================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                  FORM N-CSR

                               -----------------

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-3258

                               -----------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -----------------

              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                               -----------------

          CATHERINE L. NEWELL, ESQUIRE, VICE PRESIDENT AND SECRETARY
                     DFA INVESTMENT DIMENSIONS GROUP INC.,
              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 512-306-7400

                      DATE OF FISCAL YEAR END: OCTOBER 31

          DATE OF REPORTING PERIOD: NOVEMBER 1, 2012 - APRIL 30, 2013

================================================================================

ITEM 1.  REPORTS TO STOCKHOLDERS.

[LOGO]


SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

DFA INVESTMENT DIMENSIONS GROUP INC.
DIMENSIONAL INVESTMENT GROUP INC.
THE DFA INVESTMENT TRUST COMPANY
DIMENSIONAL EMERGING MARKETS VALUE FUND

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                        Page
                                                                        ----
   Letter to Shareholders
   Definitions of Abbreviations and Footnotes..........................   1
   DFA Investment Dimensions Group Inc.
      Disclosure of Fund Expenses......................................   3
      Disclosure of Portfolio Holdings.................................   9
      Schedules of Investments/Summary Schedules of Portfolio Holdings.  12
          Enhanced U.S. Large Company Portfolio........................  12
          U.S. Large Cap Value Portfolio...............................  16
          U.S. Targeted Value Portfolio................................  17
          U.S. Small Cap Value Portfolio...............................  20
          U.S. Core Equity 1 Portfolio.................................  23
          U.S. Core Equity 2 Portfolio.................................  26
          U.S. Vector Equity Portfolio.................................  29
          U.S. Small Cap Portfolio.....................................  32
          U.S. Micro Cap Portfolio.....................................  35
          DFA Real Estate Securities Portfolio.........................  38
          Large Cap International Portfolio............................  40
          International Core Equity Portfolio..........................  44
          International Small Company Portfolio........................  49
          Japanese Small Company Portfolio.............................  50
          Asia Pacific Small Company Portfolio.........................  50
          United Kingdom Small Company Portfolio.......................  51
          Continental Small Company Portfolio..........................  51
          DFA International Real Estate Securities Portfolio...........  52
          DFA Global Real Estate Securities Portfolio..................  56
          DFA International Small Cap Value Portfolio..................  57
          International Vector Equity Portfolio........................  62
          World ex U.S. Value Portfolio................................  67
          World ex U.S. Targeted Value Portfolio.......................  68
          World ex U.S. Core Equity Portfolio..........................  69
          Selectively Hedged Global Equity Portfolio...................  70
          Emerging Markets Portfolio...................................  71
          Emerging Markets Small Cap Portfolio.........................  71
          Emerging Markets Value Portfolio.............................  71
          Emerging Markets Core Equity Portfolio.......................  72
      Statements of Assets and Liabilities.............................  77
      Statements of Operations.........................................  84
      Statements of Changes in Net Assets..............................  91
      Financial Highlights............................................. 101
      Notes to Financial Statements.................................... 118

TABLE OF CONTENTS
CONTINUED

                                                                          Page
                                                                          ----
 DFA Investment Dimensions Group Inc. - DFA Commodity Strategy Portfolio
    Consolidated Disclosure of Fund Expenses............................. 144
    Consolidated Disclosure of Portfolio Holdings........................ 145
    Consolidated Schedule of Investments................................. 146
    Consolidated Statement of Assets and Liabilities..................... 151
    Consolidated Statement of Operations................................. 152
    Consolidated Statements of Changes in Net Assets..................... 153
    Consolidated Financial Highlights.................................... 154
    Consolidated Notes to Financial Statements........................... 155
 Dimensional Investment Group Inc.
    Disclosure of Fund Expenses.......................................... 167
    Disclosure of Portfolio Holdings..................................... 169
    Schedule of Investments/Summary Schedule of Portfolio Holdings....... 170
        DFA International Value Portfolio................................ 170
        U.S. Large Company Portfolio..................................... 171
    Statements of Assets and Liabilities................................. 174
    Statements of Operations............................................. 175
    Statements of Changes in Net Assets.................................. 176
    Financial Highlights................................................. 177
    Notes to Financial Statements........................................ 179
 The DFA Investment Trust Company
    Disclosure of Fund Expenses.......................................... 190
    Disclosure of Portfolio Holdings..................................... 192
    Summary Schedules of Portfolio Holdings.............................. 194
        The U.S. Large Cap Value Series.................................. 194
        The DFA International Value Series............................... 197
        The Japanese Small Company Series................................ 201
        The Asia Pacific Small Company Series............................ 204
        The United Kingdom Small Company Series.......................... 207
        The Continental Small Company Series............................. 210
        The Canadian Small Company Series................................ 214
        The Emerging Markets Series...................................... 217
        The Emerging Markets Small Cap Series............................ 221
    Statements of Assets and Liabilities................................. 225
    Statements of Operations............................................. 227
    Statements of Changes in Net Assets.................................. 229
    Financial Highlights................................................. 232
    Notes to Financial Statements........................................ 237

TABLE OF CONTENTS
CONTINUED

                                                               Page
                                                               ----
             Dimensional Emerging Markets Value Fund
                Disclosure of Fund Expenses................... 247
                Disclosure of Portfolio Holdings.............. 248
                Summary Schedule of Portfolio Holdings........ 249
                Statement of Assets and Liabilities........... 253
                Statement of Operations....................... 254
                Statements of Changes in Net Assets........... 255
                Financial Highlights.......................... 256
                Notes to Financial Statements................. 257
             Voting Proxies on Fund Portfolio Securities...... 263
             Board Approval of Investment Advisory Agreements. 264

This report is submitted for the information of the Funds' shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
FNMA    Federal National Mortgage Association
P.L.C.  Public Limited Company
REIT    Real Estate Investment Trust
SPDR    Standard & Poor's Depository Receipts
AUD     Australian Dollars
CAD     Canadian Dollars
EUR     Euro
GBP     British Pounds
NOK     Norwegian Krone
NZD     New Zealand Dollars
SEK     Swedish Krona
USD     United States Dollars

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than
        1.0% of the net assets of the Fund. Some of the individual securities within this category may include
        Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^       Denominated in USD, unless otherwise noted.
@       Security purchased with cash proceeds from Securities on Loan.
(r)     The adjustable rate shown is effective as of April 30, 2013.
^^      Security segregated as collateral for the Open Futures Contracts.
@@      Security segregated as collateral for Swap Agreements.
(o)     Security is being fair valued as of April 30, 2013.
##      Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
        Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
        Trustees.
(S)     Affiliated Fund.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES
CONTINUED


Financial Highlights
--------------------
(A)  Computed using average shares outstanding.
(B)  Annualized
(C)  Non-Annualized
(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
     Master Fund(s).
(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--   Amounts designated as -- are either zero or rounded to zero.
RIC  Registered Investment Company
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                Six Months Ended April 30, 2013
 EXPENSE TABLES
                                        Beginning  Ending              Expenses
                                         Account  Account   Annualized   Paid
                                          Value    Value     Expense    During
                                        11/01/12  04/30/13    Ratio*   Period*
                                        --------- --------- ---------- --------
 Enhanced U.S. Large Company Portfolio
 -------------------------------------
 Actual Fund Return
  Institutional Class Shares........... $1,000.00 $1,143.50    0.25%    $1.33
 Hypothetical 5% Annual Return
  Institutional Class Shares........... $1,000.00 $1,023.55    0.25%    $1.25

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                     Beginning  Ending              Expenses
                                      Account  Account   Annualized   Paid
                                       Value    Value     Expense    During
                                     11/01/12  04/30/13    Ratio*   Period*
                                     --------- --------- ---------- --------
   U.S. Large Cap Value Portfolio**
   --------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,183.80    0.27%    $1.46
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.46    0.27%    $1.35

   U.S. Targeted Value Portfolio
   -----------------------------
   Actual Fund Return
    Class R1 Shares................. $1,000.00 $1,186.80    0.48%    $2.60
    Class R2 Shares................. $1,000.00 $1,185.90    0.63%    $3.41
    Institutional Class Shares...... $1,000.00 $1,187.20    0.37%    $2.01
   Hypothetical 5% Annual Return
    Class R1 Shares................. $1,000.00 $1,022.41    0.48%    $2.41
    Class R2 Shares................. $1,000.00 $1,021.67    0.63%    $3.16
    Institutional Class Shares...... $1,000.00 $1,022.96    0.37%    $1.86

   U.S. Small Cap Value Portfolio
   ------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,188.30    0.52%    $2.82
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,022.22    0.52%    $2.61

   U.S. Core Equity 1 Portfolio
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,161.10    0.19%    $1.02
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.85    0.19%    $0.95

   U.S. Core Equity 2 Portfolio
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,165.90    0.22%    $1.18
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.70    0.22%    $1.10

   U.S. Vector Equity Portfolio
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,175.20    0.32%    $1.73
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.21    0.32%    $1.61

   U.S. Small Cap Portfolio
   ------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,165.30    0.37%    $1.99
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,022.96    0.37%    $1.86

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                          Beginning  Ending              Expenses
                                           Account  Account   Annualized   Paid
                                            Value    Value     Expense    During
                                          11/01/12  04/30/13    Ratio*   Period*
                                          --------- --------- ---------- --------
U.S. Micro Cap Portfolio
------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,164.70    0.52%    $2.79
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.22    0.52%    $2.61

DFA Real Estate Securities Portfolio
------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,186.10    0.18%    $0.98
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,023.90    0.18%    $0.90

Large Cap International Portfolio
---------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,149.40    0.29%    $1.55
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,023.36    0.29%    $1.45

International Core Equity Portfolio
-----------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,154.80    0.39%    $2.08
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.86    0.39%    $1.96

International Small Company Portfolio***
----------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,153.80    0.56%    $2.99
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.02    0.56%    $2.81

Japanese Small Company Portfolio**
----------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,258.20    0.57%    $3.19
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,021.97    0.57%    $2.86

Asia Pacific Small Company Portfolio**
--------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,104.70    0.59%    $3.08
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,021.87    0.59%    $2.96

United Kingdom Small Company Portfolio**
----------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,149.30    0.59%    $3.14
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,021.87    0.59%    $2.96

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                    Beginning  Ending              Expenses
                                                     Account  Account   Annualized   Paid
                                                      Value    Value     Expense    During
                                                    11/01/12  04/30/13    Ratio*   Period*
                                                    --------- --------- ---------- --------
Continental Small Company Portfolio**
-------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,162.20    0.59%    $3.16
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.87    0.59%    $2.96

DFA International Real Estate Securities Portfolio
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,154.20    0.40%    $2.14
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.81    0.40%    $2.01

DFA Global Real Estate Securities Portfolio***
----------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,171.80    0.32%    $1.72
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,023.21    0.32%    $1.61

DFA International Small Cap Value Portfolio
-------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,196.00    0.70%    $3.81
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.32    0.70%    $3.51

International Vector Equity Portfolio
-------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,159.60    0.52%    $2.78
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.22    0.52%    $2.61

World ex U.S. Value Portfolio***
--------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,129.20    0.60%    $3.17
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.82    0.60%    $3.01

World ex U.S. Targeted Value Portfolio@
---------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,154.90    0.80%    $4.25
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,020.83    0.80%    $4.01

World ex U.S. Core Equity Portfolio#
------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,016.00    0.47%    $0.27
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.46    0.47%    $2.36

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------
Selectively Hedged Global Equity Portfolio***
---------------------------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $1,154.20    0.40%    $2.14
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,022.81    0.40%    $2.01

Emerging Markets Portfolio**
----------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $1,060.80    0.59%    $3.01
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,021.87    0.59%    $2.96

Emerging Markets Small Cap Portfolio**
--------------------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $1,128.10    0.79%    $4.17
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,020.88    0.79%    $3.96

Emerging Markets Value Portfolio**
----------------------------------
Actual Fund Return
 Class R2 Shares.............................. $1,000.00 $1,082.70    0.84%    $4.34
 Institutional Class Shares................... $1,000.00 $1,084.00    0.59%    $3.05
Hypothetical 5% Annual Return
 Class R2 Shares.............................. $1,000.00 $1,020.63    0.84%    $4.21
 Institutional Class Shares................... $1,000.00 $1,021.87    0.59%    $2.96

Emerging Markets Core Equity Portfolio
--------------------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $1,081.70    0.64%    $3.30
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,021.62    0.64%    $3.21

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

***The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies).

@ World ex U.S. Targeted Value Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies). The Portfolio commenced operations on November 1, 2012. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (180), then divided by the number of days in the

DISCLOSURE OF FUND EXPENSES
CONTINUED

  year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2013 to allow for comparability.

# World ex U.S. Core Equity Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies). The Portfolio commenced operations on April 9, 2013. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (21), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2013 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Fund's holdings which reflect the investments by category or country.

FEEDER FUNDS

                                            Affiliated Investment Companies
                                            -------------------------------
    U.S. Large Cap Value Portfolio.........              100.0%
    Japanese Small Company Portfolio.......              100.0%
    Asia Pacific Small Company Portfolio...              100.0%
    United Kingdom Small Company Portfolio.              100.0%
    Continental Small Company Portfolio....              100.0%
    Emerging Markets Portfolio.............              100.0%
    Emerging Markets Small Cap Portfolio...              100.0%
    Emerging Markets Value Portfolio.......              100.0%

FUND OF FUNDS

              International Small Company Portfolio....... 100.0%
              DFA Global Real Estate Securities Portfolio. 100.0%
              World ex U.S. Value Portfolio............... 100.0%
              World ex U.S. Targeted Value Portfolio...... 100.0%
              World ex U.S. Core Equity Portfolio......... 100.0%
              Selectively Hedged Global Equity Portfolio.. 100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

ENHANCED DOMESTIC EQUITY PORTFOLIOS

       Enhanced U.S. Large Company Portfolio
Corporate....................................  30.7%
Foreign Corporate............................  23.1%
Foreign Government...........................  33.8%
Government...................................   5.1%
Supranational................................   7.3%
                                              -----
                                              100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

           U.S. Targeted Value Portfolio
Consumer Discretionary.......................  15.6%
Consumer Staples.............................   4.3%
Energy.......................................   9.6%
Financials...................................  26.0%
Health Care..................................   7.0%
Industrials..................................  15.1%
Information Technology.......................  12.8%
Materials....................................   7.8%
Other........................................    --
Telecommunication Services...................   1.2%
Utilities....................................   0.6%
                                              -----
                                              100.0%

          U.S. Small Cap Value Portfolio
Consumer Discretionary.......................  16.4%
Consumer Staples.............................   4.4%
Energy.......................................  10.1%
Financials...................................  26.6%
Health Care..................................   4.4%
Industrials..................................  17.0%
Information Technology.......................  12.6%
Materials....................................   8.1%
Other........................................    --
Telecommunication Services...................   0.3%
Utilities....................................   0.1%
                                              -----
                                              100.0%

           U.S. Core Equity 1 Portfolio
Consumer Discretionary.......................  14.1%
Consumer Staples.............................   8.1%
Energy.......................................  10.4%
Financials...................................  17.2%
Health Care..................................  11.1%
Industrials..................................  12.8%
Information Technology.......................  15.6%
Materials....................................   4.7%
Other........................................    --
Telecommunication Services...................   2.5%
Utilities....................................   3.5%
                                              -----
                                              100.0%

           U.S. Core Equity 2 Portfolio
Consumer Discretionary.......................  14.3%
Consumer Staples.............................   6.5%
Energy.......................................  11.3%
Financials...................................  20.1%
Health Care..................................  10.6%
Industrials..................................  13.5%
Information Technology.......................  13.1%
Materials....................................   5.1%
Other........................................    --
Telecommunication Services...................   3.1%
Utilities....................................   2.4%
                                              -----
                                              100.0%

           U.S. Vector Equity Portfolio
Consumer Discretionary.......................  15.6%
Consumer Staples.............................   5.4%
Energy.......................................  11.0%
Financials...................................  24.1%
Health Care..................................   8.4%
Industrials..................................  13.6%
Information Technology.......................  12.0%
Materials....................................   6.2%
Other........................................    --
Telecommunication Services...................   2.3%
Utilities....................................   1.4%
                                              -----
                                              100.0%

             U.S. Small Cap Portfolio
Consumer Discretionary.......................  19.0%
Consumer Staples.............................   4.4%
Energy.......................................   5.2%
Financials...................................  17.0%
Health Care..................................   9.4%
Industrials..................................  18.0%
Information Technology.......................  17.1%
Materials....................................   5.8%
Other........................................    --
Telecommunication Services...................   0.5%
Utilities....................................   3.6%
                                              -----
                                              100.0%

             U.S. Micro Cap Portfolio
Consumer Discretionary.......................  19.2%
Consumer Staples.............................   4.4%
Energy.......................................   4.9%
Financials...................................  17.4%
Health Care..................................   9.9%
Industrials..................................  17.3%
Information Technology.......................  17.0%
Materials....................................   6.8%
Other........................................    --
Telecommunication Services...................   1.1%
Utilities....................................   2.0%
                                              -----
                                              100.0%

       DFA Real Estate Securities Portfolio
Real Estate Investment Trusts................ 100.0%
                                              -----
                                              100.0%

         Large Cap International Portfolio
Consumer Discretionary.......................  10.8%
Consumer Staples.............................  11.1%
Energy.......................................   9.0%
Financials...................................  25.9%
Health Care..................................   9.4%
Industrials..................................  12.1%
Information Technology.......................   4.3%
Materials....................................   9.5%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   4.7%
Utilities....................................   3.2%
                                              -----
                                              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


        International Core Equity Portfolio
Consumer Discretionary.......................  13.5%
Consumer Staples.............................   7.2%
Energy.......................................   8.6%
Financials...................................  26.7%
Health Care..................................   5.3%
Industrials..................................  16.5%
Information Technology.......................   5.5%
Materials....................................  10.8%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   3.1%
Utilities....................................   2.8%
                                              -----
                                              100.0%

DFA International Real Estate Securities Portfolio
Consumer Discretionary.......................   0.2%
Financials...................................   0.9%
Other........................................    --
Real Estate Investment Trusts................  98.9%
                                              -----
                                              100.0%

    DFA International Small Cap Value Portfolio
Consumer Discretionary.......................  20.5%
Consumer Staples.............................   4.0%
Energy.......................................   4.9%
Financials...................................  20.8%
Health Care..................................   2.2%
Industrials..................................  26.0%
Information Technology.......................   4.8%
Materials....................................  16.1%
Other........................................    --
Telecommunication Services...................   0.3%
Utilities....................................   0.4%
                                              -----
                                              100.0%

       International Vector Equity Portfolio
Consumer Discretionary.......................  15.1%
Consumer Staples.............................   6.4%
Energy.......................................   7.5%
Financials...................................  26.1%
Health Care..................................   4.2%
Industrials..................................  18.6%
Information Technology.......................   6.1%
Materials....................................  12.0%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   2.3%
Utilities....................................   1.7%
                                              -----
                                              100.0%

      Emerging Markets Core Equity Portfolio
Consumer Discretionary.......................  10.5%
Consumer Staples.............................   8.2%
Energy.......................................   8.8%
Financials...................................  26.2%
Health Care..................................   2.4%
Industrials..................................  10.8%
Information Technology.......................  12.3%
Materials....................................  12.6%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   4.4%
Utilities....................................   3.8%
                                              -----
                                              100.0%

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
BONDS -- (88.8%)
AUSTRALIA -- (4.5%)
Commonwealth Bank of Australia
^^  3.500%, 03/19/15.............................     $ 4,000 $ 4,217,724
Westpac Banking Corp.
^^  6.500%, 06/24/13............................. EUR   3,500   4,647,861
                                                              -----------
TOTAL AUSTRALIA..................................               8,865,585
                                                              -----------

AUSTRIA -- (4.7%)
Austria Government International Bond
^^  5.000%, 05/19/14.............................       3,500   3,673,005
KA Finanz AG
^^  2.250%, 03/24/14............................. EUR   4,300   5,766,835
                                                              -----------
TOTAL AUSTRIA....................................               9,439,840
                                                              -----------

BELGIUM -- (1.3%)
Belgium Government International Bond
^^  2.750%, 03/05/15.............................       2,500   2,598,600
                                                              -----------

CANADA -- (6.2%)
Canadian Imperial Bank of Commerce
^^  1.450%, 09/13/13.............................         600     602,191
Enbridge, Inc.
^^  5.800%, 06/15/14.............................       1,100   1,162,270
Encana Corp.
^^  4.750%, 10/15/13.............................         800     814,721
Husky Energy, Inc.
^^  5.900%, 06/15/14.............................       1,000   1,055,868
Ontario, Province of Canada
^^  4.100%, 06/16/14.............................       1,000   1,042,656
Thomson Reuters Corp.
^^  5.700%, 10/01/14.............................         800     856,051
Toronto-Dominion Bank (The)
^^  1.375%, 07/14/14.............................       5,000   5,057,495
TransAlta Corp.
^^  4.750%, 01/15/15.............................         925     976,189
TransCanada PipeLines, Ltd.
^^  4.000%, 06/15/13.............................         685     687,645
                                                              -----------
TOTAL CANADA.....................................              12,255,086
                                                              -----------

DENMARK -- (2.0%)
Kommunekredit
^^  1.250%, 09/03/13.............................       4,000   4,011,744
                                                              -----------

FINLAND -- (2.7%)
Municipality Finance P.L.C.
^^  2.000%, 05/28/14............................. SEK  35,000   5,435,462
                                                              -----------

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
FRANCE -- (8.3%)
BNP Paribas SA
^^  3.250%, 03/11/15.............................      $1,500 $ 1,560,724
Caisse d'Amortissement de la Dette Sociale
^^  1.625%, 03/17/14.............................       5,000   5,056,380
France Telecom SA
^^  4.375%, 07/08/14.............................       1,000   1,040,934
Reseau Ferre de France
^^  4.625%, 03/17/14............................. EUR   3,000   4,100,984
Societe Financement de l'Economie Francaise
^^  3.250%, 01/16/14............................. EUR   3,500   4,708,999
                                                              -----------
TOTAL FRANCE.....................................              16,468,021
                                                              -----------

GERMANY -- (9.2%)
KFW
^^  4.950%, 10/14/14............................. CAD   5,000   5,223,445
Landeskreditbank Baden- Wuerttemberg Foerderbank
^^  3.250%, 01/29/14............................. EUR   3,000   4,041,721
Landwirtschaftliche Rentenbank
^^  4.125%, 07/15/13.............................       4,000   4,031,360
NRW Bank
^^  1.375%, 08/26/13.............................       5,000   5,015,730
                                                              -----------
TOTAL GERMANY....................................              18,312,256
                                                              -----------

NETHERLANDS -- (9.6%)
Bank Nederlandse Gemeenten
^^  3.750%, 03/14/14............................. EUR   3,000   4,073,344
^^  3.125%, 01/12/15.............................       1,500   1,567,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
^^  2.500%, 12/12/13.............................       2,000   2,022,928
^^  4.375%, 01/22/14............................. EUR   2,000   2,710,363
Koninklijke Philips Electronics NV
^^  7.250%, 08/15/13.............................       1,000   1,019,164
Nederlandse Waterschapsbank NV
^^  3.000%, 03/17/15.............................       2,900   3,035,430
SNS Bank NV
^^  3.500%, 03/10/14............................. EUR   3,500   4,739,448
                                                              -----------
TOTAL NETHERLANDS................................              19,168,177
                                                              -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (7.3%)
EUROFIMA
^^  6.000%, 01/28/14............................. AUD     625     661,065
^^  4.250%, 02/04/14.............................       2,500   2,573,250

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
European Financial Stability Facility
^^  1.000%, 03/12/14............................. EUR   1,000 $ 1,326,696
European Investment Bank
^^  3.125%, 06/04/14.............................       5,000   5,154,450
International Finance Facility for Immunisation
^^  3.375%, 05/15/14............................. GBP   3,000   4,792,260
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              14,507,721
                                                              -----------

SWEDEN -- (6.4%)
Nordea Bank AB
^^  4.500%, 05/12/14............................. EUR   3,000   4,118,984
Svensk Exportkredit AB
^^  3.000%, 06/10/13............................. NOK  22,100   3,834,780
Svenska Handelsbanken AB
^^  4.875%, 03/25/14............................. EUR   3,500   4,797,654
                                                              -----------
TOTAL SWEDEN.....................................              12,751,418
                                                              -----------

SWITZERLAND -- (0.3%)
Credit Suisse New York
^^  5.000%, 05/15/13.............................         600     600,937
                                                              -----------

UNITED KINGDOM -- (1.6%)
Barclays Bank P.L.C.
^^  5.200%, 07/10/14.............................         300     315,765
BP Capital Markets P.L.C.
^^  5.250%, 11/07/13.............................       1,750   1,794,005
Vodafone Group P.L.C.
^^  5.000%, 12/16/13.............................       1,000   1,028,141
                                                              -----------
TOTAL UNITED KINGDOM.............................               3,137,911
                                                              -----------

UNITED STATES -- (24.7%)
Allstate Corp. (The)
^^  7.500%, 06/15/13.............................   $     489     493,076
American Express Credit Corp.
^^  7.300%, 08/20/13.............................         500     510,250
American International Group, Inc.
^^  3.000%, 03/20/15.............................       1,500   1,555,428
Assurant, Inc.
^^  5.625%, 02/15/14.............................       1,000   1,036,696
Bank of America Corp.
^^  7.375%, 05/15/14.............................       1,000   1,066,434
BB&T Corp.
^^  3.375%, 09/25/13.............................         600     607,327
Boston Scientific Corp.
^^  4.500%, 01/15/15.............................       1,000   1,058,122
Bristol-Myers Squibb Co.
^^  5.250%, 08/15/13.............................         345     349,206

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Burlington Northern Santa Fe LLC
^^  4.300%, 07/01/13............................. $       600 $  603,765
Campbell Soup Co.
^^  4.875%, 10/01/13.............................         251    255,650
Capital One Financial Corp.
^^  2.125%, 07/15/14.............................       1,000  1,015,775
Cisco Systems, Inc.
^^  1.625%, 03/14/14.............................       1,000  1,011,761
Citigroup, Inc.
^^  6.375%, 08/12/14.............................       1,500  1,603,831
Coca-Cola Enterprises, Inc.
^^  1.125%, 11/12/13.............................       1,921  1,928,690
Consolidated Edison Co. of New York, Inc.
^^  3.850%, 06/15/13.............................         250    250,937
Daimler Finance North America LLC
^^  6.500%, 11/15/13.............................       1,500  1,548,193
Dell, Inc.
^^  1.400%, 09/10/13.............................         600    600,816
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
^^  4.750%, 10/01/14.............................       1,500  1,581,633
Duke Energy Corp.
^^  3.950%, 09/15/14.............................       1,600  1,673,486
Enterprise Products Operating LLC
^^  9.750%, 01/31/14.............................       1,000  1,067,506
^^  5.600%, 10/15/14.............................         500    534,972
Fifth Third Bancorp
^^  6.250%, 05/01/13.............................         600    600,000
Freeport-McMoRan Copper & Gold, Inc.
^^  1.400%, 02/13/15.............................         500    504,566
Georgia Power Co.
^^  1.300%, 09/15/13.............................         700    702,526
Goldman Sachs Group, Inc. (The)
^^  5.125%, 01/15/15.............................         894    955,507
Hartford Financial Services Group, Inc.
^^  4.750%, 03/01/14.............................       1,580  1,629,489
Hewlett-Packard Co.
^^  1.250%, 09/13/13.............................         500    500,860
HSBC USA, Inc.
^^  2.375%, 02/13/15.............................       1,000  1,030,238
JPMorgan Chase & Co.
^^  2.050%, 01/24/14.............................       1,000  1,012,450
Kimberly-Clark Corp.
^^  5.000%, 08/15/13.............................         600    607,854
MetLife, Inc.
^^  5.000%, 11/24/13.............................         350    359,030
Morgan Stanley
^^  4.200%, 11/20/14.............................       1,500  1,569,693

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
UNITED STATES -- (Continued)
National City Corp.
^^  4.900%, 01/15/15.............................   $   1,500 $  1,605,973
PACCAR Financial Corp.
^^  2.050%, 06/17/13.............................         600      601,360
Philip Morris International, Inc.
^^  4.875%, 05/16/13.............................         600      600,998
Praxair, Inc.
^^  2.125%, 06/14/13.............................         815      816,728
Safeway, Inc.
^^  5.625%, 08/15/14.............................       1,500    1,585,020
Spectra Energy Capital LLC
^^  5.500%, 03/01/14.............................       1,500    1,558,284
St Jude Medical, Inc.
^^  2.200%, 09/15/13.............................       1,800    1,811,781
Toyota Motor Credit Corp.
^^  3.820%, 10/24/13............................. NZD   4,000    3,436,887
Union Bank NA
^^  2.125%, 12/16/13.............................       1,050    1,060,372
Viacom, Inc.
^^  4.375%, 09/15/14.............................       1,500    1,573,551
Wachovia Corp.
^^  5.500%, 05/01/13.............................       1,000    1,000,000
WellPoint, Inc.
^^  5.000%, 12/15/14.............................       1,572    1,679,910
Williams Partners L.P.
^^  3.800%, 02/15/15.............................       1,000    1,051,343
Xerox Corp.
^^  4.250%, 02/15/15.............................       1,000    1,054,714
                                                              ------------
TOTAL UNITED STATES..............................               49,262,688
                                                              ------------
TOTAL BONDS......................................              176,815,446
                                                              ------------

                                                     Face
                                                    Amount^    Value+
                                                    -------    ------
                                                     (000)
AGENCY OBLIGATIONS -- (5.2%)
Federal National Mortgage Association
^^  0.750%, 12/18/13.............................   $   800 $    803,246
Federal National Mortgage Association Discount
 Note
^^  0.117%, 06/24/13.............................     4,500    4,498,591
^^  0.127%, 07/02/13.............................     5,000    4,999,655
                                                            ------------
TOTAL AGENCY OBLIGATIONS.........................             10,301,492
                                                            ------------

COMMERCIAL PAPER -- (2.5%)
UNITED STATES -- (2.5%)
Walt Disney Co. (The)
##  0.100%, 05/24/13.............................     4,900    4,899,687
                                                            ------------

                                                    Shares
                                                    ------
EXCHANGE-TRADED FUNDS -- (3.5%)
UNITED STATES -- (3.5%)
^^  SPDR S&P 500 ETF Trust.......................    44,100 $  7,041,888
                                                            ------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $195,388,359)..............................           $199,058,513
                                                            ============

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             Investments in Securities (Market Value)
                                          ----------------------------------------------
                                            Level 1      Level 2    Level 3     Total
                                          ----------- ------------  ------- ------------
Bonds
  Australia..............................          -- $  8,865,585    --    $  8,865,585
  Austria................................          --    9,439,840    --       9,439,840
  Belgium................................          --    2,598,600    --       2,598,600
  Canada.................................          --   12,255,086    --      12,255,086
  Denmark................................          --    4,011,744    --       4,011,744
  Finland................................          --    5,435,462    --       5,435,462
  France.................................          --   16,468,021    --      16,468,021
  Germany................................          --   18,312,256    --      18,312,256
  Netherlands............................          --   19,168,177    --      19,168,177
  Supranational Organization Obligations.          --   14,507,721    --      14,507,721
  Sweden.................................          --   12,751,418    --      12,751,418
  Switzerland............................          --      600,937    --         600,937
  United Kingdom.........................          --    3,137,911    --       3,137,911
  United States..........................          --   49,262,688    --      49,262,688
Agency Obligations.......................          --   10,301,492    --      10,301,492
Commercial Paper
  United States..........................          --    4,899,687    --       4,899,687
Exchange-Traded Funds.................... $ 7,041,888           --    --       7,041,888
Forward Currency Contracts**.............          --     (511,511)   --        (511,511)
Futures Contracts**......................   7,774,388           --    --       7,774,388
                                          ----------- ------------    --    ------------
TOTAL.................................... $14,816,276 $191,505,114    --    $206,321,390
                                          =========== ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                 Value+
                                                             ---------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA
  Investment Trust Company.................................. $10,293,125,141
                                                             ---------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $7,006,025,277)........................................ $10,293,125,141
                                                             ===============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                             Shares      Value+    of Net Assets**
                                             ------      ------    ---------------
COMMON STOCKS -- (86.8%)
Consumer Discretionary -- (13.5%)
#*  Cabela's, Inc..........................   326,469 $ 20,959,310            0.6%
    Dillard's, Inc. Class A................   222,853   18,365,316            0.5%
#   GameStop Corp. Class A.................   635,798   22,189,350            0.6%
#   Lennar Corp. Class A...................   440,863   18,172,373            0.5%
*   Mohawk Industries, Inc.................   298,339   33,079,828            0.9%
#   Washington Post Co. (The) Class B......    28,060   12,440,120            0.4%
    Other Securities.......................            429,317,414           12.0%
                                                      ------------           -----
Total Consumer Discretionary...............            554,523,711           15.5%
                                                      ------------           -----
Consumer Staples -- (3.7%)
*   Constellation Brands, Inc. Class A.....   373,609   18,437,604            0.5%
#*  Hain Celestial Group, Inc. (The).......   202,444   13,209,471            0.4%
*   Smithfield Foods, Inc..................   767,800   19,655,680            0.6%
    Other Securities.......................            101,274,572            2.8%
                                                      ------------           -----
Total Consumer Staples.....................            152,577,327            4.3%
                                                      ------------           -----
Energy -- (8.4%)
*   Helix Energy Solutions Group, Inc......   550,015   12,672,346            0.4%
*   Rowan Cos. P.L.C. Class A..............   630,839   20,521,193            0.6%
#   Tesoro Corp............................   728,585   38,906,439            1.1%
#   Tidewater, Inc.........................   256,438   13,450,173            0.4%
#   Western Refining, Inc..................   423,850   13,101,203            0.4%
    Other Securities.......................            243,319,507            6.7%
                                                      ------------           -----
Total Energy...............................            341,970,861            9.6%
                                                      ------------           -----
Financials -- (22.6%)
    Allied World Assurance Co. Holdings AG.   192,146   17,448,778            0.5%
    Alterra Capital Holdings, Ltd..........   443,922   14,449,661            0.4%
*   American Capital, Ltd.................. 1,347,022   20,380,443            0.6%
    American Financial Group, Inc..........   465,600   22,474,512            0.6%
    Aspen Insurance Holdings, Ltd..........   342,379   13,075,454            0.4%
#   Assurant, Inc..........................   429,284   20,408,161            0.6%
    Assured Guaranty, Ltd..................   647,146   13,350,622            0.4%
    Axis Capital Holdings, Ltd.............   593,046   26,467,643            0.8%
    CNO Financial Group, Inc............... 1,174,038   13,290,110            0.4%
#   Legg Mason, Inc........................   686,279   21,864,849            0.6%
    NASDAQ OMX Group, Inc. (The)...........   858,799   25,317,395            0.7%
#   Old Republic International Corp........ 1,178,722   15,912,747            0.5%
#   PartnerRe, Ltd.........................   301,355   28,429,831            0.8%
#   People's United Financial, Inc......... 1,422,378   18,718,494            0.5%
#   Protective Life Corp...................   383,246   14,586,343            0.4%
    Reinsurance Group of America, Inc......   356,518   22,300,201            0.6%
#   Validus Holdings, Ltd..................   384,059   14,828,518            0.4%
#   Zions BanCorp..........................   749,845   18,461,184            0.5%
    Other Securities.......................            582,814,487           16.2%
                                                      ------------           -----
Total Financials...........................            924,579,433           25.9%
                                                      ------------           -----
Health Care -- (6.0%)
    Community Health Systems, Inc..........   328,963   14,990,844            0.4%
    Coventry Health Care, Inc..............   662,402   32,822,019            0.9%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------
Health Care -- (Continued)
#     Omnicare, Inc..............................    551,404 $   24,134,953            0.7%
      Other Securities...........................               174,964,866            4.9%
                                                             --------------          ------
Total Health Care................................               246,912,682            6.9%
                                                             --------------          ------
Industrials -- (13.1%)
      AMERCO.....................................     84,246     13,538,332            0.4%
*     Avis Budget Group, Inc.....................    578,582     16,686,305            0.5%
#*    Owens Corning..............................    567,793     23,881,374            0.7%
      Ryder System, Inc..........................    245,750     14,270,702            0.4%
*     Terex Corp.................................    442,498     12,655,443            0.4%
      Trinity Industries, Inc....................    409,075     17,267,056            0.5%
      URS Corp...................................    294,716     12,943,927            0.4%
      Other Securities...........................               425,915,873           11.7%
                                                             --------------          ------
Total Industrials................................               537,159,012           15.0%
                                                             --------------          ------
Information Technology -- (11.1%)
      AOL, Inc...................................    465,034     17,968,914            0.5%
#*    Arrow Electronics, Inc.....................    463,696     18,190,794            0.5%
#*    Avnet, Inc.................................    540,580     17,703,995            0.5%
*     Tech Data Corp.............................    261,278     12,209,521            0.4%
      Other Securities...........................               389,626,984           10.9%
                                                             --------------          ------
Total Information Technology.....................               455,700,208           12.8%
                                                             --------------          ------
Materials -- (6.8%)
#     Domtar Corp................................    168,731     11,728,492            0.3%
*     Louisiana-Pacific Corp.....................    736,661     13,348,297            0.4%
#     Reliance Steel & Aluminum Co...............    364,801     23,737,601            0.7%
#     Rock Tenn Co. Class A......................    203,483     20,376,788            0.6%
      Other Securities...........................               208,854,485            5.8%
                                                             --------------          ------
Total Materials..................................               278,045,663            7.8%
                                                             --------------          ------
Other -- (0.0%)
      Other Securities...........................                        --            0.0%
                                                             --------------          ------
Telecommunication Services -- (1.1%)
      Other Securities...........................                43,220,714            1.2%
                                                             --------------          ------
Utilities -- (0.5%)
      Other Securities...........................                19,372,071            0.5%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             3,554,061,682           99.5%
                                                             --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                    75,599            0.0%
                                                             --------------          ------
TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves. 15,049,046     15,049,046            0.4%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (12.8%)
(S)@  DFA Short Term Investment Fund............. 45,232,151    523,335,992           14.6%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,202,716,216)........................              $4,092,522,319          114.5%
                                                             ==============          ======

U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  554,523,711           --   --    $  554,523,711
  Consumer Staples............    152,577,327           --   --       152,577,327
  Energy......................    341,970,861           --   --       341,970,861
  Financials..................    924,571,921 $      7,512   --       924,579,433
  Health Care.................    246,771,362      141,320   --       246,912,682
  Industrials.................    537,049,912      109,100   --       537,159,012
  Information Technology......    455,700,208           --   --       455,700,208
  Materials...................    278,045,663           --   --       278,045,663
  Other.......................             --           --   --                --
  Telecommunication Services..     43,220,714           --   --        43,220,714
  Utilities...................     19,372,071           --   --        19,372,071
Rights/Warrants...............             --       75,599   --            75,599
Temporary Cash Investments....     15,049,046           --   --        15,049,046
Securities Lending Collateral.             --  523,335,992   --       523,335,992
                               -------------- ------------   --    --------------
TOTAL......................... $3,568,852,796 $523,669,523   --    $4,092,522,319
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                        Percentage
                                              Shares       Value+     of Net Assets**
                                              ------       ------     ---------------
COMMON STOCKS -- (87.1%)
Consumer Discretionary -- (14.3%)
#*  Cabela's, Inc...........................   753,597 $   48,380,927            0.6%
#   Dillard's, Inc. Class A.................   711,596     58,642,626            0.7%
#*  Iconix Brand Group, Inc................. 2,233,461     63,988,658            0.8%
#*  Live Nation Entertainment, Inc.......... 2,980,399     37,642,439            0.5%
    Penske Automotive Group, Inc............ 1,250,616     38,669,047            0.5%
#   Rent-A-Center, Inc...................... 1,669,788     58,325,695            0.7%
#   Scholastic Corp......................... 1,407,493     38,635,683            0.5%
    Other Securities........................              964,508,688           12.1%
                                                       --------------           -----
Total Consumer Discretionary................            1,308,793,763           16.4%
                                                       --------------           -----
Consumer Staples -- (3.9%)
#   Fresh Del Monte Produce, Inc............ 1,540,549     39,145,350            0.5%
#*  Prestige Brands Holdings, Inc........... 1,324,865     35,705,112            0.5%
    Seaboard Corp...........................    18,588     51,042,276            0.6%
#   Universal Corp..........................   830,795     47,812,252            0.6%
    Other Securities........................              177,113,610            2.2%
                                                       --------------           -----
Total Consumer Staples......................              350,818,600            4.4%
                                                       --------------           -----
Energy -- (8.8%)
#   Bristow Group, Inc...................... 1,323,551     83,648,423            1.1%
#*  Exterran Holdings, Inc.................. 2,112,961     55,824,430            0.7%
#*  Helix Energy Solutions Group, Inc....... 3,427,466     78,968,817            1.0%
#*  Hercules Offshore, Inc.................. 5,178,862     38,168,213            0.5%
#*  Hornbeck Offshore Services, Inc......... 1,296,122     58,221,800            0.7%
#*  PDC Energy, Inc.........................   877,106     37,978,690            0.5%
#   Western Refining, Inc................... 1,903,294     58,830,818            0.7%
    Other Securities........................              394,702,541            4.9%
                                                       --------------           -----
Total Energy................................              806,343,732           10.1%
                                                       --------------           -----
Financials -- (23.2%)
#   Argo Group International Holdings, Ltd..   926,512     38,403,922            0.5%
    CNO Financial Group, Inc................ 8,581,021     97,137,158            1.2%
#   Endurance Specialty Holdings, Ltd....... 1,100,056     53,869,742            0.7%
    First American Financial Corp........... 1,333,977     35,710,564            0.5%
#   Kemper Corp............................. 1,579,058     50,308,788            0.6%
#*  MBIA, Inc............................... 4,001,054     37,849,971            0.5%
#   Montpelier Re Holdings, Ltd............. 2,155,898     55,535,932            0.7%
#*  PHH Corp................................ 1,970,813     41,544,738            0.5%
#   Platinum Underwriters Holdings, Ltd.....   838,148     47,564,899            0.6%
#   Radian Group, Inc....................... 3,406,246     40,704,640            0.5%
#   Selective Insurance Group, Inc.......... 1,844,118     43,207,685            0.6%
#   Susquehanna Bancshares, Inc............. 4,934,549     57,586,187            0.7%
#   Umpqua Holdings Corp.................... 3,925,750     47,109,000            0.6%
#   Webster Financial Corp.................. 2,089,538     48,832,503            0.6%
#   Wintrust Financial Corp................. 1,227,565     44,020,481            0.6%
    Other Securities........................            1,379,658,082           17.1%
                                                       --------------           -----
Total Financials............................            2,119,044,292           26.5%
                                                       --------------           -----
Health Care -- (3.8%)
#*  LifePoint Hospitals, Inc................ 1,892,213     90,826,224            1.2%
    Other Securities........................              257,609,024            3.1%
                                                       --------------           -----
Total Health Care...........................              348,435,248            4.3%
                                                       --------------           -----

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                               Percentage
                                                    Shares        Value+     of Net Assets**
                                                    ------        ------     ---------------

Industrials -- (14.8%)
      AMERCO......................................    346,122 $   55,621,805            0.7%
#*    Avis Budget Group, Inc......................  4,147,655    119,618,370            1.5%
*     Esterline Technologies Corp.................  1,117,001     83,819,755            1.1%
#     GATX Corp...................................  1,692,613     86,238,632            1.1%
#*    General Cable Corp..........................  1,363,354     47,008,446            0.6%
#*    JetBlue Airways Corp........................ 10,066,250     69,356,462            0.9%
      Other Securities............................               893,175,584           11.0%
                                                              --------------          ------
Total Industrials.................................             1,354,839,054           16.9%
                                                              --------------          ------

Information Technology -- (10.9%)
#*    Benchmark Electronics, Inc..................  2,299,623     41,025,274            0.5%
#*    CACI International, Inc. Class A............    767,088     44,866,977            0.6%
#     Convergys Corp..............................  3,909,664     66,542,481            0.8%
#*    Fairchild Semiconductor International, Inc..  2,878,146     37,128,083            0.5%
#*    SYNNEX Corp.................................  1,147,081     39,689,003            0.5%
#*    Vishay Intertechnology, Inc.................  4,241,593     59,551,966            0.8%
      Other Securities............................               709,996,028            8.8%
                                                              --------------          ------
Total Information Technology......................               998,799,812           12.5%
                                                              --------------          ------

Materials -- (7.0%)
#*    Graphic Packaging Holding Co................  5,789,957     43,540,477            0.5%
#     Kaiser Aluminum Corp........................    623,602     39,286,926            0.5%
#*    Louisiana-Pacific Corp......................  5,071,045     91,887,335            1.2%
      Westlake Chemical Corp......................    770,014     64,018,964            0.8%
      Other Securities............................               403,397,619            5.0%
                                                              --------------          ------
Total Materials...................................               642,131,321            8.0%
                                                              --------------          ------

Other -- (0.0%)
      Other Securities............................                    85,259            0.0%
                                                              --------------          ------

Telecommunication Services -- (0.3%)
      Other Securities............................                25,631,364            0.3%
                                                              --------------          ------

Utilities -- (0.1%)
      Other Securities............................                 5,505,366            0.1%
                                                              --------------          ------
TOTAL COMMON STOCKS...............................             7,960,427,811           99.5%
                                                              --------------          ------

PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
      Other Securities............................                        --            0.0%
                                                              --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................                   127,077            0.0%
                                                              --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves.. 33,495,935     33,495,935            0.4%
                                                              --------------          ------

                                                    Shares/
                                                     Face
                                                    Amount
                                                    -------
                                                     (000)
SECURITIES LENDING COLLATERAL -- (12.5%)
(S)@  DFA Short Term Investment Fund.............. 99,180,485  1,147,518,217           14.3%
                                                              --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $7,377,560,625).........................              $9,141,569,040          114.2%
                                                              ==============          ======

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks
  Consumer Discretionary...... $1,308,793,763             --   --    $1,308,793,763
  Consumer Staples............    350,818,600             --   --       350,818,600
  Energy......................    806,343,732             --   --       806,343,732
  Financials..................  2,118,994,389 $       49,903   --     2,119,044,292
  Health Care.................    347,583,046        852,202   --       348,435,248
  Industrials.................  1,354,215,317        623,737   --     1,354,839,054
  Information Technology......    998,799,812             --   --       998,799,812
  Materials...................    642,131,321             --   --       642,131,321
  Other.......................             --         85,259   --            85,259
  Telecommunication Services..     25,631,364             --   --        25,631,364
  Utilities...................      5,505,366             --   --         5,505,366
Preferred Stocks
  Other.......................             --             --   --                --
Rights/Warrants...............             --        127,077   --           127,077
Temporary Cash Investments....     33,495,935             --   --        33,495,935
Securities Lending Collateral.             --  1,147,518,217   --     1,147,518,217
                               -------------- --------------   --    --------------
TOTAL......................... $7,992,312,645 $1,149,256,395   --    $9,141,569,040
                               ============== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                           Shares       Value+     of Net Assets**
                                           ------       ------     ---------------
COMMON STOCKS -- (86.9%)
Consumer Discretionary -- (12.2%)
*   Amazon.com, Inc......................    80,522 $   20,437,289            0.3%
    Comcast Corp. Class A................   634,102     26,188,413            0.4%
    Home Depot, Inc. (The)...............   327,533     24,024,546            0.4%
    McDonald's Corp......................   218,435     22,310,951            0.4%
    Time Warner, Inc.....................   289,777     17,322,869            0.3%
    Walt Disney Co. (The)................   447,208     28,102,551            0.5%
    Other Securities.....................              713,428,852           11.7%
                                                    --------------           -----
Total Consumer Discretionary.............              851,815,471           14.0%
                                                    --------------           -----
Consumer Staples -- (7.0%)
#   Altria Group, Inc....................   437,249     15,963,961            0.3%
    Coca-Cola Co. (The)..................   875,095     37,042,771            0.6%
    CVS Caremark Corp....................   382,692     22,265,021            0.4%
    Mondelez International, Inc. Class A.   517,494     16,275,186            0.3%
    PepsiCo, Inc.........................   335,773     27,691,199            0.5%
    Philip Morris International, Inc.....   365,866     34,973,131            0.6%
    Procter & Gamble Co. (The)...........   566,788     43,512,315            0.7%
    Wal-Mart Stores, Inc.................   499,081     38,788,575            0.6%
    Other Securities.....................              252,485,914            4.0%
                                                    --------------           -----
Total Consumer Staples...................              488,998,073            8.0%
                                                    --------------           -----
Energy -- (9.1%)
    Chevron Corp.........................   605,873     73,922,565            1.2%
    ConocoPhillips.......................   368,973     22,304,418            0.4%
    Exxon Mobil Corp..................... 1,342,599    119,477,885            2.0%
    Occidental Petroleum Corp............   229,346     20,471,424            0.3%
    Schlumberger, Ltd....................   275,998     20,542,531            0.3%
    Other Securities.....................              373,742,419            6.1%
                                                    --------------           -----
Total Energy.............................              630,461,242           10.3%
                                                    --------------           -----
Financials -- (15.0%)
    American Express Co..................   214,443     14,670,046            0.3%
*   American International Group, Inc....   444,345     18,404,770            0.3%
    Bank of America Corp................. 3,474,950     42,776,634            0.7%
*   Berkshire Hathaway, Inc. Class B.....   387,167     41,163,595            0.7%
    Citigroup, Inc.......................   973,938     45,443,947            0.8%
    Goldman Sachs Group, Inc. (The)......   142,009     20,743,255            0.4%
    JPMorgan Chase & Co.................. 1,229,045     60,235,495            1.0%
    U.S. Bancorp.........................   564,831     18,797,576            0.3%
    Wells Fargo & Co..................... 1,607,133     61,038,911            1.0%
    Other Securities.....................              718,338,168           11.6%
                                                    --------------           -----
Total Financials.........................            1,041,612,397           17.1%
                                                    --------------           -----
Health Care -- (9.7%)
    AbbVie, Inc..........................   326,296     15,025,931            0.3%
    Amgen, Inc...........................   198,736     20,710,279            0.4%
#*  Gilead Sciences, Inc.................   331,127     16,768,271            0.3%
    Johnson & Johnson....................   612,773     52,226,643            0.9%
    Merck & Co., Inc.....................   801,185     37,655,695            0.6%
    Pfizer, Inc.......................... 2,214,432     64,373,538            1.1%
    UnitedHealth Group, Inc..............   287,692     17,241,382            0.3%
    Other Securities.....................              450,148,439            7.2%
                                                    --------------           -----
Total Health Care........................              674,150,178           11.1%
                                                    --------------           -----

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------
Industrials -- (11.1%)
#     3M Co......................................    141,624 $   14,829,449            0.3%
      General Electric Co........................  3,238,107     72,177,405            1.2%
      Union Pacific Corp.........................    144,700     21,409,812            0.4%
      United Technologies Corp...................    189,500     17,299,455            0.3%
      Other Securities...........................               647,855,877           10.5%
                                                             --------------          ------
Total Industrials................................               773,571,998           12.7%
                                                             --------------          ------
Information Technology -- (13.5%)
      Apple, Inc.................................    195,508     86,561,167            1.4%
      Cisco Systems, Inc.........................  1,465,624     30,660,854            0.5%
*     Google, Inc. Class A.......................     59,591     49,136,951            0.8%
#     Intel Corp.................................  1,089,538     26,094,435            0.4%
#     International Business Machines Corp.......    233,618     47,316,990            0.8%
#     Microsoft Corp.............................  1,531,421     50,690,035            0.8%
      Oracle Corp................................    824,388     27,023,439            0.5%
      QUALCOMM, Inc..............................    373,897     23,039,533            0.4%
      Visa, Inc. Class A.........................    116,505     19,626,432            0.3%
      Other Securities...........................               581,944,942            9.6%
                                                             --------------          ------
Total Information Technology.....................               942,094,778           15.5%
                                                             --------------          ------
Materials -- (4.1%)
      Other Securities...........................               287,322,356            4.7%
                                                             --------------          ------
Other -- (0.0%)
      Other Securities...........................                        --            0.0%
                                                             --------------          ------
Telecommunication Services -- (2.2%)
      AT&T, Inc..................................  1,714,631     64,230,077            1.1%
#     Verizon Communications, Inc................    743,452     40,079,497            0.7%
      Other Securities...........................                45,371,354            0.6%
                                                             --------------          ------
Total Telecommunication Services.................               149,680,928            2.4%
                                                             --------------          ------
Utilities -- (3.0%)
      Other Securities...........................               211,496,170            3.5%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             6,051,203,591           99.3%
                                                             --------------          ------
PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
      Other Securities...........................                        --            0.0%
                                                             --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                    26,070            0.0%
                                                             --------------          ------
TEMPORARY CASH INVESTMENTS -- (0.7%)
      State Street Institutional Liquid Reserves. 45,236,061     45,236,061            0.7%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (12.4%)
(S)@  DFA Short Term Investment Fund............. 74,510,716    862,088,981           14.2%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,462,403,208)........................              $6,958,554,703          114.2%
                                                             ==============          ======

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  851,815,471           --   --    $  851,815,471
  Consumer Staples............    488,998,073           --   --       488,998,073
  Energy......................    630,461,242           --   --       630,461,242
  Financials..................  1,041,610,597 $      1,800   --     1,041,612,397
  Health Care.................    674,134,720       15,458   --       674,150,178
  Industrials.................    773,555,198       16,800   --       773,571,998
  Information Technology......    942,094,778           --   --       942,094,778
  Materials...................    287,322,356           --   --       287,322,356
  Other.......................             --           --   --                --
  Telecommunication Services..    149,680,928           --   --       149,680,928
  Utilities...................    211,496,170           --   --       211,496,170
Preferred Stocks
  Other.......................             --           --   --                --
Rights/Warrants...............             --       26,070   --            26,070
Temporary Cash Investments....     45,236,061           --   --        45,236,061
Securities Lending Collateral.             --  862,088,981   --       862,088,981
                               -------------- ------------   --    --------------
TOTAL......................... $6,096,405,594 $862,149,109   --    $6,958,554,703
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                         Percentage
                                               Shares       Value+     of Net Assets**
                                               ------       -----      ---------------
COMMON STOCKS -- (88.0%)
Consumer Discretionary -- (12.6%)
    CBS Corp. Class B........................   398,207 $   18,229,916            0.2%
    Comcast Corp. Class A.................... 1,099,320     45,401,916            0.6%
    Home Depot, Inc. (The)...................   301,629     22,124,487            0.3%
    News Corp. Class A.......................   846,333     26,210,933            0.3%
    Time Warner, Inc.........................   510,336     30,507,886            0.4%
#   Walt Disney Co. (The)....................   830,524     52,190,128            0.6%
    Other Securities.........................            1,001,169,942           11.8%
                                                        --------------           -----
Total Consumer Discretionary.................            1,195,835,208           14.2%
                                                        --------------           -----
Consumer Staples -- (5.7%)
#   Coca-Cola Co. (The)......................   439,242     18,593,114            0.2%
    CVS Caremark Corp........................   672,828     39,145,133            0.5%
    Mondelez International, Inc. Class A.....   875,793     27,543,690            0.3%
    Procter & Gamble Co. (The)...............   646,219     49,610,233            0.6%
    Wal-Mart Stores, Inc.....................   387,774     30,137,795            0.4%
#   Walgreen Co..............................   475,167     23,525,518            0.3%
    Other Securities.........................              356,801,327            4.2%
                                                        --------------           -----
Total Consumer Staples.......................              545,356,810            6.5%
                                                        --------------           -----
Energy -- (9.9%)
    Anadarko Petroleum Corp..................   277,978     23,561,415            0.3%
    Chevron Corp............................. 1,066,951    130,178,691            1.6%
    ConocoPhillips...........................   632,838     38,255,057            0.5%
    EOG Resources, Inc.......................   150,872     18,279,651            0.2%
    Exxon Mobil Corp......................... 1,756,682    156,327,131            1.9%
    Occidental Petroleum Corp................   382,913     34,178,814            0.4%
    Phillips 66..............................   330,183     20,124,654            0.2%
    Other Securities.........................              525,193,897            6.1%
                                                        --------------           -----
Total Energy.................................              946,099,310           11.2%
                                                        --------------           -----
Financials -- (17.7%)
*   American International Group, Inc........   719,365     29,796,098            0.4%
    Bank of America Corp..................... 5,751,978     70,806,849            0.9%
*   Berkshire Hathaway, Inc. Class B.........   232,188     24,686,228            0.3%
#   BlackRock, Inc...........................    73,022     19,460,363            0.2%
    Citigroup, Inc........................... 1,616,027     75,403,820            0.9%
    Goldman Sachs Group, Inc. (The)..........   227,319     33,204,486            0.4%
    JPMorgan Chase & Co...................... 2,076,088    101,749,073            1.2%
    MetLife, Inc.............................   512,756     19,992,356            0.2%
    PNC Financial Services Group, Inc. (The).   268,801     18,246,212            0.2%
    Travelers Cos., Inc. (The)...............   235,445     20,109,357            0.3%
    U.S. Bancorp.............................   949,300     31,592,704            0.4%
    Wells Fargo & Co......................... 2,707,168    102,818,241            1.2%
    Other Securities.........................            1,137,723,037           13.4%
                                                        --------------           -----
Total Financials.............................            1,685,588,824           20.0%
                                                        --------------           -----
Health Care -- (9.4%)
    Amgen, Inc...............................   259,507     27,043,224            0.3%
    Johnson & Johnson........................   388,122     33,079,638            0.4%
    Merck & Co., Inc......................... 1,401,705     65,880,135            0.8%

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                            Percentage
                                                  Shares       Value+     of Net Assets**
                                                  ------       -----      ---------------
Health Care -- (Continued)
    Pfizer, Inc................................  3,896,797 $  113,279,889            1.4%
    UnitedHealth Group, Inc....................    466,552     27,960,461            0.3%
    Other Securities...........................               621,897,137            7.4%
                                                           --------------           -----
Total Health Care..............................               889,140,484           10.6%
                                                           --------------           -----

Industrials -- (11.9%)
    General Electric Co........................  5,693,661    126,911,704            1.5%
    Union Pacific Corp.........................    253,811     37,553,876            0.5%
    Other Securities...........................               965,441,740           11.4%
                                                           --------------           -----
Total Industrials..............................             1,129,907,320           13.4%
                                                           --------------           -----

Information Technology -- (11.5%)
    Apple, Inc.................................    123,530     54,692,907            0.7%
    Cisco Systems, Inc.........................  1,850,259     38,707,418            0.5%
*   Google, Inc. Class A.......................     29,049     23,952,934            0.3%
#   Hewlett-Packard Co.........................    879,452     18,116,711            0.2%
#   Intel Corp.................................  1,645,400     39,407,330            0.5%
    International Business Machines Corp.......    104,255     21,115,808            0.3%
#   Microsoft Corp.............................    928,949     30,748,212            0.4%
    Visa, Inc. Class A.........................    232,750     39,209,065            0.5%
    Other Securities...........................               829,257,478            9.6%
                                                           --------------           -----
Total Information Technology...................             1,095,207,863           13.0%
                                                           --------------           -----

Materials -- (4.5%)
    Dow Chemical Co. (The).....................    627,320     21,272,421            0.3%
    Other Securities...........................               404,334,686            4.8%
                                                           --------------           -----
Total Materials................................               425,607,107            5.1%
                                                           --------------           -----

Other -- (0.0%)
    Other Securities...........................                        --            0.0%
                                                           --------------           -----

Telecommunication Services -- (2.7%)
    AT&T, Inc..................................  3,049,991    114,252,663            1.4%
*   Sprint Nextel Corp.........................  2,576,737     18,165,996            0.2%
#   Verizon Communications, Inc................  1,449,236     78,128,313            0.9%
    Other Securities...........................                47,396,779            0.6%
                                                           --------------           -----
Total Telecommunication Services...............               257,943,751            3.1%
                                                           --------------           -----

Utilities -- (2.1%)
    Other Securities...........................               197,670,461            2.4%
                                                           --------------           -----
TOTAL COMMON STOCKS............................             8,368,357,138           99.5%
                                                           --------------           -----

PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
    Other Securities...........................                        --            0.0%
                                                           --------------           -----

RIGHTS/WARRANTS -- (0.0%)
    Other Securities...........................                    63,895            0.0%
                                                           --------------           -----

TEMPORARY CASH INVESTMENTS -- (0.4%)
    State Street Institutional Liquid Reserves. 33,805,971     33,805,971            0.4%
                                                           --------------           -----

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                          Shares/
                                           Face                      Percentage
                                          Amount        Value+     of Net Assets**
                                          ------        -----      ---------------
                                           (000)

SECURITIES LENDING COLLATERAL -- (11.6%)
(S)@    DFA Short Term Investment Fund.. 95,917,561 $1,109,766,178           13.2%
                                                    --------------          ------

TOTAL INVESTMENTS -- (100.0%)
  (Cost $7,442,495,082)...............              $9,511,993,182          113.1%
                                                    ==============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks
  Consumer Discretionary...... $1,195,835,208             --   --    $1,195,835,208
  Consumer Staples............    545,356,810             --   --       545,356,810
  Energy......................    946,099,310             --   --       946,099,310
  Financials..................  1,685,584,510 $        4,314   --     1,685,588,824
  Health Care.................    889,104,511         35,973   --       889,140,484
  Industrials.................  1,129,865,099         42,221   --     1,129,907,320
  Information Technology......  1,095,207,863             --   --     1,095,207,863
  Materials...................    425,607,107             --   --       425,607,107
  Other.......................             --             --   --                --
  Telecommunication Services..    257,943,751             --   --       257,943,751
  Utilities...................    197,670,461             --   --       197,670,461
Preferred Stocks
  Other.......................             --             --   --                --
Rights/Warrants...............             --         63,895   --            63,895
Temporary Cash Investments....     33,805,971             --   --        33,805,971
Securities Lending Collateral.             --  1,109,766,178   --     1,109,766,178
                               -------------- --------------   --    --------------
TOTAL......................... $8,402,080,601 $1,109,912,581   --    $9,511,993,182
                               ============== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                       Percentage
                                               Shares      Value+    of Net Assets**
                                               ------      ------    ---------------
COMMON STOCKS -- (87.7%)
Consumer Discretionary -- (13.7%)
    Comcast Corp. Class A....................   322,118 $ 13,303,473            0.6%
*   Jarden Corp..............................   117,655    5,295,652            0.2%
#   Lennar Corp. Class A.....................   134,243    5,533,496            0.2%
*   Liberty Interactive Corp. Class A........   267,922    5,704,059            0.2%
*   Mohawk Industries, Inc...................    54,426    6,034,755            0.3%
    Time Warner, Inc.........................   135,201    8,082,316            0.3%
#*  Toll Brothers, Inc.......................   151,825    5,209,116            0.2%
#   Walt Disney Co. (The)....................   118,253    7,431,019            0.3%
    Other Securities.........................            324,853,607           13.2%
                                                        ------------           -----
Total Consumer Discretionary.................            381,447,493           15.5%
                                                        ------------           -----
Consumer Staples -- (4.7%)
    Bunge, Ltd...............................    79,327    5,728,203            0.2%
    CVS Caremark Corp........................   121,704    7,080,739            0.3%
    Mondelez International, Inc. Class A.....   260,500    8,192,725            0.3%
    Procter & Gamble Co. (The)...............    91,517    7,025,760            0.3%
    Other Securities.........................            103,293,668            4.2%
                                                        ------------           -----
Total Consumer Staples.......................            131,321,095            5.3%
                                                        ------------           -----
Energy -- (9.6%)
    Anadarko Petroleum Corp..................    72,636    6,156,627            0.3%
#   Chesapeake Energy Corp...................   360,915    7,052,279            0.3%
    Chevron Corp.............................   159,692   19,484,021            0.8%
    ConocoPhillips...........................   175,685   10,620,158            0.4%
    Exxon Mobil Corp.........................   246,627   21,947,337            0.9%
    HollyFrontier Corp.......................   109,681    5,423,725            0.2%
    Murphy Oil Corp..........................   107,339    6,664,679            0.3%
    Phillips 66..............................    91,273    5,563,089            0.2%
    Tesoro Corp..............................   131,157    7,003,784            0.3%
    Other Securities.........................            178,331,945            7.2%
                                                        ------------           -----
Total Energy.................................            268,247,644           10.9%
                                                        ------------           -----
Financials -- (21.1%)
    American Financial Group, Inc............   127,737    6,165,865            0.3%
    Bank of America Corp..................... 1,263,850   15,557,993            0.6%
    Citigroup, Inc...........................   300,702   14,030,755            0.6%
    Goldman Sachs Group, Inc. (The)..........    47,945    7,003,326            0.3%
    Hartford Financial Services Group, Inc...   216,706    6,087,272            0.3%
    Invesco, Ltd.............................   186,136    5,907,957            0.3%
    JPMorgan Chase & Co......................   570,669   27,968,488            1.2%
#   Lincoln National Corp....................   152,570    5,188,906            0.2%
    MetLife, Inc.............................   141,103    5,501,606            0.2%
    PNC Financial Services Group, Inc. (The).    76,226    5,174,221            0.2%
    Principal Financial Group, Inc...........   157,281    5,677,844            0.2%
    Regions Financial Corp...................   661,387    5,615,176            0.2%
    Wells Fargo & Co.........................   522,373   19,839,727            0.8%
    Other Securities.........................            460,085,807           18.6%
                                                        ------------           -----
Total Financials.............................            589,804,943           24.0%
                                                        ------------           -----
Health Care -- (7.4%)
*   Boston Scientific Corp...................   767,057    5,745,257            0.2%
    Johnson & Johnson........................    61,338    5,227,838            0.2%
    Merck & Co., Inc.........................   149,737    7,037,639            0.3%

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                Percentage
                                                     Shares        Value+     of Net Assets**
                                                     ------        ------     ---------------
Health Care -- (Continued)
      Pfizer, Inc..................................    563,682 $   16,386,236            0.7%
      Other Securities.............................               170,918,476            7.0%
                                                               --------------          ------
Total Health Care..................................               205,315,446            8.4%
                                                               --------------          ------
Industrials -- (11.9%)
      General Electric Co..........................    856,705     19,095,954            0.8%
      Southwest Airlines Co........................    417,610      5,721,257            0.2%
      Union Pacific Corp...........................     34,880      5,160,845            0.2%
      Other Securities.............................               302,960,107           12.4%
                                                               --------------          ------
Total Industrials..................................               332,938,163           13.6%
                                                               --------------          ------
Information Technology -- (10.5%)
      Fidelity National Information Services, Inc..    150,228      6,317,087            0.3%
      IAC/InterActiveCorp..........................    115,491      5,436,161            0.2%
*     Micron Technology, Inc.......................    569,578      5,365,425            0.2%
      Visa, Inc. Class A...........................     37,703      6,351,447            0.3%
      Western Digital Corp.........................    122,881      6,792,862            0.3%
      Xerox Corp...................................    731,469      6,276,004            0.3%
      Other Securities.............................               257,448,917           10.4%
                                                               --------------          ------
Total Information Technology.......................               293,987,903           12.0%
                                                               --------------          ------
Materials -- (5.5%)
      Other Securities.............................               152,898,070            6.2%
                                                               --------------          ------
Other -- (0.0%)
      Other Securities.............................                        --            0.0%
                                                               --------------          ------
Telecommunication Services -- (2.0%)
      AT&T, Inc....................................    570,322     21,364,262            0.9%
      Verizon Communications, Inc..................    219,736     11,845,968            0.5%
      Other Securities.............................                22,462,968            0.9%
                                                               --------------          ------
Total Telecommunication Services...................                55,673,198            2.3%
                                                               --------------          ------
Utilities -- (1.3%)
      NRG Energy, Inc..............................    195,195      5,440,085            0.2%
      Other Securities.............................                29,615,330            1.2%
                                                               --------------          ------
Total Utilities....................................                35,055,415            1.4%
                                                               --------------          ------
TOTAL COMMON STOCKS................................             2,446,689,370           99.6%
                                                               --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.............................                    48,489            0.0%
                                                               --------------          ------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves...  7,725,736      7,725,736            0.3%
                                                               --------------          ------

                                                     Shares/
                                                      Face
                                                     Amount
                                                     -------
                                                      (000)
SECURITIES LENDING COLLATERAL -- (12.0%)
(S)@  DFA Short Term Investment Fund............... 28,858,608    333,894,098           13.6%
                                                               --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,215,891,463)..........................              $2,788,357,693          113.5%
                                                               ==============          ======

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  381,447,493           --   --    $  381,447,493
  Consumer Staples............    131,321,095           --   --       131,321,095
  Energy......................    268,247,644           --   --       268,247,644
  Financials..................    589,802,926 $      2,017   --       589,804,943
  Health Care.................    205,289,383       26,063   --       205,315,446
  Industrials.................    332,906,327       31,836   --       332,938,163
  Information Technology......    293,987,903           --   --       293,987,903
  Materials...................    152,898,070           --   --       152,898,070
  Other.......................             --           --   --                --
  Telecommunication Services..     55,673,198           --   --        55,673,198
  Utilities...................     35,055,415           --   --        35,055,415
Rights/Warrants...............             --       48,489   --            48,489
Temporary Cash Investments....      7,725,736           --   --         7,725,736
Securities Lending Collateral.             --  333,894,098   --       333,894,098
                               -------------- ------------   --    --------------
TOTAL......................... $2,454,355,190 $334,002,503   --    $2,788,357,693
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                            Shares      Value+     of Net Assets**
                                            ------      ------     ---------------
COMMON STOCKS -- (82.2%)
Consumer Discretionary -- (15.6%)
#   Brinker International, Inc............. 322,412 $   12,541,827            0.2%
#   Brunswick Corp......................... 401,911     12,724,502            0.2%
#   Buckle, Inc. (The)..................... 240,240     11,663,652            0.2%
#*  Cabela's, Inc.......................... 277,885     17,840,217            0.3%
#   Dillard's, Inc. Class A................ 158,530     13,064,457            0.2%
    Domino's Pizza, Inc.................... 270,452     14,928,950            0.3%
#   Pier 1 Imports, Inc.................... 641,193     14,882,090            0.3%
#   Pool Corp.............................. 227,978     11,175,482            0.2%
#   Sinclair Broadcast Group, Inc. Class A. 447,331     11,988,471            0.2%
*   Tenneco, Inc........................... 302,739     11,706,917            0.2%
#   Wolverine World Wide, Inc.............. 240,448     11,486,201            0.2%
    Other Securities.......................            900,568,741           16.4%
                                                    --------------           -----
Total Consumer Discretionary...............          1,044,571,507           18.9%
                                                    --------------           -----
Consumer Staples -- (3.6%)
#*  Hain Celestial Group, Inc. (The)....... 180,533     11,779,778            0.2%
    Other Securities.......................            229,110,428            4.2%
                                                    --------------           -----
Total Consumer Staples                                 240,890,206            4.4%
                                                    --------------           -----
Energy -- (4.3%)
    Bristow Group, Inc..................... 180,340     11,397,488            0.2%
*   Gulfport Energy Corp................... 245,449     12,809,983            0.2%
*   Helix Energy Solutions Group, Inc...... 491,600     11,326,464            0.2%
#   Lufkin Industries, Inc................. 164,767     14,547,278            0.3%
#   Western Refining, Inc.................. 371,375     11,479,201            0.2%
    Other Securities.......................            225,417,420            4.1%
                                                    --------------           -----
Total Energy...............................            286,977,834            5.2%
                                                    --------------           -----
Financials -- (14.0%)
    Geo Group, Inc. (The).................. 311,791     11,676,573            0.2%
*   Ocwen Financial Corp................... 328,355     12,011,226            0.2%
#   TCF Financial Corp..................... 832,287     12,109,776            0.2%
    Other Securities.......................            902,198,385           16.3%
                                                    --------------           -----
Total Financials...........................            937,995,960           16.9%
                                                    --------------           -----
Health Care -- (7.7%)
#*  Centene Corp........................... 258,159     11,926,946            0.2%
*   LifePoint Hospitals, Inc............... 236,483     11,351,184            0.2%
#*  Medicines Co. (The).................... 351,538     11,867,923            0.2%
#*  PAREXEL International Corp............. 290,659     11,902,486            0.2%
#   STERIS Corp............................ 282,552     11,751,338            0.2%
*   Team Health Holdings, Inc.............. 317,151     11,823,389            0.2%
*   Thoratec Corp.......................... 319,166     11,553,809            0.2%
    Other Securities.......................            435,421,077            8.0%
                                                    --------------           -----
Total Health Care..........................            517,598,152            9.4%
                                                    --------------           -----
Industrials -- (14.8%)
#   Actuant Corp. Class A.................. 365,245     11,432,168            0.2%
#   Alliant Techsystems, Inc............... 154,313     11,474,715            0.2%
    AMERCO.................................  73,467     11,806,147            0.2%
*   Avis Budget Group, Inc................. 493,987     14,246,585            0.3%
#*  Chart Industries, Inc.................. 150,375     12,753,304            0.2%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                            Percentage
                                                  Shares       Value+     of Net Assets**
                                                  ------       ------     ---------------
Industrials -- (Continued)
#   EMCOR Group, Inc...........................    306,181 $   11,451,169            0.2%
*   EnerSys, Inc...............................    244,184     11,193,395            0.2%
    Huntington Ingalls Industries, Inc.........    227,971     12,059,666            0.2%
#   Manitowoc Co., Inc. (The)..................    650,586     12,204,993            0.2%
#*  Middleby Corp..............................     78,446     11,733,953            0.2%
#*  US Airways Group, Inc......................    795,980     13,452,062            0.3%
    Other Securities...........................               858,631,446           15.5%
                                                           --------------           -----
Total Industrials..............................               992,439,603           17.9%
                                                           --------------           -----
Information Technology -- (14.0%)
#   Anixter International, Inc.................    161,603     11,593,399            0.2%
#*  Compuware Corp.............................    995,933     11,951,196            0.2%
#*  Cymer, Inc.................................    144,305     15,117,392            0.3%
#   FEI Co.....................................    177,398     11,332,184            0.2%
#   MAXIMUS, Inc...............................    157,974     12,588,948            0.2%
#   Mentor Graphics Corp.......................    661,422     12,077,566            0.2%
#*  ValueClick, Inc............................    372,765     11,503,528            0.2%
    Other Securities...........................               853,619,765           15.5%
                                                           --------------           -----
Total Information Technology...................               939,783,978           17.0%
                                                           --------------           -----
Materials -- (4.8%)
#   Eagle Materials, Inc.......................    212,595     14,403,311            0.3%
*   Louisiana-Pacific Corp.....................    633,346     11,476,230            0.2%
    PolyOne Corp...............................    496,230     11,180,062            0.2%
    Other Securities...........................               284,520,162            5.1%
                                                           --------------           -----
Total Materials................................               321,579,765            5.8%
                                                           --------------           -----
Other -- (0.0%)
    Other Securities...........................                     7,948            0.0%
                                                           --------------           -----
Telecommunication Services -- (0.4%)
    Other Securities...........................                27,200,521            0.5%
                                                           --------------           -----
Utilities -- (3.0%)
    Portland General Electric Co...............    369,541     11,917,697            0.2%
#   Southwest Gas Corp.........................    222,051     11,251,324            0.2%
    Other Securities...........................               172,877,836            3.1%
                                                           --------------           -----
Total Utilities................................               196,046,857            3.5%
                                                           --------------           -----
TOTAL COMMON STOCKS............................             5,505,092,331           99.5%
                                                           --------------           -----
PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
    Other Securities...........................                        --            0.0%
                                                           --------------           -----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities...........................                   196,119            0.0%
                                                           --------------           -----
TEMPORARY CASH INVESTMENTS -- (0.5%)
    State Street Institutional Liquid Reserves. 35,634,656     35,634,656            0.6%
                                                           --------------           -----


U.S. SMALL CAP PORTFOLIO
CONTINUED

                                           Shares/
                                            Face                      Percentage
                                           Amount        Value+     of Net Assets**
                                           -------       ------     ---------------
                                            (000)
SECURITIES LENDING COLLATERAL -- (17.3%)
(S)@    DFA Short Term Investment Fund   100,407,456 $1,161,714,264           21.0%
                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,460,276,208)...............               $6,702,637,370          121.1%
                                                     ==============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks
  Consumer Discretionary...... $1,044,571,507             --   --    $1,044,571,507
  Consumer Staples............    240,890,206             --   --       240,890,206
  Energy......................    286,977,834             --   --       286,977,834
  Financials..................    937,980,902 $       15,058   --       937,995,960
  Health Care.................    517,507,784         90,368   --       517,598,152
  Industrials.................    992,129,464        310,139   --       992,439,603
  Information Technology......    939,783,978             --   --       939,783,978
  Materials...................    321,579,765             --   --       321,579,765
  Other.......................             --          7,948   --             7,948
  Telecommunication Services..     27,200,521             --   --        27,200,521
  Utilities...................    196,046,857             --   --       196,046,857
Preferred Stocks
  Other.......................             --             --   --                --
Rights/Warrants...............             --        196,119   --           196,119
Temporary Cash Investments....     35,634,656             --   --        35,634,656
Securities Lending Collateral.             --  1,161,714,264   --     1,161,714,264
                               -------------- --------------   --    --------------
TOTAL......................... $5,540,303,474 $1,162,333,896   --    $6,702,637,370
                               ============== ==============   ==    ==============


                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                             Shares      Value+    of Net Assets**
                                             ------      ------    ---------------
COMMON STOCKS -- (85.7%)
Consumer Discretionary -- (16.4%)
#*  Asbury Automotive Group, Inc...........   303,771 $ 12,178,179            0.3%
#   Belo Corp. Class A.....................   813,649    8,722,317            0.2%
    Churchill Downs, Inc...................   117,187    8,960,118            0.2%
#*  Conn's, Inc............................   311,038   13,471,056            0.3%
#   Dorman Products, Inc...................   312,058   11,777,069            0.3%
#*  Grand Canyon Education, Inc............   362,840    9,277,819            0.2%
    La-Z-Boy, Inc..........................   515,798    9,315,312            0.2%
    Lithia Motors, Inc. Class A............   188,702    9,344,523            0.2%
#*  Lumber Liquidators Holdings, Inc.......   138,270   11,332,609            0.3%
#   Oxford Industries, Inc.................   148,270    8,767,205            0.2%
*   Papa John's International, Inc.........   214,930   13,540,590            0.4%
#*  Pinnacle Entertainment, Inc............   540,950   10,310,507            0.3%
#*  Quiksilver, Inc........................ 1,340,079    9,018,732            0.2%
#   Ryland Group, Inc. (The)...............   206,913    9,323,500            0.2%
#   Sinclair Broadcast Group, Inc. Class A.   401,740   10,766,632            0.3%
#   Sturm Ruger & Co., Inc.................   185,803    9,526,120            0.2%
    Other Securities.......................            587,926,550           15.1%
                                                      ------------           -----
Total Consumer Discretionary...............            753,558,838           19.1%
                                                      ------------           -----
Consumer Staples -- (3.8%)
#   Andersons, Inc. (The)..................   159,711    8,707,444            0.2%
#   Cal-Maine Foods, Inc...................   202,886    8,659,174            0.2%
#*  Elizabeth Arden, Inc...................   241,815    9,902,324            0.3%
#   J&J Snack Foods Corp...................   179,640   13,476,593            0.3%
*   Prestige Brands Holdings, Inc..........   356,410    9,605,249            0.3%
#*  Susser Holdings Corp...................   176,060    9,361,110            0.2%
    Other Securities.......................            113,777,778            2.9%
                                                      ------------           -----
Total Consumer Staples.....................            173,489,672            4.4%
                                                      ------------           -----
Energy -- (4.2%)
*   EPL Oil & Gas, Inc.....................   290,804    9,500,567            0.2%
*   Hercules Offshore, Inc................. 1,228,317    9,052,696            0.2%
    Other Securities.......................            172,766,101            4.4%
                                                      ------------           -----
Total Energy...............................            191,319,364            4.8%
                                                      ------------           -----
Financials -- (14.9%)
#   Bank of the Ozarks, Inc................   296,309   12,127,927            0.3%
#   FBL Financial Group, Inc. Class A......   271,726   10,681,549            0.3%
    Horace Mann Educators Corp.............   423,287    9,545,122            0.2%
#*  Western Alliance Bancorp...............   614,415    9,038,045            0.2%
#*  World Acceptance Corp..................   153,471   13,637,433            0.4%
    Other Securities.......................            629,840,256           15.9%
                                                      ------------           -----
Total Financials...........................            684,870,332           17.3%
                                                      ------------           -----
Health Care -- (8.5%)
*   Amsurg Corp............................   286,482    9,614,336            0.3%
#   Analogic Corp..........................   123,731    9,834,140            0.3%
#*  Hanger, Inc............................   295,250    8,972,647            0.2%
    Other Securities.......................            362,734,433            9.1%
                                                      ------------           -----
Total Health Care..........................            391,155,556            9.9%
                                                      ------------           -----

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                            Percentage
                                                  Shares       Value+     of Net Assets**
                                                  ------       ------     ---------------
Industrials -- (14.8%)
    AZZ, Inc...................................    227,597 $    9,625,077            0.3%
#*  EnPro Industries, Inc......................    181,024      8,920,863            0.2%
#   Lindsay Corp...............................    114,790      8,818,168            0.2%
    Other Securities...........................               652,055,425           16.5%
                                                           --------------           -----
Total Industrials..............................               679,419,533           17.2%
                                                           --------------           -----
Information Technology -- (14.6%)
*   Electronics for Imaging, Inc...............    361,249      9,652,573            0.3%
#   Forrester Research, Inc....................    256,189      9,184,376            0.2%
#   Heartland Payment Systems, Inc.............    279,163      9,181,671            0.2%
*   iGATE Corp.................................    527,877      8,810,267            0.2%
*   Manhattan Associates, Inc..................    216,969     15,233,393            0.4%
#   MTS Systems Corp...........................    165,039     10,059,127            0.3%
*   Tyler Technologies, Inc....................    230,600     14,583,144            0.4%
    Other Securities...........................               591,619,780           14.9%
                                                           --------------           -----
Total Information Technology...................               668,324,331           16.9%
                                                           --------------           -----
Materials -- (5.8%)
#   Balchem Corp...............................    221,446      9,597,470            0.2%
    Buckeye Technologies, Inc..................    257,175      9,667,208            0.3%
    KapStone Paper and Packaging Corp..........    331,563      9,807,633            0.3%
    PH Glatfelter Co...........................    389,968      9,359,232            0.2%
#   Stepan Co..................................    165,990      9,451,471            0.2%
#   Tredegar Corp..............................    328,579      9,725,938            0.3%
    Other Securities...........................               209,084,962            5.3%
                                                           --------------           -----
Total Materials................................               266,693,914            6.8%
                                                           --------------           -----
Other -- (0.0%)
    Other Securities...........................                    58,742            0.0%
                                                           --------------           -----
Telecommunication Services -- (1.0%)
    Other Securities...........................                44,711,868            1.1%
                                                           --------------           -----
Utilities -- (1.7%)
#   American States Water Co...................    161,488      8,959,354            0.2%
#   MGE Energy, Inc............................    194,367     10,855,397            0.3%
    Other Securities...........................                59,938,853            1.5%
                                                           --------------           -----
Total Utilities................................                79,753,604            2.0%
                                                           --------------           -----
TOTAL COMMON STOCKS............................             3,933,355,754           99.5%
                                                           --------------           -----

PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
    Other Securities...........................                        --            0.0%
                                                           --------------           -----

RIGHTS/WARRANTS -- (0.0%)
    Other Securities...........................                   190,735            0.0%
                                                           --------------           -----

TEMPORARY CASH INVESTMENTS -- (0.4%)
    State Street Institutional Liquid Reserves. 18,813,733     18,813,733            0.5%
                                                           --------------           -----

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                          Shares/
                                           Face                      Percentage
                                          Amount        Value+     of Net Assets**
                                          -------       ------     ---------------
                                           (000)
SECURITIES LENDING COLLATERAL -- (13.9%)
(S)@    DFA Short Term Investment Fund.. 55,331,133 $  640,181,210           16.2%
                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,675,115,793)...............              $4,592,541,432          116.2%
                                                    ==============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  753,558,838           --   --    $  753,558,838
  Consumer Staples............    173,489,672           --   --       173,489,672
  Energy......................    191,319,364           --   --       191,319,364
  Financials..................    684,850,357 $     19,975   --       684,870,332
  Health Care.................    391,028,691      126,865   --       391,155,556
  Industrials.................    679,146,848      272,685   --       679,419,533
  Information Technology......    668,324,331           --   --       668,324,331
  Materials...................    266,693,914           --   --       266,693,914
  Other.......................             --       58,742   --            58,742
  Telecommunication Services..     44,711,868           --   --        44,711,868
  Utilities...................     79,753,604           --   --        79,753,604
Preferred Stocks
  Other.......................             --           --   --                --
Rights/Warrants...............             --      190,735   --           190,735
Temporary Cash Investments....     18,813,733           --   --        18,813,733
Securities Lending Collateral.             --  640,181,210   --       640,181,210
                               -------------- ------------   --    --------------
TOTAL......................... $3,951,691,220 $640,850,212   --    $4,592,541,432
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                              Percentage
                                                    Shares       Value+     of Net Assets**
                                                    ------       ------     ---------------
COMMON STOCKS -- (90.3%)
Real Estate Investment Trusts -- (90.3%)
    Alexandria Real Estate Equities, Inc..........   577,338 $   42,012,886            0.9%
#   American Campus Communities, Inc..............   890,610     39,756,830            0.9%
#   American Tower Corp...........................   520,737     43,736,701            0.9%
#   Apartment Investment & Management Co. Class A. 1,329,343     41,355,861            0.9%
#   AvalonBay Communities, Inc.................... 1,082,271    143,985,334            3.1%
#   BioMed Realty Trust, Inc...................... 1,536,625     34,589,429            0.7%
#   Boston Properties, Inc........................ 1,364,786    149,348,532            3.2%
#   BRE Properties, Inc...........................   696,475     35,158,058            0.8%
#   Camden Property Trust.........................   762,773     55,178,999            1.2%
#   CBL & Associates Properties, Inc.............. 1,414,994     34,157,955            0.7%
#   DDR Corp...................................... 2,268,727     41,608,453            0.9%
#   Digital Realty Trust, Inc..................... 1,155,672     81,497,989            1.7%
#   Douglas Emmett, Inc........................... 1,227,846     32,132,730            0.7%
#   Duke Realty Corp.............................. 2,894,958     51,067,059            1.1%
#   EPR Properties................................   425,310     24,047,027            0.5%
#   Equity Lifestyle Properties, Inc..............   355,621     28,894,206            0.6%
#   Equity Residential............................ 3,035,682    176,251,697            3.8%
#   Essex Property Trust, Inc.....................   337,696     53,035,157            1.1%
#   Extra Space Storage, Inc......................   936,883     40,829,361            0.9%
#   Federal Realty Investment Trust...............   585,831     68,548,085            1.5%
#   General Growth Properties, Inc................ 3,910,099     88,837,449            1.9%
    HCP, Inc...................................... 4,035,325    215,082,823            4.6%
    Health Care REIT, Inc......................... 2,351,323    176,278,685            3.8%
    Healthcare Realty Trust, Inc..................   798,782     23,979,436            0.5%
#   Highwoods Properties, Inc.....................   725,043     29,748,514            0.6%
#   Home Properties, Inc..........................   453,491     29,232,030            0.6%
#   Hospitality Properties Trust.................. 1,169,563     34,396,848            0.7%
#   Host Hotels & Resorts, Inc.................... 6,540,269    119,490,715            2.6%
#   Kilroy Realty Corp............................   674,011     38,142,283            0.8%
#   Kimco Realty Corp............................. 3,670,642     87,287,867            1.9%
    Liberty Property Trust........................ 1,076,122     46,262,485            1.0%
#   Macerich Co. (The)............................ 1,224,215     85,756,261            1.8%
#   Mid-America Apartment Communities, Inc........   376,394     25,869,560            0.6%
#   National Retail Properties, Inc............... 1,021,448     40,531,057            0.9%
#   Omega Healthcare Investors, Inc............... 1,005,858     33,062,552            0.7%
    Piedmont Office Realty Trust, Inc. Class A.... 1,492,632     30,628,809            0.7%
#   Post Properties, Inc..........................   490,262     24,233,651            0.5%
#   Prologis, Inc................................. 4,165,220    174,730,979            3.8%
#   Public Storage................................ 1,315,495    217,056,675            4.7%
#   Realty Income Corp............................ 1,452,697     74,043,966            1.6%
#   Regency Centers Corp..........................   806,772     45,388,993            1.0%
#   Senior Housing Properties Trust............... 1,660,758     47,215,350            1.0%
#   Simon Property Group, Inc..................... 2,731,455    486,390,192           10.5%
#   SL Green Realty Corp..........................   821,410     74,501,887            1.6%
#   Tanger Factory Outlet Centers.................   844,545     31,349,510            0.7%
#   Taubman Centers, Inc..........................   562,976     48,140,078            1.0%
#   UDR, Inc...................................... 2,242,916     55,130,875            1.2%
#   Ventas, Inc................................... 2,582,823    205,670,196            4.4%
    Vornado Realty Trust.......................... 1,512,590    132,442,380            2.8%
#   Weingarten Realty Investors................... 1,047,119     35,675,344            0.8%
    Other Securities..............................              657,982,496           14.2%
                                                             --------------           -----
TOTAL COMMON STOCKS...............................            4,631,732,295           99.6%
                                                             --------------           -----

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------

TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional Liquid Reserves. 23,600,975 $   23,600,975            0.5%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@  DFA Short Term Investment Fund............. 40,723,526    471,171,199           10.1%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,410,560,413)........................              $5,126,504,469          110.2%
                                                             ==============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks...................
  Real Estate Investment Trusts. $4,631,732,295           --   --    $4,631,732,295
Temporary Cash Investments......     23,600,975           --   --        23,600,975
Securities Lending Collateral...             -- $471,171,199   --       471,171,199
                                 -------------- ------------   --    --------------
TOTAL........................... $4,655,333,270 $471,171,199   --    $5,126,504,469
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                        Percentage
                                                 Shares    Value++    of Net Assets**
                                                 ------    -------    ---------------
COMMON STOCKS -- (86.6%)
AUSTRALIA -- (7.3%)
    Australia & New Zealand Banking Group, Ltd.. 500,458 $ 16,538,746            0.7%
    BHP Billiton, Ltd........................... 420,944   14,151,700            0.6%
    Commonwealth Bank of Australia.............. 292,747   22,313,429            0.9%
#   National Australia Bank, Ltd................ 462,384   16,316,553            0.7%
    Wesfarmers, Ltd............................. 189,991    8,547,373            0.4%
    Westpac Banking Corp........................ 504,113   17,684,297            0.7%
    Woolworths, Ltd............................. 222,524    8,404,562            0.4%
    Other Securities............................           99,621,571            3.9%
                                                         ------------           -----
TOTAL AUSTRALIA.................................          203,578,231            8.3%
                                                         ------------           -----
AUSTRIA -- (0.2%)
    Other Securities............................            6,398,118            0.3%
                                                         ------------           -----
BELGIUM -- (0.9%)
#   Anheuser-Busch InBev NV..................... 113,052   10,860,966            0.4%
    Other Securities............................           14,141,537            0.6%
                                                         ------------           -----
TOTAL BELGIUM...................................           25,002,503            1.0%
                                                         ------------           -----
CANADA -- (8.7%)
    Bank of Nova Scotia......................... 199,837   11,522,687            0.5%
#   Royal Bank of Canada........................ 243,989   14,719,987            0.6%
    Suncor Energy, Inc.......................... 279,079    8,701,049            0.4%
    Toronto-Dominion Bank (The)................. 160,784   13,180,952            0.6%
    Other Securities............................          195,058,674            7.9%
                                                         ------------           -----
TOTAL CANADA....................................          243,183,349           10.0%
                                                         ------------           -----
DENMARK -- (1.0%)
    Other Securities............................           28,219,489            1.2%
                                                         ------------           -----
FINLAND -- (0.6%)
    Other Securities............................           17,470,494            0.7%
                                                         ------------           -----
FRANCE -- (7.3%)
    BNP Paribas SA.............................. 193,757   10,803,483            0.5%
    L'Oreal SA..................................  45,086    8,047,433            0.3%
    Sanofi...................................... 165,428   17,885,336            0.7%
    Total SA.................................... 234,515   11,804,793            0.5%
    Other Securities............................          154,127,915            6.3%
                                                         ------------           -----
TOTAL FRANCE....................................          202,668,960            8.3%
                                                         ------------           -----
GERMANY -- (6.2%)
    Allianz SE..................................  62,963    9,313,520            0.4%
#   BASF SE..................................... 153,846   14,401,919            0.6%
#   Bayer AG.................................... 111,074   11,612,392            0.5%
    Daimler AG.................................. 181,449   10,060,449            0.4%
    SAP AG...................................... 127,132   10,135,209            0.4%
    Siemens AG..................................  79,520    8,308,807            0.3%
    Other Securities............................          109,200,924            4.5%
                                                         ------------           -----
TOTAL GERMANY...................................          173,033,220            7.1%
                                                         ------------           -----
GREECE -- (0.0%)
    Other Securities............................         $    575,927            0.0%
                                                         ------------           -----

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       Percentage
                                               Shares     Value++    of Net Assets**
                                               ------     -------    ---------------
HONG KONG -- (2.5%)
    AIA Group, Ltd........................... 2,032,400 $  9,041,043            0.4%
    Other Securities.........................             60,160,172            2.4%
                                                        ------------           -----
TOTAL HONG KONG..............................             69,201,215            2.8%
                                                        ------------           -----
IRELAND -- (0.2%)
    Other Securities.........................              6,773,985            0.3%
                                                        ------------           -----
ISRAEL -- (0.4%)
    Other Securities.........................             10,058,272            0.4%
                                                        ------------           -----
ITALY -- (1.5%)
    Other Securities.........................             42,686,772            1.7%
                                                        ------------           -----
JAPAN -- (17.0%)
#   Mitsubishi UFJ Financial Group, Inc. ADR. 1,455,897    9,870,982            0.4%
    Sumitomo Mitsui Financial Group, Inc.....   235,240   11,119,165            0.5%
    Toyota Motor Corp........................   305,800   17,747,965            0.7%
#   Toyota Motor Corp. Sponsored ADR.........    85,613    9,956,792            0.4%
    Other Securities.........................            426,149,864           17.4%
                                                        ------------           -----
TOTAL JAPAN..................................            474,844,768           19.4%
                                                        ------------           -----
NETHERLANDS -- (1.8%)
    Unilever NV..............................   242,733   10,343,179            0.4%
    Other Securities.........................             40,082,361            1.7%
                                                        ------------           -----
TOTAL NETHERLANDS............................             50,425,540            2.1%
                                                        ------------           -----
NEW ZEALAND -- (0.1%)
    Other Securities.........................              2,347,543            0.1%
                                                        ------------           -----
NORWAY -- (0.8%)
    Other Securities.........................             23,704,773            1.0%
                                                        ------------           -----
PORTUGAL -- (0.2%)
    Other Securities.........................              4,299,050            0.2%
                                                        ------------           -----
SINGAPORE -- (1.4%)
    Other Securities.........................             38,046,883            1.6%
                                                        ------------           -----
SPAIN -- (2.3%)
    Banco Santander SA....................... 1,167,590    8,431,806            0.4%
    Other Securities.........................             55,428,115            2.2%
                                                        ------------           -----
TOTAL SPAIN..................................             63,859,921            2.6%
                                                        ------------           -----
SWEDEN -- (2.6%)
    Other Securities.........................             71,261,869            2.9%
                                                        ------------           -----
SWITZERLAND -- (7.1%)
    Nestle SA................................   563,769   40,203,744            1.7%
    Novartis AG..............................   260,874   19,311,868            0.8%
    Novartis AG ADR..........................   164,130   12,106,229            0.5%
    Roche Holding AG.........................   125,034   31,301,060            1.3%
    UBS AG...................................   640,816   11,431,139            0.5%
    Zurich Insurance Group AG................    32,332    9,034,906            0.4%
    Other Securities.........................             76,284,259            3.0%
                                                        ------------           -----
TOTAL SWITZERLAND............................            199,673,205            8.2%
                                                        ------------           -----
UNITED KINGDOM -- (16.5%)
    BG Group P.L.C...........................   490,585    8,281,730            0.3%
    BP P.L.C. Sponsored ADR..................   539,860   23,537,896            1.0%
    British American Tobacco P.L.C...........   285,586   15,831,522            0.6%
    Diageo P.L.C. Sponsored ADR..............    67,354    8,230,659            0.3%
    GlaxoSmithKline P.L.C....................   528,451   13,634,813            0.6%
#   GlaxoSmithKline P.L.C. Sponsored ADR.....   166,094    8,577,094            0.4%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                                   Percentage
                                                                        Shares       Value++     of Net Assets**
                                                                        ------       -------     ---------------
UNITED KINGDOM -- (Continued)
      HSBC Holdings P.L.C............................................   1,623,467 $   17,780,190            0.7%
#     HSBC Holdings P.L.C. Sponsored ADR.............................     395,734     21,709,966            0.9%
      Reckitt Benckiser Group P.L.C..................................     116,476      8,502,852            0.3%
      Royal Dutch Shell P.L.C. ADR...................................     392,289     27,377,849            1.1%
      SABMiller P.L.C................................................     174,605      9,421,205            0.4%
      Standard Chartered P.L.C.......................................     439,931     11,071,919            0.5%
      Tesco P.L.C....................................................   1,490,002      8,475,104            0.3%
      Vodafone Group P.L.C...........................................   2,847,359      8,688,131            0.4%
      Vodafone Group P.L.C. Sponsored ADR............................     614,634     18,801,654            0.8%
      Other Securities...............................................                251,746,398           10.3%
                                                                                  --------------          ------
TOTAL UNITED KINGDOM.................................................                461,668,982           18.9%
                                                                                  --------------          ------
UNITED STATES -- (0.0%)
      Other Securities...............................................                    280,498            0.0%
                                                                                  --------------          ------
TOTAL COMMON STOCKS..................................................              2,419,263,567           99.1%
                                                                                  --------------          ------
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Other Securities...............................................                  1,512,943            0.1%
                                                                                  --------------          ------
RIGHTS/WARRANTS -- (0.0%)
NETHERLANDS -- (0.0%)
      Other Securities...............................................                    219,886            0.0%
                                                                                  --------------          ------
SPAIN -- (0.0%)
      Other Securities...............................................                    248,332            0.0%
                                                                                  --------------          ------
TOTAL RIGHTS/WARRANTS................................................                    468,218            0.0%
                                                                                  --------------          ------

                                                                        Shares/
                                                                         Face
                                                                        Amount       Value+
                                                                        -------      ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (13.3%)
(S)@  DFA Short Term Investment Fund.................................  32,152,118    372,000,000           15.2%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $418,203 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $427,421) to be repurchased at
       $419,042...................................................... $       419        419,040            0.0%
                                                                                  --------------          ------
TOTAL SECURITIES LENDING COLLATERAL..................................                372,419,040           15.2%
                                                                                  --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,338,521,445)............................................               $2,793,663,768          114.4%
                                                                                  ==============          ======

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Australia................... $  7,560,611 $  196,017,620   --    $  203,578,231
  Austria.....................       32,760      6,365,358   --         6,398,118
  Belgium.....................    3,271,730     21,730,773   --        25,002,503
  Canada......................  243,183,349             --   --       243,183,349
  Denmark.....................    4,509,187     23,710,302   --        28,219,489
  Finland.....................      954,444     16,516,050   --        17,470,494
  France......................   16,532,946    186,136,014   --       202,668,960
  Germany.....................   26,114,966    146,918,254   --       173,033,220
  Greece......................           --        575,927   --           575,927
  Hong Kong...................           --     69,201,215   --        69,201,215
  Ireland.....................    1,913,058      4,860,927   --         6,773,985
  Israel......................    5,036,730      5,021,542   --        10,058,272
  Italy.......................    5,845,964     36,840,808   --        42,686,772
  Japan.......................   40,628,291    434,216,477   --       474,844,768
  Netherlands.................    5,300,665     45,124,875   --        50,425,540
  New Zealand.................           --      2,347,543   --         2,347,543
  Norway......................    1,566,805     22,137,968   --        23,704,773
  Portugal....................      106,372      4,192,678   --         4,299,050
  Singapore...................           --     38,046,883   --        38,046,883
  Spain.......................   18,926,633     44,933,288   --        63,859,921
  Sweden......................    1,079,570     70,182,299   --        71,261,869
  Switzerland.................   23,527,289    176,145,916   --       199,673,205
  United Kingdom..............  158,479,220    303,189,762   --       461,668,982
  United States...............      280,498             --   --           280,498
Preferred Stocks
  Germany.....................           --      1,512,943   --         1,512,943
Rights/Warrants
  Netherlands.................           --        219,886   --           219,886
  Spain.......................           --        248,332   --           248,332
Securities Lending Collateral.           --    372,419,040   --       372,419,040
                               ------------ --------------   --    --------------
TOTAL......................... $564,851,088 $2,228,812,680   --    $2,793,663,768
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                          Percentage
                                                  Shares     Value++    of Net Assets**
                                                  ------     -------    ---------------
COMMON STOCKS -- (86.1%)
AUSTRALIA -- (6.3%)
    Australia & New Zealand Banking Group, Ltd..   972,400 $ 32,135,117            0.4%
    Commonwealth Bank of Australia..............   291,226   22,197,496            0.3%
#   National Australia Bank, Ltd................ 1,075,691   37,958,860            0.5%
    Suncorp Group, Ltd.......................... 1,243,956   16,753,961            0.2%
    Wesfarmers, Ltd.............................   509,296   22,912,364            0.3%
    Westpac Banking Corp........................   832,771   29,213,630            0.4%
    Other Securities............................            417,411,564            5.2%
                                                           ------------            ----
TOTAL AUSTRALIA.................................            578,582,992            7.3%
                                                           ------------            ----

AUSTRIA -- (0.4%)
    Other Securities............................             38,910,198            0.5%
                                                           ------------            ----

BELGIUM -- (1.0%)
    Other Securities............................             90,657,468            1.2%
                                                           ------------            ----

CANADA -- (7.9%)
#   Bank of Montreal............................   273,400   17,148,390            0.2%
#   Royal Bank of Canada........................   326,040   19,670,168            0.3%
    Suncor Energy, Inc..........................   654,429   20,403,607            0.3%
    Toronto-Dominion Bank (The).................   350,772   28,756,027            0.4%
    Other Securities............................            631,242,236            7.9%
                                                           ------------            ----
TOTAL CANADA....................................            717,220,428            9.1%
                                                           ------------            ----

CHINA -- (0.0%)
    Other Securities............................                682,563            0.0%
                                                           ------------            ----

COLOMBIA -- (0.0%)
    Other Securities............................                 13,661            0.0%
                                                           ------------            ----

DENMARK -- (1.0%)
    Other Securities............................             86,541,097            1.1%
                                                           ------------            ----
FINLAND -- (1.3%)...............................
    Other Securities............................            113,988,028            1.4%
                                                           ------------            ----

FRANCE -- (6.2%)
    BNP Paribas SA..............................   500,741   27,920,262            0.4%
    Sanofi......................................   147,180   15,912,443            0.2%
    Sanofi ADR..................................   562,231   29,995,024            0.4%
*   Societe Generale SA.........................   601,863   21,863,864            0.3%
    Total SA Sponsored ADR......................   595,142   29,899,934            0.4%
    Other Securities............................            442,185,190            5.5%
                                                           ------------            ----
TOTAL FRANCE....................................            567,776,717            7.2%
                                                           ------------            ----

GERMANY -- (5.1%)
    Allianz SE..................................   137,629   20,358,153            0.3%
    Daimler AG..................................   469,210   26,015,371            0.3%
#   Muenchener Rueckversicherungs AG............    92,638   18,555,974            0.2%
#   Siemens AG Sponsored ADR....................   200,444   20,948,402            0.3%
    Other Securities............................            381,750,080            4.8%
                                                           ------------            ----
TOTAL GERMANY...................................            467,627,980            5.9%
                                                           ------------            ----

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       Percentage
                                             Shares      Value++     of Net Assets**
                                             ------      -------     ---------------

GREECE -- (0.2%)
    Other Securities......................            $   20,568,346            0.3%
                                                      --------------           -----

HONG KONG -- (2.3%)
    Other Securities......................               212,526,628            2.7%
                                                      --------------           -----

IRELAND -- (0.5%)
    Other Securities......................                44,486,764            0.6%
                                                      --------------           -----

ISRAEL -- (0.5%)
    Other Securities......................                45,342,666            0.6%
                                                      --------------           -----

ITALY -- (1.9%)
    Other Securities......................               169,031,134            2.1%
                                                      --------------           -----

JAPAN -- (18.8%)
#   Honda Motor Co., Ltd. Sponsored ADR...    417,161     16,678,097            0.2%
    Mitsubishi UFJ Financial Group, Inc...  4,596,200     31,184,479            0.4%
    Mizuho Financial Group, Inc........... 10,641,060     23,415,192            0.3%
    Sumitomo Mitsui Financial Group, Inc..    664,070     31,388,811            0.4%
#   Toyota Motor Corp. Sponsored ADR......    360,892     41,971,740            0.6%
    Other Securities......................             1,574,103,449           19.8%
                                                      --------------           -----
TOTAL JAPAN...............................             1,718,741,768           21.7%
                                                      --------------           -----

NETHERLANDS -- (2.1%)
    Koninklijke Philips Electronics NV....    573,294     15,867,651            0.2%
    Other Securities......................               176,107,529            2.2%
                                                      --------------           -----
TOTAL NETHERLANDS.........................               191,975,180            2.4%
                                                      --------------           -----

NEW ZEALAND -- (0.2%)
    Other Securities......................                21,504,707            0.3%
                                                      --------------           -----

NORWAY -- (1.0%)
    Other Securities......................                88,554,387            1.1%
                                                      --------------           -----

POLAND -- (0.0%)
    Other Securities......................                    38,194            0.0%
                                                      --------------           -----

PORTUGAL -- (0.3%)
    Other Securities......................                26,374,756            0.3%
                                                      --------------           -----

RUSSIA -- (0.0%)
    Other Securities......................                   388,092            0.0%
                                                      --------------           -----

SINGAPORE -- (1.4%)
    Other Securities......................               127,937,279            1.6%
                                                      --------------           -----

SPAIN -- (1.9%)
    Banco Santander SA....................  2,981,742     21,532,789            0.3%
#   Banco Santander SA Sponsored ADR......  2,229,277     16,162,258            0.2%
    Other Securities......................               138,497,929            1.7%
                                                      --------------           -----
TOTAL SPAIN...............................               176,192,976            2.2%
                                                      --------------           -----

SWEDEN -- (2.8%)
    Other Securities......................               253,660,357            3.2%
                                                      --------------           -----

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     Percentage
                                           Shares      Value++     of Net Assets**
                                           ------      -------     ---------------

SWITZERLAND -- (6.3%)
    ABB, Ltd............................  1,158,384 $   26,268,562            0.3%
    Credit Suisse Group AG..............    733,039     20,357,249            0.3%
    Holcim, Ltd.........................    208,137     16,235,724            0.2%
    Nestle SA...........................    587,284     41,880,656            0.5%
#   Novartis AG ADR.....................    818,651     60,383,698            0.8%
    Roche Holding AG....................     81,978     20,522,404            0.3%
    Swiss Re AG.........................    345,927     27,529,420            0.4%
    UBS AG..............................  1,749,489     31,208,104            0.4%
    Zurich Insurance Group AG...........    145,954     40,785,621            0.5%
    Other Securities....................               286,091,352            3.5%
                                                    --------------           -----
TOTAL SWITZERLAND.......................               571,262,790            7.2%
                                                    --------------           -----

UNITED KINGDOM -- (16.7%)
    Anglo American P.L.C................    763,241     18,661,816            0.2%
#   AstraZeneca P.L.C. Sponsored ADR....    424,722     22,051,566            0.3%
#   Barclays P.L.C. Sponsored ADR.......  1,811,137     32,564,243            0.4%
    BG Group P.L.C......................    933,234     15,754,237            0.2%
#   BHP Billiton P.L.C. ADR.............    286,867     16,216,592            0.2%
    BP P.L.C. Sponsored ADR.............  1,562,643     68,131,232            0.9%
    HSBC Holdings P.L.C. Sponsored ADR..  1,761,750     96,649,601            1.2%
*   Lloyds Banking Group P.L.C.......... 23,313,762     19,804,874            0.3%
#   Prudential P.L.C. ADR...............    651,676     22,508,889            0.3%
#   Rio Tinto P.L.C. Sponsored ADR......    458,818     21,133,157            0.3%
#   Royal Dutch Shell P.L.C. ADR........  1,430,280     99,819,241            1.3%
    Standard Chartered P.L.C............  1,125,564     28,327,517            0.4%
    Tesco P.L.C.........................  3,732,880     21,232,553            0.3%
    Vodafone Group P.L.C. Sponsored ADR.  2,394,771     73,256,045            0.9%
    Other Securities....................               964,017,666           12.0%
                                                    --------------           -----
TOTAL UNITED KINGDOM....................             1,520,129,229           19.2%
                                                    --------------           -----

UNITED STATES -- (0.0%)
    Other Securities....................                 3,494,631            0.0%
                                                    --------------           -----
TOTAL COMMON STOCKS.....................             7,854,211,016           99.2%
                                                    --------------           -----

PREFERRED STOCKS -- (0.1%)

GERMANY -- (0.1%)
    Other Securities....................                 4,378,796            0.1%
                                                    --------------           -----

UNITED KINGDOM -- (0.0%)
    Other Securities....................                     8,616            0.0%
                                                    --------------           -----
TOTAL PREFERRED STOCKS..................                 4,387,412            0.1%
                                                    --------------           -----

RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
    Other Securities....................                     1,483            0.0%
                                                    --------------           -----

BELGIUM -- (0.0%)
    Other Securities....................                        --            0.0%
                                                    --------------           -----

CANADA -- (0.0%)
    Other Securities....................                       574            0.0%
                                                    --------------           -----

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                 Percentage
                                                                     Shares        Value++     of Net Assets**
                                                                     ------        -------     ---------------

HONG KONG -- (0.0%)
      Other Securities............................................              $           --            0.0%
                                                                                --------------          ------

ISRAEL -- (0.0%)
      Other Securities............................................                      11,543            0.0%
                                                                                --------------          ------

ITALY -- (0.0%)
      Other Securities............................................                         825            0.0%
                                                                                --------------          ------

NETHERLANDS -- (0.0%)
      Other Securities............................................                     242,608            0.0%
                                                                                --------------          ------

NORWAY -- (0.0%)
      Other Securities............................................                       3,770            0.0%
                                                                                --------------          ------

SPAIN -- (0.0%)
      Other Securities............................................                     646,821            0.0%
                                                                                --------------          ------

SWITZERLAND -- (0.0%)
      Other Securities............................................                      53,406            0.0%
                                                                                --------------          ------

UNITED STATES -- (0.0%)
      Other Securities............................................                          --            0.0%
                                                                                --------------          ------
TOTAL RIGHTS/WARRANTS.............................................                     961,030            0.0%
                                                                                --------------          ------

                                                                     Shares/
                                                                      Face
                                                                     Amount        Value+
                                                                     -------       ------
                                                                      (000)
SECURITIES LENDING COLLATERAL -- (13.8%)
(S)@  DFA Short Term Investment Fund..............................  108,038,029  1,250,000,000           15.8%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $9,993,202 FNMA, rates ranging from 3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $10,213,462) to be repurchased at
       $10,013,243................................................ $     10,013     10,013,198            0.1%
                                                                                --------------          ------
TOTAL SECURITIES LENDING COLLATERAL...............................               1,260,013,198           15.9%
                                                                                --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $8,484,144,476).........................................                $9,119,572,656          115.2%
                                                                                ==============          ======

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks
  Australia................... $   26,872,133 $  551,710,859   --    $  578,582,992
  Austria.....................         57,330     38,852,868   --        38,910,198
  Belgium.....................     10,418,860     80,238,608   --        90,657,468
  Canada......................    717,159,305         61,123   --       717,220,428
  China.......................        110,466        572,097   --           682,563
  Colombia....................         13,661             --   --            13,661
  Denmark.....................      4,501,062     82,040,035   --        86,541,097
  Finland.....................      2,652,118    111,335,910   --       113,988,028
  France......................     87,552,301    480,224,416   --       567,776,717
  Germany.....................     68,989,039    398,638,941   --       467,627,980
  Greece......................        652,609     19,915,737   --        20,568,346
  Hong Kong...................        223,938    212,302,690   --       212,526,628
  Ireland.....................     12,143,696     32,343,068   --        44,486,764
  Israel......................      8,896,652     36,446,014   --        45,342,666
  Italy.......................     16,578,746    152,452,388   --       169,031,134
  Japan.......................    108,686,969  1,610,054,799   --     1,718,741,768
  Netherlands.................     29,141,065    162,834,115   --       191,975,180
  New Zealand.................        122,698     21,382,009   --        21,504,707
  Norway......................     10,233,572     78,320,815   --        88,554,387
  Poland......................         38,194             --   --            38,194
  Portugal....................        246,957     26,127,799   --        26,374,756
  Russia......................             --        388,092   --           388,092
  Singapore...................         64,766    127,872,513   --       127,937,279
  Spain.......................     35,643,906    140,549,070   --       176,192,976
  Sweden......................      9,281,144    244,379,213   --       253,660,357
  Switzerland.................    102,383,494    468,879,296   --       571,262,790
  United Kingdom..............    551,209,957    968,919,272   --     1,520,129,229
  United States...............      3,494,631             --   --         3,494,631
Preferred Stocks
  Germany.....................             --      4,378,796   --         4,378,796
  United Kingdom..............             --          8,616   --             8,616
Rights/Warrants
  Australia...................             --          1,483   --             1,483
  Belgium.....................             --             --   --                --
  Canada......................             --            574   --               574
  Hong Kong...................             --             --   --                --
  Israel......................             --         11,543   --            11,543
  Italy.......................             --            825   --               825
  Netherlands.................             --        242,608   --           242,608
  Norway......................             --          3,770   --             3,770
  Spain.......................             --        646,821   --           646,821
  Switzerland.................             --         53,406   --            53,406
  United States...............             --             --   --                --
Securities Lending Collateral.             --  1,260,013,198   --     1,260,013,198
                               -------------- --------------   --    --------------
TOTAL......................... $1,807,369,269 $7,312,203,387   --    $9,119,572,656
                               ============== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                              Value+
                                                          --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Continental Small Company Series of
  The DFA Investment Trust Company....................... $2,477,075,831
Investment in The Japanese Small Company Series of
  The DFA Investment Trust Company.......................  1,742,051,494
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company.......................  1,624,187,471
Investment in The Asia Pacific Small Company Series of
  The DFA Investment Trust Company.......................    871,962,341
Investment in The Canadian Small Company Series of
  The DFA Investment Trust Company.......................    656,754,574
                                                          --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $6,490,277,913)...............................  7,372,031,711
                                                          --------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $6,490,277,913)............................... $7,372,031,711
                                                          ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

 -
                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                     Level 1     Level 2 Level 3     Total
                                  -------------- ------- ------- --------------
 Affiliated Investment Companies. $7,372,031,711   --      --    $7,372,031,711
                                  --------------   --      --    --------------
 TOTAL........................... $7,372,031,711   --      --    $7,372,031,711
                                  ==============   ==      ==    ==============


                See accompanying Notes to Financial Statements.

                           SCHEDULES OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                       JAPANESE SMALL COMPANY PORTFOLIO

                                                                Value+
                                                             ------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Japanese Small Company Series of The DFA
  Investment Trust Company.................................. $495,729,468
                                                             ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $479,448,060).......................................... $495,729,468
                                                             ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                     ASIA PACIFIC SMALL COMPANY PORTFOLIO

                                                                Value+
                                                             ------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Asia Pacific Small Company Series of The
  DFA Investment Trust Company.............................. $270,965,449
                                                             ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $240,342,368).......................................... $270,965,449
                                                             ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).


                See accompanying Notes to Financial Statements.

                           SCHEDULES OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                    UNITED KINGDOM SMALL COMPANY PORTFOLIO

                                                               Value+
                                                             -----------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The United Kingdom Small Company Series
  of The DFA Investment Trust Company....................... $33,314,018
                                                             -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $22,855,044)........................................... $33,314,018
                                                             ===========

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                      CONTINENTAL SMALL COMPANY PORTFOLIO

                                                                Value+
                                                             ------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Continental Small Company Series of The
  DFA Investment Trust Company.............................. $115,717,432
                                                             ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $104,610,031).......................................... $115,717,432
                                                             ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                  Percentage
                                          Shares     Value++    of Net Assets**
                                          ------     -------    ---------------
 COMMON STOCKS -- (84.8%)
 AUSTRALIA -- (22.4%)
 #   CFS Retail Property Trust Group... 11,940,274 $ 27,208,429            1.4%
 #   Commonwealth Property Office Fund. 14,005,138   16,829,733            0.9%
     Dexus Property Group.............. 27,648,805   33,074,781            1.7%
     Federation Centres, Ltd...........  6,849,076   18,462,298            0.9%
     Goodman Group..................... 10,331,700   55,886,587            2.8%
     GPT Group.........................  8,533,209   36,304,932            1.9%
     Investa Office Fund...............  3,511,193   11,941,025            0.6%
 #   Stockland......................... 13,283,337   53,381,870            2.7%
 #   Westfield Group................... 13,180,319  159,431,045            8.1%
     Westfield Retail Trust............ 17,497,530   59,829,262            3.0%
     Other Securities..................              42,539,213            2.1%
                                                   ------------           -----
 TOTAL AUSTRALIA.......................             514,889,175           26.1%
                                                   ------------           -----
 BELGIUM -- (1.2%)
 #   Cofinimmo.........................     93,248   11,223,534            0.6%
     Other Securities..................              16,652,407            0.8%
                                                   ------------           -----
 TOTAL BELGIUM.........................              27,875,941            1.4%
                                                   ------------           -----
 CANADA -- (6.0%)
 #   Boardwalk REIT....................    140,236    9,169,036            0.5%
     Calloway REIT.....................    341,635   10,244,472            0.5%
     Canadian REIT.....................    204,194    9,661,946            0.5%
     Dundee REIT Class A...............    286,663   10,530,942            0.5%
 #   H&R REIT..........................    679,897   16,703,019            0.9%
 #   RioCan REIT.......................    876,636   25,678,226            1.3%
     Other Securities..................              56,265,718            2.8%
                                                   ------------           -----
 TOTAL CANADA..........................             138,253,359            7.0%
                                                   ------------           -----
 CHINA -- (0.2%)
     Other Securities..................               5,557,402            0.3%
                                                   ------------           -----
 FRANCE -- (3.3%)
 #   Fonciere Des Regions..............    147,675   11,782,646            0.6%
 #   Gecina SA.........................    124,602   15,014,694            0.8%
 #   ICADE.............................    133,009   12,295,517            0.6%
     Klepierre.........................    548,497   23,275,575            1.2%
     Other Securities..................              13,219,919            0.6%
                                                   ------------           -----
 TOTAL FRANCE..........................              75,588,351            3.8%
                                                   ------------           -----
 GERMANY -- (0.3%)
     Other Securities..................               7,291,148            0.4%
                                                   ------------           -----
 GREECE -- (0.0%)
     Other Securities..................                 482,139            0.0%
                                                   ------------           -----
 HONG KONG -- (4.0%)
     Link REIT (The)................... 13,650,583   77,030,214            3.9%
     Other Securities..................              14,798,825            0.8%
                                                   ------------           -----
 TOTAL HONG KONG.......................              91,829,039            4.7%
                                                   ------------           -----
 ISRAEL -- (0.1%)
     Other Securities..................               2,795,940            0.1%
                                                   ------------           -----

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                     Percentage
                                             Shares     Value++    of Net Assets**
                                             ------     -------    ---------------
ITALY -- (0.2%)
    Other Securities......................            $  4,818,455            0.2%
                                                      ------------           -----
JAPAN -- (15.9%)
#   Advance Residence Investment Corp.....      7,394   17,719,070            0.9%
#   Frontier Real Estate Investment Corp..      1,371   14,059,135            0.7%
#   Japan Logistics Fund, Inc.............        887    9,621,993            0.5%
#   Japan Prime Realty Investment Corp....      4,740   17,418,265            0.9%
#   Japan Real Estate Investment Corp.....      3,641   48,910,443            2.5%
#   Japan Retail Fund Investment Corp.....     12,918   30,621,784            1.6%
#   Mori Trust Sogo Reit, Inc.............      1,062   10,340,547            0.5%
#   Nippon Accommodations Fund, Inc.......      1,197    9,304,266            0.5%
#   Nippon Building Fund, Inc.............      4,228   60,918,439            3.1%
#   Nomura Real Estate Office Fund, Inc...      1,709   10,919,629            0.5%
    Orix JREIT, Inc.......................      8,817   11,935,824            0.6%
#   United Urban Investment Corp..........     13,933   22,954,668            1.2%
    Other Securities......................             102,034,424            5.1%
                                                      ------------           -----
TOTAL JAPAN...............................             366,758,487           18.6%
                                                      ------------           -----
MALAYSIA -- (0.4%)
    Other Securities......................               8,245,008            0.4%
                                                      ------------           -----
MEXICO -- (0.8%)
    Fibra Uno Administracion S.A. de C.V..  4,502,733   17,302,943            0.9%
                                                      ------------           -----
NETHERLANDS -- (8.1%)
#   Corio NV..............................    398,635   18,462,200            0.9%
    Unibail-Rodamco SE....................    550,605  143,936,222            7.3%
    Other Securities......................              24,508,999            1.3%
                                                      ------------           -----
TOTAL NETHERLANDS.........................             186,907,421            9.5%
                                                      ------------           -----
NEW ZEALAND -- (0.6%)
    Other Securities......................              13,570,997            0.7%
                                                      ------------           -----
SINGAPORE -- (7.9%)
    Ascendas REIT......................... 11,813,000   26,449,812            1.4%
#   CapitaCommercial Trust................ 12,234,000   17,034,412            0.9%
    CapitaMall Trust...................... 15,021,300   28,323,486            1.4%
    Suntec REIT........................... 12,453,000   19,690,127            1.0%
    Other Securities......................              90,032,438            4.5%
                                                      ------------           -----
TOTAL SINGAPORE...........................             181,530,275            9.2%
                                                      ------------           -----
SOUTH AFRICA -- (1.2%)
    Capital Property Fund.................  7,569,484    9,952,737            0.5%
    Other Securities......................              16,928,470            0.9%
                                                      ------------           -----
TOTAL SOUTH AFRICA........................              26,881,207            1.4%
                                                      ------------           -----
TAIWAN -- (0.6%)
    Other Securities......................              13,017,043            0.7%
                                                      ------------           -----
TURKEY -- (0.6%)
    Other Securities......................              14,773,176            0.8%
                                                      ------------           -----
UNITED KINGDOM -- (11.0%)
    British Land Co. P.L.C................  5,184,620   47,960,332            2.4%
    Derwent London P.L.C..................    536,276   19,241,703            1.0%
    Great Portland Estates P.L.C..........  2,038,188   16,860,786            0.9%
    Hammerson P.L.C.......................  4,275,995   34,551,955            1.8%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                                  Percentage
                                                                       Shares       Value++     of Net Assets**
                                                                       ------       -------     ---------------
UNITED KINGDOM -- (Continued)
      Intu Properties P.L.C..........................................  3,443,362 $   18,339,186            0.9%
      Land Securities Group P.L.C....................................  4,698,591     63,828,932            3.3%
      Segro P.L.C....................................................  4,287,510     17,753,936            0.9%
      Shaftesbury P.L.C..............................................  1,431,375     13,517,105            0.7%
      Other Securities...............................................                21,335,354            1.0%
                                                                                 --------------          ------
TOTAL UNITED KINGDOM.................................................               253,389,289           12.9%
                                                                                 --------------          ------
TOTAL COMMON STOCKS..................................................             1,951,756,795           99.1%
                                                                                 --------------          ------

RIGHTS/WARRANTS -- (0.0%)

SOUTH AFRICA -- (0.0%)
      Other Securities...............................................                    15,978            0.0%
                                                                                 --------------          ------

                                                                       Shares/
                                                                        Face
                                                                       Amount       Value+
                                                                       -------      ------
                                                                        (000)
SECURITIES LENDING COLLATERAL -- (15.2%)
(S)@  DFA Short Term Investment Fund................................. 30,337,079    351,000,000           17.8%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $184,603 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $188,671) to be repurchased at
       $184,973......................................................       $185        184,972            0.0%
                                                                                 --------------          ------
TOTAL SECURITIES LENDING COLLATERAL..................................               351,184,972           17.8%
                                                                                 --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,902,875,464)............................................              $2,302,957,745          116.9%
                                                                                 ==============          ======

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Australia...................           -- $  514,889,175   --    $  514,889,175
  Belgium.....................           --     27,875,941   --        27,875,941
  Canada...................... $138,253,359             --   --       138,253,359
  China.......................           --      5,557,402   --         5,557,402
  France......................           --     75,588,351   --        75,588,351
  Germany.....................           --      7,291,148   --         7,291,148
  Greece......................           --        482,139   --           482,139
  Hong Kong...................           --     91,829,039   --        91,829,039
  Israel......................           --      2,795,940   --         2,795,940
  Italy.......................           --      4,818,455   --         4,818,455
  Japan.......................           --    366,758,487   --       366,758,487
  Malaysia....................           --      8,245,008   --         8,245,008
  Mexico......................   17,302,943             --   --        17,302,943
  Netherlands.................  143,936,222     42,971,199   --       186,907,421
  New Zealand.................           --     13,570,997   --        13,570,997
  Singapore...................           --    181,530,275   --       181,530,275
  South Africa................           --     26,881,207   --        26,881,207
  Taiwan......................           --     13,017,043   --        13,017,043
  Turkey......................           --     14,773,176   --        14,773,176
  United Kingdom..............           --    253,389,289   --       253,389,289
Rights/Warrants
  South Africa................           --         15,978   --            15,978
Securities Lending Collateral.           --    351,184,972   --       351,184,972
                               ------------ --------------   --    --------------
TOTAL......................... $299,492,524 $2,003,465,221   --    $2,302,957,745
                               ============ ==============   ==    ==============


                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                               Shares        Value+
                                                             ----------- --------------
AFFILIATED INVESTMENT COMPANIES -- (99.8%)
Investment in DFA Real Estate Securities Portfolio of DFA
  Investment Dimensions Group Inc...........................  34,528,858 $1,042,426,231
Investment in DFA International Real Estate Securities
  Portfolio of DFA Investment Dimensions Group Inc.......... 117,847,453    682,336,755
                                                                         --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
     COMPANIES (Cost $1,248,552,266)........................              1,724,762,986
                                                                         --------------

TEMPORARY CASH INVESTMENTS -- (0.2%)
State Street Institutional Liquid Reserves (Cost $3,473,170)   3,473,170      3,473,170
                                                                         --------------
   TOTAL INVESTMENTS -- (100.0%) (Cost $1,252,025,436)......             $1,728,236,156
                                                                         ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                     Level 1     Level 2 Level 3     Total
                                  -------------- ------- ------- --------------
 Affiliated Investment Companies. $1,724,762,986   --      --    $1,724,762,986
 Temporary Cash Investments......      3,473,170   --      --         3,473,170
                                  --------------   --      --    --------------
 TOTAL........................... $1,728,236,156   --      --    $1,728,236,156
                                  ==============   ==      ==    ==============


                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                Percentage
                                        Shares     Value++    of Net Assets**
                                        ------     -------    ---------------
  COMMON STOCKS -- (87.5%)
  AUSTRALIA -- (5.8%)
  *   BlueScope Steel, Ltd...........  7,748,619 $ 39,899,388            0.4%
  #   Primary Health Care, Ltd....... 10,254,873   56,046,181            0.6%
      Other Securities...............             560,630,475            5.6%
                                                 ------------            ----
  TOTAL AUSTRALIA....................             656,576,044            6.6%
                                                 ------------            ----

  AUSTRIA -- (0.7%)
      Other Securities...............              76,429,535            0.8%
                                                 ------------            ----

  BELGIUM -- (0.7%)
      Other Securities...............              83,960,254            0.8%
                                                 ------------            ----

  CANADA -- (8.4%)
  *   Canfor Corp....................  2,457,506   51,323,566            0.5%
  #*  Celestica, Inc.................  4,577,603   39,530,643            0.4%
      Dorel Industries, Inc. Class B.    842,000   36,356,147            0.4%
      Sherritt International Corp....  7,426,939   34,722,202            0.4%
      West Fraser Timber Co., Ltd....    655,379   57,220,842            0.6%
      Other Securities...............             729,406,222            7.2%
                                                 ------------            ----
  TOTAL CANADA.......................             948,559,622            9.5%
                                                 ------------            ----

  CHINA -- (0.0%)
      Other Securities...............               2,445,750            0.0%
                                                 ------------            ----

  COLOMBIA -- (0.0%)
      Other Securities...............                  98,239            0.0%
                                                 ------------            ----

  DENMARK -- (0.8%)
      Other Securities...............              93,597,363            0.9%
                                                 ------------            ----

  FINLAND -- (2.1%)
  #   Huhtamaki Oyj..................  1,888,609   35,402,884            0.4%
      Pohjola Bank P.L.C. Class A....  2,606,249   44,366,834            0.5%
      Other Securities...............             158,711,077            1.5%
                                                 ------------            ----
  TOTAL FINLAND......................             238,480,795            2.4%
                                                 ------------            ----

  FRANCE -- (3.0%)
      Other Securities...............             335,331,261            3.3%
                                                 ------------            ----

  GERMANY -- (4.3%)
      Aurubis AG.....................  1,045,010   65,926,603            0.7%
  #   Bilfinger SE...................    536,449   53,842,934            0.5%
  #*  TUI AG.........................  3,402,355   36,130,570            0.4%
      Other Securities...............             331,207,607            3.3%
                                                 ------------            ----
  TOTAL GERMANY......................             487,107,714            4.9%
                                                 ------------            ----

  GREECE -- (0.2%)
      Other Securities...............              18,712,784            0.2%
                                                 ------------            ----

  HONG KONG -- (2.2%)
      Other Securities...............             253,295,780            2.5%
                                                 ------------            ----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                 Percentage
                                       Shares      Value++     of Net Assets**
                                       ------      -------     ---------------

 IRELAND -- (0.4%)
     Other Securities...............            $   47,057,838            0.5%
                                                --------------           -----

 ISRAEL -- (0.7%)
     Other Securities...............                79,706,401            0.8%
                                                --------------           -----

 ITALY -- (2.5%)
 #*  Banca Popolare di Milano Scarl. 77,876,899     52,150,846            0.5%
 *   Banco Popolare................. 39,619,058     57,232,381            0.6%
     Other Securities...............               173,403,418            1.7%
                                                --------------           -----
 TOTAL ITALY........................               282,786,645            2.8%
                                                --------------           -----

 JAPAN -- (21.8%)
     Aoyama Trading Co., Ltd........  1,396,199     41,780,501            0.4%
     Fujikura, Ltd..................  9,669,000     36,233,328            0.4%
 #   Kawasaki Kisen Kaisha, Ltd..... 17,701,194     38,948,563            0.4%
     San-In Godo Bank, Ltd. (The)...  4,083,900     34,830,489            0.4%
     Other Securities...............             2,319,826,614           23.1%
                                                --------------           -----
 TOTAL JAPAN........................             2,471,619,495           24.7%
                                                --------------           -----

 NETHERLANDS -- (1.5%)
     Delta Lloyd NV.................  2,295,384     44,136,359            0.5%
     Other Securities...............               121,110,842            1.2%
                                                --------------           -----
 TOTAL NETHERLANDS..................               165,247,201            1.7%
                                                --------------           -----

 NEW ZEALAND -- (0.4%)
     Other Securities...............                39,810,592            0.4%
                                                --------------           -----

 NORWAY -- (0.8%)
     Other Securities...............                94,320,128            0.9%
                                                --------------           -----

 POLAND -- (0.0%)
     Other Securities...............                   312,174            0.0%
                                                --------------           -----

 PORTUGAL -- (0.3%)
     Other Securities...............                37,495,780            0.4%
                                                --------------           -----

 RUSSIA -- (0.1%)
     Other Securities...............                 9,255,097            0.1%
                                                --------------           -----

 SINGAPORE -- (1.7%)
     Other Securities...............               194,099,191            1.9%
                                                --------------           -----

 SPAIN -- (1.4%)
     Other Securities...............               159,345,125            1.6%
                                                --------------           -----

 SWEDEN -- (3.1%)
 #   BillerudKorsnas AB.............  3,506,767     34,807,430            0.4%
 #   Holmen AB Class B..............  1,385,639     38,839,175            0.4%
 #   Trelleborg AB Class B..........  6,786,568    101,046,379            1.0%
     Other Securities...............               176,583,842            1.7%
                                                --------------           -----
 TOTAL SWEDEN.......................               351,276,826            3.5%
                                                --------------           -----

 SWITZERLAND -- (4.2%)
     Clariant AG....................  3,169,797     46,375,719            0.5%
     GAM Holding AG.................  1,995,299     35,286,713            0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                      Percentage
                                            Shares      Value++     of Net Assets**
                                            ------      -------     ---------------
SWITZERLAND -- (Continued)
    Helvetia Holding AG..................    120,995 $   50,761,635            0.5%
    Swiss Life Holding AG................    359,888     57,014,854            0.6%
    Other Securities.....................               282,429,187            2.7%
                                                     --------------           -----
TOTAL SWITZERLAND........................               471,868,108            4.7%
                                                     --------------           -----

UNITED KINGDOM -- (20.4%)
    Amlin P.L.C.......................... 11,024,189     72,716,511            0.7%
    Ashtead Group P.L.C.................. 11,493,515    105,113,361            1.1%
*   Barratt Developments P.L.C........... 23,445,340    113,494,573            1.1%
    Beazley P.L.C........................ 12,470,827     43,565,682            0.4%
    Bellway P.L.C........................  3,448,205     72,128,835            0.7%
    Bodycote P.L.C.......................  5,109,442     41,166,775            0.4%
    Bovis Homes Group P.L.C..............  3,855,116     46,000,546            0.5%
    Catlin Group, Ltd....................  9,072,341     74,162,530            0.8%
    CSR P.L.C............................  4,886,688     37,471,349            0.4%
#*  Dixons Retail P.L.C.................. 78,168,061     42,764,463            0.4%
    DS Smith P.L.C....................... 15,499,530     56,312,190            0.6%
    easyJet P.L.C........................  4,026,670     70,021,729            0.7%
    Greene King P.L.C....................  4,908,532     55,476,171            0.6%
    Hiscox, Ltd..........................  9,603,622     83,710,188            0.8%
#   Home Retail Group P.L.C.............. 17,508,245     42,401,436            0.4%
    Inchcape P.L.C.......................  8,776,728     68,420,864            0.7%
    Meggitt P.L.C........................  5,167,155     37,659,094            0.4%
    Millennium & Copthorne Hotels P.L.C..  4,813,561     42,354,200            0.4%
    Mondi P.L.C..........................  7,456,121     99,087,976            1.0%
    Persimmon P.L.C......................  7,739,467    130,012,911            1.3%
    SIG P.L.C............................ 14,122,480     35,595,134            0.4%
    Taylor Wimpey P.L.C.................. 76,091,760    110,099,317            1.1%
*   Thomas Cook Group P.L.C.............. 19,575,023     39,367,820            0.4%
    Travis Perkins P.L.C.................  5,306,411    118,400,604            1.2%
    Other Securities.....................               679,630,562            6.7%
                                                     --------------           -----
TOTAL UNITED KINGDOM.....................             2,317,134,821           23.2%
                                                     --------------           -----
TOTAL COMMON STOCKS......................             9,915,930,563           99.1%
                                                     --------------           -----

PREFERRED STOCKS -- (0.0%)
UNITED KINGDOM -- (0.0%)
    Other Securities.....................                       147            0.0%
                                                     --------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities.....................                       297            0.0%
                                                     --------------           -----

BELGIUM -- (0.0%)
    Other Securities.....................                        --            0.0%
                                                     --------------           -----

HONG KONG -- (0.0%)
    Other Securities.....................                        --            0.0%
                                                     --------------           -----

ISRAEL -- (0.0%)
    Other Securities.....................                   140,681            0.0%
                                                     --------------           -----

NORWAY -- (0.0%)
    Other Securities.....................                       914            0.0%
                                                     --------------           -----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                                  Percentage
                                                                     Shares         Value++     of Net Assets**
                                                                     ------         -------     ---------------

SWITZERLAND -- (0.0%)
      Other Securities............................................              $       473,326            0.0%
                                                                                ---------------          ------
TOTAL RIGHTS/WARRANTS.............................................                      615,218            0.0%
                                                                                ---------------          ------

                                                                     Shares/
                                                                      Face
                                                                     Amount         Value+
                                                                     -------        ------             -
                                                                      (000)
SECURITIES LENDING COLLATERAL -- (12.5%)
(S)@  DFA Short Term Investment Fund..............................  122,126,188   1,413,000,000           14.1%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $9,510,021 FNMA, rates ranging from 3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $9,719,631) to be repurchased at
       $9,529,092................................................. $      9,529       9,529,050            0.1%
                                                                                ---------------          ------
TOTAL SECURITIES LENDING COLLATERAL...............................                1,422,529,050           14.2%
                                                                                ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,604,711,148)........................................                $11,339,074,978          113.3%
                                                                                ===============          ======

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                 Level 1        Level 2     Level 3      Total
                               ------------ --------------- ------- ---------------
Common Stocks
  Australia...................           -- $   656,576,044   --    $   656,576,044
  Austria..................... $    150,764      76,278,771   --         76,429,535
  Belgium.....................        3,318      83,956,936   --         83,960,254
  Canada......................  947,681,153         878,469   --        948,559,622
  China.......................      996,892       1,448,858   --          2,445,750
  Colombia....................       98,239              --   --             98,239
  Denmark.....................           --      93,597,363   --         93,597,363
  Finland.....................        3,986     238,476,809   --        238,480,795
  France......................    1,018,187     334,313,074   --        335,331,261
  Germany.....................      149,534     486,958,180   --        487,107,714
  Greece......................      154,310      18,558,474   --         18,712,784
  Hong Kong...................      688,622     252,607,158   --        253,295,780
  Ireland.....................           --      47,057,838   --         47,057,838
  Israel......................           --      79,706,401   --         79,706,401
  Italy.......................           --     282,786,645   --        282,786,645
  Japan.......................           --   2,471,619,495   --      2,471,619,495
  Netherlands.................           --     165,247,201   --        165,247,201
  New Zealand.................           --      39,810,592   --         39,810,592
  Norway......................           --      94,320,128   --         94,320,128
  Poland......................      312,174              --   --            312,174
  Portugal....................           --      37,495,780   --         37,495,780
  Russia......................           --       9,255,097   --          9,255,097
  Singapore...................      212,239     193,886,952   --        194,099,191
  Spain.......................   14,443,006     144,902,119   --        159,345,125
  Sweden......................    1,179,724     350,097,102   --        351,276,826
  Switzerland.................           --     471,868,108   --        471,868,108
  United Kingdom..............      187,105   2,316,947,716   --      2,317,134,821
Preferred Stocks..............
  United Kingdom..............           --             147   --                147
Rights/Warrants...............
  Australia...................           --             297   --                297
  Belgium.....................           --              --   --                 --
  Hong Kong...................           --              --   --                 --
  Israel......................           --         140,681   --            140,681
  Norway......................           --             914   --                914
  Switzerland.................           --         473,326   --            473,326
Securities Lending Collateral.           --   1,422,529,050   --      1,422,529,050
                               ------------ ---------------   --    ---------------
TOTAL......................... $967,279,253 $10,371,795,725   --    $11,339,074,978
                               ============ ===============   ==    ===============

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                    Percentage
                                              Shares    Value++   of Net Assets**
                                              ------    -------   ---------------
COMMON STOCKS -- (87.7%)
AUSTRALIA -- (6.3%)
    Macquarie Group, Ltd.....................  36,077 $ 1,467,674            0.2%
#   National Australia Bank, Ltd.............  55,765   1,967,829            0.3%
    Origin Energy, Ltd....................... 122,076   1,562,863            0.2%
    Santos, Ltd.............................. 107,485   1,380,652            0.2%
    Suncorp Group, Ltd....................... 139,503   1,878,867            0.3%
    Wesfarmers, Ltd..........................  29,302   1,318,247            0.2%
    Other Securities.........................          40,812,293            5.7%
                                                      -----------            ----
TOTAL AUSTRALIA..............................          50,388,425            7.1%
                                                      -----------            ----

AUSTRIA -- (0.5%)
    Other Securities.........................           4,022,844            0.6%
                                                      -----------            ----

BELGIUM -- (1.1%)
#   Ageas....................................  45,850   1,679,168            0.3%
    Other Securities.........................           7,450,396            1.0%
                                                      -----------            ----
TOTAL BELGIUM................................           9,129,564            1.3%
                                                      -----------            ----

CANADA -- (7.8%)
    Toronto-Dominion Bank (The)..............  21,129   1,732,140            0.3%
    Other Securities.........................          60,596,811            8.5%
                                                      -----------            ----
TOTAL CANADA.................................          62,328,951            8.8%
                                                      -----------            ----

CHINA -- (0.0%)
    Other Securities.........................              57,348            0.0%
                                                      -----------            ----

COLOMBIA -- (0.0%)
    Other Securities.........................               5,419            0.0%
                                                      -----------            ----

DENMARK -- (1.0%)
    Other Securities.........................           8,337,710            1.2%
                                                      -----------            ----

FINLAND -- (1.5%)
#   Nokia Oyj................................ 415,522   1,396,023            0.2%
    Other Securities.........................          10,714,756            1.5%
                                                      -----------            ----
TOTAL FINLAND................................          12,110,779            1.7%
                                                      -----------            ----

FRANCE -- (5.6%)
    BNP Paribas SA...........................  27,532   1,535,126            0.2%
    Cie de St-Gobain.........................  43,524   1,743,090            0.3%
    Cie Generale des Etablissements Michelin.  15,059   1,273,418            0.2%
    Lafarge SA...............................  20,467   1,324,975            0.2%
    Renault SA...............................  20,445   1,411,008            0.2%
    Sanofi...................................  19,474   2,105,442            0.3%
*   Societe Generale SA......................  59,410   2,158,186            0.3%
    Other Securities.........................          33,149,147            4.6%
                                                      -----------            ----
TOTAL FRANCE.................................          44,700,392            6.3%
                                                      -----------            ----

GERMANY -- (4.5%)
    Allianz SE...............................  12,466   1,843,977            0.3%
    Daimler AG...............................  25,279   1,401,595            0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  Percentage
                                           Shares    Value++    of Net Assets**
                                           ------    -------    ---------------
GERMANY -- (Continued)
#   Deutsche Bank AG......................  29,192 $  1,344,292            0.2%
    Other Securities......................           31,292,948            4.4%
                                                   ------------           -----
TOTAL GERMANY.............................           35,882,812            5.1%
                                                   ------------           -----

GREECE -- (0.3%)
    Other Securities......................            2,691,377            0.4%
                                                   ------------           -----

HONG KONG -- (2.5%)
    Other Securities......................           19,576,074            2.8%
                                                   ------------           -----

IRELAND -- (0.7%)
    CRH P.L.C. Sponsored ADR..............  59,771    1,285,674            0.2%
    Other Securities......................            4,487,568            0.6%
                                                   ------------           -----
TOTAL IRELAND.............................            5,773,242            0.8%
                                                   ------------           -----

ISRAEL -- (0.6%)
    Other Securities......................            4,756,456            0.7%
                                                   ------------           -----

ITALY -- (2.1%)
    Other Securities......................           16,762,093            2.4%
                                                   ------------           -----

JAPAN -- (20.5%)
    Daiwa Securities Group, Inc........... 153,447    1,361,482            0.2%
    Mitsubishi UFJ Financial Group, Inc... 340,700    2,311,595            0.3%
    Mizuho Financial Group, Inc........... 580,860    1,278,157            0.2%
    Sumitomo Mitsui Financial Group, Inc..  35,841    1,694,108            0.3%
    Toyota Motor Corp. Sponsored ADR......  11,600    1,349,080            0.2%
    Other Securities......................          156,308,404           22.0%
                                                   ------------           -----
TOTAL JAPAN...............................          164,302,826           23.2%
                                                   ------------           -----

NETHERLANDS -- (2.1%)
#   Akzo Nobel NV.........................  23,385    1,410,358            0.2%
    Other Securities......................           15,080,893            2.1%
                                                   ------------           -----
TOTAL NETHERLANDS.........................           16,491,251            2.3%
                                                   ------------           -----

NEW ZEALAND -- (0.3%)
    Other Securities......................            2,588,202            0.3%
                                                   ------------           -----

NORWAY -- (1.1%)
    Other Securities......................            8,657,404            1.2%
                                                   ------------           -----

POLAND -- (0.0%)
    Other Securities......................                1,632            0.0%
                                                   ------------           -----

PORTUGAL -- (0.4%)
    Other Securities......................            2,901,596            0.4%
                                                   ------------           -----

RUSSIA -- (0.0%)
    Other Securities......................              162,824            0.0%
                                                   ------------           -----

SINGAPORE -- (1.5%)
    Other Securities......................           11,888,127            1.7%
                                                   ------------           -----

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       Percentage
                                               Shares     Value++    of Net Assets**
                                               ------     -------    ---------------
SPAIN -- (1.7%)
    Banco Santander SA.......................   225,183 $  1,626,170            0.2%
    Other Securities.........................             12,060,553            1.7%
                                                        ------------           -----
TOTAL SPAIN..................................             13,686,723            1.9%
                                                        ------------           -----

SWEDEN -- (2.8%)
    Skandinaviska Enskilda Banken AB Class A.   137,821    1,417,813            0.2%
    Svenska Cellulosa AB Class B.............    56,655    1,475,796            0.2%
    Other Securities.........................             19,797,640            2.8%
                                                        ------------           -----
TOTAL SWEDEN.................................             22,691,249            3.2%
                                                        ------------           -----

SWITZERLAND -- (6.5%)
    Aryzta AG................................    20,455    1,270,060            0.2%
    Credit Suisse Group AG...................   122,750    3,408,894            0.5%
    Holcim, Ltd..............................    27,255    2,126,026            0.3%
    Julius Baer Group, Ltd...................    35,941    1,432,765            0.2%
    Nestle SA................................    29,483    2,102,505            0.3%
    Novartis AG ADR..........................    28,202    2,080,180            0.3%
    Swiss Re AG..............................    36,499    2,904,648            0.4%
    Zurich Insurance Group AG................    17,042    4,762,244            0.7%
    Other Securities.........................             32,036,026            4.5%
                                                        ------------           -----
TOTAL SWITZERLAND............................             52,123,348            7.4%
                                                        ------------           -----

UNITED KINGDOM -- (16.2%)
    Anglo American P.L.C.....................    74,284    1,816,300            0.3%
*   Barratt Developments P.L.C...............   279,427    1,352,655            0.2%
    BP P.L.C. Sponsored ADR..................    89,366    3,896,357            0.6%
#   HSBC Holdings P.L.C. Sponsored ADR.......   102,908    5,645,533            0.8%
    Legal & General Group P.L.C..............   566,357    1,493,566            0.2%
*   Lloyds Banking Group P.L.C............... 1,911,509    1,623,813            0.2%
    Old Mutual P.L.C.........................   465,474    1,484,671            0.2%
    Persimmon P.L.C..........................    78,274    1,314,901            0.2%
    Royal Dutch Shell P.L.C. ADR.............    88,550    6,179,904            0.9%
    Standard Chartered P.L.C.................    70,024    1,762,322            0.3%
    Taylor Wimpey P.L.C......................   883,661    1,278,594            0.2%
    Travis Perkins P.L.C.....................    58,572    1,306,902            0.2%
    Vodafone Group P.L.C. Sponsored ADR......   165,738    5,069,925            0.7%
    Other Securities.........................             95,181,342           13.3%
                                                        ------------           -----
TOTAL UNITED KINGDOM.........................            129,406,785           18.3%
                                                        ------------           -----

UNITED STATES -- (0.1%)
    Other Securities.........................                686,407            0.1%
                                                        ------------           -----
TOTAL COMMON STOCKS..........................            702,111,860           99.2%
                                                        ------------           -----

PREFERRED STOCKS -- (0.0%)
GERMANY -- (0.0%)
    Other Securities.........................                158,699            0.0%
                                                        ------------           -----

UNITED KINGDOM -- (0.0%)
    Other Securities.........................                  1,265            0.0%
                                                        ------------           -----
TOTAL PREFERRED STOCKS.......................                159,964            0.0%
                                                        ------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities.........................                     --            0.0%
                                                        ------------           -----

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                                  Percentage
                                                                         Shares      Value++    of Net Assets**
                                                                         ------      -------    ---------------
BELGIUM -- (0.0%)
      Other Securities.................................................           $          --            0.0%
                                                                                  -------------          ------

CANADA -- (0.0%)
      Other Securities.................................................                     426            0.0%
                                                                                  -------------          ------

ISRAEL -- (0.0%)
      Other Securities.................................................                   1,855            0.0%
                                                                                  -------------          ------

NETHERLANDS -- (0.0%)
      Other Securities.................................................                  10,502            0.0%
                                                                                  -------------          ------

SPAIN -- (0.0%)
      Other Securities.................................................                  51,282            0.0%
                                                                                  -------------          ------

SWITZERLAND -- (0.0%)
      Other Securities.................................................                   8,987            0.0%
                                                                                  -------------          ------

UNITED STATES -- (0.0%)
      Other Securities.................................................                      --            0.0%
                                                                                  -------------          ------
TOTAL RIGHTS/WARRANTS..................................................                  73,052            0.0%
                                                                                  -------------          ------

                                                                         Shares/
                                                                          Face
                                                                         Amount      Value+
                                                                         -------     ------
                                                                          (000)
SECURITIES LENDING COLLATERAL -- (12.3%)
(S)@  DFA Short Term Investment Fund................................... 8,470,181    98,000,000           13.9%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $283,668 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $289,921) to be repurchased at $284,237...............      $284       284,236            0.0%
                                                                                  -------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................              98,284,236           13.9%
                                                                                  -------------          ------
TOTAL INVESTMENTS -- (100.0%) (Cost $671,847,101)......................            $800,629,112          113.1%
                                                                                  =============          ======

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                  Level 1      Level 2    Level 3    Total
                                ------------ ------------ ------- ------------
 Common Stocks
   Australia................... $  1,052,170 $ 49,336,255   --    $ 50,388,425
   Austria.....................           --    4,022,844   --       4,022,844
   Belgium.....................      833,392    8,296,172   --       9,129,564
   Canada......................   62,317,745       11,206   --      62,328,951
   China.......................       16,140       41,208   --          57,348
   Colombia....................        5,419           --   --           5,419
   Denmark.....................           --    8,337,710   --       8,337,710
   Finland.....................       35,465   12,075,314   --      12,110,779
   France......................    1,723,499   42,976,893   --      44,700,392
   Germany.....................    2,820,102   33,062,710   --      35,882,812
   Greece......................        7,743    2,683,634   --       2,691,377
   Hong Kong...................       27,491   19,548,583   --      19,576,074
   Ireland.....................    1,425,883    4,347,359   --       5,773,242
   Israel......................      640,657    4,115,799   --       4,756,456
   Italy.......................      902,890   15,859,203   --      16,762,093
   Japan.......................    3,512,372  160,790,454   --     164,302,826
   Netherlands.................    2,799,764   13,691,487   --      16,491,251
   New Zealand.................        5,405    2,582,797   --       2,588,202
   Norway......................      414,304    8,243,100   --       8,657,404
   Poland......................        1,632           --   --           1,632
   Portugal....................           --    2,901,596   --       2,901,596
   Russia......................           --      162,824   --         162,824
   Singapore...................       10,315   11,877,812   --      11,888,127
   Spain.......................    1,180,790   12,505,933   --      13,686,723
   Sweden......................       52,072   22,639,177   --      22,691,249
   Switzerland.................    4,588,197   47,535,151   --      52,123,348
   United Kingdom..............   25,618,029  103,788,756   --     129,406,785
   United States...............      686,407           --   --         686,407
 Preferred Stocks
   Germany.....................           --      158,699   --         158,699
   United Kingdom..............           --        1,265   --           1,265
 Rights/Warrants
   Australia...................           --           --   --              --
   Belgium.....................           --           --   --              --
   Canada......................           --          426   --             426
   Israel......................           --        1,855   --           1,855
   Netherlands.................           --       10,502   --          10,502
   Spain.......................           --       51,282   --          51,282
   Switzerland.................           --        8,987   --           8,987
   United States...............           --           --   --              --
 Securities Lending Collateral.           --   98,284,236   --      98,284,236
                                ------------ ------------   --    ------------
 TOTAL......................... $110,677,883 $689,951,229   --    $800,629,112
                                ============ ============   ==    ============


                See accompanying Notes to Financial Statements.

                         WORLD EX U.S. VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                             Shares    Value+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of The DFA
  Investment Trust Company..................................         $63,329,784
Investment in Dimensional Emerging Markets Value Fund.......          21,011,935
Investment in DFA International Small Cap Value Portfolio
  of DFA Investment Dimensions Group Inc.................... 440,290   7,810,739
                                                                     -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
     COMPANIES (Cost $83,840,660)...........................          92,152,458
                                                                     -----------
   TOTAL INVESTMENTS -- (100.0%) (Cost $83,840,660).........         $92,152,458
                                                                     ===========

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                      ---------------------------------------
                                        Level 1    Level 2 Level 3    Total
                                      -----------  ------- ------- -----------
  Affiliated Investment Companies.... $92,152,458    --      --    $92,152,458
                                      -----------    --      --    -----------
  TOTAL.............................. $92,152,458    --      --    $92,152,458
                                      ===========    ==      ==    ===========


                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                               Shares     Value+
                                                              --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA International Small Cap Value Portfolio of
  DFA Investment Dimensions Group Inc........................ 2,103,458 $37,315,347
Investment in Dimensional Emerging Markets Value Fund........            13,834,597
Investment in International Vector Equity Portfolio of
  DFA Investment Dimensions Group Inc........................   506,865   5,423,456
Investment in The Emerging Markets Small Cap Series of
  The DFA Investment Trust Company...........................             3,572,458
                                                                        -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $55,344,699)......................................            60,145,858
                                                                        -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $55,344,699)......................................           $60,145,858
                                                                        ===========

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                                     ---------------------------------------
                                       Level 1    Level 2 Level 3    Total
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $60,145,858    --      --    $60,145,858
                                     -----------    --      --    -----------
    TOTAL........................... $60,145,858    --      --    $60,145,858
                                     ===========    ==      ==    ===========


                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                             Shares  Value+
                                                             ------  -----
   AFFILIATED INVESTMENT COMPANIES -- (100.0%)
   Investment in International Core Equity Portfolio of
     DFA Investment Dimensions Group Inc.................... 53,387 $617,150
   Investment in Emerging Markets Core Equity Portfolio of
     DFA Investment Dimensions Group Inc....................  9,039  184,761
                                                                    --------
      TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
        (Cost $780,709).....................................         801,911
                                                                    --------
      TOTAL INVESTMENTS -- (100.0%)
        (Cost $780,709).....................................        $801,911
                                                                    ========

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        Investments in Securities (Market Value)
                                        ----------------------------------------
                                        Level 1    Level 2   Level 3    Total
                                         --------  -------   -------   --------
       Affiliated Investment Companies. $801,911     --        --      $801,911
                                         --------    --        --      --------
       TOTAL........................... $801,911     --        --      $801,911
                                         ========    ==        ==      ========

                See accompanying Notes to Financial Statements.

                  SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                              Shares     Value+
                                                             --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA
  Investment Dimensions Group Inc........................... 2,188,204 $30,044,039
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc........................... 2,453,799  28,365,921
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc...........................   684,196  13,984,960
                                                                       -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
     COMPANIES (Cost $63,954,017)...........................            72,394,920
                                                                       -----------
   TOTAL INVESTMENTS -- (100.0%) (Cost $63,954,017).........           $72,394,920
                                                                       ===========

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                                             Investments in Securities (Market Value)
                                                             ---------------------------------------
                                                               Level 1    Level 2 Level 3    Total
                                                             -----------  ------- ------- -----------
Affiliated Investment Companies............................. $72,394,920       --   --    $72,394,920
Futures Contracts**.........................................     129,155       --   --        129,155
Forward Currency Contracts**................................          --  $96,531   --         96,531
                                                             -----------  -------   --    -----------
TOTAL....................................................... $72,524,075  $96,531   --    $72,620,606
                                                             ===========  =======   ==    ===========

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                           SCHEDULES OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                          EMERGING MARKETS PORTFOLIO

                                                                 Value+
                                                             --------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Emerging Markets Series of The DFA
  Investment Trust Company.................................. $3,115,578,831
                                                             --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $1,999,353,541)........................................ $3,115,578,831
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                     EMERGING MARKETS SMALL CAP PORTFOLIO

                                                                 Value+
                                                             --------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in The Emerging Markets Small Cap Series of The
  DFA Investment Trust Company.............................. $3,928,904,238
                                                             --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $3,295,897,681)........................................ $3,928,904,238
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                       EMERGING MARKETS VALUE PORTFOLIO

                                                                 Value+
                                                             ---------------
AFFILIATED INVESTMENT COMPANY -- (100.0%)
Investment in Dimensional Emerging Markets Value Fund....... $18,532,637,581
                                                             ---------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
     $17,920,987,814)....................................... $18,532,637,581
                                                             ===============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).


                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                                      Percentage
                                                           Shares       Value++     of Net Assets**
                                                           ------       -------     ---------------
COMMON STOCKS -- (90.7%)
BRAZIL -- (10.1%)
    Banco Bradesco SA...................................   2,007,129 $   34,359,199            0.3%
#   Banco Bradesco SA ADR...............................   5,097,969     84,575,300            0.8%
    Banco do Brasil SA..................................   2,345,939     29,582,927            0.3%
    BM&FBovespa SA......................................   6,332,289     43,897,963            0.4%
#   BRF SA ADR..........................................   1,233,685     30,632,398            0.3%
#   Cia de Bebidas das Americas ADR.....................     698,422     29,347,692            0.3%
#   Itau Unibanco Holding SA ADR........................   4,846,872     81,572,855            0.7%
#   Petroleo Brasileiro SA ADR..........................   3,104,177     59,444,990            0.5%
#   Petroleo Brasileiro SA Sponsored ADR................   4,254,320     84,958,770            0.8%
#   Vale SA Sponsored ADR (91912E105)...................   3,105,319     53,069,902            0.5%
#   Vale SA Sponsored ADR (91912E204)...................   3,660,970     59,527,372            0.5%
    Other Securities....................................                622,788,372            5.4%
                                                                     --------------           -----
TOTAL BRAZIL............................................              1,213,757,740           10.8%
                                                                     --------------           -----
CHILE -- (1.6%)
    Other Securities....................................                197,585,056            1.8%
                                                                     --------------           -----
CHINA -- (13.8%)
    Bank of China, Ltd. Class H......................... 140,765,702     65,953,533            0.6%
    China Construction Bank Corp. Class H............... 132,851,302    111,503,486            1.0%
    China Mobile, Ltd. Sponsored ADR....................   1,402,895     77,495,920            0.7%
#   CNOOC, Ltd. ADR.....................................     160,515     30,070,880            0.3%
    Industrial & Commercial Bank of China, Ltd. Class H. 121,753,725     85,824,770            0.8%
#   PetroChina Co., Ltd. ADR............................     229,733     29,373,661            0.3%
    Tencent Holdings, Ltd...............................     910,600     31,390,492            0.3%
    Other Securities....................................              1,236,369,019           10.9%
                                                                     --------------           -----
TOTAL CHINA.............................................              1,667,981,761           14.9%
                                                                     --------------           -----
COLOMBIA -- (0.4%)
    Other Securities....................................                 53,612,218            0.5%
                                                                     --------------           -----
CZECH REPUBLIC -- (0.2%)
    Other Securities....................................                 29,760,310            0.3%
                                                                     --------------           -----
EGYPT -- (0.0%)
    Other Securities....................................                  4,833,390            0.0%
                                                                     --------------           -----
HONG KONG -- (0.0%)
    Other Securities....................................                    221,771            0.0%
                                                                     --------------           -----
HUNGARY -- (0.3%)
    Other Securities....................................                 33,209,175            0.3%
                                                                     --------------           -----
INDIA -- (6.8%)
    HDFC Bank, Ltd......................................   2,322,906     29,485,935            0.3%
    ICICI Bank, Ltd. Sponsored ADR......................     621,150     29,082,243            0.3%
#   Infosys, Ltd. Sponsored ADR.........................     643,017     26,839,530            0.3%
    Reliance Industries, Ltd............................   2,801,585     40,932,604            0.4%
    Other Securities....................................                693,757,088            6.0%
                                                                     --------------           -----
TOTAL INDIA.............................................                820,097,400            7.3%
                                                                     --------------           -----
INDONESIA -- (3.6%)
    Other Securities....................................                432,852,678            3.9%
                                                                     --------------           -----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     Percentage
                                                           Shares      Value++     of Net Assets**
                                                           ------      -------     ---------------
ISRAEL -- (0.0%)
    Other Securities....................................            $      237,053            0.0%
                                                                    --------------           -----
MALAYSIA -- (3.7%)
    CIMB Group Holdings Bhd............................. 10,654,914     27,124,760            0.3%
    Malayan Banking Bhd................................. 10,127,512     32,039,011            0.3%
    Other Securities....................................               384,967,404            3.4%
                                                                    --------------           -----
TOTAL MALAYSIA..........................................               444,131,175            4.0%
                                                                    --------------           -----
MEXICO -- (5.2%)
#   America Movil S.A.B. de C.V. Series L ADR...........  2,487,518     53,183,134            0.5%
#*  Cemex S.A.B. de C.V. Sponsored ADR..................  5,209,612     58,608,140            0.5%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
     ADR................................................    457,537     51,880,120            0.5%
    Grupo Financiero Banorte S.A.B. de C.V..............  7,596,080     57,241,323            0.5%
    Grupo Mexico S.A.B. de C.V. Series B................ 10,271,951     36,875,579            0.3%
    Grupo Televisa S.A.B. Sponsored ADR.................  1,658,173     41,984,940            0.4%
    Other Securities....................................               330,342,376            2.9%
                                                                    --------------           -----
TOTAL MEXICO............................................               630,115,612            5.6%
                                                                    --------------           -----
PERU -- (0.2%)
    Other Securities....................................                20,327,704            0.2%
                                                                    --------------           -----
PHILIPPINES -- (1.6%)
    Other Securities....................................               190,791,744            1.7%
                                                                    --------------           -----
POLAND -- (1.4%)
    Other Securities....................................               164,142,881            1.5%
                                                                    --------------           -----
RUSSIA -- (2.7%)
    Gazprom OAO Sponsored ADR........................... 12,826,037    102,146,071            0.9%
    Lukoil OAO Sponsored ADR............................    897,216     57,048,513            0.5%
*   Sberbank of Russia Sponsored ADR....................  4,164,441     53,749,274            0.5%
    Other Securities....................................               115,537,590            1.0%
                                                                    --------------           -----
TOTAL RUSSIA............................................               328,481,448            2.9%
                                                                    --------------           -----
SOUTH AFRICA -- (6.6%)
    FirstRand, Ltd......................................  7,501,759     26,099,386            0.2%
    MTN Group, Ltd......................................  2,946,159     53,166,336            0.5%
    Naspers, Ltd. Class N...............................    566,281     37,947,970            0.3%
    Sanlam, Ltd.........................................  5,593,811     28,700,810            0.3%
#   Sasol, Ltd. Sponsored ADR...........................    796,453     34,581,989            0.3%
    Standard Bank Group, Ltd............................  2,847,588     35,607,610            0.3%
    Other Securities....................................               574,505,743            5.1%
                                                                    --------------           -----
TOTAL SOUTH AFRICA......................................               790,609,844            7.0%
                                                                    --------------           -----
SOUTH KOREA -- (13.9%)
    Hana Financial Group, Inc...........................  1,052,999     33,723,526            0.3%
#   Hyundai Mobis.......................................    130,766     29,732,132            0.3%
    Hyundai Motor Co....................................    343,409     62,357,251            0.6%
    Kia Motors Corp.....................................    578,175     28,839,997            0.3%
    LG Electronics, Inc.................................    381,094     30,545,797            0.3%
#   POSCO ADR...........................................    471,342     33,931,911            0.3%
    Samsung Electronics Co., Ltd........................    159,385    220,432,470            2.0%
    Other Securities....................................             1,230,500,499           10.8%
                                                                    --------------           -----
TOTAL SOUTH KOREA.......................................             1,670,063,583           14.9%
                                                                    --------------           -----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                               Percentage
                                                    Shares       Value++     of Net Assets**
                                                    ------       -------     ---------------
TAIWAN -- (12.9%)
    Hon Hai Precision Industry Co., Ltd.......... 23,259,476 $    60,120,539            0.6%
    Taiwan Semiconductor Manufacturing Co., Ltd.. 36,401,652     135,102,224            1.2%
    Other Securities.............................              1,359,756,001           12.0%
                                                             ---------------           -----
TOTAL TAIWAN.....................................              1,554,978,764           13.8%
                                                             ---------------           -----
THAILAND -- (3.3%)
    Other Securities.............................                397,586,522            3.5%
                                                             ---------------           -----
TURKEY -- (2.4%)
    Turkiye Garanti Bankasi A.S..................  5,342,105      29,557,418            0.3%
    Other Securities.............................                254,196,106            2.2%
                                                             ---------------           -----
TOTAL TURKEY.....................................                283,753,524            2.5%
                                                             ---------------           -----
TOTAL COMMON STOCKS..............................             10,929,131,353           97.4%
                                                             ---------------           -----

PREFERRED STOCKS -- (1.5%)
BRAZIL -- (1.4%)
    Banco Bradesco SA............................  1,539,800      25,312,519            0.2%
    Other Securities.............................                144,020,540            1.3%
                                                             ---------------           -----
TOTAL BRAZIL.....................................                169,333,059            1.5%
                                                             ---------------           -----
CHILE -- (0.0%)
    Other Securities.............................                  2,750,066            0.0%
                                                             ---------------           -----
COLOMBIA -- (0.1%)
    Other Securities.............................                  3,517,543            0.1%
                                                             ---------------           -----
HONG KONG -- (0.0%)
    Other Securities.............................                    937,059            0.0%
                                                             ---------------           -----
MALAYSIA -- (0.0%)
    Other Securities.............................                     17,566            0.0%
                                                             ---------------           -----
TOTAL PREFERRED STOCKS...........................                176,555,293            1.6%
                                                             ---------------           -----

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
    Other Securities.............................                         29            0.0%
                                                             ---------------           -----
CHINA -- (0.0%)
    Other Securities.............................                    430,643            0.0%
                                                             ---------------           -----
MALAYSIA -- (0.0%)
    Other Securities.............................                     36,163            0.0%
                                                             ---------------           -----
POLAND -- (0.0%)
    Other Securities.............................                         --            0.0%
                                                             ---------------           -----
SOUTH KOREA -- (0.0%)
    Other Securities.............................                     93,261            0.0%
                                                             ---------------           -----
THAILAND -- (0.0%)
    Other Securities.............................                    292,497            0.0%
                                                             ---------------           -----
TOTAL RIGHTS/WARRANTS............................                    852,593            0.0%
                                                             ---------------           -----


EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                      Shares/
                                                                       Face                       Percentage
                                                                      Amount        Value+      of Net Assets**
                                                                      -------       ------      ---------------
                                                                       (000)
SECURITIES LENDING COLLATERAL -- (7.8%)
(S)@  DFA Short Term Investment Fund...............................  79,256,698 $   917,000,000            8.2%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $18,991,636 FNMA, rates ranging from 3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $19,410,231) to be repurchased at
       $19,029,723................................................. $    19,030      19,029,638            0.1%
                                                                                ---------------          ------
TOTAL SECURITIES LENDING COLLATERAL................................                 936,029,638            8.3%
                                                                                ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,726,156,039).........................................               $12,042,568,877          107.3%
                                                                                ===============          ======

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               -----------------------------------------------------
                                  Level 1        Level 2     Level 3      Total
                               -------------- -------------- ------- ---------------
Common Stocks
  Brazil...................... $1,213,757,740             --   --    $ 1,213,757,740
  Chile.......................    197,585,056             --   --        197,585,056
  China.......................    207,022,397 $1,460,959,364   --      1,667,981,761
  Colombia....................     53,612,218             --   --         53,612,218
  Czech Republic..............             --     29,760,310   --         29,760,310
  Egypt.......................             --      4,833,390   --          4,833,390
  Hong Kong...................             --        221,771   --            221,771
  Hungary.....................        332,733     32,876,442   --         33,209,175
  India.......................     73,576,965    746,520,435   --        820,097,400
  Indonesia...................     14,149,078    418,703,600   --        432,852,678
  Israel......................             --        237,053   --            237,053
  Malaysia....................             --    444,131,175   --        444,131,175
  Mexico......................    630,115,612             --   --        630,115,612
  Peru........................     20,327,704             --   --         20,327,704
  Philippines.................      2,960,841    187,830,903   --        190,791,744
  Poland......................        110,118    164,032,763   --        164,142,881
  Russia......................     13,016,216    315,465,232   --        328,481,448
  South Africa................     84,699,622    705,910,222   --        790,609,844
  South Korea.................     86,292,900  1,583,770,683   --      1,670,063,583
  Taiwan......................     26,877,229  1,528,101,535   --      1,554,978,764
  Thailand....................    397,579,950          6,572   --        397,586,522
  Turkey......................      4,591,140    279,162,384   --        283,753,524
Preferred Stocks
  Brazil......................    169,333,059             --   --        169,333,059
  Chile.......................      2,750,066             --   --          2,750,066
  Colombia....................      3,517,543             --   --          3,517,543
  Hong Kong...................        937,059             --   --            937,059
  Malaysia....................             --         17,566   --             17,566
Rights/Warrants
  Brazil......................             --             29   --                 29
  China.......................             --        430,643   --            430,643
  Malaysia....................             --         36,163   --             36,163
  Poland......................             --             --   --                 --
  South Korea.................             --         93,261   --             93,261
  Thailand....................             --        292,497   --            292,497
Securities Lending Collateral              --    936,029,638   --        936,029,638
                               -------------- --------------   --    ---------------
TOTAL......................... $3,203,145,246 $8,839,423,631   --    $12,042,568,877
                               ============== ==============   ==    ===============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)


                                                                       Enhanced
                                                                      U.S. Large
                                                                       Company     U.S. Large Cap   U.S. Targeted
                                                                      Portfolio    Value Portfolio Value Portfolio*
                                                                     ------------  --------------- ----------------
ASSETS:
Investments in Affiliated Investment Company at Value...............           --  $   10,293,125              --
Investments at Value (including $0, $0, $525,577 and $1,148,887 of
 securities on loan, respectively).................................. $    199,059              --    $  3,554,137
Temporary Cash Investments at Value & Cost..........................           --              --          15,049
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................           --              --         523,336
Foreign Currencies at Value.........................................           65              --              --
Cash................................................................        5,373              --              --
Receivables:
  Investment Securities/Affiliated Investment Company Sold..........           --              --           3,000
  Dividends and Interest............................................        2,217              --             945
  Securities Lending Income.........................................           --              --             194
  Fund Shares Sold..................................................          176           7,237           3,375
  Futures Margin Variation..........................................          498              --              --
Unrealized Gain on Forward Currency Contracts.......................           79              --              --
Prepaid Expenses and Other Assets...................................           17              50              81
                                                                     ------------  --------------    ------------
    Total Assets....................................................      207,484      10,300,412       4,100,117
                                                                     ------------  --------------    ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................           --              --         523,336
  Investment Securities/Affiliated Investment Company
   Purchased........................................................           --              --             175
  Fund Shares Redeemed..............................................          191           5,885           2,061
  Due to Advisor....................................................           33           1,243             871
Unrealized Loss on Forward Currency Contracts.......................          591              --              --
Accrued Expenses and Other Liabilities..............................           13             309             311
                                                                     ------------  --------------    ------------
    Total Liabilities...............................................          828           7,437         526,754
                                                                     ------------  --------------    ------------
NET ASSETS.......................................................... $    206,656  $   10,292,975    $  3,573,363
                                                                     ============  ==============    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Class R1 Shares -- based on net assets of $0; $0; $62,651 and $0
 and shares outstanding of 0; 0; 3,264,312 and 0, respectively......          N/A             N/A    $      19.19
                                                                     ============  ==============    ============
NUMBER OF SHARES AUTHORIZED.........................................          N/A             N/A     100,000,000
                                                                     ============  ==============    ============
Class R2 Shares -- based on net assets of $0; $0; $17,311 and $0
 and shares outstanding of 0; 0; 903,340 and 0, respectively........          N/A             N/A    $      19.16
                                                                     ============  ==============    ============
NUMBER OF SHARES AUTHORIZED.........................................          N/A             N/A     100,000,000
                                                                     ============  ==============    ============
Institutional Class Shares -- based on net assets of $206,656;
 $10,292,975; $3,493,401 and $8,001,377 and shares outstanding of 19,567,123; 393,262,518; 182,001,722 and 271,381,107,
 respectively....................................................... $      10.56  $        26.17    $      19.19
                                                                     ============  ==============    ============
NUMBER OF SHARES AUTHORIZED.........................................  300,000,000   2,000,000,000     700,000,000
                                                                     ============  ==============    ============
Investments in Affiliated Investment Company at Cost................ $         --  $    7,006,025    $         --
                                                                     ------------  --------------    ------------
Investments at Cost................................................. $    195,388  $           --    $  2,664,331
                                                                     ============  ==============    ============
Foreign Currencies at Cost.......................................... $         64  $           --    $         --
                                                                     ============  ==============    ============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $    225,382  $    7,950,211    $  2,603,117
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................        1,557          17,517           2,260
Accumulated Net Realized Gain (Loss)................................      (31,229)       (961,853)         78,180
Net Unrealized Foreign Exchange Gain (Loss).........................         (500)             --              --
Net Unrealized Appreciation (Depreciation)..........................       11,446       3,287,100         889,806
                                                                     ------------  --------------    ------------
NET ASSETS.......................................................... $    206,656  $   10,292,975    $  3,573,363
                                                                     ============  ==============    ============


                                                                      U.S. Small Cap
                                                                     Value Portfolio*
                                                                     ----------------
ASSETS:
Investments in Affiliated Investment Company at Value...............              --
Investments at Value (including $0, $0, $525,577 and $1,148,887 of
 securities on loan, respectively)..................................  $    7,960,555
Temporary Cash Investments at Value & Cost..........................          33,496
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................       1,147,518
Foreign Currencies at Value.........................................              --
Cash................................................................              --
Receivables:
  Investment Securities/Affiliated Investment Company Sold..........           8,850
  Dividends and Interest............................................           2,471
  Securities Lending Income.........................................             488
  Fund Shares Sold..................................................           9,749
  Futures Margin Variation..........................................              --
Unrealized Gain on Forward Currency Contracts.......................              --
Prepaid Expenses and Other Assets...................................              55
                                                                      --------------
    Total Assets....................................................       9,163,182
                                                                      --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................       1,147,518
  Investment Securities/Affiliated Investment Company
   Purchased........................................................           7,235
  Fund Shares Redeemed..............................................           3,446
  Due to Advisor....................................................           2,767
Unrealized Loss on Forward Currency Contracts.......................              --
Accrued Expenses and Other Liabilities..............................             839
                                                                      --------------
    Total Liabilities...............................................       1,161,805
                                                                      --------------
NET ASSETS..........................................................  $    8,001,377
                                                                      ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Class R1 Shares -- based on net assets of $0; $0; $62,651 and $0
 and shares outstanding of 0; 0; 3,264,312 and 0, respectively......             N/A
                                                                      ==============
NUMBER OF SHARES AUTHORIZED.........................................             N/A
                                                                      ==============
Class R2 Shares -- based on net assets of $0; $0; $17,311 and $0
 and shares outstanding of 0; 0; 903,340 and 0, respectively........             N/A
                                                                      ==============
NUMBER OF SHARES AUTHORIZED.........................................             N/A
                                                                      ==============
Institutional Class Shares -- based on net assets of $206,656;
 $10,292,975; $3,493,401 and $8,001,377 and shares outstanding of 19,567,123; 393,262,518; 182,001,722 and 271,381,107,
 respectively.......................................................  $        29.48
                                                                      ==============
NUMBER OF SHARES AUTHORIZED.........................................   1,700,000,000
                                                                      ==============
Investments in Affiliated Investment Company at Cost................  $           --
                                                                      --------------
Investments at Cost.................................................  $    6,196,547
                                                                      ==============
Foreign Currencies at Cost..........................................  $           --
                                                                      ==============
NET ASSETS CONSIST OF:
Paid-In Capital.....................................................  $    6,030,103
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................             879
Accumulated Net Realized Gain (Loss)................................         206,387
Net Unrealized Foreign Exchange Gain (Loss).........................              --
Net Unrealized Appreciation (Depreciation)..........................       1,764,008
                                                                      --------------
NET ASSETS..........................................................  $    8,001,377
                                                                      ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)


                                                        U.S. Core      U.S. Core     U.S. Vector
                                                         Equity 1       Equity 2       Equity      U.S. Small Cap
                                                        Portfolio*     Portfolio*    Portfolio*      Portfolio*
                                                      -------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $854,220,
 $1,103,210, $332,051 and $1,157,263 of securities
 on loan, respectively).............................. $    6,051,230 $    8,368,421 $    2,446,738 $    5,505,288
Temporary Cash Investments at Value & Cost...........         45,236         33,806          7,726         35,635
Collateral from Securities on Loan Invested in
 Affiliate at Value & Cost...........................        862,089      1,109,766        333,894      1,161,714
Cash.................................................             --             --             --              7
Receivables:
  Investment Securities Sold.........................             55             99             48          9,853
  Dividends, Interest and Tax Reclaims...............          4,543          6,624          1,203          1,612
  Securities Lending Income..........................            426            627            228          1,185
  Fund Shares Sold...................................          5,469         17,274          3,376         11,522
Prepaid Expenses and Other Assets....................             62             60             31             48
                                                      -------------- -------------- -------------- --------------
     Total Assets....................................      6,969,110      9,536,677      2,793,244      6,726,864
                                                      -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...................        862,089      1,109,766        333,894      1,161,714
  Investment Securities Purchased....................         12,440         12,467          1,640         27,825
  Fund Shares Redeemed...............................          2,384          3,327          1,007          2,403
  Due to Advisor.....................................            830          1,350            512          1,240
Accrued Expenses and Other Liabilities...............            181            305            181            531
                                                      -------------- -------------- -------------- --------------
     Total Liabilities...............................        877,924      1,127,215        337,234      1,193,713
                                                      -------------- -------------- -------------- --------------
NET ASSETS........................................... $    6,091,186 $    8,409,462 $    2,456,010 $    5,533,151
                                                      ============== ============== ============== ==============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $6,091,186; $8,409,462; $2,456,010 and
 $5,533,151 and shares outstanding of
 437,632,343; 612,270,664; 181,890,221 and
 218,757,400, respectively........................... $        13.92 $        13.73 $        13.50 $        25.29
                                                      ============== ============== ============== ==============
NUMBER OF SHARES AUTHORIZED..........................  1,500,000,000  2,300,000,000  1,000,000,000  1,000,000,000
                                                      ============== ============== ============== ==============
Investments at Cost.................................. $    4,555,078 $    6,298,923 $    1,874,271 $    4,262,927
                                                      ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital...................................... $    4,581,704 $    6,299,473 $    1,870,377 $    4,185,361
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income).................         12,031         16,686          3,778          6,122
Accumulated Net Realized Gain (Loss).................          1,299         23,805          9,388         99,307
Net Unrealized Appreciation (Depreciation)...........      1,496,152      2,069,498        572,467      1,242,361
                                                      -------------- -------------- -------------- --------------
NET ASSETS........................................... $    6,091,186 $    8,409,462 $    2,456,010 $    5,533,151
                                                      ============== ============== ============== ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)


                                                                               DFA Real
                                                                                Estate       Large Cap    International
                                                             U.S. Micro Cap   Securities   International   Core Equity
                                                               Portfolio*     Portfolio*    Portfolio*     Portfolio*
                                                             --------------  ------------  ------------- --------------
ASSETS:
Investments at Value (including $640,195, $465,614,
 $363,261 and $1,226,291 of securities on loan,
 respectively).............................................. $    3,933,546  $  4,631,732  $  2,421,245  $    7,859,560
Temporary Cash Investments at Value & Cost..................         18,814        23,601            --              --
Collateral Received from Securities on Loan at Value &
 Cost.......................................................             --            --           419          10,013
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................        640,181       471,171       372,000       1,250,000
Foreign Currencies at Value.................................             --            --        13,379          12,458
Cash........................................................             98            --         1,928           6,069
Receivables:
  Investment Securities Sold................................          3,584            --           380           3,273
  Dividends, Interest and Tax Reclaims......................          1,035         3,459        12,780          38,874
  Securities Lending Income.................................            696            34           685           2,379
  Fund Shares Sold..........................................          2,239         3,295         3,748          11,783
Unrealized Gain on Foreign Currency Contracts...............             --            --            18              52
Prepaid Expenses and Other Assets...........................             42            37            30              92
                                                             --------------  ------------  ------------  --------------
     Total Assets...........................................      4,600,235     5,133,329     2,826,612       9,194,553
                                                             --------------  ------------  ------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................        640,181       471,171       372,419       1,260,013
  Investment Securities Purchased...........................          6,152         8,403        10,968          10,235
  Fund Shares Redeemed......................................          1,133         2,083         1,147           2,808
  Due to Advisor............................................          1,278           606           486           2,187
Unrealized Loss on Foreign Currency Contracts...............             --            --            13              --
Accrued Expenses and Other Liabilities......................            518           179           173             447
                                                             --------------  ------------  ------------  --------------
     Total Liabilities......................................        649,262       482,442       385,206       1,275,690
                                                             --------------  ------------  ------------  --------------
NET ASSETS.................................................. $    3,950,973  $  4,650,887  $  2,441,406  $    7,918,863
                                                             ==============  ============  ============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $3,950,973; $4,650,887; $2,441,406 and $7,918,863
 and shares outstanding of 243,487,676; 154,037,887;
 117,122,110 and 685,251,796, respectively.................. $        16.23  $      30.19  $      20.84  $        11.56
                                                             ==============  ============  ============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000   700,000,000   500,000,000   2,000,000,000
                                                             ==============  ============  ============  ==============
Investments at Cost......................................... $    3,016,121  $  2,915,788  $  1,966,102  $    7,224,131
                                                             ==============  ============  ============  ==============
Foreign Currencies at Cost.................................. $           --  $         --  $     13,343  $       12,387
                                                             ==============  ============  ============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    2,932,169  $  3,175,737  $  2,201,422  $    7,314,502
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................           (633)       27,080        19,673          67,823
Accumulated Net Realized Gain (Loss)........................        102,012      (267,874)     (234,786)        (98,703)
Net Unrealized Foreign Exchange Gain (Loss).................             --            --           (82)           (259)
Net Unrealized Appreciation (Depreciation)..................        917,425     1,715,944       455,179         635,500
                                                             --------------  ------------  ------------  --------------
NET ASSETS.................................................. $    3,950,973  $  4,650,887  $  2,441,406  $    7,918,863
                                                             ==============  ============  ============  ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                        International                 Asia Pacific     United
                                                            Small      Japanese Small    Small      Kingdom Small
                                                           Company        Company       Company        Company
                                                          Portfolio      Portfolio     Portfolio      Portfolio
                                                       --------------  -------------- ------------  -------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value................................................ $    7,372,032   $    495,729  $    270,965  $     33,314
Cash..................................................         16,486             --            --            --
Receivables:
  Fund Shares Sold....................................          4,184             --            36            --
Prepaid Expenses and Other Assets.....................             32              7             7             9
                                                       --------------   ------------  ------------  ------------
     Total Assets.....................................      7,392,734        495,736       271,008        33,323
                                                       --------------   ------------  ------------  ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed................................          2,162             59             1            --
  Due to Advisor......................................          2,348            155            88            10
Accrued Expenses and Other Liabilities................            227             11             8             4
                                                       --------------   ------------  ------------  ------------
     Total Liabilities................................          4,737            225            97            14
                                                       --------------   ------------  ------------  ------------
NET ASSETS............................................ $    7,387,997   $    495,511  $    270,911  $     33,309
                                                       ==============   ============  ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $7,387,997; $495,511; $270,911 and $33,309 and
 shares outstanding of 425,452,438; 26,497,015;
 10,918,035 and 1,055,130, respectively............... $        17.37   $      18.70  $      24.81  $      31.57
                                                       ==============   ============  ============  ============
NUMBER OF SHARES AUTHORIZED...........................  1,500,000,000    100,000,000   100,000,000   100,000,000
                                                       ==============   ============  ============  ============
Investments in Affiliated Investment Companies at
 Cost................................................. $    6,490,278   $    479,448  $    240,342  $     22,855
                                                       ==============   ============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital....................................... $    6,370,450   $    546,458  $    267,020  $     24,189
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income).....................         24,504          3,265        (3,427)          136
Accumulated Net Realized Gain (Loss)..................        111,764        (70,341)      (23,302)       (1,482)
Net Unrealized Foreign Exchange Gain (Loss)...........           (475)          (152)           (3)            7
Net Unrealized Appreciation (Depreciation)............        881,754         16,281        30,623        10,459
                                                       --------------   ------------  ------------  ------------
NET ASSETS............................................ $    7,387,997   $    495,511  $    270,911  $     33,309
                                                       ==============   ============  ============  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                        DFA
                                                                      Continental  International  DFA Global         DFA
                                                                         Small      Real Estate   Real Estate   International
                                                                        Company     Securities    Securities      Small Cap
                                                                       Portfolio     Portfolio     Portfolio   Value Portfolio*
                                                                     ------------  ------------- ------------  ----------------
ASSETS:
Investments in Affiliated Investment Companies at Value............. $    115,717            --  $  1,724,763               --
Investments at Value (including $0, $331,693, $0 and
 $1,396,070 of securities on loan, respectively)....................           --  $  1,951,773            --   $    9,916,546
Temporary Cash Investments at Value & Cost..........................           --            --         3,473               --
Collateral Received from Securities on Loan at Value & Cost.........           --           185            --            9,529
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................           --       351,000            --        1,413,000
Foreign Currencies at Value.........................................           --         4,019            --           28,750
Cash................................................................           --        12,204            --           10,312
Receivables:
  Investment Securities/Affiliated Investment Company Sold..........           --            --            --            7,166
  Dividends, Interest and Tax Reclaims..............................           --         9,808            --           60,793
  Securities Lending Income.........................................           --           390            --            3,567
  Fund Shares Sold..................................................            1         2,765         3,639            7,374
Unrealized Gain on Foreign Currency Contracts.......................           --            15            --               64
Prepaid Expenses and Other Assets...................................           10            33             9               97
                                                                     ------------  ------------  ------------   --------------
     Total Assets...................................................      115,728     2,332,192     1,731,884       11,457,198
                                                                     ------------  ------------  ------------   --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................           --       351,185            --        1,422,529
  Investment Securities/Affiliated Investment Company Purchased.....           --        10,220         1,154           17,114
  Fund Shares Redeemed..............................................           33           722         1,112            2,548
  Due to Advisor....................................................           37           542            69            4,421
Unrealized Loss on Foreign Currency Contracts.......................           --            --            --                2
Accrued Expenses and Other Liabilities..............................            7           126            35            1,625
                                                                     ------------  ------------  ------------   --------------
     Total Liabilities..............................................           77       362,795         2,370        1,448,239
                                                                     ------------  ------------  ------------   --------------
NET ASSETS.......................................................... $    115,651  $  1,969,397  $  1,729,514   $   10,008,959
                                                                     ============  ============  ============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE:
Institutional Class Shares -- based on net assets of $115,651;
 $1,969,397; $1,729,514 and $10,008,959 and shares
 outstanding of 6,890,545; 339,913,819; 168,893,615 and
 564,173,715, respectively.......................................... $      16.78  $       5.79  $      10.24   $        17.74
                                                                     ============  ============  ============   ==============
NUMBER OF SHARES AUTHORIZED.........................................  100,000,000   700,000,000   500,000,000    2,300,000,000
                                                                     ============  ============  ============   ==============
Investments in Affiliated Investment Companies at Cost.............. $    104,610  $         --  $  1,248,552   $           --
                                                                     ------------  ------------  ------------   --------------
Investments at Cost................................................. $         --  $  1,551,690  $         --   $    9,182,182
                                                                     ============  ============  ============   ==============
Foreign Currencies at Cost.......................................... $         --  $      3,998  $         --   $       28,500
                                                                     ============  ============  ============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $    130,974  $  1,995,572  $  1,285,545   $    9,143,783
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income).............................................          924      (194,025)        1,216           65,857
Accumulated Net Realized Gain (Loss)................................      (27,480)     (232,198)      (33,458)          65,063
Net Unrealized Foreign Exchange Gain (Loss).........................          126           (56)           --             (358)
Net Unrealized Appreciation (Depreciation)..........................       11,107       400,104       476,211          734,614
                                                                     ------------  ------------  ------------   --------------
NET ASSETS.......................................................... $    115,651  $  1,969,397  $  1,729,514   $   10,008,959
                                                                     ============  ============  ============   ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                             International                 World ex U.S.  World ex U.S.
                                                             Vector Equity  World ex U.S.  Targeted Value  Core Equity
                                                              Portfolio*   Value Portfolio   Portfolio      Portfolio
                                                             ------------- --------------- -------------- -------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....           --   $     92,152    $     60,146  $        802
Investments at Value (including $97,568, $0, $0 and $0 of
 securities on loan, respectively).......................... $    702,345             --              --            --
Temporary Cash Investments at Value & Cost..................           --             98              --            --
Collateral Received from Securities on Loan at Value &
 Cost.......................................................          284             --              --            --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................       98,000             --              --            --
Foreign Currencies at Value.................................        1,468             --              --            --
Cash........................................................          184             --             123            25
Receivables:
  Investment Securities Sold................................          255             --              --            --
  Dividends, Interest and Tax Reclaims......................        3,598             --              --            --
  Securities Lending Income.................................          233             --              --            --
  Fund Shares Sold..........................................        2,117             13              21           104
  From Advisor..............................................           --             --              --             2
Unrealized Gain on Foreign Currency Contracts...............            3             --              --            --
Deferred Offering Costs.....................................           --             --              27            --
Prepaid Expenses and Other Assets...........................           13              1              16             2
                                                             ------------   ------------    ------------  ------------
     Total Assets...........................................      808,500         92,264          60,333           935
                                                             ------------   ------------    ------------  ------------
LIABILITIES:
Due to Custodian............................................           --             38              --            --
Payables:
  Upon Return of Securities Loaned..........................       98,284             --              --            --
  Investment Securities Purchased...........................        1,656             --              --            26
  Fund Shares Redeemed......................................          138              6              --            --
  Due to Advisor............................................          215             27               5            --
  Loan Payable..............................................          512             --              --            --
Accrued Expenses and Other Liabilities......................           98             18               7             2
                                                             ------------   ------------    ------------  ------------
     Total Liabilities......................................      100,903             89              12            28
                                                             ------------   ------------    ------------  ------------
NET ASSETS.................................................. $    707,597   $     92,175    $     60,321  $        907
                                                             ============   ============    ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $707,597; $92,175; $60,321 and $907 and shares
 outstanding of 66,124,410; 8,299,417; 5,250,381 and
 89,249, respectively....................................... $      10.70   $      11.11    $      11.49  $      10.16
                                                             ============   ============    ============  ============
NUMBER OF SHARES AUTHORIZED.................................  500,000,000    100,000,000     100,000,000   100,000,000
                                                             ============   ============    ============  ============
Investments in Affiliated Investment Companies at Cost...... $         --   $     83,841    $     55,345  $        781
                                                             ------------   ------------    ------------  ------------
Investments at Cost......................................... $    573,563   $         --    $         --  $         --
                                                             ============   ============    ============  ============
Foreign Currencies at Cost.................................. $      1,460   $         --    $         --  $         --
                                                             ============   ============    ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    568,064   $     88,136    $     55,028  $        886
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................        5,439            600              60            --
Accumulated Net Realized Gain (Loss)........................        5,330         (4,836)            432            --
Net Unrealized Foreign Exchange Gain (Loss).................          (26)           (36)             --            --
Net Unrealized Appreciation (Depreciation)..................      128,790          8,311           4,801            21
                                                             ------------   ------------    ------------  ------------
NET ASSETS.................................................. $    707,597   $     92,175    $     60,321  $        907
                                                             ============   ============    ============  ============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                      Selectively
                                                                     Hedged Global   Emerging      Emerging      Emerging
                                                                        Equity        Markets    Markets Small Markets Value
                                                                       Portfolio     Portfolio   Cap Portfolio   Portfolio
                                                                     ------------- ------------  ------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value............. $     72,395  $  3,115,579  $  3,928,904  $   18,532,638
Investments at Value (including $0, $0, $0, $0 and $1,111,363
 of securities on loan, respectively)...............................           --            --            --              --
Temporary Cash Investments at Value & Cost..........................        2,960            --            --              --
Collateral Received from Securities on Loan at Value & Cost.........           --            --            --              --
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................           --            --            --              --
Segregated Cash for Futures Contracts...............................          125            --            --              --
Foreign Currencies at Value.........................................           --            --            --              --
Cash................................................................           --            --            --              --
Receivables:
  Investment Securities/Affiliated Investment Companies
   Sold.............................................................           --            --            --              --
  Dividends, Interest and Tax Reclaims..............................           --            --            --              --
  Securities Lending Income.........................................           --            --            --              --
  Fund Shares Sold..................................................           24         6,363         1,818          18,209
  From Advisor......................................................            1            --            --              --
  Futures Margin Variation..........................................            7            --            --              --
Unrealized Gain on Forward Currency Contracts.......................          192            --            --              --
Unrealized Gain on Foreign Currency Contracts.......................           --            --            --              --
Prepaid Expenses and Other Assets...................................            4            26            29              75
                                                                     ------------  ------------  ------------  --------------
    Total Assets....................................................       75,708     3,121,968     3,930,751      18,550,922
                                                                     ------------  ------------  ------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................           --            --            --              --
  Investment Securities/Affiliated Investment Companies
   Purchased........................................................          200            --            --              --
  Fund Shares Redeemed..............................................           --           833           315           3,763
  Due to Advisor....................................................           --           995         1,128           5,921
Unrealized Loss on Forward Currency Contracts.......................           95            --            --              --
Unrealized Loss on Foreign Currency Contracts.......................           --            --            --              --
Accrued Expenses and Other Liabilities..............................            6           114           365             369
                                                                     ------------  ------------  ------------  --------------
    Total Liabilities...............................................          301         1,942         1,808          10,053
                                                                     ------------  ------------  ------------  --------------
NET ASSETS.......................................................... $     75,407  $  3,120,026  $  3,928,943  $   18,540,869
                                                                     ============  ============  ============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE:
Class R2 Shares -- based on net assets of $0; $0; $0;
 $109,510 and $0 and shares outstanding of 0; 0; 0;
 3,676,337 and 0, respectively......................................          N/A           N/A           N/A  $        29.79
                                                                     ============  ============  ============  ==============
Institutional Class Shares -- based on net assets of $75,407;
 $3,120,026; $3,928,943; $18,431,359 and $11,222,418 and
 shares outstanding of 6,082,727; 114,599,925; 177,799,738;
 618,564,039 and 548,998,291, respectively.......................... $      12.40  $      27.23  $      22.10  $        29.80
                                                                     ============  ============  ============  ==============
NUMBER OF SHARES AUTHORIZED.........................................  100,000,000   500,000,000   500,000,000   1,500,000,000
                                                                     ============  ============  ============  ==============
Investments in Affiliated Investment Companies at Cost.............. $     63,954  $  1,999,354  $  3,295,898  $   17,920,988
                                                                     ------------  ------------  ------------  --------------
Investments at Cost................................................. $         --  $         --  $         --  $           --
                                                                     ============  ============  ============  ==============
Foreign Currencies at Cost.......................................... $         --  $         --  $         --  $           --
                                                                     ============  ============  ============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $     66,058  $  1,969,315  $  3,244,432  $   17,528,855
Undistributed Net Investment Income (Distributions in Excess
 of Net Investment Income)..........................................          177        12,930         1,305          37,641
Accumulated Net Realized Gain (Loss)................................          505        21,591        50,204         362,568
Net Unrealized Foreign Exchange Gain (Loss).........................           97           (35)           (4)            155
Net Unrealized Appreciation (Depreciation)..........................        8,570     1,116,225       633,006         611,650
                                                                     ------------  ------------  ------------  --------------
NET ASSETS.......................................................... $     75,407  $  3,120,026  $  3,928,943  $   18,540,869
                                                                     ============  ============  ============  ==============

                                                                        Emerging
                                                                      Markets Core
                                                                         Equity
                                                                       Portfolio*
                                                                     --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.............             --
Investments at Value (including $0, $0, $0, $0 and $1,111,363
 of securities on loan, respectively)............................... $   11,106,539
Temporary Cash Investments at Value & Cost..........................             --
Collateral Received from Securities on Loan at Value & Cost.........         19,030
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................        917,000
Segregated Cash for Futures Contracts...............................             --
Foreign Currencies at Value.........................................          9,353
Cash................................................................         97,780
Receivables:
  Investment Securities/Affiliated Investment Companies
   Sold.............................................................          8,947
  Dividends, Interest and Tax Reclaims..............................         24,789
  Securities Lending Income.........................................          1,744
  Fund Shares Sold..................................................         16,534
  From Advisor......................................................             --
  Futures Margin Variation..........................................             --
Unrealized Gain on Forward Currency Contracts.......................             --
Unrealized Gain on Foreign Currency Contracts.......................             41
Prepaid Expenses and Other Assets...................................            137
                                                                     --------------
    Total Assets....................................................     12,201,894
                                                                     --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................        936,030
  Investment Securities/Affiliated Investment Companies
   Purchased........................................................         34,257
  Fund Shares Redeemed..............................................          3,022
  Due to Advisor....................................................          4,897
Unrealized Loss on Forward Currency Contracts.......................             --
Unrealized Loss on Foreign Currency Contracts.......................              2
Accrued Expenses and Other Liabilities..............................          1,268
                                                                     --------------
    Total Liabilities...............................................        979,476
                                                                     --------------
NET ASSETS.......................................................... $   11,222,418
                                                                     ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE:
Class R2 Shares -- based on net assets of $0; $0; $0;
 $109,510 and $0 and shares outstanding of 0; 0; 0;
 3,676,337 and 0, respectively......................................            N/A
                                                                     ==============
Institutional Class Shares -- based on net assets of $75,407;
 $3,120,026; $3,928,943; $18,431,359 and $11,222,418 and
 shares outstanding of 6,082,727; 114,599,925; 177,799,738;
 618,564,039 and 548,998,291, respectively.......................... $        20.44
                                                                     ==============
NUMBER OF SHARES AUTHORIZED.........................................  1,000,000,000
                                                                     ==============
Investments in Affiliated Investment Companies at Cost.............. $           --
                                                                     --------------
Investments at Cost................................................. $    9,790,126
                                                                     ==============
Foreign Currencies at Cost.......................................... $        9,307
                                                                     ==============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $    9,919,927
Undistributed Net Investment Income (Distributions in Excess
 of Net Investment Income)..........................................         35,484
Accumulated Net Realized Gain (Loss)................................        (49,438)
Net Unrealized Foreign Exchange Gain (Loss).........................            (14)
Net Unrealized Appreciation (Depreciation)..........................      1,316,459
                                                                     --------------
NET ASSETS.......................................................... $   11,222,418
                                                                     ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)


                                                                           Enhanced
                                                                          U.S. Large U.S. Large  U.S. Targeted U.S. Small
                                                                           Company   Cap Value       Value     Cap Value
                                                                          Portfolio  Portfolio*    Portfolio   Portfolio
                                                                          ---------- ----------  ------------- ----------
Investment Income
  Net Investment Income Received from Affiliated Investment Company:
  Dividends..............................................................       --   $   96,608          --            --
  Interest...............................................................       --           19          --            --
  Income from Securities Lending.........................................       --          799          --            --
  Expenses Allocated from Affiliated Investment Company..................       --       (5,232)         --            --
                                                                           -------   ----------    --------    ----------
     Total Net Investment Income Received from Affiliated Investment
      Company............................................................       --       92,194          --            --
                                                                           -------   ----------    --------    ----------
Fund Investment Income
  Dividends..............................................................  $    75           --    $ 32,329    $   91,674
  Interest...............................................................      829           --           9            26
  Income from Securities Lending.........................................       --           --       1,245         2,600
                                                                           -------   ----------    --------    ----------
     Total Investment Income.............................................      904           --      33,583        94,300
                                                                           -------   ----------    --------    ----------
Fund Expenses
  Investment Advisory Services Fees......................................       49           --       1,660         7,440
  Administrative Services Fees...........................................      146        6,867       4,153        11,169
  Accounting & Transfer Agent Fees.......................................       18           42         154           334
  S&P 500(R) Fees........................................................        4           --          --            --
  Shareholder Servicing Fees --
    Class R1 Shares......................................................       --           --          28            --
    Class R2 Shares......................................................       --           --          18            --
  Custodian Fees.........................................................        6           --          29            57
  Filing Fees............................................................       12           63          34            59
  Shareholders' Reports..................................................        3          111          54            87
  Directors'/Trustees' Fees & Expenses...................................        1           36          13            31
  Professional Fees......................................................        2           31          38            92
  Other..................................................................        1           36          24            49
                                                                           -------   ----------    --------    ----------
     Total Expenses......................................................      242        7,186       6,205        19,318
                                                                           -------   ----------    --------    ----------
  Fees Paid Indirectly...................................................       (1)          --          --            --
                                                                           -------   ----------    --------    ----------
  Net Expenses...........................................................      241        7,186       6,205        19,318
                                                                           -------   ----------    --------    ----------
  Net Investment Income (Loss)...........................................      663       85,008      27,378        74,982
                                                                           -------   ----------    --------    ----------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold...........................................     (491)     370,791      79,065       213,073
    Futures..............................................................   19,942           --        (402)        1,840
    Foreign Currency Transactions........................................     (913)          --          --            --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...........................    1,534    1,091,167     459,962       978,070
    Futures..............................................................    4,948           --          --            --
    Translation of Foreign Currency Denominated Amounts..................      663           --          --            --
                                                                           -------   ----------    --------    ----------
  Net Realized and Unrealized Gain (Loss)................................   25,683    1,461,958     538,625     1,192,983
                                                                           -------   ----------    --------    ----------
Net Increase (Decrease) in Net Assets Resulting from Operations..........  $26,346   $1,546,966    $566,003    $1,267,965
                                                                           =======   ==========    ========    ==========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)


                                                         U.S. Core U.S. Core  U.S. Vector
                                                         Equity 1  Equity 2     Equity     U.S. Small
                                                         Portfolio Portfolio   Portfolio  Cap Portfolio
                                                         --------- ---------- ----------- -------------
Investment Income
  Dividends............................................. $ 57,725  $   80,206  $ 22,542     $ 48,381
  Interest..............................................       24          26        11           21
  Income from Securities Lending........................    1,744       2,782     1,196        6,051
                                                         --------  ----------  --------     --------
     Total Investment Income............................   59,493      83,014    23,749       54,453
                                                         --------  ----------  --------     --------
Expenses
  Investment Advisory Services Fees.....................    4,635       7,620     3,356          748
  Administrative Services Fees..........................       --          --        --        7,980
  Accounting & Transfer Agent Fees......................      246         340       104          224
  Custodian Fees........................................       45          50        20           44
  Filing Fees...........................................       65          79        32           30
  Shareholders' Reports.................................       36          65        30           57
  Directors'/Trustees' Fees & Expenses..................       21          30         9           19
  Professional Fees.....................................       60          87        27           61
  Other.................................................       32          46        17           33
                                                         --------  ----------  --------     --------
     Total Expenses.....................................    5,140       8,317     3,595        9,196
                                                         --------  ----------  --------     --------
  Net Investment Income (Loss)..........................   54,353      74,697    20,154       45,257
                                                         --------  ----------  --------     --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................   15,630      26,016    10,012      119,956
    Futures.............................................       --          --        --         (494)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...............................  746,259   1,076,031   329,248      591,079
                                                         --------  ----------  --------     --------
  Net Realized and Unrealized Gain (Loss)...............  761,889   1,102,047   339,260      710,541
                                                         --------  ----------  --------     --------
Net Increase (Decrease) in Net Assets Resulting from
 Operations............................................. $816,242  $1,176,744  $359,414     $755,798
                                                         ========  ==========  ========     ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)


                                                                                   DFA Real
                                                                                    Estate     Large Cap   International
                                                                     U.S. Micro   Securities International  Core Equity
                                                                    Cap Portfolio Portfolio    Portfolio     Portfolio
                                                                    ------------- ---------- ------------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $16, $0, $2,907 and
   $8,292, respectively)...........................................   $ 35,555     $ 62,716    $ 35,977     $  110,386
  Interest.........................................................         11           17           3              2
  Income from Securities Lending...................................      4,324          249       1,704          7,091
                                                                      --------     --------    --------     ----------
     Total Investment Income.......................................     39,890       62,982      37,684        117,479
                                                                      --------     --------    --------     ----------
Expenses
  Investment Advisory Services Fees................................      1,839        3,437       2,787         12,470
  Administrative Services Fees.....................................      7,359           --          --             --
  Accounting & Transfer Agent Fees.................................        169          186         110            324
  Custodian Fees...................................................         36           21         189            725
  Filing Fees......................................................         38           45          27             84
  Shareholders' Reports............................................         47           68          45             75
  Directors'/Trustees' Fees & Expenses.............................         15           16           9             27
  Professional Fees................................................         45           50          27             86
  Other............................................................         27           23          28             61
                                                                      --------     --------    --------     ----------
     Total Expenses................................................      9,575        3,846       3,222         13,852
                                                                      --------     --------    --------     ----------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived
   Fees Recovered by Advisor (Note C)..............................         --         (235)         --             --
  Fees Paid Indirectly.............................................         --           --          (6)           (14)
                                                                      --------     --------    --------     ----------
  Net Expenses.....................................................      9,575        3,611       3,216         13,838
                                                                      --------     --------    --------     ----------
  Net Investment Income (Loss).....................................     30,315       59,371      34,468        103,641
                                                                      --------     --------    --------     ----------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Investment Securities...         --        8,460          --             --
  Net Realized Gain (Loss) on:
    Investment Securities Sold.....................................    111,879        6,230     (15,247)         6,684
    Futures........................................................       (423)          --          --             --
    Foreign Currency Transactions..................................         --           --        (187)        (1,185)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.....................    414,243      637,870     293,305        916,985
    Translation of Foreign Currency Denominated Amounts............         --           --          30            (38)
                                                                      --------     --------    --------     ----------
  Net Realized and Unrealized Gain (Loss)..........................    525,699      652,560     277,901        922,446
                                                                      --------     --------    --------     ----------
Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................   $556,014     $711,931    $312,369     $1,026,087
                                                                      ========     ========    ========     ==========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                                                  United
                                                                          International  Japanese  Asia Pacific  Kingdom
                                                                              Small       Small       Small       Small
                                                                             Company     Company     Company     Company
                                                                           Portfolio*   Portfolio*  Portfolio*  Portfolio*
                                                                          ------------- ---------- ------------ ----------
Investment Income
  Net Investment Income Received from Affiliated Investment
   Companies:
  Dividends (Net of Foreign Taxes Withheld of $7,370, $455, $109 and
   $2, respectively).....................................................   $ 89,043     $ 5,140     $ 3,671      $  471
  Interest...............................................................         44          --          --          --
  Income from Securities Lending.........................................      9,399         349         461           4
  Expenses Allocated from Affiliated Investment Companies................     (4,949)       (302)       (204)        (20)
                                                                            --------     -------     -------      ------
     Total Net Investment Income Received from Affiliated Investment
      Companies..........................................................     93,537       5,187       3,928         455
                                                                            --------     -------     -------      ------
Fund Investment Income
  Interest...............................................................         10          --          --          --
                                                                            --------     -------     -------      ------
     Total Investment Income.............................................         10          --          --          --
                                                                            --------     -------     -------      ------
Fund Expenses
  Administrative Services Fees...........................................     13,736         785         503          65
  Accounting & Transfer Agent Fees.......................................         37           9           8           7
  Filing Fees............................................................         68          15          13           9
  Shareholders' Reports..................................................         95           2           2           1
  Directors'/Trustees' Fees & Expenses...................................         28           1           1          --
  Professional Fees......................................................         21           2           2           1
  Other..................................................................         28          --           2          --
                                                                            --------     -------     -------      ------
     Total Expenses......................................................     14,013         814         531          83
                                                                            --------     -------     -------      ------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C).........................................         --          --          --          (7)
                                                                            --------     -------     -------      ------
  Net Expenses...........................................................     14,013         814         531          76
                                                                            --------     -------     -------      ------
Net Investment Income (Loss).............................................     79,534       4,373       3,397         379
                                                                            --------     -------     -------      ------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold...........................................    121,843       6,271       1,740         835
    Futures..............................................................        (29)         --          --          --
    Foreign Currency Transactions**......................................     (1,145)       (268)         40          (1)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...........................    783,843      85,864      18,125       3,283
    Futures..............................................................         30          --          --          --
    Translation of Foreign Currency Denominated Amounts..................        (54)       (115)         (7)          3
                                                                            --------     -------     -------      ------
  Net Realized and Unrealized Gain (Loss)................................    904,488      91,752      19,898       4,120
                                                                            --------     -------     -------      ------
Net Increase (Decrease) in Net Assets Resulting from Operations..........   $984,022     $96,125     $23,295      $4,499
                                                                            ========     =======     =======      ======

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $9, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                           DFA                       DFA
                                                                          Continental International DFA Global  International
                                                                             Small     Real Estate  Real Estate   Small Cap
                                                                            Company    Securities   Securities      Value
                                                                          Portfolio*    Portfolio    Portfolio    Portfolio
                                                                          ----------- ------------- ----------- -------------
Investment Income
  Net Investment Income Received from Affiliated Investment Company:
  Dividends..............................................................   $ 1,261           --           --            --
  Income Distributions Received from Affiliated Investment Companies.....        --           --     $ 74,325            --
  Interest...............................................................         2           --           --            --
  Income from Securities Lending.........................................       225           --           --            --
  Expenses Allocated from Affiliated Investment Company..................       (81)          --           --            --
                                                                            -------     --------     --------    ----------
     Total Net Investment Income Received from Affiliated Investment
      Company............................................................     1,407           --       74,325            --
                                                                            -------     --------     --------    ----------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $4,294, $0 and
   $9,356, respectively).................................................        --     $ 36,460           --    $  139,615
  Interest...............................................................        --           --            2            --
  Income from Securities Lending.........................................        --          933           --        12,865
                                                                            -------     --------     --------    ----------
     Total Fund Investment Income........................................        --       37,393            2       152,480
                                                                            -------     --------     --------    ----------
Fund Expenses
  Investment Advisory Services Fees......................................        --        2,916        1,962        29,673
  Administrative Services Fees...........................................       221           --           --            --
  Accounting & Transfer Agent Fees.......................................         8           84           14           412
  Custodian Fees.........................................................        --          205           --         1,207
  Filing Fees............................................................        10           31           52            77
  Shareholders' Reports..................................................         2           32           20           114
  Directors'/Trustees' Fees & Expenses...................................        --            6            5            36
  Professional Fees......................................................         1           21            7           126
  Other..................................................................         1           13            5            78
                                                                            -------     --------     --------    ----------
     Total Expenses......................................................       243        3,308        2,065        31,723
                                                                            -------     --------     --------    ----------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C).........................................        --           --       (1,672)           --
  Fees Paid Indirectly...................................................        --          (12)          --           (16)
                                                                            -------     --------     --------    ----------
  Net Expenses...........................................................       243        3,296          393        31,707
                                                                            -------     --------     --------    ----------
  Net Investment Income (Loss)...........................................     1,164       34,097       73,934       120,773
                                                                            -------     --------     --------    ----------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
  Investment Securities Sold.............................................     1,466      (18,160)      (2,565)       71,173
    Futures..............................................................        29          888           --            --
    Foreign Currency Transactions........................................        (6)        (633)          --        (1,756)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...........................    13,754      238,017      170,366     1,439,113
    Futures..............................................................       (29)          --           --            --
    Translation of Foreign Currency Denominated Amounts..................         4          (24)          --           182
                                                                            -------     --------     --------    ----------
  Net Realized and Unrealized Gain (Loss)................................    15,218      220,088      167,801     1,508,712
                                                                            -------     --------     --------    ----------
Net Increase (Decrease) in Net Assets Resulting from Operations..........   $16,382     $254,185     $241,735    $1,629,485
                                                                            =======     ========     ========    ==========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                                      World ex U.S.
                                                                          International World ex U.S.   Targeted    World ex U.S.
                                                                          Vector Equity     Value         Value      Core Equity
                                                                            Portfolio    Portfolio*   Portfolio*(a) Portfolio(b)
                                                                          ------------- ------------- ------------- -------------
Investment Income
  Net Investment Income Received from Affiliated Investment
   Companies:
  Dividends..............................................................         --       $  982        $  104           --
  Income Distributions Received from Affiliated Investment Companies.....         --           40           132           --
  Income from Securities Lending.........................................         --           59            12           --
  Expenses Allocated from Affiliated Investment Companies................         --          (70)          (12)          --
                                                                             -------       ------        ------          ---
     Total Net Investment Income Received from Affiliated Investment
      Companies..........................................................         --        1,011           236           --
                                                                             -------       ------        ------          ---
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $686, $0, $0 and $0,
   respectively).........................................................    $ 9,518           --            --           --
  Interest...............................................................          1           --            --           --
  Income from Securities Lending.........................................        702           --            --           --
                                                                             -------       ------        ------          ---
     Total Investment Income.............................................     10,221           --            --           --
                                                                             -------       ------        ------          ---
Fund Expenses
  Investment Advisory Services Fees......................................      1,430          166           113           --
  Accounting & Transfer Agent Fees.......................................         38            8             8          $ 1
  Custodian Fees.........................................................        134           --            --           --
  Filing Fees............................................................         12           18             2           --
  Shareholders' Reports..................................................          7            1            --           --
  Directors'/Trustees' Fees & Expenses...................................          2           --            --           --
  Professional Fees......................................................          7            3             3            1
  Organizational & Offering Costs........................................         --           --            27           --
  Other..................................................................          8           --            --           --
                                                                             -------       ------        ------          ---
     Total Expenses......................................................      1,638          196           153            2
                                                                             -------       ------        ------          ---
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C).........................................         --          (75)         (101)          (2)
  Fees Paid Indirectly...................................................         (2)          --            --           --
                                                                             -------       ------        ------          ---
  Net Expenses...........................................................      1,636          121            52           --
                                                                             -------       ------        ------          ---
  Net Investment Income (Loss)...........................................      8,585          890           184           --
                                                                             -------       ------        ------          ---
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Investment Securities.........         --           64           191           --
  Net Realized Gain (Loss) on:
    Investment Securities Sold...........................................      6,299        1,086           242           --
    Foreign Currency Transactions........................................       (100)          (8)           (1)          --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...........................     79,234        6,399         4,801           21
    Translation of Foreign Currency Denominated Amounts..................         --          (19)           --           --
                                                                             -------       ------        ------          ---
  Net Realized and Unrealized Gain (Loss)................................     85,433        7,522         5,233           21
                                                                             -------       ------        ------          ---
Net Increase (Decrease) in Net Assets Resulting from
 Operations..............................................................    $94,018       $8,412        $5,417          $21
                                                                             =======       ======        ======          ===

----------
* Investment Income and a portion of Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Funds (Affiliated Investment Companies).
(a)The Portfolio commenced operations on November 1, 2012.
(b)The Portfolio commenced operations on April 9, 2013.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                             Emerging
                                                                    Selectively              Markets    Emerging     Emerging
                                                                      Hedged      Emerging    Small     Markets    Markets Core
                                                                   Global Equity  Markets      Cap       Value        Equity
                                                                     Portfolio   Portfolio* Portfolio* Portfolio*   Portfolio
                                                                   ------------- ---------- ---------- ----------  ------------
Investment Income
  Net Investment Income Received from Affiliated Investment
   Companies:
  Dividends.......................................................        --      $ 25,461   $ 25,818  $  140,564          --
  Income Distributions Received from Affiliated Investment
   Companies......................................................    $  352            --         --          --          --
  Interest........................................................        --            --         --          10          --
  Income from Securities Lending..................................        --         1,874      8,436      14,918          --
  Expenses Allocated from Affiliated Investment Company...........        --        (2,610)    (5,825)    (15,695)         --
                                                                      ------      --------   --------  ----------    --------
     Total Net Investment Income Received from Affiliated
      Investment Companies........................................       352        24,725     28,429     139,797          --
                                                                      ------      --------   --------  ----------    --------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, $0 and
   $8,938, respectively)..........................................        --            --         --          --    $ 80,387
  Interest........................................................         2            --         --          --          --
  Income from Securities Lending..................................        --            --         --          --      11,926
                                                                      ------      --------   --------  ----------    --------
     Total Fund Investment Income.................................         2            --         --          --      92,313
                                                                      ------      --------   --------  ----------    --------
Fund Expenses
  Investment Advisory Services Fees...............................        83            --         --          --      27,420
  Administrative Services Fees....................................        --         5,965      7,955      35,566          --
  Accounting & Transfer Agent Fees................................         8            20         20          56         447
  Shareholder Servicing Fees --
    Class R2 Shares...............................................        --            --         --         134          --
  Custodian Fees..................................................        --            --         --          --       3,647
  Filing Fees.....................................................        18            47         65          97         118
  Shareholders' Reports...........................................        --            55         29         135         104
  Directors'/Trustees' Fees & Expenses............................        --            12         12          72          36
  Professional Fees...............................................         3            11         10          60         135
  Organizational & Offering Costs.................................         2            --         --          --          --
  Other...........................................................         1            13         12          70          70
                                                                      ------      --------   --------  ----------    --------
     Total Expenses...............................................       115         6,123      8,103      36,190      31,977
                                                                      ------      --------   --------  ----------    --------
  Fees Waived, Expenses Reimbursed, and/or Previously
   Waived Fees Recovered by Advisor (Note C)......................      (102)           --         --          --          --
  Fees Paid Indirectly............................................        --            --         --          --         (90)
                                                                      ------      --------   --------  ----------    --------
  Net Expenses....................................................        13         6,123      8,103      36,190      31,887
                                                                      ------      --------   --------  ----------    --------
  Net Investment Income (Loss)....................................       341        18,602     20,326     103,607      60,426
                                                                      ------      --------   --------  ----------    --------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated Investment
   Companies......................................................       115            --         --          --          --
  Net Realized Gain (Loss) on:
    Investment Securities Sold....................................         1        23,130     63,561     377,401      (5,116)
    Futures.......................................................       262            --        457          --          --
    Foreign Currency Transactions**...............................       390            34       (790)       (927)     (1,834)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency....................     5,884       127,879    324,520     913,032     674,241
    Futures.......................................................       146            --         --          --          --
    Translation of Foreign Currency Denominated Amounts...........       190            (2)        45          74         (45)
                                                                      ------      --------   --------  ----------    --------
  Net Realized and Unrealized Gain (Loss).........................     6,988       151,041    387,793   1,289,580     667,246
                                                                      ------      --------   --------  ----------    --------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.......................................................    $7,329      $169,643   $408,119  $1,393,187    $727,672
                                                                      ======      ========   ========  ==========    ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $0, $0, $1, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)


                                            Enhanced U.S. Large    U.S. Large Cap Value      U.S. Targeted Value
                                             Company Portfolio           Portfolio                Portfolio
                                           --------------------  ------------------------  ----------------------
                                           Six Months    Year    Six Months       Year     Six Months     Year
                                              Ended     Ended       Ended        Ended        Ended      Ended
                                            April 30,  Oct. 31,   April 30,     Oct. 31,    April 30,   Oct. 31,
                                              2013       2012       2013          2012        2013        2012
                                           ----------- --------  -----------  -----------  ----------- ----------
                                           (Unaudited)           (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............  $    663   $  1,469  $    85,008  $   154,843  $   27,378  $   29,117
  Net Realized Gain (Loss) on:
    Investment Securities Sold............      (491)       245      370,791      318,427      79,065     181,414
    Futures...............................    19,942     30,568           --           --        (402)      3,336
    Foreign Currency Transactions.........      (913)     1,331           --           --          --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................     1,534        594    1,091,167      824,744     459,962     176,832
    Futures...............................     4,948     (6,586)          --           --          --          --
    Translation of Foreign Currency
     Denominated Amounts..................       663       (857)          --           --          --          --
                                            --------   --------  -----------  -----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................    26,346     26,764    1,546,966    1,298,014     566,003     390,699
                                            --------   --------  -----------  -----------  ----------  ----------
Distributions From:
  Net Investment Income:
    Class R1 Shares.......................        --         --           --           --        (459)       (374)
    Class R2 Shares.......................        --         --           --           --        (117)        (76)
    Institutional Class Shares............    (1,111)    (2,785)     (92,857)    (150,153)    (28,487)    (24,124)
  Net Short-Term Gains:
    Class R1 Shares.......................        --         --           --           --        (162)         --
    Class R2 Shares.......................        --         --           --           --         (43)         --
    Institutional Class Shares............        --         --           --           --      (9,669)         --
  Net Long-Term Gains:
    Class R1 Shares.......................        --         --           --           --      (2,657)       (356)
    Class R2 Shares.......................        --         --           --           --        (709)        (86)
    Institutional Class Shares............        --         --           --           --    (158,843)    (19,426)
                                            --------   --------  -----------  -----------  ----------  ----------
     Total Distributions..................    (1,111)    (2,785)     (92,857)    (150,153)   (201,146)    (44,442)
                                            --------   --------  -----------  -----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued...........................    25,745     26,869    1,359,469    1,501,347     425,555     782,957
  Shares Issued in Lieu of Cash
   Distributions..........................       962      2,573       85,555      139,904     179,146      40,767
  Shares Redeemed.........................   (35,297)   (34,538)    (940,743)  (1,794,871)   (448,004)   (662,151)
                                            --------   --------  -----------  -----------  ----------  ----------
     Net Increase (Decrease) from
      Capital Share Transactions..........    (8,590)    (5,096)     504,281     (153,620)    156,697     161,573
                                            --------   --------  -----------  -----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................    16,645     18,883    1,958,390      994,241     521,554     507,830
Net Assets
  Beginning of Period.....................   190,011    171,128    8,334,585    7,340,344   3,051,809   2,543,979
                                            --------   --------  -----------  -----------  ----------  ----------
  End of Period...........................  $206,656   $190,011  $10,292,975  $ 8,334,585  $3,573,363  $3,051,809
                                            ========   ========  ===========  ===========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued...........................     2,615      3,051       55,665       72,600      23,623      48,542
  Shares Issued in Lieu of Cash
   Distributions..........................       103        314        3,643        6,979      10,844       2,677
  Shares Redeemed.........................    (3,611)    (3,906)     (39,107)     (86,993)    (24,942)    (40,606)
                                            --------   --------  -----------  -----------  ----------  ----------
     Net Increase (Decrease) from
      Shares Issued and Redeemed..........      (893)      (541)      20,201       (7,414)      9,525      10,613
                                            ========   ========  ===========  ===========  ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income).......................  $  1,557   $  2,005  $    17,517  $    25,366  $    2,260  $    3,945

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                             U.S. Small Cap Value
                                                   Portfolio         U.S. Core Equity 1 Portfolio U.S. Core Equity 2 Portfolio
                                           ------------------------  ---------------------------  ---------------------------
                                           Six Months       Year     Six Months        Year       Six Months        Year
                                              Ended        Ended        Ended         Ended          Ended         Ended
                                            April 30,     Oct. 31,    April 30,      Oct. 31,      April 30,      Oct. 31,
                                              2013          2012        2013           2012          2013           2012
                                           -----------  -----------  -----------     ----------   -----------    -----------
                                           (Unaudited)               (Unaudited)                  (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............ $    74,982  $    53,970  $   54,353     $   78,378    $   74,697    $   111,804
  Capital Gain Distributions Received
   from Investment Securities.............          --           --          --             36            --            105
  Net Realized Gain (Loss) on:
    Investment Securities Sold............     213,073      430,201      15,630         35,359        26,016         73,466
    Futures...............................       1,840          954          --             --            --             --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities.................     978,070      522,870     746,259        455,880     1,076,031        694,545
    Futures...............................          --         (536)         --             --            --             --
                                           -----------  -----------  ----------      ----------   ----------     -----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................   1,267,965    1,007,459     816,242        569,653     1,176,744        879,920
                                           -----------  -----------  ----------      ----------   ----------     -----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares............     (74,197)     (50,536)    (52,783)       (73,066)      (73,910)       (99,623)
  Net Short-Term Gains:
    Institutional Class Shares............     (15,668)          --          --             --            --             --
  Net Long-Term Gains:
    Institutional Class Shares............    (380,218)     (89,379)         --             --       (55,772)            --
                                           -----------  -----------  ----------      ----------   ----------     -----------
     Total Distributions..................    (470,083)    (139,915)    (52,783)       (73,066)     (129,682)       (99,623)
                                           -----------  -----------  ----------      ----------   ----------     -----------
Capital Share Transactions (1):
  Shares Issued...........................     766,673    1,130,039     864,936      1,316,460       908,382      1,284,909
  Shares Issued in Lieu of Cash
   Distributions..........................     427,716      131,338      47,496         66,157       125,823         96,744
  Shares Redeemed.........................  (1,079,364)  (1,581,314)   (461,678)      (733,642)     (595,789)    (1,057,872)
                                           -----------  -----------  ----------      ----------   ----------     -----------
     Net Increase (Decrease) from
      Capital Share Transactions..........     115,025     (319,937)    450,754        648,975       438,416        323,781
                                           -----------  -----------  ----------      ----------   ----------     -----------
     Total Increase (Decrease) in Net
      Assets..............................     912,907      547,607   1,214,213      1,145,562     1,485,478      1,104,078
Net Assets
  Beginning of Period.....................   7,088,470    6,540,863   4,876,973      3,731,411     6,923,984      5,819,906
                                           -----------  -----------  ----------      ----------   ----------     -----------
  End of Period........................... $ 8,001,377  $ 7,088,470  $6,091,186     $4,876,973    $8,409,462    $ 6,923,984
                                           ===========  ===========  ==========      ==========   ==========     ===========
(1) Shares Issued and Redeemed:
  Shares Issued...........................      27,720       45,152      67,105        114,530        71,104        113,356
  Shares Issued in Lieu of Cash
   Distributions..........................      16,874        5,754       3,767          5,842        10,274          8,679
  Shares Redeemed.........................     (39,979)     (62,499)    (35,797)       (63,857)      (46,717)       (93,203)
                                           -----------  -----------  ----------      ----------   ----------     -----------
     Net Increase (Decrease) from
      Shares Issued and
      Redeemed............................       4,615      (11,593)     35,075         56,515        34,661         28,832
                                           ===========  ===========  ==========      ==========   ==========     ===========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)....................... $       879  $        94  $   12,031     $   10,461    $   16,686    $    15,899

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                             U.S. Vector Equity Portfolio U.S. Small Cap Portfolio U.S. Micro Cap Portfolio
                                             ---------------------------  ----------------------   ----------------------
                                             Six Months        Year       Six Months      Year     Six Months      Year
                                                Ended         Ended          Ended       Ended        Ended       Ended
                                              April 30,      Oct. 31,      April 30,    Oct. 31,    April 30,    Oct. 31,
                                                2013           2012          2013         2012        2013         2012
                                             -----------     ----------   -----------  ----------  -----------  ----------
                                             (Unaudited)                  (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).............. $   20,154     $   28,165    $   45,257   $   47,882  $   30,315   $   33,720
  Capital Gain Distributions Received from
   Investment Securities....................         --             18            --           --          --           --
  Net Realized Gain (Loss) on:
    Investment Securities Sold..............     10,012         41,027       119,956      254,365     111,879      220,675
    Futures.................................         --           (850)         (494)          --        (423)         385
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...................    329,248        196,524       591,079      230,453     414,243      166,031
                                             ----------      ----------   ----------   ----------  ----------   ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations............................    359,414        264,884       755,798      532,700     556,014      420,811
                                             ----------      ----------   ----------   ----------  ----------   ----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares..............    (18,866)       (26,665)      (44,437)     (41,256)    (34,858)     (30,423)
  Net Short-Term Gains:
    Institutional Class Shares..............         --             --        (8,279)          --          --           --
  Net Long-Term Gains:
    Institutional Class Shares..............     (3,507)            --      (228,672)          --    (176,365)          --
                                             ----------      ----------   ----------   ----------  ----------   ----------
     Total Distributions....................    (22,373)       (26,665)     (281,388)     (41,256)   (211,223)     (30,423)
                                             ----------      ----------   ----------   ----------  ----------   ----------
Capital Share Transactions (1):
  Shares Issued.............................    299,986        363,121       698,941    1,000,664     319,716      389,014
  Shares Issued in Lieu of Cash
   Distributions............................     21,964         26,213       259,714       38,143     196,436       28,484
  Shares Redeemed...........................   (212,158)      (470,271)     (463,259)    (737,229)   (347,928)    (627,647)
                                             ----------      ----------   ----------   ----------  ----------   ----------
     Net Increase (Decrease) from
      Capital Share Transactions............    109,792        (80,937)      495,396      301,578     168,224     (210,149)
                                             ----------      ----------   ----------   ----------  ----------   ----------
     Total Increase (Decrease) in Net
      Assets................................    446,833        157,282       969,806      793,022     513,015      180,239
Net Assets
  Beginning of Period.......................  2,009,177      1,851,895     4,563,345    3,770,323   3,437,958    3,257,719
                                             ----------      ----------   ----------   ----------  ----------   ----------
  End of Period............................. $2,456,010     $2,009,177    $5,533,151   $4,563,345  $3,950,973   $3,437,958
                                             ==========      ==========   ==========   ==========  ==========   ==========
(1) Shares Issued and Redeemed:
  Shares Issued.............................     24,011         33,038        29,136       45,541      21,062       27,509
  Shares Issued in Lieu of Cash
   Distributions............................      1,838          2,473        11,794        1,786      13,951        2,109
  Shares Redeemed...........................    (16,994)       (42,602)      (19,674)     (33,325)    (23,160)     (44,113)
                                             ----------      ----------   ----------   ----------  ----------   ----------
     Net Increase (Decrease) from
      Shares Issued and Redeemed............      8,855         (7,091)       21,256       14,002      11,853      (14,495)
                                             ==========      ==========   ==========   ==========  ==========   ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)......................... $    3,778     $    2,490    $    6,122   $    5,302  $     (633)  $    3,910

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                             DFA Real Estate Securities Large Cap International International Core Equity
                                                    Portfolio                  Portfolio               Portfolio
                                             -------------------------  ----------------------  -----------------------
                                             Six Months       Year      Six Months     Year     Six Months       Year
                                                Ended        Ended         Ended      Ended        Ended        Ended
                                              April 30,     Oct. 31,     April 30,   Oct. 31,    April 30,     Oct. 31,
                                                2013          2012         2013        2012        2013          2012
                                             -----------   ----------   ----------- ----------  -----------  -----------
                                             (Unaudited)                (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).............. $   59,371    $   78,788   $   34,468  $   63,623  $  103,641   $   181,573
  Capital Gain Distributions Received from
   Investment Securities....................      8,460        16,390           --          --          --            --
  Net Realized Gain (Loss) on:
    Investment Securities Sold..............      6,230        (1,763)     (15,247)    (18,104)      6,684       (40,937)
    Futures.................................         --           (46)          --          --          --            --
    Foreign Currency Transactions*..........         --            --         (187)       (353)     (1,185)          114
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency...............................    637,870       355,961      293,305      69,627     916,985       185,568
    Translation of Foreign Currency
     Denominated Amounts....................         --            --           30         (82)        (38)         (120)
                                             ----------    ----------   ----------  ----------  ----------   -----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations............................    711,931       449,330      312,369     114,711   1,026,087       326,198
                                             ----------    ----------   ----------  ----------  ----------   -----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares..............    (55,890)      (99,783)     (23,503)    (60,808)    (61,073)     (176,198)
                                             ----------    ----------   ----------  ----------  ----------   -----------
     Total Distributions....................    (55,890)      (99,783)     (23,503)    (60,808)    (61,073)     (176,198)
                                             ----------    ----------   ----------  ----------  ----------   -----------
Capital Share Transactions (1):
  Shares Issued.............................    544,922       826,214      345,982     634,549   1,024,387     1,839,473
  Shares Issued in Lieu of Cash
   Distributions............................     54,239        96,714       22,132      57,573      58,778       169,856
  Shares Redeemed...........................   (320,704)     (654,733)    (271,333)   (394,415)   (612,054)   (1,072,475)
                                             ----------    ----------   ----------  ----------  ----------   -----------
     Net Increase (Decrease) from
      Capital Share Transactions............    278,457       268,195       96,781     297,707     471,111       936,854
                                             ----------    ----------   ----------  ----------  ----------   -----------
     Total Increase (Decrease) in Net
      Assets................................    934,498       617,742      385,647     351,610   1,436,125     1,086,854
Net Assets
  Beginning of Period.......................  3,716,389     3,098,647    2,055,759   1,704,149   6,482,738     5,395,884
                                             ----------    ----------   ----------  ----------  ----------   -----------
  End of Period............................. $4,650,887    $3,716,389   $2,441,406  $2,055,759  $7,918,863   $ 6,482,738
                                             ==========    ==========   ==========  ==========  ==========   ===========
(1) Shares Issued and Redeemed:
  Shares Issued.............................     19,983        32,929       17,693      36,185      94,741       190,598
  Shares Issued in Lieu of Cash
   Distributions............................      2,082         3,972        1,159       3,432       5,598        18,393
  Shares Redeemed...........................    (11,880)      (26,322)     (13,899)    (22,604)    (57,155)     (112,419)
                                             ----------    ----------   ----------  ----------  ----------   -----------
     Net Increase (Decrease) from
      Shares Issued and Redeemed............     10,185        10,579        4,953      17,013      43,184        96,572
                                             ==========    ==========   ==========  ==========  ==========   ===========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)......................... $   27,080    $   23,599   $   19,673  $    8,708  $   67,823   $    25,255

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $1, $1 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                  International Small       Japanese Small      Asia Pacific Small
                                                   Company Portfolio       Company Portfolio     Company Portfolio
                                                -----------------------  --------------------  --------------------
                                                Six Months      Year     Six Months    Year    Six Months    Year
                                                   Ended       Ended        Ended     Ended       Ended     Ended
                                                 April 30,    Oct. 31,    April 30,  Oct. 31,   April 30,  Oct. 31,
                                                   2013         2012        2013       2012       2013       2012
                                                ----------- -----------  ----------- --------  ----------- --------
                                                (Unaudited)              (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................. $   79,534  $   152,324   $  4,373   $  5,072   $  3,397   $  7,452
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................    121,843       53,955      6,271     (5,341)     1,740      4,091
    Futures....................................        (29)           9         --        (75)        --        (33)
    Foreign Currency Transactions*.............     (1,145)         401       (268)       120         40        (56)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency..................................    783,843      133,610     85,864     (6,790)    18,125      6,664
    Futures....................................         30           (1)        --          1         --          1
    Translation of Foreign Currency
     Denominated Amounts.......................        (54)        (530)      (115)       (23)        (7)       (12)
                                                ----------  -----------   --------   --------   --------   --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................    984,022      339,768     96,125     (7,036)    23,295     18,107
                                                ----------  -----------   --------   --------   --------   --------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.................    (58,320)    (163,885)    (2,836)    (4,541)    (7,603)    (9,333)
  Net Long-Term Gains:
    Institutional Class Shares.................    (39,012)    (108,621)        --         --         --         --
                                                ----------  -----------   --------   --------   --------   --------
     Total Distributions.......................    (97,332)    (272,506)    (2,836)    (4,541)    (7,603)    (9,333)
                                                ----------  -----------   --------   --------   --------   --------
Capital Share Transactions (1):
  Shares Issued................................    587,418    1,391,405    127,552    198,642     29,434    110,755
  Shares Issued in Lieu of Cash
   Distributions...............................     92,887      262,078      2,638      4,202      7,183      8,531
  Shares Redeemed..............................   (602,158)  (1,131,600)   (21,936)   (60,419)   (19,589)   (29,131)
                                                ----------  -----------   --------   --------   --------   --------
     Net Increase (Decrease) from Capital
      Share Transactions.......................     78,147      521,883    108,254    142,425     17,028     90,155
                                                ----------  -----------   --------   --------   --------   --------
     Total Increase (Decrease) in Net
      Assets...................................    964,837      589,145    201,543    130,848     32,720     98,929
Net Assets
  Beginning of Period..........................  6,423,160    5,834,015    293,968    163,120    238,191    139,262
                                                ----------  -----------   --------   --------   --------   --------
  End of Period................................ $7,387,997  $ 6,423,160   $495,511   $293,968   $270,911   $238,191
                                                ==========  ===========   ========   ========   ========   ========
(1) Shares Issued and Redeemed:
  Shares Issued................................     36,124       95,525      8,019     12,557      1,183      5,147
  Shares Issued in Lieu of Cash
   Distributions...............................      6,000       19,065        173        282        309        410
  Shares Redeemed..............................    (37,137)     (77,790)    (1,309)    (3,928)      (834)    (1,342)
                                                ----------  -----------   --------   --------   --------   --------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................      4,987       36,800      6,883      8,911        658      4,215
                                                ==========  ===========   ========   ========   ========   ========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)............................ $   24,504  $     3,290   $  3,265   $  1,728   $ (3,427)  $    779

----------
* Net of foreign capital gain taxes withheld of $9, $4, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                               United Kingdom Small    Continental Small   DFA International Real
                                                 Company Portfolio     Company Portfolio   Estate Securities Portfolio
                                               --------------------  --------------------  --------------------------
                                               Six Months    Year    Six Months    Year    Six Months       Year
                                                  Ended     Ended       Ended     Ended       Ended        Ended
                                                April 30,  Oct. 31,   April 30,  Oct. 31,   April 30,     Oct. 31,
                                                  2013       2012       2013       2012       2013          2012
                                               ----------- --------  ----------- --------  -----------    ----------
                                               (Unaudited)           (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................   $   379   $    856   $  1,164   $  3,068  $   34,097    $   66,041
  Net Realized Gain (Loss) on:
    Investment Securities Sold................       835       (281)     1,466     (2,677)    (18,160)      (33,417)
    Futures...................................        --          6         29        (25)        888            --
    Foreign Currency Transactions.............        (1)         6         (6)       (25)       (633)           34
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.................................     3,283      5,744     13,754        585     238,017       228,123
    Futures...................................        --         --        (29)        --          --            --
    Translation of Foreign Currency
     Denominated Amounts......................         3         (2)         4         72         (24)          (24)
                                                 -------   --------   --------   --------  ----------     ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..............................     4,499      6,329     16,382        998     254,185       260,757
                                                 -------   --------   --------   --------  ----------     ----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares................      (392)      (992)      (520)    (2,958)   (181,848)      (54,030)
                                                 -------   --------   --------   --------  ----------     ----------
     Total Distributions......................      (392)      (992)      (520)    (2,958)   (181,848)      (54,030)
                                                 -------   --------   --------   --------  ----------     ----------
Capital Share Transactions (1):
  Shares Issued...............................     1,093      1,858      2,664     11,823     355,649       416,378
  Shares Issued in Lieu of Cash
   Distributions..............................       297        752        388      2,148     180,122        53,300
  Shares Redeemed.............................    (3,504)   (10,500)    (9,579)   (23,147)   (170,419)     (204,853)
                                                 -------   --------   --------   --------  ----------     ----------
     Net Increase (Decrease) from Capital
      Share Transactions......................    (2,114)    (7,890)    (6,527)    (9,176)    365,352       264,825
                                                 -------   --------   --------   --------  ----------     ----------
     Total Increase (Decrease) in Net
      Assets..................................     1,993     (2,553)     9,335    (11,136)    437,689       471,552
Net Assets
  Beginning of Period.........................    31,316     33,869    106,316    117,452   1,531,708     1,060,156
                                                 -------   --------   --------   --------  ----------     ----------
  End of Period...............................   $33,309   $ 31,316   $115,651   $106,316  $1,969,397    $1,531,708
                                                 =======   ========   ========   ========  ==========     ==========
(1) Shares Issued and Redeemed:
  Shares Issued...............................        37         76        166        842      66,520        84,674
  Shares Issued in Lieu of Cash
   Distributions..............................        10         34         26        166      35,388        12,309
  Shares Redeemed.............................      (118)      (429)      (630)    (1,693)    (32,320)      (42,864)
                                                 -------   --------   --------   --------  ----------     ----------
     Net Increase (Decrease) from Shares
      Issued and Redeemed.....................       (71)      (319)      (438)      (685)     69,588        54,119
                                                 =======   ========   ========   ========  ==========     ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)...........................   $   136   $    149   $    924   $    280  $ (194,025)   $  (46,274)

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                           DFA Global Real Estate   DFA International Small   International Vector
                                            Securities Portfolio      Cap Value Portfolio       Equity Portfolio
                                           ----------------------  ------------------------  ---------------------
                                           Six Months     Year     Six Months       Year     Six Months     Year
                                              Ended      Ended        Ended        Ended        Ended      Ended
                                            April 30,   Oct. 31,    April 30,     Oct. 31,    April 30,   Oct. 31,
                                              2013        2012        2013          2012        2013        2012
                                           ----------- ----------  -----------  -----------  ----------- ---------
                                           (Unaudited)             (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............ $   73,934  $   36,495  $   120,773  $   176,655   $  8,585   $  14,617
  Net Realized Gain (Loss) on:
    Investment Securities Sold............     (2,565)     (2,760)      71,173      130,909      6,299       2,944
    Foreign Currency Transactions*........         --     138,125       (1,756)       1,183       (100)        (98)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................    170,366          --    1,439,113      203,828     79,234      13,867
    Translation of Foreign Currency
     Denominated Amounts..................         --          --          182         (393)        --         (30)
                                           ----------  ----------  -----------  -----------   --------   ---------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................    241,735     171,860    1,629,485      512,182     94,018      31,300
                                           ----------  ----------  -----------  -----------   --------   ---------
Distributions From:
  Net Investment Income:
    Institutional Class Shares............    (84,341)    (25,716)     (69,563)    (187,200)    (4,602)    (14,204)
  Net Short-Term Gains:
    Institutional Class Shares............         --          --           --      (11,429)        --          --
  Net Long-Term Gains:
    Institutional Class Shares............         --          --     (117,102)    (126,221)    (2,044)     (6,473)
                                           ----------  ----------  -----------  -----------   --------   ---------
     Total Distributions..................    (84,341)    (25,716)    (186,665)    (324,850)    (6,646)    (20,677)
                                           ----------  ----------  -----------  -----------   --------   ---------
Capital Share Transactions (1):
  Shares Issued...........................    334,926     445,794      889,448    1,698,080     99,249     241,502
  Shares Issued in Lieu of Cash
   Distributions..........................     82,056      25,115      173,258      304,574      6,418      19,813
  Shares Redeemed.........................   (160,409)   (170,854)    (763,177)  (1,382,520)   (46,841)   (121,119)
                                           ----------  ----------  -----------  -----------   --------   ---------
     Net Increase (Decrease) from
      Capital Share Transactions..........    256,573     300,055      299,529      620,134     58,826     140,196
                                           ----------  ----------  -----------  -----------   --------   ---------
     Total Increase (Decrease) in Net
      Assets..............................    413,967     446,199    1,742,349      807,466    146,198     150,819
Net Assets
  Beginning of Period.....................  1,315,547     869,348    8,266,610    7,459,144    561,399     410,580
                                           ----------  ----------  -----------  -----------   --------   ---------
  End of Period........................... $1,729,514  $1,315,547  $10,008,959  $ 8,266,610   $707,597   $ 561,399
                                           ==========  ==========  ===========  ===========   ========   =========
(1) Shares Issued and Redeemed:
  Shares Issued...........................     35,892      51,866       54,651      117,598     10,032      27,490
  Shares Issued in Lieu of Cash
   Distributions..........................      9,335       3,385       11,209       22,510        666       2,341
  Shares Redeemed.........................    (17,407)    (20,069)     (46,870)     (97,364)    (4,738)    (13,627)
                                           ----------  ----------  -----------  -----------   --------   ---------
     Net Increase (Decrease) from
      Shares Issued and
      Redeemed............................     27,820      35,182       18,990       42,744      5,960      16,204
                                           ==========  ==========  ===========  ===========   ========   =========
Undistributed Net Investment
 Income (Distributions in Excess of
 Net Investment Income)................... $    1,216  $   11,623  $    65,857  $    14,647   $  5,439   $   1,456

----------
* Net of foreign capital gain taxes withheld of $0, $0, $6, $13, $0 and $1, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                                         World ex
                                                                                           World ex      U.S. Core
                                                                   World ex U.S. Value   U.S. Targeted    Equity
                                                                        Portfolio       Value Portfolio  Portfolio
                                                                   -------------------  --------------- -----------
                                                                                            Period        Period
                                                                   Six Months    Year       Nov. 1,      April 9,
                                                                      Ended     Ended     2012(a) to    2013(a) to
                                                                    April 30,  Oct. 31,    April 30,     April 30,
                                                                      2013       2012        2013          2013
                                                                   ----------- -------- --------------- -----------
                                                                   (Unaudited)            (Unaudited)   (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)....................................   $   890   $ 1,596      $   184        $
  Capital Gain Distributions Received from Affiliated Investment
   Companies......................................................        64        79          191          --
  Net Realized Gain (Loss) on:
    Investment Securities Sold....................................     1,086        61          242          --
    Futures.......................................................        --        (1)          --          --
    Foreign Currency Transactions.................................        (8)      (10)          (1)         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency....................     6,399       430        4,801          21
    Translation of Foreign Currency Denominated Amounts...........       (19)       (1)          --          --
                                                                     -------   -------      -------        ----
     Net Increase (Decrease) in Net Assets Resulting from
      Operations..................................................     8,412     2,154        5,417          21
                                                                     -------   -------      -------        ----
Distributions From:
  Net Investment Income:
    Institutional Class Shares....................................      (620)   (1,432)        (124)         --
  Net Short-Term Gains:
    Institutional Class Shares....................................        --        (6)          --          --
                                                                     -------   -------      -------        ----
     Total Distributions..........................................      (620)   (1,438)        (124)         --
                                                                     -------   -------      -------        ----
Capital Share Transactions (1):
  Shares Issued...................................................    29,247    15,365       55,765         949
  Shares Issued in Lieu of Cash Distributions.....................       585     1,370          124          --
  Shares Redeemed.................................................    (2,646)   (7,419)        (861)        (63)
                                                                     -------   -------      -------        ----
     Net Increase (Decrease) from Capital Share Transactions......    27,186     9,316       55,028         886
                                                                     -------   -------      -------        ----
     Total Increase (Decrease) in Net Assets......................    34,978    10,032       60,321         907
Net Assets
  Beginning of Period.............................................    57,197    47,165           --          --
                                                                     -------   -------      -------        ----
  End of Period...................................................   $92,175   $57,197      $60,321        $907
                                                                     =======   =======      =======        ====
(1) Shares Issued and Redeemed:
  Shares Issued...................................................     2,736     1,625        5,318          95
  Shares Issued in Lieu of Cash Distributions.....................        57       152           12          --
  Shares Redeemed.................................................      (251)     (756)         (80)         (6)
                                                                     -------   -------      -------        ----
     Net Increase (Decrease) from Shares Issued and Redeemed......     2,542     1,021        5,250          89
                                                                     =======   =======      =======        ====
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income)...........................................   $   600   $   330      $    60        $ --

----------
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                             Selectively Hedged       Emerging Markets     Emerging Markets Small
                                           Global Equity Portfolio        Portfolio             Cap Portfolio
                                           ----------------------  ----------------------  ----------------------
                                                         Period
                                           Six Months   Nov. 14,   Six Months     Year     Six Months     Year
                                              Ended      2011(a)      Ended      Ended        Ended      Ended
                                            April 30,  to Oct. 31,  April 30,   Oct. 31,    April 30,   Oct. 31,
                                              2013        2012        2013        2012        2013        2012
                                           ----------- ----------- ----------- ----------  ----------- ----------
                                           (Unaudited)             (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............   $   341     $   536   $   18,602  $   54,306  $   20,326  $   46,726
  Capital Gain Distributions Received
   from Affiliated Investment
   Companies..............................       115          --           --          --          --          --
  Net Realized Gain (Loss) on:
    Investment Securities Sold............         1        (275)      23,130      31,303      63,561     101,576
    Futures...............................       262         110           --          --         457        (812)
    Foreign Currency Transactions*........       390         163           34        (543)       (790)     (1,523)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................     5,884       2,557      127,879      25,377     324,520       9,556
    Futures...............................       146         (17)          --          --          --          --
    Translation of Foreign Currency
     Denominated Amounts..................       190         (93)          (2)         18          45         (21)
                                             -------     -------   ----------  ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................     7,329       2,981      169,643     110,461     408,119     155,502
                                             -------     -------   ----------  ----------  ----------  ----------
Distributions From:
  Net Investment Income:
    Institutional Class Shares............      (330)       (534)     (13,978)    (49,445)    (25,472)    (40,500)
  Net Short-Term Gains:
    Institutional Class Shares............       (43)         --           --          --      (3,428)         --
  Net Long-Term Gains:
    Institutional Class Shares............       (56)         --      (30,527)    (90,351)    (92,100)    (37,112)
                                             -------     -------   ----------  ----------  ----------  ----------
     Total Distributions..................      (429)       (534)     (44,505)   (139,796)   (121,000)    (77,612)
                                             -------     -------   ----------  ----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued...........................    34,227      32,522      503,001     860,651     820,191   1,164,899
  Shares Issued in Lieu of Cash
   Distributions..........................       429         533       41,834     130,084     104,827      68,580
  Shares Redeemed.........................    (1,099)       (552)    (347,124)   (477,258)   (190,867)   (236,441)
                                             -------     -------   ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Capital Share Transactions..........    33,557      32,503      197,711     513,477     734,151     997,038
                                             -------     -------   ----------  ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................    40,457      34,950      322,849     484,142   1,021,270   1,074,928
Net Assets
  Beginning of Period.....................    34,950          --    2,797,177   2,313,035   2,907,673   1,832,745
                                             -------     -------   ----------  ----------  ----------  ----------
  End of Period...........................   $75,407     $34,950   $3,120,026  $2,797,177  $3,928,943  $2,907,673
                                             =======     =======   ==========  ==========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued...........................     2,921       3,216       18,597      34,114      38,724      59,256
  Shares Issued in Lieu of Cash
   Distributions..........................        39          53        1,554       5,452       5,106       3,782
  Shares Redeemed.........................       (93)        (53)     (12,873)    (18,952)     (9,052)    (12,340)
                                             -------     -------   ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Shares Issued and
      Redeemed............................     2,867       3,216        7,278      20,614      34,778      50,698
                                             =======     =======   ==========  ==========  ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income).......................   $   177     $   166   $   12,930  $    8,306  $    1,305  $    6,451

----------
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $13, $1 and $86, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                Emerging Markets Value     Emerging Markets Core
                                                                       Portfolio             Equity Portfolio
                                                               ------------------------  ------------------------
                                                               Six Months       Year     Six Months       Year
                                                                  Ended        Ended        Ended        Ended
                                                                April 30,     Oct. 31,    April 30,     Oct. 31,
                                                                  2013          2012        2013          2012
                                                               -----------  -----------  -----------  -----------
                                                               (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................................ $   103,607  $   308,227  $    60,426  $   155,928
  Net Realized Gain (Loss) on:
    Investment Securities Sold................................     377,401      362,676       (5,116)      (8,860)
    Futures...................................................          --       (1,255)          --        1,190
    Foreign Currency Transactions*............................        (927)      (4,701)      (1,834)      (1,300)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency................     913,032     (535,878)     674,241      122,105
    Translation of Foreign Currency Denominated Amounts.......          74         (113)         (45)         (51)
                                                               -----------  -----------  -----------  -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations..............................................   1,393,187      128,956      727,672      269,012
                                                               -----------  -----------  -----------  -----------
Distributions From:
  Net Investment Income:
    Class R2 Shares...........................................        (519)      (1,576)          --           --
    Institutional Class Shares................................    (105,739)    (285,978)     (51,518)    (139,837)
  Net Long-Term Gains:
    Class R2 Shares...........................................      (2,090)      (1,207)          --           --
    Institutional Class Shares................................    (342,441)    (187,999)          --           --
                                                               -----------  -----------  -----------  -----------
     Total Distributions......................................    (450,789)    (476,760)     (51,518)    (139,837)
                                                               -----------  -----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued...............................................   1,958,779    5,108,640    2,598,499    4,068,293
  Shares Issued in Lieu of Cash Distributions.................     422,106      439,131       46,677      126,291
  Shares Redeemed.............................................  (1,471,144)  (2,319,607)    (693,619)  (1,096,525)
                                                               -----------  -----------  -----------  -----------
     Net Increase (Decrease) from Capital Share
      Transactions............................................     909,741    3,228,164    1,951,557    3,098,059
                                                               -----------  -----------  -----------  -----------
     Total Increase (Decrease) in Net Assets..................   1,852,139    2,880,360    2,627,711    3,227,234
Net Assets
  Beginning of Period.........................................  16,688,730   13,808,370    8,594,707    5,367,473
                                                               -----------  -----------  -----------  -----------
  End of Period............................................... $18,540,869  $16,688,730  $11,222,418  $ 8,594,707
                                                               ===========  ===========  ===========  ===========
(1) Shares Issued and Redeemed:
  Shares Issued...............................................      66,301      181,833      129,044      218,730
  Shares Issued in Lieu of Cash Distributions.................      14,606       16,750        2,337        7,108
  Shares Redeemed.............................................     (50,080)     (82,979)     (34,705)     (60,020)
                                                               -----------  -----------  -----------  -----------
     Net Increase (Decrease) from Shares Issued and
      Redeemed................................................      30,827      115,604       96,676      165,818
                                                               ===========  ===========  ===========  ===========
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)............................. $    37,641  $    40,292  $    35,484  $    26,576

----------
* Net of foreign capital gain taxes withheld of $0, $310, $0 and $541, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                Enhanced U.S. Large Company Portfolio
                         --------------------------------------------------------------------------------     ------------------
                                                                                     Period
                         Six Months      Year      Year      Year       Year        Dec. 1,          Year        Six Months
                            Ended       Ended     Ended     Ended      Ended        2007 to         Ended           Ended
                          April 30,    Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,      Oct. 31,       Nov. 30,       April 30,
                            2013         2012      2011      2010       2009          2008           2007           2013
---------------------------------------------------------------------------------------------------------------------------------
                         (Unaudited)                                                                             (Unaudited)
Net Asset Value,
 Beginning of Period....  $   9.29     $   8.15  $   7.53  $   6.48  $   6.47    $  10.91        $  10.95     $     22.34
                          --------     --------  --------  --------  --------    --------        --------     -----------
Income from Investment
 Operations
----------------------
 Net Investment
  Income
  (Loss) (A)............      0.03         0.07      0.07      0.07      0.05        0.39            0.30            0.22
 Net Gains (Losses) on
  Securities (Realized
  and Unrealized).......      1.30         1.20      0.56      1.05      0.61       (3.74)           0.45            3.86
                          --------     --------  --------  --------  --------    --------        --------     -----------
  Total from
   Investment
   Operations...........      1.33         1.27      0.63      1.12      0.66       (3.35)           0.75            4.08
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment
  Income................     (0.06)       (0.13)    (0.01)    (0.07)    (0.59)      (0.36)          (0.36)          (0.25)
 Net Realized Gains.....        --           --        --        --     (0.06)      (0.73)          (0.43)             --
                          --------     --------  --------  --------  --------    --------        --------     -----------
  Total Distributions...     (0.06)       (0.13)    (0.01)    (0.07)    (0.65)      (1.09)          (0.79)          (0.25)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................  $  10.56     $   9.29  $   8.15  $   7.53  $   6.48    $   6.47        $  10.91     $     26.17
======================== ===========   ========  ========  ========  ========    ========        ========     ===========
Total Return............     14.35%(C)    15.84%     8.41%    17.40%    12.23%     (33.89)%(C)       7.13%          18.38%(C)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (thousands).....  $206,656     $190,011  $171,128  $157,730  $165,231    $200,331        $337,050     $10,292,975
Ratio of Expenses to
 Average Net
 Assets.................      0.25%(B)     0.25%     0.26%     0.26%     0.29%**     0.25%(B)(D)     0.25%(D)        0.27%(B)(D)
Ratio of Expenses to
 Average Net Assets
 (Excluding Fees Paid
 Indirectly)............      0.25%(B)     0.25%     0.26%     0.26%     0.29%**     0.25%(B)(D)     0.25%(D)        0.27%(B)(D)
Ratio of Net Investment
 Income to Average
 Net Assets.............      0.68%(B)     0.80%     0.86%     0.98%     0.86%       4.74%(B)        2.67%           1.87%(B)
Portfolio Turnover
 Rate...................        35%(C)       76%      140%       78%       46%*       N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------

                                               U.S. Large Cap Value Portfolio
                         -----------------------------------------------------------------------------------------
                                                                                          Period
                              Year           Year           Year           Year          Dec. 1,            Year
                             Ended          Ended          Ended          Ended          2007 to           Ended
                            Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,        Oct. 31,         Nov. 30,
                              2012           2011           2010           2009            2008             2007
---------------------------------------------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period.... $    19.29     $    18.58     $    15.81     $    14.58     $    24.44        $    25.40
                         ----------     ----------     ----------     ----------     ----------        ----------
Income from Investment
 Operations
----------------------
 Net Investment
  Income
  (Loss) (A)............       0.41           0.33           0.33           0.31           0.36              0.33
 Net Gains (Losses) on
  Securities (Realized
  and Unrealized).......       3.04           0.70           2.76           1.28          (8.83)            (0.43)
                         ----------     ----------     ----------     ----------     ----------        ----------
  Total from
   Investment
   Operations...........       3.45           1.03           3.09           1.59          (8.47)            (0.10)
---------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment
  Income................      (0.40)         (0.32)         (0.32)         (0.34)         (0.35)            (0.32)
 Net Realized Gains.....         --             --             --          (0.02)         (1.04)            (0.54)
                         ----------     ----------     ----------     ----------     ----------        ----------
  Total Distributions...      (0.40)         (0.32)         (0.32)         (0.36)         (1.39)            (0.86)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period................. $    22.34     $    19.29     $    18.58     $    15.81     $    14.58        $    24.44
======================== ==========     ==========     ==========     ==========     ==========        ==========
Total Return............      18.14%          5.53%         19.72%         11.76%        (36.63)%(C)        (0.49)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (thousands)..... $8,334,585     $7,340,344     $6,921,036     $5,863,652     $5,330,448        $7,535,552
Ratio of Expenses to
 Average Net
 Assets.................       0.27%(D)       0.28%(D)       0.28%(D)       0.30%(D)       0.28%(B)(D)       0.27%(D)
Ratio of Expenses to
 Average Net Assets
 (Excluding Fees Paid
 Indirectly)............       0.27%(D)       0.28%(D)       0.28%(D)       0.30%(D)       0.28%(B)(D)       0.27%(D)
Ratio of Net Investment
 Income to Average
 Net Assets.............       1.99%          1.63%          1.86%          2.26%          1.86%(B)          1.28%
Portfolio Turnover
 Rate...................        N/A            N/A            N/A            N/A            N/A               N/A
---------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
* For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, Enhanced U.S. Large Company Portfolio invests directly in securities rather than through the Series.
**Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                            U.S. Targeted Value Portfolio-Class R1 Shares+
                                                   ----------------------------------------------------------
                                                                                                         Period
                                                   Six Months      Year     Year    Year      Year      Jan. 31,
                                                      Ended       Ended    Ended    Ended    Ended     2008(a) to
                                                    April 30,    Oct. 31, Oct. 31, Oct.31,  Oct. 31,    Oct. 31,
                                                      2013         2012     2011    2010      2009        2008
---------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 17.28     $ 15.32  $ 14.75  $ 11.73  $ 10.92   $ 14.69
                                                     -------     -------  -------  -------  -------   -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................      0.14        0.15     0.10     0.07     0.12      0.13
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................      2.91        2.06     0.60     3.07     0.87     (3.76)
                                                     -------     -------  -------  -------  -------   -------
   Total from Investment Operations...............      3.05        2.21     0.70     3.14     0.99     (3.63)
---------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................     (0.16)      (0.13)   (0.10)   (0.12)   (0.18)    (0.14)
  Net Realized Gains..............................     (0.98)      (0.12)   (0.03)      --       --        --
                                                     -------     -------  -------  -------  -------   -------
   Total Distributions............................     (1.14)      (0.25)   (0.13)   (0.12)   (0.18)    (0.14)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................   $ 19.19     $ 17.28  $ 15.32  $ 14.75  $ 11.73   $ 10.92
=================================================  ===========   ======== ======== =======  ======== ==========
Total Return......................................     18.68%(C)   14.67%    4.69%   26.93%    9.36%   (24.96)%(C)
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............   $62,651     $49,423  $45,132  $41,316  $31,393   $25,599
Ratio of Expenses to Average Net Assets...........      0.48%(B)    0.48%    0.48%    0.49%    0.52%     0.50%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets...........................................      1.53%(B)    0.93%    0.61%    0.59%    1.12%     1.24%(B)(E)
Portfolio Turnover Rate...........................         7%(C)      20%      23%      20%      17%       20%(C)
---------------------------------------------------------------------------------------------------------------------

                                                            U.S. Targeted Value Portfolio-Class R2 Shares+
                                                   ----------------------------------------------------------
                                                                                                         Period
                                                   Six Months      Year     Year     Year     Year      June 30,
                                                      Ended       Ended    Ended    Ended    Ended     2008(a) to
                                                    April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31,    Oct. 31,
                                                      2013         2012     2011     2010     2009        2008
--------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 17.26     $ 15.31  $ 14.76   $11.74   $10.91   $ 13.94
                                                     -------     -------  -------   ------   ------   -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................      0.12        0.13     0.07     0.05     0.10      0.05
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................      2.91        2.05     0.60     3.07     0.88     (3.02)
                                                     -------     -------  -------   ------   ------   -------
   Total from Investment Operations...............      3.03        2.18     0.67     3.12     0.98     (2.97)
--------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................     (0.15)      (0.11)   (0.09)   (0.10)   (0.15)    (0.06)
  Net Realized Gains..............................     (0.98)      (0.12)   (0.03)      --       --        --
                                                     -------     -------  -------   ------   ------   -------
   Total Distributions............................     (1.13)      (0.23)   (0.12)   (0.10)   (0.15)    (0.06)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................   $ 19.16     $ 17.26  $ 15.31   $14.76   $11.74   $ 10.91
=================================================  ===========   ======== ======== ======== ======== ==========
Total Return......................................     18.59%(C)   14.46%    4.50%   26.66%    9.23%   (21.40)%(C)
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............   $17,311     $12,754  $10,918   $5,967   $2,930   $ 1,715
Ratio of Expenses to Average Net Assets...........      0.63%(B)    0.63%    0.63%    0.64%    0.67%     0.66%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets...........................................      1.37%(B)    0.78%    0.42%    0.44%    0.91%     1.35%(B)(E)
Portfolio Turnover Rate...........................         7%(C)      20%      23%      20%      17%       20%(C)
--------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
+ All per share amounts and net assets values prior to November 19, 2010 have been adjusted as a result of the reverse stock split on November 19, 2010. (Note G)

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                U.S. Targeted Value Portfolio-Institutional Class Shares
                               -------------------------------------------------------------------------------------
                                                                                                 Period
                                Six Months       Year        Year        Year        Year       Dec. 1,          Year
                                   Ended        Ended       Ended       Ended       Ended       2007 to         Ended
                                 April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,       Nov. 30,
                                   2013          2012        2011        2010        2009         2008           2007
---------------------------------------------------------------------------------------------------------------------------
                                (Unaudited)
Net Asset Value, Beginning of
 Period....................... $    17.28     $    15.32  $    14.76  $    11.70  $    10.84  $  15.89      $  18.69
                               ----------     ----------  ----------  ----------  ----------  --------      --------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)..................       0.15           0.17        0.12        0.09        0.12      0.18          0.20
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized).................       2.91           2.06        0.59        3.06        0.88     (4.68)        (1.32)
                               ----------     ----------  ----------  ----------  ----------  --------      --------
  Total from Investment
   Operations.................       3.06           2.23        0.71        3.15        1.00     (4.50)        (1.12)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........      (0.17)         (0.15)      (0.12)      (0.09)      (0.14)    (0.15)        (0.20)
 Net Realized Gains...........      (0.98)         (0.12)      (0.03)         --          --     (0.40)        (1.48)
                               ----------     ----------  ----------  ----------  ----------  --------      --------
  Total Distributions.........      (1.15)         (0.27)      (0.15)      (0.09)      (0.14)    (0.55)        (1.68)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period....................... $    19.19     $    17.28  $    15.32  $    14.76  $    11.70  $  10.84      $  15.89
============================== ===========    ==========  ==========  ==========  ==========  ========      ========
Total Return..................      18.72%(C)      14.78%       4.76%      27.02%       9.47%   (29.27)%(C)    (6.59)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $3,493,401     $2,989,632  $2,487,929  $2,223,982  $1,449,437  $855,448      $554,805
Ratio of Expenses to Average
 Net Assets...................       0.37%(B)       0.38%       0.38%       0.38%       0.41%     0.40%(B)      0.41%(D)**
Ratio of Net Investment
 Income to Average Net
 Assets.......................       1.66%(B)       1.03%       0.71%       0.69%       1.19%     1.39%(B)      1.12%
Portfolio Turnover Rate.......          7%(C)         20%         23%         20%         17%       20%(C)         9%(C)*
---------------------------------------------------------------------------------------------------------------------------

                                                                U.S. Small Cap Value Portfolio
                               ---------------------------------------------------------------------------------------------
                                                                                                     Period
                                Six Months       Year        Year        Year         Year          Dec. 1,            Year
                                   Ended        Ended       Ended       Ended        Ended          2007 to           Ended
                                 April 30,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,        Oct. 31,         Nov. 30,
                                   2013          2012        2011        2010         2009            2008             2007
--------------------------------------------------------------------------------------------------------------------------------
                                (Unaudited)
Net Asset Value, Beginning of
 Period....................... $    26.57     $    23.50  $    22.49  $    17.69  $    16.32    $    26.49        $    31.59
                               ----------     ----------  ----------  ----------  ----------    ----------        ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)..................       0.28           0.20        0.16        0.09        0.04          0.18              0.30
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized).................       4.43           3.38        1.00        4.79        1.54         (7.86)            (2.72)
                               ----------     ----------  ----------  ----------  ----------    ----------        ----------
  Total from Investment
   Operations.................       4.71           3.58        1.16        4.88        1.58         (7.68)            (2.42)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income........      (0.28)         (0.18)      (0.15)      (0.08)      (0.21)        (0.22)            (0.28)
 Net Realized Gains...........      (1.52)         (0.33)         --          --          --         (2.27)            (2.40)
                               ----------     ----------  ----------  ----------  ----------    ----------        ----------
  Total Distributions.........      (1.80)         (0.51)      (0.15)      (0.08)      (0.21)        (2.49)            (2.68)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period....................... $    29.48     $    26.57  $    23.50  $    22.49  $    17.69    $    16.32        $    26.49
============================== ===========    ==========  ==========  ==========  ==========    ==========        ==========
Total Return..................      18.83%(C)      15.60%       5.13%      27.69%       9.97%       (31.80)%(C)        (8.41)%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $8,001,377     $7,088,470  $6,540,863  $6,555,277  $5,669,659    $5,503,945        $8,802,846
Ratio of Expenses to Average
 Net Assets...................       0.52%(B)       0.52%       0.52%       0.52%       0.54%++       0.52%(B)(D)       0.52%(D)
Ratio of Net Investment
 Income to Average Net
 Assets.......................       2.03%(B)       0.78%       0.62%       0.43%       0.27%         0.86%(B)          0.98%
Portfolio Turnover Rate.......          6%(C)         15%         14%         19%         21%+         N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
* For the period March 30, 2007 through November 30, 2007. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series.
**Represents the combined ratios for the respective portfolio and for the period December 1, 2006 through March 29, 2007, its respective pro-rata share of its Master Fund Series.
+ For the period February 28, 2009 through October 31, 2009. Effective
  February 28, 2009, U.S. Small Cap Value Portfolio invests directly in securities rather than through the Series.
++Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)



                                                           U.S. Core Equity 1 Portfolio
                            -----------------------------------------------------------------------------------------
                                                                                               Period
                             Six Months       Year        Year        Year        Year        Dec. 1,         Year
                                Ended        Ended       Ended       Ended       Ended        2007 to        Ended
                              April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                2013          2012        2011        2010        2009          2008          2007
-----------------------------------------------------------------------------------------------------------------------
                             (Unaudited)
Net Asset Value, Beginning
 of Period................. $    12.11     $    10.78  $    10.18  $     8.54  $     7.81  $    11.83      $    11.50
                            ----------     ----------  ----------  ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...............       0.13           0.21        0.17        0.15        0.15        0.17            0.19
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..............       1.81           1.32        0.59        1.61        0.73       (4.03)           0.35
                            ----------     ----------  ----------  ----------  ----------  ----------      ----------
   Total from Investment
    Operations.............       1.94           1.53        0.76        1.76        0.88       (3.86)           0.54
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.....      (0.13)         (0.20)      (0.16)      (0.12)      (0.15)      (0.16)          (0.18)
 Net Realized Gains........         --             --          --          --          --          --           (0.03)
                            ----------     ----------  ----------  ----------  ----------  ----------      ----------
   Total Distributions.....      (0.13)         (0.20)      (0.16)      (0.12)      (0.15)      (0.16)          (0.21)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................... $    13.92     $    12.11  $    10.78  $    10.18  $     8.54  $     7.81      $    11.83
=========================== ===========    ==========  ==========  ==========  ==========  ==========      ==========
Total Return...............      16.11%(C)      14.29%       7.47%      20.80%      11.64%     (32.85)%(C)       4.68%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)............... $6,091,186     $4,876,973  $3,731,411  $2,897,409  $1,989,583  $1,320,562      $1,210,031
Ratio of Expenses to
 Average Net Assets........       0.19%(B)       0.19%       0.20%       0.20%       0.22%       0.20%(B)        0.20%
Ratio of Net Investment
 Income to Average Net
 Assets....................       2.01%(B)       1.79%       1.49%       1.53%       2.02%       1.78%(B)        1.53%
Portfolio Turnover Rate....          1%(C)          3%          5%          4%          7%          5%(C)          10%
-----------------------------------------------------------------------------------------------------------------------

                                                           U.S. Core Equity 2 Portfolio
                            -----------------------------------------------------------------------------------------
                                                                                               Period
                             Six Months       Year        Year        Year        Year        Dec. 1,         Year
                                Ended        Ended       Ended       Ended       Ended        2007 to        Ended
                              April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                2013          2012        2011        2010        2009          2008          2007
----------------------------------------------------------------------------------------------------------------------
                             (Unaudited)
Net Asset Value, Beginning
 of Period................. $    11.99     $    10.61  $    10.06  $     8.39  $     7.73  $    11.77      $    11.65
                            ----------     ----------  ----------  ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...............       0.13           0.20        0.16        0.14        0.14        0.17            0.19
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..............       1.84           1.36        0.54        1.64        0.66       (4.04)           0.13
                            ----------     ----------  ----------  ----------  ----------  ----------      ----------
   Total from Investment
    Operations.............       1.97           1.56        0.70        1.78        0.80       (3.87)           0.32
----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.....      (0.13)         (0.18)      (0.15)      (0.11)      (0.14)      (0.17)          (0.17)
 Net Realized Gains........      (0.10)            --          --          --          --          --           (0.03)
                            ----------     ----------  ----------  ----------  ----------  ----------      ----------
   Total Distributions.....      (0.23)         (0.18)      (0.15)      (0.11)      (0.14)      (0.17)          (0.20)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................... $    13.73     $    11.99  $    10.61  $    10.06  $     8.39  $     7.73      $    11.77
=========================== ===========    ==========  ==========  ==========  ==========  ==========      ==========
Total Return...............      16.59%(C)      14.81%       6.98%      21.41%      10.66%     (33.16)%(C)       2.78%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)............... $8,409,462     $6,923,984  $5,819,906  $4,990,367  $3,804,325  $2,501,028      $2,939,420
Ratio of Expenses to
 Average Net Assets........       0.22%(B)       0.22%       0.22%       0.23%       0.24%       0.23%(B)        0.23%
Ratio of Net Investment
 Income to Average Net
 Assets....................       1.98%(B)       1.74%       1.42%       1.47%       1.89%       1.77%(B)        1.55%
Portfolio Turnover Rate....          1%(C)          5%          9%          7%          4%          8%(C)           7%
----------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                             U.S. Vector Equity Portfolio
                                -------------------------------------------------------------------------------------
                                                                                                  Period
                                 Six Months       Year        Year        Year        Year       Dec. 1,        Year
                                    Ended        Ended       Ended       Ended       Ended       2007 to       Ended
                                  April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,     Nov. 30,
                                    2013          2012        2011        2010        2009         2008         2007
-----------------------------------------------------------------------------------------------------------------------
                                 (Unaudited)
Net Asset Value, Beginning of
 Period........................ $    11.61     $    10.28  $     9.82  $     8.03  $     7.48  $  11.38      $  11.79
                                ----------     ----------  ----------  ----------  ----------  --------      --------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................       0.11           0.16        0.12        0.10        0.11      0.15          0.16
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................       1.91           1.32        0.46        1.79        0.57     (3.89)        (0.25)
                                ----------     ----------  ----------  ----------  ----------  --------      --------
   Total from Investment
    Operations.................       2.02           1.48        0.58        1.89        0.68     (3.74)        (0.09)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.11)         (0.15)      (0.12)      (0.10)      (0.13)    (0.16)        (0.14)
 Net Realized Gains............      (0.02)            --          --          --          --        --         (0.18)
                                ----------     ----------  ----------  ----------  ----------  --------      --------
   Total Distributions.........      (0.13)         (0.15)      (0.12)      (0.10)      (0.13)    (0.16)        (0.32)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period. $    13.50     $    11.61  $    10.28  $     9.82  $     8.03  $   7.48      $  11.38
==============================  ===========    ==========  ==========  ==========  ==========  ========      ========
Total Return...................      17.52%(C)      14.55%       5.86%      23.65%       9.47%   (33.29)%(C)    (0.87)%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $2,456,010     $2,009,177  $1,851,895  $1,558,423  $1,178,114  $850,623      $959,742
Ratio of Expenses to Average
 Net Assets....................       0.32%(B)       0.32%       0.33%       0.33%       0.35%     0.34%(B)      0.34%
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Assumptions of
 Expenses and/or Recovery of
 Previously Waived Fees).......       0.32%(B)       0.32%       0.33%       0.33%       0.35%     0.34%(B)      0.33%
Ratio of Net Investment
 Income to Average Net Assets..       1.81%(B)       1.45%       1.11%       1.13%       1.60%     1.66%(B)      1.29%
Portfolio Turnover Rate........          2%(C)          9%         10%         11%         11%       11%(C)        14%
-----------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                    U.S. Small Cap Portfolio
                                ---------------------------------------------------------------------------------------------
                                                                                                      Period
                                 Six Months       Year        Year        Year         Year          Dec. 1,            Year
                                    Ended        Ended       Ended       Ended        Ended          2007 to           Ended
                                  April 30,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,        Oct. 31,         Nov. 30,
                                    2013          2012        2011        2010         2009            2008             2007
----------------------------------------------------------------------------------------------------------------------------------
                                 (Unaudited)
Net Asset Value, Beginning of
 Period........................ $    23.11     $    20.55  $    19.06  $    14.89  $    13.35    $    20.64        $    22.46
                                ----------     ----------  ----------  ----------  ----------    ----------        ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...................       0.22           0.25        0.18        0.13        0.06          0.14              0.21
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..................       3.39           2.53        1.49        4.17        1.65         (6.08)            (0.66)
                                ----------     ----------  ----------  ----------  ----------    ----------        ----------
   Total from Investment
    Operations.................       3.61           2.78        1.67        4.30        1.71         (5.94)            (0.45)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.23)         (0.22)      (0.18)      (0.13)      (0.17)        (0.17)            (0.21)
 Net Realized Gains............      (1.20)            --          --          --          --         (1.18)            (1.16)
                                ----------     ----------  ----------  ----------  ----------    ----------        ----------
   Total Distributions.........      (1.43)         (0.22)      (0.18)      (0.13)      (0.17)        (1.35)            (1.37)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $    25.29     $    23.11  $    20.55  $    19.06  $    14.89    $    13.35        $    20.64
=============================== ===========    ==========  ==========  ==========  ==========    ==========        ==========
Total Return...................      16.53%(C)      13.61%       8.76%      28.99%      13.08%       (30.67)%(C)        (2.17)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $5,533,151     $4,563,345  $3,770,323  $3,391,457  $2,522,001    $2,066,849        $3,285,093
Ratio of Expenses to Average
 Net Assets....................       0.37%(B)       0.37%       0.37%       0.37%       0.40%**       0.38%(B)(D)       0.38%(D)
Ratio of Net Investment Income
 to Average Net Assets.........       1.83%(B)       1.14%       0.84%       0.76%       0.50%         0.86%(B)          0.95%
Portfolio Turnover Rate........          7%(C)         16%         23%         19%         17%*         N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

                                                                    U.S. Micro Cap Portfolio
                                ---------------------------------------------------------------------------------------------
                                                                                                      Period
                                 Six Months       Year        Year        Year         Year          Dec. 1,            Year
                                    Ended        Ended       Ended       Ended        Ended          2007 to           Ended
                                  April 30,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,        Oct. 31,         Nov. 30,
                                    2013          2012        2011        2010         2009            2008             2007
---------------------------------------------------------------------------------------------------------------------------------
                                 (Unaudited)
Net Asset Value, Beginning of
 Period........................ $    14.84     $    13.24  $    12.25  $     9.57  $     9.19    $    14.80        $    16.83
                                ----------     ----------  ----------  ----------  ----------    ----------        ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...................       0.13           0.14        0.09        0.06        0.03          0.10              0.14
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..................       2.17           1.59        0.99        2.68        0.54         (4.32)            (0.69)
                                ----------     ----------  ----------  ----------  ----------    ----------        ----------
   Total from Investment
    Operations.................       2.30           1.73        1.08        2.74        0.57         (4.22)            (0.55)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.15)         (0.13)      (0.09)      (0.06)      (0.19)        (0.13)            (0.13)
 Net Realized Gains............      (0.76)            --          --          --          --         (1.26)            (1.35)
                                ----------     ----------  ----------  ----------  ----------    ----------        ----------
   Total Distributions.........      (0.91)         (0.13)      (0.09)      (0.06)      (0.19)        (1.39)            (1.48)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $    16.23     $    14.84  $    13.24  $    12.25  $     9.57    $     9.19        $    14.80
=============================== ===========    ==========  ==========  ==========  ==========    ==========        ==========
Total Return...................      16.47%(C)      13.13%       8.85%      28.77%       6.61%       (31.33)%(C)        (3.63)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $3,950,973     $3,437,958  $3,257,719  $3,178,286  $2,818,365    $2,924,225        $4,700,371
Ratio of Expenses to Average
 Net Assets....................       0.52%(B)       0.52%       0.52%       0.52%       0.54%**       0.53%(B)(D)       0.52%(D)
Ratio of Net Investment Income
 to Average Net Assets.........       1.66%(B)       0.99%       0.69%       0.58%       0.38%         0.91%(B)          0.89%
Portfolio Turnover Rate........          7%(C)         15%         14%          9%         12%*         N/A               N/A
---------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

* For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Portfolios invest directly in securities rather than through the Series.
**Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                              DFA Real Estate Securities Portfolio
                                   -----------------------------------------------------------------------------------------
                                                                                                      Period
                                    Six Months       Year        Year        Year        Year        Dec. 1,          Year
                                       Ended        Ended       Ended       Ended       Ended        2007 to         Ended
                                     April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,       Nov. 30,
                                       2013          2012        2011        2010        2009          2008           2007
-------------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period........................... $    25.83     $    23.25  $    21.24  $    15.29  $    16.16  $    27.20      $    33.80
                                   ----------     ----------  ----------  ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)......................       0.40           0.57        0.40        0.58        0.58        0.64            0.62
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized).....................       4.35           2.74        1.93        5.92       (0.62)      (9.28)          (5.64)
                                   ----------     ----------  ----------  ----------  ----------  ----------      ----------
   Total from Investment
    Operations....................       4.75           3.31        2.33        6.50       (0.04)      (8.64)          (5.02)
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.39)         (0.73)      (0.32)      (0.55)      (0.83)      (0.30)          (0.70)
 Net Realized Gains...............         --             --          --          --          --       (2.10)          (0.88)
                                   ----------     ----------  ----------  ----------  ----------  ----------      ----------
   Total Distributions............      (0.39)         (0.73)      (0.32)      (0.55)      (0.83)      (2.40)          (1.58)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    30.19     $    25.83  $    23.25  $    21.24  $    15.29  $    16.16      $    27.20
================================== ===========    ==========  ==========  ==========  ==========  ==========      ==========
Total Return......................      18.61%(C)      14.45%      11.09%      43.21%       0.98%     (34.46)%(C)     (15.45)%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $4,650,887     $3,716,389  $3,098,647  $2,689,552  $2,018,559  $1,746,961      $2,671,457
Ratio of Expenses to Average Net
 Assets...........................       0.18%(B)       0.22%       0.32%       0.33%       0.36%       0.33%(B)        0.33%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid
 Indirectly)......................       0.19%(B)       0.23%       0.32%       0.33%       0.36%       0.33%(B)        0.33%
Ratio of Net Investment Income to
 Average Net Assets...............       2.96%(B)       2.29%       1.76%       3.13%       4.54%       3.01%(B)        1.99%
Portfolio Turnover Rate...........          0%(C)          0%          3%          2%          2%         13%(C)          17%
-------------------------------------------------------------------------------------------------------------------------------

                                                                Large Cap International Portfolio
                                   ------------------------------------------------------------------------------------------
                                                                                                       Period
                                    Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                       Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                     April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                       2013          2012         2011        2010        2009          2008          2007
------------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period........................... $    18.33     $    17.91  $    19.42   $    18.02  $    14.81  $    27.18      $    23.60
                                   ----------     ----------  ----------   ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)......................       0.30           0.60        0.63         0.48        0.48        0.68            0.68
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized).....................       2.42           0.40       (1.53)        1.43        3.16      (12.06)           3.57
                                   ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total from Investment
    Operations....................       2.72           1.00       (0.90)        1.91        3.64      (11.38)           4.25
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.21)         (0.58)      (0.61)       (0.51)      (0.43)      (0.64)          (0.67)
 Net Realized Gains...............         --             --          --           --          --       (0.35)             --
                                   ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total Distributions............      (0.21)         (0.58)      (0.61)       (0.51)      (0.43)      (0.99)          (0.67)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    20.84     $    18.33  $    17.91   $    19.42  $    18.02  $    14.81      $    27.18
================================== ===========    ==========  ==========   ==========  ==========  ==========      ==========
Total Return......................      14.94%(C)       5.89%      (4.86)%      10.99%      25.20%     (43.14)%(C)      18.18%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $2,441,406     $2,055,759  $1,704,149   $1,616,686  $1,364,351  $1,206,860      $2,224,180
Ratio of Expenses to Average Net
 Assets...........................       0.29%(B)       0.30%       0.30%        0.30%       0.32%       0.29%(B)        0.29%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid
 Indirectly)......................       0.29%(B)       0.30%       0.30%        0.30%       0.32%       0.29%(B)        0.29%
Ratio of Net Investment Income to
 Average Net Assets...............       3.11%(B)       3.38%       3.19%        2.65%       3.14%       3.18%(B)        2.62%
Portfolio Turnover Rate...........          5%(C)          4%          3%           7%         12%         12%(C)           5%
------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                            International Core Equity Portfolio
                                ------------------------------------------------------------------------------------------
                                                                                                    Period
                                 Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                    Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                  April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                    2013          2012         2011        2010        2009          2008          2007
---------------------------------------------------------------------------------------------------------------------------
                                 (Unaudited)
Net Asset Value, Beginning of
 Period........................ $    10.10     $     9.89  $    10.78   $     9.79  $     7.46  $    14.35      $    12.82
                                ----------     ----------  ----------   ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................       0.16           0.31        0.33         0.23        0.23        0.37            0.35
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................       1.39           0.20       (0.89)        0.96        2.32       (6.76)           1.54
                                ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total from Investment
    Operations.................       1.55           0.51       (0.56)        1.19        2.55       (6.39)           1.89
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.09)         (0.30)      (0.33)       (0.20)      (0.22)      (0.35)          (0.32)
 Net Realized Gains............         --             --          --           --          --       (0.15)          (0.04)
                                ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total Distributions.........      (0.09)         (0.30)      (0.33)       (0.20)      (0.22)      (0.50)          (0.36)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period. $    11.56     $    10.10  $     9.89   $    10.78  $     9.79  $     7.46      $    14.35
==============================  ===========    ==========  ==========   ==========  ==========  ==========      ==========
Total Return...................      15.48%(C)       5.49%      (5.49)%      12.48%      34.81%     (45.76)%(C)      14.83%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $7,918,863     $6,482,738  $5,395,884   $4,866,989  $3,699,842  $1,981,049      $2,342,187
Ratio of Expenses to Average
 Net Assets....................       0.39%(B)       0.40%       0.40%        0.40%       0.41%       0.41%(B)        0.41%
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Assumption of
 Expenses and/or Recovery of
 Previously Waived Fees and
 Fees Paid Indirectly).........       0.39%(B)       0.40%       0.40%        0.40%       0.41%       0.41%(B)        0.41%
Ratio of Net Investment
 Income to Average Net Assets..       2.93%(B)       3.18%       2.96%        2.31%       2.84%       3.39%(B)        2.49%
Portfolio Turnover Rate........          2%(C)          5%          3%           2%          5%          4%(C)           4%
---------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

                (for a share outstanding throughout each period

                                                           International Small Company Portfolio
                                ------------------------------------------------------------------------------------------
                                                                                                    Period
                                 Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                    Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                  April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                    2013          2012         2011        2010        2009          2008          2007
----------------------------------------------------------------------------------------------------------------------------
                                 (Unaudited)
Net Asset Value, Beginning of
 Period........................ $    15.28     $    15.21  $    16.14   $    13.99  $    10.07  $    20.80      $    19.43
                                ----------     ----------  ----------   ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...................       0.19           0.38        0.40         0.28        0.28        0.44            0.43
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..................       2.13           0.39       (0.83)        2.13        3.91       (9.55)           2.07
                                ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total from Investment
    Operations.................       2.32           0.77       (0.43)        2.41        4.19       (9.11)           2.50
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.14)         (0.42)      (0.50)       (0.26)      (0.27)      (0.45)          (0.46)
 Net Realized Gains............      (0.09)         (0.28)         --           --          --       (1.17)          (0.67)
                                ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total Distributions.........      (0.23)         (0.70)      (0.50)       (0.26)      (0.27)      (1.62)          (1.13)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $    17.37     $    15.28  $    15.21   $    16.14  $    13.99  $    10.07      $    20.80
=============================== ===========    ==========  ==========   ==========  ==========  ==========      ==========
Total Return...................      15.38%(C)       5.63%      (2.92)%      17.61%      42.34%     (47.13)%(C)      13.29%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $7,387,997     $6,423,160  $5,834,015   $5,511,594  $4,269,864  $3,084,373      $5,597,209
Ratio of Expenses to Average
 Net Assets (D)................       0.56%(B)       0.56%       0.55%        0.56%       0.57%       0.55%(B)        0.55%
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Assumptions of
 Expenses and/or Recovery of
 Previously Waived
 Fees) (D).....................       0.56%(B)       0.56%       0.55%        0.56%       0.57%       0.55%           0.55%
Ratio of Net Investment Income
 to Average Net Assets.........       2.33%(B)       2.58%       2.37%        1.94%       2.48%       2.90%(B)        2.03%
----------------------------------------------------------------------------------------------------------------------------

                                                       Japanese Small Company Portfolio
                                ----------------------------------------------------------------------------
                                                                                         Period
                                Six Months      Year      Year      Year      Year      Dec. 1,        Year
                                   Ended       Ended     Ended     Ended     Ended      2007 to       Ended
                                 April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,     Nov. 30,
                                   2013         2012      2011      2010      2009        2008         2007
--------------------------------------------------------------------------------------------------------------
                                (Unaudited)
Net Asset Value, Beginning of
 Period........................  $  14.99     $  15.24  $  14.13  $  14.32  $  11.97  $  16.75      $  17.23
                                 --------     --------  --------  --------  --------  --------      --------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...................      0.18         0.29      0.27      0.22      0.22      0.29          0.27
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..................      3.66        (0.26)     1.08     (0.18)     2.39     (4.78)        (0.52)
                                 --------     --------  --------  --------  --------  --------      --------
   Total from Investment
    Operations.................      3.84         0.03      1.35      0.04      2.61     (4.49)        (0.25)
--------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........     (0.13)       (0.28)    (0.24)    (0.23)    (0.26)    (0.29)        (0.23)
 Net Realized Gains............        --           --        --        --        --        --            --
                                 --------     --------  --------  --------  --------  --------      --------
   Total Distributions.........     (0.13)       (0.28)    (0.24)    (0.23)    (0.26)    (0.29)        (0.23)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................  $  18.70     $  14.99  $  15.24  $  14.13  $  14.32  $  11.97      $  16.75
=============================== ===========   ========  ========  ========  ========  ========      ========
Total Return...................     25.82%(C)     0.20%     9.57%     0.33%    22.08%   (27.16)%(C)    (1.51)%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................  $495,511     $293,968  $163,120  $114,933  $114,058  $133,373      $199,080
Ratio of Expenses to Average
 Net Assets (D)................      0.57%(B)     0.57%     0.56%     0.57%     0.59%     0.58%(B)      0.56%
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Assumptions of
 Expenses and/or Recovery of
 Previously Waived
 Fees) (D).....................      0.57%(B)     0.57%     0.56%     0.57%     0.59%     0.58%(B)      0.56%
Ratio of Net Investment Income
 to Average Net Assets.........      2.24%(B)     1.88%     1.74%     1.52%     1.68%     2.18%(B)      1.51%
--------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                               Asia Pacific Small Company Portfolio
                                           ----------------------------------------------------------------------------
                                                                                                     Period
                                           Six Months      Year       Year      Year      Year      Dec. 1,      Year
                                              Ended       Ended      Ended     Ended     Ended      2007 to     Ended
                                            April 30,    Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,   Nov. 30,
                                              2013         2012       2011      2010      2009        2008       2007
-------------------------------------------------------------------------------------------------------------------------
                                           (Unaudited)
Net Asset Value, Beginning of Period......  $  23.22     $  23.04  $  25.64   $  20.59  $  11.67  $ 28.73      $  20.26
                                            --------     --------  --------   --------  --------  -------      --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).........      0.33         0.87      0.85       0.69      0.50     0.83          0.79
 Net Gains (Losses) on Securities
  (Realized and Unrealized)...............      2.04         0.58     (2.16)      4.99      8.95   (17.04)         8.43
                                            --------     --------  --------   --------  --------  -------      --------
   Total from Investment Operations.......      2.37         1.45     (1.31)      5.68      9.45   (16.21)         9.22
-------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income....................     (0.78)       (1.27)    (1.29)     (0.63)    (0.53)   (0.85)        (0.75)
 Net Realized Gains.......................        --           --        --         --        --       --            --
 Return of Capital........................        --           --        --         --        --       --            --
                                            --------     --------  --------   --------  --------  -------      --------
   Total Distributions....................     (0.78)       (1.27)    (1.29)     (0.63)    (0.53)   (0.85)        (0.75)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............  $  24.81     $  23.22  $  23.04   $  25.64  $  20.59  $ 11.67      $  28.73
========================================== ===========   ========  ========   ========  ========  ========     ========
Total Return..............................     10.47%(C)     7.09%    (5.59)%    28.36%    84.11%  (57.94)%(C)    46.55%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).....  $270,911     $238,191  $139,262   $131,511  $101,853  $64,044      $146,307
Ratio of Expenses to Average Net
 Assets (D)...............................      0.59%(B)     0.59%     0.60%      0.63%     0.65%    0.62%(B)      0.62%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumptions of
 Expenses and/or Recovery of Previously
 Waived Fees) (D).........................      0.59%(B)     0.59%     0.60%      0.61%     0.65%    0.61%(B)      0.59%
Ratio of Net Investment Income to Average
 Net Assets...............................      2.72%(B)     3.91%     3.34%      3.14%     3.53%    3.85%(B)      3.13%
-------------------------------------------------------------------------------------------------------------------------

                                                            United Kingdom Small Company Portfolio
                                           -----------------------------------------------------------------------
                                                                                                 Period
                                           Six Months      Year     Year      Year     Year     Dec. 1,      Year
                                              Ended       Ended    Ended     Ended    Ended     2007 to     Ended
                                            April 30,    Oct. 31, Oct. 31,  Oct. 31, Oct. 31,   Oct. 31,   Nov. 30,
                                              2013         2012     2011      2010     2009       2008       2007
-------------------------------------------------------------------------------------------------------------------
                                           (Unaudited)
Net Asset Value, Beginning of Period......   $ 27.81     $ 23.44  $ 24.24   $ 19.83  $ 14.27  $ 31.29      $ 32.97
                                             -------     -------  -------   -------  -------  -------      -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).........      0.34        0.69     0.82      0.50     0.55     0.77         0.78
 Net Gains (Losses) on Securities
  (Realized and Unrealized)...............      3.77        4.47    (0.85)     4.41     5.44   (15.84)       (0.08)
                                             -------     -------  -------   -------  -------  -------      -------
   Total from Investment Operations.......      4.11        5.16    (0.03)     4.91     5.99   (15.07)        0.70
-------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income....................     (0.35)      (0.79)   (0.77)    (0.50)   (0.43)   (0.72)       (1.03)
 Net Realized Gains.......................        --          --       --        --       --    (1.22)       (1.35)
 Return of Capital........................        --          --       --        --       --    (0.01)          --
                                             -------     -------  -------   -------  -------  -------      -------
   Total Distributions....................     (0.35)      (0.79)   (0.77)    (0.50)   (0.43)   (1.95)       (2.38)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............   $ 31.57     $ 27.81  $ 23.44   $ 24.24  $ 19.83  $ 14.27      $ 31.29
========================================== ===========   ======== ========  ======== ======== ========     ========
Total Return..............................     14.93%(C)   22.82%   (0.28)%   25.37%   42.81%  (50.97)%(C)    1.94%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).....   $33,309     $31,316  $33,869   $33,751  $27,863  $25,883      $37,139
Ratio of Expenses to Average Net
 Assets (D)...............................      0.59%(B)    0.60%    0.60%     0.60%    0.61%    0.59%(B)     0.59%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumptions of
 Expenses and/or Recovery of Previously
 Waived Fees) (D).........................      0.64%(B)    0.63%    0.62%     0.64%    0.70%    0.65%(B)     0.62%
Ratio of Net Investment Income to Average
 Net Assets...............................      2.36%(B)    2.83%    3.26%     2.39%    3.62%    3.41%(B)     2.28%
-------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                 Continental Small Company Portfolio
                                   -----------------------------------------------------------------------------------
                                                                                                            Period
                                     Six Months         Year         Year         Year         Year        Dec. 1,
                                        Ended          Ended        Ended        Ended        Ended        2007 to
                                      April 30,       Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,      Oct. 31,
                                        2013            2012         2011         2010         2009          2008
-----------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period...........................  $  14.51        $  14.66     $  16.93     $  15.02     $  10.73     $ 22.95
                                    --------        --------     --------     --------     --------     -------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)......................      0.17            0.39         0.39         0.27         0.28        0.52
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized).....................      2.17           (0.17)       (2.20)        1.89         4.29      (11.32)
                                    --------        --------     --------     --------     --------     -------
   Total from Investment
    Operations....................      2.34            0.22        (1.81)        2.16         4.57      (10.80)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............     (0.07)          (0.37)       (0.46)       (0.25)       (0.28)      (0.45)
 Net Realized Gains...............        --              --           --           --           --       (0.96)
 Return of Capital................        --              --           --           --           --       (0.01)
                                    --------        --------     --------     --------     --------     -------
   Total Distributions............     (0.07)          (0.37)       (0.46)       (0.25)       (0.28)      (1.42)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....  $  16.78        $  14.51     $  14.66     $  16.93     $  15.02     $ 10.73
================================== ===========      ========     ========     ========     ========     ========
Total Return......................     16.22%(C)        1.85%      (11.09)%      14.85%       43.12%     (49.89)%(C)
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................  $115,651        $106,316     $117,452     $128,106     $110,926     $93,988
Ratio of Expenses to Average Net
 Assets...........................      0.59%(B)(D)     0.59%(D)     0.58%(D)     0.59%(D)     0.62%(D)    0.59%(B)(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid
 Indirectly)......................      0.59%(B)(D)     0.59%(D)     0.58%(D)     0.59%(D)     0.61%(D)    0.59%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets...............      2.12%(B)        2.78%        2.25%        1.78%        2.39%       3.04%(B)
Portfolio Turnover Rate...........       N/A             N/A          N/A          N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------

                                   ---------

                                       Year
                                      Ended
                                     Nov. 30,
                                       2007
------------------------------------------------

Net Asset Value, Beginning of
 Period........................... $  20.47
                                   --------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)......................     0.40
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized).....................     3.00
                                   --------
   Total from Investment
    Operations....................     3.40
------------------------------------------------
Less Distributions
------------------
 Net Investment Income............    (0.38)
 Net Realized Gains...............    (0.54)
 Return of Capital................       --
                                   --------
   Total Distributions............    (0.92)
------------------------------------------------
Net Asset Value, End of Period.... $  22.95
================================== ========
Total Return......................    16.99%
------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $170,909
Ratio of Expenses to Average Net
 Assets...........................     0.61%(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid
 Indirectly)......................     0.57%(D)
Ratio of Net Investment Income to
 Average Net Assets...............     1.70%
Portfolio Turnover Rate...........      N/A
------------------------------------------------

                                                       DFA International Real Estate Securities Portfolio
                                   -----------------------------------------------------------------------------------
                                                                                                  Period         Period
                                    Six Months       Year         Year       Year      Year      Dec. 1,        March 1,
                                       Ended        Ended        Ended      Ended     Ended      2007 to       2007(a) to
                                     April 30,     Oct. 31,     Oct. 31,   Oct. 31,  Oct. 31,    Oct. 31,       Nov. 30,
                                       2013          2012         2011       2010      2009        2008           2007
-----------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period........................... $     5.67     $     4.90  $     5.58   $   5.24  $   4.18  $   9.35       $  10.00
                                   ----------     ----------  ----------   --------  --------  --------       --------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)......................       0.11           0.27        0.30       0.31      0.26      0.34           0.23
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized).....................       0.67           0.75       (0.33)      0.58      0.91     (5.08)         (0.76)
                                   ----------     ----------  ----------   --------  --------  --------       --------
   Total from Investment
    Operations....................       0.78           1.02       (0.03)      0.89      1.17     (4.74)         (0.53)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.66)         (0.25)      (0.65)     (0.55)    (0.11)    (0.43)         (0.12)
 Net Realized Gains...............         --             --          --         --        --        --             --
 Return of Capital................         --             --          --         --        --        --             --
                                   ----------     ----------  ----------   --------  --------  --------       --------
   Total Distributions............      (0.66)         (0.25)      (0.65)     (0.55)    (0.11)    (0.43)         (0.12)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $     5.79     $     5.67  $     4.90   $   5.58  $   5.24  $   4.18       $   9.35
================================== ===========    ==========  ==========   ========  ========  ========      ==========
Total Return......................      15.42%(C)      22.34%      (0.43)%    18.96%    29.25%   (52.85)%(C)     (5.38)%(C)
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $1,969,397     $1,531,708  $1,060,156   $958,554  $742,329  $394,480       $336,840
Ratio of Expenses to Average Net
 Assets...........................       0.40%(B)       0.41%       0.42%      0.41%     0.43%     0.44%(B)       0.48%(B)(E)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid
 Indirectly)......................       0.40%(B)       0.41%       0.42%      0.41%     0.43%     0.44%(B)       0.48%(B)(E)
Ratio of Net Investment Income to
 Average Net Assets...............       4.12%(B)       5.45%       5.73%      6.42%     6.40%     5.20%(B)       3.50%(B)(E)
Portfolio Turnover Rate...........          5%(C)          3%          7%         6%        5%        1%(C)          2%(C)
-----------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                          DFA Global Real Estate Securities Portfolio
                                   --------------------------------------------------------------------------------
                                                                                                                Period
                                      Six Months          Year          Year         Year         Year         June 4,
                                         Ended           Ended         Ended        Ended        Ended        2008(a) to
                                       April 30,        Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,       Oct. 31,
                                         2013             2012          2011         2010         2009           2008
------------------------------------------------------------------------------------------------------------------------------
                                      (Unaudited)
Net Asset Value, Beginning of
 Period........................... $     9.33        $     8.21     $   8.28     $   6.75     $   6.04      $ 10.00
                                   ----------        ----------     --------     --------     --------      -------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................       0.48              0.29         0.41         0.40         0.19           --
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......       1.03              1.07         0.06         1.60         0.62        (3.96)
                                   ----------        ----------     --------     --------     --------      -------
   Total from Investment
    Operations....................       1.51              1.36         0.47         2.00         0.81        (3.96)
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.60)            (0.24)       (0.54)       (0.47)       (0.10)          --
 Net Realized Gains...............         --                --           --           --           --           --
                                   ----------        ----------     --------     --------     --------      -------
   Total Distributions............      (0.60)            (0.24)       (0.54)       (0.47)       (0.10)          --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    10.24        $     9.33     $   8.21     $   8.28     $   6.75      $  6.04
================================== ===========       ==========     ========     ========     ========     ==========
Total Return......................      17.18%(C)         17.33%        6.17%       31.38%       13.81%      (39.60)%(C)
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $1,729,514        $1,315,547     $869,348     $695,461     $432,502      $90,672
Ratio of Expenses to Average Net
 Assets...........................       0.32%(B)(D)       0.34%(D)     0.41%(D)     0.41%(D)     0.47%(D)     0.54%(B)(D)(E)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid Indirectly)...       0.55%(B)(D)       0.60%(D)     0.73%(D)     0.73%(D)     0.79%(D)     0.86%(B)(D)(E)
Ratio of Net Investment Income to
 Average Net Assets...............      10.24%(B)          3.38%        5.01%        5.59%        3.40%       (0.04)%(B)(E)
Portfolio Turnover Rate...........        N/A               N/A          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------

                                                           DFA International Small Cap Value Portfolio
                                   -------------------------------------------------------------------------------------------
                                                                                                        Period
                                     Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                        Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                      April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                        2013          2012         2011        2010        2009          2008          2007
-------------------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period........................... $     15.16     $    14.85  $    16.16   $    14.92  $    10.82  $    22.05      $    21.71
                                   -----------     ----------  ----------   ----------  ----------  ----------      ----------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................        0.22           0.34        0.34         0.24        0.26        0.52            0.46
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......        2.70           0.61       (0.98)        1.22        4.14       (9.60)           1.66
                                   -----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total from Investment
    Operations....................        2.92           0.95       (0.64)        1.46        4.40       (9.08)           2.12
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............       (0.13)         (0.36)      (0.38)       (0.22)      (0.24)      (0.58)          (0.53)
 Net Realized Gains...............       (0.21)         (0.28)      (0.29)          --       (0.06)      (1.57)          (1.25)
                                   -----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total Distributions............       (0.34)         (0.64)      (0.67)       (0.22)      (0.30)      (2.15)          (1.78)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $     17.74     $    15.16  $    14.85   $    16.16  $    14.92  $    10.82      $    22.05
================================== ===========     ==========  ==========   ==========  ==========  ==========      ==========
Total Return......................       19.60%(C)       6.92%      (4.39)%      10.01%      41.42%     (45.17)%(C)      10.25%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $10,008,959     $8,266,610  $7,459,144   $7,655,318  $6,859,957  $4,799,748      $8,180,859
Ratio of Expenses to Average Net
 Assets...........................        0.70%(B)       0.71%       0.70%        0.70%       0.71%       0.69%(B)        0.69%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid Indirectly)...        0.70%(B)       0.71%       0.70%        0.70%       0.71%       0.69%(B)        0.69%
Ratio of Net Investment Income to
 Average Net Assets...............        2.66%(B)       2.30%       2.05%        1.57%       2.19%       3.22%(B)        2.03%
Portfolio Turnover Rate...........           4%(C)         18%         16%          18%         22%         16%(C)          18%
-------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                            International Vector Equity Portfolio
                                                            ------------------------------------------------------

                                                            Six Months      Year       Year      Year      Year
                                                               Ended       Ended      Ended     Ended     Ended
                                                             April 30,    Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
                                                               2013         2012       2011      2010      2009
-------------------------------------------------------------------------------------------------------------------
                                                            (Unaudited)
Net Asset Value, Beginning of Period.......................  $   9.33     $   9.34  $  10.28   $   9.22  $   6.74
                                                             --------     --------  --------   --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).........................      0.13         0.27      0.29       0.18      0.17
  Net Gains (Losses) on Securities (Realized and
   Unrealized).............................................      1.34         0.14     (0.87)      1.05      2.46
                                                             --------     --------  --------   --------  --------
   Total from Investment Operations........................      1.47         0.41     (0.58)      1.23      2.63
-------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income....................................     (0.07)       (0.27)    (0.29)     (0.17)    (0.15)
  Net Realized Gains.......................................     (0.03)       (0.15)    (0.07)        --        --
                                                             --------     --------  --------   --------  --------
   Total Distributions.....................................     (0.10)       (0.42)    (0.36)     (0.17)    (0.15)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................  $  10.70     $   9.33  $   9.34   $  10.28  $   9.22
=========================================================== ===========   ========  ========   ========  ========
Total Return...............................................     15.96%(C)     4.90%    (5.99)%    13.62%    39.52%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......................  $707,597     $561,399  $410,580   $363,123  $262,544
Ratio of Expenses to Average Net Assets....................      0.52%(B)     0.54%     0.54%      0.54%     0.60%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly).....................      0.52%(B)     0.54%     0.54%      0.53%     0.59%
Ratio of Net Investment Income to Average Net Assets.......      2.72%(B)     2.94%     2.73%      1.91%     2.31%
Portfolio Turnover Rate....................................         3%(C)        5%       10%         5%        8%
-------------------------------------------------------------------------------------------------------------------

                                                            ---------
                                                                Period
                                                               Aug. 14,
                                                              2008(a) to
                                                               Oct. 31,
                                                                 2008
----------------------------------------------------------------------------

Net Asset Value, Beginning of Period.......................  $ 10.00
                                                             -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).........................     0.06
  Net Gains (Losses) on Securities (Realized and
   Unrealized).............................................    (3.32)
                                                             -------
   Total from Investment Operations........................    (3.26)
----------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income....................................       --
  Net Realized Gains.......................................       --
                                                             -------
   Total Distributions.....................................       --
----------------------------------------------------------------------------
Net Asset Value, End of Period.............................  $  6.74
=========================================================== ==========
Total Return...............................................   (32.60)%(C)
----------------------------------------------------------------------------
Net Assets, End of Period (thousands)......................  $66,774
Ratio of Expenses to Average Net Assets....................     0.60%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly).....................     1.15%(B)(E)
Ratio of Net Investment Income to Average Net Assets.......     3.01%(B)(E)
Portfolio Turnover Rate....................................        0%(C)
----------------------------------------------------------------------------

                                                                           World ex U.S. Value Portfolio
                                                            -------------------------------------------------
                                                                                                          Period
                                                             Six Months         Year        Year         Aug. 23,
                                                                Ended          Ended       Ended        2010(a) to
                                                              April 30,       Oct. 31,    Oct. 31,       Oct. 31,
                                                                2013            2012        2011           2010
-----------------------------------------------------------------------------------------------------------------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period.......................   $  9.94        $  9.96     $ 11.35      $ 10.00
                                                              -------        -------     -------      -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).........................      0.13           0.29        0.30         0.02
  Net Gains (Losses) on Securities (Realized and
   Unrealized).............................................      1.15          (0.05)      (1.35)        1.33
                                                              -------        -------     -------      -------
   Total from Investment Operations........................      1.28           0.24       (1.05)        1.35
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income....................................     (0.11)         (0.26)      (0.26)          --
  Net Realized Gains.......................................        --             --       (0.08)          --
                                                              -------        -------     -------      -------
   Total Distributions.....................................     (0.11)         (0.26)      (0.34)          --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................   $ 11.11        $  9.94     $  9.96      $ 11.35
=========================================================== ===========      ========    ========    ==========
Total Return...............................................     12.92%(C)       2.70%      (9.59)%      13.50%(C)
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......................   $92,175        $57,197     $47,165      $29,616
Ratio of Expenses to Average Net Assets....................      0.60%(B)(D)    0.60%(D)    0.60%(D)     0.90%(B)(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly).....................      0.81%(B)(D)    0.84%(D)    0.91%(D)     1.37%(B)(D)(E)
Ratio of Net Investment Income to Average Net Assets.......      2.53%(B)       2.97%       2.64%        0.76%(B)(E)
Portfolio Turnover Rate....................................       N/A            N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                     World ex U.S.           World ex U.S.          Selectively Hedged
                                Targeted Value Portfolio Core Equity Portfolio    Global Equity Portfolio
                                ------------------------ --------------------- ----------------------
                                         Period                 Period                           Period
                                        Nov. 1,                April 9,        Six Months       Nov. 14,
                                       2012(a) to             2013(a) to          Ended        2011(a) to
                                       April 30,               April 30,        April 30,       Oct. 31,
                                          2013                   2013             2013            2012
------------------------------------------------------------------------------------------------------------
                                      (Unaudited)             (Unaudited)      (Unaudited)
Net Asset Value, Beginning of
 Period........................         $ 10.00                 $10.00           $ 10.87      $ 10.00
                                        -------                 ------           -------      -------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................            0.05                     --              0.07         0.22
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................            1.49                   0.16              1.59         0.87
                                        -------                 ------           -------      -------
   Total from Investment
    Operations.................            1.54                   0.16              1.66         1.09
------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........           (0.05)                    --             (0.10)       (0.22)
 Net Realized Gains............              --                     --             (0.03)          --
                                        -------                 ------           -------      -------
   Total Distributions.........           (0.05)                    --             (0.13)       (0.22)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.         $ 11.49                 $10.16           $ 12.40      $ 10.87
==============================  ======================== ===================== ===========   ==========
Total Return...................           15.49%(C)               1.60%(C)         15.42%(C)    11.11%(C)
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................         $60,321                 $  907           $75,407      $34,950
Ratio of Expenses to Average
 Net Assets (D)................            0.80%(B)(E)            0.47%(B)(E)       0.40%(B)     0.40%(B)(E)
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Assumption of
 Expenses and/or Recovery of
 Previously Waived Fees) (D)...            1.32%(B)(E)            7.66%(B)(E)       0.77%(B)     1.00%(B)(E)
Ratio of Net Investment
 Income to Average Net Assets..            0.95%(B)(E)           (0.07)%(B)(E)      1.25%(B)     2.13%(B)(E)
Portfolio Turnover Rate........                                                      N/A          N/A
------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                           Emerging Markets Portfolio
                           ------------------------------------------------------------------------------------------
                                                                                               Period
                            Six Months       Year         Year        Year        Year        Dec. 1,         Year
                               Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                             April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                               2013          2012         2011        2010        2009          2008          2007
-----------------------------------------------------------------------------------------------------------------------
                            (Unaudited)
Net Asset Value,
 Beginning of Period...... $    26.06     $    26.68  $    30.90   $    25.23  $    17.05  $    35.23      $    25.40
                           ----------     ----------  ----------   ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A).............       0.17           0.55        0.61         0.48        0.42        0.70            0.64
  Net Gains (Losses) on
   Securities (Realized
   and Unrealized)........       1.41           0.37       (2.53)        6.07        8.42      (16.85)           9.88
                           ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total from
    Investment
    Operations............       1.58           0.92       (1.92)        6.55        8.84      (16.15)          10.52
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment
   Income.................      (0.13)         (0.50)      (0.53)       (0.46)      (0.41)      (0.69)          (0.53)
  Net Realized Gains......      (0.28)         (1.04)      (1.77)       (0.42)      (0.25)      (1.34)          (0.16)
                           ----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total
    Distributions.........      (0.41)         (1.54)      (2.30)       (0.88)      (0.66)      (2.03)          (0.69)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period................... $    27.23     $    26.06  $    26.68   $    30.90  $    25.23  $    17.05      $    35.23
========================== ===========    ==========  ==========   ==========  ==========  ==========      ==========
Total Return..............       6.08%(C)       4.08%      (6.82)%      26.53%      53.39%     (48.37)%(C)      42.08%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).............. $3,120,026     $2,797,177  $2,313,035   $2,372,498  $1,966,288  $1,508,260      $3,388,442
Ratio of Expenses to
 Average Net
 Assets (D)...............       0.59%(B)       0.61%       0.61%        0.60%       0.62%       0.60%(B)        0.60%
Ratio of Net Investment
 Income to Average Net
 Assets...................       1.25%(B)       2.14%       2.07%        1.76%       2.15%       2.59%(B)        2.12%
-----------------------------------------------------------------------------------------------------------------------

                                                     Emerging Markets Small Cap Portfolio
                           ----------------------------------------------------------------------------------------
                                                                                              Period
                            Six Months       Year         Year        Year        Year       Dec. 1,        Year
                               Ended        Ended        Ended       Ended       Ended       2007 to       Ended
                             April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,     Nov. 30,
                               2013          2012         2011        2010        2009         2008         2007
--------------------------------------------------------------------------------------------------------------------
                            (Unaudited)
Net Asset Value,
 Beginning of Period...... $    20.33     $    19.85  $    24.26   $    17.45  $     9.33  $  23.74      $    17.96
                           ----------     ----------  ----------   ----------  ----------  --------      ----------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A).............       0.12           0.40        0.42         0.34        0.26      0.44            0.31
  Net Gains (Losses) on
   Securities (Realized
   and Unrealized)........       2.42           0.83       (3.67)        6.79        8.14    (12.95)           6.86
                           ----------     ----------  ----------   ----------  ----------  --------      ----------
   Total from
    Investment
    Operations............       2.54           1.23       (3.25)        7.13        8.40    (12.51)           7.17
--------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment
   Income.................      (0.16)         (0.35)      (0.40)       (0.32)      (0.28)    (0.41)          (0.26)
  Net Realized Gains......      (0.61)         (0.40)      (0.76)          --          --     (1.49)          (1.13)
                           ----------     ----------  ----------   ----------  ----------  --------      ----------
   Total
    Distributions.........      (0.77)         (0.75)      (1.16)       (0.32)      (0.28)    (1.90)          (1.39)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period................... $    22.10     $    20.33  $    19.85   $    24.26  $    17.45  $   9.33      $    23.74
========================== ===========    ==========  ==========   ==========  ==========  ========      ==========
Total Return..............      12.81%(C)       6.71%     (14.03)%      41.33%      91.35%   (57.00)%(C)      42.58%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).............. $3,928,943     $2,907,673  $1,832,745   $1,833,038  $1,133,958  $547,329      $1,458,152
Ratio of Expenses to
 Average Net
 Assets (D)...............       0.79%(B)       0.82%       0.79%        0.78%       0.80%     0.77%(B)        0.78%
Ratio of Net Investment
 Income to Average Net
 Assets...................       1.16%(B)       2.01%       1.86%        1.70%       2.05%     2.61%(B)        1.48%
--------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                  Emerging Markets Value Portfolio-Class R2 Shares+
                          -----------------------------------------------------------        ---------------
                                                                                 Period
                          Six Months      Year     Year      Year     Year      Jan. 29,       Six Months
                             Ended       Ended    Ended     Ended    Ended     2008(a) to         Ended
                           April 30,    Oct. 31, Oct. 31,  Oct. 31, Oct. 31,    Oct. 31,        April 30,
                             2013         2012     2011      2010     2009        2008            2013
-------------------------------------------------------------------------------------------------------------
                          (Unaudited)                                                          (Unaudited)
Net Asset Value,
 Beginning of Period.....  $  28.21     $ 29.02  $ 36.35   $ 46.84  $ 85.43   $187.35        $     28.22
                           --------     -------  -------   -------  -------   -------        -----------
Income from Investment
 Operations
----------------------
  Net Investment
   Income
   (Loss) (A)............      0.13        0.50     0.20      0.56     0.56      3.93               0.17
  Net Gains (Losses) on
   Securities (Realized
   and Unrealized).......      2.19       (0.45)   (5.45)     9.18    21.36    (92.36)              2.18
                           --------     -------  -------   -------  -------   -------        -----------
Total from Investment
 Operations..............      2.32        0.05    (5.25)     9.74    21.92    (88.43)              2.35
-------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment
   Income................     (0.15)      (0.47)   (0.45)    (7.12)   (6.00)   (13.49)             (0.18)
  Net Realized Gains.....     (0.59)      (0.39)   (1.63)   (13.11)  (54.52)       --              (0.59)
                           --------     -------  -------   -------  -------   -------        -----------
Total Distributions......     (0.74)      (0.86)   (2.08)   (20.23)  (60.52)   (13.49)             (0.77)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period..................  $  29.79     $ 28.21  $ 29.02   $ 36.35  $ 46.83   $ 85.43        $     29.80
========================  ===========   ======== ========  ======== ======== ==========      ===========
Total Return.............      8.27%(C)    0.43%  (15.24)%   29.71%   78.29%   (50.51)%(C)          8.40%(C)
-------------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (thousands)......  $109,510     $99,111  $78,157   $39,668  $ 5,082   $ 1,799        $18,431,359
Ratio of Expenses to
 Average Net
 Assets (D)..............      0.84%(B)    0.86%    0.86%     0.86%    0.90%     0.92%(B)(E)        0.59%(B)
Ratio of Net Investment
 Income to Average Net
 Assets..................      0.91%(B)    1.78%    1.56%     1.39%    1.39%     3.35%(B)(E)        1.17%(B)
-------------------------------------------------------------------------------------------------------------

                             Emerging Markets Value Portfolio-Institutional Class Shares
                          -------------------------------------------------------------------------------
                                                                                  Period
                              Year         Year          Year        Year        Dec. 1,         Year
                             Ended        Ended         Ended       Ended        2007 to        Ended
                            Oct. 31,     Oct. 31,      Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                              2012         2011          2010        2009          2008          2007
---------------------------------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period..... $     29.02  $     36.27   $     28.90  $    19.36  $    45.85      $    31.26
                          -----------  -----------   -----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
  Net Investment
   Income
   (Loss) (A)............        0.57         0.64          0.45        0.38        0.98            0.78
  Net Gains (Losses) on
   Securities (Realized
   and Unrealized).......       (0.44)       (5.72)         8.01       12.41      (25.48)          14.82
                          -----------  -----------   -----------  ----------  ----------      ----------
Total from Investment
 Operations..............        0.13        (5.08)         8.46       12.79      (24.50)          15.60
---------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment
   Income................       (0.54)       (0.54)        (0.39)      (0.34)      (1.00)          (0.63)
  Net Realized Gains.....       (0.39)       (1.63)        (0.70)      (2.91)      (0.99)          (0.38)
                          -----------  -----------   -----------  ----------  ----------      ----------
Total Distributions......       (0.93)       (2.17)        (1.09)      (3.25)      (1.99)          (1.01)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................. $     28.22  $     29.02   $     36.27  $    28.90  $    19.36      $    45.85
========================  ===========  ===========   ===========  ==========  ==========      ==========
Total Return.............        0.70%      (14.84)%       30.04%      78.59%     (55.65)%(C)      50.98%
---------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (thousands)...... $16,589,619  $13,730,213   $11,542,870  $7,401,266  $3,735,580      $7,485,802
Ratio of Expenses to
 Average Net
 Assets (D)..............        0.61%        0.61%         0.60%       0.62%       0.60%(B)        0.60%
Ratio of Net Investment
 Income to Average Net
 Assets..................        2.03%        1.88%         1.40%       1.76%       2.82%(B)        2.00%
---------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
+ At the close of business on December 3, 2010, Class R2 Shares were converted to Class R2A Shares. Effective February 28, 2011, Class R2A Shares were renamed to Class R2 Shares. All per share amounts and net assets values have been adjusted as a result of the conversion. (Note G)

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                           Emerging Markets Core Equity Portfolio
                                -------------------------------------------------------------------------------------------
                                                                                                     Period
                                  Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                     Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                   April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                     2013          2012         2011        2010        2009          2008          2007
----------------------------------------------------------------------------------------------------------------------------
                                  (Unaudited)
Net Asset Value, Beginning of
 Period........................ $     19.00     $    18.73  $    21.31   $    16.49  $     9.88  $    21.20      $    15.13
                                -----------     ----------  ----------   ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)..................        0.12           0.41        0.43         0.30        0.25        0.43            0.35
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................        1.43           0.23       (2.65)        4.81        6.56      (11.27)           6.10
                                -----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total from Investment
    Operations.................        1.55           0.64       (2.22)        5.11        6.81      (10.84)           6.45
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........       (0.11)         (0.37)      (0.36)       (0.29)      (0.20)      (0.40)          (0.32)
 Net Realized Gains............          --             --          --           --          --       (0.08)          (0.06)
                                -----------     ----------  ----------   ----------  ----------  ----------      ----------
   Total Distributions.........       (0.11)         (0.37)      (0.36)       (0.29)      (0.20)      (0.48)          (0.38)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period. $     20.44     $    19.00  $    18.73   $    21.31  $    16.49  $     9.88      $    21.20
==============================  ===========     ==========  ==========   ==========  ==========  ==========      ==========
Total Return...................        8.17%(C)       3.55%     (10.59)%      31.30%      69.47%     (51.93)%(C)      43.20%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $11,222,418     $8,594,707  $5,367,473   $4,179,882  $2,455,035  $1,155,526      $1,829,466
Ratio of Expenses to Average
 Net Assets....................        0.64%(B)       0.68%       0.67%        0.65%       0.67%       0.65%(B)        0.65%
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Assumption of
 Expenses and/or Recovery of
 Previously Waived Fees and
 Fees Paid Indirectly).........        0.65%(B)       0.68%       0.68%        0.65%       0.67%       0.65%(B)        0.65%
Ratio of Net Investment
 Income to Average Net Assets..        1.22%(B)       2.18%       2.04%        1.63%       2.03%       2.62%(B)        1.87%
Portfolio Turnover Rate........           1%(C)          1%          1%           4%          6%          3%(C)           2%
----------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, of which twenty-nine (the "Portfolios") are included in this section of the report. The remaining operational portfolios are presented in separate reports.

   Of the Portfolios, seven invest all of their assets in a corresponding series of The DFA Investment Trust Company ("DFAITC") and one invests in the Dimensional Emerging Markets Value Fund. International Small Company Portfolio invests in five portfolios within DFAITC. DFA Global Real Estate Securities Portfolio invests in two portfolios within the Fund and World ex U.S. Value Portfolio invests in four portfolios within the Fund, DFAITC, and Dimensional Emerging Markets Value Fund ("DEM"). World ex U.S. Targeted Value Portfolio invests in four portfolios within the Fund. World ex U.S. Core Equity Portfolio invests in two portfolios within the Fund. Selectively Hedged Global Equity Portfolio invests in three portfolios within the Fund.

                                                                                          Percentage
                                                                                          Ownership
Feeder Funds                                 Master Funds                                 at 4/30/13
------------                                 ------------                                 ----------
U.S. Large Cap Value Portfolio               The U.S. Large Cap Value Series                 80%
Japanese Small Company Portfolio             The Japanese Small Company Series               22%
Asia Pacific Small Company Portfolio         The Asia Pacific Small Company Series           24%
United Kingdom Small Company Portfolio       The United Kingdom Small Company Series          2%
Continental Small Company Portfolio          The Continental Small Company Series             4%
Emerging Markets Portfolio                   The Emerging Markets Series                     97%
Emerging Markets Small Cap Portfolio         The Emerging Markets Small Cap Series           99%
Emerging Markets Value Portfolio             Dimensional Emerging Markets Value Fund         99%

Fund of Funds
-------------                                -
International Small Company Portfolio        The Continental Small Company Series            96%
                                             The Japanese Small Company Series               79%
                                             The United Kingdom Small Company Series         98%
                                             The Asia Pacific Small Company Series           77%
                                             The Canadian Small Company Series               99%
DFA Global Real Estate Securities Portfolio  DFA Real Estate Securities Portfolio            22%
                                             DFA International Real Estate Securities        35%
                                               Portfolio
World ex U.S. Value Portfolio                Dimensional Emerging Markets Value Fund          --
                                             DFA International Small Cap Value Portfolio      --
                                             The DFA International Value Series               1%
World ex U.S. Targeted Value Portfolio       DFA International Small Cap Value Portfolio      --
                                             Dimensional Emerging Markets Value Fund          --
                                             International Vector Equity Portfolio            1%
                                             The Emerging Markets Small Cap Series            --
World ex U.S. Core Equity Portfolio          International Core Equity Portfolio              --
                                             Emerging Markets Core Equity Portfolio           --
Selectively Hedged Global Equity Portfolio   U.S. Core Equity 2 Portfolio                     --
                                             International Core Equity Portfolio              --
                                             Emerging Markets Core Equity Portfolio           --

   Amounts designated as -- are less than 1%.

   Each feeder fund and fund of funds (collectively, "Feeder Funds") invests primarily in a corresponding master fund(s) ("Master Fund") as indicated. International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, and Selectively Hedged Global Equity Portfolio also invest in short-term temporary cash investments. In addition, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, and Selectively Hedged Global Equity Portfolio engages in futures and forward currency contracts.

   The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds and Fund of Funds.

   Prior to March 30, 2007, U.S. Targeted Value Portfolio invested substantially all of its assets in shares of The U.S. Targeted Value Series. At the close of business on March 29, 2007, U.S. Targeted Value Portfolio received its pro-rata share of cash and securities from The U.S. Targeted Value Series in a complete liquidation of its interest in the Series. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

   Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S)301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the Series is a result of the treatment of a partnership for book purposes. The Series will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   Effective February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap
Portfolio invest directly in securities rather than through a Master Fund. See the Federal Income Taxes note for more information regarding these transactions.

   Effective November 1, 2009, Dimensional Emerging Markets Value Fund ("DEM II"), a master fund in a master-feeder structure, elected with the consent of its holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S)301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt Securities held by Enhanced U.S. Large Company Portfolio, (the "Fixed Income Portfolio"), and International Equity Portfolios, are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are generally classified as Level 2 in the hierarchy.

   Listed Derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Most Master Fund shares held by DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio are valued at their respective daily net asset values, as these Master Funds are treated as regulated investment companies. The Feeder Funds, International Small Company Portfolio, World ex U.S. Value Portfolio and World ex U.S. Targeted Value Portfolio's investments in Series of DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolio.

   2. Foreign Currency Translation: Securities and other assets and liabilities of Enhanced U.S. Large Company Portfolio and the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, Enhanced U.S. Large Company Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible "Director/Trustee" of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

   U.S. Large Cap Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Value Portfolio and World ex U.S. Targeted Value Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio and Emerging Markets Core Equity Portfolio are subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are recognized when the capital gains are earned.

C. Investment Advisor and Administrator:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to all Portfolios. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services.

   For the six months ended April 30, 2013, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

           Enhanced U.S. Large Company Portfolio*............. 0.05%
           U.S. Targeted Value Portfolio*..................... 0.10%
           U.S. Small Cap Value Portfolio*.................... 0.20%
           U.S. Core Equity 1 Portfolio....................... 0.17%
           U.S. Core Equity 2 Portfolio....................... 0.20%
           U.S. Vector Equity Portfolio....................... 0.30%
           U.S. Small Cap Portfolio*.......................... 0.03%
           U.S. Micro Cap Portfolio*.......................... 0.10%
           DFA Real Estate Securities Portfolio............... 0.17%
           Large Cap International Portfolio.................. 0.25%
           International Core Equity Portfolio................ 0.35%
           DFA International Real Estate Securities Portfolio. 0.35%
           DFA Global Real Estate Securities Portfolio........ 0.27%
           DFA International Small Cap Value Portfolio........ 0.65%
           International Vector Equity Portfolio.............. 0.45%
           World ex U.S. Value Portfolio...................... 0.47%
           World ex U.S. Targeted Value Portfolio............. 0.58%
           World ex U.S. Core Equity Portfolio................ 0.40%
           Selectively Hedged Global Equity Portfolio......... 0.30%
           Emerging Markets Core Equity Portfolio............. 0.55%

   For the six months ended April 30, 2013, the Feeder Funds' and the Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 Enhanced U.S. Large Company Portfolio*. 0.15%
                 U.S. Large Cap Value Portfolio......... 0.15%
                 U.S. Targeted Value Portfolio*......... 0.25%
                 U.S. Small Cap Value Portfolio*........ 0.30%
                 U.S. Small Cap Portfolio*.............. 0.32%
                 U.S. Micro Cap Portfolio*.............. 0.40%
                 International Small Company Portfolio.. 0.40%
                 Japanese Small Company Portfolio....... 0.40%
                 Asia Pacific Small Company Portfolio... 0.40%
                 United Kingdom Small Company Portfolio. 0.40%
                 Continental Small Company Portfolio.... 0.40%
                 Emerging Markets Portfolio............. 0.40%
                 Emerging Markets Small Cap Portfolio... 0.45%
                 Emerging Markets Value Portfolio....... 0.40%

* Effective March 30, 2007, U.S. Targeted Value Portfolio, and on February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio no longer invest substantially all of their assets in their respective Series. Instead, the Portfolios' assets are managed directly in accordance with the Portfolios' investment objectives and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolios, and Dimensional, which previously was the manager of the Series' assets. The investment advisory fee paid by the Portfolios are identical to the advisory fee that was charged to the Series.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2013, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                       Previously
                                                                       Recovery       Waived Fees/
                                                         Expense    of Previously   Expenses Assumed
                                                        Limitation   Waived Fees/   Subject to Future
Institutional Class Shares                                Amount   Expenses Assumed     Recovery
--------------------------                              ---------- ---------------- -----------------
U.S. Targeted Value Portfolio (1)......................    0.50%          --                 --
U.S. Core Equity 1 Portfolio (2).......................    0.23%          --                 --
U.S. Core Equity 2 Portfolio (2).......................    0.26%          --                 --
U.S. Vector Equity Portfolio (2).......................    0.36%          --                 --
DFA Real Estate Securities Portfolio (2)...............    0.18%          --             $  555
International Core Equity Portfolio (2)................    0.49%          --                 --
International Small Company Portfolio (3)..............    0.45%          --                 --
Japanese Small Company Portfolio (4)...................    0.47%          --                 --
Asia Pacific Small Company Portfolio (4)...............    0.47%          --                 --
United Kingdom Small Company Portfolio (4).............    0.47%          --                 31
Continental Small Company Portfolio (4)................    0.47%          --                 --
DFA International Real Estate Securities Portfolio (2).    0.65%          --                 --
DFA Global Real Estate Securities Portfolio (5)........    0.32%          --              7,833
International Vector Equity Portfolio (2)..............    0.60%          --                 --
World ex U.S. Value Portfolio (6)......................    0.60%          --                364
World ex U.S. Targeted Value Portfolio (7).............    0.80%          --                101
World ex U.S. Core Equity Portfolio (8)................    0.47%          --                  2
Selectively Hedged Global Equity Portfolio (9).........    0.40%         $ 1                252
Emerging Markets Core Equity Portfolio (2).............    0.85%          --                 --

Class R1 Shares
---------------
U.S. Targeted Value Portfolio (1)......................    0.62%          --                 --

Class R2 Shares
---------------
U.S. Targeted Value Portfolio (1)......................    0.77%          --                 --
Emerging Markets Value Portfolio (10)..................    0.96%          --                 --

   (1) The Advisor has contractually agreed to waive its administration fee and advisory fee and to assume the Portfolio's expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.

   (2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume each Portfolio's ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

   (3) The Advisor has contractually agreed to waive its administration fee and to assume the other direct expenses of the Portfolio (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to the rate listed above as a percentage of average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement will not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above.

   (4) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's other direct expenses to the extent necessary to limit the direct expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Fund(s). At any time that the direct expenses of a Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's direct expenses to exceed the Expense Limitation Amount, as listed above.

   (5) Effective February 28, 2012, the Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

   Prior to February 28, 2012, the Advisor contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to 0.55% of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio were less than 0.55% of average net assets on an annualized basis, the Advisor retained the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery did not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount then in effect. The Advisor voluntarily agreed to waive all or a portion of its advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly and indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.35% of the Portfolio's average net assets on an annualized basis.

   (6) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's advisory fee of 0.47% to the extent necessary to offset the proportionate share of the advisory fees paid by the Portfolio through its investment in its Master Funds. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the advisory fee that remains payable by the Portfolio (i.e. the advisory fee remaining after the proportionate share of the Master Funds' advisory services fees have been offset (the "Remaining Management Fee")) to the extent necessary to reduce the Portfolio's ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") so that such Portfolio Expenses do not exceed the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. Further, at any time that the Portfolio

Expenses of the Portfolio are less than the Portfolio's Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized Portfolio Expenses to exceed the Portfolio's Expense Limitation Amount, as listed above.

   (7) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's advisory fee of 0.58% to the extent necessary to offset the proportionate share of the advisory fees paid by the Portfolio through its investment in its Master Funds. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the advisory fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (8) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master Funds but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (9) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master Funds. In addition, under the Fee Waiver and Expense Assumption Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (10) The Advisor has contractually agreed to assume the Portfolio's direct expenses (excluding management fees and custodian fees, and excluding any applicable 12b-1 fees) to the extent necessary to limit the expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") of the Class R2 shares to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                             Fees Paid
                                                             Indirectly
                                                             ----------
         Enhanced U.S. Large Company Portfolio..............    $ 1
         Large Cap International Portfolio..................      6
         International Core Equity Portfolio................     14
         DFA International Real Estate Securities Portfolio.     12
         DFA International Small Cap Value Portfolio........     16
         International Vector Equity Portfolio..............      2
         Emerging Markets Core Equity Portfolio.............     90

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

            Enhanced U.S. Large Company Portfolio.............. $  6
            U.S. Large Cap Value Portfolio.....................  217
            U.S. Targeted Value Portfolio......................   57
            U.S. Small Cap Value Portfolio.....................  211
            U.S. Core Equity 1 Portfolio.......................   80
            U.S. Core Equity 2 Portfolio.......................  140
            U.S. Vector Equity Portfolio.......................   44
            U.S. Small Cap Portfolio...........................   97
            U.S. Micro Cap Portfolio...........................  107
            DFA Real Estate Securities Portfolio...............   74
            Large Cap International Portfolio..................   50
            International Core Equity Portfolio................  129
            International Small Company Portfolio..............  151
            Japanese Small Company Portfolio...................    5
            Asia Pacific Small Company Portfolio...............    4
            United Kingdom Small Company Portfolio.............    1
            Continental Small Company Portfolio................    4
            DFA International Real Estate Securities Portfolio.   25
            DFA Global Real Estate Securities Portfolio........   15
            DFA International Small Cap Value Portfolio........  232
            International Vector Equity Portfolio..............    9
            World ex U.S. Value Portfolio......................   --
            World ex U.S. Targeted Value Portfolio.............   --
            World ex U.S. Core Equity Equity Portfolio.........   --
            Selectively Hedged Global Equity Portfolio.........   --
            Emerging Markets Portfolio.........................   69
            Emerging Markets Small Cap Portfolio...............   41
            Emerging Markets Value Portfolio...................  270
            Emerging Markets Core Equity Portfolio.............  103

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                                    U.S. Government   Other Investment
                                                       Securities        Securities
                                                    ---------------- -------------------
                                                    Purchases Sales  Purchases   Sales
                                                    --------- ------ ---------- --------
Enhanced U.S. Large Company Portfolio..............    --     $4,727 $   72,399 $ 57,671
U.S. Targeted Value Portfolio......................    --         --    231,122  230,526
U.S. Small Cap Value Portfolio.....................    --         --    419,118  694,051
U.S. Core Equity 1 Portfolio.......................    --         --    483,649   53,467
U.S. Core Equity 2 Portfolio.......................    --         --    454,351   97,287
U.S. Vector Equity Portfolio.......................    --         --    141,977   36,255
U.S. Small Cap Portfolio...........................    --         --    582,419  324,982
U.S. Micro Cap Portfolio...........................    --         --    264,143  253,101
DFA Real Estate Securities Portfolio...............    --         --    298,470    5,087
Large Cap International Portfolio..................    --         --    210,651  110,782
International Core Equity Portfolio................    --         --    630,813  149,191
DFA International Real Estate Securities Portfolio.    --         --    294,990   81,895
DFA International Small Cap Value Portfolio........    --         --    603,395  396,154
International Vector Equity Portfolio..............    --         --     77,841   18,608
Emerging Markets Core Equity Portfolio.............    --         --  1,976,588   59,266

   For the six months ended April 30, 2013, the Fund of Funds made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                                  DFA Global Real Estate Securities Portfolio
                                       -----------------------------------------------------------------
                                       Balance at Balance at                   Dividend Distributions of
                                       10/31/2012 04/30/2013 Purchases  Sales   Income   Realized Gains
Affiliated Investment Companies        ---------- ---------- --------- ------- -------- ----------------
DFA Real Estate Securities
  Portfolio...........................  $777,963  $1,042,426 $142,921  $21,153 $11,849          --
DFA International Real Estate
  Securities Portfolio................   531,474     682,337  151,315   24,485  62,476          --

                                                         World ex U.S. Value Portfolio
                                       -----------------------------------------------------------------
                                       Balance at Balance at                   Dividend Distributions of
                                       10/31/2012 04/30/2013 Purchases  Sales   Income   Realized Gains
Affiliated Investment Companies        ---------- ---------- --------- ------- -------- ----------------
DFA International Small Cap Value
  Portfolio...........................  $  4,703  $    7,811 $  2,397  $   204 $    40        $ 64

                                                    World ex U.S. Targeted Value Portfolio
                                       -----------------------------------------------------------------
                                       Balance at Balance at                   Dividend Distributions of
                                       11/01/2012 04/30/2013 Purchases  Sales   Income   Realized Gains
Affiliated Investment Companies        ---------- ---------- --------- ------- -------- ----------------
International Vector Equity Portfolio.        --  $    5,423 $  4,934       -- $    18        $  7
DFA International Small Cap Value
  Portfolio...........................        --      37,315   33,318       --     114         184

                                                      World ex U.S. Core Equity Portfolio
                                       -----------------------------------------------------------------
                                       Balance at Balance at                   Dividend Distributions of
                                       04/10/2013 04/30/2013 Purchases  Sales   Income   Realized Gains
Affiliated Investment Companies        ---------- ---------- --------- ------- -------- ----------------
International Core Equity Portfolio...        --  $      617 $    645  $    46      --          --
Emerging Markets Core Equity
  Portfolio...........................        --         185      194       13      --          --


                                               Selectively Hedged Global Equity Portfolio
                                     ---------------------------------------------------------------
                                     Balance at Balance at                 Dividend Distributions of
                                     10/31/2012 04/30/2013 Purchases Sales  Income   Realized Gains
Affiliated Investment Companies      ---------- ---------- --------- ----- -------- ----------------
U.S. Core Equity 2 Portfolio........  $14,297    $30,044    $13,469  $623    $173         $115
International Core Equity Portfolio.   12,942     28,366     13,262   385     137           --
Emerging Markets Core Equity
  Portfolio.........................    6,554     13,985      7,163   171      42           --

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to realized gains on securities considered to be "passive foreign investment companies", non-deductible expenses, net foreign currency gains/losses, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts, expiration of capital loss carryovers and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                       Increase       Increase
                                                                      (Decrease)     (Decrease)
                                                       Increase     Undistributed   Accumulated
                                                      (Decrease)    Net Investment  Net Realized
                                                    Paid-In Capital     Income     Gains (Losses)
                                                    --------------- -------------- --------------
Enhanced U.S. Large Company Portfolio..............          --        $ 1,418        $ (1,418)
U.S. Large Cap Value Portfolio.....................          --             --              --
U.S. Targeted Value Portfolio......................     $14,816         (1,983)        (12,833)
U.S. Small Cap Value Portfolio.....................      38,929         (4,198)        (34,731)
U.S. Core Equity 1 Portfolio.......................       3,210         (3,210)             --
U.S. Core Equity 2 Portfolio.......................       5,891         (3,883)         (2,008)
U.S. Vector Equity Portfolio.......................       2,907         (2,567)           (340)
U.S. Small Cap Portfolio...........................      16,124         (2,807)        (13,317)
U.S. Micro Cap Portfolio...........................      17,306         (2,586)        (14,720)
DFA Real Estate Securities Portfolio...............      (4,553)        30,065         (25,512)
Large Cap International Portfolio..................          --            168            (168)
International Core Equity Portfolio................       3,294          6,514          (9,808)
International Small Company Portfolio..............       7,038          8,475         (15,513)
Japanese Small Company Portfolio...................      (3,801)           156           3,645
Asia Pacific Small Company Portfolio...............          --          1,613          (1,613)
United Kingdom Small Company Portfolio.............          --              6              (6)
Continental Small Company Portfolio................          --            143            (143)
DFA International Real Estate Securities Portfolio.       6,163         (5,018)         (1,145)
DFA Global Real Estate Securities Portfolio........         333           (333)             --
DFA International Small Cap Value Portfolio........      12,583          3,318         (15,901)
International Vector Equity Portfolio..............         603            261            (864)
World ex U.S. Value Portfolio......................          --             (2)              2
Selectively Hedged Global Equity Portfolio.........          (2)           164            (162)

                                                           Increase       Increase
                                                          (Decrease)     (Decrease)
                                           Increase     Undistributed   Accumulated
                                          (Decrease)    Net Investment  Net Realized
                                        Paid-In Capital     Income     Gains (Losses)
                                        --------------- -------------- --------------
Emerging Markets Portfolio.............     $ 3,533        $ (2,668)      $   (865)
Emerging Markets Small Cap Portfolio...       4,566          (1,171)        (3,395)
Emerging Markets Value Portfolio.......      26,372         (14,251)       (12,121)
Emerging Markets Core Equity Portfolio.       3,513          (4,796)         1,283

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                         Net Investment
                                           Income and
                                           Short-Term     Long-Term
                                         Capital Gains  Capital Gains  Total
                                         -------------- ------------- --------
  Enhanced U.S. Large Company Portfolio
  2011..................................    $    270            --    $    270
  2012..................................       2,785            --       2,785
  U.S. Large Cap Value Portfolio
  2011..................................     117,051            --     117,051
  2012..................................     150,153            --     150,153
  U.S. Targeted Value Portfolio
  2011..................................      19,648      $  6,119      25,767
  2012..................................      27,304        31,976      59,280
  U.S. Small Cap Value Portfolio
  2011..................................      47,016        11,920      58,936
  2012..................................      56,139       122,752     178,891
  U.S. Core Equity 1 Portfolio
  2011..................................      49,822            --      49,822
  2012..................................      76,278            --      76,278
  U.S. Core Equity 2 Portfolio
  2011..................................      84,798            --      84,798
  2012..................................     103,512         2,008     105,520
  U.S. Vector Equity Portfolio
  2011..................................      19,719            --      19,719
  2012..................................      29,237           337      29,574
  U.S. Small Cap Portfolio
  2011..................................      36,302         2,974      39,276
  2012..................................      44,580        14,276      58,856
  U.S. Micro Cap Portfolio
  2011..................................      23,667            --      23,667
  2012..................................      33,018        14,720      47,738
  DFA Real Estate Securities Portfolio
  2011..................................      40,246            --      40,246
  2012..................................     103,653            --     103,653
  Large Cap International Portfolio
  2011..................................      54,107            --      54,107
  2012..................................      60,808            --      60,808
  International Core Equity Portfolio
  2011..................................     165,946            --     165,946
  2012..................................     179,492            --     179,492

                                                    Net Investment
                                                      Income and
                                                      Short-Term     Long-Term
                                                    Capital Gains  Capital Gains  Total
                                                    -------------- ------------- --------
International Small Company Portfolio
2011...............................................    $188,546      $  5,851    $194,397
2012...............................................     169,495       110,049     279,544
Japanese Small Company Portfolio
2011...............................................       2,305            --       2,305
2012...............................................       4,541            --       4,541
Asia Pacific Small Company Portfolio
2011...............................................       6,964            --       6,964
2012...............................................       9,333            --       9,333
United Kingdom Small Company Portfolio
2011...............................................       1,071            --       1,071
2012...............................................         992            --         992
Continental Small Company Portfolio
2011...............................................       3,562            --       3,562
2012...............................................       2,958            --       2,958
DFA International Real Estate Securities Portfolio
2011...............................................     107,338            --     107,338
2012...............................................      60,194            --      60,194
DFA Global Real Estate Securities Portfolio
2011...............................................      41,782            --      41,782
2012...............................................      26,050            --      26,050
DFA International Small Cap Value Portfolio
2011...............................................     190,869       143,816     334,685
2012...............................................     206,370       131,063     337,433
International Vector Equity Portfolio
2011...............................................      12,224         2,659      14,883
2012...............................................      14,733         6,546      21,279
World ex U.S. Value Portfolio
2011...............................................       1,025           195       1,220
2012...............................................       1,438            --       1,438
Selectively Hedged Global Equity Portfolio
2012...............................................         534            --         534
Emerging Markets Portfolio
2011...............................................      45,589       141,595     187,184
2012...............................................      51,664        91,664     143,328
Emerging Markets Small Cap Portfolio
2011...............................................      36,754        61,095      97,849
2012...............................................      42,163        40,014      82,177
Emerging Markets Value Portfolio
2011...............................................     302,552       486,583     789,135
2012...............................................     300,146       202,987     503,133
Emerging Markets Core Equity Portfolio
2011...............................................      89,989            --      89,989
2012...............................................     143,349            --     143,349

   Selectively Hedged Global Equity Portfolio commenced operations on November 14, 2011 and did not pay any distributions for the year ended October 31, 2011.

   At October 31, 2012, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                    Net Investment
                                                      Income and
                                                      Short-Term     Long-Term
                                                    Capital Gains  Capital Gains  Total
                                                    -------------- ------------- -------
U.S. Targeted Value Portfolio......................    $ 2,730        $12,108    $14,838
U.S. Small Cap Value Portfolio.....................      5,603         33,373     38,976
U.S. Core Equity 1 Portfolio.......................      3,212             --      3,212
U.S. Core Equity 2 Portfolio.......................      3,889          2,008      5,897
U.S. Vector Equity Portfolio.......................      2,572            337      2,909
U.S. Small Cap Portfolio...........................      3,324         14,276     17,600
U.S. Micro Cap Portfolio...........................      2,595         14,720     17,315
DFA Real Estate Securities Portfolio...............      3,870             --      3,870
International Core Equity Portfolio................      3,294             --      3,294
International Small Company Portfolio..............      5,610          1,428      7,038
DFA International Real Estate Securities Portfolio.      6,164             --      6,164
DFA Global Real Estate Securities Portfolio........        334             --        334
DFA International Small Cap Value Portfolio........      7,741          4,842     12,583
International Vector Equity Portfolio..............        529             73        602
Emerging Markets Portfolio.........................      2,219          1,313      3,532
Emerging Markets Small Cap Portfolio...............      1,663          2,902      4,565
Emerging Markets Value Portfolio...................     12,592         13,781     26,373
Emerging Markets Core Equity Portfolio.............      3,512             --      3,512

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                    Undistributed                                Total Net
                                                    Net Investment                             Distributable
                                                      Income and   Undistributed                 Earnings
                                                      Short-Term     Long-Term   Capital Loss  (Accumulated
                                                    Capital Gains  Capital Gains Carryforwards    Losses)
                                                    -------------- ------------- ------------- -------------
Enhanced U.S. Large Company Portfolio..............    $    829            --     $   (46,941)  $   (46,112)
U.S. Large Cap Value Portfolio.....................      25,672            --      (1,332,489)   (1,306,817)
U.S. Targeted Value Portfolio......................      15,300      $162,041              --       177,341
U.S. Small Cap Value Portfolio.....................      19,961       380,033              --       399,994
U.S. Core Equity 1 Portfolio.......................      10,765            --         (13,834)       (3,069)
U.S. Core Equity 2 Portfolio.......................      16,557        55,731              --        72,288
U.S. Vector Equity Portfolio.......................       2,760         3,354              --         6,114
U.S. Small Cap Portfolio...........................      14,498       228,599              --       243,097
U.S. Micro Cap Portfolio...........................       5,022       176,210              --       181,232
DFA Real Estate Securities Portfolio...............      23,668            --        (206,280)     (182,612)
Large Cap International Portfolio..................      11,172            --        (200,200)     (189,028)
International Core Equity Portfolio................      30,479            --        (102,483)      (72,004)
International Small Company Portfolio..............      41,410        38,970              --        80,380
Japanese Small Company Portfolio...................       2,654            --         (73,701)      (71,047)
Asia Pacific Small Company Portfolio...............       6,418            --         (24,578)      (18,160)
United Kingdom Small Company Portfolio.............         285            --          (2,141)       (1,856)
Continental Small Company Portfolio................         398            --         (28,845)      (28,447)
DFA International Real Estate Securities Portfolio.     169,177            --        (180,698)      (11,521)
DFA Global Real Estate Securities Portfolio........      11,635            --          (1,115)       10,520
DFA International Small Cap Value Portfolio........      49,165       116,761              --       165,926

                                            Undistributed                                Total Net
                                            Net Investment                             Distributable
                                              Income and   Undistributed                 Earnings
                                              Short-Term     Long-Term   Capital Loss  (Accumulated
                                            Capital Gains  Capital Gains Carryforwards    Losses)
                                            -------------- ------------- ------------- -------------
International Vector Equity Portfolio......    $ 2,688       $  2,006            --      $  4,694
World ex U.S. Value Portfolio..............        391             --      $ (5,842)       (5,451)
Selectively Hedged Global Equity Portfolio.        113             56            --           169
Emerging Markets Portfolio.................      8,397         30,480            --        38,877
Emerging Markets Small Cap Portfolio.......     20,186         92,087            --       112,273
Emerging Markets Value Portfolio...........     80,287        344,510            --       424,797
Emerging Markets Core Equity Portfolio.....     33,354             --       (41,205)       (7,851)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                    2013   2014   2015   2016      2017     2018    2019   Unlimited   Total
                                   ------ ------ ------ ------- ---------- ------- ------- --------- ----------
Enhanced U.S. Large Company
 Portfolio........................     --     --     -- $46,941         --      --      --       --  $   46,941
U.S. Large Cap Value Portfolio....     --     --     --      -- $1,332,489      --      --       --   1,332,489
U.S. Core Equity 1 Portfolio......     --     --     --      --     13,834      --      --       --      13,834
DFA Real Estate Securities
 Portfolio........................     --     --     --  72,400     62,969 $44,388 $26,523       --     206,280
Large Cap International
 Portfolio........................     --     --     --  19,004    135,393  14,311  12,549  $18,943     200,200
International Core Equity
 Portfolio........................     --     --     --      --     53,177      --      --   49,306     102,483
Japanese Small Company
 Portfolio........................ $3,055 $2,451 $8,004  23,057     13,952  12,208   5,543    5,431      73,701
Asia Pacific Small Company
 Portfolio........................     --     --     --  16,317      8,261      --      --       --      24,578
United Kingdom Small Company
 Portfolio........................     --     --     --      --      1,867      --      --      274       2,141
Continental Small Company
 Portfolio........................     --     --     --  13,544      7,224   5,252      --    2,825      28,845
DFA International Real Estate
 Securities Portfolio.............     --     --     46  13,446     34,576  38,689  69,466   24,475     180,698
DFA Global Real Estate Securities
 Portfolio........................     --     --     --      --         --   1,091      --       24       1,115
World ex U.S. Value Portfolio.....     --     --     --      --         --      --   5,842       --       5,842
Emerging Markets Core Equity
 Portfolio........................     --     --     --   7,080     26,445      --      --    7,680      41,205

   During the year ended October 31, 2012, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands).

                Enhanced U.S. Large Company Portfolio. $ 24,140
                U.S. Large Cap Value Portfolio........  318,345
                U.S. Core Equity 1 Portfolio..........   35,374
                U.S. Core Equity 2 Portfolio..........   15,761
                U.S. Vector Equity Portfolio..........   36,502
                U.S. Micro Cap Portfolio..............   34,914
                DFA Real Estate Securities Portfolio..    9,644
                Asia Pacific Small Company Portfolio..    2,201
                World ex U.S. Value Portfolio.........      146

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                               Net
                                                                                            Unrealized
                                                     Federal     Unrealized   Unrealized   Appreciation
                                                     Tax Cost   Appreciation Depreciation (Depreciation)
                                                    ----------- ------------ ------------ --------------
Enhanced U.S. Large Company Portfolio.............. $   195,388  $    3,914  $      (243)   $    3,671
U.S. Large Cap Value Portfolio.....................   7,006,180   3,287,100         (155)    3,286,945
U.S. Targeted Value Portfolio......................   3,204,459   1,055,883     (167,820)      888,063
U.S. Small Cap Value Portfolio.....................   7,389,901   2,552,324     (800,656)    1,751,668
U.S. Core Equity 1 Portfolio.......................   5,463,130   1,704,514     (209,089)    1,495,425
U.S. Core Equity 2 Portfolio.......................   7,445,194   2,522,953     (456,154)    2,066,799
U.S. Vector Equity Portfolio.......................   2,216,591     746,729     (174,962)      571,767
U.S. Small Cap Portfolio...........................   5,481,185   1,635,731     (414,279)    1,221,452
U.S. Micro Cap Portfolio...........................   3,685,415   1,390,702     (483,576)      907,126
DFA Real Estate Securities Portfolio...............   3,486,844   1,758,890     (119,230)    1,639,660
Large Cap International Portfolio..................   2,360,090     671,029     (237,455)      433,574
International Core Equity Portfolio................   8,489,086   1,612,704     (982,217)      630,487
International Small Company Portfolio..............   6,537,054     955,473     (120,495)      834,978
Japanese Small Company Portfolio...................     483,009      15,363       (2,643)       12,720
Asia Pacific Small Company Portfolio...............     246,479      24,989         (503)       24,486
United Kingdom Small Company Portfolio.............      23,165      10,324         (175)       10,149
Continental Small Company Portfolio................     104,846      10,995         (124)       10,871
DFA International Real Estate Securities Portfolio.   2,151,899     242,274      (91,215)      151,059
DFA Global Real Estate Securities Portfolio........   1,281,802     476,211      (29,777)      446,434
DFA International Small Cap Value Portfolio........  10,643,022   2,570,259   (1,874,206)      696,053
International Vector Equity Portfolio..............     673,900     179,533      (52,804)      126,729
World ex U.S. Value Portfolio......................      84,024       8,264         (136)        8,128
World ex U.S. Targeted Value Portfolio.............      55,345       4,801           --         4,801
World ex U.S. Core Equity Portfolio................         781          21           --            21
Selectively Hedged Global Equity Portfolio.........      64,232       8,441         (278)        8,163
Emerging Markets Portfolio.........................   2,000,880   1,116,225       (1,526)    1,114,699
Emerging Markets Small Cap Portfolio...............   3,319,158     622,746      (13,000)      609,746
Emerging Markets Value Portfolio...................  17,974,364     572,159      (13,885)      558,274
Emerging Markets Core Equity Portfolio.............  10,734,116   2,293,442     (984,989)    1,308,453

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

                                                         Six Months Ended         Year Ended
                                                          April 30, 2013         Oct. 31, 2012
                                                       --------------------  --------------------
                                                          Amount     Shares     Amount     Shares
                                                       -----------  -------  -----------  -------
U.S. Targeted Value Portfolio
Class R1 Shares
 Shares Issued........................................ $     6,434      352  $     5,787      353
 Shares Issued in Lieu of Cash Distributions..........       3,278      198          730       48
 Shares Redeemed......................................      (2,582)    (147)      (7,953)    (486)
                                                       -----------  -------  -----------  -------
Net Increase (Decrease) -- Class R1 Shares............ $     7,130      403  $    (1,436)     (85)
                                                       ===========  =======  ===========  =======
Class R2 Shares
 Shares Issued........................................ $     3,714      203  $     4,727      288
 Shares Issued in Lieu of Cash Distributions..........         869       53          162       11
 Shares Redeemed......................................      (1,627)     (92)      (4,413)    (273)
                                                       -----------  -------  -----------  -------
Net Increase (Decrease) -- Class R2 Shares............ $     2,956      164  $       476       26
                                                       ===========  =======  ===========  =======
Institutional Class Shares
 Shares Issued........................................ $   415,407   23,068  $   772,443   47,901
 Shares Issued in Lieu of Cash Distributions..........     174,999   10,593       39,875    2,618
 Shares Redeemed......................................    (443,795) (24,703)    (649,785) (39,847)
                                                       -----------  -------  -----------  -------
Net Increase (Decrease) -- Institutional Class Shares. $   146,611    8,958  $   162,533   10,672
                                                       ===========  =======  ===========  =======

Emerging Markets Value Portfolio
Class R2 Shares
 Shares Issued........................................ $    16,973      573  $    61,477    2,199
 Shares Issued in Lieu of Cash Distributions..........       2,609       90        2,784      106
 Shares Redeemed......................................     (14,794)    (500)     (40,795)  (1,486)
                                                       -----------  -------  -----------  -------
Net Increase (Decrease) -- Class R2 Shares............ $     4,788      163  $    23,466      819
                                                       ===========  =======  ===========  =======
Institutional Class Shares
 Shares Issued........................................ $ 1,941,806   65,728  $ 5,047,163  179,634
 Shares Issued in Lieu of Cash Distributions..........     419,497   14,516      436,347   16,644
 Shares Redeemed......................................  (1,456,350) (49,580)  (2,278,812) (81,493)
                                                       -----------  -------  -----------  -------
Net Increase (Decrease) -- Institutional Class Shares. $   904,953   30,664  $ 3,204,698  114,785
                                                       ===========  =======  ===========  =======

   On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of U.S. Targeted Value Portfolio's Class R1 and Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R1 Shares received one share for every 1.469 shares held and each shareholder of Class R2 Shares received one share for every 1.394 shares held. The purpose of the reverse split was to reduce the number of Class R1 Shares and Class R2 Shares, thereby increasing the net asset value of each Class R1 Share and Class R2 Share outstanding in order to more closely align the net asset values with the net asset value of U.S. Targeted Value Portfolio's Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been adjusted retroactively to reflect the reverse stock splits for the respective Class R1 and Class R2 Shares.

   The Board of Directors of the Fund authorized the conversion of the Class R2 Shares of Emerging Markets Value Portfolio to the Class R2A Shares. The Class R2 Shares of Emerging Markets Value Portfolio ceased to be offered and available for purchase upon the close of business on December 3, 2010. Following the conversion, shareholders and investors purchased and redeemed Class R2A Shares of the Portfolio. The value of a shareholder's investment in the Portfolio was not impacted by the conversion, however, a shareholder received fewer Class R2A Shares than the number of Class R2 Shares held at the time of the conversion because the Class R2A Shares had a higher net asset value per share. Effective February 28, 2011, Class R2A Shares were renamed to Class R2 Shares.

   The per share data in the financial highlights prior to the year ended October 31, 2011 have been retroactively restated to reflect the conversion. Additionally, the capital share activity in the Statement of Changes in Net Assets and capital share activity earlier in this note shows the reduction of shares as a result of the conversion.

H. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolio's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. Forward Currency Contracts: Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At April 30, 2013,

Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

Enhanced U.S. Large Company Portfolio*

                                                                  Unrealized
                                                                    Foreign
  Settlement Currency                    Contract     Value at     Exchange
     Date    Amount**      Currency       Amount   April 30, 2013 Gain (Loss)
  ---------- -------- ------------------ --------  -------------- -----------
   05/22/13     (649) Australian Dollar  $   (667)    $   (672)      $  (5)
   05/16/13    4,220  Canadian Dollar       4,108        4,187          79
   05/16/13   (3,161) Canadian Dollar      (3,081)      (3,136)        (55)
   05/16/13   (6,355) Canadian Dollar      (6,218)      (6,306)        (88)
   06/17/13   31,336  Denmark Krone         5,547        5,539          (8)
   06/17/13  (31,336) Denmark Krone        (5,524)      (5,538)        (14)
   06/17/13  (34,763) Euro                (45,679)     (45,795)       (116)
   06/14/13   (4,031) New Zealand Dollar   (3,414)      (3,445)        (31)
   05/23/13  (22,745) Norwegian Krone      (3,843)      (3,941)        (98)
   07/23/13  (35,300) Swedish Krona        (5,328)      (5,437)       (109)
   05/16/13   (3,089) UK Pound Sterling    (4,731)      (4,798)        (67)
                                         --------     --------       -----
                                         $(68,830)    $(69,342)      $(512)
                                         ========     ========       =====

Selectively Hedged Global Equity Portfolio*

                                                                  Unrealized
                                                                    Foreign
   Settlement Currency                   Contract     Value at     Exchange
      Date    Amount**      Currency      Amount   April 30, 2013 Gain (Loss)
   ---------- --------  ---------------- --------  -------------- -----------
    05/24/13    (1,577) Denmark Krone    $   (271)    $   (279)      $ (8)
    05/14/13    (4,455) Euro               (5,795)      (5,867)       (72)
    05/22/13   (17,386) Hong Kong Dollar   (2,240)      (2,241)        (1)
    05/13/13   (52,794) Japanese Yen         (550)        (542)         8
    05/13/13   (58,495) Japanese Yen         (586)        (600)       (14)
    05/13/13  (399,802) Japanese Yen       (4,285)      (4,101)       184
    06/14/13    (1,662) Swiss Franc        (1,788)      (1,788)        --
                                         --------     --------       ----
                                         $(15,515)    $(15,418)      $ 97
                                         ========     ========       ====

* During the six months ended April 30, 2013, Enhanced U.S. Large Company Portfolio's and Selectively Hedged Global Equity Portfolio's average contract amount of forward currency contracts was $81,513 and $12,065 (in thousands), respectively.

**Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. Futures Contracts: Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Additionally, Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio use stock index futures to hedge against changes in equity securities' prices and to gain exposure to the S&P 500 Index(R) and S&P 500 Index(R) Emini, respectively, in the normal course of pursuing their investment objectives. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   At April 30, 2013, the following Portfolios had outstanding futures contracts (dollar amounts in thousands):

                                                                                        Approximate
                                             Expiration Number of  Contract Unrealized     Cash
                          Description           Date    Contracts*  Value   Gain (Loss) Collateral
                     ----------------------- ---------- ---------- -------- ----------- -----------
Enhanced U.S. Large
  Company Portfolio. S&P 500 Index(R)         06/21/13     498     $198,229   $7,774         --
Selectively Hedged
  Global Equity
  Portfolio......... S&P 500 Index(R) Emini   06/21/13      36        2,866      129       $125

  Securities have been segregated as collateral for open futures contracts.

* During the six months ended April 30, 2013, Enhanced U.S. Large Company Portfolio's and Selectively Hedged Global Equity Portfolio's average notional contract amount basis contract amount of outstanding futures contracts were $181,605 and $2,167 (in thousands), respectively.

   The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of April 30, 2013:

                                Location on the Statements of Assets and
                                              Liabilities
                           ---------------------------------------------------
 Derivative Type              Asset Derivatives        Liability Derivatives
 ---------------           ------------------------   ------------------------
 Foreign exchange          Unrealized Gain on         Unrealized Loss on
   contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

 Equity contracts          Payables: Futures Margin
                             Variation

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2013 (amounts in thousands):

                                                  Asset Derivatives Value
                                             ---------------------------------
                                              Total Value    Foreign
                                                   at       Exchange   Equity
                                             April 30, 2013 Contracts Contracts
                                             -------------- --------- ---------
 Enhanced U.S. Large Company Portfolio......     $7,853       $  79    $7,774*
 Selectively Hedged Global Equity Portfolio.        321         192       129*

                                                Liability Derivatives Value
                                             ---------------------------------
                                              Total Value    Foreign
                                                   at       Exchange   Equity
                                             April 30, 2013 Contracts Contracts
                                             -------------- --------- ---------
 Enhanced U.S. Large Company Portfolio......     $ (591)      $(591)       --
 Selectively Hedged Global Equity Portfolio.        (95)        (95)       --

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the six months ended
April 30, 2013 (amounts in thousands):

Derivative Type               Location of Gain (Loss) on Derivatives Recognized in Income
---------------             -----------------------------------------------------------------
Foreign exchange contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions
                            Change in Unrealized Appreciation (Depreciation) of: Translation
                              of Foreign Currency Denominated Amounts

Equity contracts            Net Realized Gain (Loss) on: Futures
                            Change in Unrealized Appreciation (Depreciation) of: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2013 (amounts in thousands):

                                                        Realized Gain (Loss) on
                                                      Derivatives Recognized in Income
                                                      -------------------------------
                                                                  Foreign
                                                                 Exchange    Equity
                                                       Total     Contracts  Contracts
                                                       -------   ---------  ---------
Enhanced U.S. Large Company Portfolio................ $19,275      $(667)    $19,942
U.S. Targeted Value Portfolio*.......................    (402)        --        (402)
U.S. Small Cap Value Portfolio*......................   1,840         --       1,840
U.S. Small Cap Portfolio*............................    (494)        --        (494)
U.S. Micro Cap Portfolio*............................    (423)        --        (423)
International Small Company Portfolio*...............     (29)        --         (29)
Continental Small Company Portfolio*.................      29         --          29
DFA International Real Estate Securitites Portfolio*.     888         --         888
Selectively Hedged Global Equity Portfolio...........     652        390         262
Emerging Markets Small Cap Portfolio*................     457         --         457

                                                          Change in Unrealized
                                                      Appreciation (Depreciation) on
                                                      Derivatives Recognized in Income
                                                      -------------------------------
                                                                  Foreign
                                                                 Exchange    Equity
                                                       Total     Contracts  Contracts
                                                       -------   ---------  ---------
Enhanced U.S. Large Company Portfolio................ $ 5,617      $ 669     $ 4,948
International Small Company Portfolio*...............      30         --          30
Continental Small Company Portfolio*.................     (29)        --         (29)
Selectively Hedged Global Equity Portfolio...........     337        191         146

* As of April 30, 2013, there were no futures contracts outstanding. During the six months ended April 30, 2013, the Portfolios had limited activity in futures contracts.

I. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolios under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

                                         Weighted      Weighted    Number of   Interest Maximum Amount
                                          Average      Average        Days     Expense  Borrowed During
                                       Interest Rate Loan Balance Outstanding* Incurred   The Period
                                       ------------- ------------ ------------ -------- ---------------
U.S. Targeted Value Portfolio.........     0.91%       $ 4,884         14        $ 2        $10,912
U.S. Small Cap Value Portfolio........     0.92%         3,619          4         --          4,137
U.S. Small Cap Portfolio..............     0.91%         4,540          1         --          4,540
DFA Real Estate Securities Portfolio..     0.91%         4,838          6          1          7,104
Large Cap International Portfolio.....     0.89%        28,175         13          9         37,795
International Core Equity Portfolio...     0.91%        11,573         10          3         21,383
DFA Global Real Estate Securities
  Portfolio...........................     0.84%         1,573          1         --          1,573
DFA International Small Cap Value
  Portfolio...........................     0.90%        12,305          9          3         18,353
International Vector Equity Portfolio.     0.90%           286          2         --            512
World ex U.S. Value Portfolio.........     0.90%           101          9         --            307

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013 that each Portfolio's available line of credit was utilized.

   At April 30, 2013, International Vector Equity Portfolio had loans outstanding of $512 (amount in thousands).

J. Securities Lending:

   As of April 30, 2013, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                           Market
                                                           Value
                                                          --------
             U.S. Targeted Value Portfolio............... $ 12,282
             U.S. Small Cap Value Portfolio..............   28,653
             U.S. Core Equity 1 Portfolio................    8,479
             U.S. Core Equity 2 Portfolio................   14,175
             U.S. Vector Equity Portfolio................    4,989
             U.S. Small Cap Portfolio....................   20,253
             U.S. Micro Cap Portfolio....................   16,554
             DFA Real Estate Securities Portfolio........      599
             Large Cap International Portfolio...........    9,499
             International Core Equity Portfolio.........   57,871
             DFA International Small Cap Value Portfolio.   64,753
             International Vector Equity Portfolio.......    4,738
             Emerging Markets Core Equity Portfolio......  249,581

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

   The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolios had no in-kind redemptions.

N. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

O. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                                    Approximate
                                                                                     Percentage
                                                                       Number of   of Outstanding
                                                                      Shareholders     Shares
                                                                      ------------ --------------
Enhanced U.S. Large Company Portfolio -- Institutional Class Shares..      4             83%
U.S. Large Cap Value Portfolio -- Institutional Class Shares.........      3             74%
U.S. Targeted Value Portfolio -- Class R1 Shares.....................      2             98%
U.S. Targeted Value Portfolio -- Class R2 Shares.....................      7             89%
U.S. Targeted Value Portfolio -- Institutional Class Shares..........      3             61%
U.S. Small Cap Value Portfolio -- Institutional Class Shares.........      3             61%
U.S. Core Equity 1 Portfolio -- Institutional Class Shares...........      4             73%
U.S. Core Equity 2 Portfolio -- Institutional Class Shares...........      6             83%
U.S. Vector Equity Portfolio -- Institutional Class Shares...........      4             90%
U.S. Small Cap Portfolio -- Institutional Class Shares...............      4             57%
U.S. Micro Cap Portfolio -- Institutional Class Shares...............      4             71%
DFA Real Estate Securities Portfolio -- Institutional Class Shares...      4             84%
Large Cap International Portfolio -- Institutional Class Shares......      3             73%
International Core Equity Portfolio -- Institutional Class Shares....      4             77%
International Small Company Portfolio -- Institutional Class Shares..      4             57%
Japanese Small Company Portfolio -- Institutional Class Shares.......      4             84%
Asia Pacific Small Company Portfolio -- Institutional Class Shares...      3             86%
United Kingdom Small Company Portfolio -- Institutional Class Shares.      3             91%

                                                                                                Approximate
                                                                                                 Percentage
                                                                                   Number of   of Outstanding
                                                                                  Shareholders     Shares
                                                                                  ------------ --------------
Continental Small Company Portfolio -- Institutional Class Shares................      4             91%
DFA International Real Estate Securities Portfolio -- Institutional Class Shares.      4             92%
DFA Global Real Estate Securities Portfolio -- Institutional Class Shares........      3             88%
DFA International Small Cap Value Portfolio -- Institutional Class Shares........      3             58%
International Vector Equity Portfolio -- Institutional Class Shares..............      3             87%
World ex U.S. Value Portfolio -- Institutional Class Shares......................      5             81%
World ex U.S. Targeted Value Portfolio--Institutional Class Shares...............      3            100%
World ex U.S. Core Equity Portfolio--Institutional Class Shares..................      2            100%
Selectively Hedged Global Equity Portfolio.......................................      2             93%
Emerging Markets Portfolio -- Institutional Class Shares.........................      3             67%
Emerging Markets Small Cap Portfolio -- Institutional Class Shares...............      4             49%
Emerging Markets Value Portfolio -- Class R2 Shares..............................      4             82%
Emerging Markets Value Portfolio -- Institutional Class Shares...................      2             28%
Emerging Markets Core Equity Portfolio -- Institutional Class Shares.............      3             63%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company ("Tribune"). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the "LBO") and sold their shares for $34 per share in cash, such as The U.S. Large Cap Value Series. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the "Lawsuits"). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. The Lawsuits seek to recover, for the benefit of Tribune's bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune's payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code's and various states' fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

P. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                   CONSOLIDATED DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the period indicated.

                                            Six Months Ended April 30, 2013
     EXPENSE TABLE
                                    Beginning  Ending              Expenses
                                     Account  Account   Annualized   Paid
                                      Value    Value     Expense    During
                                    11/01/12  04/30/13    Ratio*   Period*
                                    --------- --------- ---------- --------
     -
     Actual Fund Return............ $1,000.00 $  946.30    0.34%    $1.64
     Hypothetical 5% Annual Return. $1,000.00 $1,023.11    0.34%    $1.71

----------

* DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the combined expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                 CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

         DFA Commodity Strategy Portfolio
Corporate....................................  43.5%
Foreign Corporate............................  24.1%
Foreign Government...........................   6.2%
Government...................................  17.7%
Supranational................................   8.5%
                                              -----
                                              100.0%

                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
BONDS -- (82.4%)
AUSTRALIA -- (4.3%)
BHP Billiton Finance USA, Ltd.
    5.500%, 04/01/14.............................   $     960 $ 1,004,832
Commonwealth Bank of Australia
    1.250%, 09/18/15.............................       4,780   4,837,599
National Australia Bank, Ltd.
    5.500%, 05/20/15............................. EUR   6,500   9,435,559
Westpac Banking Corp.
    4.200%, 02/27/15.............................       9,500  10,125,698
                                                              -----------
TOTAL AUSTRALIA..................................              25,403,688
                                                              -----------

AUSTRIA -- (0.5%)
KA Finanz AG
    2.250%, 03/24/14............................. EUR     700     938,787
Oesterreichische Kontrollbank AG
    4.500%, 03/09/15.............................       2,000   2,150,420
                                                              -----------
TOTAL AUSTRIA....................................               3,089,207
                                                              -----------

CANADA -- (5.8%)
Bank of Nova Scotia
    1.850%, 01/12/15.............................       6,400   6,537,594
    3.400%, 01/22/15.............................       1,800   1,886,994
Barrick Gold Finance Co.
    4.875%, 11/15/14.............................       2,200   2,334,917
Enbridge, Inc.
    5.800%, 06/15/14.............................       1,900   2,007,557
Encana Corp.
    4.750%, 10/15/13.............................       1,415   1,441,037
Husky Energy, Inc.
    5.900%, 06/15/14.............................       2,500   2,639,670
Ontario, Province of Canada
    0.950%, 05/26/15.............................       2,000   2,020,908
Petro-Canada
    4.000%, 07/15/13.............................         200     201,418
Potash Corp. of Saskatchewan, Inc.
    3.750%, 09/30/15.............................         855     914,169
Royal Bank of Canada
    0.800%, 10/30/15.............................       2,500   2,510,250
Thomson Reuters Corp.
    5.700%, 10/01/14.............................         800     856,051
Toronto-Dominion Bank (The)
    5.375%, 05/14/15............................. EUR   4,000   5,789,146
TransAlta Corp.
    4.750%, 01/15/15.............................       2,508   2,646,793
TransCanada PipeLines, Ltd.
    4.000%, 06/15/13.............................       1,525   1,530,890
    3.400%, 06/01/15.............................       1,000   1,056,852
                                                              -----------
TOTAL CANADA.....................................              34,374,246
                                                              -----------

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
FRANCE -- (4.4%)
Agence Francaise de Developpement
    1.250%, 06/09/14.............................   $   5,500 $ 5,550,474
    2.500%, 07/15/15.............................       3,000   3,127,449
BNP Paribas SA
    3.250%, 03/11/15.............................       4,035   4,198,349
Caisse d'Amortissement de la Dette Sociale
    3.625%, 04/25/15............................. EUR   5,000   7,019,346
France Telecom SA
    4.375%, 07/08/14.............................       3,231   3,363,258
Societe Financement de l'Economie Francaise
    3.125%, 06/30/14............................. EUR   2,000   2,724,238
Veolia Environnement SA
    5.250%, 06/03/13.............................         425     426,347
                                                              -----------
TOTAL FRANCE.....................................              26,409,461
                                                              -----------
GERMANY -- (2.5%)
Deutsche Bank AG
    4.875%, 05/20/13.............................       1,475   1,478,217
    3.875%, 08/18/14.............................       1,750   1,820,590
Landwirtschaftliche Rentenbank
    3.750%, 02/11/16............................. EUR   8,000  11,558,052
                                                              -----------
TOTAL GERMANY....................................              14,856,859
                                                              -----------

JAPAN -- (0.6%)
Nomura Holdings, Inc.
    5.000%, 03/04/15.............................       3,500   3,734,742
                                                              -----------

NETHERLANDS -- (5.2%)
Bank Nederlandse Gemeenten
    2.750%, 07/01/15.............................       9,500   9,956,855
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
    3.125%, 02/05/15............................. CAD   7,000   7,112,839
    2.125%, 10/13/15.............................       2,000   2,065,940
Deutsche Telekom International Finance BV
    5.250%, 07/22/13.............................         525     530,365
    4.875%, 07/08/14.............................       1,900   1,992,826
Nederlandse Waterschapsbank NV
    2.000%, 09/09/15.............................       9,000   9,312,300
                                                              -----------
TOTAL NETHERLANDS................................              30,971,125
                                                              -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (8.6%)
Council Of Europe Development Bank
    4.000%, 04/15/15.............................       8,000   8,558,960

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
EUROFIMA
    4.500%, 03/06/15.............................   $   9,000 $ 9,675,000
European Financial Stability Facility
    1.625%, 02/04/15............................. EUR   5,000   6,755,890
    1.125%, 06/01/15............................. EUR   3,000   4,028,288
European Investment Bank
    6.500%, 09/10/14............................. NZD   2,531   2,268,823
    2.500%, 07/15/15............................. EUR   6,000   8,316,953
Inter-American Development Bank
    1.000%, 01/07/15.............................       1,000   1,006,920
Nordic Investment Bank
    7.500%, 04/15/15............................. NZD  11,000  10,220,326
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              50,831,160
                                                              -----------

SWEDEN -- (3.0%)
Nordea Bank AB
    2.750%, 08/11/15............................. EUR   5,000   6,908,419
Svensk Exportkredit AB
    3.625%, 05/27/14............................. EUR   1,212   1,653,924
Svenska Handelsbanken AB
    1.500%, 07/06/15............................. EUR   7,000   9,394,186
                                                              -----------
TOTAL SWEDEN.....................................              17,956,529
                                                              -----------

SWITZERLAND -- (0.6%)
Credit Suisse New York
    5.000%, 05/15/13.............................       1,275   1,276,992
    5.500%, 05/01/14.............................         250     262,330
    3.500%, 03/23/15.............................       1,000   1,053,200
UBS AG
    2.250%, 08/12/13.............................         905     909,848
                                                              -----------
TOTAL SWITZERLAND................................               3,502,370
                                                              -----------

UNITED KINGDOM -- (3.4%)
Barclays Bank P.L.C.
    5.200%, 07/10/14.............................       1,500   1,578,823
BP Capital Markets P.L.C.
    5.250%, 11/07/13.............................       3,500   3,588,011
British Telecommunications P.L.C.
    2.000%, 06/22/15.............................       3,100   3,184,816
Rio Tinto Finance USA P.L.C.
    1.125%, 03/20/15.............................       3,850   3,880,438
Royal Bank of Scotland Group P.L.C.
    2.550%, 09/18/15.............................       3,800   3,914,224
Vodafone Group P.L.C.
    4.150%, 06/10/14.............................       1,825   1,896,075
    3.375%, 11/24/15.............................       2,000   2,129,572
                                                              -----------
TOTAL UNITED KINGDOM.............................              20,171,959
                                                              -----------

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (43.5%)
ACE INA Holdings, Inc.
    5.875%, 06/15/14............................. $     1,250 $1,322,381
    2.600%, 11/23/15.............................       3,295  3,448,916
Aflac, Inc.
    3.450%, 08/15/15.............................       3,800  4,035,292
Agilent Technologies, Inc.
    2.500%, 07/15/13.............................       1,000  1,004,128
Allstate Corp. (The)
    6.200%, 05/16/14.............................       2,000  2,116,346
    5.000%, 08/15/14.............................       2,130  2,250,434
Altria Group, Inc.
    4.125%, 09/11/15.............................       2,170  2,335,847
American Express Credit Corp.
    5.875%, 05/02/13.............................         650    650,000
    5.125%, 08/25/14.............................       1,700  1,802,122
    1.750%, 06/12/15.............................       1,200  1,226,550
American International Group, Inc.
    3.000%, 03/20/15.............................       4,000  4,147,808
Ameriprise Financial, Inc.
    5.650%, 11/15/15.............................       1,625  1,823,957
Amgen, Inc.
    4.850%, 11/18/14.............................       1,000  1,064,623
Anheuser-Busch InBev Worldwide, Inc.
    0.800%, 07/15/15.............................       2,000  2,007,370
Assurant, Inc.
    5.625%, 02/15/14.............................       2,000  2,073,392
AT&T, Inc.
    2.500%, 08/15/15.............................       4,000  4,155,288
AutoZone, Inc.
    4.375%, 06/01/13.............................         100    100,292
Baltimore Gas & Electric Co.
    6.125%, 07/01/13.............................         500    504,505
Bank of America Corp.
    1.500%, 10/09/15.............................       5,000  5,029,735
BB&T Corp.
    3.375%, 09/25/13.............................         550    556,716
    5.700%, 04/30/14.............................       3,087  3,248,728
Berkshire Hathaway Finance Corp.
    4.850%, 01/15/15.............................       5,000  5,372,920
BlackRock, Inc.
    3.500%, 12/10/14.............................       2,000  2,098,258
Boston Scientific Corp.
    4.500%, 01/15/15.............................       3,005  3,179,657
Bristol-Myers Squibb Co.
    5.250%, 08/15/13.............................       1,175  1,189,326
Burlington Northern Santa Fe LLC
    4.300%, 07/01/13.............................       1,200  1,207,530
    4.875%, 01/15/15.............................         200    214,399
Capital One Financial Corp.
    6.250%, 11/15/13.............................         150    154,519
    7.375%, 05/23/14.............................       1,189  1,272,300
    2.150%, 03/23/15.............................         700    714,876
Cardinal Health, Inc.
    4.000%, 06/15/15.............................       3,000  3,190,548

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Caterpillar Financial Services Corp.
    6.200%, 09/30/13............................. $     1,000 $1,024,103
Cisco Systems, Inc.
    1.625%, 03/14/14.............................       1,550  1,568,230
Citigroup, Inc.
    6.500%, 08/19/13.............................         625    636,184
    6.375%, 08/12/14.............................       1,250  1,336,526
CNA Financial Corp.
    5.850%, 12/15/14.............................         277    297,646
Coca-Cola Enterprises, Inc.
    1.125%, 11/12/13.............................       1,607  1,613,433
Comerica, Inc.
    3.000%, 09/16/15.............................       2,277  2,396,479
Computer Sciences Corp.
    2.500%, 09/15/15.............................       3,558  3,653,717
Consolidated Edison Co. of New York, Inc.
    4.700%, 02/01/14.............................         400    411,594
CSX Corp.
    5.500%, 08/01/13.............................         425    430,169
Daimler Finance North America LLC
    6.500%, 11/15/13.............................       2,100  2,167,471
Dell, Inc.
    2.100%, 04/01/14.............................       1,500  1,512,312
    2.300%, 09/10/15.............................       2,800  2,805,645
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
    4.750%, 10/01/14.............................       1,500  1,581,633
Dominion Resources, Inc.
    5.150%, 07/15/15.............................       1,400  1,531,205
eBay, Inc.
    0.875%, 10/15/13.............................       1,435  1,438,941
Ecolab, Inc.
    1.000%, 08/09/15.............................       2,000  2,006,670
Emerson Electric Co.
    5.625%, 11/15/13.............................       1,200  1,233,625
Enbridge Energy Partners L.P.
    5.350%, 12/15/14.............................       1,475  1,577,352
Energy Transfer Partners L.P.
    6.000%, 07/01/13.............................         425    428,252
    5.950%, 02/01/15.............................       1,200  1,297,625
Enterprise Products Operating LLC
    5.600%, 10/15/14.............................       2,666  2,852,473
EOG Resources, Inc.
    2.950%, 06/01/15.............................       2,440  2,556,610
Exelon Generation Co. LLC
    5.350%, 01/15/14.............................       1,100  1,136,520
Fifth Third Bancorp
    6.250%, 05/01/13.............................         875    875,000
Fifth Third Bank
    0.900%, 02/26/16.............................       2,000  2,000,968
Freeport-McMoRan Copper & Gold, Inc.
    1.400%, 02/13/15.............................       3,996  4,032,487

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
General Electric Capital Corp.
    2.100%, 01/07/14............................. $       600 $  607,404
    2.150%, 01/09/15.............................       6,000  6,154,386
    1.625%, 07/02/15.............................       2,000  2,037,442
Gilead Sciences, Inc.
    2.400%, 12/01/14.............................       3,000  3,081,744
Goldman Sachs Group, Inc. (The)
    5.250%, 10/15/13.............................         250    255,295
    3.300%, 05/03/15.............................       3,500  3,651,375
Hartford Financial Services Group, Inc.
    4.000%, 03/30/15.............................       1,400  1,481,621
Hess Corp.
    7.000%, 02/15/14.............................         175    183,277
Hewlett-Packard Co.
    1.250%, 09/13/13.............................       1,500  1,502,580
    2.625%, 12/09/14.............................       1,300  1,329,033
HSBC Finance Corp.
    4.750%, 07/15/13.............................       1,575  1,588,523
HSBC USA, Inc.
    2.375%, 02/13/15.............................       1,500  1,545,357
John Deere Capital Corp.
    1.875%, 06/17/13.............................       1,250  1,252,396
JPMorgan Chase & Co.
    3.700%, 01/20/15.............................       2,800  2,937,869
    3.400%, 06/24/15.............................       1,000  1,052,007
KeyCorp
    6.500%, 05/14/13.............................       1,000  1,001,936
    3.750%, 08/13/15.............................       3,000  3,195,045
Kimberly-Clark Corp.
    5.000%, 08/15/13.............................       1,000  1,013,090
Lowe's Cos., Inc.
    5.000%, 10/15/15.............................       1,050  1,161,893
Marathon Oil Corp.
    0.900%, 11/01/15.............................       1,140  1,142,500
Marsh & McLennan Cos., Inc.
    5.750%, 09/15/15.............................       4,000  4,438,156
Medtronic, Inc.
    4.750%, 09/15/15.............................       1,087  1,189,847
MetLife, Inc.
    2.375%, 02/06/14.............................         420    426,224
    5.500%, 06/15/14.............................       1,250  1,318,041
    5.000%, 06/15/15.............................         500    544,084
Morgan Stanley
    4.100%, 01/26/15.............................       2,500  2,619,758
NASDAQ OMX Group, Inc. (The)
    4.000%, 01/15/15.............................       2,800  2,923,200
NextEra Energy Capital Holdings, Inc.
    2.550%, 11/15/13.............................         750    757,755
Northrop Grumman Corp.
    3.700%, 08/01/14.............................         800    830,075
Occidental Petroleum Corp.
    1.450%, 12/13/13.............................       1,000  1,007,255

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
PACCAR Financial Corp.
    2.050%, 06/17/13.............................   $     100 $  100,227
    0.750%, 08/14/15.............................       2,000  2,008,098
Pacific Gas & Electric Co.
    4.800%, 03/01/14.............................       3,000  3,104,217
Philip Morris International, Inc.
    4.875%, 05/16/13.............................       1,265  1,267,105
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    3.950%, 09/15/15.............................       1,330  1,429,283
PNC Funding Corp.
    5.400%, 06/10/14.............................       2,075  2,185,695
PPG Industries, Inc.
    1.900%, 01/15/16.............................       2,050  2,104,108
Praxair, Inc.
    2.125%, 06/14/13.............................       1,000  1,002,120
Procter & Gamble Co. (The)
    4.500%, 05/12/14............................. EUR   4,000  5,495,950
Prudential Financial, Inc.
    6.200%, 01/15/15.............................       2,448  2,661,519
Quest Diagnostics, Inc.
    5.450%, 11/01/15.............................       4,000  4,399,804
Qwest Corp.
    7.500%, 10/01/14.............................       2,300  2,484,800
Reynolds American, Inc.
    1.050%, 10/30/15.............................       4,000  4,004,812
Safeway, Inc.
    5.625%, 08/15/14.............................       4,500  4,755,060
Sempra Energy
    2.000%, 03/15/14.............................         416    420,823
Sherwin-Williams Co. (The)
    3.125%, 12/15/14.............................       1,048  1,089,452
Southern Power Co.
    4.875%, 07/15/15.............................       3,660  3,984,477
Spectra Energy Capital LLC
    5.500%, 03/01/14.............................       1,500  1,558,284
    5.668%, 08/15/14.............................         955  1,013,831
St Jude Medical, Inc.
    2.200%, 09/15/13.............................       3,325  3,346,762
    3.750%, 07/15/14.............................         100    103,992
SunTrust Banks, Inc.
    3.600%, 04/15/16.............................       4,000  4,288,500
Target Corp.
    4.000%, 06/15/13.............................       1,000  1,004,237
TD Ameritrade Holding Corp.
    4.150%, 12/01/14.............................       2,350  2,478,470
Texas Instruments, Inc.
    0.875%, 05/15/13.............................         500    500,102
Textron, Inc.
    6.200%, 03/15/15.............................       1,500  1,629,525
Thermo Fisher Scientific, Inc.
    3.200%, 05/01/15.............................       2,250  2,342,457

                                                         Face
                                                        Amount^    Value+
                                                        -------    ------
                                                         (000)
UNITED STATES -- (Continued)
Time Warner Cable, Inc.
      3.500%, 02/01/15............................. $     4,000 $  4,180,420
Toyota Motor Credit Corp.
      1.000%, 02/17/15.............................       3,000    3,031,458
      0.875%, 07/17/15.............................       2,000    2,013,304
Union Bank NA
      2.125%, 12/16/13.............................       1,400    1,413,829
UnitedHealth Group, Inc.
      5.000%, 08/15/14.............................       1,170    1,237,555
Valero Energy Corp.
      4.750%, 04/01/14.............................       1,125    1,167,237
      4.500%, 02/01/15.............................         900      956,574
Verizon Communications, Inc.
      0.700%, 11/02/15.............................       3,000    2,991,045
Viacom, Inc.
      4.375%, 09/15/14.............................       1,229    1,289,263
Walt Disney Co. (The)
      0.875%, 12/01/14.............................       1,500    1,512,593
WellPoint, Inc.
      5.000%, 12/15/14.............................       2,500    2,671,612
      5.250%, 01/15/16.............................       1,500    1,666,914
Wells Fargo & Co.
      3.750%, 10/01/14.............................       2,300    2,403,939
      1.250%, 02/13/15.............................       1,000    1,011,991
Western Union Co. (The)
      6.500%, 02/26/14.............................       3,500    3,664,090
Williams Partners L.P.
      3.800%, 02/15/15.............................       2,300    2,418,089
Xerox Corp.
      4.250%, 02/15/15.............................       3,500    3,691,499
Zimmer Holdings, Inc.
      1.400%, 11/30/14.............................       1,000    1,010,298
TOTAL UNITED STATES................................              259,226,221
                                                                ------------
TOTAL BONDS........................................              490,527,567
                                                                ------------

AGENCY OBLIGATIONS -- (11.3%)
Federal Home Loan Mortgage Corporation
      5.250%, 04/18/16.............................      15,000   17,142,300
Federal National Mortgage Association
      0.500%, 03/30/16.............................      50,000   50,125,450
                                                                ------------
TOTAL AGENCY OBLIGATIONS...........................               67,267,750
                                                                ------------

U.S. TREASURY OBLIGATIONS -- (6.3%)
U.S. Treasury Notes
@@^^  0.375%, 07/31/13.............................      37,800   37,829,522
                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $591,568,241)..............................              $595,624,839
                                                                ============

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                            Investments in Securities (Market Value)
                                          -------------------------------------------
                                          Level 1     Level 2    Level 3     Total
                                          -------- ------------  ------- ------------
Bonds
  Australia..............................       -- $ 25,403,688    --    $ 25,403,688
  Austria................................       --    3,089,207    --       3,089,207
  Canada.................................       --   34,374,246    --      34,374,246
  France.................................       --   26,409,461    --      26,409,461
  Germany................................       --   14,856,859    --      14,856,859
  Japan..................................       --    3,734,742    --       3,734,742
  Netherlands............................       --   30,971,125    --      30,971,125
  Supranational Organization Obligations.       --   50,831,160    --      50,831,160
  Sweden.................................       --   17,956,529    --      17,956,529
  Switzerland............................       --    3,502,370    --       3,502,370
  United Kingdom.........................       --   20,171,959    --      20,171,959
  United States..........................       --  259,226,221    --     259,226,221
Agency Obligations.......................       --   67,267,750    --      67,267,750
U.S. Treasury Obligations................       --   37,829,522    --      37,829,522
Forward Currency Contracts**.............       --   (1,373,105)   --      (1,373,105)
Futures Contracts**...................... $297,996           --    --         297,996
Swap Agreements**........................       --    7,155,258    --       7,155,258
                                          -------- ------------    --    ------------
TOTAL.................................... $297,996 $601,406,992    --    $601,704,988
                                          ======== ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

               CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value................................................................... $    595,625
Temporary Cash Investments at Value & Cost.............................................       21,870
Foreign Currencies at Value............................................................          931
Receivables:
  Investment Securities Sold...........................................................        3,029
  Interest.............................................................................        5,579
  Fund Shares Sold.....................................................................        1,053
Unrealized Gain on Swap Contracts......................................................       12,642
Prepaid Expenses and Other Assets......................................................           11
                                                                                        ------------
     Total Assets......................................................................      640,740
                                                                                        ------------
LIABILITIES:
Due to Custodian.......................................................................           86
Payables:
  Investment Securities Purchased......................................................        9,322
  Fund Shares Redeemed.................................................................          176
  Due to Advisor.......................................................................          148
  Futures Margin Variation.............................................................          346
Unrealized Loss on Swap Contracts......................................................        5,487
Unrealized Loss on Forward Currency Contracts..........................................        1,373
Accrued Expenses and Other Liabilities.................................................           13
                                                                                        ------------
     Total Liabilities.................................................................       16,951
                                                                                        ------------
NET ASSETS............................................................................. $    623,789
                                                                                        ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................   70,364,966
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $       8.87
                                                                                        ============
Investments at Cost.................................................................... $    591,568
                                                                                        ============
Foreign Currencies at Cost............................................................. $        918
                                                                                        ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $    650,376
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).        2,845
Accumulated Net Realized Gain (Loss)...................................................      (39,607)
Net Unrealized Foreign Exchange Gain (Loss)............................................       (1,348)
Net Unrealized Appreciation (Depreciation).............................................       11,523
                                                                                        ------------
NET ASSETS............................................................................. $    623,789
                                                                                        ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  100,000,000
                                                                                        ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

Investment Income
  Interest...................................................................................... $  2,894
                                                                                                 --------
     Total Investment Income....................................................................    2,894
                                                                                                 --------
Expenses
  Investment Advisory Services Fees.............................................................      965
  Accounting & Transfer Agent Fees..............................................................       37
  Custodian Fees................................................................................       11
  Filing Fees...................................................................................       32
  Shareholders' Reports.........................................................................        7
  Directors'/Trustees' Fees & Expenses..........................................................        2
  Professional Fees.............................................................................       15
  Other.........................................................................................        4
                                                                                                 --------
     Total Expenses.............................................................................    1,073
                                                                                                 --------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note D).     (144)
  Fees Paid Indirectly..........................................................................       (7)
                                                                                                 --------
  Net Expenses..................................................................................      922
                                                                                                 --------
  Net Investment Income (Loss)..................................................................    1,972
                                                                                                 --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold..................................................................       95
    Futures.....................................................................................   (1,738)
    Swap Contracts..............................................................................  (37,340)
    Foreign Currency Transactions...............................................................     (528)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..................................................    1,363
    Futures.....................................................................................      151
    Swap Contracts..............................................................................    5,880
    Translation of Foreign Currency Denominated Amounts.........................................      139
                                                                                                 --------
  Net Realized and Unrealized Gain (Loss).......................................................  (31,978)
                                                                                                 --------
Net Increase (Decrease) in Net Assets Resulting from Operations................................. $(30,006)
                                                                                                 ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

               CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                        Six Months     Year
                                                                                           Ended      Ended
                                                                                         April 30,   Oct. 31,
                                                                                           2013        2012
                                                                                        ----------- ---------
                                                                                        (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).........................................................  $  1,972   $   2,616
  Net Realized Gain (Loss) on:
    Investment Securities Sold.........................................................        95       1,207
    Futures............................................................................    (1,738)     (2,170)
    Swap Contracts.....................................................................   (37,340)    (17,151)
    Foreign Currency Transactions......................................................      (528)      1,374
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................................     1,363       1,848
    Futures............................................................................       151         112
    Swap Contracts.....................................................................     5,880       3,344
    Translation of Foreign Currency Denominated Amounts................................       139      (1,489)
                                                                                         --------   ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations...................   (30,006)    (10,309)
                                                                                         --------   ---------
Distributions From:
  Net Investment Income................................................................      (943)     (2,038)
  Net Short-Term Gains.................................................................      (472)       (151)
  Net Long-Term Gains..................................................................      (472)         --
                                                                                         --------   ---------
     Total Distributions...............................................................    (1,887)     (2,189)
                                                                                         --------   ---------
Capital Share Transactions (1):
  Shares Issued........................................................................   246,453     371,713
  Shares Issued in Lieu of Cash Distributions..........................................     1,797       2,084
  Shares Redeemed......................................................................   (50,647)   (134,001)
                                                                                         --------   ---------
     Net Increase (Decrease) from Capital Share Transactions...........................   197,603     239,796
                                                                                         --------   ---------
     Total Increase (Decrease) in Net Assets...........................................   165,710     227,298
Net Assets
  Beginning of Period..................................................................   458,079     230,781
                                                                                         --------   ---------
  End of Period........................................................................  $623,789   $ 458,079
                                                                                         ========   =========
(1) Shares Issued and Redeemed:
  Shares Issued........................................................................    26,966      39,879
  Shares Issued in Lieu of Cash Distributions..........................................       195         232
  Shares Redeemed......................................................................    (5,525)    (14,994)
                                                                                         --------   ---------
     Net Increase (Decrease) from Shares Issued and Redeemed...........................    21,636      25,117
                                                                                         ========   =========
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).  $  2,845   $   1,816

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

                       CONSOLIDATED FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                                                                        Six Months       Year
                                                                                                           Ended        Ended
                                                                                                         April 30,     Oct. 31,
                                                                                                           2013          2012
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        (Unaudited)
Net Asset Value, Beginning of Period..................................................................  $   9.40      $   9.77
                                                                                                        --------      --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)....................................................................      0.03          0.07
  Net Gains (Losses) on Securities (Realized and Unrealized)..........................................     (0.52)        (0.37)
                                                                                                        --------      --------
   Total from Investment Operations...................................................................     (0.49)        (0.30)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...............................................................................     (0.02)        (0.06)
  Net Realized Gains..................................................................................     (0.02)        (0.01)
                                                                                                        --------      --------
   Total Distributions................................................................................     (0.04)        (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................................................................  $   8.87      $   9.40
====================================================================================================== ===========    ========
Total Return..........................................................................................     (5.37)%(C)    (3.08)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).................................................................  $623,789      $458,079
Ratio of Expenses to Average Net Assets...............................................................      0.34%(B)      0.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery
 of Previously Waived Fees and Fees Paid Indirectly)..................................................      0.39%(B)      0.41%
Ratio of Net Investment Income to Average Net Assets..................................................      0.73%(B)      0.79%
Portfolio Turnover Rate...............................................................................        27%(C)        69%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Period
                                                                                                          Nov. 9,
                                                                                                         2010(a) to
                                                                                                          Oct. 31,
                                                                                                            2011
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period..................................................................  $  10.00
                                                                                                        --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)....................................................................      0.07
  Net Gains (Losses) on Securities (Realized and Unrealized)..........................................     (0.27)
                                                                                                        --------
   Total from Investment Operations...................................................................     (0.20)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...............................................................................     (0.03)
  Net Realized Gains..................................................................................        --
                                                                                                        --------
   Total Distributions................................................................................     (0.03)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................................................................  $   9.77
====================================================================================================== ==========
Total Return..........................................................................................     (2.02)%(C)
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).................................................................  $230,781
Ratio of Expenses to Average Net Assets...............................................................      0.47%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery
 of Previously Waived Fees and Fees Paid Indirectly)..................................................      0.53%(B)(E)
Ratio of Net Investment Income to Average Net Assets..................................................      0.64%(B)(E)
Portfolio Turnover Rate...............................................................................        50%(C)
-----------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, one of which, DFA Commodity Strategy Portfolio (the "Portfolio"), is included in this section of the report. The remaining operational portfolios are presented in separate reports.

   The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the "Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Debt Securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are classified as Level 2 in the hierarchy.

   Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap contracts generally are valued at a price at which the counterparties to such contracts would repurchase the instrument or terminate the contracts. These valuations are categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolio.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Basis for Consolidation:

   The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. All intercompany accounts and transactions have been eliminated. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio's or Subsidiary's assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

   To the extent of the Portfolio's investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

   The Subsidiary is classified as a controlled foreign corporation under Subchapter M of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

   As of April 30, 2013, the Portfolio held $116,576,214 in the Subsidiary, representing 18.19% of the Portfolio's total assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolio. For the six months ended April 30, 2013, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30% of the Portfolio's average daily net assets.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to no more than 0.55% of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2014, and may not be terminated by the Advisor prior to that date. At April 30, 2013, there were no previously waived fees subjected to future recovery by the Advisor.

   The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary's average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

   For the six months ended April 30, 2013, approximately $144 (in thousands) of the Subsidiary's management fees were waived pursuant to the Subsidiary fee waiver agreement.

Earned Income Credit:

   In addition, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                    Fees Paid
                                                    Indirectly
                                                    ----------
                  DFA Commodity Strategy Portfolio.     $7

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

E. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                     DFA Commodity Strategy Portfolio. $2

F. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolio made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                        U.S. Government  Other Investment
                                          Securities        Securities
                                       ----------------- -----------------
                                       Purchases  Sales  Purchases  Sales
                                       --------- ------- --------- -------
     DFA Commodity Strategy Portfolio. $114,384  $46,886 $183,315  $95,291

G. Federal Income Taxes:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to adjustments between financial and tax reporting related to the Subsidiary, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes and net foreign currency gains/losses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                     Increase       Increase
                                                    (Decrease)     (Decrease)
                                     Increase     Undistributed   Accumulated
                                    (Decrease)    Net Investment  Net Realized
                                  Paid-In Capital     Income     Gains (Losses)
                                  --------------- -------------- --------------
DFA Commodity Strategy Portfolio.    $(18,602)        $1,007        $17,595

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                       Net Investment
                                           Income
                                       and Short-Term   Long-Term
                                       Capital Gains  Capital Gains Total
                                       -------------- ------------- ------
     DFA Commodity Strategy Portfolio
     2011.............................     $  636           --      $  636
     2012.............................      2,410          $37       2,447

   At October 31, 2012, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                        Net Investment
                                            Income
                                        and Short-Term   Long-Term
                                        Capital Gains  Capital Gains Total
                                        -------------- ------------- -----
      DFA Commodity Strategy Portfolio.      $221           $37      $258

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                  Undistributed                                Total Net
                                  Net Investment                             Distributable
                                    Income and   Undistributed                 Earnings
                                    Short-Term     Long-Term   Capital Loss  (Accumulated
                                  Capital Gains  Capital Gains Carryforwards    Losses)
                                  -------------- ------------- ------------- -------------
DFA Commodity Strategy Portfolio.      $864          $422           --          $1,286

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the Portfolio did not have any capital loss carryforwards.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                          Net
                                                                       Unrealized
                                  Federal   Unrealized   Unrealized   Appreciation
                                  Tax Cost Appreciation Depreciation (Depreciation)
                                  -------- ------------ ------------ --------------
DFA Commodity Strategy Portfolio. $591,568    $4,462       $(405)        $4,057

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Financial Instruments:

   In accordance with the Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio's total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

   2. Forward Currency Contracts: The Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions.

   At April 30, 2013, the Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

DFA Commodity Strategy Portfolio*

                                                                Unrealized
                                                     Value at     Foreign
    Settlement Currency                    Contract  April 30,   Exchange
       Date    Amount**      Currency       Amount     2013     Gain (Loss)
    ---------- -------- ------------------ --------  ---------  -----------
     07/23/13   (7,266) Canadian Dollar    $ (7,066) $  (7,199)   $  (133)
     05/23/13  (61,537) Euro                (79,975)   (81,051)    (1,076)
     05/22/13  (14,776) New Zealand Dollar  (12,484)   (12,648)      (164)
                                           --------  ---------    -------
                                           $(99,525) $(100,898)   $(1,373)
                                           ========  =========    =======

* During the six months ended April 30, 2013, the Portfolio's average contract amount of forward currency contracts was $149,407 (in thousands).

**Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

   4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent the Portfolio may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.

   The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. An investment in a commodity swap agreement, for example, may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

   Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio.

   Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty beyond any collateral received. The types of swap agreements in which the Portfolio invests do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Futures Activities:

   The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges.

   5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

   The Portfolio is required to segregate with its futures commission merchant an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

   At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

   The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio's investments in the contracts to greater volatility than investments in traditional securities.

   6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

   An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change would be reflected in the net asset value of the Portfolio.

   The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

   At April 30, 2013, the Subsidiary had the following outstanding commodity-linked futures contracts (dollar amounts in thousands):

                                Expiration Number of  Contract Unrealized
     Description                   Date    Contracts*  Amount  Gain (Loss)
     -----------                ---------- ---------- -------- -----------
     Brent Crude Oil Futures...  06/13/13       3      $  306     $  3
     CBT Corn Futures..........  09/13/13     131       3,800      173
     CBT Red Wheat Futures.....  07/12/13       6         237       14
     CBT Soybean Futures.......  09/13/13      50       3,162        4
     CBT Soybean Meal Futures..  07/12/13       4         166        7
     CBT Soybean Oil Futures...  07/12/13       6         177        2
     CBT Wheat Futures.........  07/12/13       6         219       11
     Coffee 'C' Futures........  07/19/13       3         152       (4)
     Copper High Grade Futures.  07/29/13       5         398        3
     Cotton No. 2 Futures......  07/09/13       3         131        5
     Gasoline RBOB Futures.....  06/28/13       2         234        4

                                  Expiration Number of  Contract Unrealized
   Description                       Date    Contracts*  Amount  Gain (Loss)
   -----------                    ---------- ---------- -------- -----------
   Gold 100oz Futures............  06/26/13       4         589       14
   Heating Oil Futures...........  06/28/13       2         239        4
   LME Nickel Futures............  07/17/13       1          92        1
   LME Prime Aluminum Futures....  07/17/13       6         280       (7)
   LME Zinc Futures..............  07/17/13       3         140       (2)
   Lean Hogs Futures.............  06/14/13       4         148        4
   Light Sweet Crude Oil Futures.  12/19/13      13       1,191       37
   Live Cattle Futures...........  06/28/13       4         195        1
   Natural Gas Futures...........  08/28/13      18         795       17
   Silver Futures................  07/29/13       2         242        7
   Sugar #11 Futures.............  06/28/13      12         237       --
                                                        -------     ----
                                                        $13,130     $298
                                                        =======     ====

The Subsidiary's securities have been segregated as collateral for open futures contracts.

* During the six months ended April 30, 2013 the Subsidiary's average notional contract amount of outstanding futures contracts was $13,723 (in thousands).

   At April 30, 2013, the Subsidiary had the following outstanding commodity index total return swaps (dollar amounts in thousands):

                                                                Unrealized
                                     Expiration     Notional   Appreciation
    Counterparty                        Date        Amount*   (Depreciation)
    ------------                     ----------     --------  --------------
    Citibank, N.A...................  06/28/13  USD $  2,886     $ 3,265
    Deutsche Bank AG, London Branch.  05/22/13  USD    4,250       1,137
    Deutsche Bank AG, London Branch.  05/22/13  USD    1,600         (96)
    Deutsche Bank AG, London Branch.  05/22/13  USD   (1,600)       (800)
    Deutsche Bank AG, London Branch.  05/22/13  USD   (4,250)     (1,020)
    Deutsche Bank AG, London Branch.  05/29/13  USD    1,601       1,925
    Deutsche Bank AG, London Branch.  05/29/13  USD      218         261
    Deutsche Bank AG, London Branch.  06/19/13  USD     (400)        868
    Deutsche Bank AG, London Branch.  07/31/13  USD  (13,000)     (2,587)
    Deutsche Bank AG, London Branch.  09/30/13  USD   12,999       2,834
    Deutsche Bank AG, London Branch.  11/19/13  USD      400        (984)
    UBS AG..........................  07/29/13  USD    1,956       2,352
                                                    --------     -------
                                                    $  6,660     $ 7,155
                                                    ========     =======

* During the six months ended April 30, 2013 the Subsidiary's average notional value of outstanding swap contracts was $358,702 (in thousands).

   The following is a summary of the location of derivatives on the Portfolio's Statements of Assets and Liabilities as of April 30, 2013:

                                Location on the Statements of Assets and
                                              Liabilities
                           ---------------------------------------------------
 Derivative Type              Asset Derivatives        Liability Derivatives
 ---------------           ------------------------   ------------------------

 Commodity Contracts       Payables: Futures Margin
                             Variation

 Foreign Exchange          Unrealized Gain on         Unrealized Loss on
   Contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

 Other Contracts           Unrealized Gain on Swap    Unrealized Loss on Swap
                             Contracts                  Contracts

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of April 30, 2013 (amounts in thousands):

                                                            Asset Derivatives Value
                                                         -----------------------------------
                                                                    Foreign
                                          Total Value at Commodity Exchange        Other
                                          April 30, 2013 Contracts Contracts     Contracts
                                          -------------- --------- ---------     ---------
Dimensional Cayman Commodity Fund I, LTD.    $12,940       $298*         --       $12,642

                                                                   LiabilityDerivatives Value
                                                                   -------------------------
                                                                    Foreign
                                          Total Value at           Exchange        Other
                                          April 30, 2013           Contracts     Contracts
                                          --------------           ---------     ---------
Dimensional Cayman Commodity Fund I, LTD.    $(6,860)               $(1,373)      $(5,487)

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the location on the Portfolio's Statements of Operations of realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings through the six months ended
April 30, 2013 (amounts in thousands):

Derivative Type      Location of Gain (Loss) on Derivatives Recognized in Income
---------------      -----------------------------------------------------------
Commodity Contracts  Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation
                       (Depreciation) of: Futures
Foreign Exchange     Net Realized Gain (Loss) on: Foreign Currency Transactions Change in
  Contracts            Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency
                       Denominated Amounts
Other Contracts      Net Realized Gain (Loss) on: Swap Contracts Change in Unrealized Appreciation
                       (Depreciation) of: Swap Contracts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2013 (amounts in thousands):

                                                  Realized Gain (Loss) on
                                             Derivatives Recognized in Income
                                          --------------------------------------
                                                               Foreign
                                                    Commodity Exchange    Other
                                            Total   Contracts Contracts Contracts
                                          --------  --------- --------- ---------
Dimensional Cayman Commodity Fund I, LTD. $(40,575)  $(1,738)  $(1,497) $(37,340)

                                                   Change in Unrealized
                                              Appreciation (Depreciation) on
                                             Derivatives Recognized in Income
                                          --------------------------------------
                                                               Foreign
                                                    Commodity Exchange    Other
                                            Total   Contracts Contracts Contracts
                                          --------  --------- --------- ---------
Dimensional Cayman Commodity Fund I, LTD. $  6,156   $   151   $   125  $  5,880

I. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolio under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolio under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014. There were no borrowings by the Portfolio under this line of credit during the six months ended April 30, 2013.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolio's prospectus, the Portfolio may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolio had no in-kind redemptions.

L. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

M. Other:

At April 30, 2013, three shareholders held 87% of outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                               Six Months Ended April 30, 2013
  EXPENSE TABLES
                                       Beginning  Ending              Expenses
                                        Account  Account   Annualized   Paid
                                         Value    Value     Expense    During
                                       11/01/12  04/30/13    Ratio*   Period*
                                       --------- --------- ---------- --------
  DFA International Value Portfolio**
  -----------------------------------
  Actual Fund Return
   Class R2 Shares.................... $1,000.00 $1,137.00    0.71%    $3.76
   Institutional Class Shares......... $1,000.00 $1,137.80    0.44%    $2.33
  Hypothetical 5% Annual Return
   Class R2 Shares.................... $1,000.00 $1,021.27    0.71%    $3.56
   Institutional Class Shares......... $1,000.00 $1,022.61    0.44%    $2.21

DISCLOSURE OF FUND EXPENSES
CONTINUED


                                    Beginning  Ending              Expenses
                                     Account  Account   Annualized   Paid
                                      Value    Value     Expense    During
                                    11/01/12  04/30/13    Ratio*   Period*
                                    --------- --------- ---------- --------
     U.S. Large Company Portfolio
     ----------------------------
     Actual Fund Return............ $1,000.00 $1,144.20    0.10%    $0.53
     Hypothetical 5% Annual Return. $1,000.00 $1,024.30    0.10%    $0.50

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

FEEDER FUND

                                           Affiliated Investment Company
                                           -----------------------------
        DFA International Value Portfolio.             100.0%

DOMESTIC EQUITY PORTFOLIO

                         U.S. Large Company Portfolio
              Consumer Discretionary.......................  11.8%
              Consumer Staples.............................  11.1%
              Energy.......................................  10.6%
              Financials...................................  16.1%
              Health Care..................................  12.7%
              Industrials..................................   9.8%
              Information Technology.......................  17.8%
              Materials....................................   3.4%
              Telecommunication Services...................   3.1%
              Utilities....................................   3.6%
                                                            -----
                                                            100.0%

                       DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                 Value+
                                                             --------------
     AFFILIATED INVESTMENT COMPANY -- (100.0%)
     Investment in The DFA International Value Series of
       The DFA Investment Trust Company..................... $6,161,223,267
                                                             --------------
        TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
          (Cost $5,329,211,106)............................. $6,161,223,267
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. LARGE COMPANY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                 Percentage
                                         Shares      Value+    of Net Assets**
                                         ------      ------    ---------------
 COMMON STOCKS -- (90.8%)
 Consumer Discretionary -- (10.7%)
 *   Amazon.com, Inc...................   113,984 $ 28,930,279            0.6%
     Comcast Corp. Class A.............   827,357   34,169,844            0.8%
     Home Depot, Inc. (The)............   468,669   34,376,871            0.8%
     McDonald's Corp...................   314,328   32,105,462            0.7%
     News Corp. Class A................   626,819   19,412,584            0.4%
     Walt Disney Co. (The).............   565,920   35,562,413            0.8%
     Other Securities..................            340,269,297            7.6%
                                                  ------------           -----
 Total Consumer Discretionary..........            524,826,750           11.7%
                                                  ------------           -----
 Consumer Staples -- (10.1%)
     Altria Group, Inc.................   629,995   23,001,117            0.5%
     Coca-Cola Co. (The)............... 1,201,396   50,855,093            1.1%
     CVS Caremark Corp.................   385,922   22,452,942            0.5%
     PepsiCo, Inc......................   483,590   39,881,667            0.9%
     Philip Morris International, Inc..   516,504   49,372,617            1.1%
     Procter & Gamble Co. (The)........   856,245   65,733,929            1.4%
     Wal-Mart Stores, Inc..............   524,287   40,747,586            0.9%
     Other Securities..................            202,265,326            4.6%
                                                  ------------           -----
 Total Consumer Staples................            494,310,277           11.0%
                                                  ------------           -----
 Energy -- (9.6%)
     Chevron Corp......................   608,945   74,297,379            1.6%
     ConocoPhillips....................   382,724   23,135,666            0.5%
 #   Exxon Mobil Corp.................. 1,404,412  124,978,624            2.8%
     Occidental Petroleum Corp.........   252,490   22,537,257            0.5%
     Schlumberger, Ltd.................   416,345   30,988,558            0.7%
     Other Securities..................            198,320,588            4.4%
                                                  ------------           -----
 Total Energy..........................            474,258,072           10.5%
                                                  ------------           -----
 Financials -- (14.6%)
     American Express Co...............   301,242   20,607,965            0.5%
     Bank of America Corp.............. 3,391,650   41,751,211            0.9%
 *   Berkshire Hathaway, Inc. Class B..   571,719   60,785,164            1.3%
     Citigroup, Inc....................   952,508   44,444,023            1.0%
     Goldman Sachs Group, Inc. (The)...   137,158   20,034,669            0.4%
     JPMorgan Chase & Co............... 1,199,732   58,798,865            1.3%
     U.S. Bancorp......................   584,084   19,438,315            0.4%
     Wells Fargo & Co.................. 1,536,523   58,357,144            1.3%
     Other Securities..................            392,772,355            8.8%
                                                  ------------           -----
 Total Financials......................            716,989,711           15.9%
                                                  ------------           -----
 Health Care -- (11.5%)
     AbbVie, Inc.......................   495,465   22,816,163            0.5%
     Amgen, Inc........................   234,598   24,447,458            0.5%
     Bristol-Myers Squibb Co...........   513,234   20,385,654            0.4%
 #*  Gilead Sciences, Inc..............   477,199   24,165,357            0.5%
     Johnson & Johnson.................   876,201   74,678,611            1.7%
     Merck & Co., Inc..................   947,371   44,526,437            1.0%
     Pfizer, Inc....................... 2,253,435   65,507,355            1.5%
     UnitedHealth Group, Inc...........   321,266   19,253,471            0.4%
     Other Securities..................            268,679,378            6.0%
                                                  ------------           -----
 Total Health Care.....................            564,459,884           12.5%
                                                  ------------           -----

U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------
Industrials -- (8.9%)
      3M Co......................................    198,976 $   20,834,777            0.5%
      Boeing Co. (The)...........................    213,320     19,499,581            0.4%
      General Electric Co........................  3,259,372     72,651,402            1.6%
      Union Pacific Corp.........................    147,103     21,765,360            0.5%
#     United Technologies Corp...................    264,337     24,131,325            0.5%
      Other Securities...........................               280,194,339            6.2%
                                                             --------------          ------
Total Industrials................................               439,076,784            9.7%
                                                             --------------          ------
Information Technology -- (16.2%)
^^    Apple, Inc.................................    294,350    130,323,462            2.9%
      Cisco Systems, Inc.........................  1,671,325     34,964,119            0.8%
*     Google, Inc. Class A.......................     83,700     69,016,509            1.5%
#     Intel Corp.................................  1,550,340     37,130,643            0.8%
#     International Business Machines Corp.......    328,386     66,511,300            1.5%
      Microsoft Corp.............................  2,363,005     78,215,465            1.7%
      Oracle Corp................................  1,157,504     37,942,981            0.8%
      QUALCOMM, Inc..............................    538,553     33,185,636            0.7%
      Visa, Inc. Class A.........................    161,649     27,231,391            0.6%
      Other Securities...........................               281,572,689            6.4%
                                                             --------------          ------
Total Information Technology.....................               796,094,195           17.7%
                                                             --------------          ------
Materials -- (3.1%)
      Other Securities...........................               151,117,051            3.4%
                                                             --------------          ------
Telecommunication Services -- (2.8%)
      AT&T, Inc..................................  1,721,362     64,482,220            1.4%
      Verizon Communications, Inc................    895,935     48,299,856            1.1%
      Other Securities...........................                23,977,722            0.5%
                                                             --------------          ------
Total Telecommunication Services.................               136,759,798            3.0%
                                                             --------------          ------
Utilities -- (3.3%)
      Other Securities...........................               162,966,629            3.6%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             4,460,859,151           99.0%
                                                             --------------          ------
TEMPORARY CASH INVESTMENTS -- (0.9%)
^^    State Street Institutional Liquid Reserves. 42,543,274     42,543,274            0.9%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (8.3%)
(S)@  DFA Short Term Investment Fund............. 35,470,037    410,388,323            9.1%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,949,024,491)........................              $4,913,790,748          109.0%
                                                             ==============          ======

U.S. LARGE COMPANY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks.................
  Consumer Discretionary...... $  524,826,750           --   --    $  524,826,750
  Consumer Staples............    494,310,277           --   --       494,310,277
  Energy......................    474,258,072           --   --       474,258,072
  Financials..................    716,989,711           --   --       716,989,711
  Health Care.................    564,459,884           --   --       564,459,884
  Industrials.................    439,076,784           --   --       439,076,784
  Information Technology......    796,094,195           --   --       796,094,195
  Materials...................    151,117,051           --   --       151,117,051
  Telecommunication Services..    136,759,798           --   --       136,759,798
  Utilities...................    162,966,629           --   --       162,966,629
Temporary Cash Investments....     42,543,274           --   --        42,543,274
Securities Lending Collateral.             -- $410,388,323   --       410,388,323
Futures Contracts**...........        924,481           --   --           924,481
                               -------------- ------------   --    --------------
TOTAL......................... $4,504,326,906 $410,388,323   --    $4,914,715,229
                               ============== ============   ==    ==============

  **Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                 DFA        U.S. Large
                                                                                            International    Company
                                                                                           Value Portfolio  Portfolio*
                                                                                           --------------- ------------
ASSETS:
Investments in Affiliated Investment Company at Value..................................... $    6,161,223            --
Investments at Value (including $0 and $404,497 of securities on loan, respectively)......             --  $  4,460,859
Temporary Cash Investments at Value & Cost................................................             --        42,543
Collateral from Securities on Loan Invested in Affiliate at Value & Cost..................             --       410,388
Segregated Cash for Futures Contracts.....................................................             --         1,764
Receivables:
  Investment Securities Sold..............................................................             --         1,448
  Dividends, Interest and Tax Reclaims....................................................             --         4,093
  Securities Lending Income...............................................................             --            25
  Fund Shares Sold........................................................................          7,223         2,334
  Futures Margin Variation................................................................             --           111
Prepaid Expenses and Other Assets.........................................................             46            34
                                                                                           --------------  ------------
     Total Assets.........................................................................      6,168,492     4,923,599
                                                                                           --------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned........................................................             --       410,388
  Investment Securities Purchased.........................................................             --         1,303
  Fund Shares Redeemed....................................................................          5,310         3,622
  Due to Advisor..........................................................................            968           296
Accrued Expenses and Other Liabilities....................................................            273           475
                                                                                           --------------  ------------
     Total Liabilities....................................................................          6,551       416,084
                                                                                           --------------  ------------
NET ASSETS................................................................................ $    6,161,941  $  4,507,515
                                                                                           ==============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $7,640 and $0 and shares outstanding of
 431,505 and 0, respectively.............................................................. $        17.71  $        N/A
                                                                                           ==============  ============
NUMBER OF SHARES AUTHORIZED...............................................................    100,000,000           N/A
                                                                                           ==============  ============
Institutional Class Shares -- based on net assets of $6,154,301 and $4,507,515 and shares
 outstanding of 347,617,717 and 357,489,731, respectively................................. $        17.70  $      12.61
                                                                                           ==============  ============
NUMBER OF SHARES AUTHORIZED...............................................................  1,500,000,000   900,000,000
                                                                                           ==============  ============
Investments in Affiliated Investment Companies at Cost.................................... $    5,329,211  $         --
                                                                                           ==============  ============
Investments at Cost....................................................................... $           --  $  2,496,093
                                                                                           ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................... $    6,092,346  $  3,012,131
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)....         52,681        10,934
Accumulated Net Realized Gain (Loss)......................................................       (815,112)     (481,240)
Net Unrealized Foreign Exchange Gain (Loss)...............................................             14            --
Net Unrealized Appreciation (Depreciation)................................................        832,012     1,965,690
                                                                                           --------------  ------------
NET ASSETS................................................................................ $    6,161,941  $  4,507,515
                                                                                           ==============  ============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                              DFA        U.S.
                                                                                         International   Large
                                                                                             Value      Company
                                                                                          Portfolio*   Portfolio
                                                                                         ------------- ---------
Investment Income
  Net Investment Income Received from Affiliated Investment Companies:
  Dividends (Net of Foreign Taxes Withheld of $6,791 and $0, respectively)..............   $ 92,101          --
  Interest..............................................................................          4          --
  Income from Securities Lending........................................................      4,862          --
  Expenses Allocated from Affiliated Investment Company.................................     (6,598)         --
                                                                                           --------    --------
     Total Net Investment Income Received from Affiliated Investment Companies..........     90,369          --
                                                                                           --------    --------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0 and $50, respectively).................         --    $ 49,029
  Interest..............................................................................         --          34
  Income from Securities Lending........................................................         --         194
                                                                                           --------    --------
     Total Investment Income............................................................         --      49,257
                                                                                           --------    --------
Expenses
  Investment Advisory Services Fees.....................................................         --         530
  Administrative Services Fees..........................................................      5,751       1,066
  Accounting & Transfer Agent Fees......................................................         31         195
  S&P 500(R) Fees.......................................................................         --          45
  Shareholder Servicing Fees --
    Class R2 Shares.....................................................................          9          --
  Custodian Fees........................................................................         --          27
  Filing Fees...........................................................................         63          58
  Shareholders' Reports.................................................................         84          52
  Directors'/Trustees' Fees & Expenses..................................................         24          18
  Professional Fees.....................................................................         56          90
  Other.................................................................................         26          30
                                                                                           --------    --------
     Total Expenses.....................................................................      6,044       2,111
                                                                                           --------    --------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor
   (Note C).............................................................................         --          (4)
                                                                                           --------    --------
  Net Expenses..........................................................................      6,044       2,107
                                                                                           --------    --------
  Net Investment Income (Loss)..........................................................     84,325      47,150
                                                                                           --------    --------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Investment Securities........................         --         409
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................................................     93,812     101,692
    Futures.............................................................................         --       4,832
    Foreign Currency Transactions**.....................................................     (1,145)         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........................................    569,073     420,900
    Futures.............................................................................         --         979
    Translation of Foreign Currency Denominated Amounts.................................         62          --
                                                                                           --------    --------
  Net Realized and Unrealized Gain (Loss)...............................................    661,802     528,812
                                                                                           --------    --------
Net Increase (Decrease) in Net Assets Resulting from Operations.........................   $746,127    $575,962
                                                                                           ========    ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $2 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                  DFA International Value    U.S. Large Company
                                                                         Portfolio                Portfolio
                                                                  -----------------------  ----------------------
                                                                  Six Months      Year     Six Months     Year
                                                                     Ended       Ended        Ended      Ended
                                                                   April 30,    Oct. 31,    April 30,   Oct. 31,
                                                                     2013         2012        2013        2012
                                                                  ----------- -----------  ----------- ----------
                                                                  (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................................... $   84,325  $   186,021  $   47,150  $   83,523
  Capital Gain Distributions Received from Investment Securities.         --           --         409         543
  Net Realized Gain (Loss) on:
    Investment Securities Sold...................................     93,812       74,190     101,692      68,937
    Futures......................................................         --           --       4,832      12,993
    Foreign Currency Transactions................................     (1,145)        (951)         --          --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...................    569,073      (96,127)    420,900     393,550
    Futures......................................................         --           --         979      (3,799)
    Translation of Foreign Currency Denominated Amounts..........         62         (209)         --          --
                                                                  ----------  -----------  ----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations.................................................    746,127      162,924     575,962     555,747
                                                                  ----------  -----------  ----------  ----------
Distributions From:
  Net Investment Income:
    Class R2 Shares..............................................        (62)        (205)         --          --
    Institutional Class Shares...................................    (58,806)    (180,761)    (48,465)    (81,785)
                                                                  ----------  -----------  ----------  ----------
     Total Distributions.........................................    (58,868)    (180,966)    (48,465)    (81,785)
                                                                  ----------  -----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued..................................................    603,009    1,339,320     371,505     610,737
  Shares Issued in Lieu of Cash Distributions....................     55,228      168,269      41,917      70,255
  Shares Redeemed................................................   (670,850)  (1,295,677)   (470,740)   (879,631)
                                                                  ----------  -----------  ----------  ----------
     Net Increase (Decrease) from Capital Share Transactions.....    (12,613)     211,912     (57,318)   (198,639)
                                                                  ----------  -----------  ----------  ----------
     Total Increase (Decrease) in Net Assets.....................    674,646      193,870     470,179     275,323
Net Assets
  Beginning of Period............................................  5,487,295    5,293,425   4,037,336   3,762,013
                                                                  ----------  -----------  ----------  ----------
  End of Period.................................................. $6,161,941  $ 5,487,295  $4,507,515  $4,037,336
                                                                  ==========  ===========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued..................................................     35,976       89,258      31,720      57,663
  Shares Issued in Lieu of Cash Distributions....................      3,393       11,721       3,644       6,768
  Shares Redeemed................................................    (40,456)     (86,334)    (39,888)    (82,571)
                                                                  ----------  -----------  ----------  ----------
     Net Increase (Decrease) from Shares Issued and
      Redeemed...................................................     (1,087)      14,645      (4,524)    (18,140)
                                                                  ==========  ===========  ==========  ==========
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income).......................................... $   52,681  $    27,224  $   10,934  $   12,249

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                    DFA International Value Portfolio-Class R2 Shares+
                            -----------------------------------------------------------        --------------
                                                                                 Period
                            Six Months     Year     Year      Year     Year     April 30,       Six Months
                               Ended      Ended    Ended     Ended    Ended    2008 (a) to         Ended
                             April 30,   Oct. 31, Oct. 31,  Oct. 31, Oct. 31,   Oct. 31,         April 30,
                               2013        2012     2011      2010     2009       2008             2013
--------------------------------------------------------------------------------------------------------------
                            (Unaudited)                                                         (Unaudited)
Net Asset Value, Beginning
 of Period.................   $15.72      $15.83   $17.82    $17.13   $13.58    $ 26.31        $    15.72
                              ------      ------   ------    ------   ------    -------        ----------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A)..............     0.22        0.51     0.53      0.37     0.42       0.66              0.24
  Net Gains (Losses) on
   Securities (Realized
   and Unrealized).........     1.92       (0.13)   (2.00)     1.29     4.10     (11.73)             1.91
                              ------      ------   ------    ------   ------    -------        ----------
   Total from Investment
    Operations.............     2.14        0.38    (1.47)     1.66     4.52     (11.07)             2.15
--------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment
   Income..................    (0.15)      (0.49)   (0.52)    (0.97)   (0.97)     (1.66)            (0.17)
  Net Realized Gains.......       --          --       --        --       --         --                --
                              ------      ------   ------    ------   ------    -------        ----------
   Total Distributions.....    (0.15)      (0.49)   (0.52)    (0.97)   (0.97)     (1.66)            (0.17)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period....................   $17.71      $15.72   $15.83    $17.82   $17.13    $ 13.58        $    17.70
=========================== ===========  ======== ========  ======== ======== ===========      ===========
Total Return...............    13.70%(C)    2.70%   (8.53)%   10.60%   34.86%    (44.63)%(C)        13.78%(C)
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...............   $7,640      $6,407   $6,102    $4,952   $3,443    $ 3,372        $6,154,301
Ratio of Expenses to
 Average Net
 Assets (D)................     0.71%(B)    0.71%    0.71%     0.72%    0.74%      0.73%(B)(E)       0.44%(B)
Ratio of Net Investment
 Income to Average Net
 Assets....................     2.72%(B)    3.33%    2.97%     2.11%    2.96%      7.47%(B)(E)       2.95%(B)
--------------------------------------------------------------------------------------------------------------

                             DFA International Value Portfolio-Institutional Class Shares
                            ----------------------------------------------------------------------------
                                                                                 Period
                               Year         Year        Year        Year        Dec. 1,         Year
                              Ended        Ended       Ended       Ended        2007 to        Ended
                             Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                               2012         2011        2010        2009          2008          2007
--------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning
 of Period................. $    15.83  $    17.81   $    16.46  $    12.54  $    25.51      $    22.71
                            ----------  ----------   ----------  ----------  ----------      ----------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A)..............       0.54        0.58         0.39        0.40        0.74            0.72
  Net Gains (Losses) on
   Securities (Realized
   and Unrealized).........      (0.12)      (1.99)        1.34        3.92      (12.44)           3.09
                            ----------  ----------   ----------  ----------  ----------      ----------
   Total from Investment
    Operations.............       0.42       (1.41)        1.73        4.32      (11.70)           3.81
--------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment
   Income..................      (0.53)      (0.57)       (0.38)      (0.40)      (0.78)          (0.63)
  Net Realized Gains.......         --          --           --          --       (0.49)          (0.38)
                            ----------  ----------   ----------  ----------  ----------      ----------
   Total Distributions.....      (0.53)      (0.57)       (0.38)      (0.40)      (1.27)          (1.01)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period.................... $    15.72  $    15.83   $    17.81  $    16.46  $    12.54      $    25.51
=========================== ==========  ==========   ==========  ==========  ==========      ==========
Total Return...............       2.98%      (8.26)%      10.94%      35.11%     (47.96)%(C)      17.09%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)............... $5,480,888  $5,287,323   $5,157,857  $4,437,846  $3,350,073      $6,262,069
Ratio of Expenses to
 Average Net
 Assets (D)................       0.45%       0.45%        0.45%       0.46%       0.44%(B)        0.44%
Ratio of Net Investment
 Income to Average Net
 Assets....................       3.54%       3.26%        2.34%       3.00%       3.86%(B)        2.89%
--------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
+ All per share amounts and net assets values prior to November 19, 2010 have been adjusted as a result of the reverse stock split on November 19, 2010. (Note G)

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                                U.S. Large Company Portfolio
                                                              -----------------------------------------------------------------

                                                               Six Months       Year        Year         Year          Year
                                                                  Ended        Ended       Ended        Ended         Ended
                                                                April 30,     Oct. 31,    Oct. 31,     Oct. 31,      Oct. 31,
                                                                  2013          2012        2011         2010          2009
--------------------------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period......................... $    11.15     $     9.90  $     9.34  $     8.16    $   7.62
                                                              ----------     ----------  ----------  ----------    --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)............................       0.13           0.22        0.19        0.18        0.18
 Net Gains (Losses) on Securities (Realized and Unrealized)..       1.46           1.25        0.56        1.15        0.55
                                                              ----------     ----------  ----------  ----------    --------
   Total from Investment Operations..........................       1.59           1.47        0.75        1.33        0.73
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.......................................      (0.13)         (0.22)      (0.19)      (0.15)      (0.19)
                                                              ----------     ----------  ----------  ----------    --------
   Total Distributions.......................................      (0.13)         (0.22)      (0.19)      (0.15)      (0.19)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................... $    12.61     $    11.15  $     9.90  $     9.34    $   8.16
============================================================  ===========    ==========  ==========  ==========    ========
Total Return.................................................      14.42%(C)      15.02%       8.09%      16.47%      10.07%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $4,507,515     $4,037,336  $3,762,013  $3,712,973    $785,689
Ratio of Expenses to Average Net Assets......................       0.10%(B)       0.10%       0.10%       0.10%**     0.10%(D)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or Recovery of
 Previously Waived Fees).....................................       0.10%(B)       0.10%       0.10%       0.11%**     0.13%(D)
Ratio of Net Investment Income to Average Net Assets.........       2.24%(B)       2.10%       1.95%       1.99%       2.53%
Portfolio Turnover Rate......................................          1%(C)          4%          4%          1%*       N/A
--------------------------------------------------------------------------------------------------------------------------------

                                                              ---------------------------
                                                                  Period
                                                                 Dec. 1,           Year
                                                                 2007 to          Ended
                                                                 Oct. 31,        Nov. 30,
                                                                   2008            2007
--------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period......................... $  11.63        $    11.00
                                                              --------        ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)............................     0.20              0.22
 Net Gains (Losses) on Securities (Realized and Unrealized)..    (3.99)             0.62
                                                              --------        ----------
   Total from Investment Operations..........................    (3.79)             0.84
--------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.......................................    (0.22)            (0.21)
                                                              --------        ----------
   Total Distributions.......................................    (0.22)            (0.21)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................... $   7.62        $    11.63
============================================================  ========        ==========
Total Return.................................................   (33.10)%(C)         7.71%
--------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $729,218        $1,002,142
Ratio of Expenses to Average Net Assets......................     0.10%(B)(D)       0.10%(D)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or Recovery of
 Previously Waived Fees).....................................     0.11%(B)(D)       0.11%(D)
Ratio of Net Investment Income to Average Net Assets.........     2.10%(B)          1.90%
Portfolio Turnover Rate......................................      N/A               N/A
--------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
* For the period September 10, 2010 through October 31, 2010. Effective September 10, 2010, the Portfolio directly invests in securities rather than through The U.S. Large Company Series.
**Represents the combined ratios for the portfolio and for the period
  November 1, 2009 through September 9, 2010, its respective pro-rata share of The U.S. Large Company Series.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

A. Organization:

   Dimensional Investment Group, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, two of which, DFA International Value Portfolio and U.S. Large Company Portfolio (the "Portfolios"), are presented in this section of the report. The remaining operational portfolios are presented in separate reports.

   DFA International Value Portfolio (the "Feeder Fund") primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At April 30, 2013, the Feeder Fund owned 76% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

   Class R2 shares of the Feeder Fund commenced operations on April 30, 2008.

   On November 1, 2008, the Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S) 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the Series is a result of the treatment of a partnership for book purposes. The Series will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   On March 1, 2010, the Board of Directors of DFA Investment Dimensions Group Inc. and the Fund approved an Agreement and Plan of Reorganization (the "Plan") which provided that (i) U.S. Large Company Institutional Index Portfolio (the "Acquiring Fund"), a portfolio of the Fund would acquire substantially all of the assets of U.S. Large Company Portfolio (the "Target Fund"), a portfolio of DFA Investment Dimensions Group Inc. in exchange solely for shares of capital stock of the Acquiring Fund; (ii) the shares of the Acquiring Fund would be distributed to the shareholders of the Target Fund according to their respective interests in the Target Fund; and (iii) the Target Fund would be liquidated and dissolved (the "Reorganization"). In conjunction with completing the Reorganization, the Acquiring Fund would change its name to "U.S. Large Company Portfolio." The Reorganization took place on May 7, 2010 and the Acquiring Fund changed its name to U.S. Large Company Portfolio effective
May 8, 2010.

   The purpose of the transaction was to lower fees for the shareholders of the Target Fund and create operating efficiencies from economies of scale.

   The Reorganization was accomplished by a tax-free exchange of the following shares on May 7, 2010:

                                                                                        Value
Target Fund                     Shares          Acquiring Fund            Shares    (in thousands)
-----------                   ---------- ------------------------------ ----------- --------------
                                         U.S. Large Company
U.S. Large Company Portfolio. 83,482,168 Institutional Index Portfolio  311,973,980   $2,731,987

   The net assets, including net unrealized appreciation (depreciation) of the Target Fund, immediately before the acquisition were as follows (in thousands):

                                         Unrealized Appreciation
Target Fund                   Net Assets     (Depreciation)             Acquiring Fund          Net Assets
-----------                   ---------- ----------------------- ------------------------------ ----------
                                                                 U.S. Large Company
U.S. Large Company Portfolio. $2,731,987        $315,984         Institutional Index Portfolio   $870,696

   Assuming the acquisition had been completed on November 1, 2009, U.S. Large Company Portfolio's result of operations for the year ended October 31, 2010 would have been as follows (in thousands):

      Net Investment Income.................................. $ 71,681(a)
      Net Realized and Unrealized Gain (Loss) on Investments.  501,073(b)
                                                              --------
      Net Increase in Net Assets Resulting from Operations... $572,754
                                                              ========

   (a) $43,125 as reported in the Statement of Operations, plus $27,799 Net Investment Income from U.S. Large Company Portfolio pre-merger, plus $757 of pro-forma eliminated expenses.

   (b) $596,596 as reported in the Statement of Operations, less $95,523 Net Realized and Unrealized Gain (Loss) on Investments from U.S. Large Company Portfolio pre-merger.

   Because both U.S. Large Company Portfolio and U.S. Large Company Institutional Index Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

   Prior to September 10, 2010, U.S. Large Company Portfolio invested substantially all of its assets in shares of The U.S. Large Company Series. At the close of business on September 9, 2010, U.S. Large Company Portfolio received its pro-rata share of cash and securities from The U.S. Large Company Series in a complete liquidation of its interest in the Series. Effective September 10, 2010, U.S. Large Company Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   The Feeder Fund's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Feeder Fund estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Feeder Fund are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

   Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Portfolios, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services. The Advisor provides investment advisory services to the U.S. Large Company Portfolio and the Series. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Fund. For the six months ended April 30, 2013, the Portfolios' administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                    DFA International Value Portfolio. 0.20%
                    U.S. Large Company Portfolio...... 0.05%

   For the six months ended April 30, 2013, the U.S. Large Company Portfolio's investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                      U.S. Large Company Portfolio. 0.025%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolios below will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2013, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                              Previously
                                                              Recovery       Waived Fees/
                                                Expense    of Previously   Expenses Assumed
                                               Limitation   Waived Fees/   Subject to Future
                                                 Amount   Expenses Assumed     Recovery
                                               ---------- ---------------- -----------------
DFA International Value Portfolio -- Class R2
  Shares (1)..................................    0.79%          --                --
U.S. Large Company Portfolio (2)..............    0.10%         $37              $393

   (1) The Advisor has contractually agreed to assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees and excluding any applicable 12b-1 fees) to the extent necessary to limit the annualized expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) of the Class R2 shares of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's Class R2 shares' annualized expenses to exceed the Expense Limitation Amount, as listed above.

   (2) The Advisor has contractually agreed to waive all or a portion of its administration fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses"), so that such Portfolio Expenses do not exceed the rate listed above as a percentage of average net assets on an annualized basis (the

"Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $15 (in thousands). The total related amounts paid by each Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                    DFA International Value Portfolio. $153
                    U.S. Large Company Portfolio......  220

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, U.S. Large Company Portfolio made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                              Purchases  Sales
                                              --------- --------
                U.S. Large Company Portfolio.  $50,259  $156,870

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to net foreign currency gains/losses and realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                      Increase       Increase
                                                     (Decrease)     (Decrease)
                                      Increase     Undistributed   Accumulated
                                     (Decrease)    Net Investment  Net Realized
                                   Paid-In Capital     Income     Gains (Losses)
                                   --------------- -------------- --------------
DFA International Value Portfolio.       --            $(176)          $176
U.S. Large Company Portfolio......       --               --             --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                       Net Investment
                                         Income and
                                         Short-Term     Long-Term
                                       Capital Gains  Capital Gains  Total
                                       -------------- ------------- --------
    DFA International Value Portfolio
    2011..............................    $172,660         --       $172,660
    2012..............................     180,966         --        180,966
    U.S. Large Company Portfolio
    2011..............................      74,515         --         74,515
    2012..............................      81,785         --         81,785

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                   Undistributed                                Total Net
                                   Net Investment                             Distributable
                                     Income and   Undistributed                 Earnings
                                     Short-Term     Long-Term   Capital Loss  (Accumulated
                                   Capital Gains  Capital Gains Carryforwards    Losses)
                                   -------------- ------------- ------------- -------------
DFA International Value Portfolio.    $30,233          --         $(906,903)    $(876,670)
U.S. Large Company Portfolio......     12,462          --          (347,015)     (334,553)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                            Expires on October 31,
                                   ----------------------------------------
                                    2015     2016    2017    2018    2019   Unlimited  Total
                                   ------- -------- ------- ------- ------- --------- --------
DFA International Value Portfolio.      -- $906,903                            --     $906,903
U.S. Large Company Portfolio...... $34,996  100,024 $87,500 $80,822 $43,673    --      347,015

   During the year ended October 31, 2012, the Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                   DFA International Value Portfolio. $74,144
                   U.S. Large Company Portfolio......  69,018

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                             Net
                                                                          Unrealized
                                    Federal    Unrealized   Unrealized   Appreciation
                                    Tax Cost  Appreciation Depreciation (Depreciation)
                                   ---------- ------------ ------------ --------------
DFA International Value Portfolio. $5,332,884  $  829,215   $    (876)    $  828,339
U.S. Large Company Portfolio......  3,190,237   2,091,600    (368,047)     1,723,553

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

   The capital share transactions by class were as follows (amounts in thousands):

                                                        Six Months Ended        Year Ended
                                                         April 30, 2013        Oct. 31, 2012
                                                       ------------------  --------------------
                                                         Amount    Shares     Amount     Shares
                                                       ---------  -------  -----------  -------
DFA International Value Portfolio
Class R2 Shares
 Shares Issued........................................ $     898       53  $     2,362      154
 Shares Issued in Lieu of Cash Distributions..........        62        4          204       14
 Shares Redeemed......................................      (562)     (33)      (2,235)    (146)
                                                       ---------  -------  -----------  -------
Net Increase (Decrease) -- Class R2 Shares............ $     398       24  $       331       22
                                                       =========  =======  ===========  =======
Institutional Class Shares
 Shares Issued........................................ $ 602,111   35,923  $ 1,336,958   89,104
 Shares Issued in Lieu of Cash Distributions..........    55,166    3,389      168,065   11,707
 Shares Redeemed......................................  (670,288) (40,423)  (1,293,442) (86,188)
                                                       ---------  -------  -----------  -------
Net Increase (Decrease) -- Institutional Class Shares. $ (13,011)  (1,111) $   211,581   14,623
                                                       =========  =======  ===========  =======

   On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of the Feeder Fund's Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R2 Shares received one share for every 2.631 shares held. The purpose of the reverse split was to reduce the number of Class R2 Shares, thereby increasing the net asset value of each Class R2 Share outstanding in order to more closely align the net asset value with the net asset value of the Feeder Fund's Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been adjusted retroactively to reflect the reverse stock splits for the respective Class R2 Shares.

H. Financial Instruments:

   In accordance with U.S. Large Company Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: U.S. Large Company Portfolio may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with U.S. Large Company Portfolio's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. Futures Contracts: The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolios deposit cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolios to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   At April 30, 2013, the U.S. Large Company Portfolio had outstanding futures contracts (dollar amounts in thousands):

                                                                                       Approximate
                                            Expiration Number of  Contract Unrealized     Cash
                         Description           Date    Contracts*  Value   Gain (Loss) Collateral
                    ----------------------- ---------- ---------- -------- ----------- -----------
U.S. Large Company
  Portfolio........ S&P 500(R) Emini Index   06/21/13     583     $46,413     $924         --

* During the six months ended April 30, 2013, U.S. Large Company Portfolio's average notional contract amount of outstanding futures contracts was $48,808 (in thousands).

   The following is a summary of U.S. Large Company Portfolio's location and value of derivative instrument holdings on the Portfolio's Statements of Assets and Liabilities categorized by primary risk exposure for the six months ended April 30, 2013 (amounts in thousands):

                                                     Asset Derivatives Value
                                                     ------------------------
                               Location on the
                           Statements of Assets and
                                 Liabilities             Equity Contracts
                           ------------------------  ------------------------
 U.S. Large Company        Payables: Futures Margin           $924*
   Portfolio                 Variation

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the location of realized and change in unrealized gains and losses on U.S. Large Company Portfolio's Statement of Operations for the Portfolio's derivative instrument holdings through the six months ended April 30, 2013:

 Derivative Type   Location of Gain (Loss) on Derivatives Recognized in Income
 ---------------   -----------------------------------------------------------
 Equity contracts     Net Realized Gain (Loss) on: Futures
                      Change in Unrealized Appreciation (Depreciation) of:
                        Futures

   The following is a summary of the realized and change in unrealized gains and losses from U.S. Large Company Portfolio's direct investment in derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2013 (amounts in thousands):

                                           Realized Gain (Loss) on
                                       Derivatives Recognized in Income
                                       --------------------------------
                                                    Equity
                                                  Contracts
                                       --------------------------------
         U.S. Large Company Portfolio.              $4,832

                                             Change in Unrealized
                                        Appreciation (Depreciation) on
                                       Derivatives Recognized in Income
                                       --------------------------------
                                                    Equity
                                                  Contracts
                                       --------------------------------
         U.S. Large Company Portfolio.              $  979

I. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolios under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

                                Weighted      Weighted    Number of   Interest Maximum Amount
                                 Average      Average        Days     Expense  Borrowed During
                              Interest Rate Loan Balance Outstanding* Incurred   the Period
                              ------------- ------------ ------------ -------- ---------------
U.S. Large Company Portfolio.     0.92%       $10,747         7          $2        $20,815

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that the Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under this line of credit as of April 30, 2013.

J. Securities Lending:

   As of April 30, 2013, U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. In addition, U.S. Large Company Portfolio received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $1,297 (in thousands). The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

   The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio's Class R2 Shares.

L. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolios had no in-kind redemptions.

N. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

O. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                               Approximate
                                                                                Percentage
                                                                  Number of   of Outstanding
                                                                 Shareholders     Shares
                                                                 ------------ --------------
DFA International Value Portfolio -- Class R2 Shares............      6             96%
DFA International Value Portfolio -- Institutional Class Shares.      4             66%
U.S. Large Company Portfolio....................................      3             76%

P. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                         DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              Six Months Ended April 30, 2013
  EXPENSE TABLES
                                      Beginning  Ending              Expenses
                                       Account  Account   Annualized   Paid
                                        Value    Value     Expense    During
                                      11/01/12  04/30/13    Ratio*   Period*
                                      --------- --------- ---------- --------
  The U.S. Large Cap Value Series
  -------------------------------
  Actual Fund Return................. $1,000.00 $1,184.80    0.11%    $0.60
  Hypothetical 5% Annual Return...... $1,000.00 $1,024.25    0.11%    $0.55

  The DFA International Value Series
  ----------------------------------
  Actual Fund Return................. $1,000.00 $1,140.00    0.23%    $1.22
  Hypothetical 5% Annual Return...... $1,000.00 $1,023.65    0.23%    $1.15

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                         Beginning  Ending              Expenses
                                          Account  Account   Annualized   Paid
                                           Value    Value     Expense    During
                                         11/01/12  04/30/13    Ratio*   Period*
                                         --------- --------- ---------- --------
The Japanese Small Company Series
---------------------------------
Actual Fund Return...................... $1,000.00 $1,261.20    0.15%    $0.84
Hypothetical 5% Annual Return........... $1,000.00 $1,024.05    0.15%    $0.75

The Asia Pacific Small Company Series
-------------------------------------
Actual Fund Return...................... $1,000.00 $1,106.80    0.16%    $0.84
Hypothetical 5% Annual Return........... $1,000.00 $1,024.00    0.16%    $0.80

The United Kingdom Small Company Series
---------------------------------------
Actual Fund Return...................... $1,000.00 $1,151.90    0.12%    $0.64
Hypothetical 5% Annual Return........... $1,000.00 $1,024.20    0.12%    $0.60

The Continental Small Company Series
------------------------------------
Actual Fund Return...................... $1,000.00 $1,165.30    0.15%    $0.81
Hypothetical 5% Annual Return........... $1,000.00 $1,024.05    0.15%    $0.75

The Canadian Small Company Series
---------------------------------
Actual Fund Return...................... $1,000.00 $  980.70    0.15%    $0.74
Hypothetical 5% Annual Return........... $1,000.00 $1,024.05    0.15%    $0.75

The Emerging Markets Series
---------------------------
Actual Fund Return...................... $1,000.00 $1,062.60    0.18%    $0.92
Hypothetical 5% Annual Return........... $1,000.00 $1,023.90    0.18%    $0.90

The Emerging Markets Small Cap Series
-------------------------------------
Actual Fund Return...................... $1,000.00 $1,130.50    0.33%    $1.74
Hypothetical 5% Annual Return........... $1,000.00 $1,023.16    0.33%    $1.66

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

          The U.S. Large Cap Value Series
Consumer Discretionary.......................  13.4%
Consumer Staples.............................   7.7%
Energy.......................................  20.3%
Financials...................................  24.0%
Health Care..................................   7.8%
Industrials..................................  12.5%
Information Technology.......................   4.9%
Materials....................................   3.4%
Telecommunication Services...................   5.6%
Utilities....................................   0.4%
                                              -----
                                              100.0%

        The DFA International Value Series
Consumer Discretionary.......................   9.8%
Consumer Staples.............................   5.6%
Energy.......................................  12.0%
Financials...................................  36.3%
Health Care..................................   1.2%
Industrials..................................   9.9%
Information Technology.......................   3.5%
Materials....................................  11.3%
Other........................................    --
Telecommunication Services...................   7.6%
Utilities....................................   2.8%
                                              -----
                                              100.0%

         The Japanese Small Company Series
Consumer Discretionary.......................  22.8%
Consumer Staples.............................   8.7%
Energy.......................................   0.6%
Financials...................................  12.7%
Health Care..................................   4.8%
Industrials..................................  28.3%
Information Technology.......................  10.5%
Materials....................................  11.2%
Telecommunication Services...................    --
Utilities....................................   0.4%
                                              -----
                                              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

       The Asia Pacific Small Company Series
Consumer Discretionary.......................  28.7%
Consumer Staples.............................   4.7%
Energy.......................................   6.0%
Financials...................................  12.9%
Health Care..................................   5.1%
Industrials..................................  21.0%
Information Technology.......................   5.1%
Materials....................................  10.6%
Other........................................    --
Telecommunication Services...................   3.3%
Utilities....................................   2.6%
                                              -----
                                              100.0%

      The United Kingdom Small Company Series
Consumer Discretionary.......................  26.8%
Consumer Staples.............................   3.6%
Energy.......................................   4.9%
Financials...................................  15.0%
Health Care..................................   2.4%
Industrials..................................  26.9%
Information Technology.......................   8.3%
Materials....................................   7.4%
Telecommunication Services...................   2.3%
Utilities....................................   2.4%
                                              -----
                                              100.0%

       The Continental Small Company Series
Consumer Discretionary.......................  13.5%
Consumer Staples.............................   6.8%
Energy.......................................   4.4%
Financials...................................  19.3%
Health Care..................................   9.1%
Industrials..................................  24.2%
Information Technology.......................   9.7%
Materials....................................   8.9%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   1.9%
Utilities....................................   2.2%
                                              -----
                                              100.0%

         The Canadian Small Company Series
Consumer Discretionary.......................  10.2%
Consumer Staples.............................   4.3%
Energy.......................................  24.6%
Financials...................................   8.3%
Health Care..................................   2.5%
Industrials..................................  12.4%
Information Technology.......................   5.3%
Materials....................................  25.9%
Other........................................    --
Real Estate Investment Trusts................   0.6%
Telecommunication Services...................   0.3%
Utilities....................................   5.6%
                                              -----
                                              100.0%

            The Emerging Markets Series
Consumer Discretionary.......................   8.2%
Consumer Staples.............................   9.7%
Energy.......................................  11.3%
Financials...................................  26.5%
Health Care..................................   1.4%
Industrials..................................   7.3%
Information Technology.......................  14.0%
Materials....................................  11.2%
Other........................................    --
Telecommunication Services...................   7.0%
Utilities....................................   3.4%
                                              -----
                                              100.0%

       The Emerging Markets Small Cap Series
Consumer Discretionary.......................  18.1%
Consumer Staples.............................   9.3%
Energy.......................................   2.2%
Financials...................................  17.7%
Health Care..................................   6.2%
Industrials..................................  17.1%
Information Technology.......................  12.4%
Materials....................................  12.9%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   0.7%
Utilities....................................   3.4%
                                              -----
                                              100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                      Percentage
                                            Shares       Value+     of Net Assets**
                                            ------       ------     ---------------
COMMON STOCKS -- (96.2%)
Consumer Discretionary -- (12.9%)
    Carnival Corp........................  2,385,423 $   82,320,948            0.6%
    Comcast Corp. Class A................ 10,008,890    413,367,157            3.2%
    Comcast Corp. Special Class A........  3,843,964    151,029,346            1.2%
#*  General Motors Co....................  2,302,737     71,016,409            0.6%
#   News Corp. Class A...................  2,241,856     69,430,280            0.5%
    Time Warner Cable, Inc...............  1,921,256    180,386,726            1.4%
    Time Warner, Inc.....................  4,853,977    290,170,745            2.3%
    Other Securities.....................               465,752,512            3.6%
                                                     --------------           -----
Total Consumer Discretionary.............             1,723,474,123           13.4%
                                                     --------------           -----
Consumer Staples -- (7.4%)
    Archer-Daniels-Midland Co............  3,155,848    107,109,481            0.8%
    CVS Caremark Corp....................  6,004,478    349,340,530            2.7%
    Mondelez International, Inc. Class A.  7,330,703    230,550,609            1.8%
    Other Securities.....................               305,954,763            2.4%
                                                     --------------           -----
Total Consumer Staples...................               992,955,383            7.7%
                                                     --------------           -----
Energy -- (19.5%)
    Anadarko Petroleum Corp..............  2,478,744    210,098,341            1.6%
    Apache Corp..........................  1,208,836     89,308,804            0.7%
    Chevron Corp.........................  3,863,466    471,381,487            3.7%
    ConocoPhillips.......................  5,899,107    356,601,018            2.8%
#   Hess Corp............................  1,567,373    113,132,983            0.9%
    Marathon Oil Corp....................  3,447,108    112,617,018            0.9%
    Marathon Petroleum Corp..............  1,791,952    140,417,359            1.1%
    National Oilwell Varco, Inc..........  1,661,481    108,361,791            0.8%
    Occidental Petroleum Corp............  1,349,242    120,433,341            0.9%
    Phillips 66..........................  2,926,797    178,388,277            1.4%
*   Transocean, Ltd......................  1,261,179     64,912,883            0.5%
    Valero Energy Corp...................  2,806,975    113,177,232            0.9%
    Other Securities.....................               525,193,006            4.1%
                                                     --------------           -----
Total Energy.............................             2,604,023,540           20.3%
                                                     --------------           -----
Financials -- (23.1%)
*   American International Group, Inc....  6,622,622    274,309,003            2.1%
#   Bank of America Corp................. 38,925,898    479,177,804            3.7%
#   Bank of New York Mellon Corp. (The)..  3,040,229     85,795,262            0.7%
    Citigroup, Inc....................... 10,372,454    483,978,704            3.8%
#   CME Group, Inc.......................  1,599,345     97,336,137            0.8%
    Goldman Sachs Group, Inc. (The)......    786,395    114,868,718            0.9%
#   JPMorgan Chase & Co..................  3,775,507    185,037,598            1.4%
    Loews Corp...........................  2,050,343     91,588,822            0.7%
    MetLife, Inc.........................  4,759,859    185,586,902            1.4%
    Morgan Stanley.......................  6,429,315    142,409,327            1.1%
    Prudential Financial, Inc............  2,287,609    138,217,336            1.1%
#   SunTrust Banks, Inc..................  2,564,707     75,017,680            0.6%
    Other Securities.....................               721,595,925            5.6%
                                                     --------------           -----
Total Financials.........................             3,074,919,218           23.9%
                                                     --------------           -----

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                               Percentage
                                                   Shares        Value+      of Net Assets**
                                                   ------        ------      ---------------
Health Care -- (7.5%)
#     Aetna, Inc.................................  1,693,713 $    97,286,875            0.8%
      Pfizer, Inc................................  9,837,358     285,971,997            2.2%
      Thermo Fisher Scientific, Inc..............  1,932,026     155,875,858            1.2%
#     WellPoint, Inc.............................  1,824,634     133,052,311            1.0%
      Other Securities...........................                326,119,456            2.6%
                                                             ---------------          ------
Total Health Care................................                998,306,497            7.8%
                                                             ---------------          ------
Industrials -- (12.0%)
      CSX Corp...................................  5,517,066     135,664,653            1.1%
#     General Electric Co........................ 19,480,526     434,220,925            3.4%
      Norfolk Southern Corp......................  1,681,939     130,215,717            1.0%
#     Northrop Grumman Corp......................  1,364,645     103,358,212            0.8%
      Union Pacific Corp.........................  2,173,679     321,617,545            2.5%
      Other Securities...........................                478,671,027            3.7%
                                                             ---------------          ------
Total Industrials................................              1,603,748,079           12.5%
                                                             ---------------          ------
Information Technology -- (4.7%)
#     Hewlett-Packard Co.........................  5,006,539     103,134,703            0.8%
*     Yahoo!, Inc................................  4,116,468     101,800,254            0.8%
      Other Securities...........................                425,616,152            3.3%
                                                             ---------------          ------
Total Information Technology.....................                630,551,109            4.9%
                                                             ---------------          ------
Materials -- (3.3%)
#     Freeport-McMoRan Copper & Gold, Inc........  2,348,639      71,469,085            0.6%
      International Paper Co.....................  2,224,458     104,505,037            0.8%
      Other Securities...........................                267,195,954            2.0%
                                                             ---------------          ------
Total Materials..................................                443,170,076            3.4%
                                                             ---------------          ------
Telecommunication Services -- (5.4%)
      AT&T, Inc.................................. 13,051,893     488,923,912            3.8%
#     CenturyLink, Inc...........................  2,353,137      88,407,357            0.7%
*     Sprint Nextel Corp......................... 13,961,200      98,426,460            0.7%
      Other Securities...........................                 44,313,466            0.4%
                                                             ---------------          ------
Total Telecommunication Services.................                720,071,195            5.6%
                                                             ---------------          ------
Utilities -- (0.4%)
      Other Securities...........................                 46,400,297            0.4%
                                                             ---------------          ------
TOTAL COMMON STOCKS..............................             12,837,619,517           99.9%
                                                             ---------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves. 37,139,776      37,139,776            0.3%
                                                             ---------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (3.5%)
(S)@  DFA Short Term Investment Fund............. 40,224,004     465,391,729            3.6%
                                                             ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $9,150,048,349)........................              $13,340,151,022          103.8%
                                                             ===============          ======

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                   Level 1       Level 2    Level 3      Total
                               --------------- ------------ ------- ---------------
Common Stocks
  Consumer Discretionary...... $ 1,723,474,123           --   --    $ 1,723,474,123
  Consumer Staples............     992,955,383           --   --        992,955,383
  Energy......................   2,604,023,540           --   --      2,604,023,540
  Financials..................   3,074,919,218           --   --      3,074,919,218
  Health Care.................     998,306,497           --   --        998,306,497
  Industrials.................   1,603,748,079           --   --      1,603,748,079
  Information Technology......     630,551,109           --   --        630,551,109
  Materials...................     443,170,076           --   --        443,170,076
  Telecommunication Services..     720,071,195           --   --        720,071,195
  Utilities...................      46,400,297           --   --         46,400,297
Temporary Cash Investments....      37,139,776           --   --         37,139,776
Securities Lending Collateral.              -- $465,391,729   --        465,391,729
                               --------------- ------------   --    ---------------
TOTAL......................... $12,874,759,293 $465,391,729   --    $13,340,151,022
                               =============== ============   ==    ===============

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                  Percentage
                                        Shares      Value++     of Net Assets**
                                        ------      -------     ---------------
COMMON STOCKS -- (88.0%)
AUSTRALIA -- (5.0%)
    Suncorp Group, Ltd...............  3,736,013 $   50,317,710            0.6%
    Wesfarmers, Ltd..................  2,584,670    116,279,925            1.4%
    Other Securities.................               291,706,689            3.6%
                                                 --------------          ------
TOTAL AUSTRALIA......................               458,304,324            5.6%
                                                 --------------          ------
AUSTRIA -- (0.2%)
    Other Securities.................                22,620,434            0.3%
                                                 --------------          ------
BELGIUM -- (1.1%)
    Other Securities.................                97,018,246            1.2%
                                                 --------------          ------
CANADA -- (8.7%)
    Canadian Natural Resources, Ltd..  1,849,320     54,243,293            0.7%
    Goldcorp, Inc....................  1,686,234     49,911,656            0.6%
#   Manulife Financial Corp..........  4,587,163     67,797,764            0.8%
#   Sun Life Financial, Inc..........  1,565,269     44,155,983            0.6%
    Suncor Energy, Inc...............  3,750,370    116,928,008            1.4%
#   Thomson Reuters Corp.............  1,832,184     61,378,937            0.8%
    Other Securities.................               404,553,580            4.9%
                                                 --------------          ------
TOTAL CANADA.........................               798,969,221            9.8%
                                                 --------------          ------
DENMARK -- (1.2%)
    Other Securities.................               108,958,158            1.3%
                                                 --------------          ------
FINLAND -- (0.5%)
    Other Securities.................                48,558,445            0.6%
                                                 --------------          ------
FRANCE -- (8.2%)
#   AXA SA...........................  4,004,754     74,995,536            0.9%
    BNP Paribas SA...................  1,973,903    110,060,678            1.4%
    Cie de St-Gobain.................  1,039,077     41,613,919            0.5%
    France Telecom SA................  3,875,091     41,383,566            0.5%
#   GDF Suez.........................  3,247,971     69,637,459            0.9%
*   Societe Generale SA..............  1,823,515     66,242,789            0.8%
    Vivendi SA.......................  3,686,124     83,497,667            1.0%
    Other Securities.................               259,788,588            3.2%
                                                 --------------          ------
TOTAL FRANCE.........................               747,220,202            9.2%
                                                 --------------          ------
GERMANY -- (7.4%)
#   Allianz SE.......................    517,629     76,567,951            0.9%
#   Allianz SE ADR...................  2,811,910     41,475,672            0.5%
    Bayerische Motoren Werke AG......    663,299     61,335,322            0.8%
    Daimler AG.......................  2,088,586    115,801,750            1.4%
    Deutsche Bank AG.................  1,538,807     70,835,958            0.9%
#   E.ON SE..........................  3,592,972     65,250,322            0.8%
#   Muenchener Rueckversicherungs AG.    395,244     79,169,861            1.0%
    Other Securities.................               164,745,466            2.0%
                                                 --------------          ------
TOTAL GERMANY........................               675,182,302            8.3%
                                                 --------------          ------
GREECE -- (0.0%)
    Other Securities.................                 3,881,280            0.0%
                                                 --------------          ------

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                         Percentage
                                               Shares      Value++     of Net Assets**
                                               ------      -------     ---------------
HONG KONG -- (2.1%)
    Hutchison Whampoa, Ltd..................  5,818,000 $   63,182,649            0.8%
    Other Securities........................               129,361,801            1.6%
                                                        --------------          ------
TOTAL HONG KONG.............................               192,544,450            2.4%
                                                        --------------          ------
IRELAND -- (0.1%)
    Other Securities........................                13,278,889            0.2%
                                                        --------------          ------
ISRAEL -- (0.3%)
    Other Securities........................                31,737,065            0.4%
                                                        --------------          ------
ITALY -- (1.1%)
*   UniCredit SpA...........................  8,189,815     42,805,198            0.5%
    Other Securities........................                55,555,418            0.7%
                                                        --------------          ------
TOTAL ITALY.................................                98,360,616            1.2%
                                                        --------------          ------
JAPAN -- (17.8%)
    Mitsubishi Corp.........................  3,047,600     54,863,679            0.7%
    Mitsubishi Heavy Industries, Ltd........  7,405,000     51,065,254            0.6%
    Mitsubishi UFJ Financial Group, Inc..... 22,830,706    154,902,674            1.9%
    Mitsui & Co., Ltd.......................  3,522,000     48,521,389            0.6%
    Nomura Holdings, Inc....................  7,769,100     63,494,551            0.8%
    Other Securities........................             1,260,958,457           15.4%
                                                        --------------          ------
TOTAL JAPAN.................................             1,633,806,004           20.0%
                                                        --------------          ------
NETHERLANDS -- (2.5%)
*   ING Groep NV............................  5,697,333     46,933,717            0.6%
    Koninklijke Philips Electronics NV......  1,957,968     54,192,709            0.7%
    Other Securities........................               125,436,586            1.5%
                                                        --------------          ------
TOTAL NETHERLANDS...........................               226,563,012            2.8%
                                                        --------------          ------
NEW ZEALAND -- (0.1%)
    Other Securities........................                 6,442,372            0.1%
                                                        --------------          ------
NORWAY -- (1.0%)
    Other Securities........................                89,934,209            1.1%
                                                        --------------          ------
PORTUGAL -- (0.1%)
    Other Securities........................                 6,134,640            0.1%
                                                        --------------          ------
SINGAPORE -- (1.2%)
    Other Securities........................               109,000,646            1.3%
                                                        --------------          ------
SPAIN -- (1.8%)
    Banco Santander SA......................  8,322,004     60,097,740            0.8%
    Other Securities........................               107,810,382            1.3%
                                                        --------------          ------
TOTAL SPAIN.................................               167,908,122            2.1%
                                                        --------------          ------
SWEDEN -- (3.1%)
    Nordea Bank AB..........................  5,366,449     64,574,595            0.8%
#   Telefonaktiebolaget LM Ericsson Class B.  4,713,081     58,613,629            0.7%
    Other Securities........................               156,800,588            1.9%
                                                        --------------          ------
TOTAL SWEDEN................................               279,988,812            3.4%
                                                        --------------          ------

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                                  Percentage
                                                                       Shares       Value++     of Net Assets**
                                                                       ------       -------     ---------------
SWITZERLAND -- (6.4%)
      Credit Suisse Group AG........................................   1,685,212 $   46,800,075            0.6%
      Holcim, Ltd...................................................     887,877     69,258,838            0.8%
      Swiss Re AG...................................................   1,108,107     88,184,915            1.1%
      UBS AG........................................................   5,895,747    105,170,761            1.3%
      Zurich Insurance Group AG.....................................     236,698     66,143,271            0.8%
      Other Securities..............................................                212,188,323            2.6%
                                                                                 --------------          ------
TOTAL SWITZERLAND...................................................                587,746,183            7.2%
                                                                                 --------------          ------
UNITED KINGDOM -- (18.1%)
      Barclays P.L.C................................................  11,591,752     51,727,912            0.6%
#     Barclays P.L.C. Sponsored ADR.................................   4,591,659     82,558,029            1.0%
#     BP P.L.C. Sponsored ADR.......................................   5,486,298    239,202,592            2.9%
#     HSBC Holdings P.L.C. Sponsored ADR............................   1,661,423     91,145,665            1.1%
      Kingfisher P.L.C..............................................  10,285,817     50,118,996            0.6%
*     Lloyds Banking Group P.L.C....................................  82,680,839     70,236,780            0.9%
      Old Mutual P.L.C..............................................  13,164,620     41,989,733            0.5%
#     Royal Dutch Shell P.L.C. ADR..................................   3,323,210    231,926,826            2.8%
      Vodafone Group P.L.C..........................................  34,976,333    106,723,100            1.3%
      Vodafone Group P.L.C. Sponsored ADR...........................   8,116,661    248,288,660            3.1%
      Xstrata P.L.C.................................................   5,211,952     78,431,883            1.0%
      Other Securities..............................................                366,277,452            4.5%
                                                                                 --------------          ------
TOTAL UNITED KINGDOM................................................              1,658,627,628           20.3%
                                                                                 --------------          ------
TOTAL COMMON STOCKS.................................................              8,062,785,260           98.9%
                                                                                 --------------          ------
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Other Securities..............................................                 26,234,060            0.3%
                                                                                 --------------          ------

RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities..............................................                  1,722,022            0.0%
                                                                                 --------------          ------

                                                                       Shares/
                                                                        Face
                                                                       Amount       Value+
                                                                       -------      ------
                                                                        (000)
SECURITIES LENDING COLLATERAL -- (11.7%)
(S)@  DFA Short Term Investment Fund................................  92,826,275  1,074,000,000           13.2%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $29,728 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $30,383) to be repurchased at $29,787.... $        30         29,787            0.0%
                                                                                 --------------          ------
TOTAL SECURITIES LENDING COLLATERAL.................................              1,074,029,787           13.2%
                                                                                 --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $8,013,442,781)...........................................               $9,164,771,129          112.4%
                                                                                 ==============          ======

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks.................
  Australia................... $    3,531,691 $  454,772,633   --    $  458,304,324
  Austria.....................             --     22,620,434   --        22,620,434
  Belgium.....................      3,306,779     93,711,467   --        97,018,246
  Canada......................    798,969,221             --   --       798,969,221
  Denmark.....................             --    108,958,158   --       108,958,158
  Finland.....................      1,353,012     47,205,433   --        48,558,445
  France......................      5,640,035    741,580,167   --       747,220,202
  Germany.....................    101,938,532    573,243,770   --       675,182,302
  Greece......................             --      3,881,280   --         3,881,280
  Hong Kong...................             --    192,544,450   --       192,544,450
  Ireland.....................      5,183,802      8,095,087   --        13,278,889
  Israel......................      2,263,802     29,473,263   --        31,737,065
  Italy.......................     15,633,330     82,727,286   --        98,360,616
  Japan.......................    107,502,998  1,526,303,006   --     1,633,806,004
  Netherlands.................     12,761,638    213,801,374   --       226,563,012
  New Zealand.................             --      6,442,372   --         6,442,372
  Norway......................        277,936     89,656,273   --        89,934,209
  Portugal....................             --      6,134,640   --         6,134,640
  Singapore...................             --    109,000,646   --       109,000,646
  Spain.......................     10,049,849    157,858,273   --       167,908,122
  Sweden......................     11,721,114    268,267,698   --       279,988,812
  Switzerland.................     82,499,635    505,246,548   --       587,746,183
  United Kingdom..............    944,918,493    713,709,135   --     1,658,627,628
Preferred Stocks..............
  Germany.....................             --     26,234,060   --        26,234,060
Rights/Warrants...............
  Spain.......................             --      1,722,022   --         1,722,022
Securities Lending Collateral.             --  1,074,029,787   --     1,074,029,787
                               -------------- --------------   --    --------------
TOTAL......................... $2,107,551,867 $7,057,219,262   --    $9,164,771,129
                               ============== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                   Percentage
                                           Shares     Value++    of Net Assets**
                                           ------     -------    ---------------
COMMON STOCKS -- (86.9%)
Consumer Discretionary -- (19.8%)
#   Accordia Golf Co., Ltd...............     5,759 $  6,542,864            0.3%
    Aoyama Trading Co., Ltd..............   315,900    9,453,137            0.4%
    Autobacs Seven Co., Ltd..............   378,000    6,369,867            0.3%
*   Haseko Corp.......................... 7,564,500   11,050,940            0.5%
    Onward Holdings Co., Ltd.............   750,000    7,008,553            0.3%
    Resorttrust, Inc.....................   190,308    6,484,754            0.3%
    Shimachu Co., Ltd....................   269,200    7,112,765            0.3%
#   Tokyo Dome Corp......................   984,200    7,604,167            0.3%
    TS Tech Co., Ltd.....................   237,100    7,200,077            0.3%
    Other Securities.....................            434,210,042           19.5%
                                                    ------------           -----
Total Consumer Discretionary.............            503,037,166           22.5%
                                                    ------------           -----
Consumer Staples -- (7.6%)
    Nichirei Corp........................ 1,248,000    7,341,778            0.3%
    Pigeon Corp..........................    95,800    8,241,597            0.4%
    Sapporo Holdings, Ltd................ 1,751,000    7,971,794            0.4%
#   Takara Holdings, Inc.................   834,500    7,160,239            0.3%
    Other Securities.....................            162,030,880            7.2%
                                                    ------------           -----
Total Consumer Staples...................            192,746,288            8.6%
                                                    ------------           -----
Energy -- (0.5%)
    Other Securities.....................             13,433,176            0.6%
                                                    ------------           -----
Financials -- (11.0%)
    Daikyo, Inc.......................... 1,923,000    7,436,992            0.3%
    Daishi Bank, Ltd. (The).............. 1,819,000    7,195,403            0.3%
    Heiwa Real Estate Co., Ltd...........   252,000    6,420,815            0.3%
    Higo Bank, Ltd. (The)................   961,000    6,516,746            0.3%
    Hokkoku Bank, Ltd. (The)............. 1,524,000    6,465,966            0.3%
    Hyakugo Bank, Ltd. (The)............. 1,343,609    6,726,384            0.3%
    Juroku Bank, Ltd. (The).............. 1,697,000    7,214,824            0.3%
    Kiyo Holdings, Inc................... 3,822,900    6,672,335            0.3%
    Musashino Bank, Ltd. (The)...........   179,600    7,635,869            0.3%
    Ogaki Kyoritsu Bank, Ltd. (The)...... 1,749,000    6,504,081            0.3%
    San-In Godo Bank, Ltd. (The).........   902,000    7,692,916            0.3%
    Tokai Tokyo Financial Holdings, Inc..   974,500    8,862,135            0.4%
    Other Securities.....................            194,388,451            8.8%
                                                    ------------           -----
Total Financials.........................            279,732,917           12.5%
                                                    ------------           -----
Health Care -- (4.2%)
    Kaken Pharmaceutical Co., Ltd........   364,000    6,454,551            0.3%
    Nihon Kohden Corp....................   180,400    6,927,511            0.3%
#   Nipro Corp...........................   728,700    7,274,059            0.3%
    Ship Healthcare Holdings, Inc........   184,300    7,093,962            0.3%
    Other Securities.....................             78,315,659            3.5%
                                                    ------------           -----
Total Health Care........................            106,065,742            4.7%
                                                    ------------           -----
Industrials -- (24.6%)
    Fujikura, Ltd........................ 2,032,000    7,614,657            0.3%
#   Furukawa Electric Co., Ltd........... 2,638,000    6,675,660            0.3%
    Glory, Ltd...........................   246,600    6,776,425            0.3%
    Hitachi Zosen Corp................... 4,351,500    7,235,520            0.3%
    Kawasaki Kisen Kaisha, Ltd........... 3,720,000    8,185,247            0.4%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                                                     Percentage
                                                                          Shares       Value++     of Net Assets**
                                                                          ------       -------     ---------------
Industrials -- (Continued)
#     Minebea Co., Ltd.................................................   1,975,000 $    6,312,098            0.3%
#     Mitsui Engineering & Shipbuilding Co., Ltd.......................   4,072,000      7,534,417            0.3%
#     Mori Seiki Co., Ltd..............................................     541,700      6,807,497            0.3%
#     NTN Corp.........................................................   2,638,000      6,727,343            0.3%
      Sankyu, Inc......................................................   1,490,000      6,659,659            0.3%
      Sanwa Holdings Corp..............................................   1,215,000      7,373,305            0.3%
      Seino Holdings Co., Ltd..........................................     763,000      6,674,879            0.3%
      Tadano, Ltd......................................................     578,579      7,242,471            0.3%
      Other Securities.................................................                534,306,169           24.0%
                                                                                    --------------          ------
Total Industrials......................................................                626,125,347           28.0%
                                                                                    --------------          ------
Information Technology -- (9.1%)
      Alps Electric Co., Ltd...........................................   1,084,100      8,264,325            0.4%
      Horiba, Ltd......................................................     218,850      7,912,424            0.4%
      IT Holdings Corp.................................................     445,001      6,680,243            0.3%
      Taiyo Yuden Co., Ltd.............................................     619,100      8,967,824            0.4%
      Other Securities.................................................                199,744,457            8.9%
                                                                                    --------------          ------
Total Information Technology...........................................                231,569,273           10.4%
                                                                                    --------------          ------
Materials -- (9.7%)
      Mitsui Mining & Smelting Co., Ltd................................   3,218,000      7,252,983            0.3%
      Sumitomo Osaka Cement Co., Ltd...................................   2,274,000      6,816,692            0.3%
#     Tosoh Corp.......................................................   2,648,000      8,733,620            0.4%
#     Toyobo Co., Ltd..................................................   4,659,000      8,131,029            0.4%
      Other Securities.................................................                215,713,604            9.6%
                                                                                    --------------          ------
Total Materials........................................................                246,647,928           11.0%
                                                                                    --------------          ------
Telecommunication Services -- (0.0%)
      Other Securities.................................................                    778,587            0.0%
                                                                                    --------------          ------
Utilities -- (0.4%)
      Other Securities.................................................                  9,930,498            0.5%
                                                                                    --------------          ------
TOTAL COMMON STOCKS....................................................              2,210,066,922           98.8%
                                                                                    --------------          ------

                                                                          Shares/
                                                                           Face
                                                                          Amount       Value+
                                                                          -------      ------
                                                                           (000)
SECURITIES LENDING COLLATERAL -- (13.1%)
(S)@  DFA Short Term Investment Fund...................................  28,694,901    332,000,000           14.8%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $156,035 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $159,474) to be repurchased at $156,348............... $       156        156,347            0.0%
                                                                                    --------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................                332,156,347           14.8%
                                                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,346,323,895)..............................................               $2,542,223,269          113.6%
                                                                                    ==============          ======

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                Level 1      Level 2     Level 3     Total
                               ---------- -------------- ------- --------------
Common Stocks.................
  Consumer Discretionary...... $2,291,045 $  500,746,121   --    $  503,037,166
  Consumer Staples............         --    192,746,288   --       192,746,288
  Energy......................         --     13,433,176   --        13,433,176
  Financials..................         --    279,732,917   --       279,732,917
  Health Care.................         --    106,065,742   --       106,065,742
  Industrials.................         --    626,125,347   --       626,125,347
  Information Technology......         --    231,569,273   --       231,569,273
  Materials...................         --    246,647,928   --       246,647,928
  Telecommunication Services..         --        778,587   --           778,587
  Utilities...................         --      9,930,498   --         9,930,498
Securities Lending Collateral.         --    332,156,347   --       332,156,347
                               ---------- --------------   --    --------------
TOTAL......................... $2,291,045 $2,539,932,224   --    $2,542,223,269
                               ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                             Shares     Value++    of Net Assets**
                                             ------     -------    ---------------
COMMON STOCKS -- (80.0%)
AUSTRALIA -- (41.8%)
    Adelaide Brighton, Ltd................  1,442,564 $  5,090,254            0.5%
    Ansell, Ltd...........................    414,608    6,798,095            0.6%
    Aristocrat Leisure, Ltd...............  2,580,305   10,545,875            0.9%
    Arrium, Ltd...........................  6,037,433    5,338,333            0.5%
    Australian Infrastructure Fund........  3,606,473   11,777,824            1.0%
    Beach Energy, Ltd.....................  5,953,760    8,410,117            0.7%
*   BlueScope Steel, Ltd..................  2,479,552   12,767,776            1.1%
#   Bradken, Ltd..........................  1,022,589    5,457,992            0.5%
#   carsales.com, Ltd.....................  1,220,399   12,244,595            1.1%
#   CSR, Ltd..............................  2,700,745    5,687,955            0.5%
#   David Jones, Ltd......................  3,152,271    9,743,769            0.9%
#   Downer EDI, Ltd.......................  2,033,977   10,369,340            0.9%
#   DuluxGroup, Ltd.......................  2,216,962   10,791,603            1.0%
    Envestra, Ltd.........................  6,189,006    6,730,567            0.6%
#   Fairfax Media, Ltd....................  7,895,659    5,326,072            0.5%
#*  Goodman Fielder, Ltd..................  9,040,600    7,269,865            0.6%
#   GrainCorp, Ltd. Class A...............    828,668   11,009,709            1.0%
    Invocare, Ltd.........................    633,106    7,663,599            0.7%
    IOOF Holdings, Ltd....................  1,074,600    9,828,713            0.9%
#   Iress, Ltd............................    603,773    5,235,671            0.5%
#   JB Hi-Fi, Ltd.........................    582,072    9,663,897            0.9%
#   Mineral Resources, Ltd................    535,822    5,425,566            0.5%
#   Monadelphous Group, Ltd...............    232,938    5,061,629            0.5%
#   Myer Holdings, Ltd....................  3,564,925   11,873,253            1.0%
#   Navitas, Ltd..........................  1,189,617    6,676,214            0.6%
#   Perpetual, Ltd........................    226,579    9,682,608            0.9%
#   Primary Health Care, Ltd..............  1,709,571    9,343,356            0.8%
    REA Group, Ltd........................    162,151    5,232,021            0.5%
    Reece Australia, Ltd..................    238,257    5,746,614            0.5%
    Spark Infrastructure Group............  3,454,752    6,412,146            0.6%
#   Super Retail Group, Ltd...............  1,291,875   17,641,955            1.6%
    TPG Telecom, Ltd......................  1,569,063    5,895,973            0.5%
#   UGL, Ltd..............................    614,661    6,415,406            0.6%
    Other Securities......................             319,052,173           27.3%
                                                      ------------           -----
TOTAL AUSTRALIA...........................             592,210,535           51.8%
                                                      ------------           -----

CANADA -- (0.0%)
    Other Securities......................                 122,963            0.0%
                                                      ------------           -----

CHINA -- (0.1%)
    Other Securities......................               1,998,166            0.2%
                                                      ------------           -----

HONG KONG -- (19.6%)
#   Esprit Holdings, Ltd.................. 10,193,650   14,335,770            1.3%
#   Giordano International, Ltd...........  7,892,000    7,931,135            0.7%
#   Luk Fook Holdings International, Ltd..  2,042,000    5,821,518            0.5%
    Melco International Development, Ltd..  6,017,000   11,742,966            1.0%
    Pacific Basin Shipping, Ltd...........  9,981,000    5,709,571            0.5%
#   SA SA International Holdings, Ltd.....  6,588,000    6,902,960            0.6%
    Vitasoy International Holdings, Ltd...  4,061,000    4,948,221            0.4%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                                                   Percentage
                                                                        Shares       Value++     of Net Assets**
                                                                        ------       -------     ---------------
HONG KONG -- (Continued)
      Xinyi Glass Holdings, Ltd......................................  11,762,000 $    8,066,281            0.7%
      Other Securities...............................................                211,784,246           18.6%
                                                                                  --------------          ------
TOTAL HONG KONG......................................................                277,242,668           24.3%
                                                                                  --------------          ------

NEW ZEALAND -- (6.1%)
#     Fisher & Paykel Healthcare Corp., Ltd..........................   3,204,679      7,286,306            0.6%
      Infratil, Ltd..................................................   2,502,956      4,946,282            0.4%
      Port of Tauranga, Ltd..........................................     528,322      7,021,580            0.6%
#     Ryman Healthcare, Ltd..........................................   1,710,210      8,947,573            0.8%
      Sky Network Television, Ltd....................................   1,006,593      4,938,815            0.4%
      SKYCITY Entertainment Group, Ltd...............................   3,254,988     12,450,784            1.1%
      Other Securities...............................................                 41,274,728            3.7%
                                                                                  --------------          ------
TOTAL NEW ZEALAND....................................................                 86,866,068            7.6%
                                                                                  --------------          ------

SINGAPORE -- (12.4%)
*     Biosensors International Group, Ltd............................   5,439,237      5,313,428            0.5%
      Singapore Post, Ltd............................................   8,035,120      8,420,456            0.7%
      Venture Corp., Ltd.............................................   1,221,000      8,247,318            0.7%
      Other Securities...............................................                154,187,196           13.5%
                                                                                  --------------          ------
TOTAL SINGAPORE......................................................                176,168,398           15.4%
                                                                                  --------------          ------

UNITED STATES -- (0.0%)
      Other Securities...............................................                    316,866            0.0%
                                                                                  --------------          ------
TOTAL COMMON STOCKS..................................................              1,134,925,664           99.3%
                                                                                  --------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities...............................................                     54,322            0.0%
                                                                                  --------------          ------

HONG KONG -- (0.0%)
      Other Securities...............................................                         --            0.0%
                                                                                  --------------          ------

SINGAPORE -- (0.0%)
      Other Securities...............................................                      4,384            0.0%
                                                                                  --------------          ------
TOTAL RIGHTS/WARRANTS................................................                     58,706            0.0%
                                                                                  --------------          ------

                                                                        Shares/
                                                                         Face
                                                                        Amount       Value+
                                                                        -------      ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (20.0%)
(S)@  DFA Short Term Investment Fund.................................  24,459,810    283,000,000           24.8%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $226,399 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $231,389) to be repurchased at
       $226,853...................................................... $       227        226,852            0.0%
                                                                                  --------------          ------
TOTAL SECURITIES LENDING COLLATERAL..................................                283,226,852           24.8%
                                                                                  --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,293,282,212)............................................               $1,418,211,222          124.1%
                                                                                  ==============          ======

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                Level 1      Level 2     Level 3     Total
                               ---------- -------------- ------- --------------
Common Stocks
  Australia................... $   18,786 $  592,191,749   --    $  592,210,535
  Canada......................          2        122,961   --           122,963
  China.......................    239,332      1,758,834   --         1,998,166
  Hong Kong...................    162,511    277,080,157   --       277,242,668
  New Zealand.................         --     86,866,068   --        86,866,068
  Singapore...................    425,416    175,742,982   --       176,168,398
  United States...............    316,866             --   --           316,866
Rights/Warrants
  Australia...................         --         54,322   --            54,322
  Hong Kong...................         --             --   --                --
  Singapore...................         --          4,384   --             4,384
Securities Lending Collateral.         --    283,226,852   --       283,226,852
                               ---------- --------------   --    --------------
TOTAL......................... $1,162,913 $1,417,048,309   --    $1,418,211,222
                               ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                  Percentage
                                          Shares     Value++    of Net Assets**
                                          ------     -------    ---------------
COMMON STOCKS -- (97.1%)
Consumer Discretionary -- (26.0%)
*   Barratt Developments P.L.C.........  4,717,626 $ 22,837,159            1.4%
    Bellway P.L.C......................    511,971   10,709,303            0.6%
    Berkeley Group Holdings P.L.C......    597,347   19,368,537            1.2%
    Bovis Homes Group P.L.C............    875,787   10,450,186            0.6%
    Daily Mail & General Trust P.L.C...  1,312,593   14,027,068            0.8%
    Greene King P.L.C..................  1,421,372   16,064,330            1.0%
    Inchcape P.L.C.....................  2,090,755   16,298,929            1.0%
    Informa P.L.C......................  2,624,520   19,528,851            1.2%
    ITV P.L.C..........................  7,691,118   15,039,393            0.9%
    Ladbrokes P.L.C....................  3,967,821   11,683,417            0.7%
    Persimmon P.L.C....................  1,455,388   24,448,613            1.5%
    Taylor Wimpey P.L.C................ 15,614,170   22,592,584            1.4%
    UBM P.L.C..........................    964,330   10,967,554            0.7%
    William Hill P.L.C.................  4,017,244   26,619,844            1.6%
    Other Securities...................             201,412,340           11.9%
                                                   ------------           -----
Total Consumer Discretionary...........             442,048,108           26.5%
                                                   ------------           -----
Consumer Staples -- (3.5%)
    Booker Group P.L.C.................  6,674,336   12,345,287            0.7%
    Other Securities...................              47,225,018            2.9%
                                                   ------------           -----
Total Consumer Staples.................              59,570,305            3.6%
                                                   ------------           -----
Energy -- (4.7%)
*   Afren P.L.C........................  5,276,338   11,012,086            0.7%
*   Cairn Energy P.L.C.................  2,238,951   10,053,925            0.6%
    John Wood Group P.L.C..............  1,017,921   12,286,025            0.7%
*   Premier Oil P.L.C..................  2,273,981   13,197,663            0.8%
    Other Securities...................              34,092,491            2.1%
                                                   ------------           -----
Total Energy...........................              80,642,190            4.9%
                                                   ------------           -----
Financials -- (14.6%)
    Aberdeen Asset Management P.L.C....  1,807,795   12,618,963            0.8%
    Amlin P.L.C........................  2,325,250   15,337,552            0.9%
    Catlin Group, Ltd..................  1,706,158   13,947,116            0.8%
    Close Brothers Group P.L.C.........    681,659   11,005,044            0.7%
#   Henderson Group P.L.C..............  4,716,689   12,121,738            0.7%
    Hiscox, Ltd........................  1,607,805   14,014,465            0.8%
    IG Group Holdings P.L.C............  1,481,677   12,410,176            0.8%
    London Stock Exchange Group P.L.C..    556,831   11,619,148            0.7%
    Man Group P.L.C....................  7,738,625   12,305,131            0.7%
    Other Securities...................             133,154,080            8.0%
                                                   ------------           -----
Total Financials.......................             248,533,413           14.9%
                                                   ------------           -----
Health Care -- (2.3%)
    Other Securities...................              38,931,141            2.3%
                                                   ------------           -----
Industrials -- (26.1%)
    Ashtead Group P.L.C................  2,503,056   22,891,572            1.4%
    Babcock International Group P.L.C..    941,424   15,665,348            0.9%
    Balfour Beatty P.L.C...............  3,201,702   10,751,168            0.6%
    BBA Aviation P.L.C.................  2,792,163   10,901,701            0.7%
    Bodycote P.L.C.....................  1,253,236   10,097,323            0.6%
    Cobham P.L.C.......................  4,859,398   18,931,800            1.1%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                                                  Percentage
                                                                       Shares       Value++     of Net Assets**
                                                                       ------       -------     ---------------
Industrials -- (Continued)
      easyJet P.L.C..................................................    692,439 $   12,041,163            0.7%
      IMI P.L.C......................................................    576,558     11,113,814            0.7%
      Invensys P.L.C.................................................  3,349,956     20,056,348            1.2%
      Meggitt P.L.C..................................................  2,213,833     16,134,787            1.0%
      Melrose Industries P.L.C.......................................  4,640,545     17,590,114            1.1%
      Rotork P.L.C...................................................    332,184     15,028,423            0.9%
      Spirax-Sarco Engineering P.L.C.................................    320,648     13,098,841            0.8%
      Travis Perkins P.L.C...........................................    944,677     21,078,338            1.3%
      Other Securities...............................................               229,461,959           13.7%
                                                                                 --------------          ------
Total Industrials....................................................               444,842,699           26.7%
                                                                                 --------------          ------
Information Technology -- (8.1%)
      Halma P.L.C....................................................  1,567,406     12,201,858            0.7%
      Spectris P.L.C.................................................    521,339     17,113,401            1.0%
      Other Securities...............................................               108,637,221            6.6%
                                                                                 --------------          ------
Total Information Technology.........................................               137,952,480            8.3%
                                                                                 --------------          ------
Materials -- (7.2%)
      Croda International P.L.C......................................    442,133     17,044,012            1.0%
      DS Smith P.L.C.................................................  4,492,720     16,322,747            1.0%
      Mondi P.L.C....................................................  1,136,556     15,104,239            0.9%
      Other Securities...............................................                73,639,619            4.4%
                                                                                 --------------          ------
Total Materials......................................................               122,110,617            7.3%
                                                                                 --------------          ------
Telecommunication Services -- (2.3%)
      Inmarsat P.L.C.................................................  1,776,643     19,970,025            1.2%
      Other Securities...............................................                18,716,340            1.1%
                                                                                 --------------          ------
Total Telecommunication Services.....................................                38,686,365            2.3%
                                                                                 --------------          ------
Utilities -- (2.3%)
      Drax Group P.L.C...............................................  1,866,554     17,814,212            1.1%
      Pennon Group P.L.C.............................................  1,587,350     16,907,357            1.0%
      Other Securities...............................................                 4,174,174            0.2%
                                                                                 --------------          ------
Total Utilities......................................................                38,895,743            2.3%
                                                                                 --------------          ------
TOTAL COMMON STOCKS..................................................             1,652,213,061           99.1%
                                                                                 --------------          ------
PREFERRED STOCKS -- (0.0%)
      Other Securities...............................................                    22,592            0.0%
                                                                                 --------------          ------

                                                                       Shares/
                                                                        Face
                                                                       Amount       Value+
                                                                       -------      ------
                                                                        (000)
SECURITIES LENDING COLLATERAL -- (2.9%)
(S)@  DFA Short Term Investment Fund.................................  4,235,091     49,000,000            3.0%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $330,564 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $337,850) to be repurchased at
       $331,226...................................................... $      331        331,225            0.0%
                                                                                 --------------          ------
TOTAL SECURITIES LENDING COLLATERAL..................................                49,331,225            3.0%
                                                                                 --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,263,123,007)............................................              $1,701,566,878          102.1%
                                                                                 ==============          ======

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                Level 1      Level 2     Level 3     Total
                               ---------- -------------- ------- --------------
Common Stocks
  Consumer Discretionary......         -- $  442,048,108   --    $  442,048,108
  Consumer Staples............         --     59,570,305   --        59,570,305
  Energy......................         --     80,642,190   --        80,642,190
  Financials..................         --    248,533,413   --       248,533,413
  Health Care.................         --     38,931,141   --        38,931,141
  Industrials................. $  759,910    444,082,789   --       444,842,699
  Information Technology......         --    137,952,480   --       137,952,480
  Materials...................    556,968    121,553,649   --       122,110,617
  Telecommunication Services..         --     38,686,365   --        38,686,365
  Utilities...................         --     38,895,743   --        38,895,743
Preferred Stocks..............         --         22,592   --            22,592
Securities Lending Collateral.         --     49,331,225   --        49,331,225
                               ---------- --------------   --    --------------
TOTAL......................... $1,316,878 $1,700,250,000   --    $1,701,566,878
                               ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                              Percentage
                                      Shares     Value++    of Net Assets**
                                      ------     -------    ---------------
     COMMON STOCKS -- (81.8%)
     AUSTRIA -- (2.1%)
         Other Securities..........            $ 64,941,838            2.5%
                                               ------------           -----
     BELGIUM -- (2.8%)
         Ackermans & van Haaren NV.    118,073   10,045,836            0.4%
         Other Securities..........              78,230,973            3.0%
                                               ------------           -----
     TOTAL BELGIUM.................              88,276,809            3.4%
                                               ------------           -----
     DENMARK -- (3.7%)
         GN Store Nord A.S.........    812,990   14,869,013            0.6%
     *   Jyske Bank A.S............    252,239    9,827,073            0.4%
     *   Topdanmark A.S............    533,860   13,704,522            0.5%
         Other Securities..........              79,982,686            3.1%
                                               ------------           -----
     TOTAL DENMARK.................             118,383,294            4.6%
                                               ------------           -----
     FINLAND -- (5.5%)
         Amer Sports Oyj...........    509,189    8,675,633            0.3%
     #   Elisa Oyj.................    517,952    9,824,490            0.4%
     #   Konecranes Oyj............    245,559    8,930,350            0.4%
     #   Orion Oyj Class B.........    384,369   11,045,908            0.4%
     #   Outotec Oyj...............    697,608   10,205,942            0.4%
         YIT Oyj...................    483,134    9,146,360            0.4%
         Other Securities..........             116,544,243            4.4%
                                               ------------           -----
     TOTAL FINLAND.................             174,372,926            6.7%
                                               ------------           -----
     FRANCE -- (8.9%)
     #*  Alcatel-Lucent............ 11,358,071   15,642,960            0.6%
     #   Neopost SA................    156,473   10,314,370            0.4%
         Rubis SCA.................    135,632    8,722,338            0.3%
         Teleperformance...........    256,661   11,287,556            0.4%
         Other Securities..........             233,117,327            9.0%
                                               ------------           -----
     TOTAL FRANCE..................             279,084,551           10.7%
                                               ------------           -----
     GERMANY -- (12.0%)
     *   Aareal Bank AG............    423,110   10,197,280            0.4%
         Aurubis AG................    153,470    9,681,970            0.4%
         Deutsche Wohnen AG........    700,454   12,352,943            0.5%
     #   Freenet AG................    416,629   10,387,704            0.4%
         Rhoen Klinikum AG.........    449,257    9,591,339            0.4%
     #   Software AG...............    286,671   10,046,537            0.4%
         Stada Arzneimittel AG.....    256,735   10,411,937            0.4%
         Symrise AG................    217,690    9,304,894            0.4%
         Other Securities..........             294,886,731           11.2%
                                               ------------           -----
     TOTAL GERMANY.................             376,861,335           14.5%
                                               ------------           -----
     GREECE -- (1.8%)
         Other Securities..........              57,606,670            2.2%
                                               ------------           -----
     IRELAND -- (2.6%)
         DCC P.L.C.................    308,989   11,304,049            0.4%
         Dragon Oil P.L.C..........    967,071    9,394,702            0.4%
         Glanbia P.L.C.............    700,613    9,380,303            0.4%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                               Percentage
                                                   Shares        Value++     of Net Assets**
                                                   ------        -------     ---------------
IRELAND -- (Continued)
    Paddy Power P.L.C...........................     180,573 $    15,178,816            0.6%
    Other Securities............................                  35,461,509            1.3%
                                                             ---------------           -----
TOTAL IRELAND...................................                  80,719,379            3.1%
                                                             ---------------           -----
ISRAEL -- (2.5%)
    Other Securities............................                  80,180,475            3.1%
                                                             ---------------           -----
ITALY -- (7.1%)
    Banca Popolare dell'Emilia Romagna S.c.r.l..   1,388,798      11,778,122            0.5%
#*  Banca Popolare di Milano Scarl..............  13,261,458       8,880,634            0.3%
*   Banco Popolare..............................   6,663,294       9,625,574            0.4%
#*  Finmeccanica SpA............................   1,768,900       9,214,349            0.4%
    Other Securities............................                 182,935,403            7.0%
                                                             ---------------           -----
TOTAL ITALY.....................................                 222,434,082            8.6%
                                                             ---------------           -----
NETHERLANDS -- (4.6%)
    Aalberts Industries NV......................     471,042      10,571,607            0.4%
    Delta Lloyd NV..............................     761,184      14,636,283            0.6%
    Nutreco NV..................................     179,628      17,080,181            0.6%
#*  SBM Offshore NV.............................     932,130      14,957,435            0.6%
    Other Securities............................                  89,225,162            3.4%
                                                             ---------------           -----
TOTAL NETHERLANDS...............................                 146,470,668            5.6%
                                                             ---------------           -----
NORWAY -- (3.0%)
    Other Securities............................                  95,158,720            3.7%
                                                             ---------------           -----
POLAND -- (0.0%)
    Other Securities............................                      68,329            0.0%
                                                             ---------------           -----
PORTUGAL -- (1.1%)
    Other Securities............................                  34,486,746            1.3%
                                                             ---------------           -----
RUSSIA -- (0.1%)
    Other Securities............................                   1,724,655            0.1%
                                                             ---------------           -----
SPAIN -- (4.3%)
#   Bolsas y Mercados Espanoles SA..............     322,643       8,757,294            0.3%
    Viscofan SA.................................     213,526      11,095,865            0.4%
    Other Securities............................                 114,297,497            4.5%
                                                             ---------------           -----
TOTAL SPAIN.....................................                 134,150,656            5.2%
                                                             ---------------           -----
SWEDEN -- (8.8%)
    Castellum AB................................     739,664      11,075,385            0.4%
#   Husqvarna AB Class B........................   1,691,304       9,786,174            0.4%
    Meda AB Class A.............................     857,997      10,270,604            0.4%
    NCC AB Class B..............................     364,909       8,682,687            0.3%
    Securitas AB Class B........................   1,155,760      11,373,136            0.4%
#   Trelleborg AB Class B.......................     999,202      14,877,291            0.6%
    Other Securities............................                 211,846,031            8.2%
                                                             ---------------           -----
TOTAL SWEDEN....................................                 277,911,308           10.7%
                                                             ---------------           -----
SWITZERLAND -- (10.9%)
    Clariant AG.................................   1,135,163      16,608,004            0.6%
*   Dufry AG....................................      77,241      10,290,310            0.4%
#   Galenica AG.................................      18,828      12,362,581            0.5%
    GAM Holding AG..............................     786,581      13,910,626            0.5%
    Helvetia Holding AG.........................      25,236      10,587,385            0.4%
    Lonza Group AG..............................     239,181      16,666,614            0.6%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                                                  Percentage
                                                                       Shares       Value++     of Net Assets**
                                                                       ------       -------     ---------------
SWITZERLAND -- (Continued)
      PSP Swiss Property AG..........................................    148,327 $   13,924,435            0.5%
      Swiss Life Holding AG..........................................     83,792     13,274,654            0.5%
      Other Securities...............................................               236,903,412            9.3%
                                                                                 --------------          ------
TOTAL SWITZERLAND....................................................               344,528,021           13.3%
                                                                                 --------------          ------
TOTAL COMMON STOCKS..................................................             2,577,360,462           99.3%
                                                                                 --------------          ------
RIGHTS/WARRANTS -- (0.0%)
BELGIUM -- (0.0%)
      Other Securities...............................................                        --            0.0%
                                                                                 --------------          ------
ISRAEL -- (0.0%)
      Other Securities...............................................                    33,329            0.0%
                                                                                 --------------          ------
ITALY -- (0.0%)
      Other Securities...............................................                     2,055            0.0%
                                                                                 --------------          ------
NORWAY -- (0.0%)
      Other Securities...............................................                    12,944            0.0%
                                                                                 --------------          ------
SPAIN -- (0.0%)
      Other Securities...............................................                   118,075            0.0%
                                                                                 --------------          ------
SWITZERLAND -- (0.0%)
      Other Securities...............................................                   186,637            0.0%
                                                                                 --------------          ------
TOTAL RIGHTS/WARRANTS................................................                   353,040            0.0%
                                                                                 --------------          ------

                                                                       Shares/
                                                                        Face
                                                                       Amount       Value+
                                                                       -------      ------
                                                                        (000)
SECURITIES LENDING COLLATERAL -- (18.2%)
(S)@  DFA Short Term Investment Fund................................. 49,351,772    571,000,000           22.0%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $461,503 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $471,675) to be repurchased at
       $462,428......................................................       $462        462,426            0.0%
                                                                                 --------------          ------
TOTAL SECURITIES LENDING COLLATERAL..................................               571,462,426           22.0%
                                                                                 --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,903,078,568)...............................................            $3,149,175,928          121.3%
                                                                                 ==============          ======

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                Level 1      Level 2     Level 3     Total
                               ---------- -------------- ------- --------------
Common Stocks
  Austria..................... $  125,690 $   64,816,148   --    $   64,941,838
  Belgium.....................         --     88,276,809   --        88,276,809
  Denmark.....................     65,207    118,318,087   --       118,383,294
  Finland.....................         --    174,372,926   --       174,372,926
  France......................    214,884    278,869,667   --       279,084,551
  Germany.....................    290,049    376,571,286   --       376,861,335
  Greece......................    245,504     57,361,166   --        57,606,670
  Ireland.....................     33,319     80,686,060   --        80,719,379
  Israel......................    904,556     79,275,919   --        80,180,475
  Italy.......................         --    222,434,082   --       222,434,082
  Netherlands.................         --    146,470,668   --       146,470,668
  Norway......................     49,225     95,109,495   --        95,158,720
  Poland......................     68,329             --   --            68,329
  Portugal....................     26,748     34,459,998   --        34,486,746
  Russia......................         --      1,724,655   --         1,724,655
  Spain.......................  2,584,189    131,566,467   --       134,150,656
  Sweden......................  1,224,773    276,686,535   --       277,911,308
  Switzerland.................  1,425,528    343,102,493   --       344,528,021
Rights/Warrants
  Belgium.....................         --             --   --                --
  Israel......................         --         33,329   --            33,329
  Italy.......................         --          2,055   --             2,055
  Norway......................         --         12,944   --            12,944
  Spain.......................         --        118,075   --           118,075
  Switzerland.................         --        186,637   --           186,637
Securities Lending Collateral.         --    571,462,426   --       571,462,426
                               ---------- --------------   --    --------------
TOTAL......................... $7,258,001 $3,141,917,927   --    $3,149,175,928
                               ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE CANADIAN SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                   Percentage
                                           Shares     Value++    of Net Assets**
                                           ------     -------    ---------------
COMMON STOCKS -- (75.9%)
Consumer Discretionary -- (7.7%)
#   Cineplex, Inc........................   266,359 $  9,052,690            1.4%
#   Corus Entertainment, Inc. Class B....   348,300    8,553,221            1.3%
    Dorel Industries, Inc. Class B.......   116,400    5,025,957            0.8%
#*  Imax Corp............................   260,537    6,659,217            1.0%
    Linamar Corp.........................   217,980    5,160,378            0.8%
#   RONA, Inc............................   677,175    7,057,757            1.1%
    Other Securities.....................             26,299,100            3.8%
                                                    ------------           -----
Total Consumer Discretionary.............             67,808,320           10.2%
                                                    ------------           -----
Consumer Staples -- (3.3%)
    Cott Corp............................   473,596    5,203,938            0.8%
    Maple Leaf Foods, Inc................   433,719    5,734,416            0.9%
    North West Co., Inc. (The)...........   203,911    5,145,087            0.8%
    Other Securities.....................             12,550,956            1.8%
                                                    ------------           -----
Total Consumer Staples...................             28,634,397            4.3%
                                                    ------------           -----
Energy -- (18.7%)
*   Advantage Oil & Gas, Ltd............. 1,098,231    4,349,538            0.7%
#   Enbridge Income Fund Holdings, Inc...   203,490    5,009,233            0.8%
*   Gran Tierra Energy, Inc.............. 1,176,900    6,541,903            1.0%
#   Mullen Group, Ltd....................   393,639    8,541,316            1.3%
#   Parkland Fuel Corp...................   302,007    4,991,232            0.7%
#   Pason Systems, Inc...................   285,137    4,882,241            0.7%
#   PetroBakken Energy, Ltd..............   705,505    6,022,478            0.9%
    Secure Energy Services, Inc..........   437,854    5,645,663            0.8%
#   Trican Well Service, Ltd.............   643,185    8,401,722            1.3%
#   Whitecap Resources, Inc..............   553,803    5,683,977            0.9%
    Other Securities.....................            103,790,743           15.4%
                                                    ------------           -----
Total Energy.............................            163,860,046           24.5%
                                                    ------------           -----
Financials -- (6.3%)
#   Canadian Western Bank................   271,572    7,671,784            1.2%
#   Davis + Henderson Corp...............   263,098    6,147,528            0.9%
#*  FirstService Corp....................   135,548    4,484,406            0.7%
    Home Capital Group, Inc..............   120,600    6,919,132            1.0%
    Laurentian Bank of Canada............   127,182    5,581,137            0.8%
    Other Securities.....................             24,297,778            3.6%
                                                    ------------           -----
Total Financials.........................             55,101,765            8.2%
                                                    ------------           -----
Health Care -- (1.9%)
    Other Securities.....................             16,661,058            2.5%
                                                    ------------           -----
Industrials -- (9.4%)
*   ATS Automation Tooling Systems, Inc..   423,220    4,272,319            0.6%
    Genivar, Inc.........................   166,032    4,120,105            0.6%
#   Ritchie Bros Auctioneers, Inc........   244,637    4,953,690            0.7%
#   Russel Metals, Inc...................   277,136    7,496,110            1.1%
    Stantec, Inc.........................   200,461    8,571,998            1.3%
#   Transcontinental, Inc. Class A.......   305,702    3,935,634            0.6%
    TransForce, Inc......................   337,726    6,664,343            1.0%
    Other Securities.....................             42,575,993            6.5%
                                                    ------------           -----
Total Industrials........................             82,590,192           12.4%
                                                    ------------           -----

THE CANADIAN SMALL COMPANY SERIES
CONTINUED


                                                                                                   Percentage
                                                                          Shares      Value++    of Net Assets**
                                                                          ------      -------    ---------------
Information Technology -- (4.1%)
*     Celestica, Inc...................................................     874,907 $  7,555,403            1.1%
      MacDonald Dettwiler & Associates, Ltd............................      85,470    6,173,658            0.9%
      Other Securities.................................................               21,901,527            3.3%
                                                                                    ------------          ------
Total Information Technology...........................................               35,630,588            5.3%
                                                                                    ------------          ------
Materials -- (19.7%)
#     Alamos Gold, Inc.................................................     470,720    6,574,054            1.0%
#     AuRico Gold, Inc.................................................   1,179,127    6,062,711            0.9%
*     B2Gold Corp......................................................   1,670,450    4,194,986            0.6%
#     Canexus Corp.....................................................     434,301    4,065,173            0.6%
*     Canfor Corp......................................................     411,155    8,586,730            1.3%
      CCL Industries, Inc. Class B.....................................     111,467    6,966,065            1.0%
*     Dominion Diamond Corp............................................     350,441    5,555,157            0.8%
#*    First Majestic Silver Corp.......................................     431,070    5,314,301            0.8%
      HudBay Minerals, Inc.............................................     804,774    6,390,582            1.0%
*     Norbord, Inc.....................................................     117,968    3,934,413            0.6%
      Sherritt International Corp......................................   1,571,926    7,349,021            1.1%
      West Fraser Timber Co., Ltd......................................     126,174   11,016,194            1.7%
      Other Securities.................................................               96,483,924           14.4%
                                                                                    ------------          ------
Total Materials........................................................              172,493,311           25.8%
                                                                                    ------------          ------
Real Estate Investment Trusts -- (0.4%)
#     Granite REIT.....................................................      99,246    3,935,554            0.6%
                                                                                    ------------          ------
Telecommunication Services -- (0.2%)
      Other Securities.................................................                1,943,926            0.3%
                                                                                    ------------          ------
Utilities -- (4.2%)
#     Algonquin Power & Utilities Corp.................................     747,582    5,906,747            0.9%
      Capital Power Corp...............................................     320,785    7,008,266            1.1%
#     Northland Power, Inc.............................................     250,207    4,855,374            0.7%
#     Superior Plus Corp...............................................     565,997    7,303,550            1.1%
      Other Securities.................................................               12,144,136            1.8%
                                                                                    ------------          ------
Total Utilities........................................................               37,218,073            5.6%
                                                                                    ------------          ------
TOTAL COMMON STOCKS....................................................              665,877,230           99.7%
                                                                                    ------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.................................................                   12,594            0.0%
                                                                                    ------------          ------

                                                                          Shares/
                                                                           Face
                                                                          Amount      Value+
                                                                          -------     ------
                                                                           (000)
SECURITIES LENDING COLLATERAL -- (24.1%)
(S)@  DFA Short Term Investment Fund...................................  18,236,819  211,000,000           31.6%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $20,857 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $21,317) to be repurchased at $20,899................. $        21       20,899            0.0%
                                                                                    ------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................              211,020,899           31.6%
                                                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $996,687,411)................................................               $876,910,723          131.3%
                                                                                    ============          ======

THE CANADIAN SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                 ----------------------------------------------
                                   Level 1      Level 2    Level 3    Total
                                 ------------ ------------ ------- ------------
Common Stocks
  Consumer Discretionary........ $ 67,808,320           --   --    $ 67,808,320
  Consumer Staples..............   28,634,397           --   --      28,634,397
  Energy........................  163,815,564 $     44,482   --     163,860,046
  Financials....................   55,101,765           --   --      55,101,765
  Health Care...................   16,661,058           --   --      16,661,058
  Industrials...................   82,590,192           --   --      82,590,192
  Information Technology........   35,630,588           --   --      35,630,588
  Materials.....................  172,493,283           28   --     172,493,311
  Real Estate Investment Trusts.    3,935,554           --   --       3,935,554
  Telecommunication Services....    1,943,926           --   --       1,943,926
  Utilities.....................   37,218,073           --   --      37,218,073
Rights/Warrants.................           --       12,594   --          12,594
Securities Lending Collateral...           --  211,020,899   --     211,020,899
                                 ------------ ------------   --    ------------
TOTAL........................... $665,832,720 $211,078,003   --    $876,910,723
                                 ============ ============   ==    ============


                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                                   Percentage
                                                           Shares     Value++    of Net Assets**
                                                           ------     -------    ---------------
COMMON STOCKS -- (89.1%)
ARGENTINA -- (0.0%)
    Other Securities....................................            $         --            0.0%
                                                                    ------------           -----

BRAZIL -- (8.3%)
    BM&FBovespa SA......................................  1,706,408   11,829,503            0.4%
#   BRF SA ADR..........................................    564,360   14,013,059            0.4%
#   Cia de Bebidas das Americas ADR.....................    622,039   26,138,079            0.8%
#   Petroleo Brasileiro SA ADR..........................  1,246,739   23,875,052            0.7%
    Petroleo Brasileiro SA Sponsored ADR................  1,722,575   34,399,823            1.1%
#   Vale SA Sponsored ADR...............................  1,249,020   21,345,752            0.7%
    Other Securities....................................             156,228,087            4.8%
                                                                    ------------           -----
TOTAL BRAZIL............................................             287,829,355            8.9%
                                                                    ------------           -----

CHILE -- (1.9%)
    Other Securities....................................              66,458,093            2.0%
                                                                    ------------           -----

CHINA -- (13.8%)
    Bank of China, Ltd. Class H......................... 56,613,100   26,525,169            0.8%
    China Construction Bank Corp. Class H............... 54,255,590   45,537,284            1.4%
#   China Life Insurance Co., Ltd. ADR..................    329,354   13,727,475            0.4%
#   China Mobile, Ltd. Sponsored ADR....................    797,691   44,064,451            1.4%
#   China Petroleum & Chemical Corp. ADR................    106,449   11,769,001            0.4%
    CNOOC, Ltd. ADR.....................................    107,285   20,098,772            0.6%
    Industrial & Commercial Bank of China, Ltd. Class H. 48,967,185   34,517,198            1.1%
    PetroChina Co., Ltd. ADR............................    145,110   18,553,765            0.6%
    Tencent Holdings, Ltd...............................    689,200   23,758,321            0.7%
    Other Securities....................................             241,004,490            7.4%
                                                                    ------------           -----
TOTAL CHINA.............................................             479,555,926           14.8%
                                                                    ------------           -----

COLOMBIA -- (0.6%)
    Other Securities....................................              22,560,723            0.7%
                                                                    ------------           -----

CZECH REPUBLIC -- (0.3%)
    Other Securities....................................              10,817,588            0.3%
                                                                    ------------           -----

EGYPT -- (0.1%)
    Other Securities....................................               2,439,947            0.1%
                                                                    ------------           -----

HUNGARY -- (0.3%)
    Other Securities....................................              11,031,169            0.3%
                                                                    ------------           -----

INDIA -- (7.3%)
    HDFC Bank, Ltd......................................  1,348,212   17,113,603            0.5%
    ITC, Ltd............................................  1,926,179   11,723,330            0.4%
    Reliance Industries, Ltd............................  1,432,266   20,926,146            0.7%
    Other Securities....................................             202,366,499            6.2%
                                                                    ------------           -----
TOTAL INDIA.............................................             252,129,578            7.8%
                                                                    ------------           -----

INDONESIA -- (3.4%)
    Astra International Tbk PT.......................... 17,653,110   13,357,167            0.4%
    Bank Central Asia Tbk PT............................ 10,755,500   11,904,930            0.4%
    Other Securities....................................              91,935,453            2.8%
                                                                    ------------           -----
TOTAL INDONESIA.........................................             117,197,550            3.6%
                                                                    ------------           -----

THE EMERGING MARKETS SERIES
CONTINUED

                                                                          Percentage
                                                  Shares     Value++    of Net Assets**
                                                  ------     -------    ---------------
MALAYSIA -- (3.8%)
    CIMB Group Holdings Bhd....................  4,317,654 $ 10,991,673            0.3%
    Malayan Banking Bhd........................  3,948,467   12,491,220            0.4%
    Other Securities...........................             106,879,878            3.3%
                                                           ------------           -----
TOTAL MALAYSIA.................................             130,362,771            4.0%
                                                           ------------           -----

MEXICO -- (5.8%)
#   America Movil S.A.B. de C.V. Series L...... 30,952,095   33,163,960            1.0%
#*  Cemex S.A.B. de C.V. Sponsored ADR.........  1,189,806   13,385,315            0.4%
    Fomento Economico Mexicano S.A.B. de C.V...  1,793,669   20,341,140            0.6%
    Grupo Financiero Banorte S.A.B. de C.V.....  1,899,876   14,316,781            0.5%
    Grupo Mexico S.A.B. de C.V. Series B.......  3,579,616   12,850,569            0.4%
    Wal-Mart de Mexico S.A.B. de C.V. Series V.  4,498,650   14,271,431            0.4%
    Other Securities...........................              91,726,621            2.9%
                                                           ------------           -----
TOTAL MEXICO...................................             200,055,817            6.2%
                                                           ------------           -----

PERU -- (0.3%)
    Other Securities...........................              11,564,386            0.4%
                                                           ------------           -----

PHILIPPINES -- (1.4%)
    Other Securities...........................              48,983,992            1.5%
                                                           ------------           -----

POLAND -- (1.4%)
    Other Securities...........................              48,752,482            1.5%
                                                           ------------           -----

RUSSIA -- (4.0%)
    Gazprom OAO Sponsored ADR..................  4,589,920   36,553,949            1.1%
    Lukoil OAO Sponsored ADR...................    376,321   23,927,966            0.8%
*   Sberbank of Russia Sponsored ADR...........  2,075,152   26,783,406            0.8%
    Other Securities...........................              53,051,008            1.6%
                                                           ------------           -----
TOTAL RUSSIA...................................             140,316,329            4.3%
                                                           ------------           -----

SOUTH AFRICA -- (6.6%)
    MTN Group, Ltd.............................  1,575,988   28,440,253            0.9%
    Naspers, Ltd. Class N......................    326,129   21,854,757            0.7%
#   Sasol, Ltd. Sponsored ADR..................    536,546   23,296,827            0.7%
    Standard Bank Group, Ltd...................  1,027,873   12,853,018            0.4%
    Other Securities...........................             142,945,694            4.4%
                                                           ------------           -----
TOTAL SOUTH AFRICA.............................             229,390,549            7.1%
                                                           ------------           -----

SOUTH KOREA -- (13.4%)
    Hyundai Mobis..............................     59,213   13,463,202            0.4%
    Hyundai Motor Co...........................    138,348   25,121,651            0.8%
    Kia Motors Corp............................    243,530   12,147,541            0.4%
    POSCO......................................     50,240   14,440,334            0.4%
    Samsung Electronics Co., Ltd...............     67,106   92,808,886            2.9%
    Samsung Electronics Co., Ltd. GDR..........     49,372   34,194,144            1.1%
    Shinhan Financial Group Co., Ltd...........    311,456   10,787,931            0.3%
*   SK Hynix, Inc..............................    449,290   12,237,015            0.4%
    Other Securities...........................             250,005,137            7.7%
                                                           ------------           -----
TOTAL SOUTH KOREA..............................             465,205,841           14.4%
                                                           ------------           -----

TAIWAN -- (11.3%)
    Hon Hai Precision Industry Co., Ltd........  9,204,506   23,791,587            0.7%
#   MediaTek, Inc..............................    990,995   12,093,658            0.4%

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                                   Percentage
                                                                        Shares       Value++     of Net Assets**
                                                                        ------       -------     ---------------
TAIWAN -- (Continued)
      Taiwan Semiconductor Manufacturing Co., Ltd....................  21,315,808 $   79,112,153            2.5%
      Other Securities...............................................                276,933,114            8.5%
                                                                                  --------------          ------
TOTAL TAIWAN.........................................................                391,930,512           12.1%
                                                                                  --------------          ------

THAILAND -- (3.0%)
      Other Securities...............................................                102,810,136            3.2%
                                                                                  --------------          ------

TURKEY -- (2.1%)
      Turkiye Garanti Bankasi A.S....................................   2,049,990     11,342,423            0.4%
      Other Securities...............................................                 62,125,687            1.9%
                                                                                  --------------          ------
TOTAL TURKEY.........................................................                 73,468,110            2.3%
                                                                                  --------------          ------
TOTAL COMMON STOCKS..................................................              3,092,860,854           95.5%
                                                                                  --------------          ------

PREFERRED STOCKS -- (3.6%)
BRAZIL -- (3.5%)
      Banco Bradesco SA..............................................   1,859,495     30,567,932            1.0%
      Itau Unibanco Holding SA.......................................   1,841,700     30,882,936            1.0%
      Vale SA........................................................   1,412,691     22,940,562            0.7%
      Other Securities...............................................                 37,412,800            1.0%
                                                                                  --------------          ------
TOTAL BRAZIL.........................................................                121,804,230            3.7%
                                                                                  --------------          ------

CHILE -- (0.0%)
      Other Securities...............................................                     62,886            0.0%
                                                                                  --------------          ------

COLOMBIA -- (0.1%)
      Other Securities...............................................                  1,939,621            0.1%
                                                                                  --------------          ------
TOTAL PREFERRED STOCKS...............................................                123,806,737            3.8%
                                                                                  --------------          ------

                                                                        Shares/
                                                                         Face
                                                                        Amount       Value+
                                                                        -------      ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (7.3%)
(S)@  DFA Short Term Investment Fund.................................  21,953,328    254,000,000            7.9%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $672,232 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $687,049) to be repurchased at
       $673,580...................................................... $       674        673,577            0.0%
                                                                                  --------------          ------
TOTAL SECURITIES LENDING COLLATERAL..................................                254,673,577            7.9%
                                                                                  --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,273,277,183)............................................               $3,471,341,168          107.2%
                                                                                  ==============          ======

THE EMERGING MARKETS SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks
  Argentina...................             --             --   --                --
  Brazil...................... $  287,829,355             --   --    $  287,829,355
  Chile.......................     66,458,093             --   --        66,458,093
  China.......................    122,663,557 $  356,892,369   --       479,555,926
  Colombia....................     22,560,723             --   --        22,560,723
  Czech Republic..............             --     10,817,588   --        10,817,588
  Egypt.......................             --      2,439,947   --         2,439,947
  Hungary.....................             --     11,031,169   --        11,031,169
  India.......................     21,058,300    231,071,278   --       252,129,578
  Indonesia...................         54,580    117,142,970   --       117,197,550
  Malaysia....................             --    130,362,771   --       130,362,771
  Mexico......................    200,055,817             --   --       200,055,817
  Peru........................     11,564,386             --   --        11,564,386
  Philippines.................        131,952     48,852,040   --        48,983,992
  Poland......................             --     48,752,482   --        48,752,482
  Russia......................      5,504,158    134,812,171   --       140,316,329
  South Africa................     37,454,179    191,936,370   --       229,390,549
  South Korea.................     14,988,974    450,216,867   --       465,205,841
  Taiwan......................      9,963,049    381,967,463   --       391,930,512
  Thailand....................    102,810,136             --   --       102,810,136
  Turkey......................      1,153,350     72,314,760   --        73,468,110
Preferred Stocks
  Brazil......................    121,804,230             --   --       121,804,230
  Chile.......................         62,886             --   --            62,886
  Colombia....................      1,939,621             --   --         1,939,621
Securities Lending Collateral.             --    254,673,577   --       254,673,577
                               -------------- --------------   --    --------------
TOTAL......................... $1,028,057,346 $2,443,283,822   --    $3,471,341,168
                               ============== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                             Percentage
                                                     Shares     Value++    of Net Assets**
                                                     ------     -------    ---------------
COMMON STOCKS -- (90.0%)
ARGENTINA -- (0.0%)
    Other Securities..............................            $          1            0.0%
                                                              ------------           -----

BRAZIL -- (8.4%)
    All America Latina Logistica SA...............  1,682,200    8,508,741            0.2%
    Anhanguera Educacional Participacoes SA.......    793,245   14,277,022            0.4%
    Cia de Saneamento de Minas Gerais-COPASA......    400,821    9,235,461            0.2%
    Diagnosticos da America SA....................  1,452,841    8,002,153            0.2%
    EDP--Energias do Brasil SA....................  1,513,306    9,235,270            0.2%
    Equatorial Energia SA.........................    979,284   10,371,625            0.3%
    Estacio Participacoes SA......................    524,568   12,443,332            0.3%
    Kroton Educacional SA.........................    703,372    9,818,908            0.3%
    Mills Estruturas e Servicos de Engenharia SA..    472,126    7,758,842            0.2%
    MRV Engenharia e Participacoes SA.............  1,988,433    8,556,995            0.2%
    Odontoprev SA.................................  1,987,465    9,913,733            0.3%
    PDG Realty SA Empreendimentos e Participacoes.  7,343,053    8,294,539            0.2%
    Sul America SA................................  1,297,120    9,692,334            0.2%
    Totvs SA......................................    463,900    8,729,644            0.2%
    Other Securities..............................             227,488,321            5.7%
                                                              ------------           -----
TOTAL BRAZIL......................................             362,326,920            9.1%
                                                              ------------           -----

CHILE -- (1.3%)
    Parque Arauco SA..............................  3,043,041    7,869,455            0.2%
    Other Securities..............................              46,969,823            1.2%
                                                              ------------           -----
TOTAL CHILE.......................................              54,839,278            1.4%
                                                              ------------           -----

CHINA -- (13.6%)
    China Gas Holdings, Ltd.......................  9,067,500    8,924,482            0.2%
#   Geely Automobile Holdings, Ltd................ 17,610,000    8,899,704            0.2%
#   Shougang Fushan Resources Group, Ltd.......... 20,786,000    8,133,750            0.2%
    Sino Biopharmaceutical........................ 13,536,000    9,340,178            0.2%
#   Sino-Ocean Land Holdings, Ltd................. 12,290,091    8,113,188            0.2%
    Other Securities..............................             547,117,762           13.8%
                                                              ------------           -----
TOTAL CHINA.......................................             590,529,064           14.8%
                                                              ------------           -----

COLOMBIA -- (0.0%)
    Other Securities..............................                 685,689            0.0%
                                                              ------------           -----

HONG KONG -- (0.0%)
    Other Securities..............................                 119,010            0.0%
                                                              ------------           -----

HUNGARY -- (0.1%)
    Other Securities..............................               2,041,100            0.1%
                                                              ------------           -----

INDIA -- (7.7%)
    Other Securities..............................             333,723,996            8.4%
                                                              ------------           -----

INDONESIA -- (4.7%)
    Alam Sutera Realty Tbk PT..................... 78,688,000    8,513,247            0.2%
    Ciputra Development Tbk PT.................... 58,522,080    8,298,065            0.2%
    Mayora Indah Tbk PT...........................  3,432,500   10,620,437            0.3%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                       Percentage
                                                               Shares     Value++    of Net Assets**
                                                               ------     -------    ---------------
INDONESIA -- (Continued)
    Summarecon Agung Tbk PT................................. 33,746,532 $  9,036,342            0.2%
    Other Securities........................................             168,486,582            4.2%
                                                                        ------------            ----
TOTAL INDONESIA.............................................             204,954,673            5.1%
                                                                        ------------            ----

ISRAEL -- (0.0%)
    Other Securities........................................                 339,568            0.0%
                                                                        ------------            ----

MACEDONIA -- (0.0%)
    Other Securities........................................                      --            0.0%
                                                                        ------------            ----

MALAYSIA -- (4.5%)
    Bursa Malaysia Bhd......................................  3,459,000    8,133,872            0.2%
    Other Securities........................................             185,261,929            4.7%
                                                                        ------------            ----
TOTAL MALAYSIA..............................................             193,395,801            4.9%
                                                                        ------------            ----

MEXICO -- (3.3%)
*   Alsea S.A.B. de C.V.....................................  2,790,399    8,479,919            0.2%
    Arca Continental S.A.B. de C.V..........................  1,167,783    9,556,888            0.2%
#*  Genomma Lab Internacional S.A.B. de C.V. Class B........  5,094,797   11,001,670            0.3%
*   Gruma S.A.B. de C.V. Class B............................  1,548,765    7,690,062            0.2%
#*  Industrias CH S.A.B. de C.V. Series B...................  1,217,718    9,810,100            0.3%
#*  Promotora y Operadora de Infraestructura S.A.B. de C.V..  1,385,468   12,360,735            0.3%
    Other Securities........................................              84,403,826            2.1%
                                                                        ------------            ----
TOTAL MEXICO................................................             143,303,200            3.6%
                                                                        ------------            ----

PHILIPPINES -- (1.7%)
    Other Securities........................................              75,301,883            1.9%
                                                                        ------------            ----

POLAND -- (1.5%)
    Lubelski Wegiel Bogdanka SA.............................    223,114    8,292,032            0.2%
    Other Securities........................................              58,487,991            1.5%
                                                                        ------------            ----
TOTAL POLAND................................................              66,780,023            1.7%
                                                                        ------------            ----

SOUTH AFRICA -- (7.0%)
    Aveng, Ltd..............................................  2,442,089    8,029,548            0.2%
    AVI, Ltd................................................  1,906,582   11,470,062            0.3%
    Barloworld, Ltd.........................................    944,679    9,902,712            0.3%
    Clicks Group, Ltd.......................................  1,911,109   12,190,178            0.3%
    Coronation Fund Managers, Ltd...........................  1,600,756    9,584,326            0.2%
*   Murray & Roberts Holdings, Ltd..........................  3,176,473    7,784,333            0.2%
    Nampak, Ltd.............................................  3,859,288   14,189,995            0.4%
    PPC, Ltd................................................  3,063,900   11,213,817            0.3%
    Resilient Property Income Fund, Ltd.....................  1,225,038    8,098,156            0.2%
    Reunert, Ltd............................................  1,055,952    9,191,126            0.2%
*   Sappi, Ltd..............................................  3,763,365   11,311,683            0.3%
    Spar Group, Ltd. (The)..................................    780,271   10,303,650            0.3%
    Tongaat Hulett, Ltd.....................................    732,582   10,645,232            0.3%
    Other Securities........................................             169,112,785            4.1%
                                                                        ------------            ----
TOTAL SOUTH AFRICA..........................................             303,027,603            7.6%
                                                                        ------------            ----

SOUTH KOREA -- (14.1%)
    DGB Financial Group, Inc................................    669,413    9,371,728            0.3%
#   Hotel Shilla Co., Ltd...................................    161,958    8,571,748            0.2%
    Macquarie Korea Infrastructure Fund.....................  1,468,851    9,310,581            0.3%

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                 Percentage
                                       Shares      Value++     of Net Assets**
                                       ------      -------     ---------------
         SOUTH KOREA -- (Continued)
                 Yuhan Corp..........    41,755 $    7,957,729            0.2%
                 Other Securities....              573,533,640           14.3%
                                                --------------           -----
         TOTAL SOUTH KOREA...........              608,745,426           15.3%
                                                --------------           -----

         TAIWAN -- (13.8%)
                 Other Securities....              596,134,287           15.0%
                                                --------------           -----

         THAILAND -- (5.0%)
                 Other Securities....              216,234,036            5.4%
                                                --------------           -----

         TURKEY -- (3.3%)
                 Other Securities....              140,872,227            3.5%
                                                --------------           -----
         TOTAL COMMON STOCKS.........            3,893,353,785           97.8%
                                                --------------           -----

         PREFERRED STOCKS -- (1.6%)
         BRAZIL -- (1.6%)
                 Marcopolo SA........ 1,319,600      8,778,646            0.2%
                 Other Securities....               58,327,463            1.5%
                                                --------------           -----
         TOTAL BRAZIL................               67,106,109            1.7%
                                                --------------           -----

         CHILE -- (0.0%)
                 Other Securities....                   25,564            0.0%
                                                --------------           -----

         COLOMBIA -- (0.0%)
                 Other Securities....                   80,301            0.0%
                                                --------------           -----

         HONG KONG -- (0.0%)
                 Other Securities....                  949,193            0.0%
                                                --------------           -----

         MALAYSIA -- (0.0%)
                 Other Securities....                   18,806            0.0%
                                                --------------           -----
         TOTAL PREFERRED STOCKS......               68,179,973            1.7%
                                                --------------           -----

         RIGHTS/WARRANTS -- (0.0%)
         CHINA -- (0.0%)
                 Other Securities....                  444,778            0.0%
                                                --------------           -----

         MALAYSIA -- (0.0%)
                 Other Securities....                   63,284            0.0%
                                                --------------           -----

         POLAND -- (0.0%)
                 Other Securities....                       --            0.0%
                                                --------------           -----

         SOUTH KOREA -- (0.0%)
                 Other Securities....                  106,626            0.0%
                                                --------------           -----

         THAILAND -- (0.0%)
                 Other Securities....                  784,764            0.0%
                                                --------------           -----
         TOTAL RIGHTS/WARRANTS.......                1,399,452            0.0%
                                                --------------           -----


THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        Shares/
                                                                         Face
                                                                        Amount        Value+       Percentage
                                                                        -------       ------     of Net Assets**
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (8.4%)
(S)@  DFA Short Term Investment Fund.................................  31,460,674 $  364,000,000            9.2%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $743,925 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $760,322) to be repurchased at
       $745,417...................................................... $       745        745,414            0.0%
                                                                                  --------------          ------
TOTAL SECURITIES LENDING COLLATERAL..................................                364,745,414            9.2%
                                                                                  --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,681,070,667)............................................               $4,327,678,624          108.7%
                                                                                  ==============          ======

Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Argentina................... $          1             --   --    $            1
  Brazil......................  362,326,920             --   --       362,326,920
  Chile.......................   54,839,278             --   --        54,839,278
  China.......................      498,628 $  590,030,436   --       590,529,064
  Colombia....................      685,689             --   --           685,689
  Hong Kong...................           --        119,010   --           119,010
  Hungary.....................           --      2,041,100   --         2,041,100
  India.......................      924,778    332,799,218   --       333,723,996
  Indonesia...................    1,923,912    203,030,761   --       204,954,673
  Israel......................           --        339,568   --           339,568
  Macedonia...................           --             --   --                --
  Malaysia....................           --    193,395,801   --       193,395,801
  Mexico......................  143,303,200             --   --       143,303,200
  Philippines.................       25,044     75,276,839   --        75,301,883
  Poland......................      163,265     66,616,758   --        66,780,023
  South Africa................       14,344    303,013,259   --       303,027,603
  South Korea.................    2,789,210    605,956,216   --       608,745,426
  Taiwan......................           --    596,134,287   --       596,134,287
  Thailand....................  216,134,381         99,655   --       216,234,036
  Turkey......................           --    140,872,227   --       140,872,227
Preferred Stocks
  Brazil......................   67,106,109             --   --        67,106,109
  Chile.......................       25,564             --   --            25,564
  Colombia....................       80,301             --   --            80,301
  Hong Kong...................      949,193             --   --           949,193
  Malaysia....................           --         18,806   --            18,806
Rights/Warrants
  China.......................           --        444,778   --           444,778
  Malaysia....................           --         63,284   --            63,284
  Poland......................           --             --   --                --
  South Korea.................           --        106,626   --           106,626
  Thailand....................           --        784,764   --           784,764
Securities Lending Collateral.           --    364,745,414   --       364,745,414
                               ------------ --------------   --    --------------
TOTAL......................... $851,789,817 $3,475,888,807   --    $4,327,678,624
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                          The Japanese   The Asia
                                                             The U.S. Large    The DFA       Small     Pacific Small
                                                               Cap Value    International   Company       Company
                                                                 Series     Value Series*    Series       Series
                                                             -------------- ------------- ------------ -------------
ASSETS:
Investments at Value (including $460,504, $1,079,372,
 $314,372 and $261,924 of securities on loan,
 respectively)..............................................  $12,837,620    $8,090,741    $2,210,067   $1,134,984
Temporary Cash Investments at Value & Cost..................       37,140            --            --           --
Collateral Received from Securities on Loan at Value & Cost.           --            30           156          227
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................      465,392     1,074,000       332,000      283,000
Foreign Currencies at Value.................................           --        17,594         2,254        2,983
Cash........................................................           --         5,476           338        7,537
Receivables:
  Investment Securities Sold................................       39,390         7,780         6,037          520
  Dividends, Interest and Tax Reclaims......................       10,844        34,835        20,683        1,763
  Securities Lending Income.................................          170         3,404           237          321
Unrealized Gain on Foreign Currency Contracts...............           --             3            --            1
Prepaid Expenses and Other Assets...........................           20            11             2            2
                                                              -----------    ----------    ----------   ----------
     Total Assets...........................................   13,390,576     9,233,874     2,571,774    1,431,338
                                                              -----------    ----------    ----------   ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................      465,392     1,074,030       332,156      283,227
  Investment Securities Purchased...........................       65,772         2,569         1,514        4,976
  Due to Advisor............................................        1,036         1,281           174           92
Accrued Expenses and Other Liabilities......................          511           508           148          119
                                                              -----------    ----------    ----------   ----------
     Total Liabilities......................................      532,711     1,078,388       333,992      288,414
                                                              -----------    ----------    ----------   ----------
NET ASSETS..................................................  $12,857,865    $8,155,486    $2,237,782   $1,142,924
                                                              ===========    ==========    ==========   ==========
Investments at Cost.........................................  $ 8,647,517    $6,939,413    $2,014,168   $1,010,055
                                                              ===========    ==========    ==========   ==========
Foreign Currencies at Cost..................................  $        --    $   17,474    $    2,260   $    2,963
                                                              ===========    ==========    ==========   ==========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                               The
                                              The United   Continental The Canadian
                                             Kingdom Small    Small       Small                     The Emerging
                                                Company      Company     Company     The Emerging   Markets Small
                                                Series       Series      Series*    Markets Series*  Cap Series*
                                             ------------- ----------- ------------ --------------- -------------
ASSETS:
Investments at Value (including $46,589,
 $542,176, $227,225, $291,960 and
 $417,976 of securities on loan,
 respectively)..............................  $1,652,236   $2,577,714    $665,890     $3,216,667     $3,962,933
Collateral Received from Securities on Loan
 at Value & Cost............................         331          462          21            674            745
Collateral from Securities on Loan Invested
 in Affiliate at Value & Cost...............      49,000      571,000     211,000        254,000        364,000
Foreign Currencies at Value.................       4,171       10,659         698          5,209         10,485
Cash........................................         128        1,208         479         10,713         10,908
Receivables:
  Investment Securities Sold................       3,437        3,596         258            423          3,292
  Dividends, Interest and Tax Reclaims......       9,564        8,890         560          7,169          7,434
  Securities Lending Income.................          29        1,314         269            250          1,436
Unrealized Gain on Foreign Currency
 Contracts..................................          --            5          --              2             --
Prepaid Expenses and Other Assets...........           2            2           1              6              7
                                              ----------   ----------    --------     ----------     ----------
     Total Assets...........................   1,718,898    3,174,850     879,176      3,495,113      4,361,240
                                              ----------   ----------    --------     ----------     ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........      49,331      571,462     211,021        254,674        364,745
  Investment Securities Purchased...........       3,009        7,094         130          3,026         12,421
  Due to Advisor............................         133          206          54            259            530
Unrealized Loss on Foreign Currency
 Contracts..................................          --           --          --             --              2
Accrued Expenses and Other Liabilities......          60          183          76            472            829
                                              ----------   ----------    --------     ----------     ----------
     Total Liabilities......................      52,533      578,945     211,281        258,431        378,527
                                              ----------   ----------    --------     ----------     ----------
NET ASSETS..................................  $1,666,365   $2,595,905    $667,895     $3,236,682     $3,982,713
                                              ==========   ==========    ========     ==========     ==========
Investments at Cost.........................  $1,213,792   $2,331,617    $785,666     $2,018,603     $3,316,325
                                              ==========   ==========    ========     ==========     ==========
Foreign Currencies at Cost..................  $    4,144   $   10,604    $    696     $    5,195     $   10,401
                                              ==========   ==========    ========     ==========     ==========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                              The Japanese   The Asia
                                                                     The U.S.      The DFA       Small     Pacific Small
                                                                    Large Cap   International   Company       Company
                                                                   Value Series Value Series     Series       Series
                                                                   ------------ ------------- ------------ -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $8,987, $2,064
   and $468, respectively)........................................  $  122,006    $121,813      $ 23,598     $ 15,820
  Interest........................................................          27           4            --            1
  Income from Securities Lending..................................       1,009       6,433         1,687        1,992
                                                                    ----------    --------      --------     --------
     Total Investment Income......................................     123,042     128,250        25,285       17,813
                                                                    ----------    --------      --------     --------
Expenses
  Investment Advisory Services Fees...............................       5,788       7,612           947          546
  Accounting & Transfer Agent Fees................................         464         316            85           55
  Custodian Fees..................................................          56         596           372          258
  Shareholders' Reports...........................................          22          15             4            2
  Directors'/Trustees' Fees & Expenses............................          46          32             7            4
  Professional Fees...............................................         181         108            23           13
  Other...........................................................          41          51            12            7
                                                                    ----------    --------      --------     --------
     Total Expenses...............................................       6,598       8,730         1,450          885
                                                                    ----------    --------      --------     --------
  Fees Paid Indirectly............................................          --         (10)           (5)          (2)
                                                                    ----------    --------      --------     --------
  Net Expenses....................................................       6,598       8,720         1,445          883
                                                                    ----------    --------      --------     --------
  Net Investment Income (Loss)....................................     116,444     119,530        23,840       16,930
                                                                    ----------    --------      --------     --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold....................................     469,207     125,856        42,871        7,336
    Foreign Currency Transactions*................................          --      (1,511)       (1,367)         167
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency....................   1,375,405     751,722       392,404       82,603
    Translation of Foreign Currency Denominated Amounts...........          --          80          (399)         (31)
                                                                    ----------    --------      --------     --------
  Net Realized and Unrealized Gain (Loss).........................   1,844,612     876,147       433,509       90,075
                                                                    ----------    --------      --------     --------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.......................................................  $1,961,056    $995,677      $457,349     $107,005
                                                                    ==========    ========      ========     ========

----------
* Net of foreign capital gain taxes withheld of $0, $3, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                    The United     The
                                                     Kingdom   Continental The Canadian              The Emerging
                                                      Small       Small       Small     The Emerging   Markets
                                                     Company     Company     Company      Markets     Small Cap
                                                      Series     Series       Series       Series       Series
                                                    ---------- ----------- ------------ ------------ ------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of
   $109, $3,973, $1,529, $3,717 and $3,007,
   respectively)...................................  $ 23,053   $ 28,183     $  9,200     $ 26,463     $ 26,180
  Interest.........................................        --         48           --           --           --
  Income from Securities Lending...................       190      4,986        1,609        1,948        8,556
                                                     --------   --------     --------     --------     --------
     Total Investment Income.......................    23,243     33,217       10,809       28,411       34,736
                                                     --------   --------     --------     --------     --------
Expenses
  Investment Advisory Services Fees................       780      1,225          342        1,555        3,591
  Accounting & Transfer Agent Fees.................        73        109           38          136          152
  Custodian Fees...................................        66        385          110          938        2,059
  Shareholders' Reports............................         3          5            1            6            6
  Directors'/Trustees' Fees & Expenses.............         6         10            3           13           12
  Professional Fees................................        18         31           10           57           89
  Other............................................        10         14            4           24           21
                                                     --------   --------     --------     --------     --------
     Total Expenses................................       956      1,779          508        2,729        5,930
                                                     --------   --------     --------     --------     --------
  Fees Paid Indirectly.............................        (1)        (1)          (2)         (15)         (23)
                                                     --------   --------     --------     --------     --------
  Net Expenses.....................................       955      1,778          506        2,714        5,907
                                                     --------   --------     --------     --------     --------
  Net Investment Income (Loss).....................    22,288     31,439       10,303       25,697       28,829
                                                     --------   --------     --------     --------     --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.....................    36,199     39,886        6,848       24,873       64,640
    Futures........................................        --         --           --           --          463
    Foreign Currency Transactions*.................       (19)      (114)         (47)          35         (797)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency......................................   162,873    298,093      (30,719)     132,313      329,068
    Translation of Foreign Currency Denominated
     Amounts.......................................       169         87            8           (2)          46
                                                     --------   --------     --------     --------     --------
  Net Realized and Unrealized Gain (Loss)..........   199,222    337,952      (23,910)     157,219      393,420
                                                     --------   --------     --------     --------     --------
Net Increase (Decrease) in Net Assets Resulting
 from Operations...................................  $221,510   $369,391     $(13,607)    $182,916     $422,249
                                                     ========   ========     ========     ========     ========

----------
* Net of foreign capital gain taxes withheld of $0, $9, $0, $0 and $1, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                           The U.S. Large Cap Value   The DFA International    The Japanese Small
                                                    Series                Value Series           Company Series
                                           ------------------------  ----------------------  ----------------------
                                           Six Months       Year     Six Months     Year     Six Months     Year
                                              Ended        Ended        Ended      Ended        Ended      Ended
                                            April 30,     Oct. 31,    April 30,   Oct. 31,    April 30,   Oct. 31,
                                              2013          2012        2013        2012        2013        2012
                                           -----------  -----------  ----------- ----------  ----------- ----------
                                           (Unaudited)               (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............ $   116,444  $   212,847  $  119,530  $  260,321  $   23,840  $   35,567
  Net Realized Gain (Loss) on:
    Investment Securities Sold............     469,207      408,690     125,856     133,256      42,871      15,297
    Futures...............................          --           --          --          --          --        (283)
    Foreign Currency Transactions*........          --           --      (1,511)     (1,249)     (1,367)        593
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................   1,375,405    1,049,282     751,722    (157,327)    392,404     (47,991)
    Translation of Foreign Currency
     Denominated Amounts..................          --           --          80        (266)       (399)        (76)
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................   1,961,056    1,670,819     995,677     234,735     457,349       3,107
                                           -----------  -----------  ----------  ----------  ----------  ----------
Transactions in Interest:
  Contributions...........................     577,674      505,769     277,763     699,069     180,383     385,924
  Withdrawals.............................    (270,017)    (922,543)   (356,203)   (651,462)    (86,681)   (205,115)
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest............     307,657     (416,774)    (78,440)     47,607      93,702     180,809
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................   2,268,713    1,254,045     917,237     282,342     551,051     183,916
Net Assets
  Beginning of Period.....................  10,589,152    9,335,107   7,238,249   6,955,907   1,686,731   1,502,815
                                           -----------  -----------  ----------  ----------  ----------  ----------
  End of Period........................... $12,857,865  $10,589,152  $8,155,486  $7,238,249  $2,237,782  $1,686,731
                                           ===========  ===========  ==========  ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $3, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                           The Asia Pacific Small  The United Kingdom Small  The Continental Small
                                               Company Series          Company Series           Company Series
                                           ----------------------  ----------------------   ----------------------
                                           Six Months     Year     Six Months      Year     Six Months     Year
                                              Ended      Ended        Ended       Ended        Ended      Ended
                                            April 30,   Oct. 31,    April 30,    Oct. 31,    April 30,   Oct. 31,
                                              2013        2012        2013         2012        2013        2012
                                           ----------- ----------  -----------  ----------  ----------- ----------
                                           (Unaudited)             (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............ $   16,930  $   39,082  $   22,288   $   41,958  $   31,439  $   62,863
  Net Realized Gain (Loss) on:
    Investment Securities Sold............      7,336      27,956      36,199      (16,423)     39,886      (4,064)
    Futures...............................         --        (140)         --          236          --          69
    Foreign Currency Transactions*........        167        (236)        (19)         339        (114)       (359)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................     82,603       3,183     162,873      247,250     298,093         694
    Translation of Foreign Currency
     Denominated Amounts..................        (31)        (94)        169          (35)         87        (285)
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................    107,005      69,751     221,510      273,325     369,391      58,918
                                           ----------  ----------  ----------   ----------  ----------  ----------
Transactions in Interest:
  Contributions...........................     91,761     161,440      13,691       92,609      42,912     260,944
  Withdrawals.............................    (59,702)   (134,065)    (33,674)     (34,941)    (61,577)    (76,446)
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest............     32,059      27,375     (19,983)      57,668     (18,665)    184,498
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................    139,064      97,126     201,527      330,993     350,726     243,416
Net Assets
  Beginning of Period.....................  1,003,860     906,734   1,464,838    1,133,845   2,245,179   2,001,763
                                           ----------  ----------  ----------   ----------  ----------  ----------
  End of Period........................... $1,142,924  $1,003,860  $1,666,365   $1,464,838  $2,595,905  $2,245,179
                                           ==========  ==========  ==========   ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $9 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                            The Canadian Small        The Emerging        The Emerging Markets
                                              Company Series         Markets Series         Small Cap Series
                                           --------------------  ----------------------  ----------------------
                                           Six Months    Year    Six Months     Year     Six Months     Year
                                              Ended     Ended       Ended      Ended        Ended      Ended
                                            April 30,  Oct. 31,   April 30,   Oct. 31,    April 30,   Oct. 31,
                                              2013       2012       2013        2012        2013        2012
                                           ----------- --------  ----------- ----------  ----------- ----------
                                           (Unaudited)           (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............  $ 10,303   $ 16,111  $   25,697  $   67,879  $   28,829  $   58,512
  Net Realized Gain (Loss) on:
    Investment Securities Sold............     6,848     26,982      24,873      34,169      64,640     106,663
    Futures...............................        --         --          --          --         463        (389)
    Foreign Currency Transactions*........       (47)       111          35        (571)       (797)     (1,553)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................   (30,719)   (63,323)    132,313      24,259     329,068       6,038
    Translation of Foreign Currency
     Denominated Amounts..................         8         (7)         (2)         20          46         (15)
                                            --------   --------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................   (13,607)   (20,126)    182,916     125,756     422,249     169,256
                                            --------   --------  ----------  ----------  ----------  ----------
Transactions in Interest:
  Contributions...........................    22,416     11,500     300,335     523,537     707,773   1,002,685
  Withdrawals.............................   (30,000)   (38,550)   (159,876)   (175,967)   (100,659)    (93,517)
                                            --------   --------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest............    (7,584)   (27,050)    140,459     347,570     607,114     909,168
                                            --------   --------  ----------  ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................   (21,191)   (47,176)    323,375     473,326   1,029,363   1,078,424
Net Assets
  Beginning of Period.....................   689,086    736,262   2,913,307   2,439,981   2,953,350   1,874,926
                                            --------   --------  ----------  ----------  ----------  ----------
  End of Period...........................  $667,895   $689,086  $3,236,682  $2,913,307  $3,982,713  $2,953,350
                                            ========   ========  ==========  ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $13, $1 and $87, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                              The U.S. Large Cap Value Series@
                               ----------------------------------------------------------------------------------------------
                                                                                                    Period
                                 Six Months        Year        Year        Year        Year        Dec. 1,          Year
                                    Ended         Ended       Ended       Ended       Ended        2007 to         Ended
                                  April 30,      Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,       Nov. 30,
                                    2013           2012        2011        2010        2009          2008           2007
                               ----------------------------------------------------------------------------------------------
                                 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Total Return..................       18.48%(C)       18.31%       5.69%      19.96%      11.90%     (36.53)%(C)       (0.32)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $12,857,865     $10,589,152  $9,335,107  $8,816,400  $7,508,400  $6,739,363      $10,159,322
Ratio of Expenses to Average
 Net Assets...................        0.11%(B)        0.12%       0.12%       0.12%       0.13%       0.11%(B)         0.11%
Ratio of Net Investment
 Income to Average Net Assets.        2.03%(B)        2.15%       1.79%       2.02%       2.42%       1.97%(B)         1.44%
Portfolio Turnover Rate.......           9%(C)          10%         14%         28%         29%         19%(C)            9%
-----------------------------------------------------------------------------------------------------------------------------

                                                           The DFA International Value Series@
                               -------------------------------------------------------------------------------------------
                                                                                                   Period
                                Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                   Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                 April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                   2013          2012         2011        2010        2009          2008          2007
                               -------------------------------------------------------------------------------------------
                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................      14.00%(C)       3.17%      (8.04)%      11.13%      35.41%     (47.87)%(C)      17.32%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $8,155,486     $7,238,249  $6,955,907   $6,919,633  $6,191,964  $4,700,337      $9,638,721
Ratio of Expenses to Average
 Net Assets...................       0.23%(B)       0.24%       0.23%        0.24%       0.24%       0.23%(B)        0.23%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............       0.23%(B)       0.24%       0.23%        0.24%       0.24%       0.23%(B)        0.23%
Ratio of Net Investment
 Income to Average Net Assets.       3.16%(B)       3.75%       3.47%        2.55%       3.22%       4.15%(B)        3.04%
Portfolio Turnover Rate.......          7%(C)         14%          9%          20%         18%         16%(C)          16%
--------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes. @ See Note A in the Notes to Financial Statements.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                            The Japanese Small Company Series
                               -------------------------------------------------------------------------------------------
                                                                                                  Period
                                Six Months       Year        Year        Year        Year        Dec. 1,          Year
                                   Ended        Ended       Ended       Ended       Ended        2007 to         Ended
                                 April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,       Nov. 30,
                                   2013          2012        2011        2010        2009          2008           2007
                               -------------------------------------------------------------------------------------------
                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................      26.12%(C)       0.54%      10.07%       0.72%      22.69%     (26.87)%(C)      (1.16)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $2,237,782     $1,686,731  $1,502,815  $1,211,600  $1,183,036  $1,062,964      $1,504,821
Ratio of Expenses to Average
 Net Assets...................       0.15%(B)       0.15%       0.14%       0.14%       0.15%       0.13%(B)        0.13%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............       0.15%(B)       0.15%       0.14%       0.14%       0.15%       0.13%(B)        0.13%
Ratio of Net Investment
 Income to Average Net Assets.       2.54%(B)       2.17%       2.07%       1.95%       2.15%       2.64%(B)        1.94%
Portfolio Turnover Rate.......         10%(C)          7%          5%         10%          7%         10%(C)           9%
--------------------------------------------------------------------------------------------------------------------------

                                                      The Asia Pacific Small Company Series
                               -----------------------------------------------------------------------------------
                                                                                            Period
                                Six Months       Year        Year      Year      Year      Dec. 1,        Year
                                   Ended        Ended       Ended     Ended     Ended      2007 to       Ended
                                 April 30,     Oct. 31,    Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,     Nov. 30,
                                   2013          2012        2011      2010      2009        2008         2007
                               -----------------------------------------------------------------------------------
                                (Unaudited)
------------------------------------------------------------------------------------------------------------------
Total Return..................      10.68%(C)       7.48%    (5.15)%    28.91%    84.98%   (57.75)%(C)      47.23%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $1,142,924     $1,003,860  $906,734   $935,138  $680,997  $441,237      $1,205,154
Ratio of Expenses to Average
 Net Assets...................       0.16%(B)       0.16%     0.16%      0.17%     0.18%     0.15%(B)        0.15%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............       0.16%(B)       0.16%     0.16%      0.17%     0.18%     0.15%(B)        0.15%
Ratio of Net Investment
 Income to Average Net Assets.       3.13%(B)       4.26%     3.78%      3.64%     4.00%     4.33%(B)        3.58%
Portfolio Turnover Rate.......          7%(C)         18%       17%        18%       23%       20%(C)          25%
------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                      The United Kingdom Small Company Series
                               --------------------------------------------------------------------------------------
                                                                                               Period
                                Six Months       Year        Year        Year       Year      Dec. 1,        Year
                                   Ended        Ended       Ended       Ended      Ended      2007 to       Ended
                                 April 30,     Oct. 31,    Oct. 31,    Oct. 31,   Oct. 31,    Oct. 31,     Nov. 30,
                                   2013          2012        2011        2010       2009        2008         2007
                               --------------------------------------------------------------------------------------
                                (Unaudited)
---------------------------------------------------------------------------------------------------------------------
Total Return..................      15.19%(C)      23.41%       0.20%      25.94%    43.51%   (50.77)%(C)       2.42%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $1,666,365     $1,464,838  $1,133,845  $1,036,694  $770,472  $555,390      $1,158,580
Ratio of Expenses to Average
 Net Assets...................       0.12%(B)       0.13%       0.13%       0.13%     0.14%     0.12%(B)        0.12%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............       0.12%(B)       0.13%       0.13%       0.13%     0.14%     0.12%(B)        0.12%
Ratio of Net Investment
 Income to Average Net Assets.       2.88%(B)       3.37%       3.76%       2.86%     4.02%     3.79%(B)        2.72%
Portfolio Turnover Rate.......          7%(C)          6%          7%         15%       10%       25%(C)          12%
---------------------------------------------------------------------------------------------------------------------

                                                          The Continental Small Company Series
                               -------------------------------------------------------------------------------------------
                                                                                                   Period
                                Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                   Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                 April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                   2013          2012         2011        2010        2009          2008          2007
                               -------------------------------------------------------------------------------------------
                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................      16.53%(C)       2.29%     (10.75)%      15.37%      43.78%     (49.66)%(C)      17.49%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $2,595,905     $2,245,179  $2,001,763   $2,072,484  $1,630,892  $1,111,585      $2,256,122
Ratio of Expenses to Average
 Net Assets...................       0.15%(B)       0.16%       0.15%        0.15%       0.16%       0.14%(B)        0.14%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............       0.15%(B)       0.16%       0.15%        0.15%       0.16%       0.14%(B)        0.14%
Ratio of Net Investment
 Income to Average Net Assets.       2.59%(B)       3.15%       2.72%        2.24%       2.93%       3.49%(B)        2.16%
Portfolio Turnover Rate.......          7%(C)          9%         10%          12%          7%         18%(C)          12%
--------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                         The Canadian Small Company Series
                               --------------------------------------------------------------------------------------
                                                                                          Period         Period
                                Six Months       Year      Year      Year      Year      Dec. 1,        April 2,
                                   Ended        Ended     Ended     Ended     Ended      2007 to       2007(a) to
                                 April 30,     Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,       Nov. 30,
                                   2013          2012      2011      2010      2009        2008           2007
                               --------------------------------------------------------------------------------------
                                (Unaudited)
---------------------------------------------------------------------------------------------------------------------
Total Return..................     (1.93)%(C)    (2.51)%     0.27%    43.17%    61.67%   (56.44)%(C)     10.20%(C)
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)..................  $667,895      $689,086   $736,262  $663,722  $365,181  $232,873       $213,529
Ratio of Expenses to Average
 Net Assets...................      0.15%(B)      0.15%      0.14%     0.15%     0.17%     0.18%(B)       0.26%(B)(E)
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............      0.15%(B)      0.15%      0.14%     0.15%     0.17%     0.18%(B)       0.26%(B)(E)
Ratio of Net Investment
 Income to Average Net Assets.      3.04%(B)      2.29%      1.72%     1.05%     1.37%     0.97%(B)       0.47%(B)(E)
Portfolio Turnover Rate.......        11%(C)        22%        24%       10%       23%       21%(C)          6%(C)
---------------------------------------------------------------------------------------------------------------------

                                                               The Emerging Markets Series
                               -------------------------------------------------------------------------------------------
                                                                                                   Period
                                Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                   Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                 April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                   2013          2012         2011        2010        2009          2008          2007
                               -------------------------------------------------------------------------------------------
                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................       6.26%(C)       4.55%      (6.44)%      27.04%      53.99%     (48.15)%(C)      42.62%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $3,236,682     $2,913,307  $2,439,981   $2,529,493  $2,109,316  $1,624,524      $3,707,790
Ratio of Expenses to Average
 Net Assets...................       0.18%(B)       0.20%       0.20%        0.19%       0.20%       0.18%(B)        0.19%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............       0.18%(B)       0.20%       0.20%        0.19%       0.20%       0.18%(B)        0.19%
Ratio of Net Investment
 Income to Average Net Assets.       1.67%(B)       2.55%       2.48%        2.18%       2.57%       3.00%(B)        2.52%
Portfolio Turnover Rate.......          2%(C)          5%         16%          12%         14%         19%(C)           7%
--------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                         The Emerging Markets Small Cap Series
                               -----------------------------------------------------------------------------------------
                                                                                                  Period
                                Six Months       Year         Year        Year        Year       Dec. 1,        Year
                                   Ended        Ended        Ended       Ended       Ended       2007 to       Ended
                                 April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,     Nov. 30,
                                   2013          2012         2011        2010        2009         2008         2007
                               -----------------------------------------------------------------------------------------
                                (Unaudited)
------------------------------------------------------------------------------------------------------------------------
Total Return..................      13.05%(C)       7.19%     (12.94)%      41.96%      92.08%   (56.84)%(C)      43.32%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).................. $3,982,713     $2,953,350  $1,874,926   $1,881,356  $1,167,973  $566,379      $1,525,571
Ratio of Expenses to Average
 Net Assets...................       0.33%(B)       0.36%       0.33%        0.32%       0.33%     0.30%(B)        0.31%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly).............       0.33%(B)       0.36%       0.33%        0.32%       0.33%     0.30%(B)        0.31%
Ratio of Net Investment
 Income to Average Net Assets.       1.62%(B)       2.48%       2.32%        2.16%       2.52%     3.07%(B)        1.94%
Portfolio Turnover Rate.......          4%(C)         13%         18%          15%         13%       19%(C)          16%
------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, nine of which are included in this section of the report (collectively, the "Series"). The remaining operational portfolios are presented in separate reports.

   Domestic Equity Portfolio        International Equity Portfolios
   -------------------------        -------------------------------
   The U.S. Large Cap Value Series  The DFA International Value Series
                                    The Japanese Small Company Series
                                    The Asia Pacific Small Company Series
                                    The United Kingdom Small Company Series
                                    The Continental Small Company Series
                                    The Canadian Small Company Series
                                    The Emerging Markets Series
                                    The Emerging Markets Small Cap Series

   Effective December 31, 2008 and November 1, 2008, The U.S. Large Cap Value Series and The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S) 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective Series is a result of the treatment of a partnership for book purposes. Each Series will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   At a regular meeting of the Board of Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolio and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Equity Portfolios have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Series.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recent quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Trust. For the six months ended April 30, 2013, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 The U.S. Large Cap Value Series......... 0.10%
                 The DFA International Value Series...... 0.20%
                 The Japanese Small Company Series....... 0.10%
                 The Asia Pacific Small Company Series... 0.10%
                 The United Kingdom Small Company Series. 0.10%
                 The Continental Small Company Series.... 0.10%
                 The Canadian Small Company Series....... 0.10%
                 The Emerging Markets Series............. 0.10%
                 The Emerging Markets Small Cap Series... 0.20%

Earned Income Credit:

   In addition, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                       Fees Paid
                                                       Indirectly
                                                       ----------
              The DFA International Value Series......    $10
              The Japanese Small Company Series.......      5
              The Asia Pacific Small Company Series...      2
              The United Kingdom Small Company Series.      1
              The Continental Small Company Series....      1
              The Canadian Small Company Series.......      2
              The Emerging Markets Series.............     15
              The Emerging Markets Small Cap Series...     23

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2013, the total related amounts paid by the Trust to the CCO were $28 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                 The U.S. Large Cap Value Series......... $278
                 The DFA International Value Series......  213
                 The Japanese Small Company Series.......   46
                 The Asia Pacific Small Company Series...   23
                 The United Kingdom Small Company Series.   27
                 The Continental Small Company Series....   55
                 The Canadian Small Company Series.......   13
                 The Emerging Markets Series.............   74
                 The Emerging Markets Small Cap Series...   42

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                  Purchases    Sales
                                                  ---------- ----------
         The U.S. Large Cap Value Series......... $1,428,361 $1,029,781
         The DFA International Value Series......    581,405    544,320
         The Japanese Small Company Series.......    285,795    182,218
         The Asia Pacific Small Company Series...    123,409     78,570
         The United Kingdom Small Company Series.    110,235    112,119
         The Continental Small Company Series....    183,602    179,145
         The Canadian Small Company Series.......     73,665     71,826
         The Emerging Markets Series.............    227,043     64,839
         The Emerging Markets Small Cap Series...    778,617    154,697

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                   Net
                                                                                Unrealized
                                          Federal    Unrealized   Unrealized   Appreciation
                                          Tax Cost  Appreciation Depreciation (Depreciation)
                                         ---------- ------------ ------------ --------------
The U.S. Large Cap Value Series......... $9,150,245  $4,325,142   $(135,235)    $4,189,907
The DFA International Value Series......  8,018,298   1,779,021    (632,548)     1,146,473
The Japanese Small Company Series.......  2,353,150     426,844    (237,771)       189,073
The Asia Pacific Small Company Series...  1,320,354     328,760    (230,904)        97,856
The United Kingdom Small Company Series.  1,273,661     564,018    (136,112)       427,906
The Continental Small Company Series....  2,907,663     700,769    (459,256)       241,513
The Canadian Small Company Series.......  1,004,011     101,503    (228,603)      (127,100)
The Emerging Markets Series.............  2,275,995   1,326,980    (131,634)     1,195,346
The Emerging Markets Small Cap Series...  3,704,792   1,014,557    (391,671)       622,886

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. No Series is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Series.

   3. Futures Contracts: The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposit cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the Series' location and value of derivative instrument holdings on the Series' Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2013 (amounts in thousands):

 Derivative Type   Location of Gain (Loss) on Derivatives Recognized in Income
 ---------------   -----------------------------------------------------------
 Equity contracts             Net Realized Gain (Loss) on: Futures

                                                Realized Gain (Loss) on
                                            Derivatives Recognized in Income
                                            --------------------------------
                                                         Equity
                                                       Contracts
                                            --------------------------------
    The Emerging Markets Small Cap Series*.               $463

* As of April 30, 2013, there were no futures contracts outstanding. During the six months ended April 30, 2013, the Series had limited activity in futures contracts.

H. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Series under this line of credit during the six months ended April 30, 2013.

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Series under this line of credit during the period ended April 30, 2013.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

                                         Weighted      Weighted    Number of   Interest Maximum Amount
                                          Average      Average        Days     Expense  Borrowed During
                                       Interest Rate Loan Balance Outstanding* Incurred   the Period
                                       ------------- ------------ ------------ -------- ---------------
The U.S. Large Cap Value Series.......     0.92%        $7,286         12        $ 2        $19,170
The DFA International Value Series....     0.94%         6,138         27          4         20,182
The Japanese Small Company Series.....     0.91%         1,336         10         --          3,693
The Asia Pacific Small Company Series.     0.91%           614          5         --          2,155
The United Kingdom Small Company
  Series..............................     0.92%           326          2         --            503
The Continental Small Company Series..     0.92%            59          4         --            208
The Emerging Markets Series...........     0.91%         5,831         26          4         31,246
The Emerging Markets Small Cap Series.     0.90%         8,707          2         --         12,916

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under this line of credit as of April 30, 2013.

I. Securities Lending:

   As of April 30, 2013, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. In addition, the following Series received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                     Market Value
                                                     ------------
              The U.S. Large Cap Value Series.......   $ 4,855
              The DFA International Value Series....    58,525
              The Canadian Small Company Series.....    28,586
              The Emerging Markets Series...........    56,655
              The Emerging Markets Small Cap Series.    98,136

   Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Series' registration statement, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

For the six months ended April 30, 2013, the Series had no in-kind redemptions.

L. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

M. Other:

   The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company ("Tribune"). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the "LBO") and sold their shares for $34 per share in cash, such as The U.S. Large Cap Value Series. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the "Lawsuits"). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. The Lawsuits seek to recover, for the benefit of Tribune's bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune's payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code's and various states' fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            Six Months Ended April 30, 2013
     EXPENSE TABLE
                                    Beginning  Ending              Expenses
                                     Account  Account   Annualized   Paid
                                      Value    Value     Expense    During
                                    11/01/12  04/30/13    Ratio*   Period*
                                    --------- --------- ---------- --------
     -
     Actual Fund Return............ $1,000.00 $1,086.10    0.18%    $0.93
     Hypothetical 5% Annual Return. $1,000.00 $1,023.90    0.18%    $0.90

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                    Dimensional Emerging Markets Value Fund
              Consumer Discretionary.......................   6.3%
              Consumer Staples.............................   5.7%
              Energy.......................................  16.2%
              Financials...................................  34.5%
              Health Care..................................   0.6%
              Industrials..................................  11.6%
              Information Technology.......................   7.1%
              Materials....................................  14.7%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   1.4%
              Utilities....................................   1.9%
                                                            -----
                                                            100.0%

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)


                                                                                   Percentage
                                                   Shares           Value++      of Net Assets**
                                                   ------           -------      ---------------
COMMON STOCKS -- (91.3%)
BRAZIL -- (8.7%)
    Banco Santander Brasil SA ADR..............   18,012,780    $    133,654,828            0.7%
    BM&FBovespa SA.............................   26,824,074         185,955,220            1.0%
#   Gerdau SA Sponsored ADR....................   12,145,574          95,342,756            0.5%
#   Petroleo Brasileiro SA ADR.................   18,401,141         352,381,850            1.9%
#   Petroleo Brasileiro SA Sponsored ADR.......   20,796,933         415,314,752            2.2%
    Other Securities...........................                      538,973,068            2.9%
                                                                ----------------          ------
TOTAL BRAZIL...................................                    1,721,622,474            9.2%
                                                                ----------------          ------
CHILE -- (1.6%)
    Enersis SA Sponsored ADR...................    5,249,009          99,101,290            0.5%
    Other Securities...........................                      219,401,520            1.2%
                                                                ----------------          ------
TOTAL CHILE....................................                      318,502,810            1.7%
                                                                ----------------          ------
CHINA -- (14.1%)
    Agricultural Bank of China, Ltd. Class H...  255,464,000         122,746,565            0.7%
    Bank of China, Ltd. Class H................  989,630,331         463,675,570            2.5%
    Bank of Communications Co., Ltd. Class H...  110,893,574          88,310,920            0.5%
    China Construction Bank Corp. Class H......  214,422,940         179,967,415            1.0%
#   China Minsheng Banking Corp., Ltd. Class H.   57,085,500          73,292,194            0.4%
#   China Petroleum & Chemical Corp. ADR.......      993,796         109,874,086            0.6%
    China Petroleum & Chemical Corp. Class H...  163,824,289         180,790,542            1.0%
#   China Unicom Hong Kong, Ltd. ADR...........    7,316,862         105,582,319            0.6%
    Other Securities...........................                    1,486,194,031            7.7%
                                                                ----------------          ------
TOTAL CHINA....................................                    2,810,433,642           15.0%
                                                                ----------------          ------
COLOMBIA -- (0.1%)
    Other Securities...........................                       13,678,500            0.1%
                                                                ----------------          ------
CZECH REPUBLIC -- (0.2%)
    Other Securities...........................                       31,695,790            0.2%
                                                                ----------------          ------
HUNGARY -- (0.5%)
#   OTP Bank P.L.C.............................    3,828,061          79,923,314            0.4%
    Other Securities...........................                       15,773,985            0.1%
                                                                ----------------          ------
TOTAL HUNGARY..................................                       95,697,299            0.5%
                                                                ----------------          ------
INDIA -- (6.8%)
#   ICICI Bank, Ltd. Sponsored ADR.............    3,394,535         158,932,128            0.9%
    Reliance Industries, Ltd...................   20,144,977         294,328,521            1.6%
    State Bank of India........................    2,228,831          94,279,659            0.5%
    Other Securities...........................                      807,802,476            4.2%
                                                                ----------------          ------
TOTAL INDIA....................................                    1,355,342,784            7.2%
                                                                ----------------          ------
INDONESIA -- (3.2%)
    Other Securities...........................                      641,870,329            3.4%
                                                                ----------------          ------
ISRAEL -- (0.0%)
    Other Securities...........................                          932,046            0.0%
                                                                ----------------          ------
MALAYSIA -- (3.2%)
    Other Securities...........................                      642,198,061            3.4%
                                                                ----------------          ------
MEXICO -- (7.1%)
    Alfa S.A.B. de C.V. Class A................   51,397,020         119,325,169            0.6%
#*  Cemex S.A.B. de C.V. Sponsored ADR.........   16,663,541         187,464,831            1.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                               Percentage
                                                            Shares           Value++         of Net Assets**
                                                            ------           -------         ---------------
MEXICO -- (Continued)
#   Fomento Economico Mexicano S.A.B. de C.V. Sponsored
     ADR................................................    2,494,369    $    282,836,501               1.5%
    Grupo Financiero Banorte S.A.B. de C.V..............   23,160,991         174,532,887               0.9%
    Other Securities....................................                      637,729,822               3.5%
                                                                         ----------------             ------
TOTAL MEXICO............................................                    1,401,889,210               7.5%
                                                                         ----------------             ------
PHILIPPINES -- (1.3%)
    Other Securities....................................                      256,419,611               1.4%
                                                                         ----------------             ------
POLAND -- (1.4%)
*   Polski Koncern Naftowy Orlen S.A....................    5,924,385          91,988,888               0.5%
    Other Securities....................................                      179,643,567               1.0%
                                                                         ----------------             ------
TOTAL POLAND                                                                  271,632,455               1.5%
                                                                         ----------------             ------
RUSSIA -- (3.8%)
    Gazprom OAO Sponsored ADR...........................   92,768,535         738,805,087               3.9%
    Other Securities....................................                       18,308,553               0.1%
                                                                         ----------------             ------
TOTAL RUSSIA............................................                      757,113,640               4.0%
                                                                         ----------------             ------
SOUTH AFRICA -- (6.4%)
    ABSA Group, Ltd.....................................    5,161,520          85,037,070               0.5%
#   Gold Fields, Ltd. Sponsored ADR.....................   13,638,573         101,743,755               0.6%
    Sanlam, Ltd.........................................   26,831,075         137,665,287               0.7%
    Standard Bank Group, Ltd............................   15,879,866         198,569,484               1.1%
    Other Securities....................................                      758,607,003               4.0%
                                                                         ----------------             ------
TOTAL SOUTH AFRICA......................................                    1,281,622,599               6.9%
                                                                         ----------------             ------
SOUTH KOREA -- (13.7%)
    Hana Financial Group, Inc...........................    4,078,729         130,626,112               0.7%
#   Hyundai Steel Co....................................    1,197,245          83,179,821               0.5%
    KB Financial Group, Inc.............................    2,902,753          94,926,902               0.5%
#   KB Financial Group, Inc. ADR........................    3,182,416         104,383,245               0.6%
#   LG Electronics, Inc.................................    1,776,548         142,395,511               0.8%
#   POSCO...............................................      681,110         195,769,432               1.1%
#   POSCO ADR...........................................    1,626,923         117,122,187               0.6%
    Shinhan Financial Group Co., Ltd....................    5,415,719         187,584,781               1.0%
    SK Holdings Co., Ltd................................      530,249          76,530,829               0.4%
    SK Innovation Co., Ltd..............................      763,318         104,371,936               0.6%
    Other Securities....................................                    1,488,107,381               7.8%
                                                                         ----------------             ------
TOTAL SOUTH KOREA.......................................                    2,724,998,137              14.6%
                                                                         ----------------             ------
TAIWAN -- (13.0%)
    First Financial Holding Co., Ltd....................  114,221,437          70,358,478               0.4%
#   Fubon Financial Holding Co., Ltd....................   83,424,471         119,358,177               0.7%
#*  Innolux Corp........................................  113,184,745          70,870,943               0.4%
    Mega Financial Holding Co., Ltd.....................  124,743,381          96,296,586               0.5%
#   United Microelectronics Corp........................  218,090,681          83,574,149               0.5%
    Yuanta Financial Holding Co., Ltd...................  143,984,654          73,306,738               0.4%
    Other Securities....................................                    2,070,352,183              10.9%
                                                                         ----------------             ------
TOTAL TAIWAN............................................                    2,584,117,254              13.8%
                                                                         ----------------             ------
THAILAND -- (3.4%)
    Bangkok Bank PCL....................................    9,300,200          71,613,124               0.4%
    PTT Global Chemical PCL.............................   31,932,741          79,423,853               0.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                                          Percentage
                                                                      Shares            Value++         of Net Assets**
                                                                      ------            -------         ---------------
THAILAND -- (Continued)
      PTT PCL.....................................................     8,157,700    $     90,610,228               0.5%
      Other Securities............................................                       426,380,643               2.3%
                                                                                    ----------------             ------
TOTAL THAILAND....................................................                       668,027,848               3.6%
                                                                                    ----------------             ------
TURKEY -- (2.8%)
      KOC Holding A.S.............................................    12,307,828          74,630,627               0.4%
      Turkiye Is Bankasi..........................................    27,763,003         107,387,000               0.6%
      Other Securities............................................                       372,002,517               2.0%
                                                                                    ----------------             ------
TOTAL TURKEY......................................................                       554,020,144               3.0%
                                                                                    ----------------             ------
TOTAL COMMON STOCKS...............................................                    18,131,814,633              97.0%
                                                                                    ----------------             ------

PREFERRED STOCKS -- (2.0%)
BRAZIL -- (1.9%)
      Petroleo Brasileiro SA......................................    18,204,529         181,795,072               1.0%
      Other Securities............................................                       210,809,044               1.1%
                                                                                    ----------------             ------
TOTAL BRAZIL......................................................                       392,604,116               2.1%
                                                                                    ----------------             ------
COLOMBIA -- (0.1%)
      Other Securities............................................                        10,866,863               0.1%
                                                                                    ----------------             ------
HONG KONG -- (0.0%)
      Other Securities............................................                           317,409               0.0%
                                                                                    ----------------             ------
MALAYSIA -- (0.0%)
      Other Securities............................................                             8,781               0.0%
                                                                                    ----------------             ------
TOTAL PREFERRED STOCKS............................................                       403,797,169               2.2%
                                                                                    ----------------             ------

RIGHTS/WARRANTS -- (0.0%)
CHINA -- (0.0%)
      Other Securities............................................                         1,513,523               0.0%
                                                                                    ----------------             ------
MALAYSIA -- (0.0%)
      Other Securities............................................                            76,397               0.0%
                                                                                    ----------------             ------
POLAND -- (0.0%)
      Other Securities............................................                                --               0.0%
                                                                                    ----------------             ------
THAILAND -- (0.0%)
      Other Securities............................................                           685,167               0.0%
                                                                                    ----------------             ------
TOTAL RIGHTS/WARRANTS.............................................                         2,275,087               0.0%
                                                                                    ----------------             ------

                                                                      Shares/
                                                                       Face
                                                                      Amount            Value+
                                                                      -------           ------
                                                                       (000)
SECURITIES LENDING COLLATERAL -- (6.7%)
(S)@  DFA Short Term Investment Fund..............................   115,211,755       1,333,000,000               7.1%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $169,927 FNMA, rates ranging
       from 3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $173,672) to be repurchased at
       $170,268................................................... $         170             170,267               0.0%
                                                                                    ----------------             ------
TOTAL SECURITIES LENDING COLLATERAL...............................                     1,333,170,267               7.1%
                                                                                    ----------------             ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $19,190,568,956)........................................                    $ 19,871,057,156             106.3%
                                                                                    ================             ======

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


Summary of the Fund's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                               ------------------------------------------------------
                                  Level 1         Level 2     Level 3      Total
                               -------------- --------------- ------- ---------------
Common Stocks
  Brazil...................... $1,721,622,474              --   --    $ 1,721,622,474
  Chile.......................    318,502,810              --   --        318,502,810
  China.......................    234,132,597 $ 2,576,301,045   --      2,810,433,642
  Colombia....................     13,678,500              --   --         13,678,500
  Czech Republic..............             --      31,695,790   --         31,695,790
  Hungary.....................             --      95,697,299   --         95,697,299
  India.......................    177,946,057   1,177,396,727   --      1,355,342,784
  Indonesia...................      7,281,902     634,588,427   --        641,870,329
  Israel......................         20,321         911,725   --            932,046
  Malaysia....................             --     642,198,061   --        642,198,061
  Mexico......................  1,401,889,210              --   --      1,401,889,210
  Philippines.................             --     256,419,611   --        256,419,611
  Poland......................        544,429     271,088,026   --        271,632,455
  Russia......................        875,172     756,238,468   --        757,113,640
  South Africa................    174,746,377   1,106,876,222   --      1,281,622,599
  South Korea.................    332,607,899   2,392,390,238   --      2,724,998,137
  Taiwan......................     45,216,170   2,538,901,084   --      2,584,117,254
  Thailand....................    668,027,848              --   --        668,027,848
  Turkey......................             --     554,020,144   --        554,020,144
Preferred Stocks
  Brazil......................    392,604,116              --   --        392,604,116
  Colombia....................     10,866,863              --   --         10,866,863
  Hong Kong...................        317,409              --   --            317,409
  Malaysia....................             --           8,781   --              8,781
Rights/Warrants
  China.......................             --       1,513,523   --          1,513,523
  Malaysia....................             --          76,397   --             76,397
  Poland......................             --              --   --                 --
  Thailand....................             --         685,167   --            685,167
Securities Lending Collateral.             --   1,333,170,267   --      1,333,170,267
                               -------------- ---------------   --    ---------------
TOTAL......................... $5,500,880,154 $14,370,177,002   --    $19,871,057,156
                               ============== ===============   ==    ===============

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

ASSETS:
Investments at Value (including $1,555,098 of securities on loan)*....... $18,537,887
Collateral Received from Securities on Loan at Value & Cost..............         170
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.   1,333,000
Foreign Currencies at Value..............................................      19,113
Cash.....................................................................     129,043
Receivables:
  Investment Securities Sold.............................................         233
  Dividends, Interest and Tax Reclaims...................................      46,296
  Securities Lending Income..............................................       1,942
Unrealized Gain on Foreign Currency Contracts............................          18
Prepaid Expenses and Other Assets........................................          28
                                                                          -----------
     Total Assets........................................................  20,067,730
                                                                          -----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................................   1,333,170
  Investment Securities Purchased........................................      38,774
  Due to Advisor.........................................................       1,493
Unrealized Loss on Foreign Currency Contracts............................           1
Accrued Expenses and Other Liabilities...................................       2,526
                                                                          -----------
     Total Liabilities...................................................   1,375,964
                                                                          -----------
NET ASSETS............................................................... $18,691,766
                                                                          ===========
Investments at Cost...................................................... $17,857,399
                                                                          ===========
Foreign Currencies at Cost............................................... $    19,052
                                                                          ===========

----------
* See Note H in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

  Investment Income
    Dividends (Net of Foreign Taxes Withheld of $11,812).......... $  141,854
    Interest......................................................         10
    Income from Securities Lending................................     15,074
                                                                   ----------
       Total Investment Income....................................    156,938
                                                                   ----------
  Expenses
    Investment Advisory Services Fees.............................      9,007
    Accounting & Transfer Agent Fees..............................        752
    Custodian Fees................................................      5,609
    Shareholders' Reports.........................................         34
    Directors'/Trustees' Fees & Expenses..........................         73
    Professional Fees.............................................        265
    Other.........................................................        155
                                                                   ----------
       Total Expenses.............................................     15,895
                                                                   ----------
    Fees Paid Indirectly..........................................        (41)
                                                                   ----------
    Net Expenses..................................................     15,854
                                                                   ----------
    Net Investment Income (Loss)..................................    141,084
                                                                   ----------
  Realized and Unrealized Gain (Loss)
    Net Realized Gain (Loss) on:..................................
      Investment Securities Sold..................................    381,846
      Foreign Currency Transactions...............................       (938)
    Change in Unrealized Appreciation (Depreciation) of:
      Investment Securities and Foreign Currency..................    925,302
      Translation of Foreign Currency Denominated Amounts.........         75
                                                                   ----------
    Net Realized and Unrealized Gain (Loss).......................  1,306,285
                                                                   ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations. $1,447,369
                                                                   ==========

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                             Six Months       Year
                                                                                Ended        Ended
                                                                              April 30,     Oct. 31,
                                                                                2013          2012
                                                                             -----------  -----------
                                                                             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).............................................. $   141,084  $   375,228
  Net Realized Gain (Loss) on:
    Investment Securities Sold..............................................     381,846      398,744
    Futures.................................................................          --       (1,269)
    Foreign Currency Transactions*..........................................        (938)      (4,761)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..............................     925,302     (574,018)
    Translation of Foreign Currency Denominated Amounts.....................          75         (185)
                                                                             -----------  -----------
       Net Increase (Decrease) in Net Assets Resulting from Operations......   1,447,369      193,739
                                                                             -----------  -----------
Transactions in Interest:
  Contributions.............................................................   1,168,731    3,560,477
  Withdrawals...............................................................    (808,656)    (873,473)
                                                                             -----------  -----------
     Net Increase (Decrease) from Transactions in Interest..................     360,075    2,687,004
                                                                             -----------  -----------
     Total Increase (Decrease) in Net Assets................................   1,807,444    2,880,743
Net Assets
  Beginning of Period.......................................................  16,884,322   14,003,579
                                                                             -----------  -----------
  End of Period............................................................. $18,691,766  $16,884,322
                                                                             ===========  ===========

----------
* Net of foreign capital gain taxes withheld of $0 and $314, respectively.

                See accompanying Notes to Financial Statements.

                   DIMENSIONAL EMERGING MARKETS VALUE FUND@

                             FINANCIAL HIGHLIGHTS


                                                                       Dimensional Emerging Markets Value Fund
                                           -----------------------------------------------------------------------------------
                                                                                                                   Period
                                             Six Months        Year         Year          Year        Year        Dec. 1,
                                                Ended         Ended        Ended         Ended       Ended        2007 to
                                              April 30,      Oct. 31,     Oct. 31,      Oct. 31,    Oct. 31,      Oct. 31,
                                                2013           2012         2011          2010        2009          2008
                                           -----------------------------------------------------------------------------------
                                             (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
Total Return..............................        8.61%(C)        1.10%      (14.47)%       30.55%      79.39%     (55.47)%(C)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..... $18,691,766     $16,884,322  $14,003,579   $11,917,955  $7,965,125  $4,048,404
Ratio of Expenses to Average Net Assets...        0.18%(B)        0.20%        0.20%         0.19%       0.21%       0.19%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).........        0.18%(B)        0.20%        0.20%         0.19%       0.21%       0.19%(B)
Ratio of Net Investment Income to Average
 Net Assets...............................        1.58%(B)        2.43%        2.29%         1.81%       2.17%       3.19%(B)
Portfolio Turnover Rate...................           5%(C)           8%           5%           15%         20%         14%(C)
-------------------------------------------------------------------------------------------------------------------------------

                                           ------------

                                              Year
                                             Ended
                                            Nov. 30,
                                              2007
                                           ------------

------------------------------------------------------
Total Return..............................      51.59%
------------------------------------------------------
Net Assets, End of Period (thousands)..... $8,188,710
Ratio of Expenses to Average Net Assets...       0.19%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).........       0.19%
Ratio of Net Investment Income to Average
 Net Assets...............................       2.50%
Portfolio Turnover Rate...................         14%
------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes. @ See Note A in the Notes to Financial Statements.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   Dimensional Emerging Markets Value Fund Inc. ("DEM I") was organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended. Effective November 21, 1997, DEM I was reorganized as an open-end management investment company. On October 27, 2009, the Board of Directors and shareholders of DEM I approved an Agreement and Plan of Reorganization that provided for the reorganization of DEM I from a Maryland corporation to a Delaware statutory trust. Effective October 30, 2009, DEM I transferred all of its assets and liabilities to Dimensional Emerging Markets Value Fund ("DEM II" or the "Fund"), a Delaware statutory trust, in a tax-free exchange under Internal Revenue Code (the "IRC") (S)368(a)(1)(F).

   Effective November 1, 2009, the Fund, a master fund in a master-feeder structure, elected with the consent of its holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S)301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the Fund is a result of the treatment of a partnership for book purposes. The Fund will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   At a regular meeting of the Board of Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Fund from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Fund values the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund prices its shares at the close of the NYSE, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Fund's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Fund.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging

Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At April 30, 2013, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $285 (in thousands).

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged.

   The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Fund's investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned.

   The Fund is subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Fund. For the six months ended April 30, 2013, the Fund's investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Earned Income Credit:

   In addition, the Fund has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund's custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were $41 (amount in thousands).

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $14 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Fund made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                   Purchases   Sales
                                                   ---------- --------
          Dimensional Emerging Markets Value Fund. $1,355,988 $938,224

   There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

   No provision for federal income taxes is required since the Fund is treated as partnership for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                    Net
                                                                                 Unrealized
                                          Federal     Unrealized   Unrealized   Appreciation
                                          Tax Cost   Appreciation Depreciation (Depreciation)
                                         ----------- ------------ ------------ --------------
Dimensional Emerging Markets Value Fund. $19,244,327  $3,584,802  $(2,958,072)    $626,730

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no additional provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

   In accordance with the Fund's investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Fund may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

G. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Fund under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Fund under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Fund under this line of credit were as follows (amounts in thousands, except percentages and days):

                                      Weighted      Weighted    Number of   Interest Maximum Amount
                                       Average      Average        Days     Expense  Borrowed During
                                    Interest Rate Loan Balance Outstanding* Incurred   The Period
                                    ------------- ------------ ------------ -------- ---------------
Dimensional Emerging Markets Value
  Fund.............................     0.86%       $36,348         19        $17        $86,942

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that the Fund's available line of credit was utilized.

   There were no outstanding borrowings by the Fund under this line of credit as of April 30, 2013.

H. Securities Lending:

   As of April 30, 2013, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. In addition, the Fund received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $336,338 (in thousands). The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities.

   Subject to its stated investment policy, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. In-Kind Redemptions:

   In accordance with guidelines described in the Fund's registration statement, the Fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Fund had no in-kind redemptions.

K. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. and the Boards of Trustees of The DFA Investment Trust Company and Dimensional Emerging Markets Value Fund (together, the "Board") considered the continuation of the investment advisory/management agreements for each portfolio or series (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. or DFA Australia Limited serves as a sub-advisor. (The investment advisory/management agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund, including administrative fees paid by the feeder portfolios. The Board considered the profitability to the Advisor of managing the Funds and other "non-1940 Act registered" investment vehicles. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-001S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

DFA Investment Dimensions Group Inc.
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Investment Grade Portfolio
DFA Inflation-Protected Securities Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                         Page
                                                                         ----
   Letter to Shareholders
   Definitions of Abbreviations and Footnotes...........................   1
      Disclosure of Fund Expenses.......................................   3
      Disclosure of Portfolio Holdings..................................   6
      Schedules of Investments
          DFA One-Year Fixed Income Portfolio...........................   7
          DFA Two-Year Global Fixed Income Portfolio....................  11
          DFA Selectively Hedged Global Fixed Income Portfolio..........  15
          DFA Short-Term Government Portfolio...........................  19
          DFA Five-Year Global Fixed Income Portfolio...................  20
          DFA World ex U.S. Government Fixed Income Portfolio...........  24
          DFA Intermediate Government Fixed Income Portfolio............  26
          DFA Short-Term Extended Quality Portfolio.....................  28
          DFA Intermediate-Term Extended Quality Portfolio..............  35
          DFA Investment Grade Portfolio................................  42
          DFA Inflation-Protected Securities Portfolio..................  43
          DFA Short-Term Municipal Bond Portfolio.......................  44
          DFA Intermediate-Term Municipal Bond Portfolio................  52
          DFA California Short-Term Municipal Bond Portfolio............  57
          DFA California Intermediate-Term Municipal Bond Portfolio.....  63
      Statements of Assets and Liabilities..............................  68
      Statements of Operations..........................................  72
      Statements of Changes in Net Assets...............................  76
      Financial Highlights..............................................  80
      Notes to Financial Statements.....................................  87
   Voting Proxies on Fund Portfolio Securities.......................... 105
   Board Approval of Investment Advisory Agreements..................... 106

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments
------------------------

Investment Abbreviations
AGM              Assured Guaranty Municipal Corporation
AMBAC            American Municipal Bond Assurance Corporation
ASSURED GTY      Assured Guaranty
BAN              Bond Anticipation Notes
CP               Certificate Participation
ETM              Escrowed to Maturity
FGIC             Federal Guaranty Insurance Corporation
FNMA             Federal National Mortgage Association
FSA              Financial Security Assurance
GO               General Obligation
GO OF AUTH       General Obligation of Authority
GO OF DIST       General Obligation of District
GO OF CMNWLTH    General Obligation of Commonwealth
GO OF UNIV       General Obligation of University
NATL-RE          Credit rating enhanced by guaranty or insurance from National Public Finance Guarantee Corp.
NATL-RE FGIC     National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
P.L.C.           Public Limited Company
PSF-GTD          Public School Fund Guarantee
RB               Revenue Bond
RN               Revenue Note
SA               Special Assessment
SCH BD RES FD    School Board Resolution Fund
SCH BD GTY       School Bond Guaranty
SCSDE            South Carolina State Department of Education
SD CRED PROG     School District Credit Program
ST               Special Tax
ST AID WITHHLDG  State Aid Withholding
ST GTD           State Guaranteed
TAN              Tax Anticipation Notes
TRANS            Tax and Revenue Anticipation Notes
UP               Unrefunded Portion
AUD              Australian Dollars
CAD              Canadian Dollars
DKK              Danish Krone
EUR              Euro
GBP              British Pounds
JPY              Japanese Yen
NOK              Norwegian Krone
NZD              New Zealand Dollars
SEK              Swedish Krona
SGD              Singapore Dollars
USD              United States Dollars

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES
CONTINUED

Investment Footnotes
--------------------
+           See Note B to Financial Statements.
#           Total or Partial Securities on Loan.
^           Denominated in USD, unless otherwise noted.
@           Security purchased with cash proceeds from Securities on Loan.
(r)         The adjustable rate shown is effective as of April 30, 2013.
(currency)  Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date
            (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
##          Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
            Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
            Trustees.
(S)         Affiliated Fund.

Financial Highlights
--------------------
(A)         Computed using average shares outstanding.
(B)         Annualized
(C)         Non-Annualized
(D)         Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
            Master/Underlying Fund(s).
(E)         Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
N/A         Does not apply to this fund.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--          Amounts designated as -- are either zero or rounded to zero.
SEC         Securities and Exchange Commission
(a)         Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                               Six Months Ended April 30, 2013
  EXPENSE TABLES
                                       Beginning  Ending              Expenses
                                        Account  Account   Annualized   Paid
                                         Value    Value     Expense    During
                                       11/01/12  04/30/13    Ratio*   Period*
                                       --------- --------- ---------- --------

  DFA One-Year Fixed Income Portfolio
  -----------------------------------
  Actual Fund Return
   Institutional Class Shares......... $1,000.00 $1,002.40    0.17%    $0.84
  Hypothetical 5% Annual Return
   Institutional Class Shares......... $1,000.00 $1,023.95    0.17%    $0.85

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                      Beginning  Ending              Expenses
                                                       Account  Account   Annualized   Paid
                                                        Value    Value     Expense    During
                                                      11/01/12  04/30/13    Ratio*   Period*
                                                      --------- --------- ---------- --------
DFA Two-Year Global Fixed Income Portfolio
------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,004.10    0.18%    $0.89
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.90    0.18%    $0.90

DFA Selectively Hedged Global Fixed Income Portfolio
----------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,017.00    0.18%    $0.90
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.90    0.18%    $0.90

DFA Short-Term Government Portfolio
-----------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,005.20    0.19%    $0.94
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.85    0.19%    $0.95

DFA Five-Year Global Fixed Income Portfolio
-------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,012.30    0.28%    $1.40
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.41    0.28%    $1.40

DFA World ex U.S. Government Fixed Income Portfolio
---------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,028.30    0.20%    $1.01
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.80    0.20%    $1.00

DFA Intermediate Government Fixed Income Portfolio
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,010.60    0.12%    $0.60
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.20    0.12%    $0.60

DFA Short-Term Extended Quality Portfolio
-----------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,008.40    0.22%    $1.10
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.70    0.22%    $1.10

DFA Intermediate-Term Extended Quality Portfolio
------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,014.40    0.22%    $1.10
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.70    0.22%    $1.10

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                           Beginning  Ending              Expenses
                                                            Account  Account   Annualized   Paid
                                                             Value    Value     Expense    During
                                                           11/01/12  04/30/13    Ratio*   Period*
                                                           --------- --------- ---------- --------
DFA Investment Grade Portfolio**
--------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,011.50    0.22%    $1.10
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.70    0.22%    $1.10

DFA Inflation-Protected Securities Portfolio
--------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,004.60    0.12%    $0.60
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,024.20    0.12%    $0.60

DFA Short-Term Municipal Bond Portfolio
---------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,001.70    0.22%    $1.09
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.70    0.22%    $1.10

DFA Intermediate-Term Municipal Bond Portfolio
----------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,011.20    0.23%    $1.15
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.65    0.23%    $1.15

DFA California Short-Term Municipal Bond Portfolio
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,003.40    0.23%    $1.14
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.65    0.23%    $1.15

DFA California Intermediate-Term Municipal Bond Portfolio
---------------------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,012.00    0.23%    $1.15
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.65    0.23%    $1.15

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The DFA Investment Grade Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                      DFA One-Year Fixed Income Portfolio
              Corporate....................................  14.3%
              Government...................................  27.6%
              Foreign Corporate............................  23.6%
              Foreign Government...........................  28.0%
              Supranational................................   6.5%
                                                            -----
                                                            100.0%

                  DFA Two-Year Global Fixed Income Portfolio
              Corporate....................................  11.2%
              Government...................................   4.7%
              Foreign Corporate............................  24.4%
              Foreign Government...........................  48.7%
              Supranational................................  11.0%
                                                            -----
                                                            100.0%

              DFA Selectively Hedged Global Fixed Income Portfolio
              Corporate....................................  35.9%
              Government...................................   5.3%
              Foreign Corporate............................  23.3%
              Foreign Government...........................  28.1%
              Supranational................................   7.4%
                                                            -----
                                                            100.0%

                      DFA Short-Term Government Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                  DFA Five-Year Global Fixed Income Portfolio
              Corporate....................................  16.4%
              Government...................................   6.4%
              Foreign Corporate............................  17.1%
              Foreign Government...........................  50.7%
              Supranational................................   9.4%
                                                            -----
                                                            100.0%

              DFA World ex U.S. Government Fixed Income Portfolio
              Government...................................   2.0%
              Foreign Government...........................  88.3%
              Supranational................................   9.7%
                                                            -----
                                                            100.0%

              DFA Intermediate Government Fixed Income Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                   DFA Short-Term Extended Quality Portfolio
              Corporate....................................  60.7%
              Government...................................   4.1%
              Foreign Corporate............................  14.1%
              Foreign Government...........................  17.1%
              Supranational................................   4.0%
                                                            -----
                                                            100.0%

               DFA Intermediate-Term Extended Quality Portfolio
              Corporate....................................  74.6%
              Government...................................   5.8%
              Foreign Corporate............................  11.8%
              Foreign Government...........................   5.1%
              Supranational................................   2.7%
                                                            -----
                                                            100.0%

                        DFA Investment Grade Portfolio
              Affiliated Investment Companies.............. 100.0%
                                                            -----
                                                            100.0%

                 DFA Inflation-Protected Securities Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                    DFA Short-Term Municipal Bond Portfolio
              Muni Insured.................................   5.1%
              Muni G.O. Local..............................  43.9%
              Muni G.O. State..............................  22.8%
              Muni Revenue.................................  25.1%
              Muni Pre-Refunded............................   3.1%
                                                            -----
                                                            100.0%

                DFA Intermediate-Term Municipal Bond Portfolio
              Muni Insured.................................   2.6%
              Muni G.O. Local..............................  64.0%
              Muni G.O. State..............................  18.7%
              Muni Revenue.................................  14.7%
                                                            -----
                                                            100.0%

              DFA California Short-Term Municipal Bond Portfolio
              Muni Insured.................................  21.9%
              Muni G.O. Local..............................  25.1%
              Muni G.O. State..............................  18.2%
              Muni Revenue.................................  25.2%
              Muni Pre-Refunded............................   9.6%
                                                            -----
                                                            100.0%

                DFA California Intermediate-Term Municipal Bond
                                   Portfolio
              Muni Insured.................................  18.9%
              Muni G.O. Local..............................  42.0%
              Muni G.O. State..............................  19.9%
              Muni Revenue.................................  19.0%
              Muni Pre-Refunded............................   0.2%
                                                            -----
                                                            100.0%

                      DFA ONE-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                     Face
                                                    Amount      Value+
                                                    ------      ------
                                                    (000)
AGENCY OBLIGATIONS -- (26.6%)
Federal Home Loan Bank
     0.375%, 11/27/13............................. $166,000 $  166,232,566
     4.875%, 11/27/13.............................   20,000     20,543,820
     3.125%, 12/13/13.............................   25,000     25,460,650
     0.340%, 12/18/13.............................   45,000     45,057,780
     0.875%, 12/27/13.............................  155,000    155,747,100
     0.375%, 01/29/14.............................  120,000    120,209,760
     2.375%, 03/14/14.............................  157,000    160,033,868
     1.375%, 05/28/14.............................   30,000     30,388,380
     0.375%, 06/12/14.............................   60,000     60,134,100
     2.500%, 06/13/14.............................    3,880      3,980,616
     0.250%, 02/20/15.............................   13,000     12,996,880
Federal Home Loan Mortgage Corporation
     4.125%, 09/27/13.............................   14,047     14,276,767
     0.375%, 10/30/13.............................  293,000    293,342,224
     4.875%, 11/15/13.............................   25,000     25,647,100
     0.375%, 11/27/13.............................   86,000     86,120,486
     0.625%, 12/23/13.............................   45,000     45,132,435
     2.500%, 01/07/14.............................   98,000     99,606,220
     4.500%, 01/15/14.............................   93,000     95,844,777
     1.375%, 02/25/14.............................    4,000      4,040,012
     2.500%, 04/23/14.............................   50,000     51,158,750
     5.000%, 07/15/14.............................   45,000     47,610,315
Federal National Mortgage Association
     2.875%, 12/11/13.............................  118,000    119,997,032
     0.750%, 12/18/13.............................  155,000    155,628,835
     1.250%, 02/27/14.............................  100,000    100,995,000
     2.750%, 03/13/14.............................  125,000    127,813,625
     4.125%, 04/15/14.............................   50,000     51,894,600
     1.125%, 06/27/14.............................   12,000     12,133,776
     3.000%, 09/16/14.............................   25,000     25,979,850
                                                            --------------
TOTAL AGENCY OBLIGATIONS..........................           2,158,007,324
                                                            --------------

BONDS -- (65.5%)
Agence Francaise de Developpement
     1.250%, 06/09/14.............................   92,216     93,062,266
Asian Development Bank
     2.750%, 05/21/14.............................   50,000     51,325,500
     2.625%, 02/09/15.............................   50,000     52,060,500
Australia & New Zealand Banking Group, Ltd.
     2.125%, 09/19/14.............................    6,868      6,977,950
     3.700%, 01/13/15.............................   49,544     52,164,878
(r)  0.551%, 01/29/15.............................   60,000     60,014,100
Australia & New Zealand Banking Group, Ltd.
 Floating Rate Note
(r)  1.019%, 01/10/14.............................      750        753,598

                                                     Face
                                                    Amount     Value+
                                                    ------     ------
                                                    (000)
Bank Nederlandse Gemeenten
     1.500%, 03/28/14............................. $ 25,000 $ 25,268,500
     5.000%, 05/16/14.............................   29,254   30,642,453
     1.000%, 11/17/14.............................  139,400  140,668,819
     3.125%, 01/12/15.............................   26,000   27,170,000
     1.375%, 03/23/15.............................   17,070   17,368,384
Bank of New York Mellon Corp. (The)
     5.125%, 08/27/13.............................   13,500   13,706,253
#    4.300%, 05/15/14.............................   14,955   15,562,009
#    3.100%, 01/15/15.............................   29,600   30,967,550
Bank of Nova Scotia
(r)  0.781%, 12/13/13.............................   35,000   35,123,830
#    2.375%, 12/17/13.............................   60,700   61,479,206
(r)  0.792%, 02/10/14.............................   75,000   75,291,750
(r)  0.525%, 10/10/14.............................   14,000   14,002,954
Belgium Government International Bond
     2.750%, 03/05/15.............................   10,000   10,394,400
Berkshire Hathaway Finance Corp.
     1.500%, 01/10/14.............................    1,800    1,813,910
Berkshire Hathaway Finance Corp. Floating Rate
 Note
(r)  0.609%, 01/10/14.............................    4,100    4,109,590
Berkshire Hathaway, Inc. Floating Rate Note
(r)  0.990%, 08/15/14.............................   12,700   12,805,740
Caisse d'Amortissement de la Dette Sociale
     1.375%, 01/27/14.............................   45,000   45,339,750
     3.500%, 07/01/14.............................   63,000   65,299,248
     1.250%, 07/11/14.............................  106,000  107,133,140
Commonwealth Bank of Australia
     3.750%, 10/15/14.............................   77,164   80,792,869
#    3.500%, 03/19/15.............................   14,639   15,435,815
Commonwealth Bank of Australia Floating Rate Note
(r)  1.010%, 03/17/14.............................    5,609    5,644,954
(r)  1.031%, 06/14/13.............................   50,000   50,000,000
(r)  1.553%, 01/17/14.............................   49,000   49,452,123
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
#    1.850%, 01/10/14.............................   28,155   28,448,882
     4.200%, 05/13/14.............................   38,024   39,470,015
     1.875%, 12/15/14.............................   22,900   23,347,558
     0.600%, 04/29/15.............................  140,600  140,048,145
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA Floating Rate Note
(r)  0.476%, 07/25/13.............................    6,300    6,302,545

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount     Value+
                                                    ------     ------
                                                    (000)
Council Of Europe Development Bank
     4.500%, 06/30/14............................. $ 32,000 $ 33,547,584
     2.750%, 02/10/15.............................   81,626   85,116,328
     4.000%, 04/15/15.............................   25,000   26,746,750
EUROFIMA
     4.500%, 03/06/15.............................    3,600    3,870,000
European Investment Bank
#    1.250%, 02/14/14.............................   48,300   48,678,189
#    2.375%, 03/14/14.............................    5,000    5,091,400
#    3.000%, 04/08/14.............................   40,000   41,012,400
     1.500%, 05/15/14.............................   45,000   45,571,500
     4.625%, 05/15/14.............................   10,000   10,448,600
     4.750%, 10/15/14.............................   30,000   31,923,000
#    2.875%, 01/15/15.............................   48,000   50,068,800
General Electric Capital Corp.
#    4.750%, 09/15/14.............................   35,000   36,988,105
     3.750%, 11/14/14.............................   37,911   39,738,955
#    2.150%, 01/09/15.............................  103,000  105,650,293
General Electric Capital Corp. Floating Rate Note
(r)  0.540%, 09/15/14.............................   55,604   55,657,380
Inter-American Development Bank
     3.000%, 04/22/14.............................   25,000   25,674,700
International Business Machines Corp.
     2.100%, 05/06/13.............................   19,950   19,953,032
Japan Finance Organization for Municipalities
     4.625%, 04/21/15.............................   35,200   38,004,736
Johnson & Johnson
#    0.700%, 05/15/13.............................   36,000   36,005,868
JPMorgan Chase & Co.
#    1.650%, 09/30/13.............................   50,400   50,679,266
#    5.375%, 01/15/14.............................    8,614    8,917,109
#    2.050%, 01/24/14.............................   27,000   27,336,150
JPMorgan Chase & Co. Floating Rate Note
(r)  1.075%, 01/24/14.............................  105,400  105,990,556
(r)  1.030%, 05/02/14.............................    6,300    6,343,886
KFW
     4.000%, 10/15/13.............................   25,150   25,570,005
#    1.500%, 04/04/14.............................   56,000   56,623,840
     4.125%, 10/15/14.............................   10,500   11,077,416
#    1.000%, 01/12/15.............................  130,500  132,016,671
Kommunalbanken A.S.
     1.000%, 06/16/14.............................   13,000   13,097,500
     2.875%, 10/27/14.............................  105,500  109,509,211
     1.000%, 02/09/15.............................   14,000   14,155,848
Kommunekredit
     0.750%, 09/02/14.............................   23,000   23,127,995
Landeskreditbank Baden- Wuerttemberg Foerderbank
     1.750%, 02/18/14.............................   40,000   40,446,320
Landwirtschaftliche Rentenbank
     2.250%, 03/11/14.............................    4,650    4,727,376
     4.000%, 02/02/15.............................   10,000   10,630,200

                                                     Face
                                                    Amount     Value+
                                                    ------     ------
                                                    (000)
Manitoba, Province of Canada
     1.375%, 04/28/14............................. $ 29,790 $ 30,128,325
National Australia Bank, Ltd.
(r)  1.553%, 01/17/14.............................   60,000   60,540,540
(r)  1.502%, 01/30/14.............................   51,930   52,420,738
     2.250%, 04/11/14.............................    1,600    1,626,400
#    2.000%, 03/09/15.............................   42,410   43,515,629
National Australia Bank, Ltd. Floating Rate Note
(r)  1.442%, 02/14/14.............................   35,750   36,075,647
Nederlandse Waterschapsbank NV
     1.375%, 05/16/14.............................  152,805  154,487,077
     1.250%, 10/20/14.............................   50,650   51,311,489
     3.000%, 03/17/15.............................   31,037   32,486,428
Network Rail Infrastructure Finance P.L.C.
     0.875%, 01/20/15.............................   25,000   25,227,000
Nordea Bank AB
#    3.700%, 11/13/14.............................   18,000   18,824,490
#    2.250%, 03/20/15.............................   16,135   16,582,682
Nordea Bank Finland P.L.C. Floating Rate Note
(r)  1.159%, 04/09/14.............................   80,000   80,624,800
(r)  0.804%, 10/15/14.............................   90,000   90,308,790
Nordic Investment Bank
     2.625%, 10/06/14.............................    8,400    8,682,240
NRW Bank
     1.625%, 01/17/14.............................   10,872   10,959,715
     2.500%, 02/19/14.............................    6,300    6,375,449
NRW Bank Floating Rate Note
(r)  0.607%, 12/01/14.............................   24,000   24,086,400
Oesterreichische Kontrollbank AG
     1.375%, 01/21/14.............................    3,244    3,267,451
Ontario, Province of Canada
     1.375%, 01/27/14.............................   67,493   68,058,591
     4.100%, 06/16/14.............................   52,900   55,156,502
     4.500%, 02/03/15.............................   83,100   89,074,059
#    2.950%, 02/05/15.............................   26,025   27,193,809
Quebec, Province of Canada
     4.875%, 05/05/14.............................   39,400   41,228,948
Royal Bank of Canada
     1.450%, 10/30/14.............................   65,875   66,832,493
#    1.150%, 03/13/15.............................   64,798   65,600,134
     0.560%, 05/01/15.............................  105,800  105,785,188
Societe Financement de l'Economie Francaise
     3.375%, 05/05/14.............................   10,000   10,307,800
     2.875%, 09/22/14.............................  201,000  208,006,860
State of North Rhine-Westphalia
     1.625%, 09/17/14.............................   43,900   44,579,748
Svensk Exportkredit AB
     3.250%, 09/16/14.............................   45,368   47,194,924
Svensk Exportkredit AB Floating Rate Note
(r)  0.434%, 03/23/14.............................   24,000   24,021,360

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount      Value+
                                                    ------      ------
                                                    (000)
Svenska Handelsbanken AB
      4.875%, 06/10/14............................. $10,430 $   10,936,898
      0.592%, 01/16/15.............................  81,000     80,977,239
Svenska Handelsbanken AB Floating Rate Note
(r)   0.787%, 08/30/13.............................  19,500     19,536,952
      0.461%, 10/06/14.............................  95,000     94,972,355
Sweden Government International Bond
      1.000%, 06/03/14.............................  14,000     14,116,200
Toronto-Dominion Bank (The)
#     1.375%, 07/14/14.............................  27,000     27,310,473
Toronto-Dominion Bank (The) Floating Rate Note
(r)   0.456%, 07/26/13.............................  92,000     92,043,700
Total Capital Canada, Ltd. Floating Rate Note
(r)   0.383%, 05/13/13.............................  62,300     62,305,607
(r)   0.658%, 01/17/14.............................  45,000     45,146,295
Toyota Motor Credit Corp.
      1.375%, 08/12/13.............................  22,100     22,161,880
#     1.250%, 11/17/14.............................  37,000     37,469,974
#     1.000%, 02/17/15.............................  14,240     14,389,321
Toyota Motor Credit Corp. Floating Rate Note
(r)   0.678%, 01/17/14.............................  13,500     13,541,540
(r)   0.459%, 11/21/14.............................  38,300     38,348,028
(r)   0.454%, 12/05/14.............................  16,200     16,221,060
(r)   0.424%, 04/08/15.............................  39,500     39,485,266
US Bancorp
      2.875%, 11/20/14.............................  23,400     24,277,243
Wachovia Corp.
      5.500%, 05/01/13.............................  41,925     41,925,000
#     5.700%, 08/01/13.............................  10,000     10,132,110
Wal-Mart Stores, Inc.
      4.550%, 05/01/13.............................  39,250     39,250,000
#     1.625%, 04/15/14.............................  13,530     13,698,503
      3.200%, 05/15/14.............................   2,900      2,988,505
Westpac Banking Corp.
      2.100%, 08/02/13.............................   3,304      3,318,514
(r)   1.242%, 02/14/14.............................   2,225      2,241,131
      2.900%, 09/10/14.............................  10,000     10,348,700
Westpac Banking Corp. Floating Rate Note
(r)   1.011%, 12/09/13.............................   4,705      4,723,382
#(r)  1.014%, 03/31/14.............................  60,000     60,367,260
                                                            --------------
TOTAL BONDS........................................          5,312,250,995
                                                            --------------

                                                       Face
                                                      Amount        Value+
                                                      ------        ------
                                                       (000)
COMMERCIAL PAPER -- (7.0%)
Australia & New Zealand Banking Group, Ltd.
##    0.180%, 06/04/13............................. $    35,000 $   34,994,050
##    0.190%, 06/06/13.............................      24,700     24,695,307
Banque et Caisse d'Epargne de l'Etat
      0.223%, 05/07/13.............................      15,000     14,999,450
      0.255%, 07/18/13.............................      12,300     12,294,251
      0.270%, 07/19/13.............................      50,000     49,976,335
BNZ International Funding, Ltd.
##    0.203%, 05/07/13.............................      20,000     19,999,333
Caisse des Depots et Consignations
##    0.375%, 05/21/13.............................     100,000     99,979,445
##    0.230%, 06/07/13.............................      35,000     34,991,726
##    0.205%, 06/20/13.............................      25,000     24,992,882
CPPIB Capital, Inc.
##    0.150%, 05/16/13.............................      60,000     59,996,250
Nordea Bank AB
      0.233%, 05/08/13.............................      10,000      9,999,553
      0.190%, 06/04/13.............................      20,000     19,996,411
Standard Chartered Bank
##    0.233%, 05/01/13.............................      15,000     15,000,000
##    0.233%, 05/06/13.............................      10,000      9,999,681
##    0.223%, 05/29/13.............................      25,000     24,995,722
##    0.220%, 06/04/13.............................      30,000     29,994,050
##    0.210%, 06/05/13.............................      13,100     13,097,325
Toronto Dominion Bank (The)
##    0.190%, 06/20/13.............................      64,600     64,582,953
                                                                --------------
TOTAL COMMERCIAL PAPER.............................                564,584,724
                                                                --------------

                                                      Shares
                                                      ------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves...  14,666,895     14,666,895
                                                                --------------

                                                      Shares/
                                                       Face
                                                      Amount
                                                      -------         -
                                                       (000)
SECURITIES LENDING COLLATERAL -- (0.7%)
(S)@  DFA Short Term Investment Fund...............   4,709,429     54,488,090
                                                                --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $8,089,485,216)............................              $8,103,998,028
                                                                ==============

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               -------------------------------------------------
                                 Level 1      Level 2     Level 3     Total
                               ----------- -------------- ------- --------------
Agency Obligations............          -- $2,158,007,324   --    $2,158,007,324
Bonds.........................          --  5,312,250,995   --     5,312,250,995
Commercial Paper..............          --    564,584,724   --       564,584,724
Temporary Cash Investments.... $14,666,895             --   --        14,666,895
Securities Lending Collateral.          --     54,488,090   --        54,488,090
                               ----------- --------------   --    --------------
TOTAL......................... $14,666,895 $8,089,331,133   --    $8,103,998,028
                               =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
BONDS -- (94.0%)
AUSTRALIA -- (5.8%)
National Australia Bank, Ltd.
    3.500%, 01/23/15............................. EUR 103,456 $143,457,133
Toyota Finance Australia, Ltd.
    3.550%, 03/24/14............................. NZD   3,000    2,583,294
Westpac Banking Corp.
    2.100%, 08/02/13.............................      29,880   30,011,263
    3.750%, 12/01/14............................. CAD  96,551   98,976,635
                                                              ------------
TOTAL AUSTRALIA..................................              275,028,325
                                                              ------------

AUSTRIA -- (3.4%)
Austria Government International Bond
    3.250%, 06/25/13.............................      92,700   93,080,070
KA Finanz AG
    2.250%, 03/24/14............................. EUR  27,535   36,927,860
Oesterreichische Kontrollbank AG
    1.375%, 01/21/14.............................      18,000   18,130,122
    3.500%, 04/28/14............................. EUR  10,000   13,601,254
                                                              ------------
TOTAL AUSTRIA....................................              161,739,306
                                                              ------------

BELGIUM -- (2.9%)
Belgium Government Bond
    4.250%, 09/28/14............................. EUR  96,500  134,471,434
Belgium Government International Bond
    2.750%, 03/05/15.............................       5,000    5,197,200
                                                              ------------
TOTAL BELGIUM....................................              139,668,634
                                                              ------------

CANADA -- (17.1%)
Bank of Nova Scotia
    3.430%, 07/16/14............................. CAD 114,500  116,413,921
    3.350%, 11/18/14............................. CAD  17,500   17,874,684
British Columbia, Province of Canada
    7.500%, 06/09/14............................. CAD 108,000  114,663,636
Canada Housing Trust No. 1
    2.750%, 09/15/14............................. CAD  13,000   13,202,204
Canadian Government Bond
    2.000%, 08/01/13............................. CAD 142,000  141,312,164
GE Capital Canada Funding Co.
    2.950%, 02/10/14............................. CAD   8,000    8,040,657
Manitoba, Province of Canada
    4.800%, 12/03/14............................. CAD  60,000   63,007,593
Ontario, Province of Canada
#   2.950%, 02/05/15.............................     134,600  140,645,021

                                                        Face
                                                       Amount^    Value+
                                                    -  -------    ------
                                                        (000)
CANADA -- (Continued)
Quebec, Province of Canada
     4.875%, 05/05/14.............................   $  22,500 $ 23,544,450
Royal Bank of Canada
     4.710%, 12/22/14............................. CAD  78,100   81,739,679
     2.050%, 01/13/15............................. CAD  61,000   61,155,611
Total Capital Canada, Ltd. Floating Rate Note
(r)  0.658%, 01/17/14.............................      31,540   31,642,537
                                                               ------------
TOTAL CANADA......................................              813,242,157
                                                               ------------

DENMARK -- (3.6%)
Denmark Government Bond
     2.000%, 11/15/14............................. DKK 732,000  133,424,136
Kommunekredit
     1.250%, 09/03/13.............................      40,000   40,117,440
                                                               ------------
TOTAL DENMARK.....................................              173,541,576
                                                               ------------

FINLAND -- (0.3%)
Nordea Bank Finland P.L.C. Floating Rate Note
(r)  0.771%, 01/27/14.............................      16,000   16,055,184
                                                               ------------

FRANCE -- (7.8%)
Caisse d'Amortissement de la Dette Sociale
     3.500%, 07/01/14.............................      71,662   74,277,376
     2.625%, 01/15/15............................. EUR  22,000   30,149,906
     1.875%, 02/16/15............................. EUR  23,000   31,173,719
French Treasury Note BTAN
     0.750%, 09/25/14............................. EUR  35,000   46,522,072
Societe Financement de l'Economie Francaise
     3.125%, 06/30/14............................. EUR  76,300  103,929,698
Total Capital SA
     3.500%, 02/27/14............................. EUR  24,737   33,444,093
UNEDIC
     2.375%, 03/31/14............................. EUR  37,200   49,964,098
                                                               ------------
TOTAL FRANCE......................................              369,460,962
                                                               ------------

GERMANY -- (7.9%)
FMS Wertmanagement AoeR
     1.375%, 01/16/15............................. EUR  70,000   94,127,981
KFW
     5.125%, 07/22/13............................. NZD  13,000   11,194,385
     1.750%, 08/04/14............................. EUR  14,500   19,499,085
     2.875%, 08/26/14............................. CAD  10,598   10,740,541
     4.950%, 10/14/14............................. CAD  61,070   63,799,161

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                        Face
                                                       Amount^     Value+
                                                   -   -------     ------
                                                        (000)
GERMANY -- (Continued)
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.000%, 10/15/13.............................   $    17,000 $ 17,040,800
    3.250%, 01/29/14............................. EUR    20,000   26,944,807
Landwirtschaftliche Rentenbank
#   4.125%, 07/15/13.............................        17,000   17,133,280
NRW Bank
    1.375%, 08/26/13.............................         2,000    2,006,292
    1.625%, 12/15/13............................. GBP    10,000   15,632,602
    3.375%, 03/18/14............................. EUR    55,667   75,332,297
State of North Rhine- Westphalia
    1.500%, 01/13/15.............................        22,500   22,865,850
                                                                ------------
TOTAL GERMANY....................................                376,317,081
                                                                ------------

IRELAND -- (0.8%)
GE Capital European Funding
    2.000%, 02/27/15............................. EUR    28,000   37,742,937
                                                                ------------

JAPAN -- (0.6%)
Japan Finance Organization for Municipalities
    1.350%, 11/26/13............................. JPY 2,941,000   30,373,529
                                                                ------------

NETHERLANDS -- (10.0%)
Bank Nederlandse Gemeenten
    4.000%, 07/15/14............................. EUR    12,000   16,530,489
    1.000%, 11/17/14.............................        27,000   27,245,754
    1.375%, 03/23/15.............................        94,876   96,534,432
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
    4.375%, 01/22/14............................. EUR    15,500   21,005,314
    6.250%, 07/10/14............................. NZD    11,167    9,905,256
    3.000%, 02/16/15............................. EUR    76,000  104,562,180
Nederlandse Waterschapsbank NV
    4.250%, 09/16/14............................. EUR    30,000   41,729,683
    3.000%, 03/17/15.............................         5,000    5,233,500
Netherlands Government Bond
    1.000%, 01/15/14............................. EUR    29,000   38,454,627
SNS Bank NV
    3.500%, 03/10/14............................. EUR    85,165  115,324,309
                                                                ------------
TOTAL NETHERLANDS................................                476,525,544
                                                                ------------

NEW ZEALAND -- (0.1%)
Westpac Securities NZ, Ltd.
    3.450%, 07/28/14.............................         4,300    4,467,270
                                                                ------------

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
NORWAY -- (2.8%)
Kommunalbanken A.S.
    2.875%, 10/27/14.............................   $  98,270 $102,004,457
    1.000%, 02/09/15.............................      29,000   29,322,828
                                                              ------------
TOTAL NORWAY.....................................              131,327,285
                                                              ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (11.0%)
Asian Development Bank
    3.375%, 05/20/14............................. NOK 208,600   36,807,147
Council Of Europe Development Bank
    5.500%, 06/12/14............................. NZD  26,370   23,134,035
    4.500%, 06/30/14.............................      35,000   36,692,670
    3.375%, 12/08/14............................. GBP  15,897   25,806,839
    4.000%, 04/15/15.............................      43,706   46,759,738
EUROFIMA
    1.875%, 05/28/13.............................      10,000   10,009,600
European Financial Stability Facility
    1.000%, 03/12/14............................. EUR 106,000  140,629,766
European Investment Bank
    1.125%, 08/15/14.............................      35,700   36,089,130
    6.500%, 09/10/14............................. NZD  80,362   72,037,576
    4.250%, 10/15/14............................. EUR  23,000   32,128,455
European Union
    3.125%, 04/03/14............................. EUR  26,200   35,463,316
International Bank for Reconstruction &
 Development
    1.750%, 07/15/13.............................      25,000   25,084,225
Nordic Investment Bank
    5.250%, 02/26/14............................. NZD   1,400    1,222,304
                                                              ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              521,864,801
                                                              ------------

SWEDEN -- (7.8%)
Kommuninvest I Sverige AB
    3.600%, 05/21/14............................. NZD   7,300    6,253,628
Nordea Bank AB
    4.500%, 05/12/14............................. EUR  89,628  123,058,761
Svensk Exportkredit AB
    3.625%, 05/27/14............................. EUR  97,050  132,436,767
    7.625%, 06/30/14............................. NZD   5,800    5,212,367
    3.250%, 09/16/14.............................       1,782    1,853,759
Svenska Handelsbanken AB
    4.875%, 03/25/14............................. EUR  74,668  102,351,791
                                                              ------------
TOTAL SWEDEN.....................................              371,167,073
                                                              ------------

UNITED KINGDOM -- (2.0%)
Network Rail Infrastructure Finance P.L.C.
    3.500%, 06/17/13.............................      97,000   97,388,776
                                                              ------------

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^     Value+
                                                   -  -------     ------
                                                       (000)
UNITED STATES -- (10.1%)
General Electric Capital Corp.
#   2.150%, 01/09/15.............................   $  95,000 $   97,444,445
JPMorgan Chase & Co.
#   2.050%, 01/24/14.............................      44,000     44,547,800
Microsoft Corp.
    2.950%, 06/01/14.............................      38,274     39,393,514
Nestle Holdings, Inc.
    2.125%, 03/12/14.............................      14,168     14,392,960
Pfizer, Inc.
    4.750%, 12/15/14............................. EUR  13,700     19,302,001
Procter & Gamble Co. (The)
    4.500%, 05/12/14............................. EUR  99,872    137,222,889
Toyota Motor Credit Corp.
    1.375%, 08/12/13.............................      11,100     11,131,080
    4.625%, 09/18/13............................. EUR  56,727     75,926,908
#   1.000%, 02/17/15.............................      19,800     20,007,623
Wal-Mart Stores, Inc.
#   4.550%, 05/01/13.............................      19,047     19,047,000
                                                              --------------
TOTAL UNITED STATES..............................                478,416,220
                                                              --------------
TOTAL BONDS......................................              4,474,326,660
                                                              --------------

AGENCY OBLIGATIONS -- (3.8%)
Federal Home Loan Bank
    1.375%, 05/28/14.............................      95,000     96,229,870
#   0.250%, 02/20/15.............................      25,000     24,994,000
Federal National Mortgage Association
    4.125%, 04/15/14.............................      28,000     29,060,976
#   1.125%, 06/27/14.............................      33,000     33,367,884
                                                              --------------
TOTAL AGENCY OBLIGATIONS.........................                183,652,730
                                                              --------------

COMMERCIAL PAPER -- (1.9%)
Coca-Cola Co. (The)
##  0.249%, 05/13/13.............................      20,000     19,998,361
NRW Bank
##  0.185%, 06/11/13.............................      40,000     39,991,667
Toyota Motor Credit Corp.
    0.259%, 05/13/13.............................      30,000     29,997,443
                                                              --------------
TOTAL COMMERCIAL PAPER...........................                 89,987,471
                                                              --------------

                                                     Shares/
                                                      Face
                                                     Amount        Value+
                                                     -------       ------
                                                      (000)
SECURITIES LENDING COLLATERAL -- (0.3%)
(S)@  DFA Short Term Investment Fund...............  1,123,596 $   13,000,000
@     Repurchase Agreement, Deutsche Bank
       Securities, Inc. 0.16%, 05/01/13
       (Collateralized by $244,675 FNMA, rates
       ranging from 3.000% to 3.500%, maturities
       ranging from 09/01/32 to 08/01/42, valued
       at $250,068) to be repurchased at $245,166.. $      245        245,165
                                                               --------------
TOTAL SECURITIES LENDING COLLATERAL................                13,245,165
                                                               --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $4,744,601,218)............................             $4,761,212,026
                                                               ==============

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             Investments in Securities (Market Value)
                                          ----------------------------------------------
                                          Level 1     Level 2     Level 3      Total
                                          ------- --------------  ------- --------------
Bonds
  Australia..............................   --    $  275,028,325    --    $  275,028,325
  Austria................................   --       161,739,306    --       161,739,306
  Belgium................................   --       139,668,634    --       139,668,634
  Canada.................................   --       813,242,157    --       813,242,157
  Denmark................................   --       173,541,576    --       173,541,576
  Finland................................   --        16,055,184    --        16,055,184
  France.................................   --       369,460,962    --       369,460,962
  Germany................................   --       376,317,081    --       376,317,081
  Ireland................................   --        37,742,937    --        37,742,937
  Japan..................................   --        30,373,529    --        30,373,529
  Netherlands............................   --       476,525,544    --       476,525,544
  New Zealand............................   --         4,467,270    --         4,467,270
  Norway.................................   --       131,327,285    --       131,327,285
  Supranational Organization Obligations.   --       521,864,801    --       521,864,801
  Sweden.................................   --       371,167,073    --       371,167,073
  United Kingdom.........................   --        97,388,776    --        97,388,776
  United States..........................   --       478,416,220    --       478,416,220
Agency Obligations.......................   --       183,652,730    --       183,652,730
Commercial Paper.........................   --        89,987,471    --        89,987,471
Securities Lending Collateral............   --        13,245,165    --        13,245,165
Forward Currency Contracts**.............   --       (37,677,207)   --       (37,677,207)
                                            --    --------------    --    --------------
TOTAL....................................   --    $4,723,534,819    --    $4,723,534,819
                                            ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

             DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                       Face
                                                      Amount^       Value+
                                                   -  -------       ------
                                                       (000)
BONDS -- (94.6%)
AUSTRALIA -- (8.7%)
Commonwealth Bank of Australia
    1.900%, 09/18/17.............................   $  10,000    $  10,324,260
National Australia Bank, Ltd.
    5.750%, 06/24/13............................. AUD   9,900       10,288,662
    6.750%, 09/16/14............................. AUD  12,146       13,197,084
Queensland Treasury Corp.
    6.000%, 08/14/13............................. AUD  15,000       15,685,342
Rio Tinto Finance USA, Ltd.
    2.500%, 05/20/16.............................       2,525        2,642,425
Toyota Finance Australia, Ltd.
    3.980%, 01/23/14............................. NZD   9,000        7,735,819
Westpac Banking Corp.
    6.375%, 12/10/13............................. AUD  10,000       10,536,503
    2.000%, 08/14/17.............................      10,425       10,825,966
                                                                 -------------
TOTAL AUSTRALIA..................................                   81,236,061
                                                                 -------------

AUSTRIA -- (1.3%)
Austria Government Bond
    4.300%, 09/15/17............................. EUR   8,000       12,273,978
                                                                 -------------

BELGIUM -- (2.4%)
Belgium Government Bond
    4.000%, 03/28/18............................. EUR  15,000       22,865,948
                                                                 -------------

CANADA -- (8.4%)
Brookfield Asset Management, Inc.
    5.800%, 04/25/17.............................       4,150        4,685,018
Enbridge, Inc.
    5.800%, 06/15/14.............................       5,000        5,283,045
GE Capital Canada Funding Co.
    5.150%, 06/06/13............................. CAD   6,500        6,475,870
Husky Energy, Inc.
    5.900%, 06/15/14.............................       5,000        5,279,340
Ontario, Province of Canada
    3.000%, 05/14/13............................. NOK  72,480       12,569,149
    4.750%, 06/02/13............................. CAD  13,000       12,943,094
Royal Bank of Canada
    5.060%, 07/17/13............................. CAD  12,000       12,007,981
    2.050%, 01/13/15............................. CAD  10,000       10,025,510
Teck Resources, Ltd.
    2.500%, 02/01/18.............................       5,000        5,078,905
TransAlta Corp.
    4.750%, 01/15/15.............................       4,000        4,221,360
                                                                 -------------
TOTAL CANADA.....................................                   78,569,272
                                                                 -------------

CAYMAN ISLANDS -- (0.4%)
Noble Holding International, Ltd.
    2.500%, 03/15/17.............................       3,500        3,593,985
                                                                 -------------

                                                       Face
                                                      Amount^       Value+
                                                   -  -------       ------
                                                       (000)
DENMARK -- (1.3%)
Denmark Government Bond
    4.000%, 11/15/17............................. DKK  60,000    $  12,391,302
                                                                 -------------

FINLAND -- (1.6%)
Municipality Finance P.L.C.
    2.750%, 09/16/13............................. NOK   6,500        1,130,244
    2.000%, 05/28/14............................. SEK  90,000       13,976,902
                                                                 -------------
TOTAL FINLAND....................................                   15,107,146
                                                                 -------------

FRANCE -- (3.5%)
BNP Paribas SA
    2.375%, 09/14/17.............................       8,000        8,204,720
France Government Bond OAT
    4.250%, 10/25/17............................. EUR  13,000       19,893,854
Societe Generale SA
    2.750%, 10/12/17.............................       4,000        4,153,152
                                                                 -------------
TOTAL FRANCE.....................................                   32,251,726
                                                                 -------------

GERMANY -- (3.2%)
Deutsche Bank AG
    6.000%, 09/01/17.............................       4,000        4,766,620
KFW
    5.125%, 07/22/13............................. NZD   7,000        6,027,746
    3.750%, 08/16/17............................. NZD  10,000        8,683,949
NRW Bank
    3.500%, 05/21/13............................. NOK  56,000        9,714,856
State of North Rhine- Westphalia
    3.250%, 05/28/14............................. NOK   3,670          645,727
                                                                 -------------
TOTAL GERMANY....................................                   29,838,898
                                                                 -------------

JAPAN -- (0.7%)
Nomura Holdings, Inc.
    5.000%, 03/04/15.............................       5,770        6,156,988
                                                                 -------------

NETHERLANDS -- (7.6%)
Bank Nederlandse Gemeenten
    5.500%, 06/03/13............................. AUD   5,158        5,355,872
    4.250%, 10/02/13............................. NOK  26,500        4,638,706
    6.250%, 11/12/13............................. AUD   3,000        3,151,835
    3.750%, 11/25/13............................. NOK  25,000        4,375,271
    5.375%, 12/16/13............................. AUD   7,500        7,856,542
Cooperatieve Centrale
 Raiffeisen-Boerenleenbank BA
    4.000%, 05/29/13............................. NOK  46,590        8,086,696
    5.500%, 12/16/13............................. NZD   7,000        6,086,582
    6.250%, 07/10/14............................. NZD   6,500        5,765,574
Netherlands Government Bond
    1.250%, 01/15/18............................. EUR  19,000       25,817,260
                                                                 -------------
TOTAL NETHERLANDS................................                   71,134,338
                                                                 -------------

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^       Value+
                                                   -  -------       ------
                                                       (000)
NORWAY -- (3.6%)
Kommunalbanken A.S.
    3.500%, 02/24/14............................. NOK  57,000    $  10,002,939
Norway Government Bond
    6.500%, 05/15/13............................. NOK  75,000       13,017,472
Statoil ASA
    3.125%, 08/17/17.............................      10,000       10,886,330
                                                                 -------------
TOTAL NORWAY.....................................                   33,906,741
                                                                 -------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (7.3%)
EUROFIMA
    6.000%, 01/28/14............................. AUD  12,595       13,321,792
European Financial Stability Facility
    1.625%, 09/15/17............................. EUR  18,000       24,701,956
European Investment Bank
    4.500%, 05/15/13............................. NOK  29,180        5,063,298
    6.500%, 09/10/14............................. NZD   3,000        2,689,240
    4.250%, 05/19/17............................. NOK  60,000       11,225,457
International Bank for Reconstruction &
 Development
    2.250%, 11/08/13............................. SEK  20,800        3,222,823
Nordic Investment Bank
    5.250%, 02/26/14............................. NZD   2,542        2,219,354
    7.500%, 04/15/15............................. NZD   6,500        6,039,284
                                                                 -------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....                   68,483,204
                                                                 -------------

SWEDEN -- (1.2%)
Kommuninvest I Sverige AB
    3.600%, 05/21/14............................. NZD   5,000        4,283,307
Svensk Exportkredit AB
    3.000%, 06/10/13............................. NOK  10,000        1,735,195
    7.625%, 06/30/14............................. NZD   5,575        5,010,163
                                                                 -------------
TOTAL SWEDEN.....................................                   11,028,665
                                                                 -------------

SWITZERLAND -- (1.3%)
Credit Suisse New York
    3.500%, 03/23/15.............................       5,000        5,266,000
UBS AG
    3.875%, 01/15/15.............................       3,993        4,197,717
    5.875%, 12/20/17.............................       2,325        2,767,087
                                                                 -------------
TOTAL SWITZERLAND................................                   12,230,804
                                                                 -------------

UNITED KINGDOM -- (6.0%)
Barclays Bank P.L.C.
    5.000%, 09/22/16.............................       6,000        6,763,218
BP Capital Markets P.L.C.
    3.125%, 10/01/15.............................       5,000        5,289,250
Lloyds TSB Bank P.L.C.
    4.200%, 03/28/17.............................       4,000        4,424,560

                                                        Face
                                                       Amount^       Value+
                                                   -   -------       ------
                                                        (000)
UNITED KINGDOM -- (Continued)
Rio Tinto Finance USA P.L.C.
    1.625%, 08/21/17............................. $      2,628    $   2,663,812
Royal Bank of Scotland Group P.L.C.
    2.550%, 09/18/15.............................        4,000        4,120,236
United Kingdom Gilt
    5.000%, 03/07/18............................. GBP   14,500       27,171,987
Vodafone Group P.L.C.
    5.625%, 02/27/17.............................        5,000        5,796,890
                                                                  -------------
TOTAL UNITED KINGDOM.............................                    56,229,953
                                                                  -------------

UNITED STATES -- (36.1%)
Actavis, Inc.
    1.875%, 10/01/17.............................   $    4,000        3,991,048
Aetna, Inc.
    6.000%, 06/15/16.............................        5,000        5,752,205
Aflac, Inc.
    2.650%, 02/15/17.............................        4,000        4,221,776
Agilent Technologies, Inc.
    6.500%, 11/01/17.............................        3,580        4,296,813
Airgas, Inc.
    4.500%, 09/15/14.............................        7,350        7,719,771
Alcoa, Inc.
    5.550%, 02/01/17.............................        2,000        2,195,776
American Express Co.
    6.150%, 08/28/17.............................        5,000        5,997,095
American International Group, Inc.
    5.850%, 01/16/18.............................        4,000        4,692,096
Ameriprise Financial, Inc.
    5.650%, 11/15/15.............................        2,438        2,736,497
Anadarko Petroleum Corp.
    5.950%, 09/15/16.............................        4,000        4,599,536
AT&T, Inc.
    1.400%, 12/01/17.............................        3,000        3,013,551
Autodesk, Inc.
    1.950%, 12/15/17.............................        4,000        3,995,048
Bank of America Corp.
    4.500%, 04/01/15.............................        4,000        4,243,060
    6.000%, 09/01/17.............................        4,000        4,651,372
Berkshire Hathaway Finance Corp.
    1.600%, 05/15/17.............................       10,000       10,229,400
Buckeye Partners L.P.
    6.050%, 01/15/18.............................        1,880        2,140,305
Capital One Financial Corp.
    6.750%, 09/15/17.............................        4,000        4,848,804
Cardinal Health, Inc.
    1.700%, 03/15/18.............................        9,000        9,030,087
Cigna Corp.
    5.375%, 03/15/17.............................        1,190        1,359,301
Citigroup, Inc.
    4.450%, 01/10/17.............................        4,000        4,423,360
    6.000%, 08/15/17.............................        4,000        4,707,892

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^       Value+
                                                     -   -------       ------
                                                          (000)
UNITED STATES -- (Continued)
Comerica, Inc.
     3.000%, 09/16/15.............................. $      1,000    $   1,052,472
Computer Sciences Corp.
     2.500%, 09/15/15..............................        4,000        4,107,608
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc.
     2.400%, 03/15/17..............................        4,000        4,139,604
Eastman Chemical Co.
     2.400%, 06/01/17..............................        4,000        4,145,404
Enbridge Energy Partners L.P.
     5.875%, 12/15/16..............................        2,000        2,306,258
Energy Transfer Partners L.P.
     5.950%, 02/01/15..............................        2,604        2,815,846
Enterprise Products Operating LLC
     6.300%, 09/15/17..............................        4,000        4,808,884
Exelon Generation Co. LLC
     6.200%, 10/01/17..............................        4,000        4,700,680
Express Scripts Holding Co.
     3.125%, 05/15/16..............................        6,600        6,985,843
Fifth Third Bancorp
     3.625%, 01/25/16..............................        2,100        2,246,303
FMC Technologies, Inc.
     2.000%, 10/01/17..............................        5,000        5,078,830
Freeport-McMoRan Copper & Gold, Inc.
     1.400%, 02/13/15..............................        3,000        3,027,393
     2.150%, 03/01/17..............................        4,000        4,069,672
Goldman Sachs Group, Inc. (The)
     6.250%, 09/01/17..............................        4,000        4,705,288
Hartford Financial Services Group, Inc.
     4.000%, 10/15/17..............................        5,142        5,663,481
Hewlett-Packard Co.
     6.125%, 03/01/14..............................        4,750        4,952,891
     2.600%, 09/15/17..............................        4,000        4,069,896
Hospira, Inc.
     6.050%, 03/30/17..............................        5,000        5,691,265
Intuit, Inc.
     5.750%, 03/15/17..............................        2,000        2,290,690
JPMorgan Chase & Co.
     3.700%, 01/20/15..............................        4,000        4,196,956
     3.150%, 07/05/16..............................        4,000        4,252,588
Kinder Morgan Energy Partners L.P.
     6.000%, 02/01/17..............................        4,000        4,654,836
Kohl's Corp.
     6.250%, 12/15/17..............................        4,000        4,658,036
Kroger Co. (The)
     2.200%, 01/15/17..............................        2,795        2,887,816
Laboratory Corp. of America Holdings
     2.200%, 08/23/17..............................        4,500        4,565,214

                                                        Face
                                                       Amount^       Value+
                                                   -   -------       ------
                                                        (000)
UNITED STATES -- (Continued)
Lorillard Tobacco Co.
    2.300%, 08/21/17.............................   $    4,000    $   4,052,788
MetLife, Inc.
    6.750%, 06/01/16.............................        5,000        5,874,525
Mondelez International, Inc.
    6.500%, 08/11/17.............................        4,000        4,828,588
Morgan Stanley
    6.250%, 08/28/17.............................        4,000        4,669,652
Murphy Oil Corp.
    2.500%, 12/01/17.............................        5,860        5,962,263
NetApp, Inc.
    2.000%, 12/15/17.............................        5,000        5,037,865
ONEOK Partners L.P.
    2.000%, 10/01/17.............................        1,620        1,646,928
Oracle Corp.
    1.200%, 10/15/17.............................        1,500        1,509,232
Panhandle Eastern Pipe Line Co. L.P.
    6.200%, 11/01/17.............................        1,725        2,048,986
Pioneer Natural Resources Co.
    6.650%, 03/15/17.............................        4,000        4,692,244
Plains All American Pipeline L.P./PAA Finance
 Corp.
    6.125%, 01/15/17.............................        5,000        5,869,020
PPL Energy Supply LLC
    6.200%, 05/15/16.............................        4,000        4,554,404
Prudential Financial, Inc.
    6.100%, 06/15/17.............................        1,000        1,175,162
    6.000%, 12/01/17.............................        3,000        3,588,009
Quest Diagnostics, Inc.
    3.200%, 04/01/16.............................        4,000        4,189,684
Qwest Corp.
    6.500%, 06/01/17.............................        4,000        4,637,072
Reinsurance Group of America, Inc.
    5.625%, 03/15/17.............................        1,000        1,133,095
Reynolds American, Inc.
    7.625%, 06/01/16.............................        1,947        2,312,255
Safeway, Inc.
    3.400%, 12/01/16.............................        4,000        4,209,668
SunTrust Banks, Inc.
    3.500%, 01/20/17.............................        4,000        4,294,180
Symantec Corp.
    2.750%, 06/15/17.............................        4,000        4,142,756
Tech Data Corp.
    3.750%, 09/21/17.............................        4,500        4,707,661
Textron, Inc.
    6.200%, 03/15/15.............................        4,000        4,345,400
Toyota Motor Credit Corp.
    3.820%, 10/24/13............................. NZD    9,500        8,162,606
Verizon Communications, Inc.
    1.100%, 11/01/17.............................        3,000        2,983,257
Wachovia Corp.
    5.750%, 06/15/17.............................        4,000        4,692,220
Weatherford International, Inc.
    6.350%, 06/15/17.............................        4,000        4,602,468

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^       Value+
                                                     -   -------       ------
                                                          (000)
UNITED STATES -- (Continued)
WellPoint, Inc.
     5.875%, 06/15/17.............................. $      4,000    $   4,719,180
Western Union Co. (The)
     5.930%, 10/01/16..............................        3,000        3,354,399
Wyndham Worldwide Corp.
     2.500%, 03/01/18..............................        7,405        7,465,136
Xerox Corp.
     2.950%, 03/15/17..............................        5,575        5,779,904
Zimmer Holdings, Inc.
     1.400%, 11/30/14..............................        5,000        5,051,490
                                                                    -------------
TOTAL UNITED STATES................................                   337,210,644
                                                                    -------------
TOTAL BONDS........................................                   884,509,653
                                                                    -------------

AGENCY OBLIGATIONS -- (5.4%)
Federal National Mortgage Association
     0.500%, 03/30/16..............................       50,000       50,125,450
                                                                    -------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $924,764,557)..............................                  $ 934,635,103
                                                                    =============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                         Investments in Securities (Market Value)
                                        ------------------------------------------
                                        Level 1    Level 2    Level 3     Total
                                        ------- ------------  ------- ------------
Bonds..................................
Australia..............................   --    $ 81,236,061    --    $ 81,236,061
Austria................................   --      12,273,978    --      12,273,978
Belgium................................   --      22,865,948    --      22,865,948
Canada.................................   --      78,569,272    --      78,569,272
Cayman Islands.........................   --       3,593,985    --       3,593,985
Denmark................................   --      12,391,302    --      12,391,302
Finland................................   --      15,107,146    --      15,107,146
France.................................   --      32,251,726    --      32,251,726
Germany................................   --      29,838,898    --      29,838,898
Japan..................................   --       6,156,988    --       6,156,988
Netherlands............................   --      71,134,338    --      71,134,338
Norway.................................   --      33,906,741    --      33,906,741
Supranational Organization Obligations.   --      68,483,204    --      68,483,204
Sweden.................................   --      11,028,665    --      11,028,665
Switzerland............................   --      12,230,804    --      12,230,804
United Kingdom.........................   --      56,229,953    --      56,229,953
United States..........................   --     337,210,644    --     337,210,644
Agency Obligations.....................   --      50,125,450    --      50,125,450
Forward Currency Contracts**...........   --      (2,693,990)   --      (2,693,990)
                                          --    ------------    --    ------------
TOTAL..................................   --    $931,941,113    --    $931,941,113
                                          ==    ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                      DFA SHORT-TERM GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                     Face
                                                    Amount
                                                    (000)        Value+
                                                    ------       ------
AGENCY OBLIGATIONS -- (99.4%)
Federal Farm Credit Bank
    1.125%, 02/27/14............................. $    4,000 $    4,032,048
    2.625%, 04/17/14.............................     43,500     44,531,211
    1.625%, 11/19/14.............................     51,000     52,125,978
    4.875%, 12/16/15.............................     12,000     13,414,980
    4.875%, 01/17/17.............................     12,000     13,935,168
Federal Home Loan Bank
    1.875%, 06/21/13.............................     21,000     21,051,744
    5.125%, 08/14/13.............................     38,000     38,549,404
    4.500%, 09/16/13.............................    121,000    122,990,813
    3.625%, 10/18/13.............................     26,000     26,419,744
    0.375%, 11/27/13.............................     10,000     10,014,010
    0.875%, 12/12/14.............................      2,900      2,930,276
    2.750%, 03/13/15.............................     72,700     76,052,706
    2.875%, 06/12/15.............................     70,020     73,806,752
    1.750%, 09/11/15.............................     45,165     46,660,007
    1.375%, 12/11/15.............................     30,185     30,997,097
    1.625%, 12/11/15.............................     21,500     22,178,196
    5.000%, 12/21/15.............................     39,385     44,167,560
    3.125%, 03/11/16.............................     76,890     82,869,351
    5.375%, 05/18/16.............................     81,500     93,800,143
    2.125%, 06/10/16.............................     98,000    103,139,316
    5.125%, 10/19/16.............................     27,345     31,682,272
    1.625%, 12/09/16.............................     19,000     19,789,013
    4.750%, 12/16/16.............................     82,500     95,188,912
    4.875%, 05/17/17.............................      8,000      9,381,456
    1.000%, 06/09/17.............................      9,310      9,446,578
    1.000%, 06/21/17.............................    146,210    148,683,873
    0.750%, 09/08/17.............................     78,000     78,167,934
    5.000%, 11/17/17.............................    111,740    133,207,601
    0.750%, 12/08/17.............................     50,530     50,502,663
    1.375%, 03/09/18.............................     90,500     92,998,343
Tennessee Valley Authority
    4.750%, 08/01/13.............................     20,000     20,221,520
    4.375%, 06/15/15.............................     20,580     22,324,814
    5.500%, 07/18/17.............................      3,362      4,010,264
    6.250%, 12/15/17.............................      3,300      4,101,992
    4.500%, 04/01/18.............................      5,000      5,868,600
                                                             --------------
TOTAL AGENCY OBLIGATIONS.........................             1,649,242,339
                                                             --------------

                                                    Shares
                                                    ------         -
TEMPORARY CASH INVESTMENTS -- (0.6%)
State Street Institutional U.S. Government Money
 Market Fund.....................................  9,275,122      9,275,122
                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,638,383,764)..........................             $1,658,517,461
                                                             ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                              ------------------------------------------------
                               Level 1      Level 2     Level 3     Total
                              ---------- -------------- ------- --------------
  Agency Obligations.........         -- $1,649,242,339   --    $1,649,242,339
  Temporary Cash Investments. $9,275,122             --   --         9,275,122
                              ---------- --------------   --    --------------
  TOTAL...................... $9,275,122 $1,649,242,339   --    $1,658,517,461
                              ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
BONDS -- (88.1%)
AUSTRALIA -- (3.3%)
Australia & New Zealand Banking Group, Ltd.
#   1.875%, 10/06/17.............................   $  11,500 $ 11,869,748
Commonwealth Bank of Australia
#   1.900%, 09/18/17.............................      62,130   64,144,627
    4.250%, 04/06/18............................. EUR   7,700   11,606,757
National Australia Bank, Ltd.
#   2.750%, 03/09/17.............................      60,000   63,726,120
Westpac Banking Corp.
    3.000%, 08/04/15.............................       5,235    5,502,294
    3.000%, 12/09/15.............................      15,000   15,898,875
#   2.000%, 08/14/17.............................      48,500   50,365,407
#   1.600%, 01/12/18.............................      23,900   24,358,904
                                                              ------------
TOTAL AUSTRALIA..................................              247,472,732
                                                              ------------

AUSTRIA -- (3.4%)
Austria Government Bond
    4.300%, 09/15/17............................. EUR 107,000  164,164,461
    4.650%, 01/15/18............................. EUR  18,000   28,235,155
Oesterreichische Kontrollbank AG
#   2.000%, 06/03/16.............................      63,934   66,580,867
                                                              ------------
TOTAL AUSTRIA....................................              258,980,483
                                                              ------------

BELGIUM -- (2.6%)
Belgium Government Bond
    5.500%, 09/28/17............................. EUR 123,500  196,897,706
                                                              ------------

CANADA -- (11.6%)
Bank of Nova Scotia
    2.900%, 03/29/16.............................      68,605   72,718,007
#   2.550%, 01/12/17.............................      36,400   38,266,155
British Columbia, Province of Canada
#   1.200%, 04/25/17.............................      97,000   98,913,907
Manitoba, Province of Canada
#   1.300%, 04/03/17.............................      38,000   38,832,200
Ontario, Province of Canada
    1.600%, 09/21/16.............................      29,875   30,815,346
#   4.950%, 11/28/16.............................      20,000   22,984,000
#   1.100%, 10/25/17.............................      69,000   69,393,300
#   1.200%, 02/14/18.............................      81,625   82,202,905
Royal Bank of Canada
    2.875%, 04/19/16.............................      49,900   53,063,011
#   2.300%, 07/20/16.............................      66,040   69,052,018
#   1.500%, 01/16/18.............................      76,075   77,052,184
Toronto-Dominion Bank (The)
    2.500%, 07/14/16.............................      10,000   10,516,690

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
CANADA -- (Continued)
    2.375%, 10/19/16.............................   $ 157,484 $165,172,841
    1.400%, 04/30/18.............................      21,800   21,928,206
Total Capital Canada, Ltd.
    1.450%, 01/15/18.............................      25,500   25,855,725
                                                              ------------
TOTAL CANADA.....................................              876,766,495
                                                              ------------

DENMARK -- (3.5%)
Denmark Government Bond
    4.000%, 11/15/17............................. DKK 924,000  190,826,051
Kommunekredit
    1.125%, 03/15/18.............................      71,000   71,426,000
                                                              ------------
TOTAL DENMARK....................................              262,252,051
                                                              ------------

FINLAND -- (4.5%)
Finland Government Bond
    1.875%, 04/15/17............................. EUR  72,500  101,146,346
    3.875%, 09/15/17............................. EUR  55,000   83,188,469
Municipality Finance P.L.C.
    2.375%, 05/16/16.............................      50,200   52,836,705
    1.625%, 04/25/17.............................      71,000   73,127,870
    1.125%, 12/07/17............................. GBP  17,000   26,726,470
                                                              ------------
TOTAL FINLAND....................................              337,025,860
                                                              ------------

FRANCE -- (5.6%)
Caisse d'Amortissement de la Dette Sociale
    5.250%, 11/02/16.............................      15,000   17,229,300
    2.125%, 04/12/17.............................      52,300   54,648,270
    3.250%, 03/07/18............................. EUR   3,600    5,300,837
France Government Bond OAT
    3.750%, 04/25/17............................. EUR  19,000   28,247,402
    4.250%, 10/25/17............................. EUR  98,500  150,734,200
Total Capital International SA
#   1.500%, 02/17/17.............................      16,368   16,654,293
    1.550%, 06/28/17.............................      68,500   69,865,410
Total Capital SA
    2.300%, 03/15/16.............................       6,697    6,995,104
UNEDIC
    2.125%, 04/26/17............................. EUR  55,000   76,773,866
                                                              ------------
TOTAL FRANCE.....................................              426,448,682
                                                              ------------

GERMANY -- (6.1%)
Bundesobligation
    0.500%, 10/13/17............................. EUR  80,000  106,467,544
FMS Wertmanagement AoeR
    1.000%, 07/18/17............................. EUR  10,000   13,452,386
KFW
    1.375%, 02/21/17............................. EUR  74,000  101,408,252

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
GERMANY -- (Continued)
    4.125%, 07/04/17............................. EUR  23,000 $ 34,993,876
    0.875%, 10/13/17............................. EUR  17,000   22,847,115
    1.000%, 12/07/17............................. GBP   7,300   11,464,754
Landeskreditbank Baden- Wuerttemberg Foerderbank
    2.250%, 07/15/16.............................      34,000   35,612,280
    1.625%, 04/25/17.............................      56,000   57,551,200
Landwirtschaftliche Rentenbank
    5.000%, 11/08/16.............................      13,000   14,981,200
    3.250%, 12/07/16............................. GBP  22,000   37,375,395
    0.875%, 09/12/17.............................       7,200    7,233,070
#   2.375%, 09/13/17.............................      15,000   16,032,000
                                                              ------------
TOTAL GERMANY....................................              459,419,072
                                                              ------------

JAPAN -- (2.6%)
Development Bank of Japan, Inc.
#   5.125%, 02/01/17.............................      26,800   30,967,400
    5.125%, 02/01/17.............................      12,100   13,981,550
    1.000%, 01/22/18.............................      28,000   27,948,704
Japan Bank for International Cooperation
    2.250%, 07/13/16.............................      74,100   78,015,592
    1.125%, 07/19/17.............................      21,400   21,660,053
Japan Finance Organization for Municipalities
    1.500%, 09/12/17.............................      20,000   20,385,600
                                                              ------------
TOTAL JAPAN......................................              192,958,899
                                                              ------------

NETHERLANDS -- (8.3%)
Bank Nederlandse Gemeenten
    5.250%, 01/31/17.............................      30,200   34,976,432
    1.375%, 09/27/17.............................     106,900  108,690,789
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
    4.000%, 09/10/15............................. GBP  38,500   63,841,692
    4.375%, 05/05/16............................. EUR   5,000    7,250,207
#   3.375%, 01/19/17.............................      77,000   82,921,300
    4.750%, 01/15/18............................. EUR  20,000   30,570,845
Nederlandse Waterschapsbank NV
#   2.125%, 06/16/16.............................      90,000   93,924,000
    3.000%, 07/12/16............................. EUR  10,000   14,237,262
    2.125%, 09/07/16............................. GBP  10,802   17,527,506
    4.125%, 01/23/17............................. EUR   4,000    5,968,051
#   2.125%, 02/09/17.............................      51,700   53,948,950
Netherlands Government Bond
    4.500%, 07/15/17............................. EUR  65,000  100,049,992

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
NETHERLANDS -- (Continued)
Shell International Finance BV
    5.200%, 03/22/17.............................   $   3,000 $  3,492,600
#   1.125%, 08/21/17.............................      10,000   10,125,180
                                                              ------------
TOTAL NETHERLANDS................................              627,524,806
                                                              ------------

NORWAY -- (2.9%)
Kommunalbanken A.S.
    1.375%, 06/08/17.............................      50,000   51,210,000
    1.000%, 09/26/17.............................     108,000  108,663,120
    1.125%, 12/15/17............................. GBP   4,000    6,294,174
    1.000%, 03/15/18.............................      42,000   42,026,208
Statoil ASA
    3.125%, 08/17/17.............................      12,070   13,139,800
                                                              ------------
TOTAL NORWAY.....................................              221,333,302
                                                              ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (8.8%)
African Development Bank
#   1.125%, 03/15/17.............................      82,000   83,640,000
Council Of Europe Development Bank
    1.250%, 09/22/16.............................      71,000   72,519,400
#   1.500%, 02/22/17.............................      17,000   17,496,400
    1.500%, 06/19/17.............................      60,000   61,776,000
#   1.000%, 03/07/18.............................      56,200   56,318,020
EUROFIMA
    5.250%, 04/07/16.............................      29,800   33,723,468
European Financial Stability Facility
    2.000%, 05/15/17............................. EUR   5,000    6,952,550
    1.625%, 09/15/17............................. EUR  35,000   48,031,581
European Investment Bank
    3.250%, 12/07/16............................. GBP  41,000   69,244,699
    3.125%, 03/03/17............................. EUR  29,000   42,171,888
    1.125%, 09/15/17.............................       6,000    6,078,600
    4.750%, 10/15/17............................. EUR  40,000   62,543,453
    4.125%, 12/07/17............................. GBP   4,000    7,120,058
    1.000%, 12/15/17.............................      21,400   21,517,700
European Union
    2.750%, 06/03/16............................. EUR  28,000   39,714,770
    3.250%, 04/04/18............................. EUR  20,000   29,763,528
Nordic Investment Bank
    0.750%, 01/17/18.............................       8,500    8,497,620
                                                              ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              667,109,735
                                                              ------------

SWEDEN -- (5.0%)
Kingdom of Sweden
    0.875%, 01/31/18............................. EUR  40,000   53,653,616
Kommuninvest I Sverige AB
    1.625%, 02/13/17.............................      71,600   73,962,800
    1.000%, 10/24/17.............................      54,300   54,603,863

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
SWEDEN-- (Continued)
Svensk Exportkredit AB
    5.125%, 03/01/17.............................   $  70,312 $ 81,547,857
#   1.750%, 05/30/17.............................      94,955   98,221,452
#   1.125%, 04/05/18.............................      10,000   10,022,000
Svenska Handelsbanken AB
    2.875%, 04/04/17.............................       3,160    3,360,028
                                                              ------------
TOTAL SWEDEN.....................................              375,371,616
                                                              ------------

UNITED KINGDOM -- (4.4%)
Barclays Bank P.L.C.
    1.500%, 04/04/17............................. GBP  38,000   60,868,944
Lloyds TSB Bank P.L.C.
    1.500%, 05/02/17............................. GBP  40,500   64,951,489
Network Rail Infrastructure Finance P.L.C.
    1.000%, 12/07/17............................. GBP   5,000    7,856,222
United Kingdom Gilt
    1.000%, 09/07/17............................. GBP 125,000  197,351,150
                                                              ------------
TOTAL UNITED KINGDOM.............................              331,027,805
                                                              ------------

UNITED STATES -- (15.5%)
3M Co.
    1.375%, 09/29/16.............................   $  60,421   61,980,587
#   1.000%, 06/26/17.............................      59,405   59,820,597
Apple, Inc.
    1.000%, 05/03/18.............................      66,500   66,254,615
Bank of New York Mellon Corp. (The)
    2.300%, 07/28/16.............................      23,235   24,378,069
Berkshire Hathaway Finance Corp.
#   1.600%, 05/15/17.............................      28,700   29,358,378
Berkshire Hathaway, Inc.
#   2.200%, 08/15/16.............................      73,200   76,860,000
#   1.900%, 01/31/17.............................      41,300   42,772,675
    1.550%, 02/09/18.............................      28,046   28,528,083
Chevron Corp.
    1.104%, 12/05/17.............................      95,804   96,250,351
Colgate-Palmolive Co.
    1.300%, 01/15/17.............................       7,000    7,132,993
    0.900%, 05/01/18.............................      34,300   34,136,629
General Electric Capital Corp.
    2.950%, 05/09/16.............................       9,000    9,509,751
    2.900%, 01/09/17.............................       3,000    3,180,069
    2.300%, 04/27/17.............................      18,300   19,038,570
    5.625%, 09/15/17.............................      70,500   82,752,547
#   1.600%, 11/20/17.............................      43,000   43,533,415
    1.625%, 04/02/18.............................      13,441   13,540,638
General Electric Co.
#   5.250%, 12/06/17.............................      13,389   15,785,912
Google, Inc.
    2.125%, 05/19/16.............................      29,025   30,396,054

                                                         Face
                                                        Amount^       Value+
                                                  -     -------       ------
                                                         (000)
UNITED STATES -- (Continued)
International Business Machines Corp.
    5.700%, 09/14/17............................. $        36,110 $    43,239,631
    1.250%, 02/08/18.............................          16,000      16,216,992
Johnson & Johnson
#   2.150%, 05/15/16.............................          58,000      60,791,308
Procter & Gamble Co. (The)
    1.450%, 08/15/16.............................           7,180       7,376,215
Toyota Motor Credit Corp.
#   2.800%, 01/11/16.............................          57,300      60,534,069
    2.000%, 09/15/16.............................          19,800      20,555,410
    2.050%, 01/12/17.............................           3,000       3,110,769
#   1.750%, 05/22/17.............................           9,141       9,394,946
    1.250%, 10/05/17.............................          49,567      49,741,575
    1.375%, 01/10/18.............................          45,700      46,150,831
Wal-Mart Stores, Inc.
#   5.375%, 04/05/17.............................           9,000      10,568,412
#   1.125%, 04/11/18.............................          95,000      95,305,330
                                                                  ---------------
TOTAL UNITED STATES..............................                   1,168,195,421
                                                                  ---------------
TOTAL BONDS..........................................               6,648,784,665
                                                                  ---------------

AGENCY OBLIGATIONS -- (6.0%)
Federal Home Loan Bank
#   1.000%, 06/21/17.............................          40,000      40,676,800
Federal Home Loan Mortgage Corporation
    1.250%, 05/12/17.............................          54,300      55,729,936
#   1.000%, 06/29/17.............................          70,000      70,976,850
    1.000%, 09/29/17.............................           4,000       4,048,560
#   0.875%, 03/07/18.............................          62,800      63,040,399
Federal National Mortgage Association
    1.125%, 04/27/17.............................         100,000     102,030,300
    5.000%, 05/11/17.............................          10,000      11,758,190
#   0.875%, 02/08/18.............................         105,500     105,995,850
                                                                  ---------------
TOTAL AGENCY OBLIGATIONS.........................                     454,256,885
                                                                  ---------------

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                        Shares/
                                                         Face
                                                        Amount            Value+
                                                        -------           ------
                                                         (000)
SECURITIES LENDING COLLATERAL -- (5.9%)
(S)@  DFA Short Term Investment Fund...............     38,720,830    $   448,000,000
@     Repurchase Agreement, Deutsche Bank
       Securities, Inc. 0.16%, 05/01/13
       (Collateralized by $636,856 FNMA, rates
       ranging from 3.000% to 3.500%, maturities
       ranging from 09/01/32 to 08/01/42, valued
       at $650,893) to be repurchased at $638,133..   $        638            638,130
                                                                      ---------------
TOTAL SECURITIES LENDING COLLATERAL................                       448,638,130
                                                                      ---------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $7,413,012,758)............................                    $ 7,551,679,680
                                                                      ===============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             Investments in Securities (Market Value)
                                          ----------------------------------------------
                                          Level 1     Level 2     Level 3      Total
                                          ------- --------------  ------- --------------
Bonds
  Australia..............................   --    $  247,472,732    --    $  247,472,732
  Austria................................   --       258,980,483    --       258,980,483
  Belgium................................   --       196,897,706    --       196,897,706
  Canada.................................   --       876,766,495    --       876,766,495
  Denmark................................   --       262,252,051    --       262,252,051
  Finland................................   --       337,025,860    --       337,025,860
  France.................................   --       426,448,682    --       426,448,682
  Germany................................   --       459,419,072    --       459,419,072
  Japan..................................   --       192,958,899    --       192,958,899
  Netherlands............................   --       627,524,806    --       627,524,806
  Norway.................................   --       221,333,302    --       221,333,302
  Supranational Organization Obligations.   --       667,109,735    --       667,109,735
  Sweden.................................   --       375,371,616    --       375,371,616
  United Kingdom.........................   --       331,027,805    --       331,027,805
  United States..........................   --     1,168,195,421    --     1,168,195,421
Agency Obligations.......................   --       454,256,885    --       454,256,885
Securities Lending Collateral............   --       448,638,130    --       448,638,130
Forward Currency Contracts**.............   --       (28,751,237)   --       (28,751,237)
                                            --    --------------    --    --------------
TOTAL                                       --    $7,522,928,443    --    $7,522,928,443
                                            ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

              DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
BONDS -- (98.0%)
AUSTRIA -- (3.9%)
Austria Government Bond
    4.650%, 01/15/18............................. EUR   1,992 $ 3,124,691
    3.400%, 11/22/22............................. EUR   2,775   4,278,367
                                                              -----------
TOTAL AUSTRIA....................................               7,403,058
                                                              -----------

BELGIUM -- (4.0%)
Belgium Government Bond
    4.000%, 03/28/18............................. EUR   1,600   2,439,034
    4.000%, 03/28/22............................. EUR   3,260   5,120,570
                                                              -----------
TOTAL BELGIUM....................................               7,559,604
                                                              -----------

CANADA -- (6.5%)
British Columbia, Province of Canada
    2.700%, 12/18/22............................. CAD   6,100   6,178,956
Ontario, Province of Canada
    3.150%, 06/02/22............................. CAD   5,900   6,168,573
                                                              -----------
TOTAL CANADA.....................................              12,347,529
                                                              -----------

DENMARK -- (3.4%)
Denmark Government Bond
    4.000%, 11/15/19............................. DKK   8,600   1,849,173
    1.500%, 11/15/23............................. DKK   5,300     951,193
    7.000%, 11/10/24............................. DKK  12,900   3,673,917
                                                              -----------
TOTAL DENMARK....................................               6,474,283
                                                              -----------

FINLAND -- (3.8%)
Finland Government Bond
    1.625%, 09/15/22............................. EUR   5,350   7,198,576
                                                              -----------

FRANCE -- (15.3%)
Caisse d'Amortissement de la Dette Sociale
    4.125%, 04/25/17............................. EUR     900   1,349,887
    3.375%, 04/25/21............................. EUR   2,600   3,925,746
France Government Bond OAT
    4.250%, 10/25/18............................. EUR   3,200   5,003,569
    3.750%, 04/25/21............................. EUR   3,900   6,074,669
    3.000%, 04/25/22............................. EUR   3,400   5,007,111
    6.000%, 10/25/25............................. EUR   2,800   5,262,745
    3.500%, 04/25/26............................. EUR   1,500   2,265,471
                                                              -----------
TOTAL FRANCE.....................................              28,889,198
                                                              -----------

GERMANY -- (3.4%)
KFW
    4.375%, 07/04/18............................. EUR   2,010   3,159,808
    3.500%, 07/04/21............................. EUR   2,075   3,235,101
                                                              -----------
TOTAL GERMANY....................................               6,394,909
                                                              -----------

                                                        Face
                                                       Amount^    Value+
                                                   -   -------    ------
                                                        (000)
JAPAN -- (14.4%)
Japan Government Ten Year Bond
    1.400%, 03/20/20............................. JPY   540,000 $ 5,920,391
    1.200%, 06/20/21............................. JPY 1,155,000  12,513,240
Japan Government Twenty Year Bond
    0.800%, 06/20/23............................. JPY   245,000   2,557,761
    2.100%, 12/20/26............................. JPY   523,000   6,152,199
                                                                -----------
TOTAL JAPAN......................................                27,143,591
                                                                -----------

LUXEMBOURG -- (3.6%)
Luxembourg Government Bond
    3.375%, 05/18/20............................. EUR     4,450   6,784,268
                                                                -----------

NETHERLANDS -- (4.0%)
Bank Nederlandse Gemeenten
    5.375%, 06/07/21............................. GBP       600   1,170,143
Netherlands Government Bond
    4.000%, 07/15/18............................. EUR     4,100   6,324,269
                                                                -----------
TOTAL NETHERLANDS................................                 7,494,412
                                                                -----------

NEW ZEALAND -- (2.8%)
New Zealand Government Bond
    5.500%, 04/15/23............................. NZD     5,200   5,329,673
                                                                -----------

NORWAY -- (2.1%)
Norway Government Bond
    3.750%, 05/25/21............................. NOK    20,400   4,045,614
                                                                -----------

SINGAPORE -- (3.9%)
Singapore Government Bond
    3.125%, 09/01/22............................. SGD     1,350   1,265,704
    3.000%, 09/01/24............................. SGD     6,550   6,053,414
                                                                -----------
TOTAL SINGAPORE..................................                 7,319,118
                                                                -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (9.6%)
Council Of Europe Development Bank
    3.000%, 07/13/20............................. EUR     3,950   5,831,911
European Investment Bank
    5.375%, 06/07/21............................. GBP       880   1,736,111
    2.250%, 10/14/22............................. EUR       500     699,145
    1.900%, 01/26/26............................. JPY   309,000   3,488,595

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                   -  -------    ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
European Union
    3.250%, 04/04/18............................. EUR   2,310 $  3,437,688
    3.000%, 09/04/26............................. EUR   1,975    2,913,433
                                                              ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....               18,106,883
                                                              ------------

SWEDEN -- (1.7%)
Sweden Government Bond
    4.250%, 03/12/19............................. SEK  17,600    3,179,055
                                                              ------------

UNITED KINGDOM -- (15.6%)
Network Rail Infrastructure Finance P.L.C.
    4.625%, 07/21/20............................. GBP     900    1,711,811
    4.750%, 01/22/24............................. GBP     200      386,068
United Kingdom Gilt
    4.000%, 03/07/22............................. GBP   5,630   10,543,405
    1.750%, 09/07/22............................. GBP  10,840   16,951,970
                                                              ------------
TOTAL UNITED KINGDOM.............................               29,593,254
                                                              ------------
TOTAL BONDS......................................              185,263,025
                                                              ------------

                                                       Face
                                                      Amount^    Value+
                                                  -   -------    ------
                                                       (000)
AGENCY OBLIGATIONS -- (2.0%)
Federal Home Loan Bank
    5.750%, 06/12/26............................. $       100 $    137,313
Federal Home Loan Mortgage Corporation
    3.750%, 03/27/19.............................         300      346,498
    2.375%, 01/13/22.............................       2,250    2,365,792
Tennessee Valley Authority
    1.875%, 08/15/22.............................       1,000      991,545
                                                              ------------
TOTAL AGENCY OBLIGATIONS.........................                3,841,148
                                                              ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $189,460,033)............................              $189,104,173
                                                              ============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           Investments in Securities (Market Value)
                                          ------------------------------------------
                                          Level 1    Level 2    Level 3     Total
                                          ------- ------------  ------- ------------
Bonds
  Austria................................   --    $  7,403,058    --    $  7,403,058
  Belgium................................   --       7,559,604    --       7,559,604
  Canada.................................   --      12,347,529    --      12,347,529
  Denmark................................   --       6,474,283    --       6,474,283
  Finland................................   --       7,198,576    --       7,198,576
  France.................................   --      28,889,198    --      28,889,198
  Germany................................   --       6,394,909    --       6,394,909
  Japan..................................   --      27,143,591    --      27,143,591
  Luxembourg.............................   --       6,784,268    --       6,784,268
  Netherlands............................   --       7,494,412    --       7,494,412
  New Zealand............................   --       5,329,673    --       5,329,673
  Norway.................................   --       4,045,614    --       4,045,614
  Singapore..............................   --       7,319,118    --       7,319,118
  Supranational Organization Obligations.   --      18,106,883    --      18,106,883
  Sweden.................................   --       3,179,055    --       3,179,055
  United Kingdom.........................   --      29,593,254    --      29,593,254
Agency Obligations.......................   --       3,841,148    --       3,841,148
Forward Currency Contracts**.............   --        (823,102)   --        (823,102)
                                            --    ------------    --    ------------
TOTAL....................................   --    $188,281,071    --    $188,281,071
                                            ==    ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                    Face
                                                   Amount     Value+
                                                   ------     ------
                                                   (000)
AGENCY OBLIGATIONS -- (66.7%)
Federal Farm Credit Bank
    5.580%, 07/03/13............................. $ 23,000 $ 23,216,545
    3.880%, 07/08/13.............................    7,000    7,048,951
    4.920%, 08/26/13.............................    4,125    4,188,348
    4.710%, 10/18/13.............................    7,000    7,148,883
    4.900%, 01/16/14.............................    5,700    5,892,010
    5.300%, 02/18/14.............................    7,000    7,287,301
    5.250%, 06/05/14.............................   14,400   15,199,531
    4.375%, 06/30/14.............................    3,915    4,110,730
    3.000%, 09/22/14.............................    7,000    7,276,276
    8.160%, 09/30/14.............................    3,615    4,020,965
    4.700%, 12/10/14.............................    4,000    4,277,748
    4.550%, 02/03/15.............................    4,500    4,838,990
    4.375%, 02/17/15.............................   14,300   15,354,825
    4.875%, 12/16/15.............................   15,000   16,768,725
    6.030%, 03/21/16.............................    4,700    5,463,172
    5.125%, 08/25/16.............................    8,000    9,230,640
    4.875%, 01/17/17.............................    9,435   10,956,526
    2.875%, 02/10/17.............................   32,000   34,656,416
    5.050%, 03/08/17.............................   10,000   11,635,360
    5.625%, 08/18/17.............................    4,000    4,840,352
    5.100%, 09/03/19.............................    9,000   11,177,298
    5.320%, 09/03/19.............................   21,300   26,371,125
    5.150%, 11/15/19.............................   11,200   13,929,832
    4.670%, 05/07/20.............................    5,600    6,826,260
    5.350%, 08/07/20.............................    6,700    8,522,440
    3.650%, 12/21/20.............................   44,000   50,694,336
    5.250%, 03/02/21.............................    6,100    7,654,603
    5.220%, 02/22/22.............................    5,000    6,427,670
    5.210%, 12/19/22.............................   21,200   27,367,398
    5.250%, 03/06/23.............................    6,000    7,686,156
    5.220%, 05/15/23.............................   48,100   62,253,281
Federal Home Loan Bank
    5.375%, 06/14/13.............................   25,400   25,559,639
    6.395%, 06/03/14.............................    5,200    5,551,920
    5.250%, 06/18/14.............................   50,300   53,204,875
    6.700%, 06/25/14.............................   12,500   13,445,163
    5.500%, 08/13/14.............................   35,500   37,951,026
    2.875%, 06/12/15.............................   15,000   15,811,215
    2.875%, 09/11/15.............................   10,000   10,580,730
    1.375%, 12/11/15.............................   10,000   10,269,040
    4.875%, 03/11/16.............................   13,600   15,334,095
    5.375%, 05/18/16.............................   44,000   50,640,568
    2.125%, 06/10/16.............................   21,500   22,627,503
    5.375%, 09/09/16.............................    6,000    6,976,506
    5.125%, 10/19/16.............................   14,700   17,031,611
    4.750%, 12/16/16.............................   58,000   66,920,690
    3.625%, 03/10/17.............................   20,000   22,261,740
    4.875%, 05/17/17.............................   87,500  102,609,675
    5.000%, 11/17/17.............................  117,600  140,193,430
    3.125%, 12/08/17.............................   30,000   33,200,280
    4.750%, 06/08/18.............................    5,835    6,952,502
    1.750%, 12/14/18.............................    5,000    5,214,250

                                                    Face
                                                   Amount      Value+
                                                   ------      ------
                                                   (000)
    1.875%, 03/08/19............................. $ 24,000 $   25,120,008
    5.375%, 05/15/19.............................   36,500     45,543,276
    1.625%, 06/14/19.............................   55,810     57,366,318
    5.125%, 08/15/19.............................    5,295      6,548,088
    4.500%, 09/13/19.............................   32,000     38,504,992
    4.125%, 12/13/19.............................   20,000     23,624,720
    1.875%, 03/13/20.............................  103,000    106,493,039
    4.125%, 03/13/20.............................   91,825    108,507,307
    3.000%, 03/18/20.............................   14,000     15,445,388
    3.375%, 06/12/20.............................   29,000     32,884,376
    4.625%, 09/11/20.............................   25,650     31,385,135
    5.250%, 12/11/20.............................    1,550      1,961,438
    5.000%, 03/12/21.............................    5,200      6,525,412
    5.625%, 06/11/21.............................   33,180     43,422,832
    2.625%, 12/10/21.............................   37,345     39,982,080
    5.000%, 12/10/21.............................   45,500     57,442,339
    2.500%, 03/11/22.............................   11,000     11,704,143
    5.250%, 06/10/22.............................    7,225      9,320,315
    5.750%, 06/10/22.............................   19,500     26,087,685
    2.000%, 09/09/22.............................   15,500     15,694,789
    5.375%, 09/30/22.............................   21,600     28,180,224
    4.750%, 03/10/23.............................   49,200     61,112,944
    5.375%, 08/15/24.............................    9,000     11,986,794
    4.375%, 03/13/26.............................   20,100     24,679,644
Tennessee Valley Authority
    4.750%, 08/01/13.............................   12,500     12,638,450
    4.375%, 06/15/15.............................   13,500     14,644,557
    5.500%, 07/18/17.............................   13,500     16,103,084
    6.250%, 12/15/17.............................   46,000     57,179,288
    4.500%, 04/01/18.............................   44,700     52,465,284
    3.875%, 02/15/21.............................   92,806    107,895,235
    1.875%, 08/15/22.............................   60,010     59,502,615
    6.750%, 11/01/25.............................   32,200     46,570,796
                                                           --------------
TOTAL AGENCY OBLIGATIONS.........................           2,291,181,746
                                                           --------------

U.S. TREASURY OBLIGATIONS -- (32.7%)
U.S. Treasury Bonds
    11.250%, 02/15/15............................   25,000     29,925,775
    10.625%, 08/15/15............................   11,000     13,609,068
    9.875%, 11/15/15.............................   14,800     18,392,463
    9.250%, 02/15/16.............................   16,500     20,605,662
    7.250%, 05/15/16.............................   34,000     41,097,500
    7.500%, 11/15/16.............................   36,800     45,948,259
    9.000%, 11/15/18.............................   31,200     45,208,301
    8.125%, 08/15/19.............................   30,800     44,469,902
    8.750%, 08/15/20.............................   50,400     77,486,069
    8.125%, 05/15/21.............................   66,100    100,931,593
    7.250%, 08/15/22.............................   48,000     72,063,744
    6.250%, 08/15/23.............................   35,000     50,192,170
    7.500%, 11/15/24.............................   41,300     65,731,511
    6.000%, 02/15/26.............................   37,000     53,644,228
    6.750%, 08/15/26.............................   47,500     73,491,430

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount      Value+
                                                  ------      ------
                                                  (000)
U.S. Treasury Notes
    4.250%, 08/15/14............................. $15,500 $   16,315,564
    4.250%, 11/15/14.............................     500        531,133
    4.125%, 05/15/15.............................  10,000     10,790,620
    2.625%, 02/29/16.............................  22,400     23,873,494
    3.250%, 05/31/16.............................  10,000     10,893,750
    4.875%, 08/15/16.............................  18,200     20,880,241
    3.000%, 09/30/16.............................  37,000     40,275,092
    3.125%, 04/30/17.............................  30,000     33,142,980
    2.250%, 07/31/18.............................  94,000    101,409,832
    1.375%, 09/30/18.............................  30,000     30,982,020
    3.625%, 02/15/20.............................  59,500     69,670,811
    1.750%, 05/15/22.............................  12,000     12,214,692
                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS..................          1,123,777,904
                                                          --------------

                                                    Shares       Value+
                                                    ------       ------
TEMPORARY CASH INVESTMENTS -- (0.6%)
    State Street Institutional U.S. Government
     Money Market Fund........................... 21,572,221 $   21,572,221
                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $3,186,248,947)..........................             $3,436,531,871
                                                             ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                             --------------------------------------------------
                               Level 1      Level 2      Level 3     Total
                             ----------- --------------- ------- --------------
 Agency Obligations.........          -- $2,291,181,746    --    $2,291,181,746
 U.S. Treasury Obligations..          --  1,123,777,904    --     1,123,777,904
 Temporary Cash Investments. $21,572,221             --    --        21,572,221
                             ----------- ---------------   --    --------------
 TOTAL...................... $21,572,221 $3,414,959,650    --    $3,436,531,871
                             =========== ===============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
AGENCY OBLIGATIONS -- (3.9%)
Federal Farm Credit Bank
    4.875%, 12/16/15............................. $     1,935 $ 2,163,165
Federal Home Loan Bank
    0.500%, 11/20/15.............................      10,000  10,042,010
#   4.875%, 05/17/17.............................      16,500  19,349,253
Federal Home Loan Mortgage Corporation
#   5.125%, 10/18/16.............................       5,000   5,800,035
#   5.000%, 04/18/17.............................      14,000  16,412,102
    1.250%, 05/12/17.............................       5,000   5,131,670
#   1.000%, 07/28/17.............................       6,000   6,085,560
Federal National Mortgage Association
#   4.875%, 12/15/16.............................      15,000  17,343,720
    1.250%, 01/30/17.............................       5,000   5,131,420
#   5.000%, 02/13/17.............................       5,000   5,841,135
                                                              -----------
TOTAL AGENCY OBLIGATIONS.........................              93,300,070
                                                              -----------

BONDS -- (90.2%)
3M Co.
    1.000%, 06/26/17.............................       7,000   7,048,972
ABB Finance USA, Inc.
#   1.625%, 05/08/17.............................       2,642   2,685,038
ACE INA Holdings, Inc.
    5.600%, 05/15/15.............................       3,567   3,919,177
    2.600%, 11/23/15.............................       9,000   9,420,408
Actavis, Inc.
    1.875%, 10/01/17.............................      10,000   9,977,620
Adobe Systems, Inc.
    3.250%, 02/01/15.............................      10,000  10,421,540
Aetna, Inc.
    6.000%, 06/15/16.............................       5,000   5,752,205
Aflac, Inc.
#   3.450%, 08/15/15.............................       1,875   1,991,098
    2.650%, 02/15/17.............................      13,760  14,522,909
African Development Bank
#   1.125%, 03/15/17.............................       7,000   7,140,000
Air Products & Chemicals, Inc.
#   2.000%, 08/02/16.............................      12,850  13,339,881
Allstate Corp. (The)
    7.500%, 06/15/13.............................       2,100   2,117,504
    6.200%, 05/16/14.............................       6,000   6,349,038
Altria Group, Inc.
    4.125%, 09/11/15.............................       8,520   9,171,158
American Express Credit Corp.
    5.875%, 05/02/13.............................       1,000   1,000,000
#   7.300%, 08/20/13.............................       3,800   3,877,896
#   2.800%, 09/19/16.............................      11,700  12,410,529
American International Group, Inc.
    5.600%, 10/18/16.............................      10,000  11,388,280
    5.850%, 01/16/18.............................       2,790   3,272,737

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Ameriprise Financial, Inc.
    5.650%, 11/15/15............................. $     2,000 $ 2,244,870
Amgen, Inc.
    4.850%, 11/18/14.............................       5,569   5,928,885
Anadarko Petroleum Corp.
    5.950%, 09/15/16.............................       6,275   7,215,522
Anheuser-Busch Cos. LLC
    5.000%, 01/15/15.............................       2,000   2,147,502
#   5.050%, 10/15/16.............................       5,303   6,047,356
Anheuser-Busch InBev Worldwide, Inc.
    1.375%, 07/15/17.............................       9,000   9,120,582
Aon Corp.
    3.500%, 09/30/15.............................       3,000   3,173,511
Apache Corp.
#   1.750%, 04/15/17.............................       5,000   5,121,760
Apple, Inc.
    1.000%, 05/03/18.............................       3,000   2,988,930
Applied Materials, Inc.
    2.650%, 06/15/16.............................       4,147   4,365,854
Asian Development Bank
#   2.625%, 02/09/15.............................       8,000   8,329,680
    1.125%, 03/15/17.............................       5,000   5,101,500
Assurant, Inc.
    5.625%, 02/15/14.............................       3,000   3,110,088
AT&T, Inc.
    2.500%, 08/15/15.............................      12,000  12,465,864
    2.400%, 08/15/16.............................       6,500   6,780,709
Australia & New Zealand Banking Group, Ltd.
#   1.875%, 10/06/17.............................       5,000   5,160,760
Austria Government International Bond
    3.250%, 06/25/13.............................       5,000   5,020,500
    1.750%, 06/17/16.............................       3,000   3,110,100
Autodesk, Inc.
#   1.950%, 12/15/17.............................       1,050   1,048,700
AutoZone, Inc.
    6.950%, 06/15/16.............................         751     877,461
Avnet, Inc.
    6.000%, 09/01/15.............................       2,000   2,170,942
Baltimore Gas & Electric Co.
    6.125%, 07/01/13.............................       3,750   3,783,787
Bank Nederlandse Gemeenten
    1.375%, 09/27/17.............................      14,000  14,234,528
Bank of America Corp.
    4.500%, 04/01/15.............................      10,000  10,607,650
#   2.000%, 01/11/18.............................       2,800   2,808,966
Bank of New York Mellon Corp. (The)
    4.300%, 05/15/14.............................       2,000   2,081,178
#   2.950%, 06/18/15.............................       6,314   6,633,539

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Bank of Nova Scotia
    2.375%, 12/17/13............................. $     7,000 $ 7,089,859
    3.400%, 01/22/15.............................       2,000   2,096,660
    2.900%, 03/29/16.............................      10,000  10,599,520
Barclays Bank P.L.C.
    5.200%, 07/10/14.............................       7,000   7,367,843
    3.900%, 04/07/15.............................         350     369,737
Barrick Gold Finance Co.
    4.875%, 11/15/14.............................       5,000   5,306,630
BB&T Corp.
    3.375%, 09/25/13.............................       3,650   3,694,570
    5.700%, 04/30/14.............................       8,000   8,419,120
Becton Dickinson and Co.
#   1.750%, 11/08/16.............................       2,541   2,612,156
Belgium Government International Bond
    4.250%, 09/03/13.............................       1,000   1,013,000
    2.750%, 03/05/15.............................       2,000   2,078,880
Bemis Co., Inc.
    5.650%, 08/01/14.............................       2,000   2,115,442
Berkshire Hathaway Finance Corp.
    1.600%, 05/15/17.............................       1,000   1,022,940
Berkshire Hathaway, Inc.
#   2.200%, 08/15/16.............................       5,000   5,250,000
    1.900%, 01/31/17.............................       5,000   5,178,290
BHP Billiton Finance USA, Ltd.
    5.500%, 04/01/14.............................       4,000   4,186,800
    1.625%, 02/24/17.............................      10,760  11,007,383
BlackRock, Inc.
    3.500%, 12/10/14.............................       6,500   6,819,338
BNP Paribas SA
    3.250%, 03/11/15.............................       4,000   4,161,932
Boston Scientific Corp.
    4.500%, 01/15/15.............................       2,005   2,121,535
    6.400%, 06/15/16.............................       1,000   1,143,436
BP Capital Markets P.L.C.
    3.750%, 06/17/13.............................       2,500   2,509,755
    5.250%, 11/07/13.............................       3,000   3,075,438
    3.125%, 10/01/15.............................       5,700   6,029,745
Bristol-Myers Squibb Co.
    5.250%, 08/15/13.............................       6,531   6,610,626
British Columbia, Province of Canada
    2.850%, 06/15/15.............................       4,000   4,209,600
#   2.100%, 05/18/16.............................       5,000   5,244,000
    1.200%, 04/25/17.............................      10,000  10,197,310
British Telecommunications P.L.C.
    2.000%, 06/22/15.............................      12,215  12,549,202
Caisse d'Amortissement de la Dette Sociale
    2.375%, 03/31/16.............................       5,000   5,252,500
    2.125%, 04/12/17.............................      14,800  15,464,520
Campbell Soup Co.
    4.875%, 10/01/13.............................       3,100   3,157,424

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Canada Government International Bond
    0.875%, 02/14/17............................. $    10,000 $10,117,000
Canadian Natural Resources, Ltd.
#   1.450%, 11/14/14.............................       1,335   1,350,603
    5.700%, 05/15/17.............................       4,215   4,934,543
Capital One Financial Corp.
    6.250%, 11/15/13.............................       1,200   1,236,150
    7.375%, 05/23/14.............................      11,000  11,770,649
    2.150%, 03/23/15.............................       2,000   2,042,504
Cardinal Health, Inc.
    1.700%, 03/15/18.............................       5,000   5,016,715
Caterpillar Financial Services Corp.
    6.200%, 09/30/13.............................       5,096   5,218,829
    4.750%, 02/17/15.............................       3,500   3,763,186
    2.650%, 04/01/16.............................       8,000   8,434,952
Chevron Corp.
#   1.104%, 12/05/17.............................       5,350   5,374,926
Cigna Corp.
    2.750%, 11/15/16.............................      10,325  10,947,763
Cisco Systems, Inc.
    1.625%, 03/14/14.............................       8,750   8,852,909
Citigroup, Inc.
    6.500%, 08/19/13.............................       4,000   4,071,580
#   6.000%, 08/15/17.............................       7,000   8,238,811
Coca-Cola Co. (The)
    1.500%, 11/15/15.............................       5,325   5,456,027
Comcast Corp.
    5.300%, 01/15/14.............................       1,000   1,033,756
    6.500%, 01/15/17.............................       5,000   6,000,810
    6.300%, 11/15/17.............................       4,000   4,895,868
Comerica, Inc.
    3.000%, 09/16/15.............................       2,000   2,104,944
Commonwealth Bank of Australia
#   2.700%, 11/25/14.............................       2,000   2,073,600
ConAgra Foods, Inc.
#   1.900%, 01/25/18.............................       5,000   5,091,365
ConocoPhillips Co.
    1.050%, 12/15/17.............................       8,648   8,660,220
Consolidated Edison Co. of New York, Inc.
    3.850%, 06/15/13.............................         600     602,248
Constellation Energy Group, Inc.
    4.550%, 06/15/15.............................       8,000   8,582,608
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
    4.200%, 05/13/14.............................       6,000   6,228,174
    2.125%, 10/13/15.............................      16,465  17,007,851
Costco Wholesale Corp.
    1.125%, 12/15/17.............................      17,000  17,112,489

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Council Of Europe Development Bank
    1.500%, 06/19/17............................. $    13,000 $13,384,800
Credit Suisse New York
    5.000%, 05/15/13.............................       8,400   8,413,121
Credit Suisse USA, Inc.
    5.125%, 01/15/14.............................         500     515,944
    4.875%, 01/15/15.............................       4,000   4,282,324
CSX Corp.
    5.500%, 08/01/13.............................         500     506,082
CVS Caremark Corp.
    4.875%, 09/15/14.............................       6,500   6,887,627
    5.750%, 06/01/17.............................         488     576,998
Daimler Finance North America LLC
    6.500%, 11/15/13.............................      12,300  12,695,187
Dell, Inc.
    1.400%, 09/10/13.............................       5,000   5,006,800
    2.300%, 09/10/15.............................       2,701   2,706,445
Deutsche Bank AG
    4.875%, 05/20/13.............................       1,100   1,102,399
    3.875%, 08/18/14.............................       3,200   3,329,078
    6.000%, 09/01/17.............................      12,050  14,359,443
Deutsche Telekom International Finance BV
    5.250%, 07/22/13.............................       1,500   1,515,327
    4.875%, 07/08/14.............................       1,000   1,048,856
Development Bank of Japan, Inc.
    2.875%, 04/20/15.............................       2,000   2,095,540
    5.125%, 02/01/17.............................         400     462,200
Devon Energy Corp.
    5.625%, 01/15/14.............................       1,100   1,138,694
Diageo Capital P.L.C.
#   1.500%, 05/11/17.............................      11,500  11,722,467
Diageo Finance BV
    3.250%, 01/15/15.............................       5,000   5,234,975
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
    4.750%, 10/01/14.............................       3,000   3,163,266
    3.550%, 03/15/15.............................       9,000   9,423,126
Dominion Resources, Inc.
    1.950%, 08/15/16.............................      15,000  15,479,745
Dover Corp.
    4.875%, 10/15/15.............................       6,000   6,605,718
Dow Chemical Co. (The)
    2.500%, 02/15/16.............................       7,650   7,964,583
Dr. Pepper Snapple Group, Inc.
    2.900%, 01/15/16.............................      12,029  12,679,805
DTE Energy Co.
#   7.625%, 05/15/14.............................       1,000   1,069,593
Duke Energy Corp.
    3.950%, 09/15/14.............................       1,070   1,119,144
    3.350%, 04/01/15.............................       2,225   2,333,208
    1.625%, 08/15/17.............................      11,100  11,255,333

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Eastman Chemical Co.
    3.000%, 12/15/15............................. $     4,000 $ 4,197,488
eBay, Inc.
    0.875%, 10/15/13.............................       7,200   7,219,771
    1.625%, 10/15/15.............................       2,300   2,358,326
    1.350%, 07/15/17.............................       1,715   1,739,055
Ecolab, Inc.
    1.000%, 08/09/15.............................      10,000  10,033,350
EI du Pont de Nemours & Co.
    3.250%, 01/15/15.............................       6,000   6,293,490
Emerson Electric Co.
    5.625%, 11/15/13.............................         905     930,359
Enbridge Energy Partners L.P.
    4.750%, 06/01/13.............................         800     802,610
    5.875%, 12/15/16.............................       1,000   1,153,129
EnCana Holdings Finance Corp.
    5.800%, 05/01/14.............................       1,500   1,575,740
Energy Transfer Partners L.P.
    6.000%, 07/01/13.............................       2,250   2,267,215
Enterprise Products Operating LLC
    9.750%, 01/31/14.............................         600     640,504
    5.000%, 03/01/15.............................       1,000   1,075,077
    1.250%, 08/13/15.............................       3,000   3,024,222
    3.200%, 02/01/16.............................       5,000   5,315,500
EOG Resources, Inc.
#   2.950%, 06/01/15.............................       5,000   5,238,955
#   2.500%, 02/01/16.............................       2,549   2,672,208
EUROFIMA
    4.250%, 02/04/14.............................       3,000   3,087,900
    5.250%, 04/07/16.............................       5,000   5,658,300
European Bank for Reconstruction & Development
#   2.750%, 04/20/15.............................       2,000   2,093,820
European Investment Bank
    4.875%, 01/17/17.............................       5,000   5,764,000
#   1.625%, 06/15/17.............................       4,000   4,140,000
    1.125%, 09/15/17.............................       3,000   3,039,300
Exelon Corp.
    4.900%, 06/15/15.............................      13,500  14,581,782
Export Development Canada
    2.250%, 05/28/15.............................       1,000   1,040,100
    1.250%, 10/26/16.............................      11,000  11,287,100
Fifth Third Bancorp
    6.250%, 05/01/13.............................       1,000   1,000,000
    3.625%, 01/25/16.............................      14,685  15,708,075
Finland Government International Bond
    2.250%, 03/17/16.............................       7,000   7,363,300
France Telecom SA
    4.375%, 07/08/14.............................       3,350   3,487,129
    2.125%, 09/16/15.............................       6,505   6,668,035
Freeport-McMoRan Copper & Gold, Inc.
    2.150%, 03/01/17.............................       4,180   4,252,807

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                   -  -------   ------
                                                       (000)
French Treasury Note BTAN
    1.750%, 02/25/17............................. EUR  28,000 $38,672,472
General Dynamics Corp.
#   1.000%, 11/15/17.............................       7,700   7,666,713
General Electric Capital Corp.
    4.800%, 05/01/13.............................       1,000   1,000,000
    3.750%, 11/14/14.............................       3,000   3,144,651
#   2.250%, 11/09/15.............................       2,000   2,070,028
    2.950%, 05/09/16.............................       4,000   4,226,556
Georgia Power Co.
    5.250%, 12/15/15.............................       3,040   3,394,543
GlaxoSmithKline Capital P.L.C.
    1.500%, 05/08/17.............................      14,000  14,275,842
Goldman Sachs Group, Inc. (The)
    6.000%, 05/01/14.............................       1,200   1,262,534
    5.125%, 01/15/15.............................       5,900   6,305,920
    3.625%, 02/07/16.............................       5,000   5,324,325
Goodrich Corp.
    6.290%, 07/01/16.............................       4,000   4,594,896
Google, Inc.
    2.125%, 05/19/16.............................      14,700  15,394,384
Hartford Financial Services Group, Inc.
    4.625%, 07/15/13.............................       2,652   2,673,752
    4.000%, 03/30/15.............................       2,000   2,116,602
Hershey Co. (The)
    4.850%, 08/15/15.............................         500     546,665
    1.500%, 11/01/16.............................       5,000   5,139,945
Hess Corp.
    7.000%, 02/15/14.............................       3,100   3,246,614
Hewlett-Packard Co.
#   1.250%, 09/13/13.............................       4,550   4,557,826
#   6.125%, 03/01/14.............................       4,100   4,275,127
    2.200%, 12/01/15.............................       3,000   3,065,067
#   2.600%, 09/15/17.............................       1,000   1,017,474
HJ Heinz Co.
    1.500%, 03/01/17.............................       6,185   6,235,253
Home Depot, Inc. (The)
    5.400%, 03/01/16.............................         900   1,016,924
Howard Hughes Medical Institute
    3.450%, 09/01/14.............................       1,285   1,337,527
HSBC Finance Corp.
    4.750%, 07/15/13.............................       3,000   3,025,758
    5.500%, 01/19/16.............................       2,000   2,231,648
HSBC USA, Inc.
    1.625%, 01/16/18.............................       4,800   4,831,891
Husky Energy, Inc.
    5.900%, 06/15/14.............................       4,600   4,856,993
ICI Wilmington, Inc.
    5.625%, 12/01/13.............................       1,000   1,026,396
Intel Corp.
#   1.950%, 10/01/16.............................      12,000  12,439,548
Inter-American Development Bank
    1.625%, 07/15/13.............................       3,000   3,008,901

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
International Bank for Reconstruction &
 Development
    2.375%, 05/26/15............................. $     2,000 $ 2,085,864
    1.000%, 09/15/16.............................       2,000   2,034,524
    0.875%, 04/17/17.............................      12,000  12,127,620
International Business Machines Corp.
    2.100%, 05/06/13.............................       3,355   3,355,510
International Finance Corp.
#   2.750%, 04/20/15.............................       3,000   3,141,939
Japan Bank for International Cooperation
    2.250%, 07/13/16.............................       5,000   5,264,210
John Deere Capital Corp.
    1.875%, 06/17/13.............................       6,725   6,737,892
    2.000%, 01/13/17.............................       6,600   6,856,337
Johnson & Johnson
    2.150%, 05/15/16.............................       2,000   2,096,252
Johnson Controls, Inc.
    4.875%, 09/15/13.............................       1,000   1,016,146
#   5.500%, 01/15/16.............................       6,291   7,014,924
    2.600%, 12/01/16.............................       5,600   5,874,131
JPMorgan Chase & Co.
    4.650%, 06/01/14.............................       6,000   6,264,558
    3.400%, 06/24/15.............................       2,500   2,630,017
#   3.150%, 07/05/16.............................      10,000  10,631,470
Kellogg Co.
#   1.875%, 11/17/16.............................       5,185   5,337,232
KeyCorp
    6.500%, 05/14/13.............................       1,500   1,502,904
    3.750%, 08/13/15.............................       7,825   8,333,742
KFW
    2.000%, 06/01/16.............................       1,000   1,046,400
    4.875%, 01/17/17.............................       5,000   5,770,000
    1.250%, 02/15/17.............................      14,000  14,335,790
    0.875%, 09/05/17.............................       5,000   5,019,420
Kimberly-Clark Corp.
    5.000%, 08/15/13.............................         400     405,236
Kinder Morgan Energy Partners L.P.
    5.000%, 12/15/13.............................       2,000   2,055,448
#   3.500%, 03/01/16.............................      11,000  11,755,832
Kohl's Corp.
#   6.250%, 12/15/17.............................       5,000   5,822,545
Kommunalbanken A.S.
    2.375%, 01/19/16.............................       1,500   1,574,550
    1.000%, 09/26/17.............................       4,000   4,024,560
Kommunekredit
    1.125%, 03/15/18.............................      10,000  10,060,000
Kommuninvest I Sverige AB
    1.000%, 10/24/17.............................      15,000  15,083,940
Koninklijke Philips Electronics NV
    7.250%, 08/15/13.............................       1,500   1,528,746

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Laboratory Corp. of America Holdings
    2.200%, 08/23/17............................. $    17,824 $18,082,305
Landeskreditbank Baden- Wuerttemberg Foerderbank
    2.250%, 07/15/16.............................       7,800   8,169,876
Landwirtschaftliche Rentenbank
    0.875%, 09/12/17.............................      12,600  12,657,872
Lloyds TSB Bank P.L.C.
#   4.200%, 03/28/17.............................       7,900   8,738,506
Lorillard Tobacco Co.
#   2.300%, 08/21/17.............................       4,150   4,204,768
Lowe's Cos., Inc.
    5.000%, 10/15/15.............................      10,000  11,065,650
Manitoba, Province of Canada
#   2.625%, 07/15/15.............................       8,000   8,387,200
Marsh & McLennan Cos., Inc.
#   5.750%, 09/15/15.............................       1,776   1,970,541
    2.300%, 04/01/17.............................       9,080   9,332,824
Medtronic, Inc.
    3.000%, 03/15/15.............................       6,500   6,800,157
Merck Sharp & Dohme Corp.
    4.750%, 03/01/15.............................       3,000   3,233,904
MetLife, Inc.
#   5.500%, 06/15/14.............................       2,081   2,194,275
    5.000%, 06/15/15.............................       5,000   5,440,835
    6.750%, 06/01/16.............................       3,000   3,524,715
Microsoft Corp.
#   2.500%, 02/08/16.............................      11,000  11,578,820
Molson Coors Brewing Co.
    2.000%, 05/01/17.............................         985   1,014,553
Mondelez International, Inc.
    6.500%, 08/11/17.............................       5,000   6,035,735
Morgan Stanley
#   4.750%, 03/22/17.............................       6,000   6,647,538
Municipality Finance P.L.C.
    2.375%, 05/16/16.............................      20,000  21,050,480
Murphy Oil Corp.
#   2.500%, 12/01/17.............................       4,000   4,069,804
NASDAQ OMX Group, Inc. (The)
    4.000%, 01/15/15.............................       5,400   5,637,600
National Australia Bank, Ltd.
#   5.350%, 06/12/13.............................       2,000   2,011,006
National City Corp.
    4.900%, 01/15/15.............................      11,273  12,069,426
Nederlandse Waterschapsbank NV
    3.000%, 03/17/15.............................       3,000   3,140,100
    2.125%, 06/16/16.............................       6,000   6,261,600
Nestle Holdings, Inc.
    2.125%, 03/12/14.............................       6,500   6,603,207
NetApp, Inc.
#   2.000%, 12/15/17.............................       2,000   2,015,146
Network Rail Infrastructure Finance P.L.C.
    1.250%, 08/31/16.............................       4,600   4,704,420

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
NextEra Energy Capital Holdings, Inc.
    2.550%, 11/15/13............................. $     1,350 $ 1,363,959
NIBC Bank NV
    2.800%, 12/02/14.............................         727     754,956
Nippon Telegraph & Telephone Corp.
    1.400%, 07/18/17.............................       1,425   1,439,834
Noble Holding International, Ltd.
    2.500%, 03/15/17.............................      10,875  11,167,026
Nomura Holdings, Inc.
    5.000%, 03/04/15.............................       3,000   3,201,207
Nordic Investment Bank
    0.750%, 01/17/18.............................      11,000  10,996,920
Northern Trust Corp.
    5.500%, 08/15/13.............................       2,000   2,029,924
Northrop Grumman Corp.
    3.700%, 08/01/14.............................       1,500   1,556,391
Novartis Capital Corp.
    2.900%, 04/24/15.............................       2,200   2,304,500
Occidental Petroleum Corp.
    1.450%, 12/13/13.............................       4,355   4,386,596
    2.500%, 02/01/16.............................       5,361   5,644,136
Oesterreichische Kontrollbank AG
    1.750%, 10/05/15.............................       1,900   1,958,520
#   2.000%, 06/03/16.............................       3,800   3,957,320
Ohio Power Co.
    6.000%, 06/01/16.............................       2,000   2,285,414
Omnicom Group, Inc.
#   5.900%, 04/15/16.............................       1,475   1,670,365
ONEOK Partners L.P.
    6.150%, 10/01/16.............................      11,682  13,490,876
Ontario, Province of Canada
    2.300%, 05/10/16.............................      10,000  10,502,000
#   4.950%, 11/28/16.............................      10,000  11,492,000
Oracle Corp.
    5.250%, 01/15/16.............................       4,000   4,493,012
#   1.200%, 10/15/17.............................       5,100   5,131,390
PACCAR Financial Corp.
    0.750%, 08/14/15.............................      10,000  10,040,490
Pacific Gas & Electric Co.
    4.800%, 03/01/14.............................       1,900   1,966,004
PepsiCo, Inc.
    0.875%, 10/25/13.............................         800     802,344
#   3.100%, 01/15/15.............................         868     907,800
Petro-Canada
    4.000%, 07/15/13.............................         680     684,821
Philip Morris International, Inc.
    4.875%, 05/16/13.............................       6,450   6,460,733
    6.875%, 03/17/14.............................       3,800   4,017,079
#   1.625%, 03/20/17.............................       5,000   5,122,870
Pitney Bowes, Inc.
    3.875%, 06/15/13.............................       5,000   5,015,710
PNC Funding Corp.
    5.400%, 06/10/14.............................         500     526,674

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Potash Corp. of Saskatchewan, Inc.
    3.750%, 09/30/15............................. $     3,000 $ 3,207,612
    3.250%, 12/01/17.............................       1,725   1,872,569
PPG Industries, Inc.
    1.900%, 01/15/16.............................       3,845   3,946,485
PPL Energy Supply LLC
    5.400%, 08/15/14.............................         900     949,035
Praxair, Inc.
    2.125%, 06/14/13.............................       3,040   3,046,445
Procter & Gamble Co. (The)
    1.800%, 11/15/15.............................       5,000   5,159,450
Progress Energy, Inc.
    5.625%, 01/15/16.............................       2,000   2,244,742
Prudential Financial, Inc.
    5.100%, 09/20/14.............................       2,365   2,507,666
#   3.000%, 05/12/16.............................       9,000   9,524,502
Quest Diagnostics, Inc.
    5.450%, 11/01/15.............................       1,000   1,099,951
    3.200%, 04/01/16.............................       2,000   2,094,842
Questar Corp.
    2.750%, 02/01/16.............................       9,390   9,844,636
Qwest Corp.
    7.500%, 10/01/14.............................       5,458   5,896,539
    6.500%, 06/01/17.............................       1,000   1,159,268
Reynolds American, Inc.
    7.625%, 06/01/16.............................       1,187   1,409,680
Rio Tinto Finance USA, Ltd.
    2.500%, 05/20/16.............................       8,347   8,735,177
    2.250%, 09/20/16.............................       8,000   8,310,400
Royal Bank of Canada
#   2.100%, 07/29/13.............................       4,500   4,519,831
    2.300%, 07/20/16.............................       5,500   5,750,849
Royal Bank of Scotland Group P.L.C.
    2.550%, 09/18/15.............................       2,000   2,060,118
Safeway, Inc.
    5.625%, 08/15/14.............................       1,000   1,056,680
Saskatchewan, Province of Canada
    7.375%, 07/15/13.............................       9,000   9,127,449
Sempra Energy
    6.500%, 06/01/16.............................       9,699  11,277,047
Shell International Finance BV
    1.125%, 08/21/17.............................       5,000   5,062,590
Societe Financement de l'Economie Francaise
    3.375%, 05/05/14.............................       2,000   2,061,560
    2.875%, 09/22/14.............................       3,000   3,104,580
Southern California Edison Co.
    5.750%, 03/15/14.............................         800     836,013
Southern Power Co.
    4.875%, 07/15/15.............................       2,000   2,177,310
Southwest Airlines Co.
    5.250%, 10/01/14.............................       3,000   3,166,818
Spectra Energy Capital LLC
    5.668%, 08/15/14.............................       1,500   1,592,405

                                                       Face
                                                      Amount^   Value+
                                                   -  -------   ------
                                                       (000)
St Jude Medical, Inc.
    2.200%, 09/15/13.............................   $   1,500 $ 1,509,818
    3.750%, 07/15/14.............................       2,000   2,079,848
State Street Corp.
    4.300%, 05/30/14.............................       5,500   5,734,047
    2.875%, 03/07/16.............................       6,000   6,384,726
Statoil ASA
#   1.200%, 01/17/18.............................       2,354   2,374,703
SunTrust Banks, Inc.
    3.600%, 04/15/16.............................      10,000  10,721,250
Svensk Exportkredit AB
#   2.125%, 07/13/16.............................      10,000  10,446,000
#   1.750%, 05/30/17.............................       5,000   5,172,000
Symantec Corp.
    2.750%, 06/15/17.............................       5,000   5,178,445
Target Corp.
    4.000%, 06/15/13.............................       1,000   1,004,237
TD Ameritrade Holding Corp.
    4.150%, 12/01/14.............................       8,569   9,037,450
Texas Instruments, Inc.
#   2.375%, 05/16/16.............................       9,247   9,692,086
Thermo Fisher Scientific, Inc.
    3.200%, 05/01/15.............................       1,300   1,353,420
Time Warner Cable, Inc.
    3.500%, 02/01/15.............................       8,000   8,360,840
Time Warner, Inc.
    5.875%, 11/15/16.............................      12,484  14,540,452
TJX Cos., Inc.
    4.200%, 08/15/15.............................       1,575   1,702,967
Toronto-Dominion Bank (The)
    2.375%, 10/19/16.............................       3,000   3,146,469
Total Capital SA
#   3.125%, 10/02/15.............................       5,000   5,288,650
Toyota Motor Credit Corp.
    2.800%, 01/11/16.............................      10,500  11,092,630
    2.000%, 09/15/16.............................       5,000   5,190,760
Transatlantic Holdings, Inc.
    5.750%, 12/14/15.............................       1,000   1,105,507
TransCanada PipeLines, Ltd.
    4.000%, 06/15/13.............................       1,400   1,405,407
    0.875%, 03/02/15.............................       3,900   3,923,689
    3.400%, 06/01/15.............................       6,000   6,341,112
Travelers Cos., Inc. (The)
    5.500%, 12/01/15.............................       8,500   9,544,871
UBS AG
    2.250%, 08/12/13.............................       2,906   2,921,567
    3.875%, 01/15/15.............................       4,939   5,192,218
Unilever Capital Corp.
    2.750%, 02/10/16.............................       9,080   9,587,545
Union Bank NA
    3.000%, 06/06/16.............................      12,000  12,706,920
United Kingdom Gilt
    1.000%, 09/07/17............................. GBP  42,000  66,309,986
United Technologies Corp.
#   4.875%, 05/01/15.............................         900     977,837
UnitedHealth Group, Inc.
    4.750%, 02/10/14.............................       3,390   3,495,646
    5.000%, 08/15/14.............................       3,400   3,596,313
#   6.000%, 06/15/17.............................       2,800   3,334,736

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Unum Group
#   7.125%, 09/30/16............................. $     9,400 $11,061,704
US Bancorp
    2.000%, 06/14/13.............................       3,000   3,005,922
    4.200%, 05/15/14.............................       7,035   7,315,183
    3.150%, 03/04/15.............................       3,000   3,145,617
Valero Energy Corp.
    4.500%, 02/01/15.............................       2,000   2,125,720
#   6.125%, 06/15/17.............................       1,600   1,902,923
Veolia Environnement SA
    5.250%, 06/03/13.............................         800     802,536
Verizon Communications, Inc.
    5.550%, 02/15/16.............................       3,000   3,378,309
#   2.000%, 11/01/16.............................      11,000  11,373,747
Viacom, Inc.
    1.250%, 02/27/15.............................       2,300   2,316,916
    6.250%, 04/30/16.............................       5,000   5,738,540
    2.500%, 12/15/16.............................       8,000   8,353,064
Vodafone Group P.L.C.
    2.875%, 03/16/16.............................      11,995  12,626,741
Wal-Mart Stores, Inc.
    2.875%, 04/01/15.............................       5,900   6,183,383
    2.800%, 04/15/16.............................       8,000   8,499,808
Walgreen Co.
    1.800%, 09/15/17.............................       9,000   9,187,290
Walt Disney Co. (The)
#   1.125%, 02/15/17.............................      12,000  12,087,648
Waste Management, Inc.
    5.000%, 03/15/14.............................         258     267,863
    2.600%, 09/01/16.............................       6,494   6,809,647
Weatherford International, Ltd.
    4.950%, 10/15/13.............................       1,045   1,063,141
Wells Fargo & Co.
    1.500%, 07/01/15.............................       7,000   7,122,759
#   2.625%, 12/15/16.............................       9,000   9,485,937
Western Union Co. (The)
    6.500%, 02/26/14.............................       1,600   1,675,013
Westpac Banking Corp.
    3.000%, 12/09/15.............................       6,500   6,889,512
    2.000%, 08/14/17.............................       7,000   7,269,234

                                                           Face
                                                          Amount^       Value+
                                                    -     -------       ------
                                                           (000)
Westpac Securities NZ, Ltd.
      3.450%, 07/28/14............................. $         1,000 $    1,038,900
Whirlpool Corp.
      7.750%, 07/15/16.............................           5,000      5,910,925
Williams Partners L.P.
      3.800%, 02/15/15.............................           3,306      3,475,740
Wyndham Worldwide Corp.
      2.500%, 03/01/18.............................           6,200      6,250,350
Xerox Corp.
      4.250%, 02/15/15.............................           9,009      9,501,918
Yum! Brands, Inc.
      6.250%, 04/15/16.............................           9,040     10,303,204
                                                                    --------------
TOTAL BONDS........................................                  2,171,659,303
                                                                    --------------

                                                          Shares/
                                                           Face
                                                          Amount
                                                    -     -------         -
                                                           (000)
SECURITIES LENDING COLLATERAL -- (5.9%)
(S)@  DFA Short Term Investment Fund...............      12,359,551    143,000,000
@     Repurchase Agreement, Deutsche Bank
       Securities, Inc. 0.16%, 05/01/13
       (Collateralized by $299,715 FNMA, rates
       ranging from 3.000% to 3.500%, maturities
       ranging from 09/01/32 to 08/01/42, valued
       at $306,321) to be repurchased at $300,316..     $       300        300,315
                                                                    --------------
TOTAL SECURITIES LENDING COLLATERAL................                    143,300,315
                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,366,074,366)............................                  $2,408,259,688
                                                                    ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                Level 1     Level 2     Level 3      Total
                                ------- --------------  ------- --------------
 Agency Obligations............   --    $   93,300,070    --    $   93,300,070
 Bonds.........................   --     2,171,659,303    --     2,171,659,303
 Securities Lending Collateral.   --       143,300,315    --       143,300,315
 Forward Currency Contracts**..   --        (3,473,086)   --        (3,473,086)
                                  --    --------------    --    --------------
 TOTAL.........................   --    $2,404,786,602    --    $2,404,786,602
                                  ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

               DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
AGENCY OBLIGATIONS -- (5.1%)
Federal Farm Credit Bank
    4.800%, 02/13/23............................. $       900 $ 1,127,113
    2.630%, 08/03/26.............................       9,000   9,124,704
    5.770%, 01/05/27.............................       3,000   4,061,412
Federal Home Loan Bank
    3.625%, 06/11/21.............................       5,000   5,763,810
    5.250%, 12/09/22.............................       4,000   5,155,028
#   5.375%, 08/15/24.............................       4,000   5,327,464
    5.750%, 06/12/26.............................       3,580   4,915,827
Federal Home Loan Mortgage Corporation
    2.375%, 01/13/22.............................       4,000   4,205,852
Tennessee Valley Authority
    1.875%, 08/15/22.............................       4,000   3,966,180
#   6.750%, 11/01/25.............................      12,200  17,644,836
                                                              -----------
TOTAL AGENCY OBLIGATIONS.........................              61,292,226
                                                              -----------

BONDS -- (84.0%)
ACE INA Holdings, Inc.
    5.800%, 03/15/18.............................         915   1,108,167
    2.700%, 03/13/23.............................       3,000   3,053,418
Actavis, Inc.
    3.250%, 10/01/22.............................       5,100   5,081,461
Aetna, Inc.
#   3.950%, 09/01/20.............................         800     885,398
    2.750%, 11/15/22.............................       3,000   2,988,750
Aflac, Inc.
    8.500%, 05/15/19.............................       4,005   5,437,320
Agilent Technologies, Inc.
    5.000%, 07/15/20.............................         215     245,565
Allergan, Inc.
#   5.750%, 04/01/16.............................       1,200   1,368,410
Allstate Corp. (The)
    7.450%, 05/16/19.............................       3,685   4,863,854
Altria Group, Inc.
    4.750%, 05/05/21.............................       5,731   6,582,867
American Express Co.
    8.125%, 05/20/19.............................       1,900   2,572,893
American International Group, Inc.
#   4.875%, 06/01/22.............................       3,000   3,455,622
Ameriprise Financial, Inc.
    7.300%, 06/28/19.............................         635     830,277
Amgen, Inc.
#   4.500%, 03/15/20.............................         720     827,214
Anheuser-Busch InBev Worldwide, Inc.
    4.375%, 02/15/21.............................       5,700   6,597,693
Aon Corp.
#   5.000%, 09/30/20.............................       2,500   2,932,223
Apache Corp.
    6.900%, 09/15/18.............................         175     220,989

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Arrow Electronics, Inc.
    6.875%, 06/01/18............................. $     3,000 $3,562,629
Asian Development Bank
    2.250%, 08/18/17.............................       1,000  1,066,860
Associates Corp. of North America
    6.950%, 11/01/18.............................         190    234,165
AT&T, Inc.
#   5.800%, 02/15/19.............................         690    838,896
#   3.875%, 08/15/21.............................       1,800  1,997,602
#   3.000%, 02/15/22.............................       4,100  4,259,027
Australia & New Zealand Banking Group, Ltd.
#   5.100%, 01/13/20.............................       1,500  1,774,290
AutoZone, Inc.
    2.875%, 01/15/23.............................       5,000  4,887,600
Avon Products, Inc.
#   4.200%, 07/15/18.............................       2,000  2,116,860
Baker Hughes, Inc.
    7.500%, 11/15/18.............................       1,260  1,654,655
Baltimore Gas & Electric Co.
    2.800%, 08/15/22.............................       1,000  1,023,444
Bank Nederlandse Gemeenten
    4.375%, 02/16/21.............................       3,200  3,780,762
Bank of America Corp.
    3.300%, 01/11/23.............................       7,000  7,089,803
Bank of New York Mellon Corp. (The)
    5.450%, 05/15/19.............................       2,300  2,788,463
Bank of Nova Scotia
    4.375%, 01/13/21.............................       5,000  5,756,225
Barclays Bank P.L.C.
#   5.125%, 01/08/20.............................       6,000  7,009,500
Barrick Gold Corp.
#   3.850%, 04/01/22.............................       4,000  4,016,396
Baxter International, Inc.
    2.400%, 08/15/22.............................       7,140  7,095,696
BB&T Corp.
    6.850%, 04/30/19.............................       3,385  4,332,323
Becton Dickinson and Co.
#   5.000%, 05/15/19.............................         825    971,263
Berkshire Hathaway Finance Corp.
    5.400%, 05/15/18.............................       1,000  1,198,697
    3.000%, 05/15/22.............................       5,000  5,182,535
Berkshire Hathaway, Inc.
#   3.750%, 08/15/21.............................       4,000  4,417,592
#   3.400%, 01/31/22.............................       5,000  5,349,235
BHP Billiton Finance USA, Ltd.
#   6.500%, 04/01/19.............................       2,160  2,750,734
    3.250%, 11/21/21.............................       1,500  1,607,010

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
BlackRock, Inc.
    5.000%, 12/10/19............................. $     3,230 $ 3,846,765
#   4.250%, 05/24/21.............................       1,500   1,721,742
BMC Software, Inc.
#   4.250%, 02/15/22.............................       5,000   5,067,490
Boeing Capital Corp.
    4.700%, 10/27/19.............................         700     825,667
Boeing Co. (The)
    8.750%, 08/15/21.............................       1,829   2,652,910
Boston Scientific Corp.
    6.000%, 01/15/20.............................       2,900   3,423,392
BP Capital Markets P.L.C.
    4.750%, 03/10/19.............................         530     617,818
    4.500%, 10/01/20.............................       3,200   3,709,024
#   2.500%, 11/06/22.............................       3,500   3,486,770
Bristol-Myers Squibb Co.
    2.000%, 08/01/22.............................       3,070   2,962,479
British Columbia, Province of Canada
    6.500%, 01/15/26.............................      12,374  17,432,999
Broadcom Corp.
#   2.700%, 11/01/18.............................       4,000   4,267,952
Brown-Forman Corp.
    2.250%, 01/15/23.............................         750     745,121
Burlington Northern Santa Fe LLC
    7.000%, 12/15/25.............................       1,340   1,835,663
CA, Inc.
    5.375%, 12/01/19.............................         900   1,021,657
Caisse d'Amortissement de la Dette Sociale
    5.250%, 11/02/16.............................       1,600   1,837,792
Cameron International Corp.
    6.375%, 07/15/18.............................         485     584,014
Campbell Soup Co.
    3.050%, 07/15/17.............................       1,700   1,819,180
#   4.250%, 04/15/21.............................       1,600   1,789,098
Canadian National Railway Co.
#   5.550%, 03/01/19.............................       1,490   1,813,615
    2.850%, 12/15/21.............................       2,615   2,746,668
Canadian Natural Resources, Ltd.
    5.700%, 05/15/17.............................       1,000   1,170,710
    3.450%, 11/15/21.............................       5,250   5,645,740
Capital One Financial Corp.
    4.750%, 07/15/21.............................       6,400   7,346,368
Cardinal Health, Inc.
    4.625%, 12/15/20.............................       1,000   1,137,232
#   3.200%, 06/15/22.............................       6,000   6,155,286
Caterpillar Financial Services Corp.
    5.450%, 04/15/18.............................         640     764,620
Caterpillar, Inc.
    2.600%, 06/26/22.............................       5,500   5,643,242
CBS Corp.
    5.750%, 04/15/20.............................       2,800   3,350,567

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Charles Schwab Corp. (The)
#   4.450%, 07/22/20............................. $     2,750 $3,189,731
Chevron Corp.
#   2.355%, 12/05/22.............................       8,000  8,040,176
Chubb Corp. (The)
    5.750%, 05/15/18.............................       2,990  3,639,808
Church & Dwight Co., Inc.
    2.875%, 10/01/22.............................       1,000  1,014,861
Cigna Corp.
    5.375%, 03/15/17.............................         710    811,012
Cisco Systems, Inc.
#   4.450%, 01/15/20.............................       3,725  4,338,943
Citigroup, Inc.
    8.500%, 05/22/19.............................         600    807,127
    5.375%, 08/09/20.............................       1,875  2,235,902
    4.500%, 01/14/22.............................       2,300  2,597,043
CNA Financial Corp.
    5.750%, 08/15/21.............................       3,900  4,663,870
Coca-Cola Co. (The)
    3.300%, 09/01/21.............................       2,650  2,903,425
Coca-Cola Enterprises, Inc.
    3.500%, 09/15/20.............................       2,713  2,899,158
Colgate-Palmolive Co.
    1.950%, 02/01/23.............................       3,000  2,902,368
Comcast Cable Communications Holdings, Inc.
    9.455%, 11/15/22.............................       4,620  7,134,047
Commonwealth Bank of Australia
    5.000%, 03/19/20.............................       1,225  1,440,651
Computer Sciences Corp.
#   4.450%, 09/15/22.............................       5,000  5,353,680
ConAgra Foods, Inc.
    3.200%, 01/25/23.............................       4,000  4,090,452
ConocoPhillips
    6.000%, 01/15/20.............................       3,930  4,968,723
Consolidated Edison Co. of New York, Inc.
    6.650%, 04/01/19.............................         225    286,826
CR Bard, Inc.
    4.400%, 01/15/21.............................         800    904,343
Credit Suisse New York AG
#   4.375%, 08/05/20.............................       5,500  6,288,095
CVS Caremark Corp.
    6.250%, 06/01/27.............................       1,700  2,210,563
Darden Restaurants, Inc.
#   3.350%, 11/01/22.............................       4,000  3,880,956
Dell, Inc.
#   5.875%, 06/15/19.............................         640    668,884
#   4.625%, 04/01/21.............................       3,300  3,199,904
Deutsche Bank AG
    6.000%, 09/01/17.............................       4,165  4,963,243
Deutsche Telekom International Finance BV
    6.750%, 08/20/18.............................       1,085  1,344,133

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                   -  -------   ------
                                                       (000)
Devon Energy Corp.
#   3.250%, 05/15/22.............................   $   4,800 $ 4,927,642
Diageo Capital P.L.C.
    4.828%, 07/15/20.............................       3,600   4,275,446
Diageo Investment Corp.
    2.875%, 05/11/22.............................       1,400   1,447,321
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
    3.800%, 03/15/22.............................       4,900   5,146,524
Dollar General Corp.
    3.250%, 04/15/23.............................       2,000   2,005,808
Dominion Resources, Inc.
    4.450%, 03/15/21.............................       3,900   4,507,741
Dow Chemical Co. (The)
    5.700%, 05/15/18.............................       1,000   1,184,321
#   3.000%, 11/15/22.............................       1,000   1,000,405
Duke Energy Corp.
    5.050%, 09/15/19.............................         250     294,415
Eastman Chemical Co.
    4.500%, 01/15/21.............................       1,983   2,218,616
EI du Pont de Nemours & Co.
    4.625%, 01/15/20.............................         900   1,053,274
Enbridge Energy Partners L.P.
    5.200%, 03/15/20.............................         350     400,368
Encana Corp.
    6.500%, 05/15/19.............................       2,250   2,761,290
#   3.900%, 11/15/21.............................       3,700   3,985,148
Ensco P.L.C.
    4.700%, 03/15/21.............................       3,800   4,322,299
Enterprise Products Operating LLC
    5.200%, 09/01/20.............................       2,600   3,098,948
EOG Resources, Inc.
    5.625%, 06/01/19.............................       1,000   1,223,906
#   4.100%, 02/01/21.............................       3,850   4,393,177
EQT Corp.
    8.125%, 06/01/19.............................       1,625   2,030,369
European Investment Bank
    2.875%, 09/15/20.............................       1,000   1,086,500
#   4.000%, 02/16/21.............................       1,000   1,168,100
FedEx Corp.
#   2.625%, 08/01/22.............................       6,500   6,483,964
Fifth Third Bancorp
#   3.500%, 03/15/22.............................       7,500   7,957,267
France Government Bond OAT
    3.000%, 04/25/22............................. EUR  10,000  14,726,799
France Telecom SA
    5.375%, 07/08/19.............................       2,350   2,759,892
    4.125%, 09/14/21.............................       2,900   3,172,223
Freeport-McMoRan Copper & Gold, Inc.
#   3.550%, 03/01/22.............................       3,000   3,001,023

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
General Dynamics Corp.
    2.250%, 11/15/22............................. $     7,500 $ 7,357,440
General Electric Capital Corp.
    5.500%, 01/08/20.............................       2,700   3,246,013
Georgia Power Co.
    4.250%, 12/01/19.............................         610     711,450
    2.850%, 05/15/22.............................       2,550   2,637,432
GlaxoSmithKline Capital, Inc.
    5.650%, 05/15/18.............................       4,975   6,032,023
Goldman Sachs Group, Inc. (The)
    6.000%, 06/15/20.............................       1,150   1,385,506
    5.250%, 07/27/21.............................       5,500   6,377,035
Google, Inc.
#   3.625%, 05/19/21.............................       1,000   1,119,793
Great Plains Energy, Inc.
    4.850%, 06/01/21.............................       2,000   2,259,802
Halliburton Co.
    5.900%, 09/15/18.............................       1,000   1,227,319
    6.150%, 09/15/19.............................       2,360   2,983,307
Hartford Financial Services Group, Inc.
    5.500%, 03/30/20.............................       3,185   3,806,671
    5.125%, 04/15/22.............................       3,000   3,555,288
Hess Corp.
#   8.125%, 02/15/19.............................       3,745   4,880,068
Hewlett-Packard Co.
    5.500%, 03/01/18.............................       1,000   1,128,898
    4.375%, 09/15/21.............................       2,500   2,549,060
HJ Heinz Co.
    1.500%, 03/01/17.............................       3,722   3,752,241
Home Depot, Inc. (The)
    4.400%, 04/01/21.............................       6,000   6,998,562
Honeywell International, Inc.
    5.000%, 02/15/19.............................       2,895   3,458,124
Hormel Foods Corp.
    4.125%, 04/15/21.............................       2,310   2,599,485
Husky Energy, Inc.
    7.250%, 12/15/19.............................       2,500   3,227,367
Indiana Michigan Power Co.
    7.000%, 03/15/19.............................         235     296,343
Integrys Energy Group, Inc.
#   4.170%, 11/01/20.............................       1,000   1,116,746
Intel Corp.
    3.300%, 10/01/21.............................       4,400   4,684,381
    2.700%, 12/15/22.............................       3,000   2,998,686
Inter-American Development Bank
    7.000%, 06/15/25.............................       6,000   8,680,902
    6.750%, 07/15/27.............................       3,000   4,398,489
International Bank for Reconstruction &
 Development
    7.625%, 01/19/23.............................       7,700  11,606,056

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
International Business Machines Corp.
    1.875%, 08/01/22............................. $       700 $  675,058
Japan Finance Organization for Municipalities
    5.000%, 05/16/17.............................       1,300  1,506,830
John Deere Capital Corp.
#   2.750%, 03/15/22.............................       5,000  5,173,365
Johnson & Johnson
    2.950%, 09/01/20.............................       3,000  3,251,910
JPMorgan Chase & Co.
    6.300%, 04/23/19.............................         500    615,459
    4.950%, 03/25/20.............................         630    733,028
    4.350%, 08/15/21.............................       5,200  5,839,007
Juniper Networks, Inc.
    4.600%, 03/15/21.............................       4,000  4,364,796
Kellogg Co.
    3.250%, 05/21/18.............................       2,315  2,513,898
Kerr-McGee Corp.
    6.950%, 07/01/24.............................       4,900  6,264,709
KeyCorp
#   5.100%, 03/24/21.............................       7,000  8,265,754
KFW
    4.875%, 06/17/19.............................       1,350  1,640,250
    2.750%, 09/08/20.............................       2,000  2,176,000
    2.625%, 01/25/22.............................       3,000  3,197,829
Kinder Morgan Energy Partners L.P.
    5.300%, 09/15/20.............................       2,000  2,378,284
    5.800%, 03/01/21.............................         550    665,454
    4.150%, 03/01/22.............................       2,400  2,615,496
Kohl's Corp.
#   3.250%, 02/01/23.............................       2,000  1,979,318
Koninklijke Philips Electronics NV
    3.750%, 03/15/22.............................       1,822  1,974,647
Landwirtschaftliche Rentenbank
    2.375%, 09/13/17.............................       1,000  1,068,800
Lincoln National Corp.
    6.250%, 02/15/20.............................         180    220,796
Lockheed Martin Corp.
    4.250%, 11/15/19.............................       2,700  3,035,453
Lorillard Tobacco Co.
#   6.875%, 05/01/20.............................       2,000  2,445,432
Macy's Retail Holdings, Inc.
#   3.875%, 01/15/22.............................       1,570  1,680,941
#   2.875%, 02/15/23.............................       3,500  3,470,390
Magellan Midstream Partners L.P.
#   4.250%, 02/01/21.............................       3,370  3,763,923
Manitoba, Province of Canada
    2.100%, 09/06/22.............................       3,000  3,013,500
Marathon Oil Corp.
    6.000%, 10/01/17.............................       1,000  1,187,694
    5.900%, 03/15/18.............................         227    271,251

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
#   2.800%, 11/01/22............................. $     4,000 $3,998,340
Markel Corp.
    5.350%, 06/01/21.............................       4,200  4,862,474
    3.625%, 03/30/23.............................       2,000  2,050,194
Marsh & McLennan Cos., Inc.
    9.250%, 04/15/19.............................         225    307,015
McDonald's Corp.
    5.800%, 10/15/17.............................       1,000  1,206,075
    2.625%, 01/15/22.............................       2,900  2,993,566
McKesson Corp.
    7.500%, 02/15/19.............................       1,000  1,309,904
Medtronic, Inc.
#   4.450%, 03/15/20.............................       1,840  2,134,897
#   3.125%, 03/15/22.............................       1,600  1,699,429
MetLife, Inc.
#   7.717%, 02/15/19.............................       4,275  5,617,538
Microsoft Corp.
    4.200%, 06/01/19.............................       3,225  3,713,191
    3.000%, 10/01/20.............................       2,000  2,162,186
Mobil Corp.
    8.625%, 08/15/21.............................       2,013  3,031,169
Mondelez International, Inc.
    5.375%, 02/10/20.............................       4,000  4,784,844
Monsanto Co.
    5.500%, 08/15/25.............................       3,500  4,507,958
Morgan Stanley
#   5.500%, 07/28/21.............................       6,820  8,004,075
Motorola Solutions, Inc.
    3.750%, 05/15/22.............................       3,000  3,122,556
NASDAQ OMX Group, Inc. (The)
    5.550%, 01/15/20.............................       2,891  3,121,051
National Oilwell Varco, Inc.
    2.600%, 12/01/22.............................       8,500  8,588,051
NetApp, Inc.
    3.250%, 12/15/22.............................       1,700  1,696,476
New Brunswick, Province of Canada
    9.750%, 05/15/20.............................       1,000  1,449,199
Newmont Mining Corp.
    3.500%, 03/15/22.............................       4,474  4,415,068
News America, Inc.
#   4.500%, 02/15/21.............................       2,800  3,220,465
Nisource Finance Corp.
    6.125%, 03/01/22.............................       4,425  5,384,800
Noble Holding International, Ltd.
#   3.950%, 03/15/22.............................       4,100  4,288,838
Nordic Investment Bank
    5.000%, 02/01/17.............................       1,000  1,162,200
Northern Trust Corp.
#   3.450%, 11/04/20.............................         450    494,427
    3.375%, 08/23/21.............................       4,400  4,764,316
    2.375%, 08/02/22.............................       3,016  3,015,946

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Northrop Grumman Corp.
    5.050%, 08/01/19............................. $     1,125 $1,327,040
    3.500%, 03/15/21.............................       2,256  2,442,147
Novartis Capital Corp.
    4.400%, 04/24/20.............................       4,000  4,678,000
NSTAR LLC
    4.500%, 11/15/19.............................       1,900  2,193,575
Occidental Petroleum Corp.
#   2.700%, 02/15/23.............................       8,650  8,799,584
Ohio Power Co.
    5.375%, 10/01/21.............................       3,606  4,389,479
Omnicom Group, Inc.
    4.450%, 08/15/20.............................       3,650  4,050,529
ONEOK Partners L.P.
    8.625%, 03/01/19.............................       4,200  5,592,728
Ontario, Province of Canada
#   2.450%, 06/29/22.............................       1,700  1,734,377
Oracle Corp.
    5.000%, 07/08/19.............................       2,100  2,503,811
#   2.500%, 10/15/22.............................       3,000  2,998,725
PepsiCo, Inc.
    4.500%, 01/15/20.............................       1,575  1,834,132
Petro-Canada
    6.050%, 05/15/18.............................       2,261  2,730,121
Philip Morris International, Inc.
    5.650%, 05/16/18.............................       1,800  2,168,008
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    6.500%, 05/01/18.............................       2,130  2,629,300
    5.000%, 02/01/21.............................       1,000  1,180,781
    2.850%, 01/31/23.............................       4,000  4,018,100
PNC Funding Corp.
    4.375%, 08/11/20.............................       4,730  5,412,615
PPG Industries, Inc.
    2.700%, 08/15/22.............................       1,000  1,002,021
Praxair, Inc.
#   4.050%, 03/15/21.............................       3,800  4,283,246
#   2.200%, 08/15/22.............................       1,250  1,226,726
Precision Castparts Corp.
    2.500%, 01/15/23.............................       8,000  8,009,960
Principal Financial Group, Inc.
    8.875%, 05/15/19.............................         330    450,728
Private Export Funding Corp.
    4.300%, 12/15/21.............................       1,407  1,682,975
Progress Energy, Inc.
#   7.050%, 03/15/19.............................       2,000  2,546,488
Progressive Corp. (The)
    3.750%, 08/23/21.............................       6,800  7,527,865
Prudential Financial, Inc.
#   5.375%, 06/21/20.............................       4,170  4,944,215
Quest Diagnostics, Inc.
    4.700%, 04/01/21.............................       1,770  1,950,970
Questar Corp.
    2.750%, 02/01/16.............................         500    524,209

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Raytheon Co.
    3.125%, 10/15/20............................. $     2,900 $3,098,821
Reinsurance Group of America, Inc.
#   5.625%, 03/15/17.............................         200    226,619
    5.000%, 06/01/21.............................       1,500  1,699,377
Republic Services, Inc.
#   3.550%, 06/01/22.............................       4,000  4,230,716
Reynolds American, Inc.
    3.250%, 11/01/22.............................       6,850  6,897,416
Rio Tinto Finance USA, Ltd.
    4.125%, 05/20/21.............................       3,800  4,159,047
Rowan Cos., Inc.
    7.875%, 08/01/19.............................         600    754,564
Ryder System, Inc.
    5.850%, 11/01/16.............................       1,400  1,593,340
Safeway, Inc.
    5.000%, 08/15/19.............................       2,025  2,270,296
SCANA Corp.
    6.250%, 04/01/20.............................       1,750  2,093,513
Sempra Energy
    9.800%, 02/15/19.............................         160    225,921
Shell International Finance BV
    4.300%, 09/22/19.............................       1,500  1,746,099
#   4.375%, 03/25/20.............................       3,000  3,521,025
Southwest Airlines Co.
    5.250%, 10/01/14.............................         675    712,534
Southwestern Public Service Co.
    8.750%, 12/01/18.............................         350    469,097
StanCorp Financial Group, Inc.
    5.000%, 08/15/22.............................       5,000  5,294,710
State Street Corp.
    4.375%, 03/07/21.............................       6,200  7,159,307
Sunoco Logistics Partners Operations L.P.
#   4.650%, 02/15/22.............................       2,895  3,201,236
Svensk Exportkredit AB
    5.125%, 03/01/17.............................       1,400  1,623,720
Talisman Energy, Inc.
    7.750%, 06/01/19.............................       2,760  3,522,480
Target Corp.
#   2.900%, 01/15/22.............................       7,535  7,892,521
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.............................       1,200  1,440,592
Texas Instruments, Inc.
    1.650%, 08/03/19.............................       7,500  7,531,957
Time Warner Cable, Inc.
#   8.750%, 02/14/19.............................       2,645  3,536,537
Time Warner, Inc.
#   4.750%, 03/29/21.............................       2,200  2,553,896
    4.000%, 01/15/22.............................       1,800  1,985,441
Total Capital SA
    4.450%, 06/24/20.............................       3,000  3,510,000

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                  -   -------   ------
                                                       (000)
Toyota Motor Credit Corp.
    4.250%, 01/11/21............................. $     1,200 $1,379,976
    3.300%, 01/12/22.............................       3,165  3,393,621
TransAlta Corp.
    4.500%, 11/15/22.............................       1,000  1,033,282
TransCanada PipeLines, Ltd.
    7.125%, 01/15/19.............................         915  1,164,812
    3.800%, 10/01/20.............................       2,000  2,219,868
    2.500%, 08/01/22.............................       5,112  5,084,707
Travelers Cos., Inc. (The)
    5.800%, 05/15/18.............................         190    231,754
    3.900%, 11/01/20.............................       4,200  4,776,324
Tyson Foods, Inc.
    4.500%, 06/15/22.............................       4,000  4,416,560
UBS AG
    4.875%, 08/04/20.............................       2,928  3,425,713
Unilever Capital Corp.
    4.800%, 02/15/19.............................         825    973,748
    4.250%, 02/10/21.............................       3,500  4,048,985
UnionBanCal Corp.
    3.500%, 06/18/22.............................       8,400  8,853,088
United Parcel Service, Inc.
    3.125%, 01/15/21.............................       2,000  2,163,508
United Technologies Corp.
    4.500%, 04/15/20.............................       1,925  2,251,676
UnitedHealth Group, Inc.
    2.750%, 02/15/23.............................       7,750  7,811,612
Unum Group
    5.625%, 09/15/20.............................       3,500  4,084,188
US Bancorp
#   3.000%, 03/15/22.............................       3,000  3,138,126
Valero Energy Corp.
    9.375%, 03/15/19.............................       2,375  3,264,152
Verizon Communications, Inc.
    8.750%, 11/01/18.............................         367    495,793
    4.600%, 04/01/21.............................       4,050  4,671,108
VF Corp.
    3.500%, 09/01/21.............................       2,000  2,156,858
Viacom, Inc.
    4.500%, 03/01/21.............................       2,900  3,249,705
Vodafone Group P.L.C.
    4.375%, 03/16/21.............................       4,500  5,107,851
Wal-Mart Stores, Inc.
    5.800%, 02/15/18.............................       1,000  1,217,462
#   3.625%, 07/08/20.............................       3,075  3,432,696
    4.250%, 04/15/21.............................       4,000  4,628,204
Walgreen Co.
    5.250%, 01/15/19.............................       1,320  1,540,840
    3.100%, 09/15/22.............................       2,124  2,159,454
Walt Disney Co. (The)
    2.550%, 02/15/22.............................       4,000  4,087,060
Waste Management, Inc.
    4.600%, 03/01/21.............................       2,500  2,856,745
WellPoint, Inc.
    3.125%, 05/15/22.............................       4,900  5,004,654

                                                          Face
                                                         Amount^       Value+
                                                    -    -------       ------
                                                          (000)
Wells Fargo & Co.
      4.600%, 04/01/21............................. $        2,100 $    2,428,593
#     3.500%, 03/08/22.............................          5,700      6,114,641
Western Union Co. (The)
      3.650%, 08/22/18.............................          3,000      3,135,612
#     5.253%, 04/01/20.............................          3,568      3,897,387
Westpac Banking Corp.
#     4.875%, 11/19/19.............................          2,250      2,658,866
Whirlpool Corp.
      4.700%, 06/01/22.............................          3,000      3,333,291
Williams Partners L.P.
      4.000%, 11/15/21.............................          3,500      3,754,933
      3.350%, 08/15/22.............................          1,300      1,314,990
Wisconsin Electric Power Co.
      2.950%, 09/15/21.............................          6,675      7,121,384
WR Berkley Corp.
      5.375%, 09/15/20.............................            800        917,596
Xerox Corp.
#     4.500%, 05/15/21.............................          5,000      5,440,565
Zimmer Holdings, Inc.
      4.625%, 11/30/19.............................          2,500      2,856,368
                                                                   --------------
TOTAL BONDS........................................                 1,011,898,274
                                                                   --------------

                                                         Shares/
                                                          Face
                                                         Amount
                                                    -    -------         -
                                                          (000)
SECURITIES LENDING COLLATERAL -- (10.9%)
@     Repurchase Agreement, Deutsche Bank
       Securities, Inc. 0.16%, 05/01/13
       (Collateralized by $948,693 FNMA, rates
       ranging from 3.000% to 3.500%, maturities
       ranging from 09/01/32 to 08/01/42, valued
       at $969,603) to be repurchased at $950,595..           $951        950,591
(S)@  DFA Short Term Investment Fund...............     11,322,385    131,000,000
                                                                   --------------
TOTAL SECURITIES LENDING COLLATERAL................                   131,950,591
                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,160,752,947)............................                 $1,205,141,091
                                                                   ==============

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                Level 1     Level 2     Level 3      Total
                                ------- --------------  ------- --------------
 Agency Obligations............   --    $   61,292,226    --    $   61,292,226
 Bonds.........................   --     1,011,898,274    --     1,011,898,274
 Securities Lending Collateral.   --       131,950,591    --       131,950,591
 Forward Currency Contracts**..   --           (27,241)   --           (27,241)
                                  --    --------------    --    --------------
 TOTAL.........................   --    $1,205,113,850    --    $1,205,113,850
                                  ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                        DFA INVESTMENT GRADE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                       Shares       Value+
                                                                     ---------- --------------
AFFILIATED INVESTMENT COMPANIES -- (99.8%)
Investment in DFA Intermediate-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc............................... 45,126,993 $  500,909,618
Investment in DFA Intermediate Government Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc............................... 28,876,458    377,704,075
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc............................... 17,873,515    195,714,994
Investment in DFA Short-Term Government Portfolio of
  DFA Investment Dimensions Group Inc...............................  7,993,025     86,324,673
                                                                                --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $1,137,249,685)..........................................             1,160,653,360
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.2%)
State Street Institutional Liquid Reserves
  (Cost $2,728,738).................................................  2,728,738      2,728,738
                                                                                --------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $1,139,978,423)..........................................            $1,163,382,098
                                                                                ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                     Level 1     Level 2 Level 3     Total
                                  -------------- ------- ------- --------------
 Affiliated Investment Companies. $1,160,653,360   --      --    $1,160,653,360
 Temporary Cash Investments......      2,728,738   --      --         2,728,738
                                  --------------   --      --    --------------
 TOTAL........................... $1,163,382,098   --      --    $1,163,382,098
                                  ==============   ==      ==    ==============

                See accompanying Notes to Financial Statements.

                 DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                                 Face
                                                                Amount        Value+
                                                              ----------- --------------
                                                                (000)
U.S. TREASURY OBLIGATIONS -- (99.4%)
Treasury Inflation Protected Security
  2.375%, 01/15/17........................................... $    53,700 $   71,061,837
  2.625%, 07/15/17...........................................     107,000    142,173,008
  1.625%, 01/15/18...........................................     153,500    195,852,888
  1.375%, 07/15/18...........................................     159,100    198,379,362
  2.125%, 01/15/19...........................................     171,000    223,306,671
  1.875%, 07/15/19...........................................     133,600    176,237,162
  1.375%, 01/15/20...........................................     122,300    155,245,194
  1.250%, 07/15/20...........................................     111,000    140,294,622
  1.125%, 01/15/21...........................................     113,000    140,859,554
  0.625%, 07/15/21...........................................     107,500    126,428,057
  0.125%, 01/15/22...........................................     112,000    124,976,466
  0.125%, 07/15/22...........................................     120,500    132,643,836
  2.375%, 01/15/25...........................................     100,000    165,644,043
  2.000%, 01/15/26...........................................      65,800    101,018,043
  2.375%, 01/15/27...........................................      53,300     84,613,115
  1.750%, 01/15/28...........................................      59,200     84,721,617
  3.625%, 04/15/28...........................................      58,700    133,396,967
  2.500%, 01/15/29...........................................      77,800    119,418,064
  3.875%, 04/15/29...........................................      68,400    159,329,712
  3.375%, 04/15/32...........................................      31,000     66,409,719
                                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS..............................              2,742,009,937
                                                                          --------------

                                                                Shares
                                                              -----------
TEMPORARY CASH INVESTMENTS -- (0.6%)
State Street Institutional U.S. Government Money Market Fund.  16,465,813     16,465,813
                                                                          --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,474,658,363).......................................             $2,758,475,750
                                                                          ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 Investments in Securities (Market Value)
                             -------------------------------------------------
                               Level 1      Level 2     Level 3     Total
                             ----------- -------------- ------- --------------
 U.S. Treasury Obligations..          -- $2,742,009,937   --    $2,742,009,937
 Temporary Cash Investments. $16,465,813             --   --        16,465,813
                             ----------- --------------   --    --------------
 TOTAL...................... $16,465,813 $2,742,009,937   --    $2,758,475,750
                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
MUNICIPAL BONDS -- (96.8%)
ALABAMA -- (0.5%)
Alabama Water Pollution Control Authority (RB)
 Series B
    2.000%, 08/15/14............................. $5,255 $5,366,616
City of Birmingham (GO) Series A (NATL-RE)
    5.000%, 04/01/16.............................  2,800  3,142,020
                                                         ----------
TOTAL ALABAMA....................................         8,508,636
                                                         ----------

ALASKA -- (0.6%)
Alaska Industrial Dev. & Export Authority (RB)
 Series A (GO OF AUTH)
    5.000%, 04/01/14.............................  3,000  3,129,600
City of Anchorage (GO) Series B (NATL-RE)
    5.000%, 12/01/14.............................  3,440  3,694,285
City of Anchorage (GO) Series F (NATL-RE FGIC)
    4.250%, 09/01/13.............................  2,385  2,416,625
                                                         ----------
TOTAL ALASKA.....................................         9,240,510
                                                         ----------

ARIZONA -- (4.6%)
Arizona School Facilities Board (RB)
    5.000%, 01/01/15.............................  1,125  1,211,366
Arizona State Transportation Board (RB)
    5.000%, 07/01/13.............................  8,000  8,062,320
    5.000%, 07/01/14.............................  4,815  5,075,347
    5.000%, 07/01/17.............................  2,105  2,472,702
City of Phoenix (GO) Series A
    5.000%, 07/01/14.............................  7,975  8,406,208
City of Scottsdale (GO)
    5.000%, 07/01/14.............................  2,500  2,635,475
Maricopa County Community College District (GO)
 Series A
    4.000%, 07/01/13.............................  5,000  5,031,000
Maricopa County Unified School District (GO)
 (AGM)
    5.000%, 07/01/13.............................  6,800  6,852,700
Phoenix Civic Improvement Corp. (RB) (AMBAC)
    5.000%, 07/01/14.............................  4,000  4,214,840
Pima County (GO)
    3.000%, 07/01/16.............................  1,625  1,730,056
Salt River Project Agricultural Improvement &
 Power District (RB) Series A
    5.000%, 01/01/14.............................  7,000  7,220,920
    5.000%, 01/01/15.............................  4,430  4,769,338

                                                     Face
                                                    Amount    Value+
                                                    ------    ------
                                                    (000)
ARIZONA -- (Continued)
Salt River Project Agricultural Improvement &
 Power District (RB) Series B
     4.000%, 12/01/14.............................. $ 3,190 $ 3,372,500
     4.000%, 01/01/16..............................   5,000   5,463,400
Scottsdale Municipal Property Corp. (RB)
     5.000%, 07/01/13..............................   3,070   3,093,915
Town of Gilbert (GO)
     5.000%, 07/01/14..............................   3,600   3,794,652
                                                            -----------
TOTAL ARIZONA......................................          73,406,739
                                                            -----------

COLORADO -- (0.3%)
City of Aurora (GO)
     5.000%, 12/01/14..............................   4,515   4,850,239
                                                            -----------

CONNECTICUT -- (3.4%)
Connecticut State (GO) Series A
     4.000%, 01/01/14..............................   5,000   5,125,100
     2.500%, 02/15/14..............................   2,000   2,035,660
     3.250%, 02/15/14..............................   2,800   2,866,360
Connecticut State (GO) Series B (NATL-RE)
     5.000%, 12/01/13..............................   5,000   5,138,500
Connecticut State (GO) Series C
     5.000%, 12/01/13..............................   5,700   5,857,890
     5.000%, 12/01/15..............................   4,000   4,464,800
Connecticut State Economic Recovery (GO) Series D
     5.000%, 01/01/14..............................   3,500   3,610,705
Hartford County Metropolitan District (BAN)
     1.750%, 03/25/14..............................  20,775  21,067,927
Hartford County Metropolitan District (GO)
 Series A
     4.000%, 07/15/15..............................   3,900   4,203,615
                                                            -----------
TOTAL CONNECTICUT..................................          54,370,557
                                                            -----------

DELAWARE -- (0.7%)
City of Wilmington (GO) Series A
     5.000%, 12/01/14..............................   2,625   2,819,040
Delaware Transportation Authority (RB) Series A
     5.000%, 07/01/15..............................   3,480   3,820,935
     5.000%, 07/01/15..............................   4,270   4,687,350
                                                            -----------
TOTAL DELAWARE.....................................          11,327,325
                                                            -----------

DISTRICT OF COLUMBIA -- (3.0%)
District of Columbia (GO)
     2.000%, 09/30/13..............................  47,000  47,355,320
                                                            -----------

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount    Value+
                                                          ------    ------
                                                          (000)
FLORIDA -- (2.9%)
Broward County (GO)
(currency)  5.000%, 01/01/23
            (Pre-refunded @ $100, 1/1/14)................ $ 5,000 $ 5,158,800
City of Jacksonville (RB) Series A-1
            5.000%, 10/01/13.............................   3,000   3,057,870
Florida State Board of Education (GO) Series B
            5.000%, 06/01/16.............................   2,500   2,847,275
            5.000%, 06/01/17.............................   9,700  11,382,368
Florida State Board of Education (GO) Series B (ST GTD)
            5.250%, 06/01/13.............................   3,700   3,714,948
Florida State Board of Education (GO) Series C
            5.000%, 06/01/15.............................   6,440   7,066,483
Florida State Board of Education (GO) Series D
            5.000%, 06/01/13.............................  13,085  13,134,985
                                                                  -----------
TOTAL FLORIDA............................................          46,362,729
                                                                  -----------

GEORGIA -- (0.3%)
Athens-Clarke County Unified Government Water & Sewerage
 Revenue (RB)
            5.000%, 01/01/17.............................   1,100   1,271,534
City of Albany (GO)
            3.000%, 06/01/17.............................   2,220   2,421,154
Georgia State Road & Tollway Authority (RB) Series A
            5.000%, 06/01/16.............................     255     287,911
            5.000%, 06/01/17.............................   1,000   1,162,480
                                                                  -----------
TOTAL GEORGIA............................................           5,143,079
                                                                  -----------

HAWAII -- (2.3%)
City & County of Honolulu (GO) Series A (NATL-RE)
            5.000%, 07/01/13.............................   1,445   1,456,257
City & County of Honolulu (GO) Series B (AGM)
            5.500%, 07/01/13.............................   2,000   2,017,240
City & County of Honolulu (GO) Series B (FSA)
            5.250%, 07/01/15.............................   4,220   4,651,242
Hawaii State (GO) Series DG (AMBAC)
            5.000%, 07/01/13.............................   6,000   6,046,500
            5.000%, 07/01/15.............................  15,945  17,503,464
Hawaii State (GO) Series DT
            4.000%, 11/01/14.............................   4,950   5,223,636
                                                                  -----------
TOTAL HAWAII.............................................          36,898,339
                                                                  -----------

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
ILLINOIS -- (0.9%)
Central Lake County Joint Action Water Agency
 (RB)
    4.000%, 05/01/18............................. $ 6,195 $ 7,160,367
City of Peoria (GO) Series D
    4.000%, 01/01/17.............................   1,620   1,796,742
Du Page Cook & Will Counties Community College
 District No. 502 (GO)
    5.000%, 06/01/16.............................   5,000   5,668,250
                                                          -----------
TOTAL ILLINOIS...................................          14,625,359
                                                          -----------

KANSAS -- (1.9%)
City of Lawrence (GO) Series I
    1.000%, 10/01/13.............................  24,215  24,296,604
Johnson County Unified School District No. 229
 Blue Valley (GO) Series B
    4.000%, 10/01/13.............................   6,745   6,851,099
                                                          -----------
TOTAL KANSAS.....................................          31,147,703
                                                          -----------

KENTUCKY -- (0.7%)
Kentucky State Asset Liability Commission (RB)
 Series A (AMBAC)
    5.000%, 10/01/16.............................     500     570,160
Louisville & Jefferson County Metropolitan Sewer
 District (RB) Series B
    5.000%, 05/15/15.............................   9,415  10,291,160
                                                          -----------
TOTAL KENTUCKY...................................          10,861,320
                                                          -----------

LOUISIANA -- (0.1%)
Saint Tammany Parish Wide School District No.12
 (GO) (ASSURED GTY)
    5.000%, 03/01/16.............................     930   1,041,488
                                                          -----------

MAINE -- (0.6%)
Cumberland County (TAN)
    1.000%, 11/15/13.............................   8,900   8,940,228
                                                          -----------

MARYLAND -- (5.1%)
Baltimore County (BAN)
    1.500%, 02/24/14.............................  40,000  40,425,600
Baltimore County (GO)
    5.000%, 02/01/14.............................   4,750   4,919,860
Cecil County (GO)
    3.000%, 06/01/14.............................   1,110   1,142,712
Maryland State (GO)
    5.500%, 08/01/13.............................   6,000   6,078,120
Maryland State (GO) Series C
    5.000%, 03/01/16.............................   1,000   1,128,910
Maryland State Department of Transportation (RB)
    5.000%, 11/01/13.............................   4,120   4,218,097

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount    Value+
                                                          ------    ------
                                                          (000)
MARYLAND -- (Continued)
Montgomery County (GO) Series A
            5.000%, 11/01/14............................. $10,750 $11,511,207
University System of Maryland (RB) Series D
            3.000%, 04/01/15.............................   2,200   2,312,244
Washington County Suburban Sanitation District (GO)
            3.000%, 06/01/14.............................  10,000  10,299,100
                                                                  -----------
TOTAL MARYLAND...........................................          82,035,850
                                                                  -----------

MASSACHUSETTS -- (2.7%)
City of Boston (GO) Series A
            5.000%, 04/01/14.............................   4,650   4,853,484
Commonwealth of Massachusetts (GO) Series A
            5.000%, 08/01/14.............................   4,800   5,083,104
Commonwealth of Massachusetts (GO) Series C (GO OF
 CMNWLTH)
            5.500%, 11/01/15.............................   2,200   2,479,378
Commonwealth of Massachusetts (GO) Series C (NATL-RE
 FGIC GO OF CMNWLTH)
            5.500%, 11/01/14.............................   5,000   5,389,750
Commonwealth of Massachusetts (GO) Series D
            5.500%, 11/01/14.............................   4,585   4,942,401
Commonwealth of Massachusetts (GO) Series D (NATL-RE)
            5.500%, 11/01/13.............................   7,550   7,748,414
Commonwealth of Massachusetts (RB) Series A
            5.500%, 12/15/13.............................   9,450   9,753,723
University of Massachusetts Building Authority (RB)
 Series 1 (AMBAC)
(currency)  5.250%, 11/01/22
            (Pre-refunded @ $100, 11/1/13)...............   3,490   3,576,866
                                                                  -----------
TOTAL MASSACHUSETTS......................................          43,827,120
                                                                  -----------

MICHIGAN -- (1.8%)
Michigan Municipal Bond Authority (RB)
            5.000%, 10/01/13.............................   3,240   3,304,281
            5.500%, 10/01/13.............................  15,085  15,415,211
Michigan State (GO)
            5.500%, 12/01/13.............................  10,000  10,305,900
                                                                  -----------
TOTAL MICHIGAN...........................................          29,025,392
                                                                  -----------

MINNESOTA -- (3.6%)
Chaska Independent School District No. 112 (GO) Series A
 (SD CRED PROG)
            4.000%, 02/01/15.............................   5,740   6,108,164

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
MINNESOTA -- (Continued)
City of Minneapolis (GO)
    3.000%, 12/01/15............................. $ 8,700 $ 9,279,507
City of Minneapolis (GO) Series B
    4.000%, 12/01/15.............................   8,830   9,644,391
Minnesota Public Facilities Authority (RB)
 Series B
    5.000%, 03/01/14.............................   5,800   6,030,608
Minnesota State (GO)
    5.000%, 08/01/14.............................   2,000   2,117,960
Minnesota State (GO) Series H
    5.000%, 11/01/14.............................  15,000  16,057,500
    5.000%, 11/01/15.............................   5,000   5,574,300
Washington County (GO) Series A
    5.000%, 02/01/15.............................   3,275   3,535,395
                                                          -----------
TOTAL MINNESOTA..................................          58,347,825
                                                          -----------

MISSOURI -- (0.2%)
Missouri State (GO) Series A
    5.000%, 10/01/13.............................   2,600   2,651,584
                                                          -----------

NEBRASKA -- (0.4%)
University of Nebraska Facilities Corp. (RB)
    5.000%, 07/15/16.............................   5,220   5,948,608
                                                          -----------

NEVADA -- (2.2%)
Clark County (GO)
    5.000%, 11/01/16.............................   7,425   8,491,973
Clark County School District (GO) Series B
 (AMBAC)
    4.500%, 06/15/17.............................   5,770   6,605,034
Clark County School District (GO) Series C
    5.000%, 06/15/16.............................   1,000   1,131,670
Nevada State (GO)
    5.000%, 06/01/13.............................  12,990  13,038,842
Nevada State (GO) (NATL-RE FGIC)
    5.000%, 12/01/13.............................   1,400   1,438,374
Truckee Meadows Water Authority (RB)
    5.000%, 07/01/15.............................   3,900   4,268,745
                                                          -----------
TOTAL NEVADA.....................................          34,974,638
                                                          -----------

NEW HAMPSHIRE -- (0.3%)
City of Dover (GO)
    3.000%, 06/15/16.............................   1,850   1,972,063
    3.000%, 06/15/17.............................   1,000   1,080,880
City of Nashua (GO)
    5.000%, 03/15/17.............................   1,400   1,626,912
                                                          -----------
TOTAL NEW HAMPSHIRE..............................           4,679,855
                                                          -----------

NEW JERSEY -- (1.7%)
East Windsor Regional School District (GO) (SCH
 BD RES FD)
    3.000%, 03/01/16.............................     625     658,863

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
NEW JERSEY -- (Continued)
Livingston Township (GO)
    3.000%, 01/15/16............................. $ 1,335 $ 1,410,708
    3.000%, 01/15/17.............................   1,810   1,940,465
New Jersey State (GO)
    5.000%, 06/01/13.............................   5,940   5,962,334
    5.000%, 06/01/14.............................   4,600   4,836,026
    5.000%, 08/01/14.............................   4,000   4,231,760
New Jersey State (GO) Series H
    5.250%, 07/01/15.............................   3,500   3,859,275
New Jersey State (GO) Series M (AMBAC)
    5.500%, 07/15/14.............................   4,000   4,247,440
                                                          -----------
TOTAL NEW JERSEY.................................          27,146,871
                                                          -----------

NEW MEXICO -- (0.1%)
New Mexico State (RB) Series A
    5.000%, 07/01/13.............................   2,000   2,015,580
                                                          -----------

NEW YORK -- (7.6%)
City of New York (GO) Series A
    5.000%, 08/01/14.............................   7,865   8,330,923
City of New York (GO) Series A-1
    5.000%, 08/01/14.............................   2,500   2,648,100
City of New York (GO) Series B
    5.000%, 08/01/15.............................  10,000  11,017,200
City of New York (GO) Series C
    5.000%, 08/01/15.............................   2,630   2,897,524
City of New York (GO) Series E
    5.000%, 08/01/13.............................   6,475   6,551,534
    4.000%, 08/01/14.............................   7,000   7,327,740
City of New York (GO) Series H-2
    3.000%, 06/01/16.............................   4,000   4,289,760
City of New York (GO) Series I
    5.000%, 08/01/14.............................   4,000   4,236,960
Long Beach City School District (GO) (ST AID
 WITHHLDG)
    3.000%, 05/01/16.............................   3,740   3,928,384
New York State (GO) Series C
    3.000%, 02/01/14.............................   4,655   4,751,219
    3.000%, 02/01/15.............................   3,010   3,149,664
New York State Dormitory Authority (RB) (GO OF
 UNIV)
    5.000%, 07/01/13.............................   4,590   4,625,894
New York State Dormitory Authority (RB) Series A
    5.000%, 02/15/15.............................   1,025   1,110,229
    5.000%, 03/15/16.............................  20,000  22,564,400
New York State Dormitory Authority (RB) Series C
    5.000%, 03/15/14.............................   7,500   7,812,225
New York State Urban Development Corp. (RB)
 Series A
    5.000%, 03/15/17.............................   2,195   2,558,075
Suffolk County (GO)
    4.000%, 10/15/13.............................   3,060   3,107,920

                                                           Face
                                                          Amount     Value+
                                                          ------     ------
                                                          (000)
NEW YORK -- (Continued)
Suffolk County (GO) Series A
            4.000%, 04/01/16............................. $ 1,035 $  1,116,423
            3.000%, 05/15/16.............................   3,325    3,498,665
Suffolk County (GO) Series B
            3.000%, 10/15/15.............................   4,290    4,509,948
            3.000%, 10/15/16.............................   2,000    2,118,520
Suffolk County (GO) Series B (AGM)
            5.250%, 05/01/16.............................   3,315    3,709,783
Suffolk County (GO) Series C
            4.000%, 10/15/15.............................   5,890    6,334,400
                                                                  ------------
TOTAL NEW YORK...........................................          122,195,490
                                                                  ------------

NORTH CAROLINA -- (3.8%)
City of Charlotte (GO) Series B
            5.000%, 06/01/16.............................   2,335    2,652,443
Mecklenburg County (GO) Series B
            2.000%, 03/01/16.............................   5,000    5,224,700
Mecklenburg County (GO) Series C
            5.000%, 02/01/14.............................   5,680    5,883,117
North Carolina State (GO) Series A
            5.500%, 03/01/14.............................   3,000    3,131,700
            5.000%, 03/01/17.............................   9,025   10,547,788
North Carolina State (GO) Series B
            5.000%, 04/01/14.............................   4,550    4,749,108
            5.000%, 04/01/16.............................   7,350    8,320,641
North Carolina State (GO) Series E
            5.000%, 05/01/14.............................  15,705   16,451,930
Sanford Enterprise (RB) Series A
            5.000%, 06/01/15.............................   2,540    2,776,499
Wake County (GO) Series C
            5.000%, 03/01/15.............................   1,400    1,520,106
                                                                  ------------
TOTAL NORTH CAROLINA.....................................           61,258,032
                                                                  ------------

OHIO -- (3.3%)
City of Cincinnati School District (GO) (AGM)
(currency)  5.000%, 12/01/31
            (Pre-refunded @ $100, 12/1/13)...............  11,730   12,052,810
City of Columbus (GO) Series 2
            5.000%, 07/01/13.............................   3,000    3,023,460
            5.000%, 07/01/14.............................   4,605    4,859,012
City of Columbus (GO) Series D
            5.000%, 12/15/13.............................     575      592,106
City of Mason School District (GO) (NATL-RE FGIC)
            5.000%, 12/01/15.............................   2,000    2,228,580
Greater Cleveland Regional Transit Authority (GO)
 Series B
            5.000%, 12/01/16.............................   2,725    3,115,411
Ohio State (GO)
            5.000%, 05/01/14.............................   5,000    5,237,300
            5.000%, 11/01/15.............................   2,425    2,700,310

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
OHIO -- (Continued)
Ohio State (GO) Series C
    5.000%, 09/15/14............................. $ 3,105 $ 3,305,645
    5.000%, 08/01/15.............................   4,000   4,411,640
    5.000%, 08/01/17.............................   2,475   2,912,456
Ohio State (GO) Series D
    5.000%, 09/15/14.............................   3,800   4,045,556
Ohio State University (RB) Series A (ETM)
    4.000%, 12/01/15.............................      55      60,058
Ohio State University (RB) Series A (UP)
    4.000%, 12/01/15.............................     945   1,029,351
Ohio State Water Development Authority (RB)
 Series A
    5.000%, 06/01/16.............................   3,080   3,501,775
                                                          -----------
TOTAL OHIO.......................................          53,075,470
                                                          -----------

OKLAHOMA -- (1.0%)
City of Tulsa (GO)
    4.000%, 05/01/14.............................   1,830   1,898,680
Cleveland County Independent School District
 No. 29 (GO)
    1.500%, 03/01/16.............................   4,415   4,535,044
    1.500%, 03/01/17.............................   1,465   1,509,184
Oklahoma State Turnpike Authority (RB) Series A
    5.000%, 01/01/15.............................   1,320   1,422,023
Tulsa County Independent School District No. 3
 (GO)
    2.000%, 04/01/15.............................   2,425   2,502,091
    2.000%, 04/01/16.............................   4,300   4,483,610
                                                          -----------
TOTAL OKLAHOMA...................................          16,350,632
                                                          -----------

OREGON -- (3.3%)
City of Portland (GO) Series A
    4.000%, 06/01/15.............................   2,000   2,142,780
Jackson County School District No. 5 (GO)
 (NATL-RE FGIC SCH BD GTY)
    5.000%, 06/15/15.............................   1,965   2,151,380
Multnomah County (GO)
    5.000%, 10/01/14.............................   5,490   5,856,293
Oregon State (GO) Series A
    2.000%, 06/28/13.............................  32,800  32,893,808
Portland Community College District (GO)
    5.000%, 06/15/14.............................   7,410   7,801,396
Washington County School District No. 15 Forest
 Grove (GO) (AGM SCH BD GTY)
    5.250%, 06/15/15.............................   1,555   1,705,462
                                                          -----------
TOTAL OREGON.....................................          52,551,119
                                                          -----------

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
PENNSYLVANIA -- (2.3%)
Commonwealth of Pennsylvania (GO) Second Series
    5.500%, 06/01/14............................. $8,000 $ 8,450,880
Commonwealth of Pennsylvania (GO) Series A
    5.000%, 02/15/14.............................  9,000   9,338,670
    5.000%, 02/15/16.............................  7,420   8,341,712
    5.000%, 05/01/16.............................  2,025   2,294,204
Conestoga Valley School District (GO) (ST AID
 WITHHLDG)
    4.000%, 01/15/17.............................  2,680   2,965,125
Tredyffrin Easttown School District (GO) (ST AID
 WITHHLDG)
    5.000%, 02/15/15.............................  2,535   2,744,847
University of Pittsburgh of the Commonwealth
 System of Higher Education (RB) Series B (GO OF
 UNIV)
    5.000%, 09/15/15.............................  1,850   2,045,138
                                                         -----------
TOTAL PENNSYLVANIA...............................         36,180,576
                                                         -----------

RHODE ISLAND -- (0.8%)
Rhode Island State & Providence Plantations (GO)
 (AGM)
    5.000%, 02/15/15.............................  2,130   2,301,529
Rhode Island State & Providence Plantations (GO)
 (AGM) (ETM)
    5.000%, 02/15/15.............................  1,255   1,359,115
Rhode Island State & Providence Plantations (GO)
 Series A
    4.000%, 08/01/17.............................  2,065   2,322,712
Rhode Island State & Providence Plantations (GO)
 Series B (NATL-RE)
    5.000%, 08/01/13.............................  4,700   4,755,084
Rhode Island State & Providence Plantations (GO)
 Series E (NATL-RE)
    5.000%, 11/01/15.............................  2,260   2,496,328
                                                         -----------
TOTAL RHODE ISLAND...............................         13,234,768
                                                         -----------

SOUTH CAROLINA -- (2.4%)
Beaufort County School District (GO) Series A
 (SCSDE)
    5.000%, 03/01/14.............................  5,505   5,723,438
Beaufort County School District (GO) Series B
 (SCSDE)
    5.000%, 03/01/14.............................  2,795   2,905,906
Beaufort County School District (GO) Series D
 (SCSDE)
    5.000%, 03/01/17.............................  6,425   7,474,588
Clemson University (RB)
    2.000%, 05/01/16.............................  1,355   1,403,428

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
SOUTH CAROLINA -- (Continued)
Oconee County School District (GO) Series B
 (SCSDE)
     4.000%, 03/01/14.............................. $1,100 $ 1,134,551
Richland County School District No. 2 (GO)
 Series C (SCSDE)
     5.000%, 02/01/16..............................  6,330   7,099,854
South Carolina State (GO) Series A
     4.000%, 06/01/15..............................  6,000   6,453,000
South Carolina State Public Service Authority
 (RB) Series A (NATL-RE FGIC)
     5.500%, 01/01/15..............................    500     542,260
South Carolina State Public Service Authority
 (RB) Series E
     5.000%, 01/01/15..............................    835     898,669
York County School District No. 3 (GO) Series B
 (SCSDE)
     5.000%, 03/01/15..............................  4,770   5,178,312
                                                           -----------
TOTAL SOUTH CAROLINA...............................         38,814,006
                                                           -----------

SOUTH DAKOTA -- (0.1%)
Sioux Falls School District No. 49-5 (GO) Series
 B
     5.000%, 07/01/15..............................  1,500   1,643,535
                                                           -----------

TENNESSEE -- (1.9%)
City of Kingsport (GO) Series B
     3.000%, 04/01/17..............................  2,005   2,177,731
City of Memphis (GO) Series A
     5.000%, 04/01/17..............................  1,230   1,432,655
Knox County (GO)
     5.500%, 04/01/14..............................  6,300   6,595,470
Shelby County (GO) Series A
     5.000%, 04/01/14..............................  6,680   6,971,715
Shelby County (GO) Series A (ETM)
     5.000%, 04/01/14..............................  1,665   1,737,078
Sumner County (GO)
     5.000%, 06/01/14..............................  8,500   8,933,330
Tennessee State (GO) Series A
     5.000%, 05/01/14..............................  3,000   3,142,680
                                                           -----------
TOTAL TENNESSEE....................................         30,990,659
                                                           -----------

TEXAS -- (15.6%)
Arlington Independent School District (GO)
 (PSF-GTD)
     5.000%, 02/15/14..............................  5,885   6,105,040
Austin Independent School District (GO) (PSF-GTD)
     5.000%, 08/01/14..............................  6,895   7,299,874
Carrollton-Farmers Branch Independent School
 District (GO) (PSF-GTD)
     5.000%, 02/15/16..............................  6,570   7,393,944

                                                           Face
                                                          Amount    Value+
                                                          ------    ------
                                                          (000)
TEXAS -- (Continued)
City of Dallas (GO)
            5.000%, 02/15/14............................. $ 4,585 $ 4,756,066
            5.000%, 02/15/14.............................   8,770   9,097,209
            5.000%, 02/15/15.............................  11,800  12,781,170
            5.000%, 02/15/15.............................   2,440   2,642,886
City of Dallas (GO) Series A
            5.000%, 02/15/16.............................   2,530   2,843,518
City of Dallas (RB) (AMBAC)
            5.000%, 10/01/13.............................   7,605   7,755,579
City of Frisco (GO) (NATL-RE FGIC)
            5.250%, 02/15/16.............................   1,175   1,326,975
City of Houston (GO) Series A
            4.000%, 03/01/16.............................   4,500   4,932,315
            5.000%, 03/01/16.............................  17,850  20,064,828
City of San Antonio Electric & Gas (RB)
            5.375%, 02/01/15.............................   5,975   6,499,963
City of San Antonio Electric & Gas (RB) Series A
            5.250%, 02/01/14.............................  13,480  13,982,939
            5.250%, 02/01/14.............................      90      93,317
            5.000%, 02/01/15.............................   3,025   3,271,053
            5.000%, 02/01/16.............................   2,875   3,225,491
County of El Paso (GO) (NATL-RE)
            5.000%, 02/15/16.............................   2,490   2,784,592
Dallas Waterworks & Sewer System (RB) (AMBAC)
            5.000%, 10/01/14.............................   9,000   9,595,170
Denton County (GO) Series A
            5.000%, 07/15/15.............................   3,960   4,350,298
Fort Bend Independent School District (GO) (PSF-GTD)
            5.000%, 08/15/15.............................   3,000   3,307,530
Houston Independent School District (GO) Series A-1
            5.000%, 02/15/15.............................   4,000   4,333,360
North Texas Municipal Water District (RB)
            5.000%, 09/01/14.............................   1,155   1,226,714
            5.000%, 06/01/16.............................   2,130   2,413,972
Northwest Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/15.............................   1,000   1,083,340
Nueces County (GO)
            2.000%, 02/15/15.............................   2,375   2,445,039
San Marcos Consolidated Independent School District (GO)
 (PSF-GTD)
(currency)  5.250%, 08/01/20
            (Pre-refunded @ $100, 8/1/14)................   3,195   3,394,176
Socorro Independent School District (GO) (PSF-GTD)
            5.250%, 08/15/14.............................   2,270   2,414,712

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount     Value+
                                                  ------     ------
                                                  (000)
TEXAS -- (Continued)
Texas Public Finance Authority (RB) Series A
    5.000%, 01/01/14............................. $ 5,000 $  5,158,150
    5.000%, 07/01/15.............................  10,000   10,993,400
    5.000%, 01/01/16.............................   3,345    3,735,763
Texas State (GO)
    5.000%, 10/01/16.............................   5,000    5,750,850
Texas State (RN)
    2.500%, 08/30/13.............................  46,500   46,857,585
Texas State Transportation Commission (RB)
    5.000%, 04/01/14.............................   5,870    6,125,228
Texas Tech University (RB) Series 12
    5.000%, 02/15/16.............................   2,095    2,352,140
University of Texas (RB) Series A
    5.000%, 07/01/14.............................   5,250    5,536,387
University of Texas (RB) Series B
    5.250%, 08/15/13.............................   3,850    3,905,363
University of Texas (RB) Series F
    5.000%, 08/15/15.............................   2,405    2,656,779
Williamson County (GO) (NATL-RE)
    5.000%, 02/15/14.............................   5,000    5,186,550
                                                          ------------
TOTAL TEXAS......................................          249,679,265
                                                          ------------

UTAH -- (1.8%)
Alpine School District (GO) (SCH BD GTY)
    3.000%, 03/15/16.............................   2,770    2,965,202
City of Salt Lake (GO)
    2.500%, 06/28/13.............................  19,000   19,069,350
Davis County School District (GO) Series B
    5.000%, 06/01/13.............................   2,000    2,007,640
Utah State (GO) Series B
    4.000%, 07/01/13.............................   4,700    4,729,140
                                                          ------------
TOTAL UTAH.......................................           28,771,332
                                                          ------------

VIRGINIA -- (2.4%)
City of Norfolk (GO) Series A
    4.000%, 03/01/16.............................   2,000    2,190,960
City of Richmond (GO) Series C (ST AID WITHHLDG)
    5.000%, 07/15/15.............................   5,325    5,862,186
Fairfax County (GO) Series A (ST AID WITHHLDG)
    5.000%, 04/01/14.............................   9,375    9,785,250
    4.000%, 04/01/16.............................   3,065    3,379,316
Loudoun County (GO) Series B (ST AID WITHHLDG)
    5.000%, 12/01/13.............................   5,285    5,432,346
Virginia State Public School Authority (RB)
    5.250%, 08/01/13.............................   6,385    6,464,046

                                                   Face
                                                  Amount     Value+
                                                  ------     ------
                                                  (000)
VIRGINIA -- (Continued)
Virginia State Public School Authority (RB)
 Series B
    5.000%, 08/01/13............................. $ 5,505 $  5,569,794
                                                          ------------
TOTAL VIRGINIA...................................           38,683,898
                                                          ------------

WASHINGTON -- (6.3%)
City of Seattle (GO)
    5.000%, 05/01/14.............................   8,300    8,693,918
City of Seattle (GO) Series B
    5.000%, 08/01/15.............................   7,385    8,136,202
King County School District No. 1 (GO) (SCH BD
 GTY)
    5.000%, 12/01/13.............................  15,000   15,418,200
King County School District No. 414 (GO)
 (NATL-RE SCH BD GTY)
    5.000%, 12/01/13.............................   1,500    1,541,820
King County Sewer Enterprise (RB)
    4.000%, 01/01/15.............................   6,595    6,992,217
    4.000%, 01/01/16.............................   6,510    7,104,298
King County Sewer Revenue (RB) Series B
    5.000%, 01/01/14.............................   5,075    5,235,522
Snohomish County Public Utility District No.1
 (RB)
    5.000%, 12/01/15.............................   5,000    5,563,250
Washington State (GO) (AGM)
    5.000%, 07/01/14.............................   5,145    5,428,181
Washington State (GO) Series 2010C
    5.000%, 01/01/15.............................   6,100    6,570,432
Washington State (GO) Series A
    5.000%, 01/01/16.............................   2,000    2,238,180
Washington State (GO) Series C
    5.000%, 02/01/14.............................   6,895    7,141,082
Washington State (GO) Series D
    5.000%, 01/01/14.............................   3,330    3,435,761
Washington State (GO) Series R-2010A
    5.000%, 01/01/15.............................  10,960   11,805,235
    5.000%, 01/01/17.............................   1,215    1,406,861
Washington State (GO) Series R-2011C
    4.000%, 07/01/15.............................   4,000    4,311,320
                                                          ------------
TOTAL WASHINGTON.................................          101,022,479
                                                          ------------

WISCONSIN -- (3.3%)
Madison Metropolitan School District (RN)
    2.000%, 09/04/13.............................  25,000   25,159,500
Wisconsin State (GO) Series 1 (AMBAC)
    5.000%, 05/01/16.............................  14,075   15,941,626

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount        Value+
                                                    ------        ------
                                                    (000)
WISCONSIN -- (Continued)
Wisconsin State (GO) Series A
    4.000%, 05/01/16............................. $     5,090 $    5,614,016
    5.000%, 05/01/16.............................       4,780      5,413,924
                                                              --------------
TOTAL WISCONSIN..................................                 52,129,066
                                                              --------------
TOTAL MUNICIPAL BONDS............................              1,551,313,221
                                                              --------------

                                                    Shares
                                                    ------          -
TEMPORARY CASH INVESTMENTS -- (3.2%)
    JPMorgan Tax Free Money Market Fund..........  50,673,904     50,673,904
                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,584,091,803)..........................              $1,601,987,125
                                                              ==============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 Investments in Securities (Market Value)
                             -------------------------------------------------
                               Level 1      Level 2     Level 3     Total
                             ----------- -------------- ------- --------------
 Municipal Bonds............          -- $1,551,313,221   --    $1,551,313,221
 Temporary Cash Investments. $50,673,904             --   --        50,673,904
                             ----------- --------------   --    --------------
 TOTAL...................... $50,673,904 $1,551,313,221   --    $1,601,987,125
                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
MUNICIPAL BONDS -- (94.9%)
ALASKA -- (0.3%)
Borough of North Slope (GO) Series A
     4.000%, 06/30/18.............................. $  400 $  457,148
                                                           ----------

ARIZONA -- (0.9%)
City of Phoenix (GO) Series A
     5.000%, 07/01/15..............................    400    439,188
City of Scottsdale (GO)
     5.000%, 07/01/15..............................    500    548,985
Pima County (GO)
     3.000%, 07/01/16..............................    450    479,092
                                                           ----------
TOTAL ARIZONA......................................         1,467,265
                                                           ----------

ARKANSAS -- (2.2%)
Arkansas State (GO)
     5.000%, 04/01/18..............................  2,500  3,007,325
Springdale School District No. 50 (GO) Series A
 (ST AID WITHHLDG)
     4.000%, 06/01/16..............................    400    440,896
                                                           ----------
TOTAL ARKANSAS.....................................         3,448,221
                                                           ----------

CALIFORNIA -- (0.2%)
Los Angeles Unified School District (GO) Series
 KRY
     5.000%, 07/01/15..............................    250    274,720
                                                           ----------

COLORADO -- (2.3%)
Adams & Arapahoe Joint School District 28J (GO)
 (ST AID WITHHLDG)
     5.000%, 12/01/21..............................    425    534,565
Arapahoe County School District No. 5 (GO) (ST
 AID WITHHLDG)
     3.000%, 12/15/16..............................    750    813,735
Boulder County (RB)
     5.000%, 07/15/18..............................    540    644,938
Denver City & County School District No. 1 (GO)
 Series C (ST AID WITHHLDG)
     3.000%, 12/01/23..............................  1,540  1,664,756
                                                           ----------
TOTAL COLORADO.....................................         3,657,994
                                                           ----------

CONNECTICUT -- (1.5%)
City of Middletown (GO)
     4.000%, 04/01/22..............................  1,350  1,582,578
Connecticut State (ST) Revenue Series A (AMBAC)
     4.000%, 08/01/16..............................    300    332,109

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CONNECTICUT -- (Continued)
Town of Trumbull (GO) Series A
     3.000%, 09/01/16.............................. $  450 $  483,984
                                                           ----------
TOTAL CONNECTICUT..................................         2,398,671
                                                           ----------

FLORIDA -- (3.9%)
City of Jacksonville (RB)
     5.000%, 10/01/18..............................    315    377,345
City of Tallahassee Energy System (RB)
     5.000%, 10/01/20..............................    250    303,335
Florida State Board of Education (GO) Series A
     5.000%, 06/01/17..............................    150    176,016
     5.000%, 06/01/19..............................    610    747,878
Florida State Board of Education (GO) Series B
     5.000%, 06/01/17..............................    300    352,032
     5.000%, 06/01/20..............................    800    995,856
Florida State Board of Education (GO) Series D
     5.000%, 06/01/22..............................  1,000  1,268,800
Pasco County Water & Sewer (RB) Series A
     4.000%, 10/01/17..............................    320    363,549
Tampa Bay Water Supply (RB)
     5.000%, 10/01/19..............................    450    558,976
Tampa Bay Water Supply (RB) Series A
     5.000%, 10/01/16..............................  1,000  1,147,610
                                                           ----------
TOTAL FLORIDA......................................         6,291,397
                                                           ----------

GEORGIA -- (3.3%)
DeKalb County Water & Sewerage Revenue (RB)
 Series B
     5.250%, 10/01/24..............................  2,830  3,686,811
Georgia State Road & Tollway Authority (RB)
 Series A
     5.000%, 06/01/16..............................  1,200  1,354,872
Gordon County School District (GO) (ST AID
 WITHHLDG)
     3.000%, 09/01/17..............................    250    272,010
                                                           ----------
TOTAL GEORGIA......................................         5,313,693
                                                           ----------

HAWAII -- (4.3%)
City & County of Honolulu (GO) Series B
     5.000%, 08/01/20..............................    350    436,783
City & County of Honolulu (GO) Series B (AGM)
     5.250%, 07/01/17..............................    545    645,040

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
HAWAII -- (Continued)
City & County of Honolulu (GO) Series C
     2.000%, 11/01/16.............................. $1,230 $1,286,408
Hawaii State (GO) Series DO
     5.000%, 08/01/16..............................    100    114,116
Hawaii State (GO) Series EA
     5.000%, 12/01/21..............................    350    442,778
Hawaii State (GO) Series EF
     5.000%, 11/01/22..............................  3,070  3,908,509
                                                           ----------
TOTAL HAWAII.......................................         6,833,634
                                                           ----------

ILLINOIS -- (0.6%)
Chicago Park District (GO) Series 2008E
     5.000%, 11/15/18..............................    250    303,098
University of Illinois (RB) Series A
     5.000%, 04/01/20..............................    500    603,530
                                                           ----------
TOTAL ILLINOIS.....................................           906,628
                                                           ----------

IOWA -- (0.5%)
City of Ankeny (GO) Series D
     4.000%, 06/01/18..............................    700    796,271
                                                           ----------

KANSAS -- (2.4%)
City of Topeka (GO) Series A
     4.000%, 08/15/15..............................    450    484,961
Johnson County Unified School District No. 232
 (GO) Series A
     5.000%, 09/01/17..............................    400    468,708
Sedgwick County (GO) Series B
     3.000%, 08/01/17..............................    500    547,785
Sedgwick County Unified School District No. 260
 (GO)
     5.000%, 10/01/21..............................  1,325  1,662,782
Wyandotte County Unified Government (GO) Series A
     3.000%, 08/01/18..............................    580    636,312
                                                           ----------
TOTAL KANSAS.......................................         3,800,548
                                                           ----------

LOUISIANA -- (4.0%)
Bossier Parish School Board (GO)
     4.000%, 03/01/17..............................  1,020  1,141,564
Lafayette Louisiana Public Improvement Sales
 (RB) Series ST-A
     4.000%, 03/01/17..............................  1,330  1,483,708
Louisiana State (GO) Series C
     5.000%, 07/15/22..............................  2,500  3,185,150
Saint Tammany Parish Wide School District No.12
 (GO) (ASSURED GTY)
     5.000%, 03/01/16..............................    575    643,931
                                                           ----------
TOTAL LOUISIANA....................................         6,454,353
                                                           ----------

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
MARYLAND -- (3.0%)
Maryland State (GO) Series A
     5.000%, 03/01/16.............................. $1,000 $1,128,910
Prince George's County (GO) Series B
     4.000%, 03/01/22..............................  2,130  2,545,393
Town of Ocean City (GO)
     3.000%, 10/01/18..............................    825    907,120
University System of Maryland (RB) Series D
     3.000%, 04/01/15..............................    135    141,888
                                                           ----------
TOTAL MARYLAND.....................................         4,723,311
                                                           ----------

MASSACHUSETTS -- (5.0%)
City of Boston (GO) Series B
     4.000%, 01/01/23..............................  1,795  2,152,510
City of Woburn (GO)
     4.000%, 09/01/22..............................    350    411,569
Town of Auburn (GO)
     2.000%, 03/15/19..............................    750    793,508
Town of Lynnfield (GO)
     4.000%, 07/01/16..............................  1,290  1,427,991
Town of Nantucket (GO)
     3.000%, 10/01/22..............................  1,115  1,236,457
Town of Reading (GO)
     5.000%, 02/01/18..............................  1,065  1,262,440
Town of Westwood (GO)
     3.000%, 06/01/16..............................    600    644,988
                                                           ----------
TOTAL MASSACHUSETTS................................         7,929,463
                                                           ----------

MICHIGAN -- (1.1%)
Kentwood Public Schools (GO)
     4.000%, 05/01/22..............................    500    587,340
University of Michigan (RB) Series A
     4.000%, 04/01/23..............................  1,000  1,198,870
                                                           ----------
TOTAL MICHIGAN.....................................         1,786,210
                                                           ----------

MINNESOTA -- (1.7%)
Rochester Independent School District No. 535
 (GO) Series A (SD CRED PROG)
     3.000%, 02/01/22..............................  1,240  1,374,701
Stillwater Independent School District No. 834
 (GO) Series A (SD CRED PROG)
     3.000%, 02/01/16..............................  1,200  1,277,928
                                                           ----------
TOTAL MINNESOTA....................................         2,652,629
                                                           ----------

MISSISSIPPI -- (2.2%)
Mississippi State (GO) Series F
     5.000%, 11/01/21..............................  2,750  3,477,402
                                                           ----------

MISSOURI -- (0.6%)
City of Kansas (GO) Series A
     4.000%, 02/01/22..............................    500    590,840

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
MISSOURI -- (Continued)
City of Liberty (GO)
     4.000%, 03/01/16.............................. $  385 $  421,305
                                                           ----------
TOTAL MISSOURI.....................................         1,012,145
                                                           ----------

NEVADA -- (2.0%)
Clark County (RB) (AMBAC)
     5.000%, 07/01/16..............................    400    450,728
Clark County SchoolDistrict (GO) Series A
     5.000%, 06/15/19..............................  1,500  1,812,540
Clark County School District (GO) Series A
 (NATL-RE FGIC)
     4.500%, 06/15/17..............................    400    457,888
Nevada State (GO) Series D
     5.000%, 06/01/17..............................    425    496,098
                                                           ----------
TOTAL NEVADA.......................................         3,217,254
                                                           ----------

NEW HAMPSHIRE -- (0.6%)
City of Dover (GO)
     3.000%, 06/15/19..............................    600    653,874
City of Nashua (GO)
     5.000%, 03/15/17..............................    330    383,486
                                                           ----------
TOTAL NEW HAMPSHIRE................................         1,037,360
                                                           ----------

NEW JERSEY -- (4.5%)
Essex County (GO) Series A
     5.000%, 08/01/20..............................  1,000  1,206,600
New Milford School District (GO) (SCH BD RES FD)
     4.000%, 08/15/16..............................    440    480,586
Princeton Regional School District (GO) (ST AID
 WITHHLDG)
     1.750%, 02/01/22..............................  1,095  1,091,463
South Orange & Maplewood School District (GO)
 (SCH BD RES FD)
     3.000%, 03/01/22..............................    350    376,719
Township of Livingston(GO)
     3.000%, 01/15/21..............................    350    380,068
Township of North Brunswick (GO)
     2.000%, 08/01/18..............................  1,075  1,114,130
Union County (GO) Series B
     3.000%, 03/01/22..............................  2,360  2,560,034
                                                           ----------
TOTAL NEW JERSEY...................................         7,209,600
                                                           ----------

NEW MEXICO -- (1.5%)
Farmington Municipal School District No. 5 (GO)
 (ST AID WITHHLDG)
     4.000%, 09/01/20..............................    945  1,105,489
Las Cruces School District No. 2 (GO) Series A
 (ST AID WITHHLDG)
     4.000%, 08/01/19..............................  1,000  1,156,220
     4.000%, 08/01/20..............................    125    145,535
                                                           ----------
TOTAL NEW MEXICO...................................         2,407,244
                                                           ----------

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
NEW YORK -- (4.3%)
Albany County (GO) Series B
     4.000%, 11/01/18.............................. $2,470 $2,850,899
City of New York (GO) Series B
     5.000%, 08/01/19..............................    600    732,318
     5.000%, 08/01/22..............................    600    755,256
City of New York (GO) Series C
     5.250%, 08/01/18..............................    430    522,403
City of New York (GO) Series F
     3.000%, 08/01/15..............................    150    158,566
Malverne Union Free School District (GO) (ST AID
 WITHHLDG)
     2.125%, 08/01/17..............................    605    632,182
New York State Dormitory Authority (RB) Series C
     5.000%, 03/15/19..............................    525    640,012
New York State Urban Development Corp. (RB)
     5.000%, 12/15/18..............................    510    620,833
                                                           ----------
TOTAL NEW YORK.....................................         6,912,469
                                                           ----------

NORTH CAROLINA -- (1.3%)
City of High Point (GO)
     5.000%, 03/01/18..............................    700    839,685
Lincoln County (GO) Series A
     2.000%, 06/01/17..............................    500    518,705
Onslow County (GO)
     5.000%, 04/01/17..............................    600    701,136
                                                           ----------
TOTAL NORTH CAROLINA...............................         2,059,526
                                                           ----------

NORTH DAKOTA -- (0.2%)
North Dakota State Board of Higher Education
 (RB) Series A
     2.000%, 04/01/16..............................    300    308,412
                                                           ----------

OHIO -- (2.8%)
Oakwood City School District (GO)
     2.000%, 12/01/17..............................    280    291,091
Ohio State (GO) Series A
     5.000%, 09/01/19..............................    550    678,111
     3.000%, 02/01/22..............................    500    549,185
     5.000%, 09/15/22..............................    500    636,840
Ohio State (GO) Series B
     5.000%, 08/01/17..............................    400    470,700
Ohio State (GO) Series C
     5.000%, 09/15/21..............................  1,000  1,264,340
Ohio State Major New Street Infrastructure
 Project (RB) Series 2008-1
     5.500%, 06/15/15..............................    500    552,010
                                                           ----------
TOTAL OHIO.........................................         4,442,277
                                                           ----------

OKLAHOMA -- (2.1%)
City of Tulsa (GO)
     5.000%, 12/01/17..............................    400    475,364

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
OKLAHOMA -- (Continued)
Cleveland County Independent School District
 No. 29 (GO)
     1.500%, 03/01/16.............................. $1,250 $1,283,987
Tulsa County Independent School District No. 1
 (GO)
     2.000%, 09/01/15..............................  1,090  1,126,504
Tulsa County Independent School District No. 3
 (GO)
     2.000%, 04/01/16..............................    425    443,148
                                                           ----------
TOTAL OKLAHOMA.....................................         3,329,003
                                                           ----------

OREGON -- (1.3%)
City of Portland (GO)
     4.000%, 06/01/20..............................    935  1,088,667
Deschutes County (GO)
     3.000%, 12/01/15..............................    225    238,257
Deschutes County Administrative School District
 No. 1 (GO) (NATL- RE FGIC)
     5.000%, 06/15/16..............................    200    226,998
Washington County School District No. 1 (GO)
 (NATL-RE FGIC)
     5.250%, 06/15/17..............................    400    471,760
                                                           ----------
TOTAL OREGON.......................................         2,025,682
                                                           ----------

PENNSYLVANIA -- (1.3%)
Marple Newtown School District (GO) (AGM ST AID
 WITHHLDG)
     4.000%, 06/01/16..............................    375    411,769
Monroe County (GO)
     4.000%, 12/15/18..............................    400    457,380
West View Municipal Authority (RB)
     4.000%, 11/15/20..............................  1,100  1,260,589
                                                           ----------
TOTAL PENNSYLVANIA.................................         2,129,738
                                                           ----------

RHODE ISLAND -- (0.2%)
Rhode Island State & Providence Plantations (GO)
 Series A
     5.000%, 08/01/22..............................    300    374,460
                                                           ----------

SOUTH CAROLINA -- (0.2%)
Clemson University (RB)
     3.000%, 05/01/21..............................    350    388,021
                                                           ----------

TENNESSEE -- (5.1%)
City of Johnson City (GO)
     2.000%, 06/01/18..............................  1,000  1,046,350
     3.000%, 06/01/19..............................    875    973,569
City of Pigeon Forge (GO)
     4.000%, 06/01/21..............................    670    792,503
Hamilton County (GO)
     3.000%, 03/01/22..............................  1,500  1,654,020
Williamson County (GO)
     4.000%, 03/01/18..............................  1,445  1,670,218

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
TENNESSEE -- (Continued)
Williamson County (GO) Series A
     4.000%, 05/01/22.............................. $  300 $   364,011
Wilson County (GO) (NATL-RE)
     5.000%, 04/01/15..............................    450     490,090
Wilson County (GO) Series B
     4.000%, 04/01/20..............................  1,040   1,228,032
                                                           -----------
TOTAL TENNESSEE....................................          8,218,793
                                                           -----------

TEXAS -- (12.4%)
Austin Independent School District (GO) (PSF-GTD)
     5.000%, 08/01/20..............................    350     438,151
City of Copperas Cove (GO)
     4.000%, 08/15/15..............................    750     810,765
City of Fort Worth Water & Sewer System (RB)
     5.000%, 02/15/19..............................    400     487,172
City of Houston (GO) Series A
     5.000%, 03/01/21..............................  2,600   3,241,420
City of Richardson (GO)
     4.250%, 02/15/18..............................    400     463,000
City of San Antonio Electric & Gas (RB) Series D
     5.000%, 02/01/19..............................    400     487,100
Galveston County (GO)
     5.000%, 02/01/22..............................  1,000   1,249,560
Grayson County (GO)
     5.000%, 01/01/21..............................  1,990   2,445,372
Harris County (GO) Series A
     4.000%, 10/01/18..............................    430     498,516
Harris County Metropolitan Transit Authority
 (RB) Series B
     4.000%, 11/01/18..............................    400     461,452
Hidalgo County Drain District No. 1 (GO)
     5.000%, 09/01/22..............................  2,610   3,283,328
Houston Community College System (GO)
     5.000%, 02/15/17..............................  1,000   1,161,070
La Porte Independent School District (GO)
     5.000%, 02/15/21..............................  1,700   2,098,956
Mansfield Independent School District (GO)
     5.000%, 02/15/20..............................  1,000   1,222,750
Mansfield Independent School District (GO)
 Series A (PSF-GTD)
     5.000%, 02/15/22..............................    500     635,020
Pflugerville Independent School District (GO)
 (PSF-GTD)
     5.000%, 08/15/16..............................    350     400,113
Texas Transportation Commission (RB)
     5.250%, 04/01/26..............................    300     401,148
                                                           -----------
TOTAL TEXAS........................................         19,784,893
                                                           -----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
UTAH -- (0.2%)
Davis County (GO)
     4.000%, 02/01/18.............................. $  350 $  397,835
                                                           ----------

VIRGINIA -- (0.7%)
City of Newport News (GO) Series A
     2.000%, 07/15/18..............................    515    540,492
Virginia State Public School Authority (RB)
 Series D (ST AID WITHHLDG)
     5.250%, 08/01/18..............................    500    609,160
                                                           ----------
TOTAL VIRGINIA.....................................         1,149,652
                                                           ----------

WASHINGTON -- (11.3%)
City of Seattle Municipal Light & Power (RB)
 Series A
     5.000%, 06/01/22..............................    310    391,843
City of Seattle Municipal Light & Power (RB)
 Series B
     5.000%, 02/01/16..............................    425    476,442
Clark County School District No.119 Battleground
 (GO) (SCH BD GTY)
     4.000%, 12/01/22..............................  2,000  2,352,780
King County (GO)
     5.000%, 01/01/21..............................    425    532,266
King County School District No. 210 (GO) (SCH BD
 GTY)
     2.000%, 12/01/18..............................  1,200  1,265,604
King County School District No. 412 (GO) (SCH BD
 GTY)
     4.000%, 12/01/21..............................  1,000  1,178,480
King County School District No. 415 (GO) (AGM
 SCH BD GTY)
     5.000%, 12/01/17..............................    425    504,866
North Thurston Public Schools (GO) (SCH BD GTY)
     5.000%, 12/01/20..............................  2,880  3,590,093
Snohomish County Public Utility District No. 1
 (RB)
     5.000%, 12/01/19..............................    655    803,600
Snohomish County School District No. 15 Edmonds
 (GO) (SCH BD GTY)
     5.000%, 12/01/20..............................  1,000  1,250,620

                                                       Face
                                                      Amount      Value+
                                                      ------      ------
                                                      (000)
WASHINGTON -- (Continued)
Spokane County (GO)
     5.000%, 12/01/22.............................. $    1,025 $  1,294,862
Spokane County Wastewater System (RB) Series A
     5.000%, 12/01/15..............................        300      333,960
Thurston County School District No. 111 (GO)
 (SCH BD GTY)
     5.000%, 12/01/21..............................        425      538,437
Washington State (GO)
     5.000%, 07/01/17..............................        300      352,944
Washington State (GO) Series B-1
     5.000%, 08/01/21..............................      1,300    1,636,661
Washington State (GO) Series D
     5.000%, 02/01/19..............................        400      486,604
Washington State (GO) Series R- 2012C
     4.000%, 07/01/21..............................        850    1,001,920
                                                               ------------
TOTAL WASHINGTON...................................              17,991,982
                                                               ------------

WISCONSIN -- (2.9%)
Milwaukee County (GO) Series A
     5.000%, 10/01/16..............................        520      594,100
Milwaukee County Metropolitan Sewer District
 (GO) Series A
     5.500%, 10/01/15..............................        350      390,362
Sun Prairie Area School District (GO)
     4.000%, 03/01/20..............................        570      649,430
Swallow School District (GO)
     2.000%, 04/01/16..............................        390      403,209
Wisconsin State (GO) Series 2
     5.000%, 11/01/20..............................      2,100    2,634,387
                                                               ------------
TOTAL WISCONSIN....................................               4,671,488
                                                               ------------
TOTAL MUNICIPAL BONDS..............................             151,737,392
                                                               ------------

                                                      Shares
                                                      ------        -

TEMPORARY CASH INVESTMENTS -- (5.1%)
     JPMorgan Tax Free Money Market Fund...........  8,166,880    8,166,880
                                                               ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $158,350,983)..............................             $159,904,272
                                                               ============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                --------------------------------------------
                                 Level 1     Level 2    Level 3    Total
                                ---------- ------------ ------- ------------
    Municipal Bonds............         -- $151,737,392   --    $151,737,392
    Temporary Cash Investments. $8,166,880           --   --       8,166,880
                                ---------- ------------   --    ------------
    TOTAL...................... $8,166,880 $151,737,392   --    $159,904,272
                                ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

              DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
MUNICIPAL BONDS -- (97.9%)
CALIFORNIA -- (97.9%)
Anaheim Public Financing Authority (RB)
            4.500%, 08/01/13............................. $  800 $  808,064
            4.000%, 08/01/14.............................    550    574,272
Anaheim Union High School District (GO) (AGM)
            5.000%, 08/01/13.............................    950    961,115
            5.000%, 08/01/14.............................    800    846,872
Atascadero Unified School District (GO) Series A (AGM)
            3.000%, 08/01/15.............................    315    330,309
Bay Area Toll Authority (RB) Series F
            3.900%, 04/01/14.............................    900    929,961
            5.000%, 04/01/14.............................  1,000  1,043,290
            5.000%, 04/01/15.............................    795    865,509
California Educational Facilities Authority (RB)
            5.000%, 10/01/16.............................    700    792,400
California Educational Facilities Authority (RB) Series P
            5.250%, 12/01/13.............................  1,125  1,157,985
California Educational Facilities Authority (RB) Series
 T-4
            5.000%, 03/15/14.............................  3,890  4,051,941
California Infrastructure & Economic Development Bank
 (RB) (AGM)
(currency)  5.250%, 07/01/17.............................
            (Pre-refunded @ $100, 7/1/13)................  2,000  2,016,460
California Infrastructure & Economic Development Bank
 (RB) Series A (AMBAC)
            5.250%, 10/01/13.............................  4,900  5,001,626
California State (GO)
            3.000%, 09/01/13.............................  2,000  2,018,660
            4.200%, 11/01/13.............................  1,825  1,861,518
            5.000%, 03/01/14.............................    800    831,536
            5.000%, 03/01/14.............................  2,925  3,040,303
            5.000%, 03/01/14.............................  2,850  2,962,347
            5.000%, 04/01/14.............................  2,250  2,347,627
            5.000%, 04/01/14.............................    555    579,081
            5.000%, 05/01/14.............................  5,075  5,314,286
            4.500%, 06/01/14.............................    750    784,118
            5.000%, 06/01/14.............................  3,465  3,641,265
            5.000%, 08/01/14.............................  1,480  1,566,713
            4.000%, 09/01/14.............................    875    917,989
            4.000%, 10/01/14.............................  1,600  1,683,296
            3.000%, 11/01/14.............................    665    691,753
            5.000%, 11/01/14.............................  2,000  2,140,060
            6.000%, 02/01/15.............................    950  1,042,730
            3.000%, 03/01/15.............................    500    523,745

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
CALIFORNIA -- (Continued)
    5.000%, 03/01/15............................. $ 3,900 $ 4,227,093
    5.000%, 03/01/15.............................     500     541,935
    4.000%, 04/01/15.............................     700     748,069
    5.000%, 04/01/15.............................   1,000   1,087,690
    5.000%, 09/01/15.............................   1,000   1,105,240
    5.000%, 10/01/15.............................   1,000   1,108,730
    5.000%, 10/01/15.............................     500     554,365
    3.000%, 11/01/15.............................     500     531,335
    5.000%, 12/01/15.............................     700     780,962
    5.000%, 02/01/16.............................   1,275   1,428,204
    5.000%, 03/01/16.............................   1,245   1,398,733
    3.000%, 09/01/16.............................   1,500   1,615,845
    5.000%, 09/01/16.............................   2,350   2,685,979
    4.000%, 10/01/16.............................   1,175   1,307,152
    5.000%, 10/01/16.............................     795     911,181
    5.000%, 10/01/16.............................   2,090   2,395,433
    5.000%, 11/01/16.............................   3,410   3,919,113
    4.000%, 09/01/17.............................     425     480,603
    5.000%, 09/01/17.............................   1,000   1,173,170
    5.000%, 11/01/17.............................     800     943,000
    5.500%, 04/01/18.............................   4,565   5,559,303
    5.000%, 09/01/18.............................     250     300,315
California State (GO) (AMBAC)
    5.000%, 02/01/14.............................     770     797,304
    6.000%, 04/01/16.............................   1,265   1,461,834
    6.000%, 02/01/17.............................   1,000   1,190,210
California State (GO) (NATL-RE FGIC)
    5.000%, 03/01/14.............................   1,565   1,626,692
California State (GO) (NATL-RE)
    4.000%, 09/01/14.............................   1,000   1,049,130
    4.125%, 06/01/15.............................     200     215,270
    5.000%, 06/01/15.............................     310     339,273
    4.000%, 09/01/15.............................     500     541,055
California State (GO) Series 2
    4.000%, 09/01/15.............................     750     811,583
California State (GO) Series CF
    2.250%, 12/01/13.............................     500     505,595
California State Department of Transportation
 (RB) Series A (NATL-RE FGIC)
    5.000%, 02/01/14.............................  11,335  11,736,032
    5.000%, 02/01/15.............................   3,360   3,632,698
California State Department of Water Resources
 (RB)
    5.500%, 12/01/13.............................   1,075   1,108,013
California State Department of Water Resources
 (RB) (NATL-RE)
    5.000%, 12/01/14.............................   1,500   1,611,375
California State Department of Water Resources
 (RB) Series AE
    5.000%, 12/01/14.............................     575     617,694

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
California State Department of Water Resources (RB)
 Series L
            5.000%, 05/01/14............................. $1,200 $1,257,072
            4.000%, 05/01/15.............................  2,790  2,993,949
            5.000%, 05/01/15.............................  4,050  4,426,528
            5.000%, 05/01/16.............................    385    436,921
            5.000%, 05/01/17.............................  1,565  1,835,714
California State Department of Water Resources (RB)
 Series M
            5.000%, 05/01/14.............................    750    785,670
            4.000%, 05/01/15.............................  2,250  2,414,475
            4.000%, 05/01/16.............................  2,250  2,486,610
California State Economic Recovery (GO) (ETM) Series A
 (NATL-RE)
            5.250%, 07/01/13.............................  1,845  1,860,018
California State Economic Recovery (GO) Series A
            5.250%, 07/01/13.............................    870    877,064
            5.250%, 07/01/14.............................  2,445  2,585,465
            5.250%, 07/01/14.............................     95    100,503
California State Economic Recovery (GO) Series A
 (NATL-RE FGIC)
            5.250%, 07/01/14.............................  3,445  3,642,915
California State Economic Recovery (GO) Series A
 (NATL-RE)
            5.250%, 07/01/13.............................  2,180  2,197,702
California State Public Works Board of Regents
 University California (RB) Series A
            5.000%, 03/01/14.............................    860    892,878
California State Public Works Board of Regents
 University California (RB) Series B (NATL-RE FGIC)
            5.000%, 06/01/17.............................  1,275  1,490,526
California State University (RB) Series A
            5.000%, 11/01/15.............................  5,850  6,511,050
            5.000%, 11/01/16.............................    500    575,965
Charter Oak Unified School District (GO) Series B (AGM)
(currency)  5.000%, 07/01/28.............................
            (Pre-refunded @ $100, 7/1/13)................  2,805  2,826,711
City & County of San Francisco (GO)
            4.000%, 06/15/15.............................  2,000  2,149,400
City & County of San Francisco (GO) Series 2008-R1
            5.000%, 06/15/14.............................    500    526,525
City & County of San Francisco (GO) Series A
            4.000%, 06/15/13.............................  1,000  1,004,500
            5.000%, 06/15/15.............................    750    821,805
            5.000%, 06/15/15.............................  2,490  2,728,393
City & County of San Francisco (GO) Series R1 (NATL-RE
 FGIC)
            5.000%, 06/15/13.............................  1,000  1,005,670

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
CALIFORNIA -- (Continued)
City & County of San Francisco Public Utilities
 Commission (RB) Series C
    5.000%, 11/01/13............................. $   525 $   537,395
City & County of San Francisco Road Repaving &
 Street Safety Services (GO)
    4.000%, 06/15/14.............................   1,100   1,146,090
City of Bakersfield School District (GO) Series
 A (AGM)
    4.000%, 11/01/14.............................     400     417,148
City of Folsom (GO)
    4.000%, 08/01/14.............................   1,285   1,334,986
City of Los Angeles (GO) Series A
    2.500%, 09/01/13.............................   2,670   2,690,105
    3.000%, 09/01/15.............................   3,000   3,175,500
    3.250%, 09/01/16.............................     500     543,590
City of Los Angeles (GO) Series A (NATL-RE FGIC)
    5.250%, 09/01/13.............................   1,000   1,016,540
City of Los Angeles (GO) Series A (NATL-RE)
    5.250%, 09/01/14.............................   1,000   1,065,820
City of Los Angeles (RB) Series A
    5.000%, 06/01/13.............................   1,300   1,304,667
    4.000%, 06/01/14.............................     520     537,592
    4.000%, 06/01/15.............................   2,000   2,126,900
City of Oakland (GO)
    5.000%, 01/15/15.............................     500     539,725
City of San Diego (GO) Series A
    2.500%, 06/28/13.............................  17,100  17,162,928
City of San Francisco Public Utilities
 Commission Wastewater Revenue (RB) Series A
    3.000%, 10/01/15.............................     275     292,482
City of San Francisco Public Utilities
 Commission Water Revenue (RB)
    5.000%, 11/01/15.............................     575     639,216
City of San Francisco Public Utilities
 Commission Water Revenue (RB) (ETM)
    5.000%, 11/01/15.............................     425     473,590
City of San Jose (GO)
    5.000%, 09/01/14.............................     500     530,700
City of Torrance (GO)
    1.000%, 07/04/13.............................  12,500  12,516,750
City of Vernon (RB) Series A
    5.250%, 08/01/14.............................   1,300   1,357,382
Coast Community College District (GO) (NATL-RE)
    5.250%, 08/01/14.............................   1,000   1,062,080
Colton Joint Unified School District (GO)
    5.000%, 08/01/16.............................   1,000   1,129,420

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount    Value+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
Conejo Valley Unified School District (GO)
            4.000%, 08/01/18............................. $   700 $   800,093
Contra Costa Community College District (GO) (NATL-RE
 FGIC)
            5.000%, 08/01/13.............................   1,905   1,927,422
            5.000%, 08/01/14.............................   1,985   2,102,075
Contra Costa County Public Financing Authority (RB)
 Series B (NATL-RE)
            5.000%, 06/01/15.............................   1,700   1,837,275
Contra Costa Water District (RB) Series B
            4.000%, 10/01/14.............................  10,000  10,520,600
Cupertino Union School District (GO) Series B
            4.000%, 08/01/15.............................   1,260   1,361,241
Davis Joint Unified School District Community Facilities
 District (ST) (AGM)
            3.000%, 08/15/16.............................     955   1,012,711
Desert Sands Unified School District (GO) (AGM)
(currency)  5.000%, 06/01/21
            (Pre-refunded @ $100, 6/1/14)................   3,275   3,442,320
(currency)  5.000%, 06/01/29
            (Pre-refunded @ $100, 6/1/14)................     600     630,654
East Bay Regional Park District (GO)
            4.000%, 09/01/13.............................   1,375   1,392,022
Eastern Municipal Water District (RB) Series A
            4.000%, 07/01/13.............................   2,120   2,133,038
El Camino Community College District (GO) Series A
 (NATL-RE)
(currency)  5.000%, 08/01/23
            (Pre-refunded @ $100, 8/1/13)................   2,915   2,949,251
(currency)  5.000%, 08/01/24
            (Pre-refunded @ $100, 8/1/13)................   3,060   3,095,955
(currency)  5.000%, 08/01/27
            (Pre-refunded @ $100, 8/1/13)................   1,600   1,618,800
El Monte Union High School District (GO) Series A (FSA)
(currency)  5.000%, 06/01/28
            (Pre-refunded @ $100, 6/1/13)................   2,185   2,193,172
Escondido Union School District (GO) Series B (NATL-RE
 FGIC)
            5.500%, 08/01/14.............................     550     583,715
Fairfield-Suisun Sewer District (RB) (ASSURED GTY)
            4.000%, 05/01/16.............................   1,000   1,087,970
Fairfield-Suisun Unified School District Financing Corp.
 (GO)
            2.500%, 08/01/16.............................     750     788,775

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
Folsom Cordova Unified School District School Facilities
 Improvement District No. 4 (GO) Series A (NATL-RE)
            5.000%, 10/01/16............................. $  550 $  613,382
Fontana Unified School District (GO)
            5.000%, 08/01/18.............................  3,140  3,739,395
Foothill-De Anza Community College District (GO) Series B
(currency)  5.250%, 08/01/19
            (Pre-refunded @ $100, 8/1/13)................  2,000  2,024,720
(currency)  5.250%, 08/01/21
            (Pre-refunded @ $100, 8/1/13)................  3,675  3,720,423
Fremont Union High School District (GO)
            5.000%, 09/01/15.............................    925  1,025,085
Fresno Unified School District (GO) Series A
            2.000%, 08/01/14.............................    720    735,192
            4.000%, 08/01/16.............................  1,695  1,859,195
Fresno Unified School District (GO) Series A (AGM)
            4.000%, 08/01/17.............................  1,820  2,035,051
Gilroy Public Facilities Financing Authority (RB)
            4.000%, 11/01/14.............................    400    418,792
Glendale Unified School District (GO)
            4.000%, 09/01/15.............................  1,160  1,243,195
Golden West Schools Financing Authority (RB) (NATL-RE
 FGIC)
            5.000%, 08/01/13.............................    525    531,169
Grossmont Union High School District (GO) (NATL-RE)
            4.000%, 08/01/13.............................    500    504,625
            5.000%, 08/01/15.............................  1,160  1,277,995
Hacienda La Puente Unified School District (GO) Series B
 (AGM)
(currency)  5.000%, 08/01/27
            (Pre-refunded @ $100, 8/1/13)................  4,340  4,390,995
Hemet Unified School District (GO) Series A (AGM)
            5.750%, 08/01/14.............................    500    531,095
            5.625%, 08/01/15.............................    355    392,516
Huntington Beach Public Financing Authority (RB)
            3.000%, 09/01/16.............................    950  1,014,287
Kern High School District (GO) Series C (NATL-RE FGIC)
            5.500%, 08/01/14.............................    650    690,684
Long Beach Unified School District (GO) Series A
            5.000%, 08/01/13.............................  2,500  2,529,250

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
     4.000%, 08/01/14.............................. $2,335 $2,442,830
     5.000%, 08/01/14..............................  1,000  1,058,590
Los Angeles Community College District (GO)
 Series A (AGM)
     5.250%, 08/01/13..............................    825    835,214
     5.250%, 08/01/14..............................  4,000  4,248,320
Los Angeles Community College District (GO)
 Series F-1
     3.250%, 08/01/14..............................  2,300  2,385,675
     3.000%, 08/01/15..............................    500    528,785
Los Angeles County Metropolitan Transportation
 Authority (RB)
     3.000%, 07/01/13..............................  1,750  1,757,875
     4.000%, 07/01/13..............................  1,325  1,333,149
Los Angeles County Metropolitan Transportation
 Authority (RB) (AMBAC)
     5.000%, 07/01/14..............................    500    527,395
Los Angeles Department of Water & Power (RB)
 Series A
     5.000%, 07/01/14..............................  4,715  4,971,072
Los Angeles Municipal Improvement Corp. (RB)
 Series A
     4.000%, 11/01/14..............................  2,770  2,895,924
     4.000%, 11/01/16..............................  1,795  1,965,202
     5.000%, 03/01/17..............................  4,300  4,883,510
Los Angeles Municipal Improvement Corp. (RB)
 Series A (NATL-RE FGIC)
     4.000%, 01/01/16..............................    400    430,116
Los Angeles Municipal Improvement Corp. (RB)
 Series C
     3.000%, 09/01/13..............................    730    735,796
     3.000%, 03/01/16..............................    750    789,135
Los Angeles Municipal Improvement Corp. (RB)
 Series E
     5.000%, 09/01/14..............................    690    728,005
Los Angeles Unified School District (GO)
 (NATL-RE)
     5.750%, 07/01/14..............................  2,045  2,174,571
     5.750%, 07/01/15..............................  1,170  1,304,550
Los Angeles Unified School District (GO) Series A
     3.000%, 07/01/13..............................  2,000  2,008,980
     4.000%, 07/01/17..............................  5,500  6,245,470
Los Angeles Unified School District (GO) Series
 A (FGIC)
     6.000%, 07/01/13..............................    400    403,740
Los Angeles Unified School District (GO) Series
 A (NATL-RE)
     5.000%, 07/01/13..............................    250    251,935
Los Angeles Unified School District (GO) Series
 B (AMBAC)
     4.000%, 07/01/13..............................    950    955,833

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
Los Angeles Unified School District (GO) Series E (AMBAC)
            5.000%, 07/01/15............................. $  875 $  961,520
Los Angeles Unified School District (GO) Series G (AMBAC)
            5.000%, 07/01/16.............................    730    832,397
Los Angeles Unified School District (GO) Series KRY
            5.000%, 07/01/15.............................  1,250  1,373,600
Los Angeles Wastewater System (RB) Series A
            5.000%, 06/01/14.............................  3,300  3,468,234
Los Angeles Wastewater System (RB) Series C (NATL-RE)
            5.375%, 06/01/13.............................    600    602,460
Los Gatos Union School District (GO)
            4.000%, 08/01/13.............................  1,050  1,059,765
Madera County Transportation Authority (RB) (AGM)
            3.000%, 03/01/15.............................  1,020  1,055,343
Manteca Unified School District (GO) (AGM)
(currency)  5.250%, 08/01/22
            (Pre-refunded @ $100, 8/1/14)................    500    531,040
Metropolitan Water District of Southern California (RB)
 Series C
            4.000%, 10/01/15.............................    900    979,254
Morgan Hill Unified School District (GO) (AMBAC)
            5.000%, 08/01/13.............................  1,240  1,254,508
Mount San Antonio Community College District (GO) Series
 C (AGM)
            4.000%, 09/01/14.............................    750    786,945
New Haven Unified School District (GO) (AGM)
            12.000%, 08/01/16............................  2,480  3,346,760
Northern California Power Agency (RB) Series A
            5.000%, 07/01/17.............................  1,000  1,162,620
Oak Park Unified School District (GO) Series A
            4.000%, 08/01/14.............................    600    622,200
Orange County (RB) Series A (NATL-RE)
            5.000%, 06/01/15.............................  2,000  2,171,440
Orange County Public Financing Authority (RB) (NATL-RE)
            5.000%, 07/01/16.............................  3,000  3,373,440
Oxnard School District (GO) Series B (ASSURED GTY)
            4.000%, 08/01/14.............................    500    519,830

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
Oxnard Union High School District (GO)
            4.000%, 08/01/14............................. $  475 $  496,812
Palm Springs Financing Authority (RB) Series A
            3.000%, 11/01/15.............................    625    653,506
Palomar Pomerado Health (GO) Series A (AMBAC)
            5.000%, 08/01/15.............................    500    541,475
Peralta Community College District (GO)
            5.000%, 08/01/17.............................  1,000  1,172,170
Peralta Community College District (GO) Series C
            4.000%, 08/01/14.............................    500    522,960
            5.000%, 08/01/15.............................  1,045  1,148,330
Piedmont Unified School District (GO)
            2.000%, 08/01/13.............................    725    728,168
            2.000%, 08/01/14.............................    340    347,259
Pleasanton Unified School District (GO) (AGM)
            5.250%, 08/01/16.............................    500    566,290
Rancho Santiago Community College District (GO)
            3.000%, 09/01/15.............................  1,195  1,264,907
Rancho Santiago Community College District (GO) (AGM)
            5.250%, 09/01/16.............................    300    346,215
Riverside Unified School District (GO)
            4.000%, 02/01/14.............................    920    945,778
Sacramento Area Flood Control Agency (SA) Series A
 (NATL-RE FGIC)
            5.000%, 10/01/15.............................    665    735,271
Sacramento County Sanitation District (GO) (AMBAC)
(currency)  5.000%, 12/01/35
            (Pre-refunded @ $100, 12/1/14)...............  3,790  4,070,801
Sacramento County Sanitation District (RB) (NATL-RE)
            5.000%, 08/01/14.............................    750    794,040
Sacramento Municipal Utility District (RB) Series U (AGM)
            5.000%, 08/15/14.............................  1,000  1,058,020
San Diego County Water Authority (CP) Series A (NATL-RE
 FGIC)
            5.250%, 05/01/13.............................    795    795,000
San Diego Public Facilities Financing Authority (RB)
 Series A
            4.500%, 05/15/14.............................  2,560  2,671,949
San Diego Public Facilities Financing Authority (RB)
 Series B
            5.000%, 05/15/14.............................  1,000  1,048,880
            5.000%, 05/15/16.............................  1,250  1,412,250

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
San Diego Public Facilities Financing Authority Water
 Revenue (RB) Series A
            5.000%, 08/01/16............................. $6,200 $7,083,810
San Diego Unified School District (GO) Series F (AGM)
(currency)  5.000%, 07/01/29
            (Pre-refunded @ $100, 7/1/14)................  1,555  1,640,587
San Francisco Community College District (GO) Series A
 (AGM)
            5.000%, 06/15/15.............................  1,940  2,123,136
San Francisco Community College District (GO) Series C
            3.000%, 06/15/14.............................    930    956,598
San Francisco Community College District (GO) Series C
 (AGM)
            5.000%, 06/15/14.............................  1,015  1,066,613
San Jose Evergreen Community College District (GO)
 Series A
            3.000%, 08/01/13.............................  1,750  1,762,057
San Jose Unified School District (GO) (NATL-RE FGIC)
            5.000%, 08/01/14.............................    810    857,458
San Juan Unified School District (GO) (AGM)
            4.000%, 08/01/14.............................    625    653,863
            4.000%, 08/01/15.............................    600    647,370
San Juan Unified School District (GO) Series B
            3.000%, 08/01/16.............................    700    753,424
San Marino Unified School District (GO) Series A
            5.250%, 07/01/14.............................    500    526,860
San Mateo County Community College District (GO) Series A
            4.500%, 09/01/13.............................  2,000  2,028,020
Santa Clara Unified School District (GO)
            2.000%, 07/01/13.............................  1,645  1,649,655
            4.000%, 07/01/13.............................    915    920,563
            4.000%, 07/01/15.............................    500    539,705
Santa Margarita-Dana Point Authority (RB) Series B (GO
 OF DIST)
            4.000%, 08/01/17.............................  1,000  1,131,030
Solano County Community College District (GO) (NATL-RE)
            5.000%, 08/01/15.............................    940  1,030,071
Southern California Public Power Authority (RB)
            4.000%, 07/01/15.............................    400    430,684

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
Southern California Public Power Authority (RB) Series A
 (AMBAC)
(currency)  5.250%, 07/01/16
            (Pre-refunded @ $100, 7/1/13)................ $2,500 $2,520,350
(currency)  5.000%, 07/01/33
            (Pre-refunded @ $100, 7/1/13)................  1,545  1,556,958
Southwestern Community College District (GO) Series A
            5.500%, 08/01/17.............................    275    326,675
Torrance Unified School District (GO)
            4.000%, 08/01/13.............................    830    837,678
University of California (RB) Series E (NATL-RE)
            5.000%, 05/15/13.............................  1,560  1,562,714
            5.000%, 05/15/14.............................  3,180  3,336,806
University of California (RB) Series O
            5.000%, 05/15/14.............................  3,275  3,436,490

                                                     Face
                                                    Amount      Value+
                                                    ------      ------
                                                    (000)
CALIFORNIA -- (Continued)
Vista Unified School District (GO) (AGM)
    4.000%, 08/01/15............................. $    1,000 $  1,077,310
Washington Township Health Care District (GO)
 Series A
    6.500%, 08/01/14.............................        750      803,108
West Contra Costa Unified School District (GO)
 (AGM)
    5.000%, 08/01/17.............................        650      756,301
                                                             ------------
TOTAL MUNICIPAL BONDS............................             415,461,812
                                                             ------------

                                                    Shares
                                                    ------        -
TEMPORARY CASH INVESTMENTS -- (2.1%)
    JPMorgan Tax Free Money Market Fund..........  9,054,589    9,054,589
                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $420,415,211)............................             $424,516,401
                                                             ============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                --------------------------------------------
                                 Level 1     Level 2    Level 3    Total
                                ---------- ------------ ------- ------------
    Municipal Bonds............         -- $415,461,812   --    $415,461,812
    Temporary Cash Investments. $9,054,589           --   --       9,054,589
                                ---------- ------------   --    ------------
    TOTAL...................... $9,054,589 $415,461,812   --    $424,516,401
                                ========== ============   ==    ============


                See accompanying Notes to Financial Statements.

           DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
MUNICIPAL BONDS -- (98.7%)
CALIFORNIA -- (98.7%)
Albany Unified School District (GO)
    4.000%, 08/01/21............................. $  240 $  276,113
Alhambra Unified School District (GO) Series A
 (ASSURED GTY)
    5.250%, 08/01/18.............................    375    449,010
Alum Rock Union Elementary School District (GO)
 Series A
    5.000%, 09/01/21.............................    730    889,702
Amador County Unified School District (GO)
    4.000%, 08/01/19.............................    385    424,978
Anaheim Public Financing Authority (RB)
    5.000%, 08/01/17.............................    500    583,130
Antelope Valley Union High School District (GO)
    4.000%, 08/01/21.............................    500    577,700
    5.000%, 08/01/22.............................    350    431,889
Azusa Unified School District (GO)
    5.000%, 07/01/21.............................    425    516,983
Baldwin Park Unified School District (GO) (AGM)
    5.000%, 08/01/17.............................    100    115,767
Bay Area Toll Authority (RB) Series F
    5.000%, 04/01/15.............................    150    163,304
Berryessa Union School District (GO) (AMBAC)
    5.375%, 08/01/18.............................    200    232,576
Beverly Hills Unified School District (GO)
    4.000%, 08/01/16.............................    520    578,495
Buena Park School District (GO) (AGM)
    2.500%, 08/01/21.............................     75     76,176
California Educational Facilities Authority (RB)
    5.000%, 10/01/16.............................    500    566,000
California State (GO)
    4.500%, 03/01/15.............................    200    214,956
    5.000%, 03/01/15.............................    150    162,581
    5.000%, 03/01/15.............................    125    135,484
    5.000%, 09/01/15.............................    100    110,524
    5.000%, 11/01/15.............................    100    111,221
    2.000%, 02/01/16.............................    300    311,580
    5.000%, 02/01/16.............................    225    252,036
    5.000%, 08/01/16.............................    475    541,391
    3.000%, 09/01/16.............................    850    915,645
    5.000%, 10/01/16.............................    300    343,842
    5.000%, 11/01/16.............................    150    172,395
    4.250%, 08/01/17.............................    100    113,919
    4.000%, 09/01/17.............................  1,910  2,159,885
    5.500%, 04/01/18.............................  1,820  2,216,414

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
     5.000%, 09/01/18.............................. $1,325 $1,591,669
     5.000%, 10/01/18..............................    250    300,935
     5.500%, 04/01/19..............................  1,075  1,326,249
     3.125%, 10/01/19..............................    100    110,347
     5.000%, 10/01/19..............................    250    304,485
     4.000%, 11/01/19..............................    135    156,354
     5.000%, 09/01/20..............................    700    859,047
     5.000%, 10/01/20..............................    375    460,822
     5.000%, 02/01/21..............................    700    860,097
     5.000%, 04/01/21..............................    475    585,029
     5.000%, 09/01/21..............................    365    451,764
     5.000%, 04/01/22..............................    500    620,485
     4.000%, 09/01/22..............................    525    610,055
     5.250%, 09/01/22..............................    350    443,621
     5.250%, 10/01/22..............................    430    545,532
California State Department of Water Resources
 (RB) Series L
     5.000%, 05/01/17..............................    450    527,841
     5.000%, 05/01/20..............................  1,000  1,249,640
California State Department of Water Resources
 (RB) Series M
     5.000%, 05/01/16..............................    900  1,021,374
     4.000%, 05/01/19..............................    455    532,496
California State Economic Recovery (GO) Series A
     5.000%, 07/01/16..............................    280    318,424
     5.000%, 07/01/17..............................    250    292,998
     4.400%, 07/01/18..............................    410    480,171
California State University (RB) Series A
     5.000%, 11/01/15..............................    400    445,200
     5.000%, 11/01/16..............................    530    610,523
     2.500%, 11/01/18..............................  1,500  1,612,500
     5.000%, 11/01/19..............................    450    552,744
California State University (RB) Series C (AGM)
     5.000%, 11/01/22..............................    100    125,924
Campbell Union High School District (GO)
     4.000%, 08/01/17..............................    200    225,850
Capistrano Unified School District School
 Facilities Improvement District No. 1 (GO)
     4.000%, 08/01/22..............................    410    469,573
Chaffey Community College District (GO) Series E
     4.000%, 06/01/22..............................    335    391,880
Chico Unified School District (GO) Series B (AGM)
     4.000%, 08/01/15..............................    100    107,126
Chino Valley Unified School District (GO) Series
 A
     4.000%, 08/01/21..............................    200    230,258

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
City & County of San Francisco (GO)
    4.000%, 06/15/20............................. $  800 $  936,280
City & County of San Francisco (GO) Series R1
    5.000%, 06/15/21.............................    470    590,358
City of El Monte School District (GO) Series A
 (ASSURED GTY)
    5.000%, 08/01/15.............................    175    191,028
City of Long Beach (RB) Series B
    5.000%, 05/15/19.............................    250    303,992
City of Los Angeles (GO) Series A
    4.000%, 09/01/18.............................    780    901,984
City of Los Angeles (GO) Series B
    5.000%, 09/01/19.............................    600    735,240
City of Los Angeles (RB) Series A
    4.000%, 06/01/15.............................    275    292,449
City of Riverside Water Revenue (RB) Series A
    5.000%, 10/01/18.............................    300    362,349
City of San Francisco Public Utilities
 Commission Water Revenue (RB) Series A
    5.000%, 11/01/15.............................     40     44,467
    5.000%, 11/01/15.............................    135    150,435
Colton Joint Unified School District (GO)
    5.000%, 08/01/21.............................    900  1,088,280
Colton Joint Unified School District (GO) Series
 C (NATL-RE FGIC)
    5.000%, 02/01/15.............................    140    150,164
Conejo Valley Unified School District (GO)
    2.000%, 08/01/18.............................  2,350  2,441,603
    4.000%, 08/01/18.............................    115    131,444
Contra Costa County Public Financing Authority
 (RB) Series B (NATL-RE)
    5.000%, 06/01/15.............................    200    216,150
Contra Costa County Walnut Creek Elementary
 School District (GO)
    1.500%, 09/01/17.............................    500    515,075
Cupertino Union School District (GO) Series A
    4.000%, 08/01/17.............................    275    311,773
Davis Joint Unified School District Community
 Facilities District (ST) (AGM)
    3.000%, 08/15/22.............................  1,000  1,045,400
Davis Joint Unified School District Community
 Facilities District No. 2 (ST) (AGM)
    3.000%, 08/15/19.............................    500    537,335
East Side Union High School District (GO)
    4.000%, 08/01/21.............................    600    683,436

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
East Side Union High School District (GO) Series
 D
     3.000%, 08/01/19.............................. $  825 $  890,818
El Dorado Irrigation District & El Dorado Water
 Agency (CP) Series A (ASSURED GTY)
     4.000%, 08/01/16..............................    530    574,960
Enterprise Elementary School District (GO)
     4.000%, 09/01/19..............................    500    566,460
Escondido Union School District (GO) Series B
 (NATL-RE FGIC)
     5.000%, 08/01/15..............................    450    489,843
     5.000%, 08/01/16..............................    400    449,444
Fairfield-Suisun Unified School District
 Financing Corp. (GO)
     4.000%, 08/01/22..............................  2,000  2,339,700
Fallbrook Union Elementary School District (GO)
 Series A
     5.000%, 08/01/20..............................    200    244,650
Folsom Cordova Unified School District School
 Facilities Improvement District No. 4 (GO)
 Series A (NATL-RE)
     5.000%, 10/01/16..............................    500    557,620
Fontana Unified School District (GO)
     5.000%, 08/01/19..............................    600    723,132
     4.000%, 08/01/21..............................  1,585  1,827,394
     4.000%, 08/01/22..............................    875  1,006,862
Franklin-Mckinley School District (GO) (ASSURED
 GTY)
     5.000%, 08/01/17..............................    275    319,228
Fullerton Joint Union High School District (GO)
     4.000%, 08/01/16..............................    135    148,350
Grossmont Union High School District (GO) Series
 A
     5.000%, 08/01/18..............................    200    241,226
Huntington Beach Public Financing Authority (RB)
     4.000%, 09/01/18..............................    200    226,274
Jurupa Unified School District (GO) (AGM)
     4.000%, 08/01/18..............................    235    265,153
     5.000%, 08/01/20..............................    725    867,201
Liberty Union High School District (GO)
     4.000%, 08/01/21..............................    500    577,700
Lompoc Unified School District (GO) (ASSURED GTY)
     5.250%, 08/01/20..............................    400    491,496
Los Angeles Convention & Exhibit Center
 Authority (RB) Series A
     4.500%, 08/15/18..............................    300    344,556
Los Angeles County Metropolitan Transportation
 Authority (RB)
     5.000%, 07/01/17..............................    525    619,075

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
Los Angeles County Metropolitan Transportation
 Authority (RB) Series A
     5.000%, 07/01/17.............................. $  300 $  344,946
     5.000%, 07/01/18..............................    665    782,333
Los Angeles Municipal Improvement Corp. (RB)
 Series A
     5.000%, 09/01/16..............................    200    224,578
Los Angeles Municipal Improvement Corp. (RB)
 Series A (ASSURED GTY)
     4.000%, 04/01/15..............................    105    110,906
Los Angeles Municipal Improvement Corp. (RB)
 Series C
     3.000%, 03/01/16..............................    250    263,045
Los Angeles Unified School District (GO)
 (NATL-RE)
     5.750%, 07/01/15..............................    125    139,375
Los Angeles Unified School District (GO) Series A
     3.000%, 07/01/19..............................    475    528,015
     5.000%, 07/01/20..............................    150    187,365
     2.000%, 07/01/22..............................    630    634,738
Los Angeles Unified School District (GO) Series D
     4.000%, 07/01/17..............................    200    227,108
Los Angeles Unified School District (GO) Series
 F (FGIC)
     5.000%, 07/01/15..............................    150    164,832
     5.000%, 07/01/16..............................    215    245,158
Los Angeles Unified School District (GO) Series
 KRY
     5.000%, 07/01/15..............................    250    274,720
     5.000%, 07/01/18..............................    750    904,305
Lynwood Unified School District (GO) (AGM)
     5.000%, 08/01/21..............................    225    264,650
     5.000%, 08/01/22..............................    485    569,201
Manhattan Beach Unified School District (GO)
 Series C
     3.500%, 09/01/21..............................  1,185  1,358,875
Manhattan Beach Unified School District (GO)
 Series E
     3.000%, 09/01/22..............................    560    617,966
Mendocino-Lake Community College District (GO)
 Series A (NATL-RE)
     5.000%, 08/01/17..............................    100    112,755
Merced Union High School District (GO) Series A
 (ASSURED GTY)
     4.000%, 08/01/18..............................    250    285,200
Montebello Unified School District (GO)
     5.000%, 08/01/20..............................    415    503,864
Morongo Unified School District (GO)
     3.000%, 08/01/22..............................    480    509,472

                                                   Face
                                                  Amount  Value+
                                                  ------  ------
                                                  (000)
CALIFORNIA -- (Continued)
Mount Diablo Unified School District (GO)
    4.000%, 08/01/16.............................   $165 $181,820
    3.250%, 08/01/19.............................    500  556,065
New Haven Unified School District (GO) (ASSURED
 GTY)
    5.000%, 08/01/19.............................    150  181,977
Oakland Joint Powers Financing Authority (RB)
 Series B (ASSURED GTY)
    4.500%, 08/01/18.............................    500  574,555
Oceanside Unified School District (GO)
    4.000%, 08/01/17.............................    300  336,906
Oceanside Unified School District (GO) Series A
 (ASSURED GTY)
    3.000%, 08/01/16.............................    350  374,377
Orange County Sanitation District (CP) Series B
 (AGM)
    5.000%, 02/01/15.............................    300  323,910
Oxnard Financing Authority (RB) Series A
    4.000%, 06/01/16.............................    250  272,038
Oxnard Union High School District (GO)
    4.000%, 08/01/21.............................    320  364,758
    4.000%, 08/01/22.............................    500  571,750
Oxnard Union High School District (GO) Series A
 (AGM)
    4.000%, 08/01/15.............................    245  260,817
Peralta Community College District (GO)
    5.000%, 08/01/17.............................    100  117,217
Peralta Community College District (GO) (AGM)
    5.000%, 08/01/15.............................    200  219,776
Placentia-Yorba Linda Unified School District
 (GO) Series A
    5.000%, 08/01/18.............................    275  329,505
Plumas Unified School District (GO) (AGM)
    5.250%, 08/01/21.............................    800  964,944
Pomona Unified School District (GO) Series C
    4.000%, 08/01/16.............................    250  272,875
Porterville Unified School District Facilities
 Improvement District (GO) Series B (AGM)
    5.000%, 08/01/18.............................    450  519,552
    5.000%, 08/01/19.............................    325  379,463
Poway Unified School District (GO)
    5.000%, 08/01/19.............................    200  243,170
Rancho Santiago Community College District (GO)
 (AGM)
    5.250%, 09/01/20.............................    500  632,020
Roseville City School District (GO)
    5.000%, 08/01/17.............................    400  466,868

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
Sacramento Municipal Utility District (RB)
 Series U (AGM)
    5.000%, 08/15/17............................. $  125 $  146,313
Sacramento Unified School District (GO)
    5.000%, 07/01/18.............................    300    355,065
San Bernardino County Flood Control District
 (RB) (AMBAC)
    5.500%, 08/01/15.............................    100    109,750
San Diego County Regional Transportation
 Commission (RB) Series A
    5.000%, 04/01/18.............................  1,365  1,639,092
San Diego County Water Authority (RB) Series A
    4.000%, 05/01/17.............................    450    508,396
San Diego Public Facilities Financing Authority
 Sewer Revenue (RB) Series A
    5.000%, 05/15/15.............................    250    273,533
San Diego Public Facilities Financing Authority
 Water Revenue (RB) Series A
    5.000%, 08/01/16.............................    400    457,020
San Diego Public Facilities Financing Authority
 Water Revenue (RB) Series B
    3.750%, 08/01/15.............................    250    269,278
San Diego Unified School District (GO) Series
 C-2 (AGM)
    5.500%, 07/01/21.............................    600    749,190
San Francisco Unified School District (GO)
    5.000%, 06/15/16.............................    345    391,572
San Juan Unified School District (GO)
    5.000%, 08/01/22.............................    800  1,009,328
San Juan Unified School District (GO) Series B
    3.000%, 08/01/16.............................    260    279,843
Santa Ana Unified School District (GO) Series A
    5.000%, 08/01/18.............................    275    325,039
Santa Clara Unified School District (GO)
    5.000%, 07/01/20.............................  1,000  1,255,310
Santa Monica Public Financing Authority (RB)
 Series B
    4.000%, 12/01/19.............................    175    203,137
Saugus Union School District (GO) (NATL-RE FGIC)
    5.250%, 08/01/17.............................    500    586,490
Saugus/Hart School Facilities Financing
 Authority (RB) Series B
    5.000%, 09/01/15.............................    300    321,354

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (continued)
Sequoia Union High School District (GO) Series A
    4.000%, 07/01/16.............................   $360 $   397,076
Southern California Public Power Authority (RB)
    4.000%, 07/01/15.............................    525     565,273
    5.000%, 07/01/18.............................    250     299,340
    4.000%, 07/01/19.............................    400     466,320
Stockton Unified School District (GO) (AGM)
    5.000%, 07/01/20.............................    150     175,946
Temecula Valley Unified School District (GO)
 (AGM)
    5.000%, 08/01/15.............................    100     109,112
Upland Unified School District (GO)
    1.000%, 08/01/16.............................    900     906,327
Val Verde Unified School District (GO) Series B
 (AGM)
    3.000%, 08/01/17.............................    200     212,714
Vista Unified School District (GO)
    5.000%, 08/01/22.............................    250     308,492
West Contra Costa Unified School District (GO)
 (AGM)
    5.000%, 08/01/17.............................    195     226,890
West Contra Costa Unified School District (GO)
 (ASSURED GTY)
    5.000%, 08/01/17.............................    175     203,620
West Contra Costa Unified School District (GO)
 Series B
    6.000%, 08/01/20.............................    600     774,666
Western Riverside County Regional Wastewater
 Authority (RB) (ASSURED GTY)
    5.000%, 09/01/19.............................    250     294,200
Wiseburn School District (GO) Series A (NATL-RE)
    5.000%, 08/01/15.............................    400     436,728
Wright Elementary School District (GO) Series A
    3.000%, 08/01/20.............................    165     176,765
Yosemite Union High School District (GO) (AGM)
    4.000%, 08/01/19.............................    395     441,886
Yuba Community College District (GO) Series C
    5.000%, 08/01/17.............................    240     280,884
                                                         -----------
TOTAL MUNICIPAL BONDS............................         90,018,812
                                                         -----------

                                                   Shares
                                                   ------        -
TEMPORARY CASH INVESTMENTS -- (1.3%)
    JPMorgan Tax Free Money Market Fund.......... 1,179,902   1,179,902
                                                            -----------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $89,957,997).............................            $91,198,714
                                                            ===========

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                 ------------------------------------------
                                  Level 1     Level 2   Level 3    Total
                                 ---------- ----------- ------- -----------
     Municipal Bonds............         -- $90,018,812   --    $90,018,812
     Temporary Cash Investments. $1,179,902          --   --      1,179,902
                                 ---------- -----------   --    -----------
     TOTAL...................... $1,179,902 $90,018,812   --    $91,198,714
                                 ========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                               DFA             DFA
                                                                                DFA          Two-Year      Selectively
                                                                              One-Year        Global      Hedged Global
                                                                            Fixed Income   Fixed Income   Fixed Income
                                                                             Portfolio*     Portfolio       Portfolio
                                                                           -------------- --------------  -------------
ASSETS:
Investments at Value (including $72,826, $12,953, $0 and $0 of securities
 on loan, respectively)................................................... $    8,034,843 $    4,747,967  $    934,635
Temporary Cash Investments at Value & Cost................................         14,667             --            --
Collateral Received from Securities on Loan at Value & Cost...............             --            245            --
Collateral from Securities on Loan Invested in Affiliate at Value & Cost..         54,488         13,000            --
Foreign Currencies at Value...............................................             --         10,946           285
Cash......................................................................             --         33,102        11,837
Receivables:
  Investment Securities Sold..............................................        111,426         10,119            --
  Interest................................................................         37,566         65,699        12,329
  Securities Lending Income...............................................              2              1            --
  Fund Shares Sold........................................................         49,863         15,889           780
Unrealized Gain on Forward Currency Contracts.............................             --          4,936           103
Unrealized Gain on Foreign Currency Contracts.............................             --              7            --
Prepaid Expenses and Other Assets.........................................            105             73            25
                                                                           -------------- --------------  ------------
     Total Assets.........................................................      8,302,960      4,901,984       959,994
                                                                           -------------- --------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned........................................         54,488         13,245            --
  Investment Securities Purchased.........................................        105,785         29,538         3,659
  Fund Shares Redeemed....................................................          6,307          1,860           198
  Due to Advisor..........................................................          1,005            589           116
Unrealized Loss on Forward Currency Contracts.............................             --         42,613         2,797
Unrealized Loss on Foreign Currency Contracts.............................             --             80            --
Accrued Expenses and Other Liabilities....................................            433            422            51
                                                                           -------------- --------------  ------------
     Total Liabilities....................................................        168,018         88,347         6,821
                                                                           -------------- --------------  ------------
NET ASSETS................................................................ $    8,134,942 $    4,813,637  $    953,173
                                                                           ============== ==============  ============
Institutional Class Shares -- based on net assets of $8,134,942;
 $4,813,637; $953,173 and $1,685,619 and shares outstanding of
 787,457,841; 478,183,130; 92,307,833 and 156,101,022, respectively....... $        10.33 $        10.07  $      10.33
                                                                           ============== ==============  ============
NUMBER OF SHARES AUTHORIZED...............................................  2,000,000,000  2,000,000,000   300,000,000
                                                                           ============== ==============  ============
Investments at Cost....................................................... $    8,020,330 $    4,731,356  $    924,765
                                                                           ============== ==============  ============
Foreign Currencies at Cost................................................ $           -- $       10,737  $        281
                                                                           ============== ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................... $    8,115,516 $    4,814,304  $    937,196
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).......................................................          2,326         28,287         8,481
Accumulated Net Realized Gain (Loss)......................................          2,587         (8,766)          233
Net Unrealized Foreign Exchange Gain (Loss)...............................             --        (37,008)       (2,611)
Net Unrealized Appreciation (Depreciation)................................         14,513         16,820         9,874
                                                                           -------------- --------------  ------------
NET ASSETS................................................................ $    8,134,942 $    4,813,637  $    953,173
                                                                           ============== ==============  ============

                                                                               DFA
                                                                            Short-Term
                                                                            Government
                                                                            Portfolio
                                                                           ------------
ASSETS:
Investments at Value (including $72,826, $12,953, $0 and $0 of securities on loan, respectively)................................................... $  1,649,242
Temporary Cash Investments at Value & Cost................................        9,275
Collateral Received from Securities on Loan at Value & Cost...............           --
Collateral from Securities on Loan Invested in Affiliate at Value & Cost..           --
Foreign Currencies at Value...............................................           --
Cash......................................................................           --
Receivables:
  Investment Securities Sold..............................................           --
  Interest................................................................       13,509
  Securities Lending Income...............................................           --
  Fund Shares Sold........................................................       14,416
Unrealized Gain on Forward Currency Contracts.............................           --
Unrealized Gain on Foreign Currency Contracts.............................           --
Prepaid Expenses and Other Assets.........................................           33
                                                                           ------------
     Total Assets.........................................................    1,686,475
                                                                           ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned........................................           --
  Investment Securities Purchased.........................................           --
  Fund Shares Redeemed....................................................          546
  Due to Advisor..........................................................          232
Unrealized Loss on Forward Currency Contracts.............................           --
Unrealized Loss on Foreign Currency Contracts.............................           --
Accrued Expenses and Other Liabilities....................................           78
                                                                           ------------
     Total Liabilities....................................................          856
                                                                           ------------
NET ASSETS................................................................ $  1,685,619
                                                                           ============
Institutional Class Shares -- based on net assets of $8,134,942;
 $4,813,637; $953,173 and $1,685,619 and shares outstanding of
 787,457,841; 478,183,130; 92,307,833 and 156,101,022, respectively....... $      10.80
                                                                           ============
NUMBER OF SHARES AUTHORIZED...............................................  500,000,000
                                                                           ============
Investments at Cost....................................................... $  1,629,109
                                                                           ============
Foreign Currencies at Cost................................................ $         --
                                                                           ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................... $  1,660,836
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).......................................................        2,195
Accumulated Net Realized Gain (Loss)......................................        2,455
Net Unrealized Foreign Exchange Gain (Loss)...............................           --
Net Unrealized Appreciation (Depreciation)................................       20,133
                                                                           ------------
NET ASSETS................................................................ $  1,685,619
                                                                           ============

----------
* See Note H in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                          DFA              DFA           DFA          DFA
                                                                       Five-Year        World ex     Intermediate  Short-Term
                                                                         Global      U.S. Government  Government    Extended
                                                                      Fixed Income    Fixed Income   Fixed Income   Quality
                                                                       Portfolio        Portfolio     Portfolio    Portfolio
                                                                     --------------  --------------- ------------ ------------
ASSETS:
Investments at Value (including $439,499, $0, $0 and $140,138
 of securities on loan, respectively)............................... $    7,103,042   $    189,104   $  3,414,960 $  2,264,959
Temporary Cash Investments at Value & Cost..........................             --             --         21,572           --
Collateral Received from Securities on Loan at Value & Cost.........            638             --             --          300
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................        448,000             --             --      143,000
Foreign Currencies at Value.........................................          2,478            563             --          202
Cash................................................................         46,152          3,213             --        6,650
Receivables:
  Investment Securities Sold........................................         89,148             --             --           --
  Interest..........................................................         50,774          1,968         41,199       18,287
  Securities Lending Income.........................................             47             --             --           12
  Fund Shares Sold..................................................         17,347            272          9,218       15,768
Unrealized Gain on Forward Currency Contracts.......................          4,048          1,275             --           --
Unrealized Gain on Foreign Currency Contracts.......................             --              1             --           --
Prepaid Expenses and Other Assets...................................             70              2             19           63
                                                                     --------------   ------------   ------------ ------------
     Total Assets...................................................      7,761,744        196,398      3,486,968    2,449,241
                                                                     --------------   ------------   ------------ ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................        448,638             --             --      143,300
  Investment Securities Purchased...................................        120,480          1,254             --        2,989
  Fund Shares Redeemed..............................................          3,000             --          1,631          753
  Due to Advisor....................................................          1,452             27            283          374
Unrealized Loss on Forward Currency Contracts.......................         32,799          2,098             --        3,473
Unrealized Loss on Foreign Currency Contracts.......................             57             --             --           --
Accrued Expenses and Other Liabilities..............................            348              5            134           69
                                                                     --------------   ------------   ------------ ------------
     Total Liabilities..............................................        606,774          3,384          2,048      150,958
                                                                     --------------   ------------   ------------ ------------
NET ASSETS.......................................................... $    7,154,970   $    193,014   $  3,484,920 $  2,298,283
                                                                     ==============   ============   ============ ============
Institutional Class Shares -- based on net assets of $7,154,970;
 $193,014; $3,484,920 and $2,298,283 and shares outstanding of
 635,954,111; 18,162,395; 266,526,048 and 209,929,760,
 respectively....................................................... $        11.25   $      10.63   $      13.08 $      10.95
                                                                     ==============   ============   ============ ============
NUMBER OF SHARES AUTHORIZED.........................................  1,500,000,000    100,000,000    700,000,000  500,000,000
                                                                     ==============   ============   ============ ============
Investments at Cost................................................. $    6,964,375   $    189,460   $  3,164,677 $  2,222,774
                                                                     ==============   ============   ============ ============
Foreign Currencies at Cost.......................................... $        2,458   $        556   $         -- $        198
                                                                     ==============   ============   ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $    6,907,449   $    186,932   $  3,219,531 $  2,249,298
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income).............................................         51,818          2,303         13,987        5,197
Accumulated Net Realized Gain (Loss)................................         85,323          4,927          1,119        5,066
Net Unrealized Foreign Exchange Gain (Loss).........................        (28,307)          (799)            --       (3,467)
Net Unrealized Appreciation (Depreciation)..........................        138,687           (349)       250,283       42,189
                                                                     --------------   ------------   ------------ ------------
NET ASSETS.......................................................... $    7,154,970   $    193,014   $  3,484,920 $  2,298,283
                                                                     ==============   ============   ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                     DFA                         DFA          DFA
                                                              Intermediate-Term     DFA       Inflation-   Short-Term
                                                                  Extended       Investment   Protected    Municipal
                                                                   Quality         Grade      Securities      Bond
                                                                  Portfolio      Portfolio    Portfolio    Portfolio
                                                              ----------------- ------------ ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at Value......             --    $  1,160,653           --           --
Investments at Value (including $129,017, $0, $0 and $0 of
 securities on loan, respectively)...........................   $  1,073,190    $         -- $  2,742,010 $  1,551,313
Temporary Cash Investments at Value & Cost...................         11,107           2,729       16,466       50,674
Collateral Received from Securities on Loan at Value & Cost..            951              --           --           --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost................................................        131,000              --           --           --
Foreign Currencies at Value..................................            395              --           --           --
Receivables:
  Interest...................................................         11,284              --        9,485       19,490
  Securities Lending Income..................................             15              --           --           --
  Fund Shares Sold...........................................            766           1,822       22,751        1,151
Prepaid Expenses and Other Assets............................             20              40           31           51
                                                                ------------    ------------ ------------ ------------
     Total Assets............................................      1,228,728       1,165,244    2,790,743    1,622,679
                                                                ------------    ------------ ------------ ------------
LIABILITIES:
Due to Custodian.............................................             --              --           --            5
Payables:
  Upon Return of Securities Loaned...........................        131,951              --           --           --
  Investment Securities Purchased............................          2,071             550           --       10,311
  Fund Shares Redeemed.......................................            199             515        1,939          900
  Due to Advisor.............................................            176              25          225          226
Unrealized Loss on Forward Currency Contracts................             27              --           --           --
Unrealized Loss on Foreign Currency Contracts................              1              --           --           --
Accrued Expenses and Other Liabilities.......................             19              10           90          115
                                                                ------------    ------------ ------------ ------------
     Total Liabilities.......................................        134,444           1,100        2,254       11,557
                                                                ------------    ------------ ------------ ------------
NET ASSETS...................................................   $  1,094,284    $  1,164,144 $  2,788,489 $  1,611,122
                                                                ============    ============ ============ ============
Institutional Class Shares -- based on net assets of
 $1,094,284; $1,164,144; $2,788,489 and $1,611,122 and
 shares outstanding of 98,593,279; 105,930,186;
 216,691,932 and 157,129,308, respectively...................   $      11.10    $      10.99 $      12.87 $      10.25
                                                                ============    ============ ============ ============
NUMBER OF SHARES AUTHORIZED..................................    300,000,000     200,000,000  500,000,000  500,000,000
                                                                ============    ============ ============ ============
Investments in Affiliated Investment Companies at Cost.......   $         --    $  1,137,250 $         -- $         --
                                                                ============    ============ ============ ============
Investments at Cost..........................................   $  1,028,802    $         -- $  2,458,192 $  1,533,418
                                                                ============    ============ ============ ============
Foreign Currencies at Cost...................................   $        390    $         -- $         -- $         --
                                                                ============    ============ ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital..............................................   $  1,045,231    $  1,137,152 $  2,479,931 $  1,592,013
Undistributed Net Investment Income (Distributions in Excess
 of Net Investment Income)...................................          3,680           1,787       11,490        1,279
Accumulated Net Realized Gain (Loss).........................          1,008           1,802       13,250          (65)
Net Unrealized Foreign Exchange Gain (Loss)..................            (28)             --           --           --
Net Unrealized Appreciation (Depreciation)...................         44,393          23,403      283,818       17,895
                                                                ------------    ------------ ------------ ------------
NET ASSETS...................................................   $  1,094,284    $  1,164,144 $  2,788,489 $  1,611,122
                                                                ============    ============ ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                        DFA              DFA
                                                                        DFA          California      California
                                                                 Intermediate-Term   Short-Term   Intermediate-Term
                                                                  Municipal Bond   Municipal Bond  Municipal Bond
                                                                     Portfolio       Portfolio        Portfolio
                                                                 ----------------- -------------- -----------------
ASSETS:
Investments at Value............................................   $    151,737     $    415,462    $     90,019
Temporary Cash Investments at Value & Cost......................          8,167            9,055           1,180
Receivables:
  Interest......................................................          1,444            5,403             854
  Fund Shares Sold..............................................            653              406              98
Prepaid Expenses and Other Assets...............................             29               14              --
                                                                   ------------     ------------    ------------
     Total Assets...............................................        162,030          430,340          92,151
                                                                   ------------     ------------    ------------
LIABILITIES:
Due to Custodian................................................              1                2              --
Payables:
  Investment Securities Purchased...............................          5,977            1,163              --
  Fund Shares Redeemed..........................................            110              491              14
  Due to Advisor................................................             25               61              16
Accrued Expenses and Other Liabilities..........................              1               25               2
                                                                   ------------     ------------    ------------
     Total Liabilities..........................................          6,114            1,742              32
                                                                   ------------     ------------    ------------
NET ASSETS......................................................   $    155,916     $    428,598    $     92,119
                                                                   ============     ============    ============
Institutional Class Shares -- based on net assets of $155,916;
 $428,598 and $92,119 and shares outstanding of 15,430,603;
 41,545,851 and 8,896,475, respectively.........................   $      10.10     $      10.32    $      10.35
                                                                   ============     ============    ============
NUMBER OF SHARES AUTHORIZED.....................................    100,000,000      300,000,000     100,000,000
                                                                   ============     ============    ============
Investments at Cost.............................................   $    150,184     $    411,361    $     88,778
                                                                   ============     ============    ============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................   $    154,325     $    424,151    $     90,769
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income).........................................             40              350             110
Accumulated Net Realized Gain (Loss)............................             (2)              (4)             (1)
Net Unrealized Appreciation (Depreciation)......................          1,553            4,101           1,241
                                                                   ------------     ------------    ------------
NET ASSETS......................................................   $    155,916     $    428,598    $     92,119
                                                                   ============     ============    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                          DFA           DFA
                                                             DFA        Two-Year    Selectively     DFA
                                                           One-Year      Global    Hedged Global Short-Term
                                                         Fixed Income Fixed Income Fixed Income  Government
                                                          Portfolio    Portfolio     Portfolio   Portfolio
                                                         ------------ ------------ ------------- ----------
Investment Income
  Interest..............................................   $22,557      $ 16,866      $ 8,471      $8,196
  Income from Securities Lending........................        17            32           --          --
                                                           -------      --------      -------      ------
     Total Investment Income............................    22,574        16,898        8,471       8,196
                                                           -------      --------      -------      ------
Expenses
  Investment Advisory Services Fees.....................     1,942         1,170          672       1,376
  Administrative Services Fees..........................     3,894         2,347           --          --
  Accounting & Transfer Agent Fees......................       350           219           50          81
  Custodian Fees........................................        62           210           37           8
  Filing Fees...........................................       106            49           20          27
  Shareholders' Reports.................................        89            78           12          22
  Directors'/Trustees' Fees & Expenses..................        33            21            4           7
  Professional Fees.....................................        99            63           11          20
  Other.................................................        43            31            6           9
                                                           -------      --------      -------      ------
     Total Expenses.....................................     6,618         4,188          812       1,550
                                                           -------      --------      -------      ------
  Fees Paid Indirectly..................................        --           (39)          (5)         --
                                                           -------      --------      -------      ------
  Net Expenses..........................................     6,618         4,149          807       1,550
                                                           -------      --------      -------      ------
  Net Investment Income (Loss)..........................    15,956        12,749        7,664       6,646
                                                           -------      --------      -------      ------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................     3,986        (3,252)       1,265       2,580
    Foreign Currency Transactions.......................        --        (4,848)      (1,026)         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........    (1,560)       28,266        5,907        (302)
    Translation of Foreign Currency Denominated
     Amounts............................................        --       (16,773)         681          --
                                                           -------      --------      -------      ------
  Net Realized and Unrealized Gain (Loss)...............     2,426         3,393        6,827       2,278
                                                           -------      --------      -------      ------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.............................................   $18,382      $ 16,142      $14,491      $8,924
                                                           =======      ========      =======      ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                             DFA            DFA           DFA         DFA
                                                          Five-Year      World ex     Intermediate Short-Term
                                                            Global    U.S. Government  Government   Extended
                                                         Fixed Income  Fixed Income   Fixed Income  Quality
                                                          Portfolio      Portfolio     Portfolio   Portfolio
                                                         ------------ --------------- ------------ ----------
Investment Income
  Interest..............................................   $ 45,946       $ 1,330       $42,905     $19,376
  Income from Securities Lending........................        250            --            --          93
                                                           --------       -------       -------     -------
     Total Investment Income............................     46,196         1,330        42,905      19,469
                                                           --------       -------       -------     -------
Expenses
  Investment Advisory Services Fees.....................      8,341           150         1,622       2,118
  Accounting & Transfer Agent Fees......................        304            18           151         103
  Custodian Fees........................................        209            10            15          38
  Filing Fees...........................................        136            20            61          23
  Shareholders' Reports.................................         99             1            42          21
  Directors'/Trustees' Fees & Expenses..................         27             1            13           8
  Professional Fees.....................................         79             1            37          23
  Organizational & Offering Costs.......................         --             6            --          --
  Other.................................................         38            --            16          11
                                                           --------       -------       -------     -------
     Total Expenses.....................................      9,233           207         1,957       2,345
                                                           --------       -------       -------     -------
  Fees Waived, Expenses Reimbursed, and/or Previously
   Waived Fees Recovered by Advisor (Note C)............         --           (42)           --         (31)
  Fees Paid Indirectly..................................        (37)           (2)           --         (14)
                                                           --------       -------       -------     -------
  Net Expenses..........................................      9,196           163         1,957       2,300
                                                           --------       -------       -------     -------
  Net Investment Income (Loss)..........................     37,000         1,167        40,948      17,169
                                                           --------       -------       -------     -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................     82,193           736         1,290       3,119
    Foreign Currency Transactions.......................      3,358         4,203            --       1,954
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........    (35,762)       (2,026)       (7,696)     (3,168)
    Translation of Foreign Currency Denominated
     Amounts............................................        420           864            --      (1,523)
                                                           --------       -------       -------     -------
  Net Realized and Unrealized Gain (Loss)...............     50,209         3,777        (6,406)        382
                                                           --------       -------       -------     -------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.............................................   $ 87,209       $ 4,944       $34,542     $17,551
                                                           ========       =======       =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                    DFA                      DFA        DFA
                                                             Intermediate-Term    DFA     Inflation- Short-Term
                                                                 Extended      Investment Protected  Municipal
                                                                  Quality        Grade    Securities    Bond
                                                                 Portfolio     Portfolio  Portfolio  Portfolio
                                                             ----------------- ---------- ---------- ----------
Investment Income
  Income Distributions Received from Affiliated Investment
   Companies................................................           --       $11,543          --        --
  Interest..................................................      $14,672             2    $ 25,266   $10,364
  Income from Securities Lending............................          101            --          --        --
                                                                  -------       -------    --------   -------
     Total Investment Income................................       14,773        11,545      25,266    10,364
                                                                  -------       -------    --------   -------
Expenses
  Investment Advisory Services Fees.........................          969         1,023       1,318     1,592
  Accounting & Transfer Agent Fees..........................           53            12         125        78
  Custodian Fees............................................           13            --          12         8
  Filing Fees...............................................           22            28          57        12
  Shareholders' Reports.....................................            5             8          35        18
  Directors'/Trustees' Fees & Expenses......................            3             3          10         7
  Professional Fees.........................................            8             4          30        20
  Other.....................................................            6             2          14        11
                                                                  -------       -------    --------   -------
     Total Expenses.........................................        1,079         1,080       1,601     1,746
                                                                  -------       -------    --------   -------
  Fees Waived, Expenses Reimbursed, and/or Previously
   Waived Fees Recovered by Advisor (Note C)................          (20)         (904)         --        --
  Fees Paid Indirectly......................................           (5)           --          --        --
                                                                  -------       -------    --------   -------
  Net Expenses..............................................        1,054           176       1,601     1,746
                                                                  -------       -------    --------   -------
  Net Investment Income (Loss)..............................       13,719        11,369      23,665     8,618
                                                                  -------       -------    --------   -------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Investment
   Securities...............................................           --         1,855          --        --
  Net Realized Gain (Loss) on:
    Investment Securities Sold..............................        1,924           (22)     13,387        (1)
    Foreign Currency Transactions...........................         (804)           --          --        --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..............          553          (123)    (24,906)   (5,094)
    Translation of Foreign Currency Denominated Amounts.....          583            --          --        --
                                                                  -------       -------    --------   -------
  Net Realized and Unrealized Gain (Loss)...................        2,256         1,710     (11,519)   (5,095)
                                                                  -------       -------    --------   -------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.................................................      $15,975       $13,079    $ 12,146   $ 3,523
                                                                  =======       =======    ========   =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                      DFA              DFA
                                                                      DFA          California      California
                                                               Intermediate-Term   Short-Term   Intermediate-Term
                                                                Municipal Bond   Municipal Bond  Municipal Bond
                                                                   Portfolio       Portfolio        Portfolio
                                                               ----------------- -------------- -----------------
Investment Income
  Interest....................................................      $  830           $2,679           $678
                                                                    ------           ------           ----
     Total Investment Income..................................         830            2,679            678
                                                                    ------           ------           ----
Expenses
  Investment Advisory Services Fees...........................         117              418             82
  Accounting & Transfer Agent Fees............................          13               25             12
  Custodian Fees..............................................           1                2              1
  Filing Fees.................................................           8               11             18
  Shareholders' Reports.......................................          --                3              1
  Directors'/Trustees' Fees & Expenses........................          --                2             --
  Professional Fees...........................................           1                5              1
  Organizational & Offering Costs.............................          12               --              4
  Other.......................................................           1                2             --
                                                                    ------           ------           ----
     Total Expenses...........................................         153              468            119
                                                                    ------           ------           ----
  Fees Waived, Expenses Reimbursed, and/or Previously Waived
   Fees Recovered by Advisor (Note C).........................         (20)              --            (25)
                                                                    ------           ------           ----
  Net Expenses................................................         133              468             94
                                                                    ------           ------           ----
  Net Investment Income (Loss)................................         697            2,211            584
                                                                    ------           ------           ----
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold................................          --               --             (1)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.....................................         880             (865)           375
                                                                    ------           ------           ----
  Net Realized and Unrealized Gain (Loss).....................         880             (865)           374
                                                                    ------           ------           ----
Net Increase (Decrease) in Net Assets Resulting from
 Operations...................................................      $1,577           $1,346           $958
                                                                    ======           ======           ====

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                             DFA                     DFA
                                                    DFA                    Two-Year              Selectively
                                                 One-Year                   Global              Hedged Global
                                               Fixed Income              Fixed Income            Fixed Income
                                                 Portfolio                Portfolio               Portfolio
                                         ------------------------  -----------------------  ---------------------
                                         Six Months       Year     Six Months      Year     Six Months     Year
                                            Ended        Ended        Ended       Ended        Ended      Ended
                                          April 30,     Oct. 31,    April 30,    Oct. 31,    April 30,   Oct. 31,
                                            2013          2012        2013         2012        2013        2012
                                         -----------  -----------  ----------- -----------  ----------- ---------
                                         (Unaudited)               (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......... $    15,956  $    37,581  $   12,749  $    31,974   $  7,664   $  13,235
  Net Realized Gain (Loss) on:
   Investment Securities Sold...........       3,986       15,994      (3,252)      13,614      1,265       1,503
   Foreign Currency Transactions........          --           --      (4,848)      21,927     (1,026)      8,830
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................      (1,560)       2,569      28,266      (29,706)     5,907     (11,350)
   Translation of Foreign Currency
    Denominated Amounts.................          --           --     (16,773)         899        681      (2,392)
                                         -----------  -----------  ----------  -----------   --------   ---------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................      18,382       56,144      16,142       38,708     14,491       9,826
                                         -----------  -----------  ----------  -----------   --------   ---------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........     (16,358)     (37,610)    (35,745)     (74,072)   (20,638)    (25,204)
  Net Short-Term Gains:
   Institutional Class Shares...........      (9,466)      (2,033)     (9,165)      (8,849)      (583)       (513)
  Net Long-Term Gains:
   Institutional Class Shares...........      (7,281)     (16,267)     (1,375)      (3,260)        --        (439)
                                         -----------  -----------  ----------  -----------   --------   ---------
    Total Distributions.................     (33,105)     (55,910)    (46,285)     (86,181)   (21,221)    (26,156)
                                         -----------  -----------  ----------  -----------   --------   ---------
Capital Share Transactions (1):
  Shares Issued.........................   2,406,464    2,912,140     783,472    1,130,692    174,401     228,379
  Shares Issued in Lieu of Cash
   Distributions........................      31,296       53,146      43,351       81,533     19,987      24,319
  Shares Redeemed.......................  (1,382,359)  (2,776,724)   (654,136)  (1,307,370)   (97,888)   (159,882)
                                         -----------  -----------  ----------  -----------   --------   ---------
    Net Increase (Decrease) from
     Capital Share Transactions.........   1,055,401      188,562     172,687      (95,145)    96,500      92,816
                                         -----------  -----------  ----------  -----------   --------   ---------
    Total Increase (Decrease) in Net
     Assets.............................   1,040,678      188,796     142,544     (142,618)    89,770      76,486
Net Assets
  Beginning of Period...................   7,094,264    6,905,468   4,671,093    4,813,711    863,403     786,917
                                         -----------  -----------  ----------  -----------   --------   ---------
  End of Period......................... $ 8,134,942  $ 7,094,264  $4,813,637  $ 4,671,093   $953,173   $ 863,403
                                         ===========  ===========  ==========  ===========   ========   =========
(1) Shares Issued and Redeemed:
  Shares Issued.........................     232,856      281,813      77,855      111,684     16,971      22,202
  Shares Issued in Lieu of Cash
   Distributions........................       3,031        5,149       4,318        8,084      1,950       2,420
  Shares Redeemed.......................    (133,784)    (268,649)    (64,969)    (129,111)    (9,518)    (15,597)
                                         -----------  -----------  ----------  -----------   --------   ---------
    Net Increase (Decrease) from
     Shares Issued and Redeemed.........     102,103       18,313      17,204       (9,343)     9,403       9,025
                                         ===========  ===========  ==========  ===========   ========   =========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)..................... $     2,326  $     2,728  $   28,287  $    51,283   $  8,481   $  21,455

                                                   DFA
                                               Short-Term
                                               Government
                                                Portfolio
                                         ----------------------
                                         Six Months     Year
                                            Ended      Ended
                                          April 30,   Oct. 31,
                                            2013        2012
                                         ----------- ----------
                                         (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......... $    6,646  $   14,184
  Net Realized Gain (Loss) on:
   Investment Securities Sold...........      2,580      13,489
   Foreign Currency Transactions........         --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................       (302)     (1,388)
   Translation of Foreign Currency
    Denominated Amounts.................         --          --
                                         ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................      8,924      26,285
                                         ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........     (6,509)    (14,766)
  Net Short-Term Gains:
   Institutional Class Shares...........       (438)     (3,433)
  Net Long-Term Gains:
   Institutional Class Shares...........    (13,008)    (21,214)
                                         ----------  ----------
    Total Distributions.................    (19,955)    (39,413)
                                         ----------  ----------
Capital Share Transactions (1):
  Shares Issued.........................    287,943     571,888
  Shares Issued in Lieu of Cash
   Distributions........................     18,151      36,034
  Shares Redeemed.......................   (195,114)   (353,113)
                                         ----------  ----------
    Net Increase (Decrease) from
     Capital Share Transactions.........    110,980     254,809
                                         ----------  ----------
    Total Increase (Decrease) in Net
     Assets.............................     99,949     241,681
Net Assets
  Beginning of Period...................  1,585,670   1,343,989
                                         ----------  ----------
  End of Period......................... $1,685,619  $1,585,670
                                         ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.........................     26,676      52,705
  Shares Issued in Lieu of Cash
   Distributions........................      1,684       3,336
  Shares Redeemed.......................    (18,063)    (32,542)
                                         ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and Redeemed.........     10,297      23,499
                                         ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)..................... $    2,195  $    2,058

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                 DFA                     DFA                    DFA
                                              Five-Year               World ex             Intermediate
                                                Global             U.S. Government          Government
                                             Fixed Income           Fixed Income           Fixed Income
                                              Portfolio               Portfolio              Portfolio
                                       -----------------------  --------------------  ----------------------
                                                                             Period
                                                                            Dec. 6,
                                       Six Months      Year     Six Months  2011(a)   Six Months     Year
                                          Ended       Ended        Ended       to        Ended      Ended
                                        April 30,    Oct. 31,    April 30,  Oct. 31,   April 30,   Oct. 31,
                                          2013         2012        2013       2012       2013        2012
                                       ----------- -----------  ----------- --------  ----------- ----------
                                       (Unaudited)              (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)........ $   37,000  $    93,204   $  1,167   $  1,303  $   40,948  $   77,408
  Net Realized Gain (Loss) on:
   Investment Securities Sold.........     82,193       78,556        736      1,424       1,290       5,478
   Foreign Currency
    Transactions......................      3,358      (17,460)     4,203      2,454          --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and
    Foreign Currency..................    (35,762)      53,334     (2,026)     1,677      (7,696)     61,867
   Translation of Foreign Currency
    Denominated Amounts...............        420        5,640        864     (1,663)         --          --
                                       ----------  -----------   --------   --------  ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.......................     87,209      213,274      4,944      5,195      34,542     144,753
                                       ----------  -----------   --------   --------  ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.........    (34,612)    (116,723)    (1,766)      (837)    (40,100)    (76,441)
  Net Short-Term Gains:
   Institutional Class Shares.........    (17,590)     (22,708)    (1,462)        --          --        (942)
  Net Long-Term Gains:
   Institutional Class Shares.........    (42,555)     (76,000)        --         --      (5,467)    (16,580)
                                       ----------  -----------   --------   --------  ----------  ----------
    Total Distributions...............    (94,757)    (215,431)    (3,228)      (837)    (45,567)    (93,963)
                                       ----------  -----------   --------   --------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued.......................  1,352,664    1,967,127     62,335    140,825     607,757   1,014,034
  Shares Issued in Lieu of Cash
   Distributions......................     87,188      198,001      3,202        829      43,290      89,228
  Shares Redeemed.....................   (618,671)  (1,006,334)   (15,476)    (4,775)   (214,026)   (472,408)
                                       ----------  -----------   --------   --------  ----------  ----------
    Net Increase (Decrease) from
     Capital Share
     Transactions.....................    821,181    1,158,794     50,061    136,879     437,021     630,854
                                       ----------  -----------   --------   --------  ----------  ----------
    Total Increase (Decrease) in
     Net Assets.......................    813,633    1,156,637     51,777    141,237     425,996     681,644
Net Assets
  Beginning of Period.................  6,341,337    5,184,700    141,237         --   3,058,924   2,377,280
                                       ----------  -----------   --------   --------  ----------  ----------
  End of Period....................... $7,154,970  $ 6,341,337   $193,014   $141,237  $3,484,920  $3,058,924
                                       ==========  ===========   ========   ========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.......................    121,035      176,701      5,962     13,757      46,711      78,073
  Shares Issued in Lieu of Cash
   Distributions......................      7,812       18,043        307         79       3,333       6,900
  Shares Redeemed.....................    (55,291)     (90,480)    (1,483)      (460)    (16,434)    (36,361)
                                       ----------  -----------   --------   --------  ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................     73,556      104,264      4,786     13,376      33,610      48,612
                                       ==========  ===========   ========   ========  ==========  ==========
Undistributed Net Investment
 Income (Distributions in Excess
 of Net Investment Income)............ $   51,818  $    49,430   $  2,303   $  2,902  $   13,987  $   13,139

----------
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                                                 DFA
                                             Short-Term
                                              Extended
                                               Quality
                                              Portfolio
                                       ----------------------


                                       Six Months     Year
                                          Ended      Ended
                                        April 30,   Oct. 31,
                                          2013        2012
                                       ----------- ----------
                                       (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)........ $   17,169  $   32,006
  Net Realized Gain (Loss) on:
   Investment Securities Sold.........      3,119       4,476
   Foreign Currency
    Transactions......................      1,954       2,234
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and
    Foreign Currency..................     (3,168)     16,552
   Translation of Foreign Currency
    Denominated Amounts...............     (1,523)     (1,944)
                                       ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.......................     17,551      53,324
                                       ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.........    (18,669)    (29,793)
  Net Short-Term Gains:
   Institutional Class Shares.........         --          --
  Net Long-Term Gains:
   Institutional Class Shares.........     (4,387)     (2,632)
                                       ----------  ----------
    Total Distributions...............    (23,056)    (32,425)
                                       ----------  ----------
Capital Share Transactions (1):
  Shares Issued.......................    509,944     912,977
  Shares Issued in Lieu of Cash
   Distributions......................     22,516      31,594
  Shares Redeemed.....................   (203,774)   (323,570)
                                       ----------  ----------
    Net Increase (Decrease) from
     Capital Share
     Transactions.....................    328,686     621,001
                                       ----------  ----------
    Total Increase (Decrease) in
     Net Assets.......................    323,181     641,900
Net Assets
  Beginning of Period.................  1,975,102   1,333,202
                                       ----------  ----------
  End of Period....................... $2,298,283  $1,975,102
                                       ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.......................     46,678      83,958
  Shares Issued in Lieu of Cash
   Distributions......................      2,061       2,912
  Shares Redeemed.....................    (18,644)    (29,785)
                                       ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................     30,095      57,085
                                       ==========  ==========
Undistributed Net Investment
 Income (Distributions in Excess
 of Net Investment Income)............ $    5,197  $    6,697

----------
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                  DFA                                          DFA
                                           Intermediate-Term            DFA                Inflation-
                                               Extended             Investment              Protected
                                                Quality                Grade               Securities
                                               Portfolio             Portfolio              Portfolio
                                         --------------------  --------------------  ----------------------
                                         Six Months    Year    Six Months    Year    Six Months     Year
                                            Ended     Ended       Ended     Ended       Ended      Ended
                                          April 30,  Oct. 31,   April 30,  Oct. 31,   April 30,   Oct. 31,
                                            2013       2012       2013       2012       2013        2012
                                         ----------- --------  ----------- --------  ----------- ----------
                                         (Unaudited)           (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......... $   13,719  $ 17,251  $   11,369  $ 12,771  $   23,665  $   45,841
  Capital Gain Distributions Received
   from Affiliated Investment
   Companies............................         --        --       1,855       926          --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold...........      1,924       780         (22)       --      13,387      14,745
   Foreign Currency Transactions........       (804)      462          --        --          --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................        553    35,247        (123)   20,181     (24,906)    120,605
   Translation of Foreign Currency
    Denominated Amounts.................        583      (611)         --        --          --          --
                                         ----------  --------  ----------  --------  ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................     15,975    53,129      13,079    33,878      12,146     181,191
                                         ----------  --------  ----------  --------  ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........    (12,912)  (15,556)    (10,298)  (12,259)    (22,868)    (44,146)
  Net Short-Term Gains:
   Institutional Class Shares...........         --        --         (22)      (87)       (789)     (1,396)
  Net Long-Term Gains:
   Institutional Class Shares...........       (565)       --        (867)       --     (13,997)    (19,542)
                                         ----------  --------  ----------  --------  ----------  ----------
    Total Distributions.................    (13,477)  (15,556)    (11,187)  (12,346)    (37,654)    (65,084)
                                         ----------  --------  ----------  --------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued.........................    325,577   522,015     369,939   749,349     605,124     966,982
  Shares Issued in Lieu of Cash
   Distributions........................     13,322    15,354      10,809    11,911      35,450      60,670
  Shares Redeemed.......................    (75,383)  (54,252)   (117,659)  (83,283)   (337,828)   (520,553)
                                         ----------  --------  ----------  --------  ----------  ----------
    Net Increase (Decrease) from
     Capital Share Transactions.........    263,516   483,117     263,089   677,977     302,746     507,099
                                         ----------  --------  ----------  --------  ----------  ----------
    Total Increase (Decrease) in Net
     Assets.............................    266,014   520,690     264,981   699,509     277,238     623,206
Net Assets
  Beginning of Period...................    828,270   307,580     899,163   199,654   2,511,251   1,888,045
                                         ----------  --------  ----------  --------  ----------  ----------
  End of Period......................... $1,094,284  $828,270  $1,164,144  $899,163  $2,788,489  $2,511,251
                                         ==========  ========  ==========  ========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.........................     29,648    48,834      33,927    69,589      47,221      76,847
  Shares Issued in Lieu of Cash
   Distributions........................      1,213     1,433         996     1,107       2,746       4,893
  Shares Redeemed.......................     (6,875)   (5,056)    (10,804)   (7,712)    (26,384)    (41,541)
                                         ----------  --------  ----------  --------  ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed...........................     23,986    45,211      24,119    62,984      23,583      40,199
                                         ==========  ========  ==========  ========  ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)..................... $    3,680  $  2,873  $    1,787  $    716  $   11,490  $   10,693

                                                   DFA
                                               Short-Term
                                                Municipal
                                                  Bond
                                                Portfolio
                                         ----------------------
                                         Six Months     Year
                                            Ended      Ended
                                          April 30,   Oct. 31,
                                            2013        2012
                                         ----------- ----------
                                         (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......... $    8,618  $   21,307
  Capital Gain Distributions Received
   from Affiliated Investment
   Companies............................         --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold...........         (1)        (61)
   Foreign Currency Transactions........         --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................     (5,094)     (1,022)
   Translation of Foreign Currency
    Denominated Amounts.................         --          --
                                         ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................      3,523      20,224
                                         ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........     (8,851)    (21,494)
  Net Short-Term Gains:
   Institutional Class Shares...........         --          --
  Net Long-Term Gains:
   Institutional Class Shares...........         --          --
                                         ----------  ----------
    Total Distributions.................     (8,851)    (21,494)
                                         ----------  ----------
Capital Share Transactions (1):
  Shares Issued.........................    320,000     427,474
  Shares Issued in Lieu of Cash
   Distributions........................      8,415      20,521
  Shares Redeemed.......................   (294,261)   (389,468)
                                         ----------  ----------
    Net Increase (Decrease) from
     Capital Share Transactions.........     34,154      58,527
                                         ----------  ----------
    Total Increase (Decrease) in Net
     Assets.............................     28,826      57,257
Net Assets
  Beginning of Period...................  1,582,296   1,525,039
                                         ----------  ----------
  End of Period......................... $1,611,122  $1,582,296
                                         ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.........................     31,181      41,449
  Shares Issued in Lieu of Cash
   Distributions........................        820       1,991
  Shares Redeemed.......................    (28,677)    (37,763)
                                         ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed...........................      3,324       5,677
                                         ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)..................... $    1,279  $    1,512

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                              DFA                  DFA
                                                        DFA               California            California
                                                 Intermediate-Term        Short-Term        Intermediate-Term
                                                   Municipal Bond       Municipal Bond        Municipal Bond
                                                     Portfolio             Portfolio            Portfolio
                                                -------------------  --------------------  -------------------
                                                             Period                                     Period
                                                            March 1,                                   Nov. 29,
                                                Six Months  2012(a)  Six Months    Year    Six Months  2011(a)
                                                   Ended       to       Ended     Ended       Ended       to
                                                 April 30,  Oct. 31,  April 30,  Oct. 31,   April 30,  Oct. 31,
                                                   2013       2012      2013       2012       2013       2012
                                                ----------- -------- ----------- --------  ----------- --------
                                                (Unaudited)          (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).................  $    697   $   451   $  2,211   $  5,064    $   584   $   546
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................        --        (2)        --         --         (1)       --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities......................       880       673       (865)       263        375       866
                                                 --------   -------   --------   --------    -------   -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................     1,577     1,122      1,346      5,327        958     1,412
                                                 --------   -------   --------   --------    -------   -------
  Distributions From:
    Net Investment Income:
     Institutional Class Shares................      (762)     (362)    (2,202)    (4,994)      (551)     (471)
                                                 --------   -------   --------   --------    -------   -------
     Total Distributions.......................      (762)     (362)    (2,202)    (4,994)      (551)     (471)
                                                 --------   -------   --------   --------    -------   -------
Capital Share Transactions (1):
  Shares Issued................................    75,211    96,721    100,596    152,061     41,464    60,943
  Shares Issued in Lieu of Cash Distributions..       725       351      2,146      4,860        529       446
  Shares Redeemed..............................   (10,334)   (8,333)   (68,429)   (79,935)    (8,933)   (3,678)
                                                 --------   -------   --------   --------    -------   -------
     Net Increase (Decrease) from Capital
      Share Transactions.......................    65,602    88,739     34,313     76,986     33,060    57,711
                                                 --------   -------   --------   --------    -------   -------
     Total Increase (Decrease) in Net
      Assets...................................    66,417    89,499     33,457     77,319     33,467    58,652
Net Assets
  Beginning of Period..........................    89,499        --    395,141    317,822     58,652        --
                                                 --------   -------   --------   --------    -------   -------
  End of Period................................  $155,916   $89,499   $428,598   $395,141    $92,119   $58,652
                                                 ========   =======   ========   ========    =======   =======
(1) Shares Issued and Redeemed:
  Shares Issued................................     7,486     9,699      9,750     14,684      4,017     6,009
  Shares Issued in Lieu of Cash Distributions..        72        35        208        470         51        44
  Shares Redeemed..............................    (1,028)     (833)    (6,632)    (7,721)      (865)     (360)
                                                 --------   -------   --------   --------    -------   -------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................     6,530     8,901      3,326      7,433      3,203     5,693
                                                 ========   =======   ========   ========    =======   =======
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income).......................................  $     40   $   105   $    350   $    341    $   110   $    77

----------
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                        DFA One-Year Fixed Income Portfolio
                                         ----------------------------------------------------------------------------------
                                                                                                               Period
                                          Six Months       Year        Year        Year         Year          Dec. 1,
                                             Ended        Ended       Ended       Ended        Ended          2007 to
                                           April 30,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,        Oct. 31,
                                             2013          2012        2011        2010         2009            2008
----------------------------------------------------------------------------------------------------------------------------
                                          (Unaudited)
Net Asset Value, Beginning of Period.... $    10.35     $    10.35  $    10.38  $    10.33  $    10.17    $    10.21
                                         ----------     ----------  ----------  ----------  ----------    ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......       0.02           0.05        0.06        0.07        0.13          0.31
  Net Gains (Losses) on Securities
   (Realized and Unrealized)............         --           0.03          --        0.05        0.25         (0.04)
                                         ----------     ----------  ----------  ----------  ----------    ----------
   Total from Investment Operations.....       0.02           0.08        0.06        0.12        0.38          0.27
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................      (0.02)         (0.05)      (0.06)      (0.07)      (0.22)        (0.31)
  Net Realized Gains....................      (0.02)         (0.03)      (0.03)         --          --            --
                                         ----------     ----------  ----------  ----------  ----------    ----------
   Total Distributions..................      (0.04)         (0.08)      (0.09)      (0.07)      (0.22)        (0.31)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $    10.33     $    10.35  $    10.35  $    10.38  $    10.33    $    10.17
======================================== ===========    ==========  ==========  ==========  ==========    ==========
Total Return............................       0.24%(C)       0.79%       0.57%       1.19%       3.80%         2.68%(C)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $8,134,942     $7,094,264  $6,905,468  $5,754,601  $4,269,615    $3,194,420
Ratio of Expenses to Average Net
 Assets.................................       0.17%(B)       0.17%       0.17%       0.17%       0.20%**       0.18%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).......       0.17%(B)       0.17%       0.17%       0.17%       0.20%**       0.18%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets.....................       0.41%(B)       0.52%       0.55%       0.67%       1.26%         3.30%(B)
Portfolio Turnover Rate.................         23%(C)         77%         78%         66%          2%*         N/A
----------------------------------------------------------------------------------------------------------------------------

                                         -----------

                                              Year
                                             Ended
                                            Nov. 30,
                                              2007
--------------------------------------------------------

Net Asset Value, Beginning of Period.... $    10.20
                                         ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......       0.51
  Net Gains (Losses) on Securities
   (Realized and Unrealized)............       0.01
                                         ----------
   Total from Investment Operations.....       0.52
--------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................      (0.51)
  Net Realized Gains....................         --
                                         ----------
   Total Distributions..................      (0.51)
--------------------------------------------------------
Net Asset Value, End of Period.......... $    10.21
======================================== ==========
Total Return............................       5.20%
--------------------------------------------------------
Net Assets, End of Period (thousands)... $3,229,577
Ratio of Expenses to Average Net
 Assets.................................       0.18%(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).......       0.18%(D)
Ratio of Net Investment Income to
 Average Net Assets.....................       4.96%
Portfolio Turnover Rate.................        N/A
--------------------------------------------------------

                                                                    DFA Two-Year Global Fixed Income Portfolio
                                         ----------------------------------------------------------------------------------
                                                                                                               Period
                                          Six Months       Year        Year        Year         Year          Dec. 1,
                                             Ended        Ended       Ended       Ended        Ended          2007 to
                                           April 30,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,        Oct. 31,
                                             2013          2012        2011        2010         2009            2008
----------------------------------------------------------------------------------------------------------------------------
                                          (Unaudited)
Net Asset Value, Beginning of Period.... $    10.13     $    10.23  $    10.24  $    10.27  $    10.36    $    10.39
                                         ----------     ----------  ----------  ----------  ----------    ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......       0.03           0.07        0.10        0.12        0.19          0.39
  Net Gains (Losses) on Securities
   (Realized and Unrealized)............       0.01           0.02       (0.01)       0.07        0.18         (0.09)
                                         ----------     ----------  ----------  ----------  ----------    ----------
   Total from Investment Operations.....       0.04           0.09        0.09        0.19        0.37          0.30
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................      (0.08)         (0.16)      (0.03)      (0.21)      (0.46)        (0.33)
  Net Realized Gains....................      (0.02)         (0.03)      (0.07)      (0.01)         --            --
                                         ----------     ----------  ----------  ----------  ----------    ----------
   Total Distributions..................      (0.10)         (0.19)      (0.10)      (0.22)      (0.46)        (0.33)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $    10.07     $    10.13  $    10.23  $    10.24  $    10.27    $    10.36
======================================== ===========    ==========  ==========  ==========  ==========    ==========
Total Return............................       0.41%(C)       0.85%       0.83%       1.83%       3.71%         2.93%(C)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $4,813,637     $4,671,093  $4,813,711  $4,053,423  $3,846,029    $3,124,985
Ratio of Expenses to Average Net
 Assets.................................       0.18%(B)       0.18%       0.18%       0.18%       0.20%**       0.18%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).......       0.18%(B)       0.18%       0.18%       0.18%       0.20%**       0.18%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets.....................       0.55%(B)       0.68%       0.94%       1.13%       1.89%         4.12%(B)
Portfolio Turnover Rate.................         53%(C)        107%         71%        109%          1%*         N/A
----------------------------------------------------------------------------------------------------------------------------

                                         -----------

                                              Year
                                             Ended
                                            Nov. 30,
                                              2007
-------------------------------------------------------

Net Asset Value, Beginning of Period.... $    10.17
                                         ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......       0.27
  Net Gains (Losses) on Securities
   (Realized and Unrealized)............       0.24
                                         ----------
   Total from Investment Operations.....       0.51
-------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................      (0.29)
  Net Realized Gains....................         --
                                         ----------
   Total Distributions..................      (0.29)
-------------------------------------------------------
Net Asset Value, End of Period.......... $    10.39
======================================== ==========
Total Return............................       5.06%
-------------------------------------------------------
Net Assets, End of Period (thousands)... $3,097,898
Ratio of Expenses to Average Net
 Assets.................................       0.18%(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).......       0.18%(D)
Ratio of Net Investment Income to
 Average Net Assets.....................       2.59%
Portfolio Turnover Rate.................        N/A
-------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
* For the period October 24, 2009 through October 31, 2009. Effective October 24, 2009, the Portfolios directly invest in securities rather than through the Series.
**Represents the combined ratios for the respective portfolios and for the period November 1, 2008 through October 22, 2009, its respective pro-rata shares of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                               DFA Selectively Hedged Global Fixed Income Portfolio
                                      ---------------------------------------------------------------        --------------
                                                                                                Period
                                      Six Months      Year      Year      Year      Year       Jan. 9,        Six Months
                                         Ended       Ended     Ended     Ended     Ended      2008(a) to         Ended
                                       April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,     Oct. 31,        April 30,
                                         2013         2012      2011      2010      2009         2008            2013
----------------------------------------------------------------------------------------------------------------------------
                                      (Unaudited)                                                             (Unaudited)
Net Asset Value, Beginning of Period.  $  10.41     $  10.65  $  10.40  $  10.00  $   8.91   $  10.00        $    10.88
                                       --------     --------  --------  --------  --------   --------        ----------
Income from Investment Operations
-
  Net Investment Income (Loss) (A)...      0.09         0.17      0.20      0.19      0.26       0.33              0.04
  Net Gains (Losses) on Securities
   (Realized and Unrealized).........      0.09        (0.06)     0.19      0.22      0.83      (1.39)             0.01
                                       --------     --------  --------  --------  --------   --------        ----------
   Total from Investment
    Operations.......................      0.18         0.11      0.39      0.41      1.09      (1.06)             0.05
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............     (0.25)       (0.34)    (0.11)       --        --         --             (0.04)
  Net Realized Gains.................     (0.01)       (0.01)    (0.03)    (0.01)       --         --             (0.09)
  Return of Capital..................        --           --        --        --        --      (0.03)               --
                                       --------     --------  --------  --------  --------   --------        ----------
   Total Distributions...............     (0.26)       (0.35)    (0.14)    (0.01)       --      (0.03)            (0.13)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......  $  10.33     $  10.41  $  10.65  $  10.40  $  10.00   $   8.91        $    10.80
===================================== ===========   ========  ========  ========  ========  ==========       ===========
Total Return.........................      1.70%(C)     1.22%     3.85%     4.08%    12.23%    (10.67)%(C)         0.52%(C)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).........................  $953,173     $863,403  $786,917  $524,375  $303,440   $198,165        $1,685,619
Ratio of Expenses to Average Net
 Assets..............................      0.18%(B)     0.19%     0.19%     0.20%     0.24%      0.24%(B)(E)       0.19%(B)
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly).........................      0.18%(B)     0.19%     0.19%     0.20%     0.24%      0.24%(B)(E)       0.19%(B)
Ratio of Net Investment Income to
 Average Net Assets..................      1.72%(B)     1.65%     1.89%     1.84%     2.81%      4.32%(B)(E)       0.83%(B)
Portfolio Turnover Rate..............        59%(C)      109%       51%       78%       28%        21%(C)            14%(C)
----------------------------------------------------------------------------------------------------------------------------

                                                   DFA Short-Term Government Portfolio
                                      --------------------------------------------------------------------------
                                                                                          Period
                                         Year        Year        Year        Year        Dec. 1,        Year
                                        Ended       Ended       Ended       Ended        2007 to       Ended
                                       Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,     Nov. 30,
                                         2012        2011        2010        2009          2008         2007
----------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period. $    10.99  $    11.15  $    10.92  $    10.44  $    10.44     $    10.43
                                      ----------  ----------  ----------  ----------  ----------     ----------
Income from Investment Operations
-
  Net Investment Income (Loss) (A)...       0.11        0.18        0.25        0.26        0.26           0.50
  Net Gains (Losses) on Securities
   (Realized and Unrealized).........       0.09        0.01        0.32        0.49        0.07           0.01
                                      ----------  ----------  ----------  ----------  ----------     ----------
   Total from Investment
    Operations.......................       0.20        0.19        0.57        0.75        0.33           0.51
----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............      (0.11)      (0.20)      (0.26)      (0.27)      (0.33)         (0.50)
  Net Realized Gains.................      (0.20)      (0.15)      (0.08)         --          --             --
  Return of Capital..................         --          --          --          --          --             --
                                      ----------  ----------  ----------  ----------  ----------     ----------
   Total Distributions...............      (0.31)      (0.35)      (0.34)      (0.27)      (0.33)         (0.50)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $    10.88  $    10.99  $    11.15  $    10.92  $    10.44     $    10.44
===================================== ==========  ==========  ==========  ==========  ==========     ==========
Total Return.........................       1.89%       1.77%       5.32%       7.27%       3.25%(C)       4.98%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $1,585,670  $1,343,989  $1,110,308  $1,008,237  $1,115,037     $1,216,609
Ratio of Expenses to Average Net
 Assets..............................       0.20%       0.21%       0.23%       0.25%       0.23%(B)       0.23%
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly).........................       0.20%       0.21%       0.23%       0.25%       0.23%(B)       0.23%
Ratio of Net Investment Income to
 Average Net Assets..................       0.98%       1.65%       2.29%       2.44%       2.77%(B)       4.81%
Portfolio Turnover Rate..............         41%         64%         64%         72%         79%(C)          0%
----------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                           DFA Five-Year Global Fixed Income Portfolio
                                                    -----------------------------------------------------------------------------
                                                                                                                       Period
                                                     Six Months       Year        Year        Year        Year        Dec. 1,
                                                        Ended        Ended       Ended       Ended       Ended        2007 to
                                                      April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,
                                                        2013          2012        2011        2010        2009          2008
----------------------------------------------------------------------------------------------------------------------------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period............... $    11.28     $    11.32  $    11.70  $    11.27  $    10.68  $    10.84
                                                    ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................       0.06           0.18        0.23        0.29        0.27        0.25
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................       0.08           0.22        0.06        0.54        0.55       (0.10)
                                                    ----------     ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations................       0.14           0.40        0.29        0.83        0.82        0.15
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................      (0.06)         (0.23)      (0.44)      (0.40)      (0.23)      (0.30)
  Net Realized Gains...............................      (0.11)         (0.21)      (0.23)         --          --          --
  Return of Capital................................         --             --          --          --          --       (0.01)
                                                    ----------     ----------  ----------  ----------  ----------  ----------
   Total Distributions.............................      (0.17)         (0.44)      (0.67)      (0.40)      (0.23)      (0.31)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................... $    11.25     $    11.28  $    11.32  $    11.70  $    11.27  $    10.68
=================================================== ===========    ==========  ==========  ==========  ==========  ==========
Total Return.......................................       1.23%(C)       3.74%       2.74%       7.51%       7.74%       1.40%(C)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $7,154,970     $6,341,337  $5,184,700  $4,395,516  $3,220,787  $3,319,257
Ratio of Expenses to Average Net Assets............       0.28%(B)       0.28%       0.28%       0.28%       0.30%       0.28%(B)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or
 Recovery of Previously Waived Fees and Fees
 Paid Indirectly)..................................       0.28%(B)       0.28%       0.28%       0.28%       0.30%       0.28%(B)
Ratio of Net Investment Income to Average Net
 Assets............................................       1.12%(B)       1.64%       2.10%       2.56%       2.48%       2.53%(B)
Portfolio Turnover Rate............................         34%(C)         58%         67%         73%         70%         55%(C)
----------------------------------------------------------------------------------------------------------------------------------

                                                                DFA World ex U.S. Government Fixed Income Portfolio
                                                    ----------- -----------------------------------------
                                                                                             Period
                                                       Year     Six Months                  Dec. 6,
                                                      Ended        Ended                   2011(a) to
                                                     Nov. 30,    April 30,                  Oct. 31,
                                                       2007        2013                       2012
-------------------------------------------------------------------------------------------------------------------
                                                                (Unaudited)
Net Asset Value, Beginning of Period............... $    10.53   $  10.56                $  10.00
                                                    ----------   --------                --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................       0.32       0.07                    0.18
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................       0.20       0.22                    0.48
                                                    ----------   --------                --------
   Total from Investment Operations................       0.52       0.29                    0.66
-------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................      (0.21)     (0.12)                  (0.10)
  Net Realized Gains...............................         --      (0.10)                     --
  Return of Capital................................         --         --                      --
                                                    ----------   --------                --------
   Total Distributions.............................      (0.21)     (0.22)                  (0.10)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................... $    10.84   $  10.63                $  10.56
=================================================== ==========  =====================   ====================
Total Return.......................................       5.00%      2.83%(C)                6.66%(C)
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $3,484,919   $193,014                $141,237
Ratio of Expenses to Average Net Assets............       0.28%      0.20%(B)                0.20% (B)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or
 Recovery of Previously Waived Fees and Fees
 Paid Indirectly)..................................       0.28%      0.25%(B)                0.37% (B)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................       3.01%      1.41%(B)                1.83% (B)(E)
Portfolio Turnover Rate............................        108%        14%(C)                  82%(C)
-------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                              DFA Intermediate Government Fixed Income Portfolio
                                           -----------------------------------------------------------------------------
                                                                                                              Period
                                            Six Months       Year        Year        Year        Year        Dec. 1,
                                               Ended        Ended       Ended       Ended       Ended        2007 to
                                             April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,
                                               2013          2012        2011        2010        2009          2008
-------------------------------------------------------------------------------------------------------------------------
                                            (Unaudited)
Net Asset Value, Beginning of Period...... $    13.13     $    12.90  $    12.84  $    12.31  $    11.66  $    11.86
                                           ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
-
  Net Investment Income (Loss) (A)........       0.16           0.37        0.44        0.49        0.51        0.49
  Net Gains (Losses) on Securities
   (Realized and Unrealized)..............      (0.02)          0.32        0.10        0.57        0.72       (0.17)
                                           ----------     ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations.......       0.14           0.69        0.54        1.06        1.23        0.32
-------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...................      (0.17)         (0.37)      (0.44)      (0.48)      (0.52)      (0.52)
  Net Realized Gains......................      (0.02)         (0.09)      (0.04)      (0.05)      (0.06)         --
                                           ----------     ----------  ----------  ----------  ----------  ----------
   Total Distributions....................      (0.19)         (0.46)      (0.48)      (0.53)      (0.58)      (0.52)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............ $    13.08     $    13.13  $    12.90  $    12.84  $    12.31  $    11.66
========================================== ===========    ==========  ==========  ==========  ==========  ==========
Total Return..............................       1.06%(C)       5.49%       4.42%       8.85%      10.71%       2.73%(C)
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..... $3,484,920     $3,058,924  $2,377,280  $1,869,828  $1,484,155  $1,248,514
Ratio of Expenses to Average Net Assets...       0.12%(B)       0.13%       0.12%       0.13%       0.15%       0.13%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumptions of
 Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)....       0.12%(B)       0.13%       0.12%       0.13%       0.15%       0.13%(B)
Ratio of Net Investment Income to Average
 Net Assets...............................       2.55%(B)       2.85%       3.50%       3.91%       4.18%       4.44%(B)
Portfolio Turnover Rate...................          2%(C)          4%         16%          7%          8%         14%(C)
-------------------------------------------------------------------------------------------------------------------------

                                                                   DFA Short-Term Extended Quality Portfolio
                                           ----------- ----------------------------------------------------------
                                                                                                            Period
                                              Year      Six Months       Year        Year       Year       March 4,
                                             Ended         Ended        Ended       Ended      Ended      2009(a) to
                                            Nov. 30,     April 30,     Oct. 31,    Oct. 31,   Oct. 31,     Oct. 31,
                                              2007         2013          2012        2011       2010         2009
------------------------------------------------------------------------------------------------------------------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period...... $    11.48  $    10.98     $    10.86  $    10.93  $  10.56   $  10.00
                                           ----------  ----------     ----------  ----------  --------   --------
Income from Investment Operations
-
  Net Investment Income (Loss) (A)........       0.54        0.09           0.21        0.25      0.33       0.24
  Net Gains (Losses) on Securities
   (Realized and Unrealized)..............       0.35          --           0.13       (0.05)     0.37       0.50
                                           ----------  ----------     ----------  ----------  --------   --------
   Total from Investment Operations.......       0.89        0.09           0.34        0.20      0.70       0.74
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...................      (0.51)      (0.10)         (0.20)      (0.25)    (0.32)     (0.18)
  Net Realized Gains......................         --       (0.02)         (0.02)      (0.02)    (0.01)        --
                                           ----------  ----------     ----------  ----------  --------   --------
   Total Distributions....................      (0.51)      (0.12)         (0.22)      (0.27)    (0.33)     (0.18)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............ $    11.86  $    10.95     $    10.98  $    10.86  $  10.93   $  10.56
========================================== ==========  ===========    ==========  ==========  ========  ==========
Total Return..............................       8.06%       0.84%(C)       3.22%       1.91%     6.73%      7.49%(C)
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..... $1,314,853  $2,298,283     $1,975,102  $1,333,202  $754,269   $378,475
Ratio of Expenses to Average Net Assets...       0.13%       0.22%(B)       0.22%       0.22%     0.22%      0.22%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumptions of
 Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)....       0.13%       0.22%(B)       0.23%       0.23%     0.24%      0.28%(B)(E)
Ratio of Net Investment Income to Average
 Net Assets...............................       4.72%       1.63%(B)       1.96%       2.32%     3.04%      3.54%(B)(E)
Portfolio Turnover Rate...................          0%          8%(C)         21%         17%       14%         2%(C)
------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                     DFA Intermediate-Term Extended Quality Portfolio
                                                    --------------------------------------------
                                                                                           Period
                                                     Six Months      Year      Year       July 20,
                                                        Ended       Ended     Ended      2010(a) to
                                                      April 30,    Oct. 31,  Oct. 31,     Oct. 31,
                                                        2013         2012      2011         2010
--------------------------------------------------------------------------------------------------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period............... $    11.10     $  10.46  $  10.28   $  10.00
                                                    ----------     --------  --------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................       0.16         0.33      0.33       0.08
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................         --         0.61      0.16       0.24
                                                    ----------     --------  --------   --------
   Total from Investment Operations................       0.16         0.94      0.49       0.32
--------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................      (0.15)       (0.30)    (0.31)     (0.04)
  Net Realized Gains...............................      (0.01)          --        --         --
                                                    ----------     --------  --------   --------
   Total Distributions.............................      (0.16)       (0.30)    (0.31)     (0.04)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................... $    11.10     $  11.10  $  10.46   $  10.28
=================================================== ===========    ========  ========  ==========
Total Return.......................................       1.44%(C)     9.19%     4.94%      3.15%(C)
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $1,094,284     $828,270  $307,580   $144,093
Ratio of Expenses to Average Net Assets............       0.22%(B)     0.22%     0.22%      0.22%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumptions of Expenses and/or
 Recovery of Previously Waived Fees)...............       0.22%(B)     0.24%     0.27%      0.35%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................       2.85%(B)     3.04%     3.27%      2.77%(B)(E)
Portfolio Turnover Rate............................          5%(C)        8%       15%         1%(C)
--------------------------------------------------------------------------------------------------------

                                                              DFA Investment Grade Portfolio
                                                    ----------------------------------------
                                                                                         Period
                                                       Six Months         Year          March 7,
                                                          Ended          Ended         2011(a) to
                                                        April 30,       Oct. 31,        Oct. 31,
                                                          2013            2012            2011
------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
Net Asset Value, Beginning of Period............... $    10.99        $  10.60      $  10.00
                                                    ----------        --------      --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................       0.12            0.25          0.19
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................       0.01            0.40          0.54
                                                    ----------        --------      --------
   Total from Investment Operations................       0.13            0.65          0.73
------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................      (0.12)          (0.26)        (0.13)
  Net Realized Gains...............................      (0.01)             --            --
                                                    ----------        --------      --------
   Total Distributions.............................      (0.13)          (0.26)        (0.13)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................... $    10.99        $  10.99      $  10.60
=================================================== ===========       ========     ==========
Total Return.......................................       1.15%(C)        6.21%         7.35%(C)
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $1,164,144        $899,163      $199,654
Ratio of Expenses to Average Net Assets............       0.22%(B)(D)     0.22%(D)      0.22%(B)(D)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumptions of Expenses and/or
 Recovery of Previously Waived Fees)...............       0.40%(B)(D)     0.41%(D)      0.50%(B)(D)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................       2.24%(B)(D)     2.32%(D)      2.68%(B)(E)
Portfolio Turnover Rate............................        N/A             N/A           N/A
------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                       DFA Inflation-Protected Securities Portfolio
                                   -----------------------------------------------------------------------------------
                                                                                                   Period
                                    Six Months       Year        Year                   Year      Dec. 1,       Year
                                       Ended        Ended       Ended        Year      Ended      2007 to      Ended
                                     April 30,     Oct. 31,    Oct. 31,   Ended Oct.  Oct. 31,    Oct. 31,    Nov. 30,
                                       2013          2012        2011      31, 2010     2009        2008        2007
------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period........................... $    13.00     $    12.35  $    11.85  $    10.95  $   9.41  $  10.80      $  10.19
                                   ----------     ----------  ----------  ----------  --------  --------      --------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................       0.12           0.27        0.55        0.29      0.12      0.70          0.45
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......      (0.05)          0.79        0.52        0.92      1.53     (1.48)         0.50
                                   ----------     ----------  ----------  ----------  --------  --------      --------
   Total from Investment
    Operations....................       0.07           1.06        1.07        1.21      1.65     (0.78)         0.95
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.12)         (0.27)      (0.51)      (0.31)    (0.10)    (0.61)        (0.34)
 Net Realized Gains...............      (0.08)         (0.14)      (0.06)         --     (0.01)       --            --
                                   ----------     ----------  ----------  ----------  --------  --------      --------
   Total Distributions............      (0.20)         (0.41)      (0.57)      (0.31)    (0.11)    (0.61)        (0.34)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    12.87     $    13.00  $    12.35  $    11.85  $  10.95  $   9.41      $  10.80
================================== ===========    ==========  ==========  ==========  ========  ========      ========
Total Return......................       0.46%(C)       8.70%       9.38%      11.29%    17.70%    (7.90)%(C)     9.59%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $2,788,489     $2,511,251  $1,888,045  $1,396,779  $774,110  $371,747      $240,403
Ratio of Expenses to Average Net
 Assets...........................       0.12%(B)       0.13%       0.13%       0.13%     0.16%     0.15%(B)      0.20%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)............................       0.12%(B)       0.13%       0.13%       0.13%     0.16%     0.14%(B)      0.21%
Ratio of Net Investment Income to
 Average Net Assets...............       1.81%(B)       2.12%       4.64%       2.57%     1.20%     7.01%(B)      4.58%
Portfolio Turnover Rate...........          7%(C)          9%         18%         12%        6%        3%(C)         0%
------------------------------------------------------------------------------------------------------------------------

                                                          DFA Short-Term Municipal Bond Portfolio
                                   ------------------------------------------------------------------------------------
                                                                                                     Period
                                    Six Months       Year        Year        Year        Year       Dec. 1,      Year
                                       Ended        Ended       Ended       Ended       Ended       2007 to     Ended
                                     April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,   Nov. 30,
                                       2013          2012        2011        2010        2009         2008       2007
------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period........................... $    10.29     $    10.30  $    10.34  $    10.24  $    10.02  $  10.05     $  10.02
                                   ----------     ----------  ----------  ----------  ----------  --------     --------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................       0.06           0.14        0.16        0.18        0.20      0.19         0.31
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......      (0.04)         (0.01)      (0.03)       0.10        0.23     (0.03)        0.02
                                   ----------     ----------  ----------  ----------  ----------  --------     --------
   Total from Investment
    Operations....................       0.02           0.13        0.13        0.28        0.43      0.16         0.33
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.06)         (0.14)      (0.17)      (0.18)      (0.21)    (0.19)       (0.30)
 Net Realized Gains...............         --             --          --          --          --        --           --
                                   ----------     ----------  ----------  ----------  ----------  --------     --------
   Total Distributions............      (0.06)         (0.14)      (0.17)      (0.18)      (0.21)    (0.19)       (0.30)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    10.25     $    10.29  $    10.30  $    10.34  $    10.24  $  10.02     $  10.05
================================== ===========    ==========  ==========  ==========  ==========  ========     ========
Total Return......................       0.17%(C)       1.30%       1.24%       2.73%       4.32%     1.63%(C)     3.38%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $1,611,122     $1,582,296  $1,525,039  $1,414,926  $1,168,259  $991,918     $948,426
Ratio of Expenses to Average Net
 Assets...........................       0.22%(B)       0.22%       0.23%       0.23%       0.25%     0.23%(B)     0.23%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)............................       0.22%(B)       0.22%       0.23%       0.23%       0.25%     0.23%(B)     0.23%
Ratio of Net Investment Income to
 Average Net Assets...............       1.09%(B)       1.38%       1.60%       1.72%       1.99%     2.04%(B)     3.07%
Portfolio Turnover Rate...........         10%(C)         20%         13%          1%          0%        1%(C)        0%
------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                        DFA Intermediate-Term
                                                      Municipal Bond Portfolio
                                                    ----------------------        -------------
                                                                      Period
                                                    Six Months       March 1,     Six Months
                                                       Ended        2012(a) to       Ended
                                                     April 30,       Oct 31,       April 30,
                                                       2013            2012          2013
------------------------------------------------------------------------------------------------
                                                    (Unaudited)                   (Unaudited)
Net Asset Value, Beginning of Period...............  $  10.06      $ 10.00         $  10.34
                                                     --------      -------         --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................      0.06         0.07             0.05
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................      0.05         0.04            (0.01)
                                                     --------      -------         --------
   Total from Investment Operations................      0.11         0.11             0.04
------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................     (0.07)       (0.05)           (0.06)
                                                     --------      -------         --------
   Total Distributions.............................     (0.07)       (0.05)           (0.06)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................  $  10.10      $ 10.06         $  10.32
=================================================== ===========   ==========      ===========
Total Return.......................................      1.12%(C)     1.13%(C)         0.34%(C)
------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............  $155,916      $89,499         $428,598
Ratio of Expenses to Average Net Assets............      0.23%(B)     0.23%(B)(E)      0.23%(B)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumptions of Expenses and/or
 Recovery of Previously Waived Fees)...............      0.26%(B)     0.34%(B)(E)      0.23%(B)
Ratio of Net Investment Income to Average Net
 Assets............................................      1.20%(B)     1.09%(B)(E)      1.07%(B)
Portfolio Turnover Rate............................         0%           2%(C)            5%(C)
------------------------------------------------------------------------------------------------


                                                       DFA California Short-Term Municipal Bond Portfolio
                                                    ---------------------------------------------------------------
                                                                                               Period        Period
                                                      Year      Year      Year      Year      Dec. 1,       April 2,
                                                     Ended     Ended     Ended     Ended      2007 to      2007(a) to
                                                    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,      Nov. 30,
                                                      2012      2011      2010      2009        2008          2007
--------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period............... $  10.32  $  10.39  $  10.26  $  10.00  $  10.07      $  10.00
                                                    --------  --------  --------  --------  --------      --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................     0.15      0.17      0.19      0.22      0.21          0.20
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................     0.02     (0.06)     0.13      0.27     (0.06)         0.02
                                                    --------  --------  --------  --------  --------      --------
   Total from Investment Operations................     0.17      0.11      0.32      0.49      0.15          0.22
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................    (0.15)    (0.18)    (0.19)    (0.23)    (0.22)        (0.15)
                                                    --------  --------  --------  --------  --------      --------
   Total Distributions.............................    (0.15)    (0.18)    (0.19)    (0.23)    (0.22)        (0.15)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................... $  10.34  $  10.32  $  10.39  $  10.26  $  10.00      $  10.07
=================================================== ========  ========  ========  ========  ========     ==========
Total Return.......................................     1.61%     1.08%     3.14%     4.91%     1.45%(C)      2.23%(C)
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $395,141  $317,822  $297,631  $210,774  $180,915      $128,983
Ratio of Expenses to Average Net Assets............     0.23%     0.23%     0.24%     0.26%     0.27%(B)      0.30%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumptions of Expenses and/or
 Recovery of Previously Waived Fees)...............     0.23%     0.23%     0.24%     0.26%     0.26%(B)      0.33%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................     1.41%     1.69%     1.83%     2.17%     2.27%(B)      3.22%(B)(E)
Portfolio Turnover Rate............................       20%       15%        4%        4%       17%(C)         7%(C)
--------------------------------------------------------------------------------------------------------------------------

                                                           DFA California
                                                          Intermediate-Term
                                                      Municipal Bond Portfolio
                                                    ----------------------
                                                                      Period
                                                    Six Months       Nov. 29,
                                                       Ended        2011(a) to
                                                     April 30,       Oct 31,
                                                       2013            2012
---------------------------------------------------------------------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period...............   $ 10.30      $ 10.00
                                                      -------      -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................      0.07         0.15
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................      0.05         0.27
                                                      -------      -------
   Total from Investment Operations................      0.12         0.42
---------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................     (0.07)       (0.12)
                                                      -------      -------
   Total Distributions.............................     (0.07)       (0.12)
---------------------------------------------------------------------------------
Net Asset Value, End of Period.....................   $ 10.35      $ 10.30
=================================================== ===========   ==========
Total Return.......................................      1.20%(C)     4.21%(C)
---------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............   $92,119      $58,652
Ratio of Expenses to Average Net Assets............      0.23%(B)     0.23%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumptions of Expenses and/or
 Recovery of Previously Waived Fees)...............      0.29%(B)     0.41%(B)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................      1.43%(B)     1.51%(B)(E)
Portfolio Turnover Rate............................         0%(C)        0%(C)
---------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, of which fifteen (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports.

   DFA Investment Grade Portfolio achieves its investment objective by primarily investing in other portfolios within IDG (collectively, the "Master Funds"). The Portfolio also invests in short-term temporary cash investments.

                                                    DFA Investment Grade Portfolio (Percentage of
Master Funds                                                Ownership at April 30, 2013)
------------                                        ---------------------------------------------
DFA Intermediate-Term Extended Quality Portfolio...                      47%
DFA Intermediate Government Fixed Income Portfolio.                      11%
DFA Short-Term Extended Quality Portfolio..........                       9%
DFA Short-Term Government Portfolio................                       5%

   Effective February 28, 2011, DFA Five-Year Government Portfolio changed its name to DFA Short-Term Government Portfolio.

   Prior to October 23, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invested substantially all of their assets in respective shares of The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series. At the close of business on October 23, 2009, the Portfolios received their pro-rata share of cash and securities from the respective Series in a complete liquidation of their interest in the Series. Effective October 24, 2009, the Portfolios invest directly in securities rather than through the Series and maintain the same investment objectives.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt Securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Master Fund shares held by DFA Investment Grade Portfolio are valued at their respective daily net asset values, as these Master Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio (the "International Fixed Income Portfolios") whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

   The International Fixed Income Portfolios isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Fixed Income Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio.

Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Prior to June 4, 2009 and October 16, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio, respectively, recognized their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective investments in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series which were treated as partnerships in accordance with both U.S. federal income tax regulations and accounting principles generally accepted in the United States of America. Effective June 4, 2009 and October 16, 2009, The DFA One-Year Fixed Income Series' and The DFA Two-Year Global Fixed Income Series', respectively, partnership status ceased and each became a corporate master fund in a RIC/RIC master-feeder structure. The Portfolios became the feeders of these Series. On October 23, 2009, both DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio liquidated their investment in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, respectively. Effective October 24, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invest directly in securities rather than through the Series and maintain the same investment objectives. See the Federal Income Taxes note for more information regarding these transactions.

C. Investment Advisor and Administrator:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2013, the Portfolio's investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

          DFA One-Year Fixed Income Portfolio.................. 0.05%
          DFA Two-Year Global Fixed Income Portfolio........... 0.05%
          DFA Selectively Hedged Global Fixed Income Portfolio. 0.15%
          DFA Short-Term Government Portfolio.................. 0.17%
          DFA Five-Year Global Fixed Income Portfolio.......... 0.25%
          DFA World ex U.S. Government Fixed Income Portfolio.. 0.18%
          DFA Intermediate Government Fixed Income Portfolio... 0.10%
          DFA Short-Term Extended Quality Portfolio............ 0.20%
          DFA Intermediate-Term Extended Quality Portfolio..... 0.20%

        DFA Investment Grade Portfolio............................ 0.20%
        DFA Inflation-Protected Securities Portfolio.............. 0.10%
        DFA Short-Term Municipal Bond Portfolio................... 0.20%
        DFA Intermediate-Term Municipal Bond Portfolio............ 0.20%
        DFA California Short-Term Municipal Bond Portfolio........ 0.20%
        DFA California Intermediate-Term Municipal Bond Portfolio. 0.20%

   For the six months ended April 30, 2013, the administrative services fees for DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

               DFA One-Year Fixed Income Portfolio........ 0.10%
               DFA Two-Year Global Fixed Income Portfolio. 0.10%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolios below will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2013, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                       Previously
                                                                       Recovery       Waived Fees/
                                                         Expense    of Previously   Expenses Assumed
                                                        Limitation   Waived Fees/   Subject to Future
Institutional Class Shares                                Amount   Expenses Assumed     Recovery
--------------------------                              ---------- ---------------- -----------------
DFA Selectively Hedged Global Fixed Income
  Portfolio (1)........................................    0.25%          --                 --
DFA Short-Term Government Portfolio (2)................    0.20%          --                 --
DFA World ex U.S. Government Fixed Income
  Portfolio (1)........................................    0.20%          --             $  163
DFA Short-Term Extended Quality Portfolio (1)..........    0.22%         $10                378
DFA Intermediate-Term Extended Quality Portfolio (1)...    0.22%           3                244
DFA Investment Grade Portfolio (3).....................    0.22%          --              2,109
DFA Inflation-Protected Securities Portfolio (1).......    0.20%          --                 --
DFA Short-Term Municipal Bond Portfolio (2)............    0.30%          --                 --
DFA Intermediate-Term Municipal Bond Portfolio (1).....    0.23%          --                 64
DFA California Short-Term Municipal Bond Portfolio (1).    0.30%          --                 --
DFA California Intermediate-Term Municipal Bond
  Portfolio (1)........................................    0.23%           1                 91

   (1) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of average net assets of such class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") of a class of the Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of average net assets of such class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of average net assets of such class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class to exceed the Expense Limitation Amount.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                              Fees Paid
                                                              Indirectly
                                                              ----------
        DFA Two-Year Global Fixed Income Portfolio...........    $39
        DFA Selectively Hedged Global Fixed Income Portfolio.      5
        DFA Five-Year Global Fixed Income Portfolio..........     37
        DFA World ex U.S. Government Fixed Income Portfolio..      2
        DFA Short-Term Extended Quality Portfolio............     14
        DFA Intermediate-Term Extended Quality Portfolio.....      5

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

        DFA One-Year Fixed Income Portfolio....................... $260
        DFA Two-Year Global Fixed Income Portfolio................  229
        DFA Selectively Hedged Global Fixed Income Portfolio......   12
        DFA Short-Term Government Portfolio.......................   42
        DFA Five-Year Global Fixed Income Portfolio...............  136
        DFA World ex U.S. Government Fixed Income Portfolio.......   --
        DFA Intermediate Government Fixed Income Portfolio........   61
        DFA Short-Term Extended Quality Portfolio.................   17
        DFA Intermediate-Term Extended Quality Portfolio..........    3
        DFA Investment Grade Portfolio............................    3
        DFA Inflation-Protected Securities Portfolio..............   32
        DFA Short-Term Municipal Bond Portfolio...................   44
        DFA Intermediate-Term Municipal Bond Portfolio............   --
        DFA California Short-Term Municipal Bond Portfolio........    9
        DFA California Intermediate-Term Municipal Bond Portfolio.   --

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                                       U.S. Government     Other Investment
                                                          Securities          Securities
                                                      ------------------ ---------------------
                                                      Purchases  Sales   Purchases    Sales
                                                      --------- -------- ---------- ----------
DFA One-Year Fixed Income Portfolio.................. $ 12,984  $180,557 $2,422,445 $1,398,101
DFA Two-Year Global Fixed Income Portfolio...........   24,974   561,608  2,629,129  1,777,527
DFA Selectively Hedged Global Fixed Income Portfolio.   60,170    92,997    562,802    422,824
DFA Short-Term Government Portfolio..................  319,508   218,293         --         --
DFA Five-Year Global Fixed Income Portfolio..........   62,733   145,627  3,026,778  2,122,910
DFA World ex U.S. Government Fixed Income Portfolio..    4,728     3,667     71,362     19,223
DFA Intermediate Government Fixed Income Portfolio...  488,224    47,839         --         --
DFA Short-Term Extended Quality Portfolio............   11,598     4,000    492,700    162,557
DFA Intermediate-Term Extended Quality Portfolio.....    7,200    14,014    299,265     30,817
DFA Inflation-Protected Securities Portfolio.........  456,755   194,208         --         --
DFA Short-Term Municipal Bond Portfolio..............       --        --    233,699    148,306
DFA Intermediate-Term Municipal Bond Portfolio.......       --        --     64,549         --
DFA California Short-Term Municipal Bond Portfolio...       --     3,368     65,279     17,475
DFA California Intermediate-Term Municipal Bond
  Portfolio..........................................       --        --     33,718        301

   For the six months ended April 30, 2013, DFA Investment Grade Portfolio made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                                     DFA Investment Grade Portfolio
                                 -----------------------------------------------------------------------
                                 Balance at Balance at                                  Distributions of
Affiliated Investment Companies  10/31/2012 04/30/2013 Purchases Sales  Dividend Income  Realized Gains
-------------------------------  ---------- ---------- --------- ------ --------------- ----------------
DFA Intermediate-Term Extended
  Quality Portfolio.............  $346,956   $500,909  $152,406      --     $5,592            $241
DFA Intermediate Government
  Fixed Income Portfolio........   275,095    377,704   103,245      --      3,912             520
DFA Short-Term Extended Quality
  Portfolio.....................   187,536    195,715    11,279  $1,423      1,705             411
DFA Short-Term Government
  Portfolio.....................    80,766     86,325     7,774     561        334             683

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to net foreign currency gains/losses, non-deductible expenses, expiration of capital loss carryovers and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                              Increase       Increase
                                                                             (Decrease)     (Decrease)
                                                              Increase     Undistributed   Accumulated
                                                             (Decrease)    Net Investment  Net Realized
                                                           Paid-In Capital     Income     Gains (Losses)
                                                           --------------- -------------- --------------
DFA Two-Year Global Fixed Income Portfolio................        --          $25,420        $(25,420)
DFA Selectively Hedged Global Fixed Income Portfolio......        --            9,692          (9,692)
DFA Five-Year Global Fixed Income Portfolio...............        --              635            (635)
DFA World ex U.S. Government Fixed Income Portfolio.......      $ (8)           2,436          (2,428)
DFA Intermediate Government Fixed Income Portfolio........        --              (64)             64
DFA Short-Term Extended Quality Portfolio.................        --            2,234          (2,234)
DFA Intermediate-Term Extended Quality Portfolio..........        --              462            (462)
DFA Investment Grade Portfolio............................        (1)             (20)             21
DFA Short-Term Municipal Bond Portfolio...................       (17)              --              17
DFA Intermediate-Term Municipal Bond Portfolio............       (16)              16              --
DFA California Intermediate-Term Municipal Bond Portfolio.        (2)               2              --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                                           Net Investment
                                                               Income
                                                           and Short-Term   Long-Term
                                                           Capital Gains  Capital Gains  Total
                                                           -------------- ------------- --------
DFA One-Year Fixed Income Portfolio
2011......................................................    $ 50,119       $ 4,048    $ 54,167
2012......................................................      39,643        16,267      55,910
DFA Two-Year Global Fixed Income Portfolio
2011......................................................      32,925         5,202      38,127
2012......................................................      82,921         3,260      86,181
DFA Selectively Hedged Global Fixed Income Portfolio
2011......................................................       7,619            53       7,672
2012......................................................      25,733           423      26,156
DFA Short-Term Government Portfolio
2011......................................................      23,913        12,239      36,152
2012......................................................      18,199        21,214      39,413
DFA Five-Year Global Fixed Income Portfolio
2011......................................................     192,873        72,164     265,037
2012......................................................     139,431        76,000     215,431
DFA World ex U.S. Government Fixed Income Portfolio
2011......................................................          --            --          --
2012......................................................         837            --         837
DFA Intermediate Government Fixed Income Portfolio
2011......................................................      73,117         6,089      79,206
2012......................................................      77,383        16,580      93,963
DFA Short-Term Extended Quality Portfolio
2011......................................................      25,889           519      26,408
2012......................................................      29,793         2,632      32,425
DFA Intermediate-Term Extended Quality Portfolio
2011......................................................       6,497            --       6,497
2012......................................................      15,556            --      15,556
DFA Investment Grade Portfolio
2011......................................................       1,109            --       1,109
2012......................................................      12,346            --      12,346
DFA Inflation-Protected Securities Portfolio
2011......................................................      71,669         7,253      78,922
2012......................................................      45,542        19,542      65,084
DFA Short-Term Municipal Bond Portfolio
2011......................................................      24,364            --      24,364
2012......................................................      21,494            --      21,494
DFA Intermediate-Term Municipal Bond Portfolio
2011......................................................          --            --          --
2012......................................................         362            --         362
DFA California Short-Term Municipal Bond Portfolio
2011......................................................       5,292            --       5,292
2012......................................................       4,994            --       4,994
DFA California Intermediate-Term Municipal Bond Portfolio
2011......................................................          --            --          --
2012......................................................         471            --         471

   DFA World ex U.S. Government Fixed Income Portfolio, DFA Intermediate-Term Municipal Bond Portfolio and DFA California Intermediate-Term Municipal Bond Portfolio commenced operations on December 6, 2011, March 1, 2012 and
November 29, 2011, respectively, and did not pay any distributions for the year ended October 31, 2011.

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                    Undistributed                                Total Net
                                                    Net Investment                             Distributable
                                                      Income and   Undistributed                 Earnings
                                                      Short-Term     Long-Term   Capital Loss  (Accumulated
                                                    Capital Gains  Capital Gains Carryforwards    Losses)
                                                    -------------- ------------- ------------- -------------
DFA One-Year Fixed Income Portfolio................    $11,767        $ 6,558          --         $18,325
DFA Two-Year Global Fixed Income Portfolio.........     39,605          1,011          --          40,616
DFA Selectively Hedged Global Fixed Income
  Portfolio........................................     18,641             --          --          18,641
DFA Short-Term Government Portfolio................      2,515         12,916          --          15,431
DFA Five-Year Global Fixed Income Portfolio........     37,856         42,514          --          80,370
DFA World ex U.S. Government Fixed Income
  Portfolio........................................      2,803             --          --           2,803
DFA Intermediate Government Fixed Income
  Portfolio........................................     13,195          5,296          --          18,491
DFA Short-Term Extended Quality Portfolio..........      4,760          4,380          --           9,140
DFA Intermediate-Term Extended Quality Portfolio...      2,259            487          --           2,746
DFA Investment Grade Portfolio.....................        718            862          --           1,580
DFA Inflation-Protected Securities Portfolio.......     11,494         13,876          --          25,370
DFA Short-Term Municipal Bond Portfolio............      1,554             --        $(64)          1,490
DFA Intermediate-Term Municipal Bond Portfolio.....        105             --          (2)            103
DFA California Short-Term Municipal Bond Portfolio.        349             --          (4)            345
DFA California Intermediate-Term Municipal Bond
  Portfolio........................................         77             --          --              77

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                     2018 2019 Unlimited Total
                                                     ---- ---- --------- -----
 DFA Short-Term Municipal Bond Portfolio............  --  $ 3     $61     $64
 DFA Intermediate-Term Municipal Bond Portfolio.....  --   --       2       2
 DFA California Short-Term Municipal Bond Portfolio. $ 1    3      --       4

   During the year ended October 31, 2012, DFA Intermediate-Term Extended Quality Portfolio utilized capital loss carryforwards to offset realized capital gain for federal income tax purposes in the amount of $293 (amount in thousands).

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                                Net
                                                                                             Unrealized
                                                       Federal    Unrealized   Unrealized   Appreciation
                                                       Tax Cost  Appreciation Depreciation (Depreciation)
                                                      ---------- ------------ ------------ --------------
DFA One-Year Fixed Income Portfolio.................. $8,089,485   $ 15,301     $   (788)     $ 14,513
DFA Two-Year Global Fixed Income Portfolio...........  4,744,601     38,647      (22,036)       16,611
DFA Selectively Hedged Global Fixed Income Portfolio.    924,765     12,244       (2,374)        9,870
DFA Short-Term Government Portfolio..................  1,638,396     20,158          (37)       20,121
DFA Five-Year Global Fixed Income Portfolio..........  7,413,013    145,549       (6,882)      138,667
DFA World ex U.S. Government Fixed Income Portfolio..    189,460      5,610       (5,966)         (356)
DFA Intermediate Government Fixed Income Portfolio...  3,186,249    250,406         (123)      250,283
DFA Short-Term Extended Quality Portfolio............  2,366,074     42,959         (774)       42,185
DFA Intermediate-Term Extended Quality Portfolio.....  1,160,787     46,629       (2,275)       44,354
DFA Investment Grade Portfolio.......................  1,139,983     23,861         (462)       23,399
DFA Inflation-Protected Securities Portfolio.........  2,474,658    283,818           --       283,818
DFA Short-Term Municipal Bond Portfolio..............  1,584,092     17,958          (63)       17,895
DFA Intermediate-Term Municipal Bond Portfolio.......    158,351      1,611          (58)        1,553
DFA California Short-Term Municipal Bond Portfolio...    420,416      4,140          (39)        4,101
DFA California Intermediate-Term Municipal Bond
  Portfolio..........................................     89,958      1,356         (115)        1,241

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolio's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. Forward Currency Contracts: The International Fixed Income Portfolios and DFA Investment Grade Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At April 30, 2013, the following Portfolios had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

DFA Two-Year Global Fixed Income Portfolio*

                                                                  Unrealized
                                                                    Foreign
   Settlement Currency                   Contract     Value at     Exchange
      Date    Amount**     Currency       Amount   April 30, 2013 Gain (Loss)
   ---------- --------  --------------- ---------  -------------- -----------
    05/03/13   (10,194) Canadian Dollar $ (10,075)   $ (10,118)     $   (43)
    05/07/13    17,922  Canadian Dollar    17,647       17,787          140
    05/07/13     1,266  Canadian Dollar     1,244        1,256           12
    05/07/13  (129,624) Canadian Dollar  (125,574)    (128,648)      (3,074)
    05/10/13    18,091  Canadian Dollar    17,814       17,954          140
    05/10/13  (127,092) Canadian Dollar  (125,185)    (126,126)        (941)
    05/13/13  (110,906) Canadian Dollar  (109,320)    (110,056)        (736)
    05/14/13    11,068  Canadian Dollar    10,790       10,983          193
    05/14/13    10,583  Canadian Dollar    10,456       10,501           45
    05/14/13     6,176  Canadian Dollar     6,017        6,129          112
    05/14/13  (129,771) Canadian Dollar  (128,069)    (128,774)        (705)
    05/16/13   (96,651) Canadian Dollar   (94,567)     (95,904)      (1,337)
    05/21/13   (99,986) Canadian Dollar   (97,322)     (99,202)      (1,880)
    05/22/13  (109,423) Canadian Dollar  (106,463)    (108,561)      (2,098)
    05/31/13    21,297  Canadian Dollar    20,853       21,125          272
    05/31/13    (9,527) Canadian Dollar    (9,277)      (9,450)        (173)
    05/31/13   (10,324) Canadian Dollar   (10,109)     (10,241)        (132)
    05/31/13   (10,615) Canadian Dollar   (10,461)     (10,529)         (68)
    05/31/13   (13,181) Canadian Dollar   (12,902)     (13,075)        (173)
    05/31/13   (16,840) Canadian Dollar   (16,443)     (16,704)        (261)
    05/31/13   (30,335) Canadian Dollar   (29,359)     (30,090)        (731)
    06/07/13  (418,878) Denmark Krone     (73,383)     (74,020)        (637)
    06/14/13  (345,286) Denmark Krone     (60,782)     (61,021)        (239)
    05/03/13    78,666  Euro              102,914      103,601          687
    05/03/13    31,085  Euro               40,233       40,939          706
    05/03/13     9,253  Euro               12,116       12,185           69
    05/03/13  (109,752) Euro             (142,906)    (144,537)      (1,631)
    05/08/13    10,723  Euro               13,779       14,122          343
    05/08/13  (112,380) Euro             (146,334)    (148,004)      (1,670)
    05/10/13  (104,718) Euro             (136,883)    (137,915)      (1,032)
    05/23/13  (108,026) Euro             (140,347)    (142,283)      (1,936)
    05/24/13  (104,423) Euro             (134,428)    (137,538)      (3,110)

                                                                      Unrealized
                                                                        Foreign
Settlement  Currency                        Contract      Value at     Exchange
   Date     Amount**        Currency         Amount    April 30, 2013 Gain (Loss)
---------- ----------  ------------------ -----------  -------------- -----------
 05/28/13      11,094  Euro               $    14,548   $    14,613    $     65
 05/28/13       8,708  Euro                    11,354        11,470         116
 05/28/13     (14,322) Euro                   (18,716)      (18,865)       (149)
 05/28/13    (106,263) Euro                  (139,195)     (139,966)       (771)
 05/29/13      (5,099) Euro                    (6,710)       (6,717)         (7)
 05/29/13      (5,335) Euro                    (6,971)       (7,027)        (56)
 05/29/13     (50,000) Euro                   (63,923)      (65,858)     (1,935)
 05/30/13      (1,802) Euro                    (2,347)       (2,374)        (27)
 05/30/13     (68,366) Euro                   (87,408)      (90,050)     (2,642)
 05/31/13      19,590  Euro                    25,671        25,803         132
 05/31/13     (18,570) Euro                   (24,203)      (24,460)       (257)
 05/31/13    (104,023) Euro                  (135,197)     (137,018)     (1,821)
 06/04/13      (2,000) Euro                    (2,604)       (2,634)        (30)
 06/04/13     (13,000) Euro                   (16,931)      (17,124)       (193)
 06/04/13     (20,796) Euro                   (27,276)      (27,393)       (117)
 06/04/13     (25,000) Euro                   (32,633)      (32,930)       (297)
 06/04/13     (41,691) Euro                   (54,350)      (54,917)       (567)
 06/05/13      (1,130) Euro                    (1,466)       (1,489)        (23)
 06/05/13      (2,849) Euro                    (3,666)       (3,753)        (87)
 06/05/13    (105,687) Euro                  (137,959)     (139,214)     (1,255)
 06/19/13     (66,320) Euro                   (86,747)      (87,366)       (619)
 06/20/13    (107,843) Euro                  (141,747)     (142,068)       (321)
 06/21/13    (107,015) Euro                  (139,922)     (140,979)     (1,057)
 06/24/13    (105,897) Euro                  (137,978)     (139,509)     (1,531)
 07/01/13      (9,304) Euro                   (12,189)      (12,258)        (69)
 07/01/13     (78,650) Euro                  (102,932)     (103,619)       (687)
 07/02/13     (52,636) Euro                   (67,505)      (69,346)     (1,841)
 07/02/13     (52,636) Euro                   (67,505)      (69,346)     (1,841)
 06/05/13   1,019,456  Japanese Yen            10,379        10,459          80
 06/05/13  (3,981,787) Japanese Yen           (42,676)      (40,852)      1,824
 05/29/13    (159,344) New Zealand Dollar    (135,899)     (136,332)       (433)
 05/07/13    (219,056) Norwegian Krone        (37,415)      (37,982)       (567)
 05/22/13     (26,996) UK Pound Sterling      (41,123)      (41,929)       (806)
                                          -----------   -----------    --------
                                          $(3,179,567)  $(3,217,244)   $(37,677)
                                          ===========   ===========    ========

DFA Selectively Hedged Global Fixed Income Portfolio*

                                                                  Unrealized
                                                                    Foreign
  Settlement Currency                    Contract     Value at     Exchange
     Date    Amount**     Currency        Amount   April 30, 2013 Gain (Loss)
  ---------- -------- ----------------- ---------  -------------- -----------
   05/28/13  (71,240) Denmark Krone     $ (12,225)   $ (12,587)     $  (362)
   05/28/13  (35,836) Euro                (45,814)     (47,201)      (1,387)
   06/20/13    9,488  Euro                 12,396       12,499          103
   06/20/13  (54,702) Euro                (71,557)     (72,062)        (505)
   05/22/13  (17,650) UK Pound Sterling   (26,870)     (27,413)        (543)
                                        ---------    ---------      -------
                                        $(144,070)   $(146,764)     $(2,694)
                                        =========    =========      =======

DFA Five-Year Global Fixed Income Portfolio*

                                                                    Unrealized
                                                                      Foreign
 Settlement Currency                      Contract      Value at     Exchange
    Date    Amount**      Currency         Amount    April 30, 2013 Gain (Loss)
 ---------- --------  ----------------- -----------  -------------- -----------
  06/14/13  (342,904) Denmark Krone     $   (60,367)  $   (60,600)   $   (233)
  07/19/13  (759,894) Denmark Krone        (133,431)     (134,344)       (913)
  05/03/13   107,885  Euro                  141,116       142,081         965
  05/03/13  (107,885) Euro                 (140,397)     (142,080)     (1,683)
  05/10/13   (92,662) Euro                 (121,120)     (122,037)       (917)
  05/15/13    (8,836) Euro                  (11,652)      (11,637)         15
  05/15/13   (64,425) Euro                  (84,305)      (84,852)       (547)
  05/17/13     3,500  Euro                    4,557         4,610          53
  05/17/13  (110,603) Euro                 (143,507)     (145,671)     (2,164)
  05/24/13    (3,421) Euro                   (4,470)       (4,505)        (35)
  05/24/13    (4,018) Euro                   (5,240)       (5,293)        (53)
  05/24/13   (10,196) Euro                  (13,024)      (13,430)       (406)
  05/24/13   (10,000) Euro                  (13,104)      (13,171)        (67)
  05/24/13   (11,311) Euro                  (14,761)      (14,898)       (137)
  05/24/13   (11,730) Euro                  (15,129)      (15,450)       (321)
  05/24/13   (12,446) Euro                  (16,253)      (16,393)       (140)
  05/24/13   (20,897) Euro                  (27,097)      (27,524)       (427)
  05/28/13     3,408  Euro                    4,436         4,488          52
  05/28/13   (55,000) Euro                  (72,036)      (72,444)       (408)
  05/28/13   (55,403) Euro                  (72,575)      (72,975)       (400)
  05/30/13  (104,790) Euro                 (133,976)     (138,028)     (4,052)
  06/05/13  (109,187) Euro                 (142,529)     (143,824)     (1,295)
  06/17/13  (103,435) Euro                 (135,913)     (136,259)       (346)
  06/18/13  (108,747) Euro                 (142,394)     (143,257)       (863)
  06/24/13  (103,128) Euro                 (134,369)     (135,861)     (1,492)
  07/01/13  (108,413) Euro                 (141,861)     (142,830)       (969)
  07/02/13  (107,337) Euro                 (137,659)     (141,414)     (3,755)
  05/03/13    27,914  UK Pound Sterling      43,270        43,359          89
  05/03/13    17,632  UK Pound Sterling      26,873        27,388         515
  05/03/13     9,360  UK Pound Sterling      14,059        14,539         480
  05/03/13    (2,253) UK Pound Sterling      (3,432)       (3,499)        (67)
  05/03/13    (6,425) UK Pound Sterling      (9,646)       (9,980)       (334)
  05/03/13   (46,228) UK Pound Sterling     (72,692)      (71,807)        885
  05/07/13     8,054  UK Pound Sterling      12,378        12,511         133
  05/07/13   (59,680) UK Pound Sterling     (90,090)      (92,700)     (2,610)
  05/13/13     6,264  UK Pound Sterling       9,571         9,730         159
  05/13/13   (54,324) UK Pound Sterling     (82,746)      (84,378)     (1,632)
  05/17/13    10,166  UK Pound Sterling      15,487        15,790         303
  05/17/13   (57,331) UK Pound Sterling     (87,857)      (89,046)     (1,189)
  05/22/13   (49,943) UK Pound Sterling     (76,077)      (77,568)     (1,491)
  05/23/13    13,219  UK Pound Sterling      20,185        20,531         346
  05/23/13    10,493  UK Pound Sterling      16,245        16,298          53
  05/23/13   (28,469) UK Pound Sterling     (44,126)      (44,217)        (91)
  05/23/13   (57,750) UK Pound Sterling     (88,018)      (89,694)     (1,676)
  06/24/13   (55,340) UK Pound Sterling     (84,280)      (85,934)     (1,654)
  07/25/13   (56,095) UK Pound Sterling     (86,660)      (87,092)       (432)
                                        -----------   -----------    --------
                                        $(2,334,616)  $(2,363,367)   $(28,751)
                                        ===========   ===========    ========

DFA World ex U.S. Government Fixed Income Portfolio*

                                                                    Unrealized
                                                                      Foreign
Settlement  Currency                       Contract     Value at     Exchange
   Date     Amount**        Currency        Amount   April 30, 2013 Gain (Loss)
---------- ----------  ------------------ ---------  -------------- -----------
 05/31/13        (184) Canadian Dollar    $    (181)   $    (182)     $   (1)
 05/31/13     (12,372) Canadian Dollar      (11,986)     (12,272)       (286)
 06/24/13     (37,299) Denmark Krone         (6,520)      (6,592)        (72)
 06/20/13     (63,629) Euro                 (83,227)     (83,822)       (595)
 05/10/13     (21,797) Japanese Yen            (221)        (224)         (3)
 05/10/13     (36,533) Japanese Yen            (368)        (375)         (7)
 05/10/13     (55,046) Japanese Yen            (573)        (565)          8
 05/10/13    (102,022) Japanese Yen          (1,029)      (1,047)        (18)
 05/10/13  (2,786,472) Japanese Yen         (29,852)     (28,585)      1,267
 05/24/13      (6,234) New Zealand Dollar    (5,260)      (5,335)        (75)
 05/29/13     (23,317) Norwegian Krone       (3,979)      (4,040)        (61)
 06/05/13        (145) Singapore Dollar        (116)        (117)         (1)
 06/05/13        (919) Singapore Dollar        (742)        (746)         (4)
 06/05/13      (7,981) Singapore Dollar      (6,444)      (6,479)        (35)
 05/07/13        (236) Swedish Krona            (36)         (37)         (1)
 05/07/13     (20,542) Swedish Krona         (3,164)      (3,169)         (5)
 06/06/13        (220) UK Pound Sterling       (329)        (342)        (13)
 06/06/13        (349) UK Pound Sterling       (530)        (543)        (13)
 06/06/13        (389) UK Pound Sterling       (597)        (605)         (8)
 06/06/13        (564) UK Pound Sterling       (850)        (875)        (25)
 06/06/13        (630) UK Pound Sterling       (957)        (978)        (21)
 06/06/13        (666) UK Pound Sterling     (1,033)      (1,034)         (1)
 06/06/13        (755) UK Pound Sterling     (1,140)      (1,173)        (33)
 06/06/13      (1,004) UK Pound Sterling     (1,521)      (1,559)        (38)
 06/06/13     (16,597) UK Pound Sterling    (24,994)     (25,776)       (782)
                                          ---------    ---------      ------
                                          $(185,649)   $(186,472)     $ (823)
                                          =========    =========      ======

DFA Short-Term Extended Quality Portfolio*

                                                                  Unrealized
                                                                    Foreign
  Settlement Currency                    Contract     Value at     Exchange
     Date    Amount**     Currency        Amount   April 30, 2013 Gain (Loss)
  ---------- -------- ----------------- ---------  -------------- -----------
   07/02/13  (29,408) Euro              $ (37,711)   $ (38,744)     $(1,033)
   05/13/13   (6,058) UK Pound Sterling    (9,138)      (9,409)        (271)
   05/13/13  (36,480) UK Pound Sterling   (54,493)     (56,662)      (2,169)
                                        ---------    ---------      -------
                                        $(101,342)   $(104,815)     $(3,473)
                                        =========    =========      =======

DFA Intermediate-Term Extended Quality Portfolio*

                                                             Unrealized
                                                               Foreign
       Settlement Currency          Contract     Value at     Exchange
          Date    Amount** Currency  Amount   April 30, 2013 Gain (Loss)
       ---------- -------- -------- --------  -------------- -----------
        06/20/13. (11,135)   Euro   $(14,642)    $(14,669)      $(27)
                                    --------     --------       ----
                                    $(14,642)    $(14,669)      $(27)
                                    ========     ========       ====

   * During the six months ended April 30, 2013, the following Portfolios' average contract amount of forward currency contracts were (in thousands):

        DFA Two-Year Global Fixed Income Portfolio........... $3,480,907
        DFA Selectively Hedged Global Fixed Income Portfolio.    250,454
        DFA Five-Year Global Fixed Income Portfolio..........  2,774,587
        DFA World ex U.S. Government Fixed Income Portfolio..    171,532
        DFA Short-Term Extended Quality Portfolio............     84,856
        DFA Intermediate-Term Extended Quality Portfolio.....     14,562

   ** Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of April 30, 2013:

                                Location on the Statements of Assets and
                                              Liabilities
                           ---------------------------------------------------
 Derivative Type              Asset Derivatives        Liability Derivatives
 ---------------           ------------------------   ------------------------
 Foreign exchange          Unrealized Gain on         Unrealized Loss on
   contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2013 (amounts in thousands):

                                                        Asset Derivatives Value
                                                      ---------------------------
                                                                Foreign
                                                               Exchange
                                                               Contracts
                                                      ---------------------------
DFA Two-Year Global Fixed Income Portfolio...........          $  4,936
DFA Selectively Hedged Global Fixed Income Portfolio.               103
DFA Five-Year Global Fixed Income Portfolio..........             4,048
DFA World ex U.S. Government Fixed Income Portfolio..             1,275

                                                      Liability Derivatives Value
                                                      ---------------------------
                                                                Foreign
                                                               Exchange
                                                               Contracts
                                                      ---------------------------
DFA Two-Year Global Fixed Income Portfolio...........          $(42,613)
DFA Selectively Hedged Global Fixed Income Portfolio.            (2,797)
DFA Five-Year Global Fixed Income Portfolio..........           (32,799)
DFA World ex U.S. Government Fixed Income Portfolio..            (2,098)
DFA Short-Term Extended Quality Portfolio............            (3,473)
DFA Intermediate-Term Extended Quality Portfolio.....               (27)

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the six months ended
April 30, 2013:

Derivative Type             Location of Gain (Loss) on Derivatives Recognized in Income
---------------             -----------------------------------------------------------
Foreign exchange contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions
                            Change in Unrealized Appreciation (Depreciation) of:
                              Translation of Foreign Currency Denominated Amounts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2013 (amounts in thousands):

                                                            Realized Gain (Loss)
                                                               on Derivatives
                                                            Recognized in Income
                                                      --------------------------------
                                                                  Foreign
                                                                  Exchange
                                                                 Contracts
                                                      --------------------------------
DFA Two-Year Global Fixed Income Portfolio...........             $ 19,995
DFA Selectively Hedged Global Fixed Income Portfolio.               (1,789)
DFA Five-Year Global Fixed Income Portfolio..........               14,297
DFA World ex U.S. Government Fixed Income Portfolio..                4,197
DFA Short-Term Extended Quality Portfolio............                1,913
DFA Intermediate-Term Extended Quality Portfolio.....                 (804)

                                                            Change in unrealized
                                                       Appreciation (Depreciation) on
                                                      Derivatives Recognized in Income
                                                      --------------------------------
                                                                  Foreign
                                                                  Exchange
                                                                 Contracts
                                                      --------------------------------
DFA Two-Year Global Fixed Income Portfolio...........             $(17,403)
DFA Selectively Hedged Global Fixed Income Portfolio.                  708
DFA Five-Year Global Fixed Income Portfolio..........                  400
DFA World ex U.S. Government Fixed Income Portfolio..                  855
DFA Short-Term Extended Quality Portfolio............               (1,521)
DFA Intermediate-Term Extended Quality Portfolio.....                  589

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolios under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

                                  Weighted      Weighted    Number of   Interest Maximum Amount
                                   Average    Average Loan     Days     Expense  Borrowed During
                                Interest Rate   Balance    Outstanding* Incurred   The Period
                                ------------- ------------ ------------ -------- ---------------
DFA Investment Grade Portfolio.     0.91%        $1,106         3         $--        $1,106

   * Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that the Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under this line of credit as of April 30, 2013.

I. Securities Lending:

   As of April 30, 2013, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, DFA One-Year Fixed Income Portfolio received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $19,851 (in thousands). Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolios had no in-kind redemptions.

L. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

M. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                         Approximate
                                                                          Percentage
                                                            Number of   of Outstanding
                                                           Shareholders     Shares
                                                           ------------ --------------
DFA One-Year Fixed Income Portfolio.......................      5             69%
DFA Two-Year Global Fixed Income Portfolio................      4             87%
DFA Selectively Hedged Global Fixed Income Portfolio......      4             85%
DFA Short-Term Government Portfolio.......................      5             82%
DFA Five-Year Global Fixed Income Portfolio...............      3             77%
DFA World ex U.S. Government Fixed Income Portfolio.......      5             91%
DFA Intermediate Government Fixed Income Portfolio........      4             87%
DFA Short-Term Extended Quality Portfolio.................      6             92%
DFA Intermediate-Term Extended Quality Portfolio..........      5             89%
DFA Investment Grade Portfolio............................      4             93%
DFA Inflation-Protected Securities Portfolio..............      3             76%
DFA Short-Term Municipal Bond Portfolio...................      4             90%
DFA Intermediate-Term Municipal Bond Portfolio............      4             98%
DFA California Short-Term Municipal Bond Portfolio........      3             94%
DFA California Intermediate-Term Municipal Bond Portfolio.      3             97%

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing the Funds and other "non-1940 Act registered" investment vehicles. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-024S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

DFA Investment Dimensions Group Inc.
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                         Page
                                                                         ----
  Letter to Shareholders
  Definitions of Abbreviations and Footnotes............................   1
  Disclosure of Fund Expenses...........................................   2
  Disclosure of Portfolio Holdings......................................   4
  Summary Schedules of Portfolio Holdings
     U.S. Social Core Equity 2 Portfolio................................   6
     U.S. Sustainability Core 1 Portfolio...............................   9
     International Sustainability Core 1 Portfolio......................  12
     DFA International Value ex Tobacco Portfolio.......................  16
     International Social Core Equity Portfolio.........................  20
     Emerging Markets Social Core Equity Portfolio......................  24
  Statements of Assets and Liabilities..................................  28
  Statements of Operations..............................................  30
  Statements of Changes in Net Assets...................................  32
  Financial Highlights..................................................  34
  Notes to Financial Statements.........................................  37
  Voting Proxies on Fund Portfolio Securities...........................  48
  Board Approval of Investment Advisory Agreements......................  49

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
FNMA    Federal National Mortgage Association
GDR     Global Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities"
        are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Annualized
(C)     Non-Annualized
(D)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                       Six Months Ended April 30, 2013
EXPENSE TABLES
                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------
U.S. Social Core Equity 2 Portfolio
-----------------------------------
Actual Fund Return............................ $1,000.00 $1,165.20    0.30%    $1.61
Hypothetical 5% Annual Return................. $1,000.00 $1,023.31    0.30%    $1.51

U.S. Sustainability Core 1 Portfolio
------------------------------------
Actual Fund Return............................ $1,000.00 $1,160.10    0.34%    $1.82
Hypothetical 5% Annual Return................. $1,000.00 $1,023.11    0.34%    $1.71

International Sustainability Core 1 Portfolio
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,157.20    0.52%    $2.78
Hypothetical 5% Annual Return................. $1,000.00 $1,022.22    0.52%    $2.61

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------
DFA International Value ex Tobacco Portfolio
--------------------------------------------
Actual Fund Return............................ $1,000.00 $1,141.20    0.60%    $3.19
Hypothetical 5% Annual Return................. $1,000.00 $1,021.82    0.60%    $3.01

International Social Core Equity Portfolio**
--------------------------------------------
Actual Fund Return............................ $1,000.00 $1,139.40    0.60%    $3.17
Hypothetical 5% Annual Return................. $1,000.00 $1,021.82    0.60%    $3.01

Emerging Markets Social Core Equity Portfolio
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,080.00    0.69%    $3.56
Hypothetical 5% Annual Return................. $1,000.00 $1,021.37    0.69%    $3.46

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**International Social Core Equity Portfolio commenced operations on
  November 1, 2012. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (180), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2013 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                      U.S. Social Core Equity 2 Portfolio
              Consumer Discretionary.......................  14.1%
              Consumer Staples.............................   5.6%
              Energy.......................................  13.7%
              Financials...................................  23.8%
              Health Care..................................   2.8%
              Industrials..................................  13.3%
              Information Technology.......................  15.3%
              Materials....................................   5.7%
              Other........................................    --
              Telecommunication Services...................   3.1%
              Utilities....................................   2.6%
                                                            -----
                                                            100.0%

                     U.S. Sustainability Core 1 Portfolio
              Consumer Discretionary.......................  14.0%
              Consumer Staples.............................   7.9%
              Energy.......................................  10.9%
              Financials...................................  16.4%
              Health Care..................................  11.7%
              Industrials..................................  12.6%
              Information Technology.......................  15.6%
              Materials....................................   4.6%
              Other........................................    --
              Telecommunication Services...................   2.8%
              Utilities....................................   3.5%
                                                            -----
                                                            100.0%

                 International Sustainability Core 1 Portfolio
              Consumer Discretionary.......................  13.4%
              Consumer Staples.............................   8.9%
              Energy.......................................   8.7%
              Financials...................................  23.1%
              Health Care..................................   7.3%
              Industrials..................................  15.2%
              Information Technology.......................   5.2%
              Materials....................................  11.1%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.7%
              Utilities....................................   3.4%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                 DFA International Value ex Tobacco Portfolio
              Consumer Discretionary.......................   9.0%
              Consumer Staples.............................   5.7%
              Energy.......................................  13.1%
              Financials...................................  37.2%
              Health Care..................................   0.9%
              Industrials..................................   8.9%
              Information Technology.......................   3.8%
              Materials....................................  10.8%
              Other........................................    --
              Telecommunication Services...................   7.5%
              Utilities....................................   3.1%
                                                            -----
                                                            100.0%

                  International Social Core Equity Portfolio
              Consumer Discretionary.......................  11.8%
              Consumer Staples.............................   5.5%
              Energy.......................................   9.5%
              Financials...................................  31.2%
              Health Care..................................   2.5%
              Industrials..................................  16.0%
              Information Technology.......................   5.4%
              Materials....................................  11.6%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.4%
              Utilities....................................   3.1%
                                                            -----
                                                            100.0%

                 Emerging Markets Social Core Equity Portfolio
              Consumer Discretionary.......................   9.6%
              Consumer Staples.............................   7.3%
              Energy.......................................   8.2%
              Financials...................................  28.6%
              Health Care..................................   0.3%
              Industrials..................................  10.6%
              Information Technology.......................  13.6%
              Materials....................................  13.3%
              Other........................................    --
              Telecommunication Services...................   4.4%
              Utilities....................................   4.1%
                                                            -----
                                                            100.0%

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                    Percentage
                                              Shares    Value+    of Net Assets**
                                              ------    ------    ---------------
COMMON STOCKS -- (75.2%)
Consumer Discretionary -- (10.6%)
    Comcast Corp. Class A....................  48,381 $ 1,998,135            0.7%
    Lowe's Cos., Inc.........................  19,613     753,531            0.3%
    Time Warner, Inc.........................  24,178   1,445,361            0.5%
#   Walt Disney Co. (The)....................  19,547   1,228,333            0.4%
    Other Securities.........................          38,763,024           12.1%
                                                      -----------          ------
Total Consumer Discretionary.................          44,188,384           14.0%
                                                      -----------          ------
Consumer Staples -- (4.2%)
    Coca-Cola Co. (The)......................  20,100     850,833            0.3%
#   CVS Caremark Corp........................  26,680   1,552,242            0.5%
    Mondelez International, Inc. Class A.....  36,578   1,150,378            0.4%
    PepsiCo, Inc.............................  10,818     892,160            0.3%
    Procter & Gamble Co. (The)...............  35,972   2,761,570            0.9%
    Other Securities.........................          10,327,053            3.2%
                                                      -----------          ------
Total Consumer Staples.......................          17,534,236            5.6%
                                                      -----------          ------
Energy -- (10.3%)
    Anadarko Petroleum Corp..................  10,426     883,708            0.3%
    Chevron Corp.............................  47,998   5,856,236            1.9%
#   ConocoPhillips...........................  26,384   1,594,913            0.5%
    EOG Resources, Inc.......................   6,322     765,973            0.3%
    Exxon Mobil Corp.........................  96,505   8,587,980            2.7%
    Marathon Petroleum Corp..................   9,302     728,905            0.2%
    Occidental Petroleum Corp................  18,531   1,654,077            0.5%
    Phillips 66..............................  15,077     918,943            0.3%
    Other Securities.........................          21,997,498            7.0%
                                                      -----------          ------
Total Energy.................................          42,988,233           13.7%
                                                      -----------          ------
Financials -- (17.9%)
#   ACE, Ltd.................................   8,173     728,541            0.2%
#*  American International Group, Inc........  40,552   1,679,664            0.5%
    Bank of America Corp..................... 247,691   3,049,076            1.0%
#   Bank of New York Mellon Corp. (The)......  29,064     820,186            0.3%
*   Berkshire Hathaway, Inc. Class B.........  11,245   1,195,568            0.4%
#   BlackRock, Inc...........................   3,188     849,602            0.3%
    Citigroup, Inc...........................  72,701   3,392,229            1.1%
#   Goldman Sachs Group, Inc. (The)..........  10,747   1,569,814            0.5%
#   JPMorgan Chase & Co......................  91,453   4,482,112            1.4%
#   M&T Bank Corp............................   7,257     727,151            0.2%
    MetLife, Inc.............................  21,565     840,819            0.3%
    Morgan Stanley...........................  33,264     736,798            0.2%
#   PNC Financial Services Group, Inc. (The).  13,188     895,201            0.3%
    Travelers Cos., Inc. (The)...............   9,700     828,477            0.3%
#   U.S. Bancorp.............................  44,952   1,496,003            0.5%
    Wells Fargo & Co......................... 118,964   4,518,253            1.4%
    Other Securities.........................          46,769,517           14.8%
                                                      -----------          ------
Total Financials.............................          74,579,011           23.7%
                                                      -----------          ------
Health Care -- (2.1%)
    Other Securities.........................           8,807,619            2.8%
                                                      -----------          ------
Industrials -- (10.0%)
#   FedEx Corp...............................   8,678     815,819            0.3%
    Union Pacific Corp.......................  13,500   1,997,460            0.6%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                           Percentage
                                                   Shares      Value+    of Net Assets**
                                                   ------      ------    ---------------
Industrials -- (Continued)
#     United Technologies Corp...................    10,115 $    923,398            0.3%
      Other Securities...........................             38,018,086           12.1%
                                                            ------------          ------
Total Industrials................................             41,754,763           13.3%
                                                            ------------          ------
Information Technology -- (11.5%)
#     Apple, Inc.................................     4,833    2,139,811            0.7%
      Cisco Systems, Inc.........................    60,780    1,271,518            0.4%
*     Google, Inc. Class A.......................     1,961    1,616,982            0.5%
#     Hewlett-Packard Co.........................    37,184      765,990            0.3%
#     Intel Corp.................................    94,937    2,273,741            0.7%
#     International Business Machines Corp.......     5,900    1,194,986            0.4%
#     Microsoft Corp.............................    47,798    1,582,114            0.5%
      Oracle Corp................................    23,558      772,231            0.3%
*     Yahoo!, Inc................................    30,099      744,348            0.3%
      Other Securities...........................             35,462,086           11.1%
                                                            ------------          ------
Total Information Technology.....................             47,823,807           15.2%
                                                            ------------          ------
Materials -- (4.3%)
      Dow Chemical Co. (The).....................    26,025      882,508            0.3%
#     Freeport-McMoRan Copper & Gold, Inc........    24,415      742,948            0.2%
      Other Securities...........................             16,087,328            5.1%
                                                            ------------          ------
Total Materials..................................             17,712,784            5.6%
                                                            ------------          ------
Other -- (0.0%)
      Other Securities...........................                     --            0.0%
                                                            ------------          ------
Telecommunication Services -- (2.3%)
#     AT&T, Inc..................................   136,086    5,097,782            1.6%
#*    Sprint Nextel Corp.........................   134,400      947,520            0.3%
#     Verizon Communications, Inc................    32,875    1,772,291            0.6%
      Other Securities...........................              1,922,157            0.6%
                                                            ------------          ------
Total Telecommunication Services.................              9,739,750            3.1%
                                                            ------------          ------
Utilities -- (2.0%)
      Other Securities...........................              8,272,005            2.6%
                                                            ------------          ------
TOTAL COMMON STOCKS..............................            313,400,592           99.6%
                                                            ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                    219            0.0%
                                                            ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves.   822,360      822,360            0.3%
                                                            ------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------       -              -
                                                    (000)
SECURITIES LENDING COLLATERAL -- (24.6%)
(S)@  DFA Short Term Investment Fund............. 8,857,572  102,482,105           32.6%
                                                            ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $346,912,116)..........................             $416,705,276          132.5%
                                                            ============          ======

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                  Level 1      Level 2    Level 3    Total
                                ------------ ------------ ------- ------------
 Common Stocks
   Consumer Discretionary...... $ 44,188,384           --   --    $ 44,188,384
   Consumer Staples............   17,534,236           --   --      17,534,236
   Energy......................   42,988,233           --   --      42,988,233
   Financials..................   74,579,011           --   --      74,579,011
   Health Care.................    8,807,619           --   --       8,807,619
   Industrials.................   41,754,763           --   --      41,754,763
   Information Technology......   47,823,807           --   --      47,823,807
   Materials...................   17,712,784           --   --      17,712,784
   Other.......................           --           --   --              --
   Telecommunication Services..    9,739,750           --   --       9,739,750
   Utilities...................    8,272,005           --   --       8,272,005
 Rights/Warrants...............           -- $        219   --             219
 Temporary Cash Investments....      822,360           --   --         822,360
 Securities Lending Collateral.           --  102,482,105   --     102,482,105
                                ------------ ------------   --    ------------
 TOTAL......................... $314,222,952 $102,482,324   --    $416,705,276
                                ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                          Shares     Value+        of Net Assets**
                                          ------     ------        ---------------
COMMON STOCKS -- (73.4%)
Consumer Discretionary -- (10.3%)
*   Amazon.com, Inc......................   4,437 $   1,126,155               0.5%
    Comcast Corp. Class A................  31,128     1,285,586               0.5%
#   News Corp. Class A...................  30,924       957,716               0.4%
    NIKE, Inc............................  10,988       698,837               0.3%
    Time Warner, Inc.....................  20,806     1,243,783               0.5%
#   Walt Disney Co. (The)................  23,614     1,483,904               0.6%
    Other Securities.....................            27,814,864              11.1%
                                                  -------------             ------
Total Consumer Discretionary.............            34,610,845              13.9%
                                                  -------------             ------
Consumer Staples -- (5.8%)
    Coca-Cola Co. (The)..................  30,130     1,275,403               0.5%
    Colgate-Palmolive Co.................   5,874       701,414               0.3%
    Costco Wholesale Corp................   6,679       724,204               0.3%
    CVS Caremark Corp....................  27,329     1,590,001               0.6%
    Mondelez International, Inc. Class A.  24,686       776,375               0.3%
    PepsiCo, Inc.........................  16,635     1,371,888               0.6%
    Philip Morris International, Inc.....  11,407     1,090,395               0.4%
    Procter & Gamble Co. (The)...........  27,571     2,116,626               0.9%
#   Walgreen Co..........................  14,338       709,874               0.3%
    Other Securities.....................             9,305,820               3.7%
                                                  -------------             ------
Total Consumer Staples...................            19,662,000               7.9%
                                                  -------------             ------
Energy -- (8.0%)
    Chevron Corp.........................  19,201     2,342,714               0.9%
#   ConocoPhillips.......................  15,515       937,882               0.4%
    Exxon Mobil Corp.....................  37,767     3,360,885               1.4%
    Occidental Petroleum Corp............   9,271       827,529               0.3%
    Schlumberger, Ltd....................  21,117     1,571,738               0.6%
    Other Securities.....................            18,061,831               7.3%
                                                  -------------             ------
Total Energy.............................            27,102,579              10.9%
                                                  -------------             ------
Financials -- (12.0%)
#   American Express Co..................   9,376       641,412               0.3%
    Bank of America Corp................. 200,476     2,467,860               1.0%
    Citigroup, Inc.......................  69,150     3,226,539               1.3%
#   Goldman Sachs Group, Inc. (The)......   6,831       997,804               0.4%
#   JPMorgan Chase & Co..................  62,359     3,056,215               1.2%
    MetLife, Inc.........................  16,492       643,023               0.3%
    Morgan Stanley.......................  29,881       661,864               0.3%
    U.S. Bancorp.........................  22,168       737,751               0.3%
    Wells Fargo & Co.....................  88,485     3,360,660               1.4%
    Other Securities.....................            24,757,078               9.8%
                                                  -------------             ------
Total Financials.........................            40,550,206              16.3%
                                                  -------------             ------
Health Care -- (8.6%)
    Amgen, Inc...........................   7,174       747,603               0.3%
    Bristol-Myers Squibb Co..............  17,431       692,359               0.3%
#*  Gilead Sciences, Inc.................  16,228       821,786               0.3%
    Johnson & Johnson....................  30,243     2,577,611               1.0%
    Merck & Co., Inc.....................  39,796     1,870,412               0.8%
    Pfizer, Inc..........................  63,534     1,846,933               0.8%
    UnitedHealth Group, Inc..............  16,370       981,054               0.4%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                           Percentage
                                                   Shares      Value+    of Net Assets**
                                                   ------      ------    ---------------
Health Care -- (Continued)
      Other Securities...........................           $ 19,500,756            7.8%
                                                            ------------          ------
Total Health Care................................             29,038,514           11.7%
                                                            ------------          ------
Industrials -- (9.2%)
      General Electric Co........................   131,590    2,933,141            1.2%
#     United Technologies Corp...................     9,486      865,977            0.4%
      Other Securities...........................             27,396,578           11.0%
                                                            ------------          ------
Total Industrials................................             31,195,696           12.6%
                                                            ------------          ------
Information Technology -- (11.4%)
      Accenture P.L.C. Class A...................     9,446      769,282            0.3%
#     Apple, Inc.................................     9,440    4,179,560            1.7%
      Cisco Systems, Inc.........................    93,181    1,949,347            0.8%
*     eBay, Inc..................................    15,393      806,439            0.3%
*     Google, Inc. Class A.......................     2,813    2,319,515            1.0%
#     Hewlett-Packard Co.........................    36,853      759,172            0.3%
#     International Business Machines Corp.......     5,125    1,038,017            0.4%
#     Microsoft Corp.............................    88,224    2,920,214            1.2%
      Oracle Corp................................    43,403    1,422,750            0.6%
      QUALCOMM, Inc..............................    19,186    1,182,241            0.5%
      Other Securities...........................             21,309,725            8.5%
                                                            ------------          ------
Total Information Technology.....................             38,656,262           15.6%
                                                            ------------          ------
Materials -- (3.4%)
      Other Securities...........................             11,344,298            4.6%
                                                            ------------          ------
Telecommunication Services -- (2.1%).............
#     AT&T, Inc..................................    82,356    3,085,056            1.3%
#     Verizon Communications, Inc................    44,056    2,375,059            1.0%
      Other Securities...........................              1,486,920            0.5%
                                                            ------------          ------
Total Telecommunication Services.................              6,947,035            2.8%
                                                            ------------          ------
Utilities -- (2.6%)
      Other Securities...........................              8,807,155            3.5%
                                                            ------------          ------
TOTAL COMMON STOCKS..............................            247,914,590           99.8%
                                                            ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                  1,786            0.0%
                                                            ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves.   885,652      885,652            0.4%
                                                            ------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (26.3%)
(S)@  DFA Short Term Investment Fund............. 7,699,143   89,079,090           35.8%
                                                            ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $270,044,603)..........................             $337,881,118          136.0%
                                                            ============          ======

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1      Level 2   Level 3    Total
                                 ------------ ----------- ------- ------------
  Common Stocks
    Consumer Discretionary...... $ 34,610,845          --   --    $ 34,610,845
    Consumer Staples............   19,662,000          --   --      19,662,000
    Energy......................   27,102,579          --   --      27,102,579
    Financials..................   40,550,140 $        66   --      40,550,206
    Health Care.................   29,038,354         160   --      29,038,514
    Industrials.................   31,195,696          --   --      31,195,696
    Information Technology......   38,656,262          --   --      38,656,262
    Materials...................   11,344,298          --   --      11,344,298
    Telecommunication Services..    6,947,035          --   --       6,947,035
    Utilities...................    8,807,155          --   --       8,807,155
  Rights/Warrants...............           --       1,786   --           1,786
  Temporary Cash Investments....      885,652          --   --         885,652
  Securities Lending Collateral.           --  89,079,090   --      89,079,090
                                 ------------ -----------   --    ------------
  TOTAL......................... $248,800,016 $89,081,102   --    $337,881,118
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                Percentage
                                           Shares   Value++   of Net Assets**
                                           ------   -------   ---------------
  COMMON STOCKS -- (87.5%)
  AUSTRALIA -- (5.9%)
  #   BHP Billiton, Ltd. Sponsored ADR....  9,527 $   640,405            0.4%
      Commonwealth Bank of Australia......  8,176     623,182            0.4%
      National Australia Bank, Ltd........ 24,808     875,422            0.5%
      Origin Energy, Ltd.................. 40,702     521,082            0.3%
  #   Westpac Banking Corp. Sponsored ADR.  2,692     471,315            0.3%
      Other Securities....................          8,841,843            4.8%
                                                  -----------          ------
  TOTAL AUSTRALIA.........................         11,973,249            6.7%
                                                  -----------          ------

  AUSTRIA -- (0.4%)
      Other Securities....................            876,645            0.5%
                                                  -----------          ------

  BELGIUM -- (1.1%)
      Other Securities....................          2,190,011            1.2%
                                                  -----------          ------

  CANADA -- (8.2%)
  #   Bank of Montreal....................  9,179     575,732            0.3%
      Bank of Nova Scotia................. 10,879     627,288            0.4%
  #   Royal Bank of Canada................ 12,404     748,340            0.4%
      Suncor Energy, Inc.................. 18,330     571,488            0.3%
      Toronto-Dominion Bank (The).........  9,020     739,453            0.4%
      Other Securities....................         13,415,310            7.5%
                                                  -----------          ------
  TOTAL CANADA............................         16,677,611            9.3%
                                                  -----------          ------

  CHINA -- (0.0%)
      Other Securities....................              3,242            0.0%
                                                  -----------          ------

  DENMARK -- (0.9%)
  #   Novo Nordisk A.S. Sponsored ADR.....  2,742     484,320            0.3%
      Other Securities....................          1,262,891            0.7%
                                                  -----------          ------
  TOTAL DENMARK...........................          1,747,211            1.0%
                                                  -----------          ------

  FINLAND -- (1.2%)
      Other Securities....................          2,402,677            1.3%
                                                  -----------          ------

  FRANCE -- (6.9%)
      BNP Paribas SA...................... 10,243     571,128            0.3%
      L'Oreal SA..........................  2,856     509,769            0.3%
      Renault SA..........................  7,045     486,209            0.3%
      Sanofi ADR.......................... 10,456     557,828            0.3%
  #   Schneider Electric SA...............  6,272     478,156            0.3%
  *   Societe Generale SA................. 15,740     571,787            0.3%
      Vivendi SA.......................... 23,608     534,757            0.3%
      Other Securities....................         10,374,334            5.8%
                                                  -----------          ------
  TOTAL FRANCE............................         14,083,968            7.9%
                                                  -----------          ------

  GERMANY -- (4.9%)
      Allianz SE..........................  4,628     684,576            0.4%
      Deutsche Bank AG.................... 12,619     580,891            0.3%
      Siemens AG Sponsored ADR............  4,534     473,848            0.3%
      Other Securities....................          8,311,353            4.6%
                                                  -----------          ------
  TOTAL GERMANY...........................         10,050,668            5.6%
                                                  -----------          ------

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 Percentage
                                           Shares    Value++   of Net Assets**
                                           ------    -------   ---------------
 GREECE -- (0.2%)
     Other Securities.....................         $   316,259            0.2%
                                                   -----------          ------

 HONG KONG -- (1.2%)
     Other Securities.....................           2,359,477            1.3%
                                                   -----------          ------

 IRELAND -- (0.2%)
     Other Securities.....................             509,671            0.3%
                                                   -----------          ------

 ISRAEL -- (0.2%)
     Other Securities.....................             442,344            0.2%
                                                   -----------          ------

 ITALY -- (1.9%)
     Eni SpA..............................  24,279     579,453            0.3%
     Other Securities.....................           3,211,410            1.8%
                                                   -----------          ------
 TOTAL ITALY..............................           3,790,863            2.1%
                                                   -----------          ------

 JAPAN -- (20.3%)
     Mitsubishi UFJ Financial Group, Inc.. 116,200     788,398            0.5%
     Mizuho Financial Group, Inc.......... 221,040     486,389            0.3%
     Takeda Pharmaceutical Co., Ltd.......   9,200     505,096            0.3%
     Toyota Motor Corp. Sponsored ADR.....  11,495   1,336,868            0.8%
     Other Securities.....................          38,208,820           21.2%
                                                   -----------          ------
 TOTAL JAPAN..............................          41,325,571           23.1%
                                                   -----------          ------

 NETHERLANDS -- (2.3%)
     Other Securities.....................           4,645,013            2.6%
                                                   -----------          ------

 NEW ZEALAND -- (0.2%)
     Other Securities.....................             474,382            0.3%
                                                   -----------          ------

 NORWAY -- (0.9%)
     Other Securities.....................           1,876,679            1.0%
                                                   -----------          ------

 PORTUGAL -- (0.3%)
     Other Securities.....................             595,952            0.3%
                                                   -----------          ------

 SINGAPORE -- (0.8%)
     Other Securities.....................           1,634,923            0.9%
                                                   -----------          ------

 SPAIN -- (2.2%)
     Banco Santander SA...................  78,194     564,682            0.3%
     Other Securities.....................           3,914,035            2.2%
                                                   -----------          ------
 TOTAL SPAIN..............................           4,478,717            2.5%
                                                   -----------          ------

 SWEDEN -- (3.2%)
     Other Securities.....................           6,455,674            3.6%
                                                   -----------          ------

 SWITZERLAND -- (7.0%)
     Cie Financiere Richemont SA Class A..   6,065     490,832            0.3%
     Credit Suisse Group AG Sponsored ADR.  21,417     616,381            0.4%
     Holcim, Ltd..........................   6,369     496,813            0.3%
     Nestle SA............................  25,742   1,835,725            1.0%
     Novartis AG..........................   7,021     519,748            0.3%
 #   Novartis AG ADR......................  22,653   1,670,885            0.9%
     Roche Holding AG.....................   3,948     988,344            0.6%
     Swiss Re AG..........................   8,053     640,870            0.4%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  Percentage
                                           Shares    Value++    of Net Assets**
                                           ------    -------    ---------------
 SWITZERLAND -- (Continued)
     UBS AG...............................  29,907 $    533,493            0.3%
     Zurich Insurance Group AG............   3,010      841,119            0.5%
     Other Securities.....................            5,696,444            3.0%
                                                   ------------          ------
 TOTAL SWITZERLAND........................           14,330,654            8.0%
                                                   ------------          ------

 UNITED KINGDOM -- (17.1%)
 #   AstraZeneca P.L.C. Sponsored ADR.....  11,519      598,067            0.3%
 #   Barclays P.L.C. Sponsored ADR........  48,628      874,331            0.5%
     BP P.L.C. Sponsored ADR..............  31,973    1,394,023            0.8%
 #   GlaxoSmithKline P.L.C. Sponsored ADR.  17,568      907,212            0.5%
     HSBC Holdings P.L.C. Sponsored ADR...  58,451    3,206,622            1.8%
     Imperial Tobacco Group P.L.C.........  15,348      548,781            0.3%
 *   Lloyds Banking Group P.L.C........... 856,331      727,447            0.4%
     Rolls-Royce Holdings P.L.C...........  33,307      585,513            0.3%
     Royal Dutch Shell P.L.C. ADR.........  21,316    1,487,644            0.8%
     Standard Chartered P.L.C.............  27,011      679,797            0.4%
     Tesco P.L.C..........................  97,427      554,163            0.3%
     Vodafone Group P.L.C................. 206,526      630,172            0.4%
     Vodafone Group P.L.C. Sponsored ADR..  49,867    1,525,432            0.9%
     Other Securities.....................           20,991,331           11.7%
                                                   ------------          ------
 TOTAL UNITED KINGDOM.....................           34,710,535           19.4%
                                                   ------------          ------

 UNITED STATES -- (0.0%)
     Other Securities.....................              102,398            0.1%
                                                   ------------          ------
 TOTAL COMMON STOCKS......................          178,054,394           99.4%
                                                   ------------          ------

 PREFERRED STOCKS -- (0.1%)
 GERMANY -- (0.1%)
     Other Securities.....................              167,337            0.1%
                                                   ------------          ------

 UNITED KINGDOM -- (0.0%)
     Other Securities.....................                  188            0.0%
                                                   ------------          ------
 TOTAL PREFERRED STOCKS...................              167,525            0.1%
                                                   ------------          ------

 RIGHTS/WARRANTS -- (0.0%)
 BELGIUM -- (0.0%)
     Other Securities.....................                   --            0.0%
                                                   ------------          ------

 NETHERLANDS -- (0.0%)
     Other Securities.....................               10,699            0.0%
                                                   ------------          ------

 SPAIN -- (0.0%)
     Other Securities.....................               16,776            0.0%
                                                   ------------          ------

 SWITZERLAND -- (0.0%)
     Other Securities.....................                  831            0.0%
                                                   ------------          ------
 TOTAL RIGHTS/WARRANTS....................               28,306            0.0%
                                                   ------------          ------


INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                         Shares/
                                                                          Face                    Percentage
                                                                         Amount       Value+    of Net Assets**
                                                                         -------   ------------ ---------------
                                                                          (000)
SECURITIES LENDING COLLATERAL -- (12.4%)
(S)@  DFA Short Term Investment Fund...................................  2,160,761 $ 25,000,000           13.9%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $316,750 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $323,732) to be repurchased at $317,385............... $      317      317,384            0.2%
                                                                                   ------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................              25,317,384           14.1%
                                                                                   ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $180,854,661)................................................              $203,567,609          113.6%
                                                                                   ============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1     Level 2    Level 3    Total
                                 ----------- ------------ ------- ------------
  Common Stocks
    Australia................... $ 1,119,902 $ 10,853,347   --    $ 11,973,249
    Austria.....................          --      876,645   --         876,645
    Belgium.....................     538,661    1,651,350   --       2,190,011
    Canada......................  16,675,834        1,777   --      16,677,611
    China.......................       3,242           --   --           3,242
    Denmark.....................     484,320    1,262,891   --       1,747,211
    Finland.....................     167,746    2,234,931   --       2,402,677
    France......................   1,373,565   12,710,403   --      14,083,968
    Germany.....................   1,265,777    8,784,891   --      10,050,668
    Greece......................         827      315,432   --         316,259
    Hong Kong...................         411    2,359,066   --       2,359,477
    Ireland.....................       8,275      501,396   --         509,671
    Israel......................          --      442,344   --         442,344
    Italy.......................     180,107    3,610,756   --       3,790,863
    Japan.......................   3,533,419   37,792,152   --      41,325,571
    Netherlands.................   1,017,750    3,627,263   --       4,645,013
    New Zealand.................      10,296      464,086   --         474,382
    Norway......................     148,965    1,727,714   --       1,876,679
    Portugal....................      11,528      584,424   --         595,952
    Singapore...................          --    1,634,923   --       1,634,923
    Spain.......................     888,932    3,589,785   --       4,478,717
    Sweden......................     252,255    6,203,419   --       6,455,674
    Switzerland.................   3,289,596   11,041,058   --      14,330,654
    United Kingdom..............  13,306,225   21,404,310   --      34,710,535
    United States...............     102,398           --   --         102,398
  Preferred Stocks
    Germany.....................          --      167,337   --         167,337
    United Kingdom..............          --          188   --             188
  Rights/Warrants
    Belgium.....................          --           --   --              --
    Netherlands.................          --       10,699   --          10,699
    Spain.......................          --       16,776   --          16,776
    Switzerland.................          --          831   --             831
  Securities Lending Collateral.          --   25,317,384   --      25,317,384
                                 ----------- ------------   --    ------------
  TOTAL......................... $44,380,031 $159,187,578   --    $203,567,609
                                 =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                 DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                              Percentage
                                          Shares  Value++   of Net Assets**
                                          ------  -------   ---------------
    COMMON STOCKS -- (90.4%)
    AUSTRALIA -- (5.8%)
        Origin Energy, Ltd............... 26,579 $  340,274            0.5%
        Suncorp Group, Ltd............... 35,006    471,471            0.7%
        Wesfarmers, Ltd.................. 31,480  1,416,232            2.1%
        Other Securities.................         2,046,674            3.0%
                                                 ----------          ------
    TOTAL AUSTRALIA......................         4,274,651            6.3%
                                                 ----------          ------

    AUSTRIA -- (0.3%)
        Other Securities.................           184,520            0.3%
                                                 ----------          ------

    BELGIUM -- (1.2%)
        Other Securities.................           885,984            1.3%
                                                 ----------          ------

    CANADA -- (8.9%)
        Canadian Natural Resources, Ltd.. 11,405    334,526            0.5%
        Magna International, Inc.........  6,640    399,408            0.6%
    #   Manulife Financial Corp.......... 35,722    527,967            0.8%
    #   Sun Life Financial, Inc.......... 14,250    401,990            0.6%
        Suncor Energy, Inc............... 32,505  1,013,432            1.5%
    #   Thomson Reuters Corp............. 10,478    351,017            0.5%
        Other Securities.................         3,511,330            5.2%
                                                 ----------          ------
    TOTAL CANADA.........................         6,539,670            9.7%
                                                 ----------          ------

    DENMARK -- (1.4%)
        Other Securities.................           994,888            1.5%
                                                 ----------          ------

    FINLAND -- (0.5%)
        Other Securities.................           367,949            0.5%
                                                 ----------          ------

    FRANCE -- (9.2%)
        AXA SA Sponsored ADR............. 37,500    699,375            1.0%
        BNP Paribas SA................... 13,507    753,122            1.1%
        Cie de St-Gobain.................  8,683    347,745            0.5%
        France Telecom SA................ 41,374    441,849            0.7%
    #   GDF Suez......................... 37,268    799,037            1.2%
    *   Societe Generale SA.............. 17,972    652,868            1.0%
        Vivendi SA....................... 37,887    858,213            1.3%
        Other Securities.................         2,265,357            3.3%
                                                 ----------          ------
    TOTAL FRANCE.........................         6,817,566           10.1%
                                                 ----------          ------

    GERMANY -- (7.7%)
        Allianz SE.......................  4,915    727,029            1.1%
        Bayerische Motoren Werke AG......  3,792    350,647            0.5%
        Daimler AG....................... 19,352  1,072,973            1.6%
        Deutsche Bank AG................. 15,365    707,558            1.0%
        Deutsche Telekom AG.............. 54,246    642,497            1.0%
    #   E.ON SE.......................... 33,149    602,004            0.9%
    #   Muenchener Rueckversicherungs AG.  2,749    550,642            0.8%
        Other Securities.................         1,035,196            1.5%
                                                 ----------          ------
    TOTAL GERMANY........................         5,688,546            8.4%
                                                 ----------          ------

    GREECE -- (0.1%)
        Other Securities.................            64,814            0.1%
                                                 ----------          ------

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                                    Percentage
                                              Shares    Value++   of Net Assets**
                                              ------    -------   ---------------
HONG KONG -- (1.9%)
    Other Securities.........................         $ 1,394,161            2.1%
                                                      -----------          ------

IRELAND -- (0.1%)
    Other Securities.........................              57,794            0.1%
                                                      -----------          ------

ISRAEL -- (0.2%)
    Other Securities.........................             183,843            0.3%
                                                      -----------          ------

ITALY -- (1.3%)
*   UniCredit SpA............................  91,100     476,147            0.7%
    Other Securities.........................             464,193            0.7%
                                                      -----------          ------
TOTAL ITALY..................................             940,340            1.4%
                                                      -----------          ------

JAPAN -- (18.8%)
    Mitsubishi Corp..........................  30,000     540,068            0.8%
    Mitsubishi UFJ Financial Group, Inc...... 321,100   2,178,612            3.2%
#   Mitsubishi UFJ Financial Group, Inc. ADR.  74,759     506,866            0.8%
    Mitsui & Co., Ltd........................  32,900     453,252            0.7%
    Sony Corp. Sponsored ADR.................  22,200     364,746            0.5%
    Sumitomo Corp............................  28,900     361,800            0.5%
    Sumitomo Mitsui Trust Holdings, Inc......  69,000     346,760            0.5%
    Other Securities.........................           9,135,708           13.6%
                                                      -----------          ------
TOTAL JAPAN..................................          13,887,812           20.6%
                                                      -----------          ------

NETHERLANDS -- (2.3%)
*   ING Groep NV.............................  45,063     371,222            0.6%
    Other Securities.........................           1,315,176            1.9%
                                                      -----------          ------
TOTAL NETHERLANDS............................           1,686,398            2.5%
                                                      -----------          ------

NEW ZEALAND -- (0.0%)
    Other Securities.........................              26,562            0.0%
                                                      -----------          ------

NORWAY -- (0.7%)
    Other Securities.........................             524,677            0.8%
                                                      -----------          ------

PORTUGAL -- (0.0%)
    Other Securities.........................              22,359            0.0%
                                                      -----------          ------

SINGAPORE -- (1.3%)
    Other Securities.........................             950,227            1.4%
                                                      -----------          ------

SPAIN -- (1.4%)
    Banco Santander SA.......................  71,221     514,326            0.8%
    Other Securities.........................             493,322            0.7%
                                                      -----------          ------
TOTAL SPAIN..................................           1,007,648            1.5%
                                                      -----------          ------

SWEDEN -- (3.1%)
    Nordea Bank AB...........................  41,285     496,783            0.8%
    Skandinaviska Enskilda Banken AB Class A.  35,139     361,487            0.5%
    Svenska Cellulosa AB Class B.............  14,293     372,316            0.6%
#   Telefonaktiebolaget LM Ericsson Class B..  52,689     655,260            1.0%
    Other Securities.........................             405,276            0.5%
                                                      -----------          ------
TOTAL SWEDEN                                            2,291,122            3.4%
                                                      -----------          ------

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                                                               Percentage
                                                                        Shares     Value++   of Net Assets**
                                                                        ------     -------   ---------------
SWITZERLAND -- (5.9%)
      Credit Suisse Group AG...........................................   29,781 $   827,049            1.2%
      Holcim, Ltd......................................................    7,487     584,023            0.9%
      Swiss Re AG......................................................   11,082     881,923            1.3%
      UBS AG...........................................................   46,610     831,448            1.2%
      Zurich Insurance Group AG........................................    1,437     401,558            0.6%
      Other Securities.................................................              848,968            1.3%
                                                                                 -----------          ------
TOTAL SWITZERLAND...............................................................   4,374,969            6.5%
                                                                                 -----------          ------

UNITED KINGDOM -- (18.3%)
      Barclays P.L.C. Sponsored ADR....................................   58,466   1,051,219            1.5%
      BP P.L.C. Sponsored ADR..........................................   55,060   2,400,616            3.6%
      HSBC Holdings P.L.C..............................................   39,336     430,807            0.6%
      Kingfisher P.L.C.................................................   80,602     392,744            0.6%
*     Lloyds Banking Group P.L.C.......................................  468,283     397,803            0.6%
      Royal Dutch Shell P.L.C. ADR.....................................   28,341   1,977,918            2.9%
      Vodafone Group P.L.C. Sponsored ADR..............................   89,953   2,751,662            4.1%
      Xstrata P.L.C....................................................   44,047     662,840            1.0%
      Other Securities.................................................            3,431,691            5.1%
                                                                                 -----------          ------
TOTAL UNITED KINGDOM............................................................  13,497,300           20.0%
                                                                                 -----------          ------
TOTAL COMMON STOCKS.............................................................  66,663,800           98.8%
                                                                                 -----------          ------

PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
      Other Securities.................................................              246,804            0.4%
                                                                                 -----------          ------
RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities.................................................               13,525            0.0%
                                                                                 -----------          ------

                                                                        Shares/
                                                                         Face
                                                                        Amount     Value+
                                                                        -------    ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@  DFA Short Term Investment Fund...................................  518,583   6,000,000            8.9%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $792,589 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $810,059) to be repurchased at $794,179............... $    794     794,175            1.2%
                                                                                 -----------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................            6,794,175           10.1%
                                                                                 -----------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $74,119,635).................................................            $73,718,304          109.3%
                                                                                 ===========          ======

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                  -------------------------------------------
                                    Level 1     Level 2   Level 3    Total
                                  ----------- ----------- ------- -----------
   Common Stocks
     Australia...................          -- $ 4,274,651   --    $ 4,274,651
     Austria.....................          --     184,520   --        184,520
     Belgium.....................          --     885,984   --        885,984
     Canada...................... $ 6,539,670          --   --      6,539,670
     Denmark.....................          --     994,888   --        994,888
     Finland.....................          --     367,949   --        367,949
     France......................     699,375   6,118,191   --      6,817,566
     Germany.....................     707,558   4,980,988   --      5,688,546
     Greece......................          --      64,814   --         64,814
     Hong Kong...................          --   1,394,161   --      1,394,161
     Ireland.....................      12,734      45,060   --         57,794
     Israel......................          --     183,843   --        183,843
     Italy.......................          --     940,340   --        940,340
     Japan.......................     909,573  12,978,239   --     13,887,812
     Netherlands.................      77,438   1,608,960   --      1,686,398
     New Zealand.................          --      26,562   --         26,562
     Norway......................          --     524,677   --        524,677
     Portugal....................          --      22,359   --         22,359
     Singapore...................          --     950,227   --        950,227
     Spain.......................          --   1,007,648   --      1,007,648
     Sweden......................          --   2,291,122   --      2,291,122
     Switzerland.................     147,012   4,227,957   --      4,374,969
     United Kingdom..............   9,186,232   4,311,068   --     13,497,300
   Preferred Stocks
     Germany.....................          --     246,804   --        246,804
   Rights/Warrants
     Spain.......................          --      13,525   --         13,525
   Securities Lending Collateral.          --   6,794,175   --      6,794,175
                                  ----------- -----------   --    -----------
   TOTAL......................... $18,279,592 $55,438,712   --    $73,718,304
                                  =========== ===========   ==    ===========


                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                                 Shares  Value++   of Net Assets**
                                                 ------  -------   ---------------
COMMON STOCKS -- (90.7%)
AUSTRALIA -- (7.1%)
    Australia & New Zealand Banking Group, Ltd.. 12,372 $  408,860            0.6%
    Commonwealth Bank of Australia..............  2,999    228,586            0.3%
    National Australia Bank, Ltd................  8,143    287,349            0.4%
    Wesfarmers, Ltd.............................  4,907    220,758            0.3%
    Westpac Banking Corp........................ 13,920    488,314            0.7%
    Other Securities............................         3,852,152            5.4%
                                                        ----------          ------
TOTAL AUSTRALIA.................................         5,486,019            7.7%
                                                        ----------          ------

AUSTRIA -- (0.6%)
    Other Securities............................           491,533            0.7%
                                                        ----------          ------

BELGIUM -- (1.0%)
    Other Securities............................           785,000            1.1%
                                                        ----------          ------

CANADA -- (9.6%)
#   Bank of Montreal............................  2,995    187,816            0.3%
    Bank of Nova Scotia.........................  4,700    270,908            0.4%
    Canadian Natural Resources, Ltd.............  6,391    187,512            0.3%
    Manulife Financial Corp..................... 10,557    156,032            0.2%
    Royal Bank of Canada........................  2,495    150,698            0.2%
    Suncor Energy, Inc..........................  8,888    276,861            0.4%
    Toronto-Dominion Bank (The).................  4,195    343,570            0.5%
    Other Securities............................         5,862,280            8.2%
                                                        ----------          ------
TOTAL CANADA....................................         7,435,677           10.5%
                                                        ----------          ------

COLOMBIA -- (0.0%)
    Other Securities............................             1,269            0.0%
                                                        ----------          ------

DENMARK -- (1.0%)
    Other Securities............................           768,550            1.1%
                                                        ----------          ------

FINLAND -- (1.4%)
    Other Securities............................         1,076,923            1.5%
                                                        ----------          ------

FRANCE -- (6.2%)
#   AXA SA...................................... 10,911    204,326            0.3%
    BNP Paribas SA..............................  5,911    329,585            0.5%
*   Societe Generale SA.........................  4,226    153,518            0.2%
    Total SA Sponsored ADR......................  6,978    350,575            0.5%
    Vivendi SA..................................  8,071    182,823            0.3%
    Other Securities............................         3,621,530            5.0%
                                                        ----------          ------
TOTAL FRANCE....................................         4,842,357            6.8%
                                                        ----------          ------

GERMANY -- (5.1%)
    Allianz SE..................................  2,836    419,503            0.6%
#   BASF SE.....................................  1,723    161,294            0.2%
    Bayerische Motoren Werke AG.................  1,711    158,216            0.2%
    Deutsche Bank AG............................  5,717    263,268            0.4%
    Linde AG....................................    866    163,972            0.2%
#   Muenchener Rueckversicherungs AG............  1,107    221,739            0.3%
    Other Securities............................         2,568,045            3.7%
                                                        ----------          ------
TOTAL GERMANY...................................         3,956,037            5.6%
                                                        ----------          ------

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 Percentage
                                            Shares   Value++   of Net Assets**
                                            ------   -------   ---------------
 HONG KONG -- (2.9%)
     Other Securities......................        $ 2,228,243            3.1%
                                                   -----------          ------

 IRELAND -- (0.5%)
     Other Securities......................            411,668            0.6%
                                                   -----------          ------

 ISRAEL -- (0.5%)
     Other Securities......................            385,243            0.6%
                                                   -----------          ------

 ITALY -- (2.0%)
     Eni SpA Sponsored ADR.................  3,509     167,765            0.3%
     Other Securities......................          1,413,301            1.9%
                                                   -----------          ------
 TOTAL ITALY...............................          1,581,066            2.2%
                                                   -----------          ------

 JAPAN -- (19.6%)
     Mitsubishi UFJ Financial Group, Inc... 75,800     514,291            0.7%
     Mizuho Financial Group, Inc........... 93,399     205,520            0.3%
     Sumitomo Mitsui Financial Group, Inc..  6,000     283,604            0.4%
     Other Securities......................         14,243,209           20.0%
                                                   -----------          ------
 TOTAL JAPAN...............................         15,246,624           21.4%
                                                   -----------          ------

 NETHERLANDS -- (2.0%)
 *   ING Groep NV.......................... 22,069     181,801            0.3%
     Other Securities......................          1,391,838            1.9%
                                                   -----------          ------
 TOTAL NETHERLANDS.........................          1,573,639            2.2%
                                                   -----------          ------

 NEW ZEALAND -- (0.3%)
     Other Securities......................            239,468            0.3%
                                                   -----------          ------

 NORWAY -- (1.1%)
     Other Securities......................            877,310            1.2%
                                                   -----------          ------

 PORTUGAL -- (0.3%)
     Other Securities......................            246,501            0.4%
                                                   -----------          ------

 SINGAPORE -- (1.9%)
     Other Securities......................          1,493,171            2.1%
                                                   -----------          ------

 SPAIN -- (2.6%)
     Banco Bilbao Vizcaya Argentaria SA.... 20,460     199,169            0.3%
     Banco Santander SA.................... 58,054     419,240            0.6%
     Other Securities......................          1,383,880            1.9%
                                                   -----------          ------
 TOTAL SPAIN...............................          2,002,289            2.8%
                                                   -----------          ------

 SWEDEN -- (2.7%)
     Nordea Bank AB........................ 15,279     183,853            0.3%
     Other Securities......................          1,907,424            2.7%
                                                   -----------          ------
 TOTAL SWEDEN..............................          2,091,277            3.0%
                                                   -----------          ------

 SWITZERLAND -- (5.3%)
     ABB, Ltd..............................  9,003     204,160            0.3%
     ABB, Ltd. Sponsored ADR...............  8,786     198,300            0.3%
     Cie Financiere Richemont SA Class A...  1,886     152,631            0.2%
     Credit Suisse Group AG Sponsored ADR.. 13,030     375,003            0.5%
     Swiss Re AG...........................  3,662     291,428            0.4%
     UBS AG................................ 20,226     359,821            0.5%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                               Percentage
                                                                        Shares     Value++   of Net Assets**
                                                                        ------     -------   ---------------
SWITZERLAND -- (Continued)
      Zurich Insurance Group AG........................................    1,497 $   418,324            0.6%
      Other Securities.................................................            2,151,826            3.0%
                                                                                 -----------          ------
TOTAL SWITZERLAND......................................................            4,151,493            5.8%
                                                                                 -----------          ------

UNITED KINGDOM -- (16.9%)
      Anglo American P.L.C.............................................   11,066     270,572            0.4%
      Barclays P.L.C. Sponsored ADR....................................   19,064     342,771            0.5%
      BP P.L.C. Sponsored ADR..........................................   19,988     871,477            1.2%
#     HSBC Holdings P.L.C. Sponsored ADR...............................   23,166   1,270,887            1.8%
      Old Mutual P.L.C.................................................   48,511     154,730            0.2%
      Prudential P.L.C. ADR............................................    5,448     188,174            0.3%
#     Rio Tinto P.L.C. Sponsored ADR...................................    6,491     298,975            0.4%
      Royal Dutch Shell P.L.C. ADR.....................................    8,864     618,619            0.9%
      Standard Chartered P.L.C.........................................   10,925     274,954            0.4%
      Tesco P.L.C......................................................   40,754     231,808            0.3%
      Vodafone Group P.L.C.............................................  241,296     736,265            1.0%
      WPP P.L.C........................................................   11,858     196,040            0.3%
      Other Securities.................................................            7,727,593           10.8%
                                                                                 -----------          ------
TOTAL UNITED KINGDOM...................................................           13,182,865           18.5%
                                                                                 -----------          ------

UNITED STATES -- (0.1%)
      Other Securities.................................................               54,113            0.1%
                                                                                 -----------          ------
TOTAL COMMON STOCKS....................................................           70,608,335           99.3%
                                                                                 -----------          ------

PREFERRED STOCKS -- (0.0%)
UNITED KINGDOM -- (0.0%)
      Other Securities.................................................                    9            0.0%
                                                                                 -----------          ------

RIGHTS/WARRANTS -- (0.0%)
NETHERLANDS -- (0.0%)
      Other Securities.................................................                2,555            0.0%
                                                                                 -----------          ------

SPAIN -- (0.0%)
      Other Securities.................................................               13,292            0.0%
                                                                                 -----------          ------

SWITZERLAND -- (0.0%)
      Other Securities.................................................                  433            0.0%
                                                                                 -----------          ------
TOTAL RIGHTS/WARRANTS..................................................               16,280            0.0%
                                                                                 -----------          ------

                                                                        Shares/
                                                                         Face
                                                                        Amount     Value+
                                                                        -------    ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (9.3%)
(S)@  DFA Short Term Investment Fund...................................  605,013   7,000,000            9.9%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $228,684 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $233,725) to be repurchased at $229,143............... $    229     229,142            0.3%
                                                                                 -----------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................            7,229,142           10.2%
                                                                                 -----------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $72,300,130).................................................            $77,853,766          109.5%
                                                                                 ===========          ======

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                  -------------------------------------------
                                    Level 1     Level 2   Level 3    Total
                                  ----------- ----------- ------- -----------
   Common Stocks
     Australia................... $   121,803 $ 5,364,216   --    $ 5,486,019
     Austria.....................          --     491,533   --        491,533
     Belgium.....................      86,764     698,236   --        785,000
     Canada......................   7,435,677          --   --      7,435,677
     Colombia....................       1,269          --   --          1,269
     Denmark.....................          --     768,550   --        768,550
     Finland.....................          --   1,076,923   --      1,076,923
     France......................     393,896   4,448,461   --      4,842,357
     Germany.....................     318,042   3,637,995   --      3,956,037
     Hong Kong...................          --   2,228,243   --      2,228,243
     Ireland.....................     159,714     251,954   --        411,668
     Israel......................      13,858     371,385   --        385,243
     Italy.......................     226,849   1,354,217   --      1,581,066
     Japan.......................      50,167  15,196,457   --     15,246,624
     Netherlands.................     153,186   1,420,453   --      1,573,639
     New Zealand.................          --     239,468   --        239,468
     Norway......................     140,120     737,190   --        877,310
     Portugal....................          --     246,501   --        246,501
     Singapore...................          --   1,493,171   --      1,493,171
     Spain.......................      89,146   1,913,143   --      2,002,289
     Sweden......................          82   2,091,195   --      2,091,277
     Switzerland.................     947,015   3,204,478   --      4,151,493
     United Kingdom..............   4,267,972   8,914,893   --     13,182,865
     United States...............      54,113          --   --         54,113
   Preferred Stocks
     United Kingdom..............          --           9   --              9
   Rights/Warrants
     Netherlands.................          --       2,555   --          2,555
     Spain.......................          --      13,292   --         13,292
     Switzerland.................          --         433   --            433
   Securities Lending Collateral           --   7,229,142   --      7,229,142
                                  ----------- -----------   --    -----------
     TOTAL....................... $14,459,673 $63,394,093   --    $77,853,766
                                  =========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                                 Percentage
                                                          Shares     Value++   of Net Assets**
                                                          ------     -------   ---------------
COMMON STOCKS -- (91.2%)
BRAZIL -- (10.2%)
    Banco Bradesco SA...................................   136,484 $ 2,336,412            0.4%
#   Banco Bradesco SA ADR...............................   189,512   3,144,011            0.5%
    Banco do Brasil SA..................................   153,926   1,941,049            0.3%
    BM&FBovespa SA......................................   394,425   2,734,312            0.4%
    Itau Unibanco Holding SA ADR........................   200,891   3,380,995            0.5%
    Petroleo Brasileiro SA ADR..........................   190,796   3,653,743            0.6%
    Petroleo Brasileiro SA Sponsored ADR................   240,705   4,806,879            0.7%
#   Vale SA Sponsored ADR (91912E105)...................   213,281   3,644,972            0.6%
    Vale SA Sponsored ADR (91912E204)...................   328,650   5,343,849            0.8%
    Other Securities....................................            40,449,939            6.2%
                                                                   -----------          ------
TOTAL BRAZIL............................................            71,436,161           11.0%
                                                                   -----------          ------

CHILE -- (1.7%)
    Other Securities....................................            11,560,198            1.8%
                                                                   -----------          ------

CHINA -- (14.0%)
    Bank of China, Ltd. Class H......................... 9,448,356   4,426,877            0.7%
    China Construction Bank Corp. Class H............... 9,127,990   7,661,217            1.2%
#   China Mobile, Ltd. Sponsored ADR....................    91,457   5,052,085            0.8%
    CNOOC, Ltd. ADR.....................................    11,712   2,194,126            0.4%
    Industrial & Commercial Bank of China, Ltd. Class H. 7,972,017   5,619,512            0.9%
    Tencent Holdings, Ltd...............................    62,300   2,147,625            0.3%
    Other Securities....................................            70,285,315           10.6%
                                                                   -----------          ------
TOTAL CHINA.............................................            97,386,757           14.9%
                                                                   -----------          ------

COLOMBIA -- (0.6%)
#   Ecopetrol SA Sponsored ADR..........................    38,708   1,841,339            0.3%
    Other Securities....................................             2,733,898            0.4%
                                                                   -----------          ------
TOTAL COLOMBIA..........................................             4,575,237            0.7%
                                                                   -----------          ------

CZECH REPUBLIC -- (0.3%)
    Other Securities....................................             1,834,725            0.3%
                                                                   -----------          ------

EGYPT -- (0.1%)
    Other Securities....................................               355,794            0.1%
                                                                   -----------          ------

HONG KONG -- (0.0%)
    Other Securities....................................                10,100            0.0%
                                                                   -----------          ------

HUNGARY -- (0.2%)
    Other Securities....................................             1,641,638            0.2%
                                                                   -----------          ------

INDIA -- (6.1%)
    HDFC Bank, Ltd......................................   165,345   2,098,816            0.3%
    Other Securities....................................            40,152,247            6.2%
                                                                   -----------          ------
TOTAL INDIA.............................................            42,251,063            6.5%
                                                                   -----------          ------

INDONESIA -- (3.6%)
    Astra International Tbk PT.......................... 2,164,500   1,637,762            0.3%
    Bank Mandiri Persero Tbk PT......................... 1,470,972   1,591,340            0.3%
    Bank Rakyat Indonesia Persero Tbk PT................ 1,764,500   1,708,961            0.3%
    Other Securities....................................            20,374,365            3.0%
                                                                   -----------          ------
TOTAL INDONESIA.........................................            25,312,428            3.9%
                                                                   -----------          ------

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     Percentage
                                                              Shares     Value++   of Net Assets**
                                                              ------     -------   ---------------
MALAYSIA -- (3.4%)
    CIMB Group Holdings Bhd.................................   788,500 $ 2,007,325            0.3%
    Malayan Banking Bhd.....................................   672,924   2,128,837            0.3%
    Other Securities........................................            19,524,769            3.0%
                                                                       -----------          ------
TOTAL MALAYSIA..............................................            23,660,931            3.6%
                                                                       -----------          ------

MEXICO -- (5.6%)
    Alfa S.A.B. de C.V. Class A.............................   769,822   1,787,246            0.3%
    America Movil S.A.B. de C.V. Series L ADR...............   116,618   2,493,293            0.4%
*   Cemex S.A.B. de C.V. Sponsored ADR......................   326,379   3,671,764            0.6%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR.    28,580   3,240,686            0.5%
    Grupo Financiero Banorte S.A.B. de C.V..................   507,846   3,826,945            0.6%
    Grupo Mexico S.A.B. de C.V. Series B....................   602,907   2,164,394            0.3%
    Grupo Televisa S.A.B. Sponsored ADR.....................    89,689   2,270,925            0.4%
    Other Securities........................................            19,698,437            2.9%
                                                                       -----------          ------
TOTAL MEXICO................................................            39,153,690            6.0%
                                                                       -----------          ------

PERU -- (0.2%)
    Other Securities........................................             1,332,563            0.2%
                                                                       -----------          ------

PHILIPPINES -- (1.5%)
    Other Securities........................................            10,339,041            1.6%
                                                                       -----------          ------

POLAND -- (1.4%)
    Other Securities........................................             9,815,035            1.5%
                                                                       -----------          ------

RUSSIA -- (2.8%)
    Gazprom OAO Sponsored ADR...............................   769,698   6,129,846            1.0%
    Lukoil OAO Sponsored ADR................................    48,151   3,061,629            0.5%
*   Sberbank of Russia Sponsored ADR........................   245,144   3,164,005            0.5%
    Other Securities........................................             7,532,490            1.0%
                                                                       -----------          ------
TOTAL RUSSIA................................................            19,887,970            3.0%
                                                                       -----------          ------

SOUTH AFRICA -- (6.2%)
    FirstRand, Ltd..........................................   481,846   1,676,391            0.3%
    Impala Platinum Holdings, Ltd...........................   130,985   1,795,076            0.3%
    Naspers, Ltd. Class N...................................    33,419   2,239,495            0.3%
    Sanlam, Ltd.............................................   362,139   1,858,068            0.3%
    Sasol, Ltd. Sponsored ADR...............................    72,257   3,137,399            0.5%
    Standard Bank Group, Ltd................................   179,157   2,240,265            0.3%
    Other Securities........................................            30,397,945            4.6%
                                                                       -----------          ------
TOTAL SOUTH AFRICA..........................................            43,344,639            6.6%
                                                                       -----------          ------

SOUTH KOREA -- (13.3%)
    Hana Financial Group, Inc...............................    74,775   2,394,747            0.4%
    Hyundai Mobis...........................................     9,187   2,088,839            0.3%
    KB Financial Group, Inc. ADR............................    47,332   1,552,490            0.3%
    LG Chem, Ltd............................................     6,883   1,628,909            0.3%
    Samsung C&T Corp........................................    32,728   1,756,777            0.3%
    Samsung Electronics Co., Ltd............................     8,133  11,248,092            1.7%
    Samsung Electronics Co., Ltd. GDR.......................     4,466   3,093,070            0.5%
    Other Securities........................................            68,764,848           10.4%
                                                                       -----------          ------
TOTAL SOUTH KOREA...........................................            92,527,772           14.2%
                                                                       -----------          ------

TAIWAN -- (14.1%)
    Hon Hai Precision Industry Co., Ltd..................... 1,275,142   3,295,957            0.5%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                           Percentage
                                                   Shares     Value++    of Net Assets**
                                                   ------     -------    ---------------
TAIWAN -- (Continued)
    Taiwan Semiconductor Manufacturing Co., Ltd.. 2,004,214 $  7,438,502            1.2%
    Other Securities.............................             87,559,634           13.4%
                                                            ------------          ------
TOTAL TAIWAN.....................................             98,294,093           15.1%
                                                            ------------          ------

THAILAND -- (3.5%)
    Other Securities.............................             24,258,856            3.7%
                                                            ------------          ------

TURKEY -- (2.4%)
    Akbank TAS...................................   297,870    1,568,424            0.3%
    Turkiye Garanti Bankasi A.S..................   382,265    2,115,040            0.3%
    Other Securities.............................             13,010,565            2.0%
                                                            ------------          ------
TOTAL TURKEY.....................................             16,694,029            2.6%
                                                            ------------          ------
TOTAL COMMON STOCKS..............................            635,672,720           97.5%
                                                            ------------          ------

PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.7%)
    Banco Bradesco SA............................   266,090    4,374,210            0.7%
    Other Securities.............................              7,208,401            1.1%
                                                            ------------          ------
TOTAL BRAZIL.....................................             11,582,611            1.8%
                                                            ------------          ------

CHILE -- (0.0%)
    Other Securities.............................                222,811            0.0%
                                                            ------------          ------

COLOMBIA -- (0.1%)
    Other Securities.............................                418,501            0.1%
                                                            ------------          ------

HONG KONG -- (0.0%)
    Other Securities.............................                 54,463            0.0%
                                                            ------------          ------
TOTAL PREFERRED STOCKS...........................             12,278,386            1.9%
                                                            ------------          ------

RIGHTS/WARRANTS -- (0.0%)
CHINA -- (0.0%)
    Other Securities.............................                 28,157            0.0%
                                                            ------------          ------

MALAYSIA -- (0.0%)
    Other Securities.............................                  2,423            0.0%
                                                            ------------          ------

POLAND -- (0.0%)
    Other Securities.............................                     --            0.0%
                                                            ------------          ------

SOUTH KOREA -- (0.0%)
    Other Securities.............................                  2,873            0.0%
                                                            ------------          ------

THAILAND -- (0.0%)
    Other Securities.............................                  6,542            0.0%
                                                            ------------          ------
TOTAL RIGHTS/WARRANTS............................                 39,995            0.0%
                                                            ------------          ------

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                         Shares/
                                                                          Face                    Percentage
                                                                         Amount       Value+    of Net Assets**
                                                                         -------      ------    ---------------
                                                                          (000)
SECURITIES LENDING COLLATERAL -- (7.0%)
(S)@  DFA Short Term Investment Fund...................................  4,235,091 $ 49,000,000            7.5%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $65,404 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $66,846) to be repurchased at $65,535................. $       66       65,535            0.0%
                                                                                   ------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................              49,065,535            7.5%
                                                                                   ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $612,041,710)................................................              $697,056,636          106.9%
                                                                                   ============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                  Level 1      Level 2    Level 3    Total
                                ------------ ------------ ------- ------------
 Common Stocks
   Brazil...................... $ 71,436,161           --   --    $ 71,436,161
   Chile.......................   11,560,198           --   --      11,560,198
   China.......................   11,260,399 $ 86,126,358   --      97,386,757
   Colombia....................    4,575,237           --   --       4,575,237
   Czech Republic..............           --    1,834,725   --       1,834,725
   Egypt.......................           --      355,794   --         355,794
   Hong Kong...................           --       10,100   --          10,100
   Hungary.....................           --    1,641,638   --       1,641,638
   India.......................    3,439,689   38,811,374   --      42,251,063
   Indonesia...................    1,250,925   24,061,503   --      25,312,428
   Malaysia....................           --   23,660,931   --      23,660,931
   Mexico......................   39,153,690           --   --      39,153,690
   Peru........................    1,332,563           --   --       1,332,563
   Philippines.................      229,961   10,109,080   --      10,339,041
   Poland......................           --    9,815,035   --       9,815,035
   Russia......................      767,931   19,120,039   --      19,887,970
   South Africa................    6,691,940   36,652,699   --      43,344,639
   South Korea.................    4,068,653   88,459,119   --      92,527,772
   Taiwan......................    4,263,907   94,030,186   --      98,294,093
   Thailand....................   24,258,856           --   --      24,258,856
   Turkey......................      535,313   16,158,716   --      16,694,029
 Preferred Stocks..............
   Brazil......................   11,582,611           --   --      11,582,611
   Chile.......................      222,811           --   --         222,811
   Colombia....................      418,501           --   --         418,501
   Hong Kong...................       54,463           --   --          54,463
 Rights/Warrants...............
   China.......................           --       28,157   --          28,157
   Malaysia....................           --        2,423   --           2,423
   Poland......................           --           --   --              --
   South Korea.................           --        2,873   --           2,873
   Thailand....................           --        6,542   --           6,542
 Securities Lending Collateral.           --   49,065,535   --      49,065,535
                                ------------ ------------   --    ------------
 TOTAL......................... $197,103,809 $499,952,827   --    $697,056,636
                                ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                U.S.      International
                                                                              U.S. Social  Sustainability Sustainability
                                                                             Core Equity 2     Core 1         Core 1
                                                                              Portfolio*     Portfolio*     Portfolio
                                                                             ------------- -------------- --------------
ASSETS:
Investments at Value (including $101,249, $88,224 and $25,132 of securities
 on loan, respectively)..................................................... $    313,401   $    247,916   $    178,250
Temporary Cash Investments at Value & Cost..................................          822            886             --
Collateral Received from Securities on Loan at Value & Cost.................           --             --            317
Collateral from Securities on Loan Invested in Affiliate at Value & Cost....      102,482         89,079         25,000
Foreign Currencies at Value.................................................           --             --            455
Cash........................................................................           --             --            234
Receivables:
  Investment Securities Sold................................................            1             --             79
  Dividends, Interest and Tax Reclaims......................................          276            208            902
  Securities Lending Income.................................................           24             16             48
  Fund Shares Sold..........................................................           63             28              6
Prepaid Expenses and Other Assets...........................................           18             12             11
                                                                             ------------   ------------   ------------
     Total Assets...........................................................      417,087        338,145        205,302
                                                                             ------------   ------------   ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................................      102,482         89,079         25,317
  Investment Securities Purchased...........................................           --            516            132
  Fund Shares Redeemed......................................................           20             39            537
  Due to Advisor............................................................           63             58             60
Accrued Expenses and Other Liabilities......................................           22             17             22
                                                                             ------------   ------------   ------------
     Total Liabilities......................................................      102,587         89,709         26,068
                                                                             ------------   ------------   ------------
NET ASSETS.................................................................. $    314,500   $    248,436   $    179,234
                                                                             ============   ============   ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................................   29,571,639     19,005,647     19,778,581
                                                                             ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE...................................................................... $      10.64   $      13.07   $       9.06
                                                                             ============   ============   ============
Investments at Cost......................................................... $    243,608   $    180,080   $    155,537
                                                                             ============   ============   ============
Foreign Currencies at Cost.................................................. $         --   $         --   $        452
                                                                             ============   ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................................. $    238,657   $    179,088   $    155,196
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).........................................................          593            446          1,538
Accumulated Net Realized Gain (Loss)........................................        5,457          1,066           (211)
Net Unrealized Foreign Exchange Gain (Loss).................................           --             --             (5)
Net Unrealized Appreciation (Depreciation)..................................       69,793         67,836         22,716
                                                                             ------------   ------------   ------------
NET ASSETS.................................................................. $    314,500   $    248,436   $    179,234
                                                                             ============   ============   ============
(1) NUMBER OF SHARES AUTHORIZED.............................................  300,000,000    300,000,000    300,000,000
                                                                             ============   ============   ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                  DFA
                                                                             International International    Emerging
                                                                               Value ex     Social Core  Markets Social
                                                                                Tobacco       Equity      Core Equity
                                                                              Portfolio*    Portfolio*     Portfolio*
                                                                             ------------- ------------- --------------
ASSETS:
Investments at Value (including $7,081, $7,331 and $49,720 of securities on
 loan, respectively)........................................................ $     66,924  $     70,625   $    647,991
Collateral Received from Securities on Loan at Value & Cost.................          794           229             66
Collateral from Securities on Loan Invested in Affiliate at Value & Cost....        6,000         7,000         49,000
Foreign Currencies at Value.................................................          381            68            847
Cash........................................................................           11            --          1,693
Receivables:
  Investment Securities Sold................................................           14            30              1
  Dividends, Interest and Tax Reclaims......................................          227           338          1,555
  Securities Lending Income.................................................           23            18             90
  Fund Shares Sold..........................................................           --            --            127
Deferred Offering Costs.....................................................           --            23             --
Prepaid Expenses and Other Assets...........................................           13            45             22
                                                                             ------------  ------------   ------------
     Total Assets...........................................................       74,387        78,376        701,392
                                                                             ------------  ------------   ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................................        6,794         7,229         49,066
  Investment Securities Purchased...........................................          114             2              5
  Fund Shares Redeemed......................................................           --            --              1
  Due to Advisor............................................................           28            17            249
Accrued Expenses and Other Liabilities......................................           11             4            175
                                                                             ------------  ------------   ------------
     Total Liabilities......................................................        6,947         7,252         49,496
                                                                             ------------  ------------   ------------
NET ASSETS.................................................................. $     67,440  $     71,124   $    651,896
                                                                             ============  ============   ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................................    7,626,213     6,317,544     49,668,116
                                                                             ============  ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE...................................................................... $       8.84  $      11.26   $      13.13
                                                                             ============  ============   ============
Investments at Cost......................................................... $     67,326  $     65,071   $    562,976
                                                                             ============  ============   ============
Foreign Currencies at Cost.................................................. $        378  $         68   $        844
                                                                             ============  ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................................. $     67,474  $     64,913   $    564,538
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).........................................................          574           350          2,215
Accumulated Net Realized Gain (Loss)........................................         (206)          309            126
Net Unrealized Foreign Exchange Gain (Loss).................................           (3)           (2)            (1)
Net Unrealized Appreciation (Depreciation)..................................         (399)        5,554         85,018
                                                                             ------------  ------------   ------------
NET ASSETS.................................................................. $     67,440  $     71,124   $    651,896
                                                                             ============  ============   ============
(1) NUMBER OF SHARES AUTHORIZED.............................................  300,000,000   400,000,000    500,000,000
                                                                             ============  ============   ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                       U.S.      International
                                                                     U.S. Social  Sustainability Sustainability
                                                                    Core Equity 2     Core 1         Core 1
                                                                      Portfolio     Portfolio      Portfolio
                                                                    ------------- -------------- --------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0 and $194,
   respectively)...................................................    $ 2,993       $ 2,270        $ 2,439
  Interest.........................................................          1             1             --
  Income from Securities Lending...................................         96            55            137
                                                                       -------       -------        -------
     Total Investment Income.......................................      3,090         2,326          2,576
                                                                       -------       -------        -------
Expenses
  Investment Advisory Services Fees................................        357           320            339
  Accounting & Transfer Agent Fees.................................         21            18             18
  Custodian Fees...................................................          8             8             26
  Filing Fees......................................................         10             9              9
  Shareholders' Reports............................................          4             5              3
  Directors'/Trustees' Fees & Expenses.............................          1             1              1
  Professional Fees................................................          3             2              2
  Other............................................................         17             2              3
                                                                       -------       -------        -------
     Total Expenses................................................        421           365            401
                                                                       -------       -------        -------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C)...................................         --             5             13
  Fees Paid Indirectly.............................................         --            --             (1)
                                                                       -------       -------        -------
  Net Expenses.....................................................        421           370            413
                                                                       -------       -------        -------
  Net Investment Income (Loss).....................................      2,669         1,956          2,163
                                                                       -------       -------        -------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Investment Securities...         --             3             --
  Net Realized Gain (Loss) on:
    Investment Securities Sold.....................................      5,330         1,073            319
    Futures........................................................        175            --             --
    Foreign Currency Transactions..................................         --            --            (21)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.....................     35,997        30,014         21,032
    Translation of Foreign Currency Denominated Amounts............         --            --              2
                                                                       -------       -------        -------
  Net Realized and Unrealized Gain (Loss)..........................     41,502        31,090         21,332
                                                                       -------       -------        -------
Net Increase (Decrease) in Net Assets Resulting from Operations....    $44,171       $33,046        $23,495
                                                                       =======       =======        =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                     DFA                     Emerging
                                                                                International International   Markets
                                                                                  Value ex     Social Core  Social Core
                                                                                   Tobacco       Equity       Equity
                                                                                  Portfolio     Portfolio    Portfolio
                                                                                ------------- ------------- -----------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $68, $63 and $478, respectively).    $  990        $  847       $ 4,640
  Income from Securities Lending...............................................        50            40           552
                                                                                   ------        ------       -------
     Total Investment Income...................................................     1,040           887         5,192
                                                                                   ------        ------       -------
Expenses
  Investment Advisory Services Fees............................................       142            90         1,569
  Accounting & Transfer Agent Fees.............................................        14            13            35
  Custodian Fees...............................................................        10            21           287
  Filing Fees..................................................................         7             2            17
  Shareholders' Reports........................................................         1            --             7
  Directors'/Trustees' Fees & Expenses.........................................        --            --             2
  Professional Fees............................................................         1            --            29
  Organizational & Offering Costs..............................................        --            26            --
  Other........................................................................         5            13            17
                                                                                   ------        ------       -------
     Total Expenses............................................................       180           165         1,963
                                                                                   ------        ------       -------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered
   by Advisor (Note C).........................................................         7           (18)           --
  Fees Paid Indirectly.........................................................        --            (1)           (5)
                                                                                   ------        ------       -------
  Net Expenses.................................................................       187           146         1,958
                                                                                   ------        ------       -------
  Net Investment Income (Loss).................................................       853           741         3,234
                                                                                   ------        ------       -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................................................       551           299           500
    Foreign Currency Transactions..............................................       (10)           10           (75)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.................................     6,954         5,554        36,024
    Translation of Foreign Currency Denominated Amounts........................        --            (2)           (1)
                                                                                   ------        ------       -------
  Net Realized and Unrealized Gain (Loss)......................................     7,495         5,861        36,448
                                                                                   ------        ------       -------
Net Increase (Decrease) in Net Assets Resulting from Operations................    $8,348        $6,602       $39,682
                                                                                   ======        ======       =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                                     International
                                                       U.S. Social Core     U.S. Sustainability     Sustainability
                                                      Equity 2 Portfolio     Core 1 Portfolio      Core 1 Portfolio
                                                     --------------------  --------------------  --------------------
                                                     Six Months    Year    Six Months    Year    Six Months    Year
                                                        Ended     Ended       Ended     Ended       Ended     Ended
                                                      April 30,  Oct. 31,   April 30,  Oct. 31,   April 30,  Oct. 31,
                                                        2013       2012       2013       2012       2013       2012
                                                     ----------- --------  ----------- --------  ----------- --------
                                                     (Unaudited)           (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................  $  2,669   $  3,436   $  1,956   $  2,831   $  2,163   $  3,768
  Capital Gain Distributions Received from
   Investment Securities............................        --          2          3          7         --         --
  Net Realized Gain (Loss) on:
    Investment Securities Sold......................     5,330      4,240      1,073      2,121        319       (454)
    Futures.........................................       175         --         --         --         --         --
    Foreign Currency Transactions...................        --         --         --         --        (21)       (33)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.......................................    35,997     20,636     30,014     18,572     21,032      4,845
    Translation of Foreign Currency Denominated
     Amounts........................................        --         --         --         --          2         (7)
                                                      --------   --------   --------   --------   --------   --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................    44,171     28,314     33,046     23,531     23,495      8,119
                                                      --------   --------   --------   --------   --------   --------
Distributions From:
  Net Investment Income.............................    (2,597)    (3,153)    (2,044)    (2,611)    (1,197)    (3,515)
  Net Long-Term Gains...............................    (2,745)        --       (913)        --         --        (91)
                                                      --------   --------   --------   --------   --------   --------
     Total Distributions............................    (5,342)    (3,153)    (2,957)    (2,611)    (1,197)    (3,606)
                                                      --------   --------   --------   --------   --------   --------
Capital Share Transactions (1):
  Shares Issued.....................................    45,097     85,163     36,933     55,219     24,074     53,520
  Shares Issued in Lieu of Cash Distributions.......     4,313      2,308      2,748      2,428      1,183      3,567
  Shares Redeemed...................................   (42,473)   (33,070)   (16,513)   (31,454)   (13,376)   (32,992)
                                                      --------   --------   --------   --------   --------   --------
     Net Increase (Decrease) from Capital Share
      Transactions..................................     6,937     54,401     23,168     26,193     11,881     24,095
                                                      --------   --------   --------   --------   --------   --------
     Total Increase (Decrease) in Net Assets........    45,766     79,562     53,257     47,113     34,179     28,608
Net Assets
  Beginning of Period...............................   268,734    189,172    195,179    148,066    145,055    116,447
                                                      --------   --------   --------   --------   --------   --------
  End of Period.....................................  $314,500   $268,734   $248,436   $195,179   $179,234   $145,055
                                                      ========   ========   ========   ========   ========   ========
(1) Shares Issued and Redeemed:
  Shares Issued.....................................     4,462      9,558      3,052      5,110      2,840      7,215
  Shares Issued in Lieu of Cash Distributions.......       459        266        236        229        144        494
  Shares Redeemed...................................    (4,212)    (3,697)    (1,362)    (2,877)    (1,579)    (4,409)
                                                      --------   --------   --------   --------   --------   --------
     Net Increase (Decrease) from
      Shares Issued and Redeemed....................       709      6,127      1,926      2,462      1,405      3,300
                                                      ========   ========   ========   ========   ========   ========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)............................................  $    593   $    521   $    446   $    534   $  1,538   $    572

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)


                                                           DFA International    International      Emerging Markets
                                                                Value ex         Social Core         Social Core
                                                           Tobacco Portfolio   Equity Portfolio    Equity Portfolio
                                                          -------------------  ---------------- ---------------------
                                                                                    Period
                                                          Six Months    Year       Nov. 1,      Six Months     Year
                                                             Ended     Ended      2012(a) to       Ended      Ended
                                                           April 30,  Oct. 31,    April 30,      April 30,   Oct. 31,
                                                             2013       2012         2013          2013        2012
                                                          ----------- -------- ---------------- ----------- ---------
                                                          (Unaudited)            (Unaudited)    (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)...........................   $   853   $ 1,906      $   741       $  3,234   $   7,421
  Net Realized Gain (Loss) on:
    Investment Securities Sold...........................       551      (156)         299            500      17,087
    Futures..............................................        --        --           --             --         899
    Foreign Currency Transactions*.......................       (10)      (11)          10            (75)        139
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...........     6,954       (48)       5,554         36,024     (11,796)
    Translation of Foreign Currency Denominated
     Amounts.............................................        --        (6)          (2)            (1)         (2)
                                                            -------   -------      -------       --------   ---------
     Net Increase (Decrease) in Net Assets Resulting
      from Operations....................................     8,348     1,685        6,602         39,682      13,748
                                                            -------   -------      -------       --------   ---------
Distributions From:
  Net Investment Income..................................      (583)   (1,801)        (391)        (2,322)     (6,452)
  Net Long-Term Gains....................................        --        --           --        (14,134)         --
                                                            -------   -------      -------       --------   ---------
     Total Distributions.................................      (583)   (1,801)        (391)       (16,456)     (6,452)
                                                            -------   -------      -------       --------   ---------
Capital Share Transactions (1):
  Shares Issued..........................................        --     4,480       68,080        177,426     247,124
  Shares Issued in Lieu of Cash Distributions............       583     1,801          391         15,575       5,995
  Shares Redeemed........................................        --        --       (3,558)       (21,642)   (238,669)
                                                            -------   -------      -------       --------   ---------
     Net Increase (Decrease) from Capital Share
      Transactions.......................................       583     6,281       64,913        171,359      14,450
                                                            -------   -------      -------       --------   ---------
     Total Increase (Decrease) in Net Assets.............     8,348     6,165       71,124        194,585      21,746
Net Assets
  Beginning of Period....................................    59,092    52,927           --        457,311     435,565
                                                            -------   -------      -------       --------   ---------
  End of Period..........................................   $67,440   $59,092      $71,124       $651,896   $ 457,311
                                                            =======   =======      =======       ========   =========
(1) Shares Issued and Redeemed:
  Shares Issued..........................................        --       598        6,611         13,672      20,152
  Shares Issued in Lieu of Cash Distributions............        72       251           39          1,221         513
  Shares Redeemed........................................        --        --         (332)        (1,674)    (19,550)
                                                            -------   -------      -------       --------   ---------
     Net Increase (Decrease) from Shares Issued and
      Redeemed...........................................        72       849        6,318         13,219       1,115
                                                            =======   =======      =======       ========   =========
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)........................   $   574   $   304      $   350       $  2,215   $   1,303

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $22, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                            U.S. Social Core Equity 2 Portfolio
                                     --------------------------------------------------------------------------
                                                                                             Period        Period
                                     Six Months      Year      Year      Year      Year     Dec. 1,       Oct. 1,
                                        Ended       Ended     Ended     Ended     Ended     2007 to      2007(a) to
                                      April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,      Nov. 30,
                                        2013         2012      2011      2010      2009       2008          2007
-----------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................  $   9.31     $   8.32  $   7.83  $   6.57  $  6.12  $  9.33       $ 10.00
                                      --------     --------  --------  --------  -------  -------       -------
Income from Investment Operations
---------------------------------
  Net Investment Income
   (Loss) (A).......................      0.09         0.14      0.11      0.10     0.10     0.12          0.02
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      1.42         0.98      0.48      1.25     0.46    (3.21)        (0.69)
                                      --------     --------  --------  --------  -------  -------       -------
   Total from Investment
    Operations......................      1.51         1.12      0.59      1.35     0.56    (3.09)        (0.67)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............     (0.09)       (0.13)    (0.10)    (0.09)   (0.11)   (0.12)           --
  Net Realized Gains................     (0.09)          --        --        --       --       --            --
                                      --------     --------  --------  --------  -------  -------       -------
   Total Distributions..............     (0.18)       (0.13)    (0.10)    (0.09)   (0.11)   (0.12)           --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......  $  10.64     $   9.31  $   8.32  $   7.83  $  6.57  $  6.12       $  9.33
===================================  ===========   ========  ========  ========  ======== ========     ==========
Total Return........................     16.52%(C)    13.63%     7.57%    20.75%    9.49%  (33.48)%(C)    (6.70)%(C)
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................  $314,500     $268,734  $189,172  $120,881  $76,815  $30,363       $35,489
Ratio of Expenses to Average Net
 Assets.............................      0.30%(B)     0.33%     0.35%     0.33%    0.41%    0.49%(B)      0.53%(B)(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid Indirectly).....      0.30%(B)     0.33%     0.35%     0.33%    0.41%    0.49%(B)      0.53%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets.................      1.88%(B)     1.60%     1.28%     1.32%    1.62%    1.56%(B)      1.55%(B)(D)
Portfolio Turnover Rate.............        12%(C)       13%       12%       13%       8%       7%(C)         0%(C)
-----------------------------------------------------------------------------------------------------------------------

                                                     U.S. Sustainability Core 1 Portfolio
                                     -------------------------------------------------------------
                                                                                              Period
                                     Six Months      Year      Year      Year      Year     March 12,
                                        Ended       Ended     Ended     Ended     Ended     2008(a) to
                                      April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,
                                        2013         2012      2011      2010      2009        2008
---------------------------------------------------------------------------------------------------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................  $  11.43     $  10.13  $   9.57  $   8.15  $  7.39   $ 10.00
                                      --------     --------  --------  --------  -------   -------
Income from Investment Operations
---------------------------------
  Net Investment Income
   (Loss) (A).......................      0.11         0.18      0.14      0.13     0.14      0.10
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      1.70         1.29      0.56      1.42     0.77     (2.64)
                                      --------     --------  --------  --------  -------   -------
   Total from Investment
    Operations......................      1.81         1.47      0.70      1.55     0.91     (2.54)
---------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............     (0.12)       (0.17)    (0.14)    (0.13)   (0.15)    (0.07)
  Net Realized Gains................     (0.05)          --        --        --       --        --
                                      --------     --------  --------  --------  -------   -------
   Total Distributions..............     (0.17)       (0.17)    (0.14)    (0.13)   (0.15)    (0.07)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......  $  13.07     $  11.43  $  10.13  $   9.57  $  8.15   $  7.39
===================================  ===========   ========  ========  ========  ======== ==========
Total Return........................     16.01%(C)    14.60%     7.31%    19.15%   12.69%   (25.62)%(C)
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................  $248,436     $195,179  $148,066  $127,397  $85,299   $51,194
Ratio of Expenses to Average Net
 Assets.............................      0.34%(B)     0.37%     0.37%     0.37%    0.37%     0.37%(B)(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid Indirectly).....      0.33%(B)     0.35%     0.35%     0.37%    0.47%     0.61%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets.................      1.79%(B)     1.63%     1.39%     1.46%    1.97%     1.74%(B)(D)
Portfolio Turnover Rate.............         2%(C)        9%       14%        6%      18%       12%(C)
---------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                           International Sustainability Core 1 Portfolio
                                               --------------------------------------------------------------
                                                                                                         Period
                                               Six Months      Year       Year      Year      Year     March 12,
                                                  Ended       Ended      Ended     Ended     Ended     2008(a) to
                                                April 30,    Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,
                                                  2013         2012       2011      2010      2009        2008
---------------------------------------------------------------------------------------------------------------------
                                               (Unaudited)
Net Asset Value, Beginning of Period..........  $   7.89     $   7.73  $   8.39   $   7.70  $  6.00   $ 10.00
                                                --------     --------  --------   --------  -------   -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)............      0.11         0.23      0.23       0.17     0.16      0.17
  Net Gains (Losses) on Securities (Realized
   and Unrealized)............................      1.12         0.15     (0.66)      0.68     1.70     (4.03)
                                                --------     --------  --------   --------  -------   -------
   Total from Investment Operations...........      1.23         0.38     (0.43)      0.85     1.86     (3.86)
---------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.......................     (0.06)       (0.21)    (0.23)     (0.16)   (0.16)    (0.14)
  Net Realized Gains..........................        --        (0.01)       --         --       --        --
                                                --------     --------  --------   --------  -------   -------
   Total Distributions........................     (0.06)       (0.22)    (0.23)     (0.16)   (0.16)    (0.14)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................  $   9.06     $   7.89  $   7.73   $   8.39  $  7.70   $  6.00
============================================== ===========   ========  ========   ========  ======== ==========
Total Return..................................     15.72%(C)     5.18%    (5.41)%    11.29%   31.56%   (39.13)%(C)
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).........  $179,234     $145,055  $116,447   $106,545  $74,124   $37,655
Ratio of Expenses to Average Net Assets.......      0.52%(B)     0.57%     0.57%      0.57%    0.57%     0.57%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of
 Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)........      0.50%(B)     0.56%     0.54%      0.55%    0.66%     1.00%(B)(D)
Ratio of Net Investment Income to Average Net
 Assets.......................................      2.70%(B)     2.96%     2.66%      2.15%    2.57%     3.18%(B)(D)
Portfolio Turnover Rate.......................         1%(C)       11%       13%         7%       7%        2%(C)
---------------------------------------------------------------------------------------------------------------------

                                                          DFA International Value ex Tobacco Portfolio
                                               -----------------------------------------------------------
                                                                                                      Period
                                               Six Months      Year     Year      Year     Year      June 30,
                                                  Ended       Ended    Ended     Ended    Ended     2008(a) to
                                                April 30,    Oct. 31, Oct. 31,  Oct. 31, Oct. 31,    Oct. 31,
                                                  2013         2012     2011      2010     2009        2008
-----------------------------------------------------------------------------------------------------------------
                                               (Unaudited)
Net Asset Value, Beginning of Period..........   $  7.82     $  7.89  $  8.87   $  8.22  $  6.33   $ 10.00
                                                 -------     -------  -------   -------  -------   -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)............      0.11        0.26     0.27      0.19     0.20      0.08
  Net Gains (Losses) on Securities (Realized
   and Unrealized)............................      0.99       (0.08)   (0.99)     0.64     1.90     (3.72)
                                                 -------     -------  -------   -------  -------   -------
   Total from Investment Operations...........      1.10        0.18    (0.72)     0.83     2.10     (3.64)
-----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.......................     (0.08)      (0.25)   (0.26)    (0.18)   (0.21)    (0.03)
  Net Realized Gains..........................        --          --       --        --       --        --
                                                 -------     -------  -------   -------  -------   -------
   Total Distributions........................     (0.08)      (0.25)   (0.26)    (0.18)   (0.21)    (0.03)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................   $  8.84     $  7.82  $  7.89   $  8.87  $  8.22   $  6.33
============================================== ===========   ======== ========  ======== ======== ==========
Total Return..................................     14.12%(C)    2.61%   (8.37)%   10.49%   33.74%   (36.47)%(C)
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).........   $67,440     $59,092  $52,927   $64,645  $49,627   $31,792
Ratio of Expenses to Average Net Assets.......      0.60%(B)    0.60%    0.60%     0.60%    0.60%     0.60%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of
 Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)........      0.58%(B)    0.62%    0.61%     0.62%    0.70%     0.66%(B)(D)
Ratio of Net Investment Income to Average Net
 Assets.......................................      2.72%(B)    3.43%    2.99%     2.30%    2.98%     2.18%(B)(D)
Portfolio Turnover Rate.......................         9%(C)      16%      21%       23%      32%        1%(C)
-----------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                         International Social Core
                             Equity Portfolio                      Emerging Markets Social Core Equity Portfolio
                         ------------------------- -----------------------------------------------------------------------------
                                  Period                                                                     Period
                                  Nov. 1,          Six Months      Year       Year      Year      Year      Dec. 1,       Year
                                2012(a) to            Ended       Ended      Ended     Ended     Ended      2007 to      Ended
                                 April 30,          April 30,    Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,    Nov. 30,
                                   2013               2013         2012       2011      2010      2009        2008        2007
---------------------------------------------------------------------------------------------------------------------------------
                                (Unaudited)        (Unaudited)
Net Asset Value,
 Beginning of Period....          $ 10.00           $  12.55     $  12.33  $  14.80   $  11.51  $   6.92  $  16.27      $  11.46
                                  -------           --------     --------  --------   --------  --------  --------      --------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A)...........             0.16               0.07         0.24      0.28       0.20      0.18      0.30          0.28
 Net Gains (Losses) on
   Securities
   (Realized and
   Unrealized)..........             1.22               0.93         0.17     (1.85)      3.29      4.59     (8.28)         4.74
                                  -------           --------     --------  --------   --------  --------  --------      --------
   Total from
    Investment
    Operations..........             1.38               1.00         0.41     (1.57)      3.49      4.77     (7.98)         5.02
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..            (0.12)             (0.06)       (0.19)    (0.30)     (0.20)    (0.18)    (0.32)        (0.21)
 Net Realized Gains.....               --              (0.36)          --     (0.60)        --        --     (1.05)           --
                                  -------           --------     --------  --------   --------  --------  --------      --------
   Total Distributions..            (0.12)             (0.42)       (0.19)    (0.90)     (0.20)    (0.18)    (1.37)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End
 of Period..............          $ 11.26           $  13.13     $  12.55  $  12.33   $  14.80  $  11.51  $   6.92      $  16.27
=======================  ========================= ===========   ========  ========   ========  ========  ========      ========
Total Return............            13.94%(C)           8.00%(C)     3.41%   (11.29)%    30.63%    69.84%   (53.24)%(C)    44.12%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (thousands).....          $71,124           $651,896     $457,311  $435,565   $615,735  $460,705  $215,101      $482,671
Ratio of Expenses to
 Average Net Assets.....             0.60%(B)           0.69%(B)     0.75%     0.70%      0.67%     0.70%     0.66%(B)      0.66%
Ratio of Expenses to
 Average Net Assets
 (Excluding Waivers
 and Assumption of
 Expenses and/or
 Recovery of
 Previously Waived
 Fees and Fees Paid
 Indirectly)............             0.67%(B)           0.69%(B)     0.75%     0.71%      0.67%     0.70%     0.66%(B)      0.66%
Ratio of Net
 Investment Income to
 Average Net Assets.....             3.04%(B)           1.14%(B)     1.92%     1.99%      1.57%     2.10%     2.54%(B)      2.02%
Portfolio Turnover Rate.                5%(C)              1%(C)       44%       28%        14%        4%       13%(C)        12%
---------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers seventy-five operational portfolios, six of which, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (the "Portfolios"), are included in this report. The remaining sixty-nine portfolios are presented in separate reports.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio (the "Domestic Equity Portfolios") and International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Social Core Equity Portfolio is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2013, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              U.S. Social Core Equity 2 Portfolio........... 0.25%
              U.S. Sustainability Core 1 Portfolio.......... 0.29%
              International Sustainability Core 1 Portfolio. 0.42%
              DFA International Value ex Tobacco Portfolio.. 0.45%
              International Social Core Equity Portfolio.... 0.37%
              Emerging Markets Social Core Equity Portfolio. 0.55%

   Pursuant to an Amended Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive all or a portion of its advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2013, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and previously waived fees subject to future recovery by the Advisor as reflected below (amounts in thousands). The Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Fund, on behalf of the

Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                  Previously
                                                                  Recovery       Waived Fees/
                                                    Expense    of Previously   Expenses Assumed
                                                   Limitation   Waived Fees/   Subject to Future
                                                     Amount   Expenses Assumed     Recovery
-                                                  ---------- ---------------- -----------------
U.S. Social Core Equity 2 Portfolio (1)...........    0.60%          --                --
U.S. Sustainability Core 1 Portfolio (2)..........    0.37%         $ 5                --
International Sustainability Core 1 Portfolio (2).    0.57%          13                --
DFA International Value ex Tobacco Portfolio (3)..    0.60%           9               $27
International Social Core Equity Portfolio (2)....    0.60%           2                18
Emerging Markets Social Core Equity Portfolio (2).    0.85%          --                --

   (1) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce U.S. Social Core Equity 2 Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") so that the Portfolio Expenses do not exceed the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the ordinary operating expenses of U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (excluding the expenses that a Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses for each such Portfolio to the rates listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a Portfolio are less than the Portfolio's Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Portfolio's Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume DFA International Value ex Tobacco Portfolio's expenses (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                          Fees Paid
                                                          Indirectly
           -                                              ----------
           International Sustainability Core 1 Portfolio.    $ 1
           DFA International Value ex Tobacco Portfolio..     --
           International Social Core Equity Portfolio....      1
           Emerging Markets Social Core Equity Portfolio.      5

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               U.S. Social Core Equity 2 Portfolio........... $ 3
               U.S. Sustainability Core 1 Portfolio..........   3
               International Sustainability Core 1 Portfolio.   3
               DFA International Value ex Tobacco Portfolio..   2
               International Social Core Equity Portfolio....  --
               Emerging Markets Social Core Equity Portfolio.  14

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                       Purchases  Sales
                                                       --------- -------
        U.S. Social Core Equity 2 Portfolio........... $ 37,374  $33,312
        U.S. Sustainability Core 1 Portfolio..........   25,827    3,502
        International Sustainability Core 1 Portfolio.   14,812    1,609
        DFA International Value ex Tobacco Portfolio..    6,653    5,802
        International Social Core Equity Portfolio....   67,345    2,584
        Emerging Markets Social Core Equity Portfolio.  167,767    8,104

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to net foreign currency gains/losses, non-deductible expenses, realized gains on securities considered to be "passive foreign investment companies", and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                  Increase       Increase
                                                                 (Decrease)     (Decrease)
                                                  Increase     Undistributed   Accumulated
                                                 (Decrease)    Net Investment  Net Realized
                                               Paid-In Capital     Income     Gains (Losses)
-                                              --------------- -------------- --------------
U.S. Social Core Equity 2 Portfolio...........     $  254          $(139)        $  (115)
U.S. Sustainability Core 1 Portfolio..........         --             --              --
International Sustainability Core 1 Portfolio.        104           (126)             22
DFA International Value ex Tobacco Portfolio..         --            (12)             12
Emerging Markets Social Core Equity Portfolio.      4,335           (115)         (4,220)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                               Net Investment
                                                 Income and
                                                 Short-Term     Long-Term
                                               Capital Gains  Capital Gains  Total
-                                              -------------- ------------- -------
U.S. Social Core Equity 2 Portfolio
2011..........................................    $ 1,947             --    $ 1,947
2012..........................................      3,292        $   115      3,407
U.S. Sustainability Core 1 Portfolio
2011..........................................      1,894             --      1,894
2012..........................................      2,611             --      2,611
International Sustainability Core 1 Portfolio
2011..........................................      3,306              8      3,314
2012..........................................      3,619             91      3,710
DFA International Value ex Tobacco Portfolio
2011..........................................      1,765             --      1,765
2012..........................................      1,801             --      1,801
Emerging Markets Social Core Equity Portfolio
2011..........................................     13,078         37,649     50,727
2012..........................................      7,239          3,548     10,787

   At October 31, 2012, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                               Net Investment
                                                 Income and
                                                 Short-Term     Long-Term
                                               Capital Gains  Capital Gains Total
-                                              -------------- ------------- ------
U.S. Social Core Equity 2 Portfolio...........      $139         $  115     $  254
International Sustainability Core 1 Portfolio.       104             --        104
Emerging Markets Social Core Equity Portfolio.       787          3,548      4,335

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                               Undistributed                                Total Net
                                               Net Investment                             Distributable
                                                 Income and   Undistributed                 Earnings
                                                 Short-Term     Long-Term   Capital Loss  (Accumulated
                                               Capital Gains  Capital Gains Carryforwards    Losses)
-                                              -------------- ------------- ------------- -------------
U.S. Social Core Equity 2 Portfolio...........     $  545        $ 2,723           --        $ 3,268
U.S. Sustainability Core 1 Portfolio..........        550            905           --          1,455
International Sustainability Core 1 Portfolio.        586             --        $ (55)           531
DFA International Value ex Tobacco Portfolio..        323             --         (645)          (322)
Emerging Markets Social Core Equity Portfolio.      1,495         14,105           --         15,600

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                               Expires on October 31,
                                               ----------------------
                                                        2017          Unlimited Total
                                               ---------------------- --------- -----
International Sustainability Core 1 Portfolio.            --            $ 55    $ 55
DFA International Value ex Tobacco Portfolio..          $490             155     645

   During the year ended October 31, 2012, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands).

                  U.S. Social Core Equity 2 Portfolio.. $1,398
                  U.S. Sustainability Core 1 Portfolio.  1,224

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                       Net
                                                                                    Unrealized
                                               Federal   Unrealized   Unrealized   Appreciation
                                               Tax Cost Appreciation Depreciation (Depreciation)
                                               -------- ------------ ------------ --------------
U.S. Social Core Equity 2 Portfolio........... $346,959   $ 78,808     $ (9,062)     $69,746
U.S. Sustainability Core 1 Portfolio..........  270,059     72,869       (5,047)      67,822
International Sustainability Core 1 Portfolio.  181,320     38,130      (15,883)      22,247
DFA International Value ex Tobacco Portfolio..   74,239      8,791       (9,312)        (521)
International Social Core Equity Portfolio....   72,300      7,399       (1,845)       5,554
Emerging Markets Social Core Equity Portfolio.  612,490    135,355      (50,788)      84,567

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. Futures Contracts: The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the U.S. Social Core Equity 2 Portfolio's location and value of derivative instrument holdings on the U.S. Social Core Equity 2 Portfolio's Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2013 (amounts in thousands):

                                          Location on the Statements  Equity
                                                of Operations        Contracts
                                          -------------------------- ---------
                                           Net Realized Gain (Loss)
  U.S. Social Core Equity 2 Portfolio*     on: Futures                 $175

   * As of April 30, 2013, there were no futures contracts outstanding. During the six months ended April 30, 2013 the Portfolio had limited activity in futures contracts.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New

York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

                                                 Weighted      Weighted    Number of   Interest Maximum Amount
                                                  Average      Average        Days     Expense  Borrowed During
                                               Interest Rate Loan Balance Outstanding* Incurred   the Period
                                               ------------- ------------ ------------ -------- ---------------
U.S. Social Core Equity 2 Portfolio...........     0.90%        $2,477         10        $ 1        $3,478
U.S. Sustainability Core 1 Portfolio..........     0.93%           762          5         --           971
International Sustainability Core 1 Portfolio.     0.90%           103          7         --           149
DFA International Value ex Tobacco
  Portfolio...................................     0.90%            11         19         --            65
International Social Core Equity Portfolio....     0.89%           863         20         --         1,398
Emerging Markets Social Core Equity
  Portfolio...................................     0.92%         1,761          3         --         2,832

   * Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013 that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under this line of credit as of April 30, 2013.

I. Securities Lending:

   As of April 30, 2013, the Portfolios had securities on loan to brokers/dealers, for which they received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                         Market Value
                                                         ------------
          U.S. Social Core Equity 2 Portfolio...........    $  681
          U.S. Sustainability Core 1 Portfolio..........       668
          International Sustainability Core 1 Portfolio.     1,147
          DFA International Value ex Tobacco Portfolio..       646
          International Social Core Equity Portfolio....       691
          Emerging Markets Social Core Equity Portfolio.     6,351

   The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolios had no in-kind redemptions.

L. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

M. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                Approximate
                                                                 Percentage
                                                   Number of   of Outstanding
                                                  Shareholders     Shares
                                                  ------------ --------------
   U.S. Social Core Equity 2 Portfolio...........      4             69%
   U.S. Sustainability Core 1 Portfolio..........      4             95%
   International Sustainability Core 1 Portfolio.      3             95%
   DFA International Value ex Tobacco Portfolio..      3             98%
   International Social Core Equity Portfolio....      3             69%
   Emerging Markets Social Core Equity Portfolio.      6             54%

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited each serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing the Funds and other "non-1940 Act registered" investment vehicles. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-014S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

DFA Investment Dimensions Group Inc.
Tax-Managed U.S. Marketwide Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio

The DFA Investment Trust Company
Tax-Managed U.S. Marketwide Value Series

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                              SEMI-ANNUAL REPORT

                                  (Unaudited)

                               Table of Contents

                                                                                 Page
                                                                                 ----
Letter to Shareholders
Definitions of Abbreviations and Footnotes......................................   1
DFA Investment Dimensions Group Inc.
   Disclosure of Fund Expenses..................................................   2
   Disclosure of Portfolio Holdings.............................................   4
   Schedule of Investments/Summary Schedules of Portfolio Holdings
       Tax-Managed U.S. Marketwide Value Portfolio..............................   6
       Tax-Managed U.S. Equity Portfolio........................................   7
       Tax-Managed U.S. Targeted Value Portfolio................................  10
       Tax-Managed U.S. Small Cap Portfolio.....................................  13
       T.A. U.S. Core Equity 2 Portfolio........................................  16
       Tax-Managed DFA International Value Portfolio............................  19
       T.A. World ex U.S. Core Equity Portfolio.................................  23
   Statements of Assets and Liabilities.........................................  29
   Statements of Operations.....................................................  31
   Statements of Changes in Net Assets..........................................  33
   Financial Highlights.........................................................  35
   Notes to Financial Statements................................................  39
The DFA Investment Trust Company - The Tax-Managed U.S. Marketwide Value Series
   Disclosure of Fund Expenses..................................................  52
   Disclosure of Portfolio Holdings.............................................  53
   Summary Schedule of Portfolio Holdings.......................................  54
   Statement of Assets and Liabilities..........................................  57
   Statement of Operations......................................................  58
   Statements of Changes in Net Assets..........................................  59
   Financial Highlights.........................................................  60
   Notes to Financial Statements................................................  61
Voting Proxies on Fund Portfolio Securities.....................................  67
Board Approval of Investment Advisory Agreements................................  68

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
FNMA    Federal National Mortgage Association
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than
        1.0% of the net assets of the Fund. Some of the individual securities within this category may include
        Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Annualized
(C)     Non-Annualized
(D)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.
(E)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                       Six Months Ended April 30, 2013
EXPENSE TABLES
                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------

Tax-Managed U.S. Marketwide Value Portfolio**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,183.60    0.38%    $2.06
Hypothetical 5% Annual Return................. $1,000.00 $1,022.91    0.38%    $1.91

Tax-Managed U.S. Equity Portfolio
---------------------------------
Actual Fund Return............................ $1,000.00 $1,149.10    0.22%    $1.17
Hypothetical 5% Annual Return................. $1,000.00 $1,023.70    0.22%    $1.10

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------
Tax-Managed U.S. Targeted Value Portfolio
-----------------------------------------
Actual Fund Return............................ $1,000.00 $1,193.80    0.44%    $2.39
Hypothetical 5% Annual Return................. $1,000.00 $1,022.61    0.44%    $2.21

Tax-Managed U.S. Small Cap Portfolio
------------------------------------
Actual Fund Return............................ $1,000.00 $1,164.80    0.53%    $2.84
Hypothetical 5% Annual Return................. $1,000.00 $1,022.17    0.53%    $2.66

T.A. U.S. Core Equity 2 Portfolio
---------------------------------
Actual Fund Return............................ $1,000.00 $1,166.80    0.24%    $1.29
Hypothetical 5% Annual Return................. $1,000.00 $1,023.60    0.24%    $1.20

Tax-Managed DFA International Value Portfolio
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,136.30    0.54%    $2.86
Hypothetical 5% Annual Return................. $1,000.00 $1,022.12    0.54%    $2.71

T.A. World ex U.S. Core Equity Portfolio
----------------------------------------
Actual Fund Return............................ $1,000.00 $1,138.50    0.47%    $2.49
Hypothetical 5% Annual Return................. $1,000.00 $1,022.46    0.47%    $2.36

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's
50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which present portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

FEEDER FUND

                                                Affiliated Investment Company
                                                -----------------------------
   Tax-Managed U.S. Marketwide Value Portfolio.             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       Tax-Managed U.S. Equity Portfolio
              Consumer Discretionary.......................  13.1%
              Consumer Staples.............................  10.2%
              Energy.......................................  10.3%
              Financials...................................  14.2%
              Health Care..................................  12.6%
              Industrials..................................  11.3%
              Information Technology.......................  17.8%
              Materials....................................   3.9%
              Other........................................    --
              Telecommunication Services...................   2.8%
              Utilities....................................   3.8%
                                                            -----
                                                            100.0%

                   Tax-Managed U.S. Targeted Value Portfolio
              Consumer Discretionary.......................  18.1%
              Consumer Staples.............................   4.4%
              Energy.......................................   8.4%
              Financials...................................  26.1%
              Health Care..................................   6.3%
              Industrials..................................  15.4%
              Information Technology.......................  11.4%
              Materials....................................   9.0%
              Other........................................    --
              Telecommunication Services...................   0.6%
              Utilities....................................   0.3%
                                                            -----
                                                            100.0%

                     Tax-Managed U.S. Small Cap Portfolio
              Consumer Discretionary.......................  17.6%
              Consumer Staples.............................   4.6%
              Energy.......................................   5.3%
              Financials...................................  19.6%
              Health Care..................................   9.5%
              Industrials..................................  17.6%
              Information Technology.......................  16.6%
              Materials....................................   5.8%
              Other........................................    --
              Telecommunication Services...................   0.7%
              Utilities....................................   2.7%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

                       T.A. U.S. Core Equity 2 Portfolio
              Consumer Discretionary.......................  14.7%
              Consumer Staples.............................   6.4%
              Energy.......................................  11.6%
              Financials...................................  19.8%
              Health Care..................................  10.7%
              Industrials..................................  13.5%
              Information Technology.......................  12.8%
              Materials....................................   5.0%
              Other........................................    --
              Telecommunication Services...................   3.1%
              Utilities....................................   2.4%
                                                            -----
                                                            100.0%

                 Tax-Managed DFA International Value Portfolio
              Consumer Discretionary.......................   8.8%
              Consumer Staples.............................   5.4%
              Energy.......................................  12.4%
              Financials...................................  37.1%
              Health Care..................................   1.4%
              Industrials..................................   9.4%
              Information Technology.......................   3.8%
              Materials....................................  11.3%
              Other........................................    --
              Telecommunication Services...................   7.3%
              Utilities....................................   3.1%
                                                            -----
                                                            100.0%

                   T.A. World ex U.S. Core Equity Portfolio
              Consumer Discretionary.......................  13.1%
              Consumer Staples.............................   7.3%
              Energy.......................................   8.1%
              Financials...................................  27.0%
              Health Care..................................   4.8%
              Industrials..................................  15.6%
              Information Technology.......................   6.8%
              Materials....................................  11.3%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.1%
              Utilities....................................   2.9%
                                                            -----
                                                            100.0%

                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                    Value+
                                                                --------------
 AFFILIATED INVESTMENT COMPANY -- (100.0%)
 Investment in The Tax-Managed U.S. Marketwide Value Series of
   The DFA Investment Trust Company............................ $2,735,693,298
                                                                --------------
    TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
      (Cost $1,824,488,907).................................... $2,735,693,298
                                                                ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)


                                                                 Percentage
                                         Shares      Value+    of Net Assets**
                                         ------      ------    ---------------
 COMMON STOCKS -- (84.3%)
 Consumer Discretionary -- (11.1%)
 #*  Amazon.com, Inc...................    38,978 $  9,893,006            0.6%
     Comcast Corp. Class A.............   224,903    9,288,494            0.5%
     Home Depot, Inc. (The)............   159,145   11,673,286            0.7%
 #   McDonald's Corp...................   107,439   10,973,819            0.6%
 #   Walt Disney Co. (The).............   182,866   11,491,299            0.7%
     Other Securities..................            180,233,547           10.0%
                                                  ------------           -----
 Total Consumer Discretionary..........            233,553,451           13.1%
                                                  ------------           -----
 Consumer Staples -- (8.6%)
 #   Altria Group, Inc.................   215,769    7,877,726            0.4%
     Coca-Cola Co. (The)...............   431,007   18,244,526            1.0%
     CVS Caremark Corp.................   131,532    7,652,532            0.4%
     PepsiCo, Inc......................   165,678   13,663,465            0.8%
     Philip Morris International, Inc..   175,170   16,744,500            0.9%
     Procter & Gamble Co. (The)........   294,032   22,572,837            1.3%
     Wal-Mart Stores, Inc..............   196,680   15,285,970            0.9%
     Other Securities..................             79,642,342            4.5%
                                                  ------------           -----
 Total Consumer Staples................            181,683,898           10.2%
                                                  ------------           -----
 Energy -- (8.7%)
     Chevron Corp......................   208,957   25,494,844            1.4%
     ConocoPhillips....................   123,959    7,493,322            0.4%
     Exxon Mobil Corp..................   484,055   43,076,054            2.4%
     Occidental Petroleum Corp.........    82,703    7,382,070            0.4%
     Schlumberger, Ltd.................   142,490   10,605,531            0.6%
     Other Securities..................             88,307,411            5.0%
                                                  ------------           -----
 Total Energy..........................            182,359,232           10.2%
                                                  ------------           -----
 Financials -- (12.0%)
     American Express Co...............   105,740    7,233,673            0.4%
     Bank of America Corp.............. 1,156,960   14,242,178            0.8%
 *   Berkshire Hathaway, Inc. Class B..   183,795   19,541,084            1.1%
     Citigroup, Inc....................   326,729   15,245,175            0.9%
     Goldman Sachs Group, Inc. (The)...    47,842    6,988,281            0.4%
     JPMorgan Chase & Co...............   412,489   20,216,086            1.2%
     U.S. Bancorp......................   198,344    6,600,888            0.4%
     Wells Fargo & Co..................   538,900   20,467,422            1.2%
     Other Securities..................            141,977,364            7.7%
                                                  ------------           -----
 Total Financials......................            252,512,151           14.1%
                                                  ------------           -----
 Health Care -- (10.6%)
     AbbVie, Inc.......................   167,626    7,719,177            0.4%
     Amgen, Inc........................    79,963    8,332,944            0.5%
     Bristol-Myers Squibb Co...........   175,055    6,953,185            0.4%
 #*  Gilead Sciences, Inc..............   162,654    8,236,799            0.5%
     Johnson & Johnson.................   300,958   25,650,650            1.4%
     Merck & Co., Inc..................   323,062   15,183,914            0.9%
     Pfizer, Inc.......................   774,579   22,517,012            1.3%
     UnitedHealth Group, Inc...........   108,703    6,514,571            0.4%
     Other Securities..................            122,303,120            6.7%
                                                  ------------           -----
 Total Health Care.....................            223,411,372           12.5%
                                                  ------------           -----

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------
Industrials -- (9.5%)
#     3M Co......................................     70,092 $    7,339,333            0.4%
      Boeing Co. (The)...........................     76,270      6,971,841            0.4%
      General Electric Co........................  1,121,832     25,005,635            1.4%
      Union Pacific Corp.........................     50,016      7,400,367            0.4%
#     United Parcel Service, Inc. Class B........     77,829      6,680,841            0.4%
#     United Technologies Corp...................     93,458      8,531,781            0.5%
      Other Securities...........................               138,313,553            7.7%
                                                             --------------          ------
Total Industrials................................               200,243,351           11.2%
                                                             --------------          ------
Information Technology -- (15.0%)
      Apple, Inc.................................     95,889     42,454,855            2.4%
      Cisco Systems, Inc.........................    571,426     11,954,232            0.7%
*     Google, Inc. Class A.......................     29,051     23,954,583            1.4%
#     Intel Corp.................................    512,408     12,272,172            0.7%
#     International Business Machines Corp.......    113,565     23,001,455            1.3%
#     Microsoft Corp.............................    793,236     26,256,112            1.5%
      Oracle Corp................................    406,316     13,319,038            0.8%
      QUALCOMM, Inc..............................    184,109     11,344,797            0.7%
      Visa, Inc. Class A.........................     56,980      9,598,851            0.6%
      Other Securities...........................               141,632,501            7.6%
                                                             --------------          ------
Total Information Technology.....................               315,788,596           17.7%
                                                             --------------          ------
Materials -- (3.3%)
      Other Securities...........................                69,730,784            3.9%
                                                             --------------          ------
Other -- (0.0%)
      Other Securities...........................                         6            0.0%
                                                             --------------          ------

Telecommunication Services -- (2.3%)
#     AT&T, Inc..................................    581,561     21,785,275            1.2%
#     Verizon Communications, Inc................    306,241     16,509,452            0.9%
      Other Securities...........................                11,142,464            0.7%
                                                             --------------          ------
Total Telecommunication Services.................                49,437,191            2.8%
                                                             --------------          ------
Utilities -- (3.2%)
      Other Securities...........................                67,456,400            3.8%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             1,776,176,432           99.5%
                                                             --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                     3,950            0.0%
                                                             --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves.  6,943,118      6,943,118            0.4%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------                         -
                                                    (000)
SECURITIES LENDING COLLATERAL -- (15.4%)
(S)@  DFA Short Term Investment Fund............. 28,051,658    324,557,688           18.2%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,338,761,445)........................              $2,107,681,188          118.1%
                                                             ==============          ======

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  233,553,451           --   --    $  233,553,451
  Consumer Staples............    181,683,898           --   --       181,683,898
  Energy......................    182,359,232           --   --       182,359,232
  Financials..................    252,511,997 $        154   --       252,512,151
  Health Care.................    223,409,228        2,144   --       223,411,372
  Industrials.................    200,243,351           --   --       200,243,351
  Information Technology......    315,788,596           --   --       315,788,596
  Materials...................     69,730,784           --   --        69,730,784
  Other.......................             --            6   --                 6
  Telecommunication Services..     49,437,191           --   --        49,437,191
  Utilities...................     67,456,400           --   --        67,456,400
Rights/Warrants...............             --        3,950   --             3,950
Temporary Cash Investments....      6,943,118           --   --         6,943,118
Securities Lending Collateral.             --  324,557,688   --       324,557,688
                               -------------- ------------   --    --------------
TOTAL......................... $1,783,117,246 $324,563,942   --    $2,107,681,188
                               ============== ============   ==    ==============


                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                             Shares      Value+    of Net Assets**
                                             ------      ------    ---------------
COMMON STOCKS -- (88.3%)
Consumer Discretionary -- (16.0%)
#*  Cabela's, Inc..........................   228,775 $ 14,687,355            0.5%
    Dillard's, Inc. Class A................   350,067   28,849,021            1.1%
#   GameStop Corp. Class A.................   431,501   15,059,385            0.6%
#*  Iconix Brand Group, Inc................   357,800   10,250,970            0.4%
#   Lennar Corp. Class A...................   325,800   13,429,476            0.5%
*   Mohawk Industries, Inc.................   190,548   21,127,962            0.8%
#   Whirlpool Corp.........................    89,628   10,242,688            0.4%
    Other Securities.......................            379,358,335           13.7%
                                                      ------------           -----
Total Consumer Discretionary...............            493,005,192           18.0%
                                                      ------------           -----
Consumer Staples -- (3.9%)
*   Constellation Brands, Inc. Class A.....   317,371   15,662,259            0.6%
#*  Hain Celestial Group, Inc. (The).......   151,530    9,887,332            0.4%
*   Smithfield Foods, Inc..................   404,799   10,362,854            0.4%
    Other Securities.......................             84,286,333            3.0%
                                                      ------------           -----
Total Consumer Staples.....................            120,198,778            4.4%
                                                      ------------           -----
Energy -- (7.4%)
#   Bristow Group, Inc.....................   174,043   10,999,518            0.4%
*   Helix Energy Solutions Group, Inc......   562,740   12,965,530            0.5%
#   HollyFrontier Corp.....................   209,593   10,364,374            0.4%
#   Patterson-UTI Energy, Inc..............   473,266    9,981,180            0.4%
*   Plains Exploration & Production Co.....   372,716   16,846,763            0.6%
*   Rowan Cos. P.L.C. Class A..............   328,885   10,698,629            0.4%
    Tesoro Corp............................   419,582   22,405,679            0.8%
#   Western Refining, Inc..................   378,467   11,698,415            0.4%
    Other Securities.......................            123,922,171            4.5%
                                                      ------------           -----
Total Energy...............................            229,882,259            8.4%
                                                      ------------           -----
Financials -- (23.1%)
    Allied World Assurance Co. Holdings AG.   155,508   14,121,682            0.5%
*   American Capital, Ltd.................. 1,164,025   17,611,698            0.7%
    American Financial Group, Inc..........   370,385   17,878,484            0.7%
#   Aspen Insurance Holdings, Ltd..........   254,728    9,728,062            0.4%
    Assurant, Inc..........................   331,133   15,742,063            0.6%
    Axis Capital Holdings, Ltd.............   288,525   12,876,871            0.5%
    CNO Financial Group, Inc............... 1,264,042   14,308,955            0.5%
    Everest Re Group, Ltd..................   104,016   14,041,120            0.5%
#   Legg Mason, Inc........................   349,011   11,119,490            0.4%
    NASDAQ OMX Group, Inc. (The)...........   406,131   11,972,742            0.4%
#   PartnerRe, Ltd.........................   163,753   15,448,458            0.6%
    Platinum Underwriters Holdings, Ltd....   177,200   10,056,100            0.4%
#   Protective Life Corp...................   263,755   10,038,515            0.4%
    Reinsurance Group of America, Inc......   235,808   14,749,790            0.5%
    Other Securities.......................            522,776,832           18.9%
                                                      ------------           -----
Total Financials...........................            712,470,862           26.0%
                                                      ------------           -----
Health Care -- (5.5%)
    Community Health Systems, Inc..........   220,160   10,032,691            0.4%
    Coventry Health Care, Inc..............   383,447   18,999,799            0.7%
*   LifePoint Hospitals, Inc...............   217,915   10,459,920            0.4%
#   Omnicare, Inc..........................   312,425   13,674,842            0.5%
    Other Securities.......................            117,672,922            4.2%
                                                      ------------           -----
Total Health Care..........................            170,840,174            6.2%
                                                      ------------           -----

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------
Industrials -- (13.6%)
      AMERCO.....................................     88,302 $   14,190,131            0.5%
#*    Avis Budget Group, Inc.....................    549,560     15,849,310            0.6%
#     GATX Corp..................................    210,036     10,701,334            0.4%
#*    Owens Corning..............................    367,806     15,469,920            0.6%
      Ryder System, Inc..........................    233,530     13,561,087            0.5%
#     Trinity Industries, Inc....................    277,414     11,709,645            0.4%
      Other Securities...........................               338,153,117           12.3%
                                                             --------------          ------
Total Industrials................................               419,634,544           15.3%
                                                             --------------          ------
Information Technology -- (10.1%)
#*    Arrow Electronics, Inc.....................    351,633     13,794,563            0.5%
*     Ingram Micro, Inc. Class A.................    553,452      9,856,980            0.4%
      Other Securities...........................               288,986,964           10.5%
                                                             --------------          ------
Total Information Technology.....................               312,638,507           11.4%
                                                             --------------          ------
Materials -- (8.0%)
#     Ashland, Inc...............................    200,935     17,121,671            0.6%
*     Louisiana-Pacific Corp.....................    670,853     12,155,856            0.4%
      MeadWestvaco Corp..........................    386,074     13,311,832            0.5%
      Reliance Steel & Aluminum Co...............    200,657     13,056,751            0.5%
      Rock Tenn Co. Class A......................    149,967     15,017,695            0.6%
      Westlake Chemical Corp.....................    142,636     11,858,757            0.4%
      Other Securities...........................               164,188,115            6.0%
                                                             --------------          ------
Total Materials..................................               246,710,677            9.0%
                                                             --------------          ------
Other -- (0.0%)
      Other Securities...........................                       294            0.0%
                                                             --------------          ------

Telecommunication Services -- (0.5%)
      Other Securities...........................                15,783,113            0.5%
                                                             --------------          ------
Utilities -- (0.2%)
      Other Securities...........................                 7,807,291            0.3%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             2,728,971,691           99.5%
                                                             --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                    35,321            0.0%
                                                             --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves. 11,405,446     11,405,446            0.4%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)

SECURITIES LENDING COLLATERAL -- (11.3%)
(S)@  DFA Short Term Investment Fund............. 30,248,649    349,976,868           12.8%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)....................
  (Cost $2,186,611,223)........................              $3,090,389,326          112.7%
                                                             ==============          ======

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  493,005,192           --   --    $  493,005,192
  Consumer Staples............    120,198,778           --   --       120,198,778
  Energy......................    229,882,259           --   --       229,882,259
  Financials..................    712,444,347 $     26,515   --       712,470,862
  Health Care.................    170,681,090      159,084   --       170,840,174
  Industrials.................    419,507,441      127,103   --       419,634,544
  Information Technology......    312,638,507           --   --       312,638,507
  Materials...................    246,710,677           --   --       246,710,677
  Other.......................             --          294   --               294
  Telecommunication Services..     15,783,113           --   --        15,783,113
  Utilities...................      7,807,291           --   --         7,807,291
Rights/Warrants...............             --       35,321   --            35,321
Temporary Cash Investments....     11,405,446           --   --        11,405,446
Securities Lending Collateral.             --  349,976,868   --       349,976,868
                               -------------- ------------   --    --------------
TOTAL......................... $2,740,064,141 $350,325,185   --    $3,090,389,326
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                 Percentage
                                          Shares     Value+    of Net Assets**
                                          ------     ------    ---------------
  COMMON STOCKS -- (85.8%)
  Consumer Discretionary -- (15.1%)
  *   Cabela's, Inc......................  79,425 $  5,099,085            0.3%
  *   Conn's, Inc........................  78,720    3,409,363            0.2%
      Dillard's, Inc. Class A............  51,751    4,264,800            0.3%
      Domino's Pizza, Inc................  54,821    3,026,119            0.2%
  *   Iconix Brand Group, Inc............ 102,033    2,923,245            0.2%
  *   Steven Madden, Ltd.................  55,010    2,675,136            0.2%
      Other Securities...................          250,832,818           16.1%
                                                  ------------           -----
  Total Consumer Discretionary...........          272,230,566           17.5%
                                                  ------------           -----
  Consumer Staples -- (3.9%)
  #*  Dean Foods Co...................... 154,791    2,962,700            0.2%
  #*  Hain Celestial Group, Inc. (The)...  53,402    3,484,480            0.2%
  *   Prestige Brands Holdings, Inc...... 110,081    2,966,683            0.2%
      Other Securities...................           61,245,400            4.0%
                                                  ------------           -----
  Total Consumer Staples.................           70,659,263            4.6%
                                                  ------------           -----
  Energy -- (4.6%)
      Bristow Group, Inc.................  45,458    2,872,946            0.2%
      Delek US Holdings, Inc.............  73,167    2,640,597            0.2%
  *   Helix Energy Solutions Group, Inc.. 116,043    2,673,631            0.2%
  #   Western Refining, Inc.............. 194,387    6,008,502            0.4%
      Other Securities...................           67,899,389            4.3%
                                                  ------------           -----
  Total Energy...........................           82,095,065            5.3%
                                                  ------------           -----
  Financials -- (16.8%)
      CapitalSource, Inc................. 302,900    2,710,955            0.2%
      Cathay General Bancorp............. 154,992    3,054,892            0.2%
      CNO Financial Group, Inc........... 336,171    3,805,456            0.3%
      First American Financial Corp...... 131,159    3,511,126            0.2%
      Geo Group, Inc. (The).............. 107,331    4,019,546            0.3%
  *   Ocwen Financial Corp...............  87,991    3,218,711            0.2%
      Primerica, Inc.....................  80,041    2,718,192            0.2%
  #   Radian Group, Inc.................. 324,032    3,872,182            0.3%
      Susquehanna Bancshares, Inc........ 234,498    2,736,592            0.2%
      Other Securities...................          273,737,646           17.4%
                                                  ------------           -----
  Total Financials.......................          303,385,298           19.5%
                                                  ------------           -----
  Health Care -- (8.2%)
  #*  Ariad Pharmaceuticals, Inc......... 181,100    3,236,257            0.2%
  #*  Jazz Pharmaceuticals P.L.C.........  43,942    2,564,016            0.2%
  *   Medicines Co. (The)................  98,973    3,341,328            0.2%
  *   Medidata Solutions, Inc............  49,170    3,262,921            0.2%
  #*  PAREXEL International Corp.........  70,045    2,868,343            0.2%
  *   ViroPharma, Inc.................... 115,735    3,153,779            0.2%
      Other Securities...................          128,646,400            8.3%
                                                  ------------           -----
  Total Health Care......................          147,073,044            9.5%
                                                  ------------           -----
  Industrials -- (15.1%)
  #*  Alaska Air Group, Inc..............  44,432    2,738,788            0.2%
      AMERCO.............................  25,259    4,059,121            0.3%
  *   Avis Budget Group, Inc............. 130,275    3,757,131            0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------
Industrials -- (Continued)
#*    Chart Industries, Inc......................     32,460 $    2,752,933            0.2%
*     EnerSys, Inc...............................     63,999      2,933,714            0.2%
      Triumph Group, Inc.........................     46,890      3,746,511            0.2%
#*    United Rentals, Inc........................     53,799      2,830,365            0.2%
      Other Securities...........................               250,079,117           16.0%
                                                             --------------          ------
Total Industrials................................               272,897,680           17.5%
                                                             --------------          ------
Information Technology -- (14.2%)
#*    3D Systems Corp............................    118,222      4,520,809            0.3%
      AOL, Inc...................................     69,740      2,694,754            0.2%
*     ARRIS Group, Inc...........................    170,706      2,818,356            0.2%
      Convergys Corp.............................    170,395      2,900,123            0.2%
#*    CoStar Group, Inc..........................     31,675      3,433,887            0.2%
#*    Cymer, Inc.................................     34,206      3,583,421            0.2%
#     FEI Co.....................................     43,300      2,766,004            0.2%
      MAXIMUS, Inc...............................     32,282      2,572,553            0.2%
      Mentor Graphics Corp.......................    201,941      3,687,443            0.2%
*     ValueClick, Inc............................     93,902      2,897,816            0.2%
      Other Securities...........................               225,155,293           14.4%
                                                             --------------          ------
Total Information Technology.....................               257,030,459           16.5%
                                                             --------------          ------
Materials -- (5.0%)
      Buckeye Technologies, Inc..................     76,189      2,863,945            0.2%
#     Eagle Materials, Inc.......................     49,700      3,367,175            0.2%
*     Louisiana-Pacific Corp.....................    183,497      3,324,966            0.2%
#*    Texas Industries, Inc......................     44,165      2,812,427            0.2%
      Worthington Industries, Inc................     82,330      2,649,379            0.2%
      Other Securities...........................                75,491,256            4.8%
                                                             --------------          ------
Total Materials..................................                90,509,148            5.8%
                                                             --------------          ------
Other -- (0.0%)
      Other Securities...........................                       312            0.0%
                                                             --------------          ------

Telecommunication Services -- (0.6%)
      Other Securities...........................                10,603,257            0.7%
                                                             --------------          ------
Utilities -- (2.3%)
      Other Securities...........................                42,313,318            2.7%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             1,548,797,410           99.6%
                                                             --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                    16,067            0.0%
                                                             --------------          ------
TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves.  7,817,192      7,817,192            0.5%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)

SECURITIES LENDING COLLATERAL -- (13.8%)
(S)@  DFA Short Term Investment Fund............. 21,551,153    249,346,844           16.0%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,217,348,656)...................................   $1,805,977,513          116.1%
                                                             ==============          ======

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  272,230,566           --   --    $  272,230,566
  Consumer Staples............     70,659,263           --   --        70,659,263
  Energy......................     82,095,065           --   --        82,095,065
  Financials..................    303,376,506 $      8,792   --       303,385,298
  Health Care.................    147,015,641       57,403   --       147,073,044
  Industrials.................    272,882,061       15,619   --       272,897,680
  Information Technology......    257,030,459           --   --       257,030,459
  Materials...................     90,509,148           --   --        90,509,148
  Other.......................             --          312   --               312
  Telecommunication Services..     10,603,257           --   --        10,603,257
  Utilities...................     42,313,318           --   --        42,313,318
Rights/Warrants...............             --       16,067   --            16,067
Temporary Cash Investments....      7,817,192           --   --         7,817,192
Securities Lending Collateral.             --  249,346,844   --       249,346,844
                               -------------- ------------   --    --------------
TOTAL......................... $1,556,532,476 $249,445,037   --    $1,805,977,513
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                       Percentage
                                               Shares      Value+    of Net Assets**
                                               ------      ------    ---------------
COMMON STOCKS -- (90.1%)
Consumer Discretionary -- (13.3%)
    CBS Corp. Class B........................   191,185 $  8,752,449            0.3%
    Comcast Corp. Class A....................   456,217   18,841,762            0.6%
    Home Depot, Inc. (The)...................   144,802   10,621,227            0.3%
    Lowe's Cos., Inc.........................   255,861    9,830,180            0.3%
    News Corp. Class A.......................   376,280   11,653,392            0.3%
    Time Warner Cable, Inc...................    88,298    8,290,299            0.3%
    Time Warner, Inc.........................   214,866   12,844,689            0.4%
    Walt Disney Co. (The)....................   365,590   22,973,676            0.7%
    Other Securities.........................            406,060,560           11.4%
                                                        ------------           -----
Total Consumer Discretionary.................            509,868,234           14.6%
                                                        ------------           -----
Consumer Staples -- (5.8%)
    Coca-Cola Co. (The)......................   172,706    7,310,645            0.2%
    CVS Caremark Corp........................   278,252   16,188,701            0.5%
    Mondelez International, Inc. Class A.....   366,422   11,523,972            0.3%
    Procter & Gamble Co. (The)...............   274,994   21,111,289            0.6%
    Wal-Mart Stores, Inc.....................   177,333   13,782,321            0.4%
#   Walgreen Co..............................   179,862    8,904,968            0.3%
    Other Securities.........................            143,600,985            4.1%
                                                        ------------           -----
Total Consumer Staples.......................            222,422,881            6.4%
                                                        ------------           -----
Energy -- (10.4%)
    Anadarko Petroleum Corp..................   111,460    9,447,350            0.3%
    Chevron Corp.............................   436,827   53,297,262            1.5%
    ConocoPhillips...........................   271,234   16,396,095            0.5%
    Exxon Mobil Corp.........................   787,402   70,070,904            2.0%
    Occidental Petroleum Corp................   157,057   14,018,908            0.4%
    Phillips 66..............................   135,617    8,265,856            0.2%
    Schlumberger, Ltd........................   125,663    9,353,097            0.3%
    Other Securities.........................            219,965,808            6.3%
                                                        ------------           -----
Total Energy.................................            400,815,280           11.5%
                                                        ------------           -----
Financials -- (17.9%)
*   American International Group, Inc........   275,721   11,420,364            0.3%
    Bank of America Corp..................... 2,341,535   28,824,296            0.8%
*   Berkshire Hathaway, Inc. Class B.........   103,179   10,969,991            0.3%
#   BlackRock, Inc...........................    30,175    8,041,637            0.2%
    Citigroup, Inc...........................   664,513   31,006,177            0.9%
    Goldman Sachs Group, Inc. (The)..........    88,839   12,976,713            0.4%
    JPMorgan Chase & Co......................   849,900   41,653,599            1.2%
    MetLife, Inc.............................   216,234    8,430,964            0.3%
    PNC Financial Services Group, Inc. (The).   115,488    7,839,325            0.2%
    Travelers Cos., Inc. (The)...............   100,570    8,589,684            0.3%
    U.S. Bancorp.............................   351,609   11,701,548            0.3%
    Wells Fargo & Co......................... 1,107,465   42,061,521            1.2%
    Other Securities.........................            465,164,448           13.4%
                                                        ------------           -----
Total Financials.............................            688,680,267           19.8%
                                                        ------------           -----
Health Care -- (9.7%)
    Amgen, Inc...............................    85,813    8,942,573            0.3%
    Johnson & Johnson........................   181,710   15,487,143            0.5%
    Merck & Co., Inc.........................   589,040   27,684,880            0.8%
    Pfizer, Inc.............................. 1,615,197   46,953,777            1.4%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------
Health Care -- (Continued)
      UnitedHealth Group, Inc....................    192,286 $   11,523,700            0.3%
      Other Securities...........................               262,279,996            7.4%
                                                             --------------          ------
Total Health Care................................               372,872,069           10.7%
                                                             --------------          ------
Industrials -- (12.1%)
      General Electric Co........................  2,340,656     52,173,222            1.5%
      Union Pacific Corp.........................    104,921     15,524,111            0.5%
      Other Securities...........................               399,020,723           11.4%
                                                             --------------          ------
Total Industrials................................               466,718,056           13.4%
                                                             --------------          ------
Information Technology -- (11.5%)
      Apple, Inc.................................     43,170     19,113,517            0.6%
      Cisco Systems, Inc.........................    637,749     13,341,709            0.4%
*     Google, Inc. Class A.......................     11,628      9,588,100            0.3%
#     Intel Corp.................................    631,888     15,133,718            0.4%
      International Business Machines Corp.......     45,323      9,179,720            0.3%
      Microsoft Corp.............................    327,024     10,824,494            0.3%
      Visa, Inc. Class A.........................     97,604     16,442,370            0.5%
      Other Securities...........................               350,627,251            9.9%
                                                             --------------          ------
Total Information Technology.....................               444,250,879           12.7%
                                                             --------------          ------
Materials -- (4.5%)
      Dow Chemical Co. (The).....................    264,593      8,972,349            0.3%
      Other Securities...........................               165,168,079            4.7%
                                                             --------------          ------
Total Materials..................................               174,140,428            5.0%
                                                             --------------          ------
Other -- (0.0%)
      Other Securities...........................                        --            0.0%
                                                             --------------          ------
Telecommunication Services -- (2.8%)
      AT&T, Inc..................................  1,265,775     47,415,932            1.4%
      Verizon Communications, Inc................    630,811     34,007,021            1.0%
      Other Securities...........................                25,576,868            0.7%
                                                             --------------          ------
Total Telecommunication Services.................               106,999,821            3.1%
                                                             --------------          ------
Utilities -- (2.1%)
      Other Securities...........................                82,248,773            2.4%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             3,469,016,688           99.6%
                                                             --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                     5,336            0.0%
                                                             --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves. 15,849,458     15,849,458            0.5%
                                                             --------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------         -               -
                                                    (000)
SECURITIES LENDING COLLATERAL -- (9.5%)
(S)@  DFA Short Term Investment Fund............. 31,522,786    364,718,630           10.4%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,705,754,706)........................              $3,849,590,112          110.5%
                                                             ==============          ======

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks.................
  Consumer Discretionary...... $  509,868,234           --   --    $  509,868,234
  Consumer Staples............    222,422,881           --   --       222,422,881
  Energy......................    400,815,280           --   --       400,815,280
  Financials..................    688,679,341 $        926   --       688,680,267
  Health Care.................    372,858,373       13,696   --       372,872,069
  Industrials.................    466,703,246       14,810   --       466,718,056
  Information Technology......    444,250,879           --   --       444,250,879
  Materials...................    174,140,428           --   --       174,140,428
  Other.......................             --           --   --                --
  Telecommunication Services..    106,999,821           --   --       106,999,821
  Utilities...................     82,248,773           --   --        82,248,773
Rights/Warrants...............             --        5,336   --             5,336
Temporary Cash Investments....     15,849,458           --   --        15,849,458
Securities Lending Collateral.             --  364,718,630   --       364,718,630
                               -------------- ------------   --    --------------
TOTAL......................... $3,484,836,714 $364,753,398   --    $3,849,590,112
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                 Percentage
                                         Shares     Value++    of Net Assets**
                                         ------     -------    ---------------
  COMMON STOCKS -- (96.5%)
  AUSTRALIA -- (5.8%)
      Suncorp Group, Ltd............... 1,046,263 $ 14,091,374            0.6%
      Wesfarmers, Ltd..................   941,613   42,361,574            1.8%
      Other Securities.................             83,432,785            3.6%
                                                  ------------            ----
  TOTAL AUSTRALIA......................            139,885,733            6.0%
                                                  ------------            ----
  AUSTRIA -- (0.2%)
      Other Securities.................              5,750,270            0.3%
                                                  ------------            ----
  BELGIUM -- (1.3%)
      Other Securities.................             30,579,415            1.3%
                                                  ------------            ----
  CANADA -- (9.6%)
      Canadian Natural Resources, Ltd..   440,539   12,921,661            0.6%
      Magna International, Inc.........   204,038   12,273,267            0.5%
      Manulife Financial Corp.......... 1,391,180   20,561,487            0.9%
      Sun Life Financial, Inc..........   494,520   13,950,329            0.6%
      Suncor Energy, Inc............... 1,078,999   33,640,735            1.4%
      Other Securities.................            138,675,895            5.9%
                                                  ------------            ----
  TOTAL CANADA.........................            232,023,374            9.9%
                                                  ------------            ----
  DENMARK -- (1.3%)
      Other Securities.................             31,111,483            1.3%
                                                  ------------            ----
  FINLAND -- (0.7%)
      Other Securities.................             16,322,634            0.7%
                                                  ------------            ----
  FRANCE -- (9.4%)
      AXA SA...........................   987,329   18,489,342            0.8%
      BNP Paribas SA...................   626,133   34,911,859            1.5%
      France Telecom SA................ 1,431,646   15,289,091            0.6%
      GDF Suez......................... 1,001,804   21,478,974            0.9%
  *   Societe Generale SA..............   577,609   20,982,789            0.9%
      Vivendi SA....................... 1,017,849   23,056,201            1.0%
      Other Securities.................             91,697,889            3.9%
                                                  ------------            ----
  TOTAL FRANCE.........................            225,906,145            9.6%
                                                  ------------            ----
  GERMANY -- (8.1%)
      Allianz SE.......................   122,653   18,142,896            0.8%
      Bayerische Motoren Werke AG......   178,398   16,496,480            0.7%
      Daimler AG.......................   598,597   33,189,239            1.4%
      Deutsche Bank AG (5750355).......   280,167   12,896,938            0.6%
      Deutsche Bank AG (D18190898).....   312,446   14,388,138            0.6%
  #   E.ON SE..........................   993,327   18,039,358            0.8%
      Muenchener Rueckversicherungs AG.   110,067   22,047,113            0.9%
      Other Securities.................             59,501,711            2.5%
                                                  ------------            ----
  TOTAL GERMANY........................            194,701,873            8.3%
                                                  ------------            ----
  GREECE -- (0.0%)
      Other Securities.................                743,041            0.0%
                                                  ------------            ----
  HONG KONG -- (2.4%)
      Hutchison Whampoa, Ltd........... 1,722,000   18,700,674            0.8%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                      Percentage
                                              Shares     Value++    of Net Assets**
                                              ------     -------    ---------------
HONG KONG -- (Continued)
    Other Securities........................           $ 38,557,784            1.6%
                                                       ------------           -----
TOTAL HONG KONG.............................             57,258,458            2.4%
                                                       ------------           -----
IRELAND -- (0.0%)
    Other Securities........................              1,030,177            0.0%
                                                       ------------           -----
ISRAEL -- (0.3%)
    Other Securities........................              8,263,044            0.4%
                                                       ------------           -----
ITALY -- (1.6%)
*   UniCredit SpA........................... 2,940,970   15,371,385            0.6%
    Other Securities........................             23,050,843            1.0%
                                                       ------------           -----
TOTAL ITALY.................................             38,422,228            1.6%
                                                       ------------           -----
JAPAN -- (19.4%)
    Mitsubishi Corp.........................   899,600   16,194,831            0.7%
    Mitsubishi UFJ Financial Group, Inc..... 7,531,834   51,102,284            2.2%
    Mitsui & Co., Ltd....................... 1,037,800   14,297,416            0.6%
    Nomura Holdings, Inc.................... 2,246,300   18,358,344            0.8%
    Sumitomo Mitsui Financial Group, Inc....   509,427   24,079,251            1.0%
    Other Securities........................            344,856,323           14.7%
                                                       ------------           -----
TOTAL JAPAN.................................            468,888,449           20.0%
                                                       ------------           -----
NETHERLANDS -- (2.7%)
*   ING Groep NV............................ 1,578,512   13,003,529            0.6%
    Other Securities........................             52,817,849            2.2%
                                                       ------------           -----
TOTAL NETHERLANDS...........................             65,821,378            2.8%
                                                       ------------           -----
NEW ZEALAND -- (0.1%)
    Other Securities........................              1,682,255            0.1%
                                                       ------------           -----
NORWAY -- (1.0%)
    Other Securities........................             23,558,462            1.0%
                                                       ------------           -----
PORTUGAL -- (0.1%)
    Other Securities........................              1,861,666            0.1%
                                                       ------------           -----
SINGAPORE -- (1.2%)
    Other Securities........................             28,421,941            1.2%
                                                       ------------           -----
SPAIN -- (2.0%)
    Banco Santander SA...................... 1,967,380   14,207,526            0.6%
    Iberdrola SA............................ 2,826,283   15,195,698            0.7%
    Other Securities........................             17,940,707            0.7%
                                                       ------------           -----
TOTAL SPAIN.................................             47,343,931            2.0%
                                                       ------------           -----
SWEDEN -- (3.3%)
    Nordea Bank AB.......................... 1,822,627   21,931,709            0.9%
    Svenska Cellulosa AB Class B............   489,187   12,742,747            0.6%
    Telefonaktiebolaget LM Ericsson Class B. 1,777,471   22,105,291            1.0%
    Other Securities........................             22,201,485            0.9%
                                                       ------------           -----
TOTAL SWEDEN................................             78,981,232            3.4%
                                                       ------------           -----

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                                           Percentage
                                                                        Shares            Value++        of Net Assets**
                                                                        ------            -------        ---------------
SWITZERLAND -- (6.8%)
      Credit Suisse Group AG.........................................      767,920    $    21,325,930               0.9%
      Holcim, Ltd....................................................      241,079         18,805,365               0.8%
      Novartis AG ADR................................................      189,650         13,988,584               0.6%
      Swiss Re AG....................................................      325,311         25,888,766               1.1%
      UBS AG.........................................................    1,624,722         28,982,460               1.2%
      Zurich Insurance Group AG......................................       60,353         16,865,140               0.7%
      Other Securities...............................................                      39,369,215               1.7%
                                                                                      ---------------            -------
TOTAL SWITZERLAND....................................................                     165,225,460               7.0%
                                                                                      ---------------            -------

UNITED KINGDOM -- (19.2%)
      Anglo American P.L.C...........................................      495,168         12,107,229               0.5%
      Barclays P.L.C.................................................    3,459,983         15,440,090               0.7%
      Barclays P.L.C. Sponsored ADR..................................    1,460,674         26,262,919               1.1%
      BP P.L.C. Sponsored ADR........................................    1,841,468         80,288,004               3.4%
      HSBC Holdings P.L.C............................................    1,224,785         13,413,830               0.6%
      HSBC Holdings P.L.C. Sponsored ADR.............................      359,958         19,747,296               0.8%
*     Lloyds Banking Group P.L.C.....................................   30,279,179         25,721,945               1.1%
      Royal Dutch Shell P.L.C. ADR...................................      943,951         65,878,340               2.8%
      Vodafone Group P.L.C...........................................   14,789,930         45,128,435               1.9%
      Vodafone Group P.L.C. Sponsored ADR............................    1,661,870         50,836,603               2.2%
      Xstrata P.L.C..................................................    1,511,218         22,741,513               1.0%
      Other Securities...............................................                      86,051,977               3.6%
                                                                                      ---------------            -------
TOTAL UNITED KINGDOM.................................................                     463,618,181              19.7%
                                                                                      ---------------            -------
TOTAL COMMON STOCKS..................................................                   2,327,400,830              99.1%
                                                                                      ---------------            -------

PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Other Securities...............................................                       3,631,943               0.2%
                                                                                      ---------------            -------

RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities...............................................                         416,421               0.0%
                                                                                      ---------------            -------

                                                                        Shares/
                                                                         Face
                                                                        Amount            Value+
                                                                        -------           ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (3.3%)
(S)@  DFA Short Term Investment Fund.................................    6,914,434         80,000,000               3.4%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $661,088 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $675,659) to be repurchased at
       $662,414...................................................... $        662            662,411               0.0%
                                                                                      ---------------            -------
TOTAL SECURITIES LENDING COLLATERAL..................................                      80,662,411               3.4%
                                                                                      ---------------            -------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,264,790,662)............................................                   $ 2,412,111,605             102.7%
                                                                                      ===============            =======

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Australia................... $    230,568 $  139,655,165   --    $  139,885,733
  Austria.....................           --      5,750,270   --         5,750,270
  Belgium.....................      662,606     29,916,809   --        30,579,415
  Canada......................  232,023,374             --   --       232,023,374
  Denmark.....................           --     31,111,483   --        31,111,483
  Finland.....................           --     16,322,634   --        16,322,634
  France......................    7,974,653    217,931,492   --       225,906,145
  Germany.....................   33,065,281    161,636,592   --       194,701,873
  Greece......................           --        743,041   --           743,041
  Hong Kong...................           --     57,258,458   --        57,258,458
  Ireland.....................      539,987        490,190   --         1,030,177
  Israel......................      505,873      7,757,171   --         8,263,044
  Italy.......................    1,720,542     36,701,686   --        38,422,228
  Japan.......................   36,082,531    432,805,918   --       468,888,449
  Netherlands.................    1,706,120     64,115,258   --        65,821,378
  New Zealand.................           --      1,682,255   --         1,682,255
  Norway......................           --     23,558,462   --        23,558,462
  Portugal....................           --      1,861,666   --         1,861,666
  Singapore...................           --     28,421,941   --        28,421,941
  Spain.......................      409,719     46,934,212   --        47,343,931
  Sweden......................    1,665,998     77,315,234   --        78,981,232
  Switzerland.................   21,724,409    143,501,051   --       165,225,460
  United Kingdom..............  259,659,297    203,958,884   --       463,618,181
Preferred Stocks..............
  Germany.....................           --      3,631,943   --         3,631,943
Rights/Warrants...............
  Spain.......................           --        416,421   --           416,421
Securities Lending Collateral.           --     80,662,411   --        80,662,411
                               ------------ --------------   --    --------------
TOTAL......................... $597,970,958 $1,814,140,647   --    $2,412,111,605
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                                  Percentage
                                                          Shares     Value++    of Net Assets**
                                                          ------     -------    ---------------
COMMON STOCKS -- (95.5%)
AUSTRALIA -- (5.2%)
    Australia & New Zealand Banking Group, Ltd..........   134,758 $  4,453,377            0.3%
    Commonwealth Bank of Australia......................    51,776    3,946,411            0.3%
    National Australia Bank, Ltd........................   139,628    4,927,177            0.3%
    Wesfarmers, Ltd.....................................    69,797    3,140,049            0.2%
    Westpac Banking Corp................................   152,447    5,347,845            0.4%
    Other Securities....................................             60,691,191            3.9%
                                                                   ------------            ----
TOTAL AUSTRALIA.........................................             82,506,050            5.4%
                                                                   ------------            ----

AUSTRIA -- (0.4%)
    Other Securities....................................              5,655,039            0.4%
                                                                   ------------            ----

BELGIUM -- (0.9%)
    Other Securities....................................             14,084,629            0.9%
                                                                   ------------            ----

BRAZIL -- (2.4%)
    Banco Bradesco SA ADR...............................   151,693    2,516,592            0.2%
    Petroleo Brasileiro SA Sponsored ADR................   126,710    2,530,399            0.2%
    Other Securities....................................             32,834,058            2.1%
                                                                   ------------            ----
TOTAL BRAZIL............................................             37,881,049            2.5%
                                                                   ------------            ----

CANADA -- (6.8%)
    Bank of Montreal....................................    41,930    2,629,963            0.2%
    Royal Bank of Canada................................    55,774    3,364,875            0.2%
    Suncor Energy, Inc..................................    99,388    3,098,692            0.2%
    Toronto-Dominion Bank (The).........................    55,000    4,508,859            0.3%
    Other Securities....................................             93,422,769            6.1%
                                                                   ------------            ----
TOTAL CANADA............................................            107,025,158            7.0%
                                                                   ------------            ----

CHILE -- (0.4%)
    Other Securities....................................              6,921,434            0.5%
                                                                   ------------            ----

CHINA -- (4.6%)
    Bank of China, Ltd. Class H......................... 5,459,800    2,558,103            0.2%
    China Construction Bank Corp. Class H............... 4,842,200    4,064,109            0.3%
    Industrial & Commercial Bank of China, Ltd. Class H. 4,661,460    3,285,885            0.2%
    Other Securities....................................             62,712,707            4.1%
                                                                   ------------            ----
TOTAL CHINA.............................................             72,620,804            4.8%
                                                                   ------------            ----

COLOMBIA -- (0.1%)
    Other Securities....................................              1,293,069            0.1%
                                                                   ------------            ----

CZECH REPUBLIC -- (0.1%)
    Other Securities....................................              1,162,647            0.1%
                                                                   ------------            ----

DENMARK -- (0.8%)
    Other Securities....................................             12,443,534            0.8%
                                                                   ------------            ----

EGYPT -- (0.0%)
    Other Securities....................................                 80,820            0.0%
                                                                   ------------            ----

FINLAND -- (1.0%)
    Other Securities....................................             15,851,951            1.0%
                                                                   ------------            ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       Percentage
                                               Shares     Value++    of Net Assets**
                                               ------     -------    ---------------
FRANCE -- (5.1%)
    BNP Paribas SA...........................    65,535 $  3,654,094            0.3%
    Sanofi...................................    41,470    4,483,551            0.3%
*   Societe Generale SA......................    80,296    2,916,911            0.2%
    Total SA Sponsored ADR...................    85,482    4,294,616            0.3%
    Other Securities.........................             65,023,807            4.2%
                                                        ------------           -----
TOTAL FRANCE.................................             80,372,979            5.3%
                                                        ------------           -----
GERMANY -- (4.2%)
    Allianz SE...............................    28,438    4,206,564            0.3%
    Daimler AG...............................    65,320    3,621,670            0.3%
    Deutsche Bank AG.........................    62,471    2,876,790            0.2%
    Muenchener Rueckversicherungs AG.........    13,745    2,753,210            0.2%
    Siemens AG Sponsored ADR.................    26,107    2,728,443            0.2%
    Other Securities.........................             49,731,106            3.1%
                                                        ------------           -----
TOTAL GERMANY................................             65,917,783            4.3%
                                                        ------------           -----
GREECE -- (0.2%)
    Other Securities.........................              2,752,325            0.2%
                                                        ------------           -----

HONG KONG -- (1.9%)
    Other Securities.........................             30,363,674            2.0%
                                                        ------------           -----
HUNGARY -- (0.1%)
    Other Securities.........................              1,140,623            0.1%
                                                        ------------           -----
INDIA -- (1.7%)
    Other Securities.........................             26,490,651            1.7%
                                                        ------------           -----

INDONESIA -- (0.9%)
    Other Securities.........................             13,959,129            0.9%
                                                        ------------           -----
IRELAND -- (0.4%)
    Other Securities.........................              6,750,836            0.4%
                                                        ------------           -----
ISRAEL -- (0.5%)
    Other Securities.........................              7,376,768            0.5%
                                                        ------------           -----
ITALY -- (1.5%)
    Other Securities.........................             23,930,514            1.6%
                                                        ------------           -----
JAPAN -- (15.7%)
    Mitsubishi UFJ Financial Group, Inc......   490,600    3,328,642            0.2%
    Mitsubishi UFJ Financial Group, Inc. ADR.   441,377    2,992,536            0.2%
    Mizuho Financial Group, Inc.............. 1,487,255    3,272,640            0.2%
    Sumitomo Mitsui Financial Group, Inc.....    91,183    4,309,976            0.3%
    Toyota Motor Corp. Sponsored ADR.........    50,053    5,821,164            0.4%
    Other Securities.........................            227,718,674           15.0%
                                                        ------------           -----
TOTAL JAPAN..................................            247,443,632           16.3%
                                                        ------------           -----
MALAYSIA -- (0.9%)
    Other Securities.........................             13,599,698            0.9%
                                                        ------------           -----
MEXICO -- (1.5%)
    Other Securities.........................             23,251,514            1.5%
                                                        ------------           -----
NETHERLANDS -- (1.7%)
    Other Securities.........................             26,463,948            1.7%
                                                        ------------           -----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 Percentage
                                           Shares    Value++   of Net Assets**
                                           ------    -------   ---------------
 NEW ZEALAND -- (0.2%)
     Other Securities.....................         $ 3,277,298            0.2%
                                                   -----------            ----
 NORWAY -- (0.8%)
     Other Securities.....................          12,293,337            0.8%
                                                   -----------            ----
 PERU -- (0.0%)
     Other Securities.....................             514,159            0.0%
                                                   -----------            ----
 PHILIPPINES -- (0.5%)
     Other Securities.....................           8,039,094            0.5%
                                                   -----------            ----
 POLAND -- (0.3%)
     Other Securities.....................           5,386,473            0.4%
                                                   -----------            ----
 PORTUGAL -- (0.2%)
     Other Securities.....................           3,937,672            0.3%
                                                   -----------            ----
 RUSSIA -- (0.4%)
     Gazprom OAO Sponsored ADR............ 377,706   3,008,036            0.2%
     Other Securities.....................           3,987,775            0.3%
                                                   -----------            ----
 TOTAL RUSSIA.............................           6,995,811            0.5%
                                                   -----------            ----
 SINGAPORE -- (1.2%)
     Other Securities.....................          18,667,813            1.2%
                                                   -----------            ----
 SOUTH AFRICA -- (1.6%)
     Other Securities.....................          24,611,420            1.6%
                                                   -----------            ----
 SOUTH KOREA -- (3.8%)
     Samsung Electronics Co., Ltd.........   4,072   5,631,643            0.4%
     Other Securities.....................          54,514,143            3.6%
                                                   -----------            ----
 TOTAL SOUTH KOREA........................          60,145,786            4.0%
                                                   -----------            ----
 SPAIN -- (1.6%)
     Banco Santander SA................... 570,496   4,119,863            0.3%
     Other Securities.....................          21,230,425            1.4%
                                                   -----------            ----
 TOTAL SPAIN..............................          25,350,288            1.7%
                                                   -----------            ----
 SWEDEN -- (2.3%)
     Other Securities.....................          36,552,802            2.4%
                                                   -----------            ----
 SWITZERLAND -- (5.1%)
     ABB, Ltd............................. 130,717   2,964,257            0.2%
     Credit Suisse Group AG...............  95,305   2,646,718            0.2%
     Credit Suisse Group AG Sponsored ADR.  88,772   2,554,858            0.2%
     Nestle SA............................  87,940   6,271,216            0.4%
     Novartis AG ADR...................... 117,451   8,663,186            0.6%
     Swiss Re AG..........................  51,038   4,061,685            0.3%
     UBS AG............................... 156,342   2,781,324            0.2%
     Zurich Insurance Group AG............  20,849   5,826,078            0.4%
     Other Securities.....................          44,898,110            2.8%
                                                   -----------            ----
 TOTAL SWITZERLAND........................          80,667,432            5.3%
                                                   -----------            ----
 TAIWAN -- (3.4%)
     Other Securities.....................          52,865,727            3.5%
                                                   -----------            ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  Percentage
                                         Shares     Value++     of Net Assets**
                                         ------     -------     ---------------
THAILAND -- (0.9%)
    Other Securities....................         $   14,917,493            1.0%
                                                 --------------           -----
TURKEY -- (0.6%)
    Other Securities....................              9,017,136            0.6%
                                                 --------------           -----
UNITED KINGDOM -- (13.6%)
    Anglo American P.L.C................ 114,325      2,795,332            0.2%
#   AstraZeneca P.L.C. Sponsored ADR....  53,810      2,793,815            0.2%
    BP P.L.C. Sponsored ADR............. 240,342     10,478,911            0.7%
    HSBC Holdings P.L.C................. 341,216      3,736,993            0.3%
    HSBC Holdings P.L.C. Sponsored ADR.. 187,245     10,272,260            0.7%
    Legal & General Group P.L.C......... 989,741      2,610,091            0.2%
    Royal Dutch Shell P.L.C. ADR........ 185,909     12,974,589            0.9%
    Standard Chartered P.L.C............ 170,094      4,280,823            0.3%
    Tesco P.L.C......................... 522,999      2,974,809            0.2%
    Vodafone Group P.L.C. Sponsored ADR. 343,133     10,496,438            0.7%
    Xstrata P.L.C....................... 176,940      2,662,676            0.2%
    Other Securities....................            148,947,806            9.5%
                                                 --------------           -----
TOTAL UNITED KINGDOM....................            215,024,543           14.1%
                                                 --------------           -----
UNITED STATES -- (0.0%)
    Other Securities....................                794,176            0.1%
                                                 --------------           -----
TOTAL COMMON STOCKS.....................          1,506,398,718           99.1%
                                                 --------------           -----
PREFERRED STOCKS -- (0.4%)
BRAZIL -- (0.3%)
    Other Securities....................              5,946,320            0.4%
                                                 --------------           -----
CHILE -- (0.0%)
    Other Securities....................                121,518            0.0%
                                                 --------------           -----
COLOMBIA -- (0.0%)
    Other Securities....................                 90,745            0.0%
                                                 --------------           -----
GERMANY -- (0.1%)
    Other Securities....................                956,043            0.1%
                                                 --------------           -----
HONG KONG -- (0.0%)
    Other Securities....................                 58,600            0.0%
                                                 --------------           -----
UNITED KINGDOM -- (0.0%)
    Other Securities....................                  1,117            0.0%
                                                 --------------           -----
TOTAL PREFERRED STOCKS..................              7,174,343            0.5%
                                                 --------------           -----
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities....................                     66            0.0%
                                                 --------------           -----
BELGIUM -- (0.0%)
    Other Securities....................                     --            0.0%
                                                 --------------           -----
BRAZIL -- (0.0%)
    Other Securities....................                     10            0.0%
                                                 --------------           -----
CHINA -- (0.0%)
    Other Securities....................                 22,915            0.0%
                                                 --------------           -----
ISRAEL -- (0.0%)
    Other Securities....................                  1,812            0.0%
                                                 --------------           -----
MALAYSIA -- (0.0%)
    Other Securities....................                  2,542            0.0%
                                                 --------------           -----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                    Percentage
                                                                         Shares       Value++     of Net Assets**
                                                                         ------       -------     ---------------
NETHERLANDS -- (0.0%)
      Other Securities.................................................            $       31,081            0.0%
                                                                                   --------------          ------
POLAND -- (0.0%)
      Other Securities.................................................                        --            0.0%
                                                                                   --------------          ------
SOUTH KOREA -- (0.0%)
      Other Securities.................................................                     5,322            0.0%
                                                                                   --------------          ------
SPAIN -- (0.0%)
      Other Securities.................................................                   123,205            0.0%
                                                                                   --------------          ------
SWITZERLAND -- (0.0%)
      Other Securities.................................................                     6,229            0.0%
                                                                                   --------------          ------
THAILAND -- (0.0%)
      Other Securities.................................................                     7,478            0.0%
                                                                                   --------------          ------
UNITED STATES -- (0.0%)
      Other Securities.................................................                        --            0.0%
                                                                                   --------------          ------
TOTAL RIGHTS/WARRANTS..................................................                   200,660            0.0%
                                                                                   --------------          ------

                                                                         Shares/
                                                                          Face
                                                                         Amount       Value+
                                                                         -------      ------             -
                                                                          (000)
SECURITIES LENDING COLLATERAL -- (4.1%)
(S)@  DFA Short Term Investment Fund...................................  5,531,547     64,000,000            4.2%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $111,917 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $114,384) to be repurchased at $112,142............... $      112        112,141            0.0%
                                                                                   --------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................                64,112,141            4.2%
                                                                                   --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,306,871,313)..............................................              $1,577,885,862          103.8%
                                                                                   ==============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                            Investments in Securities (Market Value)
                          ---------------------------------------------
                            Level 1      Level 2   Level 3    Total
                          ------------ ----------- ------- ------------
        Common Stocks
          Australia...... $  1,876,586 $80,629,464   --    $ 82,506,050
          Austria........           --   5,655,039   --       5,655,039
          Belgium........    2,040,990  12,043,639   --      14,084,629
          Brazil.........   37,881,049          --   --      37,881,049
          Canada.........  107,009,286      15,872   --     107,025,158
          Chile..........    6,921,434          --   --       6,921,434
          China..........    8,118,678  64,502,126   --      72,620,804
          Colombia.......    1,293,069          --   --       1,293,069
          Czech Republic.           --   1,162,647   --       1,162,647
          Denmark........      735,487  11,708,047   --      12,443,534
          Egypt..........           --      80,820   --          80,820
          Finland........      147,140  15,704,811   --      15,851,951
          France.........    9,071,709  71,301,270   --      80,372,979
          Germany........    9,333,932  56,583,851   --      65,917,783

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
  Greece...................... $     51,634 $    2,700,691   --    $    2,752,325
  Hong Kong...................       26,037     30,337,637   --        30,363,674
  Hungary.....................       38,396      1,102,227   --         1,140,623
  India.......................    1,431,410     25,059,241   --        26,490,651
  Indonesia...................      286,300     13,672,829   --        13,959,129
  Ireland.....................    1,448,002      5,302,834   --         6,750,836
  Israel......................    1,928,797      5,447,971   --         7,376,768
  Italy.......................    2,560,643     21,369,871   --        23,930,514
  Japan.......................   16,427,428    231,016,204   --       247,443,632
  Malaysia....................           --     13,599,698   --        13,599,698
  Mexico......................   23,251,514             --   --        23,251,514
  Netherlands.................    6,680,743     19,783,205   --        26,463,948
  New Zealand.................       25,588      3,251,710   --         3,277,298
  Norway......................    1,371,944     10,921,393   --        12,293,337
  Peru........................      514,159             --   --           514,159
  Philippines.................       73,470      7,965,624   --         8,039,094
  Poland......................       14,014      5,372,459   --         5,386,473
  Portugal....................           --      3,937,672   --         3,937,672
  Russia......................      230,925      6,764,886   --         6,995,811
  Singapore...................           --     18,667,813   --        18,667,813
  South Africa................    2,716,486     21,894,934   --        24,611,420
  South Korea.................    4,458,006     55,687,780   --        60,145,786
  Spain.......................    4,485,319     20,864,969   --        25,350,288
  Sweden......................    1,182,660     35,370,142   --        36,552,802
  Switzerland.................   17,029,382     63,638,050   --        80,667,432
  Taiwan......................      366,607     52,499,120   --        52,865,727
  Thailand....................   14,917,493             --   --        14,917,493
  Turkey......................      143,032      8,874,104   --         9,017,136
  United Kingdom..............   64,958,981    150,065,562   --       215,024,543
  United States...............      794,176             --   --           794,176
Preferred Stocks
  Brazil......................    5,946,320             --   --         5,946,320
  Chile.......................      121,518             --   --           121,518
  Colombia....................       90,745             --   --            90,745
  Germany.....................           --        956,043   --           956,043
  Hong Kong...................       58,600             --   --            58,600
  United Kingdom..............           --          1,117   --             1,117
Rights/Warrants
  Australia...................           --             66   --                66
  Belgium.....................           --             --   --                --
  Brazil......................           --             10   --                10
  China.......................           --         22,915   --            22,915
  Israel......................           --          1,812   --             1,812
  Malaysia....................           --          2,542   --             2,542
  Netherlands.................           --         31,081   --            31,081
  Poland......................           --             --   --                --
  South Korea.................           --          5,322   --             5,322
  Spain.......................           --        123,205   --           123,205
  Switzerland.................           --          6,229   --             6,229
  Thailand....................           --          7,478   --             7,478
  United States...............           --             --   --                --
Securities Lending Collateral.           --     64,112,141   --        64,112,141
                               ------------ --------------   --    --------------
TOTAL......................... $358,059,689 $1,219,826,173   --    $1,577,885,862
                               ============ ==============   ==    ==============

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                               Tax-Managed
                                                                  U.S.        Tax-Managed    Tax-Managed     Tax-Managed
                                                               Marketwide     U.S. Equity   U.S. Targeted     U.S. Small
                                                             Value Portfolio  Portfolio*   Value Portfolio* Cap Portfolio*
                                                             --------------- ------------  ---------------- --------------
ASSETS:
Investments in Affiliated Investment Company at Value.......  $  2,735,693             --              --              --
Investments at Value (including $0, $320,704, $345,317 and
 $250,251 of securities on loan, respectively)..............            --   $  1,776,180    $  2,729,007    $  1,548,814
Temporary Cash Investments at Value & Cost..................            --          6,943          11,405           7,817
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................            --        324,558         349,977         249,347
Cash........................................................            --             --              --             223
Receivables:
  Investment Securities/Affiliated Investment Company Sold..            --              3             221              20
  Dividends, Interest and Tax Reclaims......................            --          1,534             720             434
  Securities Lending Income.................................            --             58             125             282
  Fund Shares Sold..........................................         2,340          2,511           3,099           1,935
Prepaid Expenses and Other Assets...........................            19             30              18              12
                                                              ------------   ------------    ------------    ------------
     Total Assets...........................................     2,738,052      2,111,817       3,094,572       1,808,884
                                                              ------------   ------------    ------------    ------------
LIABILITIES:
Due to Custodian............................................            --             --             222              --
Payables:
  Upon Return of Securities Loaned..........................            --        324,558         349,977         249,347
  Investment Securities/Affiliated Investment Company
   Purchased................................................            --          1,250             666           2,601
  Fund Shares Redeemed......................................         1,873            612             995             453
  Due to Advisor............................................           332            293             929             539
Accrued Expenses and Other Liabilities......................            80            116             115             159
                                                              ------------   ------------    ------------    ------------
     Total Liabilities......................................         2,285        326,829         352,904         253,099
                                                              ------------   ------------    ------------    ------------
NET ASSETS..................................................  $  2,735,767   $  1,784,988    $  2,741,668    $  1,555,785
                                                              ============   ============    ============    ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................   139,357,850    103,594,096     103,584,863      54,154,848
                                                              ============   ============    ============    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE............................................  $      19.63   $      17.23    $      26.47    $      28.73
                                                              ============   ============    ============    ============
Investments in Affiliated Investment Company at Cost........  $  1,824,489   $         --    $         --    $         --
                                                              ============   ============    ============    ============
Investments at Cost.........................................  $         --   $  1,007,260    $  1,825,229    $    960,185
                                                              ============   ============    ============    ============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $  1,948,473   $  1,423,531    $  1,810,454    $  1,013,380
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................         4,265          3,578             357             204
Accumulated Net Realized Gain (Loss)........................      (128,175)      (411,041)         27,079         (46,428)
Net Unrealized Appreciation (Depreciation)..................       911,204        768,920         903,778         588,629
                                                              ------------   ------------    ------------    ------------
NET ASSETS..................................................  $  2,735,767   $  1,784,988    $  2,741,668    $  1,555,785
                                                              ============   ============    ============    ============
(1) NUMBER OF SHARES AUTHORIZED.............................   700,000,000    500,000,000     700,000,000     500,000,000
                                                              ============   ============    ============    ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                          Tax-Managed
                                                                                              DFA
                                                                          T.A. U.S. Core International   T.A. World ex
                                                                             Equity 2        Value         U.S. Core
                                                                            Portfolio*     Portfolio   Equity Portfolio*
                                                                          -------------- ------------- -----------------
ASSETS:
Investments at Value (including $359,060, $74,712 and $57,789 of
 securities on loan, respectively)....................................... $    3,469,022 $  2,331,450    $  1,513,774
Temporary Cash Investments at Value & Cost...............................         15,849           --              --
Collateral Received from Securities on Loan at Value & Cost..............             --          662             112
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.        364,719       80,000          64,000
Foreign Currencies at Value..............................................             --        6,729           1,651
Cash.....................................................................             --        6,924           2,742
Receivables:
Investment Securities Sold...............................................             28          404             272
  Dividends, Interest and Tax Reclaims...................................          2,762        8,591           6,515
  Securities Lending Income..............................................            246          300             186
  Fund Shares Sold.......................................................          2,200        1,528             870
  Unrealized Gain on Foreign Currency Contracts..........................             --            7               7
Prepaid Expenses and Other Assets........................................             82           32              24
                                                                          -------------- ------------    ------------
     Total Assets........................................................      3,854,908    2,436,627       1,590,153
                                                                          -------------- ------------    ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................................        364,719       80,662          64,112
  Investment Securities Purchased........................................          5,917        5,591           4,527
  Fund Shares Redeemed...................................................          1,268          648             531
  Due to Advisor.........................................................            532          919             413
Accrued Expenses and Other Liabilities...................................            200          153             207
                                                                          -------------- ------------    ------------
     Total Liabilities...................................................        372,636       87,973          69,790
                                                                          -------------- ------------    ------------
NET ASSETS............................................................... $    3,482,272 $  2,348,654    $  1,520,363
                                                                          ============== ============    ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..................................    309,621,101  161,396,752     157,311,383
                                                                          ============== ============    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE................................................................... $        11.25 $      14.55    $       9.66
                                                                          ============== ============    ============
Investments at Cost...................................................... $    2,325,187 $  2,184,129    $  1,242,759
                                                                          ============== ============    ============
Foreign Currencies at Cost............................................... $           -- $      6,662    $      1,639
                                                                          ============== ============    ============
NET ASSETS CONSIST OF:
Paid-In Capital.......................................................... $    2,317,219 $  2,197,283    $  1,236,744
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)......................................................          7,192       19,262          10,632
Accumulated Net Realized Gain (Loss).....................................         14,026      (15,182)          1,985
Net Unrealized Foreign Exchange Gain (Loss)..............................             --          (97)            (25)
Net Unrealized Appreciation (Depreciation)...............................      1,143,835      147,388         271,027
                                                                          -------------- ------------    ------------
NET ASSETS............................................................... $    3,482,272 $  2,348,654    $  1,520,363
                                                                          ============== ============    ============
(1) NUMBER OF SHARES AUTHORIZED..........................................  1,000,000,000  700,000,000     500,000,000
                                                                          ============== ============    ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                            Tax-Managed
                                                                                U.S.       Tax-Managed   Tax-Managed
                                                                             Marketwide    U.S. Equity  U.S. Targeted
                                                                          Value Portfolio*  Portfolio  Value Portfolio
                                                                          ---------------- ----------- ---------------
Investment Income
  Net Investment Income Received from Affiliated Investment Company:
  Dividends..............................................................     $ 26,936            --            --
  Interest...............................................................            4            --            --
  Income from Securities Lending.........................................          245            --            --
  Expenses Allocated from Affiliated Investment Company..................       (2,697)           --            --
                                                                              --------      --------      --------
     Total Net Investment Income Received from Affiliated Investment
      Company............................................................       24,488            --            --
                                                                              --------      --------      --------
Fund Investment Income
  Dividends..............................................................           --      $ 18,294      $ 26,029
  Interest...............................................................           --             4             6
  Income from Securities Lending.........................................           --           211           539
                                                                              --------      --------      --------
     Total Investment Income.............................................           --        18,509        26,574
                                                                              --------      --------      --------
Fund Expenses
  Investment Advisory Services Fees......................................           --           409         5,367
  Administrative Services Fees...........................................        1,886         1,228            --
  Accounting & Transfer Agent Fees.......................................           16            80           121
  Custodian Fees.........................................................           --            17            20
  Filing Fees............................................................           31            18            39
  Shareholders' Reports..................................................           25            14            25
  Directors'/Trustees' Fees & Expenses...................................           10             7            10
  Professional Fees......................................................           10            20            30
  Other..................................................................           10            13            18
                                                                              --------      --------      --------
     Total Expenses......................................................        1,988         1,806         5,630
                                                                              --------      --------      --------
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C).........................................           --           (19)           --
                                                                              --------      --------      --------
  Net Expenses...........................................................        1,988         1,787         5,630
                                                                              --------      --------      --------
  Net Investment Income (Loss)...........................................       22,500        16,722        20,944
                                                                              --------      --------      --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold...........................................       13,096        14,218        28,179
    Futures..............................................................           --            --          (469)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities................................................      389,219       198,713       399,634
                                                                              --------      --------      --------
  Net Realized and Unrealized Gain (Loss)................................      402,315       212,931       427,344
                                                                              --------      --------      --------
Net Increase (Decrease) in Net Assets Resulting from Operations..........     $424,815      $229,653      $448,288
                                                                              ========      ========      ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                              Tax-Managed   T.A. World ex
                                                                Tax-Managed  T.A. U.S. Core       DFA         U.S. Core
                                                                U.S. Small      Equity 2     International     Equity
                                                               Cap Portfolio   Portfolio    Value Portfolio   Portfolio
                                                               ------------- -------------- --------------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $2,446
   and $1,525, respectively)..................................   $ 14,790       $ 33,022       $ 33,409       $ 18,361
  Interest....................................................          5             15             35             --
  Income from Securities Lending..............................      1,321          1,157            619            725
                                                                 --------       --------       --------       --------
     Total Investment Income..................................     16,116         34,194         34,063         19,086
                                                                 --------       --------       --------       --------
Fund Expenses
  Investment Advisory Services Fees...........................      3,602          3,461          5,336          2,753
  Accounting & Transfer Agent Fees............................         70            143            106             72
  Custodian Fees..............................................         16             25            113            265
  Filing Fees.................................................         28             35             49             21
  Shareholders' Reports.......................................         17             20             24             12
  Directors'/Trustees' Fees & Expenses........................          6             12              9              5
  Professional Fees...........................................         17             36             28             35
  Other.......................................................         11             22             19             16
                                                                 --------       --------       --------       --------
     Total Expenses...........................................      3,767          3,754          5,684          3,179
                                                                 --------       --------       --------       --------
  Fees Paid Indirectly........................................         --             --             (3)            (4)
                                                                 --------       --------       --------       --------
  Net Expenses................................................      3,767          3,754          5,681          3,175
                                                                 --------       --------       --------       --------
  Net Investment Income (Loss)................................     12,349         30,440         28,382         15,911
                                                                 --------       --------       --------       --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold................................     20,904         16,729         19,146          4,516
    Foreign Currency Transactions.............................         --             --           (461)          (202)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency................    184,704        437,192        224,853        156,802
    Translation of Foreign Currency Denominated Amounts.......         --             --             92             18
                                                                 --------       --------       --------       --------
  Net Realized and Unrealized Gain (Loss).....................    205,608        453,921        243,630        161,134
                                                                 --------       --------       --------       --------
Net Increase (Decrease) in Net Assets Resulting from
 Operations...................................................   $217,957       $484,361       $272,012       $177,045
                                                                 ========       ========       ========       ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                          Tax-Managed U.S.                                Tax-Managed U.S.
                                          Marketwide Value        Tax-Managed U.S.         Targeted Value
                                              Portfolio           Equity Portfolio            Portfolio
                                       ----------------------  ----------------------  ----------------------
                                       Six Months     Year     Six Months     Year     Six Months     Year
                                          Ended      Ended        Ended      Ended        Ended      Ended
                                        April 30,   Oct. 31,    April 30,   Oct. 31,    April 30,   Oct. 31,
                                          2013        2012        2013        2012        2013        2012
                                       ----------- ----------  ----------- ----------  ----------- ----------
                                       (Unaudited)             (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)........ $   22,500  $   40,353  $   16,722  $   27,462  $   20,944  $   22,355
  Capital Gain Distributions
   Received from Investment
   Securities.........................         --          --          --           9          --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold/
    Affiliated Investment Company
    Sold..............................     13,096      45,725      14,218      37,995      28,179     104,052
   Futures............................         --          --          --          --        (469)         --
  Change in Unrealized
   Appreciation (Depreciation) of:
   Investment Securities/Affiliated
    Investment Company................    389,219     285,396     198,713     132,559     399,634     200,822
                                       ----------  ----------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) in
     Net Assets Resulting from
     Operations.......................    424,815     371,474     229,653     198,025     448,288     327,229
                                       ----------  ----------  ----------  ----------  ----------  ----------
Distributions From:
  Net Investment Income...............    (25,386)    (38,619)    (17,384)    (26,579)    (23,569)    (20,027)
  Net Long-Term Gains.................         --          --          --          --     (51,974)         --
                                       ----------  ----------  ----------  ----------  ----------  ----------
    Total Distributions...............    (25,386)    (38,619)    (17,384)    (26,579)    (75,543)    (20,027)
Capital Share Transactions (1):
  Shares Issued.......................    230,607     273,305     177,817     208,380     187,419     228,284
  Shares Issued in Lieu of Cash
   Distributions......................     24,645      37,484      16,364      24,979      74,616      19,783
  Shares Redeemed.....................   (264,210)   (361,467)   (143,873)   (246,462)   (271,679)   (367,757)
                                       ----------  ----------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from
     Capital Share
     Transactions.....................     (8,958)    (50,678)     50,308     (13,103)     (9,644)   (119,690)
                                       ----------  ----------  ----------  ----------  ----------  ----------
    Total Increase (Decrease) in
     Net Assets.......................    390,471     282,177     262,577     158,343     363,101     187,512
Net Assets
  Beginning of Period.................  2,345,296   2,063,119   1,522,411   1,364,068   2,378,567   2,191,055
                                       ----------  ----------  ----------  ----------  ----------  ----------
  End of Period....................... $2,735,767  $2,345,296  $1,784,988  $1,522,411  $2,741,668  $2,378,567
                                       ==========  ==========  ==========  ==========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.......................     12,838      17,802      11,184      14,501       7,682      10,738
  Shares Issued in Lieu of Cash
   Distributions......................      1,414       2,494       1,046       1,766       3,287         970
  Shares Redeemed.....................    (14,869)    (23,378)     (9,041)    (17,041)    (11,313)    (17,209)
                                       ----------  ----------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................       (617)     (3,082)      3,189        (774)       (344)     (5,501)
                                       ==========  ==========  ==========  ==========  ==========  ==========
Undistributed Net Investment
 Income (Distributions in Excess
 of Net Investment Income)............ $    4,265  $    7,151  $    3,578  $    4,240  $      357  $    2,982

                                          Tax-Managed U.S.
                                         Small Cap Portfolio
                                       ----------------------
                                       Six Months     Year
                                          Ended      Ended
                                        April 30,   Oct. 31,
                                          2013        2012
                                       ----------- ----------
                                       (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)........ $   12,349  $   11,500
  Capital Gain Distributions
   Received from Investment
   Securities.........................         --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold/
    Affiliated Investment Company
    Sold..............................     20,904      68,129
   Futures............................         --          --
  Change in Unrealized
   Appreciation (Depreciation) of:
   Investment Securities/Affiliated
    Investment Company................    184,704      86,134
                                       ----------  ----------
    Net Increase (Decrease) in
     Net Assets Resulting from
     Operations.......................    217,957     165,763
                                       ----------  ----------
Distributions From:
  Net Investment Income...............    (14,287)    (10,665)
  Net Long-Term Gains.................         --          --
                                       ----------  ----------
    Total Distributions...............    (14,287)    (10,665)
Capital Share Transactions (1):
  Shares Issued.......................    137,599     151,087
  Shares Issued in Lieu of Cash
   Distributions......................     13,901      10,379
  Shares Redeemed.....................   (130,651)   (197,583)
                                       ----------  ----------
    Net Increase (Decrease) from
     Capital Share
     Transactions.....................     20,849     (36,117)
                                       ----------  ----------
    Total Increase (Decrease) in
     Net Assets.......................    224,519     118,981
Net Assets
  Beginning of Period.................  1,331,266   1,212,285
                                       ----------  ----------
  End of Period....................... $1,555,785  $1,331,266
                                       ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.......................      5,156       6,365
  Shares Issued in Lieu of Cash
   Distributions......................        556         459
  Shares Redeemed.....................     (4,947)     (8,365)
                                       ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed.........................        765      (1,541)
                                       ==========  ==========
Undistributed Net Investment
 Income (Distributions in Excess
 of Net Investment Income)............ $      204  $    2,142

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                T.A. U.S. Core Equity 2     Tax-Managed DFA           T.A. World ex U.S. Core
                                                       Portfolio        International Value Portfolio    Equity Portfolio
                                                ----------------------  ----------------------------  ----------------------
                                                Six Months     Year       Six Months       Year       Six Months     Year
                                                   Ended      Ended        Ended          Ended          Ended      Ended
                                                 April 30,   Oct. 31,    April 30,       Oct. 31,      April 30,   Oct. 31,
                                                   2013        2012         2013           2012          2013        2012
                                                ----------- ----------  ------------     ----------   ----------- ----------
                                                (Unaudited)             (Unaudited)                   (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................. $   30,440  $   45,943   $   28,382     $   61,431    $   15,911  $   31,329
  Capital Gain Distributions Received from
   Investment Securities.......................         --          37           --             --            --          --
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................     16,729      19,708       19,146         (1,850)        4,516       1,868
    Foreign Currency Transactions..............         --          --         (461)          (768)         (202)         (3)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency..................................    437,192     300,040      224,853         (5,473)      156,802      26,612
    Translation of Foreign Currency
     Denominated Amounts.......................         --          --           92            (58)           18        (108)
                                                ----------  ----------   ----------      ----------   ----------  ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................    484,361     365,728      272,012         53,282       177,045      59,698
                                                ----------  ----------   ----------      ----------   ----------  ----------
Distributions From:
  Net Investment Income........................    (29,770)    (42,125)     (16,877)       (58,706)      (11,129)    (29,565)
  Net Long-Term Gains..........................     (3,496)         --           --             --          (436)         --
                                                ----------  ----------   ----------      ----------   ----------  ----------
     Total Distributions.......................    (33,266)    (42,125)     (16,877)       (58,706)      (11,565)    (29,565)
                                                ----------  ----------   ----------      ----------   ----------  ----------
Capital Share Transactions (1):
  Shares Issued................................    428,567     508,269      285,224        531,329       210,554     384,441
  Shares Issued in Lieu of Cash
   Distributions...............................     32,717      41,426       16,423         57,299        11,213      28,659
  Shares Redeemed..............................   (283,341)   (452,936)    (179,516)      (455,312)     (107,491)   (245,607)
                                                ----------  ----------   ----------      ----------   ----------  ----------
     Net Increase (Decrease) from Capital
      Share Transactions.......................    177,943      96,759      122,131        133,316       114,276     167,493
                                                ----------  ----------   ----------      ----------   ----------  ----------
     Total Increase (Decrease) in Net
      Assets...................................    629,038     420,362      377,266        127,892       279,756     197,626
Net Assets
  Beginning of Period..........................  2,853,234   2,432,872    1,971,388      1,843,496     1,240,607   1,042,981
                                                ----------  ----------   ----------      ----------   ----------  ----------
  End of Period................................ $3,482,272  $2,853,234   $2,348,654     $1,971,388    $1,520,363  $1,240,607
                                                ==========  ==========   ==========      ==========   ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued................................     41,461      55,305       20,771         43,190        22,996      47,312
  Shares Issued in Lieu of Cash
   Distributions...............................      3,254       4,601        1,223          4,849         1,259       3,668
  Shares Redeemed..............................    (27,665)    (49,089)     (13,277)       (37,266)      (11,902)    (30,383)
                                                ----------  ----------   ----------      ----------   ----------  ----------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................     17,050      10,817        8,717         10,773        12,353      20,597
                                                ==========  ==========   ==========      ==========   ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)............................ $    7,192  $    6,522   $   19,262     $    7,757    $   10,632  $    5,850

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                    Tax-Managed U.S. Marketwide Value Portfolio
                                   -----------------------------------------------------------------------------

                                      Six Months          Year           Year           Year           Year
                                         Ended           Ended          Ended          Ended          Ended
                                       April 30,        Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                         2013             2012           2011           2010           2009
-----------------------------------------------------------------------------------------------------------------
                                      (Unaudited)
Net Asset Value, Beginning of
 Period........................... $    16.76        $    14.42     $    13.78     $    11.61     $    10.59
                                   ----------        ----------     ----------     ----------     ----------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................       0.16              0.28           0.22           0.16           0.21
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......       2.89              2.33           0.63           2.17           1.06
                                   ----------        ----------     ----------     ----------     ----------
  Total from Investment
   Operations.....................       3.05              2.61           0.85           2.33           1.27
-----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.18)            (0.27)         (0.21)         (0.16)         (0.25)
 Net Realized Gains...............         --                --             --             --             --
                                   ----------        ----------     ----------     ----------     ----------
  Total Distributions.............      (0.18)            (0.27)         (0.21)         (0.16)         (0.25)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    19.63        $    16.76     $    14.42     $    13.78     $    11.61
================================== ===========       ==========     ==========     ==========     ==========
Total Return......................      18.36%(C)         18.34%          6.15%         20.17%         12.54%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $2,735,767        $2,345,296     $2,063,119     $1,896,941     $1,618,256
Ratio of Expenses to Average Net
 Assets...........................       0.38%(B)(D)       0.38%(D)       0.38%(D)       0.38%(D)       0.40%(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)............................       0.38%(B)(D)       0.38%(D)       0.38%(D)       0.38%(D)       0.40%(D)
Ratio of Net Investment Income to
 Average Net Assets...............       1.80%(B)          1.83%          1.45%          1.24%          2.07%
Portfolio Turnover Rate...........        N/A               N/A            N/A            N/A            N/A
-----------------------------------------------------------------------------------------------------------------

                                   -----------------------------
                                        Period
                                       Dec. 1,            Year
                                       2007 to           Ended
                                       Oct. 31,         Nov. 30,
                                         2008             2007
--------------------------------------------------------------------

Net Asset Value, Beginning of
 Period........................... $    17.51        $    17.67
                                   ----------        ----------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................       0.27              0.27
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......      (6.66)            (0.16)
                                   ----------        ----------
  Total from Investment
   Operations.....................      (6.39)             0.11
--------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.29)            (0.27)
 Net Realized Gains...............      (0.24)               --
                                   ----------        ----------
  Total Distributions.............      (0.53)            (0.27)
--------------------------------------------------------------------
Net Asset Value, End of Period.... $    10.59        $    17.51
================================== ==========        ==========
Total Return......................     (37.53)%(C)         0.54%
--------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $1,576,757        $2,747,843
Ratio of Expenses to Average Net
 Assets...........................       0.38%(B)(D)       0.37%(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)............................       0.38%(B)(D)       0.37%(D)
Ratio of Net Investment Income to
 Average Net Assets...............       1.93%(B)          1.45%
Portfolio Turnover Rate...........        N/A               N/A
--------------------------------------------------------------------

                                                                      Tax-Managed U.S. Equity Portfolio
                                   ----------------------------------------------------------------------------------------
                                                                                                               Period
                                    Six Months       Year         Year           Year           Year          Dec. 1,
                                       Ended        Ended        Ended          Ended          Ended          2007 to
                                     April 30,     Oct. 31,     Oct. 31,       Oct. 31,       Oct. 31,        Oct. 31,
                                       2013          2012         2011           2010           2009            2008
----------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period........................... $    15.16     $    13.48  $    12.70    $    10.94     $    10.36     $    15.57
                                   ----------     ----------  ----------    ----------     ----------     ----------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................       0.16           0.27        0.23          0.20           0.22           0.23
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......       2.08           1.67        0.77          1.76           0.60          (5.19)
                                   ----------     ----------  ----------    ----------     ----------     ----------
  Total from Investment
   Operations.....................       2.24           1.94        1.00          1.96           0.82          (4.96)
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.17)         (0.26)      (0.22)        (0.20)         (0.24)         (0.25)
 Net Realized Gains...............         --             --          --            --             --             --
                                   ----------     ----------  ----------    ----------     ----------     ----------
  Total Distributions.............      (0.17)         (0.26)      (0.22)        (0.20)         (0.24)         (0.25)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    17.23     $    15.16  $    13.48    $    12.70     $    10.94     $    10.36
================================== ===========    ==========  ==========    ==========     ==========     ==========
Total Return......................      14.91%(C)      14.57%       7.92%        18.10%          8.30%        (32.30)%(C)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $1,784,988     $1,522,411  $1,364,068    $1,286,236     $1,141,449     $1,268,330
Ratio of Expenses to Average Net
 Assets...........................       0.22%(B)       0.22%       0.22%**       0.22%(D)       0.22%(D)       0.22%(B)(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)............................       0.22%(B)       0.22%       0.23%**       0.23%(D)       0.26%(D)       0.23%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets...............       2.06%(B)       1.87%       1.65%         1.70%          2.24%          1.76%(B)
Portfolio Turnover Rate...........          1%(C)          7%         11%*         N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------

                                   -----------

                                        Year
                                       Ended
                                      Nov. 30,
                                        2007
-------------------------------------------------

Net Asset Value, Beginning of
 Period........................... $    14.75
                                   ----------
Income from Investment Operations
---------------------------------
 Net Investment Income
  (Loss) (A)......................       0.25
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......       0.81
                                   ----------
  Total from Investment
   Operations.....................       1.06
-------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.24)
 Net Realized Gains...............         --
                                   ----------
  Total Distributions.............      (0.24)
-------------------------------------------------
Net Asset Value, End of Period.... $    15.57
================================== ==========
Total Return......................       7.23%
-------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $1,823,812
Ratio of Expenses to Average Net
 Assets...........................       0.22%(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)............................       0.23%(D)
Ratio of Net Investment Income to
 Average Net Assets...............       1.59%
Portfolio Turnover Rate...........        N/A
-------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
* For the period February 28, 2011 through October 31, 2011. Effective February 28, 2011, the Portfolio invests directly in securities rather than through The Tax-Managed U.S. Equity Series.
**Represents the combined ratios for the Portfolio and for the period
  November 1, 2010 through February 27, 2011, its respective pro-rata share of The Tax-Managed U.S. Equity Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                               Tax-Managed U.S. Targeted Value Portfolio
                                      -----------------------------------------------------------------------------------------
                                                                                                         Period
                                       Six Months       Year        Year        Year        Year        Dec. 1,          Year
                                          Ended        Ended       Ended       Ended       Ended        2007 to         Ended
                                        April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,       Nov. 30,
                                          2013          2012        2011        2010        2009          2008           2007
----------------------------------------------------------------------------------------------------------------------------------
                                       (Unaudited)
Net Asset Value, Beginning of Period. $    22.89     $    20.02  $    19.09  $    14.96  $    14.41  $    23.09      $    27.39
                                      ----------     ----------  ----------  ----------  ----------  ----------      ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.20           0.21        0.14        0.11        0.14        0.20            0.25
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       4.12           2.85        0.93        4.13        0.60       (7.29)          (1.87)
                                      ----------     ----------  ----------  ----------  ----------  ----------      ----------
  Total from Investment
   Operations........................       4.32           3.06        1.07        4.24        0.74       (7.09)          (1.62)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.23)         (0.19)      (0.14)      (0.11)      (0.19)      (0.18)          (0.24)
 Net Realized Gains..................      (0.51)            --          --          --          --       (1.41)          (2.44)
                                      ----------     ----------  ----------  ----------  ----------  ----------      ----------
  Total Distributions................      (0.74)         (0.19)      (0.14)      (0.11)      (0.19)      (1.59)          (2.68)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $    26.47     $    22.89  $    20.02  $    19.09  $    14.96  $    14.41      $    23.09
===================================== ===========    ==========  ==========  ==========  ==========  ==========      ==========
Total Return.........................      19.38%(C)      15.39%       5.58%      28.43%       5.41%     (32.85)%(C)      (6.58)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $2,741,668     $2,378,567  $2,191,055  $2,145,546  $1,700,343  $1,662,774      $2,905,694
Ratio of Expenses to Average Net
 Assets..............................       0.44%(B)       0.44%       0.44%       0.45%       0.47%       0.45%(B)        0.47%
Ratio of Net Investment Income to
 Average Net Assets..................       1.65%(B)       0.98%       0.66%       0.63%       1.04%       1.07%(B)        0.98%
Portfolio Turnover Rate..............          2%(C)         12%         21%         26%         34%         40%(C)          28%
----------------------------------------------------------------------------------------------------------------------------------

                                                                Tax-Managed U.S. Small Cap Portfolio
                                      ---------------------------------------------------------------------------------------
                                                                                                       Period
                                       Six Months       Year        Year        Year       Year       Dec. 1,          Year
                                          Ended        Ended       Ended       Ended      Ended       2007 to         Ended
                                        April 30,     Oct. 31,    Oct. 31,    Oct. 31,   Oct. 31,     Oct. 31,       Nov. 30,
                                          2013          2012        2011        2010       2009         2008           2007
-------------------------------------------------------------------------------------------------------------------------------
                                       (Unaudited)
Net Asset Value, Beginning of Period. $    24.93     $    22.07  $    20.47  $    16.26  $  15.83  $    25.86      $    26.27
                                      ----------     ----------  ----------  ----------  --------  ----------      ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.23           0.21        0.15        0.11      0.13        0.19            0.18
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       3.84           2.85        1.59        4.20      0.47       (7.87)          (0.42)
                                      ----------     ----------  ----------  ----------  --------  ----------      ----------
  Total from Investment
   Operations........................       4.07           3.06        1.74        4.31      0.60       (7.68)          (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.27)         (0.20)      (0.14)      (0.10)    (0.17)      (0.18)          (0.17)
 Net Realized Gains..................         --             --          --          --        --       (2.17)             --
                                      ----------     ----------  ----------  ----------  --------  ----------      ----------
  Total Distributions................      (0.27)         (0.20)      (0.14)      (0.10)    (0.17)      (2.35)          (0.17)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $    28.73     $    24.93  $    22.07  $    20.47  $  16.26  $    15.83      $    25.86
===================================== ===========    ==========  ==========  ==========  ========  ==========      ==========
Total Return.........................      16.48%(C)      13.95%       8.50%      26.61%     3.98%     (32.53)%(C)      (0.94)%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $1,555,785     $1,331,266  $1,212,285  $1,141,494  $957,145  $1,077,395      $1,779,245
Ratio of Expenses to Average Net
 Assets..............................       0.53%(B)       0.53%       0.53%       0.53%     0.55%       0.53%(B)        0.53%
Ratio of Net Investment Income to
 Average Net Assets..................       1.73%(B)       0.90%       0.64%       0.58%     0.88%       0.98%(B)        0.65%
Portfolio Turnover Rate..............          3%(C)         17%         22%         27%       28%         39%(C)          31%
-------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                       T.A. U.S. Core Equity 2 Portfolio
                                         ----------------------------------------------------------------------------
                                                                                                           Period
                                          Six Months       Year        Year        Year        Year       Dec. 1,
                                             Ended        Ended       Ended       Ended       Ended       2007 to
                                           April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,
                                             2013          2012        2011        2010        2009         2008
----------------------------------------------------------------------------------------------------------------------
                                          (Unaudited)
Net Asset Value, Beginning of Period.... $     9.75     $     8.63  $     8.18  $     6.83  $     6.31  $   9.40
                                         ----------     ----------  ----------  ----------  ----------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......       0.10           0.16        0.12        0.11        0.11      0.13
 Net Gains (Losses) on Securities
  (Realized and Unrealized).............       1.51           1.11        0.45        1.35        0.52     (3.12)
                                         ----------     ----------  ----------  ----------  ----------  --------
  Total from Investment
   Operations...........................       1.61           1.27        0.57        1.46        0.63     (2.99)
----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................      (0.10)         (0.15)      (0.12)      (0.11)      (0.11)    (0.10)
 Net Realized Gains.....................      (0.01)            --          --          --          --        --
                                         ----------     ----------  ----------  ----------  ----------  --------
  Total Distributions...................      (0.11)         (0.15)      (0.12)      (0.11)      (0.11)    (0.10)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $    11.25     $     9.75  $     8.63  $     8.18  $     6.83  $   6.31
======================================== ===========    ==========  ==========  ==========  ==========  ========
Total Return............................      16.68%(C)      14.82%       6.97%      21.49%      10.28%   (32.16)%(C)
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $3,482,272     $2,853,234  $2,432,872  $2,014,584  $1,444,886  $585,165
Ratio of Expenses to Average Net
 Assets.................................       0.24%(B)       0.24%       0.24%       0.25%       0.28%     0.29%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of
 Expenses and/or Recovery of
 Previously Waived Fees and Fees
 Paid Indirectly).......................       0.24%(B)       0.24%       0.24%       0.25%       0.28%     0.29%(B)
Ratio of Net Investment Income to
 Average Net Assets.....................       1.95%(B)       1.71%       1.39%       1.45%       1.82%     1.75%(B)
Portfolio Turnover Rate.................          1%(C)          6%          6%          5%          5%        9%(C)
----------------------------------------------------------------------------------------------------------------------

                                         ----------
                                             Period
                                            Oct. 4,
                                           2007(a) to
                                            Nov. 30,
                                              2007
----------------------------------------------------------

Net Asset Value, Beginning of Period....  $  10.00
                                          --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......      0.02
 Net Gains (Losses) on Securities
  (Realized and Unrealized).............     (0.62)
                                          --------
  Total from Investment
   Operations...........................     (0.60)
----------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................        --
 Net Realized Gains.....................        --
                                          --------
  Total Distributions...................        --
----------------------------------------------------------
Net Asset Value, End of Period..........  $   9.40
======================================== ==========
Total Return............................     (6.00)%(C)
----------------------------------------------------------
Net Assets, End of Period (thousands)...  $106,507
Ratio of Expenses to Average Net
 Assets.................................      0.30%(B)(E)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of
 Expenses and/or Recovery of
 Previously Waived Fees and Fees
 Paid Indirectly).......................      0.60%(B)(E)
Ratio of Net Investment Income to
 Average Net Assets.....................      2.09%(B)(E)
Portfolio Turnover Rate.................         0%(C)
----------------------------------------------------------

                                                                Tax-Managed DFA International Value Portfolio
                                         -------------------------------------------------------------------------------
                                                                                                             Period
                                          Six Months       Year         Year        Year        Year        Dec. 1,
                                             Ended        Ended        Ended       Ended       Ended        2007 to
                                           April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,
                                             2013          2012         2011        2010        2009          2008
-------------------------------------------------------------------------------------------------------------------------
                                          (Unaudited)
Net Asset Value, Beginning of Period.... $    12.91     $    12.99  $    14.53   $    13.49  $    10.55  $    21.91
                                         ----------     ----------  ----------   ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......       0.18           0.42        0.46         0.31        0.32        0.59
 Net Gains (Losses) on Securities
  (Realized and Unrealized).............       1.57          (0.10)      (1.55)        1.03        3.00       (9.60)
                                         ----------     ----------  ----------   ----------  ----------  ----------
  Total from Investment
   Operations...........................       1.75           0.32       (1.09)        1.34        3.32       (9.01)
-------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................      (0.11)         (0.40)      (0.45)       (0.30)      (0.38)      (0.64)
 Net Realized Gains.....................         --             --          --           --          --       (1.71)
                                         ----------     ----------  ----------   ----------  ----------  ----------
  Total Distributions...................      (0.11)         (0.40)      (0.45)       (0.30)      (0.38)      (2.35)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $    14.55     $    12.91  $    12.99   $    14.53  $    13.49  $    10.55
======================================== ===========    ==========  ==========   ==========  ==========  ==========
Total Return............................      13.63%(C)       2.77%      (7.81)%      10.34%      32.27%     (45.58)%(C)
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $2,348,654     $1,971,388  $1,843,496   $1,834,003  $1,637,834  $1,393,229
Ratio of Expenses to Average Net
 Assets.................................       0.54%(B)       0.55%       0.55%        0.55%       0.56%       0.54%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of
 Expenses and/or Recovery of
 Previously Waived Fees and Fees
 Paid Indirectly).......................       0.54%(B)       0.55%       0.55%        0.55%       0.56%       0.54%(B)
Ratio of Net Investment Income to
 Average Net Assets.....................       2.68%(B)       3.32%       3.16%        2.29%       2.92%       3.76%(B)
Portfolio Turnover Rate.................          6%(C)         18%         16%          28%         24%         24%(C)
-------------------------------------------------------------------------------------------------------------------------

                                         -----------

                                            Year
                                           Ended
                                          Nov. 30,
                                            2007
----------------------------------------------------

Net Asset Value, Beginning of Period.... $    19.96
                                         ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......       0.59
 Net Gains (Losses) on Securities
  (Realized and Unrealized).............       2.76
                                         ----------
  Total from Investment
   Operations...........................       3.35
----------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................      (0.48)
 Net Realized Gains.....................      (0.92)
                                         ----------
  Total Distributions...................      (1.40)
----------------------------------------------------
Net Asset Value, End of Period.......... $    21.91
======================================== ==========
Total Return............................      17.51%
----------------------------------------------------
Net Assets, End of Period (thousands)... $2,859,270
Ratio of Expenses to Average Net
 Assets.................................       0.54%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of
 Expenses and/or Recovery of
 Previously Waived Fees and Fees
 Paid Indirectly).......................       0.54%
Ratio of Net Investment Income to
 Average Net Assets.....................       2.77%
Portfolio Turnover Rate.................         20%
----------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                               T.A. World ex U.S. Core Equity Portfolio
                                                             -----------------------------------------------------------

                                                              Six Months       Year         Year       Year      Year
                                                                 Ended        Ended        Ended      Ended     Ended
                                                               April 30,     Oct. 31,     Oct. 31,   Oct. 31,  Oct. 31,
                                                                 2013          2012         2011       2010      2009
-------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................ $     8.56     $     8.39  $     9.31   $   8.13  $   5.85
                                                             ----------     ----------  ----------   --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss)(A)............................       0.11           0.23        0.25       0.17      0.16
 Net Gains (Losses) on Securities (Realized and Unrealized).       1.07           0.16       (0.93)      1.17      2.27
                                                             ----------     ----------  ----------   --------  --------
   Total from Investment Operations.........................       1.18           0.39       (0.68)      1.34      2.43
-------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.08)         (0.22)      (0.24)     (0.16)    (0.15)
 Net Realized Gains.........................................         --             --          --         --        --
                                                             ----------     ----------  ----------   --------  --------
   Total Distributions......................................      (0.08)         (0.22)      (0.24)     (0.16)    (0.15)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $     9.66     $     8.56  $     8.39   $   9.31  $   8.13
===========================================================  ===========    ==========  ==========   ========  ========
Total Return................................................      13.85%(C)       4.90%      (7.55)%    16.78%    42.13%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $1,520,363     $1,240,607  $1,042,981   $966,999  $668,728
Ratio of Expenses to Average Net Assets.....................       0.47%(B)       0.49%       0.48%      0.48%     0.54%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................       0.47%(B)       0.49%       0.48%      0.48%     0.51%
Ratio of Net Investment Income to Average Net Assets........       2.33%(B)       2.77%       2.63%      2.00%     2.38%
Portfolio Turnover Rate.....................................          1%(C)          3%          5%         2%        5%
-------------------------------------------------------------------------------------------------------------------------

                                                             -----------------
                                                                 Period
                                                                March 6,
                                                               2008(a) to
                                                                Oct. 31,
                                                                  2008
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $  10.00
                                                              --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss)(A)............................      0.15
 Net Gains (Losses) on Securities (Realized and Unrealized).     (4.15)
                                                              --------
   Total from Investment Operations.........................     (4.00)
-----------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................     (0.15)
 Net Realized Gains.........................................        --
                                                              --------
   Total Distributions......................................     (0.15)
-----------------------------------------------------------------------------
Net Asset Value, End of Period..............................  $   5.85
===========================================================  ==========
Total Return................................................    (40.61)%(C)
-----------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................  $228,318
Ratio of Expenses to Average Net Assets.....................      0.60%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................      0.85%(B)(E)
Ratio of Net Investment Income to Average Net Assets........      3.27%(B)(E)
Portfolio Turnover Rate.....................................         2%(C)
-----------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, seven of which (the "Portfolios"), are included in this section of the report. The remaining sixty-eight portfolios are presented in separate reports.

   Tax-Managed U.S. Marketwide Value Portfolio (the "Feeder Fund") primarily invests its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At April 30, 2013, the Feeder Fund owned 71% of its Series.

   The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

   Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio are organized as stand-alone registered investment companies.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

   Prior to February 28, 2011, Tax-Managed U.S. Equity Portfolio invested substantially all of its assets in The Tax-Managed U.S. Equity Series (the "Equity Series"). At the close of business February 25, 2011, Tax-Managed U.S. Equity Portfolio received its pro-rata share of cash and securities from the Equity Series in a complete liquidation of its interest in the Equity Series. Effective February 28, 2011, Tax-Managed U.S. Equity Portfolio invests directly in securities rather than through the Equity Series and maintains the same investment objective.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments) Securities held by Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio and T.A. U.S. Core Equity 2 Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Tax-Managed U.S. Marketwide Value Portfolio's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   T.A. World ex U.S. Core Equity Portfolio is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Feeder Fund and Tax-Managed U.S. Equity Portfolio, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services. The Advisor provides investment advisory services to the Portfolios. The Advisor does not receive additional compensation for the investment advisory services it provides for the Feeder Fund. For the six months ended April 30, 2013, the Portfolios' administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                                                 Administrative   Advisory
                                                 Services Fees  Services Fees
                                                 -------------- -------------
  Tax-Managed U.S. Marketwide Value Portfolio...      0.15%           --
  Tax-Managed U.S. Equity Portfolio.............      0.15%         0.05%
  Tax-Managed U.S. Targeted Value Portfolio.....        --          0.42%
  Tax-Managed U.S. Small Cap Portfolio..........        --          0.50%
  T.A. U.S. Core Equity 2 Portfolio.............        --          0.22%
  Tax-Managed DFA International Value Portfolio.        --          0.50%
  T.A. World ex U.S. Core Equity Portfolio......        --          0.40%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees and in certain instances, assume certain expenses of the Tax-Managed U.S. Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, and T.A. World ex U.S. Core Equity Portfolio, as described in the notes below. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolios below will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2013, the Portfolios listed had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                             Previously
                                                             Recovery       Waived Fees/
                                               Expense    of Previously   Expenses Assumed
                                              Limitation   Waived Fees/   Subject to Future
                                                Amount   Expenses Assumed     Recovery
                                              ---------- ---------------- -----------------
Tax-Managed U.S. Equity Portfolio (1)........    0.22%         $14              $234
T.A. U.S. Core Equity 2 Portfolio (2)........    0.30%          --                --
T.A. World ex U.S. Core Equity Portfolio (3).    0.60%          --                --

   (1) The Advisor has contractually agreed to waive its administration fee and advisory fee and assume the ordinary operating expenses of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to reduce the Portfolio's total operating expenses to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio Expenses to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                          Fees Paid
                                                          Indirectly
                                                          ----------
           Tax-Managed DFA International Value Portfolio.     $3
           T.A. World ex U.S. Core Equity Portfolio......      4

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid to the CCO by the Fund were $123 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               Tax-Managed U.S. Marketwide Value Portfolio... $61
               Tax-Managed U.S. Equity Portfolio.............  82
               Tax-Managed U.S. Targeted Value Portfolio.....  64
               Tax-Managed U.S. Small Cap Portfolio..........  37
               T.A. U.S. Core Equity 2 Portfolio.............  54
               Tax-Managed DFA International Value Portfolio.  57
               T.A. World ex U.S. Core Equity Portfolio......  24

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                      Purchases  Sales
                                                      --------- --------
       Tax-Managed U.S. Equity Portfolio............. $ 71,517  $ 24,224
       Tax-Managed U.S. Targeted Value Portfolio.....   50,061   111,421
       Tax-Managed U.S. Small Cap Portfolio..........   66,297    42,290
       T.A. U.S. Core Equity 2 Portfolio.............  215,730    41,115
       Tax-Managed DFA International Value Portfolio.  262,437   131,090
       T.A. World ex U.S. Core Equity Portfolio......  135,398    17,274

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to net foreign currency gains/losses, realized gains on securities considered to be "passive foreign investment companies", the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, non-deductible expenses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                  Increase       Increase
                                                                 (Decrease)     (Decrease)
                                                  Increase     Undistributed   Accumulated
                                                 (Decrease)    Net Investment  Net Realized
                                               Paid-In Capital     Income     Gains (Losses)
                                               --------------- -------------- --------------
Tax-Managed U.S. Marketwide Value Portfolio...     $   (3)        $    42        $   (39)
Tax-Managed U.S. Equity Portfolio.............         (1)              1             --
Tax-Managed U.S. Targeted Value Portfolio.....      4,833          (1,367)        (3,466)
Tax-Managed U.S. Small Cap Portfolio..........         (5)              5             --
T.A. U.S. Core Equity 2 Portfolio.............      1,917          (1,777)          (140)
Tax-Managed DFA International Value Portfolio.      1,401          (2,169)           768
T.A. World ex U.S. Core Equity Portfolio......        782             560         (1,342)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                               Net Investment
                                                 Income and
                                                 Short-Term     Long-Term
                                               Capital Gains  Capital Gains  Total
                                               -------------- ------------- -------
Tax-Managed U.S. Marketwide Value Portfolio
2011..........................................    $29,356            --     $29,356
2012..........................................     38,619            --      38,619
Tax-Managed U.S. Equity Portfolio
2011..........................................     22,909            --      22,909
2012..........................................     26,579            --      26,579
Tax-Managed U.S. Targeted Value Portfolio
2011..........................................     15,344            --      15,344
2012..........................................     21,411        $3,466      24,877
Tax-Managed U.S. Small Cap Portfolio
2011..........................................      7,826            --       7,826
2012..........................................     10,665            --      10,665
T.A. U.S. Core Equity 2 Portfolio
2011..........................................     32,785            --      32,785
2012..........................................     43,904           140      44,044
Tax-Managed DFA International Value Portfolio
2011..........................................     61,130            --      61,130
2012..........................................     60,106            --      60,106
T.A. World ex U.S. Core Equity Portfolio
2011..........................................     28,920            --      28,920
2012..........................................     30,337            10      30,347

   At October 31, 2012, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                               Net Investment
                                                 Income and
                                                 Short-Term     Long-Term
                                               Capital Gains  Capital Gains Total
                                               -------------- ------------- ------
Tax-Managed U.S. Targeted Value Portfolio.....     $1,384        $3,466     $4,850
T.A. U.S. Core Equity 2 Portfolio.............      1,779           140      1,919
Tax-Managed DFA International Value Portfolio.      1,400            --      1,400
T.A. World ex U.S. Core Equity Portfolio......        772            10        782

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                               Undistributed                                Total Net
                                               Net Investment                             Distributable
                                                 Income and   Undistributed                 Earnings
                                                 Short-Term     Long-Term   Capital Loss  (Accumulated
                                               Capital Gains  Capital Gains Carryforwards    Losses)
                                               -------------- ------------- ------------- -------------
Tax-Managed U.S. Marketwide Value Portfolio...     $7,429             --      $(140,771)    $(133,342)
Tax-Managed U.S. Equity Portfolio.............      4,360             --       (424,041)     (419,681)
Tax-Managed U.S. Targeted Value Portfolio.....      4,346        $51,903             --        56,249
Tax-Managed U.S. Small Cap Portfolio..........      2,724             --        (66,960)      (64,236)
T.A. U.S. Core Equity 2 Portfolio.............      6,745          3,473             --        10,218
Tax-Managed DFA International Value Portfolio.      7,810             --        (30,216)      (22,406)
T.A. World ex U.S. Core Equity Portfolio......      6,458            415             --         6,873

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                               Expires on October 31,
                                               ----------------------
                                                 2016        2017     Unlimited  Total
                                                --------    --------  --------- --------
Tax-Managed U.S. Marketwide Value Portfolio...       --    $140,771        --   $140,771
Tax-Managed U.S. Equity Portfolio............. $137,475     286,566        --    424,041
Tax-Managed U.S. Small Cap Portfolio..........       --      66,960        --     66,960
Tax-Managed DFA International Value Portfolio.       --      28,430    $1,786     30,216

   During the year ended October 31, 2012, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands).

              Tax-Managed U.S. Marketwide Value Portfolio. $45,693
              Tax-Managed U.S. Equity Portfolio...........  37,759
              Tax-Managed U.S. Targeted Value Portfolio...  48,683
              Tax-Managed U.S. Small Cap Portfolio........  68,086
              T.A. U.S. Core Equity 2 Portfolio...........  16,156
              T.A. World ex U.S. Core Equity Portfolio....     120

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                         Net
                                                                                      Unrealized
                                                Federal    Unrealized   Unrealized   Appreciation
                                                Tax Cost  Appreciation Depreciation (Depreciation)
                                               ---------- ------------ ------------ --------------
Tax-Managed U.S. Marketwide Value Portfolio... $1,825,188  $  911,005   $    (500)    $  910,505
Tax-Managed U.S. Equity Portfolio.............  1,340,020     787,581     (19,920)       767,661
Tax-Managed U.S. Targeted Value Portfolio.....  2,188,475   1,037,018    (135,104)       901,914
Tax-Managed U.S. Small Cap Portfolio..........  1,218,268     645,401     (57,691)       587,710
T.A. U.S. Core Equity 2 Portfolio.............  2,708,608   1,220,933     (79,951)     1,140,982
Tax-Managed DFA International Value Portfolio.  2,268,441     392,123    (248,452)       143,671
T.A. World ex U.S. Core Equity Portfolio......  1,309,766     406,660    (138,540)       268,120

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. Futures Contracts: The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of Tax-Managed U.S. Targeted Value Portfolio's location and value of derivative instrument holdings on Tax-Managed U.S. Targeted Value Portfolio's Statement of Operations categorized by primary risk exposure for the six months ended April 30, 2013 (amounts in thousands):

                                                                                     Equity
                                            Location on the Statement of Operations Contracts
-                                           --------------------------------------- ---------
Tax-Managed U.S. Targeted Value Portfolio*.  Net Realized Gain (Loss) on: Futures    $(469)

* As of April 30, 2013, there were no futures contracts outstanding. During the six months ended April 30, 2013 the Portfolio had limited activity in futures contracts.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolios under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

                                            Weighted      Weighted    Number of   Interest Maximum Amount
                                             Average      Average        Days     Expense  Borrowed During
                                          Interest Rate Loan Balance Outstanding* Incurred   the Period
                                          ------------- ------------ ------------ -------- ---------------
Tax-Managed U.S. Targeted Value
  Portfolio..............................     0.91%        $  562         7         $--        $1,904
Tax-Managed U.S. Small Cap Portfolio.....     0.91%           807         4          --         1,055
T.A. U.S. Core Equity 2 Portfolio........     0.91%         1,399         1          --         1,399
Tax-Managed DFA International Value
  Portfolio..............................     0.92%            98         6          --           177
T.A. World ex U.S. Core Equity Portfolio.     0.91%           674         8          --         1,955

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under this line of credit as of April 30, 2013.

I. Securities Lending:

   As of April 30, 2013, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                          Market
                                                          Value
                                                          ------
               Tax-Managed U.S. Equity Portfolio......... $2,134
               Tax-Managed U.S. Targeted Value Portfolio.  2,772
               Tax-Managed U.S. Small Cap Portfolio......  6,549
               T.A. U.S. Core Equity 2 Portfolio.........  1,849
               T.A. World ex U.S. Core Equity Portfolio..  1,867

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six month ended April 30, 2013, the Portfolios had no in-kind redemptions.

L. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

M. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                Approximate
                                                                 Percentage
                                                   Number of   of Outstanding
                                                  Shareholders     Shares
                                                  ------------ --------------
   Tax-Managed U.S. Marketwide Value Portfolio...      3             91%
   Tax-Managed U.S. Equity Portfolio.............      3             88%
   Tax-Managed U.S. Targeted Value Portfolio.....      3             96%
   Tax-Managed U.S. Small Cap Portfolio..........      3             94%
   T.A. U.S. Core Equity 2 Portfolio.............      3             92%
   Tax-Managed DFA International Value Portfolio.      3             94%
   T.A. World ex U.S. Core Equity Portfolio......      3             88%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company ("Tribune"). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the "LBO") and sold their shares for $34 per share in cash, such as The Tax-Managed U.S. Marketwide Value Series. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the "Lawsuits"). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. The Lawsuits seek to recover, for the benefit of Tribune's bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune's payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code's and various states' fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers.

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of The Tax-Managed U.S. Marketwide Value Series' net asset value at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expense incurred by The Tax-Managed U.S. Marketwide Value Series.

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                         DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                      Six Months Ended April 30, 2013
EXPENSE TABLES
                                              Beginning  Ending              Expenses
                                               Account  Account   Annualized   Paid
                                                Value    Value     Expense    During
                                              11/01/12  04/30/13    Ratio*   Period*
                                              --------- --------- ---------- --------
The Tax-Managed U.S. Marketwide Value Series
--------------------------------------------
Actual Fund Return........................... $1,000.00 $1,184.60    0.22%    $1.19
Hypothetical 5% Annual Return................ $1,000.00 $1,023.70    0.22%    $1.10

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

                 The Tax-Managed U.S. Marketwide Value Series
              Consumer Discretionary.......................  18.6%
              Consumer Staples.............................   8.2%
              Energy.......................................  16.1%
              Financials...................................  17.4%
              Health Care..................................   9.8%
              Industrials..................................  14.0%
              Information Technology.......................   5.7%
              Materials....................................   3.5%
              Other........................................    --
              Telecommunication Services...................   6.3%
              Utilities....................................   0.4%
                                                            -----
                                                            100.0%

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                   Percentage
                                           Shares      Value+    of Net Assets**
                                           ------      ------    ---------------
COMMON STOCKS -- (93.9%)
Consumer Discretionary -- (17.5%)
    Carnival Corp........................   489,649 $ 16,897,787            0.5%
    Comcast Corp. Class A................ 3,446,875  142,355,937            3.7%
    Comcast Corp. Special Class A........ 1,088,341   42,760,918            1.1%
#*  General Motors Co....................   674,707   20,807,964            0.6%
*   Liberty Interactive Corp. Class A....   882,463   18,787,637            0.5%
    News Corp. Class A................... 1,608,989   49,830,389            1.3%
    News Corp. Class B...................   616,492   19,185,231            0.5%
    Time Warner Cable, Inc...............   693,942   65,154,214            1.7%
    Time Warner, Inc..................... 1,534,860   91,753,931            2.4%
    Other Securities.....................            247,918,001            6.3%
                                                    ------------           -----
Total Consumer Discretionary.............            715,452,009           18.6%
                                                    ------------           -----
Consumer Staples -- (7.7%)
    Archer-Daniels-Midland Co............   813,476   27,609,375            0.7%
    CVS Caremark Corp.................... 1,510,745   87,895,144            2.3%
    Kraft Foods Group, Inc...............   607,984   31,305,096            0.8%
    Mondelez International, Inc. Class A. 2,081,099   65,450,564            1.7%
    Other Securities.....................            102,028,494            2.7%
                                                    ------------           -----
Total Consumer Staples...................            314,288,673            8.2%
                                                    ------------           -----
Energy -- (15.1%)
    Anadarko Petroleum Corp..............   845,068   71,627,964            1.9%
    Apache Corp..........................   292,215   21,588,844            0.6%
    Chevron Corp.........................   629,776   76,838,970            2.0%
#   ConocoPhillips....................... 1,766,829  106,804,813            2.8%
#   Hess Corp............................   378,130   27,293,423            0.7%
    Marathon Oil Corp....................   903,937   29,531,622            0.8%
    Marathon Petroleum Corp..............   451,968   35,416,212            0.9%
    National Oilwell Varco, Inc..........   250,948   16,366,829            0.4%
    Phillips 66..........................   883,414   53,844,083            1.4%
    Valero Energy Corp...................   658,099   26,534,552            0.7%
    Other Securities.....................            151,994,322            3.8%
                                                    ------------           -----
Total Energy.............................            617,841,634           16.0%
                                                    ------------           -----
Financials -- (16.4%)
    Bank of America Corp................. 6,406,476   78,863,720            2.1%
    Capital One Financial Corp...........   333,920   19,293,898            0.5%
    Citigroup, Inc....................... 2,115,722   98,719,589            2.6%
    CME Group, Inc.......................   414,385   25,219,471            0.7%
    Goldman Sachs Group, Inc. (The)......   143,685   20,988,068            0.6%
    JPMorgan Chase & Co..................   777,031   38,082,289            1.0%
    MetLife, Inc......................... 1,126,173   43,909,485            1.2%
    Morgan Stanley....................... 1,476,248   32,698,893            0.9%
    Prudential Financial, Inc............   497,625   30,066,503            0.8%
    Other Securities.....................            281,117,491            7.0%
                                                    ------------           -----
Total Financials.........................            668,959,407           17.4%
                                                    ------------           -----
Health Care -- (9.2%)
    Aetna, Inc...........................   503,313   28,910,299            0.8%
    Humana, Inc..........................   236,814   17,550,286            0.5%
    Pfizer, Inc.......................... 5,208,907  151,422,926            3.9%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                              Percentage
                                                   Shares        Value+     of Net Assets**
                                                   ------        ------     ---------------

Health Care -- (Continued)
#     Thermo Fisher Scientific, Inc..............    499,520 $   40,301,274            1.1%
#     WellPoint, Inc.............................    504,640     36,798,349            1.0%
      Other Securities...........................               101,977,501            2.5%
                                                             --------------          ------
Total Health Care................................               376,960,635            9.8%
                                                             --------------          ------
Industrials -- (13.1%)
      CSX Corp...................................  1,242,950     30,564,141            0.8%
      General Electric Co........................  5,021,489    111,928,990            2.9%
      Norfolk Southern Corp......................    545,229     42,211,629            1.1%
      Northrop Grumman Corp......................    337,038     25,527,258            0.7%
      Union Pacific Corp.........................    444,064     65,703,709            1.7%
      Other Securities...........................               260,318,337            6.7%
                                                             --------------          ------
Total Industrials................................               536,254,064           13.9%
                                                             --------------          ------
Information Technology -- (5.3%)
      Corning, Inc...............................  1,298,385     18,826,582            0.5%
      Xerox Corp.................................  1,791,473     15,370,838            0.4%
*     Yahoo!, Inc................................  1,048,770     25,936,082            0.7%
      Other Securities...........................               156,667,736            4.0%
                                                             --------------          ------
Total Information Technology.....................               216,801,238            5.6%
                                                             --------------          ------
Materials -- (3.3%)
      International Paper Co.....................    493,615     23,190,033            0.6%
      Other Securities...........................               112,004,914            2.9%
                                                             --------------          ------
Total Materials..................................               135,194,947            3.5%
                                                             --------------          ------
Other -- (0.0%)
      Other Securities...........................                        54            0.0%
                                                             --------------          ------
Telecommunication Services -- (5.9%)
      AT&T, Inc..................................  4,065,906    152,308,839            4.0%
#     CenturyLink, Inc...........................    536,163     20,143,644            0.5%
*     Sprint Nextel Corp.........................  3,629,981     25,591,366            0.7%
#     Verizon Communications, Inc................    591,335     31,878,870            0.8%
      Other Securities...........................                11,466,508            0.3%
                                                             --------------          ------
Total Telecommunication Services.................               241,389,227            6.3%
                                                             --------------          ------
Utilities -- (0.4%)
      Other Securities...........................                15,540,868            0.4%
                                                             --------------          ------
TOTAL COMMON STOCKS..............................             3,838,682,756           99.7%
                                                             --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                        --            0.0%
                                                             --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves. 12,874,625     12,874,625            0.3%
                                                             --------------          ------
                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------
                                                    (000)

SECURITIES LENDING COLLATERAL -- (5.8%)
(S)@  DFA Short Term Investment Fund............. 20,323,018    235,137,318            6.1%
                                                             --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,804,329,364)........................              $4,086,694,699          106.1%
                                                             ==============          ======

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  715,452,009           --   --    $  715,452,009
  Consumer Staples............    314,288,673           --   --       314,288,673
  Energy......................    617,841,634           --   --       617,841,634
  Financials..................    668,952,831 $      6,576   --       668,959,407
  Health Care.................    376,920,576       40,059   --       376,960,635
  Industrials.................    536,240,178       13,886   --       536,254,064
  Information Technology......    216,801,238           --   --       216,801,238
  Materials...................    135,194,947           --   --       135,194,947
  Other.......................             --           54   --                54
  Telecommunication Services..    241,389,227           --   --       241,389,227
  Utilities...................     15,540,868           --   --        15,540,868
Rights/Warrants...............             --           --   --                --
Temporary Cash Investments....     12,874,625           --   --        12,874,625
Securities Lending Collateral.             --  235,137,318   --       235,137,318
                               -------------- ------------   --    --------------
TOTAL......................... $3,851,496,806 $235,197,893   --    $4,086,694,699
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

ASSETS:
Investments at Value (including $237,638 of securities on loan)*......... $3,838,683
Temporary Cash Investments at Value & Cost...............................     12,875
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.    235,137
Receivables:
  Investment Securities Sold.............................................         25
  Dividends, Interest and Tax Reclaims...................................      3,507
  Securities Lending Income..............................................         63
Prepaid Expenses and Other Assets........................................          4
                                                                          ----------
     Total Assets........................................................  4,090,294
                                                                          ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................................    235,137
  Investment Securities Purchased........................................      2,288
  Due to Advisor.........................................................        624
Accrued Expenses and Other Liabilities...................................        142
                                                                          ----------
     Total Liabilities...................................................    238,191
                                                                          ----------
NET ASSETS............................................................... $3,852,103
                                                                          ==========
Investments at Cost...................................................... $2,556,317
                                                                          ==========

----------
* See Note H in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

   Investment Income
     Dividends..................................................... $ 37,943
     Interest......................................................        7
     Income from Securities Lending................................      345
                                                                    --------
        Total Investment Income....................................   38,295
                                                                    --------
   Expenses
     Investment Advisory Services Fees.............................    3,546
     Accounting & Transfer Agent Fees..............................      148
     Custodian Fees................................................       23
     Shareholders' Reports.........................................        5
     Directors'/Trustees' Fees & Expenses..........................       14
     Professional Fees.............................................       49
     Other.........................................................       14
                                                                    --------
        Total Expenses.............................................    3,799
                                                                    --------
     Net Investment Income (Loss)..................................   34,496
                                                                    --------
   Realized and Unrealized Gain (Loss)
     Net Realized Gain (Loss) on:
       Investment Securities Sold..................................   18,424
     Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities.......................................  548,227
                                                                    --------
     Net Realized and Unrealized Gain (Loss).......................  566,651
                                                                    --------
   Net Increase (Decrease) in Net Assets Resulting from Operations. $601,147
                                                                    ========

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                         Six Months     Year
                                                                            Ended      Ended
                                                                          April 30,   Oct. 31,
                                                                            2013        2012
-                                                                        ----------- ----------
                                                                         (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......................................... $   34,496  $   61,545
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................................     18,424      64,448
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...............................................    548,227     400,114
                                                                         ----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from Operations....    601,147     526,107
                                                                         ----------  ----------
Transactions in Interest:
  Contributions.........................................................     61,448      96,522
  Withdrawals...........................................................   (116,968)   (217,478)
                                                                         ----------  ----------
     Net Increase (Decrease) from Transactions in Interest..............    (55,520)   (120,956)
                                                                         ----------  ----------
     Total Increase (Decrease) in Net Assets............................    545,627     405,151
Net Assets
  Beginning of Period...................................................  3,306,476   2,901,325
                                                                         ----------  ----------
  End of Period......................................................... $3,852,103  $3,306,476
                                                                         ==========  ==========

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                             FINANCIAL HIGHLIGHTS

                                                                                                                  Period
                                                Six Months       Year        Year        Year        Year         Dec. 1,
                                                   Ended        Ended       Ended       Ended       Ended          2007
                                                 April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     to Oct. 31,
                                                   2013          2012        2011        2010        2009          2008
------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)
Total Return..................................      18.46%(C)      18.47%       6.33%      20.38%      12.76%     (37.44)%(C)
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......... $3,852,103     $3,306,476  $2,901,325  $2,670,673  $2,289,927  $2,190,724
Ratio of Expenses to Average Net Assets.......       0.22%(B)       0.22%       0.22%       0.22%       0.23%       0.22%(B)
Ratio of Net Investment Income to Average Net
 Assets.......................................       1.96%(B)       1.99%       1.61%       1.40%       2.23%       2.09%(B)
Portfolio Turnover Rate.......................          2%(C)         10%         20%         25%         28%         40%(C)
------------------------------------------------------------------------------------------------------------------------------

                                                  Year
                                                 Ended
                                                Nov. 30,
                                                  2007
----------------------------------------------------------

Total Return..................................       0.67%
----------------------------------------------------------
Net Assets, End of Period (thousands)......... $3,858,580
Ratio of Expenses to Average Net Assets.......       0.22%
Ratio of Net Investment Income to Average Net
 Assets.......................................       1.61%
Portfolio Turnover Rate.......................         21%
----------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven operational portfolios, one of which, The Tax-Managed U.S. Marketwide Value Series (the "Series"), is presented in this section of the report. The remaining ten portfolios are presented in separate reports.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Series.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At April 30, 2013, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $84 (in thousands).

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or its Series are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Series. For the six months ended April 30, 2013, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets of the Series.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2013, the total related amounts paid to the CCO by the Trust were $28 (in thousands). The total related amounts paid by the Series is included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                      Purchases  Sales
        -                                             --------- -------
        The Tax-Managed U.S. Marketwide Value Series.  $56,449  $80,142

   There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

   The Series is treated as a partnership for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                    Net
                                                                                 Unrealized
                                           Federal    Unrealized   Unrealized   Appreciation
                                           Tax Cost  Appreciation Depreciation (Depreciation)
                                          ---------- ------------ ------------ --------------
Tax Managed U.S. Marketwide Value Series. $2,805,286  $1,383,961   $(102,552)    $1,281,409

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax position and has concluded that no additional provision for income tax is required in the Series' financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Financial Instruments:

   In accordance with the Series' investment objective and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Series under this line of credit during the six months ended April 30, 2013.

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Series under this line of credit during the period ended April 30, 2013.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

                                   Weighted      Weighted    Number of   Interest Maximum Amount
                                    Average      Average        Days     Expense  Borrowed During
                                 Interest Rate Loan Balance Outstanding* Incurred   The Period
                                 ------------- ------------ ------------ -------- ---------------
The Tax-Managed U.S. Marketwide
  Value Series..................     0.92%        $1,895         11         $1        $4,797

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that the Series' available line of credit was utilized.

   There were no outstanding borrowings by the Series under this line of credit as of April 30, 2013.

H. Securities Lending:

   As of April 30, 2013, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $6,650 (in thousands). The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

   Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J. In-Kind Redemptions:

   In accordance with guidelines described in the Series' registration statement, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Series had no in-kind redemptions.

K. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

L. Other:

   The Series is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company ("Tribune"). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the "LBO") and sold their shares for $34 per share in cash, such as the Series. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the "Lawsuits"). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. The Lawsuits seek to recover, for the benefit of Tribune's bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune's payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code's and various states' fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers.

   Litigation counsel to the Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the Series arising from the Lawsuits. Until the Series can do so, no reduction of the net asset value of the Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of the Series' net asset value at this time.

   The Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of the Series will pay or receive, as the case may be, a price based on net asset value of the Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by the Series as incurred and in a manner similar to any other expense incurred by the Series.

M. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. and the Board of Trustees of The DFA Investment Trust Company (together, the "Board") considered the continuation of the investment advisory/management agreements for each portfolio or series (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as a sub-advisor. (The investment advisory/management agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund, including administrative fees paid by the feeder portfolios. The Board considered the profitability to the Advisor of managing the Funds and other "non-1940 Act registered" investment vehicles. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-002S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

DFA Investment Dimensions Group Inc.
CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                 Page
                                                                 ----
           Letter to Shareholders
           Definitions of Abbreviations and Footnotes...........   1
           Disclosure of Fund Expenses..........................   2
           Disclosure of Portfolio Holdings.....................   3
           Summary Schedules of Portfolio Holdings
              CSTG&E U.S. Social Core Equity 2 Portfolio........   4
              CSTG&E International Social Core Equity Portfolio.   7
           Statements of Assets and Liabilities.................  11
           Statements of Operations.............................  12
           Statements of Changes in Net Assets..................  13
           Financial Highlights.................................  14
           Notes to Financial Statements........................  15
           Voting Proxies on Fund Portfolio Securities..........  23
           Board Approval of Investment Advisory Agreements.....  24

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
FNMA    Federal National Mortgage Association
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than
        1.0% of the net assets of the Fund. Some of the individual securities within this category may include
        Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Annualized
(C)     Non-Annualized
(D)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                           Six Months Ended April 30, 2013
EXPENSE TABLES
                                                   Beginning  Ending              Expenses
                                                    Account  Account   Annualized   Paid
                                                     Value    Value     Expense    During
                                                   11/01/12  04/30/13    Ratio*   Period*
                                                   --------- --------- ---------- --------
CSTG&E U.S. Social Core Equity 2 Portfolio
------------------------------------------
Actual Fund Return................................ $1,000.00 $1,157.30    0.35%    $1.87
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.06    0.35%    $1.76

CSTG&E International Social Core Equity Portfolio
-------------------------------------------------
Actual Fund Return................................ $1,000.00 $1,151.40    0.57%    $3.04
Hypothetical 5% Annual Return..................... $1,000.00 $1,021.97    0.57%    $2.86

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's
50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                  CSTG&E U.S. Social Core Equity 2 Portfolio
              Consumer Discretionary.......................  15.5%
              Consumer Staples.............................   6.0%
              Energy.......................................  13.3%
              Financials...................................  23.1%
              Industrials..................................  16.2%
              Information Technology.......................  14.4%
              Materials....................................   5.8%
              Other........................................    --
              Telecommunication Services...................   2.9%
              Utilities....................................   2.8%
                                                            -----
                                                            100.0%

               CSTG&E International Social Core Equity Portfolio
              Consumer Discretionary.......................  14.2%
              Consumer Staples.............................   6.7%
              Energy.......................................   8.6%
              Financials...................................  29.8%
              Industrials..................................  17.3%
              Information Technology.......................   5.8%
              Materials....................................  10.8%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.5%
              Utilities....................................   3.3%
                                                            -----
                                                            100.0%

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                   Percentage
                                              Shares   Value+    of Net Assets**
                                              ------   ------    ---------------
COMMON STOCKS -- (81.0%)
Consumer Discretionary -- (12.5%)
    CBS Corp. Class B........................  4,400 $   201,432            0.2%
    Comcast Corp. Class A.................... 11,509     475,322            0.6%
    Home Depot, Inc. (The)...................  3,536     259,366            0.3%
    Lowe's Cos., Inc.........................  5,600     215,152            0.3%
#   McDonald's Corp..........................  2,000     204,280            0.3%
    Time Warner Cable, Inc...................  2,380     223,458            0.3%
    Time Warner, Inc.........................  8,366     500,119            0.6%
#   Walt Disney Co. (The).................... 10,647     669,057            0.8%
    Other Securities.........................         10,302,788           12.0%
                                                     -----------           -----
Total Consumer Discretionary.................         13,050,974           15.4%
                                                     -----------           -----
Consumer Staples -- (4.9%)
    Coca-Cola Co. (The)......................  5,400     228,582            0.3%
    Mondelez International, Inc. Class A..... 15,103     474,989            0.6%
    PepsiCo, Inc.............................  2,979     245,678            0.3%
    Procter & Gamble Co. (The)...............  9,400     721,638            0.9%
    Wal-Mart Stores, Inc.....................  5,600     435,232            0.5%
    Other Securities.........................          2,965,491            3.4%
                                                     -----------           -----
Total Consumer Staples.......................          5,071,610            6.0%
                                                     -----------           -----
Energy -- (10.8%)
    Anadarko Petroleum Corp..................  3,500     296,660            0.4%
    Chevron Corp............................. 17,800   2,171,778            2.6%
    ConocoPhillips...........................  8,900     538,005            0.6%
    EOG Resources, Inc.......................  1,771     214,574            0.3%
    Exxon Mobil Corp......................... 18,260   1,624,957            1.9%
    Occidental Petroleum Corp................  2,800     249,928            0.3%
    Phillips 66..............................  4,450     271,227            0.3%
    Valero Energy Corp.......................  5,000     201,600            0.2%
    Other Securities.........................          5,687,349            6.7%
                                                     -----------           -----
Total Energy.................................         11,256,078           13.3%
                                                     -----------           -----
Financials -- (18.7%)
*   American International Group, Inc........  5,138     212,816            0.3%
    Bank of America Corp..................... 60,275     741,985            0.9%
*   Berkshire Hathaway, Inc. Class B.........  2,400     255,168            0.3%
    Capital One Financial Corp...............  3,500     202,230            0.2%
    Chubb Corp. (The)........................  2,912     256,460            0.3%
    Citigroup, Inc........................... 16,934     790,140            0.9%
    Goldman Sachs Group, Inc. (The)..........  3,440     502,481            0.6%
    JPMorgan Chase & Co...................... 28,409   1,392,325            1.7%
    MetLife, Inc.............................  6,648     259,206            0.3%
    PNC Financial Services Group, Inc. (The).  4,300     291,884            0.4%
    Prudential Financial, Inc................  3,600     217,512            0.3%
    Travelers Cos., Inc. (The)...............  3,008     256,913            0.3%
    U.S. Bancorp.............................  8,600     286,208            0.3%
    Wells Fargo & Co......................... 31,743   1,205,599            1.4%
    Other Securities.........................         12,610,901           14.8%
                                                     -----------           -----
Total Financials.............................         19,481,828           23.0%
                                                     -----------           -----
Industrials -- (13.1%)
    General Electric Co...................... 64,022   1,427,050            1.7%
    Norfolk Southern Corp....................  3,416     264,467            0.3%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                           Percentage
                                                   Shares      Value+    of Net Assets**
                                                   ------      ------    ---------------
Industrials -- (Continued)
      Union Pacific Corp.........................     2,900 $    429,084            0.5%
      Other Securities...........................             11,549,238           13.6%
                                                            ------------          ------
Total Industrials................................             13,669,839           16.1%
                                                            ------------          ------
Information Technology -- (11.6%)
#     Apple, Inc.................................     1,600      708,400            0.8%
      Cisco Systems, Inc.........................    16,702      349,406            0.4%
*     eBay, Inc..................................     3,900      204,321            0.3%
*     Google, Inc. Class A.......................       400      329,828            0.4%
#     Intel Corp.................................    13,000      311,350            0.4%
#     International Business Machines Corp.......     2,200      445,588            0.5%
      Microsoft Corp.............................    14,200      470,020            0.6%
      Oracle Corp................................     8,700      285,186            0.3%
      Visa, Inc. Class A.........................     1,600      269,536            0.3%
      Other Securities...........................              8,761,537           10.3%
                                                            ------------          ------
Total Information Technology.....................             12,135,172           14.3%
                                                            ------------          ------
Materials -- (4.7%)
      Other Securities...........................              4,876,722            5.8%
                                                            ------------          ------
Other -- (0.0%)
      Other Securities...........................                     --            0.0%
                                                            ------------          ------
Telecommunication Services -- (2.4%)
      AT&T, Inc..................................    33,080    1,239,177            1.5%
*     Sprint Nextel Corp.........................    30,700      216,435            0.3%
      Verizon Communications, Inc................     9,600      517,536            0.6%
      Other Securities...........................                522,244            0.5%
                                                            ------------          ------
Total Telecommunication Services.................              2,495,392            2.9%
                                                            ------------          ------
Utilities -- (2.3%)
      Other Securities...........................              2,373,281            2.8%
                                                            ------------          ------
TOTAL COMMON STOCKS..............................             84,410,896           99.6%
                                                            ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...........................                     --            0.0%
                                                            ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves.   310,439      310,439            0.4%
                                                            ------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------       -              -
                                                    (000)
SECURITIES LENDING COLLATERAL -- (18.7%)
(S)@  DFA Short Term Investment Fund............. 1,689,734   19,550,218           23.0%
                                                            ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $89,338,733)...........................             $104,271,553          123.0%
                                                            ============          ======

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 --------------------------------------------
                                   Level 1     Level 2   Level 3    Total
                                 ----------- ----------- ------- ------------
  Common Stocks
    Consumer Discretionary...... $13,050,974          --   --    $ 13,050,974
    Consumer Staples............   5,071,610          --   --       5,071,610
    Energy......................  11,256,078          --   --      11,256,078
    Financials..................  19,481,740 $        88   --      19,481,828
    Industrials.................  13,668,264       1,575   --      13,669,839
    Information Technology......  12,135,172          --   --      12,135,172
    Materials...................   4,876,722          --   --       4,876,722
    Other.......................          --          --   --              --
    Telecommunication Services..   2,495,392          --   --       2,495,392
    Utilities...................   2,373,281          --   --       2,373,281
  Rights/Warrants...............          --          --   --              --
  Temporary Cash Investments....     310,439          --   --         310,439
  Securities Lending Collateral.          --  19,550,218   --      19,550,218
                                 ----------- -----------   --    ------------
  TOTAL......................... $84,719,672 $19,551,881   --    $104,271,553
                                 =========== ===========   ==    ============

                See accompanying Notes to Financial Statements.

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                     Percentage
                                                 Shares  Value++   of Net Assets**
                                                 ------  -------   ---------------
COMMON STOCKS -- (90.5%)
AUSTRALIA -- (6.8%)
    Australia & New Zealand Banking Group, Ltd.. 11,146 $  368,344            0.5%
    Commonwealth Bank of Australia..............  3,519    268,221            0.4%
    Macquarie Group, Ltd........................  3,881    157,886            0.2%
    National Australia Bank, Ltd................ 10,974    387,249            0.5%
    Suncorp Group, Ltd.......................... 12,672    170,670            0.2%
    Wesfarmers, Ltd.............................  5,008    225,301            0.3%
    Westpac Banking Corp........................  5,582    195,817            0.3%
#   Westpac Banking Corp. Sponsored ADR.........  1,800    315,144            0.4%
    Other Securities............................         3,264,174            4.6%
                                                        ----------            ----
TOTAL AUSTRALIA.................................         5,352,806            7.4%
                                                        ----------            ----

AUSTRIA -- (0.5%)
    Other Securities............................           409,248            0.6%
                                                        ----------            ----

BELGIUM -- (0.8%)
    Other Securities............................           611,280            0.8%
                                                        ----------            ----

CANADA -- (8.9%)
#   Bank of Montreal............................  3,935    246,814            0.4%
    Bank of Nova Scotia.........................  4,072    234,793            0.3%
    Royal Bank of Canada........................  5,951    359,027            0.5%
    Suncor Energy, Inc..........................  8,501    265,042            0.4%
    Toronto-Dominion Bank (The).................  4,400    360,709            0.5%
#   TransCanada Corp............................  3,265    161,848            0.2%
    Other Securities............................         5,399,797            7.4%
                                                        ----------            ----
TOTAL CANADA....................................         7,028,030            9.7%
                                                        ----------            ----

CHINA -- (0.0%)
    Other Securities............................             1,973            0.0%
                                                        ----------            ----

DENMARK -- (0.7%)
    Other Securities............................           553,558            0.8%
                                                        ----------            ----

FINLAND -- (1.4%)
    Other Securities............................         1,119,093            1.5%
                                                        ----------            ----

FRANCE -- (6.3%)
    BNP Paribas SA..............................  5,385    300,256            0.4%
    Total SA Sponsored ADR......................  6,258    314,402            0.4%
    Other Securities............................         4,375,604            6.1%
                                                        ----------            ----
TOTAL FRANCE....................................         4,990,262            6.9%
                                                        ----------            ----

GERMANY -- (5.3%)
    Allianz SE..................................  2,476    366,251            0.5%
    Daimler AG..................................  4,832    267,910            0.4%
    Deutsche Bank AG............................  4,600    211,830            0.3%
    Deutsche Telekom AG......................... 15,245    180,564            0.3%
    E.ON SE Sponsored ADR.......................  8,830    160,706            0.2%
#   Muenchener Rueckversicherungs AG............  1,116    223,542            0.3%
    Siemens AG..................................  1,956    204,377            0.3%
    Other Securities............................         2,581,176            3.5%
                                                        ----------            ----
TOTAL GERMANY...................................         4,196,356            5.8%
                                                        ----------            ----

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        Percentage
                                                   Shares   Value++   of Net Assets**
                                                   ------   -------   ---------------
GREECE -- (0.3%)
    Other Securities..............................        $   234,797            0.3%
                                                          -----------           -----

HONG KONG -- (2.2%)
    Other Securities..............................          1,719,241            2.4%
                                                          -----------           -----

IRELAND -- (0.4%)
    Other Securities..............................            344,157            0.5%
                                                          -----------           -----

ISRAEL -- (0.3%)
    Other Securities..............................            266,759            0.4%
                                                          -----------           -----

ITALY -- (2.1%)
    Eni SpA Sponsored ADR.........................  3,700     176,897            0.3%
    Other Securities..............................          1,461,853            2.0%
                                                          -----------           -----
TOTAL ITALY.......................................          1,638,750            2.3%
                                                          -----------           -----

JAPAN -- (20.1%)
    Mitsubishi UFJ Financial Group, Inc........... 60,470     410,279            0.6%
    Sumitomo Mitsui Financial Group, Inc..........  5,464     258,269            0.4%
#   Toyota Motor Corp. Sponsored ADR..............  3,508     407,980            0.6%
    Other Securities..............................         14,767,653           20.4%
                                                          -----------           -----
TOTAL JAPAN.......................................         15,844,181           22.0%
                                                          -----------           -----

NETHERLANDS -- (1.8%)
    Other Securities..............................          1,410,945            1.9%
                                                          -----------           -----

NEW ZEALAND -- (0.2%)
    Other Securities..............................            182,263            0.2%
                                                          -----------           -----

NORWAY -- (1.1%)
    Other Securities..............................            833,741            1.2%
                                                          -----------           -----

PORTUGAL -- (0.3%)
    Other Securities..............................            276,665            0.4%
                                                          -----------           -----

SINGAPORE -- (1.7%)
    Other Securities..............................          1,334,506            1.8%
                                                          -----------           -----

SPAIN -- (2.3%)
    Banco Santander SA Sponsored ADR.............. 34,963     253,482            0.4%
    Other Securities..............................          1,532,521            2.1%
                                                          -----------           -----
TOTAL SPAIN.......................................          1,786,003            2.5%
                                                          -----------           -----

SWEDEN -- (3.1%)
    Nordea Bank AB................................ 16,075     193,431            0.3%
    Svenska Cellulosa AB Class B..................  6,476     168,692            0.2%
    Telefonaktiebolaget LM Ericsson Sponsored ADR. 19,000     233,890            0.3%
    Other Securities..............................          1,868,396            2.6%
                                                          -----------           -----
TOTAL SWEDEN......................................          2,464,409            3.4%
                                                          -----------           -----

SWITZERLAND -- (5.2%)
    Credit Suisse Group AG Sponsored ADR..........  6,552     188,567            0.3%
    Holcim, Ltd...................................  2,247     175,277            0.3%
    Nestle SA.....................................  4,725     336,951            0.5%
    Swiss Re AG...................................  3,384     269,304            0.4%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                Percentage
                                           Shares   Value++   of Net Assets**
                                           ------   -------   ---------------
  SWITZERLAND -- (Continued)
      UBS AG.............................. 16,424 $   292,978            0.4%
      Zurich Insurance Group AG...........  1,419     396,528            0.6%
      Other Securities....................          2,436,276            3.2%
                                                  -----------           -----
  TOTAL SWITZERLAND.......................          4,095,881            5.7%
                                                  -----------           -----

  UNITED KINGDOM -- (18.7%)
      Anglo American P.L.C................  6,671     163,111            0.2%
  #   Barclays P.L.C. Sponsored ADR....... 13,100     235,538            0.3%
      BP P.L.C. Sponsored ADR............. 17,176     748,874            1.0%
      HSBC Holdings P.L.C. Sponsored ADR.. 21,019   1,153,102            1.6%
      Old Mutual P.L.C.................... 49,164     156,812            0.2%
      Prudential P.L.C. ADR...............  6,900     238,326            0.3%
  #   Rio Tinto P.L.C. Sponsored ADR......  4,335     199,670            0.3%
      Royal Dutch Shell P.L.C. ADR........ 15,447   1,078,046            1.5%
      Standard Chartered P.L.C............ 12,061     303,544            0.4%
      Tesco P.L.C......................... 33,306     189,444            0.3%
      Vodafone Group P.L.C. Sponsored ADR. 28,773     880,166            1.2%
      WPP P.L.C. Sponsored ADR............  2,100     173,334            0.2%
      Xstrata P.L.C....................... 11,296     169,987            0.2%
      Other Securities....................          9,070,058           12.8%
                                                  -----------           -----
  TOTAL UNITED KINGDOM....................         14,760,012           20.5%
                                                  -----------           -----

  UNITED STATES -- (0.0%)
      Other Securities....................             12,846            0.0%
                                                  -----------           -----
  TOTAL COMMON STOCKS.....................         71,467,762           99.0%
                                                  -----------           -----

  PREFERRED STOCKS -- (0.0%)
  UNITED KINGDOM -- (0.0%)
      Other Securities....................                136            0.0%
                                                  -----------           -----

  RIGHTS/WARRANTS -- (0.0%)
  BELGIUM -- (0.0%)
      Other Securities....................                 --            0.0%
                                                  -----------           -----

  ISRAEL -- (0.0%)
      Other Securities....................                 91            0.0%
                                                  -----------           -----

  NETHERLANDS -- (0.0%)
      Other Securities....................                857            0.0%
                                                  -----------           -----

  SPAIN -- (0.0%)
      Other Securities....................              3,427            0.0%
                                                  -----------           -----

  SWITZERLAND -- (0.0%)
      Other Securities....................                714            0.0%
                                                  -----------           -----
  TOTAL RIGHTS/WARRANTS...................              5,089            0.0%
                                                  -----------           -----

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        Shares/
                                                                         Face                  Percentage
                                                                        Amount     Value+    of Net Assets**
                                                                        -------    ------    ---------------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (9.5%)
(S)@  DFA Short Term Investment Fund...................................  605,013 $ 7,000,000            9.7%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $487,869 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $498,622) to be repurchased at $488,847............... $    489     488,845            0.7%
                                                                                 -----------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................            7,488,845           10.4%
                                                                                 -----------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $90,980,693).................................................            $78,961,832          109.4%
                                                                                 ===========          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                  -------------------------------------------
                                    Level 1     Level 2   Level 3    Total
                                  ----------- ----------- ------- -----------
   Common Stocks
     Australia................... $   494,498 $ 4,858,308   --    $ 5,352,806
     Austria.....................          --     409,248   --        409,248
     Belgium.....................      68,761     542,519   --        611,280
     Canada......................   7,021,878       6,152   --      7,028,030
     China.......................       1,973          --   --          1,973
     Denmark.....................          --     553,558   --        553,558
     Finland.....................     184,055     935,038   --      1,119,093
     France......................     806,966   4,183,296   --      4,990,262
     Germany.....................     512,056   3,684,300   --      4,196,356
     Greece......................       4,610     230,187   --        234,797
     Hong Kong...................          --   1,719,241   --      1,719,241
     Ireland.....................      74,048     270,109   --        344,157
     Israel......................       9,329     257,430   --        266,759
     Italy.......................     299,274   1,339,476   --      1,638,750
     Japan.......................     997,812  14,846,369   --     15,844,181
     Netherlands.................     158,189   1,252,756   --      1,410,945
     New Zealand.................          --     182,263   --        182,263
     Norway......................      94,936     738,805   --        833,741
     Portugal....................      15,453     261,212   --        276,665
     Singapore...................       3,126   1,331,380   --      1,334,506
     Spain.......................     560,515   1,225,488   --      1,786,003
     Sweden......................     234,063   2,230,346   --      2,464,409
     Switzerland.................     488,514   3,607,367   --      4,095,881
     United Kingdom..............   5,708,347   9,051,665   --     14,760,012
     United States...............      12,846          --   --         12,846
   Preferred Stocks
     United Kingdom..............          --         136   --            136
   Rights/Warrants
     Belgium.....................          --          --   --             --
     Israel......................          --          91   --             91
     Netherlands.................          --         857   --            857
     Spain.......................          --       3,427   --          3,427
     Switzerland.................          --         714   --            714
   Securities Lending Collateral.          --   7,488,845   --      7,488,845
                                  ----------- -----------   --    -----------
   TOTAL......................... $17,751,249 $61,210,583   --    $78,961,832
                                  =========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                          CSTG&E
                                                                                          CSTG&E U.S.  International
                                                                                          Social Core   Social Core
                                                                                           Equity 2       Equity
                                                                                          Portfolio*    Portfolio*
                                                                                         ------------  -------------
ASSETS:
Investments at Value (including $19,474 and $7,587 of securities on loan, respectively). $     84,411  $     71,473
Temporary Cash Investments at Value & Cost..............................................          310            --
Collateral Received from Securities on Loan at Value & Cost.............................           --           489
Collateral from Securities on Loan Invested in Affiliate at Value & Cost................       19,550         7,000
Foreign Currencies at Value.............................................................           --           345
Cash....................................................................................           --             2
Receivables:
  Investment Securities Sold............................................................           --             1
  Dividends, Interest and Tax Reclaims..................................................           55           372
  Securities Lending Income.............................................................            7            18
Prepaid Expenses and Other Assets.......................................................            2             2
                                                                                         ------------  ------------
     Total Assets.......................................................................      104,335        79,702
                                                                                         ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned......................................................       19,550         7,489
  Investment Securities Purchased.......................................................           --             4
  Due to Advisor........................................................................           16            24
Accrued Expenses and Other Liabilities..................................................           17            29
                                                                                         ------------  ------------
     Total Liabilities..................................................................       19,583         7,546
                                                                                         ------------  ------------
NET ASSETS.............................................................................. $     84,752  $     72,156
                                                                                         ============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).................................................    7,351,916     8,557,269
                                                                                         ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE................................ $      11.53  $       8.43
                                                                                         ============  ============
Investments at Cost..................................................................... $     69,478  $     83,492
                                                                                         ============  ============
Foreign Currencies at Cost.............................................................. $         --  $        342
                                                                                         ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital......................................................................... $     75,308  $     86,736
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)..          152           637
Accumulated Net Realized Gain (Loss)....................................................       (5,641)       (3,198)
Net Unrealized Foreign Exchange Gain (Loss).............................................           --            (3)
Net Unrealized Appreciation (Depreciation)..............................................       14,933       (12,016)
                                                                                         ------------  ------------
NET ASSETS.............................................................................. $     84,752  $     72,156
                                                                                         ============  ============
(1) NUMBER OF SHARES AUTHORIZED.........................................................  300,000,000   300,000,000
                                                                                         ============  ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                        CSTG&E
                                                                         CSTG&E U.S. International
                                                                         Social Core  Social Core
                                                                          Equity 2      Equity
                                                                          Portfolio    Portfolio
                                                                         ----------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0 and $77, respectively).   $   893      $1,051
  Interest..............................................................        --           1
  Income from Securities Lending........................................        28          53
                                                                           -------      ------
     Total Investment Income............................................       921       1,105
                                                                           -------      ------
Expenses
  Investment Advisory Services Fees.....................................       109         144
  Accounting & Transfer Agent Fees......................................        11          14
  Custodian Fees........................................................         5          12
  Filing Fees...........................................................         1           1
  Shareholders' Reports.................................................         2           2
  Professional Fees.....................................................         1           1
  Other.................................................................        13          21
                                                                           -------      ------
     Total Expenses.....................................................       142         195
                                                                           -------      ------
  Net Investment Income (Loss)..........................................       779         910
                                                                           -------      ------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................................       222        (344)
    Foreign Currency Transactions.......................................        --         (19)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........................    10,902       9,197
                                                                           -------      ------
  Net Realized and Unrealized Gain (Loss)...............................    11,124       8,834
                                                                           -------      ------
Net Increase (Decrease) in Net Assets Resulting from Operations.........   $11,903      $9,744
                                                                           =======      ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                              CSTG&E U.S.      CSTG&E International
                                                                              Social Core          Social Core
                                                                          Equity 2 Portfolio     Equity Portfolio
                                                                         --------------------  -------------------
                                                                         Six Months    Year    Six Months    Year
                                                                            Ended     Ended       Ended     Ended
                                                                          April 30,  Oct. 31,   April 30,  Oct. 31,
                                                                            2013       2012       2013       2012
                                                                         ----------- --------  ----------- --------
                                                                         (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)..........................................   $   779   $  1,272    $   910   $ 1,894
  Capital Gain Distributions Received from Affiliated Investment
   Company..............................................................        --          1         --        --
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................................       222     (1,508)      (344)   (1,888)
    Foreign Currency Transactions.......................................        --         --        (19)       (5)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........................    10,902     10,429      9,197     2,672
    Translation of Foreign Currency Denominated Amounts.................        --         --         --        (5)
                                                                           -------   --------    -------   -------
     Net Increase (Decrease) in Net Assets Resulting from Operations....    11,903     10,194      9,744     2,668
                                                                           -------   --------    -------   -------
Distributions From:
  Net Investment Income.................................................      (842)    (1,213)      (623)   (1,881)
                                                                           -------   --------    -------   -------
    Total Distributions.................................................      (842)    (1,213)      (623)   (1,881)
                                                                           -------   --------    -------   -------
Capital Share Transactions (1):
  Shares Issued.........................................................     1,017      1,123        190     1,126
  Shares Issued in Lieu of Cash Distributions...........................       842      1,213        623     1,881
  Shares Redeemed.......................................................    (4,365)   (10,366)    (2,680)   (6,602)
                                                                           -------   --------    -------   -------
     Net Increase (Decrease) from Capital Share Transactions............    (2,506)    (8,030)    (1,867)   (3,595)
                                                                           -------   --------    -------   -------
     Total Increase (Decrease) in Net Assets............................     8,555        951      7,254    (2,808)
Net Assets
  Beginning of Period...................................................    76,197     75,246     64,902    67,710
                                                                           -------   --------    -------   -------
  End of Period.........................................................   $84,752   $ 76,197    $72,156   $64,902
                                                                           =======   ========    =======   =======
(1) Shares Issued and Redeemed:
  Shares Issued.........................................................        96        118         24       158
  Shares Issued in Lieu of Cash Distributions...........................        82        130         82       277
  Shares Redeemed.......................................................      (391)    (1,063)      (336)     (962)
                                                                           -------   --------    -------   -------
     Net Increase (Decrease) from Shares Issued and Redeemed............      (213)      (815)      (230)     (527)
                                                                           =======   ========    =======   =======
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).....................................................   $   152   $    215    $   637   $   350

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                 CSTG&E U.S. Social Core Equity 2 Portfolio
                                ----------------------------------------------------------------------        -------------
                                                                                     Period        Period
                                Six Months      Year     Year     Year     Year     Dec. 1,       Aug. 3,     Six Months
                                   Ended       Ended    Ended    Ended    Ended     2007 to       2007(a)        Ended
                                 April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31,   Oct. 31,      to Nov.      April 30,
                                   2013         2012     2011     2010     2009       2008        30, 2007       2013
----------------------------------------------------------------------------------------------------------------------------
                                (Unaudited)                                                                   (Unaudited)
Net Asset Value, Beginning of
 Period........................   $ 10.07     $  8.98  $  8.49  $  7.05  $  6.53  $ 10.03      $ 10.00          $  7.39
                                  -------     -------  -------  -------  -------  -------      -------          -------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A)..................      0.10        0.16     0.13     0.11     0.12     0.14         0.05             0.10
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................      1.47        1.08     0.49     1.44     0.53    (3.50)       (0.01)            1.01
                                  -------     -------  -------  -------  -------  -------      -------          -------
   Total from Investment
    Operations.................      1.57        1.24     0.62     1.55     0.65    (3.36)        0.04             1.11
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income........     (0.11)      (0.15)   (0.13)   (0.11)   (0.13)   (0.14)       (0.01)           (0.07)
                                  -------     -------  -------  -------  -------  -------      -------          -------
   Total Distributions.........     (0.11)      (0.15)   (0.13)   (0.11)   (0.13)   (0.14)       (0.01)           (0.07)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................   $ 11.53     $ 10.07  $  8.98  $  8.49  $  7.05  $  6.53      $ 10.03          $  8.43
=============================== ===========   ======== ======== ======== ======== ========     ========       ===========
Total Return...................     15.73%(C)   13.94%    7.24%   22.14%   10.26%  (33.87)%(C)    0.42%(C)        15.14%(C)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................   $84,752     $76,197  $75,246  $82,083  $72,368  $68,503      $95,612          $72,156
Ratio of Expenses to Average
 Net Assets....................      0.35%(B)    0.36%    0.38%    0.37%    0.40%    0.38%(B)     0.46%(B)(D)      0.57%(B)
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly)..............      0.35%(B)    0.36%    0.38%    0.37%    0.40%    0.38%(B)     0.46%(B)(D)      0.57%(B)
Ratio of Net Investment Income
 to Average Net Assets.........      1.94%(B)    1.65%    1.36%    1.36%    1.89%    1.68%(B)     1.46%(B)(D)      2.67%(B)
Portfolio Turnover Rate........         3%(C)       9%       9%       7%      12%       5%(C)        1%(C)            2%(C)
----------------------------------------------------------------------------------------------------------------------------

                                 CSTG&E International Social Core Equity Portfolio
                                ----------------------------------------------------------
                                                                        Period        Period
                                  Year     Year      Year     Year     Dec. 1,       Aug. 3,
                                 Ended    Ended     Ended    Ended     2007 to       2007(a)
                                Oct. 31, Oct. 31,  Oct. 31, Oct. 31,   Oct. 31,      to Nov.
                                  2012     2011      2010     2009       2008        30, 2007
------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period........................ $  7.27  $  7.92   $  7.21  $  5.57  $ 10.42      $ 10.00
                                -------  -------   -------  -------  -------      -------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A)..................    0.21     0.22      0.16     0.16     0.26         0.06
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................    0.12    (0.64)     0.70     1.65    (4.85)        0.37
                                -------  -------   -------  -------  -------      -------
   Total from Investment
    Operations.................    0.33    (0.42)     0.86     1.81    (4.59)        0.43
------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income........   (0.21)   (0.23)    (0.15)   (0.17)   (0.26)       (0.01)
                                -------  -------   -------  -------  -------      -------
   Total Distributions.........   (0.21)   (0.23)    (0.15)   (0.17)   (0.26)       (0.01)
------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $  7.39  $  7.27   $  7.92  $  7.21  $  5.57      $ 10.42
=============================== ======== ========  ======== ======== ========     ========
Total Return...................    4.87%   (5.62)%   12.32%   33.26%  (45.01)%(C)    4.33%(C)
------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $64,902  $67,710   $84,836  $76,201  $56,479      $95,903
Ratio of Expenses to Average
 Net Assets....................    0.60%    0.58%     0.56%    0.60%    0.60%(B)     0.78%(B)(D)
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly)..............    0.60%    0.58%     0.56%    0.60%    0.60%(B)     0.78%(B)(D)
Ratio of Net Investment Income
 to Average Net Assets.........    3.00%    2.76%     2.12%    2.69%    3.24%(B)     1.90%(B)(D)
Portfolio Turnover Rate........       7%       6%        5%      10%       6%(C)        1%(C)
------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, two of which, CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by the Portfolios, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   CSTG&E International Social Core Equity Portfolio will also apply fair value prices in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the CSTG&E International Social Core Equity Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time CSTG&E International Social Core Equity Portfolio prices its shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on CSTG&E International Social Core Equity Portfolio's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by CSTG&E International Social Core Equity Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When CSTG&E International Social Core Equity Portfolio uses fair value pricing, the values assigned to CSTG&E International Social Core Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the CSTG&E International Social Core Equity Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   CSTG&E International Social Core Equity Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees' have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   CSTG&E International Social Core Equity Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. CSTG&E International Social Core Equity Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2013, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.27% and 0.42% of average daily net assets for CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio, respectively.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, there were no reduction in expenses.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

             CSTG&E U.S. Social Core Equity 2 Portfolio........ $3
             CSTG&E International Social Core Equity Portfolio.  3

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                         Purchases Sales
                                                         --------- ------
      CSTG&E U.S. Social Core Equity 2 Portfolio........  $2,474   $5,071
      CSTG&E International Social Core Equity Portfolio.   1,160    2,940

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to net foreign currency gains/losses, realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                      Increase       Increase
                                                     (Decrease)     (Decrease)
                                                   Undistributed   Accumulated
                                                   Net Investment  Net Realized
                                                       Income     Gains (Losses)
                                                   -------------- --------------
CSTG&E U.S. Social Core Equity 2 Portfolio........       --              --
CSTG&E International Social Core Equity Portfolio.      $24            $(24)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                                   Net Investment
                                                     Income and
                                                     Short-Term     Long-Term
                                                   Capital Gains  Capital Gains Total
                                                   -------------- ------------- ------
CSTG&E U.S. Social Core Equity 2 Portfolio
2011..............................................     $1,123          --       $1,123
2012..............................................      1,213          --        1,213
CSTG&E International Social Core Equity Portfolio
2011..............................................      2,223          --        2,223
2012..............................................      1,881          --        1,881

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   Undistributed                  Total Net
                                                   Net Investment               Distributable
                                                     Income and                   Earnings
                                                     Short-Term   Capital Loss  (Accumulated
                                                   Capital Gains  Carryforwards    Losses)
                                                   -------------- ------------- -------------
CSTG&E U.S. Social Core Equity 2 Portfolio........      $219         $(5,862)      $(5,643)
CSTG&E International Social Core Equity Portfolio.       379          (2,823)       (2,444)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                   Expires on October 31,
                                                   ----------------------
                                                   2016    2017    2018   Unlimited Total
                                                   ----    ------  ----   --------- ------
CSTG&E U.S. Social Core Equity 2 Portfolio........ $664   $3,134   $556    $1,508   $5,862
CSTG&E International Social Core Equity Portfolio.   --      904     --     1,919    2,823

   During the year ended October 31, 2012, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands).

             CSTG&E U.S. Social Core Equity 2 Portfolio........ $--
             CSTG&E International Social Core Equity Portfolio.  --

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                           Net
                                                                                        Unrealized
                                                   Federal   Unrealized   Unrealized   Appreciation
                                                   Tax Cost Appreciation Depreciation (Depreciation)
                                                   -------- ------------ ------------ --------------
CSTG&E U.S. Social Core Equity 2 Portfolio........ $89,341    $23,001      $ (8,071)     $ 14,930
CSTG&E International Social Core Equity Portfolio.  91,019     11,816       (23,873)      (12,057)

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the CSTG&E International Social Core Equity Portfolio may be inhibited.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

                                           Weighted      Weighted    Number of   Interest    Maximum Amount
                                            Average      Average        Days     Expense     Borrowed During
                                         Interest Rate Loan Balance Outstanding* Incurred      the Period
                                         ------------- ------------ ------------ --------    ---------------
CSTG&E U.S. Social Core Equity 2
  Portfolio.............................     0.93%         $819          13            --        $2,427
CSTG&E International Social Core Equity
  Portfolio.............................     0.90%          224          41            --         1,383

   * Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that each Portfolio's available line of credit was utilized.

   At April 30, 2013, CSTG&E International Social Core Equity Portfolio had loans outstanding in an amount less than one thousand.

I. Securities Lending:

   As of April 30, 2013, the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral.

   In addition, the Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                           Market Value
                                                           ------------
        CSTG&E U.S. Social Core Equity 2 Portfolio........     $235
        CSTG&E International Social Core Equity Portfolio.      574

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolios had no in-kind redemptions.

L. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

M. Other:

   At April 30, 2013, two shareholders held 94% of the outstanding shares of CSTG&E U.S. Social Core Equity 2 Portfolio and two shareholders held 98% of the outstanding shares of CSTG&E International Social Core Equity Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited each serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing the Funds and other "non-1940 Act registered" investment vehicles. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-015S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

DFA Investment Dimensions Group Inc.
VA U.S. Targeted Value Portfolio
VA U.S. Large Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio
DFA VA Global Moderate Allocation Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                         Page
                                                                         ----
   Letter to Shareholders
   Definitions of Abbreviations and Footnotes...........................   1
      Disclosure of Fund Expenses.......................................   2
      Disclosure of Portfolio Holdings..................................   4
      Summary Schedules of Portfolio Holdings/Schedules of Investments
          VA U.S. Targeted Value Portfolio..............................   6
          VA U.S. Large Value Portfolio.................................   9
          VA International Value Portfolio..............................  12
          VA International Small Portfolio..............................  16
          VA Short-Term Fixed Portfolio.................................  20
          VA Global Bond Portfolio......................................  22
          DFA VA Global Moderate Allocation Portfolio...................  25
      Statements of Assets and Liabilities..............................  26
      Statements of Operations..........................................  28
      Statements of Changes in Net Assets...............................  30
      Financial Highlights..............................................  33
      Notes to Financial Statements.....................................  37
      Voting Proxies on Fund Portfolio Securities.......................  50
      Board Approval of Investment Advisory Agreements..................  51

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings/Schedules of Investments
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
FNMA    Federal National Mortgage Association
P.L.C.  Public Limited Company
DKK     Danish Krone
EUR     Euro
GBP     British Pounds
USD     United States Dollar

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than
        1.0% of the net assets of the Fund. Some of the individual securities within this category may include
        Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^       Denominated in USD, unless otherwise noted.
@       Security purchased with cash proceeds from Securities on Loan.
(r)     The adjustable rate shown is effective as of April 30, 2013.
##      Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
        Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
        Trustees.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Annualized
(C)     Non-Annualized
(D)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                             Six Months Ended April 30, 2013
   EXPENSE TABLES
                                     Beginning  Ending              Expenses
                                      Account  Account   Annualized   Paid
                                       Value    Value     Expense    During
                                     11/01/12  04/30/13    Ratio*   Period*
                                     --------- --------- ---------- --------
   VA U.S. Targeted Value Portfolio
   --------------------------------
   Actual Fund Return............... $1,000.00 $1,194.40    0.40%    $2.18
   Hypothetical 5% Annual Return.... $1,000.00 $1,022.81    0.40%    $2.01

   VA U.S. Large Value Portfolio
   -----------------------------
   Actual Fund Return............... $1,000.00 $1,185.10    0.29%    $1.57
   Hypothetical 5% Annual Return.... $1,000.00 $1,023.36    0.29%    $1.45

   VA International Value Portfolio
   --------------------------------
   Actual Fund Return............... $1,000.00 $1,127.40    0.48%    $2.53
   Hypothetical 5% Annual Return.... $1,000.00 $1,022.41    0.48%    $2.41

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------
VA International Small Portfolio
--------------------------------
Actual Fund Return............................ $1,000.00 $1,153.20    0.62%    $3.31
Hypothetical 5% Annual Return................. $1,000.00 $1,021.72    0.62%    $3.11

VA Short-Term Fixed Portfolio
-----------------------------
Actual Fund Return............................ $1,000.00 $1,001.60    0.30%    $1.49
Hypothetical 5% Annual Return................. $1,000.00 $1,023.31    0.30%    $1.51

VA Global Bond Portfolio
------------------------
Actual Fund Return............................ $1,000.00 $1,011.80    0.28%    $1.40
Hypothetical 5% Annual Return................. $1,000.00 $1,023.41    0.28%    $1.40

DFA VA Global Moderate Allocation Portfolio**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,015.00    0.40%    $0.24
Hypothetical 5% Annual Return................. $1,000.00 $1,022.81    0.40%    $2.01

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**DFA VA Global Moderate Allocation Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies). The Portfolio commenced operations on
  April 8, 2013. Expenses are equal to the Portfolio's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (22), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the Portfolio's share class' actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2013 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's
50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FUND OF FUNDS

                                               Affiliated Investment Companies
                                               -------------------------------
  DFA VA Global Moderate Allocation Portfolio.              100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       VA U.S. Targeted Value Portfolio
              Consumer Discretionary.......................  14.8%
              Consumer Staples.............................   5.4%
              Energy.......................................   7.6%
              Financials...................................  25.9%
              Health Care..................................   7.1%
              Industrials..................................  17.1%
              Information Technology.......................  13.4%
              Materials....................................   7.3%
              Other........................................    --
              Telecommunication Services...................   1.1%
              Utilities....................................   0.3%
                                                            -----
                                                            100.0%

                         VA U.S. Large Value Portfolio
              Consumer Discretionary.......................  12.3%
              Consumer Staples.............................   8.0%
              Energy.......................................  22.0%
              Financials...................................  25.6%
              Health Care..................................   5.4%
              Industrials..................................  11.5%
              Information Technology.......................   5.7%
              Materials....................................   3.7%
              Telecommunication Services...................   5.4%
              Utilities....................................   0.4%
                                                            -----
                                                            100.0%

                       VA International Value Portfolio
              Consumer Discretionary.......................   7.5%
              Consumer Staples.............................   5.3%
              Energy.......................................  12.7%
              Financials...................................  37.5%
              Health Care..................................   1.6%
              Industrials..................................   9.3%
              Information Technology.......................   3.6%
              Materials....................................  11.6%
              Other........................................    --
              Telecommunication Services...................   7.6%
              Utilities....................................   3.3%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                       VA International Small Portfolio
              Consumer Discretionary.......................  20.7%
              Consumer Staples.............................   6.2%
              Energy.......................................   4.9%
              Financials...................................  14.1%
              Health Care..................................   5.2%
              Industrials..................................  25.1%
              Information Technology.......................   9.2%
              Materials....................................  10.8%
              Other........................................    --
              Telecommunication Services...................   1.5%
              Utilities....................................   2.3%
                                                            -----
                                                            100.0%

FIXED INCOME PORTFOLIOS

                         VA Short-Term Fixed Portfolio
              Corporate....................................  14.3%
              Government...................................  22.1%
              Foreign Corporate............................  27.3%
              Foreign Government...........................  30.8%
              Supranational................................   5.5%
                                                            -----
                                                            100.0%

                           VA Global Bond Portfolio
              Corporate....................................  20.1%
              Government...................................   1.9%
              Foreign Corporate............................  20.3%
              Foreign Government...........................  49.6%
              Supranational................................   8.1%
                                                            -----
                                                            100.0%

                       VA U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                    Percentage
                                               Shares   Value+    of Net Assets**
                                               ------   ------    ---------------
COMMON STOCKS -- (87.8%)
Consumer Discretionary -- (13.0%)
*   Cabela's, Inc.............................  6,249 $   401,186            0.4%
    Dillard's, Inc. Class A...................  7,314     602,747            0.5%
#   GameStop Corp. Class A.................... 13,945     486,680            0.4%
*   Jarden Corp............................... 14,019     630,995            0.5%
*   Mohawk Industries, Inc....................  7,687     852,335            0.7%
    Other Securities..........................         14,161,867           12.2%
                                                      -----------           -----
Total Consumer Discretionary..................         17,135,810           14.7%
                                                      -----------           -----
Consumer Staples -- (4.7%)
*   Constellation Brands, Inc. Class A........ 19,357     955,268            0.8%
#*  Hain Celestial Group, Inc. (The).......... 10,925     712,856            0.6%
    Seaboard Corp.............................    196     538,212            0.5%
*   Smithfield Foods, Inc..................... 24,627     630,451            0.5%
    Other Securities..........................          3,391,415            2.9%
                                                      -----------           -----
Total Consumer Staples........................          6,228,202            5.3%
                                                      -----------           -----
Energy -- (6.7%)
*   Rowan Cos. P.L.C. Class A................. 12,342     401,485            0.4%
    Tesoro Corp............................... 15,807     844,094            0.7%
    Other Securities..........................          7,561,898            6.5%
                                                      -----------           -----
Total Energy..................................          8,807,477            7.6%
                                                      -----------           -----
Financials -- (22.7%)
*   American Capital, Ltd..................... 36,462     551,670            0.5%
    American Financial Group, Inc............. 12,615     608,926            0.5%
    Assurant, Inc............................. 10,416     495,177            0.4%
    Axis Capital Holdings, Ltd................ 12,669     565,417            0.5%
    CNO Financial Group, Inc.................. 32,460     367,447            0.3%
#   Fidelity National Financial, Inc. Class A. 14,040     376,974            0.3%
#   Legg Mason, Inc........................... 15,412     491,026            0.4%
    NASDAQ OMX Group, Inc. (The).............. 24,288     716,010            0.6%
#   Old Republic International Corp........... 28,881     389,893            0.3%
    PartnerRe, Ltd............................  6,904     651,323            0.6%
#   People's United Financial, Inc............ 27,918     367,401            0.3%
    ProAssurance Corp.........................  8,238     403,580            0.4%
    Radian Group, Inc......................... 34,400     411,080            0.4%
    Reinsurance Group of America, Inc......... 10,860     679,293            0.6%
    Zions BanCorp............................. 16,824     414,207            0.4%
    Other Securities..........................         22,559,589           19.3%
                                                      -----------           -----
Total Financials..............................         30,049,013           25.8%
                                                      -----------           -----
Health Care -- (6.2%)
    Community Health Systems, Inc.............  9,917     451,918            0.4%
    Cooper Cos., Inc. (The)...................  5,607     619,013            0.5%
    Coventry Health Care, Inc................. 22,200   1,100,010            0.9%
*   LifePoint Hospitals, Inc.................. 10,900     523,200            0.5%
#   Omnicare, Inc............................. 12,545     549,095            0.5%
    Other Securities..........................          5,030,645            4.3%
                                                      -----------           -----
Total Health Care.............................          8,273,881            7.1%
                                                      -----------           -----
Industrials -- (15.0%)
    AMERCO....................................  5,363     861,834            0.7%
*   Avis Budget Group, Inc.................... 21,045     606,938            0.5%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                    Percentage
                                            Shares      Value+    of Net Assets**
                                            ------      ------    ---------------
  Industrials -- (Continued)
  #*      EnerSys, Inc....................     9,960 $    456,566            0.4%
  *       Esterline Technologies Corp.....     6,359      477,179            0.4%
  #       GATX Corp.......................     9,461      482,038            0.4%
  #*      JetBlue Airways Corp............    57,197      394,087            0.3%
  *       Owens Corning...................    13,148      553,005            0.5%
          Ryder System, Inc...............     9,234      536,218            0.5%
          Triumph Group, Inc..............     5,678      453,672            0.4%
          URS Corp........................     9,900      434,808            0.4%
          Other Securities................             14,641,591           12.6%
                                                     ------------          ------
  Total Industrials.......................             19,897,936           17.1%
                                                     ------------          ------
  Information Technology -- (11.8%)
  *       Arrow Electronics, Inc..........    15,959      626,072            0.5%
  #*      Avnet, Inc......................    15,846      518,956            0.5%
          IAC/InterActiveCorp.............     9,617      452,672            0.4%
  *       Ingram Micro, Inc. Class A......    24,100      429,221            0.4%
  *       Tech Data Corp..................    10,139      473,795            0.4%
          Other Securities................             13,051,305           11.1%
                                                     ------------          ------
  Total Information Technology............             15,552,021           13.3%
                                                     ------------          ------
  Materials -- (6.4%)
          Reliance Steel & Aluminum Co....     9,910      644,844            0.6%
          Rock Tenn Co. Class A...........     3,911      391,648            0.3%
          Westlake Chemical Corp..........     7,481      621,970            0.5%
          Worthington Industries, Inc.....    12,590      405,146            0.4%
          Other Securities................              6,363,454            5.4%
                                                     ------------          ------
  Total Materials.........................              8,427,062            7.2%
                                                     ------------          ------
  Other -- (0.0%)
          Other Securities................                    102            0.0%
                                                     ------------          ------
  Telecommunication Services -- (1.0%)
          Other Securities................              1,329,511            1.1%
                                                     ------------          ------
  Utilities -- (0.3%)
          Other Securities................                343,189            0.3%
                                                     ------------          ------
  TOTAL COMMON STOCKS.....................            116,044,204           99.5%
                                                     ------------          ------

  RIGHTS/WARRANTS -- (0.0%)
          Other Securities................                  1,839            0.0%
                                                     ------------          ------

                                            Shares/
                                             Face
                                            Amount
                                            -------
                                             (000)
  SECURITIES LENDING COLLATERAL -- (12.2%)
  (S)@    DFA Short Term Investment Fund.. 1,395,535   16,146,342           13.9%
                                                     ------------          ------
  TOTAL INVESTMENTS -- (100.0%)
    (Cost $111,984,703).................             $132,192,385          113.4%
                                                     ============          ======

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1      Level 2   Level 3    Total
                                 ------------ ----------- ------- ------------
  Common Stocks.................
    Consumer Discretionary...... $ 17,135,810          --   --    $ 17,135,810
    Consumer Staples............    6,228,202          --   --       6,228,202
    Energy......................    8,807,477          --   --       8,807,477
    Financials..................   30,047,649 $     1,364   --      30,049,013
    Health Care.................    8,266,408       7,473   --       8,273,881
    Industrials.................   19,885,336      12,600   --      19,897,936
    Information Technology......   15,552,021          --   --      15,552,021
    Materials...................    8,427,062          --   --       8,427,062
    Other.......................           --         102   --             102
    Telecommunication Services..    1,329,511          --   --       1,329,511
    Utilities...................      343,189          --   --         343,189
  Rights/Warrants...............           --       1,839   --           1,839
  Securities Lending Collateral.           --  16,146,342   --      16,146,342
                                 ------------ -----------   --    ------------
  TOTAL......................... $116,022,665 $16,169,720   --    $132,192,385
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                 Percentage
                                           Shares    Value+    of Net Assets**
                                           ------    ------    ---------------
 COMMON STOCKS -- (78.2%)
 Consumer Discretionary -- (9.6%)
     Carnival Corp........................  29,167 $ 1,006,553            0.6%
     Comcast Corp. Class A................ 128,310   5,299,203            3.2%
     Comcast Corp. Special Class A........  35,244   1,384,737            0.9%
 #*  General Motors Co....................  37,557   1,158,258            0.7%
     Time Warner Cable, Inc...............  19,403   1,821,748            1.1%
     Time Warner, Inc.....................  68,100   4,071,018            2.5%
     Other Securities.....................           5,447,677            3.3%
                                                   -----------           -----
 Total Consumer Discretionary.............          20,189,194           12.3%
                                                   -----------           -----
 Consumer Staples -- (6.3%)
     Archer-Daniels-Midland Co............  43,313   1,470,043            0.9%
     CVS Caremark Corp....................  80,837   4,703,097            2.9%
     Mondelez International, Inc. Class A. 108,048   3,398,109            2.1%
     Other Securities.....................           3,568,657            2.1%
                                                   -----------           -----
 Total Consumer Staples...................          13,139,906            8.0%
                                                   -----------           -----
 Energy -- (17.2%)
     Anadarko Petroleum Corp..............  34,349   2,911,421            1.8%
     Apache Corp..........................  22,397   1,654,690            1.0%
 #   Chesapeake Energy Corp...............  43,831     856,458            0.5%
     Chevron Corp.........................  53,450   6,521,435            4.0%
 #   ConocoPhillips.......................  76,325   4,613,846            2.8%
     Devon Energy Corp....................  21,332   1,174,540            0.7%
 #   Hess Corp............................  22,090   1,594,456            1.0%
     Marathon Oil Corp....................  46,466   1,518,044            0.9%
     Marathon Petroleum Corp..............  23,581   1,847,807            1.1%
     National Oilwell Varco, Inc..........  26,968   1,758,853            1.1%
 #   Occidental Petroleum Corp............  15,217   1,358,269            0.8%
 #   Phillips 66..........................  40,278   2,454,944            1.5%
 *   Transocean, Ltd......................  16,538     851,211            0.5%
     Valero Energy Corp...................  39,719   1,601,470            1.0%
     Other Securities.....................           5,328,273            3.3%
                                                   -----------           -----
 Total Energy.............................          36,045,717           22.0%
                                                   -----------           -----
 Financials -- (20.0%)
 #*  American International Group, Inc....  92,085   3,814,161            2.3%
     Bank of America Corp................. 565,423   6,960,357            4.2%
 #   Bank of New York Mellon Corp. (The)..  37,970   1,071,513            0.7%
 #   Capital One Financial Corp...........  15,657     904,661            0.6%
     Citigroup, Inc....................... 157,700   7,358,282            4.5%
 #   CME Group, Inc.......................  20,807   1,266,314            0.8%
 #   Goldman Sachs Group, Inc. (The)......  10,348   1,511,532            0.9%
 #   JPMorgan Chase & Co..................  50,234   2,461,968            1.5%
 #   Loews Corp...........................  22,984   1,026,695            0.6%
     MetLife, Inc.........................  58,976   2,299,474            1.4%
 #   Morgan Stanley.......................  96,569   2,139,003            1.3%
     Prudential Financial, Inc............  30,399   1,836,708            1.1%
     SunTrust Banks, Inc..................  35,373   1,034,660            0.6%
     Other Securities                                8,311,972            5.1%
                                                   -----------           -----
 Total Financials.........................          41,997,300           25.6%
                                                   -----------           -----
 Health Care -- (4.3%)
     Aetna, Inc...........................  22,683   1,302,911            0.8%
 #   Thermo Fisher Scientific, Inc........  24,294   1,960,040            1.2%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                     Percentage
                                             Shares      Value+    of Net Assets**
                                             ------      ------    ---------------
Health Care -- (Continued)
#     WellPoint, Inc.......................    19,962 $  1,455,629            0.9%
      Other Securities.....................              4,202,500            2.5%
                                                      ------------          ------
Total Health Care..........................              8,921,080            5.4%
                                                      ------------          ------
Industrials -- (9.0%)
      CSX Corp.............................    67,072    1,649,300            1.0%
#     General Electric Co..................   225,150    5,018,593            3.1%
#     Norfolk Southern Corp................    20,649    1,598,646            1.0%
#     Northrop Grumman Corp................    14,791    1,120,270            0.7%
#     Union Pacific Corp...................    18,162    2,687,249            1.6%
      Other Securities.....................              6,795,209            4.1%
                                                      ------------          ------
Total Industrials..........................             18,869,267           11.5%
                                                      ------------          ------
Information Technology -- (4.4%)
#     Hewlett-Packard Co...................    51,193    1,054,576            0.6%
*     Yahoo!, Inc..........................    69,156    1,710,228            1.0%
      Other Securities.....................              6,508,918            4.0%
                                                      ------------          ------
Total Information Technology...............              9,273,722            5.6%
                                                      ------------          ------
Materials -- (2.9%)
#     Freeport-McMoRan Copper & Gold, Inc..    36,571    1,112,856            0.7%
#     International Paper Co...............    25,053    1,176,990            0.7%
      Other Securities.....................              3,791,739            2.3%
                                                      ------------          ------
Total Materials............................              6,081,585            3.7%
                                                      ------------          ------
Telecommunication Services -- (4.2%)
#     AT&T, Inc............................   172,283    6,453,721            3.9%
#     CenturyLink, Inc.....................    38,023    1,428,524            0.9%
      Other Securities.....................                986,844            0.6%
                                                      ------------          ------
Total Telecommunication Services...........              8,869,089            5.4%
                                                      ------------          ------
Utilities -- (0.3%)
      Other Securities.....................                649,578            0.4%
                                                      ------------          ------
TOTAL COMMON STOCKS........................            164,036,438           99.9%
                                                      ------------          ------

                                             Shares/
                                              Face
                                             Amount
                                             -------
                                              (000)
SECURITIES LENDING COLLATERAL -- (21.8%)
(S)@  DFA Short Term Investment Fund....... 3,963,664   45,859,597           27.9%
                                                      ------------          ------
TOTAL INVESTMENTS -- (100.0%)..............
  (Cost $174,048,468)....................             $209,896,035          127.8%
                                                      ============          ======

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1      Level 2   Level 3    Total
                                 ------------ ----------- ------- ------------
  Common Stocks.................
    Consumer Discretionary...... $ 20,189,194          --   --    $ 20,189,194
    Consumer Staples............   13,139,906          --   --      13,139,906
    Energy......................   36,045,717          --   --      36,045,717
    Financials..................   41,997,300          --   --      41,997,300
    Health Care.................    8,921,080          --   --       8,921,080
    Industrials.................   18,869,267          --   --      18,869,267
    Information Technology......    9,273,722          --   --       9,273,722
    Materials...................    6,081,585          --   --       6,081,585
    Telecommunication Services..    8,869,089          --   --       8,869,089
    Utilities...................      649,578          --   --         649,578
  Securities Lending Collateral.           -- $45,859,597   --      45,859,597
                                 ------------ -----------   --    ------------
  TOTAL......................... $164,036,438 $45,859,597   --    $209,896,035
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                               Percentage
                                          Shares   Value++   of Net Assets**
                                          ------   -------   ---------------
   COMMON STOCKS -- (89.1%)
   AUSTRALIA -- (5.1%)
       Suncorp Group, Ltd................ 47,466 $   639,286            0.6%
       Wesfarmers, Ltd................... 39,174   1,762,372            1.5%
       Other Securities..................          4,023,239            3.5%
                                                 -----------           -----
   TOTAL AUSTRALIA.......................          6,424,897            5.6%
                                                 -----------           -----
   AUSTRIA -- (0.2%)
       Other Securities..................            287,860            0.2%
                                                 -----------           -----
   BELGIUM -- (1.2%)
       Other Securities..................          1,549,676            1.4%
                                                 -----------           -----
   CANADA -- (9.3%)
       Barrick Gold Corp................. 33,775     665,705            0.6%
       Canadian Natural Resources, Ltd... 36,966   1,084,583            1.0%
       Goldcorp, Inc..................... 24,877     735,862            0.6%
       Manulife Financial Corp........... 53,517     790,975            0.7%
   #   Sun Life Financial, Inc........... 22,308     629,305            0.6%
       Suncor Energy, Inc................ 51,054   1,591,748            1.4%
       Other Securities..................          6,361,419            5.5%
                                                 -----------           -----
   TOTAL CANADA..........................         11,859,597           10.4%
                                                 -----------           -----
   DENMARK -- (1.4%)
       Other Securities..................          1,743,180            1.5%
                                                 -----------           -----
   FINLAND -- (0.7%)
       Other Securities..................            860,775            0.8%
                                                 -----------           -----
   FRANCE -- (8.6%)
   #   AXA SA............................ 53,665   1,004,964            0.9%
       BNP Paribas SA.................... 31,554   1,759,385            1.5%
       Cie de St-Gobain.................. 16,292     652,477            0.6%
       France Telecom SA................. 68,037     726,593            0.6%
   #   GDF Suez.......................... 51,114   1,095,899            1.0%
   *   Societe Generale SA............... 21,922     796,360            0.7%
       Vivendi SA........................ 53,030   1,201,241            1.1%
       Other Securities..................          3,758,878            3.3%
                                                 -----------           -----
   TOTAL FRANCE..........................         10,995,797            9.7%
                                                 -----------           -----
   GERMANY -- (8.1%)
       Allianz SE........................  7,402   1,094,908            1.0%
       Allianz SE ADR.................... 60,736     895,856            0.8%
       Bayerische Motoren Werke AG.......  7,860     726,815            0.6%
       Daimler AG........................ 29,975   1,661,965            1.4%
       Deutsche Bank AG.................. 33,137   1,525,396            1.3%
   #   Deutsche Telekom AG Sponsored ADR. 73,200     871,080            0.8%
   #   E.ON SE........................... 48,285     876,882            0.8%
   #   Muenchener Rueckversicherungs AG..  5,893   1,180,405            1.0%
       Other Securities..................          1,527,140            1.4%
                                                 -----------           -----
   TOTAL GERMANY.........................         10,360,447            9.1%
                                                 -----------           -----
   GREECE -- (0.0%)
       Other Securities..................             29,434            0.0%
                                                 -----------           -----

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                 Percentage
                                           Shares    Value++   of Net Assets**
                                           ------    -------   ---------------
 HONG KONG -- (2.0%)
     Hutchison Whampoa, Ltd...............  78,000 $   847,069            0.8%
     Other Securities.....................           1,704,438            1.4%
                                                   -----------           -----
 TOTAL HONG KONG..........................           2,551,507            2.2%
                                                   -----------           -----
 IRELAND -- (0.2%)
     Other Securities.....................             242,600            0.2%
                                                   -----------           -----
 ISRAEL -- (0.5%)
     Other Securities.....................             577,644            0.5%
                                                   -----------           -----
 ITALY -- (1.2%)
 *   UniCredit SpA........................ 120,976     632,298            0.6%
     Other Securities.....................             920,557            0.8%
                                                   -----------           -----
 TOTAL ITALY..............................           1,552,855            1.4%
                                                   -----------           -----
 JAPAN -- (17.7%)
     ITOCHU Corp..........................  50,800     629,892            0.6%
     Mitsubishi Corp......................  48,300     869,509            0.8%
     Mitsubishi UFJ Financial Group, Inc.. 435,500   2,954,798            2.6%
     Mitsui & Co., Ltd....................  59,600     821,089            0.7%
     NTT DOCOMO, Inc......................     515     852,787            0.8%
     Other Securities.....................          16,387,060           14.3%
                                                   -----------           -----
 TOTAL JAPAN..............................          22,515,135           19.8%
                                                   -----------           -----
 NETHERLANDS -- (2.7%)
 *   ING Groep NV......................... 106,762     879,488            0.8%
     Koninklijke Philips Electronics NV...  26,077     721,760            0.6%
     Other Securities.....................           1,769,029            1.6%
                                                   -----------           -----
 TOTAL NETHERLANDS........................           3,370,277            3.0%
                                                   -----------           -----
 NEW ZEALAND -- (0.1%)
     Other Securities.....................              93,049            0.1%
                                                   -----------           -----
 NORWAY -- (0.9%)
     Other Securities.....................           1,085,625            0.9%
                                                   -----------           -----
 PORTUGAL -- (0.1%)
     Other Securities.....................             175,578            0.2%
                                                   -----------           -----
 SINGAPORE -- (1.2%)
     Other Securities.....................           1,531,752            1.3%
                                                   -----------           -----
 SPAIN -- (2.1%)
     Banco Santander SA................... 170,307   1,229,880            1.1%
     Iberdrola SA......................... 125,486     674,684            0.6%
     Other Securities.....................             782,844            0.7%
                                                   -----------           -----
 TOTAL SPAIN..............................           2,687,408            2.4%
                                                   -----------           -----
 SWEDEN -- (2.9%)
     Nordea Bank AB.......................  85,572   1,029,690            0.9%
     Svenska Cellulosa AB Class B.........  26,596     692,795            0.6%
     Other Securities.....................           1,914,078            1.7%
                                                   -----------           -----
 TOTAL SWEDEN.............................           3,636,563            3.2%
                                                   -----------           -----
 SWITZERLAND -- (5.8%)
     Credit Suisse Group AG...............  35,472     985,094            0.9%
     Holcim, Ltd..........................   9,610     749,628            0.7%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                                  Percentage
                                                                         Shares      Value++    of Net Assets**
                                                                         ------      -------    ---------------
SWITZERLAND -- (Continued)
      Novartis AG ADR..................................................     10,786 $    795,575            0.7%
      Swiss Re AG......................................................     11,976      953,069            0.8%
      UBS AG...........................................................     90,606    1,616,267            1.4%
      Zurich Insurance Group AG........................................      3,279      916,289            0.8%
      Other Securities.................................................               1,334,105            1.2%
                                                                                   ------------          ------
TOTAL SWITZERLAND......................................................               7,350,027            6.5%
                                                                                   ------------          ------
UNITED KINGDOM -- (17.1%)
#     Barclays P.L.C. Sponsored ADR....................................     95,342    1,714,249            1.5%
      BP P.L.C. Sponsored ADR..........................................     99,008    4,316,749            3.8%
      HSBC Holdings P.L.C. Sponsored ADR...............................     63,817    3,501,001            3.1%
*     Lloyds Banking Group P.L.C. ADR..................................    194,838      668,294            0.6%
      Royal Dutch Shell P.L.C. ADR.....................................     38,739    2,703,595            2.4%
      Vodafone Group P.L.C.............................................    672,985    2,053,476            1.8%
      Vodafone Group P.L.C. Sponsored ADR..............................     73,548    2,249,833            2.0%
      Xstrata P.L.C....................................................     55,857      840,562            0.7%
      Other Securities.................................................               3,639,718            3.2%
                                                                                   ------------          ------
TOTAL UNITED KINGDOM...................................................              21,687,477           19.1%
                                                                                   ------------          ------
TOTAL COMMON STOCKS....................................................             113,169,160           99.5%
                                                                                   ------------          ------

PREFERRED STOCKS -- (0.0%)
GERMANY -- (0.0%)
      Other Securities.................................................                  31,253            0.0%
                                                                                   ------------          ------

RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
      Other Securities.................................................                  34,856            0.0%
                                                                                   ------------          ------

                                                                         Shares/
                                                                          Face
                                                                         Amount      Value+
                                                                         -------     ------
                                                                          (000)
SECURITIES LENDING COLLATERAL -- (10.9%)
(S)@  DFA Short Term Investment Fund...................................  1,123,595   13,000,000           11.4%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $858,058 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $876,971) to be repurchased at $859,779............... $      860      859,775            0.8%
                                                                                   ------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................              13,859,775           12.2%
                                                                                   ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $129,815,804)................................................              $127,095,044          111.7%
                                                                                   ============          ======

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 --------------------------------------------
                                   Level 1     Level 2   Level 3    Total
                                 ----------- ----------- ------- ------------
  Common Stocks
    Australia...................          -- $ 6,424,897   --    $  6,424,897
    Austria.....................          --     287,860   --         287,860
    Belgium.....................          --   1,549,676   --       1,549,676
    Canada...................... $11,859,597          --   --      11,859,597
    Denmark.....................          --   1,743,180   --       1,743,180
    Finland.....................          --     860,775   --         860,775
    France......................      77,928  10,917,869   --      10,995,797
    Germany.....................   1,766,936   8,593,511   --      10,360,447
    Greece......................          --      29,434   --          29,434
    Hong Kong...................          --   2,551,507   --       2,551,507
    Ireland.....................     205,162      37,438   --         242,600
    Israel......................          --     577,644   --         577,644
    Italy.......................     206,832   1,346,023   --       1,552,855
    Japan.......................     478,113  22,037,022   --      22,515,135
    Netherlands.................     218,593   3,151,684   --       3,370,277
    New Zealand.................          --      93,049   --          93,049
    Norway......................          --   1,085,625   --       1,085,625
    Portugal....................          --     175,578   --         175,578
    Singapore...................          --   1,531,752   --       1,531,752
    Spain.......................          --   2,687,408   --       2,687,408
    Sweden......................     379,308   3,257,255   --       3,636,563
    Switzerland.................     824,544   6,525,483   --       7,350,027
    United Kingdom..............  15,518,144   6,169,333   --      21,687,477
  Preferred Stocks
    Germany.....................          --      31,253   --          31,253
  Rights/Warrants
    Spain.......................          --      34,856   --          34,856
  Securities Lending Collateral.          --  13,859,775   --      13,859,775
                                 ----------- -----------   --    ------------
  TOTAL......................... $31,535,157 $95,559,887   --    $127,095,044
                                 =========== ===========   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)


                                                             Percentage
                                        Shares   Value++   of Net Assets**
                                        ------   -------   ---------------
      COMMON STOCKS -- (85.9%)
      AUSTRALIA -- (5.0%)
          Other Securities.............         $5,725,390            5.8%
                                                ----------            ----
      AUSTRIA -- (0.8%)
          Other Securities.............            893,416            0.9%
                                                ----------            ----
      BELGIUM -- (1.2%)
          Ackermans & van Haaren NV....   2,145    182,500            0.2%
          Other Securities.............          1,149,991            1.2%
                                                ----------            ----
      TOTAL BELGIUM....................          1,332,491            1.4%
                                                ----------            ----
      CANADA -- (7.8%)
          Astral Media, Inc. Class A...   4,500    218,869            0.2%
          West Fraser Timber Co., Ltd..   2,500    218,274            0.2%
          Other Securities.............          8,486,056            8.6%
                                                ----------            ----
      TOTAL CANADA.....................          8,923,199            9.0%
                                                ----------            ----
      CHINA -- (0.0%)
          Other Securities.............             21,686            0.0%
                                                ----------            ----
      COLOMBIA -- (0.0%)
          Other Securities.............              1,128            0.0%
                                                ----------            ----
      DENMARK -- (1.1%)
          Other Securities.............          1,327,941            1.3%
                                                ----------            ----
      FINLAND -- (2.2%)
      #   Huhtamaki Oyj................   9,505    178,176            0.2%
          Other Securities.............          2,299,571            2.3%
                                                ----------            ----
      TOTAL FINLAND....................          2,477,747            2.5%
                                                ----------            ----
      FRANCE -- (3.3%)
      #*  Alcatel-Lucent............... 130,061    179,127            0.2%
      #   Neopost SA...................   3,793    250,026            0.3%
          Rubis SCA....................   2,852    183,409            0.2%
          Teleperformance..............   4,431    194,869            0.2%
          Other Securities.............          2,973,459            2.9%
                                                ----------            ----
      TOTAL FRANCE.....................          3,780,890            3.8%
                                                ----------            ----
      GERMANY -- (4.3%)
          Aurubis AG...................   3,300    208,187            0.2%
          Deutsche Wohnen AG...........   9,672    170,572            0.2%
          Rheinmetall AG...............   3,691    175,268            0.2%
          Rhoen Klinikum AG............   8,742    186,636            0.2%
          Stada Arzneimittel AG........   5,765    233,801            0.2%
          Other Securities.............          3,985,286            4.0%
                                                ----------            ----
      TOTAL GERMANY....................          4,959,750            5.0%
                                                ----------            ----
      GREECE -- (0.6%)
          Other Securities.............            682,080            0.7%
                                                ----------            ----
      HONG KONG -- (2.4%)
          Other Securities.............          2,703,695            2.7%
                                                ----------            ----
      IRELAND -- (0.8%)
          Other Securities.............            872,250            0.9%
                                                ----------            ----

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      Percentage
                                                 Shares   Value++   of Net Assets**
                                                 ------   -------   ---------------
ISRAEL -- (0.6%)
    Other Securities............................        $   730,331            0.7%
                                                        -----------           -----
ITALY -- (2.5%)
    Banca Popolare dell'Emilia Romagna S.c.r.l.. 22,456     190,445            0.2%
    Other Securities............................          2,725,005            2.7%
                                                        -----------           -----
TOTAL ITALY.....................................          2,915,450            2.9%
                                                        -----------           -----
JAPAN -- (20.5%)
    Tokai Tokyo Financial Holdings, Inc......... 19,000     172,787            0.2%
    Other Securities............................         23,329,730           23.4%
                                                        -----------           -----
TOTAL JAPAN.....................................         23,502,517           23.6%
                                                        -----------           -----
NETHERLANDS -- (1.8%)
    Nutreco NV..................................  4,330     411,724            0.4%
    Other Securities............................          1,658,098            1.7%
                                                        -----------           -----
TOTAL NETHERLANDS...............................          2,069,822            2.1%
                                                        -----------           -----
NEW ZEALAND -- (0.9%)
    Other Securities............................            999,071            1.0%
                                                        -----------           -----
NORWAY -- (0.9%)
    Other Securities............................          1,016,232            1.0%
                                                        -----------           -----
PORTUGAL -- (0.3%)
    Other Securities............................            392,774            0.4%
                                                        -----------           -----
RUSSIA -- (0.0%)
    Other Securities............................             25,631            0.0%
                                                        -----------           -----
SINGAPORE -- (1.7%)
    Other Securities............................          1,906,567            1.9%
                                                        -----------           -----
SPAIN -- (1.8%)
    Ebro Foods SA...............................  8,515     174,673            0.2%
    Viscofan SA.................................  4,280     222,410            0.2%
    Other Securities............................          1,625,819            1.6%
                                                        -----------           -----
TOTAL SPAIN.....................................          2,022,902            2.0%
                                                        -----------           -----
SWEDEN -- (3.1%)
    NCC AB Class B..............................  8,486     201,917            0.2%
    Other Securities............................          3,359,841            3.4%
                                                        -----------           -----
TOTAL SWEDEN....................................          3,561,758            3.6%
                                                        -----------           -----
SWITZERLAND -- (3.8%)
    Clariant AG................................. 16,533     241,886            0.3%
    GAM Holding AG.............................. 12,356     218,515            0.2%
    Lonza Group AG..............................  3,250     226,467            0.2%
    OC Oerlikon Corp. AG........................ 15,998     185,183            0.2%
    Other Securities............................          3,502,559            3.5%
                                                        -----------           -----
TOTAL SWITZERLAND...............................          4,374,610            4.4%
                                                        -----------           -----
UNITED KINGDOM -- (18.5%)
    Amlin P.L.C................................. 30,535     201,411            0.2%
    Ashtead Group P.L.C......................... 49,721     454,721            0.5%
*   Barratt Developments P.L.C.................. 83,350     403,482            0.4%
    Bellway P.L.C............................... 11,483     240,199            0.2%
    Berkeley Group Holdings P.L.C...............  7,459     241,853            0.2%
    Catlin Group, Ltd........................... 24,393     199,402            0.2%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                Percentage
                                          Shares    Value++   of Net Assets**
                                          ------    -------   ---------------
   UNITED KINGDOM -- (Continued)
       Cobham P.L.C......................  64,528 $   251,396            0.3%
       Daily Mail & General Trust P.L.C..  19,287     206,111            0.2%
   *   Dixons Retail P.L.C............... 392,004     214,459            0.2%
       Drax Group P.L.C..................  25,834     246,557            0.3%
       DS Smith P.L.C....................  70,253     255,240            0.3%
       easyJet P.L.C.....................  10,454     181,790            0.2%
       Electrocomponents P.L.C...........  49,099     183,499            0.2%
       Greene King P.L.C.................  16,409     185,454            0.2%
       Halma P.L.C.......................  24,264     188,889            0.2%
       Hiscox, Ltd.......................  22,058     192,267            0.2%
       Inchcape P.L.C....................  24,576     191,587            0.2%
       Informa P.L.C.....................  33,824     251,682            0.3%
       Inmarsat P.L.C....................  20,138     226,357            0.2%
       Pennon Group P.L.C................  17,426     185,610            0.2%
       Persimmon P.L.C...................  23,193     389,612            0.4%
       Rotork P.L.C......................   5,316     240,503            0.2%
       Spectris P.L.C....................   8,797     288,769            0.3%
       Spirax-Sarco Engineering P.L.C....   6,605     269,822            0.3%
       Taylor Wimpey P.L.C............... 237,041     342,981            0.3%
       UBM P.L.C.........................  16,744     190,433            0.2%
       William Hill P.L.C................  73,714     488,458            0.5%
       Other Securities..................          14,330,451           14.2%
                                                  -----------           -----
   TOTAL UNITED KINGDOM..................          21,242,995           21.3%
                                                  -----------           -----

   UNITED STATES -- (0.0%)
       Other Securities..................              19,407            0.0%
                                                  -----------           -----
   TOTAL COMMON STOCKS...................          98,481,730           98.9%
                                                  -----------           -----

   PREFERRED STOCKS -- (0.0%)
   UNITED KINGDOM -- (0.0%)
       Other Securities..................                 172            0.0%
                                                  -----------           -----

   RIGHTS/WARRANTS -- (0.0%)
   AUSTRALIA -- (0.0%)
       Other Securities..................                 222            0.0%
                                                  -----------           -----
   BELGIUM -- (0.0%)
       Other Securities..................                  --            0.0%
                                                  -----------           -----
   CANADA -- (0.0%)
       Other Securities..................                 295            0.0%
                                                  -----------           -----
   ISRAEL -- (0.0%)
       Other Securities..................                 352            0.0%
                                                  -----------           -----
   SPAIN -- (0.0%)
       Other Securities..................                 954            0.0%
                                                  -----------           -----
   SWITZERLAND -- (0.0%)
       Other Securities..................               2,397            0.0%
                                                  -----------           -----
   TOTAL RIGHTS/WARRANTS.................               4,220            0.0%
                                                  -----------           -----

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                         Shares/
                                                                          Face                    Percentage
                                                                         Amount       Value+    of Net Assets**
                                                                         -------      ------    ---------------
                                                                          (000)
SECURITIES LENDING COLLATERAL -- (14.1%)
(S)@  DFA Short Term Investment Fund...................................  1,382,887 $ 16,000,000           16.1%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $108,118 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $110,501) to be repurchased at $108,334............... $      108      108,334            0.1%
                                                                                   ------------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................              16,108,334           16.2%
                                                                                   ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $110,104,277)................................................              $114,594,456          115.1%
                                                                                   ============          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 --------------------------------------------
                                  Level 1     Level 2    Level 3    Total
                                 ---------- ------------ ------- ------------
  Common Stocks
    Australia...................         -- $  5,725,390   --    $  5,725,390
    Austria.....................         --      893,416   --         893,416
    Belgium.....................         --    1,332,491   --       1,332,491
    Canada...................... $8,922,315          884   --       8,923,199
    China.......................      7,326       14,360   --          21,686
    Colombia....................      1,128           --   --           1,128
    Denmark.....................         --    1,327,941   --       1,327,941
    Finland.....................      4,235    2,473,512   --       2,477,747
    France......................         --    3,780,890   --       3,780,890
    Germany.....................      2,854    4,956,896   --       4,959,750
    Greece......................        754      681,326   --         682,080
    Hong Kong...................        374    2,703,321   --       2,703,695
    Ireland.....................        231      872,019   --         872,250
    Israel......................         --      730,331   --         730,331
    Italy.......................         --    2,915,450   --       2,915,450
    Japan.......................     10,448   23,492,069   --      23,502,517
    Netherlands.................         --    2,069,822   --       2,069,822
    New Zealand.................         --      999,071   --         999,071
    Norway......................         --    1,016,232   --       1,016,232
    Portugal....................         --      392,774   --         392,774
    Russia......................         --       25,631   --          25,631
    Singapore...................      5,314    1,901,253   --       1,906,567
    Spain.......................     34,042    1,988,860   --       2,022,902
    Sweden......................      8,205    3,553,553   --       3,561,758
    Switzerland.................         --    4,374,610   --       4,374,610
    United Kingdom..............      3,697   21,239,298   --      21,242,995
    United States...............     19,407           --   --          19,407
  Preferred Stocks
    United Kingdom..............         --          172   --             172
  Rights/Warrants
    Australia...................         --          222   --             222
    Belgium.....................         --           --   --              --
    Canada......................         --          295   --             295
    Israel......................         --          352   --             352
    Spain.......................         --          954   --             954
    Switzerland.................         --        2,397   --           2,397
  Securities Lending Collateral.         --   16,108,334   --      16,108,334
                                 ---------- ------------   --    ------------
  TOTAL......................... $9,020,330 $105,574,126   --    $114,594,456
                                 ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                         VA SHORT-TERM FIXED PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
AGENCY OBLIGATIONS -- (21.2%)
Federal Home Loan Bank
     4.000%, 09/06/13............................. $1,300 $ 1,317,595
     0.340%, 12/18/13.............................  1,800   1,802,311
     2.375%, 03/14/14.............................  3,000   3,057,972
     0.250%, 02/20/15.............................  2,100   2,099,496
Federal Home Loan Mortgage Corporation
     0.375%, 10/30/13.............................  6,300   6,307,358
     0.375%, 11/27/13.............................  5,800   5,808,126
     0.625%, 12/23/13.............................  2,000   2,005,886
Federal National Mortgage Association
     1.125%, 09/30/13.............................    600     602,518
     2.875%, 12/11/13.............................  1,900   1,932,156
     2.750%, 03/13/14.............................  1,000   1,022,509
                                                          -----------
TOTAL AGENCY OBLIGATIONS..........................         25,955,927
                                                          -----------

BONDS -- (70.6%)
Agence Francaise de Developpement
     1.250%, 06/09/14.............................  2,600   2,623,860
Australia & New Zealand Banking Group, Ltd.
     2.125%, 09/19/14.............................    834     847,352
     3.700%, 01/13/15.............................    400     421,160
(r)  0.551%, 01/29/15.............................  1,500   1,500,353
Bank Nederlandse Gemeenten
     1.500%, 03/28/14.............................    500     505,370
     5.000%, 05/16/14.............................    500     523,731
     3.125%, 01/12/15.............................  1,000   1,045,000
     1.375%, 03/23/15.............................  1,000   1,017,480
Bank of New York Mellon Corp. (The) Floating Rate
 Note
(r)  0.554%, 01/31/14.............................  1,175   1,177,175
Bank of Nova Scotia
#    2.375%, 12/17/13.............................  2,500   2,532,092
Berkshire Hathaway Finance Corp.
     1.500%, 01/10/14.............................    300     302,318
Caisse d'Amortissement de la Dette Sociale
     3.500%, 07/01/14.............................    500     518,248
     1.250%, 07/11/14.............................  2,000   2,021,380
Commonwealth Bank of Australia
     3.750%, 10/15/14.............................  1,800   1,884,650
Commonwealth Bank of Australia Floating Rate Note
(r)  1.553%, 01/17/14.............................  1,000   1,009,227
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
     1.875%, 12/15/14.............................  2,100   2,141,042
     0.600%, 04/29/15.............................  1,000     996,075
Council Of Europe Development Bank
     4.500%, 06/30/14.............................    500     524,181

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
     2.750%, 02/10/15............................. $  500 $  521,380
     4.000%, 04/15/15.............................  2,000  2,139,740
European Investment Bank
     3.000%, 04/08/14.............................    500    512,655
     4.750%, 10/15/14.............................  1,000  1,064,100
     2.875%, 01/15/15.............................  1,000  1,043,100
General Electric Capital Corp.
     2.150%, 01/09/15.............................  1,550  1,589,883
#    4.875%, 03/04/15.............................    700    754,008
General Electric Capital Corp. Floating Rate Note
(r)  0.540%, 09/15/14.............................    900    900,864
JPMorgan Chase & Co.
     1.650%, 09/30/13.............................  2,100  2,111,636
JPMorgan Chase & Co. Floating Rate Note
(r)  1.075%, 01/24/14.............................    800    804,482
KFW
     3.500%, 03/10/14.............................    500    513,950
     1.000%, 01/12/15.............................  2,000  2,023,244
Kommunalbanken A.S.
     1.000%, 06/16/14.............................  1,000  1,007,500
     2.875%, 10/27/14.............................    500    519,001
     1.000%, 02/09/15.............................  1,100  1,112,245
Kommunekredit
     0.750%, 09/02/14.............................  1,000  1,005,565
Landwirtschaftliche Rentenbank
     2.250%, 03/11/14.............................    400    406,656
Manitoba, Province of Canada
     1.375%, 04/28/14.............................  1,200  1,213,628
National Australia Bank, Ltd.
(r)  1.502%, 01/30/14.............................  1,000  1,009,450
     2.000%, 03/09/15.............................    300    307,821
National Australia Bank, Ltd. Floating Rate Note
(r)  1.442%, 02/14/14.............................  2,000  2,018,218
Nederlandse Waterschapsbank NV
     1.375%, 05/16/14.............................  1,800  1,819,814
     1.250%, 10/20/14.............................  1,450  1,468,937
Nordea Bank AB
     2.250%, 03/20/15.............................    500    513,873
Nordea Bank Finland P.L.C. Floating Rate Note
(r)  1.159%, 04/09/14.............................  2,500  2,519,525
Nordic Investment Bank
     2.625%, 10/06/14.............................    600    620,160
NRW Bank Floating Rate Note
(r)  0.607%, 12/01/14.............................  1,000  1,003,600
Oesterreichische Kontrollbank AG
     1.375%, 01/21/14.............................  2,000  2,014,458
Ontario, Province of Canada
     4.500%, 02/03/15.............................  1,100  1,179,079
     2.950%, 02/05/15.............................  1,500  1,567,366
Quebec, Province of Canada
     4.875%, 05/05/14.............................  2,000  2,092,840

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
Royal Bank of Canada
     0.560%, 05/01/15............................. $3,200 $3,199,552
Sanofi
     1.625%, 03/28/14.............................  1,500  1,518,450
Societe Financement de l'Economie Francaise
     2.875%, 09/22/14.............................  1,000  1,034,860
State of North Rhine-Westphalia
     1.625%, 09/17/14.............................    500    507,742
Svensk Exportkredit AB
     3.250%, 09/16/14.............................  1,800  1,872,484
Svensk Exportkredit AB Floating Rate Note
(r)  0.434%, 03/23/14.............................  1,000  1,000,890
Svenska Handelsbanken AB
     0.592%, 01/16/15.............................  1,000    999,719
Svenska Handelsbanken AB Floating Rate Note
(r)  0.787%, 08/30/13.............................    500    500,948
(r)  0.461%, 10/06/14.............................    500    499,855
Sweden Government International Bond
     1.000%, 06/03/14.............................  1,000  1,008,300
Toronto-Dominion Bank (The)
#    1.375%, 07/14/14.............................    800    809,199
Toronto-Dominion Bank (The) Floating Rate Note
(r)  0.577%, 07/14/14.............................  1,500  1,504,655
Total Capital Canada, Ltd. Floating Rate Note
(r)  0.383%, 05/13/13.............................  1,700  1,700,153
(r)  0.658%, 01/17/14.............................  1,200  1,203,901
Toyota Motor Credit Corp.
     1.375%, 08/12/13.............................    695    696,946
#    1.250%, 11/17/14.............................    805    815,225
     1.000%, 02/17/15.............................    500    505,243
Toyota Motor Credit Corp. Floating Rate Note
(r)  0.454%, 12/05/14.............................    400    400,520
(r)  0.424%, 04/08/15.............................    500    499,814
US Bancorp
#    2.875%, 11/20/14.............................  2,000  2,074,978

                                                      Face
                                                     Amount      Value+
                                                     ------      ------
                                                      (000)
Wal-Mart Stores, Inc.
      4.550%, 05/01/13.............................    $1,500 $  1,500,000
      7.250%, 06/01/13.............................     1,000    1,005,308
Westpac Banking Corp.
      2.100%, 08/02/13.............................       500      502,197
(r)   1.242%, 02/14/14.............................     1,500    1,510,875
Westpac Banking Corp. Floating Rate Note
(r)   1.011%, 12/09/13.............................       500      501,954
                                                              ------------
TOTAL BONDS........................................             86,343,240
                                                              ------------

COMMERCIAL PAPER -- (4.1%)
Banque et Caisse d'Epargne de l'Etat
      0.255%, 07/18/13.............................       700      699,673
Caisse des Depots et Consignations
##    0.230%, 06/07/13.............................       700      699,834
##    0.205%, 06/20/13.............................     2,000    1,999,431
Standard Chartered Bank
##    0.229%, 05/01/13.............................       900      900,000
##    0.232%, 05/06/13.............................       750      749,976
                                                              ------------
TOTAL COMMERCIAL PAPER.............................              5,048,914
                                                              ------------

                                                     Shares
                                                     ------
TEMPORARY CASH INVESTMENTS -- (1.1%)
      State Street Institutional Liquid Reserves... 1,329,865    1,329,865
                                                              ------------

                                                     Shares/
                                                      Face
                                                     Amount
                                                     -------
                                                      (000)
SECURITIES LENDING COLLATERAL -- (3.0%)
(S)@  DFA Short Term Investment Fund...............   311,335    3,602,143
                                                              ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $122,024,898)..............................            $122,280,089
                                                              ============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 --------------------------------------------
                                  Level 1     Level 2    Level 3    Total
                                 ---------- ------------ ------- ------------
  Agency Obligations............         -- $ 25,955,927   --    $ 25,955,927
  Bonds.........................         --   86,343,240   --      86,343,240
  Commercial Paper..............         --    5,048,914   --       5,048,914
  Temporary Cash Investments.... $1,329,865           --   --       1,329,865
  Securities Lending Collateral.         --    3,602,143   --       3,602,143
                                 ---------- ------------   --    ------------
  TOTAL......................... $1,329,865 $120,950,224   --    $122,280,089
                                 ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                           VA GLOBAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)


                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
BONDS -- (92.2%)
AUSTRALIA -- (4.5%)
Commonwealth Bank of Australia
#   1.900%, 09/18/17.............................         590 $   609,132
    4.250%, 04/06/18............................. EUR   2,300   3,466,953
Westpac Banking Corp.
    2.000%, 08/14/17.............................       3,000   3,115,386
                                                              -----------
TOTAL AUSTRALIA..................................               7,191,471
                                                              -----------

AUSTRIA -- (2.5%)
Austria Government Bond
    4.300%, 09/15/17............................. EUR   1,900   2,915,070
Oesterreichische Kontrollbank AG
    2.000%, 06/03/16.............................       1,000   1,041,400
                                                              -----------
TOTAL AUSTRIA....................................               3,956,470
                                                              -----------

BELGIUM -- (1.9%)
Belgium Government Bond
    5.500%, 09/28/17............................. EUR   1,950   3,108,911
                                                              -----------

CANADA -- (13.0%)
Bank of Nova Scotia
    2.550%, 01/12/17.............................       4,000   4,205,072
British Columbia, Province of Canada
    1.200%, 04/25/17.............................       3,100   3,161,166
Manitoba, Province of Canada
    1.300%, 04/03/17.............................       1,000   1,021,900
Ontario, Province of Canada
    1.600%, 09/21/16.............................       2,700   2,784,985
    1.100%, 10/25/17.............................       1,300   1,307,410
Royal Bank of Canada
    1.500%, 01/16/18.............................       3,400   3,443,673
Toronto-Dominion Bank (The)
    2.500%, 07/14/16.............................       1,000   1,051,669
    2.375%, 10/19/16.............................       2,500   2,622,057
    1.400%, 04/30/18.............................         500     502,941
Total Capital Canada, Ltd.
    1.450%, 01/15/18.............................         750     760,463
                                                              -----------
TOTAL CANADA.....................................              20,861,336
                                                              -----------

DENMARK -- (4.8%)
Denmark Government Bond
    4.000%, 11/15/17............................. DKK  20,000   4,130,434
Kommunekredit
    1.125%, 03/15/18.............................       3,500   3,521,000
                                                              -----------
TOTAL DENMARK....................................               7,651,434
                                                              -----------

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)

FINLAND -- (4.1%)
Finland Government Bond
    1.875%, 04/15/17............................. EUR   2,900 $ 4,045,854
Municipality Finance P.L.C.
    2.375%, 05/16/16.............................       1,500   1,578,786
    1.625%, 04/25/17.............................       1,000   1,029,970
                                                              -----------
TOTAL FINLAND....................................               6,654,610
                                                              -----------

FRANCE -- (4.5%)
France Government Bond OAT
    4.250%, 10/25/17............................. EUR   2,500   3,825,741
Total Capital International SA
    1.550%, 06/28/17.............................       3,300   3,365,779
                                                              -----------
TOTAL FRANCE.....................................               7,191,520
                                                              -----------

GERMANY -- (6.4%)
Bundesobligation
    0.500%, 10/13/17............................. EUR   1,000   1,330,844
KFW
    4.125%, 07/04/17............................. EUR   1,800   2,738,651
    0.875%, 10/13/17............................. EUR     500     671,974
Landeskreditbank Baden- Wuerttemberg Foerderbank
    2.250%, 07/15/16.............................       2,300   2,409,066
Landwirtschaftliche Rentenbank
    3.250%, 12/07/16............................. GBP   1,000   1,698,882
    0.875%, 09/12/17.............................       1,500   1,506,890
                                                              -----------
TOTAL GERMANY....................................              10,356,307
                                                              -----------

JAPAN -- (2.0%)
Development Bank of Japan, Inc.
    5.125%, 02/01/17.............................       1,000   1,155,500
Japan Bank for International Cooperation
    2.250%, 07/13/16.............................       2,000   2,105,684
                                                              -----------
TOTAL JAPAN......................................               3,261,184
                                                              -----------

NETHERLANDS -- (8.8%)
Bank Nederlandse Gemeenten
    5.250%, 01/31/17.............................         800     926,528
    1.375%, 09/27/17.............................       2,100   2,135,179
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
    4.000%, 09/10/15............................. GBP   1,500   2,487,339
#   3.375%, 01/19/17.............................       1,000   1,076,900

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Nederlandse Waterschapsbank NV
    2.125%, 06/16/16.............................       2,900 $ 3,026,440
    3.000%, 07/12/16............................. EUR     500     711,863
Netherlands Government Bond
    4.500%, 07/15/17............................. EUR   2,400   3,694,153
                                                              -----------
TOTAL NETHERLANDS................................              14,058,402
                                                              -----------

NORWAY -- (2.8%)
Kommunalbanken A.S.
    1.375%, 06/08/17.............................       1,000   1,024,200
    1.000%, 09/26/17.............................         900     905,526
    1.125%, 12/15/17............................. GBP   1,000   1,573,543
    1.000%, 03/15/18.............................       1,000   1,000,624
                                                              -----------
TOTAL NORWAY.....................................               4,503,893
                                                              -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (7.6%)
Council Of Europe Development Bank
#   1.500%, 02/22/17.............................       3,500   3,602,200
    1.000%, 03/07/18.............................         500     501,050
European Financial Stability Facility
    2.750%, 12/05/16............................. EUR   1,000   1,425,599
    1.625%, 09/15/17............................. EUR   1,800   2,470,195
European Investment Bank
    3.125%, 03/03/17............................. EUR   2,500   3,635,508
    1.000%, 12/15/17.............................         600     603,300
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              12,237,852
                                                              -----------

SWEDEN -- (6.3%)
Kingdom of Sweden
    0.875%, 01/31/18............................. EUR     800   1,073,072
Kommuninvest I Sverige AB
    1.625%, 02/13/17.............................       3,000   3,099,000
    1.000%, 10/24/17.............................         900     905,036
Nordea Bank AB
    3.750%, 02/24/17............................. EUR   1,000   1,451,214
Svensk Exportkredit AB
    1.750%, 05/30/17.............................       3,400   3,516,960
                                                              -----------
TOTAL SWEDEN.....................................              10,045,282
                                                              -----------

UNITED KINGDOM -- (4.0%)
Barclays Bank P.L.C.
    1.500%, 04/04/17............................. GBP   1,000   1,601,815
Lloyds TSB Bank P.L.C.
    1.500%, 05/02/17............................. GBP     500     801,870
United Kingdom Gilt
    1.000%, 09/07/17............................. GBP   2,500   3,947,023
                                                              -----------
TOTAL UNITED KINGDOM.............................               6,350,708
                                                              -----------

                                                     Face
                                                    Amount^    Value+
                                                    -------    ------
                                                     (000)

UNITED STATES -- (19.0%)
3M Co.
    1.375%, 09/29/16.............................    $2,934 $  3,009,732
#   1.000%, 06/26/17.............................     1,000    1,006,996
Apple, Inc.
    1.000%, 05/03/18.............................     1,000      996,310
Bank of New York Mellon Corp. (The)
    2.300%, 07/28/16.............................     1,600    1,678,714
Berkshire Hathaway Finance Corp.
    1.600%, 05/15/17.............................     1,200    1,227,528
Berkshire Hathaway, Inc.
#   2.200%, 08/15/16.............................     1,800    1,890,000
    1.900%, 01/31/17.............................       900      932,092
Chevron Corp.
    1.104%, 12/05/17.............................     3,800    3,817,704
Colgate-Palmolive Co.
    1.300%, 01/15/17.............................       600      611,399
    0.900%, 05/01/18.............................       500      497,619
General Electric Capital Corp.
    5.625%, 09/15/17.............................     2,500    2,934,487
#   1.600%, 11/20/17.............................       600      607,443
Google, Inc.
    2.125%, 05/19/16.............................     2,780    2,911,319
International Business Machines Corp.
    5.700%, 09/14/17.............................     1,300    1,556,675
Toyota Motor Credit Corp.
    1.750%, 05/22/17.............................       500      513,891
    1.375%, 01/10/18.............................     3,500    3,534,527
Wal-Mart Stores, Inc.
#   5.375%, 04/05/17.............................     1,000    1,174,268
#   1.125%, 04/11/18.............................     1,500    1,504,821
                                                            ------------
TOTAL UNITED STATES..............................             30,405,525
                                                            ------------
TOTAL BONDS......................................            147,834,905
                                                            ------------

AGENCY OBLIGATIONS -- (1.8%)
Federal Home Loan Mortgage Corporation
    0.875%, 03/07/18.............................     1,200    1,204,593
Federal National Mortgage Association
    0.875%, 02/08/18.............................     1,700    1,707,990
                                                            ------------
TOTAL AGENCY OBLIGATIONS.........................              2,912,583
                                                            ------------


VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                      Shares/
                                                       Face
                                                      Amount      Value+
                                                      -------     ------
                                                       (000)
SECURITIES LENDING COLLATERAL -- (6.0%)
(S)@  DFA Short Term Investment Fund...............    777,874 $  9,000,000
@     Repurchase Agreement, Deutsche Bank
       Securities, Inc. 0.16%, 05/01/13
       (Collateralized by $632,195 FNMA, rates
       ranging from 3.000% to 3.500%, maturities
       ranging from 09/01/32 to 08/01/42, valued
       at $646,129) to be repurchased at $633,463..   $    633      633,460
                                                               ------------
TOTAL SECURITIES LENDING COLLATERAL................               9,633,460
                                                               ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $157,407,696)..............................             $160,380,948
                                                               ============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           Investments in Securities (Market Value)
                                          ------------------------------------------
                                          Level 1    Level 2    Level 3     Total
                                          ------- ------------  ------- ------------
Bonds
  Australia..............................   --    $  7,191,471    --    $  7,191,471
  Austria................................   --       3,956,470    --       3,956,470
  Belgium................................   --       3,108,911    --       3,108,911
  Canada.................................   --      20,861,336    --      20,861,336
  Denmark................................   --       7,651,434    --       7,651,434
  Finland................................   --       6,654,610    --       6,654,610
  France.................................   --       7,191,520    --       7,191,520
  Germany................................   --      10,356,307    --      10,356,307
  Japan..................................   --       3,261,184    --       3,261,184
  Netherlands............................   --      14,058,402    --      14,058,402
  Norway.................................   --       4,503,893    --       4,503,893
  Supranational Organization Obligations.   --      12,237,852    --      12,237,852
  Sweden.................................   --      10,045,282    --      10,045,282
  United Kingdom.........................   --       6,350,708    --       6,350,708
  United States..........................   --      30,405,525    --      30,405,525
Agency Obligations                          --       2,912,583    --       2,912,583
Securities Lending Collateral               --       9,633,460    --       9,633,460
Forward Currency Contracts**                --        (473,041)   --        (473,041)
                                            --    ------------    --    ------------
TOTAL....................................   --    $159,907,907    --    $159,907,907
                                            ==    ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                  DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                       Shares    Value+
                                                                       ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Core Equity 2 Portfolio of
  DFA Investment Dimensions Group Inc................................. 794,239 $10,904,897
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................. 526,065   6,081,313
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................. 447,191   4,619,479
Investment in VA Global Bond Portfolio of
  DFA Investment Dimensions Group Inc................................. 419,038   4,601,035
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................. 278,955   3,883,055
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................. 102,962   2,104,533
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................. 182,039   1,833,131
Investment in VA Short-Term Fixed Portfolio of
  DFA Investment Dimensions Group Inc................................. 179,189   1,831,310
Investment in VA U.S. Large Value Portfolio of
  DFA Investment Dimensions Group Inc.................................  38,682     760,878
Investment in VA International Value Portfolio of
  DFA Investment Dimensions Group Inc.................................  57,771     682,855
Investment in DFA Real Estate Securities Portfolio of
  DFA Investment Dimensions Group Inc.................................  12,582     379,844
                                                                               -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     ( Cost $37,125,158)..............................................          37,682,330
                                                                               -----------

TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional Liquid Reserves
  (Cost $22,146)......................................................  22,146      22,146
                                                                               -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $37,147,304)...............................................         $37,704,476
                                                                               ===========

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                                     ---------------------------------------
                                       Level 1    Level 2 Level 3    Total
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $37,682,330    --      --    $37,682,330
    Temporary Cash Investments......      22,146    --      --         22,146
                                     -----------    --      --    -----------
    TOTAL........................... $37,704,476    --      --    $37,704,476
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                             VA U.S.                             VA
                                                                          Targeted Value  VA U.S. Large    International
                                                                            Portfolio*   Value Portfolio* Value Portfolio*
                                                                          -------------- ---------------- ----------------
ASSETS:
Investments at Value (including $15,897, $45,296 and $14,060 of
 securities on loan, respectively).......................................  $    116,046    $    164,036     $    113,235
Collateral Received from Securities on Loan at Value & Cost..............            --              --              860
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.        16,146          45,860           13,000
Foreign Currencies at Value..............................................            --              --              517
Receivables:
  Investment Securities Sold.............................................           903             776              317
  Dividends, Interest and Tax Reclaims...................................            25             149              415
  Securities Lending Income..............................................             8               2               42
  Fund Shares Sold.......................................................            38             173               49
Prepaid Expenses and Other Assets........................................            --               1                2
                                                                           ------------    ------------     ------------
     Total Assets........................................................       133,166         210,997          128,437
                                                                           ------------    ------------     ------------
LIABILITIES:
Due to Custodian.........................................................            --              --                2
Payables:
  Upon Return of Securities Loaned.......................................        16,146          45,860           13,860
  Investment Securities Purchased........................................            --             742              572
  Fund Shares Redeemed...................................................             9              --                1
  Due to Advisor.........................................................            29              34               36
  Loan Payable...........................................................           384             138              153
Accrued Expenses and Other Liabilities...................................            10              11               12
                                                                           ------------    ------------     ------------
     Total Liabilities...................................................        16,578          46,785           14,636
                                                                           ------------    ------------     ------------
NET ASSETS...............................................................  $    116,588    $    164,212     $    113,801
                                                                           ============    ============     ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..................................     7,872,208       8,348,119        9,631,365
                                                                           ============    ============     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE...................................................................  $      14.81    $      19.67     $      11.82
                                                                           ============    ============     ============
Investments at Cost......................................................  $     95,839    $    128,188     $    115,956
                                                                           ============    ============     ============
Foreign Currencies at Cost...............................................  $         --    $         --     $        514
                                                                           ============    ============     ============
NET ASSETS CONSIST OF:
Paid-In Capital..........................................................  $    105,232    $    117,698     $    118,129
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)......................................................           151             816            1,194
Accumulated Net Realized Gain (Loss).....................................        (9,002)          9,850           (2,803)
Net Unrealized Foreign Exchange Gain (Loss)..............................            --              --               (1)
Net Unrealized Appreciation (Depreciation)...............................        20,207          35,848           (2,718)
                                                                           ------------    ------------     ------------
NET ASSETS...............................................................  $    116,588    $    164,212     $    113,801
                                                                           ============    ============     ============
(1) NUMBER OF SHARES AUTHORIZED..........................................   100,000,000     100,000,000      100,000,000
                                                                           ============    ============     ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                             DFA VA
                                                                                                             Global
                                                                    VA         VA Short-                    Moderate
                                                              International    Term Fixed    VA Global     Allocation
                                                             Small Portfolio*  Portfolio   Bond Portfolio  Portfolio
                                                             ---------------- ------------ -------------- ------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....   $         --   $         --  $         --  $     37,682
Investments at Value (including $15,540, $3,528, $9,382
 and $0 of securities on loan, respectively)................         98,486        117,348       150,748            --
Temporary Cash Investments at Value & Cost..................             --          1,330            --            22
Collateral Received from Securities on Loan at Value &
 Cost.......................................................            108             --           633            --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................         16,000          3,602         9,000            --
Foreign Currencies at Value.................................            114             --            --            --
Cash........................................................            564             --           674            --
Receivables:
  Investment Securities Sold................................             35          3,243         1,031            --
  Dividends, Interest and Tax Reclaims......................            471            550         1,152            --
  Securities Lending Income.................................             25             --             1            --
  Fund Shares Sold..........................................             72            110            96            --
Unrealized Gain on Forward Currency Contracts...............             --             --            35            --
Deferred Offering Costs.....................................             --             --            --             3
Prepaid Expenses and Other Assets...........................              4              1            --            --
                                                               ------------   ------------  ------------  ------------
     Total Assets...........................................        115,879        126,184       163,370        37,707
                                                               ------------   ------------  ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................         16,108          3,602         9,633            --
  Investment Securities Purchased...........................            160          3,508         1,494            --
  Fund Shares Redeemed......................................              1              1             2            --
  Due to Advisor............................................             40             24            29             1
Unrealized Loss on Forward Currency Contracts...............             --             --           508            --
Accrued Expenses and Other Liabilities......................             15              8            11             2
                                                               ------------   ------------  ------------  ------------
     Total Liabilities......................................         16,324          7,143        11,677             3
                                                               ------------   ------------  ------------  ------------
NET ASSETS..................................................   $     99,555   $    119,041  $    151,693  $     37,704
                                                               ============   ============  ============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................      8,978,428     11,647,336    13,811,058     3,715,988
                                                               ============   ============  ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE............................................   $      11.09   $      10.22  $      10.98  $      10.15
                                                               ============   ============  ============  ============
Investments in Affiliated Investment Companies at Cost......   $         --   $         --  $         --  $     37,125
                                                               ------------   ------------  ------------  ------------
Investments at Cost.........................................   $     93,996   $    117,093  $    147,775  $         --
                                                               ============   ============  ============  ============
Foreign Currencies at Cost..................................   $        113   $         --  $         --  $         --
                                                               ============   ============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................   $     92,189   $    118,589  $    146,422  $     37,150
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................            416            118         1,094            (3)
Accumulated Net Realized Gain (Loss)........................          2,462             79         1,667            --
Net Unrealized Foreign Exchange Gain (Loss).................             (3)            --          (463)           --
Net Unrealized Appreciation (Depreciation)..................          4,491            255         2,973           557
                                                               ------------   ------------  ------------  ------------
NET ASSETS..................................................   $     99,555   $    119,041  $    151,693  $     37,704
                                                               ============   ============  ============  ============
(1) NUMBER OF SHARES AUTHORIZED.............................    100,000,000    100,000,000   100,000,000   100,000,000
                                                               ============   ============  ============  ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                               VA U.S.                     VA
                                                                              Targeted  VA U.S. Large International
                                                                                Value       Value         Value
                                                                              Portfolio   Portfolio     Portfolio
                                                                              --------- ------------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0 and $114, respectively).  $ 1,129     $ 1,687       $ 1,626
  Interest...................................................................        1           1            --
  Income from Securities Lending.............................................       34          12            83
                                                                               -------     -------       -------
     Total Investment Income.................................................    1,164       1,700         1,709
                                                                               -------     -------       -------
Expenses
  Investment Advisory Services Fees..........................................      195         202           212
  Accounting & Transfer Agent Fees...........................................       12          16            16
  Custodian Fees.............................................................        4           2            15
  Shareholders' Reports......................................................        1           1             1
  Directors'/Trustees' Fees & Expenses.......................................       --           1            --
  Professional Fees..........................................................        7          10             7
  Other......................................................................        3           5             2
                                                                               -------     -------       -------
     Total Expenses..........................................................      222         237           253
                                                                               -------     -------       -------
  Net Investment Income (Loss)...............................................      942       1,463         1,456
                                                                               -------     -------       -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold...............................................    3,603      12,584           484
    Foreign Currency Transactions............................................       --          --           (34)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...............................   15,190      13,520        10,817
    Translation of Foreign Currency Denominated Amounts......................       --          --             2
                                                                               -------     -------       -------
  Net Realized and Unrealized Gain (Loss)....................................   18,793      26,104        11,269
                                                                               -------     -------       -------
Net Increase (Decrease) in Net Assets Resulting from Operations..............  $19,735     $27,567       $12,725
                                                                               =======     =======       =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                                          DFA VA
                                                                         VA                               Global
                                                                    International VA Short-  VA Global   Moderate
                                                                        Small     Term Fixed   Bond     Allocation
                                                                      Portfolio   Portfolio  Portfolio Portfolio (a)
                                                                    ------------- ---------- --------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $96, $0, $0 and $0,
   respectively)...................................................    $ 1,194       $ --     $   --       $ --
  Interest.........................................................          1        372        993         --
  Income from Securities Lending...................................        120         --          9         --
                                                                       -------       ----     ------       ----
     Total Investment Income.......................................      1,315        372      1,002         --
                                                                       -------       ----     ------       ----
Expenses
  Investment Advisory Services Fees................................        231        144        171          5
  Accounting & Transfer Agent Fees.................................         16         14         18          1
  Custodian Fees...................................................         28          1          5         --
  Shareholders' Reports............................................          1          1          2         --
  Directors'/Trustees' Fees & Expenses.............................         --          1          1         --
  Professional Fees................................................          6          8          9          1
  Other............................................................          3          1          1         --
                                                                       -------       ----     ------       ----
     Total Expenses................................................        285        170        207          7
                                                                       -------       ----     ------       ----
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
 Recovered by Advisor (Note C).....................................         --         --         --         (4)
  Fees Paid Indirectly.............................................         --         --         (1)        --
                                                                       -------       ----     ------       ----
  Net Expenses.....................................................        285        170        206          3
                                                                       -------       ----     ------       ----
  Net Investment Income (Loss).....................................      1,030        202        796         (3)
                                                                       -------       ----     ------       ----
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.....................................      2,501         88      1,827         --
    Foreign Currency Transactions..................................        (32)        --       (156)        --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.....................      9,651        (47)      (812)       557
    Translation of Foreign Currency Denominated Amounts............         --         --        139         --
                                                                       -------       ----     ------       ----
  Net Realized and Unrealized Gain (Loss)..........................     12,120         41        998        557
                                                                       -------       ----     ------       ----
Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................    $13,150       $243     $1,794       $554
                                                                       =======       ====     ======       ====

----------
(a)The Portfolio commenced operations on April 8, 2013.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                     VA U.S. Targeted Value  VA U.S. Large Value
                                                                           Portfolio              Portfolio
                                                                     --------------------   --------------------
                                                                     Six Months     Year    Six Months    Year
                                                                        Ended      Ended       Ended     Ended
                                                                      April 30,   Oct. 31,   April 30,  Oct. 31,
                                                                        2013        2012       2013       2012
                                                                     -----------  --------  ----------- --------
                                                                     (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................................  $    942    $    975   $  1,463   $  2,623
  Net Realized Gain (Loss) on:
    Investment Securities Sold......................................     3,603       2,632     12,584      1,976
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...........................................    15,190      10,707     13,520     18,328
                                                                      --------    --------   --------   --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations....................................................    19,735      14,314     27,567     22,927
                                                                      --------    --------   --------   --------
Distributions From:
  Net Investment Income.............................................    (1,513)       (709)    (2,749)    (2,165)
                                                                      --------    --------   --------   --------
     Total Distributions............................................    (1,513)       (709)    (2,749)    (2,165)
                                                                      --------    --------   --------   --------
Capital Share Transactions (1):
  Shares Issued.....................................................     9,865      18,588     15,510     24,293
  Shares Issued in Lieu of Cash Distributions.......................     1,513         709      2,749      2,165
  Shares Redeemed...................................................   (15,857)    (18,902)   (29,911)   (20,067)
                                                                      --------    --------   --------   --------
     Net Increase (Decrease) from Capital Share Transactions........    (4,479)        395    (11,652)     6,391
                                                                      --------    --------   --------   --------
     Total Increase (Decrease) in Net Assets........................    13,743      14,000     13,166     27,153
Net Assets
  Beginning of Period...............................................   102,845      88,845    151,046    123,893
                                                                      --------    --------   --------   --------
  End of Period.....................................................  $116,588    $102,845   $164,212   $151,046
                                                                      ========    ========   ========   ========
(1) Shares Issued and Redeemed:
  Shares Issued.....................................................       711       1,591        843      1,576
  Shares Issued in Lieu of Cash Distributions.......................       118          66        162        154
  Shares Redeemed...................................................    (1,133)     (1,595)    (1,595)    (1,279)
                                                                      --------    --------   --------   --------
     Net Increase (Decrease) from Shares Issued and Redeemed........      (304)         62       (590)       451
                                                                      ========    ========   ========   ========
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................  $    151    $    722   $    816   $  2,102

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                         VA International Value VA International Small
                                                                               Portfolio              Portfolio
                                                                         --------------------   --------------------
                                                                         Six Months     Year    Six Months     Year
                                                                            Ended      Ended       Ended      Ended
                                                                          April 30,   Oct. 31,   April 30,   Oct. 31,
                                                                            2013        2012       2013        2012
                                                                         -----------  --------  -----------  --------
                                                                         (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)..........................................  $  1,456    $  3,382   $  1,030    $  2,016
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................................       484         260      2,501       1,618
    Foreign Currency Transactions.......................................       (34)         (5)       (32)         15
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........................    10,817         284      9,651       1,524
    Translation of Foreign Currency Denominated Amounts.................         2          (9)        --          (5)
                                                                          --------    --------   --------    --------
     Net Increase (Decrease) in Net Assets Resulting from Operations....    12,725       3,912     13,150       5,168
                                                                          --------    --------   --------    --------
Distributions From:
  Net Investment Income.................................................    (3,195)     (3,413)    (2,169)     (2,316)
  Net Long-Term Gains...................................................        --          --     (1,449)     (2,935)
                                                                          --------    --------   --------    --------
     Total Distributions................................................    (3,195)     (3,413)    (3,618)     (5,251)
                                                                          --------    --------   --------    --------
Capital Share Transactions (1):
  Shares Issued.........................................................    13,090      16,441     17,325      15,941
  Shares Issued in Lieu of Cash Distributions...........................     3,195       3,413      3,618       5,251
  Shares Redeemed.......................................................   (11,171)    (14,646)   (17,524)    (10,295)
                                                                          --------    --------   --------    --------
     Net Increase (Decrease) from Capital Share Transactions............     5,114       5,208      3,419      10,897
                                                                          --------    --------   --------    --------
     Total Increase (Decrease) in Net Assets............................    14,644       5,707     12,951      10,814
Net Assets
  Beginning of Period...................................................    99,157      93,450     86,604      75,790
                                                                          --------    --------   --------    --------
  End of Period.........................................................  $113,801    $ 99,157   $ 99,555    $ 86,604
                                                                          ========    ========   ========    ========
(1) Shares Issued and Redeemed:
  Shares Issued.........................................................     1,162       1,618      1,635       1,676
  Shares Issued in Lieu of Cash Distributions...........................       295         349        364         593
  Shares Redeemed.......................................................      (991)     (1,400)    (1,660)     (1,058)
                                                                          --------    --------   --------    --------
     Net Increase (Decrease) from Shares Issued and Redeemed............       466         567        339       1,211
                                                                          ========    ========   ========    ========
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).....................................................  $  1,194    $  2,933   $    416    $  1,555

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                                    DFA VA Global
                                                      VA Short-Term Fixed     VA Global Bond     Moderate Allocation
                                                           Portfolio             Portfolio            Portfolio
                                                     --------------------  --------------------  -------------------
                                                                                                       Period
                                                                                                      April 8,
                                                     Six Months    Year    Six Months    Year         2013 (a)
                                                        Ended     Ended       Ended     Ended            to
                                                      April 30,  Oct. 31,   April 30,  Oct. 31,       April 30,
                                                        2013       2012       2013       2012           2013
                                                     ----------- --------  ----------- --------  -------------------
                                                     (Unaudited)           (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................  $    202   $    475   $    796   $  2,176        $    (3)
  Net Realized Gain (Loss) on:
    Investment Securities Sold......................        88        258      1,827      2,304             --
    Foreign Currency Transactions...................        --         --       (156)        95             --
  Change in Unrealized Appreciation (Depreciation)
   of:
    Investment Securities and Foreign Currency......       (47)       116       (812)       884            557
    Translation of Foreign Currency Denominated
     Amounts........................................        --         --        139       (242)            --
                                                      --------   --------   --------   --------        -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................       243        849      1,794      5,217            554
                                                      --------   --------   --------   --------        -------
Distributions From:
  Net Investment Income.............................      (475)      (425)    (2,291)    (3,526)            --
  Net Short-Term Gains..............................      (121)       (44)      (242)      (578)            --
  Net Long-Term Gains...............................      (132)      (246)    (1,667)    (2,075)            --
                                                      --------   --------   --------   --------        -------
     Total Distributions............................      (728)      (715)    (4,200)    (6,179)            --
                                                      --------   --------   --------   --------        -------
Capital Share Transactions (1):
  Shares Issued.....................................    18,449     31,667     31,843     29,099         37,150
  Shares Issued in Lieu of Cash Distributions.......       728        715      4,200      6,179             --
  Shares Redeemed...................................   (11,691)   (35,977)   (23,134)   (24,338)            --
                                                      --------   --------   --------   --------        -------
     Net Increase (Decrease) from Capital Share
      Transactions..................................     7,486     (3,595)    12,909     10,940         37,150
                                                      --------   --------   --------   --------        -------
     Total Increase (Decrease) in Net Assets........     7,001     (3,461)    10,503      9,978         37,704
Net Assets
  Beginning of Period...............................   112,040    115,501    141,190    131,212             --
                                                      --------   --------   --------   --------        -------
  End of Period.....................................  $119,041   $112,040   $151,693   $141,190        $37,704
                                                      ========   ========   ========   ========        =======
(1) Shares Issued and Redeemed:
  Shares Issued.....................................     1,805      3,096      2,905      2,642          3,716
  Shares Issued in Lieu of Cash Distributions.......        71         70        385        578             --
  Shares Redeemed...................................    (1,144)    (3,517)    (2,109)    (2,222)            --
                                                      --------   --------   --------   --------        -------
     Net Increase (Decrease) from Shares Issued
      and Redeemed..................................       732       (351)     1,181        998          3,716
                                                      ========   ========   ========   ========        =======
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)............................................  $    118   $    391   $  1,094   $  2,589        $    (3)

----------
See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                        VA U.S. Targeted Value Portfolio
                                   ------------------------------------------------------------------------   -------------
                                                                                         Period
                                   Six Months      Year      Year     Year     Year     Dec. 1,       Year    Six Months
                                      Ended       Ended     Ended    Ended    Ended     2007 to      Ended       Ended
                                    April 30,    Oct. 31,  Oct. 31, Oct. 31, Oct. 31,   Oct. 31,    Nov. 30,   April 30,
                                      2013         2012      2011     2010     2009       2008        2007       2013
----------------------------------------------------------------------------------------------------------------------------
                                   (Unaudited)                                                                (Unaudited)
Net Asset Value, Beginning of
 Period...........................  $  12.58     $  10.95  $ 10.40  $  8.27  $  8.13  $ 13.25      $  17.23    $  16.90
                                    --------     --------  -------  -------  -------  -------      --------    --------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A).....................      0.12         0.12     0.09     0.07     0.08     0.12          0.15        0.16
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized)....................      2.30         1.60     0.53     2.15     0.24    (3.98)        (1.85)       2.92
                                    --------     --------  -------  -------  -------  -------      --------    --------
   Total from Investment
    Operations....................      2.42         1.72     0.62     2.22     0.32    (3.86)        (1.70)       3.08
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........     (0.19)       (0.09)   (0.07)   (0.09)   (0.14)   (0.14)        (0.14)      (0.31)
  Net Realized Gains..............        --           --       --       --    (0.04)   (1.12)        (2.14)         --
                                    --------     --------  -------  -------  -------  -------      --------    --------
   Total Distributions............     (0.19)       (0.09)   (0.07)   (0.09)   (0.18)   (1.26)        (2.28)      (0.31)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....  $  14.81     $  12.58  $ 10.95  $ 10.40  $  8.27  $  8.13      $  13.25    $  19.67
================================== ===========   ========  ======== ======== ======== ========     ========   ===========
Total Return......................     19.44%(C)    15.82%    5.94%   27.00%    4.32%  (32.03)%(C)   (11.45)%     18.51%(C)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................  $116,588     $102,845  $88,845  $93,851  $67,307  $69,829      $101,695    $164,212
Ratio of Expenses to Average Net
 Assets...........................      0.40%(B)     0.41%    0.40%    0.42%    0.45%    0.50%(B)      0.56%       0.29%(B)
Ratio of Net Investment Income to
 Average Net Assets...............      1.70%(B)     1.00%    0.82%    0.68%    1.11%    1.24%(B)      1.01%       1.82%(B)
Portfolio Turnover Rate...........         6%(C)       21%      14%      32%      19%      23%(C)        32%         14%(C)
----------------------------------------------------------------------------------------------------------------------------

                                             VA U.S. Large Value Portfolio
                                   -------------------------------------------------------------
                                                                             Period
                                     Year      Year      Year      Year     Dec. 1,       Year
                                    Ended     Ended     Ended     Ended     2007 to      Ended
                                   Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,    Nov. 30,
                                     2012      2011      2010      2009       2008        2007
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period........................... $  14.60  $  14.09  $  11.94  $ 11.10  $ 17.45      $  18.89
                                   --------  --------  --------  -------  -------      --------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A).....................     0.30      0.24      0.25     0.23     0.27          0.24
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized)....................     2.26      0.52      2.12     0.92    (6.40)        (0.30)
                                   --------  --------  --------  -------  -------      --------
   Total from Investment
    Operations....................     2.56      0.76      2.37     1.15    (6.13)        (0.06)
-------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........    (0.26)    (0.25)    (0.22)   (0.31)   (0.22)        (0.22)
  Net Realized Gains..............       --        --        --       --       --         (1.16)
                                   --------  --------  --------  -------  -------      --------
   Total Distributions............    (0.26)    (0.25)    (0.22)   (0.31)   (0.22)        (1.38)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $  16.90  $  14.60  $  14.09  $ 11.94  $ 11.10      $  17.45
================================== ========  ========  ========  ======== ========     ========
Total Return......................    17.87%     5.37%    20.08%   11.01%  (35.56)%(C)    (0.47)%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $151,046  $123,893  $122,672  $99,834  $89,009      $140,825
Ratio of Expenses to Average Net
 Assets...........................     0.30%     0.29%     0.30%    0.33%    0.31%(B)      0.28%
Ratio of Net Investment Income to
 Average Net Assets...............     1.92%     1.59%     1.87%    2.24%    1.86%(B)      1.28%
Portfolio Turnover Rate...........       12%       15%       33%      38%      21%(C)         9%
-------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                          VA International Value Portfolio
                                     -------------------------------------------------------------------------  -------------
                                                                                            Period
                                     Six Months      Year     Year      Year      Year     Dec. 1,      Year    Six Months
                                        Ended       Ended    Ended     Ended     Ended     2007 to     Ended       Ended
                                      April 30,    Oct. 31, Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,   Nov. 30,   April 30,
                                        2013         2012     2011      2010      2009       2008       2007       2013
------------------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)                                                                (Unaudited)
Net Asset Value, Beginning of
 Period.............................  $  10.82     $ 10.87  $ 12.07   $  11.22  $ 10.20  $ 21.98      $  20.37    $ 10.02
                                      --------     -------  -------   --------  -------  -------      --------    -------
Income from Investment Operations
---------------------------------
  Net Investment Income
   (Loss) (A).......................      0.15        0.37     0.37       0.25     0.27     0.57          0.67       0.12
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      1.20       (0.02)   (1.32)      0.89     2.47    (9.89)         2.68       1.37
                                      --------     -------  -------   --------  -------  -------      --------    -------
   Total from Investment
    Operations......................      1.35        0.35    (0.95)      1.14     2.74    (9.32)         3.35       1.49
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............     (0.35)      (0.40)   (0.25)     (0.29)   (0.54)   (0.66)        (0.56)     (0.25)
  Net Realized Gains................        --          --       --         --    (1.18)   (1.80)        (1.18)     (0.17)
                                      --------     -------  -------   --------  -------  -------      --------    -------
   Total Distributions..............     (0.35)      (0.40)   (0.25)     (0.29)   (1.72)   (2.46)        (1.74)     (0.42)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......  $  11.82     $ 10.82  $ 10.87   $  12.07  $ 11.22  $ 10.20      $  21.98    $ 11.09
===================================  ===========   ======== ========  ========  ======== ========     ========  ===========
Total Return........................     12.74%(C)    3.57%   (8.08)%    10.35%   33.92%  (47.39)%(C)    17.66%     15.32%(C)
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................  $113,801     $99,157  $93,450   $103,601  $75,350  $60,973      $114,279    $99,555
Ratio of Expenses to Average Net
 Assets.............................      0.48%(B)    0.50%    0.49%      0.50%    0.52%    0.49%(B)      0.47%      0.62%(B)
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)........................      0.48%(B)    0.50%    0.49%      0.50%    0.52%    0.49%(B)      0.47%      0.62%(B)
Ratio of Net Investment Income to
 Average Net Assets.................      2.76%(B)    3.56%    3.02%      2.28%    3.03%    3.73%(B)      3.18%      2.25%(B)
Portfolio Turnover Rate.............         9%(C)      17%      19%        21%      20%      18%(C)        19%        11%(C)
------------------------------------------------------------------------------------------------------------------------------

                                            VA International Small Portfolio
                                     ----------------------------------------------------------
                                                                             Period
                                       Year     Year      Year     Year     Dec. 1,      Year
                                      Ended    Ended     Ended    Ended     2007 to     Ended
                                     Oct. 31, Oct. 31,  Oct. 31, Oct. 31,   Oct. 31,   Nov. 30,
                                       2012     2011      2010     2009       2008       2007
-----------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period............................. $ 10.20  $ 10.62   $  9.20  $  7.33  $ 15.41      $ 14.76
                                     -------  -------   -------  -------  -------      -------
Income from Investment Operations
---------------------------------
  Net Investment Income
   (Loss) (A).......................    0.24     0.25      0.18     0.18     0.32         0.28
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........    0.28    (0.45)     1.42     2.46    (6.75)        1.63
                                     -------  -------   -------  -------  -------      -------
   Total from Investment
    Operations......................    0.52    (0.20)     1.60     2.64    (6.43)        1.91
-----------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............   (0.31)   (0.22)    (0.18)   (0.28)   (0.27)       (0.28)
  Net Realized Gains................   (0.39)      --        --    (0.49)   (1.38)       (0.98)
                                     -------  -------   -------  -------  -------      -------
   Total Distributions..............   (0.70)   (0.22)    (0.18)   (0.77)   (1.65)       (1.26)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $ 10.02  $ 10.20   $ 10.62  $  9.20  $  7.33      $ 15.41
===================================  ======== ========  ======== ======== ========     ========
Total Return........................    6.05%   (2.03)%   17.68%   41.04%  (46.30)%(C)   13.94%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $86,604  $75,790   $78,148  $58,954  $44,770      $79,720
Ratio of Expenses to Average Net
 Assets.............................    0.63%    0.62%     0.63%    0.66%    0.62%(B)     0.62%
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)........................    0.63%    0.62%     0.63%    0.66%    0.62%(B)     0.62%
Ratio of Net Investment Income to
 Average Net Assets.................    2.51%    2.26%     1.87%    2.41%    2.90%(B)     1.84%
Portfolio Turnover Rate.............      13%      13%        9%      14%      18%(C)       20%
-----------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                     VA Short-Term Fixed Portfolio
                                -----------------------------------------------------------------------  -----------------------
                                                                                      Period
                                Six Months      Year      Year      Year     Year    Dec. 1,      Year   Six Months      Year
                                   Ended       Ended     Ended     Ended    Ended    2007 to     Ended      Ended       Ended
                                 April 30,    Oct. 31,  Oct. 31,  Oct. 31, Oct. 31,  Oct. 31,   Nov. 30,  April 30,    Oct. 31,
                                   2013         2012      2011      2010     2009      2008       2007      2013         2012
---------------------------------------------------------------------------------------------------------------------------------
                                (Unaudited)                                                              (Unaudited)
Net Asset Value, Beginning of
 Period........................  $  10.26     $  10.25  $  10.31  $ 10.42  $ 10.34  $ 10.56     $ 10.44   $  11.18     $  11.28
                                 --------     --------  --------  -------  -------  -------     -------   --------     --------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A)..................      0.02         0.04      0.04     0.06     0.19     0.29        0.51       0.06         0.18
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................        --         0.04      0.01     0.05     0.20    (0.04)      (0.01)      0.07         0.25
                                 --------     --------  --------  -------  -------  -------     -------   --------     --------
   Total from Investment
    Operations.................      0.02         0.08      0.05     0.11     0.39     0.25        0.50       0.13         0.43
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income........     (0.04)       (0.04)    (0.06)   (0.16)   (0.31)   (0.47)      (0.38)     (0.18)       (0.30)
  Net Realized Gains...........     (0.02)       (0.03)    (0.05)   (0.06)      --       --          --      (0.15)       (0.23)
                                 --------     --------  --------  -------  -------  -------     -------   --------     --------
   Total Distributions.........     (0.06)       (0.07)    (0.11)   (0.22)   (0.31)   (0.47)      (0.38)     (0.33)       (0.53)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................  $  10.22     $  10.26  $  10.25  $ 10.31  $ 10.42  $ 10.34     $ 10.56   $  10.98     $  11.18
=============================== ===========   ========  ========  ======== ======== ========    ======== ===========   ========
Total Return...................      0.16%(C)     0.73%     0.42%    1.09%    3.84%    2.48%(C)    4.99%      1.18%(C)     3.97%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................  $119,041     $112,040  $115,501  $89,166  $82,248  $86,805     $83,736   $151,693     $141,190
Ratio of Expenses to Average
 Net Assets....................      0.30%(B)     0.30%     0.29%    0.30%    0.34%    0.31%(B)    0.31%      0.28%(B)     0.29%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly)..............      0.30%(B)     0.30%     0.29%    0.30%    0.34%    0.31%(B)    0.31%      0.29%(B)     0.29%
Ratio of Net Investment Income
 to Average Net Assets.........      0.35%(B)     0.42%     0.42%    0.60%    1.85%    3.03%(B)    4.93%      1.10%(B)     1.61%
Portfolio Turnover Rate........        29%(C)       85%       66%      79%      68%      20%(C)      22%        39%(C)       63%
---------------------------------------------------------------------------------------------------------------------------------

                                 VA Global Bond Portfolio
                                -------------------------------------------------
                                                               Period
                                  Year      Year      Year    Dec. 1,      Year
                                 Ended     Ended     Ended    2007 to     Ended
                                Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Nov. 30,
                                  2011      2010      2009      2008       2007
---------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period........................ $  11.82  $  11.44  $ 10.97  $ 10.95     $ 10.46
                                --------  --------  -------  -------     -------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A)..................     0.23      0.30     0.28     0.24        0.32
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized).................     0.06      0.54     0.57       --        0.21
                                --------  --------  -------  -------     -------
   Total from Investment
    Operations.................     0.29      0.84     0.85     0.24        0.53
---------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income........    (0.49)    (0.46)   (0.38)   (0.22)      (0.04)
  Net Realized Gains...........    (0.34)       --       --       --          --
                                --------  --------  -------  -------     -------
   Total Distributions.........    (0.83)    (0.46)   (0.38)   (0.22)      (0.04)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $  11.28  $  11.82  $ 11.44  $ 10.97     $ 10.95
=============================== ========  ========  ======== ========    ========
Total Return...................     2.77%     7.61%    7.93%    2.18%(C)    5.06%
---------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $131,212  $107,954  $89,641  $92,313     $96,146
Ratio of Expenses to Average
 Net Assets....................     0.29%     0.31%    0.34%    0.32%(B)    0.31%
Ratio of Expenses to Average
 Net Assets (Excluding Fees
 Paid Indirectly)..............     0.29%     0.31%    0.34%    0.32%(B)    0.31%
Ratio of Net Investment Income
 to Average Net Assets.........     2.10%     2.64%    2.51%    2.42%(B)    3.02%
Portfolio Turnover Rate........       71%       80%      65%      61%(C)      85%
---------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                         DFA VA Global Moderate Allocation Portfolio
                                         -------------------------------------------
                                                           Period
                                                      April 8, 2013(a)
                                                      to April 30, 2013
------------------------------------------------------------------------------------
                                                         (Unaudited)
Net Asset Value, Beginning of Period....                   $ 10.00
                                                           -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......                        --
 Net Gains (Losses) on Securities
   (Realized and Unrealized)............                      0.15
                                                           -------
   Total from Investment Operations.....                      0.15
------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................                        --
 Net Realized Gains.....................                        --
                                                           -------
   Total Distributions..................                        --
------------------------------------------------------------------------------------
Net Asset Value, End of Period..........                   $ 10.15
=======================================  ===========================================
Total Return............................                      1.50%(C)
------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)...                   $37,704
Ratio of Expenses to Average Net
 Assets (D).............................                      0.40%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumptions of
 Expenses and/or Recovery of Previously
 Waived Fees) (D).......................                      0.60%(B)
Ratio of Net Investment Income (Loss)
 to Average Net Assets..................                     (0.14)%(B)
------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, seven of which (the "Portfolios") are included in this report. The remaining sixty-eight are presented in separate reports. The Portfolios are only available through a select group of insurance products.

   DFA VA Global Moderate Allocation Portfolio ("VA Global Moderate Allocation Portfolio") invests in eleven portfolios within the Fund.

                                                                                         Percentage
                                                                                          Ownership
Fund of Funds                                                                            at 04/30/13
-------------                                -                                           -----------
DFA VA Global Moderate Allocation Portfolio  U.S. Core Equity 2 Portfolio                    --
                                             International Core Equity Portfolio             --
                                             DFA Selectively Hedged Global Fixed Income      --
                                               Portfolio
                                             VA Global Bond Portfolio                        3%
                                             U.S. Core Equity 1 Portfolio                    --
                                             Emerging Markets Core Equity Portfolio          --
                                             DFA Two-Year Global Fixed Income Portfolio      --
                                             VA Short-Term Fixed Portfolio                   2%
                                             VA U.S. Large Value Portfolio                   --
                                             VA International Value Portfolio                1%
                                             DFA Real Estate Securities Portfolio            --

   Amounts designated as -- are less than 1%.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by VA U.S. Targeted Value Portfolio and VA U.S. Large Value Portfolio (the "Domestic Equity Portfolios") and VA International Value Portfolio and VA International Small Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt Securities held by VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (the "Fixed Income Portfolios"), are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Master Fund shares held by the VA Global Moderate Allocation Portfolio are valued at their respective daily net asset values, as these Master Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The VA Global Bond Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the VA Global Bond Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2013, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              VA U.S. Targeted Value Portfolio............ 0.35%
              VA U.S. Large Value Portfolio............... 0.25%
              VA International Value Portfolio............ 0.40%
              VA International Small Portfolio............ 0.50%
              VA Short-Term Fixed Portfolio............... 0.25%
              VA Global Bond Portfolio.................... 0.24%*
              DFA VA Global Moderate Allocation Portfolio. 0.25%

----------
   * The Portfolio's investment advisory fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

   With respect to the VA Global Moderate Allocation Portfolio, pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master Funds but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the Portfolio, on an annualized basis, to 0.40% of the average daily net assets of the Institutional Class shares of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Institutional Class shares of the Portfolio are less than the Expense Limitation Amount for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver and Expense Assumption Agreement will remain in effect for an initial period until February 28, 2015, and may not be terminated by the Advisor prior to the that date.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                Fees Paid
                                                Indirectly
                                                ----------
                      VA Global Bond Portfolio.     $1

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                     VA U.S. Targeted Value Portfolio. $3
                     VA U.S. Large Value Portfolio....  4
                     VA International Value Portfolio.  3
                     VA International Small Portfolio.  2
                     VA Short-Term Fixed Portfolio....  3
                     VA Global Bond Portfolio.........  4

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                        U.S. Government  Other Investment
                                           Securities       Securities
                                        ---------------- -----------------
                                        Purchases Sales  Purchases  Sales
                                        --------- ------ --------- -------
      VA U.S. Targeted Value Portfolio.      --       --  $ 6,598  $11,606
      VA U.S. Large Value Portfolio....      --       --   22,812   35,842
      VA International Value Portfolio.      --       --   13,360    9,576
      VA International Small Portfolio.      --       --   10,199    9,975
      VA Short-Term Fixed Portfolio....  $2,097   $3,314   36,904   28,391
      VA Global Bond Portfolio.........   2,894    8,217   64,217   48,662

   For the period ended April 30, 2013, VA Global Moderate Allocation Portfolio made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                                        VA Global Moderate Allocation Portfolio
                                            ---------------------------------------------------------------
                                            Balance at Balance at                 Dividend Distributions of
Affiliated Investment Companies             04/08/2013 04/30/2013 Purchases Sales  Income   Realized Gains
-------------------------------             ---------- ---------- --------- ----- -------- ----------------
DFA Selectively Hedged Global Fixed Income
  Portfolio................................     --      $ 4,619    $ 4,614    --     --           --
International Core Equity Portfolio........     --        6,081      5,877   $25     --           --
U.S. Core Equity 2 Portfolio...............     --       10,905     10,756    --     --           --
U.S. Core Equity 1 Portfolio...............     --        3,883      3,824    --     --           --
Emerging Markets Core Equity Portfolio.....     --        2,105      2,052    --     --           --
DFA Two-Year Global Fixed Income
  Portfolio................................     --        1,833      1,831    --     --           --
VA Short-Term Fixed Portfolio..............     --        1,831      1,831    --     --           --
VA International Value Portfolio...........     --          683        656    --     --           --
VA Global Bond Portfolio...................     --        4,601      4,588    --     --           --
VA U.S. Large Value Portfolio..............     --          761        751    --     --           --
DFA Real Estate Securities Portfolio.......     --          380        369    --     --           --

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to realized gains on securities considered to be "passive foreign investment companies" and net foreign currency gains/losses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                              Increase      Increase
                                             (Decrease)    (Decrease)
                                           Undistributed  Accumulated
                                           Net Investment Net Realized
                                               Income        Gains
                                           -------------- ------------
         VA U.S. Targeted Value Portfolio.      $  4         $  (4)
         VA U.S. Large Value Portfolio....        --            --
         VA International Value Portfolio.        84           (84)
         VA International Small Portfolio.       186          (186)
         VA Short-Term Fixed Portfolio....        --            --
         VA Global Bond Portfolio.........       485          (485)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                       Net Investment
                                         Income and
                                         Short-Term     Long-Term
                                       Capital Gains  Capital Gains Total
                                       -------------- ------------- ------
     VA U.S. Targeted Value Portfolio
     2011.............................     $  634            --     $  634
     2012.............................        709            --        709
     VA U.S. Large Value Portfolio
     2011.............................      2,142            --      2,142
     2012.............................      2,165            --      2,165
     VA International Value Portfolio
     2011.............................      2,109            --      2,109
     2012.............................      3,413            --      3,413
     VA International Small Portfolio
     2011.............................      1,598            --      1,598
     2012.............................      2,316        $2,935      5,251
     VA Short-Term Fixed Portfolio
     2011.............................        751           149        900
     2012.............................        469           246        715
     VA Global Bond Portfolio
     2011.............................      4,991         2,681      7,672
     2012.............................      4,104         2,075      6,179

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                  Undistributed                                Total Net
                                  Net Investment                             Distributable
                                    Income and   Undistributed                 Earnings
                                    Short-Term     Long-Term   Capital Loss  (Accumulated
                                  Capital Gains  Capital Gains Carryforwards    Losses)
                                  -------------- ------------- ------------- -------------
VA U.S. Targeted Value Portfolio.     $  751            --       $(12,293)     $(11,542)
VA U.S. Large Value Portfolio....      2,105            --         (2,723)         (618)
VA International Value Portfolio.      2,943            --         (3,249)         (306)
VA International Small Portfolio.      1,951        $1,443             --         3,394
VA Short-Term Fixed Portfolio....        516           123             --           639
VA Global Bond Portfolio.........      2,227         1,666             --         3,893

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                              Expires on October 31,
                                              ----------------------
                                                2017        2018      Total
                                              ------      ------     -------
            VA U.S. Targeted Value Portfolio. $9,798      $2,495     $12,293
            VA U.S. Large Value Portfolio....  2,723          --       2,723
            VA International Value Portfolio.  3,249          --       3,249

   During the year ended October 31, 2012, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands).

                    VA U.S. Targeted Value Portfolio. $2,630
                    VA U.S. Large Value Portfolio....  1,976
                    VA International Value Portfolio.    171

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                     Net
                                                                                  Unrealized
                                             Federal   Unrealized   Unrealized   Appreciation
                                             Tax Cost Appreciation Depreciation (Depreciation)
                                             -------- ------------ ------------ --------------
VA U.S. Targeted Value Portfolio............ $112,322   $33,125      $(13,255)     $19,870
VA U.S. Large Value Portfolio...............  174,059    44,909        (9,072)      35,837
VA International Value Portfolio............  129,827    16,427       (19,159)      (2,732)
VA International Small Portfolio............  110,498    23,426       (19,330)       4,096
VA Short-Term Fixed Portfolio...............  122,025       262            (7)         255
VA Global Bond Portfolio....................  157,408     3,041           (68)       2,973
DFA VA Global Moderate Allocation Portfolio.   37,147       557            --          557

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. Forward Currency Contracts: The International Equity Portfolios may enter into forward currency contracts in connection with the purchase or sale of foreign equity securities, typically to "lock in" the value of the transaction with respect to a different currency. In addition, the International Equity Portfolios may, from time to time, enter into forward currency contracts to transfer balances from one currency to another currency. The VA Global Bond Portfolio may enter into forward currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At April 30, 2013, the VA Global Bond Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

VA Global Bond Portfolio*

                                                                  Unrealized
                                                                    Foreign
   Settlement Currency                   Contract     Value at     Exchange
      Date    Amount**     Currency       Amount   April 30, 2013 Gain (Loss)
   ---------- -------- ----------------- --------  -------------- -----------
    05/03/13   23,682  Denmark Krone     $  4,152     $  4,183       $  31
    05/03/13  (23,682) Denmark Krone       (4,134)      (4,183)        (49)
    06/28/13  (23,884) Denmark Krone       (4,191)      (4,222)        (31)
    05/28/13     (542) Euro                  (708)        (714)         (6)
    05/28/13     (858) Euro                (1,117)      (1,131)        (14)
    05/28/13   (2,691) Euro                (3,549)      (3,545)          4
    05/28/13  (24,090) Euro               (31,549)     (31,730)       (181)
    05/23/13   (7,864) UK Pound Sterling  (11,986)     (12,213)       (227)
                                         --------     --------       -----
                                         $(53,082)    $(53,555)      $(473)
                                         ========     ========       =====

* During the six months ended April 30, 2013, the VA Global Bond Portfolio's average contract amount of forward currency contracts was $52,990 (in thousands).
**Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar and are generally limited to unrealized appreciation, if any, on the contracts.

   The following is a summary of the VA Global Bond Portfolio's location and value of derivative instrument holdings on the VA Global Bond Portfolio's Statements of Assets and Liabilities categorized by primary risk exposure as of April 30, 2013 (amounts in thousands):

                                                     Asset Derivatives Value
                                                     ------------------------
                               Location on the
                           Statements of Assets and          Foreign
                                 Liabilities            Exchange Contracts
                           ------------------------  ------------------------
 VA Global Bond Portfolio  Unrealized Gain on
                             Forward Currency
                             Contracts                         $35

                                                      Liability Derivatives
                                                              Value
                                                     ------------------------
                               Location on the
                           Statements of Assets and          Foreign
                                 Liabilities            Exchange Contracts
                           ------------------------  ------------------------
 VA Global Bond Portfolio  Unrealized Loss on
                             Forward Currency
                             Contracts                        $(508)

   The following is a summary of the location of realized and change in unrealized gains and losses on the VA Global Bond Portfolio's Statements of Operations for the Portfolio's derivative instrument holdings through the six months ended April 30, 2013:

Derivative Type             Location of Gain (Loss) on Derivatives Recognized in Income
---------------             -----------------------------------------------------------
Foreign exchange contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions
                            Change in Unrealized Appreciation (Depreciation) of:
                              Translation of Foreign Currency Denominated Amounts

   The following is a summary of the realized and change in unrealized gains and losses from the VA Global Bond Portfolio's derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2013 (amounts in thousands):

                                         Realized Gain (Loss) on
                                     Derivatives Recognized in Income
                                     --------------------------------
                                                 Foreign
                                                 Exchange
                                                Contracts
                                     --------------------------------
           VA Global Bond Portfolio.               $ (1)

                                           Change in Unrealized
                                      Appreciation (Depreciation) on
                                     Derivatives Recognized in Income
                                     --------------------------------
                                                 Foreign
                                                 Exchange
                                                Contracts
                                     --------------------------------
           VA Global Bond Portfolio.               $139

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands except percentages and days):

                                    Weighted      Weighted    Number of   Interest Maximum Amount
                                     Average      Average        Days     Expense  Borrowed During
                                  Interest Rate Loan Balance Outstanding* Incurred   The Period
                                  ------------- ------------ ------------ -------- ---------------
VA U.S. Targeted Value Portfolio.     0.92%        $  764         14         --        $ 1,876
VA U.S. Large Value Portfolio....     0.86%         1,260         50        $ 2         10,371
VA International Value Portfolio.     0.88%           297         31         --          1,111
VA International Small Portfolio.     0.90%           453         60          1          1,777
DFA VA Global Moderate
  Allocation Portfolio...........     0.91%             3          3         --              3

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013 that each Portfolio's available line of credit was utilized.

   At April 30, 2013, VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio and VA International Value Portfolio had loans outstanding in the amount of $384, $138 and $153 (in thousands), respectively.

I. Securities Lending:

   As of April 30, 2013, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                   Market Value
                                                   ------------
                 VA U.S. Targeted Value Portfolio.    $  132
                 VA U.S. Large Value Portfolio....       267
                 VA International Value Portfolio.     1,010
                 VA International Small Portfolio.       432

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

L. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of the stated funds outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                               Approximate
                                                                Percentage
                                                  Number of   of Outstanding
                                                 Shareholders     Shares
                                                 ------------ --------------
    VA U.S. Targeted Value Portfolio............      4             84%
    VA U.S. Large Value Portfolio...............      4             86%
    VA International Value Portfolio............      4             83%
    VA International Small Portfolio............      3             72%
    VA Short-Term Fixed Portfolio...............      3             80%
    VA Global Bond Portfolio....................      3             83%
    DFA VA Global Moderate Allocation Portfolio.      2            100%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company ("Tribune"). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the "LBO") and sold their shares for $34 per share in cash, such as VA U.S. Large Value Portfolio. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the "Lawsuits"). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. The Lawsuits seek to recover, for the benefit of Tribune's bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune's payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code's and various states' fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers.

   Litigation counsel to VA U.S. Large Value Portfolio in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to VA U.S. Large Value Portfolio arising from the Lawsuits. Until VA U.S. Large Value Portfolio can do so, no reduction of the net asset value of VA U.S. Large Value Portfolio will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of VA U.S. Large Value Portfolio's net asset value at this time.

   The VA U.S. Large Value Portfolio also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of VA U.S. Large Value Portfolio will pay or receive, as the case may be, a price based on net asset value of VA U.S. Large Value Portfolio, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by VA U.S. Large Value Portfolio as incurred and in a manner similar to any other expense incurred by VA U.S. Large Value Portfolio.

M. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreement. For VA International Small Portfolio and VA International Value Portfolio, Dimensional Fund Advisors Ltd. and DFA Australia Limited each serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing the Funds and other "non-1940 Act registered" investment vehicles. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-004S

[LOGO]


SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

Dimensional Investment Group Inc.
LWAS/DFA U.S. High Book to Market Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio

DFA Investment Dimensions Group Inc.
LWAS/DFA International High Book to Market Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents


                                                                                             Page
                                                                                             ----
Letter to Shareholders
Definitions of Abbreviations and Footnotes..................................................   1
Dimensional Investment Group Inc.
   Disclosure of Fund Expenses..............................................................   2
   Disclosure of Portfolio Holdings.........................................................   4
   Schedules of Investments
       LWAS/DFA U.S. High Book to Market Portfolio..........................................   5
       LWAS/DFA Two-Year Fixed Income Portfolio.............................................   6
       LWAS/DFA Two-Year Government Portfolio...............................................   8
   Statements of Assets and Liabilities.....................................................   9
   Statements of Operations.................................................................  11
   Statements of Changes in Net Assets......................................................  12
   Financial Highlights.....................................................................  13
   Notes to Financial Statements............................................................  15
DFA Investment Dimensions Group Inc. - LWAS/DFA International High Book to Market Portfolio
   Disclosure of Fund Expenses..............................................................  22
   Disclosure of Portfolio Holdings.........................................................  23
   Schedule of Investments..................................................................  24
   Statement of Assets and Liabilities......................................................  25
   Statement of Operations..................................................................  26
   Statements of Changes in Net Assets......................................................  27
   Financial Highlights.....................................................................  28
   Notes to Financial Statements............................................................  29
The DFA Investment Trust Company
   Disclosure of Fund Expenses..............................................................  34
   Disclosure of Portfolio Holdings.........................................................  35
   Summary Schedules of Portfolio Holdings
       The U.S. Large Cap Value Series......................................................  36
       The DFA International Value Series...................................................  39
   Statements of Assets and Liabilities.....................................................  43
   Statements of Operations.................................................................  44
   Statements of Changes in Net Assets......................................................  45
   Financial Highlights.....................................................................  46
   Notes to Financial Statements............................................................  47
Voting Proxies on Fund Portfolio Securities.................................................  55
Board Approval of Investment Advisory Agreements............................................  56

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
FNMA    Federal National Mortgage Association
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than
        1.0% of the net assets of the Fund. Some of the individual securities within this category may include
        Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(r)     The adjustable rate shown is effective as of April 30, 2013.
##      Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
        Fund's Advisor has deemed this security to be liquid based upon procedures approved by the
        Board of Trustees.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Annualized
(C)     Non-Annualized
(D)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
RIC     Registered Investment Company
SEC     Securities and Exchange Commission

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                       Six Months Ended April 30, 2013
EXPENSE TABLES
                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------
LWAS/DFA U.S. High Book to Market Portfolio**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,183.50    0.34%    $1.84
Hypothetical 5% Annual Return................. $1,000.00 $1,023.11    0.34%    $1.71

LWAS/DFA Two-Year Fixed Income Portfolio
----------------------------------------
Actual Fund Return............................ $1,000.00 $1,002.30    0.30%    $1.49
Hypothetical 5% Annual Return................. $1,000.00 $1,023.31    0.30%    $1.51

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                        Beginning  Ending              Expenses
                                         Account  Account   Annualized   Paid
                                          Value    Value     Expense    During
                                        11/01/12  04/30/13    Ratio*   Period*
                                        --------- --------- ---------- --------
LWAS/DFA Two-Year Government Portfolio
--------------------------------------
Actual Fund Return..................... $1,000.00 $1,001.50    0.28%    $1.39
Hypothetical 5% Annual Return.......... $1,000.00 $1,023.41    0.28%    $1.40

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

FEEDER FUND

                                                Affiliated Investment Company
                                                -----------------------------
   LWAS/DFA U.S. High Book to Market Portfolio.             100.0%

FIXED INCOME PORTFOLIOS


                   LWAS/DFA Two-Year Fixed Income Portfolio
                                                                  5.2%
              Corporate........................................  10.2%
              Foreign Corporate................................  24.6%
              Foreign Government...............................  17.5%
              Government.......................................  36.1%
              Supranational....................................   6.4%
                                                                -----
                                                                100.0%

                    LWAS/DFA Two-Year Government Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                Value+
                                                              -----------
      AFFILIATED INVESTMENT COMPANY -- (100.0%)
      Investment in The U.S. Large Cap Value Series of
        The DFA Investment Trust Company..................... $65,489,383
                                                              -----------
         TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
           (Cost $37,374,874)................................ $65,489,383
                                                              ===========

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                   LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                    Face
                                                   Amount    Value+
                                                   ------    ------
                                                   (000)
AGENCY OBLIGATIONS -- (34.3%)
Federal Home Loan Bank
     2.375%, 03/14/14............................. $15,300 $15,595,657
     2.500%, 06/13/14.............................   2,300   2,359,644
     0.250%, 02/20/15.............................   4,600   4,598,896
Federal Home Loan Mortgage Corporation
     1.375%, 02/25/14.............................     600     606,002
     0.375%, 02/27/14.............................   3,000   3,005,556
Federal National Mortgage Association
     2.750%, 03/13/14.............................   1,000   1,022,509
     4.125%, 04/15/14.............................   1,700   1,764,416
     1.125%, 06/27/14.............................   1,200   1,213,378
                                                           -----------
TOTAL AGENCY OBLIGATIONS..........................          30,166,058
                                                           -----------

BONDS -- (60.8%)
Agence Francaise de Developpement
     1.250%, 06/09/14.............................   2,000   2,018,354
Australia & New Zealand Banking Group, Ltd.
     3.700%, 01/13/15.............................   1,000   1,052,900
Bank Nederlandse Gemeenten
     5.000%, 05/16/14.............................     500     523,731
     3.125%, 01/12/15.............................     500     522,500
     1.375%, 03/23/15.............................   1,000   1,017,480
Bank of Nova Scotia Floating Rate Note
(r)  0.649%, 08/01/14.............................   2,000   2,005,210
Berkshire Hathaway, Inc. Floating Rate Note
(r)  0.990%, 08/15/14.............................   1,500   1,512,489
Caisse d'Amortissement de la Dette Sociale
     3.500%, 07/01/14.............................   1,000   1,036,496
     1.250%, 07/11/14.............................   1,200   1,212,828
Commonwealth Bank of Australia
     3.750%, 10/15/14.............................   1,500   1,570,542
     3.500%, 03/19/15.............................     300     316,329
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
     1.875%, 12/15/14.............................   2,000   2,039,088
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA Floating Rate Note
(r)  0.658%, 01/17/14.............................     500     501,302
Council Of Europe Development Bank
     4.500%, 06/30/14.............................   1,000   1,048,362
     2.750%, 02/10/15.............................     900     938,484
EUROFIMA
     4.500%, 03/06/15.............................   1,000   1,075,000
European Investment Bank
     4.750%, 10/15/14.............................     900     957,690
     2.875%, 01/15/15.............................   1,300   1,356,030

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
General Electric Capital Corp.
     4.875%, 03/04/15............................. $2,000 $2,154,308
JPMorgan Chase & Co.
     2.050%, 01/24/14.............................  1,000  1,012,450
JPMorgan Chase & Co. Floating Rate Note
(r)  1.030%, 05/02/14.............................    700    704,876
KFW
     1.500%, 04/04/14.............................  1,800  1,820,052
Kommunalbanken A.S.
     1.000%, 06/16/14.............................  1,560  1,571,700
     1.000%, 02/09/15.............................    500    505,566
Kommunekredit
     0.750%, 09/02/14.............................  1,000  1,005,565
Manitoba, Province of Canada
     1.375%, 04/28/14.............................  1,000  1,011,357
National Australia Bank, Ltd. Floating Rate Note
(r)  1.442%, 02/14/14.............................  2,000  2,018,218
Nederlandse Waterschapsbank NV
     1.375%, 05/16/14.............................  1,800  1,819,814
     1.250%, 10/20/14.............................    800    810,448
Nordea Bank AB
     3.700%, 11/13/14.............................  2,000  2,091,610
Oesterreichische Kontrollbank AG
     1.375%, 01/21/14.............................    500    503,615
Ontario, Province of Canada
     4.500%, 02/03/15.............................    800    857,512
     2.950%, 02/05/15.............................  1,300  1,358,384
Royal Bank of Canada
     1.150%, 03/13/15.............................    250    253,095
     0.560%, 05/01/15.............................  2,000  1,999,720
Sanofi
     1.625%, 03/28/14.............................  2,000  2,024,600
Societe Financement de l'Economie Francaise
     2.875%, 09/22/14.............................    500    517,430
State of North Rhine-Westphalia
     1.625%, 09/17/14.............................    500    507,742
Svensk Exportkredit AB
     3.250%, 09/16/14.............................    700    728,188
Svenska Handelsbanken AB Floating Rate Note
(r)  0.787%, 08/30/13.............................  2,000  2,003,790
(r)  0.461%, 10/06/14.............................    300    299,913
Total Capital Canada, Ltd.
     1.625%, 01/28/14.............................  2,000  2,020,268
Toyota Motor Credit Corp.
     1.375%, 08/12/13.............................    955    957,674
     1.250%, 11/17/14.............................    645    653,193
     1.000%, 02/17/15.............................    300    303,146
Toyota Motor Credit Corp. Floating Rate Note
(r)  0.454%, 12/05/14.............................    400    400,520

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
US Bancorp
    2.000%, 06/14/13............................. $  800 $   801,579
                                                         -----------
TOTAL BONDS......................................         53,421,148
                                                         -----------

COMMERCIAL PAPER -- (4.8%)
Banque et Caisse d'Epargne de l'Etat
    0.240%, 06/26/13.............................  1,000     999,627
    0.255%, 07/18/13.............................  1,000     999,533
    0.270%, 07/19/13.............................    500     499,763
Standard Chartered Bank
##  0.229%, 05/01/13.............................    600     600,000
##  0.220%, 06/04/13.............................    700     699,861
Toronto Dominion Bank (The)
##  0.190%, 06/20/13.............................    400     399,894
                                                         -----------
TOTAL COMMERCIAL PAPER...........................          4,198,678
                                                         -----------

                                                  Shares
                                                  ------      -
TEMPORARY CASH INVESTMENTS -- (0.1%)
    State Street Institutional Liquid Reserves... 46,166      46,166
                                                         -----------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $87,646,153).............................         $87,832,050
                                                         ===========

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                  ---------------------------------------
                                  Level 1    Level 2   Level 3    Total
                                  -------  ----------- ------- -----------
      Agency Obligations.........      --  $30,166,058   --    $30,166,058
      Bonds......................      --   53,421,148   --     53,421,148
      Commercial Paper...........      --    4,198,678   --      4,198,678
      Temporary Cash Investments. $46,166           --   --         46,166
                                  -------  -----------   --    -----------
      TOTAL...................... $46,166  $87,785,884   --    $87,832,050
                                  =======  ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                    LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                              Face
                                                             Amount     Value+
                                                             ------- ------------
                                                             (000)
AGENCY OBLIGATIONS -- (99.7%)
Federal Home Loan Bank
 2.500%, 06/13/14........................................... $ 6,605 $  6,776,281
 5.250%, 06/18/14...........................................   5,050    5,341,643
 1.375%, 09/12/14...........................................  19,800   20,115,533
 0.875%, 12/12/14...........................................  28,500   28,797,540
 0.250%, 01/16/15...........................................  10,000   10,005,120
 4.500%, 02/18/15...........................................  29,500   31,739,728
 2.750%, 03/13/15...........................................  35,000   36,614,095
                                                                     ------------
TOTAL AGENCY OBLIGATIONS....................................          139,389,940
                                                                     ------------

                                                             Shares
                                                             -------
TEMPORARY CASH INVESTMENTS -- (0.3%)
State Street Institutional U.S. Government Money Market Fund 488,992      488,992
                                                                     ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $139,735,102)...........         $139,878,932
                                                                     ============

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                     ------------------------------------------
                                     Level 1    Level 2    Level 3    Total
                                     -------- ------------ ------- ------------
 Agency Obligations.................       -- $139,389,940   --    $139,389,940
 Temporary Cash Investments......... $488,992           --   --         488,992
                                     -------- ------------   --    ------------
 TOTAL.............................. $488,992 $139,389,940   --    $139,878,932
                                     ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company
 (Affiliated Investment Company) at Value.............................................. $     65,489
Prepaid Expenses and Other Assets......................................................           12
                                                                                        ------------
     Total Assets......................................................................       65,501
                                                                                        ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed.................................................................           52
  Due to Advisor.......................................................................            1
Accrued Expenses and Other Liabilities.................................................           15
                                                                                        ------------
     Total Liabilities.................................................................           68
                                                                                        ------------
NET ASSETS............................................................................. $     65,433
                                                                                        ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    4,036,504
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $      16.21
                                                                                        ============
Investment in Affiliated Investment Company at Cost.................................... $     37,375
                                                                                        ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     38,504
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).          107
Accumulated Net Realized Gain (Loss)...................................................       (1,292)
Net Unrealized Appreciation (Depreciation).............................................       28,114
                                                                                        ------------
NET ASSETS............................................................................. $     65,433
                                                                                        ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  300,000,000
                                                                                        ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                          LWAS/DFA     LWAS/DFA
                                                                                          Two-Year     Two-Year
                                                                                        Fixed Income  Government
                                                                                         Portfolio    Portfolio
                                                                                        ------------ ------------
ASSETS:
Investments at Value................................................................... $     87,786 $    139,390
Temporary Cash Investments at Value & Cost.............................................           46          489
Receivables:
  Investment Securities Sold...........................................................        2,029           --
  Interest.............................................................................          439          699
  Fund Shares Sold.....................................................................           59            5
Prepaid Expenses and Other Assets......................................................           12           13
                                                                                        ------------ ------------
     Total Assets......................................................................       90,371      140,596
                                                                                        ------------ ------------
LIABILITIES:
Payables:
  Investment Securities Purchased......................................................        2,000           --
  Fund Shares Redeemed.................................................................           17           16
  Due to Advisor.......................................................................           10           16
Accrued Expenses and Other Liabilities.................................................           14           25
                                                                                        ------------ ------------
     Total Liabilities.................................................................        2,041           57
                                                                                        ------------ ------------
NET ASSETS............................................................................. $     88,330 $    140,539
                                                                                        ============ ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    8,810,550   14,193,328
                                                                                        ============ ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $      10.03 $       9.90
                                                                                        ============ ============
Investments at Cost.................................................................... $     87,600 $    139,246
                                                                                        ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     88,034 $    140,150
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).           37           (9)
Accumulated Net Realized Gain (Loss)...................................................           73          254
Net Unrealized Appreciation (Depreciation).............................................          186          144
                                                                                        ------------ ------------
NET ASSETS............................................................................. $     88,330 $    140,539
                                                                                        ============ ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  300,000,000  300,000,000
                                                                                        ============ ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                           LWAS/DFA  LWAS/DFA
                                                                          U.S. High  Two-Year   LWAS/DFA
                                                                           Book to     Fixed    Two-Year
                                                                            Market    Income   Government
                                                                          Portfolio* Portfolio Portfolio
                                                                          ---------- --------- ----------
Investment Income
  Net Investment Income Received from Affiliated Investment Company:
  Dividends..............................................................  $   671       --         --
  Income from Securities Lending.........................................        6       --         --
  Expenses Allocated from Affiliated Investment Company..................      (36)      --         --
                                                                           -------     ----      -----
     Total Net Investment Income Received from Affiliated Investment
      Company............................................................      641       --         --
                                                                           -------     ----      -----
Fund Investment Income
  Interest...............................................................       --     $268      $ 255
                                                                           -------     ----      -----
     Total Investment Income.............................................       --      268        255
                                                                           -------     ----      -----
Fund Expenses
  Investment Advisory Services Fees......................................       --       66        107
  Administrative Services Fees...........................................        3       --         --
  Accounting & Transfer Agent Fees.......................................        6       13         15
  Shareholder Servicing Fees.............................................       47       35         57
  Custodian Fees.........................................................       --        1          1
  Filing Fees............................................................        9        9          9
  Shareholders' Reports..................................................        3        4          6
  Directors'/Trustees' Fees & Expenses...................................       --       --          1
  Professional Fees......................................................        2        2          4
  Other..................................................................        1        2          2
                                                                           -------     ----      -----
     Total Expenses......................................................       71      132        202
                                                                           -------     ----      -----
  Net Investment Income (Loss)...........................................      570      136         53
                                                                           -------     ----      -----
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold...........................................    2,884       82        269
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities................................................    7,167      (38)      (115)
                                                                           -------     ----      -----
  Net Realized and Unrealized Gain (Loss)................................   10,051       44        154
                                                                           -------     ----      -----
Net Increase (Decrease) in Net Assets Resulting from Operations..........  $10,621     $180      $ 207
                                                                           =======     ====      =====

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                 LWAS/DFA U.S. High Book   LWAS/DFA Two-Year      LWAS/DFA Two-Year
                                                to Market Portfolio      Fixed Income Portfolio Government Portfolio
                                               ------------------------  --------------------   --------------------
                                               Six Months      Year      Six Months     Year    Six Months    Year
                                                  Ended       Ended         Ended      Ended       Ended     Ended
                                                April 30,    Oct. 31,     April 30,   Oct. 31,   April 30,  Oct. 31,
                                                  2013         2012         2013        2012       2013       2012
                                               -----------   --------    -----------  --------  ----------- --------
                                               (Unaudited)               (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................   $   570     $  1,193      $   136    $    361   $     53   $    295
  Net Realized Gain (Loss) on:
    Investment Securities Sold................     2,884        3,324           82         400        269        974
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities.....................     7,167        5,684          (38)       (100)      (115)      (426)
                                                 -------      --------     -------    --------   --------   --------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..............................    10,621       10,201          180         661        207        843
                                                 -------      --------     -------    --------   --------   --------
Distributions From:
  Net Investment Income.......................      (645)      (1,185)        (150)       (393)      (101)      (413)
  Net Short-Term Gains........................        --           --         (360)       (461)      (955)      (774)
  Net Long-Term Gains.........................        --           --          (44)        (90)       (29)        --
                                                 -------      --------     -------    --------   --------   --------
     Total Distributions......................      (645)      (1,185)        (554)       (944)    (1,085)    (1,187)
                                                 -------      --------     -------    --------   --------   --------
Capital Share Transactions (1):
  Shares Issued...............................     2,516        2,926        6,326      10,153     11,199     17,044
  Shares Issued in Lieu of Cash
   Distributions..............................       559        1,031          449         753        790        845
  Shares Redeemed.............................    (8,534)     (14,816)      (7,397)    (14,194)   (15,845)   (50,714)
                                                 -------      --------     -------    --------   --------   --------
     Net Increase (Decrease) from Capital
      Share Transactions......................    (5,459)     (10,859)        (622)     (3,288)    (3,856)   (32,825)
                                                 -------      --------     -------    --------   --------   --------
     Total Increase (Decrease) in Net
      Assets..................................     4,517       (1,843)        (996)     (3,571)    (4,734)   (33,169)
Net Assets
  Beginning of Period.........................    60,916       62,759       89,326      92,897    145,273    178,442
                                                 -------      --------     -------    --------   --------   --------
  End of Period...............................   $65,433     $ 60,916      $88,330    $ 89,326   $140,539   $145,273
                                                 =======      ========     =======    ========   ========   ========
(1) Shares Issued and Redeemed:
  Shares Issued...............................       168          232          631       1,010      1,131      1,712
  Shares Issued in Lieu of Cash
   Distributions..............................        39           83           45          75         80         85
  Shares Redeemed.............................      (571)      (1,163)        (738)     (1,412)    (1,600)    (5,094)
                                                 -------      --------     -------    --------   --------   --------
     Net Increase (Decrease) from Shares
      Issued and Redeemed.....................      (364)        (848)         (62)       (327)      (389)    (3,297)
                                                 =======      ========     =======    ========   ========   ========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)...........................   $   107     $    182      $    37    $     51   $     (9)  $     39

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                                                   Period
                                                              Six Months      Year     Year     Year     Year     Dec. 1,
                                                                 Ended       Ended    Ended    Ended    Ended     2007 to
                                                               April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31,   Oct. 31,
                                                                 2013         2012     2011     2010     2009       2008
-----------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................   $ 13.84     $ 11.96  $ 11.52  $  9.80  $  9.04  $ 15.35
                                                                -------     -------  -------  -------  -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.14        0.25     0.20     0.19     0.18     0.21
  Net Gains (Losses) on Securities (Realized and Unrealized).      2.38        1.87     0.44     1.72     0.79    (5.48)
                                                                -------     -------  -------  -------  -------  -------
   Total from Investment Operations..........................      2.52        2.12     0.64     1.91     0.97    (5.27)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.15)      (0.24)   (0.20)   (0.19)   (0.21)   (0.21)
  Net Realized Gains.........................................        --          --       --       --       --    (0.83)
                                                                -------     -------  -------  -------  -------  -------
   Total Distributions.......................................     (0.15)      (0.24)   (0.20)   (0.19)   (0.21)   (1.04)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................   $ 16.21     $ 13.84  $ 11.96  $ 11.52  $  9.80  $  9.04
============================================================= ===========   ======== ======== ======== ======== ========
Total Return.................................................     18.35%(C)   18.01%    5.48%   19.71%   11.61%  (36.69)%(C)
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................   $65,433     $60,916  $62,759  $67,314  $65,927  $68,462
Ratio of Expenses to Average Net Assets (D)..................      0.34%(B)    0.34%    0.34%    0.35%    0.38%    0.33%(B)
Ratio of Net Investment Income to Average Net Assets.........      1.83%(B)    1.93%    1.56%    1.78%    2.20%    1.72%(B)
-----------------------------------------------------------------------------------------------------------------------------

                                                                 Year
                                                                Ended
                                                               Nov. 30,
                                                                 2007
------------------------------------------------------------------------

Net Asset Value, Beginning of Period.........................    16.10
                                                              --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................     0.20
  Net Gains (Losses) on Securities (Realized and Unrealized).    (0.26)
                                                              --------
   Total from Investment Operations..........................    (0.06)
------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................    (0.20)
  Net Realized Gains.........................................    (0.49)
                                                              --------
   Total Distributions.......................................    (0.69)
------------------------------------------------------------------------
Net Asset Value, End of Period............................... $  15.35
============================================================= ========
Total Return.................................................    (0.51)%
------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $119,833
Ratio of Expenses to Average Net Assets (D)..................     0.32%
Ratio of Net Investment Income to Average Net Assets.........     1.20%
------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                  LWAS/DFA Two-Year Fixed Income Portfolio
                                   ---------------------------------------------------------------------  -------------
                                                                                       Period
                                   Six Months      Year     Year     Year     Year    Dec. 1,      Year   Six Months
                                      Ended       Ended    Ended    Ended    Ended    2007 to     Ended      Ended
                                    April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31,  Oct. 31,   Nov. 30,  April 30,
                                      2013         2012     2011     2010     2009      2008       2007      2013
------------------------------------------------------------------------------------------------------------------------
                                   (Unaudited)                                                            (Unaudited)
Net Asset Value, Beginning of
 Period...........................   $ 10.07     $ 10.10  $ 10.13  $ 10.03  $  9.84  $  9.95     $  9.94   $   9.96
                                     -------     -------  -------  -------  -------  -------     -------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income
   (Loss) (A).....................      0.02        0.04     0.05     0.08     0.19     0.28        0.49         --
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized)....................      0.01        0.03     0.03     0.11     0.23    (0.04)         --       0.02
                                     -------     -------  -------  -------  -------  -------     -------   --------
   Total from Investment
    Operations....................      0.03        0.07     0.08     0.19     0.42     0.24        0.49       0.02
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........     (0.02)      (0.04)   (0.06)   (0.09)   (0.23)   (0.35)      (0.48)     (0.01)
  Net Realized Gains..............     (0.05)      (0.06)   (0.05)      --       --       --          --      (0.07)
                                     -------     -------  -------  -------  -------  -------     -------   --------
  Total Distributions.............     (0.07)      (0.10)   (0.11)   (0.09)   (0.23)   (0.35)      (0.48)     (0.08)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....   $ 10.03     $ 10.07  $ 10.10  $ 10.13  $ 10.03  $  9.84     $  9.95   $   9.90
================================== ===========   ======== ======== ======== ======== ========    ======== ===========
Total Return......................      0.23%(C)    0.75%    0.73%    1.89%    4.31%    2.46%(C)    5.03%      0.15%(C)
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................   $88,330     $89,326  $92,897  $89,264  $77,398  $84,065     $96,442   $140,539
Ratio of Expenses to Average Net
 Assets...........................      0.30%(B)    0.30%    0.30%    0.31%    0.34%    0.31%(B)    0.31%      0.28%(B)
Ratio of Net Investment Income to
 Average Net Assets...............      0.31%(B)    0.40%    0.54%    0.82%    1.92%    3.04%(B)    4.94%      0.08%(B)
Portfolio Turnover Rate...........        34%(C)     102%      98%     113%      77%      20%(C)      22%        99%(C)
------------------------------------------------------------------------------------------------------------------------

                                         LWAS/DFA Two-Year Government Portfolio
                                   ---------------------------------------------------------------
                                                                              Period
                                     Year      Year      Year      Year      Dec. 1,       Year
                                    Ended     Ended     Ended     Ended      2007 to      Ended
                                   Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,    Oct. 31,    Nov. 30,
                                     2012      2011      2010      2009        2008        2007
--------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period........................... $ 9.98 $  $  10.07  $  10.10  $   9.80  $   9.89      $   9.87
                                   --------  --------  --------  --------  --------      --------
Income from Investment Operations
---------------------------------
  Net Investment Income
   (Loss) (A).....................     0.02      0.04      0.07      0.18      0.24          0.46
  Net Gains (Losses) on
   Securities (Realized and
   Unrealized)....................     0.04      0.02      0.13      0.33     (0.03)         0.01
                                   --------  --------  --------  --------  --------      --------
   Total from Investment
    Operations....................     0.06      0.06      0.20      0.51      0.21          0.47
--------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........    (0.03)    (0.04)    (0.08)    (0.21)    (0.30)        (0.45)
  Net Realized Gains..............    (0.05)    (0.11)    (0.15)       --        --            --
                                   --------  --------  --------  --------  --------      --------
  Total Distributions.............    (0.08)    (0.15)    (0.23)    (0.21)    (0.30)        (0.45)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $   9.96  $   9.98  $  10.07  $  10.10  $   9.80      $   9.89
================================== ========  ========  ========  ========  ========      ========
Total Return......................     0.50%     0.66%     1.98%     5.21%     2.13%(C)      4.85%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $145,273  $178,442  $173,724   136,508  $133,785      $110,338
Ratio of Expenses to Average Net
 Assets...........................     0.28%     0.29%     0.29%     0.31%     0.30%(B)      0.31%
Ratio of Net Investment Income to
 Average Net Assets...............     0.19%     0.41%     0.72%     1.76%     2.69%(B)      4.66%
Portfolio Turnover Rate...........      111%      127%      166%      112%        7% (C)        0%
--------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, three of which, LWAS/DFA U.S. High Book to Market Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio (the "Portfolios"), are presented in this report. The remaining operational portfolios are presented in separate reports.

   LWAS/DFA U.S. High Book to Market Portfolio ("Feeder Fund") primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding Series of The DFA Investment Trust Company. At April 30, 2013, the Feeder Fund owned 1% of the Series.

   Effective December 31, 2008, the Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S) 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the Series is a result of the treatment of a partnership for book purposes. The Series will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt Securities held by LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. These valuations are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These valuations are generally categorized as Level 2 in the hierarchy.

   The Feeder Fund's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Feeder Fund, including supervision of services provided by others, providing information to shareholders and to the Board, and other administrative services. The Advisor provides investment advisory services to the Portfolios. The Advisor receives no compensation for the investment advisory services provided to the Feeder Fund but is compensated for the investment advisory services it provides to the Feeder Fund's Master Fund. For the six months ended April 30, 2013, the Portfolios' administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                                                Administrative   Advisory
                                                Services Fees  Services Fees
                                                -------------- -------------
   LWAS/DFA U.S. High Book to Market Portfolio.      0.01%           --
   LWAS/DFA Two-Year Fixed Income Portfolio....        --          0.15%
   LWAS/DFA Two-Year Government Portfolio......        --          0.15%

   In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolios pay monthly Shareholder Servicing Fees to LWIF at the following effective annual rates of their average daily net assets:

                                                        Shareholder
                                                       Servicing Fees
                                                       --------------
          LWAS/DFA U.S. High Book to Market Portfolio.      0.15%
          LWAS/DFA Two-Year Fixed Income Portfolio....      0.08%
          LWAS/DFA Two-Year Government Portfolio......      0.08%

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $15 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                LWAS/DFA U.S. High Book to Market Portfolio. $2
                LWAS/DFA Two-Year Fixed Income Portfolio....  3
                LWAS/DFA Two-Year Government Portfolio......  5

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                           U.S. Government Securities Other Investment Securities
                                           -------------------------- ---------------------------
                                           Purchases      Sales       Purchases       Sales
                                           ---------       --------   ---------        -------
 LWAS/DFA Two-Year Fixed Income Portfolio. $  4,594      $ 10,555      $23,281       $18,006
 LWAS/DFA Two-Year Government Portfolio...  140,199       143,384           --            --

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. As of October 31, 2012, the Portfolios had no permanent differences to report.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                                             Net Investment
                                               Income and
                                               Short-Term     Long-Term
                                             Capital Gains  Capital Gains Total
                                             -------------- ------------- ------
LWAS/DFA U.S. High Book to Market Portfolio
2011........................................     $1,098           --      $1,098
2012........................................      1,185           --       1,185
LWAS/DFA Two-Year Fixed Income Portfolio
2011........................................        859         $ 81         940
2012........................................        854           90         944
LWAS/DFA Two-Year Government Portfolio
2011........................................      2,679          110       2,789
2012........................................      1,187           --       1,187

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                             Undistributed
                                                  Net                                    Total Net
                                              Investment                               Distributable
                                              Income and   Undistributed                 Earnings
                                              Short-Term     Long-Term   Capital Loss  (Accumulated
                                             Capital Gains Capital Gains Carryforwards    Losses)
                                             ------------- ------------- ------------- -------------
LWAS/DFA U.S. High Book to Market Portfolio.     $186            --         $(4,175)      $(3,989)
LWAS/DFA Two-Year Fixed Income Portfolio....      409           $40              --           449
LWAS/DFA Two-Year Government Portfolio......      988            25              --         1,013

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                             Expires on October 31,
                                             ----------------------
                                                      2017          Unlimited Total
                                             ---------------------- --------- ------
LWAS/DFA U.S. High Book to Market Portfolio.         $4,175            --     $4,175

   During the year ended October 31, 2012, the following Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands).

              LWAS/DFA U.S. High Book to Market Portfolio. $3,323

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                     Net
                                                                                  Unrealized
                                             Federal   Unrealized   Unrealized   Appreciation
                                             Tax Cost Appreciation Depreciation (Depreciation)
                                             -------- ------------ ------------ --------------
LWAS/DFA U.S. High Book to Market Portfolio. $ 37,376   $28,114        $(1)        $28,113
LWAS/DFA Two-Year Fixed Income Portfolio....   87,646       190         (4)            186
LWAS/DFA Two-Year Government Portfolio......  139,735       144         --             144

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolios' tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next six months. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolios under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

H. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolios had no in-kind redemptions.

J. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

K. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of outstanding shares. One or more of the shareholders is an omnibus account, which typically hold the stated fund shares for the benefit of several other underlying investors.

                                                               Approximate
                                                                Percentage
                                                  Number of   of Outstanding
                                                 Shareholders     Shares
    -                                            ------------ --------------
    LWAS/DFA U.S. High Book to Market Portfolio.      2             96%
    LWAS/DFA Two-Year Fixed Income Portfolio....      3             97%
    LWAS/DFA Two-Year Government Portfolio......      2             92%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company ("Tribune"). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the "LBO") and sold their shares for $34 per share in cash, such as The U.S. Large Cap Value Series. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the "Lawsuits"). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. The Lawsuits seek to recover, for the benefit of Tribune's bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune's payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code's and various states' fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                              Six Months Ended April 30, 2013
EXPENSE TABLES
                                                      Beginning  Ending              Expenses
                                                       Account  Account   Annualized   Paid
                                                        Value    Value     Expense    During
                                                      11/01/12  04/30/13    Ratio*   Period*
                                                      --------- --------- ---------- --------
LWAS/DFA International High Book to Market Portfolio
----------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,138.70    0.49%    $2.60
Hypothetical 5% Annual Return........................ $1,000.00 $1,022.36    0.49%    $2.46

----------
* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

                     Affiliated Investment Company. 100.0%

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                Value+
                                                              -----------
      AFFILIATED INVESTMENT COMPANY -- (100.0%)
      Investment in The DFA International Value Series of
        The DFA Investment Trust Company..................... $72,258,211
                                                              -----------
         TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
           (Cost $61,888,019)................................ $72,258,211
                                                              ===========

Summary of the Portfolio's Master Fund's investments as of April 30, 2013, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company
 (Affiliated Investment Company) at Value.............................................. $     72,258
Prepaid Expenses and Other Assets......................................................           23
                                                                                        ------------
     Total Assets......................................................................       72,281
                                                                                        ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed.................................................................           43
  Due to Advisor.......................................................................            1
Accrued Expenses and Other Liabilities.................................................           18
                                                                                        ------------
     Total Liabilities.................................................................           62
                                                                                        ------------
NET ASSETS............................................................................. $     72,219
                                                                                        ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    8,359,698
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $       8.64
                                                                                        ============
Investment in Affiliated Investment Company at Cost.................................... $     61,888
                                                                                        ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     60,059
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).          619
Accumulated Net Realized Gain (Loss)...................................................        1,166
Net Unrealized Foreign Exchange Gain (Loss)............................................            5
Net Unrealized Appreciation (Depreciation)                                                    10,370
                                                                                        ------------
NET ASSETS............................................................................. $     72,219
                                                                                        ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  200,000,000
                                                                                        ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO*

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

    Investment Income
      Dividends (Net of Foreign Taxes Withheld of $81).............. $1,097
      Income from Securities Lending................................     58
      Expenses Allocated from Affiliated Investment Company.........    (79)
                                                                     ------
         Total Investment Income....................................  1,076
                                                                     ------
    Expenses
      Administrative Services Fees..................................      3
      Accounting & Transfer Agent Fees..............................      6
      Shareholder Servicing Fees....................................     66
      Filing Fees...................................................      7
      Shareholders' Reports.........................................      3
      Professional Fees.............................................      2
      Other.........................................................      1
                                                                     ------
         Total Expenses.............................................     88
                                                                     ------
      Net Investment Income (Loss)..................................    988
                                                                     ------
    Realized and Unrealized Gain (Loss)
      Net Realized Gain (Loss) on:
        Investment Securities Sold..................................  1,197
        Foreign Currency Transactions...............................    (14)
      Change in Unrealized Appreciation (Depreciation) of:
        Investment Securities and Foreign Currency..................  6,753
        Translation of Foreign Currency Denominated Amounts.........      1
                                                                     ------
      Net Realized and Unrealized Gain (Loss).......................  7,937
                                                                     ------
    Net Increase (Decrease) in Net Assets Resulting from Operations. $8,925
                                                                     ======

----------
*Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                        Six Months    Year
                                                                                           Ended     Ended
                                                                                         April 30,  Oct. 31,
                                                                                           2013       2012
-                                                                                       ----------- --------
                                                                                        (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).........................................................   $   988   $  2,343
  Net Realized Gain (Loss) on:
    Investment Securities Sold.........................................................     1,197      4,492
    Foreign Currency Transactions......................................................       (14)       (13)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................................     6,753     (5,013)
    Translation of Foreign Currency Denominated Amounts................................         1         (3)
                                                                                          -------   --------
     Net Increase (Decrease) in Net Assets Resulting from Operations...................     8,925      1,806
                                                                                          -------   --------
Distributions From:
  Net Investment Income................................................................      (705)    (2,327)
  Net Long-Term Gains..................................................................    (4,494)    (2,965)
                                                                                          -------   --------
     Total Distributions...............................................................    (5,199)    (5,292)
                                                                                          -------   --------
Capital Share Transactions (1):
  Shares Issued........................................................................     4,047      7,815
  Shares Issued in Lieu of Cash Distributions..........................................     4,449      4,540
  Shares Redeemed......................................................................    (6,903)   (14,825)
                                                                                          -------   --------
     Net Increase (Decrease) from Capital Share Transactions...........................     1,593     (2,470)
                                                                                          -------   --------
     Total Increase (Decrease) in Net Assets...........................................     5,319     (5,956)
Net Assets
  Beginning of Period..................................................................    66,900     72,856
                                                                                          -------   --------
  End of Period........................................................................   $72,219   $ 66,900
                                                                                          =======   ========
(1) Shares Issued and Redeemed:
  Shares Issued........................................................................       493        997
  Shares Issued in Lieu of Cash Distributions..........................................       566        603
  Shares Redeemed......................................................................      (835)    (1,858)
                                                                                          -------   --------
     Net Increase (Decrease) from Shares Issued and Redeemed...........................       224       (258)
                                                                                          =======   ========
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).   $   619   $    336

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

-------------------------------------------------- Six Months      Year     Year      Year     Year      Period         Year
                                                      Ended       Ended    Ended     Ended    Ended   Dec. 1, 2007     Ended
                                                    April 30,    Oct. 31, Oct. 31,  Oct. 31, Oct. 31,      to         Nov. 30,
                                                      2013         2012     2011      2010     2009   Oct. 31, 2008     2007
                                                  -----------------------------------------------------------------------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $  8.22     $  8.68  $ 10.38   $  9.66  $ 11.40     $ 24.32      $  21.89
                                                     -------     -------  -------   -------  -------     -------      --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................      0.12        0.28     0.32      0.22     0.25        0.66          0.65
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................      0.96       (0.10)   (1.09)     0.79     2.14      (11.36)         2.98
                                                     -------     -------  -------   -------  -------     -------      --------
   Total from Investment Operations...............      1.08        0.18    (0.77)     1.01     2.39      (10.70)         3.63
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................     (0.09)      (0.28)   (0.31)    (0.23)   (0.27)      (0.70)        (0.58)
  Net Realized Gains..............................     (0.57)      (0.36)   (0.62)    (0.06)   (3.86)      (1.52)        (0.62)
                                                     -------     -------  -------   -------  -------     -------      --------
   Total Distributions............................     (0.66)      (0.64)   (0.93)    (0.29)   (4.13)      (2.22)        (1.20)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................   $  8.64     $  8.22  $  8.68   $ 10.38  $  9.66     $ 11.40      $  24.32
=================================================  ===========   ======== ========  ======== ======== =============   ========
Total Return......................................     13.87%(C)    2.89%   (8.30)%   10.85%   34.92%     (47.99)%(C)    17.05%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............   $72,219     $66,900  $72,856   $85,892  $85,504     $84,319      $185,239
Ratio of Expenses to Average Net Assets (D).......      0.49%(B)    0.50%    0.49%     0.50%    0.52%       0.47%(B)      0.46%
Ratio of Net Investment Income to Average Net
 Assets...........................................      2.88%(B)    3.49%    3.24%     2.29%    2.99%       3.74%(B)      2.76%
-------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, one of which, LWAS/DFA International High Book to Market Portfolio (the "Portfolio"), is presented in this report. The remaining operational portfolios are presented in separate reports.

   The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding Series of The DFA Investment Trust Company. At April 30, 2013, the Portfolio owned 1% of the Series.

   On November 1, 2008, the Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S) 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the Series is a result of the treatment of a partnership for book purposes. The Series will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The Portfolio's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments is disclosed previously in this note. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolio.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $3 (in thousands).

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Portfolio, including supervision of services provided by others, providing information to shareholders and to the Board, and other administrative services. The Advisor provides investment advisory services to the Series. For the six months ended April 30, 2013, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets of the Portfolio.

   In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolio pays a monthly Shareholder Servicing Fee to LWIF at an effective annual rate of 0.19% of its average daily net assets.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to net foreign currency gains (losses) and gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                          Increase        Increase
                         (Decrease)      (Decrease)
                        Undistributed    Accumulated
                        Net Investment  Net Realized
                           Income       Gains (Losses)
                        --------------  --------------
                            $(3)             $3

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2011 and October 31, 2012, were as follows (amounts in thousands):

                         Net Investment
                           Income and
                           Short-Term     Long-Term
                         Capital Gains  Capital Gains Total
                         -------------- ------------- ------
                   2011.     $3,005        $4,756     $7,761
                   2012.      2,327         2,965      5,292

At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                 Undistributed                   Total Net
                 Net Investment                 Distributable
                  Income and     Undistributed    Earnings
                  Short-Term      Long-Term     (Accumulated
                 Capital Gains   Capital Gains    Losses)
                 --------------  -------------  -------------
                     $374           $4,488         $4,862

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                              Net
                                                                                           Unrealized
                                                      Federal   Unrealized   Unrealized   Appreciation
                                                      Tax Cost Appreciation Depreciation (Depreciation)
                                                      -------- ------------ ------------ --------------
LWAS/DFA International High Book to Market Portfolio. $61,934    $10,336        $(12)       $10,324

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the

Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Fund under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolio under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014. There were no borrowings by the Portfolio under this line of credit during the six months ended April 30, 2013.

F. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolio's prospectus, the Portfolio may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Portfolio had no in-kind redemptions.

H. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

I. Other:

   At April 30, 2013, two shareholders held approximately 97% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

J. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              Six Months Ended April 30, 2013
  EXPENSE TABLES
                                      Beginning  Ending              Expenses
                                       Account  Account   Annualized   Paid
                                        Value    Value     Expense    During
                                      11/01/12  04/30/13    Ratio*   Period*
                                      --------- --------- ---------- --------
  The U.S. Large Cap Value Series
  -------------------------------
  Actual Fund Return................. $1,000.00 $1,184.80    0.11%    $0.60
  Hypothetical 5% Annual Return...... $1,000.00 $1,024.25    0.11%    $0.55

  The DFA International Value Series
  ----------------------------------
  Actual Fund Return................. $1,000.00 $1,140.00    0.23%    $1.22
  Hypothetical 5% Annual Return...... $1,000.00 $1,023.65    0.23%    $1.15

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        The U.S. Large Cap Value Series
              Consumer Discretionary.......................  13.4%
              Consumer Staples.............................   7.7%
              Energy.......................................  20.3%
              Financials...................................  24.0%
              Health Care..................................   7.8%
              Industrials..................................  12.5%
              Information Technology.......................   4.9%
              Materials....................................   3.4%
              Telecommunication Services...................   5.6%
              Utilities....................................   0.4%
                                                            -----
                                                            100.0%

                      The DFA International Value Series
              Consumer Discretionary.......................   9.8%
              Consumer Staples.............................   5.6%
              Energy.......................................  12.0%
              Financials...................................  36.3%
              Health Care..................................   1.2%
              Industrials..................................   9.9%
              Information Technology.......................   3.5%
              Materials....................................  11.3%
              Other........................................    --
              Telecommunication Services...................   7.6%
              Utilities....................................   2.8%
                                                            -----
                                                            100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                      Percentage
                                            Shares       Value+     of Net Assets**
                                            ------       ------     ---------------
COMMON STOCKS -- (96.2%)
Consumer Discretionary -- (12.9%)
    Carnival Corp........................  2,385,423 $   82,320,948            0.6%
    Comcast Corp. Class A................ 10,008,890    413,367,157            3.2%
    Comcast Corp. Special Class A........  3,843,964    151,029,346            1.2%
#*  General Motors Co....................  2,302,737     71,016,409            0.6%
#   News Corp. Class A...................  2,241,856     69,430,280            0.5%
    Time Warner Cable, Inc...............  1,921,256    180,386,726            1.4%
    Time Warner, Inc.....................  4,853,977    290,170,745            2.3%
    Other Securities.....................               465,752,512            3.6%
                                                     --------------           -----
Total Consumer Discretionary.............             1,723,474,123           13.4%
                                                     --------------           -----
Consumer Staples -- (7.4%)
    Archer-Daniels-Midland Co............  3,155,848    107,109,481            0.8%
    CVS Caremark Corp....................  6,004,478    349,340,530            2.7%
    Mondelez International, Inc. Class A.  7,330,703    230,550,609            1.8%
    Other Securities.....................               305,954,763            2.4%
                                                     --------------           -----
Total Consumer Staples...................               992,955,383            7.7%
                                                     --------------           -----
Energy -- (19.5%)
    Anadarko Petroleum Corp..............  2,478,744    210,098,341            1.6%
    Apache Corp..........................  1,208,836     89,308,804            0.7%
    Chevron Corp.........................  3,863,466    471,381,487            3.7%
    ConocoPhillips.......................  5,899,107    356,601,018            2.8%
#   Hess Corp............................  1,567,373    113,132,983            0.9%
    Marathon Oil Corp....................  3,447,108    112,617,018            0.9%
    Marathon Petroleum Corp..............  1,791,952    140,417,359            1.1%
    National Oilwell Varco, Inc..........  1,661,481    108,361,791            0.8%
    Occidental Petroleum Corp............  1,349,242    120,433,341            0.9%
    Phillips 66..........................  2,926,797    178,388,277            1.4%
*   Transocean, Ltd......................  1,261,179     64,912,883            0.5%
    Valero Energy Corp...................  2,806,975    113,177,232            0.9%
    Other Securities.....................               525,193,006            4.1%
                                                     --------------           -----
Total Energy.............................             2,604,023,540           20.3%
                                                     --------------           -----
Financials -- (23.1%)
*   American International Group, Inc....  6,622,622    274,309,003            2.1%
#   Bank of America Corp................. 38,925,898    479,177,804            3.7%
#   Bank of New York Mellon Corp. (The)..  3,040,229     85,795,262            0.7%
    Citigroup, Inc....................... 10,372,454    483,978,704            3.8%
#   CME Group, Inc.......................  1,599,345     97,336,137            0.8%
    Goldman Sachs Group, Inc. (The)......    786,395    114,868,718            0.9%
#   JPMorgan Chase & Co..................  3,775,507    185,037,598            1.4%
    Loews Corp...........................  2,050,343     91,588,822            0.7%
    MetLife, Inc.........................  4,759,859    185,586,902            1.4%
    Morgan Stanley.......................  6,429,315    142,409,327            1.1%
    Prudential Financial, Inc............  2,287,609    138,217,336            1.1%
#   SunTrust Banks, Inc..................  2,564,707     75,017,680            0.6%
    Other Securities.....................               721,595,925            5.6%
                                                     --------------           -----
Total Financials.........................             3,074,919,218           23.9%
                                                     --------------           -----
Health Care -- (7.5%)
#   Aetna, Inc...........................  1,693,713     97,286,875            0.8%
    Pfizer, Inc..........................  9,837,358    285,971,997            2.2%
    Thermo Fisher Scientific, Inc........  1,932,026    155,875,858            1.2%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                               Percentage
                                                   Shares        Value+      of Net Assets**
                                                   ------        ------      ---------------
Health Care -- (Continued)
#     WellPoint, Inc.............................  1,824,634 $   133,052,311            1.0%
      Other Securities...........................                326,119,456            2.6%
                                                             ---------------          ------
Total Health Care................................                998,306,497            7.8%
                                                             ---------------          ------
Industrials -- (12.0%)
      CSX Corp...................................  5,517,066     135,664,653            1.1%
#     General Electric Co........................ 19,480,526     434,220,925            3.4%
      Norfolk Southern Corp......................  1,681,939     130,215,717            1.0%
#     Northrop Grumman Corp......................  1,364,645     103,358,212            0.8%
      Union Pacific Corp.........................  2,173,679     321,617,545            2.5%
      Other Securities...........................                478,671,027            3.7%
                                                             ---------------          ------
Total Industrials................................              1,603,748,079           12.5%
                                                             ---------------          ------
Information Technology -- (4.7%)
#     Hewlett-Packard Co.........................  5,006,539     103,134,703            0.8%
*     Yahoo!, Inc................................  4,116,468     101,800,254            0.8%
      Other Securities...........................                425,616,152            3.3%
                                                             ---------------          ------
Total Information Technology.....................                630,551,109            4.9%
                                                             ---------------          ------
Materials -- (3.3%)
#     Freeport-McMoRan Copper & Gold, Inc........  2,348,639      71,469,085            0.6%
      International Paper Co.....................  2,224,458     104,505,037            0.8%
      Other Securities...........................                267,195,954            2.0%
                                                             ---------------          ------
Total Materials..................................                443,170,076            3.4%
                                                             ---------------          ------
Telecommunication Services -- (5.4%)
      AT&T, Inc.................................. 13,051,893     488,923,912            3.8%
#     CenturyLink, Inc...........................  2,353,137      88,407,357            0.7%
*     Sprint Nextel Corp......................... 13,961,200      98,426,460            0.7%
      Other Securities...........................                 44,313,466            0.4%
                                                             ---------------          ------
Total Telecommunication Services.................                720,071,195            5.6%
                                                             ---------------          ------
Utilities -- (0.4%)
      Other Securities...........................                 46,400,297            0.4%
                                                             ---------------          ------
TOTAL COMMON STOCKS..............................             12,837,619,517           99.9%
                                                             ---------------          ------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves. 37,139,776      37,139,776            0.3%
                                                             ---------------          ------

                                                   Shares/
                                                    Face
                                                   Amount
                                                   -------         -                -
                                                    (000)
SECURITIES LENDING COLLATERAL -- (3.5%)
(S)@  DFA Short Term Investment Fund............. 40,224,004     465,391,729            3.6%
                                                             ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $9,150,048,349)........................              $13,340,151,022          103.8%
                                                             ===============          ======

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                   Level 1       Level 2    Level 3      Total
                               --------------- ------------ ------- ---------------
Common Stocks
  Consumer Discretionary...... $ 1,723,474,123           --   --    $ 1,723,474,123
  Consumer Staples............     992,955,383           --   --        992,955,383
  Energy......................   2,604,023,540           --   --      2,604,023,540
  Financials..................   3,074,919,218           --   --      3,074,919,218
  Health Care.................     998,306,497           --   --        998,306,497
  Industrials.................   1,603,748,079           --   --      1,603,748,079
  Information Technology......     630,551,109           --   --        630,551,109
  Materials...................     443,170,076           --   --        443,170,076
  Telecommunication Services..     720,071,195           --   --        720,071,195
  Utilities...................      46,400,297           --   --         46,400,297
Temporary Cash Investments....      37,139,776           --   --         37,139,776
Securities Lending Collateral.              -- $465,391,729   --        465,391,729
                               --------------- ------------   --    ---------------
TOTAL......................... $12,874,759,293 $465,391,729   --    $13,340,151,022
                               =============== ============   ==    ===============

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2013
                                  (Unaudited)

                                                                 Percentage
                                         Shares     Value++    of Net Assets**
                                         ------     -------    ---------------
  COMMON STOCKS -- (88.0%)
  AUSTRALIA -- (5.0%)
      Suncorp Group, Ltd............... 3,736,013 $ 50,317,710            0.6%
      Wesfarmers, Ltd.................. 2,584,670  116,279,925            1.4%
      Other Securities.................            291,706,689            3.6%
                                                  ------------            ----
  TOTAL AUSTRALIA......................            458,304,324            5.6%
                                                  ------------            ----

  AUSTRIA -- (0.2%)
      Other Securities.................             22,620,434            0.3%
                                                  ------------            ----

  BELGIUM -- (1.1%)
      Other Securities.................             97,018,246            1.2%
                                                  ------------            ----

  CANADA -- (8.7%)
      Canadian Natural Resources, Ltd.. 1,849,320   54,243,293            0.7%
      Goldcorp, Inc.................... 1,686,234   49,911,656            0.6%
  #   Manulife Financial Corp.......... 4,587,163   67,797,764            0.8%
  #   Sun Life Financial, Inc.......... 1,565,269   44,155,983            0.6%
      Suncor Energy, Inc............... 3,750,370  116,928,008            1.4%
  #   Thomson Reuters Corp............. 1,832,184   61,378,937            0.8%
      Other Securities.................            404,553,580            4.9%
                                                  ------------            ----
  TOTAL CANADA.........................            798,969,221            9.8%
                                                  ------------            ----

  DENMARK -- (1.2%)
      Other Securities.................            108,958,158            1.3%
                                                  ------------            ----

  FINLAND -- (0.5%)
      Other Securities.................             48,558,445            0.6%
                                                  ------------            ----

  FRANCE -- (8.2%)
  #   AXA SA........................... 4,004,754   74,995,536            0.9%
      BNP Paribas SA................... 1,973,903  110,060,678            1.4%
      Cie de St-Gobain................. 1,039,077   41,613,919            0.5%
      France Telecom SA................ 3,875,091   41,383,566            0.5%
  #   GDF Suez......................... 3,247,971   69,637,459            0.9%
  *   Societe Generale SA.............. 1,823,515   66,242,789            0.8%
      Vivendi SA....................... 3,686,124   83,497,667            1.0%
      Other Securities.................            259,788,588            3.2%
                                                  ------------            ----
  TOTAL FRANCE.........................            747,220,202            9.2%
                                                  ------------            ----

  GERMANY -- (7.4%)
  #   Allianz SE.......................   517,629   76,567,951            0.9%
  #   Allianz SE ADR................... 2,811,910   41,475,672            0.5%
      Bayerische Motoren Werke AG......   663,299   61,335,322            0.8%
      Daimler AG....................... 2,088,586  115,801,750            1.4%
      Deutsche Bank AG................. 1,538,807   70,835,958            0.9%
  #   E.ON SE.......................... 3,592,972   65,250,322            0.8%
  #   Muenchener Rueckversicherungs AG.   395,244   79,169,861            1.0%
      Other Securities.................            164,745,466            2.0%
                                                  ------------            ----
  TOTAL GERMANY........................            675,182,302            8.3%
                                                  ------------            ----

  GREECE -- (0.0%)
      Other Securities.................              3,881,280            0.0%
                                                  ------------            ----

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                                         Percentage
                                               Shares      Value++     of Net Assets**
                                               ------      -------     ---------------
HONG KONG -- (2.1%)
    Hutchison Whampoa, Ltd..................  5,818,000 $   63,182,649            0.8%
    Other Securities........................               129,361,801            1.6%
                                                        --------------           -----
TOTAL HONG KONG.............................               192,544,450            2.4%
                                                        --------------           -----

IRELAND -- (0.1%)
    Other Securities........................                13,278,889            0.2%
                                                        --------------           -----

ISRAEL -- (0.3%)
    Other Securities........................                31,737,065            0.4%
                                                        --------------           -----

ITALY -- (1.1%)
*   UniCredit SpA...........................  8,189,815     42,805,198            0.5%
    Other Securities........................                55,555,418            0.7%
                                                        --------------           -----
TOTAL ITALY.................................                98,360,616            1.2%
                                                        --------------           -----

JAPAN -- (17.8%)
    Mitsubishi Corp.........................  3,047,600     54,863,679            0.7%
    Mitsubishi Heavy Industries, Ltd........  7,405,000     51,065,254            0.6%
    Mitsubishi UFJ Financial Group, Inc..... 22,830,706    154,902,674            1.9%
    Mitsui & Co., Ltd.......................  3,522,000     48,521,389            0.6%
    Nomura Holdings, Inc....................  7,769,100     63,494,551            0.8%
    Other Securities........................             1,260,958,457           15.4%
                                                        --------------           -----
TOTAL JAPAN.................................             1,633,806,004           20.0%
                                                        --------------           -----

NETHERLANDS -- (2.5%)
*   ING Groep NV............................  5,697,333     46,933,717            0.6%
    Koninklijke Philips Electronics NV......  1,957,968     54,192,709            0.7%
    Other Securities........................               125,436,586            1.5%
                                                        --------------           -----
TOTAL NETHERLANDS...........................               226,563,012            2.8%
                                                        --------------           -----

NEW ZEALAND -- (0.1%)
    Other Securities........................                 6,442,372            0.1%
                                                        --------------           -----

NORWAY -- (1.0%)
    Other Securities........................                89,934,209            1.1%
                                                        --------------           -----

PORTUGAL -- (0.1%)
    Other Securities........................                 6,134,640            0.1%
                                                        --------------           -----

SINGAPORE -- (1.2%)
    Other Securities........................               109,000,646            1.3%
                                                        --------------           -----

SPAIN -- (1.8%)
    Banco Santander SA......................  8,322,004     60,097,740            0.8%
    Other Securities........................               107,810,382            1.3%
                                                        --------------           -----
TOTAL SPAIN.................................               167,908,122            2.1%
                                                        --------------           -----

SWEDEN -- (3.1%)
    Nordea Bank AB..........................  5,366,449     64,574,595            0.8%
#   Telefonaktiebolaget LM Ericsson Class B.  4,713,081     58,613,629            0.7%
    Other Securities........................               156,800,588            1.9%
                                                        --------------           -----
TOTAL SWEDEN................................               279,988,812            3.4%
                                                        --------------           -----

SWITZERLAND -- (6.4%)
    Credit Suisse Group AG..................  1,685,212     46,800,075            0.6%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                                                  Percentage
                                                                       Shares       Value++     of Net Assets**
                                                                       ------       -------     ---------------

SWITZERLAND -- (Continued)
      Holcim, Ltd...................................................     887,877 $   69,258,838            0.8%
      Swiss Re AG...................................................   1,108,107     88,184,915            1.1%
      UBS AG........................................................   5,895,747    105,170,761            1.3%
      Zurich Insurance Group AG.....................................     236,698     66,143,271            0.8%
      Other Securities..............................................                212,188,323            2.6%
                                                                                 --------------          ------
TOTAL SWITZERLAND...................................................                587,746,183            7.2%
                                                                                 --------------          ------

UNITED KINGDOM -- (18.1%)
      Barclays P.L.C................................................  11,591,752     51,727,912            0.6%
#     Barclays P.L.C. Sponsored ADR.................................   4,591,659     82,558,029            1.0%
#     BP P.L.C. Sponsored ADR.......................................   5,486,298    239,202,592            2.9%
#     HSBC Holdings P.L.C. Sponsored ADR............................   1,661,423     91,145,665            1.1%
      Kingfisher P.L.C..............................................  10,285,817     50,118,996            0.6%
*     Lloyds Banking Group P.L.C....................................  82,680,839     70,236,780            0.9%
      Old Mutual P.L.C..............................................  13,164,620     41,989,733            0.5%
#     Royal Dutch Shell P.L.C. ADR..................................   3,323,210    231,926,826            2.8%
      Vodafone Group P.L.C..........................................  34,976,333    106,723,100            1.3%
      Vodafone Group P.L.C. Sponsored ADR...........................   8,116,661    248,288,660            3.1%
      Xstrata P.L.C.................................................   5,211,952     78,431,883            1.0%
      Other Securities..............................................                366,277,452            4.5%
                                                                                 --------------          ------
TOTAL UNITED KINGDOM................................................              1,658,627,628           20.3%
                                                                                 --------------          ------
TOTAL COMMON STOCKS.................................................              8,062,785,260           98.9%
                                                                                 --------------          ------

PREFERRED STOCKS -- (0.3%)

GERMANY -- (0.3%)
      Other Securities..............................................                 26,234,060            0.3%
                                                                                 --------------          ------

RIGHTS/WARRANTS -- (0.0%)

SPAIN -- (0.0%)
      Other Securities..............................................                  1,722,022            0.0%
                                                                                 --------------          ------

                                                                       Shares/
                                                                        Face
                                                                       Amount       Value+
                                                                       -------      ------             -
                                                                        (000)
SECURITIES LENDING COLLATERAL -- (11.7%)
(S)@  DFA Short Term Investment Fund................................  92,826,275  1,074,000,000           13.2%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $29,728 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to
       08/01/42, valued at $30,383) to be repurchased at $29,787.... $        30         29,787            0.0%
                                                                                 --------------          ------
TOTAL SECURITIES LENDING COLLATERAL.................................              1,074,029,787           13.2%
                                                                                 --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $8,013,442,781)...........................................               $9,164,771,129          112.4%
                                                                                 ==============          ======

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks
  Australia................... $    3,531,691 $  454,772,633   --    $  458,304,324
  Austria.....................             --     22,620,434   --        22,620,434
  Belgium.....................      3,306,779     93,711,467   --        97,018,246
  Canada......................    798,969,221             --   --       798,969,221
  Denmark.....................             --    108,958,158   --       108,958,158
  Finland.....................      1,353,012     47,205,433   --        48,558,445
  France......................      5,640,035    741,580,167   --       747,220,202
  Germany.....................    101,938,532    573,243,770   --       675,182,302
  Greece......................             --      3,881,280   --         3,881,280
  Hong Kong...................             --    192,544,450   --       192,544,450
  Ireland.....................      5,183,802      8,095,087   --        13,278,889
  Israel......................      2,263,802     29,473,263   --        31,737,065
  Italy.......................     15,633,330     82,727,286   --        98,360,616
  Japan.......................    107,502,998  1,526,303,006   --     1,633,806,004
  Netherlands.................     12,761,638    213,801,374   --       226,563,012
  New Zealand.................             --      6,442,372   --         6,442,372
  Norway......................        277,936     89,656,273   --        89,934,209
  Portugal....................             --      6,134,640   --         6,134,640
  Singapore...................             --    109,000,646   --       109,000,646
  Spain.......................     10,049,849    157,858,273   --       167,908,122
  Sweden......................     11,721,114    268,267,698   --       279,988,812
  Switzerland.................     82,499,635    505,246,548   --       587,746,183
  United Kingdom..............    944,918,493    713,709,135   --     1,658,627,628
Preferred Stocks
  Germany.....................             --     26,234,060   --        26,234,060
Rights/Warrants
  Spain.......................             --      1,722,022   --         1,722,022
Securities Lending Collateral.             --  1,074,029,787   --     1,074,029,787
                               -------------- --------------   --    --------------
TOTAL......................... $2,107,551,867 $7,057,219,262   --    $9,164,771,129
                               ============== ==============   ==    ==============


                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                                The U.S.      The DFA
                                                                                               Large Cap   International
                                                                                              Value Series Value Series*
                                                                                              ------------ -------------
ASSETS:
Investments at Value (including $460,504 and $1,079,372 of securities on loan, respectively). $12,837,620   $8,090,741
Temporary Cash Investments at Value & Cost...................................................      37,140           --
Collateral Received from Securities on Loan at Value & Cost..................................          --           30
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.....................     465,392    1,074,000
Foreign Currencies at Value..................................................................          --       17,594
Cash.........................................................................................          --        5,476
Receivables:
  Investment Securities Sold.................................................................      39,390        7,780
  Dividends, Interest and Tax Reclaims.......................................................      10,844       34,835
  Securities Lending Income..................................................................         170        3,404
Unrealized Gain on Foreign Currency Contracts................................................          --            3
Prepaid Expenses and Other Assets............................................................          20           11
                                                                                              -----------   ----------
     Total Assets............................................................................  13,390,576    9,233,874
                                                                                              -----------   ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...........................................................     465,392    1,074,030
  Investment Securities Purchased............................................................      65,772        2,569
  Due to Advisor.............................................................................       1,036        1,281
Accrued Expenses and Other Liabilities.......................................................         511          508
                                                                                              -----------   ----------
     Total Liabilities.......................................................................     532,711    1,078,388
                                                                                              -----------   ----------
NET ASSETS................................................................................... $12,857,865   $8,155,486
                                                                                              ===========   ==========
Investments at Cost.......................................................................... $ 8,647,517   $6,939,413
                                                                                              ===========   ==========
Foreign Currencies at Cost................................................................... $        --   $   17,474
                                                                                              ===========   ==========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                              The U.S.      The DFA
                                                                             Large Cap   International
                                                                            Value Series Value Series
                                                                            ------------ -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0 and $8,987, respectively).  $  122,006    $121,813
  Interest.................................................................          27           4
  Income from Securities Lending...........................................       1,009       6,433
                                                                             ----------    --------
     Total Investment Income...............................................     123,042     128,250
                                                                             ----------    --------
Expenses
  Investment Advisory Services Fees........................................       5,788       7,612
  Accounting & Transfer Agent Fees.........................................         464         316
  Custodian Fees...........................................................          56         596
  Shareholders' Reports....................................................          22          15
  Directors'/Trustees' Fees & Expenses.....................................          46          32
  Professional Fees........................................................         181         108
  Other....................................................................          41          51
                                                                             ----------    --------
     Total Expenses........................................................       6,598       8,730
                                                                             ----------    --------
  Fees Paid Indirectly.....................................................          --         (10)
                                                                             ----------    --------
  Net Expenses.............................................................       6,598       8,720
                                                                             ----------    --------
  Net Investment Income (Loss).............................................     116,444     119,530
                                                                             ----------    --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.............................................     469,207     125,856
    Foreign Currency Transactions*.........................................          --      (1,511)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.............................   1,375,405     751,722
    Translation of Foreign Currency Denominated Amounts....................          --          80
                                                                             ----------    --------
  Net Realized and Unrealized Gain (Loss)..................................   1,844,612     876,147
                                                                             ----------    --------
Net Increase (Decrease) in Net Assets Resulting from Operations............  $1,961,056    $995,677
                                                                             ==========    ========

----------
* Net of foreign capital gain taxes withheld of $0 and $3, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                  The U.S. Large Cap      The DFA International
                                                                     Value Series             Value Series
                                                               ------------------------  ----------------------
                                                               Six Months       Year     Six Months     Year
                                                                  Ended        Ended        Ended      Ended
                                                                April 30,     Oct. 31,    April 30,   Oct. 31,
                                                                  2013          2012        2013        2012
                                                               -----------  -----------  ----------- ----------
                                                               (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................................ $   116,444  $   212,847  $  119,530  $  260,321
  Net Realized Gain (Loss) on:
    Investment Securities Sold................................     469,207      408,690     125,856     133,256
    Foreign Currency Transactions*............................          --           --      (1,511)     (1,249)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency................   1,375,405    1,049,282     751,722    (157,327)
    Translation of Foreign Currency Denominated Amounts.......          --           --          80        (266)
                                                               -----------  -----------  ----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations..............................................   1,961,056    1,670,819     995,677     234,735
                                                               -----------  -----------  ----------  ----------
Transactions in Interest:
    Contributions.............................................     577,674      505,769     277,763     699,069
    Withdrawals...............................................    (270,017)    (922,543)   (356,203)   (651,462)
                                                               -----------  -----------  ----------  ----------
     Net Increase (Decrease) from Transactions in Interest....     307,657     (416,774)    (78,440)     47,607
                                                               -----------  -----------  ----------  ----------
     Total Increase (Decrease) in Net Assets..................   2,268,713    1,254,045     917,237     282,342
Net Assets
  Beginning of Period.........................................  10,589,152    9,335,107   7,238,249   6,955,907
                                                               -----------  -----------  ----------  ----------
  End of Period............................................... $12,857,865  $10,589,152  $8,155,486  $7,238,249
                                                               ===========  ===========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $3 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                                  The U.S. Large Cap Value Series
                                   --------------------------------------------------------------------------------------------
                                                                                                        Period
                                     Six Months                    Year        Year        Year        Dec. 1,          Year
                                        Ended       Year Ended    Ended       Ended       Ended        2007 to         Ended
                                      April 30,      Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,       Nov. 30,
                                        2013           2012        2011        2010        2009          2008         2007/+/
----------------------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)
Total Return......................       18.48%(C)       18.31%       5.69%      19.96%      11.90%     (36.53)%(C)       (0.32)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $12,857,865     $10,589,152  $9,335,107  $8,816,400  $7,508,400  $6,739,363      $10,159,322
Ratio of Expenses to Average Net
 Assets...........................        0.11%(B)        0.12%       0.12%       0.12%       0.13%       0.11%(B)         0.11%
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)......................        0.11%(B)        0.12%       0.12%       0.12%       0.13%       0.11%(B)         0.11%
Ratio of Net Investment Income to
 Average Net Assets...............        2.03%(B)        2.15%       1.79%       2.02%       2.42%       1.97%(B)         1.44%
Portfolio Turnover Rate...........           9%(C)          10%         14%         28%         29%         19%(C)            9%
----------------------------------------------------------------------------------------------------------------------------------

                                                               The DFA International Value Series
                                   ------------------------------------------------------------------------------------------
                                                                                                       Period
                                    Six Months       Year         Year        Year        Year        Dec. 1,         Year
                                       Ended        Ended        Ended       Ended       Ended        2007 to        Ended
                                     April 30,     Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,      Oct. 31,      Nov. 30,
                                       2013          2012         2011        2010        2009          2008        2007/+/
------------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Total Return......................      14.00%(C)       3.17%      (8.04)%      11.13%      35.41%     (47.87)%(C)      17.32%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $8,155,486     $7,238,249  $6,955,907   $6,919,633  $6,191,964  $4,700,337      $9,638,721
Ratio of Expenses to Average Net
 Assets...........................       0.23%(B)       0.24%       0.23%        0.24%       0.24%       0.23%(B)        0.23%
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)......................       0.23%(B)       0.24%       0.23%        0.24%       0.24%       0.23%(B)        0.23%
Ratio of Net Investment Income to
 Average Net Assets...............       3.16%(B)       3.75%       3.47%        2.55%       3.22%       4.15%(B)        3.04%
Portfolio Turnover Rate...........          7%(C)         14%          9%          20%         18%         16%(C)          16%
------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
+ See Note A in the Notes to Financial Statements.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, two of which, The U.S. Large Cap Value Series and The DFA International Value Series (the "Series"), are presented in this section of the report. The remaining operational portfolios are presented in separate reports.

   Effective December 31, 2008, The U.S. Large Cap Value Series and on
November 1, 2008, The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S) 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective Series is a result of the treatment of a partnership for book purposes. Each Series will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

   At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The DFA International Value Series (the "International Series") will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Series.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the International Series' books and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee.

These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

   The International Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to each Series. For the six months ended April 30, 2013, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Earned Income Credit:

   In addition, the Series entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                     Fees Paid
                                                     Indirectly
                                                     ----------
                 The DFA International Value Series.    $10

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2013, the total related amounts paid by the Trust to the CCO were $28 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                    The U.S. Large Cap Value Series.... $278
                    The DFA International Value Series.  213

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

                                               Purchases    Sales
                                               ---------- ----------
           The U.S. Large Cap Value Series.... $1,428,361 $1,029,781
           The DFA International Value Series.    581,405    544,320

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                              Net
                                                                           Unrealized
                                     Federal    Unrealized   Unrealized   Appreciation
                                     Tax Cost  Appreciation Depreciation (Depreciation)
                                    ---------- ------------ ------------ --------------
The U.S. Large Cap Value Series.... $9,150,245  $4,325,142   $(135,235)    $4,189,907
The DFA International Value Series.  8,018,298   1,779,021    (632,548)     1,146,473

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. No Series is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next six months. Each of the Series' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

H. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Series under this line of credit during the six months ended April 30, 2013.

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Series under this line of credit during the period ended April 30, 2013.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

                                      Weighted      Weighted    Number of   Interest Maximum Amount
                                       Average      Average        Days     Expense  Borrowed During
                                    Interest Rate Loan Balance Outstanding* Incurred   The Period
                                    ------------- ------------ ------------ -------- ---------------
The U.S. Large Cap Value Series....     0.92%        $7,286         12         $2        $19,170
The DFA International Value Series.     0.94%         6,138         27          4         20,182

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013 that each Series' available line of credit was utilized.

There were no outstanding borrowings by the Series under this line of credit as of April 30, 2013.

I. Securities Lending:

   As of April 30, 2013, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. In addition, The U.S. Large Cap Value Series and The DFA International Value Series received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $4,855 and $58,525 (in thousands), respectively. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Series' registration statement, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Series had no in-kind redemptions.

L. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

M. Other:

   The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company ("Tribune"). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the "LBO") and sold their shares for $34 per share in cash, such as The U.S. Large Cap Value Series. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the "Lawsuits"). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. The Lawsuits seek to recover, for the benefit of Tribune's bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune's payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code's and various states' fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund and the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of Dimensional Investment Group Inc. and the Board of Trustees of The DFA Investment Trust Company (together, the "Board") considered the continuation of the investment advisory/management agreements for each portfolio or series (collectively, the "Funds") and the sub-advisory agreements for The DFA International Value Series. For The DFA International Value Series, Dimensional Fund Advisors Ltd. and DFA Australia Limited each serves as a sub-advisor. (The investment advisory/management agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund, including administrative fees paid by the feeder portfolios. The Board considered the profitability to the Advisor of managing the Funds and other "non-1940 Act registered" investment vehicles. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-003S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2013 (Unaudited)

DFA Investment Dimensions Group Inc.
Dimensional Retirement Equity Fund II
Dimensional Retirement Fixed Income Fund II
Dimensional Retirement Fixed Income Fund III

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                         Page
                                                                         ----
  Letter to Shareholders
  Definitions of Abbreviations and Footnotes............................   1
  Disclosure of Fund Expenses...........................................   2
  Disclosure of Portfolio Holdings......................................   4
  Schedules of Investments..............................................   5
     Dimensional Retirement Equity Fund II..............................   5
     Dimensional Retirement Fixed Income Fund II........................   6
     Dimensional Retirement Fixed Income Fund III.......................   7
  Statements of Assets and Liabilities..................................   8
  Statements of Operations..............................................   9
  Statements of Changes in Net Assets...................................  10
  Financial Highlights..................................................  11
  Notes to Financial Statements.........................................  12
  Voting Proxies on Fund Portfolio Securities...........................  19
  Board Approval of Investment Advisory Agreements......................  20

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments
------------------------

Investment Footnotes
+    See Note B to Financial Statements.

Financial Highlights
--------------------
(A)  Computed using average shares outstanding.
(B)  Annualized.
(C)  Non-Annualized.
(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
     Master Funds.
(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                       Six Months Ended April 30, 2013
EXPENSE TABLES
                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/12  04/30/13    Ratio*   Period*
                                               --------- --------- ---------- --------
Dimensional Retirement Equity Fund II**
---------------------------------------
Actual Fund Return                             $1,000.00 $1,143.80    0.40%    $2.13
 Hypothetical 5% Annual Return................ $1,000.00 $1,022.81    0.40%    $2.01

Dimensional Retirement Fixed Income Fund II**
---------------------------------------------
Actual Fund Return                             $1,000.00 $1,001.50    0.40%    $1.99
 Hypothetical 5% Annual Return................ $1,000.00 $1,022.81    0.40%    $2.01

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                              Beginning  Ending              Expenses
                                               Account  Account   Annualized   Paid
                                                Value    Value     Expense    During
                                              11/01/12  04/30/13    Ratio*   Period*
                                              --------- --------- ---------- --------
Dimensional Retirement Fixed Income Fund III
--------------------------------------------
Actual Fund Return                            $1,000.00 $  976.80    0.40%    $1.96
 Hypothetical 5% Annual Return............... $1,000.00 $1,022.81    0.40%    $2.01

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed
  Income Fund II are Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of their Master Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

FUND OF FUNDS

                                               Affiliated Investment Companies
                                               -------------------------------
  Dimensional Retirement Equity Fund II.......              100.0%
  Dimensional Retirement Fixed Income Fund II.              100.0%

FIXED INCOME PORTFOLIO

   Dimensional Retirement Fixed Income Fund III
Government................................... 100.0%
                                              -----
                                              100.0%

                     DIMENSIONAL RETIREMENT EQUITY FUND II

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                            Shares   Value+
                                                            ------ ----------
  AFFILIATED INVESTMENT COMPANIES -- (99.8%)
  Investment in U.S. Core Equity 1 Portfolio of
    DFA Investment Dimensions Group Inc.................... 31,693 $  441,165
  Investment in U.S. Large Company Portfolio
    Dimensional Investment Group Inc....................... 34,797    438,794
  Investment in Large Cap International Portfolio of
    DFA Investment Dimensions Group Inc....................  9,211    191,964
  Investment in International Core Equity Portfolio of
    DFA Investment Dimensions Group Inc....................  6,196     71,622
  Investment in The Emerging Markets Series of
    The DFA Investment Trust Company.......................            57,635
  Investment in Emerging Markets Core Equity Portfolio of
    DFA Investment Dimensions Group Inc....................  1,263     25,815
                                                                   ----------
     TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
       (Cost $1,104,201)...................................         1,226,995
                                                                   ----------

  TEMPORARY CASH INVESTMENTS -- (0.2%)
  State Street Institutional Liquid Reserves (Cost $2,840).  2,840      2,840
                                                                   ----------
     TOTAL INVESTMENTS -- (100.0%)
       (Cost $1,107,041)...................................        $1,229,835
                                                                   ==========

Summary of the Fund's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                      -------------------------------------
                                       Level 1      Level 2 Level 3   Total
                                      ----------    ------- ------- ----------
     Affiliated Investment Companies. $1,226,995      --      --    $1,226,995
     Temporary Cash Investments......      2,840      --      --         2,840
                                      ----------      --      --    ----------
     TOTAL........................... $1,229,835      --      --    $1,229,835
                                      ==========      ==      ==    ==========

                See accompanying Notes to Financial Statements.

                  DIMENSIONAL RETIREMENT FIXED INCOME FUND II

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                                Shares  Value+
                                                                ------ --------
 AFFILIATED INVESTMENT COMPANIES -- (99.6%)
 Investment in DFA Inflation-Protected Securities Portfolio of
   DFA Investment Dimensions Group Inc......................... 24,445 $314,603
 Investment in DFA One-Year Fixed Income Portfolio of
   DFA Investment Dimensions Group Inc.........................  2,675   27,631
 Investment in Dimensional Retirement Fixed Income Fund III of
   DFA Investment Dimensions Group Inc.........................  1,080   11,991
                                                                       --------
    TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
      (Cost $353,795)..........................................         354,225
                                                                       --------

 TEMPORARY CASH INVESTMENTS -- (0.4%)
 State Street Institutional Liquid Reserves
   (Cost $1,305)...............................................  1,305    1,305
                                                                       --------
    TOTAL INVESTMENTS -- (100.0%)
      (Cost $355,100)..........................................        $355,530
                                                                       ========

Summary of the Fund's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        Investments in Securities (Market Value)
                                        ----------------------------------------
                                        Level 1    Level 2   Level 3    Total
                                         --------  -------   -------   --------
       Affiliated Investment Companies. $354,225     --        --      $354,225
       Temporary Cash Investments......    1,305     --        --         1,305
                                         --------    --        --      --------
       TOTAL........................... $355,530     --        --      $355,530
                                         ========    ==        ==      ========

                See accompanying Notes to Financial Statements.

                 DIMENSIONAL RETIREMENT FIXED INCOME FUND III

                            SCHEDULE OF INVESTMENTS

                                April 30, 2013
                                  (Unaudited)

                                                              Face
                                                             Amount   Value+
                                                             ------ ----------
                                                             (000)
U.S. TREASURY OBLIGATIONS -- (100.0%)
Treasury Inflation Protected Security
 0.750%, 02/15/42........................................... $1,857 $2,069,608
 0.625%, 02/15/43...........................................    676    713,312
                                                                    ----------
TOTAL U.S. TREASURY OBLIGATIONS.............................         2,782,920
                                                                    ----------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,759,044).............        $2,782,920
                                                                    ==========

Summary of the Fund's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                    -------------------------------------
                                    Level 1     Level 2   Level 3   Total
                                    -------    ---------- ------- ----------
U.S. Treasury Obligations..........   --       $2,782,920   --    $2,782,920
                                      --       ----------   --    ----------
TOTAL..............................   --       $2,782,920   --    $2,782,920
                                      ==       ==========   ==    ==========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                    Dimensional   Dimensional
                                                                      Dimensional    Retirement    Retirement
                                                                       Retirement   Fixed Income  Fixed Income
                                                                     Equity Fund II   Fund II       Fund III
                                                                     -------------- ------------  ------------
ASSETS:
Investments in Affiliated Investment Companies at Value.............  $      1,227  $        355            --
Investments at Value................................................            --            --  $      2,783
Temporary Cash Investments at Value & Cost..........................             3             1            --
Cash................................................................            --            --            23
Receivables:
  Interest..........................................................            --            --             4
  Fund Shares Sold..................................................             1            --             3
  From Advisor......................................................             4             4             1
Prepaid Expenses and Other Assets...................................             9             9            10
                                                                      ------------  ------------  ------------
     Total Assets...................................................         1,244           369         2,824
                                                                      ------------  ------------  ------------
LIABILITIES:
Payables:
Accrued Expenses and Other Liabilities..............................             7             5             5
                                                                      ------------  ------------  ------------
     Total Liabilities..............................................             7             5             5
                                                                      ------------  ------------  ------------
NET ASSETS..........................................................  $      1,237  $        364  $      2,819
                                                                      ============  ============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).............................       106,765        35,950       254,048
                                                                      ============  ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE..............................................................  $      11.59  $      10.11  $      11.10
                                                                      ============  ============  ============
Investments in Affiliated Investment Companies at Cost..............  $      1,104  $        354  $         --
                                                                      ============  ============  ============
Investments at Cost.................................................  $         --  $         --  $      2,759
                                                                      ============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital.....................................................  $      1,113  $        364  $      2,813
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................            (1)           --            10
Accumulated Net Realized Gain (Loss)................................             2            (1)          (28)
Net Unrealized Appreciation (Depreciation)..........................           123             1            24
                                                                      ------------  ------------  ------------
NET ASSETS..........................................................  $      1,237  $        364  $      2,819
                                                                      ============  ============  ============
(1) NUMBER OF SHARES AUTHORIZED.....................................   100,000,000   100,000,000   100,000,000
                                                                      ============  ============  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                            Dimensional  Dimensional
                                                                              Dimensional    Retirement   Retirement
                                                                              Retirement    Fixed Income Fixed Income
                                                                            Equity Fund II*   Fund II      Fund III
                                                                            --------------- ------------ ------------
Investment Income
  Net Investment Income Received from Affiliated Investment Companies:
    Income Distributions...................................................      $  8           $  2           --
                                                                                 ----           ----         ----
     Total Net Investment Income Received from Affiliated Investment
      Companies............................................................         8              2           --
                                                                                 ----           ----         ----
Fund Investment Income
  Interest.................................................................        --             --         $ 16
                                                                                 ----           ----         ----
     Total Fund Investment Income..........................................        --             --           16
                                                                                 ----           ----         ----
Fund Expenses
  Investment Advisory Services Fees........................................         1             --            3
  Accounting & Transfer Agent Fees.........................................         8              8           11
  Filing Fees..............................................................         4              4            4
  Shareholders' Reports....................................................         2             --            5
  Audit Fees...............................................................         2              2           --
  Organizational & Offering Costs..........................................        14             20           19
  Other....................................................................         1              1           --
                                                                                 ----           ----         ----
     Total Expenses........................................................        32             35           42
                                                                                 ----           ----         ----
  Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C)...........................................       (31)           (35)         (37)
                                                                                 ----           ----         ----
  Net Expenses.............................................................         1             --            5
                                                                                 ----           ----         ----
  Net Investment Income (Loss).............................................         7              2           11
                                                                                 ----           ----         ----
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated Investment Companies.        --              1           --
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares/Investment Securities Sold......         2             (2)         (28)
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares/Investment Securities...........       107              1          (13)
                                                                                 ----           ----         ----
  Net Realized and Unrealized Gain (Loss)..................................       109             --          (41)
                                                                                 ----           ----         ----
Net Increase (Decrease) in Net Assets Resulting from Operations............      $116           $  2         $(30)
                                                                                 ====           ====         ====

----------
* Investment Income and a portion of Realized and Unrealized Gain (Loss) were allocated from one of the Fund's Master Funds (an Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                     Dimensional Retirement Dimensional Retirement Dimensional Retirement
                                                         Equity Fund II      Fixed Income Fund II  Fixed Income Fund III
                                                     ---------------------  ---------------------  ---------------------
                                                                   Period                 Period                 Period
                                                     Six Months   March 7,  Six Months   May 16,   Six Months   March 7,
                                                        Ended    2012(a) to    Ended    2012(a) to    Ended    2012(a) to
                                                      April 30,   Oct. 31,   April 30,   Oct. 31,   April 30,   Oct. 31,
                                                        2013        2012       2013        2012       2013        2012
                                                     ----------- ---------- ----------- ---------- ----------- ----------
                                                     (Unaudited)            (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................   $    7       $  2       $  2        $         $   11       $  4
  Capital Gain Distributions Received from
   Affiliated Investment Companies..................       --         --          1          --          --         --
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares/
     Investment Securities Sold.....................        2         --         (2)         --         (28)        --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares/
     Investment Securities..........................      107         16          1          --         (13)        37
                                                       ------       ----       ----        ----      ------       ----
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................      116         18          2          --         (30)        41
                                                       ------       ----       ----        ----      ------       ----
Distributions From:
  Net Investment Income.............................       (8)        (2)        (2)         --          (3)        (2)
                                                       ------       ----       ----        ----      ------       ----
     Total Distributions............................       (8)        (2)        (2)         --          (3)        (2)
                                                       ------       ----       ----        ----      ------       ----
Capital Share Transactions (1):
  Shares Issued.....................................    1,358        226        451          37       3,133        513
  Shares Issued in Lieu of Cash Distributions.......        8          2          2          --           3          2
  Shares Redeemed...................................     (428)       (53)       (95)        (31)       (773)       (65)
                                                       ------       ----       ----        ----      ------       ----
     Net Increase (Decrease) from Capital Share
      Transactions..................................      938        175        358           6       2,363        450
                                                       ------       ----       ----        ----      ------       ----
     Total Increase (Decrease) in Net Assets........    1,046        191        358           6       2,330        489
Net Assets
  Beginning of Period...............................      191         --          6          --         489         --
                                                       ------       ----       ----        ----      ------       ----
  End of Period.....................................   $1,237       $191       $364        $  6      $2,819       $489
                                                       ======       ====       ====        ====      ======       ====
(1) Shares Issued and Redeemed:
  Shares Issued.....................................      126         24         44           4         283         49
  Shares Issued in Lieu of Cash Distributions.......        1         --         --          --          --         --
  Shares Redeemed...................................      (39)        (5)        (9)         (3)        (72)        (6)
                                                       ------       ----       ----        ----      ------       ----
     Net Increase (Decrease) from Shares
      Issued and Redeemed...........................       88         19         35           1         211         43
                                                       ======       ====       ====        ====      ======       ====
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)............................................   $   (1)      $ --       $ --        $ --      $   10       $  2

----------
See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                    Dimensional Retirement
                                                                                        Equity Fund II
                                                                              ------------------------
                                                                                                   Period
                                                                               Six Months         March 7,
                                                                                  Ended          2012(a) to
                                                                                April 30,         Oct. 31,
                                                                                  2013              2012
-----------------------------------------------------------------------------------------------------------------
                                                                               (Unaudited)
Net Asset Value, Beginning of Period.........................................   $10.24          $10.00
                                                                                ------          ------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................................     0.10            0.16
  Net Gains (Losses) on Securities (Realized and Unrealized).................     1.36            0.19
                                                                                ------          ------
   Total from Investment Operations..........................................     1.46            0.35
-----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................................    (0.11)          (0.11)
                                                                                ------          ------
   Total Distributions.......................................................    (0.11)          (0.11)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................................   $11.59          $10.24
============================================================================= ===========     ==========
Total Return.................................................................    14.38%(C)        3.54%(C)
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................................   $1,237          $  191
Ratio of Expenses to Average Net Assets......................................     0.40%(B)(D)     0.40%(B)(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of
 Expenses and/or Recovery of Previously Waived Fees).........................     7.87%(B)(D)    52.27%(B)(D)(E)
Ratio of Net Investment Income to Average Net Assets.........................     1.84%(B)        2.40%(B)(E)
Portfolio Turnover Rate......................................................      N/A             N/A
-----------------------------------------------------------------------------------------------------------------

                                                                                    Dimensional Retirement
                                                                                     Fixed Income Fund II
                                                                              ------------------------
                                                                                                   Period
                                                                               Six Months         May 16,
                                                                                  Ended          2012(a) to
                                                                                April 30,         Oct. 31,
                                                                                  2013              2012
-----------------------------------------------------------------------------------------------------------------
                                                                               (Unaudited)
Net Asset Value, Beginning of Period.........................................   $10.18         $ 10.00
                                                                                ------         -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................................     0.06            0.23
  Net Gains (Losses) on Securities (Realized and Unrealized).................    (0.05)           0.06
                                                                                ------         -------
   Total from Investment Operations..........................................     0.01            0.29
-----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................................    (0.08)          (0.11)
                                                                                ------         -------
   Total Distributions.......................................................    (0.08)          (0.11)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................................   $10.11         $ 10.18
============================================================================= ===========     ==========
Total Return.................................................................     0.15%(C)        2.87%(C)
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................................   $  364         $     6
Ratio of Expenses to Average Net Assets......................................     0.40%(B)(D)     0.40%(B)(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of
 Expenses and/or Recovery of Previously Waived Fees).........................    26.71%(B)(D)   447.64%(B)(D)(E)
Ratio of Net Investment Income to Average Net Assets.........................     1.19%(B)        5.07%(B)(E)
Portfolio Turnover Rate......................................................      N/A             N/A
-----------------------------------------------------------------------------------------------------------------

                                                                                 Dimensional Retirement
                                                                                  Fixed Income Fund III
                                                                              ----------------------
                                                                                               Period
                                                                              Six Months      March 7,
                                                                                 Ended       2012(a) to
                                                                               April 30,      Oct. 31,
                                                                                 2013           2012
-----------------------------------------------------------------------------------------------------------
                                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................................   $11.38        $10.00
                                                                                ------        ------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................................     0.06          0.12
  Net Gains (Losses) on Securities (Realized and Unrealized).................    (0.32)         1.30
                                                                                ------        ------
   Total from Investment Operations..........................................    (0.26)         1.42
-----------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................................    (0.02)        (0.04)
                                                                                ------        ------
   Total Distributions.......................................................    (0.02)        (0.04)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................................   $11.10        $11.38
============================================================================= ===========   ==========
Total Return.................................................................    (2.32)%(C)    14.23%(C)
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................................   $2,819        $  489
Ratio of Expenses to Average Net Assets......................................     0.40%(B)      0.40%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of
 Expenses and/or Recovery of Previously Waived Fees).........................     3.77%(B)     29.65%(B)(E)
Ratio of Net Investment Income to Average Net Assets.........................     1.09%(B)      1.68%(B)(E)
Portfolio Turnover Rate......................................................       59%(C)        11%(C)
-----------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, three of which, Dimensional Retirement Equity Fund II, Dimensional Retirement Fixed Income Fund II and Dimensional Retirement Fixed Income Fund III (each a "Retirement Fund" and collectively, the "Retirement Funds"), are presented in this report. The remaining operational portfolios are presented in separate reports.

   Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed Income Fund II achieve their investment objectives by primarily investing in other portfolios within IDG, Dimensional Investment Group Inc. ("DIG") and The DFA Investment Trust Company ("ITC") (collectively, the "Master Funds"). The Portfolios also invest in short-term temporary cash investments.

                                                                                                 Ownership
Fund of Funds                                Master Funds                                        at 4/30/13
-------------                                ------------                                        ----------
Dimensional Retirement Equity Fund II        U.S. Core Equity 1 Portfolio (IDG)                      --
                                             U.S. Large Company Portfolio (DIG)                      --
                                             Large Cap International Portfolio (IDG)                 --
                                             International Core Equity Portfolio (IDG)               --
                                             Emerging Markets Core Equity Portfolio (IDG)            --
                                             The Emerging Markets Series (ITC)                       --
Dimensional Retirement Fixed Income Fund II  DFA Inflation-Protected Securities Portfolio (IDG)      --
                                             DFA One-Year Fixed Income Portfolio (IDG)               --
                                             Dimensional Retirement Fixed Income Fund III (IDG)      --

   Amounts designated as -- are less than 1%

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Retirement Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Retirement Funds' own assumptions in determining the fair value of investments)

   Debt Securities held by the Retirement Funds are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees (the "Board").

   Most Master Fund shares held by Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed Income Fund II are valued at their respective daily net asset values, as these Master Funds are treated as regulated investment companies. Dimensional Retirement Equity Fund II's investment in The Emerging Markets Series, which is taxed as a partnership, reflects its proportionate interest in the net assets of the Series. These securities are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Retirement Funds' investments by each major security type is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Retirement Funds.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Retirement Funds estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Retirement Fund are directly charged. Common expenses of the Fund or Retirement Funds are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Retirement Funds and the Master Funds. For the six months ended April 30, 2013, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30% of each of the Retirement Fund's average daily net assets.

   Pursuant to an Amended and Restated Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive management fees, and in certain instances, assume certain expenses of the Retirement Funds, as described below. The Fee Waiver Agreement for the Retirement Funds will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

   With respect to Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed Income Fund II, the Advisor has contractually agreed to waive up to the full amount of each Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolios through their investment in the Master Funds (including each Portfolio's proportionate share of any management fees that a Master Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of each Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") of such class of the Portfolio so that the Portfolio Expenses do not exceed 0.40% of the average net assets of such class of the Portfolio on an annualized basis.

   With respect to Dimensional Retirement Fixed Income Fund III, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of each class of the Portfolio to the extent necessary to limit the ordinary operating expenses (not including expenses incurred through an investment in other investment companies and any applicable 12b-1 fees) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses do not exceed 0.40% of the average net assets of a class of the Portfolio on an annualized basis.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by each of the Retirement Funds are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               Dimensional Retirement Equity Fund II........ --
               Dimensional Retirement Fixed Income Fund II.. --
               Dimensional Retirement Fixed Income Fund III. --

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2013, Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed Income Fund II made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                                           Dimensional Retirement Equity Fund II
                                              ---------------------------------------------------------------
                                              Balance at Balance at                 Dividend Distributions of
Affiliated Investment Companies               10/31/2012 04/30/2013 Purchases Sales  Income   Realized Gains
-------------------------------               ---------- ---------- --------- ----- -------- ----------------
U.S. Core Equity 1 Portfolio.................    $69        $441      $462    $134    $ 3           --
U.S. Large Company Portfolio.................     69         439       464     135      3           --
Large Cap International Portfolio............     29         192       202      55      1           --
International Core Equity Portfolio..........     11          72        74      19      1           --
Emerging Markets Core Equity Portfolio.......      4          26        28       6     --           --
DFA Inflation-Protected Securities Portfolio.      5         315       396      85      2          $ 1
DFA One-Year Fixed Income Portfolio..........      1          28        33       6     --           --
Dimensional Retirement Fixed Income Fund III.     --          12        13       1     --           --

   For the six months ended April 30, 2013, Dimensional Retirement Fixed Income Fund III made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                               U.S. Government  Other Investment
                                                  Securities      Securities
 -                                             ---------------- ---------------
                                               Purchases Sales  Purchases  Sales
                                               --------- ------ ---------  -----
 Dimensional Retirement Fixed Income Fund III.  $3,620   $1,288    --       --

F. Federal Income Taxes:

   Each Retirement Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from these amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to net foreign currency gains/losses, non-deductible expenses and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                 Increase       Increase
                                                                (Decrease)     (Decrease)
                                                 Increase     Undistributed   Accumulated
                                                (Decrease)    Net Investment  Net Realized
                                              Paid-In Capital     Income     Gains (Losses)
                                              --------------- -------------- --------------
Dimensional Retirement Equity Fund II........       --              --             --
Dimensional Retirement Fixed Income Fund II..       --              --             --
Dimensional Retirement Fixed Income Fund III.       --              --             --

   The tax character of dividends and distributions declared and paid during the year October 31, 2012, were as follows (amounts in thousands):

                                              Net Investment
                                                Income and
                                                Short-Term     Long-Term
                                              Capital Gains  Capital Gains Total
                                              -------------- ------------- -----
Dimensional Retirement Equity Fund II
2012.........................................      $ 2            --        $ 2
Dimensional Retirement Fixed Income Fund II
2012.........................................       --            --         --
Dimensional Retirement Fixed Income Fund III
2012.........................................        2            --          2

   At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                              Undistributed                                Total Net
                                              Net Investment                             Distributable
                                                Income and   Undistributed                 Earnings
                                                Short-Term     Long-Term   Capital Loss  (Accumulated
                                              Capital Gains  Capital Gains Carryforwards    Losses)
                                              -------------- ------------- ------------- -------------
Dimensional Retirement Equity Fund II........       --            --            --             --
Dimensional Retirement Fixed Income Fund II..       --            --            --             --
Dimensional Retirement Fixed Income Fund III.      $ 2            --            --            $ 2

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Retirement Funds after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2012, Dimensional Retirement Fixed Income Fund III had capital loss carryforwards available to offset future realized capital gains (amounts in thousands):

                                                       Unlimited Total
                                                       --------- -----
         Dimensional Retirement Fixed Income Fund III.    --      --

   During the year ended October 31, 2012, the Retirement Funds did not utilize capital loss carryforwards.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                      Net
                                                                                   Unrealized
                                              Federal   Unrealized   Unrealized   Appreciation
                                              Tax Cost Appreciation Depreciation (Depreciation)
                                              -------- ------------ ------------ --------------
Dimensional Retirement Equity Fund II........  $1,107      $123          --           $123
Dimensional Retirement Fixed Income Fund II..     355         1          --              1
Dimensional Retirement Fixed Income Fund III.   2,759        25         $(1)            24

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Retirement Funds' tax positions and has concluded that no additional provision for income tax is required in any Retirement Funds' financial statements. The Retirement Funds are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Retirement Funds under this line of credit during the six months ended
April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Retirement Funds under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014.

   For the six months ended April 30, 2013, borrowings by the Retirement Funds under this line of credit were as follows (amounts in thousands, except percentages and days):

                                               Weighted      Weighted    Number of   Interest Maximum Amount
                                                Average      Average        Days     Expense  Borrowed During
                                             Interest Rate Loan Balance Outstanding* Incurred   The Period
                                             ------------- ------------ ------------ -------- ---------------
Dimensional Retirement Equity Fund II.......     0.93%         $ 9           4          --          $ 9
Dimensional Retirement Fixed Income Fund II.     0.89%          46           5          --           57

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2013, that each Retirement Fund's available line of credit was utilized.

   There were no outstanding borrowings by the Retirement Funds under this line of credit as of April 30, 2013.

H. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. In-Kind Redemptions:

   In accordance with guidelines described in the Retirement Funds' prospectus, the Retirement Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Retirement Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended April 30, 2013, the Retirement Funds had no in-kind redemptions.

J. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

K. Other:

   As of April 30, 2013, the following number of shareholders held the following approximate percentages of outstanding shares of the Retirement Funds. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                               Approximate
                                                                Percentage
                                                  Number of   of Outstanding
                                                 Shareholders     Shares
                                                 ------------ --------------
   Dimensional Retirement Equity Fund II........      2            100%
   Dimensional Retirement Fixed Income Fund II..      2            100%
   Dimensional Retirement Fixed Income Fund III.      2             99%

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Retirement Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 14, 2012 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and a Fund's sub-advisory agreements. Dimensional Fund Advisors Ltd. or DFA Australia Limited serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services that are provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent the Fund's operational requirements and met the needs of the shareholders of the Fund.

   The Board also noted that, as each Fund only recently commenced investment operations, there was very limited investment performance for either the Funds or the Advisor in managing the Funds for the Board to evaluate. Furthermore, the Board noted that because of the limited operational history of the Funds the Board could not evaluate profitability.

   The Board also considered the fees and expenses for each Fund, and compared the fees charged to each Fund by the Advisor to the fees charged by the Advisor to other relevant investment portfolios managed by the Advisor, and to the fees charged other mutual funds managed by third parties for comparable services. The Board concluded, among other things, that the advisory fee and total expenses of each Fund appeared to compare favorably to peer mutual funds managed by others and to other investment portfolios managed by the Advisor, and that the advisory fee for each Fund was fair, both on an absolute basis and in comparison with other funds. The Board also noted that the Advisor had agreed to contractual fee waiver arrangements to limit the expenses of each Fund. The Board also concluded that, given each Fund's limited operational history, economies of scale and the reflection of such economies of scale in the level of advisory fee charged were inapplicable to each Fund at the present time.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-034S

[LOGO]

SEMI-ANNUAL REPORT
period ended: April 30, 2013 (Unaudited)

DFA Investment Dimensions Group Inc.
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2013

Dear Fellow Shareholder,

Working to understand the needs of clients has always been among our most important objectives at Dimensional. We believe that our ability to provide investment solutions has helped Dimensional become a trusted partner and resource for our clients. We've worked hard to build trust and have earned many long-standing client relationships. This demonstrates our commitment to client service, the stability of our organization, the breadth of our strategies, and the consistency of our investment approach. We believe that focusing on helping clients pursue their investment goals will benefit our clients as well as Dimensional.

Sincerely,

/s/

David G. Booth
CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                         Page
                                                                         ----
  Letter to Shareholders
  Definitions of Abbreviations and Footnotes............................   1
  Disclosure of Fund Expenses...........................................   2
  Disclosure of Portfolio Holdings......................................   4
  Summary Schedules of Portfolio Holdings
     U.S. Large Cap Growth Portfolio....................................   5
     U.S. Small Cap Growth Portfolio....................................   8
     International Large Cap Growth Portfolio...........................  11
     International Small Cap Growth Portfolio...........................  14
  Statements of Assets and Liabilities..................................  18
  Statements of Operations..............................................  19
  Statements of Changes in Net Assets...................................  20
  Financial Highlights..................................................  21
  Notes to Financial Statements.........................................  23
  Voting Proxies on Fund Portfolio Securities...........................  32
  Board Approval of Investment Advisory Agreements......................  33

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
FNMA    Federal National Mortgage Association
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities"
        are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^^      Security segregated as collateral for the Open Futures Contracts.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

FINANCIAL HIGHLIGHTS
--------------------
(A)     Computed using average shares outstanding.
(B)     Annualized
(C)     Non-Annualized
(D)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable.

                                            Six Months Ended April 30, 2013
   EXPENSE TABLES
                                     Beginning  Ending              Expenses
                                      Account  Account   Annualized   Paid
                                       Value    Value     Expense    During
                                     11/01/12  04/30/13    Ratio     Period
                                     --------- --------- ---------- --------
   U.S. Large Cap Growth Portfolio*
   --------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,116.00    0.20%    $0.76
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.80    0.20%    $1.00

   U.S. Small Cap Growth Portfolio*
   --------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,110.50    0.40%    $1.51
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,022.81    0.40%    $2.01

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                           Beginning  Ending              Expenses
                                            Account  Account   Annualized   Paid
                                             Value    Value     Expense    During
                                           11/01/12  04/30/13    Ratio     Period
                                           --------- --------- ---------- --------
International Large Cap Growth Portfolio*
-----------------------------------------
Actual Fund Return
 Institutional Class Shares............... $1,000.00 $1,084.60    0.29%    $1.08
Hypothetical 5% Annual Return
 Institutional Class Shares............... $1,000.00 $1,023.36    0.29%    $1.45

International Small Cap Growth Portfolio*
-----------------------------------------
Actual Fund Return
 Institutional Class Shares............... $1,000.00 $1,113.30    0.54%    $2.05
Hypothetical 5% Annual Return
 Institutional Class Shares............... $1,000.00 $1,022.12    0.54%    $2.71

----------

* U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio commenced operations on December 20, 2012. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (131 days), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2013 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (UNAUDITED)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 27, 2013. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

          U.S. LARGE CAP GROWTH PORTFOLIO
Consumer Discretionary.......................  23.4%
Consumer Staples.............................  16.6%
Energy.......................................   2.3%
Financials...................................   3.4%
Health Care..................................  11.5%
Industrials..................................  16.2%
Information Technology.......................  19.2%
Materials....................................   6.2%
Telecommunication Services...................   0.9%
Utilities....................................   0.3%
                                              -----
                                              100.0%

          U.S. SMALL CAP GROWTH PORTFOLIO
Consumer Discretionary.......................  23.1%
Consumer Staples.............................   4.8%
Energy.......................................   3.6%
Financials...................................   6.5%
Health Care..................................  13.5%
Industrials..................................  22.4%
Information Technology.......................  19.4%
Materials....................................   5.9%
Telecommunication Services...................   0.8%
                                              -----
                                              100.0%

     INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
Consumer Discretionary.......................  20.1%
Consumer Staples.............................  12.9%
Energy.......................................   4.1%
Financials...................................   7.2%
Health Care..................................  13.3%
Industrials..................................  16.6%
Information Technology.......................   5.9%
Materials....................................  11.6%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   8.0%
Utilities....................................   0.3%
                                              -----
                                              100.0%

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
              Consumer Discretionary.......................  22.5%
              Consumer Staples.............................   6.3%
              Energy.......................................   4.3%
              Financials...................................   5.1%
              Health Care..................................   6.8%
              Industrials..................................  28.1%
              Information Technology.......................  13.9%
              Materials....................................   7.9%
              Telecommunication Services...................   4.1%
              Utilities....................................   1.0%
                                                            -----
                                                            100.0%

                        U.S. LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2013
                                  (UNAUDITED)

                                                               PERCENTAGE
                                          SHARES   VALUE+    OF NET ASSETS**
                                          ------   ------    ---------------
   COMMON STOCKS -- (58.5%)
   Consumer Discretionary -- (13.7%)
   #*  Amazon.com, Inc...................  2,243 $   569,296            0.6%
   *   Dollar Tree, Inc..................  9,810     466,564            0.5%
   #   Ford Motor Co..................... 63,853     875,425            0.9%
       Home Depot, Inc. (The)............ 27,490   2,016,392            2.1%
       Lowe's Cos., Inc.................. 13,383     514,175            0.5%
   #   McDonald's Corp................... 18,557   1,895,412            2.0%
   #   Nordstrom, Inc....................  8,506     481,355            0.5%
   *   O'Reilly Automotive, Inc..........  4,806     515,780            0.5%
   #   Starbucks Corp....................  9,244     562,405            0.6%
       TJX Cos., Inc..................... 13,495     658,151            0.7%
   #   Viacom, Inc. Class B..............  8,213     525,550            0.6%
   #   Yum! Brands, Inc..................  7,962     542,371            0.6%
       Other Securities..................         12,010,508           12.7%
                                                 -----------           -----
   Total Consumer Discretionary..........         21,633,384           22.8%
                                                 -----------           -----
   Consumer Staples -- (9.7%)
   #   Altria Group, Inc................. 37,193   1,357,916            1.4%
   #   Clorox Co. (The)..................  5,655     487,744            0.5%
       Coca-Cola Co. (The)............... 24,742   1,047,329            1.1%
       Colgate-Palmolive Co..............  8,660   1,034,091            1.1%
       Costco Wholesale Corp.............  5,383     583,679            0.6%
   #   Kimberly-Clark Corp...............  7,158     738,634            0.8%
       Kraft Foods Group, Inc............ 13,909     716,174            0.8%
       PepsiCo, Inc...................... 19,033   1,569,652            1.6%
       Philip Morris International, Inc..  9,334     892,237            0.9%
       Wal-Mart Stores, Inc.............. 30,464   2,367,662            2.5%
       Other Securities..................          4,561,203            4.8%
                                                 -----------           -----
   Total Consumer Staples................         15,356,321           16.1%
                                                 -----------           -----
   Energy -- (1.4%)
       Schlumberger, Ltd.................  8,236     613,005            0.6%
       Other Securities..................          1,535,635            1.6%
                                                 -----------           -----
   Total Energy..........................          2,148,640            2.2%
                                                 -----------           -----
   Financials -- (2.0%)
       American Express Co............... 13,566     928,050            1.0%
   #   Moody's Corp......................  9,655     587,507            0.6%
       Other Securities..................          1,635,671            1.7%
                                                 -----------           -----
   Total Financials......................          3,151,228            3.3%
                                                 -----------           -----
   Health Care -- (6.7%)
       Baxter International, Inc......... 10,055     702,543            0.7%
   #   Eli Lilly & Co.................... 12,595     697,511            0.7%
   #*  Gilead Sciences, Inc.............. 16,881     854,854            0.9%
       Johnson & Johnson................. 34,485   2,939,156            3.1%
   #*  Mylan, Inc........................ 17,079     497,170            0.5%
       Other Securities..................          4,924,975            5.3%
                                                 -----------           -----
   Total Health Care.....................         10,616,209           11.2%
                                                 -----------           -----
   Industrials -- (9.5%)
   #   3M Co............................. 12,130   1,270,132            1.3%
       Boeing Co. (The).................. 13,293   1,215,113            1.3%
   #   Caterpillar, Inc.................. 16,082   1,361,663            1.4%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                   SHARES       VALUE+    OF NET ASSETS**
                                                   ------       ------    ---------------
Industrials -- (Continued)
#     Deere & Co.................................      6,848 $    611,526            0.6%
#     Emerson Electric Co........................     12,362      686,215            0.7%
#     Rockwell Automation, Inc...................      6,036      511,732            0.5%
#*    United Continental Holdings, Inc...........     14,363      463,925            0.5%
#     United Parcel Service, Inc. Class B........     13,428    1,152,660            1.2%
#     United Technologies Corp...................     10,743      980,729            1.0%
*     Verisk Analytics, Inc. Class A.............      7,260      444,965            0.5%
      Other Securities...........................               6,243,073            6.7%
                                                             ------------          ------
Total Industrials................................              14,941,733           15.7%
                                                             ------------          ------
Information Technology -- (11.2%)
      Accenture P.L.C. Class A...................     12,030      979,723            1.0%
#     Apple, Inc.................................      2,298    1,017,440            1.1%
#     International Business Machines Corp.......     19,213    3,891,401            4.1%
      Mastercard, Inc. Class A...................      1,965    1,086,508            1.1%
#     Microsoft Corp.............................    117,336    3,883,822            4.1%
      Oracle Corp................................     38,556    1,263,866            1.3%
#     Seagate Technology P.L.C...................     15,495      568,667            0.6%
#     Texas Instruments, Inc.....................     13,629      493,506            0.5%
      Other Securities...........................               4,578,252            4.9%
                                                             ------------          ------
Total Information Technology.....................              17,763,185           18.7%
                                                             ------------          ------
Materials -- (3.6%)
#     Eastman Chemical Co........................      6,648      443,089            0.5%
      EI du Pont de Nemours & Co.................     11,526      628,282            0.7%
      Other Securities...........................               4,696,877            4.9%
                                                             ------------          ------
Total Materials..................................               5,768,248            6.1%
                                                             ------------          ------
Telecommunication Services -- (0.5%)
      Other Securities...........................                 822,180            0.9%
                                                             ------------          ------
Utilities -- (0.2%)
      Other Securities...........................                 259,779            0.3%
                                                             ------------          ------
TOTAL COMMON STOCKS..............................              92,460,907           97.3%
                                                             ------------          ------

TEMPORARY CASH INVESTMENTS -- (26.9%)
      State Street Institutional Liquid Reserves. 42,455,717   42,455,717           44.7%
                                                             ------------          ------

                                                   SHARES/
                                                    FACE
                                                   AMOUNT
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (14.6%)
(S)@  DFA Short Term Investment Fund.............  2,001,860   23,161,519           24.4%
                                                             ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $155,217,311)..........................              $158,078,143          166.4%
                                                             ============          ======

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ----------- ------- ------------
  Common Stocks
    Consumer Discretionary...... $ 21,633,384          --   --    $ 21,633,384
    Consumer Staples............   15,356,321          --   --      15,356,321
    Energy......................    2,148,640          --   --       2,148,640
    Financials..................    3,151,228          --   --       3,151,228
    Health Care.................   10,616,209          --   --      10,616,209
    Industrials.................   14,941,733          --   --      14,941,733
    Information Technology......   17,763,185          --   --      17,763,185
    Materials...................    5,768,248          --   --       5,768,248
    Telecommunication Services..      822,180          --   --         822,180
    Utilities...................      259,779          --   --         259,779
  Temporary Cash Investments....   42,455,717          --   --      42,455,717
  Securities Lending Collateral.           -- $23,161,519   --      23,161,519
                                 ------------ -----------   --    ------------
  TOTAL......................... $134,916,624 $23,161,519   --    $158,078,143
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2013
                                  (UNAUDITED)

                                                                         PERCENTAGE
                                                    SHARES   VALUE+    OF NET ASSETS**
                                                    ------   ------    ---------------
COMMON STOCKS -- (57.3%)
Consumer Discretionary -- (13.2%)
#*  Bally Technologies, Inc........................  7,872 $   419,420            0.6%
#*  Big Lots, Inc.................................. 11,025     401,531            0.6%
#   Cheesecake Factory, Inc. (The)................. 10,029     399,355            0.6%
    Cracker Barrel Old Country Store, Inc..........  4,287     354,706            0.5%
#   Guess?, Inc.................................... 14,233     393,969            0.6%
#*  Lumber Liquidators Holdings, Inc...............  5,173     423,979            0.6%
#   Sotheby's...................................... 12,992     460,956            0.7%
*   Steven Madden, Ltd.............................  7,280     354,026            0.5%
*   Tenneco, Inc................................... 11,530     445,865            0.7%
#   Thor Industries, Inc........................... 10,101     374,646            0.6%
    Vail Resorts, Inc..............................  6,838     412,331            0.6%
#   Wolverine World Wide, Inc......................  9,539     455,678            0.7%
    Other Securities...............................          9,705,142           14.2%
                                                           -----------           -----
Total Consumer Discretionary.......................         14,601,604           21.5%
                                                           -----------           -----
Consumer Staples -- (2.7%)
#   Casey's General Stores, Inc....................  7,299     422,685            0.6%
    Other Securities...............................          2,586,050            3.8%
                                                           -----------           -----
Total Consumer Staples.............................          3,008,735            4.4%
                                                           -----------           -----
Energy -- (2.1%)
    Delek US Holdings, Inc......................... 11,181     403,522            0.6%
*   Rosetta Resources, Inc......................... 10,023     430,087            0.6%
    Other Securities...............................          1,437,585            2.1%
                                                           -----------           -----
Total Energy.......................................          2,271,194            3.3%
                                                           -----------           -----
Financials -- (3.7%)
#   Bank of Hawaii Corp............................  8,541     407,320            0.6%
*   Credit Acceptance Corp.........................  3,856     386,872            0.6%
#   Federated Investors, Inc. Class B.............. 19,885     456,560            0.7%
    Other Securities...............................          2,868,367            4.2%
                                                           -----------           -----
Total Financials...................................          4,119,119            6.1%
                                                           -----------           -----
Health Care -- (7.7%)
*   Charles River Laboratories International, Inc..  9,175     399,021            0.6%
*   Haemonetics Corp...............................  9,833     378,571            0.6%
    Hill-Rom Holdings, Inc......................... 11,490     391,464            0.6%
#*  HMS Holdings Corp.............................. 16,576     417,881            0.6%
*   Medicines Co. (The)............................ 10,401     351,138            0.5%
*   Myriad Genetics, Inc........................... 15,344     427,330            0.6%
#   Owens & Minor, Inc............................. 12,054     392,599            0.6%
*   PAREXEL International Corp..................... 11,071     453,357            0.7%
    Techne Corp....................................  5,316     340,968            0.5%
    Other Securities...............................          4,963,785            7.2%
                                                           -----------           -----
Total Health Care..................................          8,516,114           12.5%
                                                           -----------           -----
Industrials -- (12.8%)
    Applied Industrial Technologies, Inc...........  8,018     338,760            0.5%
*   Beacon Roofing Supply, Inc.....................  9,228     351,864            0.5%
    Con-way, Inc................................... 10,664     360,443            0.5%
    Corporate Executive Board Co. (The)............  6,256     352,588            0.5%
    Deluxe Corp....................................  9,670     368,814            0.5%
*   DigitalGlobe, Inc.............................. 14,027     409,448            0.6%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                                   SHARES       VALUE+    OF NET ASSETS**
                                                   ------       ------    ---------------
Industrials -- (Continued)
#*    MasTec, Inc................................     14,586 $    405,491            0.6%
      RR Donnelley & Sons Co.....................     34,343      422,762            0.6%
*     Spirit Airlines, Inc.......................     13,812      368,780            0.5%
      Other Securities...........................              10,751,573           16.0%
                                                             ------------          ------
Total Industrials................................              14,130,523           20.8%
                                                             ------------          ------
Information Technology -- (11.2%)
*     ACI Worldwide, Inc.........................      7,513      353,186            0.5%
      Anixter International, Inc.................      6,154      441,488            0.7%
#     Diebold, Inc...............................     12,045      352,798            0.5%
*     Hittite Microwave Corp.....................      6,008      337,109            0.5%
#     j2 Global, Inc.............................      8,751      356,166            0.5%
      Lender Processing Services, Inc............     16,170      448,556            0.7%
      Mentor Graphics Corp.......................     21,475      392,133            0.6%
#     Plantronics, Inc...........................      8,112      355,468            0.5%
*     Tyler Technologies, Inc....................      5,984      378,428            0.6%
*     ValueClick, Inc............................     14,488      447,100            0.7%
*     Zebra Technologies Corp. Class A...........      8,130      379,265            0.6%
      Other Securities...........................               8,054,995           11.7%
                                                             ------------          ------
Total Information Technology.....................              12,296,692           18.1%
                                                             ------------          ------
Materials -- (3.4%)
      HB Fuller Co...............................      9,584      363,234            0.5%
      PolyOne Corp...............................     18,930      426,493            0.6%
#     Worthington Industries, Inc................     13,429      432,145            0.6%
      Other Securities...........................               2,524,276            3.8%
                                                             ------------          ------
Total Materials..................................               3,746,148            5.5%
                                                             ------------          ------
Telecommunication Services -- (0.5%)
      Other Securities...........................                 505,971            0.7%
                                                             ------------          ------
TOTAL COMMON STOCKS..............................              63,196,100           92.9%
                                                             ------------          ------

TEMPORARY CASH INVESTMENTS -- (36.9%)
^^    State Street Institutional Liquid Reserves. 40,723,447   40,723,447           59.9%
                                                             ------------          ------

                                                   SHARES/
                                                    FACE
                                                   AMOUNT
                                                   -------
                                                    (000)
SECURITIES LENDING COLLATERAL -- (5.8%)
(S)@  DFA Short Term Investment Fund.............    546,703    6,325,351            9.3%
                                                             ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $108,813,863)..........................              $110,244,898          162.1%
                                                             ============          ======

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    --------------------------------------------
                                      LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                    ------------ ---------- ------- ------------
Common Stocks
 Consumer Discretionary............ $ 14,601,604         --   --    $ 14,601,604
 Consumer Staples..................    3,008,735         --   --       3,008,735
 Energy............................    2,271,194         --   --       2,271,194
 Financials........................    4,119,119         --   --       4,119,119
 Health Care.......................    8,516,114         --   --       8,516,114
 Industrials.......................   14,130,523         --   --      14,130,523
 Information Technology............   12,296,692         --   --      12,296,692
 Materials.........................    3,746,148         --   --       3,746,148
 Telecommunication Services........      505,971         --   --         505,971
Temporary Cash Investments.........   40,723,447         --   --      40,723,447
Securities Lending Collateral......           -- $6,325,351   --       6,325,351
Futures Contracts**................        6,107         --   --           6,107
                                    ------------ ----------   --    ------------
TOTAL.............................. $103,925,654 $6,325,351   --    $110,251,005
                                    ============ ==========   ==    ============

  **Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2013
                                  (UNAUDITED)

                                                                     PERCENTAGE
                                                 SHARES  VALUE++   OF NET ASSETS**
                                                 ------  -------   ---------------
COMMON STOCKS -- (90.9%)
AUSTRALIA -- (7.2%)
    BHP Billiton, Ltd. Sponsored ADR............  6,422 $  431,687            2.2%
    Brambles, Ltd............................... 14,603    132,212            0.7%
    Insurance Australia Group, Ltd.............. 24,331    146,900            0.7%
    Telstra Corp., Ltd.......................... 22,079    114,033            0.6%
    Woolworths, Ltd.............................  3,337    126,036            0.6%
    Other Securities............................           592,124            3.0%
                                                        ----------           -----
TOTAL AUSTRALIA.................................         1,542,992            7.8%
                                                        ----------           -----

AUSTRIA -- (0.2%)
    Other Securities............................            38,179            0.2%
                                                        ----------           -----

CANADA -- (10.4%)
    Canadian National Railway Co................  1,501    147,068            0.7%
    Canadian Oil Sands, Ltd.....................  5,800    113,933            0.6%
    Potash Corp. of Saskatchewan, Inc...........  2,404    101,208            0.5%
    Royal Bank of Canada........................  4,099    247,580            1.3%
*   Valeant Pharmaceuticals International, Inc..  4,010    305,081            1.5%
    Other Securities............................         1,308,478            6.6%
                                                        ----------           -----
TOTAL CANADA....................................         2,223,348           11.2%
                                                        ----------           -----

FINLAND -- (0.5%)
    Other Securities............................           112,822            0.6%
                                                        ----------           -----

FRANCE -- (8.2%)
    Air Liquide SA..............................  1,311    166,099            0.8%
    Alstom SA...................................  3,082    126,572            0.6%
#   Carrefour SA................................  4,006    118,975            0.6%
    Essilor International SA....................  1,167    131,489            0.7%
    Other Securities............................         1,205,705            6.1%
                                                        ----------           -----
TOTAL FRANCE....................................         1,748,840            8.8%
                                                        ----------           -----

GERMANY -- (6.4%)
#   BASF SE.....................................  2,116    198,084            1.0%
#   Bayer AG....................................  3,067    320,644            1.6%
    Deutsche Boerse AG..........................  1,952    121,992            0.6%
    Fresenius SE & Co. KGaA.....................  1,225    153,680            0.8%
    Siemens AG..................................  1,904    198,943            1.0%
    Other Securities............................           371,930            1.9%
                                                        ----------           -----
TOTAL GERMANY...................................         1,365,273            6.9%
                                                        ----------           -----

HONG KONG -- (2.9%)
#   Hong Kong Exchanges and Clearing, Ltd.......  5,300     89,319            0.5%
    Other Securities............................           539,107            2.7%
                                                        ----------           -----
TOTAL HONG KONG.................................           628,426            3.2%
                                                        ----------           -----

IRELAND -- (0.2%)
    Other Securities............................            46,554            0.2%
                                                        ----------           -----

ISRAEL -- (0.3%)
    Other Securities............................            74,098            0.4%
                                                        ----------           -----

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                                   SHARES  VALUE++   OF NET ASSETS**
                                                   ------  -------   ---------------
ITALY -- (1.6%)
    Eni SpA Sponsored ADR.........................  3,010 $  143,908            0.7%
    Other Securities..............................           203,577            1.0%
                                                          ----------           -----
TOTAL ITALY.......................................           347,485            1.7%
                                                          ----------           -----
JAPAN -- (19.0%)
    Canon, Inc....................................  3,900    140,262            0.7%
    Fast Retailing Co., Ltd.......................    300    110,014            0.5%
    Hitachi, Ltd.................................. 21,000    134,208            0.7%
    Honda Motor Co., Ltd..........................  2,900    115,717            0.6%
    Japan Tobacco, Inc............................  3,300    124,744            0.6%
    Komatsu, Ltd..................................  3,200     87,674            0.4%
    Nissan Motor Co., Ltd.........................  8,700     90,761            0.4%
#   Softbank Corp.................................  3,200    158,701            0.8%
    Toyota Motor Corp. Sponsored ADR..............  3,583    416,703            2.1%
    Other Securities..............................         2,686,488           13.7%
                                                          ----------           -----
TOTAL JAPAN.......................................         4,065,272           20.5%
                                                          ----------           -----
NETHERLANDS -- (2.1%)
#   Reed Elsevier NV..............................  8,318    135,008            0.7%
    Other Securities..............................           313,035            1.5%
                                                          ----------           -----
TOTAL NETHERLANDS.................................           448,043            2.2%
                                                          ----------           -----
NORWAY -- (0.7%)
    Other Securities..............................           153,129            0.8%
                                                          ----------           -----
SINGAPORE -- (1.5%)
    Other Securities..............................           320,710            1.6%
                                                          ----------           -----
SPAIN -- (2.7%)
    Telefonica SA................................. 18,928    277,150            1.4%
    Other Securities..............................           292,817            1.5%
                                                          ----------           -----
TOTAL SPAIN.......................................           569,967            2.9%
                                                          ----------           -----
SWEDEN -- (2.7%)
#   Hennes & Mauritz AB Class B...................  2,711     96,278            0.5%
    Other Securities..............................           475,448            2.4%
                                                          ----------           -----
TOTAL SWEDEN......................................           571,726            2.9%
                                                          ----------           -----
SWITZERLAND -- (6.1%)
    Cie Financiere Richemont SA Class A...........  3,149    254,844            1.3%
    Roche Holding AG..............................  2,313    579,037            2.9%
    Syngenta AG...................................    444    189,818            1.0%
    Other Securities..............................           277,755            1.4%
                                                          ----------           -----
TOTAL SWITZERLAND.................................         1,301,454            6.6%
                                                          ----------           -----
UNITED KINGDOM -- (18.2%)
    AstraZeneca P.L.C. Sponsored ADR..............  2,836    147,245            0.7%
    BHP Billiton P.L.C. ADR.......................  3,237    182,988            0.9%
    British American Tobacco P.L.C. Sponsored ADR.  2,858    317,295            1.6%
    British Sky Broadcasting Group P.L.C..........  7,011     91,884            0.5%
    BT Group P.L.C................................ 53,311    229,217            1.2%
    BT Group P.L.C. Sponsored ADR.................  3,826    164,556            0.8%
    Compass Group P.L.C...........................  7,299     96,128            0.5%
    Diageo P.L.C. Sponsored ADR...................  1,930    235,846            1.2%
    GlaxoSmithKline P.L.C. Sponsored ADR..........  7,429    383,634            1.9%
    Imperial Tobacco Group P.L.C.................. 10,561    377,617            1.9%
    Next P.L.C....................................  1,692    114,695            0.6%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                        SHARES    VALUE++   OF NET ASSETS**
                                                                        ------    -------   ---------------
UNITED KINGDOM -- (Continued)
      Reed Elsevier P.L.C..............................................  12,881 $   150,596            0.8%
      Rio Tinto P.L.C. Sponsored ADR...................................   3,182     146,563            0.7%
      Unilever P.L.C. Sponsored ADR....................................   3,928     170,161            0.9%
      Other Securities.................................................           1,079,445            5.4%
                                                                                -----------          ------
TOTAL UNITED KINGDOM...................................................           3,887,870           19.6%
                                                                                -----------          ------
TOTAL COMMON STOCKS....................................................          19,446,188           98.1%
                                                                                -----------          ------

RIGHTS/WARRANTS -- (0.0%)
NETHERLANDS -- (0.0%)
      Other Securities.................................................               1,795            0.0%
                                                                                -----------          ------

                                                                        SHARES/
                                                                         FACE
                                                                        AMOUNT    VALUE+
                                                                        -------   ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@  DFA Short Term Investment Fund...................................  86,430   1,000,000            5.0%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $940,078 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $960,798) to be repurchased at $941,963...............    $942     941,959            4.8%
                                                                                -----------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................           1,941,959            9.8%
                                                                                -----------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $20,321,340).................................................           $21,389,942          107.9%
                                                                                ===========          ======

Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ------------------------------------------
                                     LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                    ---------- ----------- ------- -----------
Common Stocks
 Australia......................... $  431,687 $ 1,111,305   --    $ 1,542,992
 Austria...........................         --      38,179   --         38,179
 Canada............................  2,223,348          --   --      2,223,348
 Finland...........................         --     112,822   --        112,822
 France............................         --   1,748,840   --      1,748,840
 Germany...........................     33,936   1,331,337   --      1,365,273
 Hong Kong.........................         --     628,426   --        628,426
 Ireland...........................         --      46,554   --         46,554
 Israel............................         --      74,098   --         74,098
 Italy.............................    143,908     203,577   --        347,485
 Japan.............................    416,703   3,648,569   --      4,065,272
 Netherlands.......................         --     448,043   --        448,043
 Norway............................     10,585     142,544   --        153,129
 Singapore.........................         --     320,710   --        320,710
 Spain.............................         --     569,967   --        569,967
 Sweden............................         --     571,726   --        571,726
 Switzerland.......................         --   1,301,454   --      1,301,454
 United Kingdom....................  1,778,721   2,109,149   --      3,887,870
Rights/Warrants
 Netherlands.......................         --       1,795   --          1,795
Securities Lending Collateral......         --   1,941,959   --      1,941,959
                                    ---------- -----------   --    -----------
TOTAL.............................. $5,038,888 $16,351,054   --    $21,389,942
                                    ========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2013
                                  (UNAUDITED)

                                                                 PERCENTAGE
                                             SHARES  VALUE++   OF NET ASSETS**
                                             ------  -------   ---------------
 COMMON STOCKS -- (89.2%)
 AUSTRALIA -- (6.4%)
     DuluxGroup, Ltd........................ 14,708 $   71,595            0.3%
 #   Monadelphous Group, Ltd................  4,527     98,369            0.5%
 #   Myer Holdings, Ltd..................... 28,474     94,835            0.4%
     Other Securities.......................         1,142,407            5.8%
                                                    ----------            ----
 TOTAL AUSTRALIA............................         1,407,206            7.0%
                                                    ----------            ----

 AUSTRIA -- (0.9%)
     Other Securities.......................           195,329            1.0%
                                                    ----------            ----

 BELGIUM -- (0.8%)
     Other Securities.......................           180,165            0.9%
                                                    ----------            ----

 CANADA -- (8.8%)
     Alamos Gold, Inc.......................  6,000     83,796            0.4%
 *   Imax Corp..............................  2,800     71,567            0.4%
     MacDonald Dettwiler & Associates, Ltd..  1,000     72,232            0.4%
 #   Mullen Group, Ltd......................  3,400     73,774            0.4%
 #   Northland Power, Inc...................  3,700     71,800            0.4%
     Stantec, Inc...........................  2,000     85,523            0.4%
     Toromont Industries, Ltd...............  3,200     70,515            0.4%
     Other Securities.......................         1,406,378            6.9%
                                                    ----------            ----
 TOTAL CANADA...............................         1,935,585            9.7%
                                                    ----------            ----

 DENMARK -- (1.0%)
     GN Store Nord A.S......................  5,526    101,067            0.5%
     Other Securities.......................           128,232            0.6%
                                                    ----------            ----
 TOTAL DENMARK..............................           229,299            1.1%
                                                    ----------            ----

 FINLAND -- (2.5%)
     Elisa Oyj..............................  6,935    131,543            0.7%
 #   Outotec Oyj............................  7,874    115,196            0.6%
     Other Securities.......................           309,642            1.5%
                                                    ----------            ----
 TOTAL FINLAND..............................           556,381            2.8%
                                                    ----------            ----

 FRANCE -- (3.4%)
 #   Ingenico...............................  1,626    109,233            0.5%
 #   Neopost SA.............................  1,311     86,418            0.4%
     Other Securities.......................           539,502            2.8%
                                                    ----------            ----
 TOTAL FRANCE...............................           735,153            3.7%
                                                    ----------            ----

 GERMANY -- (4.1%)
     Gerresheimer AG........................  1,381     78,908            0.4%
 #   Software AG............................  2,831     99,214            0.5%
     Other Securities.......................           714,619            3.5%
                                                    ----------            ----
 TOTAL GERMANY..............................           892,741            4.4%
                                                    ----------            ----

 HONG KONG -- (1.9%)
     Other Securities.......................           411,315            2.0%
                                                    ----------            ----

 IRELAND -- (1.1%)
     DCC P.L.C..............................  3,137    114,748            0.6%
     Other Securities.......................           118,397            0.6%
                                                    ----------            ----
 TOTAL IRELAND..............................           233,145            1.2%
                                                    ----------            ----

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                               PERCENTAGE
                                           SHARES  VALUE++   OF NET ASSETS**
                                           ------  -------   ---------------

    ISRAEL -- (0.6%)
        Other Securities..................        $  124,720            0.6%
                                                  ----------           -----

    ITALY -- (2.5%)
        Azimut Holding SpA................  4,667     86,858            0.4%
        Other Securities..................           468,546            2.4%
                                                  ----------           -----
    TOTAL ITALY...........................           555,404            2.8%
                                                  ----------           -----

    JAPAN -- (20.2%)
        Other Securities..................         4,419,341           22.1%
                                                  ----------           -----

    NETHERLANDS -- (2.0%)
        ASM International NV..............  2,114     70,615            0.3%
        Nutreco NV........................  1,449    137,780            0.7%
        Other Securities..................           224,854            1.2%
                                                  ----------           -----
    TOTAL NETHERLANDS.....................           433,249            2.2%
                                                  ----------           -----

    NEW ZEALAND -- (0.8%)
        SKYCITY Entertainment Group, Ltd.. 24,016     91,865            0.4%
        Other Securities..................            72,693            0.4%
                                                  ----------           -----
    TOTAL NEW ZEALAND.....................           164,558            0.8%
                                                  ----------           -----

    NORWAY -- (1.0%)
        Other Securities..................           220,881            1.1%
                                                  ----------           -----

    PORTUGAL -- (0.3%)
        Other Securities..................            72,242            0.4%
                                                  ----------           -----

    SINGAPORE -- (1.2%)
        Other Securities..................           257,103            1.3%
                                                  ----------           -----

    SPAIN -- (2.2%)
    #   Bolsas y Mercados Espanoles SA....  2,810     76,270            0.4%
    *   Jazztel P.L.C.....................  9,315     70,036            0.3%
        Viscofan SA.......................  1,999    103,878            0.5%
        Other Securities..................           226,791            1.2%
                                                  ----------           -----
    TOTAL SPAIN...........................           476,975            2.4%
                                                  ----------           -----

    SWEDEN -- (3.0%)
    #   JM AB.............................  3,278     73,825            0.4%
        Modern Times Group AB Class B.....  1,650     70,818            0.4%
        Other Securities..................           517,635            2.5%
                                                  ----------           -----
    TOTAL SWEDEN..........................           662,278            3.3%
                                                  ----------           -----

    SWITZERLAND -- (4.4%)
    *   Dufry AG..........................    991    132,024            0.7%
        OC Oerlikon Corp. AG..............  6,796     78,666            0.4%
        Other Securities..................           761,133            3.7%
                                                  ----------           -----
    TOTAL SWITZERLAND.....................           971,823            4.8%
                                                  ----------           -----

    UNITED KINGDOM -- (20.1%)
        AMEC P.L.C........................ 10,585    166,861            0.8%
        Ashmore Group P.L.C............... 13,723     85,230            0.4%
        Ashtead Group P.L.C............... 22,195    202,983            1.0%
        Cobham P.L.C...................... 30,906    120,407            0.6%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                              PERCENTAGE
                                                                        SHARES    VALUE++   OF NET ASSETS**
                                                                        ------    -------   ---------------

UNITED KINGDOM -- (Continued)
      Daily Mail & General Trust P.L.C.................................  12,644 $   135,120            0.7%
      Filtrona P.L.C...................................................   6,543      71,959            0.4%
      Halma P.L.C......................................................  16,529     128,674            0.6%
      Hays P.L.C.......................................................  61,999      90,152            0.5%
      Howden Joinery Group P.L.C.......................................  27,356     105,796            0.5%
      IG Group Holdings P.L.C..........................................  15,465     129,531            0.6%
      Inmarsat P.L.C...................................................  14,736     165,637            0.8%
      Invensys P.L.C...................................................  35,368     211,750            1.1%
      Ladbrokes P.L.C..................................................  41,012     120,762            0.6%
      Rightmove P.L.C..................................................   3,787     112,975            0.6%
      Rotork P.L.C.....................................................   3,833     173,410            0.9%
      Spectris P.L.C...................................................   5,162     169,447            0.8%
      Spirax-Sarco Engineering P.L.C...................................   2,960     120,919            0.6%
      TalkTalk Telecom Group P.L.C.....................................  20,139      78,490            0.4%
      Telecity Group P.L.C.............................................   8,317     119,365            0.6%
      UBM P.L.C........................................................   9,324     106,044            0.5%
      Victrex P.L.C....................................................   3,446      85,974            0.4%
      Other Securities.................................................           1,710,536            8.6%
                                                                                -----------          ------
TOTAL UNITED KINGDOM...................................................           4,412,022           22.0%
                                                                                -----------          ------
TOTAL COMMON STOCKS....................................................          19,546,915           97.6%
                                                                                -----------          ------

                                                                        SHARES/
                                                                         FACE
                                                                        AMOUNT    VALUE+
                                                                        -------   ------
                                                                         (000)
SECURITIES LENDING COLLATERAL -- (10.8%)
(S)@  DFA Short Term Investment Fund................................... 172,861   2,000,000           10.0%
@     Repurchase Agreement, Deutsche Bank Securities, Inc. 0.16%,
       05/01/13 (Collateralized by $374,960 FNMA, rates ranging from
       3.000% to 3.500%, maturities ranging from 09/01/32 to 08/01/42,
       valued at $383,224) to be repurchased at $375,712...............    $376     375,710            1.8%
                                                                                -----------          ------
TOTAL SECURITIES LENDING COLLATERAL....................................           2,375,710           11.8%
                                                                                -----------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $20,569,501).................................................           $21,922,625          109.4%
                                                                                ===========          ======

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ------------------------------------------
                                      LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                     ---------- ----------- ------- -----------
 Common Stocks
  Australia.........................         -- $ 1,407,206   --    $ 1,407,206
  Austria...........................         --     195,329   --        195,329
  Belgium...........................         --     180,165   --        180,165
  Canada............................ $1,935,585          --   --      1,935,585
  Denmark...........................         --     229,299   --        229,299
  Finland...........................         --     556,381   --        556,381
  France............................         --     735,153   --        735,153
  Germany...........................         --     892,741   --        892,741
  Hong Kong.........................         --     411,315   --        411,315
  Ireland...........................         --     233,145   --        233,145
  Israel............................         --     124,720   --        124,720
  Italy.............................         --     555,404   --        555,404
  Japan.............................         --   4,419,341   --      4,419,341
  Netherlands.......................         --     433,249   --        433,249
  New Zealand.......................         --     164,558   --        164,558
  Norway............................         --     220,881   --        220,881
  Portugal..........................         --      72,242   --         72,242
  Singapore.........................         --     257,103   --        257,103
  Spain.............................         --     476,975   --        476,975
  Sweden............................        325     661,953   --        662,278
  Switzerland.......................         --     971,823   --        971,823
  United Kingdom....................         --   4,412,022   --      4,412,022
 Securities Lending Collateral......         --   2,375,710   --      2,375,710
                                     ---------- -----------   --    -----------
 TOTAL.............................. $1,935,910 $19,986,715   --    $21,922,625
                                     ========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2013
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                   International International
                                                                     U.S. Large Cap U.S. Small Cap   Large Cap     Small Cap
                                                                         Growth         Growth        Growth        Growth
                                                                       Portfolio*     Portfolio*     Portfolio    Portfolio*
                                                                     -------------- -------------- ------------- -------------
ASSETS:
Investments at Value (including $22,947, $6,361, $1,818 and $2,463
 of securities on loan, respectively)...............................    $ 92,461       $ 63,196       $19,448       $19,547
Temporary Cash Investments at Value & Cost..........................      42,456         40,723            --            --
Collateral Received from Securities on Loan at Value & Cost.........          --             --           942           376
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................      23,162          6,325         1,000         2,000
Foreign Currencies at Value.........................................          --             --            41            38
Cash................................................................          --             --           351         1,775
Receivables:
  Dividends, Interest and Tax Reclaims..............................          34              6            69            60
  Securities Lending Income.........................................           1              3             3             3
  Fund Shares Sold..................................................       2,452          2,574           189           120
  From Advisor......................................................          --             --             3             2
  Futures Margin Variation..........................................          --             48            --            --
Unrealized Gain on Foreign Currency Contracts.......................          --             --            --             4
Deferred Offering Costs.............................................          21             21            21            21
Prepaid Expenses and Other Assets...................................           8              5             2             6
                                                                        --------       --------       -------       -------
     Total Assets...................................................     160,595        112,901        22,069        23,952
                                                                        --------       --------       -------       -------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................      23,162          6,325         1,942         2,376
  Investment Securities Purchased...................................      42,418         38,553           242         1,508
  Fund Shares Redeemed..............................................          16             --            56            25
  Due to Advisor....................................................           3              3            --            --
Accrued Expenses and Other Liabilities..............................          --             --             4             7
                                                                        --------       --------       -------       -------
     Total Liabilities..............................................      65,599         44,881         2,244         3,916
                                                                        --------       --------       -------       -------
NET ASSETS..........................................................    $ 94,996       $ 68,020       $19,825       $20,036
                                                                        ========       ========       =======       =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Institutional Class Shares -- based on net assets of $94,996;
 $68,020; $19,825 and $20,036 and shares outstanding of
 8,524,060; 6,126,417; 1,831,672 and 1,801,004, respectively........    $  11.14       $  11.10       $ 10.82       $ 11.13
                                                                        ========       ========       =======       =======
Investments at Cost.................................................    $ 89,600       $ 61,765       $18,379       $18,194
                                                                        ========       ========       =======       =======
Foreign Currencies at Cost..........................................    $     --       $     --       $    41       $    37
                                                                        ========       ========       =======       =======
NET ASSETS CONSIST OF:
Paid-In Capital.....................................................    $ 92,049       $ 66,523       $18,627       $18,578
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................          73             14           136           116
Accumulated Net Realized Gain (Loss)................................          13             46            (7)          (11)
Net Unrealized Foreign Exchange Gain (Loss).........................          --             --            --            (1)
Net Unrealized Appreciation (Depreciation)..........................       2,861          1,437         1,069         1,354
                                                                        ========       ========       =======       =======
NET ASSETS..........................................................    $ 94,996       $ 68,020       $19,825       $20,036
                                                                        ========       ========       =======       =======

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE PERIOD ENDED APRIL 30, 2013
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                              International International
                                                                U.S. Large Cap U.S. Small Cap   Large Cap     Small Cap
                                                                    Growth         Growth        Growth        Growth
                                                                 Portfolio(a)   Portfolio(a)  Portfolio(a)  Portfolio(a)
                                                                -------------- -------------- ------------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $16 and
   $13, respectively)..........................................     $  144         $   40        $  181        $  138
  Interest.....................................................          1             --             1            --
  Income from Securities Lending...............................          1              4             4             7
                                                                    ------         ------        ------        ------
     Total Investment Income...................................        146             44           186           145
                                                                    ------         ------        ------        ------
Fund Expenses
  Investment Advisory Services Fees............................         17             20            13            24
  Accounting & Transfer Agent Fees.............................          5              5             8             8
  Custodian Fees...............................................          1              2             8            15
  Filing Fees..................................................          1             --             1            --
  Organizational & Offering Costs..............................         12             12            12            12
  Other........................................................          2              2             1             1
                                                                    ------         ------        ------        ------
     Total Expenses............................................         38             41            43            60
                                                                    ------         ------        ------        ------
  Fees Waived, Expenses Reimbursed, and/or Previously
   Waived Fees Recovered by Advisor (Note C)...................        (18)           (18)          (28)          (35)
                                                                    ------         ------        ------        ------
  Fees Paid Indirectly.........................................         --             --            --            --
                                                                    ------         ------        ------        ------
  Net Expenses.................................................         20             23            15            25
                                                                    ------         ------        ------        ------
  Net Investment Income (Loss).................................        126             21           171           120
                                                                    ------         ------        ------        ------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................................         12              4            --            (1)
    Futures....................................................          1             42            --            --
    Foreign Currency Transactions..............................         --             --            (7)          (10)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.................      2,861          1,431         1,069         1,354
    Futures....................................................         --              6            --            --
    Translation of Foreign Currency Denominated Amounts........         --             --            --            (1)
                                                                    ------         ------        ------        ------
  Net Realized and Unrealized Gain (Loss)......................      2,874          1,483         1,062         1,342
                                                                    ------         ------        ------        ------
Net Increase (Decrease) in Net Assets Resulting from
 Operations....................................................     $3,000         $1,504        $1,233        $1,462
                                                                    ======         ======        ======        ======

----------
(a)The Portfolio commenced operations on December 20, 2012.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                             International International
                                                               U.S. Large Cap U.S. Small Cap   Large Cap     Small Cap
                                                                   Growth         Growth        Growth        Growth
                                                                 Portfolio      Portfolio      Portfolio     Portfolio
                                                               -------------- -------------- ------------- -------------
                                                                   Period         Period        Period        Period
                                                                  Dec. 20,       Dec. 20,      Dec. 20,      Dec. 20,
                                                                  2012(a)        2012(a)        2012(a)     2012(a) to
                                                                to April 30,   to April 30,  to April 30,    April 30,
                                                                    2013           2013          2013          2013
                                                               -------------- -------------- ------------- -------------
                                                                (Unaudited)    (Unaudited)    (Unaudited)   (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................................    $   126        $    21        $   171       $   120
  Net Realized Gain (Loss) on:
    Investment Securities Sold................................         12              4             --            (1)
    Futures...................................................          1             42             --            --
    Foreign Currency Transactions.............................         --             --             (7)          (10)
Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency................      2,861          1,431          1,069         1,354
    Futures...................................................         --              6             --            --
    Translation of Foreign Currency Denominated Amounts.......         --             --             --            (1)
                                                                  -------        -------        -------       -------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations..............................................      3,000          1,504          1,233         1,462
                                                                  -------        -------        -------       -------
Distributions From:
  Net Investment Income:
    Institutional Class Shares................................        (53)            (7)           (35)           (4)
                                                                  -------        -------        -------       -------
     Total Distributions......................................        (53)            (7)           (35)           (4)
                                                                  -------        -------        -------       -------
Capital Share Transactions (1):
  Shares Issued...............................................     92,157         66,560         18,781        18,678
  Shares Issued in Lieu of Cash Distributions.................         52              7             35             4
  Shares Redeemed.............................................       (160)           (44)          (189)         (104)
                                                                  -------        -------        -------       -------
     Net Increase (Decrease) from Capital Share
      Transactions............................................     92,049         66,523         18,627        18,578
                                                                  -------        -------        -------       -------
     Total Increase (Decrease) in Net Assets..................     94,996         68,020         19,825        20,036
Net Assets
  Beginning of Period.........................................         --             --             --            --
                                                                  -------        -------        -------       -------
  End of Period...............................................    $94,996        $68,020        $19,825       $20,036
                                                                  =======        =======        =======       =======
(1) Shares Issued and Redeemed:
  Shares Issued...............................................      8,534          6,130          1,847         1,811
  Shares Issued in Lieu of Cash Distributions.................          5              1              3            --
  Shares Redeemed.............................................        (15)            (5)           (18)          (10)
                                                                  -------        -------        -------       -------
     Net Increase (Decrease) from Shares Issued and
      Redeemed................................................      8,524          6,126          1,832         1,801
                                                                  =======        =======        =======       =======
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income).............................    $    73        $    14        $   136       $   116

----------
See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                      U.S. Large Cap Growth Portfolio U.S. Small Cap Growth Portfolio
                                      ------------------------------- -------------------------------
                                                  Period                          Period
                                                 Dec. 20,                        Dec. 20,
                                                2012(a) to                      2012(a) to
                                                 April 30,                       April 30,
                                                   2013                            2013
-----------------------------------------------------------------------------------------------------
                                                (Unaudited)                     (Unaudited)
Net Asset Value, Beginning of
 Period..............................             $ 10.00                         $ 10.00
                                                  -------                         -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....                0.05                            0.01
 Net Gains (Losses) on Securities
   (Realized and Unrealized).........                1.11                            1.10
                                                  -------                         -------
   Total from Investment Operations..                1.16                            1.11
-----------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............               (0.02)                          (0.01)
                                                  -------                         -------
   Total Distributions...............               (0.02)                          (0.01)
-----------------------------------------------------------------------------------------------------
                                                  -------                         -------
Net Asset Value, End of Period.......             $ 11.14                         $ 11.10
===================================   =============================== ===============================
Total Return.........................               11.60%(C)                       11.05%(C)
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).........................             $94,996                         $68,020
Ratio of Expenses to Average Net
 Assets..............................                0.20%(B)(D)                     0.40%(B)(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)...............................                0.39%(B)(D)                     0.72%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets..................                1.30%(B)(D)                     0.38%(B)(D)
Portfolio Turnover Rate..............                   0%(C)                           0%(C)
-----------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                      International Large Cap Growth Portfolio International Small Cap Growth Portfolio
                                      ---------------------------------------- ----------------------------------------
                                                       Period                                   Period
                                                      Dec. 20,                                 Dec. 20,
                                                     2012(a) to                               2012(a) to
                                                     April 30,                                April 30,
                                                        2013                                     2013
-----------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)                              (Unaudited)
Net Asset Value, Beginning of
 Period..............................                 $ 10.00                                  $ 10.00
                                                      -------                                  -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....                    0.13                                     0.10
 Net Gains (Losses) on Securities
   (Realized and Unrealized).........                    0.72                                     1.03
                                                      -------                                  -------
   Total from Investment Operations..                    0.85                                     1.13
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............                   (0.03)                                      --
                                                      -------                                  -------
   Total Distributions...............                   (0.03)                                      --
-----------------------------------------------------------------------------------------------------------------------
                                                      -------                                  -------
Net Asset Value, End of Period.......                 $ 10.82                                  $ 11.13
===================================   ======================================== ========================================
Total Return.........................                    8.46%(C)                                11.33%(C)
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).........................                 $19,825                                  $20,036
Ratio of Expenses to Average Net
 Assets..............................                    0.29%(B)(D)                              0.54%(B)(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid Indirectly)......                    0.86%(B)(D)                              1.31%(B)(D)
Ratio of Net Investment Income to
 Average Net Assets..................                    3.40%(B)(D)                              2.56%(B)(D)
Portfolio Turnover Rate..............                       0%(C)                                    0%(C)
-----------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)


A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-five operational portfolios, of which four, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "Portfolios"), are included in this report and the remaining seventy-one are presented in separate reports.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. SECURITY VALUATION: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio (the "Domestic Equity Portfolios") and International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the period ended April 30, 2013, there were no significant transfers between Level 1 and Level 2, and no Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible "Director/Trustee" of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2013, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios.

   For the period ended April 30, 2013, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                U.S. Large Cap Growth Portfolio.......... 0.17%
                U.S. Small Cap Growth Portfolio.......... 0.35%
                International Large Cap Growth Portfolio. 0.25%
                International Small Cap Growth Portfolio. 0.50%

   Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive all or a portion of its advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the period ended April 30, 2013, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and previously waived fees subject to future recovery by the Advisor as reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                             PREVIOUSLY
                                                             RECOVERY       WAIVED FEES/
                                               EXPENSE    OF PREVIOUSLY   EXPENSES ASSUMED
                                              LIMITATION   WAIVED FEES/   SUBJECT TO FUTURE
                                                AMOUNT   EXPENSES ASSUMED     RECOVERY
-                                             ---------- ---------------- -----------------
U.S. Large Cap Growth Portfolio (1)..........    0.20%          --               $18
U.S. Small Cap Growth Portfolio (1)..........    0.40%          --                18
International Large Cap Growth Portfolio (1).    0.30%          --                28
International Small Cap Growth Portfolio (1).    0.55%          --                35

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that a Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount listed above for such class of shares of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   In addition, the Portfolios entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. During the period ended April 30, 2013, expenses reduced were as follows (amounts in thousands):

                                                        FEES PAID
                                                        INDIRECTLY
              -                                         ----------
              International Large Cap Growth Portfolio.    $--
              International Small Cap Growth Portfolio.     --

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2013, the total related amounts paid by the Fund to the CCO were $123 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   At April 30, 2013, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                 U.S. Large Cap Growth Portfolio.......... $--
                 U.S. Small Cap Growth Portfolio..........  --
                 International Large Cap Growth Portfolio.  --
                 International Small Cap Growth Portfolio.  --

E. Purchases and Sales of Securities:

   For the period ended April 30, 2013, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                     Purchases Sales
           -                                         --------- -----
           U.S. Large Cap Growth Portfolio..........  $89,661   $74
           U.S. Small Cap Growth Portfolio..........   61,815    51
           International Large Cap Growth Portfolio.   18,378    --
           International Small Cap Growth Portfolio.   18,193    --

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   At April 30, 2013, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                  Net
                                                                               Unrealized
                                          Federal   Unrealized   Unrealized   Appreciation
                                          Tax Cost Appreciation Depreciation (Depreciation)
                                          -------- ------------ ------------ --------------
U.S. Large Cap Growth Portfolio.......... $155,218    $3,269       $(408)        $2,861
U.S. Small Cap Growth Portfolio..........  108,813     2,011        (580)         1,431
International Large Cap Growth Portfolio.   20,321     1,473        (404)         1,069
International Small Cap Growth Portfolio.   20,570     1,865        (512)         1,353

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolios' tax positions and has concluded that no additional provision for income tax is required in any Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next six months.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in US Companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. Futures Contracts: The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   At April 30, 2013, U.S. Small Cap Growth Portfolio had outstanding futures contracts (dollar amounts in thousands):

                                                                                    Approximate
                                         Expiration Number of  Contract Unrealized     Cash
                          Description       Date    Contracts*  Value   Gain (Loss) Collateral
                       ----------------- ---------- ---------- -------- ----------- -----------
U.S. Small Cap Growth
  Portfolio........... RUSSELL 2000 MINI  06/21/13      15      $1,418      $6          --

* During the period ended April 30, 2013, U.S. Small Cap Growth Portfolio's average notional contract amount of outstanding futures contracts was $282 (in thousands).

   The following is a summary of U.S. Small Cap Growth Portfolio's location and value of derivative instrument holdings on the Portfolio's Statements of Assets and Liabilities categorized by primary risk exposure for the period ended
April 30, 2013 (amounts in thousands):

                                                           Asset Derivatives Value
                                                           -----------------------
                                 Location on the Statement
                                       of Assets and               Equity
                                        Liabilities               Contracts
                                 ------------------------- -----------------------
                                     Payables: Futures
U.S. Small Cap Growth Portfolio.      Margin Variation               $6*

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the location of realized and change in unrealized gains and losses on U.S. Small Cap Growth Portfolio's Statement of Operations for the Portfolio's derivative instrument holdings through the period ended April 30, 2013 (amounts in thousands):

 Derivative Type   Location of Gain (Loss) on Derivatives Recognized in Income
 ---------------   -----------------------------------------------------------
 Equity contracts  Net Realized Gain (Loss) on: Futures Change in Unrealized
                   Appreciation (Depreciation) of:
                     Futures

   The following is a summary of the realized and change in unrealized gains and losses from U.S. Small Cap Growth Portfolio's direct investment in derivative instrument holdings categorized by primary risk exposure through the period ended April 30, 2013 (amounts in thousands):

                                            Realized Gain (Loss) on
                                        Derivatives Recognized in Income
                                        --------------------------------
                                                     Equity
                                                   Contracts
                                        --------------------------------
       U.S. Large Cap Growth Portfolio.               $ 1
       U.S. Small Cap Growth Portfolio.                42

                                              Change in Unrealized
                                         Appreciation (Depreciation) on
                                        Derivatives Recognized in Income
                                        --------------------------------
                                                     Equity
                                                   Contracts
                                        --------------------------------
       U.S. Small Cap Growth Portfolio.               $ 6

   During the period ended April 30, 2013, U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio had limited activity in futures contracts.

H. Line of Credit:

   The Fund, together with other Dimensional-advised, portfolios entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with The Bank of New York Mellon, which was terminated by The Bank of New York Mellon effective March 29, 2013. Prior to termination, each portfolio was permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit did not exceed $250 million in the aggregate. Borrowings under the line of credit were charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio was individually, and not jointly, liable for its particular advances under the line of credit. There was no commitment fee on the unused portion of the line of credit. There were no borrowings by the Portfolios under this line of credit during the six months ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on March 3, 2014. There were no borrowings by the Portfolios under this line of credit during the period ended April 30, 2013.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 11, 2013 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 10, 2014. There were no borrowings by the Portfolios under this line of credit during the period ended April 30, 2013.

I. Securities Lending:

   As of April 30, 2013, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                       Market Value
                                                       ------------
             U.S. Large Cap Growth Portfolio..........     $150
             U.S. Small Cap Growth Portfolio..........      152
             International Small Cap Growth Portfolio.      217

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Portfolio also may invest the cash collateral received for the loaned securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   For the six months ended at April 30, 2013, the Portfolios had no in-kind redemptions.

M. Recently Issued Accounting Standards:

   In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

N. Other:

   At April 30, 2013, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                             Approximate
                                                              Percentage
                                                Number of   of Outstanding
                                               Shareholders     Shares
                                               ------------ --------------
     U.S. Large Cap Growth Portfolio..........      3             97%
     U.S. Small Cap Growth Portfolio..........      2             96%
     International Large Cap Growth Portfolio.      3             99%
     International Small Cap Growth Portfolio.      2             95%

O. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At Board meetings held on September 5, 2012 and December 14, 2012 (collectively, the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. the "Board") considered the approval of the investment advisory agreements for each portfolio (collectively, the "Funds") and a Fund's sub-advisory agreements. Dimensional Fund Advisors Ltd. or DFA Australia Limited serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   At the Meeting, the Board considered a number of factors when considering the approval of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services to be provided by the Advisor to each Fund; (ii) the performance of the Advisor; (iii) the fees and expenses to be borne by each Fund; (iv) the profitability to be realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale would be realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services to be provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals that will be providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services that will be provided by the Advisor. After analyzing the caliber of services to be provided by the Advisor to each Fund, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services to be provided to each Fund were consistent the Fund's anticipated operational requirements.

   The Board also noted that, as each Fund had not yet commenced investment operations, there was no investment performance for either the Funds or the Advisor in managing the Funds for the Board to evaluate. Furthermore, the Board noted that the Advisor could not report any financial results from its relationship with the Funds because the Funds had not yet commenced investment operations, and thus, the Board could not evaluate profitability.

   The Board also considered the proposed fees and projected expenses for each Fund, and compared the fees to be charged to each Fund by the Advisor to the fees charged by the Advisor to other relevant investment portfolios managed by the Advisor, and to the fees charged other mutual funds managed by third parties in the Fund's anticipated peer group for comparable services. The Board concluded, among other things, that the proposed advisory fee and anticipated total expenses of each Fund appeared to compare favorably to expected peer mutual funds managed by others and to other investment portfolios managed by the Advisor, and that the proposed advisory fee for each Fund was fair, both on an absolute basis and in comparison with other funds likely to be in the Fund's peer group. The Board also noted that the Advisor had agreed to contractual fee waiver arrangements to limit the expenses of each Fund. The Board also concluded that the shareholders of each Fund were likely to receive reasonable value in return for paying the fees and expenses of the Fund. The Board also concluded that, given each Fund's proposed advisory fee and the Fund's likely ranking among peer mutual funds with respect to fees, economies of scale and the reflection of such economies of scale in the level of advisory fee charged were inapplicable to each Fund at the present time.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043013-041S

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.  INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

NAME OF ENTITY FOR WHICH SCHEDULE OF
INVESTMENTS IS PROVIDED                RELATIONSHIP TO SERIES OF THE REGISTRANT
------------------------------------   ----------------------------------------
U.S. Targeted Value Portfolio          Series of Registrant

U.S. Small Cap Value Portfolio         Series of Registrant

U.S. Core Equity 1 Portfolio           Series of Registrant

U.S. Core Equity 2 Portfolio           Series of Registrant

U.S. Vector Equity Portfolio           Series of Registrant

U.S. Small Cap Portfolio               Series of Registrant

U.S. Micro Cap Portfolio               Series of Registrant

DFA Real Estate Securities Portfolio   Series of Registrant

Large Cap International Portfolio      Series of Registrant

International Core Equity Portfolio    Series of Registrant

DFA International Real Estate
  Securities Portfolio                 Series of Registrant

DFA International Small Cap Value
  Portfolio                            Series of Registrant

International Vector Equity Portfolio  Series of Registrant

Emerging Markets Core Equity Portfolio Series of Registrant

The U.S. Large Cap Value Series        Master fund for U.S. Large Cap Value
                                       Portfolio

The DFA International Value Series     Master fund for LWAS/DFA International
                                       High Book to Market Portfolio

The Japanese Small Company Series      Master fund for Japanese Small Company
                                       Portfolio

The Asia Pacific Small Company Series  Master fund for Asia Pacific Small
                                       Company Portfolio

NAME OF ENTITY FOR WHICH SCHEDULE OF
INVESTMENTS IS PROVIDED                RELATIONSHIP TO SERIES OF THE REGISTRANT
------------------------------------   ----------------------------------------
The United Kingdom Small Company       Master fund for United Kingdom Small
  Series                               Company Portfolio

The Continental Small Company Series   Master fund for Continental Small
                                       Company Portfolio

The Emerging Markets Series            Master fund for Emerging Markets
                                       Portfolio

The Emerging Markets Small Cap Series  Master fund for Emerging Markets Small
                                       Cap Portfolio

Dimensional Emerging Markets Value     Master fund for Emerging Markets Value
  Fund                                 Portfolio

U.S. Social Core Equity 2 Portfolio    Series of Registrant

U.S. Sustainability Core 1 Portfolio   Series of Registrant

International Sustainability Core 1
  Portfolio                            Series of Registrant

DFA International Value ex Tobacco
  Portfolio                            Series of Registrant

International Social Core Equity
  Portfolio                            Series of Registrant

Emerging Markets Social Core Equity
  Portfolio                            Series of Registrant

Tax-Managed U.S. Equity Portfolio      Series of Registrant

Tax-Managed U.S. Targeted Value
  Portfolio                            Series of Registrant

Tax-Managed U.S. Small Cap Portfolio   Series of Registrant

T.A. U.S. Core Equity 2 Portfolio      Series of Registrant

Tax-Managed DFA International Value
  Portfolio                            Series of Registrant

T.A. World ex U.S. Core Equity
  Portfolio                            Series of Registrant

The Tax-Managed U.S. Marketwide Value  Master fund for Tax-Managed U.S.
  Series                               Marketwide Value Portfolio

CSTG&E U.S. Social Core Equity 2
  Portfolio                            Series of Registrant

CSTG&E International Social Core
  Equity Portfolio                     Series of Registrant

VA U.S. Targeted Value Portfolio       Series of Registrant

NAME OF ENTITY FOR WHICH SCHEDULE OF
INVESTMENTS IS PROVIDED                RELATIONSHIP TO SERIES OF THE REGISTRANT
------------------------------------   ----------------------------------------
VA U.S. Large Value Portfolio          Series of Registrant

VA International Value Portfolio       Series of Registrant

VA International Small Portfolio       Series of Registrant

U.S. Large Cap Growth Portfolio        Series of Registrant

U.S. Small Cap Growth Portfolio        Series of Registrant

International Large Cap Growth
  Portfolio                            Series of Registrant

International Small Cap Growth
  Portfolio                            Series of Registrant

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       THE DFA INVESTMENT TRUST COMPANY
                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Abbreviations
ADR             American Depositary Receipt
FNMA            Federal National Mortgage Association
GDR             Global Depository Receipt
NVDR            Non-Voting Depository Receipt
P.L.C.          Public Limited Company
REIT            Real Estate Investment Trust
SA              Special Assessment
STRIP           Seperate Trading of Registered Interest and Principal of
                Securities

Investment Footnotes
+               See Note B to Financial Statements.
++              Securities have generally been fair valued. See Note B to
                Financial Statements.
*               Non-Income Producing Securities.
#               Total or Partial Securities on Loan.
@               Security purchased with cash proceeds from Securities on Loan.
(o)             Security is being fair valued as of April 30, 2013.
--              Amounts designated as -- are either zero or rounded to zero.
(S)             Affiliated Fund.

                         U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (86.8%)

Consumer Discretionary -- (13.5%)
*   1-800-Flowers.com, Inc. Class A                         193,518 $ 1,147,562
    Aaron's, Inc.                                            35,934   1,031,665
    AH Belo Corp. Class A                                    96,709     560,912
#*  ALCO Stores, Inc.                                         2,172      16,073
    Ambassadors Group, Inc.                                   6,599      22,107
    Amcon Distributing Co.                                      228      16,222
#*  America's Car-Mart, Inc.                                 55,977   2,590,056
    American Greetings Corp. Class A                         38,000     700,720
*   Arctic Cat, Inc.                                         34,567   1,555,169
    Ark Restaurants Corp.                                    11,690     254,608
*   Ascent Capital Group, Inc. Class A                       61,445   4,085,478
*   Ballantyne Strong, Inc.                                  68,354     306,909
#*  Barnes & Noble, Inc.                                    309,756   5,615,876
    Bassett Furniture Industries, Inc.                       51,875     727,806
    Beasley Broadcasting Group, Inc. Class A                 15,520     101,346
#*  Beazer Homes USA, Inc.                                   77,276   1,248,780
#   bebe stores, Inc.                                       370,532   2,097,211
    Belo Corp. Class A                                      335,070   3,591,950
    Big 5 Sporting Goods Corp.                               82,481   1,385,681
*   Biglari Holdings, Inc.                                    6,438   2,493,309
    Blyth, Inc.                                               1,850      30,488
    Bob Evans Farms, Inc.                                   137,688   5,967,398
#*  Body Central Corp.                                        1,245      12,674
#   Bon-Ton Stores, Inc. (The)                               83,277   1,277,469
#*  Books-A-Million, Inc.                                    53,259     138,473
    Bowl America, Inc. Class A                               14,589     185,864
#*  Boyd Gaming Corp.                                       273,360   3,280,320
#*  Bridgepoint Education, Inc.                              27,583     297,345
    Brown Shoe Co., Inc.                                    218,061   3,687,412
*   Build-A-Bear Workshop, Inc.                             110,392     559,687
#*  Cabela's, Inc.                                          326,469  20,959,310
#*  Cache, Inc.                                              97,561     372,683
    Callaway Golf Co.                                       350,243   2,346,628
*   Cambium Learning Group, Inc.                             60,806      58,982
    Canterbury Park Holding Corp.                             9,680     113,740
#*  Capella Education Co.                                     1,015      35,951
#*  Career Education Corp.                                   61,200     134,028
#   Carriage Services, Inc.                                  70,900   1,240,041
*   Carrols Restaurant Group, Inc.                           56,077     266,366
    Cato Corp. (The) Class A                                  7,849     188,454
*   Cavco Industries, Inc.                                   33,765   1,540,359
*   Central European Media Enterprises, Ltd. Class A          4,041      14,952
*   Charles & Colvard, Ltd.                                  25,177      97,939
*   Children's Place Retail Stores, Inc. (The)                3,088     151,065
*   Christopher & Banks Corp.                               135,229     939,842
    Churchill Downs, Inc.                                    58,581   4,479,103
*   Citi Trends, Inc.                                        45,074     530,521
*   Clear Channel Outdoor Holdings, Inc. Class A             47,282     341,849
*   Coast Distribution System (The)                           1,305       3,524
*   Cobra Electronics Corp.                                  24,371      74,819
#*  Coldwater Creek, Inc.                                    12,815      45,750

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Collectors Universe                                       6,880 $    81,941
#   Columbia Sportswear Co.                                   1,639      96,045
#*  Conn's, Inc.                                            155,838   6,749,344
    Cooper Tire & Rubber Co.                                  6,800     169,252
    Core-Mark Holding Co., Inc.                              59,937   3,119,121
#*  Corinthian Colleges, Inc.                               418,350     836,700
    CSS Industries, Inc.                                     17,513     501,923
#   CTC Media, Inc.                                          12,525     156,437
    Culp, Inc.                                               26,044     422,955
#*  Cumulus Media, Inc. Class A                              58,615     186,982
*   dELiA*s, Inc.                                            74,878      49,390
*   Delta Apparel, Inc.                                      33,047     442,169
    Destination Maternity Corp.                               9,103     216,196
*   Destination XL Group, Inc.                              182,708     909,886
#   DeVry, Inc.                                              72,683   2,035,851
*   DGSE Cos., Inc.                                             391       1,986
#*  Digital Generation, Inc.                                113,499     760,443
    Dillard's, Inc. Class A                                 222,853  18,365,316
    DineEquity, Inc.                                         82,392   5,869,606
*   Dixie Group, Inc. (The)                                  23,903     142,940
#   Dorman Products, Inc.                                     2,734     103,181
    Dover Downs Gaming & Entertainment, Inc.                 38,372      70,604
    Dover Motorsports, Inc.                                  12,359      25,830
#   DR Horton, Inc.                                          28,947     754,938
#*  DreamWorks Animation SKG, Inc. Class A                  238,933   4,606,628
    Drew Industries, Inc.                                    40,411   1,458,837
#*  Education Management Corp.                               39,767     225,479
    Educational Development Corp.                             2,346       8,305
*   Emerson Radio Corp.                                      89,291     142,866
#*  Entercom Communications Corp. Class A                    46,543     368,155
    Escalade, Inc.                                            2,143      12,301
#   Ethan Allen Interiors, Inc.                              32,735     958,481
#*  EW Scripps Co. Class A                                  229,697   3,190,491
*   Exide Technologies                                      197,941     167,676
#*  FAB Universal Corp.                                      14,476      64,129
*   Famous Dave's Of America, Inc.                              393       4,343
#*  Federal-Mogul Corp.                                     163,049   1,219,607
    Fisher Communications, Inc.                              40,982   1,697,474
    Flexsteel Industries, Inc.                               21,493     442,541
    Fred's, Inc. Class A                                    189,349   2,694,436
    Frisch's Restaurants, Inc.                               10,437     170,332
#*  Fuel Systems Solutions, Inc.                             92,872   1,459,019
*   Full House Resorts, Inc.                                 75,264     207,729
*   Furniture Brands International, Inc.                    195,268     214,795
*   G-III Apparel Group, Ltd.                                54,848   2,230,120
*   Gaiam, Inc. Class A                                      49,050     215,330
#   GameStop Corp. Class A                                  635,798  22,189,350
#   Gaming Partners International Corp.                      17,120     147,917
#   Gannett Co., Inc.                                        45,752     922,360
#*  Genesco, Inc.                                            64,001   3,939,262
*   Gentherm, Inc.                                            2,603      39,644
*   Gray Television, Inc.                                   194,343   1,234,078

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Group 1 Automotive, Inc.                                146,690 $ 8,871,811
*   Hallwood Group, Inc. (The)                                  101         805
    Harte-Hanks, Inc.                                       239,638   1,900,329
    Haverty Furniture Cos., Inc.                             95,040   2,260,051
    Haverty Furniture Cos., Inc. Class A                        844      20,003
*   Helen of Troy, Ltd.                                     160,458   5,596,775
#*  hhgregg, Inc.                                           125,798   1,699,531
*   Hollywood Media Corp.                                     6,339       8,748
#   Hooker Furniture Corp.                                   54,414     940,818
    Hot Topic, Inc.                                         227,698   3,176,387
#*  Iconix Brand Group, Inc.                                354,283  10,150,208
    International Speedway Corp. Class A                    127,693   4,197,269
*   Isle of Capri Casinos, Inc.                             147,406   1,129,130
    JAKKS Pacific, Inc.                                      61,260     668,347
*   Jarden Corp.                                            189,268   8,518,953
*   Johnson Outdoors, Inc. Class A                           25,140     589,784
    Jones Group, Inc. (The)                                 425,534   5,957,476
#*  Jos A Bank Clothiers, Inc.                                2,400     104,832
*   Journal Communications, Inc. Class A                    314,796   2,143,761
*   K-Swiss, Inc. Class A                                    98,927     468,914
#*  K12, Inc.                                                18,132     461,822
#   KB Home                                                  59,007   1,330,018
#*  Kid Brands, Inc.                                         70,816      80,022
*   Kirkland's, Inc.                                         76,533     922,988
*   Krispy Kreme Doughnuts, Inc.                            100,986   1,379,469
    La-Z-Boy, Inc.                                          239,295   4,321,668
*   Lakeland Industries, Inc.                                27,527     109,833
*   LeapFrog Enterprises, Inc.                               10,929      97,705
#   Lear Corp.                                              110,934   6,409,767
*   Lee Enterprises, Inc.                                   149,966     215,951
#   Lennar Corp. Class A                                    440,863  18,172,373
#   Lennar Corp. Class B                                     64,000   2,087,040
*   Liberty Media Corp. Class A                               1,200     137,856
    Lifetime Brands, Inc.                                    57,659     778,397
#   Lincoln Educational Services Corp.                       38,993     217,191
    Lithia Motors, Inc. Class A                             106,247   5,261,351
*   Live Nation Entertainment, Inc.                         924,308  11,674,010
    Loral Space & Communications, Inc.                       37,271   2,292,912
*   Luby's, Inc.                                            122,762     836,009
*   M/I Homes, Inc.                                          90,587   2,228,440
    Mac-Gray Corp.                                           61,547     797,034
#*  Madison Square Garden Co. (The) Class A                 138,968   8,375,601
#*  Maidenform Brands, Inc.                                  43,947     791,046
    Marcus Corp.                                            106,855   1,372,018
*   MarineMax, Inc.                                         122,753   1,422,707
*   Marriott Vacations Worldwide Corp.                       46,473   2,113,592
*   Martha Stewart Living Omnimedia Class A                  42,931     106,040
    Matthews International Corp. Class A                     15,661     576,481
#*  McClatchy Co. (The) Class A                             206,058     475,994
#   MDC Holdings, Inc.                                      184,395   6,933,252
#*  Media General, Inc. Class A                              21,681     177,784
#   Men's Wearhouse, Inc. (The)                             248,289   8,317,681

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Meredith Corp.                                           65,593 $ 2,546,320
*   Meritage Homes Corp.                                    108,958   5,316,061
#*  MGM Resorts International                               459,640   6,490,117
#*  Modine Manufacturing Co.                                196,576   1,796,705
*   Mohawk Industries, Inc.                                 298,339  33,079,828
*   Monarch Casino & Resort, Inc.                            32,058     412,586
#*  Motorcar Parts of America, Inc.                          46,597     278,650
    Movado Group, Inc.                                       87,836   2,656,161
*   MTR Gaming Group, Inc.                                   43,655     150,610
*   Multimedia Games Holding Co., Inc.                       80,216   1,978,127
    NACCO Industries, Inc. Class A                           32,985   1,913,790
*   Nathan's Famous, Inc.                                     6,483     289,466
*   Nautilus, Inc.                                           69,641     479,130
*   Navarre Corp.                                             3,267       7,971
*   New York & Co., Inc.                                    224,879   1,002,960
#*  New York Times Co. (The) Class A                        118,007   1,045,542
*   Nobility Homes, Inc.                                        946       5,369
#*  Office Depot, Inc.                                      891,483   3,441,124
    OfficeMax, Inc.                                         518,999   5,973,678
#*  Orbitz Worldwide, Inc.                                   64,745     387,175
*   Orient-Express Hotels, Ltd. Class A                     477,974   4,827,537
    Outdoor Channel Holdings, Inc.                          105,423     922,451
#*  P&F Industries, Inc. Class A                              1,458      10,950
#*  Pacific Sunwear of California, Inc.                     111,913     307,761
    Penske Automotive Group, Inc.                           227,815   7,044,040
*   Pep Boys-Manny Moe & Jack (The)                         259,101   3,005,572
#*  Perfumania Holdings, Inc.                                13,797      85,955
    Perry Ellis International, Inc.                          82,106   1,442,602
#*  Pinnacle Entertainment, Inc.                            150,351   2,865,690
#*  Quiksilver, Inc.                                        746,256   5,022,303
#*  Radio One, Inc. Class D                                  26,961      41,250
#   RadioShack Corp.                                        225,355     714,375
*   Reading International, Inc. Class A                       8,787      51,140
#*  Red Lion Hotels Corp.                                    90,325     589,822
*   Red Robin Gourmet Burgers, Inc.                          88,549   4,283,115
#   Regis Corp.                                             295,672   5,543,850
#   Rent-A-Center, Inc.                                     277,988   9,710,121
    RG Barry Corp.                                           30,314     418,030
*   Rick's Cabaret International, Inc.                       47,095     397,482
*   Rocky Brands, Inc.                                       34,614     512,287
*   Ruby Tuesday, Inc.                                      315,784   3,044,158
*   Ruth's Hospitality Group, Inc.                           40,612     402,465
#   Ryland Group, Inc. (The)                                163,079   7,348,340
    Saga Communications, Inc. Class A                        16,217     746,631
#*  Saks, Inc.                                              755,984   8,731,615
    Salem Communications Corp. Class A                       22,946     210,644
#   Scholastic Corp.                                        150,930   4,143,029
*   Scientific Games Corp. Class A                          146,062   1,297,031
#   Service Corp. International/US                          396,557   6,693,882
    Shiloh Industries, Inc.                                  34,685     341,647
#   Shoe Carnival, Inc.                                     102,675   2,138,720
*   Shutterfly, Inc.                                          4,700     209,291

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Discretionary -- (Continued)
    Six Flags Entertainment Corp.                              381 $     27,763
*   Skechers U.S.A., Inc. Class A                          222,532    4,624,215
*   Skyline Corp.                                           27,646      125,236
    Sonic Automotive, Inc. Class A                         206,790    4,547,312
*   Spanish Broadcasting System, Inc. Class A               16,642       50,259
    Spartan Motors, Inc.                                   161,516      859,265
    Speedway Motorsports, Inc.                             190,470    3,434,174
*   Sport Chalet, Inc. Class A                               8,807       12,154
*   Sport Chalet, Inc. Class B                               2,311        3,490
    Stage Stores, Inc.                                     180,381    4,994,750
    Standard Motor Products, Inc.                          151,062    4,628,540
*   Stanley Furniture Co., Inc.                             49,285      194,676
#*  Starz - Liberty Capital                                  1,200       28,056
    Stein Mart, Inc.                                       188,192    1,488,599
*   Steiner Leisure, Ltd.                                    2,170      105,093
*   Steinway Musical Instruments, Inc.                      58,857    1,467,894
#   Stewart Enterprises, Inc. Class A                      371,064    3,306,180
*   Stoneridge, Inc.                                        38,977      295,056
    Strattec Security Corp.                                  4,900      178,703
    Superior Industries International, Inc.                153,618    2,820,426
    Superior Uniform Group, Inc.                             5,139       59,715
    Systemax, Inc.                                          63,565      582,255
*   Tandy Leather Factory, Inc.                             40,081      284,575
#   Thor Industries, Inc.                                    5,745      213,082
#*  Toll Brothers, Inc.                                     77,880    2,672,063
    Trans World Entertainment Corp.                          5,565       23,930
#*  Trinity Place Holdings, Inc.                            39,541      215,498
    True Religion Apparel, Inc.                             13,189      356,894
*   Tuesday Morning Corp.                                  200,589    1,626,777
*   Unifi, Inc.                                             96,247    1,876,817
*   Universal Electronics, Inc.                             28,548      656,033
#   Vail Resorts, Inc.                                      88,000    5,306,400
#   Valassis Communications, Inc.                           40,393    1,035,273
#   Value Line, Inc.                                           845        7,909
*   Valuevision Media, Inc. Class A                         72,468      311,612
*   VOXX International Corp.                               100,744      960,090
#   Washington Post Co. (The) Class B                       28,060   12,440,120
*   Wells-Gardner Electronics Corp.                         22,378       47,441
#   Wendy's Co. (The)                                    1,902,714   10,826,443
*   West Marine, Inc.                                      115,748    1,369,299
*   Wet Seal, Inc. (The) Class A                           471,821    1,538,136
    Weyco Group, Inc.                                       14,578      349,872
#   Whirlpool Corp.                                          2,730      311,984
*   WMS Industries, Inc.                                   197,735    5,018,514
#   World Wrestling Entertainment, Inc. Class A              2,500       22,950
*   Zale Corp.                                             171,588      761,851
                                                                   ------------
Total Consumer Discretionary                                        554,523,711
                                                                   ------------
Consumer Staples -- (3.7%)
    Alico, Inc.                                             10,173      425,333
*   Alliance One International, Inc.                       447,272    1,677,270
    Andersons, Inc. (The)                                   91,069    4,965,082

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
#   B&G Foods, Inc.                                         83,651 $  2,581,470
#*  Boulder Brands, Inc.                                   293,979    2,648,751
    Cal-Maine Foods, Inc.                                   22,278      950,825
    CCA Industries, Inc.                                    24,286       94,230
*   Central Garden and Pet Co.                              79,373      694,514
*   Central Garden and Pet Co. Class A                     192,018    1,689,758
#*  Chiquita Brands International, Inc.                    221,459    1,911,191
    Coca-Cola Bottling Co. Consolidated                      8,986      552,639
*   Constellation Brands, Inc. Class A                     373,609   18,437,604
*   Constellation Brands, Inc. Class B                         200        9,792
*   Craft Brew Alliance, Inc.                               54,413      409,186
#*  Dole Food Co., Inc.                                    440,980    4,744,945
#*  Elizabeth Arden, Inc.                                   78,891    3,230,586
*   Farmer Bros Co.                                         57,936      877,730
    Fresh Del Monte Produce, Inc.                          288,198    7,323,111
    Golden Enterprises, Inc.                                17,103       59,176
    Griffin Land & Nurseries, Inc.                          12,781      381,513
#*  Hain Celestial Group, Inc. (The)                       202,444   13,209,471
    Ingles Markets, Inc. Class A                            61,457    1,310,263
    Inter Parfums, Inc.                                     86,249    2,498,634
    John B Sanfilippo & Son, Inc.                           38,315      803,849
*   Mannatech, Inc.                                          2,230       16,614
    MGP Ingredients, Inc.                                   55,785      273,347
    Nash Finch Co.                                          71,489    1,469,099
*   Natural Alternatives International, Inc.                12,132       53,866
    Nutraceutical International Corp.                       56,298    1,039,824
    Oil-Dri Corp. of America                                20,222      556,307
*   Omega Protein Corp.                                    104,830      975,967
    Orchids Paper Products Co.                              24,114      554,622
*   Overhill Farms, Inc.                                     2,806       11,224
*   Pantry, Inc. (The)                                     113,050    1,651,661
*   Pilgrim's Pride Corp.                                  182,551    1,787,174
*   Post Holdings, Inc.                                    163,526    7,160,804
*   Prestige Brands Holdings, Inc.                         289,720    7,807,954
    Reliv International, Inc.                                  600          762
    Sanderson Farms, Inc.                                   89,079    5,456,980
    Seaboard Corp.                                           1,613    4,429,266
*   Seneca Foods Corp. Class A                              30,813    1,004,196
*   Seneca Foods Corp. Class B                                 189        6,129
*   Smithfield Foods, Inc.                                 767,800   19,655,680
#   Snyders-Lance, Inc.                                     33,213      836,303
#   Spartan Stores, Inc.                                   108,525    1,821,049
    Spectrum Brands Holdings, Inc.                         123,198    6,899,088
*   Susser Holdings Corp.                                  110,064    5,852,103
#   Tootsie Roll Industries, Inc.                           23,671      739,245
#   Universal Corp.                                        123,817    7,125,668
    Village Super Market, Inc. Class A                      20,181      710,371
#   Weis Markets, Inc.                                      76,383    3,195,101
                                                                   ------------
Total Consumer Staples                                              152,577,327
                                                                   ------------
Energy -- (8.4%)
    Adams Resources & Energy, Inc.                          16,509      820,332

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    Alon USA Energy, Inc.                                   257,127 $ 4,268,308
*   Alpha Natural Resources, Inc.                           782,917   5,809,244
#*  Amyris, Inc.                                              2,645       7,194
#*  Approach Resources, Inc.                                 87,580   2,077,398
#   Arch Coal, Inc.                                         477,446   2,315,613
#*  Atwood Oceanics, Inc.                                    20,594   1,010,136
*   Barnwell Industries, Inc.                                21,188      65,683
#*  Basic Energy Services, Inc.                             237,320   3,258,404
    Berry Petroleum Co. Class A                               3,378     161,840
#*  Bill Barrett Corp.                                      259,577   5,155,199
    Bolt Technology Corp.                                    41,081     657,296
*   Bonanza Creek Energy, Inc.                                9,058     311,142
#*  BPZ Resources, Inc.                                     422,802     904,796
    Bristow Group, Inc.                                     177,350  11,208,520
#*  C&J Energy Services, Inc.                               101,732   2,013,276
#*  Cal Dive International, Inc.                            117,957     196,988
*   Callon Petroleum Co.                                     98,990     354,384
#*  Carrizo Oil & Gas, Inc.                                  45,498   1,101,962
#   Cimarex Energy Co.                                       72,440   5,301,159
*   Clayton Williams Energy, Inc.                            10,007     386,270
#*  Cloud Peak Energy, Inc.                                 192,372   3,758,949
*   Comstock Resources, Inc.                                266,666   4,175,990
    Contango Oil & Gas Co.                                   24,613     925,941
*   Crimson Exploration, Inc.                               177,141     543,823
    Crosstex Energy, Inc.                                   165,105   3,039,583
*   Dawson Geophysical Co.                                   46,821   1,439,278
    Delek US Holdings, Inc.                                 181,120   6,536,621
*   Double Eagle Petroleum Co.                               52,252     259,692
#*  Endeavour International Corp.                           178,219     488,320
*   ENGlobal Corp.                                           46,727      18,224
*   EPL Oil & Gas, Inc.                                     185,131   6,048,230
#*  Era Group, Inc.                                         101,346   2,315,756
#*  Exterran Holdings, Inc.                                 329,669   8,709,855
#*  Forbes Energy Services, Ltd.                              2,714      10,232
#*  Gastar Exploration, Ltd.                                  1,100       3,080
#*  Global Geophysical Services, Inc.                       141,148     513,779
*   Green Plains Renewable Energy, Inc.                     156,342   1,955,838
    Gulf Island Fabrication, Inc.                            73,174   1,504,457
#   Gulfmark Offshore, Inc. Class A                         134,391   5,593,353
*   Harvest Natural Resources, Inc.                         194,361     637,504
#*  Heckmann Corp.                                          252,631     932,208
*   Helix Energy Solutions Group, Inc.                      550,015  12,672,346
#   Helmerich & Payne, Inc.                                  15,600     914,472
*   Hercules Offshore, Inc.                                 840,892   6,197,374
*   HKN, Inc.                                                 1,295     115,417
#   HollyFrontier Corp.                                         599      29,621
*   Hornbeck Offshore Services, Inc.                        186,154   8,362,038
#*  James River Coal Co.                                     75,466     124,519
#*  Key Energy Services, Inc.                               186,248   1,106,313
#   Knightsbridge Tankers, Ltd.                               7,469      51,163
*   Lucas Energy, Inc.                                        2,836       3,658
#*  Magnum Hunter Resources Corp.                           505,906   1,376,064

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Matrix Service Co.                                      118,917 $ 1,787,323
*   Mexco Energy Corp.                                        6,763      39,733
#*  Miller Energy Resources, Inc.                            35,324     134,231
*   Mitcham Industries, Inc.                                 57,917     860,067
#   Nabors Industries, Ltd.                                 659,075   9,747,719
*   Natural Gas Services Group, Inc.                         61,345   1,238,556
#*  Newfield Exploration Co.                                203,865   4,442,218
#*  Newpark Resources, Inc.                                 480,197   5,042,069
#   Nordic American Tankers, Ltd.                            17,919     159,658
#*  Northern Oil and Gas, Inc.                               20,952     270,071
#*  Overseas Shipholding Group, Inc.                        142,039     471,569
    Panhandle Oil and Gas, Inc. Class A                         274       7,804
*   Parker Drilling Co.                                     597,206   2,460,489
#   Patterson-UTI Energy, Inc.                              516,352  10,889,864
#*  PDC Energy, Inc.                                        143,020   6,192,766
#   Penn Virginia Corp.                                     240,721     970,106
*   PetroQuest Energy, Inc.                                 153,958     658,940
*   PHI, Inc. (69336T106)                                       175       4,824
*   PHI, Inc. (69336T205)                                    64,150   1,781,446
*   Pioneer Energy Services Corp.                           336,370   2,371,409
*   Plains Exploration & Production Co.                     250,186  11,308,407
*   Pyramid Oil Co.                                             100         409
#   QEP Resources, Inc.                                     293,548   8,427,763
#*  Quicksilver Resources, Inc.                              10,000      25,200
#*  Renewable Energy Group, Inc.                              1,324      13,015
*   Rex Energy Corp.                                        265,755   4,270,683
*   Rowan Cos. P.L.C. Class A                               630,839  20,521,193
#*  SandRidge Energy, Inc.                                  228,638   1,175,199
    SEACOR Holdings, Inc.                                   101,346   7,308,060
*   SemGroup Corp. Class A                                   44,864   2,326,198
#   Ship Finance International, Ltd.                        172,469   2,842,289
*   Steel Excel, Inc.                                        42,674   1,160,733
*   Stone Energy Corp.                                      190,143   3,751,521
*   Superior Energy Services, Inc.                          191,138   5,273,497
#*  Swift Energy Co.                                        215,676   2,790,847
*   Synergy Resources Corp.                                   9,843      66,440
#   Teekay Corp.                                             74,629   2,656,792
*   Tesco Corp.                                              38,404     468,529
#   Tesoro Corp.                                            728,585  38,906,439
*   TETRA Technologies, Inc.                                369,630   3,374,722
#   TGC Industries, Inc.                                     36,618     324,799
#   Tidewater, Inc.                                         256,438  13,450,173
*   Triangle Petroleum Corp.                                222,303   1,220,443
*   Unit Corp.                                              213,154   8,958,863
*   Vaalco Energy, Inc.                                     273,187   1,835,817
#*  Verenium Corp.                                              457       1,051
#   W&T Offshore, Inc.                                       35,625     416,100
*   Warren Resources, Inc.                                  186,123     489,503
#   Western Refining, Inc.                                  423,850  13,101,203
*   Whiting Petroleum Corp.                                 130,705   5,816,373

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
*   Willbros Group, Inc.                                   253,568 $  2,408,896
                                                                   ------------
Total Energy                                                        341,970,861
                                                                   ------------
Financials -- (22.6%)
*   1st Constitution Bancorp                                   464        4,060
    1st Source Corp.                                        91,544    2,154,030
    1st United Bancorp Inc/Boca Raton                       30,188      200,146
    Access National Corp.                                   14,189      178,356
*   Alexander & Baldwin, Inc.                              193,322    6,584,547
#*  Alleghany Corp.                                              1          394
    Alliance Bancorp, Inc. of Pennsylvania                     770       10,464
    Allied World Assurance Co. Holdings AG                 192,146   17,448,778
    Alterra Capital Holdings, Ltd.                         443,922   14,449,661
*   American Capital, Ltd.                               1,347,022   20,380,443
#   American Equity Investment Life Holding Co.            325,267    4,957,069
    American Financial Group, Inc.                         465,600   22,474,512
*   American Independence Corp.                                300        2,370
#   American National Bankshares, Inc.                      18,542      402,918
    American National Insurance Co.                         44,234    4,159,323
*   American River Bankshares                                1,626       12,683
*   American Safety Insurance Holdings, Ltd.                50,238    1,209,731
*   Ameris Bancorp                                          93,067    1,290,839
    AMERISAFE, Inc.                                         99,481    3,249,049
*   AmeriServ Financial, Inc.                               36,909      112,203
#   Argo Group International Holdings, Ltd.                146,152    6,058,000
#   Arrow Financial Corp.                                    1,502       36,333
    Aspen Insurance Holdings, Ltd.                         342,379   13,075,454
*   Asset Acceptance Capital Corp.                         113,921      737,069
    Associated Banc-Corp                                   589,465    8,411,666
#   Assurant, Inc.                                         429,284   20,408,161
    Assured Guaranty, Ltd.                                 647,146   13,350,622
    Asta Funding, Inc.                                      60,415      567,297
    Astoria Financial Corp.                                463,986    4,449,626
*   Atlantic Coast Financial Corp.                           4,033       20,084
#*  Atlanticus Holdings Corp.                               66,219      245,010
    Auburn National BanCorp., Inc.                             692       15,362
*   AV Homes, Inc.                                          44,952      580,330
    Axis Capital Holdings, Ltd.                            593,046   26,467,643
    Baldwin & Lyons, Inc. Class A                              253        5,958
    Baldwin & Lyons, Inc. Class B                           14,285      347,126
#   Bancfirst Corp.                                         23,944    1,001,817
*   Bancorp, Inc.                                          141,702    1,842,126
#   BancorpSouth, Inc.                                     241,089    3,857,424
    Bank Mutual Corp.                                      160,845      833,177
    Bank of Commerce Holdings                                5,200       26,312
    Bank of Kentucky Financial Corp.                         3,728       97,748
    BankFinancial Corp.                                    106,520      840,443
    Banner Corp.                                            94,676    3,093,065
    Bar Harbor Bankshares                                    8,085      291,060
#   BBCN Bancorp, Inc.                                     192,419    2,478,357
    BCB Bancorp, Inc.                                        4,921       50,096
*   BCSB Bancorp, Inc.                                         238        3,964

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U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*   Beneficial Mutual Bancorp, Inc.                          22,268 $   190,391
    Berkshire Hills Bancorp, Inc.                           104,139   2,693,035
#*  BofI Holding, Inc.                                       54,028   2,203,262
    Boston Private Financial Holdings, Inc.                 387,727   3,737,688
    Bridge Bancorp, Inc.                                      2,232      45,064
*   Bridge Capital Holdings                                   1,785      26,025
    Brookline Bancorp, Inc.                                 261,172   2,193,845
    Bryn Mawr Bank Corp.                                     14,885     345,779
    C&F Financial Corp.                                       2,263      90,973
#   Calamos Asset Management, Inc. Class A                   69,433     788,065
#   California First National Bancorp                         3,333      53,061
*   Camco Financial Corp.                                       411       1,467
    Camden National Corp.                                     9,839     328,524
    Cape Bancorp, Inc.                                        3,623      32,643
*   Capital Bank Financial Corp. Class A                        361       6,451
#*  Capital City Bank Group, Inc.                            69,097     863,713
    Capital Southwest Corp.                                  17,318   2,038,155
    CapitalSource, Inc.                                     722,712   6,468,272
    Capitol Federal Financial, Inc.                          20,154     238,623
#   Cardinal Financial Corp.                                144,152   2,198,318
#   Cash America International, Inc.                         72,526   3,164,309
    Cathay General Bancorp                                  378,818   7,466,503
    Center Bancorp, Inc.                                     50,281     585,774
    Centerstate Banks, Inc.                                  86,915     723,133
*   Central Pacific Financial Corp.                          13,570     228,519
    Century Bancorp, Inc. Class A                             3,819     129,770
    CFS Bancorp, Inc.                                         3,357      30,985
#   Chemical Financial Corp.                                 79,068   1,960,886
    Chicopee Bancorp, Inc.                                    1,885      32,535
    Citizens Community Bancorp, Inc.                          6,617      47,179
    Citizens Holding Co.                                      1,103      21,729
*   Citizens, Inc.                                           78,129     510,964
#   City Holding Co.                                         17,642     673,572
    Clifton Savings Bancorp, Inc.                             2,471      29,677
    CNB Financial Corp.                                       6,610     107,016
    CNO Financial Group, Inc.                             1,174,038  13,290,110
    CoBiz Financial, Inc.                                   151,412   1,296,087
    Codorus Valley Bancorp, Inc.                                289       4,757
*   Colonial Financial Services, Inc.                           522       7,052
    Columbia Banking System, Inc.                           139,753   3,000,497
    Commercial National Financial Corp.                       1,547      35,581
#   Community Bank System, Inc.                             126,388   3,619,752
#   Community Trust Bancorp, Inc.                            69,462   2,404,774
*   Community West Bancshares                                   367       1,743
#   Consolidated-Tomoka Land Co.                             11,795     438,892
*   Cowen Group, Inc. Class A                               315,245     807,027
    CVB Financial Corp.                                      21,309     231,629
    Dime Community Bancshares, Inc.                         168,979   2,411,330
    Donegal Group, Inc. Class A                              80,121   1,172,971
    Donegal Group, Inc. Class B                                  59       1,480
#*  E*TRADE Financial Corp.                                 510,081   5,248,733
    Eastern Insurance Holdings, Inc.                         45,624     849,975

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    EMC Insurance Group, Inc.                                55,011 $ 1,552,961
#   Employers Holdings, Inc.                                112,256   2,542,598
#*  Encore Capital Group, Inc.                               50,431   1,436,779
    Endurance Specialty Holdings, Ltd.                      223,275  10,933,777
#*  Enstar Group, Ltd.                                        8,804   1,118,900
#   Enterprise Bancorp, Inc.                                  7,936     127,928
    Enterprise Financial Services Corp.                      49,082     705,799
#   ESB Financial Corp.                                      41,756     584,584
    ESSA Bancorp, Inc.                                       79,429     855,450
    Evans Bancorp, Inc.                                         163       2,905
#   Everest Re Group, Ltd.                                   36,392   4,912,556
*   Farmers Capital Bank Corp.                                1,687      31,210
    FBL Financial Group, Inc. Class A                       135,390   5,322,181
    Federal Agricultural Mortgage Corp. Class C              60,517   1,923,230
    Federated National Holding Co.                           28,190     203,532
*   Fidelity Southern Corp.                                  21,318     253,473
    Financial Institutions, Inc.                             31,060     594,178
*   First Acceptance Corp.                                   82,671     101,685
    First American Financial Corp.                          282,992   7,575,696
#*  First BanCorp                                            61,069     360,918
#   First Bancorp                                            63,963     832,159
#   First Bancorp, Inc.                                      23,909     408,605
    First Bancshares, Inc.                                      137       1,628
    First Busey Corp.                                       247,020   1,062,186
#   First Business Financial Services, Inc.                     614      16,897
*   First California Financial Group, Inc.                   25,119     202,710
    First Citizens BancShares, Inc. Class A                   9,439   1,759,618
    First Commonwealth Financial Corp.                      491,400   3,513,510
    First Community Bancshares, Inc.                         48,980     759,680
#   First Connecticut Bancorp Inc/Farmington                  3,750      55,650
    First Defiance Financial Corp.                           44,537   1,008,318
*   First Federal Bancshares of Arkansas, Inc.                4,332      41,977
    First Financial Bancorp                                  88,889   1,366,224
    First Financial Corp.                                    50,027   1,545,334
#   First Financial Holdings, Inc.                           67,589   1,354,484
#*  First Financial Northwest, Inc.                          97,328     788,357
    First Interstate Bancsystem, Inc.                        34,382     698,642
    First M&F Corp.                                           2,708      38,995
#*  First Marblehead Corp. (The)                            243,279     299,233
    First Merchants Corp.                                   138,495   2,247,774
    First Midwest Bancorp, Inc.                             339,110   4,255,830
#   First Niagara Financial Group, Inc.                     891,016   8,473,562
#   First Pactrust Bancorp, Inc.                             22,283     253,135
*   First South Bancorp, Inc.                                 6,484      42,665
*   First United Corp.                                          517       4,374
    First West Virginia Bancorp                                  63       1,059
    Firstbank Corp.                                             301       3,823
*   Firstcity Financial Corp.                                34,485     340,367
    FirstMerit Corp.                                        165,320   2,831,932
#*  Flagstar Bancorp, Inc.                                   25,014     310,424
    Flushing Financial Corp.                                148,371   2,252,272
    FNB Corp.                                               478,255   5,447,324

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#*  Forestar Group, Inc.                                     52,403 $ 1,128,761
#*  Fortegra Financial Corp.                                    281       2,262
    Fox Chase Bancorp, Inc.                                  23,864     403,540
#   Franklin Financial Corp.                                  5,307      96,481
    FXCM, Inc. Class A                                        5,955      80,690
#   Gain Capital Holdings, Inc.                                 200         986
#*  Genworth Financial, Inc. Class A                        680,419   6,824,603
#   Geo Group, Inc. (The)                                   283,313  10,610,072
    German American Bancorp, Inc.                            30,439     648,959
#   GFI Group, Inc.                                         202,319     811,299
#   Glacier Bancorp, Inc.                                    80,996   1,494,376
*   Global Indemnity P.L.C.                                  81,077   1,807,206
    Great Southern Bancorp, Inc.                             51,430   1,356,209
#*  Green Dot Corp. Class A                                  63,664   1,000,161
#*  Greenlight Capital Re, Ltd. Class A                      47,979   1,180,763
#*  Guaranty Bancorp                                        125,696     266,476
*   Guaranty Federal Bancshares, Inc.                           348       3,511
*   Hallmark Financial Services, Inc.                       100,040     905,362
    Hampden Bancorp, Inc.                                    20,730     319,242
*   Hanmi Financial Corp.                                   116,253   1,793,784
    Hanover Insurance Group, Inc. (The)                     208,584  10,518,891
    Harleysville Savings Financial Corp.                      1,060      20,670
*   Harris & Harris Group, Inc.                             144,700     477,510
    Hawthorn Bancshares, Inc.                                   515       6,031
    Heartland Financial USA, Inc.                            43,981   1,117,557
*   Heritage Commerce Corp.                                  69,769     458,382
    Heritage Financial Corp.                                 24,584     342,947
    Heritage Financial Group, Inc.                              194       2,869
    HF Financial Corp.                                        3,852      52,002
*   Hilltop Holdings, Inc.                                  265,912   3,560,562
#   Hingham Institution for Savings                           1,589     108,068
*   HMN Financial, Inc.                                         800       5,928
*   Home Bancorp, Inc.                                        5,782     104,654
    Home BancShares, Inc.                                    29,917   1,188,303
    Home Federal Bancorp, Inc.                               86,137   1,049,149
#   Homeowners Choice, Inc.                                  31,651     840,018
    HopFed Bancorp, Inc.                                      6,953      75,857
    Horace Mann Educators Corp.                             197,489   4,453,377
    Horizon Bancorp                                          11,062     213,497
    Hudson City Bancorp, Inc.                               266,642   2,215,795
    Hudson Valley Holding Corp.                              11,802     181,515
    Iberiabank Corp.                                         70,242   3,204,440
*   ICG Group, Inc.                                         115,902   1,375,757
*   Imperial Holdings, Inc.                                   1,082       4,350
    Independence Holding Co.                                 55,689     584,735
#   Independent Bank Corp. (453836108)                       99,715   3,095,154
*   Independent Bank Corp. (453838609)                       24,000     169,680
    Infinity Property & Casualty Corp.                       12,200     692,228
    Interactive Brokers Group, Inc. Class A                 103,464   1,558,168
#   International Bancshares Corp.                          241,034   4,676,060
#*  Intervest Bancshares Corp. Class A                       17,708     104,123
#*  INTL. FCStone, Inc.                                       4,934      84,470

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   Investment Technology Group, Inc.                       154,059 $ 1,677,703
    Investors Title Co.                                       3,252     225,526
#   Janus Capital Group, Inc.                               888,638   7,926,651
    JMP Group, Inc.                                          55,716     359,925
    Kearny Financial Corp.                                    1,371      13,504
    Kemper Corp.                                            278,309   8,866,925
#   Kentucky First Federal Bancorp                            2,420      19,239
*   Knight Capital Group, Inc. Class A                      445,696   1,577,764
#   Lake Shore Bancorp, Inc.                                    306       3,557
    Lakeland Bancorp, Inc.                                  126,226   1,206,721
    Lakeland Financial Corp.                                 49,577   1,328,664
    Landmark Bancorp Inc/Manhattan                              446       9,281
#   Legg Mason, Inc.                                        686,279  21,864,849
#   Leucadia National Corp.                                  54,810   1,693,081
    LNB Bancorp, Inc.                                        31,120     262,964
*   Louisiana Bancorp Inc/Metaire                            13,988     230,522
#*  Macatawa Bank Corp.                                     137,897     772,223
#   Maiden Holdings, Ltd.                                   215,404   2,225,123
    MainSource Financial Group, Inc.                         88,279   1,118,495
#   Manning & Napier, Inc.                                    3,159      55,314
    Marlin Business Services Corp.                           58,904   1,427,244
*   Maui Land & Pineapple Co., Inc.                             817       3,456
    MB Financial, Inc.                                      265,079   6,563,356
#*  MBIA, Inc.                                              495,783   4,690,107
*   MBT Financial Corp.                                      39,294     158,748
    MCG Capital Corp.                                       453,143   2,329,155
#   Meadowbrook Insurance Group, Inc.                       217,301   1,690,602
    Medallion Financial Corp.                               102,849   1,536,564
    Mercantile Bank Corp.                                    37,124     620,342
    Merchants Bancshares, Inc.                               16,674     505,889
*   Meridian Interstate Bancorp, Inc.                        24,317     444,758
    Meta Financial Group, Inc.                                1,149      30,540
*   Metro Bancorp, Inc.                                      66,562   1,181,475
*   MetroCorp Bancshares, Inc.                               13,453     135,203
*   MGIC Investment Corp.                                   848,943   4,584,292
    MicroFinancial, Inc.                                     41,697     337,329
    Mid Penn Bancorp, Inc.                                      106       1,123
    MidSouth Bancorp, Inc.                                   19,374     304,366
    MidWestOne Financial Group, Inc.                            140       3,346
    Montpelier Re Holdings, Ltd.                            317,012   8,166,229
    MutualFirst Financial, Inc.                               3,283      52,758
    NASDAQ OMX Group, Inc. (The)                            858,799  25,317,395
#*  National Financial Partners Corp.                       185,163   4,692,030
#   National Interstate Corp.                                14,498     421,167
    National Penn Bancshares, Inc.                          544,650   5,332,123
    National Security Group, Inc.                             1,423      11,533
#   National Western Life Insurance Co. Class A               1,880     343,326
    Naugatuck Valley Financial Corp.                            385       2,845
*   Navigators Group, Inc. (The)                             66,657   3,858,107
    NBT Bancorp, Inc.                                        68,636   1,389,879
    Nelnet, Inc. Class A                                    155,416   5,284,144
*   New Century Bancorp, Inc.                                   700       4,480

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#   New Hampshire Thrift Bancshares, Inc.                     1,468 $    18,908
*   NewBridge Bancorp                                        33,630     198,081
#*  NewStar Financial, Inc.                                 256,825   3,069,059
    Nicholas Financial, Inc.                                  4,889      71,477
*   North Valley Bancorp                                      6,514     114,581
    Northeast Community Bancorp, Inc.                         9,196      54,900
#   Northfield Bancorp, Inc.                                 33,276     391,326
    Northrim BanCorp, Inc.                                   11,388     248,031
    Northwest Bancshares, Inc.                              350,305   4,291,236
#   Norwood Financial Corp.                                     336      10,416
    Ocean Shore Holding Co.                                      92       1,376
    OceanFirst Financial Corp.                               60,364     857,772
#*  Ocwen Financial Corp.                                   219,450   8,027,481
    OFG Bancorp                                             194,608   3,127,351
    Ohio Valley Banc Corp.                                    1,834      35,506
    Old National Bancorp                                    372,258   4,534,102
#   Old Republic International Corp.                      1,178,722  15,912,747
*   Old Second Bancorp, Inc.                                 32,787     150,820
*   OmniAmerican Bancorp, Inc.                               49,136   1,223,486
    OneBeacon Insurance Group, Ltd. Class A                 109,706   1,490,905
    Oppenheimer Holdings, Inc. Class A                       14,598     270,063
    Oritani Financial Corp.                                  47,329     732,180
    Pacific Continental Corp.                                34,155     381,853
*   Pacific Mercantile Bancorp                               40,919     245,514
*   Pacific Premier Bancorp, Inc.                            17,251     209,600
    PacWest Bancorp                                          53,122   1,473,073
#   Park National Corp.                                      10,252     701,032
*   Park Sterling Corp.                                     119,833     686,643
#   PartnerRe, Ltd.                                         301,355  28,429,831
    Peapack Gladstone Financial Corp.                        22,765     331,914
#   People's United Financial, Inc.                       1,422,378  18,718,494
    Peoples Bancorp of North Carolina, Inc.                     410       4,809
    Peoples Bancorp, Inc.                                    49,925   1,017,472
#*  PHH Corp.                                               293,479   6,186,537
#*  Phoenix Cos., Inc. (The)                                 18,362     534,518
*   PICO Holdings, Inc.                                      86,185   1,870,214
*   Pinnacle Financial Partners, Inc.                       158,447   3,845,509
*   Piper Jaffray Cos.                                       64,808   2,187,918
    Platinum Underwriters Holdings, Ltd.                    172,325   9,779,444
*   Popular, Inc.                                            76,934   2,191,850
#*  Portfolio Recovery Associates, Inc.                       1,800     220,950
*   Preferred Bank                                           15,948     263,142
    Premier Financial Bancorp, Inc.                             571       6,966
    Primerica, Inc.                                          18,782     637,837
    PrivateBancorp, Inc.                                    245,003   4,699,158
    ProAssurance Corp.                                       22,002   1,077,878
#   Protective Life Corp.                                   383,246  14,586,343
    Provident Financial Holdings, Inc.                       36,150     585,630
    Provident Financial Services, Inc.                      305,270   4,679,789
#   Provident New York Bancorp                              170,497   1,541,293
*   Prudential Bancorp, Inc. of Pennsylvania                  2,852      24,413
*   PSB Holdings, Inc.                                          599       3,492

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
     Pulaski Financial Corp.                                 28,592 $   301,646
     QC Holdings, Inc.                                       80,189     243,775
     QCR Holdings, Inc.                                         246       3,929
#    Radian Group, Inc.                                     668,127   7,984,118
     Reinsurance Group of America, Inc.                     356,518  22,300,201
     Renasant Corp.                                         116,126   2,649,995
#    Republic Bancorp, Inc. Class A                          22,099     490,598
     Resource America, Inc. Class A                          83,429     769,215
*    Riverview Bancorp, Inc.                                 31,681      77,618
#    RLI Corp.                                               12,011     862,990
     Rockville Financial, Inc.                               64,494     838,422
     Roma Financial Corp.                                     2,705      46,039
#    Ryman Hospitality Properties                           189,867   8,441,487
#    S&T Bancorp, Inc.                                      135,773   2,562,037
#*   Safeguard Scientifics, Inc.                            101,615   1,640,066
     Safety Insurance Group, Inc.                            64,825   3,219,858
     Salisbury Bancorp, Inc.                                    291       7,784
     Sandy Spring Bancorp, Inc.                             104,976   2,149,908
     SCBT Financial Corp.                                    54,090   2,583,879
#*   Seacoast Banking Corp. of Florida                       22,085      47,262
     Selective Insurance Group, Inc.                        262,800   6,157,404
*    Shore Bancshares, Inc.                                   2,613      18,291
     SI Financial Group, Inc.                                 7,388      85,701
     Sierra Bancorp                                          28,691     370,688
     Simmons First National Corp. Class A                    57,881   1,419,242
#    Simplicity Bancorp, Inc.                                18,379     275,685
     Somerset Hills Bancorp                                   5,111      58,214
(o)  Southern Community Financial                            34,147       7,512
*    Southern Connecticut Bancorp, Inc.                         500       1,850
*    Southern First Bancshares, Inc.                          2,286      24,803
     Southern Missouri Bancorp, Inc.                            293       7,470
     Southern National Bancorp of Virginia, Inc.                259       2,608
#    Southside Bancshares, Inc.                              49,813   1,065,003
*    Southwest Bancorp, Inc.                                 87,892   1,161,932
     Southwest Georgia Financial Corp.                          700       6,755
#*   St Joe Co. (The)                                         2,844      55,657
     StanCorp Financial Group, Inc.                         115,744   4,997,826
     State Auto Financial Corp.                             121,285   2,107,933
     StellarOne Corp.                                       104,796   1,570,892
#    Sterling Bancorp                                        80,532     908,401
     Stewart Information Services Corp.                      92,067   2,492,254
*    Stifel Financial Corp.                                   8,116     261,498
*    Stratus Properties, Inc.                                 1,430      22,079
#*   Suffolk Bancorp                                         10,955     171,336
     Summit State Bank                                        1,121       9,697
#*   Sun Bancorp, Inc.                                      120,870     389,201
     Susquehanna Bancshares, Inc.                           878,730  10,254,779
*    Sussex Bancorp                                             474       3,053
     SY Bancorp, Inc.                                           936      21,491
     Symetra Financial Corp.                                206,145   2,809,756
#    Synovus Financial Corp.                                553,449   1,488,778
#*   Taylor Capital Group, Inc.                              81,196   1,189,521

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
    Teche Holding Co.                                          540 $     22,248
    Territorial Bancorp, Inc.                               20,309      474,824
#*  Texas Capital Bancshares, Inc.                           9,338      389,021
    TF Financial Corp.                                       4,609      115,455
    Thomas Properties Group, Inc.                          248,419    1,264,453
    Timberland Bancorp, Inc.                                10,843       89,455
    Tompkins Financial Corp.                                35,726    1,493,347
    Tower Financial Corp.                                      488        6,769
    Tower Group International, Ltd.                        205,974    3,897,028
#   TowneBank                                               79,009    1,130,619
    Tree.com, Inc.                                          53,489    1,094,920
    Trico Bancshares                                        47,751      834,210
#   TrustCo Bank Corp.                                     124,293      666,210
#   Trustmark Corp.                                        183,634    4,508,215
    Umpqua Holdings Corp.                                  567,899    6,814,788
    Union First Market Bankshares Corp.                     74,915    1,416,643
    United Bancshares, Inc.                                    466        5,476
#   United Bankshares, Inc.                                 79,082    2,001,565
    United Community Bancorp                                   114        1,140
*   United Community Banks, Inc.                            84,655      926,972
*   United Community Financial Corp.                         2,093        8,665
    United Financial Bancorp, Inc.                          96,629    1,431,075
    United Fire Group, Inc.                                118,756    3,320,418
#*  United Security Bancshares                               1,102        4,529
*   Unity Bancorp, Inc.                                      3,489       24,877
#   Universal Insurance Holdings, Inc.                     109,558      655,157
    Univest Corp. of Pennsylvania                           42,883      751,739
#   Validus Holdings, Ltd.                                 384,059   14,828,518
    ViewPoint Financial Group, Inc.                         79,347    1,477,441
*   Virginia Commerce Bancorp, Inc.                        135,705    1,823,875
#   VSB Bancorp, Inc.                                           80          802
*   Walker & Dunlop, Inc.                                    5,014       89,299
    Washington Banking Co.                                  28,047      387,049
    Washington Federal, Inc.                               335,276    5,756,689
#   Washington Trust Bancorp, Inc.                          59,013    1,578,598
*   Waterstone Financial, Inc.                               7,928       63,345
    Wayne Savings Bancshares, Inc.                             120        1,196
    Webster Financial Corp.                                307,360    7,183,003
    WesBanco, Inc.                                         122,753    3,072,508
    West BanCorp., Inc.                                     58,779      633,638
*   Western Alliance Bancorp                               280,258    4,122,595
    Westfield Financial, Inc.                              131,049      986,799
*   Wilshire Bancorp, Inc.                                 272,263    1,739,761
#   Wintrust Financial Corp.                               184,525    6,617,066
    WSFS Financial Corp.                                     9,110      445,843
    WVS Financial Corp.                                        111        1,332
#*  Yadkin Valley Financial Corp.                            2,260        9,063
#   Zions BanCorp.                                         749,845   18,461,184
*   ZipRealty, Inc.                                         93,955      307,233
                                                                   ------------
Total Financials                                                    924,579,433
                                                                   ------------

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (6.0%)
#*  Accuray, Inc.                                             2,112 $     9,293
*   Addus HomeCare Corp.                                     12,742     150,865
#*  Affymax, Inc.                                            54,963      49,472
#*  Affymetrix, Inc.                                        385,552   1,403,409
#   Air Methods Corp.                                       112,807   4,127,608
*   Albany Molecular Research, Inc.                         138,611   1,653,629
*   Alere, Inc.                                             291,873   7,495,299
*   Allied Healthcare Products                                1,097       2,951
#*  Allscripts Healthcare Solutions, Inc.                   126,955   1,757,057
    Almost Family, Inc.                                      43,673     862,105
*   Alphatec Holdings, Inc.                                 147,075     277,972
*   AMAG Pharmaceuticals, Inc.                                3,292      72,589
#*  Amedisys, Inc.                                          140,485   1,410,469
*   American Shared Hospital Services                         4,548       7,481
*   AMN Healthcare Services, Inc.                           163,295   2,242,040
*   Amsurg Corp.                                            156,438   5,250,059
    Analogic Corp.                                           37,971   3,017,935
*   AngioDynamics, Inc.                                     136,517   1,382,917
*   Anika Therapeutics, Inc.                                 68,115     909,335
*   Arrhythmia Research Technology, Inc.                        132         334
    Assisted Living Concepts, Inc. Class A                  104,348   1,243,828
*   Astex Pharmaceuticals                                   211,701   1,456,503
*   BioScrip, Inc.                                          266,195   3,689,463
*   Cambrex Corp.                                           130,988   1,636,040
    Cantel Medical Corp.                                    110,792   3,502,135
*   Capital Senior Living Corp.                             136,755   3,317,676
*   CardioNet, Inc.                                          88,240     256,778
#*  Celldex Therapeutics, Inc.                               12,828     167,405
#*  Chindex International, Inc.                               6,388      87,516
#*  Codexis, Inc.                                             3,757       8,416
    Community Health Systems, Inc.                          328,963  14,990,844
    CONMED Corp.                                            141,317   4,427,462
    Coventry Health Care, Inc.                              662,402  32,822,019
*   Cross Country Healthcare, Inc.                          121,342     606,710
#   CryoLife, Inc.                                           81,378     488,268
*   Cumberland Pharmaceuticals, Inc.                         90,380     422,978
*   Cutera, Inc.                                             68,546     761,546
*   Cynosure, Inc. Class A                                   36,342     939,804
    Daxor Corp.                                                 613       4,683
*   Digirad Corp.                                            88,544     226,673
*   Dynacq Healthcare, Inc.                                   3,590         219
*   Emergent Biosolutions, Inc.                              85,218   1,307,244
    Ensign Group, Inc. (The)                                 23,010     802,359
*   Enzo Biochem, Inc.                                      132,897     297,689
#   Enzon Pharmaceuticals, Inc.                              85,102     280,837
*   Exactech, Inc.                                           38,546     713,101
#*  ExamWorks Group, Inc.                                    29,669     537,009
*   Five Star Quality Care, Inc.                            226,812   1,072,821
*   Furiex Pharmaceuticals, Inc.                             15,441     524,222
#*  Gentiva Health Services, Inc.                           171,212   1,796,014
*   Greatbatch, Inc.                                        134,288   3,752,007
*   Hanger, Inc.                                             68,666   2,086,760

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*     Harvard Bioscience, Inc.                              146,840 $   751,821
*     Health Net, Inc.                                       23,295     684,873
*     HealthStream, Inc.                                     46,788   1,074,252
*     Healthways, Inc.                                      123,257   1,712,040
#     Hi-Tech Pharmacal Co., Inc.                            54,106   1,788,744
#     Hill-Rom Holdings, Inc.                                 7,122     242,647
#*    Hologic, Inc.                                         192,058   3,912,221
#*    Horizon Pharma, Inc.                                   43,945     105,468
#*    ICU Medical, Inc.                                      16,050     967,013
*     Idera Pharmaceuticals, Inc.                           141,206     104,492
*     Impax Laboratories, Inc.                               38,605     675,588
*     Infinity Pharmaceuticals, Inc.                         31,592   1,361,299
*     Integra LifeSciences Holdings Corp.                     3,245     113,672
#     Invacare Corp.                                        161,168   2,167,710
*     Iridex Corp.                                              918       4,654
      Kewaunee Scientific Corp.                               7,798     101,842
*     Kindred Healthcare, Inc.                              245,290   2,573,092
*     Lannett Co., Inc.                                      97,301   1,129,665
      LeMaitre Vascular, Inc.                                73,991     448,385
*     LHC Group, Inc.                                        79,676   1,730,563
*     LifePoint Hospitals, Inc.                             233,325  11,199,600
*     Magellan Health Services, Inc.                        128,536   6,575,902
#     Maxygen, Inc.                                         172,517     414,041
*     MedAssets, Inc.                                       144,490   2,706,298
(o)*  MedCath Corp.                                         103,153     141,320
*     Medical Action Industries, Inc.                        84,244     684,904
#*    MediciNova, Inc.                                       23,798      74,964
*     Merit Medical Systems, Inc.                            43,446     420,123
*     Misonix, Inc.                                           5,883      33,651
*     Molina Healthcare, Inc.                               189,643   6,296,148
*     Momenta Pharmaceuticals, Inc.                          25,734     317,043
#     National Healthcare Corp.                              24,810   1,151,928
*     Natus Medical, Inc.                                   136,796   1,711,318
*     NuVasive, Inc.                                         16,042     336,401
#     Omnicare, Inc.                                        551,404  24,134,953
*     Omnicell, Inc.                                        198,317   3,573,672
#*    OraSure Technologies, Inc.                             12,634      56,348
*     Orthofix International NV                               2,218      71,863
#     Owens & Minor, Inc.                                     8,694     283,164
#*    Pacific Biosciences of California, Inc.                45,878     117,448
*     Palomar Medical Technologies, Inc.                     83,286   1,128,525
#*    PDI, Inc.                                              51,576     235,702
*     PharMerica Corp.                                      144,641   1,864,422
#*    PhotoMedex, Inc.                                        9,149     149,129
#*    Pozen, Inc.                                            91,480     450,996
*     Providence Service Corp. (The)                         56,478     988,930
#*    Repligen Corp.                                        123,424   1,105,879
*     Rochester Medical Corp.                                26,852     364,650
*     RTI Biologics, Inc.                                   271,396   1,080,156
*     Sciclone Pharmaceuticals, Inc.                        291,162   1,377,196
      Select Medical Holdings Corp.                         198,714   1,639,390
#*    Skilled Healthcare Group, Inc. Class A                 61,016     429,553

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
*    Solta Medical, Inc.                                   177,060 $    345,267
     Span-America Medical Systems, Inc.                      4,850       95,497
*    Spectranetics Corp.                                    50,464      941,154
*    Sucampo Pharmaceuticals, Inc. Class A                  57,237      544,324
*    SunLink Health Systems, Inc.                              108           86
*    SurModics, Inc.                                        25,415      672,227
*    Symmetry Medical, Inc.                                185,348    2,209,348
#*   Synageva BioPharma Corp.                                5,942      307,142
*    Targacept, Inc.                                        22,571      104,052
#    Teleflex, Inc.                                        124,524    9,729,060
*    Theragenics Corp.                                       1,900        2,736
*    Tornier NV                                              2,090       38,017
#*   TranS1, Inc.                                           97,586      196,148
*    Transcept Pharmaceuticals, Inc.                        61,189      242,308
*    Triple-S Management Corp. Class B                      91,887    1,656,723
#    Universal American Corp.                              373,234    3,191,151
#*   VCA Antech, Inc.                                       99,614    2,400,697
#*   ViroPharma, Inc.                                      365,524    9,960,529
#    West Pharmaceutical Services, Inc.                     10,322      659,163
*    Wright Medical Group, Inc.                            193,752    4,541,547
                                                                   ------------
Total Health Care                                                   246,912,682
                                                                   ------------
Industrials -- (13.1%)
     AAR Corp.                                             196,722    3,513,455
#    ABM Industries, Inc.                                  172,074    3,880,269
#*   Acacia Research Corp.                                  12,660      301,561
#*   ACCO Brands Corp.                                      95,734      646,204
#*   Accuride Corp.                                         49,361      253,716
     Aceto Corp.                                           135,952    1,413,901
     Acme United Corp.                                      12,718      162,790
#    Acorn Energy, Inc.                                     29,843      223,822
#*   Adept Technology, Inc.                                 60,855      196,562
*    AECOM Technology Corp.                                355,221   10,326,274
*    Aegion Corp.                                          176,890    3,725,303
*    AeroCentury Corp.                                         782       15,468
#*   Aerovironment, Inc.                                   128,839    2,494,323
#    AGCO Corp.                                            161,456    8,597,532
*    Air Transport Services Group, Inc.                    303,540    1,751,426
     Aircastle, Ltd.                                       170,702    2,383,000
     Alamo Group, Inc.                                      63,723    2,553,381
     Albany International Corp. Class A                    136,343    3,960,764
#    Alliant Techsystems, Inc.                              29,386    2,185,143
(o)  Allied Defense Group, Inc. (The)                       20,781      109,100
     Allied Motion Technologies, Inc.                        6,010       42,911
#    Altra Holdings, Inc.                                  161,647    4,307,893
     AMERCO                                                 84,246   13,538,332
*    Ameresco, Inc. Class A                                 17,450      128,606
     American Railcar Industries, Inc.                     113,207    4,042,622
     American Science & Engineering, Inc.                    1,281       82,599
#*   American Superconductor Corp.                          93,550      234,810
*    American Woodmark Corp.                                47,091    1,584,612
     Ampco-Pittsburgh Corp.                                 32,333      605,920

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   AMREP Corp.                                               6,036 $    54,626
    Apogee Enterprises, Inc.                                144,524   3,682,472
#   Applied Industrial Technologies, Inc.                    68,117   2,877,943
*   ARC Document Solutions, Inc.                             75,144     241,212
#   Argan, Inc.                                               5,894     104,324
#   Arkansas Best Corp.                                     107,945   1,134,502
#*  Ascent Solar Technologies, Inc.                          31,847      20,382
#   Astec Industries, Inc.                                   74,399   2,442,519
*   AT Cross Co. Class A                                     45,031     568,291
*   Atlas Air Worldwide Holdings, Inc.                      136,860   5,118,564
*   Avalon Holdings Corp. Class A                             1,925       7,026
*   Avis Budget Group, Inc.                                 578,582  16,686,305
    AZZ, Inc.                                                19,564     827,362
    Baltic Trading, Ltd.                                     18,817      65,295
#   Barnes Group, Inc.                                      199,064   5,528,007
    Barrett Business Services, Inc.                          49,248   2,607,189
*   BlueLinx Holdings, Inc.                                 217,402     632,640
#   Brady Corp. Class A                                      71,874   2,435,091
*   Breeze-Eastern Corp.                                     37,653     320,050
#   Briggs & Stratton Corp.                                 242,734   5,459,088
*   CAI International, Inc.                                  66,087   1,684,558
#*  Casella Waste Systems, Inc. Class A                      75,727     330,170
#*  CBIZ, Inc.                                              182,129   1,182,017
    CDI Corp.                                               102,838   1,611,471
    Ceco Environmental Corp.                                 26,321     305,587
    Celadon Group, Inc.                                     122,224   2,052,141
#   Chicago Rivet & Machine Co.                               2,310      55,902
    CIRCOR International, Inc.                               82,838   3,920,723
*   Columbus McKinnon Corp.                                  86,567   1,625,728
    Comfort Systems USA, Inc.                               175,312   2,249,253
    Compx International, Inc.                                 5,019      62,737
#   Con-way, Inc.                                            26,009     879,104
*   Consolidated Graphics, Inc.                              64,334   2,294,794
    Courier Corp.                                            52,547     756,677
#   Covanta Holding Corp.                                   234,139   4,682,780
*   Covenant Transportation Group, Inc. Class A              41,614     230,958
*   CPI Aerostructures, Inc.                                 30,852     284,147
#*  CRA International, Inc.                                  46,319     854,122
#   Cubic Corp.                                                 469      20,153
    Curtiss-Wright Corp.                                    227,308   7,464,795
*   DigitalGlobe, Inc.                                       44,176   1,289,497
*   Dolan Co. (The)                                         107,835     186,555
    Douglas Dynamics, Inc.                                  100,626   1,407,758
*   Ducommun, Inc.                                           48,685   1,192,296
*   DXP Enterprises, Inc.                                    11,067     740,161
*   Dycom Industries, Inc.                                  159,988   3,090,968
    Dynamic Materials Corp.                                  39,717     630,706
#*  Eagle Bulk Shipping, Inc.                                 3,852      13,559
    Eastern Co. (The)                                        10,824     181,086
    Ecology and Environment, Inc. Class A                     8,425     104,133
#   EMCOR Group, Inc.                                        16,367     612,126
    Encore Wire Corp.                                       109,581   3,588,778

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Energy Recovery, Inc.                                    67,980 $   248,807
*   EnergySolutions, Inc.                                   409,054   1,689,393
*   EnerNOC, Inc.                                            82,765   1,450,043
*   EnerSys, Inc.                                           132,748   6,085,168
#*  Engility Holdings, Inc.                                  17,519     419,755
    Ennis, Inc.                                             142,595   2,191,685
#*  EnPro Industries, Inc.                                   98,072   4,832,988
    ESCO Technologies, Inc.                                  91,932   3,306,794
    Espey Manufacturing & Electronics Corp.                   5,895     148,790
*   Esterline Technologies Corp.                            132,139   9,915,711
#*  Excel Maritime Carriers, Ltd.                           210,448      86,284
*   Federal Signal Corp.                                    282,212   2,189,965
*   Flow International Corp.                                208,792     764,179
*   Franklin Covey Co.                                       73,779   1,038,808
    FreightCar America, Inc.                                 64,637   1,349,621
*   Frozen Food Express Industries                           12,747      16,189
#*  FTI Consulting, Inc.                                    171,770   5,689,022
*   Fuel Tech, Inc.                                          30,926     123,704
*   Furmanite Corp.                                          94,908     602,666
    G&K Services, Inc. Class A                               92,519   4,347,468
#   GATX Corp.                                              218,307  11,122,742
#*  Genco Shipping & Trading, Ltd.                          216,727     370,603
*   Gencor Industries, Inc.                                  16,355     113,177
#   Generac Holdings, Inc.                                   14,217     510,817
*   General Cable Corp.                                     246,469   8,498,251
*   Gibraltar Industries, Inc.                              145,546   2,721,710
    Global Power Equipment Group, Inc.                        7,210     118,965
*   GP Strategies Corp.                                      87,481   1,928,956
#*  GrafTech International, Ltd.                             19,789     142,085
    Granite Construction, Inc.                              190,787   5,279,076
    Great Lakes Dredge & Dock Corp.                         301,074   2,083,432
#*  Greenbrier Cos., Inc.                                   127,103   2,867,444
    Griffon Corp.                                           276,699   2,850,000
    H&E Equipment Services, Inc.                            180,838   3,681,862
    Hardinge, Inc.                                           51,860     700,110
    Harsco Corp.                                             39,200     855,736
#*  Hawaiian Holdings, Inc.                                 277,306   1,522,410
    Heidrick & Struggles International, Inc.                 76,978   1,017,649
#*  Hill International, Inc.                                125,857     346,107
    Houston Wire & Cable Co.                                  5,312      72,349
*   Hudson Global, Inc.                                     124,698     411,503
*   Hurco Cos., Inc.                                         34,584     927,889
*   Huron Consulting Group, Inc.                             26,097   1,090,333
    Hyster-Yale Materials Handling, Inc.                     65,970   3,442,974
*   ICF International, Inc.                                  68,665   1,861,508
#*  II-VI, Inc.                                              10,706     165,622
#*  InnerWorkings, Inc.                                      11,891     119,742
    Innovative Solutions & Support, Inc.                     44,641     392,394
    Insteel Industries, Inc.                                 84,828   1,406,448
*   Integrated Electrical Services, Inc.                     33,463     195,089
    International Shipholding Corp.                          25,776     465,515
#   Intersections, Inc.                                      42,009     401,606

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
#*  JetBlue Airways Corp.                                 1,508,464 $10,393,317
    Kadant, Inc.                                             36,328   1,005,196
    Kaman Corp.                                                 922      31,154
#   KAR Auction Services, Inc.                               37,399     836,616
    Kaydon Corp.                                             70,576   1,682,532
#   Kelly Services, Inc. Class A                            163,950   2,790,429
*   Key Technology, Inc.                                     23,834     297,448
    Kforce, Inc.                                             15,119     228,599
    Kimball International, Inc. Class B                     154,546   1,420,278
#   Knight Transportation, Inc.                              62,480     975,938
*   Korn/Ferry International                                175,348   2,902,009
#*  Kratos Defense & Security Solutions, Inc.               135,927     691,868
    Lawson Products, Inc.                                    39,074     552,897
#*  Layne Christensen Co.                                   100,751   2,058,343
    LB Foster Co. Class A                                    41,476   1,831,165
#*  LMI Aerospace, Inc.                                      63,979   1,368,511
    LS Starrett Co. (The) Class A                            22,027     235,689
    LSI Industries, Inc.                                    107,928     759,813
*   Lydall, Inc.                                             82,151   1,178,045
#   Manpowergroup, Inc.                                     112,752   5,993,896
    Marten Transport, Ltd.                                  102,561   2,089,168
#*  MasTec, Inc.                                             68,804   1,912,751
    Mastech Holdings, Inc.                                    1,502      10,965
#   Matson, Inc.                                            173,522   4,084,708
#   McGrath RentCorp                                         92,295   2,866,683
#   Met-Pro Corp.                                            69,988     937,839
#*  Metalico, Inc.                                          234,285     349,085
*   Mfri, Inc.                                               26,829     195,852
    Michael Baker Corp.                                      17,249     420,013
    Miller Industries, Inc.                                  62,704     947,457
#*  Mobile Mini, Inc.                                       205,048   5,768,000
*   Moog, Inc. Class A                                       71,731   3,314,690
    Mueller Industries, Inc.                                126,768   6,564,047
    Mueller Water Products, Inc. Class A                    613,251   3,630,446
    Multi-Color Corp.                                        40,606   1,050,071
#*  MYR Group, Inc.                                         111,857   2,550,340
#   National Presto Industries, Inc.                          7,039     527,925
*   National Technical Systems, Inc.                         27,415     263,732
*   Navigant Consulting, Inc.                               153,523   1,892,939
    NL Industries, Inc.                                      87,722     988,627
*   NN, Inc.                                                 87,117     784,924
*   Northwest Pipe Co.                                       44,452   1,213,095
#*  Ocean Power Technologies, Inc.                           41,206      63,457
#*  On Assignment, Inc.                                     195,082   4,734,640
*   Orbital Sciences Corp.                                  122,024   2,198,872
*   Orion Energy Systems, Inc.                               48,800     117,120
*   Orion Marine Group, Inc.                                 36,283     332,352
*   Oshkosh Corp.                                            85,661   3,363,051
#*  Owens Corning                                           567,793  23,881,374
*   Pacer International, Inc.                               144,740     823,571
    PAM Transportation Services, Inc.                        37,772     394,340
*   Park-Ohio Holdings Corp.                                    999      36,743

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Patrick Industries, Inc.                                  9,440 $   191,254
#*  Patriot Transportation Holding, Inc.                      5,557     160,875
*   PGT, Inc.                                                81,174     625,040
    Pike Electric Corp.                                     141,577   2,212,849
*   Powell Industries, Inc.                                  37,006   1,822,175
*   PowerSecure International, Inc.                          89,370   1,224,369
    Preformed Line Products Co.                              18,849   1,517,344
    Providence and Worcester Railroad Co.                     2,267      34,968
#   Quad/Graphics, Inc.                                      25,994     543,275
#   Quanex Building Products Corp.                          107,762   1,753,288
#*  Quanta Services, Inc.                                   198,323   5,449,916
    RCM Technologies, Inc.                                   38,007     214,740
*   Republic Airways Holdings, Inc.                         242,281   2,711,124
    Resources Connection, Inc.                              117,601   1,335,947
*   Roadrunner Transportation Systems, Inc.                  41,038     923,765
#*  Rush Enterprises, Inc. Class A                          131,457   3,009,051
*   Rush Enterprises, Inc. Class B                            1,650      32,670
    Ryder System, Inc.                                      245,750  14,270,702
*   Saia, Inc.                                               83,180   3,403,726
#   Schawk, Inc.                                             88,944     905,450
    SIFCO Industries, Inc.                                   15,111     258,096
#   Simpson Manufacturing Co., Inc.                          53,769   1,545,321
    SkyWest, Inc.                                           252,035   3,606,621
    SL Industries, Inc.                                      14,941     286,867
*   Sparton Corp.                                            49,088     681,832
*   Standard Register Co. (The)                             132,533      91,448
    Standex International Corp.                              58,198   3,078,674
    Steelcase, Inc. Class A                                 231,424   2,939,085
*   Sterling Construction Co., Inc.                          77,398     783,268
*   Supreme Industries, Inc. Class A                          1,540       6,899
    Sypris Solutions, Inc.                                   30,619      97,981
#   TAL International Group, Inc.                           159,430   6,600,402
*   Tecumseh Products Co. Class A                            46,641     415,105
*   Tecumseh Products Co. Class B                             2,547      20,656
*   Terex Corp.                                             442,498  12,655,443
#*  Tetra Tech, Inc.                                         81,861   2,152,126
#   Titan International, Inc.                               131,863   2,941,864
#*  Titan Machinery, Inc.                                   107,690   2,429,486
#*  TMS International Corp. Class A                          15,347     221,611
*   Trimas Corp.                                             40,235   1,227,167
    Trinity Industries, Inc.                                409,075  17,267,056
*   TrueBlue, Inc.                                            8,873     183,849
*   Tutor Perini Corp.                                      203,800   3,350,472
    Twin Disc, Inc.                                          46,249     986,029
*   Ultralife Corp.                                          84,726     333,820
    UniFirst Corp.                                           74,185   6,754,544
#   United Stationers, Inc.                                  83,429   2,708,940
#   Universal Forest Products, Inc.                          95,107   3,671,130
*   Universal Power Group, Inc.                               1,342       2,369
*   Universal Security Instruments, Inc.                      1,053       5,018
*   Universal Truckload Services, Inc.                       23,168     584,760
    URS Corp.                                               294,716  12,943,927

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
*   USA Truck, Inc.                                         51,322 $    263,282
#   UTi Worldwide, Inc.                                    100,401    1,474,891
*   Versar, Inc.                                            35,947      157,448
    Viad Corp.                                              99,365    2,588,458
*   Vicor Corp.                                              2,100       11,277
*   Virco Manufacturing Corp.                               19,199       38,974
*   Volt Information Sciences, Inc.                         55,204      447,152
#   VSE Corp.                                                6,539      199,374
    Watts Water Technologies, Inc. Class A                 141,348    6,651,837
#   Werner Enterprises, Inc.                                54,363    1,248,174
#*  Wesco Aircraft Holdings, Inc.                           10,778      177,945
*   Willdan Group, Inc.                                      3,123        7,292
*   Willis Lease Finance Corp.                              12,818      181,887
#*  XPO Logistics, Inc.                                     70,646    1,152,236
                                                                   ------------
Total Industrials                                                   537,159,012
                                                                   ------------
Information Technology -- (11.1%)
*   Accelrys, Inc.                                         260,710    2,567,994
#*  Acxiom Corp.                                            87,972    1,749,763
*   ADDvantage Technologies Group, Inc.                      4,567       10,778
#   ADTRAN, Inc.                                            11,127      233,667
*   Advanced Energy Industries, Inc.                       198,692    3,373,790
*   Aeroflex Holding Corp.                                 116,313      865,369
*   Aetrium, Inc.                                            1,189          927
*   Agilysys, Inc.                                          87,856    1,026,158
*   Alpha & Omega Semiconductor, Ltd.                       29,705      215,064
    American Software, Inc. Class A                         26,450      219,800
#*  Amkor Technology, Inc.                                 362,149    1,531,890
#*  Amtech Systems, Inc.                                    50,698      188,090
#*  ANADIGICS, Inc.                                        236,995      497,690
*   Analysts International Corp.                            18,292       64,937
*   Anaren, Inc.                                            73,957    1,731,333
    AOL, Inc.                                              465,034   17,968,914
#*  Applied Micro Circuits Corp.                           266,307    1,986,650
*   ARRIS Group, Inc.                                      576,595    9,519,583
#*  Arrow Electronics, Inc.                                463,696   18,190,794
#*  AsiaInfo-Linkage, Inc.                                  31,056      356,523
    Astro-Med, Inc.                                         22,284      219,720
*   ATMI, Inc.                                             155,228    3,376,209
*   Aviat Networks, Inc.                                   235,170      752,544
*   Avid Technology, Inc.                                  176,669    1,164,249
#*  Avnet, Inc.                                            540,580   17,703,995
    AVX Corp.                                              433,777    4,906,018
    Aware, Inc.                                             55,296      267,080
*   Axcelis Technologies, Inc.                             111,393      144,811
*   AXT, Inc.                                              184,167      528,559
    Bel Fuse, Inc. Class A                                   1,820       23,888
    Bel Fuse, Inc. Class B                                  46,351      682,287
*   Benchmark Electronics, Inc.                            298,403    5,323,510
    Black Box Corp.                                         83,740    1,818,833
#*  Blucora, Inc.                                          194,778    2,876,871
#*  BroadVision, Inc.                                       22,469      194,806

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  Brocade Communications Systems, Inc.                  1,718,286 $10,000,425
    Brooks Automation, Inc.                                 283,021   2,750,964
*   Bsquare Corp.                                            18,261      56,427
*   BTU International, Inc.                                  17,003      39,107
#*  CACI International, Inc. Class A                        137,011   8,013,773
*   Calix, Inc.                                             122,212   1,042,468
*   Cascade Microtech, Inc.                                  44,792     307,273
*   Ceva, Inc.                                                5,040      76,910
*   Checkpoint Systems, Inc.                                146,114   1,690,539
*   CIBER, Inc.                                             348,909   1,486,352
    Coherent, Inc.                                           72,801   4,071,760
    Cohu, Inc.                                              108,665   1,039,924
    Communications Systems, Inc.                             39,335     382,730
#   Computer Sciences Corp.                                   9,455     442,967
    Comtech Telecommunications Corp.                        124,502   3,063,994
    Concurrent Computer Corp.                                41,378     291,301
    Convergys Corp.                                         590,305  10,046,991
*   CoreLogic, Inc.                                         212,588   5,799,401
*   Cray, Inc.                                              163,859   3,467,256
#*  Cree, Inc.                                               26,662   1,508,269
*   CSG Systems International, Inc.                          77,425   1,673,154
    CTS Corp.                                               142,120   1,513,578
*   CyberOptics Corp.                                        23,180     129,576
#*  Cymer, Inc.                                               1,600     167,616
#   Daktronics, Inc.                                         37,247     372,098
*   Datalink Corp.                                           72,374     809,865
*   Dataram Corp.                                               381         796
*   Dealertrack Technologies, Inc.                           91,442   2,546,660
#*  Demand Media, Inc.                                       13,232     114,589
*   Digi International, Inc.                                125,500   1,144,560
    Digimarc Corp.                                            3,527      77,382
*   Digital River, Inc.                                      82,246   1,190,922
*   Diodes, Inc.                                             34,670     702,414
*   DSP Group, Inc.                                         113,470     915,703
*   Dynamics Research Corp.                                  48,381     282,545
    EarthLink, Inc.                                         545,747   3,105,300
*   EchoStar Corp. Class A                                  160,565   6,305,388
*   Edgewater Technology, Inc.                               32,647     126,017
    Electro Rent Corp.                                      119,194   1,975,045
    Electro Scientific Industries, Inc.                     134,642   1,451,441
*   Electronics for Imaging, Inc.                           224,419   5,996,476
#*  Emcore Corp.                                             36,843     161,004
*   Emulex Corp.                                            366,689   2,200,134
*   Entegris, Inc.                                          162,841   1,543,733
#*  Entropic Communications, Inc.                           237,414   1,006,635
    EPIQ Systems, Inc.                                      145,863   2,037,706
    ePlus, Inc.                                              38,437   1,748,115
*   Euronet Worldwide, Inc.                                 217,907   6,652,701
*   Exar Corp.                                              226,019   2,436,485
*   Extreme Networks                                        465,306   1,549,469
*   Fabrinet                                                 27,205     373,525
*   Fairchild Semiconductor International, Inc.             664,550   8,572,695

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  FARO Technologies, Inc.                                  44,609 $ 1,730,383
#*  Finisar Corp.                                            49,816     639,637
#*  First Solar, Inc.                                       109,633   5,104,512
*   FormFactor, Inc.                                        240,975   1,192,826
    Frequency Electronics, Inc.                              29,641     297,003
*   Global Cash Access Holdings, Inc.                        36,643     261,265
*   Globecomm Systems, Inc.                                 120,906   1,481,099
#*  GSE Systems, Inc.                                        70,034     132,364
*   GSI Group, Inc.                                          24,813     211,903
*   GSI Technology, Inc.                                    119,649     746,610
    Hackett Group, Inc. (The)                               164,272     801,647
#*  Harmonic, Inc.                                          349,242   1,983,695
*   Hutchinson Technology, Inc.                              88,159     246,845
*   ID Systems, Inc.                                         56,513     305,170
#*  Identive Group, Inc.                                     23,553      22,375
*   IEC Electronics Corp.                                     6,344      36,541
*   Ikanos Communications, Inc.                              49,085      80,009
*   Imation Corp.                                           177,728     654,039
#*  Infinera Corp.                                          101,795     857,114
*   Ingram Micro, Inc. Class A                              647,505  11,532,064
#*  Innodata, Inc.                                            4,088      13,409
*   Inphi Corp.                                               6,413      60,346
*   Insight Enterprises, Inc.                               210,512   3,814,477
*   Integrated Device Technology, Inc.                      690,271   4,907,827
#*  Integrated Silicon Solution, Inc.                       133,628   1,225,369
#*  Intermec, Inc.                                           44,409     436,985
*   Internap Network Services Corp.                         323,764   2,583,637
#*  International Rectifier Corp.                           340,380   7,219,460
*   Interphase Corp.                                         27,282      64,931
#   Intersil Corp. Class A                                  615,529   4,776,505
*   Intevac, Inc.                                           102,204     462,984
*   IntraLinks Holdings, Inc.                                20,147     115,241
*   IntriCon Corp.                                           10,021      40,385
#*  Itron, Inc.                                              56,845   2,253,904
    IXYS Corp.                                              143,506   1,300,164
#*  Kemet Corp.                                             101,451     632,040
*   Key Tronic Corp.                                         56,373     637,015
#   Keynote Systems, Inc.                                    73,985     829,372
#*  KIT Digital, Inc.                                       155,449      47,412
*   Kopin Corp.                                             235,036     777,969
*   Kulicke & Soffa Industries, Inc.                        321,161   3,712,621
*   KVH Industries, Inc.                                     56,857     751,081
*   Lattice Semiconductor Corp.                             195,808     910,507
#   Lexmark International, Inc. Class A                     174,380   5,285,458
#*  Limelight Networks, Inc.                                187,031     360,970
*   LoJack Corp.                                             32,631     114,535
#*  LTX-Credence Corp.                                      192,415   1,135,249
*   Magnachip Semiconductor Corp.                            33,669     540,051
#   ManTech International Corp. Class A                     110,545   2,950,446
    Marchex, Inc. Class B                                   111,980     462,477
*   Market Leader, Inc.                                      74,369     745,177
#   Marvell Technology Group, Ltd.                          181,078   1,948,399

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Mattson Technology, Inc.                                 50,165 $   77,254
*   MaxLinear, Inc. Class A                                     293      1,825
#*  Maxwell Technologies, Inc.                               18,828    114,851
*   Measurement Specialties, Inc.                            72,425  3,097,617
#*  MEMC Electronic Materials, Inc.                         696,839  3,762,931
*   MEMSIC, Inc.                                             38,677    157,415
#   Mentor Graphics Corp.                                   367,758  6,715,261
#*  Mercury Systems, Inc.                                   107,572    831,532
    Methode Electronics, Inc.                               222,257  3,196,056
    Micrel, Inc.                                              2,255     22,685
*   Microsemi Corp.                                          99,996  2,079,917
#*  Mindspeed Technologies, Inc.                             24,230     55,487
    MKS Instruments, Inc.                                   258,004  6,932,568
*   ModusLink Global Solutions, Inc.                        170,782    478,190
#*  Monster Worldwide, Inc.                                 182,153    797,830
#*  MoSys, Inc.                                              26,896    121,570
*   Multi-Fineline Electronix, Inc.                          84,449  1,287,003
#*  Nanometrics, Inc.                                        56,605    794,168
#*  NAPCO Security Technologies, Inc.                        33,409    141,654
*   NCI, Inc. Class A                                         2,523     10,647
*   NeoPhotonics Corp.                                        4,891     26,949
#*  NETGEAR, Inc.                                               200      5,958
*   Newport Corp.                                           181,613  2,751,437
*   Novatel Wireless, Inc.                                  102,819    269,386
#*  Oclaro, Inc.                                            176,112    239,512
*   Official Payments Holdings, Inc.                          3,841     21,586
#*  OmniVision Technologies, Inc.                           287,053  3,849,381
*   Oplink Communications, Inc.                             110,590  1,815,888
    Optical Cable Corp.                                      28,064    117,308
*   OSI Systems, Inc.                                        62,711  3,593,340
*   PAR Technology Corp.                                     55,165    231,141
    Park Electrochemical Corp.                               41,852    999,007
    PC Connection, Inc.                                     116,384  1,796,969
    PC-Tel, Inc.                                             34,660    231,182
*   PCM, Inc.                                                51,256    371,606
*   PDF Solutions, Inc.                                      36,756    628,895
    Perceptron, Inc.                                         37,663    263,264
*   Perficient, Inc.                                        161,061  1,687,919
*   Performance Technologies, Inc.                           54,791     46,024
*   Pericom Semiconductor Corp.                             123,556    798,172
*   Photronics, Inc.                                        297,158  2,344,577
*   Planar Systems, Inc.                                     54,660     93,469
*   Plexus Corp.                                             22,502    606,879
*   PLX Technology, Inc.                                     90,991    424,928
*   PMC - Sierra, Inc.                                      815,347  4,696,399
*   Polycom, Inc.                                           101,958  1,070,559
*   Power-One, Inc.                                         205,866  1,301,073
#*  Progress Software Corp.                                  21,118    476,633
*   QLogic Corp.                                             64,323    698,548
#*  Qualstar Corp.                                           33,400     60,454
#*  QuinStreet, Inc.                                         36,950    241,653
*   Radisys Corp.                                           121,573    603,002

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Rambus, Inc.                                             97,766 $   680,451
*   RealNetworks, Inc.                                      143,933   1,108,284
*   Reis, Inc.                                               44,432     712,245
*   Relm Wireless Corp.                                       2,200       5,236
    RF Industries, Ltd.                                      28,609     171,368
#*  RF Micro Devices, Inc.                                  225,792   1,266,693
    Richardson Electronics, Ltd.                             77,071     904,043
#   Rimage Corp.                                             41,482     373,753
*   Rofin-Sinar Technologies, Inc.                           36,891     918,586
*   Rogers Corp.                                             28,203   1,202,576
#*  Rosetta Stone, Inc.                                      48,437     820,038
#*  Rovi Corp.                                               70,501   1,649,018
#*  Rubicon Technology, Inc.                                 45,323     335,843
*   Rudolph Technologies, Inc.                              162,674   1,898,406
*   Sanmina Corp.                                           329,120   4,153,494
*   ScanSource, Inc.                                         57,216   1,657,548
*   Seachange International, Inc.                           170,432   1,850,892
*   Selectica, Inc.                                             916       7,603
*   ShoreTel, Inc.                                           65,675     237,087
*   Sigma Designs, Inc.                                     160,198     762,542
*   Silicon Graphics International Corp.                     68,245     887,185
#*  Silicon Image, Inc.                                     185,674     915,373
*   Smith Micro Software, Inc.                               87,329     122,261
*   SMTC Corp.                                               30,286      66,932
#*  Sonus Networks, Inc.                                    457,619     961,000
    Soundbite Communications, Inc.                            3,190       9,761
*   Spansion, Inc. Class A                                  133,878   1,739,075
*   StarTek, Inc.                                            58,117     402,751
#*  STEC, Inc.                                              110,121     399,739
#*  SunPower Corp.                                          399,064   5,423,280
    Supertex, Inc.                                           22,783     480,266
*   support.com, Inc.                                       188,961     753,954
*   Sykes Enterprises, Inc.                                 184,976   2,846,781
*   Symmetricom, Inc.                                       192,286     999,887
#*  SYNNEX Corp.                                            182,812   6,325,295
*   Tech Data Corp.                                         261,278  12,209,521
*   TechTarget, Inc.                                        136,406     605,643
*   TeleCommunication Systems, Inc. Class A                 254,011     490,241
*   Telenav, Inc.                                            27,745     145,384
*   TeleTech Holdings, Inc.                                   8,348     177,729
    Tellabs, Inc.                                           626,521   1,296,898
    Telular Corp.                                            72,129     921,087
#   Tessco Technologies, Inc.                                38,662     790,251
    Tessera Technologies, Inc.                              267,121   5,441,255
    TheStreet, Inc.                                         103,777     193,025
*   Trio Tech International                                     979       1,958
#*  TriQuint Semiconductor, Inc.                            850,598   4,967,492
*   TTM Technologies, Inc.                                  258,132   1,866,294
*   Ultra Clean Holdings                                     43,949     275,121
    United Online, Inc.                                     486,839   3,310,505
*   UTStarcom Holdings Corp.                                 17,484      48,431
#*  Veeco Instruments, Inc.                                  50,376   1,917,814

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
#*  ViaSat, Inc.                                            11,408 $    552,946
#*  Viasystems Group, Inc.                                  35,138      446,955
*   Vicon Industries, Inc.                                  22,202       74,377
*   Video Display Corp.                                     10,067       36,745
#*  Virtusa Corp.                                          134,264    2,982,003
#*  Vishay Intertechnology, Inc.                           678,378    9,524,427
#*  Vishay Precision Group, Inc.                            22,637      324,388
    Wayside Technology Group, Inc.                           4,635       55,574
#*  Web.com Group, Inc.                                     56,415      981,621
*   Westell Technologies, Inc. Class A                     103,272      202,413
#*  WPCS International, Inc.                                17,768        6,396
*   XO Group, Inc.                                         135,675    1,527,701
    Xyratex, Ltd.                                          104,080    1,111,574
*   Zygo Corp.                                              63,294      946,878
                                                                   ------------
Total Information Technology                                        455,700,208
                                                                   ------------
Materials -- (6.8%)
    A Schulman, Inc.                                       146,627    3,807,903
#   Allegheny Technologies, Inc.                            70,207    1,894,185
#*  AM Castle & Co.                                        109,790    1,901,563
    AMCOL International Corp.                                3,800      116,926
*   American Biltrite, Inc.                                     12        4,920
*   American Pacific Corp.                                  25,583      627,039
    American Vanguard Corp.                                 36,547    1,054,016
#*  Arabian American Development Co.                         2,799       21,300
#   Ashland, Inc.                                           56,784    4,838,565
    Axiall Corp.                                           171,555    8,998,060
    Boise, Inc.                                            501,309    4,005,459
    Buckeye Technologies, Inc.                             222,931    8,379,976
#   Cabot Corp.                                              5,500      206,580
*   Calgon Carbon Corp.                                      3,732       63,593
*   Century Aluminum Co.                                   375,740    3,066,038
    Chase Corp.                                             23,450      454,930
*   Chemtura Corp.                                         101,342    2,154,531
*   Clearwater Paper Corp.                                  32,776    1,508,352
*   Coeur d'Alene Mines Corp.                              421,417    6,422,395
    Commercial Metals Co.                                  587,626    8,591,092
*   Continental Materials Corp.                                125        2,156
*   Core Molding Technologies, Inc.                         29,334      261,366
#   Domtar Corp.                                           168,731   11,728,492
*   Ferro Corp.                                            321,624    2,264,233
    Friedman Industries, Inc.                               32,585      310,209
    FutureFuel Corp.                                        53,460      654,885
*   General Moly, Inc.                                      18,704       34,789
#   Globe Specialty Metals, Inc.                            11,492      150,086
#*  Golden Minerals Co.                                     13,557       24,674
*   Graphic Packaging Holding Co.                          351,492    2,643,220
    Haynes International, Inc.                              35,267    1,714,329
#   HB Fuller Co.                                          106,641    4,041,694
#   Hecla Mining Co.                                       536,703    1,824,790
*   Horsehead Holding Corp.                                212,832    2,277,302
    Innophos Holdings, Inc.                                    401       20,575

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
    Innospec, Inc.                                            1,790 $    78,778
#   Intrepid Potash, Inc.                                    45,241     832,887
#   Kaiser Aluminum Corp.                                    97,047   6,113,961
    KapStone Paper and Packaging Corp.                      244,040   7,218,703
#   KMG Chemicals, Inc.                                      28,353     520,561
*   Kraton Performance Polymers, Inc.                        77,058   1,749,987
#*  Landec Corp.                                            132,923   1,782,497
*   Louisiana-Pacific Corp.                                 736,661  13,348,297
*   LSB Industries, Inc.                                        378      12,345
    Materion Corp.                                           97,388   2,579,808
#*  McEwen Mining, Inc.                                     397,880     927,060
#   MeadWestvaco Corp.                                       68,452   2,360,225
#*  Mercer International, Inc.                              221,826   1,395,286
    Minerals Technologies, Inc.                             122,523   4,978,110
*   Mod-Pac Corp.                                             5,285      44,130
    Myers Industries, Inc.                                  185,183   2,744,412
    Neenah Paper, Inc.                                       73,145   2,103,650
    Noranda Aluminum Holding Corp.                           74,175     282,607
*   Northern Technologies International Corp.                 5,349      57,769
    Olin Corp.                                              207,653   5,018,973
#   Olympic Steel, Inc.                                      56,163   1,123,260
#*  OM Group, Inc.                                          160,504   3,927,533
*   OMNOVA Solutions, Inc.                                   27,338     182,344
*   Penford Corp.                                            52,958     582,538
    PH Glatfelter Co.                                       240,760   5,778,240
    PolyOne Corp.                                            71,624   1,613,689
#   Quaker Chemical Corp.                                    30,131   1,859,685
#   Reliance Steel & Aluminum Co.                           364,801  23,737,601
#*  Resolute Forest Products, Inc.                           51,438     752,538
#   Rock Tenn Co. Class A                                   203,483  20,376,788
#*  RTI International Metals, Inc.                          166,179   4,822,515
#   Schnitzer Steel Industries, Inc. Class A                126,113   3,093,552
    Schweitzer-Mauduit International, Inc.                   10,357     417,284
    Sealed Air Corp.                                        104,091   2,302,493
    Sensient Technologies Corp.                             135,437   5,329,446
#   Steel Dynamics, Inc.                                    614,397   9,240,531
#*  Stillwater Mining Co.                                   488,451   6,076,330
*   SunCoke Energy, Inc.                                    248,801   3,764,359
    Synalloy Corp.                                           11,673     164,473
#*  Texas Industries, Inc.                                  125,798   8,010,817
#   Tredegar Corp.                                           21,600     639,360
*   United States Lime & Minerals, Inc.                       4,615     213,121
#   United States Steel Corp.                               369,429   6,575,836
#*  Universal Stainless & Alloy Products, Inc.               35,538   1,242,409
#   Vulcan Materials Co.                                    101,377   5,056,685
#   Walter Energy, Inc.                                      22,100     396,032
    Wausau Paper Corp.                                      209,152   2,129,167
    Westlake Chemical Corp.                                 100,795   8,380,096
#   Worthington Industries, Inc.                            237,962   7,657,617
    Zep, Inc.                                                 6,977     106,050

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Materials -- (Continued)
#*     Zoltek Cos., Inc.                                 172,067 $    2,273,005
                                                                 --------------
Total Materials                                                     278,045,663
                                                                 --------------
Other -- (0.0%)
(o)*   FRD Acquisition Co Escrow Shares                   55,628             --
(o)*   Gerber Scientific, Inc. Escrow Shares             137,957             --
(o)*   Price Communications Liquidation Trust             21,600             --
                                                                 --------------
Total Other                                                                  --
                                                                 --------------
Telecommunication Services -- (1.1%)
       Alteva                                             11,869        123,675
       Atlantic Tele-Network, Inc.                         8,170        414,791
*      Cbeyond, Inc.                                      33,037        290,065
       Consolidated Communications Holdings, Inc.          6,221        114,653
#      Frontier Communications Corp.                   1,354,968      5,636,667
*      General Communication, Inc. Class A               262,490      2,548,778
#*     Hawaiian Telcom Holdco, Inc.                        2,525         61,029
       HickoryTech Corp.                                  51,639        530,849
       IDT Corp. Class B                                  61,175        904,778
#*     Iridium Communications, Inc.                      330,234      2,215,870
#*     Leap Wireless International, Inc.                 270,907      1,549,588
#      Lumos Networks Corp.                                2,923         39,431
#*     MetroPCS Communications, Inc.                     807,847      9,564,908
       Neutral Tandem, Inc.                              112,400        334,952
#*     NII Holdings, Inc.                                 68,368        594,802
*      ORBCOMM, Inc.                                     180,883        855,577
#*     Premiere Global Services, Inc.                    215,796      2,423,389
#      Primus Telecommunications Group, Inc.              13,599        170,939
       Shenandoah Telecommunications Co.                  14,886        243,982
       Telephone & Data Systems, Inc.                    372,530      8,359,573
#*     United States Cellular Corp.                       98,123      3,771,848
       USA Mobility, Inc.                                 97,288      1,320,198
*      Vonage Holdings Corp.                             377,171      1,150,372
                                                                 --------------
Total Telecommunication Services                                     43,220,714
                                                                 --------------
Utilities -- (0.5%)
#      Consolidated Water Co., Ltd.                       26,618        265,381
*      Dynegy, Inc.                                        2,157         53,300
#      Genie Energy, Ltd. Class B                         73,786        795,413
       NRG Energy, Inc.                                  130,771      3,644,588
#      Ormat Technologies, Inc.                           99,760      2,168,782
       SJW Corp.                                          50,860      1,289,810
#      UGI Corp.                                         272,201     11,154,797
                                                                 --------------
Total Utilities                                                      19,372,071
                                                                 --------------
TOTAL COMMON STOCKS                                               3,554,061,682
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights            200             --
(o)*   CVR Energy, Inc. Contingent Value Rights          317,335             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                     33,492         66,984

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
(o)#*  PhotoMedex, Inc. Contingent Value Warrants          1,528 $           --
(o)*   United Community Financial Corp. Rights             2,093            160
(o)*   Wright Medical Group, Inc. Contingent Value
         Rights                                            3,252          8,455
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    75,599
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid Reserves     15,049,046     15,049,046
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (12.8%)
(S)@   DFA Short Term Investment Fund                 45,232,151    523,335,992
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,202,716,216)              $4,092,522,319
                                                                 ==============

                        U.S. SMALL CAP VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE+
                                                          --------- -----------
COMMON STOCKS -- (87.1%)

Consumer Discretionary -- (14.3%)
#*  1-800-Flowers.com, Inc. Class A                         199,262 $ 1,181,624
#   AH Belo Corp. Class A                                   239,077   1,386,647
#*  ALCO Stores, Inc.                                        98,216     726,798
    Ambassadors Group, Inc.                                   6,586      22,063
    Amcon Distributing Co.                                    3,567     253,792
    American Greetings Corp. Class A                      1,719,600  31,709,424
*   Ascent Capital Group, Inc. Class A                      117,408   7,806,458
#*  Ballantyne Strong, Inc.                                 309,233   1,388,456
#*  Barnes & Noble, Inc.                                  1,545,228  28,014,984
#   Bassett Furniture Industries, Inc.                      200,365   2,811,121
#   Beasley Broadcasting Group, Inc. Class A                 75,568     493,459
#   bebe stores, Inc.                                       128,757     728,765
#   Belo Corp. Class A                                      287,681   3,083,940
    Big 5 Sporting Goods Corp.                               38,750     651,000
#*  Biglari Holdings, Inc.                                   22,188   8,592,969
#*  Black Diamond, Inc.                                     348,477   3,415,075
#   Bob Evans Farms, Inc.                                   438,717  19,013,995
#   Bon-Ton Stores, Inc. (The)                               66,037   1,013,008
#*  Books-A-Million, Inc.                                   322,657     838,908
#*  Boyd Gaming Corp.                                       422,688   5,072,256
#*  Bridgepoint Education, Inc.                              28,134     303,285
#   Brown Shoe Co., Inc.                                    779,746  13,185,505
*   Build-A-Bear Workshop, Inc.                             507,789   2,574,490
#*  Cabela's, Inc.                                          753,597  48,380,927
#*  Cache, Inc.                                             467,966   1,787,630
#*  Caesars Entertainment Corp.                               8,503     135,283
#   Callaway Golf Co.                                     1,949,351  13,060,652
*   Cambium Learning Group, Inc.                            218,576     212,019
#   Canterbury Park Holding Corp.                            16,406     192,771
#*  Career Education Corp.                                   23,122      50,637
#   Carriage Services, Inc.                                 368,901   6,452,078
#*  Carrols Restaurant Group, Inc.                            7,357      34,946
#*  Cavco Industries, Inc.                                   31,973   1,458,608
#*  Central European Media Enterprises, Ltd. Class A         95,195     352,222
#*  Charles & Colvard, Ltd.                                  19,136      74,439
#*  Christopher & Banks Corp.                               373,587   2,596,430
    Churchill Downs, Inc.                                    11,267     861,475
#*  Citi Trends, Inc.                                        33,491     394,189
#*  Coast Distribution System (The)                          92,516     249,793
#*  Cobra Electronics Corp.                                 176,106     540,645
#   Collectors Universe                                      21,749     259,031
#*  Conn's, Inc.                                            618,290  26,778,140
#   Core-Mark Holding Co., Inc.                             292,172  15,204,631
#*  Corinthian Colleges, Inc.                               606,472   1,212,944
*   Crown Media Holdings, Inc. Class A                      251,867     516,327
#   CSS Industries, Inc.                                    259,352   7,433,028
#   Culp, Inc.                                               27,135     440,672
#*  Cumulus Media, Inc. Class A                             517,956   1,652,280
#*  dELiA*s, Inc.                                           271,854     179,315
#*  Delta Apparel, Inc.                                     188,208   2,518,223
#   Destination Maternity Corp.                             131,171   3,115,311

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
#*  Destination XL Group, Inc.                               20,651 $   102,842
#   DeVry, Inc.                                             165,064   4,623,443
#*  Dex One Corp.                                             2,063       4,910
#*  Digital Generation, Inc.                                148,275     993,442
#   Dillard's, Inc. Class A                                 711,596  58,642,626
#*  Dixie Group, Inc. (The)                                 293,970   1,757,941
    Domino's Pizza, Inc.                                    182,674  10,083,605
#   Dorman Products, Inc.                                   551,504  20,813,761
#   Dover Downs Gaming & Entertainment, Inc.                136,501     251,162
#   Dover Motorsports, Inc.                                 319,398     667,542
#*  DreamWorks Animation SKG, Inc. Class A                  497,056   9,583,240
    EDCI Holdings, Inc.                                      70,804     224,803
#*  Education Management Corp.                               13,591      77,061
#   Educational Development Corp.                             1,000       3,540
*   ELXSI Corp.                                              22,536     245,642
#*  Emerson Radio Corp.                                     156,037     249,659
*   Emmis Communications Corp. Class A                      353,768     541,265
#*  Entercom Communications Corp. Class A                    46,944     371,327
    Escalade, Inc.                                            4,453      25,560
*   EW Scripps Co. Class A                                1,264,931  17,569,892
#*  Exide Technologies                                      809,879     686,049
#*  FAB Universal Corp.                                       5,333      23,625
#*  Federal-Mogul Corp.                                     326,852   2,444,853
#   Fisher Communications, Inc.                              77,531   3,211,334
#*  Flanigan's Enterprises, Inc.                              4,740      36,403
#   Flexsteel Industries, Inc.                              196,868   4,053,512
    Fred's, Inc. Class A                                  1,053,451  14,990,608
#   Frisch's Restaurants, Inc.                               49,454     807,089
#*  Fuel Systems Solutions, Inc.                             44,174     693,974
#*  Full House Resorts, Inc.                                121,199     334,509
#*  Furniture Brands International, Inc.                  1,160,249   1,276,274
#*  Gaiam, Inc. Class A                                      92,238     404,925
#   Gaming Partners International Corp.                      44,581     385,180
#*  Geeknet, Inc.                                            61,724     807,350
*   Gray Television, Inc.                                   926,597   5,883,891
*   Gray Television, Inc. Class A                            23,767     139,512
#   Group 1 Automotive, Inc.                                434,158  26,257,876
#*  Hallwood Group, Inc. (The)                                4,538      36,191
*   Hampshire Group, Ltd.                                    41,080     113,997
#*  Harris Interactive, Inc.                                245,995     405,892
#   Harte-Hanks, Inc.                                       227,767   1,806,192
#   Hastings Entertainment, Inc.                            306,501     773,915
    Haverty Furniture Cos., Inc.                            547,823  13,027,231
    Haverty Furniture Cos., Inc. Class A                      5,701     135,114
#*  Helen of Troy, Ltd.                                     781,650  27,263,952
#*  hhgregg, Inc.                                            51,621     697,400
#*  Hollywood Media Corp.                                   474,624     654,981
#   Hooker Furniture Corp.                                  251,365   4,346,101
#   Hot Topic, Inc.                                         507,541   7,080,197
#*  Iconix Brand Group, Inc.                              2,233,461  63,988,658
#   International Speedway Corp. Class A                    701,964  23,073,557
*   Isle of Capri Casinos, Inc.                             509,303   3,901,261

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    Jaclyn, Inc.                                             40,909 $   208,227
#   JAKKS Pacific, Inc.                                     692,157   7,551,433
#*  Johnson Outdoors, Inc. Class A                          207,794   4,874,847
#   Jones Group, Inc. (The)                               2,135,354  29,894,956
#*  Journal Communications, Inc. Class A                    717,363   4,885,242
#*  K-Swiss, Inc. Class A                                   143,437     679,891
#*  Kid Brands, Inc.                                        156,672     177,039
#*  Kona Grill, Inc.                                         74,031     721,802
#   La-Z-Boy, Inc.                                          504,611   9,113,275
#*  Lakeland Industries, Inc.                               141,538     564,737
*   Lazare Kaplan International, Inc.                       132,982     199,473
#*  Lee Enterprises, Inc.                                   711,377   1,024,383
#*  Libbey, Inc.                                            337,773   6,542,663
*   Liberty Media Corp. Class B                               2,215     253,695
#   Lifetime Brands, Inc.                                   348,412   4,703,562
#*  LIN TV Corp. Class A                                    240,316   2,958,290
#   Lincoln Educational Services Corp.                        2,408      13,413
#   Lithia Motors, Inc. Class A                             254,045  12,580,308
#*  Live Nation Entertainment, Inc.                       2,980,399  37,642,439
#   Loral Space & Communications, Inc.                       88,468   5,442,551
#*  Luby's, Inc.                                            480,310   3,270,911
#*  M/I Homes, Inc.                                         315,539   7,762,259
#   Mac-Gray Corp.                                          312,492   4,046,771
#*  Madison Square Garden Co. (The) Class A                     108       6,509
#   Marcus Corp.                                            562,220   7,218,905
#*  MarineMax, Inc.                                         617,198   7,153,325
*   Marriott Vacations Worldwide Corp.                      296,865  13,501,420
#*  McClatchy Co. (The) Class A                           1,408,096   3,252,702
    McRae Industries, Inc. Class A                           30,453     690,674
    MDC Holdings, Inc.                                        7,897     296,927
#*  Media General, Inc. Class A                             396,500   3,251,300
#   Men's Wearhouse, Inc. (The)                              21,498     720,183
#*  Meritage Homes Corp.                                     39,193   1,912,226
#*  Modine Manufacturing Co.                                100,921     922,418
#*  Monarch Casino & Resort, Inc.                             7,579      97,542
#*  Motorcar Parts of America, Inc.                          82,164     491,341
#   Movado Group, Inc.                                      433,624  13,112,790
#*  MTR Gaming Group, Inc.                                  287,975     993,514
*   Multimedia Games Holding Co., Inc.                        4,870     120,094
#   NACCO Industries, Inc. Class A                          151,042   8,763,457
#   National CineMedia, Inc.                                 24,440     396,906
#*  Nautilus, Inc.                                           63,314     435,600
#*  Navarre Corp.                                            54,871     133,885
#*  Nevada Gold & Casinos, Inc.                             130,600     155,414
#*  New York & Co., Inc.                                    165,919     739,999
    Nexstar Broadcasting Group, Inc. Class A                 66,242   1,612,993
*   Nobility Homes, Inc.                                     12,925      73,349
#*  Office Depot, Inc.                                      892,311   3,444,320
    OfficeMax, Inc.                                         568,246   6,540,511
#*  Orient-Express Hotels, Ltd. Class A                   2,546,319  25,717,822
#   Outdoor Channel Holdings, Inc.                          166,587   1,457,636
#*  P&F Industries, Inc. Class A                             24,537     184,273

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
#*  Pacific Sunwear of California, Inc.                   1,625,678 $ 4,470,614
    Penske Automotive Group, Inc.                         1,250,616  38,669,047
#*  Pep Boys-Manny Moe & Jack (The)                       1,272,448  14,760,397
#*  Perfumania Holdings, Inc.                                89,183     555,610
#   Perry Ellis International, Inc.                         465,385   8,176,814
#*  Pinnacle Entertainment, Inc.                              1,763      33,603
#*  Point.360                                               107,615     111,920
*   Premier Exhibitions, Inc.                               204,628     558,634
*   QEP Co., Inc.                                            42,217     686,448
#*  Quiksilver, Inc.                                      1,911,680  12,865,606
#*  Radio One, Inc. Class D                                 623,107     953,354
#   RadioShack Corp.                                        278,095     881,561
#*  Reading International, Inc. Class A                     168,095     978,313
#*  Red Lion Hotels Corp.                                   529,902   3,460,260
#   Regis Corp.                                           1,723,432  32,314,350
#   Rent-A-Center, Inc.                                   1,669,788  58,325,695
#*  Rick's Cabaret International, Inc.                      224,494   1,894,729
#*  Rocky Brands, Inc.                                      124,469   1,842,141
#*  Ruby Tuesday, Inc.                                    1,661,010  16,012,136
#   Ryland Group, Inc. (The)                                 17,770     800,716
#   Saga Communications, Inc. Class A                       155,524   7,160,325
#*  Saks, Inc.                                              651,773   7,527,978
    Salem Communications Corp. Class A                       94,609     868,511
#   Scholastic Corp.                                      1,407,493  38,635,683
#   Service Corp. International/US                           85,556   1,444,185
#   Shiloh Industries, Inc.                                 192,329   1,894,441
#   Shoe Carnival, Inc.                                     546,411  11,381,741
*   Skechers U.S.A., Inc. Class A                         1,010,794  21,004,299
#*  Skyline Corp.                                             1,465       6,636
*   Spanish Broadcasting System, Inc. Class A                 8,699      26,271
#   Spartan Motors, Inc.                                    671,224   3,570,912
*   Spectrum Group International, Inc.                      312,991     654,151
#   Speedway Motorsports, Inc.                              912,661  16,455,278
*   Sport Chalet, Inc. Class A                               82,165     113,388
*   Sport Chalet, Inc. Class B                               15,675      23,669
#   Stage Stores, Inc.                                    1,009,407  27,950,480
#   Standard Motor Products, Inc.                           309,036   9,468,863
#*  Stanley Furniture Co., Inc.                              93,359     368,768
*   Starz--Liberty Capital                                    2,327      54,429
#   Stein Mart, Inc.                                         19,321     152,829
#*  Steinway Musical Instruments, Inc.                      289,169   7,211,875
#   Stewart Enterprises, Inc. Class A                     2,648,622  23,599,222
#*  Stoneridge, Inc.                                         80,485     609,271
#   Strattec Security Corp.                                  48,198   1,757,781
#   Superior Industries International, Inc.                 759,698  13,948,055
#   Superior Uniform Group, Inc.                            144,642   1,680,740
#   Systemax, Inc.                                           29,140     266,922
*   Tandy Brands Accessories, Inc.                          200,326     102,166
    Trans World Entertainment Corp.                         634,084   2,726,561
#*  Trinity Place Holdings, Inc.                            390,155   2,126,345
*   Tuesday Morning Corp.                                 1,307,967  10,607,612
*   Unifi, Inc.                                             441,743   8,613,988

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Consumer Discretionary -- (Continued)
*   Universal Electronics, Inc.                           30,779 $      707,301
*   Valuevision Media, Inc. Class A                        3,840         16,512
#*  VOXX International Corp.                             424,067      4,041,359
#   Wendy's Co. (The)                                  2,696,805     15,344,820
#*  West Marine, Inc.                                    596,534      7,056,997
#*  Wet Seal, Inc. (The) Class A                         268,827        876,376
#*  WMS Industries, Inc.                                  17,260        438,059
#*  Zale Corp.                                         1,002,090      4,449,280
                                                                 --------------
Total Consumer Discretionary                                      1,308,793,763
                                                                 --------------
Consumer Staples -- (3.9%)
#*  Alliance One International, Inc.                   1,364,661      5,117,479
#   Andersons, Inc. (The)                                 53,904      2,938,846
#*  Boulder Brands, Inc.                               1,517,363     13,671,441
#   Bridgford Foods Corp.                                 37,720        304,589
#   CCA Industries, Inc.                                  32,097        124,536
#*  Central Garden and Pet Co.                           312,005      2,730,044
#*  Central Garden and Pet Co. Class A                   913,293      8,036,978
#*  Chiquita Brands International, Inc.                1,341,592     11,577,939
#*  Craft Brew Alliance, Inc.                            251,817      1,893,664
*   Crystal Rock Holdings, Inc.                            9,911          9,713
*   Cuisine Solutions, Inc.                              156,778        533,045
#*  Dole Food Co., Inc.                                1,407,005     15,139,374
#*  Farmer Bros Co.                                       11,351        171,968
#   Fresh Del Monte Produce, Inc.                      1,540,549     39,145,350
#   Griffin Land & Nurseries, Inc.                        20,232        603,925
#*  Hain Celestial Group, Inc. (The)                     427,724     27,908,991
#*  Harbinger Group, Inc.                                323,402      2,923,554
#   Ingles Markets, Inc. Class A                         216,997      4,626,376
#   John B Sanfilippo & Son, Inc.                        209,880      4,403,282
#*  Mannatech, Inc.                                        3,084         22,976
#   MGP Ingredients, Inc.                                289,677      1,419,417
#   Nash Finch Co.                                       298,626      6,136,764
#*  Natural Alternatives International, Inc.              94,109        417,844
    Nutraceutical International Corp.                     57,925      1,069,875
#   Oil-Dri Corp. of America                              73,605      2,024,874
#*  Omega Protein Corp.                                  497,739      4,633,950
    Orchids Paper Products Co.                             2,641         60,743
#*  Pantry, Inc. (The)                                   497,096      7,262,573
#*  Post Holdings, Inc.                                  372,869     16,327,933
#*  Prestige Brands Holdings, Inc.                     1,324,865     35,705,112
    Reliv International, Inc.                             12,603         16,006
#*  Revlon, Inc. Class A                                  33,302        644,394
    Seaboard Corp.                                        18,588     51,042,276
#*  Seneca Foods Corp. Class A                            89,371      2,912,601
*   Seneca Foods Corp. Class B                            24,265        786,914
#   Spartan Stores, Inc.                                 579,744      9,728,104
    Spectrum Brands Holdings, Inc.                       367,264     20,566,784
    Stephan Co. (The)                                     56,795        105,639
#   Universal Corp.                                      830,795     47,812,252

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Staples -- (Continued)
#   Weis Markets, Inc.                                       6,227 $    260,475
                                                                   ------------
Total Consumer Staples                                              350,818,600
                                                                   ------------
Energy -- (8.8%)
#   Adams Resources & Energy, Inc.                         107,883    5,360,706
#   Alon USA Energy, Inc.                                  691,409   11,477,389
#*  Alpha Natural Resources, Inc.                        3,769,819   27,972,057
#   Arch Coal, Inc.                                      1,030,507    4,997,959
*   Barnwell Industries, Inc.                              142,853      442,844
#*  Basic Energy Services, Inc.                            404,470    5,553,373
#*  Bill Barrett Corp.                                     933,912   18,547,492
*   Black Ridge Oil and Gas, Inc.                           72,013       50,409
#   Bolt Technology Corp.                                    6,706      107,296
#   Bristow Group, Inc.                                  1,323,551   83,648,423
#*  Cal Dive International, Inc.                           896,081    1,496,455
#*  Callon Petroleum Co.                                    21,719       77,754
#*  Cloud Peak Energy, Inc.                                129,139    2,523,376
#*  Comstock Resources, Inc.                             1,202,083   18,824,620
#*  Crimson Exploration, Inc.                              249,985      767,454
#*  Dawson Geophysical Co.                                 173,872    5,344,825
#   Delek US Holdings, Inc.                                599,754   21,645,122
#   DHT Holdings, Inc.                                      65,575      281,973
#*  Double Eagle Petroleum Co.                              81,571      405,408
#*  Emerald Oil, Inc.                                       15,835      101,819
#*  EPL Oil & Gas, Inc.                                    558,200   18,236,394
#*  Era Group, Inc.                                        473,939   10,829,506
*   Evolution Petroleum Corp.                               17,477      173,721
#*  Exterran Holdings, Inc.                              2,112,961   55,824,430
#*  Forbes Energy Services, Ltd.                               451        1,700
#*  Gastar Exploration, Ltd.                                 7,589       21,249
#*  Green Plains Renewable Energy, Inc.                    793,580    9,927,686
#   Gulf Island Fabrication, Inc.                          255,946    5,262,250
#   Gulfmark Offshore, Inc. Class A                        754,469   31,401,000
#*  Harvest Natural Resources, Inc.                      1,085,710    3,561,129
#*  Helix Energy Solutions Group, Inc.                   3,427,466   78,968,817
#*  Hercules Offshore, Inc.                              5,178,862   38,168,213
*   HKN, Inc.                                                2,167      193,134
#*  Hornbeck Offshore Services, Inc.                     1,296,122   58,221,800
#*  James River Coal Co.                                   311,807      514,482
#*  Key Energy Services, Inc.                              564,491    3,353,077
#*  Magnum Hunter Resources Corp.                          409,557    1,113,995
*   Mexco Energy Corp.                                         733        4,306
#*  Miller Energy Resources, Inc.                           30,956      117,633
#*  Mitcham Industries, Inc.                               183,328    2,722,421
#*  Natural Gas Services Group, Inc.                       278,913    5,631,253
#*  Newpark Resources, Inc.                              1,234,897   12,966,418
#   Nordic American Tankers, Ltd.                          447,927    3,991,030
#*  Overseas Shipholding Group, Inc.                       776,519    2,578,043
#*  Parker Drilling Co.                                  3,290,963   13,558,768
#*  PDC Energy, Inc.                                       877,106   37,978,690
#   Penn Virginia Corp.                                  1,203,302    4,849,307
#*  PHI, Inc. (69336T106)                                    1,686       46,475

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
#*  PHI, Inc. (69336T205)                                  307,993 $  8,552,966
#*  Pioneer Energy Services Corp.                        1,903,813   13,421,882
#*  Quicksilver Resources, Inc.                            175,374      441,942
#*  Renewable Energy Group, Inc.                            42,290      415,711
    Rentech, Inc.                                          506,484    1,048,422
#*  REX American Resources Corp.                           234,850    4,389,346
#   SEACOR Holdings, Inc.                                  481,961   34,754,208
*   SemGroup Corp. Class A                                 178,674    9,264,247
*   Steel Excel, Inc.                                      421,014   11,451,581
#*  Stone Energy Corp.                                         700       13,811
#*  Superior Energy Services, Inc.                         915,588   25,261,073
#*  Swift Energy Co.                                       348,394    4,508,218
#*  Tesco Corp.                                            111,647    1,362,093
#*  TETRA Technologies, Inc.                               921,178    8,410,355
#   TGC Industries, Inc.                                    92,705      822,289
#   Tidewater, Inc.                                         47,060    2,468,297
#*  Triangle Petroleum Corp.                               302,952    1,663,206
#*  Unit Corp.                                             108,943    4,578,874
#*  US Energy Corp. Wyoming                                 10,022       17,739
#*  USEC, Inc.                                           2,769,982      886,394
#*  Warren Resources, Inc.                                  82,632      217,322
#   Western Refining, Inc.                               1,903,294   58,830,818
#*  Westmoreland Coal Co.                                   68,170      822,812
*   Willbros Group, Inc.                                   304,889    2,896,445
                                                                   ------------
Total Energy                                                        806,343,732
                                                                   ------------
Financials -- (23.2%)
#*  1st Constitution Bancorp                                17,947      157,036
#   1st Source Corp.                                       585,794   13,783,733
#   1st United Bancorp Inc/Boca Raton                       80,507      533,761
#   Access National Corp.                                   39,281      493,762
#*  Alexander & Baldwin, Inc.                              943,305   32,128,968
    Alliance Bancorp, Inc. of Pennsylvania                   2,078       28,240
#*  Altisource Asset Management Corp.                       18,447    3,689,400
#*  Altisource Portfolio Solutions SA                       96,746    7,985,415
#*  Altisource Residential Corp.                            55,776    1,059,744
#   Ameriana Bancorp                                        34,757      326,716
#*  American Capital, Ltd.                                 994,969   15,053,881
#   American Equity Investment Life Holding Co.          1,869,562   28,492,125
#*  American Independence Corp.                             42,672      337,109
    American National Insurance Co.                          5,717      537,569
*   American River Bankshares                              142,147    1,108,747
*   American Safety Insurance Holdings, Ltd.               203,369    4,897,126
*   Ameris Bancorp                                         200,892    2,786,372
#*  AmeriServ Financial, Inc.                              323,958      984,832
#   Argo Group International Holdings, Ltd.                926,512   38,403,922
    ASB Financial Corp.                                      1,733       23,612
#   Aspen Insurance Holdings, Ltd.                         511,130   19,520,055
*   Asset Acceptance Capital Corp.                         103,233      667,917
#   Associated Banc-Corp                                   314,516    4,488,143
#   Asta Funding, Inc.                                     222,408    2,088,411
    Astoria Financial Corp.                              1,354,672   12,991,304

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
#   Atlantic American Corp.                                238,675 $   849,683
#*  Atlantic Coast Financial Corp.                          17,186      85,586
#*  Atlanticus Holdings Corp.                              262,883     972,667
#*  AV Homes, Inc.                                         231,572   2,989,595
#   Baldwin & Lyons, Inc. Class A                            3,124      73,570
#   Baldwin & Lyons, Inc. Class B                          367,343   8,926,435
    Bancorp of New Jersey, Inc.                                400       5,220
#*  Bancorp, Inc.                                          207,040   2,691,520
#   BancorpSouth, Inc.                                     759,988  12,159,808
    Bank Mutual Corp.                                      159,718     827,339
    Bank of Commerce Holdings                               13,647      69,054
#   BankFinancial Corp.                                    524,139   4,135,457
#   Banner Corp.                                           190,867   6,235,625
#   Bar Harbor Bankshares                                      530      19,080
#*  BBX Capital Corp. Class A                              266,322   3,195,864
#   BCB Bancorp, Inc.                                       25,972     264,395
#*  BCSB Bancorp, Inc.                                       4,374      72,849
#   Berkshire Bancorp, Inc.                                  4,650      40,129
#   Berkshire Hills Bancorp, Inc.                          525,797  13,597,110
*   BNCCORP, Inc.                                           29,762     352,680
#*  BofI Holding, Inc.                                      12,710     518,314
#   Boston Private Financial Holdings, Inc.                401,209   3,867,655
*   Bridge Capital Holdings                                 35,650     519,777
#   Brookline Bancorp, Inc.                                743,908   6,248,827
*   Brunswick Bancorp                                        1,200       6,300
    C&F Financial Corp.                                     14,760     593,352
#   California First National Bancorp                      142,816   2,273,631
#*  Camco Financial Corp.                                   84,743     302,533
#   Cape Bancorp, Inc.                                      36,671     330,406
#*  Capital Bank Financial Corp. Class A                    28,055     501,343
#*  Capital City Bank Group, Inc.                           48,212     602,650
    Capital Southwest Corp.                                 51,232   6,029,494
    CapitalSource, Inc.                                  3,605,113  32,265,761
#   Capitol Federal Financial, Inc.                        436,946   5,173,441
#*  Carolina Bank Holdings, Inc.                             4,214      48,335
#   Cathay General Bancorp                               1,365,064  26,905,411
    Centerstate Banks, Inc.                                 93,560     778,419
#   Century Bancorp, Inc. Class A                           19,731     670,459
#   CFS Bancorp, Inc.                                      206,612   1,907,029
#   Chemical Financial Corp.                               697,451  17,296,785
    Chicopee Bancorp, Inc.                                  38,643     666,978
    Citizens Community Bancorp, Inc.                        42,530     303,239
*   Citizens First Corp.                                     5,422      45,328
    CNO Financial Group, Inc.                            8,581,021  97,137,158
#   CoBiz Financial, Inc.                                   56,616     484,633
#   Codorus Valley Bancorp, Inc.                            15,895     261,632
#*  Colonial Financial Services, Inc.                        4,224      57,066
#*  Colony Bankcorp, Inc.                                   12,037      72,342
#   Columbia Banking System, Inc.                          503,291  10,805,658
#*  Community Bankers Trust Corp.                              300         993
#*  Community West Bancshares                               23,717     112,656
#*  Consumer Portfolio Services, Inc.                      314,416   2,898,916

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
#*  Cowen Group, Inc. Class A                              505,449 $ 1,293,949
#*  Crescent Financial Bancshares, Inc.                     37,363     154,309
#   Donegal Group, Inc. Class A                            489,329   7,163,777
#   Donegal Group, Inc. Class B                             54,693   1,372,247
    Eagle Bancorp Montana, Inc.                              1,125      12,105
#   Eastern Insurance Holdings, Inc.                       119,112   2,219,057
#*  Eastern Virginia Bankshares, Inc.                       18,814     113,637
#   EMC Insurance Group, Inc.                              292,000   8,243,160
#   Endurance Specialty Holdings, Ltd.                   1,100,056  53,869,742
#   Enterprise Bancorp, Inc.                                 4,006      64,577
#   Enterprise Financial Services Corp.                     75,473   1,085,302
#   ESB Financial Corp.                                     36,961     517,454
#   ESSA Bancorp, Inc.                                     174,624   1,880,700
#   Evans Bancorp, Inc.                                      5,783     103,053
#*  Farmers Capital Bank Corp.                              56,370   1,042,845
#   FBL Financial Group, Inc. Class A                      791,367  31,108,637
#   Federal Agricultural Mortgage Corp. Class A              3,592      92,674
    Federal Agricultural Mortgage Corp. Class C            242,970   7,721,587
#   Federated National Holding Co.                         169,778   1,225,797
#*  Fidelity Southern Corp.                                 32,689     388,674
#   Financial Institutions, Inc.                           178,738   3,419,258
#*  First Acceptance Corp.                                 865,637   1,064,733
    First American Financial Corp.                       1,333,977  35,710,564
#*  First BanCorp                                          296,942   1,754,927
#   First Bancorp                                           71,532     930,631
    First Bancorp of Indiana, Inc.                           5,430      69,178
#   First Bancorp, Inc.                                        658      11,245
#*  First Bancshares, Inc. (318687100)                      24,793     210,740
    First Bancshares, Inc. (318916103)                       2,580      30,650
#   First Business Financial Services, Inc.                 23,772     654,205
*   First California Financial Group, Inc.                  62,319     502,914
#   First Citizens BancShares, Inc. Class A                 23,645   4,407,901
#   First Commonwealth Financial Corp.                   1,427,919  10,209,621
#   First Community Bancshares, Inc.                        83,671   1,297,737
#   First Connecticut Bancorp Inc/Farmington                 4,438      65,860
#   First Defiance Financial Corp.                         201,132   4,553,628
*   First Federal Bancshares of Arkansas, Inc.             103,884   1,006,636
#*  First Federal of Northern Michigan Bancorp, Inc.        31,310     135,572
#   First Financial Corp.                                  155,016   4,788,444
#   First Financial Holdings, Inc.                         163,681   3,280,167
#*  First Financial Northwest, Inc.                        207,148   1,677,899
#*  First Financial Service Corp.                           16,049      45,098
#   First Horizon National Corp.                            87,269     907,598
#   First Interstate Bancsystem, Inc.                      342,427   6,958,117
    First M&F Corp.                                         75,547   1,087,877
#*  First Marblehead Corp. (The)                           178,191     219,175
#   First Merchants Corp.                                  697,235  11,316,124
#   First Midwest Bancorp, Inc.                          1,135,949  14,256,160
#   First Pactrust Bancorp, Inc.                           103,874   1,180,009
*   First Place Financial Corp.                            203,821         601
#*  First United Corp.                                      70,785     598,841
    First West Virginia Bancorp                              9,474     159,305

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
#   Firstbank Corp.                                         99,156 $ 1,259,281
#*  Firstcity Financial Corp.                              221,461   2,185,820
    FirstMerit Corp.                                       175,839   3,012,128
#*  Flagstar Bancorp, Inc.                                 190,331   2,362,008
#   Flushing Financial Corp.                               387,149   5,876,922
    FNB Corp.                                              698,025   7,950,505
*   FNB United Corp.                                         2,298      17,235
    Fox Chase Bancorp, Inc.                                 39,188     662,669
#   Franklin Financial Corp.                                18,857     342,820
#   Fulton Financial Corp.                                 989,790  10,947,077
#   Gain Capital Holdings, Inc.                                420       2,071
    GAINSCO, Inc.                                              100         873
#   Geo Group, Inc. (The)                                  631,371  23,644,844
#   GFI Group, Inc.                                         63,913     256,291
#*  Global Indemnity P.L.C.                                256,350   5,714,041
#*  Greenlight Capital Re, Ltd. Class A                      4,479     110,228
#*  Guaranty Bancorp                                       597,624   1,266,963
#*  Guaranty Federal Bancshares, Inc.                       32,452     327,441
#*  Hallmark Financial Services, Inc.                      435,178   3,938,361
#   Hampden Bancorp, Inc.                                    9,957     153,338
#   Hanover Insurance Group, Inc. (The)                    675,395  34,060,170
#   Harleysville Savings Financial Corp.                    14,792     288,444
#*  Harris & Harris Group, Inc.                            310,035   1,023,115
#   Hawthorn Bancshares, Inc.                               27,110     317,458
    Heartland Financial USA, Inc.                            2,622      66,625
#*  Heritage Commerce Corp.                                241,729   1,588,160
#   Heritage Financial Corp.                                49,806     694,794
#   Heritage Financial Group, Inc.                          11,730     173,487
#   HF Financial Corp.                                     127,909   1,726,771
#*  Hilltop Holdings, Inc.                               1,305,463  17,480,150
#   Hingham Institution for Savings                          1,857     126,295
#*  HMN Financial, Inc.                                    102,799     761,741
#*  Home Bancorp, Inc.                                       5,999     108,582
#   Home Federal Bancorp, Inc.                             204,761   2,493,989
    HopFed Bancorp, Inc.                                    72,033     785,880
#   Horace Mann Educators Corp.                            876,441  19,763,745
    Horizon Bancorp                                         17,121     330,435
#   Iberiabank Corp.                                       120,060   5,477,137
#*  ICG Group, Inc.                                        781,023   9,270,743
#*  Imperial Holdings, Inc.                                 11,132      44,751
#   Independence Holding Co.                               267,078   2,804,319
*   Independent Bank Corp.                                  62,544     442,186
    Infinity Property & Casualty Corp.                     477,290  27,081,435
    International Bancshares Corp.                         558,115  10,827,431
#*  Intervest Bancshares Corp. Class A                     174,269   1,024,702
#*  Investment Technology Group, Inc.                      365,575   3,981,112
#   Investors Title Co.                                     43,302   3,002,994
#*  Jacksonville Bancorp, Inc.                              12,519       7,511
#   Janus Capital Group, Inc.                            2,746,538  24,499,119
*   Jefferson Bancshares, Inc.                              30,773     168,944
#   JMP Group, Inc.                                         29,537     190,809
#   Kemper Corp.                                         1,579,058  50,308,788

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
*   Knight Capital Group, Inc. Class A                   1,109,989 $ 3,929,361
#   Lake Shore Bancorp, Inc.                                   697       8,103
    Lakeland Bancorp, Inc.                                 137,362   1,313,181
#   Landmark Bancorp Inc/Manhattan                          24,379     507,327
#   LNB Bancorp, Inc.                                      215,712   1,822,766
#*  Louisiana Bancorp Inc/Metaire                            1,005      16,562
#   LSB Financial Corp.                                     14,699     308,679
#*  Macatawa Bank Corp.                                    150,646     843,618
*   Magyar Bancorp, Inc.                                    36,773     191,587
#   Maiden Holdings, Ltd.                                  838,654   8,663,296
#   MainSource Financial Group, Inc.                       508,734   6,445,660
#*  Malvern Bancorp, Inc.                                    1,888      21,920
#   Marlin Business Services Corp.                         345,056   8,360,707
#*  Maui Land & Pineapple Co., Inc.                         12,148      51,386
    Mayflower Bancorp, Inc.                                 10,823     111,152
#   MB Financial, Inc.                                   1,435,466  35,542,138
#*  MBIA, Inc.                                           4,001,054  37,849,971
#*  MBT Financial Corp.                                    335,903   1,357,048
#   MCG Capital Corp.                                    2,360,215  12,131,505
#   Meadowbrook Insurance Group, Inc.                    1,522,479  11,844,887
#   Medallion Financial Corp.                              331,032   4,945,618
#   Mercantile Bank Corp.                                   95,648   1,598,278
#   Meta Financial Group, Inc.                              49,599   1,318,341
#*  Metro Bancorp, Inc.                                    401,510   7,126,802
*   MetroCorp Bancshares, Inc.                              97,187     976,729
#*  MGIC Investment Corp.                                4,775,214  25,786,156
#   MicroFinancial, Inc.                                   220,012   1,779,897
#   Mid Penn Bancorp, Inc.                                   4,664      49,392
#   MidWestOne Financial Group, Inc.                        16,034     383,213
#   Montpelier Re Holdings, Ltd.                         2,155,898  55,535,932
    MSB Financial Corp.                                      3,087      22,288
#   MutualFirst Financial, Inc.                            140,766   2,262,110
#   National Penn Bancshares, Inc.                       1,031,876  10,102,066
#   National Security Group, Inc.                           11,290      91,505
#   National Western Life Insurance Co. Class A             65,017  11,873,405
#   Naugatuck Valley Financial Corp.                         3,280      24,239
#*  Navigators Group, Inc. (The)                           458,245  26,523,221
    Nelnet, Inc. Class A                                   416,772  14,170,248
*   New Century Bancorp, Inc.                               40,342     258,189
#   New Hampshire Thrift Bancshares, Inc.                   90,405   1,164,416
#*  NewBridge Bancorp                                      252,836   1,489,204
*   Newport Bancorp, Inc.                                    2,848      48,644
#*  NewStar Financial, Inc.                                490,506   5,861,547
#*  North Valley Bancorp                                     6,860     120,667
#   Northeast Bancorp                                       13,957     132,173
#   Northeast Community Bancorp, Inc.                       10,981      65,557
#   Northrim BanCorp, Inc.                                 137,999   3,005,618
#   Northway Financial, Inc.                                 7,009     113,195
#   Northwest Bancshares, Inc.                             835,956  10,240,461
#   Norwood Financial Corp.                                    459      14,229
#   Ocean Shore Holding Co.                                 18,712     279,932
#   OceanFirst Financial Corp.                                 800      11,368

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
    OFG Bancorp                                            563,142 $ 9,049,692
#   Old National Bancorp                                   108,748   1,324,551
#*  Old Second Bancorp, Inc.                               317,787   1,461,820
*   OmniAmerican Bancorp, Inc.                               5,117     127,413
    OneBeacon Insurance Group, Ltd. Class A                 75,771   1,029,728
#   Oppenheimer Holdings, Inc. Class A                      57,362   1,061,197
#   Pacific Continental Corp.                               43,723     488,823
#*  Pacific Mercantile Bancorp                             149,626     897,756
*   Pacific Premier Bancorp, Inc.                          137,527   1,670,953
#*  Park Sterling Corp.                                    686,285   3,932,413
#*  Patriot National Bancorp, Inc.                          76,824     113,700
    Peoples Bancorp of North Carolina, Inc.                 32,318     379,090
#   Peoples Bancorp, Inc.                                  286,793   5,844,841
    Peoples Bancorp/Auburn                                  14,576     300,630
#*  PHH Corp.                                            1,970,813  41,544,738
#*  Phoenix Cos., Inc. (The)                               100,169   2,915,920
#*  PICO Holdings, Inc.                                    120,924   2,624,051
#*  Pinnacle Financial Partners, Inc.                      734,175  17,818,427
#*  Piper Jaffray Cos.                                     341,899  11,542,510
#   Platinum Underwriters Holdings, Ltd.                   838,148  47,564,899
#*  Popular, Inc.                                          893,359  25,451,798
#*  Porter Bancorp, Inc.                                     8,106       7,214
#*  Preferred Bank                                          35,862     591,723
#   Premier Financial Bancorp, Inc.                         79,789     973,426
#   PrivateBancorp, Inc.                                   298,613   5,727,397
#   Protective Life Corp.                                  402,300  15,311,538
#   Provident Financial Holdings, Inc.                     189,969   3,077,498
#   Provident Financial Services, Inc.                   2,294,791  35,179,146
#   Provident New York Bancorp                           1,095,019   9,898,972
*   Prudential Bancorp, Inc. of Pennsylvania                   100         856
*   PSB Holdings, Inc.                                       2,619      15,269
#   Pulaski Financial Corp.                                233,961   2,468,289
#   QC Holdings, Inc.                                        1,979       6,016
    QCR Holdings, Inc.                                       2,479      39,590
#   Radian Group, Inc.                                   3,406,246  40,704,640
#   Renasant Corp.                                         512,424  11,693,516
#   Republic Bancorp, Inc. Class A                          11,964     265,601
#*  Republic First Bancorp, Inc.                            77,655     210,445
#   Resource America, Inc. Class A                         296,143   2,730,438
#*  Riverview Bancorp, Inc.                                230,437     564,571
#*  Royal Bancshares of Pennsylvania, Inc. Class A           8,282      11,181
    Ryman Hospitality Properties                           472,224  20,995,079
#   S&T Bancorp, Inc.                                        3,497      65,988
#*  Safeguard Scientifics, Inc.                            243,312   3,927,056
#   Safety Insurance Group, Inc.                           382,928  19,020,034
#   Salisbury Bancorp, Inc.                                  3,107      83,112
#   Sandy Spring Bancorp, Inc.                             316,311   6,478,049
#   SB Financial Group, Inc.                                33,863     294,608
#*  Seacoast Banking Corp. of Florida                       26,850      57,459
#*  Security National Financial Corp. Class A               12,363      98,039
#   Selective Insurance Group, Inc.                      1,844,118  43,207,685
#*  Shore Bancshares, Inc.                                  15,816     110,712

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
      SI Financial Group, Inc.                                7,704 $    89,366
#*    Siebert Financial Corp.                                50,658      72,694
      Sierra Bancorp                                         15,744     203,412
#     Simmons First National Corp. Class A                   44,305   1,086,359
#     Simplicity Bancorp, Inc.                                9,042     135,630
      Somerset Hills Bancorp                                  1,227      13,976
*     South Street Financial Corp.                           11,002      57,430
#*    Southcoast Financial Corp.                            107,440     542,572
(o)#  Southern Community Financial                          226,834      49,903
#*    Southern Connecticut Bancorp, Inc.                     27,966     103,474
*     Southern First Bancshares, Inc.                        67,157     728,653
#     Southern Missouri Bancorp, Inc.                           384       9,790
#     Southern National Bancorp of Virginia, Inc.             5,903      59,443
#*    Southwest Bancorp, Inc.                               370,776   4,901,659
      Southwest Georgia Financial Corp.                       1,652      15,942
#     StanCorp Financial Group, Inc.                        463,627  20,019,414
#     State Auto Financial Corp.                            818,685  14,228,745
      StellarOne Corp.                                      467,982   7,015,050
#     Stewart Information Services Corp.                    552,138  14,946,376
#*    Stratus Properties, Inc.                              122,308   1,888,436
#*    Suffolk Bancorp                                        12,332     192,872
      Summit State Bank                                       8,558      74,027
#*    Sun Bancorp, Inc.                                     591,825   1,905,676
#     Susquehanna Bancshares, Inc.                        4,934,549  57,586,187
#*    Sussex Bancorp                                         22,778     146,690
#*    SWS Group, Inc.                                         1,900      10,811
#     Symetra Financial Corp.                               804,860  10,970,242
#     Synovus Financial Corp.                             1,566,677   4,214,361
#*    Taylor Capital Group, Inc.                             91,483   1,340,226
      Teche Holding Co.                                      14,319     589,943
#     TF Financial Corp.                                     73,202   1,833,710
#     Thomas Properties Group, Inc.                          34,084     173,488
      Timberland Bancorp, Inc.                              186,434   1,538,080
      Tompkins Financial Corp.                                   89       3,720
#     Tower Financial Corp.                                  33,913     470,373
#     Tower Group International, Ltd.                       993,390  18,794,939
#     TowneBank                                              78,039   1,116,738
#*    Transcontinental Realty Investors, Inc.                 2,293      15,363
      Tree.com, Inc.                                        132,521   2,712,705
#     Umpqua Holdings Corp.                               3,925,750  47,109,000
      Unico American Corp.                                  145,800   2,016,414
      Union First Market Bankshares Corp.                   181,646   3,434,926
      United Bancshares, Inc.                                 9,093     106,843
#     United Community Bancorp                                2,815      28,150
#*    United Community Banks, Inc.                          163,415   1,789,394
#*    United Community Financial Corp.                      443,619   1,836,583
#     United Financial Bancorp, Inc.                        225,690   3,342,469
#     United Fire Group, Inc.                               861,095  24,076,216
#*    United Security Bancshares                              8,452      34,736
#*    Unity Bancorp, Inc.                                    51,891     369,983
#     Universal Insurance Holdings, Inc.                    212,466   1,270,547
#     Univest Corp. of Pennsylvania                           7,970     139,714

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Financials -- (Continued)
*   Virginia Commerce Bancorp, Inc.                      310,160 $    4,168,550
*   Virtus Investment Partners, Inc.                          94         17,954
#   VSB Bancorp, Inc.                                        833          8,355
#   Washington Federal, Inc.                           1,687,350     28,971,799
#*  Waterstone Financial, Inc.                            87,693        700,667
#   Wayne Savings Bancshares, Inc.                        22,033        219,669
#   Webster Financial Corp.                            2,089,538     48,832,503
#   WesBanco, Inc.                                       720,173     18,025,930
#   West BanCorp., Inc.                                   83,011        894,859
#   Westfield Financial, Inc.                            349,464      2,631,464
#   Wintrust Financial Corp.                           1,227,565     44,020,481
*   Wright Investors' Service Holdings, Inc.             128,870        284,803
*   WSB Holdings, Inc.                                    81,150        531,532
#   WSFS Financial Corp.                                  26,113      1,277,970
#   WVS Financial Corp.                                    1,740         20,880
#*  Yadkin Valley Financial Corp.                        102,821        412,312
                                                                 --------------
Total Financials                                                  2,119,044,292
                                                                 --------------
Health Care -- (3.8%)
*   Addus HomeCare Corp.                                  14,594        172,793
#*  Affymetrix, Inc.                                     874,784      3,184,214
#*  Albany Molecular Research, Inc.                      905,705     10,805,061
#*  Alere, Inc.                                          304,402      7,817,043
#*  Allied Healthcare Products                           207,331        557,720
#   Almost Family, Inc.                                   51,149      1,009,681
#*  Alphatec Holdings, Inc.                              166,651        314,970
#*  Amedisys, Inc.                                       484,732      4,866,709
#*  American Shared Hospital Services                     87,469        143,887
#*  Amsurg Corp.                                         425,692     14,286,224
#*  AngioDynamics, Inc.                                  721,894      7,312,786
#*  Anika Therapeutics, Inc.                             195,557      2,610,686
#*  Ariad Pharmaceuticals, Inc.                          116,590      2,083,463
*   Arrhythmia Research Technology, Inc.                   5,407         13,680
#   Assisted Living Concepts, Inc. Class A               303,533      3,618,113
*   Astex Pharmaceuticals                                228,756      1,573,841
#*  Bioanalytical Systems, Inc.                           32,200         47,495
*   Capital Senior Living Corp.                          733,274     17,789,227
#*  CardioNet, Inc.                                      368,427      1,072,123
#*  Chindex International, Inc.                            8,385        114,875
#   CONMED Corp.                                         831,122     26,039,052
#*  Cross Country Healthcare, Inc.                       916,657      4,583,285
#   CryoLife, Inc.                                       391,602      2,349,612
*   Cutera, Inc.                                         402,038      4,466,642
*   Cynosure, Inc. Class A                                71,450      1,847,697
    Daxor Corp.                                            8,579         65,544
#*  Digirad Corp.                                        253,185        648,154
#*  Emergent Biosolutions, Inc.                           37,781        579,561
*   Enzo Biochem, Inc.                                   497,886      1,115,265
#   Enzon Pharmaceuticals, Inc.                            9,488         31,310
#*  Five Star Quality Care, Inc.                         802,663      3,796,596
#*  Future Healthcare of America                           5,333            725
#*  Gentiva Health Services, Inc.                        696,037      7,301,428

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Health Care -- (Continued)
#*     Greatbatch, Inc.                                    573,089 $ 16,012,107
#*     Harvard Bioscience, Inc.                            171,352      877,322
#*     Health Net, Inc.                                     18,946      557,012
*      Healthways, Inc.                                    277,835    3,859,128
#      Invacare Corp.                                      758,815   10,206,062
#*     Iridex Corp.                                         60,213      305,280
       Kewaunee Scientific Corp.                            68,740      897,744
#*     Kindred Healthcare, Inc.                          1,449,495   15,205,203
#*     Lannett Co., Inc.                                   278,478    3,233,130
#      LeMaitre Vascular, Inc.                              72,587      439,877
#*     LHC Group, Inc.                                      71,689    1,557,085
#*     LifePoint Hospitals, Inc.                         1,892,213   90,826,224
*      Magellan Health Services, Inc.                       41,626    2,129,586
#      Maxygen, Inc.                                       701,074    1,682,578
*      MedAssets, Inc.                                      17,474      327,288
(o)#*  MedCath Corp.                                       622,045      852,202
*      Medical Action Industries, Inc.                      41,465      337,110
#*     MediciNova, Inc.                                     18,700       58,905
#*     Misonix, Inc.                                       131,503      752,197
#*     Natus Medical, Inc.                                  36,054      451,036
#*     Pacific Biosciences of California, Inc.              46,280      118,477
#*     Palomar Medical Technologies, Inc.                   46,154      625,387
#*     PDI, Inc.                                           296,140    1,353,360
*      PharMerica Corp.                                    301,936    3,891,955
#      Psychemedics Corp.                                      365        4,073
#*     RadNet, Inc.                                        285,137      781,275
#*     Retractable Technologies, Inc.                       39,828       48,590
#*     RTI Biologics, Inc.                                 632,835    2,518,683
       Select Medical Holdings Corp.                         7,201       59,408
#*     Skilled Healthcare Group, Inc. Class A               63,978      450,405
#*     Stereotaxis, Inc.                                     2,235        3,956
*      Strategic Diagnostics, Inc.                         252,007      262,087
#*     Sucampo Pharmaceuticals, Inc. Class A               277,919    2,643,010
*      SunLink Health Systems, Inc.                         49,977       39,982
*      SurModics, Inc.                                       9,100      240,695
*      Symmetry Medical, Inc.                              840,903   10,023,564
#*     Synageva BioPharma Corp.                             26,545    1,372,111
#*     Targacept, Inc.                                      29,440      135,718
*      Theragenics Corp.                                   560,030      806,443
#*     Transcept Pharmaceuticals, Inc.                       2,688       10,645
#*     Triple-S Management Corp. Class B                   541,964    9,771,611
#      Universal American Corp.                          1,953,635   16,703,579
#*     ViroPharma, Inc.                                    491,045   13,380,976
       Xstelos Holdings, Inc.                              251,700      402,720
                                                                   ------------
Total Health Care                                                   348,435,248
                                                                   ------------
Industrials -- (14.8%)
#      AAR Corp.                                         1,147,063   20,486,545
#      ABM Industries, Inc.                                 18,223      410,929
#*     ACCO Brands Corp.                                   318,137    2,147,425
#*     Accuride Corp.                                       93,180      478,945
#      Aceto Corp.                                         540,242    5,618,517

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Industrials -- (Continued)
     Acme United Corp.                                       2,707 $     34,650
#    Acorn Energy, Inc.                                    140,865    1,056,487
#*   Aegion Corp.                                          260,928    5,495,144
#*   AeroCentury Corp.                                      31,474      622,556
*    Aerosonic Corp.                                        38,623      298,942
#*   Air Transport Services Group, Inc.                    717,124    4,137,805
#    Aircastle, Ltd.                                     1,404,483   19,606,583
#    Alamo Group, Inc.                                     306,677   12,288,547
(o)  Allied Defense Group, Inc. (The)                      118,807      623,737
     Allied Motion Technologies, Inc.                       44,049      314,510
     AMERCO                                                346,122   55,621,805
#    American Railcar Industries, Inc.                     484,088   17,286,782
#    Ampco-Pittsburgh Corp.                                 45,480      852,295
*    AMREP Corp.                                             7,278       65,866
#    Apogee Enterprises, Inc.                              251,420    6,406,182
#*   ARC Document Solutions, Inc.                           71,037      228,029
#    Argan, Inc.                                               968       17,134
#    Arkansas Best Corp.                                   629,875    6,619,986
#*   Ascent Solar Technologies, Inc.                       118,282       75,700
     Astec Industries, Inc.                                    405       13,296
*    AT Cross Co. Class A                                  288,550    3,641,501
#*   Atlas Air Worldwide Holdings, Inc.                    642,033   24,012,034
*    Avalon Holdings Corp. Class A                          51,820      189,143
#*   Avis Budget Group, Inc.                             4,147,655  119,618,370
     Baltic Trading, Ltd.                                   61,833      214,560
#    Barrett Business Services, Inc.                        79,827    4,226,041
#*   BlueLinx Holdings, Inc.                               836,669    2,434,707
#    Briggs & Stratton Corp.                             1,077,066   24,223,214
#*   Builders FirstSource, Inc.                            458,007    2,835,063
#*   CAI International, Inc.                                21,460      547,015
#*   Casella Waste Systems, Inc. Class A                    14,929       65,090
#*   CBIZ, Inc.                                            163,347    1,060,122
#    CDI Corp.                                             394,811    6,186,688
#    Ceco Environmental Corp.                              120,710    1,401,443
*    Champion Industries, Inc.                             201,879       22,207
#    Chicago Rivet & Machine Co.                            28,248      683,602
#    Comfort Systems USA, Inc.                              19,564      251,006
#    Compx International, Inc.                              67,191      839,887
#*   Consolidated Graphics, Inc.                           156,083    5,567,481
#    Courier Corp.                                          65,087      937,253
#*   Covenant Transportation Group, Inc. Class A           200,897    1,114,978
#*   CPI Aerostructures, Inc.                                6,457       59,469
#*   CRA International, Inc.                                65,831    1,213,924
#    Curtiss-Wright Corp.                                  567,120   18,624,221
*    DigitalGlobe, Inc.                                     21,627      631,292
#*   Dolan Co. (The)                                       244,492      422,971
*    Ducommun, Inc.                                        304,796    7,464,454
#*   Dycom Industries, Inc.                                455,059    8,791,740
#    Dynamic Materials Corp.                                   800       12,704
#*   Eagle Bulk Shipping, Inc.                             441,859    1,555,344
#    Eastern Co. (The)                                      69,790    1,167,587
     Ecology and Environment, Inc. Class A                  35,051      433,230

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                         ---------- -----------
Industrials -- (Continued)
#   Encore Wire Corp.                                       258,080 $ 8,452,120
#*  Energy Recovery, Inc.                                    27,016      98,879
#*  EnergySolutions, Inc.                                 1,471,863   6,078,794
#*  EnerSys, Inc.                                            38,015   1,742,608
#*  Engility Holdings, Inc.                                  27,185     651,353
#   Ennis, Inc.                                             754,208  11,592,177
#   ESCO Technologies, Inc.                                  53,801   1,935,222
*   Esterline Technologies Corp.                          1,117,001  83,819,755
#*  Federal Signal Corp.                                    982,704   7,625,783
*   Franklin Covey Co.                                      213,063   2,999,927
#   FreightCar America, Inc.                                  8,385     175,079
*   Frozen Food Express Industries                          425,858     540,840
#*  FTI Consulting, Inc.                                    210,180   6,961,162
#   G&K Services, Inc. Class A                              598,838  28,139,398
#   GATX Corp.                                            1,692,613  86,238,632
#*  Genco Shipping & Trading, Ltd.                        1,047,352   1,790,972
*   Gencor Industries, Inc.                                  35,002     242,214
#*  General Cable Corp.                                   1,363,354  47,008,446
#*  Gibraltar Industries, Inc.                              845,427  15,809,485
#*  GP Strategies Corp.                                     158,520   3,495,366
#*  GrafTech International, Ltd.                            151,088   1,084,812
#   Granite Construction, Inc.                              282,341   7,812,375
#   Great Lakes Dredge & Dock Corp.                       1,223,375   8,465,755
#*  Greenbrier Cos., Inc.                                   609,860  13,758,442
#   Griffon Corp.                                         1,469,033  15,131,040
#   H&E Equipment Services, Inc.                            361,827   7,366,798
#   Hardinge, Inc.                                          245,050   3,308,175
#*  Hawaiian Holdings, Inc.                                 233,520   1,282,025
#   Heidrick & Struggles International, Inc.                  6,670      88,177
#*  Hill International, Inc.                                 44,925     123,544
#*  Hudson Global, Inc.                                     387,411   1,278,456
#*  Hurco Cos., Inc.                                        125,587   3,369,499
#   Hyster-Yale Materials Handling, Inc.                    301,240  15,721,716
#*  ICF International, Inc.                                  65,995   1,789,124
#*  Innotrac Corp.                                          111,236     427,146
#   Innovative Solutions & Support, Inc.                        100         879
    Insteel Industries, Inc.                                197,302   3,271,267
#*  Integrated Electrical Services, Inc.                        900       5,247
*   Intelligent Systems Corp.                                27,446      39,797
#   International Shipholding Corp.                         220,292   3,978,474
#   Intersections, Inc.                                     163,724   1,565,201
#*  JetBlue Airways Corp.                                10,066,250  69,356,462
*   JPS Industries, Inc.                                     42,199     265,854
#   Kadant, Inc.                                            409,129  11,320,599
#   Kelly Services, Inc. Class A                            899,860  15,315,617
#   Kelly Services, Inc. Class B                                567      10,067
#*  Key Technology, Inc.                                     10,099     126,036
#   Kimball International, Inc. Class B                     757,020   6,957,014
#*  Korn/Ferry International                                168,198   2,783,677
#*  Kratos Defense & Security Solutions, Inc.                67,078     341,427
#   Lawson Products, Inc.                                   201,534   2,851,706
#*  Layne Christensen Co.                                   495,530  10,123,678

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Industrials -- (Continued)
    LB Foster Co. Class A                                   42,564 $ 1,879,201
#*  LMI Aerospace, Inc.                                     84,994   1,818,022
#   LS Starrett Co. (The) Class A                          183,253   1,960,807
#   LSI Industries, Inc.                                   200,407   1,410,865
#*  Lydall, Inc.                                           417,771   5,990,836
#*  Magnetek, Inc.                                          34,502     538,576
#   Marten Transport, Ltd.                                 544,924  11,100,102
    Mastech Holdings, Inc.                                  46,984     342,983
    Matson, Inc.                                           944,128  22,224,773
#   McGrath RentCorp                                        72,577   2,254,242
*   Meritor, Inc.                                           76,805     445,469
#*  Metalico, Inc.                                         143,374     213,627
#*  Mfri, Inc.                                             204,452   1,492,500
#   Michael Baker Corp.                                     40,435     984,592
#   Miller Industries, Inc.                                295,316   4,462,225
#*  Mobile Mini, Inc.                                    1,154,872  32,486,549
#*  Moog, Inc. Class A                                      38,132   1,762,080
#   Mueller Water Products, Inc. Class A                 3,721,812  22,033,127
#   Multi-Color Corp.                                       19,915     515,002
*   National Technical Systems, Inc.                       150,745   1,450,167
#*  Navigant Consulting, Inc.                              405,280   4,997,102
#   NL Industries, Inc.                                    170,882   1,925,840
#*  NN, Inc.                                               480,489   4,329,206
#*  Northwest Pipe Co.                                     243,003   6,631,552
#*  Ocean Power Technologies, Inc.                          88,447     136,208
#*  On Assignment, Inc.                                     37,902     919,882
#*  Orbital Sciences Corp.                                  80,404   1,448,880
#*  Orion Energy Systems, Inc.                              51,318     123,163
*   Orion Marine Group, Inc.                                82,481     755,526
#*  Oshkosh Corp.                                          163,226   6,408,253
*   Pacer International, Inc.                                4,781      27,204
    PAM Transportation Services, Inc.                      150,056   1,566,585
*   Park-Ohio Holdings Corp.                               119,900   4,409,922
#*  Patrick Industries, Inc.                               125,616   2,544,980
#*  Patriot Transportation Holding, Inc.                     7,369     213,333
#*  PGT, Inc.                                               80,347     618,672
    Pike Electric Corp.                                    165,672   2,589,453
#*  PowerSecure International, Inc.                        296,322   4,059,611
#   Preformed Line Products Co.                             44,160   3,554,880
#   Providence and Worcester Railroad Co.                   88,450   1,364,341
#   Quad/Graphics, Inc.                                    175,058   3,658,712
#*  Quality Distribution, Inc.                             163,933   1,304,907
#   RCM Technologies, Inc.                                 215,529   1,217,739
#*  Republic Airways Holdings, Inc.                      1,594,974  17,847,759
#   Resources Connection, Inc.                               1,400      15,904
#*  Rush Enterprises, Inc. Class A                         834,560  19,103,078
*   Rush Enterprises, Inc. Class B                         332,305   6,579,639
*   Saia, Inc.                                             427,241  17,482,702
#   Schawk, Inc.                                           120,175   1,223,381
#   Servotronics, Inc.                                      15,025     111,636
#   SIFCO Industries, Inc.                                  68,152   1,164,036
#   SkyWest, Inc.                                        1,640,415  23,474,339

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                        SHARES       VALUE+
                                                       --------- --------------
Industrials -- (Continued)
    SL Industries, Inc.                                   28,931 $      555,475
*   Sparton Corp.                                        311,191      4,322,443
#   Standex International Corp.                          226,700     11,992,430
#*  Sterling Construction Co., Inc.                      170,848      1,728,982
#*  Supreme Industries, Inc. Class A                     168,512        754,934
#   Sypris Solutions, Inc.                               278,004        889,613
*   Tecumseh Products Co. Class A                        409,492      3,644,479
#*  Tecumseh Products Co. Class B                         59,184        479,982
#*  Titan Machinery, Inc.                                 15,155        341,897
#*  Transcat, Inc.                                        58,439        417,839
#*  TRC Cos., Inc.                                       316,913      1,914,155
#   Trinity Industries, Inc.                             814,467     34,378,652
*   Tufco Technologies, Inc.                              35,571        180,523
#*  Tutor Perini Corp.                                 1,108,727     18,227,472
#   Twin Disc, Inc.                                       71,147      1,516,854
#*  Ultralife Corp.                                      140,452        553,381
#   UniFirst Corp.                                       152,319     13,868,645
#   Universal Forest Products, Inc.                      610,289     23,557,155
#*  Universal Power Group, Inc.                            4,455          7,863
*   Universal Security Instruments, Inc.                  34,941        166,494
#*  USA Truck, Inc.                                      304,826      1,563,757
*   Versar, Inc.                                          45,303        198,427
    Viad Corp.                                           483,038     12,583,140
#*  Virco Manufacturing Corp.                             37,692         76,515
*   Volt Information Sciences, Inc.                      534,473      4,329,231
#   VSE Corp.                                              5,654        172,390
#   Watts Water Technologies, Inc. Class A               615,652     28,972,583
#*  Willdan Group, Inc.                                   38,985         91,030
#*  Willis Lease Finance Corp.                           294,405      4,177,607
#*  XPO Logistics, Inc.                                    1,588         25,900
                                                                 --------------
Total Industrials                                                 1,354,839,054
                                                                 --------------
Information Technology -- (10.9%)
*   ADDvantage Technologies Group, Inc.                    4,523         10,674
#*  Advanced Energy Industries, Inc.                     125,565      2,132,094
#*  Aehr Test Systems                                     54,035         54,035
*   Aetrium, Inc.                                        125,600         97,968
#*  Agilysys, Inc.                                       502,038      5,863,804
#*  Alpha & Omega Semiconductor, Ltd.                    337,575      2,444,043
#*  Amkor Technology, Inc.                               559,650      2,367,319
#*  ANADIGICS, Inc.                                      256,110        537,831
#*  Analysts International Corp.                          20,689         73,446
*   Anaren, Inc.                                         224,757      5,261,561
#   AOL, Inc.                                            482,950     18,661,188
*   ARRIS Group, Inc.                                    425,181      7,019,738
#*  AsiaInfo-Linkage, Inc.                                66,398        762,249
#   Astro-Med, Inc.                                      167,804      1,654,547
*   ATMI, Inc.                                           105,079      2,285,468
#*  Autobytel, Inc.                                       55,623        244,185
#*  Aviat Networks, Inc.                               1,126,565      3,605,008
#*  Avid Technology, Inc.                                938,910      6,187,417
#   AVX Corp.                                             55,713        630,114

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#     Aware, Inc.                                           660,227 $ 3,188,896
#*    Axcelis Technologies, Inc.                            376,532     489,492
#*    AXT, Inc.                                             190,155     545,745
      Bel Fuse, Inc. Class A                                 14,272     187,320
#     Bel Fuse, Inc. Class B                                156,953   2,310,348
#*    Benchmark Electronics, Inc.                         2,299,623  41,025,274
#     Black Box Corp.                                       510,256  11,082,760
#*    Blonder Tongue Laboratories                            19,745      18,955
#*    Blucora, Inc.                                         870,316  12,854,567
      Bogen Communications International                     43,300      86,600
(o)   Bogen Corp                                             43,300          --
#*    BroadVision, Inc.                                      17,915     155,323
#     Brooks Automation, Inc.                             2,040,577  19,834,408
#*    Bsquare Corp.                                          74,978     231,682
#*    BTU International, Inc.                                17,638      40,567
#*    CACI International, Inc. Class A                      767,088  44,866,977
*     CalAmp Corp.                                          175,404   1,952,247
#*    Cascade Microtech, Inc.                               336,101   2,305,653
*     Checkpoint Systems, Inc.                              383,829   4,440,902
#*    Chyron International Corp.                             51,176      63,458
#*    CIBER, Inc.                                         2,038,464   8,683,857
#*    Cinedigm Digital Cinema Corp. Class A                 205,377     301,904
#*    Clearfield, Inc.                                       44,712     314,325
#*    Cogo Group, Inc.                                       19,892      37,994
#     Coherent, Inc.                                        521,082  29,144,116
#     Cohu, Inc.                                            711,379   6,807,897
(o)#  Commerce One LLC                                       55,600          --
#     Communications Systems, Inc.                          153,092   1,489,585
#     Computer Task Group, Inc.                             129,060   2,648,311
#     Comtech Telecommunications Corp.                      527,830  12,989,896
#     Concurrent Computer Corp.                             137,792     970,056
#     Convergys Corp.                                     3,909,664  66,542,481
      CSP, Inc.                                             125,308     689,194
#     CTS Corp.                                           1,225,517  13,051,756
#*    CyberOptics Corp.                                     237,710   1,328,799
#*    Data I/O Corp.                                         74,290     124,064
#*    Dataram Corp.                                           6,118      12,787
#*    Digi International, Inc.                              709,915   6,474,425
#     Digimarc Corp.                                         30,810     675,971
#*    Digital River, Inc.                                   121,829   1,764,084
#*    Diodes, Inc.                                           17,741     359,433
#*    Document Security Systems, Inc.                        15,657      47,754
#*    Dot Hill Systems Corp.                                388,477     586,600
#*    DSP Group, Inc.                                       544,920   4,397,504
#*    Dynamics Research Corp.                                54,334     317,311
#     EarthLink, Inc.                                     2,674,924  15,220,318
*     EchoStar Corp. Class A                                 14,379     564,663
#*    Edgewater Technology, Inc.                            298,591   1,152,561
#     Electro Rent Corp.                                    545,049   9,031,462
#     Electro Scientific Industries, Inc.                   899,477   9,696,362
#*    Electronics for Imaging, Inc.                         973,187  26,003,557
#*    Emcore Corp.                                           46,627     203,760

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Information Technology -- (Continued)
#*  Emulex Corp.                                           570,861 $ 3,425,166
#   EPIQ Systems, Inc.                                     247,969   3,464,127
#   ePlus, Inc.                                            272,485  12,392,618
*   Exar Corp.                                           1,071,793  11,553,929
#*  Fairchild Semiconductor International, Inc.          2,878,146  37,128,083
#*  First Solar, Inc.                                      210,927   9,820,761
#*  FormFactor, Inc.                                       726,742   3,597,373
#   Frequency Electronics, Inc.                            218,323   2,187,596
*   Giga-tronics, Inc.                                      10,700      16,264
*   GigOptix, Inc.                                          21,536      20,675
#*  Global Cash Access Holdings, Inc.                       31,959     227,868
#*  Globecomm Systems, Inc.                                304,727   3,732,906
#*  GSE Systems, Inc.                                       19,948      37,702
#*  GSI Group, Inc.                                         10,490      89,585
#*  GSI Technology, Inc.                                     7,980      49,795
#   Hackett Group, Inc. (The)                              192,050     937,204
#*  Harmonic, Inc.                                         386,719   2,196,564
*   Hauppauge Digital, Inc.                                 77,001      75,461
#*  Hutchinson Technology, Inc.                            669,006   1,873,217
#*  ID Systems, Inc.                                       153,839     830,731
#*  Identive Group, Inc.                                   104,300      99,085
#*  iGO, Inc.                                               27,145      67,591
*   Ikanos Communications, Inc.                            128,006     208,650
#*  Imation Corp.                                        1,420,177   5,226,251
#*  Insight Enterprises, Inc.                              920,493  16,679,333
#*  Integrated Silicon Solution, Inc.                      360,493   3,305,721
*   Intellicheck Mobilisa, Inc.                             54,404      27,746
#*  Intermec, Inc.                                          64,245     632,171
*   Internap Network Services Corp.                        595,572   4,752,665
#*  International Rectifier Corp.                          716,858  15,204,558
*   Internet Patents Corp.                                  16,755      62,664
*   Interphase Corp.                                        78,699     187,304
#   Intersil Corp. Class A                                 422,062   3,275,201
#*  Intevac, Inc.                                          152,246     689,674
*   IntraLinks Holdings, Inc.                              146,236     836,470
#*  IntriCon Corp.                                          44,161     177,969
#*  Ipass, Inc.                                            220,932     426,399
*   Iteris, Inc.                                           107,467     167,649
#   IXYS Corp.                                              16,336     148,004
#*  Kemet Corp.                                             88,950     554,159
#*  Key Tronic Corp.                                       351,713   3,974,357
#   Keynote Systems, Inc.                                  410,053   4,596,694
*   Kulicke & Soffa Industries, Inc.                       155,029   1,792,135
#*  Lattice Semiconductor Corp.                            574,791   2,672,778
#   Lexmark International, Inc. Class A                    209,026   6,335,578
#*  LGL Group, Inc. (The)                                    8,402      43,690
#*  Limelight Networks, Inc.                               175,015     337,779
#*  Lionbridge Technologies, Inc.                          175,832     601,345
#*  LoJack Corp.                                           139,513     489,691
#*  LTX-Credence Corp.                                      22,784     134,426
*   Management Network Group, Inc.                          10,673      31,699
#   ManTech International Corp. Class A                    158,048   4,218,301

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE+
                                                         --------- -----------
Information Technology -- (Continued)
#   Marchex, Inc. Class B                                  255,488 $ 1,055,165
#*  Market Leader, Inc.                                     25,872     259,237
#*  Measurement Specialties, Inc.                            3,002     128,396
#*  MEMSIC, Inc.                                            65,387     266,125
#*  Mercury Systems, Inc.                                   19,479     150,573
#   Methode Electronics, Inc.                              787,880  11,329,714
#   MKS Instruments, Inc.                                1,297,488  34,863,503
*   ModusLink Global Solutions, Inc.                       838,727   2,348,436
#*  Monster Worldwide, Inc.                                946,345   4,144,991
#*  MoSys, Inc.                                            144,081     651,246
#*  Multi-Fineline Electronix, Inc.                            427       6,507
#*  NAPCO Security Technologies, Inc.                       42,075     178,398
#*  NCI, Inc. Class A                                        1,431       6,039
#*  NeoPhotonics Corp.                                       8,711      47,998
#*  Newport Corp.                                        1,093,328  16,563,919
#*  Novatel Wireless, Inc.                                 147,223     385,724
#*  Numerex Corp. Class A                                   89,013     918,614
#*  Oclaro, Inc.                                           318,679     433,403
*   Official Payments Holdings, Inc.                       339,826   1,909,822
#*  OmniVision Technologies, Inc.                        1,166,888  15,647,968
*   Omtool, Ltd.                                            16,864      61,722
#*  Oplink Communications, Inc.                            130,785   2,147,490
#   Optical Cable Corp.                                    169,845     709,952
*   PAR Technology Corp.                                   147,203     616,781
#   PC Connection, Inc.                                    869,589  13,426,454
    PC-Tel, Inc.                                           613,025   4,088,877
#*  PCM, Inc.                                              204,946   1,485,859
*   PDF Solutions, Inc.                                    253,770   4,342,005
#   Perceptron, Inc.                                       195,775   1,368,467
*   Performance Technologies, Inc.                         289,576     243,244
#*  Pericom Semiconductor Corp.                            527,494   3,407,611
#*  Photronics, Inc.                                     1,746,890  13,782,962
*   Planar Systems, Inc.                                   427,186     730,488
#*  Polycom, Inc.                                          214,396   2,251,158
*   Power-One, Inc.                                         11,954      75,549
#*  QLogic Corp.                                           114,767   1,246,370
#*  Qualstar Corp.                                         379,283     686,502
#*  QuinStreet, Inc.                                        14,037      91,802
*   Radisys Corp.                                          223,576   1,108,937
*   Rainmaker Systems, Inc.                                185,058      92,529
#*  RealNetworks, Inc.                                     649,011   4,997,385
*   Reis, Inc.                                             332,636   5,332,155
#*  Relm Wireless Corp.                                    130,663     310,978
#   RF Industries, Ltd.                                     63,374     379,610
    Richardson Electronics, Ltd.                           438,758   5,146,631
#   Rimage Corp.                                            35,376     318,738
#*  Rofin-Sinar Technologies, Inc.                          20,501     510,475
#*  Rovi Corp.                                             179,833   4,206,294
#*  Rubicon Technology, Inc.                                70,214     520,286
#*  Rudolph Technologies, Inc.                              22,753     265,528
#*  Sanmina Corp.                                          356,083   4,493,767
*   ScanSource, Inc.                                        13,002     376,668

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Information Technology -- (Continued)
*   Seachange International, Inc.                          538,774 $  5,851,086
#*  Selectica, Inc.                                          3,912       32,470
#*  Sevcon, Inc.                                             2,400        9,600
#*  Sigma Designs, Inc.                                    725,550    3,453,618
*   Sigmatron International, Inc.                           16,500       68,145
#*  Smith Micro Software, Inc.                               6,955        9,737
#   Soundbite Communications, Inc.                          20,972       64,174
#*  Spansion, Inc. Class A                                 636,960    8,274,110
*   StarTek, Inc.                                          233,235    1,616,319
#*  SunPower Corp.                                         502,957    6,835,186
#*  Super Micro Computer, Inc.                              12,047      115,892
#   Supertex, Inc.                                          14,017      295,478
*   support.com, Inc.                                      814,775    3,250,952
#*  Sykes Enterprises, Inc.                                142,928    2,199,662
#*  Symmetricom, Inc.                                      344,506    1,791,431
#*  SYNNEX Corp.                                         1,147,081   39,689,003
*   Tech Data Corp.                                        751,622   35,123,296
#*  TechTarget, Inc.                                       382,139    1,696,697
#*  TeleCommunication Systems, Inc. Class A                909,250    1,754,853
#*  Telenav, Inc.                                            3,530       18,497
#   Tellabs, Inc.                                        2,085,929    4,317,873
#   Telular Corp.                                          363,076    4,636,481
#   Tessco Technologies, Inc.                               81,198    1,659,687
#   Tessera Technologies, Inc.                             426,035    8,678,333
#   TheStreet, Inc.                                        448,913      834,978
*   Trio Tech International                                 39,533       79,066
#*  TriQuint Semiconductor, Inc.                         2,154,399   12,581,690
#   TSR, Inc.                                                1,145        3,813
#*  TTM Technologies, Inc.                                 350,531    2,534,339
#*  Ultra Clean Holdings                                   155,118      971,039
#   United Online, Inc.                                  1,515,853   10,307,800
#*  UTStarcom Holdings Corp.                               143,395      397,204
*   Vicon Industries, Inc.                                 102,175      342,286
#*  Video Display Corp.                                      5,282       19,279
#*  Vishay Intertechnology, Inc.                         4,241,593   59,551,966
#*  Vishay Precision Group, Inc.                           253,556    3,633,457
#*  Westell Technologies, Inc. Class A                      71,180      139,513
#*  Wireless Ronin Technologies, Inc.                       15,593       22,610
#*  Wireless Telecom Group, Inc.                           129,294      240,487
#*  WPCS International, Inc.                                37,280       13,421
#   Xyratex, Ltd.                                           63,199      674,965
#*  Zygo Corp.                                             405,632    6,068,255
                                                                   ------------
Total Information Technology                                        998,799,812
                                                                   ------------
Materials -- (7.0%)
    A Schulman, Inc.                                       606,590   15,753,142
#*  AM Castle & Co.                                        625,450   10,832,794
*   American Biltrite, Inc.                                    110       45,100
*   American Pacific Corp.                                 148,845    3,648,191
#   Axiall Corp.                                           333,066   17,469,312
#   Boise, Inc.                                          3,252,612   25,988,370
#   Buckeye Technologies, Inc.                             610,644   22,954,108

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
#     Cabot Corp.                                            8,473 $    318,246
#*    Century Aluminum Co.                               2,464,601   20,111,144
      Chase Corp.                                            1,380       26,772
#*    Coeur d'Alene Mines Corp.                          1,864,927   28,421,488
#     Commercial Metals Co.                                952,541   13,926,149
*     Continental Materials Corp.                           13,260      228,735
*     Core Molding Technologies, Inc.                      100,454      895,045
#*    Ferro Corp.                                          133,773      941,762
      Friedman Industries, Inc.                            178,173    1,696,207
#*    Golden Minerals Co.                                   12,380       22,532
#*    Graphic Packaging Holding Co.                      5,789,957   43,540,477
*     Headwaters, Inc.                                   1,126,696   12,235,919
#     Hecla Mining Co.                                     439,274    1,493,532
#*    Horsehead Holding Corp.                              551,452    5,900,536
#     Kaiser Aluminum Corp.                                623,602   39,286,926
#     KapStone Paper and Packaging Corp.                   139,183    4,117,033
#*    Kraton Performance Polymers, Inc.                      2,633       59,795
#*    Landec Corp.                                         654,672    8,779,152
#*    Louisiana-Pacific Corp.                            5,071,045   91,887,335
#*    Material Sciences Corp.                              216,679    2,266,462
#     Materion Corp.                                        42,119    1,115,732
#*    McEwen Mining, Inc.                                  499,579    1,164,019
#*    Mercer International, Inc.                           448,049    2,818,228
#*    Mines Management, Inc.                               118,526       93,636
*     Mod-Pac Corp.                                         58,115      485,260
#     Myers Industries, Inc.                               559,756    8,295,584
#     Noranda Aluminum Holding Corp.                        55,666      212,087
#*    Northern Technologies International Corp.              3,305       35,694
#     Olympic Steel, Inc.                                  285,534    5,710,680
#*    OM Group, Inc.                                     1,035,713   25,343,897
#*    Penford Corp.                                        265,809    2,923,899
      PH Glatfelter Co.                                  1,133,716   27,209,184
      PolyOne Corp.                                        873,622   19,682,704
#*    Resolute Forest Products, Inc.                       184,180    2,694,553
#*    RTI International Metals, Inc.                       970,164   28,154,159
#     Schnitzer Steel Industries, Inc. Class A             454,106   11,139,220
#*    Stillwater Mining Co.                                471,139    5,860,969
*     SunCoke Energy, Inc.                                  27,935      422,657
      Synalloy Corp.                                        38,452      541,789
#*    Texas Industries, Inc.                                75,570    4,812,298
#     Tredegar Corp.                                     1,205,552   35,684,339
#     Tronox, Ltd. Class A                                  10,543      216,553
#*    Universal Stainless & Alloy Products, Inc.           126,901    4,436,459
      Vulcan International Corp.                            11,100      339,938
#     Wausau Paper Corp.                                   369,974    3,766,335
*     Webco Industries, Inc.                                 9,290    1,077,640
      Westlake Chemical Corp.                              770,014   64,018,964
#*    Zoltek Cos., Inc.                                    834,866   11,028,580
                                                                   ------------
Total Materials                                                     642,131,321
                                                                   ------------
Other -- (0.0%)
(o)*  Allen Organ Co. Escrow Shares                          4,900           --

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                        SHARES       VALUE+
                                                      ---------- --------------
Other -- (Continued)
(o)*   Big 4 Ranch, Inc                                   73,300 $           --
(o)*   Concord Camera Corp. Escrow Shares                 95,952             --
(o)*   First Commerce Bancorp Escrow Shares               70,003         79,103
(o)#*  Gerber Scientific, Inc. Escrow Shares             525,910             --
(o)*   Petrocorp, Inc. Escrow Shares                     102,600          6,156
(o)*   Price Communications Liquidation Trust          1,498,306             --
(o)*   Voyager Learning Co. Escrow Shares                103,000             --
                                                                 --------------
Total Other                                                              85,259
                                                                 --------------
Telecommunication Services -- (0.3%)
#*     Cincinnati Bell, Inc.                             851,428      2,997,027
#*     General Communication, Inc. Class A                24,963        242,391
#*     Hawaiian Telcom Holdco, Inc.                        2,903         70,166
       IDT Corp. Class B                                  19,306        285,536
#*     Iridium Communications, Inc.                    1,223,081      8,206,873
#*     Leap Wireless International, Inc.                 978,534      5,597,214
#*     NII Holdings, Inc.                                272,063      2,366,948
#*     ORBCOMM, Inc.                                   1,056,047      4,995,102
#      Shenandoah Telecommunications Co.                      67          1,098
#      USA Mobility, Inc.                                 64,039        869,009
                                                                 --------------
Total Telecommunication Services                                     25,631,364
                                                                 --------------
Utilities -- (0.1%)
#      Consolidated Water Co., Ltd.                       84,796        845,416
*      Dynegy, Inc.                                        3,985         98,469
#      Genie Energy, Ltd. Class B                         31,652        341,209
#      Ormat Technologies, Inc.                          174,944      3,803,283
#      SJW Corp.                                          16,389        415,625
#*     Synthesis Energy Systems, Inc.                      1,263          1,364
                                                                 --------------
Total Utilities                                                       5,505,366
                                                                 --------------
TOTAL COMMON STOCKS                                               7,960,427,811
                                                                 --------------
PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
(o)*   Enron TOPRS 8.125PCT Escrow Shares                 34,332             --
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights         45,703             --
(o)*   CSF Holding, Inc. Litigation Rights                40,500             --
(o)*   CVR Energy, Inc. Contingent Value Rights        1,072,209             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                     46,581         93,162
(o)#*  PhotoMedex, Inc. Contingent Value Warrants         10,016             --
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17      24,689             --
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17      24,689             --
(o)*   United Community Financial Corp. Rights           443,619         33,915
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   127,077
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid Reserves     33,495,935     33,495,935
                                                                 --------------

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)        VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (12.5%)
(S)@  DFA Short Term Investment Fund                  99,180,485 $1,147,518,217
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $7,377,560,625)              $9,141,569,040
                                                                 ==============

                         U.S. CORE EQUITY 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (86.9%)

Consumer Discretionary -- (12.2%)
*   1-800-Flowers.com, Inc. Class A                          23,470 $   139,177
    Aaron's, Inc.                                            67,210   1,929,599
#   Abercrombie & Fitch Co. Class A                          53,722   2,662,462
    Advance Auto Parts, Inc.                                 19,100   1,602,108
#*  Aeropostale, Inc.                                        55,451     812,912
*   AFC Enterprises, Inc.                                     9,824     313,189
    AH Belo Corp. Class A                                    15,518      90,004
*   Amazon.com, Inc.                                         80,522  20,437,289
    Ambassadors Group, Inc.                                   8,122      27,209
*   AMC Networks, Inc. Class A                               42,172   2,657,258
    Amcon Distributing Co.                                      247      17,574
*   America's Car-Mart, Inc.                                  7,810     361,369
#*  American Apparel, Inc.                                      769       1,484
#   American Eagle Outfitters, Inc.                         137,716   2,678,576
    American Greetings Corp. Class A                          9,000     165,960
#*  American Public Education, Inc.                          12,296     412,285
    Ameristar Casinos, Inc.                                  28,128     742,298
*   ANN, Inc.                                                33,480     988,999
#*  Apollo Group, Inc. Class A                               28,534     524,170
    Arbitron, Inc.                                            9,206     429,828
*   Arctic Cat, Inc.                                          9,361     421,151
    Ark Restaurants Corp.                                     2,510      54,668
*   Asbury Automotive Group, Inc.                            22,147     887,873
#*  Ascena Retail Group, Inc.                               108,138   2,000,553
*   Ascent Capital Group, Inc. Class A                       11,837     787,042
#   Autoliv, Inc.                                            63,727   4,870,017
*   AutoNation, Inc.                                         50,529   2,299,575
#*  AutoZone, Inc.                                            8,152   3,334,902
*   Ballantyne Strong, Inc.                                  10,077      45,246
#*  Bally Technologies, Inc.                                 27,844   1,483,528
#*  Barnes & Noble, Inc.                                     52,093     944,446
    Bassett Furniture Industries, Inc.                        7,766     108,957
    Beasley Broadcasting Group, Inc. Class A                  3,374      22,032
#*  Beazer Homes USA, Inc.                                   11,219     181,299
    bebe stores, Inc.                                        65,689     371,800
#*  Bed Bath & Beyond, Inc.                                  60,100   4,134,880
    Belo Corp. Class A                                       84,943     910,589
#   Best Buy Co., Inc.                                      199,785   5,192,412
    Big 5 Sporting Goods Corp.                               19,210     322,728
#*  Big Lots, Inc.                                           41,331   1,505,275
*   Biglari Holdings, Inc.                                    1,265     489,909
#*  BJ's Restaurants, Inc.                                   16,943     581,145
*   Blue Nile, Inc.                                           3,510     114,531
#   Blyth, Inc.                                              11,136     183,521
    Bob Evans Farms, Inc.                                    24,333   1,054,592
*   Body Central Corp.                                        5,937      60,439
#   Bon-Ton Stores, Inc. (The)                               13,310     204,175
*   Books-A-Million, Inc.                                     9,373      24,370
*   BorgWarner, Inc.                                         32,042   2,504,723
    Bowl America, Inc. Class A                                1,576      20,078
#*  Boyd Gaming Corp.                                        47,548     570,576

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Bravo Brio Restaurant Group, Inc.                        12,909 $   219,453
*   Bridgepoint Education, Inc.                              31,017     334,363
#   Brinker International, Inc.                              46,426   1,805,971
    Brown Shoe Co., Inc.                                     38,092     644,136
    Brunswick Corp.                                          34,693   1,098,380
#   Buckle, Inc. (The)                                       22,683   1,101,260
#*  Buffalo Wild Wings, Inc.                                 12,755   1,147,950
*   Build-A-Bear Workshop, Inc.                              12,106      61,377
*   Cabela's, Inc.                                           51,682   3,317,984
#   Cablevision Systems Corp. Class A                       143,695   2,135,308
*   Cache, Inc.                                              12,441      47,525
    Callaway Golf Co.                                        60,230     403,541
*   Cambium Learning Group, Inc.                             45,231      43,874
    Canterbury Park Holding Corp.                             2,402      28,224
#*  Capella Education Co.                                     8,405     297,705
*   Career Education Corp.                                   48,935     107,168
#*  CarMax, Inc.                                             73,258   3,372,798
*   Carmike Cinemas, Inc.                                    11,059     194,196
    Carnival Corp.                                          139,507   4,814,387
    Carriage Services, Inc.                                  12,876     225,201
*   Carrols Restaurant Group, Inc.                           15,148      71,953
*   Carter's, Inc.                                           42,357   2,769,724
    Cato Corp. (The) Class A                                 23,890     573,599
*   Cavco Industries, Inc.                                    5,893     268,839
    CBS Corp. Class A                                         9,684     443,915
    CBS Corp. Class B                                       181,835   8,324,406
    CEC Entertainment, Inc.                                  11,385     379,917
#*  Central European Media Enterprises, Ltd. Class A         30,475     112,758
*   Charles & Colvard, Ltd.                                  12,144      47,240
#*  Charter Communications, Inc. Class A                     19,359   1,950,226
#   Cheesecake Factory, Inc. (The)                           36,826   1,466,411
    Cherokee, Inc.                                            2,552      33,253
#   Chico's FAS, Inc.                                       116,076   2,120,709
*   Children's Place Retail Stores, Inc. (The)               20,001     978,449
#*  Chipotle Mexican Grill, Inc.                             10,500   3,813,495
#   Choice Hotels International, Inc.                        39,855   1,556,736
*   Christopher & Banks Corp.                                19,052     132,411
    Churchill Downs, Inc.                                    15,099   1,154,470
    Cinemark Holdings, Inc.                                  76,294   2,356,722
*   Citi Trends, Inc.                                        12,429     146,289
*   Clear Channel Outdoor Holdings, Inc. Class A             30,501     220,522
#   Coach, Inc.                                              54,357   3,199,453
*   Coast Distribution System (The)                             890       2,403
*   Cobra Electronics Corp.                                   4,559      13,996
#*  Coinstar, Inc.                                           20,260   1,069,931
*   Coldwater Creek, Inc.                                     1,758       6,276
    Collectors Universe                                       3,602      42,900
#   Columbia Sportswear Co.                                  29,423   1,724,188
    Comcast Corp. Class A                                   634,102  26,188,413
    Comcast Corp. Special Class A                           168,043   6,602,409
#*  Conn's, Inc.                                             25,382   1,099,294
    Cooper Tire & Rubber Co.                                 55,461   1,380,424

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Core-Mark Holding Co., Inc.                               9,861 $  513,166
#*  Corinthian Colleges, Inc.                                64,275    128,550
    Cracker Barrel Old Country Store, Inc.                   16,879  1,396,568
*   Crocs, Inc.                                              58,033    929,689
*   Crown Media Holdings, Inc. Class A                       16,884     34,612
    CSS Industries, Inc.                                      2,658     76,178
    CTC Media, Inc.                                         128,295  1,602,405
    Culp, Inc.                                               10,140    164,674
#*  Cumulus Media, Inc. Class A                              18,186     58,013
    Dana Holding Corp.                                      127,230  2,194,718
    Darden Restaurants, Inc.                                 43,224  2,231,655
#*  Deckers Outdoor Corp.                                    19,052  1,050,146
*   dELiA*s, Inc.                                             2,914      1,922
#   Delphi Automotive P.L.C.                                 57,098  2,638,499
*   Delta Apparel, Inc.                                       6,441     86,181
    Destination Maternity Corp.                               9,340    221,825
*   Destination XL Group, Inc.                               39,820    198,304
#   DeVry, Inc.                                              54,746  1,533,435
*   DGSE Cos., Inc.                                           3,733     18,964
#   Dick's Sporting Goods, Inc.                              27,204  1,308,512
#*  Digital Generation, Inc.                                 22,641    151,695
    Dillard's, Inc. Class A                                  38,548  3,176,741
    DineEquity, Inc.                                         16,976  1,209,370
*   DIRECTV                                                 130,949  7,406,475
*   Discovery Communications, Inc.                           20,654  1,464,162
#*  Discovery Communications, Inc. Class A                   29,660  2,337,801
*   Discovery Communications, Inc. Class B                    1,400    110,355
    DISH Network Corp. Class A                               45,446  1,781,029
*   Dixie Group, Inc. (The)                                   3,689     22,060
*   Dollar General Corp.                                     44,955  2,341,706
*   Dollar Tree, Inc.                                        74,410  3,538,940
    Domino's Pizza, Inc.                                     39,665  2,189,508
    Dorman Products, Inc.                                    23,579    889,871
    Dover Downs Gaming & Entertainment, Inc.                  8,520     15,677
    Dover Motorsports, Inc.                                   3,182      6,650
#   DR Horton, Inc.                                         217,309  5,667,419
#*  DreamWorks Animation SKG, Inc. Class A                   60,417  1,164,840
    Drew Industries, Inc.                                    15,856    572,402
#   DSW, Inc. Class A                                        25,036  1,655,380
#   Dunkin' Brands Group, Inc.                               75,472  2,929,068
#*  Education Management Corp.                               52,147    295,674
    Educational Development Corp.                             1,932      6,839
    Einstein Noah Restaurant Group, Inc.                     11,040    159,086
*   Emerson Radio Corp.                                      14,810     23,696
*   Entercom Communications Corp. Class A                    23,008    181,993
    Entravision Communications Corp. Class A                 33,098    127,758
    Escalade, Inc.                                            5,323     30,554
#   Ethan Allen Interiors, Inc.                              19,800    579,744
*   Ever-Glory International Group, Inc.                      1,700      3,876
*   EW Scripps Co. Class A                                   37,710    523,792
*   Exide Technologies                                       61,730     52,291
    Expedia, Inc.                                            69,202  3,864,240

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Express, Inc.                                            28,849 $  525,340
#*  FAB Universal Corp.                                       5,042     22,336
#   Family Dollar Stores, Inc.                               32,363  1,986,117
*   Famous Dave's Of America, Inc.                            3,905     43,150
*   Federal-Mogul Corp.                                      49,874    373,058
*   Fiesta Restaurant Group, Inc.                            15,027    409,636
*   Fifth & Pacific Cos., Inc.                               84,115  1,734,451
#   Finish Line, Inc. (The) Class A                          33,708    653,598
    Fisher Communications, Inc.                               4,158    172,224
*   Flanigan's Enterprises, Inc.                                300      2,304
    Flexsteel Industries, Inc.                                3,267     67,268
    Foot Locker, Inc.                                       107,787  3,758,533
    Ford Motor Co.                                          673,748  9,237,085
*   Fossil, Inc.                                             23,852  2,340,358
    Fred's, Inc. Class A                                     30,384    432,364
    Frisch's Restaurants, Inc.                                2,853     46,561
*   Fuel Systems Solutions, Inc.                             15,057    236,545
*   Full House Resorts, Inc.                                  8,200     22,632
*   Furniture Brands International, Inc.                     25,065     27,572
#*  G-III Apparel Group, Ltd.                                17,632    716,917
*   Gaiam, Inc. Class A                                       8,701     38,197
#   GameStop Corp. Class A                                  108,286  3,779,181
    Gaming Partners International Corp.                       4,515     39,010
#   Gannett Co., Inc.                                       190,576  3,842,012
    Gap, Inc. (The)                                         163,399  6,207,528
#   Garmin, Ltd.                                             86,064  3,019,125
*   Geeknet, Inc.                                             3,235     42,314
*   General Motors Co.                                      228,573  7,049,191
*   Genesco, Inc.                                            18,189  1,119,533
#   Gentex Corp.                                             80,071  1,801,598
*   Gentherm, Inc.                                           12,860    195,858
#   Genuine Parts Co.                                        43,317  3,306,387
#*  Global Sources, Ltd.                                     11,411     77,823
    GNC Holdings, Inc. Class A                               61,758  2,799,490
#*  Goodyear Tire & Rubber Co. (The)                        172,433  2,154,550
*   Gordmans Stores, Inc.                                     7,385     83,303
#*  Grand Canyon Education, Inc.                             31,853    814,481
*   Gray Television, Inc.                                    42,052    267,030
*   Gray Television, Inc. Class A                               600      3,522
#   Group 1 Automotive, Inc.                                 20,102  1,215,769
#*  Groupon, Inc.                                           459,287  2,801,651
#   Guess?, Inc.                                             74,682  2,067,198
#   H&R Block, Inc.                                          70,222  1,947,958
*   Hallwood Group, Inc. (The)                                  252      2,010
*   Hampshire Group, Ltd.                                       689      1,912
#*  Hanesbrands, Inc.                                        68,346  3,428,235
#   Harley-Davidson, Inc.                                    53,290  2,912,299
#   Harman International Industries, Inc.                    60,431  2,701,870
    Harte-Hanks, Inc.                                        46,808    371,187
#   Hasbro, Inc.                                             33,452  1,584,621
    Hastings Entertainment, Inc.                              1,400      3,535
    Haverty Furniture Cos., Inc.                             16,341    388,589

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Haverty Furniture Cos., Inc. Class A                      1,608 $    38,110
*   Helen of Troy, Ltd.                                      27,596     962,548
#*  hhgregg, Inc.                                            27,171     367,080
#*  Hibbett Sports, Inc.                                     13,030     714,696
    Hillenbrand, Inc.                                        42,294   1,062,848
*   Hollywood Media Corp.                                     3,425       4,727
    Home Depot, Inc. (The)                                  327,533  24,024,546
#*  HomeAway, Inc.                                           18,117     553,474
    Hooker Furniture Corp.                                    8,049     139,167
    Hot Topic, Inc.                                          30,269     422,253
    HSN, Inc.                                                37,382   1,965,546
*   Hyatt Hotels Corp. Class A                               29,656   1,265,718
*   Iconix Brand Group, Inc.                                 60,513   1,733,697
    International Game Technology                           187,714   3,181,752
    International Speedway Corp. Class A                     22,904     752,854
    Interpublic Group of Cos., Inc. (The)                   228,833   3,167,049
    Interval Leisure Group, Inc.                             40,032     763,010
#*  iRobot Corp.                                             17,015     494,966
*   Isle of Capri Casinos, Inc.                              29,579     226,575
#*  ITT Educational Services, Inc.                            8,984     164,497
*   Jack in the Box, Inc.                                    30,983   1,110,741
    JAKKS Pacific, Inc.                                      12,915     140,903
*   Jarden Corp.                                             49,450   2,225,745
#   JC Penney Co., Inc.                                     124,572   2,045,472
#   John Wiley & Sons, Inc. Class A                          32,660   1,246,632
    John Wiley & Sons, Inc. Class B                           4,664     173,314
    Johnson Controls, Inc.                                  208,103   7,285,686
*   Johnson Outdoors, Inc. Class A                            8,183     191,973
    Jones Group, Inc. (The)                                  69,448     972,272
#*  Jos A Bank Clothiers, Inc.                               24,077   1,051,683
*   Journal Communications, Inc. Class A                     37,442     254,980
*   K-Swiss, Inc. Class A                                    17,924      84,960
#*  K12, Inc.                                                29,920     762,062
#   KB Home                                                  60,097   1,354,586
*   Kid Brands, Inc.                                         17,697      19,998
*   Kirkland's, Inc.                                         12,114     146,095
#   Kohl's Corp.                                            146,257   6,882,854
*   Kona Grill, Inc.                                          4,321      42,130
    Koss Corp.                                                1,533       7,496
*   Krispy Kreme Doughnuts, Inc.                             50,457     689,243
    L Brands, Inc.                                          126,640   6,383,922
    La-Z-Boy, Inc.                                           45,501     821,748
*   Lakeland Industries, Inc.                                 3,968      15,832
*   Lamar Advertising Co. Class A                            55,633   2,604,737
    Las Vegas Sands Corp.                                    78,195   4,398,469
*   Lazare Kaplan International, Inc.                         1,600       2,400
#*  LeapFrog Enterprises, Inc.                               38,081     340,444
#   Lear Corp.                                               63,940   3,694,453
*   Learning Tree International, Inc.                         6,151      23,066
*   Lee Enterprises, Inc.                                    20,446      29,442
#   Leggett & Platt, Inc.                                    94,782   3,055,772
#   Lennar Corp. Class A                                    110,902   4,571,380

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Lennar Corp. Class B                                     17,482 $   570,088
*   Libbey, Inc.                                             12,000     232,440
#*  Liberty Global, Inc. Class A                             27,640   2,000,307
*   Liberty Global, Inc. Class B                                488      35,299
#*  Liberty Global, Inc. Series C                            36,642   2,478,831
*   Liberty Interactive Corp. Class A                       334,222   7,115,586
*   Liberty Interactive Corp. Class B                         6,948     146,603
*   Liberty Media Corp. Class A                              82,494   9,476,911
*   Liberty Media Corp. Class B                               2,392     273,968
*   Liberty Ventures Series A                                18,793   1,380,722
*   Liberty Ventures Series B                                   347      25,532
#*  Life Time Fitness, Inc.                                  37,797   1,745,465
    Lifetime Brands, Inc.                                     8,749     118,112
#*  LIN TV Corp. Class A                                     21,277     261,920
    Lincoln Educational Services Corp.                       13,802      76,877
#*  Lions Gate Entertainment Corp.                              977      24,239
    Lithia Motors, Inc. Class A                              17,668     874,919
*   Live Nation Entertainment, Inc.                         169,757   2,144,031
*   LKQ Corp.                                               152,344   3,668,444
    Loral Space & Communications, Inc.                       14,301     879,798
    Lowe's Cos., Inc.                                       300,424  11,542,290
*   Luby's, Inc.                                             19,164     130,507
#*  Lululemon Athletica, Inc.                                27,277   2,076,598
#*  Lumber Liquidators Holdings, Inc.                        17,293   1,417,334
*   M/I Homes, Inc.                                          14,537     357,610
    Mac-Gray Corp.                                           10,726     138,902
    Macy's, Inc.                                            207,226   9,242,280
*   Madison Square Garden Co. (The) Class A                  53,837   3,244,756
*   Maidenform Brands, Inc.                                  19,675     354,150
    Marcus Corp.                                             15,379     197,466
    Marine Products Corp.                                    20,779     150,232
*   MarineMax, Inc.                                          20,685     239,739
#   Marriott International, Inc. Class A                     56,986   2,453,817
*   Marriott Vacations Worldwide Corp.                        6,048     275,063
*   Martha Stewart Living Omnimedia Class A                  30,526      75,399
    Mattel, Inc.                                            102,700   4,689,282
    Matthews International Corp. Class A                     24,184     890,213
#*  McClatchy Co. (The) Class A                              50,664     117,034
    McDonald's Corp.                                        218,435  22,310,951
    MDC Holdings, Inc.                                       40,583   1,525,921
*   Media General, Inc. Class A                              15,715     128,863
    Men's Wearhouse, Inc. (The)                              45,140   1,512,190
#   Meredith Corp.                                           31,655   1,228,847
*   Meritage Homes Corp.                                     25,547   1,246,438
*   MGM Resorts International                               313,023   4,419,885
*   Michael Kors Holdings, Ltd.                              29,378   1,672,783
*   Modine Manufacturing Co.                                 38,414     351,104
*   Mohawk Industries, Inc.                                  47,238   5,237,749
*   Monarch Casino & Resort, Inc.                            11,180     143,887
#   Monro Muffler Brake, Inc.                                22,107     914,346
#*  Morgans Hotel Group Co.                                   1,035       6,345
#   Morningstar, Inc.                                        32,695   2,158,197

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Motorcar Parts of America, Inc.                           8,704 $    52,050
    Movado Group, Inc.                                       16,442     497,206
*   MTR Gaming Group, Inc.                                   15,484      53,420
*   Multimedia Games Holding Co., Inc.                        8,600     212,076
    NACCO Industries, Inc. Class A                            5,764     334,427
*   Nathan's Famous, Inc.                                     2,974     132,789
    National CineMedia, Inc.                                 38,417     623,892
*   Nautilus, Inc.                                           20,639     141,996
*   Navarre Corp.                                            14,687      35,836
#*  Netflix, Inc.                                            15,837   3,421,901
*   Nevada Gold & Casinos, Inc.                                 700         833
*   New York & Co., Inc.                                     43,691     194,862
*   New York Times Co. (The) Class A                        112,310     995,067
    Newell Rubbermaid, Inc.                                  89,728   2,363,436
    News Corp. Class A                                      450,943  13,965,705
    News Corp. Class B                                      132,007   4,108,058
    Nexstar Broadcasting Group, Inc. Class A                 17,890     435,622
    NIKE, Inc.                                              151,726   9,649,774
*   Nobility Homes, Inc.                                      1,105       6,271
#   Nordstrom, Inc.                                          52,105   2,948,622
    Nutrisystem, Inc.                                        17,391     140,867
*   NVR, Inc.                                                 3,022   3,112,660
*   O'Reilly Automotive, Inc.                                44,614   4,787,974
*   Office Depot, Inc.                                      253,589     978,854
    OfficeMax, Inc.                                          75,373     867,543
#   Omnicom Group, Inc.                                      50,104   2,994,716
#*  Orbitz Worldwide, Inc.                                   53,526     320,085
#*  Orchard Supply Hardware Stores Corp. Class A              1,709       3,384
*   Orient-Express Hotels, Ltd. Class A                      83,221     840,532
    Outdoor Channel Holdings, Inc.                           19,806     173,303
#*  Overstock.com, Inc.                                       7,087     147,410
    Oxford Industries, Inc.                                  11,284     667,223
*   P&F Industries, Inc. Class A                                504       3,785
#*  Pacific Sunwear of California, Inc.                      43,647     120,029
#*  Panera Bread Co. Class A                                 11,525   2,042,576
*   Papa John's International, Inc.                          14,777     930,951
#*  Penn National Gaming, Inc.                               69,314   4,058,335
#   Penske Automotive Group, Inc.                            80,666   2,494,193
*   Pep Boys-Manny Moe & Jack (The)                          47,129     546,696
*   Perfumania Holdings, Inc.                                 2,203      13,725
    Perry Ellis International, Inc.                          13,637     239,602
#   PetMed Express, Inc.                                     14,214     177,675
#   PetSmart, Inc.                                           30,672   2,093,057
#   Pier 1 Imports, Inc.                                     70,569   1,637,907
*   Pinnacle Entertainment, Inc.                             36,695     699,407
#   Polaris Industries, Inc.                                 21,538   1,856,360
    Pool Corp.                                               26,379   1,293,099
*   Premier Exhibitions, Inc.                                 8,500      23,205
*   priceline.com, Inc.                                      10,490   7,300,935
*   PulteGroup, Inc.                                        295,054   6,193,183
    PVH Corp.                                                46,439   5,359,525
*   QEP Co., Inc.                                               352       5,724

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- ----------
Consumer Discretionary -- (Continued)
#*  Quiksilver, Inc.                                        148,580 $  999,943
#*  Radio One, Inc. Class D                                  16,485     25,222
#   RadioShack Corp.                                         72,896    231,080
    Ralph Lauren Corp.                                       12,909  2,344,016
*   Reading International, Inc. Class A                       5,859     34,099
*   Red Lion Hotels Corp.                                    13,744     89,748
*   Red Robin Gourmet Burgers, Inc.                          12,370    598,337
#   Regal Entertainment Group Class A                        91,455  1,640,703
#   Regis Corp.                                              49,644    930,825
    Rent-A-Center, Inc.                                      51,997  1,816,255
*   Rentrak Corp.                                             4,450    100,748
    RG Barry Corp.                                            7,819    107,824
*   Rick's Cabaret International, Inc.                        6,768     57,122
*   Rocky Brands, Inc.                                        5,087     75,288
    Ross Stores, Inc.                                        87,976  5,812,574
    Royal Caribbean Cruises, Ltd.                           143,671  5,248,302
#*  Ruby Tuesday, Inc.                                       54,383    524,252
#*  rue21, Inc.                                              16,264    518,822
*   Ruth's Hospitality Group, Inc.                           24,546    243,251
#   Ryland Group, Inc. (The)                                 33,627  1,515,233
    Saga Communications, Inc. Class A                         1,544     71,086
#*  Saks, Inc.                                              131,422  1,517,924
    Salem Communications Corp. Class A                       12,181    111,822
#*  Sally Beauty Holdings, Inc.                             107,775  3,239,717
    Scholastic Corp.                                         19,372    531,761
*   Scientific Games Corp. Class A                           74,858    664,739
#   Scripps Networks Interactive, Inc. Class A               29,303  1,950,994
    Sears Canada, Inc.                                       16,770    157,118
#*  Sears Holdings Corp.                                     39,156  2,010,269
*   Select Comfort Corp.                                     19,000    403,180
#   Service Corp. International/US                          188,640  3,184,243
*   SHFL Entertainment, Inc.                                 39,992    631,874
    Shiloh Industries, Inc.                                  10,846    106,833
    Shoe Carnival, Inc.                                      17,051    355,172
*   Shutterfly, Inc.                                         30,034  1,337,414
#   Signet Jewelers, Ltd.                                    66,470  4,568,483
#   Sinclair Broadcast Group, Inc. Class A                   22,166    594,049
#   Sirius XM Radio, Inc.                                 1,257,082  4,085,517
#   Six Flags Entertainment Corp.                            37,087  2,702,530
*   Skechers U.S.A., Inc. Class A                            34,998    727,258
#*  Skullcandy, Inc.                                          4,012     20,622
*   Skyline Corp.                                             4,311     19,529
#*  Smith & Wesson Holding Corp.                             45,250    397,295
    Sonic Automotive, Inc. Class A                           36,520    803,075
*   Sonic Corp.                                              19,031    238,458
#   Sotheby's                                                45,000  1,596,600
*   Spanish Broadcasting System, Inc. Class A                 1,868      5,641
    Spartan Motors, Inc.                                     26,134    139,033
*   Spectrum Group International, Inc.                          385        805
    Speedway Motorsports, Inc.                               31,204    562,608
*   Sport Chalet, Inc. Class A                                2,817      3,887
*   Sport Chalet, Inc. Class B                                  238        359

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Spy, Inc.                                                   335 $       419
#   Stage Stores, Inc.                                       22,135     612,918
    Standard Motor Products, Inc.                            19,709     603,884
#*  Standard Pacific Corp.                                  152,026   1,375,835
*   Stanley Furniture Co., Inc.                               8,749      34,559
#   Staples, Inc.                                           445,881   5,903,464
#   Starbucks Corp.                                         158,319   9,632,128
    Starwood Hotels & Resorts Worldwide, Inc.                43,616   2,814,104
*   Starz - Liberty Capital (85571Q102)                      98,181   2,295,472
*   Starz - Liberty Capital (85571Q201)                       2,392      55,949
    Stein Mart, Inc.                                         35,782     283,036
*   Steiner Leisure, Ltd.                                    12,480     604,406
*   Steinway Musical Instruments, Inc.                        9,702     241,968
*   Steven Madden, Ltd.                                      32,746   1,592,438
#   Stewart Enterprises, Inc. Class A                        48,183     429,311
*   Stoneridge, Inc.                                         17,113     129,545
    Strattec Security Corp.                                   2,038      74,326
#   Strayer Education, Inc.                                   3,851     182,383
#   Sturm Ruger & Co., Inc.                                   9,700     497,319
    Superior Industries International, Inc.                  21,344     391,876
    Superior Uniform Group, Inc.                              5,000      58,100
    Systemax, Inc.                                           27,440     251,350
*   Tandy Brands Accessories, Inc.                            1,100         561
*   Tandy Leather Factory, Inc.                               1,146       8,137
#   Target Corp.                                            110,265   7,780,298
#*  Tempur-Pedic International, Inc.                         16,906     819,941
*   Tenneco, Inc.                                            26,950   1,042,157
#*  Tesla Motors, Inc.                                       77,284   4,172,563
    Texas Roadhouse, Inc.                                    49,069   1,153,122
#   Thor Industries, Inc.                                    41,399   1,535,489
#   Tiffany & Co.                                            38,123   2,808,903
    Time Warner Cable, Inc.                                  91,802   8,619,290
    Time Warner, Inc.                                       289,777  17,322,869
    TJX Cos., Inc.                                          148,135   7,224,544
*   Toll Brothers, Inc.                                     127,325   4,368,521
*   Tower International, Inc.                                   758      12,196
    Town Sports International Holdings, Inc.                 13,759     138,553
#   Tractor Supply Co.                                       35,002   3,751,164
    Trans World Entertainment Corp.                             200         860
*   Trinity Place Holdings, Inc.                                892       4,861
#*  TripAdvisor, Inc.                                        33,274   1,749,547
    True Religion Apparel, Inc.                              22,487     608,498
*   TRW Automotive Holdings Corp.                            79,676   4,786,137
*   Tuesday Morning Corp.                                    27,700     224,647
#   Tupperware Brands Corp.                                  33,167   2,663,310
#*  Ulta Salon Cosmetics & Fragrance, Inc.                   21,433   1,878,602
#*  Under Armour, Inc. Class A                               30,080   1,716,966
*   Unifi, Inc.                                              15,429     300,866
*   Universal Electronics, Inc.                               9,995     229,685
    Universal Technical Institute, Inc.                      14,837     176,115
#*  UQM Technologies, Inc.                                   12,948       9,064
*   Urban Outfitters, Inc.                                   77,100   3,195,024

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
*   US Auto Parts Network, Inc.                             14,602 $     18,253
    Vail Resorts, Inc.                                      29,249    1,763,715
#   Valassis Communications, Inc.                           33,693      863,552
    Value Line, Inc.                                         2,920       27,331
*   Valuevision Media, Inc. Class A                         26,342      113,271
#   VF Corp.                                                26,502    4,723,186
    Viacom, Inc. Class A                                     7,238      468,443
    Viacom, Inc. Class B                                    93,352    5,973,594
    Virgin Media, Inc.                                      69,342    3,382,503
*   Visteon Corp.                                           46,224    2,717,509
#*  Vitacost.com, Inc.                                       1,340       10,425
#*  Vitamin Shoppe, Inc.                                    19,561      961,423
*   VOXX International Corp.                                18,175      173,208
    Walt Disney Co. (The)                                  447,208   28,102,551
#   Washington Post Co. (The) Class B                        5,510    2,442,803
#   Weight Watchers International, Inc.                     38,632    1,629,111
*   Wells-Gardner Electronics Corp.                          2,858        6,059
#   Wendy's Co. (The)                                      339,454    1,931,493
*   West Marine, Inc.                                       17,350      205,251
*   Wet Seal, Inc. (The) Class A                            78,804      256,901
    Weyco Group, Inc.                                        6,018      144,432
    Whirlpool Corp.                                         49,607    5,669,088
#   Williams-Sonoma, Inc.                                   64,325    3,452,966
    Winmark Corp.                                            2,250      139,208
*   Winnebago Industries, Inc.                              19,097      349,857
*   WMS Industries, Inc.                                    43,199    1,096,391
#   Wolverine World Wide, Inc.                              35,588    1,700,039
    World Wrestling Entertainment, Inc. Class A             23,448      215,253
    Wyndham Worldwide Corp.                                 84,920    5,101,994
#   Wynn Resorts, Ltd.                                      28,665    3,935,705
    Yum! Brands, Inc.                                       94,216    6,417,994
#*  Zagg, Inc.                                              15,716      106,397
*   Zale Corp.                                              26,300      116,772
*   Zumiez, Inc.                                            20,252      586,700
                                                                   ------------
Total Consumer Discretionary                                        851,815,471
                                                                   ------------
Consumer Staples -- (7.0%)
    Alico, Inc.                                              5,837      244,045
*   Alliance One International, Inc.                        69,816      261,810
#   Altria Group, Inc.                                     437,249   15,963,961
    Andersons, Inc. (The)                                   16,542      901,870
    Archer-Daniels-Midland Co.                             196,107    6,655,872
    Arden Group, Inc. Class A                                  827       81,790
#   Avon Products, Inc.                                    116,618    2,700,873
    B&G Foods, Inc.                                         37,459    1,155,985
    Beam, Inc.                                             107,205    6,937,236
#*  Boston Beer Co., Inc. (The) Class A                      1,339      226,719
*   Boulder Brands, Inc.                                    48,729      439,048
    Bridgford Foods Corp.                                    2,501       20,196
    Brown-Forman Corp. Class A                              20,568    1,447,370
#   Brown-Forman Corp. Class B                              48,666    3,430,953
    Bunge, Ltd.                                             97,364    7,030,654

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
#   Cal-Maine Foods, Inc.                                    18,638 $   795,470
    Calavo Growers, Inc.                                     10,201     289,300
#   Campbell Soup Co.                                        74,424   3,454,018
#   Casey's General Stores, Inc.                             27,261   1,578,684
    CCA Industries, Inc.                                      3,400      13,192
#*  Central European Distribution Corp.                      40,655       2,846
*   Central Garden and Pet Co.                               11,250      98,437
*   Central Garden and Pet Co. Class A                       28,522     250,994
*   Chiquita Brands International, Inc.                      39,234     338,589
#   Church & Dwight Co., Inc.                                38,902   2,485,449
#   Clorox Co. (The)                                         33,391   2,879,974
    Coca-Cola Bottling Co. Consolidated                       5,294     325,581
    Coca-Cola Co. (The)                                     875,095  37,042,771
    Coca-Cola Enterprises, Inc.                             158,730   5,814,280
#   Coffee Holding Co., Inc.                                    300       2,034
    Colgate-Palmolive Co.                                   102,367  12,223,643
    ConAgra Foods, Inc.                                     230,572   8,155,332
*   Constellation Brands, Inc. Class A                      132,407   6,534,285
*   Constellation Brands, Inc. Class B                        3,160     154,714
    Costco Wholesale Corp.                                   91,655   9,938,152
*   Craft Brew Alliance, Inc.                                11,801      88,743
#*  Crimson Wine Group, Ltd.                                 15,327     138,096
    CVS Caremark Corp.                                      382,692  22,265,021
*   Darling International, Inc.                             102,201   1,891,740
#*  Dean Foods Co.                                          122,767   2,349,760
#*  Diamond Foods, Inc.                                      12,571     189,571
#*  Dole Food Co., Inc.                                      77,091     829,499
    Dr Pepper Snapple Group, Inc.                            95,427   4,659,700
*   Elizabeth Arden, Inc.                                    20,320     832,104
    Energizer Holdings, Inc.                                 38,655   3,733,686
#   Estee Lauder Cos., Inc. (The) Class A                    47,614   3,302,031
*   Farmer Bros Co.                                          11,742     177,891
    Flowers Foods, Inc.                                      98,791   3,254,176
    Fresh Del Monte Produce, Inc.                            51,026   1,296,571
#*  Fresh Market, Inc. (The)                                  6,636     271,611
    General Mills, Inc.                                     130,812   6,595,541
    Golden Enterprises, Inc.                                  3,860      13,356
#*  Green Mountain Coffee Roasters, Inc.                     44,550   2,557,170
    Griffin Land & Nurseries, Inc.                            2,756      82,267
#*  Hain Celestial Group, Inc. (The)                         33,245   2,169,236
*   Harbinger Group, Inc.                                     3,819      34,524
    Harris Teeter Supermarkets, Inc.                         44,013   1,839,303
#   Herbalife, Ltd.                                          37,016   1,469,905
#   Hershey Co. (The)                                        31,118   2,774,481
    Hillshire Brands Co.                                     52,260   1,876,657
#   Hormel Foods Corp.                                       68,898   2,843,420
*   IGI Laboratories, Inc.                                      921       1,722
    Ingles Markets, Inc. Class A                             11,035     235,266
    Ingredion, Inc.                                          59,285   4,269,113
    Inter Parfums, Inc.                                      23,298     674,943
*   Inventure Foods, Inc.                                     1,478      11,321
    J&J Snack Foods Corp.                                    12,767     957,780

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
    JM Smucker Co. (The)                                     71,528 $ 7,383,835
    John B Sanfilippo & Son, Inc.                             5,956     124,957
    Kellogg Co.                                              49,802   3,239,122
#   Kimberly-Clark Corp.                                     79,072   8,159,440
    Kraft Foods Group, Inc.                                 160,569   8,267,698
    Kroger Co. (The)                                         97,226   3,342,630
    Lancaster Colony Corp.                                   18,932   1,494,303
#   Lifeway Foods, Inc.                                       3,699      46,903
    Limoneira Co.                                               244       4,546
#   Lorillard, Inc.                                          78,995   3,388,096
*   Mannatech, Inc.                                             740       5,513
    McCormick & Co., Inc. (579780107)                         3,498     250,562
#   McCormick & Co., Inc. (579780206)                        34,102   2,453,298
#   Mead Johnson Nutrition Co.                               46,616   3,780,091
*   Medifast, Inc.                                            9,751     255,476
    MGP Ingredients, Inc.                                    10,602      51,950
    Molson Coors Brewing Co. Class A                          1,162      59,843
    Molson Coors Brewing Co. Class B                         97,004   5,005,406
    Mondelez International, Inc. Class A                    517,494  16,275,186
#*  Monster Beverage Corp.                                   68,582   3,868,025
    Nash Finch Co.                                           10,100     207,555
    National Beverage Corp.                                  20,329     299,446
*   Natural Alternatives International, Inc.                  2,740      12,166
    Nature's Sunshine Products, Inc.                            200       2,926
#   Nu Skin Enterprises, Inc. Class A                        29,862   1,514,899
    Nutraceutical International Corp.                         7,868     145,322
    Oil-Dri Corp. of America                                  4,211     115,845
*   Omega Protein Corp.                                      15,144     140,991
    Orchids Paper Products Co.                                3,281      75,463
*   Overhill Farms, Inc.                                      7,801      31,204
*   Pantry, Inc. (The)                                       18,588     271,571
    PepsiCo, Inc.                                           335,773  27,691,199
    Philip Morris International, Inc.                       365,866  34,973,131
*   Pilgrim's Pride Corp.                                   135,481   1,326,359
*   Post Holdings, Inc.                                      28,831   1,262,509
*   Prestige Brands Holdings, Inc.                           45,309   1,221,078
#   Pricesmart, Inc.                                         14,418   1,286,518
    Procter & Gamble Co. (The)                              566,788  43,512,315
    Reliv International, Inc.                                 2,740       3,480
*   Revlon, Inc. Class A                                     25,449     492,438
    Reynolds American, Inc.                                  70,798   3,357,241
*   Rite Aid Corp.                                           42,192     111,809
    Rocky Mountain Chocolate Factory, Inc.                    3,966      48,465
#   Safeway, Inc.                                           190,653   4,293,506
    Sanderson Farms, Inc.                                    19,863   1,216,807
    Seaboard Corp.                                              540   1,482,829
*   Seneca Foods Corp. Class A                                7,423     241,916
*   Seneca Foods Corp. Class B                                1,493      48,418
*   Smithfield Foods, Inc.                                  124,710   3,192,576
    Snyders-Lance, Inc.                                      60,915   1,533,840
    Spartan Stores, Inc.                                     18,534     311,000
#   Spectrum Brands Holdings, Inc.                           46,430   2,600,080

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
*   Susser Holdings Corp.                                   18,301 $    973,064
#   Sysco Corp.                                            105,876    3,690,837
*   Tofutti Brands, Inc.                                       456          698
#   Tootsie Roll Industries, Inc.                           25,061      782,655
*   TreeHouse Foods, Inc.                                   31,669    2,017,632
    Tyson Foods, Inc. Class A                              185,275    4,563,323
*   United Natural Foods, Inc.                              32,699    1,632,988
    United-Guardian, Inc.                                    1,741       38,755
#   Universal Corp.                                         19,514    1,123,031
#*  USANA Health Sciences, Inc.                              9,599      541,576
#   Vector Group, Ltd.                                      55,870      911,240
    Village Super Market, Inc. Class A                       4,375      154,000
    Wal-Mart Stores, Inc.                                  499,081   38,788,575
    Walgreen Co.                                           269,786   13,357,105
    WD-40 Co.                                               10,360      558,715
    Weis Markets, Inc.                                      22,096      924,276
#   Whole Foods Market, Inc.                                55,429    4,895,489
                                                                   ------------
Total Consumer Staples                                              488,998,073
                                                                   ------------
Energy -- (9.1%)
#*  Abraxas Petroleum Corp.                                  3,201        7,170
    Adams Resources & Energy, Inc.                           3,031      150,610
    Alon USA Energy, Inc.                                   49,576      822,962
*   Alpha Natural Resources, Inc.                          194,089    1,440,140
    Anadarko Petroleum Corp.                               158,374   13,423,780
    Apache Corp.                                           106,526    7,870,141
#*  Approach Resources, Inc.                                32,109      761,625
#   Arch Coal, Inc.                                        182,324      884,271
#*  Atwood Oceanics, Inc.                                   58,655    2,877,028
    Baker Hughes, Inc.                                     129,735    5,888,672
*   Barnwell Industries, Inc.                                4,663       14,455
#*  Basic Energy Services, Inc.                             36,773      504,893
    Berry Petroleum Co. Class A                             43,064    2,063,196
#*  Bill Barrett Corp.                                      39,573      785,920
#*  BioFuel Energy Corp.                                       530        2,287
    Bolt Technology Corp.                                    7,091      113,456
*   Bonanza Creek Energy, Inc.                               5,426      186,383
#*  BPZ Resources, Inc.                                     97,710      209,099
    Bristow Group, Inc.                                     31,296    1,977,907
#*  C&J Energy Services, Inc.                               47,187      933,831
    Cabot Oil & Gas Corp.                                   94,354    6,420,790
#*  Cal Dive International, Inc.                            72,892      121,730
*   Callon Petroleum Co.                                    31,523      112,852
*   Cameron International Corp.                             50,683    3,119,539
#   CARBO Ceramics, Inc.                                    12,827      906,228
#*  Carrizo Oil & Gas, Inc.                                 33,817      819,048
*   Cheniere Energy, Inc.                                  139,133    3,962,508
#   Chesapeake Energy Corp.                                440,725    8,611,766
    Chevron Corp.                                          605,873   73,922,565
    Cimarex Energy Co.                                      55,713    4,077,077
*   Clayton Williams Energy, Inc.                            9,155      353,383
#*  Clean Energy Fuels Corp.                                54,100      713,579

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
*   Cloud Peak Energy, Inc.                                 51,882 $  1,013,774
*   Cobalt International Energy, Inc.                       39,680    1,108,659
*   Comstock Resources, Inc.                                40,228      629,970
*   Concho Resources, Inc.                                  37,138    3,198,696
    ConocoPhillips                                         368,973   22,304,418
#   CONSOL Energy, Inc.                                    146,128    4,915,746
    Contango Oil & Gas Co.                                  12,403      466,601
#*  Continental Resources, Inc.                             14,629    1,169,150
    Core Laboratories NV                                     7,918    1,146,368
*   Crimson Exploration, Inc.                               35,285      108,325
    Crosstex Energy, Inc.                                   34,800      640,668
*   Dawson Geophysical Co.                                   6,475      199,042
    Delek US Holdings, Inc.                                 40,863    1,474,746
#*  Denbury Resources, Inc.                                241,908    4,327,734
#   Devon Energy Corp.                                     106,254    5,850,345
    DHT Holdings, Inc.                                       4,917       21,143
    Diamond Offshore Drilling, Inc.                         73,031    5,046,442
*   Double Eagle Petroleum Co.                               6,980       34,691
*   Dresser-Rand Group, Inc.                                53,931    2,999,103
*   Dril-Quip, Inc.                                         28,784    2,409,509
#*  Emerald Oil, Inc.                                          258        1,659
#*  Endeavour International Corp.                           30,906       84,682
#   Energen Corp.                                           49,495    2,347,053
    Energy XXI Bermuda, Ltd.                                68,541    1,558,622
*   ENGlobal Corp.                                          13,200        5,148
    EOG Resources, Inc.                                     84,611   10,251,469
*   EPL Oil & Gas, Inc.                                     34,687    1,133,224
    EQT Corp.                                               43,472    3,265,617
*   Era Group, Inc.                                         17,775      406,159
*   Evolution Petroleum Corp.                                7,409       73,645
*   Exterran Holdings, Inc.                                 57,526    1,519,837
    Exxon Mobil Corp.                                    1,342,599  119,477,885
*   FieldPoint Petroleum Corp.                               4,233       16,720
*   FMC Technologies, Inc.                                  67,345    3,656,833
#*  FX Energy, Inc.                                         10,965       42,106
#*  Gastar Exploration, Ltd.                                 4,800       13,440
*   Geospace Technologies Corp.                              7,802      658,255
*   Gevo, Inc.                                               4,451        8,212
*   Global Geophysical Services, Inc.                       23,837       86,767
*   Green Plains Renewable Energy, Inc.                     25,928      324,359
    Gulf Island Fabrication, Inc.                           11,590      238,290
    Gulfmark Offshore, Inc. Class A                         23,252      967,748
*   Gulfport Energy Corp.                                   55,101    2,875,721
#*  Halcon Resources Corp.                                  63,794      417,213
    Halliburton Co.                                        187,656    8,026,047
*   Harvest Natural Resources, Inc.                         33,762      110,739
#*  Heckmann Corp.                                         166,626      614,850
*   Helix Energy Solutions Group, Inc.                      94,912    2,186,772
#   Helmerich & Payne, Inc.                                 69,950    4,100,469
*   Hercules Offshore, Inc.                                135,628      999,578
    Hess Corp.                                              92,749    6,694,623
*   HKN, Inc.                                                  239       21,301

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    HollyFrontier Corp.                                     137,394 $ 6,794,133
#*  Hornbeck Offshore Services, Inc.                         31,447   1,412,599
*   Houston American Energy Corp.                             5,544       1,058
*   ION Geophysical Corp.                                   107,575     671,268
#*  James River Coal Co.                                     28,866      47,629
*   Key Energy Services, Inc.                               128,668     764,288
    Kinder Morgan, Inc.                                     160,976   6,294,162
#*  Kodiak Oil & Gas Corp.                                  176,369   1,380,969
*   Kosmos Energy, Ltd.                                     105,200   1,156,148
#*  Lone Pine Resources, Inc.                                19,747      19,352
*   Lucas Energy, Inc.                                       11,754      15,163
    Lufkin Industries, Inc.                                  21,794   1,924,192
#*  Magnum Hunter Resources Corp.                           125,633     341,722
    Marathon Oil Corp.                                      214,506   7,007,911
    Marathon Petroleum Corp.                                103,139   8,081,972
*   Matrix Service Co.                                       23,715     356,436
#*  McDermott International, Inc.                           205,264   2,192,220
#*  McMoRan Exploration Co.                                 106,570   1,763,734
*   Mexco Energy Corp.                                          684       4,019
#*  Miller Energy Resources, Inc.                             1,630       6,194
*   Mitcham Industries, Inc.                                  9,853     146,317
    Murphy Oil Corp.                                        127,276   7,902,567
    Nabors Industries, Ltd.                                 225,806   3,339,671
    National Oilwell Varco, Inc.                            127,427   8,310,789
*   Natural Gas Services Group, Inc.                          9,926     200,406
#*  Newfield Exploration Co.                                 72,414   1,577,901
*   Newpark Resources, Inc.                                  75,505     792,803
    Noble Corp.                                             157,489   5,905,837
    Noble Energy, Inc.                                       55,666   6,306,401
#   Nordic American Tankers, Ltd.                            29,510     262,934
#*  Northern Oil and Gas, Inc.                               54,349     700,559
#*  Oasis Petroleum, Inc.                                    66,670   2,282,114
    Occidental Petroleum Corp.                              229,346  20,471,424
    Oceaneering International, Inc.                          51,872   3,639,858
#*  Oil States International, Inc.                           48,831   4,363,538
*   Overseas Shipholding Group, Inc.                         19,258      63,937
    Panhandle Oil and Gas, Inc. Class A                       5,005     142,542
*   Parker Drilling Co.                                     103,565     426,688
    Patterson-UTI Energy, Inc.                              130,377   2,749,651
#*  PDC Energy, Inc.                                         26,841   1,162,215
    Peabody Energy Corp.                                    171,228   3,434,834
#   Penn Virginia Corp.                                      37,306     150,343
*   PetroQuest Energy, Inc.                                  41,651     178,266
*   PHI, Inc. (69336T106)                                     2,247      61,939
*   PHI, Inc. (69336T205)                                    10,130     281,310
    Phillips 66                                             184,803  11,263,743
*   Pioneer Energy Services Corp.                            54,296     382,787
    Pioneer Natural Resources Co.                            72,692   8,885,143
*   Plains Exploration & Production Co.                      78,568   3,551,274
*   PostRock Energy Corp.                                     1,437       2,084
*   Pyramid Oil Co.                                           2,104       8,595
    QEP Resources, Inc.                                     110,091   3,160,713

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#*  Quicksilver Resources, Inc.                             102,480 $   258,250
    Range Resources Corp.                                    40,856   3,003,733
    Rentech, Inc.                                           153,569     317,888
*   REX American Resources Corp.                              7,500     140,175
#*  Rex Energy Corp.                                         47,012     755,483
#*  RigNet, Inc.                                                499      12,076
*   Rosetta Resources, Inc.                                  37,159   1,594,493
*   Rowan Cos. P.L.C. Class A                               110,331   3,589,067
#*  Royale Energy, Inc.                                         400         984
#   RPC, Inc.                                               105,241   1,393,391
#*  Sanchez Energy Corp.                                      2,262      40,965
#*  SandRidge Energy, Inc.                                  421,097   2,164,439
    Schlumberger, Ltd.                                      275,998  20,542,531
    SEACOR Holdings, Inc.                                    18,075   1,303,388
*   SemGroup Corp. Class A                                   35,463   1,838,757
    Ship Finance International, Ltd.                         74,592   1,229,276
    SM Energy Co.                                            59,094   3,604,734
*   Southwestern Energy Co.                                 141,398   5,291,113
    Spectra Energy Corp.                                    145,292   4,581,057
*   Steel Excel, Inc.                                         6,102     165,974
*   Stone Energy Corp.                                       37,285     735,633
*   Superior Energy Services, Inc.                          141,893   3,914,828
#*  Swift Energy Co.                                         31,634     409,344
*   Synergy Resources Corp.                                  37,237     251,350
    Targa Resources Corp.                                    11,223     738,024
    Teekay Corp.                                             64,141   2,283,420
*   Tesco Corp.                                              29,385     358,497
    Tesoro Corp.                                            110,623   5,907,268
*   TETRA Technologies, Inc.                                 67,420     615,545
    TGC Industries, Inc.                                     14,421     127,912
#   Tidewater, Inc.                                          43,836   2,299,198
*   Transocean, Ltd.                                        105,513   5,430,754
#*  Triangle Petroleum Corp.                                 37,922     208,192
#*  Ultra Petroleum Corp.                                   124,056   2,654,798
*   Unit Corp.                                               42,715   1,795,311
#*  Uranium Energy Corp.                                     21,851      33,869
#*  Uranium Resources, Inc.                                     685       1,384
#*  USEC, Inc.                                               68,464      21,908
*   Vaalco Energy, Inc.                                      50,169     337,136
    Valero Energy Corp.                                     318,688  12,849,500
#*  Verenium Corp.                                            2,511       5,775
#   W&T Offshore, Inc.                                       64,533     753,745
*   Warren Resources, Inc.                                   60,337     158,686
*   Weatherford International, Ltd.                         364,462   4,661,469
#   Western Refining, Inc.                                   75,948   2,347,553
*   Westmoreland Coal Co.                                     3,276      39,541
*   Whiting Petroleum Corp.                                  74,696   3,323,972
*   Willbros Group, Inc.                                     42,399     402,791
    Williams Cos., Inc. (The)                               135,241   5,156,739
#   World Fuel Services Corp.                                64,367   2,610,082
#*  WPX Energy, Inc.                                         33,573     524,746

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#*  Zion Oil & Gas, Inc.                                    16,343 $     21,082
                                                                   ------------
Total Energy                                                        630,461,242
                                                                   ------------
Financials -- (15.0%)
*   1st Constitution Bancorp                                 1,373       12,014
    1st Source Corp.                                        19,544      459,870
    1st United Bancorp Inc/Boca Raton                       22,508      149,228
    Access National Corp.                                    4,884       61,392
    ACE, Ltd.                                              103,361    9,213,600
#*  Affiliated Managers Group, Inc.                         21,536    3,352,724
#   Aflac, Inc.                                            143,209    7,796,298
*   Alexander & Baldwin, Inc.                               37,682    1,283,449
*   Alleghany Corp.                                         11,148    4,389,414
    Alliance Bancorp, Inc. of Pennsylvania                   1,546       21,010
    Allied World Assurance Co. Holdings AG                  30,710    2,788,775
    Allstate Corp. (The)                                   144,804    7,133,045
    Alterra Capital Holdings, Ltd.                          81,212    2,643,451
#*  Altisource Asset Management Corp.                          909      181,800
*   Altisource Portfolio Solutions SA                        9,093      750,536
#*  Altisource Residential Corp.                             3,031       57,589
    Ameriana Bancorp                                           456        4,286
*   American Capital, Ltd.                                 274,088    4,146,951
#   American Equity Investment Life Holding Co.             55,867      851,413
    American Express Co.                                   214,443   14,670,046
    American Financial Group, Inc.                          79,544    3,839,589
*   American Independence Corp.                              1,861       14,702
*   American International Group, Inc.                     444,345   18,404,770
    American National Bankshares, Inc.                       3,768       81,879
    American National Insurance Co.                         14,392    1,353,280
*   American River Bankshares                                2,192       17,098
*   American Safety Insurance Holdings, Ltd.                 7,877      189,678
*   American Spectrum Realty, Inc.                             642        1,573
    Ameriprise Financial, Inc.                             129,219    9,630,692
*   Ameris Bancorp                                          18,629      258,384
    AMERISAFE, Inc.                                         15,823      516,779
*   AmeriServ Financial, Inc.                                8,436       25,645
#   Amtrust Financial Services, Inc.                        59,869    1,895,453
    Aon P.L.C.                                              84,747    5,114,481
#*  Arch Capital Group, Ltd.                                89,679    4,758,368
    Argo Group International Holdings, Ltd.                 23,750      984,438
#   Arrow Financial Corp.                                   10,211      247,004
#   Arthur J Gallagher & Co.                                68,818    2,921,324
    Aspen Insurance Holdings, Ltd.                          61,963    2,366,367
*   Asset Acceptance Capital Corp.                          20,590      133,217
    Associated Banc-Corp                                   149,076    2,127,315
    Assurant, Inc.                                          69,345    3,296,661
    Assured Guaranty, Ltd.                                 172,865    3,566,205
    Asta Funding, Inc.                                       9,299       87,318
    Astoria Financial Corp.                                 84,766      812,906
    Atlantic American Corp.                                  2,737        9,744
*   Atlantic Coast Financial Corp.                             945        4,706
#*  Atlanticus Holdings Corp.                               14,132       52,288

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
     Auburn National BanCorp., Inc.                             335 $     7,437
*    AV Homes, Inc.                                           8,825     113,931
     Axis Capital Holdings, Ltd.                             78,529   3,504,749
     Baldwin & Lyons, Inc. Class A                              638      15,025
     Baldwin & Lyons, Inc. Class B                            8,934     217,096
     Bancfirst Corp.                                         12,997     543,794
*    Bancorp, Inc.                                           31,545     410,085
     BancorpSouth, Inc.                                      84,090   1,345,440
     Bank Mutual Corp.                                       38,610     200,000
     Bank of America Corp.                                3,474,950  42,776,634
     Bank of Commerce Holdings                                6,357      32,166
#    Bank of Hawaii Corp.                                    37,480   1,787,421
     Bank of Kentucky Financial Corp.                         2,404      63,033
     Bank of New York Mellon Corp. (The)                    358,884  10,127,706
     Bank of the Ozarks, Inc.                                23,612     966,439
     BankFinancial Corp.                                     14,549     114,792
     BankUnited, Inc.                                        86,806   2,200,532
     Banner Corp.                                            16,956     553,953
     Bar Harbor Bankshares                                    2,309      83,124
     BB&T Corp.                                             210,427   6,474,839
     BBCN Bancorp, Inc.                                      70,044     902,167
*    BBX Capital Corp. Class A                                1,011      12,132
     BCB Bancorp, Inc.                                        4,090      41,636
*    BCSB Bancorp, Inc.                                         711      11,842
*    Beneficial Mutual Bancorp, Inc.                         63,935     546,644
     Berkshire Bancorp, Inc.                                  1,000       8,630
*    Berkshire Hathaway, Inc. Class B                       387,167  41,163,595
     Berkshire Hills Bancorp, Inc.                           21,498     555,938
#    BGC Partners, Inc. Class A                              22,727     129,998
     BlackRock, Inc.                                         42,428  11,307,062
*    BofI Holding, Inc.                                      10,917     445,195
     BOK Financial Corp.                                     54,424   3,400,956
     Boston Private Financial Holdings, Inc.                 69,845     673,306
     Bridge Bancorp, Inc.                                     2,089      42,177
*    Bridge Capital Holdings                                  4,396      64,094
     Brookline Bancorp, Inc.                                 62,194     522,430
     Brown & Brown, Inc.                                    124,809   3,867,831
*    Brunswick Bancorp                                           40         210
     Bryn Mawr Bank Corp.                                    11,404     264,915
     C&F Financial Corp.                                        721      28,984
     Calamos Asset Management, Inc. Class A                  16,425     186,424
     California First National Bancorp                        2,970      47,282
*    Camco Financial Corp.                                      900       3,213
     Camden National Corp.                                    5,976     199,539
     Cape Bancorp, Inc.                                       4,558      41,068
*    Capital Bank Financial Corp. Class A                     1,269      22,677
#*   Capital City Bank Group, Inc.                           11,641     145,513
     Capital One Financial Corp.                            166,558   9,623,721
(o)  Capital Properties, Inc.                                   540         540
     Capital Properties, Inc. Class A                           300       2,475
(o)  Capital Properties, Inc. Class B                           300          --
     Capital Southwest Corp.                                  2,165     254,799

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    CapitalSource, Inc.                                     222,501 $ 1,991,384
    Capitol Federal Financial, Inc.                         134,223   1,589,200
    Cardinal Financial Corp.                                 26,363     402,036
*   Carolina Bank Holdings, Inc.                                900      10,323
#   Cash America International, Inc.                         26,330   1,148,778
    Cathay General Bancorp                                   69,928   1,378,281
    CBOE Holdings, Inc.                                      34,492   1,294,485
#*  CBRE Group, Inc. Class A                                 88,002   2,131,408
    Center Bancorp, Inc.                                     12,199     142,118
    Centerstate Banks, Inc.                                  22,455     186,826
#*  Central Pacific Financial Corp.                           7,858     132,329
    Century Bancorp, Inc. Class A                             1,596      54,232
    CFS Bancorp, Inc.                                         1,100      10,153
#   Charles Schwab Corp. (The)                              187,279   3,176,252
    Charter Financial Corp.                                   1,777      18,072
    Chemical Financial Corp.                                 22,571     559,761
    Chicopee Bancorp, Inc.                                    3,096      53,437
    Chubb Corp. (The)                                        83,032   7,312,628
#   Cincinnati Financial Corp.                              104,090   5,091,042
*   CIT Group, Inc.                                         132,063   5,613,998
    Citigroup, Inc.                                         973,938  45,443,947
    Citizens Community Bancorp, Inc.                          1,650      11,765
    Citizens Holding Co.                                        772      15,208
*   Citizens, Inc.                                           39,312     257,100
    City Holding Co.                                         13,453     513,636
#   City National Corp.                                      48,008   2,747,498
    CKX Lands, Inc.                                             743       9,822
    Clifton Savings Bancorp, Inc.                            17,642     211,880
    CME Group, Inc.                                          94,061   5,724,552
    CNA Financial Corp.                                     132,635   4,471,126
    CNB Financial Corp.                                       8,185     132,515
    CNO Financial Group, Inc.                               184,317   2,086,468
    CoBiz Financial, Inc.                                    32,215     275,760
    Codorus Valley Bancorp, Inc.                              1,599      26,320
#   Cohen & Steers, Inc.                                     15,317     605,175
*   Colonial Financial Services, Inc.                         1,300      17,563
*   Colony Bankcorp, Inc.                                     1,337       8,035
    Columbia Banking System, Inc.                            35,273     757,311
#   Comerica, Inc.                                          121,907   4,419,129
#   Commerce Bancshares, Inc.                                80,965   3,247,506
    Commercial National Financial Corp.                         847      19,481
#   Community Bank System, Inc.                              34,869     998,648
#*  Community Bankers Trust Corp.                             5,562      18,410
    Community Trust Bancorp, Inc.                            13,070     452,483
*   Community West Bancshares                                 1,844       8,759
    Consolidated-Tomoka Land Co.                              4,295     159,817
*   Consumer Portfolio Services, Inc.                         5,238      48,294
    Corrections Corp. of America                             78,836   2,853,863
*   Cowen Group, Inc. Class A                                90,259     231,063
    Crawford & Co. Class A                                   18,114      95,642
    Crawford & Co. Class B                                   18,031     136,855
*   Credit Acceptance Corp.                                  16,736   1,679,123

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   Crescent Financial Bancshares, Inc.                       3,241 $   13,385
#   Cullen/Frost Bankers, Inc.                               54,848  3,313,368
    CVB Financial Corp.                                      86,946    945,103
#*  DFC Global Corp.                                         36,564    493,614
#   Diamond Hill Investment Group, Inc.                       1,077     81,297
    Dime Community Bancshares, Inc.                          31,149    444,496
    Discover Financial Services                             146,679  6,415,739
    Donegal Group, Inc. Class A                              17,539    256,771
    Donegal Group, Inc. Class B                               2,147     53,868
*   Doral Financial Corp.                                     3,982      2,999
*   E*TRADE Financial Corp.                                 255,269  2,626,718
    Eagle Bancorp Montana, Inc.                                 566      6,090
    East West Bancorp, Inc.                                 125,215  3,046,481
    Eastern Insurance Holdings, Inc.                          4,882     90,952
*   Eastern Virginia Bankshares, Inc.                           721      4,355
#   Eaton Vance Corp.                                        44,891  1,790,253
#*  eHealth, Inc.                                            14,039    293,977
    EMC Insurance Group, Inc.                                 9,745    275,101
    Employers Holdings, Inc.                                 27,251    617,235
#*  Encore Capital Group, Inc.                               21,700    618,233
    Endurance Specialty Holdings, Ltd.                       37,540  1,838,334
*   Enstar Group, Ltd.                                       12,199  1,550,371
    Enterprise Bancorp, Inc.                                  3,680     59,322
    Enterprise Financial Services Corp.                      13,614    195,769
    Erie Indemnity Co. Class A                               32,721  2,603,610
    ESB Financial Corp.                                       7,409    103,726
    ESSA Bancorp, Inc.                                        8,794     94,711
    Evans Bancorp, Inc.                                       1,219     21,723
    Evercore Partners, Inc. Class A                          22,536    850,734
    Everest Re Group, Ltd.                                   39,678  5,356,133
*   Ezcorp, Inc. Class A                                     44,343    749,397
*   Farmers Capital Bank Corp.                                1,933     35,761
    FBL Financial Group, Inc. Class A                        22,739    893,870
    Federal Agricultural Mortgage Corp. Class A                 773     19,943
    Federal Agricultural Mortgage Corp. Class C               7,240    230,087
#   Federated Investors, Inc. Class B                        74,161  1,702,737
    Federated National Holding Co.                            3,388     24,461
#   Fidelity National Financial, Inc. Class A               167,401  4,494,717
*   Fidelity Southern Corp.                                   6,281     74,680
    Fifth Third Bancorp                                     549,871  9,364,303
    Financial Institutions, Inc.                             11,282    215,825
*   First Acceptance Corp.                                    9,100     11,193
    First American Financial Corp.                           95,398  2,553,804
#*  First BanCorp                                             3,406     20,129
    First Bancorp                                            13,598    176,910
    First Bancorp of Indiana, Inc.                               96      1,223
    First Bancorp, Inc.                                       5,920    101,173
*   First Bancshares, Inc. (318687100)                          200      1,700
    First Bancshares, Inc. (318916103)                          237      2,816
    First Busey Corp.                                        74,053    318,428
    First Business Financial Services, Inc.                   1,081     29,749
*   First California Financial Group, Inc.                   18,806    151,764

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   First Cash Financial Services, Inc.                      20,504 $ 1,055,341
    First Citizens BancShares, Inc. Class A                   5,907   1,101,183
    First Commonwealth Financial Corp.                       89,255     638,173
    First Community Bancshares, Inc.                         13,413     208,036
    First Defiance Financial Corp.                            7,499     169,777
*   First Federal Bancshares of Arkansas, Inc.                2,243      21,735
*   First Federal of Northern Michigan Bancorp, Inc.            200         866
#   First Financial Bancorp                                  48,852     750,855
#   First Financial Bankshares, Inc.                         21,031   1,039,142
    First Financial Corp.                                    11,004     339,914
    First Financial Holdings, Inc.                           13,184     264,207
*   First Financial Northwest, Inc.                          12,837     103,980
*   First Financial Service Corp.                               917       2,577
#   First Horizon National Corp.                            217,079   2,257,622
    First Interstate Bancsystem, Inc.                        13,033     264,831
    First M&F Corp.                                           3,188      45,907
*   First Marblehead Corp. (The)                             58,899      72,446
    First Merchants Corp.                                    23,883     387,621
    First Midwest Bancorp, Inc.                              64,723     812,274
#   First Niagara Financial Group, Inc.                     313,157   2,978,123
    First Pactrust Bancorp, Inc.                              7,458      84,723
*   First Place Financial Corp.                               9,209          27
    First Republic Bank                                      87,803   3,334,758
*   First South Bancorp, Inc.                                 4,572      30,084
*   First United Corp.                                        1,938      16,395
    First West Virginia Bancorp                                 266       4,473
    Firstbank Corp.                                           1,646      20,904
*   Firstcity Financial Corp.                                 5,310      52,410
    FirstMerit Corp.                                         97,078   1,662,939
#*  Flagstar Bancorp, Inc.                                   39,766     493,496
    Flushing Financial Corp.                                 27,041     410,482
    FNB Corp.                                               124,079   1,413,260
*   FNB United Corp.                                              1           8
*   Forest City Enterprises, Inc. Class A                   142,873   2,667,439
#*  Forest City Enterprises, Inc. Class B                     4,615      86,001
*   Forestar Group, Inc.                                     30,583     658,758
    Fox Chase Bancorp, Inc.                                  11,006     186,111
    Franklin Resources, Inc.                                 38,219   5,910,951
    Fulton Financial Corp.                                  176,624   1,953,461
    FXCM, Inc. Class A                                        6,465      87,601
    GAINSCO, Inc.                                               513       4,481
    GAMCO Investors, Inc. Class A                             4,250     223,125
*   Genworth Financial, Inc. Class A                        424,610   4,258,838
    Geo Group, Inc. (The)                                    53,458   2,002,002
    German American Bancorp, Inc.                             9,689     206,569
    GFI Group, Inc.                                          91,446     366,698
#   Glacier Bancorp, Inc.                                    63,999   1,180,782
*   Gleacher & Co., Inc.                                     13,000       8,940
*   Global Indemnity P.L.C.                                  13,609     303,345
    Goldman Sachs Group, Inc. (The)                         142,009  20,743,255
    Great Southern Bancorp, Inc.                             11,010     290,334
#*  Green Dot Corp. Class A                                  23,554     370,033

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#   Greenhill & Co., Inc.                                    18,390 $  849,434
#*  Greenlight Capital Re, Ltd. Class A                      25,206    620,320
*   Guaranty Bancorp                                          7,402     15,692
*   Guaranty Federal Bancshares, Inc.                           909      9,172
*   Hallmark Financial Services, Inc.                        13,444    121,668
    Hampden Bancorp, Inc.                                       818     12,597
#   Hancock Holding Co.                                      73,856  2,014,053
*   Hanmi Financial Corp.                                    27,712    427,596
    Hanover Insurance Group, Inc. (The)                      39,551  1,994,557
    Harleysville Savings Financial Corp.                      1,916     37,362
*   Harris & Harris Group, Inc.                              21,080     69,564
#   Hartford Financial Services Group, Inc.                 282,890  7,946,380
    Hawthorn Bancshares, Inc.                                 1,181     13,830
    HCC Insurance Holdings, Inc.                             89,899  3,829,697
    Heartland Financial USA, Inc.                            13,592    345,373
*   Heritage Commerce Corp.                                  18,624    122,360
    Heritage Financial Corp.                                 12,619    176,035
    Heritage Financial Group, Inc.                            4,012     59,337
    HF Financial Corp.                                        1,948     26,298
    HFF, Inc. Class A                                        24,226    507,535
*   Hilltop Holdings, Inc.                                   50,031    669,915
    Hingham Institution for Savings                             458     31,149
#*  HMN Financial, Inc.                                         989      7,328
*   Home Bancorp, Inc.                                        4,739     85,776
    Home BancShares, Inc.                                    24,370    967,976
    Home Federal Bancorp, Inc.                               11,618    141,507
#   Homeowners Choice, Inc.                                   6,791    180,233
    HopFed Bancorp, Inc.                                      1,211     13,212
    Horace Mann Educators Corp.                              32,617    735,513
    Horizon Bancorp                                           1,500     28,950
*   Howard Hughes Corp. (The)                                34,867  3,290,747
    Hudson City Bancorp, Inc.                               416,419  3,460,442
    Hudson Valley Holding Corp.                              12,778    196,526
#   Huntington Bancshares, Inc.                             541,261  3,880,841
    Iberiabank Corp.                                         25,860  1,179,733
*   ICG Group, Inc.                                          32,914    390,689
    Independence Holding Co.                                  8,496     89,208
#   Independent Bank Corp. (453836108)                       18,488    573,868
*   Independent Bank Corp. (453838609)                        3,800     26,866
    Infinity Property & Casualty Corp.                        7,832    444,388
    Interactive Brokers Group, Inc. Class A                  41,784    629,267
#*  IntercontinentalExchange, Inc.                           28,894  4,707,699
*   InterGroup Corp. (The)                                      200      4,500
    International Bancshares Corp.                           58,526  1,135,404
*   Intervest Bancshares Corp. Class A                       15,492     91,093
*   INTL. FCStone, Inc.                                      13,891    237,814
    Invesco, Ltd.                                           290,869  9,232,182
*   Investment Technology Group, Inc.                        26,174    285,035
    Investors Bancorp, Inc.                                  92,476  1,831,025
*   Investors Capital Holdings, Ltd.                          1,399      5,428
    Investors Title Co.                                       1,022     70,876
    Janus Capital Group, Inc.                               162,752  1,451,748

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*   Jefferson Bancshares, Inc.                                1,271 $     6,978
    JMP Group, Inc.                                          15,902     102,727
    Jones Lang LaSalle, Inc.                                 36,633   3,627,400
    JPMorgan Chase & Co.                                  1,229,045  60,235,495
    Kearny Financial Corp.                                   44,060     433,991
    Kemper Corp.                                             51,238   1,632,443
    Kennedy-Wilson Holdings, Inc.                            43,697     726,681
    Kentucky First Federal Bancorp                              936       7,441
    KeyCorp                                                 607,015   6,051,940
*   Knight Capital Group, Inc. Class A                       76,893     272,201
    Lake Shore Bancorp, Inc.                                    125       1,453
    Lakeland Bancorp, Inc.                                   24,751     236,620
    Lakeland Financial Corp.                                 13,606     364,641
    Landmark Bancorp Inc/Manhattan                            1,140      23,723
    Lazard, Ltd. Class A                                     75,833   2,570,739
#   Legg Mason, Inc.                                        114,930   3,661,670
    Leucadia National Corp.                                 284,343   8,783,355
    Life Partners Holdings, Inc.                              7,528      25,068
#   Lincoln National Corp.                                  179,239   6,095,918
    LNB Bancorp, Inc.                                         6,277      53,041
    Loews Corp.                                              94,386   4,216,223
*   Louisiana Bancorp Inc/Metaire                             2,100      34,608
#   LPL Financial Holdings, Inc.                             49,429   1,708,266
    LSB Financial Corp.                                         259       5,439
#   M&T Bank Corp.                                           86,232   8,640,446
#*  Macatawa Bank Corp.                                      19,394     108,606
*   Magyar Bancorp, Inc.                                        211       1,099
    Maiden Holdings, Ltd.                                    58,877     608,199
    MainSource Financial Group, Inc.                         15,803     200,224
*   Malvern Bancorp, Inc.                                       134       1,556
#*  Markel Corp.                                              7,234   3,879,233
    MarketAxess Holdings, Inc.                               24,306   1,028,630
    Marlin Business Services Corp.                            9,968     241,525
    Marsh & McLennan Cos., Inc.                              98,542   3,745,581
*   Maui Land & Pineapple Co., Inc.                           2,542      10,753
    Mayflower Bancorp, Inc.                                     100       1,027
    MB Financial, Inc.                                       48,170   1,192,689
*   MBIA, Inc.                                              159,866   1,512,332
*   MBT Financial Corp.                                       3,911      15,800
    MCG Capital Corp.                                        58,376     300,053
#   McGraw-Hill Cos., Inc. (The)                             51,406   2,781,579
    Meadowbrook Insurance Group, Inc.                        35,445     275,762
    Medallion Financial Corp.                                18,292     273,282
    Mercantile Bank Corp.                                     6,156     102,867
    Merchants Bancshares, Inc.                                4,638     140,717
    Mercury General Corp.                                    47,914   2,190,149
*   Meridian Interstate Bancorp, Inc.                        15,377     281,245
    Meta Financial Group, Inc.                                1,310      34,820
    MetLife, Inc.                                           293,711  11,451,792
*   Metro Bancorp, Inc.                                      10,574     187,689
*   MetroCorp Bancshares, Inc.                                4,229      42,501
*   MGIC Investment Corp.                                   152,142     821,567

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    MicroFinancial, Inc.                                      7,011 $    56,719
    Mid Penn Bancorp, Inc.                                      497       5,263
    MidSouth Bancorp, Inc.                                    5,731      90,034
    MidWestOne Financial Group, Inc.                          3,102      74,138
    Montpelier Re Holdings, Ltd.                             46,585   1,200,030
#   Moody's Corp.                                            65,054   3,958,536
    Morgan Stanley                                          456,038  10,101,242
    MSB Financial Corp.                                         339       2,448
#*  MSCI, Inc.                                               43,759   1,492,182
    MutualFirst Financial, Inc.                               2,798      44,964
    NASDAQ OMX Group, Inc. (The)                            136,287   4,017,741
*   National Financial Partners Corp.                        34,656     878,183
    National Interstate Corp.                                14,197     412,423
    National Penn Bancshares, Inc.                          129,202   1,264,888
    National Security Group, Inc.                               312       2,529
#   National Western Life Insurance Co. Class A               1,427     260,599
    Naugatuck Valley Financial Corp.                            610       4,508
*   Navigators Group, Inc. (The)                             11,699     677,138
    NBT Bancorp, Inc.                                        35,558     720,050
    Nelnet, Inc. Class A                                     30,988   1,053,592
*   Netspend Holdings, Inc.                                  41,192     657,424
*   New Century Bancorp, Inc.                                   300       1,920
    New Hampshire Thrift Bancshares, Inc.                     3,306      42,581
#   New York Community Bancorp, Inc.                        275,745   3,736,345
*   NewBridge Bancorp                                         8,957      52,757
*   Newport Bancorp, Inc.                                     1,429      24,407
*   NewStar Financial, Inc.                                  38,956     465,524
    Nicholas Financial, Inc.                                  4,022      58,802
*   North Valley Bancorp                                        252       4,433
    Northeast Bancorp                                            59         559
    Northeast Community Bancorp, Inc.                         3,456      20,632
#   Northern Trust Corp.                                    159,939   8,623,911
    Northfield Bancorp, Inc.                                 51,003     599,795
    Northrim BanCorp, Inc.                                    3,902      84,986
    Northwest Bancshares, Inc.                               84,721   1,037,832
    Norwood Financial Corp.                                     901      27,931
    NYSE Euronext                                           152,034   5,900,440
    Ocean Shore Holding Co.                                   3,964      59,301
    OceanFirst Financial Corp.                               14,895     211,658
*   Ocwen Financial Corp.                                   106,268   3,887,283
    OFG Bancorp                                              40,286     647,396
    Ohio Valley Banc Corp.                                    1,110      21,490
    Old National Bancorp                                     88,803   1,081,621
    Old Republic International Corp.                        230,956   3,117,906
*   Old Second Bancorp, Inc.                                  4,388      20,185
*   OmniAmerican Bancorp, Inc.                                9,890     246,261
    OneBeacon Insurance Group, Ltd. Class A                  20,956     284,792
    Oppenheimer Holdings, Inc. Class A                        8,464     156,584
    Oritani Financial Corp.                                  40,062     619,759
    Pacific Continental Corp.                                13,590     151,936
*   Pacific Mercantile Bancorp                                7,453      44,718
*   Pacific Premier Bancorp, Inc.                             2,700      32,805

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    PacWest Bancorp                                          30,973 $   858,881
#   Park National Corp.                                      12,868     879,914
*   Park Sterling Corp.                                      20,322     116,445
    PartnerRe, Ltd.                                          38,407   3,623,316
*   Patriot National Bancorp, Inc.                              500         740
    Peapack Gladstone Financial Corp.                         5,258      76,662
    Penns Woods Bancorp, Inc.                                 3,034     124,151
#   People's United Financial, Inc.                         301,994   3,974,241
    Peoples Bancorp of North Carolina, Inc.                   2,042      23,953
    Peoples Bancorp, Inc.                                     8,479     172,802
    Peoples Bancorp/Auburn                                      470       9,694
#*  PHH Corp.                                                46,987     990,486
*   Phoenix Cos., Inc. (The)                                  3,363      97,897
*   PICO Holdings, Inc.                                      19,599     425,298
*   Pinnacle Financial Partners, Inc.                        30,847     748,657
*   Piper Jaffray Cos.                                       12,428     419,569
    Platinum Underwriters Holdings, Ltd.                     28,882   1,639,054
    PNC Financial Services Group, Inc. (The)                165,251  11,217,238
*   Popular, Inc.                                            91,824   2,616,066
*   Porter Bancorp, Inc.                                      3,389       3,016
*   Portfolio Recovery Associates, Inc.                      13,469   1,653,320
*   Preferred Bank                                            1,261      20,807
    Premier Financial Bancorp, Inc.                           2,911      35,514
    Primerica, Inc.                                          51,062   1,734,066
*   Primus Guaranty, Ltd.                                    16,378     167,875
#   Principal Financial Group, Inc.                         193,147   6,972,607
    PrivateBancorp, Inc.                                     66,582   1,277,043
    ProAssurance Corp.                                       54,650   2,677,304
    Progressive Corp. (The)                                 127,181   3,216,407
#   Prosperity Bancshares, Inc.                              50,664   2,327,504
    Protective Life Corp.                                    69,668   2,651,564
    Provident Financial Holdings, Inc.                        6,264     101,477
    Provident Financial Services, Inc.                       49,741     762,530
    Provident New York Bancorp                               29,856     269,898
*   Prudential Bancorp, Inc. of Pennsylvania                  3,011      25,774
    Prudential Financial, Inc.                              137,807   8,326,299
*   PSB Holdings, Inc.                                        1,100       6,413
    Pulaski Financial Corp.                                   7,180      75,749
    Pzena Investment Management, Inc. Class A                 2,370      15,026
    QC Holdings, Inc.                                         8,157      24,797
    QCR Holdings, Inc.                                        1,185      18,924
#   Radian Group, Inc.                                      100,718   1,203,580
#   Raymond James Financial, Inc.                            92,735   3,841,084
    Regions Financial Corp.                                 938,830   7,970,667
    Reinsurance Group of America, Inc.                       65,933   4,124,109
#   RenaissanceRe Holdings, Ltd.                             41,829   3,927,325
    Renasant Corp.                                           21,818     497,887
    Republic Bancorp, Inc. Class A                           14,893     330,625
*   Republic First Bancorp, Inc.                             14,828      40,184
    Resource America, Inc. Class A                           13,106     120,837
*   Riverview Bancorp, Inc.                                   9,533      23,356
    RLI Corp.                                                18,893   1,357,462

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CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
     Rockville Financial, Inc.                                23,774 $  309,062
     Roma Financial Corp.                                     16,685    283,979
*    Royal Bancshares of Pennsylvania, Inc. Class A            2,453      3,312
     Ryman Hospitality Properties                             38,400  1,707,264
     S&T Bancorp, Inc.                                        25,672    484,431
*    Safeguard Scientifics, Inc.                              17,504    282,515
     Safety Insurance Group, Inc.                             13,085    649,932
     Salisbury Bancorp, Inc.                                     543     14,525
     Sandy Spring Bancorp, Inc.                               20,184    413,368
     SB Financial Group, Inc.                                  1,124      9,779
     SCBT Financial Corp.                                     12,708    607,061
*    Seacoast Banking Corp. of Florida                         6,793     14,537
#*   Security National Financial Corp. Class A                   857      6,796
     SEI Investments Co.                                     113,730  3,259,502
     Selective Insurance Group, Inc.                          47,400  1,110,582
*    Shore Bancshares, Inc.                                    3,114     21,798
     SI Financial Group, Inc.                                  5,540     64,264
*    Siebert Financial Corp.                                   3,562      5,111
     Sierra Bancorp                                            9,027    116,629
#*   Signature Bank                                           32,630  2,336,634
     Simmons First National Corp. Class A                     14,165    347,326
     Simplicity Bancorp, Inc.                                  6,143     92,145
     SLM Corp.                                               294,928  6,090,263
     Somerset Hills Bancorp                                    1,508     17,176
*    South Street Financial Corp.                                300      1,566
*    Southcoast Financial Corp.                                2,319     11,711
(o)  Southern Community Financial                              5,725      1,260
*    Southern Connecticut Bancorp, Inc.                          400      1,480
*    Southern First Bancshares, Inc.                           1,052     11,414
     Southern Missouri Bancorp, Inc.                             557     14,201
     Southern National Bancorp of Virginia, Inc.                 302      3,041
#    Southside Bancshares, Inc.                               16,080    343,784
*    Southwest Bancorp, Inc.                                  15,250    201,605
     Southwest Georgia Financial Corp.                           863      8,328
#*   St Joe Co. (The)                                         66,355  1,298,567
     StanCorp Financial Group, Inc.                           37,708  1,628,231
     State Auto Financial Corp.                               29,959    520,687
     State Street Corp.                                      140,347  8,206,089
     StellarOne Corp.                                         17,696    265,263
     Sterling Bancorp                                         25,653    289,366
     Stewart Information Services Corp.                       15,271    413,386
*    Stifel Financial Corp.                                   55,922  1,801,807
*    Stratus Properties, Inc.                                  2,912     44,961
#*   Suffolk Bancorp                                           6,739    105,398
     Summit State Bank                                         1,967     17,015
*    Sun Bancorp, Inc.                                        26,691     85,945
     SunTrust Banks, Inc.                                    310,288  9,075,924
     Susquehanna Bancshares, Inc.                            166,150  1,938,971
*    Sussex Bancorp                                              332      2,138
#*   SVB Financial Group                                      39,738  2,825,769
*    SWS Group, Inc.                                          12,800     72,832
     SY Bancorp, Inc.                                         11,300    259,448

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Symetra Financial Corp.                                 102,719 $ 1,400,060
    Synovus Financial Corp.                                 703,061   1,891,234
    T Rowe Price Group, Inc.                                 49,044   3,555,690
*   Taylor Capital Group, Inc.                               23,708     347,322
#   TCF Financial Corp.                                     145,726   2,120,313
#   TD Ameritrade Holding Corp.                             165,550   3,296,101
    Teche Holding Co.                                           824      33,949
*   Tejon Ranch Co.                                          13,673     398,978
    Territorial Bancorp, Inc.                                 9,185     214,745
    Teton Advisors, Inc. Class A                                 29         596
*   Texas Capital Bancshares, Inc.                           27,684   1,153,315
    TF Financial Corp.                                        1,494      37,425
*   TFS Financial Corp.                                     185,084   2,011,863
    Thomas Properties Group, Inc.                            39,595     201,539
    Timberland Bancorp, Inc.                                  1,600      13,200
    Tompkins Financial Corp.                                 11,822     494,160
    Torchmark Corp.                                          60,221   3,737,917
    Tower Financial Corp.                                       578       8,017
    Tower Group International, Ltd.                          37,572     710,862
#   TowneBank                                                25,090     359,038
    Travelers Cos., Inc. (The)                              118,337  10,107,163
    Tree.com, Inc.                                            7,106     145,460
    Trico Bancshares                                         12,786     223,371
    TrustCo Bank Corp.                                       79,487     426,050
    Trustmark Corp.                                          59,579   1,462,664
    U.S. Bancorp                                            564,831  18,797,576
    UMB Financial Corp.                                      36,539   1,839,373
    Umpqua Holdings Corp.                                    99,127   1,189,524
    Unico American Corp.                                        100       1,383
#   Union Bankshares Inc/Morrisville                            863      18,373
    Union First Market Bankshares Corp.                      19,891     376,139
    United Bancshares, Inc.                                   1,036      12,173
#   United Bankshares, Inc.                                  43,758   1,107,515
    United Community Bancorp                                     99         990
*   United Community Banks, Inc.                             39,433     431,791
*   United Community Financial Corp.                          6,332      26,214
    United Financial Bancorp, Inc.                           14,547     215,441
    United Fire Group, Inc.                                  21,736     607,739
*   United Security Bancshares                                4,406      18,107
*   Unity Bancorp, Inc.                                       3,873      27,614
    Universal Insurance Holdings, Inc.                       34,078     203,786
    Univest Corp. of Pennsylvania                            13,428     235,393
    Unum Group                                              176,234   4,915,166
    Validus Holdings, Ltd.                                   97,041   3,746,753
#   Valley National Bancorp                                 174,413   1,567,973
    ViewPoint Financial Group, Inc.                          35,111     653,767
*   Virginia Commerce Bancorp, Inc.                          24,016     322,775
*   Virtus Investment Partners, Inc.                          2,925     558,675
    VSB Bancorp, Inc.                                           169       1,695
    Waddell & Reed Financial, Inc. Class A                   54,407   2,332,428
*   Walker & Dunlop, Inc.                                     9,634     171,582
    Washington Banking Co.                                   12,496     172,445

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CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Financials -- (Continued)
    Washington Federal, Inc.                              94,561 $    1,623,612
    Washington Trust Bancorp, Inc.                        13,785        368,749
*   Waterstone Financial, Inc.                            11,972         95,656
    Wayne Savings Bancshares, Inc.                           955          9,521
    Webster Financial Corp.                               79,807      1,865,090
    Wells Fargo & Co.                                  1,607,133     61,038,911
    WesBanco, Inc.                                        22,603        565,753
    West BanCorp., Inc.                                   12,598        135,806
#   Westamerica BanCorp.                                  18,080        784,491
*   Western Alliance Bancorp                              76,874      1,130,817
    Westfield Financial, Inc.                             20,512        154,455
    Westwood Holdings Group, Inc.                          4,374        191,144
#   Willis Group Holdings P.L.C.                          46,883      1,860,317
*   Wilshire Bancorp, Inc.                                60,937        389,387
    Wintrust Financial Corp.                              32,198      1,154,620
#*  World Acceptance Corp.                                 9,067        805,694
    WR Berkley Corp.                                      87,259      3,788,786
*   WSB Holdings, Inc.                                     1,227          8,037
    WSFS Financial Corp.                                   1,551         75,906
    WVS Financial Corp.                                      803          9,636
    XL Group P.L.C.                                      194,617      6,060,373
#*  Yadkin Valley Financial Corp.                          6,576         26,370
#   Zions BanCorp.                                       164,286      4,044,721
*   ZipRealty, Inc.                                       11,687         38,216
                                                                 --------------
Total Financials                                                  1,041,612,397
                                                                 --------------
Health Care -- (9.7%)
#   Abaxis, Inc.                                           7,459        318,425
    Abbott Laboratories                                  346,657     12,798,576
    AbbVie, Inc.                                         326,296     15,025,931
#*  ABIOMED, Inc.                                          3,762         69,484
#*  Acadia Healthcare Co., Inc.                            1,667         52,594
#*  Accuray, Inc.                                         47,447        208,767
*   Acorda Therapeutics, Inc.                             26,445      1,046,429
*   Actavis, Inc.                                         72,376      7,652,314
*   Adcare Health Systems, Inc.                            2,984         17,307
*   Addus HomeCare Corp.                                   5,930         70,211
    Aetna, Inc.                                          101,707      5,842,050
#*  Affymax, Inc.                                         23,828         21,448
#*  Affymetrix, Inc.                                      57,066        207,720
    Agilent Technologies, Inc.                            58,614      2,428,964
    Air Methods Corp.                                     27,600      1,009,884
#*  Akorn, Inc.                                            9,885        148,769
*   Albany Molecular Research, Inc.                       23,579        281,297
*   Alere, Inc.                                           70,368      1,807,050
*   Alexion Pharmaceuticals, Inc.                         39,749      3,895,402
#*  Align Technology, Inc.                                53,254      1,763,772
#*  Alkermes P.L.C.                                       95,006      2,908,134
    Allergan, Inc.                                        64,327      7,304,331
*   Alliance HealthCare Services, Inc.                     5,221         66,568
*   Allied Healthcare Products                             1,583          4,258
*   Allscripts Healthcare Solutions, Inc.                153,196      2,120,233

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#   Almost Family, Inc.                                       7,302 $   144,141
*   Alnylam Pharmaceuticals, Inc.                            21,190     507,500
*   Alphatec Holdings, Inc.                                  40,201      75,980
*   AMAG Pharmaceuticals, Inc.                               13,289     293,022
*   Amedisys, Inc.                                           25,131     252,315
*   American Shared Hospital Services                           797       1,311
#   AmerisourceBergen Corp.                                  68,769   3,721,778
    Amgen, Inc.                                             198,736  20,710,279
*   AMN Healthcare Services, Inc.                            32,360     444,303
*   Amsurg Corp.                                             27,907     936,559
    Analogic Corp.                                            9,696     770,638
*   AngioDynamics, Inc.                                      21,505     217,846
*   Anika Therapeutics, Inc.                                 10,932     145,942
#*  Ariad Pharmaceuticals, Inc.                              65,500   1,170,485
#*  Arqule, Inc.                                             11,499      33,922
*   Arrhythmia Research Technology, Inc.                      1,150       2,909
*   ArthroCare Corp.                                         18,349     635,793
#   Assisted Living Concepts, Inc. Class A                   14,914     177,775
*   Astex Pharmaceuticals                                    75,234     517,610
#*  athenahealth, Inc.                                       11,086   1,067,138
*   AtriCure, Inc.                                            2,500      20,850
    Atrion Corp.                                              1,243     249,085
#*  Authentidate Holding Corp.                                  326         411
#*  AVEO Pharmaceuticals, Inc.                                1,372       7,011
    Baxter International, Inc.                              114,648   8,010,456
#   Becton Dickinson and Co.                                 39,075   3,684,772
*   Bio-Rad Laboratories, Inc. Class A                       20,757   2,485,651
#*  Bio-Rad Laboratories, Inc. Class B                        1,562     186,167
#*  Bio-Reference Labs, Inc.                                 19,000     484,500
*   Bioanalytical Systems, Inc.                                 400         590
#*  BioCryst Pharmaceuticals, Inc.                            9,125      18,341
*   Biogen Idec, Inc.                                        45,447   9,949,712
*   BioMarin Pharmaceutical, Inc.                            69,676   4,570,746
*   BioScrip, Inc.                                           47,752     661,843
*   Biospecifics Technologies Corp.                             900      14,283
    Biota Pharmaceuticals, Inc.                               1,866       7,856
*   Boston Scientific Corp.                                 909,422   6,811,571
*   Bovie Medical Corp.                                       7,222      23,471
    Bristol-Myers Squibb Co.                                354,353  14,074,901
#*  Brookdale Senior Living, Inc.                            94,587   2,439,399
*   Bruker Corp.                                            118,835   2,111,698
*   Cambrex Corp.                                            22,242     277,803
    Cantel Medical Corp.                                     18,132     573,152
*   Capital Senior Living Corp.                              21,903     531,367
*   Cardica, Inc.                                             1,700       2,210
    Cardinal Health, Inc.                                    91,267   4,035,827
*   CardioNet, Inc.                                          14,724      42,847
*   CareFusion Corp.                                        145,804   4,875,686
*   CAS Medical Systems, Inc.                                 2,100       4,158
#*  Catamaran Corp.                                          39,926   2,304,928
*   Celgene Corp.                                            90,433  10,677,424
*   Celldex Therapeutics, Inc.                               36,352     474,394

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#*  Celsion Corp.                                             3,000 $     2,508
*   Centene Corp.                                            35,078   1,620,604
#*  Cepheid, Inc.                                            19,561     745,861
#*  Cerner Corp.                                             40,954   3,963,119
*   Charles River Laboratories International, Inc.           37,269   1,620,829
    Chemed Corp.                                             13,600   1,110,032
*   Chindex International, Inc.                               8,632     118,258
    Cigna Corp.                                             155,296  10,275,936
#*  Codexis, Inc.                                             5,607      12,560
*   Columbia Laboratories, Inc.                               3,090       1,885
    Community Health Systems, Inc.                           82,326   3,751,596
    Computer Programs & Systems, Inc.                         2,569     134,770
#*  Conceptus, Inc.                                          18,494     573,499
    CONMED Corp.                                             22,248     697,030
    Cooper Cos., Inc. (The)                                  37,885   4,182,504
*   Cornerstone Therapeutics, Inc.                            1,213      10,165
*   Corvel Corp.                                              7,138     338,841
#*  Covance, Inc.                                            38,200   2,848,192
    Coventry Health Care, Inc.                               83,985   4,161,457
    Covidien P.L.C.                                          76,523   4,885,228
    CR Bard, Inc.                                            19,941   1,981,338
*   Cross Country Healthcare, Inc.                           21,523     107,615
    CryoLife, Inc.                                           22,497     134,982
#*  Cubist Pharmaceuticals, Inc.                             43,014   1,975,203
#*  Cumberland Pharmaceuticals, Inc.                         14,360      67,205
*   Cutera, Inc.                                             12,003     133,353
*   Cyberonics, Inc.                                         11,368     493,599
*   Cyclacel Pharmaceuticals, Inc.                            3,700      17,057
*   Cynosure, Inc. Class A                                    9,065     234,421
*   Cytokinetics, Inc.                                       14,824      18,975
*   DaVita HealthCare Partners, Inc.                         26,418   3,134,496
    Daxor Corp.                                               2,013      15,379
#   DENTSPLY International, Inc.                             42,541   1,801,611
*   Depomed, Inc.                                            31,805     175,246
*   Digirad Corp.                                             9,575      24,512
*   Durect Corp.                                             18,393      28,877
*   Dyax Corp.                                               24,678      67,864
*   Dynacq Healthcare, Inc.                                   2,500         152
#*  Edwards Lifesciences Corp.                               31,200   1,990,248
#   Eli Lilly & Co.                                         220,498  12,211,179
*   Emergent Biosolutions, Inc.                              30,765     471,935
*   Emeritus Corp.                                           26,182     672,877
#*  Endo Health Solutions, Inc.                              89,837   3,291,628
#*  Endocyte, Inc.                                           14,477     201,085
    Ensign Group, Inc. (The)                                 16,956     591,256
#*  EnteroMedics, Inc.                                          100          96
*   Enzo Biochem, Inc.                                       23,675      53,032
    Enzon Pharmaceuticals, Inc.                              38,733     127,819
#*  Exact Sciences Corp.                                      1,550      14,477
*   Exactech, Inc.                                           10,303     190,605
#*  ExamWorks Group, Inc.                                    13,795     249,689
*   Express Scripts Holding Co.                             235,374  13,974,154

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*   Five Star Quality Care, Inc.                             39,202 $   185,425
*   Forest Laboratories, Inc.                               178,080   6,661,973
*   Furiex Pharmaceuticals, Inc.                              6,522     221,422
#*  Future Healthcare of America                              5,042         686
#*  Genomic Health, Inc.                                      1,494      45,358
*   Gentiva Health Services, Inc.                            26,165     274,471
*   GenVec, Inc.                                                183         207
*   Geron Corp.                                              21,919      25,645
#*  Gilead Sciences, Inc.                                   331,127  16,768,271
*   Greatbatch, Inc.                                         19,695     550,278
*   GTx, Inc.                                                 8,205      37,907
*   Haemonetics Corp.                                        36,601   1,409,138
*   Hanger, Inc.                                             30,039     912,885
*   Harvard Bioscience, Inc.                                 23,014     117,832
    HCA Holdings, Inc.                                       57,698   2,301,573
*   Health Management Associates, Inc. Class A              211,288   2,427,699
*   Health Net, Inc.                                         72,627   2,135,234
*   HealthSouth Corp.                                        49,567   1,363,092
*   HealthStream, Inc.                                       10,500     241,080
*   Healthways, Inc.                                         29,911     415,464
#*  Henry Schein, Inc.                                       28,322   2,560,309
#   Hi-Tech Pharmacal Co., Inc.                              11,556     382,041
    Hill-Rom Holdings, Inc.                                  40,815   1,390,567
#*  HMS Holdings Corp.                                       55,059   1,388,037
#*  Hologic, Inc.                                           171,180   3,486,937
#*  Horizon Pharma, Inc.                                     25,543      61,303
#*  Hospira, Inc.                                           110,534   3,660,886
    Humana, Inc.                                             65,517   4,855,465
*   ICU Medical, Inc.                                         9,985     601,596
*   Idera Pharmaceuticals, Inc.                              12,837       9,499
#*  IDEXX Laboratories, Inc.                                 13,105   1,152,716
#*  Illumina, Inc.                                           28,055   1,814,878
#*  Immunomedics, Inc.                                       20,669      52,913
*   Impax Laboratories, Inc.                                 45,504     796,320
#*  Incyte Corp., Ltd.                                       94,205   2,086,641
*   Infinity Pharmaceuticals, Inc.                           11,703     504,282
#*  Integra LifeSciences Holdings Corp.                      19,444     681,123
*   Intuitive Surgical, Inc.                                  8,330   4,100,776
    Invacare Corp.                                           26,585     357,568
*   IPC The Hospitalist Co., Inc.                            10,754     490,597
*   Iridex Corp.                                              2,696      13,669
*   Jazz Pharmaceuticals P.L.C.                              41,474   2,420,008
    Johnson & Johnson                                       612,773  52,226,643
    Kewaunee Scientific Corp.                                 1,352      17,657
*   Kindred Healthcare, Inc.                                 45,250     474,672
#*  Laboratory Corp. of America Holdings                     27,791   2,594,568
    Landauer, Inc.                                            3,782     211,300
*   Lannett Co., Inc.                                        17,067     198,148
*   LCA-Vision, Inc.                                          8,304      28,234
    LeMaitre Vascular, Inc.                                   8,529      51,686
*   LHC Group, Inc.                                          14,997     325,735
*   Life Technologies Corp.                                 108,312   7,981,511

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*     LifePoint Hospitals, Inc.                              42,949 $ 2,061,552
*     Luminex Corp.                                          23,701     394,148
*     Magellan Health Services, Inc.                         23,934   1,224,463
#     Masimo Corp.                                           37,917     760,615
#*    Mast Therapeutics, Inc.                                 9,644       6,467
      Maxygen, Inc.                                          18,827      45,185
      McKesson Corp.                                         49,595   5,248,143
*     MedAssets, Inc.                                        52,888     990,592
(o)*  MedCath Corp.                                          11,283      15,458
*     Medical Action Industries, Inc.                        11,743      95,471
*     Medicines Co. (The)                                    38,101   1,286,290
*     MediciNova, Inc.                                        1,657       5,220
*     Medidata Solutions, Inc.                                9,417     624,912
#*    Medivation, Inc.                                       44,218   2,330,731
#*    MEDNAX, Inc.                                           44,568   3,954,519
      Medtronic, Inc.                                       179,623   8,384,802
      Merck & Co., Inc.                                     801,185  37,655,695
#*    Merge Healthcare, Inc.                                  2,076       6,477
#*    Merit Medical Systems, Inc.                            36,050     348,603
#*    Mettler-Toledo International, Inc.                      8,100   1,692,576
*     Misonix, Inc.                                           2,220      12,698
*     Molina Healthcare, Inc.                                40,400   1,341,280
*     Momenta Pharmaceuticals, Inc.                          42,005     517,502
*     MWI Veterinary Supply, Inc.                             7,765     914,018
#*    Mylan, Inc.                                           188,896   5,498,763
*     Myriad Genetics, Inc.                                  56,206   1,565,337
#*    Nanosphere, Inc.                                       11,930      33,046
      National Healthcare Corp.                              11,008     511,101
      National Research Corp.                                 3,887     233,026
*     Natus Medical, Inc.                                    25,139     314,489
*     Neogen Corp.                                            7,718     392,306
*     Neurocrine Biosciences, Inc.                            5,232      60,377
#*    Novavax, Inc.                                           8,202      19,275
*     NuVasive, Inc.                                         39,153     821,038
#     Omnicare, Inc.                                         95,436   4,177,234
*     Omnicell, Inc.                                         28,972     522,075
#*    OncoGenex Pharmaceutical, Inc.                          1,100      11,143
#*    Onyx Pharmaceuticals, Inc.                             39,116   3,708,197
#*    Opko Health, Inc.                                      16,359     108,951
*     OraSure Technologies, Inc.                             17,252      76,944
*     Orthofix International NV                              12,389     401,404
*     Osiris Therapeutics, Inc.                               7,871      88,313
#     Owens & Minor, Inc.                                    56,189   1,830,076
      Pain Therapeutics, Inc.                                19,386      79,870
*     Palomar Medical Technologies, Inc.                     14,702     199,212
#*    PAREXEL International Corp.                            41,147   1,684,970
#     Patterson Cos., Inc.                                   73,793   2,800,444
*     PDI, Inc.                                              10,224      46,724
#     PDL BioPharma, Inc.                                    98,354     761,260
      PerkinElmer, Inc.                                     101,255   3,103,466
#*    Pernix Therapeutics Holdings                            3,056      11,674
#     Perrigo Co.                                            23,806   2,842,674

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Health Care -- (Continued)
    Pfizer, Inc.                                         2,214,432 $64,373,538
*   PharMerica Corp.                                        25,165     324,377
#*  PhotoMedex, Inc.                                         5,223      85,135
*   Pozen, Inc.                                             20,954     103,303
*   Progenics Pharmaceuticals, Inc.                         20,400      93,840
*   ProPhase Labs, Inc.                                      3,827       5,587
*   Providence Service Corp. (The)                          10,710     187,532
*   pSivida Corp.                                            6,147      13,954
    Psychemedics Corp.                                         400       4,464
    Quality Systems, Inc.                                   26,764     478,273
#   Quest Diagnostics, Inc.                                 52,406   2,952,030
#   Questcor Pharmaceuticals, Inc.                          23,945     736,069
*   Quidel Corp.                                            21,321     475,885
*   RadNet, Inc.                                            17,856      48,925
#*  Regeneron Pharmaceuticals, Inc.                         26,202   5,637,098
*   Repligen Corp.                                          22,236     199,235
#   ResMed, Inc.                                            42,135   2,023,323
#*  Retractable Technologies, Inc.                           2,700       3,294
*   Rigel Pharmaceuticals, Inc.                             41,025     196,510
*   Rochester Medical Corp.                                  8,952     121,568
*   RTI Biologics, Inc.                                     47,690     189,806
#*  Salix Pharmaceuticals, Ltd.                             36,039   1,884,479
#*  Sangamo Biosciences, Inc.                                9,721      98,960
*   Santarus, Inc.                                          24,599     451,884
*   Sciclone Pharmaceuticals, Inc.                          48,088     227,456
#*  Seattle Genetics, Inc.                                  36,500   1,348,675
    Select Medical Holdings Corp.                          109,962     907,186
*   Sirona Dental Systems, Inc.                             40,604   2,986,018
*   Skilled Healthcare Group, Inc. Class A                  14,705     103,523
*   Solta Medical, Inc.                                     49,675      96,866
    Span-America Medical Systems, Inc.                       1,628      32,055
*   Spectranetics Corp.                                     16,764     312,649
#   Spectrum Pharmaceuticals, Inc.                          39,588     293,347
#   St Jude Medical, Inc.                                   73,498   3,029,588
*   Staar Surgical Co.                                       7,839      54,716
#*  Stereotaxis, Inc.                                        1,899       3,361
    STERIS Corp.                                            40,362   1,678,656
*   Strategic Diagnostics, Inc.                              6,364       6,619
#   Stryker Corp.                                           49,385   3,238,668
*   Sucampo Pharmaceuticals, Inc. Class A                    7,466      71,002
*   SunLink Health Systems, Inc.                             2,605       2,084
*   SurModics, Inc.                                         12,999     343,824
*   Symmetry Medical, Inc.                                  31,939     380,713
#*  Synageva BioPharma Corp.                                 1,474      76,191
*   Targacept, Inc.                                          1,592       7,339
*   Team Health Holdings, Inc.                              33,703   1,256,448
#   Techne Corp.                                            25,501   1,635,634
    Teleflex, Inc.                                          36,534   2,854,401
*   Tenet Healthcare Corp.                                  81,518   3,697,656
*   Theragenics Corp.                                        4,600       6,624
#*  Theravance, Inc.                                         4,049     136,654
#   Thermo Fisher Scientific, Inc.                         111,206   8,972,100

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
*    Thoratec Corp.                                         40,812 $  1,477,394
*    Tornier NV                                              4,016       73,051
*    TranS1, Inc.                                           17,578       35,332
*    Transcept Pharmaceuticals, Inc.                         9,901       39,208
*    Triple-S Management Corp. Class B                      15,427      278,149
(o)  Trubion Pharmeceuticals, Inc.                           1,100           --
#*   United Therapeutics Corp.                              34,678    2,315,797
     UnitedHealth Group, Inc.                              287,692   17,241,382
     Universal American Corp.                               73,355      627,185
     Universal Health Services, Inc. Class B                69,385    4,620,347
*    Urologix, Inc.                                            800          392
*    Uroplasty, Inc.                                         2,100        5,250
     US Physical Therapy, Inc.                               8,105      193,385
     Utah Medical Products, Inc.                             2,567      113,795
*    Vanguard Health Systems, Inc.                          17,164      251,109
#*   Varian Medical Systems, Inc.                           28,772    1,874,208
*    Vascular Solutions, Inc.                               11,130      177,078
*    VCA Antech, Inc.                                       78,437    1,890,332
*    Vertex Pharmaceuticals, Inc.                           47,481    3,647,490
#*   Vical, Inc.                                            36,311      133,988
*    ViroPharma, Inc.                                       57,223    1,559,327
*    Volcano Corp.                                           4,371       88,688
     Warner Chilcott P.L.C. Class A                        177,371    2,550,595
#*   Waters Corp.                                           22,984    2,123,722
*    WellCare Health Plans, Inc.                            38,547    2,247,676
     WellPoint, Inc.                                        94,098    6,861,626
     West Pharmaceutical Services, Inc.                     24,794    1,583,345
*    Wright Medical Group, Inc.                             40,414      947,304
#*   XenoPort, Inc.                                         22,266      138,272
#*   Zalicus, Inc.                                          18,702       10,942
     Zimmer Holdings, Inc.                                 100,495    7,682,843
                                                                   ------------
Total Health Care                                                   674,150,178
                                                                   ------------
Industrials -- (11.1%)
#    3M Co.                                                141,624   14,829,449
     AAON, Inc.                                             16,366      464,958
     AAR Corp.                                              34,855      622,510
     ABM Industries, Inc.                                   48,548    1,094,757
#*   Acacia Research Corp.                                  18,893      450,031
#*   ACCO Brands Corp.                                      82,552      557,226
#*   Accuride Corp.                                         11,514       59,182
     Aceto Corp.                                            22,844      237,578
     Acme United Corp.                                       1,000       12,800
#    Acorn Energy, Inc.                                     10,523       78,923
*    Active Power, Inc.                                        360        1,645
#    Actuant Corp. Class A                                  64,866    2,030,306
#    Acuity Brands, Inc.                                    30,349    2,214,263
*    Adept Technology, Inc.                                  6,777       21,890
#    ADT Corp. (The)                                       155,331    6,778,645
*    Advisory Board Co. (The)                               13,900      683,185
*    AECOM Technology Corp.                                 93,869    2,728,772
*    Aegion Corp.                                           33,698      709,680

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*   AeroCentury Corp.                                          691 $    13,668
*    Aerosonic Corp.                                            400       3,096
*    Aerovironment, Inc.                                     18,552     359,167
     AGCO Corp.                                              61,429   3,271,094
*    Air Transport Services Group, Inc.                      48,628     280,584
     Aircastle, Ltd.                                         39,578     552,509
     Alamo Group, Inc.                                       10,004     400,860
#*   Alaska Air Group, Inc.                                  61,026   3,761,643
     Albany International Corp. Class A                      24,812     720,789
     Allegiant Travel Co.                                    13,384   1,203,222
     Alliant Techsystems, Inc.                               29,043   2,159,637
(o)  Allied Defense Group, Inc. (The)                         3,200      16,800
     Allied Motion Technologies, Inc.                         5,104      36,443
     Altra Holdings, Inc.                                    22,993     612,763
     AMERCO                                                  15,449   2,482,654
*    Ameresco, Inc. Class A                                  19,615     144,563
     American Railcar Industries, Inc.                       18,992     678,204
     American Science & Engineering, Inc.                     5,659     364,892
#*   American Superconductor Corp.                            8,960      22,490
*    American Woodmark Corp.                                 10,847     365,002
     AMETEK, Inc.                                            70,834   2,883,652
     Ampco-Pittsburgh Corp.                                   7,591     142,255
*    AMREP Corp.                                              2,800      25,340
#    AO Smith Corp.                                          30,911   2,331,617
     Apogee Enterprises, Inc.                                22,963     585,097
     Applied Industrial Technologies, Inc.                   29,891   1,262,895
*    ARC Document Solutions, Inc.                            33,435     107,326
     Argan, Inc.                                              9,340     165,318
     Arkansas Best Corp.                                     22,076     232,019
*    Armstrong World Industries, Inc.                        42,038   2,145,620
*    Arotech Corp.                                              901         955
#*   Ascent Solar Technologies, Inc.                         14,292       9,147
     Astec Industries, Inc.                                  19,598     643,402
*    Astronics Corp.                                          7,682     213,560
*    AT Cross Co. Class A                                     9,465     119,448
*    Atlas Air Worldwide Holdings, Inc.                      22,593     844,978
*    Avalon Holdings Corp. Class A                              500       1,825
     Avery Dennison Corp.                                    82,517   3,420,330
#*   Avis Budget Group, Inc.                                 88,771   2,560,156
     AZZ, Inc.                                               17,966     759,782
*    B/E Aerospace, Inc.                                     54,163   3,398,187
     Babcock & Wilcox Co. (The)                              82,502   2,244,054
     Baltic Trading, Ltd.                                     2,517       8,734
     Barnes Group, Inc.                                      48,295   1,341,152
     Barrett Business Services, Inc.                          7,132     377,568
#*   Beacon Roofing Supply, Inc.                             36,860   1,405,472
     Belden, Inc.                                            31,620   1,562,660
#*   Blount International, Inc.                              19,323     268,396
*    BlueLinx Holdings, Inc.                                 25,832      75,171
     Boeing Co. (The)                                       153,013  13,986,918
     Brady Corp. Class A                                     42,278   1,432,379
*    Breeze-Eastern Corp.                                     4,762      40,477

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Briggs & Stratton Corp.                                  42,854 $   963,786
    Brink's Co. (The)                                        34,067     903,116
#*  Broadwind Energy, Inc.                                      488       2,196
#*  Builders FirstSource, Inc.                               59,256     366,795
*   CAI International, Inc.                                  15,501     395,120
    Carlisle Cos., Inc.                                      42,733   2,772,090
*   Casella Waste Systems, Inc. Class A                      19,206      83,738
    Caterpillar, Inc.                                       141,148  11,951,001
*   CBIZ, Inc.                                               41,754     270,983
    CDI Corp.                                                16,021     251,049
    Ceco Environmental Corp.                                  9,392     109,041
    Celadon Group, Inc.                                      20,266     340,266
    CH Robinson Worldwide, Inc.                              44,413   2,637,688
*   Chart Industries, Inc.                                   21,092   1,788,813
    Chicago Bridge & Iron Co. NV                              6,629     356,574
    Chicago Rivet & Machine Co.                                 474      11,471
#   Cintas Corp.                                             87,943   3,946,002
    CIRCOR International, Inc.                               15,264     722,445
#   CLARCOR, Inc.                                            32,969   1,704,497
#*  Clean Harbors, Inc.                                      34,610   1,971,732
    CNH Global NV                                            45,165   1,857,636
    Coleman Cable, Inc.                                       5,543      83,145
#*  Colfax Corp.                                             81,134   3,786,524
*   Columbus McKinnon Corp.                                  15,992     300,330
    Comfort Systems USA, Inc.                                31,681     406,467
*   Command Security Corp.                                    4,000       6,960
*   Commercial Vehicle Group, Inc.                           14,342     100,537
    Compx International, Inc.                                 1,315      16,438
#   Con-way, Inc.                                            49,125   1,660,425
*   Consolidated Graphics, Inc.                               8,100     288,927
#*  Copart, Inc.                                             76,454   2,695,003
    Corporate Executive Board Co. (The)                      13,793     777,373
    Courier Corp.                                             8,848     127,411
    Covanta Holding Corp.                                   116,983   2,339,660
*   Covenant Transportation Group, Inc. Class A               7,022      38,972
*   CPI Aerostructures, Inc.                                  4,216      38,829
*   CRA International, Inc.                                   6,991     128,914
    Crane Co.                                                40,923   2,202,885
    CSX Corp.                                               313,820   7,716,834
    Cubic Corp.                                              20,173     866,834
#   Cummins, Inc.                                            38,005   4,043,352
    Curtiss-Wright Corp.                                     40,430   1,327,721
    Danaher Corp.                                           115,245   7,023,030
#   Deere & Co.                                              78,336   6,995,405
#*  Delta Air Lines, Inc.                                   225,059   3,857,511
#   Deluxe Corp.                                             36,109   1,377,197
*   DigitalGlobe, Inc.                                       52,265   1,525,615
*   Dolan Co. (The)                                          21,986      38,036
#   Donaldson Co., Inc.                                      35,074   1,275,992
    Douglas Dynamics, Inc.                                   19,168     268,160
#   Dover Corp.                                             107,673   7,427,284
*   Ducommun, Inc.                                            8,644     211,692

                                      95

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#   Dun & Bradstreet Corp. (The)                             30,908 $2,733,813
*   DXP Enterprises, Inc.                                     9,278    620,513
*   Dycom Industries, Inc.                                   28,947    559,256
    Dynamic Materials Corp.                                   9,967    158,276
#*  Eagle Bulk Shipping, Inc.                                 5,847     20,581
    Eastern Co. (The)                                         2,746     45,941
    Eaton Corp. P.L.C.                                      130,595  8,019,839
#*  Echo Global Logistics, Inc.                              15,061    261,308
    Ecology and Environment, Inc. Class A                     1,746     21,581
    EMCOR Group, Inc.                                        59,863  2,238,876
    Emerson Electric Co.                                    152,230  8,450,287
    Encore Wire Corp.                                        18,733    613,506
#*  Energy Recovery, Inc.                                    34,173    125,073
*   EnergySolutions, Inc.                                    68,167    281,530
*   EnerNOC, Inc.                                            26,318    461,091
*   EnerSys, Inc.                                            42,556  1,950,767
*   Engility Holdings, Inc.                                  11,918    285,555
    Ennis, Inc.                                              20,180    310,167
#*  EnPro Industries, Inc.                                   18,322    902,908
    EnviroStar, Inc.                                            100        133
#   Equifax, Inc.                                            52,195  3,194,334
    ESCO Technologies, Inc.                                  23,388    841,266
    Espey Manufacturing & Electronics Corp.                   1,489     37,582
*   Esterline Technologies Corp.                             27,269  2,046,266
*   Excel Maritime Carriers, Ltd.                            29,839     12,234
    Exelis, Inc.                                            167,200  1,867,624
    Expeditors International of Washington, Inc.             56,729  2,038,273
    Exponent, Inc.                                            9,034    476,092
#   Fastenal Co.                                             64,873  3,182,021
*   Federal Signal Corp.                                     50,581    392,509
    FedEx Corp.                                              92,166  8,664,526
*   Flow International Corp.                                 38,810    142,045
#   Flowserve Corp.                                          14,955  2,364,685
    Fluor Corp.                                              54,753  3,119,826
*   Fortune Brands Home & Security, Inc.                    125,102  4,552,462
    Forward Air Corp.                                        21,150    780,224
*   Franklin Covey Co.                                       12,711    178,971
    Franklin Electric Co., Inc.                              31,772  1,028,460
    FreightCar America, Inc.                                  9,757    203,726
*   Frozen Food Express Industries                            8,485     10,776
*   FTI Consulting, Inc.                                     35,637  1,180,297
*   Fuel Tech, Inc.                                          16,148     64,592
*   Furmanite Corp.                                          31,055    197,199
    G&K Services, Inc. Class A                               16,744    786,801
    Gardner Denver, Inc.                                     27,255  2,046,578
    GATX Corp.                                               41,739  2,126,602
#*  Genco Shipping & Trading, Ltd.                           32,587     55,724
*   Gencor Industries, Inc.                                   2,365     16,366
#*  GenCorp, Inc.                                            39,369    514,553
    Generac Holdings, Inc.                                   43,982  1,580,273
*   General Cable Corp.                                      43,993  1,516,879
    General Dynamics Corp.                                   91,455  6,764,012

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
    General Electric Co.                                  3,238,107 $72,177,405
*   Genesee & Wyoming, Inc. Class A                          45,443   3,871,744
*   Gibraltar Industries, Inc.                               26,044     487,023
    Global Power Equipment Group, Inc.                       10,773     177,755
*   Goldfield Corp. (The)                                     4,524      14,024
    Gorman-Rupp Co. (The)                                    13,825     390,556
*   GP Strategies Corp.                                      14,131     311,589
    Graco, Inc.                                              22,634   1,370,036
#*  GrafTech International, Ltd.                            108,069     775,935
    Graham Corp.                                              6,485     157,586
    Granite Construction, Inc.                               34,255     947,836
#   Great Lakes Dredge & Dock Corp.                          50,561     349,882
*   Greenbrier Cos., Inc.                                    23,567     531,672
    Griffon Corp.                                            52,714     542,954
    H&E Equipment Services, Inc.                             28,837     587,121
    Hardinge, Inc.                                            7,905     106,718
    Harsco Corp.                                             71,559   1,562,133
#*  Hawaiian Holdings, Inc.                                  43,682     239,814
    Heartland Express, Inc.                                  60,250     817,593
#   HEICO Corp.                                              14,987     659,578
    HEICO Corp. Class A                                      19,859     671,631
    Heidrick & Struggles International, Inc.                 13,109     173,301
#*  Heritage-Crystal Clean, Inc.                              4,417      68,684
    Herman Miller, Inc.                                      38,082     955,477
#*  Hertz Global Holdings, Inc.                             273,959   6,596,933
*   Hexcel Corp.                                             68,514   2,089,677
*   Hill International, Inc.                                 26,258      72,210
    HNI Corp.                                                31,323   1,078,451
    Honeywell International, Inc.                           156,530  11,511,216
#   Houston Wire & Cable Co.                                 11,321     154,192
*   Hub Group, Inc. Class A                                  24,142     884,804
    Hubbell, Inc. Class A                                     4,100     349,115
    Hubbell, Inc. Class B                                    27,464   2,635,445
*   Hudson Global, Inc.                                      23,996      79,187
    Huntington Ingalls Industries, Inc.                      35,401   1,872,713
*   Hurco Cos., Inc.                                          4,582     122,935
*   Huron Consulting Group, Inc.                             19,620     819,724
*   Huttig Building Products, Inc.                            2,588       6,082
    Hyster-Yale Materials Handling, Inc.                     11,128     580,770
*   ICF International, Inc.                                  14,951     405,322
    IDEX Corp.                                               65,839   3,425,603
#*  IHS, Inc. Class A                                        12,248   1,193,323
*   II-VI, Inc.                                              53,681     830,445
#   Illinois Tool Works, Inc.                                85,677   5,531,307
    Ingersoll-Rand P.L.C.                                   174,920   9,410,696
#*  InnerWorkings, Inc.                                      35,203     354,494
*   Innotrac Corp.                                            1,251       4,804
    Innovative Solutions & Support, Inc.                     10,802      94,950
    Insperity, Inc.                                          17,751     490,460
    Insteel Industries, Inc.                                 14,067     233,231
*   Integrated Electrical Services, Inc.                      5,698      33,219
#   Interface, Inc.                                          50,093     838,557

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    International Shipholding Corp.                           3,805 $   68,718
    Intersections, Inc.                                      12,879    123,123
    Iron Mountain, Inc.                                      73,553  2,784,717
    ITT Corp.                                                71,918  1,984,937
#*  Jacobs Engineering Group, Inc.                           87,197  4,401,705
#   JB Hunt Transport Services, Inc.                         31,878  2,265,569
*   JetBlue Airways Corp.                                   249,309  1,717,739
    John Bean Technologies Corp.                             17,119    355,048
#   Joy Global, Inc.                                         26,743  1,511,514
    Kadant, Inc.                                              7,600    210,292
    Kaman Corp.                                              17,080    577,133
    Kansas City Southern                                     54,035  5,893,597
    KAR Auction Services, Inc.                              113,314  2,534,834
    Kaydon Corp.                                             26,141    623,201
    KBR, Inc.                                               115,675  3,479,504
    Kelly Services, Inc. Class A                             29,802    507,230
    Kelly Services, Inc. Class B                                319      5,664
#   Kennametal, Inc.                                         70,807  2,831,572
*   Key Technology, Inc.                                      3,418     42,657
    Kforce, Inc.                                             29,749    449,805
    Kimball International, Inc. Class B                      24,157    222,003
#*  Kirby Corp.                                              51,522  3,858,483
    Knight Transportation, Inc.                              70,805  1,105,974
    Knoll, Inc.                                              34,155    531,452
*   Korn/Ferry International                                 42,125    697,169
#*  Kratos Defense & Security Solutions, Inc.                38,958    198,296
    L-3 Communications Holdings, Inc.                        59,553  4,838,681
#   Landstar System, Inc.                                    16,658    910,526
    Lawson Products, Inc.                                     5,743     81,263
*   Layne Christensen Co.                                    16,924    345,757
    LB Foster Co. Class A                                     8,665    382,560
    Lennox International, Inc.                               31,139  1,930,618
    Lincoln Electric Holdings, Inc.                          58,303  3,076,066
#   Lindsay Corp.                                             9,181    705,284
*   LMI Aerospace, Inc.                                       9,060    193,793
#   Lockheed Martin Corp.                                    54,395  5,390,001
    LS Starrett Co. (The) Class A                             4,692     50,204
    LSI Industries, Inc.                                     17,359    122,207
*   Luna Innovations, Inc.                                       90        116
*   Lydall, Inc.                                             12,907    185,086
*   Magnetek, Inc.                                              590      9,210
#*  Manitex International, Inc.                               2,000     20,260
#   Manitowoc Co., Inc. (The)                                93,941  1,762,333
    Manpowergroup, Inc.                                      68,543  3,643,746
    Marten Transport, Ltd.                                   19,157    390,228
    Masco Corp.                                             154,400  3,001,536
#*  MasTec, Inc.                                             63,455  1,764,049
    Mastech Holdings, Inc.                                    1,130      8,249
    Matson, Inc.                                             37,239    876,606
    McGrath RentCorp                                         20,408    633,872
*   Meritor, Inc.                                            50,833    294,831
    Met-Pro Corp.                                            10,228    137,055

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#*  Metalico, Inc.                                           29,181 $   43,480
*   Mfri, Inc.                                                3,034     22,148
    Michael Baker Corp.                                       7,861    191,415
*   Middleby Corp.                                           13,387  2,002,427
    Miller Industries, Inc.                                   8,825    133,346
    Mine Safety Appliances Co.                               26,255  1,260,240
*   Mistras Group, Inc.                                      18,236    345,572
*   Mobile Mini, Inc.                                        40,197  1,130,742
*   Moog, Inc. Class A                                       36,256  1,675,390
*   Moog, Inc. Class B                                        3,215    147,408
#   MSC Industrial Direct Co., Inc. Class A                  15,003  1,182,236
    Mueller Industries, Inc.                                 31,214  1,616,261
    Mueller Water Products, Inc. Class A                    127,169    752,840
    Multi-Color Corp.                                         9,446    244,274
*   MYR Group, Inc.                                          18,377    418,996
#   National Presto Industries, Inc.                          5,789    434,175
*   National Technical Systems, Inc.                          4,603     44,281
*   Navigant Consulting, Inc.                                39,315    484,754
#*  Navistar International Corp.                             58,023  1,921,722
*   NCI Building Systems, Inc.                               10,711    183,372
    Nielsen Holdings NV                                     124,195  4,299,631
    NL Industries, Inc.                                      32,061    361,327
*   NN, Inc.                                                 13,125    118,256
#   Nordson Corp.                                            24,965  1,734,818
    Norfolk Southern Corp.                                   95,333  7,380,681
*   Nortek, Inc.                                                880     63,237
    Northrop Grumman Corp.                                   67,630  5,122,296
*   Northwest Pipe Co.                                        7,677    209,505
#*  Ocean Power Technologies, Inc.                            5,515      8,493
*   Old Dominion Freight Line, Inc.                          56,930  2,191,805
    Omega Flex, Inc.                                          3,648     49,139
*   On Assignment, Inc.                                      37,541    911,120
*   Orbital Sciences Corp.                                   51,949    936,121
*   Orion Energy Systems, Inc.                               13,505     32,412
*   Orion Marine Group, Inc.                                 11,693    107,108
*   Oshkosh Corp.                                            79,513  3,121,680
*   Owens Corning                                            99,716  4,194,055
#   PACCAR, Inc.                                             58,577  2,915,963
*   Pacer International, Inc.                                27,338    155,553
    Pall Corp.                                               27,671  1,845,932
    PAM Transportation Services, Inc.                         4,978     51,970
*   Park-Ohio Holdings Corp.                                  8,470    311,527
#   Parker Hannifin Corp.                                    48,362  4,283,422
*   Patrick Industries, Inc.                                  6,926    140,321
*   Patriot Transportation Holding, Inc.                      4,366    126,396
*   Pendrell Corp.                                           93,329    157,726
    Pentair, Ltd.                                           137,757  7,487,093
*   PGT, Inc.                                                32,650    251,405
    Pike Electric Corp.                                      30,566    477,747
#   Pitney Bowes, Inc.                                       57,868    791,056
#*  Plug Power, Inc.                                            784        125
#*  PMFG, Inc.                                                6,463     37,227

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#*  Polypore International, Inc.                             32,355 $1,356,645
*   Powell Industries, Inc.                                  10,207    502,593
*   PowerSecure International, Inc.                          15,305    209,679
    Precision Castparts Corp.                                27,296  5,221,452
    Preformed Line Products Co.                               4,237    341,079
    Primoris Services Corp.                                  36,245    798,840
    Providence and Worcester Railroad Co.                     1,227     18,926
#   Quad/Graphics, Inc.                                       4,393     91,814
#*  Quality Distribution, Inc.                               16,174    128,745
#   Quanex Building Products Corp.                           32,112    522,462
*   Quanta Services, Inc.                                   140,015  3,847,612
#   Raven Industries, Inc.                                   13,655    458,125
    Raytheon Co.                                             90,859  5,576,925
*   RBC Bearings, Inc.                                       14,718    707,936
    RCM Technologies, Inc.                                    7,192     40,635
#*  Real Goods Solar, Inc. Class A                            4,310      8,448
#   Regal-Beloit Corp.                                       40,129  3,154,942
*   Republic Airways Holdings, Inc.                          41,632    465,862
    Republic Services, Inc.                                 242,584  8,267,263
    Resources Connection, Inc.                               35,431    402,496
*   Roadrunner Transportation Systems, Inc.                  25,735    579,295
#   Robert Half International, Inc.                          37,256  1,222,742
#   Rockwell Automation, Inc.                                39,874  3,380,518
#   Rockwell Collins, Inc.                                   40,018  2,517,933
#   Rollins, Inc.                                            42,436  1,032,044
#   Roper Industries, Inc.                                   31,746  3,798,409
#   RR Donnelley & Sons Co.                                 149,640  1,842,068
*   Rush Enterprises, Inc. Class A                           24,538    561,675
*   Rush Enterprises, Inc. Class B                            2,881     57,044
    Ryder System, Inc.                                       46,126  2,678,537
*   Saia, Inc.                                               12,705    519,889
    Schawk, Inc.                                             16,375    166,698
    Servotronics, Inc.                                          389      2,890
    SIFCO Industries, Inc.                                    3,251     55,527
    Simpson Manufacturing Co., Inc.                          42,910  1,233,233
    SkyWest, Inc.                                            44,565    637,725
    SL Industries, Inc.                                       4,724     90,701
#   Snap-on, Inc.                                            38,814  3,345,767
    Southwest Airlines Co.                                  482,343  6,608,099
*   Sparton Corp.                                             6,370     88,479
*   Spirit Aerosystems Holdings, Inc. Class A               106,681  2,132,553
*   Spirit Airlines, Inc.                                    44,164  1,179,179
    SPX Corp.                                                43,581  3,247,220
*   Standard Parking Corp.                                    7,610    163,539
*   Standard Register Co. (The)                              14,887     10,272
    Standex International Corp.                               9,514    503,291
    Stanley Black & Decker, Inc.                            109,921  8,223,190
    Steelcase, Inc. Class A                                  69,099    877,557
#*  Stericycle, Inc.                                         22,206  2,405,354
*   Sterling Construction Co., Inc.                          11,349    114,852
    Sun Hydraulics Corp.                                     18,047    591,039
*   Supreme Industries, Inc. Class A                          5,597     25,075

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Swift Transportation Co.                                 62,254 $   872,801
    Sypris Solutions, Inc.                                   12,624      40,397
#   TAL International Group, Inc.                            29,995   1,241,793
*   Taser International, Inc.                                32,983     290,580
*   Team, Inc.                                               14,115     547,097
*   Tecumseh Products Co. Class A                             8,422      74,956
*   Tecumseh Products Co. Class B                             1,650      13,382
*   Teledyne Technologies, Inc.                              24,127   1,810,973
    Tennant Co.                                              12,907     617,213
*   Terex Corp.                                              98,804   2,825,794
*   Tetra Tech, Inc.                                         57,279   1,505,865
#   Textainer Group Holdings, Ltd.                           35,829   1,385,507
#   Textron, Inc.                                           148,525   3,824,519
*   Thermon Group Holdings, Inc.                              5,628     110,309
    Timken Co.                                               66,556   3,498,849
    Titan International, Inc.                                46,369   1,034,492
#*  Titan Machinery, Inc.                                    18,690     421,646
*   TMS International Corp. Class A                             986      14,238
    Toro Co. (The)                                           31,166   1,402,782
    Towers Watson & Co. Class A                              34,849   2,541,189
    TransDigm Group, Inc.                                    24,452   3,589,554
*   TRC Cos., Inc.                                           15,862      95,806
*   Trex Co., Inc.                                            9,200     447,856
*   Trimas Corp.                                             29,222     891,271
#   Trinity Industries, Inc.                                 70,669   2,982,938
    Triumph Group, Inc.                                      44,723   3,573,368
*   TrueBlue, Inc.                                           33,359     691,198
*   Tufco Technologies, Inc.                                    510       2,588
*   Tutor Perini Corp.                                       41,643     684,611
    Twin Disc, Inc.                                           9,700     206,804
    Tyco International, Ltd.                                131,362   4,219,347
*   Ultralife Corp.                                          11,666      45,964
    UniFirst Corp.                                           13,399   1,219,979
    Union Pacific Corp.                                     144,700  21,409,812
#*  United Continental Holdings, Inc.                       187,563   6,058,285
#   United Parcel Service, Inc. Class B                     157,482  13,518,255
#*  United Rentals, Inc.                                     62,506   3,288,441
    United Stationers, Inc.                                  35,801   1,162,458
    United Technologies Corp.                               189,500  17,299,455
    Universal Forest Products, Inc.                          15,510     598,686
*   Universal Security Instruments, Inc.                      1,135       5,408
*   Universal Truckload Services, Inc.                       12,449     314,213
    URS Corp.                                                68,543   3,010,409
#*  US Airways Group, Inc.                                  114,796   1,940,052
    US Ecology, Inc.                                         12,963     352,594
*   USA Truck, Inc.                                           6,922      35,510
#*  USG Corp.                                                55,675   1,446,993
    UTi Worldwide, Inc.                                      92,118   1,353,213
    Valmont Industries, Inc.                                 18,163   2,646,894
*   Verisk Analytics, Inc. Class A                           41,501   2,543,596
*   Versar, Inc.                                              4,038      17,686
    Viad Corp.                                               17,669     460,277

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
*   Vicor Corp.                                             15,288 $     82,097
*   Virco Manufacturing Corp.                                6,445       13,083
*   Volt Information Sciences, Inc.                         10,850       87,885
    VSE Corp.                                                3,584      109,276
*   Wabash National Corp.                                   48,886      460,995
*   WABCO Holdings, Inc.                                    22,872    1,652,045
#   Wabtec Corp.                                            31,416    3,296,795
#   Waste Connections, Inc.                                109,765    4,165,582
#   Waste Management, Inc.                                 114,999    4,712,659
#   Watsco, Inc.                                            21,368    1,803,032
    Watsco, Inc. Class B                                     2,268      191,226
    Watts Water Technologies, Inc. Class A                  25,389    1,194,806
#   Werner Enterprises, Inc.                                65,019    1,492,836
#*  Wesco Aircraft Holdings, Inc.                              674       11,128
#*  WESCO International, Inc.                               39,216    2,811,395
*   Willdan Group, Inc.                                      3,604        8,415
*   Willis Lease Finance Corp.                               4,420       62,720
#   Woodward, Inc.                                          48,543    1,747,063
    WW Grainger, Inc.                                       12,613    3,108,726
#*  XPO Logistics, Inc.                                     14,260      232,581
#   Xylem, Inc.                                             93,860    2,604,615
                                                                   ------------
Total Industrials                                                   773,571,998
                                                                   ------------
Information Technology -- (13.5%)
#*  3D Systems Corp.                                        42,720    1,633,613
*   Accelrys, Inc.                                          43,634      429,795
    Accenture P.L.C. Class A                               150,573   12,262,665
*   ACI Worldwide, Inc.                                     20,989      986,693
#*  Active Network, Inc. (The)                                 128          644
#   Activision Blizzard, Inc.                              197,862    2,958,037
*   Actuate Corp.                                           31,262      191,949
*   Acxiom Corp.                                            65,750    1,307,767
*   ADDvantage Technologies Group, Inc.                      3,642        8,595
*   Adobe Systems, Inc.                                     86,515    3,900,096
#   ADTRAN, Inc.                                            49,663    1,042,923
*   Advanced Energy Industries, Inc.                        34,276      582,006
#*  Advanced Micro Devices, Inc.                           216,126      609,475
*   Advent Software, Inc.                                   35,885    1,042,100
*   Aehr Test Systems                                          788          788
*   Aeroflex Holding Corp.                                   6,134       45,637
*   Aetrium, Inc.                                            2,075        1,619
*   Agilysys, Inc.                                          18,455      215,554
#*  Akamai Technologies, Inc.                               61,384    2,695,371
#*  Alliance Data Systems Corp.                             13,196    2,266,677
*   Alpha & Omega Semiconductor, Ltd.                       15,468      111,988
    Altera Corp.                                            60,602    1,939,870
    Amdocs, Ltd.                                           108,694    3,880,376
    American Software, Inc. Class A                         16,165      134,331
#*  Amkor Technology, Inc.                                 135,464      573,013
#   Amphenol Corp. Class A                                  40,843    3,084,463
*   Amtech Systems, Inc.                                     7,913       29,357
*   ANADIGICS, Inc.                                         52,875      111,038

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Analog Devices, Inc.                                     79,489 $ 3,496,721
*   Analysts International Corp.                              3,465      12,301
*   Anaren, Inc.                                             11,508     269,402
    Anixter International, Inc.                              26,166   1,877,149
*   ANSYS, Inc.                                              24,939   2,016,568
    AOL, Inc.                                                77,954   3,012,143
    Apple, Inc.                                             195,508  86,561,167
#   Applied Materials, Inc.                                 361,152   5,240,316
*   Applied Micro Circuits Corp.                             45,721     341,079
*   ARRIS Group, Inc.                                       101,591   1,677,267
*   Arrow Electronics, Inc.                                 103,991   4,079,567
#*  Aruba Networks, Inc.                                     45,664   1,026,983
*   AsiaInfo-Linkage, Inc.                                   44,346     509,092
*   Aspen Technology, Inc.                                   26,284     801,136
    Astro-Med, Inc.                                           4,620      45,553
#*  Atmel Corp.                                             267,986   1,733,869
*   ATMI, Inc.                                               27,803     604,715
*   Autobytel, Inc.                                             267       1,172
*   Autodesk, Inc.                                           54,476   2,145,265
    Automatic Data Processing, Inc.                          98,905   6,660,263
    Avago Technologies, Ltd.                                 58,685   1,875,573
#*  AVG Technologies NV                                       4,884      79,707
*   Aviat Networks, Inc.                                     47,169     150,941
*   Avid Technology, Inc.                                    31,560     207,980
*   Avnet, Inc.                                             119,063   3,899,313
    AVX Corp.                                                89,161   1,008,411
    Aware, Inc.                                              12,087      58,380
*   Axcelis Technologies, Inc.                               24,615      32,000
*   AXT, Inc.                                                24,367      69,933
#   Badger Meter, Inc.                                        9,972     435,577
    Bel Fuse, Inc. Class A                                    1,700      22,313
    Bel Fuse, Inc. Class B                                    7,561     111,298
*   Benchmark Electronics, Inc.                              43,736     780,250
    Black Box Corp.                                          13,595     295,283
    Blackbaud, Inc.                                          13,532     396,623
*   Blucora, Inc.                                            34,762     513,435
*   BMC Software, Inc.                                       47,955   2,180,993
#   Booz Allen Hamilton Holding Corp.                        48,102     730,669
#*  Bottomline Technologies de, Inc.                         25,928     679,314
    Broadcom Corp. Class A                                   79,770   2,871,720
#   Broadridge Financial Solutions, Inc.                     86,897   2,188,066
*   BroadVision, Inc.                                         3,362      29,149
*   Brocade Communications Systems, Inc.                    402,342   2,341,630
    Brooks Automation, Inc.                                  58,246     566,151
*   Bsquare Corp.                                             4,926      15,221
*   BTU International, Inc.                                   5,073      11,668
#   CA, Inc.                                                262,682   7,084,534
*   Cabot Microelectronics Corp.                             18,015     603,683
#*  CACI International, Inc. Class A                         21,582   1,262,331
#*  Cadence Design Systems, Inc.                            201,644   2,782,687
*   CalAmp Corp.                                             11,582     128,908
*   Calix, Inc.                                              37,565     320,429

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Cardtronics, Inc.                                        16,348 $   457,907
*   Cascade Microtech, Inc.                                   8,576      58,831
    Cass Information Systems, Inc.                            7,607     317,973
*   Ceva, Inc.                                               11,721     178,862
*   Checkpoint Systems, Inc.                                 33,925     392,512
*   China Information Technology, Inc.                       11,819      15,956
*   Chyron International Corp.                                5,535       6,863
*   CIBER, Inc.                                              93,231     397,164
*   Cinedigm Digital Cinema Corp. Class A                     4,102       6,030
#*  Cirrus Logic, Inc.                                       44,961     868,197
    Cisco Systems, Inc.                                   1,465,624  30,660,854
*   Citrix Systems, Inc.                                     38,695   2,405,668
*   Clearfield, Inc.                                          8,284      58,237
    Cognex Corp.                                             30,495   1,210,651
*   Cognizant Technology Solutions Corp. Class A             59,923   3,883,010
#*  Cogo Group, Inc.                                          7,800      14,898
    Coherent, Inc.                                           21,101   1,180,179
    Cohu, Inc.                                               18,243     174,586
    Communications Systems, Inc.                              6,855      66,699
*   CommVault Systems, Inc.                                  16,797   1,235,251
    Computer Sciences Corp.                                 121,144   5,675,596
    Computer Task Group, Inc.                                12,978     266,309
*   Compuware Corp.                                         178,883   2,146,596
*   comScore, Inc.                                            7,532     121,792
    Comtech Telecommunications Corp.                         17,310     425,999
*   Comverse, Inc.                                               87       2,308
#*  Concur Technologies, Inc.                                33,247   2,430,688
    Concurrent Computer Corp.                                 5,951      41,895
*   Constant Contact, Inc.                                   15,373     224,600
    Convergys Corp.                                          94,587   1,609,871
*   CoreLogic, Inc.                                          86,031   2,346,926
    Corning, Inc.                                           440,521   6,387,554
*   CoStar Group, Inc.                                       20,225   2,192,592
*   Cray, Inc.                                               32,902     696,206
#*  Cree, Inc.                                              100,922   5,709,158
    Crexendo, Inc.                                            4,054       9,932
*   CSG Systems International, Inc.                          29,283     632,806
    CSP, Inc.                                                   709       3,900
    CTS Corp.                                                20,031     213,330
*   CyberOptics Corp.                                         4,778      26,709
*   Cymer, Inc.                                              25,278   2,648,123
#   Cypress Semiconductor Corp.                              27,030     272,733
    Daktronics, Inc.                                         33,104     330,709
*   Datalink Corp.                                           12,179     136,283
*   Dataram Corp.                                               183         382
*   Dealertrack Technologies, Inc.                           38,164   1,062,867
    Dell, Inc.                                              279,779   3,749,039
*   Demand Media, Inc.                                       42,677     369,583
*   Dice Holdings, Inc.                                      40,929     345,441
#   Diebold, Inc.                                            42,257   1,237,708
*   Digi International, Inc.                                 21,116     192,578
    Digimarc Corp.                                            4,419      96,953

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Digital River, Inc.                                      29,240 $   423,395
*   Diodes, Inc.                                             35,083     710,782
#*  Document Security Systems, Inc.                           1,200       3,660
#   Dolby Laboratories, Inc. Class A                         39,752   1,305,853
*   Dot Hill Systems Corp.                                   26,438      39,921
*   DSP Group, Inc.                                          16,722     134,947
    DST Systems, Inc.                                        38,836   2,685,509
#*  DTS, Inc.                                                11,000     184,580
*   Dynamics Research Corp.                                   6,203      36,226
    EarthLink, Inc.                                          86,005     489,368
*   eBay, Inc.                                              251,364  13,168,960
    Ebix, Inc.                                               29,226     543,896
*   Echelon Corp.                                             6,990      15,448
*   EchoStar Corp. Class A                                   35,762   1,404,374
*   Edgewater Technology, Inc.                                5,900      22,774
*   Elecsys Corp.                                                58         340
    Electro Rent Corp.                                       20,411     338,210
    Electro Scientific Industries, Inc.                      23,740     255,917
#*  Electronic Arts, Inc.                                   182,771   3,218,597
*   Electronics for Imaging, Inc.                            40,919   1,093,356
#*  Ellie Mae, Inc.                                           2,193      57,062
    eMagin Corp.                                              9,611      34,311
*   EMC Corp.                                               385,670   8,650,578
#*  Emcore Corp.                                             15,932      69,623
*   Emulex Corp.                                             74,570     447,420
*   Entegris, Inc.                                          123,154   1,167,500
*   Entropic Communications, Inc.                            74,212     314,659
*   Envestnet, Inc.                                           6,963     126,866
    EPIQ Systems, Inc.                                       27,879     389,470
    ePlus, Inc.                                               6,749     306,945
#*  Equinix, Inc.                                            16,279   3,485,334
*   Euronet Worldwide, Inc.                                  42,025   1,283,023
*   Exar Corp.                                               40,296     434,391
*   ExlService Holdings, Inc.                                22,163     722,957
*   Extreme Networks                                         81,226     270,483
#*  F5 Networks, Inc.                                        22,800   1,742,604
*   Fabrinet                                                  8,720     119,726
#   FactSet Research Systems, Inc.                           13,024   1,225,168
    Fair Isaac Corp.                                         25,376   1,182,014
*   Fairchild Semiconductor International, Inc.             111,129   1,433,564
*   FalconStor Software, Inc.                                21,742      35,874
#*  FARO Technologies, Inc.                                  10,289     399,110
    FEI Co.                                                  27,345   1,746,799
    Fidelity National Information Services, Inc.            197,325   8,297,516
#*  Finisar Corp.                                            82,549   1,059,929
#*  First Solar, Inc.                                        77,587   3,612,451
#*  Fiserv, Inc.                                             50,115   4,565,978
*   FleetCor Technologies, Inc.                              55,064   4,234,422
    FLIR Systems, Inc.                                      102,998   2,503,881
*   FormFactor, Inc.                                         40,281     199,391
    Forrester Research, Inc.                                 14,245     510,683
*   Fortinet, Inc.                                           52,729     947,013

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  Freescale Semiconductor, Ltd.                            77,046 $ 1,192,672
    Frequency Electronics, Inc.                               5,169      51,793
#*  Fusion-io, Inc.                                          64,803   1,217,000
#*  Gartner, Inc.                                            30,850   1,784,672
    Genpact, Ltd.                                           160,132   2,978,455
*   GigOptix, Inc.                                            1,174       1,127
*   Global Cash Access Holdings, Inc.                        45,909     327,331
#   Global Payments, Inc.                                    54,250   2,517,200
    Globalscape, Inc.                                         7,843      12,706
*   Globecomm Systems, Inc.                                  19,386     237,479
*   Google, Inc. Class A                                     59,591  49,136,951
*   GSE Systems, Inc.                                        10,738      20,295
*   GSI Group, Inc.                                          25,444     217,292
*   GSI Technology, Inc.                                     18,402     114,828
#*  GT Advanced Technologies, Inc.                           72,222     283,832
*   Guidance Software, Inc.                                   5,853      61,574
    Hackett Group, Inc. (The)                                30,412     148,411
*   Harmonic, Inc.                                           99,915     567,517
#   Harris Corp.                                             58,839   2,718,362
*   Hauppauge Digital, Inc.                                   3,948       3,869
#   Heartland Payment Systems, Inc.                          26,526     872,440
    Hewlett-Packard Co.                                     561,700  11,571,020
*   Hittite Microwave Corp.                                  21,887   1,228,080
#*  Hutchinson Technology, Inc.                              19,571      54,799
    IAC/InterActiveCorp                                      86,425   4,068,025
*   ID Systems, Inc.                                          7,118      38,437
#*  Identive Group, Inc.                                     29,569      28,091
*   IEC Electronics Corp.                                     5,002      28,812
*   iGATE Corp.                                              36,872     615,394
*   iGO, Inc.                                                 1,270       3,162
*   Ikanos Communications, Inc.                               4,543       7,405
*   Imation Corp.                                            27,305     100,482
*   Immersion Corp.                                           9,931     105,169
#*  Infinera Corp.                                           83,017     699,003
#*  Informatica Corp.                                        76,878   2,531,593
*   Infosonics Corp.                                          2,000       1,002
*   Ingram Micro, Inc. Class A                              133,940   2,385,471
*   Innodata, Inc.                                           13,032      42,745
*   Inphi Corp.                                               7,100      66,811
*   Insight Enterprises, Inc.                                38,399     695,790
*   Integrated Device Technology, Inc.                      129,255     919,003
*   Integrated Silicon Solution, Inc.                        21,576     197,852
#   Intel Corp.                                           1,089,538  26,094,435
*   Intellicheck Mobilisa, Inc.                               4,118       2,100
*   Interactive Intelligence Group, Inc.                      6,712     278,078
#   InterDigital, Inc.                                       29,340   1,302,989
*   Intermec, Inc.                                           44,508     437,959
*   Internap Network Services Corp.                          45,600     363,888
#   International Business Machines Corp.                   233,618  47,316,990
#*  International Rectifier Corp.                            56,708   1,202,777
*   Interphase Corp.                                          2,397       5,705
    Intersil Corp. Class A                                   99,478     771,949

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    inTEST Corp.                                              1,100 $     3,190
*   Intevac, Inc.                                            16,827      76,226
*   IntraLinks Holdings, Inc.                                 4,248      24,299
*   IntriCon Corp.                                            2,604      10,494
#   Intuit, Inc.                                             53,965   3,218,473
*   Inuvo, Inc.                                                 773         603
#   IPG Photonics Corp.                                      36,110   2,299,485
*   Iteris, Inc.                                              3,700       5,772
#*  Itron, Inc.                                              34,439   1,365,506
*   Ixia                                                     52,981     872,597
    IXYS Corp.                                               23,823     215,836
#   j2 Global, Inc.                                          36,541   1,487,219
#   Jabil Circuit, Inc.                                     179,872   3,201,722
    Jack Henry & Associates, Inc.                            61,483   2,852,811
#*  JDS Uniphase Corp.                                      163,750   2,210,625
*   Juniper Networks, Inc.                                  334,630   5,538,126
*   Kemet Corp.                                              38,237     238,217
*   Key Tronic Corp.                                          8,234      93,044
    Keynote Systems, Inc.                                    13,240     148,420
*   KIT Digital, Inc.                                        30,712       9,367
    KLA-Tencor Corp.                                         62,178   3,373,156
*   Kopin Corp.                                              52,846     174,920
*   Kulicke & Soffa Industries, Inc.                         64,968     751,030
*   KVH Industries, Inc.                                     10,541     139,247
*   Lam Research Corp.                                      108,329   5,006,966
*   Lattice Semiconductor Corp.                             100,826     468,841
    Lender Processing Services, Inc.                         58,010   1,609,197
#   Lexmark International, Inc. Class A                      55,504   1,682,326
*   LGL Group, Inc. (The)                                       964       5,013
*   Limelight Networks, Inc.                                 80,422     155,214
#   Linear Technology Corp.                                  67,620   2,468,130
*   LinkedIn Corp. Class A                                   21,479   4,125,901
*   Lionbridge Technologies, Inc.                            40,186     137,436
#*  Liquidity Services, Inc.                                  2,998      98,634
    Littelfuse, Inc.                                         15,655   1,093,032
*   LogMeIn, Inc.                                             3,363      75,937
*   LoJack Corp.                                             18,587      65,240
*   LSI Corp.                                               380,463   2,488,228
*   LTX-Credence Corp.                                       41,824     246,762
*   Magnachip Semiconductor Corp.                            31,543     505,950
*   Manhattan Associates, Inc.                               14,388   1,010,181
#   ManTech International Corp. Class A                      20,395     544,343
    Marchex, Inc. Class B                                    18,835      77,789
*   Market Leader, Inc.                                      10,341     103,617
#   Marvell Technology Group, Ltd.                          342,159   3,681,631
    Mastercard, Inc. Class A                                 23,003  12,719,049
#*  Mattersight Corp.                                         2,290      10,717
*   Mattson Technology, Inc.                                 33,768      52,003
#   Maxim Integrated Products, Inc.                         106,916   3,306,912
    MAXIMUS, Inc.                                            22,372   1,782,825
*   MaxLinear, Inc. Class A                                   3,810      23,736
*   Maxwell Technologies, Inc.                               14,288      87,157

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Measurement Specialties, Inc.                            10,877 $   465,209
#*  MEMC Electronic Materials, Inc.                         205,115   1,107,621
*   MEMSIC, Inc.                                             14,652      59,634
    Mentor Graphics Corp.                                   100,315   1,831,752
#*  Mercury Systems, Inc.                                    23,032     178,037
    Mesa Laboratories, Inc.                                   2,278     112,442
    Methode Electronics, Inc.                                32,923     473,433
    Micrel, Inc.                                             41,330     415,780
#   Microchip Technology, Inc.                               71,648   2,609,420
*   Micron Technology, Inc.                                 675,187   6,360,262
#*  MICROS Systems, Inc.                                     41,698   1,768,412
*   Microsemi Corp.                                          81,214   1,689,251
#   Microsoft Corp.                                       1,531,421  50,690,035
#*  Mindspeed Technologies, Inc.                             28,582      65,453
    MKS Instruments, Inc.                                    46,931   1,261,036
    MOCON, Inc.                                               3,434      49,793
*   ModusLink Global Solutions, Inc.                         27,305      76,454
#   Molex, Inc.                                              63,695   1,756,071
    Molex, Inc. Class A                                      54,874   1,279,113
#*  MoneyGram International, Inc.                            18,841     311,065
    Monolithic Power Systems, Inc.                           25,503     615,132
    Monotype Imaging Holdings, Inc.                          25,404     589,119
#*  Monster Worldwide, Inc.                                  97,000     424,860
*   MoSys, Inc.                                              23,060     104,231
    Motorola Solutions, Inc.                                 68,951   3,943,997
*   Move, Inc.                                               26,766     305,400
    MTS Systems Corp.                                        11,185     681,726
*   Multi-Fineline Electronix, Inc.                          19,220     292,913
*   Nanometrics, Inc.                                        19,569     274,553
*   NAPCO Security Technologies, Inc.                         8,159      34,594
#   National Instruments Corp.                               88,181   2,409,987
*   NCI, Inc. Class A                                         5,008      21,134
*   NCR Corp.                                               116,768   3,184,263
*   NeoPhotonics Corp.                                        1,440       7,934
*   NetApp, Inc.                                             73,014   2,547,458
*   NETGEAR, Inc.                                            32,995     982,921
#*  Netlist, Inc.                                            11,100       6,305
*   Netscout Systems, Inc.                                   28,962     660,623
#*  NetSuite, Inc.                                           17,837   1,568,943
*   NeuStar, Inc. Class A                                    47,303   2,075,183
*   Newport Corp.                                            33,962     514,524
    NIC, Inc.                                                15,586     262,468
*   Novatel Wireless, Inc.                                   18,900      49,518
#*  Nuance Communications, Inc.                             118,781   2,261,590
*   Numerex Corp. Class A                                     7,300      75,336
#   NVIDIA Corp.                                            410,493   5,652,489
#*  Oclaro, Inc.                                             55,087      74,918
*   Official Payments Holdings, Inc.                          9,892      55,593
*   OmniVision Technologies, Inc.                            46,828     627,963
#*  ON Semiconductor Corp.                                  282,693   2,221,967
*   Onvia, Inc.                                                 442       2,051
*   Oplink Communications, Inc.                              15,927     261,521

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Optical Cable Corp.                                       3,696 $    15,449
    Oracle Corp.                                            824,388  27,023,439
*   OSI Systems, Inc.                                        13,455     770,971
*   PAR Technology Corp.                                      8,654      36,260
    Park Electrochemical Corp.                               17,386     415,004
#*  Parkervision, Inc.                                        2,905      11,591
#   Paychex, Inc.                                           106,170   3,865,650
    PC Connection, Inc.                                      18,315     282,784
    PC-Tel, Inc.                                             12,027      80,220
*   PCM, Inc.                                                 7,619      55,238
*   PDF Solutions, Inc.                                      16,670     285,224
    Perceptron, Inc.                                          6,552      45,798
*   Perficient, Inc.                                         28,104     294,530
*   Performance Technologies, Inc.                            4,350       3,654
*   Pericom Semiconductor Corp.                              18,286     118,128
*   Photronics, Inc.                                         53,760     424,166
*   Pixelworks, Inc.                                          8,118      18,671
*   Planar Systems, Inc.                                      9,180      15,698
    Plantronics, Inc.                                        30,271   1,326,475
*   Plexus Corp.                                             28,816     777,168
*   PLX Technology, Inc.                                     26,267     122,667
*   PMC--Sierra, Inc.                                       182,625   1,051,920
*   Polycom, Inc.                                           103,974   1,091,727
    Power Integrations, Inc.                                 20,027     829,318
*   Power-One, Inc.                                         100,440     634,781
*   PRGX Global, Inc.                                        15,965      89,244
#*  Procera Networks, Inc.                                    3,480      38,593
*   Progress Software Corp.                                  51,253   1,156,780
*   PROS Holdings, Inc.                                      10,446     270,760
#*  PTC, Inc.                                                85,480   2,052,375
#*  Pulse Electronics Corp.                                  13,080       4,264
    QAD, Inc. Class A                                         5,194      62,744
    QAD, Inc. Class B                                         1,959      20,609
*   QLogic Corp.                                             74,698     811,220
    QUALCOMM, Inc.                                          373,897  23,039,533
*   Qualstar Corp.                                            3,826       6,925
#*  Quantum Corp.                                           104,104     148,869
#*  QuickLogic Corp.                                          7,193      18,414
*   QuinStreet, Inc.                                         30,209     197,567
#*  Rackspace Hosting, Inc.                                  36,495   1,759,059
*   Radisys Corp.                                            20,449     101,427
*   Rainmaker Systems, Inc.                                   4,893       2,447
*   Rambus, Inc.                                             51,580     358,997
#*  RealD, Inc.                                              33,877     507,139
*   RealNetworks, Inc.                                       26,207     201,794
*   Red Hat, Inc.                                            48,409   2,320,243
*   Reis, Inc.                                                6,081      97,478
*   Relm Wireless Corp.                                       1,238       2,946
*   Remark Media, Inc.                                        1,020       3,315
#*  Responsys, Inc.                                          18,212     141,507
    RF Industries, Ltd.                                       4,931      29,537
*   RF Micro Devices, Inc.                                  241,306   1,353,727

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
    Richardson Electronics, Ltd.                              9,355 $  109,734
    Rimage Corp.                                              6,460     58,205
#*  Riverbed Technology, Inc.                               110,153  1,636,874
*   Rofin-Sinar Technologies, Inc.                           23,848    593,815
#*  Rogers Corp.                                             14,918    636,104
*   Rosetta Stone, Inc.                                      16,862    285,474
*   Rovi Corp.                                               34,018    795,681
#*  Rubicon Technology, Inc.                                 18,250    135,233
#*  Rudolph Technologies, Inc.                               28,723    335,197
*   Saba Software, Inc.                                      10,919     99,363
#   SAIC, Inc.                                              297,634  4,446,652
#*  Salesforce.com, Inc.                                    109,500  4,501,545
*   SanDisk Corp.                                           161,761  8,482,747
*   Sanmina Corp.                                            70,642    891,502
*   Sapient Corp.                                            98,359  1,148,833
*   ScanSource, Inc.                                         22,502    651,883
*   Scientific Learning Corp.                                 3,436      3,436
*   Seachange International, Inc.                            27,925    303,266
    Seagate Technology P.L.C.                               140,077  5,140,826
*   Semtech Corp.                                            46,415  1,488,529
*   Sevcon, Inc.                                                613      2,452
*   ShoreTel, Inc.                                           33,298    120,206
*   Sigma Designs, Inc.                                      26,433    125,821
*   Silicon Graphics International Corp.                     21,444    278,772
*   Silicon Image, Inc.                                      68,530    337,853
*   Silicon Laboratories, Inc.                               29,838  1,184,867
#*  Skyworks Solutions, Inc.                                 64,819  1,430,555
*   Smith Micro Software, Inc.                               22,674     31,744
*   SMTC Corp.                                               10,077     22,270
*   SolarWinds, Inc.                                         27,322  1,389,324
    Solera Holdings, Inc.                                    45,933  2,644,822
*   Sonus Networks, Inc.                                    244,639    513,742
    Soundbite Communications, Inc.                            1,385      4,238
*   Sourcefire, Inc.                                          1,293     61,754
*   Spansion, Inc. Class A                                   51,364    667,218
*   Spark Networks, Inc.                                      7,600     51,832
*   Spire Corp.                                               3,300      2,046
#*  SS&C Technologies Holdings, Inc.                         66,976  2,055,493
*   Stamps.com, Inc.                                         10,610    359,042
*   StarTek, Inc.                                             8,170     56,618
#*  STEC, Inc.                                               34,774    126,230
*   STR Holdings, Inc.                                       11,700     26,325
#*  Stratasys, Ltd.                                           9,911    823,109
#*  SunPower Corp.                                          104,563  1,421,011
*   Super Micro Computer, Inc.                               26,084    250,928
    Supertex, Inc.                                           10,226    215,564
*   support.com, Inc.                                        36,023    143,732
*   Sykes Enterprises, Inc.                                  36,600    563,274
*   Symantec Corp.                                          136,310  3,312,333
*   Symmetricom, Inc.                                        33,506    174,231
*   Synaptics, Inc.                                          22,643    933,571
*   Synchronoss Technologies, Inc.                            7,760    219,918

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   SYNNEX Corp.                                             33,015 $ 1,142,319
*   Synopsys, Inc.                                           98,869   3,516,770
    Syntel, Inc.                                             26,188   1,654,296
#*  Take-Two Interactive Software, Inc.                      65,258     995,837
    TE Connectivity, Ltd.                                   126,207   5,496,315
*   Tech Data Corp.                                          33,458   1,563,492
*   TechTarget, Inc.                                         23,267     103,305
*   TeleCommunication Systems, Inc. Class A                  40,503      78,171
*   Telenav, Inc.                                            29,514     154,653
*   TeleTech Holdings, Inc.                                  37,239     792,818
    Tellabs, Inc.                                           302,697     626,583
    Telular Corp.                                            10,484     133,881
#*  Teradata Corp.                                           43,236   2,208,063
#*  Teradyne, Inc.                                          169,392   2,784,804
    Tessco Technologies, Inc.                                 6,747     137,909
    Tessera Technologies, Inc.                               46,542     948,061
#   Texas Instruments, Inc.                                 226,981   8,218,982
    TheStreet, Inc.                                          10,517      19,562
#*  TIBCO Software, Inc.                                     73,100   1,418,871
    Total System Services, Inc.                             104,463   2,467,416
    Transact Technologies, Inc.                               5,192      38,992
*   Transwitch Corp.                                            131          55
#*  Trimble Navigation, Ltd.                                 85,222   2,449,280
*   Trio Tech International                                   1,525       3,050
*   TriQuint Semiconductor, Inc.                            133,608     780,271
    TSR, Inc.                                                   210         699
*   TTM Technologies, Inc.                                   63,062     455,938
*   Tyler Technologies, Inc.                                 17,136   1,083,681
*   Ultimate Software Group, Inc.                             4,627     446,922
*   Ultra Clean Holdings                                     17,376     108,774
*   Ultratech, Inc.                                          19,240     567,003
*   Unisys Corp.                                             31,416     600,988
    United Online, Inc.                                      79,159     538,281
*   Unwired Planet, Inc.                                     39,688      78,582
#*  USA Technologies, Inc.                                   15,296      31,969
*   UTStarcom Holdings Corp.                                 13,753      38,096
#*  ValueClick, Inc.                                         54,051   1,668,014
#*  Veeco Instruments, Inc.                                  34,361   1,308,123
#*  VeriFone Systems, Inc.                                   53,008   1,138,612
*   Verint Systems, Inc.                                      7,016     231,809
#*  VeriSign, Inc.                                           41,866   1,928,767
*   ViaSat, Inc.                                             37,708   1,827,707
*   Viasystems Group, Inc.                                   11,635     147,997
*   Vicon Industries, Inc.                                      600       2,010
*   Video Display Corp.                                       3,612      13,184
*   Virtusa Corp.                                            22,068     490,130
    Visa, Inc. Class A                                      116,505  19,626,432
#*  Vishay Intertechnology, Inc.                            116,490   1,635,520
*   Vishay Precision Group, Inc.                              9,993     143,200
#*  VistaPrint NV                                            23,086     941,909
*   VMware, Inc. Class A                                     15,001   1,057,570
*   Volterra Semiconductor Corp.                             15,943     207,418

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
#*  Wave Systems Corp. Class A                               1,900 $        912
    Wayside Technology Group, Inc.                           2,300       27,577
*   Web.com Group, Inc.                                     31,944      555,826
*   WebMD Health Corp.                                      31,478      760,194
*   Websense, Inc.                                          10,792      192,529
*   Westell Technologies, Inc. Class A                      39,627       77,669
    Western Digital Corp.                                  161,010    8,900,633
#   Western Union Co. (The)                                155,080    2,296,735
*   WEX, Inc.                                               27,448    2,080,009
*   Wireless Telecom Group, Inc.                             3,316        6,168
#*  WPCS International, Inc.                                 2,200          792
    Xerox Corp.                                            809,256    6,943,416
    Xilinx, Inc.                                            56,586    2,145,175
*   XO Group, Inc.                                          23,017      259,171
    Xyratex, Ltd.                                           22,864      244,188
*   Yahoo!, Inc.                                           346,508    8,569,143
*   Zebra Technologies Corp. Class A                        34,150    1,593,097
#*  Zix Corp.                                               41,604      156,431
*   Zygo Corp.                                              12,157      181,869
#*  Zynga, Inc. Class A                                    530,459    1,692,164
                                                                   ------------
Total Information Technology                                        942,094,778
                                                                   ------------
Materials -- (4.1%)
    A Schulman, Inc.                                        26,155      679,245
*   AEP Industries, Inc.                                     3,761      289,973
    Air Products & Chemicals, Inc.                          34,891    3,034,121
    Airgas, Inc.                                            38,100    3,682,365
#   Albemarle Corp.                                         28,735    1,760,019
#   Alcoa, Inc.                                            687,756    5,845,926
#   Allegheny Technologies, Inc.                            94,258    2,543,081
#*  Allied Nevada Gold Corp.                                61,549      658,574
#*  AM Castle & Co.                                         20,061      347,457
    AMCOL International Corp.                               21,930      674,786
*   American Biltrite, Inc.                                     17        6,970
*   American Pacific Corp.                                   3,651       89,486
    American Vanguard Corp.                                 20,061      578,559
#   Aptargroup, Inc.                                        43,863    2,460,714
*   Arabian American Development Co.                        13,745      104,599
    Ashland, Inc.                                           52,273    4,454,182
    Axiall Corp.                                            45,831    2,403,836
    Balchem Corp.                                           20,092      870,787
    Ball Corp.                                              40,385    1,781,786
    Bemis Co., Inc.                                         85,512    3,364,897
    Boise, Inc.                                             83,729      668,995
    Buckeye Technologies, Inc.                              33,563    1,261,633
#   Cabot Corp.                                             55,472    2,083,528
*   Calgon Carbon Corp.                                     47,248      805,106
#   Carpenter Technology Corp.                              34,604    1,555,796
#   Celanese Corp. Series A                                 37,133    1,834,742
*   Century Aluminum Co.                                    78,798      642,992
    CF Industries Holdings, Inc.                            33,971    6,335,931
    Chase Corp.                                              5,531      107,301

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
*   Chemtura Corp.                                           87,434 $ 1,858,847
*   Clearwater Paper Corp.                                   20,309     934,620
#   Cliffs Natural Resources, Inc.                           80,521   1,718,318
*   Coeur d'Alene Mines Corp.                                77,841   1,186,297
    Commercial Metals Co.                                   103,333   1,510,728
#   Compass Minerals International, Inc.                     22,812   1,974,151
*   Contango ORE, Inc.                                          833       7,160
*   Continental Materials Corp.                                 268       4,623
*   Core Molding Technologies, Inc.                           5,580      49,718
*   Crown Holdings, Inc.                                     41,845   1,785,945
    Cytec Industries, Inc.                                   40,233   2,931,376
    Deltic Timber Corp.                                       6,112     381,878
    Domtar Corp.                                             30,679   2,132,497
    Dow Chemical Co. (The)                                  364,876  12,372,945
#   Eagle Materials, Inc.                                    35,241   2,387,578
    Eastman Chemical Co.                                     55,857   3,722,869
#   Ecolab, Inc.                                             92,507   7,827,942
#   EI du Pont de Nemours & Co.                             182,130   9,927,906
*   Ferro Corp.                                              74,702     525,902
#*  Flotek Industries, Inc.                                  19,256     308,866
#   FMC Corp.                                                35,033   2,126,503
#   Freeport-McMoRan Copper & Gold, Inc.                    288,867   8,790,223
    Friedman Industries, Inc.                                 5,521      52,560
    FutureFuel Corp.                                         20,014     245,172
*   General Moly, Inc.                                       63,899     118,852
    Globe Specialty Metals, Inc.                             52,261     682,529
#*  Golden Minerals Co.                                       7,014      12,766
*   Graphic Packaging Holding Co.                           269,699   2,028,137
#   Greif, Inc. Class A                                      22,465   1,082,139
    Greif, Inc. Class B                                      14,223     736,609
#   Hawkins, Inc.                                             7,073     263,045
    Haynes International, Inc.                                8,863     430,830
    HB Fuller Co.                                            40,448   1,532,979
*   Headwaters, Inc.                                         36,139     392,470
#   Hecla Mining Co.                                        247,286     840,772
*   Horsehead Holding Corp.                                  37,675     403,123
    Huntsman Corp.                                          208,536   3,932,989
    Innophos Holdings, Inc.                                  14,224     729,833
    Innospec, Inc.                                           19,194     844,728
#   International Flavors & Fragrances, Inc.                 19,900   1,536,081
    International Paper Co.                                 147,971   6,951,678
#   Intrepid Potash, Inc.                                    65,369   1,203,443
    Kaiser Aluminum Corp.                                    16,078   1,012,914
    KapStone Paper and Packaging Corp.                       41,517   1,228,073
    KMG Chemicals, Inc.                                       8,825     162,027
    Koppers Holdings, Inc.                                    8,443     370,732
*   Kraton Performance Polymers, Inc.                        27,573     626,183
#   Kronos Worldwide, Inc.                                   56,104     991,919
*   Landec Corp.                                             22,777     305,440
*   Louisiana-Pacific Corp.                                 113,401   2,054,826
*   LSB Industries, Inc.                                     14,765     482,225
    LyondellBasell Industries NV Class A                     64,252   3,900,096

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
    Martin Marietta Materials, Inc.                          29,886 $ 3,018,187
*   Material Sciences Corp.                                   3,017      31,558
    Materion Corp.                                           16,898     447,628
#*  McEwen Mining, Inc.                                     136,545     318,150
    MeadWestvaco Corp.                                      115,911   3,996,611
*   Mercer International, Inc.                               42,084     264,708
    Minerals Technologies, Inc.                              31,198   1,267,575
#*  Mines Management, Inc.                                    4,267       3,371
*   Mod-Pac Corp.                                             1,105       9,227
#*  Molycorp, Inc.                                           10,678      62,360
    Monsanto Co.                                            114,414  12,221,704
    Mosaic Co. (The)                                         92,450   5,693,996
    Myers Industries, Inc.                                   23,439     347,366
    Neenah Paper, Inc.                                       10,961     315,238
#   NewMarket Corp.                                           8,104   2,177,545
    Newmont Mining Corp.                                    142,662   4,622,249
    Noranda Aluminum Holding Corp.                           43,884     167,198
*   Northern Technologies International Corp.                 2,180      23,544
    Nucor Corp.                                             209,661   9,145,413
#   Olin Corp.                                               71,399   1,725,714
    Olympic Steel, Inc.                                       8,808     176,160
*   OM Group, Inc.                                           28,483     696,979
*   OMNOVA Solutions, Inc.                                   34,023     226,933
*   Owens-Illinois, Inc.                                    116,401   3,059,018
    Packaging Corp. of America                               69,739   3,316,787
*   Penford Corp.                                             8,623      94,853
    PH Glatfelter Co.                                        35,183     844,392
    PolyOne Corp.                                            70,323   1,584,377
#   PPG Industries, Inc.                                     28,508   4,194,667
    Praxair, Inc.                                            61,216   6,996,989
    Quaker Chemical Corp.                                     9,695     598,375
    Reliance Steel & Aluminum Co.                            61,581   4,007,076
#*  Resolute Forest Products, Inc.                               97       1,419
    Rock Tenn Co. Class A                                    47,873   4,794,002
    Rockwood Holdings, Inc.                                  50,639   3,285,965
#   Royal Gold, Inc.                                         34,390   1,911,396
    RPM International, Inc.                                  94,599   3,065,008
#*  RTI International Metals, Inc.                           25,860     750,457
    Schnitzer Steel Industries, Inc. Class A                 21,977     539,096
    Schweitzer-Mauduit International, Inc.                   22,708     914,905
#   Scotts Miracle-Gro Co. (The) Class A                     43,014   1,950,685
    Sealed Air Corp.                                        169,269   3,744,230
*   Senomyx, Inc.                                             8,376      17,171
    Sensient Technologies Corp.                              44,499   1,751,036
#   Sherwin-Williams Co. (The)                               25,786   4,721,674
#   Sigma-Aldrich Corp.                                      26,317   2,070,885
    Silgan Holdings, Inc.                                    48,344   2,314,227
*   Silver Bull Resources, Inc.                                 500         188
#*  Solitario Exploration & Royalty Corp.                     1,700       2,057
    Sonoco Products Co.                                      72,434   2,538,087
#   Southern Copper Corp.                                    41,034   1,367,663
    Steel Dynamics, Inc.                                    195,885   2,946,110

                                      114

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CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
      Stepan Co.                                            13,960 $    794,882
*     Stillwater Mining Co.                                103,940    1,293,014
*     SunCoke Energy, Inc.                                  60,568      916,394
      Synalloy Corp.                                         4,755       66,998
#*    Texas Industries, Inc.                                23,386    1,489,221
      Tredegar Corp.                                        12,571      372,102
      Tronox, Ltd. Class A                                     849       17,438
*     United States Lime & Minerals, Inc.                    3,372      155,719
#     United States Steel Corp.                            125,557    2,234,915
*     Universal Stainless & Alloy Products, Inc.             5,348      186,966
#     US Silica Holdings, Inc.                              23,415      478,368
      Valhi, Inc.                                           66,024    1,078,832
      Valspar Corp. (The)                                   63,347    4,042,806
#*    Verso Paper Corp.                                     12,902       15,611
#     Vulcan Materials Co.                                  87,672    4,373,079
#     Walter Energy, Inc.                                   54,392      974,705
      Wausau Paper Corp.                                    36,997      376,629
      Westlake Chemical Corp.                               35,426    2,945,318
      Worthington Industries, Inc.                          56,984    1,833,745
#*    WR Grace & Co.                                        27,933    2,153,914
      Zep, Inc.                                             15,509      235,737
*     Zoltek Cos., Inc.                                     29,849      394,305
                                                                   ------------
Total Materials                                                     287,322,356
                                                                   ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           2,293           --
(o)*  Concord Camera Corp. Escrow Shares                       405           --
(o)*  Gerber Scientific, Inc. Escrow Shares                 15,579           --
(o)*  Price Communications Liquidation Trust                 5,700           --
(o)*  Softbrands, Inc. Escrow Shares                         3,200           --
(o)*  Voyager Learning Co. Escrow Shares                       669           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Telecommunication Services -- (2.2%)
      Alteva                                                 3,521       36,689
      AT&T, Inc.                                         1,714,631   64,230,077
      Atlantic Tele-Network, Inc.                           13,287      674,581
#*    Boingo Wireless, Inc.                                  4,724       29,431
*     Cbeyond, Inc.                                         25,107      220,439
#     CenturyLink, Inc.                                    186,399    7,003,010
*     Cincinnati Bell, Inc.                                122,433      430,964
      Consolidated Communications Holdings, Inc.            22,177      408,722
*     Crown Castle International Corp.                      59,315    4,567,255
#     Frontier Communications Corp.                        616,047    2,562,755
*     General Communication, Inc. Class A                   32,956      320,003
      HickoryTech Corp.                                      8,612       88,531
      IDT Corp. Class B                                     14,221      210,329
#*    Iridium Communications, Inc.                          57,785      387,737
#*    Leap Wireless International, Inc.                     51,554      294,889
#*    Level 3 Communications, Inc.                          69,928    1,407,651
#     Lumos Networks Corp.                                  11,746      158,454
*     MetroPCS Communications, Inc.                        186,127    2,203,744

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CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Telecommunication Services -- (Continued)
    Neutral Tandem, Inc.                                    25,294 $     75,376
#*  NII Holdings, Inc.                                      86,707      754,351
#   NTELOS Holdings Corp.                                    7,540      110,989
*   ORBCOMM, Inc.                                           33,129      156,700
*   Premiere Global Services, Inc.                          41,647      467,696
    Primus Telecommunications Group, Inc.                    6,362       79,970
#*  SBA Communications Corp. Class A                        36,507    2,883,688
    Shenandoah Telecommunications Co.                       19,685      322,637
*   Sprint Nextel Corp.                                  1,449,574   10,219,497
    Telephone & Data Systems, Inc.                          86,808    1,947,971
#*  tw telecom, Inc.                                       105,415    2,854,638
*   United States Cellular Corp.                            23,989      922,137
    USA Mobility, Inc.                                      17,270      234,354
#   Verizon Communications, Inc.                           743,452   40,079,497
*   Vonage Holdings Corp.                                  109,396      333,658
#   Windstream Corp.                                       352,407    3,002,508
                                                                   ------------
Total Telecommunication Services                                    149,680,928
                                                                   ------------
Utilities -- (3.0%)
    AES Corp.                                              414,083    5,739,190
#   AGL Resources, Inc.                                     60,337    2,645,777
    ALLETE, Inc.                                            27,856    1,430,406
    Alliant Energy Corp.                                    37,851    2,025,407
    Ameren Corp.                                            60,843    2,205,559
    American Electric Power Co., Inc.                      105,913    5,447,106
    American States Water Co.                               13,649      757,246
    American Water Works Co., Inc.                          50,293    2,106,271
#   Aqua America, Inc.                                     100,106    3,176,363
    Artesian Resources Corp. Class A                         4,218       99,418
#   Atmos Energy Corp.                                      62,666    2,780,490
    Avista Corp.                                            42,741    1,198,885
    Black Hills Corp.                                       31,641    1,483,646
*   Cadiz, Inc.                                              2,464       14,513
    California Water Service Group                          33,403      669,730
*   Calpine Corp.                                          272,057    5,911,799
    CenterPoint Energy, Inc.                               115,484    2,850,145
    CH Energy Group, Inc.                                   10,263      666,787
    Chesapeake Utilities Corp.                               6,618      353,136
    Cleco Corp.                                             42,059    2,082,762
#   CMS Energy Corp.                                        74,200    2,221,548
    Connecticut Water Service, Inc.                          5,787      164,814
    Consolidated Edison, Inc.                               62,715    3,991,810
    Consolidated Water Co., Ltd.                             8,801       87,746
    Delta Natural Gas Co., Inc.                              2,858       61,961
    Dominion Resources, Inc.                               127,446    7,860,869
    DTE Energy Co.                                          45,434    3,311,230
    Duke Energy Corp.                                      156,655   11,780,456
*   Dynegy, Inc.                                            56,836    1,404,418
    Edison International                                    69,891    3,760,136
    El Paso Electric Co.                                    28,650    1,073,229
    Empire District Electric Co. (The)                      30,110      694,638
#   Entergy Corp.                                           46,115    3,284,771

                                      116

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Utilities -- (Continued)
#   Exelon Corp.                                            173,539 $6,509,448
#   FirstEnergy Corp.                                        81,006  3,774,880
#   Gas Natural, Inc.                                         3,269     33,769
    Genie Energy, Ltd. Class B                               16,745    180,511
    Great Plains Energy, Inc.                               107,245  2,587,822
#   Hawaiian Electric Industries, Inc.                       69,100  1,955,530
    IDACORP, Inc.                                            34,981  1,721,415
#   Integrys Energy Group, Inc.                              45,029  2,771,985
#   ITC Holdings Corp.                                       35,749  3,296,773
#   Laclede Group, Inc. (The)                                15,258    712,701
#   MDU Resources Group, Inc.                               103,714  2,587,664
    MGE Energy, Inc.                                         16,276    909,015
    Middlesex Water Co.                                      10,798    211,749
#   National Fuel Gas Co.                                    22,658  1,421,110
    New Jersey Resources Corp.                               28,233  1,332,598
    NextEra Energy, Inc.                                     89,217  7,318,470
#   NiSource, Inc.                                           78,026  2,397,739
    Northeast Utilities                                      86,215  3,908,126
#   Northwest Natural Gas Co.                                17,592    782,316
    NorthWestern Corp.                                       26,270  1,130,135
    NRG Energy, Inc.                                        217,042  6,048,961
#   NV Energy, Inc.                                         127,463  2,757,025
    OGE Energy Corp.                                         24,269  1,757,804
#   ONEOK, Inc.                                              59,472  3,054,482
#   Ormat Technologies, Inc.                                 33,157    720,833
    Otter Tail Corp.                                         25,833    805,990
#   Pepco Holdings, Inc.                                     64,729  1,462,875
#   PG&E Corp.                                               95,411  4,621,709
    Piedmont Natural Gas Co., Inc.                           53,014  1,825,272
#   Pinnacle West Capital Corp.                              28,437  1,731,813
    PNM Resources, Inc.                                      56,560  1,358,006
    Portland General Electric Co.                            53,976  1,740,726
    PPL Corp.                                               126,522  4,223,304
#   Public Service Enterprise Group, Inc.                   133,879  4,901,310
    Questar Corp.                                           121,672  3,089,252
    RGC Resources, Inc.                                       1,530     30,585
#   SCANA Corp.                                              35,511  1,924,696
    Sempra Energy                                            50,235  4,161,970
    SJW Corp.                                                13,992    354,837
    South Jersey Industries, Inc.                            22,195  1,369,431
#   Southern Co. (The)                                      194,017  9,357,440
    Southwest Gas Corp.                                      32,283  1,635,780
#*  Synthesis Energy Systems, Inc.                           27,753     29,973
#   TECO Energy, Inc.                                       150,390  2,876,961
    UGI Corp.                                               100,406  4,114,638
    UIL Holdings Corp.                                       36,170  1,506,119
    Unitil Corp.                                              9,202    278,913
    UNS Energy Corp.                                         29,490  1,502,810
    Vectren Corp.                                            57,922  2,175,550
#   Westar Energy, Inc.                                      87,742  3,067,460
    WGL Holdings, Inc.                                       36,927  1,706,766
#   Wisconsin Energy Corp.                                   64,290  2,889,193

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
Utilities -- (Continued)
      Xcel Energy, Inc.                                  106,099 $    3,372,887
      York Water Co.                                       8,255        154,781
                                                                 --------------
Total Utilities                                                     211,496,170
                                                                 --------------
TOTAL COMMON STOCKS                                               6,051,203,591
                                                                 --------------
PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
(o)*  Enron TOPRS 8.125PCT Escrow Shares                     666             --
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*  Capital Bank Corp. Contingent Value Rights             988             --
(o)*  CVR Energy, Inc. Contingent Value Rights            60,988             --
(o)*  Dynegy, Inc. Warrants 10/02/17                       6,796         13,592
(o)*  PhotoMedex, Inc. Contingent Value Warrants             389             --
(o)*  U.S. Concrete, Inc. Warrants Class A 08/31/17          294             --
(o)*  U.S. Concrete, Inc. Warrants Class B 08/31/17          294             --
(o)*  United Community Financial Corp. Rights              6,332            484
(o)*  Wright Medical Group, Inc. Contingent Value
        Rights                                             4,613         11,994
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    26,070
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.7%)
      State Street Institutional Liquid Reserves      45,236,061     45,236,061
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (12.4%)
(S)@  DFA Short Term Investment Fund                  74,510,716    862,088,981
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $5,462,403,208)              $6,958,554,703
                                                                 ==============

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

                         U.S. CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- ----------
COMMON STOCKS -- (88.0%)

Consumer Discretionary -- (12.6%)
*   1-800-Flowers.com, Inc. Class A                          46,103 $  273,391
    Aaron's, Inc.                                           119,695  3,436,443
#   Abercrombie & Fitch Co. Class A                          99,014  4,907,134
    Advance Auto Parts, Inc.                                 19,701  1,652,520
#*  Aeropostale, Inc.                                       127,133  1,863,770
*   AFC Enterprises, Inc.                                    22,826    727,693
    AH Belo Corp. Class A                                    25,063    145,365
*   ALCO Stores, Inc.                                           100        740
*   Amazon.com, Inc.                                         36,479  9,258,735
    Ambassadors Group, Inc.                                  23,469     78,621
*   AMC Networks, Inc. Class A                               34,612  2,180,902
    Amcon Distributing Co.                                      668     47,528
*   America's Car-Mart, Inc.                                 14,490    670,452
#*  American Apparel, Inc.                                   38,775     74,836
    American Eagle Outfitters, Inc.                         274,812  5,345,093
    American Greetings Corp. Class A                         29,700    547,668
#*  American Public Education, Inc.                          13,795    462,546
    Ameristar Casinos, Inc.                                  44,921  1,185,465
*   ANN, Inc.                                                68,590  2,026,149
#*  Apollo Group, Inc. Class A                               20,644    379,230
    Arbitron, Inc.                                           18,047    842,614
*   Arctic Cat, Inc.                                         21,376    961,706
    Ark Restaurants Corp.                                     4,916    107,070
*   Asbury Automotive Group, Inc.                            51,766  2,075,299
#*  Ascena Retail Group, Inc.                               217,988  4,032,778
*   Ascent Capital Group, Inc. Class A                       19,778  1,315,039
#   Autoliv, Inc.                                            39,955  3,053,361
*   AutoNation, Inc.                                        103,579  4,713,880
#*  AutoZone, Inc.                                            4,966  2,031,541
*   Ballantyne Strong, Inc.                                  17,770     79,787
#*  Bally Technologies, Inc.                                 37,045  1,973,758
*   Barnes & Noble, Inc.                                     98,183  1,780,058
    Bassett Furniture Industries, Inc.                       14,448    202,705
*   BB Liquidating, Inc.                                     10,100        152
    Beasley Broadcasting Group, Inc. Class A                  8,562     55,910
#*  Beazer Homes USA, Inc.                                   22,402    362,016
#   bebe stores, Inc.                                       124,785    706,283
#*  Bed Bath & Beyond, Inc.                                  45,415  3,124,552
    Belo Corp. Class A                                      157,142  1,684,562
#   Best Buy Co., Inc.                                      252,444  6,561,020
    Big 5 Sporting Goods Corp.                               36,064    605,875
#*  Big Lots, Inc.                                           63,685  2,319,408
*   Biglari Holdings, Inc.                                    2,394    927,148
#*  BJ's Restaurants, Inc.                                   33,901  1,162,804
*   Blue Nile, Inc.                                           5,804    189,385
#   Blyth, Inc.                                              24,520    404,090
    Bob Evans Farms, Inc.                                    44,192  1,915,281
*   Body Central Corp.                                       10,272    104,569
#   Bon-Ton Stores, Inc. (The)                               26,063    399,806
#*  Books-A-Million, Inc.                                    20,408     53,061
*   BorgWarner, Inc.                                         38,658  3,021,896

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    Bowl America, Inc. Class A                                3,937 $    50,157
#*  Boyd Gaming Corp.                                       103,900   1,246,800
*   Bravo Brio Restaurant Group, Inc.                        28,787     489,379
#*  Bridgepoint Education, Inc.                              56,317     607,097
#   Brinker International, Inc.                              52,003   2,022,917
*   Brookfield Residential Properties, Inc.                   5,046     120,549
    Brown Shoe Co., Inc.                                     65,046   1,099,928
    Brunswick Corp.                                          86,917   2,751,792
#   Buckle, Inc. (The)                                       38,775   1,882,526
#*  Buffalo Wild Wings, Inc.                                 23,569   2,121,210
*   Build-A-Bear Workshop, Inc.                              26,815     135,952
#*  Cabela's, Inc.                                          100,507   6,452,549
#   Cablevision Systems Corp. Class A                        95,506   1,419,219
*   Cache, Inc.                                              25,413      97,078
    Callaway Golf Co.                                       113,814     762,554
*   Cambium Learning Group, Inc.                             82,206      79,740
    Canterbury Park Holding Corp.                             5,270      61,923
#*  Capella Education Co.                                    20,286     718,530
*   Career Education Corp.                                  101,097     221,402
#*  CarMax, Inc.                                             80,589   3,710,318
*   Carmike Cinemas, Inc.                                    12,826     225,225
    Carnival Corp.                                          247,800   8,551,578
#   Carriage Services, Inc.                                  21,961     384,098
*   Carrols Restaurant Group, Inc.                           34,757     165,096
*   Carter's, Inc.                                           77,010   5,035,684
    Cato Corp. (The) Class A                                 42,931   1,030,773
*   Cavco Industries, Inc.                                   11,347     517,650
    CBS Corp. Class A                                        18,791     861,379
    CBS Corp. Class B                                       398,207  18,229,916
    CEC Entertainment, Inc.                                  23,178     773,450
#*  Central European Media Enterprises, Ltd. Class A         18,678      69,109
*   Charles & Colvard, Ltd.                                  19,498      75,847
#*  Charter Communications, Inc. Class A                      6,441     648,866
#   Cheesecake Factory, Inc. (The)                           87,024   3,465,296
    Cherokee, Inc.                                            8,005     104,305
#   Chico's FAS, Inc.                                       210,925   3,853,600
*   Children's Place Retail Stores, Inc. (The)               38,069   1,862,335
#*  Chipotle Mexican Grill, Inc.                              5,722   2,078,173
#   Choice Hotels International, Inc.                        36,199   1,413,933
*   Christopher & Banks Corp.                                43,680     303,576
    Churchill Downs, Inc.                                    26,952   2,060,750
    Cinemark Holdings, Inc.                                 153,849   4,752,396
*   Citi Trends, Inc.                                        22,270     262,118
*   Clear Channel Outdoor Holdings, Inc. Class A             55,873     403,962
#   Coach, Inc.                                              30,042   1,768,272
#*  Coast Distribution System (The)                           1,760       4,752
*   Cobra Electronics Corp.                                   9,352      28,711
#*  Coinstar, Inc.                                           48,358   2,553,786
#*  Coldwater Creek, Inc.                                    18,233      65,092
#   Collectors Universe                                       8,599     102,414
#   Columbia Sportswear Co.                                  50,929   2,984,439
    Comcast Corp. Class A                                 1,099,320  45,401,916

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Comcast Corp. Special Class A                           337,406 $13,256,682
#*  Conn's, Inc.                                             56,833   2,461,437
    Cooper Tire & Rubber Co.                                103,168   2,567,852
    Core-Mark Holding Co., Inc.                              17,468     909,035
#*  Corinthian Colleges, Inc.                               125,219     250,438
    Cracker Barrel Old Country Store, Inc.                   29,416   2,433,880
*   Crocs, Inc.                                             147,461   2,362,325
*   Crown Media Holdings, Inc. Class A                       51,149     104,855
    CSS Industries, Inc.                                      8,600     246,476
    CTC Media, Inc.                                         157,815   1,971,109
#   Culp, Inc.                                               18,403     298,865
#*  Cumulus Media, Inc. Class A                              22,186      70,773
    Dana Holding Corp.                                      227,791   3,929,395
#   Darden Restaurants, Inc.                                 51,600   2,664,108
#*  Deckers Outdoor Corp.                                    51,580   2,843,090
#*  dELiA*s, Inc.                                            15,474      10,207
*   Delta Apparel, Inc.                                      16,268     217,666
    Destination Maternity Corp.                              21,804     517,845
*   Destination XL Group, Inc.                               74,596     371,488
#   DeVry, Inc.                                              87,431   2,448,942
*   DGSE Cos., Inc.                                           8,710      44,247
#   Dick's Sporting Goods, Inc.                              28,649   1,378,017
#*  Digital Generation, Inc.                                 43,634     292,348
    Dillard's, Inc. Class A                                  87,901   7,243,921
#   DineEquity, Inc.                                         31,889   2,271,772
*   DIRECTV                                                 110,916   6,273,409
*   Discovery Communications, Inc.                           35,622   2,525,244
#*  Discovery Communications, Inc. Class A                   42,342   3,337,396
*   Discovery Communications, Inc. Class B                    2,270     178,933
    DISH Network Corp. Class A                               40,052   1,569,638
*   Dixie Group, Inc. (The)                                  11,235      67,185
*   Dollar General Corp.                                     23,310   1,214,218
*   Dollar Tree, Inc.                                        48,760   2,319,026
    Domino's Pizza, Inc.                                     57,309   3,163,457
#   Dorman Products, Inc.                                    54,753   2,066,378
    Dover Downs Gaming & Entertainment, Inc.                 18,137      33,372
    Dover Motorsports, Inc.                                   9,156      19,136
#   DR Horton, Inc.                                         360,331   9,397,433
#*  DreamWorks Animation SKG, Inc. Class A                  108,690   2,095,543
#   Drew Industries, Inc.                                    37,268   1,345,375
#   DSW, Inc. Class A                                        46,290   3,060,695
#   Dunkin' Brands Group, Inc.                               90,209   3,501,011
    EDCI Holdings, Inc.                                       3,419      10,855
#*  Education Management Corp.                               69,433     393,685
    Educational Development Corp.                             3,809      13,484
    Einstein Noah Restaurant Group, Inc.                     25,761     371,216
*   Emerson Radio Corp.                                      26,350      42,160
*   Emmis Communications Corp. Class A                        5,500       8,415
*   Empire Resorts, Inc.                                      4,000       7,640
#*  Entercom Communications Corp. Class A                    41,042     324,642
*   Entertainment Gaming Asia, Inc.                           2,058       4,075
    Entravision Communications Corp. Class A                 66,956     258,450

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Escalade, Inc.                                           10,743 $    61,665
#   Ethan Allen Interiors, Inc.                              47,995   1,405,294
*   Ever-Glory International Group, Inc.                      2,000       4,560
*   EW Scripps Co. Class A                                   69,386     963,772
#*  Exide Technologies                                      119,781     101,467
    Expedia, Inc.                                            53,030   2,961,195
*   Express, Inc.                                            48,802     888,684
#*  FAB Universal Corp.                                       8,003      35,453
#   Family Dollar Stores, Inc.                               53,600   3,289,432
*   Famous Dave's Of America, Inc.                           10,924     120,710
*   Federal-Mogul Corp.                                     103,878     777,007
*   Fiesta Restaurant Group, Inc.                            31,463     857,681
*   Fifth & Pacific Cos., Inc.                               32,645     673,140
    Finish Line, Inc. (The) Class A                          80,573   1,562,310
    Fisher Communications, Inc.                               9,960     412,543
*   Flanigan's Enterprises, Inc.                              1,000       7,680
#   Flexsteel Industries, Inc.                                7,812     160,849
    Foot Locker, Inc.                                       220,508   7,689,114
    Ford Motor Co.                                          333,761   4,575,863
*   Fossil, Inc.                                             40,441   3,968,071
    Fred's, Inc. Class A                                     58,107     826,863
    Frisch's Restaurants, Inc.                                7,545     123,134
#*  Fuel Systems Solutions, Inc.                             30,097     472,824
*   Full House Resorts, Inc.                                 19,925      54,993
#*  Furniture Brands International, Inc.                     62,024      68,226
*   G-III Apparel Group, Ltd.                                31,752   1,291,036
*   Gaiam, Inc. Class A                                      18,959      83,230
#   GameStop Corp. Class A                                  202,321   7,061,003
    Gaming Partners International Corp.                       8,266      71,418
#   Gannett Co., Inc.                                       359,653   7,250,605
    Gap, Inc. (The)                                         250,607   9,520,560
#   Garmin, Ltd.                                            135,206   4,743,027
#*  Geeknet, Inc.                                             7,665     100,258
*   General Motors Co.                                      407,062  12,553,792
*   Genesco, Inc.                                            40,175   2,472,771
#   Gentex Corp.                                            172,796   3,887,910
*   Gentherm, Inc.                                           37,754     574,993
#   Genuine Parts Co.                                        58,553   4,469,351
#*  Global Sources, Ltd.                                     29,825     203,407
    GNC Holdings, Inc. Class A                               12,952     587,114
#*  Goodyear Tire & Rubber Co. (The)                        154,229   1,927,091
*   Gordmans Stores, Inc.                                    12,089     136,364
*   Grand Canyon Education, Inc.                             52,834   1,350,965
*   Gray Television, Inc.                                    74,727     474,516
*   Gray Television, Inc. Class A                             3,160      18,549
#   Group 1 Automotive, Inc.                                 35,530   2,148,854
#*  Groupon, Inc.                                            18,899     115,284
#   Guess?, Inc.                                            123,109   3,407,657
#   H&R Block, Inc.                                          48,700   1,350,938
*   Hallwood Group, Inc. (The)                                1,023       8,158
*   Hampshire Group, Ltd.                                     1,000       2,775
#*  Hanesbrands, Inc.                                        47,175   2,366,298

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Harley-Davidson, Inc.                                    64,955 $ 3,549,791
    Harman International Industries, Inc.                   107,592   4,810,438
*   Harris Interactive, Inc.                                 13,112      21,635
    Harte-Hanks, Inc.                                        90,646     718,823
#   Hasbro, Inc.                                             34,967   1,656,387
#   Hastings Entertainment, Inc.                              2,673       6,749
    Haverty Furniture Cos., Inc.                             29,309     696,968
    Haverty Furniture Cos., Inc. Class A                      2,523      59,795
*   Helen of Troy, Ltd.                                      50,072   1,746,511
*   Here Media, Inc. (427105101)                                300          --
*   Here Media, Inc. (427105200)                                300          --
#*  hhgregg, Inc.                                            53,331     720,502
#*  Hibbett Sports, Inc.                                     24,675   1,353,424
    Hillenbrand, Inc.                                       104,378   2,623,019
#*  Hollywood Media Corp.                                    12,071      16,658
    Home Depot, Inc. (The)                                  301,629  22,124,487
#   Hooker Furniture Corp.                                   16,557     286,271
    Hot Topic, Inc.                                          67,559     942,448
    HSN, Inc.                                                62,267   3,273,999
*   Hyatt Hotels Corp. Class A                               19,750     842,930
*   Iconix Brand Group, Inc.                                111,831   3,203,958
    International Game Technology                            59,806   1,013,712
    International Speedway Corp. Class A                     42,200   1,387,114
    Interpublic Group of Cos., Inc. (The)                   412,069   5,703,035
    Interval Leisure Group, Inc.                             84,322   1,607,177
#*  iRobot Corp.                                             31,576     918,546
*   Isle of Capri Casinos, Inc.                              54,990     421,223
#*  ITT Educational Services, Inc.                           15,300     280,143
*   Jack in the Box, Inc.                                    70,959   2,543,880
    JAKKS Pacific, Inc.                                      27,534     300,396
*   Jarden Corp.                                            153,127   6,892,246
#   JC Penney Co., Inc.                                     188,258   3,091,196
#   John Wiley & Sons, Inc. Class A                          63,695   2,431,238
    John Wiley & Sons, Inc. Class B                           7,502     278,774
    Johnson Controls, Inc.                                  369,176  12,924,852
*   Johnson Outdoors, Inc. Class A                           19,561     458,901
    Jones Group, Inc. (The)                                 128,053   1,792,742
#*  Jos A Bank Clothiers, Inc.                               43,928   1,918,775
*   Journal Communications, Inc. Class A                     69,371     472,417
*   K-Swiss, Inc. Class A                                    35,759     169,498
#*  K12, Inc.                                                49,967   1,272,660
#   KB Home                                                 120,600   2,718,324
#*  Kid Brands, Inc.                                         43,775      49,466
*   Kirkland's, Inc.                                         28,827     347,654
#   Kohl's Corp.                                            122,452   5,762,591
*   Kona Grill, Inc.                                         11,997     116,971
    Koss Corp.                                                4,495      21,981
*   Krispy Kreme Doughnuts, Inc.                            103,485   1,413,605
    L Brands, Inc.                                          115,444   5,819,532
    La-Z-Boy, Inc.                                           85,244   1,539,507
*   Lakeland Industries, Inc.                                 7,818      31,194
*   Lamar Advertising Co. Class A                            64,341   3,012,446

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Las Vegas Sands Corp.                                    56,918 $ 3,201,638
*   Lazare Kaplan International, Inc.                         3,667       5,501
#*  LeapFrog Enterprises, Inc.                               88,244     788,901
#   Lear Corp.                                               74,859   4,325,353
*   Learning Tree International, Inc.                        16,482      61,808
*   Lee Enterprises, Inc.                                    46,810      67,406
#   Leggett & Platt, Inc.                                   187,397   6,041,679
#   Lennar Corp. Class A                                    217,231   8,954,262
    Lennar Corp. Class B                                     33,079   1,078,706
*   Libbey, Inc.                                             27,932     541,043
#*  Liberty Global, Inc. Class A                             24,979   1,807,730
*   Liberty Global, Inc. Class B                                808      58,447
#*  Liberty Global, Inc. Series C                            60,384   4,084,978
*   Liberty Interactive Corp. Class A                       542,102  11,541,352
*   Liberty Interactive Corp. Class B                        11,386     240,245
*   Liberty Media Corp. Class A                             135,703  15,589,561
*   Liberty Media Corp. Class B                               5,224     598,331
*   Liberty Ventures Series A                                32,345   2,376,387
*   Liberty Ventures Series B                                   569      41,867
#*  Life Time Fitness, Inc.                                  66,794   3,084,547
    Lifetime Brands, Inc.                                    15,818     213,543
*   LIN TV Corp. Class A                                     49,530     609,714
#   Lincoln Educational Services Corp.                       32,420     180,579
#*  Lions Gate Entertainment Corp.                              849      21,064
    Lithia Motors, Inc. Class A                              38,194   1,891,367
*   Live Nation Entertainment, Inc.                         302,322   3,818,327
#*  LKQ Corp.                                               376,352   9,062,556
    Loral Space & Communications, Inc.                       30,095   1,851,444
    Lowe's Cos., Inc.                                       440,112  16,909,103
*   Luby's, Inc.                                             35,781     243,669
#*  Lululemon Athletica, Inc.                                18,766   1,428,656
#*  Lumber Liquidators Holdings, Inc.                        34,916   2,861,715
*   M/I Homes, Inc.                                          33,353     820,484
    Mac-Gray Corp.                                           19,027     246,400
    Macy's, Inc.                                            276,516  12,332,614
*   Madison Square Garden Co. (The) Class A                  94,638   5,703,832
*   Maidenform Brands, Inc.                                  37,084     667,512
    Marcus Corp.                                             30,027     385,547
    Marine Products Corp.                                    47,094     340,490
*   MarineMax, Inc.                                          37,220     431,380
    Marriott International, Inc. Class A                     46,298   1,993,592
*   Marriott Vacations Worldwide Corp.                       10,927     496,960
*   Martha Stewart Living Omnimedia Class A                  60,321     148,993
    Mattel, Inc.                                            125,420   5,726,677
    Matthews International Corp. Class A                     42,640   1,569,578
#*  McClatchy Co. (The) Class A                              97,918     226,191
    McDonald's Corp.                                         93,700   9,570,518
#   MDC Holdings, Inc.                                       81,138   3,050,789
*   Media General, Inc. Class A                              37,031     303,654
    Men's Wearhouse, Inc. (The)                              81,646   2,735,141
#   Meredith Corp.                                           56,139   2,179,316
*   Meritage Homes Corp.                                     58,671   2,862,558

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CONTINUED

                                                           SHARES    VALUE+
                                                           ------- -----------
Consumer Discretionary -- (Continued)
*   MGM Resorts International                              496,550 $ 7,011,286
*   Modine Manufacturing Co.                                71,365     652,276
*   Mohawk Industries, Inc.                                 97,755  10,839,074
*   Monarch Casino & Resort, Inc.                           22,152     285,096
#   Monro Muffler Brake, Inc.                               46,126   1,907,771
#   Morningstar, Inc.                                       20,040   1,322,840
*   Motorcar Parts of America, Inc.                         17,266     103,251
    Movado Group, Inc.                                      31,119     941,039
*   MTR Gaming Group, Inc.                                  26,957      93,002
*   Multimedia Games Holding Co., Inc.                      25,419     626,833
    NACCO Industries, Inc. Class A                          10,535     611,241
*   Nathan's Famous, Inc.                                    7,706     344,073
    National CineMedia, Inc.                                54,611     886,883
*   Nautilus, Inc.                                          50,307     346,112
*   Navarre Corp.                                           36,221      88,379
#*  Netflix, Inc.                                           20,041   4,330,259
#*  Nevada Gold & Casinos, Inc.                              1,100       1,309
*   New York & Co., Inc.                                   100,138     446,615
*   New York Times Co. (The) Class A                       239,447   2,121,500
    Newell Rubbermaid, Inc.                                 92,609   2,439,321
    News Corp. Class A                                     846,333  26,210,933
    News Corp. Class B                                     305,808   9,516,745
    Nexstar Broadcasting Group, Inc. Class A                25,651     624,602
#   NIKE, Inc.                                              79,134   5,032,922
*   Nobility Homes, Inc.                                     2,557      14,511
#   Nordstrom, Inc.                                         42,272   2,392,173
    Nutrisystem, Inc.                                       42,029     340,435
*   NVR, Inc.                                                6,499   6,693,970
*   O'Reilly Automotive, Inc.                               90,600   9,723,192
*   Office Depot, Inc.                                     444,152   1,714,427
    OfficeMax, Inc.                                        134,321   1,546,035
#   Omnicom Group, Inc.                                     47,482   2,837,999
#*  Orbitz Worldwide, Inc.                                  89,814     537,088
#*  Orchard Supply Hardware Stores Corp. Class A             3,617       7,162
*   Orient-Express Hotels, Ltd. Class A                    157,124   1,586,952
    Outdoor Channel Holdings, Inc.                          35,986     314,878
#*  Overstock.com, Inc.                                     21,548     448,198
#   Oxford Industries, Inc.                                 24,128   1,426,689
#*  P&F Industries, Inc. Class A                             2,869      21,546
#*  Pacific Sunwear of California, Inc.                     84,041     231,113
#*  Panera Bread Co. Class A                                19,844   3,516,952
*   Papa John's International, Inc.                         29,488   1,857,744
#*  Penn National Gaming, Inc.                             118,104   6,914,989
#   Penske Automotive Group, Inc.                          139,211   4,304,404
*   Pep Boys-Manny Moe & Jack (The)                         85,896     996,394
#*  Perfumania Holdings, Inc.                                6,982      43,498
    Perry Ellis International, Inc.                         25,247     443,590
#   PetMed Express, Inc.                                    32,127     401,588
#   PetSmart, Inc.                                          39,873   2,720,934
#   Pier 1 Imports, Inc.                                   139,418   3,235,892
*   Pinnacle Entertainment, Inc.                            76,630   1,460,568
*   Point.360                                                6,026       6,267

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Polaris Industries, Inc.                                 32,961 $ 2,840,909
    Pool Corp.                                               56,154   2,752,669
*   Premier Exhibitions, Inc.                                 6,900      18,837
*   priceline.com, Inc.                                       4,200   2,923,158
*   PulteGroup, Inc.                                        570,771  11,980,483
    PVH Corp.                                                83,741   9,664,549
*   QEP Co., Inc.                                               670      10,894
#*  Quiksilver, Inc.                                        262,318   1,765,400
#*  Radio One, Inc. Class D                                  33,982      51,992
#   RadioShack Corp.                                        143,336     454,375
    Ralph Lauren Corp.                                       12,900   2,342,382
*   Reading International, Inc. Class A                      14,293      83,185
*   Reading International, Inc. Class B                         300       2,109
*   Red Lion Hotels Corp.                                    26,248     171,399
*   Red Robin Gourmet Burgers, Inc.                          23,338   1,128,859
#   Regal Entertainment Group Class A                       110,822   1,988,147
#   Regis Corp.                                              90,560   1,698,000
    Rent-A-Center, Inc.                                      96,937   3,386,009
*   Rentrak Corp.                                            11,567     261,877
    RG Barry Corp.                                           21,060     290,417
*   Rick's Cabaret International, Inc.                       11,506      97,111
*   Rocky Brands, Inc.                                        8,403     124,364
    Ross Stores, Inc.                                        84,222   5,564,548
    Royal Caribbean Cruises, Ltd.                           231,893   8,471,051
#*  Ruby Tuesday, Inc.                                      104,938   1,011,602
#*  rue21, Inc.                                              29,392     937,605
*   Ruth's Hospitality Group, Inc.                           58,503     579,765
#   Ryland Group, Inc. (The)                                 69,112   3,114,187
    Saga Communications, Inc. Class A                         5,094     234,528
#*  Saks, Inc.                                              243,217   2,809,156
    Salem Communications Corp. Class A                       21,782     199,959
*   Sally Beauty Holdings, Inc.                             101,280   3,044,477
#   Scholastic Corp.                                         38,702   1,062,370
*   Scientific Games Corp. Class A                          138,086   1,226,204
    Scripps Networks Interactive, Inc. Class A               29,755   1,981,088
    Sears Canada, Inc.                                       24,740     231,789
#*  Sears Holdings Corp.                                     57,765   2,965,655
#*  Select Comfort Corp.                                     45,800     971,876
#   Service Corp. International/US                          355,943   6,008,318
*   SHFL Entertainment, Inc.                                 90,919   1,436,520
    Shiloh Industries, Inc.                                  21,745     214,188
    Shoe Carnival, Inc.                                      33,252     692,639
#*  Shutterfly, Inc.                                         60,497   2,693,931
#   Signet Jewelers, Ltd.                                   125,728   8,641,285
#   Sinclair Broadcast Group, Inc. Class A                   41,284   1,106,411
#   Six Flags Entertainment Corp.                            73,682   5,369,207
*   Skechers U.S.A., Inc. Class A                            62,949   1,308,080
#*  Skyline Corp.                                            10,884      49,305
#*  Smith & Wesson Holding Corp.                             97,758     858,315
#   Sonic Automotive, Inc. Class A                           73,765   1,622,092
*   Sonic Corp.                                              43,011     538,928
#   Sotheby's                                                82,301   2,920,040

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Spanish Broadcasting System, Inc. Class A                 2,346 $     7,085
    Spartan Motors, Inc.                                     47,982     255,264
    Speedway Motorsports, Inc.                               60,411   1,089,210
*   Sport Chalet, Inc. Class A                                9,608      13,259
*   Sport Chalet, Inc. Class B                                1,292       1,951
    Stage Stores, Inc.                                       47,969   1,328,262
#   Standard Motor Products, Inc.                            37,719   1,155,710
#*  Standard Pacific Corp.                                  294,445   2,664,727
*   Stanley Furniture Co., Inc.                              15,342      60,601
#   Staples, Inc.                                           205,802   2,724,819
    Starbucks Corp.                                          67,563   4,110,533
    Starwood Hotels & Resorts Worldwide, Inc.                29,703   1,916,438
*   Starz - Liberty Capital (85571Q102)                     152,168   3,557,688
*   Starz - Liberty Capital (85571Q201)                       5,224     122,189
    Stein Mart, Inc.                                         66,806     528,435
*   Steiner Leisure, Ltd.                                    23,401   1,133,310
*   Steinway Musical Instruments, Inc.                       17,477     435,876
*   Steven Madden, Ltd.                                      58,541   2,846,849
#   Stewart Enterprises, Inc. Class A                       114,611   1,021,184
*   Stoneridge, Inc.                                         39,394     298,213
    Strattec Security Corp.                                   4,792     174,764
    Strayer Education, Inc.                                   7,822     370,450
#   Sturm Ruger & Co., Inc.                                  24,927   1,278,007
    Superior Industries International, Inc.                  42,144     773,764
    Superior Uniform Group, Inc.                             12,533     145,633
    Systemax, Inc.                                           51,897     475,377
*   Tandy Brands Accessories, Inc.                            5,800       2,958
*   Tandy Leather Factory, Inc.                               7,929      56,296
    Target Corp.                                            146,665  10,348,682
#*  Tempur-Pedic International, Inc.                         18,061     875,959
*   Tenneco, Inc.                                            37,500   1,450,125
#*  Tesla Motors, Inc.                                       32,845   1,773,302
#   Texas Roadhouse, Inc.                                   114,457   2,689,740
#   Thor Industries, Inc.                                    88,137   3,269,001
#   Tiffany & Co.                                            42,344   3,119,906
    Time Warner Cable, Inc.                                 160,487  15,068,124
    Time Warner, Inc.                                       510,336  30,507,886
    TJX Cos., Inc.                                           74,256   3,621,465
#*  Toll Brothers, Inc.                                     244,751   8,397,407
*   Tower International, Inc.                                   385       6,195
    Town Sports International Holdings, Inc.                 26,956     271,447
#   Tractor Supply Co.                                       61,800   6,623,106
    Trans World Entertainment Corp.                           1,798       7,731
#*  Trinity Place Holdings, Inc.                             10,474      57,083
#*  TripAdvisor, Inc.                                        53,030   2,788,317
    True Religion Apparel, Inc.                              41,241   1,115,981
*   TRW Automotive Holdings Corp.                           117,968   7,086,338
*   Tuesday Morning Corp.                                    75,510     612,386
#   Tupperware Brands Corp.                                  28,324   2,274,417
#*  Ulta Salon Cosmetics & Fragrance, Inc.                   53,376   4,678,406
#*  Under Armour, Inc. Class A                               21,600   1,232,928
*   Unifi, Inc.                                              29,133     568,094

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CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Consumer Discretionary -- (Continued)
*   Universal Electronics, Inc.                           19,232 $      441,951
#   Universal Technical Institute, Inc.                   35,790        424,827
#*  UQM Technologies, Inc.                                21,417         14,992
*   Urban Outfitters, Inc.                                31,700      1,313,648
#*  US Auto Parts Network, Inc.                           39,333         49,166
    Vail Resorts, Inc.                                    58,086      3,502,586
#   Valassis Communications, Inc.                         67,600      1,732,588
    Value Line, Inc.                                       7,363         68,918
*   Valuevision Media, Inc. Class A                       56,319        242,172
    VF Corp.                                              37,138      6,618,734
    Viacom, Inc. Class A                                  10,234        662,344
    Viacom, Inc. Class B                                 131,900      8,440,281
    Virgin Media, Inc.                                    22,958      1,119,891
*   Visteon Corp.                                         76,677      4,507,841
#*  Vitacost.com, Inc.                                     8,179         63,633
#*  Vitamin Shoppe, Inc.                                  37,056      1,821,302
*   VOXX International Corp.                              32,737        311,984
    Walking Co. Holdings, Inc. (The)                         329          3,315
#   Walt Disney Co. (The)                                830,524     52,190,128
#   Washington Post Co. (The) Class B                     10,093      4,474,631
#   Weight Watchers International, Inc.                   34,160      1,440,527
*   Wells-Gardner Electronics Corp.                        4,482          9,502
#   Wendy's Co. (The)                                    637,620      3,628,058
*   West Marine, Inc.                                     33,252        393,371
*   Wet Seal, Inc. (The) Class A                         145,614        474,702
    Weyco Group, Inc.                                     12,731        305,544
    Whirlpool Corp.                                       76,089      8,695,451
#   Williams-Sonoma, Inc.                                 76,155      4,088,000
    Winmark Corp.                                          4,123        255,090
*   Winnebago Industries, Inc.                            47,064        862,212
*   WMS Industries, Inc.                                  76,842      1,950,250
#   Wolverine World Wide, Inc.                            58,972      2,817,092
    World Wrestling Entertainment, Inc. Class A           44,601        409,437
    Wyndham Worldwide Corp.                              180,614     10,851,289
#   Wynn Resorts, Ltd.                                    13,405      1,840,507
#   Yum! Brands, Inc.                                     41,894      2,853,819
#*  Zagg, Inc.                                            35,013        237,038
*   Zale Corp.                                            48,457        215,149
*   Zumiez, Inc.                                          41,911      1,214,162
                                                                 --------------
Total Consumer Discretionary                                      1,195,835,208
                                                                 --------------
Consumer Staples -- (5.7%)
    Alico, Inc.                                           10,393        434,531
*   Alliance One International, Inc.                     131,685        493,819
    Altria Group, Inc.                                   380,680     13,898,627
    Andersons, Inc. (The)                                 29,965      1,633,692
    Archer-Daniels-Midland Co.                           329,811     11,193,785
    Arden Group, Inc. Class A                              2,456        242,898
    Avon Products, Inc.                                   68,745      1,592,134
    B&G Foods, Inc.                                       70,216      2,166,866
    Beam, Inc.                                           152,865      9,891,894
#*  Boston Beer Co., Inc. (The) Class A                    3,133        530,480

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
*   Boulder Brands, Inc.                                     95,362 $   859,212
#   Bridgford Foods Corp.                                     7,329      59,182
    Brown-Forman Corp. Class A                               20,355   1,432,381
#   Brown-Forman Corp. Class B                               26,010   1,833,705
    Bunge, Ltd.                                             150,577  10,873,165
#   Cal-Maine Foods, Inc.                                    34,125   1,456,455
    Calavo Growers, Inc.                                     23,294     660,618
#   Campbell Soup Co.                                        45,434   2,108,592
#   Casey's General Stores, Inc.                             62,732   3,632,810
    CCA Industries, Inc.                                      5,962      23,133
#*  Central European Distribution Corp.                      86,014       6,021
*   Central Garden and Pet Co.                               26,310     230,212
*   Central Garden and Pet Co. Class A                       60,553     532,866
#*  Chiquita Brands International, Inc.                      86,616     747,496
    Church & Dwight Co., Inc.                                87,322   5,579,003
#   Clorox Co. (The)                                         18,397   1,586,741
    Coca-Cola Bottling Co. Consolidated                      11,016     677,484
#   Coca-Cola Co. (The)                                     439,242  18,593,114
    Coca-Cola Enterprises, Inc.                             219,366   8,035,377
#   Coffee Holding Co., Inc.                                  5,400      36,612
    Colgate-Palmolive Co.                                    38,688   4,619,734
    ConAgra Foods, Inc.                                     300,325  10,622,495
*   Constellation Brands, Inc. Class A                      209,075  10,317,851
*   Constellation Brands, Inc. Class B                        5,400     264,384
    Costco Wholesale Corp.                                   94,939  10,294,236
*   Craft Brew Alliance, Inc.                                22,081     166,049
*   Crimson Wine Group, Ltd.                                 24,913     224,466
*   Crystal Rock Holdings, Inc.                                 200         196
    CVS Caremark Corp.                                      672,828  39,145,133
*   Darling International, Inc.                             186,814   3,457,927
#*  Dean Foods Co.                                          253,821   4,858,134
#*  Diamond Foods, Inc.                                      29,698     447,846
#*  Dole Food Co., Inc.                                     140,856   1,515,611
    Dr Pepper Snapple Group, Inc.                            82,726   4,039,511
*   Elizabeth Arden, Inc.                                    48,020   1,966,419
    Energizer Holdings, Inc.                                 47,928   4,629,365
    Estee Lauder Cos., Inc. (The) Class A                    37,796   2,621,153
#*  Farmer Bros Co.                                          22,748     344,632
    Flowers Foods, Inc.                                     120,603   3,972,663
    Fresh Del Monte Produce, Inc.                            92,455   2,349,282
#*  Fresh Market, Inc. (The)                                  1,503      61,518
    General Mills, Inc.                                     108,088   5,449,797
    Golden Enterprises, Inc.                                  9,888      34,212
#*  Green Mountain Coffee Roasters, Inc.                     62,576   3,591,862
    Griffin Land & Nurseries, Inc.                            6,027     179,906
#*  Hain Celestial Group, Inc. (The)                         66,335   4,328,359
*   Harbinger Group, Inc.                                     8,503      76,867
#   Harris Teeter Supermarkets, Inc.                         77,935   3,256,904
#   Herbalife, Ltd.                                          44,162   1,753,673
    Hershey Co. (The)                                        16,300   1,453,308
    Hillshire Brands Co.                                     40,460   1,452,919
#   Hormel Foods Corp.                                      129,444   5,342,154

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
*   IGI Laboratories, Inc.                                      647 $     1,210
    Ingles Markets, Inc. Class A                             19,663     419,215
    Ingredion, Inc.                                         107,338   7,729,409
    Inter Parfums, Inc.                                      50,370   1,459,219
*   Inventure Foods, Inc.                                     6,219      47,638
    J&J Snack Foods Corp.                                    30,443   2,283,834
    JM Smucker Co. (The)                                    102,584  10,589,746
    John B Sanfilippo & Son, Inc.                             8,216     172,372
    Kellogg Co.                                              30,401   1,977,281
#   Kimberly-Clark Corp.                                     43,048   4,442,123
    Kraft Foods Group, Inc.                                 291,931  15,031,527
#   Kroger Co. (The)                                        214,162   7,362,890
#   Lancaster Colony Corp.                                   33,656   2,656,468
#   Lifeway Foods, Inc.                                       8,037     101,909
    Limoneira Co.                                               330       6,148
#   Lorillard, Inc.                                          50,472   2,164,744
*   Mannatech, Inc.                                           2,000      14,900
    McCormick & Co., Inc. (579780107)                         3,330     238,528
#   McCormick & Co., Inc. (579780206)                        22,414   1,612,463
    Mead Johnson Nutrition Co.                               24,949   2,023,114
*   Medifast, Inc.                                           23,165     606,923
    MGP Ingredients, Inc.                                    20,250      99,225
    Molson Coors Brewing Co. Class A                          1,020      52,530
    Molson Coors Brewing Co. Class B                        161,428   8,329,685
    Mondelez International, Inc. Class A                    875,793  27,543,690
*   Monster Beverage Corp.                                   37,800   2,131,920
    Nash Finch Co.                                           18,070     371,338
    National Beverage Corp.                                  50,259     740,315
*   Natural Alternatives International, Inc.                  7,028      31,204
    Nature's Sunshine Products, Inc.                            400       5,852
#   Nu Skin Enterprises, Inc. Class A                        62,985   3,195,229
    Nutraceutical International Corp.                        14,228     262,791
    Oil-Dri Corp. of America                                 10,212     280,932
*   Omega Protein Corp.                                      31,549     293,721
    Orchids Paper Products Co.                                5,292     121,716
#*  Overhill Farms, Inc.                                     20,281      81,124
*   Pantry, Inc. (The)                                       35,589     519,955
    PepsiCo, Inc.                                           188,490  15,544,770
    Philip Morris International, Inc.                       147,798  14,128,011
*   Pilgrim's Pride Corp.                                   253,171   2,478,544
*   Post Holdings, Inc.                                      53,401   2,338,430
*   Prestige Brands Holdings, Inc.                           82,157   2,214,131
#   Pricesmart, Inc.                                         29,831   2,661,820
    Procter & Gamble Co. (The)                              646,219  49,610,233
    Reliv International, Inc.                                 8,132      10,328
*   Revlon, Inc. Class A                                     43,675     845,111
    Reynolds American, Inc.                                  85,900   4,073,378
*   Rite Aid Corp.                                            6,893      18,266
    Rocky Mountain Chocolate Factory, Inc.                   12,658     154,681
#   Safeway, Inc.                                           240,783   5,422,433
    Sanderson Farms, Inc.                                    36,616   2,243,096
    Seaboard Corp.                                            1,240   3,405,015

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CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Consumer Staples -- (Continued)
*   Seneca Foods Corp. Class A                             13,971 $    455,315
*   Seneca Foods Corp. Class B                              1,999       64,828
*   Smithfield Foods, Inc.                                241,341    6,178,330
    Snyders-Lance, Inc.                                   104,872    2,640,677
    Spartan Stores, Inc.                                   34,784      583,676
    Spectrum Brands Holdings, Inc.                         83,516    4,676,896
*   Susser Holdings Corp.                                  34,855    1,853,240
#   Sysco Corp.                                            64,489    2,248,087
*   Tofutti Brands, Inc.                                    1,645        2,517
#   Tootsie Roll Industries, Inc.                          60,027    1,874,643
*   TreeHouse Foods, Inc.                                  55,555    3,539,409
    Tyson Foods, Inc. Class A                             296,508    7,302,992
*   United Natural Foods, Inc.                             67,665    3,379,190
    United-Guardian, Inc.                                   4,655      103,620
#   Universal Corp.                                        35,612    2,049,471
#*  USANA Health Sciences, Inc.                            22,158    1,250,154
#   Vector Group, Ltd.                                     78,506    1,280,433
    Village Super Market, Inc. Class A                     10,894      383,469
    Wal-Mart Stores, Inc.                                 387,774   30,137,795
#   Walgreen Co.                                          475,167   23,525,518
    WD-40 Co.                                              21,425    1,155,450
    Weis Markets, Inc.                                     40,839    1,708,295
#   Whole Foods Market, Inc.                               55,822    4,930,199
                                                                  ------------
Total Consumer Staples                                             545,356,810
                                                                  ------------
Energy -- (9.9%)
#*  Abraxas Petroleum Corp.                                37,774       84,614
    Adams Resources & Energy, Inc.                          6,454      320,699
    Alon USA Energy, Inc.                                  89,446    1,484,804
*   Alpha Natural Resources, Inc.                         354,561    2,630,843
    Anadarko Petroleum Corp.                              277,978   23,561,415
    Apache Corp.                                          188,754   13,945,146
#*  Approach Resources, Inc.                               49,529    1,174,828
#   Arch Coal, Inc.                                       334,373    1,621,709
#*  Atwood Oceanics, Inc.                                 103,676    5,085,308
    Baker Hughes, Inc.                                    208,457    9,461,863
*   Barnwell Industries, Inc.                              10,714       33,213
#*  Basic Energy Services, Inc.                            68,017      933,873
    Berry Petroleum Co. Class A                            76,632    3,671,439
#*  Bill Barrett Corp.                                     76,460    1,518,496
#*  BioFuel Energy Corp.                                      586        2,529
*   Black Ridge Oil and Gas, Inc.                           3,728        2,610
#   Bolt Technology Corp.                                  13,925      222,800
*   Bonanza Creek Energy, Inc.                             21,190      727,876
#*  BPZ Resources, Inc.                                   187,459      401,162
    Bristow Group, Inc.                                    58,001    3,665,663
#*  C&J Energy Services, Inc.                              84,132    1,664,972
    Cabot Oil & Gas Corp.                                 130,470    8,878,483
#*  Cal Dive International, Inc.                          136,372      227,741
*   Callon Petroleum Co.                                   59,051      211,403
*   Cameron International Corp.                           107,036    6,588,066
#   CARBO Ceramics, Inc.                                   30,729    2,171,004

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CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
*   Carrizo Oil & Gas, Inc.                                 60,981 $  1,476,960
*   Cheniere Energy, Inc.                                  109,205    3,110,158
#   Chesapeake Energy Corp.                                525,846   10,275,031
    Chevron Corp.                                        1,066,951  130,178,691
    Cimarex Energy Co.                                      73,982    5,414,003
*   Clayton Williams Energy, Inc.                           18,098      698,583
#*  Clean Energy Fuels Corp.                               131,913    1,739,932
*   Cloud Peak Energy, Inc.                                 95,478    1,865,640
*   Cobalt International Energy, Inc.                       30,619      855,495
*   Comstock Resources, Inc.                                75,593    1,183,786
*   Concho Resources, Inc.                                  53,496    4,607,610
    ConocoPhillips                                         632,838   38,255,057
#   CONSOL Energy, Inc.                                    110,438    3,715,134
    Contango Oil & Gas Co.                                  23,211      873,198
#*  Continental Resources, Inc.                              8,245      658,940
*   Crimson Exploration, Inc.                               68,146      209,208
    Crosstex Energy, Inc.                                   90,682    1,669,456
*   Dawson Geophysical Co.                                  12,288      377,733
    Delek US Holdings, Inc.                                 59,782    2,157,532
*   Denbury Resources, Inc.                                368,963    6,600,748
#   Devon Energy Corp.                                     192,354   10,591,011
#   DHT Holdings, Inc.                                      11,574       49,768
    Diamond Offshore Drilling, Inc.                         75,303    5,203,437
#*  Double Eagle Petroleum Co.                              13,728       68,228
*   Dresser-Rand Group, Inc.                                58,960    3,278,766
#*  Dril-Quip, Inc.                                         49,886    4,175,957
#*  Emerald Oil, Inc.                                          532        3,421
#*  Endeavour International Corp.                           69,811      191,282
    Energen Corp.                                           47,554    2,255,011
    Energy XXI Bermuda, Ltd.                               125,664    2,857,599
#*  ENGlobal Corp.                                          27,850       10,861
    EOG Resources, Inc.                                    150,872   18,279,651
*   EPL Oil & Gas, Inc.                                     64,182    2,096,826
    EQT Corp.                                               31,401    2,358,843
*   Era Group, Inc.                                         33,062      755,467
*   Evolution Petroleum Corp.                               23,938      237,944
*   Exterran Holdings, Inc.                                105,674    2,791,907
    Exxon Mobil Corp.                                    1,756,682  156,327,131
*   FieldPoint Petroleum Corp.                               9,928       39,216
*   FMC Technologies, Inc.                                  46,376    2,518,217
#*  Forbes Energy Services, Ltd.                             1,485        5,598
#*  FX Energy, Inc.                                         36,545      140,333
*   Gasco Energy, Inc.                                       4,100          137
*   Geospace Technologies Corp.                             17,164    1,448,127
*   Gevo, Inc.                                               8,138       15,015
#*  Global Geophysical Services, Inc.                       58,034      211,244
*   Green Plains Renewable Energy, Inc.                     50,430      630,879
    Gulf Island Fabrication, Inc.                           21,994      452,197
    Gulfmark Offshore, Inc. Class A                         41,561    1,729,769
*   Gulfport Energy Corp.                                   86,542    4,516,627
#*  Halcon Resources Corp.                                  85,916      561,891
#   Halliburton Co.                                        117,429    5,022,438

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Harvest Natural Resources, Inc.                          65,844 $   215,968
#*  Heckmann Corp.                                          400,571   1,478,107
*   Helix Energy Solutions Group, Inc.                      171,053   3,941,061
#   Helmerich & Payne, Inc.                                  94,842   5,559,638
*   Hercules Offshore, Inc.                                 251,482   1,853,422
#   Hess Corp.                                              149,217  10,770,483
*   HKN, Inc.                                                   278      24,777
    HollyFrontier Corp.                                     243,819  12,056,850
#*  Hornbeck Offshore Services, Inc.                         58,368   2,621,891
*   ION Geophysical Corp.                                   258,401   1,612,422
#*  James River Coal Co.                                     49,177      81,142
*   Key Energy Services, Inc.                               237,776   1,412,389
    Kinder Morgan, Inc.                                     119,793   4,683,906
#   Knightsbridge Tankers, Ltd.                               1,396       9,563
#*  Kodiak Oil & Gas Corp.                                  350,234   2,742,332
#*  Lone Pine Resources, Inc.                                39,821      39,025
*   Lucas Energy, Inc.                                       22,519      29,049
    Lufkin Industries, Inc.                                  44,580   3,935,968
#*  Magnum Hunter Resources Corp.                           222,311     604,686
    Marathon Oil Corp.                                      348,199  11,375,661
    Marathon Petroleum Corp.                                188,287  14,754,169
*   Matrix Service Co.                                       44,594     670,248
#*  McDermott International, Inc.                           345,195   3,686,683
#*  McMoRan Exploration Co.                                 176,642   2,923,425
#*  Mexco Energy Corp.                                        2,059      12,097
*   Mitcham Industries, Inc.                                 18,174     269,884
    Murphy Oil Corp.                                        205,178  12,739,502
    Nabors Industries, Ltd.                                 370,442   5,478,837
    National Oilwell Varco, Inc.                            219,355  14,306,333
*   Natural Gas Services Group, Inc.                         18,682     377,190
*   Newfield Exploration Co.                                109,370   2,383,172
#*  Newpark Resources, Inc.                                 139,388   1,463,574
    Noble Corp.                                             254,304   9,536,400
    Noble Energy, Inc.                                       99,220  11,240,634
#   Nordic American Tankers, Ltd.                             9,013      80,306
#*  Northern Oil and Gas, Inc.                               94,240   1,214,754
#*  Oasis Petroleum, Inc.                                    35,990   1,231,938
    Occidental Petroleum Corp.                              382,913  34,178,814
    Oceaneering International, Inc.                          55,284   3,879,278
#*  Oil States International, Inc.                           85,471   7,637,689
*   Overseas Shipholding Group, Inc.                         43,852     145,589
    Panhandle Oil and Gas, Inc. Class A                      11,937     339,966
*   Parker Drilling Co.                                     195,556     805,691
#   Patterson-UTI Energy, Inc.                              236,815   4,994,428
#*  PDC Energy, Inc.                                         48,237   2,088,662
#   Peabody Energy Corp.                                    266,878   5,353,573
#   Penn Virginia Corp.                                      69,920     281,778
*   PetroQuest Energy, Inc.                                  99,733     426,857
*   PHI, Inc. (69336T106)                                     2,686      74,040
*   PHI, Inc. (69336T205)                                    19,671     546,264
    Phillips 66                                             330,183  20,124,654
#*  Pioneer Energy Services Corp.                           103,030     726,361

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CONTINUED

                                                           SHARES    VALUE+
                                                           ------- -----------
Energy -- (Continued)
    Pioneer Natural Resources Co.                           92,820 $11,345,389
*   Plains Exploration & Production Co.                    192,608   8,705,882
*   PostRock Energy Corp.                                    1,400       2,030
*   Pyramid Oil Co.                                          3,900      15,931
    QEP Resources, Inc.                                    154,802   4,444,365
#*  Quicksilver Resources, Inc.                            148,226     373,530
    Range Resources Corp.                                   72,807   5,352,771
    Rentech, Inc.                                          296,041     612,805
*   REX American Resources Corp.                            19,000     355,110
*   Rex Energy Corp.                                        87,125   1,400,099
#*  RigNet, Inc.                                             3,933      95,179
*   Rosetta Resources, Inc.                                 63,914   2,742,550
*   Rowan Cos. P.L.C. Class A                              198,440   6,455,253
*   Royale Energy, Inc.                                      3,300       8,118
#   RPC, Inc.                                              237,456   3,143,917
#*  SandRidge Energy, Inc.                                 782,923   4,024,224
    Schlumberger, Ltd.                                     239,817  17,849,579
    SEACOR Holdings, Inc.                                   34,362   2,477,844
*   SemGroup Corp. Class A                                  59,067   3,062,624
#   Ship Finance International, Ltd.                       133,320   2,197,114
    SM Energy Co.                                          106,219   6,479,359
*   Southwestern Energy Co.                                209,616   7,843,831
    Spectra Energy Corp.                                    79,090   2,493,708
*   Steel Excel, Inc.                                       15,552     423,014
*   Stone Energy Corp.                                      71,727   1,415,174
*   Superior Energy Services, Inc.                         258,862   7,142,003
#*  Swift Energy Co.                                        62,421     807,728
*   Synergy Resources Corp.                                 62,929     424,771
    Targa Resources Corp.                                    5,721     376,213
    Teekay Corp.                                           114,167   4,064,345
*   Tesco Corp.                                             52,682     642,720
    Tesoro Corp.                                           217,506  11,614,820
#*  TETRA Technologies, Inc.                               115,918   1,058,331
    TGC Industries, Inc.                                    32,159     285,254
#   Tidewater, Inc.                                         78,928   4,139,774
*   Transocean, Ltd.                                       154,798   7,967,453
*   Triangle Petroleum Corp.                                67,486     370,498
#*  Ultra Petroleum Corp.                                   86,132   1,843,225
*   Unit Corp.                                              79,490   3,340,965
#*  Uranium Energy Corp.                                    13,761      21,330
#*  USEC, Inc.                                             144,568      46,262
*   Vaalco Energy, Inc.                                     91,841     617,172
    Valero Energy Corp.                                    327,949  13,222,904
#*  Verenium Corp.                                             600       1,380
#   W&T Offshore, Inc.                                     115,425   1,348,164
*   Warren Resources, Inc.                                 107,751     283,385
*   Weatherford International, Ltd.                        563,868   7,211,872
#   Western Refining, Inc.                                 142,551   4,406,251
*   Westmoreland Coal Co.                                    9,348     112,830
*   Whiting Petroleum Corp.                                 98,356   4,376,842
*   Willbros Group, Inc.                                    79,247     752,846
    Williams Cos., Inc. (The)                              198,070   7,552,409

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#   World Fuel Services Corp.                              105,884 $  4,293,596
*   WPX Energy, Inc.                                        22,381      349,815
#*  ZaZa Energy Corp.                                        3,813        4,842
#*  Zion Oil & Gas, Inc.                                    29,867       38,528
                                                                   ------------
Total Energy                                                        946,099,310
                                                                   ------------
Financials -- (17.7%)
*   1st Constitution Bancorp                                 3,197       27,974
    1st Source Corp.                                        36,877      867,716
    1st United Bancorp Inc/Boca Raton                       39,952      264,882
    Access National Corp.                                   11,632      146,214
    ACE, Ltd.                                              168,226   14,995,666
#*  Affiliated Managers Group, Inc.                         43,142    6,716,347
#   Aflac, Inc.                                            235,879   12,841,253
*   Alexander & Baldwin, Inc.                               66,202    2,254,840
*   Alleghany Corp.                                         17,691    6,965,654
    Alliance Bancorp, Inc. of Pennsylvania                   4,908       66,700
    Allied World Assurance Co. Holdings AG                  62,835    5,706,046
    Allstate Corp. (The)                                   247,324   12,183,180
    Alterra Capital Holdings, Ltd.                         157,358    5,122,003
#*  Altisource Asset Management Corp.                        1,977      395,400
*   Altisource Portfolio Solutions SA                       19,775    1,632,228
#*  Altisource Residential Corp.                             6,591      125,229
    Ameriana Bancorp                                           898        8,441
*   American Capital, Ltd.                                 518,772    7,849,020
#   American Equity Investment Life Holding Co.             97,336    1,483,401
    American Express Co.                                   144,663    9,896,396
    American Financial Group, Inc.                         153,781    7,423,009
*   American Independence Corp.                              5,200       41,080
*   American International Group, Inc.                     719,365   29,796,098
    American National Bankshares, Inc.                       8,116      176,361
    American National Insurance Co.                         32,156    3,023,629
*   American River Bankshares                                7,316       57,065
*   American Safety Insurance Holdings, Ltd.                15,587      375,335
*   American Spectrum Realty, Inc.                           1,280        3,136
    Ameriprise Financial, Inc.                             219,392   16,351,286
*   Ameris Bancorp                                          35,058      486,254
    AMERISAFE, Inc.                                         29,179      952,986
*   AmeriServ Financial, Inc.                               18,864       57,347
#   Amtrust Financial Services, Inc.                       109,388    3,463,224
    Aon P.L.C.                                             154,392    9,317,557
#*  Arch Capital Group, Ltd.                               139,974    7,427,020
    Argo Group International Holdings, Ltd.                 44,729    1,854,017
#   Arrow Financial Corp.                                   18,375      444,491
    Arthur J Gallagher & Co.                                93,055    3,950,185
    Aspen Insurance Holdings, Ltd.                         112,534    4,297,673
*   Asset Acceptance Capital Corp.                          37,465      242,399
    Associated Banc-Corp                                   273,494    3,902,759
    Assurant, Inc.                                         137,241    6,524,437
    Assured Guaranty, Ltd.                                 317,614    6,552,377
    Asta Funding, Inc.                                      19,482      182,936
    Astoria Financial Corp.                                148,506    1,424,173

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#    Atlantic American Corp.                                 11,687 $    41,606
*    Atlantic Coast Financial Corp.                           1,723       8,581
#*   Atlanticus Holdings Corp.                               36,049     133,381
#    Auburn National BanCorp., Inc.                           1,955      43,401
*    AV Homes, Inc.                                          16,627     214,655
     Axis Capital Holdings, Ltd.                            141,093   6,296,981
     Baldwin & Lyons, Inc. Class A                            2,126      50,067
     Baldwin & Lyons, Inc. Class B                           15,999     388,776
     Bancfirst Corp.                                         29,967   1,253,819
     Bancorp of New Jersey, Inc.                                200       2,610
*    Bancorp, Inc.                                           54,746     711,698
     BancorpSouth, Inc.                                     152,910   2,446,560
     Bank Mutual Corp.                                       65,147     337,461
     Bank of America Corp.                                5,751,978  70,806,849
     Bank of Commerce Holdings                                8,161      41,295
#    Bank of Hawaii Corp.                                    66,124   3,153,454
     Bank of Kentucky Financial Corp.                         5,476     143,581
     Bank of New York Mellon Corp. (The)                    588,370  16,603,801
     Bank of the Ozarks, Inc.                                56,247   2,302,190
     BankFinancial Corp.                                     27,930     220,368
     BankUnited, Inc.                                       113,429   2,875,425
     Banner Corp.                                            31,476   1,028,321
     Bar Harbor Bankshares                                    5,080     182,880
     BB&T Corp.                                             356,556  10,971,228
     BBCN Bancorp, Inc.                                     121,935   1,570,523
*    BBX Capital Corp. Class A                                2,975      35,700
     BCB Bancorp, Inc.                                        9,933     101,118
*    BCSB Bancorp, Inc.                                       1,647      27,431
*    Beneficial Mutual Bancorp, Inc.                        115,454     987,132
#    Berkshire Bancorp, Inc.                                  3,850      33,225
*    Berkshire Hathaway, Inc. Class B                       232,188  24,686,228
     Berkshire Hills Bancorp, Inc.                           37,912     980,404
#    BGC Partners, Inc. Class A                              33,728     192,924
#    BlackRock, Inc.                                         73,022  19,460,363
*    BofI Holding, Inc.                                      20,510     836,398
#    BOK Financial Corp.                                     92,055   5,752,517
     Boston Private Financial Holdings, Inc.                128,716   1,240,822
     Bridge Bancorp, Inc.                                     6,184     124,855
*    Bridge Capital Holdings                                 11,048     161,080
     Brookline Bancorp, Inc.                                114,000     957,600
     Brown & Brown, Inc.                                    229,391   7,108,827
     Bryn Mawr Bank Corp.                                    21,466     498,655
     C&F Financial Corp.                                      2,201      88,480
#    Calamos Asset Management, Inc. Class A                  32,151     364,914
     California First National Bancorp                        8,102     128,984
*    Camco Financial Corp.                                    4,832      17,250
     Camden National Corp.                                   11,318     377,908
     Cape Bancorp, Inc.                                       6,875      61,944
*    Capital Bank Financial Corp. Class A                     3,547      63,385
#*   Capital City Bank Group, Inc.                           22,959     286,987
     Capital One Financial Corp.                            279,908  16,173,084
(o)  Capital Properties, Inc.                                 1,260       1,260

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
     Capital Properties, Inc. Class A                           700 $     5,775
(o)  Capital Properties, Inc. Class B                           700          --
     Capital Southwest Corp.                                  4,875     573,739
     CapitalSource, Inc.                                    467,159   4,181,073
     Capitol Federal Financial, Inc.                        248,364   2,940,630
     Cardinal Financial Corp.                                49,920     761,280
*    Carolina Bank Holdings, Inc.                             1,200      13,764
#    Cash America International, Inc.                        46,308   2,020,418
     Cathay General Bancorp                                 128,152   2,525,876
#    CBOE Holdings, Inc.                                      7,462     280,049
*    CBRE Group, Inc. Class A                                48,551   1,175,905
     Center Bancorp, Inc.                                    21,998     256,277
     Centerstate Banks, Inc.                                 41,922     348,791
*    Central Pacific Financial Corp.                         14,372     242,024
     Century Bancorp, Inc. Class A                            3,952     134,289
     CFS Bancorp, Inc.                                        2,552      23,555
#    Charles Schwab Corp. (The)                             206,046   3,494,540
     Charter Financial Corp.                                  4,056      41,250
     Chemical Financial Corp.                                41,871   1,038,401
     Chicopee Bancorp, Inc.                                   7,105     122,632
     Chubb Corp. (The)                                      145,404  12,805,730
#    Cincinnati Financial Corp.                             167,936   8,213,750
*    CIT Group, Inc.                                        208,252   8,852,793
     Citigroup, Inc.                                      1,616,027  75,403,820
     Citizens Community Bancorp, Inc.                         5,940      42,352
     Citizens Holding Co.                                     2,412      47,516
*    Citizens, Inc.                                          72,414     473,588
#    City Holding Co.                                        23,461     895,741
#    City National Corp.                                     86,635   4,958,121
#    CKX Lands, Inc.                                          2,161      28,568
     Clifton Savings Bancorp, Inc.                           35,727     429,081
     CME Group, Inc.                                        158,780   9,663,351
     CNA Financial Corp.                                    246,641   8,314,268
     CNB Financial Corp.                                     12,743     206,309
     CNO Financial Group, Inc.                              360,876   4,085,116
     CoBiz Financial, Inc.                                   58,542     501,120
     Codorus Valley Bancorp, Inc.                             2,980      49,051
#    Cohen & Steers, Inc.                                    21,767     860,014
*    Colonial Financial Services, Inc.                        2,537      34,275
#*   Colony Bankcorp, Inc.                                    3,512      21,107
     Columbia Banking System, Inc.                           61,410   1,318,473
#    Comerica, Inc.                                         199,974   7,249,057
#    Commerce Bancshares, Inc.                              145,534   5,837,369
     Commercial National Financial Corp.                      2,306      53,038
     Community Bank System, Inc.                             69,471   1,989,649
#*   Community Bankers Trust Corp.                            1,768       5,852
     Community Trust Bancorp, Inc.                           24,304     841,404
*    Community West Bancshares                                3,113      14,787
     Consolidated-Tomoka Land Co.                             7,914     294,480
*    Consumer Portfolio Services, Inc.                       19,650     181,173
     Corrections Corp. of America                           154,971   5,609,950
*    Cowen Group, Inc. Class A                              125,866     322,217

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Crawford & Co. Class A                                   36,643 $   193,475
#   Crawford & Co. Class B                                   38,504     292,245
*   Credit Acceptance Corp.                                  27,620   2,771,115
#*  Crescent Financial Bancshares, Inc.                       6,567      27,122
#   Cullen/Frost Bankers, Inc.                               98,085   5,925,315
    CVB Financial Corp.                                     158,083   1,718,362
#*  DFC Global Corp.                                         65,826     888,651
#   Diamond Hill Investment Group, Inc.                       2,604     196,563
    Dime Community Bancshares, Inc.                          59,101     843,371
    Discover Financial Services                             238,701  10,440,782
    Donegal Group, Inc. Class A                              29,981     438,922
#   Donegal Group, Inc. Class B                               5,678     142,461
*   Doral Financial Corp.                                     6,793       5,116
#*  E*TRADE Financial Corp.                                 460,688   4,740,480
    Eagle Bancorp Montana, Inc.                                 751       8,081
    East West Bancorp, Inc.                                 228,039   5,548,189
    Eastern Insurance Holdings, Inc.                         10,923     203,495
#*  Eastern Virginia Bankshares, Inc.                         2,788      16,840
#   Eaton Vance Corp.                                        42,432   1,692,188
#*  eHealth, Inc.                                            32,294     676,236
    EMC Insurance Group, Inc.                                18,772     529,934
    Employers Holdings, Inc.                                 53,620   1,214,493
#*  Encore Capital Group, Inc.                               37,611   1,071,537
    Endurance Specialty Holdings, Ltd.                       72,303   3,540,678
*   Enstar Group, Ltd.                                       21,037   2,673,592
    Enterprise Bancorp, Inc.                                  8,838     142,469
    Enterprise Financial Services Corp.                      26,367     379,157
    Erie Indemnity Co. Class A                               44,654   3,553,119
    ESB Financial Corp.                                      17,450     244,300
    ESSA Bancorp, Inc.                                       21,343     229,864
    Evans Bancorp, Inc.                                       2,684      47,829
    Evercore Partners, Inc. Class A                          44,075   1,663,831
    Everest Re Group, Ltd.                                   57,189   7,719,943
*   Ezcorp, Inc. Class A                                     78,746   1,330,807
*   Farmers Capital Bank Corp.                                6,545     121,082
#   FBL Financial Group, Inc. Class A                        44,583   1,752,558
    Federal Agricultural Mortgage Corp. Class A               1,506      38,855
    Federal Agricultural Mortgage Corp. Class C              14,067     447,049
#   Federated Investors, Inc. Class B                        61,483   1,411,650
    Federated National Holding Co.                            6,646      47,984
    Fidelity National Financial, Inc. Class A               327,791   8,801,188
*   Fidelity Southern Corp.                                   9,763     116,078
    Fifth Third Bancorp                                     879,386  14,975,944
    Financial Institutions, Inc.                             19,507     373,169
*   First Acceptance Corp.                                   34,466      42,393
    First American Financial Corp.                          171,549   4,592,367
#*  First BanCorp                                            34,543     204,149
    First Bancorp                                            25,704     334,409
    First Bancorp of Indiana, Inc.                              700       8,918
#   First Bancorp, Inc.                                      12,744     217,795
*   First Bancshares, Inc. (318687100)                          569       4,837
    First Bancshares, Inc. (318916103)                          588       6,985

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    First Busey Corp.                                       137,391 $  590,781
    First Business Financial Services, Inc.                   2,063     56,774
*   First California Financial Group, Inc.                   34,112    275,284
*   First Cash Financial Services, Inc.                      38,835  1,998,837
    First Citizens BancShares, Inc. Class A                  12,723  2,371,822
    First Commonwealth Financial Corp.                      167,614  1,198,440
    First Community Bancshares, Inc.                         25,954    402,547
    First Defiance Financial Corp.                           12,393    280,578
*   First Federal Bancshares of Arkansas, Inc.                5,920     57,365
*   First Federal of Northern Michigan Bancorp, Inc.          1,458      6,313
    First Financial Bancorp                                  84,140  1,293,232
#   First Financial Bankshares, Inc.                         50,166  2,478,702
    First Financial Corp.                                    20,653    637,971
    First Financial Holdings, Inc.                           24,932    499,637
*   First Financial Northwest, Inc.                          21,460    173,826
*   First Financial Service Corp.                             1,956      5,496
#   First Horizon National Corp.                            395,960  4,117,984
    First Interstate Bancsystem, Inc.                        23,161    470,632
    First M&F Corp.                                           7,764    111,802
*   First Marblehead Corp. (The)                            115,568    142,149
    First Merchants Corp.                                    44,975    729,944
    First Midwest Bancorp, Inc.                             116,385  1,460,632
#   First Niagara Financial Group, Inc.                     558,460  5,310,955
#   First Pactrust Bancorp, Inc.                             13,544    153,860
*   First Place Financial Corp.                              23,310         69
    First Republic Bank                                      27,320  1,037,614
*   First South Bancorp, Inc.                                10,177     66,965
*   First United Corp.                                        5,415     45,811
    First West Virginia Bancorp                                 752     12,645
    Firstbank Corp.                                           6,355     80,708
*   Firstcity Financial Corp.                                 9,660     95,344
    FirstMerit Corp.                                        170,876  2,927,108
#*  Flagstar Bancorp, Inc.                                   50,993    632,823
    Flushing Financial Corp.                                 48,411    734,879
    FNB Corp.                                               225,724  2,570,996
*   FNB United Corp.                                            122        915
*   Forest City Enterprises, Inc. Class A                   245,944  4,591,774
*   Forest City Enterprises, Inc. Class B                    13,338    248,554
*   Forestar Group, Inc.                                     54,206  1,167,597
#*  Fortegra Financial Corp.                                  1,154      9,290
    Fox Chase Bancorp, Inc.                                  26,803    453,239
#   Franklin Financial Corp.                                  1,219     22,161
    Franklin Resources, Inc.                                 24,551  3,797,058
    Fulton Financial Corp.                                  330,128  3,651,216
    FXCM, Inc. Class A                                       11,912    161,408
    GAINSCO, Inc.                                             1,100      9,609
    GAMCO Investors, Inc. Class A                             8,812    462,630
*   Genworth Financial, Inc. Class A                        663,329  6,653,190
    Geo Group, Inc. (The)                                   111,325  4,169,121
#   German American Bancorp, Inc.                            18,170    387,384
    GFI Group, Inc.                                         170,607    684,134
#   Glacier Bancorp, Inc.                                   111,811  2,062,913

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   Gleacher & Co., Inc.                                     83,655 $    57,530
*   Global Indemnity P.L.C.                                  25,376     565,631
    Goldman Sachs Group, Inc. (The)                         227,319  33,204,486
    Gouverneur Bancorp, Inc.                                    600       5,850
#   Great Southern Bancorp, Inc.                             20,689     545,569
#*  Green Dot Corp. Class A                                  23,260     365,415
#   Greenhill & Co., Inc.                                    24,565   1,134,657
#*  Greenlight Capital Re, Ltd. Class A                      46,828   1,152,437
*   Guaranty Bancorp                                         29,373      62,271
*   Guaranty Federal Bancshares, Inc.                         1,840      18,566
#*  Hallmark Financial Services, Inc.                        25,575     231,454
#   Hampden Bancorp, Inc.                                     4,784      73,674
*   Hampton Roads Bankshares, Inc.                              912       1,167
#   Hancock Holding Co.                                     136,336   3,717,883
*   Hanmi Financial Corp.                                    51,626     796,589
    Hanover Insurance Group, Inc. (The)                      72,986   3,680,684
    Harleysville Savings Financial Corp.                      3,569      69,595
#*  Harris & Harris Group, Inc.                              39,920     131,736
    Hartford Financial Services Group, Inc.                 457,862  12,861,344
    Hawthorn Bancshares, Inc.                                 2,582      30,235
    HCC Insurance Holdings, Inc.                            164,638   7,013,579
    Heartland Financial USA, Inc.                            25,415     645,795
*   Heritage Commerce Corp.                                  36,457     239,522
#   Heritage Financial Corp.                                 23,199     323,626
    Heritage Financial Group, Inc.                            9,512     140,682
    HF Financial Corp.                                        5,606      75,681
    HFF, Inc. Class A                                        54,093   1,133,248
*   Hilltop Holdings, Inc.                                   89,001   1,191,723
#   Hingham Institution for Savings                           1,548     105,279
*   HMN Financial, Inc.                                       2,615      19,377
*   Home Bancorp, Inc.                                        8,770     158,737
    Home BancShares, Inc.                                    43,995   1,747,481
    Home Federal Bancorp, Inc.                               22,353     272,260
#   Homeowners Choice, Inc.                                  16,118     427,772
    HopFed Bancorp, Inc.                                      3,213      35,054
    Horace Mann Educators Corp.                              61,432   1,385,292
    Horizon Bancorp                                           4,783      92,312
*   Howard Hughes Corp. (The)                                53,860   5,083,307
    Hudson City Bancorp, Inc.                               798,053   6,631,820
    Hudson Valley Holding Corp.                              25,014     384,715
    Huntington Bancshares, Inc.                             889,026   6,374,316
    Iberiabank Corp.                                         46,076   2,101,987
*   ICG Group, Inc.                                          60,300     715,761
*   Imperial Holdings, Inc.                                   1,691       6,798
    Independence Holding Co.                                 18,425     193,462
    Independent Bank Corp. (453836108)                       32,544   1,010,166
*   Independent Bank Corp. (453838609)                        8,213      58,066
    Infinity Property & Casualty Corp.                       19,978   1,133,552
    Interactive Brokers Group, Inc. Class A                  74,637   1,124,033
#*  IntercontinentalExchange, Inc.                           47,289   7,704,797
*   InterGroup Corp. (The)                                      677      15,233
    International Bancshares Corp.                          105,082   2,038,591

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CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Financials -- (Continued)
#*  Intervest Bancshares Corp. Class A                      23,302 $    137,016
#*  INTL. FCStone, Inc.                                     27,478      470,423
    Invesco, Ltd.                                          451,532   14,331,626
*   Investment Technology Group, Inc.                       51,038      555,804
    Investors Bancorp, Inc.                                194,062    3,842,428
*   Investors Capital Holdings, Ltd.                         5,019       19,474
    Investors Title Co.                                      2,281      158,187
#*  Jacksonville Bancorp, Inc.                                 448          269
#   Janus Capital Group, Inc.                              299,466    2,671,237
*   Jefferson Bancshares, Inc.                               2,704       14,845
    JMP Group, Inc.                                         30,003      193,819
    Jones Lang LaSalle, Inc.                                67,375    6,671,472
    JPMorgan Chase & Co.                                 2,076,088  101,749,073
    Kearny Financial Corp.                                  96,018      945,777
    Kemper Corp.                                            91,703    2,921,658
    Kennedy-Wilson Holdings, Inc.                           67,946    1,129,942
    Kentucky First Federal Bancorp                           3,283       26,100
    KeyCorp                                                979,536    9,765,974
*   Knight Capital Group, Inc. Class A                     150,240      531,850
    Lake Shore Bancorp, Inc.                                   449        5,220
    Lakeland Bancorp, Inc.                                  48,179      460,591
    Lakeland Financial Corp.                                24,799      664,613
#   Landmark Bancorp Inc/Manhattan                           2,307       48,009
    Lazard, Ltd. Class A                                     6,983      236,724
#   Legg Mason, Inc.                                       222,398    7,085,600
    Leucadia National Corp.                                498,666   15,403,793
    Life Partners Holdings, Inc.                            19,377       64,525
#   Lincoln National Corp.                                 292,817    9,958,706
    LNB Bancorp, Inc.                                       13,999      118,292
    Loews Corp.                                            183,672    8,204,628
*   Louisiana Bancorp Inc/Metaire                            3,600       59,328
    LPL Financial Holdings, Inc.                            72,211    2,495,612
    LSB Financial Corp.                                        837       17,577
#   M&T Bank Corp.                                         123,165   12,341,133
*   Macatawa Bank Corp.                                     39,247      219,783
*   Magyar Bancorp, Inc.                                     2,122       11,056
    Maiden Holdings, Ltd.                                  102,783    1,061,748
    MainSource Financial Group, Inc.                        29,780      377,313
*   Malvern Bancorp, Inc.                                      694        8,057
#*  Markel Corp.                                            12,912    6,924,060
    MarketAxess Holdings, Inc.                              44,173    1,869,401
    Marlin Business Services Corp.                          19,196      465,119
    Marsh & McLennan Cos., Inc.                            132,000    5,017,320
*   Maui Land & Pineapple Co., Inc.                          7,073       29,919
    Mayflower Bancorp, Inc.                                    768        7,887
    MB Financial, Inc.                                      86,447    2,140,428
#*  MBIA, Inc.                                             370,356    3,503,568
*   MBT Financial Corp.                                     12,903       52,128
    MCG Capital Corp.                                      113,797      584,917
#   McGraw-Hill Cos., Inc. (The)                            27,929    1,511,238
    Meadowbrook Insurance Group, Inc.                       75,195      585,017
    Medallion Financial Corp.                               33,230      496,456

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CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Financials -- (Continued)
    Mercantile Bank Corp.                                  10,417 $   174,068
    Merchants Bancshares, Inc.                              9,216     279,613
#   Mercury General Corp.                                  90,574   4,140,138
*   Meridian Interstate Bancorp, Inc.                      28,404     519,509
    Meta Financial Group, Inc.                              3,022      80,325
    MetLife, Inc.                                         512,756  19,992,356
*   Metro Bancorp, Inc.                                    20,331     360,875
*   MetroCorp Bancshares, Inc.                             11,058     111,133
*   MGIC Investment Corp.                                 277,958   1,500,973
#   MicroFinancial, Inc.                                   16,382     132,530
    Mid Penn Bancorp, Inc.                                  1,624      17,198
    MidSouth Bancorp, Inc.                                 12,123     190,452
    MidWestOne Financial Group, Inc.                        7,672     183,361
    Montpelier Re Holdings, Ltd.                          100,596   2,591,353
#   Moody's Corp.                                          48,188   2,932,240
    Morgan Stanley                                        726,790  16,098,398
    MSB Financial Corp.                                     1,360       9,819
#*  MSCI, Inc.                                            121,623   4,147,344
    MutualFirst Financial, Inc.                             6,697     107,621
    NASDAQ OMX Group, Inc. (The)                          259,253   7,642,778
*   National Financial Partners Corp.                      59,940   1,518,880
    National Interstate Corp.                              27,018     784,873
    National Penn Bancshares, Inc.                        243,085   2,379,802
    National Security Group, Inc.                             977       7,919
#   National Western Life Insurance Co. Class A             3,479     635,335
    Naugatuck Valley Financial Corp.                        2,250      16,628
*   Navigators Group, Inc. (The)                           30,043   1,738,889
    NBT Bancorp, Inc.                                      78,928   1,598,292
    Nelnet, Inc. Class A                                   53,520   1,819,680
*   Netspend Holdings, Inc.                                39,251     626,446
*   New Century Bancorp, Inc.                               2,277      14,573
    New Hampshire Thrift Bancshares, Inc.                   5,906      76,069
#   New York Community Bancorp, Inc.                      452,424   6,130,345
*   NewBridge Bancorp                                      16,536      97,397
*   Newport Bancorp, Inc.                                   2,670      45,604
*   NewStar Financial, Inc.                                72,656     868,239
    Nicholas Financial, Inc.                                8,516     124,504
*   North Valley Bancorp                                    1,037      18,241
    Northeast Bancorp                                         301       2,850
    Northeast Community Bancorp, Inc.                      10,493      62,643
#   Northern Trust Corp.                                  162,259   8,749,005
    Northfield Bancorp, Inc.                               90,035   1,058,812
    Northrim BanCorp, Inc.                                  8,061     175,569
    Northway Financial, Inc.                                2,251      36,354
    Northwest Bancshares, Inc.                            157,095   1,924,414
    Norwood Financial Corp.                                 2,066      64,046
    NYSE Euronext                                         260,317  10,102,903
#   Ocean Shore Holding Co.                                 8,012     119,860
    OceanFirst Financial Corp.                             27,651     392,921
*   Ocwen Financial Corp.                                 209,008   7,645,513
    OFG Bancorp                                            69,973   1,124,466
    Ohio Valley Banc Corp.                                  3,467      67,121

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Old National Bancorp                                    159,200 $ 1,939,056
#   Old Republic International Corp.                        417,417   5,635,129
#*  Old Second Bancorp, Inc.                                 13,666      62,864
*   OmniAmerican Bancorp, Inc.                               18,051     449,470
    OneBeacon Insurance Group, Ltd. Class A                  42,145     572,751
    Oppenheimer Holdings, Inc. Class A                       13,829     255,836
    Oritani Financial Corp.                                  78,332   1,211,796
    Pacific Continental Corp.                                25,226     282,027
#*  Pacific Mercantile Bancorp                               10,106      60,636
*   Pacific Premier Bancorp, Inc.                             7,368      89,521
#   PacWest Bancorp                                          54,358   1,507,347
#   Park National Corp.                                      21,931   1,499,642
*   Park Sterling Corp.                                      27,958     160,199
    PartnerRe, Ltd.                                          66,918   6,313,044
#*  Patriot National Bancorp, Inc.                            1,300       1,924
    Peapack Gladstone Financial Corp.                        11,403     166,256
    Penns Woods Bancorp, Inc.                                 6,023     246,461
#   People's United Financial, Inc.                         537,280   7,070,605
    Peoples Bancorp of North Carolina, Inc.                   4,359      51,131
    Peoples Bancorp, Inc.                                    16,544     337,167
    Peoples Bancorp/Auburn                                    1,479      30,504
#*  PHH Corp.                                                85,169   1,795,363
#*  Phoenix Cos., Inc. (The)                                  8,763     255,091
*   PICO Holdings, Inc.                                      35,902     779,073
*   Pinnacle Financial Partners, Inc.                        54,335   1,318,710
*   Piper Jaffray Cos.                                       23,362     788,701
#   Platinum Underwriters Holdings, Ltd.                     60,202   3,416,463
    PNC Financial Services Group, Inc. (The)                268,801  18,246,212
*   Popular, Inc.                                           165,334   4,710,366
*   Porter Bancorp, Inc.                                     11,060       9,843
#*  Portfolio Recovery Associates, Inc.                      27,693   3,399,316
*   Preferred Bank                                            4,437      73,210
    Premier Financial Bancorp, Inc.                           6,752      82,374
    Primerica, Inc.                                          88,605   3,009,026
*   Primus Guaranty, Ltd.                                    34,369     352,282
#   Principal Financial Group, Inc.                         305,955  11,044,975
    PrivateBancorp, Inc.                                    112,302   2,153,952
    ProAssurance Corp.                                       98,968   4,848,442
    Progressive Corp. (The)                                 203,500   5,146,515
#   Prosperity Bancshares, Inc.                              90,858   4,174,017
#   Protective Life Corp.                                   129,693   4,936,116
#   Provident Financial Holdings, Inc.                       13,977     226,427
    Provident Financial Services, Inc.                       91,196   1,398,035
    Provident New York Bancorp                               56,668     512,279
*   Prudential Bancorp, Inc. of Pennsylvania                  6,633      56,778
    Prudential Financial, Inc.                              231,600  13,993,272
*   PSB Holdings, Inc.                                        3,341      19,478
    Pulaski Financial Corp.                                  14,284     150,696
    Pzena Investment Management, Inc. Class A                 4,045      25,645
    QC Holdings, Inc.                                        17,425      52,972
    QCR Holdings, Inc.                                        2,716      43,375
#   Radian Group, Inc.                                      195,407   2,335,114

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
     Raymond James Financial, Inc.                          171,935 $ 7,121,548
     Regions Financial Corp.                              1,477,710  12,545,758
     Reinsurance Group of America, Inc.                     119,788   7,492,739
#    RenaissanceRe Holdings, Ltd.                            79,147   7,431,112
     Renasant Corp.                                          39,682     905,543
     Republic Bancorp, Inc. Class A                          27,977     621,089
*    Republic First Bancorp, Inc.                            20,055      54,349
     Resource America, Inc. Class A                          25,836     238,208
*    Riverview Bancorp, Inc.                                 12,542      30,728
#    RLI Corp.                                               32,907   2,364,368
     Rockville Financial, Inc.                               43,857     570,141
     Roma Financial Corp.                                    37,277     634,455
*    Royal Bancshares of Pennsylvania, Inc. Class A           6,756       9,121
#    Ryman Hospitality Properties                            72,581   3,226,951
     S&T Bancorp, Inc.                                       48,133     908,270
*    Safeguard Scientifics, Inc.                             31,418     507,087
     Safety Insurance Group, Inc.                            23,140   1,149,364
     Salisbury Bancorp, Inc.                                  1,248      33,384
     Sandy Spring Bancorp, Inc.                              38,129     780,882
     SB Financial Group, Inc.                                 2,715      23,621
     SCBT Financial Corp.                                    23,513   1,123,216
#*   Seacoast Banking Corp. of Florida                       35,115      75,146
#*   Security National Financial Corp. Class A                2,968      23,536
     SEI Investments Co.                                    127,149   3,644,090
     Selective Insurance Group, Inc.                         83,423   1,954,601
*    Shore Bancshares, Inc.                                   6,595      46,165
     SI Financial Group, Inc.                                10,062     116,719
*    Siebert Financial Corp.                                  8,302      11,913
     Sierra Bancorp                                          16,140     208,529
#*   Signature Bank                                          58,969   4,222,770
     Simmons First National Corp. Class A                    26,251     643,675
     Simplicity Bancorp, Inc.                                11,596     173,940
     SLM Corp.                                              351,367   7,255,729
     Somerset Hills Bancorp                                   3,585      40,833
*    Southcoast Financial Corp.                               4,770      24,089
(o)  Southern Community Financial                            13,882       3,054
*    Southern Connecticut Bancorp, Inc.                       1,300       4,810
*    Southern First Bancshares, Inc.                          3,032      32,897
     Southern Missouri Bancorp, Inc.                          1,461      37,248
     Southern National Bancorp of Virginia, Inc.              1,825      18,378
#    Southside Bancshares, Inc.                              28,839     616,584
*    Southwest Bancorp, Inc.                                 29,265     386,883
     Southwest Georgia Financial Corp.                        1,954      18,856
#*   St Joe Co. (The)                                       106,833   2,090,722
     StanCorp Financial Group, Inc.                          65,990   2,849,448
     State Auto Financial Corp.                              54,992     955,761
     State Street Corp.                                     248,017  14,501,554
     StellarOne Corp.                                        34,204     512,718
     Sterling Bancorp                                        48,479     546,843
     Stewart Information Services Corp.                      27,576     746,482
*    Stifel Financial Corp.                                  97,343   3,136,391
*    Stratus Properties, Inc.                                 6,860     105,918

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#*  Suffolk Bancorp                                          13,472 $   210,702
    Summit State Bank                                         4,397      38,034
*   Sun Bancorp, Inc.                                        50,901     163,901
    SunTrust Banks, Inc.                                    273,245   7,992,416
    Susquehanna Bancshares, Inc.                            309,353   3,610,150
*   Sussex Bancorp                                            2,127      13,698
#*  SVB Financial Group                                      70,678   5,025,913
*   SWS Group, Inc.                                          32,323     183,918
    SY Bancorp, Inc.                                         20,952     481,058
    Symetra Financial Corp.                                 133,870   1,824,648
    Synovus Financial Corp.                               1,310,538   3,525,347
    T Rowe Price Group, Inc.                                 31,459   2,280,777
*   Taylor Capital Group, Inc.                               42,479     622,317
#   TCF Financial Corp.                                     265,862   3,868,292
#   TD Ameritrade Holding Corp.                             239,738   4,773,184
    Teche Holding Co.                                         2,166      89,239
#*  Tejon Ranch Co.                                          32,223     940,267
    Territorial Bancorp, Inc.                                16,671     389,768
#   Teton Advisors, Inc. Class A                                 95       1,952
*   Texas Capital Bancshares, Inc.                           64,435   2,684,362
    TF Financial Corp.                                        3,426      85,821
*   TFS Financial Corp.                                     322,410   3,504,597
#   Thomas Properties Group, Inc.                            75,959     386,631
    Timberland Bancorp, Inc.                                  5,770      47,602
    Tompkins Financial Corp.                                 18,644     779,319
#   Torchmark Corp.                                         106,486   6,609,586
    Tower Financial Corp.                                     2,132      29,571
    Tower Group International, Ltd.                          68,455   1,295,169
#   TowneBank                                                44,760     640,516
#*  Transcontinental Realty Investors, Inc.                     100         670
    Travelers Cos., Inc. (The)                              235,445  20,109,357
    Tree.com, Inc.                                           16,234     332,310
    Trico Bancshares                                         23,286     406,806
    TrustCo Bank Corp.                                      146,948     787,641
    Trustmark Corp.                                         103,541   2,541,932
    U.S. Bancorp                                            949,300  31,592,704
    UMB Financial Corp.                                      63,547   3,198,956
    Umpqua Holdings Corp.                                   174,899   2,098,788
    Unico American Corp.                                        100       1,383
    Union Bankshares Inc/Morrisville                          2,439      51,926
    Union First Market Bankshares Corp.                      37,417     707,555
    United Bancshares, Inc.                                   2,086      24,511
#   United Bankshares, Inc.                                  79,055   2,000,882
    United Community Bancorp                                  1,156      11,560
*   United Community Banks, Inc.                             59,054     646,641
*   United Community Financial Corp.                         10,564      43,735
    United Financial Bancorp, Inc.                           27,958     414,058
    United Fire Group, Inc.                                  51,432   1,438,039
*   United Security Bancshares                                8,350      34,317
*   Unity Bancorp, Inc.                                       5,831      41,575
    Universal Insurance Holdings, Inc.                       63,413     379,210
    Univest Corp. of Pennsylvania                            25,594     448,663

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CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Financials -- (Continued)
    Unum Group                                           291,024 $    8,116,659
    Validus Holdings, Ltd.                               178,032      6,873,816
#   Valley National Bancorp                              328,369      2,952,037
    ViewPoint Financial Group, Inc.                       65,752      1,224,302
*   Virginia Commerce Bancorp, Inc.                       47,407        637,150
*   Virtus Investment Partners, Inc.                      10,603      2,025,173
    VSB Bancorp, Inc.                                        134          1,344
    Waddell & Reed Financial, Inc. Class A                29,603      1,269,081
*   Walker & Dunlop, Inc.                                 16,088        286,527
    Washington Banking Co.                                23,202        320,188
    Washington Federal, Inc.                             165,666      2,844,485
    Washington Trust Bancorp, Inc.                        25,812        690,471
*   Waterstone Financial, Inc.                            21,950        175,380
    Wayne Savings Bancshares, Inc.                         1,615         16,102
    Webster Financial Corp.                              139,681      3,264,345
    Wells Fargo & Co.                                  2,707,168    102,818,241
    WesBanco, Inc.                                        42,608      1,066,478
    West BanCorp., Inc.                                   23,486        253,179
#   Westamerica BanCorp.                                  42,931      1,862,776
*   Western Alliance Bancorp                             142,687      2,098,926
    Westfield Financial, Inc.                             39,650        298,564
    Westwood Holdings Group, Inc.                          8,294        362,448
#   Willis Group Holdings P.L.C.                         105,494      4,186,002
*   Wilshire Bancorp, Inc.                               115,415        737,502
#   Wintrust Financial Corp.                              57,112      2,048,036
#*  World Acceptance Corp.                                24,217      2,151,923
    WR Berkley Corp.                                     137,631      5,975,938
*   WSB Holdings, Inc.                                     8,451         55,354
    WSFS Financial Corp.                                     813         39,788
    WVS Financial Corp.                                    2,157         25,884
    XL Group P.L.C.                                      319,765      9,957,482
#*  Yadkin Valley Financial Corp.                         15,039         60,306
#   Zions BanCorp.                                       293,130      7,216,861
#*  ZipRealty, Inc.                                       25,107         82,100
                                                                 --------------
Total Financials                                                  1,685,588,824
                                                                 --------------
Health Care -- (9.4%)
#   Abaxis, Inc.                                          12,970        553,689
    Abbott Laboratories                                  418,863     15,464,422
    AbbVie, Inc.                                         176,697      8,136,897
#*  ABIOMED, Inc.                                          5,518        101,917
#*  Acadia Healthcare Co., Inc.                            4,018        126,768
#*  Accelerate Diagnostics, Inc.                           2,183         13,797
#*  Accuray, Inc.                                        110,347        485,527
*   Acorda Therapeutics, Inc.                             40,753      1,612,596
*   Actavis, Inc.                                         95,501     10,097,321
*   Adcare Health Systems, Inc.                            7,607         44,121
*   Addus HomeCare Corp.                                  10,839        128,334
    Aetna, Inc.                                          184,690     10,608,594
#*  Affymax, Inc.                                         51,139         46,030
#*  Affymetrix, Inc.                                     105,262        383,154
    Agilent Technologies, Inc.                            65,555      2,716,599

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Health Care -- (Continued)
    Air Methods Corp.                                       52,319 $ 1,914,352
#*  Akorn, Inc.                                             21,933     330,092
*   Albany Molecular Research, Inc.                         46,348     552,932
*   Alere, Inc.                                            128,568   3,301,626
*   Alexion Pharmaceuticals, Inc.                           36,176   3,545,248
#*  Align Technology, Inc.                                  80,275   2,658,708
#*  Alkermes P.L.C.                                        131,989   4,040,183
#   Allergan, Inc.                                          33,891   3,848,323
*   Alliance HealthCare Services, Inc.                      10,915     139,166
*   Allied Healthcare Products                               6,964      18,733
*   Allscripts Healthcare Solutions, Inc.                  257,850   3,568,644
#   Almost Family, Inc.                                     13,353     263,588
*   Alnylam Pharmaceuticals, Inc.                           41,355     990,452
*   Alphatec Holdings, Inc.                                 95,998     181,436
*   AMAG Pharmaceuticals, Inc.                              24,566     541,680
#*  Amedisys, Inc.                                          45,678     458,607
*   American Shared Hospital Services                        4,179       6,874
    AmerisourceBergen Corp.                                 88,145   4,770,407
    Amgen, Inc.                                            259,507  27,043,224
*   AMN Healthcare Services, Inc.                           72,857   1,000,327
*   Amsurg Corp.                                            51,064   1,713,708
    Analogic Corp.                                          19,808   1,574,340
*   AngioDynamics, Inc.                                     37,120     376,026
*   Anika Therapeutics, Inc.                                21,374     285,343
#*  Ariad Pharmaceuticals, Inc.                            178,800   3,195,156
#*  Arqule, Inc.                                            26,787      79,022
#*  Arrhythmia Research Technology, Inc.                     1,790       4,529
*   ArthroCare Corp.                                        44,889   1,555,404
#   Assisted Living Concepts, Inc. Class A                  28,902     344,512
*   Astex Pharmaceuticals                                  152,344   1,048,127
#*  athenahealth, Inc.                                      10,282     989,745
*   AtriCure, Inc.                                          13,045     108,795
    Atrion Corp.                                             3,079     617,001
#*  Authentidate Holding Corp.                               1,238       1,560
#*  AVEO Pharmaceuticals, Inc.                              13,498      68,975
    Baxter International, Inc.                              52,724   3,683,826
    Becton Dickinson and Co.                                25,917   2,443,973
*   Bio-Rad Laboratories, Inc. Class A                      35,403   4,239,509
*   Bio-Rad Laboratories, Inc. Class B                       2,960     352,788
#*  Bio-Reference Labs, Inc.                                36,510     931,005
*   Bioanalytical Systems, Inc.                              2,068       3,050
#*  BioCryst Pharmaceuticals, Inc.                          33,426      67,186
*   Biogen Idec, Inc.                                       30,059   6,580,817
*   BioMarin Pharmaceutical, Inc.                           35,450   2,325,520
#*  Biosante Pharmaceuticals, Inc.                           1,265       1,429
*   BioScrip, Inc.                                          94,793   1,313,831
*   Biospecifics Technologies Corp.                          1,942      30,820
    Biota Pharmaceuticals, Inc.                              5,213      21,947
*   Boston Scientific Corp.                              1,564,548  11,718,465
*   Bovie Medical Corp.                                     16,167      52,543
    Bristol-Myers Squibb Co.                               291,159  11,564,835
#*  Brookdale Senior Living, Inc.                          178,644   4,607,229

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*   Bruker Corp.                                             64,955 $ 1,154,250
#*  BSD Medical Corp.                                         3,163       3,669
*   Cambrex Corp.                                            47,953     598,933
    Cantel Medical Corp.                                     43,806   1,384,708
*   Capital Senior Living Corp.                              43,514   1,055,650
*   Cardica, Inc.                                             3,013       3,917
    Cardinal Health, Inc.                                   103,083   4,558,330
*   CardioNet, Inc.                                          22,821      66,409
*   CareFusion Corp.                                        229,823   7,685,281
*   CAS Medical Systems, Inc.                                   693       1,372
#*  Catalyst Pharmaceutical Partners, Inc.                      890         672
#*  Catamaran Corp.                                          51,636   2,980,946
*   Celgene Corp.                                            45,414   5,362,031
*   Celldex Therapeutics, Inc.                               88,604   1,156,282
#*  Celsion Corp.                                             7,425       6,207
*   Centene Corp.                                            70,647   3,263,891
#*  Cepheid, Inc.                                            18,235     695,301
#*  Cerner Corp.                                             26,038   2,519,697
*   Charles River Laboratories International, Inc.           65,975   2,869,253
    Chemed Corp.                                             31,925   2,605,718
*   Chindex International, Inc.                              12,137     166,277
    Cigna Corp.                                             203,814  13,486,372
#*  Codexis, Inc.                                            13,246      29,671
*   Columbia Laboratories, Inc.                               6,488       3,958
    Community Health Systems, Inc.                          148,992   6,789,565
    Computer Programs & Systems, Inc.                         4,189     219,755
#*  Conceptus, Inc.                                          45,586   1,413,622
    CONMED Corp.                                             43,673   1,368,275
    Cooper Cos., Inc. (The)                                  74,291   8,201,726
*   Cornerstone Therapeutics, Inc.                            2,272      19,039
*   Corvel Corp.                                             15,645     742,668
#*  Covance, Inc.                                            72,888   5,434,529
    Coventry Health Care, Inc.                              155,335   7,696,849
    Covidien P.L.C.                                          84,869   5,418,037
    CR Bard, Inc.                                            12,868   1,278,564
*   Cross Country Healthcare, Inc.                           40,726     203,630
    CryoLife, Inc.                                           38,877     233,262
#*  Cubist Pharmaceuticals, Inc.                             77,602   3,563,484
#*  Cumberland Pharmaceuticals, Inc.                         29,618     138,612
*   Cutera, Inc.                                             22,365     248,475
*   Cyberonics, Inc.                                         26,907   1,168,302
*   Cyclacel Pharmaceuticals, Inc.                            1,771       8,164
*   Cynosure, Inc. Class A                                   21,888     566,024
*   DaVita HealthCare Partners, Inc.                         37,711   4,474,410
    Daxor Corp.                                               5,407      41,309
#   DENTSPLY International, Inc.                             96,933   4,105,113
#*  Depomed, Inc.                                            79,726     439,290
*   Digirad Corp.                                            23,800      60,928
*   Durect Corp.                                             40,784      64,031
*   Dyax Corp.                                               68,911     189,505
*   Dynacq Healthcare, Inc.                                   3,325         203
#*  Dynavax Technologies Corp.                               23,749      55,810

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
#*  Edwards Lifesciences Corp.                               36,693 $2,340,646
    Eli Lilly & Co.                                         124,130  6,874,319
*   Emergent Biosolutions, Inc.                              55,190    846,615
*   Emeritus Corp.                                           65,645  1,687,076
#*  Endo Health Solutions, Inc.                             160,078  5,865,258
#*  Endocyte, Inc.                                           42,720    593,381
    Ensign Group, Inc. (The)                                 32,631  1,137,843
#*  EnteroMedics, Inc.                                          417        400
#*  Enzo Biochem, Inc.                                       53,941    120,828
    Enzon Pharmaceuticals, Inc.                              77,086    254,384
#*  Exact Sciences Corp.                                     15,692    146,563
*   Exactech, Inc.                                           18,871    349,114
#*  ExamWorks Group, Inc.                                    12,596    227,988
#*  Exelixis, Inc.                                           29,274    151,932
*   Express Scripts Holding Co.                             146,438  8,694,024
*   Five Star Quality Care, Inc.                             73,322    346,813
*   Forest Laboratories, Inc.                               187,988  7,032,631
*   Furiex Pharmaceuticals, Inc.                             14,153    480,494
#*  Genomic Health, Inc.                                      2,623     79,634
*   Gentiva Health Services, Inc.                            57,592    604,140
*   GenVec, Inc.                                                217        245
*   Geron Corp.                                              69,319     81,103
#*  Gilead Sciences, Inc.                                   135,356  6,854,428
*   Greatbatch, Inc.                                         36,653  1,024,085
#*  GTx, Inc.                                                30,947    142,975
*   Haemonetics Corp.                                        84,365  3,248,052
*   Hanger, Inc.                                             52,523  1,596,174
*   Harvard Bioscience, Inc.                                 41,105    210,458
    HCA Holdings, Inc.                                       11,068    441,503
#*  Health Management Associates, Inc. Class A              396,076  4,550,913
*   Health Net, Inc.                                        135,377  3,980,084
#*  HealthSouth Corp.                                        70,418  1,936,495
*   HealthStream, Inc.                                       26,746    614,088
*   Healthways, Inc.                                         53,234    739,420
#*  Henry Schein, Inc.                                       63,424  5,733,530
#   Hi-Tech Pharmacal Co., Inc.                              21,628    715,022
    Hill-Rom Holdings, Inc.                                  96,766  3,296,818
#*  HMS Holdings Corp.                                       18,900    476,469
#*  Hologic, Inc.                                           247,729  5,046,240
*   Hooper Holmes, Inc.                                      27,377     11,772
#*  Horizon Pharma, Inc.                                     25,375     60,900
#*  Hospira, Inc.                                           113,374  3,754,947
    Humana, Inc.                                            106,714  7,908,575
*   ICU Medical, Inc.                                        23,565  1,419,791
*   Idera Pharmaceuticals, Inc.                              30,405     22,500
#*  IDEXX Laboratories, Inc.                                 10,874    956,477
#*  Illumina, Inc.                                           19,907  1,287,784
#*  Immunomedics, Inc.                                       35,448     90,747
*   Impax Laboratories, Inc.                                110,724  1,937,670
#*  Incyte Corp., Ltd.                                       77,920  1,725,928
*   Infinity Pharmaceuticals, Inc.                           22,453    967,500
#*  Inovio Pharmaceuticals, Inc.                             13,901      8,466

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
*     Integra LifeSciences Holdings Corp.                    42,971 $ 1,505,274
*     Intuitive Surgical, Inc.                                3,637   1,790,459
      Invacare Corp.                                         47,607     640,314
#*    IPC The Hospitalist Co., Inc.                          25,644   1,169,879
*     Iridex Corp.                                            6,507      32,990
*     Jazz Pharmaceuticals P.L.C.                            39,314   2,293,972
      Johnson & Johnson                                     388,122  33,079,638
#*    Keryx Biopharmaceuticals, Inc.                          5,600      45,640
      Kewaunee Scientific Corp.                               3,000      39,180
*     Kindred Healthcare, Inc.                               82,759     868,142
#*    Laboratory Corp. of America Holdings                   59,040   5,511,974
      Landauer, Inc.                                          5,650     315,666
*     Lannett Co., Inc.                                      39,671     460,580
*     LCA-Vision, Inc.                                       20,620      70,108
      LeMaitre Vascular, Inc.                                22,583     136,853
#*    Lexicon Pharmaceuticals, Inc.                          13,738      27,201
*     LHC Group, Inc.                                        29,031     630,553
*     Life Technologies Corp.                               120,198   8,857,391
*     LifePoint Hospitals, Inc.                              79,199   3,801,552
*     Luminex Corp.                                          34,672     576,595
*     Magellan Health Services, Inc.                         44,068   2,254,519
      Masimo Corp.                                           63,309   1,269,979
#*    Mast Therapeutics, Inc.                                25,886      17,359
      Maxygen, Inc.                                          48,995     117,588
      McKesson Corp.                                         54,224   5,737,984
*     MedAssets, Inc.                                        97,593   1,827,917
(o)*  MedCath Corp.                                          26,258      35,973
*     Medical Action Industries, Inc.                        32,084     260,843
*     Medicines Co. (The)                                    89,159   3,010,008
*     MediciNova, Inc.                                        5,363      16,893
*     Medidata Solutions, Inc.                                8,885     589,609
#*    Medivation, Inc.                                       28,640   1,509,614
*     MEDNAX, Inc.                                           79,366   7,042,145
      Medtronic, Inc.                                       231,890  10,824,625
      Merck & Co., Inc.                                   1,401,705  65,880,135
#*    Merge Healthcare, Inc.                                 20,674      64,503
*     Merit Medical Systems, Inc.                            64,564     624,334
#*    Metabolix, Inc.                                         1,182       2,057
#*    Mettler-Toledo International, Inc.                     11,500   2,403,040
*     Misonix, Inc.                                           8,260      47,247
*     Molina Healthcare, Inc.                                71,347   2,368,720
*     Momenta Pharmaceuticals, Inc.                          78,308     964,755
*     MWI Veterinary Supply, Inc.                            11,689   1,375,912
*     Mylan, Inc.                                           304,347   8,859,541
*     Myriad Genetics, Inc.                                  71,035   1,978,325
#*    Nanosphere, Inc.                                       31,702      87,815
#     National Healthcare Corp.                              20,065     931,618
      National Research Corp.                                 9,804     587,750
*     Natus Medical, Inc.                                    58,055     726,268
*     Neogen Corp.                                           19,385     985,340
#*    Neurocrine Biosciences, Inc.                            6,946      80,157
#*    Novavax, Inc.                                           7,065      16,603

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Health Care -- (Continued)
*   NuVasive, Inc.                                          66,912 $  1,403,145
#   Omnicare, Inc.                                         174,573    7,641,060
*   Omnicell, Inc.                                          53,289      960,268
#*  OncoGenex Pharmaceutical, Inc.                           1,700       17,221
#*  Onyx Pharmaceuticals, Inc.                              64,707    6,134,224
#*  Opko Health, Inc.                                       13,088       87,166
*   OraSure Technologies, Inc.                              35,303      157,451
*   Orthofix International NV                               29,396      952,430
*   Osiris Therapeutics, Inc.                               13,955      156,575
#   Owens & Minor, Inc.                                    105,378    3,432,161
#*  Pacific Biosciences of California, Inc.                  5,200       13,312
    Pain Therapeutics, Inc.                                 50,349      207,438
*   Palomar Medical Technologies, Inc.                      27,874      377,693
*   PAREXEL International Corp.                             91,576    3,750,037
    Patterson Cos., Inc.                                   141,055    5,353,037
*   PDI, Inc.                                               21,336       97,506
#   PDL BioPharma, Inc.                                    149,198    1,154,793
    PerkinElmer, Inc.                                      181,988    5,577,932
#*  Pernix Therapeutics Holdings                             7,120       27,198
#   Perrigo Co.                                             21,164    2,527,193
    Pfizer, Inc.                                         3,896,797  113,279,889
*   PharMerica Corp.                                        46,299      596,794
#*  PhotoMedex, Inc.                                         7,613      124,092
#*  Pozen, Inc.                                             44,928      221,495
*   Progenics Pharmaceuticals, Inc.                         48,866      224,784
*   ProPhase Labs, Inc.                                     19,981       29,172
*   Providence Service Corp. (The)                          19,769      346,155
#*  pSivida Corp.                                           25,881       58,750
    Psychemedics Corp.                                       1,810       20,200
    Quality Systems, Inc.                                   31,733      567,069
#   Quest Diagnostics, Inc.                                107,667    6,064,882
#   Questcor Pharmaceuticals, Inc.                          47,500    1,460,150
*   Quidel Corp.                                            50,738    1,132,472
*   RadNet, Inc.                                            33,951       93,026
#*  Regeneron Pharmaceuticals, Inc.                         33,215    7,145,875
*   Repligen Corp.                                          49,118      440,097
#   ResMed, Inc.                                            79,885    3,836,078
*   Retractable Technologies, Inc.                           7,725        9,425
*   Rigel Pharmaceuticals, Inc.                            102,876      492,776
*   Rochester Medical Corp.                                 15,592      211,739
*   RTI Biologics, Inc.                                     87,990      350,200
#*  Salix Pharmaceuticals, Ltd.                             24,827    1,298,204
#*  Sangamo Biosciences, Inc.                               38,459      391,513
*   Santarus, Inc.                                          49,945      917,490
#*  Sciclone Pharmaceuticals, Inc.                          88,042      416,439
#*  Seattle Genetics, Inc.                                  38,000    1,404,100
    Select Medical Holdings Corp.                          193,326    1,594,939
    Simulations Plus, Inc.                                   4,400       17,380
*   Sirona Dental Systems, Inc.                             69,168    5,086,615
*   Skilled Healthcare Group, Inc. Class A                  34,371      241,972
*   Solta Medical, Inc.                                     78,077      152,250
    Span-America Medical Systems, Inc.                       3,812       75,058

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*    Spectranetics Corp.                                     43,357 $   808,608
#    Spectrum Pharmaceuticals, Inc.                          95,574     708,203
     St Jude Medical, Inc.                                  175,199   7,221,703
*    Staar Surgical Co.                                      26,138     182,443
*    StemCells, Inc.                                            545         921
#*   Stereotaxis, Inc.                                        4,433       7,846
     STERIS Corp.                                            86,361   3,591,754
#*   Strategic Diagnostics, Inc.                             14,178      14,745
#    Stryker Corp.                                           51,444   3,373,698
*    Sucampo Pharmaceuticals, Inc. Class A                   14,749     140,263
*    SunLink Health Systems, Inc.                             3,122       2,498
*    SurModics, Inc.                                         27,984     740,177
*    Symmetry Medical, Inc.                                  59,206     705,736
#*   Synageva BioPharma Corp.                                 2,846     147,110
*    Targacept, Inc.                                          4,269      19,680
*    Team Health Holdings, Inc.                              44,743   1,668,019
#    Techne Corp.                                            14,100     904,374
#    Teleflex, Inc.                                          66,209   5,172,909
*    Tenet Healthcare Corp.                                 164,303   7,452,784
*    Theragenics Corp.                                       18,695      26,921
#*   Theravance, Inc.                                         4,573     154,339
     Thermo Fisher Scientific, Inc.                         194,724  15,710,332
*    Thoratec Corp.                                          76,289   2,761,662
*    Tornier NV                                               6,959     126,584
#*   TranS1, Inc.                                            28,585      57,456
*    Transcept Pharmaceuticals, Inc.                         23,021      91,163
*    Triple-S Management Corp. Class B                       29,482     531,560
(o)  Trubion Pharmeceuticals, Inc.                            4,801          --
#*   United Therapeutics Corp.                               57,611   3,847,263
     UnitedHealth Group, Inc.                               466,552  27,960,461
     Universal American Corp.                               121,218   1,036,414
     Universal Health Services, Inc. Class B                110,174   7,336,487
*    Urologix, Inc.                                           3,979       1,950
*    Uroplasty, Inc.                                          2,767       6,918
     US Physical Therapy, Inc.                               18,067     431,079
     Utah Medical Products, Inc.                              6,006     266,246
*    Vanguard Health Systems, Inc.                           31,241     457,056
#*   Varian Medical Systems, Inc.                            17,446   1,136,432
*    Vascular Solutions, Inc.                                26,257     417,749
*    VCA Antech, Inc.                                       146,342   3,526,842
#*   Vertex Pharmaceuticals, Inc.                            30,622   2,352,382
#*   Vical, Inc.                                             47,689     175,972
*    ViroPharma, Inc.                                       109,689   2,989,025
*    Volcano Corp.                                            6,203     125,859
     Warner Chilcott P.L.C. Class A                          98,675   1,418,946
#*   Waters Corp.                                            16,195   1,496,418
*    WellCare Health Plans, Inc.                             55,803   3,253,873
     WellPoint, Inc.                                        203,028  14,804,802
     West Pharmaceutical Services, Inc.                      53,950   3,445,247
#*   Wright Medical Group, Inc.                              64,307   1,507,356
*    XenoPort, Inc.                                          47,251     293,429
#*   Zalicus, Inc.                                           53,438      31,267

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
#    Zimmer Holdings, Inc.                                 127,441 $  9,742,864
                                                                   ------------
Total Health Care                                                   889,140,484
                                                                   ------------
Industrials -- (11.9%)
     3M Co.                                                 78,020    8,169,474
#    AAON, Inc.                                             38,853    1,103,814
     AAR Corp.                                              64,222    1,147,005
     ABM Industries, Inc.                                   88,419    1,993,848
#*   Acacia Research Corp.                                  59,406    1,415,051
#*   ACCO Brands Corp.                                     117,536      793,368
#*   Accuride Corp.                                         14,156       72,762
     Aceto Corp.                                            41,777      434,481
     Acme United Corp.                                       2,302       29,466
#    Acorn Energy, Inc.                                     24,822      186,165
*    Active Power, Inc.                                        920        4,204
#    Actuant Corp. Class A                                 121,522    3,803,639
#    Acuity Brands, Inc.                                    45,017    3,284,440
#*   Adept Technology, Inc.                                 14,123       45,617
     ADT Corp. (The)                                       131,385    5,733,641
*    Advisory Board Co. (The)                               27,568    1,354,967
*    AECOM Technology Corp.                                174,318    5,067,424
*    Aegion Corp.                                           60,773    1,279,879
#*   AeroCentury Corp.                                       1,459       28,859
*    Aerosonic Corp.                                         1,200        9,288
#*   Aerovironment, Inc.                                    34,854      674,773
     AGCO Corp.                                             85,758    4,566,613
*    Air Transport Services Group, Inc.                     98,805      570,105
     Aircastle, Ltd.                                        90,875    1,268,615
     Alamo Group, Inc.                                      18,669      748,067
*    Alaska Air Group, Inc.                                113,960    7,024,494
     Albany International Corp. Class A                     43,334    1,258,853
     Allegiant Travel Co.                                   28,186    2,533,921
     Alliant Techsystems, Inc.                              53,439    3,973,724
(o)  Allied Defense Group, Inc. (The)                        8,042       42,221
     Allied Motion Technologies, Inc.                        6,678       47,681
     Altra Holdings, Inc.                                   43,208    1,151,493
     AMERCO                                                 27,845    4,474,691
*    Ameresco, Inc. Class A                                 37,184      274,046
     American Railcar Industries, Inc.                      39,572    1,413,116
     American Science & Engineering, Inc.                   13,227      852,877
#*   American Superconductor Corp.                           9,532       23,925
*    American Woodmark Corp.                                22,814      767,691
     AMETEK, Inc.                                           85,095    3,464,217
     Ampco-Pittsburgh Corp.                                 14,266      267,345
*    AMREP Corp.                                             7,977       72,192
#    AO Smith Corp.                                         58,373    4,403,075
     Apogee Enterprises, Inc.                               46,931    1,195,802
     Applied Industrial Technologies, Inc.                  69,330    2,929,192
*    ARC Document Solutions, Inc.                           66,580      213,722
     Argan, Inc.                                            21,848      386,710
     Arkansas Best Corp.                                    40,747      428,251
*    Armstrong World Industries, Inc.                       74,050    3,779,512

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Arotech Corp.                                             5,156 $    5,465
#*  Ascent Solar Technologies, Inc.                          31,475     20,144
    Astec Industries, Inc.                                   35,190  1,155,288
*   Astronics Corp.                                          18,000    500,400
*   AT Cross Co. Class A                                     18,556    234,177
*   Atlas Air Worldwide Holdings, Inc.                       42,455  1,587,817
*   Avalon Holdings Corp. Class A                             1,202      4,387
    Avery Dennison Corp.                                    160,192  6,639,958
*   Avis Budget Group, Inc.                                 162,147  4,676,319
    AZZ, Inc.                                                40,141  1,697,563
*   B/E Aerospace, Inc.                                     121,675  7,633,889
    Babcock & Wilcox Co. (The)                               94,915  2,581,688
    Barnes Group, Inc.                                       83,052  2,306,354
    Barrett Business Services, Inc.                          13,746    727,713
#*  Beacon Roofing Supply, Inc.                              79,824  3,043,689
    Belden, Inc.                                             70,812  3,499,529
*   Blount International, Inc.                               39,777    552,503
*   BlueLinx Holdings, Inc.                                  86,144    250,679
    Boeing Co. (The)                                         66,931  6,118,163
    Brady Corp. Class A                                      75,110  2,544,727
*   Breeze-Eastern Corp.                                     12,352    104,992
#   Briggs & Stratton Corp.                                  75,422  1,696,241
    Brink's Co. (The)                                        78,202  2,073,135
#*  Broadwind Energy, Inc.                                    2,072      9,324
#*  Builders FirstSource, Inc.                               71,793    444,399
*   CAI International, Inc.                                  34,699    884,478
#   Carlisle Cos., Inc.                                      85,240  5,529,519
*   Casella Waste Systems, Inc. Class A                      38,456    167,668
    Caterpillar, Inc.                                        74,853  6,337,804
*   CBIZ, Inc.                                               93,126    604,388
    CDI Corp.                                                28,435    445,576
    Ceco Environmental Corp.                                 20,767    241,105
    Celadon Group, Inc.                                      36,891    619,400
    CH Robinson Worldwide, Inc.                              16,987  1,008,858
*   Champion Industries, Inc.                                 6,873        756
#*  Chart Industries, Inc.                                   42,909  3,639,112
    Chicago Bridge & Iron Co. NV                             13,995    752,791
#   Chicago Rivet & Machine Co.                                 653     15,803
#   Cintas Corp.                                            116,576  5,230,765
    CIRCOR International, Inc.                               25,738  1,218,180
#   CLARCOR, Inc.                                            64,019  3,309,782
#*  Clean Harbors, Inc.                                      55,996  3,190,092
    CNH Global NV                                            12,717    523,050
    Coleman Cable, Inc.                                       9,999    149,985
#*  Colfax Corp.                                            141,914  6,623,126
*   Columbus McKinnon Corp.                                  31,472    591,044
    Comfort Systems USA, Inc.                                57,206    733,953
*   Command Security Corp.                                   10,654     18,538
*   Commercial Vehicle Group, Inc.                           24,357    170,743
    Compx International, Inc.                                 3,471     43,388
#   Con-way, Inc.                                            91,689  3,099,088
*   Consolidated Graphics, Inc.                              15,322    546,536

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Copart, Inc.                                             71,990 $ 2,537,647
    Corporate Executive Board Co. (The)                      21,537   1,213,825
    Courier Corp.                                            21,176     304,934
    Covanta Holding Corp.                                   213,405   4,268,100
*   Covenant Transportation Group, Inc. Class A              12,060      66,933
#*  CPI Aerostructures, Inc.                                  8,781      80,873
*   CRA International, Inc.                                  14,257     262,899
    Crane Co.                                                72,415   3,898,099
    CSX Corp.                                               566,905  13,940,194
    Cubic Corp.                                              41,214   1,770,966
    Cummins, Inc.                                            25,812   2,746,139
    Curtiss-Wright Corp.                                     73,947   2,428,419
#   Danaher Corp.                                           133,959   8,163,461
#   Deere & Co.                                              46,100   4,116,730
*   Delta Air Lines, Inc.                                   294,469   5,047,199
#   Deluxe Corp.                                             64,753   2,469,679
*   DigitalGlobe, Inc.                                      112,286   3,277,628
*   Dolan Co. (The)                                          44,099      76,291
#   Donaldson Co., Inc.                                      44,342   1,613,162
    Douglas Dynamics, Inc.                                   35,140     491,609
#   Dover Corp.                                             121,960   8,412,801
*   Ducommun, Inc.                                           17,367     425,318
#   Dun & Bradstreet Corp. (The)                             30,081   2,660,664
*   DXP Enterprises, Inc.                                    21,105   1,411,502
*   Dycom Industries, Inc.                                   51,871   1,002,148
    Dynamic Materials Corp.                                  19,547     310,406
#*  Eagle Bulk Shipping, Inc.                                13,093      46,087
    Eastern Co. (The)                                         6,782     113,463
    Eaton Corp. P.L.C.                                      231,288  14,203,396
#*  Echo Global Logistics, Inc.                              31,170     540,800
    Ecology and Environment, Inc. Class A                     3,767      46,560
    EMCOR Group, Inc.                                       107,076   4,004,642
    Emerson Electric Co.                                     95,382   5,294,655
    Encore Wire Corp.                                        34,570   1,132,168
#*  Energy Recovery, Inc.                                    55,984     204,901
*   EnergySolutions, Inc.                                   128,488     530,655
*   EnerNOC, Inc.                                            48,443     848,721
*   EnerSys, Inc.                                            78,497   3,598,302
#*  Engility Holdings, Inc.                                  21,707     520,100
    Ennis, Inc.                                              39,200     602,504
*   EnPro Industries, Inc.                                   32,006   1,577,256
    EnviroStar, Inc.                                            100         133
    Equifax, Inc.                                           103,330   6,323,796
    ESCO Technologies, Inc.                                  42,033   1,511,927
    Espey Manufacturing & Electronics Corp.                   4,614     116,457
*   Esterline Technologies Corp.                             51,250   3,845,800
*   Excel Maritime Carriers, Ltd.                            60,230      24,694
    Exelis, Inc.                                            301,038   3,362,594
    Expeditors International of Washington, Inc.             34,200   1,228,806
    Exponent, Inc.                                           18,149     956,452
#   Fastenal Co.                                             55,147   2,704,960
*   Federal Signal Corp.                                    102,394     794,577

                                      155

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CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Industrials -- (Continued)
    FedEx Corp.                                            155,596 $ 14,627,580
*   Flow International Corp.                                71,353      261,152
#   Flowserve Corp.                                         34,221    5,411,025
    Fluor Corp.                                            110,405    6,290,877
*   Fortune Brands Home & Security, Inc.                   204,895    7,456,129
    Forward Air Corp.                                       40,081    1,478,588
*   Franklin Covey Co.                                      27,517      387,439
    Franklin Electric Co., Inc.                             76,946    2,490,742
    FreightCar America, Inc.                                18,503      386,343
*   Frozen Food Express Industries                          14,040       17,831
*   FTI Consulting, Inc.                                    66,837    2,213,641
*   Fuel Tech, Inc.                                         30,552      122,208
*   Furmanite Corp.                                         56,892      361,264
    G&K Services, Inc. Class A                              29,171    1,370,745
    Gardner Denver, Inc.                                    52,352    3,931,112
    GATX Corp.                                              76,360    3,890,542
#*  Genco Shipping & Trading, Ltd.                          60,046      102,679
*   Gencor Industries, Inc.                                  5,578       38,600
#*  GenCorp, Inc.                                           63,086      824,534
    Generac Holdings, Inc.                                  72,815    2,616,243
*   General Cable Corp.                                     80,896    2,789,294
    General Dynamics Corp.                                 162,242   11,999,418
    General Electric Co.                                 5,693,661  126,911,704
*   Genesee & Wyoming, Inc. Class A                         68,169    5,807,999
*   Gibraltar Industries, Inc.                              48,436      905,753
    Global Power Equipment Group, Inc.                      22,239      366,944
*   Goldfield Corp. (The)                                    9,525       29,528
#   Gorman-Rupp Co. (The)                                   30,367      857,868
*   GP Strategies Corp.                                     30,818      679,537
    Graco, Inc.                                             14,618      884,828
#*  GrafTech International, Ltd.                           151,183    1,085,494
    Graham Corp.                                            15,045      365,594
    Granite Construction, Inc.                              63,238    1,749,795
#   Great Lakes Dredge & Dock Corp.                         94,356      652,944
#*  Greenbrier Cos., Inc.                                   43,568      982,894
#   Griffon Corp.                                           96,455      993,487
#   H&E Equipment Services, Inc.                            53,667    1,092,660
    Hardinge, Inc.                                          14,527      196,115
    Harsco Corp.                                           132,038    2,882,390
#*  Hawaiian Holdings, Inc.                                 81,169      445,618
    Heartland Express, Inc.                                140,012    1,899,963
#   HEICO Corp.                                             30,315    1,334,163
    HEICO Corp. Class A                                     63,997    2,164,379
    Heidrick & Struggles International, Inc.                25,598      338,406
#*  Heritage-Crystal Clean, Inc.                             7,298      113,484
    Herman Miller, Inc.                                     49,591    1,244,238
#*  Hertz Global Holdings, Inc.                            304,946    7,343,100
*   Hexcel Corp.                                           126,769    3,866,454
*   Hill International, Inc.                                51,954      142,874
    HNI Corp.                                               71,389    2,457,923
    Honeywell International, Inc.                           95,314    7,009,392
#   Houston Wire & Cable Co.                                26,140      356,027

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   Hub Group, Inc. Class A                                  60,918 $ 2,232,645
    Hubbell, Inc. Class A                                     7,919     674,303
    Hubbell, Inc. Class B                                    61,563   5,907,585
*   Hudson Global, Inc.                                      43,679     144,141
    Huntington Ingalls Industries, Inc.                      64,098   3,390,784
*   Hurco Cos., Inc.                                          8,940     239,860
*   Huron Consulting Group, Inc.                             35,307   1,475,126
    Hyster-Yale Materials Handling, Inc.                     20,758   1,083,360
*   ICF International, Inc.                                  29,227     792,344
    IDEX Corp.                                              126,777   6,596,207
#*  IHS, Inc. Class A                                        21,518   2,096,499
*   II-VI, Inc.                                              93,419   1,445,192
#   Illinois Tool Works, Inc.                                87,875   5,673,210
    Ingersoll-Rand P.L.C.                                   157,241   8,459,566
#*  InnerWorkings, Inc.                                      66,030     664,922
*   Innotrac Corp.                                            4,173      16,024
    Innovative Solutions & Support, Inc.                     19,410     170,614
    Insperity, Inc.                                          41,907   1,157,890
    Insteel Industries, Inc.                                 25,875     429,008
*   Integrated Electrical Services, Inc.                     14,770      86,109
*   Intelligent Systems Corp.                                   629         912
#   Interface, Inc.                                          83,838   1,403,448
    International Shipholding Corp.                           8,363     151,036
#   Intersections, Inc.                                      30,961     295,987
    Iron Mountain, Inc.                                      80,657   3,053,674
    ITT Corp.                                               114,983   3,173,531
*   Jacobs Engineering Group, Inc.                           84,730   4,277,170
#   JB Hunt Transport Services, Inc.                         32,900   2,338,203
#*  JetBlue Airways Corp.                                   459,283   3,164,460
    John Bean Technologies Corp.                             41,874     868,467
#   Joy Global, Inc.                                         41,920   2,369,318
    Kadant, Inc.                                             17,092     472,936
    Kaman Corp.                                              42,425   1,433,541
    Kansas City Southern                                     99,896  10,895,657
    KAR Auction Services, Inc.                              151,629   3,391,941
    Kaydon Corp.                                             52,864   1,260,278
    KBR, Inc.                                               139,348   4,191,588
    Kelly Services, Inc. Class A                             64,846   1,103,679
    Kelly Services, Inc. Class B                              1,275      22,638
#   Kennametal, Inc.                                        129,101   5,162,749
*   Key Technology, Inc.                                      7,462      93,126
    Kforce, Inc.                                             59,534     900,154
    Kimball International, Inc. Class B                      45,833     421,205
#*  Kirby Corp.                                              90,555   6,781,664
    Knight Transportation, Inc.                             125,378   1,958,404
    Knoll, Inc.                                              59,156     920,467
*   Korn/Ferry International                                 78,418   1,297,818
#*  Kratos Defense & Security Solutions, Inc.                74,634     379,887
    L-3 Communications Holdings, Inc.                       100,263   8,146,369
#   Landstar System, Inc.                                    14,471     790,985
    Lawson Products, Inc.                                    12,431     175,899
*   Layne Christensen Co.                                    31,803     649,735

                                      157

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    LB Foster Co. Class A                                    15,243 $   672,978
    Lennox International, Inc.                               27,100   1,680,200
    Lincoln Electric Holdings, Inc.                         106,249   5,605,697
#   Lindsay Corp.                                            20,298   1,559,292
*   LMI Aerospace, Inc.                                      17,391     371,993
#   Lockheed Martin Corp.                                    31,576   3,128,866
    LS Starrett Co. (The) Class A                             9,260      99,082
    LSI Industries, Inc.                                     42,695     300,573
*   Luna Innovations, Inc.                                    4,551       5,871
*   Lydall, Inc.                                             24,164     346,512
*   Magnetek, Inc.                                            1,525      23,805
#*  Manitex International, Inc.                               2,123      21,506
#   Manitowoc Co., Inc. (The)                               201,574   3,781,528
    Manpowergroup, Inc.                                     126,766   6,738,881
    Marten Transport, Ltd.                                   34,862     710,139
#   Masco Corp.                                             168,629   3,278,148
#*  MasTec, Inc.                                            121,672   3,382,482
    Mastech Holdings, Inc.                                    2,854      20,834
    Matson, Inc.                                             70,131   1,650,884
    McGrath RentCorp                                         36,833   1,144,033
#*  Meritor, Inc.                                            80,849     468,924
    Met-Pro Corp.                                            29,174     390,932
*   Metalico, Inc.                                           76,765     114,380
*   Mfri, Inc.                                                6,501      47,457
    Michael Baker Corp.                                      13,685     333,230
*   Middleby Corp.                                           22,669   3,390,829
    Miller Industries, Inc.                                  16,917     255,616
    Mine Safety Appliances Co.                               57,290   2,749,920
*   Mistras Group, Inc.                                      35,093     665,012
#*  Mobile Mini, Inc.                                        74,370   2,092,028
*   Moog, Inc. Class A                                       63,860   2,950,971
*   Moog, Inc. Class B                                        6,265     287,250
#   MSC Industrial Direct Co., Inc. Class A                  11,500     906,200
    Mueller Industries, Inc.                                 59,084   3,059,370
    Mueller Water Products, Inc. Class A                    255,871   1,514,756
    Multi-Color Corp.                                        19,825     512,675
*   MYR Group, Inc.                                          33,187     756,664
#   National Presto Industries, Inc.                         10,320     774,000
*   National Technical Systems, Inc.                         11,231     108,042
*   Navigant Consulting, Inc.                                77,151     951,272
#*  Navistar International Corp.                             24,255     803,326
*   NCI Building Systems, Inc.                                  929      15,904
    Nielsen Holdings NV                                       6,843     236,905
    NL Industries, Inc.                                      66,217     746,266
*   NN, Inc.                                                 26,052     234,729
#   Nordson Corp.                                            44,212   3,072,292
    Norfolk Southern Corp.                                  166,058  12,856,210
*   Nortek, Inc.                                                376      27,019
    Northrop Grumman Corp.                                  134,779  10,208,161
*   Northwest Pipe Co.                                       14,098     384,734
*   Ocean Power Technologies, Inc.                            8,423      12,971
*   Old Dominion Freight Line, Inc.                         111,090   4,276,965

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Omega Flex, Inc.                                          8,600 $   115,842
*   On Assignment, Inc.                                      86,502   2,099,404
*   Orbital Sciences Corp.                                   93,040   1,676,581
*   Orion Energy Systems, Inc.                               22,128      53,107
*   Orion Marine Group, Inc.                                 23,294     213,373
*   Oshkosh Corp.                                           148,507   5,830,385
*   Owens Corning                                           187,471   7,885,030
#   PACCAR, Inc.                                             54,624   2,719,183
*   Pacer International, Inc.                                54,398     309,525
    Pall Corp.                                               20,800   1,387,568
    PAM Transportation Services, Inc.                         9,059      94,576
*   Park-Ohio Holdings Corp.                                 23,150     851,457
#   Parker Hannifin Corp.                                    97,858   8,667,283
*   Patrick Industries, Inc.                                 16,168     327,564
*   Patriot Transportation Holding, Inc.                     10,465     302,962
*   Pendrell Corp.                                           67,532     114,129
    Pentair, Ltd.                                           202,918  11,028,593
*   PGT, Inc.                                                42,246     325,294
    Pike Electric Corp.                                      54,600     853,398
#   Pitney Bowes, Inc.                                       40,358     551,694
#*  Plug Power, Inc.                                          2,629         421
*   PMFG, Inc.                                               16,342      94,130
#*  Polypore International, Inc.                             76,811   3,220,685
*   Powell Industries, Inc.                                  18,836     927,485
#*  PowerSecure International, Inc.                          39,354     539,150
    Precision Castparts Corp.                                18,338   3,507,876
    Preformed Line Products Co.                               8,209     660,825
    Primoris Services Corp.                                  81,484   1,795,907
    Providence and Worcester Railroad Co.                     3,494      53,895
#   Quad/Graphics, Inc.                                       4,133      86,380
#*  Quality Distribution, Inc.                               37,533     298,763
#   Quanex Building Products Corp.                           57,697     938,730
*   Quanta Services, Inc.                                   180,273   4,953,902
#   Raven Industries, Inc.                                   36,990   1,241,014
#   Raytheon Co.                                            116,541   7,153,287
#*  RBC Bearings, Inc.                                       36,455   1,753,485
    RCM Technologies, Inc.                                   13,580      76,727
#*  Real Goods Solar, Inc. Class A                              512       1,004
#   Regal-Beloit Corp.                                       72,163   5,673,455
*   Republic Airways Holdings, Inc.                          78,614     879,691
    Republic Services, Inc.                                 212,096   7,228,232
    Resources Connection, Inc.                               84,694     962,124
*   Roadrunner Transportation Systems, Inc.                  50,110   1,127,976
#   Robert Half International, Inc.                          27,853     914,135
#   Rockwell Automation, Inc.                                47,364   4,015,520
#   Rockwell Collins, Inc.                                   26,150   1,645,358
    Rollins, Inc.                                            42,385   1,030,803
#   Roper Industries, Inc.                                   66,703   7,981,014
*   RPX Corp.                                                15,044     201,740
#   RR Donnelley & Sons Co.                                 285,484   3,514,308
#*  Rush Enterprises, Inc. Class A                           45,314   1,037,237
*   Rush Enterprises, Inc. Class B                            8,637     171,013

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Ryder System, Inc.                                       82,822 $ 4,809,474
#*  Saia, Inc.                                               24,751   1,012,811
    Schawk, Inc.                                             32,035     326,116
    Servotronics, Inc.                                        1,473      10,944
    SIFCO Industries, Inc.                                    7,118     121,575
    Simpson Manufacturing Co., Inc.                          78,337   2,251,405
    SkyWest, Inc.                                           101,528   1,452,866
    SL Industries, Inc.                                      11,694     224,525
    SmartPros, Ltd.                                           1,344       2,043
#   Snap-on, Inc.                                            79,949   6,891,604
#   Southwest Airlines Co.                                  772,271  10,580,113
*   Sparton Corp.                                            11,200     155,568
*   Spirit Aerosystems Holdings, Inc. Class A               185,389   3,705,926
*   Spirit Airlines, Inc.                                    61,637   1,645,708
    SPX Corp.                                                80,563   6,002,749
#*  Standard Parking Corp.                                   18,468     396,877
#*  Standard Register Co. (The)                              34,067      23,506
    Standex International Corp.                              20,486   1,083,709
    Stanley Black & Decker, Inc.                            132,097   9,882,177
    Steelcase, Inc. Class A                                 139,853   1,776,133
#*  Stericycle, Inc.                                         15,661   1,696,400
*   Sterling Construction Co., Inc.                          23,323     236,029
    Sun Hydraulics Corp.                                     31,604   1,035,031
*   Supreme Industries, Inc. Class A                         13,890      62,227
#*  Swift Transportation Co.                                142,697   2,000,612
    Sypris Solutions, Inc.                                   26,299      84,157
#   TAL International Group, Inc.                            53,234   2,203,888
*   Taser International, Inc.                                82,399     725,935
*   Team, Inc.                                               30,060   1,165,126
*   Tecumseh Products Co. Class A                            15,402     137,078
*   Tecumseh Products Co. Class B                             4,901      39,747
*   Teledyne Technologies, Inc.                              48,937   3,673,211
#   Tennant Co.                                              23,807   1,138,451
*   Terex Corp.                                             177,982   5,090,285
*   Tetra Tech, Inc.                                        101,118   2,658,392
#   Textainer Group Holdings, Ltd.                           67,265   2,601,138
#   Textron, Inc.                                           186,989   4,814,967
*   Thermon Group Holdings, Inc.                             21,422     419,871
    Timken Co.                                              122,787   6,454,913
#   Titan International, Inc.                                82,046   1,830,446
#*  Titan Machinery, Inc.                                    34,120     769,747
*   TMS International Corp. Class A                           1,794      25,905
    Toro Co. (The)                                           37,150   1,672,121
    Towers Watson & Co. Class A                              37,357   2,724,072
    TransDigm Group, Inc.                                    23,800   3,493,840
*   TRC Cos., Inc.                                           29,408     177,624
#*  Trex Co., Inc.                                           22,006   1,071,252
*   Trimas Corp.                                             58,045   1,770,372
#   Trinity Industries, Inc.                                127,125   5,365,946
    Triumph Group, Inc.                                      80,252   6,412,135
*   TrueBlue, Inc.                                           65,975   1,367,002
#*  Tufco Technologies, Inc.                                  2,398      12,170

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CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Industrials -- (Continued)
*   Tutor Perini Corp.                                    76,142 $    1,251,774
    Twin Disc, Inc.                                       22,040        469,893
    Tyco International, Ltd.                             234,882      7,544,410
*   Ultralife Corp.                                       19,679         77,535
    UniFirst Corp.                                        23,805      2,167,445
    Union Pacific Corp.                                  253,811     37,553,876
#*  United Continental Holdings, Inc.                    215,852      6,972,020
#   United Parcel Service, Inc. Class B                   63,147      5,420,538
#*  United Rentals, Inc.                                  76,080      4,002,569
    United Stationers, Inc.                               65,169      2,116,037
    United Technologies Corp.                            109,295      9,977,541
    Universal Forest Products, Inc.                       29,064      1,121,870
*   Universal Power Group, Inc.                            1,134          2,002
*   Universal Security Instruments, Inc.                   1,873          8,925
*   Universal Truckload Services, Inc.                    21,221        535,618
    URS Corp.                                            125,555      5,514,376
#*  US Airways Group, Inc.                               199,017      3,363,387
    US Ecology, Inc.                                      29,321        797,531
*   USA Truck, Inc.                                       14,166         72,672
#*  USG Corp.                                            115,330      2,997,427
    UTi Worldwide, Inc.                                  157,785      2,317,862
    Valmont Industries, Inc.                              33,895      4,939,518
*   Verisk Analytics, Inc. Class A                        27,360      1,676,894
*   Versar, Inc.                                          15,761         69,033
    Viad Corp.                                            32,805        854,570
*   Vicor Corp.                                           32,731        175,765
*   Virco Manufacturing Corp.                             11,119         22,572
*   Volt Information Sciences, Inc.                       23,850        193,185
    VSE Corp.                                              6,890        210,076
*   Wabash National Corp.                                 50,769        478,752
*   WABCO Holdings, Inc.                                  27,768      2,005,683
    Wabtec Corp.                                          54,923      5,763,620
#   Waste Connections, Inc.                              188,274      7,144,998
#   Waste Management, Inc.                               185,963      7,620,764
#   Watsco, Inc.                                          40,177      3,390,135
    Watsco, Inc. Class B                                   5,058        426,465
    Watts Water Technologies, Inc. Class A                44,965      2,116,053
#   Werner Enterprises, Inc.                             115,445      2,650,617
#*  Wesco Aircraft Holdings, Inc.                          2,269         37,461
#*  WESCO International, Inc.                             70,361      5,044,180
#*  Willdan Group, Inc.                                    7,684         17,942
*   Willis Lease Finance Corp.                             8,926        126,660
    Woodward, Inc.                                        87,017      3,131,742
    WW Grainger, Inc.                                     13,523      3,333,014
#*  XPO Logistics, Inc.                                   22,019        359,130
#   Xylem, Inc.                                          126,611      3,513,455
                                                                 --------------
Total Industrials                                                 1,129,907,320
                                                                 --------------
Information Technology -- (11.5%)
#*  3D Systems Corp.                                      84,072      3,214,913
*   Accelrys, Inc.                                        91,304        899,344
    Accenture P.L.C. Class A                              51,686      4,209,308

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   ACI Worldwide, Inc.                                      38,871 $ 1,827,326
#*  Active Network, Inc. (The)                               11,076      55,712
    Activision Blizzard, Inc.                               265,306   3,966,325
*   Actuate Corp.                                            79,760     489,726
*   Acxiom Corp.                                            121,560   2,417,828
*   ADDvantage Technologies Group, Inc.                       7,817      18,448
*   Adobe Systems, Inc.                                      81,557   3,676,590
#   ADTRAN, Inc.                                             87,196   1,831,116
*   Advanced Energy Industries, Inc.                         60,027   1,019,258
#*  Advanced Micro Devices, Inc.                            174,600     492,372
*   Advanced Photonix, Inc. Class A                           1,915         900
*   Advent Software, Inc.                                    54,731   1,589,388
*   Aehr Test Systems                                         4,618       4,618
*   Aeroflex Holding Corp.                                    5,086      37,840
*   Aetrium, Inc.                                             6,465       5,043
*   Agilysys, Inc.                                           36,023     420,749
#*  Akamai Technologies, Inc.                               113,952   5,003,632
#*  Alliance Data Systems Corp.                              11,750   2,018,297
*   Alpha & Omega Semiconductor, Ltd.                        13,132      95,076
    Altera Corp.                                             47,536   1,521,627
    Amdocs, Ltd.                                            131,808   4,705,546
    American Software, Inc. Class A                          41,689     346,436
#*  Amkor Technology, Inc.                                  275,673   1,166,097
#   Amphenol Corp. Class A                                   32,171   2,429,554
*   Amtech Systems, Inc.                                     11,796      43,763
#*  ANADIGICS, Inc.                                         100,745     211,564
    Analog Devices, Inc.                                    113,056   4,973,333
*   Analysts International Corp.                              7,333      26,032
*   Anaren, Inc.                                             21,628     506,311
    Anixter International, Inc.                              49,872   3,577,817
*   ANSYS, Inc.                                              43,080   3,483,449
    AOL, Inc.                                               149,239   5,766,595
    Apple, Inc.                                             123,530  54,692,907
#   Applied Materials, Inc.                                 567,626   8,236,253
*   Applied Micro Circuits Corp.                             99,747     744,113
*   ARRIS Group, Inc.                                       188,152   3,106,390
*   Arrow Electronics, Inc.                                 174,672   6,852,383
#*  Aruba Networks, Inc.                                     40,558     912,149
#*  AsiaInfo-Linkage, Inc.                                   46,753     536,724
*   Aspen Technology, Inc.                                   14,132     430,743
    Astro-Med, Inc.                                           9,339      92,083
#*  Atmel Corp.                                             548,527   3,548,970
*   ATMI, Inc.                                               50,617   1,100,920
*   Autobytel, Inc.                                           3,757      16,493
*   Autodesk, Inc.                                           41,500   1,634,270
    Automatic Data Processing, Inc.                          61,357   4,131,780
    Avago Technologies, Ltd.                                  3,697     118,156
#*  AVG Technologies NV                                       9,103     148,561
*   Aviat Networks, Inc.                                     88,327     282,646
*   Avid Technology, Inc.                                    58,708     386,886
*   Avnet, Inc.                                             174,947   5,729,514
    AVX Corp.                                               222,886   2,520,841

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
    Aware, Inc.                                              26,058 $   125,860
*   Axcelis Technologies, Inc.                               47,595      61,874
#*  AXT, Inc.                                                45,551     130,731
    Badger Meter, Inc.                                       22,530     984,110
    Bel Fuse, Inc. Class A                                    4,354      57,146
    Bel Fuse, Inc. Class B                                   13,898     204,579
*   Benchmark Electronics, Inc.                              86,360   1,540,662
    Black Box Corp.                                          35,024     760,721
    Blackbaud, Inc.                                          36,147   1,059,469
*   Blonder Tongue Laboratories                                 433         416
#*  Blucora, Inc.                                            62,056     916,567
*   BMC Software, Inc.                                       34,522   1,570,061
#   Booz Allen Hamilton Holding Corp.                        49,159     746,725
*   Bottomline Technologies de, Inc.                         61,528   1,612,034
    Broadcom Corp. Class A                                   86,283   3,106,188
#   Broadridge Financial Solutions, Inc.                     63,302   1,593,944
*   BroadVision, Inc.                                         6,453      55,948
*   Brocade Communications Systems, Inc.                    723,453   4,210,496
    Brooks Automation, Inc.                                 105,166   1,022,214
*   Bsquare Corp.                                            12,187      37,658
*   BTU International, Inc.                                  10,388      23,892
    CA, Inc.                                                276,469   7,456,369
*   Cabot Microelectronics Corp.                             38,867   1,302,433
#*  CACI International, Inc. Class A                         43,130   2,522,674
#*  Cadence Design Systems, Inc.                            106,862   1,474,696
*   CalAmp Corp.                                             20,878     232,372
*   Calix, Inc.                                              66,845     570,188
*   Cardtronics, Inc.                                        34,762     973,684
*   Cascade Microtech, Inc.                                  18,571     127,397
#   Cass Information Systems, Inc.                           17,844     745,879
*   Ceva, Inc.                                               27,528     420,077
*   Checkpoint Systems, Inc.                                 62,742     725,925
*   China Information Technology, Inc.                       20,716      27,967
*   Chyron International Corp.                                5,035       6,243
*   CIBER, Inc.                                             152,480     649,565
*   Cinedigm Digital Cinema Corp. Class A                    10,917      16,048
#*  Cirrus Logic, Inc.                                       30,289     584,881
    Cisco Systems, Inc.                                   1,850,259  38,707,418
*   Citrix Systems, Inc.                                     32,097   1,995,470
*   Clearfield, Inc.                                         20,285     142,604
    Cognex Corp.                                             70,570   2,801,629
*   Cognizant Technology Solutions Corp. Class A             31,155   2,018,844
#*  Cogo Group, Inc.                                         15,972      30,507
    Coherent, Inc.                                           36,497   2,041,277
    Cohu, Inc.                                               34,325     328,490
    Communications Systems, Inc.                             17,110     166,480
*   CommVault Systems, Inc.                                  19,732   1,451,091
    Computer Sciences Corp.                                 188,749   8,842,891
    Computer Task Group, Inc.                                30,804     632,098
*   Compuware Corp.                                         333,104   3,997,248
*   comScore, Inc.                                           18,134     293,227
    Comtech Telecommunications Corp.                         36,524     898,856

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Comverse, Inc.                                              147 $     3,900
#*  Concur Technologies, Inc.                                28,597   2,090,727
    Concurrent Computer Corp.                                12,171      85,684
*   Constant Contact, Inc.                                    1,967      28,738
    Convergys Corp.                                         178,498   3,038,036
*   CoreLogic, Inc.                                         163,836   4,469,446
    Corning, Inc.                                           708,402  10,271,829
*   CoStar Group, Inc.                                       36,021   3,905,037
*   Cray, Inc.                                               64,221   1,358,916
#*  Cree, Inc.                                              188,338  10,654,281
    Crexendo, Inc.                                           10,564      25,882
*   CSG Systems International, Inc.                          54,320   1,173,855
    CSP, Inc.                                                 2,797      15,384
    CTS Corp.                                                13,886     147,886
*   CyberOptics Corp.                                        10,031      56,073
#*  Cymer, Inc.                                              52,773   5,528,499
#   Cypress Semiconductor Corp.                              32,385     326,765
    Daktronics, Inc.                                         70,363     702,926
*   Datalink Corp.                                           28,723     321,410
*   Dataram Corp.                                               908       1,898
*   Dealertrack Technologies, Inc.                           71,602   1,994,116
    Dell, Inc.                                              211,492   2,833,993
#*  Demand Media, Inc.                                       49,159     425,717
*   Dice Holdings, Inc.                                     100,155     845,308
#   Diebold, Inc.                                            86,355   2,529,338
*   Digi International, Inc.                                 40,813     372,215
#   Digimarc Corp.                                            9,758     214,091
*   Digital River, Inc.                                      52,061     753,843
*   Diodes, Inc.                                             67,739   1,372,392
#*  Document Security Systems, Inc.                           3,628      11,065
#   Dolby Laboratories, Inc. Class A                         57,350   1,883,947
*   Dot Hill Systems Corp.                                   71,103     107,366
*   DSP Group, Inc.                                          31,722     255,997
    DST Systems, Inc.                                        68,421   4,731,312
*   DTS, Inc.                                                27,939     468,816
*   Dynamics Research Corp.                                  10,821      63,195
    EarthLink, Inc.                                         160,358     912,437
*   eBay, Inc.                                              251,850  13,194,421
#   Ebix, Inc.                                               58,742   1,093,189
#*  Echelon Corp.                                            19,608      43,334
*   EchoStar Corp. Class A                                   60,796   2,387,459
*   Edgewater Technology, Inc.                               10,488      40,484
*   Elecsys Corp.                                               376       2,203
    Electro Rent Corp.                                       37,359     619,039
    Electro Scientific Industries, Inc.                      41,652     449,009
#*  Electronic Arts, Inc.                                   144,139   2,538,288
*   Electronics for Imaging, Inc.                            79,322   2,119,484
    eMagin Corp.                                             12,094      43,176
*   EMC Corp.                                               407,293   9,135,582
#*  Emcore Corp.                                             33,414     146,019
*   Emulex Corp.                                            133,393     800,358
*   Entegris, Inc.                                          231,042   2,190,278

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Entropic Communications, Inc.                           132,003 $   559,693
*   Envestnet, Inc.                                          15,854     288,860
    EPIQ Systems, Inc.                                       53,037     740,927
    ePlus, Inc.                                              11,973     544,532
#*  Equinix, Inc.                                            32,137   6,880,532
*   Euronet Worldwide, Inc.                                  82,362   2,514,512
*   Exar Corp.                                               74,478     802,873
*   ExlService Holdings, Inc.                                51,961   1,694,968
*   Extreme Networks                                        147,467     491,065
#*  F5 Networks, Inc.                                        22,500   1,719,675
*   Fabrinet                                                 18,741     257,314
#   FactSet Research Systems, Inc.                           15,644   1,471,631
    Fair Isaac Corp.                                         57,154   2,662,233
*   Fairchild Semiconductor International, Inc.             205,797   2,654,781
*   FalconStor Software, Inc.                                50,770      83,771
*   FARO Technologies, Inc.                                  22,486     872,232
#   FEI Co.                                                  56,399   3,602,768
    Fidelity National Information Services, Inc.            297,338  12,503,063
#*  Finisar Corp.                                           124,228   1,595,088
#*  First Solar, Inc.                                       138,802   6,462,621
#*  Fiserv, Inc.                                            101,033   9,205,117
*   FleetCor Technologies, Inc.                                 788      60,597
    FLIR Systems, Inc.                                      182,085   4,426,486
*   FormFactor, Inc.                                         76,732     379,823
#   Forrester Research, Inc.                                 32,281   1,157,274
*   Fortinet, Inc.                                           24,220     434,991
#*  Freescale Semiconductor, Ltd.                            27,742     429,446
    Frequency Electronics, Inc.                              10,710     107,314
#*  Fusion-io, Inc.                                             300       5,634
#*  Gartner, Inc.                                            35,704   2,065,476
    Genpact, Ltd.                                           234,177   4,355,692
*   GigOptix, Inc.                                            3,988       3,828
*   Global Cash Access Holdings, Inc.                       107,436     766,019
#   Global Payments, Inc.                                   100,406   4,658,838
    Globalscape, Inc.                                        11,741      19,020
*   Globecomm Systems, Inc.                                  36,811     450,935
*   Google, Inc. Class A                                     29,049  23,952,934
#*  GSE Systems, Inc.                                        19,854      37,524
*   GSI Group, Inc.                                          50,058     427,495
*   GSI Technology, Inc.                                     37,756     235,597
#*  GT Advanced Technologies, Inc.                          125,682     493,930
*   Guidance Software, Inc.                                  17,697     186,172
    Hackett Group, Inc. (The)                                60,552     295,494
#*  Harmonic, Inc.                                          177,547   1,008,467
#   Harris Corp.                                             87,438   4,039,636
*   Hauppauge Digital, Inc.                                   5,400       5,292
#   Heartland Payment Systems, Inc.                          43,083   1,417,000
#   Hewlett-Packard Co.                                     879,452  18,116,711
*   Hittite Microwave Corp.                                  35,227   1,976,587
#*  Hutchinson Technology, Inc.                              31,174      87,287
    IAC/InterActiveCorp                                     165,687   7,798,887
*   ID Systems, Inc.                                         15,829      85,477

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  Identive Group, Inc.                                     25,290 $    24,026
*   IEC Electronics Corp.                                     9,658      55,630
*   iGATE Corp.                                              65,972   1,101,073
#*  iGO, Inc.                                                 2,409       5,998
*   Ikanos Communications, Inc.                              23,895      38,949
*   Imation Corp.                                            54,588     200,884
*   Immersion Corp.                                          28,268     299,358
#*  Infinera Corp.                                          187,326   1,577,285
*   Informatica Corp.                                        29,401     968,175
*   Infosonics Corp.                                          4,740       2,376
*   Ingram Micro, Inc. Class A                              241,119   4,294,329
#*  Innodata, Inc.                                           31,335     102,779
*   Inphi Corp.                                              20,745     195,210
*   Insight Enterprises, Inc.                                89,014   1,612,934
*   Integrated Device Technology, Inc.                      220,778   1,569,732
*   Integrated Silicon Solution, Inc.                        42,871     393,127
#   Intel Corp.                                           1,645,400  39,407,330
*   Intellicheck Mobilisa, Inc.                               7,700       3,927
*   Interactive Intelligence Group, Inc.                     20,026     829,677
    InterDigital, Inc.                                       38,866   1,726,039
*   Intermec, Inc.                                           75,757     745,449
*   Internap Network Services Corp.                          86,821     692,832
    International Business Machines Corp.                   104,255  21,115,808
#*  International Rectifier Corp.                           109,007   2,312,038
*   Interphase Corp.                                          5,636      13,414
    Intersil Corp. Class A                                  184,464   1,431,441
    inTEST Corp.                                              3,806      11,037
*   Intevac, Inc.                                            31,727     143,723
*   IntriCon Corp.                                            8,894      35,843
#   Intuit, Inc.                                             34,988   2,086,684
*   Inuvo, Inc.                                               3,679       2,870
#   IPG Photonics Corp.                                      66,639   4,243,572
#*  Iteris, Inc.                                             12,775      19,929
*   Itron, Inc.                                              60,096   2,382,806
#*  Ixia                                                    117,422   1,933,940
    IXYS Corp.                                               47,132     427,016
#   j2 Global, Inc.                                          85,185   3,467,029
#   Jabil Circuit, Inc.                                     305,058   5,430,032
    Jack Henry & Associates, Inc.                            86,922   4,033,181
#*  JDS Uniphase Corp.                                      275,026   3,712,851
*   Juniper Networks, Inc.                                  370,132   6,125,685
*   Kemet Corp.                                              64,457     401,567
#*  Key Tronic Corp.                                         14,320     161,816
    Keynote Systems, Inc.                                    25,566     286,595
*   KIT Digital, Inc.                                        64,550      19,688
    KLA-Tencor Corp.                                        120,499   6,537,071
*   Kopin Corp.                                              98,511     326,071
*   Kulicke & Soffa Industries, Inc.                        119,071   1,376,461
*   KVH Industries, Inc.                                     22,007     290,712
#*  Lam Research Corp.                                      210,202   9,715,536
*   Lattice Semiconductor Corp.                             188,285     875,525
    Lender Processing Services, Inc.                         41,517   1,151,682

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#   Lexmark International, Inc. Class A                     105,325 $ 3,192,401
*   LGL Group, Inc. (The)                                     2,633      13,692
#*  Limelight Networks, Inc.                                150,081     289,656
#   Linear Technology Corp.                                  47,472   1,732,728
*   Lionbridge Technologies, Inc.                            68,587     234,568
#*  Liquidity Services, Inc.                                  4,258     140,088
    Littelfuse, Inc.                                         38,789   2,708,248
*   LogMeIn, Inc.                                             4,883     110,258
*   LoJack Corp.                                             43,904     154,103
*   LSI Corp.                                               266,959   1,745,912
*   LTX-Credence Corp.                                       78,246     461,651
*   Magnachip Semiconductor Corp.                            57,745     926,230
*   Management Network Group, Inc.                            3,573      10,612
#*  Manhattan Associates, Inc.                               33,551   2,355,616
#   ManTech International Corp. Class A                      37,205     993,001
    Marchex, Inc. Class B                                    38,409     158,629
*   Market Leader, Inc.                                      25,984     260,360
    Marvell Technology Group, Ltd.                          393,175   4,230,563
    Mastercard, Inc. Class A                                 10,047   5,555,288
#*  Mattersight Corp.                                         5,001      23,405
*   Mattson Technology, Inc.                                 81,264     125,147
#   Maxim Integrated Products, Inc.                         149,481   4,623,447
    MAXIMUS, Inc.                                            56,400   4,494,516
#*  MaxLinear, Inc. Class A                                   7,603      47,367
*   Maxwell Technologies, Inc.                               13,137      80,136
*   Measurement Specialties, Inc.                            25,050   1,071,388
#*  MEMC Electronic Materials, Inc.                         384,783   2,077,828
*   MEMSIC, Inc.                                             22,265      90,619
#   Mentor Graphics Corp.                                   185,176   3,381,314
#*  Mercury Systems, Inc.                                    44,384     343,088
    Mesa Laboratories, Inc.                                   5,540     273,454
    Methode Electronics, Inc.                                59,622     857,364
    Micrel, Inc.                                             95,092     956,626
#   Microchip Technology, Inc.                               89,457   3,258,024
#*  Micron Technology, Inc.                               1,084,258  10,213,710
#*  MICROS Systems, Inc.                                     33,544   1,422,601
*   Microsemi Corp.                                         146,906   3,055,645
#   Microsoft Corp.                                         928,949  30,748,212
#*  Mindspeed Technologies, Inc.                             66,142     151,465
    MKS Instruments, Inc.                                    83,956   2,255,898
    MOCON, Inc.                                               8,521     123,554
*   ModusLink Global Solutions, Inc.                         57,190     160,132
#   Molex, Inc.                                              70,390   1,940,652
    Molex, Inc. Class A                                      91,846   2,140,930
*   MoneyGram International, Inc.                            18,939     312,683
    Monolithic Power Systems, Inc.                           59,761   1,441,435
    Monotype Imaging Holdings, Inc.                          58,179   1,349,171
#*  Monster Worldwide, Inc.                                 170,844     748,297
*   MoSys, Inc.                                              51,300     231,876
    Motorola Solutions, Inc.                                 63,769   3,647,587
*   Move, Inc.                                               61,085     696,980
    MTS Systems Corp.                                        24,108   1,469,383

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Multi-Fineline Electronix, Inc.                          34,615 $   527,533
*   Nanometrics, Inc.                                        35,316     495,483
*   NAPCO Security Technologies, Inc.                        12,622      53,517
    National Instruments Corp.                               36,646   1,001,535
#*  NCI, Inc. Class A                                        10,441      44,061
*   NCR Corp.                                               134,305   3,662,497
*   NetApp, Inc.                                            216,656   7,559,128
*   NETGEAR, Inc.                                            61,975   1,846,235
#*  Netlist, Inc.                                            31,529      17,908
*   Netscout Systems, Inc.                                   67,080   1,530,095
#*  NetSuite, Inc.                                           15,289   1,344,820
*   NeuStar, Inc. Class A                                    56,098   2,461,019
*   Newport Corp.                                            60,096     910,454
*   Newtek Business Services, Inc.                           14,356      29,286
    NIC, Inc.                                                37,300     628,132
*   Novatel Wireless, Inc.                                   40,698     106,629
#*  Nuance Communications, Inc.                             212,058   4,037,584
#*  Numerex Corp. Class A                                    16,698     172,323
    NVIDIA Corp.                                            406,868   5,602,572
#*  Oclaro, Inc.                                            106,869     145,342
*   Official Payments Holdings, Inc.                         20,570     115,603
*   OmniVision Technologies, Inc.                            85,395   1,145,147
*   ON Semiconductor Corp.                                  554,948   4,361,891
*   Onvia, Inc.                                               1,484       6,886
*   Oplink Communications, Inc.                              30,921     507,723
    Optical Cable Corp.                                       8,150      34,067
    Oracle Corp.                                            517,147  16,952,079
*   OSI Systems, Inc.                                        31,344   1,796,011
#*  Overland Storage, Inc.                                    1,066       1,205
*   PAR Technology Corp.                                     17,200      72,068
    Park Electrochemical Corp.                               30,101     718,511
#*  Parkervision, Inc.                                        3,828      15,274
#   Paychex, Inc.                                            55,438   2,018,498
    PC Connection, Inc.                                      37,385     577,224
    PC-Tel, Inc.                                             30,780     205,303
*   PCM, Inc.                                                12,993      94,199
*   PDF Solutions, Inc.                                      41,437     708,987
    Perceptron, Inc.                                         10,412      72,780
*   Perficient, Inc.                                         49,972     523,707
*   Performance Technologies, Inc.                            5,773       4,849
*   Pericom Semiconductor Corp.                              34,672     223,981
*   Photronics, Inc.                                         97,035     765,606
*   Pixelworks, Inc.                                         17,904      41,179
*   Planar Systems, Inc.                                     19,314      33,027
    Plantronics, Inc.                                        70,905   3,107,057
*   Plexus Corp.                                             53,956   1,455,193
*   PLX Technology, Inc.                                     55,424     258,830
*   PMC - Sierra, Inc.                                      353,368   2,035,400
#*  Polycom, Inc.                                           169,002   1,774,521
    Power Integrations, Inc.                                 42,415   1,756,405
*   Power-One, Inc.                                         194,055   1,226,428
*   PRGX Global, Inc.                                        35,819     200,228

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Procera Networks, Inc.                                    4,314 $    47,842
*   Progress Software Corp.                                  96,202   2,171,279
*   PROS Holdings, Inc.                                      22,703     588,462
*   PTC, Inc.                                               152,394   3,658,980
#*  Pulse Electronics Corp.                                  34,117      11,122
    QAD, Inc. Class A                                        13,973     168,794
    QAD, Inc. Class B                                         4,740      49,865
#*  QLIK Technologies, Inc.                                     808      21,016
*   QLogic Corp.                                            148,420   1,611,841
    QUALCOMM, Inc.                                          214,176  13,197,525
*   Qualstar Corp.                                            8,094      14,650
#*  Quantum Corp.                                           185,179     264,806
#*  QuickLogic Corp.                                         18,388      47,073
*   QuinStreet, Inc.                                         15,854     103,685
#*  Rackspace Hosting, Inc.                                  20,042     966,024
*   Radisys Corp.                                            40,860     202,666
*   Rainmaker Systems, Inc.                                  16,080       8,040
*   Rambus, Inc.                                             33,337     232,026
#*  RealD, Inc.                                              38,278     573,022
*   RealNetworks, Inc.                                       50,719     390,536
*   Red Hat, Inc.                                            56,958   2,729,997
*   Reis, Inc.                                               16,269     260,792
*   Relm Wireless Corp.                                       4,040       9,615
*   Remark Media, Inc.                                        1,990       6,468
#*  Responsys, Inc.                                          13,129     102,012
    RF Industries, Ltd.                                      10,694      64,057
*   RF Micro Devices, Inc.                                  457,893   2,568,780
    Richardson Electronics, Ltd.                             20,031     234,964
    Rimage Corp.                                             13,779     124,149
#*  Riverbed Technology, Inc.                                62,979     935,868
*   Rofin-Sinar Technologies, Inc.                           41,672   1,037,633
*   Rogers Corp.                                             26,323   1,122,413
*   Rosetta Stone, Inc.                                      33,066     559,807
*   Rovi Corp.                                               87,167   2,038,836
#*  Rubicon Technology, Inc.                                 33,298     246,738
#*  Rudolph Technologies, Inc.                               52,178     608,917
#*  Saba Software, Inc.                                      27,173     247,274
#   SAIC, Inc.                                              508,615   7,598,708
#*  Salesforce.com, Inc.                                     77,600   3,190,136
*   SanDisk Corp.                                           124,559   6,531,874
*   Sanmina Corp.                                           126,808   1,600,317
*   Sapient Corp.                                           226,185   2,641,841
*   ScanSource, Inc.                                         39,560   1,146,053
*   Scientific Learning Corp.                                11,264      11,264
*   Seachange International, Inc.                            52,851     573,962
#   Seagate Technology P.L.C.                               292,776  10,744,879
*   Selectica, Inc.                                             538       4,465
*   Semtech Corp.                                           107,511   3,447,878
*   Sevcon, Inc.                                              1,585       6,340
*   ShoreTel, Inc.                                           68,310     246,599
#*  Sigma Designs, Inc.                                      51,332     244,340
*   Silicon Graphics International Corp.                     36,240     471,120

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  Silicon Image, Inc.                                     125,029 $  616,393
*   Silicon Laboratories, Inc.                               69,871  2,774,577
#*  Skyworks Solutions, Inc.                                101,082  2,230,880
*   Smith Micro Software, Inc.                               43,203     60,484
*   SMTC Corp.                                                1,900      4,199
*   SolarWinds, Inc.                                         28,047  1,426,190
    Solera Holdings, Inc.                                    14,470    833,183
*   Sonic Foundry, Inc.                                         619      4,339
*   Sonus Networks, Inc.                                    432,123    907,458
    Soundbite Communications, Inc.                            2,720      8,323
*   Sourcefire, Inc.                                          2,201    105,120
*   Spansion, Inc. Class A                                   90,173  1,171,347
*   Spark Networks, Inc.                                     20,866    142,306
*   Spire Corp.                                               8,159      5,059
*   SS&C Technologies Holdings, Inc.                        107,968  3,313,538
*   Stamps.com, Inc.                                         24,686    835,374
*   StarTek, Inc.                                            16,081    111,441
#*  STEC, Inc.                                               66,370    240,923
*   STR Holdings, Inc.                                        3,848      8,658
#*  Stratasys, Ltd.                                          24,711  2,052,249
#*  SunPower Corp.                                          188,978  2,568,211
*   Super Micro Computer, Inc.                               63,141    607,416
    Supertex, Inc.                                           18,175    383,129
*   support.com, Inc.                                        75,588    301,596
*   Sykes Enterprises, Inc.                                  65,883  1,013,939
*   Symantec Corp.                                          202,900  4,930,470
*   Symmetricom, Inc.                                        62,080    322,816
*   Synaptics, Inc.                                          53,469  2,204,527
*   Synchronoss Technologies, Inc.                           18,337    519,671
*   SYNNEX Corp.                                             59,165  2,047,109
*   Synopsys, Inc.                                           98,578  3,506,419
    Syntel, Inc.                                             20,935  1,322,464
#*  Take-Two Interactive Software, Inc.                     152,632  2,329,164
    TE Connectivity, Ltd.                                   220,600  9,607,130
*   Tech Data Corp.                                          64,197  2,999,926
*   TechTarget, Inc.                                         49,891    221,516
*   TeleCommunication Systems, Inc. Class A                  71,327    137,661
*   Telenav, Inc.                                            57,342    300,472
*   TeleTech Holdings, Inc.                                  84,820  1,805,818
    Tellabs, Inc.                                           553,536  1,145,820
    Telular Corp.                                            23,893    305,114
*   Teradata Corp.                                           30,060  1,535,164
#*  Teradyne, Inc.                                          304,510  5,006,144
    Tessco Technologies, Inc.                                14,125    288,715
    Tessera Technologies, Inc.                               82,726  1,685,129
#   Texas Instruments, Inc.                                 148,207  5,366,575
    TheStreet, Inc.                                          30,782     57,255
#*  TIBCO Software, Inc.                                     51,980  1,008,932
    Total System Services, Inc.                             197,612  4,667,595
    Transact Technologies, Inc.                              10,841     81,416
#*  Trimble Navigation, Ltd.                                 45,590  1,310,257
*   Trio Tech International                                   3,963      7,926

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CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Information Technology -- (Continued)
*   TriQuint Semiconductor, Inc.                         211,108 $    1,232,871
#   TSR, Inc.                                                751          2,501
*   TTM Technologies, Inc.                               113,319        819,296
#*  Tyler Technologies, Inc.                              31,179      1,971,760
*   Ultimate Software Group, Inc.                          6,001        579,637
*   Ultra Clean Holdings                                  31,297        195,919
*   Ultratech, Inc.                                       44,532      1,312,358
*   Unisys Corp.                                          45,171        864,121
    United Online, Inc.                                  148,872      1,012,330
*   Unwired Planet, Inc.                                  77,315        153,084
#*  USA Technologies, Inc.                                16,331         34,132
#*  UTStarcom Holdings Corp.                              23,800         65,926
*   ValueClick, Inc.                                     123,420      3,808,741
#*  Veeco Instruments, Inc.                               59,656      2,271,104
#*  VeriFone Systems, Inc.                                74,778      1,606,231
*   Verint Systems, Inc.                                  14,583        481,822
#*  VeriSign, Inc.                                        39,976      1,841,694
#*  ViaSat, Inc.                                          68,989      3,343,897
*   Viasystems Group, Inc.                                18,213        231,669
*   Vicon Industries, Inc.                                 3,400         11,390
*   Video Display Corp.                                   10,670         38,946
*   Virtusa Corp.                                         54,146      1,202,583
    Visa, Inc. Class A                                   232,750     39,209,065
#*  Vishay Intertechnology, Inc.                         228,400      3,206,736
*   Vishay Precision Group, Inc.                          24,604        352,575
#*  VistaPrint NV                                         36,517      1,489,894
*   VMware, Inc. Class A                                   8,843        623,431
*   Volterra Semiconductor Corp.                          32,522        423,111
#*  Wave Systems Corp. Class A                             8,000          3,840
    Wayside Technology Group, Inc.                         5,310         63,667
*   Web.com Group, Inc.                                   74,635      1,298,649
*   WebMD Health Corp.                                    14,685        354,643
*   WebMediaBrands, Inc.                                     942          1,630
*   Websense, Inc.                                        17,109        305,225
*   Westell Technologies, Inc. Class A                    69,684        136,581
    Western Digital Corp.                                226,163     12,502,291
#   Western Union Co. (The)                               89,952      1,332,189
*   WEX, Inc.                                             43,750      3,315,375
*   Wireless Ronin Technologies, Inc.                        381            552
*   Wireless Telecom Group, Inc.                           9,995         18,591
#*  WPCS International, Inc.                               6,800          2,448
    Xerox Corp.                                        1,366,443     11,724,081
    Xilinx, Inc.                                         142,458      5,400,583
*   XO Group, Inc.                                        42,210        475,285
#   Xyratex, Ltd.                                         43,595        465,595
*   Yahoo!, Inc.                                         623,942     15,430,086
*   Zebra Technologies Corp. Class A                      65,201      3,041,627
#*  Zix Corp.                                            103,966        390,912
*   Zygo Corp.                                            29,601        442,831
#*  Zynga, Inc. Class A                                  886,480      2,827,871
                                                                 --------------
Total Information Technology                                      1,095,207,863
                                                                 --------------

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Materials -- (4.5%)
    A Schulman, Inc.                                         47,877 $ 1,243,366
#*  AEP Industries, Inc.                                      8,759     675,319
    Air Products & Chemicals, Inc.                           35,450   3,082,732
#   Airgas, Inc.                                             56,913   5,500,641
#   Albemarle Corp.                                          39,910   2,444,487
#   Alcoa, Inc.                                           1,109,490   9,430,665
#   Allegheny Technologies, Inc.                            129,010   3,480,690
#*  Allied Nevada Gold Corp.                                 17,205     184,094
#*  AM Castle & Co.                                          37,054     641,775
    AMCOL International Corp.                                50,959   1,568,008
*   American Biltrite, Inc.                                      36      14,760
*   American Pacific Corp.                                    8,129     199,242
    American Vanguard Corp.                                  41,677   1,201,965
#   Aptargroup, Inc.                                         84,980   4,767,378
#*  Arabian American Development Co.                         13,281     101,068
    Ashland, Inc.                                            85,486   7,284,262
    Axiall Corp.                                             67,854   3,558,942
#   Balchem Corp.                                            25,737   1,115,442
    Ball Corp.                                               55,054   2,428,982
#   Bemis Co., Inc.                                         158,083   6,220,566
    Boise, Inc.                                             169,459   1,353,977
    Buckeye Technologies, Inc.                               65,103   2,447,222
#   Cabot Corp.                                             102,825   3,862,107
*   Calgon Carbon Corp.                                      91,336   1,556,365
#   Carpenter Technology Corp.                               66,930   3,009,173
    Celanese Corp. Series A                                  27,600   1,363,716
*   Century Aluminum Co.                                    142,352   1,161,592
    CF Industries Holdings, Inc.                             43,083   8,035,410
    Chase Corp.                                              11,789     228,707
*   Chemtura Corp.                                          162,814   3,461,426
*   Clearwater Paper Corp.                                   34,932   1,607,571
#   Cliffs Natural Resources, Inc.                           51,572   1,100,546
*   Coeur d'Alene Mines Corp.                               145,280   2,214,067
    Commercial Metals Co.                                   190,692   2,787,917
#   Compass Minerals International, Inc.                     13,558   1,173,309
*   Contango ORE, Inc.                                        1,821      15,652
*   Continental Materials Corp.                               1,019      17,578
*   Core Molding Technologies, Inc.                          11,130      99,168
*   Crown Holdings, Inc.                                     37,000   1,579,160
    Cytec Industries, Inc.                                   73,731   5,372,041
    Deltic Timber Corp.                                      16,051   1,002,866
    Domtar Corp.                                             59,170   4,112,907
    Dow Chemical Co. (The)                                  627,320  21,272,421
    Eagle Materials, Inc.                                    69,674   4,720,413
#   Eastman Chemical Co.                                     66,655   4,442,556
    Ecolab, Inc.                                             61,063   5,167,151
#   EI du Pont de Nemours & Co.                             117,889   6,426,129
*   Ferro Corp.                                             126,870     893,165
#*  Flotek Industries, Inc.                                   8,089     129,748
    FMC Corp.                                                45,000   2,731,500
#   Freeport-McMoRan Copper & Gold, Inc.                    512,364  15,591,237
    Friedman Industries, Inc.                                13,567     129,158

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
    FutureFuel Corp.                                         23,204 $   284,249
*   General Moly, Inc.                                      142,545     265,134
    Globe Specialty Metals, Inc.                            121,290   1,584,047
#*  Golden Minerals Co.                                      19,506      35,501
*   Graphic Packaging Holding Co.                           540,426   4,064,004
    Greif, Inc. Class A                                      41,493   1,998,718
#   Greif, Inc. Class B                                      28,377   1,469,645
    Hawkins, Inc.                                            16,132     599,949
    Haynes International, Inc.                               19,905     967,582
    HB Fuller Co.                                            82,394   3,122,733
*   Headwaters, Inc.                                         76,455     830,301
#   Hecla Mining Co.                                        451,137   1,533,866
*   Horsehead Holding Corp.                                  71,161     761,423
#   Huntsman Corp.                                          386,450   7,288,447
    Innophos Holdings, Inc.                                  35,161   1,804,111
    Innospec, Inc.                                           37,656   1,657,241
#   International Flavors & Fragrances, Inc.                 17,200   1,327,668
    International Paper Co.                                 256,800  12,064,464
#   Intrepid Potash, Inc.                                   102,060   1,878,925
    Kaiser Aluminum Corp.                                    29,817   1,878,471
    KapStone Paper and Packaging Corp.                       77,494   2,292,273
    KMG Chemicals, Inc.                                      16,676     306,171
    Koppers Holdings, Inc.                                   15,719     690,221
*   Kraton Performance Polymers, Inc.                        44,778   1,016,908
#   Kronos Worldwide, Inc.                                   84,537   1,494,614
*   Landec Corp.                                             41,024     550,132
*   Louisiana-Pacific Corp.                                 217,242   3,936,425
*   LSB Industries, Inc.                                     36,216   1,182,815
    LyondellBasell Industries NV Class A                     92,925   5,640,547
#   Martin Marietta Materials, Inc.                          54,831   5,537,383
*   Material Sciences Corp.                                   8,954      93,659
#   Materion Corp.                                           31,346     830,356
#*  McEwen Mining, Inc.                                     271,668     632,986
    MeadWestvaco Corp.                                      177,786   6,130,061
*   Mercer International, Inc.                               78,277     492,362
    Minerals Technologies, Inc.                              55,120   2,239,526
#*  Mines Management, Inc.                                   13,118      10,363
*   Mod-Pac Corp.                                             3,434      28,674
#*  Molycorp, Inc.                                           13,274      77,520
    Monsanto Co.                                             66,246   7,076,398
    Mosaic Co. (The)                                        159,067   9,796,937
    Myers Industries, Inc.                                   51,275     759,895
    Neenah Paper, Inc.                                       25,524     734,070
#   NewMarket Corp.                                          16,011   4,302,156
    Newmont Mining Corp.                                    257,402   8,339,825
    Noranda Aluminum Holding Corp.                           38,891     148,175
*   Northern Technologies International Corp.                 5,900      63,720
    Nucor Corp.                                             185,428   8,088,369
#   Olin Corp.                                              124,750   3,015,207
    Olympic Steel, Inc.                                      16,035     320,700
*   OM Group, Inc.                                           51,767   1,266,738
*   OMNOVA Solutions, Inc.                                   73,595     490,879

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
*   Owens-Illinois, Inc.                                    192,526 $5,059,583
    Packaging Corp. of America                              121,239  5,766,127
*   Penford Corp.                                            22,102    243,122
    PH Glatfelter Co.                                        63,321  1,519,704
    PolyOne Corp.                                           153,124  3,449,884
    PPG Industries, Inc.                                     20,779  3,057,422
    Praxair, Inc.                                            34,453  3,937,978
    Quaker Chemical Corp.                                    21,597  1,332,967
    Reliance Steel & Aluminum Co.                           116,824  7,601,738
#*  Resolute Forest Products, Inc.                            5,403     79,046
    Rock Tenn Co. Class A                                    71,019  7,111,843
    Rockwood Holdings, Inc.                                  98,930  6,419,568
#   Royal Gold, Inc.                                         72,115  4,008,152
    RPM International, Inc.                                 169,023  5,476,345
#*  RTI International Metals, Inc.                           47,769  1,386,256
#   Schnitzer Steel Industries, Inc. Class A                 40,330    989,295
    Schweitzer-Mauduit International, Inc.                   51,316  2,067,522
#   Scotts Miracle-Gro Co. (The) Class A                     33,010  1,497,003
    Sealed Air Corp.                                        292,855  6,477,953
*   Senomyx, Inc.                                            26,984     55,317
    Sensient Technologies Corp.                              78,872  3,103,613
    Sherwin-Williams Co. (The)                               19,100  3,497,401
#   Sigma-Aldrich Corp.                                      22,268  1,752,269
    Silgan Holdings, Inc.                                    38,508  1,843,378
*   Silver Bull Resources, Inc.                               8,400      3,158
#*  Solitario Exploration & Royalty Corp.                     2,615      3,164
#   Sonoco Products Co.                                     131,402  4,604,326
#   Southern Copper Corp.                                    25,873    862,347
    Steel Dynamics, Inc.                                    357,233  5,372,784
    Stepan Co.                                               34,439  1,960,957
*   Stillwater Mining Co.                                   190,200  2,366,088
*   SunCoke Energy, Inc.                                    104,991  1,588,514
    Synalloy Corp.                                           11,860    167,107
#*  Texas Industries, Inc.                                   46,329  2,950,231
    Tredegar Corp.                                           33,747    998,911
    Tronox, Ltd. Class A                                      8,309    170,667
*   United States Lime & Minerals, Inc.                       8,386    387,265
#   United States Steel Corp.                               230,091  4,095,620
*   Universal Stainless & Alloy Products, Inc.               10,522    367,849
#   US Silica Holdings, Inc.                                 12,176    248,756
#   Valhi, Inc.                                             118,994  1,944,362
    Valspar Corp. (The)                                     131,883  8,416,773
#*  Verso Paper Corp.                                        33,897     41,015
#   Vulcan Materials Co.                                    138,741  6,920,401
#   Walter Energy, Inc.                                      58,723  1,052,316
    Wausau Paper Corp.                                       80,348    817,943
    Westlake Chemical Corp.                                  89,408  7,433,381
    Worthington Industries, Inc.                            113,645  3,657,096
#*  WR Grace & Co.                                           39,559  3,050,394
    Zep, Inc.                                                31,221    474,559

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
*     Zoltek Cos., Inc.                                     53,350 $    704,754
                                                                   ------------
Total Materials                                                     425,607,107
                                                                   ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           7,873           --
(o)*  Concord Camera Corp. Escrow Shares                     2,339           --
(o)*  FRD Acquisition Co Escrow Shares                       4,235           --
(o)*  Gerber Scientific, Inc. Escrow Shares                 30,731           --
(o)*  Price Communications Liquidation Trust                11,700           --
(o)*  Softbrands, Inc. Escrow Shares                        14,700           --
(o)*  Voyager Learning Co. Escrow Shares                     7,226           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Telecommunication Services -- (2.7%)
*     8x8, Inc.                                             17,415      125,910
      Alteva                                                 9,033       94,124
      AT&T, Inc.                                         3,049,991  114,252,663
      Atlantic Tele-Network, Inc.                           22,211    1,127,652
#*    Boingo Wireless, Inc.                                 16,070      100,116
*     Cbeyond, Inc.                                         45,512      399,595
#     CenturyLink, Inc.                                    303,450   11,400,617
*     Cincinnati Bell, Inc.                                195,742      689,012
      Consolidated Communications Holdings, Inc.            58,111    1,070,986
#*    Crown Castle International Corp.                      29,691    2,286,207
#     Frontier Communications Corp.                        998,132    4,152,229
*     General Communication, Inc. Class A                   64,916      630,334
#*    Hawaiian Telcom Holdco, Inc.                             367        8,870
      HickoryTech Corp.                                     18,507      190,252
      IDT Corp. Class B                                     33,076      489,194
#*    Iridium Communications, Inc.                         104,650      702,202
#*    Leap Wireless International, Inc.                     89,942      514,468
#*    Level 3 Communications, Inc.                          72,582    1,461,076
#     Lumos Networks Corp.                                  25,298      341,270
*     MetroPCS Communications, Inc.                        296,305    3,508,251
      Neutral Tandem, Inc.                                  47,776      142,373
#*    NII Holdings, Inc.                                   116,994    1,017,848
#     NTELOS Holdings Corp.                                  9,771      143,829
#*    ORBCOMM, Inc.                                         66,840      316,153
*     Premiere Global Services, Inc.                        87,044      977,504
      Primus Telecommunications Group, Inc.                  5,557       69,852
#*    SBA Communications Corp. Class A                      23,603    1,864,401
      Shenandoah Telecommunications Co.                     34,931      572,519
*     Sprint Nextel Corp.                                2,576,737   18,165,996
      Telephone & Data Systems, Inc.                       161,026    3,613,423
#*    tw telecom, Inc.                                     117,288    3,176,159
#*    United States Cellular Corp.                          45,025    1,730,761
      USA Mobility, Inc.                                    33,099      449,153
#     Verizon Communications, Inc.                       1,449,236   78,128,313
*     Vonage Holdings Corp.                                126,186      384,867
#     Windstream Corp.                                     427,884    3,645,572
                                                                   ------------
Total Telecommunication Services                                    257,943,751
                                                                   ------------

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Utilities -- (2.1%)
    AES Corp.                                               472,016 $6,542,142
#   AGL Resources, Inc.                                      51,100  2,240,735
    ALLETE, Inc.                                             41,649  2,138,676
    Alliant Energy Corp.                                     36,568  1,956,754
    Ameren Corp.                                             50,996  1,848,605
    American Electric Power Co., Inc.                        58,603  3,013,952
    American States Water Co.                                20,529  1,138,949
#   American Water Works Co., Inc.                           33,369  1,397,494
#   Aqua America, Inc.                                       77,936  2,472,909
    Artesian Resources Corp. Class A                          5,997    141,349
#   Atmos Energy Corp.                                       57,482  2,550,476
    Avista Corp.                                             64,382  1,805,915
#   Black Hills Corp.                                        48,017  2,251,517
*   Cadiz, Inc.                                               5,844     34,421
    California Water Service Group                           54,764  1,098,018
*   Calpine Corp.                                           370,649  8,054,203
    CenterPoint Energy, Inc.                                 86,557  2,136,227
    CH Energy Group, Inc.                                    20,779  1,350,012
    Chesapeake Utilities Corp.                               11,571    617,429
    Cleco Corp.                                              39,747  1,968,271
    CMS Energy Corp.                                         72,197  2,161,578
    Connecticut Water Service, Inc.                          10,659    303,568
#   Consolidated Edison, Inc.                                35,814  2,279,561
#   Consolidated Water Co., Ltd.                             17,009    169,580
    Delta Natural Gas Co., Inc.                               5,328    115,511
    Dominion Resources, Inc.                                 70,752  4,363,983
    DTE Energy Co.                                           35,764  2,606,480
    Duke Energy Corp.                                        85,548  6,433,210
*   Dynegy, Inc.                                             16,254    401,636
    Edison International                                     50,348  2,708,722
    El Paso Electric Co.                                     42,108  1,577,366
    Empire District Electric Co. (The)                       45,089  1,040,203
    Entergy Corp.                                            23,057  1,642,350
#   Exelon Corp.                                            107,986  4,050,555
#   FirstEnergy Corp.                                        51,922  2,419,565
#   Gas Natural, Inc.                                         5,156     53,261
#   Genie Energy, Ltd. Class B                               32,165    346,739
    Great Plains Energy, Inc.                                85,467  2,062,319
#   Hawaiian Electric Industries, Inc.                       52,901  1,497,098
    IDACORP, Inc.                                            36,703  1,806,155
#   Integrys Energy Group, Inc.                              29,499  1,815,958
#   ITC Holdings Corp.                                       30,558  2,818,059
#   Laclede Group, Inc. (The)                                23,528  1,098,993
#   MDU Resources Group, Inc.                                64,285  1,603,911
    MGE Energy, Inc.                                         24,631  1,375,641
    Middlesex Water Co.                                      17,687    346,842
#   National Fuel Gas Co.                                    17,489  1,096,910
#   New Jersey Resources Corp.                               40,063  1,890,974
    NextEra Energy, Inc.                                     49,821  4,086,817
    NiSource, Inc.                                           60,500  1,859,165
    Northeast Utilities                                      86,388  3,915,968
#   Northwest Natural Gas Co.                                28,392  1,262,592

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Utilities -- (Continued)
       NorthWestern Corp.                                 39,353 $    1,692,966
       NRG Energy, Inc.                                  366,437     10,212,599
       NV Energy, Inc.                                   131,215      2,838,180
       OGE Energy Corp.                                   33,996      2,462,330
#      ONEOK, Inc.                                       120,513      6,189,548
#      Ormat Technologies, Inc.                           65,592      1,425,970
       Otter Tail Corp.                                   36,963      1,153,246
#      Pepco Holdings, Inc.                               48,412      1,094,111
       PG&E Corp.                                         48,207      2,335,147
       Piedmont Natural Gas Co., Inc.                     43,507      1,497,946
#      Pinnacle West Capital Corp.                        23,500      1,431,150
       PNM Resources, Inc.                                86,062      2,066,349
       Portland General Electric Co.                      72,178      2,327,740
       PPL Corp.                                          70,270      2,345,613
       Public Service Enterprise Group, Inc.             212,226      7,769,594
#      Questar Corp.                                     214,038      5,434,425
       RGC Resources, Inc.                                 2,942         58,811
       SCANA Corp.                                        25,601      1,387,574
       Sempra Energy                                      28,400      2,352,940
       SJW Corp.                                          26,109        662,124
#      South Jersey Industries, Inc.                      33,418      2,061,891
#      Southern Co. (The)                                109,357      5,274,288
       Southwest Gas Corp.                                40,916      2,073,214
*      Synthesis Energy Systems, Inc.                     45,358         48,987
#      TECO Energy, Inc.                                 106,329      2,034,074
       UGI Corp.                                         183,913      7,536,755
       UIL Holdings Corp.                                 55,770      2,322,263
       Unitil Corp.                                       15,703        475,958
       UNS Energy Corp.                                   44,287      2,256,865
#      Vectren Corp.                                      50,387      1,892,536
#      Westar Energy, Inc.                                72,321      2,528,342
       WGL Holdings, Inc.                                 33,890      1,566,396
#      Wisconsin Energy Corp.                             45,359      2,038,433
       Xcel Energy, Inc.                                  82,054      2,608,497
       York Water Co.                                     13,028        244,275
                                                                 --------------
Total Utilities                                                     197,670,461
                                                                 --------------
TOTAL COMMON STOCKS                                               8,368,357,138
                                                                 --------------
PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
(o)*   Enron TOPRS 8.125PCT Escrow Shares                  1,977             --
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights          7,309             --
(o)*   CVR Energy, Inc. Contingent Value Rights          123,987             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                     16,743         33,486
(o)*   PhotoMedex, Inc. Contingent Value Warrants            888             --
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17         813             --
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17         813             --
(o)*   United Community Financial Corp. Rights            10,564            808

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
(o)*  Wright Medical Group, Inc. Contingent Value
        Rights                                            11,385 $       29,601
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    63,895
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves      33,805,971     33,805,971
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (11.6%)
(S)@  DFA Short Term Investment Fund                  95,917,561  1,109,766,178
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $7,442,495,082)              $9,511,993,182
                                                                 ==============

                         U.S. VECTOR EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                              SHARES   VALUE+
                                                              ------ ----------
COMMON STOCKS -- (87.7%)

Consumer Discretionary -- (13.7%)
*   1-800-Flowers.com, Inc. Class A                           33,345 $  197,736
    Aaron's, Inc.                                             61,802  1,774,335
#   Abercrombie & Fitch Co. Class A                            9,837    487,522
    Advance Auto Parts, Inc.                                   5,300    444,564
#*  Aeropostale, Inc.                                         25,947    380,383
*   AFC Enterprises, Inc.                                      9,550    304,454
    AH Belo Corp. Class A                                     21,443    124,369
    Ambassadors Group, Inc.                                   17,553     58,803
*   AMC Networks, Inc. Class A                                 2,611    164,519
    Amcon Distributing Co.                                       438     31,164
*   America's Car-Mart, Inc.                                  10,824    500,826
#*  American Apparel, Inc.                                    39,246     75,745
#   American Eagle Outfitters, Inc.                           95,199  1,851,621
    American Greetings Corp. Class A                          21,500    396,460
#*  American Public Education, Inc.                            4,170    139,820
    Ameristar Casinos, Inc.                                   17,244    455,069
*   ANN, Inc.                                                 17,170    507,202
#*  Apollo Group, Inc. Class A                                 1,600     29,392
    Arbitron, Inc.                                             6,700    312,823
*   Arctic Cat, Inc.                                          12,690    570,923
    Ark Restaurants Corp.                                      3,403     74,117
*   Asbury Automotive Group, Inc.                             29,653  1,188,789
*   Ascena Retail Group, Inc.                                 74,986  1,387,241
*   Ascent Capital Group, Inc. Class A                        13,641    906,990
    Autoliv, Inc.                                                575     43,942
*   AutoNation, Inc.                                          23,388  1,064,388
*   Ballantyne Strong, Inc.                                   13,009     58,410
#*  Bally Technologies, Inc.                                  16,084    856,956
#*  Barnes & Noble, Inc.                                      68,629  1,244,244
    Bassett Furniture Industries, Inc.                        10,687    149,939
    Beasley Broadcasting Group, Inc. Class A                   6,377     41,642
#*  Beazer Homes USA, Inc.                                    16,707    269,985
#   bebe stores, Inc.                                         79,250    448,555
#*  Bed Bath & Beyond, Inc.                                    4,900    337,120
    Belo Corp. Class A                                        95,888  1,027,919
    Best Buy Co., Inc.                                        25,712    668,255
    Big 5 Sporting Goods Corp.                                23,602    396,514
*   Big Lots, Inc.                                            16,633    605,774
*   Biglari Holdings, Inc.                                     1,773    686,647
#*  BJ's Restaurants, Inc.                                    23,434    803,786
*   Blue Nile, Inc.                                            1,591     51,914
#   Blyth, Inc.                                               16,340    269,283
    Bob Evans Farms, Inc.                                     29,333  1,271,292
*   Body Central Corp.                                         4,702     47,866
#   Bon-Ton Stores, Inc. (The)                                16,943    259,906
#*  Books-A-Million, Inc.                                     13,630     35,438
#*  BorgWarner, Inc.                                           7,200    562,824
    Bowl America, Inc. Class A                                 2,839     36,169
#*  Boyd Gaming Corp.                                         88,809  1,065,708
*   Bravo Brio Restaurant Group, Inc.                          6,728    114,376
*   Bridgepoint Education, Inc.                               12,801    137,995

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Brinker International, Inc.                              13,098 $   509,512
*   Brookfield Residential Properties, Inc.                   3,692      88,202
    Brown Shoe Co., Inc.                                     47,280     799,505
    Brunswick Corp.                                          58,855   1,863,349
#   Buckle, Inc. (The)                                        9,525     462,439
#*  Buffalo Wild Wings, Inc.                                  5,457     491,130
*   Build-A-Bear Workshop, Inc.                              18,741      95,017
*   Cabela's, Inc.                                           76,421   4,906,228
    Cablevision Systems Corp. Class A                         1,206      17,921
*   Cache, Inc.                                              17,203      65,715
#*  Caesars Entertainment Corp.                               9,601     152,752
    Callaway Golf Co.                                        78,413     525,367
*   Cambium Learning Group, Inc.                             42,184      40,918
    Canterbury Park Holding Corp.                             4,963      58,315
#*  Capella Education Co.                                    13,153     465,879
*   Career Education Corp.                                   68,794     150,659
#*  CarMax, Inc.                                             26,062   1,199,894
*   Carmike Cinemas, Inc.                                     7,123     125,080
    Carnival Corp.                                           68,794   2,374,081
    Carriage Services, Inc.                                  20,067     350,972
*   Carrols Restaurant Group, Inc.                           21,299     101,170
*   Carter's, Inc.                                           28,571   1,868,258
    Cato Corp. (The) Class A                                 21,622     519,144
*   Cavco Industries, Inc.                                    7,578     345,708
    CBS Corp. Class A                                         5,310     243,410
    CBS Corp. Class B                                       101,068   4,626,893
    CEC Entertainment, Inc.                                  12,272     409,517
#*  Central European Media Enterprises, Ltd. Class A         18,425      68,173
*   Charles & Colvard, Ltd.                                  15,731      61,194
#*  Charter Communications, Inc. Class A                        317      31,935
#   Cheesecake Factory, Inc. (The)                           34,243   1,363,556
    Cherokee, Inc.                                            3,009      39,207
#   Chico's FAS, Inc.                                        16,994     310,480
*   Children's Place Retail Stores, Inc. (The)               22,289   1,090,378
*   Chipotle Mexican Grill, Inc.                              3,000   1,089,570
#   Choice Hotels International, Inc.                         6,175     241,195
*   Christopher & Banks Corp.                                33,498     232,811
    Churchill Downs, Inc.                                    16,397   1,253,715
    Cinemark Holdings, Inc.                                  64,550   1,993,949
#*  Citi Trends, Inc.                                        15,568     183,235
*   Clear Channel Outdoor Holdings, Inc. Class A             32,196     232,777
*   Coast Distribution System (The)                           1,632       4,406
*   Cobra Electronics Corp.                                   7,586      23,289
#*  Coinstar, Inc.                                           13,260     700,261
#*  Coldwater Creek, Inc.                                    13,828      49,366
#   Collectors Universe                                       4,583      54,584
#   Columbia Sportswear Co.                                  27,254   1,597,084
    Comcast Corp. Class A                                   322,118  13,303,473
    Comcast Corp. Special Class A                            83,059   3,263,388
*   Conn's, Inc.                                             35,937   1,556,431
    Cooper Tire & Rubber Co.                                 53,922   1,342,119
    Core-Mark Holding Co., Inc.                              12,512     651,124

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Corinthian Colleges, Inc.                                87,764 $  175,528
    Cracker Barrel Old Country Store, Inc.                    6,835    565,528
*   Crocs, Inc.                                              30,700    491,814
*   Crown Media Holdings, Inc. Class A                       18,563     38,054
    CSS Industries, Inc.                                      4,800    137,568
    CTC Media, Inc.                                          95,945  1,198,353
    Culp, Inc.                                               11,988    194,685
#*  Cumulus Media, Inc. Class A                              14,274     45,534
    Dana Holding Corp.                                       67,200  1,159,200
#   Darden Restaurants, Inc.                                  5,017    259,028
#*  Deckers Outdoor Corp.                                     4,800    264,576
*   dELiA*s, Inc.                                            18,616     12,279
*   Delta Apparel, Inc.                                      12,525    167,585
    Destination Maternity Corp.                              13,230    314,212
*   Destination XL Group, Inc.                               53,857    268,208
#   DeVry, Inc.                                              43,999  1,232,412
*   DGSE Cos., Inc.                                           3,503     17,795
#   Dick's Sporting Goods, Inc.                               8,194    394,131
#*  Digital Generation, Inc.                                 28,875    193,463
    Dillard's, Inc. Class A                                  62,205  5,126,314
    DineEquity, Inc.                                         17,026  1,212,932
*   DIRECTV                                                  22,304  1,261,514
*   Discovery Communications, Inc.                            4,083    289,444
#*  Discovery Communications, Inc. Class A                    5,091    401,273
*   Discovery Communications, Inc. Class B                    1,000     78,825
*   Dixie Group, Inc. (The)                                   7,426     44,407
*   Dollar General Corp.                                        500     26,045
*   Dollar Tree, Inc.                                        13,600    646,816
    Domino's Pizza, Inc.                                     14,558    803,602
#   Dorman Products, Inc.                                    32,268  1,217,794
    Dover Downs Gaming & Entertainment, Inc.                 15,417     28,367
#   DR Horton, Inc.                                         155,647  4,059,274
#*  DreamWorks Animation SKG, Inc. Class A                   62,341  1,201,934
    Drew Industries, Inc.                                    22,002    794,272
#   DSW, Inc. Class A                                        12,788    845,543
    EDCI Holdings, Inc.                                       2,070      6,572
#*  Education Management Corp.                               47,218    267,726
#   Educational Development Corp.                             3,287     11,636
    Einstein Noah Restaurant Group, Inc.                     13,719    197,691
*   Emerson Radio Corp.                                      22,180     35,488
*   Emmis Communications Corp. Class A                        5,300      8,109
#*  Empire Resorts, Inc.                                      2,566      4,901
#*  Entercom Communications Corp. Class A                    33,952    268,560
    Entravision Communications Corp. Class A                 40,982    158,191
    Escalade, Inc.                                           11,212     64,357
#   Ethan Allen Interiors, Inc.                              27,900    816,912
*   Ever-Glory International Group, Inc.                      2,000      4,560
*   EW Scripps Co. Class A                                   49,185    683,180
*   Exide Technologies                                       82,430     69,826
    Expedia, Inc.                                            14,450    806,888
*   Express, Inc.                                             2,182     39,734
#*  FAB Universal Corp.                                       1,322      5,856

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                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#   Family Dollar Stores, Inc.                                8,607 $  528,212
*   Famous Dave's Of America, Inc.                            6,706     74,101
*   Federal-Mogul Corp.                                      64,517    482,587
*   Fiesta Restaurant Group, Inc.                            12,924    352,308
    Finish Line, Inc. (The) Class A                          43,139    836,465
    Fisher Communications, Inc.                               7,567    313,425
*   Flanigan's Enterprises, Inc.                                300      2,304
    Flexsteel Industries, Inc.                                5,993    123,396
#   Foot Locker, Inc.                                       105,891  3,692,419
    Ford Motor Co.                                          103,911  1,424,620
*   Fossil, Inc.                                             12,801  1,256,034
    Fred's, Inc. Class A                                     41,518    590,801
    Frisch's Restaurants, Inc.                                5,689     92,844
*   Fuel Systems Solutions, Inc.                             22,489    353,302
*   Full House Resorts, Inc.                                 15,960     44,050
#*  Furniture Brands International, Inc.                     50,500     55,550
*   G-III Apparel Group, Ltd.                                19,582    796,204
*   Gaiam, Inc. Class A                                      17,607     77,295
#   GameStop Corp. Class A                                  124,160  4,333,184
    Gaming Partners International Corp.                       9,358     80,853
#   Gannett Co., Inc.                                       166,926  3,365,228
    Gap, Inc. (The)                                          23,608    896,868
#   Garmin, Ltd.                                             10,038    352,133
*   Geeknet, Inc.                                             1,266     16,559
*   General Motors Co.                                      105,392  3,250,289
*   Genesco, Inc.                                            20,728  1,275,808
#   Gentex Corp.                                             13,836    311,310
*   Gentherm, Inc.                                           25,601    389,903
#   Genuine Parts Co.                                        10,032    765,743
    GNC Holdings, Inc. Class A                                1,500     67,995
*   Goodyear Tire & Rubber Co. (The)                         21,200    264,894
*   Gordmans Stores, Inc.                                       872      9,836
*   Grand Canyon Education, Inc.                              5,668    144,931
*   Gray Television, Inc.                                    52,447    333,038
*   Gray Television, Inc. Class A                             2,300     13,501
#   Group 1 Automotive, Inc.                                 24,620  1,489,018
#   Guess?, Inc.                                             10,171    281,533
#   H&R Block, Inc.                                          12,252    339,870
*   Hallwood Group, Inc. (The)                                  880      7,018
#*  Hanesbrands, Inc.                                         7,900    396,264
    Harley-Davidson, Inc.                                    25,800  1,409,970
#   Harman International Industries, Inc.                    12,590    562,899
*   Harris Interactive, Inc.                                  4,286      7,072
    Harte-Hanks, Inc.                                        62,518    495,768
#   Hasbro, Inc.                                              9,200    435,804
    Hastings Entertainment, Inc.                              1,695      4,280
    Haverty Furniture Cos., Inc.                             23,902    568,390
    Haverty Furniture Cos., Inc. Class A                      1,796     42,565
*   Helen of Troy, Ltd.                                      35,564  1,240,472
#*  hhgregg, Inc.                                            34,055    460,083
#*  Hibbett Sports, Inc.                                      6,651    364,807
    Hillenbrand, Inc.                                        32,488    816,423

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                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Hollywood Media Corp.                                    11,210 $   15,470
    Home Depot, Inc. (The)                                   52,493  3,850,362
    Hooker Furniture Corp.                                   10,935    189,066
    Hot Topic, Inc.                                          45,606    636,204
    HSN, Inc.                                                10,253    539,103
*   Hyatt Hotels Corp. Class A                                6,026    257,190
#*  Iconix Brand Group, Inc.                                 78,132  2,238,482
    International Game Technology                             1,600     27,120
#   International Speedway Corp. Class A                     29,418    966,970
    Interpublic Group of Cos., Inc. (The)                    44,149    611,022
    Interval Leisure Group, Inc.                             27,192    518,280
#*  iRobot Corp.                                             11,711    340,673
*   Isle of Capri Casinos, Inc.                              36,851    282,279
#*  ITT Educational Services, Inc.                            2,258     41,344
*   Jack in the Box, Inc.                                    28,568  1,024,163
    Jaclyn, Inc.                                                400      2,036
    JAKKS Pacific, Inc.                                       5,955     64,969
*   Jarden Corp.                                            117,655  5,295,652
#   JC Penney Co., Inc.                                      93,481  1,534,958
#   John Wiley & Sons, Inc. Class A                           7,484    285,664
    John Wiley & Sons, Inc. Class B                           2,087     77,553
    Johnson Controls, Inc.                                   40,164  1,406,142
*   Johnson Outdoors, Inc. Class A                           14,083    330,387
    Jones Group, Inc. (The)                                  92,800  1,299,200
#*  Jos A Bank Clothiers, Inc.                               22,503    982,931
*   Journal Communications, Inc. Class A                     51,347    349,673
*   K-Swiss, Inc. Class A                                    32,483    153,969
#*  K12, Inc.                                                17,693    450,641
#   KB Home                                                  74,081  1,669,786
*   Kid Brands, Inc.                                         33,024     37,317
*   Kirkland's, Inc.                                         18,225    219,794
#   Kohl's Corp.                                             23,364  1,099,510
*   Kona Grill, Inc.                                          7,282     71,000
    Koss Corp.                                                4,404     21,536
*   Krispy Kreme Doughnuts, Inc.                             59,310    810,175
    L Brands, Inc.                                            6,200    312,542
    La-Z-Boy, Inc.                                           53,633    968,612
#*  Lakeland Industries, Inc.                                 5,597     22,332
*   Lamar Advertising Co. Class A                            10,244    479,624
    Las Vegas Sands Corp.                                    19,359  1,088,944
#*  LeapFrog Enterprises, Inc.                               47,530    424,918
#   Lear Corp.                                                6,993    404,056
*   Learning Tree International, Inc.                        10,875     40,781
*   Lee Enterprises, Inc.                                    37,969     54,675
#   Leggett & Platt, Inc.                                    32,695  1,054,087
#   Lennar Corp. Class A                                    134,243  5,533,496
    Lennar Corp. Class B                                     19,789    645,319
*   Libbey, Inc.                                              8,069    156,297
#*  Liberty Global, Inc. Class A                              3,814    276,019
*   Liberty Global, Inc. Class B                                104      7,523
#*  Liberty Global, Inc. Series C                            10,426    705,319
*   Liberty Interactive Corp. Class A                       267,922  5,704,059

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                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Liberty Interactive Corp. Class B                         4,371 $   92,228
*   Liberty Media Corp. Class A                              35,948  4,129,706
*   Liberty Media Corp. Class B                                 936    107,205
*   Liberty Ventures Series A                                15,974  1,173,610
*   Liberty Ventures Series B                                   218     16,040
#*  Life Time Fitness, Inc.                                  34,630  1,599,213
    Lifetime Brands, Inc.                                    13,209    178,322
*   LIN TV Corp. Class A                                     27,561    339,276
    Lincoln Educational Services Corp.                       20,731    115,472
    Lithia Motors, Inc. Class A                              23,275  1,152,578
*   Live Nation Entertainment, Inc.                         208,833  2,637,561
*   LKQ Corp.                                                62,498  1,504,952
    Loral Space & Communications, Inc.                       11,149    685,886
    Lowe's Cos., Inc.                                        66,542  2,556,544
*   Luby's, Inc.                                             28,310    192,791
#*  Lumber Liquidators Holdings, Inc.                         3,805    311,858
*   M/I Homes, Inc.                                          21,500    528,900
    Mac-Gray Corp.                                           14,033    181,727
    Macy's, Inc.                                             76,588  3,415,825
*   Madison Square Garden Co. (The) Class A                  55,936  3,371,263
*   Maidenform Brands, Inc.                                  23,407    421,326
    Marcus Corp.                                             21,011    269,781
    Marine Products Corp.                                    30,157    218,035
*   MarineMax, Inc.                                          25,574    296,403
*   Marriott Vacations Worldwide Corp.                        7,615    346,330
*   Martha Stewart Living Omnimedia Class A                  40,187     99,262
#   Mattel, Inc.                                             19,217    877,448
    Matthews International Corp. Class A                     21,943    807,722
#*  McClatchy Co. (The) Class A                              64,577    149,173
#   McDonald's Corp.                                          6,200    633,268
    MDC Holdings, Inc.                                       47,401  1,782,278
*   Media General, Inc. Class A                              21,300    174,660
    Men's Wearhouse, Inc. (The)                              55,918  1,873,253
#   Meredith Corp.                                           34,849  1,352,838
*   Meritage Homes Corp.                                     31,380  1,531,030
#*  MGM Resorts International                               270,134  3,814,292
*   Modine Manufacturing Co.                                 51,240    468,334
*   Mohawk Industries, Inc.                                  54,426  6,034,755
*   Monarch Casino & Resort, Inc.                            17,648    227,130
#   Monro Muffler Brake, Inc.                                20,712    856,648
*   Morgans Hotel Group Co.                                     278      1,704
#   Morningstar, Inc.                                         3,175    209,582
*   Motorcar Parts of America, Inc.                          13,504     80,754
    Movado Group, Inc.                                       20,105    607,975
*   MTR Gaming Group, Inc.                                   24,911     85,943
*   Multimedia Games Holding Co., Inc.                       19,081    470,537
    NACCO Industries, Inc. Class A                            7,518    436,194
*   Nathan's Famous, Inc.                                     5,206    232,448
#   National American University Holdings, Inc.                 579      1,934
    National CineMedia, Inc.                                 14,188    230,413
*   Nautilus, Inc.                                           29,587    203,559
*   Navarre Corp.                                            25,294     61,717

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#*  Netflix, Inc.                                             2,866 $  619,257
*   Nevada Gold & Casinos, Inc.                               1,000      1,190
*   New York & Co., Inc.                                     60,373    269,264
#*  New York Times Co. (The) Class A                        141,264  1,251,599
    Newell Rubbermaid, Inc.                                  18,588    489,608
    News Corp. Class A                                      118,700  3,676,139
    News Corp. Class B                                       29,000    902,480
    Nexstar Broadcasting Group, Inc. Class A                  1,441     35,088
    NIKE, Inc.                                                2,400    152,640
*   Nobility Homes, Inc.                                      2,463     13,978
#   Nordstrom, Inc.                                             700     39,613
    Nutrisystem, Inc.                                        15,281    123,776
#*  NVR, Inc.                                                 1,000  1,030,000
*   O'Reilly Automotive, Inc.                                18,013  1,933,155
*   Office Depot, Inc.                                      294,662  1,137,395
    OfficeMax, Inc.                                          95,238  1,096,189
#   Omnicom Group, Inc.                                       6,244    373,204
#*  Orbitz Worldwide, Inc.                                   64,472    385,543
#*  Orchard Supply Hardware Stores Corp. Class A              1,828      3,619
*   Orient-Express Hotels, Ltd. Class A                     113,496  1,146,310
    Outdoor Channel Holdings, Inc.                           27,293    238,814
#*  Overstock.com, Inc.                                       8,272    172,058
    Oxford Industries, Inc.                                  14,497    857,208
#*  P&F Industries, Inc. Class A                              2,014     15,125
#*  Pacific Sunwear of California, Inc.                      60,704    166,936
#*  Panera Bread Co. Class A                                  5,200    921,596
*   Papa John's International, Inc.                           6,524    411,012
*   Penn National Gaming, Inc.                               34,583  2,024,835
    Penske Automotive Group, Inc.                            78,768  2,435,507
*   Pep Boys-Manny Moe & Jack (The)                          59,363    688,611
*   Perfumania Holdings, Inc.                                 3,665     22,833
    Perry Ellis International, Inc.                          17,492    307,334
    PetMed Express, Inc.                                     19,102    238,775
#   PetSmart, Inc.                                           13,036    889,577
    Pier 1 Imports, Inc.                                     68,065  1,579,789
*   Pinnacle Entertainment, Inc.                             52,422    999,163
*   Point.360                                                 2,600      2,704
#   Polaris Industries, Inc.                                  9,939    856,642
    Pool Corp.                                               11,192    548,632
*   priceline.com, Inc.                                       1,900  1,322,381
*   PulteGroup, Inc.                                        226,172  4,747,350
    PVH Corp.                                                20,558  2,372,599
*   QEP Co., Inc.                                             1,500     24,390
#*  Quiksilver, Inc.                                        178,954  1,204,360
#*  Radio One, Inc. Class D                                  39,577     60,553
#   RadioShack Corp.                                         89,952    285,148
    Ralph Lauren Corp.                                        2,157    391,668
*   Reading International, Inc. Class A                      11,759     68,437
*   Red Lion Hotels Corp.                                    20,441    133,480
*   Red Robin Gourmet Burgers, Inc.                          16,700    807,779
#   Regal Entertainment Group Class A                        16,249    291,507
#   Regis Corp.                                              66,496  1,246,800

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Rent-A-Center, Inc.                                      63,835 $2,229,757
*   Rentrak Corp.                                             4,777    108,151
    RG Barry Corp.                                           18,234    251,447
*   Rick's Cabaret International, Inc.                       10,061     84,915
*   Rocky Brands, Inc.                                        7,186    106,353
    Ross Stores, Inc.                                        11,816    780,683
    Royal Caribbean Cruises, Ltd.                           121,652  4,443,948
*   Ruby Tuesday, Inc.                                       69,513    670,105
#*  rue21, Inc.                                               2,954     94,233
*   Ruth's Hospitality Group, Inc.                           34,543    342,321
    Ryland Group, Inc. (The)                                 42,610  1,920,007
#*  Saks, Inc.                                              165,543  1,912,022
    Salem Communications Corp. Class A                       18,285    167,856
#*  Sally Beauty Holdings, Inc.                              17,750    533,565
#   Scholastic Corp.                                         26,776    735,001
*   Scientific Games Corp. Class A                           87,041    772,924
#   Scripps Networks Interactive, Inc. Class A                5,300    352,874
    Sears Canada, Inc.                                       15,617    146,316
#*  Sears Holdings Corp.                                     36,464  1,872,062
#*  Select Comfort Corp.                                     14,500    307,690
    Service Corp. International/US                          200,775  3,389,082
*   SHFL Entertainment, Inc.                                 45,954    726,073
    Shiloh Industries, Inc.                                  16,466    162,190
    Shoe Carnival, Inc.                                      22,239    463,238
*   Shutterfly, Inc.                                         29,705  1,322,764
#   Signet Jewelers, Ltd.                                    14,985  1,029,919
    Sinclair Broadcast Group, Inc. Class A                   30,200    809,360
#   Sirius XM Radio, Inc.                                   127,228    413,491
#   Six Flags Entertainment Corp.                            11,549    841,576
*   Skechers U.S.A., Inc. Class A                            42,109    875,025
*   Skyline Corp.                                             8,700     39,411
#*  Smith & Wesson Holding Corp.                             57,911    508,459
    Sonic Automotive, Inc. Class A                           43,000    945,570
*   Sonic Corp.                                              20,443    256,151
    Sotheby's                                                14,866    527,446
*   Spanish Broadcasting System, Inc. Class A                 1,489      4,497
    Spartan Motors, Inc.                                     36,992    196,797
    Speedway Motorsports, Inc.                               47,584    857,940
*   Sport Chalet, Inc. Class A                                5,873      8,105
    Stage Stores, Inc.                                       35,337    978,482
    Standard Motor Products, Inc.                            25,888    793,208
#*  Standard Pacific Corp.                                  118,490  1,072,334
*   Stanley Furniture Co., Inc.                              13,731     54,237
#   Staples, Inc.                                            36,189    479,142
    Starwood Hotels & Resorts Worldwide, Inc.                10,381    669,782
#*  Starz - Liberty Capital (85571Q102)                      35,948    840,464
*   Starz - Liberty Capital (85571Q201)                         936     21,893
    Stein Mart, Inc.                                         46,595    368,566
*   Steiner Leisure, Ltd.                                     9,920    480,426
*   Steinway Musical Instruments, Inc.                       13,335    332,575
*   Steven Madden, Ltd.                                      18,281    889,005
#   Stewart Enterprises, Inc. Class A                        77,343    689,126

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Stoneridge, Inc.                                         19,078 $  144,420
    Strattec Security Corp.                                   4,591    167,434
    Strayer Education, Inc.                                   2,934    138,954
#   Sturm Ruger & Co., Inc.                                  16,895    866,207
    Superior Industries International, Inc.                  29,581    543,107
    Superior Uniform Group, Inc.                              9,577    111,285
    Systemax, Inc.                                           34,554    316,515
*   Tandy Brands Accessories, Inc.                            1,096        559
*   Tandy Leather Factory, Inc.                               6,870     48,777
#   Target Corp.                                             20,714  1,461,580
*   Tempur-Pedic International, Inc.                          7,978    386,933
*   Tenneco, Inc.                                            11,900    460,173
#*  Tesla Motors, Inc.                                          402     21,704
    Texas Roadhouse, Inc.                                    51,500  1,210,250
#   Thor Industries, Inc.                                    42,479  1,575,546
#   Tiffany & Co.                                             8,300    611,544
    Time Warner Cable, Inc.                                  29,552  2,774,637
    Time Warner, Inc.                                       135,201  8,082,316
    TJX Cos., Inc.                                           22,000  1,072,940
#*  Toll Brothers, Inc.                                     151,825  5,209,116
*   Tower International, Inc.                                 1,597     25,696
    Town Sports International Holdings, Inc.                 11,460    115,402
#   Tractor Supply Co.                                       20,000  2,143,400
    Trans World Entertainment Corp.                           1,500      6,450
#*  Trinity Place Holdings, Inc.                              9,588     52,255
#*  TripAdvisor, Inc.                                        14,450    759,781
    True Religion Apparel, Inc.                              15,633    423,029
*   TRW Automotive Holdings Corp.                            14,500    871,015
*   Tuesday Morning Corp.                                    44,074    357,440
#   Tupperware Brands Corp.                                   5,800    465,740
#*  Ulta Salon Cosmetics & Fragrance, Inc.                   13,373  1,172,143
#*  Under Armour, Inc. Class A                                5,666    323,415
*   Unifi, Inc.                                              20,364    397,098
*   Universal Electronics, Inc.                              14,586    335,186
#   Universal Technical Institute, Inc.                      22,150    262,920
#*  UQM Technologies, Inc.                                   24,036     16,825
*   Urban Outfitters, Inc.                                    5,900    244,496
*   US Auto Parts Network, Inc.                              26,854     33,568
#   Vail Resorts, Inc.                                       34,827  2,100,068
#   Valassis Communications, Inc.                            40,476  1,037,400
#   Value Line, Inc.                                          3,839     35,933
*   Valuevision Media, Inc. Class A                          36,894    158,644
#   VF Corp.                                                  3,263    581,532
    Viacom, Inc. Class A                                      1,129     73,069
    Viacom, Inc. Class B                                     15,300    979,047
    Virgin Media, Inc.                                        3,883    189,413
*   Visteon Corp.                                             5,347    314,350
#*  Vitacost.com, Inc.                                        2,367     18,415
*   Vitamin Shoppe, Inc.                                      4,371    214,835
*   VOXX International Corp.                                 20,793    198,157
    Walking Co. Holdings, Inc. (The)                            272      2,740
#   Walt Disney Co. (The)                                   118,253  7,431,019

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
#   Washington Post Co. (The) Class B                        6,442 $  2,855,996
#   Weight Watchers International, Inc.                      6,975      294,136
*   Wells-Gardner Electronics Corp.                          5,523       11,709
#   Wendy's Co. (The)                                      432,368    2,460,174
*   West Marine, Inc.                                       24,769      293,017
*   Wet Seal, Inc. (The) Class A                            97,453      317,697
#   Weyco Group, Inc.                                        9,446      226,704
    Whirlpool Corp.                                         40,667    4,647,425
#   Williams-Sonoma, Inc.                                   10,506      563,962
    Winmark Corp.                                            2,285      141,373
*   Winnebago Industries, Inc.                              27,360      501,235
*   WMS Industries, Inc.                                    51,627    1,310,293
#   Wolverine World Wide, Inc.                               8,330      397,924
#   World Wrestling Entertainment, Inc. Class A             12,783      117,348
    Wyndham Worldwide Corp.                                 32,378    1,945,270
#   Wynn Resorts, Ltd.                                       2,100      288,330
#*  Zagg, Inc.                                              13,860       93,832
*   Zale Corp.                                              41,647      184,913
*   Zumiez, Inc.                                            20,966      607,385
                                                                   ------------
Total Consumer Discretionary                                        381,447,493
                                                                   ------------
Consumer Staples -- (4.7%)
    Alico, Inc.                                              7,844      327,958
*   Alliance One International, Inc.                        88,445      331,669
#   Altria Group, Inc.                                      31,900    1,164,669
    Andersons, Inc. (The)                                   20,832    1,135,761
    Archer-Daniels-Midland Co.                             101,564    3,447,082
    Arden Group, Inc. Class A                                1,288      127,383
    B&G Foods, Inc.                                         41,320    1,275,135
    Beam, Inc.                                              76,533    4,952,450
#*  Boston Beer Co., Inc. (The) Class A                        567       96,004
*   Boulder Brands, Inc.                                    66,282      597,201
    Bridgford Foods Corp.                                    3,414       27,568
#   Brown-Forman Corp. Class A                               3,808      267,969
#   Brown-Forman Corp. Class B                               3,078      216,999
    Bunge, Ltd.                                             79,327    5,728,203
    Cal-Maine Foods, Inc.                                   20,124      858,892
    Calavo Growers, Inc.                                     9,009      255,495
    Casey's General Stores, Inc.                            21,586    1,250,045
    CCA Industries, Inc.                                     4,700       18,236
*   Central Garden and Pet Co.                              20,939      183,216
*   Central Garden and Pet Co. Class A                      39,325      346,060
*   Chiquita Brands International, Inc.                     66,569      574,491
#   Church & Dwight Co., Inc.                               10,015      639,858
    Coca-Cola Bottling Co. Consolidated                      7,253      446,060
    Coca-Cola Enterprises, Inc.                             26,960      987,545
#   Coffee Holding Co., Inc.                                 1,900       12,882
    ConAgra Foods, Inc.                                     21,650      765,761
*   Constellation Brands, Inc. Class A                      47,901    2,363,914
*   Constellation Brands, Inc. Class B                       2,058      100,760
    Costco Wholesale Corp.                                  12,989    1,408,397
*   Craft Brew Alliance, Inc.                               17,929      134,826

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Staples -- (Continued)
#*  Crimson Wine Group, Ltd.                                 10,667 $   96,110
    CVS Caremark Corp.                                      121,704  7,080,739
*   Darling International, Inc.                             104,566  1,935,517
#*  Dean Foods Co.                                          117,300  2,245,122
#*  Diamond Foods, Inc.                                      13,157    198,408
#*  Dole Food Co., Inc.                                      99,093  1,066,241
#   Dr Pepper Snapple Group, Inc.                            11,225    548,117
#*  Elizabeth Arden, Inc.                                    22,890    937,346
#   Energizer Holdings, Inc.                                  6,412    619,335
*   Farmer Bros Co.                                          17,123    259,413
    Flowers Foods, Inc.                                      29,976    987,409
    Fresh Del Monte Produce, Inc.                            66,154  1,680,973
    General Mills, Inc.                                      16,200    816,804
    Golden Enterprises, Inc.                                  5,537     19,158
#*  Green Mountain Coffee Roasters, Inc.                      9,300    533,820
    Griffin Land & Nurseries, Inc.                            4,473    133,519
*   Hain Celestial Group, Inc. (The)                         44,460  2,901,015
*   Harbinger Group, Inc.                                     8,293     74,969
    Harris Teeter Supermarkets, Inc.                         34,004  1,421,027
#   Herbalife, Ltd.                                           7,400    293,854
    Hillshire Brands Co.                                      7,100    254,961
#   Hormel Foods Corp.                                       18,128    748,143
*   IGI Laboratories, Inc.                                    1,128      2,109
    Ingles Markets, Inc. Class A                             14,627    311,848
    Ingredion, Inc.                                          16,501  1,188,237
    Inter Parfums, Inc.                                      31,754    919,913
*   Inventure Foods, Inc.                                       771      5,906
    J&J Snack Foods Corp.                                    15,421  1,156,883
    JM Smucker Co. (The)                                     27,782  2,867,936
    John B Sanfilippo & Son, Inc.                             8,141    170,798
    Kraft Foods Group, Inc.                                  39,110  2,013,774
#   Kroger Co. (The)                                         17,415    598,728
    Lancaster Colony Corp.                                    8,100    639,333
#   Lifeway Foods, Inc.                                       4,839     61,359
    Limoneira Co.                                                88      1,639
*   Mannatech, Inc.                                           2,569     19,139
#   McCormick & Co., Inc. (579780107)                         1,064     76,214
#   McCormick & Co., Inc. (579780206)                         8,162    587,174
*   Medifast, Inc.                                            9,480    248,376
    MGP Ingredients, Inc.                                    17,301     84,775
#   Molson Coors Brewing Co. Class A                            534     27,501
    Molson Coors Brewing Co. Class B                         86,345  4,455,402
    Mondelez International, Inc. Class A                    260,500  8,192,725
*   Monster Beverage Corp.                                    2,400    135,360
    Nash Finch Co.                                           13,620    279,891
    National Beverage Corp.                                  27,000    397,710
*   Natural Alternatives International, Inc.                  4,748     21,081
#   Nu Skin Enterprises, Inc. Class A                        18,507    938,860
    Nutraceutical International Corp.                        11,692    215,951
    Oil-Dri Corp. of America                                  6,773    186,325
*   Omega Protein Corp.                                      21,434    199,551
    Orchids Paper Products Co.                                5,107    117,461

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
*   Overhill Farms, Inc.                                    14,067 $     56,268
*   Pantry, Inc. (The)                                      24,989      365,089
    PepsiCo, Inc.                                            9,195      758,312
    Philip Morris International, Inc.                       36,900    3,527,271
*   Pilgrim's Pride Corp.                                   98,915      968,378
*   Post Holdings, Inc.                                     37,180    1,628,112
*   Prestige Brands Holdings, Inc.                          65,760    1,772,232
#   Pricesmart, Inc.                                         8,282      739,003
    Procter & Gamble Co. (The)                              91,517    7,025,760
    Reliv International, Inc.                                4,579        5,815
*   Revlon, Inc. Class A                                    13,564      262,463
    Reynolds American, Inc.                                 11,374      539,355
    Rocky Mountain Chocolate Factory, Inc.                   5,450       66,599
#   Safeway, Inc.                                           51,128    1,151,403
    Sanderson Farms, Inc.                                   21,813    1,336,264
    Seaboard Corp.                                             535    1,469,099
*   Seneca Foods Corp. Class A                               9,936      323,814
*   Seneca Foods Corp. Class B                               1,251       40,570
*   Smithfield Foods, Inc.                                 152,688    3,908,813
    Snyders-Lance, Inc.                                     64,581    1,626,150
    Spartan Stores, Inc.                                    25,456      427,152
    Spectrum Brands Holdings, Inc.                          52,744    2,953,664
*   Susser Holdings Corp.                                   22,694    1,206,640
*   Tofutti Brands, Inc.                                       799        1,222
#   Tootsie Roll Industries, Inc.                           23,881      745,804
*   TreeHouse Foods, Inc.                                   29,790    1,897,921
    Tyson Foods, Inc. Class A                              164,162    4,043,310
*   United Natural Foods, Inc.                              13,114      654,913
    United-Guardian, Inc.                                    1,872       41,671
    Universal Corp.                                         26,112    1,502,746
#*  USANA Health Sciences, Inc.                              9,355      527,809
#   Vector Group, Ltd.                                      19,728      321,764
    Village Super Market, Inc. Class A                       7,226      254,355
    Wal-Mart Stores, Inc.                                   58,500    4,546,620
    Walgreen Co.                                            34,175    1,692,004
    WD-40 Co.                                                8,342      449,884
    Weis Markets, Inc.                                      25,198    1,054,032
#   Whole Foods Market, Inc.                                 4,669      412,366
                                                                   ------------
Total Consumer Staples                                              131,321,095
                                                                   ------------
Energy -- (9.6%)
#*  Abraxas Petroleum Corp.                                 18,724       41,942
    Adams Resources & Energy, Inc.                           4,701      233,593
    Alon USA Energy, Inc.                                   52,374      869,408
*   Alpha Natural Resources, Inc.                          246,049    1,825,684
    Anadarko Petroleum Corp.                                72,636    6,156,627
    Apache Corp.                                            55,888    4,129,005
#*  Approach Resources, Inc.                                28,368      672,889
#   Arch Coal, Inc.                                        229,682    1,113,958
#*  Atwood Oceanics, Inc.                                   23,935    1,174,012
    Baker Hughes, Inc.                                      66,277    3,008,313
*   Barnwell Industries, Inc.                                7,497       23,241

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CONTINUED

                                                           SHARES    VALUE+
                                                           ------- -----------
Energy -- (Continued)
#*  Basic Energy Services, Inc.                             47,200 $   648,056
    Berry Petroleum Co. Class A                             33,301   1,595,451
#*  Bill Barrett Corp.                                      51,800   1,028,748
#*  BioFuel Energy Corp.                                     1,761       7,599
*   Black Ridge Oil and Gas, Inc.                            4,665       3,266
    Bolt Technology Corp.                                    8,848     141,568
*   Bonanza Creek Energy, Inc.                               2,227      76,497
#*  BPZ Resources, Inc.                                    129,134     276,347
    Bristow Group, Inc.                                     41,007   2,591,642
#*  C&J Energy Services, Inc.                               50,408     997,574
    Cabot Oil & Gas Corp.                                   19,100   1,299,755
#*  Cal Dive International, Inc.                           100,880     168,470
*   Callon Petroleum Co.                                    39,574     141,675
*   Cameron International Corp.                             15,338     944,054
#   CARBO Ceramics, Inc.                                     4,831     341,310
#*  Carrizo Oil & Gas, Inc.                                 26,444     640,474
*   Cheniere Energy, Inc.                                    7,686     218,897
#   Chesapeake Energy Corp.                                360,915   7,052,279
    Chevron Corp.                                          159,692  19,484,021
    Cimarex Energy Co.                                      40,562   2,968,327
*   Clayton Williams Energy, Inc.                           10,780     416,108
#*  Clean Energy Fuels Corp.                                52,155     687,924
*   Cloud Peak Energy, Inc.                                 63,861   1,247,844
*   Cobalt International Energy, Inc.                        5,775     161,354
*   Comstock Resources, Inc.                                51,891     812,613
*   Concho Resources, Inc.                                   9,700     835,461
    ConocoPhillips                                         175,685  10,620,158
    CONSOL Energy, Inc.                                      8,571     288,328
    Contango Oil & Gas Co.                                  14,836     558,130
#*  Continental Resources, Inc.                                545      43,556
*   Crimson Exploration, Inc.                               46,674     143,289
    Crosstex Energy, Inc.                                   49,305     907,705
*   Dawson Geophysical Co.                                   8,719     268,022
    Delek US Holdings, Inc.                                 54,235   1,957,341
*   Denbury Resources, Inc.                                215,040   3,847,066
#   Devon Energy Corp.                                      57,923   3,189,240
    DHT Holdings, Inc.                                      10,435      44,871
    Diamond Offshore Drilling, Inc.                         10,044     694,040
#*  Double Eagle Petroleum Co.                              10,474      52,056
*   Dresser-Rand Group, Inc.                                 9,100     506,051
*   Dril-Quip, Inc.                                          7,700     644,567
#*  Emerald Oil, Inc.                                          666       4,282
#*  Endeavour International Corp.                           48,225     132,137
    Energen Corp.                                            6,161     292,155
    Energy XXI Bermuda, Ltd.                                13,722     312,038
*   ENGlobal Corp.                                          25,261       9,852
    EOG Resources, Inc.                                     19,307   2,339,236
*   EPL Oil & Gas, Inc.                                     41,163   1,344,795
*   Era Group, Inc.                                         22,691     518,489
*   Evolution Petroleum Corp.                               11,083     110,165
*   Exterran Holdings, Inc.                                 74,370   1,964,855
    Exxon Mobil Corp.                                      246,627  21,947,337

                                      191

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Energy -- (Continued)
*   FieldPoint Petroleum Corp.                                3,945 $   15,583
#*  FMC Technologies, Inc.                                    3,200    173,760
#*  FX Energy, Inc.                                          17,092     65,633
*   Geospace Technologies Corp.                               7,136    602,064
#*  Gevo, Inc.                                                8,936     16,487
#*  Global Geophysical Services, Inc.                        36,440    132,642
*   Green Plains Renewable Energy, Inc.                      36,643    458,404
    Gulf Island Fabrication, Inc.                            15,729    323,388
    Gulfmark Offshore, Inc. Class A                          29,271  1,218,259
*   Gulfport Energy Corp.                                    20,422  1,065,824
#*  Halcon Resources Corp.                                   45,581    298,100
    Halliburton Co.                                           6,700    286,559
*   Harvest Natural Resources, Inc.                          42,786    140,338
#*  Heckmann Corp.                                          180,724    666,872
*   Helix Energy Solutions Group, Inc.                      115,965  2,671,834
    Helmerich & Payne, Inc.                                  57,650  3,379,443
*   Hercules Offshore, Inc.                                 172,813  1,273,632
#   Hess Corp.                                               46,281  3,340,563
*   HKN, Inc.                                                   308     27,451
    HollyFrontier Corp.                                     109,681  5,423,725
*   Hornbeck Offshore Services, Inc.                         40,598  1,823,662
#*  Houston American Energy Corp.                             1,980        378
*   Infinity Energy Resources, Inc.                           4,626      8,974
*   ION Geophysical Corp.                                   105,637    659,175
#*  James River Coal Co.                                     38,132     62,918
*   Key Energy Services, Inc.                               115,460    685,832
#   Kinder Morgan, Inc.                                      33,922  1,326,350
#*  Kodiak Oil & Gas Corp.                                   32,486    254,365
#*  Lone Pine Resources, Inc.                                 3,544      3,473
*   Lucas Energy, Inc.                                       15,775     20,350
    Lufkin Industries, Inc.                                   7,702    680,010
#*  Magnum Hunter Resources Corp.                           155,038    421,703
    Marathon Oil Corp.                                      108,492  3,544,434
    Marathon Petroleum Corp.                                 38,015  2,978,855
*   Matrix Service Co.                                       30,034    451,411
#*  McDermott International, Inc.                           100,005  1,068,053
#*  McMoRan Exploration Co.                                  31,645    523,725
*   Mexco Energy Corp.                                        1,236      7,262
#*  Miller Energy Resources, Inc.                               736      2,797
*   Mitcham Industries, Inc.                                 13,274    197,119
    Murphy Oil Corp.                                        107,339  6,664,679
    Nabors Industries, Ltd.                                 180,228  2,665,572
    National Oilwell Varco, Inc.                             29,500  1,923,990
*   Natural Gas Services Group, Inc.                         13,910    280,843
*   Newfield Exploration Co.                                 73,031  1,591,345
#*  Newpark Resources, Inc.                                  96,777  1,016,159
    Noble Corp.                                             132,760  4,978,500
    Noble Energy, Inc.                                       12,333  1,397,206
#   Nordic American Tankers, Ltd.                            27,665    246,495
#*  Northern Oil and Gas, Inc.                               45,111    581,481
#*  Oasis Petroleum, Inc.                                       453     15,506
    Occidental Petroleum Corp.                               43,293  3,864,333

                                      192

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Energy -- (Continued)
#   Oceaneering International, Inc.                           7,200 $  505,224
#*  Oil States International, Inc.                           15,825  1,414,122
*   Overseas Shipholding Group, Inc.                         31,761    105,447
    Panhandle Oil and Gas, Inc. Class A                       8,087    230,318
*   Parker Drilling Co.                                     132,711    546,769
    Patterson-UTI Energy, Inc.                              146,603  3,091,857
*   PDC Energy, Inc.                                         33,769  1,462,198
    Peabody Energy Corp.                                    148,332  2,975,540
#   Penn Virginia Corp.                                      46,847    188,793
*   PetroQuest Energy, Inc.                                  68,290    292,281
*   PHI, Inc. (69336T106)                                     1,053     29,026
*   PHI, Inc. (69336T205)                                    13,087    363,426
    Phillips 66                                              91,273  5,563,089
*   Pioneer Energy Services Corp.                            74,145    522,722
    Pioneer Natural Resources Co.                            20,162  2,464,401
*   Plains Exploration & Production Co.                     108,738  4,914,958
*   PostRock Energy Corp.                                     1,100      1,595
*   Pyramid Oil Co.                                           3,478     14,208
    QEP Resources, Inc.                                      98,405  2,825,208
#*  Quicksilver Resources, Inc.                              18,305     46,129
#   Range Resources Corp.                                    10,900    801,368
    Rentech, Inc.                                           182,957    378,721
*   REX American Resources Corp.                             14,600    272,874
*   Rex Energy Corp.                                         49,476    795,079
#*  RigNet, Inc.                                                452     10,938
*   Rosetta Resources, Inc.                                  23,527  1,009,544
*   Rowan Cos. P.L.C. Class A                               112,978  3,675,174
*   Royale Energy, Inc.                                       3,000      7,380
#   RPC, Inc.                                                72,669    962,138
#*  Sanchez Energy Corp.                                      8,150    147,597
#*  SandRidge Energy, Inc.                                  153,765    790,352
    Schlumberger, Ltd.                                       48,250  3,591,247
    SEACOR Holdings, Inc.                                    23,891  1,722,780
*   SemGroup Corp. Class A                                   37,633  1,951,271
    Ship Finance International, Ltd.                         80,785  1,331,337
    SM Energy Co.                                            22,054  1,345,294
*   Southwestern Energy Co.                                  13,062    488,780
#   Spectra Energy Corp.                                      1,600     50,448
*   Steel Excel, Inc.                                        11,536    313,779
*   Stone Energy Corp.                                       46,911    925,554
*   Superior Energy Services, Inc.                          148,928  4,108,924
#*  Swift Energy Co.                                         45,809    592,768
*   Synergy Resources Corp.                                  25,913    174,913
*   Syntroleum Corp.                                             82        339
    Targa Resources Corp.                                     1,115     73,322
    Teekay Corp.                                             61,537  2,190,717
*   Tesco Corp.                                              42,031    512,778
    Tesoro Corp.                                            131,157  7,003,784
*   TETRA Technologies, Inc.                                 80,334    733,449
    TGC Industries, Inc.                                     20,068    178,000
#   Tidewater, Inc.                                          49,266  2,584,002
*   Transocean, Ltd.                                         56,289  2,897,195

                                      193

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
*   Triangle Petroleum Corp.                                48,277 $    265,041
#*  Ultra Petroleum Corp.                                    4,361       93,325
*   Unit Corp.                                              46,902    1,971,291
#*  Uranium Energy Corp.                                    22,116       34,280
#*  USEC, Inc.                                             117,103       37,473
*   Vaalco Energy, Inc.                                     63,631      427,600
    Valero Energy Corp.                                    121,620    4,903,718
#*  Verenium Corp.                                           3,057        7,031
#   W&T Offshore, Inc.                                      65,802      768,567
*   Warren Resources, Inc.                                  75,596      198,817
*   Weatherford International, Ltd.                        393,704    5,035,474
#   Western Refining, Inc.                                  94,206    2,911,907
*   Westmoreland Coal Co.                                    2,630       31,744
*   Whiting Petroleum Corp.                                 54,790    2,438,155
*   Willbros Group, Inc.                                    53,107      504,517
#   World Fuel Services Corp.                               27,654    1,121,370
#*  ZaZa Energy Corp.                                        1,428        1,814
#*  Zion Oil & Gas, Inc.                                    10,155       13,100
                                                                   ------------
Total Energy                                                        268,247,644
                                                                   ------------
Financials -- (21.1%)
*   1st Constitution Bancorp                                 2,517       22,024
    1st Source Corp.                                        25,865      608,603
    1st United Bancorp Inc/Boca Raton                       25,437      168,647
    Access National Corp.                                    8,706      109,434
    ACE, Ltd.                                               45,435    4,050,076
#*  Affiliated Managers Group, Inc.                          3,792      590,339
#   Aflac, Inc.                                             21,967    1,195,883
*   Alexander & Baldwin, Inc.                               41,498    1,413,422
*   Alleghany Corp.                                          8,498    3,346,003
    Alliance Bancorp, Inc. of Pennsylvania                   3,932       53,436
    Allied World Assurance Co. Holdings AG                  33,779    3,067,471
    Allstate Corp. (The)                                    86,740    4,272,812
    Alterra Capital Holdings, Ltd.                          89,268    2,905,673
#*  Altisource Asset Management Corp.                        1,120      224,000
*   Altisource Portfolio Solutions SA                       11,202      924,613
#*  Altisource Residential Corp.                             3,734       70,946
*   American Capital, Ltd.                                 305,835    4,627,284
#   American Equity Investment Life Holding Co.             67,926    1,035,192
    American Express Co.                                     9,290      635,529
    American Financial Group, Inc.                         127,737    6,165,865
*   American Independence Corp.                              3,056       24,142
*   American International Group, Inc.                      28,143    1,165,683
    American National Bankshares, Inc.                       5,991      130,184
    American National Insurance Co.                         21,779    2,047,879
*   American River Bankshares                                4,649       36,262
*   American Safety Insurance Holdings, Ltd.                 9,968      240,029
*   American Spectrum Realty, Inc.                             400          980
    Ameriprise Financial, Inc.                              68,100    5,075,493
*   Ameris Bancorp                                          24,545      340,439
    AMERISAFE, Inc.                                         19,365      632,461
*   AmeriServ Financial, Inc.                               17,822       54,179

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#   Amtrust Financial Services, Inc.                         56,627 $ 1,792,811
    Aon P.L.C.                                               21,179   1,278,153
#*  Arch Capital Group, Ltd.                                 68,095   3,613,121
    Argo Group International Holdings, Ltd.                  31,659   1,312,266
    Arrow Financial Corp.                                    12,850     310,841
#   Arthur J Gallagher & Co.                                  8,866     376,362
    Aspen Insurance Holdings, Ltd.                           67,802   2,589,358
*   Asset Acceptance Capital Corp.                           29,746     192,457
    Associated Banc-Corp                                    157,219   2,243,515
    Assurant, Inc.                                           86,200   4,097,948
    Assured Guaranty, Ltd.                                  170,412   3,515,600
    Asta Funding, Inc.                                       12,881     120,953
    Astoria Financial Corp.                                 101,233     970,824
    Atlantic American Corp.                                   5,179      18,437
*   Atlantic Coast Financial Corp.                            1,357       6,758
#*  Atlanticus Holdings Corp.                                19,831      73,375
    Auburn National BanCorp., Inc.                            1,260      27,972
*   AV Homes, Inc.                                           11,482     148,233
    Axis Capital Holdings, Ltd.                              65,801   2,936,699
    Baldwin & Lyons, Inc. Class A                             1,285      30,262
    Baldwin & Lyons, Inc. Class B                            10,961     266,352
    Bancfirst Corp.                                          14,665     613,584
*   Bancorp, Inc.                                            37,073     481,949
    BancorpSouth, Inc.                                      103,972   1,663,552
    Bank Mutual Corp.                                        46,438     240,549
    Bank of America Corp.                                 1,263,850  15,557,993
    Bank of Commerce Holdings                                 5,615      28,412
#   Bank of Hawaii Corp.                                     17,125     816,691
    Bank of Kentucky Financial Corp.                          4,629     121,372
    Bank of New York Mellon Corp. (The)                     163,628   4,617,582
#   Bank of the Ozarks, Inc.                                 28,120   1,150,952
    BankFinancial Corp.                                      23,259     183,514
    Banner Corp.                                             21,509     702,699
    Bar Harbor Bankshares                                     3,701     133,236
    BB&T Corp.                                              102,589   3,156,664
    BBCN Bancorp, Inc.                                       78,240   1,007,731
*   BBX Capital Corp. Class A                                 6,124      73,488
#   BCB Bancorp, Inc.                                         7,110      72,380
*   BCSB Bancorp, Inc.                                        1,425      23,733
*   Beneficial Mutual Bancorp, Inc.                          70,097     599,329
    Berkshire Bancorp, Inc.                                   2,025      17,476
    Berkshire Hills Bancorp, Inc.                            23,693     612,701
#   BGC Partners, Inc. Class A                                  818       4,679
#   BlackRock, Inc.                                          14,303   3,811,749
#*  BofI Holding, Inc.                                       11,939     486,872
#   BOK Financial Corp.                                      14,622     913,729
    Boston Private Financial Holdings, Inc.                  78,648     758,167
    Bridge Bancorp, Inc.                                      3,763      75,975
*   Bridge Capital Holdings                                   6,459      94,172
    Brookline Bancorp, Inc.                                  75,170     631,428
    Brown & Brown, Inc.                                      38,662   1,198,135
    Bryn Mawr Bank Corp.                                     12,410     288,284

                                      195

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
     C&F Financial Corp.                                      1,936 $    77,827
     Calamos Asset Management, Inc. Class A                  22,334     253,491
     California First National Bancorp                        6,388     101,697
*    Camco Financial Corp.                                    3,400      12,138
     Camden National Corp.                                    7,926     264,649
     Cape Bancorp, Inc.                                       4,109      37,022
*    Capital Bank Financial Corp. Class A                     1,791      32,005
*    Capital City Bank Group, Inc.                           16,811     210,137
     Capital One Financial Corp.                             70,527   4,075,050
(o)  Capital Properties, Inc.                                   277         277
     Capital Properties, Inc. Class A                           154       1,271
(o)  Capital Properties, Inc. Class B                           154          --
     Capital Southwest Corp.                                  3,542     416,858
     CapitalSource, Inc.                                    301,246   2,696,152
     Capitol Federal Financial, Inc.                        156,866   1,857,293
     Cardinal Financial Corp.                                34,619     527,940
*    Carolina Bank Holdings, Inc.                             1,000      11,470
#    Cash America International, Inc.                        31,611   1,379,188
     Cathay General Bancorp                                  91,966   1,812,650
*    CBRE Group, Inc. Class A                                 2,800      67,816
     Center Bancorp, Inc.                                    16,007     186,482
     Centerstate Banks, Inc.                                 25,680     213,658
*    Central Pacific Financial Corp.                          5,244      88,309
     Century Bancorp, Inc. Class A                            2,971     100,955
     CFS Bancorp, Inc.                                        1,879      17,343
#    Charles Schwab Corp. (The)                              17,612     298,700
     Charter Financial Corp.                                    303       3,082
     Chemical Financial Corp.                                29,380     728,624
     Chicopee Bancorp, Inc.                                   5,278      91,098
     Chubb Corp. (The)                                       37,508   3,303,330
#    Cincinnati Financial Corp.                              97,478   4,767,649
*    CIT Group, Inc.                                        107,054   4,550,866
     Citigroup, Inc.                                        300,702  14,030,755
     Citizens Community Bancorp, Inc.                         3,663      26,117
*    Citizens First Corp.                                     1,000       8,360
     Citizens Holding Co.                                     2,106      41,488
*    Citizens, Inc.                                          49,580     324,253
#    City Holding Co.                                        16,234     619,814
#    City National Corp.                                     43,894   2,512,054
     CKX Lands, Inc.                                          1,400      18,508
     Clifton Savings Bancorp, Inc.                           26,025     312,560
     CME Group, Inc.                                         45,660   2,778,868
     CNA Financial Corp.                                     83,379   2,810,706
     CNB Financial Corp.                                      7,760     125,634
     CNO Financial Group, Inc.                              264,496   2,994,095
     CoBiz Financial, Inc.                                   38,295     327,805
     Codorus Valley Bancorp, Inc.                             1,929      31,751
     Cohen & Steers, Inc.                                     5,916     233,741
*    Colonial Financial Services, Inc.                        2,714      36,666
*    Colony Bankcorp, Inc.                                    3,099      18,625
     Columbia Banking System, Inc.                           42,551     913,570
#    Comerica, Inc.                                         102,535   3,716,894

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#   Commerce Bancshares, Inc.                                23,573 $  945,513
    Commercial National Financial Corp.                       1,413     32,499
#   Community Bank System, Inc.                              38,988  1,116,616
#*  Community Bankers Trust Corp.                             1,472      4,872
    Community Trust Bancorp, Inc.                            16,142    558,836
*   Community West Bancshares                                 2,000      9,500
    Consolidated-Tomoka Land Co.                              5,746    213,809
*   Consumer Portfolio Services, Inc.                         8,702     80,232
*   Cowen Group, Inc. Class A                                66,582    170,450
    Crawford & Co. Class A                                   28,328    149,572
    Crawford & Co. Class B                                   14,955    113,508
*   Credit Acceptance Corp.                                   8,643    867,152
#*  Crescent Financial Bancshares, Inc.                       4,153     17,152
#   Cullen/Frost Bankers, Inc.                               29,396  1,775,812
    CVB Financial Corp.                                      99,463  1,081,163
#*  DFC Global Corp.                                         40,321    544,333
    Diamond Hill Investment Group, Inc.                         900     67,936
    Dime Community Bancshares, Inc.                          38,278    546,227
    Discover Financial Services                              20,550    898,857
    Donegal Group, Inc. Class A                              20,591    301,452
    Donegal Group, Inc. Class B                               3,821     95,869
*   Doral Financial Corp.                                    15,659     11,794
*   E*TRADE Financial Corp.                                 258,384  2,658,771
    Eagle Bancorp Montana, Inc.                                 514      5,531
#   East West Bancorp, Inc.                                 117,718  2,864,079
    Eastern Insurance Holdings, Inc.                          8,465    157,703
*   Eastern Virginia Bankshares, Inc.                         2,937     17,739
#   Eaton Vance Corp.                                         1,500     59,820
*   eHealth, Inc.                                            19,926    417,250
    EMC Insurance Group, Inc.                                12,475    352,169
    Employers Holdings, Inc.                                 38,273    866,883
*   Encore Capital Group, Inc.                               23,201    660,996
    Endurance Specialty Holdings, Ltd.                       59,160  2,897,065
*   Enstar Group, Ltd.                                       13,408  1,704,023
    Enterprise Bancorp, Inc.                                  5,554     89,530
    Enterprise Financial Services Corp.                      17,200    247,336
    Erie Indemnity Co. Class A                                9,946    791,403
    ESB Financial Corp.                                      13,101    183,414
    ESSA Bancorp, Inc.                                       16,415    176,790
    Evans Bancorp, Inc.                                       2,412     42,982
    Evercore Partners, Inc. Class A                           5,577    210,532
    Everest Re Group, Ltd.                                   26,993  3,643,785
*   Ezcorp, Inc. Class A                                     39,936    674,918
*   Farmers Capital Bank Corp.                                5,212     96,422
    FBL Financial Group, Inc. Class A                        32,494  1,277,339
    Federal Agricultural Mortgage Corp. Class A                 987     25,465
    Federal Agricultural Mortgage Corp. Class C               9,329    296,476
    Federated National Holding Co.                            6,300     45,486
    Fidelity National Financial, Inc. Class A               187,838  5,043,450
*   Fidelity Southern Corp.                                   9,539    113,417
    Fifth Third Bancorp                                     222,052  3,781,546
    Financial Institutions, Inc.                             13,170    251,942

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   First Acceptance Corp.                                   27,407 $   33,711
    First American Financial Corp.                          102,745  2,750,484
    First Bancorp                                            15,597    202,917
#*  First BanCorp                                             4,312     25,484
    First Bancorp, Inc.                                       9,162    156,579
*   First Bancshares, Inc. (318687100)                          700      5,950
    First Bancshares, Inc. (318916103)                          222      2,637
    First Busey Corp.                                        85,457    367,465
#   First Business Financial Services, Inc.                   2,134     58,728
*   First California Financial Group, Inc.                   26,916    217,212
*   First Cash Financial Services, Inc.                      10,205    525,251
    First Citizens BancShares, Inc. Class A                   8,661  1,614,584
    First Commonwealth Financial Corp.                      108,265    774,095
    First Community Bancshares, Inc.                         16,247    251,991
    First Defiance Financial Corp.                            9,065    205,232
*   First Federal Bancshares of Arkansas, Inc.                5,224     50,621
*   First Federal of Northern Michigan Bancorp, Inc.            800      3,464
    First Financial Bancorp                                  54,500    837,665
#   First Financial Bankshares, Inc.                         17,754    877,225
    First Financial Corp.                                    13,376    413,185
    First Financial Holdings, Inc.                           14,832    297,233
*   First Financial Northwest, Inc.                          16,619    134,614
#*  First Financial Service Corp.                             1,670      4,693
#   First Horizon National Corp.                            246,889  2,567,646
    First Interstate Bancsystem, Inc.                         3,721     75,611
    First M&F Corp.                                           5,935     85,464
*   First Marblehead Corp. (The)                             14,664     18,037
    First Merchants Corp.                                    28,106    456,160
    First Midwest Bancorp, Inc.                              77,405    971,433
#   First Niagara Financial Group, Inc.                     308,360  2,932,504
    First Pactrust Bancorp, Inc.                             10,072    114,418
*   First Place Financial Corp.                              10,608         31
*   First South Bancorp, Inc.                                 7,807     51,370
*   First United Corp.                                        3,697     31,277
    First West Virginia Bancorp                                 796     13,385
    Firstbank Corp.                                           5,196     65,989
*   Firstcity Financial Corp.                                 7,735     76,344
    FirstMerit Corp.                                        115,401  1,976,825
#*  Flagstar Bancorp, Inc.                                    1,026     12,733
    Flushing Financial Corp.                                 32,847    498,617
    FNB Corp.                                               159,603  1,817,878
*   FNB United Corp.                                              1          8
#*  Forest City Enterprises, Inc. Class A                    57,405  1,071,751
#*  Forest City Enterprises, Inc. Class B                     8,417    156,851
*   Forestar Group, Inc.                                     36,513    786,490
    Fox Chase Bancorp, Inc.                                  19,210    324,841
#   Franklin Resources, Inc.                                  3,467    536,206
    Fulton Financial Corp.                                  197,434  2,183,620
    FXCM, Inc. Class A                                       10,730    145,391
    GAINSCO, Inc.                                             1,497     13,076
    GAMCO Investors, Inc. Class A                             3,733    195,982
*   Genworth Financial, Inc. Class A                        237,177  2,378,885

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Geo Group, Inc. (The)                                    80,869 $3,028,544
    German American Bancorp, Inc.                            12,054    256,991
    GFI Group, Inc.                                         118,378    474,696
    Glacier Bancorp, Inc.                                    71,411  1,317,533
*   Gleacher & Co., Inc.                                     55,696     38,302
*   Global Indemnity P.L.C.                                  16,912    376,968
    Goldman Sachs Group, Inc. (The)                          47,945  7,003,326
    Great Southern Bancorp, Inc.                             13,373    352,646
#*  Green Dot Corp. Class A                                   4,617     72,533
#   Greenhill & Co., Inc.                                     3,600    166,284
*   Greenlight Capital Re, Ltd. Class A                      31,021    763,427
*   Guaranty Bancorp                                         14,835     31,450
*   Guaranty Federal Bancshares, Inc.                         1,886     19,030
*   Hallmark Financial Services, Inc.                        22,381    202,548
    Hampden Bancorp, Inc.                                     4,725     72,765
*   Hampton Roads Bankshares, Inc.                              520        666
#   Hancock Holding Co.                                      79,288  2,162,184
*   Hanmi Financial Corp.                                     8,734    134,766
    Hanover Insurance Group, Inc. (The)                      50,297  2,536,478
    Harleysville Savings Financial Corp.                      2,920     56,940
*   Harris & Harris Group, Inc.                              29,482     97,291
    Hartford Financial Services Group, Inc.                 216,706  6,087,272
    Hawthorn Bancshares, Inc.                                 2,036     23,842
#   HCC Insurance Holdings, Inc.                             99,330  4,231,458
    Heartland Financial USA, Inc.                            16,865    428,540
*   Heritage Commerce Corp.                                  21,259    139,672
    Heritage Financial Corp.                                 11,632    162,266
    Heritage Financial Group, Inc.                            5,663     83,756
    HF Financial Corp.                                        4,200     56,700
    HFF, Inc. Class A                                         7,686    161,022
*   Hilltop Holdings, Inc.                                   58,984    789,796
    Hingham Institution for Savings                             872     59,305
*   HMN Financial, Inc.                                       1,450     10,745
*   Home Bancorp, Inc.                                        7,010    126,881
    Home BancShares, Inc.                                    25,261  1,003,367
    Home Federal Bancorp, Inc.                               17,529    213,503
#   Homeowners Choice, Inc.                                   8,153    216,381
    HopFed Bancorp, Inc.                                      2,207     24,078
    Horace Mann Educators Corp.                              44,142    995,402
    Horizon Bancorp                                           5,260    101,518
*   Howard Hughes Corp. (The)                                 5,292    499,459
    Hudson City Bancorp, Inc.                               253,527  2,106,809
    Hudson Valley Holding Corp.                              17,275    265,689
    Huntington Bancshares, Inc.                             425,265  3,049,150
    Iberiabank Corp.                                         32,432  1,479,548
*   ICG Group, Inc.                                          39,694    471,168
    Independence Holding Co.                                 15,010    157,605
#   Independent Bank Corp. (453836108)                       21,761    675,461
*   Independent Bank Corp. (453838609)                        7,338     51,880
    Infinity Property & Casualty Corp.                       12,729    722,243
    Interactive Brokers Group, Inc. Class A                  50,528    760,952
#*  IntercontinentalExchange, Inc.                            4,400    716,892

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   InterGroup Corp. (The)                                      235 $     5,288
    International Bancshares Corp.                           73,397   1,423,902
*   Intervest Bancshares Corp. Class A                       18,510     108,839
#*  INTL. FCStone, Inc.                                      20,109     344,266
    Invesco, Ltd.                                           186,136   5,907,957
*   Investment Technology Group, Inc.                        38,795     422,478
    Investors Bancorp, Inc.                                 107,105   2,120,679
*   Investors Capital Holdings, Ltd.                          4,038      15,667
    Investors Title Co.                                       1,606     111,376
    Janus Capital Group, Inc.                                87,711     782,382
*   Jefferson Bancshares, Inc.                                2,270      12,462
    JMP Group, Inc.                                          20,821     134,504
    Jones Lang LaSalle, Inc.                                  6,476     641,254
    JPMorgan Chase & Co.                                    570,669  27,968,488
    Kearny Financial Corp.                                   57,758     568,916
    Kemper Corp.                                             67,798   2,160,044
    Kennedy-Wilson Holdings, Inc.                             9,650     160,479
    Kentucky First Federal Bancorp                            2,320      18,444
    KeyCorp                                                 499,016   4,975,190
*   Knight Capital Group, Inc. Class A                      102,446     362,659
#   Lake Shore Bancorp, Inc.                                    339       3,941
    Lakeland Bancorp, Inc.                                   27,824     265,997
    Lakeland Financial Corp.                                 16,872     452,170
    Landmark Bancorp Inc/Manhattan                            1,911      39,768
#   Legg Mason, Inc.                                        124,614   3,970,202
    Leucadia National Corp.                                 159,515   4,927,418
    Life Partners Holdings, Inc.                              8,447      28,129
#   Lincoln National Corp.                                  152,570   5,188,906
    LNB Bancorp, Inc.                                         9,079      76,718
    Loews Corp.                                              44,237   1,976,067
*   Louisiana Bancorp Inc/Metaire                             3,003      49,489
    LSB Financial Corp.                                         426       8,946
#   M&T Bank Corp.                                           34,171   3,423,934
*   Macatawa Bank Corp.                                      31,196     174,698
*   Magyar Bancorp, Inc.                                      1,971      10,269
    Maiden Holdings, Ltd.                                    68,671     709,371
    MainSource Financial Group, Inc.                         19,995     253,337
*   Malvern Bancorp, Inc.                                       241       2,798
#*  Markel Corp.                                              3,533   1,894,571
    MarketAxess Holdings, Inc.                               31,222   1,321,315
    Marlin Business Services Corp.                           13,162     318,915
    Marsh & McLennan Cos., Inc.                              17,700     672,777
*   Maui Land & Pineapple Co., Inc.                           4,186      17,707
    Mayflower Bancorp, Inc.                                     500       5,135
    MB Financial, Inc.                                       62,737   1,553,368
*   MBIA, Inc.                                              235,843   2,231,075
*   MBT Financial Corp.                                       9,522      38,469
    MCG Capital Corp.                                        94,877     487,668
#   Meadowbrook Insurance Group, Inc.                        73,213     569,597
    Medallion Financial Corp.                                19,864     296,768
    Mercantile Bank Corp.                                     7,390     123,487
    Merchants Bancshares, Inc.                                7,187     218,054

                                      200

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Mercury General Corp.                                    33,571 $1,534,530
*   Meridian Interstate Bancorp, Inc.                        17,080    312,393
    Meta Financial Group, Inc.                                2,141     56,908
    MetLife, Inc.                                           141,103  5,501,606
*   Metro Bancorp, Inc.                                      15,320    271,930
*   MetroCorp Bancshares, Inc.                                7,245     72,812
*   MGIC Investment Corp.                                   158,315    854,901
    MicroFinancial, Inc.                                      9,680     78,311
    Mid Penn Bancorp, Inc.                                      778      8,239
    MidSouth Bancorp, Inc.                                    8,676    136,300
    MidWestOne Financial Group, Inc.                          6,846    163,619
    Montpelier Re Holdings, Ltd.                             61,112  1,574,245
    Morgan Stanley                                          189,332  4,193,704
    MSB Financial Corp.                                         600      4,332
*   MSCI, Inc.                                                  252      8,593
    MutualFirst Financial, Inc.                               5,151     82,777
    NASDAQ OMX Group, Inc. (The)                             91,090  2,685,333
#*  National Financial Partners Corp.                        41,675  1,056,044
    National Interstate Corp.                                18,783    545,646
    National Penn Bancshares, Inc.                          167,785  1,642,615
    National Security Group, Inc.                               419      3,396
    National Western Life Insurance Co. Class A               2,337    426,783
    Naugatuck Valley Financial Corp.                            989      7,309
*   Navigators Group, Inc. (The)                             17,111    990,385
    NBT Bancorp, Inc.                                        40,606    822,271
    Nelnet, Inc. Class A                                     37,343  1,269,662
*   New Century Bancorp, Inc.                                 2,187     13,997
#   New Hampshire Thrift Bancshares, Inc.                     4,833     62,249
#   New York Community Bancorp, Inc.                        217,731  2,950,255
*   NewBridge Bancorp                                        12,686     74,721
*   Newport Bancorp, Inc.                                       641     10,948
*   NewStar Financial, Inc.                                  49,671    593,568
    Nicholas Financial, Inc.                                  3,515     51,389
*   North Valley Bancorp                                        460      8,091
    Northeast Bancorp                                           118      1,117
    Northeast Community Bancorp, Inc.                         9,104     54,351
#   Northern Trust Corp.                                     14,311    771,649
    Northfield Bancorp, Inc.                                 57,520    676,435
    Northrim BanCorp, Inc.                                    5,792    126,150
    Northwest Bancshares, Inc.                              110,107  1,348,811
    Norwood Financial Corp.                                   1,492     46,252
#   NYSE Euronext                                           132,257  5,132,894
    Ocean Shore Holding Co.                                   6,104     91,316
    OceanFirst Financial Corp.                               19,770    280,932
*   Ocwen Financial Corp.                                    78,426  2,868,823
    OFG Bancorp                                              44,357    712,817
    Ohio Valley Banc Corp.                                    2,002     38,759
    Old National Bancorp                                    115,935  1,412,088
    Old Republic International Corp.                        242,918  3,279,393
*   Old Second Bancorp, Inc.                                 11,059     50,871
*   OmniAmerican Bancorp, Inc.                               12,533    312,072
    OneBeacon Insurance Group, Ltd. Class A                  25,345    344,439

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Oppenheimer Holdings, Inc. Class A                        7,365 $  136,252
    Oritani Financial Corp.                                  55,847    863,953
    Pacific Continental Corp.                                17,305    193,470
*   Pacific Mercantile Bancorp                                9,408     56,448
*   Pacific Premier Bancorp, Inc.                             4,508     54,772
    PacWest Bancorp                                          32,467    900,310
#   Park National Corp.                                      14,100    964,158
*   Park Sterling Corp.                                      21,825    125,057
    PartnerRe, Ltd.                                          32,897  3,103,503
*   Patriot National Bancorp, Inc.                            1,500      2,220
    Peapack Gladstone Financial Corp.                         8,268    120,547
    Penns Woods Bancorp, Inc.                                 4,255    174,115
#   People's United Financial, Inc.                         225,381  2,966,014
    Peoples Bancorp of North Carolina, Inc.                   3,297     38,674
    Peoples Bancorp, Inc.                                    10,126    206,368
    Peoples Bancorp/Auburn                                    1,337     27,576
#*  PHH Corp.                                                58,457  1,232,274
#*  Phoenix Cos., Inc. (The)                                  6,427    187,090
*   PICO Holdings, Inc.                                      23,851    517,567
*   Pinnacle Financial Partners, Inc.                        34,507    837,485
*   Piper Jaffray Cos.                                       20,441    690,088
    Platinum Underwriters Holdings, Ltd.                     39,027  2,214,782
    PNC Financial Services Group, Inc. (The)                 76,226  5,174,221
*   Popular, Inc.                                            80,934  2,305,810
*   Porter Bancorp, Inc.                                      6,860      6,105
*   Portfolio Recovery Associates, Inc.                      16,413  2,014,696
*   Preferred Bank                                            1,920     31,680
    Premier Financial Bancorp, Inc.                           3,385     41,297
    Primerica, Inc.                                          54,613  1,854,657
*   Primus Guaranty, Ltd.                                    15,070    154,467
    Principal Financial Group, Inc.                         157,281  5,677,844
    PrivateBancorp, Inc.                                     81,809  1,569,097
    ProAssurance Corp.                                       52,776  2,585,496
#   Progressive Corp. (The)                                  20,068    507,520
#   Prosperity Bancshares, Inc.                              42,708  1,962,006
    Protective Life Corp.                                    77,513  2,950,145
    Provident Financial Holdings, Inc.                        9,638    156,136
    Provident Financial Services, Inc.                       64,885    994,687
    Provident New York Bancorp                               42,153    381,063
#*  Prudential Bancorp, Inc. of Pennsylvania                  5,398     46,207
    Prudential Financial, Inc.                               64,572  3,901,440
*   PSB Holdings, Inc.                                        3,252     18,959
#   Pulaski Financial Corp.                                  10,937    115,385
    Pzena Investment Management, Inc. Class A                 2,844     18,031
    QC Holdings, Inc.                                        12,392     37,672
    QCR Holdings, Inc.                                          309      4,935
    Radian Group, Inc.                                      128,091  1,530,687
#   Raymond James Financial, Inc.                            19,745    817,838
    Regions Financial Corp.                                 661,387  5,615,176
    Reinsurance Group of America, Inc.                       54,867  3,431,931
#   RenaissanceRe Holdings, Ltd.                             45,780  4,298,284
    Renasant Corp.                                           27,499    627,527

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CONTINUED

                                                             SHARES   VALUE+
                                                             ------ ----------
Financials -- (Continued)
     Republic Bancorp, Inc. Class A                          20,236 $  449,239
*    Republic First Bancorp, Inc.                            20,713     56,132
     Resource America, Inc. Class A                          18,325    168,956
*    Riverview Bancorp, Inc.                                 13,240     32,438
     RLI Corp.                                               20,135  1,446,700
     Rockville Financial, Inc.                               28,505    370,565
     Roma Financial Corp.                                    25,930    441,329
*    Royal Bancshares of Pennsylvania, Inc. Class A           6,447      8,703
     Ryman Hospitality Properties                            45,182  2,008,792
     S&T Bancorp, Inc.                                       27,583    520,491
*    Safeguard Scientifics, Inc.                             23,253    375,303
     Safety Insurance Group, Inc.                            16,252    807,237
     Salisbury Bancorp, Inc.                                    856     22,898
     Sandy Spring Bancorp, Inc.                              26,668    546,161
     SB Financial Group, Inc.                                 3,194     27,788
     SCBT Financial Corp.                                    13,771    657,841
#*   Seacoast Banking Corp. of Florida                       34,750     74,365
#*   Security National Financial Corp. Class A                2,139     16,962
     SEI Investments Co.                                     12,500    358,250
     Selective Insurance Group, Inc.                         61,571  1,442,609
*    Shore Bancshares, Inc.                                   4,929     34,503
     SI Financial Group, Inc.                                 6,511     75,528
#*   Siebert Financial Corp.                                  9,393     13,479
     Sierra Bancorp                                          11,952    154,420
#*   Signature Bank                                          12,100    866,481
     Simmons First National Corp. Class A                    17,567    430,743
     Simplicity Bancorp, Inc.                                 9,310    139,650
     SLM Corp.                                               30,766    635,318
     Somerset Hills Bancorp                                   1,743     19,853
*    South Street Financial Corp.                               400      2,088
*    Southcoast Financial Corp.                               4,987     25,184
(o)  Southern Community Financial                             7,908      1,740
*    Southern Connecticut Bancorp, Inc.                         700      2,590
*    Southern First Bancshares, Inc.                          2,825     30,651
     Southern Missouri Bancorp, Inc.                          1,465     37,350
     Southern National Bancorp of Virginia, Inc.                712      7,170
#    Southside Bancshares, Inc.                              19,996    427,519
*    Southwest Bancorp, Inc.                                 17,697    233,954
     Southwest Georgia Financial Corp.                        1,854     17,891
#*   St Joe Co. (The)                                        39,684    776,616
     StanCorp Financial Group, Inc.                          44,533  1,922,935
     State Auto Financial Corp.                              38,717    672,901
     State Street Corp.                                      72,374  4,231,708
     StellarOne Corp.                                        21,618    324,054
     Sterling Bancorp                                        31,081    350,594
     Stewart Information Services Corp.                      19,146    518,282
*    Stifel Financial Corp.                                  67,280  2,167,762
*    Stratus Properties, Inc.                                 6,580    101,595
*    Suffolk Bancorp                                          8,781    137,335
     Summit State Bank                                        1,156      9,999
#*   Sun Bancorp, Inc.                                       32,827    105,703
     SunTrust Banks, Inc.                                    70,003  2,047,588

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Susquehanna Bancshares, Inc.                            196,774 $2,296,353
*   Sussex Bancorp                                            1,590     10,240
#*  SVB Financial Group                                      21,341  1,517,559
*   SWS Group, Inc.                                          23,777    135,291
    SY Bancorp, Inc.                                         15,245    350,025
    Symetra Financial Corp.                                  30,230    412,035
    Synovus Financial Corp.                                 814,574  2,191,204
    T Rowe Price Group, Inc.                                  3,600    261,000
#*  Taylor Capital Group, Inc.                               22,039    322,871
#   TCF Financial Corp.                                      84,395  1,227,947
#   TD Ameritrade Holding Corp.                              12,649    251,842
    Teche Holding Co.                                         1,486     61,223
*   Tejon Ranch Co.                                          17,461    509,512
    Territorial Bancorp, Inc.                                12,058    281,916
#   Teton Advisors, Inc. Class A                                 39        801
*   Texas Capital Bancshares, Inc.                           31,625  1,317,497
    TF Financial Corp.                                        2,289     57,339
*   TFS Financial Corp.                                      40,111    436,007
    Thomas Properties Group, Inc.                            53,749    273,582
    Timberland Bancorp, Inc.                                  3,941     32,513
    Tompkins Financial Corp.                                 13,683    571,949
    Torchmark Corp.                                          49,305  3,060,361
    Tower Financial Corp.                                     1,403     19,460
    Tower Group International, Ltd.                          46,230    874,672
#   TowneBank                                                25,265    361,542
    Travelers Cos., Inc. (The)                               55,984  4,781,593
    Tree.com, Inc.                                           10,503    214,996
    Trico Bancshares                                         15,107    263,919
    TrustCo Bank Corp.                                       99,285    532,168
    Trustmark Corp.                                          69,239  1,699,817
    U.S. Bancorp                                            100,635  3,349,133
    UMB Financial Corp.                                      38,493  1,937,738
    Umpqua Holdings Corp.                                   128,692  1,544,304
    Union Bankshares Inc/Morrisville                          2,000     42,580
    Union First Market Bankshares Corp.                      22,511    425,683
    United Bancshares, Inc.                                   2,040     23,970
#   United Bankshares, Inc.                                  54,272  1,373,624
    United Community Bancorp                                    993      9,930
*   United Community Banks, Inc.                             28,930    316,783
*   United Community Financial Corp.                          7,148     29,593
    United Financial Bancorp, Inc.                           22,166    328,278
    United Fire Group, Inc.                                  29,011    811,148
*   United Security Bancshares                               10,360     42,578
#*  United Security Bancshares/Thomasville                      600      4,710
*   Unity Bancorp, Inc.                                       5,781     41,219
    Universal Insurance Holdings, Inc.                       43,221    258,462
    Univest Corp. of Pennsylvania                            17,118    300,079
    Unum Group                                              152,511  4,253,532
    Validus Holdings, Ltd.                                  105,899  4,088,760
#   Valley National Bancorp                                  69,582    625,542
    ViewPoint Financial Group, Inc.                          40,834    760,329
*   Virginia Commerce Bancorp, Inc.                          29,169    392,031

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CONTINUED


                                                         SHARES     VALUE+
                                                         ------- ------------
Financials -- (Continued)
*   Virtus Investment Partners, Inc.                         595 $    113,645
#   VSB Bancorp, Inc.                                        170        1,705
    Waddell & Reed Financial, Inc. Class A                 5,916      253,619
*   Walker & Dunlop, Inc.                                  1,380       24,578
    Washington Banking Co.                                16,508      227,810
    Washington Federal, Inc.                             117,034    2,009,474
    Washington Trust Bancorp, Inc.                        16,883      451,620
*   Waterstone Financial, Inc.                            24,001      191,768
    Wayne Savings Bancshares, Inc.                         1,684       16,789
    Webster Financial Corp.                               97,183    2,271,167
    Wells Fargo & Co.                                    522,373   19,839,727
    WesBanco, Inc.                                        29,713      743,716
    West BanCorp., Inc.                                   17,389      187,453
#   Westamerica BanCorp.                                   9,986      433,293
*   Western Alliance Bancorp                              72,613    1,068,137
    Westfield Financial, Inc.                             28,843      217,188
    Westwood Holdings Group, Inc.                          2,463      107,633
*   Wilshire Bancorp, Inc.                                38,285      244,641
#   Wintrust Financial Corp.                              40,425    1,449,640
#*  World Acceptance Corp.                                13,047    1,159,356
#   WR Berkley Corp.                                      69,300    3,009,006
*   WSB Holdings, Inc.                                     4,002       26,213
    WSFS Financial Corp.                                   3,403      166,543
    WVS Financial Corp.                                    1,627       19,524
    XL Group P.L.C.                                      162,997    5,075,727
#*  Yadkin Valley Financial Corp.                         11,030       44,230
    Zions BanCorp.                                       166,601    4,101,717
*   ZipRealty, Inc.                                       17,864       58,415
                                                                 ------------
Total Financials                                                  589,804,943
                                                                 ------------
Health Care -- (7.4%)
#   Abaxis, Inc.                                           3,959      169,010
    Abbott Laboratories                                      220        8,122
#*  ABIOMED, Inc.                                          1,436       26,523
#*  Acadia Healthcare Co., Inc.                            3,172      100,077
#*  Accelerate Diagnostics, Inc.                           2,200       13,904
#*  Accuray, Inc.                                         67,370      296,428
*   Acorda Therapeutics, Inc.                              8,725      345,248
*   Actavis, Inc.                                         11,200    1,184,176
#*  Adcare Health Systems, Inc.                            5,449       31,604
*   Addus HomeCare Corp.                                   9,943      117,725
    Aetna, Inc.                                           38,015    2,183,582
#*  Affymax, Inc.                                         36,132       32,522
#*  Affymetrix, Inc.                                      79,227      288,386
    Agilent Technologies, Inc.                            15,200      629,888
    Air Methods Corp.                                     34,596    1,265,868
#*  Akorn, Inc.                                           21,047      316,757
*   Albany Molecular Research, Inc.                       35,314      421,296
*   Alere, Inc.                                           90,727    2,329,869
*   Alexion Pharmaceuticals, Inc.                         10,000      980,000
#*  Align Technology, Inc.                                17,155      568,174
#*  Alkermes P.L.C.                                       41,898    1,282,498

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
*   Alliance HealthCare Services, Inc.                        5,402 $   68,876
*   Allied Healthcare Products                                4,920     13,235
*   Allscripts Healthcare Solutions, Inc.                    47,923    663,254
    Almost Family, Inc.                                       9,772    192,899
*   Alnylam Pharmaceuticals, Inc.                            12,235    293,028
*   Alphatec Holdings, Inc.                                  91,449    172,839
*   AMAG Pharmaceuticals, Inc.                               13,908    306,671
*   Amedisys, Inc.                                           32,334    324,633
*   American Shared Hospital Services                           900      1,481
    AmerisourceBergen Corp.                                  16,800    909,216
    Amgen, Inc.                                              26,155  2,725,613
*   AMN Healthcare Services, Inc.                            42,340    581,328
*   Amsurg Corp.                                             35,540  1,192,722
    Analogic Corp.                                           11,775    935,877
*   AngioDynamics, Inc.                                      28,916    292,919
*   Anika Therapeutics, Inc.                                 15,395    205,523
#*  Ariad Pharmaceuticals, Inc.                             111,200  1,987,144
*   Arqule, Inc.                                             26,950     79,503
*   Arrhythmia Research Technology, Inc.                      1,153      2,917
*   ArthroCare Corp.                                          9,467    328,032
    Assisted Living Concepts, Inc. Class A                   22,420    267,246
*   Astex Pharmaceuticals                                   100,014    688,096
*   AtriCure, Inc.                                            4,052     33,794
    Atrion Corp.                                              2,042    409,196
#*  Authentidate Holding Corp.                                2,236      2,817
#*  AVEO Pharmaceuticals, Inc.                                2,329     11,901
*   Bio-Rad Laboratories, Inc. Class A                       10,635  1,273,541
*   Bio-Rad Laboratories, Inc. Class B                        1,277    152,199
#*  Bio-Reference Labs, Inc.                                 10,468    266,934
*   Bioanalytical Systems, Inc.                               1,915      2,825
#*  BioCryst Pharmaceuticals, Inc.                           22,476     45,177
#*  Biodel, Inc.                                              4,308     12,967
*   Biogen Idec, Inc.                                         6,870  1,504,049
#*  BioMarin Pharmaceutical, Inc.                             7,300    478,880
*   BioScrip, Inc.                                           62,349    864,157
*   Biospecifics Technologies Corp.                           1,342     21,298
    Biota Pharmaceuticals, Inc.                               6,230     26,228
*   Boston Scientific Corp.                                 767,057  5,745,257
*   Bovie Medical Corp.                                      13,510     43,908
    Bristol-Myers Squibb Co.                                 49,289  1,957,759
*   Brookdale Senior Living, Inc.                            50,523  1,302,988
*   Bruker Corp.                                             13,400    238,118
#*  BSD Medical Corp.                                         4,900      5,684
*   Cambrex Corp.                                            32,247    402,765
    Cantel Medical Corp.                                     25,807    815,759
*   Capital Senior Living Corp.                              30,675    744,176
#   Cardinal Health, Inc.                                    11,763    520,160
*   CardioNet, Inc.                                          25,555     74,365
*   CareFusion Corp.                                        117,044  3,913,951
*   CAS Medical Systems, Inc.                                   415        822
#*  Catamaran Corp.                                           8,256    476,619
*   Celldex Therapeutics, Inc.                               44,462    580,229

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (Continued)
*   Celsion Corp.                                            1,900 $    1,588
*   Centene Corp.                                           38,472  1,777,406
#*  Cepheid, Inc.                                            4,496    171,433
#*  Cerner Corp.                                             4,000    387,080
*   Charles River Laboratories International, Inc.          15,198    660,961
#   Chemed Corp.                                            12,392  1,011,435
*   Chindex International, Inc.                              5,938     81,351
    Cigna Corp.                                             17,253  1,141,631
#*  Codexis, Inc.                                           11,100     24,864
    Community Health Systems, Inc.                          89,497  4,078,378
#   Computer Programs & Systems, Inc.                        2,708    142,062
#*  Conceptus, Inc.                                         30,237    937,649
    CONMED Corp.                                            29,451    922,700
    Cooper Cos., Inc. (The)                                 34,627  3,822,821
*   Cornerstone Therapeutics, Inc.                           1,700     14,246
*   Corvel Corp.                                             5,693    270,247
#*  Covance, Inc.                                            7,051    525,723
    Coventry Health Care, Inc.                              76,051  3,768,327
    Covidien P.L.C.                                         15,563    993,542
    CR Bard, Inc.                                            4,262    423,472
*   Cross Country Healthcare, Inc.                          33,538    167,690
    CryoLife, Inc.                                          29,023    174,138
#*  Cubist Pharmaceuticals, Inc.                            27,133  1,245,947
*   Cumberland Pharmaceuticals, Inc.                        20,840     97,531
*   Cutera, Inc.                                            15,217    169,061
*   Cyberonics, Inc.                                         6,029    261,779
*   Cynosure, Inc. Class A                                  12,976    335,559
*   Cytokinetics, Inc.                                      54,657     69,961
*   DaVita HealthCare Partners, Inc.                         7,338    870,654
    Daxor Corp.                                              4,092     31,263
#   DENTSPLY International, Inc.                            10,234    433,410
#*  Depomed, Inc.                                           29,496    162,523
*   Digirad Corp.                                           16,700     42,752
*   Durect Corp.                                            23,066     36,214
*   Dyax Corp.                                              30,347     83,454
*   Dynacq Healthcare, Inc.                                  2,433        148
#*  Edwards Lifesciences Corp.                               7,400    472,046
*   Emergent Biosolutions, Inc.                             37,510    575,403
*   Emeritus Corp.                                          25,114    645,430
*   Endo Health Solutions, Inc.                             24,327    891,341
*   Endocyte, Inc.                                           7,233    100,466
    Ensign Group, Inc. (The)                                21,332    743,847
*   Entremed, Inc.                                              63        117
*   Enzo Biochem, Inc.                                      39,085     87,550
    Enzon Pharmaceuticals, Inc.                             52,724    173,989
#*  Exact Sciences Corp.                                     3,900     36,426
*   Exactech, Inc.                                          13,511    249,954
#*  ExamWorks Group, Inc.                                   18,462    334,162
*   Express Scripts Holding Co.                             17,446  1,035,769
*   Five Star Quality Care, Inc.                            49,442    233,861
*   Forest Laboratories, Inc.                                9,100    340,431
*   Furiex Pharmaceuticals, Inc.                             9,560    324,562

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
#*  Future Healthcare of America                              1,222 $      166
#*  Genomic Health, Inc.                                        572     17,366
*   Gentiva Health Services, Inc.                            33,864    355,233
#*  Geron Corp.                                              29,750     34,808
*   Greatbatch, Inc.                                         25,442    710,850
*   GTx, Inc.                                                14,515     67,059
*   Haemonetics Corp.                                        29,388  1,131,438
*   Hanger, Inc.                                             32,546    989,073
*   Harvard Bioscience, Inc.                                 35,325    180,864
*   Health Management Associates, Inc. Class A               21,176    243,312
*   Health Net, Inc.                                         54,354  1,598,008
*   HealthSouth Corp.                                        17,216    473,440
*   HealthStream, Inc.                                       17,545    402,833
*   Healthways, Inc.                                         36,848    511,819
*   Hemispherx Biopharma, Inc.                                3,300        710
#*  Henry Schein, Inc.                                        8,644    781,418
    Hi-Tech Pharmacal Co., Inc.                              14,824    490,081
    Hill-Rom Holdings, Inc.                                  19,330    658,573
#*  HMS Holdings Corp.                                        5,453    137,470
*   Hologic, Inc.                                           145,374  2,961,268
*   Hooper Holmes, Inc.                                       6,931      2,980
#*  Hospira, Inc.                                            11,600    384,192
    Humana, Inc.                                             16,681  1,236,229
*   ICU Medical, Inc.                                        13,600    819,400
*   Idera Pharmaceuticals, Inc.                              20,811     15,400
#*  IDEXX Laboratories, Inc.                                    400     35,184
#*  Illumina, Inc.                                            9,020    583,504
#*  Immunomedics, Inc.                                       19,800     50,688
*   Impax Laboratories, Inc.                                 40,496    708,680
#*  Incyte Corp., Ltd.                                        8,536    189,072
*   Infinity Pharmaceuticals, Inc.                           22,704    978,315
*   Integra LifeSciences Holdings Corp.                      17,720    620,732
*   Intuitive Surgical, Inc.                                  1,500    738,435
    Invacare Corp.                                           33,676    452,942
*   IPC The Hospitalist Co., Inc.                             7,278    332,022
*   Iridex Corp.                                              1,950      9,887
#*  IsoRay, Inc.                                              6,500      3,250
*   Jazz Pharmaceuticals P.L.C.                               4,993    291,342
    Johnson & Johnson                                        61,338  5,227,838
    Kewaunee Scientific Corp.                                 2,037     26,603
*   Kindred Healthcare, Inc.                                 57,059    598,549
#*  Laboratory Corp. of America Holdings                      4,480    418,253
    Landauer, Inc.                                            2,932    163,811
*   Lannett Co., Inc.                                        29,173    338,699
#*  LCA-Vision, Inc.                                         14,533     49,412
    LeMaitre Vascular, Inc.                                  15,418     93,433
#*  Lexicon Pharmaceuticals, Inc.                             4,441      8,793
*   LHC Group, Inc.                                          19,752    429,013
*   Life Technologies Corp.                                  24,787  1,826,554
*   LifePoint Hospitals, Inc.                                53,422  2,564,256
*   Luminex Corp.                                             8,014    133,273
*   Magellan Health Services, Inc.                           29,263  1,497,095

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
      Masimo Corp.                                              104 $     2,086
#*    Mast Therapeutics, Inc.                                19,471      13,057
      Maxygen, Inc.                                          41,232      98,957
      McKesson Corp.                                          8,300     878,306
*     MedAssets, Inc.                                        56,505   1,058,339
(o)*  MedCath Corp.                                          19,024      26,063
*     Medical Action Industries, Inc.                        17,432     141,722
*     Medicines Co. (The)                                    39,914   1,347,497
#*    MediciNova, Inc.                                       12,083      38,061
*     Medidata Solutions, Inc.                                5,030     333,791
#*    Medivation, Inc.                                          606      31,942
*     MEDNAX, Inc.                                           15,393   1,365,821
#     Medtronic, Inc.                                        34,975   1,632,633
      Merck & Co., Inc.                                     149,737   7,037,639
#*    Merge Healthcare, Inc.                                 15,531      48,457
*     Merit Medical Systems, Inc.                            39,570     382,642
#*    Metabolix, Inc.                                         1,126       1,959
*     Misonix, Inc.                                           3,363      19,236
*     Molina Healthcare, Inc.                                45,700   1,517,240
*     Momenta Pharmaceuticals, Inc.                          28,579     352,093
*     MWI Veterinary Supply, Inc.                             4,880     574,425
#*    Mylan, Inc.                                            25,528     743,120
*     Myriad Genetics, Inc.                                  11,511     320,581
*     Nanosphere, Inc.                                       19,664      54,469
      National Healthcare Corp.                              14,015     650,716
      National Research Corp.                                 4,858     291,237
*     Natus Medical, Inc.                                    32,869     411,191
*     Neogen Corp.                                            8,023     407,809
*     Neurocrine Biosciences, Inc.                            2,475      28,562
#*    Novavax, Inc.                                           4,284      10,067
*     NuVasive, Inc.                                         37,014     776,184
#     Omnicare, Inc.                                        109,511   4,793,296
*     Omnicell, Inc.                                         37,756     680,363
#*    OncoGenex Pharmaceutical, Inc.                            350       3,546
#*    Onyx Pharmaceuticals, Inc.                              6,700     635,160
*     OraSure Technologies, Inc.                             10,332      46,081
*     Orthofix International NV                              11,146     361,130
*     Osiris Therapeutics, Inc.                               4,893      54,899
#     Owens & Minor, Inc.                                    56,547   1,841,736
*     Pacific Biosciences of California, Inc.                 1,479       3,786
      Pain Therapeutics, Inc.                                34,082     140,418
*     Palomar Medical Technologies, Inc.                     20,517     278,005
*     PAREXEL International Corp.                            35,821   1,466,870
#     Patterson Cos., Inc.                                   10,176     386,179
*     PDI, Inc.                                              16,959      77,503
#     PDL BioPharma, Inc.                                    34,563     267,518
      PerkinElmer, Inc.                                      80,822   2,477,194
#*    Pernix Therapeutics Holdings                            4,944      18,886
#     Perrigo Co.                                             5,287     631,321
      Pfizer, Inc.                                          563,682  16,386,236
*     PharMerica Corp.                                       32,772     422,431
#*    PhotoMedex, Inc.                                        9,512     155,046

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
*   Pozen, Inc.                                              29,293 $  144,415
#*  Progenics Pharmaceuticals, Inc.                          26,897    123,726
*   ProPhase Labs, Inc.                                       6,052      8,836
*   Providence Service Corp. (The)                           14,336    251,023
*   pSivida Corp.                                            13,195     29,953
    Quality Systems, Inc.                                     4,390     78,449
#   Quest Diagnostics, Inc.                                  11,000    619,630
#   Questcor Pharmaceuticals, Inc.                            7,700    236,698
*   Quidel Corp.                                             26,335    587,797
*   RadNet, Inc.                                             10,874     29,795
#*  Regeneron Pharmaceuticals, Inc.                           6,200  1,333,868
#*  Repligen Corp.                                           30,484    273,137
#*  Repros Therapeutics, Inc.                                   186      3,783
#   ResMed, Inc.                                              9,600    460,992
*   Rigel Pharmaceuticals, Inc.                              50,219    240,549
*   Rochester Medical Corp.                                  12,087    164,141
*   RTI Biologics, Inc.                                      60,665    241,447
#*  Salix Pharmaceuticals, Ltd.                               3,676    192,218
#*  Sangamo Biosciences, Inc.                                22,327    227,289
*   Santarus, Inc.                                           24,354    447,383
#*  Sciclone Pharmaceuticals, Inc.                           63,164    298,766
#*  Seattle Genetics, Inc.                                    7,900    291,905
    Select Medical Holdings Corp.                           128,395  1,059,259
    Simulations Plus, Inc.                                    1,800      7,110
*   Sirona Dental Systems, Inc.                              15,186  1,116,778
#*  Skilled Healthcare Group, Inc. Class A                   19,937    140,356
*   Solta Medical, Inc.                                      61,883    120,672
    Span-America Medical Systems, Inc.                        3,229     63,579
*   Spectranetics Corp.                                      25,926    483,520
#   Spectrum Pharmaceuticals, Inc.                           26,500    196,365
#   St Jude Medical, Inc.                                    13,900    572,958
*   Staar Surgical Co.                                       12,085     84,353
#*  StemCells, Inc.                                           1,150      1,944
#*  Stereotaxis, Inc.                                         1,337      2,367
    STERIS Corp.                                             27,809  1,156,576
*   Strategic Diagnostics, Inc.                              12,404     12,900
#   Stryker Corp.                                             8,562    561,496
*   Sucampo Pharmaceuticals, Inc. Class A                    13,917    132,351
*   SunLink Health Systems, Inc.                              1,702      1,362
*   SurModics, Inc.                                          18,631    492,790
*   Symmetry Medical, Inc.                                   41,225    491,402
#*  Synageva BioPharma Corp.                                  3,718    192,183
*   Targacept, Inc.                                          17,473     80,551
*   Team Health Holdings, Inc.                               13,423    500,409
#   Techne Corp.                                              3,336    213,971
    Teleflex, Inc.                                           37,788  2,952,376
*   Tenet Healthcare Corp.                                   31,779  1,441,495
*   Theragenics Corp.                                        14,207     20,458
#*  Theravance, Inc.                                          1,374     46,373
    Thermo Fisher Scientific, Inc.                           56,727  4,576,734
*   Thoratec Corp.                                           14,300    517,660
*   Tornier NV                                                   78      1,419

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CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
#*   TranS1, Inc.                                           24,169 $     48,580
*    Transcept Pharmaceuticals, Inc.                        14,106       55,860
*    Triple-S Management Corp. Class B                      20,128      362,908
(o)  Trubion Pharmeceuticals, Inc.                           3,245           --
#*   United Therapeutics Corp.                               5,700      380,646
     UnitedHealth Group, Inc.                               49,560    2,970,131
     Universal American Corp.                               90,640      774,972
     Universal Health Services, Inc. Class B                12,318      820,256
*    Urologix, Inc.                                          3,584        1,756
     US Physical Therapy, Inc.                              10,908      260,265
     Utah Medical Products, Inc.                             3,789      167,966
*    Vascular Solutions, Inc.                               15,185      241,593
#*   VCA Antech, Inc.                                       82,137    1,979,502
#*   Vical, Inc.                                            13,737       50,690
*    ViroPharma, Inc.                                       71,930    1,960,093
*    WellCare Health Plans, Inc.                            35,383    2,063,183
#    WellPoint, Inc.                                        49,131    3,582,633
     West Pharmaceutical Services, Inc.                     22,333    1,426,185
*    Wright Medical Group, Inc.                             39,693      930,404
#*   XenoPort, Inc.                                         17,035      105,787
*    Zalicus, Inc.                                          11,731        6,864
#    Zimmer Holdings, Inc.                                  12,595      962,888
                                                                   ------------
Total Health Care                                                   205,315,446
                                                                   ------------
Industrials -- (11.9%)
     AAON, Inc.                                             15,111      429,304
     AAR Corp.                                              44,341      791,930
     ABM Industries, Inc.                                   53,200    1,199,660
#*   Acacia Research Corp.                                  13,822      329,240
#*   ACCO Brands Corp.                                      74,383      502,085
#*   Accuride Corp.                                         24,116      123,956
     Aceto Corp.                                            29,576      307,590
     Acme United Corp.                                       1,921       24,589
#    Acorn Energy, Inc.                                     16,783      125,872
*    Active Power, Inc.                                        960        4,387
#    Actuant Corp. Class A                                  63,614    1,991,118
#    Acuity Brands, Inc.                                     8,629      629,572
#*   Adept Technology, Inc.                                 10,771       34,790
     ADT Corp. (The)                                        16,852      735,421
*    Advisory Board Co. (The)                               12,196      599,433
*    AECOM Technology Corp.                                110,026    3,198,456
*    Aegion Corp.                                           42,846      902,337
#*   AeroCentury Corp.                                       1,149       22,727
*    Aerosonic Corp.                                           970        7,508
#*   Aerovironment, Inc.                                    24,092      466,421
     AGCO Corp.                                             24,204    1,288,863
*    Air Transport Services Group, Inc.                     66,990      386,532
     Aircastle, Ltd.                                        69,572      971,225
     Alamo Group, Inc.                                      13,091      524,556
*    Alaska Air Group, Inc.                                 48,307    2,977,643
     Albany International Corp. Class A                     27,006      784,524
     Allegiant Travel Co.                                   11,361    1,021,354

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
     Alliant Techsystems, Inc.                                10,501 $  780,854
(o)  Allied Defense Group, Inc. (The)                          6,064     31,836
     Allied Motion Technologies, Inc.                          7,832     55,920
     Altra Holdings, Inc.                                     30,432    811,013
     AMERCO                                                   19,915  3,200,340
*    Ameresco, Inc. Class A                                   11,757     86,649
     American Railcar Industries, Inc.                        23,316    832,614
     American Science & Engineering, Inc.                      7,892    508,876
#*   American Superconductor Corp.                            12,387     31,091
#*   American Woodmark Corp.                                  14,123    475,239
     AMETEK, Inc.                                             14,445    588,056
     Ampco-Pittsburgh Corp.                                   10,468    196,170
*    AMREP Corp.                                               5,440     49,232
     AO Smith Corp.                                           20,294  1,530,776
     Apogee Enterprises, Inc.                                 30,486    776,783
     Applied Industrial Technologies, Inc.                    36,527  1,543,266
*    ARC Document Solutions, Inc.                             44,613    143,208
     Argan, Inc.                                              13,114    232,118
     Arkansas Best Corp.                                      27,392    287,890
*    Armstrong World Industries, Inc.                         29,339  1,497,463
*    Ascent Solar Technologies, Inc.                          31,175     19,952
     Astec Industries, Inc.                                   23,194    761,459
*    Astronics Corp.                                           8,740    242,972
*    AT Cross Co. Class A                                      8,242    104,014
*    Atlas Air Worldwide Holdings, Inc.                       28,949  1,082,693
*    Avalon Holdings Corp. Class A                               700      2,555
#    Avery Dennison Corp.                                     16,643    689,852
*    Avis Budget Group, Inc.                                 118,265  3,410,763
     AZZ, Inc.                                                25,170  1,064,439
*    B/E Aerospace, Inc.                                      17,682  1,109,369
     Babcock & Wilcox Co. (The)                                4,536    123,379
     Baltic Trading, Ltd.                                      3,964     13,755
     Barnes Group, Inc.                                       52,974  1,471,088
     Barrett Business Services, Inc.                          10,851    574,452
#*   Beacon Roofing Supply, Inc.                              45,369  1,729,920
     Belden, Inc.                                             23,622  1,167,399
*    Blount International, Inc.                               12,197    169,416
*    BlueLinx Holdings, Inc.                                  61,893    180,109
     Brady Corp. Class A                                      47,254  1,600,966
*    Breeze-Eastern Corp.                                      7,923     67,346
#    Briggs & Stratton Corp.                                  54,853  1,233,644
     Brink's Co. (The)                                        24,042    637,353
#*   Broadwind Energy, Inc.                                       70        315
*    Builders FirstSource, Inc.                               63,620    393,808
*    CAI International, Inc.                                  23,007    586,448
     Carlisle Cos., Inc.                                      30,362  1,969,583
*    Casella Waste Systems, Inc. Class A                      26,530    115,671
#*   CBIZ, Inc.                                               54,187    351,674
     CDI Corp.                                                20,602    322,833
     Ceco Environmental Corp.                                 11,949    138,728
     Celadon Group, Inc.                                      25,584    429,555
#*   Chart Industries, Inc.                                   23,323  1,978,024

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
    Chicago Bridge & Iron Co. NV                               3,161 $  170,030
    Chicago Rivet & Machine Co.                                  508     12,294
#   Cintas Corp.                                              14,003    628,315
    CIRCOR International, Inc.                                18,896    894,348
#   CLARCOR, Inc.                                              7,342    379,581
#*  Clean Harbors, Inc.                                        5,654    322,108
    CNH Global NV                                              5,744    236,251
    Coleman Cable, Inc.                                        6,036     90,540
#*  Colfax Corp.                                              16,318    761,561
*   Columbus McKinnon Corp.                                   20,871    391,957
    Comfort Systems USA, Inc.                                 40,925    525,068
#*  Command Security Corp.                                     5,329      9,272
*   Commercial Vehicle Group, Inc.                             7,587     53,185
    Compx International, Inc.                                  2,522     31,525
    Con-way, Inc.                                             53,807  1,818,677
*   Consolidated Graphics, Inc.                               11,700    417,339
#*  Copart, Inc.                                              11,279    397,585
    Corporate Executive Board Co. (The)                        8,386    472,635
    Courier Corp.                                             16,697    240,437
    Covanta Holding Corp.                                    114,797  2,295,940
*   Covenant Transportation Group, Inc. Class A               11,052     61,339
*   CPI Aerostructures, Inc.                                   6,498     59,847
*   CRA International, Inc.                                   11,485    211,783
    Crane Co.                                                 10,086    542,929
    CSX Corp.                                                144,640  3,556,698
    Cubic Corp.                                               17,050    732,638
    Cummins, Inc.                                              5,600    595,784
    Curtiss-Wright Corp.                                      52,171  1,713,296
    Danaher Corp.                                             20,920  1,274,865
#   Deere & Co.                                                6,000    535,800
*   Delta Air Lines, Inc.                                     51,800    887,852
    Deluxe Corp.                                              16,822    641,591
*   DigitalGlobe, Inc.                                        41,007  1,196,994
*   Dolan Co. (The)                                           31,785     54,988
#   Donaldson Co., Inc.                                        2,300     83,674
    Douglas Dynamics, Inc.                                    25,084    350,925
    Dover Corp.                                               12,776    881,288
*   Ducommun, Inc.                                            11,679    286,019
#   Dun & Bradstreet Corp. (The)                               4,626    409,170
*   DXP Enterprises, Inc.                                     12,720    850,714
*   Dycom Industries, Inc.                                    35,016    676,509
    Dynamic Materials Corp.                                   14,706    233,531
#*  Eagle Bulk Shipping, Inc.                                 14,547     51,205
    Eastern Co. (The)                                          5,585     93,437
    Eaton Corp. P.L.C.                                        29,601  1,817,797
#*  Echo Global Logistics, Inc.                                9,809    170,186
    Ecology and Environment, Inc. Class A                      2,769     34,225
    EMCOR Group, Inc.                                         62,324  2,330,918
    Encore Wire Corp.                                         22,353    732,061
*   Energy Recovery, Inc.                                     37,309    136,551
*   EnergySolutions, Inc.                                     94,267    389,323
#*  EnerNOC, Inc.                                             31,997    560,587

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   EnerSys, Inc.                                            46,160 $ 2,115,974
#*  Engility Holdings, Inc.                                  14,970     358,681
    Ennis, Inc.                                              35,570     546,711
#*  EnPro Industries, Inc.                                   21,572   1,063,068
    EnviroStar, Inc.                                          1,100       1,463
    Equifax, Inc.                                            11,845     724,914
    ESCO Technologies, Inc.                                  26,275     945,112
    Espey Manufacturing & Electronics Corp.                   3,027      76,401
*   Esterline Technologies Corp.                             32,129   2,410,960
#*  Excel Maritime Carriers, Ltd.                            60,527      24,816
    Exelis, Inc.                                             95,113   1,062,412
    Expeditors International of Washington, Inc.              2,600      93,418
    Exponent, Inc.                                           10,060     530,162
*   Federal Signal Corp.                                     64,194     498,145
    FedEx Corp.                                              21,280   2,000,533
*   Flow International Corp.                                 49,798     182,261
#   Flowserve Corp.                                           3,400     537,608
    Fluor Corp.                                               8,135     463,532
*   Fortune Brands Home & Security, Inc.                     32,275   1,174,487
    Forward Air Corp.                                         7,700     284,053
*   Franklin Covey Co.                                       20,197     284,374
    Franklin Electric Co., Inc.                              35,544   1,150,559
    FreightCar America, Inc.                                 13,112     273,779
*   Frozen Food Express Industries                           13,412      17,033
*   FTI Consulting, Inc.                                     45,632   1,511,332
*   Fuel Tech, Inc.                                          26,879     107,516
*   Furmanite Corp.                                          39,958     253,733
    G&K Services, Inc. Class A                               20,819     978,285
    Gardner Denver, Inc.                                     12,374     929,164
    GATX Corp.                                               50,400   2,567,880
#*  Genco Shipping & Trading, Ltd.                           42,355      72,427
*   Gencor Industries, Inc.                                   4,926      34,088
#*  GenCorp, Inc.                                            18,966     247,886
    Generac Holdings, Inc.                                    6,138     220,538
*   General Cable Corp.                                      56,963   1,964,084
    General Dynamics Corp.                                   22,257   1,646,128
    General Electric Co.                                    856,705  19,095,954
*   Genesee & Wyoming, Inc. Class A                          19,426   1,655,095
*   Gibraltar Industries, Inc.                               33,716     630,489
    Global Power Equipment Group, Inc.                       15,083     248,869
*   Goldfield Corp. (The)                                     9,421      29,205
    Gorman-Rupp Co. (The)                                    15,385     434,626
*   GP Strategies Corp.                                      18,640     411,012
    Graco, Inc.                                               4,338     262,579
#*  GrafTech International, Ltd.                             65,360     469,285
    Graham Corp.                                              9,534     231,676
    Granite Construction, Inc.                               40,663   1,125,145
    Great Lakes Dredge & Dock Corp.                          66,485     460,076
#*  Greenbrier Cos., Inc.                                    29,057     655,526
    Griffon Corp.                                            68,474     705,282
    H&E Equipment Services, Inc.                             37,311     759,652
    Hardinge, Inc.                                           12,424     167,724

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
    Harsco Corp.                                              76,570 $1,671,523
#*  Hawaiian Holdings, Inc.                                   57,468    315,499
    Heartland Express, Inc.                                   24,726    335,532
#   HEICO Corp.                                                9,422    414,662
    HEICO Corp. Class A                                       20,756    701,968
    Heidrick & Struggles International, Inc.                  19,217    254,049
#*  Heritage-Crystal Clean, Inc.                               1,954     30,385
    Herman Miller, Inc.                                       11,372    285,323
*   Hertz Global Holdings, Inc.                               61,491  1,480,703
*   Hexcel Corp.                                              22,061    672,860
*   Hill International, Inc.                                  40,646    111,777
    HNI Corp.                                                 22,562    776,810
    Honeywell International, Inc.                              1,900    139,726
    Houston Wire & Cable Co.                                  17,435    237,465
*   Hub Group, Inc. Class A                                   22,675    831,039
    Hubbell, Inc. Class A                                      1,952    166,213
    Hubbell, Inc. Class B                                      8,716    836,387
*   Hudson Global, Inc.                                       34,265    113,075
    Huntington Ingalls Industries, Inc.                       14,948    790,749
*   Hurco Cos., Inc.                                           6,280    168,492
*   Huron Consulting Group, Inc.                              19,115    798,625
    Hyster-Yale Materials Handling, Inc.                      13,948    727,946
*   ICF International, Inc.                                   21,709    588,531
    IDEX Corp.                                                20,283  1,055,324
*   IHS, Inc. Class A                                          4,370    425,769
*   II-VI, Inc.                                               37,904    586,375
#   Illinois Tool Works, Inc.                                 13,917    898,482
    Ingersoll-Rand P.L.C.                                     22,300  1,199,740
#*  InnerWorkings, Inc.                                       36,891    371,492
*   Innotrac Corp.                                             2,916     11,197
    Innovative Solutions & Support, Inc.                      16,826    147,901
    Insperity, Inc.                                           15,017    414,920
    Insteel Industries, Inc.                                  19,007    315,136
*   Integrated Electrical Services, Inc.                      12,442     72,537
    Interface, Inc.                                           26,004    435,307
    International Shipholding Corp.                            1,100     19,866
    Intersections, Inc.                                       17,467    166,985
    Iron Mountain, Inc.                                       19,147    724,905
    ITT Corp.                                                 34,437    950,461
#*  Jacobs Engineering Group, Inc.                            12,712    641,702
#   JB Hunt Transport Services, Inc.                           6,000    426,420
#*  JetBlue Airways Corp.                                    326,826  2,251,831
    John Bean Technologies Corp.                              16,543    343,102
#   Joy Global, Inc.                                           1,087     61,437
    Kadant, Inc.                                               1,953     54,040
#   Kaman Corp.                                               18,841    636,637
#   Kansas City Southern                                      14,629  1,595,585
    KAR Auction Services, Inc.                                31,720    709,576
    Kaydon Corp.                                              35,076    836,212
    KBR, Inc.                                                  7,311    219,915
    Kelly Services, Inc. Class A                              42,300    719,946
    Kelly Services, Inc. Class B                                 700     12,429

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#   Kennametal, Inc.                                          22,939 $  917,331
*   Key Technology, Inc.                                       5,258     65,620
    Kforce, Inc.                                              37,672    569,601
    Kimball International, Inc. Class B                       30,792    282,978
#*  Kirby Corp.                                               23,203  1,737,673
    Knight Transportation, Inc.                               67,232  1,050,164
    Knoll, Inc.                                                9,371    145,813
*   Korn/Ferry International                                  54,689    905,103
*   Kratos Defense & Security Solutions, Inc.                 33,847    172,281
    L-3 Communications Holdings, Inc.                         51,064  4,148,950
#   Landstar System, Inc.                                      3,029    165,565
    Lawson Products, Inc.                                      8,745    123,742
*   Layne Christensen Co.                                     22,124    451,993
    LB Foster Co. Class A                                     10,981    484,811
    Lennox International, Inc.                                 6,621    410,502
    Lincoln Electric Holdings, Inc.                           19,400  1,023,544
#   Lindsay Corp.                                              5,627    432,266
*   LMI Aerospace, Inc.                                       13,194    282,220
    LS Starrett Co. (The) Class A                              6,944     74,301
    LSI Industries, Inc.                                      32,842    231,208
*   Luna Innovations, Inc.                                     3,800      4,902
*   Lydall, Inc.                                              17,009    243,909
*   Magnetek, Inc.                                             1,197     18,685
*   Manitex International, Inc.                                3,300     33,429
#   Manitowoc Co., Inc. (The)                                 58,740  1,101,962
    Manpowergroup, Inc.                                       58,135  3,090,457
    Marten Transport, Ltd.                                    24,410    497,232
    Masco Corp.                                               60,333  1,172,874
#*  MasTec, Inc.                                              75,702  2,104,516
    Mastech Holdings, Inc.                                       793      5,789
    Matson, Inc.                                              39,400    927,476
    McGrath RentCorp                                          24,586    763,641
*   Meritor, Inc.                                             42,906    248,855
    Met-Pro Corp.                                             15,806    211,800
#*  Metalico, Inc.                                            43,586     64,943
*   Mfri, Inc.                                                 5,730     41,829
    Michael Baker Corp.                                        9,360    227,916
*   Middleby Corp.                                             6,296    941,756
    Miller Industries, Inc.                                   13,234    199,966
    Mine Safety Appliances Co.                                21,994  1,055,712
*   Mistras Group, Inc.                                       14,894    282,241
*   Mobile Mini, Inc.                                         51,626  1,452,239
*   Moog, Inc. Class A                                        39,159  1,809,537
*   Moog, Inc. Class B                                         2,977    136,495
    MSC Industrial Direct Co., Inc. Class A                    2,891    227,811
    Mueller Industries, Inc.                                  35,636  1,845,232
    Mueller Water Products, Inc. Class A                     171,486  1,015,197
    Multi-Color Corp.                                         15,188    392,762
*   MYR Group, Inc.                                           22,765    519,042
#   National Presto Industries, Inc.                           7,101    532,575
*   National Technical Systems, Inc.                          10,048     96,662
*   Navigant Consulting, Inc.                                 52,775    650,716

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
*   NCI Building Systems, Inc.                                 1,411 $   24,156
    NL Industries, Inc.                                       44,564    502,236
*   NN, Inc.                                                  18,861    169,938
#   Nordson Corp.                                             10,670    741,458
    Norfolk Southern Corp.                                    23,976  1,856,222
    Northrop Grumman Corp.                                    17,610  1,333,781
*   Northwest Pipe Co.                                         9,909    270,417
#*  Ocean Power Technologies, Inc.                             8,120     12,505
*   Old Dominion Freight Line, Inc.                           44,451  1,711,363
    Omega Flex, Inc.                                           4,638     62,474
*   On Assignment, Inc.                                       40,261    977,134
*   Orbital Sciences Corp.                                    64,157  1,156,109
*   Orion Energy Systems, Inc.                                20,365     48,876
*   Orion Marine Group, Inc.                                  20,909    191,526
*   Oshkosh Corp.                                             76,569  3,006,099
*   Owens Corning                                            115,475  4,856,878
    PACCAR, Inc.                                               6,137    305,500
*   Pacer International, Inc.                                 39,593    225,284
    Pall Corp.                                                 7,100    473,641
    PAM Transportation Services, Inc.                          8,221     85,827
*   Park-Ohio Holdings Corp.                                  12,584    462,840
#   Parker Hannifin Corp.                                      9,014    798,370
*   Patrick Industries, Inc.                                   9,134    185,055
*   Patriot Transportation Holding, Inc.                       7,423    214,896
*   Pendrell Corp.                                             8,111     13,708
    Pentair, Ltd.                                             57,632  3,132,299
*   PGT, Inc.                                                 41,352    318,410
    Pike Electric Corp.                                       40,043    625,872
#   Pitney Bowes, Inc.                                         4,400     60,148
*   PMFG, Inc.                                                 6,887     39,669
#*  Polypore International, Inc.                              11,353    476,031
*   Powell Industries, Inc.                                   12,981    639,184
*   PowerSecure International, Inc.                           21,567    295,468
    Precision Castparts Corp.                                  2,600    497,354
    Preformed Line Products Co.                                5,844    470,442
    Primoris Services Corp.                                   14,874    327,823
    Providence and Worcester Railroad Co.                      2,562     39,519
#   Quad/Graphics, Inc.                                       12,464    260,498
#*  Quality Distribution, Inc.                                11,361     90,434
#   Quanex Building Products Corp.                            35,430    576,446
*   Quanta Services, Inc.                                     99,324  2,729,424
#   Raven Industries, Inc.                                    13,629    457,253
    Raytheon Co.                                              11,993    736,130
*   RBC Bearings, Inc.                                        13,626    655,411
    RCM Technologies, Inc.                                    10,468     59,144
#*  Real Goods Solar, Inc. Class A                             3,465      6,791
#   Regal-Beloit Corp.                                        19,100  1,501,642
*   Republic Airways Holdings, Inc.                           54,181    606,285
    Republic Services, Inc.                                   61,244  2,087,196
    Resources Connection, Inc.                                47,834    543,394
*   Roadrunner Transportation Systems, Inc.                   29,953    674,242
#   Robert Half International, Inc.                            1,000     32,820

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#   Rockwell Automation, Inc.                                  9,200 $  779,976
    Rollins, Inc.                                             11,475    279,072
#   Roper Industries, Inc.                                     9,010  1,078,046
*   RPX Corp.                                                    750     10,058
#   RR Donnelley & Sons Co.                                   64,795    797,626
*   Rush Enterprises, Inc. Class A                            31,340    717,373
*   Rush Enterprises, Inc. Class B                             4,506     89,219
    Ryder System, Inc.                                        66,622  3,868,740
*   Saia, Inc.                                                18,015    737,174
    Schawk, Inc.                                              26,443    269,190
    Servotronics, Inc.                                         1,499     11,138
    SIFCO Industries, Inc.                                     4,888     83,487
    Simpson Manufacturing Co., Inc.                           45,910  1,319,453
    SkyWest, Inc.                                             76,189  1,090,265
    SL Industries, Inc.                                        9,000    172,800
    SmartPros, Ltd.                                            1,700      2,584
#   Snap-on, Inc.                                             25,034  2,157,931
    Southwest Airlines Co.                                   417,610  5,721,257
*   Sparton Corp.                                             10,134    140,761
*   Spirit Aerosystems Holdings, Inc. Class A                 41,712    833,823
*   Spirit Airlines, Inc.                                      1,658     44,269
    SPX Corp.                                                 17,868  1,331,345
#*  Standard Parking Corp.                                     8,824    189,628
*   Standard Register Co. (The)                               26,210     18,085
    Standex International Corp.                               14,134    747,689
    Stanley Black & Decker, Inc.                              28,315  2,118,245
    Steelcase, Inc. Class A                                   80,700  1,024,890
#*  Stericycle, Inc.                                           2,600    281,632
*   Sterling Construction Co., Inc.                           16,504    167,020
    Sun Hydraulics Corp.                                      12,252    401,253
*   Supreme Industries, Inc. Class A                           8,847     39,635
#*  Swift Transportation Co.                                  18,434    258,445
    Sypris Solutions, Inc.                                    17,625     56,400
#   TAL International Group, Inc.                             32,292  1,336,889
*   Taser International, Inc.                                 53,936    475,176
*   Team, Inc.                                                17,397    674,308
*   Tecumseh Products Co. Class A                             13,430    119,527
*   Tecumseh Products Co. Class B                              2,690     21,816
*   Teledyne Technologies, Inc.                               20,382  1,529,873
    Tennant Co.                                                8,685    415,317
*   Terex Corp.                                              100,493  2,874,100
*   Tetra Tech, Inc.                                          61,324  1,612,208
#   Textainer Group Holdings, Ltd.                            34,000  1,314,780
    Textron, Inc.                                             27,184    699,988
    Timken Co.                                                13,113    689,350
    Titan International, Inc.                                 30,018    669,702
#*  Titan Machinery, Inc.                                     23,132    521,858
*   TMS International Corp. Class A                              931     13,444
    Toro Co. (The)                                             7,800    351,078
    Towers Watson & Co. Class A                                5,900    430,228
    TransDigm Group, Inc.                                      4,939    725,045
*   TRC Cos., Inc.                                            17,318    104,601

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CONTINUED


                                                              SHARES   VALUE+
                                                              ------ ----------
Industrials -- (Continued)
*   Trex Co., Inc.                                             5,842 $  284,389
*   Trimas Corp.                                              27,964    852,902
#   Trinity Industries, Inc.                                  77,500  3,271,275
    Triumph Group, Inc.                                       28,344  2,264,686
*   TrueBlue, Inc.                                            43,153    894,130
*   Tufco Technologies, Inc.                                   2,000     10,150
*   Tutor Perini Corp.                                        52,699    866,372
    Twin Disc, Inc.                                           16,100    343,252
    Tyco International, Ltd.                                  33,704  1,082,572
*   Ultralife Corp.                                           16,511     65,053
    UniFirst Corp.                                            14,392  1,310,392
    Union Pacific Corp.                                       34,880  5,160,845
#*  United Continental Holdings, Inc.                         31,535  1,018,580
#*  United Rentals, Inc.                                      42,810  2,252,234
    United Stationers, Inc.                                   39,596  1,285,682
#   United Technologies Corp.                                 20,727  1,892,168
#*  UniTek Global Services, Inc.                               2,748      3,160
    Universal Forest Products, Inc.                           23,626    911,964
#*  Universal Power Group, Inc.                                2,111      3,726
*   Universal Security Instruments, Inc.                       1,213      5,780
*   Universal Truckload Services, Inc.                        16,084    405,960
    URS Corp.                                                 78,824  3,461,950
#*  US Airways Group, Inc.                                    40,944    691,954
    US Ecology, Inc.                                          15,365    417,928
*   USA Truck, Inc.                                           12,082     61,981
#*  USG Corp.                                                 53,224  1,383,292
    UTi Worldwide, Inc.                                       98,631  1,448,889
    Valmont Industries, Inc.                                   5,100    743,223
*   Versar, Inc.                                               7,645     33,485
    Viad Corp.                                                23,700    617,385
*   Vicor Corp.                                               23,646    126,979
*   Virco Manufacturing Corp.                                 21,636     43,921
*   Volt Information Sciences, Inc.                           24,400    197,640
    VSE Corp.                                                  5,353    163,213
*   Wabash National Corp.                                        300      2,829
*   WABCO Holdings, Inc.                                       8,200    592,286
    Wabtec Corp.                                               5,944    623,763
    Waste Connections, Inc.                                   35,628  1,352,083
#   Waste Management, Inc.                                    15,718    644,124
#   Watsco, Inc.                                               7,900    666,602
    Watsco, Inc. Class B                                       1,205    101,600
    Watts Water Technologies, Inc. Class A                    30,800  1,449,448
#   Werner Enterprises, Inc.                                  70,267  1,613,330
#*  Wesco Aircraft Holdings, Inc.                              6,410    105,829
#*  WESCO International, Inc.                                 26,617  1,908,173
*   Willdan Group, Inc.                                        5,554     12,969
*   Willis Lease Finance Corp.                                 8,183    116,117
#   Woodward, Inc.                                             8,559    308,038
    WW Grainger, Inc.                                          3,802    937,079
#*  XPO Logistics, Inc.                                       17,219    280,842

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CONTINUED


                                                         SHARES     VALUE+
                                                         ------- ------------
Industrials -- (Continued)
    Xylem, Inc.                                           16,981 $    471,223
                                                                 ------------
Total Industrials                                                 332,938,163
                                                                 ------------
Information Technology -- (10.5%)
#*  3D Systems Corp.                                      49,813    1,904,849
*   Accelrys, Inc.                                        60,377      594,713
*   ACI Worldwide, Inc.                                   12,252      575,967
    Activision Blizzard, Inc.                             63,423      948,174
*   Actuate Corp.                                         43,359      266,224
*   Acxiom Corp.                                          75,579    1,503,266
*   ADDvantage Technologies Group, Inc.                    7,160       16,898
*   Adobe Systems, Inc.                                   18,269      823,567
#   ADTRAN, Inc.                                          19,615      411,915
*   Advanced Energy Industries, Inc.                      42,574      722,907
#*  Advanced Micro Devices, Inc.                          51,208      144,407
*   Advanced Photonix, Inc. Class A                        3,200        1,504
*   Advent Software, Inc.                                 10,240      297,370
*   Aehr Test Systems                                      2,692        2,692
*   Aeroflex Holding Corp.                                 3,675       27,342
*   Aetrium, Inc.                                          6,505        5,074
*   Agilysys, Inc.                                        23,700      276,816
#*  Akamai Technologies, Inc.                              5,673      249,101
#*  Alliance Data Systems Corp.                            2,000      343,540
*   Alpha & Omega Semiconductor, Ltd.                      5,202       37,662
    Altera Corp.                                          14,759      472,436
    Amdocs, Ltd.                                          14,311      510,903
    American Software, Inc. Class A                       24,803      206,113
#*  Amkor Technology, Inc.                               170,484      721,147
#   Amphenol Corp. Class A                                 8,590      648,717
*   Amtech Systems, Inc.                                   8,142       30,207
*   ANADIGICS, Inc.                                       76,365      160,366
    Analog Devices, Inc.                                  16,533      727,287
*   Analysts International Corp.                           5,658       20,086
*   Anaren, Inc.                                          15,344      359,203
    Anixter International, Inc.                           15,883    1,139,446
#*  ANSYS, Inc.                                            6,005      485,564
    AOL, Inc.                                            100,164    3,870,337
    Applied Materials, Inc.                               89,479    1,298,340
*   Applied Micro Circuits Corp.                          68,408      510,324
*   ARRIS Group, Inc.                                    120,339    1,986,797
*   Arrow Electronics, Inc.                              112,721    4,422,045
#*  Aruba Networks, Inc.                                  10,142      228,094
#*  AsiaInfo-Linkage, Inc.                                49,518      568,467
*   Aspen Technology, Inc.                                 7,189      219,121
    Astro-Med, Inc.                                        7,311       72,086
#*  Atmel Corp.                                           54,133      350,241
*   ATMI, Inc.                                            34,803      756,965
*   Autobytel, Inc.                                        2,224        9,763
*   Autodesk, Inc.                                         5,337      210,171
    Avago Technologies, Ltd.                              11,223      358,687
#*  AVG Technologies NV                                    1,849       30,176
*   Aviat Networks, Inc.                                  62,593      200,298

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Avid Technology, Inc.                                    43,600 $  287,324
*   Avnet, Inc.                                              84,030  2,751,982
    AVX Corp.                                               120,148  1,358,874
    Aware, Inc.                                              18,447     89,099
*   Axcelis Technologies, Inc.                               96,201    125,061
*   AXT, Inc.                                                32,748     93,987
    Badger Meter, Inc.                                        9,967    435,359
    Bel Fuse, Inc. Class A                                    3,300     43,312
    Bel Fuse, Inc. Class B                                    9,614    141,518
*   Benchmark Electronics, Inc.                              77,718  1,386,489
    Black Box Corp.                                          25,515    554,186
#   Blackbaud, Inc.                                          15,029    440,500
*   Blucora, Inc.                                            44,670    659,776
*   BMC Software, Inc.                                        5,400    245,592
#   Booz Allen Hamilton Holding Corp.                         3,162     48,031
*   Bottomline Technologies de, Inc.                         22,107    579,203
    Broadcom Corp. Class A                                    1,000     36,000
#   Broadridge Financial Solutions, Inc.                      8,165    205,595
*   BroadVision, Inc.                                         4,752     41,200
*   Brocade Communications Systems, Inc.                    447,964  2,607,150
    Brooks Automation, Inc.                                  74,222    721,438
*   Bsquare Corp.                                             8,148     25,177
*   BTU International, Inc.                                   6,833     15,716
#   CA, Inc.                                                 12,587    339,471
*   Cabot Microelectronics Corp.                             21,805    730,686
*   CACI International, Inc. Class A                         29,488  1,724,753
#*  Cadence Design Systems, Inc.                             24,600    339,480
*   CalAmp Corp.                                             10,864    120,916
*   Calix, Inc.                                              42,596    363,344
*   Cardtronics, Inc.                                         9,557    267,692
*   Cascade Microtech, Inc.                                  12,931     88,707
#   Cass Information Systems, Inc.                           10,842    453,196
*   Ceva, Inc.                                               20,276    309,412
*   Checkpoint Systems, Inc.                                 43,109    498,771
*   China Information Technology, Inc.                        2,969      4,008
*   Chyron International Corp.                                2,300      2,852
*   CIBER, Inc.                                              92,440    393,794
#*  Cirrus Logic, Inc.                                       12,066    232,994
    Cisco Systems, Inc.                                     193,034  4,038,271
*   Citrix Systems, Inc.                                      5,800    360,586
*   Clearfield, Inc.                                          8,316     58,461
    Cognex Corp.                                             31,347  1,244,476
#*  Cogo Group, Inc.                                          9,130     17,438
    Coherent, Inc.                                           22,020  1,231,579
    Cohu, Inc.                                               26,029    249,098
    Communications Systems, Inc.                             13,122    127,677
*   CommVault Systems, Inc.                                   5,207    382,923
    Computer Sciences Corp.                                  24,516  1,148,575
    Computer Task Group, Inc.                                16,515    338,888
*   Compuware Corp.                                         114,697  1,376,364
*   comScore, Inc.                                            7,079    114,467
    Comtech Telecommunications Corp.                         26,298    647,194

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Comverse, Inc.                                               22 $      584
#*  Concur Technologies, Inc.                                 4,757    347,784
    Concurrent Computer Corp.                                 7,430     52,307
#   Convergys Corp.                                         126,940  2,160,519
*   CoreLogic, Inc.                                         102,327  2,791,481
    Corning, Inc.                                           228,043  3,306,623
#*  CoStar Group, Inc.                                        8,795    953,466
*   Cray, Inc.                                               39,804    842,253
#*  Cree, Inc.                                               68,311  3,864,353
    Crexendo, Inc.                                            6,718     16,459
*   CSG Systems International, Inc.                          36,325    784,983
    CSP, Inc.                                                 2,269     12,480
    CTS Corp.                                                21,572    229,742
*   CyberOptics Corp.                                         7,973     44,569
*   Cymer, Inc.                                              26,839  2,811,654
#   Cypress Semiconductor Corp.                               7,184     72,487
    Daktronics, Inc.                                         41,222    411,808
*   Datalink Corp.                                           16,974    189,939
*   Dataram Corp.                                             1,316      2,750
*   Dealertrack Technologies, Inc.                           38,086  1,060,695
#*  Demand Media, Inc.                                       24,294    210,386
*   Dice Holdings, Inc.                                      63,896    539,282
#   Diebold, Inc.                                            31,432    920,643
*   Digi International, Inc.                                 26,868    245,036
    Digimarc Corp.                                            5,363    117,664
*   Digital River, Inc.                                      34,557    500,385
*   Diodes, Inc.                                             41,392    838,602
*   Dot Hill Systems Corp.                                   51,635     77,969
*   DSP Group, Inc.                                          22,785    183,875
    DST Systems, Inc.                                        11,104    767,842
*   DTS, Inc.                                                11,696    196,259
*   Dynamics Research Corp.                                   9,728     56,812
    EarthLink, Inc.                                         116,896    665,138
*   eBay, Inc.                                               38,237  2,003,236
#   Ebix, Inc.                                               29,521    549,386
#*  Echelon Corp.                                            10,191     22,522
*   EchoStar Corp. Class A                                   38,899  1,527,564
*   Edgewater Technology, Inc.                                8,479     32,729
*   Elecsys Corp.                                             1,496      8,767
    Electro Rent Corp.                                       26,078    432,112
    Electro Scientific Industries, Inc.                      33,107    356,893
#*  Electronic Arts, Inc.                                    19,023    334,995
*   Electronics for Imaging, Inc.                            45,192  1,207,530
#*  Ellie Mae, Inc.                                           2,429     63,203
    eMagin Corp.                                             11,664     41,640
*   EMC Corp.                                                65,000  1,457,950
#*  Emcore Corp.                                             26,656    116,487
*   Emulex Corp.                                             95,642    573,852
*   Entegris, Inc.                                          161,194  1,528,119
*   Entropic Communications, Inc.                            89,440    379,226
*   Envestnet, Inc.                                           3,782     68,908
    EPIQ Systems, Inc.                                       38,573    538,865

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
    ePlus, Inc.                                                8,798 $  400,133
#*  Equinix, Inc.                                              3,982    852,546
*   Euronet Worldwide, Inc.                                   48,710  1,487,116
*   Exar Corp.                                                49,620    534,904
*   ExlService Holdings, Inc.                                 22,179    723,479
*   Extreme Networks                                         102,706    342,011
#*  F5 Networks, Inc.                                          3,400    259,862
*   Fabrinet                                                  21,507    295,291
#   FactSet Research Systems, Inc.                             1,700    159,919
    Fair Isaac Corp.                                          37,239  1,734,593
*   Fairchild Semiconductor International, Inc.              137,401  1,772,473
*   FalconStor Software, Inc.                                 29,232     48,233
#*  FARO Technologies, Inc.                                   15,031    583,052
    FEI Co.                                                   34,356  2,194,661
    Fidelity National Information Services, Inc.             150,228  6,317,087
#*  Finisar Corp.                                             54,706    702,425
#*  First Solar, Inc.                                         86,945  4,048,159
#*  Fiserv, Inc.                                              12,226  1,113,911
    FLIR Systems, Inc.                                        15,627    379,892
*   FormFactor, Inc.                                          50,202    248,500
    Forrester Research, Inc.                                  14,149    507,242
    Frequency Electronics, Inc.                                8,185     82,014
#*  Gartner, Inc.                                              8,459    489,353
    Genpact, Ltd.                                              6,410    119,226
*   GigOptix, Inc.                                             3,278      3,147
*   Global Cash Access Holdings, Inc.                         64,020    456,463
#   Global Payments, Inc.                                      5,500    255,200
    Globalscape, Inc.                                          2,198      3,561
*   Globecomm Systems, Inc.                                   26,305    322,236
*   GSE Systems, Inc.                                         26,843     50,733
*   GSI Group, Inc.                                           36,710    313,503
*   GSI Technology, Inc.                                      27,206    169,765
#*  GT Advanced Technologies, Inc.                            24,000     94,320
*   Guidance Software, Inc.                                    9,803    103,128
    Hackett Group, Inc. (The)                                 41,738    203,681
*   Harmonic, Inc.                                           119,987    681,526
#   Harris Corp.                                               9,532    440,378
*   Hauppauge Digital, Inc.                                    7,708      7,554
#   Heartland Payment Systems, Inc.                            6,699    220,330
    Hewlett-Packard Co.                                      236,991  4,882,015
#*  Hittite Microwave Corp.                                    9,389    526,817
*   Hutchinson Technology, Inc.                               26,139     73,189
    IAC/InterActiveCorp                                      115,491  5,436,161
*   ID Systems, Inc.                                          11,992     64,757
*   Identive Group, Inc.                                      42,924     40,778
*   IEC Electronics Corp.                                      7,468     43,016
*   iGATE Corp.                                               33,758    563,421
*   iGO, Inc.                                                  2,153      5,361
*   Ikanos Communications, Inc.                                8,330     13,578
*   Imation Corp.                                             39,287    144,576
*   Immersion Corp.                                           23,609    250,019
#*  Infinera Corp.                                            82,316    693,101

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  Informatica Corp.                                         6,484 $  213,518
*   Infosonics Corp.                                          4,100      2,055
*   Ingram Micro, Inc. Class A                              149,359  2,660,084
#*  Innodata, Inc.                                           21,458     70,382
*   Inphi Corp.                                              16,924    159,255
*   Insight Enterprises, Inc.                                68,222  1,236,183
*   Integrated Device Technology, Inc.                      187,332  1,331,931
*   Integrated Silicon Solution, Inc.                        28,968    265,637
#   Intel Corp.                                             165,630  3,966,838
*   Intellicheck Mobilisa, Inc.                               2,300      1,173
*   Interactive Intelligence Group, Inc.                      7,937    328,830
    InterDigital, Inc.                                        3,715    164,983
*   Intermec, Inc.                                           51,340    505,186
*   Internap Network Services Corp.                          55,781    445,132
*   International Rectifier Corp.                            78,368  1,662,185
*   Interphase Corp.                                          4,200      9,996
    Intersil Corp. Class A                                  120,901    938,192
    inTEST Corp.                                              2,202      6,386
*   Intevac, Inc.                                            24,856    112,598
*   IntraLinks Holdings, Inc.                                13,278     75,950
*   IntriCon Corp.                                            6,777     27,311
#   Intuit, Inc.                                              6,400    381,696
*   Inuvo, Inc.                                               3,127      2,439
#   IPG Photonics Corp.                                      11,861    755,308
*   Iteris, Inc.                                             13,000     20,280
*   Itron, Inc.                                              34,883  1,383,111
*   Ixia                                                     55,569    915,221
    IXYS Corp.                                               35,507    321,693
#   j2 Global, Inc.                                          25,250  1,027,675
    Jabil Circuit, Inc.                                      27,055    481,579
#   Jack Henry & Associates, Inc.                            10,749    498,754
#*  JDS Uniphase Corp.                                       26,000    351,000
*   Juniper Networks, Inc.                                   64,408  1,065,952
*   Kemet Corp.                                              49,217    306,622
*   Key Tronic Corp.                                         11,045    124,808
    Keynote Systems, Inc.                                    18,043    202,262
*   KIT Digital, Inc.                                        47,358     14,444
#   KLA-Tencor Corp.                                          9,600    520,800
*   Kopin Corp.                                              75,094    248,561
*   Kulicke & Soffa Industries, Inc.                         81,103    937,551
*   KVH Industries, Inc.                                     14,180    187,318
*   Lam Research Corp.                                       47,402  2,190,920
*   Lattice Semiconductor Corp.                             125,939    585,616
    Lender Processing Services, Inc.                          8,446    234,292
    Lexmark International, Inc. Class A                      65,641  1,989,579
*   LGL Group, Inc. (The)                                     1,300      6,760
*   Limelight Networks, Inc.                                 99,614    192,255
#   Linear Technology Corp.                                   3,740    136,510
*   Lionbridge Technologies, Inc.                            26,308     89,973
#*  Liquidity Services, Inc.                                  1,243     40,895
    Littelfuse, Inc.                                         14,744  1,029,426
*   LoJack Corp.                                             26,126     91,702

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   LSI Corp.                                                52,348 $  342,356
*   LTX-Credence Corp.                                       52,295    308,540
*   Magnachip Semiconductor Corp.                            37,133    595,613
*   Management Network Group, Inc.                            1,166      3,463
*   Manhattan Associates, Inc.                                8,910    625,571
#   ManTech International Corp. Class A                      26,394    704,456
#   Marchex, Inc. Class B                                    28,607    118,147
*   Market Leader, Inc.                                      17,101    171,352
#   Marvell Technology Group, Ltd.                           45,020    484,415
#*  Mattersight Corp.                                         2,773     12,978
#*  Mattson Technology, Inc.                                 53,844     82,920
#   Maxim Integrated Products, Inc.                          16,551    511,922
    MAXIMUS, Inc.                                            18,031  1,436,890
#*  MaxLinear, Inc. Class A                                   5,160     32,147
*   Maxwell Technologies, Inc.                               21,310    129,991
*   Measurement Specialties, Inc.                            15,274    653,269
*   MEMC Electronic Materials, Inc.                         206,218  1,113,577
*   MEMSIC, Inc.                                             20,812     84,705
    Mentor Graphics Corp.                                   115,618  2,111,185
#*  Mercury Systems, Inc.                                    33,998    262,805
    Mesa Laboratories, Inc.                                   2,579    127,299
    Methode Electronics, Inc.                                42,014    604,161
    Micrel, Inc.                                             56,813    571,539
#   Microchip Technology, Inc.                               12,600    458,892
*   Micron Technology, Inc.                                 569,578  5,365,425
#*  MICROS Systems, Inc.                                      7,720    327,405
*   Microsemi Corp.                                          81,927  1,704,082
#*  Mindspeed Technologies, Inc.                             39,726     90,973
    MKS Instruments, Inc.                                    57,986  1,558,084
#   MOCON, Inc.                                               7,200    104,400
*   ModusLink Global Solutions, Inc.                         41,970    117,516
#   Molex, Inc.                                               5,274    145,404
    Molex, Inc. Class A                                      21,424    499,393
*   MoneyGram International, Inc.                             3,282     54,186
    Monolithic Power Systems, Inc.                           33,969    819,332
    Monotype Imaging Holdings, Inc.                          34,236    793,933
#*  Monster Worldwide, Inc.                                 108,437    474,954
#*  MoSys, Inc.                                              27,737    125,371
    Motorola Solutions, Inc.                                  9,075    519,090
*   Move, Inc.                                               21,403    244,208
    MTS Systems Corp.                                        11,683    712,079
*   Multi-Fineline Electronix, Inc.                          22,775    347,091
*   Nanometrics, Inc.                                        21,530    302,066
*   NAPCO Security Technologies, Inc.                        11,790     49,990
#   National Instruments Corp.                               11,250    307,462
#*  NCI, Inc. Class A                                         7,471     31,528
*   NCR Corp.                                                22,900    624,483
*   NeoPhotonics Corp.                                        3,057     16,844
#*  NetApp, Inc.                                              1,200     41,868
*   NETGEAR, Inc.                                            33,758  1,005,651
*   Netlist, Inc.                                            10,407      5,911
*   Netscout Systems, Inc.                                   26,955    614,844

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  NetSuite, Inc.                                            4,884 $  429,597
#*  NeuStar, Inc. Class A                                     7,297    320,119
*   Newport Corp.                                            42,818    648,693
    NIC, Inc.                                                15,484    260,751
*   Novatel Wireless, Inc.                                   35,368     92,664
#*  Nuance Communications, Inc.                              22,798    434,074
*   Numerex Corp. Class A                                     5,996     61,879
#   NVIDIA Corp.                                             38,551    530,847
#*  Oclaro, Inc.                                             74,291    101,036
*   Official Payments Holdings, Inc.                         16,383     92,072
*   OmniVision Technologies, Inc.                            60,381    809,709
#*  ON Semiconductor Corp.                                   56,713    445,764
#*  Onvia, Inc.                                                 700      3,248
*   Oplink Communications, Inc.                              26,521    435,475
    Optical Cable Corp.                                       6,626     27,697
*   OSI Systems, Inc.                                        18,552  1,063,030
*   PAR Technology Corp.                                     12,088     50,649
    Park Electrochemical Corp.                               21,825    520,963
#*  Parkervision, Inc.                                        2,838     11,324
    PC Connection, Inc.                                      27,310    421,666
    PC-Tel, Inc.                                             23,419    156,205
*   PCM, Inc.                                                12,900     93,525
*   PDF Solutions, Inc.                                      21,746    372,074
    Perceptron, Inc.                                          8,515     59,520
*   Perficient, Inc.                                         33,857    354,821
*   Performance Technologies, Inc.                           10,667      8,960
*   Pericom Semiconductor Corp.                              26,855    173,483
*   Photronics, Inc.                                         68,273    538,674
*   Pixelworks, Inc.                                         12,700     29,210
*   Planar Systems, Inc.                                     16,655     28,480
    Plantronics, Inc.                                        28,049  1,229,107
*   Plexus Corp.                                             33,917    914,741
*   PLX Technology, Inc.                                     39,372    183,867
*   PMC - Sierra, Inc.                                      223,400  1,286,784
*   Polycom, Inc.                                            96,109  1,009,144
#   Power Integrations, Inc.                                 14,548    602,433
*   Power-One, Inc.                                          80,457    508,488
*   PRGX Global, Inc.                                        23,205    129,716
#*  Procera Networks, Inc.                                    2,338     25,928
*   Progress Software Corp.                                  44,497  1,004,297
*   PROS Holdings, Inc.                                       8,096    209,848
#*  PTC, Inc.                                                13,187    316,620
#*  Pulse Electronics Corp.                                   6,007      1,958
    QAD, Inc. Class A                                         8,223     99,334
    QAD, Inc. Class B                                         2,342     24,638
*   QLogic Corp.                                             62,949    683,626
*   Qualstar Corp.                                            6,493     11,752
#*  Quantum Corp.                                            51,697     73,927
#*  QuickLogic Corp.                                         10,134     25,943
#*  Rackspace Hosting, Inc.                                     600     28,920
*   Radisys Corp.                                            29,188    144,772
*   Rainmaker Systems, Inc.                                   3,113      1,557

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Rambus, Inc.                                             58,577 $  407,696
*   RealNetworks, Inc.                                       37,272    286,994
*   Red Hat, Inc.                                             6,300    301,959
*   Reis, Inc.                                               11,179    179,199
*   Relm Wireless Corp.                                       7,900     18,802
*   Remark Media, Inc.                                          844      2,743
    RF Industries, Ltd.                                       7,730     46,303
*   RF Micro Devices, Inc.                                  250,701  1,406,433
    Richardson Electronics, Ltd.                             15,984    187,492
    Rimage Corp.                                             10,312     92,911
#*  Riverbed Technology, Inc.                                14,550    216,213
*   Rofin-Sinar Technologies, Inc.                           27,404    682,360
*   Rogers Corp.                                             14,600    622,544
*   Rosetta Stone, Inc.                                      22,903    387,748
*   Rovi Corp.                                               21,496    502,791
#*  Rubicon Technology, Inc.                                 18,870    139,827
*   Rudolph Technologies, Inc.                               36,006    420,190
*   Saba Software, Inc.                                      13,285    120,893
#   SAIC, Inc.                                               53,133    793,807
*   SanDisk Corp.                                            34,190  1,792,924
*   Sanmina Corp.                                            90,819  1,146,136
*   Sapient Corp.                                            26,378    308,095
*   ScanSource, Inc.                                         28,724    832,134
*   Scientific Learning Corp.                                 3,710      3,710
*   Seachange International, Inc.                            38,662    419,869
    Seagate Technology P.L.C.                                21,998    807,327
*   Selectica, Inc.                                             628      5,212
*   Semtech Corp.                                            41,469  1,329,911
*   Sevcon, Inc.                                              1,971      7,884
*   ShoreTel, Inc.                                           40,947    147,819
*   Sigma Designs, Inc.                                      33,056    157,347
*   Silicon Graphics International Corp.                     28,598    371,774
*   Silicon Image, Inc.                                      78,853    388,745
*   Silicon Laboratories, Inc.                               20,030    795,391
*   Skyworks Solutions, Inc.                                 15,800    348,706
*   Smith Micro Software, Inc.                               38,073     53,302
*   SMTC Corp.                                                4,872     10,767
*   SolarWinds, Inc.                                         12,382    629,625
#   Solera Holdings, Inc.                                     6,600    380,028
#*  Sonus Networks, Inc.                                    276,853    581,391
    Soundbite Communications, Inc.                            3,594     10,998
*   Sourcefire, Inc.                                            443     21,158
*   Spansion, Inc. Class A                                   62,265    808,822
*   Spark Networks, Inc.                                     10,005     68,234
*   Spire Corp.                                               4,715      2,923
#*  SS&C Technologies Holdings, Inc.                         71,765  2,202,468
*   Stamps.com, Inc.                                         12,830    434,167
*   StarTek, Inc.                                            15,566    107,872
*   STEC, Inc.                                               50,668    183,925
#*  Stratasys, Ltd.                                          14,377  1,194,010
#*  SunPower Corp.                                          136,646  1,857,019
*   Super Micro Computer, Inc.                               33,098    318,403

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
    Supertex, Inc.                                           12,713 $  267,990
*   support.com, Inc.                                        47,103    187,941
*   Sykes Enterprises, Inc.                                  45,727    703,739
*   Symantec Corp.                                           22,610    549,423
*   Symmetricom, Inc.                                        47,469    246,839
*   Synaptics, Inc.                                          17,683    729,070
*   SYNNEX Corp.                                             42,620  1,474,652
#*  Synopsys, Inc.                                           31,373  1,115,938
    Syntel, Inc.                                              4,100    258,997
#*  Take-Two Interactive Software, Inc.                      56,803    866,814
    TE Connectivity, Ltd.                                    20,820    906,711
*   Tech Data Corp.                                          51,682  2,415,100
*   TechTarget, Inc.                                         31,702    140,757
*   TeleCommunication Systems, Inc. Class A                  58,380    112,673
*   Telenav, Inc.                                            43,915    230,115
*   TeleTech Holdings, Inc.                                  34,566    735,910
    Tellabs, Inc.                                           383,621    794,095
    Telular Corp.                                            14,945    190,848
#*  Teradata Corp.                                            2,900    148,103
#*  Teradyne, Inc.                                           73,504  1,208,406
    Tessco Technologies, Inc.                                10,869    222,162
    Tessera Technologies, Inc.                               58,211  1,185,758
    TheStreet, Inc.                                          29,582     55,023
#*  TIBCO Software, Inc.                                     10,754    208,735
    Total System Services, Inc.                              13,567    320,453
    Transact Technologies, Inc.                               7,182     53,937
*   Trimble Navigation, Ltd.                                 14,440    415,006
*   Trio Tech International                                   2,616      5,232
*   TriQuint Semiconductor, Inc.                            183,190  1,069,830
    TSR, Inc.                                                   722      2,404
*   TTM Technologies, Inc.                                   87,884    635,401
*   Tyler Technologies, Inc.                                 14,547    919,952
*   Ultimate Software Group, Inc.                             2,149    207,572
*   Ultra Clean Holdings                                     21,168    132,512
*   Ultratech, Inc.                                          21,900    645,393
*   Unisys Corp.                                             11,891    227,475
    United Online, Inc.                                     102,987    700,312
*   Unwired Planet, Inc.                                     66,528    131,725
#*  USA Technologies, Inc.                                    1,583      3,308
*   UTStarcom Holdings Corp.                                 13,432     37,207
*   ValueClick, Inc.                                         48,025  1,482,051
#*  Veeco Instruments, Inc.                                  35,673  1,358,071
#*  VeriFone Systems, Inc.                                   12,455    267,533
*   Verint Systems, Inc.                                      6,025    199,066
#*  VeriSign, Inc.                                            7,900    363,953
#*  ViaSat, Inc.                                             24,715  1,197,936
*   Viasystems Group, Inc.                                    8,285    105,385
*   Vicon Industries, Inc.                                    1,600      5,360
*   Video Display Corp.                                       6,495     23,707
*   Virtusa Corp.                                            30,447    676,228
    Visa, Inc. Class A                                       37,703  6,351,447
*   Vishay Intertechnology, Inc.                            169,836  2,384,497

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                         SHARES     VALUE+
                                                         ------- ------------
Information Technology -- (Continued)
*   Vishay Precision Group, Inc.                          17,886 $    256,306
#*  VistaPrint NV                                          7,396      301,757
*   Volterra Semiconductor Corp.                          10,258      133,457
#*  Vringo, Inc.                                             900        2,538
    Wayside Technology Group, Inc.                         4,672       56,017
*   Web.com Group, Inc.                                   29,853      519,442
*   WebMD Health Corp.                                       818       19,755
*   Websense, Inc.                                         2,671       47,651
*   Westell Technologies, Inc. Class A                    54,239      106,308
    Western Digital Corp.                                122,881    6,792,862
*   WEX, Inc.                                             15,860    1,201,871
*   Wireless Ronin Technologies, Inc.                        354          513
#*  WPCS International, Inc.                               2,800        1,008
    Xerox Corp.                                          731,469    6,276,004
    Xilinx, Inc.                                          17,283      655,199
*   XO Group, Inc.                                        33,845      381,095
#   Xyratex, Ltd.                                         32,545      347,581
*   Yahoo!, Inc.                                          90,899    2,247,932
*   Zebra Technologies Corp. Class A                       9,022      420,876
*   Zix Corp.                                             31,988      120,275
*   Zygo Corp.                                            17,042      254,948
#*  Zynga, Inc. Class A                                  141,488      451,347
                                                                 ------------
Total Information Technology                                      293,987,903
                                                                 ------------
Materials -- (5.5%)
    A Schulman, Inc.                                      31,779      825,301
*   AEP Industries, Inc.                                   5,480      422,508
    Air Products & Chemicals, Inc.                         6,000      521,760
    Airgas, Inc.                                           7,100      686,215
    Albemarle Corp.                                       12,074      739,532
#   Alcoa, Inc.                                          485,301    4,125,058
#   Allegheny Technologies, Inc.                         102,067    2,753,768
#*  Allied Nevada Gold Corp.                               2,500       26,750
#*  AM Castle & Co.                                       25,873      448,120
    AMCOL International Corp.                             19,758      607,954
*   American Biltrite, Inc.                                   22        9,020
*   American Pacific Corp.                                 5,793      141,986
    American Vanguard Corp.                               28,100      810,404
#   Aptargroup, Inc.                                      13,500      757,350
*   Arabian American Development Co.                      16,186      123,175
    Ashland, Inc.                                         54,786    4,668,315
    Axiall Corp.                                          33,004    1,731,060
    Balchem Corp.                                          8,962      388,413
    Ball Corp.                                            12,700      560,324
#   Bemis Co., Inc.                                       49,227    1,937,082
    Boise, Inc.                                          119,665      956,123
    Buckeye Technologies, Inc.                            34,477    1,295,990
    Cabot Corp.                                           60,558    2,274,558
#*  Calgon Carbon Corp.                                   37,204      633,956
    Carpenter Technology Corp.                            14,069      632,542
    Celanese Corp. Series A                                  501       24,754
*   Century Aluminum Co.                                  99,965      815,714

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
    CF Industries Holdings, Inc.                              2,563 $  478,025
    Chase Corp.                                               8,818    171,069
*   Chemtura Corp.                                           93,611  1,990,170
*   Clearwater Paper Corp.                                   22,678  1,043,642
#   Cliffs Natural Resources, Inc.                           10,161    216,836
*   Coeur d'Alene Mines Corp.                               100,299  1,528,557
    Commercial Metals Co.                                   131,127  1,917,077
#   Compass Minerals International, Inc.                      3,600    311,544
#*  Contango ORE, Inc.                                        1,008      8,664
*   Continental Materials Corp.                                  73      1,259
*   Core Molding Technologies, Inc.                           8,483     75,584
*   Crown Holdings, Inc.                                      6,500    277,420
    Cytec Industries, Inc.                                   44,664  3,254,219
    Deltic Timber Corp.                                       6,776    423,364
    Domtar Corp.                                             36,566  2,541,703
    Dow Chemical Co. (The)                                   88,875  3,013,751
    Eagle Materials, Inc.                                    35,734  2,420,978
    Eastman Chemical Co.                                     14,287    952,229
#   Ecolab, Inc.                                              9,795    828,853
#   EI du Pont de Nemours & Co.                               1,400     76,314
*   Ferro Corp.                                              93,371    657,332
#*  Flotek Industries, Inc.                                   3,249     52,114
#   FMC Corp.                                                10,200    619,140
    Freeport-McMoRan Copper & Gold, Inc.                     70,296  2,139,107
    Friedman Industries, Inc.                                10,403     99,037
    FutureFuel Corp.                                         33,069    405,095
#*  General Moly, Inc.                                       85,417    158,876
    Globe Specialty Metals, Inc.                             12,895    168,409
#*  Golden Minerals Co.                                      12,619     22,967
*   Graphic Packaging Holding Co.                           340,196  2,558,274
    Greif, Inc. Class A                                      12,716    612,530
#   Greif, Inc. Class B                                       8,346    432,239
    Hawkins, Inc.                                             9,636    358,363
    Haynes International, Inc.                               11,155    542,245
    HB Fuller Co.                                            44,500  1,686,550
*   Headwaters, Inc.                                         58,852    639,133
    Hecla Mining Co.                                        310,378  1,055,285
*   Horsehead Holding Corp.                                  48,300    516,810
    Huntsman Corp.                                          114,685  2,162,959
    Innophos Holdings, Inc.                                  20,019  1,027,175
    Innospec, Inc.                                           19,213    845,564
#   International Flavors & Fragrances, Inc.                  1,100     84,909
    International Paper Co.                                  67,274  3,160,533
#   Intrepid Potash, Inc.                                    27,179    500,365
    Kaiser Aluminum Corp.                                    21,204  1,335,852
    KapStone Paper and Packaging Corp.                       48,479  1,434,009
    KMG Chemicals, Inc.                                      12,211    224,194
    Koppers Holdings, Inc.                                    5,119    224,775
*   Kraton Performance Polymers, Inc.                        30,580    694,472
#   Kronos Worldwide, Inc.                                   23,380    413,358
*   Landec Corp.                                             28,448    381,488
*   Louisiana-Pacific Corp.                                 154,540  2,800,265

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
*   LSB Industries, Inc.                                     16,844 $  550,125
    LyondellBasell Industries NV Class A                     10,566    641,356
#   Martin Marietta Materials, Inc.                           5,997    605,637
    Materion Corp.                                           22,350    592,052
#*  McEwen Mining, Inc.                                     189,521    441,584
    MeadWestvaco Corp.                                       99,011  3,413,899
#*  Mercer International, Inc.                               54,437    342,409
    Minerals Technologies, Inc.                              34,080  1,384,670
#*  Mines Management, Inc.                                    9,985      7,888
*   Mod-Pac Corp.                                             2,172     18,136
    Mosaic Co. (The)                                         21,981  1,353,810
    Myers Industries, Inc.                                   35,052    519,471
    Neenah Paper, Inc.                                       16,629    478,250
#   NewMarket Corp.                                           1,500    403,050
    Newmont Mining Corp.                                     15,800    511,920
    Noranda Aluminum Holding Corp.                           30,896    117,714
*   Northern Technologies International Corp.                 3,755     40,554
    Nucor Corp.                                              23,318  1,017,131
    Olin Corp.                                               77,588  1,875,302
    Olympic Steel, Inc.                                      12,310    246,200
#*  OM Group, Inc.                                           36,502    893,204
*   OMNOVA Solutions, Inc.                                   45,019    300,277
*   Owens-Illinois, Inc.                                     23,179    609,144
    Packaging Corp. of America                               21,228  1,009,604
*   Penford Corp.                                            11,940    131,340
    PH Glatfelter Co.                                        47,126  1,131,024
    PolyOne Corp.                                            94,382  2,126,426
#   PPG Industries, Inc.                                      3,826    562,958
    Quaker Chemical Corp.                                    14,100    870,252
    Reliance Steel & Aluminum Co.                            70,931  4,615,480
*   Resolute Forest Products, Inc.                           18,239    266,837
    Rock Tenn Co. Class A                                    38,374  3,842,772
#   Rockwood Holdings, Inc.                                  16,722  1,085,091
#   Royal Gold, Inc.                                         11,268    626,275
    RPM International, Inc.                                  30,156    977,054
*   RTI International Metals, Inc.                           33,542    973,389
#   Schnitzer Steel Industries, Inc. Class A                 28,790    706,219
    Schweitzer-Mauduit International, Inc.                   31,776  1,280,255
#   Scotts Miracle-Gro Co. (The) Class A                      5,700    258,495
    Sealed Air Corp.                                        172,201  3,809,086
*   Senomyx, Inc.                                            18,977     38,903
    Sensient Technologies Corp.                              48,419  1,905,288
#   Sherwin-Williams Co. (The)                                4,900    897,239
#   Sigma-Aldrich Corp.                                       5,361    421,857
    Silgan Holdings, Inc.                                     8,035    384,635
#*  Silver Bull Resources, Inc.                               3,700      1,391
#*  Solitario Exploration & Royalty Corp.                     1,300      1,573
#   Sonoco Products Co.                                      13,000    455,520
    Steel Dynamics, Inc.                                    215,289  3,237,947
    Stepan Co.                                               14,000    797,160
#*  Stillwater Mining Co.                                   134,649  1,675,034
*   SunCoke Energy, Inc.                                     58,831    890,113

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Materials -- (Continued)
      Synalloy Corp.                                         9,022 $    127,120
#*    Texas Industries, Inc.                                25,441    1,620,083
      Tredegar Corp.                                        22,267      659,103
*     United States Lime & Minerals, Inc.                    5,495      253,759
#     United States Steel Corp.                            141,607    2,520,605
*     Universal Stainless & Alloy Products, Inc.             7,514      262,689
      Valhi, Inc.                                           24,600      401,964
      Valspar Corp. (The)                                   69,104    4,410,217
#*    Verso Paper Corp.                                      1,365        1,652
      Vulcan Materials Co.                                  75,124    3,747,185
#     Walter Energy, Inc.                                   61,308    1,098,639
      Wausau Paper Corp.                                    55,527      565,265
      Westlake Chemical Corp.                               46,688    3,881,640
      Worthington Industries, Inc.                          66,693    2,146,181
#*    WR Grace & Co.                                         7,182      553,804
      Zep, Inc.                                             21,570      327,864
#*    Zoltek Cos., Inc.                                     38,977      514,886
                                                                   ------------
Total Materials                                                     152,898,070
                                                                   ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           6,039           --
(o)*  FRD Acquisition Co Escrow Shares                      14,091           --
(o)*  Gerber Scientific, Inc. Escrow Shares                 24,204           --
(o)*  Price Communications Liquidation Trust                 8,600           --
(o)*  Softbrands, Inc. Escrow Shares                         5,800           --
(o)*  Voyager Learning Co. Escrow Shares                     5,149           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Telecommunication Services -- (2.0%)
      Alteva                                                 5,727       59,675
      AT&T, Inc.                                           570,322   21,364,262
      Atlantic Tele-Network, Inc.                           15,302      776,883
#*    Boingo Wireless, Inc.                                  1,855       11,557
*     Cbeyond, Inc.                                         31,959      280,600
#     CenturyLink, Inc.                                     95,717    3,596,088
*     Cincinnati Bell, Inc.                                 48,400      170,368
      Consolidated Communications Holdings, Inc.            24,136      444,826
*     Crown Castle International Corp.                       9,445      727,265
#     Frontier Communications Corp.                        548,681    2,282,513
*     General Communication, Inc. Class A                   47,166      457,982
#*    Hawaiian Telcom Holdco, Inc.                           2,120       51,240
      HickoryTech Corp.                                     12,468      128,171
      IDT Corp. Class B                                     19,006      281,099
#*    Iridium Communications, Inc.                          78,908      529,473
#*    Leap Wireless International, Inc.                     39,583      226,415
#*    Level 3 Communications, Inc.                          11,404      229,562
      Lumos Networks Corp.                                  15,821      213,425
*     MetroPCS Communications, Inc.                         74,060      876,870
      Neutral Tandem, Inc.                                  34,030      101,409
#*    NII Holdings, Inc.                                    10,211       88,836
#     NTELOS Holdings Corp.                                  2,810       41,363
*     ORBCOMM, Inc.                                         49,673      234,953

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Telecommunication Services -- (Continued)
*   Premiere Global Services, Inc.                           55,230 $   620,233
#   Primus Telecommunications Group, Inc.                     3,645      45,818
#*  SBA Communications Corp. Class A                          3,000     236,970
    Shenandoah Telecommunications Co.                        24,218     396,933
*   Sprint Nextel Corp.                                     657,232   4,633,486
    Telephone & Data Systems, Inc.                           98,813   2,217,364
#*  tw telecom, Inc.                                          6,182     167,409
*   United States Cellular Corp.                             27,886   1,071,938
    USA Mobility, Inc.                                       23,864     323,834
    Verizon Communications, Inc.                            219,736  11,845,968
*   Vonage Holdings Corp.                                   154,039     469,819
#   Windstream Corp.                                         54,999     468,591
                                                                    -----------
Total Telecommunication Services                                     55,673,198
                                                                    -----------
Utilities -- (1.3%)
    AES Corp.                                               172,199   2,386,678
    AGL Resources, Inc.                                       9,505     416,794
    ALLETE, Inc.                                             10,955     562,539
    Alliant Energy Corp.                                         53       2,836
    American States Water Co.                                 5,234     290,382
#   Aqua America, Inc.                                       12,726     403,796
    Artesian Resources Corp. Class A                          2,239      52,773
#   Atmos Energy Corp.                                        8,582     380,783
    Avista Corp.                                             16,380     459,459
    Black Hills Corp.                                        12,064     565,681
*   Cadiz, Inc.                                               2,750      16,198
    California Water Service Group                           13,678     274,244
*   Calpine Corp.                                            62,871   1,366,187
    CH Energy Group, Inc.                                     6,000     389,820
    Chesapeake Utilities Corp.                                3,436     183,345
    Cleco Corp.                                               6,815     337,479
#   CMS Energy Corp.                                         17,300     517,962
    Connecticut Water Service, Inc.                           3,934     112,040
    Consolidated Water Co., Ltd.                             13,018     129,790
    Delta Natural Gas Co., Inc.                               1,858      40,281
*   Dynegy, Inc.                                              2,424      59,897
    El Paso Electric Co.                                     10,875     407,378
    Empire District Electric Co. (The)                       11,620     268,073
    Gas Natural, Inc.                                         1,949      20,133
    Genie Energy, Ltd. Class B                               22,104     238,281
    Great Plains Energy, Inc.                                13,107     316,272
#   Hawaiian Electric Industries, Inc.                        8,438     238,795
    IDACORP, Inc.                                             5,746     282,761
    Integrys Energy Group, Inc.                               7,049     433,936
#   ITC Holdings Corp.                                        4,200     387,324
#   Laclede Group, Inc. (The)                                 5,586     260,922
#   MDU Resources Group, Inc.                                 3,108      77,545
    MGE Energy, Inc.                                          6,319     352,916
    Middlesex Water Co.                                      10,550     206,886
#   National Fuel Gas Co.                                     2,800     175,616
#   New Jersey Resources Corp.                               11,097     523,778
    Northeast Utilities                                      15,733     713,177

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


                                                        SHARES       VALUE+
                                                       --------- --------------
Utilities -- (Continued)
#      Northwest Natural Gas Co.                           6,831 $      303,775
       NorthWestern Corp.                                 10,200        438,804
       NRG Energy, Inc.                                  195,195      5,440,085
       NV Energy, Inc.                                    21,887        473,416
       OGE Energy Corp.                                    5,300        383,879
#      ONEOK, Inc.                                         2,491        127,938
#      Ormat Technologies, Inc.                           37,313        811,185
       Otter Tail Corp.                                    9,700        302,640
       Piedmont Natural Gas Co., Inc.                      6,900        237,567
#      Pinnacle West Capital Corp.                         7,400        450,660
       PNM Resources, Inc.                                21,795        523,298
       Portland General Electric Co.                      15,008        484,008
#      Public Service Enterprise Group, Inc.              40,174      1,470,770
#      Questar Corp.                                      39,630      1,006,206
       RGC Resources, Inc.                                   400          7,996
       SJW Corp.                                          18,956        480,724
       South Jersey Industries, Inc.                       8,599        530,558
       Southwest Gas Corp.                                 8,454        428,364
*      Synthesis Energy Systems, Inc.                     44,676         48,250
#      TECO Energy, Inc.                                  20,582        393,734
       UGI Corp.                                         110,633      4,533,740
       UIL Holdings Corp.                                 14,372        598,450
       Unitil Corp.                                        5,773        174,980
       UNS Energy Corp.                                   11,471        584,562
       Vectren Corp.                                       7,293        273,925
#      Westar Energy, Inc.                                11,100        388,056
       WGL Holdings, Inc.                                  4,970        229,713
       York Water Co.                                      4,020         75,375
                                                                 --------------
Total Utilities                                                      35,055,415
                                                                 --------------
TOTAL COMMON STOCKS                                               2,446,689,370
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights          2,758             --
(o)*   CVR Energy, Inc. Contingent Value Rights           78,591             --
(o)*   Dynegy, Inc. Warrants 10/02/17                     15,104         30,208
(o)#*  PhotoMedex, Inc. Contingent Value Warrants            339             --
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17         567             --
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17         567             --
(o)*   United Community Financial Corp. Rights             7,148            546
(o)*   Wright Medical Group, Inc. Contingent Value
         Rights                                            6,821         17,735
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    48,489
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional Liquid Reserves      7,725,736      7,725,736
                                                                 --------------

                                      234

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)        VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (12.0%)
(S)@  DFA Short Term Investment Fund                  28,858,608 $  333,894,098
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,215,891,463)              $2,788,357,693
                                                                 ==============

                           U.S. SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (82.2%)

Consumer Discretionary -- (15.6%)
*   1-800-Flowers.com, Inc. Class A                         177,939 $ 1,055,178
    Aaron's, Inc.                                           371,614  10,669,038
#*  Aeropostale, Inc.                                       391,065   5,733,013
*   AFC Enterprises, Inc.                                   119,543   3,811,031
    AH Belo Corp. Class A                                    68,316     396,233
#*  ALCO Stores, Inc.                                         5,784      42,802
    Ambassadors Group, Inc.                                  59,882     200,605
    Amcon Distributing Co.                                    2,169     154,324
#*  America's Car-Mart, Inc.                                 43,327   2,004,740
#*  American Apparel, Inc.                                  130,700     252,251
    American Greetings Corp. Class A                         47,800     881,432
#*  American Public Education, Inc.                          75,501   2,531,549
    Ameristar Casinos, Inc.                                 172,111   4,542,009
#*  ANN, Inc.                                               232,975   6,882,081
    Arbitron, Inc.                                          121,659   5,680,259
#*  Arctic Cat, Inc.                                         67,525   3,037,950
    Ark Restaurants Corp.                                    17,030     370,913
#*  Asbury Automotive Group, Inc.                           166,935   6,692,424
*   Ascent Capital Group, Inc. Class A                       54,364   3,614,662
*   Ballantyne Strong, Inc.                                  61,400     275,686
#*  Bally Technologies, Inc.                                206,657  11,010,685
#*  Barnes & Noble, Inc.                                    283,223   5,134,833
    Bassett Furniture Industries, Inc.                      149,390   2,095,942
#   Beasley Broadcasting Group, Inc. Class A                 68,353     446,345
#*  Beazer Homes USA, Inc.                                   58,798     950,176
#   bebe stores, Inc.                                       336,621   1,905,275
#   Belo Corp. Class A                                      484,455   5,193,358
    Big 5 Sporting Goods Corp.                              103,268   1,734,902
#*  Big Lots, Inc.                                          169,702   6,180,547
#*  Biglari Holdings, Inc.                                    6,486   2,511,898
#*  BJ's Restaurants, Inc.                                   91,826   3,149,632
#*  Black Diamond, Inc.                                      30,200     295,960
*   Blue Nile, Inc.                                          16,219     529,226
#   Blyth, Inc.                                              86,532   1,426,047
    Bob Evans Farms, Inc.                                   140,130   6,073,234
#*  Body Central Corp.                                       44,814     456,207
#   Bon-Ton Stores, Inc. (The)                              121,759   1,867,783
#*  Books-A-Million, Inc.                                    45,236     117,614
    Bowl America, Inc. Class A                               10,705     136,382
#*  Boyd Gaming Corp.                                       216,777   2,601,324
#*  Bravo Brio Restaurant Group, Inc.                        41,624     707,608
*   Bridgepoint Education, Inc.                             220,709   2,379,243
#   Brinker International, Inc.                             322,412  12,541,827
*   Brookfield Residential Properties, Inc.                  15,386     367,572
    Brown Shoe Co., Inc.                                    219,123   3,705,370
#   Brunswick Corp.                                         401,911  12,724,502
#   Buckle, Inc. (The)                                      240,240  11,663,652
#*  Buffalo Wild Wings, Inc.                                 91,346   8,221,140
*   Build-A-Bear Workshop, Inc.                              68,675     348,182
#*  Cabela's, Inc.                                          277,885  17,840,217
#*  Cache, Inc.                                              60,569     231,374

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

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Callaway Golf Co.                                       355,295 $ 2,380,476
*   Cambium Learning Group, Inc.                            118,479     114,925
    Canterbury Park Holding Corp.                            12,913     151,728
#*  Capella Education Co.                                    49,326   1,747,127
#*  Career Education Corp.                                  214,349     469,424
#*  Carmike Cinemas, Inc.                                   112,332   1,972,550
    Carriage Services, Inc.                                 141,558   2,475,849
#*  Carrols Restaurant Group, Inc.                          139,537     662,801
#   Cato Corp. (The) Class A                                130,996   3,145,214
*   Cavco Industries, Inc.                                   31,974   1,458,654
#   CEC Entertainment, Inc.                                  92,416   3,083,922
*   Central European Media Enterprises, Ltd. Class A         22,935      84,860
*   Charles & Colvard, Ltd.                                  54,595     212,375
#   Cheesecake Factory, Inc. (The)                          268,402  10,687,768
#   Cherokee, Inc.                                           36,459     475,061
#   Chico's FAS, Inc.                                        10,776     196,878
*   Children's Place Retail Stores, Inc. (The)              110,763   5,418,526
#   Choice Hotels International, Inc.                        29,447   1,150,200
*   Christopher & Banks Corp.                               126,860     881,677
    Churchill Downs, Inc.                                    81,476   6,229,655
*   Citi Trends, Inc.                                        52,568     618,725
*   Coast Distribution System (The)                          43,930     118,611
*   Cobra Electronics Corp.                                  27,771      85,257
#*  Coinstar, Inc.                                          141,863   7,491,785
#*  Coldwater Creek, Inc.                                    53,628     191,452
#   Collectors Universe                                      56,999     678,858
#   Columbia Sportswear Co.                                 153,870   9,016,782
#*  Comstock Holding Cos., Inc.                               3,000       8,490
#*  Conn's, Inc.                                            153,757   6,659,216
    Cooper Tire & Rubber Co.                                315,975   7,864,618
    Core-Mark Holding Co., Inc.                              51,258   2,667,466
#*  Corinthian Colleges, Inc.                               256,082     512,164
#   Cracker Barrel Old Country Store, Inc.                  118,253   9,784,253
#*  Crocs, Inc.                                             431,831   6,917,933
*   Crown Media Holdings, Inc. Class A                       52,217     107,045
    CSS Industries, Inc.                                     26,600     762,356
    CTC Media, Inc.                                         337,236   4,212,078
    Culp, Inc.                                               40,747     661,731
#*  Cumulus Media, Inc. Class A                             801,871   2,557,968
#*  Daily Journal Corp.                                         200      21,108
    Dana Holding Corp.                                      440,945   7,606,301
*   dELiA*s, Inc.                                            26,901      17,744
*   Delta Apparel, Inc.                                      15,317     204,941
    Destination Maternity Corp.                              64,331   1,527,861
*   Destination XL Group, Inc.                              197,956     985,821
#   DeVry, Inc.                                              49,916   1,398,147
*   DGSE Cos., Inc.                                           5,479      27,833
#*  Digital Generation, Inc.                                 98,866     662,402
#   Dillard's, Inc. Class A                                 158,530  13,064,457
    DineEquity, Inc.                                         96,655   6,885,702
*   Dixie Group, Inc. (The)                                 107,711     644,112
    Domino's Pizza, Inc.                                    270,452  14,928,950

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#   Dorman Products, Inc.                                   157,103 $5,929,067
    Dover Downs Gaming & Entertainment, Inc.                 44,469     81,823
    Dover Motorsports, Inc.                                  56,312    117,692
#*  DreamWorks Animation SKG, Inc. Class A                  145,767  2,810,388
#   Drew Industries, Inc.                                   113,348  4,091,863
    EDCI Holdings, Inc.                                      19,757     62,728
#   Educational Development Corp.                            15,090     53,419
    Einstein Noah Restaurant Group, Inc.                     74,020  1,066,628
*   ELXSI Corp.                                               1,800     19,620
*   Emerson Radio Corp.                                     197,300    315,680
*   Emmis Communications Corp. Class A                       60,662     92,813
#*  Empire Resorts, Inc.                                     23,885     45,620
#*  Entercom Communications Corp. Class A                   106,611    843,293
#*  Entertainment Gaming Asia, Inc.                           4,182      8,280
#   Entravision Communications Corp. Class A                249,132    961,650
    Escalade, Inc.                                           38,965    223,659
#   Ethan Allen Interiors, Inc.                             144,265  4,224,079
#*  Ever-Glory International Group, Inc.                      1,580      3,602
*   EW Scripps Co. Class A                                  216,758  3,010,769
*   Exide Technologies                                      288,507    244,394
*   Express, Inc.                                           427,468  7,784,192
#*  FAB Universal Corp.                                       7,689     34,062
*   Famous Dave's Of America, Inc.                           29,128    321,864
*   Federal-Mogul Corp.                                     132,862    993,808
*   Fiesta Restaurant Group, Inc.                           111,379  3,036,192
*   Fifth & Pacific Cos., Inc.                              179,618  3,703,723
#   Finish Line, Inc. (The) Class A                         233,792  4,533,227
    Fisher Communications, Inc.                              21,878    906,187
*   Flanigan's Enterprises, Inc.                              5,380     41,318
#   Flexsteel Industries, Inc.                               23,660    487,159
    Fred's, Inc. Class A                                    174,318  2,480,545
    Frisch's Restaurants, Inc.                               20,810    339,619
#*  Fuel Systems Solutions, Inc.                             67,246  1,056,435
*   Full House Resorts, Inc.                                 61,041    168,473
#*  Furniture Brands International, Inc.                    179,945    197,939
#*  G-III Apparel Group, Ltd.                                99,510  4,046,077
*   Gaiam, Inc. Class A                                      57,070    250,537
    Gaming Partners International Corp.                       8,434     72,870
*   Geeknet, Inc.                                            10,604    138,700
#*  Genesco, Inc.                                           118,219  7,276,379
#*  Gentherm, Inc.                                          132,835  2,023,077
#*  Global Sources, Ltd.                                      6,591     44,951
*   Gordmans Stores, Inc.                                    28,274    318,931
#*  Grand Canyon Education, Inc.                            223,237  5,708,170
*   Gray Television, Inc.                                   191,850  1,218,247
*   Gray Television, Inc. Class A                            25,939    152,262
#   Group 1 Automotive, Inc.                                109,508  6,623,044
#   Guess?, Inc.                                            215,645  5,969,054
*   Hallwood Group, Inc. (The)                                1,128      8,996
*   Hampshire Group, Ltd.                                     8,000     22,200
*   Harris Interactive, Inc.                                907,213  1,496,901
    Harte-Hanks, Inc.                                       226,835  1,798,802

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Hastings Entertainment, Inc.                             42,003 $  106,058
    Haverty Furniture Cos., Inc.                             93,628  2,226,474
    Haverty Furniture Cos., Inc. Class A                      3,785     89,705
#*  Helen of Troy, Ltd.                                     148,194  5,169,007
*   Here Media, Inc. (427105200)                             22,918          2
*   Here Media, Inc. (427105101)                             22,918          2
#*  hhgregg, Inc.                                           155,532  2,101,237
#*  Hibbett Sports, Inc.                                    128,166  7,029,905
#   Hillenbrand, Inc.                                       309,881  7,787,310
#*  HomeAway, Inc.                                           19,524    596,458
#   Hooker Furniture Corp.                                   42,269    730,831
#   Hot Topic, Inc.                                         211,547  2,951,081
#   HSN, Inc.                                               176,727  9,292,306
#*  Iconix Brand Group, Inc.                                325,694  9,331,133
*   Insignia Systems, Inc.                                   15,351     30,241
    International Speedway Corp. Class A                    124,437  4,090,244
    Interval Leisure Group, Inc.                            262,981  5,012,418
#*  iRobot Corp.                                            108,012  3,142,069
*   Isle of Capri Casinos, Inc.                              74,225    568,563
#*  ITT Educational Services, Inc.                          105,162  1,925,516
*   Jack in the Box, Inc.                                   217,612  7,801,390
    Jaclyn, Inc.                                              2,235     11,376
    JAKKS Pacific, Inc.                                      62,792    685,061
*   Johnson Outdoors, Inc. Class A                           25,495    598,113
#   Jones Group, Inc. (The)                                 375,157  5,252,198
#*  Jos A Bank Clothiers, Inc.                              126,222  5,513,377
*   Journal Communications, Inc. Class A                    276,307  1,881,651
*   K-Swiss, Inc. Class A                                    91,300    432,762
#*  K12, Inc.                                               150,365  3,829,797
#   KB Home                                                 396,059  8,927,170
*   Kid Brands, Inc.                                        195,908    221,376
#*  Kirkland's, Inc.                                         91,646  1,105,251
*   Kona Grill, Inc.                                         40,604    395,889
#   Koss Corp.                                               25,262    123,531
#*  Krispy Kreme Doughnuts, Inc.                            344,950  4,712,017
    La-Z-Boy, Inc.                                          261,726  4,726,772
#*  Lakeland Industries, Inc.                                21,528     85,897
*   Lazare Kaplan International, Inc.                         9,600     14,400
#*  LeapFrog Enterprises, Inc.                              267,867  2,394,731
#*  Learning Tree International, Inc.                        40,081    150,304
*   Lee Enterprises, Inc.                                   467,197    672,764
*   Libbey, Inc.                                             76,373  1,479,345
*   Liberty Media Corp. Class B                               1,287    147,407
#*  Life Time Fitness, Inc.                                 205,574  9,493,407
    Lifetime Brands, Inc.                                    53,058    716,283
*   LIN TV Corp. Class A                                    150,316  1,850,390
#   Lincoln Educational Services Corp.                       75,737    421,855
#*  Lions Gate Entertainment Corp.                          191,500  4,751,115
    Lithia Motors, Inc. Class A                             152,270  7,540,410
*   Live Nation Entertainment, Inc.                         626,124  7,907,946
    Loral Space & Communications, Inc.                      120,478  7,411,807
*   Luby's, Inc.                                            245,262  1,670,234

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
#*  Lumber Liquidators Holdings, Inc.                        63,274 $ 5,185,937
*   M/I Homes, Inc.                                         108,843   2,677,538
    Mac-Gray Corp.                                           52,897     685,016
#*  Madison Square Garden Co. (The) Class A                 112,778   6,797,130
#*  Maidenform Brands, Inc.                                 109,425   1,969,650
    Marcus Corp.                                             86,567   1,111,520
    Marine Products Corp.                                   125,265     905,666
*   MarineMax, Inc.                                         117,755   1,364,780
*   Marriott Vacations Worldwide Corp.                       22,149   1,007,337
*   Martha Stewart Living Omnimedia Class A                 140,476     346,976
#   Matthews International Corp. Class A                    131,285   4,832,601
#*  McClatchy Co. (The) Class A                             218,726     505,257
    McRae Industries, Inc. Class A                            2,500      56,700
    MDC Holdings, Inc.                                      260,998   9,813,525
#*  Media General, Inc. Class A                             100,663     825,437
#   Men's Wearhouse, Inc. (The)                             256,824   8,603,604
#   Meredith Corp.                                          171,081   6,641,364
#*  Meritage Homes Corp.                                    192,678   9,400,760
*   Modine Manufacturing Co.                                188,946   1,726,966
*   Monarch Casino & Resort, Inc.                            48,815     628,249
#   Monro Muffler Brake, Inc.                               155,924   6,449,017
#*  Morgans Hotel Group Co.                                   1,250       7,663
#*  Motorcar Parts of America, Inc.                          43,598     260,716
    Movado Group, Inc.                                       93,910   2,839,838
*   MTR Gaming Group, Inc.                                   59,127     203,988
*   Multimedia Games Holding Co., Inc.                       97,834   2,412,586
    NACCO Industries, Inc. Class A                           30,980   1,797,460
#*  Nathan's Famous, Inc.                                    20,488     914,789
    National CineMedia, Inc.                                254,370   4,130,969
*   Nautilus, Inc.                                          217,722   1,497,927
#*  Navarre Corp.                                            88,513     215,972
*   New York & Co., Inc.                                    374,145   1,668,687
#*  New York Times Co. (The) Class A                        699,906   6,201,167
    Nexstar Broadcasting Group, Inc. Class A                104,049   2,533,593
*   Nobility Homes, Inc.                                     13,083      74,246
#   Nutrisystem, Inc.                                       124,029   1,004,635
*   Office Depot, Inc.                                    1,425,676   5,503,109
    OfficeMax, Inc.                                         377,376   4,343,598
#*  Orbitz Worldwide, Inc.                                  272,076   1,627,014
*   Orient-Express Hotels, Ltd. Class A                     445,956   4,504,156
    Outdoor Channel Holdings, Inc.                           95,986     839,877
#*  Overstock.com, Inc.                                      44,706     929,885
#   Oxford Industries, Inc.                                  89,829   5,311,589
*   P&F Industries, Inc. Class A                             10,000      75,100
#*  Pacific Sunwear of California, Inc.                     226,616     623,194
#*  Pandora Media, Inc.                                     413,637   5,761,963
#*  Papa John's International, Inc.                         112,023   7,057,449
    Penske Automotive Group, Inc.                           337,541  10,436,768
*   Pep Boys-Manny Moe & Jack (The)                         235,463   2,731,371
#*  Perfumania Holdings, Inc.                                15,984      99,580
    Perry Ellis International, Inc.                          74,546   1,309,773
#   PetMed Express, Inc.                                     98,009   1,225,112

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

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
#   Pier 1 Imports, Inc.                                    641,193 $14,882,090
#*  Pinnacle Entertainment, Inc.                            220,582   4,204,293
*   Point.360                                                 4,284       4,455
#   Pool Corp.                                              227,978  11,175,482
*   QEP Co., Inc.                                             9,614     156,324
*   Quantum Fuel Systems Technologies Worldwide, Inc.         6,097       3,475
#*  Quiksilver, Inc.                                        821,978   5,531,912
#*  Radio One, Inc. Class D                               1,003,142   1,534,807
#   RadioShack Corp.                                        398,598   1,263,556
*   Reading International, Inc. Class A                      22,403     130,385
#*  Reading International, Inc. Class B                       2,710      19,051
#*  Red Lion Hotels Corp.                                    71,498     466,882
#*  Red Robin Gourmet Burgers, Inc.                          80,554   3,896,397
#   Regal Entertainment Group Class A                       578,754  10,382,847
#   Regis Corp.                                             266,279   4,992,731
#   Rent-A-Center, Inc.                                     285,154   9,960,429
#*  Rentrak Corp.                                            27,336     618,887
#   RG Barry Corp.                                           42,759     589,647
*   Rick's Cabaret International, Inc.                       38,267     322,973
*   Rocky Brands, Inc.                                       94,670   1,401,116
*   Ruby Tuesday, Inc.                                      297,504   2,867,939
#*  rue21, Inc.                                             116,246   3,708,247
#*  Ruth's Hospitality Group, Inc.                          175,350   1,737,718
#   Ryland Group, Inc. (The)                                222,594  10,030,086
    Saga Communications, Inc. Class A                        18,609     856,758
#*  Saks, Inc.                                              741,570   8,565,133
    Salem Communications Corp. Class A                      132,841   1,219,480
#   Scholastic Corp.                                        107,233   2,943,546
#*  Scientific Games Corp. Class A                          414,136   3,677,528
#*  Select Comfort Corp.                                    274,550   5,825,951
    Service Corp. International/US                           61,917   1,045,159
#*  SHFL Entertainment, Inc.                                277,322   4,381,688
    Shiloh Industries, Inc.                                 208,939   2,058,049
    Shoe Carnival, Inc.                                     100,090   2,084,875
#*  Shutterfly, Inc.                                        188,369   8,388,072
#   Sinclair Broadcast Group, Inc. Class A                  447,331  11,988,471
*   Skechers U.S.A., Inc. Class A                           195,515   4,062,802
#*  Skullcandy, Inc.                                         46,588     239,462
*   Skyline Corp.                                            45,820     207,565
#*  Smith & Wesson Holding Corp.                            324,686   2,850,743
    Sonic Automotive, Inc. Class A                          221,563   4,872,170
#*  Sonic Corp.                                             303,721   3,805,624
#   Sotheby's                                                32,210   1,142,811
*   Spanish Broadcasting System, Inc. Class A                43,707     131,995
    Spartan Motors, Inc.                                    128,665     684,498
*   Spectrum Group International, Inc.                       85,617     178,940
    Speedway Motorsports, Inc.                              120,707   2,176,347
*   Sport Chalet, Inc. Class A                               28,319      39,080
*   Sport Chalet, Inc. Class B                                4,108       6,203
*   Sports Club, Inc.                                        19,000      11,115
#   Stage Stores, Inc.                                      156,160   4,324,070
    Standard Motor Products, Inc.                           144,840   4,437,898

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  Standard Pacific Corp.                                   59,113 $   534,973
#*  Stanley Furniture Co., Inc.                              35,155     138,862
#*  Starz - Liberty Capital (85571Q102)                      55,642   1,300,910
*   Starz - Liberty Capital (85571Q201)                       1,444      33,775
    Stein Mart, Inc.                                        175,861   1,391,061
#*  Steiner Leisure, Ltd.                                    67,668   3,277,161
*   Steinway Musical Instruments, Inc.                       51,465   1,283,537
*   Steven Madden, Ltd.                                     221,592  10,776,019
#   Stewart Enterprises, Inc. Class A                       294,590   2,624,797
*   Stoneridge, Inc.                                        101,681     769,725
    Strattec Security Corp.                                  11,681     426,006
#   Strayer Education, Inc.                                  15,683     742,747
#   Sturm Ruger & Co., Inc.                                  96,306   4,937,609
    Superior Industries International, Inc.                 131,433   2,413,110
    Superior Uniform Group, Inc.                             10,485     121,836
#   Systemax, Inc.                                          125,922   1,153,446
*   Tandy Brands Accessories, Inc.                           14,700       7,497
*   Tandy Leather Factory, Inc.                              41,183     292,399
#*  Tempur-Pedic International, Inc.                        199,829   9,691,706
*   Tenneco, Inc.                                           302,739  11,706,917
#   Texas Roadhouse, Inc.                                   342,499   8,048,726
#   Thor Industries, Inc.                                   263,054   9,756,673
*   Tile Shop Holdings, Inc.                                  7,494     185,851
*   Tower International, Inc.                                 1,157      18,616
    Town Sports International Holdings, Inc.                108,105   1,088,617
    Trans World Entertainment Corp.                         452,232   1,944,598
*   Trinity Place Holdings, Inc.                             34,797     189,644
#   True Religion Apparel, Inc.                             125,345   3,391,836
*   Tuesday Morning Corp.                                   159,005   1,289,531
*   Unifi, Inc.                                             122,873   2,396,023
*   Universal Electronics, Inc.                              54,732   1,257,741
#   Universal Technical Institute, Inc.                      94,315   1,119,519
#*  UQM Technologies, Inc.                                  119,010      83,307
#*  US Auto Parts Network, Inc.                              97,364     121,705
#   Vail Resorts, Inc.                                      176,908  10,667,552
#   Valassis Communications, Inc.                           189,251   4,850,503
#   Value Line, Inc.                                         26,515     248,180
*   Valuevision Media, Inc. Class A                         257,001   1,105,104
#*  Vera Bradley, Inc.                                       68,169   1,555,617
#*  Vitacost.com, Inc.                                       18,064     140,538
#*  Vitamin Shoppe, Inc.                                    106,323   5,225,775
*   VOXX International Corp.                                137,551   1,310,861
#   Walking Co. Holdings, Inc. (The)                            214       2,156
*   Wells-Gardner Electronics Corp.                          33,182      70,346
#   Wendy's Co. (The)                                       652,909   3,715,052
*   West Marine, Inc.                                       139,909   1,655,123
*   Wet Seal, Inc. (The) Class A                            384,038   1,251,964
#   Weyco Group, Inc.                                        50,427   1,210,248
#   Winmark Corp.                                            23,146   1,432,043
#*  Winnebago Industries, Inc.                              137,702   2,522,701
#*  WMS Industries, Inc.                                    219,114   5,561,113
#   Wolverine World Wide, Inc.                              240,448  11,486,201

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CONTINUED


                                                         SHARES      VALUE+
                                                         ------- --------------
Consumer Discretionary -- (Continued)
#   World Wrestling Entertainment, Inc. Class A          123,079 $    1,129,865
#*  Xanadoo Co. Class A                                      170         19,975
#*  Zagg, Inc.                                            87,927        595,266
#*  Zale Corp.                                           158,518        703,820
#*  Zumiez, Inc.                                         137,825      3,992,790
                                                                 --------------
Total Consumer Discretionary                                      1,044,571,507
                                                                 --------------
Consumer Staples -- (3.6%)
#   Alico, Inc.                                           27,106      1,133,302
*   Alliance One International, Inc.                     334,014      1,252,553
    Andersons, Inc. (The)                                 92,285      5,031,378
#   Arden Group, Inc. Class A                              5,322        526,346
#   B&G Foods, Inc.                                      266,523      8,224,900
#*  Boston Beer Co., Inc. (The) Class A                    2,323        393,330
#*  Boulder Brands, Inc.                                 291,463      2,626,082
    Bridgford Foods Corp.                                 17,169        138,640
#   Cal-Maine Foods, Inc.                                 93,304      3,982,215
    Calavo Growers, Inc.                                  68,654      1,947,027
#   Casey's General Stores, Inc.                         191,613     11,096,309
    CCA Industries, Inc.                                  16,064         62,328
*   Central Garden and Pet Co.                            66,566        582,453
*   Central Garden and Pet Co. Class A                   165,959      1,460,439
#*  Chiquita Brands International, Inc.                  223,338      1,927,407
#   Coca-Cola Bottling Co. Consolidated                   33,160      2,039,340
#   Coffee Holding Co., Inc.                              11,600         78,648
#*  Craft Brew Alliance, Inc.                             66,235        498,087
#*  Darling International, Inc.                          592,921     10,974,968
#*  Diamond Foods, Inc.                                   79,218      1,194,607
#*  Dole Food Co., Inc.                                  228,637      2,460,134
#*  Elizabeth Arden, Inc.                                136,573      5,592,664
*   Farmer Bros Co.                                       51,202        775,710
    Fresh Del Monte Produce, Inc.                        273,565      6,951,287
*   Glacier Water Services, Inc.                           3,200         76,400
    Golden Enterprises, Inc.                              32,785        113,436
    Griffin Land & Nurseries, Inc.                        20,710        618,194
#*  Hain Celestial Group, Inc. (The)                     180,533     11,779,778
#*  Harbinger Group, Inc.                                 29,985        271,064
#   Harris Teeter Supermarkets, Inc.                     248,591     10,388,618
    Ingles Markets, Inc. Class A                          54,077      1,152,922
    Inter Parfums, Inc.                                  141,571      4,101,312
*   Inventure Foods, Inc.                                  5,903         45,217
    J&J Snack Foods Corp.                                 87,183      6,540,469
    John B Sanfilippo & Son, Inc.                         61,007      1,279,927
#   Lancaster Colony Corp.                               127,449     10,059,550
#   Lifeway Foods, Inc.                                   50,414        639,250
    Limoneira Co.                                            256          4,769
*   Mannatech, Inc.                                        5,419         40,372
#*  Medifast, Inc.                                        72,204      1,891,745
    MGP Ingredients, Inc.                                 63,782        312,532
    Nash Finch Co.                                        46,007        945,444
#   National Beverage Corp.                              138,062      2,033,653
*   Natural Alternatives International, Inc.              20,426         90,691

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
    Nature's Sunshine Products, Inc.                        33,684 $    492,797
    Nutraceutical International Corp.                       38,711      714,992
    Oil-Dri Corp. of America                                22,255      612,235
*   Omega Protein Corp.                                     87,654      816,059
    Orchids Paper Products Co.                              25,750      592,250
*   Overhill Farms, Inc.                                    44,285      177,140
*   Pantry, Inc. (The)                                      92,461    1,350,855
*   Pilgrim's Pride Corp.                                  643,770    6,302,508
#*  Pizza Inn Holdings, Inc.                                 8,932       70,920
*   Post Holdings, Inc.                                    150,721    6,600,073
*   Prestige Brands Holdings, Inc.                         250,880    6,761,216
#   Pricesmart, Inc.                                       118,391   10,564,029
    Reliv International, Inc.                               28,122       35,715
*   Revlon, Inc. Class A                                   222,974    4,314,547
*   Rite Aid Corp.                                         260,595      690,577
    Rocky Mountain Chocolate Factory, Inc.                  28,081      343,150
    Sanderson Farms, Inc.                                  114,066    6,987,683
*   Scheid Vineyards, Inc. Class A                             440        7,535
    Seaboard Corp.                                           1,738    4,772,513
*   Seneca Foods Corp. Class A                              33,027    1,076,350
*   Seneca Foods Corp. Class B                               2,794       90,609
    Snyders-Lance, Inc.                                    266,205    6,703,042
    Spartan Stores, Inc.                                   109,462    1,836,772
    Spectrum Brands Holdings, Inc.                         117,302    6,568,912
    Stephan Co. (The)                                        3,400        6,324
#*  Susser Holdings Corp.                                  103,512    5,503,733
#*  Tofutti Brands, Inc.                                    19,440       29,743
#   Tootsie Roll Industries, Inc.                          141,791    4,428,133
#*  TreeHouse Foods, Inc.                                  152,323    9,704,498
#*  United Natural Foods, Inc.                             164,064    8,193,356
#   United-Guardian, Inc.                                   19,179      426,925
#   Universal Corp.                                        113,899    6,554,887
#*  USANA Health Sciences, Inc.                             67,939    3,833,118
#   Vector Group, Ltd.                                      66,856    1,090,421
    Village Super Market, Inc. Class A                      34,683    1,220,842
#   WD-40 Co.                                               66,267    3,573,779
#   Weis Markets, Inc.                                     107,733    4,506,471
                                                                   ------------
Total Consumer Staples                                              240,890,206
                                                                   ------------
Energy -- (4.3%)
#*  Abraxas Petroleum Corp.                                111,700      250,208
    Adams Resources & Energy, Inc.                          18,183      903,513
    Alon USA Energy, Inc.                                  284,627    4,724,808
*   Alpha Natural Resources, Inc.                          657,177    4,876,253
    AMEN Properties, Inc.                                       19       12,749
#*  Approach Resources, Inc.                               138,132    3,276,491
*   Barnwell Industries, Inc.                               32,713      101,410
#*  Basic Energy Services, Inc.                            179,520    2,464,810
    Berry Petroleum Co. Class A                             22,468    1,076,442
#*  Bill Barrett Corp.                                     202,144    4,014,580
#*  BioFuel Energy Corp.                                     7,735       33,377
*   Black Ridge Oil and Gas, Inc.                            8,404        5,883

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#   Bolt Technology Corp.                                    38,130 $   610,080
*   Bonanza Creek Energy, Inc.                               83,316   2,861,905
#*  BPZ Resources, Inc.                                     533,942   1,142,636
    Bristow Group, Inc.                                     180,340  11,397,488
#*  C&J Energy Services, Inc.                               117,492   2,325,167
#*  Cal Dive International, Inc.                            364,422     608,585
#*  Callon Petroleum Co.                                    167,398     599,285
#   CARBO Ceramics, Inc.                                    108,728   7,681,633
#*  Carrizo Oil & Gas, Inc.                                 182,707   4,425,164
*   Clayton Williams Energy, Inc.                            47,899   1,848,901
#*  Clean Energy Fuels Corp.                                409,703   5,403,983
*   Cloud Peak Energy, Inc.                                 299,399   5,850,256
#*  Comstock Resources, Inc.                                210,618   3,298,278
#   Contango Oil & Gas Co.                                   68,764   2,586,902
*   Crimson Exploration, Inc.                               161,220     494,945
#   Crosstex Energy, Inc.                                   233,517   4,299,048
*   Dawson Geophysical Co.                                   34,533   1,061,544
    Delek US Holdings, Inc.                                 219,861   7,934,783
#   DHT Holdings, Inc.                                       42,024     180,703
#*  Double Eagle Petroleum Co.                               38,812     192,896
#*  Emerald Oil, Inc.                                         1,891      12,159
#*  Endeavour International Corp.                           121,748     333,590
*   ENGlobal Corp.                                           92,274      35,987
*   EPL Oil & Gas, Inc.                                     195,390   6,383,391
*   Era Group, Inc.                                          54,633   1,248,364
*   Evolution Petroleum Corp.                                28,839     286,660
*   Exterran Holdings, Inc.                                 322,507   8,520,635
#*  FieldPoint Petroleum Corp.                               31,986     126,345
#*  FX Energy, Inc.                                          54,171     208,017
#*  Geospace Technologies Corp.                              51,810   4,371,210
#*  Gevo, Inc.                                               16,201      29,891
#*  Global Geophysical Services, Inc.                       221,744     807,148
*   Green Plains Renewable Energy, Inc.                     146,702   1,835,242
    Gulf Island Fabrication, Inc.                            57,105   1,174,079
#   Gulfmark Offshore, Inc. Class A                         120,553   5,017,416
*   Gulfport Energy Corp.                                   245,449  12,809,983
#*  Halcon Resources Corp.                                  205,908   1,346,638
*   Harvest Natural Resources, Inc.                         170,665     559,781
#*  Heckmann Corp.                                          990,304   3,654,222
*   Helix Energy Solutions Group, Inc.                      491,600  11,326,464
*   Hercules Offshore, Inc.                                 777,124   5,727,404
*   HKN, Inc.                                                 2,360     210,335
*   Hornbeck Offshore Services, Inc.                        175,667   7,890,962
*   Houston American Energy Corp.                            59,887      11,432
#*  ION Geophysical Corp.                                   952,274   5,942,190
#*  James River Coal Co.                                    119,960     197,934
#*  Key Energy Services, Inc.                               625,030   3,712,678
#*  Lucas Energy, Inc.                                       78,003     100,624
#   Lufkin Industries, Inc.                                 164,767  14,547,278
#*  Magnum Hunter Resources Corp.                           322,707     877,763
*   Matrix Service Co.                                      134,967   2,028,554
#*  McMoRan Exploration Co.                                 295,533   4,891,071

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Mexco Energy Corp.                                        6,572 $    38,611
#*  Miller Energy Resources, Inc.                               789       2,998
*   Mitcham Industries, Inc.                                 54,852     814,552
*   Natural Gas Services Group, Inc.                         47,055     950,040
#*  Newpark Resources, Inc.                                 428,229   4,496,405
#   Nordic American Tankers, Ltd.                             3,153      28,093
#*  Northern Oil and Gas, Inc.                              186,789   2,407,710
#*  Overseas Shipholding Group, Inc.                        100,481     333,597
    Panhandle Oil and Gas, Inc. Class A                      25,309     720,800
*   Parker Drilling Co.                                     515,512   2,123,909
#*  PDC Energy, Inc.                                        161,136   6,977,189
#   Penn Virginia Corp.                                     203,173     818,787
*   PetroQuest Energy, Inc.                                 266,713   1,141,532
*   PHI, Inc. (69336T106)                                     4,419     121,810
*   PHI, Inc. (69336T205)                                    43,691   1,213,299
*   Pioneer Energy Services Corp.                           307,443   2,167,473
*   PostRock Energy Corp.                                    23,314      33,805
*   Pyramid Oil Co.                                          17,796      72,697
#*  Renewable Energy Group, Inc.                              4,950      48,659
    Rentech, Inc.                                           905,876   1,875,163
*   REX American Resources Corp.                             21,400     399,966
#*  Rex Energy Corp.                                        271,498   4,362,973
#*  RigNet, Inc.                                              1,436      34,751
#*  Rosetta Resources, Inc.                                   5,636     241,841
#*  Royale Energy, Inc.                                      10,018      24,644
*   Saratoga Resources, Inc.                                    548       1,238
    SEACOR Holdings, Inc.                                    57,781   4,166,588
*   SemGroup Corp. Class A                                  199,437  10,340,808
    Ship Finance International, Ltd.                        425,251   7,008,136
*   Steel Excel, Inc.                                        32,698     889,386
#*  Stone Energy Corp.                                      195,981   3,866,705
#*  Swift Energy Co.                                        151,326   1,958,158
*   Synergy Resources Corp.                                  73,096     493,398
*   Syntroleum Corp.                                         12,079      49,886
    Targa Resources Corp.                                    68,042   4,474,442
#   Teekay Corp.                                             85,326   3,037,606
*   Tesco Corp.                                              33,398     407,456
*   TETRA Technologies, Inc.                                334,182   3,051,082
    TGC Industries, Inc.                                     95,637     848,302
#*  Triangle Petroleum Corp.                                112,625     618,311
*   Unit Corp.                                               13,935     585,688
#*  Uranium Energy Corp.                                     38,948      60,369
#*  US Energy Corp. Wyoming                                  10,000      17,700
#*  USEC, Inc.                                              380,563     121,780
#*  Vaalco Energy, Inc.                                     288,447   1,938,364
#*  Verenium Corp.                                            8,907      20,486
#   W&T Offshore, Inc.                                      358,177   4,183,507
#*  Warren Resources, Inc.                                  271,650     714,440
#   Western Refining, Inc.                                  371,375  11,479,201
*   Westmoreland Coal Co.                                    22,177     267,676
*   Willbros Group, Inc.                                    225,077   2,138,232
#*  ZaZa Energy Corp.                                         3,799       4,825

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U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#*  Zion Oil & Gas, Inc.                                     9,773 $     12,607
                                                                   ------------
Total Energy                                                        286,977,834
                                                                   ------------
Financials -- (14.0%)
*   1st Constitution Bancorp                                 1,951       17,071
    1st Source Corp.                                       100,124    2,355,918
#   1st United Bancorp Inc/Boca Raton                       48,835      323,776
    Access National Corp.                                   30,693      385,811
*   Alexander & Baldwin, Inc.                              205,659    7,004,746
    Alliance Bancorp, Inc. of Pennsylvania                   3,510       47,701
#*  Altisource Asset Management Corp.                       10,675    2,135,000
*   Altisource Portfolio Solutions SA                      117,130    9,667,910
#*  Altisource Residential Corp.                            35,584      676,096
    Ameriana Bancorp                                         2,912       27,373
*   American Capital, Ltd.                                 650,321    9,839,357
#   American Equity Investment Life Holding Co.            318,361    4,851,822
*   American Independence Corp.                              7,700       60,830
#   American National Bankshares, Inc.                      23,894      519,217
    American National Insurance Co.                              5          470
*   American River Bankshares                                7,326       57,143
*   American Safety Insurance Holdings, Ltd.                40,533      976,035
*   American Spectrum Realty, Inc.                           3,652        8,947
*   Ameris Bancorp                                          95,521    1,324,876
#   AMERISAFE, Inc.                                         84,417    2,757,059
*   AmeriServ Financial, Inc.                              278,158      845,600
#   Amtrust Financial Services, Inc.                       315,881   10,000,792
    Argo Group International Holdings, Ltd.                123,606    5,123,469
#   Arrow Financial Corp.                                   44,471    1,075,753
    Artio Global Investors, Inc.                            50,058      137,159
    ASB Financial Corp.                                        900       12,263
    Aspen Insurance Holdings, Ltd.                         108,751    4,153,201
*   Asset Acceptance Capital Corp.                          98,998      640,517
#   Associated Banc-Corp                                   184,824    2,637,438
    Asta Funding, Inc.                                      48,129      451,931
    Astoria Financial Corp.                                373,213    3,579,113
    Atlantic American Corp.                                 20,640       73,478
*   Atlantic Coast Financial Corp.                             143          712
#*  Atlanticus Holdings Corp.                               73,372      271,476
#   Auburn National BanCorp., Inc.                           2,786       61,849
*   AV Homes, Inc.                                          46,957      606,215
    Baldwin & Lyons, Inc. Class A                            1,471       34,642
    Baldwin & Lyons, Inc. Class B                           29,949      727,761
    Bancfirst Corp.                                         50,826    2,126,560
*   Bancorp, Inc.                                          142,423    1,851,499
#   BancorpSouth, Inc.                                     481,106    7,697,696
    Bank Mutual Corp.                                      125,130      648,173
    Bank of Commerce Holdings                                4,992       25,260
#   Bank of Hawaii Corp.                                   163,528    7,798,650
    Bank of Kentucky Financial Corp.                         3,533       92,635
#   Bank of the Ozarks, Inc.                               157,830    6,459,982
    BankFinancial Corp.                                     75,127      592,752
    Banner Corp.                                            97,975    3,200,843

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U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
     Bar Harbor Bankshares                                   12,753 $   459,108
     BBCN Bancorp, Inc.                                     394,320   5,078,842
*    BBX Capital Corp. Class A                               60,353     724,236
#    BCB Bancorp, Inc.                                       18,073     183,983
*    BCSB Bancorp, Inc.                                       1,710      28,480
*    Beneficial Mutual Bancorp, Inc.                        271,163   2,318,444
#    Berkshire Bancorp, Inc.                                 10,144      87,543
     Berkshire Hills Bancorp, Inc.                           90,134   2,330,865
*    BFC Financial Corp. Class A                             48,033     102,310
#    BGC Partners, Inc. Class A                              10,484      59,968
*    BNCCORP, Inc.                                            3,900      46,215
#*   BofI Holding, Inc.                                      61,335   2,501,241
     Boston Private Financial Holdings, Inc.                397,078   3,827,832
     Bridge Bancorp, Inc.                                     8,125     164,044
*    Bridge Capital Holdings                                  3,703      53,990
     Brookline Bancorp, Inc.                                342,507   2,877,059
#    Bryn Mawr Bank Corp.                                    52,370   1,216,555
     C&F Financial Corp.                                        966      38,833
#    Calamos Asset Management, Inc. Class A                  98,752   1,120,835
#    California First National Bancorp                       14,701     234,040
*    Camco Financial Corp.                                    9,661      34,490
     Camden National Corp.                                   31,481   1,051,151
     Cape Bancorp, Inc.                                       6,168      55,574
*    Capital Bank Financial Corp. Class A                     7,001     125,108
#*   Capital City Bank Group, Inc.                           48,603     607,537
(o)  Capital Properties, Inc.                                 2,340       2,340
     Capital Properties, Inc. Class A                         1,300      10,725
(o)  Capital Properties, Inc. Class B                         1,300          --
     Capital Southwest Corp.                                  6,465     760,866
     CapitalSource, Inc.                                  1,099,889   9,844,007
#    Capitol Federal Financial, Inc.                        747,815   8,854,130
     Cardinal Financial Corp.                               151,152   2,305,068
#    Cash America International, Inc.                       148,170   6,464,657
     Cathay General Bancorp                                 445,816   8,787,033
     Center Bancorp, Inc.                                    42,784     498,434
     Centerstate Banks, Inc.                                 64,052     532,913
#*   Central Pacific Financial Corp.                         27,319     460,052
     Century Bancorp, Inc. Class A                            5,255     178,565
     CFS Bancorp, Inc.                                      176,125   1,625,634
     Charter Financial Corp.                                 27,894     283,683
     Chemical Financial Corp.                               116,834   2,897,483
     Chicopee Bancorp, Inc.                                   9,906     170,978
     Citizens Community Bancorp, Inc.                         1,592      11,351
*    Citizens First Corp.                                       400       3,344
     Citizens Holding Co.                                     2,717      53,525
*    Citizens, Inc.                                         188,693   1,234,052
#    City Holding Co.                                        65,098   2,485,442
#    CKX Lands, Inc.                                          5,107      67,515
#    Clifton Savings Bancorp, Inc.                           47,202     566,896
#    CNB Financial Corp.                                     17,955     290,691
     CNO Financial Group, Inc.                              978,475  11,076,337
     CoBiz Financial, Inc.                                  135,392   1,158,956

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Codorus Valley Bancorp, Inc.                              2,264 $   37,265
#   Cohen & Steers, Inc.                                     14,801    584,788
*   Colonial Financial Services, Inc.                           728      9,835
#*  Colony Bankcorp, Inc.                                    10,672     64,139
    Columbia Banking System, Inc.                           202,286  4,343,080
    Commercial National Financial Corp.                       3,979     91,517
#   Community Bank System, Inc.                             188,141  5,388,358
#   Community Trust Bancorp, Inc.                            65,627  2,272,007
*   Community West Bancshares                                 6,650     31,588
#   Consolidated-Tomoka Land Co.                             13,049    485,553
*   Consumer Portfolio Services, Inc.                        28,493    262,705
*   Cowen Group, Inc. Class A                               254,586    651,740
    Crawford & Co. Class A                                   95,513    504,309
#   Crawford & Co. Class B                                   61,352    465,662
*   Credit Acceptance Corp.                                  59,060  5,925,490
*   Crescent Financial Bancshares, Inc.                       4,600     18,998
    CVB Financial Corp.                                     482,016  5,239,514
#*  DFC Global Corp.                                        205,008  2,767,608
#   Diamond Hill Investment Group, Inc.                         985     74,353
    Dime Community Bancshares, Inc.                         167,790  2,394,363
    Donegal Group, Inc. Class A                              64,023    937,297
#   Donegal Group, Inc. Class B                               5,267    132,149
*   Doral Financial Corp.                                    86,089     64,842
    Eagle Bancorp Montana, Inc.                                 225      2,421
    Eastern Insurance Holdings, Inc.                         25,294    471,227
*   Eastern Virginia Bankshares, Inc.                           500      3,020
#*  eHealth, Inc.                                            93,302  1,953,744
    EMC Insurance Group, Inc.                                37,461  1,057,524
    Employers Holdings, Inc.                                150,263  3,403,457
#*  Encore Capital Group, Inc.                              118,716  3,382,219
#   Endurance Specialty Holdings, Ltd.                      203,689  9,974,650
#*  Enstar Group, Ltd.                                       41,459  5,269,024
#   Enterprise Bancorp, Inc.                                 10,055    162,087
    Enterprise Financial Services Corp.                      59,047    849,096
#   ESB Financial Corp.                                      52,054    728,756
    ESSA Bancorp, Inc.                                       44,575    480,073
    Evans Bancorp, Inc.                                       3,162     56,347
    Evercore Partners, Inc. Class A                         162,223  6,123,918
#*  Ezcorp, Inc. Class A                                    192,561  3,254,281
*   Farmers Capital Bank Corp.                                9,226    170,681
    FBL Financial Group, Inc. Class A                       112,288  4,414,041
    Federal Agricultural Mortgage Corp. Class A               2,089     53,896
    Federal Agricultural Mortgage Corp. Class C              53,973  1,715,262
#   Federated Investors, Inc. Class B                        69,105  1,586,651
    Federated National Holding Co.                           28,865    208,405
#*  Fidelity Southern Corp.                                  16,081    191,202
    Financial Institutions, Inc.                             49,613    949,097
#*  First Acceptance Corp.                                   13,967     17,179
    First American Financial Corp.                          248,670  6,656,896
#*  First BanCorp                                            20,150    119,086
#   First Bancorp                                            52,374    681,386
#   First Bancorp, Inc.                                      32,161    549,631

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   First Bancshares, Inc. (318687100)                        1,345 $    11,433
    First Bancshares, Inc. (318916103)                          921      10,941
#   First Busey Corp.                                       264,609   1,137,819
    First Business Financial Services, Inc.                   2,089      57,489
*   First California Financial Group, Inc.                   14,468     116,757
#*  First Cash Financial Services, Inc.                     145,367   7,482,039
    First Citizens BancShares, Inc. Class A                  12,599   2,348,706
    First Commonwealth Financial Corp.                      458,065   3,275,165
    First Community Bancshares, Inc.                         61,723     957,324
#   First Connecticut Bancorp Inc/Farmington                    500       7,420
    First Defiance Financial Corp.                           39,105     885,337
*   First Federal Bancshares of Arkansas, Inc.               11,406     110,524
*   First Federal of Northern Michigan Bancorp, Inc.         32,874     142,344
#   First Financial Bancorp                                 268,901   4,133,008
#   First Financial Bankshares, Inc.                        133,168   6,579,831
#   First Financial Corp.                                    54,997   1,698,857
    First Financial Holdings, Inc.                           56,545   1,133,162
#*  First Financial Northwest, Inc.                          44,269     358,579
#*  First Financial Service Corp.                             5,202      14,618
#   First Horizon National Corp.                             20,945     217,828
    First Interstate Bancsystem, Inc.                        28,579     580,725
    First M&F Corp.                                          10,824     155,866
#*  First Marblehead Corp. (The)                            129,350     159,100
    First Merchants Corp.                                   119,869   1,945,474
    First Midwest Bancorp, Inc.                             337,006   4,229,425
#   First Pactrust Bancorp, Inc.                             24,783     281,535
*   First Place Financial Corp.                             151,301         446
*   First South Bancorp, Inc.                                20,886     137,430
*   First United Corp.                                        9,289      78,585
    First West Virginia Bancorp                                  63       1,059
    Firstbank Corp.                                          10,400     132,080
*   Firstcity Financial Corp.                                34,829     343,762
    FirstMerit Corp.                                        539,916   9,248,766
#*  Flagstar Bancorp, Inc.                                   31,136     386,398
    Flushing Financial Corp.                                133,759   2,030,462
    FNB Corp.                                               704,191   8,020,735
*   FNB United Corp.                                            214       1,605
#*  Forestar Group, Inc.                                    173,033   3,727,131
    Fox Chase Bancorp, Inc.                                  44,680     755,539
#   Franklin Financial Corp.                                    101       1,836
#   Fulton Financial Corp.                                  992,160  10,973,290
    FXCM, Inc. Class A                                       98,653   1,336,748
    GAINSCO, Inc.                                               220       1,922
    GAMCO Investors, Inc. Class A                            20,868   1,095,570
    Geo Group, Inc. (The)                                   311,791  11,676,573
#   German American Bancorp, Inc.                            30,368     647,446
    GFI Group, Inc.                                         436,166   1,749,026
    Glacier Bancorp, Inc.                                   357,866   6,602,628
*   Gleacher & Co., Inc.                                    266,821     183,493
*   Global Indemnity P.L.C.                                  60,537   1,349,370
    Gouverneur Bancorp, Inc.                                  1,695      16,526
#   Great Southern Bancorp, Inc.                             45,129   1,190,052

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#*  Green Dot Corp. Class A                                  66,536 $1,045,281
#   Greenhill & Co., Inc.                                   132,762  6,132,277
#*  Greenlight Capital Re, Ltd. Class A                     140,888  3,467,254
*   Guaranty Bancorp                                        185,106    392,425
*   Guaranty Federal Bancshares, Inc.                         2,800     28,252
*   Hallmark Financial Services, Inc.                        67,422    610,169
    Hampden Bancorp, Inc.                                     2,924     45,030
*   Hampton Roads Bankshares, Inc.                            3,123      3,997
*   Hanmi Financial Corp.                                   139,247  2,148,581
#   Hanover Insurance Group, Inc. (The)                     101,706  5,129,034
    Harleysville Savings Financial Corp.                      1,615     31,493
*   Harris & Harris Group, Inc.                             113,497    374,540
    Hawthorn Bancshares, Inc.                                   699      8,185
    Heartland Financial USA, Inc.                            50,420  1,281,172
#*  Heritage Commerce Corp.                                  46,358    304,572
    Heritage Financial Corp.                                 36,617    510,807
    Heritage Financial Group, Inc.                            7,167    106,000
    HF Financial Corp.                                        8,198    110,673
    HFF, Inc. Class A                                       162,949  3,413,782
*   Hilltop Holdings, Inc.                                  282,393  3,781,242
    Hingham Institution for Savings                           4,073    277,005
*   HMN Financial, Inc.                                      31,110    230,525
#*  Home Bancorp, Inc.                                          921     16,670
#   Home BancShares, Inc.                                   121,146  4,811,919
    Home Federal Bancorp, Inc.                               47,652    580,401
#   Homeowners Choice, Inc.                                  48,173  1,278,511
    HopFed Bancorp, Inc.                                      7,872     85,884
    Horace Mann Educators Corp.                             193,210  4,356,885
    Horizon Bancorp                                           4,900     94,570
    Hudson Valley Holding Corp.                              28,295    435,177
#   Iberiabank Corp.                                        127,957  5,837,398
*   ICG Group, Inc.                                         175,308  2,080,906
#   Independence Holding Co.                                 76,440    802,620
#   Independent Bank Corp. (453836108)                       94,221  2,924,620
*   Independent Bank Corp. (453838609)                       28,411    200,866
    Infinity Property & Casualty Corp.                       47,846  2,714,782
#   Interactive Brokers Group, Inc. Class A                 240,572  3,623,014
#*  InterGroup Corp. (The)                                    1,860     41,850
    International Bancshares Corp.                          261,642  5,075,855
*   Intervest Bancshares Corp. Class A                       14,332     84,272
#*  INTL. FCStone, Inc.                                      69,377  1,187,734
*   Investment Technology Group, Inc.                       141,126  1,536,862
    Investors Bancorp, Inc.                                 504,558  9,990,248
*   Investors Capital Holdings, Ltd.                            615      2,386
    Investors Title Co.                                       5,458    378,512
#*  Jacksonville Bancorp, Inc.                                1,615        969
#   Janus Capital Group, Inc.                               391,332  3,490,681
*   Jefferson Bancshares, Inc.                                  427      2,344
    JMP Group, Inc.                                          74,354    480,327
#*  JW Mays, Inc.                                               200      4,450
#   Kearny Financial Corp.                                  155,507  1,531,744
    Kemper Corp.                                            258,827  8,246,228

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Kennedy-Wilson Holdings, Inc.                           150,308 $2,499,622
    Kentucky First Federal Bancorp                           11,174     88,833
*   Knight Capital Group, Inc. Class A                      416,569  1,474,654
#   Lake Shore Bancorp, Inc.                                    537      6,243
    Lakeland Bancorp, Inc.                                  131,551  1,257,628
    Lakeland Financial Corp.                                 64,530  1,729,404
    Landmark Bancorp Inc/Manhattan                            4,230     88,026
#   Life Partners Holdings, Inc.                             59,461    198,005
    LNB Bancorp, Inc.                                        32,149    271,659
*   Louisiana Bancorp Inc/Metaire                             1,387     22,858
    LSB Financial Corp.                                         291      6,111
*   Macatawa Bank Corp.                                     113,670    636,552
*   Magyar Bancorp, Inc.                                      1,800      9,378
    Maiden Holdings, Ltd.                                   220,222  2,274,893
    MainSource Financial Group, Inc.                         72,019    912,481
*   Malvern Bancorp, Inc.                                     2,604     30,232
    Manning & Napier, Inc.                                    1,400     24,514
#   MarketAxess Holdings, Inc.                              183,123  7,749,765
    Marlin Business Services Corp.                           43,011  1,042,157
*   Maui Land & Pineapple Co., Inc.                          16,899     71,483
    Mayflower Bancorp, Inc.                                   2,666     27,380
    MB Financial, Inc.                                      267,786  6,630,381
*   MBIA, Inc.                                              858,082  8,117,456
*   MBT Financial Corp.                                      12,507     50,528
    MCG Capital Corp.                                       336,744  1,730,864
#   Meadowbrook Insurance Group, Inc.                       181,899  1,415,174
    Medallion Financial Corp.                                92,727  1,385,341
    Mercantile Bank Corp.                                    17,559    293,411
#   Merchants Bancshares, Inc.                               27,552    835,928
#   Mercury General Corp.                                   152,052  6,950,297
#*  Meridian Interstate Bancorp, Inc.                        30,250    553,272
#   Meta Financial Group, Inc.                               10,434    277,336
*   Metro Bancorp, Inc.                                      84,977  1,508,342
*   MetroCorp Bancshares, Inc.                               19,897    199,965
*   MGIC Investment Corp.                                   675,535  3,647,889
    MicroFinancial, Inc.                                     39,515    319,676
    Mid Penn Bancorp, Inc.                                    2,649     28,053
#   MidSouth Bancorp, Inc.                                   17,719    278,365
    MidWestOne Financial Group, Inc.                            741     17,710
    Montpelier Re Holdings, Ltd.                            263,090  6,777,198
    MSB Financial Corp.                                       1,000      7,220
    MutualFirst Financial, Inc.                              10,911    175,340
#*  National Financial Partners Corp.                       199,416  5,053,201
#   National Interstate Corp.                                49,385  1,434,634
    National Penn Bancshares, Inc.                          725,456  7,102,214
#   National Western Life Insurance Co. Class A               4,334    791,475
    Naugatuck Valley Financial Corp.                          1,596     11,794
*   Navigators Group, Inc. (The)                             64,761  3,748,367
#   NBT Bancorp, Inc.                                       186,830  3,783,307
    Nelnet, Inc. Class A                                    167,218  5,685,412
#*  Netspend Holdings, Inc.                                 111,557  1,780,450
*   New Century Bancorp, Inc.                                 2,400     15,360

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   New Hampshire Thrift Bancshares, Inc.                     8,785 $   113,151
*   NewBridge Bancorp                                        23,166     136,448
*   Newport Bancorp, Inc.                                     3,732      63,743
#*  NewStar Financial, Inc.                                 183,769   2,196,040
    Nicholas Financial, Inc.                                  4,051      59,226
*   North Valley Bancorp                                        377       6,631
#   Northeast Bancorp                                           493       4,669
    Northeast Community Bancorp, Inc.                        11,679      69,724
#   Northfield Bancorp, Inc.                                187,316   2,202,836
    Northrim BanCorp, Inc.                                   15,577     339,267
    Northway Financial, Inc.                                  5,028      81,202
    Northwest Bancshares, Inc.                              478,120   5,856,970
#   Norwood Financial Corp.                                   1,785      55,335
    Ocean Shore Holding Co.                                   3,443      51,507
    OceanFirst Financial Corp.                               77,743   1,104,728
*   Ocwen Financial Corp.                                   328,355  12,011,226
    OFG Bancorp                                             220,744   3,547,356
    Ohio Valley Banc Corp.                                    6,595     127,679
    Old National Bancorp                                    496,274   6,044,617
*   Old Second Bancorp, Inc.                                 46,326     213,100
*   OmniAmerican Bancorp, Inc.                               55,762   1,388,474
    OneBeacon Insurance Group, Ltd. Class A                 115,143   1,564,793
    Oppenheimer Holdings, Inc. Class A                       23,277     430,624
    Oritani Financial Corp.                                 228,243   3,530,919
    Pacific Continental Corp.                                68,126     761,649
*   Pacific Mercantile Bancorp                                6,905      41,430
*   Pacific Premier Bancorp, Inc.                            15,487     188,167
#   PacWest Bancorp                                         171,331   4,751,009
#   Park National Corp.                                      66,264   4,531,132
*   Park Sterling Corp.                                     124,278     712,113
*   Patriot National Bancorp, Inc.                            3,100       4,588
#   Peapack Gladstone Financial Corp.                        34,320     500,386
    Penns Woods Bancorp, Inc.                                16,245     664,745
    Peoples Bancorp of North Carolina, Inc.                   3,975      46,627
    Peoples Bancorp, Inc.                                    33,323     679,123
#   Peoples Bancorp/Auburn                                      555      11,447
#*  PHH Corp.                                               275,392   5,805,263
*   Phoenix Cos., Inc. (The)                                 17,230     501,565
*   PICO Holdings, Inc.                                     100,572   2,182,412
*   Pinnacle Financial Partners, Inc.                       169,640   4,117,163
*   Piper Jaffray Cos.                                       66,404   2,241,799
#   Platinum Underwriters Holdings, Ltd.                    162,739   9,235,438
*   Popular, Inc.                                            22,673     645,954
*   Porter Bancorp, Inc.                                      9,708       8,640
#*  Portfolio Recovery Associates, Inc.                      74,534   9,149,048
*   Preferred Bank                                            6,880     113,520
    Premier Financial Bancorp, Inc.                           9,271     113,106
    Primerica, Inc.                                         280,313   9,519,429
*   Primus Guaranty, Ltd.                                    52,225     535,306
    PrivateBancorp, Inc.                                    360,576   6,915,848
#   Prosperity Bancshares, Inc.                             195,425   8,977,824
    Protective Life Corp.                                   146,613   5,580,091

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CONTINUED

                                                       SHARES    VALUE+
                                                       ------- ----------
Financials -- (Continued)
     Provident Financial Holdings, Inc.                 40,296 $  652,795
     Provident Financial Services, Inc.                286,195  4,387,369
     Provident New York Bancorp                        158,746  1,435,064
*    Prudential Bancorp, Inc. of Pennsylvania            8,148     69,747
#    Pulaski Financial Corp.                            39,714    418,983
#    Pzena Investment Management, Inc. Class A          29,376    186,244
     QC Holdings, Inc.                                  67,835    206,218
#    Radian Group, Inc.                                466,486  5,574,508
     Renasant Corp.                                     89,902  2,051,564
#    Republic Bancorp, Inc. Class A                     74,766  1,659,805
#*   Republic First Bancorp, Inc.                       21,386     57,956
     Resource America, Inc. Class A                     67,766    624,803
*    Riverview Bancorp, Inc.                            37,965     93,014
#    RLI Corp.                                         100,031  7,187,227
#    Rockville Financial, Inc.                         107,724  1,400,412
     Roma Financial Corp.                               64,952  1,105,483
*    Royal Bancshares of Pennsylvania, Inc. Class A      8,295     11,198
     Ryman Hospitality Properties                      216,144  9,609,762
#    S&T Bancorp, Inc.                                 140,442  2,650,141
#*   Safeguard Scientifics, Inc.                        89,162  1,439,075
     Safety Insurance Group, Inc.                       64,980  3,227,557
     Salisbury Bancorp, Inc.                             2,458     65,751
     Sandy Spring Bancorp, Inc.                         96,597  1,978,307
     SB Financial Group, Inc.                              790      6,873
     SCBT Financial Corp.                               61,341  2,930,260
#*   Seacoast Banking Corp. of Florida                  92,561    198,081
     Selective Insurance Group, Inc.                   243,797  5,712,164
*    Shore Bancshares, Inc.                             16,489    115,423
     SI Financial Group, Inc.                            5,705     66,178
     Sierra Bancorp                                     35,875    463,505
     Simmons First National Corp. Class A               71,285  1,747,908
     Simplicity Bancorp, Inc.                           17,616    264,240
     Somerset Hills Bancorp                                636      7,244
*    South Street Financial Corp.                          400      2,088
*    Southcoast Financial Corp.                             12         61
(o)  Southern Community Financial                       57,808     12,718
*    Southern Connecticut Bancorp, Inc.                  3,600     13,320
*    Southern First Bancshares, Inc.                     3,037     32,951
#    Southern Missouri Bancorp, Inc.                     1,107     28,223
     Southern National Bancorp of Virginia, Inc.           493      4,965
#    Southside Bancshares, Inc.                         76,301  1,631,324
*    Southwest Bancorp, Inc.                            74,601    986,225
     Southwest Georgia Financial Corp.                   1,844     17,795
#*   St Joe Co. (The)                                  285,095  5,579,309
#    StanCorp Financial Group, Inc.                    100,362  4,333,631
#    State Auto Financial Corp.                        124,660  2,166,591
     StellarOne Corp.                                   82,289  1,233,512
#    Sterling Bancorp                                  135,661  1,530,256
     Sterling Financial Corp.                            1,668     36,362
#    Stewart Information Services Corp.                 97,741  2,645,849
*    Stifel Financial Corp.                            308,038  9,924,984
*    Stratus Properties, Inc.                           26,622    411,044

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

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#*  Suffolk Bancorp                                          27,140 $   424,470
    Summit State Bank                                           195       1,687
#*  Sun Bancorp, Inc.                                       239,736     771,950
    Susquehanna Bancshares, Inc.                            932,644  10,883,955
*   Sussex Bancorp                                            7,518      48,416
*   SWS Group, Inc.                                          72,807     414,272
    SY Bancorp, Inc.                                         51,244   1,176,562
    Symetra Financial Corp.                                 225,956   3,079,780
#   Synovus Financial Corp.                               3,428,357   9,222,280
#*  Taylor Capital Group, Inc.                               71,561   1,048,369
#   TCF Financial Corp.                                     832,287  12,109,776
#   Teche Holding Co.                                         5,917     243,780
#*  Tejon Ranch Co.                                         130,526   3,808,749
#   Territorial Bancorp, Inc.                                39,716     928,560
#   Teton Advisors, Inc. Class A                                311       6,391
*   Texas Capital Bancshares, Inc.                          193,815   8,074,333
    TF Financial Corp.                                        7,379     184,844
    Thomas Properties Group, Inc.                           225,505   1,147,820
    Timberland Bancorp, Inc.                                 76,238     628,963
    Tompkins Financial Corp.                                 38,564   1,611,975
    Tower Financial Corp.                                     3,098      42,969
#   Tower Group International, Ltd.                         190,027   3,595,311
#   TowneBank                                                92,522   1,323,990
    Tree.com, Inc.                                           32,132     657,742
#   Trico Bancshares                                         50,983     890,673
#   TrustCo Bank Corp.                                      394,601   2,115,061
#   Trustmark Corp.                                         330,857   8,122,539
#   UMB Financial Corp.                                     178,592   8,990,321
    Umpqua Holdings Corp.                                   548,215   6,578,580
    Unico American Corp.                                     11,600     160,428
#   Union Bankshares Inc/Morrisville                          2,252      47,945
    Union First Market Bankshares Corp.                      85,518   1,617,145
    United Bancshares, Inc.                                     900      10,575
#   United Bankshares, Inc.                                 235,937   5,971,565
#*  United Community Banks, Inc.                             96,565   1,057,387
*   United Community Financial Corp.                        474,889   1,966,040
    United Financial Bancorp, Inc.                           70,300   1,041,143
    United Fire Group, Inc.                                 108,670   3,038,413
*   United Security Bancshares                               27,198     111,785
*   Unity Bancorp, Inc.                                       8,514      60,705
#   Universal Insurance Holdings, Inc.                      165,210     987,956
    Univest Corp. of Pennsylvania                            61,354   1,075,536
#   Valley National Bancorp                                 164,843   1,481,939
#   ViewPoint Financial Group, Inc.                         194,122   3,614,552
*   Virginia Commerce Bancorp, Inc.                         112,621   1,513,626
*   Virtus Investment Partners, Inc.                         31,188   5,956,908
#   VSB Bancorp, Inc.                                         1,037      10,401
#*  Walker & Dunlop, Inc.                                    38,076     678,134
    Washington Banking Co.                                   58,986     814,007
    Washington Federal, Inc.                                450,914   7,742,193
    Washington Trust Bancorp, Inc.                           68,417   1,830,155
*   Waterstone Financial, Inc.                               17,619     140,776

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

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Financials -- (Continued)
    Wayne Savings Bancshares, Inc.                          2,043 $     20,369
    Webster Financial Corp.                               437,934   10,234,518
    WesBanco, Inc.                                        110,373    2,762,636
    West BanCorp., Inc.                                    61,843      666,668
#   Westamerica BanCorp.                                  124,081    5,383,875
#*  Western Alliance Bancorp                              425,999    6,266,445
    Westfield Financial, Inc.                             110,392      831,252
    Westwood Holdings Group, Inc.                          24,868    1,086,732
*   Wilshire Bancorp, Inc.                                318,523    2,035,362
#   Wintrust Financial Corp.                              172,628    6,190,440
#*  World Acceptance Corp.                                 62,914    5,590,538
*   Wright Investors' Service Holdings, Inc.               13,860       30,631
*   WSB Holdings, Inc.                                      8,331       54,568
    WSFS Financial Corp.                                    1,518       74,291
    WVS Financial Corp.                                     4,423       53,076
#*  Yadkin Valley Financial Corp.                          38,480      154,305
#*  ZipRealty, Inc.                                       103,092      337,111
                                                                  ------------
Total Financials                                                   937,995,960
                                                                  ------------
Health Care -- (7.7%)
#   Abaxis, Inc.                                           41,719    1,780,984
#*  ABIOMED, Inc.                                           3,655       67,508
#*  Acadia Healthcare Co., Inc.                            10,853      342,412
#*  Accelerate Diagnostics, Inc.                            9,013       56,962
#*  Accuray, Inc.                                         350,040    1,540,176
#*  Acorda Therapeutics, Inc.                             162,762    6,440,492
#*  Adcare Health Systems, Inc.                            12,270       71,166
*   Addus HomeCare Corp.                                    7,033       83,271
#*  Affymax, Inc.                                         141,242      127,132
#*  Affymetrix, Inc.                                      300,560    1,094,038
#   Air Methods Corp.                                     194,075    7,101,204
#*  Akorn, Inc.                                            87,370    1,314,918
*   Albany Molecular Research, Inc.                       153,531    1,831,625
*   Alere, Inc.                                            19,982      513,138
#*  Align Technology, Inc.                                286,722    9,496,233
#*  Alkermes P.L.C.                                       113,481    3,473,653
*   Alliance HealthCare Services, Inc.                     33,729      430,045
*   Allied Healthcare Products                             13,770       37,041
#*  Allscripts Healthcare Solutions, Inc.                 187,667    2,597,311
    Almost Family, Inc.                                    33,488      661,053
*   Alnylam Pharmaceuticals, Inc.                          27,531      659,367
#*  Alphatec Holdings, Inc.                               255,458      482,816
#*  AMAG Pharmaceuticals, Inc.                             66,206    1,459,842
*   Amedisys, Inc.                                        109,320    1,097,573
#*  American Caresource Holdings, Inc.                      3,658        6,950
*   American Shared Hospital Services                      10,189       16,761
*   AMN Healthcare Services, Inc.                         228,362    3,135,410
*   Amsurg Corp.                                          149,085    5,003,293
#   Analogic Corp.                                         60,150    4,780,722
*   AngioDynamics, Inc.                                   101,208    1,025,237
*   Anika Therapeutics, Inc.                               65,770      878,030
#*  Ariad Pharmaceuticals, Inc.                            90,084    1,609,801

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#*  Arqule, Inc.                                             73,775 $   217,636
*   Arrhythmia Research Technology, Inc.                      9,581      24,240
*   ArthroCare Corp.                                        133,174   4,614,479
    Assisted Living Concepts, Inc. Class A                   78,210     932,263
*   Astex Pharmaceuticals                                   250,960   1,726,605
*   AtriCure, Inc.                                           11,728      97,812
    Atrion Corp.                                              8,919   1,787,278
#*  Authentidate Holding Corp.                               41,534      52,333
#*  AVEO Pharmaceuticals, Inc.                              126,042     644,075
#*  Bio-Reference Labs, Inc.                                129,207   3,294,778
#*  Bioanalytical Systems, Inc.                               5,617       8,285
#*  BioCryst Pharmaceuticals, Inc.                           76,600     153,966
#*  Biosante Pharmaceuticals, Inc.                            8,051       9,098
#*  BioScrip, Inc.                                          340,239   4,715,713
#*  Biospecifics Technologies Corp.                          10,491     166,492
    Biota Pharmaceuticals, Inc.                              24,681     103,907
*   Bovie Medical Corp.                                      54,539     177,252
#*  Brookdale Senior Living, Inc.                            18,668     481,448
#*  BSD Medical Corp.                                        56,629      65,690
#*  Cambrex Corp.                                           143,400   1,791,066
#   Cantel Medical Corp.                                    128,846   4,072,822
*   Capital Senior Living Corp.                             146,494   3,553,944
#*  Cardica, Inc.                                            24,942      32,425
*   CardioNet, Inc.                                          76,915     223,823
#*  Catalyst Pharmaceutical Partners, Inc.                    6,701       5,061
#*  Celldex Therapeutics, Inc.                              265,843   3,469,251
#*  Celsion Corp.                                            37,275      31,162
#*  Centene Corp.                                           258,159  11,926,946
*   Charles River Laboratories International, Inc.          240,902  10,476,828
#   Chemed Corp.                                             94,815   7,738,800
#*  Chindex International, Inc.                               6,742      92,365
#*  Cleveland Biolabs, Inc.                                   7,404      13,105
#*  Codexis, Inc.                                            41,835      93,710
#   Computer Programs & Systems, Inc.                        53,775   2,821,036
#*  Conceptus, Inc.                                         124,684   3,866,451
    CONMED Corp.                                            121,090   3,793,750
#*  Corcept Therapeutics, Inc.                               59,506     105,326
#*  Cornerstone Therapeutics, Inc.                            8,840      74,079
#*  Corvel Corp.                                             48,444   2,299,637
#*  Cross Country Healthcare, Inc.                          116,763     583,815
    CryoLife, Inc.                                          106,974     641,844
#*  Cumberland Pharmaceuticals, Inc.                        100,403     469,886
*   Cutera, Inc.                                             72,688     807,564
*   Cyberonics, Inc.                                        130,693   5,674,690
*   Cynosure, Inc. Class A                                   66,724   1,725,483
*   Cytokinetics, Inc.                                      175,325     224,416
    Daxor Corp.                                              14,561     111,246
#*  Depomed, Inc.                                            62,396     343,802
*   Digirad Corp.                                           120,709     309,015
#*  Discovery Laboratories, Inc.                              1,415       2,391
#*  Durect Corp.                                            120,100     188,557
*   Dyax Corp.                                              173,946     478,352

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
*   Dynacq Healthcare, Inc.                                  24,797 $     1,513
*   Emergent Biosolutions, Inc.                             147,438   2,261,699
*   Emeritus Corp.                                          162,743   4,182,495
*   Encision, Inc.                                            2,013       2,969
#*  Endocyte, Inc.                                           13,199     183,334
#   Ensign Group, Inc. (The)                                 99,065   3,454,397
#*  EnteroMedics, Inc.                                        3,200       3,072
#*  Entremed, Inc.                                            9,289      17,278
*   Enzo Biochem, Inc.                                      184,277     412,780
#   Enzon Pharmaceuticals, Inc.                             213,649     705,042
#*  Exact Sciences Corp.                                     80,468     751,571
*   Exactech, Inc.                                           46,584     861,804
#*  ExamWorks Group, Inc.                                    49,237     891,190
#*  Exelixis, Inc.                                           82,671     429,062
*   Five Star Quality Care, Inc.                            161,870     765,645
*   Furiex Pharmaceuticals, Inc.                             31,418   1,066,641
#*  Future Healthcare of America                              4,391         597
#*  Galena Biopharma, Inc.                                       84         241
#*  Genomic Health, Inc.                                      2,221      67,430
#*  Gentiva Health Services, Inc.                           140,693   1,475,870
*   GenVec, Inc.                                             24,138      27,276
#*  Geron Corp.                                             165,706     193,876
*   Greatbatch, Inc.                                        126,214   3,526,419
#*  GTx, Inc.                                                67,662     312,598
#*  Haemonetics Corp.                                       257,252   9,904,202
#*  Hanger, Inc.                                            168,955   5,134,542
*   Harvard Bioscience, Inc.                                135,909     695,854
#*  Health Management Associates, Inc. Class A              832,810   9,568,987
*   Health Net, Inc.                                        284,154   8,354,128
#*  HealthSouth Corp.                                       379,742  10,442,905
#*  HealthStream, Inc.                                       99,925   2,294,278
*   Healthways, Inc.                                        143,194   1,988,965
#   Hi-Tech Pharmacal Co., Inc.                              58,487   1,933,580
#   Hill-Rom Holdings, Inc.                                 300,324  10,232,039
#*  HMS Holdings Corp.                                       34,570     871,510
*   Hooper Holmes, Inc.                                   1,113,795     478,932
#*  Horizon Pharma, Inc.                                     28,436      68,246
#*  iBio, Inc.                                               20,300       8,733
#*  ICU Medical, Inc.                                        70,758   4,263,169
#*  Idenix Pharmaceuticals, Inc.                              8,503      31,461
*   Idera Pharmaceuticals, Inc.                             146,982     108,767
#*  Immunomedics, Inc.                                      154,088     394,465
#*  Impax Laboratories, Inc.                                327,982   5,739,685
#*  Incyte Corp., Ltd.                                      177,296   3,927,106
*   Infinity Pharmaceuticals, Inc.                          165,334   7,124,242
#*  Integra LifeSciences Holdings Corp.                     127,562   4,468,497
    Invacare Corp.                                          125,678   1,690,369
#*  IPC The Hospitalist Co., Inc.                            64,820   2,957,088
*   Iridex Corp.                                              4,691      23,783
#*  Ironwood Pharmaceuticals, Inc.                            8,984     136,647
#*  Isis Pharmaceuticals, Inc.                               44,984   1,007,192
    Kewaunee Scientific Corp.                                10,235     133,669

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#*    Kindred Healthcare, Inc.                              234,619 $ 2,461,153
#     Landauer, Inc.                                         43,491   2,429,842
*     Lannett Co., Inc.                                      99,697   1,157,482
*     LCA-Vision, Inc.                                       68,039     231,333
      LeMaitre Vascular, Inc.                                76,701     464,808
*     LHC Group, Inc.                                        77,955   1,693,183
*     LifePoint Hospitals, Inc.                             236,483  11,351,184
#*    Luminex Corp.                                          32,129     534,305
*     Magellan Health Services, Inc.                        134,192   6,865,263
#     Masimo Corp.                                          186,630   3,743,798
#*    Mast Therapeutics, Inc.                                76,900      51,569
#     Maxygen, Inc.                                         155,971     374,330
*     MedAssets, Inc.                                       298,943   5,599,202
(o)*  MedCath Corp.                                          65,962      90,368
*     Medical Action Industries, Inc.                        66,575     541,255
#*    Medicines Co. (The)                                   351,538  11,867,923
#*    MediciNova, Inc.                                       25,896      81,572
#*    Medidata Solutions, Inc.                               94,746   6,287,345
#     Meridian Bioscience, Inc.                               9,421     191,152
#*    Merit Medical Systems, Inc.                           203,030   1,963,300
#*    Metabolix, Inc.                                         2,612       4,545
      MGC Diagnostics Corp.                                     215       1,524
*     Misonix, Inc.                                          86,409     494,259
*     Molina Healthcare, Inc.                               230,319   7,646,591
#*    Momenta Pharmaceuticals, Inc.                         182,749   2,251,468
#*    MWI Veterinary Supply, Inc.                            30,517   3,592,156
#*    Myriad Genetics, Inc.                                 396,830  11,051,715
#*    Nanosphere, Inc.                                       90,700     251,239
#     National Healthcare Corp.                              42,718   1,983,397
#     National Research Corp.                                29,472   1,766,846
*     Natus Medical, Inc.                                   141,029   1,764,273
#*    Neogen Corp.                                           53,111   2,699,632
*     Neurocrine Biosciences, Inc.                            5,898      68,063
#*    Novavax, Inc.                                           6,977      16,396
*     NuVasive, Inc.                                        222,876   4,673,710
#*    Omnicell, Inc.                                        173,708   3,130,218
#*    OncoGenex Pharmaceutical, Inc.                         11,746     118,987
#*    Oncothyreon, Inc.                                       7,277      18,265
#*    Opko Health, Inc.                                     608,693   4,053,895
#*    OraSure Technologies, Inc.                             23,066     102,874
*     Orthofix International NV                              83,984   2,721,082
#*    Osiris Therapeutics, Inc.                              26,420     296,432
#     Owens & Minor, Inc.                                   315,906  10,289,058
#     Pain Therapeutics, Inc.                               151,174     622,837
#*    Palomar Medical Technologies, Inc.                     71,056     962,809
#*    PAREXEL International Corp.                           290,659  11,902,486
*     PDI, Inc.                                             119,189     544,694
#     PDL BioPharma, Inc.                                   697,874   5,401,545
#*    Pernix Therapeutics Holdings                           24,884      95,057
*     PharMerica Corp.                                      125,283   1,614,898
#*    PhotoMedex, Inc.                                       17,948     292,552
#*    Pozen, Inc.                                           168,990     833,121

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

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                      SHARES    VALUE+
                                                      ------- -----------
Health Care -- (Continued)
#*   Progenics Pharmaceuticals, Inc.                  117,339 $   539,759
#*   ProPhase Labs, Inc.                               15,982      23,334
*    Providence Service Corp. (The)                    62,050   1,086,496
#*   pSivida Corp.                                     72,613     164,832
     Psychemedics Corp.                                 6,901      77,015
#    Quality Systems, Inc.                            142,417   2,544,992
#*   Quidel Corp.                                     133,557   2,980,992
*    RadNet, Inc.                                     144,576     396,138
#*   Repligen Corp.                                   155,703   1,395,099
#*   Repros Therapeutics, Inc.                          6,764     137,580
#*   Rigel Pharmaceuticals, Inc.                      215,483   1,032,164
#*   Rochester Medical Corp.                           51,588     700,565
*    RTI Biologics, Inc.                              247,930     986,761
*    RXi Pharmaceuticals Corp.                             84          18
#*   Sangamo Biosciences, Inc.                         97,767     995,268
*    Santarus, Inc.                                   269,151   4,944,304
#*   Sciclone Pharmaceuticals, Inc.                   290,473   1,373,937
     Select Medical Holdings Corp.                    270,448   2,231,196
     Simulations Plus, Inc.                            35,178     138,953
#*   Skilled Healthcare Group, Inc. Class A            93,248     656,466
#*   Solta Medical, Inc.                              205,928     401,560
     Span-America Medical Systems, Inc.                12,193     240,080
*    Spectranetics Corp.                              109,297   2,038,389
#    Spectrum Pharmaceuticals, Inc.                   280,684   2,079,868
#*   Staar Surgical Co.                                79,542     555,203
#*   StemCells, Inc.                                   10,349      17,490
#*   Stereotaxis, Inc.                                  8,630      15,275
#    STERIS Corp.                                     282,552  11,751,338
*    Strategic Diagnostics, Inc.                        1,950       2,028
*    Sucampo Pharmaceuticals, Inc. Class A             63,175     600,794
*    SunLink Health Systems, Inc.                      20,792      16,634
*    SurModics, Inc.                                   79,987   2,115,656
*    Symmetry Medical, Inc.                           160,743   1,916,057
#*   Synageva BioPharma Corp.                           3,327     171,973
*    Synthetic Biologics, Inc.                          9,950      14,527
*    Targacept, Inc.                                   18,004      82,998
*    Team Health Holdings, Inc.                       317,151  11,823,389
#*   Tenet Healthcare Corp.                            70,389   3,192,845
*    Theragenics Corp.                                571,070     822,341
#*   Theravance, Inc.                                   6,351     214,346
*    Thoratec Corp.                                   319,166  11,553,809
#*   Threshold Pharmaceuticals, Inc.                   10,400      50,128
*    Tornier NV                                        15,988     290,822
#*   TranS1, Inc.                                     107,994     217,068
#*   Transcept Pharmaceuticals, Inc.                   73,786     292,193
*    Triple-S Management Corp. Class B                 79,907   1,440,723
(o)  Trubion Pharmeceuticals, Inc.                     17,329          --
     Universal American Corp.                         285,885   2,444,317
*    Urologix, Inc.                                   122,426      59,989
*    Uroplasty, Inc.                                   12,442      31,105
     US Physical Therapy, Inc.                         51,547   1,229,911
#    Utah Medical Products, Inc.                       16,465     729,893

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

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                     SHARES     VALUE+
                                                     ------- ------------
Health Care -- (Continued)
*    Vanguard Health Systems, Inc.                    49,831 $    729,028
*    Vascular Solutions, Inc.                         77,319    1,230,145
#*   VCA Antech, Inc.                                433,032   10,436,071
#*   Vical, Inc.                                      34,111      125,870
#*   ViroPharma, Inc.                                317,777    8,659,423
#*   Vision Sciences, Inc.                             4,525        4,570
#*   Volcano Corp.                                     8,402      170,477
#*   WellCare Health Plans, Inc.                       2,228      129,915
#    West Pharmaceutical Services, Inc.              166,178   10,612,127
#*   Wright Medical Group, Inc.                      216,006    5,063,181
#*   XenoPort, Inc.                                   34,270      212,817
     Xstelos Holdings, Inc.                           22,800       36,480
#*   Zalicus, Inc.                                    21,256       12,437
                                                             ------------
Total Health Care                                             517,598,152
                                                             ------------
Industrials -- (14.8%)
#    AAON, Inc.                                      105,207    2,988,931
     AAR Corp.                                       197,693    3,530,797
     ABM Industries, Inc.                            249,933    5,635,989
#*   Acacia Research Corp.                           198,477    4,727,722
#*   ACCO Brands Corp.                               232,143    1,566,965
#*   Accuride Corp.                                   10,547       54,212
     Aceto Corp.                                     130,471    1,356,898
     Acme United Corp.                                 7,500       96,000
#    Acorn Energy, Inc.                               81,749      613,117
*    Active Power, Inc.                               77,492      354,138
#    Actuant Corp. Class A                           365,245   11,432,168
#*   Adept Technology, Inc.                           63,689      205,715
#*   Advisory Board Co. (The)                        114,888    5,646,745
#*   Aegion Corp.                                    148,978    3,137,477
#*   AeroCentury Corp.                                 2,989       59,122
*    Aerosonic Corp.                                   7,498       58,035
#*   Aerovironment, Inc.                             136,499    2,642,621
*    Air Transport Services Group, Inc.              228,741    1,319,836
     Aircastle, Ltd.                                 213,426    2,979,427
     Alamo Group, Inc.                                55,458    2,222,202
#    Albany International Corp. Class A              133,800    3,886,890
#    Allegiant Travel Co.                             95,720    8,605,228
#    Alliant Techsystems, Inc.                       154,313   11,474,715
(o)  Allied Defense Group, Inc. (The)                 59,074      310,139
     Allied Motion Technologies, Inc.                 12,558       89,664
#    Altra Holdings, Inc.                            175,067    4,665,536
     AMERCO                                           73,467   11,806,147
#*   Ameresco, Inc. Class A                           71,092      523,948
     American Railcar Industries, Inc.               105,947    3,783,367
     American Science & Engineering, Inc.             39,344    2,536,901
#*   American Superconductor Corp.                    57,131      143,399
#*   American Woodmark Corp.                          44,246    1,488,878
     Ampco-Pittsburgh Corp.                           37,840      709,122
*    AMREP Corp.                                       6,950       62,898
     AO Smith Corp.                                   16,271    1,227,322
     Apogee Enterprises, Inc.                        142,406    3,628,505

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

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Applied Industrial Technologies, Inc.                   210,414 $ 8,889,991
*   ARC Document Solutions, Inc.                            153,447     492,565
#   Argan, Inc.                                              35,786     633,412
#   Arkansas Best Corp.                                     118,845   1,249,061
#*  Arotech Corp.                                            33,040      35,022
    Art's-Way Manufacturing Co., Inc.                           400       2,468
#*  Ascent Solar Technologies, Inc.                         100,796      64,509
#   Astec Industries, Inc.                                   94,020   3,086,677
#*  Astronics Corp.                                          54,784   1,522,995
*   AT Cross Co. Class A                                     50,422     636,326
*   Atlas Air Worldwide Holdings, Inc.                      126,392   4,727,061
*   Avalon Holdings Corp. Class A                            41,336     150,876
*   Avis Budget Group, Inc.                                 493,987  14,246,585
#   AZZ, Inc.                                               126,889   5,366,136
    Baltic Trading, Ltd.                                      4,731      16,417
#   Barnes Group, Inc.                                      273,656   7,599,427
    Barrett Business Services, Inc.                          40,530   2,145,658
#*  Beacon Roofing Supply, Inc.                             242,279   9,238,098
#   Belden, Inc.                                            221,720  10,957,402
#*  Blount International, Inc.                              245,385   3,408,398
*   BlueLinx Holdings, Inc.                                 119,501     347,748
#   Brady Corp. Class A                                     239,069   8,099,658
*   Breeze-Eastern Corp.                                     41,547     353,150
#   Briggs & Stratton Corp.                                 245,931   5,530,988
    Brink's Co. (The)                                       234,928   6,227,941
#*  Builders FirstSource, Inc.                              144,888     896,857
*   CAI International, Inc.                                  87,088   2,219,873
#*  Casella Waste Systems, Inc. Class A                     112,837     491,969
#*  CBIZ, Inc.                                              194,164   1,260,124
    CDI Corp.                                                67,588   1,059,104
    Ceco Environmental Corp.                                 63,831     741,078
#   Celadon Group, Inc.                                     117,347   1,970,256
#*  Chart Industries, Inc.                                  150,375  12,753,304
    Chicago Bridge & Iron Co. NV                             20,619   1,109,096
    Chicago Rivet & Machine Co.                               2,523      61,057
    CIRCOR International, Inc.                               79,297   3,753,127
#   CLARCOR, Inc.                                            74,653   3,859,560
    Coleman Cable, Inc.                                      32,553     488,295
*   Columbus McKinnon Corp.                                  88,470   1,661,467
    Comfort Systems USA, Inc.                               164,645   2,112,395
#*  Command Security Corp.                                    3,850       6,699
#*  Commercial Vehicle Group, Inc.                          164,750   1,154,897
    Compx International, Inc.                                 9,814     122,675
    Con-way, Inc.                                           279,981   9,463,358
    Conrad Industries, Inc.                                   6,600     177,870
#*  Consolidated Graphics, Inc.                              44,797   1,597,909
#   Corporate Executive Board Co. (The)                     159,245   8,975,048
    Courier Corp.                                            43,514     626,602
#   Covanta Holding Corp.                                    25,697     513,940
*   Covenant Transportation Group, Inc. Class A             158,118     877,555
#*  CPI Aerostructures, Inc.                                 24,865     229,007
*   CRA International, Inc.                                  38,940     718,054

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

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Cubic Corp.                                             117,244 $ 5,037,975
    Curtiss-Wright Corp.                                    207,494   6,814,103
#   Deluxe Corp.                                            253,480   9,667,727
*   DigitalGlobe, Inc.                                      367,634  10,731,236
*   DLH Holdings Corp.                                        1,653       1,339
*   Dolan Co. (The)                                         109,295     189,080
    Douglas Dynamics, Inc.                                  103,984   1,454,736
*   Ducommun, Inc.                                           50,906   1,246,688
*   DXP Enterprises, Inc.                                    65,570   4,385,322
*   Dycom Industries, Inc.                                  160,182   3,094,716
#   Dynamic Materials Corp.                                  54,594     866,953
#*  Eagle Bulk Shipping, Inc.                                59,714     210,193
    Eastern Co. (The)                                        20,021     334,951
#*  Echo Global Logistics, Inc.                              43,168     748,965
    Ecology and Environment, Inc. Class A                    10,494     129,706
#   EMCOR Group, Inc.                                       306,181  11,451,169
    Encore Wire Corp.                                       102,695   3,363,261
#*  Energy Recovery, Inc.                                   148,769     544,495
*   EnergySolutions, Inc.                                   313,813   1,296,048
#*  EnerNOC, Inc.                                            90,782   1,590,501
*   EnerSys, Inc.                                           244,184  11,193,395
#*  Engility Holdings, Inc.                                   4,751     113,834
    Ennis, Inc.                                             115,545   1,775,927
#*  EnPro Industries, Inc.                                  117,996   5,814,843
*   Environmental Tectonics Corp.                             7,400      12,284
    ESCO Technologies, Inc.                                 125,008   4,496,538
#   Espey Manufacturing & Electronics Corp.                  10,959     276,605
*   Esterline Technologies Corp.                            146,178  10,969,197
#*  Excel Maritime Carriers, Ltd.                           290,639     119,162
    Exelis, Inc.                                            733,928   8,197,976
    Exponent, Inc.                                           60,053   3,164,793
*   Federal Signal Corp.                                    311,167   2,414,656
#*  Flow International Corp.                                206,978     757,539
    Forward Air Corp.                                       144,018   5,312,824
*   Franklin Covey Co.                                      113,617   1,599,727
    Franklin Electric Co., Inc.                             215,692   6,981,950
    FreightCar America, Inc.                                 51,678   1,079,037
*   Frozen Food Express Industries                          155,948     198,054
#*  FTI Consulting, Inc.                                    164,708   5,455,129
#*  Fuel Tech, Inc.                                          95,412     381,648
*   Furmanite Corp.                                         183,666   1,166,279
    G&K Services, Inc. Class A                               84,777   3,983,671
    GATX Corp.                                              215,182  10,963,523
#*  Genco Shipping & Trading, Ltd.                          144,051     246,327
*   Gencor Industries, Inc.                                   5,287      36,586
#*  GenCorp, Inc.                                           228,340   2,984,404
#   Generac Holdings, Inc.                                  240,144   8,628,374
*   General Cable Corp.                                     253,598   8,744,059
*   Gibraltar Industries, Inc.                              142,377   2,662,450
#   Global Power Equipment Group, Inc.                       41,097     678,100
*   Goldfield Corp. (The)                                    62,419     193,499
#   Gorman-Rupp Co. (The)                                    87,932   2,484,079

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
*   GP Strategies Corp.                                      87,940 $ 1,939,077
#   Graham Corp.                                             42,776   1,039,457
    Granite Construction, Inc.                              189,420   5,241,251
    Great Lakes Dredge & Dock Corp.                         286,793   1,984,608
#*  Greenbrier Cos., Inc.                                   120,895   2,727,391
    Griffon Corp.                                           249,940   2,574,382
    H&E Equipment Services, Inc.                            174,057   3,543,801
    Hardinge, Inc.                                           49,414     667,089
    Harsco Corp.                                            392,273   8,563,320
#*  Hawaiian Holdings, Inc.                                 250,708   1,376,387
#   Heartland Express, Inc.                                 417,269   5,662,340
#   HEICO Corp.                                             104,977   4,620,038
    HEICO Corp. Class A                                     119,244   4,032,832
#   Heidrick & Struggles International, Inc.                 76,702   1,014,000
#*  Heritage-Crystal Clean, Inc.                              4,651      72,323
#   Herman Miller, Inc.                                     287,615   7,216,260
#*  Hexcel Corp.                                            189,429   5,777,584
*   Hill International, Inc.                                142,630     392,233
#   HNI Corp.                                               205,368   7,070,820
*   Horizon Lines, Inc. Class A                               4,998       6,997
#   Houston Wire & Cable Co.                                 82,411   1,122,438
#*  Hub Group, Inc. Class A                                 177,553   6,507,317
*   Hudson Global, Inc.                                     120,105     396,347
#*  Hudson Technologies, Inc.                                 3,900      15,756
    Huntington Ingalls Industries, Inc.                     227,971  12,059,666
*   Hurco Cos., Inc.                                         24,776     664,740
*   Huron Consulting Group, Inc.                            105,266   4,398,013
*   Huttig Building Products, Inc.                          100,706     236,659
    Hyster-Yale Materials Handling, Inc.                     54,046   2,820,661
*   ICF International, Inc.                                  78,428   2,126,183
#*  II-VI, Inc.                                             253,878   3,927,493
#*  InnerWorkings, Inc.                                     127,815   1,287,097
*   Innotrac Corp.                                           16,000      61,440
#   Innovative Solutions & Support, Inc.                     46,017     404,489
    Insperity, Inc.                                         124,336   3,435,404
    Insteel Industries, Inc.                                 71,299   1,182,137
*   Integrated Electrical Services, Inc.                     30,483     177,716
*   Intelligent Systems Corp.                                32,937      47,759
#   Interface, Inc.                                         340,927   5,707,118
    International Shipholding Corp.                          18,655     336,909
#   Intersections, Inc.                                      90,158     861,910
    ITT Corp.                                               239,815   6,618,894
#*  JetBlue Airways Corp.                                 1,322,800   9,114,092
#   John Bean Technologies Corp.                            142,756   2,960,759
*   JPS Industries, Inc.                                      8,700      54,810
    Kadant, Inc.                                             37,897   1,048,610
#   Kaman Corp.                                             121,440   4,103,458
#   KAR Auction Services, Inc.                               46,903   1,049,220
#   Kaydon Corp.                                            158,139   3,770,034
#   Kelly Services, Inc. Class A                            162,258   2,761,631
    Kelly Services, Inc. Class B                                350       6,214
*   Key Technology, Inc.                                     20,756     259,035

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Kforce, Inc.                                            170,378 $ 2,576,115
    Kimball International, Inc. Class B                     131,015   1,204,028
#   Knight Transportation, Inc.                             409,415   6,395,062
#   Knoll, Inc.                                             240,929   3,748,855
*   Korn/Ferry International                                206,603   3,419,280
#*  Kratos Defense & Security Solutions, Inc.               118,056     600,905
    Lawson Products, Inc.                                    33,860     479,119
#*  Layne Christensen Co.                                    84,735   1,731,136
    LB Foster Co. Class A                                    45,127   1,992,357
#   Lennox International, Inc.                               24,946   1,546,652
#   Lindsay Corp.                                            64,257   4,936,223
#*  LMI Aerospace, Inc.                                      50,099   1,071,618
    LS Starrett Co. (The) Class A                            24,736     264,675
#   LSI Industries, Inc.                                     94,390     664,506
*   Luna Innovations, Inc.                                    6,456       8,328
*   Lydall, Inc.                                             63,864     915,810
*   Magnetek, Inc.                                           38,959     608,150
*   Manitex International, Inc.                               6,890      69,796
#   Manitowoc Co., Inc. (The)                               650,586  12,204,993
    Marten Transport, Ltd.                                   94,157   1,917,978
#*  MasTec, Inc.                                            381,854  10,615,541
    Mastech Holdings, Inc.                                      418       3,051
#   Matson, Inc.                                            205,124   4,828,619
    McGrath RentCorp                                        100,007   3,106,217
*   Meritor, Inc.                                           163,271     946,972
    Met-Pro Corp.                                            58,590     785,106
*   Metalico, Inc.                                          162,485     242,103
*   Mfri, Inc.                                               18,405     134,357
    Michael Baker Corp.                                      28,961     705,200
#*  Middleby Corp.                                           78,446  11,733,953
#   Miller Industries, Inc.                                  57,987     876,184
#   Mine Safety Appliances Co.                              178,566   8,571,168
#*  Mistras Group, Inc.                                     110,517   2,094,297
*   Mobile Mini, Inc.                                       206,320   5,803,782
*   Moog, Inc. Class A                                      187,691   8,673,201
#*  Moog, Inc. Class B                                       10,012     459,050
    Mueller Industries, Inc.                                175,509   9,087,856
    Mueller Water Products, Inc. Class A                    775,718   4,592,251
    Multi-Color Corp.                                        52,622   1,360,805
#*  MYR Group, Inc.                                         111,127   2,533,696
#   National Presto Industries, Inc.                         27,933   2,094,975
*   National Technical Systems, Inc.                         26,035     250,457
*   Navigant Consulting, Inc.                               201,379   2,483,003
#*  Navistar International Corp.                             62,273   2,062,482
*   NCI Building Systems, Inc.                               22,318     382,084
#   NL Industries, Inc.                                     150,263   1,693,464
*   NN, Inc.                                                 77,558     698,798
#*  Nortek, Inc.                                              1,844     132,510
*   Northwest Pipe Co.                                       38,919   1,062,100
#*  Ocean Power Technologies, Inc.                           34,916      53,771
#*  Odyssey Marine Exploration, Inc.                        125,767     371,013
#   Omega Flex, Inc.                                         25,792     347,418

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#*  On Assignment, Inc.                                     265,087 $6,433,661
#*  Orbit International Corp.                                 1,977      6,989
*   Orbital Sciences Corp.                                  248,835  4,484,007
*   Orion Energy Systems, Inc.                               59,525    142,860
*   Orion Marine Group, Inc.                                 68,749    629,741
*   Oshkosh Corp.                                             8,460    332,140
*   Pacer International, Inc.                               149,105    848,407
    PAM Transportation Services, Inc.                        32,028    334,372
*   Park-Ohio Holdings Corp.                                 57,186  2,103,301
*   Patrick Industries, Inc.                                 50,163  1,016,302
#*  Patriot Transportation Holding, Inc.                     38,246  1,107,222
*   Pendrell Corp.                                           54,087     91,407
*   PGT, Inc.                                               125,665    967,620
    Pike Electric Corp.                                     150,798  2,356,973
#*  Plug Power, Inc.                                         66,963     10,714
#*  PMFG, Inc.                                               35,785    206,122
#*  Polypore International, Inc.                            218,658  9,168,330
#*  Powell Industries, Inc.                                  53,896  2,653,839
*   PowerSecure International, Inc.                          82,552  1,130,962
    Preformed Line Products Co.                              22,931  1,845,945
#   Primoris Services Corp.                                 251,302  5,538,696
    Providence and Worcester Railroad Co.                     5,591     86,241
#   Quad/Graphics, Inc.                                         700     14,630
#*  Quality Distribution, Inc.                              115,424    918,775
#   Quanex Building Products Corp.                          182,487  2,969,063
#   Raven Industries, Inc.                                  137,632  4,617,554
*   RBC Bearings, Inc.                                      103,182  4,963,054
#   RCM Technologies, Inc.                                  146,273    826,442
#*  Real Goods Solar, Inc. Class A                            2,817      5,521
*   Republic Airways Holdings, Inc.                         239,819  2,683,575
    Resources Connection, Inc.                              205,707  2,336,832
*   Roadrunner Transportation Systems, Inc.                  78,278  1,762,038
*   RPX Corp.                                                27,903    374,179
#   RR Donnelley & Sons Co.                                 369,718  4,551,229
#*  Rush Enterprises, Inc. Class A                          127,937  2,928,478
*   Rush Enterprises, Inc. Class B                           37,831    749,054
*   Saia, Inc.                                               78,779  3,223,637
    Schawk, Inc.                                             83,926    854,367
*   Schuff International, Inc.                                6,400     78,080
    Servotronics, Inc.                                        1,500     11,145
    SIFCO Industries, Inc.                                   16,765    286,346
#   Simpson Manufacturing Co., Inc.                         237,470  6,824,888
#   SkyWest, Inc.                                           248,431  3,555,048
    SL Industries, Inc.                                      20,285    389,472
    SmartPros, Ltd.                                          10,300     15,656
*   Sparton Corp.                                            37,944    527,042
*   Spirit Airlines, Inc.                                   240,339  6,417,051
#*  Standard Parking Corp.                                   65,627  1,410,324
*   Standard Register Co. (The)                             149,668    103,271
    Standex International Corp.                              59,459  3,145,381
    Steelcase, Inc. Class A                                 423,637  5,380,190
*   Sterling Construction Co., Inc.                          57,288    579,755

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Sun Hydraulics Corp.                                    113,956 $ 3,732,059
*   Supreme Industries, Inc. Class A                        107,845     483,146
#*  Swift Transportation Co.                                426,806   5,983,820
    Sypris Solutions, Inc.                                  285,243     912,778
#   TAL International Group, Inc.                           173,732   7,192,505
#*  Taser International, Inc.                               257,819   2,271,385
#*  Team, Inc.                                               99,815   3,868,829
*   Tecumseh Products Co. Class A                            47,621     423,827
*   Tecumseh Products Co. Class B                             4,097      33,227
*   Tel-Instrument Electronics Corp.                          8,400      29,526
*   Teledyne Technologies, Inc.                             124,954   9,379,047
#   Tennant Co.                                              87,131   4,166,604
#*  Tetra Tech, Inc.                                        316,075   8,309,612
#   Textainer Group Holdings, Ltd.                          194,110   7,506,234
*   Thermon Group Holdings, Inc.                             18,565     363,874
#   Titan International, Inc.                               238,875   5,329,301
#*  Titan Machinery, Inc.                                    99,135   2,236,486
#*  TMS International Corp. Class A                          10,939     157,959
    Toro Co. (The)                                          239,432  10,776,834
*   Transcat, Inc.                                            5,600      40,040
*   TRC Cos., Inc.                                          357,086   2,156,799
#*  Trex Co., Inc.                                           14,355     698,801
*   Trimas Corp.                                            197,715   6,030,307
    Trinity Industries, Inc.                                140,469   5,929,196
    Triumph Group, Inc.                                      26,860   2,146,114
#*  TrueBlue, Inc.                                          198,933   4,121,892
*   Tufco Technologies, Inc.                                  4,700      23,853
#*  Tutor Perini Corp.                                      179,685   2,954,021
    Twin Disc, Inc.                                          41,464     884,012
*   Ultralife Corp.                                          60,836     239,694
    UniFirst Corp.                                           73,441   6,686,803
#   United Stationers, Inc.                                 204,286   6,633,166
    Universal Forest Products, Inc.                          97,330   3,756,938
*   Universal Power Group, Inc.                               9,833      17,355
*   Universal Security Instruments, Inc.                      1,595       7,600
#*  Universal Truckload Services, Inc.                       46,075   1,162,933
#*  US Airways Group, Inc.                                  795,980  13,452,062
    US Ecology, Inc.                                         85,774   2,333,053
*   USA Truck, Inc.                                          29,426     150,955
#*  USG Corp.                                               199,101   5,174,635
#   UTi Worldwide, Inc.                                     488,624   7,177,887
*   Versar, Inc.                                             27,782     121,685
    Viad Corp.                                               99,304   2,586,869
*   Vicor Corp.                                             100,246     538,321
*   Virco Manufacturing Corp.                                30,131      61,166
*   Volt Information Sciences, Inc.                         119,747     969,951
    VSE Corp.                                                11,278     343,866
#*  Wabash National Corp.                                   335,465   3,163,435
#   Watsco, Inc.                                             16,515   1,393,536
    Watsco, Inc. Class B                                     12,022   1,013,635
    Watts Water Technologies, Inc. Class A                  140,480   6,610,989
#   Werner Enterprises, Inc.                                375,963   8,632,110

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
#*  Wesco Aircraft Holdings, Inc.                           25,593 $    422,540
*   Willdan Group, Inc.                                      9,040       21,108
*   Willis Lease Finance Corp.                              26,350      373,907
    Woodward, Inc.                                          13,471      484,821
#   WSI Industries, Inc.                                     1,900        9,728
#*  XPO Logistics, Inc.                                     50,608      825,416
                                                                   ------------
Total Industrials                                                   992,439,603
                                                                   ------------
Information Technology -- (14.0%)
#*  3D Systems Corp.                                       284,849   10,892,626
#*  Accelrys, Inc.                                         270,765    2,667,035
*   ACI Worldwide, Inc.                                    121,423    5,708,095
#*  Active Network, Inc. (The)                              20,557      103,402
#*  Actuate Corp.                                          231,640    1,422,270
#*  Acxiom Corp.                                           370,497    7,369,185
*   ADDvantage Technologies Group, Inc.                      6,085       14,361
#   ADTRAN, Inc.                                           155,511    3,265,731
*   Advanced Energy Industries, Inc.                       196,523    3,336,961
*   Advanced Photonix, Inc. Class A                          3,313        1,557
#*  Advent Software, Inc.                                  239,141    6,944,655
*   Aehr Test Systems                                       11,205       11,205
*   Aeroflex Holding Corp.                                  98,632      733,822
*   Aetrium, Inc.                                            7,219        5,631
*   Agilysys, Inc.                                         109,333    1,277,009
*   Alpha & Omega Semiconductor, Ltd.                       15,353      111,156
#   American Software, Inc. Class A                        103,442      859,603
#*  Amkor Technology, Inc.                                 684,883    2,897,055
*   Amtech Systems, Inc.                                    35,270      130,852
*   ANADIGICS, Inc.                                        265,907      558,405
*   Analysts International Corp.                            60,790      215,804
*   Anaren, Inc.                                            62,532    1,463,874
#   Anixter International, Inc.                            161,603   11,593,399
    AOL, Inc.                                               73,747    2,849,584
#*  Applied Micro Circuits Corp.                           263,957    1,969,119
*   ARRIS Group, Inc.                                      590,833    9,754,653
#*  Aruba Networks, Inc.                                       776       17,452
#*  AsiaInfo-Linkage, Inc.                                 129,671    1,488,623
*   Aspen Technology, Inc.                                 226,186    6,894,149
*   Astea International, Inc.                                2,800        8,904
    Astro-Med, Inc.                                         30,318      298,935
*   ATMI, Inc.                                             150,296    3,268,938
*   Autobytel, Inc.                                        141,737      622,225
#*  AVG Technologies NV                                      1,271       20,743
*   Aviat Networks, Inc.                                   234,019      748,861
*   Avid Technology, Inc.                                  135,643      893,887
    AVX Corp.                                                1,370       15,495
    Aware, Inc.                                             66,535      321,364
*   Axcelis Technologies, Inc.                             373,772      485,904
*   AXT, Inc.                                              182,535      523,875
#   Badger Meter, Inc.                                      68,767    3,003,743
*   Bankrate, Inc.                                           9,913      133,627
    Bel Fuse, Inc. Class A                                   8,954      117,521

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                      SHARES    VALUE+
                                                      ------- -----------
Information Technology -- (Continued)
      Bel Fuse, Inc. Class B                           34,433 $   506,854
*     Benchmark Electronics, Inc.                     243,068   4,336,333
      Black Box Corp.                                  68,151   1,480,240
#     Blackbaud, Inc.                                 103,793   3,042,173
*     Blonder Tongue Laboratories                      22,536      21,635
*     Blucora, Inc.                                   203,704   3,008,708
      Bogen Communications International               11,900      23,800
(o)   Bogen Corp                                       11,900          --
#     Booz Allen Hamilton Holding Corp.               101,959   1,548,757
#*    Bottomline Technologies de, Inc.                187,667   4,916,875
#*    BroadVision, Inc.                                15,154     131,385
      Brooks Automation, Inc.                         299,755   2,913,619
*     Bsquare Corp.                                    35,768     110,523
*     BTU International, Inc.                          20,326      46,750
*     Cabot Microelectronics Corp.                    111,433   3,734,120
*     CACI International, Inc. Class A                119,641   6,997,802
*     CalAmp Corp.                                    425,510   4,735,926
#*    Calix, Inc.                                     182,794   1,559,233
#*    Cardtronics, Inc.                               201,456   5,642,783
*     Cascade Microtech, Inc.                          51,723     354,820
#     Cass Information Systems, Inc.                   38,812   1,622,342
#*    Ceva, Inc.                                       94,104   1,436,027
*     Checkpoint Systems, Inc.                        138,346   1,600,663
*     China Information Technology, Inc.               55,389      74,775
*     Chyron International Corp.                        1,822       2,259
*     CIBER, Inc.                                     343,633   1,463,877
#*    Cirrus Logic, Inc.                               87,103   1,681,959
*     Clearfield, Inc.                                 82,011     576,537
      Cognex Corp.                                    211,692   8,404,172
#*    Cogo Group, Inc.                                 19,733      37,690
      Coherent, Inc.                                  103,500   5,788,755
      Cohu, Inc.                                       94,073     900,279
(o)#  Commerce One LLC                                 45,000          --
      Communications Systems, Inc.                     30,513     296,891
#*    CommVault Systems, Inc.                         126,827   9,326,858
      Computer Task Group, Inc.                        87,373   1,792,894
#*    Compuware Corp.                                 995,933  11,951,196
#*    comScore, Inc.                                   36,030     582,605
      Comtech Telecommunications Corp.                 99,951   2,459,794
#*    Comverse, Inc.                                   13,233     351,071
      Concurrent Computer Corp.                        38,899     273,849
*     Constant Contact, Inc.                           45,462     664,200
      Convergys Corp.                                 527,042   8,970,255
*     CoreLogic, Inc.                                 240,593   6,563,377
#*    CoStar Group, Inc.                               80,918   8,772,320
#*    Cray, Inc.                                      202,492   4,284,731
#     Crexendo, Inc.                                   23,717      58,107
*     CSG Systems International, Inc.                 158,878   3,433,354
      CSP, Inc.                                         8,385      46,118
      CTS Corp.                                       112,384   1,196,890
#*    CVD Equipment Corp.                              10,329     107,318
*     CyberOptics Corp.                                28,233     157,822

U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Cymer, Inc.                                             144,305 $15,117,392
#   Cypress Semiconductor Corp.                             180,953   1,825,816
    Daktronics, Inc.                                        197,112   1,969,149
*   Data I/O Corp.                                            7,300      12,191
*   Datalink Corp.                                           81,244     909,120
*   Dataram Corp.                                            11,830      24,725
#*  Datawatch Corp.                                           3,832      48,283
#*  Dealertrack Technologies, Inc.                          207,614   5,782,050
#*  Demand Media, Inc.                                       84,075     728,089
#*  Dice Holdings, Inc.                                     315,856   2,665,825
#   Diebold, Inc.                                           155,191   4,545,544
*   Digi International, Inc.                                111,269   1,014,773
    Digimarc Corp.                                           27,972     613,706
*   Digital River, Inc.                                     140,852   2,039,537
*   Diodes, Inc.                                            185,724   3,762,768
#*  Document Security Systems, Inc.                          11,826      36,069
*   Dot Hill Systems Corp.                                  691,220   1,043,742
*   DSP Group, Inc.                                          96,572     779,336
#*  DTS, Inc.                                                72,089   1,209,653
*   Dynamics Research Corp.                                  93,697     547,190
    EarthLink, Inc.                                         476,269   2,709,971
#   Ebix, Inc.                                              169,396   3,152,460
#*  Echelon Corp.                                            48,148     106,407
*   EchoStar Corp. Class A                                   19,459     764,155
*   Edgewater Technology, Inc.                               43,768     168,944
#*  Elecsys Corp.                                            10,067      58,993
#   Electro Rent Corp.                                       98,482   1,631,847
    Electro Scientific Industries, Inc.                     121,868   1,313,737
*   Electronics for Imaging, Inc.                           233,270   6,232,974
#*  Ellie Mae, Inc.                                           4,915     127,888
    eMagin Corp.                                             63,552     226,881
#*  Emcore Corp.                                             97,022     423,986
*   Emulex Corp.                                            368,492   2,210,952
*   Entegris, Inc.                                          709,879   6,729,653
#*  Entropic Communications, Inc.                           327,784   1,389,804
*   Envestnet, Inc.                                          15,866     289,079
*   EPAM Systems, Inc.                                        3,777      81,206
    EPIQ Systems, Inc.                                      138,533   1,935,306
    ePlus, Inc.                                              19,243     875,172
#*  Euronet Worldwide, Inc.                                 247,987   7,571,043
    Evolving Systems, Inc.                                    5,500      31,570
*   Exar Corp.                                              215,418   2,322,206
#*  ExlService Holdings, Inc.                               158,939   5,184,590
#*  Extreme Networks                                        448,529   1,493,602
*   Fabrinet                                                 37,307     512,225
#   Fair Isaac Corp.                                        173,922   8,101,287
*   Fairchild Semiconductor International, Inc.             617,686   7,968,149
#*  FalconStor Software, Inc.                               137,274     226,502
#*  FARO Technologies, Inc.                                  66,966   2,597,611
#   FEI Co.                                                 177,398  11,332,184
#*  Finisar Corp.                                           342,119   4,392,808
#*  First Solar, Inc.                                        56,090   2,611,550

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   FormFactor, Inc.                                        194,334 $  961,953
    Forrester Research, Inc.                                 95,747  3,432,530
    Frequency Electronics, Inc.                              47,309    474,036
#*  Fusion-io, Inc.                                          54,440  1,022,383
*   Giga-tronics, Inc.                                        3,942      5,992
*   GigOptix, Inc.                                           17,782     17,071
*   Global Cash Access Holdings, Inc.                       320,918  2,288,145
    Globalscape, Inc.                                        11,073     17,938
*   Globecomm Systems, Inc.                                 143,348  1,756,013
*   GSE Systems, Inc.                                        72,970    137,913
*   GSI Group, Inc.                                          66,177    565,152
*   GSI Technology, Inc.                                     98,542    614,902
#*  GT Advanced Technologies, Inc.                          495,965  1,949,142
#*  Guidance Software, Inc.                                  48,882    514,239
#*  Guidewire Software, Inc.                                 30,615  1,227,049
    Hackett Group, Inc. (The)                               154,717    755,019
*   Harmonic, Inc.                                          422,182  2,397,994
*   Hauppauge Digital, Inc.                                  32,277     31,631
#   Heartland Payment Systems, Inc.                         184,230  6,059,325
#*  Higher One Holdings, Inc.                                29,137    287,291
#*  Hittite Microwave Corp.                                  78,473  4,403,120
*   Hutchinson Technology, Inc.                             100,148    280,414
*   ID Systems, Inc.                                         38,571    208,283
#*  Identive Group, Inc.                                    128,478    122,054
*   IEC Electronics Corp.                                    33,539    193,185
*   iGATE Corp.                                             281,872  4,704,444
*   iGO, Inc.                                                 8,757     21,805
*   Ikanos Communications, Inc.                             218,977    356,933
*   Imation Corp.                                           143,848    529,361
#*  Immersion Corp.                                          91,211    965,924
#*  Infinera Corp.                                          488,473  4,112,943
*   Infosonics Corp.                                         34,050     17,066
#*  Innodata, Inc.                                           80,576    264,289
#*  Inphi Corp.                                              43,752    411,706
*   Insight Enterprises, Inc.                               195,969  3,550,958
*   Integrated Device Technology, Inc.                      728,099  5,176,784
*   Integrated Silicon Solution, Inc.                       140,733  1,290,522
*   Intellicheck Mobilisa, Inc.                              61,334     31,280
#*  Interactive Intelligence Group, Inc.                     70,851  2,935,357
#   InterDigital, Inc.                                      126,387  5,612,847
#*  Intermec, Inc.                                          172,259  1,695,029
*   Internap Network Services Corp.                         319,865  2,552,523
#*  International Rectifier Corp.                           245,214  5,200,989
*   Internet Patents Corp.                                    1,533      5,733
*   Interphase Corp.                                         23,732     56,482
    Intersil Corp. Class A                                  574,786  4,460,339
    inTEST Corp.                                             43,077    124,923
#*  Intevac, Inc.                                            80,753    365,811
*   IntraLinks Holdings, Inc.                                 5,908     33,794
*   IntriCon Corp.                                           23,513     94,757
#*  Ipass, Inc.                                             479,670    925,763
*   Iteris, Inc.                                             19,424     30,301

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Itron, Inc.                                             188,656 $ 7,480,210
#*  Ixia                                                    363,132   5,980,784
    IXYS Corp.                                              126,777   1,148,600
#   j2 Global, Inc.                                         227,514   9,259,820
*   Kemet Corp.                                             154,026     959,582
#*  Key Tronic Corp.                                         50,515     570,819
#   Keynote Systems, Inc.                                    69,138     775,037
*   KIT Digital, Inc.                                       165,559      50,496
#*  Kopin Corp.                                             264,145     874,320
*   Kulicke & Soffa Industries, Inc.                        369,697   4,273,697
#*  KVH Industries, Inc.                                     61,773     816,021
*   Lantronix, Inc.                                           2,333       4,759
*   Lattice Semiconductor Corp.                             600,191   2,790,888
    Lender Processing Services, Inc.                        277,225   7,690,221
#   Lexmark International, Inc. Class A                      78,166   2,369,211
*   LGL Group, Inc. (The)                                     7,103      36,936
*   Lightpath Technologies, Inc. Class A                      1,850       1,332
#*  Limelight Networks, Inc.                                393,678     759,799
*   Lionbridge Technologies, Inc.                           223,693     765,030
#*  Liquidity Services, Inc.                                  2,870      94,423
#   Littelfuse, Inc.                                        109,736   7,661,768
#*  LogMeIn, Inc.                                             2,755      62,208
*   LoJack Corp.                                             88,416     310,340
#*  LTX-Credence Corp.                                      319,926   1,887,563
*   Magnachip Semiconductor Corp.                           175,420   2,813,737
*   Management Network Group, Inc.                           42,154     125,197
*   Manhattan Associates, Inc.                               97,325   6,833,188
#   ManTech International Corp. Class A                      86,509   2,308,925
#   Marchex, Inc. Class B                                    96,761     399,623
#*  Market Leader, Inc.                                      91,457     916,399
#*  Mattersight Corp.                                        26,897     125,878
#*  Mattson Technology, Inc.                                142,298     219,139
#   MAXIMUS, Inc.                                           157,974  12,588,948
#*  MaxLinear, Inc. Class A                                   7,724      48,121
#*  Maxwell Technologies, Inc.                               13,977      85,260
#*  Measurement Specialties, Inc.                            70,703   3,023,967
#*  MEMC Electronic Materials, Inc.                         950,096   5,130,518
*   MEMSIC, Inc.                                             13,970      56,858
#   Mentor Graphics Corp.                                   661,422  12,077,566
#*  Mercury Systems, Inc.                                   226,389   1,749,987
#   Mesa Laboratories, Inc.                                  14,839     732,453
    Methode Electronics, Inc.                               226,827   3,261,772
#   Micrel, Inc.                                            288,993   2,907,270
#*  Microsemi Corp.                                         461,236   9,593,709
#*  Mindspeed Technologies, Inc.                            172,165     394,258
    MKS Instruments, Inc.                                   259,785   6,980,423
#   MOCON, Inc.                                              23,794     345,013
*   ModusLink Global Solutions, Inc.                        156,445     438,046
#*  MoneyGram International, Inc.                            33,702     556,420
    Monolithic Power Systems, Inc.                          188,761   4,552,915
    Monotype Imaging Holdings, Inc.                         168,526   3,908,118
#*  Monster Worldwide, Inc.                                 174,254     763,233

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- ----------
Information Technology -- (Continued)
#*  MoSys, Inc.                                             119,974 $  542,282
*   Move, Inc.                                              206,943  2,361,220
    MRV Communications, Inc.                                 34,710    334,951
#   MTS Systems Corp.                                        78,333  4,774,396
#*  Multi-Fineline Electronix, Inc.                          96,276  1,467,246
#*  Nanometrics, Inc.                                       173,921  2,440,112
*   NAPCO Security Technologies, Inc.                        34,854    147,781
*   NCI, Inc. Class A                                        28,077    118,485
#*  NETGEAR, Inc.                                           179,829  5,357,106
#*  Netlist, Inc.                                            78,133     44,380
#*  Netscout Systems, Inc.                                  206,193  4,703,262
#*  NeuStar, Inc. Class A                                   172,773  7,579,552
*   Newport Corp.                                           221,885  3,361,558
*   Newtek Business Services, Inc.                          148,095    302,114
#   NIC, Inc.                                               239,252  4,029,004
*   Novatel Wireless, Inc.                                  106,483    278,985
*   Numerex Corp. Class A                                    47,759    492,873
#*  Oclaro, Inc.                                            239,817    326,151
*   Official Payments Holdings, Inc.                         52,586    295,533
#*  OmniVision Technologies, Inc.                           218,204  2,926,116
*   Omtool, Ltd.                                              3,470     12,700
#*  Onvia, Inc.                                               2,306     10,700
#*  OpenTable, Inc.                                           1,082     59,932
*   Oplink Communications, Inc.                              80,015  1,313,846
    Optical Cable Corp.                                      26,264    109,784
#*  OSI Systems, Inc.                                        94,134  5,393,878
*   Overland Storage, Inc.                                   62,392     70,503
*   PAR Technology Corp.                                     35,625    149,269
    Park Electrochemical Corp.                               85,630  2,043,988
#*  Parkervision, Inc.                                       71,039    283,446
    PC Connection, Inc.                                      50,404    778,238
    PC-Tel, Inc.                                             58,100    387,527
*   PCM, Inc.                                                42,066    304,978
*   PDF Solutions, Inc.                                     115,183  1,970,781
    Perceptron, Inc.                                         32,719    228,706
*   Perficient, Inc.                                        145,348  1,523,247
*   Performance Technologies, Inc.                           38,515     32,353
*   Pericom Semiconductor Corp.                              89,400    577,524
*   Pfsweb, Inc.                                              6,817     29,040
*   Photronics, Inc.                                        296,964  2,343,046
#*  Pixelworks, Inc.                                         49,388    113,592
*   Planar Systems, Inc.                                    280,770    480,117
#   Plantronics, Inc.                                       208,001  9,114,604
#*  Plexus Corp.                                            145,902  3,934,977
#*  PLX Technology, Inc.                                    114,546    534,930
#*  PMC - Sierra, Inc.                                    1,047,069  6,031,117
#*  Polycom, Inc.                                           244,326  2,565,423
#   Power Integrations, Inc.                                129,394  5,358,206
*   Power-One, Inc.                                         434,100  2,743,512
#*  PRGX Global, Inc.                                        96,338    538,529
#*  Procera Networks, Inc.                                    7,989     88,598
#*  Progress Software Corp.                                 289,350  6,530,629

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   PROS Holdings, Inc.                                      18,690 $   484,445
#*  Pulse Electronics Corp.                                  19,070       6,217
#   QAD, Inc. Class A                                        47,305     571,444
#   QAD, Inc. Class B                                        13,168     138,527
#*  QLIK Technologies, Inc.                                 157,248   4,090,020
#*  QLogic Corp.                                            417,029   4,528,935
*   Qualstar Corp.                                           25,800      46,698
#*  Quantum Corp.                                           496,701     710,282
#*  QuickLogic Corp.                                         35,762      91,551
*   QuinStreet, Inc.                                         60,672     396,795
*   Radisys Corp.                                           125,621     623,080
#*  Rambus, Inc.                                             97,795     680,653
#*  RealD, Inc.                                              39,447     590,522
*   RealNetworks, Inc.                                      142,378   1,096,311
*   Reis, Inc.                                               40,187     644,198
*   Relm Wireless Corp.                                      30,643      72,930
#*  Remark Media, Inc.                                          436       1,417
#*  Research Frontiers, Inc.                                  4,300      17,845
#*  Responsys, Inc.                                          56,733     440,815
    RF Industries, Ltd.                                      32,143     192,537
#*  RF Micro Devices, Inc.                                1,435,490   8,053,099
    Richardson Electronics, Ltd.                             58,120     681,748
    Rimage Corp.                                             30,437     274,237
*   Rofin-Sinar Technologies, Inc.                          124,643   3,103,611
#*  Rogers Corp.                                             80,252   3,421,945
#*  Rosetta Stone, Inc.                                      78,199   1,323,909
#*  Rovi Corp.                                               88,441   2,068,635
#*  Rubicon Technology, Inc.                                 85,425     632,999
#*  Rudolph Technologies, Inc.                              311,455   3,634,680
*   Saba Software, Inc.                                      30,405     276,685
*   Sanmina Corp.                                           315,451   3,980,992
#*  Sapient Corp.                                           685,156   8,002,622
*   ScanSource, Inc.                                        109,060   3,159,468
*   Schmitt Industries, Inc.                                  2,366       6,507
*   Scientific Learning Corp.                                 9,751       9,751
*   Seachange International, Inc.                           159,354   1,730,584
*   Selectica, Inc.                                          10,332      85,756
#*  Semtech Corp.                                           332,179  10,652,981
*   Sevcon, Inc.                                              7,783      31,132
#*  ShoreTel, Inc.                                          167,439     604,455
*   Sigma Designs, Inc.                                     123,441     587,579
*   Sigmatron International, Inc.                             2,200       9,086
*   Silicon Graphics International Corp.                     98,302   1,277,926
#*  Silicon Image, Inc.                                     376,289   1,855,105
#*  Silicon Laboratories, Inc.                              205,454   8,158,578
#*  Smith Micro Software, Inc.                              119,075     166,705
*   SMTC Corp.                                               18,570      41,040
#*  Sonic Foundry, Inc.                                      10,310      72,273
#*  Sonus Networks, Inc.                                  1,366,271   2,869,169
    Soundbite Communications, Inc.                            2,200       6,732
#*  Sourcefire, Inc.                                          2,068      98,768
*   Spansion, Inc. Class A                                  257,429   3,344,003

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Spark Networks, Inc.                                     31,952 $   217,913
*   Spire Corp.                                              21,130      13,101
#*  SS&C Technologies Holdings, Inc.                        122,924   3,772,538
#*  Stamps.com, Inc.                                         67,797   2,294,250
*   StarTek, Inc.                                            50,089     347,117
#*  STEC, Inc.                                              184,015     667,974
*   STR Holdings, Inc.                                       47,450     106,762
#*  Stratasys, Ltd.                                          71,383   5,928,358
#*  SunPower Corp.                                           63,290     860,111
#*  Super Micro Computer, Inc.                              170,353   1,638,796
    Supertex, Inc.                                           46,643     983,234
*   support.com, Inc.                                       214,498     855,847
*   Sykes Enterprises, Inc.                                 180,012   2,770,385
*   Symmetricom, Inc.                                       329,857   1,715,256
#*  Synaptics, Inc.                                         168,874   6,962,675
#*  Synchronoss Technologies, Inc.                           64,466   1,826,966
#*  SYNNEX Corp.                                            180,705   6,252,393
#   Syntel, Inc.                                            122,280   7,724,428
#*  Take-Two Interactive Software, Inc.                     449,062   6,852,686
#*  Tech Data Corp.                                          54,799   2,560,757
    Technical Communications Corp.                              400       2,596
#*  TechTarget, Inc.                                        151,203     671,341
*   TeleCommunication Systems, Inc. Class A                 208,606     402,610
*   Telenav, Inc.                                            76,280     399,707
*   TeleTech Holdings, Inc.                                 247,186   5,262,590
    Tellabs, Inc.                                           215,195     445,454
    Telular Corp.                                            92,276   1,178,365
#   Tessco Technologies, Inc.                                35,657     728,829
    Tessera Technologies, Inc.                              252,417   5,141,734
#   TheStreet, Inc.                                          96,581     179,641
    Transact Technologies, Inc.                              30,291     227,485
#*  Transwitch Corp.                                         22,072       9,270
*   Travelzoo, Inc.                                           1,454      37,121
*   Trio Tech International                                   3,256       6,512
#*  TriQuint Semiconductor, Inc.                            644,664   3,764,838
    TSR, Inc.                                                 5,056      16,836
*   TTM Technologies, Inc.                                  281,360   2,034,233
*   Tyler Technologies, Inc.                                134,868   8,529,052
#   Ubiquiti Networks, Inc.                                  20,245     312,785
#*  Ultimate Software Group, Inc.                            48,942   4,727,308
*   Ultra Clean Holdings                                     86,106     539,024
*   Ultratech, Inc.                                         133,516   3,934,717
#*  Unisys Corp.                                            212,241   4,060,170
    United Online, Inc.                                     382,696   2,602,333
#*  Unwired Planet, Inc.                                    331,848     657,059
#*  USA Technologies, Inc.                                   16,830      35,175
*   UTStarcom Holdings Corp.                                 89,915     249,065
#*  ValueClick, Inc.                                        372,765  11,503,528
#*  Veeco Instruments, Inc.                                 191,813   7,302,321
*   Verint Systems, Inc.                                    256,654   8,479,848
*   ViaSat, Inc.                                            199,296   9,659,877
#*  Viasystems Group, Inc.                                   37,579     478,005

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U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   Vicon Industries, Inc.                                  14,689 $     49,208
*   Video Display Corp.                                     21,287       77,698
#*  Virtusa Corp.                                          126,491    2,809,365
#*  Vishay Intertechnology, Inc.                           644,340    9,046,534
#*  Vishay Precision Group, Inc.                            28,087      402,487
#*  VistaPrint NV                                          167,091    6,817,313
*   Volterra Semiconductor Corp.                           102,050    1,327,670
#*  Vringo, Inc.                                            19,360       54,595
    Wayside Technology Group, Inc.                           6,327       75,861
#*  Web.com Group, Inc.                                    237,498    4,132,465
*   WebMD Health Corp.                                      52,717    1,273,116
#*  WebMediaBrands, Inc.                                    22,428       38,800
#*  Websense, Inc.                                         178,070    3,176,769
*   Westell Technologies, Inc. Class A                     295,909      579,982
#*  WEX, Inc.                                               53,928    4,086,664
*   Wireless Ronin Technologies, Inc.                        7,439       10,787
*   Wireless Telecom Group, Inc.                            61,160      113,758
#*  WPCS International, Inc.                                34,365       12,371
*   XO Group, Inc.                                         124,446    1,401,262
    Xyratex, Ltd.                                           64,930      693,452
#*  Zebra Technologies Corp. Class A                       232,439   10,843,279
*   Zhone Technologies, Inc.                                49,121       49,121
#*  Zix Corp.                                              295,730    1,111,945
*   Zygo Corp.                                              80,557    1,205,133
                                                                   ------------
Total Information Technology                                        939,783,978
                                                                   ------------
Materials -- (4.8%)
    A Schulman, Inc.                                       144,980    3,765,131
*   AEP Industries, Inc.                                    25,530    1,968,363
#*  AM Castle & Co.                                         92,473    1,601,632
#   AMCOL International Corp.                              134,471    4,137,673
*   American Biltrite, Inc.                                     62       25,420
*   American Pacific Corp.                                  26,830      657,603
#   American Vanguard Corp.                                140,266    4,045,271
#*  Arabian American Development Co.                        28,849      219,541
    Axiall Corp.                                           169,275    8,878,474
#   Balchem Corp.                                          105,832    4,586,759
    Boise, Inc.                                            503,015    4,019,090
    Buckeye Technologies, Inc.                             187,022    7,030,157
#*  Calgon Carbon Corp.                                    269,659    4,594,989
*   Century Aluminum Co.                                   433,208    3,534,977
    Chase Corp.                                             27,069      525,139
*   Chemtura Corp.                                         494,655   10,516,365
#*  Clearwater Paper Corp.                                 115,890    5,333,258
*   Coeur d'Alene Mines Corp.                              230,078    3,506,389
    Commercial Metals Co.                                  590,490    8,632,964
#*  Contango ORE, Inc.                                       4,405       37,861
*   Continental Materials Corp.                                397        6,848
*   Core Molding Technologies, Inc.                         29,890      266,320
#   Deltic Timber Corp.                                     42,817    2,675,206
#   Detrex Corp.                                               500       13,000
#   Eagle Materials, Inc.                                  212,595   14,403,311

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CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Materials -- (Continued)
*   Ferro Corp.                                             328,611 $ 2,313,421
    Flamemaster Corp.                                           189       1,203
#*  Flotek Industries, Inc.                                 235,664   3,780,051
    Friedman Industries, Inc.                                27,735     264,037
#   FutureFuel Corp.                                         51,693     633,239
#*  General Moly, Inc.                                      262,950     489,087
#   Globe Specialty Metals, Inc.                            313,942   4,100,083
#   Gold Resource Corp.                                       2,596      26,583
#*  Golden Minerals Co.                                      51,086      92,977
*   Graphic Packaging Holding Co.                         1,295,284   9,740,536
#   Greif, Inc. Class A                                      14,489     697,935
#   Greif, Inc. Class B                                         258      13,362
#   Hawkins, Inc.                                            42,779   1,590,951
#   Haynes International, Inc.                               55,333   2,689,737
    HB Fuller Co.                                           251,598   9,535,564
*   Headwaters, Inc.                                        223,629   2,428,611
#   Hecla Mining Co.                                      1,313,198   4,464,873
*   Horsehead Holding Corp.                                 178,757   1,912,700
    Innophos Holdings, Inc.                                 104,201   5,346,553
    Innospec, Inc.                                          114,723   5,048,959
#   Intrepid Potash, Inc.                                   185,728   3,419,252
    Kaiser Aluminum Corp.                                    97,607   6,149,241
    KapStone Paper and Packaging Corp.                      234,689   6,942,101
#   KMG Chemicals, Inc.                                      42,573     781,640
#   Koppers Holdings, Inc.                                   94,030   4,128,857
#*  Kraton Performance Polymers, Inc.                       148,545   3,373,457
#   Kronos Worldwide, Inc.                                   67,505   1,193,488
*   Landec Corp.                                            130,352   1,748,020
*   Louisiana-Pacific Corp.                                 633,346  11,476,230
#*  LSB Industries, Inc.                                    111,726   3,648,971
#*  Material Sciences Corp.                                 232,910   2,436,239
    Materion Corp.                                           85,386   2,261,875
#*  McEwen Mining, Inc.                                     226,238     527,135
*   Mercer International, Inc.                              157,513     990,757
    Minerals Technologies, Inc.                             173,245   7,038,944
*   Mines Management, Inc.                                   58,244      46,013
*   Mod-Pac Corp.                                            28,616     238,944
    Myers Industries, Inc.                                  152,530   2,260,495
    Neenah Paper, Inc.                                       98,399   2,829,955
    Noranda Aluminum Holding Corp.                           87,899     334,895
*   Northern Technologies International Corp.                16,245     175,446
#   Olin Corp.                                              413,314   9,989,799
#   Olympic Steel, Inc.                                      42,434     848,680
*   OM Group, Inc.                                          157,927   3,864,474
*   OMNOVA Solutions, Inc.                                  217,681   1,451,932
*   Penford Corp.                                            49,927     549,197
    PH Glatfelter Co.                                       176,942   4,246,608
    PolyOne Corp.                                           496,230  11,180,062
#   Quaker Chemical Corp.                                    64,638   3,989,457
*   Resolute Forest Products, Inc.                           12,699     185,786
#*  Revett Minerals, Inc.                                     7,937      11,667
*   RTI International Metals, Inc.                          151,788   4,404,888

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Materials -- (Continued)
#      Schnitzer Steel Industries, Inc. Class A             83,999 $  2,060,495
#      Schweitzer-Mauduit International, Inc.              153,459    6,182,863
*      Senomyx, Inc.                                        60,712      124,460
       Sensient Technologies Corp.                         248,851    9,792,287
#      Stepan Co.                                          105,681    6,017,476
#*     Stillwater Mining Co.                               583,481    7,258,504
*      SunCoke Energy, Inc.                                193,175    2,922,738
       Synalloy Corp.                                       15,203      214,210
#*     Texas Industries, Inc.                              134,779    8,582,727
#      Tredegar Corp.                                       81,691    2,418,054
       Tronox, Ltd. Class A                                  3,631       74,581
#*     UFP Technologies, Inc.                                3,300       66,957
#*     United States Lime & Minerals, Inc.                  24,502    1,131,502
*      Universal Stainless & Alloy Products, Inc.           28,848    1,008,526
#      US Silica Holdings, Inc.                             18,518      378,323
#      Valhi, Inc.                                          84,462    1,380,109
#*     Verso Paper Corp.                                     9,552       11,558
       Vulcan International Corp.                              700       21,438
#      Walter Energy, Inc.                                     823       14,748
       Wausau Paper Corp.                                  329,594    3,355,267
*      Webco Industries, Inc.                                  600       69,600
       Westlake Chemical Corp.                              15,400    1,280,356
#      Worthington Industries, Inc.                        345,576   11,120,636
       Zep, Inc.                                            82,691    1,256,903
#*     Zoltek Cos., Inc.                                   148,277    1,958,739
                                                                   ------------
Total Materials                                                     321,579,765
                                                                   ------------
Other -- (0.0%)
(o)*   Allen Organ Co. Escrow Shares                           800           --
(o)*   Big 4 Ranch, Inc                                      3,200           --
(o)*   Brooklyn Federal Bancorp, Inc. Escrow Shares          5,100           --
(o)*   Concord Camera Corp. Escrow Shares                  113,476           --
(o)*   DLB Oil & Gas, Inc. Escrow Shares                     1,300           --
(o)*   First Commerce Bancorp Escrow Shares                  6,667        7,534
(o)*   FRD Acquisition Co Escrow Shares                    106,674           --
(o)#*  Gerber Scientific, Inc. Escrow Shares               166,622           --
(o)*   iGO, Inc. Escrow Shares                               4,100           --
(o)*   Petrocorp, Inc. Escrow Shares                         6,900          414
(o)*   Price Communications Liquidation Trust              159,870           --
(o)*   Voyager Learning Co. Escrow Shares                   72,800           --
                                                                   ------------
Total Other                                                               7,948
                                                                   ------------
Telecommunication Services -- (0.4%)
#*     8x8, Inc.                                            36,156      261,408
#      Alteva                                               24,398      254,227
       Atlantic Tele-Network, Inc.                          60,158    3,054,222
#*     Boingo Wireless, Inc.                                 1,363        8,491
*      Cbeyond, Inc.                                        98,114      861,441
#*     Cincinnati Bell, Inc.                               882,853    3,107,643
       Consolidated Communications Holdings, Inc.          164,532    3,032,325
*      General Communication, Inc. Class A                 271,241    2,633,750
#*     Hawaiian Telcom Holdco, Inc.                          4,984      120,463

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Telecommunication Services -- (Continued)
#   HickoryTech Corp.                                        56,468 $   580,491
    IDT Corp. Class B                                        84,811   1,254,355
#*  Iridium Communications, Inc.                            186,953   1,254,455
#*  Leap Wireless International, Inc.                       246,684   1,411,032
#   Lumos Networks Corp.                                     78,856   1,063,767
#   Neutral Tandem, Inc.                                    139,144     414,649
#*  NII Holdings, Inc.                                        1,574      13,694
#   NTELOS Holdings Corp.                                     6,471      95,253
*   ORBCOMM, Inc.                                           134,750     637,368
#*  Premiere Global Services, Inc.                          226,082   2,538,901
#   Primus Telecommunications Group, Inc.                     6,853      86,142
    Shenandoah Telecommunications Co.                        72,201   1,183,374
    USA Mobility, Inc.                                       88,098   1,195,490
#*  Vonage Holdings Corp.                                   700,846   2,137,580
                                                                    -----------
Total Telecommunication Services                                     27,200,521
                                                                    -----------
Utilities -- (3.0%)
#   ALLETE, Inc.                                            184,915   9,495,385
    American States Water Co.                                97,791   5,425,445
#   Artesian Resources Corp. Class A                         18,254     430,247
#   Atlantic Power Corp.                                    261,139   1,227,353
    Avista Corp.                                            299,221   8,393,149
#   Black Hills Corp.                                       218,951  10,266,612
*   Cadiz, Inc.                                              14,035      82,666
    California Water Service Group                          226,518   4,541,686
    CH Energy Group, Inc.                                    59,619   3,873,446
    Chesapeake Utilities Corp.                               46,504   2,481,453
#   Cleco Corp.                                             108,326   5,364,304
#   Connecticut Water Service, Inc.                          40,673   1,158,367
#   Consolidated Water Co., Ltd.                             23,697     236,259
#   Delta Natural Gas Co., Inc.                              15,455     335,064
*   Dynegy, Inc.                                             44,227   1,092,849
#   El Paso Electric Co.                                    198,565   7,438,245
    Empire District Electric Co. (The)                      204,408   4,715,693
#   Gas Natural, Inc.                                        17,389     179,628
    Genie Energy, Ltd. Class B                               83,398     899,030
#   IDACORP, Inc.                                           200,307   9,857,108
#   Laclede Group, Inc. (The)                               108,123   5,050,425
#   MGE Energy, Inc.                                        105,182   5,874,415
#   Middlesex Water Co.                                      72,845   1,428,491
#   New Jersey Resources Corp.                              175,104   8,264,909
#   Northwest Natural Gas Co.                               121,877   5,419,870
    NorthWestern Corp.                                      178,618   7,684,146
#   Ormat Technologies, Inc.                                 45,658     992,605
#   Otter Tail Corp.                                        168,857   5,268,338
#   Piedmont Natural Gas Co., Inc.                            7,181     247,242
#   PNM Resources, Inc.                                     391,229   9,393,408
    Portland General Electric Co.                           369,541  11,917,697
    RGC Resources, Inc.                                       6,328     126,497
#   SJW Corp.                                                70,750   1,794,220
#   South Jersey Industries, Inc.                           152,916   9,434,917
#   Southwest Gas Corp.                                     222,051  11,251,324

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                     ----------- --------------
Utilities -- (Continued)
#*     Synthesis Energy Systems, Inc.                     48,546 $       52,430
*      Two Rivers Water & Farming Co.                        247            304
#      UIL Holdings Corp.                                243,885     10,155,371
#      Unitil Corp.                                       64,564      1,956,935
#      UNS Energy Corp.                                  202,014     10,294,634
#      WGL Holdings, Inc.                                237,321     10,968,977
#      York Water Co.                                     52,038        975,713
                                                                 --------------
Total Utilities                                                     196,046,857
                                                                 --------------
TOTAL COMMON STOCKS                                               5,505,092,331
                                                                 --------------

PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
(o)*   Enron TOPRS 8.125PCT Escrow Shares                 10,595             --
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights          2,560             --
(o)*   CSF Holding, Inc. Litigation Rights                 3,250             --
(o)*   CVR Energy, Inc. Contingent Value Rights          328,935             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                     43,985         87,970
(o)*   Fieldpoint Petroleum Corp. Warrants 03/23/18       15,763         10,877
(o)*   PhotoMedex, Inc. Contingent Value Warrants          1,607             --
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17       9,325             --
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17       9,325             --
(o)*   United Community Financial Corp. Rights           474,889         36,305
(o)*   Wright Medical Group, Inc. Contingent Value
         Rights                                           23,449         60,967
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   196,119
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
       State Street Institutional Liquid Reserves     35,634,656     35,634,656
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                     -----------
SECURITIES LENDING COLLATERAL -- (17.3%)
(S)@   DFA Short Term Investment Fund                100,407,456  1,161,714,264
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $5,460,276,208)              $6,702,637,370
                                                                 ==============

                           U.S. MICRO CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (85.7%)

Consumer Discretionary -- (16.4%)
*   1-800-Flowers.com, Inc. Class A                         162,378 $   962,902
#*  Aeropostale, Inc.                                       266,994   3,914,132
#*  AFC Enterprises, Inc.                                   191,810   6,114,903
    AH Belo Corp. Class A                                   240,620   1,395,596
#*  ALCO Stores, Inc.                                        52,342     387,331
    Ambassadors Group, Inc.                                 141,374     473,603
    Amcon Distributing Co.                                    5,690     404,844
#*  America's Car-Mart, Inc.                                104,356   4,828,552
#*  American Apparel, Inc.                                  139,268     268,787
#*  American Public Education, Inc.                         120,681   4,046,434
#   Ameristar Casinos, Inc.                                 200,674   5,295,787
    Arbitron, Inc.                                          131,281   6,129,510
#*  Arctic Cat, Inc.                                        114,675   5,159,228
    Ark Restaurants Corp.                                    36,613     797,431
#*  Asbury Automotive Group, Inc.                           303,771  12,178,179
#*  Ascent Capital Group, Inc. Class A                       54,488   3,622,907
*   Ballantyne Strong, Inc.                                  76,188     342,084
#*  Barnes & Noble, Inc.                                    438,457   7,949,225
    Bassett Furniture Industries, Inc.                       89,635   1,257,579
*   BB Liquidating, Inc.                                    595,858       8,938
    Beasley Broadcasting Group, Inc. Class A                 65,543     427,996
#*  Beazer Homes USA, Inc.                                  126,773   2,048,652
#   bebe stores, Inc.                                       534,205   3,023,600
#   Belo Corp. Class A                                      813,649   8,722,317
    Big 5 Sporting Goods Corp.                              148,518   2,495,102
#*  Biglari Holdings, Inc.                                   12,870   4,984,294
#*  Black Diamond, Inc.                                     137,350   1,346,030
*   Blue Nile, Inc.                                          19,196     626,365
#   Blyth, Inc.                                             111,212   1,832,774
    Bob Evans Farms, Inc.                                    80,731   3,498,882
#*  Body Central Corp.                                       63,682     648,283
#   Bon-Ton Stores, Inc. (The)                              119,763   1,837,164
#*  Books-A-Million, Inc.                                    60,674     157,752
#   Bowl America, Inc. Class A                               55,406     705,872
#*  Boyd Gaming Corp.                                        39,623     475,476
#*  Bravo Brio Restaurant Group, Inc.                        54,216     921,672
#*  Bridgepoint Education, Inc.                              18,115     195,280
*   Brookfield Residential Properties, Inc.                  11,614     277,458
    Brown Shoe Co., Inc.                                    361,216   6,108,163
*   Build-A-Bear Workshop, Inc.                              95,794     485,676
#*  Cache, Inc.                                             148,245     566,296
    Callaway Golf Co.                                       484,292   3,244,756
*   Cambium Learning Group, Inc.                             93,736      90,924
    Canterbury Park Holding Corp.                            26,287     308,872
#*  Capella Education Co.                                    54,100   1,916,222
#*  Career Education Corp.                                    5,960      13,052
#*  Carmike Cinemas, Inc.                                   132,260   2,322,486
    Carriage Services, Inc.                                 177,139   3,098,161
#*  Carrols Restaurant Group, Inc.                          237,046   1,125,968
#   Cato Corp. (The) Class A                                247,558   5,943,868
*   Cavco Industries, Inc.                                   56,847   2,593,360

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   CEC Entertainment, Inc.                                 136,941 $ 4,569,721
*   Central European Media Enterprises, Ltd. Class A          7,020      25,974
#*  Charles & Colvard, Ltd.                                  62,068     241,445
#   Cherokee, Inc.                                           83,413   1,086,871
*   Children's Place Retail Stores, Inc. (The)                9,740     476,481
*   Christopher & Banks Corp.                               167,376   1,163,263
    Churchill Downs, Inc.                                   117,187   8,960,118
#*  Citi Trends, Inc.                                       127,065   1,495,555
*   Coast Distribution System (The)                          41,382     111,731
*   Cobra Electronics Corp.                                  47,132     144,695
#*  Coldwater Creek, Inc.                                   112,869     402,942
#   Collectors Universe                                      57,953     690,220
#*  Conn's, Inc.                                            311,038  13,471,056
#   Cooper Tire & Rubber Co.                                282,260   7,025,451
    Core-Mark Holding Co., Inc.                              68,022   3,539,865
#*  Corinthian Colleges, Inc.                               293,976     587,952
#*  Crown Media Holdings, Inc. Class A                      170,294     349,103
    CSS Industries, Inc.                                     52,438   1,502,873
    Culp, Inc.                                              186,578   3,030,027
#*  Cumulus Media, Inc. Class A                             213,954     682,513
#*  Daily Journal Corp.                                         200      21,108
#*  dELiA*s, Inc.                                             7,960       5,250
*   Delta Apparel, Inc.                                      77,201   1,032,949
    Destination Maternity Corp.                             102,685   2,438,769
#*  Destination XL Group, Inc.                              267,219   1,330,751
*   DGSE Cos., Inc.                                           8,313      42,230
#*  Digital Generation, Inc.                                142,872     957,242
#   DineEquity, Inc.                                        112,662   8,026,041
*   Dixie Group, Inc. (The)                                 104,300     623,714
#   Dorman Products, Inc.                                   312,058  11,777,069
    Dover Downs Gaming & Entertainment, Inc.                142,541     262,275
    Dover Motorsports, Inc.                                 168,371     351,895
#   Drew Industries, Inc.                                   189,926   6,856,329
    EDCI Holdings, Inc.                                      62,230     197,580
#*  Education Management Corp.                                2,999      17,004
#   Educational Development Corp.                            36,900     130,626
    Einstein Noah Restaurant Group, Inc.                     81,958   1,181,015
*   ELXSI Corp.                                               7,100      77,390
*   Emerson Radio Corp.                                     243,478     389,565
*   Emmis Communications Corp. Class A                      300,222     459,340
#*  Empire Resorts, Inc.                                     29,016      55,421
#*  Entercom Communications Corp. Class A                   356,444   2,819,472
#*  Entertainment Gaming Asia, Inc.                           5,434      10,759
    Entravision Communications Corp. Class A                971,879   3,751,453
    Escalade, Inc.                                           62,320     357,717
#   Ethan Allen Interiors, Inc.                             237,731   6,960,764
#*  Ever-Glory International Group, Inc.                      1,379       3,144
*   EW Scripps Co. Class A                                  295,980   4,111,162
*   Exide Technologies                                      349,312     295,902
#*  FAB Universal Corp.                                       1,618       7,168
#*  Famous Dave's Of America, Inc.                           49,507     547,052
#*  Federal-Mogul Corp.                                      10,694      79,991

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#*  Fiesta Restaurant Group, Inc.                           211,158 $5,756,167
#   Finish Line, Inc. (The) Class A                         376,378  7,297,969
    Fisher Communications, Inc.                              25,775  1,067,600
#*  Flanigan's Enterprises, Inc.                             20,756    159,406
#   Flexsteel Industries, Inc.                               55,532  1,143,404
    Fred's, Inc. Class A                                    299,444  4,261,088
    Frisch's Restaurants, Inc.                               63,337  1,033,660
#*  Fuel Systems Solutions, Inc.                            138,774  2,180,140
#*  Full House Resorts, Inc.                                 66,136    182,535
#*  Furniture Brands International, Inc.                    194,801    214,281
#*  G-III Apparel Group, Ltd.                               161,400  6,562,524
*   Gaiam, Inc. Class A                                      66,689    292,765
    Gaming Partners International Corp.                      14,659    126,654
*   Geeknet, Inc.                                             3,079     40,273
#*  Gentherm, Inc.                                          122,863  1,871,203
#*  Global Sources, Ltd.                                      2,635     17,971
#*  Gordmans Stores, Inc.                                    22,024    248,431
#*  Grand Canyon Education, Inc.                            362,840  9,277,819
*   Gray Television, Inc.                                   365,058  2,318,118
*   Gray Television, Inc. Class A                            41,200    241,844
#   Group 1 Automotive, Inc.                                 54,383  3,289,084
*   Hallwood Group, Inc. (The)                                6,988     55,729
*   Hampshire Group, Ltd.                                    25,800     71,595
*   Harris Interactive, Inc.                                559,304    922,852
    Harte-Hanks, Inc.                                       358,710  2,844,570
#   Hastings Entertainment, Inc.                             92,939    234,671
    Haverty Furniture Cos., Inc.                            142,030  3,377,473
    Haverty Furniture Cos., Inc. Class A                     18,855    446,864
*   Helen of Troy, Ltd.                                     194,550  6,785,904
*   Here Media, Inc. (427105101)                              9,920          1
*   Here Media, Inc. (427105200)                              9,920          1
#*  hhgregg, Inc.                                           155,107  2,095,496
*   Hollywood Media Corp.                                     1,798      2,481
#   Hooker Furniture Corp.                                   88,584  1,531,617
    Hot Topic, Inc.                                         334,269  4,663,053
*   Insignia Systems, Inc.                                   51,150    100,766
#   Interval Leisure Group, Inc.                            342,182  6,521,989
#*  iRobot Corp.                                            168,068  4,889,098
*   Isle of Capri Casinos, Inc.                             123,333    944,731
#*  ITT Educational Services, Inc.                           10,887    199,341
*   Jack in the Box, Inc.                                    81,242  2,912,526
#   Jaclyn, Inc.                                             20,127    102,446
    JAKKS Pacific, Inc.                                     186,066  2,029,980
*   Johnson Outdoors, Inc. Class A                           65,549  1,537,780
    Jones Group, Inc. (The)                                 586,024  8,204,336
*   Journal Communications, Inc. Class A                    479,602  3,266,090
*   K-Swiss, Inc. Class A                                   127,540    604,540
#*  K12, Inc.                                               113,551  2,892,144
#   KB Home                                                 341,826  7,704,758
*   Kid Brands, Inc.                                        184,100    208,033
*   Kirkland's, Inc.                                        143,918  1,735,651
*   Kona Grill, Inc.                                         65,170    635,407

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
#   Koss Corp.                                              115,135 $   563,010
#*  Krispy Kreme Doughnuts, Inc.                            586,051   8,005,457
    La-Z-Boy, Inc.                                          515,798   9,315,312
#*  Lakeland Industries, Inc.                                40,544     161,771
*   Lazare Kaplan International, Inc.                        81,643     122,465
#*  LeapFrog Enterprises, Inc.                              380,139   3,398,443
#*  Learning Tree International, Inc.                       162,830     610,612
*   Lee Enterprises, Inc.                                   259,763     374,059
*   Libbey, Inc.                                            112,392   2,177,033
    Lifetime Brands, Inc.                                   111,220   1,501,470
#*  LIN TV Corp. Class A                                    276,594   3,404,872
    Lincoln Educational Services Corp.                      114,994     640,517
    Lithia Motors, Inc. Class A                             188,702   9,344,523
    Loral Space & Communications, Inc.                       72,834   4,480,748
#*  Luby's, Inc.                                            249,870   1,701,615
#*  Lumber Liquidators Holdings, Inc.                       138,270  11,332,609
*   M/I Homes, Inc.                                         155,248   3,819,101
    Mac-Gray Corp.                                          116,100   1,503,495
#*  Maidenform Brands, Inc.                                 200,639   3,611,502
    Marcus Corp.                                            202,160   2,595,734
#   Marine Products Corp.                                   335,362   2,424,667
*   MarineMax, Inc.                                         179,345   2,078,609
#*  Martha Stewart Living Omnimedia Class A                 174,678     431,455
#   Matthews International Corp. Class A                     71,347   2,626,283
#*  McClatchy Co. (The) Class A                             329,779     761,789
    McRae Industries, Inc. Class A                            8,800     199,584
    MDC Holdings, Inc.                                        2,224      83,622
#*  Media General, Inc. Class A                             162,689   1,334,050
*   Meritage Homes Corp.                                     19,106     932,182
#*  Modine Manufacturing Co.                                277,550   2,536,807
#*  Monarch Casino & Resort, Inc.                           145,340   1,870,526
#   Monro Muffler Brake, Inc.                               175,421   7,255,413
#*  Morgans Hotel Group Co.                                     786       4,818
#*  Motorcar Parts of America, Inc.                          74,534     445,713
    Movado Group, Inc.                                      169,136   5,114,673
*   MTR Gaming Group, Inc.                                   19,183      66,181
*   Multimedia Games Holding Co., Inc.                      201,197   4,961,518
    NACCO Industries, Inc. Class A                           37,647   2,184,279
#*  Nathan's Famous, Inc.                                    57,075   2,548,399
#   National American University Holdings, Inc.                 584       1,951
    National CineMedia, Inc.                                329,440   5,350,106
*   Nautilus, Inc.                                          305,718   2,103,340
*   Navarre Corp.                                           245,657     599,403
#*  Nevada Gold & Casinos, Inc.                                 352         419
*   New York & Co., Inc.                                    637,028   2,841,145
    Nexstar Broadcasting Group, Inc. Class A                 87,269   2,125,000
*   Nobility Homes, Inc.                                     43,800     248,565
*   NTN Buzztime, Inc.                                       55,566      20,004
#   Nutrisystem, Inc.                                       120,928     979,517
*   Office Depot, Inc.                                    1,444,110   5,574,265
#   OfficeMax, Inc.                                         352,816   4,060,912
#*  Orbitz Worldwide, Inc.                                  426,727   2,551,827

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    Outdoor Channel Holdings, Inc.                          178,297 $ 1,560,099
#*  Overstock.com, Inc.                                      39,425     820,040
#   Oxford Industries, Inc.                                 148,270   8,767,205
*   P&F Industries, Inc. Class A                              6,745      50,655
#*  Pacific Sunwear of California, Inc.                     306,922     844,035
*   Papa John's International, Inc.                         214,930  13,540,590
*   Pep Boys-Manny Moe & Jack (The)                         411,889   4,777,912
#*  Perfumania Holdings, Inc.                                56,683     353,135
    Perry Ellis International, Inc.                         114,292   2,008,110
#   PetMed Express, Inc.                                    225,462   2,818,275
#*  Pinnacle Entertainment, Inc.                            540,950  10,310,507
*   Point.360                                                40,187      41,794
*   Premier Exhibitions, Inc.                                 2,033       5,550
*   QEP Co., Inc.                                            33,487     544,499
*   Quantum Fuel Systems Technologies Worldwide, Inc.        22,625      12,896
#*  Quiksilver, Inc.                                      1,340,079   9,018,732
#*  Radio One, Inc. Class D                                 320,517     490,391
#   RadioShack Corp.                                         98,335     311,722
*   Reading International, Inc. Class A                     136,980     797,224
*   Reading International, Inc. Class B                      11,620      81,689
#*  Red Lion Hotels Corp.                                   168,908   1,102,969
#*  Red Robin Gourmet Burgers, Inc.                         135,063   6,532,997
#   Regis Corp.                                             342,101   6,414,394
#*  Rentrak Corp.                                            70,323   1,592,113
#   RG Barry Corp.                                          127,405   1,756,915
#*  Rick's Cabaret International, Inc.                       47,550     401,322
*   Rocky Brands, Inc.                                       50,860     752,728
#*  Ruby Tuesday, Inc.                                      460,724   4,441,379
#*  rue21, Inc.                                             184,572   5,887,847
#*  Ruth's Hospitality Group, Inc.                          254,385   2,520,955
#   Ryland Group, Inc. (The)                                206,913   9,323,500
    Saga Communications, Inc. Class A                        51,988   2,393,528
    Salem Communications Corp. Class A                      170,151   1,561,986
#   Scholastic Corp.                                            700      19,215
*   Scientific Games Corp. Class A                          551,690   4,899,007
#*  SHFL Entertainment, Inc.                                415,313   6,561,945
    Shiloh Industries, Inc.                                 145,006   1,428,309
#   Shoe Carnival, Inc.                                     153,805   3,203,758
#*  Shutterfly, Inc.                                         94,278   4,198,199
#   Sinclair Broadcast Group, Inc. Class A                  401,740  10,766,632
*   Skechers U.S.A., Inc. Class A                           265,938   5,526,192
#*  Skullcandy, Inc.                                         31,142     160,070
*   Skyline Corp.                                            74,294     336,552
#*  Smith & Wesson Holding Corp.                            515,496   4,526,055
    Sonic Automotive, Inc. Class A                          319,600   7,028,004
#*  Sonic Corp.                                             445,071   5,576,740
*   Spanish Broadcasting System, Inc. Class A                36,748     110,979
    Spartan Motors, Inc.                                    164,385     874,528
*   Spectrum Group International, Inc.                      278,633     582,343
    Speedway Motorsports, Inc.                              163,371   2,945,579
#*  Sport Chalet, Inc. Class A                              108,430     149,633
*   Sport Chalet, Inc. Class B                               15,525      23,443

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CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
*   Sports Club, Inc.                                      125,584 $     73,467
*   Spy, Inc.                                               13,301       16,626
    Stage Stores, Inc.                                     308,854    8,552,167
#   Standard Motor Products, Inc.                          244,862    7,502,572
#*  Stanley Furniture Co., Inc.                             43,669      172,493
    Stein Mart, Inc.                                       262,718    2,078,099
#*  Steiner Leisure, Ltd.                                   98,821    4,785,901
*   Steinway Musical Instruments, Inc.                      91,588    2,284,205
#   Stewart Enterprises, Inc. Class A                      508,060    4,526,815
*   Stoneridge, Inc.                                       220,500    1,669,185
    Strattec Security Corp.                                 30,152    1,099,643
#   Strayer Education, Inc.                                  3,111      147,337
#   Sturm Ruger & Co., Inc.                                185,803    9,526,120
    Superior Industries International, Inc.                242,491    4,452,135
    Superior Uniform Group, Inc.                            55,873      649,244
#   Systemax, Inc.                                         342,269    3,135,184
*   Tandy Brands Accessories, Inc.                          60,077       30,639
#*  Tandy Leather Factory, Inc.                             72,155      512,301
#*  Tile Shop Holdings, Inc.                                29,158      723,118
#*  Tower International, Inc.                                4,037       64,955
#   Town Sports International Holdings, Inc.               186,714    1,880,210
    Trans World Entertainment Corp.                        218,126      937,942
#*  Trinity Place Holdings, Inc.                           143,600      782,620
    True Religion Apparel, Inc.                            210,731    5,702,381
#*  Tuesday Morning Corp.                                  369,896    2,999,857
*   Unifi, Inc.                                            163,468    3,187,626
*   Universal Electronics, Inc.                            138,450    3,181,581
#   Universal Technical Institute, Inc.                    221,265    2,626,416
#*  UQM Technologies, Inc.                                 123,866       86,706
#*  US Auto Parts Network, Inc.                             62,898       78,623
#   Valassis Communications, Inc.                          319,953    8,200,395
#   Value Line, Inc.                                        80,059      749,352
*   Valuevision Media, Inc. Class A                        364,810    1,568,683
#*  Vera Bradley, Inc.                                     150,832    3,441,986
#*  Vitacost.com, Inc.                                      28,013      217,941
#*  VOXX International Corp.                               162,674    1,550,283
#*  Wells-Gardner Electronics Corp.                        104,895      222,377
*   West Marine, Inc.                                      178,586    2,112,672
*   Wet Seal, Inc. (The) Class A                           661,158    2,155,375
#   Weyco Group, Inc.                                      115,036    2,760,864
#   Winmark Corp.                                           54,688    3,383,547
#*  Winnebago Industries, Inc.                             184,119    3,373,060
*   WMS Industries, Inc.                                    14,700      373,086
#   World Wrestling Entertainment, Inc. Class A            121,058    1,111,312
#*  Xanadoo Co. Class A                                        566       66,505
#*  Zagg, Inc.                                              71,649      485,064
*   Zale Corp.                                             242,962    1,078,751
#*  Zumiez, Inc.                                           209,996    6,083,584
                                                                   ------------
Total Consumer Discretionary                                        753,558,838
                                                                   ------------
Consumer Staples -- (3.8%)
#   Alico, Inc.                                             68,700    2,872,347

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
*   Alliance One International, Inc.                        868,655 $ 3,257,456
#   Andersons, Inc. (The)                                   159,711   8,707,444
#   Arden Group, Inc. Class A                                15,883   1,570,829
#*  Boulder Brands, Inc.                                    438,431   3,950,263
    Bridgford Foods Corp.                                    72,953     589,095
#   Cal-Maine Foods, Inc.                                   202,886   8,659,174
#   Calavo Growers, Inc.                                    119,164   3,379,491
    CCA Industries, Inc.                                     35,363     137,208
*   Central Garden and Pet Co.                               75,174     657,773
*   Central Garden and Pet Co. Class A                      306,975   2,701,380
#*  Chiquita Brands International, Inc.                     337,368   2,911,486
#   Coca-Cola Bottling Co. Consolidated                      72,153   4,437,409
#   Coffee Holding Co., Inc.                                 14,908     101,076
*   Craft Brew Alliance, Inc.                                80,382     604,473
*   Crystal Rock Holdings, Inc.                                 167         164
#*  Dole Food Co., Inc.                                     166,493   1,791,465
#*  Elizabeth Arden, Inc.                                   241,815   9,902,324
*   Farmer Bros Co.                                          88,007   1,333,306
*   Glacier Water Services, Inc.                             24,500     584,938
    Golden Enterprises, Inc.                                 99,219     343,298
    Griffin Land & Nurseries, Inc.                           48,979   1,462,023
#*  Harbinger Group, Inc.                                   121,852   1,101,542
#*  IGI Laboratories, Inc.                                   30,339      56,734
    Ingles Markets, Inc. Class A                            102,154   2,177,923
#   Inter Parfums, Inc.                                     250,120   7,245,976
#*  Inventure Foods, Inc.                                    21,811     167,072
#   J&J Snack Foods Corp.                                   179,640  13,476,593
    John B Sanfilippo & Son, Inc.                            72,033   1,511,252
#   Lifeway Foods, Inc.                                     152,175   1,929,579
#   Limoneira Co.                                               413       7,694
*   Mannatech, Inc.                                           4,777      35,589
#*  Medifast, Inc.                                          105,748   2,770,598
#   MGP Ingredients, Inc.                                   109,514     536,619
    Nash Finch Co.                                          119,091   2,447,320
#   National Beverage Corp.                                 399,613   5,886,299
*   Natural Alternatives International, Inc.                 70,731     314,046
    Nature's Sunshine Products, Inc.                        153,100   2,239,853
    Nutraceutical International Corp.                        60,166   1,111,266
    Oil-Dri Corp. of America                                 58,075   1,597,643
*   Omega Protein Corp.                                     137,615   1,281,196
    Orchids Paper Products Co.                               52,280   1,202,440
#*  Overhill Farms, Inc.                                     87,218     348,872
*   Pantry, Inc. (The)                                      117,736   1,720,123
#*  Pizza Inn Holdings, Inc.                                 39,700     315,218
*   Post Holdings, Inc.                                      22,795     998,193
*   Prestige Brands Holdings, Inc.                          356,410   9,605,249
    Reliv International, Inc.                               102,054     129,609
*   Revlon, Inc. Class A                                    379,324   7,339,919
#   Rocky Mountain Chocolate Factory, Inc.                   71,953     879,266
    Sanderson Farms, Inc.                                    56,543   3,463,824
*   Scheid Vineyards, Inc. Class A                            2,900      49,663
    Scope Industries                                          8,083   2,344,070

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CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
*   Seneca Foods Corp. Class A                              33,144 $  1,080,163
*   Seneca Foods Corp. Class B                              11,120      360,622
    Spartan Stores, Inc.                                   210,856    3,538,164
#   Stephan Co. (The)                                       33,500       62,310
#*  Susser Holdings Corp.                                  176,060    9,361,110
#*  Tofutti Brands, Inc.                                    53,404       81,708
#   United-Guardian, Inc.                                   40,096      892,537
#   Universal Corp.                                         88,344    5,084,197
#*  USANA Health Sciences, Inc.                            146,315    8,255,092
#   Village Super Market, Inc. Class A                      69,464    2,445,133
#   WD-40 Co.                                              149,879    8,082,974
                                                                   ------------
Total Consumer Staples                                              173,489,672
                                                                   ------------
Energy -- (4.2%)
#*  Abraxas Petroleum Corp.                                486,100    1,088,864
    Adams Resources & Energy, Inc.                          38,954    1,935,624
    Alon USA Energy, Inc.                                  231,137    3,836,874
    AMEN Properties, Inc.                                      123       82,534
#*  Amyris, Inc.                                            15,469       42,076
#*  Approach Resources, Inc.                               214,461    5,087,015
*   Barnwell Industries, Inc.                               68,834      213,385
#*  Basic Energy Services, Inc.                            277,739    3,813,356
#*  Bill Barrett Corp.                                     136,232    2,705,568
#*  BioFuel Energy Corp.                                     4,179       18,032
*   Black Ridge Oil and Gas, Inc.                           73,707       51,595
    Bolt Technology Corp.                                   77,310    1,236,960
#*  BPZ Resources, Inc.                                    798,903    1,709,652
#*  C&J Energy Services, Inc.                              120,242    2,379,589
#*  Cal Dive International, Inc.                           198,003      330,665
#*  Callon Petroleum Co.                                   254,713      911,873
#*  Carrizo Oil & Gas, Inc.                                198,015    4,795,923
*   Cheniere Energy, Inc.                                   39,020    1,111,290
*   Clayton Williams Energy, Inc.                          109,912    4,242,603
#*  Clean Energy Fuels Corp.                               322,774    4,257,389
*   Cloud Peak Energy, Inc.                                 32,914      643,140
*   Comstock Resources, Inc.                               313,370    4,907,374
#   Contango Oil & Gas Co.                                  91,993    3,460,777
#*  Crimson Exploration, Inc.                              148,719      456,567
#   Crosstex Energy, Inc.                                  466,598    8,590,069
#*  Dawson Geophysical Co.                                  66,521    2,044,856
    Delek US Holdings, Inc.                                208,248    7,515,670
#   DHT Holdings, Inc.                                      41,366      177,874
*   Double Eagle Petroleum Co.                              58,194      289,224
#*  Emerald Oil, Inc.                                       11,858       76,247
#*  Endeavour International Corp.                          208,012      569,953
#*  ENGlobal Corp.                                         238,421       92,984
*   EPL Oil & Gas, Inc.                                    290,804    9,500,567
*   Evolution Petroleum Corp.                               24,525      243,779
*   Exterran Holdings, Inc.                                179,988    4,755,283
#*  FieldPoint Petroleum Corp.                              49,014      193,605
#*  FX Energy, Inc.                                         40,634      156,035
*   Gasco Energy, Inc.                                       3,713          124

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CONTINUED


                                                            SHARES     VALUE+
                                                           --------- ----------
Energy -- (Continued)
#*  Geospace Technologies Corp.                               69,312 $5,847,853
#*  Gevo, Inc.                                                24,840     45,830
#*  Global Geophysical Services, Inc.                        383,587  1,396,257
*   Green Plains Renewable Energy, Inc.                      205,589  2,571,918
    Gulf Island Fabrication, Inc.                            111,497  2,292,378
    Gulfmark Offshore, Inc. Class A                           83,904  3,492,084
#*  Harvest Natural Resources, Inc.                          283,514    929,926
#*  Heckmann Corp.                                         1,361,226  5,022,924
*   Hercules Offshore, Inc.                                1,228,317  9,052,696
*   HKN, Inc.                                                  1,132    100,890
#*  Houston American Energy Corp.                            108,288     20,672
#*  ION Geophysical Corp.                                    916,739  5,720,451
#*  James River Coal Co.                                     185,050    305,333
#*  Key Energy Services, Inc.                                  6,893     40,944
#*  Lucas Energy, Inc.                                        87,333    112,660
#*  Magnum Hunter Resources Corp.                            821,122  2,233,452
*   Matrix Service Co.                                       210,767  3,167,828
*   Mexco Energy Corp.                                         7,388     43,405
#*  Miller Energy Resources, Inc.                             32,669    124,142
*   Mitcham Industries, Inc.                                  79,611  1,182,223
*   Natural Gas Services Group, Inc.                          61,199  1,235,608
#*  Newpark Resources, Inc.                                  782,681  8,218,151
#   Nordic American Tankers, Ltd.                             69,849    622,355
#*  Northern Oil and Gas, Inc.                                53,512    689,770
*   Overseas Shipholding Group, Inc.                          18,861     62,619
#*  Pacific Ethanol, Inc.                                        457        123
#   Panhandle Oil and Gas, Inc. Class A                       55,720  1,586,906
*   Parker Drilling Co.                                      792,229  3,263,983
#*  PDC Energy, Inc.                                         193,839  8,393,229
#   Penn Virginia Corp.                                      242,574    977,573
*   PetroQuest Energy, Inc.                                  438,133  1,875,209
*   PHI, Inc. (69336T106)                                      9,745    268,621
#*  PHI, Inc. (69336T205)                                    113,759  3,159,087
*   Pioneer Energy Services Corp.                            438,554  3,091,806
#*  PostRock Energy Corp.                                     23,194     33,631
#*  Pyramid Oil Co.                                           22,699     92,725
#*  Quicksilver Resources, Inc.                               64,166    161,698
*   Renewable Energy Group, Inc.                               2,855     28,065
    Rentech, Inc.                                            918,663  1,901,632
*   REX American Resources Corp.                             149,235  2,789,202
#*  Rex Energy Corp.                                         453,907  7,294,286
#*  RigNet, Inc.                                               4,637    112,215
#*  Royale Energy, Inc.                                       45,629    112,247
#*  Sanchez Energy Corp.                                       1,127     20,410
#*  Saratoga Resources, Inc.                                   2,046      4,624
*   SemGroup Corp. Class A                                       599     31,058
*   Steel Excel, Inc.                                         73,655  2,003,416
#*  Swift Energy Co.                                          17,910    231,755
*   Synergy Resources Corp.                                   98,987    668,162
*   Syntroleum Corp.                                          44,574    184,091
*   Tesco Corp.                                               85,445  1,042,429
#*  TETRA Technologies, Inc.                                 441,954  4,035,040

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CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
    TGC Industries, Inc.                                   110,887 $    983,571
#*  Triangle Petroleum Corp.                               239,795    1,316,475
#*  Uranium Energy Corp.                                   123,123      190,841
#*  US Energy Corp. Wyoming                                 71,870      127,210
#*  USEC, Inc.                                             548,039      175,372
#*  Vaalco Energy, Inc.                                    486,671    3,270,429
#*  Verenium Corp.                                           2,570        5,911
#*  Warren Resources, Inc.                                 372,497      979,667
*   Westmoreland Coal Co.                                   22,096      266,699
*   Willbros Group, Inc.                                   270,871    2,573,275
#*  ZaZa Energy Corp.                                        1,488        1,890
#*  Zion Oil & Gas, Inc.                                     5,765        7,437
                                                                   ------------
Total Energy                                                        191,319,364
                                                                   ------------
Financials -- (14.9%)
*   1st Constitution Bancorp                                16,306      142,678
    1st Source Corp.                                       194,458    4,575,597
#   1st United Bancorp Inc/Boca Raton                       33,715      223,530
#   Access National Corp.                                   59,660      749,926
    Alliance Bancorp, Inc. of Pennsylvania                  13,199      179,374
#*  Altisource Asset Management Corp.                        9,319    1,863,800
#*  Altisource Portfolio Solutions SA                       47,525    3,922,713
#*  Altisource Residential Corp.                            31,063      590,197
    Ameriana Bancorp                                        20,650      194,110
#   American Equity Investment Life Holding Co.            475,603    7,248,190
#*  American Independence Corp.                             18,018      142,342
#   American National Bankshares, Inc.                      54,265    1,179,178
*   American River Bankshares                               17,421      135,884
*   American Safety Insurance Holdings, Ltd.                48,385    1,165,111
*   American Spectrum Realty, Inc.                          12,442       30,483
*   Ameris Bancorp                                         129,174    1,791,643
#   AMERISAFE, Inc.                                        132,897    4,340,416
*   AmeriServ Financial, Inc.                              189,054      574,724
#   Argo Group International Holdings, Ltd.                 50,788    2,105,163
#   Arrow Financial Corp.                                  118,468    2,865,741
#   Artio Global Investors, Inc.                            27,581       75,572
    ASB Financial Corp.                                      4,400       59,950
#*  Asset Acceptance Capital Corp.                         287,837    1,862,305
    Asta Funding, Inc.                                      23,298      218,768
    Astoria Financial Corp.                                195,193    1,871,901
    Atlantic American Corp.                                  7,131       25,386
*   Atlantic Coast Financial Corp.                             738        3,675
#*  Atlanticus Holdings Corp.                              140,864      521,197
#   Auburn National BanCorp., Inc.                          11,571      256,876
*   AV Homes, Inc.                                          80,688    1,041,682
    Baldwin & Lyons, Inc. Class A                            3,548       83,555
#   Baldwin & Lyons, Inc. Class B                           91,316    2,218,979
#   Bancfirst Corp.                                        120,279    5,032,473
    Bancorp of New Jersey, Inc.                              1,246       16,260
*   Bancorp, Inc.                                          187,043    2,431,559
    Bank Mutual Corp.                                      167,611      868,225
    Bank of Commerce Holdings                               19,956      100,977

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CONTINUED


                                                      SHARES    VALUE+
                                                      ------- -----------
Financials -- (Continued)
     Bank of Kentucky Financial Corp.                  25,942 $   680,199
#    Bank of the Ozarks, Inc.                         296,309  12,127,927
#    BankFinancial Corp.                              211,876   1,671,702
     Banner Corp.                                     148,812   4,861,688
     Bar Harbor Bankshares                             27,028     973,008
#    BBCN Bancorp, Inc.                               588,542   7,580,421
#*   BBX Capital Corp. Class A                         43,192     518,304
#    BCB Bancorp, Inc.                                 54,608     555,909
*    BCSB Bancorp, Inc.                                10,495     174,794
#*   Beneficial Mutual Bancorp, Inc.                   94,591     808,753
#    Berkshire Bancorp, Inc.                           10,471      90,365
     Berkshire Hills Bancorp, Inc.                    139,978   3,619,831
#*   BFC Financial Corp. Class A                       75,991     161,861
*    BNCCORP, Inc.                                     12,585     149,132
#*   BofI Holding, Inc.                                78,523   3,202,168
#    Boston Private Financial Holdings, Inc.          605,863   5,840,519
#    Bridge Bancorp, Inc.                              38,336     774,004
*    Bridge Capital Holdings                           40,893     596,220
#    Brookline Bancorp, Inc.                          624,531   5,246,060
*    Brunswick Bancorp                                    120         630
#    Bryn Mawr Bank Corp.                             100,636   2,337,774
     C&F Financial Corp.                               11,088     445,738
#    Calamos Asset Management, Inc. Class A           118,407   1,343,919
     California First National Bancorp                 81,133   1,291,637
*    Camco Financial Corp.                             26,162      93,398
     Camden National Corp.                             77,363   2,583,151
     Cape Bancorp, Inc.                                 4,774      43,014
#*   Capital Bank Financial Corp. Class A              11,999     214,422
#*   Capital City Bank Group, Inc.                    150,073   1,875,912
(o)  Capital Properties, Inc.                           9,939       9,939
     Capital Properties, Inc. Class A                   5,522      45,557
(o)  Capital Properties, Inc. Class B                   5,522          --
     Capital Southwest Corp.                           13,857   1,630,830
#    Cardinal Financial Corp.                         256,943   3,918,381
*    Carolina Bank Holdings, Inc.                       4,335      49,722
#*   Carver Bancorp, Inc.                                 300       1,569
     Center Bancorp, Inc.                             143,604   1,672,987
     Centerstate Banks, Inc.                           46,202     384,401
#*   Central Pacific Financial Corp.                   69,337   1,167,635
     Century Bancorp, Inc. Class A                     18,900     642,222
     CFS Bancorp, Inc.                                101,373     935,673
#    Charter Financial Corp.                              935       9,509
     Chemical Financial Corp.                         234,726   5,821,205
     Chicopee Bancorp, Inc.                            26,112     450,693
     Citizens Community Bancorp, Inc.                   4,432      31,600
*    Citizens First Corp.                               1,442      12,055
     Citizens Holding Co.                               9,925     195,523
*    Citizens, Inc.                                   389,673   2,548,461
#    City Holding Co.                                 161,264   6,157,060
#    CKX Lands, Inc.                                   14,943     197,546
#    Clifton Savings Bancorp, Inc.                     55,328     664,489
#    CNB Financial Corp.                               53,880     872,317

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   CoBiz Financial, Inc.                                   209,865 $ 1,796,444
    Codorus Valley Bancorp, Inc.                             10,382     170,888
*   Colonial Financial Services, Inc.                         7,831     105,797
*   Colony Bankcorp, Inc.                                    37,943     228,037
    Columbia Banking System, Inc.                           268,677   5,768,495
    Commercial National Financial Corp.                      10,640     244,720
#   Community Bank System, Inc.                             258,500   7,403,440
#*  Community Bankers Trust Corp.                             2,000       6,620
#   Community Trust Bancorp, Inc.                           137,659   4,765,755
*   Community West Bancshares                                12,713      60,387
#   Consolidated-Tomoka Land Co.                             52,947   1,970,158
*   Consumer Portfolio Services, Inc.                        42,593     392,707
#*  Cowen Group, Inc. Class A                               229,608     587,796
    Crawford & Co. Class A                                  282,945   1,493,950
#   Crawford & Co. Class B                                  145,019   1,100,694
*   Crescent Financial Bancshares, Inc.                      14,803      61,136
    CVB Financial Corp.                                     262,109   2,849,125
#*  DFC Global Corp.                                        306,846   4,142,421
*   DGT Holdings Corp.                                       12,563     163,696
#   Diamond Hill Investment Group, Inc.                         710      53,594
#   Dime Community Bancshares, Inc.                         340,490   4,858,792
    Donegal Group, Inc. Class A                             169,997   2,488,756
#   Donegal Group, Inc. Class B                              34,951     876,921
*   Doral Financial Corp.                                    14,200      10,695
    Eagle Bancorp Montana, Inc.                                 578       6,219
    Eastern Insurance Holdings, Inc.                         30,477     567,787
*   Eastern Virginia Bankshares, Inc.                         6,845      41,344
#*  eHealth, Inc.                                           137,217   2,873,324
    EMC Insurance Group, Inc.                               116,209   3,280,580
    Employers Holdings, Inc.                                231,124   5,234,959
#*  Encore Capital Group, Inc.                              213,029   6,069,196
    Enterprise Bancorp, Inc.                                 36,296     585,092
    Enterprise Financial Services Corp.                      59,274     852,360
    ESB Financial Corp.                                     134,362   1,881,068
#   ESSA Bancorp, Inc.                                       63,434     683,184
    Evans Bancorp, Inc.                                      11,667     207,906
#   Evercore Partners, Inc. Class A                          59,807   2,257,714
*   Ezcorp, Inc. Class A                                      2,632      44,481
#*  Farmers Capital Bank Corp.                               23,827     440,800
#   FBL Financial Group, Inc. Class A                       271,726  10,681,549
    Federal Agricultural Mortgage Corp. Class A               4,200     108,360
    Federal Agricultural Mortgage Corp. Class C              79,325   2,520,948
    Federated National Holding Co.                           74,234     535,969
#*  Fidelity Southern Corp.                                  89,569   1,064,978
#   Financial Institutions, Inc.                             71,404   1,365,959
*   First Acceptance Corp.                                   45,747      56,269
#*  First BanCorp                                           119,967     709,005
#   First Bancorp                                           142,584   1,855,018
    First Bancorp of Indiana, Inc.                            1,400      17,836
#   First Bancorp, Inc.                                      74,352   1,270,676
*   First Bancshares, Inc. (318687100)                        5,228      44,438
    First Bancshares, Inc. (318916103)                        4,544      53,983

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
#   First Busey Corp.                                        475,006 $2,042,526
    First Business Financial Services, Inc.                    6,622    182,237
*   First California Financial Group, Inc.                    16,786    135,463
#*  First Cash Financial Services, Inc.                        1,599     82,301
#   First Commonwealth Financial Corp.                       654,920  4,682,678
    First Community Bancshares, Inc.                         109,970  1,705,635
#   First Connecticut Bancorp Inc/Farmington                  13,515    200,563
    First Defiance Financial Corp.                            69,440  1,572,122
*   First Federal Bancshares of Arkansas, Inc.                45,474    440,643
*   First Federal of Northern Michigan Bancorp, Inc.          13,700     59,321
#   First Financial Bancorp                                  236,291  3,631,793
#   First Financial Bankshares, Inc.                          36,476  1,802,279
    First Financial Corp.                                    122,228  3,775,623
#   First Financial Holdings, Inc.                           107,221  2,148,709
#*  First Financial Northwest, Inc.                           43,468    352,091
#*  First Financial Service Corp.                             18,814     52,867
    First Interstate Bancsystem, Inc.                         71,337  1,449,568
    First M&F Corp.                                           21,987    316,613
*   First Marblehead Corp. (The)                              49,478     60,858
    First Merchants Corp.                                    176,409  2,863,118
    First Midwest Bancorp, Inc.                              418,613  5,253,593
    First Pactrust Bancorp, Inc.                              24,770    281,387
*   First Place Financial Corp.                              153,683        453
*   First South Bancorp, Inc.                                 59,381    390,727
#*  First United Corp.                                        31,308    264,866
    First West Virginia Bancorp                                1,187     19,959
    Firstbank Corp.                                           35,127    446,113
*   Firstcity Financial Corp.                                 90,800    896,196
#*  Flagstar Bancorp, Inc.                                    96,346  1,195,661
#   Flushing Financial Corp.                                 216,080  3,280,094
*   FNB United Corp.                                             216      1,620
#*  Forestar Group, Inc.                                     249,596  5,376,298
#*  Fortegra Financial Corp.                                     705      5,675
#   Fox Chase Bancorp, Inc.                                   59,633  1,008,394
#   Franklin Financial Corp.                                   5,320     96,718
#   FXCM, Inc. Class A                                       168,440  2,282,362
#   Gain Capital Holdings, Inc.                                2,832     13,962
#   German American Bancorp, Inc.                             65,691  1,400,532
    GFI Group, Inc.                                          500,056  2,005,225
#   Glacier Bancorp, Inc.                                    291,356  5,375,518
*   Gleacher & Co., Inc.                                     182,088    125,222
*   Global Indemnity P.L.C.                                   56,451  1,258,293
    Gouverneur Bancorp, Inc.                                   4,366     42,569
    Great Southern Bancorp, Inc.                              82,919  2,186,574
#*  Green Dot Corp. Class A                                   87,335  1,372,033
#*  Greenlight Capital Re, Ltd. Class A                      203,315  5,003,582
*   Guaranty Bancorp                                         220,208    466,841
*   Guaranty Federal Bancshares, Inc.                         17,335    174,910
*   Hallmark Financial Services, Inc.                        105,299    952,956
    Hampden Bancorp, Inc.                                      3,433     52,868
*   Hampton Roads Bankshares, Inc.                             8,405     10,758
*   Hanmi Financial Corp.                                    171,077  2,639,718

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
    Harleysville Savings Financial Corp.                      12,400 $  241,800
*   Harris & Harris Group, Inc.                              153,619    506,943
    Hawthorn Bancshares, Inc.                                  5,728     67,075
    Heartland Financial USA, Inc.                            133,135  3,382,960
*   Heritage Commerce Corp.                                   95,601    628,099
    Heritage Financial Corp.                                  71,379    995,737
    Heritage Financial Group, Inc.                            15,412    227,943
#   HF Financial Corp.                                        34,791    469,678
    HFF, Inc. Class A                                        183,175  3,837,516
*   Hilltop Holdings, Inc.                                   410,662  5,498,764
    Hingham Institution for Savings                           14,511    986,893
#*  HMN Financial, Inc.                                       37,346    276,734
*   Home Bancorp, Inc.                                         4,852     87,821
    Home BancShares, Inc.                                    179,566  7,132,362
    Home Federal Bancorp, Inc.                                64,285    782,991
#   Homeowners Choice, Inc.                                   79,759  2,116,804
    HopFed Bancorp, Inc.                                      18,198    198,540
    Horace Mann Educators Corp.                              423,287  9,545,122
    Horizon Bancorp                                           33,916    654,579
#   Hudson Valley Holding Corp.                               19,709    303,124
*   ICG Group, Inc.                                          363,600  4,315,932
    Independence Holding Co.                                  69,208    726,684
#   Independent Bank Corp. (453836108)                       164,814  5,115,827
*   Independent Bank Corp. (453838609)                        34,130    241,299
    Infinity Property & Casualty Corp.                       134,624  7,638,566
    Interactive Brokers Group, Inc. Class A                  387,171  5,830,795
*   InterGroup Corp. (The)                                     6,500    146,250
*   Intervest Bancshares Corp. Class A                         6,118     35,974
#*  INTL. FCStone, Inc.                                       92,288  1,579,971
#*  Investment Technology Group, Inc.                        179,808  1,958,109
*   Investors Capital Holdings, Ltd.                           4,238     16,443
    Investors Title Co.                                       21,301  1,477,224
#*  Jacksonville Bancorp, Inc.                                 5,187      3,112
*   Jefferson Bancshares, Inc.                                 6,356     34,894
    JMP Group, Inc.                                           80,935    522,840
#*  JW Mays, Inc.                                              2,700     60,075
#   Kearny Financial Corp.                                    31,532    310,590
    Kennedy-Wilson Holdings, Inc.                            349,997  5,820,450
#   Kentucky First Federal Bancorp                            38,012    302,195
#   Lake Shore Bancorp, Inc.                                   3,521     40,932
    Lakeland Bancorp, Inc.                                   209,823  2,005,908
#   Lakeland Financial Corp.                                 103,907  2,784,708
    Landmark Bancorp Inc/Manhattan                            13,442    279,728
#   Life Partners Holdings, Inc.                             108,784    362,251
    LNB Bancorp, Inc.                                         58,795    496,818
#*  Louisiana Bancorp Inc/Metaire                              1,237     20,386
    LSB Financial Corp.                                        2,914     61,194
#*  Macatawa Bank Corp.                                      202,123  1,131,889
*   Magyar Bancorp, Inc.                                      15,818     82,412
    Maiden Holdings, Ltd.                                    214,117  2,211,829
    MainSource Financial Group, Inc.                         134,470  1,703,735
*   Malvern Bancorp, Inc.                                      8,513     98,836

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES     VALUE+
                                                           --------- ----------
Financials -- (Continued)
#   MarketAxess Holdings, Inc.                                25,028 $1,059,185
    Marlin Business Services Corp.                            66,856  1,619,921
*   Maui Land & Pineapple Co., Inc.                           49,270    208,412
    Mayflower Bancorp, Inc.                                    3,884     39,889
    MB Financial, Inc.                                        67,538  1,672,241
*   MBT Financial Corp.                                        1,763      7,123
    MCG Capital Corp.                                        583,022  2,996,733
#   Meadowbrook Insurance Group, Inc.                        449,558  3,497,561
    Medallion Financial Corp.                                164,087  2,451,460
    Mercantile Bank Corp.                                     13,591    227,106
#   Merchants Bancshares, Inc.                                62,187  1,886,754
#*  Meridian Interstate Bancorp, Inc.                         49,951    913,604
    Meta Financial Group, Inc.                                25,650    681,777
#*  Metro Bancorp, Inc.                                      126,758  2,249,954
*   MetroCorp Bancshares, Inc.                                76,185    765,659
*   MGIC Investment Corp.                                  1,047,384  5,655,874
#   MicroFinancial, Inc.                                      83,043    671,818
    Mid Penn Bancorp, Inc.                                     7,759     82,168
#   MidSouth Bancorp, Inc.                                    53,485    840,249
    MidWestOne Financial Group, Inc.                          15,022    359,026
    MSB Financial Corp.                                        2,696     19,465
    MutualFirst Financial, Inc.                               39,230    630,426
#*  National Financial Partners Corp.                        317,997  8,058,044
#   National Interstate Corp.                                 59,495  1,728,330
    National Security Group, Inc.                             12,602    102,139
#   National Western Life Insurance Co. Class A               11,094  2,025,986
    Naugatuck Valley Financial Corp.                           7,309     54,014
*   Navigators Group, Inc. (The)                              78,413  4,538,544
    NBT Bancorp, Inc.                                        281,516  5,700,699
    Nelnet, Inc. Class A                                      18,233    619,922
*   Netspend Holdings, Inc.                                  319,326  5,096,443
*   New Century Bancorp, Inc.                                  9,127     58,413
    New Hampshire Thrift Bancshares, Inc.                     21,740    280,011
*   NewBridge Bancorp                                         37,843    222,895
*   Newport Bancorp, Inc.                                     11,702    199,870
*   NewStar Financial, Inc.                                  192,358  2,298,678
    Nicholas Financial, Inc.                                  41,301    603,821
*   North Valley Bancorp                                       3,829     67,352
    Northeast Bancorp                                          4,362     41,308
    Northeast Community Bancorp, Inc.                         24,952    148,963
#   Northfield Bancorp, Inc.                                 203,570  2,393,983
    Northrim BanCorp, Inc.                                    44,423    967,533
    Northway Financial, Inc.                                   1,025     16,554
    Northwest Bancshares, Inc.                                55,802    683,574
#   Norwood Financial Corp.                                    9,629    298,499
    Ocean Shore Holding Co.                                   20,561    307,593
#   OceanFirst Financial Corp.                               115,455  1,640,616
    OFG Bancorp                                              242,550  3,897,778
#   Ohio Valley Banc Corp.                                    16,910    327,378
    Old National Bancorp                                     155,239  1,890,811
#*  Old Second Bancorp, Inc.                                 120,505    554,323
*   OmniAmerican Bancorp, Inc.                                88,259  2,197,649

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CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Oppenheimer Holdings, Inc. Class A                       14,513 $  268,491
#   Oritani Financial Corp.                                 352,734  5,456,795
    Pacific Continental Corp.                                89,837  1,004,378
#*  Pacific Mercantile Bancorp                                6,384     38,304
*   Pacific Premier Bancorp, Inc.                            58,322    708,612
#   PacWest Bancorp                                         278,122  7,712,323
#   Park National Corp.                                      35,882  2,453,611
*   Park Sterling Corp.                                     248,405  1,423,361
*   Patriot National Bancorp, Inc.                           15,644     23,153
#   Peapack Gladstone Financial Corp.                        85,161  1,241,647
#   Penns Woods Bancorp, Inc.                                36,321  1,486,255
    Peoples Bancorp of North Carolina, Inc.                  15,956    187,164
    Peoples Bancorp, Inc.                                    94,701  1,930,006
    Peoples Bancorp/Auburn                                    3,331     68,702
#*  PHH Corp.                                               182,260  3,842,041
#*  Phoenix Cos., Inc. (The)                                 48,205  1,403,248
*   PICO Holdings, Inc.                                     175,008  3,797,674
*   Pinnacle Financial Partners, Inc.                       258,033  6,262,461
#*  Piper Jaffray Cos.                                        4,037    136,289
*   Porter Bancorp, Inc.                                     27,503     24,478
*   Preferred Bank                                            8,878    146,487
    Premier Financial Bancorp, Inc.                          27,910    340,502
#*  Primus Guaranty, Ltd.                                    23,720    243,130
#   PrivateBancorp, Inc.                                     46,664    895,016
    Provident Financial Holdings, Inc.                       67,702  1,096,772
    Provident Financial Services, Inc.                      121,248  1,858,732
#   Provident New York Bancorp                              401,514  3,629,687
*   Prudential Bancorp, Inc. of Pennsylvania                 26,515    226,968
*   PSB Holdings, Inc.                                        1,113      6,489
#   Pulaski Financial Corp.                                  85,066    897,446
#   Pzena Investment Management, Inc. Class A                19,143    121,367
#   QC Holdings, Inc.                                       171,139    520,263
    QCR Holdings, Inc.                                          100      1,597
#   Radian Group, Inc.                                      540,302  6,456,609
    Renasant Corp.                                          148,086  3,379,323
#   Republic Bancorp, Inc. Class A                          199,097  4,419,953
*   Republic First Bancorp, Inc.                             74,245    201,204
#   Resource America, Inc. Class A                          171,132  1,577,837
*   Riverview Bancorp, Inc.                                  96,249    235,810
#   Rockville Financial, Inc.                               147,978  1,923,714
#   Roma Financial Corp.                                     85,065  1,447,806
*   Royal Bancshares of Pennsylvania, Inc. Class A           26,270     35,465
#   S&T Bancorp, Inc.                                       210,755  3,976,947
#*  Safeguard Scientifics, Inc.                             196,766  3,175,803
    Safety Insurance Group, Inc.                             82,930  4,119,133
#   Salisbury Bancorp, Inc.                                   7,752    207,366
    Sandy Spring Bancorp, Inc.                              118,497  2,426,819
    SB Financial Group, Inc.                                  2,810     24,447
#   SCBT Financial Corp.                                     92,425  4,415,142
#*  Seacoast Banking Corp. of Florida                       114,349    244,707
#*  Security National Financial Corp. Class A                22,097    175,229
#   Selective Insurance Group, Inc.                         148,171  3,471,647

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CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
*    Shore Bancshares, Inc.                                   36,541 $  255,787
     SI Financial Group, Inc.                                  7,776     90,202
*    Siebert Financial Corp.                                  13,141     18,857
     Sierra Bancorp                                           88,637  1,145,190
     Simmons First National Corp. Class A                    138,527  3,396,682
#    Simplicity Bancorp, Inc.                                 21,206    318,090
     Somerset Hills Bancorp                                    2,336     26,607
*    South Street Financial Corp.                              2,945     15,373
*    Southcoast Financial Corp.                                3,709     18,730
(o)  Southern Community Financial                             45,616     10,036
*    Southern Connecticut Bancorp, Inc.                       13,701     50,694
*    Southern First Bancshares, Inc.                          30,135    326,965
     Southern Missouri Bancorp, Inc.                           7,832    199,677
     Southern National Bancorp of Virginia, Inc.               1,014     10,211
#    Southside Bancshares, Inc.                              118,306  2,529,374
*    Southwest Bancorp, Inc.                                 130,906  1,730,577
     Southwest Georgia Financial Corp.                        12,047    116,254
     State Auto Financial Corp.                               41,897    728,170
     StellarOne Corp.                                        116,921  1,752,646
     Sterling Bancorp                                        271,569  3,063,298
     Stewart Information Services Corp.                      147,468  3,991,959
*    Stifel Financial Corp.                                   10,129    326,356
*    Stratus Properties, Inc.                                 70,975  1,095,854
#*   Suffolk Bancorp                                          97,492  1,524,775
     Summit State Bank                                         1,118      9,671
#*   Sun Bancorp, Inc.                                       276,153    889,213
*    Sussex Bancorp                                            5,926     38,163
*    SWS Group, Inc.                                         265,182  1,508,886
     SY Bancorp, Inc.                                        129,832  2,980,943
#*   Taylor Capital Group, Inc.                              170,775  2,501,854
     Teche Holding Co.                                        16,949    698,299
#*   Tejon Ranch Co.                                         215,548  6,289,691
#    Territorial Bancorp, Inc.                                42,556    994,959
     TF Financial Corp.                                       21,681    543,109
#    Thomas Properties Group, Inc.                           398,077  2,026,212
     Timberland Bancorp, Inc.                                 70,526    581,839
     Tompkins Financial Corp.                                 92,104  3,849,947
     Tower Financial Corp.                                     8,021    111,251
#    Tower Group International, Ltd.                         211,323  3,998,231
#    TowneBank                                               118,029  1,688,995
     Tree.com, Inc.                                           29,869    611,418
#    Trico Bancshares                                        146,645  2,561,888
#    TrustCo Bank Corp.                                      595,885  3,193,944
     Unico American Corp.                                    113,843  1,574,449
#    Union Bankshares Inc/Morrisville                         14,917    317,583
     Union First Market Bankshares Corp.                     127,210  2,405,541
     United Bancshares, Inc.                                   6,297     73,990
     United Community Bancorp                                  1,415     14,150
*    United Community Banks, Inc.                            124,344  1,361,567
#*   United Community Financial Corp.                        271,344  1,123,364
#    United Financial Bancorp, Inc.                           94,025  1,392,510
     United Fire Group, Inc.                                 192,649  5,386,466

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CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
#*  United Security Bancshares                             107,025 $    439,871
*   Unity Bancorp, Inc.                                     32,785      233,757
#   Universal Insurance Holdings, Inc.                     212,619    1,271,462
    Univest Corp. of Pennsylvania                          102,999    1,805,572
#   ViewPoint Financial Group, Inc.                        291,157    5,421,343
*   Virginia Commerce Bancorp, Inc.                        126,041    1,693,991
*   Virtus Investment Partners, Inc.                        43,955    8,395,405
    VSB Bancorp, Inc.                                        2,848       28,565
#*  Walker & Dunlop, Inc.                                   67,462    1,201,498
    Washington Banking Co.                                  85,818    1,184,288
#   Washington Trust Bancorp, Inc.                         131,301    3,512,302
*   Waterstone Financial, Inc.                              29,299      234,099
    Wayne Savings Bancshares, Inc.                           3,361       33,509
    WesBanco, Inc.                                         248,532    6,220,756
    West BanCorp., Inc.                                     89,233      961,932
#*  Western Alliance Bancorp                               614,415    9,038,045
    Westfield Financial, Inc.                              149,090    1,122,648
#   Westwood Holdings Group, Inc.                           66,804    2,919,335
#*  Wilshire Bancorp, Inc.                                 479,237    3,062,324
#*  World Acceptance Corp.                                 153,471   13,637,433
*   Wright Investors' Service Holdings, Inc.               109,400      241,774
*   WSB Holdings, Inc.                                      45,558      298,405
    WSFS Financial Corp.                                    18,377      899,370
    WVS Financial Corp.                                     12,479      149,748
#*  Yadkin Valley Financial Corp.                           26,916      107,933
#*  ZipRealty, Inc.                                        200,583      655,906
                                                                   ------------
Total Financials                                                    684,870,332
                                                                   ------------
Health Care -- (8.5%)
#   Abaxis, Inc.                                            41,954    1,791,016
#*  ABIOMED, Inc.                                            3,026       55,890
#*  Acadia Healthcare Co., Inc.                              2,504       79,001
#*  Accelerate Diagnostics, Inc.                            35,412      223,804
#*  Accuray, Inc.                                          496,228    2,183,403
#*  Acorda Therapeutics, Inc.                              208,232    8,239,740
#*  Adcare Health Systems, Inc.                             10,442       60,564
*   Addus HomeCare Corp.                                     3,792       44,897
#*  Affymax, Inc.                                          129,072      116,178
#*  Affymetrix, Inc.                                       461,292    1,679,103
#   Air Methods Corp.                                      211,186    7,727,296
#*  Akorn, Inc.                                             66,858    1,006,213
*   Albany Molecular Research, Inc.                        318,199    3,796,114
#*  Alliance HealthCare Services, Inc.                      90,318    1,151,554
*   Allied Healthcare Products                              22,068       59,363
#   Almost Family, Inc.                                     46,565      919,193
*   Alnylam Pharmaceuticals, Inc.                           19,466      466,211
#*  Alphatec Holdings, Inc.                                248,211      469,119
#*  AMAG Pharmaceuticals, Inc.                             119,812    2,641,855
#*  Amedisys, Inc.                                         142,569    1,431,393
#*  American Caresource Holdings, Inc.                       2,018        3,834
*   American Shared Hospital Services                       35,563       58,501
*   AMN Healthcare Services, Inc.                          301,045    4,133,348

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
*   Amsurg Corp.                                            286,482 $9,614,336
#   Analogic Corp.                                          123,731  9,834,140
#*  AngioDynamics, Inc.                                     182,315  1,846,851
*   Anika Therapeutics, Inc.                                113,051  1,509,231
#*  Ariad Pharmaceuticals, Inc.                              64,002  1,143,716
#*  Arqule, Inc.                                             49,434    145,830
#*  Arrhythmia Research Technology, Inc.                     26,575     67,235
*   ArthroCare Corp.                                        192,165  6,658,517
    Assisted Living Concepts, Inc. Class A                   95,397  1,137,132
*   Astex Pharmaceuticals                                   310,888  2,138,909
#*  AtriCure, Inc.                                            7,782     64,902
#   Atrion Corp.                                             19,961  3,999,985
#*  Authentidate Holding Corp.                                7,129      8,983
#*  AVEO Pharmaceuticals, Inc.                               75,858    387,634
#*  Bio-Reference Labs, Inc.                                195,969  4,997,209
*   Bioanalytical Systems, Inc.                              30,808     45,442
#*  BioCryst Pharmaceuticals, Inc.                           78,903    158,595
#*  Biodel, Inc.                                             39,257    118,164
*   Biolase, Inc.                                             1,996     10,579
#*  Biosante Pharmaceuticals, Inc.                           23,805     26,900
*   BioScrip, Inc.                                          462,046  6,403,958
#*  Biospecifics Technologies Corp.                          20,414    323,970
    Biota Pharmaceuticals, Inc.                              76,328    321,341
*   Bovie Medical Corp.                                     158,699    515,772
#*  BSD Medical Corp.                                       192,323    223,095
#*  Cambrex Corp.                                           270,611  3,379,931
#   Cantel Medical Corp.                                    184,230  5,823,510
*   Capital Senior Living Corp.                             227,001  5,507,044
#*  Cardica, Inc.                                            29,044     37,757
*   CardioNet, Inc.                                          21,224     61,762
*   CAS Medical Systems, Inc.                                   997      1,974
#*  Catalyst Pharmaceutical Partners, Inc.                   25,086     18,947
#*  Celldex Therapeutics, Inc.                              276,190  3,604,279
#*  Celsion Corp.                                            82,414     68,898
#*  Chindex International, Inc.                               9,314    127,602
#*  Cleveland Biolabs, Inc.                                   2,513      4,448
#*  Codexis, Inc.                                            46,517    104,198
*   Columbia Laboratories, Inc.                              27,734     16,918
#   Computer Programs & Systems, Inc.                        68,115  3,573,313
#*  Conceptus, Inc.                                         250,988  7,783,138
    CONMED Corp.                                            262,279  8,217,201
#*  Corcept Therapeutics, Inc.                              199,501    353,117
#*  Cornerstone Therapeutics, Inc.                            8,755     73,367
#*  Corvel Corp.                                            135,138  6,415,001
#*  Cross Country Healthcare, Inc.                          241,157  1,205,785
    CryoLife, Inc.                                          248,045  1,488,270
#*  Cumberland Pharmaceuticals, Inc.                        169,380    792,698
*   Cutera, Inc.                                            112,936  1,254,719
*   Cyberonics, Inc.                                        156,507  6,795,534
*   Cyclacel Pharmaceuticals, Inc.                           13,270     61,175
*   Cynosure, Inc. Class A                                   75,158  1,943,586
*   Cytokinetics, Inc.                                      203,807    260,873

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
    Daxor Corp.                                              43,502 $  332,355
#*  Depomed, Inc.                                            44,507    245,234
*   Digirad Corp.                                           104,281    266,959
#*  Discovery Laboratories, Inc.                             16,454     27,807
#*  Durect Corp.                                            443,309    695,995
#*  Dyax Corp.                                              620,588  1,706,617
*   Dynacq Healthcare, Inc.                                  64,639      3,943
#*  Dynavax Technologies Corp.                                2,993      7,034
*   Emergent Biosolutions, Inc.                             229,032  3,513,351
#*  Emeritus Corp.                                          165,586  4,255,560
*   Encision, Inc.                                            3,700      5,458
#*  Endocyte, Inc.                                           70,216    975,300
#   Ensign Group, Inc. (The)                                140,648  4,904,396
#*  EnteroMedics, Inc.                                          633        608
#*  Entremed, Inc.                                            1,607      2,989
*   Enzo Biochem, Inc.                                      274,574    615,046
#   Enzon Pharmaceuticals, Inc.                             301,457    994,808
*   ERBA Diagnostics, Inc.                                      119         81
#*  Exact Sciences Corp.                                    181,881  1,698,769
#*  Exactech, Inc.                                          101,444  1,876,714
#*  ExamWorks Group, Inc.                                    95,082  1,720,984
#*  Exelixis, Inc.                                           80,360    417,068
*   Five Star Quality Care, Inc.                            205,640    972,677
#*  Furiex Pharmaceuticals, Inc.                             23,790    807,670
#*  Galena Biopharma, Inc.                                      319        916
#*  Genomic Health, Inc.                                      1,322     40,136
#*  Gentiva Health Services, Inc.                           174,884  1,834,533
#*  Geron Corp.                                             316,814    370,672
*   Greatbatch, Inc.                                        238,848  6,673,413
#*  GTx, Inc.                                               125,751    580,970
#*  Hanger, Inc.                                            295,250  8,972,647
*   Harvard Bioscience, Inc.                                312,031  1,597,599
#*  HealthStream, Inc.                                      136,964  3,144,693
*   Healthways, Inc.                                        161,543  2,243,832
*   Hemispherx Biopharma, Inc.                               93,100     20,017
#   Hi-Tech Pharmacal Co., Inc.                             108,195  3,576,927
*   Hooper Holmes, Inc.                                     672,769    289,291
#*  Horizon Pharma, Inc.                                     25,074     60,178
#*  iBio, Inc.                                               84,085     36,173
*   Icad, Inc.                                                7,500     37,275
#*  ICU Medical, Inc.                                       133,505  8,043,676
*   Idenix Pharmaceuticals, Inc.                              2,832     10,478
*   Idera Pharmaceuticals, Inc.                             288,928    213,807
#*  Immunomedics, Inc.                                      109,787    281,055
*   Infinity Pharmaceuticals, Inc.                          116,582  5,023,518
#*  Inovio Pharmaceuticals, Inc.                             10,400      6,334
#*  Integra LifeSciences Holdings Corp.                      43,891  1,537,502
#   Invacare Corp.                                          240,746  3,238,034
#*  IPC The Hospitalist Co., Inc.                           106,907  4,877,097
*   Iridex Corp.                                             18,587     94,236
#*  IsoRay, Inc.                                                 20         10
#*  Keryx Biopharmaceuticals, Inc.                           45,500    370,825

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES     VALUE+
                                                           --------- ----------
Health Care -- (Continued)
    Kewaunee Scientific Corp.                                 25,060 $  327,284
*   Kindred Healthcare, Inc.                                 327,184  3,432,160
#   Landauer, Inc.                                            88,270  4,931,645
#*  Lannett Co., Inc.                                         82,061    952,728
*   LCA-Vision, Inc.                                         171,633    583,552
    LeMaitre Vascular, Inc.                                  170,177  1,031,273
#*  Lexicon Pharmaceuticals, Inc.                              6,001     11,882
*   LHC Group, Inc.                                          122,366  2,657,790
#*  Luminex Corp.                                             33,124    550,852
#*  Mast Therapeutics, Inc.                                   72,438     48,577
    Maxygen, Inc.                                            319,639    767,134
*   MedAssets, Inc.                                          386,094  7,231,541
o*  MedCath Corp.                                             92,602    126,865
*   Medical Action Industries, Inc.                          158,071  1,285,117
#*  MediciNova, Inc.                                          75,542    237,957
#*  Medidata Solutions, Inc.                                 120,773  8,014,496
#*  Merge Healthcare, Inc.                                    22,142     69,083
#   Meridian Bioscience, Inc.                                 23,405    474,887
#*  Merit Medical Systems, Inc.                              434,473  4,201,354
#   MGC Diagnostics Corp.                                      1,294      9,174
*   Misonix, Inc.                                             62,750    358,930
#*  Molina Healthcare, Inc.                                  185,115  6,145,818
#*  Momenta Pharmaceuticals, Inc.                            247,879  3,053,869
*   MWI Veterinary Supply, Inc.                               18,241  2,147,148
#*  Nanosphere, Inc.                                          98,497    272,837
#   National Healthcare Corp.                                104,718  4,862,057
#   National Research Corp.                                   67,439  4,042,968
*   Natus Medical, Inc.                                      249,793  3,124,910
#*  Neogen Corp.                                              39,946  2,030,455
*   Neurocrine Biosciences, Inc.                               4,181     48,249
#*  Novavax, Inc.                                              8,668     20,370
*   NuVasive, Inc.                                           293,907  6,163,230
#*  Oculus Innovative Sciences, Inc.                              31        164
*   Omnicell, Inc.                                           259,076  4,668,550
#*  OncoGenex Pharmaceutical, Inc.                            16,093    163,022
#*  OraSure Technologies, Inc.                                17,123     76,369
#*  Orthofix International NV                                104,727  3,393,155
#*  Osiris Therapeutics, Inc.                                 20,347    228,293
#*  Pacific Biosciences of California, Inc.                   15,271     39,094
#   Pain Therapeutics, Inc.                                  330,150  1,360,218
*   Palomar Medical Technologies, Inc.                        87,334  1,183,376
*   PDI, Inc.                                                130,894    598,186
#   PDL BioPharma, Inc.                                    1,068,559  8,270,647
#*  Pernix Therapeutics Holdings                              36,732    140,316
*   PharMerica Corp.                                         273,237  3,522,025
#*  PhotoMedex, Inc.                                          29,056    473,613
#*  Pozen, Inc.                                              294,588  1,452,319
#*  Progenics Pharmaceuticals, Inc.                          161,963    745,030
*   ProPhase Labs, Inc.                                       56,585     82,614
*   Providence Service Corp. (The)                           114,730  2,008,922
#*  pSivida Corp.                                             40,264     91,399
    Psychemedics Corp.                                         1,558     17,387

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
#   Quality Systems, Inc.                                   99,129 $  1,771,435
#*  Quidel Corp.                                           234,731    5,239,196
*   RadNet, Inc.                                           102,903      281,954
#*  Repligen Corp.                                         324,883    2,910,952
#*  Repros Therapeutics, Inc.                               10,473      213,021
#*  Retractable Technologies, Inc.                             272          332
#*  Rigel Pharmaceuticals, Inc.                            156,254      748,457
#*  Rochester Medical Corp.                                101,868    1,383,367
#*  RTI Biologics, Inc.                                    383,076    1,524,642
#*  RXi Pharmaceuticals Corp.                                  319           67
#*  Sangamo Biosciences, Inc.                              140,975    1,435,125
*   Santarus, Inc.                                         303,567    5,576,526
#*  Sciclone Pharmaceuticals, Inc.                         449,656    2,126,873
    Simulations Plus, Inc.                                 123,672      488,504
#*  Skilled Healthcare Group, Inc. Class A                 118,237      832,388
#*  Solta Medical, Inc.                                    397,170      774,482
    Span-America Medical Systems, Inc.                      32,884      647,486
#*  Spectranetics Corp.                                    219,936    4,101,806
#   Spectrum Pharmaceuticals, Inc.                         484,889    3,593,027
#*  Staar Surgical Co.                                     105,430      735,901
#*  StemCells, Inc.                                         11,628       19,651
#*  Stereotaxis, Inc.                                       10,471       18,534
*   Strategic Diagnostics, Inc.                              4,062        4,224
*   Sucampo Pharmaceuticals, Inc. Class A                   99,193      943,325
*   SunLink Health Systems, Inc.                            34,329       27,463
*   SurModics, Inc.                                        173,655    4,593,175
*   Symmetry Medical, Inc.                                 270,623    3,225,826
#*  Synageva BioPharma Corp.                                 5,436      280,987
#*  Targacept, Inc.                                         35,720      164,669
#*  Theragenics Corp.                                      278,526      401,077
#*  Threshold Pharmaceuticals, Inc.                         17,876       86,162
*   Tornier NV                                              18,850      342,882
#*  TranS1, Inc.                                           171,862      345,443
#*  Transcept Pharmaceuticals, Inc.                        111,214      440,407
*   Triple-S Management Corp. Class B                      106,007    1,911,306
o   Trubion Pharmeceuticals, Inc.                           10,785           --
    Universal American Corp.                               169,535    1,449,524
*   Urologix, Inc.                                         123,100       60,319
#*  Uroplasty, Inc.                                         12,179       30,448
#   US Physical Therapy, Inc.                              116,572    2,781,408
#   Utah Medical Products, Inc.                             48,415    2,146,237
*   Vanguard Health Systems, Inc.                           92,291    1,350,217
#*  Vascular Solutions, Inc.                               158,467    2,521,210
#*  Vical, Inc.                                             23,082       85,173
#*  Vision Sciences, Inc.                                   23,250       23,483
#*  Wright Medical Group, Inc.                             308,212    7,224,489
#*  XenoPort, Inc.                                          27,286      169,446
    Xstelos Holdings, Inc.                                  81,000      129,600
#*  Zalicus, Inc.                                           41,209       24,111
                                                                   ------------
Total Health Care                                                   391,155,556
                                                                   ------------

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                      SHARES    VALUE+
                                                      ------- ----------
Industrials -- (14.8%)
#   AAON, Inc.                                        273,996 $7,784,226
    AAR Corp.                                         289,231  5,165,666
#   ABM Industries, Inc.                               35,448    799,352
*   Acacia Research Corp.                               7,800    185,796
#*  ACCO Brands Corp.                                 287,804  1,942,677
#*  Accuride Corp.                                     19,390     99,665
    Aceto Corp.                                       229,163  2,383,295
    Acme United Corp.                                  30,407    389,210
#   Acorn Energy, Inc.                                 80,179    601,343
*   Active Power, Inc.                                 65,376    298,768
#*  Adept Technology, Inc.                            106,218    343,084
*   Aegion Corp.                                      182,991  3,853,790
#*  AeroCentury Corp.                                   9,017    178,356
*   Aerosonic Corp.                                    12,141     93,971
#*  Aerovironment, Inc.                               208,927  4,044,827
*   Air Transport Services Group, Inc.                324,059  1,869,820
    Aircastle, Ltd.                                   224,541  3,134,592
    Alamo Group, Inc.                                  90,998  3,646,290
#   Albany International Corp. Class A                207,534  6,028,863
o   Allied Defense Group, Inc. (The)                   51,940    272,685
    Allied Motion Technologies, Inc.                   35,896    256,297
#   Altra Holdings, Inc.                              201,348  5,365,924
#*  Ameresco, Inc. Class A                             97,937    721,796
    American Railcar Industries, Inc.                 172,915  6,174,795
#   American Science & Engineering, Inc.               84,690  5,460,811
#*  American Superconductor Corp.                      58,302    146,338
#*  American Woodmark Corp.                           128,224  4,314,738
    Ampco-Pittsburgh Corp.                             85,409  1,600,565
*   AMREP Corp.                                        55,375    501,144
#   Apogee Enterprises, Inc.                          266,257  6,784,228
*   ARC Document Solutions, Inc.                      213,451    685,178
#   Argan, Inc.                                        49,456    875,371
#   Arkansas Best Corp.                               163,446  1,717,817
#*  Arotech Corp.                                      99,723    105,706
    Art's-Way Manufacturing Co., Inc.                     200      1,234
#*  Ascent Solar Technologies, Inc.                    74,256     47,524
#   Astec Industries, Inc.                            179,865  5,904,968
#*  Astronics Corp.                                   115,462  3,209,844
*   Astrotech Corp.                                     6,182      4,884
*   AT Cross Co. Class A                               80,715  1,018,623
*   Avalon Holdings Corp. Class A                      20,575     75,099
    AZZ, Inc.                                         227,597  9,625,077
    Barrett Business Services, Inc.                    84,535  4,475,283
#*  Blount International, Inc.                        363,433  5,048,084
*   BlueLinx Holdings, Inc.                           184,488    536,860
*   Breeze-Eastern Corp.                               98,241    835,049
#   Briggs & Stratton Corp.                           373,211  8,393,515
#   Brink's Co. (The)                                   3,526     93,474
#*  Broadwind Energy, Inc.                                890      4,005
#*  Builders FirstSource, Inc.                        192,281  1,190,219
*   CAI International, Inc.                           128,624  3,278,626
#*  Casella Waste Systems, Inc. Class A                83,199    362,748

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#*  CBIZ, Inc.                                              617,182 $4,005,511
    CDI Corp.                                                98,414  1,542,147
    Ceco Environmental Corp.                                110,237  1,279,852
    Celadon Group, Inc.                                     217,381  3,649,827
*   Champion Industries, Inc.                                53,936      5,933
#   Chicago Rivet & Machine Co.                              17,700    428,340
#   CIRCOR International, Inc.                              117,294  5,551,525
#   Coleman Cable, Inc.                                      52,992    794,880
#*  Columbus McKinnon Corp.                                 170,803  3,207,680
    Comfort Systems USA, Inc.                               329,710  4,230,179
#*  Command Security Corp.                                   70,192    122,134
#*  Commercial Vehicle Group, Inc.                          151,009  1,058,573
    Compx International, Inc.                                18,270    228,375
    Conrad Industries, Inc.                                  18,700    503,965
*   Consolidated Graphics, Inc.                              80,348  2,866,013
    Courier Corp.                                           120,220  1,731,168
*   Covenant Transportation Group, Inc. Class A              91,000    505,050
#*  CPI Aerostructures, Inc.                                 48,356    445,359
*   CRA International, Inc.                                 101,190  1,865,944
*   DigitalGlobe, Inc.                                      106,344  3,104,181
*   Dolan Co. (The)                                         134,798    233,201
#   Douglas Dynamics, Inc.                                  161,344  2,257,203
*   Ducommun, Inc.                                           96,265  2,357,530
#*  DXP Enterprises, Inc.                                    85,577  5,723,390
#*  Dycom Industries, Inc.                                  246,356  4,759,598
#   Dynamic Materials Corp.                                  75,806  1,203,799
#*  Eagle Bulk Shipping, Inc.                                75,276    264,972
    Eastern Co. (The)                                        56,509    945,396
#*  Echo Global Logistics, Inc.                              35,848    621,963
    Ecology and Environment, Inc. Class A                    20,292    250,809
    Encore Wire Corp.                                       212,520  6,960,030
#*  Energy Recovery, Inc.                                   124,269    454,825
*   EnergySolutions, Inc.                                   341,987  1,412,406
#*  EnerNOC, Inc.                                           126,341  2,213,494
#*  Engility Holdings, Inc.                                  22,271    533,613
    Ennis, Inc.                                             225,577  3,467,119
#*  EnPro Industries, Inc.                                  181,024  8,920,863
#*  Environmental Tectonics Corp.                            60,400    100,264
    ESCO Technologies, Inc.                                 159,154  5,724,769
#   Espey Manufacturing & Electronics Corp.                  35,587    898,216
#*  Excel Maritime Carriers, Ltd.                           299,086    122,625
    Exponent, Inc.                                          135,915  7,162,721
*   Federal Signal Corp.                                    485,877  3,770,406
#*  Flow International Corp.                                314,303  1,150,349
    Forward Air Corp.                                       214,928  7,928,694
*   Franklin Covey Co.                                      169,691  2,389,249
#   Franklin Electric Co., Inc.                             120,558  3,902,462
#   FreightCar America, Inc.                                 68,565  1,431,637
*   Frozen Food Express Industries                          156,525    198,787
#*  Fuel Tech, Inc.                                         117,467    469,868
#*  Furmanite Corp.                                         334,453  2,123,777
    G&K Services, Inc. Class A                              146,954  6,905,368

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#*  Genco Shipping & Trading, Ltd.                          241,352 $  412,712
*   Gencor Industries, Inc.                                   6,536     45,229
#*  GenCorp, Inc.                                           246,115  3,216,723
#*  Gibraltar Industries, Inc.                              276,704  5,174,365
#   Global Power Equipment Group, Inc.                       38,305    632,033
*   Goldfield Corp. (The)                                    44,025    136,478
#   Gorman-Rupp Co. (The)                                   197,355  5,575,279
*   GP Strategies Corp.                                     152,647  3,365,866
#   Graham Corp.                                             69,006  1,676,846
    Granite Construction, Inc.                              114,448  3,166,776
#   Great Lakes Dredge & Dock Corp.                         418,230  2,894,152
*   Greenbrier Cos., Inc.                                   182,223  4,110,951
    Griffon Corp.                                           481,728  4,961,798
    H&E Equipment Services, Inc.                            282,833  5,758,480
    Hardinge, Inc.                                           97,119  1,311,107
#*  Hawaiian Holdings, Inc.                                 483,077  2,652,093
#   Heartland Express, Inc.                                  39,922    541,742
#   Heidrick & Struggles International, Inc.                159,200  2,104,624
#*  Heritage-Crystal Clean, Inc.                              7,001    108,866
#*  Hill International, Inc.                                317,051    871,890
*   Horizon Lines, Inc. Class A                              12,140     16,996
#   Houston Wire & Cable Co.                                144,691  1,970,691
#*  Hudson Global, Inc.                                     131,868    435,164
#*  Hudson Technologies, Inc.                                20,484     82,755
*   Hurco Cos., Inc.                                         54,870  1,472,162
#*  Huron Consulting Group, Inc.                            156,105  6,522,067
*   Huttig Building Products, Inc.                          161,870    380,395
    Hyster-Yale Materials Handling, Inc.                     64,488  3,365,629
*   ICF International, Inc.                                 107,164  2,905,216
#*  II-VI, Inc.                                               9,400    145,418
#*  InnerWorkings, Inc.                                      93,976    946,338
#*  Innotrac Corp.                                          156,400    600,576
    Innovative Solutions & Support, Inc.                    139,210  1,223,656
    Insperity, Inc.                                         186,696  5,158,410
    Insteel Industries, Inc.                                 99,231  1,645,250
*   Integrated Electrical Services, Inc.                    118,179    688,984
*   Intelligent Systems Corp.                                42,582     61,744
#   Interface, Inc.                                         458,241  7,670,954
    International Shipholding Corp.                          58,108  1,049,430
#   Intersections, Inc.                                     156,439  1,495,557
    John Bean Technologies Corp.                            208,908  4,332,752
*   JPS Industries, Inc.                                     24,500    154,350
    Kadant, Inc.                                             98,109  2,714,676
#   Kaman Corp.                                             234,532  7,924,836
#   Kaydon Corp.                                            236,407  5,635,943
#   Kelly Services, Inc. Class A                            255,264  4,344,593
    Kelly Services, Inc. Class B                                635     11,274
*   Key Technology, Inc.                                     49,705    620,318
#   Kforce, Inc.                                            392,289  5,931,410
    Kimball International, Inc. Class B                     227,614  2,091,773
#   Knight Transportation, Inc.                              15,676    244,859
#   Knoll, Inc.                                             357,227  5,558,452

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES     VALUE+
                                                           --------- ----------
Industrials -- (Continued)
*   Korn/Ferry International                                 298,133 $4,934,101
#*  Kratos Defense & Security Solutions, Inc.                197,379  1,004,659
    Lawson Products, Inc.                                     82,104  1,161,772
#*  Layne Christensen Co.                                    139,051  2,840,812
    LB Foster Co. Class A                                    102,703  4,534,337
#   Lindsay Corp.                                            114,790  8,818,168
#*  LMI Aerospace, Inc.                                       94,970  2,031,408
    LS Starrett Co. (The) Class A                             51,344    549,381
    LSI Industries, Inc.                                     202,268  1,423,967
*   Luna Innovations, Inc.                                    17,526     22,609
*   Lydall, Inc.                                             140,104  2,009,091
*   Magnetek, Inc.                                            30,711    479,399
#*  Manitex International, Inc.                                6,450     65,339
    Marten Transport, Ltd.                                   203,423  4,143,727
    Mastech Holdings, Inc.                                     7,962     58,123
    Matson, Inc.                                              89,259  2,101,157
    McGrath RentCorp                                         236,077  7,332,552
*   Meritor, Inc.                                            105,654    612,793
    Met-Pro Corp.                                            188,147  2,521,170
#*  Metalico, Inc.                                           356,973    531,890
*   Mfri, Inc.                                                57,134    417,078
    Michael Baker Corp.                                       84,494  2,057,429
#   Miller Industries, Inc.                                   79,825  1,206,156
*   Mistras Group, Inc.                                       94,111  1,783,403
*   Mobile Mini, Inc.                                        270,419  7,606,886
    Mueller Water Products, Inc. Class A                   1,290,158  7,637,735
    Multi-Color Corp.                                        104,725  2,708,189
*   MYR Group, Inc.                                          171,036  3,899,621
#   National Presto Industries, Inc.                          41,306  3,097,950
*   National Technical Systems, Inc.                          86,036    827,666
*   Navigant Consulting, Inc.                                234,841  2,895,590
*   NCI Building Systems, Inc.                                41,854    716,540
    NL Industries, Inc.                                      236,934  2,670,246
*   NN, Inc.                                                 160,207  1,443,465
#*  Nortek, Inc.                                               5,653    406,225
*   Northwest Pipe Co.                                        88,313  2,410,062
#*  Ocean Power Technologies, Inc.                            35,797     55,127
#*  Odyssey Marine Exploration, Inc.                         448,045  1,321,733
#   Omega Flex, Inc.                                         100,238  1,350,206
#*  On Assignment, Inc.                                      300,324  7,288,863
*   Orbit International Corp.                                 14,582     51,547
*   Orbital Sciences Corp.                                   283,432  5,107,445
*   Orion Energy Systems, Inc.                                26,146     62,750
*   Orion Marine Group, Inc.                                  80,307    735,612
*   Pacer International, Inc.                                221,895  1,262,583
    PAM Transportation Services, Inc.                         86,903    907,267
*   Park-Ohio Holdings Corp.                                  99,207  3,648,833
*   Patrick Industries, Inc.                                  72,229  1,463,360
#*  Patriot Transportation Holding, Inc.                      92,577  2,680,104
*   Paul Mueller Co.                                          10,813    197,878
*   Pendrell Corp.                                           114,487    193,483
#*  PGT, Inc.                                                 69,526    535,350

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    Pike Electric Corp.                                     187,680 $2,933,438
#*  Plug Power, Inc.                                            881        141
#*  PMFG, Inc.                                               94,438    543,963
#*  Powell Industries, Inc.                                 109,528  5,393,159
*   PowerSecure International, Inc.                         173,927  2,382,800
#   Preformed Line Products Co.                              51,643  4,157,262
    Primoris Services Corp.                                 257,901  5,684,138
    Providence and Worcester Railroad Co.                    18,747    289,172
#   Quad/Graphics, Inc.                                      22,994    480,575
#*  Quality Distribution, Inc.                              188,692  1,501,988
#   Quanex Building Products Corp.                          265,851  4,325,396
#   Raven Industries, Inc.                                  205,942  6,909,354
#*  RBC Bearings, Inc.                                      146,959  7,068,728
    RCM Technologies, Inc.                                  114,406    646,394
#*  Real Goods Solar, Inc. Class A                            1,796      3,520
*   Republic Airways Holdings, Inc.                         318,432  3,563,254
#   Resources Connection, Inc.                              229,251  2,604,291
*   Roadrunner Transportation Systems, Inc.                 126,813  2,854,561
*   RPX Corp.                                                27,589    369,968
*   Rush Enterprises, Inc. Class A                          239,099  5,472,976
*   Rush Enterprises, Inc. Class B                          115,888  2,294,582
*   Saia, Inc.                                              108,981  4,459,503
    Schawk, Inc.                                            243,811  2,481,996
#*  Schuff International, Inc.                               53,200    649,040
    Servotronics, Inc.                                       24,804    184,294
    SIFCO Industries, Inc.                                   45,830    782,776
    SkyWest, Inc.                                           348,537  4,987,564
    SL Industries, Inc.                                      54,267  1,041,926
#   SmartPros, Ltd.                                          38,973     59,239
*   Sparton Corp.                                            47,951    666,039
#*  Standard Parking Corp.                                  169,280  3,637,827
#*  Standard Register Co. (The)                             234,875    162,064
    Standex International Corp.                             110,239  5,831,643
*   Sterling Construction Co., Inc.                          91,184    922,782
    Sun Hydraulics Corp.                                    227,149  7,439,130
*   Supreme Industries, Inc. Class A                        101,505    454,742
    Sypris Solutions, Inc.                                  166,119    531,581
#   TAL International Group, Inc.                           197,941  8,194,757
#*  Taser International, Inc.                               232,850  2,051,409
#*  Team, Inc.                                              157,995  6,123,886
*   Tecumseh Products Co. Class A                           121,247  1,079,098
*   Tecumseh Products Co. Class B                            10,870     88,156
*   Tel-Instrument Electronics Corp.                         19,940     70,089
#   Tennant Co.                                             159,106  7,608,449
*   Thermon Group Holdings, Inc.                             37,995    744,702
#   Titan International, Inc.                               379,762  8,472,490
#*  Titan Machinery, Inc.                                   162,627  3,668,865
#*  TMS International Corp. Class A                          18,182    262,548
*   Transcat, Inc.                                           42,500    303,875
*   TRC Cos., Inc.                                          200,030  1,208,181
#*  Trex Co., Inc.                                           11,230    546,676
*   Trimas Corp.                                            282,477  8,615,549

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
#*  TrueBlue, Inc.                                         313,135 $  6,488,157
*   Tufco Technologies, Inc.                                 6,498       32,977
*   Tutor Perini Corp.                                     138,865    2,282,941
#   Twin Disc, Inc.                                         90,134    1,921,657
*   Ultralife Corp.                                         84,195      331,728
#*  Ultrapetrol Bahamas, Ltd.                                6,299       14,614
    UniFirst Corp.                                          94,209    8,577,729
#   United Stationers, Inc.                                  6,617      214,854
#*  UniTek Global Services, Inc.                               400          460
#   Universal Forest Products, Inc.                        156,121    6,026,271
*   Universal Power Group, Inc.                             29,335       51,776
*   Universal Security Instruments, Inc.                     2,177       10,373
#*  Universal Truckload Services, Inc.                      76,853    1,939,770
    US Ecology, Inc.                                       172,893    4,702,690
*   USA Truck, Inc.                                         66,021      338,688
*   Versar, Inc.                                            37,056      162,305
    Viad Corp.                                             192,839    5,023,456
*   Vicor Corp.                                            259,789    1,395,067
*   Virco Manufacturing Corp.                              133,476      270,956
*   Volt Information Sciences, Inc.                        192,487    1,559,145
    VSE Corp.                                               33,676    1,026,781
#*  Wabash National Corp.                                  407,405    3,841,829
*   Willdan Group, Inc.                                      6,636       15,495
*   Willis Lease Finance Corp.                              76,817    1,090,033
#*  XPO Logistics, Inc.                                     87,531    1,427,631
                                                                   ------------
Total Industrials                                                   679,419,533
                                                                   ------------
Information Technology -- (14.6%)
#*  3D Systems Corp.                                       132,900    5,082,096
#*  Accelrys, Inc.                                         522,855    5,150,122
#*  Active Network, Inc. (The)                              13,997       70,405
#*  Actuate Corp.                                          540,500    3,318,670
*   ADDvantage Technologies Group, Inc.                     84,703      199,899
*   Advanced Energy Industries, Inc.                       385,029    6,537,792
*   Advanced Photonix, Inc. Class A                         65,272       30,678
*   Aehr Test Systems                                       42,505       42,505
*   Aeroflex Holding Corp.                                 265,674    1,976,615
*   Aetrium, Inc.                                            2,617        2,041
*   Agilysys, Inc.                                         176,406    2,060,422
#*  Alpha & Omega Semiconductor, Ltd.                       77,620      561,969
#   American Software, Inc. Class A                        222,349    1,847,720
#*  Amkor Technology, Inc.                                 385,318    1,629,895
#*  Amtech Systems, Inc.                                    72,428      268,708
#*  ANADIGICS, Inc.                                        412,301      865,832
*   Analysts International Corp.                            38,018      134,964
*   Anaren, Inc.                                           133,778    3,131,743
#*  Applied Micro Circuits Corp.                           616,460    4,598,792
#*  Astea International, Inc.                               21,160       67,289
    Astro-Med, Inc.                                         58,981      581,553
*   ATMI, Inc.                                             227,876    4,956,303
*   Autobytel, Inc.                                         78,058      342,675
#*  AVG Technologies NV                                     16,208      264,515

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                     SHARES    VALUE+
                                                     ------- ----------
Information Technology -- (Continued)
*   Aviat Networks, Inc.                             338,038 $1,081,722
*   Avid Technology, Inc.                            194,513  1,281,841
#   Aware, Inc.                                      131,474    635,019
*   Axcelis Technologies, Inc.                       914,667  1,189,067
#*  AXT, Inc.                                        285,411    819,130
#   Badger Meter, Inc.                               152,301  6,652,508
    Bel Fuse, Inc. Class A                            33,988    446,092
    Bel Fuse, Inc. Class B                            92,406  1,360,216
*   Benchmark Electronics, Inc.                       15,515    276,788
    Black Box Corp.                                  143,976  3,127,159
*   Blonder Tongue Laboratories                       76,200     73,152
#*  Blucora, Inc.                                    320,236  4,729,886
#   Bogen Communications International                33,103     66,206
o   Bogen Corp                                        33,103         --
#*  Bottomline Technologies de, Inc.                 238,460  6,247,652
#*  BroadVision, Inc.                                 16,737    145,110
    Brooks Automation, Inc.                          451,743  4,390,942
*   Bsquare Corp.                                     89,864    277,680
*   BTU International, Inc.                           74,894    172,256
#*  Cabot Microelectronics Corp.                     216,245  7,246,370
*   CalAmp Corp.                                     237,055  2,638,422
#*  Calix, Inc.                                      243,748  2,079,170
#*  Cardtronics, Inc.                                 69,538  1,947,759
*   Cascade Microtech, Inc.                           88,052    604,037
#   Cass Information Systems, Inc.                    57,671  2,410,648
#*  Ceva, Inc.                                       110,934  1,692,853
*   Checkpoint Systems, Inc.                         197,721  2,287,632
*   China Information Technology, Inc.                25,916     34,987
*   Chyron International Corp.                           315        391
*   CIBER, Inc.                                      417,211  1,777,319
#*  Cinedigm Digital Cinema Corp. Class A              1,512      2,223
*   Clearfield, Inc.                                  88,476    621,986
#*  Cogo Group, Inc.                                  16,364     31,255
    Coherent, Inc.                                    17,782    994,547
    Cohu, Inc.                                       157,954  1,511,620
o#  Commerce One LLC                                   4,800         --
#   Communications Systems, Inc.                      79,847    776,911
    Computer Task Group, Inc.                        178,101  3,654,633
#*  comScore, Inc.                                    26,879    434,633
    Comtech Telecommunications Corp.                 138,344  3,404,646
    Concurrent Computer Corp.                         25,351    178,471
#*  Constant Contact, Inc.                            96,305  1,407,016
#*  Cray, Inc.                                       297,621  6,297,660
#   Crexendo, Inc.                                   104,126    255,109
#*  CSG Systems International, Inc.                  233,980  5,056,308
    CSP, Inc.                                         49,891    274,401
    CTS Corp.                                        184,539  1,965,340
#*  CVD Equipment Corp.                               31,867    331,098
*   CyberOptics Corp.                                 56,931    318,244
#   Daktronics, Inc.                                 268,470  2,682,015
*   Data I/O Corp.                                    77,000    128,590
#*  Datalink Corp.                                   114,190  1,277,786

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Dataram Corp.                                            13,698 $   28,629
#*  Datawatch Corp.                                          18,488    232,949
#*  Dealertrack Technologies, Inc.                          200,661  5,588,409
#*  Demand Media, Inc.                                      204,453  1,770,563
#*  Dice Holdings, Inc.                                     449,189  3,791,155
*   Digi International, Inc.                                236,189  2,154,044
#   Digimarc Corp.                                           59,341  1,301,942
*   Digital River, Inc.                                      22,596    327,190
#*  Diodes, Inc.                                            119,685  2,424,818
#*  Document Security Systems, Inc.                           8,305     25,330
*   Dot Hill Systems Corp.                                  550,651    831,483
*   DSP Group, Inc.                                         234,064  1,888,896
#*  DTS, Inc.                                               174,891  2,934,671
*   Dynamics Research Corp.                                  82,749    483,254
    EarthLink, Inc.                                         652,852  3,714,728
#   Ebix, Inc.                                              258,294  4,806,851
#*  Echelon Corp.                                           172,946    382,211
*   Edgewater Technology, Inc.                               87,868    339,170
#*  Elecsys Corp.                                            31,697    185,744
    Electro Rent Corp.                                      237,405  3,933,801
#   Electro Scientific Industries, Inc.                     117,359  1,265,130
#   Electro-Sensors, Inc.                                     3,450     15,353
*   Electronics for Imaging, Inc.                           361,249  9,652,573
#*  Ellie Mae, Inc.                                           3,866    100,593
#   eMagin Corp.                                             52,807    188,521
#*  Emcore Corp.                                            149,543    653,503
*   Emulex Corp.                                            437,094  2,622,564
#*  Entegris, Inc.                                          776,103  7,357,456
#*  Entropic Communications, Inc.                           477,309  2,023,790
*   Envestnet, Inc.                                         123,001  2,241,078
*   EPAM Systems, Inc.                                        4,448     95,632
#   EPIQ Systems, Inc.                                      280,862  3,923,642
    ePlus, Inc.                                              55,622  2,529,689
#*  Euronet Worldwide, Inc.                                 216,115  6,597,991
    Evolving Systems, Inc.                                   35,800    205,492
#*  Exar Corp.                                              401,913  4,332,622
#*  ExlService Holdings, Inc.                               229,760  7,494,771
#*  Extreme Networks                                        618,849  2,060,767
*   Fabrinet                                                 84,964  1,166,556
#*  FalconStor Software, Inc.                               427,994    706,190
#*  FARO Technologies, Inc.                                 112,214  4,352,781
#*  Finisar Corp.                                            35,371    454,164
*   FormFactor, Inc.                                        134,932    667,913
#   Forrester Research, Inc.                                256,189  9,184,376
    Frequency Electronics, Inc.                              74,860    750,097
#*  Giga-tronics, Inc.                                       33,725     51,262
*   GigOptix, Inc.                                           17,808     17,096
*   Global Cash Access Holdings, Inc.                       478,883  3,414,436
    Globalscape, Inc.                                         5,930      9,607
*   Globecomm Systems, Inc.                                 204,197  2,501,413
*   GSE Systems, Inc.                                       127,249    240,501
*   GSI Group, Inc.                                          84,971    725,652

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES     VALUE+
                                                           --------- ----------
Information Technology -- (Continued)
#*  GSI Technology, Inc.                                     126,100 $  786,864
#*  GT Advanced Technologies, Inc.                           337,635  1,326,906
#*  Guidance Software, Inc.                                   39,875    419,485
    Hackett Group, Inc. (The)                                397,920  1,941,850
*   Harmonic, Inc.                                           808,292  4,591,099
*   Hauppauge Digital, Inc.                                   42,278     41,432
#   Heartland Payment Systems, Inc.                          279,163  9,181,671
#*  Higher One Holdings, Inc.                                 11,675    115,116
#*  Hutchinson Technology, Inc.                              231,183    647,312
#*  ID Systems, Inc.                                          55,135    297,729
#*  Identive Group, Inc.                                     195,156    185,398
#*  IEC Electronics Corp.                                     39,059    224,980
*   iGATE Corp.                                              527,877  8,810,267
#*  iGO, Inc.                                                  8,729     21,735
*   Ikanos Communications, Inc.                               64,641    105,365
*   Imation Corp.                                            188,057    692,050
#*  Immersion Corp.                                          117,379  1,243,044
#*  Infinera Corp.                                           774,532  6,521,559
*   Infosonics Corp.                                          69,762     34,965
#*  Innodata, Inc.                                           217,125    712,170
#*  Inphi Corp.                                               70,883    667,009
#*  Insight Enterprises, Inc.                                388,100  7,032,372
*   Integrated Device Technology, Inc.                     1,180,686  8,394,677
*   Integrated Silicon Solution, Inc.                        224,713  2,060,618
*   Intellicheck Mobilisa, Inc.                               25,737     13,126
#*  Interactive Intelligence Group, Inc.                      91,043  3,771,911
#*  Intermec, Inc.                                           152,918  1,504,713
*   Internap Network Services Corp.                          552,985  4,412,820
*   Internet Patents Corp.                                    12,966     48,493
*   Interphase Corp.                                          29,534     70,291
    Intersil Corp. Class A                                    37,271    289,223
#   inTEST Corp.                                              84,141    244,009
*   Intevac, Inc.                                            169,582    768,206
*   IntraLinks Holdings, Inc.                                 35,864    205,142
*   IntriCon Corp.                                            53,872    217,104
*   Inuvo, Inc.                                                1,309      1,021
*   Ipass, Inc.                                              366,725    707,779
*   Iteris, Inc.                                              52,380     81,713
#*  Ixia                                                     426,348  7,021,952
    IXYS Corp.                                               310,390  2,812,133
#*  Kemet Corp.                                              224,838  1,400,741
#*  Key Tronic Corp.                                          20,206    228,328
#   Keynote Systems, Inc.                                    120,647  1,352,453
#*  KIT Digital, Inc.                                        294,247     89,745
#*  Kopin Corp.                                              668,444  2,212,550
*   Kulicke & Soffa Industries, Inc.                         540,171  6,244,377
#*  KVH Industries, Inc.                                      98,964  1,307,314
*   Lantronix, Inc.                                               45         92
*   Lattice Semiconductor Corp.                            1,111,474  5,168,354
*   LGL Group, Inc. (The)                                     29,250    152,100
*   Lightpath Technologies, Inc. Class A                       8,650      6,229
#*  Limelight Networks, Inc.                                 667,209  1,287,713

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  Lionbridge Technologies, Inc.                           232,663 $   795,707
#   Littelfuse, Inc.                                            616      43,009
#*  LogMeIn, Inc.                                            19,440     438,955
*   LoJack Corp.                                            182,226     639,613
*   LTX-Credence Corp.                                      391,458   2,309,602
*   Magnachip Semiconductor Corp.                           258,031   4,138,817
*   Management Network Group, Inc.                           22,112      65,673
*   Manhattan Associates, Inc.                              216,969  15,233,393
#   ManTech International Corp. Class A                       9,340     249,285
#   Marchex, Inc. Class B                                   148,124     611,752
#*  Market Leader, Inc.                                     169,878   1,702,178
#*  Mattersight Corp.                                       103,208     483,013
#*  Mattson Technology, Inc.                                193,251     297,607
#*  MaxLinear, Inc. Class A                                  15,867      98,851
#*  Maxwell Technologies, Inc.                               62,316     380,128
#*  Measurement Specialties, Inc.                           109,266   4,673,307
#*  MEMC Electronic Materials, Inc.                       1,304,929   7,046,617
*   MEMSIC, Inc.                                             17,281      70,334
#*  Mercury Systems, Inc.                                   204,339   1,579,540
#   Mesa Laboratories, Inc.                                  31,800   1,569,648
    Methode Electronics, Inc.                               349,143   5,020,676
#   Micrel, Inc.                                            514,722   5,178,103
#*  Mindspeed Technologies, Inc.                            196,687     450,413
#   MOCON, Inc.                                              63,175     916,037
*   ModusLink Global Solutions, Inc.                        200,546     561,529
#*  MoneyGram International, Inc.                            24,702     407,830
#   Monolithic Power Systems, Inc.                          310,628   7,492,347
    Monotype Imaging Holdings, Inc.                         248,482   5,762,298
#*  Monster Worldwide, Inc.                                 118,549     519,245
#*  MoSys, Inc.                                             165,440     747,789
*   Move, Inc.                                              356,694   4,069,879
    MRV Communications, Inc.                                 61,619     594,623
#   MTS Systems Corp.                                       165,039  10,059,127
#*  Multi-Fineline Electronix, Inc.                         172,743   2,632,603
#*  Nanometrics, Inc.                                       171,339   2,403,886
*   NAPCO Security Technologies, Inc.                       307,597   1,304,211
#*  NCI, Inc. Class A                                        49,172     207,506
*   NeoPhotonics Corp.                                        2,000      11,020
#*  Netlist, Inc.                                            75,583      42,931
#*  Netscout Systems, Inc.                                  319,625   7,290,646
*   Newport Corp.                                           327,475   4,961,246
#*  Newtek Business Services, Inc.                          243,027     495,775
    NIC, Inc.                                               457,702   7,707,702
*   Novatel Wireless, Inc.                                  173,769     455,275
#*  Numerex Corp. Class A                                    73,646     760,027
#*  Oclaro, Inc.                                            345,826     470,323
*   Official Payments Holdings, Inc.                        169,800     954,276
#*  OmniVision Technologies, Inc.                           293,686   3,938,329
*   Omtool, Ltd.                                             30,770     112,618
#*  Onvia, Inc.                                               6,308      29,269
#*  OpenTable, Inc.                                             802      44,423
*   Oplink Communications, Inc.                             117,151   1,923,619

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
    Optical Cable Corp.                                      55,836 $  233,394
*   OSI Systems, Inc.                                       112,610  6,452,553
#*  Overland Storage, Inc.                                   40,733     46,028
*   PAR Technology Corp.                                    131,950    552,870
    Park Electrochemical Corp.                              187,161  4,467,533
#*  Parkervision, Inc.                                      171,061    682,533
    PC Connection, Inc.                                     108,093  1,668,956
    PC-Tel, Inc.                                            183,140  1,221,544
*   PCM, Inc.                                               117,011    848,330
*   PDF Solutions, Inc.                                     139,737  2,390,900
    Perceptron, Inc.                                         53,427    373,455
#*  Perficient, Inc.                                        204,825  2,146,566
*   Performance Technologies, Inc.                          102,658     86,233
*   Pericom Semiconductor Corp.                             223,214  1,441,962
*   Pfsweb, Inc.                                             24,219    103,173
#*  Photronics, Inc.                                        436,432  3,443,448
#*  Pixelworks, Inc.                                         58,634    134,858
*   Planar Systems, Inc.                                    162,065    277,131
#*  Plexus Corp.                                             86,350  2,328,859
#*  PLX Technology, Inc.                                     99,274    463,610
#   Power Integrations, Inc.                                 96,442  3,993,663
#*  Power-One, Inc.                                         546,289  3,452,546
#*  PRGX Global, Inc.                                       124,218    694,379
#*  Procera Networks, Inc.                                   15,322    169,921
#*  Progress Software Corp.                                  10,656    240,506
*   PROS Holdings, Inc.                                      13,890    360,029
#*  Pulse Electronics Corp.                                  13,304      4,337
#   QAD, Inc. Class A                                       126,079  1,523,034
    QAD, Inc. Class B                                        31,205    328,277
*   QLogic Corp.                                             56,794    616,783
*   Qualstar Corp.                                           90,434    163,686
#*  Quantum Corp.                                           359,551    514,158
#*  QuickLogic Corp.                                         46,771    119,734
*   QuinStreet, Inc.                                         46,715    305,516
*   Radisys Corp.                                           206,728  1,025,371
*   Rainmaker Systems, Inc.                                   1,126        563
#*  Rambus, Inc.                                            257,966  1,795,443
#*  RealD, Inc.                                             163,910  2,453,733
*   RealNetworks, Inc.                                      303,361  2,335,880
*   Reis, Inc.                                               85,111  1,364,329
#*  Relm Wireless Corp.                                      37,546     89,359
#*  Remark Media, Inc.                                        1,102      3,582
#*  Research Frontiers, Inc.                                  6,000     24,900
#*  Responsys, Inc.                                          18,977    147,451
#   RF Industries, Ltd.                                      54,002    323,472
    Richardson Electronics, Ltd.                            130,504  1,530,812
#   Rimage Corp.                                             85,784    772,914
*   Rofin-Sinar Technologies, Inc.                          147,612  3,675,539
#*  Rogers Corp.                                            115,833  4,939,119
#*  Rosetta Stone, Inc.                                      98,870  1,673,869
#*  Rubicon Technology, Inc.                                113,654    842,176
#*  Rudolph Technologies, Inc.                              274,996  3,209,203

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  Saba Software, Inc.                                      22,758 $   207,098
*   Sanmina Corp.                                           280,843   3,544,239
*   ScanSource, Inc.                                        231,988   6,720,692
#*  Schmitt Industries, Inc.                                 17,800      48,950
#*  Scientific Learning Corp.                               103,488     103,488
*   Seachange International, Inc.                           266,853   2,898,024
*   Selectica, Inc.                                          26,569     220,523
*   Sevcon, Inc.                                             56,400     225,600
#*  ShoreTel, Inc.                                          265,018     956,715
#*  Sigma Designs, Inc.                                     197,008     937,758
*   Sigmatron International, Inc.                            18,200      75,166
*   Silicon Graphics International Corp.                    110,001   1,430,013
#*  Silicon Image, Inc.                                     481,709   2,374,825
#*  Smith Micro Software, Inc.                              156,813     219,538
*   SMTC Corp.                                               16,231      35,871
#*  Sonic Foundry, Inc.                                      24,133     169,172
#*  Sonus Networks, Inc.                                  1,764,310   3,705,051
    Soundbite Communications, Inc.                            3,882      11,879
#*  Spansion, Inc. Class A                                  183,479   2,383,392
#*  Spark Networks, Inc.                                     37,263     254,134
*   Spire Corp.                                              82,087      50,894
#*  Stamps.com, Inc.                                         81,366   2,753,425
*   StarTek, Inc.                                           131,000     907,830
#*  STEC, Inc.                                              419,625   1,523,239
*   STR Holdings, Inc.                                       65,287     146,896
#*  Stratasys, Ltd.                                           8,255     685,578
#*  SunPower Corp.                                           24,615     334,518
#*  Super Micro Computer, Inc.                              223,786   2,152,821
    Supertex, Inc.                                          126,805   2,673,049
*   support.com, Inc.                                       259,436   1,035,150
*   Sykes Enterprises, Inc.                                 273,037   4,202,039
*   Symmetricom, Inc.                                       448,192   2,330,598
#*  Synaptics, Inc.                                         163,409   6,737,353
#*  Synchronoss Technologies, Inc.                           72,494   2,054,480
#*  Take-Two Interactive Software, Inc.                     151,301   2,308,853
#   Technical Communications Corp.                            7,300      47,377
*   TechTarget, Inc.                                        237,040   1,052,458
*   TeleCommunication Systems, Inc. Class A                 341,304     658,717
#*  Telenav, Inc.                                           121,945     638,992
#*  TeleTech Holdings, Inc.                                  91,349   1,944,820
#   Telular Corp.                                           152,579   1,948,434
#   Tessco Technologies, Inc.                                64,382   1,315,968
    Tessera Technologies, Inc.                              301,807   6,147,809
#   TheStreet, Inc.                                         233,363     434,055
    Transact Technologies, Inc.                              90,009     675,968
*   Transwitch Corp.                                         39,152      16,444
*   Travelzoo, Inc.                                          32,556     831,155
*   Trio Tech International                                   3,392       6,784
#*  TriQuint Semiconductor, Inc.                            411,532   2,403,347
    TSR, Inc.                                                60,552     201,638
*   TTM Technologies, Inc.                                  228,043   1,648,751
*   Tyler Technologies, Inc.                                230,600  14,583,144

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U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   Ultra Clean Holdings                                   117,034 $    732,633
#*  Ultratech, Inc.                                        209,883    6,185,252
#*  Unisys Corp.                                           323,353    6,185,743
    United Online, Inc.                                    680,172    4,625,170
#*  Unwired Planet, Inc.                                   241,149      477,475
#*  USA Technologies, Inc.                                   7,207       15,063
#*  UTStarcom Holdings Corp.                                65,251      180,745
#*  Veeco Instruments, Inc.                                  3,032      115,428
#*  Viasystems Group, Inc.                                  34,737      441,855
*   Vicon Industries, Inc.                                  45,650      152,928
*   Video Display Corp.                                     85,637      312,575
#*  Virtusa Corp.                                          208,724    4,635,760
*   Vishay Precision Group, Inc.                            12,650      181,275
*   Volterra Semiconductor Corp.                           153,648    1,998,960
#*  Vringo, Inc.                                            68,946      194,428
#   Wayside Technology Group, Inc.                          30,941      370,983
#*  Web.com Group, Inc.                                    339,044    5,899,366
#*  WebMD Health Corp.                                      27,483      663,714
#*  WebMediaBrands, Inc.                                    38,263       66,195
#*  Websense, Inc.                                         241,686    4,311,678
*   Westell Technologies, Inc. Class A                     434,491      851,602
#*  Wireless Ronin Technologies, Inc.                        5,171        7,498
*   Wireless Telecom Group, Inc.                           225,386      419,218
#*  WPCS International, Inc.                                14,426        5,193
*   XO Group, Inc.                                         199,437    2,245,661
#   Xyratex, Ltd.                                          111,302    1,188,705
*   Zhone Technologies, Inc.                                74,478       74,478
#*  Zix Corp.                                              377,328    1,418,753
*   Zygo Corp.                                             129,438    1,936,392
                                                                   ------------
Total Information Technology                                        668,324,331
                                                                   ------------
Materials -- (5.8%)
    A Schulman, Inc.                                       272,588    7,079,110
#*  AEP Industries, Inc.                                    64,544    4,976,342
#*  AM Castle & Co.                                        141,405    2,449,135
#   AMCOL International Corp.                              267,582    8,233,498
*   American Biltrite, Inc.                                    868      355,880
*   American Pacific Corp.                                  69,310    1,698,788
    American Vanguard Corp.                                215,638    6,219,000
#*  Arabian American Development Co.                       108,773      827,762
    Axiall Corp.                                           161,210    8,455,464
#   Balchem Corp.                                          221,446    9,597,470
    Boise, Inc.                                            649,913    5,192,805
    Buckeye Technologies, Inc.                             257,175    9,667,208
#*  Calgon Carbon Corp.                                    436,396    7,436,188
*   Century Aluminum Co.                                   383,733    3,131,261
    Chase Corp.                                             76,372    1,481,617
*   Clearwater Paper Corp.                                 171,208    7,878,992
#*  Contango ORE, Inc.                                       1,592       13,683
*   Continental Materials Corp.                             14,518      250,435
*   Core Molding Technologies, Inc.                         52,504      467,811
#   Deltic Timber Corp.                                     74,652    4,664,257

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
    Detrex Corp.                                             10,200 $  265,200
#*  Ferro Corp.                                             172,086  1,211,485
    Flamemaster Corp.                                           189      1,203
#*  Flotek Industries, Inc.                                 393,600  6,313,344
    Friedman Industries, Inc.                                61,530    585,766
#   FutureFuel Corp.                                        139,720  1,711,570
#*  General Moly, Inc.                                      418,681    778,747
#   Globe Specialty Metals, Inc.                            112,434  1,468,388
#*  Golden Minerals Co.                                      64,771    117,883
#   Hawkins, Inc.                                           101,706  3,782,446
#   Haynes International, Inc.                               82,308  4,000,992
*   Headwaters, Inc.                                        270,940  2,942,408
#*  Horsehead Holding Corp.                                 228,110  2,440,777
    Innophos Holdings, Inc.                                 144,139  7,395,772
    Innospec, Inc.                                          171,771  7,559,642
#   Kaiser Aluminum Corp.                                   119,079  7,501,977
    KapStone Paper and Packaging Corp.                      331,563  9,807,633
#   KMG Chemicals, Inc.                                      59,564  1,093,595
#   Koppers Holdings, Inc.                                  140,537  6,170,980
#*  Kraton Performance Polymers, Inc.                       161,236  3,661,670
*   Landec Corp.                                            252,997  3,392,690
#*  LSB Industries, Inc.                                    165,988  5,421,168
#*  Material Sciences Corp.                                 138,299  1,446,607
#   Materion Corp.                                          123,985  3,284,363
#*  McEwen Mining, Inc.                                     264,097    615,346
#*  Mercer International, Inc.                              222,551  1,399,846
#*  Mines Management, Inc.                                   33,421     26,403
*   Mod-Pac Corp.                                            26,617    222,252
    Myers Industries, Inc.                                  287,886  4,266,470
#   Neenah Paper, Inc.                                      107,942  3,104,412
    Noranda Aluminum Holding Corp.                          135,864    517,642
*   Northern Technologies International Corp.                38,414    414,871
#   Olympic Steel, Inc.                                      78,258  1,565,160
*   OM Group, Inc.                                          164,822  4,033,194
*   OMNOVA Solutions, Inc.                                  255,280  1,702,718
*   Penford Corp.                                           111,720  1,228,920
    PH Glatfelter Co.                                       389,968  9,359,232
    PolyOne Corp.                                           229,087  5,161,330
#   Quaker Chemical Corp.                                    95,969  5,923,207
#*  Revett Minerals, Inc.                                     2,968      4,363
#*  RTI International Metals, Inc.                          218,034  6,327,347
#   Schnitzer Steel Industries, Inc. Class A                 51,005  1,251,153
    Schweitzer-Mauduit International, Inc.                   41,990  1,691,777
*   Senomyx, Inc.                                           241,135    494,327
#*  Solitario Exploration & Royalty Corp.                     2,939      3,556
#   Stepan Co.                                              165,990  9,451,471
*   SunCoke Energy, Inc.                                      5,112     77,345
    Synalloy Corp.                                           57,753    813,740
#*  Texas Industries, Inc.                                  132,723  8,451,801
#   Tredegar Corp.                                          328,579  9,725,938
#*  UFP Technologies, Inc.                                   11,800    239,422
#*  United States Lime & Minerals, Inc.                      61,645  2,846,766

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
#*  Universal Stainless & Alloy Products, Inc.              54,274 $  1,897,419
#   US Silica Holdings, Inc.                                 2,439       49,829
#*  Verso Paper Corp.                                        6,475        7,835
    Vulcan International Corp.                               8,251      252,687
    Wausau Paper Corp.                                     492,621    5,014,882
*   Webco Industries, Inc.                                   3,750      435,000
#   Zep, Inc.                                              128,062    1,946,542
#*  Zoltek Cos., Inc.                                      282,869    3,736,699
                                                                   ------------
Total Materials                                                     266,693,914
                                                                   ------------
Other -- (0.0%)
o*  Allen Organ Co. Escrow Shares                            4,700           --
o*  Big 4 Ranch, Inc                                        35,000           --
o*  Brooklyn Federal Bancorp, Inc. Escrow Shares            37,150           --
o*  Concord Camera Corp. Escrow Shares                      49,560           --
o*  DLB Oil & Gas, Inc. Escrow Shares                        7,600           --
o*  EquiMed, Inc                                               132           --
o*  First Commerce Bancorp Escrow Shares                    50,014       56,516
o*  FRD Acquisition Co Escrow Shares                       294,513           --
o*  Gerber Scientific, Inc. Escrow Shares                  214,642           --
o*  iGO, Inc. Escrow Shares                                 11,200           --
o*  Petrocorp, Inc. Escrow Shares                           37,100        2,226
o*  Voyager Learning Co. Escrow Shares                      27,100           --
                                                                   ------------
Total Other                                                              58,742
                                                                   ------------
Telecommunication Services -- (1.0%)
#*  8x8, Inc.                                               16,207      117,176
#   Alteva                                                  53,810      560,700
    Atlantic Tele-Network, Inc.                             88,317    4,483,854
#*  Boingo Wireless, Inc.                                   23,503      146,424
*   Cbeyond, Inc.                                          163,307    1,433,835
#*  Cincinnati Bell, Inc.                                1,275,877    4,491,087
    Consolidated Communications Holdings, Inc.             263,837    4,862,516
#*  General Communication, Inc. Class A                    457,477    4,442,102
#*  Hawaiian Telcom Holdco, Inc.                             6,004      145,117
#   HickoryTech Corp.                                      135,774    1,395,757
#   IDT Corp. Class B                                      186,305    2,755,451
#*  Iridium Communications, Inc.                           284,786    1,910,914
#*  Leap Wireless International, Inc.                      104,000      594,880
*   LICT Corp.                                                   1        1,394
#   Lumos Networks Corp.                                   114,728    1,547,681
#   Neutral Tandem, Inc.                                   177,219      528,113
#   NTELOS Holdings Corp.                                    4,513       66,431
*   ORBCOMM, Inc.                                          227,142    1,074,382
*   Premiere Global Services, Inc.                         619,614    6,958,265
#   Primus Telecommunications Group, Inc.                   92,381    1,161,229
#   Shenandoah Telecommunications Co.                       89,828    1,472,281
    USA Mobility, Inc.                                     126,925    1,722,372
#*  Vonage Holdings Corp.                                  931,117    2,839,907
                                                                   ------------
Total Telecommunication Services                                     44,711,868
                                                                   ------------

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                       SHARES        VALUE+
                                                      ---------- --------------
Utilities -- (1.7%)
#     American States Water Co.                          161,488 $    8,959,354
#     Artesian Resources Corp. Class A                    21,573        508,476
#*    Cadiz, Inc.                                         10,788         63,541
#     California Water Service Group                     319,373      6,403,429
#     CH Energy Group, Inc.                              129,612      8,420,892
#     Chesapeake Utilities Corp.                          81,052      4,324,935
#     Connecticut Water Service, Inc.                     85,638      2,438,970
#     Consolidated Water Co., Ltd.                        18,730        186,738
#     Delta Natural Gas Co., Inc.                         40,000        867,200
      Empire District Electric Co. (The)                 309,038      7,129,507
#     Gas Natural, Inc.                                   21,793        225,122
#     Genie Energy, Ltd. Class B                         200,893      2,165,626
#     Laclede Group, Inc. (The)                          160,344      7,489,668
#     MGE Energy, Inc.                                   194,367     10,855,397
#     Middlesex Water Co.                                114,113      2,237,756
#     Ormat Technologies, Inc.                            46,090      1,001,997
#     Otter Tail Corp.                                   248,724      7,760,189
#     RGC Resources, Inc.                                  9,396        187,826
#     SJW Corp.                                          176,460      4,475,025
#*    Synthesis Energy Systems, Inc.                      17,851         19,279
#     Unitil Corp.                                        91,241      2,765,515
#     York Water Co.                                      67,582      1,267,162
                                                                 --------------
Total Utilities                                                      79,753,604
                                                                 --------------
TOTAL COMMON STOCKS                                               3,933,355,754
                                                                 --------------
PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
o*    Enron TOPRS 8.125PCT Escrow Shares                  37,101             --
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
o*    Capital Bank Corp. Contingent Value Rights          12,543             --
o#*   Dynegy, Inc. Warrants 10/02/17                      43,546         87,092
o*    Fieldpoint Petroleum Corp. Warrants 03/23/18        18,837         12,998
o#*   PhotoMedex, Inc. Contingent Value Warrants             957             --
o*    U.S. Concrete, Inc. Warrants Class A 08/31/17       15,030             --
o*    U.S. Concrete, Inc. Warrants Class B 08/31/17       15,030             --
o*    United Community Financial Corp. Rights            271,344         20,744
o*    Wright Medical Group, Inc. Contingent Value
        Rights                                            26,885         69,901
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   190,735
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves      18,813,733     18,813,733
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)        VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (13.9%)
(S)@  DFA Short Term Investment Fund                  55,331,133 $  640,181,210
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,675,115,793)              $4,592,541,432
                                                                 ==============

                     DFA REAL ESTATE SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                          SHARES      VALUE+
                                                         --------- ------------
COMMON STOCKS -- (90.3%)

Real Estate Investment Trusts -- (90.3%)
#   Acadia Realty Trust                                    480,978 $ 13,731,922
#   Agree Realty Corp.                                      98,806    2,971,096
#   Alexander's, Inc.                                       48,381   14,900,864
    Alexandria Real Estate Equities, Inc.                  577,338   42,012,886
    American Assets Trust, Inc.                             16,056      542,051
#   American Campus Communities, Inc.                      890,610   39,756,830
#   American Tower Corp.                                   520,737   43,736,701
#   Apartment Investment & Management Co. Class A        1,329,343   41,355,861
#   Ashford Hospitality Trust, Inc.                        582,721    7,505,446
#   Associated Estates Realty Corp.                        453,158    8,097,933
#   AvalonBay Communities, Inc.                          1,082,271  143,985,334
#   BioMed Realty Trust, Inc.                            1,536,625   34,589,429
#   Boston Properties, Inc.                              1,364,786  149,348,532
#   Brandywine Realty Trust                              1,291,508   19,282,214
#   BRE Properties, Inc.                                   696,475   35,158,058
#   Camden Property Trust                                  762,773   55,178,999
#   Campus Crest Communities, Inc.                         205,690    2,809,725
#   CapLease, Inc.                                         415,691    2,918,151
#   CBL & Associates Properties, Inc.                    1,414,994   34,157,955
#   Cedar Realty Trust, Inc.                               550,144    3,526,423
#   Chatham Lodging Trust                                   11,914      218,145
    Chesapeake Lodging Trust                                56,692    1,341,333
    Colonial Properties Trust                              756,213   17,551,704
#   CommonWealth REIT                                      871,928   19,470,152
#   Corporate Office Properties Trust                      719,173   20,848,825
#   Cousins Properties, Inc.                               843,843    9,214,766
#   CubeSmart                                            1,142,247   20,069,280
#   DCT Industrial Trust, Inc.                           2,528,604   19,798,969
#   DDR Corp.                                            2,268,727   41,608,453
#   DiamondRock Hospitality Co.                          1,773,673   17,701,257
#   Digital Realty Trust, Inc.                           1,155,672   81,497,989
#   Douglas Emmett, Inc.                                 1,227,846   32,132,730
#   Duke Realty Corp.                                    2,894,958   51,067,059
#   DuPont Fabros Technology, Inc.                         593,261   14,914,582
#   EastGroup Properties, Inc.                             273,964   17,278,910
#   Education Realty Trust, Inc.                           968,609   10,645,013
#   EPR Properties                                         425,310   24,047,027
#   Equity Lifestyle Properties, Inc.                      355,621   28,894,206
#   Equity One, Inc.                                       647,089   16,494,299
#   Equity Residential                                   3,035,682  176,251,697
#   Essex Property Trust, Inc.                             337,696   53,035,157
#   Excel Trust, Inc.                                      158,535    2,414,488
#   Extra Space Storage, Inc.                              936,883   40,829,361
#   Federal Realty Investment Trust                        585,831   68,548,085
#*  FelCor Lodging Trust, Inc.                           1,044,677    6,247,168
#   First Industrial Realty Trust, Inc.                    855,644   15,350,253
#   First Potomac Realty Trust                             457,228    7,315,648
#   Franklin Street Properties Corp.                       595,893    9,099,286
#   General Growth Properties, Inc.                      3,910,099   88,837,449
#   Getty Realty Corp.                                     176,332    3,775,268
#   Gladstone Commercial Corp.                              32,974      631,122

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Real Estate Investment Trusts -- (Continued)
#   Glimcher Realty Trust                                1,275,323 $ 15,992,550
    Government Properties Income Trust                     459,510   11,970,236
    HCP, Inc.                                            4,035,325  215,082,823
    Health Care REIT, Inc.                               2,351,323  176,278,685
    Healthcare Realty Trust, Inc.                          798,782   23,979,436
#   Hersha Hospitality Trust                             1,573,120    9,407,258
#   Highwoods Properties, Inc.                             725,043   29,748,514
*   HMG Courtland Properties                                 2,500       44,688
#   Home Properties, Inc.                                  453,491   29,232,030
#   Hospitality Properties Trust                         1,169,563   34,396,848
#   Host Hotels & Resorts, Inc.                          6,540,269  119,490,715
#   Hudson Pacific Properties, Inc.                         71,437    1,629,478
#   Inland Real Estate Corp.                               786,901    8,907,719
#   Investors Real Estate Trust                            329,703    3,208,010
#   Kilroy Realty Corp.                                    674,011   38,142,283
#   Kimco Realty Corp.                                   3,670,642   87,287,867
    Kite Realty Group Trust                                639,320    4,219,512
#   LaSalle Hotel Properties                               859,829   22,295,366
    Lexington Realty Trust                               1,591,345   20,385,129
    Liberty Property Trust                               1,076,122   46,262,485
#   LTC Properties, Inc.                                   226,412   10,528,158
#   Macerich Co. (The)                                   1,224,215   85,756,261
#   Mack-Cali Realty Corp.                                 791,258   21,973,235
#   Medical Properties Trust, Inc.                       1,299,291   20,905,592
#   Mid-America Apartment Communities, Inc.                376,394   25,869,560
o   Mission West Properties Escrow Shares                  183,606           --
    Monmouth Real Estate Investment Corp. Class A          290,745    3,093,527
*   MPG Office Trust, Inc.                                 471,786    1,471,972
#   National Health Investors, Inc.                        130,820    8,665,517
#   National Retail Properties, Inc.                     1,021,448   40,531,057
#   Omega Healthcare Investors, Inc.                     1,005,858   33,062,552
    One Liberty Properties, Inc.                           102,755    2,357,200
    Parkway Properties Inc/Md                              281,772    5,136,704
#   Pebblebrook Hotel Trust                                 69,836    1,896,746
    Pennsylvania REIT                                      479,549    9,941,051
    Piedmont Office Realty Trust, Inc. Class A           1,492,632   30,628,809
#   Post Properties, Inc.                                  490,262   24,233,651
#   Prologis, Inc.                                       4,165,220  174,730,979
#   PS Business Parks, Inc.                                185,063   14,768,027
#   Public Storage                                       1,315,495  217,056,675
#   Ramco-Gershenson Properties Trust                      456,669    7,978,007
#   Realty Income Corp.                                  1,452,697   74,043,966
#   Regency Centers Corp.                                  806,772   45,388,993
#   Retail Opportunity Investments Corp.                   358,954    5,316,109
#   RLJ Lodging Trust                                      278,011    6,405,373
#*  Roberts Realty Investors, Inc.                          47,739       61,345
#   Rouse Properties, Inc.                                 168,193    3,187,257
#   Ryman Hospitality Properties                           395,109   17,566,546
#   Sabra Health Care REIT, Inc.                           334,566    9,976,758
    Saul Centers, Inc.                                     141,146    6,323,341
#   Senior Housing Properties Trust                      1,660,758   47,215,350
#   Simon Property Group, Inc.                           2,731,455  486,390,192
#   SL Green Realty Corp.                                  821,410   74,501,887

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
Real Estate Investment Trusts -- (Continued)
#     Sotherly Hotels, Inc.                               78,466 $      325,634
#     Sovran Self Storage, Inc.                          270,059     18,526,047
#*    Strategic Hotels & Resorts, Inc.                 1,470,964     11,870,679
      Summit Hotel Properties, Inc.                       98,115        980,169
#     Sun Communities, Inc.                              254,448     13,015,015
#*    Sunstone Hotel Investors, Inc.                   1,399,921     17,373,020
#*    Supertel Hospitality, Inc.                         175,177        197,950
#     Tanger Factory Outlet Centers                      844,545     31,349,510
#     Taubman Centers, Inc.                              562,976     48,140,078
#     UDR, Inc.                                        2,242,916     55,130,875
#     UMH Properties, Inc.                               107,203      1,184,593
#     Universal Health Realty Income Trust               108,470      5,828,093
      Urstadt Biddle Properties, Inc.                     76,760      1,499,123
#     Urstadt Biddle Properties, Inc. Class A            183,360      4,083,427
#     Ventas, Inc.                                     2,582,823    205,670,196
      Vornado Realty Trust                             1,512,590    132,442,380
#     Washington REIT                                    593,922     16,962,412
#     Weingarten Realty Investors                      1,047,119     35,675,344
#     Whitestone REIT                                     32,437        535,211
#     Winthrop Realty Trust                              261,402      3,322,419
                                                                 --------------
TOTAL COMMON STOCKS                                               4,631,732,295
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional Liquid Reserves      23,600,975     23,600,975
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@  DFA Short Term Investment Fund                  40,723,526    471,171,199
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,410,560,413)              $5,126,504,469
                                                                 ==============

                       LARGE CAP INTERNATIONAL PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE++
                                                            ------- -----------
COMMON STOCKS -- (86.6%)

AUSTRALIA -- (7.3%)
    Adelaide Brighton, Ltd.                                 115,791 $   408,582
    AGL Energy, Ltd.                                         82,569   1,359,610
#   ALS Ltd/Queensland                                       51,801     526,557
#*  Alumina, Ltd.                                           539,758     539,755
    Amcor, Ltd.                                             206,304   2,118,713
    Amcor, Ltd. Sponsored ADR                                 1,068      43,735
    AMP, Ltd.                                               544,901   3,053,965
    Ansell, Ltd.                                             21,431     351,392
    APA Group                                               133,897     904,236
#*  Aquarius Platinum, Ltd.                                  71,827      43,351
#*  Aquila Resources, Ltd.                                   15,814      30,423
    Aristocrat Leisure, Ltd.                                 39,141     159,972
    Asciano, Ltd.                                           196,305   1,099,748
    ASX, Ltd.                                                38,101   1,485,547
    Atlas Iron, Ltd.                                        180,615     157,103
    Aurizon Holdings, Ltd.                                  257,879   1,110,071
    Australia & New Zealand Banking Group, Ltd.             500,458  16,538,746
    Australian Infrastructure Fund                           15,128      49,404
    Bank of Queensland, Ltd.                                 79,357     826,144
    Beach Energy, Ltd.                                      143,697     202,982
#   Bendigo and Adelaide Bank, Ltd.                         106,052   1,217,158
    BHP Billiton, Ltd.                                      420,944  14,151,700
#   BHP Billiton, Ltd. Sponsored ADR                         65,589   4,408,893
*   BlueScope Steel, Ltd.                                   142,412     733,312
    Boart Longyear, Ltd.                                     68,717      68,292
#   Boral, Ltd.                                             186,709     969,127
    Brambles, Ltd.                                          264,142   2,391,482
    Caltex Australia, Ltd.                                   34,651     774,038
    carsales.com, Ltd.                                       29,538     296,363
    Challenger, Ltd.                                         79,173     345,200
    Coca-Cola Amatil, Ltd.                                  102,977   1,617,725
#   Cochlear, Ltd.                                           10,877     744,819
    Commonwealth Bank of Australia                          292,747  22,313,429
    Computershare, Ltd.                                      77,513     798,501
    Crown, Ltd.                                              72,744     973,383
    CSL, Ltd.                                                91,869   6,003,904
#   David Jones, Ltd.                                        24,134      74,599
#   Downer EDI, Ltd.                                         33,042     168,450
    DUET Group                                              227,161     578,901
#   Echo Entertainment Group, Ltd.                          175,552     658,845
#   Fairfax Media, Ltd.                                     420,361     283,557
#   Flight Centre, Ltd.                                       9,382     371,449
#   Fortescue Metals Group, Ltd.                            260,821     952,753
    GrainCorp, Ltd. Class A                                  49,956     663,717
#   Harvey Norman Holdings, Ltd.                            127,841     397,992
#   Iluka Resources, Ltd.                                    84,278     782,972
    Incitec Pivot, Ltd.                                     330,152     990,637
    Insurance Australia Group, Ltd.                         394,169   2,379,830
#   James Hardie Industries P.L.C.                           62,750     660,948
    James Hardie Industries P.L.C. Sponsored ADR                500      26,225
#   JB Hi-Fi, Ltd.                                            7,970     132,323

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
AUSTRALIA -- (Continued)
#   Leighton Holdings, Ltd.                                  29,737 $   617,607
    Lend Lease Group                                        117,700   1,315,532
    Macquarie Group, Ltd.                                    66,519   2,706,107
#*  Mesoblast, Ltd.                                          16,312      99,741
#   Metcash, Ltd.                                           140,282     595,288
    Mineral Resources, Ltd.                                  17,001     172,147
#   Mirvac Group                                            228,204     419,060
#   Monadelphous Group, Ltd.                                 13,554     294,522
#   National Australia Bank, Ltd.                           462,384  16,316,553
    New Hope Corp., Ltd.                                     25,495      98,951
    Newcrest Mining, Ltd.                                   140,601   2,463,105
#   Oil Search, Ltd.                                        184,832   1,425,989
    Orica, Ltd.                                              66,164   1,568,967
    Origin Energy, Ltd.                                     241,701   3,094,348
    OZ Minerals, Ltd.                                        90,750     406,757
    PanAust, Ltd.                                            76,201     184,068
#   Platinum Asset Management, Ltd.                          18,543      97,176
#   Primary Health Care, Ltd.                               112,300     613,756
#*  Qantas Airways, Ltd.                                    257,003     506,497
    QBE Insurance Group, Ltd.                               237,148   3,291,365
    Ramsay Health Care, Ltd.                                 24,094     800,071
#   REA Group, Ltd.                                          12,767     411,945
    Reece Australia, Ltd.                                     7,839     189,072
*   Regis Resources, Ltd.                                    86,824     342,844
#   Rio Tinto, Ltd.                                          81,842   4,763,018
    Santos, Ltd.                                            203,693   2,616,449
    Seek, Ltd.                                               49,524     574,577
    Seven Group Holdings, Ltd.                               18,118     174,713
#   Seven West Media, Ltd.                                  115,125     238,912
#   Sims Metal Management, Ltd.                              40,715     408,436
    Sonic Healthcare, Ltd.                                   65,650     902,261
    SP AusNet                                               226,926     295,313
    Spark Infrastructure Group                              197,592     366,738
    Suncorp Group, Ltd.                                     271,375   3,654,957
    Super Retail Group, Ltd.                                 23,773     324,646
#   Sydney Airport                                           29,029     104,154
    Tabcorp Holdings, Ltd.                                  142,576     510,364
    Tatts Group, Ltd.                                       348,435   1,181,616
    Telstra Corp., Ltd.                                     809,276   4,179,712
    Toll Holdings, Ltd.                                     145,053     858,127
    TPG Telecom, Ltd.                                        24,425      91,780
    Transurban Group                                        202,106   1,429,761
    Treasury Wine Estates, Ltd.                             149,076     903,540
#   UGL, Ltd.                                                27,924     291,451
    Washington H Soul Pattinson & Co., Ltd.                  14,171     213,375
    Wesfarmers, Ltd.                                        189,991   8,547,373
    Westpac Banking Corp.                                   504,113  17,684,297
#   Westpac Banking Corp. Sponsored ADR                      17,602   3,081,758
#   Whitehaven Coal, Ltd.                                    44,805      90,696
    Woodside Petroleum, Ltd.                                122,917   4,795,445
    Woolworths, Ltd.                                        222,524   8,404,562

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
AUSTRALIA -- (Continued)
    WorleyParsons, Ltd.                                     38,837 $    918,172
                                                                   ------------
TOTAL AUSTRALIA                                                     203,578,231
                                                                   ------------
AUSTRIA -- (0.2%)
    Andritz AG                                              11,015      717,332
*   Erste Group Bank AG                                     48,083    1,507,098
    EVN AG                                                     626        8,452
    IMMOFINANZ AG                                          154,486      631,678
    OMV AG                                                  30,731    1,443,576
    Raiffeisen Bank International AG                         8,039      283,777
    Strabag SE                                               3,236       74,570
    Telekom Austria AG                                      45,383      311,309
    Telekom Austria AG ADR                                   2,400       32,760
    Verbund AG                                              10,202      223,345
    Vienna Insurance Group AG Wiener Versicherung Gruppe     6,221      329,430
    Voestalpine AG                                          26,623      834,791
                                                                   ------------
TOTAL AUSTRIA                                                         6,398,118
                                                                   ------------
BELGIUM -- (0.9%)
    Ackermans & van Haaren NV                                  220       18,718
    Ageas                                                   50,538    1,850,850
#   Anheuser-Busch InBev NV                                113,052   10,860,966
    Anheuser-Busch InBev NV Sponsored ADR                   26,194    2,504,670
    Belgacom SA                                             26,773      616,394
    Colruyt SA                                              14,358      725,176
    Delhaize Group SA                                       13,452      841,737
#   Delhaize Group SA Sponsored ADR                         12,271      767,060
    KBC Groep NV                                            53,994    2,113,375
    Mobistar SA                                              3,728       88,884
#   Solvay SA                                               13,189    1,932,348
    Telenet Group Holding NV                                 3,184      171,234
#   UCB SA                                                  22,903    1,351,695
#   Umicore SA                                              25,016    1,159,396
    Umicore Strip VVPR                                         275           --
                                                                   ------------
TOTAL BELGIUM                                                        25,002,503
                                                                   ------------
CANADA -- (8.7%)
    Agnico Eagle Mines, Ltd. (008474108)                     8,852      285,831
    Agnico Eagle Mines, Ltd. (2009823)                      28,532      920,999
    Agrium, Inc. (008916108)                                 4,204      385,381
    Agrium, Inc. (2213538)                                  25,300    2,319,177
#   Aimia, Inc.                                             36,747      579,957
#   Alamos Gold, Inc.                                       18,300      255,577
    Alimentation Couche Tard, Inc. Class B                  23,150    1,406,533
    AltaGas, Ltd.                                           16,500      614,829
#   ARC Resources, Ltd.                                     51,428    1,437,503
    Astral Media, Inc. Class A                               6,100      296,690
    Atco, Ltd. Class I                                       5,652      541,329
#   AuRico Gold, Inc.                                       69,300      356,319
#   Bank of Montreal (063671101)                            22,520    1,412,229
#   Bank of Montreal (2076009)                             103,390    6,484,902

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
    Bank of Nova Scotia (064149107)                          29,146 $ 1,679,975
    Bank of Nova Scotia (2076281)                           199,837  11,522,687
    Barrick Gold Corp. (067901108)                            9,257     182,455
    Barrick Gold Corp. (2024644)                            182,576   3,599,146
#   Baytex Energy Corp.                                      19,003     750,915
    BCE, Inc. (05534B760)                                     4,333     203,044
#   BCE, Inc. (B188TH2)                                      41,373   1,937,954
#   Bell Aliant, Inc.                                        14,509     387,982
#   Bombardier, Inc. Class A                                 15,935      62,952
    Bombardier, Inc. Class B                                245,800     975,929
    Bonavista Energy Corp.                                   39,354     623,055
#   Brookfield Asset Management, Inc. Class A                90,395   3,489,465
#   Brookfield Office Properties, Inc.                       43,429     799,650
*   Brookfield Residential Properties, Inc.                   5,760     137,606
    CAE, Inc.                                                46,736     505,191
    Cameco Corp. (13321L108)                                 11,225     219,000
    Cameco Corp. (2166160)                                   74,660   1,455,479
    Canadian Imperial Bank of Commerce (136069101)            5,221     417,784
#   Canadian Imperial Bank of Commerce (2170525)             68,338   5,465,276
    Canadian National Railway Co. (136375102)                 6,596     646,276
#   Canadian National Railway Co. (2180632)                  72,280   7,076,258
    Canadian Natural Resources, Ltd. (136385101)             21,044     617,431
    Canadian Natural Resources, Ltd. (2171573)              201,409   5,907,624
    Canadian Oil Sands, Ltd.                                 89,147   1,751,173
    Canadian Pacific Railway, Ltd.                           31,800   3,963,282
#   Canadian Tire Corp., Ltd. Class A                        17,899   1,318,285
#   Canadian Utilities, Ltd. Class A                          8,962     737,634
    Canadian Western Bank                                    20,014     565,386
#*  Canfor Corp.                                             17,600     367,566
    Capital Power Corp.                                       5,746     125,534
*   Catamaran Corp. (148887102)                              16,416     947,696
*   Catamaran Corp. (B8J4N87)                                23,600   1,362,660
    Cenovus Energy, Inc. (15135U109)                         17,900     535,926
#   Cenovus Energy, Inc. (B57FG04)                          123,862   3,706,823
    Centerra Gold, Inc.                                      25,000     104,472
*   CGI Group, Inc. Class A (39945C109)                       7,329     232,036
*   CGI Group, Inc. Class A (2159740)                        32,000   1,013,251
#   CI Financial Corp.                                       23,805     666,573
#   Cineplex, Inc.                                            2,533      86,089
    Cogeco Cable, Inc.                                        1,900      84,566
    Constellation Software, Inc.                              2,400     327,560
#   Corus Entertainment, Inc. Class B                         6,346     155,839
#   Crescent Point Energy Corp.                              64,047   2,446,304
#   Dollarama, Inc.                                          10,900     798,471
    Eldorado Gold Corp. (284902103)                          27,183     215,289
    Eldorado Gold Corp. (2307873)                           124,500     984,927
#   Emera, Inc.                                               4,347     159,218
    Empire Co., Ltd.                                          7,970     541,908
#   Enbridge, Inc.                                          117,263   5,580,017
    Encana Corp. (292505104)                                 23,504     433,649
#   Encana Corp. (2793193)                                  112,379   2,071,446
    Enerplus Corp. (292766102)                                1,220      17,202

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
#   Enerplus Corp. (B584T89)                                  39,375 $  555,772
    Ensign Energy Services, Inc.                              34,131    574,581
    Fairfax Financial Holdings, Ltd.                           4,356  1,747,459
#   Finning International, Inc.                               29,200    630,114
    First Capital Realty, Inc.                                15,250    294,570
#*  First Majestic Silver Corp.                               14,200    175,060
    First Quantum Minerals, Ltd.                             114,286  1,995,421
#   Fortis, Inc.                                              29,107  1,009,767
#   Franco-Nevada Corp.                                       13,725    597,527
    Genworth MI Canada, Inc.                                   9,000    223,783
    George Weston, Ltd.                                        9,467    729,301
    Gibson Energy, Inc.                                       24,400    635,764
    Gildan Activewear, Inc. (375916103)                        3,000    120,690
#   Gildan Activewear, Inc. (2254645)                         18,100    727,809
#   Goldcorp, Inc. (380956409)                                11,100    328,338
    Goldcorp, Inc. (2676302)                                 145,746  4,314,006
    Great-West Lifeco, Inc.                                   54,000  1,466,514
#   Husky Energy, Inc.                                        65,628  1,896,955
    IAMGOLD Corp. (450913108)                                 18,510     99,399
    IAMGOLD Corp. (2446646)                                   78,400    421,007
    IGM Financial, Inc.                                       21,900    975,821
    Imperial Oil, Ltd. (453038408)                            10,494    418,396
    Imperial Oil, Ltd. (2454241)                              48,227  1,918,644
    Industrial Alliance Insurance & Financial Services, Inc.  25,869    955,724
    Intact Financial Corp.                                    26,700  1,627,257
    Jean Coutu Group PJC, Inc. (The) Class A                  16,500    274,331
*   Katanga Mining, Ltd.                                       8,600      5,847
*   Kelt Exploration, Ltd.                                     6,850     49,975
#   Keyera Corp.                                              13,100    818,287
    Kinross Gold Corp. (496902404)                            22,897    124,560
    Kinross Gold Corp. (B03Z841)                             213,279  1,162,243
#   Loblaw Cos., Ltd.                                         22,160    940,334
#*  Lundin Mining Corp.                                      110,040    432,536
    MacDonald Dettwiler & Associates, Ltd.                     3,200    231,142
    Magna International, Inc. (559222401)                      7,099    427,147
    Magna International, Inc. (2554475)                       40,160  2,415,699
    Manitoba Telecom Services, Inc.                           11,500    372,813
    Manulife Financial Corp. (56501R106)                      45,782    676,658
#   Manulife Financial Corp. (2492519)                       322,943  4,773,062
*   MEG Energy Corp.                                          27,605    789,693
#   Methanex Corp.                                            18,580    787,499
#   Metro, Inc.                                               17,201  1,166,482
#   Mullen Group, Ltd.                                        10,500    227,833
    National Bank of Canada                                   33,440  2,527,625
*   New Gold, Inc.                                            82,300    660,066
    Niko Resources, Ltd.                                       8,000     52,886
    Onex Corp.                                                16,704    833,169
*   Open Text Corp. (683715106)                                1,758    114,956
*   Open Text Corp. (2260824)                                  9,100    594,623
#*  Osisko Mining Corp.                                       78,002    329,057
    Pacific Rubiales Energy Corp.                             56,219  1,188,610
    Pan American Silver Corp. (697900108)                     12,528    165,370

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
    Pan American Silver Corp. (2669272)                      33,400 $   439,277
#*  Paramount Resources, Ltd. Class A                         8,900     318,472
*   Pembina Pipeline Corp. (706327103)                        9,034     296,315
#   Pembina Pipeline Corp. (B4PT2P8)                         45,132   1,481,484
#   Pengrowth Energy Corp.                                  113,422     578,678
#   Penn West Petroleum, Ltd.                                95,909     885,358
#   PetroBakken Energy, Ltd.                                 21,001     179,273
#   Petrominerales, Ltd.                                      2,609      14,399
#   Peyto Exploration & Development Corp.                    24,300     699,489
    Potash Corp. of Saskatchewan, Inc. (73755L107)           25,198   1,060,836
#   Potash Corp. of Saskatchewan, Inc. (2696980)            136,400   5,740,593
    Precision Drilling Corp.                                 51,894     420,839
#   Progressive Waste Solutions, Ltd.                        20,742     462,214
    Quebecor, Inc. Class B                                    6,600     307,251
#*  Research In Motion, Ltd. (760975102)                     27,932     455,012
#*  Research In Motion, Ltd. (2117265)                       88,001   1,441,279
#   Ritchie Bros Auctioneers, Inc.                           16,700     338,161
    Rogers Communications, Inc. Class B (2169051)            58,900   2,905,098
    Rogers Communications, Inc. Class B (775109200)           7,540     371,948
    Royal Bank of Canada (780087102)                         20,967   1,266,407
#   Royal Bank of Canada (2754383)                          243,989  14,719,987
    Saputo, Inc.                                             23,200   1,194,485
#   SEMAFO, Inc.                                             48,000      91,002
    Shaw Communications, Inc. Class B (82028K200)             8,877     201,952
#   Shaw Communications, Inc. Class B (2801836)              57,734   1,314,624
    ShawCor, Ltd.                                             9,400     377,605
#   Shoppers Drug Mart Corp.                                 35,500   1,589,915
    Silver Wheaton Corp. (828336107)                          6,218     152,528
    Silver Wheaton Corp. (B058ZX6)                           54,277   1,326,957
    SNC-Lavalin Group, Inc.                                  29,200   1,260,227
    Sun Life Financial, Inc. (866796105)                     14,451     407,374
#   Sun Life Financial, Inc. (2566124)                      106,470   3,003,501
    Suncor Energy, Inc. (867224107)                          28,264     880,424
    Suncor Energy, Inc. (B3NB1P2)                           279,079   8,701,049
    Talisman Energy, Inc. (87425E103)                        64,181     763,112
#   Talisman Energy, Inc. (2068299)                         159,762   1,915,653
    Teck Resources, Ltd. Class B (878742204)                  5,503     146,215
#   Teck Resources, Ltd. Class B (2879327)                  106,334   2,828,677
#   TELUS Corp.                                              52,980   1,906,323
    Thomson Reuters Corp. (884903105)                        18,092     605,901
#   Thomson Reuters Corp. (2889371)                          59,250   1,984,900
    Tim Hortons, Inc.                                        25,200   1,365,245
    TMX Group, Ltd.                                             400      21,059
#   Toronto-Dominion Bank (The) (891160509)                  16,393   1,342,587
    Toronto-Dominion Bank (The) (2897222)                   160,784  13,180,952
*   Tourmaline Oil Corp.                                     25,046     993,686
#   TransAlta Corp.                                          48,700     715,913
    TransCanada Corp. (89353D107)                            10,190     504,507
#   TransCanada Corp. (2665184)                             121,388   6,017,288
#   Trican Well Service, Ltd.                                21,500     280,848
#   Trilogy Energy Corp.                                     10,639     311,002
*   Turquoise Hill Resources, Ltd. (900435108)               34,231     240,644

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
CANADA -- (Continued)
*   Turquoise Hill Resources, Ltd. (B7WJ1F5)                46,919 $    330,661
#*  Uranium One, Inc.                                      111,500      309,891
*   Valeant Pharmaceuticals International, Inc.
      (91911K102)                                            6,082      462,719
*   Valeant Pharmaceuticals International, Inc. (B3XSX46)   47,572    3,612,346
#   Veresen, Inc.                                           37,288      498,925
#   Vermilion Energy, Inc.                                  13,578      696,791
    West Fraser Timber Co., Ltd.                            10,400      908,019
#*  Westport Innovations, Inc.                               4,650      145,069
    Westshore Terminals Investment Corp.                     6,600      189,985
    Yamana Gold, Inc. (98462Y100)                           41,099      505,518
    Yamana Gold, Inc. (2219279)                            135,044    1,671,546
                                                                   ------------
TOTAL CANADA                                                        243,183,349
                                                                   ------------
DENMARK -- (1.0%)
    AP Moeller - Maersk A.S. Class A                           108      739,214
    AP Moeller - Maersk A.S. Class B                           247    1,758,886
    Carlsberg A.S. Class B                                  20,882    1,941,364
    Chr Hansen Holding A.S.                                 17,806      642,557
    Coloplast A.S. Class B                                  20,400    1,110,122
*   Danske Bank A.S.                                       122,644    2,322,487
    DSV A.S.                                                37,155      935,882
#   FLSmidth & Co. A.S.                                     12,362      720,497
    GN Store Nord A.S.                                      39,910      729,926
    H Lundbeck A.S.                                         13,909      278,508
*   Jyske Bank A.S.                                          1,122       43,712
    Novo Nordisk A.S. Class B                               44,183    7,777,299
#   Novo Nordisk A.S. Sponsored ADR                         25,529    4,509,187
    Novozymes A.S. Class B                                  43,813    1,516,418
    Pandora A.S.                                            12,731      389,535
    Rockwool International A.S. Class B                      1,012      133,926
    TDC A.S.                                               134,667    1,092,826
*   Topdanmark A.S.                                         21,510      552,175
    Tryg A.S.                                                4,170      361,428
#*  Vestas Wind Systems A.S.                                34,835      303,065
*   William Demant Holding A.S.                              4,502      360,475
                                                                   ------------
TOTAL DENMARK                                                        28,219,489
                                                                   ------------
FINLAND -- (0.6%)
#   Elisa Oyj                                               27,937      529,908
    Fortum Oyj                                              95,332    1,771,982
#   Kesko Oyj Class B                                       16,039      481,561
    Kone Oyj Class B                                        25,477    2,251,874
    Metso Oyj                                               27,047    1,114,403
    Neste Oil Oyj                                           25,438      397,235
#   Nokia Oyj                                              531,520    1,785,740
#   Nokia Oyj Sponsored ADR                                217,800      736,164
    Nokian Renkaat Oyj                                      19,459      845,298
    Orion Oyj Class A                                        2,088       59,702
#   Orion Oyj Class B                                       11,844      340,370
    Pohjola Bank P.L.C. Class A                             30,352      516,690
#   Sampo Class A                                           74,357    2,975,387
#   Stora Enso Oyj Class R                                 132,987      927,452

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FINLAND -- (Continued)
    Stora Enso Oyj Sponsored ADR                             12,000 $    82,560
    UPM-Kymmene Oyj                                         104,359   1,098,659
    UPM-Kymmene Oyj Sponsored ADR                            13,000     135,720
    Wartsila Oyj Abp                                         28,873   1,419,789
                                                                    -----------
TOTAL FINLAND                                                        17,470,494
                                                                    -----------
FRANCE -- (7.3%)
#   Accor SA                                                 31,259   1,035,033
    Aeroports de Paris                                        5,523     499,892
    Air Liquide SA                                           52,753   6,683,601
#*  Alcatel-Lucent                                          469,735     646,945
#*  Alcatel-Lucent Sponsored ADR                            128,100     175,497
    Alstom SA                                                38,664   1,587,859
    Arkema SA                                                11,985   1,123,568
    AtoS                                                     11,546     804,338
#   AXA SA                                                  289,924   5,429,299
    AXA SA Sponsored ADR                                     66,900   1,247,685
    BioMerieux                                                1,600     152,224
    BNP Paribas SA                                          193,757  10,803,483
    Bollore SA                                                1,184     499,119
#   Bouygues SA                                              41,309   1,154,292
    Bureau Veritas SA                                         8,846   1,083,913
    Cap Gemini SA                                            35,266   1,625,978
#   Carrefour SA                                            110,604   3,284,842
#   Casino Guichard Perrachon SA                             12,710   1,374,764
    Christian Dior SA                                         9,511   1,660,048
    Cie de St-Gobain                                         88,246   3,534,158
*   Cie Generale de Geophysique - Veritas                    20,644     446,584
    Cie Generale de Geophysique - Veritas Sponsored ADR      16,707     356,694
    Cie Generale des Etablissements Michelin                 37,581   3,177,921
    Ciments Francais SA                                       1,006      54,946
#   CNP Assurances                                           37,143     526,442
*   Credit Agricole SA                                      218,148   1,998,383
#   Danone SA                                               100,098   7,634,292
    Danone SA Sponsored ADR                                  13,800     207,276
    Dassault Systemes SA                                     11,089   1,353,715
    Edenred                                                  27,589     919,087
#   Eiffage SA                                                7,936     351,947
    Electricite de France SA                                 42,395     949,133
    Eramet                                                    1,441     154,654
    Essilor International SA                                 36,096   4,067,026
    Euler Hermes SA                                           2,795     267,264
    European Aeronautic Defence and Space Co. NV             84,872   4,483,929
    Eutelsat Communications SA                               19,401     701,014
    Faurecia                                                  7,078     131,926
    France Telecom SA                                       289,590   3,092,641
    France Telecom SA Sponsored ADR                          46,387     494,949
#   GDF Suez                                                235,581   5,050,926
    GDF Suez SA STRIP VVPR                                   11,445          15
*   Gemalto NV                                               14,531   1,187,804
    Groupe Eurotunnel SA                                    106,001     888,101
    Hermes International                                      2,560     864,482

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
FRANCE -- (Continued)
#   Iliad SA                                                 4,039 $    924,257
    Imerys SA                                                6,518      429,147
    Ipsen SA                                                 2,070       74,079
    JCDecaux SA                                             11,726      322,617
    L'Oreal SA                                              45,086    8,047,433
    Lafarge SA                                              39,288    2,543,392
    Lafarge SA Sponsored ADR                                 1,800       29,160
    Lagardere SCA                                           26,506      985,175
    Legrand SA                                              39,073    1,823,481
#   LVMH Moet Hennessy Louis Vuitton SA                     43,248    7,494,213
    Metropole Television SA                                  7,985      133,794
    Natixis                                                172,057      754,209
#   Neopost SA                                               3,126      206,059
    Pernod-Ricard SA                                        39,347    4,873,920
#*  Peugeot SA                                              27,150      217,347
    PPR                                                     14,701    3,238,203
    Publicis Groupe SA                                      31,236    2,172,098
    Publicis Groupe SA ADR                                   4,537       79,035
    Remy Cointreau SA                                        5,224      608,125
    Renault SA                                              43,170    2,979,370
    Rexel SA                                                27,106      597,006
    Sa des Ciments Vicat                                     1,981      117,479
    Safran SA                                               41,547    2,042,271
    Sanofi                                                 165,428   17,885,336
    Sanofi ADR                                             101,350    5,407,022
#   Schneider Electric SA                                   93,755    7,147,566
    SCOR SE                                                 41,542    1,260,786
#   SEB SA                                                   3,563      258,344
    SES                                                     49,630    1,547,905
    Societe BIC SA                                           5,723      610,305
*   Societe Generale SA                                    136,120    4,944,828
    Sodexo                                                  16,625    1,390,342
    STMicroelectronics NV                                  160,669    1,397,977
    Suez Environnement Co.                                  36,564      524,737
#   Technip SA                                              14,626    1,568,789
    Technip SA ADR                                          14,400      387,936
    Thales SA                                               19,704      856,174
    Total SA                                               234,515   11,804,793
    Total SA Sponsored ADR                                 157,489    7,912,247
    Valeo SA                                                14,841      863,363
    Vallourec SA                                            24,969    1,198,394
    Veolia Environnement SA                                 39,113      541,027
    Veolia Environnement SA ADR                             17,086      235,445
    Vinci SA                                                85,443    4,118,936
    Vivendi SA                                             247,477    5,605,812
    Zodiac Aerospace                                         5,909      741,337
                                                                   ------------
TOTAL FRANCE                                                        202,668,960
                                                                   ------------
GERMANY -- (6.2%)
    Adidas AG                                               38,294    4,004,297
    Allianz SE                                              62,963    9,313,520
    Allianz SE ADR                                         250,286    3,691,719

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
#   Axel Springer AG                                          8,985 $   379,154
#   BASF SE                                                 153,846  14,401,919
    BASF SE Sponsored ADR                                     8,200     765,060
#   Bayer AG                                                111,074  11,612,392
    Bayer AG Sponsored ADR                                   33,435   3,496,967
    Bayerische Motoren Werke AG                              61,543   5,690,887
    Beiersdorf AG                                            18,004   1,630,843
    Bilfinger SE                                              8,723     875,520
    Brenntag AG                                               9,185   1,568,442
    Celesio AG                                               17,682     350,120
#*  Commerzbank AG                                           89,669   1,210,246
    Continental AG                                           21,639   2,573,912
    Daimler AG                                              181,449  10,060,449
    Deutsche Bank AG (5750355)                               34,358   1,581,603
    Deutsche Bank AG (D18190898)                            141,354   6,509,352
    Deutsche Boerse AG                                       33,348   2,084,118
    Deutsche Lufthansa AG                                    48,197     965,019
    Deutsche Post AG                                        168,341   4,001,623
    Deutsche Telekom AG                                     413,022   4,891,892
    Deutsche Telekom AG Sponsored ADR                        95,900   1,141,210
#   E.ON SE                                                 266,714   4,843,671
#   E.ON SE Sponsored ADR                                    53,950     981,890
    Fielmann AG                                               1,995     192,529
    Fraport AG Frankfurt Airport Services Worldwide           6,778     405,540
    Fresenius Medical Care AG & Co. KGaA                     28,422   1,958,156
#   Fresenius Medical Care AG & Co. KGaA ADR                 14,200     486,492
    Fresenius SE & Co. KGaA                                  24,592   3,085,136
    Fuchs Petrolub AG                                         3,001     228,688
    GEA Group AG                                             35,864   1,215,280
    Hannover Rueckversicherung SE                            12,408   1,049,792
    HeidelbergCement AG                                      31,631   2,283,391
    Henkel AG & Co. KGaA                                     24,421   1,914,204
*   Hochtief AG                                               7,242     503,869
    Hugo Boss AG                                              4,628     539,390
    Infineon Technologies AG                                229,662   1,816,657
    K+S AG                                                   26,075   1,154,353
    Kabel Deutschland Holding AG                             13,237   1,256,583
    Lanxess AG                                               16,572   1,210,274
    Linde AG                                                 34,266   6,488,044
    MAN SE                                                    7,842     879,833
#   Merck KGaA                                               11,704   1,783,065
    Metro AG                                                 28,536     891,271
    MTU Aero Engines Holding AG                               7,641     723,805
    Muenchener Rueckversicherungs AG                         34,815   6,973,664
    Puma SE                                                     790     244,961
    Rational AG                                                  10       3,105
    Rhoen Klinikum AG                                        14,963     319,450
    RWE AG                                                   89,895   3,239,750
    Salzgitter AG                                             8,602     338,585
    SAP AG                                                  127,132  10,135,209
#   SAP AG Sponsored ADR                                     32,719   2,612,612
#   SGL Carbon SE                                             7,413     253,538

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
GERMANY -- (Continued)
    Siemens AG                                              79,520 $  8,308,807
#   Siemens AG Sponsored ADR                                61,522    6,429,664
#*  Sky Deutschland AG                                      65,985      378,594
#   Software AG                                             13,612      477,040
    Suedzucker AG                                           17,838      719,637
    Symrise AG                                              17,091      730,534
*   ThyssenKrupp AG                                         77,834    1,411,030
    United Internet AG                                      17,308      475,229
    Volkswagen AG                                            5,472    1,066,154
#   Wacker Chemie AG                                         2,920      223,480
                                                                   ------------
TOTAL GERMANY                                                       173,033,220
                                                                   ------------
GREECE -- (0.0%)
    Hellenic Petroleum SA                                   15,660      173,234
*   National Bank of Greece SA                             110,958       95,413
    OPAP SA                                                 31,172      307,280
                                                                   ------------
TOTAL GREECE                                                            575,927
                                                                   ------------
HONG KONG -- (2.5%)
    AAC Technologies Holdings, Inc.                        118,000      578,357
    AIA Group, Ltd.                                      2,032,400    9,041,043
    ASM Pacific Technology, Ltd.                            39,900      411,746
    Bank of East Asia, Ltd.                                260,945    1,076,841
    BOC Hong Kong Holdings, Ltd.                           692,500    2,382,011
*   Brightoil Petroleum Holdings, Ltd.                     333,000       63,587
    Cafe de Coral Holdings, Ltd.                            20,000       63,556
    Cathay Pacific Airways, Ltd.                           241,000      424,790
    Cheung Kong Holdings, Ltd.                             257,600    3,894,282
    Cheung Kong Infrastructure Holdings, Ltd.              102,000      740,745
    Chow Sang Sang Holdings International, Ltd.             56,000      151,884
    Chow Tai Fook Jewellery Group, Ltd.                     47,000       63,244
    CLP Holdings, Ltd.                                     248,400    2,190,989
    Dah Sing Financial Holdings, Ltd.                       17,200       90,439
    Esprit Holdings, Ltd.                                  486,920      684,777
    First Pacific Co., Ltd.                                440,400      611,076
#*  Foxconn International Holdings, Ltd.                   318,000      122,960
*   G-Resources Group, Ltd.                              1,113,000       52,434
*   Galaxy Entertainment Group, Ltd.                       386,000    1,725,433
*   Genting Hong Kong, Ltd.                                 83,000       40,188
#   Giordano International, Ltd.                           204,000      205,012
    Hang Lung Group, Ltd.                                  177,000    1,044,884
    Hang Lung Properties, Ltd.                             435,000    1,688,145
    Hang Seng Bank, Ltd.                                   137,000    2,296,577
    Henderson Land Development Co., Ltd.                   197,832    1,439,410
    Hong Kong & China Gas Co., Ltd.                        888,258    2,681,274
#   Hong Kong Exchanges and Clearing, Ltd.                 203,500    3,429,512
    Hongkong & Shanghai Hotels (The)                       103,525      168,428
    Hopewell Holdings, Ltd.                                144,500      557,457
    Hutchison Telecommunications Hong Kong Holdings,
      Ltd.                                                 306,000      162,578
    Hutchison Whampoa, Ltd.                                367,500    3,990,998
    Hysan Development Co., Ltd.                             99,638      494,186
    Johnson Electric Holdings, Ltd.                        273,500      185,983

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
HONG KONG -- (Continued)
    Kerry Properties, Ltd.                                  139,393 $   634,281
#   Kingston Financial Group, Ltd.                          822,000      65,783
    L'Occitane International SA                              44,000     127,732
#   Li & Fung, Ltd.                                       1,108,000   1,435,162
    Lifestyle International Holdings, Ltd.                   80,500     177,597
#   Luk Fook Holdings International, Ltd.                    50,000     142,545
    Melco International Development, Ltd.                    43,000      83,920
    MGM China Holdings, Ltd.                                124,800     294,601
#*  Mongolian Mining Corp.                                  199,500      58,849
    MTR Corp., Ltd.                                         297,040   1,226,134
    New World Development Co., Ltd.                         781,878   1,360,738
    NWS Holdings, Ltd.                                      295,737     528,760
    Orient Overseas International, Ltd.                      50,000     297,612
    Pacific Basin Shipping, Ltd.                            172,000      98,392
    PCCW, Ltd.                                              945,265     479,209
    Power Assets Holdings, Ltd.                             205,707   2,011,570
#   Prada SpA                                                76,400     681,480
    SA SA International Holdings, Ltd.                       98,000     102,685
    Samsonite International SA                              190,500     469,325
    Sands China, Ltd.                                       435,600   2,290,368
    Shangri-La Asia, Ltd.                                   261,655     507,606
    Sino Land Co., Ltd.                                     596,817     985,053
    SJM Holdings, Ltd.                                      282,000     715,583
    SmarTone Telecommunications Holdings, Ltd.               23,000      41,030
    Stella International Holdings, Ltd.                      44,500     131,387
    Sun Hung Kai Properties, Ltd.                           308,744   4,468,444
    Swire Properties, Ltd.                                  165,000     583,540
    Techtronic Industries Co.                               214,000     512,832
    Television Broadcasts, Ltd.                              52,000     391,152
    Texwinca Holdings, Ltd.                                  30,000      35,072
    Trinity, Ltd.                                           192,000      75,576
*   United Laboratories International Holdings, Ltd.
      (The)                                                 115,000      43,181
#   VTech Holdings, Ltd.                                     23,900     304,515
    Wharf Holdings, Ltd.                                    280,609   2,510,046
    Wheelock & Co., Ltd.                                    178,000     995,355
    Wing Hang Bank, Ltd.                                     27,686     291,591
*   Wynn Macau, Ltd.                                        240,000     729,950
    Xinyi Glass Holdings, Ltd.                              174,000     119,328
    Yue Yuen Industrial Holdings, Ltd.                      126,500     438,405
                                                                    -----------
TOTAL HONG KONG                                                      69,201,215
                                                                    -----------
IRELAND -- (0.2%)
*   Bank of Ireland                                       2,119,423     472,189
    CRH P.L.C. (0182704)                                     58,058   1,248,996
    CRH P.L.C. (0182704)                                     11,180     240,746
    CRH P.L.C. Sponsored ADR                                 59,037   1,269,886
    Dragon Oil P.L.C.                                        43,868     426,160
*   Elan Corp. P.L.C.                                        23,476     271,738
*   Elan Corp. P.L.C. Sponsored ADR                          54,972     643,172
    Glanbia P.L.C.                                              916      12,272
    Kerry Group P.L.C. Class A (0490656)                     18,318   1,083,706
    Kerry Group P.L.C. Class A (4519579)                      6,018     355,308

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
IRELAND -- (Continued)
    Paddy Power P.L.C.                                        5,796 $   488,241
    Ryanair Holdings P.L.C.                                  33,520     261,571
                                                                    -----------
TOTAL IRELAND                                                         6,773,985
                                                                    -----------
ISRAEL -- (0.4%)
    Azrieli Group                                             3,214      92,801
*   Bank Hapoalim BM                                        228,253   1,061,777
*   Bank Leumi Le-Israel BM                                 253,776     902,026
    Bezeq The Israeli Telecommunication Corp., Ltd.         353,348     513,243
    Cellcom Israel, Ltd.                                      6,551      63,501
    Delek Group, Ltd.                                         1,289     339,848
    Elbit Systems, Ltd.                                       3,493     145,803
    Israel Chemicals, Ltd.                                   77,657     925,399
*   Israel Discount Bank, Ltd. Class A                      132,967     223,544
*   Mellanox Technologies, Ltd.                               3,245     169,996
    Migdal Insurance & Financial Holding, Ltd.               29,968      49,149
*   Mizrahi Tefahot Bank, Ltd.                               22,752     232,764
*   NICE Systems, Ltd. Sponsored ADR                         10,826     383,998
    Partner Communications Co., Ltd.                          8,183      56,646
    Partner Communications Co., Ltd. ADR                      3,525      24,428
*   Paz Oil Co., Ltd.                                            85      13,263
    Teva Pharmaceutical Industries, Ltd.                      6,037     231,782
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR      120,875   4,628,304
                                                                    -----------
TOTAL ISRAEL                                                         10,058,272
                                                                    -----------
ITALY -- (1.5%)
    A2A SpA                                                 161,586     127,203
    Assicurazioni Generali SpA                              198,710   3,649,459
    Atlantia SpA                                             55,332     989,254
    Autogrill SpA                                            14,553     188,459
#   Banca Carige SpA                                        113,241      82,426
#*  Banca Monte dei Paschi di Siena SpA                   1,177,714     332,348
    Banca Popolare dell'Emilia Romagna S.c.r.l.               5,071      43,010
#*  Banco Popolare                                          114,684     165,669
    Davide Campari-Milano SpA                                51,808     420,819
    Enel Green Power SpA                                    323,246     689,554
    Enel SpA                                                891,225   3,446,704
    Eni SpA                                                 277,449   6,621,712
#   Eni SpA Sponsored ADR                                    69,229   3,309,838
#   Fiat Industrial SpA                                     140,318   1,584,512
#*  Fiat SpA                                                184,408   1,105,052
*   Fiat SpA Sponsored ADR                                    7,000      42,420
*   Finmeccanica SpA                                         73,984     385,389
    Intesa Sanpaolo SpA                                   1,819,535   3,304,488
    Intesa Sanpaolo SpA Sponsored ADR                         9,000      97,110
    Lottomatica Group SpA                                     9,353     238,606
    Luxottica Group SpA                                      29,479   1,526,842
    Luxottica Group SpA Sponsored ADR                           875      45,308
    Mediaset SpA                                            115,612     299,360
    Mediobanca SpA                                          117,569     748,284
    Mediolanum SpA                                           34,834     234,730
    Parmalat SpA                                             80,329     247,741

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
ITALY -- (Continued)
#   Pirelli & C. SpA                                         45,094 $   469,024
#   Prysmian SpA                                             33,580     677,800
    Saipem SpA                                               44,656   1,267,168
    Salvatore Ferragamo Italia SpA                            9,142     273,166
    Snam SpA                                                229,326   1,128,541
#   Telecom Italia SpA                                      985,410     837,007
    Telecom Italia SpA Sponsored ADR                         80,065     667,742
#   Tenaris SA ADR                                           37,841   1,683,546
    Terna Rete Elettrica Nazionale SpA                      169,541     793,559
    Tod's SpA                                                 2,308     335,327
*   UniCredit SpA                                           733,893   3,835,793
    Unione di Banche Italiane SCPA                          189,326     791,802
                                                                    -----------
TOTAL ITALY                                                          42,686,772
                                                                    -----------
JAPAN -- (17.0%)
    77 Bank, Ltd. (The)                                      81,000     480,884
#   ABC-Mart, Inc.                                            4,700     176,063
    Advantest Corp.                                           9,840     147,431
#   Advantest Corp. ADR                                      10,000     149,900
    Aeon Co., Ltd.                                          119,600   1,693,219
    Aeon Mall Co., Ltd.                                       8,680     279,459
    Air Water, Inc.                                          29,000     469,576
    Aisin Seiki Co., Ltd.                                    32,300   1,165,926
    Ajinomoto Co., Inc.                                     106,000   1,454,787
    Alfresa Holdings Corp.                                    8,700     517,595
    Alps Electric Co., Ltd.                                  34,300     261,476
    Amada Co., Ltd.                                          82,000     657,989
    ANA Holdings, Inc.                                      172,000     374,622
    Anritsu Corp.                                            24,000     358,893
    Aoyama Trading Co., Ltd.                                  3,700     110,721
    Aozora Bank, Ltd.                                       212,000     664,217
    Asahi Glass Co., Ltd.                                   175,000   1,375,012
    Asahi Group Holdings, Ltd.                               62,200   1,546,762
    Asahi Kasei Corp.                                       227,000   1,525,973
    Asatsu-DK, Inc.                                           2,700      69,163
#   Asics Corp.                                              25,400     458,538
    Astellas Pharma, Inc.                                    75,255   4,386,242
#   Autobacs Seven Co., Ltd.                                  9,900     166,830
    Awa Bank, Ltd. (The)                                     45,000     266,078
    Azbil Corp.                                              10,400     224,568
    Bank of Kyoto, Ltd. (The)                                76,000     799,611
    Bank of Yokohama, Ltd. (The)                            259,000   1,575,693
    Benesse Holdings, Inc.                                   11,700     518,544
    Bridgestone Corp.                                       108,100   4,080,060
    Brother Industries, Ltd.                                 47,800     546,648
#   Calbee, Inc.                                              2,000     197,734
    Calsonic Kansei Corp.                                    34,000     161,541
    Canon Marketing Japan, Inc.                              11,100     161,683
    Canon, Inc.                                             123,900   4,456,001
#   Canon, Inc. Sponsored ADR                                68,804   2,477,632
#*  Casio Computer Co., Ltd.                                 42,900     355,440
    Central Japan Railway Co.                                20,100   2,424,127

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Century Tokyo Leasing Corp.                                6,100 $  180,052
    Chiba Bank, Ltd. (The)                                   149,000  1,156,933
    Chiyoda Corp.                                             28,000    287,867
    Chubu Electric Power Co., Inc.                            91,400  1,183,269
    Chugai Pharmaceutical Co., Ltd.                           36,700    913,731
    Chugoku Bank, Ltd. (The)                                  45,000    784,618
#   Chugoku Electric Power Co., Inc. (The)                    44,100    632,985
    Citizen Holdings Co., Ltd.                                64,900    383,947
    Coca-Cola West Co., Ltd.                                  14,900    277,124
    COMSYS Holdings Corp.                                     24,700    327,093
*   Cosmo Oil Co., Ltd.                                      128,000    305,702
#   Cosmos Pharmaceutical Corp.                                1,700    189,580
    Credit Saison Co., Ltd.                                   32,000    936,051
    Dai Nippon Printing Co., Ltd.                            118,000  1,155,414
    Dai-ichi Life Insurance Co., Ltd. (The)                    1,438  1,982,236
    Daicel Corp.                                              63,000    508,461
#   Daido Steel Co., Ltd.                                     66,000    359,725
    Daihatsu Motor Co., Ltd.                                  32,000    634,776
    Daiichi Sankyo Co., Ltd.                                 121,846  2,384,126
    Daiichikosho Co., Ltd.                                     8,200    243,837
#   Daikin Industries, Ltd.                                   39,200  1,574,162
    Dainippon Sumitomo Pharma Co., Ltd.                       27,400    503,265
    Daito Trust Construction Co., Ltd.                        12,900  1,250,797
    Daiwa House Industry Co., Ltd.                            91,000  2,056,789
    Daiwa Securities Group, Inc.                             319,000  2,830,376
#   Dena Co., Ltd.                                            15,000    427,291
    Denki Kagaku Kogyo KK                                    113,000    413,404
#   Denso Corp.                                               80,300  3,600,704
    Dentsu, Inc.                                              30,300  1,053,332
    DIC Corp.                                                158,000    353,688
#   Disco Corp.                                                5,700    368,350
    Don Quijote Co., Ltd.                                      8,800    479,512
    Dowa Holdings Co., Ltd.                                   41,200    295,303
    East Japan Railway Co.                                    48,500  4,094,210
    Ebara Corp.                                               84,000    352,700
    Eisai Co., Ltd.                                           41,800  1,907,507
    Electric Power Development Co., Ltd.                      16,900    482,664
#   Exedy Corp.                                                5,600    140,586
    Ezaki Glico Co., Ltd.                                      2,000     22,482
    FamilyMart Co., Ltd.                                      10,800    493,566
    FANUC Corp.                                               31,400  4,739,897
    Fast Retailing Co., Ltd.                                   8,500  3,117,070
    FP Corp.                                                   1,700    112,759
    Fuji Electric Co., Ltd.                                  123,000    420,855
    Fuji Heavy Industries, Ltd.                              104,286  1,968,448
    Fuji Media Holdings, Inc.                                     76    165,188
    FUJIFILM Holdings Corp.                                   81,100  1,666,080
    Fujitsu, Ltd.                                            385,440  1,618,878
    Fukuoka Financial Group, Inc.                            146,000    746,895
    Fukuyama Transporting Co., Ltd.                           29,000    161,939
    Furukawa Electric Co., Ltd.                              112,000    283,425
    Glory, Ltd.                                               14,900    409,443

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
#   Gree, Inc.                                                15,400 $  197,389
#   GS Yuasa Corp.                                            47,000    199,251
*   GungHo Online Entertainment, Inc.                             48    454,184
#   Gunma Bank, Ltd. (The)                                    90,000    572,559
    H2O Retailing Corp.                                       22,000    245,139
    Hachijuni Bank, Ltd. (The)                                83,000    565,095
    Hakuhodo DY Holdings, Inc.                                 4,720    388,992
#   Hamamatsu Photonics KK                                    11,600    478,265
    Hankyu Hanshin Holdings, Inc.                            219,000  1,418,079
    Heiwa Corp.                                                6,700    139,089
    Higo Bank, Ltd. (The)                                      2,000     13,562
#   Hikari Tsushin, Inc.                                       3,800    207,215
    Hino Motors, Ltd.                                         41,000    626,269
#   Hiroshima Bank, Ltd. (The)                               107,000    564,061
#   Hisamitsu Pharmaceutical Co., Inc.                        10,000    587,988
#   Hitachi Capital Corp.                                     12,600    314,133
    Hitachi Chemical Co., Ltd.                                23,200    363,698
    Hitachi Construction Machinery Co., Ltd.                  21,700    516,210
    Hitachi High-Technologies Corp.                           10,665    266,425
#   Hitachi Metals, Ltd.                                      30,000    310,157
    Hitachi Transport System, Ltd.                             8,415    133,774
    Hitachi, Ltd.                                            530,000  3,387,147
    Hitachi, Ltd. ADR                                         34,892  2,212,153
*   Hokkaido Electric Power Co., Inc.                         31,500    399,695
    Hokuhoku Financial Group, Inc.                           250,000    583,397
    Hokuriku Electric Power Co.                               25,800    380,507
    Honda Motor Co., Ltd.                                    163,400  6,520,062
#   Honda Motor Co., Ltd. Sponsored ADR                      132,783  5,308,664
    Horiba, Ltd.                                               3,800    137,387
    Hoshizaki Electric Co., Ltd.                               6,500    216,488
    House Foods Corp.                                         16,300    284,249
    Hoya Corp.                                                77,400  1,550,812
    Ibiden Co., Ltd.                                          34,800    610,005
#   Ichigo Group Holdings Co., Ltd.                              104    107,338
    Idemitsu Kosan Co., Ltd.                                   4,700    397,620
    IHI Corp.                                                274,000  1,021,729
    Inpex Corp.                                                  402  1,945,401
    Isetan Mitsukoshi Holdings, Ltd.                          71,880  1,145,614
    Isuzu Motors, Ltd.                                       210,000  1,399,510
#   Ito En, Ltd.                                              16,100    387,948
    ITOCHU Corp.                                             271,500  3,366,448
    Itochu Techno-Solutions Corp.                              4,200    199,867
    Iyo Bank, Ltd. (The)                                      52,000    544,628
    Izumi Co., Ltd.                                           12,800    345,384
    J Front Retailing Co., Ltd.                               99,800    838,446
#   Japan Exchange Group, Inc.                                 4,100    503,275
#   Japan Steel Works, Ltd. (The)                             76,000    386,111
    Japan Tobacco, Inc.                                      185,500  7,012,126
    JFE Holdings, Inc.                                        89,600  1,945,387
    JGC Corp.                                                 36,000  1,066,729
    Joyo Bank, Ltd. (The)                                    129,000    792,962
    JSR Corp.                                                 30,100    692,903

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    JTEKT Corp.                                               60,860 $  620,550
    JX Holdings, Inc.                                        395,070  2,145,173
    K's Holdings Corp.                                        10,139    357,434
#   Kagome Co., Ltd.                                          18,500    333,785
    Kagoshima Bank, Ltd. (The)                                13,000     95,190
#   Kajima Corp.                                             159,000    507,704
#   Kakaku.com, Inc.                                           7,200    186,134
    Kaken Pharmaceutical Co., Ltd.                            13,000    230,520
    Kamigumi Co., Ltd.                                        53,000    496,967
    Kaneka Corp.                                              74,000    445,787
*   Kansai Electric Power Co., Inc. (The)                    113,400  1,385,446
    Kansai Paint Co., Ltd.                                    40,000    513,274
    Kao Corp.                                                 93,100  3,219,214
    Kawasaki Heavy Industries, Ltd.                          286,000    912,033
    Kawasaki Kisen Kaisha, Ltd.                              193,000    424,665
#   KDDI Corp.                                                83,400  4,010,482
#   Keihan Electric Railway Co., Ltd.                        111,000    477,466
    Keikyu Corp.                                              80,000    885,305
    Keio Corp.                                                83,000    713,951
    Keisei Electric Railway Co., Ltd.                         39,000    412,339
    Keiyo Bank, Ltd. (The)                                    43,000    264,505
    Kewpie Corp.                                              16,300    245,778
    Keyence Corp.                                              7,751  2,459,744
    Kikkoman Corp.                                            28,000    531,466
    Kinden Corp.                                              35,000    255,345
#   Kintetsu Corp.                                           237,280  1,200,211
    Kirin Holdings Co., Ltd.                                 144,000  2,519,852
    Kobayashi Pharmaceutical Co., Ltd.                         5,300    289,565
*   Kobe Steel, Ltd.                                         573,000    748,382
    Koito Manufacturing Co., Ltd.                             19,000    367,568
    Komatsu, Ltd.                                            166,600  4,564,502
#   Komeri Co., Ltd.                                           5,000    155,483
    Konami Corp.                                              20,500    467,637
#   Konami Corp. ADR                                           3,500     79,380
    Konica Minolta, Inc.                                     106,000    748,876
    Kose Corp.                                                 3,690     96,382
    Kubota Corp.                                             154,000  2,212,012
#   Kubota Corp. Sponsored ADR                                 8,151    583,204
    Kuraray Co., Ltd.                                         65,100    988,660
#   Kurita Water Industries, Ltd.                             27,000    554,280
#   KYB Co., Ltd.                                             14,000     76,506
    Kyocera Corp.                                             16,300  1,658,077
    Kyocera Corp. Sponsored ADR                               10,829  1,098,061
    KYORIN Holdings, Inc.                                      5,400    144,287
    Kyowa Hakko Kirin Co., Ltd.                               53,000    650,547
*   Kyushu Electric Power Co., Inc.                           57,400    792,888
    Lawson, Inc.                                              10,600    834,582
    Lintec Corp.                                               7,200    131,097
#   Lion Corp.                                                41,000    239,559
    LIXIL Group Corp.                                         50,140  1,127,215
#   M3, Inc.                                                      78    176,422
    Maeda Road Construction Co., Ltd.                          9,000    136,160

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Makita Corp.                                              16,500 $1,006,467
    Makita Corp. Sponsored ADR                                 1,630     98,077
    Marubeni Corp.                                           292,000  2,096,048
    Marui Group Co., Ltd.                                     44,100    511,898
#   Matsui Securities Co., Ltd.                               10,000    125,858
*   Mazda Motor Corp.                                        442,000  1,514,486
#   McDonald's Holdings Co. Japan, Ltd.                       12,400    361,684
    Medipal Holdings Corp.                                    26,100    409,511
    MEIJI Holdings Co., Ltd.                                  12,256    553,285
    Minebea Co., Ltd.                                         45,000    143,820
    Miraca Holdings, Inc.                                      9,200    458,775
#   MISUMI Group, Inc.                                        17,100    522,110
    Mitsubishi Chemical Holdings Corp.                       292,490  1,426,509
    Mitsubishi Corp.                                         267,100  4,808,403
    Mitsubishi Electric Corp.                                319,000  3,041,151
    Mitsubishi Estate Co., Ltd.                              208,000  6,774,790
    Mitsubishi Gas Chemical Co., Inc.                         69,000    527,536
    Mitsubishi Heavy Industries, Ltd.                        512,000  3,530,778
    Mitsubishi Logistics Corp.                                25,000    446,924
    Mitsubishi Materials Corp.                               203,000    582,287
*   Mitsubishi Motors Corp.                                  542,000    640,253
    Mitsubishi Shokuhin Co., Ltd.                              1,100     32,423
    Mitsubishi Tanabe Pharma Corp.                            40,400    614,538
    Mitsubishi UFJ Financial Group, Inc.                     954,172  6,473,904
#   Mitsubishi UFJ Financial Group, Inc. ADR               1,455,897  9,870,982
    Mitsui & Co., Ltd.                                       272,400  3,752,762
    Mitsui & Co., Ltd. Sponsored ADR                           2,559    699,938
#   Mitsui Chemicals, Inc.                                   185,000    428,133
#   Mitsui Engineering & Shipbuilding Co., Ltd.              114,000    210,934
    Mitsui Fudosan Co., Ltd.                                 136,000  4,628,491
    Mitsui Mining & Smelting Co., Ltd.                       148,000    333,574
*   Mitsui OSK Lines, Ltd.                                   235,000    978,618
    Mizuho Financial Group, Inc.                           3,521,105  7,748,039
#   Mizuho Financial Group, Inc. ADR                         312,894  1,376,734
    Mochida Pharmaceutical Co., Ltd.                           8,000    106,372
    MS&AD Insurance Group Holdings                            92,795  2,489,752
    Murata Manufacturing Co., Ltd.                            34,200  2,785,033
    Nabtesco Corp.                                            15,000    331,011
    Nagase & Co., Ltd.                                        27,100    346,966
#   Nagoya Railroad Co., Ltd.                                121,000    375,439
    Namco Bandai Holdings, Inc.                               28,900    526,743
    Nankai Electric Railway Co., Ltd.                         66,000    265,002
    Nanto Bank, Ltd. (The)                                    41,000    180,918
    NEC Corp.                                                505,546  1,313,309
    NET One Systems Co., Ltd.                                  8,800     77,192
    NGK Insulators, Ltd.                                      55,000    664,792
    NGK Spark Plug Co., Ltd.                                  28,000    472,046
    NHK Spring Co., Ltd.                                      23,000    248,965
    Nichirei Corp.                                            34,000    200,016
    Nidec Corp.                                               10,600    720,865
#   Nidec Corp. ADR                                           26,554    449,825
    Nifco, Inc.                                                2,700     61,647

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Nihon Kohden Corp.                                         2,600 $   99,842
    Nikon Corp.                                               55,600  1,210,196
    Nintendo Co., Ltd.                                        17,600  1,942,558
    Nippo Corp.                                                4,000     59,945
    Nippon Electric Glass Co., Ltd.                           71,500    364,951
    Nippon Express Co., Ltd.                                 174,000    905,657
    Nippon Kayaku Co., Ltd.                                   33,000    475,785
    Nippon Meat Packers, Inc.                                 32,000    491,421
    Nippon Paint Co., Ltd.                                    28,000    332,232
#*  Nippon Paper Industries Co., Ltd.                         23,100    346,009
    Nippon Shokubai Co., Ltd.                                 29,000    285,328
    Nippon Steel & Sumitomo Metal Corp.                    1,436,420  3,825,868
    Nippon Telegraph & Telephone Corp.                        53,600  2,665,536
#   Nippon Telegraph & Telephone Corp. ADR                    12,525    311,497
    Nippon Television Holdings, Inc.                          13,100    231,588
#   Nippon Yusen KK                                          313,000    817,104
#   Nipro Corp.                                               10,000     99,822
    Nishi-Nippon City Bank, Ltd. (The)                       132,000    440,352
    Nishi-Nippon Railroad Co., Ltd.                           41,000    168,012
    Nissan Chemical Industries, Ltd.                          15,000    194,423
    Nissan Motor Co., Ltd.                                   429,500  4,480,672
    Nissan Shatai Co., Ltd.                                   17,000    226,835
    Nisshin Seifun Group, Inc.                                40,000    516,811
    Nisshin Steel Holdings Co., Ltd.                          11,700     98,463
    Nisshinbo Holdings, Inc.                                  29,000    210,674
    Nissin Foods Holdings Co., Ltd.                           10,000    448,549
    Nitori Holdings Co., Ltd.                                  5,350    403,618
    Nitto Denko Corp.                                         27,900  1,833,016
    NKSJ Holdings, Inc.                                       68,450  1,737,339
    NOK Corp.                                                 17,880    257,842
    Nomura Holdings, Inc.                                    335,200  2,739,490
#   Nomura Holdings, Inc. ADR                                348,997  2,858,285
#   Nomura Real Estate Holdings, Inc.                         16,900    454,336
#   Nomura Research Institute, Ltd.                           17,200    518,110
    NSK, Ltd.                                                 89,000    719,968
#   NTN Corp.                                                 93,000    237,166
    NTT Data Corp.                                               223    706,037
    NTT DOCOMO, Inc.                                           2,219  3,674,437
#   NTT DOCOMO, Inc. Sponsored ADR                            51,866    859,420
    Obayashi Corp.                                           121,000    744,473
    Obic Co., Ltd.                                             1,430    377,286
    Odakyu Electric Railway Co., Ltd.                         84,000  1,011,611
#   Oji Holdings Corp.                                       168,000    599,658
*   Olympus Corp.                                             35,000    878,772
#   Omron Corp.                                               34,900  1,102,487
    Onward Holdings Co., Ltd.                                 18,000    168,205
    Oracle Corp. Japan                                         7,100    304,171
    Oriental Land Co., Ltd.                                    7,700  1,244,862
    Osaka Gas Co., Ltd.                                      256,000  1,109,509
#   OSAKA Titanium Technologies Co.                            2,500     49,756
#   OSG Corp.                                                  9,900    150,627
    Otsuka Corp.                                               2,900    300,627

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Pacific Metals Co., Ltd.                                  19,000 $   95,655
    Panasonic Corp.                                          293,388  2,114,411
*   Panasonic Corp. Sponsored ADR                            108,991    782,555
#   Park24 Co., Ltd.                                          18,900    381,363
#*  Pioneer Corp.                                             43,200     88,794
    Pola Orbis Holdings, Inc.                                  5,200    184,148
#   Rakuten, Inc.                                            139,600  1,489,023
*   Renesas Electronics Corp.                                  9,900     28,815
    Rengo Co., Ltd.                                           44,000    213,023
    Resona Holdings, Inc.                                    344,700  1,839,915
    Ricoh Co., Ltd.                                          126,000  1,402,014
#   Rinnai Corp.                                               5,500    437,336
    Rohm Co., Ltd.                                            17,900    632,793
    Rohto Pharmaceutical Co., Ltd.                            11,000    154,085
    Ryohin Keikaku Co., Ltd.                                   3,400    321,088
    Sankyo Co., Ltd.                                          10,000    455,774
    Sankyu, Inc.                                               7,000     31,287
#   Sanrio Co., Ltd.                                           5,500    276,161
    Santen Pharmaceutical Co., Ltd.                           10,100    506,969
    Sapporo Holdings, Ltd.                                    31,000    141,134
#   Sawai Pharmaceutical Co., Ltd.                             2,200    284,187
#   SBI Holdings, Inc.                                        52,950  1,025,698
    SCSK Corp.                                                 7,500    167,130
    Secom Co., Ltd.                                           36,500  2,035,757
    Sega Sammy Holdings, Inc.                                 31,748    834,133
#   Seiko Epson Corp.                                         26,700    306,098
    Seino Holdings Co., Ltd.                                  35,000    306,187
    Sekisui Chemical Co., Ltd.                                77,000    969,626
    Sekisui House, Ltd.                                      107,560  1,612,253
    Senshu Ikeda Holdings, Inc.                               34,820    184,226
    Seven & I Holdings Co., Ltd.                             133,176  5,122,769
#*  Sharp Corp.                                              191,000    663,168
    Shiga Bank, Ltd. (The)                                    47,000    331,056
*   Shikoku Electric Power Co., Inc.                          24,200    438,670
#   Shimadzu Corp.                                            55,000    401,882
    Shimamura Co., Ltd.                                        3,600    454,974
    Shimano, Inc.                                             12,800  1,114,940
#   Shimizu Corp.                                            118,000    474,928
    Shin-Etsu Chemical Co., Ltd.                              64,000  4,314,393
    Shinsei Bank, Ltd.                                       299,000    839,204
    Shionogi & Co., Ltd.                                      51,800  1,274,121
    Shiseido Co., Ltd.                                        53,500    766,085
    Shizuoka Bank, Ltd. (The)                                112,000  1,370,923
#   Showa Denko KK                                           251,000    405,301
    Showa Shell Sekiyu KK                                     30,000    240,783
    SKY Perfect JSAT Holdings, Inc.                              293    147,415
    SMC Corp.                                                  8,500  1,704,017
    Softbank Corp.                                           160,500  7,959,826
    Sohgo Security Services Co., Ltd.                          1,500     23,989
    Sojitz Corp.                                             274,900    431,615
    Sony Corp.                                               119,000  1,956,121
    Sony Corp. Sponsored ADR                                  74,848  1,229,753

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
JAPAN -- (Continued)
    Sony Financial Holdings, Inc.                            29,400 $   415,336
    Sotetsu Holdings, Inc.                                   73,000     284,108
#   Square Enix Holdings Co., Ltd.                            9,700     119,210
    Stanley Electric Co., Ltd.                               25,000     479,489
#   Start Today Co., Ltd.                                    10,500     158,977
    Sugi Holdings Co., Ltd.                                   7,100     272,498
    Sumco Corp.                                              16,700     175,299
    Sumitomo Bakelite Co., Ltd.                              33,000     133,917
    Sumitomo Chemical Co., Ltd.                             275,000     920,887
    Sumitomo Corp.                                          213,700   2,675,317
    Sumitomo Electric Industries, Ltd.                      139,000   1,848,514
    Sumitomo Forestry Co., Ltd.                              21,600     257,461
    Sumitomo Heavy Industries, Ltd.                         115,000     512,066
    Sumitomo Metal Mining Co., Ltd.                          92,000   1,287,938
    Sumitomo Mitsui Financial Group, Inc.                   235,240  11,119,165
    Sumitomo Mitsui Trust Holdings, Inc.                    605,210   3,041,487
    Sumitomo Osaka Cement Co., Ltd.                          51,000     152,881
#   Sumitomo Realty & Development Co., Ltd.                  55,000   2,599,374
    Sumitomo Rubber Industries, Ltd.                         27,600     509,636
    Sundrug Co., Ltd.                                         3,600     158,323
    Suruga Bank, Ltd.                                        32,000     566,148
    Suzuken Co. Ltd/Aichi Japan                              13,980     544,387
    Suzuki Motor Corp.                                       64,800   1,665,112
#   Sysmex Corp.                                             10,900     702,946
    T&D Holdings, Inc.                                      119,700   1,394,294
#   Taiheiyo Cement Corp.                                   158,000     410,343
    Taisei Corp.                                            183,000     611,226
#   Taiyo Nippon Sanso Corp.                                 50,000     332,237
#   Takara Holdings, Inc.                                    23,000     197,346
    Takashimaya Co., Ltd.                                    60,000     709,222
    Takata Corp.                                              6,800     130,820
    Takeda Pharmaceutical Co., Ltd.                         136,500   7,494,089
#   TDK Corp.                                                24,000     877,600
    TDK Corp. Sponsored ADR                                   1,900      69,445
    Teijin, Ltd.                                            175,000     421,618
    Terumo Corp.                                             24,200   1,202,267
    THK Co., Ltd.                                            20,000     421,224
    Tobu Railway Co., Ltd.                                  131,000     761,533
#   Toho Co., Ltd.                                           18,200     404,675
#   Toho Gas Co., Ltd.                                       63,000     375,626
    Toho Holdings Co., Ltd.                                   7,100     162,873
*   Tohoku Electric Power Co., Inc.                          58,700     628,705
    Tokai Rika Co., Ltd.                                      9,200     186,413
    Tokai Tokyo Financial Holdings, Inc.                     42,100     382,859
#   Tokio Marine Holdings, Inc.                             114,500   3,638,771
    Tokio Marine Holdings, Inc. ADR                           4,182     133,197
    Tokyo Broadcasting System Holdings, Inc.                  8,300     131,412
#*  Tokyo Electric Power Co., Inc.                          186,900     827,330
    Tokyo Electron, Ltd.                                     28,900   1,479,223
    Tokyo Gas Co., Ltd.                                     376,000   2,146,263
    Tokyo Tatemono Co., Ltd.                                 88,039     815,949
    Tokyu Corp.                                             165,000   1,308,470

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
JAPAN -- (Continued)
    Tokyu Land Corp.                                        80,000 $    983,605
    TonenGeneral Sekiyu KK                                  42,000      424,427
    Toppan Printing Co., Ltd.                              113,000      861,000
    Toray Industries, Inc.                                 247,000    1,736,538
    Toshiba Corp.                                          684,000    3,771,696
    Toshiba TEC Corp.                                       25,000      147,726
    Tosoh Corp.                                             94,000      310,030
#   TOTO, Ltd.                                              46,000      477,080
    Toyo Seikan Group Holdings, Ltd.                        34,700      475,539
    Toyo Suisan Kaisha, Ltd.                                16,000      543,768
    Toyobo Co., Ltd.                                       192,000      335,084
    Toyoda Gosei Co., Ltd.                                  14,300      371,125
#   Toyota Boshoku Corp.                                     9,300      133,674
    Toyota Motor Corp.                                     305,800   17,747,965
#   Toyota Motor Corp. Sponsored ADR                        85,613    9,956,792
    Toyota Tsusho Corp.                                     34,181      951,993
    Trend Micro, Inc.                                       16,700      468,214
    Trend Micro, Inc. Sponsored ADR                            777       22,797
    TS Tech Co., Ltd.                                        8,200      249,012
    Tsumura & Co.                                            9,000      294,081
    Tsuruha Holdings, Inc.                                   2,200      214,381
    Ube Industries, Ltd.                                   181,000      365,965
#   Unicharm Corp.                                          18,300    1,183,303
    UNY Group Holdings Co., Ltd.                            44,100      313,861
    Ushio, Inc.                                             17,100      174,234
    USS Co., Ltd.                                            4,310      552,906
    Wacoal Holdings Corp.                                   27,000      298,139
    Wacom Co., Ltd.                                             59      270,420
    West Japan Railway Co.                                  22,500    1,088,601
    Yahoo Japan Corp.                                        2,401    1,206,478
    Yakult Honsha Co., Ltd.                                 17,200      749,721
#   Yamada Denki Co., Ltd.                                  16,600      801,090
    Yamaguchi Financial Group, Inc.                         48,000      521,274
    Yamaha Corp.                                            30,200      323,851
    Yamaha Motor Co., Ltd.                                  50,100      698,916
    Yamato Holdings Co., Ltd.                               60,900    1,174,757
    Yamato Kogyo Co., Ltd.                                   7,600      251,366
    Yamazaki Baking Co., Ltd.                               24,000      314,075
    Yaskawa Electric Corp.                                  34,000      416,014
    Yokogawa Electric Corp.                                 27,000      274,564
    Yokohama Rubber Co., Ltd. (The)                         35,000      459,604
    Zensho Holdings Co., Ltd.                                6,000       79,553
    Zeon Corp.                                              27,000      290,713
                                                                   ------------
TOTAL JAPAN                                                         474,844,768
                                                                   ------------
NETHERLANDS -- (1.8%)
    Aegon NV                                               330,862    2,210,075
#   Akzo Nobel NV                                           45,305    2,732,361
#   Akzo Nobel NV Sponsored ADR                              5,988      122,455
#   ArcelorMittal (03938L104)                               42,802      534,597
    ArcelorMittal (B03XPL1)                                153,265    1,894,451
#   ASML Holding NV                                         49,663    3,695,550

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
NETHERLANDS -- (Continued)
*   DE Master Blenders 1753 NV                               95,787 $ 1,521,609
    Delta Lloyd NV                                           20,197     388,354
    Fugro NV                                                 11,112     642,009
#   Heineken NV                                              41,178   2,914,362
*   ING Groep NV                                            324,556   2,673,640
#*  ING Groep NV Sponsored ADR                              345,739   2,838,517
    Koninklijke Ahold NV                                    176,072   2,781,447
    Koninklijke Ahold NV Sponsored ADR                        8,320     131,206
    Koninklijke Boskalis Westminster NV                      12,064     503,294
    Koninklijke DSM NV                                       29,569   1,905,891
#   Koninklijke KPN NV                                      163,692     343,006
    Koninklijke Philips Electronics NV                      168,200   4,655,446
#   Koninklijke Vopak NV                                     11,198     620,117
*   QIAGEN NV                                                43,656     865,360
    Randstad Holding NV                                      26,352   1,098,466
#   Reed Elsevier NV                                         68,369   1,109,685
#   Reed Elsevier NV Sponsored ADR                           22,835     759,720
#*  Royal Imtech NV                                          10,738     119,716
*   SBM Offshore NV                                          31,251     501,470
    TNT Express NV                                           56,539     434,410
    Unilever NV (904784709)                                  21,520     914,170
    Unilever NV (B12T3J1)                                   242,733  10,343,179
#   Wolters Kluwer NV                                        52,917   1,170,977
                                                                    -----------
TOTAL NETHERLANDS                                                    50,425,540
                                                                    -----------
NEW ZEALAND -- (0.1%)
    Auckland International Airport, Ltd.                    195,960     520,888
#   Chorus, Ltd.                                             57,576     135,798
    Contact Energy, Ltd.                                     58,499     264,750
    Fletcher Building, Ltd.                                 106,171     805,462
    Sky Network Television, Ltd.                             23,000     112,849
    SKYCITY Entertainment Group, Ltd.                        28,225     107,965
#   Telecom Corp. of New Zealand, Ltd.                      156,601     349,692
    TrustPower, Ltd.                                          8,019      50,139
                                                                    -----------
TOTAL NEW ZEALAND                                                     2,347,543
                                                                    -----------
NORWAY -- (0.8%)
    Aker ASA Class A                                          4,790     148,127
    Aker Solutions ASA                                       24,377     341,178
*   Algeta ASA                                                  364      12,370
*   Archer, Ltd.                                             31,266      20,585
#   Cermaq ASA                                                3,001      44,821
#*  Det Norske Oljeselskap ASA                                9,362     133,421
#   DNB ASA                                                 186,968   3,061,696
*   DNO International ASA                                    83,791     146,882
    Fred Olsen Energy ASA                                     7,661     334,214
#   Gjensidige Forsikring ASA                                34,121     550,267
    Golar LNG, Ltd.                                           6,906     226,754
    Kongsberg Gruppen A.S.                                    6,143     116,126
*   Marine Harvest ASA                                      602,481     626,891
#   Norsk Hydro ASA                                         166,285     783,138
    Norsk Hydro ASA Sponsored ADR                            11,200      51,968

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
NORWAY -- (Continued)
    Orkla ASA                                               149,735 $ 1,350,208
    Petroleum Geo-Services ASA                               38,970     572,563
    Prosafe SE                                               36,219     348,308
#   Schibsted ASA                                            13,493     587,266
#   Seadrill, Ltd. (B09RMQ1)                                 53,292   2,053,533
    Seadrill, Ltd. (G7945E105)                                8,826     339,713
#   SpareBank 1 SR Bank ASA                                     407       3,640
    Statoil ASA                                             166,478   4,075,608
    Statoil ASA Sponsored ADR                                38,709     948,370
    Stolt-Nielsen, Ltd.                                         900      18,596
*   Storebrand ASA                                          101,739     464,103
#   Subsea 7 SA                                              63,709   1,375,367
    Telenor ASA                                             124,566   2,807,087
    TGS Nopec Geophysical Co. ASA                            16,183     581,894
#*  Veripos, Inc.                                             5,513      18,760
#   Yara International ASA                                   33,238   1,561,319
                                                                    -----------
TOTAL NORWAY                                                         23,704,773
                                                                    -----------
PORTUGAL -- (0.2%)
*   Banco Espirito Santo SA                                 513,592     588,472
    Cimpor Cimentos de Portugal SGPS SA                      26,536     119,691
    EDP - Energias de Portugal SA                           355,905   1,223,246
#*  EDP Renovaveis SA                                        35,708     186,108
    Galp Energia SGPS SA                                     42,884     687,290
#   Jeronimo Martins SGPS SA                                 35,510     846,993
    Portugal Telecom SGPS SA                                103,660     540,878
#   Portugal Telecom SGPS SA Sponsored ADR                   20,300     106,372
                                                                    -----------
TOTAL PORTUGAL                                                        4,299,050
                                                                    -----------
SINGAPORE -- (1.4%)
*   Biosensors International Group, Ltd.                    152,000     148,484
    CapitaLand, Ltd.                                        592,750   1,807,678
    City Developments, Ltd.                                 108,000     990,147
    ComfortDelGro Corp., Ltd.                               270,000     435,638
    Cosco Corp. Singapore, Ltd.                             132,000      94,110
    DBS Group Holdings, Ltd.                                358,452   4,889,740
#   Genting Singapore P.L.C.                              1,091,000   1,363,419
    Golden Agri-Resources, Ltd.                           1,571,000     676,976
    Great Eastern Holdings, Ltd.                              5,000      72,093
#   GuocoLand, Ltd.                                          58,000     106,442
    Hongkong Land Holdings, Ltd.                            207,000   1,507,207
    Indofood Agri Resources, Ltd.                            84,000      72,799
    Jardine Cycle & Carriage, Ltd.                           22,339     885,395
    Keppel Corp., Ltd.                                      255,600   2,229,533
    Keppel Land, Ltd.                                       141,000     465,839
    Keppel REIT                                              51,120      62,738
    M1, Ltd.                                                 49,000     134,586
#*  Neptune Orient Lines, Ltd.                              153,000     136,500
    Noble Group, Ltd.                                       860,000     788,871
#   Olam International, Ltd.                                372,054     508,409
    Oversea-Chinese Banking Corp., Ltd.                     448,380   3,958,290
#   Overseas Union Enterprise, Ltd.                          44,000     111,355

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SINGAPORE -- (Continued)
    SATS, Ltd.                                              128,736 $   329,138
    SembCorp Industries, Ltd.                               162,320     659,614
#   SembCorp Marine, Ltd.                                   165,000     579,673
    SIA Engineering Co., Ltd.                                26,000     106,869
    Singapore Airlines, Ltd.                                103,400     933,712
    Singapore Exchange, Ltd.                                166,000   1,010,826
    Singapore Land, Ltd.                                      4,000      28,750
    Singapore Post, Ltd.                                    115,000     120,515
#   Singapore Press Holdings, Ltd.                          251,000     909,637
    Singapore Technologies Engineering, Ltd.                282,000   1,009,291
    Singapore Telecommunications, Ltd.                    1,414,650   4,518,818
    SMRT Corp., Ltd.                                         59,000      70,901
    StarHub, Ltd.                                           110,000     423,004
    United Industrial Corp., Ltd.                            96,000     234,796
    United Overseas Bank, Ltd.                              218,941   3,804,601
    UOL Group, Ltd.                                          86,000     499,327
    Venture Corp., Ltd.                                      48,000     324,219
    Wilmar International, Ltd.                              382,000   1,036,943
                                                                    -----------
TOTAL SINGAPORE                                                      38,046,883
                                                                    -----------
SPAIN -- (2.3%)
    Abertis Infraestructuras SA                              67,973   1,268,327
    Acciona SA                                                7,527     492,424
#   Acerinox SA                                              22,488     242,661
    ACS Actividades de Construccion y Servicios SA           25,527     655,613
    Amadeus IT Holding SA Class A                            52,835   1,558,980
    Banco Bilbao Vizcaya Argentaria SA                      483,530   4,706,955
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR        524,118   5,136,356
#   Banco de Sabadell SA                                    596,534   1,239,182
#*  Banco Espanol de Credito SA                               9,662      44,511
#*  Banco Popular Espanol SA                              1,000,340     778,863
    Banco Santander SA                                    1,167,590   8,431,806
#   Banco Santander SA Sponsored ADR                        884,386   6,411,798
    Bankinter SA (B87RCP8)                                   21,495      79,149
#   Bankinter SA (5474008)                                   38,692     142,284
    CaixaBank                                               230,059     850,655
    Distribuidora Internacional de Alimentacion SA           95,502     740,276
#   Ebro Foods SA                                            16,941     347,528
    Enagas SA                                                33,110     881,755
    Ferrovial SA                                             73,461   1,215,225
#   Fomento de Construcciones y Contratas SA                  7,734      80,235
    Gas Natural SDG SA                                       66,529   1,393,095
*   Grifols SA                                               26,263   1,054,201
    Iberdrola SA                                            912,920   4,908,375
#   Inditex SA                                               35,699   4,791,000
#   Indra Sistemas SA                                        13,729     184,718
#   Mapfre SA                                               126,017     461,545
#*  Mediaset Espana Comunicacion SA                          31,341     245,652
    Obrascon Huarte Lain SA                                   5,256     194,389
    Prosegur Cia de Seguridad SA                             26,700     149,250
    Red Electrica Corp. SA                                   18,706     994,395
    Repsol SA                                                67,360   1,579,225

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SPAIN -- (Continued)
    Repsol SA Sponsored ADR                                  81,084 $ 1,894,122
*   Sacyr Vallehermoso SA                                    31,149      64,820
    Telefonica SA                                           329,237   4,820,788
#   Telefonica SA Sponsored ADR                             370,982   5,405,208
#   Zardoya Otis SA                                          29,672     414,555
                                                                    -----------
TOTAL SPAIN                                                          63,859,921
                                                                    -----------
SWEDEN -- (2.6%)
#   Alfa Laval AB                                            60,909   1,342,620
#   Assa Abloy AB Class B                                    58,550   2,343,099
#   Atlas Copco AB Class A                                  120,500   3,186,309
#   Atlas Copco AB Class B                                   71,432   1,704,327
    Boliden AB                                               65,722   1,049,576
    Electrolux AB Series B                                   46,322   1,318,383
    Elekta AB Class B                                        68,768   1,054,450
    Getinge AB Class B                                       34,491   1,040,001
#*  Hakon Invest AB                                           5,056     136,508
#   Hennes & Mauritz AB Class B                             174,751   6,206,042
    Hexagon AB Class B                                       49,033   1,406,674
    Husqvarna AB Class A                                     12,600      73,039
    Husqvarna AB Class B                                     78,695     455,343
*   Lundin Petroleum AB                                      36,534     878,461
    Meda AB Class A                                          49,832     596,511
#   Millicom International Cellular SA                       11,079     909,964
    Nordea Bank AB                                          542,906   6,532,799
    Ratos AB Class B                                         34,998     338,181
#   Sandvik AB                                              181,247   2,585,234
    Scania AB Class B                                        59,152   1,265,042
    Securitas AB Class B                                     62,069     610,784
    Skandinaviska Enskilda Banken AB Class A                304,949   3,137,117
#   Skanska AB Class B                                       74,934   1,278,357
#   SKF AB Class B                                           71,134   1,660,581
#   SSAB AB Class A                                          34,790     256,330
    SSAB AB Class B                                          10,905      70,038
    Svenska Cellulosa AB Class A                              5,862     160,738
    Svenska Cellulosa AB Class B                            116,858   3,044,014
    Svenska Handelsbanken AB Class A                         97,205   4,431,394
    Swedbank AB Class A                                     163,212   4,018,875
#   Swedish Match AB                                         30,700   1,064,997
    Tele2 AB Class B                                         54,772     939,840
    Telefonaktiebolaget LM Ericsson Class A                  14,581     176,063
#   Telefonaktiebolaget LM Ericsson Class B                 517,770   6,439,181
#   Telefonaktiebolaget LM Ericsson Sponsored ADR            71,314     877,875
    TeliaSonera AB                                          411,970   2,842,492
#   Trelleborg AB Class B                                    54,944     818,071
    Volvo AB Class A                                         79,048   1,091,311
    Volvo AB Class B                                        268,370   3,719,553
    Volvo AB Sponsored ADR                                   14,500     201,695
                                                                    -----------
TOTAL SWEDEN                                                         71,261,869
                                                                    -----------
SWITZERLAND -- (7.1%)
    ABB, Ltd.                                               237,288   5,380,957

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
SWITZERLAND -- (Continued)
#   ABB, Ltd. Sponsored ADR                                175,582 $  3,962,886
    Actelion, Ltd.                                          19,646    1,202,892
    Adecco SA                                               27,394    1,465,271
#   Alpiq Holding AG                                           365       46,337
    Aryzta AG                                               21,192    1,315,820
    Baloise Holding AG                                      10,851    1,118,468
    Banque Cantonale Vaudoise                                  538      298,096
    Barry Callebaut AG                                         423      413,272
#   Basler Kantonalbank                                      1,000       90,360
    Cie Financiere Richemont SA Class A                     93,925    7,601,227
    Clariant AG                                             63,564      929,973
*   Coca-Cola HBC AG ADR                                    27,952      719,764
    Credit Suisse Group AG                                 205,907    5,718,250
    Credit Suisse Group AG Sponsored ADR                    69,578    2,002,455
*   Dufry AG                                                 4,531      603,635
    EMS-Chemie Holding AG                                    1,411      408,043
#   Galenica AG                                                890      584,380
    Geberit AG                                               6,514    1,591,905
    Givaudan SA                                              1,737    2,236,959
    Holcim, Ltd.                                            50,033    3,902,823
    Julius Baer Group, Ltd.                                 54,473    2,171,532
    Kuehne + Nagel International AG                          8,611      986,331
    Lindt & Spruengli AG                                        19      846,709
    Lonza Group AG                                           8,012      558,292
    Nestle SA                                              563,769   40,203,744
    Novartis AG                                            260,874   19,311,868
    Novartis AG ADR                                        164,130   12,106,229
    OC Oerlikon Corp. AG                                    29,010      335,802
    Partners Group Holding AG                                3,063      785,858
    PSP Swiss Property AG                                    2,517      236,287
    Roche Holding AG (7108918)                               4,421    1,104,560
    Roche Holding AG (7110388)                             125,034   31,301,060
    Schindler Holding AG                                     2,881      421,956
    SGS SA                                                     949    2,294,810
    Sika AG                                                    457    1,104,317
    Sonova Holding AG                                        9,165      998,417
    Sulzer AG                                                6,198    1,059,177
    Swatch Group AG (The) (7184725)                          5,915    3,393,556
    Swatch Group AG (The) (7184736)                          7,914      795,838
    Swiss Life Holding AG                                    7,517    1,190,872
    Swiss Re AG                                             75,472    6,006,182
    Swisscom AG                                              4,124    1,942,485
    Syngenta AG                                              8,705    3,721,550
    Syngenta AG ADR                                         37,300    3,189,150
    UBS AG (B18YFJ4)                                       640,816   11,431,139
    UBS AG (H89231338)                                      86,948    1,546,805
    Zurich Insurance Group AG                               32,332    9,034,906
                                                                   ------------
TOTAL SWITZERLAND                                                   199,673,205
                                                                   ------------
UNITED KINGDOM -- (16.5%)
    Aberdeen Asset Management P.L.C.                       170,020    1,186,792
    Admiral Group P.L.C.                                    30,710      611,742

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Aggreko P.L.C.                                           42,757 $ 1,185,250
    AMEC P.L.C.                                              58,523     922,552
    Anglo American P.L.C.                                   293,396   7,173,752
    Antofagasta P.L.C.                                       67,507     947,262
    ARM Holdings P.L.C.                                     157,970   2,457,050
    ARM Holdings P.L.C. Sponsored ADR                        27,884   1,303,577
    Ashmore Group P.L.C.                                     41,357     256,856
    Associated British Foods P.L.C.                          74,044   2,227,376
    AstraZeneca P.L.C.                                      135,231   7,021,326
#   AstraZeneca P.L.C. Sponsored ADR                         80,122   4,159,934
    Aviva P.L.C.                                            604,235   2,868,612
    Babcock International Group P.L.C.                       75,422   1,255,026
    BAE Systems P.L.C.                                      603,406   3,524,307
    Balfour Beatty P.L.C.                                    42,765     143,603
    Barclays P.L.C.                                         747,276   3,334,701
#   Barclays P.L.C. Sponsored ADR                           395,761   7,115,783
    BG Group P.L.C.                                         490,585   8,281,730
    BG Group P.L.C. Sponsored ADR                            56,914     955,586
    BHP Billiton P.L.C.                                     127,971   3,600,180
#   BHP Billiton P.L.C. ADR                                 116,931   6,610,109
    BP P.L.C.                                               462,802   3,353,528
    BP P.L.C. Sponsored ADR                                 539,860  23,537,896
    British American Tobacco P.L.C.                         285,586  15,831,522
    British American Tobacco P.L.C. Sponsored ADR            24,584   2,729,316
    British Sky Broadcasting Group P.L.C.                   169,139   2,216,682
#   British Sky Broadcasting Group P.L.C. Sponsored ADR         647      34,116
    BT Group P.L.C.                                       1,001,387   4,305,591
    BT Group P.L.C. Sponsored ADR                            36,202   1,557,048
    Bunzl P.L.C.                                             61,814   1,229,627
    Burberry Group P.L.C.                                    70,879   1,474,516
*   Cairn Energy P.L.C.                                      99,844     448,347
    Capita P.L.C.                                           103,825   1,455,934
    Carnival P.L.C.                                          33,012   1,191,864
    Carnival P.L.C. ADR                                      14,200     513,046
    Centrica P.L.C.                                         726,786   4,191,921
    Cobham P.L.C.                                           148,789     579,669
    Compass Group P.L.C.                                    319,788   4,211,625
    Croda International P.L.C.                               24,141     930,624
    Diageo P.L.C.                                           160,103   4,889,156
    Diageo P.L.C. Sponsored ADR                              67,354   8,230,659
    easyJet P.L.C.                                           26,347     458,161
*   Essar Energy P.L.C.                                      36,918      82,207
    Eurasian Natural Resources Corp. P.L.C.                  52,797     227,041
    Evraz P.L.C.                                             51,040     124,205
    Experian P.L.C.                                         163,234   2,872,056
    Ferrexpo P.L.C.                                           3,692      10,299
    Fresnillo P.L.C.                                         28,370     512,782
    G4S P.L.C.                                              248,845   1,211,272
    GKN P.L.C.                                              350,912   1,502,070
    GlaxoSmithKline P.L.C.                                  528,451  13,634,813
#   GlaxoSmithKline P.L.C. Sponsored ADR                    166,094   8,577,094
    Hargreaves Lansdown P.L.C.                               36,360     553,743

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
UNITED KINGDOM -- (Continued)
    HSBC Holdings P.L.C.                                  1,623,467 $17,780,190
#   HSBC Holdings P.L.C. Sponsored ADR                      395,734  21,709,966
    ICAP P.L.C.                                             101,460     454,767
    IMI P.L.C.                                               57,408   1,106,605
    Imperial Tobacco Group P.L.C.                           132,008   4,720,057
#   Imperial Tobacco Group P.L.C. ADR                        19,700   1,418,597
    Informa P.L.C.                                          111,055     826,352
    Inmarsat P.L.C.                                          35,864     403,123
    InterContinental Hotels Group P.L.C.                     46,039   1,360,287
*   International Consolidated Airlines Group SA            229,324     971,637
    Intertek Group P.L.C.                                    28,651   1,473,941
    Invensys P.L.C.                                          40,766     244,068
    Investec P.L.C.                                         143,706   1,017,618
    ITV P.L.C.                                              657,491   1,285,673
    J Sainsbury P.L.C.                                      250,137   1,482,422
    John Wood Group P.L.C.                                   72,050     869,624
    Johnson Matthey P.L.C.                                   35,253   1,329,846
    Kazakhmys P.L.C.                                         39,377     214,033
    Kingfisher P.L.C.                                       529,673   2,580,901
    Legal & General Group P.L.C.                          1,154,884   3,045,597
*   Lloyds Banking Group P.L.C.                           5,899,749   5,011,794
*   Lloyds Banking Group P.L.C. ADR                         555,813   1,906,439
    London Stock Exchange Group P.L.C.                       31,436     655,961
*   Lonmin P.L.C.                                            41,655     174,727
    Man Group P.L.C.                                        323,056     513,689
    Marks & Spencer Group P.L.C.                            300,215   1,910,937
    Meggitt P.L.C.                                          154,251   1,124,207
    Melrose Industries P.L.C.                               202,160     766,293
    Mondi P.L.C.                                             85,925   1,141,899
    National Grid P.L.C.                                    288,327   3,675,363
    National Grid P.L.C. Sponsored ADR                       49,628   3,165,273
    Next P.L.C.                                              27,972   1,896,122
    Old Mutual P.L.C.                                     1,003,152   3,199,642
    Pearson P.L.C.                                          111,757   2,032,591
    Pearson P.L.C. Sponsored ADR                             43,147     788,296
    Pennon Group P.L.C.                                      63,747     678,989
    Persimmon P.L.C.                                          1,133      19,033
    Petrofac, Ltd.                                           43,350     911,132
    Prudential P.L.C.                                       357,167   6,141,333
#   Prudential P.L.C. ADR                                    61,062   2,109,081
    Randgold Resources, Ltd.                                 14,107   1,141,294
    Reckitt Benckiser Group P.L.C.                          116,476   8,502,852
    Reed Elsevier P.L.C.                                    119,988   1,402,818
#   Reed Elsevier P.L.C. Sponsored ADR                       20,755     967,598
    Resolution, Ltd.                                        341,747   1,403,422
    Rexam P.L.C.                                            173,402   1,392,324
    Rio Tinto P.L.C.                                        150,148   6,894,808
#   Rio Tinto P.L.C. Sponsored ADR                           89,054   4,101,827
    Rolls-Royce Holdings P.L.C. (B63H849)                   315,049   5,538,336
    Rolls-Royce Holdings P.L.C. (B9KGVK7)                37,490,831      58,236
*   Royal Bank of Scotland Group P.L.C.                     390,043   1,861,217
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR        13,427     128,362

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
UNITED KINGDOM -- (Continued)
#   Royal Dutch Shell P.L.C. ADR (780259206)              16,334 $    1,110,222
    Royal Dutch Shell P.L.C. ADR (780259107)             392,289     27,377,849
    Royal Dutch Shell P.L.C. Class A (B03MLX2)             3,127        106,460
    Royal Dutch Shell P.L.C. Class A (B09CBL4)            43,726      1,487,208
    Royal Dutch Shell P.L.C. Class B                     201,142      7,055,544
    RSA Insurance Group P.L.C.                           788,249      1,364,920
    SABMiller P.L.C.                                     174,605      9,421,205
    Sage Group P.L.C. (The)                              250,546      1,314,519
    Schroders P.L.C. (0239581)                             9,996        287,746
    Schroders P.L.C. (0240549)                            23,137        840,310
    Serco Group P.L.C.                                    85,226        820,180
    Severn Trent P.L.C.                                   37,231      1,055,166
    Shire P.L.C.                                          40,423      1,260,064
    Shire P.L.C. ADR                                      18,687      1,749,851
    Smith & Nephew P.L.C.                                125,916      1,441,311
    Smith & Nephew P.L.C. Sponsored ADR                    7,000        399,980
    Smiths Group P.L.C.                                   70,211      1,365,557
    SSE P.L.C.                                           179,206      4,338,909
    Standard Chartered P.L.C.                            439,931     11,071,919
    Standard Life P.L.C.                                 469,495      2,735,624
    Tate & Lyle P.L.C.                                    98,727      1,295,641
    Tesco P.L.C.                                       1,490,002      8,475,104
    Travis Perkins P.L.C.                                 45,843      1,022,883
    TUI Travel P.L.C.                                     83,647        408,972
    Tullow Oil P.L.C.                                    145,530      2,268,480
    Unilever P.L.C.                                       86,045      3,728,046
    Unilever P.L.C. Sponsored ADR                        136,237      5,901,787
    United Utilities Group P.L.C.                         86,117        992,083
#   United Utilities Group P.L.C. ADR                      5,177        119,278
    Vedanta Resources P.L.C.                              26,516        501,742
    Vodafone Group P.L.C.                              2,847,359      8,688,131
    Vodafone Group P.L.C. Sponsored ADR                  614,634     18,801,654
    Weir Group P.L.C. (The)                               39,918      1,369,426
    Whitbread P.L.C.                                      34,365      1,366,118
    William Hill P.L.C.                                   52,094        345,195
    WM Morrison Supermarkets P.L.C.                      452,618      2,054,082
    Wolseley P.L.C.                                       49,914      2,472,203
    Wolseley P.L.C. ADR                                   18,460         91,562
    WPP P.L.C.                                           193,811      3,204,145
    WPP P.L.C. Sponsored ADR                              15,840      1,307,434
    Xstrata P.L.C.                                       353,374      5,317,737
                                                                 --------------
TOTAL UNITED KINGDOM                                                461,668,982
                                                                 --------------
UNITED STATES -- (0.0%)
    ASML Holding NV                                        2,346        174,472
#*  Brookfield Property Partners L.P.                      4,873        106,026
                                                                 --------------
TOTAL UNITED STATES                                                     280,498
                                                                 --------------
TOTAL COMMON STOCKS                                               2,419,263,567
                                                                 --------------

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                       SHARES       VALUE++
                                                     ----------- --------------
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
#     Porsche Automobil Holding SE                        19,267 $    1,512,943
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
NETHERLANDS -- (0.0%)
#*    Koninklijke KPN NV Rights 05/14/13                 163,692        219,886
                                                                 --------------
SPAIN -- (0.0%)
#*    Banco Santander SA Rights 05/02/13               1,167,590        248,332
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   468,218
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                     ----------- --------------
SECURITIES LENDING COLLATERAL -- (13.3%)
(S)@  DFA Short Term Investment Fund                  32,152,118    372,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $418,203 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $427,421) to be repurchased at $419,042   $       419        419,040
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                                 372,419,040
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,338,521,445)              $2,793,663,768
                                                                 ==============

                      INTERNATIONAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (86.1%)

AUSTRALIA -- (6.3%)
    Acrux, Ltd.                                              78,185 $   328,651
    Adelaide Brighton, Ltd.                                 612,451   2,161,104
#   Aditya Birla Minerals, Ltd.                             222,001      78,376
*   AED Oil, Ltd.                                           237,059          --
    AGL Energy, Ltd.                                        130,744   2,152,876
    Ainsworth Game Technology, Ltd.                          17,120      67,678
*   AJ Lucas Group, Ltd.                                     37,498      50,177
*   Alcyone Resources, Ltd.                                 103,559         859
#*  Alkane Resources, Ltd.                                  157,833      90,473
#   ALS Ltd/Queensland                                      146,679   1,490,991
*   Alumina, Ltd.                                         2,349,339   2,349,327
#*  Alumina, Ltd. Sponsored ADR                             468,068   1,872,272
#   Amalgamated Holdings, Ltd.                              145,147   1,292,201
#   Amcom Telecommunications, Ltd.                          205,960     431,670
    Amcor, Ltd.                                             666,037   6,840,108
    Amcor, Ltd. Sponsored ADR                                30,507   1,249,262
    AMP, Ltd.                                             2,112,595  11,840,301
#   Ansell, Ltd.                                            118,397   1,941,289
#*  Antares Energy, Ltd.                                    217,289      84,539
    AP Eagers, Ltd.                                          40,249     202,482
    APA Group                                               330,714   2,233,386
#   APN News & Media, Ltd.                                  602,191     262,727
#*  Aquarius Platinum, Ltd.                                 299,539     180,785
#*  Aquila Resources, Ltd.                                   96,590     185,818
#   ARB Corp., Ltd.                                          40,854     550,856
    Aristocrat Leisure, Ltd.                                271,926   1,111,379
    Arrium, Ltd.                                          2,407,764   2,128,959
    Asciano, Ltd.                                           979,775   5,488,936
#   ASG Group, Ltd.                                         144,688      52,360
    ASX, Ltd.                                               126,459   4,930,600
*   Atlantic, Ltd.                                           34,067       4,540
    Atlas Iron, Ltd.                                      1,491,768   1,297,575
    Aurizon Holdings, Ltd.                                  432,125   1,860,134
#*  Aurora Oil & Gas, Ltd.                                  180,343     571,605
#   Ausdrill, Ltd.                                          453,218     714,924
#   Ausenco, Ltd.                                           156,768     451,380
#*  Austal, Ltd.                                            196,775     135,635
    Austbrokers Holdings, Ltd.                               28,010     305,537
#   Austin Engineering, Ltd.                                 24,702     130,720
    Australia & New Zealand Banking Group, Ltd.             972,400  32,135,117
*   Australian Agricultural Co., Ltd.                       302,850     367,170
    Australian Infrastructure Fund                          602,974   1,969,160
    Australian Pharmaceutical Industries, Ltd.              476,014     239,517
#   Automotive Holdings Group, Ltd.                         291,657   1,231,253
    AVJennings, Ltd.                                        143,047      59,292
*   AWE, Ltd.                                               949,174   1,271,164
#   Bank of Queensland, Ltd.                                465,544   4,846,535
*   Bannerman Resources, Ltd.                                83,346       5,199
#*  Bathurst Resources, Ltd.                                558,054      98,474
    BC Iron, Ltd.                                            40,534     144,875
    Beach Energy, Ltd.                                    2,309,083   3,261,747

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#   Bendigo and Adelaide Bank, Ltd.                         694,165 $ 7,966,926
    BHP Billiton, Ltd.                                       54,762   1,841,042
#   BHP Billiton, Ltd. Sponsored ADR                        195,277  13,126,520
#*  Billabong International, Ltd.                           524,825     258,735
*   Bionomics, Ltd.                                          19,472       7,678
*   Bisalloy Steel Group, Ltd.                                8,498      10,112
#   Blackmores, Ltd.                                          3,864     113,498
#*  Blackthorn Resources, Ltd.                               59,877      34,268
*   BlueScope Steel, Ltd.                                   924,524   4,760,581
#   Boart Longyear, Ltd.                                    770,525     765,757
#*  Boom Logistics, Ltd.                                    320,214      69,795
#   Boral, Ltd.                                           1,310,517   6,802,339
#   Bradken, Ltd.                                           307,457   1,641,029
    Brambles, Ltd.                                          227,008   2,055,280
*   Bravura Solutions, Ltd.                                  48,054      10,216
#   Breville Group, Ltd.                                     60,870     440,538
    Brickworks, Ltd.                                         40,108     530,638
    BT Investment Management, Ltd.                           29,872     108,717
#*  Buccaneer Energy, Ltd.                                  258,354       9,642
#   Cabcharge Australia, Ltd.                               207,612   1,028,983
    Caltex Australia, Ltd.                                  159,035   3,552,542
#   Cardno, Ltd.                                            211,346   1,428,040
*   Carnarvon Petroleum, Ltd.                               856,412      44,624
    carsales.com, Ltd.                                       96,555     968,763
    Cash Converters International, Ltd.                     426,435     623,938
    Cedar Woods Properties, Ltd.                              2,621      15,057
    Centrebet International, Ltd. Claim Units                22,005          --
*   Ceramic Fuel Cells, Ltd.                                182,247      10,580
    Challenger, Ltd.                                        491,725   2,143,954
    ChemGenex Pharmaceuticals, Ltd                            6,842          --
*   Citigold Corp., Ltd.                                    806,483      45,160
*   Clinuvel Pharmaceuticals, Ltd.                           13,426      25,748
    Clough, Ltd.                                            253,054     309,889
#*  Coal of Africa, Ltd.                                    400,214      68,936
    Coca-Cola Amatil, Ltd.                                   94,211   1,480,015
#   Cochlear, Ltd.                                           19,352   1,325,158
#*  Cockatoo Coal, Ltd.                                     973,718      63,700
    Codan, Ltd.                                              10,336      36,323
*   Coffey International, Ltd.                              136,278      34,080
    Commonwealth Bank of Australia                          291,226  22,197,496
*   Compass Resources, Ltd.                                  18,720          --
    Computershare, Ltd.                                      98,154   1,011,134
*   Continental Coal, Ltd.                                  218,913      10,484
    Coventry Group, Ltd.                                     13,156      41,472
    Credit Corp. Group, Ltd.                                 45,692     421,455
    Crown, Ltd.                                             254,541   3,405,996
#   CSG, Ltd.                                                86,778      65,918
#   CSL, Ltd.                                                60,221   3,935,616
    CSR, Ltd.                                               882,310   1,858,206
#*  Cudeco, Ltd.                                            153,294     601,049
*   Cue Energy Resources, Ltd.                              287,579      40,244
    Data#3, Ltd.                                             39,367      47,506

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
AUSTRALIA -- (Continued)
#   David Jones, Ltd.                                       940,792 $2,908,018
#   Decmil Group, Ltd.                                      232,257    450,106
*   Deep Yellow, Ltd.                                       403,728     15,523
    Devine, Ltd.                                            109,847    102,548
    Domino's Pizza Enterprises, Ltd.                          4,917     66,792
#   Downer EDI, Ltd.                                        722,833  3,685,047
*   Dragon Mining, Ltd.                                      13,081      5,971
#*  Drillsearch Energy, Ltd.                                282,103    330,671
    DUET Group                                              816,908  2,081,823
#   DuluxGroup, Ltd.                                        204,895    997,376
#   DWS, Ltd.                                                57,318     90,278
    Echo Entertainment Group, Ltd.                        1,255,432  4,711,627
#*  Elders, Ltd.                                            974,226     81,001
#   Emeco Holdings, Ltd.                                  1,092,630    521,981
#*  Energy Resources of Australia, Ltd.                     223,079    238,175
#*  Energy World Corp., Ltd.                              1,058,086    351,405
    Envestra, Ltd.                                        1,049,153  1,140,958
    Equity Trustees, Ltd.                                     1,198     22,313
*   Eservglobal, Ltd.                                        76,359     27,554
#   Euroz, Ltd.                                              64,770     71,268
*   Evolution Mining, Ltd.                                  346,599    351,940
#   Fairfax Media, Ltd.                                   3,029,009  2,043,239
    Fantastic Holdings, Ltd.                                    975      2,932
*   FAR, Ltd.                                             2,438,534     86,089
    Finbar Group, Ltd.                                        2,330      3,538
    FKP Property Group                                      302,082    515,036
#   Fleetwood Corp., Ltd.                                    83,044    736,713
#   Flight Centre, Ltd.                                      50,197  1,987,383
*   Flinders Mines, Ltd.                                    416,313     20,711
#*  Focus Minerals, Ltd.                                  5,795,439    102,721
#   Forge Group, Ltd.                                        54,960    329,750
#   Fortescue Metals Group, Ltd.                            182,898    668,108
    Funtastic, Ltd.                                         204,519     44,548
    G8 Education, Ltd.                                       42,975    108,315
*   Geodynamics, Ltd.                                        62,596      5,264
*   Goodman Fielder, Ltd.                                 3,560,487  2,863,113
    GrainCorp, Ltd. Class A                                 316,385  4,203,501
#   Grange Resources, Ltd.                                  460,396     78,926
#*  Gryphon Minerals, Ltd.                                  427,238     91,600
#   GUD Holdings, Ltd.                                      114,559    866,282
*   Gujarat NRE Coking Coal, Ltd.                            46,225      8,782
#*  Gunns, Ltd.                                           1,359,648         --
#   GWA Group, Ltd.                                         391,528  1,052,363
#   Harvey Norman Holdings, Ltd.                            897,364  2,793,658
*   Hastie Group, Ltd.                                       23,144         --
    HFA Holdings, Ltd.                                      133,879    122,452
*   Highlands Pacific, Ltd.                                 114,695      9,510
#   Hills Holdings, Ltd.                                    255,144    290,905
#*  Horizon Oil, Ltd.                                     1,261,271    531,331
#*  Icon Energy, Ltd.                                       357,233     59,328
    iiNET, Ltd.                                             180,585  1,155,296
#   Iluka Resources, Ltd.                                   235,530  2,188,157

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
    Imdex, Ltd.                                             318,599 $   326,339
#   IMF Australia, Ltd.                                      66,357     132,753
    Incitec Pivot, Ltd.                                   1,656,294   4,969,790
#   Independence Group NL                                   381,757   1,309,981
*   Indophil Resources NL                                   246,594      67,914
#*  Infigen Energy, Ltd.                                    693,403     190,474
    Infomedia, Ltd.                                          80,383      37,089
    Insurance Australia Group, Ltd.                       1,660,910  10,027,891
    Integrated Research, Ltd.                                42,144      48,543
    Invocare, Ltd.                                           64,309     778,445
    IOOF Holdings, Ltd.                                     268,608   2,456,794
#   Iress, Ltd.                                              65,057     564,148
#   James Hardie Industries P.L.C.                          186,001   1,959,156
#   James Hardie Industries P.L.C. Sponsored ADR              8,092     424,425
#   JB Hi-Fi, Ltd.                                           60,692   1,007,644
*   Kagara, Ltd.                                            743,096      92,444
*   Kangaroo Resources, Ltd.                                157,028       4,574
*   Kasbah Resources, Ltd.                                   64,502       8,023
#   Kingsgate Consolidated, Ltd.                            202,693     456,750
#   Kingsrose Mining, Ltd.                                   71,175      42,155
#   Lednium, Ltd.                                            21,998          --
#   Leighton Holdings, Ltd.                                  42,633     885,444
    Lend Lease Group                                        541,248   6,049,524
#*  Linc Energy, Ltd.                                       368,709     735,516
    Lonestar Resources, Ltd.                                234,309      38,892
    Lycopodium, Ltd.                                          6,626      35,181
#   M2 Telecommunications Group, Ltd.                        70,540     412,193
    MACA, Ltd.                                               27,232      65,945
#   Macmahon Holdings, Ltd.                               1,841,800     343,174
    Macquarie Atlas Roads Group                             168,964     294,432
    Macquarie Group, Ltd.                                   306,827  12,482,246
*   Marion Energy, Ltd.                                     119,950         746
#   Matrix Composites & Engineering, Ltd.                    24,634      25,533
    MaxiTRANS Industries, Ltd.                              127,192     162,929
*   Mayne Pharma Group, Ltd.                                 62,986      27,150
    McMillan Shakespeare, Ltd.                               30,386     480,841
    McPherson's, Ltd.                                        65,315     150,276
#   Medusa Mining, Ltd.                                     119,658     407,556
    Melbourne IT, Ltd.                                      108,014     244,709
#   Mermaid Marine Australia, Ltd.                          272,721   1,092,395
#*  Mesoblast, Ltd.                                          36,195     221,316
*   Metals X, Ltd.                                          522,805      62,308
#   Metcash, Ltd.                                           883,628   3,749,687
*   Metgasco, Ltd.                                           44,631       2,921
*   MetroCoal, Ltd.                                           7,570         614
*   MHM Metals, Ltd.                                         30,427       4,071
#   Miclyn Express Offshore, Ltd.                            92,023     187,055
#   Mincor Resources NL                                     328,352     222,766
#*  Mineral Deposits, Ltd.                                  101,992     317,487
    Mineral Resources, Ltd.                                 153,421   1,553,493
#*  Mirabela Nickel, Ltd.                                   683,591      99,265
#*  Molopo Energy, Ltd.                                      57,352      17,850

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#   Monadelphous Group, Ltd.                                 29,872 $   649,104
#   Mortgage Choice, Ltd.                                    98,654     210,885
#   Mount Gibson Iron, Ltd.                                 944,180     486,794
#   Myer Holdings, Ltd.                                   1,084,943   3,613,485
*   Nanosonics, Ltd.                                         11,184       4,992
#   National Australia Bank, Ltd.                         1,075,691  37,958,860
*   Navigator Resources, Ltd.                                   296          --
#   Navitas, Ltd.                                           116,724     655,063
*   Neon Energy, Ltd.                                       526,283     106,311
#   New Hope Corp., Ltd.                                    331,438   1,286,374
    Newcrest Mining, Ltd.                                   368,863   6,461,891
*   Nexus Energy, Ltd.                                    1,610,590     217,181
    NIB Holdings, Ltd.                                      543,089   1,325,005
#*  Nido Petroleum, Ltd.                                  1,055,002      24,183
#   Norfolk Group, Ltd.                                      80,631      37,666
*   Northern Iron, Ltd.                                      51,752      16,972
    Northern Star Resources, Ltd.                           266,062     188,549
#   NRW Holdings, Ltd.                                      240,210     324,234
#   Nufarm, Ltd.                                            297,338   1,296,680
    Oakton, Ltd.                                             50,767      66,241
#   Oil Search, Ltd.                                        348,784   2,690,887
*   OM Holdings, Ltd.                                        26,600      10,723
*   OPUS Group, Ltd.                                         13,660       1,914
    Orica, Ltd.                                             111,791   2,650,934
    Origin Energy, Ltd.                                   1,061,497  13,589,686
    OrotonGroup, Ltd.                                        15,566     113,332
*   Otto Energy, Ltd.                                       168,000      11,844
#   OZ Minerals, Ltd.                                       513,577   2,301,941
    Pacific Brands, Ltd.                                  1,566,060   1,397,576
#*  Paladin Energy, Ltd.                                  1,268,398     997,692
    PanAust, Ltd.                                           525,215   1,268,686
#   Panoramic Resources, Ltd.                               300,447      91,794
*   PaperlinX, Ltd.                                         745,156      48,036
    Patties Foods, Ltd.                                       5,122       8,148
#*  Peet, Ltd.                                              183,025     267,556
#*  Perilya, Ltd.                                           285,584      44,507
#   Perpetual, Ltd.                                          32,640   1,394,835
#*  Perseus Mining, Ltd.                                    497,555     703,242
*   Petsec Energy, Ltd.                                      48,701       8,566
#*  Pharmaxis, Ltd.                                         189,941      28,637
#   Platinum Asset Management, Ltd.                          77,354     405,380
#*  Platinum Australia, Ltd.                                400,751      17,121
*   Pluton Resources, Ltd.                                  121,600      28,994
    PMP, Ltd.                                               379,844      96,001
    Premier Investments, Ltd.                               127,887   1,146,923
    Primary Health Care, Ltd.                               763,742   4,174,096
    Prime Aet&D Holdings No.1, Ltd                               26          --
    Prime Media Group, Ltd.                                 137,926     157,398
    PrimeAg Australia, Ltd.                                  26,025      24,146
#   Programmed Maintenance Services, Ltd.                   146,135     365,196
#*  Qantas Airways, Ltd.                                  1,854,488   3,654,791
    QBE Insurance Group, Ltd.                               616,414   8,555,179

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#*  Ramelius Resources, Ltd.                                400,885 $    83,508
    Ramsay Health Care, Ltd.                                 43,427   1,442,048
    RCR Tomlinson, Ltd.                                     110,500     259,038
#   REA Group, Ltd.                                          24,360     786,008
#   Reckon, Ltd.                                             37,201      96,055
#*  Red Fork Energy, Ltd.                                   390,345     279,788
    Redflex Holdings, Ltd.                                   49,622      54,184
    Reece Australia, Ltd.                                    10,902     262,950
*   Reed Resources, Ltd.                                    171,581      15,279
#   Regional Express Holdings, Ltd.                          17,416      20,670
*   Regis Resources, Ltd.                                   110,695     437,105
#   Reject Shop, Ltd. (The)                                  18,461     340,525
    Resolute Mining, Ltd.                                 1,063,716   1,057,974
*   Resource and Investment NL                               81,566       8,515
*   Resource Generation, Ltd.                                41,318      10,265
    Retail Food Group, Ltd.                                  71,661     295,991
#*  Rialto Energy, Ltd.                                      62,973       3,743
#   Ridley Corp., Ltd.                                      386,533     341,064
    Rio Tinto, Ltd.                                         161,052   9,372,862
*   RiverCity Motorway Group                                133,238          --
*   Roc Oil Co., Ltd.                                     1,353,414     639,863
#   SAI Global, Ltd.                                        331,533   1,211,556
    Salmat, Ltd.                                             68,805     144,822
#*  Samson Oil & Gas, Ltd.                                  456,014      11,111
#*  Samson Oil & Gas, Ltd. Sponsored ADR                     64,300      33,442
    Santos, Ltd.                                            947,997  12,177,086
*   Saracen Mineral Holdings, Ltd.                          959,038     145,022
#   Sedgman, Ltd.                                            85,757      65,849
#   Seek, Ltd.                                              104,030   1,206,955
    Select Harvests, Ltd.                                    19,859      70,085
*   Senex Energy, Ltd.                                    1,163,997     826,077
#   Servcorp, Ltd.                                           31,948     118,814
    Service Stream, Ltd.                                    191,438      44,667
#   Seven Group Holdings, Ltd.                              174,855   1,686,137
    Seven West Media, Ltd.                                  257,061     533,463
    Sigma Pharmaceuticals, Ltd.                           2,014,060   1,524,826
*   Silex Systems, Ltd.                                      70,513     198,869
    Silver Chef, Ltd.                                         3,658      30,335
*   Silver Lake Resources, Ltd.                             283,424     310,389
#   Sims Metal Management, Ltd.                             293,601   2,945,284
#   Sims Metal Management, Ltd. Sponsored ADR                 3,500      34,965
*   Sino Strategic International, Ltd.                        9,056          --
    Sirtex Medical, Ltd.                                     15,879     159,646
#   Skilled Group, Ltd.                                     269,784     797,843
    Slater & Gordon, Ltd.                                     9,519      26,495
#   SMS Management & Technology, Ltd.                        94,906     480,008
    Sonic Healthcare, Ltd.                                  272,437   3,744,237
    Southern Cross Media Group, Ltd.                        978,722   1,578,677
    SP AusNet                                               603,527     785,406
    Spark Infrastructure Group                            1,068,817   1,983,763
    Specialty Fashion Group, Ltd.                            63,582      77,146
#*  St Barbara, Ltd.                                        851,056     532,546

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#*  Starpharma Holdings, Ltd.                                96,088 $    96,881
*   Straits Resources, Ltd.                                 233,593       7,316
    Structural Systems, Ltd.                                 27,729      14,089
    STW Communications Group, Ltd.                          599,078     901,156
    Suncorp Group, Ltd.                                   1,243,956  16,753,961
*   Sundance Energy Australia, Ltd.                         280,205     270,595
*   Sundance Resources, Ltd.                                185,887      20,436
    Sunland Group, Ltd.                                     162,346     245,852
    Super Retail Group, Ltd.                                154,786   2,113,771
    Swick Mining Services, Ltd.                             139,495      47,194
#   Sydney Airport                                           79,135     283,930
    Tabcorp Holdings, Ltd.                                1,260,285   4,511,309
#*  Talon Petroleum, Ltd.                                    29,028       1,565
#*  Tanami Gold NL                                          250,652      24,730
*   Tap Oil, Ltd.                                           383,218     224,742
    Tassal Group, Ltd.                                      107,949     240,508
    Tatts Group, Ltd.                                     2,090,548   7,089,486
    Technology One, Ltd.                                     79,299     142,535
    Telstra Corp., Ltd.                                     281,830   1,455,583
    Telstra Corp., Ltd. ADR                                  36,500     944,985
#*  Ten Network Holdings, Ltd.                            2,797,051     899,291
#*  TFS Corp., Ltd.                                         173,051      98,791
    Thorn Group, Ltd.                                        53,274     111,623
*   Tiger Resources, Ltd.                                   262,819      65,528
    Toll Holdings, Ltd.                                   1,132,876   6,702,045
#*  Toro Energy, Ltd.                                        33,302       3,134
    Tox Free Solutions, Ltd.                                140,267     476,961
    TPG Telecom, Ltd.                                       426,055   1,600,961
#   Transfield Services, Ltd.                               832,254   1,379,503
*   Transpacific Industries Group, Ltd.                   1,581,896   1,588,976
    Transurban Group                                        316,422   2,238,467
    Treasury Group, Ltd.                                        367       2,390
    Treasury Wine Estates, Ltd.                           1,115,844   6,763,057
#   Troy Resources, Ltd.                                    116,751     226,864
    Trust Co., Ltd. (The)                                    23,082     136,663
#   UGL, Ltd.                                               260,456   2,718,459
*   Unity Mining, Ltd.                                      255,688      16,498
    UXC, Ltd.                                               440,502     540,978
    Village Roadshow, Ltd.                                  111,345     600,056
*   Virgin Australia Holdings, Ltd.                       2,716,599   1,281,700
    Virgin Australia Holdings, Ltd. (B7L5734)             3,195,173      16,562
    Vocus Communications, Ltd.                                2,051       4,469
    Warrnambool Cheese & Butter Factory Co. Holding, Ltd.    11,897      53,055
#   Washington H Soul Pattinson & Co., Ltd.                 167,530   2,522,523
*   Watpac, Ltd.                                            137,522     105,592
    WDS, Ltd.                                                74,726      36,101
#   Webjet, Ltd.                                             41,661     189,352
    Webster, Ltd.                                            17,208      11,267
    Wesfarmers, Ltd.                                        509,296  22,912,364
#   Western Areas, Ltd.                                     196,128     563,544
    Westpac Banking Corp.                                   832,771  29,213,630
#   Westpac Banking Corp. Sponsored ADR                      52,460   9,184,697

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- ------------
AUSTRALIA -- (Continued)
#*  White Energy Co., Ltd.                                  2,379 $        408
#   Whitehaven Coal, Ltd.                                 167,247      338,546
    WHK Group, Ltd.                                       240,888      214,780
#   Wide Bay Australia, Ltd.                               22,583      131,164
#*  Windimurra Vanadium, Ltd.                               7,797           --
    Woodside Petroleum, Ltd.                              234,236    9,138,410
    Woolworths, Ltd.                                       78,113    2,950,269
#   WorleyParsons, Ltd.                                    28,811      681,141
#   Wotif.com Holdings, Ltd.                               65,120      345,217
                                                                  ------------
TOTAL AUSTRALIA                                                    578,582,992
                                                                  ------------
AUSTRIA -- (0.4%)
*   A-TEC Industries AG                                    19,046           --
    Agrana Beteiligungs AG                                  3,273      452,411
    Andritz AG                                             26,662    1,736,315
    Atrium European Real Estate, Ltd.                     123,891      740,920
    Austria Technologie & Systemtechnik AG                  8,499       71,858
    CA Immobilien Anlagen AG                               47,864      673,856
*   Erste Group Bank AG                                   181,169    5,678,502
#   EVN AG                                                 31,525      425,610
    Flughafen Wien AG                                      11,594      718,254
    Frauenthal Holding AG                                      70          769
    IMMOFINANZ AG                                         644,401    2,634,890
#*  Intercell AG                                           29,444       62,098
#   Kapsch TrafficCom AG                                    1,732       85,023
#   Lenzing AG                                              7,640      632,446
#   Mayr Melnhof Karton AG                                  8,770      943,871
    Oberbank AG                                             2,295      145,983
#   Oesterreichische Post AG                               24,206    1,073,394
    OMV AG                                                136,604    6,416,918
    Palfinger AG                                            5,531      163,781
    POLYTEC Holding AG                                     14,889      127,274
#   Raiffeisen Bank International AG                       80,983    2,858,703
#   RHI AG                                                 20,705      684,025
    Rosenbauer International AG                             1,503      110,164
#   S IMMO AG                                              34,620      216,362
    Schoeller-Bleckmann Oilfield Equipment AG               7,705      753,669
    Semperit AG Holding                                     7,757      303,200
    Strabag SE                                             38,286      882,258
    Telekom Austria AG                                     83,204      570,746
    Telekom Austria AG ADR                                  4,200       57,330
*   Uniqa Versicherungen AG                                47,685      634,164
    Verbund AG                                             18,061      395,397
    Vienna Insurance Group AG Wiener Versicherung Gruppe   40,301    2,134,117
    Voestalpine AG                                        129,286    4,053,894
#   Wienerberger AG                                       165,752    2,043,106
    Wolford AG                                              1,281       34,829
    Zumtobel AG                                            35,190      394,061
                                                                  ------------
TOTAL AUSTRIA                                                       38,910,198
                                                                  ------------
BELGIUM -- (1.0%)
*   Ablynx NV                                              12,255      103,382

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
BELGIUM -- (Continued)
    Ackermans & van Haaren NV                                41,579 $ 3,537,607
#   Ageas                                                   383,786  14,055,484
*   AGFA-Gevaert NV                                         311,298     560,737
#   Anheuser-Busch InBev NV                                  80,499   7,733,581
    Anheuser-Busch InBev NV Sponsored ADR                    67,770   6,480,167
    Arseus NV                                                38,075     999,454
    Atenor Group                                                 43       1,801
    Banque Nationale de Belgique                                249     903,221
    Barco NV                                                 18,142   1,615,460
#   Belgacom SA                                              74,870   1,723,729
    Cie d'Entreprises CFE                                    14,654     892,050
    Cie Immobiliere de Belgique SA                            2,181      90,319
    Cie Maritime Belge SA                                    18,649     367,331
    Colruyt SA                                               13,445     679,063
    D'ieteren SA                                             27,349   1,259,937
#*  Deceuninck NV                                            94,211     167,525
    Delhaize Group SA                                       112,622   7,047,137
#   Delhaize Group SA Sponsored ADR                          63,009   3,938,693
    Econocom Group                                           19,260     145,060
    Elia System Operator SA                                  29,259   1,289,822
*   Euronav NV                                               25,353     101,627
    EVS Broadcast Equipment SA                                9,804     664,247
    Exmar NV                                                 42,076     401,560
#*  Galapagos NV                                             31,337     819,085
    Hamon & CIE SA                                              743      13,712
*   Ion Beam Applications                                    32,986     262,877
    Jensen-Group NV                                           2,121      31,055
    KBC Groep NV                                            235,558   9,219,959
    Kinepolis Group NV                                       11,589   1,510,903
    Lotus Bakeries                                               56      47,895
    Melexis NV                                               14,492     294,550
    Mobistar SA                                               8,610     205,281
#   NV Bekaert SA                                            47,228   1,521,707
#   Nyrstar                                                 222,284   1,085,065
#*  Option NV                                                88,995      29,367
*   Picanol                                                     107       2,727
*   RealDolmen NV/SA                                          1,807      37,788
    Recticel SA                                              32,442     255,893
*   Rosier                                                       38       9,991
    Roularta Media Group NV                                   4,380      79,101
    Sapec                                                       190      13,158
    Sioen Industries NV                                       8,635      77,843
    Sipef SA                                                  9,918     778,722
    Solvay SA                                                48,801   7,149,937
    Telenet Group Holding NV                                  8,371     450,189
    Tessenderlo Chemie NV                                    40,273   1,138,621
#*  ThromboGenics NV                                         18,779     919,679
#   UCB SA                                                   88,961   5,250,324
#   Umicore SA                                               97,782   4,531,821
    Van de Velde NV                                           3,568     161,224
                                                                    -----------
TOTAL BELGIUM                                                        90,657,468
                                                                    -----------

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (7.9%)
#*  5N Plus, Inc.                                            34,868 $    64,721
    Aastra Technologies, Ltd.                                14,736     276,451
    Absolute Software Corp.                                  52,868     343,200
    Acadian Timber Corp.                                        400       5,658
#*  Advantage Oil & Gas, Ltd.                               280,930   1,112,622
    Aecon Group, Inc.                                       103,036   1,268,198
#   AG Growth International, Inc.                            18,078     575,115
    AGF Management, Ltd. Class B                            128,056   1,461,754
    Agnico Eagle Mines, Ltd.                                 89,853   2,900,411
    Agrium, Inc.                                             88,292   8,093,470
#   Aimia, Inc.                                             248,247   3,917,939
#*  Ainsworth Lumber Co., Ltd.                               66,674     258,106
#*  Air Canada Class A                                       69,620     203,169
    Akita Drilling, Ltd. Class A                             11,400     126,170
#   Alacer Gold Corp.                                       194,393     582,726
#   Alamos Gold, Inc.                                        55,200     770,921
#   Alaris Royalty Corp.                                      6,049     161,815
    Alarmforce Industries, Inc.                               2,900      28,699
#*  Alexco Resource Corp.                                    70,276     143,000
    Algoma Central Corp.                                     11,860     165,989
    Algonquin Power & Utilities Corp.                       229,750   1,815,286
    Alimentation Couche Tard, Inc. Class B                   47,500   2,885,974
    Alliance Grain Traders, Inc.                             26,105     310,425
#   AltaGas, Ltd.                                            76,762   2,860,336
#*  Alterra Power Corp.                                     170,495      56,693
    Altus Group, Ltd.                                         5,775      48,266
    Amerigo Resources, Ltd.                                 153,100      91,181
    Amica Mature Lifestyles, Inc.                               500       4,566
*   Anderson Energy, Ltd.                                   116,562      19,091
    Andrew Peller, Ltd. Class A                               2,000      24,041
*   Angle Energy, Inc.                                      118,233     361,465
*   Antrim Energy, Inc.                                     134,688      22,728
#   ARC Resources, Ltd.                                     145,788   4,075,031
*   Argonaut Gold, Inc.                                     108,084     684,477
*   Armtec Infrastructure, Inc.                               7,999      18,262
#*  Arsenal Energy, Inc.                                    130,346      54,340
    Astral Media, Inc. Class A                               73,205   3,560,519
    Atco, Ltd. Class I                                       23,900   2,289,058
*   Atna Resources, Ltd.                                    175,488     107,998
*   Atrium Innovations, Inc.                                 36,836     453,023
*   ATS Automation Tooling Systems, Inc.                    117,449   1,185,623
*   Aura Minerals, Inc.                                     174,033      48,369
    AuRico Gold, Inc. (05155C105)                            18,902      97,723
#   AuRico Gold, Inc. (2287317)                             419,300   2,155,912
#*  Aurizon Mines, Ltd.                                     194,300     833,169
    AutoCanada, Inc.                                         20,842     467,546
*   Axia NetMedia Corp.                                      50,400      69,538
*   B2Gold Corp.                                            305,988     768,426
    Badger Daylighting, Ltd.                                  2,847     124,963
#*  Ballard Power Systems, Inc.                             162,070     151,219
#   Bank of Montreal                                        273,400  17,148,390
#   Bank of Nova Scotia (064149107)                          20,674   1,191,649

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
    Bank of Nova Scotia (2076281)                           264,875 $15,272,805
*   Bankers Petroleum, Ltd.                                 399,732     999,876
    Barrick Gold Corp. (067901108)                          183,306   3,612,961
    Barrick Gold Corp. (2024644)                            273,994   5,401,281
*   Bauer Performance Sports, Ltd.                            1,900      21,858
#   Baytex Energy Corp.                                      16,062     634,700
#   BCE, Inc.                                                47,016   2,202,278
#   Bell Aliant, Inc.                                        75,819   2,027,459
*   Bellatrix Exploration, Ltd.                             184,153   1,153,413
*   Besra Gold, Inc.                                         13,600       1,282
    Birch Mountain Resources Ltd                              1,200          --
#*  Birchcliff Energy, Ltd.                                 182,428   1,430,524
#   Bird Construction, Inc.                                  18,554     240,708
#   Black Diamond Group, Ltd.                                31,697     666,063
#*  BlackPearl Resources, Inc.                              378,116     825,704
    BMTC Group, Inc. Class A                                  1,600      23,823
#*  BNK Petroleum, Inc.                                      47,495      35,358
    Bombardier, Inc. Class A                                 25,790     101,885
    Bombardier, Inc. Class B                                258,500   1,026,354
    Bonavista Energy Corp.                                  290,150   4,593,670
#   Bonterra Energy Corp.                                     8,129     398,926
*   Boralex, Inc. Class A                                    31,889     319,381
#*  Brigus Gold Corp.                                       266,622     185,255
#   Brookfield Asset Management, Inc. Class A                65,700   2,536,178
#   Brookfield Office Properties, Inc.                       65,874   1,212,926
*   Brookfield Residential Properties, Inc. (B54FPW2)         3,123      74,398
*   Brookfield Residential Properties, Inc. (11283W104)      18,518     442,395
#   CAE, Inc.                                               198,315   2,143,680
    Caledonia Mining Corp.                                    8,300       9,886
#   Calfrac Well Services, Ltd.                              62,373   1,584,322
    Calian Technologies, Ltd.                                 2,377      49,265
*   Calmena Energy Services, Inc.                           102,654      13,756
*   Calvalley Petroleums, Inc. Class A                       59,022     112,484
    Cameco Corp. (13321L108)                                 79,998   1,560,761
    Cameco Corp. (2166160)                                  228,383   4,452,273
#   Canaccord Financial, Inc.                               145,921     832,839
#*  Canacol Energy, Ltd.                                     30,490      75,359
    Canada Bread Co., Ltd.                                    7,900     425,563
#*  Canada Lithium Corp.                                    338,520     198,250
#   Canadian Energy Services & Technology Corp.              27,441     336,935
#   Canadian Imperial Bank of Commerce                       89,355   7,146,094
#   Canadian National Railway Co.                            54,400   5,325,795
    Canadian Natural Resources, Ltd. (136385101)             64,792   1,900,997
    Canadian Natural Resources, Ltd. (2171573)              474,950  13,930,987
    Canadian Oil Sands, Ltd.                                111,500   2,190,268
    Canadian Pacific Railway, Ltd.                           47,411   5,908,904
#   Canadian Tire Corp., Ltd. Class A                        82,510   6,076,969
#   Canadian Utilities, Ltd. Class A                         35,751   2,942,551
#   Canadian Western Bank                                   104,978   2,965,580
*   Canam Group, Inc. Class A                                50,600     482,168
    CanElson Drilling, Inc.                                  25,907     117,262
#   Canexus Corp.                                            19,377     181,374

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
#*  Canfor Corp.                                            135,739 $2,834,829
    Canfor Pulp Products, Inc.                               58,859    553,273
*   Cangene Corp.                                            35,800    111,225
    CanWel Building Materials Group, Ltd.                    16,300     39,478
#   Canyon Services Group, Inc.                              70,258    731,556
    Capital Power Corp.                                      71,519  1,562,493
    Capstone Infrastructure Corp.                            91,801    374,512
#*  Capstone Mining Corp.                                   560,203  1,134,363
*   Cardero Resource Corp.                                   42,958      8,528
    Cascades, Inc.                                          119,907    585,580
#   Cash Store Financial Services, Inc. (The)                 7,699     23,003
*   Catalyst Paper Corp                                     496,598         --
*   Catamaran Corp. (148887102)                               5,104    294,654
*   Catamaran Corp. (B8J4N87)                                38,400  2,217,210
#   Cathedral Energy Services, Ltd.                          38,747    159,226
    CCL Industries, Inc. Class B                             42,600  2,662,262
*   Celestica, Inc.                                         310,151  2,678,360
    Cenovus Energy, Inc.                                    160,717  4,809,785
    Centerra Gold, Inc.                                     153,895    643,107
*   Cequence Energy, Ltd.                                   120,686    209,639
    Cervus Equipment Corp.                                      800     16,334
#*  CGI Group, Inc. Class A                                 124,286  3,935,405
#*  China Gold International Resources Corp., Ltd.          246,900    700,912
*   Chinook Energy, Inc.                                     26,878     32,015
    Churchill Corp. Class A                                  18,403    134,444
#   CI Financial Corp.                                       29,000    812,040
#   Cineplex, Inc.                                           58,423  1,985,611
    Clairvest Group, Inc.                                     1,100     23,552
    Clarke, Inc.                                             13,900     60,018
*   Claude Resources, Inc.                                  262,411     75,536
#   CML HealthCare, Inc.                                     57,062    437,827
*   Coastal Contacts, Inc.                                    8,200     47,859
    Cogeco Cable, Inc.                                       24,226  1,078,261
    Cogeco, Inc.                                              1,073     45,851
#   Colabor Group, Inc.                                      27,021    181,043
*   COM DEV International, Ltd.                             116,700    425,122
    Computer Modelling Group, Ltd.                           11,568    231,486
#*  Connacher Oil and Gas, Ltd.                             783,434     94,872
    Constellation Software, Inc.                              4,862    663,581
#   Contrans Group, Inc. Class A                             16,882    180,307
#*  Copper Mountain Mining Corp.                            175,592    352,073
    Corby Distilleries, Ltd. Class A                         11,550    233,190
#*  Corridor Resources, Inc.                                 89,500     54,191
#   Corus Entertainment, Inc. Class B                       136,924  3,362,450
    Cott Corp. (22163N106)                                   10,547    115,490
    Cott Corp. (2228952)                                    145,888  1,603,038
#   Crescent Point Energy Corp.                             117,400  4,484,145
#*  Crew Energy, Inc.                                       194,594  1,350,153
*   Crocotta Energy, Inc.                                   113,341    367,884
*   CVTech Group, Inc.                                        9,700     12,132
#   Davis + Henderson Corp.                                 100,009  2,336,803
#*  DeeThree Exploration, Ltd.                              135,112  1,051,445

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

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
CANADA -- (Continued)
*   Delphi Energy Corp.                                      148,032 $  195,427
#*  Denison Mines Corp.                                      538,810    668,532
*   Descartes Systems Group, Inc. (The)                       61,729    612,725
    DHX Media, Ltd.                                           23,031     62,638
#   DirectCash Payments, Inc.                                  3,647     97,741
#   Dollarama, Inc.                                           30,462  2,231,471
*   Dominion Diamond Corp. (257287102)                        56,325    890,498
*   Dominion Diamond Corp. (B95LX89)                         110,079  1,744,962
    Dorel Industries, Inc. Class B                            46,301  1,999,199
#*  DragonWave, Inc.                                          43,606     85,701
#*  Dundee Precious Metals, Inc.                             169,759  1,088,534
    E-L Financial Corp., Ltd.                                     88     46,980
#*  Eastern Platinum, Ltd.                                 1,024,200     91,496
    easyhome, Ltd.                                               500      4,988
*   EGI Financial Holdings, Inc.                                 900      9,362
    Eldorado Gold Corp. (284902103)                           14,388    113,953
    Eldorado Gold Corp. (2307873)                            413,513  3,271,327
#   Emera, Inc.                                               16,182    592,700
    Empire Co., Ltd.                                          45,738  3,109,884
#   Enbridge Income Fund Holdings, Inc.                       41,179  1,013,687
#   Enbridge, Inc.                                           101,168  4,814,129
#   Encana Corp.                                             217,424  4,007,706
*   Endeavour Mining Corp.                                    78,441     84,869
*   Endeavour Silver Corp.                                    42,825    223,594
#   Enerflex, Ltd.                                            43,900    605,698
*   Energy Fuels, Inc.                                       572,814     73,915
    Enerplus Corp. (292766102)                               156,156  2,201,800
#   Enerplus Corp. (B584T89)                                 172,074  2,428,798
    Enghouse Systems, Ltd.                                    11,629    264,797
    Ensign Energy Services, Inc.                             213,591  3,595,715
#*  Epsilon Energy, Ltd.                                      83,020    347,754
    Equal Energy, Ltd.                                         5,100     18,984
    Equitable Group, Inc.                                     13,470    516,097
*   Essential Energy Services Trust                           87,080    178,923
#*  Etrion Corp.                                              25,487      6,698
    Evertz Technologies, Ltd.                                 13,600    211,266
*   Excellon Resources, Inc.                                  80,500     27,168
#   Exchange Income Corp.                                     11,688    317,651
    Exco Technologies, Ltd.                                    7,600     42,245
*   EXFO, Inc.                                                28,818    131,869
#   Extendicare Inc/US                                        51,025    285,146
    Fairfax Financial Holdings, Ltd.                          19,307  7,745,222
    Fiera Capital Corp.                                          900      8,630
#   Finning International, Inc.                               63,200  1,363,808
    First Capital Realty, Inc.                                55,426  1,070,614
#*  First Majestic Silver Corp.                               86,039  1,060,702
    First National Financial Corp.                               278      5,130
#   First Quantum Minerals, Ltd.                             427,037  7,456,035
#*  FirstService Corp.                                        12,679    419,466
#   Fortis, Inc.                                              54,428  1,888,192
#*  Fortress Paper, Ltd. Class A                              17,109    134,841
*   Fortuna Silver Mines, Inc.                               179,227    558,611

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    Fraser Papers, Inc.                                        6,400 $       --
    GBS Gold International, Inc.                              42,400         --
#   Genivar, Inc.                                             57,159  1,418,408
#   Genworth MI Canada, Inc.                                  70,642  1,756,496
    George Weston, Ltd.                                       37,693  2,903,721
#   Gibson Energy, Inc.                                       53,381  1,390,889
#   Gildan Activewear, Inc.                                  108,400  4,358,811
#   Glacier Media, Inc.                                       22,700     37,178
    Glentel, Inc.                                              8,000    135,312
*   GLG Life Tech Corp.                                        2,810      1,841
    Gluskin Sheff + Associates, Inc.                           5,400     95,409
*   GLV, Inc. Class A                                         12,023     35,086
    GMP Capital, Inc.                                         90,700    482,557
    Goldcorp, Inc. (380956409)                               133,218  3,940,588
    Goldcorp, Inc. (2676302)                                 232,421  6,879,541
#*  Golden Star Resources, Ltd.                              423,301    457,986
*   Gran Tierra Energy, Inc. (38500T101)                      55,835    308,768
*   Gran Tierra Energy, Inc. (B2PPCS5)                       471,401  2,620,324
*   Great Canadian Gaming Corp.                               85,763    799,359
#*  Great Panther Silver, Ltd.                                89,666     89,003
    Great-West Lifeco, Inc.                                  121,700  3,305,089
#*  Guyana Goldfields, Inc.                                  113,617    202,998
*   Hemisphere GPS, Inc.                                      46,880     35,831
    Heroux-Devtek, Inc.                                       34,288    269,212
    High Liner Foods, Inc.                                       500     16,452
#   HNZ Group, Inc.                                            6,340    138,449
    Home Capital Group, Inc.                                  27,800  1,594,958
    Horizon North Logistics, Inc.                             62,347    368,221
    HudBay Minerals, Inc. (B05BDX1)                          265,182  2,105,768
    HudBay Minerals, Inc. (443628102)                         11,699     93,124
#   Husky Energy, Inc.                                       151,968  4,392,583
    IAMGOLD Corp. (450913108)                                214,417  1,151,419
    IAMGOLD Corp. (2446646)                                  308,829  1,658,410
    IBI Group, Inc.                                           16,312     74,480
    IGM Financial, Inc.                                       29,100  1,296,639
#*  Imax Corp.                                                36,920    943,660
*   Imperial Metals Corp.                                     57,400    710,485
    Imperial Oil, Ltd.                                        34,003  1,352,762
*   Imris, Inc.                                               14,500     45,769
    Indigo Books & Music, Inc.                                 5,523     62,990
    Industrial Alliance Insurance & Financial Services, Inc. 166,266  6,142,658
#   Innergex Renewable Energy, Inc.                          102,569  1,036,431
    Intact Financial Corp.                                    94,912  5,784,502
*   International Forest Products, Ltd. Class A              101,106  1,043,727
    Intertape Polymer Group, Inc.                             97,684  1,085,970
#*  Ithaca Energy, Inc.                                      410,849    672,888
*   Ivanhoe Energy, Inc.                                      59,861     77,838
*   Ivernia, Inc.                                            156,000     23,227
#*  Jaguar Mining, Inc.                                      132,369     60,439
    Jean Coutu Group PJC, Inc. (The) Class A                  85,900  1,428,185
#   Just Energy Group, Inc. (B63MCN1)                        120,423    808,040
    Just Energy Group, Inc. (48213W101)                        6,432     43,223

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INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
    K-Bro Linen, Inc.                                         1,142 $    36,841
#*  Katanga Mining, Ltd.                                    525,231     357,123
*   Kelt Exploration, Ltd.                                   31,250     227,989
#   Keyera Corp.                                             21,659   1,352,922
#   Killam Properties, Inc.                                  56,060     705,028
*   Kingsway Financial Services, Inc.                        15,975      58,829
    Kinross Gold Corp. (496902404)                           52,598     286,133
    Kinross Gold Corp. (B03Z841)                            925,376   5,042,746
#*  Kirkland Lake Gold, Inc.                                 19,100      64,081
#*  Lake Shore Gold Corp.                                   152,339      61,997
#*  Laramide Resources, Ltd.                                 84,421      58,658
#   Laurentian Bank of Canada                                66,867   2,934,329
*   Le Chateau, Inc. Class A                                 15,700      38,960
*   Legacy Oil + Gas, Inc.                                  243,041   1,283,417
#   Leisureworld Senior Care Corp.                           39,173     501,206
    Leon's Furniture, Ltd.                                   36,579     485,082
    Linamar Corp.                                            83,672   1,980,820
#   Liquor Stores N.A., Ltd.                                 35,950     636,248
#   Loblaw Cos., Ltd.                                        93,621   3,972,701
#*  Long Run Exploration, Ltd.                              162,787     701,272
#*  Lundin Mining Corp.                                     820,709   3,225,974
    MacDonald Dettwiler & Associates, Ltd.                   31,419   2,269,453
    Magna International, Inc.                               167,874  10,097,935
*   Mainstreet Equity Corp.                                   5,682     182,171
    Major Drilling Group International                      142,760   1,067,033
    Manitoba Telecom Services, Inc.                          24,100     781,285
    Manulife Financial Corp. (56501R106)                     91,262   1,348,852
#   Manulife Financial Corp. (2492519)                      747,004  11,040,637
    Maple Leaf Foods, Inc.                                  128,600   1,700,285
*   Martinrea International, Inc.                           135,572   1,147,877
*   Maxim Power Corp.                                        24,537      65,760
#*  MBAC Fertilizer Corp.                                    12,700      28,238
    McCoy Corp.                                               1,600       7,051
    Mediagrif Interactive Technologies, Inc.                  1,100      21,674
#   Medical Facilities Corp.                                  1,400      20,831
*   MEG Energy Corp.                                         93,320   2,669,594
#*  MEGA Brands, Inc.                                        10,248     149,277
    Melcor Developments, Ltd.                                   100       1,777
*   Mercator Minerals, Ltd.                                 131,933      36,668
#   Methanex Corp.                                          127,300   5,395,513
#   Metro, Inc.                                              80,200   5,438,745
*   MGM Energy Corp.                                            248          49
#   Migao Corp.                                              61,406      80,457
#*  Mood Media Corp.                                         21,268      19,633
#   Morneau Shepell, Inc.                                    51,807     684,452
    MTY Food Group, Inc.                                        700      16,676
#   Mullen Group, Ltd.                                       98,832   2,144,491
    National Bank of Canada                                 103,598   7,830,649
    Nevsun Resources, Ltd.                                  309,008   1,156,345
#   New Flyer Industries, Inc.                                1,050      10,058
*   New Gold, Inc.                                          286,600   2,298,603
#*  New Millennium Iron Corp.                                65,755      58,089

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
    Newalta Corp.                                            84,385 $1,161,765
    Niko Resources, Ltd.                                     41,450    274,016
*   Norbord, Inc.                                            39,137  1,305,279
#   Nordion, Inc.                                           145,226  1,014,831
*   North American Energy Partners, Inc.                     15,676     63,174
#*  North American Palladium, Ltd.                          219,645    298,688
    North West Co., Inc. (The)                               24,317    613,567
#   Northland Power, Inc.                                    83,751  1,625,224
#*  Novagold Resources, Inc.                                 78,100    192,256
*   NuVista Energy, Ltd.                                    153,339  1,114,141
*   Nuvo Research, Inc.                                      32,000      1,588
#*  OceanaGold Corp.                                        473,904  1,025,471
    Onex Corp.                                               83,587  4,169,186
*   Open Text Corp.                                          49,000  3,201,816
*   Oromin Explorations, Ltd.                                 4,303      1,281
*   Orvana Minerals Corp.                                    85,324     64,367
#*  Osisko Mining Corp.                                     481,574  2,031,554
    Pacific Rubiales Energy Corp.                           195,468  4,132,680
*   Paladin Labs, Inc.                                       11,633    579,658
#   Pan American Silver Corp.                               259,003  3,406,416
#*  Paramount Resources, Ltd. Class A                        37,465  1,340,625
*   Parex Resources, Inc.                                    62,906    280,984
#   Parkland Fuel Corp.                                      41,600    687,518
#   Pason Systems, Inc.                                      37,359    639,677
*   Patheon, Inc.                                            15,154     66,485
*   Pembina Pipeline Corp. (706327103)                       17,560    575,968
#   Pembina Pipeline Corp. (B4PT2P8)                        137,904  4,526,763
#   Pengrowth Energy Corp.                                  806,024  4,112,327
#   Penn West Petroleum, Ltd.                               467,730  4,317,722
#*  Perpetual Energy, Inc.                                   88,029    104,854
*   Petaquilla Minerals, Ltd.                                99,811     39,629
#   PetroBakken Energy, Ltd.                                296,344  2,529,709
*   Petrobank Energy & Resources, Ltd.                      156,828    105,854
#   Petrominerales, Ltd.                                    142,704    787,567
#   Peyto Exploration & Development Corp.                    70,760  2,036,858
#   PHX Energy Services Corp.                                22,219    208,637
*   Pilot Gold, Inc.                                         10,300     13,393
*   Pine Cliff Energy, Ltd.                                  25,650     20,368
*   Points International, Ltd.                                6,420    111,519
*   Polaris Minerals Corp.                                    7,200      9,291
#   Poseidon Concepts Corp.                                  64,303     17,233
    Potash Corp. of Saskatchewan, Inc.                       50,900  2,142,201
    Precision Drilling Corp. (74022D308)                     17,860    144,666
    Precision Drilling Corp. (B5YPLH9)                      368,049  2,984,724
#   Premium Brands Holdings Corp.                            26,789    498,579
#*  Primero Mining Corp. (B4Z8FV2)                           17,344    102,434
*   Primero Mining Corp. (74164W106)                        101,889    603,183
#   Progressive Waste Solutions, Ltd.                       147,062  3,277,127
*   Prometic Life Sciences, Inc.                              5,000      1,861
    Pulse Seismic, Inc.                                      73,608    228,689
*   Pure Technologies, Ltd.                                   1,909      9,948
*   QLT, Inc.                                                68,696    548,232

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
    Quebecor, Inc. Class B                                   59,900 $ 2,788,535
#*  Questerre Energy Corp. Class A                           81,025      65,949
*   Ram Power Corp.                                         117,525      23,331
    Reitmans Canada, Ltd.                                     1,346      11,356
    Reitmans Canada, Ltd. Class A                            74,227     652,051
#*  Research In Motion, Ltd. (760975102)                    163,809   2,668,449
#*  Research In Motion, Ltd. (2117265)                      282,291   4,623,357
    Richelieu Hardware, Ltd.                                 12,606     496,132
#*  Richmont Mines, Inc.                                     29,228      60,925
#   Ritchie Bros Auctioneers, Inc.                           62,100   1,257,472
*   RMP Energy, Inc.                                        180,892     691,284
*   Rock Energy, Inc.                                        25,600      29,222
    Rocky Mountain Dealerships, Inc.                         18,542     234,662
    Rogers Communications, Inc. Class B                      37,700   1,859,460
    Rogers Sugar, Inc.                                       95,123     592,011
    RONA, Inc.                                              223,316   2,327,478
#   Royal Bank of Canada                                    326,040  19,670,168
    RS Technologies Inc                                         174           2
#   Russel Metals, Inc.                                      94,620   2,559,328
#*  San Gold Corp.                                           62,431      12,084
*   Sandvine Corp.                                          349,487     711,150
#*  Santonia Energy, Inc.                                   134,425     194,809
    Saputo, Inc.                                             29,700   1,529,147
#   Savanna Energy Services Corp.                           158,264   1,107,510
#*  Scorpio Mining Corp.                                    182,679      83,411
    Sears Canada, Inc.                                        4,682      43,453
    Secure Energy Services, Inc.                            103,542   1,335,064
#   SEMAFO, Inc.                                            365,247     692,463
#   Shaw Communications, Inc. Class B                        77,902   1,773,857
    ShawCor, Ltd.                                            58,488   2,349,506
    Sherritt International Corp.                            535,771   2,504,821
    Shoppers Drug Mart Corp.                                132,800   5,947,626
*   Shore Gold, Inc.                                        249,227      44,529
*   Sierra Wireless, Inc.                                    51,526     569,755
#*  Silver Standard Resources, Inc. (82823L106)              29,820     212,915
*   Silver Standard Resources, Inc. (2218458)               112,437     806,908
    Silver Wheaton Corp.                                     67,780   1,657,076
    SNC-Lavalin Group, Inc.                                  19,800     854,538
    Softchoice Corp.                                         17,763     352,809
#*  Sonde Resources Corp.                                    17,187      18,425
#*  Southern Pacific Resource Corp.                         665,787     436,170
#*  SouthGobi Resources, Ltd.                               103,376     187,779
#   Sprott Resource Corp.                                   160,658     687,315
#   Sprott Resource Lending Corp.                           117,078     161,535
#   Sprott, Inc.                                             46,135     146,998
#   Spyglass Resources Corp.                                147,232     273,289
#*  St Andrew Goldfields, Ltd.                               98,808      36,289
    Stantec, Inc.                                            57,965   2,478,666
    Stella-Jones, Inc.                                        3,250     262,755
*   Stornoway Diamond Corp.                                   8,283       4,851
    Strad Energy Services, Ltd.                               1,000       3,176
#   Student Transportation, Inc.                             59,631     385,919

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
#   Sun Life Financial, Inc.                                341,061 $ 9,621,275
*   Sun-Rype Products, Ltd.                                     100         605
    Suncor Energy, Inc. (867224107)                          98,666   3,073,446
    Suncor Energy, Inc. (B3NB1P2)                           654,429  20,403,607
*   SunOpta, Inc. (8676EP108)                                17,971     130,649
*   SunOpta, Inc. (2817510)                                  71,753     519,923
#   Superior Plus Corp.                                     144,438   1,863,809
#*  Surge Energy, Inc.                                       61,941     187,523
*   TAG Oil, Ltd.                                            23,122     126,231
    Talisman Energy, Inc. (87425E103)                       322,068   3,829,389
    Talisman Energy, Inc. (2068299)                         484,300   5,807,081
*   Taseko Mines, Ltd.                                      340,153     800,201
    Teck Resources, Ltd. Class A                              1,294      36,593
    Teck Resources, Ltd. Class B (878742204)                  9,598     255,019
#   Teck Resources, Ltd. Class B (2879327)                  279,087   7,424,221
#   TELUS Corp.                                              89,740   3,229,019
#*  Tembec, Inc.                                             66,710     223,812
*   Teranga Gold Corp. (B4L8QT1)                             41,624      35,342
*   Teranga Gold Corp. (B5TDK82)                              4,515       3,944
*   Tethys Petroleum, Ltd.                                   35,628      28,645
*   Theratechnologies, Inc.                                  55,200      15,616
#*  Thompson Creek Metals Co., Inc.                         318,408     951,321
#   Thomson Reuters Corp.                                   168,078   5,630,684
    Tim Hortons, Inc.                                        31,600   1,711,974
    Timminco Ltd                                             17,306           7
#*  Timmins Gold Corp.                                       57,577     136,020
#*  TORC Oil & Gas, Ltd.                                     47,911      80,846
    Toromont Industries, Ltd.                                60,167   1,325,830
#   Toronto-Dominion Bank (The) (891160509)                   1,997     163,554
    Toronto-Dominion Bank (The) (2897222)                   350,772  28,756,027
    Torstar Corp. Class B                                    81,400     547,811
    Total Energy Services, Inc.                              42,910     595,446
#*  Tourmaline Oil Corp.                                    118,548   4,703,324
    TransAlta Corp. (89346D107)                              33,529     493,212
#   TransAlta Corp. (2901628)                               316,528   4,653,114
*   Transat AT, Inc. Class B                                  2,900      15,314
#   TransCanada Corp.                                       257,270  12,753,054
    Transcontinental, Inc. Class A                          116,298   1,497,231
    TransForce, Inc.                                         81,693   1,612,047
#*  TransGlobe Energy Corp. (893662106)                      20,206     160,032
#*  TransGlobe Energy Corp. (2470548)                        74,917     593,417
#   Trican Well Service, Ltd.                               274,974   3,591,898
#   Trilogy Energy Corp.                                     14,500     423,867
    Trinidad Drilling, Ltd.                                 221,769   1,514,488
*   TSO3, Inc.                                                5,400       5,414
#*  Turquoise Hill Resources, Ltd. (900435108)              135,452     952,228
#*  Turquoise Hill Resources, Ltd. (B7WJ1F5)                240,920   1,697,883
*   TVA Group, Inc. Class B                                   4,447      41,934
#   Twin Butte Energy, Ltd.                                 347,383     768,936
    Uni-Select, Inc.                                         18,664     383,488
#*  Ur-Energy, Inc.                                          68,325      58,325
#*  Uranium One, Inc.                                       752,345   2,090,988

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
*   US Silver & Gold, Inc.                                   9,300 $      8,400
*   Valeant Pharmaceuticals International, Inc.             37,311    2,833,184
    Valener, Inc.                                           18,262      292,750
#   Veresen, Inc.                                          207,272    2,773,365
*   Veris Gold Corp.                                        14,523       20,038
#   Vermilion Energy, Inc.                                  14,604      749,443
    Vicwest, Inc.                                            4,852       53,025
*   Vitran Corp., Inc.                                       2,400       11,244
#   Wajax Corp.                                             15,900      544,178
    WaterFurnace Renewable Energy, Inc.                      1,587       25,267
*   Wesdome Gold Mines, Ltd.                                85,051       45,588
    West Fraser Timber Co., Ltd.                            47,564    4,152,791
    Western Energy Services Corp.                              300        2,093
#*  Western Forest Products, Inc.                          112,025      143,444
    Westjet Airlines, Ltd.                                   6,100      149,798
#*  Westport Innovations, Inc.                              18,628      581,148
    Westshore Terminals Investment Corp.                     4,854      139,725
    Whistler Blackcomb Holdings, Inc.                          800       10,680
#   Whitecap Resources, Inc.                               230,855    2,369,391
#   Wi-Lan, Inc.                                           203,999      805,912
    Winpak, Ltd.                                            27,260      507,075
#*  Winstar Resources, Ltd.                                  2,000        4,546
    Wireless Matrix Corp.                                   29,700        1,179
*   Xtreme Drilling and Coil Services Corp.                 17,126       43,348
    Yamana Gold, Inc. (98462Y100)                          139,131    1,711,311
    Yamana Gold, Inc. (2219279)                            565,316    6,997,360
#   Zargon Oil & Gas, Ltd.                                  49,915      324,030
    ZCL Composites, Inc.                                    10,000       47,645
                                                                   ------------
TOTAL CANADA                                                        717,220,428
                                                                   ------------
CHINA -- (0.0%)
*   China Public Procurement, Ltd.                         920,000       50,386
*   China Resources and Transportation Group, Ltd.       5,600,000      213,344
    EVA Precision Industrial Holdings, Ltd.              2,072,000      358,753
*   Hanfeng Evergreen, Inc.                                 42,625       60,080
                                                                   ------------
TOTAL CHINA                                                             682,563
                                                                   ------------
COLOMBIA -- (0.0%)
*   Platino Energy Corp.                                     9,692       13,661
                                                                   ------------

DENMARK -- (1.0%)
    ALK-Abello A.S.                                         11,512      849,112
*   Alm Brand A.S.                                         168,545      607,623
    Amagerbanken A.S.                                      347,815           --
    Ambu A.S. Class B                                        4,398      155,639
    AP Moeller--Maersk A.S. Class A                            279    1,909,637
    AP Moeller--Maersk A.S. Class B                            669    4,763,946
*   Auriga Industries Class B                               29,447      766,954
#*  Bang & Olufsen A.S.                                     66,220      552,862
*   Bavarian Nordic A.S.                                    43,624      528,579
    BoConcept Holding A.S. Class B                             450        8,754
    Brodrene Hartmann A.S.                                   2,300       51,826

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
DENMARK -- (Continued)
    Carlsberg A.S. Class B                                   60,062 $5,583,863
    Chr Hansen Holding A.S.                                  81,746  2,949,930
    Coloplast A.S. Class B                                   30,799  1,676,013
#   D/S Norden A.S.                                          46,602  1,442,524
*   Dalhoff Larsen & Horneman A.S.                            8,407      5,367
*   Danske Bank A.S.                                        330,717  6,262,726
    Dfds A.S.                                                 3,396    209,572
    Djurslands Bank A.S.                                      1,040     29,376
    DSV A.S.                                                226,447  5,703,877
#*  East Asiatic Co., Ltd. A.S.                              21,026    367,986
#   FLSmidth & Co. A.S.                                      67,787  3,950,844
    Fluegger A.S. Class B                                       350     20,244
*   Genmab A.S.                                              52,417  1,369,721
    GN Store Nord A.S.                                      283,334  5,181,979
    Gronlandsbanken AB                                          290     32,100
    H Lundbeck A.S.                                          80,970  1,621,310
*   H+H International A.S. Class B                            5,798     28,650
    Harboes Bryggeri A.S. Class B                             2,462     33,480
    IC Companys A.S.                                         11,744    235,669
    Jeudan A.S.                                               1,880    181,855
*   Jyske Bank A.S.                                         119,463  4,654,203
    NKT Holding A.S.                                         47,437  1,752,874
    Nordjyske Bank A.S.                                       3,195     52,232
    Norresundby Bank A.S.                                       880     28,974
*   North Media A.S.                                          3,000      6,650
    Novo Nordisk A.S. Class B                                 5,657    995,772
    Novo Nordisk A.S. Sponsored ADR                          25,483  4,501,062
    Novozymes A.S. Class B                                   71,824  2,485,911
#   Pandora A.S.                                             90,301  2,762,972
#*  Parken Sport & Entertainment A.S.                         5,510     83,084
    PER Aarsleff A.S. Class B                                 1,877    181,656
#   Ringkjoebing Landbobank A.S.                              3,385    556,730
    Rockwool International A.S. Class B                      12,678  1,677,780
#   Royal UNIBREW A.S.                                       16,651  1,508,162
    Schouw & Co.                                             28,509    944,118
#   SimCorp A.S.                                              3,284    959,962
    Solar A.S. Class B                                        6,279    315,330
*   Spar Nord Bank A.S.                                      74,031    476,613
*   Sparekassen Faaborg A.S.                                    271      5,563
*   Sydbank A.S.                                            134,942  3,078,702
    TDC A.S.                                                466,895  3,788,865
    Tivoli A.S.                                                  90     47,915
*   TK Development A.S.                                      49,771     82,705
*   Topdanmark A.S.                                         128,920  3,309,457
*   TopoTarget A.S.                                         133,513     67,942
#*  Topsil Semiconductor Matls                              345,651     23,791
*   Torm A.S.                                                17,487      2,262
    Tryg A.S.                                                31,327  2,715,214
    United International Enterprises                          2,409    419,252
#*  Vestas Wind Systems A.S.                                169,241  1,472,400
*   Vestjysk Bank A.S.                                       23,224     33,883
*   William Demant Holding A.S.                               5,116    409,637

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
DENMARK -- (Continued)
#*  Zealand Pharma A.S.                                       4,177 $    57,406
                                                                    -----------
TOTAL DENMARK                                                        86,541,097
                                                                    -----------
FINLAND -- (1.3%)
    Ahlstrom Oyj                                             21,278     322,633
    Aktia Oyj Class A                                         1,669      14,295
    Alma Media Oyj                                           23,225     105,208
    Amer Sports Oyj                                         166,209   2,831,892
    Aspo Oyj                                                  8,353      61,594
#   Atria P.L.C.                                             20,310     173,957
    Bank of Aland P.L.C. Class B                              1,250      12,682
    BasWare Oyj                                               4,560     117,155
*   Biotie Therapies Oyj                                    226,186     107,239
#   Cargotec Oyj                                             63,285   1,889,416
    Citycon Oyj                                             385,949   1,252,477
*   Componenta Oyj                                            4,400       9,035
*   Comptel Oyj                                              51,194      28,975
    Cramo Oyj                                                25,439     335,821
    Digia P.L.C.                                             10,944      42,879
*   Efore Oyj                                                 7,109       6,563
    Elcoteq SE                                               12,700          --
    Elektrobit Corp.                                        432,247     477,533
#   Elisa Oyj                                               118,569   2,249,011
    Etteplan Oyj                                              7,036      29,148
#   F-Secure Oyj                                             60,115     126,923
    Finnair Oyj                                             103,789     341,752
*   Finnlines Oyj                                            17,325     158,527
    Fiskars Oyj Abp                                          30,452     678,113
    Fortum Oyj                                              343,830   6,390,935
#   HKScan Oyj Class A                                       30,767     148,868
#   Huhtamaki Oyj                                           125,561   2,353,701
    Ilkka-Yhtyma Oyj                                         29,672     121,415
    Kemira Oyj                                              153,380   2,322,316
    Kesko Oyj Class A                                         2,643      84,051
#   Kesko Oyj Class B                                       116,973   3,512,044
    Kone Oyj Class B                                         34,661   3,063,634
#   Konecranes Oyj                                           54,923   1,997,408
    Lannen Tehtaat Oyj                                        1,800      38,549
    Lassila & Tikanoja Oyj                                   38,842     687,865
    Lemminkainen Oyj                                         20,150     401,043
    Metsa Board Oyj                                         352,830   1,098,533
    Metso Oyj                                               146,329   6,029,113
    Metso Oyj Sponsored ADR                                  10,246     420,393
#   Neste Oil Oyj                                           205,183   3,204,099
#   Nokia Oyj                                             3,651,928  12,269,330
#   Nokia Oyj Sponsored ADR                                 159,500     539,110
    Nokian Renkaat Oyj                                       71,615   3,110,951
    Okmetic Oyj                                              21,251     124,010
    Olvi Oyj Class A                                          7,269     214,131
    Oriola-KD Oyj Class A                                     1,000       3,160
    Oriola-KD Oyj Class B                                   155,280     478,567
    Orion Oyj Class A                                        19,490     557,271

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
FINLAND -- (Continued)
#   Orion Oyj Class B                                       49,748 $  1,429,647
#*  Outokumpu Oyj                                        1,400,954      978,445
#   Outotec Oyj                                            103,080    1,508,051
    PKC Group Oyj                                           23,867      587,591
    Pohjola Bank P.L.C. Class A                            241,942    4,118,640
    Ponsse Oy                                               52,192      408,690
*   Poyry Oyj                                               24,325      142,609
    Raisio P.L.C. Class V                                  197,067      843,463
    Ramirent Oyj                                           100,741      999,362
    Rapala VMC Oyj                                          14,912       91,566
#   Rautaruukki Oyj                                        161,766    1,046,494
*   Ruukki Group Oyj                                       207,434      111,521
    Saga Furs Oyj                                            3,026       95,530
#   Sampo Class A                                          293,101   11,728,404
#   Sanoma Oyj                                             131,507    1,079,427
    Scanfil P.L.C.                                          17,754       20,378
    Sievi Capital P.L.C.                                    17,754       23,863
    Stockmann Oyj Abp (5462371)                              8,998      138,418
#   Stockmann Oyj Abp (5462393)                             40,201      582,892
*   Stonesoft Oyj                                           12,414       31,815
#   Stora Enso Oyj Class R                                 771,985    5,383,828
    Stora Enso Oyj Sponsored ADR                           109,100      750,608
    Talvivaara Mining Co. P.L.C                            579,756      126,079
    Technopolis Oyj                                         89,743      482,292
*   Tecnotree Oyj                                          170,041       42,622
    Teleste Oyj                                              6,970       38,017
    Tieto Oyj                                               79,944    1,714,600
#   Tikkurila Oyj                                           30,867      663,041
#   UPM-Kymmene Oyj                                        845,223    8,898,247
    UPM-Kymmene Oyj Sponsored ADR                           78,154      815,928
#   Uponor Oyj                                              69,886    1,035,308
    Vacon P.L.C.                                             3,395      233,333
    Vaisala Oyj Class A                                      5,878      160,021
#   Wartsila Oyj Abp                                        88,040    4,329,243
    YIT Oyj                                                148,153    2,804,730
                                                                   ------------
TOTAL FINLAND                                                       113,988,028
                                                                   ------------
FRANCE -- (6.2%)
#   Accor SA                                                81,404    2,695,410
    Aeroports de Paris                                      13,446    1,217,011
*   Air France-KLM                                         280,775    2,844,043
    Air Liquide SA                                          24,693    3,128,482
    Akka Technologies SA                                     1,462       47,790
#*  Alcatel-Lucent                                       2,095,839    2,886,505
#*  Alcatel-Lucent Sponsored ADR                         1,716,276    2,351,298
    Alstom SA                                               46,144    1,895,048
    Altamir Amboise                                         26,476      311,510
    Alten SA                                                30,700    1,107,782
#*  Altran Technologies SA                                 177,708    1,399,006
#   April                                                   24,454      394,438
#*  Archos                                                  39,469      133,327
    Arkema SA                                               74,677    7,000,806

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    Assystem                                                 18,670 $   396,992
*   Atari SA                                                  9,569          --
    AtoS                                                     53,894   3,754,458
    Aubay                                                     3,818      27,998
    Audika Groupe                                             1,627      16,494
    Aurea SA                                                    515       2,792
*   Avanquest Software                                          720       1,459
#   AXA SA                                                  419,472   7,855,296
#   AXA SA Sponsored ADR                                    468,270   8,733,235
    Axway Software SA                                         4,011      83,919
#*  Beneteau SA                                              33,613     351,963
#*  Bigben Interactive                                        3,126      29,437
*   BioAlliance Pharma SA                                    10,582      58,565
    BioMerieux                                                9,901     941,984
    BNP Paribas SA                                          500,741  27,920,262
    Boiron SA                                                 8,479     480,169
    Bollore SA                                                6,742   2,842,111
    Bonduelle S.C.A.                                         25,684     654,847
    Bongrain SA                                               8,787     595,404
    Bourbon SA                                               66,529   1,816,665
*   Boursorama                                               31,347     250,181
#   Bouygues SA                                             188,051   5,254,686
*   Bull                                                     97,778     313,298
    Bureau Veritas SA                                         9,495   1,163,436
    Burelle SA                                                    8       3,484
    Cap Gemini SA                                           215,493   9,935,547
#   Carrefour SA                                            178,813   5,310,589
#   Casino Guichard Perrachon SA                             54,355   5,879,251
*   Cegedim SA                                                2,063      59,420
    Cegid Group                                               7,382     150,234
    Christian Dior SA                                        13,150   2,295,198
    Cie de St-Gobain                                        389,322  15,591,928
*   Cie Generale de Geophysique - Veritas                    80,827   1,748,500
    Cie Generale de Geophysique - Veritas Sponsored ADR     123,954   2,646,418
    Cie Generale des Etablissements Michelin                126,763  10,719,324
    Ciments Francais SA                                       8,722     476,380
*   Club Mediterranee SA                                     40,276     684,530
#   CNP Assurances                                          179,545   2,544,759
*   Credit Agricole SA                                      957,036   8,767,096
#   Danone SA                                                42,172   3,216,382
    Danone SA Sponsored ADR                                  35,600     534,712
    Dassault Systemes SA                                      7,772     948,785
#   Dassault Systemes SA ADR                                  5,637     686,248
*   Derichebourg SA                                         154,415     626,630
    Devoteam SA                                               2,950      36,242
    Edenred                                                 106,307   3,541,463
#   Eiffage SA                                               57,158   2,534,856
    Electricite de France SA                                118,785   2,659,341
    Electricite de Strasbourg                                   606      74,476
    Eramet                                                    7,656     821,672
    Essilor International SA                                 32,544   3,666,813
    Esso SA Francaise                                         3,968     248,675

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    Etablissements Maurel et Prom                           147,275 $ 2,509,997
*   Etam Developpement SA                                    22,669     549,313
    Euler Hermes SA                                          22,093   2,112,580
*   Euro Disney SCA                                          21,207     135,814
    Eurofins Scientific                                       6,065   1,318,247
    European Aeronautic Defence and Space Co. NV            160,853   8,498,132
    Eutelsat Communications SA                               44,571   1,610,479
    Exel Industries Class A                                   1,907      90,477
    Faiveley Transport SA                                     6,988     422,129
    Faurecia                                                 67,277   1,253,965
#*  Fimalac                                                   9,338     499,249
    Fleury Michon SA                                            761      44,280
#   France Telecom SA                                       619,690   6,617,904
    France Telecom SA Sponsored ADR                         212,700   2,269,509
*   GameLoft SE                                              36,842     247,474
    Gaumont SA                                                  768      37,471
#   GDF Suez                                                659,288  14,135,329
    GDF Suez Sponsored ADR                                      668      14,422
    GEA                                                          98      11,449
#*  GECI International                                       20,581      48,516
*   Gemalto NV                                               71,209   5,820,819
    GFI Informatique SA                                      64,501     275,110
    GL Events                                                15,298     322,101
    Groupe Crit                                               2,059      40,556
    Groupe Eurotunnel SA                                    671,348   5,624,710
    Groupe Flo                                               10,366      38,639
    Groupe Open                                               2,036      15,801
*   Groupe Partouche SA                                      16,869      19,347
#   Groupe Steria SCA                                        46,703     690,513
#   Guerbet                                                   1,114     145,160
*   Haulotte Group SA                                        23,472     197,423
    Havas SA                                                376,129   2,295,812
    Hermes International                                      4,522   1,527,026
#*  Hi-Media SA                                              62,662     146,213
    Iliad SA                                                  4,477   1,024,486
    Imerys SA                                                41,503   2,732,568
#   Ingenico                                                 45,018   3,024,272
#   Interparfums SA                                           4,989     159,083
    Ipsen SA                                                 22,989     822,703
    IPSOS                                                    54,051   1,812,779
    Jacquet Metal Service                                    15,001     172,274
    JCDecaux SA                                              52,548   1,445,752
    Korian                                                    8,210     179,175
    L'Oreal SA                                               16,196   2,890,836
    L.D.C. SA                                                   178      22,149
    Lafarge SA                                              161,869  10,478,933
    Lafarge SA Sponsored ADR                                 82,410   1,335,042
    Lagardere SCA                                           183,343   6,814,490
#   Laurent-Perrier                                           2,478     200,756
    Lectra                                                   34,613     216,834
    Legrand SA                                               47,639   2,223,244
#   LISI                                                      5,268     593,002

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    LVMH Moet Hennessy Louis Vuitton SA                      19,226 $ 3,331,570
    Maisons France Confort                                    3,179      92,170
#   Manitou BF SA                                            17,121     245,891
    Manutan International                                     1,789      67,019
*   Maurel & Prom Nigeria SA                                 42,701     198,674
    Medica SA                                                63,241   1,171,217
    Mersen                                                   25,543     590,935
    Metropole Television SA                                  53,055     888,972
    Montupet                                                 24,322     463,860
    Mr Bricolage                                              8,989     108,525
    Natixis                                                 881,169   3,862,590
    Naturex                                                   5,206     404,100
#   Neopost SA                                               33,307   2,195,526
#   Nexans SA                                                36,612   1,682,328
    Nexity SA                                                44,571   1,604,134
#*  NicOx SA                                                 79,279     271,989
    Norbert Dentressangle SA                                  6,139     476,728
    NRJ Group                                                65,968     498,501
    Oeneo                                                    38,476     138,332
*   Orco Property Group                                       3,090       9,483
    Orpea                                                    41,526   1,805,921
#*  PagesJaunes Groupe                                      151,916     320,843
*   Parrot SA                                                 8,588     220,161
    Pernod-Ricard SA                                         81,148  10,051,818
#*  Peugeot SA                                              315,271   2,523,871
#   Pierre & Vacances SA                                      7,208     136,030
#   Plastic Omnium SA                                        30,414   1,486,223
    PPR                                                      51,515  11,347,256
    Publicis Groupe SA                                       34,815   2,420,976
#   Publicis Groupe SA ADR                                  100,092   1,743,603
    Rallye SA                                                41,051   1,625,397
#*  Recylex SA                                               33,899     131,730
    Remy Cointreau SA                                        20,829   2,424,702
    Renault SA                                              184,347  12,722,674
    Rexel SA                                                191,202   4,211,199
*   Robertet SA                                                 752     140,572
    Rougier SA                                                  161       5,131
    Rubis SCA                                                30,713   1,975,117
#   Sa des Ciments Vicat                                     13,264     786,595
    Safran SA                                                83,745   4,116,543
    Saft Groupe SA                                           37,939     933,589
    Samse SA                                                    546      45,609
    Sanofi                                                  147,180  15,912,443
    Sanofi ADR                                              562,231  29,995,024
    Sartorius Stedim Biotech                                  5,174     733,141
#   Schneider Electric SA                                   155,580  11,860,896
#   SCOR SE                                                 260,666   7,911,127
    SEB SA                                                   23,094   1,674,490
#   Seche Environnement SA                                    3,292     130,668
    Sechilienne-Sidec                                        26,855     495,415
*   Sequana SA                                               16,851     124,863
    SES                                                      57,640   1,797,728

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    Soc Mar Tunnel Prado Car                                  8,100 $   273,346
    Societe BIC SA                                           24,301   2,591,478
    Societe d'Edition de Canal +                             82,156     575,445
    Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco                                                  1,430      62,396
*   Societe Generale SA                                     601,863  21,863,864
    Societe Internationale de Plantations d'Heveas SA         1,975     158,409
#   Societe Television Francaise 1                          195,180   2,062,191
    Sodexo                                                   17,816   1,489,945
    Sodexo Sponsored ADR                                      3,800     317,870
#*  SOITEC                                                  209,847     760,324
#   Somfy SA                                                  1,174     259,343
    Sopra Group SA                                            4,011     308,720
*   Spir Communication                                        2,571      34,493
*   ST Dupont SA                                             47,976      20,844
    Stallergenes SA                                           1,197      76,980
*   Ste Industrielle d'Aviation Latecoere SA                  7,023      74,256
    Stef                                                      3,632     189,846
    STMicroelectronics NV (5962332)                         868,135   7,553,624
#   STMicroelectronics NV (861012102)                       344,567   2,990,842
    Store Electronic                                             16         223
    Suez Environnement Co.                                  170,457   2,446,261
#   Sword Group                                               9,306     148,083
    Synergie SA                                               4,163      46,339
*   Technicolor SA                                           87,921     366,449
    Technicolor SA Sponsored ADR                              4,360      18,247
#   Technip SA                                               13,148   1,410,258
    Technip SA ADR                                          104,395   2,812,401
    Teleperformance                                          85,700   3,768,954
    Tessi SA                                                  1,646     184,923
    Thales SA                                                76,321   3,316,284
#*  Theolia SA                                               91,189     159,816
    Thermador Groupe                                            134      10,107
    Total Gabon                                                 108      66,199
    Total SA                                                176,340   8,876,435
    Total SA Sponsored ADR                                  595,142  29,899,934
    Touax SA                                                    701      16,102
#*  Transgene SA                                             15,279     181,900
*   Trigano SA                                               14,750     186,597
*   UBISOFT Entertainment                                   165,904   1,853,604
    Union Financiere de France BQE SA                         1,141      25,083
    Valeo SA                                                 92,629   5,388,614
    Vallourec SA                                            172,999   8,303,139
    Veolia Environnement SA                                 170,832   2,363,016
#   Veolia Environnement SA ADR                              47,101     649,052
    Vetoquinol SA                                                65       2,294
    Viel et Co.                                              48,096     150,160
#   Vilmorin & Cie                                            8,353   1,068,501
    Vinci SA                                                168,885   8,141,411
    Virbac SA                                                 2,717     554,480
#*  Vivalis SA                                                3,520      24,019
    Vivendi SA                                              661,308  14,979,878
    VM Materiaux SA                                             811      15,741

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                           ------- ------------
FRANCE -- (Continued)
    Vranken-Pommery Monopole SA                              3,897 $    105,223
    Zodiac Aerospace                                        42,703    5,357,471
                                                                   ------------
TOTAL FRANCE                                                        567,776,717
                                                                   ------------
GERMANY -- (5.1%)
    A.S. Creation Tapeten                                      906       53,145
*   Aareal Bank AG                                          89,288    2,151,910
#   Adidas AG                                               71,280    7,453,552
#*  Adler Modemaerkte AG                                     2,957       25,194
*   ADVA Optical Networking SE                              60,429      290,898
#*  Air Berlin P.L.C.                                       74,923      222,467
#   Aixtron SE NA                                          119,472    1,712,610
    Alba SE                                                  5,028      420,303
    Allgeier SE                                                791       12,671
    Allianz SE                                             137,629   20,358,153
#   Allianz SE ADR                                         984,886   14,527,068
    Amadeus Fire AG                                          2,946      175,467
    Analytik Jena AG                                         3,242       47,001
#   Asian Bamboo AG                                         12,050       40,816
    Aurubis AG                                              53,974    3,405,061
#   Axel Springer AG                                        45,749    1,930,543
    Baader Bank AG                                           8,982       22,362
    Balda AG                                                11,416       64,893
#   BASF SE                                                 60,260    5,641,093
#   BASF SE Sponsored ADR                                   58,000    5,411,400
#   Bauer AG                                                17,496      502,034
#   Bayer AG                                                79,483    8,309,665
#   Bayer AG Sponsored ADR                                  10,700    1,119,113
    Bayerische Motoren Werke AG                            142,292   13,157,755
#   BayWa AG                                                21,848    1,101,194
    Bechtle AG                                              20,910      927,179
    Beiersdorf AG                                           18,961    1,717,530
    Bertrandt AG                                             3,592      413,835
    Bijou Brigitte AG                                        1,549      154,984
    Bilfinger SE                                            61,409    6,163,570
    Biotest AG                                               4,237      330,012
    Borussia Dortmund GmbH & Co. KGaA                      100,667      434,541
    Brenntag AG                                             11,260    1,922,771
    CANCOM SE                                               17,246      377,064
    Carl Zeiss Meditec AG                                   29,296      898,032
    CAT Oil AG                                              26,289      296,440
    Celesio AG                                             125,896    2,492,861
#   CENIT AG                                                 5,533       67,411
    CENTROTEC Sustainable AG                                13,693      283,987
#   Cewe Color Holding AG                                    7,937      346,122
#*  Colonia Real Estate AG                                   2,454       14,719
    Comdirect Bank AG                                       56,143      595,290
#*  Commerzbank AG                                         368,963    4,979,825
    CompuGroup Medical AG                                   11,148      257,003
*   Conergy AG                                              31,993       14,424
*   Constantin Medien AG                                    54,670      111,522
    Continental AG                                          78,125    9,292,800

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
    CropEnergies AG                                          29,702 $   229,077
    CTS Eventim AG                                            9,139     353,301
    DAB Bank AG                                              13,385      65,036
    Daimler AG                                              469,210  26,015,371
    Data Modul AG                                             2,305      50,187
    DEAG Deutsche Entertainment                               1,086       4,504
#   Delticom AG                                               3,099     152,430
    Deufol SE                                                10,845      11,722
    Deutsche Bank AG (5750355)                              338,130  15,565,150
#   Deutsche Bank AG (D18190898)                            141,210   6,502,720
    Deutsche Boerse AG                                       57,987   3,623,958
    Deutsche Lufthansa AG                                   332,714   6,661,731
    Deutsche Post AG                                        639,180  15,193,907
    Deutsche Telekom AG                                     716,538   8,486,778
#   Deutsche Telekom AG Sponsored ADR                       528,190   6,285,461
    Deutsche Wohnen AG                                      148,421   2,617,497
#*  Deutz AG                                                159,566     864,811
*   Dialog Semiconductor P.L.C.                              34,822     414,809
    DIC Asset AG                                              7,350      82,682
    Dr Hoenle AG                                              7,908     118,116
    Draegerwerk AG & Co. KGaA                                 2,707     288,378
    Drillisch AG                                             42,042     850,772
    Duerr AG                                                  9,127   1,040,342
    DVB Bank SE                                              14,830     468,677
#   E.ON SE                                                 609,873  11,075,625
#   E.ON SE Sponsored ADR                                   218,470   3,976,154
    Eckert & Ziegler AG                                       7,086     267,699
    Elmos Semiconductor AG                                   15,818     164,678
    ElringKlinger AG                                         35,595   1,164,076
#*  Envitec Biogas AG                                         1,467      14,972
#   Euromicron AG                                            11,280     225,907
#*  Evotec AG                                               142,137     510,485
    Fielmann AG                                               5,612     541,590
#*  First Sensor AG                                           8,351      84,843
    Fraport AG Frankfurt Airport Services Worldwide          44,866   2,684,414
#   Freenet AG                                              159,888   3,986,447
    Fresenius Medical Care AG & Co. KGaA                     14,993   1,032,955
#   Fresenius Medical Care AG & Co. KGaA ADR                 53,000   1,815,780
    Fresenius SE & Co. KGaA                                  86,519  10,854,052
    Fuchs Petrolub AG                                         3,792     288,966
*   GAGFAH SA                                                57,918     748,262
    GEA Group AG                                            141,458   4,793,414
    Gerresheimer AG                                          38,858   2,220,278
    Gerry Weber International AG                             11,433     502,168
    Gesco AG                                                  4,637     491,511
    GFK SE                                                   16,288     929,371
    GFT Technologies AG                                      13,243      61,651
#*  Gigaset AG                                               49,566      61,071
#   Gildemeister AG                                          80,554   1,821,565
    Grammer AG                                               18,983     603,585
    Grenkeleasing AG                                          8,480     680,343
    GSW Immobilien AG                                        35,596   1,429,306

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
#   H&R AG                                                   15,018 $   182,756
    Hamburger Hafen und Logistik AG                          12,273     264,248
    Hannover Rueckversicherung SE                            77,908   6,591,491
#   Hawesko Holding AG                                        1,492      82,074
    HeidelbergCement AG                                     138,022   9,963,588
#*  Heidelberger Druckmaschinen AG                          318,326     699,703
    Henkel AG & Co. KGaA                                     22,389   1,754,929
    Highlight Communications AG                              31,488     174,471
*   Hochtief AG                                              46,071   3,205,434
*   Homag Group AG                                              933      17,574
    Hugo Boss AG                                              7,799     908,968
    Indus Holding AG                                         35,042   1,153,014
    Infineon Technologies AG                                276,841   2,189,849
#   Infineon Technologies AG ADR                            511,176   4,043,402
    Init Innovation In Traffic Systems AG                       144       4,609
*   Intershop Communications AG                               3,523       7,658
    Isra Vision AG                                            3,755     164,646
#*  IVG Immobilien AG                                       212,005     178,803
    Jenoptik AG                                              73,925     849,670
    K+S AG                                                   93,499   4,139,248
    Kabel Deutschland Holding AG                             55,329   5,252,360
*   Kloeckner & Co. SE                                      176,599   2,137,672
*   Koenig & Bauer AG                                         3,131      75,609
    Kontron AG                                               84,737     460,166
#   Krones AG                                                20,857   1,452,768
    KSB AG                                                      214     133,071
#*  KUKA AG                                                  29,056   1,315,491
    KWS Saat AG                                               2,259     849,075
    Lanxess AG                                               61,047   4,458,340
    Leifheit AG                                               3,202     127,435
#   Leoni AG                                                 58,653   2,653,231
    Linde AG                                                 66,475  12,586,608
*   Loewe AG                                                  5,186      15,360
    LPKF Laser & Electronics AG                               6,673     176,027
    MAN SE                                                   32,663   3,664,623
#*  Manz AG                                                   3,211     109,858
*   MasterFlex SE                                               338       2,242
*   Mediclin AG                                              13,261      69,410
#*  Medigene AG                                              29,373      30,582
#   Merck KGaA                                               43,308   6,597,829
    Metro AG                                                 98,637   3,080,750
    MLP AG                                                   81,203     576,891
    Mobotix AG                                                2,823      56,761
*   Mologen AG                                                   50         922
*   Morphosys AG                                             19,998     909,450
    MTU Aero Engines Holding AG                              23,528   2,228,724
    Muehlbauer Holding AG & Co. KGaA                          1,858      51,457
#   Muenchener Rueckversicherungs AG                         92,638  18,555,974
#   MVV Energie AG                                           12,918     382,019
    Nemetschek AG                                             2,886     174,601
    Nexus AG                                                  2,391      28,535
#*  Nordex SE                                               103,557     780,290

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
    NORMA Group AG                                           16,369 $   578,190
    OHB AG                                                   11,047     237,898
*   Patrizia Immobilien AG                                   48,817     495,299
    Pfeiffer Vacuum Technology AG                             6,152     748,634
    PNE Wind AG                                              75,100     267,377
#*  Praktiker AG                                            245,325     358,239
    Progress-Werk Oberkirch AG                                1,999      89,556
    PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                                 1,221      25,593
    Puma SE                                                   3,244   1,005,891
    PVA TePla AG                                              8,269      22,711
    QSC AG                                                  126,064     407,327
    R Stahl AG                                                3,640     170,157
    Rational AG                                               1,539     477,777
    Rheinmetall AG                                           61,548   2,922,627
    Rhoen Klinikum AG                                       149,208   3,185,492
    RWE AG                                                  273,989   9,874,363
*   S&T AG                                                      212         589
*   SAF-Holland SA                                           76,849     640,452
#   Salzgitter AG                                            73,528   2,894,152
    SAP AG                                                   18,893   1,506,187
#   SAP AG Sponsored ADR                                     54,592   4,359,171
    Schaltbau Holding AG                                      2,895     142,909
*   Sedo Holding AG                                             133         368
#   SGL Carbon SE                                            52,919   1,809,925
    SHW AG                                                      583      26,520
#   Siemens AG Sponsored ADR                                200,444  20,948,402
#*  Singulus Technologies AG                                 59,558      99,115
    Sixt AG                                                  25,909     562,581
    SKW Stahl-Metallurgie Holding AG                         10,141     167,233
#*  Sky Deutschland AG                                      392,287   2,250,775
#   SMA Solar Technology AG                                   7,053     175,258
    SMT Scharf AG                                             4,136     130,290
#   Software AG                                              54,598   1,913,416
#   Solarworld AG                                           132,271     122,233
    Stada Arzneimittel AG                                    94,798   3,844,551
    STINAG Stuttgart Invest AG                                2,186      50,340
    STRATEC Biomedical AG                                     1,486      67,020
#*  Stroeer Media AG                                         21,242     204,640
    Suedzucker AG                                            87,688   3,537,591
#*  Suss Microtec AG                                         34,471     395,429
#   Symrise AG                                               78,949   3,374,579
#   TAG Immobilien AG                                       180,562   2,189,289
    Takkt AG                                                 30,431     508,168
*   Technotrans                                               3,213      34,747
#   Telegate AG                                               5,096      54,796
*   ThyssenKrupp AG                                         323,976   5,873,266
*   Tipp24 SE                                                 6,335     368,179
#   Tom Tailor Holding AG                                    30,997     660,943
#   Tomorrow Focus AG                                         7,335      40,450
#*  TUI AG                                                  251,402   2,669,709
    United Internet AG                                       42,521   1,167,507
*   Verbio AG                                                22,353      30,591

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
GERMANY -- (Continued)
    Volkswagen AG                                           15,258 $  2,972,840
    Vossloh AG                                               8,010      876,024
    VTG AG                                                  17,099      320,167
#   Wacker Chemie AG                                        22,073    1,689,339
    Wacker Neuson SE                                        35,579      523,094
*   Washtec AG                                              51,970      728,687
    Wincor Nixdorf AG                                       18,671      984,802
    Wirecard AG                                             31,927      858,236
#   XING AG                                                  2,319      118,576
*   zooplus AG                                               1,279       70,572
                                                                   ------------
TOTAL GERMANY                                                       467,627,980
                                                                   ------------
GREECE -- (0.2%)
*   Aegean Airlines SA                                      11,435       36,028
*   Alapis Holding Industrial and Commercial SA of
      Pharmaceutical Chemical Products                      69,510        3,753
*   Alpha Bank AE                                          664,535      848,360
*   Anek Lines SA                                          140,825       19,288
*   Astir Palace Hotel SA                                   16,370       83,868
    Athens Water Supply & Sewage Co. SA (The)               23,542      176,682
    Autohellas SA                                            6,656       16,680
*   Bank of Cyprus P.L.C.                                1,186,156           --
    Bank of Greece                                          20,979      372,352
*   Diagnostic & Therapeutic Center of Athens Hygeia SA     64,268       37,708
*   Ellaktor SA                                            153,337      418,466
*   Eltrak SA                                                2,400        4,423
*   Elval - Hellenic Aluminium Industry SA                   9,817       25,885
*   Euromedica SA                                            5,050        2,951
*   Folli Follie Group                                      30,765      645,458
*   Fourlis Holdings SA                                     42,377      116,203
*   Frigoglass SA                                           11,866       78,978
*   GEK Terna Holding Real Estate Construction SA           43,566      116,954
*   Halcor SA                                               55,380       60,272
    Hellenic Exchanges SA Holding Clearing Settlement
      and Registry                                         130,999      878,730
    Hellenic Petroleum SA                                  166,427    1,841,046
*   Hellenic Telecommunications Organization SA            309,016    2,697,515
#*  Hellenic Telecommunications Organization SA
      Sponsored ADR                                        103,600      444,444
*   Iaso SA                                                 18,699       27,639
*   Intracom Holdings SA                                   104,325       68,572
    Intralot SA-Integrated Lottery Systems & Services      142,895      392,429
*   J&P-Avax SA                                            138,549      288,662
    JUMBO SA                                               110,250    1,041,431
*   Marfin Investment Group Holdings SA                  1,013,154      446,317
    Metka SA                                                31,280      475,236
    Motor Oil Hellas Corinth Refineries SA                  88,770      984,022
*   Mytilineos Holdings SA                                 139,596      869,643
*   National Bank of Greece SA                           1,151,821      990,457
#*  National Bank of Greece SA ADR                         208,002      187,410
    OPAP SA                                                156,100    1,538,763
*   Piraeus Bank SA                                      1,272,135      357,093
    Piraeus Port Authority                                   5,029      126,482
*   Proton Bank SA                                          33,481           --

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
GREECE -- (Continued)
*   Public Power Corp. SA                                    90,520 $   879,723
*   Real Estate Development & Services SA                     7,909       6,424
    S&B Industrial Minerals SA                               13,030      99,708
*   Sarantis SA                                              10,732      64,212
*   Sidenor Steel Products Manufacturing Co. SA              28,031      57,115
*   T Bank SA                                                46,506          --
*   Technical Olympic SA                                      5,360      12,967
*   Teletypos SA Mega Channel                                 5,515       1,467
    Terna Energy SA                                          45,319     201,115
    Thessaloniki Port Authority SA                            1,762      53,496
    Thessaloniki Water Supply & Sewage Co. SA                   522       4,042
*   Titan Cement Co. SA                                      71,576   1,334,225
*   TT Hellenic Postbank SA                                 225,165      49,817
*   Viohalco Hellenic Copper and Aluminum Industry SA       176,559   1,083,835
                                                                    -----------
TOTAL GREECE                                                         20,568,346
                                                                    -----------
HONG KONG -- (2.3%)
    AAC Technologies Holdings, Inc.                         250,000   1,225,333
    Aeon Stores Hong Kong Co., Ltd.                          32,000      71,759
    AIA Group, Ltd.                                       1,681,600   7,480,525
    Alco Holdings, Ltd.                                     356,000      73,907
    Allied Group, Ltd.                                       72,000     252,364
    Allied Properties HK, Ltd.                            2,868,393     451,666
*   Apac Resources, Ltd.                                  4,320,000      83,115
    APT Satellite Holdings, Ltd.                            379,000     239,908
    Arts Optical International Hldgs                         70,000      15,787
    Asia Financial Holdings, Ltd.                           270,000     122,633
    Asia Satellite Telecommunications Holdings, Ltd.        148,000     581,422
    Asia Standard International Group                       544,745     101,863
    ASM Pacific Technology, Ltd.                             80,400     829,685
    Associated International Hotels, Ltd.                    79,000     220,231
    Aupu Group Holding Co., Ltd.                            400,000      39,206
    Bank of East Asia, Ltd.                                 934,135   3,854,894
*   Birmingham International Holdings, Ltd.               1,534,000      30,047
    BOC Hong Kong Holdings, Ltd.                            679,000   2,335,575
    Bonjour Holdings, Ltd.                                1,036,000     168,475
    Bossini International Hldg                            1,204,000      64,469
#*  Brightoil Petroleum Holdings, Ltd.                    2,460,000     469,738
#*  Brockman Mining, Ltd.                                 2,850,520     169,127
#*  Burwill Holdings, Ltd.                                3,573,600      59,176
#   Cafe de Coral Holdings, Ltd.                            208,000     660,980
*   Capital Estate, Ltd.                                    245,000       5,115
    Cathay Pacific Airways, Ltd.                          1,033,000   1,820,779
    Champion Technology Holdings, Ltd.                    1,992,397      30,317
*   Chaoyue Group, Ltd.                                     650,000      31,484
    Chen Hsong Holdings                                     360,000     121,264
    Cheuk Nang Holdings, Ltd.                                96,238      75,556
    Cheung Kong Holdings, Ltd.                              726,000  10,975,345
    Cheung Kong Infrastructure Holdings, Ltd.               178,045   1,292,999
    Chevalier International Holdings, Ltd.                  107,913     174,553
*   China Billion Resources, Ltd.                         5,752,080          --
*   China Boon Holdings, Ltd.                             2,400,000      25,387

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
HONG KONG -- (Continued)
*   China Daye Non-Ferrous Metals Mining, Ltd.             1,934,000 $   55,237
*   China Electronics Corp. Holdings Co., Ltd.               150,000     21,420
*   China Energy Development Holdings, Ltd.                5,924,000     84,122
*   China Environmental Investment Holdings, Ltd.          1,845,000     71,344
*   China Financial Services Holdings, Ltd.                  304,000     25,089
*   China Flavors & Fragrances Co., Ltd.                      24,890      3,427
*   China Infrastructure Investment, Ltd.                  2,032,000     41,639
    China Metal International Holdings, Inc.                 540,000    135,767
*   China Nuclear Industry 23 International Corp., Ltd.      274,000     50,892
*   China Renji Medical Group, Ltd.                        7,088,000     29,228
*   China Solar Energy Holdings, Ltd.                     10,335,000     24,022
*   China Star Entertainment, Ltd.                           300,000     17,426
    China Ting Group Holdings, Ltd.                          692,000     44,616
*   China Tycoon Beverage Holdings, Ltd.                      60,000        657
#   Chong Hing Bank, Ltd.                                    230,000    611,251
    Chow Sang Sang Holdings International, Ltd.              371,000  1,006,228
    Chu Kong Shipping Enterprise Group Co., Ltd.             774,000    147,879
    Chuang's China Investments, Ltd.                         798,000     51,488
*   Chuang's Consortium International, Ltd.                1,569,487    200,513
    Chun Wo Development Holdings, Ltd.                       348,000     25,140
#   CITIC Telecom International Holdings, Ltd.             1,467,000    533,553
    CK Life Sciences International Holdings, Inc.          4,956,000    435,161
    CLP Holdings, Ltd.                                       203,500  1,794,953
*   COL Capital, Ltd.                                         64,000     11,229
*   Continental Holdings, Ltd.                             1,080,000     13,782
    Cosmos Machinery Enterprises, Ltd.                       250,000     18,373
*   CP Lotus Corp.                                         1,420,000     41,229
    Cross-Harbour Holdings, Ltd. (The)                       102,000     86,272
    CSI Properties, Ltd.                                   5,284,200    248,672
*   Culture Landmark Investment, Ltd.                        103,000      7,591
*   Culturecom Holdings, Ltd.                                900,000    196,152
    Dah Sing Banking Group, Ltd.                             725,422  1,068,993
    Dah Sing Financial Holdings, Ltd.                        259,250  1,363,152
    Dan Form Holdings Co., Ltd.                            1,227,900    147,554
    Dickson Concepts International, Ltd.                     446,500    236,116
    Dorsett Hospitality International, Ltd.                1,026,000    283,477
*   DVN Holdings, Ltd.                                       966,000     50,983
    Eagle Nice International Holdings, Ltd.                  534,000    116,768
    EcoGreen Fine Chemicals Group, Ltd.                      232,000     45,496
    EganaGoldpfeil Holdings, Ltd                             209,588         --
    Emperor Capital Group, Ltd.                              204,000      9,339
    Emperor Entertainment Hotel, Ltd.                        860,000    262,147
    Emperor International Holdings                         1,810,416    507,764
    Emperor Watch & Jewellery, Ltd.                        5,440,000    555,248
*   Enviro Energy International Holdings, Ltd.               408,000      7,758
*   EPI Holdings, Ltd.                                     5,118,000    208,024
    Esprit Holdings, Ltd.                                  3,344,213  4,703,111
*   eSun Holdings, Ltd.                                    1,365,000    220,414
    Fairwood, Ltd.                                            80,000    170,805
#   Far East Consortium International Ltd/HK               1,406,643    450,806
    First Pacific Co., Ltd.                                2,915,756  4,045,753
#*  Fook Woo Group Holdings, Ltd.                            746,000    130,740

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
HONG KONG -- (Continued)
*   Fountain SET Holdings, Ltd.                           1,070,000 $   132,589
*   Foxconn International Holdings, Ltd.                  3,832,000   1,481,708
*   G-Resources Group, Ltd.                              25,809,000   1,215,870
*   Galaxy Entertainment Group, Ltd.                        415,000   1,855,064
*   Genting Hong Kong, Ltd.                                 678,000     328,283
    Get Nice Holdings, Ltd.                               5,926,000     275,332
#   Giordano International, Ltd.                          1,244,000   1,250,169
    Glorious Sun Enterprises, Ltd.                          796,000     237,073
    Gold Peak Industries Holding, Ltd.                      453,000      53,844
    Golden Resources Development International, Ltd.        676,000      35,303
*   Greenheart Group, Ltd.                                  162,000      12,573
    Guangnan Holdings, Ltd.                                 756,000      87,743
    Guotai Junan International Holdings, Ltd.               764,000     322,563
    Haitong International Securities Group, Ltd.            747,492     314,675
    Hang Fung Gold Technology Ltd                           250,000          --
    Hang Lung Group, Ltd.                                   667,000   3,937,502
    Hang Lung Properties, Ltd.                            1,662,000   6,449,877
    Hang Seng Bank, Ltd.                                    106,800   1,790,324
*   Hans Energy Co., Ltd.                                   988,000      20,528
*   Hao Tian Resources Group, Ltd.                          148,000       8,106
    Harbour Centre Development, Ltd.                        158,000     322,277
    Henderson Land Development Co., Ltd.                    955,397   6,951,394
    HKR International, Ltd.                                 895,962     448,546
    Hon Kwok Land Investment Co., Ltd.                      234,000     100,983
    Hong Kong & China Gas Co., Ltd.                         584,519   1,764,415
#   Hong Kong Aircraft Engineering Co., Ltd.                 25,600     369,441
#   Hong Kong Exchanges and Clearing, Ltd.                  165,400   2,787,427
    Hong Kong Television Network, Ltd.                      406,000     122,273
#   Hong Kong Television Network, Ltd. ADR                   20,634     124,423
    Hongkong & Shanghai Hotels (The)                        867,924   1,412,049
    Hongkong Chinese, Ltd.                                1,625,143     318,240
    Hopewell Holdings, Ltd.                                 986,000   3,803,825
    Hsin Chong Construction Group, Ltd.                     756,000     110,293
*   Huafeng Group Holdings, Ltd.                          2,039,800      52,277
    Hung Hing Printing Group, Ltd.                          528,524      87,157
    Hutchison Telecommunications Hong Kong Holdings,
      Ltd.                                                2,266,000   1,203,925
    Hutchison Whampoa, Ltd.                               1,030,000  11,185,653
*   Hybrid Kinetic Group, Ltd.                            2,306,000      32,017
#   Hysan Development Co., Ltd.                             278,215   1,379,896
*   Imagi International Holdings, Ltd.                   11,120,000     122,170
    IPE Group, Ltd.                                       1,225,000      93,276
*   IRC, Ltd.                                             1,858,000     239,994
    IT, Ltd.                                                765,087     279,423
    ITC Properties Group, Ltd.                              228,400      97,191
*   Jinhui Holdings, Ltd.                                   167,000      34,985
*   JLF Investment Co., Ltd.                                250,000      18,395
    Johnson Electric Holdings, Ltd.                       1,816,000   1,234,897
    K Wah International Holdings, Ltd.                    1,751,413     960,014
    Kam Hing International Holdings, Ltd.                    74,000       6,417
    Kantone Holdings, Ltd.                                2,444,360      23,043
    Kerry Properties, Ltd.                                  696,583   3,169,669
    Kin Yat Holdings, Ltd.                                  176,000      21,563

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
HONG KONG -- (Continued)
*   King Stone Energy Group, Ltd.                            872,000 $   41,254
    Kingmaker Footwear Holdings, Ltd.                        754,000    133,422
    Kingston Financial Group, Ltd.                         3,751,000    300,183
*   Ko Yo Chemical Group, Ltd.                             5,180,000     67,498
    Kowloon Development Co., Ltd.                            647,000    853,425
    L'Occitane International SA                               98,750    286,671
*   Lai Sun Development                                   16,549,666    498,368
*   Lai Sun Garment International, Ltd.                      990,000    195,195
    Lam Soon Hong Kong, Ltd.                                  12,000      6,965
    Lee's Pharmaceutical Holdings, Ltd.                       60,000     40,514
    Lerado Group Holdings Co.                                672,000     75,316
#   Li & Fung, Ltd.                                        1,777,250  2,302,024
    Lifestyle International Holdings, Ltd.                   294,000    648,615
    Lippo China Resources, Ltd.                            5,036,000    137,482
    Lippo, Ltd.                                              290,000    148,352
#   Liu Chong Hing Investment                                160,000    239,453
    Luen Thai Holdings, Ltd.                                 216,000     96,230
#   Luk Fook Holdings International, Ltd.                    332,000    946,496
    Luks Group Vietnam Holdings Co., Ltd.                    130,000     34,217
*   Lung Cheong International Holdings, Ltd.                 924,000     38,820
    Lung Kee Bermuda Holdings                                280,000    116,858
    Magnificent Estates                                    4,256,000    247,012
#   Man Wah Holdings, Ltd.                                   437,600    426,240
    Man Yue Technology Holdings, Ltd.                        254,000     37,984
*   Mei Ah Entertainment Group, Ltd.                       3,200,000     55,368
    Melco International Development, Ltd.                  1,419,000  2,769,365
    MGM China Holdings, Ltd.                                  32,400     76,483
    Midland Holdings, Ltd.                                 1,102,000    509,236
    Ming Fai International Holdings, Ltd.                    453,000     49,130
*   Ming Fung Jewellery Group, Ltd.                        3,484,000    128,419
    Miramar Hotel & Investment                               241,000    338,116
#*  Mongolian Mining Corp.                                 1,237,000    364,893
    MTR Corp., Ltd.                                          537,214  2,217,534
*   Nan Nan Resources Enterprise, Ltd.                       124,000     10,612
    Natural Beauty Bio-Technology, Ltd.                       70,000      5,688
*   Neo-Neon Holdings, Ltd.                                1,016,500    191,717
    New Century Group Hong Kong, Ltd.                        623,200     12,690
*   New Smart Energy Group, Ltd.                           7,350,000     71,042
    New World Development Co., Ltd.                        3,673,031  6,392,343
    Newocean Energy Holdings, Ltd.                         1,076,000    670,744
*   Next Media, Ltd.                                       1,162,000    125,923
*   Norstar Founders Group, Ltd.                             420,000         --
*   North Asia Resources Holdings, Ltd.                      615,000     26,923
    NWS Holdings, Ltd.                                     1,270,278  2,271,182
*   Orange Sky Golden Harvest Entertainment Holdings,
      Ltd.                                                 2,130,000    105,781
    Orient Overseas International, Ltd.                      369,000  2,196,376
#   Oriental Watch Holdings                                1,152,240    374,995
    Pacific Andes International Holdings, Ltd.             2,950,274    142,627
    Pacific Basin Shipping, Ltd.                           2,951,000  1,688,102
    Pacific Textile Holdings, Ltd.                           503,000    621,493
    Paliburg Holdings, Ltd.                                  728,790    247,583
*   Pan Asia Environmental Protection Group, Ltd.            398,000     29,833

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
HONG KONG -- (Continued)
    PCCW, Ltd.                                            2,887,000 $ 1,463,587
    PCCW, Ltd. ADR                                            7,400      38,036
#   Peace Mark Holdings, Ltd.                               308,000          --
*   Pearl Oriental Oil, Ltd.                              2,842,627     146,839
    Pegasus International Holdings, Ltd.                     82,000      11,749
    Pico Far East Holdings, Ltd.                            968,000     351,994
    Playmates Holdings, Ltd.                                 73,400      61,524
*   PNG Resources Holdings, Ltd.                          2,832,000      93,265
    Polytec Asset Holdings, Ltd.                          2,510,000     320,870
    Power Assets Holdings, Ltd.                             329,500   3,222,118
    Prada SpA                                                39,000     347,876
    Public Financial Holdings, Ltd.                         464,000     236,483
    PYI Corp., Ltd.                                       4,946,552     121,157
    Regal Hotels International Holdings, Ltd.               847,400     393,613
    Richfield Group Holdings, Ltd.                        2,392,000      88,140
*   Rising Development Holdings, Ltd.                       278,000      12,947
    SA SA International Holdings, Ltd.                      448,000     469,418
    Samsonite International SA                              909,000   2,239,456
#*  Sandmartin International Holdings, Ltd.                 270,000      15,318
    Sands China, Ltd.                                       192,800   1,013,735
    SCMP Group, Ltd.                                         10,000       2,513
    SEA Holdings, Ltd.                                      246,000     153,190
    Shangri-La Asia, Ltd.                                 1,204,166   2,336,060
    Shenyin Wanguo HK, Ltd.                                 470,000     168,776
    Shenzhen High-Tech Holdings, Ltd.                       124,000       6,155
*   Shougang Concord Technology Holdings                  1,600,000      73,753
    Shun Tak Holdings, Ltd.                               3,246,250   1,709,627
#   Silver base Group Holdings, Ltd.                         44,000      10,169
    Sing Tao News Corp., Ltd.                               490,000      68,961
    Singamas Container Holdings, Ltd.                     2,308,000     566,957
*   Sino Distillery Group, Ltd.                             664,000      53,082
    Sino Land Co., Ltd.                                   2,866,584   4,731,330
#*  Sino-Tech International Holdings, Ltd.                8,630,000      32,251
*   Sinocop Resources Holdings, Ltd.                        380,000      24,537
    Sitoy Group Holdings, Ltd.                                4,000       1,815
    SJM Holdings, Ltd.                                      308,000     781,558
    SmarTone Telecommunications Holdings, Ltd.              322,803     575,856
#   SOCAM Development, Ltd.                                 414,488     598,368
*   Solomon Systech International, Ltd.                   1,974,000      53,964
    Soundwill Holdings, Ltd.                                 16,000      39,116
*   South China China, Ltd.                               1,088,000     110,011
    Stella International Holdings, Ltd.                     183,500     541,789
    Stelux Holdings International, Ltd.                     637,600     215,574
*   Success Universe Group, Ltd.                          1,064,000      24,610
    Sun Hing Vision Group Holdings, Ltd.                    122,000      41,400
    Sun Hung Kai & Co., Ltd.                              1,139,787     797,661
    Sun Hung Kai Properties, Ltd.                           832,036  12,042,037
*   Sun Innovation Holdings, Ltd.                         1,120,000      20,230
*   Superb Summit International Group, Ltd.               3,306,000     138,513
#*  Sustainable Forest Holdings, Ltd.                     4,087,500      28,014
    Swire Properties, Ltd.                                   10,250      36,250
    Symphony Holdings, Ltd.                                 511,500      19,408

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
HONG KONG -- (Continued)
    TAI Cheung Holdings                                    578,000 $    461,822
*   Talent Property Group, Ltd.                          1,245,000       25,776
#   Tan Chong International, Ltd.                          372,000      114,937
    Tao Heung Holdings, Ltd.                                36,000       22,928
#*  Taung Gold International, Ltd.                       3,200,000       65,566
    Techtronic Industries Co.                            1,748,500    4,190,129
    Television Broadcasts, Ltd.                            131,000      985,403
    Termbray Industries International                      112,000       15,728
    Texwinca Holdings, Ltd.                                768,000      897,832
*   Theme International Holdings, Ltd.                     250,000        7,559
*   Titan Petrochemicals Group, Ltd.                     3,200,000        1,031
*   Tom Group, Ltd.                                      1,250,000      140,587
    Tongda Group Holdings, Ltd.                          4,580,000      280,895
*   Town Health International Investments, Ltd.            384,835       23,847
    Tradelink Electronic Commerce, Ltd.                    220,000       48,398
    Transport International Holdings, Ltd.                 291,800      658,688
#   Trinity, Ltd.                                        1,188,000      467,629
*   TSC Group Holdings, Ltd.                               972,000      329,881
    Tse Sui Luen Jewellery International, Ltd.              60,000       28,225
    Tungtex Holdings                                        48,000        4,705
    Tysan Holdings, Ltd.                                   300,000       54,182
*   U-RIGHT International Holdings, Ltd.                 1,502,000           --
*   United Laboratories International Holdings, Ltd.
      (The)                                                921,500      346,011
    Universal Technologies Holdings, Ltd.                1,330,000       97,619
*   Value Convergence Holdings, Ltd.                       252,000       33,199
#   Value Partners Group, Ltd.                             538,000      330,286
    Varitronix International, Ltd.                         402,000      284,390
    Vedan International Holdings, Ltd.                   1,192,000       79,833
    Victory City International Holdings, Ltd.            1,263,533      199,024
    Vitasoy International Holdings, Ltd.                   448,000      545,876
    VST Holdings, Ltd.                                     936,000      251,220
#   VTech Holdings, Ltd.                                    93,100    1,186,208
    Wai Kee Holdings, Ltd.                                 222,000       59,348
    Wang On Group, Ltd.                                  5,520,000       85,521
    Wharf Holdings, Ltd.                                   791,750    7,082,199
    Wheelock & Co., Ltd.                                   902,000    5,043,876
    Win Hanverky Holdings, Ltd.                            598,000       81,015
    Wing Hang Bank, Ltd.                                   251,705    2,650,971
#   Wing On Co. International, Ltd.                        123,137      384,440
    Wing Tai Properties, Ltd.                              374,000      253,422
    Wong's Kong King International                         110,000       11,324
#*  Wynn Macau, Ltd.                                       286,400      871,074
    Xinyi Glass Holdings, Ltd.                           2,380,000    1,632,184
*   Xpress Group, Ltd.                                     100,000        3,996
    Yau Lee Holdings, Ltd.                                 218,000       48,667
    Yeebo International Hldg                                26,000        3,628
    YGM Trading, Ltd.                                      103,000      296,038
    Yue Yuen Industrial Holdings, Ltd.                     573,000    1,985,821
*   Yugang International, Ltd.                           4,450,000       30,445
    Zhuhai Holdings Investment Group, Ltd.                 642,000       98,635
                                                                   ------------
TOTAL HONG KONG                                                     212,526,628
                                                                   ------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
IRELAND -- (0.5%)
    Aer Lingus Group P.L.C.                                 137,266 $   249,435
    Anglo Irish Bank Corp. P.L.C.                           457,521          --
    Anglo Irish Bank Corp. P.L.C. (B06H8J9)                 165,847          --
*   Bank of Ireland                                       5,459,088   1,216,236
#*  Bank of Ireland Sponsored ADR                            69,496     633,108
    C&C Group P.L.C. (B010DT8)                               24,767     154,984
    C&C Group P.L.C. (B011Y09)                              442,022   2,745,839
    CRH P.L.C. (4182249)                                    159,235   3,428,905
    CRH P.L.C. (0182704)                                     70,855   1,524,297
    CRH P.L.C. Sponsored ADR                                424,196   9,124,456
    DCC P.L.C. (4189477)                                     81,310   2,974,222
    DCC P.L.C. (0242493)                                     25,457     931,318
    Dragon Oil P.L.C.                                       312,945   3,040,134
*   Elan Corp. P.L.C.                                        11,725     135,719
*   Elan Corp. P.L.C. Sponsored ADR                         203,900   2,385,630
    FBD Holdings P.L.C. (4330231)                            16,995     276,453
    FBD Holdings P.L.C. (0329028)                            18,709     303,091
    Glanbia P.L.C. (4058629)                                 32,138     430,554
    Glanbia P.L.C. (0066950)                                 74,909   1,002,935
    Grafton Group P.L.C.                                    222,505   1,550,678
    IFG Group P.L.C.                                         45,155      83,056
*   Independent News & Media P.L.C. (B59HWB1)                53,280       2,751
*   Independent News & Media P.L.C. (B5TR5N4)                 9,779         502
    Irish Continental Group P.L.C.                            6,787     184,830
*   Kenmare Resources P.L.C.                                357,459     148,475
    Kerry Group P.L.C. Class A (4519579)                     22,072   1,303,151
    Kerry Group P.L.C. Class A (0490656)                     76,886   4,548,630
    Kingspan Group P.L.C. (4491235)                         153,678   1,855,174
    Kingspan Group P.L.C. (0492793)                          19,320     233,546
    McInerney Holdings P.L.C.                                94,047          --
    Paddy Power P.L.C. (4828974)                             11,659     982,127
    Paddy Power P.L.C. (0258810)                              7,672     644,902
    Smurfit Kappa Group P.L.C.                              160,858   2,391,626
                                                                    -----------
TOTAL IRELAND                                                        44,486,764
                                                                    -----------
ISRAEL -- (0.5%)
*   Africa Israel Investments, Ltd.                         121,315     294,438
*   Africa Israel Properties, Ltd.                           16,146     191,238
*   Airport City, Ltd.                                       11,947      73,319
*   AL-ROV Israel, Ltd.                                       4,964     138,757
*   Allot Communications, Ltd.                                3,534      40,794
*   Alon Holdings Blue Square Israel, Ltd.                   22,459      84,749
*   Alrov Properties and Lodgings, Ltd.                       1,870      42,627
*   Alvarion, Ltd.                                            7,596      22,954
    Amot Investments, Ltd.                                   47,660     134,684
*   AudioCodes, Ltd.                                         29,705     117,999
    Avgol Industries 1953, Ltd.                              30,929      30,634
    Azrieli Group                                            44,450   1,283,454
    Babylon, Ltd.                                            23,921     143,874
*   Bank Hapoalim BM                                        983,232   4,573,754
*   Bank Leumi Le-Israel BM                               1,362,407   4,842,565
    Bayside Land Corp.                                          687     154,107

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
ISRAEL -- (Continued)
    Bezeq The Israeli Telecommunication Corp., Ltd.          877,684 $1,274,849
    Big Shopping Centers 2004, Ltd.                              221      7,285
*   Biocell, Ltd.                                                937      7,216
*   BioLine RX, Ltd.                                          81,468     15,099
    Cellcom Israel, Ltd. (B23WQK8)                            15,074    146,116
    Cellcom Israel, Ltd. (M2196U109)                          11,479    112,265
*   Ceragon Networks, Ltd.                                    14,237     55,351
*   Clal Biotechnology Industries, Ltd.                       45,491     97,907
    Clal Industries, Ltd.                                    115,000    456,997
    Clal Insurance Enterprises Holdings, Ltd.                 30,971    514,277
    Delek Automotive Systems, Ltd.                            30,910    331,825
    Delek Group, Ltd.                                          3,983  1,050,127
    Delta-Galil Industries, Ltd.                               1,021     14,997
    DS Apex Holdings, Ltd.                                    17,159     62,467
*   El Al Israel Airlines                                    152,065     25,068
*   Elbit Imaging, Ltd.                                       14,867     32,837
    Elbit Systems, Ltd.                                       31,099  1,298,115
    Electra, Ltd.                                              2,080    255,580
    Elron Electronic Industries, Ltd.                         20,508    111,563
*   Evogene, Ltd.                                             19,051    105,169
*   EZchip Semiconductor, Ltd. (6554998)                       2,588     58,663
#*  EZchip Semiconductor, Ltd. (M4146Y108)                    24,727    564,023
*   First International Bank Of Israel, Ltd.                  37,868    552,100
    FMS Enterprises Migun, Ltd.                                3,360     39,570
*   Formula Systems 1985, Ltd.                                 8,566    179,977
    Frutarom Industries, Ltd.                                 54,460    804,973
*   Gilat Satellite Networks, Ltd. (B01BZ39)                  28,182    159,157
*   Gilat Satellite Networks, Ltd. (M51474118)                 4,324     23,998
*   Given Imaging, Ltd.                                       14,112    223,971
    Golf & Co., Ltd.                                          12,895     37,798
*   Hadera Paper, Ltd.                                         3,379    196,114
    Harel Insurance Investments & Financial Services, Ltd.    16,226    808,132
    Industrial Buildings Corp.                                57,446     86,406
    Israel Chemicals, Ltd.                                    96,757  1,153,004
*   Israel Discount Bank, Ltd. Class A                     1,170,060  1,967,100
    Israel Land Development Co., Ltd. (The)                    7,214     27,163
    Ituran Location and Control, Ltd. (B0LDC23)               19,138    308,132
    Ituran Location and Control, Ltd. (M6158M104)              1,690     26,972
*   Jerusalem Oil Exploration                                 14,413    377,681
*   Kamada, Ltd.                                              12,435    142,246
*   Kardan Yazamut                                             7,525        479
    Magic Software Enterprises, Ltd.                          10,713     59,450
    Matrix IT, Ltd.                                           60,110    304,718
*   Mazor Robotics, Ltd.                                       5,614     26,458
    Melisron, Ltd.                                            13,054    270,641
*   Mellanox Technologies, Ltd.                               21,944  1,149,585
*   Menorah Mivtachim Holdings, Ltd.                          38,730    413,057
    Migdal Insurance & Financial Holding, Ltd.               481,361    789,460
*   Mizrahi Tefahot Bank, Ltd.                               251,259  2,570,498
*   Naphtha Israel Petroleum Corp., Ltd.                      35,462    179,942
    Neto ME Holdings, Ltd.                                     1,394     52,688
*   NICE Systems, Ltd. Sponsored ADR                          55,680  1,974,970

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
ISRAEL -- (Continued)
*   Nitsba Holdings 1995, Ltd.                               25,669 $   298,024
*   Nova Measuring Instruments, Ltd.                          7,574      67,977
*   Oil Refineries, Ltd.                                  1,381,782     723,530
*   Orckit Communications, Ltd.                               1,062         211
*   Ormat Industries                                        104,634     621,780
    Osem Investments, Ltd.                                   29,010     587,371
    Partner Communications Co., Ltd.                         35,307     244,409
    Partner Communications Co., Ltd. ADR                     10,175      70,513
*   Paz Oil Co., Ltd.                                         5,984     933,752
    Phoenix Holdings, Ltd. (The)                             82,452     251,243
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.      5,494     253,939
    Shikun & Binui, Ltd.                                    187,254     392,212
    Shufersal, Ltd.                                          54,981     200,218
    Strauss Group, Ltd.                                      43,951     647,477
*   Suny Electronic, Inc., Ltd.                               2,955       1,783
    Teva Pharmaceutical Industries, Ltd.                        264      10,136
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR      159,935   6,123,911
*   Tower Semiconductor, Ltd.                                20,742     136,187
*   Union Bank of Israel                                     27,261     103,810
                                                                    -----------
TOTAL ISRAEL                                                         45,342,666
                                                                    -----------
ITALY -- (1.9%)
    A2A SpA                                               1,098,559     864,801
    ACEA SpA                                                 57,556     394,132
*   Acotel Group SpA                                            164       4,184
*   Aedes SpA                                               413,437      20,165
#   Aeroporto di Venezia Marco Polo SpA - SAVE               28,144     410,020
    Alerion Cleanpower SpA                                   26,596     126,021
    Amplifon SpA                                             74,575     384,228
    Ansaldo STS SpA                                          52,621     543,811
*   Arnoldo Mondadori Editore SpA                           190,075     252,924
*   Ascopiave SpA                                            41,689      79,638
    Assicurazioni Generali SpA                              602,224  11,060,300
    Astaldi SpA                                              83,080     574,164
    Atlantia SpA                                             68,727   1,228,732
    Autogrill SpA                                            76,248     987,399
    Azimut Holding SpA                                      101,029   1,880,265
#   Banca Carige SpA                                      1,148,187     835,739
#   Banca Finnat Euramerica SpA                              48,133      17,930
    Banca Generali SpA                                       28,974     597,970
#   Banca IFIS SpA                                           11,030     115,499
#*  Banca Monte dei Paschi di Siena SpA                   8,896,834   2,510,664
    Banca Piccolo Credito Valtellinese Scarl                366,139     458,412
#   Banca Popolare dell'Emilia Romagna S.c.r.l.             569,870   4,832,955
*   Banca Popolare dell'Etruria e del Lazio                  20,702      47,234
#*  Banca Popolare di Milano Scarl                        5,235,249   3,505,824
#   Banca Popolare di Sondrio SCARL                         419,899   2,437,215
#   Banca Profilo SpA                                       191,941      65,810
    Banco di Desio e della Brianza SpA                       50,037     130,670
#*  Banco Popolare                                        1,894,556   2,736,813
    BasicNet SpA                                             47,125     103,869
    Beghelli SpA                                             52,121      24,749

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
ITALY -- (Continued)
*   Biesse SpA                                                8,931 $    30,432
    Brembo SpA                                               37,969     621,939
*   Brioschi Sviluppo Immobiliare SpA                       218,173      27,049
    Buzzi Unicem SpA                                        111,571   1,708,554
    Cairo Communication SpA                                  13,925      54,289
    Caltagirone Editore SpA                                 103,994     108,847
*   Carraro SpA                                              24,693      64,827
    Cembre SpA                                                4,534      43,934
    Cementir Holding SpA                                     95,049     267,871
    CIR-Compagnie Industriali Riunite SpA                   766,611     886,325
    Credito Bergamasco SpA                                    7,858     132,099
    Credito Emiliano SpA                                    168,561     964,692
*   d'Amico International Shipping SA                        13,646       8,602
    Danieli & C Officine Meccaniche SpA                      23,943     611,029
    Datalogic SpA                                             1,298       9,631
    Davide Campari-Milano SpA                               173,024   1,405,415
    De'Longhi SpA                                            47,129     715,221
*   Delclima                                                 35,945      40,354
#   DiaSorin SpA                                             11,549     433,492
*   Ei Towers SpA                                             9,416     332,341
    Enel Green Power SpA                                  1,149,041   2,451,156
    Enel SpA                                                765,895   2,962,005
    Engineering SpA                                           6,930     284,825
    Eni SpA                                                 369,171   8,810,786
#   Eni SpA Sponsored ADR                                   221,992  10,613,437
    ERG SpA                                                  97,492     934,619
    Esprinet SpA                                             48,675     236,738
*   Eurotech SpA                                             33,665      56,833
    Falck Renewables SpA                                    244,688     269,287
#   Fiat Industrial SpA                                     279,288   3,153,802
#*  Fiat SpA                                              1,296,040   7,766,426
*   Fiat SpA Sponsored ADR                                    8,900      53,934
    Fiera Milano SpA                                          2,610      15,384
#*  Finmeccanica SpA                                        682,403   3,554,695
#*  Fondiaria-Sai SpA                                       524,413   1,070,295
*   Gas Plus                                                  5,879      36,740
*   Gemina SpA                                              883,822   1,689,757
#   Geox SpA                                                147,930     448,863
    Gruppo Editoriale L'Espresso SpA                        179,761     187,295
    Gruppo MutuiOnline SpA                                      659       2,816
    Hera SpA                                                537,055   1,093,799
    IMMSI SpA                                               295,381     177,695
    Indesit Co. SpA                                          66,228     521,018
    Industria Macchine Automatiche SpA                        3,460      82,470
*   Intek Group SpA                                         363,715     150,625
    Interpump Group SpA                                     100,384     884,012
    Intesa Sanpaolo SpA                                   6,641,414  12,061,584
    Intesa Sanpaolo SpA Sponsored ADR                        13,817     149,085
    Iren SpA                                                484,757     495,123
#   Italcementi SpA                                         125,220     777,442
*   Italmobiliare SpA                                        11,862     241,989
*   Juventus Football Club SpA                              919,332     260,404

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
ITALY -- (Continued)
*   Landi Renzo SpA                                          62,245 $   103,969
    Lottomatica Group SpA                                    62,496   1,594,349
    Luxottica Group SpA                                      13,535     701,035
    Luxottica Group SpA Sponsored ADR                        13,400     693,852
*   Maire Tecnimont SpA                                     158,965      76,834
#   Mariella Burani SpA                                       2,897          --
    MARR SpA                                                 25,692     309,896
#   Mediaset SpA                                          1,010,621   2,616,849
    Mediobanca SpA                                          731,673   4,656,835
    Mediolanum SpA                                          254,668   1,716,088
#*  Milano Assicurazioni SpA                                271,486     177,799
    Nice SpA                                                 16,046      53,697
    Parmalat SpA                                            940,095   2,899,330
#   Piaggio & C SpA                                         250,532     643,852
*   Pininfarina SpA                                          18,158      65,044
#   Pirelli & C. SpA                                        256,308   2,665,867
*   Poltrona Frau SpA                                        72,321     103,660
#*  Prelios SpA                                           1,728,709     165,902
*   Premafin Finanziaria SpA                                173,719      41,324
*   Prima Industrie SpA                                         514       6,596
#   Prysmian SpA                                             87,952   1,775,278
#*  RCS MediaGroup SpA                                      150,344     145,910
#   Recordati SpA                                            84,777     873,872
*   Reno de Medici SpA                                      220,924      34,286
    Reply SpA                                                 3,581     139,022
*   Retelit SpA                                             108,001      71,789
    Sabaf SpA                                                 3,423      41,968
#   SAES Getters SpA                                          4,958      49,405
*   Safilo Group SpA                                         59,326     972,304
    Saipem SpA                                               40,836   1,158,771
    Salvatore Ferragamo Italia SpA                            8,647     258,375
#*  Saras SpA                                               455,457     606,452
#*  Snai SpA                                                  8,397       8,603
    Snam SpA                                                346,334   1,704,352
*   Societa Cattolica di Assicurazioni S.c.r.l.              56,349   1,106,265
#   Societa Iniziative Autostradali e Servizi SpA            84,703     767,350
*   Societa Partecipazioni Finanziarie SpA                  271,551          --
    Societa per la Bonifica dei Terreni Ferraresi e
      Imprese Agricole SpA                                      954      47,183
#   Sogefi SpA                                               76,558     222,144
    SOL SpA                                                  25,548     169,834
*   Sorin SpA                                               409,895   1,148,948
#*  Telecom Italia Media SpA                                585,559      81,559
#   Telecom Italia SpA                                    4,790,519   4,069,067
#   Telecom Italia SpA Sponsored ADR                        342,088   2,853,014
#   Tenaris SA ADR                                           49,796   2,215,424
    Terna Rete Elettrica Nazionale SpA                      564,184   2,640,738
*   Tiscali SpA                                             932,426      51,686
    Tod's SpA                                                 5,013     728,335
#   Trevi Finanziaria Industriale SpA                        69,003     527,965
*   Uni Land SpA                                             58,555          --
*   UniCredit SpA                                         2,000,402  10,455,377
    Unione di Banche Italiane SCPA                        1,311,506   5,485,003

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                           ------- ------------
ITALY -- (Continued)
*   Unipol Gruppo Finanziario SpA                          346,395 $  1,185,668
    Vianini Lavori SpA                                      27,367      124,403
    Vittoria Assicurazioni SpA                              39,838      341,244
*   Yoox SpA                                                21,873      410,666
    Zignago Vetro SpA                                       11,452       72,077
                                                                   ------------
TOTAL ITALY                                                         169,031,134
                                                                   ------------
JAPAN -- (18.8%)
    1st Holdings, Inc.                                       3,600       32,509
    77 Bank, Ltd. (The)                                    544,000    3,229,644
*   A&A Material Corp.                                      12,000       11,988
    A&D Co., Ltd.                                           18,800      108,881
    A.S. One Corp.                                          15,490      366,267
#   ABC-Mart, Inc.                                           6,200      232,254
    Accordia Golf Co., Ltd.                                  1,474    1,674,628
    Achilles Corp.                                         248,000      356,357
    ADEKA Corp.                                            143,400    1,291,040
    Aderans Co., Ltd.                                        5,600       93,639
    Advan Co., Ltd.                                         21,700      275,102
    Advantest Corp.                                         60,700      909,456
    Advantest Corp. ADR                                     15,767      236,347
    Aeon Co., Ltd.                                         327,600    4,637,948
#   Aeon Delight Co., Ltd.                                   7,200      149,107
    Aeon Fantasy Co., Ltd.                                  10,500      194,479
    Aeon Mall Co., Ltd.                                     12,200      392,788
    Agrex, Inc.                                              4,200       37,416
    Ahresty Corp.                                           31,800      219,017
    Ai Holdings Corp.                                       45,900      459,147
    Aica Kogyo Co., Ltd.                                    48,300      972,911
    Aichi Bank, Ltd. (The)                                  14,000      801,547
    Aichi Corp.                                             51,200      239,801
    Aichi Steel Corp.                                      177,000      723,465
    Aichi Tokei Denki Co., Ltd.                             47,000      128,313
    Aida Engineering, Ltd.                                  78,800      651,910
*   Aigan Co., Ltd.                                         26,900       89,747
#   Ain Pharmaciez, Inc.                                     5,600      273,750
#   Aiphone Co., Ltd.                                       21,600      354,117
    Air Water, Inc.                                        109,000    1,764,957
    Airport Facilities Co., Ltd.                            35,100      262,303
    Aisan Industry Co., Ltd.                                51,200      491,789
    Aisin Seiki Co., Ltd.                                   66,800    2,411,265
    Aizawa Securities Co., Ltd.                                500        3,141
    Ajinomoto Co., Inc.                                    342,000    4,693,747
    Akita Bank, Ltd. (The)                                 269,000      748,727
    Alconix Corp.                                            7,800      156,192
#   Alfresa Holdings Corp.                                  56,100    3,337,597
    Alinco, Inc.                                             5,400       53,495
#   Allied Telesis Holdings KK                             113,500      103,894
    Alpen Co., Ltd.                                         25,400      530,269
    Alpha Corp.                                              3,500       38,477
    Alpha Systems, Inc.                                     11,520      168,471
    Alpine Electronics, Inc.                                77,000      785,902

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Alps Electric Co., Ltd.                                  281,600 $2,146,697
    Alps Logistics Co., Ltd.                                  10,900    117,843
#   Altech Corp.                                              11,300    122,268
#   Amada Co., Ltd.                                          569,000  4,565,803
    Amano Corp.                                               93,400  1,001,408
#   Amiyaki Tei Co., Ltd.                                         33    101,824
    Amuse, Inc.                                                8,520    202,661
    ANA Holdings, Inc.                                       291,000    633,808
    Anest Iwata Corp.                                         48,000    210,451
    Anritsu Corp.                                            119,000  1,779,514
    AOC Holdings, Inc.                                        64,000    225,158
    AOI Electronic Co., Ltd.                                   6,400    108,633
    AOI Pro, Inc.                                              5,500     40,186
    AOKI Holdings, Inc.                                       27,400    844,564
    Aomori Bank, Ltd. (The)                                  335,000    997,498
    Aoyama Trading Co., Ltd.                                  92,000  2,753,050
    Aozora Bank, Ltd.                                        767,000  2,403,086
    Arakawa Chemical Industries, Ltd.                         22,600    184,134
    Arata Corp.                                                2,000      7,808
    Araya Industrial Co., Ltd.                                59,000     84,802
    Arcland Sakamoto Co., Ltd.                                22,300    476,909
    Arcs Co., Ltd.                                            53,073  1,052,977
    Argo Graphics, Inc.                                        9,000    134,741
    Ariake Japan Co., Ltd.                                    24,300    558,392
*   Arisawa Manufacturing Co., Ltd.                           59,900    216,048
#   Arnest One Corp.                                          48,300  1,108,382
*   Arrk Corp.                                                56,500    188,391
    Artnature, Inc.                                            2,100     39,449
    Asahi Broadcasting Corp.                                   3,000     27,592
    Asahi Co., Ltd.                                            6,200    104,333
    Asahi Diamond Industrial Co., Ltd.                        84,500    885,595
    Asahi Glass Co., Ltd.                                    965,000  7,582,211
    Asahi Group Holdings, Ltd.                                91,400  2,272,894
    Asahi Holdings, Inc.                                      25,800    522,302
    Asahi Kasei Corp.                                      1,050,000  7,058,467
    Asahi Kogyosha Co., Ltd.                                  31,000    103,513
    Asahi Net, Inc.                                            7,000     35,832
    Asahi Organic Chemicals Industry Co., Ltd.                94,000    213,002
#*  Asanuma Corp.                                            138,000    114,983
    Asatsu-DK, Inc.                                           46,700  1,196,272
    Asax Co., Ltd.                                                22     49,307
*   Ashimori Industry Co., Ltd.                               87,000    128,614
#   Asics Corp.                                               42,700    770,850
    ASKA Pharmaceutical Co., Ltd.                             38,000    282,226
    ASKUL Corp.                                               19,500    346,942
    Astellas Pharma, Inc.                                     42,000  2,447,972
    Asunaro Aoki Construction Co., Ltd.                       41,500    226,467
#   Atom Corp.                                                14,400     84,557
    Atsugi Co., Ltd.                                         328,000    400,778
    Autobacs Seven Co., Ltd.                                 107,100  1,804,796
    Avex Group Holdings, Inc.                                 34,200    976,288
    Awa Bank, Ltd. (The)                                     331,000  1,957,149

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
#   Axell Corp.                                                2,600 $   54,020
    Azbil Corp.                                               92,900  2,005,995
    Bando Chemical Industries, Ltd.                          144,000    444,385
    Bank of Iwate, Ltd. (The)                                 23,400  1,006,956
    Bank of Kyoto, Ltd. (The)                                304,000  3,198,444
    Bank of Nagoya, Ltd. (The)                               251,000  1,190,988
    Bank of Okinawa, Ltd. (The)                               31,950  1,550,955
    Bank of Saga, Ltd. (The)                                 198,000    504,234
    Bank of the Ryukyus, Ltd.                                 64,400    950,639
    Bank of Yokohama, Ltd. (The)                           1,140,000  6,935,483
    Belc Co., Ltd.                                            14,338    248,377
    Belluna Co., Ltd.                                         36,150    354,697
    Benefit One, Inc.                                              5      6,926
    Benesse Holdings, Inc.                                    16,300    722,416
    Best Bridal, Inc.                                              8     13,548
#*  Best Denki Co., Ltd.                                     117,500    258,008
#   Bic Camera, Inc.                                           1,326    580,965
    Bit-isle, Inc.                                             5,500     78,517
    BML, Inc.                                                 14,300    369,308
    Bookoff Corp.                                             19,300    139,589
    Bridgestone Corp.                                         84,900  3,204,413
    Brother Industries, Ltd.                                 276,400  3,160,949
    Bunka Shutter Co., Ltd.                                   68,000    387,689
    CAC Corp.                                                 18,200    189,380
    Calbee, Inc.                                               3,200    316,374
    Calsonic Kansei Corp.                                    266,000  1,263,818
#   Can Do Co., Ltd.                                              33     60,303
    Canon Electronics, Inc.                                   35,400    720,781
    Canon Marketing Japan, Inc.                               84,400  1,229,374
    Canon, Inc.                                               59,534  2,141,110
#   Canon, Inc. Sponsored ADR                                 59,377  2,138,166
*   Carchs Holdings Co., Ltd.                                 21,500      9,900
#*  Casio Computer Co., Ltd.                                 241,500  2,000,902
    Cawachi, Ltd.                                             24,400    549,282
    Central Glass Co., Ltd.                                  343,000  1,213,137
    Central Japan Railway Co.                                 16,400  1,977,894
#   Central Sports Co., Ltd.                                     400      6,393
    Century Tokyo Leasing Corp.                               68,230  2,013,924
    Chiba Bank, Ltd. (The)                                   690,000  5,357,607
*   Chiba Kogyo Bank, Ltd. (The)                              62,000    561,218
    Chino Corp.                                               54,000    122,950
    Chiyoda Co., Ltd.                                         30,600    883,393
#   Chiyoda Corp.                                             75,000    771,072
    Chiyoda Integre Co., Ltd.                                 22,100    323,684
#   Chori Co., Ltd.                                           23,200    261,859
    Chubu Electric Power Co., Inc.                            77,300  1,000,729
    Chubu Shiryo Co., Ltd.                                    29,700    171,860
    Chuetsu Pulp & Paper Co., Ltd.                           122,000    188,138
#*  Chugai Mining Co., Ltd.                                  259,700    111,592
    Chugai Pharmaceutical Co., Ltd.                           19,800    492,967
#   Chugai Ro Co., Ltd.                                      116,000    307,558
    Chugoku Bank, Ltd. (The)                                 208,000  3,626,676

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
#   Chugoku Electric Power Co., Inc. (The)                   72,000 $1,033,445
    Chugoku Marine Paints, Ltd.                             114,000    575,510
    Chukyo Bank, Ltd. (The)                                 183,000    387,582
    Chuo Denki Kogyo Co., Ltd.                               31,000    111,279
#   Chuo Gyorui Co., Ltd.                                    38,000     85,771
    Chuo Spring Co., Ltd.                                    60,000    207,871
    Citizen Holdings Co., Ltd.                              427,850  2,531,154
    CKD Corp.                                                91,700    669,702
#*  Clarion Co., Ltd.                                       128,000    181,677
    Cleanup Corp.                                            28,100    213,732
#   CMIC Holdings Co., Ltd.                                   9,800    213,036
*   CMK Corp.                                                75,800    264,133
*   Co-Op Chemical Co., Ltd.                                 26,000     35,236
#   Coca-Cola Central Japan Co., Ltd.                        45,700    688,919
    Coca-Cola West Co., Ltd.                                104,302  1,939,905
    Cocokara fine, Inc.                                      23,320    881,665
    Computer Engineering & Consulting, Ltd.                  17,600    123,364
    COMSYS Holdings Corp.                                   184,200  2,439,291
    Core Corp.                                                4,800     36,734
    Corona Corp.                                             22,200    250,163
#   Cosel Co., Ltd.                                          24,300    278,852
*   Cosmo Oil Co., Ltd.                                     935,000  2,233,060
#*  Cosmos Initia Co., Ltd.                                  19,800    256,089
#   Cosmos Pharmaceutical Corp.                               3,000    334,553
    Create Medic Co., Ltd.                                    3,500     31,985
    CREATE SD HOLDINGS Co., Ltd.                                500     22,197
    Credit Saison Co., Ltd.                                 156,300  4,572,025
    Cresco, Ltd.                                             36,000    290,845
    Cross Plus, Inc.                                          2,000     18,349
    CTI Engineering Co., Ltd.                                12,300     89,088
    Cybernet Systems Co., Ltd.                                  104     33,684
    Cybozu, Inc.                                                130     34,128
    Dai Nippon Printing Co., Ltd.                           536,000  5,248,320
#   Dai Nippon Toryo Co., Ltd.                              120,000    220,533
    Dai-Dan Co., Ltd.                                        42,000    222,976
    Dai-Ichi Kogyo Seiyaku Co., Ltd.                         47,000    121,238
    Dai-ichi Life Insurance Co., Ltd. (The)                   2,652  3,655,695
    Dai-ichi Seiko Co., Ltd.                                 15,700    230,313
    Daibiru Corp.                                            79,100  1,102,926
    Daicel Corp.                                            413,000  3,333,244
    Daido Kogyo Co., Ltd.                                    32,000     54,500
    Daido Metal Co., Ltd.                                    52,000    412,231
    Daido Steel Co., Ltd.                                   409,000  2,229,203
    Daidoh, Ltd.                                             33,400    229,723
#*  Daiei, Inc. (The)                                       178,400    701,249
    Daifuku Co., Ltd.                                       148,500  1,314,207
    Daihatsu Diesel Manufacturing Co., Ltd.                  10,000     52,138
    Daihatsu Motor Co., Ltd.                                 66,000  1,309,225
    Daihen Corp.                                            170,000    517,818
*   Daiho Corp.                                             118,000    155,240
#*  Daiichi Chuo KK                                          73,000     94,788
    Daiichi Jitsugyo Co., Ltd.                               78,000    393,585

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                    3,000 $    56,286
    Daiichi Sankyo Co., Ltd.                                131,900   2,580,850
    Daiichikosho Co., Ltd.                                   14,500     431,176
    Daiken Corp.                                            115,000     314,425
    Daiki Aluminium Industry Co., Ltd.                       43,000      94,146
    Daiki Ataka Engineering Co., Ltd.                         3,000      12,489
#   Daikin Industries, Ltd.                                  48,900   1,963,686
    Daiko Clearing Services Corp.                             7,200      56,789
    Daikoku Denki Co., Ltd.                                  12,400     329,892
#   Daikokutenbussan Co., Ltd.                                3,900     106,791
    Daikyo, Inc.                                            458,392   1,772,781
    Dainichi Co., Ltd.                                       17,300     145,196
    Dainichiseika Color & Chemicals Manufacturing Co.,
      Ltd.                                                  102,000     476,639
    Dainippon Sumitomo Pharma Co., Ltd.                      97,300   1,787,141
#   Daio Paper Corp.                                        144,000     864,316
    Daisan Bank, Ltd. (The)                                 202,000     365,291
#   Daiseki Co., Ltd.                                        46,725     895,167
    Daishi Bank, Ltd. (The)                                 431,000   1,704,903
    Daishinku Corp.                                          43,000     135,202
    Daiso Co., Ltd.                                         118,000     346,677
#   Daisyo Corp.                                             24,700     314,225
    Daito Bank, Ltd. (The)                                  243,000     249,867
    Daito Electron Co., Ltd.                                  1,000       4,603
    Daito Pharmaceutical Co., Ltd.                           11,800     170,137
    Daito Trust Construction Co., Ltd.                       13,200   1,279,885
    Daiwa House Industry Co., Ltd.                          300,000   6,780,622
    Daiwa Industries, Ltd.                                   33,000     206,950
    Daiwa Securities Group, Inc.                          1,455,000  12,909,707
#   Daiwabo Holdings Co., Ltd.                              305,000     576,265
    DC Co., Ltd.                                             25,000      83,456
    DCM Holdings Co., Ltd.                                  155,480   1,535,074
#   Dena Co., Ltd.                                           19,700     561,176
    Denki Kagaku Kogyo KK                                   795,000   2,908,459
    Denki Kogyo Co., Ltd.                                   109,000     505,849
    Denso Corp.                                             125,500   5,627,501
    Dentsu, Inc.                                            110,300   3,834,406
    Denyo Co., Ltd.                                          23,900     346,265
    Descente, Ltd.                                           61,000     393,311
    DIC Corp.                                               566,000   1,267,010
#   Digital Garage, Inc.                                        106     390,218
#   Disco Corp.                                              17,700   1,143,825
    DMW Corp.                                                   900      15,396
    Don Quijote Co., Ltd.                                    14,200     773,758
    Doshisha Co., Ltd.                                       32,200     507,897
    Doutor Nichires Holdings Co., Ltd.                       49,623     707,975
    Dowa Holdings Co., Ltd.                                 273,500   1,960,323
#   Dr Ci:Labo Co., Ltd.                                         79     240,225
    DTS Corp.                                                35,600     595,190
    Dunlop Sports Co., Ltd.                                  20,000     248,179
    Duskin Co., Ltd.                                         78,000   1,583,835
    Dynic Corp.                                              14,000      26,613
    Eagle Industry Co., Ltd.                                 39,000     382,276

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Earth Chemical Co., Ltd.                                   3,400 $  120,208
    East Japan Railway Co.                                    37,900  3,199,393
    Ebara Corp.                                              585,000  2,456,302
    Ebara Jitsugyo Co., Ltd.                                   3,700     50,743
    Echo Trading Co., Ltd.                                     3,000     25,316
#   EDION Corp.                                              136,400    638,825
    Ehime Bank, Ltd. (The)                                   192,000    495,220
#   Eidai Co., Ltd.                                           13,000     64,154
    Eighteenth Bank, Ltd. (The)                              284,000    732,185
    Eiken Chemical Co., Ltd.                                  27,200    449,113
    Eisai Co., Ltd.                                           16,800    766,654
    Eizo Corp.                                                25,600    443,300
    Elecom Co., Ltd.                                           1,600     22,303
    Electric Power Development Co., Ltd.                      29,000    828,240
    Elematec Corp.                                            10,103    136,329
    Emori & Co., Ltd.                                          1,500     18,854
    en-japan, Inc.                                                61    102,101
#   Enplas Corp.                                               9,900    575,034
*   Enshu, Ltd.                                               23,000     48,057
    Ensuiko Sugar Refining Co., Ltd.                          11,000     50,546
#   EPS Corp.                                                    138    218,697
    ESPEC Corp.                                               35,300    293,416
    Excel Co., Ltd.                                            1,500     15,217
    Exedy Corp.                                               52,000  1,305,446
#   Ezaki Glico Co., Ltd.                                     62,000    696,952
    F&A Aqua Holdings, Inc.                                   19,000    380,455
    F-Tech, Inc.                                               9,100    141,572
    Faith, Inc.                                                  847    101,737
    FALCO SD HOLDINGS Co., Ltd.                                7,800     98,558
    FamilyMart Co., Ltd.                                      17,300    790,619
    Fancl Corp.                                               74,300    811,744
    FANUC Corp.                                               12,800  1,932,187
    Fast Retailing Co., Ltd.                                   3,600  1,320,171
    FCC Co., Ltd.                                             47,900  1,214,327
#*  FDK Corp.                                                 84,000     74,210
    Felissimo Corp.                                            1,200     14,490
#   Ferrotec Corp.                                            53,600    224,488
    FIDEA Holdings Co., Ltd.                                  66,600    169,223
#   Fields Corp.                                              17,400    352,877
#*  First Baking Co., Ltd.                                    12,000     18,347
    Foster Electric Co., Ltd.                                 34,200    466,720
    FP Corp.                                                  10,300    683,188
#   France Bed Holdings Co., Ltd.                            173,000    378,152
    Fuji Co. Ltd/Ehime                                        22,500    412,621
    Fuji Corp., Ltd.                                          35,400    235,019
    Fuji Electric Co., Ltd.                                  829,000  2,836,493
    Fuji Electronics Co., Ltd.                                17,000    215,432
    Fuji Furukawa Engineering & Construction Co., Ltd.        10,000     26,466
    Fuji Heavy Industries, Ltd.                              428,000  8,078,702
    Fuji Kiko Co., Ltd.                                       17,000     60,031
    Fuji Kosan Co., Ltd.                                      11,000     77,257
#   Fuji Kyuko Co., Ltd.                                      14,000    131,574

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Fuji Media Holdings, Inc.                                    456 $  991,130
    Fuji Oil Co. Ltd/Osaka                                    97,900  1,552,758
    Fuji Oozx, Inc.                                            6,000     25,907
    Fuji Pharma Co., Ltd.                                      3,000     61,732
    Fuji Seal International, Inc.                             37,200  1,049,098
#   Fuji Soft, Inc.                                           32,800    877,386
#   Fujibo Holdings, Inc.                                    150,000    421,284
    Fujicco Co., Ltd.                                         31,600    363,660
    FUJIFILM Holdings Corp.                                  237,075  4,870,356
    Fujikura Kasei Co., Ltd.                                  42,500    176,046
    Fujikura Rubber, Ltd.                                     18,900     57,471
    Fujikura, Ltd.                                           636,000  2,383,328
    Fujimi, Inc.                                              29,300    391,869
    Fujimori Kogyo Co., Ltd.                                  15,100    482,216
    Fujita Kanko, Inc.                                        11,000     58,668
    Fujitec Co., Ltd.                                         98,000  1,062,454
    Fujitsu Frontech, Ltd.                                    25,200    168,287
    Fujitsu General, Ltd.                                     42,000    410,570
    Fujitsu, Ltd.                                          1,360,292  5,713,332
    Fujiya Co., Ltd.                                          81,000    167,950
    FuKoKu Co., Ltd.                                           7,700     72,400
    Fukuda Corp.                                              42,000    168,705
    Fukui Bank, Ltd. (The)                                   297,000    622,509
    Fukuoka Financial Group, Inc.                            729,600  3,732,427
    Fukushima Bank, Ltd. (The)                               356,000    329,523
    Fukushima Industries Corp.                                 8,300    225,422
#   Fukuyama Transporting Co., Ltd.                          233,000  1,301,100
    Fumakilla, Ltd.                                           15,000     47,024
    Funai Consulting, Inc.                                    18,400    140,976
    Furukawa Battery Co., Ltd.                                 5,000     28,114
    Furukawa Co., Ltd.                                       461,000    592,379
#   Furukawa Electric Co., Ltd.                            1,006,067  2,545,929
#   Furukawa-Sky Aluminum Corp.                              141,000    436,337
    Furuno Electric Co., Ltd.                                  3,400     26,952
    Furusato Industries, Ltd.                                 14,900    149,066
    Fuso Pharmaceutical Industries, Ltd.                      96,000    407,591
*   Futaba Industrial Co., Ltd.                               92,300    429,788
    Future Architect, Inc.                                        69     34,787
    Fuyo General Lease Co., Ltd.                              24,400  1,110,940
    G-7 Holdings, Inc.                                         6,500     49,354
    G-Tekt Corp.                                              11,200    352,608
#   Gakken Holdings Co., Ltd.                                 98,000    308,869
    Gecoss Corp.                                              25,000    196,134
    Geo Holdings Corp.                                           449    536,728
    GLOBERIDE, Inc.                                           54,000     79,808
    Glory, Ltd.                                               95,700  2,629,780
#   GMO internet, Inc.                                        32,500    425,469
    Godo Steel, Ltd.                                         217,000    357,713
    Goldcrest Co., Ltd.                                       28,530    938,485
    Goldwin, Inc.                                             72,000    416,394
    Gourmet Kineya Co., Ltd.                                  28,000    198,123
#   Gree, Inc.                                                35,100    449,893

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
#   GS Yuasa Corp.                                           499,000 $2,115,454
#   GSI Creos Corp.                                          122,000    177,823
#   Gulliver International Co., Ltd.                          80,100    643,716
    Gun-Ei Chemical Industry Co., Ltd.                        89,000    208,429
#   Gunma Bank, Ltd. (The)                                   602,000  3,829,787
    Gunze, Ltd.                                              319,000    832,382
    Gurunavi, Inc.                                             1,200     17,809
    H-One Co., Ltd.                                            9,200    113,181
    H2O Retailing Corp.                                      160,000  1,782,827
    Hachijuni Bank, Ltd. (The)                               468,000  3,186,320
#   Hagihara Industries, Inc.                                  4,200     76,797
    Hagoromo Foods Corp.                                       3,000     33,379
#   HAJIME CONSTRUCTION Co., Ltd.                              5,200    339,717
    Hakudo Co., Ltd.                                           5,600     45,925
    Hakuhodo DY Holdings, Inc.                                27,390  2,257,306
    Hakuto Co., Ltd.                                          23,500    240,427
    Hamakyorex Co., Ltd.                                       9,200    325,835
#   Hamamatsu Photonics KK                                    24,300  1,001,882
#   Hankyu Hanshin Holdings, Inc.                            821,000  5,316,176
    Hanwa Co., Ltd.                                          311,000  1,172,610
    Happinet Corp.                                            21,600    172,805
    Harashin Narus Holdings Co., Ltd.                          7,600    135,893
#   Hard Off Corp. Co., Ltd.                                   7,300     49,248
    Harima Chemicals Group, Inc.                              22,000    106,330
    Haruyama Trading Co., Ltd.                                 2,400     17,994
*   Haseko Corp.                                           1,146,000  1,674,186
#   Hazama Ando Corp.                                        165,680    390,575
    Heiwa Corp.                                               45,400    942,481
    Heiwa Real Estate Co., Ltd.                               57,900  1,475,259
    Heiwado Co., Ltd.                                         52,000    940,031
    HI-LEX Corp.                                               2,100     45,135
    Hibiya Engineering, Ltd.                                  40,600    398,271
    Hiday Hidaka Corp.                                         9,720    197,097
    Higashi Nihon House Co., Ltd.                              6,000     52,125
    Higashi-Nippon Bank, Ltd. (The)                          200,000    506,814
    Higo Bank, Ltd. (The)                                    275,000  1,864,834
#   Hikari Tsushin, Inc.                                      25,200  1,374,163
    Hino Motors, Ltd.                                        107,000  1,634,410
    Hioki EE Corp.                                             2,400     38,479
#   Hiroshima Bank, Ltd. (The)                               769,000  4,053,856
    Hisaka Works, Ltd.                                        39,000    362,613
#   Hisamitsu Pharmaceutical Co., Inc.                        11,600    682,066
#*  Hitachi Cable, Ltd.                                      239,000    413,309
    Hitachi Capital Corp.                                     78,700  1,962,085
    Hitachi Chemical Co., Ltd.                                99,200  1,555,123
    Hitachi Construction Machinery Co., Ltd.                  72,700  1,729,424
    Hitachi High-Technologies Corp.                           80,600  2,013,489
    Hitachi Koki Co., Ltd.                                    83,900    728,781
    Hitachi Kokusai Electric, Inc.                            72,000    847,932
    Hitachi Medical Corp.                                     33,000    525,104
    Hitachi Metals Techno, Ltd.                                3,500     25,794
#   Hitachi Metals, Ltd.                                     112,100  1,158,952

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Hitachi Transport System, Ltd.                           74,200 $ 1,179,567
    Hitachi Zosen Corp.                                   1,189,500   1,977,858
    Hitachi, Ltd.                                           697,000   4,454,418
    Hitachi, Ltd. ADR                                        95,037   6,025,346
    Hochiki Corp.                                            15,000      71,418
    Hodogaya Chemical Co., Ltd.                              78,000     176,394
    Hogy Medical Co., Ltd.                                   20,900   1,286,413
    Hohsui Corp.                                             11,000      15,707
*   Hokkaido Electric Power Co., Inc.                       108,900   1,381,802
#   Hokkaido Gas Co., Ltd.                                   75,000     196,333
    Hokkan Holdings, Ltd.                                    70,000     215,069
    Hokko Chemical Industry Co., Ltd.                        25,000      87,253
    Hokkoku Bank, Ltd. (The)                                388,000   1,646,191
    Hokuetsu Bank, Ltd. (The)                               316,000     743,566
    Hokuetsu Industries Co., Ltd.                            10,000      24,426
#   Hokuetsu Kishu Paper Co., Ltd.                          182,295     810,763
    Hokuhoku Financial Group, Inc.                        1,982,000   4,625,172
    Hokuriku Electric Industry Co., Ltd.                     84,000     105,469
    Hokuriku Electric Power Co.                              99,900   1,473,359
    Hokuriku Electrical Construction Co., Ltd.                9,000      35,151
#   Hokuto Corp.                                             27,100     522,137
    Honda Motor Co., Ltd.                                    47,800   1,907,338
#   Honda Motor Co., Ltd. Sponsored ADR                     417,161  16,678,097
#   Honeys Co., Ltd.                                         27,960     362,673
#*  Hoosiers Holdings Co., Ltd.                              23,700     353,731
    Horiba, Ltd.                                             54,100   1,955,961
    Hoshizaki Electric Co., Ltd.                             30,100   1,002,508
    Hosiden Corp.                                            96,600     553,102
    Hosokawa Micron Corp.                                    41,000     366,901
    House Foods Corp.                                       108,300   1,888,599
#   Howa Machinery, Ltd.                                    184,000     243,607
    Hoya Corp.                                              114,000   2,284,142
    Hurxley Corp.                                             2,200      17,534
    Hyakugo Bank, Ltd. (The)                                334,000   1,672,073
    Hyakujushi Bank, Ltd. (The)                             353,000   1,396,408
    I Metal Technology Co., Ltd.                             14,000      24,019
    I-Net Corp/Kanagawa                                       7,400      54,969
    Ibiden Co., Ltd.                                        204,700   3,588,164
    IBJ Leasing Co., Ltd.                                    19,200     674,986
    Ichibanya Co., Ltd.                                       1,300      58,013
#   Ichigo Group Holdings Co., Ltd.                             407     420,062
    Ichiken Co., Ltd.                                        22,000      42,998
*   Ichikoh Industries, Ltd.                                 65,000      97,727
    ICHINEN HOLDINGS Co., Ltd.                               25,072     184,840
    Ichiyoshi Securities Co., Ltd.                           52,500     763,475
    Idec Corp.                                               36,800     327,972
    Idemitsu Kosan Co., Ltd.                                 22,900   1,937,341
    Ihara Chemical Industry Co., Ltd.                        57,000     389,665
    IHI Corp.                                               838,000   3,124,850
    Iino Kaiun Kaisha, Ltd.                                 136,100     947,055
#*  Ikegami Tsushinki Co., Ltd.                              54,000      50,440
#   Ikyu Corp.                                                   67     105,008

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
#   Imasen Electric Industrial                               21,600 $  251,296
    Imperial Hotel, Ltd.                                      7,550    294,231
#   Inaba Denki Sangyo Co., Ltd.                             31,200    921,291
    Inaba Seisakusho Co., Ltd.                               17,800    257,371
    Inabata & Co., Ltd.                                      73,000    572,396
    Inageya Co., Ltd.                                        24,600    255,624
    Ines Corp.                                               60,600    457,957
    Infocom Corp.                                                30     53,459
    Information Services International-Dentsu, Ltd.          20,200    237,573
    Innotech Corp.                                           21,500     94,411
    Inpex Corp.                                               1,121  5,424,861
    Intage, Inc.                                              4,000    106,790
    Internet Initiative Japan, Inc.                          18,900    764,775
#*  Inui Steamship Co., Ltd.                                 38,300    168,703
    Inui Warehouse Co., Ltd.                                  5,000     45,507
    Iriso Electronics Co., Ltd.                               1,300     29,244
    Ise Chemical Corp.                                       18,000    149,726
    Iseki & Co., Ltd.                                       294,000  1,070,593
    Isetan Mitsukoshi Holdings, Ltd.                        359,240  5,725,521
*   Ishihara Sangyo Kaisha, Ltd.                            479,000    423,900
    Ishizuka Glass Co., Ltd.                                 12,000     23,585
    Isuzu Motors, Ltd.                                      333,000  2,219,222
    IT Holdings Corp.                                       122,400  1,837,438
    ITC Networks Corp.                                        4,100     37,113
    Ito En, Ltd.                                             25,700    619,271
    ITOCHU Corp.                                            451,700  5,600,828
    Itochu Enex Co., Ltd.                                    80,600    444,122
    Itochu Techno-Solutions Corp.                            11,400    542,497
    Itochu-Shokuhin Co., Ltd.                                10,700    397,687
    Itoham Foods, Inc.                                      251,000  1,154,141
    Itoki Corp.                                              68,400    428,587
#   Iwai Cosmo Holdings, Inc.                                20,700    321,282
    Iwaki & Co., Ltd.                                        13,000     29,604
#*  Iwasaki Electric Co., Ltd.                              111,000    233,453
    Iwatani Corp.                                           226,000  1,009,251
    Iwatsu Electric Co., Ltd.                               163,000    189,104
    Iyo Bank, Ltd. (The)                                    347,157  3,635,987
    Izumi Co., Ltd.                                          47,100  1,270,905
    Izumiya Co., Ltd.                                        96,000    480,358
#*  Izutsuya Co., Ltd.                                      124,000    139,164
    J Front Retailing Co., Ltd.                             616,600  5,180,219
    J-Oil Mills, Inc.                                       166,000    515,935
    Jalux, Inc.                                               2,900     28,870
    Jamco Corp.                                              11,000    113,274
#*  Janome Sewing Machine Co., Ltd.                         198,000    172,761
    Japan Airport Terminal Co., Ltd.                         66,200  1,022,508
    Japan Aviation Electronics Industry, Ltd.                95,000    823,276
    Japan Carlit Co., Ltd.                                   22,000    153,449
    Japan Cash Machine Co., Ltd.                             17,500    315,926
    Japan Digital Laboratory Co., Ltd.                       35,100    432,882
#   Japan Drilling Co., Ltd.                                    700     46,558
    Japan Electronic Materials Corp.                          4,100     16,426

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
#   Japan Exchange Group, Inc.                                 3,700 $  454,175
#   Japan Foundation Engineering Co., Ltd.                    10,400     35,570
    Japan Medical Dynamic Marketing, Inc.                      2,600      8,238
    Japan Oil Transportation Co., Ltd.                         2,000      4,780
    Japan Pulp & Paper Co., Ltd.                             128,000    391,313
#*  Japan Radio Co., Ltd.                                     98,000    372,257
#   Japan Steel Works, Ltd. (The)                            376,000  1,910,234
    Japan Tobacco, Inc.                                       70,200  2,653,645
    Japan Transcity Corp.                                     74,000    294,310
#   Japan Vilene Co., Ltd.                                    50,000    250,305
    Japan Wool Textile Co., Ltd. (The)                        93,000    802,304
    Jastec Co., Ltd.                                          13,400     96,000
    JBCC Holdings, Inc.                                       22,200    208,330
    JCU Corp.                                                  2,100    105,457
#   JFE Holdings, Inc.                                       355,708  7,723,101
    JGC Corp.                                                 38,000  1,125,991
    Jidosha Buhin Kogyo Co., Ltd.                             18,000     92,494
#   Jimoto Holdings, Inc.                                      7,500     18,164
    JK Holdings Co., Ltd.                                     10,900     75,222
#   JMS Co., Ltd.                                             40,000    156,186
*   Joban Kosan Co., Ltd.                                     79,000    167,166
#   Joshin Denki Co., Ltd.                                    63,000    564,603
#   Jowa Holdings Co., Ltd.                                    2,700     87,597
#   Joyo Bank, Ltd. (The)                                    605,000  3,718,931
    JSP Corp.                                                 34,700    507,351
    JSR Corp.                                                 50,800  1,169,418
    JTEKT Corp.                                              212,800  2,169,785
#*  Juki Corp.                                                76,000    129,161
    Juroku Bank, Ltd. (The)                                  546,000  2,321,328
*   Justsystems Corp.                                         33,000    204,436
#   JVC Kenwood Corp.                                        248,770    644,144
    JX Holdings, Inc.                                      1,148,170  6,234,398
    K's Holdings Corp.                                        63,620  2,242,819
    Kabuki-Za Co., Ltd.                                        1,000     50,142
#   Kadokawa Group Holdings, Inc.                             32,700  1,026,282
    Kaga Electronics Co., Ltd.                                31,900    261,452
#   Kagome Co., Ltd.                                          56,500  1,019,397
    Kagoshima Bank, Ltd. (The)                               245,000  1,793,961
#   Kajima Corp.                                             693,000  2,212,822
#   Kakaku.com, Inc.                                          19,200    496,357
    Kaken Pharmaceutical Co., Ltd.                            40,000    709,291
#   Kameda Seika Co., Ltd.                                    21,600    566,191
    Kamei Corp.                                               43,000    435,497
    Kamigumi Co., Ltd.                                       372,000  3,488,146
    Kanaden Corp.                                             27,000    174,090
    Kanagawa Chuo Kotsu Co., Ltd.                             11,000     72,197
    Kanamoto Co., Ltd.                                        43,000    992,751
    Kandenko Co., Ltd.                                       185,000    840,582
    Kaneka Corp.                                             449,000  2,704,842
*   Kanematsu Corp.                                          535,000    741,983
    Kanematsu Electronics, Ltd.                               41,300    513,186
*   Kansai Electric Power Co., Inc. (The)                    182,100  2,224,777

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Kansai Paint Co., Ltd.                                   180,000 $2,309,734
    Kansai Urban Banking Corp.                                55,000     75,132
#*  Kanto Denka Kogyo Co., Ltd.                               79,000    202,243
    Kanto Natural Gas Development, Ltd.                       42,000    282,742
    Kao Corp.                                                 35,000  1,210,231
#*  Kappa Create Holdings Co., Ltd.                            5,900    110,878
    Kasai Kogyo Co., Ltd.                                     46,000    227,521
    Kasumi Co., Ltd.                                          63,000    452,482
    Katakura Chikkarin Co., Ltd.                              20,000     56,392
    Katakura Industries Co., Ltd.                             29,300    507,199
    Kato Sangyo Co., Ltd.                                     34,000    722,392
#   Kato Works Co., Ltd.                                      91,128    335,001
#   KAWADA TECHNOLOGIES, Inc.                                  4,700    126,166
    Kawai Musical Instruments Manufacturing Co., Ltd.        126,000    230,692
    Kawakin Holdings Co., Ltd.                                10,000     34,002
    Kawasaki Heavy Industries, Ltd.                          929,000  2,962,514
    Kawasaki Kasei Chemicals, Ltd.                            23,000     28,805
    Kawasaki Kinkai Kisen Kaisha, Ltd.                        28,000     85,913
    Kawasaki Kisen Kaisha, Ltd.                            1,538,000  3,384,116
    Kawasumi Laboratories, Inc.                               22,000    164,287
#   KDDI Corp.                                                62,600  3,010,266
    Keihan Electric Railway Co., Ltd.                        280,000  1,204,418
    Keihanshin Building Co., Ltd.                             20,200    158,138
    Keihin Co. Ltd/Minato-Ku Tokyo Japan                      59,000    120,988
#   Keihin Corp.                                              78,600  1,285,302
    Keikyu Corp.                                             119,000  1,316,892
    Keio Corp.                                               139,000  1,195,652
    Keisei Electric Railway Co., Ltd.                        166,000  1,755,084
    Keiyo Bank, Ltd. (The)                                   385,000  2,368,239
#   Keiyo Co., Ltd.                                           50,400    254,884
#   Kenko Mayonnaise Co., Ltd.                                 4,700     43,627
    Kentucky Fried Chicken Japan, Ltd.                         5,000    108,780
    Kewpie Corp.                                             129,900  1,958,685
    KEY Coffee, Inc.                                          22,100    347,885
    Keyence Corp.                                              3,405  1,080,562
    Kikkoman Corp.                                           149,050  2,829,109
    Kimoto Co., Ltd.                                          43,800    349,780
    Kimura Chemical Plants Co., Ltd.                          25,100     94,466
    Kinden Corp.                                             202,000  1,473,708
    King Jim Co., Ltd.                                           500      4,060
    Kinki Sharyo Co., Ltd.                                    45,000    144,760
#   Kintetsu Corp.                                           388,000  1,962,583
    Kintetsu World Express, Inc.                              12,700    457,392
#   Kinugawa Rubber Industrial Co., Ltd.                      65,000    340,501
    Kirin Holdings Co., Ltd.                                 284,980  4,986,856
    Kirindo Co., Ltd.                                          2,700     19,744
    Kisoji Co., Ltd.                                          16,200    322,073
    Kita-Nippon Bank, Ltd. (The)                              10,200    262,747
    Kitagawa Iron Works Co., Ltd.                            154,000    267,330
    Kitano Construction Corp.                                 89,000    199,181
    Kito Corp.                                                15,100    160,484
    Kitz Corp.                                               147,500    852,454

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Kiyo Holdings, Inc.                                      971,000 $1,694,744
*   KLab, Inc.                                                 4,200     26,190
    Koa Corp.                                                 59,300    638,851
    Koatsu Gas Kogyo Co., Ltd.                                38,000    207,703
    Kobayashi Pharmaceutical Co., Ltd.                        13,700    748,499
*   Kobe Steel, Ltd.                                       2,899,000  3,786,319
#   Kohnan Shoji Co., Ltd.                                    53,800    660,808
    Kohsoku Corp.                                              6,200     56,066
    Koike Sanso Kogyo Co., Ltd.                               40,000     93,298
    Koito Manufacturing Co., Ltd.                            127,000  2,456,905
#   Kojima Co., Ltd.                                          37,100    126,400
    Kokuyo Co., Ltd.                                         135,064  1,089,656
    KOMAIHALTEC, Inc.                                         71,000    180,480
    Komatsu Seiren Co., Ltd.                                  47,000    242,490
    Komatsu Wall Industry Co., Ltd.                            9,000    216,762
    Komatsu, Ltd.                                            106,000  2,904,185
    Komeri Co., Ltd.                                          45,300  1,408,676
#   Konaka Co., Ltd.                                          29,880    414,132
    Konami Corp.                                             113,362  2,585,963
#   Konami Corp. ADR                                          19,770    448,384
    Kondotec, Inc.                                            26,400    161,558
    Konica Minolta, Inc.                                     468,000  3,306,356
    Konishi Co., Ltd.                                         20,400    378,515
#*  Kosaido Co., Ltd.                                            600      2,566
#   Kose Corp.                                                47,400  1,238,083
    Koshidaka Holdings Co., Ltd.                               1,200     42,841
    Krosaki Harima Corp.                                      82,000    185,387
    KRS Corp.                                                 11,500    114,631
    KU Holdings Co., Ltd.                                      7,800     75,117
#   Kubota Corp. Sponsored ADR                                44,682  3,196,997
*   Kumagai Gumi Co., Ltd.                                   239,000    289,941
#   Kumiai Chemical Industry Co., Ltd.                        79,000    523,303
#   Kura Corp.                                                14,900    262,849
    Kurabo Industries, Ltd.                                  301,000    565,749
    Kuraray Co., Ltd.                                        218,900  3,324,390
    Kuraudia Co., Ltd.                                         1,200     16,634
#   Kureha Corp.                                             215,000    760,131
    Kurimoto, Ltd.                                           182,000    621,284
    Kurita Water Industries, Ltd.                            134,400  2,759,083
    Kuroda Electric Co., Ltd.                                 51,900    689,889
    Kusuri No Aoki Co., Ltd.                                   3,300    240,805
    KYB Co., Ltd.                                            278,000  1,519,196
    Kyocera Corp.                                             33,515  3,409,231
    Kyocera Corp. Sponsored ADR                               28,900  2,930,460
    Kyoden Co., Ltd.                                           7,000      9,641
    Kyodo Printing Co., Ltd.                                 124,000    470,372
#   Kyodo Shiryo Co., Ltd.                                   118,000    144,150
    Kyoei Sangyo Co., Ltd.                                    21,000     36,278
    Kyoei Steel, Ltd.                                         27,700    530,209
#*  Kyoei Tanker Co., Ltd.                                    35,000     95,589
*   Kyokuto Boeki Kaisha, Ltd.                                16,000     40,366
    Kyokuto Kaihatsu Kogyo Co., Ltd.                          52,400    549,460

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Kyokuto Securities Co., Ltd.                             29,400 $  552,665
#   Kyokuyo Co., Ltd.                                       114,000    288,786
    KYORIN Holdings, Inc.                                    55,800  1,490,961
    Kyoritsu Maintenance Co., Ltd.                           15,940    482,096
    Kyosan Electric Manufacturing Co., Ltd.                  97,000    321,974
    Kyoto Kimono Yuzen Co., Ltd.                             12,900    141,237
    Kyowa Exeo Corp.                                        141,400  1,669,498
    Kyowa Hakko Kirin Co., Ltd.                             176,000  2,160,306
    Kyowa Leather Cloth Co., Ltd.                            13,100     44,208
    Kyudenko Corp.                                           67,000    313,687
*   Kyushu Electric Power Co., Inc.                         104,600  1,444,880
    LAC Co., Ltd.                                             7,400     47,924
    Lasertec Corp.                                           13,200    322,183
    Lawson, Inc.                                             10,200    803,088
    LEC, Inc.                                                 7,400     97,855
#   Life Corp.                                               13,200    184,224
    Lintec Corp.                                             73,100  1,330,994
#   Lion Corp.                                              177,000  1,034,194
#   LIXIL Group Corp.                                       177,919  3,999,858
*   Lonseal Corp.                                            23,000     35,433
    Look, Inc.                                               55,000    210,220
#   M3, Inc.                                                    168    379,985
    Macnica, Inc.                                            16,000    328,070
#   Macromill, Inc.                                           7,800    111,639
#   Maeda Corp.                                             207,000    992,866
    Maeda Road Construction Co., Ltd.                       107,000  1,618,795
    Maezawa Kasei Industries Co., Ltd.                       11,000    121,373
    Maezawa Kyuso Industries Co., Ltd.                       16,100    221,815
#   Makino Milling Machine Co., Ltd.                        170,000  1,010,911
    Makita Corp.                                             14,500    884,471
    Makita Corp. Sponsored ADR                               12,696    763,918
#   Mamiya-Op Co., Ltd.                                      66,000    176,243
    Mandom Corp.                                             20,800    761,660
    Marche Corp.                                              2,000     16,490
    Mars Engineering Corp.                                   13,500    301,644
    Marubeni Corp.                                          495,359  3,555,809
    Marubun Corp.                                            27,100    124,424
    Marudai Food Co., Ltd.                                  166,000    551,039
*   Maruei Department Store Co., Ltd.                        38,000     45,337
#   Maruetsu, Inc. (The)                                     60,000    214,859
    Maruha Nichiro Holdings, Inc.                           488,815    977,493
    Marui Group Co., Ltd.                                   351,500  4,080,097
    Maruka Machinery Co., Ltd.                                7,200     96,011
    Marusan Securities Co., Ltd.                            108,700    923,379
#   Maruwa Co. Ltd/Aichi                                     14,100    429,420
#   Maruyama Manufacturing Co., Inc.                         70,000    205,228
*   Maruzen CHI Holdings Co., Ltd.                            6,400     17,967
    Maruzen Showa Unyu Co., Ltd.                             88,000    316,328
    Marvelous AQL, Inc.                                         163     92,445
    Matsuda Sangyo Co., Ltd.                                 22,962    332,733
    Matsui Construction Co., Ltd.                            27,000     97,449
#   Matsui Securities Co., Ltd.                              85,100  1,071,052

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Matsumotokiyoshi Holdings Co., Ltd.                      51,000 $ 1,459,878
*   Matsuya Co., Ltd.                                        14,700     289,394
    Matsuya Foods Co., Ltd.                                  17,200     286,501
    Max Co., Ltd.                                            56,000     638,964
    Maxvalu Tokai Co., Ltd.                                  10,100     138,906
*   Mazda Motor Corp.                                     2,344,000   8,031,573
#   McDonald's Holdings Co. Japan, Ltd.                       8,500     247,928
    MEC Co., Ltd.                                            15,200     100,013
    Medical System Network Co., Ltd.                          8,000      40,670
    Medipal Holdings Corp.                                  192,600   3,021,909
#*  Megachips Corp.                                          16,500     250,276
    Megane TOP Co., Ltd.                                     19,500     281,019
    Megmilk Snow Brand Co., Ltd.                             82,400   1,266,654
#   Meidensha Corp.                                         264,000     789,266
    MEIJI Holdings Co., Ltd.                                 53,610   2,420,170
    Meiji Shipping Co., Ltd.                                  6,200      31,854
    Meiko Electronics Co., Ltd.                               5,100      35,954
#   Meisei Electric Co., Ltd.                                 4,000       4,149
    Meisei Industrial Co., Ltd.                              52,000     237,167
    Meitec Corp.                                             17,300     445,820
    Meito Sangyo Co., Ltd.                                   12,900     132,872
    Meito Transportation Co., Ltd.                            1,300       8,581
#   Meiwa Corp.                                              42,200     181,923
*   Meiwa Estate Co., Ltd.                                   26,500     167,816
#   Melco Holdings, Inc.                                     20,800     343,415
    Mesco, Inc.                                               6,000      34,831
    Message Co., Ltd.                                            74     219,033
    Michinoku Bank, Ltd. (The)                              176,000     426,517
    Mie Bank, Ltd. (The)                                    109,000     262,193
    Mikuni Coca-Cola Bottling Co., Ltd.                      47,300     560,662
    Mikuni Corp.                                              7,000      16,381
    Milbon Co., Ltd.                                          5,280     200,306
    Mimasu Semiconductor Industry Co., Ltd.                  27,100     274,311
    Minato Bank, Ltd. (The)                                 286,000     525,861
#   Minebea Co., Ltd.                                       547,000   1,748,212
    Ministop Co., Ltd.                                       25,600     441,406
    Miraca Holdings, Inc.                                    20,800   1,037,230
    Miraial Co., Ltd.                                         1,900      39,431
    Mirait Holdings Corp.                                   104,130   1,124,584
    Miroku Jyoho Service Co., Ltd.                           23,000      83,165
    Misawa Homes Co., Ltd.                                   22,000     393,286
#   MISUMI Group, Inc.                                       29,500     900,717
    Mitani Corp.                                             14,400     256,554
    Mito Securities Co., Ltd.                               102,000     626,501
    Mitsuba Corp.                                            71,000     842,337
    Mitsubishi Chemical Holdings Corp.                    1,297,000   6,325,626
    Mitsubishi Corp.                                        677,200  12,191,129
    Mitsubishi Electric Corp.                               246,000   2,345,213
    Mitsubishi Estate Co., Ltd.                              75,073   2,445,211
    Mitsubishi Gas Chemical Co., Inc.                       527,000   4,029,149
    Mitsubishi Heavy Industries, Ltd.                     1,177,000   8,116,651
#*  Mitsubishi Kakoki Kaisha, Ltd.                          110,000     225,194

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    Mitsubishi Logistics Corp.                              185,000 $ 3,307,235
    Mitsubishi Materials Corp.                            1,112,200   3,190,242
*   Mitsubishi Motors Corp.                               1,010,000   1,193,091
#   Mitsubishi Nichiyu Forklift Co., Ltd.                    31,000     121,469
    Mitsubishi Paper Mills, Ltd.                            397,000     392,229
    Mitsubishi Pencil Co., Ltd.                              34,600     732,704
    Mitsubishi Research Institute, Inc.                         600      12,850
    Mitsubishi Shokuhin Co., Ltd.                            10,600     312,441
    Mitsubishi Steel Manufacturing Co., Ltd.                217,000     465,657
#   Mitsubishi Tanabe Pharma Corp.                          175,000   2,661,983
    Mitsubishi UFJ Financial Group, Inc.                  4,596,200  31,184,479
#   Mitsubishi UFJ Financial Group, Inc. ADR              1,847,677  12,527,250
    Mitsuboshi Belting Co., Ltd.                             88,000     472,561
    Mitsui & Co., Ltd.                                      513,700   7,077,069
#   Mitsui & Co., Ltd. Sponsored ADR                         15,592   4,264,724
#   Mitsui Chemicals, Inc.                                1,385,065   3,205,363
#   Mitsui Engineering & Shipbuilding Co., Ltd.           1,260,000   2,331,377
#   Mitsui Fudosan Co., Ltd.                                178,000   6,057,878
    Mitsui High-Tec, Inc.                                    45,100     324,145
    Mitsui Home Co., Ltd.                                    46,000     276,559
    Mitsui Knowledge Industry Co., Ltd.                         942     159,370
    Mitsui Matsushima Co., Ltd.                             201,000     389,506
    Mitsui Mining & Smelting Co., Ltd.                      942,000   2,123,154
*   Mitsui OSK Lines, Ltd.                                1,030,000   4,289,261
    Mitsui Sugar Co., Ltd.                                  155,000     486,840
    Mitsui-Soko Co., Ltd.                                   163,000   1,111,201
*   Mitsumi Electric Co., Ltd.                              170,000     973,991
    Mitsumura Printing Co., Ltd.                             15,000      41,322
    Mitsuuroko Holdings Co., Ltd.                            37,300     192,406
    Miura Co., Ltd.                                          40,300     948,732
#*  Miyaji Engineering Group, Inc.                           95,000     166,286
    Miyazaki Bank, Ltd. (The)                               212,000     627,144
    Miyoshi Oil & Fat Co., Ltd.                              86,000     149,503
    Mizuho Financial Group, Inc.                         10,641,060  23,415,192
    Mizuno Corp.                                            164,605     702,957
    Mochida Pharmaceutical Co., Ltd.                         51,000     678,125
    Modec, Inc.                                              18,100     521,999
    Monex Group, Inc.                                           863     389,381
    Money Partners Group Co., Ltd.                               64      16,596
#   Monogatari Corp. (The)                                      700      25,236
#   Mori Seiki Co., Ltd.                                    159,100   1,999,396
    Morinaga & Co., Ltd.                                    291,000     624,152
    Morinaga Milk Industry Co., Ltd.                        301,000     886,777
    Morita Holdings Corp.                                    57,000     482,646
    Morozoff, Ltd.                                           48,000     152,411
    Mory Industries, Inc.                                    45,000     141,713
    MOS Food Services, Inc.                                  22,000     438,945
    Moshi Moshi Hotline, Inc.                                34,500     510,962
    Mr Max Corp.                                             35,900     126,825
    MS&AD Insurance Group Holdings                          252,474   6,774,046
    MTI, Ltd.                                                   700       5,850
    Murata Manufacturing Co., Ltd.                           43,900   3,574,939

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
JAPAN -- (Continued)
#   Musashi Seimitsu Industry Co., Ltd.                      30,000 $  724,756
    Musashino Bank, Ltd. (The)                               52,700  2,240,592
#   Mutoh Holdings Co., Ltd.                                 43,000    106,891
    Nabtesco Corp.                                           38,300    845,181
    NAC Co., Ltd.                                             6,600    117,160
#   Nachi-Fujikoshi Corp.                                   277,000  1,238,023
    Nagaileben Co., Ltd.                                     17,200    294,353
    Nagano Bank, Ltd. (The)                                  83,000    156,876
    Nagano Keiki Co., Ltd.                                    1,700     12,473
    Nagase & Co., Ltd.                                      192,200  2,460,767
    Nagatanien Co., Ltd.                                     10,000     90,042
#   Nagoya Railroad Co., Ltd.                               505,000  1,566,913
    Nakabayashi Co., Ltd.                                    59,000    124,791
    Nakamuraya Co., Ltd.                                     35,000    152,634
    Nakano Corp.                                              1,000      2,641
#*  Nakayama Steel Works, Ltd.                              165,000    120,438
    Namco Bandai Holdings, Inc.                             123,200  2,245,494
    Namura Shipbuilding Co., Ltd.                             8,800     47,459
    Nankai Electric Railway Co., Ltd.                       311,000  1,248,720
    Nanto Bank, Ltd. (The)                                  322,000  1,420,868
#   Natori Co., Ltd.                                          6,200     59,821
    NDS Co., Ltd.                                            52,000    161,658
#   NEC Capital Solutions, Ltd.                              18,800    697,028
    NEC Corp.                                             2,351,800  6,109,516
    NEC Fielding, Ltd.                                       32,300    427,424
#   NEC Mobiling, Ltd.                                       12,000    682,976
    NEC Networks & System Integration Corp.                  39,200    859,524
    NET One Systems Co., Ltd.                               134,900  1,183,320
    Neturen Co., Ltd.                                        48,500    387,480
*   New Japan Chemical Co., Ltd.                             56,000    151,672
    Nexon Co., Ltd.                                          26,600    322,955
    Next Co., Ltd.                                            6,100     63,196
    NGK Insulators, Ltd.                                    182,000  2,199,859
    NGK Spark Plug Co., Ltd.                                196,000  3,304,324
    NHK Spring Co., Ltd.                                    218,600  2,366,249
    Nice Holdings, Inc.                                     106,000    300,329
    Nichia Steel Works, Ltd.                                 53,000    179,200
#   Nichias Corp.                                           158,000    965,556
    Nichiban Co., Ltd.                                       38,000    158,728
    Nichicon Corp.                                           94,100    991,780
    Nichiden Corp.                                            8,900    210,250
    Nichiha Corp.                                            34,900    559,398
    Nichii Gakkan Co.                                        83,600    851,074
    Nichimo Co., Ltd.                                        48,000    103,687
    Nichirei Corp.                                          328,000  1,929,570
    Nichireki Co., Ltd.                                      36,000    262,985
    Nidec Copal Corp.                                        23,600    194,593
    Nidec Copal Electronics Corp.                             1,500      7,113
#   Nidec Corp.                                              23,626  1,606,712
#   Nidec Corp. ADR                                           9,900    167,706
    Nidec-Tosok Corp.                                        17,300    145,200
#   Nifco, Inc.                                              69,300  1,582,272

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    NIFTY Corp.                                                 172 $  269,803
#   Nihon Chouzai Co., Ltd.                                   4,580    120,988
#   Nihon Dempa Kogyo Co., Ltd.                              27,400    273,046
    Nihon Kagaku Sangyo Co., Ltd.                            11,000     72,553
    Nihon Kohden Corp.                                       28,800  1,105,944
#   Nihon M&A Center, Inc.                                    5,800    305,949
    Nihon Nohyaku Co., Ltd.                                  79,000    751,482
    Nihon Parkerizing Co., Ltd.                              68,000  1,385,105
    Nihon Plast Co., Ltd.                                     2,900     16,655
    Nihon Shokuhin Kako Co., Ltd.                             7,000     27,973
    Nihon Trim Co., Ltd.                                      3,300    186,405
    Nihon Unisys, Ltd.                                       83,600    718,168
    Nihon Yamamura Glass Co., Ltd.                          151,000    299,316
    Nikkiso Co., Ltd.                                        78,000  1,105,363
    Nikko Co., Ltd.                                          31,000    122,162
    Nikon Corp.                                              46,000  1,001,241
    Nintendo Co., Ltd.                                       12,000  1,324,471
    Nippo Corp.                                              94,000  1,408,708
    Nippon Beet Sugar Manufacturing Co., Ltd.               153,000    287,727
#   Nippon Carbide Industries Co., Inc.                      54,000    261,021
#   Nippon Carbon Co., Ltd.                                 202,000    473,109
#   Nippon Ceramic Co., Ltd.                                  8,800    152,957
*   Nippon Chemi-Con Corp.                                  232,000    790,907
*   Nippon Chemical Industrial Co., Ltd.                    141,000    176,490
    Nippon Chemiphar Co., Ltd.                               16,000    103,518
    Nippon Chutetsukan KK                                    46,000    117,308
    Nippon Coke & Engineering Co., Ltd.                     384,000    498,068
#*  Nippon Columbia Co., Ltd.                               166,000     79,978
    Nippon Concrete Industries Co., Ltd.                     47,000    154,929
*   Nippon Conveyor Co., Ltd.                                57,000     49,143
    Nippon Denko Co., Ltd.                                  146,000    511,126
    Nippon Densetsu Kogyo Co., Ltd.                          51,000    572,127
    Nippon Electric Glass Co., Ltd.                         608,000  3,103,359
#   Nippon Express Co., Ltd.                                811,000  4,221,194
    Nippon Felt Co., Ltd.                                    15,100     68,055
    Nippon Filcon Co., Ltd.                                  16,300     71,345
    Nippon Fine Chemical Co., Ltd.                           23,700    165,752
    Nippon Flour Mills Co., Ltd.                            171,000    795,045
#   Nippon Formula Feed Manufacturing Co., Ltd.             128,000    164,336
    Nippon Gas Co., Ltd.                                     26,200    326,129
    Nippon Hume Corp.                                        38,000    250,781
    Nippon Jogesuido Sekkei Co., Ltd.                         8,200    111,060
    Nippon Kanzai Co., Ltd.                                   7,000    115,258
    Nippon Kasei Chemical Co., Ltd.                          26,000     40,318
    Nippon Kayaku Co., Ltd.                                 181,000  2,609,611
#*  Nippon Kinzoku Co., Ltd.                                 87,000    109,991
    Nippon Koei Co., Ltd.                                   105,000    412,769
    Nippon Konpo Unyu Soko Co., Ltd.                         92,100  1,422,077
#*  Nippon Koshuha Steel Co., Ltd.                          153,000    149,298
    Nippon Light Metal Holdings Co., Ltd.                   744,600    877,027
    Nippon Meat Packers, Inc.                               156,000  2,395,675
    Nippon Paint Co., Ltd.                                  191,000  2,266,295

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#*  Nippon Paper Industries Co., Ltd.                       158,502 $ 2,374,158
    Nippon Parking Development Co., Ltd.                        143      11,635
    Nippon Pillar Packing Co., Ltd.                          35,000     286,531
    Nippon Piston Ring Co., Ltd.                            137,000     264,917
*   Nippon Rietec Co., Ltd.                                   1,000       5,949
    Nippon Road Co., Ltd. (The)                             129,000     771,533
    Nippon Seiki Co., Ltd.                                   60,000     791,974
    Nippon Seisen Co., Ltd.                                  36,000     150,101
    Nippon Sharyo, Ltd.                                     109,000     564,452
*   Nippon Sheet Glass Co., Ltd.                          1,580,000   1,821,340
    Nippon Shinyaku Co., Ltd.                                82,000   1,273,767
    Nippon Shokubai Co., Ltd.                               220,000   2,164,558
#   Nippon Signal Co., Ltd.                                  86,500     696,400
    Nippon Soda Co., Ltd.                                   249,000   1,159,778
    Nippon Steel & Sumitomo Metal Corp.                   3,971,415  10,577,762
    Nippon Steel Trading Co., Ltd.                           81,000     244,694
#   Nippon Suisan Kaisha, Ltd.                              430,800     836,026
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       78,000     747,088
    Nippon Telegraph & Telephone Corp.                       16,800     835,466
#   Nippon Telegraph & Telephone Corp. ADR                   71,400   1,775,718
    Nippon Television Holdings, Inc.                         54,400     961,711
    Nippon Thompson Co., Ltd.                               114,000     569,160
    Nippon Tungsten Co., Ltd.                                31,000      48,386
    Nippon Valqua Industries, Ltd.                          131,000     338,107
#*  Nippon Yakin Kogyo Co., Ltd.                            213,000     291,482
#   Nippon Yusen KK                                       1,545,904   4,035,668
#   Nipro Corp.                                             210,100   2,097,269
*   NIS Group Co., Ltd. ADR                                  30,800         216
    Nishi-Nippon City Bank, Ltd. (The)                    1,072,000   3,576,188
#   Nishi-Nippon Railroad Co., Ltd.                         272,000   1,114,619
    Nishimatsu Construction Co., Ltd.                       446,000     854,860
    Nishimatsuya Chain Co., Ltd.                             78,800     781,164
    Nishio Rent All Co., Ltd.                                 8,100     175,931
#   Nissan Chemical Industries, Ltd.                        148,700   1,927,379
    Nissan Motor Co., Ltd.                                  784,500   8,184,138
#   Nissan Shatai Co., Ltd.                                  95,000   1,267,608
    Nissan Tokyo Sales Holdings Co., Ltd.                    36,000     124,247
    Nissei Corp.                                              7,200      64,386
    Nissei Plastic Industrial Co., Ltd.                       9,100      72,130
    Nissen Holdings Co., Ltd.                                46,800     173,070
#*  Nissha Printing Co., Ltd.                                42,700     689,989
    Nisshin Fudosan Co.                                      26,600     248,732
    Nisshin Oillio Group, Ltd. (The)                        194,000     683,624
    Nisshin Seifun Group, Inc.                              162,200   2,095,667
    Nisshin Steel Holdings Co., Ltd.                        110,474     929,706
    Nisshinbo Holdings, Inc.                                216,000   1,569,154
    Nissin Corp.                                             93,000     273,151
#   Nissin Electric Co., Ltd.                                82,000     408,042
    Nissin Foods Holdings Co., Ltd.                          19,175     860,093
#   Nissin Kogyo Co., Ltd.                                   61,200   1,353,366
    Nissin Sugar Co., Ltd.                                    4,900     115,498
    Nissui Pharmaceutical Co., Ltd.                          18,200     218,888

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Nitchitsu Co., Ltd.                                      11,000 $    20,886
    Nitori Holdings Co., Ltd.                                 5,850     441,339
    Nitta Corp.                                              33,900     759,609
    Nittan Valve Co., Ltd.                                   27,500     103,092
    Nittetsu Mining Co., Ltd.                               106,000     513,377
*   Nitto Boseki Co., Ltd.                                  291,000   1,026,410
    Nitto Denko Corp.                                        41,800   2,746,240
    Nitto FC Co., Ltd.                                        5,100      32,410
    Nitto Kogyo Corp.                                        41,100     612,378
    Nitto Kohki Co., Ltd.                                    16,100     306,960
    Nitto Seiko Co., Ltd.                                    39,000     149,081
#   Nittoc Construction Co., Ltd.                            32,049     126,895
#   Nittoku Engineering Co., Ltd.                            21,400     211,946
    NKSJ Holdings, Inc.                                     264,000   6,700,623
    Noevir Holdings Co., Ltd.                                22,100     366,573
    NOF Corp.                                               249,000   1,341,367
    Nohmi Bosai, Ltd.                                        38,000     312,108
    NOK Corp.                                               173,700   2,504,870
#   Nomura Co., Ltd.                                         62,000     447,886
    Nomura Holdings, Inc.                                 1,462,300  11,950,944
#   Nomura Holdings, Inc. ADR                               402,117   3,293,338
#   Nomura Real Estate Holdings, Inc.                        94,600   2,543,209
#   Nomura Research Institute, Ltd.                          18,500     557,270
#   Noritake Co. Ltd/Nagoya Japan                           163,000     440,167
    Noritsu Koki Co., Ltd.                                   21,300     152,294
    Noritz Corp.                                             48,000   1,018,477
    North Pacific Bank, Ltd.                                418,200   1,439,913
    NS Solutions Corp.                                       28,500     580,595
*   NS United Kaiun Kaisha, Ltd.                            169,000     314,422
    NSD Co., Ltd.                                            56,300     641,549
#   NSK, Ltd.                                               316,000   2,556,291
    NTN Corp.                                               781,000   1,991,681
    NTT Data Corp.                                              435   1,377,247
    NTT DOCOMO, Inc.                                          5,124   8,484,821
#   NTT DOCOMO, Inc. Sponsored ADR                           44,600     739,022
    Nuflare Technology, Inc.                                     16     124,559
    Obara Group, Inc.                                        15,900     384,520
    Obayashi Corp.                                          611,000   3,759,282
    Obayashi Road Corp.                                      53,000     254,324
    OBIC Business Consultants, Ltd.                           5,500     313,230
    Obic Co., Ltd.                                            6,640   1,751,875
#   Odakyu Electric Railway Co., Ltd.                       155,000   1,866,664
#   Odelic Co., Ltd.                                          4,100     182,357
    Oenon Holdings, Inc.                                     99,000     279,292
    Ogaki Kyoritsu Bank, Ltd. (The)                         459,000   1,706,903
    Ohara, Inc.                                              13,600      92,975
    Ohashi Technica, Inc.                                     3,000      26,950
    Ohsho Food Service Corp.                                    800      23,345
    OIE Sangyo Co., Ltd.                                      1,200      10,125
    Oiles Corp.                                              41,568     836,613
    Oita Bank, Ltd. (The)                                   265,000   1,034,291
#   Oji Holdings Corp.                                      827,000   2,951,888

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Okabe Co., Ltd.                                          60,500 $  627,095
    Okamoto Industries, Inc.                                111,000    364,818
*   Okamoto Machine Tool Works, Ltd.                         47,000     70,407
    Okamura Corp.                                            97,000    735,410
#   Okasan Securities Group, Inc.                           178,000  2,233,260
    Okaya Electric Industries Co., Ltd.                       6,700     23,705
*   OKI Electric Cable Co., Ltd.                             12,000     17,627
    Okinawa Electric Power Co., Inc. (The)                   17,180    634,355
    OKK Corp.                                               153,000    303,516
    OKUMA Corp.                                             228,000  1,784,642
    Okumura Corp.                                           280,000  1,134,521
    Okura Industrial Co., Ltd.                               71,000    313,548
    Okuwa Co., Ltd.                                          30,000    326,820
    Olympic Corp.                                            19,000    137,760
*   Olympus Corp.                                            35,700    896,347
    Omron Corp.                                              68,100  2,151,270
    ONO Sokki Co., Ltd.                                      27,000    139,031
    Onoken Co., Ltd.                                         18,200    187,012
#   Onward Holdings Co., Ltd.                               240,000  2,242,737
    Optex Co., Ltd.                                          16,000    237,566
    Oracle Corp. Japan                                        7,200    308,455
    Organo Corp.                                             62,000    352,359
    Oriental Land Co., Ltd.                                   5,200    840,686
#   Origin Electric Co., Ltd.                                47,000    183,217
    Osaka Gas Co., Ltd.                                     455,000  1,971,978
    Osaka Organic Chemical Industry, Ltd.                    16,800     79,363
    Osaka Steel Co., Ltd.                                    20,800    381,031
    OSAKA Titanium Technologies Co.                          16,900    336,352
#   Osaki Electric Co., Ltd.                                 52,000    275,054
    OSG Corp.                                                51,200    779,002
    Otsuka Corp.                                              6,400    663,453
    Otsuka Kagu, Ltd.                                         2,100     23,364
    Oyo Corp.                                                30,300    496,625
    Pacific Industrial Co., Ltd.                             70,100    426,841
#   Pacific Metals Co., Ltd.                                274,000  1,379,448
    Pack Corp. (The)                                         15,500    312,281
    Pal Co., Ltd.                                            15,600    518,790
    Paltac Corp.                                             49,358    641,624
    PanaHome Corp.                                          153,000  1,204,339
    Panasonic Corp.                                         868,100  6,256,289
#*  Panasonic Corp. Sponsored ADR                           204,353  1,467,255
    Panasonic Industrial Devices SUNX Co., Ltd.              41,400    195,382
    Panasonic Information Systems                             1,800     42,432
    Parco Co., Ltd.                                          25,300    331,667
    Paris Miki Holdings, Inc.                                40,300    217,282
#   Park24 Co., Ltd.                                         25,600    516,556
*   Pasco Corp.                                              29,000    126,851
    Pasona Group, Inc.                                          205    163,845
    PCA Corp.                                                   500      5,538
#   Penta-Ocean Construction Co., Ltd.                      374,000    961,733
#   PIA Corp.                                                 4,000     67,208
    Pigeon Corp.                                              8,600    739,851

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Pilot Corp.                                                  165 $  672,132
    Piolax, Inc.                                              14,000    394,649
#*  Pioneer Corp.                                            438,600    901,503
    Plenus Co., Ltd.                                          33,200    601,744
    Point, Inc.                                                5,280    256,500
    Pola Orbis Holdings, Inc.                                 29,300  1,037,606
    Poplar Co., Ltd.                                           3,500     20,981
    Press Kogyo Co., Ltd.                                    167,000    854,305
#   Pressance Corp.                                            2,600    110,338
    Prestige International, Inc.                                 400      5,074
    Prima Meat Packers, Ltd.                                 197,000    547,229
    Pronexus, Inc.                                            30,900    256,222
    Proto Corp.                                                5,500     91,100
#   PS Mitsubishi Construction Co., Ltd.                      11,000     56,640
    Raito Kogyo Co., Ltd.                                     81,600    457,989
#   Rakuten, Inc.                                             51,300    547,184
#*  Rasa Industries, Ltd.                                    127,000    176,029
    Relo Holdings, Inc.                                          800     44,979
    Renaissance, Inc.                                          1,000      7,674
#*  Renesas Electronics Corp.                                 72,000    209,560
    Rengo Co., Ltd.                                          364,710  1,765,722
#*  Renown, Inc.                                              86,300    135,561
    Resona Holdings, Inc.                                    719,800  3,842,097
    Resorttrust, Inc.                                         45,400  1,547,007
    Rheon Automatic Machinery Co., Ltd.                        7,000     16,247
#   Rhythm Watch Co., Ltd.                                   178,000    309,061
    Ricoh Co., Ltd.                                          596,619  6,638,637
    Ricoh Leasing Co., Ltd.                                   27,500    846,004
    Right On Co., Ltd.                                        24,400    242,287
    Riken Corp.                                              162,000    653,690
    Riken Keiki Co., Ltd.                                     21,000    145,837
    Riken Technos Corp.                                       62,000    175,823
    Riken Vitamin Co., Ltd.                                   12,600    303,635
    Ringer Hut Co., Ltd.                                       7,600    107,620
#   Rinnai Corp.                                              10,300    819,012
    Riso Kagaku Corp.                                         26,679    510,130
    Riso Kyoiku Co., Ltd.                                        875     87,223
#   Rock Field Co., Ltd.                                      16,400    324,886
    Rohm Co., Ltd.                                            98,900  3,496,272
    Rohto Pharmaceutical Co., Ltd.                           101,000  1,414,782
    Rokko Butter Co., Ltd.                                     1,800     12,879
    Roland DG Corp.                                           15,300    225,362
    Round One Corp.                                          135,400  1,134,910
#   Royal Holdings Co., Ltd.                                  44,800    731,788
#   Ryobi, Ltd.                                              198,000    464,542
    Ryoden Trading Co., Ltd.                                  55,000    355,141
    Ryohin Keikaku Co., Ltd.                                  17,575  1,659,742
    Ryosan Co., Ltd.                                          54,100    980,991
    S Foods, Inc.                                             27,000    271,897
*   Sagami Chain Co., Ltd.                                    20,000    163,286
    Saibu Gas Co., Ltd.                                      257,000    626,530
    Saizeriya Co., Ltd.                                       48,400    685,390

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Sakai Chemical Industry Co., Ltd.                        125,000 $  392,884
    Sakai Heavy Industries, Ltd.                              71,000    222,823
    Sakai Ovex Co., Ltd.                                      75,000    120,201
    Sakata INX Corp.                                          77,000    544,163
    Sakata Seed Corp.                                         53,500    732,349
    Sala Corp.                                                58,500    314,124
    San Holdings, Inc.                                         1,800     26,968
    San-A Co., Ltd.                                           14,000    683,462
    San-Ai Oil Co., Ltd.                                      89,000    408,639
    San-In Godo Bank, Ltd. (The)                             265,000  2,260,114
#   Sanden Corp.                                             189,000    791,111
    Sanei Architecture Planning Co., Ltd.                      1,400     21,693
    Sangetsu Co., Ltd.                                        39,300  1,126,874
#*  Sanix, Inc.                                               22,200    134,381
    Sanken Electric Co., Ltd.                                146,000    683,615
    Sanki Engineering Co., Ltd.                               86,000    489,291
    Sanko Marketing Foods Co., Ltd.                               62     67,063
#   Sanko Metal Industrial Co., Ltd.                          38,000     89,874
    Sankyo Co., Ltd.                                          37,100  1,690,923
    Sankyo Seiko Co., Ltd.                                    54,900    210,189
*   Sankyo Tateyama, Inc.                                     47,800  1,319,238
    Sankyu, Inc.                                             406,000  1,814,645
    Sanoh Industrial Co., Ltd.                                47,100    338,296
#   Sanrio Co., Ltd.                                          11,500    577,427
    Sanshin Electronics Co., Ltd.                             45,600    287,537
    Santen Pharmaceutical Co., Ltd.                           14,600    732,846
    Sanwa Holdings Corp.                                     293,000  1,778,089
    Sanyo Chemical Industries, Ltd.                           98,000    578,609
#   Sanyo Denki Co., Ltd.                                     68,000    517,575
    Sanyo Housing Nagoya Co., Ltd.                            10,900    153,242
    Sanyo Shokai, Ltd.                                       183,000    555,723
#   Sanyo Special Steel Co., Ltd.                            187,000    759,110
    Sapporo Holdings, Ltd.                                   536,000  2,440,252
#*  Sasebo Heavy Industries Co., Ltd.                        215,000    278,329
    Sata Construction Co., Ltd.                              109,000    105,300
#   Sato Holdings Corp.                                       38,600    809,328
    Sato Shoji Corp.                                          19,700    118,951
    Satori Electric Co., Ltd.                                 20,500    110,778
#   Sawai Pharmaceutical Co., Ltd.                             5,000    645,879
    Saxa Holdings, Inc.                                       86,000    165,384
    SBI Holdings, Inc.                                       369,280  7,153,345
    Scroll Corp.                                              33,800     96,919
    SCSK Corp.                                                50,959  1,135,571
    Secom Co., Ltd.                                           26,500  1,478,015
    Secom Joshinetsu Co., Ltd.                                 1,500     36,581
    Sega Sammy Holdings, Inc.                                 54,612  1,434,851
    Seibu Electric Industry Co., Ltd.                         16,000     71,048
    Seika Corp.                                               72,000    183,535
    Seikagaku Corp.                                           37,700    514,552
*   Seikitokyu Kogyo Co., Ltd.                               103,000    103,744
#   Seiko Epson Corp.                                        215,600  2,471,711
#   Seiko Holdings Corp.                                     126,000    739,688

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Seino Holdings Co., Ltd.                                 232,000 $2,029,583
    Seiren Co., Ltd.                                          77,400    516,277
    Sekisui Chemical Co., Ltd.                               257,000  3,236,283
    Sekisui House, Ltd.                                      462,000  6,925,072
    Sekisui Jushi Corp.                                       54,000    750,066
    Sekisui Plastics Co., Ltd.                                76,000    200,456
#   Senko Co., Ltd.                                          158,000    856,658
    Senshu Electric Co., Ltd.                                  9,500    135,585
    Senshu Ikeda Holdings, Inc.                              190,660  1,008,748
    Senshukai Co., Ltd.                                       43,400    398,409
    Septeni Holdings Co., Ltd.                                   103    146,069
#   Seria Co., Ltd.                                            4,700    114,755
    Seven & I Holdings Co., Ltd.                             183,152  7,045,154
#*  Sharp Corp.                                              887,000  3,079,740
*   Shibaura Mechatronics Corp.                               51,000    128,257
#   Shibusawa Warehouse Co., Ltd. (The)                       64,000    388,399
    Shibuya Kogyo Co., Ltd.                                    7,300     66,486
#   Shidax Corp.                                               4,200     22,146
    Shiga Bank, Ltd. (The)                                   345,000  2,430,089
#   Shikibo, Ltd.                                            212,000    308,873
    Shikoku Bank, Ltd. (The)                                 228,000    696,421
    Shikoku Chemicals Corp.                                   54,000    397,757
*   Shikoku Electric Power Co., Inc.                          99,300  1,799,995
    Shima Seiki Manufacturing, Ltd.                           45,400    982,919
    Shimachu Co., Ltd.                                        76,400  2,018,630
#   Shimadzu Corp.                                           323,000  2,360,146
    Shimamura Co., Ltd.                                        7,300    922,586
    Shimano, Inc.                                              9,400    818,784
    Shimizu Bank, Ltd. (The)                                  11,100    329,096
    Shimizu Corp.                                            934,000  3,759,173
    Shimojima Co., Ltd.                                        1,500     15,343
    Shin Nippon Air Technologies Co., Ltd.                    22,400    133,107
#   Shin-Etsu Chemical Co., Ltd.                              51,700  3,485,220
    Shin-Etsu Polymer Co., Ltd.                               62,400    231,178
    Shin-Keisei Electric Railway Co., Ltd.                    25,000     99,740
    Shinagawa Refractories Co., Ltd.                          88,000    194,265
    Shindengen Electric Manufacturing Co., Ltd.              119,000    488,652
    Shinko Electric Industries Co., Ltd.                     123,800  1,262,394
    Shinko Plantech Co., Ltd.                                 62,700    473,828
    Shinko Shoji Co., Ltd.                                    35,200    342,226
    Shinko Wire Co., Ltd.                                     47,000     72,267
    Shinmaywa Industries, Ltd.                               159,000  1,294,687
    Shinnihon Corp.                                           36,600    128,996
    Shinsei Bank, Ltd.                                     1,430,000  4,013,582
    Shinsho Corp.                                             74,000    147,314
    Shinwa Co. Ltd/Nagoya                                      5,000     60,753
    Shionogi & Co., Ltd.                                     138,300  3,401,756
    Ship Healthcare Holdings, Inc.                            34,000  1,308,707
    Shiroki Corp.                                             90,000    201,939
    Shiseido Co., Ltd.                                       100,000  1,431,935
    Shizuki Electric Co., Inc.                                24,000     84,657
    Shizuoka Bank, Ltd. (The)                                503,000  6,156,914

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Shizuoka Gas Co., Ltd.                                    87,000 $  689,776
    SHO-BOND Holdings Co., Ltd.                               20,600    869,454
    Shobunsha Publications, Inc.                              17,200    106,823
#   Shochiku Co., Ltd.                                        54,000    543,751
    Shoko Co., Ltd.                                          103,000    154,408
    Showa Aircraft Industry Co., Ltd.                         24,000    345,221
    Showa Corp.                                               85,700  1,244,158
#   Showa Denko KK                                         2,394,000  3,865,695
    Showa Sangyo Co., Ltd.                                   100,000    331,524
    Showa Shell Sekiyu KK                                    319,600  2,565,140
    Siix Corp.                                                25,600    386,315
    Simplex Holdings, Inc.                                       263    102,615
    Sinanen Co., Ltd.                                         72,000    294,649
#   Sinfonia Technology Co., Ltd.                            152,000    259,192
    Sinko Industries, Ltd.                                     4,600     43,706
    Sintokogio, Ltd.                                          73,600    666,529
    SKY Perfect JSAT Holdings, Inc.                            2,915  1,466,599
    SMC Corp.                                                  5,100  1,022,410
    SMK Corp.                                                 96,000    281,824
    SNT Corp.                                                 29,300    128,578
    Soda Nikka Co., Ltd.                                      13,000     54,573
    Sodick Co., Ltd.                                          74,300    447,729
    Soft99 Corp.                                              10,600     74,479
#   Softbank Corp.                                           114,832  5,694,952
    Sogo Medical Co., Ltd.                                     6,600    290,839
    Sohgo Security Services Co., Ltd.                        100,300  1,604,053
    Sojitz Corp.                                           1,994,900  3,132,155
    Sony Corp.                                               180,500  2,967,057
#   Sony Corp. Sponsored ADR                                 355,389  5,839,041
    Sony Financial Holdings, Inc.                             51,100    721,893
    Soshin Electric Co., Ltd.                                  7,200     25,714
    Sotetsu Holdings, Inc.                                   251,000    976,866
    Sotoh Co., Ltd.                                            6,300     60,294
    Space Co., Ltd.                                            5,100     47,408
    SPK Corp.                                                  5,700    103,924
#   Square Enix Holdings Co., Ltd.                            97,100  1,193,333
    SRA Holdings                                              15,500    177,049
    ST Corp.                                                  10,000    102,283
    St Marc Holdings Co., Ltd.                                10,600    520,058
    Stanley Electric Co., Ltd.                               122,300  2,345,659
    Star Micronics Co., Ltd.                                  62,000    720,595
#   Start Today Co., Ltd.                                     20,100    304,327
    Starts Corp., Inc.                                         1,000     11,436
    Starzen Co., Ltd.                                         95,000    260,660
#   Stella Chemifa Corp.                                      12,800    253,790
    Step Co., Ltd.                                             1,500     12,365
#   Studio Alice Co., Ltd.                                    11,400    175,211
    Sugi Holdings Co., Ltd.                                    6,400    245,632
    Sugimoto & Co., Ltd.                                      10,300     90,138
    Sumco Corp.                                              129,860  1,363,132
    Sumida Corp.                                              19,700    100,712
    Sumikin Bussan Corp.                                     150,000    490,133

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Suminoe Textile Co., Ltd.                                88,000 $   268,258
    Sumitomo Bakelite Co., Ltd.                             341,000   1,383,805
    Sumitomo Chemical Co., Ltd.                           1,286,000   4,306,401
    Sumitomo Corp.                                          578,800   7,246,015
    Sumitomo Densetsu Co., Ltd.                              29,800     457,413
    Sumitomo Electric Industries, Ltd.                      362,800   4,824,754
    Sumitomo Forestry Co., Ltd.                             197,600   2,355,295
    Sumitomo Heavy Industries, Ltd.                         880,480   3,920,552
    Sumitomo Light Metal Industries, Ltd.                   564,000     585,686
    Sumitomo Metal Mining Co., Ltd.                         470,000   6,579,682
#*  Sumitomo Mitsui Construction Co., Ltd.                  152,200     154,942
    Sumitomo Mitsui Financial Group, Inc.                   664,070  31,388,811
    Sumitomo Mitsui Trust Holdings, Inc.                  1,590,730   7,994,224
    Sumitomo Osaka Cement Co., Ltd.                         666,000   1,996,446
#   Sumitomo Pipe & Tube Co., Ltd.                           32,300     316,532
    Sumitomo Precision Products Co., Ltd.                    56,000     242,196
    Sumitomo Real Estate Sales Co., Ltd.                      7,840     545,553
    Sumitomo Realty & Development Co., Ltd.                  36,000   1,701,409
    Sumitomo Rubber Industries, Ltd.                         87,900   1,623,080
    Sumitomo Seika Chemicals Co., Ltd.                       85,000     323,858
    Sumitomo Warehouse Co., Ltd. (The)                      228,000   1,633,532
    Sundrug Co., Ltd.                                         8,800     387,011
    Suruga Bank, Ltd.                                       245,000   4,334,568
#   Suzuken Co. Ltd/Aichi Japan                              83,100   3,235,951
#   Suzuki Motor Corp.                                      131,400   3,376,478
#*  SWCC Showa Holdings Co., Ltd.                           400,000     415,435
*   SxL Corp.                                                85,000     151,953
#   Sysmex Corp.                                             11,400     735,191
    Systena Corp.                                            21,000     183,696
    T Hasegawa Co., Ltd.                                     22,800     336,241
    T RAD Co., Ltd.                                         103,000     294,830
    T&D Holdings, Inc.                                      484,510   5,643,688
    T&K Toka Co., Ltd.                                        2,300      56,123
    Tachi-S Co., Ltd.                                        38,600     712,790
    Tachibana Eletech Co., Ltd.                              18,400     178,537
    Tact Home Co., Ltd.                                         181     371,841
    Tadano, Ltd.                                            149,421   1,870,405
    Taihei Dengyo Kaisha, Ltd.                               47,000     286,414
    Taihei Kogyo Co., Ltd.                                   78,000     276,339
#   Taiheiyo Cement Corp.                                   864,000   2,243,902
#   Taiheiyo Kouhatsu, Inc.                                 125,000     168,606
#   Taiho Kogyo Co., Ltd.                                    28,800     370,455
    Taikisha, Ltd.                                           41,500     940,466
    Taiko Bank, Ltd. (The)                                   27,000      72,967
    Taisei Corp.                                          1,053,399   3,518,388
    Taisei Lamick Co., Ltd.                                   3,500      88,179
    Taiyo Holdings Co., Ltd.                                  5,900     186,486
#   Taiyo Nippon Sanso Corp.                                322,000   2,139,606
    Taiyo Yuden Co., Ltd.                                   144,000   2,085,877
    Taka-Q, Ltd.                                             11,000      50,659
#   Takagi Securities Co., Ltd.                              55,000     252,269
    Takamatsu Construction Group Co., Ltd.                   25,700     391,321

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Takano Co., Ltd.                                          14,200 $   67,804
#   Takaoka Toko Holdings Co., Ltd.                           17,174    233,905
#   Takara Holdings, Inc.                                    212,000  1,819,018
    Takara Leben Co., Ltd.                                    29,300    603,167
    Takara Standard Co., Ltd.                                151,895  1,191,901
    Takasago International Corp.                             102,000    544,438
    Takasago Thermal Engineering Co., Ltd.                    99,700    786,620
#   Takashima & Co., Ltd.                                     44,000    133,659
    Takashimaya Co., Ltd.                                    417,000  4,929,091
    Takata Corp.                                              56,300  1,083,116
    Take And Give Needs Co., Ltd.                              1,434    295,706
    Takeda Pharmaceutical Co., Ltd.                           75,200  4,128,612
    Takeei Corp.                                               3,700    153,635
#   Takeuchi Manufacturing Co., Ltd.                          14,200    328,673
    Takihyo Co., Ltd.                                          5,000     22,549
    Takiron Co., Ltd.                                         75,000    270,640
    Takisawa Machine Tool Co., Ltd.                          108,000    207,633
    Takuma Co., Ltd.                                         112,000    679,580
#   Tamron Co., Ltd.                                          23,000    504,486
    Tamura Corp.                                             115,000    238,509
#   Tanseisha Co., Ltd.                                       29,000    146,555
#   Tatsuta Electric Wire and Cable Co., Ltd.                 90,000    643,583
    Tayca Corp.                                               39,000    118,498
    Tbk Co., Ltd.                                             37,000    222,387
#   TDK Corp.                                                 71,000  2,596,234
    TDK Corp. Sponsored ADR                                   48,131  1,759,188
#*  Teac Corp.                                                26,000     20,052
    TECHNO ASSOCIE Co., Ltd.                                   3,000     27,706
    Techno Ryowa, Ltd.                                         8,870     39,311
    Teijin, Ltd.                                           1,573,750  3,791,554
    Teikoku Electric Manufacturing Co., Ltd.                   7,600    144,521
    Teikoku Sen-I Co., Ltd.                                   35,000    333,477
    Teikoku Tsushin Kogyo Co., Ltd.                           66,000    138,458
#*  Tekken Corp.                                             189,000    262,411
    Terumo Corp.                                              23,600  1,172,458
    THK Co., Ltd.                                            150,300  3,165,499
    Tigers Polymer Corp.                                       6,700     28,111
#   Titan Kogyo KK                                             8,000     19,261
    TKC Corp.                                                 25,000    442,271
    Toa Corp. (6894434)                                        3,000     24,399
*   Toa Corp. (6894508)                                      293,000    451,279
    Toa Oil Co., Ltd.                                        101,000    122,213
    TOA ROAD Corp.                                            79,000    432,328
    Toabo Corp.                                              136,000    111,861
    Toagosei Co., Ltd.                                       306,500  1,321,208
#*  Tobishima Corp.                                          116,300    152,739
    Tobu Railway Co., Ltd.                                   243,000  1,412,615
    Tobu Store Co., Ltd.                                      30,000     82,848
    TOC Co., Ltd.                                             98,500    777,361
    Tocalo Co., Ltd.                                          21,800    319,240
    Tochigi Bank, Ltd. (The)                                 161,000    652,725
    Toda Corp.                                               347,000  1,023,138

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
#   Toda Kogyo Corp.                                          63,000 $  210,505
    Toei Animation Co., Ltd.                                   4,000     97,656
    Toei Co., Ltd.                                           127,000    942,799
    Toenec Corp.                                              50,000    226,488
    Toho Bank, Ltd. (The)                                    320,000  1,003,116
    Toho Co. Ltd/Kobe                                         32,000    115,983
#   Toho Co., Ltd.                                            73,800  1,640,933
#   Toho Gas Co., Ltd.                                       167,000    995,708
    Toho Holdings Co., Ltd.                                   60,700  1,392,445
#   Toho Titanium Co., Ltd.                                   28,600    245,762
    Toho Zinc Co., Ltd.                                      206,000    770,671
    Tohoku Bank, Ltd. (The)                                  147,000    248,896
*   Tohoku Electric Power Co., Inc.                           95,300  1,020,709
    Tohto Suisan Co., Ltd.                                    61,000     92,196
    Tokai Carbon Co., Ltd.                                   361,000  1,219,413
    Tokai Corp/Gifu                                            8,700    265,953
    TOKAI Holdings Corp.                                     108,200    352,530
    Tokai Lease Co., Ltd.                                     40,000     79,724
    Tokai Rika Co., Ltd.                                      95,900  1,943,156
#   Tokai Rubber Industries, Ltd.                             62,800    705,141
    Tokai Tokyo Financial Holdings, Inc.                     328,000  2,982,843
    Token Corp.                                               12,370    797,415
    Tokio Marine Holdings, Inc.                              252,712  8,031,101
#   Tokio Marine Holdings, Inc. ADR                           63,004  2,006,677
    Tokushu Tokai Paper Co., Ltd.                            148,380    325,160
#   Tokuyama Corp.                                           613,000  1,649,523
    Tokyo Broadcasting System Holdings, Inc.                  64,800  1,025,966
    Tokyo Derica Co., Ltd.                                     8,000    139,980
#   Tokyo Dome Corp.                                         242,000  1,869,750
#*  Tokyo Electric Power Co., Inc.                           299,912  1,327,589
    Tokyo Electron Device, Ltd.                                  103    166,244
    Tokyo Electron, Ltd.                                     125,300  6,413,379
    Tokyo Energy & Systems, Inc.                              39,000    191,161
    Tokyo Gas Co., Ltd.                                      294,000  1,678,195
    Tokyo Keiki, Inc.                                        104,000    230,236
#*  Tokyo Kikai Seisakusho, Ltd.                              73,000    163,923
    Tokyo Rakutenchi Co., Ltd.                                38,000    198,576
#*  Tokyo Rope Manufacturing Co., Ltd.                       200,000    271,375
    Tokyo Sangyo Co., Ltd.                                    24,500     78,719
#   Tokyo Seimitsu Co., Ltd.                                  61,200  1,346,974
    Tokyo Steel Manufacturing Co., Ltd.                      191,900    783,263
    Tokyo Tatemono Co., Ltd.                                 628,000  5,820,329
    Tokyo Tekko Co., Ltd.                                     62,000    244,679
#   Tokyo Theatres Co., Inc.                                 141,000    289,458
#   Tokyo Tomin Bank, Ltd. (The)                              48,500    676,668
#   Tokyotokeiba Co., Ltd.                                    58,000    302,019
    Tokyu Community Corp.                                      9,600    498,377
*   Tokyu Construction Co., Ltd.                             143,370    345,953
    Tokyu Corp.                                              271,000  2,149,063
    Tokyu Land Corp.                                         539,000  6,627,037
    Tokyu Livable, Inc.                                       17,300    424,169
    Tokyu Recreation Co., Ltd.                                22,819    130,686

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Toli Corp.                                                66,000 $  148,588
    Tomato Bank, Ltd.                                        122,000    236,961
    Tomen Devices Corp.                                        3,000     54,715
    Tomen Electronics Corp.                                   15,600    202,563
#   Tomoe Corp.                                               42,000    168,361
#   Tomoe Engineering Co., Ltd.                                9,000    184,987
    Tomoegawa Co., Ltd.                                       17,000     30,927
    Tomoku Co., Ltd.                                          94,000    298,321
    TOMONY Holdings, Inc.                                    217,300    893,729
#   Tomy Co., Ltd.                                           107,400    535,867
    Tonami Holdings Co., Ltd.                                 88,000    201,465
    TonenGeneral Sekiyu KK                                    77,000    778,116
    Toppan Forms Co., Ltd.                                    81,300    763,198
    Toppan Printing Co., Ltd.                                536,000  4,084,037
    Topre Corp.                                               58,800    548,450
    Topy Industries, Ltd.                                    322,000    751,410
    Toray Industries, Inc.                                   230,000  1,617,019
#   Toridoll.corp.                                            15,700    211,547
    Torigoe Co., Ltd. (The)                                   12,500     81,459
    Torishima Pump Manufacturing Co., Ltd.                    31,800    258,748
    Tose Co., Ltd.                                             3,800     25,283
    Tosei Corp.                                                  444    537,725
    Toshiba Corp.                                            420,000  2,315,953
    Toshiba Machine Co., Ltd.                                184,000  1,125,165
    Toshiba Plant Systems & Services Corp.                    68,000    920,734
    Toshiba TEC Corp.                                        186,000  1,099,082
#   Tosho Printing Co., Ltd.                                  75,000    236,038
    Tosoh Corp.                                              881,000  2,905,710
#   Totetsu Kogyo Co., Ltd.                                   37,000    618,658
#   TOTO, Ltd.                                               155,000  1,607,553
    Tottori Bank, Ltd. (The)                                  69,000    151,785
#   Touei Housing Corp.                                       23,700    501,733
    Toukei Computer Co., Ltd.                                  3,200     45,516
    Towa Bank, Ltd. (The)                                    415,000    481,129
#   Towa Corp.                                                28,400    175,350
    Towa Pharmaceutical Co., Ltd.                              8,600    426,642
    Toyo Construction Co., Ltd.                               50,800    153,785
#   Toyo Corp.                                                42,200    607,042
#   Toyo Denki Seizo--Toyo Electric Manufacturing Co.,
      Ltd.                                                    62,000    212,249
    Toyo Engineering Corp.                                   188,000    899,615
    Toyo Ink SC Holdings Co., Ltd.                           313,000  1,460,309
#   Toyo Kanetsu KK                                          127,000    434,341
    Toyo Kohan Co., Ltd.                                      89,000    294,047
#   Toyo Securities Co., Ltd.                                124,000    511,381
    Toyo Seikan Group Holdings, Ltd.                         242,600  3,324,663
    Toyo Sugar Refining Co., Ltd.                             29,000     31,579
    Toyo Suisan Kaisha, Ltd.                                  43,000  1,461,376
#   Toyo Tanso Co., Ltd.                                      20,300    443,946
    Toyo Tire & Rubber Co., Ltd.                             336,000  1,808,094
#   Toyo Wharf & Warehouse Co., Ltd.                          95,000    208,870
#   Toyobo Co., Ltd.                                       1,334,000  2,328,137
    Toyoda Gosei Co., Ltd.                                    82,400  2,138,513

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   Toyota Boshoku Corp.                                     81,000 $ 1,164,258
    Toyota Motor Corp.                                      150,786   8,751,289
#   Toyota Motor Corp. Sponsored ADR                        360,892  41,971,740
    Toyota Tsusho Corp.                                     172,025   4,791,161
#   TPR Co., Ltd.                                            34,000     609,156
    Trancom Co., Ltd.                                         2,700      77,857
    Transcosmos, Inc.                                        40,000     558,706
    Trend Micro, Inc.                                         9,800     274,761
    Trend Micro, Inc. Sponsored ADR                           3,540     103,864
    Trinity Industrial Corp.                                  3,000      12,521
    Trusco Nakayama Corp.                                    32,361     668,810
    TS Tech Co., Ltd.                                        69,200   2,101,414
    TSI Holdings Co., Ltd.                                  147,590   1,089,258
    Tsubakimoto Chain Co.                                   214,000   1,146,737
    Tsubakimoto Kogyo Co., Ltd.                              24,000      65,496
#*  Tsudakoma Corp.                                          96,000     208,411
    Tsugami Corp.                                           105,000     539,960
    Tsukamoto Corp. Co., Ltd.                                37,000      71,522
    Tsukishima Kikai Co., Ltd.                               35,000     329,552
    Tsukuba Bank, Ltd. (The)                                122,400     605,236
#   Tsukui Corp.                                             10,600     157,752
    Tsumura & Co.                                            27,000     882,243
    Tsuruha Holdings, Inc.                                    9,200     896,504
    Tsurumi Manufacturing Co., Ltd.                          25,000     218,117
    Tv Tokyo Holdings Corp.                                   5,900      81,182
    TYK Corp.                                                34,000      68,498
    U-Shin, Ltd.                                             51,500     377,689
    Ube Industries, Ltd.                                  1,674,000   3,384,669
    Ube Material Industries, Ltd.                            98,000     235,673
    Uchida Yoko Co., Ltd.                                    75,000     235,069
    UKC Holdings Corp.                                       16,200     379,091
#*  Ulvac, Inc.                                              70,600     552,232
#   Unicharm Corp.                                           11,700     756,538
    Union Tool Co.                                           17,200     380,671
    Unipres Corp.                                            52,700   1,172,943
    United Arrows, Ltd.                                       5,300     205,488
*   Unitika, Ltd.                                           826,000     542,015
    Universal Entertainment Corp.                            18,800     471,727
    UNY Group Holdings Co., Ltd.                            362,100   2,577,080
*   Usen Corp.                                               60,440      97,448
    Ushio, Inc.                                             157,000   1,599,692
    USS Co., Ltd.                                             5,020     643,988
    UT Holdings Co., Ltd.                                        10       9,041
    Utoc Corp.                                               18,700      65,394
#   V Technology Co., Ltd.                                       75     256,219
    Valor Co., Ltd.                                          46,200     874,247
    Village Vanguard Co., Ltd.                                    9      19,014
    Vital KSK Holdings, Inc.                                 49,285     445,819
    VT Holdings Co., Ltd.                                    11,400     140,517
    Wacoal Holdings Corp.                                   194,000   2,142,183
    Wacom Co., Ltd.                                              34     155,835
*   Wakachiku Construction Co., Ltd.                        198,000     232,082

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
#*  Wakamoto Pharmaceutical Co., Ltd.                          9,000 $   31,086
    Wakita & Co., Ltd.                                        14,000    175,095
    Warabeya Nichiyo Co., Ltd.                                23,400    397,749
    Watabe Wedding Corp.                                       9,400     85,345
#   WATAMI Co., Ltd.                                          12,000    218,919
#   Weathernews, Inc.                                          3,600     88,241
    Welcia Holdings Co., Ltd.                                  4,900    257,622
    Wellnet Corp.                                                600      6,370
    West Japan Railway Co.                                    40,500  1,959,482
    Wood One Co., Ltd.                                        40,000    131,899
    Wowow, Inc.                                                   16     46,373
    Xebio Co., Ltd.                                           40,500    954,708
    Y A C Co., Ltd.                                           13,500     75,569
    Yachiyo Bank, Ltd. (The)                                  20,700    772,331
    Yahagi Construction Co., Ltd.                             29,100    127,656
    Yahoo Japan Corp.                                            918    461,286
    Yaizu Suisankagaku Industry Co., Ltd.                      9,800     88,663
#   Yakult Honsha Co., Ltd.                                   21,400    932,793
    YAMABIKO Corp.                                             9,135    260,975
#   Yamada Denki Co., Ltd.                                    85,780  4,139,609
    Yamagata Bank, Ltd. (The)                                201,000    997,001
    Yamaguchi Financial Group, Inc.                          334,000  3,627,196
    Yamaha Corp.                                             229,600  2,462,128
    Yamaha Motor Co., Ltd.                                   269,800  3,763,824
*   Yamaichi Electronics Co., Ltd.                            24,100     41,565
    Yamanashi Chuo Bank, Ltd. (The)                          213,000    988,406
    Yamatane Corp.                                           160,000    343,705
    Yamato Corp.                                              26,000    103,887
    Yamato Holdings Co., Ltd.                                203,000  3,915,858
#   Yamato Kogyo Co., Ltd.                                    50,500  1,670,263
    Yamaya Corp.                                               5,010     81,820
    Yamazaki Baking Co., Ltd.                                137,000  1,792,847
    Yamazen Corp.                                             60,700    386,566
    Yaoko Co., Ltd.                                            8,700    378,710
    Yaskawa Electric Corp.                                   128,000  1,566,169
    Yasuda Warehouse Co., Ltd. (The)                          16,300    193,908
    Yellow Hat, Ltd.                                          29,300    587,094
    Yodogawa Steel Works, Ltd.                               194,000    733,470
    Yokogawa Bridge Holdings Corp.                            50,000    525,992
    Yokogawa Electric Corp.                                  184,100  1,872,118
    Yokohama Reito Co., Ltd.                                  68,200    614,573
    Yokohama Rubber Co., Ltd. (The)                          264,000  3,466,729
    Yokowo Co., Ltd.                                          22,200    129,826
    Yomeishu Seizo Co., Ltd.                                   2,000     17,738
    Yondenko Corp.                                            23,000     77,213
    Yonex Co., Ltd.                                            9,400     52,399
    Yorozu Corp.                                              23,700    396,110
    Yoshinoya Holdings Co., Ltd.                                 405    472,018
    Yuasa Funashoku Co., Ltd.                                  6,000     13,609
    Yuasa Trading Co., Ltd.                                  281,000    594,584
#   Yuken Kogyo Co., Ltd.                                     80,000    189,657
#   Yuki Gosei Kogyo Co., Ltd.                                11,000     37,254

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                        SHARES      VALUE++
                                                       --------- --------------
JAPAN -- (Continued)
*   Yukiguni Maitake Co., Ltd.                             7,200 $       19,866
    Yurtec Corp.                                          71,000        222,577
    Yusen Logistics Co., Ltd.                             30,100        316,928
#   Yushin Precision Equipment Co., Ltd.                   8,200        153,651
    Yushiro Chemical Industry Co., Ltd.                   14,100        136,046
    Yutaka Foods Corp.                                     4,000         68,663
#   Zappallas, Inc.                                          116        113,834
    Zenrin Co., Ltd.                                      37,700        487,265
    Zensho Holdings Co., Ltd.                             27,700        367,270
    Zeon Corp.                                           186,000      2,002,691
    ZERIA Pharmaceutical Co., Ltd.                        11,000        169,075
                                                                 --------------
TOTAL JAPAN                                                       1,718,741,768
                                                                 --------------
NETHERLANDS -- (2.1%)
    Aalberts Industries NV                               133,405      2,994,012
#   Accell Group                                          20,472        373,618
    Aegon NV (5927375)                                 1,606,492     10,730,964
    Aegon NV (007924103)                                 104,299        705,061
#   Akzo Nobel NV                                        190,989     11,518,617
#   Akzo Nobel NV Sponsored ADR                           82,551      1,688,168
#*  AMG Advanced Metallurgical Group NV                   50,878        469,415
    Amsterdam Commodities NV                              15,631        346,982
#   APERAM                                                88,873      1,097,207
    Arcadis NV                                            68,391      1,890,793
    ArcelorMittal (B03XPL1)                              323,276      3,995,893
#   ArcelorMittal (03938L104)                            262,260      3,275,627
    ASM International NV                                  65,162      2,176,646
#   ASML Holding NV                                       58,212      4,331,725
    BE Semiconductor Industries NV                       114,119      1,066,795
    Beter Bed Holding NV                                  13,418        251,658
    BinckBank NV                                         119,568        916,282
    Brunel International NV                               12,456        528,149
*   Crown Van Gelder                                         954          6,010
    CSM                                                  126,401      2,829,428
*   DE Master Blenders 1753 NV                           388,469      6,170,961
    Delta Lloyd NV                                       263,476      5,066,199
    Exact Holding NV                                      11,827        251,485
    Fugro NV                                              63,487      3,668,037
*   Grontmij                                              73,372        354,915
#   Heijmans NV                                           33,293        306,300
#   Heineken NV                                           60,448      4,278,192
    Hunter Douglas NV                                      1,366         56,109
*   ING Groep NV                                         253,899      2,091,579
#*  ING Groep NV Sponsored ADR                         1,565,969     12,856,605
#*  Kardan NV                                             36,083         24,613
    KAS Bank NV                                           11,290        126,171
    Kendrion NV                                           11,258        276,828
#   Koninklijke Ahold NV                                 662,818     10,470,677
    Koninklijke Ahold NV Sponsored ADR                    21,680        341,894
#   Koninklijke BAM Groep NV                             398,334      1,765,581
    Koninklijke Boskalis Westminster NV                   88,284      3,683,093
    Koninklijke DSM NV                                   153,957      9,923,409

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
NETHERLANDS -- (Continued)
#   Koninklijke KPN NV                                     180,607 $    378,450
#   Koninklijke Philips Electronics NV (500472303)         317,162    8,753,671
    Koninklijke Philips Electronics NV (5986622)           573,294   15,867,651
    Koninklijke Ten Cate NV                                 44,170    1,072,807
#   Koninklijke Vopak NV                                    65,536    3,629,218
    Koninklijke Wessanen NV                                149,039      525,345
    Macintosh Retail Group NV                               49,262      567,936
#   Nederland Apparatenfabriek                               3,319      138,359
    Nutreco NV                                              58,269    5,540,589
*   Ordina NV                                               85,633      140,984
#*  PostNL NV                                              497,624    1,135,008
*   QIAGEN NV                                              282,458    5,598,955
    Randstad Holding NV                                    183,458    7,647,327
#   Reed Elsevier NV                                        32,804      532,436
#   Reed Elsevier NV Sponsored ADR                          45,688    1,520,039
#*  Royal Imtech NV                                         96,672    1,077,782
*   SBM Offshore NV                                        288,505    4,629,499
    Sligro Food Group NV                                    17,983      592,850
#   SNS REAAL Groep NV                                     262,485           --
#   Telegraaf Media Groep NV                                21,617      255,729
    TKH Group NV                                            51,419    1,397,530
    TNT Express NV                                         329,944    2,535,083
#*  TomTom NV                                              177,373      801,013
    Unilever NV                                            181,970    7,753,986
    Unit4 NV                                                39,552    1,347,993
    USG People NV                                          134,645    1,053,220
#   Wolters Kluwer NV                                      201,290    4,454,256
*   Xeikon NV                                               20,168      121,766
                                                                   ------------
TOTAL NETHERLANDS                                                   191,975,180
                                                                   ------------
NEW ZEALAND -- (0.2%)
#*  A2 Corp., Ltd.                                          22,506       13,524
    Abano Healthcare Group, Ltd.                            13,023       62,262
    Air New Zealand, Ltd.                                  414,285      532,886
    Auckland International Airport, Ltd.                 1,341,486    3,565,850
#   Chorus, Ltd.                                           107,027      252,433
    Chorus, Ltd. ADR                                        10,487      122,698
#   Contact Energy, Ltd.                                   435,134    1,969,296
*   Diligent Board Member SVCS                               2,221       14,367
    Ebos Group, Ltd.                                        16,349      135,936
#   Fisher & Paykel Healthcare Corp., Ltd.                 317,956      722,919
#   Fletcher Building, Ltd. (6341617)                       96,641      731,466
    Fletcher Building, Ltd. (6341606)                      461,535    3,501,419
    Freightways, Ltd.                                       82,897      319,911
    Hallenstein Glasson Holdings, Ltd.                      16,145       78,084
    Heartland New Zealand, Ltd.                             12,825        8,575
    Infratil, Ltd.                                         469,352      927,522
    Kathmandu Holdings, Ltd.                                 3,149        6,076
    Mainfreight, Ltd.                                       48,842      441,372
    Michael Hill International, Ltd.                        72,300       86,796
    New Zealand Oil & Gas, Ltd.                            416,158      292,846
    New Zealand Refining Co., Ltd. (The)                    66,827      138,658

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
NEW ZEALAND -- (Continued)
#   Nuplex Industries, Ltd.                                 231,172 $   660,502
    NZX, Ltd.                                                71,242      81,190
    PGG Wrightson, Ltd.                                     151,904      49,581
    Pike River Coal, Ltd.                                   224,242          --
    Port of Tauranga, Ltd.                                   76,138   1,011,900
*   Pumpkin Patch, Ltd.                                      37,217      37,025
*   Rakon, Ltd.                                              89,357      18,451
    Restaurant Brands New Zealand, Ltd.                     145,276     368,745
*   Rubicon, Ltd.                                            64,229      15,960
    Ryman Healthcare, Ltd.                                  187,366     980,272
    Sanford Ltd/NZ                                           31,342     123,553
    Skellerup Holdings, Ltd.                                 20,500      26,040
    Sky Network Television, Ltd.                            196,870     965,936
    SKYCITY Entertainment Group, Ltd.                       360,073   1,377,330
#   Steel & Tube Holdings, Ltd.                              25,952      57,930
#   Telecom Corp. of New Zealand, Ltd.                      121,529     271,376
    Tourism Holdings, Ltd.                                   23,932      12,306
    Tower, Ltd.                                             219,128     323,267
#   TrustPower, Ltd.                                         75,810     474,005
    Vector, Ltd.                                            237,606     566,641
    Warehouse Group, Ltd. (The)                              45,650     154,635
*   Xero, Ltd.                                                  248       3,166
                                                                    -----------
TOTAL NEW ZEALAND                                                    21,504,707
                                                                    -----------
NORWAY -- (1.0%)
    ABG Sundal Collier Holding ASA                          374,155     274,039
*   Agasti Holding ASA                                       49,859      10,808
    Aker ASA Class A                                         39,331   1,216,282
    Aker Solutions ASA                                       63,654     890,894
*   Algeta ASA                                               16,580     563,428
#*  Archer, Ltd.                                            157,036     103,391
#   Atea ASA                                                101,351   1,095,532
    Austevoll Seafood ASA                                   153,422   1,015,794
    Bakkafrost P/F                                            7,846      99,241
#*  Bionor Pharma ASA                                        71,347      31,589
    Bonheur ASA                                              16,775     374,892
    BW Offshore, Ltd.                                       613,331     582,165
*   BWG Homes ASA                                           106,357     245,455
#   Cermaq ASA                                               96,146   1,435,971
    Copeinca ASA                                             29,580     310,663
*   Deep Sea Supply P.L.C.                                  163,381     254,927
#*  Det Norske Oljeselskap ASA                               41,571     592,441
#   DNB ASA                                                 491,297   8,045,237
#*  DNO International ASA                                   587,015   1,029,011
#*  DOF ASA                                                  67,981     292,456
#   Ekornes ASA                                              24,912     399,025
#*  Electromagnetic GeoServices A.S.                         67,978      98,826
    Eltek ASA                                               321,422     322,761
    Evry ASA                                                 62,231      89,376
    Farstad Shipping ASA                                      7,858     164,552
    Fred Olsen Energy ASA                                    24,005   1,047,227
#*  Frontline, Ltd.                                          72,376     135,318

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
NORWAY -- (Continued)
    Ganger Rolf ASA                                           27,856 $  613,704
#   Gjensidige Forsikring ASA                                129,716  2,091,919
    Golar LNG, Ltd.                                           19,800    661,716
*   Golden Ocean Group, Ltd.                                 509,668    491,359
*   Grieg Seafood ASA                                         46,128    115,976
*   Havila Shipping ASA                                        3,252     14,155
*   Hoegh LNG Holdings, Ltd.                                  13,192    105,294
*   Hurtigruten ASA                                          296,272    144,388
#*  Kongsberg Automotive Holding ASA                         743,301    227,395
    Kongsberg Gruppen A.S.                                    25,456    481,216
    Kvaerner ASA                                             279,574    471,870
    Leroey Seafood Group ASA                                  26,755    840,708
*   Marine Harvest ASA                                     3,933,375  4,092,741
#*  Nordic Semiconductor ASA                                 290,380    882,603
#   Norsk Hydro ASA                                          895,818  4,218,955
    Norsk Hydro ASA Sponsored ADR                             50,900    236,176
#*  Norske Skogindustrier ASA                                242,741    108,808
    Northern Offshore, Ltd.                                   34,847     60,060
*   Northland Resources SA                                    20,848      2,794
*   Norwegian Air Shuttle A.S.                                36,394  1,750,380
*   Norwegian Energy Co. A.S.                                358,180    221,223
#*  Odfjell SE Class A                                        41,255    188,814
    Olav Thon Eindom A.S.                                        547     87,244
    Opera Software ASA                                        44,044    300,162
    Orkla ASA                                                668,541  6,028,445
#*  Panoro Energy ASA                                         37,128     16,244
    Petroleum Geo-Services ASA                               182,752  2,685,067
#*  PhotoCure ASA                                              4,035     26,577
    Prosafe SE                                                92,069    885,403
*   Q-Free ASA                                                66,600    190,184
#*  Renewable Energy Corp. ASA                               608,431    169,133
#*  Salmar ASA                                                30,779    309,725
*   Scana Industrier                                          15,670      1,019
#   Schibsted ASA                                             24,221  1,054,190
#   Seadrill, Ltd.                                            75,524  2,910,212
*   Sevan Drilling A.S.                                       73,300     43,486
*   Sevan Marine ASA                                          58,132    177,056
*   Siem Offshore, Inc.                                      222,158    298,360
    Solstad Offshore ASA                                       6,708    117,477
#*  Songa Offshore SE                                        240,528    239,395
    SpareBank 1 SMN                                          121,070  1,030,861
#   SpareBank 1 SR Bank ASA                                   22,656    202,638
    Statoil ASA                                               39,790    974,113
#   Statoil ASA Sponsored ADR                                380,607  9,324,872
    Stolt-Nielsen, Ltd.                                       24,397    504,088
*   Storebrand ASA                                           541,020  2,467,970
#   Subsea 7 SA                                              263,073  5,679,291
    Telenor ASA                                              175,339  3,951,253
    TGS Nopec Geophysical Co. ASA                             61,850  2,223,949
#   Tomra Systems ASA                                        153,423  1,438,347
    TTS Group ASA                                             11,319     15,922
#   Veidekke ASA                                              50,500    398,769

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
NORWAY -- (Continued)
#*  Veripos, Inc.                                            21,707 $    73,871
#   Wilh Wilhelmsen ASA                                      26,214     212,495
#   Wilh Wilhelmsen Holding ASA Class A                      19,944     555,762
#   Yara International ASA                                  111,067   5,217,252
                                                                    -----------
TOTAL NORWAY                                                         88,554,387
                                                                    -----------
POLAND -- (0.0%)
*   Arctic Paper SA                                          21,714      38,194
                                                                    -----------
PORTUGAL -- (0.3%)
    Altri SGPS SA                                           190,590     492,703
#*  Banco BPI SA                                            652,701     937,194
#*  Banco Comercial Portugues SA                         14,114,544   1,956,924
*   Banco Espirito Santo SA                               3,331,878   3,817,651
#*  BANIF - Banco Internacional do Funchal SA               119,371      18,907
    Cimpor Cimentos de Portugal SGPS SA                      94,250     425,118
    Corticeira Amorim SGPS SA                               169,781     445,727
    EDP - Energias de Portugal SA                           550,282   1,891,321
    EDP - Energias de Portugal SA Sponsored ADR               7,202     246,957
#*  EDP Renovaveis SA                                       370,394   1,930,471
    Galp Energia SGPS SA                                    104,991   1,682,662
*   Impresa SGPS SA                                          49,210      41,770
*   INAPA - Investimentos Participacoes e Gestao SA          65,778      14,977
#   Jeronimo Martins SGPS SA                                 62,423   1,488,928
#   Mota-Engil SGPS SA                                      149,762     414,190
#   Novabase SGPS SA                                         12,258      45,901
    Portucel SA                                             315,779   1,143,620
    Portugal Telecom SGPS SA                                953,354   4,974,422
#   REN - Redes Energeticas Nacionais SGPS SA               214,779     653,961
*   SAG GEST-Solucoes Automovel Globais SGPS SA              13,935       4,776
    Semapa-Sociedade de Investimento e Gestao               103,153     974,789
    Sonae                                                 1,397,854   1,357,282
#*  Sonae Industria SGPS SA                                 132,969      95,188
    Sonaecom - SGPS SA                                      253,596     593,419
*   Teixeira Duarte SA                                      158,418      93,794
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                    140,943     632,104
                                                                    -----------
TOTAL PORTUGAL                                                       26,374,756
                                                                    -----------
RUSSIA -- (0.0%)
*   Alliance Oil Co., Ltd.                                   48,514     388,092
                                                                    -----------
SINGAPORE -- (1.4%)
*   Abterra, Ltd.                                           189,000     105,868
    Amara Holdings, Ltd.                                    136,000      64,736
    Amtek Engineering, Ltd.                                 320,000     134,108
    Armstrong Industrial Corp., Ltd.                        390,000     101,487
    ASL Marine Holdings, Ltd.                               282,800     156,134
    Ausgroup, Ltd.                                        1,155,939     493,885
#   Baker Technology, Ltd.                                  259,000      91,481
*   Banyan Tree Holdings, Ltd.                              409,000     204,541
*   Beng Kuang Marine, Ltd.                                 100,000      11,344
#*  Biosensors International Group, Ltd.                  1,183,901   1,156,518

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SINGAPORE -- (Continued)
    Bonvests Holdings, Ltd.                                  51,600 $    47,145
    Boustead Singapore, Ltd.                                271,000     299,457
    Breadtalk Group, Ltd.                                    93,000      73,242
#   Broadway Industrial Group, Ltd.                         520,000     130,979
#   Bukit Sembawang Estates, Ltd.                           123,000     713,319
    Bund Center Investment, Ltd.                          1,264,000     226,298
    CapitaLand, Ltd.                                      2,406,500   7,338,975
    CH Offshore, Ltd.                                       330,000     124,810
*   China Auto Corp., Ltd.                                   22,000         641
    China Aviation Oil Singapore Corp., Ltd.                264,000     220,891
#   China Merchants Holdings Pacific, Ltd.                  148,000     109,417
    Chip Eng Seng Corp., Ltd.                             1,115,000     738,921
    City Developments, Ltd.                                 442,000   4,052,268
    Cityspring Infrastructure Trust                          26,000      10,453
    ComfortDelGro Corp., Ltd.                             1,201,169   1,938,053
#   Cosco Corp. Singapore, Ltd.                           1,210,000     862,676
    Creative Technology, Ltd.                                 2,120       4,520
    CSC Holdings, Ltd.                                      396,000      34,957
    CSE Global, Ltd.                                        690,000     472,777
    CWT, Ltd.                                               264,000     363,740
    DBS Group Holdings, Ltd.                                832,301  11,353,641
*   Delong Holdings, Ltd.                                   207,200      64,766
    DMX Technologies Group, Ltd.                             87,000      17,035
    Dyna-Mac Holdings, Ltd.                                 242,000      86,905
    Elec & Eltek International Co., Ltd.                     20,000      46,819
    Enviro-Hub Holdings, Ltd.                               129,000       9,325
    Eu Yan Sang International, Ltd.                          38,400      19,960
*   euNetworks Group, Ltd.                                2,069,000      25,195
    Ezion Holdings, Ltd.                                    129,000     214,350
#*  Ezra Holdings, Ltd.                                   1,342,000   1,044,665
*   Falcon Energy Group, Ltd.                               537,000     157,193
    Far East Orchard, Ltd.                                  257,401     466,932
    First Resources, Ltd.                                   525,000     738,808
    FJ Benjamin Holdings, Ltd.                              567,000     122,422
    Food Empire Holdings, Ltd.                              144,800      77,840
    Fragrance Group, Ltd.                                 1,448,000     288,406
    Freight Links Express Holdings, Ltd.                  1,235,804      87,303
*   Gallant Venture, Ltd.                                 1,065,000     242,644
    Genting Singapore P.L.C.                                807,000   1,008,505
    Global Yellow Pages, Ltd.                                29,000       1,981
    GMG Global, Ltd.                                      4,743,000     443,459
    Golden Agri-Resources, Ltd.                           7,173,569   3,091,239
    Goodpack, Ltd.                                          220,000     300,187
    GP Batteries International, Ltd.                         50,000      44,592
    GP Industries, Ltd.                                     174,000      68,272
    Great Eastern Holdings, Ltd.                             17,000     245,117
#   GuocoLand, Ltd.                                         425,221     780,369
#   GuocoLeisure, Ltd.                                      560,000     398,474
    Guthrie GTS, Ltd.                                       256,000     158,482
*   Healthway Medical Corp., Ltd.                         1,575,133     120,379
    HG Metal Manufacturing, Ltd.                            300,000      23,599
    Hi-P International, Ltd.                                525,000     299,083

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
SINGAPORE -- (Continued)
    Hiap Hoe, Ltd.                                           128,000 $   67,577
    Hiap Seng Engineering, Ltd.                              120,000     29,717
#   Ho Bee Investment, Ltd.                                  391,000    683,680
*   Hong Fok Corp., Ltd.                                     581,080    319,020
    Hong Leong Asia, Ltd.                                    198,000    261,839
    Hongkong Land Holdings, Ltd.                             152,000  1,106,741
    Hotel Grand Central, Ltd.                                126,971    116,690
#   Hotel Properties, Ltd.                                   368,000  1,033,048
    Hour Glass, Ltd. (The)                                    50,000     71,530
    HTL International Holdings, Ltd.                         328,000     81,720
*   Huan Hsin Holdings, Ltd.                                  67,000      2,589
    HupSteel, Ltd.                                           145,000     27,733
    Hwa Hong Corp., Ltd.                                     280,000     83,188
#   Hyflux, Ltd.                                             672,000    748,877
    Indofood Agri Resources, Ltd.                            912,000    790,392
    InnoTek, Ltd.                                             87,000     20,924
#*  Interra Resources, Ltd.                                  417,000    161,567
#   IPC Corp., Ltd.                                          974,000    117,356
    Jardine Cycle & Carriage, Ltd.                            15,838    627,731
    Jaya Holdings, Ltd.                                      365,000    198,781
*   Jiutian Chemical Group, Ltd.                             673,000     50,945
    Jurong Technologies Industrial Corp., Ltd.               213,200         --
    K-Green Trust                                            106,400     89,947
    K1 Ventures, Ltd.                                        749,000     98,180
#   Keppel Corp., Ltd.                                       301,200  2,627,290
    Keppel Land, Ltd.                                        864,000  2,854,502
    Keppel REIT                                               60,240     73,931
    Keppel Telecommunications & Transportation, Ltd.         102,000    113,659
#   Koh Brothers Group, Ltd.                                 193,000     47,854
    LC Development, Ltd.                                     719,400     88,906
    Lee Kim Tah Holdings, Ltd.                                60,000     37,534
*   Li Heng Chemical Fibre Technologies, Ltd.              1,245,000    128,411
#   Lian Beng Group, Ltd.                                    542,000    228,994
#   Low Keng Huat Singapore, Ltd.                            247,000    145,616
    Lum Chang Holdings, Ltd.                                 123,000     34,539
    M1, Ltd.                                                 219,000    601,517
*   Manhattan Resources, Ltd.                                178,000     49,278
    Marco Polo Marine, Ltd.                                  269,000     93,129
    Memtech International, Ltd.                               90,000      5,322
    Mercator Lines Singapore, Ltd.                            12,000      1,129
#   Mewah International, Inc.                                604,000    221,322
#   Midas Holdings, Ltd.                                   2,395,000    967,293
    Nam Cheong, Ltd.                                          75,000     15,820
#*  Neptune Orient Lines, Ltd.                             1,543,000  1,376,599
    Noble Group, Ltd.                                      3,435,000  3,150,896
    NSL, Ltd.                                                 75,000     93,472
*   Oceanus Group, Ltd.                                    4,001,000    166,001
    OKP Holdings, Ltd.                                        14,000      5,753
#   Olam International, Ltd.                               2,483,809  3,394,105
#   OSIM International, Ltd.                                 226,000    366,998
#*  Otto Marine, Ltd.                                      1,213,500     81,982
    Oversea-Chinese Banking Corp., Ltd.                    1,036,084  9,146,531

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
SINGAPORE -- (Continued)
#   Overseas Union Enterprise, Ltd.                          531,000 $1,343,849
    Pan Pacific Hotels Group, Ltd.                           390,500    736,325
#   Pan-United Corp., Ltd.                                   222,000    167,890
    Petra Foods, Ltd.                                        118,000    390,702
    Popular Holdings, Ltd.                                   550,000    125,062
    QAF, Ltd.                                                296,769    234,078
*   Raffles Education Corp., Ltd.                          1,070,667    278,704
    Raffles Medical Group, Ltd.                              105,365    292,571
#   Rotary Engineering, Ltd.                                 394,000    152,098
*   S I2I, Ltd.                                            4,170,000     70,951
    San Teh, Ltd.                                            140,400     38,233
*   Sapphire Corp., Ltd.                                     460,000     43,066
    SATS, Ltd.                                               681,392  1,742,107
    SBS Transit, Ltd.                                         54,000     64,868
    See Hup Seng, Ltd.                                       391,000     81,052
    SembCorp Industries, Ltd.                                404,000  1,641,720
#   SembCorp Marine, Ltd.                                    179,800    631,668
    Sheng Siong Group, Ltd.                                  260,000    149,095
    SIA Engineering Co., Ltd.                                 86,000    353,488
    Sim Lian Group, Ltd.                                     206,794    147,581
#   Sinarmas Land, Ltd.                                    1,762,000    711,596
    Singapore Airlines, Ltd.                                 523,400  4,726,351
    Singapore Exchange, Ltd.                                 151,000    919,487
    Singapore Land, Ltd.                                     130,143    935,404
    Singapore Post, Ltd.                                     839,216    879,462
#   Singapore Press Holdings, Ltd.                           363,000  1,315,531
    Singapore Reinsurance Corp., Ltd.                         55,000     11,650
    Singapore Shipping Corp., Ltd.                           137,000     26,683
    Singapore Technologies Engineering, Ltd.                 284,000  1,016,449
    Singapore Telecommunications, Ltd.                     1,487,350  4,751,044
#   SMRT Corp., Ltd.                                         449,000    539,570
    Stamford Land Corp., Ltd.                                842,000    406,919
    StarHub, Ltd.                                            172,710    664,155
    Sunningdale Tech, Ltd.                                 1,293,000    138,873
#*  SunVic Chemical Holdings, Ltd.                           502,000    179,857
    Super Group, Ltd.                                        263,000    840,898
#   Swiber Holdings, Ltd.                                  1,045,000    519,173
#   Tat Hong Holdings, Ltd.                                  510,000    617,596
    Technics Oil & Gas, Ltd.                                  69,000     46,509
    Thakral Corp., Ltd.                                      793,000     19,977
#   Tiong Woon Corp. Holding, Ltd.                           297,750     93,326
#*  Triyards holdings, Ltd.                                  113,399     69,824
    Tuan Sing Holdings, Ltd.                               1,318,586    385,665
    UMS Holdings, Ltd.                                       395,000    152,459
    United Engineers, Ltd.                                   369,652    943,688
#   United Envirotech, Ltd.                                  525,000    333,215
    United Industrial Corp., Ltd.                            704,000  1,721,836
    United Overseas Bank, Ltd.                               449,655  7,813,786
    UOB-Kay Hian Holdings, Ltd.                              478,000    667,827
    UOL Group, Ltd.                                          671,000  3,895,910
#   UPP Holdings, Ltd.                                       554,000    128,644
    Vard Holdings, Ltd.                                      487,000    408,598

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
SINGAPORE -- (Continued)
    Venture Corp., Ltd.                                    404,000 $  2,728,842
    WBL Corp., Ltd.                                        225,676      760,203
    Wheelock Properties Singapore, Ltd.                    334,347      532,762
#   Wilmar International, Ltd.                             856,000    2,323,621
    Wing Tai Holdings, Ltd.                                731,124    1,295,180
*   Xpress Holdings, Ltd.                                  474,000       14,279
#   Yeo Hiap Seng, Ltd.                                     63,135      132,432
    YHI International, Ltd.                                 96,000       23,779
    Yongnam Holdings, Ltd.                               1,311,000      319,368
                                                                   ------------
TOTAL SINGAPORE                                                     127,937,279
                                                                   ------------
SPAIN -- (1.9%)
#   Abengoa SA                                              54,815      146,681
#   Abengoa SA Class B                                     219,260      534,827
    Abertis Infraestructuras SA                            115,456    2,154,341
#   Acciona SA                                              36,358    2,378,576
#   Acerinox SA                                            126,275    1,362,594
    ACS Actividades de Construccion y Servicios SA         107,350    2,757,085
*   Adolfo Dominguez SA                                      2,648       13,478
    Adveo Group International SA                             6,163       97,947
    Almirall SA                                             89,463    1,182,682
    Amadeus IT Holding SA Class A                           58,884    1,737,465
*   Amper SA                                                13,326       24,015
#   Antena 3 de Television SA                               80,233      489,303
*   Azkoyen SA                                              14,561       26,544
    Banco Bilbao Vizcaya Argentaria SA                   1,333,040   12,976,566
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR       907,421    8,892,725
#   Banco de Sabadell SA                                 3,727,646    7,743,453
#*  Banco Espanol de Credito SA                            122,647      565,006
#*  Banco Popular Espanol SA                             6,449,812    5,021,812
    Banco Santander SA                                   2,981,742   21,532,789
#   Banco Santander SA Sponsored ADR                     2,229,277   16,162,258
#   Bankinter SA (5474008)                                 408,319    1,501,537
    Bankinter SA (B87RCP8)                                 226,843      835,280
*   Baron de Ley                                             2,832      184,798
#   Bolsas y Mercados Espanoles SA                          38,866    1,054,915
#   CaixaBank                                              958,087    3,542,577
#*  Caja de Ahorros del Mediterraneo                        21,176           --
*   Campofrio Food Group SA                                 29,034      190,477
#*  Cementos Portland Valderrivas SA                        15,255       78,169
    Cie Automotive SA                                       36,670      257,622
*   Codere SA                                                6,452       17,494
    Construcciones y Auxiliar de Ferrocarriles SA            3,147    1,242,198
*   Deoleo SA                                              463,525      161,899
    Dinamia Capital Privado Sociedad de Capital Riesgo
      SA                                                     4,887       33,124
    Distribuidora Internacional de Alimentacion SA         223,728    1,734,209
*   Dogi International Fabrics SA                           13,276           --
    Duro Felguera SA                                        38,890      276,956
#   Ebro Foods SA                                          121,596    2,494,365
    Elecnor SA                                               8,409       95,572
#   Enagas SA                                              197,827    5,268,349
#   Ence Energia y Celulosa S.A                            281,452      742,429

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
SPAIN -- (Continued)
*   Ercros SA                                              127,395 $     69,852
#   Faes Farma SA                                          115,657      316,723
    Ferrovial SA                                           276,424    4,572,730
*   Fersa Energias Renovables SA                            63,001       22,863
    Fluidra SA                                               3,062        9,900
#   Fomento de Construcciones y Contratas SA                74,537      773,272
#   Gamesa Corp. Tecnologica SA                            364,959    1,426,845
    Gas Natural SDG SA                                     229,272    4,800,877
*   Grifols SA                                              73,864    2,964,913
#   Grupo Catalana Occidente SA                             55,676    1,261,675
#*  Grupo Ezentis SA                                       382,628       68,071
    Iberdrola SA                                         2,435,128   13,092,627
    Iberpapel Gestion SA                                     4,081       76,609
#   Inditex SA                                              17,228    2,312,091
#   Indra Sistemas SA                                      137,626    1,851,699
*   Inmobiliaria Colonial SA                                 1,392        1,569
*   Jazztel P.L.C.                                         170,411    1,281,257
*   La Seda de Barcelona SA                                      1            1
    Laboratorios Farmaceuticos Rovi SA                       4,530       41,420
#   Mapfre SA                                              540,209    1,978,548
#*  Mediaset Espana Comunicacion SA                        230,686    1,808,130
    Melia Hotels International SA                           66,213      490,547
#   Miquel y Costas & Miquel SA                             13,101      396,405
*   Natra SA                                                10,905       17,898
#*  NH Hoteles SA                                          196,721      685,151
    Obrascon Huarte Lain SA                                 53,751    1,987,939
    Papeles y Cartones de Europa SA                         71,397      242,495
    Pescanova SA                                            22,953           --
    Prim SA                                                  5,102       34,458
#*  Promotora de Informaciones SA Class A                  321,996       95,470
    Prosegur Cia de Seguridad SA                            93,430      522,262
#*  Realia Business SA                                     136,722       84,153
    Red Electrica Corp. SA                                  71,175    3,783,601
    Repsol SA                                              145,492    3,410,995
#   Repsol SA Sponsored ADR                                274,321    6,408,138
#*  Sacyr Vallehermoso SA                                  441,938      919,653
*   Service Point Solutions SA                              10,140        1,478
*   Sociedad Nacional de Industrias Apicaciones
      Celulosa Espanola SA                                  56,486       29,038
#*  Solaria Energia y Medio Ambiente SA                     34,875       25,084
    Tecnicas Reunidas SA                                    16,577      803,265
    Telecomunicaciones y Energia                            33,041       46,492
    Telefonica SA                                          301,003    4,407,378
#   Telefonica SA Sponsored ADR                            229,616    3,345,505
    Tubacex SA                                             177,088      498,222
    Tubos Reunidos SA                                      146,716      316,692
#   Vidrala SA                                              19,025      634,204
    Viscofan SA                                             35,568    1,848,289
*   Vocento SA                                              34,637       42,283
#   Zardoya Otis SA                                         44,737      625,036
*   Zeltia SA                                              121,802      247,056
                                                                   ------------
TOTAL SPAIN                                                         176,192,976
                                                                   ------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
SWEDEN -- (2.8%)
    AarhusKarlshamn AB                                        35,873 $1,884,194
    Acando AB                                                 79,449    205,267
*   Active Biotech AB                                          9,769     85,827
    AddTech AB Class B                                         3,338    114,132
#   AF AB Class B                                             48,593  1,338,109
#   Alfa Laval AB                                             60,834  1,340,967
    AQ Group AB                                                3,171     26,788
*   Arise Windpower AB                                         1,101      4,252
#   Assa Abloy AB Class B                                     96,250  3,851,807
#   Atlas Copco AB Class A                                    51,700  1,367,072
#   Atlas Copco AB Class B                                    30,156    719,505
#   Atrium Ljungberg AB Class B                                4,423     61,387
    Avanza Bank Holding AB                                     9,530    211,387
#   Axfood AB                                                 14,804    652,307
#   Axis Communications AB                                    21,808    600,554
    B&B Tools AB Class B                                      29,599    361,254
#*  BE Group AB                                               67,268    169,071
#   Beijer AB G&L Class B                                      6,430    112,714
    Beijer Alma AB                                            11,599    236,483
    Beijer Electronics AB                                      2,424     26,580
    Betsson AB                                                18,825    551,398
    Bilia AB Class A                                          31,643    549,777
    BillerudKorsnas AB                                       217,496  2,158,819
    BioGaia AB Class B                                         8,331    291,356
#   Biotage AB                                                44,000     59,207
    Bjoern Borg AB (B8G3M79)                                  24,143    128,518
    Bjoern Borg AB (B8ZRVS6)                                  24,143     11,176
#   Boliden AB                                               449,226  7,174,111
    Bure Equity AB                                           110,718    391,791
    Byggmax Group AB                                          39,140    226,679
    Castellum AB                                             176,279  2,639,520
#   Catena AB                                                    500      6,357
    Cision AB                                                  4,601     32,483
#   Clas Ohlson AB Class B                                    56,986    768,434
*   Cloetta AB Class B                                        14,784     44,355
#   Concentric AB                                             87,565    894,579
    Concordia Maritime AB Class B                             30,791     50,584
    Connecta AB                                                3,879     25,118
*   CyberCom Group AB                                         79,025     23,436
#   Dios Fastigheter AB                                        4,516     27,675
    Doro AB                                                   31,942    138,352
    Duni AB                                                   29,212    276,131
    Electrolux AB Series B                                   281,906  8,023,405
#   Elekta AB Class B                                        141,617  2,171,475
#*  Enea AB                                                   26,784    197,054
#*  Eniro AB                                                 211,064    511,161
    Fabege AB                                                142,851  1,547,073
#   Fagerhult AB                                               2,628     70,454
*   Fastighets AB Balder                                      64,093    465,370
#   Getinge AB Class B                                       141,830  4,276,574
#   Gunnebo AB                                                70,099    296,780
#*  Hakon Invest AB                                           71,713  1,936,186

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SWEDEN -- (Continued)
#   Haldex AB                                                82,129 $   523,024
#   Hennes & Mauritz AB Class B                              71,552   2,541,071
    Hexagon AB Class B                                      293,854   8,430,174
    Hexpol AB                                                36,835   2,076,961
*   HIQ International AB (B97F1H4)                           92,128      33,974
    HIQ International AB (B83KBP4)                           92,128     522,840
#   Hoganas AB Class B                                       38,586   1,848,259
#   Holmen AB Class B                                        93,152   2,611,031
    Hufvudstaden AB Class A                                  70,229     919,267
    Husqvarna AB Class A                                    102,374     593,436
    Husqvarna AB Class B                                    642,017   3,714,820
    Industrial & Financial Systems Class B                   33,452     635,505
    Indutrade AB                                              8,597     298,569
#   Intrum Justitia AB                                       90,784   1,867,167
#   JM AB                                                   118,006   2,657,655
*   KappAhl AB                                               34,978     137,870
    Klovern AB                                               91,294     413,775
#   KNOW IT AB                                               25,707     206,271
#   Kungsleden AB                                           173,465   1,216,291
    Lagercrantz AB Class B                                   28,386     375,113
    Lindab International AB                                 105,581     830,529
    Loomis AB Class B                                        99,260   1,940,453
*   Lundin Petroleum AB                                     140,031   3,367,051
    Meda AB Class A                                         418,047   5,004,208
#*  Medivir AB Class B                                       36,846     391,096
#   Mekonomen AB                                              8,451     267,159
#*  Micronic Mydata AB                                      119,447     255,332
#   Millicom International Cellular SA                       13,799   1,133,369
#   Modern Times Group AB Class B                            30,255   1,298,544
    MQ Holding AB                                             5,078      11,381
    NCC AB Class A                                            6,687     157,379
    NCC AB Class B                                          124,385   2,959,631
*   Net Entertainment NE AB Class B                          18,106     284,250
#*  Net Insight AB Class B                                  379,646      78,782
    New Wave Group AB Class B                               111,042     601,501
    Nibe Industrier AB Class B                               84,063   1,372,035
    Nobia AB                                                245,927   1,415,773
#   Nolato AB Class B                                        25,840     437,540
    Nordea Bank AB                                        1,303,964  15,690,626
#   Nordnet AB Class B                                      133,887     374,783
#   OEM International AB Class B                              9,300      98,598
#*  Orexo AB                                                 20,111     172,775
*   PA Resources AB                                          10,516      38,130
    Peab AB                                                 255,096   1,431,444
#   Pricer AB Class B                                       116,562     161,245
#   Proact IT Group AB                                        5,666      67,156
#   Proffice AB Class B                                      83,768     289,567
#   Ratos AB Class B                                        257,795   2,491,038
*   RaySearch Laboratories AB                                24,042     102,767
#   ReadSoft AB Class B                                      25,383     105,185
*   Rederi AB Transatlantic                                  19,360      11,707
*   Rezidor Hotel Group AB                                  113,467     538,463

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
SWEDEN -- (Continued)
#   RNB Retail And Brands AB                             3,652,160 $     50,716
#   Saab AB Class B                                         80,803    1,773,533
#   Sagax AB Class A                                           362        1,396
*   Sagax AB Class B                                         3,620       11,730
#   Sandvik AB                                             152,979    2,182,030
*   SAS AB                                                 221,144      484,431
    Scania AB Class B                                       85,691    1,832,613
    Securitas AB Class B                                   369,531    3,636,331
#   Semcon AB                                               19,297      176,250
#   Sintercast AB                                            2,200       15,016
    Skandinaviska Enskilda Banken AB                         9,106       89,704
    Skandinaviska Enskilda Banken AB Class A             1,265,750   13,021,214
#   Skanska AB Class B                                     501,564    8,556,565
    SKF AB Class A                                           5,419      127,001
#   SKF AB Class B                                         114,986    2,684,280
    SkiStar AB                                              24,593      288,278
#   SSAB AB Class A                                        276,678    2,038,541
    SSAB AB Class B                                        141,027      905,757
*   Studsvik AB                                                837        3,883
    Svenska Cellulosa AB Class A                            17,824      488,741
    Svenska Cellulosa AB Class B                           528,401   13,764,226
    Svenska Handelsbanken AB Class A                       250,721   11,429,902
    Svenska Handelsbanken AB Class B                         5,730      251,405
#   Sweco AB Class B                                        22,856      275,330
    Swedbank AB Class A                                    487,002   11,991,765
#   Swedish Match AB                                       100,030    3,470,086
*   Swedish Orphan Biovitrum AB                            228,166    1,460,164
#   Systemair AB                                             2,908       47,427
#   Tele2 AB Class B                                       212,630    3,648,547
    Telefonaktiebolaget LM Ericsson Class A                 46,399      560,260
#   Telefonaktiebolaget LM Ericsson Class B                864,965   10,757,027
#   Telefonaktiebolaget LM Ericsson Sponsored ADR          650,060    8,002,239
    TeliaSonera AB                                         880,424    6,074,710
    TradeDoubler AB                                         63,660      144,195
#   Transmode Holding AB                                       795        9,688
#   Trelleborg AB Class B                                  393,782    5,863,088
    Unibet Group P.L.C.                                     33,388    1,156,998
#   Vitrolife AB                                            15,218      144,158
    Volvo AB Class A                                       171,557    2,368,459
    Volvo AB Class B                                       437,084    6,057,895
    Volvo AB Sponsored ADR                                  70,300      977,873
    Wallenstam AB Class B                                   88,721    1,267,307
    Wihlborgs Fastigheter AB                                74,390    1,231,983
                                                                   ------------
TOTAL SWEDEN                                                        253,660,357
                                                                   ------------
SWITZERLAND -- (6.3%)
    ABB, Ltd.                                            1,158,384   26,268,562
#   ABB, Ltd. Sponsored ADR                                450,592   10,169,861
*   Acino Holding AG                                         8,319      859,110
    Actelion, Ltd.                                          79,486    4,866,795
    Adecco SA                                              183,329    9,806,037
*   Advanced Digital Broadcast Holdings SA                   3,871       62,487

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SWITZERLAND -- (Continued)
*   AFG Arbonia-Forster Holding AG                           27,013 $   773,829
    Allreal Holding AG                                       23,861   3,491,906
#   Alpiq Holding AG                                          2,574     326,772
    ALSO Holding AG                                             635      30,842
    ams AG                                                   16,546   1,544,244
    APG SGA SA                                                  781     195,681
    Aryzta AG                                               148,815   9,239,987
    Ascom Holding AG                                         47,038     609,895
    Autoneum Holding AG                                       5,719     393,223
#   Bachem Holding AG Class B                                 6,084     259,592
    Baloise Holding AG                                       77,830   8,022,336
    Bank Coop AG                                              6,201     334,539
    Banque Cantonale de Geneve                                  912     232,495
    Banque Cantonale Vaudoise                                 4,936   2,734,943
    Banque Privee Edmond de Rothschild SA                        10     211,596
    Barry Callebaut AG                                        2,196   2,145,497
    Basilea Pharmaceutica                                     7,673     424,438
#   Basler Kantonalbank                                       6,579     594,481
    Belimo Holding AG                                           207     471,259
    Bell AG                                                     110     266,700
#   Bellevue Group AG                                        11,759     131,959
#   Berner Kantonalbank AG                                    6,038   1,683,349
    BKW AG                                                    8,334     287,845
*   Bobst Group AG                                           14,181     458,751
#   Bossard Holding AG                                        5,930     875,716
    Bucher Industries AG                                     12,681   3,060,852
    Burckhardt Compression Holding AG                         3,855   1,576,571
    Burkhalter Holding AG                                        93      36,733
    Carlo Gavazzi Holding AG                                    209      48,369
    Centralschweizerische Kraftwerke AG                         102      33,676
*   Cham Paper Holding AG                                         5       1,039
#*  Charles Voegele Holding AG                               12,603     175,771
    Cicor Technologies                                          911      27,387
    Cie Financiere Richemont SA Class A                     156,608  12,674,080
    Cie Financiere Tradition SA                               1,824      98,201
    Clariant AG                                             404,090   5,912,039
#*  Coca-Cola HBC AG ADR                                    143,627   3,698,395
    Coltene Holding AG                                        4,487     231,865
    Conzzeta AG                                                 163     306,280
    Credit Suisse Group AG                                  733,039  20,357,249
#   Credit Suisse Group AG Sponsored ADR                    509,383  14,660,043
    Daetwyler Holding AG                                     11,073   1,260,339
    Dottikon Es Holding AG                                       89      18,847
*   Dufry AG                                                 20,473   2,727,483
#   EFG International AG                                     97,210   1,299,657
    Emmi AG                                                   3,519   1,090,016
    EMS-Chemie Holding AG                                     9,281   2,683,946
    Energiedienst Holding AG                                  8,178     312,235
    Flughafen Zuerich AG                                      6,844   3,330,012
    Forbo Holding AG                                          2,864   1,849,204
#   Galenica AG                                               4,861   3,191,763
    GAM Holding AG                                          367,328   6,496,168

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SWITZERLAND -- (Continued)
*   Gategroup Holding AG                                     48,192 $   934,008
    Geberit AG                                               11,921   2,913,279
    Georg Fischer AG                                          6,386   2,781,395
    Givaudan SA                                               6,351   8,179,001
    Gurit Holding AG                                            703     286,979
    Helvetia Holding AG                                      10,788   4,525,943
    Holcim, Ltd.                                            208,137  16,235,724
    Huber & Suhner AG                                        15,270     745,853
    Implenia AG                                              24,070   1,322,186
    Inficon Holding AG                                        2,331     725,054
    Interroll Holding AG                                        612     256,076
    Intershop Holdings                                        1,609     553,420
    Julius Baer Group, Ltd.                                 366,516  14,610,929
    Kaba Holding AG Class B                                   4,500   1,761,866
    Kardex AG                                                10,359     367,634
    Komax Holding AG                                          5,513     592,776
    Kudelski SA                                              76,481     964,192
    Kuehne + Nagel International AG                          13,624   1,560,536
    Kuoni Reisen Holding AG                                   6,600   2,014,457
    LEM Holding SA                                            2,688   1,631,438
    Liechtensteinische Landesbank AG                          3,057     128,693
*   LifeWatch AG                                              6,293      47,184
    Lindt & Spruengli AG                                         35   1,559,728
#   Logitech International SA (B18ZRK2)                     258,348   1,647,311
#   Logitech International SA (H50430232)                    26,700     169,545
    Lonza Group AG                                          105,032   7,318,842
#   Luzerner Kantonalbank AG                                  4,410   1,755,280
    Metall Zug AG                                               177     430,223
#*  Meyer Burger Technology AG                               63,663     389,359
    Micronas Semiconductor Holding AG                        59,268     417,837
    Mikron Holding AG                                        48,480     300,030
    Mobilezone Holding AG                                    18,218     176,868
    Mobimo Holding AG                                         9,995   2,246,195
*   Myriad Group AG                                          65,312     172,973
    Nestle SA                                               587,284  41,880,656
#   Nobel Biocare Holding AG                                 73,392     822,593
    Novartis AG                                              35,249   2,609,398
#   Novartis AG ADR                                         818,651  60,383,698
    OC Oerlikon Corp. AG                                    304,419   3,523,767
*   Orascom Development Holding AG                            4,588      44,930
    Orell Fuessli Holding AG                                    435      41,890
    Orior AG                                                  2,562     137,756
    Panalpina Welttransport Holding AG                       16,373   1,594,375
    Partners Group Holding AG                                 6,832   1,752,850
    Phoenix Mecano AG                                         1,081     546,550
    PSP Swiss Property AG                                    24,449   2,295,189
    PubliGroupe AG                                            2,868     415,785
#   Rieter Holding AG                                         5,827     973,864
    Roche Holding AG (7108918)                                4,592   1,147,283
    Roche Holding AG (7110388)                               81,978  20,522,404
    Romande Energie Holding SA                                  367     394,661
    Schaffner Holding AG                                        468     108,704

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
SWITZERLAND -- (Continued)
    Schindler Holding AG                                     5,484 $    803,195
#*  Schmolz + Bickenbach AG                                 61,630      180,697
    Schweiter Technologies AG                                1,714    1,082,359
    Schweizerische National-Versicherungs-Gesellschaft
      AG                                                    23,120    1,104,489
    SGS SA                                                   1,177    2,846,145
    Siegfried Holding AG                                     6,726      887,139
    Sika AG                                                  2,936    7,094,693
    Sonova Holding AG                                       18,601    2,026,356
    St Galler Kantonalbank AG                                4,439    1,942,443
#   Straumann Holding AG                                     4,939      648,373
    Sulzer AG                                               35,198    6,014,988
    Swatch Group AG (The) (7184725)                         22,401   12,851,910
    Swatch Group AG (The) (7184736)                         30,592    3,076,356
    Swiss Life Holding AG                                   49,938    7,911,372
    Swiss Re AG                                            345,927   27,529,420
    Swisscom AG                                              5,130    2,416,331
    Swisscom AG Sponsored ADR                                5,100      240,057
    Swisslog Holding AG                                    474,566      623,726
    Swissquote Group Holding SA                             17,535      582,752
#   Syngenta AG ADR                                        121,993   10,430,401
    Tamedia AG                                               2,226      244,107
    Tecan Group AG                                          11,507    1,071,154
*   Temenos Group AG                                        87,201    2,062,260
*   Tornos Holding AG                                       12,446       60,097
    U-Blox AG                                                9,035      486,970
    UBS AG (B18YFJ4)                                     1,749,489   31,208,104
#   UBS AG (H89231338)                                     136,504    2,428,406
*   Valartis Group AG                                        9,003      211,039
    Valiant Holding                                         20,946    1,963,909
    Valora Holding AG                                        6,086    1,194,938
    Vaudoise Assurances Holding SA Class B                   1,158      436,263
    Verwaltungs- und Privat-Bank AG                          4,226      338,845
    Vetropack Holding AG                                       365      739,956
#*  Von Roll Holding AG                                     80,625      143,749
    Vontobel Holding AG                                     46,518    1,501,144
    Walliser Kantonalbank                                      173      159,817
    Walter Meier AG                                          3,375      203,088
    Ypsomed Holding AG                                       4,070      240,949
#   Zehnder Group AG                                        14,106      624,093
*   Zueblin Immobilien Holding AG                           38,248       82,761
*   Zug Estates Holding AG                                     178      238,526
    Zuger Kantonalbank AG                                      129      691,678
    Zurich Insurance Group AG                              145,954   40,785,621
                                                                   ------------
TOTAL SWITZERLAND                                                   571,262,790
                                                                   ------------
UNITED KINGDOM -- (16.7%)
    888 Holdings PLC                                       270,123      713,887
    A.G.BARR P.L.C.                                         85,932      732,498
    Aberdeen Asset Management P.L.C.                     1,250,675    8,730,095
    Acal P.L.C.                                             26,297       86,379
    Admiral Group P.L.C.                                    70,933    1,412,983
*   Afren P.L.C.                                         1,740,197    3,631,913

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    African Barrick Gold P.L.C.                              85,323 $   232,493
*   Aga Rangemaster Group P.L.C.                             62,528      76,384
    Aggreko P.L.C.                                           93,911   2,603,270
    Air Partner P.L.C.                                        2,004      11,168
*   Alent P.L.C.                                            434,124   2,285,903
    Alizyme P.L.C.                                           42,517          --
    Alumasc Group                                             8,807      11,634
    AMEC P.L.C.                                             355,451   5,603,299
    Amlin P.L.C.                                            773,905   5,104,745
    Anglo American P.L.C.                                   763,241  18,661,816
    Anglo Pacific Group P.L.C.                               20,167      68,193
    Anglo-Eastern Plantations                                 8,036      88,660
    Anite P.L.C.                                            269,961     513,867
    Antofagasta P.L.C.                                      121,117   1,699,521
    ARM Holdings P.L.C.                                      12,223     190,115
    ARM Holdings P.L.C. Sponsored ADR                       122,079   5,707,193
    Ashmore Group P.L.C.                                    204,746   1,271,619
    Ashtead Group P.L.C.                                    731,377   6,688,771
    Associated British Foods P.L.C.                         254,917   7,668,358
    Assura Group, Ltd.                                       63,019      33,538
#   AstraZeneca P.L.C. Sponsored ADR                        424,722  22,051,566
    Aveva Group P.L.C.                                       24,876     858,685
    Aviva P.L.C.                                          2,797,137  13,279,438
#   Aviva P.L.C. Sponsored ADR                               20,300     194,677
    Avon Rubber P.L.C.                                        9,160      59,810
    AZ Electronic Materials SA                               55,116     244,056
    Babcock International Group P.L.C.                      388,234   6,460,235
    BAE Systems P.L.C.                                    2,112,632  12,339,229
    Balfour Beatty P.L.C.                                 1,026,081   3,445,533
    Barclays P.L.C.                                         189,466     845,487
#   Barclays P.L.C. Sponsored ADR                         1,811,137  32,564,243
*   Barratt Developments P.L.C.                           1,657,748   8,024,853
    BBA Aviation P.L.C.                                     738,833   2,884,694
    Beazley P.L.C.                                          835,824   2,919,874
    Bellway P.L.C.                                          200,177   4,187,261
    Berendsen P.L.C.                                        316,034   3,797,799
    Berkeley Group Holdings P.L.C.                          185,732   6,022,224
    Betfair Group P.L.C.                                     18,896     254,414
    BG Group P.L.C.                                         933,234  15,754,237
    BG Group P.L.C. Sponsored ADR                           136,000   2,283,440
#   BHP Billiton P.L.C.                                      15,526     436,790
#   BHP Billiton P.L.C. ADR                                 286,867  16,216,592
    Bloomsbury Publishing P.L.C.                             58,768     105,452
    Bodycote P.L.C.                                         365,613   2,945,744
    Booker Group P.L.C.                                   1,112,107   2,057,026
    BOOT HENRY P.L.C.                                        54,419     152,428
    Bovis Homes Group P.L.C.                                238,601   2,847,068
    BP P.L.C.                                                79,890     578,894
    BP P.L.C. Sponsored ADR                               1,562,643  68,131,232
    Braemar Shipping Services P.L.C.                         13,650      84,831
    Brammer P.L.C.                                           37,542     208,010
    Brewin Dolphin Holdings P.L.C.                          364,018   1,182,792

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    British American Tobacco P.L.C.                           82,257 $4,559,935
    British American Tobacco P.L.C. Sponsored ADR             19,800  2,198,196
    British Polythene Industries P.L.C.                       25,012    213,636
    British Sky Broadcasting Group P.L.C.                     56,222    736,828
#   British Sky Broadcasting Group P.L.C. Sponsored ADR       24,700  1,302,431
#   Britvic P.L.C.                                           229,456  1,568,949
    BT Group P.L.C.                                          418,392  1,798,930
    BT Group P.L.C. Sponsored ADR                            140,608  6,047,550
*   BTG P.L.C.                                               359,416  1,931,434
    Bunzl P.L.C.                                             246,332  4,900,129
    Burberry Group P.L.C.                                    177,928  3,701,487
    Bwin.Party Digital Entertainment P.L.C.                  855,899  1,778,671
    Cable & Wireless Communications P.L.C.                 1,776,899  1,169,805
*   Cairn Energy P.L.C.                                      474,169  2,129,238
    Camellia P.L.C.                                              127     20,767
    Cape P.L.C.                                              138,275    640,381
    Capita P.L.C.                                            112,002  1,570,600
    Capital & Counties Properties P.L.C.                     218,370  1,045,557
*   Capital & Regional P.L.C.                                398,343    213,389
    Carclo P.L.C.                                             21,100    134,342
    Carillion P.L.C.                                         666,756  2,781,561
    Carnival P.L.C.                                           34,284  1,237,788
#   Carnival P.L.C. ADR                                      150,470  5,436,481
    Carr's Milling Industries P.L.C.                           2,672     54,542
    Castings P.L.C.                                           59,187    308,619
    Catlin Group, Ltd.                                       605,820  4,952,321
*   Centamin P.L.C.                                          839,063    544,328
    Centaur Media P.L.C.                                      79,311     56,617
    Centrica P.L.C.                                        1,199,858  6,920,482
    Charles Stanley Group P.L.C.                               6,583     41,372
    Charles Taylor P.L.C.                                     11,746     32,303
    Chemring Group P.L.C.                                    206,264    869,425
    Chesnara P.L.C.                                          141,539    525,872
    Chime Communications P.L.C.                               37,943    151,325
    Cineworld Group P.L.C.                                    99,480    447,705
    Clarkson P.L.C.                                              255      6,455
    Close Brothers Group P.L.C.                              226,483  3,656,455
*   Coalfield Resources P.L.C.                                64,359      4,297
    Cobham P.L.C.                                          1,470,624  5,729,426
*   Colt Group SA                                            411,277    735,036
    Communisis P.L.C.                                        140,949    118,270
    Compass Group P.L.C.                                     480,340  6,326,104
    Computacenter P.L.C.                                     146,502  1,022,790
    Consort Medical P.L.C.                                    28,001    348,118
#   Costain Group P.L.C.                                      19,739     84,604
    Cranswick P.L.C.                                          73,422  1,204,729
    Creston P.L.C.                                            18,283     24,401
    Croda International P.L.C.                                71,595  2,759,952
    CSR P.L.C.                                               336,056  2,576,893
    Daily Mail & General Trust P.L.C.                        281,785  3,011,305
    Dairy Crest Group P.L.C.                                 244,435  1,751,455
    Darty P.L.C.                                             626,610    477,353

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    De La Rue P.L.C.                                         103,366 $1,496,560
    Debenhams P.L.C.                                       1,932,500  2,499,735
    Dechra Pharmaceuticals P.L.C.                             78,505    875,983
    Development Securities P.L.C.                            172,641    389,519
    Devro P.L.C.                                             222,824  1,144,513
    Diageo P.L.C. Sponsored ADR                               62,900  7,686,380
    Dialight P.L.C.                                            7,542    152,058
    Dignity P.L.C.                                            45,908    982,079
    Diploma P.L.C.                                           155,317  1,377,594
*   Dixons Retail P.L.C.                                   5,833,882  3,191,621
    Domino Printing Sciences P.L.C.                          150,960  1,563,646
    Domino's Pizza Group P.L.C.                               40,146    406,340
    Drax Group P.L.C.                                        613,320  5,853,467
    DS Smith P.L.C.                                        1,468,195  5,334,180
    Dunelm Group P.L.C.                                       28,656    376,724
    Dyson Group P.L.C                                          3,999        435
    E2V Technologies P.L.C.                                   76,169    140,931
    easyJet P.L.C.                                           256,886  4,467,121
    Electrocomponents P.L.C.                                 562,809  2,103,399
    Elementis P.L.C.                                         676,048  2,775,420
*   EnQuest P.L.C.                                           978,645  1,960,688
*   Enterprise Inns P.L.C.                                   925,490  1,411,051
*   Essar Energy P.L.C.                                      192,778    429,269
#   Eurasian Natural Resources Corp. P.L.C.                  412,725  1,774,829
    Euromoney Institutional Investor P.L.C.                   28,692    437,232
    Evraz P.L.C.                                             514,781  1,252,715
*   Exillon Energy P.L.C.                                     53,186    127,856
    Experian P.L.C.                                          257,349  4,527,982
    F&C Asset Management P.L.C.                              685,705  1,044,414
    Fenner P.L.C.                                            236,565  1,293,975
    Ferrexpo P.L.C.                                          301,182    840,188
    Fiberweb P.L.C.                                          103,938    128,761
    Fidessa Group P.L.C.                                      28,033    782,001
    Filtrona P.L.C.                                          208,691  2,295,142
*   Findel P.L.C.                                             60,404    152,602
    Firstgroup P.L.C.                                        562,415  1,846,925
    Fortune Oil P.L.C.                                       498,903     62,048
    Fresnillo P.L.C.                                          22,205    401,351
    Fuller Smith & Turner                                     42,043    522,719
*   Future P.L.C.                                            361,156    106,782
    G4S P.L.C.                                             1,785,182  8,689,508
    Galliford Try P.L.C.                                     123,985  1,900,777
    Games Workshop Group P.L.C.                                7,668     82,283
*   Gem Diamonds, Ltd.                                       175,063    354,830
    Genus P.L.C.                                              79,262  1,669,924
    GKN P.L.C.                                             1,827,272  7,821,594
#   GlaxoSmithKline P.L.C. Sponsored ADR                     108,093  5,581,923
    Go-Ahead Group P.L.C.                                     35,316    850,152
    Greencore Group P.L.C.                                   671,345  1,111,235
    Greene King P.L.C.                                       334,867  3,784,663
    Greggs P.L.C.                                            146,703    944,955
*   Guinness Peat Group P.L.C.                                52,296     24,886

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Halfords Group P.L.C.                                   340,193 $ 1,821,965
    Halma P.L.C.                                            279,917   2,179,083
    Hampson Industries P.L.C.                                73,570          --
    Hansard Global P.L.C.                                     3,345       5,149
*   Hardy Oil & Gas P.L.C.                                   24,446      43,411
    Hargreaves Lansdown P.L.C.                               95,656   1,456,789
    Harvey Nash Group P.L.C.                                 28,747      33,887
    Hays P.L.C.                                             771,101   1,121,250
    Headlam Group P.L.C.                                    103,583     553,955
    Helical Bar P.L.C.                                      191,850     739,364
    Henderson Group P.L.C.                                1,473,677   3,787,302
*   Heritage Oil P.L.C.                                     201,854     502,787
    Hikma Pharmaceuticals P.L.C.                            182,354   2,772,308
    Hill & Smith Holdings P.L.C.                            119,305     794,949
    Hiscox, Ltd.                                            522,061   4,550,554
    HMV Group P.L.C.                                        382,104       6,529
    Hochschild Mining P.L.C.                                200,765     780,256
    Hogg Robinson Group P.L.C.                              128,437     112,176
#   Home Retail Group P.L.C.                              1,361,951   3,298,370
    Homeserve P.L.C.                                        275,738     897,647
    Hornby P.L.C.                                            20,303      26,857
    Howden Joinery Group P.L.C.                             747,488   2,890,822
    HSBC Holdings P.L.C.                                     44,831     490,989
    HSBC Holdings P.L.C. Sponsored ADR                    1,761,750  96,649,601
    Hunting P.L.C.                                          181,248   2,276,073
    Huntsworth P.L.C.                                       253,189     235,255
    Hyder Consulting P.L.C.                                  18,277     134,003
    ICAP P.L.C.                                             767,858   3,441,716
    IG Group Holdings P.L.C.                                383,768   3,214,350
*   Imagination Technologies Group P.L.C.                    60,595     401,469
    IMI P.L.C.                                              281,700   5,430,089
    Imperial Tobacco Group P.L.C.                           308,273  11,022,560
#   Imperial Tobacco Group P.L.C. ADR                        16,683   1,201,343
    Inchcape P.L.C.                                         673,430   5,249,868
    Informa P.L.C.                                          876,090   6,518,918
    Inmarsat P.L.C.                                         516,435   5,804,892
*   Innovation Group P.L.C.                               1,143,991     461,739
    InterContinental Hotels Group P.L.C.                      6,716     198,440
    InterContinental Hotels Group P.L.C. ADR                 84,744   2,504,185
#*  International Consolidated Airlines Group SA
      (B5282K0)                                             282,178   1,188,649
*   International Consolidated Airlines Group SA
      (B5M6XQ7)                                           1,489,683   6,311,730
*   International Consolidated Airlines Group SA
      Sponsored ADR                                          12,200     256,810
*   International Ferro Metals, Ltd.                         20,587       3,193
    Interserve P.L.C.                                       223,657   1,646,465
    Intertek Group P.L.C.                                    68,963   3,547,779
    Invensys P.L.C.                                         889,059   5,322,839
    Investec P.L.C.                                         885,421   6,269,883
*   IP Group P.L.C.                                         316,949     763,052
    ITE Group P.L.C.                                         83,656     340,997
    ITV P.L.C.                                            3,143,342   6,146,565
    J Sainsbury P.L.C.                                    1,164,086   6,898,885
    James Fisher & Sons P.L.C.                               63,134     986,260

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
UNITED KINGDOM -- (Continued)
    Jardine Lloyd Thompson Group P.L.C.                      72,940 $   961,764
    JD Sports Fashion P.L.C.                                 17,207     227,936
    JD Wetherspoon P.L.C.                                   166,449   1,519,780
#*  JKX Oil & Gas P.L.C.                                    132,334     139,447
    John Menzies P.L.C.                                      33,322     377,859
    John Wood Group P.L.C.                                  450,653   5,439,257
    Johnson Matthey P.L.C.                                  133,997   5,054,726
*   Johnston Press P.L.C.                                 1,456,828     346,326
    Jupiter Fund Management P.L.C.                          256,540   1,320,713
    Kazakhmys P.L.C.                                        307,296   1,670,301
    Kcom Group P.L.C.                                       346,054     455,155
    Keller Group P.L.C.                                      95,019   1,268,199
#   Kier Group P.L.C.                                        54,951   1,000,990
    Kingfisher P.L.C.                                     2,296,899  11,191,942
*   Kofax P.L.C.                                             73,881     367,690
    Ladbrokes P.L.C.                                        668,566   1,968,621
    Laird P.L.C.                                            450,578   1,520,688
    Lamprell P.L.C.                                         459,239   1,032,036
    Lancashire Holdings, Ltd.                               249,317   3,282,590
    Latchways P.L.C.                                          2,464      40,398
    Laura Ashley Holdings P.L.C.                            224,765     101,126
    Lavendon Group P.L.C.                                   166,615     437,639
    Legal & General Group P.L.C.                          5,530,641  14,585,104
*   Liontrust Asset Management P.L.C.                         4,633      12,018
*   Lloyds Banking Group P.L.C.                          23,313,762  19,804,874
#*  Lloyds Banking Group P.L.C. ADR                         683,962   2,345,990
    London Stock Exchange Group P.L.C.                      221,942   4,631,166
#*  Lonmin P.L.C.                                           414,788   1,739,881
    Lookers P.L.C.                                          275,974     400,413
    Low & Bonar P.L.C.                                      125,487     138,236
    LSL Property Services P.L.C.                             14,831      80,820
    Man Group P.L.C.                                      2,686,079   4,271,115
    Management Consulting Group P.L.C.                      265,588     131,847
    Marks & Spencer Group P.L.C.                          1,202,621   7,654,957
    Marshalls P.L.C.                                         95,760     189,342
    Marston's P.L.C.                                      1,092,812   2,459,610
    McBride P.L.C.                                          279,529     497,093
    Mears Group P.L.C.                                       84,312     459,362
    Mecom Group P.L.C.                                       80,270      53,199
    Meggitt P.L.C.                                          992,736   7,235,227
    Melrose Industries P.L.C.                             1,501,473   5,691,375
    Michael Page International P.L.C.                       115,124     668,228
    Micro Focus International P.L.C.                         80,208     834,941
    Millennium & Copthorne Hotels P.L.C.                    254,750   2,241,528
*   Mitchells & Butlers P.L.C.                              356,120   1,853,106
    Mitie Group P.L.C.                                      530,288   2,275,959
    MJ Gleeson Group P.L.C.                                  19,478      76,432
    Mondi P.L.C.                                            581,433   7,726,943
    Moneysupermarket.com Group P.L.C.                       313,491     977,550
    Morgan Advanced Materials P.L.C.                        349,840   1,424,143
    Morgan Sindall Group P.L.C.                              51,049     456,700
*   Mothercare P.L.C.                                       172,953     851,334

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
*   MWB Group Holdings P.L.C.                                22,990 $        --
    N Brown Group P.L.C.                                    256,760   1,777,853
    National Express Group P.L.C.                           569,222   1,692,409
    National Grid P.L.C.                                     13,964     178,002
    National Grid P.L.C. Sponsored ADR                      167,138  10,660,060
    NCC Group P.L.C.                                         57,054     100,136
#   New World Resources P.L.C. Class A                       46,188     111,351
    Next P.L.C.                                              64,828   4,394,458
    Northgate P.L.C.                                        133,138     700,839
    Novae Group P.L.C.                                       79,346     575,402
#*  Ocado Group P.L.C.                                      307,841     813,173
    Old Mutual P.L.C.                                     4,612,610  14,712,331
*   Optos P.L.C.                                              8,716      21,904
*   Oxford Biomedica P.L.C.                                 264,084       6,781
    Oxford Instruments P.L.C.                                18,714     448,552
    Pace P.L.C.                                             499,152   1,926,687
    PayPoint P.L.C.                                          17,292     218,919
#   Pearson P.L.C. Sponsored ADR                            607,283  11,095,060
*   Pendragon P.L.C.                                        451,753     162,927
    Pennon Group P.L.C.                                     283,245   3,016,930
    Persimmon P.L.C. (0682538)                              468,678   7,873,177
    Persimmon P.L.C. (B8Y2Q10)                              468,678     546,016
*   Petra Diamonds, Ltd.                                     89,287     152,458
    Petrofac, Ltd.                                           52,611   1,105,780
    Petropavlovsk P.L.C.                                    196,034     444,196
    Phoenix Group Holdings                                   90,670     893,751
    Phoenix IT Group, Ltd.                                   33,310      77,730
    Photo-Me International P.L.C.                           817,692     989,330
    Pinnacle Staffing Group P.L.C.                           15,255          --
    Premier Farnell P.L.C.                                  242,639     797,721
*   Premier Foods P.L.C.                                    356,649     405,573
*   Premier Oil P.L.C.                                      783,278   4,545,965
    Provident Financial P.L.C.                               27,672     701,449
    Prudential P.L.C.                                       253,291   4,355,230
#   Prudential P.L.C. ADR                                   651,676  22,508,889
    Puma Brandenburg, Ltd. Class A                           90,186          --
    Puma Brandenburg, Ltd. Class B                           90,186          --
*   Punch Taverns P.L.C.                                    883,786     140,979
*   PV Crystalox Solar P.L.C.                               156,328      25,120
#   PZ Cussons P.L.C.                                       247,056   1,532,631
    QinetiQ Group P.L.C.                                    957,415   2,818,672
*   Quintain Estates & Development P.L.C.                   577,237     580,330
    Randgold Resources, Ltd.                                 12,728   1,029,730
    Raven Russia, Ltd.                                       27,598      31,377
    REA Holdings P.L.C.                                      11,361      81,213
    Reckitt Benckiser Group P.L.C.                           58,545   4,273,837
*   Redrow P.L.C.                                           471,621   1,568,828
    Reed Elsevier P.L.C.                                      7,445      87,042
#   Reed Elsevier P.L.C. Sponsored ADR                       42,827   1,996,594
    Regus P.L.C.                                            975,835   2,485,500
    Renishaw P.L.C.                                          28,314     725,197
*   Renovo Group P.L.C.                                     132,895      39,964

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
UNITED KINGDOM -- (Continued)
    Rentokil Initial P.L.C.                               1,356,865 $ 2,001,069
    Resolution, Ltd.                                      2,178,661   8,946,913
    Restaurant Group P.L.C. (The)                           257,314   1,927,999
    Rexam P.L.C.                                          1,036,311   8,321,013
    Ricardo P.L.C.                                           27,069     163,169
    Rightmove P.L.C.                                         44,168   1,317,630
    Rio Tinto P.L.C.                                        113,242   5,200,081
#   Rio Tinto P.L.C. Sponsored ADR                          458,818  21,133,157
    RM P.L.C.                                                31,960      36,857
    Robert Walters P.L.C.                                    96,470     346,403
    Rolls-Royce Holdings P.L.C. (B63H849)                   809,990  14,239,046
    Rolls-Royce Holdings P.L.C. (B9KGVK7)                96,388,810     149,726
    Rotork P.L.C.                                            39,096   1,768,752
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR       398,385   3,808,561
    Royal Dutch Shell P.L.C. ADR (780259206)                 90,229   6,132,865
#   Royal Dutch Shell P.L.C. ADR (780259107)              1,430,280  99,819,241
    Royal Dutch Shell P.L.C. Class A                          6,868     233,823
    Royal Dutch Shell P.L.C. Class B                        109,362   3,836,138
    RPC Group P.L.C.                                        235,852   1,458,362
    RPS Group P.L.C.                                        365,926   1,419,592
    RSA Insurance Group P.L.C.                            5,848,053  10,126,397
    S&U P.L.C.                                                2,614      47,029
    SABMiller P.L.C.                                        257,083  13,871,491
    Safestore Holdings P.L.C.                               153,669     327,280
    Sage Group P.L.C. (The)                               1,655,176   8,684,076
*   Salamander Energy P.L.C.                                339,893     965,917
    Savills P.L.C.                                          184,759   1,668,071
    Schroders P.L.C. (0239581)                               58,179   1,674,747
    Schroders P.L.C. (0240549)                              142,754   5,184,666
    SDL P.L.C.                                              135,257     764,951
    Senior P.L.C.                                           511,832   2,031,388
    Serco Group P.L.C.                                      328,894   3,165,141
    Severfield-Rowen P.L.C.                                 407,213     249,855
    Severn Trent P.L.C.                                     120,195   3,406,454
    Shanks Group P.L.C.                                     600,971     764,381
    Shire P.L.C.                                             10,891     339,494
    Shire P.L.C. ADR                                         28,741   2,691,307
    SIG P.L.C.                                              966,996   2,437,274
*   Skyepharma P.L.C. Sponsored ADR                              80          53
    Smith & Nephew P.L.C.                                   128,249   1,468,016
#   Smith & Nephew P.L.C. Sponsored ADR                      42,864   2,449,249
    Smiths Group P.L.C.                                     141,203   2,746,305
    Smiths News P.L.C.                                      201,802     562,056
*   Soco International P.L.C.                               326,046   1,922,368
#*  Southern Cross Healthcare Group P.L.C.                  120,532          --
    Spectris P.L.C.                                         138,921   4,560,201
    Speedy Hire P.L.C.                                      306,298     230,589
    Spirax-Sarco Engineering P.L.C.                          57,560   2,351,392
    Spirent Communications P.L.C.                         1,996,897   4,048,462
#   Spirent Communications P.L.C. ADR                        25,100     203,310
    Spirit Pub Co. P.L.C.                                   913,063     920,806
*   Sportech P.L.C.                                          87,812     134,401

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
*   Sports Direct International P.L.C.                      145,139 $ 1,054,692
    SSE P.L.C.                                              466,918  11,304,948
    St Ives P.L.C.                                           62,805     136,413
    St James's Place P.L.C.                                 271,084   2,333,767
    ST Modwen Properties P.L.C.                             233,252     972,320
    Stagecoach Group P.L.C.                                 432,886   2,069,049
    Standard Chartered P.L.C.                             1,125,564  28,327,517
    Standard Life P.L.C.                                  2,161,438  12,594,129
    Sthree P.L.C.                                            69,781     363,929
*   STV Group P.L.C.                                         56,141     114,915
*   SuperGroup P.L.C.                                        12,579     135,490
    Synergy Health P.L.C.                                    77,814   1,314,977
    Synthomer P.L.C.                                        290,096     907,076
    T Clarke P.L.C.                                          26,802      21,650
    TalkTalk Telecom Group P.L.C.                           492,153   1,918,131
#*  Talvivaara Mining Co. P.L.C.                             96,626      21,145
    Tate & Lyle P.L.C.                                      407,706   5,350,517
    Taylor Wimpey P.L.C.                                  5,137,151   7,433,089
    Ted Baker P.L.C.                                         12,672     266,528
    Telecity Group P.L.C.                                   139,195   1,997,723
    Telecom Plus P.L.C.                                      22,388     424,461
    Tesco P.L.C.                                          3,732,880  21,232,553
*   Thomas Cook Group P.L.C.                              1,303,569   2,621,640
*   Thorntons P.L.C.                                         37,958      47,047
    Topps Tiles P.L.C.                                       39,249      41,705
    Travis Perkins P.L.C.                                   375,021   8,367,748
    Tribal Group P.L.C.                                      44,362     100,663
    Trifast P.L.C.                                           29,862      25,088
*   Trinity Mirror P.L.C.                                   486,638     679,044
    TT electronics P.L.C.                                   251,972     652,713
    TUI Travel P.L.C.                                       686,163   3,354,834
    Tullett Prebon P.L.C.                                   391,143   1,488,519
    Tullow Oil P.L.C.                                       229,756   3,581,371
    UBM P.L.C.                                              205,478   2,336,950
    UK Mail Group P.L.C.                                     12,676      83,647
    Ultra Electronics Holdings P.L.C.                        50,058   1,284,333
    Unilever P.L.C.                                          17,957     778,018
    Unilever P.L.C. Sponsored ADR                           120,000   5,198,400
    Unite Group P.L.C.                                      222,008   1,201,425
    United Drug P.L.C.                                      303,183   1,427,294
    United Utilities Group P.L.C.                           349,128   4,022,016
    United Utilities Group P.L.C. ADR                        10,818     249,247
    UTV Media P.L.C.                                        119,515     296,164
*   Vectura Group P.L.C.                                    451,994     618,091
    Vedanta Resources P.L.C.                                178,332   3,374,440
*   Vernalis P.L.C.                                          11,473       4,061
    Vesuvius P.L.C.                                         438,891   2,377,794
    Victrex P.L.C.                                           40,288   1,005,138
    Vislink P.L.C.                                           11,896       5,638
    Vitec Group P.L.C. (The)                                 22,412     213,992
    Vodafone Group P.L.C.                                   742,546   2,265,727
    Vodafone Group P.L.C. Sponsored ADR                   2,394,771  73,256,045

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                        SHARES      VALUE++
                                                       --------- --------------
UNITED KINGDOM -- (Continued)
#   Volex P.L.C.                                          18,246 $       27,409
    Vp P.L.C.                                             11,576         61,340
    Weir Group P.L.C. (The)                              136,924      4,697,312
#   WH Smith P.L.C.                                      162,641      1,871,879
    Whitbread P.L.C.                                     188,415      7,490,094
    William Hill P.L.C.                                1,260,604      8,353,259
    Wilmington Group P.L.C.                              141,363        332,020
*   Wincanton P.L.C.                                      64,071         52,736
    WM Morrison Supermarkets P.L.C.                    2,160,880      9,806,556
*   Wolfson Microelectronics P.L.C.                      192,246        612,836
    Wolseley P.L.C.                                      272,272     13,485,388
#   Wolseley P.L.C. ADR                                   57,552        285,458
    WPP P.L.C.                                           443,647      7,334,514
    WPP P.L.C. Sponsored ADR                             134,635     11,112,773
    WS Atkins P.L.C.                                      90,312      1,266,580
    Xaar P.L.C.                                           24,829        193,330
    Xchanging P.L.C.                                     363,238        755,664
#   XP Power, Ltd.                                         3,794         70,667
    Xstrata P.L.C.                                       827,448     12,451,823
                                                                 --------------
TOTAL UNITED KINGDOM                                              1,520,129,229
                                                                 --------------
UNITED STATES -- (0.0%)
#   ASML Holding NV                                       40,988      3,048,277
    Biota Pharmaceuticals, Inc.                           23,485         98,871
#*  Brookfield Property Partners L.P.                      3,771         82,049
*   McEwen Mining - Minera Andes Andes Acquisition
      Corp.                                              112,338        257,582
*   Swisher Hygiene, Inc.                                  5,378          7,852
                                                                 --------------
TOTAL UNITED STATES                                                   3,494,631
                                                                 --------------
TOTAL COMMON STOCKS                                               7,854,211,016
                                                                 --------------
PREFERRED STOCKS -- (0.1%)

GERMANY -- (0.1%)
#   Porsche Automobil Holding SE                          55,763      4,378,796
                                                                 --------------
UNITED KINGDOM -- (0.0%)
    Mcbride PLC                                        4,751,993          7,381
    REA Holdings P.L.C.                                      681          1,235
                                                                 --------------
TOTAL UNITED KINGDOM                                                      8,616
                                                                 --------------
TOTAL PREFERRED STOCKS                                                4,387,412
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*   AVJennings, Ltd. Rights 05/24/13                      57,219          1,483
*   Buccaneer Energy, Ltd. Rights 05/09/13               155,012             --
*   Centrebet International, Ltd. Litigation Rights       22,005             --
*   Samson Oil & Gas, Ltd. Rights 05/15/13               152,003             --
                                                                 --------------
TOTAL AUSTRALIA                                                           1,483
                                                                 --------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


                                                      SHARES        VALUE++
                                                    ------------ --------------
BELGIUM -- (0.0%)
*     Agfa-Gevaert NV STRIP VVPR                          57,113 $           --
*     Deceuninck NV STRIP VVPR                            18,136             --
*     Elia System Operator SA STRIP VVPR                   2,262             --
#*    Nyrstar NV STRIP VVPR                               67,312             --
*     RealDolmen NV STRIP VVPR (5640683)                      24             --
*     Tessenderlo Chemie NV STRIP VVPR                     4,983             --
                                                                 --------------
TOTAL BELGIUM                                                                --
                                                                 --------------
CANADA -- (0.0%)
*     Duluth Metals, Ltd. Warrants 07/31/13                1,286            574
                                                                 --------------
HONG KONG -- (0.0%)
*     Tungtex Holdings Rights 05/27/13                     9,600             --
                                                                 --------------
ISRAEL -- (0.0%)
*     Africa Israel Investments, Ltd. Rights
        05/08/13                                           2,637          8,688
*     Clal Biotechnology Industries, Ltd. Rights
        05/02/13                                           2,843          2,855
                                                                 --------------
TOTAL ISRAEL                                                             11,543
                                                                 --------------
ITALY -- (0.0%)
*     Seat Pagine Gialle SpA Warrants 08/31/14         1,199,818            825
                                                                 --------------
NETHERLANDS -- (0.0%)
#*    Koninklijke KPN NV Rights 05/14/13                 180,607        242,608
                                                                 --------------
NORWAY -- (0.0%)
*     Scana Industrier Rights 05/14/13                   310,526          3,770
                                                                 --------------
SPAIN -- (0.0%)
#*    Banco Santander SA Rights 05/02/13               2,981,742        634,179
*     Faes Farma SA Rights 05/03/13                      115,657         12,642
                                                                 --------------
TOTAL SPAIN                                                             646,821
                                                                 --------------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13          63,663         53,406
                                                                 --------------
UNITED STATES -- (0.0%)
#*    Samson Oil & Gas, Ltd Rights 05/09/13               21,433             --
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   961,030
                                                                 --------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)        VALUE+
                                                    ------------ --------------
SECURITIES LENDING COLLATERAL -- (13.8%)
(S)@  DFA Short Term Investment Fund                 108,038,029  1,250,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $9,993,202 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $10,213,462) to be repurchased at
        $10,013,243                                 $     10,013     10,013,198
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                               1,260,013,198
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $8,484,144,476)              $9,119,572,656
                                                                 ==============

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                          SHARES     VALUE++
                                                        ---------- ------------
COMMON STOCKS -- (84.8%)

AUSTRALIA -- (22.4%)
#   Abacus Property Group                                1,572,870 $  3,814,885
#   ALE Property Group                                     906,670    2,455,847
    Ardent Leisure Group                                 2,045,219    3,264,572
    Aspen Group                                          6,815,299    1,341,554
#   Astro Japan Property Group                             183,741      743,868
    Australian Education Trust                             486,779      758,551
    BWP Trust                                            2,459,949    6,169,641
    Carindale Property Trust                                94,967      569,904
#   CFS Retail Property Trust Group                     11,940,274   27,208,429
    Challenger Diversified Property Group                  620,517    1,746,549
#   Charter Hall Group                                   1,275,145    5,627,382
    Charter Hall Office                                  2,059,687        2,242
#   Charter Hall Retail REIT                             1,645,454    7,320,910
#   Commonwealth Property Office Fund                   14,005,138   16,829,733
#   Cromwell Property Group                              4,139,264    4,504,842
    Dexus Property Group                                27,648,805   33,074,781
    Federation Centres, Ltd.                             6,849,076   18,462,298
    Goodman Group                                       10,331,700   55,886,587
    GPT Group                                            8,533,209   36,304,932
    GPT Group (B3WX9L1)                                 38,018,670           --
#   Growthpoint Properties Australia, Ltd.                 151,293      390,209
    Ingenia Communities Group                            1,105,434      373,447
    Investa Office Fund                                  3,511,193   11,941,025
*   Mirvac Industrial Trust                                826,524      137,435
*   Prime Retirement & Aged Care Property Trust            116,309           --
    Rubicon Europe Trust Group (RET)                       505,643           --
#*  Shopping Centres Australasia Property Group          1,926,700    3,233,104
#   Stockland                                           13,283,337   53,381,870
*   Villa World, Ltd.                                       73,180       84,271
#   Westfield Group                                     13,180,319  159,431,045
    Westfield Retail Trust                              17,497,530   59,829,262
                                                                   ------------
TOTAL AUSTRALIA                                                     514,889,175
                                                                   ------------
BELGIUM -- (1.2%)
#   Aedifica                                                40,811    2,736,142
#   Befimmo SCA Sicafi                                      89,295    6,197,612
#   Cofinimmo                                               93,248   11,223,534
#   Intervest Offices & Warehouses                          38,547    1,001,154
    Leasinvest Real Estate SCA                               7,670      831,986
    Retail Estates NV                                        9,885      746,881
#   Warehouses De Pauw SCA                                  62,479    3,993,825
    Wereldhave Belgium NV                                    9,931    1,144,807
                                                                   ------------
TOTAL BELGIUM                                                        27,875,941
                                                                   ------------
CANADA -- (6.0%)
#   Allied Properties REIT                                 194,237    6,649,694
#   Artis REIT                                             333,367    5,635,257
#   Boardwalk REIT                                         140,236    9,169,036
#   Brookfield Canada Office Properties                     41,112    1,221,791
    Calloway REIT                                          341,635   10,244,472

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
    Canadian Apartment Properties REIT                     298,675 $  7,719,983
    Canadian REIT                                          204,194    9,661,946
#   Chartwell Retirement Residences                        541,587    6,133,811
#   Cominar REIT                                           364,764    8,689,598
#   Crombie REIT                                           147,280    2,279,116
    Dundee REIT Class A                                    286,663   10,530,942
#   Granite REIT                                           129,797    5,147,045
#   H&R REIT                                               679,897   16,703,019
    Huntingdon Capital Corp.                                 2,597       32,738
#   InnVest REIT                                           262,543    1,303,008
#   InterRent REIT                                          71,260      431,472
    KEY REIT                                                 3,784       30,273
#   Morguard REIT                                          161,070    2,927,383
#   Northern Property REIT                                  88,118    2,824,289
#   NorthWest Healthcare Properties REIT                   103,106    1,340,700
    Partners REIT                                          104,000      804,169
    Pure Industrial Real Estate Trust                      471,104    2,398,892
    Retrocom Mid-Market REIT                               127,812      696,499
#   RioCan REIT                                            876,636   25,678,226
                                                                   ------------
TOTAL CANADA                                                        138,253,359
                                                                   ------------
CHINA -- (0.2%)
*   RREEF China Commercial Trust                         1,392,000        3,767
#   Yuexiu REIT                                          9,890,000    5,553,635
                                                                   ------------
TOTAL CHINA                                                           5,557,402
                                                                   ------------
FRANCE -- (3.3%)
#   Acanthe Developpement SA                               167,536       97,346
#   Affine SA                                               29,904      535,765
    ANF Immobilier                                          26,474      801,648
*   Cegereal                                                15,649      492,574
#   Fonciere Des Regions                                   147,675   11,782,646
#   Gecina SA                                              124,602   15,014,694
#   ICADE                                                  133,009   12,295,517
    Klepierre                                              548,497   23,275,575
    Mercialys SA                                           138,222    3,083,818
    Societe de la Tour Eiffel                               32,636    2,160,549
    Societe Immobiliere de Location pour l'Industrie et
      le Commerce                                           51,410    6,036,103
    Terreis                                                    547       12,116
                                                                   ------------
TOTAL FRANCE                                                         75,588,351
                                                                   ------------
GERMANY -- (0.3%)
    Alstria Office REIT-AG                                 362,154    4,390,418
    Hamborner REIT AG                                      248,895    2,430,154
    Prime Office REIT-AG                                   112,202      470,576
                                                                   ------------
TOTAL GERMANY                                                         7,291,148
                                                                   ------------
GREECE -- (0.0%)
    Eurobank Properties Real Estate Investment Co.          58,229      482,139
                                                                   ------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
HONG KONG -- (4.0%)
#   Champion REIT                                        15,190,012 $ 8,023,109
    Link REIT (The)                                      13,650,583  77,030,214
    Prosperity REIT                                       6,332,000   2,243,209
    Regal REIT                                            5,672,000   1,867,640
#   Sunlight REIT                                         6,080,000   2,664,867
                                                                    -----------
TOTAL HONG KONG                                                      91,829,039
                                                                    -----------
ISRAEL -- (0.1%)
    Alony Hetz Properties & Investments, Ltd.               267,062   1,750,343
    Reit 1, Ltd.                                            467,942   1,045,597
                                                                    -----------
TOTAL ISRAEL                                                          2,795,940
                                                                    -----------
ITALY -- (0.2%)
    Beni Stabili SpA                                      5,620,845   3,964,749
    Immobiliare Grande Distribuzione                        789,831     853,706
                                                                    -----------
TOTAL ITALY                                                           4,818,455
                                                                    -----------
JAPAN -- (15.9%)
#   Advance Residence Investment Corp.                        7,394  17,719,070
#   Daiwa Office Investment Corp.                             1,382   6,584,809
#   Daiwahouse Residential Investment Corp.                   1,795   7,669,835
#   Frontier Real Estate Investment Corp.                     1,371  14,059,135
#   Fukuoka REIT Co.                                            658   5,574,375
#   Global One Real Estate Investment Corp.                     563   3,807,189
#   Hankyu Reit, Inc.                                           483   3,193,694
    Heiwa Real Estate REIT, Inc.                              3,821   3,150,561
#   Ichigo Real Estate Investment Corp.                       4,126   2,704,767
#   Industrial & Infrastructure Fund Investment Corp.           731   7,768,599
    Invincible Investment Corp.                               3,858     510,297
#   Japan Excellent, Inc.                                     1,164   7,952,349
#   Japan Hotel REIT Investment Corp.                        10,221   4,317,930
#   Japan Logistics Fund, Inc.                                  887   9,621,993
#   Japan Prime Realty Investment Corp.                       4,740  17,418,265
#   Japan Real Estate Investment Corp.                        3,641  48,910,443
    Japan Rental Housing Investments, Inc.                    4,682   3,672,649
#   Japan Retail Fund Investment Corp.                       12,918  30,621,784
#   Kenedix Realty Investment Corp.                           1,746   8,190,801
#   MID Reit, Inc.                                            1,122   2,994,838
#   Mori Hills REIT Investment Corp.                          1,142   7,953,688
#   Mori Trust Sogo Reit, Inc.                                1,062  10,340,547
#   Nippon Accommodations Fund, Inc.                          1,197   9,304,266
#   Nippon Building Fund, Inc.                                4,228  60,918,439
#   Nomura Real Estate Office Fund, Inc.                      1,709  10,919,629
#   Nomura Real Estate Residential Fund, Inc.                   835   5,179,090
    Orix JREIT, Inc.                                          8,817  11,935,824
#   Premier Investment Corp.                                  1,167   5,409,085
#   Sekisui House SI Investment Co.                             835   4,270,646
    Tokyu REIT, Inc.                                          1,031   6,571,471
#   Top REIT, Inc.                                              850   4,557,751

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
JAPAN -- (Continued)
#   United Urban Investment Corp.                           13,933 $ 22,954,668
                                                                   ------------
TOTAL JAPAN                                                         366,758,487
                                                                   ------------
MALAYSIA -- (0.4%)
    Al-Aqar Healthcare REIT                                121,000       53,726
    Al-Hadharah Boustead REIT                              380,100      234,560
    Amanahraya REIT                                        550,600      170,100
    AmFirst REIT                                         1,497,540      531,871
    Axis REIT                                            1,201,140    1,469,735
    CapitaMalls Malaysia Trust                           4,710,800    2,911,589
    Hektar REIT                                             94,825       47,367
    IGB REIT                                               304,200      135,825
    Quill Capita Trust                                     451,300      170,668
    Starhill REIT                                        2,204,300      783,232
    Sunway REIT                                          2,978,000    1,567,044
    Tower REIT                                             343,300      169,291
                                                                   ------------
TOTAL MALAYSIA                                                        8,245,008
                                                                   ------------
MEXICO -- (0.8%)
    Fibra Uno Administracion S.A. de C.V.                4,502,733   17,302,943
                                                                   ------------
NETHERLANDS -- (8.1%)
#   Corio NV                                               398,635   18,462,200
    Eurocommercial Properties NV                           215,212    8,783,130
#   Nieuwe Steen Investments NV                            303,164    2,265,949
    Unibail-Rodamco SE                                     550,605  143,936,222
    Vastned Retail NV                                      109,188    4,877,725
    Wereldhave NV                                          118,009    8,582,195
                                                                   ------------
TOTAL NETHERLANDS                                                   186,907,421
                                                                   ------------
NEW ZEALAND -- (0.6%)
#   Argosy Property, Ltd.                                2,201,254    1,970,505
#   DNZ Property Fund, Ltd.                                249,847      378,116
#   Goodman Property Trust                               4,405,571    4,267,217
    Kiwi Income Property Trust                           4,407,396    4,437,195
    NPT, Ltd.                                               42,844       22,402
    Precinct Properties New Zealand, Ltd.                  719,526      663,415
#   Property for Industry, Ltd.                            648,093      730,980
#   Vital Healthcare Property Trust                        931,695    1,101,167
                                                                   ------------
TOTAL NEW ZEALAND                                                    13,570,997
                                                                   ------------
SINGAPORE -- (7.9%)
#   AIMS AMP Capital Industrial REIT                     1,744,238    2,578,660
#   Ascendas India Trust                                 2,943,000    1,960,401
    Ascendas REIT                                       11,813,000   26,449,812
#   Ascott Residence Trust                               3,993,000    4,561,959
    Cache Logistics Trust                                3,697,000    4,249,584
    Cambridge Industrial Trust                           6,787,282    4,719,798
#   CapitaCommercial Trust                              12,234,000   17,034,412
    CapitaMall Trust                                    15,021,300   28,323,486
#   CapitaRetail China Trust                             2,888,000    3,952,886

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SINGAPORE -- (Continued)
#   CDL Hospitality Trusts                               3,741,000 $  6,088,454
    First REIT                                           2,766,000    3,221,118
*   Forterra Trust                                          90,000      144,228
#   Fortune REIT                                         3,673,000    3,410,483
#   Frasers Centrepoint Trust                            3,051,000    5,578,366
#   Frasers Commercial Trust                             2,786,200    3,530,057
#   Keppel REIT                                          4,049,150    4,969,386
#   Lippo Malls Indonesia Retail Trust                   8,512,000    3,633,643
    Mapletree Commercial Trust                           6,675,000    7,938,947
#   Mapletree Industrial Trust                           6,689,000    8,528,527
#   Mapletree Logistics Trust                            8,200,430    8,722,842
#   Parkway Life REIT                                    2,154,000    4,676,371
#   Saizen REIT                                          6,125,000      994,799
    Starhill Global REIT                                 8,393,000    6,571,929
    Suntec REIT                                         12,453,000   19,690,127
                                                                   ------------
TOTAL SINGAPORE                                                     181,530,275
                                                                   ------------
SOUTH AFRICA -- (1.2%)
    Capital Property Fund                                7,569,484    9,952,737
    Emira Property Fund                                  2,123,502    3,655,759
    Fountainhead Property Trust                          6,585,216    6,944,577
    SA Corporate Real Estate Fund Nominees Pty, Ltd.     7,804,331    3,809,987
#   Sycom Property Fund                                    776,384    2,518,147
                                                                   ------------
TOTAL SOUTH AFRICA                                                   26,881,207
                                                                   ------------
TAIWAN -- (0.6%)
    Cathay No. 1 REIT                                    7,817,000    5,326,605
    Cathay No. 2 REIT                                    3,427,000    2,071,567
    Fubon No. 1 REIT                                       794,000      504,426
    Fubon No. 2 REIT                                     3,546,000    1,797,062
    Gallop No. 1 REIT                                    1,901,000    1,004,512
    Shin Kong No.1 REIT                                  4,398,000    2,312,871
                                                                   ------------
TOTAL TAIWAN                                                         13,017,043
                                                                   ------------
TURKEY -- (0.6%)
*   Akfen Gayrimenkul Yatirim Ortakligi A.S.               339,253      310,792
    Akmerkez Gayrimenkul Yatirim Ortakligi A.S.            102,778    1,060,527
    Alarko Gayrimenkul Yatirim Ortakligi A.S.               28,267      323,780
*   Dogus Gayrimenkul Yatirim Ortakligi A.S.               173,964      185,664
    Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.       3,765,852    6,458,929
    Is Gayrimenkul Yatirim Ortakligi A.S.                1,793,565    1,573,815
*   Nurol Gayrimenkul Yatirim Ortakligi A.S.                74,764      325,536
*   Saf Gayrimenkul Yatirim Ortakligi A.S.               1,528,534      758,857
    Sinpas Gayrimenkul Yatirim Ortakligi A.S.              833,683      648,016
    Torunlar Gayrimenkul Yatirim Ortakligi A.S.          1,001,887    2,366,832
*   Vakif Gayrimenkul Yatirim Ortakligi A.S.               292,385      760,428
                                                                   ------------
TOTAL TURKEY                                                         14,773,176
                                                                   ------------
UNITED KINGDOM -- (11.0%)
    Big Yellow Group P.L.C.                                730,545    4,579,032
    British Land Co. P.L.C.                              5,184,620   47,960,332

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                      SHARES       VALUE++
                                                    ----------- --------------
UNITED KINGDOM -- (Continued)
      Derwent London P.L.C.                             536,276 $   19,241,703
      Great Portland Estates P.L.C.                   2,038,188     16,860,786
      Hammerson P.L.C.                                4,275,995     34,551,955
      Hansteen Holdings P.L.C.                        3,281,305      4,356,979
      Intu Properties P.L.C.                          3,443,362     18,339,186
      Land Securities Group P.L.C.                    4,698,591     63,828,932
      Londonmetric Property P.L.C.                    2,386,208      4,244,968
      McKay Securities P.L.C.                           287,070        628,158
      Mucklow A & J Group P.L.C.                        255,652      1,543,105
      Primary Health Properties P.L.C.                  389,879      2,016,322
      Segro P.L.C.                                    4,287,510     17,753,936
      Shaftesbury P.L.C.                              1,431,375     13,517,105
      Town Centre Securities P.L.C.                      15,932         49,087
      Workspace Group P.L.C.                            672,099      3,917,703
                                                                --------------
TOTAL UNITED KINGDOM                                               253,389,289
                                                                --------------
TOTAL COMMON STOCKS                                              1,951,756,795
                                                                --------------
RIGHTS/WARRANTS -- (0.0%)
SOUTH AFRICA -- (0.0%)
#*    Sycom Property Fund Rights 05/24/13               102,412         15,978
                                                                --------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)       VALUE+
                                                    ----------- --------------
SECURITIES LENDING COLLATERAL -- (15.2%)
(S)@  DFA Short Term Investment Fund                 30,337,079    351,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $184,603 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $188,671) to be repurchased at $184,973  $       185        184,972
                                                                --------------
TOTAL SECURITIES LENDING COLLATERAL                                351,184,972
                                                                --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,902,875,464)             $2,302,957,745
                                                                ==============

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                         ---------- -----------
COMMON STOCKS -- (87.5%)

AUSTRALIA -- (5.8%)
#   Aditya Birla Minerals, Ltd.                           3,394,541 $ 1,198,416
#*  AED Oil, Ltd.                                           992,337          --
*   AJ Lucas Group, Ltd.                                    584,687     782,385
    Amalgamated Holdings, Ltd.                            1,850,356  16,473,174
    Amcom Telecommunications, Ltd.                          992,512   2,080,197
    AP Eagers, Ltd.                                         503,198   2,531,451
#   APN News & Media, Ltd.                                8,524,586   3,719,157
#*  Aquarius Platinum, Ltd.                                 897,800     541,862
    Arrium, Ltd.                                         20,750,264  18,347,503
    ASG Group, Ltd.                                         103,791      37,560
#   Atlas Iron, Ltd.                                     13,391,242  11,648,019
#   Ausdrill, Ltd.                                          166,715     262,983
#*  Austal, Ltd.                                            508,112     350,237
*   Australian Agricultural Co., Ltd.                     5,931,553   7,191,317
    Australian Pharmaceutical Industries, Ltd.            6,609,381   3,325,654
    Automotive Holdings Group, Ltd.                         178,532     753,687
    AVJennings, Ltd.                                         28,651      11,876
*   AWE, Ltd.                                             9,864,655  13,211,063
#   Bank of Queensland, Ltd.                                577,600   6,013,091
*   Bannerman Resources, Ltd.                                40,730       2,541
    Beach Energy, Ltd.                                   23,860,593  33,704,817
#*  Billabong International, Ltd.                         6,953,066   3,427,816
*   BlueScope Steel, Ltd.                                 7,748,619  39,899,388
    Boart Longyear, Ltd.                                  2,805,992   2,788,628
#*  Boom Logistics, Ltd.                                  4,390,311     956,921
*   Bravura Solutions, Ltd.                                 117,759      25,036
    Breville Group, Ltd.                                  1,661,880  12,027,625
#   Brickworks, Ltd.                                        454,518   6,013,382
    BSA, Ltd.                                               309,985      62,732
    Calliden Group, Ltd.                                  1,458,137     347,519
#*  Cape Lambert Resources, Ltd.                          7,444,989   1,159,933
*   Carnarvon Petroleum, Ltd.                                40,276       2,099
    CDS Technologies, Ltd.                                   15,209          --
*   Citigold Corp., Ltd.                                 11,406,919     638,746
    Clough, Ltd.                                             56,626      69,344
#*  Coal of Africa, Ltd.                                    926,247     159,543
#*  Cockatoo Coal, Ltd.                                   1,256,726      82,214
*   Coffey International, Ltd.                            1,029,250     257,391
    Collection House, Ltd.                                   24,344      39,481
*   Continental Coal, Ltd.                                  226,664      10,855
*   Cooper Energy, Ltd.                                   2,468,890   1,078,017
    Coventry Group, Ltd.                                    578,498   1,823,597
#   CSG, Ltd.                                               304,518     231,316
#   CSR, Ltd.                                             9,522,216  20,054,443
*   Deep Yellow, Ltd.                                     2,635,536     101,331
    Devine, Ltd.                                          1,483,785   1,385,198
#   Downer EDI, Ltd.                                      5,666,806  28,889,725
#*  Elders, Ltd.                                          9,301,839     773,396
    Emeco Holdings, Ltd.                                 11,367,540   5,430,605
#*  Energy Resources of Australia, Ltd.                   2,799,901   2,989,375
*   Enero Group, Ltd.                                       138,985      51,875

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
AUSTRALIA -- (Continued)
*   Eservglobal, Ltd.                                       205,010 $    73,977
#*  Evolution Mining, Ltd.                                  185,658     188,519
#   Fairfax Media, Ltd.                                  27,724,818  18,701,970
    FKP Property Group                                    4,214,446   7,185,432
#*  Focus Minerals, Ltd.                                  3,332,343      59,064
    Gazal Corp., Ltd.                                        48,514     129,219
*   Geodynamics, Ltd.                                     1,419,998     119,412
*   Goodman Fielder, Ltd.                                37,803,693  30,399,280
    GrainCorp, Ltd. Class A                               2,085,914  27,713,518
#   Grange Resources, Ltd.                                2,431,723     416,870
#*  Gunns, Ltd.                                          15,479,938          --
#*  Hastie Group, Ltd.                                      397,079          --
    HFA Holdings, Ltd.                                      153,930     140,792
    HGL, Ltd.                                               385,434     195,302
#*  Hillgrove Resources, Ltd.                             8,577,146     666,183
#   Hills Holdings, Ltd.                                  2,674,779   3,049,678
*   Indophil Resources NL                                 1,863,584     513,247
#*  Infigen Energy, Ltd.                                  5,225,320   1,435,366
    K&S Corp., Ltd.                                         153,021     298,186
#*  Kagara, Ltd.                                         11,222,734   1,396,153
#   Kingsgate Consolidated, Ltd.                            673,145   1,516,869
    Lednium, Ltd.                                           438,495          --
    Lemarne Corp., Ltd.                                       5,585       2,577
*   Leyshon Resources, Ltd.                                  48,774      10,611
#*  Linc Energy, Ltd.                                     2,522,620   5,032,227
    Lonestar Resources, Ltd.                              1,397,424     231,951
#   Macmahon Holdings, Ltd.                              11,850,750   2,208,092
    Macquarie Telecom Group, Ltd.                            20,344     177,112
    MaxiTRANS Industries, Ltd.                            4,471,429   5,727,751
#   McPherson's, Ltd.                                     1,553,082   3,573,313
#*  MEO Australia, Ltd.                                   1,258,809      90,168
*   Metals X, Ltd.                                          820,020      97,730
*   Metgasco, Ltd.                                          852,214      55,783
    Mincor Resources NL                                   2,350,149   1,594,426
#*  Mineral Deposits, Ltd.                                  498,734   1,552,490
#*  Mirabela Nickel, Ltd.                                 5,147,339     747,448
#*  Molopo Energy, Ltd.                                   1,648,921     513,193
    Mount Gibson Iron, Ltd.                              10,070,691   5,192,174
#*  Nexus Energy, Ltd.                                   22,310,822   3,008,518
*   Northern Iron, Ltd.                                     115,112      37,751
#   Nufarm, Ltd.                                          2,987,945  13,030,319
    Oakton, Ltd.                                             57,386      74,878
*   OM Holdings, Ltd.                                       323,217     130,297
*   OPUS Group, Ltd.                                        176,057      24,662
*   Otto Energy, Ltd.                                     1,354,768      95,511
#   OZ Minerals, Ltd.                                       294,061   1,318,032
#   Pacific Brands, Ltd.                                 25,649,033  22,889,592
#*  Paladin Energy, Ltd.                                 12,440,055   9,785,056
    Pan Pacific Petroleum NL                                453,105      46,604
#   Panoramic Resources, Ltd.                             3,123,018     954,160
*   PaperlinX, Ltd.                                      11,057,911     712,838
#*  Perilya, Ltd.                                           379,170      59,093

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
AUSTRALIA -- (Continued)
*   Petsec Energy, Ltd.                                    388,786 $     68,381
#*  Platinum Australia, Ltd.                             1,963,690       83,892
    PMP, Ltd.                                            6,456,626    1,631,829
#   Premier Investments, Ltd.                            1,553,481   13,932,012
#   Primary Health Care, Ltd.                           10,254,873   56,046,181
    Prime Media Group, Ltd.                              1,936,950    2,210,402
    PrimeAg Australia, Ltd.                              1,407,029    1,305,466
#   Programmed Maintenance Services, Ltd.                1,923,696    4,807,372
#*  Ramelius Resources, Ltd.                             2,068,208      430,829
#   RCR Tomlinson, Ltd.                                    149,312      350,023
*   Reed Resources, Ltd.                                   484,255       43,122
#   Regional Express Holdings, Ltd.                         21,861       25,945
*   Resource Equipment, Ltd.                                12,566        2,280
#*  Resource Generation, Ltd.                              607,387      150,903
#   Ridley Corp., Ltd.                                   8,052,689    7,105,424
*   Roc Oil Co., Ltd.                                    2,845,538    1,345,304
*   Saracen Mineral Holdings, Ltd.                         695,631      105,191
#   Select Harvests, Ltd.                                  262,558      926,599
#   Service Stream, Ltd.                                 2,899,663      676,555
#   Seven Group Holdings, Ltd.                             793,773    7,654,401
#   Seven West Media, Ltd.                               3,147,494    6,531,804
    Sigma Pharmaceuticals, Ltd.                         15,536,006   11,762,167
    Sims Metal Management, Ltd.                             17,200      172,543
    Southern Cross Media Group, Ltd.                    10,034,456   16,185,565
#*  Straits Resources, Ltd.                              3,234,343      101,292
    STW Communications Group, Ltd.                       4,450,707    6,694,920
#   Sunland Group, Ltd.                                  5,108,129    7,735,609
    Swick Mining Services, Ltd.                            440,732      149,107
#*  Tap Oil, Ltd.                                        5,076,579    2,977,207
    Tassal Group, Ltd.                                   1,633,424    3,639,239
#*  Ten Network Holdings, Ltd.                          11,251,732    3,617,588
*   TFS Corp., Ltd.                                        299,758      171,125
#*  Toro Energy, Ltd.                                    2,101,506      197,781
    Transfield Services, Ltd.                            4,748,021    7,870,082
*   Transpacific Industries Group, Ltd.                 16,468,447   16,542,150
*   Unity Mining, Ltd.                                   8,500,397      548,473
    UXC, Ltd.                                            5,015,366    6,159,345
    Village Roadshow, Ltd.                               3,176,960   17,121,141
#*  Virgin Australia Holdings, Ltd.                     39,419,376   18,598,192
    Virgin Australia Holdings, Ltd. (B7L5734)           39,419,376      204,330
*   Watpac, Ltd.                                         1,640,901    1,259,916
    WDS, Ltd.                                              374,097      180,731
*   WestSide Corp., Ltd.                                     3,381          841
    Whitehaven Coal, Ltd.                                  142,573      288,599
    WHK Group, Ltd.                                      3,169,818    2,826,271
                                                                   ------------
TOTAL AUSTRALIA                                                     656,576,044
                                                                   ------------
AUSTRIA -- (0.7%)
#*  A-TEC Industries AG                                    202,339           --
    Agrana Beteiligungs AG                                  90,580   12,520,438
*   Allgemeine Baugesellschaft Porr AG                         120       10,367
    Austria Technologie & Systemtechnik AG                  76,312      645,212

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
AUSTRIA -- (Continued)
#   Flughafen Wien AG                                      201,386 $12,475,961
    Frauenthal Holding AG                                    4,402      48,378
#*  Intercell AG                                            41,929      88,430
    Linz Textil Holding AG                                     212     150,764
#   Mayr Melnhof Karton AG                                  55,321   5,953,922
    Oberbank AG                                             38,337   2,438,584
    POLYTEC Holding AG                                      19,613     167,656
    Strabag SE                                             297,793   6,862,304
*   Uniqa Versicherungen AG                                103,754   1,379,827
#   Wienerberger AG                                      2,703,892  33,328,929
    Wolford AG                                               2,273      61,801
    Zumtobel AG                                             26,519     296,962
                                                                   -----------
TOTAL AUSTRIA                                                       76,429,535
                                                                   -----------
BELGIUM -- (0.7%)
    Ackermans & van Haaren NV                               49,281   4,192,905
*   AGFA-Gevaert NV                                      4,275,618   7,701,614
#   Banque Nationale de Belgique                             4,359  15,811,806
    Cie d'Entreprises CFE                                   10,135     616,959
    Cie Immobiliere de Belgique SA                          44,959   1,861,827
    Cie Maritime Belge SA                                   78,987   1,555,813
    D'ieteren SA                                           206,644   9,519,849
#*  Deceuninck NV                                        1,187,588   2,111,762
#*  Euronav NV                                             332,684   1,333,561
    Floridienne SA                                           1,824     209,350
    Gimv NV                                                 10,804     555,873
    Jensen-Group NV                                         43,584     638,140
#   NV Bekaert SA                                          256,322   8,258,806
#   Nyrstar                                              1,987,291   9,700,829
#*  Option NV                                               44,107      14,555
*   Papeteries Catala SA                                       188       3,318
*   RealDolmen NV/SA                                        12,927     270,330
    Recticel SA                                            482,995   3,809,718
#*  RHJ International                                      156,233     757,217
    Roularta Media Group NV                                 26,889     485,606
    Sapec                                                    6,436     445,718
#   Sioen Industries NV                                     99,173     894,031
    Softimat SA                                             44,947     212,463
#   Tessenderlo Chemie NV                                  459,746  12,998,204
                                                                   -----------
TOTAL BELGIUM                                                       83,960,254
                                                                   -----------
CANADA -- (8.4%)
#*  5N Plus, Inc.                                          355,787     660,402
    Aastra Technologies, Ltd.                               71,662   1,344,396
*   Advantage Oil & Gas, Ltd.                            4,594,038  18,194,661
    Aecon Group, Inc.                                      907,835  11,173,908
#   AGF Management, Ltd. Class B                         1,016,297  11,600,988
#   Aimia, Inc.                                          1,674,660  26,430,189
*   Ainsworth Lumber Co., Ltd.                             668,453   2,587,688
#*  Air Canada Class A                                     398,947   1,164,231
    Akita Drilling, Ltd. Class A                             9,400     104,035
#   Alacer Gold Corp.                                      814,370   2,441,210

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CANADA -- (Continued)
    Algoma Central Corp.                                    245,010 $ 3,429,094
#   Alliance Grain Traders, Inc.                            147,818   1,757,764
#*  Altius Minerals Corp.                                    85,248     907,947
    Altus Group, Ltd.                                           262       2,190
    Amerigo Resources, Ltd.                               2,524,794   1,503,674
*   Anderson Energy, Ltd.                                 3,417,571     559,729
    Andrew Peller, Ltd. Class A                              19,200     230,793
*   Angle Energy, Inc.                                      708,466   2,165,939
#*  Antrim Energy, Inc.                                   2,742,871     462,840
*   Armtec Infrastructure, Inc.                              52,627     120,147
    Astral Media, Inc. Class A                               10,600     515,559
*   Atrium Innovations, Inc.                                275,018   3,382,275
*   ATS Automation Tooling Systems, Inc.                  1,832,384  18,497,539
*   Aura Minerals, Inc.                                     242,910      67,512
#   AuRico Gold, Inc.                                     1,573,598   8,090,960
*   Axia NetMedia Corp.                                      37,065      51,139
#*  Ballard Power Systems, Inc.                           2,004,901   1,870,670
*   Bellatrix Exploration, Ltd.                           1,719,866  10,772,102
*   BlackPearl Resources, Inc.                               17,800      38,870
#*  BNK Petroleum, Inc.                                      53,000      39,456
*   Boralex, Inc. Class A                                   671,137   6,721,696
#*  Brigus Gold Corp.                                     1,410,596     980,115
*   Brookfield Residential Properties, Inc.                   6,411     152,726
*   Calvalley Petroleums, Inc. Class A                      175,110     333,725
#   Canaccord Financial, Inc.                             1,275,126   7,277,755
#*  Canacol Energy, Ltd.                                     75,056     185,507
#*  Canada Lithium Corp.                                    714,149     418,232
#*  Canam Group, Inc. Class A                               918,446   8,751,880
*   Canfor Corp.                                          2,457,506  51,323,566
*   Cangene Corp.                                            13,825      42,952
    CanWel Building Materials Group, Ltd.                    84,917     205,665
#   Capstone Infrastructure Corp.                         1,251,523   5,105,722
#*  Capstone Mining Corp.                                 4,826,150   9,772,541
#*  Cardero Resource Corp.                                1,034,362     205,343
    Cascades, Inc.                                        2,141,123  10,456,425
    Cathedral Energy Services, Ltd.                           8,782      36,089
    CCL Industries, Inc. Class B                            257,966  16,121,435
#*  Celestica, Inc.                                       4,577,603  39,530,643
#*  Cequence Energy, Ltd.                                 2,579,641   4,480,988
#*  China Gold International Resources Corp., Ltd.          635,536   1,804,192
*   Chinook Energy, Inc.                                     97,594     116,247
    Churchill Corp. Class A                                 120,165     877,874
    Clarke, Inc.                                            205,960     889,301
*   Claude Resources, Inc.                                  713,457     205,372
    Colabor Group, Inc.                                     210,014   1,407,111
*   COM DEV International, Ltd.                             436,203   1,589,027
#*  Connacher Oil and Gas, Ltd.                          10,953,728   1,326,473
#*  Corridor Resources, Inc.                                119,285      72,226
    Cott Corp.                                            1,507,799  16,567,904
#*  Crew Energy, Inc.                                     1,935,349  13,428,051
#*  Delphi Energy Corp.                                   3,368,643   4,447,164
#*  Denison Mines Corp.                                   6,072,279   7,534,219

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
CANADA -- (Continued)
    DHX Media, Ltd.                                         24,200 $    65,818
*   Dominion Diamond Corp.                                 526,277   8,342,492
    Dorel Industries, Inc. Class B                         842,000  36,356,147
#*  DragonWave, Inc.                                        65,610     128,947
#*  Dundee Precious Metals, Inc.                           320,923   2,057,832
*   Dynasty Metals & Mining, Inc.                            4,528       4,719
    E-L Financial Corp., Ltd.                                1,293     690,284
#*  Eastern Platinum, Ltd.                               3,728,171     333,054
#*  Endeavour Mining Corp.                               1,737,491   1,879,860
#*  Energy Fuels, Inc.                                   8,164,823   1,053,578
    Ensign Energy Services, Inc.                           227,805   3,835,002
#*  Epsilon Energy, Ltd.                                    53,900     225,776
    Equal Energy, Ltd.                                     365,960   1,362,202
    Equitable Group, Inc.                                   42,766   1,638,560
#*  Essential Energy Services Trust                      1,941,176   3,988,520
*   EXFO, Inc.                                               8,639      39,531
*   Formation Metals, Inc.                                 247,985      30,769
*   Genesis Land Development Corp.                          12,254      40,747
    Genivar, Inc.                                            3,189      79,135
    Genworth MI Canada, Inc.                               218,403   5,430,538
    Glacier Media, Inc.                                     22,800      37,342
*   GLG Life Tech Corp.                                     24,267      15,898
*   GLV, Inc. Class A                                      158,231     461,759
#*  Golden Star Resources, Ltd.                          1,786,705   1,933,107
*   Goldgroup Mining, Inc.                                   3,500         556
*   Gran Tierra Energy, Inc.                               499,721   2,777,743
    Guardian Capital Group, Ltd. Class A                    18,439     243,425
*   Hemisphere GPS, Inc.                                   913,927     698,520
    Heroux-Devtek, Inc.                                    405,277   3,182,035
    HudBay Minerals, Inc.                                4,193,216  33,297,660
    IBI Group, Inc.                                         25,704     117,364
    Indigo Books & Music, Inc.                               4,800      54,744
*   Insignia Energy, Ltd.                                   77,024      52,754
*   International Forest Products, Ltd. Class A          1,084,986  11,200,411
#   Intertape Polymer Group, Inc.                          748,842   8,325,009
#*  Ithaca Energy, Inc.                                  2,460,567   4,029,913
*   Ivanhoe Energy, Inc.                                   215,182     279,804
#*  Jaguar Mining, Inc.                                  1,317,566     601,598
#*  Katanga Mining, Ltd.                                   363,169     246,931
*   Kingsway Financial Services, Inc.                      303,286   1,116,870
#*  Lake Shore Gold Corp.                                4,556,124   1,854,197
#*  Laramide Resources, Ltd.                               270,748     188,122
    Laurentian Bank of Canada                              740,008  32,473,824
*   Le Chateau, Inc. Class A                                 8,700      21,589
#*  Legacy Oil + Gas, Inc.                               3,409,457  18,004,180
    Linamar Corp.                                          865,673  20,493,624
#   Liquor Stores N.A., Ltd.                                62,635   1,108,524
#*  Long Run Exploration, Ltd.                           1,687,700   7,270,455
*   Martinrea International, Inc.                          617,550   5,228,747
*   Maxim Power Corp.                                        3,832      10,270
#*  Mega Uranium, Ltd.                                   2,701,865     308,417
    Melcor Developments, Ltd.                               14,844     263,743

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
CANADA -- (Continued)
#*  Mercator Minerals, Ltd.                              2,135,959 $   593,646
*   MGM Energy Corp.                                       118,477      23,226
#   Migao Corp.                                            882,655   1,156,489
    Nevsun Resources, Ltd.                                  25,729      96,281
#   New Flyer Industries, Inc.                              14,862     142,358
#*  New Millennium Iron Corp.                                7,500       6,626
    Newalta Corp.                                          903,526  12,439,233
    Niko Resources, Ltd.                                   186,557   1,233,282
*   Norbord, Inc.                                           30,303   1,010,651
    Nordion, Inc.                                          731,968   5,114,948
#*  North American Palladium, Ltd.                         234,313     318,635
*   NuVista Energy, Ltd.                                 2,335,772  16,971,414
#*  OceanaGold Corp.                                     4,640,507  10,041,496
*   Orvana Minerals Corp.                                   58,211      43,913
*   Parex Resources, Inc.                                   96,695     431,910
*   Patheon, Inc.                                           20,775      91,146
#*  Perpetual Energy, Inc.                                  72,400      86,238
#   PetroBakken Energy, Ltd.                             3,505,960  29,928,293
#*  Petrobank Energy & Resources, Ltd.                   2,532,239   1,709,189
#   Petrominerales, Ltd.                                   524,261   2,893,336
*   Phoscan Chemical Corp.                               3,014,654     763,052
*   Polaris Minerals Corp.                                  19,500      25,163
#   Poseidon Concepts Corp.                                581,697     155,897
    Precision Drilling Corp.                                14,400     116,778
    Primary Energy Recycling Corp.                             600       2,883
#*  Primero Mining Corp.                                 1,357,408   8,016,852
    Pulse Seismic, Inc.                                    796,468   2,474,510
*   QLT, Inc.                                            1,077,170   8,596,404
#*  Questerre Energy Corp. Class A                         738,449     601,050
*   Ram Power Corp.                                      1,161,374     230,557
*   RMP Energy, Inc.                                     2,400,508   9,173,612
*   Rock Energy, Inc.                                       58,789      67,107
#   RONA, Inc.                                           3,166,544  33,002,841
#*  San Gold Corp.                                         283,642      54,901
#*  Santonia Energy, Inc.                                2,264,882   3,282,275
#   Savanna Energy Services Corp.                        2,203,584  15,420,385
#*  Scorpio Mining Corp.                                    34,905      15,938
    Sears Canada, Inc.                                       4,767      44,242
    Sherritt International Corp.                         7,426,939  34,722,202
*   Shore Gold, Inc.                                     3,153,373     563,410
*   Sierra Wireless, Inc.                                  846,527   9,360,574
#*  Silver Standard Resources, Inc.                      1,209,262   8,678,311
*   Sonde Resources Corp.                                  514,560     551,615
#   Sprott Resource Corp.                                2,187,832   9,359,825
    Sprott Resource Lending Corp.                        3,210,742   4,429,928
#   Spyglass Resources Corp.                             1,681,168   3,120,536
#*  St Andrew Goldfields, Ltd.                             707,256     259,750
*   Stornoway Diamond Corp.                                208,713     122,230
    Strad Energy Services, Ltd.                              3,100       9,847
*   SunOpta, Inc.                                           22,897     165,912
#   Superior Plus Corp.                                    433,937   5,599,465
#*  Surge Energy, Inc.                                     272,799     825,884

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
CANADA -- (Continued)
*   Taseko Mines, Ltd.                                     213,916 $    503,232
#*  Tembec, Inc.                                           526,327    1,765,830
#*  Teranga Gold Corp.                                     832,294      706,674
#*  Tethys Petroleum, Ltd.                                 313,719      252,233
#*  Thompson Creek Metals Co., Inc.                      4,217,915   12,602,039
    TLC Vision Corp.                                       829,259           --
#*  TORC Oil & Gas, Ltd.                                 1,187,657    2,004,086
    Torstar Corp. Class B                                  491,536    3,307,970
#   Transcontinental, Inc. Class A                       1,629,923   20,983,772
    Trinidad Drilling, Ltd.                              2,991,070   20,426,385
*   Tuscany International Drilling, Inc.                   155,582       18,532
#*  Uex Corp.                                              569,815      263,005
    Uni-Select, Inc.                                        15,502      318,518
#*  Uranium One, Inc.                                    3,090,127    8,588,372
*   US Silver & Gold, Inc.                                   5,500        4,968
    Valener, Inc.                                          255,781    4,100,316
*   Wesdome Gold Mines, Ltd.                                23,000       12,328
    West Fraser Timber Co., Ltd.                           655,379   57,220,842
    Western Energy Services Corp.                           79,506      554,794
    Westjet Airlines, Ltd.                                  96,621    2,372,727
    Whistler Blackcomb Holdings, Inc.                       39,397      525,971
#   Whitecap Resources, Inc.                               133,697    1,372,204
*   Xceed Mortgage Corp.                                    13,800       23,287
*   Xtreme Drilling and Coil Services Corp.                 82,283      208,270
#   Zargon Oil & Gas, Ltd.                                  39,790      258,302
                                                                   ------------
TOTAL CANADA                                                        948,559,622
                                                                   ------------
CHINA -- (0.0%)
    China WindPower Group, Ltd.                         20,945,159      810,600
    EVA Precision Industrial Holdings, Ltd.              3,533,049      611,725
#*  Hanfeng Evergreen, Inc.                                707,267      996,892
*   Shougang Concord Century Holdings, Ltd.                720,115       26,533
                                                                   ------------
TOTAL CHINA                                                           2,445,750
                                                                   ------------
COLOMBIA -- (0.0%)
#*  Platino Energy Corp.                                    69,698       98,239
                                                                   ------------
DENMARK -- (0.8%)
*   Alm Brand A.S.                                       2,238,092    8,068,570
    Amagerbanken A.S.                                    3,187,349           --
*   Andersen & Martini A.S. Class B                            504        3,084
*   Auriga Industries Class B                               11,962      311,553
    Brodrene Hartmann A.S.                                  53,441    1,204,181
#   D/S Norden A.S.                                        648,928   20,086,990
*   Dalhoff Larsen & Horneman A.S.                          52,763       33,684
#   Dfds A.S.                                               89,752    5,538,714
    Djurslands Bank A.S.                                     6,785      191,652
*   East Asiatic Co., Ltd. A.S.                            116,372    2,036,680
    GPV Industri A.S. Series B                               6,000           --
*   Greentech Energy Systems A.S.                           11,171       18,346
*   H+H International A.S. Class B                          58,677      289,945
    Harboes Bryggeri A.S. Class B                           20,575      279,796

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                       ---------- -----------
DENMARK -- (Continued)
*   Hojgaard Holdings A.S. Class B                          1,874 $    35,470
*   Jyske Bank A.S.                                       114,044   4,443,083
    Lan & Spar Bank                                         5,706     286,447
*   Mons Bank                                                 525       8,773
    NKT Holding A.S.                                       12,152     449,036
    Nordjyske Bank A.S.                                    13,580     222,006
    Norresundby Bank A.S.                                   5,455     179,604
    PER Aarsleff A.S. Class B                              39,030   3,777,318
    Schouw & Co.                                          307,672  10,189,020
*   Spar Nord Bank A.S.                                   357,293   2,300,261
*   Sparekassen Faaborg A.S.                                  982      20,157
*   Sydbank A.S.                                          153,656   3,505,662
*   TK Development A.S.                                   448,842     745,847
#*  TopoTarget A.S.                                       493,932     251,353
*   Torm A.S.                                             701,316      90,703
#*  Vestas Wind Systems A.S.                            3,314,030  28,832,124
*   Vestjysk Bank A.S.                                    135,239     197,304
                                                                  -----------
TOTAL DENMARK                                                      93,597,363
                                                                  -----------
FINLAND -- (2.1%)
#   Ahlstrom Oyj                                           50,307     762,791
#   Aktia Oyj Class A                                      35,417     303,344
    Amer Sports Oyj                                       142,887   2,434,529
#   Atria P.L.C.                                          118,246   1,012,786
    Bank of Aland P.L.C. Class A                            5,030      76,369
#   Cargotec Oyj                                           19,991     596,845
*   Componenta Oyj                                         56,883     116,804
    Cramo Oyj                                             204,757   2,703,007
    Digia P.L.C.                                           41,906     164,190
*   Efore Oyj                                              54,004      49,858
    Elcoteq SE                                            305,366          --
    eQ P.L.C.                                             132,693     371,439
    Finnair Oyj                                         1,212,039   3,990,951
*   Finnlines Oyj                                         614,000   5,618,198
    Fiskars Oyj Abp                                       117,788   2,622,935
#   HKScan Oyj Class A                                    399,564   1,933,313
#   Huhtamaki Oyj                                       1,888,609  35,402,884
    Kemira Oyj                                          1,974,247  29,891,935
    Kesko Oyj Class A                                       2,462      78,295
#   Kesko Oyj Class B                                     236,402   7,097,828
#   Lannen Tehtaat Oyj                                     64,219   1,375,302
#   Lemminkainen Oyj                                       88,042   1,752,288
#   Metsa Board Oyj                                     4,521,411  14,077,372
*   Neo Industrial Oyj                                      3,263       2,284
#   Neste Oil Oyj                                       1,674,478  26,148,328
    Okmetic Oyj                                           297,467   1,735,864
    Oriola-KD Oyj Class B                                 470,591   1,450,343
#*  Outokumpu Oyj                                      25,491,380  17,803,513
    Pohjola Bank P.L.C. Class A                         2,606,249  44,366,834
    Raisio P.L.C. Class V                               1,468,229   6,284,143
#   Rautaruukki Oyj                                     1,999,620  12,935,906
*   Ruukki Group Oyj                                          996         535

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
FINLAND -- (Continued)
    Saga Furs Oyj                                           18,354 $    579,428
#   Sanoma Oyj                                             991,191    8,135,831
    Scanfil P.L.C.                                          11,900       13,659
    Sievi Capital P.L.C.                                    11,900       15,995
    SRV Group P.L.C.                                           295        1,243
    Stockmann Oyj Abp                                        8,175      118,533
    Talvivaara Mining Co. P.L.C                             18,330        3,986
*   Tecnotree Oyj                                          993,842      249,112
#   Tieto Oyj                                               20,253      434,376
#   Tikkurila Oyj                                          250,955    5,390,661
*   Viking Line Abp                                         16,240      376,958
                                                                   ------------
TOTAL FINLAND                                                       238,480,795
                                                                   ------------
FRANCE -- (3.0%)
#*  Air France-KLM                                       3,419,028   34,632,224
#*  Alcatel-Lucent                                       5,040,910    6,942,618
    Altamir Amboise                                         68,975      811,544
*   Altran Technologies SA                                  80,759      635,775
    April                                                    1,722       27,776
    Arkema SA                                               94,241    8,834,888
    Aubay                                                   68,462      502,048
    Bonduelle S.C.A.                                       177,232    4,518,759
    Bongrain SA                                            139,659    9,463,241
    Bourbon SA                                              26,599      726,322
*   Boursorama                                             147,674    1,178,590
    Burelle SA                                              11,385    4,958,430
*   Cegedim SA                                               9,526      274,376
    Cegid Group                                             47,293      962,478
    Cie des Alpes                                           32,659      654,347
#   Ciments Francais SA                                     52,108    2,846,048
*   Club Mediterranee SA                                   396,439    6,737,863
*   Derichebourg SA                                         73,248      297,247
    Devoteam SA                                              6,235       76,599
#   Eiffage SA                                              25,489    1,130,392
    Eramet                                                   9,184      985,663
    Esso SA Francaise                                       34,390    2,155,226
*   Etam Developpement SA                                   39,488      956,869
    Faurecia                                                 1,185       22,087
    Fleury Michon SA                                        17,597    1,023,917
    Gaumont SA                                              22,166    1,081,488
    Gevelot SA                                               4,329      227,857
    GFI Informatique SA                                    932,696    3,978,147
    Groupe Crit                                              5,034       99,156
    Groupe Flo                                              41,837      155,948
#*  Groupe Partouche SA                                    142,938      163,939
#   Groupe Steria SCA                                      565,699    8,363,974
    Guerbet                                                 11,535    1,503,070
*   Haulotte Group SA                                        2,794       23,500
    Havas SA                                             5,143,793   31,396,626
#*  Hi-Media SA                                            380,770      888,475
*   Immobiliere Hoteliere SA                                27,700           --
    Jacquet Metal Service                                  227,253    2,609,819

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES     VALUE++
                                                       --------- ------------
FRANCE -- (Continued)
#   Korian                                                 6,621 $    144,496
*   Lafuma SA                                             19,571      399,543
#   LISI                                                  51,119    5,754,302
    Manutan International                                 23,100      865,368
    Medica SA                                             66,037    1,222,998
    Mersen                                               132,284    3,060,377
    MGI Coutier                                           10,254      625,048
    Montupet                                             153,485    2,927,206
    Mr Bricolage                                         114,065    1,377,114
#   Nexans SA                                            580,149   26,657,945
    Nexity SA                                            499,545   17,978,891
#*  NicOx SA                                             138,960      476,742
    Oeneo                                                 23,138       83,187
*   Orco Property Group                                  117,358      360,164
#*  Peugeot SA                                         1,588,737   12,718,476
#   Pierre & Vacances SA                                  88,603    1,672,120
#   Plastic Omnium SA                                    315,162   15,400,837
    Plastivaloire                                         27,010      403,481
*   PSB Industries SA                                     14,426      455,027
    Rallye SA                                            494,603   19,583,593
#*  Recylex SA                                            78,898      306,594
    Remy Cointreau SA                                     83,057    9,668,660
*   Robertet SA                                              868      162,257
    Rougier SA                                             1,924       61,318
*   SA d'Explosifs et Produits Chimiques                     182       41,721
#   Sa des Ciments Vicat                                  16,681      989,234
*   Sabeton SA                                            10,330      174,308
    Samse SA                                                 243       20,298
#   Seche Environnement SA                                23,352      926,902
    Securidev SA                                          16,908      662,330
#*  Sequana SA                                           251,049    1,860,175
    Societe des Bains de Mer et du Cercle des
      Etrangers a Monaco                                  70,232    3,064,468
#   Societe Television Francaise 1                        37,037      391,318
#*  SOITEC                                             2,523,461    9,143,085
*   Spir Communication                                    30,432      408,282
#*  Ste Industrielle d'Aviation Latecoere SA             144,473    1,527,557
    Sword Group                                           49,551      788,487
*   Technicolor SA                                     1,026,769    4,279,504
    Teleperformance                                      576,472   25,352,352
#*  Theolia SA                                         1,162,773    2,037,848
    Tonnellerie Francois Freres                            5,276      316,988
#   Touax SA                                               3,715       85,332
*   Trigano SA                                           146,994    1,859,570
*   UBISOFT Entertainment                              1,138,671   12,722,089
#   Vilmorin & Cie                                        16,050    2,052,988
    Vranken-Pommery Monopole SA                           89,380    2,413,355
                                                                 ------------
TOTAL FRANCE                                                      335,331,261
                                                                 ------------
GERMANY -- (4.3%)
    A.S. Creation Tapeten                                 22,155    1,299,586
*   AAP Implantate AG                                     52,295       99,739
*   Aareal Bank AG                                     1,124,643   27,104,770

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
GERMANY -- (Continued)
#*  Air Berlin P.L.C.                                      174,453 $   517,998
    Allgeier SE                                                534       8,554
    Analytik Jena AG                                        87,201   1,264,200
#   Asian Bamboo AG                                        114,025     386,224
    Aurubis AG                                           1,045,010  65,926,603
    Baader Bank AG                                         415,229   1,033,774
    Balda AG                                               642,720   3,653,479
#   Bauer AG                                               186,143   5,341,223
    BayWa AG                                                40,333   2,032,885
    Bechtle AG                                              64,249   2,848,890
*   Beta Systems Software AG                                14,751      37,896
#   Bilfinger SE                                           536,449  53,842,934
    Biotest AG                                              49,228   3,834,276
    Borussia Dortmund GmbH & Co. KGaA                       95,119     410,592
    CAT Oil AG                                              19,488     219,750
    Celesio AG                                             737,646  14,606,093
    Comdirect Bank AG                                      277,925   2,946,868
#*  Conergy AG                                             567,041     255,650
*   Constantin Medien AG                                    90,507     184,627
    CropEnergies AG                                         48,282     372,375
    DAB Bank AG                                             14,585      70,867
    Data Modul AG                                           21,919     477,244
    DEAG Deutsche Entertainment                            181,910     754,392
    Deufol SE                                              386,192     417,406
    Deutsche Beteiligungs AG                                 6,406     155,684
#*  Deutz AG                                             1,000,657   5,423,331
    Dierig Holding AG                                        8,250      96,576
    Duerr AG                                                89,059  10,151,402
    DVB Bank SE                                            155,010   4,898,823
    Eckert & Ziegler AG                                     44,578   1,684,090
    Elmos Semiconductor AG                                 146,419   1,524,340
    Energiekontor AG                                        93,770     580,947
#   Euromicron AG                                           17,110     342,666
*   First Sensor AG                                          4,788      48,644
#   Freenet AG                                             528,207  13,169,650
    GFT Technologies AG                                    331,463   1,543,091
*   Gigaset AG                                               4,777       5,886
    Gildemeister AG                                        850,117  19,223,673
    Grammer AG                                             273,176   8,685,926
    Hansa Group AG                                             482       2,028
#*  Heidelberger Druckmaschinen AG                       5,221,510  11,477,241
*   Hoeft & Wessel AG                                       32,813      70,553
*   Hoftex Group AG                                         22,530     215,739
*   Homag Group AG                                           7,423     139,819
    Hornbach Baumarkt AG                                       282       9,232
    Indus Holding AG                                        41,472   1,364,586
    Isra Vision AG                                          52,376   2,296,532
#*  IVG Immobilien AG                                    1,961,400   1,654,224
    Jenoptik AG                                            960,335  11,037,784
*   Joyou AG                                                17,266     248,030
*   Kampa AG                                                31,214       1,435
#*  Kloeckner & Co. SE                                   2,633,338  31,875,673

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
GERMANY -- (Continued)
*   Koenig & Bauer AG                                       38,783 $    936,555
    Kontron AG                                             882,544    4,792,675
    Krones AG                                               18,426    1,283,440
    KSB AG                                                   6,000    3,730,958
    KWS Saat AG                                             18,403    6,917,009
    Leifheit AG                                             53,391    2,124,877
#   Leoni AG                                                66,347    3,001,278
#*  Loewe AG                                                29,502       87,379
*   M+S Elektronik AG                                       19,600          129
#*  Manz AG                                                 41,406    1,416,629
*   Mediclin AG                                            845,838    4,427,215
*   Medigene AG                                             46,693       48,615
    Mosaic Software AG                                      12,800           --
    Nexus AG                                               219,730    2,622,287
    Norddeutsche Steingut AG                                 7,590       92,160
#*  Nordex SE                                            1,167,235    8,794,978
    Nordwest Handel AG                                      10,813      186,631
*   Patrizia Immobilien AG                                 186,080    1,887,985
    PNE Wind AG                                            201,657      717,955
#*  Praktiker AG                                         2,990,821    4,367,383
    Progress-Werk Oberkirch AG                               1,190       53,313
    REALTECH AG                                              5,406       36,627
    Rheinmetall AG                                         535,118   25,410,254
    RIB Software AG                                          1,183        6,181
    Rohwedder AG                                            44,910           --
*   SAF-Holland SA                                         565,795    4,715,282
#   Salzgitter AG                                          428,403   16,862,465
#*  Singulus Technologies AG                             1,165,677    1,939,900
    Sixt AG                                                277,419    6,023,804
    SKW Stahl-Metallurgie Holding AG                        54,727      902,492
#*  Sky Deutschland AG                                     445,794    2,557,775
#   SMA Solar Technology AG                                  9,892      245,804
#   Solarworld AG                                        1,454,456    1,344,076
    Stoehr & Co. AG                                         37,709       79,436
#*  Suss Microtec AG                                       324,455    3,721,934
    Syzygy AG                                              148,692      842,258
#   TAG Immobilien AG                                      733,863    8,897,987
#*  Technotrans                                             45,083      487,544
#*  TUI AG                                               3,402,355   36,130,570
    UMS United Medical Systems International AG             62,265      851,464
    UmweltBank AG                                           15,121      732,533
#*  Verbio AG                                              188,000      257,287
*   Vivacon AG                                             114,832       57,019
    VTG AG                                                  58,582    1,096,906
#   Wacker Chemie AG                                        29,945    2,291,816
#   Wacker Neuson SE                                       397,010    5,836,969
    Westag & Getalit AG                                      6,664      149,405
    Wuerttembergische Lebensversicherung AG                 12,899      263,975
                                                                   ------------
TOTAL GERMANY                                                       487,107,714
                                                                   ------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
GREECE -- (0.2%)
*   Alapis Holding Industrial and Commercial SA of
      Pharmaceutical Chemical Products                      173,961 $     9,393
*   Alpha Bank AE                                         2,811,286   3,588,948
*   Anek Lines SA                                           701,325      96,055
*   Athens Medical Center SA                                 63,282      60,428
    Atlantic Supermarkets S.A.                              129,593          --
*   ATTIKAT SA                                              487,800      26,384
*   Bank of Cyprus P.L.C.                                 3,206,782          --
*   Ellaktor SA                                             724,725   1,977,821
*   Elval - Hellenic Aluminium Industry SA                   22,597      59,583
    Ergas S.A.                                              104,948          --
    Etma Rayon S.A                                           39,176          --
*   Forthnet SA                                                 717         347
*   GEK Terna Holding Real Estate Construction SA           596,933   1,602,481
*   Halcor SA                                               101,237     110,180
*   Intracom Holdings SA                                  1,814,075   1,192,380
*   J&P-Avax SA                                              93,770     195,367
*   Loulis Mills SA                                          18,129      58,255
*   Marfin Investment Group Holdings SA                   9,731,805   4,287,080
*   Michaniki SA                                          1,200,556     256,259
*   National Bank of Greece SA                              641,050     551,242
*   Nireus Aquaculture SA                                    36,287      26,255
*   Piraeus Bank SA                                       6,530,753   1,833,209
*   Proton Bank SA                                          755,752          --
*   Real Estate Development & Services SA                    51,019      41,438
    S&B Industrial Minerals SA                              135,946   1,040,289
*   Sanyo Hellas Holding SA                                 458,186          --
*   Sidenor Steel Products Manufacturing Co. SA              69,599     141,812
*   T Bank SA                                             1,210,617          --
*   Technical Olympic SA                                    243,263     588,483
    Themeliodomi S.A.                                       140,360          --
*   Thrace Plastics Co. SA                                    3,300       6,048
*   TT Hellenic Postbank SA                                  70,453      15,588
*   Viohalco Hellenic Copper and Aluminum Industry SA       154,343     947,459
                                                                    -----------
TOTAL GREECE                                                         18,712,784
                                                                    -----------
HONG KONG -- (2.2%)
    Alco Holdings, Ltd.                                      88,000      18,269
    Allan International Holdings                             10,000       3,289
    Allied Group, Ltd.                                    2,157,000   7,560,412
#   Allied Properties HK, Ltd.                           40,152,372   6,322,521
*   Apac Resources, Ltd.                                 14,000,000     269,354
    APT Satellite Holdings, Ltd.                          2,241,250   1,418,719
    Asia Financial Holdings, Ltd.                         4,238,106   1,924,940
*   Asia Standard Hotel                                   2,275,800     211,353
    Asia Standard International Group                     4,381,756     819,354
    Associated International Hotels, Ltd.                 1,683,000   4,691,762
*   Bel Global Resources Holdings, Ltd.                  16,756,000          --
    Century City International Holdings, Ltd.            31,035,300   2,285,038
    Century Sunshine Group Holdings, Ltd.                 3,805,000     397,501
    Champion Technology Holdings, Ltd.                  120,023,689   1,826,305
    Chen Hsong Holdings                                   2,048,000     689,859

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
HONG KONG -- (Continued)
    Cheuk Nang Holdings, Ltd.                             4,166,545 $ 3,271,135
    Chevalier International Holdings, Ltd.                2,485,903   4,021,035
*   China Billion Resources, Ltd.                        64,707,136          --
*   China Energy Development Holdings, Ltd.              22,800,000     323,765
    China Motor Bus Co., Ltd.                                38,600     354,604
*   China Renji Medical Group, Ltd.                     166,994,000     688,622
*   China Star Entertainment, Ltd.                          400,000      23,235
    Chinney Investment, Ltd.                              1,924,000     309,951
    Chong Hing Bank, Ltd.                                   205,000     544,810
    Chuang's China Investments, Ltd.                     20,098,000   1,296,741
*   Chuang's Consortium International, Ltd.              24,501,773   3,130,281
    Chun Wo Development Holdings, Ltd.                    6,817,143     492,489
*   Continental Holdings, Ltd.                              840,000      10,719
    Cosmos Machinery Enterprises, Ltd.                      507,400      37,290
    CSI Properties, Ltd.                                 96,595,476   4,545,738
*   CST Mining Group, Ltd.                               24,752,000     322,596
    Dah Sing Banking Group, Ltd.                             22,400      33,009
    Dah Sing Financial Holdings, Ltd.                       595,650   3,131,964
#   Dan Form Holdings Co., Ltd.                          19,223,896   2,310,095
    Dickson Concepts International, Ltd.                    330,000     174,509
*   DVN Holdings, Ltd.                                    4,838,609     255,371
    EcoGreen Fine Chemicals Group, Ltd.                     310,000      60,792
    Emperor International Holdings                       30,806,333   8,640,196
*   EPI Holdings, Ltd.                                   76,386,388   3,104,761
*   eSun Holdings, Ltd.                                  18,454,400   2,979,936
    Ezcom Holdings, Ltd.                                     67,280          --
#   Far East Consortium International Ltd/HK             10,839,213   3,473,792
*   Fountain SET Holdings, Ltd.                          15,364,000   1,903,830
    Get Nice Holdings, Ltd.                              81,846,000   3,802,707
    Gold Peak Industries Holding, Ltd.                    7,170,907     852,348
    Golden Resources Development International, Ltd.     11,811,000     616,805
*   Grande Holdings, Ltd. (The)                           3,082,000     162,834
    Great Eagle Holdings, Ltd.                            3,044,159  12,884,494
    Guangnan Holdings, Ltd.                                 896,000     103,992
#   Hang Fung Gold Technology Ltd.                       10,027,108          --
*   Hao Tian Resources Group, Ltd.                        3,772,000     206,595
    Harbour Centre Development, Ltd.                      2,295,000   4,681,169
    High Fashion International                              996,000     374,805
    HKR International, Ltd.                              16,918,398   8,469,871
    Hon Kwok Land Investment Co., Ltd.                    7,798,935   3,365,629
    Hong Fok Land, Ltd.                                   4,248,000          --
    Hong Kong Ferry Holdings Co., Ltd.                    1,791,000   1,967,278
    Hong Kong Television Network, Ltd.                      802,000     241,534
    Hongkong & Shanghai Hotels (The)                        473,431     770,238
    Hongkong Chinese, Ltd.                               24,037,100   4,707,014
    Hsin Chong Construction Group, Ltd.                   2,208,000     322,126
*   Huafeng Group Holdings, Ltd.                         19,064,000     488,582
    Hung Hing Printing Group, Ltd.                        1,053,275     173,691
    IPE Group, Ltd.                                       1,080,000      82,235
*   IRC, Ltd.                                             7,846,000   1,013,453
    ITC Corp., Ltd.                                         756,655      50,759
    ITC Properties Group, Ltd.                              915,000     389,361

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- -----------
HONG KONG -- (Continued)
    Jinchang Pharmaceutical Holdings, Ltd.                 507,600 $        --
*   Jinhui Holdings, Ltd.                                1,108,000     232,114
    K Wah International Holdings, Ltd.                   5,571,522   3,053,957
    Kantone Holdings, Ltd.                              28,523,975     268,896
    Keck Seng Investments                                2,936,000   1,485,913
    Kin Yat Holdings, Ltd.                                 396,000      48,516
*   King Stone Energy Group, Ltd.                        4,855,000     229,691
#   Kingston Financial Group, Ltd.                       6,639,424     531,336
    Kowloon Development Co., Ltd.                        8,941,277  11,793,989
*   Kwoon Chung Bus Hldgs                                  768,000     171,436
*   Lai Sun Development                                326,893,666   9,843,901
*   Lai Sun Garment International, Ltd.                 35,306,000   6,961,162
    Lam Soon Hong Kong, Ltd.                               139,250      80,829
    Lerado Group Holdings Co.                              130,000      14,570
    Lippo China Resources, Ltd.                         16,252,000     443,677
    Lippo, Ltd.                                          4,694,500   2,401,508
    Liu Chong Hing Investment                            2,780,000   4,160,493
    Luen Thai Holdings, Ltd.                               909,000     404,967
    Luks Group Vietnam Holdings Co., Ltd.                1,002,642     263,906
    Magnificent Estates                                 39,120,600   2,270,499
    Ming Fai International Holdings, Ltd.                  338,000      36,657
*   Ming Fung Jewellery Group, Ltd.                      1,980,000      72,982
    Miramar Hotel & Investment                           1,714,000   2,404,690
*   Mongolia Energy Corp., Ltd.                          1,043,000      43,780
    Nanyang Holdings                                       101,350     404,498
    National Electronic Hldgs                            5,126,408     713,745
#*  Neo-Neon Holdings, Ltd.                              7,400,000   1,395,681
*   Neptune Group, Ltd.                                  2,090,000      44,021
    New Century Group Hong Kong, Ltd.                      648,000      13,195
*   New Smart Energy Group, Ltd.                        83,550,000     807,555
*   New Times Energy Corp., Ltd.                         6,684,300     611,869
*   Norstar Founders Group, Ltd.                           456,000          --
*   North Asia Resources Holdings, Ltd.                  7,666,400     335,617
*   Orange Sky Golden Harvest Entertainment Holdings,
      Ltd.                                                 165,000       8,194
    Orient Power Holdings, Ltd.                          2,182,573          --
    Oriental Watch Holdings                                266,000      86,569
    Pacific Andes International Holdings, Ltd.          50,001,927   2,417,282
    Paliburg Holdings, Ltd.                             11,753,041   3,992,726
    Playmates Holdings, Ltd.                             2,833,700   2,375,216
    Pokfulam Development Co.                               268,000     437,794
    Polytec Asset Holdings, Ltd.                        40,294,190   5,151,071
    Public Financial Holdings, Ltd.                        802,444     408,975
    PYI Corp., Ltd.                                    101,130,086   2,477,001
    Regal Hotels International Holdings, Ltd.            7,620,623   3,539,740
    Rivera Holdings, Ltd.                                4,405,468     176,560
*   San Miguel Brewery Hong Kong, Ltd.                     342,400      54,241
    Sanyuan Group, Ltd.                                    258,750          --
    SEA Holdings, Ltd.                                   2,019,000   1,257,279
    Shenzhen High-Tech Holdings, Ltd.                    1,716,000      85,181
*   Shun Ho Resources Holdings, Ltd.                       244,000      48,117
    Shun Tak Holdings, Ltd.                             42,372,546  22,315,365
    Sing Tao News Corp., Ltd.                              334,000      47,006

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                       ---------- ------------
HONG KONG -- (Continued)
    SOCAM Development, Ltd.                             3,768,120 $  5,439,778
    Soundwill Holdings, Ltd.                              806,000    1,970,448
*   South China China, Ltd.                            10,649,216    1,076,773
*   South China Holdings, Ltd.                            605,800       25,591
*   South China Land, Ltd.                             17,127,066      294,141
    Sun Hung Kai & Co., Ltd.                              388,688      272,017
*   Sunway International Holdings, Ltd.                   280,000        7,165
*   Superb Summit International Group, Ltd.            64,720,000    2,711,599
#*  Sustainable Forest Holdings, Ltd.                  81,872,250      561,109
    Symphony Holdings, Ltd.                             4,172,249      158,308
    TAI Cheung Holdings                                 4,638,000    3,705,762
    TAI Sang Land Developement, Ltd.                      740,900      355,614
*   Talent Property Group, Ltd.                         1,665,000       34,472
#   Tan Chong International, Ltd.                       3,984,000    1,230,938
*   Taung Gold International, Ltd.                      3,750,000       76,835
    Tern Properties                                       168,000       96,133
    Tian Teck Land                                        786,000      841,783
    Tungtex Holdings                                       14,000        1,372
    Tysan Holdings, Ltd.                                  714,000      128,952
*   U-RIGHT International Holdings, Ltd.               39,602,000           --
*   Up Energy Development Group, Ltd.                     700,000       49,761
    Upbest Group, Ltd.                                  2,612,000      336,742
    Vedan International Holdings, Ltd.                  4,352,000      291,471
    Victory City International Holdings, Ltd.          22,834,301    3,596,718
    Wang On Group, Ltd.                                77,117,064    1,194,775
*   Warderly International Holdings, Ltd.               1,705,000      105,462
    Win Hanverky Holdings, Ltd.                            84,000       11,380
    Wing On Co. International, Ltd.                     2,756,500    8,605,926
    Wing Tai Properties, Ltd.                           1,570,749    1,064,339
    Wong's International Hldgs                             41,000       13,053
    Yau Lee Holdings, Ltd.                              1,409,750      314,717
    YT Realty Group, Ltd.                                  94,000       30,310
*   Yugang International, Ltd.                         18,896,000      129,277
    Zhuhai Holdings Investment Group, Ltd.             16,478,000    2,531,630
                                                                  ------------
TOTAL HONG KONG                                                    253,295,780
                                                                  ------------
IRELAND -- (0.4%)
    Aer Lingus Group P.L.C.                             1,504,991    2,734,813
    Anglo Irish Bank Corp. P.L.C.                         708,018           --
    Dragon Oil P.L.C.                                      68,911      669,443
    FBD Holdings P.L.C.                                    44,702      727,156
    Grafton Group P.L.C. (B00MZ44)                          9,439       65,464
    Grafton Group P.L.C. (B00NKF3)                      1,735,030   12,091,742
    IFG Group P.L.C.                                        7,990       14,696
    Kingspan Group P.L.C.                                  13,107      158,225
    McInerney Holdings P.L.C.                             360,646           --
    Qualceram Shires PLC                                   30,338           --
    Smurfit Kappa Group P.L.C.                          2,057,872   30,596,299
                                                                  ------------
TOTAL IRELAND                                                       47,057,838
                                                                  ------------
ISRAEL -- (0.7%)
*   Africa Israel Investments, Ltd.                     1,941,375    4,711,842

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
ISRAEL -- (Continued)
*   AL-ROV Israel, Ltd.                                      97,398 $ 2,722,528
*   Alon Holdings Blue Square Israel, Ltd.                  115,854     437,174
*   Alvarion, Ltd.                                          103,445     312,602
*   AudioCodes, Ltd.                                         32,078     127,426
*   Biocell, Ltd.                                            32,380     249,357
*   Clal Biotechnology Industries, Ltd.                      26,187      56,360
    Clal Industries, Ltd.                                   104,921     416,944
    Clal Insurance Enterprises Holdings, Ltd.               315,742   5,242,930
    Delta-Galil Industries, Ltd.                             65,620     963,873
    Direct Insurance Financial Investments, Ltd.             76,454     266,417
*   El Al Israel Airlines                                 1,640,647     270,460
    Elron Electronic Industries, Ltd.                       221,633   1,205,680
*   Equital, Ltd.                                             3,538      41,398
*   First International Bank Of Israel, Ltd.                558,716   8,145,859
*   Formula Systems 1985, Ltd.                              140,526   2,952,540
*   Gilat Satellite Networks, Ltd.                          483,814   2,732,317
*   Hadera Paper, Ltd.                                        6,982     405,230
    Harel Insurance Investments & Financial Services,
      Ltd.                                                  207,246  10,321,843
*   Israel Discount Bank, Ltd. Class A                   11,603,852  19,508,351
    Israel Land Development Co., Ltd. (The)                  39,194     147,579
*   Jerusalem Oil Exploration                               199,938   5,239,097
*   Kardan Vehicle, Ltd.                                      1,545      12,530
*   Kardan Yazamut                                            4,694         298
*   Menorah Mivtachim Holdings, Ltd.                        176,395   1,881,258
*   Mizrahi Tefahot Bank, Ltd.                              199,745   2,043,485
    Neto ME Holdings, Ltd.                                    1,339      50,609
*   Oil Refineries, Ltd.                                  4,244,041   2,222,269
*   Ormat Industries                                        520,188   3,091,179
    Phoenix Holdings, Ltd. (The)                            477,841   1,456,049
*   Tower Semiconductor, Ltd.                                28,683     188,329
*   Union Bank of Israel                                    599,420   2,282,588
                                                                    -----------
TOTAL ISRAEL                                                         79,706,401
                                                                    -----------
ITALY -- (2.5%)
*   Aedes SpA                                             1,435,600      70,021
*   Arnoldo Mondadori Editore SpA                            65,038      86,543
#   Banca Carige SpA                                        435,221     316,787
    Banca Finnat Euramerica SpA                              94,434      35,179
#*  Banca Monte dei Paschi di Siena SpA                  16,864,953   4,759,247
    Banca Piccolo Credito Valtellinese Scarl              4,532,676   5,674,981
#   Banca Popolare dell'Emilia Romagna S.c.r.l.             885,212   7,507,308
*   Banca Popolare dell'Etruria e del Lazio                 344,368     785,728
#*  Banca Popolare di Milano Scarl                       77,876,899  52,150,846
    Banco di Desio e della Brianza SpA                       16,345      42,684
*   Banco Popolare                                       39,619,058  57,232,381
*   Brioschi Sviluppo Immobiliare SpA                       321,080      39,808
    Buzzi Unicem SpA                                        620,827   9,507,096
    Caltagirone Editore SpA                                 713,490     746,787
    Caltagirone SpA                                         516,468     862,183
    Cementir Holding SpA                                  2,010,356   5,665,676
    Centrale del Latte di Torino & C SpA                     24,677      54,097
    CIR-Compagnie Industriali Riunite SpA                 4,714,969   5,451,259

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
ITALY -- (Continued)
    Credito Emiliano SpA                                    24,885 $    142,419
    CSP International Fashion Group SpA                     13,238       21,389
#   De'Longhi SpA                                          939,819   14,262,523
*   DeA Capital SpA                                        339,524      594,822
*   Delclima                                               846,828      950,708
*   Eurotech SpA                                           303,291      512,011
    Falck Renewables SpA                                   555,748      611,618
*   Finmeccanica SpA                                     1,462,558    7,618,588
#*  Fondiaria-Sai SpA                                    7,002,324   14,291,324
    Gefran SpA                                              76,732      261,657
*   Gemina SpA                                           9,055,174   17,312,360
    Hera SpA                                             1,186,272    2,416,033
*   I Grandi Viaggi SpA                                     84,735       37,576
    IMMSI SpA                                            2,265,373    1,362,798
#*  Intek Group SpA                                      5,359,454    2,219,508
    Irce SpA                                                97,931      187,007
#   Italcementi SpA                                      1,819,279   11,295,197
*   Italmobiliare SpA                                      167,067    3,408,230
*   Milano Assicurazioni SpA                            19,395,939   12,702,574
*   Monrif SpA                                             104,820       37,801
    Pagnossin SpA                                           79,000           --
#   Pirelli & C. SpA                                       659,215    6,856,514
*   Poligrafici Editoriale SpA                              25,970        7,655
#*  Prelios SpA                                          8,982,654      862,055
*   Premafin Finanziaria SpA                             5,629,637    1,339,168
*   Reno de Medici SpA                                   2,951,565      458,059
*   Retelit SpA                                             20,277       13,478
*   Safilo Group SpA                                       369,452    6,055,015
    Snia SpA                                               271,793           --
    SOL SpA                                                 93,152      619,242
*   Uni Land SpA                                            37,715           --
    Unione di Banche Italiane SCPA                         896,922    3,751,123
#*  Unipol Gruppo Finanziario SpA                        5,789,862   19,817,999
    Vianini Industria SpA                                  151,002      203,415
    Vianini Lavori SpA                                     344,977    1,568,168
                                                                   ------------
TOTAL ITALY                                                         282,786,645
                                                                   ------------
JAPAN -- (21.8%)
    77 Bank, Ltd. (The)                                     51,000      302,779
    A&D Co., Ltd.                                          108,200      626,642
    Achilles Corp.                                       1,797,000    2,582,152
    ADEKA Corp.                                            652,900    5,878,105
    Agro-Kanesho Co., Ltd.                                  36,000      236,703
    Ahresty Corp.                                          469,800    3,235,667
#   Aichi Bank, Ltd. (The)                                 205,600   11,771,284
    Aichi Corp.                                             35,600      166,737
    Aichi Steel Corp.                                    1,014,000    4,144,598
    Aida Engineering, Ltd.                                 561,807    4,647,810
*   Aigan Co., Ltd.                                        371,500    1,239,449
    Airport Facilities Co., Ltd.                           544,000    4,065,328
    Aisan Industry Co., Ltd.                               177,630    1,706,181
    Aizawa Securities Co., Ltd.                             23,274      146,195

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Akita Bank, Ltd. (The)                                4,427,000 $12,321,980
#   Alpen Co., Ltd.                                         295,900   6,177,421
    Alpha Corp.                                              32,600     358,385
    Alpha Systems, Inc.                                      42,660     623,871
    Alpine Electronics, Inc.                                297,600   3,037,462
    Alps Logistics Co., Ltd.                                 33,100     357,854
#   AOC Holdings, Inc.                                      987,100   3,472,707
    AOI Electronic Co., Ltd.                                 37,500     636,519
    AOKI Holdings, Inc.                                     219,161   6,755,309
    Aomori Bank, Ltd. (The)                                 440,000   1,310,147
    Aoyama Trading Co., Ltd.                              1,396,199  41,780,501
    Arakawa Chemical Industries, Ltd.                       346,700   2,824,745
    Arata Corp.                                              17,000      66,366
    Araya Industrial Co., Ltd.                            1,053,000   1,513,504
*   Arisawa Manufacturing Co., Ltd.                         809,482   2,919,646
    Asahi Broadcasting Corp.                                 21,700     199,584
#   Asahi Kogyosha Co., Ltd.                                506,000   1,689,603
    Asahi Organic Chemicals Industry Co., Ltd.            1,585,000   3,591,580
#*  Asanuma Corp.                                           881,000     734,056
#*  Ashimori Industry Co., Ltd.                           1,031,000   1,524,145
    Asia Air Survey Co., Ltd.                                58,000     183,908
    ASKA Pharmaceutical Co., Ltd.                           497,000   3,691,225
#   Asunaro Aoki Construction Co., Ltd.                     725,000   3,956,351
#   Atsugi Co., Ltd.                                      5,237,000   6,399,010
    Bando Chemical Industries, Ltd.                          76,000     234,537
    Bank of Iwate, Ltd. (The)                               328,800  14,149,017
#   Bank of Kochi, Ltd. (The)                                55,000      86,610
    Bank of Nagoya, Ltd. (The)                            3,438,706  16,316,565
    Bank of Okinawa, Ltd. (The)                             136,750   6,638,281
    Bank of Saga, Ltd. (The)                              2,900,000   7,385,247
#   Bank of the Ryukyus, Ltd.                               867,100  12,799,681
    Belluna Co., Ltd.                                       594,112   5,829,307
#*  Best Denki Co., Ltd.                                  1,754,000   3,851,453
    Bunka Shutter Co., Ltd.                                 424,016   2,417,446
    Cawachi, Ltd.                                           353,400   7,955,582
    Central Glass Co., Ltd.                               2,944,000  10,412,466
    Central Security Patrols Co., Ltd.                       34,000     318,469
*   Chiba Kogyo Bank, Ltd. (The)                            162,700   1,472,745
    Chiyoda Integre Co., Ltd.                                26,800     392,522
    Chofu Seisakusho Co., Ltd.                              251,000   5,819,381
    Chubu Shiryo Co., Ltd.                                  327,000   1,892,201
    Chudenko Corp.                                          579,760   5,900,270
    Chuetsu Pulp & Paper Co., Ltd.                        2,119,000   3,267,743
    Chugoku Marine Paints, Ltd.                             212,000   1,070,246
    Chukyo Bank, Ltd. (The)                               1,771,000   3,750,857
    Chuo Denki Kogyo Co., Ltd.                              325,300   1,167,717
#   Chuo Gyorui Co., Ltd.                                   626,000   1,412,960
    Chuo Spring Co., Ltd.                                   945,000   3,273,974
    Cleanup Corp.                                           570,200   4,337,008
*   CMK Corp.                                             1,145,200   3,990,574
#   Coca-Cola Central Japan Co., Ltd.                       675,900  10,189,064
    Computer Engineering & Consulting, Ltd.                 226,500   1,587,609

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   Corona Corp.                                            386,600 $ 4,356,440
    Cresco, Ltd.                                             35,100     283,574
    Cross Plus, Inc.                                         75,900     696,327
    CTI Engineering Co., Ltd.                               260,400   1,886,054
    Dai-Dan Co., Ltd.                                       618,000   3,280,927
    Dai-Ichi Kogyo Seiyaku Co., Ltd.                        670,000   1,728,286
#   Dai-ichi Seiko Co., Ltd.                                137,600   2,018,538
    Daido Kogyo Co., Ltd.                                   601,447   1,024,347
#*  Daiei, Inc. (The)                                     2,724,700  10,710,168
    Daihatsu Diesel Manufacturing Co., Ltd.                  93,000     484,885
*   Daiho Corp.                                           1,705,000   2,243,080
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                      500       9,381
#   Daiki Aluminium Industry Co., Ltd.                      362,000     792,580
    Daiki Ataka Engineering Co., Ltd.                        22,000      91,583
    Daimaruenawin Co., Ltd.                                  10,600      78,905
    Dainichi Co., Ltd.                                      273,500   2,295,443
    Daisan Bank, Ltd. (The)                                 894,000   1,616,685
    Daishi Bank, Ltd. (The)                               3,789,932  14,991,803
    Daishinku Corp.                                         358,000   1,125,639
    Daito Bank, Ltd. (The)                                3,545,000   3,645,181
    Daiwa Industries, Ltd.                                  296,000   1,856,274
    Daiwa Odakyu Construction Co.                            39,000      90,063
    DC Co., Ltd.                                            433,500   1,447,126
#   DCM Holdings Co., Ltd.                                1,256,700  12,407,561
    Denyo Co., Ltd.                                         113,700   1,647,296
    DMW Corp.                                                58,800   1,005,851
    Doutor Nichires Holdings Co., Ltd.                       42,500     606,351
    Dydo Drinco, Inc.                                        41,000   1,833,283
    Dynic Corp.                                             180,000     342,173
#   EDION Corp.                                           2,334,500  10,933,552
    Ehime Bank, Ltd. (The)                                2,291,000   5,909,110
    Eidai Co., Ltd.                                         256,000   1,263,349
    Eighteenth Bank, Ltd. (The)                           3,903,000  10,062,383
    Eizo Corp.                                               56,400     976,646
    ESPEC Corp.                                             470,600   3,911,666
    Excel Co., Ltd.                                          80,400     815,616
    Faith, Inc.                                               4,243     509,648
    Felissimo Corp.                                           6,800      82,111
#   Ferrotec Corp.                                          724,600   3,034,772
    FIDEA Holdings Co., Ltd.                                301,700     766,586
*   Fine Sinter Co., Ltd.                                    84,000     296,940
#*  First Baking Co., Ltd.                                  128,000     195,698
#   Fujicco Co., Ltd.                                       314,600   3,620,493
    Fujikura Kasei Co., Ltd.                                166,200     688,445
    Fujikura Rubber, Ltd.                                    43,100     131,059
    Fujikura, Ltd.                                        9,669,000  36,233,328
    Fujitsu Frontech, Ltd.                                  392,600   2,621,807
    FuKoKu Co., Ltd.                                         51,100     480,474
    Fukuda Corp.                                            511,000   2,052,577
    Fukui Bank, Ltd. (The)                                  892,000   1,869,622
#   Fukuyama Transporting Co., Ltd.                       2,161,000  12,067,281
*   Funai Electric Co., Ltd.                                  4,300      53,226

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Furuno Electric Co., Ltd.                                37,900 $   300,437
    Furusato Industries, Ltd.                                74,900     749,334
    Fuso Chemical Co., Ltd.                                   1,600      42,311
    Futaba Corp.                                            850,800  11,865,798
#   Gakken Holdings Co., Ltd.                             1,236,000   3,895,532
    Gecoss Corp.                                            443,200   3,477,072
    Godo Steel, Ltd.                                      4,025,000   6,635,007
#   Goldcrest Co., Ltd.                                     409,350  13,465,434
    Gourmet Kineya Co., Ltd.                                 64,000     452,852
#   GSI Creos Corp.                                         252,000     367,307
    Gun-Ei Chemical Industry Co., Ltd.                    1,364,000   3,194,354
    Gunze, Ltd.                                           4,657,000  12,151,737
    H-One Co., Ltd.                                          14,500     178,383
    Hakuto Co., Ltd.                                        354,200   3,623,800
    Hanwa Co., Ltd.                                         789,000   2,974,884
    Harima Chemicals Group, Inc.                            399,200   1,929,403
    Haruyama Trading Co., Ltd.                              279,600   2,096,267
#   Hazama Ando Corp.                                       854,080   2,013,412
    Heiwa Real Estate Co., Ltd.                             614,000  15,644,366
    Heiwado Co., Ltd.                                       259,024   4,682,510
    HI-LEX Corp.                                              5,700     122,509
    Hibiya Engineering, Ltd.                                711,000   6,974,652
    Higashi-Nippon Bank, Ltd. (The)                       2,760,000   6,994,027
    Higo Bank, Ltd. (The)                                 2,310,000  15,664,602
    Hisaka Works, Ltd.                                      101,000     939,074
#*  Hitachi Cable, Ltd.                                     574,000     992,633
    Hitachi Medical Corp.                                   651,000  10,358,879
    Hitachi Metals Techno, Ltd.                              46,400     341,953
#   Hodogaya Chemical Co., Ltd.                             481,000   1,087,761
    Hokkaido Coca-Cola Bottling Co., Ltd.                   466,000   2,303,715
    Hokkan Holdings, Ltd.                                   985,000   3,026,325
    Hokko Chemical Industry Co., Ltd.                       392,000   1,368,127
    Hokkoku Bank, Ltd. (The)                              4,003,159  16,984,443
    Hokuetsu Bank, Ltd. (The)                             3,394,000   7,986,273
#   Hokuetsu Kishu Paper Co., Ltd.                        3,546,774  15,774,391
    Hokuriku Electrical Construction Co., Ltd.              203,000     792,856
    Hosiden Corp.                                         1,326,400   7,594,564
#   Hurxley Corp.                                            18,600     148,239
    Hyakugo Bank, Ltd. (The)                              3,604,855  18,046,647
    Hyakujushi Bank, Ltd. (The)                           2,245,000   8,880,839
    I Metal Technology Co., Ltd.                            419,000     718,858
    Ichikawa Co., Ltd.                                      210,000     418,717
    Ihara Chemical Industry Co., Ltd.                       836,000   5,715,086
#   Imasen Electric Industrial                              164,499   1,913,793
    Inaba Seisakusho Co., Ltd.                              108,700   1,571,697
    Inabata & Co., Ltd.                                   1,200,400   9,412,379
#   Ines Corp.                                            1,161,300   8,775,998
    Information Services International-Dentsu, Ltd.         138,500   1,628,904
    Innotech Corp.                                          337,900   1,483,796
#*  Inui Steamship Co., Ltd.                                701,100   3,088,188
*   Ishihara Sangyo Kaisha, Ltd.                          1,945,000   1,721,266
    Ishizuka Glass Co., Ltd.                                656,000   1,289,339

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    IT Holdings Corp.                                       601,000 $ 9,022,061
    Itochu Enex Co., Ltd.                                   874,300   4,817,561
    Itochu-Shokuhin Co., Ltd.                                12,200     453,438
    Itoham Foods, Inc.                                    1,793,369   8,246,217
    Itoki Corp.                                             588,447   3,687,147
    Iwai Cosmo Holdings, Inc.                               266,000   4,128,549
    Iwaki & Co., Ltd.                                       776,000   1,767,132
#*  Iwasaki Electric Co., Ltd.                              859,000   1,806,628
#   Iwatsu Electric Co., Ltd.                             1,878,000   2,178,757
#   Iwatsuka Confectionery Co., Ltd.                            100       4,744
    Izumiya Co., Ltd.                                     1,750,000   8,756,529
    J-Oil Mills, Inc.                                       916,000   2,846,965
    Japan Carlit Co., Ltd.                                   95,900     668,900
    Japan Digital Laboratory Co., Ltd.                      591,600   7,296,103
    Japan Foundation Engineering Co., Ltd.                  523,700   1,791,157
#   Japan Medical Dynamic Marketing, Inc.                   447,400   1,417,486
#   Japan Oil Transportation Co., Ltd.                      576,000   1,376,722
    Japan Pulp & Paper Co., Ltd.                          1,504,000   4,597,930
    Japan Transcity Corp.                                   973,000   3,869,775
    Jidosha Buhin Kogyo Co., Ltd.                            59,000     303,175
#   Jimoto Holdings, Inc.                                   120,800     292,565
    JK Holdings Co., Ltd.                                     3,700      25,534
#   JMS Co., Ltd.                                           724,000   2,826,975
*   Joban Kosan Co., Ltd.                                   104,000     220,067
    Juroku Bank, Ltd. (The)                               2,445,000  10,394,959
#   JVC Kenwood Corp.                                       927,700   2,402,107
    Kaga Electronics Co., Ltd.                              259,500   2,126,862
    Kagoshima Bank, Ltd. (The)                            2,768,500  20,271,762
    Kamei Corp.                                             760,300   7,700,188
    Kanaden Corp.                                           476,000   3,069,151
    Kandenko Co., Ltd.                                    2,420,000  10,995,715
    Kanematsu Electronics, Ltd.                              18,000     223,665
#*  Kanto Denka Kogyo Co., Ltd.                             115,000     294,404
    Kanto Natural Gas Development, Ltd.                     601,000   4,045,910
    Katakura Chikkarin Co., Ltd.                            250,000     704,905
    Katakura Industries Co., Ltd.                            19,600     339,287
    Kato Works Co., Ltd.                                  1,479,872   5,440,236
#   KAWADA TECHNOLOGIES, Inc.                                30,500     818,735
    Kawasaki Kasei Chemicals, Ltd.                          400,000     500,963
#   Kawasaki Kisen Kaisha, Ltd.                          17,701,194  38,948,563
    Kawasumi Laboratories, Inc.                             281,300   2,100,639
    Keihanshin Building Co., Ltd.                           144,900   1,134,365
    Keiyo Bank, Ltd. (The)                                  812,000   4,994,831
#*  Kenedix, Inc.                                             2,116   1,532,044
*   KI Holdings Co., Ltd.                                   122,000     272,937
    Kimura Unity Co., Ltd.                                    1,600      16,714
    Kinki Sharyo Co., Ltd.                                  429,000   1,380,048
    Kita-Nippon Bank, Ltd. (The)                            173,500   4,469,267
    Kitagawa Iron Works Co., Ltd.                           178,000     308,992
    Kitano Construction Corp.                               713,000   1,595,685
    Kitazawa Sangyo Co., Ltd.                               247,000     482,211
    Kito Corp.                                               31,000     329,470

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Kiyo Holdings, Inc.                                     209,000 $   364,780
#   Koa Corp.                                               253,589   2,731,965
#   Kohnan Shoji Co., Ltd.                                  891,200  10,946,313
    Koike Sanso Kogyo Co., Ltd.                               8,000      18,659
#   Kojima Co., Ltd.                                        709,300   2,416,593
    Kokuyo Co., Ltd.                                      1,995,411  16,098,377
#   KOMAIHALTEC, Inc.                                     1,105,000   2,808,886
    Komatsu Seiren Co., Ltd.                                780,000   4,024,306
#   Komatsu Wall Industry Co., Ltd.                         147,900   3,562,118
    Komori Corp.                                          1,463,200  18,139,710
#   Konaka Co., Ltd.                                        497,249   6,891,789
    Konishi Co., Ltd.                                       241,800   4,486,512
#   Krosaki Harima Corp.                                    362,000     818,414
    KRS Corp.                                               168,400   1,678,593
    KU Holdings Co., Ltd.                                   182,900   1,761,405
*   Kumagai Gumi Co., Ltd.                                1,186,000   1,438,788
#   Kumiai Chemical Industry Co., Ltd.                      559,519   3,706,304
#   Kurabo Industries, Ltd.                               5,756,000  10,818,781
    Kureha Corp.                                            134,000     473,756
    Kuroda Electric Co., Ltd.                                66,400     882,632
    Kyodo Printing Co., Ltd.                              1,917,000   7,271,796
    Kyoei Sangyo Co., Ltd.                                  335,000     578,727
#   Kyoei Steel, Ltd.                                       447,200   8,559,911
#*  Kyokuto Boeki Kaisha, Ltd.                              468,000   1,180,712
    Kyokuto Kaihatsu Kogyo Co., Ltd.                        849,250   8,905,129
    Kyosan Electric Manufacturing Co., Ltd.                 385,000   1,277,940
    Kyowa Leather Cloth Co., Ltd.                           375,300   1,266,510
    Kyudenko Corp.                                        1,113,000   5,210,949
    LEC, Inc.                                               157,300   2,080,083
*   Lonseal Corp.                                           306,000     471,416
    Macnica, Inc.                                           250,900   5,144,549
#   Maeda Corp.                                           3,972,000  19,051,524
    Maeda Road Construction Co., Ltd.                       900,000  13,616,037
#   Maezawa Industries, Inc.                                208,300     771,492
    Maezawa Kasei Industries Co., Ltd.                      227,500   2,510,218
    Maezawa Kyuso Industries Co., Ltd.                      139,600   1,923,317
    Marubun Corp.                                           448,000   2,056,896
    Marudai Food Co., Ltd.                                3,070,000  10,190,895
#*  Maruei Department Store Co., Ltd.                       541,400     645,937
#   Maruetsu, Inc. (The)                                     66,000     236,345
    Marufuji Sheet Piling Co., Ltd.                          80,000     196,769
    Marusan Securities Co., Ltd.                             96,800     822,292
    Maruwn Corp.                                            134,300     318,211
    Maruzen Co. Ltd-General Commercial Kitchen
      Appliances & Equipment                                 20,000     172,138
    Maruzen Showa Unyu Co., Ltd.                          1,425,000   5,122,358
    Matsui Construction Co., Ltd.                           417,700   1,507,565
    Maxvalu Tokai Co., Ltd.                                  62,200     855,444
#   Meiko Electronics Co., Ltd.                             107,900     760,666
    Meisei Industrial Co., Ltd.                              84,000     383,115
    Meito Transportation Co., Ltd.                              300       1,980
*   Meiwa Estate Co., Ltd.                                  396,600   2,511,545
    Mesco, Inc.                                              25,000     145,129

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Michinoku Bank, Ltd. (The)                            2,743,000 $ 6,647,361
*   Micronics Japan Co., Ltd.                                 2,900      14,640
    Mie Bank, Ltd. (The)                                    896,000   2,155,273
    Mikuni Coca-Cola Bottling Co., Ltd.                     547,600   6,490,878
    Mikuni Corp.                                            164,000     383,781
    Mimasu Semiconductor Industry Co., Ltd.                 270,200   2,735,012
    Minato Bank, Ltd. (The)                                 732,000   1,345,910
    Mirait Holdings Corp.                                   772,540   8,343,285
    Mitani Corp.                                             56,800   1,011,965
#   Mito Securities Co., Ltd.                               940,000   5,773,639
    Mitsuba Corp.                                           260,000   3,084,615
#*  Mitsubishi Kakoki Kaisha, Ltd.                          168,000     343,932
#   Mitsubishi Paper Mills, Ltd.                          2,507,000   2,476,871
#   Mitsubishi Steel Manufacturing Co., Ltd.              1,531,000   3,285,347
#   Mitsui Engineering & Shipbuilding Co., Ltd.           8,631,000  15,969,929
    Mitsui High-Tec, Inc.                                   599,800   4,310,907
    Mitsui Knowledge Industry Co., Ltd.                       3,916     662,521
#*  Mitsumi Electric Co., Ltd.                            2,596,100  14,873,994
    Mitsumura Printing Co., Ltd.                            111,000     305,782
#   Mitsuuroko Holdings Co., Ltd.                           796,400   4,108,091
    Miyazaki Bank, Ltd. (The)                             3,346,260   9,898,996
#   Miyoshi Oil & Fat Co., Ltd.                           1,144,000   1,988,734
#   Mizuno Corp.                                            591,395   2,525,594
    Morinaga Milk Industry Co., Ltd.                        571,000   1,682,225
    Morita Holdings Corp.                                    30,000     254,024
    Morozoff, Ltd.                                          131,000     415,956
    Mory Industries, Inc.                                   670,000   2,109,951
    Mr Max Corp.                                            635,600   2,245,402
    Murakami Corp.                                           20,000     327,874
    Musashino Bank, Ltd. (The)                              439,900  18,702,778
#   Mutoh Holdings Co., Ltd.                                174,000     432,536
    Nafco Co., Ltd.                                          15,100     320,311
    Nagano Bank, Ltd. (The)                               1,736,000   3,281,160
    Nagase & Co., Ltd.                                      284,000   3,636,096
    Nakabayashi Co., Ltd.                                   960,000   2,030,498
#*  Nakayama Steel Works, Ltd.                            3,002,000   2,191,240
    Namura Shipbuilding Co., Ltd.                           179,200     966,444
    Nanto Bank, Ltd. (The)                                  444,000   1,959,209
    NDS Co., Ltd.                                           854,000   2,654,927
#   NEC Capital Solutions, Ltd.                             215,500   7,989,866
    Neturen Co., Ltd.                                       412,200   3,293,184
    Nice Holdings, Inc.                                   1,666,000   4,720,263
    Nichia Steel Works, Ltd.                                882,200   2,982,832
    Nichiban Co., Ltd.                                      616,000   2,573,069
    Nichicon Corp.                                          198,500   2,092,119
    Nichiden Corp.                                            4,900     115,755
    Nichimo Co., Ltd.                                       869,000   1,877,160
    Nichireki Co., Ltd.                                     618,000   4,514,574
    Nihon Kagaku Sangyo Co., Ltd.                            21,000     138,511
    Nihon Tokushu Toryo Co., Ltd.                            76,800     341,559
    Nihon Yamamura Glass Co., Ltd.                        2,471,000   4,898,073
#   Nikko Co., Ltd.                                         551,000   2,171,329

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    Nippo Corp.                                           1,614,000 $24,187,814
    Nippon Beet Sugar Manufacturing Co., Ltd.             3,263,000   6,136,301
#   Nippon Carbide Industries Co., Inc.                     602,000   2,909,906
#*  Nippon Chemi-Con Corp.                                3,292,000  11,222,697
*   Nippon Chemical Industrial Co., Ltd.                  2,110,000   2,641,084
    Nippon Chutetsukan KK                                   481,000   1,226,633
#   Nippon Concrete Industries Co., Ltd.                  1,084,000   3,573,250
#   Nippon Denko Co., Ltd.                                1,639,000   5,737,917
    Nippon Densetsu Kogyo Co., Ltd.                         290,000   3,253,273
    Nippon Felt Co., Ltd.                                    73,100     329,458
    Nippon Fine Chemical Co., Ltd.                          214,000   1,496,659
    Nippon Flour Mills Co., Ltd.                          1,255,000   5,834,981
    Nippon Hume Corp.                                       582,000   3,840,910
#*  Nippon Kinzoku Co., Ltd.                                462,000     584,092
    Nippon Koei Co., Ltd.                                 1,481,000   5,822,012
    Nippon Konpo Unyu Soko Co., Ltd.                      1,198,000  18,497,806
    Nippon Light Metal Holdings Co., Ltd.                 5,070,700   5,972,522
#*  Nippon Paper Industries Co., Ltd.                        74,700   1,118,911
    Nippon Pillar Packing Co., Ltd.                         249,000   2,038,464
*   Nippon Rietec Co., Ltd.                                  39,000     232,029
    Nippon Road Co., Ltd. (The)                           2,090,000  12,500,034
    Nippon Seiki Co., Ltd.                                   50,000     659,979
    Nippon Seisen Co., Ltd.                                 119,000     496,166
#*  Nippon Sheet Glass Co., Ltd.                         15,345,000  17,688,902
    Nippon Signal Co., Ltd.                                   2,100      16,907
    Nippon Soda Co., Ltd.                                 1,955,000   9,105,886
    Nippon Steel Trading Co., Ltd.                            3,000       9,063
    Nippon Systemware Co., Ltd.                             198,500     899,081
#   Nippon Thompson Co., Ltd.                               764,000   3,814,370
    Nippon Tungsten Co., Ltd.                               182,000     284,072
#*  Nippon Yakin Kogyo Co., Ltd.                          4,680,000   6,404,399
    Nishikawa Rubber Co., Ltd.                                2,900      56,276
    Nishimatsu Construction Co., Ltd.                     7,906,073  15,153,778
    Nissei Corp.                                              1,300      11,625
    Nissei Plastic Industrial Co., Ltd.                     106,600     844,952
#   Nisshin Fudosan Co.                                     462,100   4,321,009
    Nisshin Oillio Group, Ltd. (The)                      1,859,000   6,550,809
    Nisshin Steel Holdings Co., Ltd.                        335,000   2,819,228
    Nisshinbo Holdings, Inc.                                861,000   6,254,824
    Nissin Corp.                                            586,000   1,721,146
    Nissin Sugar Co., Ltd.                                  124,200   2,927,517
    Nissui Pharmaceutical Co., Ltd.                         183,200   2,203,310
    Nittan Valve Co., Ltd.                                  177,800     666,535
    Nittetsu Mining Co., Ltd.                             1,942,000   9,405,447
    Nitto FC Co., Ltd.                                      243,100   1,544,895
    Nitto Fuji Flour Milling Co., Ltd.                      370,000   1,206,524
    Nitto Seiko Co., Ltd.                                   128,000     489,291
    Nohmi Bosai, Ltd.                                       179,000   1,470,193
    Noritake Co. Ltd/Nagoya Japan                           833,000   2,249,443
    Noritsu Koki Co., Ltd.                                  518,300   3,705,811
    North Pacific Bank, Ltd.                              3,173,200  10,925,709
#*  NS United Kaiun Kaisha, Ltd.                          2,202,000   4,096,789

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   NTN Corp.                                             5,175,000 $13,197,120
#   Obayashi Road Corp.                                     815,000   3,910,830
    Ogaki Kyoritsu Bank, Ltd. (The)                       2,918,000  10,851,291
#   Ohara, Inc.                                             107,400     734,231
    OIE Sangyo Co., Ltd.                                      6,213      52,422
    Oita Bank, Ltd. (The)                                 3,798,000  14,823,541
    Okabe Co., Ltd.                                         114,600   1,187,854
#   OKK Corp.                                             2,211,000   4,386,105
#   Okumura Corp.                                         3,056,000  12,382,486
    Okura Industrial Co., Ltd.                            1,130,000   4,990,278
    Okuwa Co., Ltd.                                         203,000   2,211,479
    Olympic Corp.                                           372,700   2,702,268
    Onoken Co., Ltd.                                        307,600   3,160,705
    Organo Corp.                                             69,000     392,141
    Osaka Organic Chemical Industry, Ltd.                   137,900     651,435
    Osaka Steel Co., Ltd.                                   594,600  10,892,350
#   Osaki Electric Co., Ltd.                                 62,000     327,949
    Otsuka Kagu, Ltd.                                        61,500     684,224
    OUG Holdings, Inc.                                       21,000      37,756
    Oyo Corp.                                               492,300   8,068,919
    Pacific Industrial Co., Ltd.                          1,167,000   7,105,902
#   Pacific Metals Co., Ltd.                              1,264,000   6,363,583
#   Paltac Corp.                                            254,600   3,309,648
    Paris Miki Holdings, Inc.                                 6,300      33,967
    Piolax, Inc.                                            257,300   7,253,088
#*  Pioneer Corp.                                            79,400     163,200
#*  Renesas Electronics Corp.                               144,400     420,285
    Rengo Co., Ltd.                                         263,000   1,273,299
#*  Renown, Inc.                                          1,424,260   2,237,241
    Rheon Automatic Machinery Co., Ltd.                     304,000     705,577
    Rhythm Watch Co., Ltd.                                2,967,000   5,151,600
#   Ricoh Leasing Co., Ltd.                                 215,200   6,620,366
    Right On Co., Ltd.                                      172,000   1,707,928
    Riken Keiki Co., Ltd.                                   143,800     998,634
    Riken Technos Corp.                                     937,000   2,657,203
#   Riken Vitamin Co., Ltd.                                  10,500     253,029
    Riso Kagaku Corp.                                       277,182   5,300,005
    Roland Corp.                                            145,400   1,404,108
    Round One Corp.                                       1,770,300  14,838,482
    Ryobi, Ltd.                                             972,000   2,280,479
    Ryoden Trading Co., Ltd.                                850,000   5,488,536
    Ryosan Co., Ltd.                                        764,400  13,860,807
    Ryoyo Electro Corp.                                     778,100   7,026,628
    Sakai Chemical Industry Co., Ltd.                     2,277,000   7,156,768
#   Sakai Heavy Industries, Ltd.                            300,000     941,507
    Sakai Moving Service Co., Ltd.                            2,400      57,791
    Sakata INX Corp.                                        195,000   1,378,076
    Sala Corp.                                              240,200   1,289,787
    San Holdings, Inc.                                       75,000   1,123,670
    San-Ai Oil Co., Ltd.                                  1,325,000   6,083,668
    San-In Godo Bank, Ltd. (The)                          4,083,900  34,830,489
    Sangetsu Co., Ltd.                                       17,800     510,391

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Sanki Engineering Co., Ltd.                           1,545,000 $ 8,790,173
    Sankyo Seiko Co., Ltd.                                  493,400   1,889,023
*   Sankyo Tateyama, Inc.                                    48,600   1,341,318
    Sanoh Industrial Co., Ltd.                              259,200   1,861,705
    Sanritsu Corp.                                           74,400     471,071
    Sanshin Electronics Co., Ltd.                           765,700   4,828,225
    Sanyo Chemical Industries, Ltd.                          70,000     413,292
    Sanyo Engineering & Construction, Inc.                  195,000     682,265
#   Sanyo Industries, Ltd.                                  707,000   1,592,224
    Sanyo Shokai, Ltd.                                      201,628     612,291
#   Sanyo Special Steel Co., Ltd.                         1,229,000   4,989,019
#*  Sasebo Heavy Industries Co., Ltd.                     1,042,000   1,348,926
    Sato Shoji Corp.                                        178,400   1,077,202
    Satori Electric Co., Ltd.                               287,760   1,554,998
#   Saxa Holdings, Inc.                                   1,286,000   2,473,068
    SBS Holdings, Inc.                                          600       8,233
    Scroll Corp.                                            694,200   1,990,575
    Seibu Electric Industry Co., Ltd.                       322,000   1,429,840
#   Seiko Epson Corp.                                       837,600   9,602,529
#   Seino Holdings Co., Ltd.                              2,611,119  22,842,600
    Sekisui Jushi Corp.                                     554,000   7,695,125
    Sekisui Plastics Co., Ltd.                            1,238,000   3,265,320
#   Senko Co., Ltd.                                       1,077,680   5,843,055
#   Senshu Electric Co., Ltd.                                63,000     899,145
    Senshukai Co., Ltd.                                     315,900   2,899,937
    Shibaura Electronics Co., Ltd.                              900      11,227
*   Shibaura Mechatronics Corp.                             159,000     399,860
    Shibusawa Warehouse Co., Ltd. (The)                     139,000     843,555
    Shibuya Kogyo Co., Ltd.                                  73,000     664,861
    Shiga Bank, Ltd. (The)                                  275,000   1,937,027
#   Shikibo, Ltd.                                         3,768,000   5,489,778
    Shikoku Bank, Ltd. (The)                              1,700,000   5,192,610
    Shima Seiki Manufacturing, Ltd.                          49,700   1,076,015
    Shimachu Co., Ltd.                                      826,800  21,845,594
    SHIMANE BANK, Ltd. / THE                                  4,600      61,348
    Shimizu Bank, Ltd. (The)                                197,600   5,858,509
    Shin Nippon Air Technologies Co., Ltd.                  340,120   2,021,088
    Shin-Etsu Polymer Co., Ltd.                             568,100   2,104,682
    Shinagawa Refractories Co., Ltd.                      1,098,000   2,423,892
    Shinkawa, Ltd.                                          208,700   1,414,733
#   Shinko Electric Industries Co., Ltd.                    124,600   1,270,552
    Shinko Shoji Co., Ltd.                                  514,500   5,002,138
    Shinko Wire Co., Ltd.                                   524,000     805,704
    Shinmaywa Industries, Ltd.                            2,777,000  22,612,244
#   Shinnihon Corp.                                         450,300   1,587,068
    Shinsho Corp.                                           241,000     479,765
    Shiroki Corp.                                           240,000     538,504
    Shobunsha Publications, Inc.                             96,000     596,222
#   Shoei Foods Corp.                                       178,000   1,359,807
    Showa Corp.                                             539,800   7,836,600
#   Sinanen Co., Ltd.                                       896,000   3,666,747
    Sintokogio, Ltd.                                        547,862   4,961,496

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    SKY Perfect JSAT Holdings, Inc.                            9,244 $4,650,855
    SNT Corp.                                                635,600  2,789,231
    Soda Nikka Co., Ltd.                                     328,000  1,376,928
    Soft99 Corp.                                              45,000    316,184
    Somar Corp.                                               48,000    104,791
    Space Co., Ltd.                                           16,360    152,078
    SPK Corp.                                                  1,418     25,853
    Subaru Enterprise Co., Ltd.                              247,000    894,526
    Sugimoto & Co., Ltd.                                     114,700  1,003,768
    Sumikin Bussan Corp.                                   1,235,000  4,035,424
    Suminoe Textile Co., Ltd.                              1,395,000  4,252,503
    Sumitomo Densetsu Co., Ltd.                              285,600  4,383,794
#   Sumitomo Pipe & Tube Co., Ltd.                           617,300  6,049,383
    Sumitomo Precision Products Co., Ltd.                    139,000    601,165
    Sumitomo Seika Chemicals Co., Ltd.                        60,000    228,606
    Sumitomo Warehouse Co., Ltd. (The)                       271,000  1,941,611
    Suncall Corp.                                              4,000     20,467
    Suzuden Corp.                                              2,100     10,810
#*  SWCC Showa Holdings Co., Ltd.                          6,364,000  6,609,567
    T RAD Co., Ltd.                                          394,000  1,127,796
    T&K Toka Co., Ltd.                                         5,500    134,208
    Tachibana Eletech Co., Ltd.                              266,100  2,582,001
    Tachikawa Corp.                                          188,400    979,507
    Taihei Dengyo Kaisha, Ltd.                               881,000  5,368,731
    Taihei Kogyo Co., Ltd.                                   733,000  2,596,875
#   Taiheiyo Kouhatsu, Inc.                                2,059,000  2,777,286
    Taiho Kogyo Co., Ltd.                                    444,300  5,715,038
    Taiko Bank, Ltd. (The)                                   235,000    635,079
    Takachiho Koheki Co., Ltd.                                   400      3,831
#   Takagi Securities Co., Ltd.                              554,000  2,541,033
    Takamatsu Construction Group Co., Ltd.                    37,900    577,085
    Takano Co., Ltd.                                         290,900  1,389,035
    Takaoka Toko Holdings Co., Ltd.                           37,244    507,252
    Takara Standard Co., Ltd.                                897,105  7,039,470
#   Takasago Thermal Engineering Co., Ltd.                   465,800  3,675,099
    Take And Give Needs Co., Ltd.                             18,432  3,800,877
    Takeuchi Manufacturing Co., Ltd.                          11,300    261,550
    Takigami Steel Construction Co., Ltd. (The)              194,000    669,261
    Takihyo Co., Ltd.                                         14,000     63,138
    Takiron Co., Ltd.                                      1,099,000  3,965,781
    Tamura Corp.                                           1,131,948  2,347,655
#   Tayca Corp.                                              795,000  2,415,539
    Tbk Co., Ltd.                                            528,000  3,173,516
    TECHNO ASSOCIE Co., Ltd.                                 171,900  1,587,566
#   Techno Ryowa, Ltd.                                       229,770  1,018,325
    Teikoku Tsushin Kogyo Co., Ltd.                          754,000  1,581,779
#*  Tekken Corp.                                           3,125,000  4,338,810
#*  Ten Allied Co., Ltd.                                     132,600    405,765
    Tenma Corp.                                              573,900  7,460,262
    Teraoka Seisakusho Co., Ltd.                             169,100    740,999
    Tigers Polymer Corp.                                     311,600  1,307,389
*   Toa Corp.                                              5,790,000  8,917,767

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    Toa Oil Co., Ltd.                                       864,000 $ 1,045,462
    TOA ROAD Corp.                                          969,000   5,302,861
    Toabo Corp.                                             619,000     509,130
    Tochigi Bank, Ltd. (The)                              2,796,000  11,335,529
#   Toda Corp.                                            5,130,000  15,125,926
#   Toda Kogyo Corp.                                         51,000     170,409
    Toei Co., Ltd.                                           61,000     452,841
    Toenec Corp.                                          1,091,000   4,941,971
    Toho Bank, Ltd. (The)                                 4,209,000  13,194,109
    Tohoku Bank, Ltd. (The)                               1,451,000   2,456,793
    Tohokushinsha Film Corp.                                  6,100      60,414
#   Tohto Suisan Co., Ltd.                                  734,000   1,109,375
    Tokai Carbon Co., Ltd.                                  723,000   2,442,204
    Tokai Lease Co., Ltd.                                   627,000   1,249,669
#   Tokai Rubber Industries, Ltd.                            38,900     436,783
    Tokushu Tokai Paper Co., Ltd.                         1,546,220   3,388,385
#   Tokuyama Corp.                                       10,164,000  27,350,322
    Tokyo Electron Device, Ltd.                                   5       8,070
    Tokyo Energy & Systems, Inc.                            626,000   3,068,384
    Tokyo Keiki, Inc.                                       370,000     819,109
    Tokyo Ohka Kogyo Co., Ltd.                              253,900   5,503,740
#*  Tokyo Rope Manufacturing Co., Ltd.                    1,124,000   1,525,127
    Tokyo Sangyo Co., Ltd.                                  529,000   1,699,684
    Tokyo Soir Co., Ltd.                                    127,000     366,686
#   Tokyo Steel Manufacturing Co., Ltd.                   3,509,500  14,324,449
    Tokyo Tekko Co., Ltd.                                 1,038,000   4,096,406
#   Tokyo Tomin Bank, Ltd. (The)                            616,200   8,597,177
*   Tokyu Construction Co., Ltd.                             20,250      48,863
    Tokyu Recreation Co., Ltd.                              256,328   1,468,012
    Toli Corp.                                            1,011,000   2,276,092
    Tomato Bank, Ltd.                                     1,299,000   2,523,055
    Tomen Devices Corp.                                         500       9,119
    Tomen Electronics Corp.                                 266,100   3,455,262
#   Tomoe Corp.                                             895,900   3,591,291
    Tomoku Co., Ltd.                                      1,318,000   4,182,844
    TOMONY Holdings, Inc.                                 3,136,400  12,899,646
    Tonami Holdings Co., Ltd.                             1,540,000   3,525,634
    Toppan Forms Co., Ltd.                                  700,700   6,577,773
    Topre Corp.                                             272,900   2,545,442
    Topy Industries, Ltd.                                 3,295,000   7,689,120
    Torii Pharmaceutical Co., Ltd.                          306,600   7,203,644
#   Torishima Pump Manufacturing Co., Ltd.                   19,100     155,412
    Tosei Corp.                                               2,079   2,517,863
#   Tosho Printing Co., Ltd.                                777,000   2,445,354
    Totetsu Kogyo Co., Ltd.                                 235,630   3,939,847
    Tottori Bank, Ltd. (The)                              1,065,000   2,342,770
    Towa Bank, Ltd. (The)                                 1,913,000   2,217,832
    Toyo Ink SC Holdings Co., Ltd.                        1,028,000   4,796,158
    Toyo Kohan Co., Ltd.                                  2,110,000   6,971,218
#   Toyo Securities Co., Ltd.                             1,211,000   4,994,209
    Toyo Tire & Rubber Co., Ltd.                            289,795   1,559,454
#   Toyo Wharf & Warehouse Co., Ltd.                        901,000   1,980,969

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Trusco Nakayama Corp.                                   174,339 $ 3,603,093
    TSI Holdings Co., Ltd.                                2,261,820  16,692,899
    Tsubakimoto Kogyo Co., Ltd.                              42,000     114,619
#*  Tsudakoma Corp.                                       1,174,000   2,548,698
    Tsukishima Kikai Co., Ltd.                              371,000   3,493,246
    Tsukuba Bank, Ltd. (The)                              1,040,367   5,144,340
    Tsurumi Manufacturing Co., Ltd.                         307,000   2,678,479
    Tsutsumi Jewelry Co., Ltd.                              264,300   8,253,199
    TTK Co., Ltd.                                           136,000     638,028
    TV Asahi Corp.                                          127,000   2,652,660
    Tv Tokyo Holdings Corp.                                 110,100   1,514,946
    TYK Corp.                                               690,000   1,390,097
    U-Shin, Ltd.                                            641,800   4,706,808
    Ube Material Industries, Ltd.                           108,000     259,721
    Uchida Yoko Co., Ltd.                                 1,252,000   3,924,088
    Ueki Corp.                                              146,000     299,008
    UKC Holdings Corp.                                       88,300   2,066,282
#*  Ulvac, Inc.                                             649,900   5,083,505
#*  Uniden Corp.                                          1,639,000   3,916,871
    Village Vanguard Co., Ltd.                                  202     426,762
    Vital KSK Holdings, Inc.                                231,215   2,091,507
    Wakita & Co., Ltd.                                      221,000   2,764,004
    Warabeya Nichiyo Co., Ltd.                              169,400   2,879,432
    Watabe Wedding Corp.                                     41,400     375,880
    Wood One Co., Ltd.                                      572,000   1,886,149
    Y A C Co., Ltd.                                          80,500     450,615
    Yachiyo Bank, Ltd. (The)                                141,475   5,278,529
    Yachiyo Industry Co., Ltd.                                5,600      45,337
    Yahagi Construction Co., Ltd.                            22,700      99,580
    Yaizu Suisankagaku Industry Co., Ltd.                    16,800     151,994
    YAMABIKO Corp.                                          169,974   4,855,938
    Yamagata Bank, Ltd. (The)                             1,846,000   9,156,533
*   Yamaichi Electronics Co., Ltd.                          192,400     331,832
    Yamanashi Chuo Bank, Ltd. (The)                       2,988,000  13,865,526
    Yamatane Corp.                                           12,000      25,778
    Yamato Corp.                                            336,000   1,342,535
    Yamato International, Inc.                               13,800      63,734
    Yamaura Corp.                                           116,500     367,463
    Yamazawa Co., Ltd.                                        2,200      34,808
    Yashima Denki Co., Ltd.                                   3,700      15,478
#   Yasuda Warehouse Co., Ltd. (The)                        163,100   1,940,271
    Yellow Hat, Ltd.                                        229,600   4,600,571
    Yodogawa Steel Works, Ltd.                            3,721,000  14,068,253
    Yokogawa Bridge Holdings Corp.                          712,000   7,490,120
    Yokohama Reito Co., Ltd.                              1,150,400  10,366,637
    Yokowo Co., Ltd.                                         24,900     145,616
    Yondenko Corp.                                          443,650   1,489,364
    Yonex Co., Ltd.                                         149,000     830,585
    Yuasa Funashoku Co., Ltd.                               532,000   1,206,695
#   Yuken Kogyo Co., Ltd.                                    26,000      61,638
    Yurtec Corp.                                          1,152,000   3,611,398
    Yusen Logistics Co., Ltd.                                41,600     438,014

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
JAPAN -- (Continued)
    Yushiro Chemical Industry Co., Ltd.                    4,700 $       45,349
    Zojirushi Corp.                                       66,000        222,882
    Zuken, Inc.                                           37,800        269,800
                                                                 --------------
TOTAL JAPAN                                                       2,471,619,495
                                                                 --------------
NETHERLANDS -- (1.5%)
#*  AMG Advanced Metallurgical Group NV                   24,004        221,468
#   APERAM                                             1,381,399     17,054,461
#   Ballast Nedam                                          9,138        127,628
    Batenburg Techniek                                     4,284         71,113
    BE Semiconductor Industries NV                       815,793      7,626,109
    BinckBank NV                                         215,914      1,654,608
*   Crown Van Gelder                                      45,763        288,306
    CSM                                                  883,249     19,771,124
    Delta Lloyd NV                                     2,295,384     44,136,359
*   Grontmij                                             213,295      1,031,750
#   Heijmans NV                                          459,530      4,227,734
    Hunter Douglas NV                                        248         10,187
#*  Kardan NV                                            185,794        126,736
    KAS Bank NV                                          280,070      3,129,918
    Kendrion NV                                            6,217        152,872
#   Koninklijke BAM Groep NV                           6,635,745     29,412,361
    Koninklijke Ten Cate NV                              112,607      2,735,016
    Koninklijke Wessanen NV                              685,418      2,416,021
    Macintosh Retail Group NV                              7,600         87,619
    Nutreco NV                                             4,883        464,307
*   Ordina NV                                          1,889,673      3,111,118
    RoyalReesink                                             835         71,246
#   SNS REAAL Groep NV                                 4,344,025             --
    Telegraaf Media Groep NV                              79,424        939,587
    TKH Group NV                                          10,811        293,835
#*  TomTom NV                                          2,439,199     11,015,370
    USG People NV                                      1,874,727     14,664,487
    Van Lanschot NV                                           57          1,082
*   Xeikon NV                                             67,043        404,779
                                                                 --------------
TOTAL NETHERLANDS                                                   165,247,201
                                                                 --------------
NEW ZEALAND -- (0.4%)
    Abano Healthcare Group, Ltd.                             754          3,605
    Air New Zealand, Ltd.                              8,976,444     11,546,208
    Auckland International Airport, Ltd.               1,002,942      2,665,955
*   Cavalier Corp., Ltd.                                   3,143          4,933
    CDL Investments New Zealand, Ltd.                    655,393        327,377
    Colonial Motor Co., Ltd. (The)                       243,551        880,237
    Heartland New Zealand, Ltd.                          560,881        375,019
    Kathmandu Holdings, Ltd.                               8,970         17,309
    Metlifecare, Ltd.                                      3,469         10,557
    Millennium & Copthorne Hotels New Zealand, Ltd.    2,998,736      1,799,855
    New Zealand Oil & Gas, Ltd.                        2,060,818      1,450,174
#   New Zealand Refining Co., Ltd. (The)                  20,756         43,066
    Northland Port Corp. NZ, Ltd.                         24,300         57,115
#   Nuplex Industries, Ltd.                            2,705,372      7,729,758

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
NEW ZEALAND -- (Continued)
    PGG Wrightson, Ltd.                                   2,111,833 $   689,297
*   Rakon, Ltd.                                             879,989     181,701
    Richina Pacific, Ltd.                                   832,183     256,790
*   Rubicon, Ltd.                                         3,767,301     936,135
    Sanford Ltd/NZ                                        1,099,644   4,334,899
    Sky Network Television, Ltd.                            253,119   1,241,920
#   Steel & Tube Holdings, Ltd.                             132,365     295,466
*   Tenon, Ltd.                                             143,069     113,770
    Tourism Holdings, Ltd.                                  870,292     447,524
    Tower, Ltd.                                           2,983,860   4,401,922
                                                                    -----------
TOTAL NEW ZEALAND                                                    39,810,592
                                                                    -----------
NORWAY -- (0.8%)
    Aker ASA Class A                                         73,262   2,265,572
#*  Archer, Ltd.                                          1,409,654     928,102
    Austevoll Seafood ASA                                   475,783   3,150,119
    Bonheur ASA                                             221,052   4,940,122
    BW Offshore, Ltd.                                     4,406,058   4,182,170
*   BWG Homes ASA                                           957,662   2,210,127
#   Cermaq ASA                                               72,561   1,083,722
*   Det Norske Oljeselskap ASA                               22,840     325,500
#*  DOF ASA                                                 535,624   2,304,269
#   Eltek ASA                                             1,447,385   1,453,417
    Evry ASA                                                239,145     343,459
    Farstad Shipping ASA                                    207,709   4,349,561
#*  Frontline, Ltd.                                         537,534   1,005,000
    Ganger Rolf ASA                                         402,700   8,872,001
*   Golden Ocean Group, Ltd.                              5,297,280   5,106,982
*   Grieg Seafood ASA                                        96,248     241,988
*   Havila Shipping ASA                                      38,346     166,908
*   Kongsberg Automotive Holding ASA                     10,042,494   3,072,256
#*  Norske Skogindustrier ASA                             3,907,541   1,751,540
#*  Norwegian Energy Co. A.S.                             5,178,013   3,198,095
#*  Odfjell SE Class A                                      249,000   1,139,609
#*  Panoro Energy ASA                                     2,437,348   1,066,342
#*  Renewable Energy Corp. ASA                           12,222,748   3,397,701
*   Scana Industrier                                         38,736       2,519
#*  Sevan Drilling A.S.                                   1,893,896   1,123,569
#*  Sevan Marine ASA                                        585,068   1,781,976
*   Siem Offshore, Inc.                                     345,350     463,808
#   Solstad Offshore ASA                                    359,703   6,299,490
#*  Songa Offshore SE                                     3,656,579   3,639,348
    SpareBank 1 SMN                                       1,628,136  13,862,907
    Stolt-Nielsen, Ltd.                                      13,711     283,295
*   Storebrand ASA                                          689,852   3,146,897
    TTS Group ASA                                            74,071     104,191
#   Wilh Wilhelmsen Holding ASA Class A                     253,267   7,057,566
                                                                    -----------
TOTAL NORWAY                                                         94,320,128
                                                                    -----------
POLAND -- (0.0%)
*   Arctic Paper SA                                         177,475     312,174
                                                                    -----------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES      VALUE++
                                                        ----------- -----------
PORTUGAL -- (0.3%)
#*  Banco Comercial Portugues SA                        185,353,270 $25,698,473
*   Banco Espirito Santo SA                                 618,194     708,324
*   BANIF - Banco Internacional do Funchal SA             1,868,197     295,905
    Corticeira Amorim SGPS SA                             2,090,764   5,488,896
*   Global Intelligent Technologies SGPS S.A.               285,156      63,452
*   INAPA - Investimentos Participacoes e Gestao SA       1,716,639     390,869
    Papelaria Fernandes-Industria e Comercia SA               2,000          --
    Semapa-Sociedade de Investimento e Gestao                37,487     354,250
#*  Sonae Industria SGPS SA                               1,299,009     929,921
#   Sonaecom - SGPS SA                                    1,490,380   3,487,512
    Sumol + Compal SA                                        54,580      78,178
                                                                    -----------
TOTAL PORTUGAL                                                       37,495,780
                                                                    -----------
RUSSIA -- (0.1%)
#*  Alliance Oil Co., Ltd.                                1,156,947   9,255,097
                                                                    -----------
SINGAPORE -- (1.7%)
*   Abterra, Ltd.                                            52,000      29,128
#   ASL Marine Holdings, Ltd.                             1,083,800     598,365
*   Banyan Tree Holdings, Ltd.                               39,000      19,504
    Bonvests Holdings, Ltd.                               1,338,280   1,222,736
    Broadway Industrial Group, Ltd.                       3,557,000     895,944
#   China Merchants Holdings Pacific, Ltd.                1,238,000     915,263
    Chip Eng Seng Corp., Ltd.                             8,982,198   5,952,586
    Chuan Hup Holdings, Ltd.                              7,757,000   1,671,650
    Creative Technology, Ltd.                               820,850   1,750,167
    CSC Holdings, Ltd.                                      348,000      30,720
#*  Delong Holdings, Ltd.                                   679,000     212,239
    DMX Technologies Group, Ltd.                          3,407,000     667,094
    EnGro Corp., Ltd.                                       115,500      89,608
    Excel Machine Tools, Ltd                                473,000          --
#*  Ezra Holdings, Ltd.                                  13,480,000  10,493,354
#*  Falcon Energy Group, Ltd.                               173,000      50,641
    Far East Orchard, Ltd.                                5,199,720   9,432,432
    Freight Links Express Holdings, Ltd.                  6,248,421     441,417
    GK Goh Holdings, Ltd.                                 2,295,000   1,588,801
    GP Batteries International, Ltd.                        259,000     230,988
    GP Industries, Ltd.                                   2,169,808     851,362
    Guthrie GTS, Ltd.                                     4,347,000   2,691,102
    Hanwell Holdings, Ltd.                                6,729,043   1,632,606
#*  Healthway Medical Corp., Ltd.                         3,724,000     284,605
    HG Metal Manufacturing, Ltd.                          1,230,000      96,757
    Hi-P International, Ltd.                                 66,000      37,599
    Hiap Hoe, Ltd.                                           47,000      24,814
#   Ho Bee Investment, Ltd.                               6,991,000  12,224,050
#*  Hong Fok Corp., Ltd.                                  7,727,000   4,242,215
    Hong Leong Asia, Ltd.                                   917,000   1,212,658
#   Hotel Grand Central, Ltd.                             2,511,086   2,307,769
#   Hotel Properties, Ltd.                                2,511,500   7,050,274
    Hour Glass, Ltd. (The)                                  420,320     601,308
*   Huan Hsin Holdings, Ltd.                                628,000      24,263
    HupSteel, Ltd.                                           29,000       5,547

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
SINGAPORE -- (Continued)
    Hwa Hong Corp., Ltd.                                  1,014,000 $   301,258
#   Indofood Agri Resources, Ltd.                           393,000     340,597
    InnoTek, Ltd.                                         4,171,000   1,003,143
#   IPC Corp., Ltd.                                      16,238,000   1,956,496
    Isetan Singapore, Ltd.                                  171,000     669,315
    Jaya Holdings, Ltd.                                   3,639,000   1,981,815
    Jurong Technologies Industrial Corp., Ltd.            3,391,000          --
    K1 Ventures, Ltd.                                    14,674,000   1,923,489
    Koh Brothers Group, Ltd.                              1,464,000     363,000
    LC Development, Ltd.                                  6,875,960     849,756
    Lee Kim Tah Holdings, Ltd.                            2,313,000   1,446,933
#*  Li Heng Chemical Fibre Technologies, Ltd.            11,463,000   1,182,307
    Lian Beng Group, Ltd.                                 1,624,000     686,138
    Low Keng Huat Singapore, Ltd.                            85,000      50,111
    Lum Chang Holdings, Ltd.                              1,311,000     368,137
#   Marco Polo Marine, Ltd.                                 129,000      44,660
    Memtech International, Ltd.                             172,000      10,172
#   Mercator Lines Singapore, Ltd.                          777,000      73,085
    Mermaid Maritime PCL                                  1,101,000     340,364
    Metro Holdings, Ltd.                                 10,849,960   8,118,267
    Mewah International, Inc.                                29,000      10,626
#   Midas Holdings, Ltd.                                 22,479,000   9,078,819
    NSL, Ltd.                                               671,000     836,263
*   Oceanus Group, Ltd.                                  13,760,000     570,900
#*  Otto Marine, Ltd.                                    19,127,500   1,292,228
#   Overseas Union Enterprise, Ltd.                       1,349,000   3,414,036
    Pan Pacific Hotels Group, Ltd.                          652,000   1,229,409
*   Penguin International, Ltd.                             863,250      54,218
    Popular Holdings, Ltd.                                8,482,250   1,928,743
    QAF, Ltd.                                             3,643,533   2,873,856
*   Raffles Education Corp., Ltd.                        15,491,200   4,032,491
*   S I2I, Ltd.                                          22,499,000     382,814
    San Teh, Ltd.                                         1,017,800     277,161
*   Sapphire Corp., Ltd.                                    657,000      61,509
    Sinarmas Land, Ltd.                                     476,000     192,236
    Sing Holdings, Ltd.                                     318,000     106,012
    Sing Investments & Finance, Ltd.                         84,000      97,529
#   Singapore Land, Ltd.                                  1,133,806   8,149,244
    Singapore Reinsurance Corp., Ltd.                     3,080,110     652,420
    Singapore Shipping Corp., Ltd.                        1,241,000     241,704
    Singapura Finance, Ltd.                                 105,000     132,195
    Stamford Land Corp., Ltd.                             3,992,000   1,929,241
    Sunningdale Tech, Ltd.                                8,648,000     928,826
#*  SunVic Chemical Holdings, Ltd.                        7,560,000   2,708,600
#   Swiber Holdings, Ltd.                                15,419,000   7,660,415
    Tat Hong Holdings, Ltd.                                  61,000      73,869
    Tiong Woon Corp. Holding, Ltd.                        7,840,500   2,457,501
#*  Triyards holdings, Ltd.                                  32,899      20,257
    Tuan Sing Holdings, Ltd.                             17,373,101   5,081,346
    UMS Holdings, Ltd.                                    2,789,000   1,076,474
#   United Engineers, Ltd.                                4,598,666  11,739,972
#   United Envirotech, Ltd.                                 148,000      93,935

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SINGAPORE -- (Continued)
    United Industrial Corp., Ltd.                        4,314,946 $ 10,553,453
    WBL Corp., Ltd.                                        177,500      597,919
    Wheelock Properties Singapore, Ltd.                  2,365,000    3,768,489
    Wing Tai Holdings, Ltd.                              9,248,054   16,382,848
#   Yeo Hiap Seng, Ltd.                                  1,008,457    2,115,345
    YHI International, Ltd.                                 31,000        7,679
                                                                   ------------
TOTAL SINGAPORE                                                     194,099,191
                                                                   ------------
SPAIN -- (1.4%)
#   Abengoa SA                                             617,445    1,652,236
#   Abengoa SA Class B                                   2,019,380    4,925,750
    Acciona SA                                              62,187    4,068,335
#   Acerinox SA                                             68,940      743,910
*   Adolfo Dominguez SA                                     10,197       51,900
    Adveo Group International SA                           170,253    2,705,775
#*  Banco Espanol de Credito SA                            171,976      792,254
#   Bankinter SA (5474008)                               7,138,307   26,250,136
    Bankinter SA (B87RCP8)                               3,922,392   14,443,006
*   Baron de Ley                                            22,410    1,462,331
#*  Caja de Ahorros del Mediterraneo                       298,813           --
#*  Campofrio Food Group SA                                100,963      662,366
#*  Cementos Portland Valderrivas SA                       210,130    1,076,745
#*  Deoleo SA                                            8,680,121    3,031,772
    Dinamia Capital Privado Sociedad de Capital Riesgo
      SA                                                    44,356      300,643
#*  Dogi International Fabrics SA                          191,727           --
    Ebro Foods SA                                          144,287    2,959,842
#   Ence Energia y Celulosa S.A                          3,942,695   10,400,245
*   Ercros SA                                            1,759,942      964,991
    Espanola del ZInc.SA                                    53,703           --
*   Fersa Energias Renovables SA                           158,438       57,496
    Fluidra SA                                             104,786      338,799
#   Fomento de Construcciones y Contratas SA               769,152    7,979,445
#   Gamesa Corp. Tecnologica SA                          7,283,460   28,475,438
    Grupo Catalana Occidente SA                             62,870    1,424,698
*   Grupo Ezentis SA                                     1,275,449      226,906
*   Grupo Tavex SA                                         161,335       34,406
    Iberpapel Gestion SA                                   107,514    2,018,267
*   La Seda de Barcelona SA                                      1            1
#   Melia Hotels International SA                        1,283,223    9,506,916
    Miquel y Costas & Miquel SA                             27,835      842,243
*   Natra SA                                                 6,477       10,630
#*  NH Hoteles SA                                        3,129,021   10,897,925
*   Nicolas Correa SA                                       64,381       57,493
    Papeles y Cartones de Europa SA                        802,913    2,727,042
    Pescanova SA                                           338,483           --
#*  Promotora de Informaciones SA Class A                7,322,195    2,170,989
#*  Realia Business SA                                   1,112,704      684,874
#*  Sacyr Vallehermoso SA                                6,777,722   14,104,131
*   Service Point Solutions SA                              58,923        8,588
#*  Sociedad Nacional de Industrias Apicaciones
      Celulosa Espanola SA                               1,003,478      515,857
#*  Solaria Energia y Medio Ambiente SA                    876,126      630,150
    Telecomunicaciones y Energia                            27,445       38,618

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
SPAIN -- (Continued)
    Tubacex SA                                              30,159 $     84,850
*   Vocento SA                                              14,029       17,126
                                                                   ------------
TOTAL SPAIN                                                         159,345,125
                                                                   ------------
SWEDEN -- (3.1%)
    Acando AB                                              879,038    2,271,107
    AddNode Group AB                                        37,990      239,395
    AF AB Class B                                           31,294      861,745
*   Arise Windpower AB                                      46,468      179,445
    B&B Tools AB Class B                                   167,455    2,043,776
#*  BE Group AB                                            218,740      549,779
#   Beijer AB G&L Class B                                  185,323    3,248,606
    Beijer Alma AB                                          35,257      718,829
    Bilia AB Class A                                       442,474    7,687,700
#   BillerudKorsnas AB                                   3,506,767   34,807,430
#   Biotage AB                                             895,740    1,205,311
*   Bong Ljungdahl AB                                       37,274       46,856
#   Bure Equity AB                                       1,250,617    4,425,484
*   Catella AB                                             239,470      195,669
#   Catena AB                                              100,232    1,274,313
    Cision AB                                               24,139      170,420
*   Cloetta AB Class B                                      30,753       92,266
#   Concentric AB                                          688,731    7,036,195
    Concordia Maritime AB Class B                          400,102      657,292
*   CyberCom Group AB                                      328,392       97,391
    Duni AB                                                112,162    1,060,228
*   East Capital Explorer AB                                91,353      663,740
#*  Eniro AB                                             2,418,980    5,858,359
#   Gunnebo AB                                             214,930      909,954
#   Haldex AB                                            1,227,419    7,816,595
    Hexpol AB                                                4,276      241,105
#   Holmen AB Class B                                    1,385,639   38,839,175
    Husqvarna AB Class B                                     2,879       16,658
    Industrial & Financial Systems Class B                  64,562    1,226,519
#*  KappAhl AB                                             128,177      505,223
#*  Karolinska Development AB Class B                       67,071      299,003
#   KNOW IT AB                                             143,571    1,152,005
    Lagercrantz AB Class B                                 207,699    2,744,681
    Lindab International AB                                248,648    1,955,934
    Meda AB Class A                                      1,651,937   19,774,417
#*  Micronic Mydata AB                                   1,744,849    3,729,823
    MQ Holding AB                                          193,387      433,432
#   NCC AB Class B                                         243,796    5,800,910
#*  Net Insight AB Class B                                 198,948       41,285
#   New Wave Group AB Class B                            1,073,546    5,815,265
#   Nobia AB                                               589,545    3,393,942
#   Nolato AB Class B                                      164,956    2,793,143
#   OEM International AB Class B                            21,076      223,446
*   PA Resources AB                                        216,361      784,516
*   Partnertech AB                                           3,441        9,976
#   Peab AB                                                913,756    5,127,445
#   Pricer AB Class B                                      328,627      454,602

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                        SHARES     VALUE++
                                                      ---------- ------------
SWEDEN -- (Continued)
    Proact IT Group AB                                    74,885 $    887,570
*   Rederi AB Transatlantic                              482,452      291,739
#   RNB Retail And Brands AB                          28,459,600      395,208
#   Saab AB Class B                                      705,816   15,491,852
#*  SAS AB                                             3,563,168    7,805,358
#   Semcon AB                                             13,958      127,486
#   SSAB AB Class A                                    4,143,538   30,529,246
#   SSAB AB Class B                                    1,018,644    6,542,318
*   Swedish Orphan Biovitrum AB                        1,310,909    8,389,255
    TradeDoubler AB                                       87,302      197,746
*   Transcom WorldWide SA                                795,098       92,279
#   Trelleborg AB Class B                              6,786,568  101,046,379
                                                                 ------------
TOTAL SWEDEN                                                      351,276,826
                                                                 ------------
SWITZERLAND -- (4.2%)
*   Acino Holding AG                                      34,943    3,608,593
*   AFG Arbonia-Forster Holding AG                       276,426    7,918,644
    Allreal Holding AG                                   138,509   20,269,913
    ALSO Holding AG                                        9,195      446,597
    ams AG                                                 2,122      198,047
    Autoneum Holding AG                                   15,174    1,043,322
    Baloise Holding AG                                   292,680   30,168,025
    Bank Coop AG                                          18,256      984,896
    Banque Cantonale de Geneve                            12,974    3,307,442
    Banque Cantonale du Jura                               7,975      545,628
    Basler Kantonalbank                                    1,119      101,113
    Bellevue Group AG                                     27,274      306,067
*   Bobst Group AG                                       191,327    6,189,371
    Bossard Holding AG                                     4,626      683,147
    Carlo Gavazzi Holding AG                               7,688    1,779,228
*   Cham Paper Holding AG                                 12,545    2,608,121
*   Charles Voegele Holding AG                           161,832    2,257,031
    Cicor Technologies                                    10,828      325,518
    Cie Financiere Tradition SA                              913       49,154
    Clariant AG                                        3,169,797   46,375,719
    Coltene Holding AG                                    58,365    3,016,000
    Conzzeta AG                                            3,818    7,174,093
    Daetwyler Holding AG                                 140,540   15,996,391
#   EFG International AG                                 749,485   10,020,302
    Emmi AG                                               39,124   12,118,728
    Flughafen Zuerich AG                                  50,110   24,381,488
    Forbo Holding AG                                       9,088    5,867,865
    GAM Holding AG                                     1,995,299   35,286,713
    Georg Fischer AG                                      31,225   13,599,914
    Gurit Holding AG                                       8,170    3,335,156
    Helvetia Holding AG                                  120,995   50,761,635
    Implenia AG                                          266,195   14,622,319
    Intershop Holdings                                     8,504    2,924,972
    Jungfraubahn Holding AG                                3,774      261,658
    Kardex AG                                             79,300    2,814,305
    Komax Holding AG                                      17,326    1,862,948
    Kudelski SA                                          164,634    2,075,532

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SWITZERLAND -- (Continued)
    LEM Holding SA                                             216 $    131,098
    Liechtensteinische Landesbank AG                        26,527    1,116,732
    Lonza Group AG                                         113,166    7,885,635
    MCH Group AG                                             3,546      235,498
#*  Meyer Burger Technology AG                             564,229    3,450,786
    Micronas Semiconductor Holding AG                      110,529      779,225
    Mikron Holding AG                                       38,875      240,587
    Mobimo Holding AG                                       18,300    4,112,593
*   Norinvest Holding SA                                     4,985        8,954
    OC Oerlikon Corp. AG                                    90,690    1,049,772
*   Orascom Development Holding AG                         102,606    1,004,818
    PubliGroupe AG                                           5,679      823,307
    Romande Energie Holding SA                               3,994    4,295,028
#*  Schmolz + Bickenbach AG                                863,919    2,532,974
    Schweiter Technologies AG                                  912      576,061
    Schweizerische National-Versicherungs-Gesellschaft
      AG                                                   382,940   18,293,821
    Siegfried Holding AG                                    29,566    3,899,665
    St Galler Kantonalbank AG                                7,075    3,095,918
    Swiss Life Holding AG                                  359,888   57,014,854
    Swisslog Holding AG                                    366,793      482,079
    Tamedia AG                                                 398       43,645
*   Tornos Holding AG                                       42,112      203,343
*   Valartis Group AG                                        4,409      103,351
    Valiant Holding                                         57,016    5,345,852
    Valora Holding AG                                       31,126    6,111,344
    Vaudoise Assurances Holding SA Class B                  21,658    8,159,401
    Verwaltungs- und Privat-Bank AG                         31,443    2,521,131
    Vetropack Holding AG                                       130      263,546
    Vontobel Holding AG                                     83,907    2,707,693
*   Zug Estates Holding AG                                      70       93,802
                                                                   ------------
TOTAL SWITZERLAND                                                   471,868,108
                                                                   ------------
UNITED KINGDOM -- (20.4%)
    Acal P.L.C.                                            327,161    1,074,645
    African Barrick Gold P.L.C.                            593,435    1,617,024
*   Aga Rangemaster Group P.L.C.                         1,951,519    2,383,980
*   Alent P.L.C.                                         5,894,231   31,036,385
    Alumasc Group                                          575,307      759,968
    Amberley Group P.L.C.                                   71,000           --
    Amlin P.L.C.                                        11,024,189   72,716,511
    Anglo Pacific Group P.L.C.                           1,280,994    4,331,569
    Anglo-Eastern Plantations                              241,403    2,663,374
    Ashtead Group P.L.C.                                11,493,515  105,113,361
    Assura Group, Ltd.                                      42,264       22,492
    Avesco Group, Ltd.                                      84,124      277,250
*   Barratt Developments P.L.C.                         23,445,340  113,494,573
    BBA Aviation P.L.C.                                  1,653,452    6,455,726
    Beazley P.L.C.                                      12,470,827   43,565,682
    Bellway P.L.C.                                       3,448,205   72,128,835
    Berendsen P.L.C.                                       888,369   10,675,583
    Berkeley Group Holdings P.L.C.                         237,401    7,697,553
    Bloomsbury Publishing P.L.C.                            81,160      145,632

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
UNITED KINGDOM -- (Continued)
    Bodycote P.L.C.                                       5,109,442 $41,166,775
    BOOT HENRY P.L.C.                                     1,143,997   3,204,340
    Bovis Homes Group P.L.C.                              3,855,116  46,000,546
    Braemar Shipping Services P.L.C.                          1,546       9,608
    British Polythene Industries P.L.C.                     353,067   3,015,665
    Bwin.Party Digital Entertainment P.L.C.               1,058,674   2,200,064
*   Cairn Energy P.L.C.                                   1,365,015   6,129,549
    Camellia P.L.C.                                           2,629     429,890
    Cape P.L.C.                                             296,914   1,375,073
*   Capital & Regional P.L.C.                             5,344,220   2,862,861
    Carclo P.L.C.                                            40,456     257,581
    Carillion P.L.C.                                      3,315,763  13,832,640
    Carr's Milling Industries P.L.C.                         46,170     942,445
    Castings P.L.C.                                         435,213   2,269,332
    Catlin Group, Ltd.                                    9,072,341  74,162,530
    Centaur Media P.L.C.                                    131,854      94,125
    Chemring Group P.L.C.                                    99,744     420,432
    Chesnara P.L.C.                                         213,367     792,741
    Chime Communications P.L.C.                             186,985     745,738
    Close Brothers Group P.L.C.                           1,704,269  27,514,572
*   Coalfield Resources P.L.C.                            1,996,036     133,261
*   Colt Group SA                                         5,697,536  10,182,656
    Communisis P.L.C.                                     2,806,381   2,354,824
    Computacenter P.L.C.                                  2,123,283  14,823,502
    Creston P.L.C.                                          187,426     250,144
    CSR P.L.C.                                            4,886,688  37,471,349
    Daejan Holdings P.L.C.                                   79,784   4,858,541
    Dairy Crest Group P.L.C.                                791,629   5,672,275
    Debenhams P.L.C.                                      2,582,723   3,340,814
    Development Securities P.L.C.                         2,540,344   5,731,619
    Dialight P.L.C.                                          10,420     210,083
#*  Dixons Retail P.L.C.                                 78,168,061  42,764,463
    Drax Group P.L.C.                                       269,252   2,569,715
    DS Smith P.L.C.                                      15,499,530  56,312,190
    easyJet P.L.C.                                        4,026,670  70,021,729
    Elementis P.L.C.                                      5,097,575  20,927,376
*   EnQuest P.L.C.                                           59,627     119,461
*   Enterprise Inns P.L.C.                               11,707,291  17,849,559
*   Essar Energy P.L.C.                                   1,978,085   4,404,704
#*  Exillon Energy P.L.C.                                   564,716   1,357,539
    F&C Asset Management P.L.C.                          11,435,011  17,416,948
    Ferrexpo P.L.C.                                          21,253      59,288
    Fiberweb P.L.C.                                       1,115,249   1,381,598
*   Findel P.L.C.                                             3,863       9,759
    Firstgroup P.L.C.                                       472,667   1,552,200
    Fortune Oil P.L.C.                                       30,128       3,747
*   Future P.L.C.                                         1,768,908     523,009
    Galliford Try P.L.C.                                    779,555  11,951,126
*   Gem Diamonds, Ltd.                                    1,991,383   4,036,280
    Greene King P.L.C.                                    4,908,532  55,476,171
    Hampson Industries P.L.C.                                69,360          --
*   Hardy Oil & Gas P.L.C.                                   78,909     140,126

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
UNITED KINGDOM -- (Continued)
    Harvey Nash Group P.L.C.                               660,735 $    778,874
    Helical Bar P.L.C.                                   2,461,106    9,484,775
*   Heritage Oil P.L.C.                                  2,612,012    6,506,120
    Hiscox, Ltd.                                         9,603,622   83,710,188
    HMV Group P.L.C.                                       544,012        9,295
#   Home Retail Group P.L.C.                            17,508,245   42,401,436
    Hunting P.L.C.                                           7,399       92,915
    Huntsworth P.L.C.                                    3,242,574    3,012,894
    Inchcape P.L.C.                                      8,776,728   68,420,864
    Intermediate Capital Group P.L.C.                    2,324,248   15,279,621
*   International Ferro Metals, Ltd.                     1,960,461      304,093
    Interserve P.L.C.                                      501,532    3,692,059
#*  IP Group P.L.C.                                        311,594      750,160
*   JKX Oil & Gas P.L.C.                                   391,101      412,123
#*  Johnston Press P.L.C.                                9,581,891    2,277,867
    Keller Group P.L.C.                                    553,628    7,389,159
    Laird P.L.C.                                         3,501,358   11,816,987
    Lamprell P.L.C.                                        451,206    1,013,984
    Lancashire Holdings, Ltd.                              748,574    9,855,973
    Lavendon Group P.L.C.                                1,913,481    5,026,043
#*  Lonmin P.L.C.                                        3,762,001   15,780,191
    Lookers P.L.C.                                         360,126      522,510
    Low & Bonar P.L.C.                                   3,354,294    3,695,069
    Man Group P.L.C.                                    10,173,324   16,176,529
    Management Consulting Group P.L.C.                   3,190,021    1,583,633
    Marshalls P.L.C.                                     1,529,098    3,023,420
    Marston's P.L.C.                                    13,861,464   31,198,231
    Mecom Group P.L.C.                                     284,847      188,781
    Meggitt P.L.C.                                       5,167,155   37,659,094
    Melrose Industries P.L.C.                              416,547    1,578,933
    Millennium & Copthorne Hotels P.L.C.                 4,813,561   42,354,200
*   Mitchells & Butlers P.L.C.                           5,754,583   29,944,552
    MJ Gleeson Group P.L.C.                                647,169    2,539,512
    Mondi P.L.C.                                         7,456,121   99,087,976
#   Morgan Sindall Group P.L.C.                             97,761      874,599
*   Mothercare P.L.C.                                      201,729      992,980
    MS International P.L.C.                                106,708      351,392
*   MWB Group Holdings P.L.C.                            1,567,839           --
    National Express Group P.L.C.                        3,421,445   10,172,630
#   New World Resources P.L.C. Class A                      32,193       77,612
    Northgate P.L.C.                                     2,577,014   13,565,420
    Novae Group P.L.C.                                     616,051    4,467,481
    Pace P.L.C.                                          1,681,445    6,490,244
    Panther Securities P.L.C.                               34,430      169,866
#*  Pendragon P.L.C.                                     6,015,813    2,169,634
    Persimmon P.L.C. (0682538)                           7,739,467  130,012,911
    Persimmon P.L.C. (B8Y2Q10)                           7,739,467    9,016,575
#   Petropavlovsk P.L.C.                                   854,312    1,935,796
    Phoenix Group Holdings                                 914,410    9,013,510
    Phoenix IT Group, Ltd.                                  16,230       37,873
    Pinnacle Staffing Group P.L.C.                         903,519           --
#*  Premier Foods P.L.C.                                 5,556,670    6,318,905

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
UNITED KINGDOM -- (Continued)
*   Punch Taverns P.L.C.                               9,491,987 $    1,514,129
*   PV Crystalox Solar P.L.C.                            341,477         54,871
*   Quintain Estates & Development P.L.C.              7,581,534      7,622,164
    REA Holdings P.L.C.                                    1,354          9,679
*   Redrow P.L.C.                                      5,600,709     18,630,524
*   Renold P.L.C.                                      1,317,342        419,484
    RM P.L.C.                                                468            540
    RPS Group P.L.C.                                     504,057      1,955,464
    S&U P.L.C.                                             4,633         83,353
*   Safeland P.L.C.                                       50,000         10,873
*   Salamander Energy P.L.C.                           1,363,504      3,874,840
    Severfield-Rowen P.L.C.                              287,223        176,232
    Shanks Group P.L.C.                                5,901,551      7,506,246
    SIG P.L.C.                                        14,122,480     35,595,134
*   Soco International P.L.C.                              4,271         25,182
*   Southern Cross Healthcare Group P.L.C.                 5,854             --
    Speedy Hire P.L.C.                                 2,695,781      2,029,455
    Spirit Pub Co. P.L.C.                             11,153,659     11,248,239
*   Sportech P.L.C.                                      132,623        202,987
    St Ives P.L.C.                                     2,304,784      5,006,014
    ST Modwen Properties P.L.C.                        3,945,718     16,447,877
*   Talvivaara Mining Co. P.L.C.                           3,055            669
    Taylor Wimpey P.L.C.                              76,091,760    110,099,317
*   Thomas Cook Group P.L.C.                          19,575,023     39,367,820
    Travis Perkins P.L.C.                              5,306,411    118,400,604
    Treatt P.L.C.                                         23,754        156,828
    Trifast P.L.C.                                       888,900        746,784
#*  Trinity Mirror P.L.C.                              7,644,285     10,666,661
    TT electronics P.L.C.                              2,534,061      6,564,284
    TUI Travel P.L.C.                                  6,246,904     30,542,778
    Tullett Prebon P.L.C.                                 12,661         48,182
    United Drug P.L.C.                                    87,471        411,787
    UTV Media P.L.C.                                       1,877          4,651
*   Vectura Group P.L.C.                                  70,597         96,540
    Vedanta Resources P.L.C.                              12,652        239,404
    Vesuvius P.L.C.                                    5,909,090     32,013,872
    Vislink P.L.C.                                       338,887        160,605
    Vp P.L.C.                                            315,426      1,671,413
    William Ransom & Son Holding P.L.C.                   65,000          2,726
    Xchanging P.L.C.                                   1,136,112      2,363,518
    Zotefoams P.L.C.                                     128,877        434,896
                                                                 --------------
TOTAL UNITED KINGDOM                                              2,317,134,821
                                                                 --------------
TOTAL COMMON STOCKS                                               9,915,930,563
                                                                 --------------
PREFERRED STOCKS -- (0.0%)
UNITED KINGDOM -- (0.0%)
    REA Holdings P.L.C.                                       81            147
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   AVJennings, Ltd. Rights 05/24/13                      11,460            297
                                                                 --------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


                                                     SHARES         VALUE++
                                                   ------------ ---------------
BELGIUM -- (0.0%)
#*    Agfa-Gevaert NV STRIP VVPR                        640,796 $            --
#*    Tessenderlo Chemie NV STRIP VVPR                   71,257              --
                                                                ---------------
TOTAL BELGIUM                                                                --
                                                                ---------------
HONG KONG -- (0.0%)
*     Tungtex Holdings Rights 05/27/13                    2,800              --
                                                                ---------------
ISRAEL -- (0.0%)
*     Africa Israel Investments, Ltd. Rights
        05/08/13                                         42,205         139,037
*     Clal Biotechnology Industries, Ltd. Rights
        05/02/13                                          1,637           1,644
                                                                ---------------
TOTAL ISRAEL                                                            140,681
                                                                ---------------
NORWAY -- (0.0%)
*     Scana Industrier Rights 05/14/13                   75,311             914
                                                                ---------------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13        564,229         473,326
                                                                ---------------
TOTAL RIGHTS/WARRANTS                                                   615,218
                                                                ---------------

                                                     SHARES/
                                                      FACE
                                                     AMOUNT
                                                      (000)         VALUE+
                                                   ------------ ---------------
SECURITIES LENDING COLLATERAL -- (12.5%)
(S)@  DFA Short Term Investment Fund                122,126,188   1,413,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $9,510,021 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $9,719,631) to be repurchased at
        $9,529,092                                 $      9,529       9,529,050
                                                                ---------------
TOTAL SECURITIES LENDING COLLATERAL                                1,422,529,05
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $10,604,711,148)                                          $11,339,074,978
                                                                ===============

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES   VALUE++
                                                            ------- ----------
COMMON STOCKS -- (87.7%)

AUSTRALIA -- (6.3%)
    Acrux, Ltd.                                               5,659 $   23,788
#   Adelaide Brighton, Ltd.                                  40,420    142,627
#   Aditya Birla Minerals, Ltd.                              33,991     12,000
*   AED Oil, Ltd.                                            28,704         --
*   AJ Lucas Group, Ltd.                                      9,790     13,100
#*  Alkane Resources, Ltd.                                    6,922      3,968
    ALS Ltd/Queensland                                       21,521    218,761
*   Alumina, Ltd.                                           504,535    504,532
*   Alumina, Ltd. Sponsored ADR                                 900      3,600
#   Amalgamated Holdings, Ltd.                               29,399    261,731
#   Amcom Telecommunications, Ltd.                           38,228     80,122
    Amcor, Ltd.                                              35,397    363,522
    AMP, Ltd.                                                80,457    450,931
    Ansell, Ltd.                                              8,831    144,797
*   Antares Energy, Ltd.                                     43,975     17,109
    AP Eagers, Ltd.                                           7,295     36,699
    APA Group                                                11,005     74,319
#   APN News & Media, Ltd.                                   98,160     42,826
*   Aquarius Platinum, Ltd.                                  33,735     20,361
#*  Aquila Resources, Ltd.                                    7,505     14,438
#   ARB Corp., Ltd.                                           1,871     25,228
    Aristocrat Leisure, Ltd.                                 32,445    132,605
    Arrium, Ltd.                                            426,919    377,484
    Asciano, Ltd.                                           109,264    612,121
#   ASG Group, Ltd.                                          29,214     10,572
    ASX, Ltd.                                                 5,218    203,448
    Atlas Iron, Ltd.                                        259,623    225,826
#*  Aurora Oil & Gas, Ltd.                                   40,933    129,739
#   Ausdrill, Ltd.                                           86,274    136,092
    Ausenco, Ltd.                                            30,823     88,748
#*  Austal, Ltd.                                             31,664     21,826
    Austbrokers Holdings, Ltd.                                4,423     48,247
#   Austin Engineering, Ltd.                                  3,342     17,685
    Australia & New Zealand Banking Group, Ltd.              33,356  1,102,323
*   Australian Agricultural Co., Ltd.                        59,380     71,991
    Australian Infrastructure Fund                           27,847     90,941
    Australian Pharmaceutical Industries, Ltd.               53,097     26,717
    Automotive Holdings Group, Ltd.                          36,442    153,843
*   AWE, Ltd.                                               183,292    245,471
    Bank of Queensland, Ltd.                                 61,397    639,172
#*  Bathurst Resources, Ltd.                                123,841     21,853
    BC Iron, Ltd.                                            14,185     50,700
    Beach Energy, Ltd.                                      403,593    570,104
#   Bendigo and Adelaide Bank, Ltd.                          92,764  1,064,652
    BHP Billiton, Ltd.                                        2,414     81,156
#   BHP Billiton, Ltd. Sponsored ADR                          8,973    603,165
#*  Billabong International, Ltd.                            79,866     39,373
    Blackmores, Ltd.                                          1,487     43,678
*   BlueScope Steel, Ltd.                                   108,991    561,222
    Boart Longyear, Ltd.                                    161,114    160,117
    Boral, Ltd.                                             169,407    879,320

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
#   Bradken, Ltd.                                            53,959 $  288,002
    Brambles, Ltd.                                           10,378     93,960
    Breville Group, Ltd.                                     14,865    107,583
    Brickworks, Ltd.                                         13,908    184,006
    BT Investment Management, Ltd.                           11,586     42,167
#   Cabcharge Australia, Ltd.                                40,243    199,456
    Caltex Australia, Ltd.                                   20,543    458,892
#   Cardno, Ltd.                                             27,136    183,355
*   Carnarvon Petroleum, Ltd.                               105,419      5,493
    carsales.com, Ltd.                                        7,604     76,293
    Cash Converters International, Ltd.                      58,715     85,909
#   Cedar Woods Properties, Ltd.                              3,494     20,072
    Centrebet International, Ltd. Claim Units                 6,648         --
*   Ceramic Fuel Cells, Ltd.                                 97,611      5,667
    Challenger, Ltd.                                         61,701    269,020
*   Citigold Corp., Ltd.                                    194,096     10,869
    Clough, Ltd.                                             36,846     45,122
#*  Coal of Africa, Ltd.                                     24,372      4,198
    Coca-Cola Amatil, Ltd.                                    4,241     66,624
#   Cochlear, Ltd.                                            1,038     71,079
#*  Cockatoo Coal, Ltd.                                     148,893      9,740
*   Coffey International, Ltd.                               53,206     13,306
    Commonwealth Bank of Australia                           14,379  1,095,980
    Computershare, Ltd.                                       6,815     70,205
*   Cooper Energy, Ltd.                                       3,853      1,682
    Crown, Ltd.                                              17,087    228,640
#   CSG, Ltd.                                                35,839     27,224
    CSR, Ltd.                                               169,620    357,231
#*  Cudeco, Ltd.                                             10,487     41,118
*   Cue Energy Resources, Ltd.                               31,448      4,401
*   Dart Energy, Ltd.                                         3,633        226
#   David Jones, Ltd.                                       102,837    317,872
#   Decmil Group, Ltd.                                       38,364     74,348
*   Deep Yellow, Ltd.                                       217,870      8,377
    Devine, Ltd.                                              2,971      2,774
#*  Discovery Metals, Ltd.                                   11,417      4,024
#   Domino's Pizza Enterprises, Ltd.                          5,839     79,317
#   Downer EDI, Ltd.                                        135,882    692,735
#*  Drillsearch Energy, Ltd.                                 47,148     55,265
    DUET Group                                               48,961    124,773
#   DuluxGroup, Ltd.                                         18,024     87,736
    Echo Entertainment Group, Ltd.                          132,796    498,382
#*  Elders, Ltd.                                            130,080     10,815
    Emeco Holdings, Ltd.                                    218,506    104,387
#*  Energy Resources of Australia, Ltd.                      31,709     33,855
*   Energy World Corp., Ltd.                                238,480     79,203
    Envestra, Ltd.                                           82,141     89,329
    Euroz, Ltd.                                               1,190      1,309
#*  Evolution Mining, Ltd.                                  113,903    115,658
#   Fairfax Media, Ltd.                                     526,258    354,991
*   FAR, Ltd.                                               557,529     19,683
    Finbar Group, Ltd.                                       18,455     28,020

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
AUSTRALIA -- (Continued)
    FKP Property Group                                        28,270 $   48,200
#   Fleetwood Corp., Ltd.                                     10,971     97,328
    FlexiGroup, Ltd.                                          53,751    234,163
#   Flight Centre, Ltd.                                        3,479    137,739
#*  Focus Minerals, Ltd.                                   1,266,046     22,440
    Forge Group, Ltd.                                          9,306     55,834
#   Fortescue Metals Group, Ltd.                              10,011     36,569
    Funtastic, Ltd.                                           27,420      5,973
*   Goodman Fielder, Ltd.                                    615,862    495,236
    GrainCorp, Ltd. Class A                                   35,906    477,048
    Grange Resources, Ltd.                                   122,656     21,027
#*  Gryphon Minerals, Ltd.                                     9,576      2,053
#   GUD Holdings, Ltd.                                        15,722    118,888
#*  Gunns, Ltd.                                               75,334         --
#   GWA Group, Ltd.                                           60,867    163,600
#   Harvey Norman Holdings, Ltd.                             103,544    322,351
*   Hastie Group, Ltd.                                         5,715         --
    HFA Holdings, Ltd.                                        18,498     16,919
*   Highlands Pacific, Ltd.                                    3,557        295
*   Hillgrove Resources, Ltd.                                138,463     10,754
#   Hills Holdings, Ltd.                                      39,327     44,839
*   Horizon Oil, Ltd.                                        151,121     63,662
    iiNET, Ltd.                                               39,024    249,657
#   Iluka Resources, Ltd.                                     15,930    147,995
#   Imdex, Ltd.                                               49,768     50,977
#   IMF Australia, Ltd.                                        8,123     16,251
    Incitec Pivot, Ltd.                                      178,399    535,295
    Independence Group NL                                     75,289    258,351
#*  Infigen Energy, Ltd.                                     164,162     45,094
    Insurance Australia Group, Ltd.                           62,539    377,585
    Invocare, Ltd.                                             3,399     41,144
    IOOF Holdings, Ltd.                                       31,731    290,224
#   Iress, Ltd.                                               11,470     99,463
    James Hardie Industries P.L.C.                             7,478     78,766
    James Hardie Industries P.L.C. Sponsored ADR                 100      5,245
#   JB Hi-Fi, Ltd.                                             7,418    123,158
    Jetset Travelworld, Ltd.                                  13,926      5,759
*   Kagara, Ltd.                                              52,508      6,532
#   Kingsgate Consolidated, Ltd.                              29,636     66,782
#   Leighton Holdings, Ltd.                                    1,698     35,266
    Lend Lease Group                                          59,391    663,813
#*  Linc Energy, Ltd.                                         60,980    121,645
*   Liquefied Natural Gas, Ltd.                                7,700      1,679
#   M2 Telecommunications Group, Ltd.                          7,407     43,282
#   Macmahon Holdings, Ltd.                                  239,512     44,627
    Macquarie Atlas Roads Group                               27,728     48,318
    Macquarie Group, Ltd.                                     36,077  1,467,674
#   Matrix Composites & Engineering, Ltd.                      4,880      5,058
    MaxiTRANS Industries, Ltd.                                31,085     39,819
    McMillan Shakespeare, Ltd.                                 9,454    149,604
    McPherson's, Ltd.                                         18,083     41,605
    Medusa Mining, Ltd.                                       17,550     59,775

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Melbourne IT, Ltd.                                       24,889 $   56,387
#*  MEO Australia, Ltd.                                       3,261        234
    Mermaid Marine Australia, Ltd.                           25,206    100,964
#*  Mesoblast, Ltd.                                           3,743     22,887
*   Metals X, Ltd.                                           38,119      4,543
#   Metcash, Ltd.                                            79,302    336,519
#   Miclyn Express Offshore, Ltd.                            23,848     48,476
    Mincor Resources NL                                      50,636     34,353
*   Mineral Deposits, Ltd.                                   22,816     71,023
#   Mineral Resources, Ltd.                                  21,892    221,672
*   Mirabela Nickel, Ltd.                                   130,342     18,927
#   Monadelphous Group, Ltd.                                  1,179     25,619
    Mortgage Choice, Ltd.                                    37,287     79,706
#   Mount Gibson Iron, Ltd.                                 219,142    112,984
#   Myer Holdings, Ltd.                                     195,613    651,504
#   National Australia Bank, Ltd.                            55,765  1,967,829
#   Navitas, Ltd.                                            14,058     78,894
*   Neon Energy, Ltd.                                        92,453     18,676
    New Hope Corp., Ltd.                                     15,453     59,976
    Newcrest Mining, Ltd.                                    18,765    328,733
#*  Newsat, Ltd.                                             12,357      5,257
*   Nexus Energy, Ltd.                                      198,903     26,821
    NIB Holdings, Ltd.                                       47,348    115,518
    Norfolk Group, Ltd.                                       9,722      4,541
*   Northern Iron, Ltd.                                      17,299      5,673
    Northern Star Resources, Ltd.                            36,040     25,540
#   NRW Holdings, Ltd.                                       45,419     61,306
#   Nufarm, Ltd.                                             54,786    238,920
    Oakton, Ltd.                                             18,397     24,005
    Oil Search, Ltd.                                         20,549    158,537
    Orica, Ltd.                                               6,183    146,619
    Origin Energy, Ltd.                                     122,076  1,562,863
    OrotonGroup, Ltd.                                           663      4,827
*   Otto Energy, Ltd.                                        72,021      5,077
    OZ Minerals, Ltd.                                        72,880    326,661
    Pacific Brands, Ltd.                                    275,914    246,230
#*  Paladin Energy, Ltd.                                    238,847    187,871
    PanAust, Ltd.                                            41,651    100,610
    Panoramic Resources, Ltd.                                63,646     19,445
    Patties Foods, Ltd.                                      17,109     27,218
#*  Peet, Ltd.                                               33,817     49,435
#*  Perilya, Ltd.                                           102,614     15,992
    Perpetual, Ltd.                                           3,037    129,783
#*  Pharmaxis, Ltd.                                          16,670      2,513
*   Phosphagenics, Ltd.                                      15,812      1,968
#   Platinum Asset Management, Ltd.                           6,335     33,199
*   Platinum Australia, Ltd.                                 59,641      2,548
    PMP, Ltd.                                                31,929      8,070
    Premier Investments, Ltd.                                27,015    242,277
*   Prima Biomed, Ltd.                                       75,579      6,690
    Primary Health Care, Ltd.                               108,609    593,583
    Prime Media Group, Ltd.                                  14,791     16,879

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    PrimeAg Australia, Ltd.                                  22,147 $   20,548
    Programmed Maintenance Services, Ltd.                    32,452     81,099
*   Qantas Airways, Ltd.                                    241,658    476,255
    QBE Insurance Group, Ltd.                                37,908    526,123
#*  Ramelius Resources, Ltd.                                 55,377     11,536
    Ramsay Health Care, Ltd.                                  2,541     84,377
#   RCR Tomlinson, Ltd.                                      36,230     84,932
#   REA Group, Ltd.                                           2,598     83,828
#   Reckon, Ltd.                                              3,353      8,658
#*  Red Fork Energy, Ltd.                                    44,599     31,967
    Redflex Holdings, Ltd.                                   15,216     16,615
    Reece Australia, Ltd.                                       839     20,236
*   Reed Resources, Ltd.                                     19,892      1,771
#   Regional Express Holdings, Ltd.                           3,539      4,200
*   Regis Resources, Ltd.                                    13,669     53,975
#   Reject Shop, Ltd. (The)                                   1,671     30,823
    Resolute Mining, Ltd.                                   108,497    107,911
    Retail Food Group, Ltd.                                   2,033      8,397
#   Ridley Corp., Ltd.                                       80,953     71,430
    Rio Tinto, Ltd.                                           5,477    318,749
*   Roc Oil Co., Ltd.                                       223,919    105,864
    Ruralco Holdings, Ltd.                                    5,076     14,411
#   SAI Global, Ltd.                                         36,310    132,691
#   Salmat, Ltd.                                             16,043     33,768
*   Samson Oil & Gas, Ltd. Sponsored ADR                     10,577      5,501
*   Sandfire Resources NL                                     1,103      6,446
    Santos, Ltd.                                            107,485  1,380,652
*   Saracen Mineral Holdings, Ltd.                          168,889     25,539
#   Sedgman, Ltd.                                            31,588     24,255
#   Seek, Ltd.                                                9,124    105,857
    Select Harvests, Ltd.                                     2,626      9,267
*   Senex Energy, Ltd.                                      134,090     95,162
#   Servcorp, Ltd.                                            6,641     24,698
    Service Stream, Ltd.                                      6,776      1,581
    Seven Group Holdings, Ltd.                               20,051    193,353
    Seven West Media, Ltd.                                  124,136    257,612
    Sigma Pharmaceuticals, Ltd.                             382,200    289,360
*   Silex Systems, Ltd.                                      12,982     36,613
*   Silver Lake Resources, Ltd.                              31,055     34,010
#   Sims Metal Management, Ltd.                              49,270    494,256
    Sirtex Medical, Ltd.                                      2,967     29,830
    Skilled Group, Ltd.                                      44,992    133,057
    Slater & Gordon, Ltd.                                     4,246     11,818
#   SMS Management & Technology, Ltd.                        15,517     78,481
    Sonic Healthcare, Ltd.                                   11,904    163,603
#   Southern Cross Media Group, Ltd.                        177,406    286,156
    SP AusNet                                                25,213     32,811
    Spark Infrastructure Group                               64,136    119,039
    Specialty Fashion Group, Ltd.                            16,869     20,468
*   St Barbara, Ltd.                                        148,747     93,078
#*  Starpharma Holdings, Ltd.                                 7,460      7,522
*   Straits Resources, Ltd.                                  66,500      2,083

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
AUSTRALIA -- (Continued)
*   Strike Energy, Ltd.                                      47,572 $     4,886
#   STW Communications Group, Ltd.                           62,980      94,737
    Suncorp Group, Ltd.                                     139,503   1,878,867
*   Sundance Energy Australia, Ltd.                          26,934      26,010
    Sunland Group, Ltd.                                      25,242      38,226
    Super Retail Group, Ltd.                                 15,790     215,630
    Tabcorp Holdings, Ltd.                                  165,741     593,286
#*  Talon Petroleum, Ltd.                                    15,036         811
#*  Tanami Gold NL                                           39,447       3,892
*   Tap Oil, Ltd.                                            84,108      49,326
    Tassal Group, Ltd.                                       25,511      56,838
    Tatts Group, Ltd.                                       215,935     732,281
    Technology One, Ltd.                                     25,124      45,159
#*  Ten Network Holdings, Ltd.                              494,348     158,940
*   TFS Corp., Ltd.                                          42,008      23,981
    Thorn Group, Ltd.                                         3,330       6,977
*   Tiger Resources, Ltd.                                    38,107       9,501
    Toll Holdings, Ltd.                                     143,761     850,484
    Tox Free Solutions, Ltd.                                 12,454      42,348
    TPG Telecom, Ltd.                                        31,955     120,075
    Transfield Services, Ltd.                               140,341     232,622
*   Transpacific Industries Group, Ltd.                     264,913     266,099
    Treasury Wine Estates, Ltd.                             148,202     898,243
#   Troy Resources, Ltd.                                     17,626      34,250
    Trust Co., Ltd. (The)                                     5,908      34,980
#   UGL, Ltd.                                                27,044     282,267
*   Unity Mining, Ltd.                                       19,146       1,235
    UXC, Ltd.                                                63,458      77,932
    Village Roadshow, Ltd.                                   24,120     129,987
*   Virgin Australia Holdings, Ltd.                         304,067     143,460
    Virgin Australia Holdings, Ltd. (B7L5734)               272,729       1,414
    Washington H Soul Pattinson & Co., Ltd.                  12,475     187,838
*   Watpac, Ltd.                                             27,998      21,497
    WDS, Ltd.                                                 1,417         685
#   Webjet, Ltd.                                             10,348      47,032
    Wesfarmers, Ltd.                                         29,302   1,318,247
    Western Areas, Ltd.                                      26,353      75,721
    Westpac Banking Corp.                                    17,313     607,340
    Westpac Banking Corp. Sponsored ADR                       2,478     433,848
#   Whitehaven Coal, Ltd.                                    29,900      60,524
    WHK Group, Ltd.                                          29,289      26,115
    Wide Bay Australia, Ltd.                                  3,475      20,183
    Woodside Petroleum, Ltd.                                  8,190     319,522
    WorleyParsons, Ltd.                                       1,541      36,432
#   Wotif.com Holdings, Ltd.                                  7,481      39,659
                                                                    -----------
TOTAL AUSTRALIA                                                      50,388,425
                                                                    -----------
AUSTRIA -- (0.5%)
*   A-TEC Industries AG                                       1,773          --
    Agrana Beteiligungs AG                                      505      69,804
    Andritz AG                                                2,863     186,448
    Atrium European Real Estate, Ltd.                         5,591      33,436

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
AUSTRIA -- (Continued)
    Austria Technologie & Systemtechnik AG                    1,264 $   10,687
    CA Immobilien Anlagen AG                                    920     12,952
*   Erste Group Bank AG                                      21,858    685,110
    EVN AG                                                    3,508     47,361
    Flughafen Wien AG                                         2,930    181,515
    IMMOFINANZ AG                                            30,382    124,229
#*  Intercell AG                                              1,270      2,678
    Kapsch TrafficCom AG                                        698     34,264
#   Lenzing AG                                                  716     59,271
#   Mayr Melnhof Karton AG                                      954    102,674
    Oberbank AG                                                 693     44,081
#   Oesterreichische Post AG                                  2,523    111,880
    OMV AG                                                   13,223    621,145
    Palfinger AG                                              1,372     40,627
    Raiffeisen Bank International AG                          9,377    331,008
#   RHI AG                                                    2,184     72,152
    Rosenbauer International AG                                 230     16,858
    S IMMO AG                                                 6,478     40,485
    Schoeller-Bleckmann Oilfield Equipment AG                 1,125    110,043
    Semperit AG Holding                                       1,115     43,582
    Strabag SE                                                5,030    115,911
    Telekom Austria AG                                        4,589     31,479
*   Uniqa Versicherungen AG                                   1,558     20,720
    Verbund AG                                                1,350     29,555
    Vienna Insurance Group AG Wiener Versicherung Gruppe      2,136    113,111
    Voestalpine AG                                            8,182    256,555
#   Wienerberger AG                                          31,457    387,748
#   Wolford AG                                                  299      8,130
    Zumtobel AG                                               6,907     77,345
                                                                    ----------
TOTAL AUSTRIA                                                        4,022,844
                                                                    ----------
BELGIUM -- (1.1%)
*   Ablynx NV                                                 1,092      9,212
    Ackermans & van Haaren NV                                 8,005    681,078
#   Ageas                                                    45,850  1,679,168
*   AGFA-Gevaert NV                                          47,725     85,966
    Anheuser-Busch InBev NV Sponsored ADR                     3,863    369,380
    Arseus NV                                                 6,479    170,071
    Atenor Group                                                160      6,700
    Banque Nationale de Belgique                                 53    192,252
    Barco NV                                                  3,763    335,077
    Belgacom SA                                               2,777     63,935
    Cie d'Entreprises CFE                                     2,345    142,750
    Cie Immobiliere de Belgique SA                              301     12,465
    Cie Maritime Belge SA                                     3,643     71,756
    Colruyt SA                                                  600     30,304
    D'ieteren SA                                              3,786    174,417
#*  Deceuninck NV                                            21,543     38,308
    Delhaize Group SA                                        16,577  1,037,279
    Delhaize Group SA Sponsored ADR                           7,423    464,012
    Econocom Group                                            3,212     24,192
    Elia System Operator SA                                   2,013     88,739

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
BELGIUM -- (Continued)
#*  Euronav NV                                                 3,522 $   14,118
    EVS Broadcast Equipment SA                                 1,361     92,211
    Exmar NV                                                   5,370     51,250
*   Galapagos NV                                               3,780     98,801
*   Ion Beam Applications                                      5,092     40,580
    KBC Groep NV                                              22,285    872,256
    Kinepolis Group NV                                         1,125    146,671
    Lotus Bakeries                                                28     23,947
    Melexis NV                                                 2,604     52,926
    Mobistar SA                                                  919     21,911
#   NV Bekaert SA                                              6,561    211,398
#   Nyrstar                                                   42,821    209,028
    Recticel SA                                                3,670     28,948
    Resilux                                                      516     43,621
*   RHJ International                                            936      4,536
    Roularta Media Group NV                                      199      3,594
    Sioen Industries NV                                        3,689     33,256
    Sipef SA                                                   1,293    101,521
    Solvay SA                                                  3,292    482,318
    Tessenderlo Chemie NV                                      7,222    204,185
#*  ThromboGenics NV                                           3,604    176,502
#   UCB SA                                                     3,556    209,869
#   Umicore SA                                                 6,281    291,100
#   Van de Velde NV                                              840     37,956
                                                                     ----------
TOTAL BELGIUM                                                         9,129,564
                                                                     ----------
CANADA -- (7.8%)
#*  5N Plus, Inc.                                              8,878     16,479
    Aastra Technologies, Ltd.                                  2,300     43,149
    Absolute Software Corp.                                    4,480     29,083
    Acadian Timber Corp.                                         800     11,316
*   Advantage Oil & Gas, Ltd.                                 58,447    231,479
    Aecon Group, Inc.                                         17,773    218,755
#   AG Growth International, Inc.                              1,960     62,353
    AGF Management, Ltd. Class B                              22,923    261,665
    Agnico Eagle Mines, Ltd.                                   5,612    181,153
    Agrium, Inc.                                               5,000    458,335
#   Aimia, Inc.                                               36,290    572,744
*   Ainsworth Lumber Co., Ltd.                                 7,849     30,385
    Akita Drilling, Ltd. Class A                                 900      9,961
#   Alacer Gold Corp.                                         25,958     77,813
#   Alamos Gold, Inc.                                          3,200     44,691
#   Alaris Royalty Corp.                                       1,860     49,756
#*  Alexco Resource Corp.                                     12,984     26,420
    Algoma Central Corp.                                       1,740     24,353
    Algonquin Power & Utilities Corp.                         28,974    228,928
    Alimentation Couche Tard, Inc. Class B                     3,500    212,651
    Alliance Grain Traders, Inc.                               4,312     51,276
    AltaGas, Ltd.                                              8,600    320,457
*   Alterra Power Corp.                                       14,500      4,822
    Altus Group, Ltd.                                          6,100     50,982
    Amerigo Resources, Ltd.                                   23,684     14,105

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
CANADA -- (Continued)
    Amica Mature Lifestyles, Inc.                               1,700 $ 15,524
*   Anderson Energy, Ltd.                                      22,450    3,677
*   Angle Energy, Inc.                                         17,354   53,055
#*  Antrim Energy, Inc.                                        19,200    3,240
#   ARC Resources, Ltd.                                         6,517  182,162
*   Argonaut Gold, Inc.                                         9,691   61,371
*   Arsenal Energy, Inc.                                       19,500    8,129
    Astral Media, Inc. Class A                                 12,153  591,093
#*  Atna Resources, Ltd.                                       21,888   13,470
*   Atrium Innovations, Inc.                                    5,537   68,096
*   ATS Automation Tooling Systems, Inc.                       23,924  241,508
*   Aura Minerals, Inc.                                        19,400    5,392
#   AuRico Gold, Inc.                                          67,474  346,931
*   Aurizon Mines, Ltd.                                        14,700   63,034
    AutoCanada, Inc.                                            1,200   26,919
*   Axia NetMedia Corp.                                         6,400    8,830
*   B2Gold Corp.                                               45,600  114,515
#*  Ballard Power Systems, Inc.                                16,800   15,675
#   Bank of Montreal                                           15,794  990,643
    Bank of Nova Scotia (064149107)                             2,495  143,812
    Bank of Nova Scotia (2076281)                               6,849  394,916
*   Bankers Petroleum, Ltd.                                    61,580  154,034
    Barrick Gold Corp. (067901108)                             13,606  268,174
    Barrick Gold Corp. (2024644)                                9,774  192,676
#   Baytex Energy Corp.                                           900   35,564
#   Bell Aliant, Inc.                                           3,427   91,641
*   Bellatrix Exploration, Ltd.                                29,662  185,783
#*  Birchcliff Energy, Ltd.                                    28,747  225,422
#   Bird Construction, Inc.                                     2,259   29,307
#   Black Diamond Group, Ltd.                                   4,900  102,966
#*  BlackPearl Resources, Inc.                                 48,259  105,385
*   BNK Petroleum, Inc.                                         9,254    6,889
    Bombardier, Inc. Class B                                   13,560   53,839
    Bonavista Energy Corp.                                     36,172  572,677
#   Bonterra Energy Corp.                                         397   19,483
*   Boralex, Inc. Class A                                       6,100   61,094
#*  Brigus Gold Corp.                                          47,233   32,819
*   Brookfield Residential Properties, Inc.                     4,535  108,341
*   Burcon NutraScience Corp.                                     300      759
    CAE, Inc.                                                  16,827  181,891
#   Calfrac Well Services, Ltd.                                 8,468  215,094
    Calian Technologies, Ltd.                                   1,000   20,726
*   Calmena Energy Services, Inc.                              19,240    2,578
*   Calvalley Petroleums, Inc. Class A                          9,805   18,686
    Cameco Corp.                                               30,249  589,697
    Canaccord Financial, Inc.                                  29,073  165,931
*   Canacol Energy, Ltd.                                        3,112    7,691
    Canada Bread Co., Ltd.                                      1,900  102,350
#*  Canada Lithium Corp.                                      119,352   69,897
#   Canadian Energy Services & Technology Corp.                 2,100   25,785
#   Canadian Imperial Bank of Commerce                          4,351  347,968
    Canadian Natural Resources, Ltd. (136385101)               17,776  521,548

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                               SHARES VALUE++
                                                               ------ --------
CANADA -- (Continued)
    Canadian Natural Resources, Ltd. (2171573)                 11,700 $343,178
    Canadian Oil Sands, Ltd.                                    4,460   87,611
    Canadian Pacific Railway, Ltd.                              4,500  560,842
#   Canadian Tire Corp., Ltd. Class A                           7,716  568,293
    Canadian Western Bank                                      11,700  330,520
*   Canam Group, Inc. Class A                                   7,700   73,373
    CanElson Drilling, Inc.                                     9,600   43,452
#*  Canfor Corp.                                               24,916  520,356
    Canfor Pulp Products, Inc.                                  9,022   84,807
    CanWel Building Materials Group, Ltd.                      11,100   26,884
#   Canyon Services Group, Inc.                                 9,638  100,355
    Capital Power Corp.                                         5,326  116,358
    Capstone Infrastructure Corp.                              18,795   76,676
#*  Capstone Mining Corp.                                      87,895  177,980
*   Cardero Resource Corp.                                     16,600    3,295
    Cascades, Inc.                                             22,424  109,510
#   Cash Store Financial Services, Inc. (The)                     400    1,195
*   Catamaran Corp.                                             4,000  230,959
    Cathedral Energy Services, Ltd.                             4,976   20,448
    CCL Industries, Inc. Class B                                7,234  452,085
*   Celestica, Inc.                                            48,412  418,070
    Cenovus Energy, Inc.                                        6,900  206,497
    Centerra Gold, Inc.                                         4,200   17,551
*   Cequence Energy, Ltd.                                      29,553   51,335
*   CGI Group, Inc. Class A                                     7,471  236,562
*   China Gold International Resources Corp., Ltd.             47,311  134,309
*   Chinook Energy, Inc.                                       10,022   11,937
    Churchill Corp. Class A                                     4,450   32,510
#   CI Financial Corp.                                          2,000   56,003
#   Cineplex, Inc.                                              5,357  182,067
    Clairvest Group, Inc.                                         100    2,141
#*  Claude Resources, Inc.                                     31,500    9,067
#   CML HealthCare, Inc.                                        4,582   35,157
*   Coastal Contacts, Inc.                                      7,850   45,817
    Cogeco Cable, Inc.                                          1,895   84,343
    Colabor Group, Inc.                                         7,067   47,349
*   COM DEV International, Ltd.                                16,025   58,377
    Computer Modelling Group, Ltd.                              2,632   52,669
*   Connacher Oil and Gas, Ltd.                                99,121   12,003
    Constellation Software, Inc.                                  300   40,945
#   Contrans Group, Inc. Class A                                2,000   21,361
#*  Copper Mountain Mining Corp.                               27,218   54,574
    Corby Distilleries, Ltd. Class A                            2,450   49,464
#*  Corridor Resources, Inc.                                   12,900    7,811
#   Corus Entertainment, Inc. Class B                          15,300  375,723
    Cott Corp. (22163N106)                                      4,928   53,962
    Cott Corp. (2228952)                                       24,578  270,066
#   Crescent Point Energy Corp.                                 3,850  147,052
*   Crew Energy, Inc.                                          33,412  231,823
*   Crocotta Energy, Inc.                                      25,080   81,405
#   Davis + Henderson Corp.                                    16,978  396,707
*   DeeThree Exploration, Ltd.                                 14,816  115,298

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
CANADA -- (Continued)
*   Delphi Energy Corp.                                         30,555 $ 40,338
#*  Denison Mines Corp.                                         82,347  102,173
*   Descartes Systems Group, Inc. (The)                          9,080   90,129
#   Dollarama, Inc.                                              1,233   90,322
*   Dominion Diamond Corp.                                      18,256  289,392
    Dorel Industries, Inc. Class B                               7,500  323,837
#*  DragonWave, Inc.                                             6,969   13,697
*   Duluth Metals, Ltd.                                         14,300   22,853
#*  Dundee Precious Metals, Inc.                                29,945  192,014
*   Dynasty Metals & Mining, Inc.                                1,882    1,961
    E-L Financial Corp., Ltd.                                       80   42,709
*   Eastern Platinum, Ltd.                                     193,797   17,313
    Eldorado Gold Corp.                                         26,454  209,279
#   Emera, Inc.                                                    700   25,639
    Empire Co., Ltd.                                             6,100  414,760
#   Enbridge Income Fund Holdings, Inc.                          2,524   62,132
#   Encana Corp.                                                13,705  252,620
    Enerflex, Ltd.                                               2,500   34,493
*   Energy Fuels, Inc.                                          70,273    9,068
    Enerplus Corp. (292766102)                                  16,900  238,290
#   Enerplus Corp. (B584T89)                                    20,070  283,285
    Enghouse Systems, Ltd.                                       1,800   40,987
    Ensign Energy Services, Inc.                                25,447  428,390
#*  Epsilon Energy, Ltd.                                        10,950   45,867
    Equal Energy, Ltd.                                           9,801   36,482
    Equitable Group, Inc.                                        2,250   86,208
*   Essential Energy Services Trust                             33,106   68,023
    Evertz Technologies, Ltd.                                    2,800   43,496
*   Excellon Resources, Inc.                                    26,500    8,943
#   Exchange Income Corp.                                        1,600   43,484
    Exco Technologies, Ltd.                                      3,600   20,011
#*  EXFO, Inc.                                                   7,513   34,379
#   Extendicare Inc/US                                           3,352   18,732
    Fairfax Financial Holdings, Ltd.                             1,937  777,050
    Finning International, Inc.                                  7,200  155,370
    First Capital Realty, Inc.                                   3,035   58,624
#*  First Majestic Silver Corp.                                 12,400  152,869
    First National Financial Corp.                                 600   11,072
    First Quantum Minerals, Ltd.                                23,866  416,699
#*  FirstService Corp.                                           3,300  109,176
#*  Fortress Paper, Ltd. Class A                                 2,299   18,119
*   Fortuna Silver Mines, Inc.                                  18,705   58,299
*   Fortune Minerals, Ltd.                                         800      294
    Franco-Nevada Corp.                                          4,300  187,203
    Gamehost, Inc.                                                 100    1,290
*   Genesis Land Development Corp.                               8,400   27,932
    Genivar, Inc.                                               10,733  266,341
    Genworth MI Canada, Inc.                                    11,107  276,173
    George Weston, Ltd.                                          3,972  305,987
#   Gildan Activewear, Inc.                                      6,523  262,293
    Glacier Media, Inc.                                          3,000    4,913
    Glentel, Inc.                                                  400    6,766

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
CANADA -- (Continued)
    Gluskin Sheff + Associates, Inc.                             2,000 $ 35,337
*   GLV, Inc. Class A                                            8,028   23,428
    GMP Capital, Inc.                                           13,800   73,421
    Goldcorp, Inc. (380956409)                                   2,296   67,916
    Goldcorp, Inc. (2676302)                                    14,911  441,358
#*  Golden Star Resources, Ltd.                                 73,980   80,042
*   Gran Tierra Energy, Inc. (38500T101)                         1,100    6,083
*   Gran Tierra Energy, Inc. (B2PPCS5)                          71,719  398,656
*   Great Canadian Gaming Corp.                                 14,900  138,876
    Great-West Lifeco, Inc.                                      6,100  165,662
    Guardian Capital Group, Ltd. Class A                         1,244   16,423
#*  Guyana Goldfields, Inc.                                     19,372   34,612
    Heroux-Devtek, Inc.                                          4,097   32,168
    High Liner Foods, Inc.                                         800   26,324
#   HNZ Group, Inc.                                              1,600   34,940
    Home Capital Group, Inc.                                     2,500  143,431
    Horizon North Logistics, Inc.                               13,660   80,676
    HudBay Minerals, Inc. (B05BDX1)                             41,779  331,760
    HudBay Minerals, Inc. (443628102)                            3,790   30,168
#   Husky Energy, Inc.                                           8,905  257,396
    IAMGOLD Corp. (450913108)                                   23,010  123,564
    IAMGOLD Corp. (2446646)                                     26,300  141,231
    IBI Group, Inc.                                              1,759    8,032
    IGM Financial, Inc.                                          1,400   62,381
#*  Imax Corp.                                                   5,400  138,022
*   Imperial Metals Corp.                                        4,400   54,462
    Imperial Oil, Ltd.                                             776   30,872
*   Imris, Inc.                                                  4,300   13,573
    Indigo Books & Music, Inc.                                   1,600   18,248
    Industrial Alliance Insurance & Financial Services, Inc.    20,098  742,516
    Innergex Renewable Energy, Inc.                              8,402   84,900
    Intact Financial Corp.                                       5,604  341,541
*   International Forest Products, Ltd. Class A                 16,285  168,112
#   International Minerals Corp.                                 4,255   12,459
    Intertape Polymer Group, Inc.                               14,069  156,408
#*  Ithaca Energy, Inc.                                         33,318   54,568
*   Ivanhoe Energy, Inc.                                        19,211   24,980
#*  Jaguar Mining, Inc.                                         16,500    7,534
    Jean Coutu Group PJC, Inc. (The) Class A                     4,300   71,492
#   Just Energy Group, Inc. (B63MCN1)                            6,008   40,314
    Just Energy Group, Inc. (48213W101)                          2,300   15,456
    K-Bro Linen, Inc.                                              900   29,034
*   Katanga Mining, Ltd.                                        83,398   56,705
*   Kelt Exploration, Ltd.                                       3,000   21,887
#   Keyera Corp.                                                 1,600   99,943
#   Killam Properties, Inc.                                      6,800   85,519
    Kinross Gold Corp. (496902404)                               4,318   23,490
#   Kinross Gold Corp. (B03Z841)                               102,404  558,041
#*  Kirkland Lake Gold, Inc.                                     4,200   14,091
#*  Lake Shore Gold Corp.                                       44,198   17,987
    Laurentian Bank of Canada                                    9,555  419,303
*   Le Chateau, Inc. Class A                                       500    1,241

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
*   Legacy Oil + Gas, Inc.                                    37,929 $  200,290
#   Leisureworld Senior Care Corp.                             7,845    100,374
    Leon's Furniture, Ltd.                                     5,538     73,441
    Linamar Corp.                                             15,031    355,838
#   Liquor Stores N.A., Ltd.                                   5,566     98,508
#   Loblaw Cos., Ltd.                                          9,861    418,440
#*  Long Run Exploration, Ltd.                                28,939    124,665
*   Lundin Mining Corp.                                      105,973    416,550
    MacDonald Dettwiler & Associates, Ltd.                     2,340    169,023
    Magna International, Inc.                                 20,960  1,260,783
    Major Drilling Group International                        22,244    166,259
    Manitoba Telecom Services, Inc.                            1,700     55,111
#   Manulife Financial Corp.                                  40,805    603,093
    Maple Leaf Foods, Inc.                                    13,297    175,806
*   Martinrea International, Inc.                             22,401    189,668
*   Maxim Power Corp.                                          2,200      5,896
#*  MBAC Fertilizer Corp.                                      4,200      9,338
*   MEG Energy Corp.                                           7,324    209,517
#*  MEGA Brands, Inc.                                          2,200     32,046
*   Mega Uranium, Ltd.                                        22,900      2,614
    Melcor Developments, Ltd.                                  2,078     36,921
*   Mercator Minerals, Ltd.                                   30,547      8,490
#   Methanex Corp.                                            11,900    504,372
#   Metro, Inc.                                                3,200    217,007
#   Migao Corp.                                                6,589      8,633
#*  Mood Media Corp.                                           8,333      7,692
#   Morneau Shepell, Inc.                                     12,796    169,055
#   Mullen Group, Ltd.                                        10,880    236,078
    National Bank of Canada                                    5,100    385,493
    Nevsun Resources, Ltd.                                    51,511    192,760
#   New Flyer Industries, Inc.                                 4,822     46,188
*   New Gold, Inc.                                            21,054    168,858
    Newalta Corp.                                             13,201    181,744
    Niko Resources, Ltd.                                       8,792     58,122
*   Norbord, Inc.                                              4,350    145,079
#   Nordion, Inc.                                             12,800     89,446
*   North American Energy Partners, Inc.                       5,546     22,350
#*  North American Palladium, Ltd.                            37,050     50,383
    North West Co., Inc. (The)                                 1,732     43,702
#   Northland Power, Inc.                                      9,434    183,071
#*  Novagold Resources, Inc.                                   4,700     11,570
*   NuVista Energy, Ltd.                                      26,745    194,326
#*  OceanaGold Corp.                                          71,900    155,583
    Onex Corp.                                                 6,200    309,246
*   Open Text Corp.                                            3,100    202,564
*   Orvana Minerals Corp.                                     13,000      9,807
*   Osisko Mining Corp.                                       10,600     44,717
    Pacific Rubiales Energy Corp.                              6,257    132,289
*   Paladin Labs, Inc.                                         1,963     97,814
    Pan American Silver Corp. (697900108)                     10,234    135,089
    Pan American Silver Corp. (2669272)                       20,737    272,731
#*  Paramount Resources, Ltd. Class A                          3,054    109,283

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
CANADA -- (Continued)
*   Parex Resources, Inc.                                     19,345 $   86,409
#   Parkland Fuel Corp.                                        3,000     49,581
#   Pason Systems, Inc.                                        4,680     80,133
*   Patheon, Inc.                                              1,395      6,120
*   Pembina Pipeline Corp. (706327103)                         2,099     68,847
#   Pembina Pipeline Corp. (B4PT2P8)                           5,993    196,707
#   Pengrowth Energy Corp.                                    99,206    506,148
#   Penn West Petroleum, Ltd.                                 51,031    471,079
#*  Perpetual Energy, Inc.                                    17,275     20,577
#   PetroBakken Energy, Ltd.                                  47,495    405,434
*   Petrobank Energy & Resources, Ltd.                        26,705     18,025
#   Petrominerales, Ltd.                                      21,464    118,457
#   Peyto Exploration & Development Corp.                      3,335     96,000
*   Phoscan Chemical Corp.                                    21,000      5,315
#   PHX Energy Services Corp.                                  3,272     30,724
*   Pine Cliff Energy, Ltd.                                   14,550     11,554
#   Poseidon Concepts Corp.                                    6,541      1,753
    Precision Drilling Corp.                                  50,218    407,247
#   Premium Brands Holdings Corp.                              4,249     79,080
#*  Primero Mining Corp. (B4Z8FV2)                            15,420     91,071
*   Primero Mining Corp. (74164W106)                           6,304     37,320
#   Progressive Waste Solutions, Ltd.                         16,623    370,427
    Pulse Seismic, Inc.                                       14,104     43,819
*   Pure Technologies, Ltd.                                    2,900     15,112
*   QLT, Inc.                                                  3,731     29,775
    Quebecor, Inc. Class B                                     8,000    372,425
*   Questerre Energy Corp. Class A                            16,560     13,479
*   Ram Power Corp.                                           21,879      4,343
    Reitmans Canada, Ltd.                                        700      5,906
    Reitmans Canada, Ltd. Class A                             10,754     94,469
#*  Research In Motion, Ltd.                                  73,349  1,201,309
    Richelieu Hardware, Ltd.                                   2,000     78,714
*   Richmont Mines, Inc.                                      10,500     21,887
#   Ritchie Bros Auctioneers, Inc.                             3,200     64,797
*   RMP Energy, Inc.                                          33,092    126,462
*   Rock Energy, Inc.                                          5,688      6,493
    Rocky Mountain Dealerships, Inc.                           3,600     45,561
    Rogers Sugar, Inc.                                        22,850    142,210
    RONA, Inc.                                                33,743    351,681
#   Royal Bank of Canada                                      13,100    790,330
#   Russel Metals, Inc.                                        9,962    269,457
#*  San Gold Corp.                                             1,146        222
*   Sandvine Corp.                                            18,900     38,458
#*  Santonia Energy, Inc.                                     33,500     48,548
    Saputo, Inc.                                               2,700    139,013
#   Savanna Energy Services Corp.                             21,309    149,118
*   Scorpio Mining Corp.                                      31,700     14,474
#   Sears Canada, Inc.                                         1,484     13,773
    Secure Energy Services, Inc.                              10,900    140,544
#   SEMAFO, Inc.                                              49,600     94,035
#   Shaw Communications, Inc. Class B                          4,800    109,298
    ShawCor, Ltd.                                              4,853    194,949

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
CANADA -- (Continued)
    Sherritt International Corp.                              85,146 $  398,072
    Shoppers Drug Mart Corp.                                   4,243    190,028
*   Shore Gold, Inc.                                          15,000      2,680
*   Sierra Wireless, Inc.                                     10,200    112,788
*   Silver Standard Resources, Inc. (82823L106)                2,799     19,985
*   Silver Standard Resources, Inc. (2218458)                 19,168    137,560
    Silver Wheaton Corp.                                       9,100    222,476
    SNC-Lavalin Group, Inc.                                      900     38,843
    Softchoice Corp.                                           4,400     87,393
*   Sonde Resources Corp.                                     10,900     11,685
#*  Southern Pacific Resource Corp.                           90,301     59,158
#*  SouthGobi Resources, Ltd.                                 14,057     25,534
#   Sprott Resource Corp.                                     29,587    126,577
#   Sprott Resource Lending Corp.                             19,291     26,616
#   Sprott, Inc.                                               4,000     12,745
#   Spyglass Resources Corp.                                  28,250     52,436
*   St Andrew Goldfields, Ltd.                                16,500      6,060
    Stantec, Inc.                                              7,412    316,948
    Stella-Jones, Inc.                                         1,400    113,187
*   Stornoway Diamond Corp.                                    3,000      1,757
    Strad Energy Services, Ltd.                                4,059     12,893
#   Student Transportation, Inc.                               7,964     51,541
    Sun Life Financial, Inc.                                  24,578    693,341
    Suncor Energy, Inc. (867224107)                            5,293    164,877
    Suncor Energy, Inc. (B3NB1P2)                             36,072  1,124,643
*   SunOpta, Inc.                                             14,332    103,850
#   Superior Plus Corp.                                       16,821    217,056
#*  Surge Energy, Inc.                                        12,540     37,964
*   TAG Oil, Ltd.                                              2,262     12,349
    Talisman Energy, Inc. (87425E103)                          9,212    109,531
    Talisman Energy, Inc. (2068299)                           31,348    375,883
*   Taseko Mines, Ltd.                                        65,075    153,087
#   Teck Resources, Ltd. Class B                              17,000    452,231
#   TELUS Corp.                                               10,600    381,408
#*  Tembec, Inc.                                              16,400     55,022
*   Teranga Gold Corp. (B4L8QT1)                              11,133      9,453
*   Teranga Gold Corp. (B5TDK82)                               1,800      1,572
*   Theratechnologies, Inc.                                    2,900        820
#*  Thompson Creek Metals Co., Inc. (884768102)                9,468     28,309
#*  Thompson Creek Metals Co., Inc. (2439806)                 41,800    124,888
    Thomson Reuters Corp.                                     10,416    348,940
    Tim Hortons, Inc.                                          3,300    178,782
#*  TORC Oil & Gas, Ltd.                                       6,579     11,102
    Toromont Industries, Ltd.                                  6,400    141,029
    Toronto-Dominion Bank (The)                               21,129  1,732,140
    Torstar Corp. Class B                                     14,674     98,754
    Total Energy Services, Inc.                                5,772     80,096
*   Tourmaline Oil Corp.                                       3,896    154,572
#   TransAlta Corp.                                           20,057    294,848
#   TransCanada Corp.                                         12,267    608,084
    Transcontinental, Inc. Class A                            18,900    243,320
    TransForce, Inc.                                          10,391    205,045

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
*   TransGlobe Energy Corp.                                  14,870 $   117,785
#   Trican Well Service, Ltd.                                42,945     560,977
#   Trilogy Energy Corp.                                      2,200      64,311
    Trinidad Drilling, Ltd.                                  34,169     233,344
*   Turquoise Hill Resources, Ltd. (900435108)                8,952      62,933
#*  Turquoise Hill Resources, Ltd. (B7WJ1F5)                 28,000     197,330
*   TVA Group, Inc. Class B                                     653       6,158
#   Twin Butte Energy, Ltd.                                  45,500     100,715
    Uni-Select, Inc.                                          2,800      57,531
#*  Uranium One, Inc.                                        79,375     220,606
*   US Silver & Gold, Inc.                                    8,800       7,949
    Valener, Inc.                                             1,989      31,885
#   Veresen, Inc.                                            12,200     163,240
*   Veris Gold Corp.                                          8,295      11,445
#   Vermilion Energy, Inc.                                      900      46,186
#   Wajax Corp.                                                 861      29,468
    WaterFurnace Renewable Energy, Inc.                         913      14,536
*   Wesdome Gold Mines, Ltd.                                 14,500       7,772
    West Fraser Timber Co., Ltd.                              6,281     548,391
    Western Energy Services Corp.                             1,767      12,330
*   Western Forest Products, Inc.                            13,900      17,798
    Westjet Airlines, Ltd.                                      700      17,190
    Whistler Blackcomb Holdings, Inc.                         1,800      24,031
#   Whitecap Resources, Inc.                                 37,047     380,233
    Wi-Lan, Inc.                                             31,937     126,169
    Winpak, Ltd.                                              3,194      59,413
*   Xtreme Drilling and Coil Services Corp.                   6,626      16,771
    Yamana Gold, Inc. (98462Y100)                             1,756      21,599
    Yamana Gold, Inc. (2219279)                              58,105     719,211
#   Zargon Oil & Gas, Ltd.                                    7,857      51,005
                                                                    -----------
TOTAL CANADA                                                         62,328,951
                                                                    -----------
CHINA -- (0.0%)
*   China Public Procurement, Ltd.                          148,000       8,106
    EVA Precision Industrial Holdings, Ltd.                 238,000      41,208
*   Hanfeng Evergreen, Inc.                                   5,700       8,034
                                                                    -----------
TOTAL CHINA                                                              57,348
                                                                    -----------
COLOMBIA -- (0.0%)
*   Platino Energy Corp.                                      3,845       5,419
                                                                    -----------
DENMARK -- (1.0%)
    ALK-Abello A.S.                                           2,003     147,739
*   Alm Brand A.S.                                           29,411     106,030
    Amagerbanken A.S.                                        38,975          --
    Ambu A.S. Class B                                            63       2,229
    AP Moeller - Maersk A.S. Class A                             15     102,669
    AP Moeller - Maersk A.S. Class B                             41     291,961
*   Auriga Industries Class B                                 4,100     106,785
#*  Bang & Olufsen A.S.                                       9,427      78,705
#*  Bavarian Nordic A.S.                                      8,066      97,733
    Carlsberg A.S. Class B                                    3,767     350,212

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
DENMARK -- (Continued)
    Chr Hansen Holding A.S.                                    1,269 $   45,794
    Coloplast A.S. Class B                                     2,975    161,893
#   D/S Norden A.S.                                            7,113    220,176
*   Danske Bank A.S.                                          12,773    241,880
    Dfds A.S.                                                  1,260     77,756
    DSV A.S.                                                  11,426    287,805
#*  East Asiatic Co., Ltd. A.S.                                3,691     64,598
    FLSmidth & Co. A.S.                                        3,859    224,915
*   Genmab A.S.                                                4,878    127,468
    GN Store Nord A.S.                                        41,720    763,029
    H Lundbeck A.S.                                            9,527    190,765
*   H+H International A.S. Class B                             1,940      9,586
    Harboes Bryggeri A.S. Class B                                511      6,949
    IC Companys A.S.                                           1,797     36,061
    Jeudan A.S.                                                  667     64,520
*   Jyske Bank A.S.                                           19,941    776,889
    NKT Holding A.S.                                           7,857    290,329
    Nordjyske Bank A.S.                                          140      2,289
    Norresundby Bank A.S.                                        195      6,420
    Novozymes A.S. Class B                                     2,558     88,535
#   Pandora A.S.                                              12,272    375,491
*   Parken Sport & Entertainment A.S.                            848     12,787
    PER Aarsleff A.S. Class B                                    442     42,777
    Ringkjoebing Landbobank A.S.                               1,071    176,147
    Rockwool International A.S. Class B                        1,995    264,014
#   Royal UNIBREW A.S.                                         1,489    134,866
    Schouw & Co.                                               5,240    173,530
    SimCorp A.S.                                                 445    130,080
    Solar A.S. Class B                                         1,286     64,583
*   Spar Nord Bank A.S.                                       12,806     82,445
*   Sydbank A.S.                                              23,245    530,335
    TDC A.S.                                                  48,913    396,930
    Tivoli A.S.                                                    1        532
*   TK Development A.S.                                        4,894      8,132
*   Topdanmark A.S.                                           12,670    325,247
#*  TopoTarget A.S.                                           61,560     31,327
    Tryg A.S.                                                  2,508    217,377
    United International Enterprises                             456     79,360
#*  Vestas Wind Systems A.S.                                  36,299    315,802
*   Vestjysk Bank A.S.                                         1,419      2,070
*   Zealand Pharma A.S.                                          157      2,158
                                                                     ----------
TOTAL DENMARK                                                         8,337,710
                                                                     ----------
FINLAND -- (1.5%)
    Ahlstrom Oyj                                               6,489     98,391
    Aktia Oyj Class A                                          2,082     17,832
    Alma Media Oyj                                             6,053     27,420
    Amer Sports Oyj                                           20,376    347,169
    Aspo Oyj                                                   1,177      8,679
#   Atria P.L.C.                                               2,419     20,719
    Bank of Aland P.L.C. Class B                                   5         51
    BasWare Oyj                                                   30        771

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
FINLAND -- (Continued)
#   Cargotec Oyj                                              11,121 $  332,025
    Citycon Oyj                                               22,363     72,572
    Cramo Oyj                                                  5,196     68,593
    Elektrobit Corp.                                          47,687     52,683
#   Elisa Oyj                                                  5,993    113,675
    F-Secure Oyj                                              14,826     31,303
    Finnair Oyj                                               26,833     88,355
*   Finnlines Oyj                                                894      8,180
    Fiskars Oyj Abp                                            3,796     84,530
    Fortum Oyj                                                24,176    449,371
#   HKScan Oyj Class A                                         5,330     25,790
#   Huhtamaki Oyj                                             20,427    382,914
    Ilkka-Yhtyma Oyj                                           3,592     14,698
    Kemira Oyj                                                25,543    386,745
    Kesko Oyj Class A                                            817     25,982
    Kesko Oyj Class B                                         18,696    561,336
    Kone Oyj Class B                                           2,842    251,200
    Konecranes Oyj                                             4,682    170,272
    Lannen Tehtaat Oyj                                           276      5,911
    Lassila & Tikanoja Oyj                                     4,999     88,529
    Lemminkainen Oyj                                           2,049     40,781
#   Metsa Board Oyj                                           55,249    172,017
    Metso Oyj                                                  5,589    230,280
    Neste Oil Oyj                                             37,581    586,858
#   Nokia Oyj                                                415,522  1,396,023
    Nokian Renkaat Oyj                                         3,595    156,167
    Okmetic Oyj                                                2,360     13,772
    Olvi Oyj Class A                                           1,764     51,964
    Oriola-KD Oyj Class B                                     35,693    110,004
    Orion Oyj Class A                                          2,849     81,460
#   Orion Oyj Class B                                          5,412    155,529
#*  Outokumpu Oyj                                            300,381    209,790
#   Outotec Oyj                                               14,604    213,655
    PKC Group Oyj                                              3,333     82,056
    Pohjola Bank P.L.C. Class A                               25,713    437,719
    Ponsse Oy                                                    608      4,761
*   Poyry Oyj                                                  4,941     28,967
    Raisio P.L.C. Class V                                     34,264    146,653
    Ramirent Oyj                                               8,349     82,823
    Rautaruukki Oyj                                           27,559    178,284
*   Ruukki Group Oyj                                          27,643     14,862
    Saga Furs Oyj                                                284      8,966
    Sampo Class A                                             15,199    608,186
#   Sanoma Oyj                                                19,984    164,031
    Scanfil P.L.C.                                             9,299     10,674
    Sievi Capital P.L.C.                                       9,299     12,499
    Stockmann Oyj Abp (5462371)                                2,666     41,011
#   Stockmann Oyj Abp (5462393)                                5,450     79,022
    Stora Enso Oyj Class R                                   121,431    846,861
    Talvivaara Mining Co. P.L.C                              163,080     35,465
    Technopolis Oyj                                            6,838     36,748
    Tieto Oyj                                                 12,024    257,885

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FINLAND -- (Continued)
#   Tikkurila Oyj                                             3,682 $    79,091
    UPM-Kymmene Oyj                                         100,550   1,058,559
#   Uponor Oyj                                                6,171      91,419
    Vacon P.L.C.                                              1,144      78,625
    Vaisala Oyj Class A                                       1,578      42,959
#   Wartsila Oyj Abp                                          4,750     233,575
    YIT Oyj                                                  15,587     295,082
                                                                    -----------
TOTAL FINLAND                                                        12,110,779
                                                                    -----------
FRANCE -- (5.6%)
#   Accor SA                                                  5,760     190,722
    Aeroports de Paris                                          813      73,585
*   Air France-KLM                                           41,914     424,558
    Akka Technologies SA                                      1,584      51,795
#*  Alcatel-Lucent                                          446,032     614,300
*   Alcatel-Lucent Sponsored ADR                             32,900      45,073
    Alstom SA                                                 3,558     146,120
    Altamir Amboise                                           4,940      58,123
    Alten SA                                                  4,315     155,703
#*  Altran Technologies SA                                   27,098     213,329
#   April                                                     4,564      73,616
#*  Archos                                                    3,060      10,337
    Arkema SA                                                 6,195     580,768
    Assystem                                                  1,977      42,038
    AtoS                                                      4,104     285,900
#   Audika Groupe                                             1,518      15,389
#   AXA SA                                                   35,933     672,904
    AXA SA Sponsored ADR                                     14,588     272,066
    Axway Software SA                                           565      11,821
#*  Beneteau SA                                               7,535      78,899
*   BioAlliance Pharma SA                                     1,326       7,339
    BioMerieux                                                  640      60,890
    BNP Paribas SA                                           27,532   1,535,126
    Boiron SA                                                 1,252      70,901
    Bollore SA                                                  930     392,044
    Bonduelle S.C.A.                                          4,808     122,586
    Bongrain SA                                               1,358      92,018
    Bourbon SA                                                9,780     267,056
*   Boursorama                                                5,104      40,735
#   Bouygues SA                                              19,571     546,870
*   Bull                                                     15,005      48,079
    Cap Gemini SA                                            12,092     557,515
#   Carrefour SA                                             10,179     302,307
#   Casino Guichard Perrachon SA                              6,011     650,173
*   Cegedim SA                                                  820      23,618
    Cegid Group                                                 946      19,252
    Christian Dior SA                                           535      93,379
    Cie de St-Gobain                                         43,524   1,743,090
    Cie des Alpes                                               295       5,911
*   Cie Generale de Geophysique - Veritas                    11,543     249,705
    Cie Generale de Geophysique - Veritas Sponsored ADR      16,300     348,005
    Cie Generale des Etablissements Michelin                 15,059   1,273,418

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
FRANCE -- (Continued)
    Ciments Francais SA                                        1,256 $   68,601
*   Club Mediterranee SA                                       7,116    120,943
#   CNP Assurances                                            19,956    282,844
*   Credit Agricole SA                                        99,863    914,813
    Dassault Systemes SA                                         955    116,584
*   Derichebourg SA                                           32,767    132,972
    Devoteam SA                                                  983     12,077
    Edenred                                                    4,370    145,580
#   Eiffage SA                                                 8,192    363,301
    Electricite de France SA                                   5,920    132,536
    Electricite de Strasbourg                                     88     10,815
    Eramet                                                       738     79,205
    Essilor International SA                                   2,283    257,231
    Esso SA Francaise                                            803     50,324
    Etablissements Maurel et Prom                             12,171    207,429
*   Etam Developpement SA                                        518     12,552
    Euler Hermes SA                                            3,745    358,105
*   Euro Disney SCA                                            2,997     19,193
    Eurofins Scientific                                          808    175,621
    European Aeronautic Defence and Space Co. NV               5,781    305,420
    Eutelsat Communications SA                                 2,295     82,925
    Faiveley Transport SA                                      1,322     79,859
    Faurecia                                                   9,268    172,745
*   Fimalac                                                      864     46,193
    France Telecom SA                                         22,820    243,703
    France Telecom SA Sponsored ADR                            3,032     32,351
*   GameLoft SE                                                6,034     40,531
#   GDF Suez                                                  36,708    787,030
*   Gemalto NV                                                 3,307    270,323
    GFI Informatique SA                                        7,854     33,499
    GL Events                                                  2,268     47,753
    Groupe Eurotunnel SA                                      73,254    613,739
    Groupe Flo                                                 2,320      8,648
*   Groupe Partouche SA                                        2,401      2,754
#   Groupe Steria SCA                                          8,582    126,887
    Guerbet                                                      133     17,331
*   Haulotte Group SA                                          3,182     26,764
    Havas SA                                                  67,887    414,368
#*  Hi-Media SA                                                7,835     18,282
    Iliad SA                                                     182     41,648
    Imerys SA                                                  2,826    186,065
#   Ingenico                                                   5,047    339,053
    Ipsen SA                                                   2,449     87,642
    IPSOS                                                      6,681    224,069
    Jacquet Metal Service                                      2,357     27,068
    JCDecaux SA                                                2,330     64,105
    Korian                                                     2,164     47,227
    L.D.C. SA                                                    210     26,131
    Lafarge SA                                                20,467  1,324,975
    Lagardere SCA                                             22,161    823,680
    Laurent-Perrier                                              548     44,396
    Legrand SA                                                 4,078    190,314

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
FRANCE -- (Continued)
#   LISI                                                        788 $   88,703
    Maisons France Confort                                      139      4,030
    Manitou BF SA                                             3,827     54,963
    Manutan International                                       234      8,766
*   Maurel & Prom Nigeria SA                                  7,486     34,830
    Medica SA                                                11,239    208,145
    Mersen                                                    4,512    104,385
    Metropole Television SA                                   4,349     72,870
    Montupet                                                  1,491     28,436
    Natixis                                                  93,215    408,607
    Naturex                                                     711     55,189
#   Neopost SA                                                3,038    200,258
#   Nexans SA                                                 7,242    332,771
    Nexity SA                                                 7,014    252,438
*   NicOx SA                                                 14,169     48,611
    Norbert Dentressangle SA                                    948     73,618
    NRJ Group                                                 3,854     29,124
    Oeneo                                                     6,526     23,463
    Orpea                                                     5,112    222,315
#*  PagesJaunes Groupe                                        7,219     15,246
*   Parrot SA                                                 1,776     45,529
    Pernod-Ricard SA                                          2,185    270,656
#*  Peugeot SA                                               24,907    199,391
#   Pierre & Vacances SA                                        947     17,872
    Plastic Omnium SA                                         3,501    171,081
    PPR                                                       2,938    647,156
    Publicis Groupe SA                                        3,244    225,582
    Rallye SA                                                 6,775    268,253
*   Recylex SA                                                7,033     27,330
    Remy Cointreau SA                                           864    100,578
    Renault SA                                               20,445  1,411,008
    Rexel SA                                                 20,631    454,395
*   Robertet SA                                                 246     45,985
    Rubis SCA                                                 1,843    118,521
    Sa des Ciments Vicat                                      3,406    201,986
    Safran SA                                                 5,906    290,314
    Saft Groupe SA                                            5,620    138,295
    Samse SA                                                     40      3,341
    Sanofi                                                   19,474  2,105,442
    Sanofi ADR                                                  880     46,948
    Sartorius Stedim Biotech                                  1,037    146,940
#   Schneider Electric SA                                     5,307    404,588
#   SCOR SE                                                  34,690  1,052,830
    SEB SA                                                    1,148     83,239
    Seche Environnement SA                                      578     22,942
    Sechilienne-Sidec                                         5,326     98,253
*   Sequana SA                                                1,894     14,038
    SES                                                       3,759    117,239
    Soc Mar Tunnel Prado Car                                    200      6,749
    Societe BIC SA                                            1,862    198,565
    Societe d'Edition de Canal +                              9,370     65,630
    Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco                                                    408     17,803

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
*   Societe Generale SA                                      59,410 $ 2,158,186
    Societe Internationale de Plantations d'Heveas SA           378      30,318
#   Societe Television Francaise 1                           25,527     269,708
    Sodexo                                                    1,066      89,149
#*  SOITEC                                                   38,066     137,922
    Somfy SA                                                    303      66,934
    Sopra Group SA                                              565      43,487
    Stallergenes SA                                             144       9,261
*   Ste Industrielle d'Aviation Latecoere SA                    998      10,552
    Stef                                                      1,194      62,411
    STMicroelectronics NV (5962332)                         106,648     927,942
#   STMicroelectronics NV (861012102)                        14,700     127,596
    Store Electronic                                          1,158      16,174
    Suez Environnement Co.                                    7,167     102,855
    Sword Group                                               2,537      40,370
    Synergie SA                                               4,436      49,378
*   Technicolor SA                                           23,209      96,734
#   Technip SA                                                2,659     285,205
    Teleperformance                                          13,974     614,555
    Thales SA                                                 2,245      97,549
#*  Theolia SA                                               18,387      32,225
    Thermador Groupe                                             81       6,109
    Total Gabon                                                  34      20,840
    Total SA                                                 10,051     505,938
    Total SA Sponsored ADR                                   16,698     838,908
    Touax SA                                                    379       8,706
#*  Transgene SA                                              1,632      19,429
*   Trigano SA                                                3,671      46,441
*   UBISOFT Entertainment                                    30,231     337,764
    Union Financiere de France BQE SA                           730      16,048
    Valeo SA                                                  6,816     396,515
    Vallourec SA                                             21,492   1,031,515
    Veolia Environnement SA                                   5,977      82,676
    Vetoquinol SA                                               151       5,329
    Viel et Co.                                              10,410      32,501
#   Vilmorin & Cie                                            1,037     132,645
    Vinci SA                                                  5,641     271,935
    Virbac SA                                                   612     124,896
    Vivendi SA                                               53,400   1,209,620
    VM Materiaux SA                                              25         485
    Vranken-Pommery Monopole SA                                 394      10,638
    Zodiac Aerospace                                          2,570     322,429
                                                                    -----------
TOTAL FRANCE                                                         44,700,392
                                                                    -----------
GERMANY -- (4.5%)
    A.S. Creation Tapeten                                        50       2,933
*   Aareal Bank AG                                           15,349     369,923
    Adidas AG                                                 4,493     469,821
*   Adler Modemaerkte AG                                      1,400      11,928
*   ADVA Optical Networking SE                                8,160      39,281
#*  Air Berlin P.L.C.                                         9,292      27,590
    Aixtron SE NA                                            11,242     161,152

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
GERMANY -- (Continued)
    Alba SE                                                     497 $   41,546
    Allgeier SE                                                 325      5,206
    Allianz SE                                               12,466  1,843,977
    Allianz SE ADR                                           11,988    176,823
    Amadeus Fire AG                                             140      8,339
#   Asian Bamboo AG                                           1,832      6,205
    Aurubis AG                                               10,889    686,955
#   Axel Springer AG                                          3,048    128,621
#   BASF SE                                                   5,093    476,769
#   Bauer AG                                                  2,995     85,939
#   Bayer AG                                                  5,180    541,551
    Bayerische Motoren Werke AG                               6,302    582,747
    BayWa AG                                                  3,204    161,490
    Bechtle AG                                                4,093    181,489
    Beiersdorf AG                                             1,266    114,677
    Bertrandt AG                                                498     57,375
    Bijou Brigitte AG                                           573     57,331
    Bilfinger SE                                              3,996    401,075
    Biotest AG                                                  741     57,715
    Borussia Dortmund GmbH & Co. KGaA                        13,961     60,264
    Brenntag AG                                                 760    129,779
    CANCOM SE                                                 3,065     67,013
    Carl Zeiss Meditec AG                                     3,515    107,748
    CAT Oil AG                                                2,861     32,261
    Celesio AG                                               24,187    478,926
    CENIT AG                                                  1,384     16,862
    CENTROTEC Sustainable AG                                  3,207     66,512
    Cewe Color Holding AG                                     1,744     76,054
    Comdirect Bank AG                                         7,477     79,279
#*  Commerzbank AG                                           38,864    524,537
    CompuGroup Medical AG                                        76      1,752
*   Constantin Medien AG                                     11,950     24,377
    Continental AG                                            2,736    325,441
    CropEnergies AG                                           6,908     53,278
    CTS Eventim AG                                            1,572     60,771
    DAB Bank AG                                               5,739     27,885
    Daimler AG                                               25,279  1,401,595
#   Delticom AG                                                 800     39,350
#   Deutsche Bank AG                                         29,192  1,344,292
    Deutsche Boerse AG                                        3,214    200,862
    Deutsche Lufthansa AG                                    36,193    724,671
    Deutsche Post AG                                         30,092    715,315
    Deutsche Telekom AG                                      30,465    360,832
#   Deutsche Telekom AG Sponsored ADR                        26,160    311,304
    Deutsche Wohnen AG                                       11,280    198,930
*   Deutz AG                                                 28,578    154,886
*   Dialog Semiconductor P.L.C.                               3,072     36,595
    Dr Hoenle AG                                              1,129     16,863
    Draegerwerk AG & Co. KGaA                                   436     46,447
    Drillisch AG                                              8,176    165,452
    Duerr AG                                                  1,177    134,161
#   E.ON SE                                                  43,404    788,240

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES VALUE++
                                                              ------ --------
GERMANY -- (Continued)
    Eckert & Ziegler AG                                          837 $ 31,621
    Elmos Semiconductor AG                                     2,117   22,040
    ElringKlinger AG                                           3,130  102,362
#   Euromicron AG                                              2,040   40,856
#*  Evotec AG                                                 27,747   99,653
    Fielmann AG                                                  103    9,940
    Fraport AG Frankfurt Airport Services Worldwide            6,284  375,983
#   Freenet AG                                                26,602  663,261
    Fresenius Medical Care AG & Co. KGaA                       1,177   81,090
    Fresenius Medical Care AG & Co. KGaA ADR                   2,000   68,520
    Fresenius SE & Co. KGaA                                    2,185  274,114
    Fuchs Petrolub AG                                            497   37,873
*   GAGFAH SA                                                  4,662   60,230
    GEA Group AG                                               9,316  315,680
    Gerresheimer AG                                            5,778  330,145
    Gerry Weber International AG                               2,100   92,238
    Gesco AG                                                     696   73,774
    GFK SE                                                     2,910  166,041
#*  Gigaset AG                                                14,453   17,808
#   Gildemeister AG                                           12,931  292,408
    Grammer AG                                                 4,928  156,691
    Grenkeleasing AG                                           1,404  112,642
    GSW Immobilien AG                                          1,836   73,722
    H&R AG                                                     3,046   37,067
    Hamburger Hafen und Logistik AG                            2,372   51,071
    Hannover Rueckversicherung SE                              7,599  642,922
    Hansa Group AG                                             3,842   16,165
    HeidelbergCement AG                                       13,728  991,002
#*  Heidelberger Druckmaschinen AG                            62,761  137,953
    Henkel AG & Co. KGaA                                       1,143   89,592
    Highlight Communications AG                                3,545   19,642
*   Hochtief AG                                                5,194  361,378
*   Homag Group AG                                               168    3,164
    Hugo Boss AG                                                 391   45,571
    Indus Holding AG                                           5,549  182,583
    Infineon Technologies AG ADR                              51,964  411,035
    Isra Vision AG                                               709   31,088
#*  IVG Immobilien AG                                         23,191   19,559
    Jenoptik AG                                               11,659  134,005
*   Joyou AG                                                     888   12,756
    K+S AG                                                     1,891   83,716
    Kabel Deutschland Holding AG                               2,230  211,693
*   Kloeckner & Co. SE                                        31,824  385,219
*   Koenig & Bauer AG                                          2,079   50,205
    Kontron AG                                                14,325   77,792
#   Krones AG                                                  2,401  167,239
    KSB AG                                                        37   23,008
#*  KUKA AG                                                    4,102  185,715
    KWS Saat AG                                                  348  130,800
    Lanxess AG                                                 5,244  382,976
    Leifheit AG                                                  470   18,705
#   Leoni AG                                                   7,257  328,278

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
GERMANY -- (Continued)
    Linde AG                                                   1,833 $  347,067
    LPKF Laser & Electronics AG                                  494     13,031
    MAN SE                                                     1,448    162,458
*   Manz AG                                                      429     14,677
#   Merck KGaA                                                 2,471    376,449
    Metro AG                                                  11,356    354,684
    MLP AG                                                    13,729     97,535
*   Morphosys AG                                               3,794    172,540
    MTU Aero Engines Holding AG                                2,153    203,946
    Muehlbauer Holding AG & Co. KGaA                             110      3,046
#   Muenchener Rueckversicherungs AG                           5,454  1,092,471
    MVV Energie AG                                               325      9,611
    Nemetschek AG                                                818     49,489
#*  Nordex SE                                                 17,257    130,029
    NORMA Group AG                                             2,428     85,763
    OHB AG                                                       406      8,743
*   Patrizia Immobilien AG                                     6,996     70,986
    Pfeiffer Vacuum Technology AG                                809     98,447
    PNE Wind AG                                               20,016     71,263
#*  Praktiker AG                                              58,445     85,345
    Progress-Werk Oberkirch AG                                   133      5,958
    PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                                    469      9,831
    Puma SE                                                      203     62,946
    QSC AG                                                    28,099     90,791
    R Stahl AG                                                   522     24,402
    Rational AG                                                  372    115,486
    Rheinmetall AG                                            10,158    482,356
    Rhoen Klinikum AG                                         22,436    478,994
    RIB Software AG                                               80        418
    RWE AG                                                    26,666    961,023
*   SAF-Holland SA                                             9,952     82,939
#   Salzgitter AG                                             11,893    468,123
    Schaltbau Holding AG                                         411     20,289
#   SGL Carbon SE                                              5,961    203,877
    Siemens AG                                                 2,924    305,520
#   Siemens AG Sponsored ADR                                   4,862    508,128
#*  Singulus Technologies AG                                  14,065     23,407
    Sixt AG                                                    3,716     80,688
    SKW Stahl-Metallurgie Holding AG                           1,512     24,934
#*  Sky Deutschland AG                                        52,321    300,196
#   SMA Solar Technology AG                                      678     16,847
    SMT Scharf AG                                                508     16,003
#   Software AG                                                6,311    221,172
#   Solarworld AG                                             15,913     14,705
    Stada Arzneimittel AG                                     11,483    465,695
    STRATEC Biomedical AG                                        386     17,409
*   Stroeer Media AG                                           4,147     39,951
    Suedzucker AG                                              5,483    221,200
#*  Suss Microtec AG                                           4,481     51,403
    Symrise AG                                                 5,966    255,009
    TAG Immobilien AG                                         26,881    325,928
    Takkt AG                                                   3,906     65,226

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
    Telegate AG                                                 473 $     5,086
*   ThyssenKrupp AG                                          34,086     617,935
*   Tipp24 SE                                                 1,213      70,497
    Tom Tailor Holding AG                                     3,545      75,589
*   TUI AG                                                   42,277     448,951
    United Internet AG                                        3,923     107,715
#*  Verbio AG                                                 1,930       2,641
    Volkswagen AG                                               901     175,549
    Vossloh AG                                                1,407     153,878
    VTG AG                                                    3,057      57,240
#   Wacker Chemie AG                                          2,001     153,145
#   Wacker Neuson SE                                          5,977      87,876
#*  Washtec AG                                                5,153      72,252
    Wincor Nixdorf AG                                         1,966     103,697
    Wirecard AG                                               5,076     136,449
    XING AG                                                      84       4,295
                                                                    -----------
TOTAL GERMANY                                                        35,882,812
                                                                    -----------
GREECE -- (0.3%)
*   Alpha Bank AE                                            80,019     102,154
    Athens Water Supply & Sewage Co. SA (The)                 2,339      17,554
*   Bank of Cyprus P.L.C.                                   171,745          --
    Bank of Greece                                            3,497      62,068
*   Diagnostic & Therapeutic Center of Athens Hygeia SA      13,381       7,851
*   Ellaktor SA                                              23,131      63,126
*   Folli Follie Group                                        8,653     181,542
*   Fourlis Holdings SA                                       6,512      17,857
*   Frigoglass SA                                            10,274      68,382
*   GEK Terna Holding Real Estate Construction SA            11,494      30,856
    Hellenic Exchanges SA Holding Clearing Settlement and
      Registry                                               15,367     103,081
    Hellenic Petroleum SA                                    16,831     186,188
*   Hellenic Telecommunications Organization SA              33,069     288,671
    Intralot SA-Integrated Lottery Systems & Services        21,273      58,421
    JUMBO SA                                                 23,577     222,710
*   Lamda Development SA                                      2,665      17,512
*   Marfin Investment Group Holdings SA                     146,593      64,578
    Metka SA                                                  6,296      95,655
    Motor Oil Hellas Corinth Refineries SA                   16,366     181,418
*   Mytilineos Holdings SA                                   18,602     115,885
*   National Bank of Greece SA                              217,692     187,195
*   National Bank of Greece SA ADR                            8,288       7,467
    OPAP SA                                                   9,292      91,596
*   Piraeus Bank SA                                         174,297      48,926
    Piraeus Port Authority                                      870      21,881
*   Public Power Corp. SA                                     5,009      48,680
*   Sarantis SA                                               1,038       6,211
*   Sidenor Steel Products Manufacturing Co. SA               5,520      11,247
*   Teletypos SA Mega Channel                                 1,037         276
    Terna Energy SA                                           6,722      29,831
*   Titan Cement Co. SA                                      10,050     187,339
*   TT Hellenic Postbank SA                                  30,534       6,756

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
GREECE -- (Continued)
*   Viohalco Hellenic Copper and Aluminum Industry SA         25,814 $  158,463
                                                                     ----------
TOTAL GREECE                                                          2,691,377
                                                                     ----------
HONG KONG -- (2.5%)
    AAC Technologies Holdings, Inc.                            8,000     39,211
    Aeon Stores Hong Kong Co., Ltd.                            5,500     12,334
    AIA Group, Ltd.                                           91,600    407,479
    Alco Holdings, Ltd.                                       68,000     14,117
    Allied Group, Ltd.                                         6,000     21,030
    Allied Properties HK, Ltd.                               650,540    102,436
*   Apac Resources, Ltd.                                     600,000     11,544
    APT Satellite Holdings, Ltd.                              78,000     49,374
    Asia Financial Holdings, Ltd.                             98,000     44,511
    Asia Satellite Telecommunications Holdings, Ltd.          27,000    106,070
    Asia Standard International Group                        230,000     43,008
    ASM Pacific Technology, Ltd.                               2,900     29,926
    Associated International Hotels, Ltd.                     10,000     27,877
    Bank of East Asia, Ltd.                                   37,941    156,571
*   Birmingham International Holdings, Ltd.                  326,000      6,385
    BOC Hong Kong Holdings, Ltd.                              25,000     85,993
    Bonjour Holdings, Ltd.                                   168,000     27,320
    Bossini International Hldg                               160,000      8,567
*   Brightoil Petroleum Holdings, Ltd.                       108,000     20,623
#*  Brockman Mining, Ltd.                                    873,840     51,847
    Cafe de Coral Holdings, Ltd.                               8,000     25,422
    Cathay Pacific Airways, Ltd.                             121,000    213,276
*   Chaoyue Group, Ltd.                                       15,000        727
    Chen Hsong Holdings                                       48,000     16,169
    Cheuk Nang Holdings, Ltd.                                 20,000     15,702
    Cheung Kong Holdings, Ltd.                                44,000    665,172
    Cheung Kong Infrastructure Holdings, Ltd.                 10,000     72,622
    Chevalier International Holdings, Ltd.                    20,000     32,351
*   China Billion Resources, Ltd.                            198,000         --
*   China Boon Holdings, Ltd.                                300,000      3,173
*   China Daye Non-Ferrous Metals Mining, Ltd.               582,000     16,622
*   China Energy Development Holdings, Ltd.                  746,000     10,593
*   China Flavors & Fragrances Co., Ltd.                      18,102      2,493
*   China Infrastructure Investment, Ltd.                    532,000     10,901
    China Metal International Holdings, Inc.                 162,000     40,730
*   China Nuclear Industry 23 International Corp., Ltd.       48,000      8,915
*   China Outdoor Media Group, Ltd.                        1,750,000     12,671
*   China Renji Medical Group, Ltd.                        1,318,000      5,435
*   China Solar Energy Holdings, Ltd.                        640,000      1,488
    Chong Hing Bank, Ltd.                                     31,000     82,386
    Chow Sang Sang Holdings International, Ltd.               41,000    111,200
*   Chuang's Consortium International, Ltd.                  266,925     34,102
#   CITIC Telecom International Holdings, Ltd.               211,000     76,741
    CK Life Sciences International Holdings, Inc.            966,000     84,819
    CNT Group, Ltd.                                          406,000     16,876
*   CP Lotus Corp.                                           260,000      7,549
    Cross-Harbour Holdings, Ltd. (The)                         7,000      5,921
    CSI Properties, Ltd.                                   1,011,515     47,601

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
*   Culture Landmark Investment, Ltd.                          39,600 $  2,918
*   Culturecom Holdings, Ltd.                                  50,000   10,897
    Dah Sing Banking Group, Ltd.                              128,360  189,153
    Dah Sing Financial Holdings, Ltd.                          43,000  226,097
#   Dan Form Holdings Co., Ltd.                               191,000   22,952
    Dickson Concepts International, Ltd.                       89,000   47,065
    Dorsett Hospitality International, Ltd.                   161,000   44,483
    EcoGreen Fine Chemicals Group, Ltd.                         4,000      784
    Emperor Capital Group, Ltd.                               342,000   15,657
    Emperor Entertainment Hotel, Ltd.                         165,000   50,296
    Emperor International Holdings                            283,750   79,583
    Emperor Watch & Jewellery, Ltd.                           990,000  101,047
*   EPI Holdings, Ltd.                                        980,000   39,833
    Esprit Holdings, Ltd.                                     425,699  598,679
*   eSun Holdings, Ltd.                                       198,000   31,972
    Fairwood, Ltd.                                              8,000   17,081
#   Far East Consortium International Ltd/HK                  237,580   76,141
    First Pacific Co., Ltd.                                   143,200  198,697
*   Fountain SET Holdings, Ltd.                               126,000   15,613
#*  Foxconn International Holdings, Ltd.                      474,000  183,280
    Fujikon Industrial Holdings, Ltd.                           8,000    3,046
*   G-Resources Group, Ltd.                                 3,222,000  151,789
*   Galaxy Entertainment Group, Ltd.                           34,000  151,981
*   Genting Hong Kong, Ltd.                                   400,000  193,677
    Get Nice Holdings, Ltd.                                   896,000   41,630
#   Giordano International, Ltd.                               80,000   80,397
    Glorious Sun Enterprises, Ltd.                            122,000   36,335
    Golden Resources Development International, Ltd.           90,000    4,700
*   Goldin Properties Holdings, Ltd.                            2,000    1,144
    Guotai Junan International Holdings, Ltd.                 141,000   59,530
    Haitong International Securities Group, Ltd.               60,405   25,429
    Hang Lung Group, Ltd.                                      80,000  472,264
    Hang Lung Properties, Ltd.                                165,000  640,331
    Hang Seng Bank, Ltd.                                        4,800   80,464
*   Hao Tian Resources Group, Ltd.                            264,000   14,459
#   Harbour Centre Development, Ltd.                           36,000   73,430
    Henderson Land Development Co., Ltd.                      105,636  768,599
    HKR International, Ltd.                                   188,571   94,404
    Hon Kwok Land Investment Co., Ltd.                         62,000   26,756
    Hong Kong Aircraft Engineering Co., Ltd.                    1,600   23,090
#   Hong Kong Exchanges and Clearing, Ltd.                      5,400   91,004
    Hong Kong Television Network, Ltd.                        131,000   39,453
    Hong Kong Television Network, Ltd. ADR                      3,100   18,693
    Hongkong & Shanghai Hotels (The)                          101,500  165,133
    Hongkong Chinese, Ltd.                                    164,000   32,115
    Hopewell Holdings, Ltd.                                   129,500  499,590
    Hsin Chong Construction Group, Ltd.                       250,000   36,473
    Hung Hing Printing Group, Ltd.                            150,000   24,736
    Hutchison Telecommunications Hong Kong Holdings, Ltd.     304,000  161,515
    Hutchison Whampoa, Ltd.                                    59,000  640,732
    Hysan Development Co., Ltd.                                15,000   74,397
*   Imagi International Holdings, Ltd.                      3,008,000   33,047

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
*   IRC, Ltd.                                                 664,000 $ 85,768
    IT, Ltd.                                                  146,000   53,322
    Johnson Electric Holdings, Ltd.                           141,000   95,881
    K Wah International Holdings, Ltd.                        357,612  196,020
    Keck Seng Investments                                      48,000   24,293
    Kerry Properties, Ltd.                                     71,500  325,347
*   King Stone Energy Group, Ltd.                              78,000    3,690
    Kingmaker Footwear Holdings, Ltd.                          72,000   12,741
#   Kingston Financial Group, Ltd.                            716,000   57,300
    Kowloon Development Co., Ltd.                             107,000  141,138
*   Lai Sun Development                                     2,870,666   86,446
*   Lai Sun Garment International, Ltd.                       138,000   27,209
    Lerado Group Holdings Co.                                 138,000   15,467
#   Li & Fung, Ltd.                                           100,000  129,527
    Lifestyle International Holdings, Ltd.                     18,000   39,711
    Lippo China Resources, Ltd.                               304,000    8,299
    Lippo, Ltd.                                                 6,000    3,069
*   Lisi Group Holdings, Ltd.                                  98,000    4,678
    Liu Chong Hing Investment                                  32,000   47,891
#   Luk Fook Holdings International, Ltd.                      38,000  108,334
    Lung Kee Bermuda Holdings                                  38,000   15,859
    Magnificent Estates                                       818,000   47,475
#   Man Wah Holdings, Ltd.                                     26,400   25,715
    Melco International Development, Ltd.                     222,000  433,262
    MGM China Holdings, Ltd.                                   18,800   44,379
    Midland Holdings, Ltd.                                    196,584   90,842
*   Ming Fung Jewellery Group, Ltd.                           486,000   17,914
    Miramar Hotel & Investment                                 39,000   54,716
#*  Mongolian Mining Corp.                                    134,000   39,528
    MTR Corp., Ltd.                                            28,025  115,683
    Natural Beauty Bio-Technology, Ltd.                       140,000   11,376
*   Neo-Neon Holdings, Ltd.                                   205,000   38,664
*   Neptune Group, Ltd.                                       870,000   18,325
*   New Smart Energy Group, Ltd.                            1,100,000   10,632
    New World Development Co., Ltd.                           411,009  715,298
#   Newocean Energy Holdings, Ltd.                            190,000  118,440
*   Next Media, Ltd.                                          184,000   19,940
    NWS Holdings, Ltd.                                         98,501  176,114
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.    265,000   13,161
    Orient Overseas International, Ltd.                        39,500  235,113
    Oriental Watch Holdings                                   166,000   54,024
    Pacific Andes International Holdings, Ltd.                812,224   39,266
    Pacific Basin Shipping, Ltd.                              425,000  243,119
    Pacific Textile Holdings, Ltd.                             53,000   65,485
    Paliburg Holdings, Ltd.                                   108,000   36,690
*   Pan Asia Environmental Protection Group, Ltd.              78,000    5,847
    PCCW, Ltd.                                                167,000   84,662
*   Pearl Oriental Oil, Ltd.                                  558,800   28,865
    Pico Far East Holdings, Ltd.                              158,000   57,454
*   PNG Resources Holdings, Ltd.                              608,000   20,023
    Polytec Asset Holdings, Ltd.                              415,000   53,052
    Public Financial Holdings, Ltd.                            48,000   24,464

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
    PYI Corp., Ltd.                                           992,000 $ 24,297
    Regal Hotels International Holdings, Ltd.                 172,000   79,893
    Richfield Group Holdings, Ltd.                            664,000   24,467
*   Rising Development Holdings, Ltd.                          74,000    3,446
    SA SA International Holdings, Ltd.                         58,000   60,773
    Samsonite International SA                                 12,900   31,781
*   Sandmartin International Holdings, Ltd.                     6,000      340
    SEA Holdings, Ltd.                                         62,000   38,609
    Shangri-La Asia, Ltd.                                     127,666  247,670
    Shenyin Wanguo HK, Ltd.                                    50,000   17,955
*   Shougang Concord Technology Holdings                      156,000    7,191
    Shun Tak Holdings, Ltd.                                   547,249  288,207
#   Silver base Group Holdings, Ltd.                           64,000   14,791
#   Singamas Container Holdings, Ltd.                         340,000   83,521
    Sino Land Co., Ltd.                                       322,823  532,823
*   Sino-Tech International Holdings, Ltd.                    900,000    3,363
    Sitoy Group Holdings, Ltd.                                 21,000    9,531
    SJM Holdings, Ltd.                                         13,000   32,988
    SmarTone Telecommunications Holdings, Ltd.                 26,000   46,382
    SOCAM Development, Ltd.                                    65,768   94,945
    Soundwill Holdings, Ltd.                                   16,000   39,116
*   South China China, Ltd.                                   480,000   48,534
    Stella International Holdings, Ltd.                        29,500   87,099
    Stelux Holdings International, Ltd.                       162,800   55,043
    Sun Hung Kai & Co., Ltd.                                  156,341  109,413
    Sun Hung Kai Properties, Ltd.                              50,480  730,596
*   Superb Summit International Group, Ltd.                   623,000   26,102
*   Sustainable Forest Holdings, Ltd.                       1,372,500    9,406
    TAI Cheung Holdings                                       110,000   87,890
    Tao Heung Holdings, Ltd.                                   66,000   42,034
*   Taung Gold International, Ltd.                            970,000   19,875
    Techtronic Industries Co.                                 106,500  255,218
    Television Broadcasts, Ltd.                                 5,000   37,611
    Texwinca Holdings, Ltd.                                    58,000   67,805
*   Titan Petrochemicals Group, Ltd.                          620,000      200
    Tongda Group Holdings, Ltd.                               410,000   25,146
*   Town Health International Investments, Ltd.                76,000    4,710
    Tradelink Electronic Commerce, Ltd.                        78,000   17,159
    Transport International Holdings, Ltd.                     48,800  110,158
    Trinity, Ltd.                                              94,000   37,001
*   TSC Group Holdings, Ltd.                                  197,000   66,859
*   United Laboratories International Holdings, Ltd. (The)    173,000   64,959
*   Up Energy Development Group, Ltd.                          92,000    6,540
*   Value Convergence Holdings, Ltd.                           48,000    6,324
    Value Partners Group, Ltd.                                 45,000   27,626
    Varitronix International, Ltd.                             81,000   57,302
    Victory City International Holdings, Ltd.                 211,701   33,346
    Vitasoy International Holdings, Ltd.                       94,000  114,536
    VST Holdings, Ltd.                                        146,000   39,186
#   VTech Holdings, Ltd.                                        3,000   38,224
    Wang On Group, Ltd.                                       880,000   13,634
    Wharf Holdings, Ltd.                                       57,000  509,865

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
HONG KONG -- (Continued)
    Wheelock & Co., Ltd.                                    100,000 $   559,188
    Wing Hang Bank, Ltd.                                     14,000     147,449
    Wing On Co. International, Ltd.                          30,000      93,661
    Wing Tai Properties, Ltd.                               120,000      81,312
*   Wynn Macau, Ltd.                                         15,600      47,447
    Xinyi Glass Holdings, Ltd.                              140,000      96,011
    YGM Trading, Ltd.                                         5,000      14,371
    Yue Yuen Industrial Holdings, Ltd.                       24,000      83,176
                                                                    -----------
TOTAL HONG KONG                                                      19,576,074
                                                                    -----------
IRELAND -- (0.7%)
    Aer Lingus Group P.L.C.                                  49,036      89,106
    Anglo Irish Bank Corp. P.L.C.                           105,210          --
*   Bank of Ireland                                       3,140,393     699,652
*   Bank of Ireland Sponsored ADR                             4,731      43,099
    C&C Group P.L.C.                                         67,048     416,502
    CRH P.L.C.                                                9,077     195,461
    CRH P.L.C. Sponsored ADR                                 59,771   1,285,674
    DCC P.L.C.                                               14,869     543,890
    Dragon Oil P.L.C.                                        39,592     384,620
*   Elan Corp. P.L.C.                                         4,564      52,829
*   Elan Corp. P.L.C. Sponsored ADR                           8,300      97,110
    FBD Holdings P.L.C.                                       4,590      74,664
    Glanbia P.L.C.                                           15,713     210,508
    Grafton Group P.L.C.                                     47,196     328,918
    IFG Group P.L.C.                                          7,878      14,490
*   Independent News & Media P.L.C.                           1,274          66
    Irish Continental Group P.L.C.                              457      12,446
*   Kenmare Resources P.L.C.                                 71,237      29,589
    Kerry Group P.L.C. Class A                                5,140     303,470
    Kingspan Group P.L.C.                                    24,842     299,888
    Paddy Power P.L.C.                                        3,568     300,560
    Smurfit Kappa Group P.L.C.                               26,278     390,700
                                                                    -----------
TOTAL IRELAND                                                         5,773,242
                                                                    -----------
ISRAEL -- (0.6%)
*   Africa Israel Investments, Ltd.                          20,221      49,078
*   Africa Israel Properties, Ltd.                              132       1,563
*   AL-ROV Israel, Ltd.                                         798      22,306
*   Alon Holdings Blue Square Israel, Ltd.                    1,554       5,864
    Amot Investments, Ltd.                                    4,033      11,397
*   AudioCodes, Ltd.                                          4,091      16,251
    Azrieli Group                                             4,778     137,961
    Babylon, Ltd.                                               313       1,883
*   Bank Hapoalim BM                                        113,484     527,900
*   Bank Leumi Le-Israel BM                                 136,401     484,826
    Bezeq The Israeli Telecommunication Corp., Ltd.          20,922      30,390
    Cellcom Israel, Ltd.                                        833       8,074
*   Ceragon Networks, Ltd.                                    5,455      21,208
*   Clal Biotechnology Industries, Ltd.                       6,481      13,949
    Clal Industries, Ltd.                                    26,732     106,230
    Clal Insurance Enterprises Holdings, Ltd.                 5,656      93,918

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
ISRAEL -- (Continued)
    Delek Automotive Systems, Ltd.                              824 $    8,846
    Delek Group, Ltd.                                           354     93,333
    Delta-Galil Industries, Ltd.                              1,630     23,943
    DS Apex Holdings, Ltd.                                      436      1,587
    Elbit Systems, Ltd. (6308913)                             1,771     73,924
    Elbit Systems, Ltd. (M3760D101)                             500     20,860
    Electra, Ltd.                                               641     78,763
    Elron Electronic Industries, Ltd.                         1,825      9,928
*   Evogene, Ltd.                                               604      3,334
*   EZchip Semiconductor, Ltd.                                1,999     45,312
*   First International Bank Of Israel, Ltd.                  6,140     89,513
*   Formula Systems 1985, Ltd.                                2,287     48,051
    Frutarom Industries, Ltd.                                 4,837     71,496
*   Gilat Satellite Networks, Ltd. (M51474118)                1,116      6,194
*   Gilat Satellite Networks, Ltd. (B01BZ39)                  4,767     26,921
*   Given Imaging, Ltd.                                       1,795     28,488
    Golf & Co., Ltd.                                          2,258      6,619
*   Hadera Paper, Ltd.                                          615     35,694
    Harel Insurance Investments & Financial Services, Ltd.    2,906    144,733
    Israel Chemicals, Ltd.                                    5,296     63,110
*   Israel Discount Bank, Ltd. Class A                      170,167    286,084
    Ituran Location and Control, Ltd.                         2,289     36,854
*   Jerusalem Oil Exploration                                 2,330     61,051
*   Kamada, Ltd.                                                897     10,261
*   Kardan Yazamut                                            1,703        108
    Matrix IT, Ltd.                                           2,962     15,015
    Melisron, Ltd.                                            1,534     31,805
*   Mellanox Technologies, Ltd.                               3,101    162,453
*   Menorah Mivtachim Holdings, Ltd.                          8,326     88,797
    Migdal Insurance & Financial Holding, Ltd.               76,210    124,989
*   Mizrahi Tefahot Bank, Ltd.                               27,476    281,092
*   Naphtha Israel Petroleum Corp., Ltd.                      4,748     24,093
*   NICE Systems, Ltd. Sponsored ADR                          3,569    126,592
*   Nitsba Holdings 1995, Ltd.                                1,066     12,377
*   Nova Measuring Instruments, Ltd.                          1,566     14,055
*   Oil Refineries, Ltd.                                    172,152     90,142
*   Ormat Industries                                         16,978    100,891
    Osem Investments, Ltd.                                    1,973     39,948
    Partner Communications Co., Ltd.                          2,971     20,566
*   Paz Oil Co., Ltd.                                           624     97,370
    Phoenix Holdings, Ltd. (The)                             17,183     52,359
    Plasson Industries, Ltd.                                    986     32,739
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.        783     36,191
    Shikun & Binui, Ltd.                                      8,983     18,815
    Shufersal, Ltd.                                           3,148     11,464
    Strauss Group, Ltd.                                       2,188     32,233
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR       12,719    487,011
*   Tower Semiconductor, Ltd.                                 4,246     27,879
*   Union Bank of Israel                                      5,193     19,775
                                                                    ----------
TOTAL ISRAEL                                                         4,756,456
                                                                    ----------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
ITALY -- (2.1%)
    A2A SpA                                                    20,702 $ 16,297
    ACEA SpA                                                    3,054   20,913
#   Aeroporto di Venezia Marco Polo SpA - SAVE                  5,671   82,619
    Alerion Cleanpower SpA                                      2,833   13,424
    Amplifon SpA                                               10,160   52,347
    Ansaldo STS SpA                                            11,553  119,393
*   Arnoldo Mondadori Editore SpA                              24,974   33,232
*   Ascopiave SpA                                               8,381   16,010
    Assicurazioni Generali SpA                                 17,834  327,535
    Astaldi SpA                                                14,297   98,806
    Atlantia SpA                                                1,596   28,534
    Autogrill SpA                                               6,656   86,194
    Azimut Holding SpA                                         10,087  187,731
#   Banca Carige SpA                                          229,239  166,858
    Banca Generali SpA                                          6,459  133,302
#   Banca IFIS SpA                                              3,017   31,592
#*  Banca Monte dei Paschi di Siena SpA                     1,340,570  378,305
    Banca Piccolo Credito Valtellinese Scarl                   67,142   84,063
    Banca Popolare dell'Emilia Romagna S.c.r.l.                98,173  832,588
*   Banca Popolare dell'Etruria e del Lazio                     3,028    6,908
#*  Banca Popolare di Milano Scarl                            969,656  649,337
#   Banca Popolare di Sondrio SCARL                            65,533  380,372
#   Banca Profilo SpA                                          35,778   12,267
    Banco di Desio e della Brianza SpA                          6,850   17,889
#*  Banco Popolare                                            435,685  629,376
    BasicNet SpA                                                6,641   14,637
    Brembo SpA                                                  6,992  114,530
*   Brioschi Sviluppo Immobiliare SpA                          10,866    1,347
    Buzzi Unicem SpA                                           17,255  264,236
    Cairo Communication SpA                                     3,024   11,790
    Caltagirone Editore SpA                                     8,964    9,382
    Cementir Holding SpA                                       14,591   41,121
    CIR-Compagnie Industriali Riunite SpA                     112,927  130,562
    Credito Bergamasco SpA                                        474    7,968
    Credito Emiliano SpA                                       20,701  118,474
    Danieli & C Officine Meccaniche SpA                         1,971   50,300
    Datalogic SpA                                               3,058   22,690
    Davide Campari-Milano SpA                                  23,376  189,875
    De'Longhi SpA                                               4,556   69,141
*   DeA Capital SpA                                            23,209   40,661
#   DiaSorin SpA                                                2,898  108,776
*   Ei Towers SpA                                               1,405   49,590
    Enel Green Power SpA                                       25,237   53,836
    Engineering SpA                                               729   29,962
    Eni SpA                                                    16,556  395,132
    Eni SpA Sponsored ADR                                      10,306  492,730
    ERG SpA                                                    17,631  169,022
    Esprinet SpA                                                7,746   37,674
*   Eurotech SpA                                                5,432    9,170
    Falck Renewables SpA                                       38,352   42,208
    Fiat Industrial SpA                                        17,446  197,005
*   Fiat SpA                                                  160,059  959,142

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
ITALY -- (Continued)
*   Finmeccanica SpA                                          131,729 $686,187
#*  Fondiaria-Sai SpA                                          62,748  128,065
*   Gemina SpA                                                123,796  236,682
#   Geox SpA                                                   19,867   60,282
    Gruppo Editoriale L'Espresso SpA                           23,990   24,996
    Hera SpA                                                   39,544   80,538
    IMMSI SpA                                                  51,070   30,723
    Indesit Co. SpA                                            10,792   84,901
    Industria Macchine Automatiche SpA                            132    3,146
*   Intek Group SpA                                            36,247   15,011
    Interpump Group SpA                                         7,628   67,175
    Intesa Sanpaolo SpA                                       272,792  495,422
    Iren SpA                                                   66,742   68,169
#   Italcementi SpA                                            20,908  129,810
*   Italmobiliare SpA                                           1,863   38,006
*   Juventus Football Club SpA                                 18,350    5,198
*   Landi Renzo SpA                                             7,410   12,377
    Lottomatica Group SpA                                       7,064  180,211
    Luxottica Group SpA                                         1,407   72,874
    Luxottica Group SpA Sponsored ADR                             300   15,534
*   Maire Tecnimont SpA                                        22,029   10,647
    MARR SpA                                                    1,671   20,156
    Mediaset SpA                                              138,218  357,894
    Mediobanca SpA                                             90,740  577,527
    Mediolanum SpA                                             13,332   89,838
#*  Milano Assicurazioni SpA                                  239,825  157,064
    Parmalat SpA                                               66,960  206,510
#   Piaggio & C SpA                                            37,329   95,933
#   Pirelli & C. SpA                                           18,964  197,245
*   Poltrona Frau SpA                                           2,894    4,148
#*  Prelios SpA                                               120,610   11,575
*   Premafin Finanziaria SpA                                   32,033    7,620
#   Prysmian SpA                                                8,046  162,406
#*  RCS MediaGroup SpA                                         14,264   13,843
#   Recordati SpA                                              15,925  164,153
    Reply SpA                                                     890   34,552
*   Retelit SpA                                                33,446   22,232
    Sabaf SpA                                                     760    9,318
*   Safilo Group SpA                                           10,588  173,529
    Saipem SpA                                                  2,928   83,086
#*  Saras SpA                                                  71,946   95,798
#*  Snai SpA                                                      235      241
*   Societa Cattolica di Assicurazioni S.c.r.l.                10,570  207,505
#   Societa Iniziative Autostradali e Servizi SpA               8,046   72,891
    Societa per la Bonifica dei Terreni Ferraresi e Imprese
      Agricole SpA                                                214   10,584
#   Sogefi SpA                                                  8,308   24,107
    SOL SpA                                                     6,059   40,278
*   Sorin SpA                                                  63,354  177,583
*   Telecom Italia Media SpA                                   98,726   13,751
#   Telecom Italia SpA                                        508,550  431,962
    Telecom Italia SpA Sponsored ADR                           32,914  274,503
    Tenaris SA ADR                                              2,700  120,123

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
ITALY -- (Continued)
    Terna Rete Elettrica Nazionale SpA                        6,851 $    32,067
    Tod's SpA                                                   859     124,803
#   Trevi Finanziaria Industriale SpA                         9,836      75,259
*   UniCredit SpA                                           199,530   1,042,871
    Unione di Banche Italiane SCPA                          195,309     816,825
*   Unipol Gruppo Finanziario SpA                            60,312     206,441
    Vianini Lavori SpA                                        1,509       6,860
    Vittoria Assicurazioni SpA                                6,479      55,498
*   Yoox SpA                                                  2,309      43,351
    Zignago Vetro SpA                                         2,758      17,356
                                                                    -----------
TOTAL ITALY                                                          16,762,093
                                                                    -----------
JAPAN -- (20.5%)
    77 Bank, Ltd. (The)                                      68,000     403,705
    A&D Co., Ltd.                                             2,300      13,320
    A.S. One Corp.                                            3,100      73,301
    ABC-Mart, Inc.                                            1,100      41,206
    Accordia Golf Co., Ltd.                                     275     312,431
    Achilles Corp.                                           49,000      70,409
    ADEKA Corp.                                              24,200     217,874
    Aderans Co., Ltd.                                           800      13,377
    Advan Co., Ltd.                                           2,600      32,961
    Advantest Corp.                                           3,900      58,433
    Advantest Corp. ADR                                       1,800      26,982
    Aeon Co., Ltd.                                           19,700     278,900
    Aeon Delight Co., Ltd.                                      800      16,567
    Aeon Fantasy Co., Ltd.                                      900      16,670
    Ahresty Corp.                                             3,500      24,106
    Ai Holdings Corp.                                         7,700      77,025
    Aica Kogyo Co., Ltd.                                      5,800     116,830
    Aichi Bank, Ltd. (The)                                    2,200     125,957
    Aichi Corp.                                              10,300      48,241
    Aichi Steel Corp.                                        31,000     126,709
    Aichi Tokei Denki Co., Ltd.                               5,000      13,650
    Aida Engineering, Ltd.                                   14,800     122,440
*   Aigan Co., Ltd.                                           4,200      14,013
#   Ain Pharmaciez, Inc.                                        500      24,442
    Aiphone Co., Ltd.                                         4,600      75,414
    Air Water, Inc.                                           3,000      48,577
    Airport Facilities Co., Ltd.                              6,100      45,585
    Aisan Industry Co., Ltd.                                  7,900      75,881
    Aisin Seiki Co., Ltd.                                     3,500     126,339
    Ajinomoto Co., Inc.                                      11,000     150,968
    Akita Bank, Ltd. (The)                                   53,000     147,519
    Alconix Corp.                                             1,000      20,025
    Alfresa Holdings Corp.                                    6,800     404,557
    Alinco, Inc.                                                800       7,925
#   Allied Telesis Holdings KK                               20,700      18,948
    Alpen Co., Ltd.                                           5,200     108,559
    Alpha Corp.                                               1,500      16,490
    Alpha Systems, Inc.                                       1,560      22,814
    Alpine Electronics, Inc.                                 15,900     162,284

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
JAPAN -- (Continued)
    Alps Electric Co., Ltd.                                    47,300 $360,578
    Alps Logistics Co., Ltd.                                    2,000   21,623
#   Altech Corp.                                                  600    6,492
    Amada Co., Ltd.                                            69,000  553,674
    Amano Corp.                                                13,800  147,960
#   Amiyaki Tei Co., Ltd.                                           6   18,513
    Amuse, Inc.                                                 1,900   45,194
    Anest Iwata Corp.                                           7,000   30,691
    Anritsu Corp.                                               6,000   89,723
    AOC Holdings, Inc.                                         16,900   59,456
    AOI Electronic Co., Ltd.                                    1,000   16,974
    AOKI Holdings, Inc.                                         3,939  121,414
    Aomori Bank, Ltd. (The)                                    59,000  175,679
    Aoyama Trading Co., Ltd.                                   15,900  475,799
    Aozora Bank, Ltd.                                          59,000  184,853
    Arakawa Chemical Industries, Ltd.                           2,600   21,184
    Arata Corp.                                                 8,000   31,231
    Araya Industrial Co., Ltd.                                 17,000   24,435
    Arcland Sakamoto Co., Ltd.                                  4,900  104,792
    Arcs Co., Ltd.                                              9,289  184,295
    Argo Graphics, Inc.                                           500    7,486
    Ariake Japan Co., Ltd.                                      3,200   73,533
*   Arisawa Manufacturing Co., Ltd.                            11,600   41,839
#   Arnest One Corp.                                            4,000   91,791
*   Arrk Corp.                                                  4,200   14,004
    Artnature, Inc.                                               200    3,757
    Asahi Co., Ltd.                                             2,700   45,435
    Asahi Diamond Industrial Co., Ltd.                         10,800  113,188
    Asahi Glass Co., Ltd.                                     100,000  785,721
    Asahi Group Holdings, Ltd.                                  2,000   49,735
    Asahi Holdings, Inc.                                        1,100   22,269
    Asahi Kasei Corp.                                          20,000  134,447
    Asahi Kogyosha Co., Ltd.                                    4,000   13,357
    Asahi Organic Chemicals Industry Co., Ltd.                 15,000   33,990
*   Asanuma Corp.                                              30,000   24,996
    Asatsu-DK, Inc.                                             7,600  194,682
*   Ashimori Industry Co., Ltd.                                 6,000    8,870
    Asics Corp.                                                 5,000   90,263
    ASKA Pharmaceutical Co., Ltd.                               5,000   37,135
#   ASKUL Corp.                                                   800   14,234
    Asunaro Aoki Construction Co., Ltd.                         3,500   19,100
    Atom Corp.                                                  4,000   23,488
    Atsugi Co., Ltd.                                           40,000   48,875
    Autobacs Seven Co., Ltd.                                   19,500  328,604
    Avex Group Holdings, Inc.                                   3,700  105,622
    Awa Bank, Ltd. (The)                                       58,000  342,945
    Azbil Corp.                                                 5,200  112,284
    Bando Chemical Industries, Ltd.                            28,000   86,408
    Bank of Iwate, Ltd. (The)                                   4,700  202,252
    Bank of Kyoto, Ltd. (The)                                  33,000  347,199
    Bank of Nagoya, Ltd. (The)                                 46,000  218,269
    Bank of Okinawa, Ltd. (The)                                 5,600  271,842

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Bank of Saga, Ltd. (The)                                 32,000 $ 81,492
    Bank of the Ryukyus, Ltd.                                11,500  169,757
    Bank of Yokohama, Ltd. (The)                            117,000  711,800
    Belc Co., Ltd.                                            3,000   51,969
    Belluna Co., Ltd.                                         5,150   50,531
    Benesse Holdings, Inc.                                      400   17,728
    Best Bridal, Inc.                                             5    8,468
*   Best Denki Co., Ltd.                                     22,500   49,406
#   Bic Camera, Inc.                                            191   83,683
    BML, Inc.                                                 1,200   30,991
    Bookoff Corp.                                             2,500   18,081
    Bridgestone Corp.                                         4,900  184,943
    Brother Industries, Ltd.                                  6,400   73,191
    Bunka Shutter Co., Ltd.                                  10,000   57,013
    C Uyemura & Co., Ltd.                                       200    8,172
    CAC Corp.                                                 5,800   60,352
    Calsonic Kansei Corp.                                    48,000  228,057
    Canon Electronics, Inc.                                   3,900   79,408
    Canon Marketing Japan, Inc.                               9,900  144,204
    Canon, Inc.                                               4,400  158,244
*   Casio Computer Co., Ltd.                                 18,200  150,793
    Cawachi, Ltd.                                             3,900   87,795
    Central Glass Co., Ltd.                                  55,000  194,526
#   Central Sports Co., Ltd.                                    500    7,991
    Century Tokyo Leasing Corp.                               6,900  203,665
    Chiba Bank, Ltd. (The)                                   71,000  551,290
*   Chiba Kogyo Bank, Ltd. (The)                             10,200   92,329
    Chino Corp.                                               4,000    9,107
    Chiyoda Co., Ltd.                                         4,200  121,250
    Chiyoda Corp.                                             7,000   71,967
    Chiyoda Integre Co., Ltd.                                 3,600   52,727
    Chofu Seisakusho Co., Ltd.                                  200    4,637
    Chori Co., Ltd.                                           4,700   53,049
    Chubu Shiryo Co., Ltd.                                    5,000   28,933
    Chuetsu Pulp & Paper Co., Ltd.                           22,000   33,927
#*  Chugai Mining Co., Ltd.                                   5,700    2,449
#   Chugai Ro Co., Ltd.                                      13,000   34,468
    Chugoku Bank, Ltd. (The)                                 24,000  418,463
    Chugoku Marine Paints, Ltd.                              17,000   85,822
    Chukyo Bank, Ltd. (The)                                  25,000   52,948
    Chuo Denki Kogyo Co., Ltd.                                3,100   11,128
    Chuo Spring Co., Ltd.                                     5,000   17,323
    Citizen Holdings Co., Ltd.                               54,500  322,421
    CKD Corp.                                                17,800  129,997
    Cleanup Corp.                                             4,000   30,424
#   CMIC Holdings Co., Ltd.                                   1,600   34,781
*   CMK Corp.                                                12,800   44,603
#   Coca-Cola Central Japan Co., Ltd.                         7,600  114,569
    Coca-Cola West Co., Ltd.                                 14,000  260,385
    Cocokara fine, Inc.                                       3,000  113,422
    Computer Engineering & Consulting, Ltd.                   1,700   11,916
    COMSYS Holdings Corp.                                    23,100  305,905

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Corona Corp.                                              5,000 $   56,343
#   Cosel Co., Ltd.                                           4,900     56,229
*   Cosmo Oil Co., Ltd.                                     111,000    265,101
#   Cosmos Pharmaceutical Corp.                                 500     55,759
    Credit Saison Co., Ltd.                                  14,200    415,373
    CTI Engineering Co., Ltd.                                   700      5,070
    Dai Nippon Printing Co., Ltd.                            60,000    587,498
    Dai Nippon Toryo Co., Ltd.                               29,000     53,295
    Dai-Dan Co., Ltd.                                         4,000     21,236
    Dai-Ichi Kogyo Seiyaku Co., Ltd.                         11,000     28,375
    Dai-ichi Life Insurance Co., Ltd. (The)                      40     55,139
#   Dai-ichi Seiko Co., Ltd.                                  1,900     27,872
    Daibiru Corp.                                            13,800    192,419
    Daicel Corp.                                             51,000    411,611
    Daido Kogyo Co., Ltd.                                    11,000     18,734
    Daido Metal Co., Ltd.                                     7,000     55,493
    Daido Steel Co., Ltd.                                    37,000    201,664
    Daidoh, Ltd.                                              4,600     31,638
#*  Daiei, Inc. (The)                                        25,650    100,824
    Daifuku Co., Ltd.                                        23,500    207,972
    Daihatsu Motor Co., Ltd.                                  3,000     59,510
    Daihen Corp.                                             34,000    103,564
*   Daiho Corp.                                              20,000     26,312
    Daiichi Jitsugyo Co., Ltd.                               11,000     55,506
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                      700     13,133
    Daiichi Sankyo Co., Ltd.                                  3,800     74,354
    Daiichikosho Co., Ltd.                                      800     23,789
    Daiken Corp.                                             20,000     54,683
    Daiki Aluminium Industry Co., Ltd.                        2,000      4,379
    Daiki Ataka Engineering Co., Ltd.                         9,000     37,466
#   Daikin Industries, Ltd.                                   3,000    120,472
    Daikoku Denki Co., Ltd.                                   1,300     34,585
#   Daikokutenbussan Co., Ltd.                                  400     10,953
    Daikyo, Inc.                                             46,000    177,900
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  18,000     84,113
    Dainippon Sumitomo Pharma Co., Ltd.                       6,000    110,204
    Daio Paper Corp.                                         23,000    138,051
    Daisan Bank, Ltd. (The)                                  34,000     61,485
    Daiseki Co., Ltd.                                         5,400    103,454
    Daishi Bank, Ltd. (The)                                  79,000    312,500
    Daishinku Corp.                                          12,000     37,731
    Daiso Co., Ltd.                                          21,000     61,697
#   Daisyo Corp.                                              2,000     25,443
    Daito Bank, Ltd. (The)                                   39,000     40,102
    Daito Electron Co., Ltd.                                  1,200      5,523
    Daito Pharmaceutical Co., Ltd.                            2,400     34,604
    Daito Trust Construction Co., Ltd.                        1,000     96,961
    Daiwa House Industry Co., Ltd.                           19,000    429,439
    Daiwa Securities Group, Inc.                            153,447  1,361,482
#   Daiwabo Holdings Co., Ltd.                               57,000    107,695
    DC Co., Ltd.                                              3,400     11,350
    DCM Holdings Co., Ltd.                                   26,100    257,689

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Dena Co., Ltd.                                           2,000 $ 56,972
    Denki Kagaku Kogyo KK                                   98,000  358,527
    Denki Kogyo Co., Ltd.                                   14,000   64,971
    Denso Corp.                                              5,500  246,624
    Dentsu, Inc.                                             3,000  104,290
    Denyo Co., Ltd.                                          5,100   73,889
    Descente, Ltd.                                          14,000   90,268
    DIC Corp.                                               32,000   71,633
#   Digital Garage, Inc.                                         8   29,450
#   Disco Corp.                                                800   51,698
    Don Quijote Co., Ltd.                                      600   32,694
    Doshisha Co., Ltd.                                       6,600  104,103
    Doutor Nichires Holdings Co., Ltd.                       8,000  114,137
    Dowa Holdings Co., Ltd.                                 14,000  100,346
#   Dr Ci:Labo Co., Ltd.                                         4   12,163
    DTS Corp.                                                6,800  113,688
    Dunlop Sports Co., Ltd.                                  4,200   52,118
    Duskin Co., Ltd.                                        13,700  278,186
    Dynic Corp.                                              5,000    9,505
    Eagle Industry Co., Ltd.                                 6,000   58,812
    Earth Chemical Co., Ltd.                                   100    3,536
    Ebara Corp.                                             90,000  377,893
#   EDION Corp.                                             20,500   96,011
    Ehime Bank, Ltd. (The)                                  43,000  110,909
    Eidai Co., Ltd.                                          4,000   19,740
    Eighteenth Bank, Ltd. (The)                             38,000   97,968
    Eiken Chemical Co., Ltd.                                 3,400   56,139
    Eizo Corp.                                               4,300   74,461
    Elematec Corp.                                           2,574   34,733
    Enplas Corp.                                               900   52,276
#   EPS Corp.                                                   30   47,543
    ESPEC Corp.                                              5,400   44,885
    Excel Co., Ltd.                                          1,700   17,246
    Exedy Corp.                                              8,100  203,348
    Ezaki Glico Co., Ltd.                                    4,000   44,965
    F&A Aqua Holdings, Inc.                                  6,000  120,144
    F-Tech, Inc.                                             1,200   18,669
    Faith, Inc.                                                176   21,140
    FALCO SD HOLDINGS Co., Ltd.                                400    5,054
    FamilyMart Co., Ltd.                                     1,100   50,271
    Fancl Corp.                                             11,900  130,010
    FCC Co., Ltd.                                            4,200  106,475
#   Ferrotec Corp.                                          10,100   42,301
    FIDEA Holdings Co., Ltd.                                35,000   88,931
    Fields Corp.                                             3,100   62,869
#*  First Baking Co., Ltd.                                   4,000    6,116
    First Juken Co., Ltd.                                      600   10,874
    Foster Electric Co., Ltd.                                2,700   36,846
    FP Corp.                                                 1,100   72,962
#   France Bed Holdings Co., Ltd.                           30,000   65,575
    Fuji Co. Ltd/Ehime                                       2,000   36,677
    Fuji Corp., Ltd.                                         7,200   47,800

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Fuji Electric Co., Ltd.                                  59,000 $201,873
    Fuji Electronics Co., Ltd.                                4,900   62,095
    Fuji Furukawa Engineering & Construction Co., Ltd.        2,000    5,293
    Fuji Kiko Co., Ltd.                                      11,000   38,844
    Fuji Kosan Co., Ltd.                                        100      702
    Fuji Media Holdings, Inc.                                    44   95,635
    Fuji Oil Co. Ltd/Osaka                                    9,600  152,262
    Fuji Pharma Co., Ltd.                                       100    2,058
    Fuji Seal International, Inc.                             2,300   64,864
#   Fuji Soft, Inc.                                           6,000  160,497
#   Fujibo Holdings, Inc.                                    19,000   53,363
    Fujicco Co., Ltd.                                         3,000   34,525
    FUJIFILM Holdings Corp.                                  14,100  289,664
    Fujikura Kasei Co., Ltd.                                  7,100   29,410
    Fujikura, Ltd.                                           99,000  370,990
    Fujimi, Inc.                                              2,000   26,749
    Fujimori Kogyo Co., Ltd.                                  2,800   89,418
    Fujitec Co., Ltd.                                        15,000  162,621
    Fujitsu Frontech, Ltd.                                    3,600   24,041
    Fujitsu General, Ltd.                                     3,000   29,326
    Fujitsu, Ltd.                                           137,000  575,411
    FuKoKu Co., Ltd.                                          1,100   10,343
    Fukuda Corp.                                             10,000   40,168
    Fukui Bank, Ltd. (The)                                   49,000  102,703
    Fukuoka Financial Group, Inc.                            68,000  347,869
#   Fukushima Bank, Ltd. (The)                               53,000   49,058
    Fukushima Industries Corp.                                1,200   32,591
    Fukuyama Transporting Co., Ltd.                          40,000  223,365
    Funai Consulting, Inc.                                    3,700   28,348
    Furukawa Co., Ltd.                                      102,000  131,069
    Furukawa Electric Co., Ltd.                             150,000  379,586
#   Furukawa-Sky Aluminum Corp.                              24,000   74,270
    Furuno Electric Co., Ltd.                                 3,100   24,574
    Furusato Industries, Ltd.                                   600    6,003
    Furuya Metal Co., Ltd.                                      400   10,536
    Fuso Pharmaceutical Industries, Ltd.                     14,000   59,440
*   Futaba Industrial Co., Ltd.                              19,500   90,800
#   Fuyo General Lease Co., Ltd.                              4,300  195,780
    G-Tekt Corp.                                              2,600   81,855
    Gakken Holdings Co., Ltd.                                14,000   44,124
    Gecoss Corp.                                              5,100   40,011
    Geo Holdings Corp.                                           71   84,872
    GLOBERIDE, Inc.                                           5,000    7,390
    Glory, Ltd.                                              14,300  392,956
#   GMO internet, Inc.                                        5,000   65,457
    Godo Steel, Ltd.                                         34,000   56,047
    Goldcrest Co., Ltd.                                       4,790  157,565
    Goldwin, Inc.                                             7,000   40,483
    Gourmet Kineya Co., Ltd.                                  7,000   49,531
#   Gree, Inc.                                                3,400   43,579
#   GS Yuasa Corp.                                           30,000  127,182
#   GSI Creos Corp.                                          26,000   37,897

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
#   Gulliver International Co., Ltd.                          9,200 $ 73,935
    Gun-Ei Chemical Industry Co., Ltd.                       12,000   28,103
    Gunma Bank, Ltd. (The)                                   76,000  483,495
    Gunze, Ltd.                                              53,000  138,295
    H-One Co., Ltd.                                           3,100   38,137
    H2O Retailing Corp.                                      18,000  200,568
    Hachijuni Bank, Ltd. (The)                               48,000  326,802
#   Hagihara Industries, Inc.                                   700   12,799
    Hakudo Co., Ltd.                                          1,500   12,301
    Hakuhodo DY Holdings, Inc.                                2,910  239,823
    Hakuto Co., Ltd.                                          3,000   30,693
    Hamakyorex Co., Ltd.                                      1,600   56,667
    Hamamatsu Photonics KK                                    1,400   57,722
    Hankyu Hanshin Holdings, Inc.                            66,000  427,366
    Hanwa Co., Ltd.                                          57,000  214,916
    Happinet Corp.                                            2,800   22,401
    Harashin Narus Holdings Co., Ltd.                         3,000   53,642
    Hard Off Corp. Co., Ltd.                                  1,800   12,143
    Harima Chemicals Group, Inc.                              2,100   10,150
    Haruyama Trading Co., Ltd.                                  300    2,249
*   Haseko Corp.                                             92,500  135,133
#   Hazama Ando Corp.                                        28,450   67,068
    Heiwa Corp.                                               1,700   35,291
    Heiwa Real Estate Co., Ltd.                              10,900  277,726
    Heiwado Co., Ltd.                                         9,700  175,352
    HI-LEX Corp.                                              3,900   83,822
    Hibiya Engineering, Ltd.                                  5,900   57,877
    Hiday Hidaka Corp.                                        2,280   46,233
    Higashi-Nippon Bank, Ltd. (The)                          41,000  103,897
    Higo Bank, Ltd. (The)                                    44,000  298,373
#   Hikari Tsushin, Inc.                                      1,600   87,248
    Hino Motors, Ltd.                                         8,000  122,199
    Hioki EE Corp.                                            1,100   17,636
    Hiroshima Bank, Ltd. (The)                               87,000  458,629
    Hisaka Works, Ltd.                                        7,000   65,084
    Hisamitsu Pharmaceutical Co., Inc.                          600   35,279
#*  Hitachi Cable, Ltd.                                      43,000   74,361
#   Hitachi Capital Corp.                                    10,700  266,764
    Hitachi Chemical Co., Ltd.                                9,600  150,496
    Hitachi Construction Machinery Co., Ltd.                  1,500   35,683
    Hitachi High-Technologies Corp.                           3,600   89,933
    Hitachi Koki Co., Ltd.                                   14,700  127,689
    Hitachi Kokusai Electric, Inc.                           10,000  117,768
    Hitachi Medical Corp.                                     5,000   79,561
    Hitachi Metals, Ltd.                                      8,800   90,979
    Hitachi Transport System, Ltd.                            8,900  141,484
    Hitachi Zosen Corp.                                     124,000  206,183
    Hitachi, Ltd.                                             4,000   25,563
    Hitachi, Ltd. ADR                                         4,900  310,660
    Hodogaya Chemical Co., Ltd.                              11,000   24,876
    Hogy Medical Co., Ltd.                                    1,600   98,481
*   Hokkaido Electric Power Co., Inc.                         3,400   43,142

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
#   Hokkaido Gas Co., Ltd.                                    1,000 $  2,618
    Hokkan Holdings, Ltd.                                     8,000   24,579
    Hokko Chemical Industry Co., Ltd.                         2,000    6,980
    Hokkoku Bank, Ltd. (The)                                 77,000  326,693
    Hokuetsu Bank, Ltd. (The)                                56,000  131,771
#   Hokuetsu Kishu Paper Co., Ltd.                           31,500  140,097
    Hokuhoku Financial Group, Inc.                          244,000  569,396
    Hokuriku Electric Industry Co., Ltd.                     29,000   36,412
    Hokuriku Electric Power Co.                               5,700   84,065
#   Hokuto Corp.                                              3,500   67,435
    Honda Motor Co., Ltd.                                     3,100  123,698
#   Honda Motor Co., Ltd. Sponsored ADR                      14,859  594,063
    Honeys Co., Ltd.                                          4,430   57,462
    Horiba, Ltd.                                              6,900  249,466
    Hoshizaki Electric Co., Ltd.                              2,800   93,257
    Hosiden Corp.                                            16,400   93,901
    Hosokawa Micron Corp.                                    10,000   89,488
    House Foods Corp.                                        13,100  228,445
#   Howa Machinery, Ltd.                                     28,000   37,071
    Hoya Corp.                                                6,800  136,247
    Hyakugo Bank, Ltd. (The)                                 63,000  315,391
    Hyakujushi Bank, Ltd. (The)                              63,000  249,217
    Ibiden Co., Ltd.                                         25,000  438,222
    IBJ Leasing Co., Ltd.                                     5,200  182,809
    Ichibanya Co., Ltd.                                         400   17,850
#   Ichigo Group Holdings Co., Ltd.                              12   12,385
*   Ichikoh Industries, Ltd.                                 11,000   16,538
    ICHINEN HOLDINGS Co., Ltd.                                6,000   44,234
    Ichiyoshi Securities Co., Ltd.                            5,600   81,437
    Idec Corp.                                                6,900   61,495
    Idemitsu Kosan Co., Ltd.                                  2,400  203,040
    Ihara Chemical Industry Co., Ltd.                        10,000   68,362
    IHI Corp.                                                47,000  175,260
    Iino Kaiun Kaisha, Ltd.                                  20,700  144,041
#   Ikyu Corp.                                                   16   25,076
#   Imasen Electric Industrial                                3,600   41,883
    Imperial Hotel, Ltd.                                        200    7,794
    Inaba Denki Sangyo Co., Ltd.                              5,600  165,360
    Inaba Seisakusho Co., Ltd.                                1,600   23,134
    Inabata & Co., Ltd.                                      12,000   94,092
    Inageya Co., Ltd.                                         3,400   35,330
    Ines Corp.                                               10,100   76,326
    Infocom Corp.                                                15   26,730
    Information Services International-Dentsu, Ltd.           2,600   30,579
    Innotech Corp.                                            4,400   19,321
    Inpex Corp.                                                  64  309,716
    Intage, Inc.                                                500   13,349
    Internet Initiative Japan, Inc.                           2,000   80,929
#*  Inui Steamship Co., Ltd.                                  4,100   18,060
    Iriso Electronics Co., Ltd.                               1,800   40,492
#   Ise Chemical Corp.                                        3,000   24,954
    Iseki & Co., Ltd.                                        36,000  131,093

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Isetan Mitsukoshi Holdings, Ltd.                        33,700 $537,106
#*  Ishihara Sangyo Kaisha, Ltd.                            90,000   79,647
    Isuzu Motors, Ltd.                                      45,000  299,895
    IT Holdings Corp.                                       23,500  352,776
    ITC Networks Corp.                                       3,700   33,492
    Ito En, Ltd.                                             1,400   33,735
    ITOCHU Corp.                                            15,000  185,992
    Itochu Enex Co., Ltd.                                   13,800   76,041
    Itochu Techno-Solutions Corp.                              600   28,552
    Itochu-Shokuhin Co., Ltd.                                1,600   59,467
    Itoham Foods, Inc.                                      40,000  183,927
    Itoki Corp.                                             13,453   84,295
    Iwai Cosmo Holdings, Inc.                                3,500   54,323
    Iwaki & Co., Ltd.                                        3,000    6,832
#*  Iwasaki Electric Co., Ltd.                              14,000   29,444
    Iwatani Corp.                                           15,000   66,986
    Iwatsu Electric Co., Ltd.                               12,000   13,922
    Iyo Bank, Ltd. (The)                                    47,000  492,260
    Izumi Co., Ltd.                                          2,600   70,156
    Izumiya Co., Ltd.                                       20,000  100,075
#*  Izutsuya Co., Ltd.                                      62,000   69,582
    J Front Retailing Co., Ltd.                             79,000  663,700
    J-Oil Mills, Inc.                                       24,000   74,593
*   Janome Sewing Machine Co., Ltd.                         24,000   20,941
    Japan Airport Terminal Co., Ltd.                        11,400  176,081
    Japan Aviation Electronics Industry, Ltd.               10,000   86,661
    Japan Carlit Co., Ltd.                                     900    6,277
    Japan Cash Machine Co., Ltd.                             2,000   36,106
    Japan Digital Laboratory Co., Ltd.                       4,500   55,498
#   Japan Exchange Group, Inc.                                 700   85,925
    Japan Pulp & Paper Co., Ltd.                            21,000   64,200
*   Japan Radio Co., Ltd.                                   12,000   45,582
    Japan Steel Works, Ltd. (The)                            5,000   25,402
    Japan Transcity Corp.                                   11,000   43,749
#   Japan Vilene Co., Ltd.                                   6,000   30,037
    Japan Wool Textile Co., Ltd. (The)                      15,000  129,404
    JBCC Holdings, Inc.                                      6,000   56,305
    JFE Holdings, Inc.                                      17,360  376,919
    JGC Corp.                                                2,000   59,263
    Jidosha Buhin Kogyo Co., Ltd.                            3,000   15,416
#   Jimoto Holdings, Inc.                                   23,500   56,914
    JK Holdings Co., Ltd.                                    2,200   15,182
#   JMS Co., Ltd.                                            7,000   27,333
*   Joban Kosan Co., Ltd.                                   11,000   23,276
    Joshin Denki Co., Ltd.                                  10,000   89,619
#   Jowa Holdings Co., Ltd.                                    100    3,244
    Joyo Bank, Ltd. (The)                                   62,000  381,114
    JSP Corp.                                                5,600   81,878
    JSR Corp.                                                3,200   73,664
    JTEKT Corp.                                             22,400  228,398
#*  Juki Corp.                                              17,000   28,891
    Juroku Bank, Ltd. (The)                                 88,000  374,133

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
*   Justsystems Corp.                                         7,800 $ 48,321
#   JVC Kenwood Corp.                                        40,470  104,790
    JX Holdings, Inc.                                        71,570  388,615
    K's Holdings Corp.                                        3,680  129,732
#   Kadokawa Group Holdings, Inc.                             4,800  150,647
    Kaga Electronics Co., Ltd.                                4,100   33,604
#   Kagome Co., Ltd.                                          1,900   34,281
    Kagoshima Bank, Ltd. (The)                               43,000  314,858
#   Kajima Corp.                                             26,843   85,713
#   Kakaku.com, Inc.                                          2,000   51,704
    Kaken Pharmaceutical Co., Ltd.                            5,000   88,661
#   Kameda Seika Co., Ltd.                                    1,400   36,698
    Kamei Corp.                                               8,000   81,023
    Kamigumi Co., Ltd.                                       46,000  431,330
    Kanagawa Chuo Kotsu Co., Ltd.                             6,000   39,380
    Kanamoto Co., Ltd.                                        5,000  115,436
    Kandenko Co., Ltd.                                       25,000  113,592
    Kaneka Corp.                                             58,000  349,401
*   Kanematsu Corp.                                          80,000  110,951
    Kanematsu Electronics, Ltd.                               3,000   37,277
    Kansai Paint Co., Ltd.                                    6,000   76,991
    Kansai Urban Banking Corp.                               16,000   21,857
#*  Kanto Denka Kogyo Co., Ltd.                               6,000   15,360
    Kanto Natural Gas Development, Ltd.                       7,000   47,124
    Kasai Kogyo Co., Ltd.                                     8,000   39,569
    Kasumi Co., Ltd.                                         11,800   84,751
    Katakura Industries Co., Ltd.                             6,300  109,056
    Kato Sangyo Co., Ltd.                                     5,000  106,234
#   Kato Works Co., Ltd.                                     19,000   69,847
#   KAWADA TECHNOLOGIES, Inc.                                   700   18,791
    Kawai Musical Instruments Manufacturing Co., Ltd.        36,000   65,912
    Kawasaki Heavy Industries, Ltd.                          34,000  108,424
    Kawasaki Kisen Kaisha, Ltd.                             248,000  545,683
    Kawasumi Laboratories, Inc.                               5,000   37,338
    Keihan Electric Railway Co., Ltd.                        16,000   68,824
    Keihanshin Building Co., Ltd.                               500    3,914
#   Keihin Co. Ltd/Minato-Ku Tokyo Japan                     17,000   34,861
    Keihin Corp.                                             11,400  186,418
    Keiyo Bank, Ltd. (The)                                   65,000  399,832
#   Keiyo Co., Ltd.                                          10,800   54,618
    Kewpie Corp.                                              8,500  128,166
    KEY Coffee, Inc.                                          4,700   73,985
    Kikkoman Corp.                                           10,000  189,809
    Kimoto Co., Ltd.                                          4,600   36,735
    Kimura Chemical Plants Co., Ltd.                            800    3,011
    Kinden Corp.                                             23,000  167,798
    Kinki Sharyo Co., Ltd.                                    7,000   22,518
    Kintetsu World Express, Inc.                              1,800   64,827
#   Kinugawa Rubber Industrial Co., Ltd.                     14,000   73,339
    Kirin Holdings Co., Ltd.                                 10,680  186,889
    Kisoji Co., Ltd.                                          2,500   49,703
    Kita-Nippon Bank, Ltd. (The)                              2,200   56,671

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Kitagawa Iron Works Co., Ltd.                            22,000 $ 38,190
    Kitano Construction Corp.                                17,000   38,046
    Kito Corp.                                                1,200   12,754
    Kitz Corp.                                               25,200  145,640
    Kiyo Holdings, Inc.                                     195,000  340,345
    Koa Corp.                                                 8,600   92,649
    Koatsu Gas Kogyo Co., Ltd.                                8,000   43,727
    Kobayashi Pharmaceutical Co., Ltd.                          800   43,708
*   Kobe Steel, Ltd.                                        252,000  329,131
#   Kohnan Shoji Co., Ltd.                                    7,400   90,892
    Koito Manufacturing Co., Ltd.                             7,000  135,420
#   Kojima Co., Ltd.                                          9,400   32,026
    Kokuyo Co., Ltd.                                         27,700  223,475
    KOMAIHALTEC, Inc.                                        12,000   30,504
    Komatsu Seiren Co., Ltd.                                  5,000   25,797
    Komatsu, Ltd.                                             2,900   79,454
    Komeri Co., Ltd.                                          5,900  183,470
#   Konaka Co., Ltd.                                          4,400   60,983
    Konami Corp.                                              7,000  159,681
    Konami Corp. ADR                                            200    4,536
    Kondotec, Inc.                                            3,100   18,971
    Konica Minolta, Inc.                                     49,000  346,178
    Konishi Co., Ltd.                                         4,900   90,918
    Kose Corp.                                                4,500  117,540
    Krosaki Harima Corp.                                     15,000   33,912
    KRS Corp.                                                 1,700   16,945
    KU Holdings Co., Ltd.                                       400    3,852
#   Kubota Corp. Sponsored ADR                                2,020  144,531
*   Kumagai Gumi Co., Ltd.                                   34,000   41,247
#   Kumiai Chemical Industry Co., Ltd.                       10,000   66,241
#   Kura Corp.                                                1,100   19,405
    Kurabo Industries, Ltd.                                  51,000   95,858
    Kuraray Co., Ltd.                                         7,000  106,308
    Kureha Corp.                                             32,000  113,136
    Kurimoto, Ltd.                                           27,000   92,169
    Kurita Water Industries, Ltd.                             1,300   26,688
    Kuroda Electric Co., Ltd.                                10,600  140,902
    KYB Co., Ltd.                                            49,000  267,772
    Kyocera Corp.                                               500   50,861
    Kyocera Corp. Sponsored ADR                               1,252  126,953
    Kyodo Printing Co., Ltd.                                 19,000   72,073
#   Kyodo Shiryo Co., Ltd.                                   18,000   21,989
    Kyoei Steel, Ltd.                                         4,000   76,564
    Kyokuto Kaihatsu Kogyo Co., Ltd.                          8,600   90,179
    Kyokuto Securities Co., Ltd.                              5,900  110,909
    Kyokuyo Co., Ltd.                                        18,000   45,598
    KYORIN Holdings, Inc.                                     8,000  213,758
    Kyoritsu Maintenance Co., Ltd.                            2,000   60,489
    Kyosan Electric Manufacturing Co., Ltd.                  10,000   33,193
    Kyoto Kimono Yuzen Co., Ltd.                              1,000   10,949
    Kyowa Exeo Corp.                                         26,500  312,883
    Kyowa Hakko Kirin Co., Ltd.                              17,000  208,666

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Kyudenko Corp.                                            9,000 $ 42,137
    Lasertec Corp.                                            3,000   73,223
    Lawson, Inc.                                                800   62,987
    LEC, Inc.                                                 1,400   18,513
    Life Corp.                                                2,200   30,704
    Lintec Corp.                                             11,700  213,032
    Lion Corp.                                               16,000   93,486
#   LIXIL Group Corp.                                        10,300  231,558
    Look, Inc.                                                8,000   30,577
    Macnica, Inc.                                             3,000   61,513
#   Macromill, Inc.                                           2,000   28,625
    Maeda Corp.                                              35,000  167,876
    Maeda Road Construction Co., Ltd.                        17,000  257,192
    Maezawa Kyuso Industries Co., Ltd.                        2,100   28,932
    Makino Milling Machine Co., Ltd.                         30,000  178,396
    Makita Corp. Sponsored ADR                                1,988  119,618
    Mandom Corp.                                              1,500   54,927
    Mars Engineering Corp.                                    2,800   62,563
    Marubeni Corp.                                           16,000  114,852
    Marubun Corp.                                             2,700   12,396
    Marudai Food Co., Ltd.                                   27,000   89,627
#   Maruetsu, Inc. (The)                                      9,000   32,229
    Marufuji Sheet Piling Co., Ltd.                           3,000    7,379
    Maruha Nichiro Holdings, Inc.                            35,000   69,990
    Marui Group Co., Ltd.                                    36,100  419,037
    Maruka Machinery Co., Ltd.                                1,900   25,336
    Marusan Securities Co., Ltd.                             18,200  154,604
#   Maruwa Co. Ltd/Aichi                                      2,100   63,956
    Maruwn Corp.                                              5,100   12,084
#   Maruyama Manufacturing Co., Inc.                         11,000   32,250
*   Maruzen CHI Holdings Co., Ltd.                              700    1,965
    Maruzen Showa Unyu Co., Ltd.                             12,000   43,136
    Matsuda Sangyo Co., Ltd.                                  3,700   53,615
    Matsui Construction Co., Ltd.                             7,000   25,264
    Matsui Securities Co., Ltd.                               4,400   55,378
    Matsumotokiyoshi Holdings Co., Ltd.                       9,100  260,488
*   Matsuya Co., Ltd.                                         2,100   41,342
    Matsuya Foods Co., Ltd.                                   2,100   34,980
    Max Co., Ltd.                                            11,000  125,511
    Maxvalu Tokai Co., Ltd.                                   1,500   20,630
*   Mazda Motor Corp.                                       244,000  836,051
    MEC Co., Ltd.                                             1,500    9,870
    Medipal Holdings Corp.                                   19,600  307,526
    Megmilk Snow Brand Co., Ltd.                             11,600  178,315
#   Meidensha Corp.                                          19,000   56,803
    MEIJI Holdings Co., Ltd.                                  4,950  223,463
    Meiko Electronics Co., Ltd.                               2,400   16,919
    Meisei Industrial Co., Ltd.                               8,000   36,487
    Meitec Corp.                                              1,800   46,386
    Meito Sangyo Co., Ltd.                                    1,100   11,330
#   Meiwa Corp.                                               9,600   41,385
*   Meiwa Estate Co., Ltd.                                    2,000   12,665

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
#   Melco Holdings, Inc.                                      4,400 $   72,645
    Message Co., Ltd.                                            20     59,198
    Michinoku Bank, Ltd. (The)                               39,000     94,512
    Mie Bank, Ltd. (The)                                     23,000     55,325
    Mikuni Coca-Cola Bottling Co., Ltd.                       6,800     80,603
    Milbon Co., Ltd.                                            710     26,935
    Mimasu Semiconductor Industry Co., Ltd.                   4,000     40,489
    Minato Bank, Ltd. (The)                                  46,000     84,579
#   Minebea Co., Ltd.                                        63,000    201,348
    Ministop Co., Ltd.                                        5,100     87,936
    Miraca Holdings, Inc.                                       800     39,893
    Miraial Co., Ltd.                                           500     10,376
    Mirait Holdings Corp.                                    17,810    192,345
    Misawa Homes Co., Ltd.                                    4,500     80,445
    MISUMI Group, Inc.                                        3,200     97,705
    Mitani Corp.                                              2,500     44,541
    Mito Securities Co., Ltd.                                17,000    104,417
    Mitsuba Corp.                                             9,000    106,775
    Mitsubishi Chemical Holdings Corp.                      140,500    685,236
    Mitsubishi Corp.                                         40,900    736,292
    Mitsubishi Electric Corp.                                18,000    171,601
    Mitsubishi Gas Chemical Co., Inc.                        72,789    556,504
    Mitsubishi Heavy Industries, Ltd.                        49,000    337,906
*   Mitsubishi Kakoki Kaisha, Ltd.                           23,000     47,086
    Mitsubishi Logistics Corp.                               20,000    357,539
    Mitsubishi Materials Corp.                              124,800    357,977
*   Mitsubishi Motors Corp.                                   6,000      7,088
    Mitsubishi Nichiyu Forklift Co., Ltd.                     7,000     27,428
    Mitsubishi Paper Mills, Ltd.                             76,000     75,087
    Mitsubishi Pencil Co., Ltd.                               4,125     87,353
    Mitsubishi Shokuhin Co., Ltd.                               400     11,790
    Mitsubishi Steel Manufacturing Co., Ltd.                 36,000     77,252
    Mitsubishi Tanabe Pharma Corp.                           21,400    325,522
    Mitsubishi UFJ Financial Group, Inc.                    340,700  2,311,595
#   Mitsubishi UFJ Financial Group, Inc. ADR                 16,850    114,243
    Mitsuboshi Belting Co., Ltd.                             13,000     69,810
    Mitsui & Co., Ltd.                                       41,100    566,221
    Mitsui & Co., Ltd. Sponsored ADR                            471    128,828
    Mitsui Chemicals, Inc.                                  164,000    379,534
    Mitsui Engineering & Shipbuilding Co., Ltd.             197,000    364,509
    Mitsui High-Tec, Inc.                                     8,600     61,810
    Mitsui Home Co., Ltd.                                     6,000     36,073
    Mitsui Knowledge Industry Co., Ltd.                          78     13,196
#   Mitsui Matsushima Co., Ltd.                              29,000     56,197
    Mitsui Mining & Smelting Co., Ltd.                      156,000    351,605
#*  Mitsui OSK Lines, Ltd.                                  113,000    470,569
    Mitsui Sugar Co., Ltd.                                   21,000     65,959
    Mitsui-Soko Co., Ltd.                                    18,000    122,709
#*  Mitsumi Electric Co., Ltd.                               31,400    179,902
    Mitsuuroko Holdings Co., Ltd.                            10,600     54,678
    Miura Co., Ltd.                                           3,500     82,396
#*  Miyaji Engineering Group, Inc.                           23,000     40,259

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Miyazaki Bank, Ltd. (The)                                37,000 $  109,454
    Miyoshi Oil & Fat Co., Ltd.                              20,000     34,768
    Mizuho Financial Group, Inc.                            580,860  1,278,157
    Mizuno Corp.                                             22,000     93,953
    Mochida Pharmaceutical Co., Ltd.                          3,000     39,890
    Modec, Inc.                                               1,600     46,144
    Monex Group, Inc.                                            26     11,731
#   Mori Seiki Co., Ltd.                                     24,900    312,916
    Morinaga & Co., Ltd.                                     35,000     75,070
    Morinaga Milk Industry Co., Ltd.                         47,000    138,467
    Morita Holdings Corp.                                     6,000     50,805
    Mory Industries, Inc.                                     7,000     22,044
    MOS Food Services, Inc.                                   1,400     27,933
    Moshi Moshi Hotline, Inc.                                 3,300     48,875
    Mr Max Corp.                                              8,900     31,441
    MS&AD Insurance Group Holdings                           14,382    385,879
    Murakami Corp.                                            2,000     32,787
    Murata Manufacturing Co., Ltd.                            2,100    171,011
    Musashi Seimitsu Industry Co., Ltd.                       3,700     89,387
    Musashino Bank, Ltd. (The)                                9,000    382,644
    Mutoh Holdings Co., Ltd.                                  4,000      9,943
    Nabtesco Corp.                                            3,600     79,443
    Nachi-Fujikoshi Corp.                                    27,000    120,674
    Nagaileben Co., Ltd.                                      1,800     30,804
    Nagano Bank, Ltd. (The)                                  16,000     30,241
    Nagase & Co., Ltd.                                       22,100    282,950
    Nagatanien Co., Ltd.                                      2,000     18,008
#   Nagoya Railroad Co., Ltd.                                18,000     55,850
    Nakabayashi Co., Ltd.                                     9,000     19,036
    Nakamuraya Co., Ltd.                                     10,083     43,972
*   Nakayama Steel Works, Ltd.                               31,000     22,628
    Namco Bandai Holdings, Inc.                               8,000    145,811
    Namura Shipbuilding Co., Ltd.                             3,800     20,494
    Nankai Electric Railway Co., Ltd.                         9,000     36,137
    Nanto Bank, Ltd. (The)                                   55,000    242,695
#   Natori Co., Ltd.                                            700      6,754
    NDS Co., Ltd.                                            10,000     31,088
#   NEC Capital Solutions, Ltd.                               1,400     51,906
    NEC Corp.                                               247,000    641,658
    NEC Fielding, Ltd.                                        4,400     58,225
#   NEC Mobiling, Ltd.                                        2,200    125,212
    NEC Networks & System Integration Corp.                   4,900    107,441
    NET One Systems Co., Ltd.                                16,600    145,612
    Neturen Co., Ltd.                                         7,200     57,523
*   New Japan Chemical Co., Ltd.                              6,900     18,688
    Nexon Co., Ltd.                                           2,700     32,781
    NGK Insulators, Ltd.                                      7,000     84,610
    NGK Spark Plug Co., Ltd.                                  8,000    134,870
    NHK Spring Co., Ltd.                                     12,700    137,472
    Nice Holdings, Inc.                                      15,000     42,499
    Nichia Steel Works, Ltd.                                 10,000     33,811
#   Nichias Corp.                                            11,000     67,222

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Nichiban Co., Ltd.                                       9,000 $ 37,594
    Nichicon Corp.                                          16,400  172,850
    Nichiden Corp.                                           1,400   33,073
    Nichiha Corp.                                            6,300  100,980
    Nichii Gakkan Co.                                        9,900  100,785
    Nichimo Co., Ltd.                                       13,000   28,082
    Nichirei Corp.                                          38,000  223,548
    Nichireki Co., Ltd.                                      7,000   51,136
#   Nidec Copal Corp.                                        2,400   19,789
    Nidec Copal Electronics Corp.                              200      948
#   Nidec Corp.                                              1,208   82,151
    Nidec-Tosok Corp.                                        3,200   26,858
    Nifco, Inc.                                              6,500  148,409
    NIFTY Corp.                                                 17   26,667
#   Nihon Chouzai Co., Ltd.                                    720   19,020
#   Nihon Dempa Kogyo Co., Ltd.                              5,700   56,802
    Nihon Eslead Corp.                                       1,600   21,180
    Nihon Kohden Corp.                                       2,100   80,642
    Nihon Nohyaku Co., Ltd.                                 12,000  114,149
    Nihon Parkerizing Co., Ltd.                              7,000  142,584
    Nihon Trim Co., Ltd.                                       250   14,122
    Nihon Unisys, Ltd.                                      11,500   98,791
    Nihon Yamamura Glass Co., Ltd.                          28,000   55,502
    Nikkiso Co., Ltd.                                        8,000  113,371
    Nikko Co., Ltd.                                          9,000   35,466
    Nikon Corp.                                              1,900   41,356
    Nintendo Co., Ltd.                                         400   44,149
    Nippo Corp.                                             14,000  209,808
    Nippon Beet Sugar Manufacturing Co., Ltd.               30,000   56,417
    Nippon Carbon Co., Ltd.                                 29,000   67,922
*   Nippon Chemi-Con Corp.                                  36,000  122,727
*   Nippon Chemical Industrial Co., Ltd.                    18,000   22,531
    Nippon Chemiphar Co., Ltd.                               5,000   32,349
    Nippon Chutetsukan KK                                   12,000   30,602
    Nippon Coke & Engineering Co., Ltd.                     65,500   84,957
    Nippon Concrete Industries Co., Ltd.                     4,000   13,185
    Nippon Denko Co., Ltd.                                  26,000   91,022
    Nippon Densetsu Kogyo Co., Ltd.                         10,000  112,182
    Nippon Electric Glass Co., Ltd.                         78,000  398,128
    Nippon Express Co., Ltd.                                89,000  463,238
    Nippon Filcon Co., Ltd.                                  1,800    7,879
    Nippon Fine Chemical Co., Ltd.                           4,800   33,570
    Nippon Flour Mills Co., Ltd.                            36,000  167,378
    Nippon Formula Feed Manufacturing Co., Ltd.             18,000   23,110
    Nippon Gas Co., Ltd.                                     2,700   33,609
    Nippon Hume Corp.                                       10,000   65,995
    Nippon Jogesuido Sekkei Co., Ltd.                        1,400   18,961
    Nippon Kanzai Co., Ltd.                                    500    8,233
    Nippon Kayaku Co., Ltd.                                 17,000  245,102
*   Nippon Kinzoku Co., Ltd.                                16,000   20,228
    Nippon Koei Co., Ltd.                                   18,000   70,760
    Nippon Konpo Unyu Soko Co., Ltd.                        16,800  259,402

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
*   Nippon Koshuha Steel Co., Ltd.                           18,000 $ 17,564
    Nippon Light Metal Holdings Co., Ltd.                   121,700  143,344
    Nippon Meat Packers, Inc.                                13,000  199,640
    Nippon Paint Co., Ltd.                                   11,000  130,520
#*  Nippon Paper Industries Co., Ltd.                        22,924  343,372
    Nippon Pillar Packing Co., Ltd.                           4,000   32,746
    Nippon Piston Ring Co., Ltd.                             28,000   54,144
    Nippon Road Co., Ltd. (The)                              22,000  131,579
    Nippon Seiki Co., Ltd.                                   11,000  145,195
    Nippon Seisen Co., Ltd.                                   6,000   25,017
    Nippon Sharyo, Ltd.                                      20,000  103,569
#*  Nippon Sheet Glass Co., Ltd.                            268,000  308,936
    Nippon Shinyaku Co., Ltd.                                15,000  233,006
    Nippon Shokubai Co., Ltd.                                26,000  255,811
    Nippon Signal Co., Ltd.                                  17,300  139,280
    Nippon Soda Co., Ltd.                                    42,000  195,625
    Nippon Steel & Sumitomo Metal Corp.                     154,812  412,338
    Nippon Steel Trading Co., Ltd.                           18,000   54,376
#   Nippon Suisan Kaisha, Ltd.                               65,700  127,500
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       15,000  143,671
    Nippon Television Holdings, Inc.                          5,700  100,767
    Nippon Thompson Co., Ltd.                                20,000   99,853
    Nippon Valqua Industries, Ltd.                           21,000   54,200
*   Nippon Yakin Kogyo Co., Ltd.                             35,500   48,580
#   Nippon Yusen KK                                         164,217  428,698
#   Nipro Corp.                                              29,600  295,474
    Nishi-Nippon City Bank, Ltd. (The)                      135,000  450,360
    Nishi-Nippon Railroad Co., Ltd.                           9,000   36,881
    Nishimatsu Construction Co., Ltd.                        76,000  145,671
#   Nishimatsuya Chain Co., Ltd.                             10,500  104,089
    Nishio Rent All Co., Ltd.                                 2,700   58,644
    Nissan Chemical Industries, Ltd.                          7,200   93,323
    Nissan Motor Co., Ltd.                                   43,900  457,978
    Nissan Shatai Co., Ltd.                                  16,000  213,492
    Nissan Tokyo Sales Holdings Co., Ltd.                     5,000   17,256
    Nissei Corp.                                              1,900   16,991
    Nissei Plastic Industrial Co., Ltd.                       2,700   21,401
    Nissen Holdings Co., Ltd.                                 7,300   26,996
*   Nissha Printing Co., Ltd.                                 1,400   22,623
    Nisshin Fudosan Co.                                       4,700   43,949
    Nisshin Oillio Group, Ltd. (The)                         28,000   98,667
    Nisshin Seifun Group, Inc.                               16,000  206,724
    Nisshin Steel Holdings Co., Ltd.                         14,540  122,363
    Nisshinbo Holdings, Inc.                                 40,000  290,584
    Nissin Corp.                                             14,000   41,120
#   Nissin Electric Co., Ltd.                                13,000   64,690
    Nissin Foods Holdings Co., Ltd.                           1,000   44,855
    Nissin Kogyo Co., Ltd.                                    5,300  117,203
    Nissin Sugar Co., Ltd.                                      700   16,500
    Nissui Pharmaceutical Co., Ltd.                           3,400   40,891
    Nitori Holdings Co., Ltd.                                   300   22,633
    Nitta Corp.                                               5,900  132,203

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Nittan Valve Co., Ltd.                                    4,200 $ 15,745
    Nittetsu Mining Co., Ltd.                                18,000   87,177
*   Nitto Boseki Co., Ltd.                                   33,000  116,397
    Nitto Denko Corp.                                         1,600  105,119
    Nitto Kogyo Corp.                                         7,600  113,238
    Nitto Kohki Co., Ltd.                                     2,400   45,758
    Nitto Seiko Co., Ltd.                                     7,000   26,758
#   Nittoc Construction Co., Ltd.                             3,200   12,670
#   Nittoku Engineering Co., Ltd.                             4,300   42,587
    NKSJ Holdings, Inc.                                      25,050  635,798
    Noevir Holdings Co., Ltd.                                 3,900   64,689
    NOF Corp.                                                45,000  242,416
    Nohmi Bosai, Ltd.                                         5,000   41,067
    NOK Corp.                                                21,400  308,602
    Nomura Co., Ltd.                                          9,000   65,016
    Nomura Holdings, Inc.                                    88,300  721,650
#   Nomura Holdings, Inc. ADR                                 7,820   64,046
#   Nomura Real Estate Holdings, Inc.                         9,600  258,085
#   Nomura Research Institute, Ltd.                           1,100   33,135
    Noritake Co. Ltd/Nagoya Japan                            28,000   75,611
    Noritz Corp.                                              9,100  193,086
    North Pacific Bank, Ltd.                                 74,300  255,824
    NS Solutions Corp.                                        2,500   50,929
*   NS United Kaiun Kaisha, Ltd.                             23,000   42,791
    NSD Co., Ltd.                                             7,600   86,603
    NSK, Ltd.                                                18,000  145,611
    NTN Corp.                                               127,000  323,871
    NTT Data Corp.                                               20   63,322
    NTT DOCOMO, Inc.                                            151  250,041
    NTT DOCOMO, Inc. Sponsored ADR                            3,100   51,367
    Obara Group, Inc.                                         3,300   79,806
    Obayashi Corp.                                           61,000  375,313
    Obayashi Road Corp.                                       6,000   28,791
    OBIC Business Consultants, Ltd.                             700   39,866
    Obic Co., Ltd.                                              400  105,535
    Oenon Holdings, Inc.                                     11,000   31,032
    Ogaki Kyoritsu Bank, Ltd. (The)                          83,000  308,656
    Ohara, Inc.                                               1,500   10,255
    Ohsho Food Service Corp.                                    200    5,836
    OIE Sangyo Co., Ltd.                                      1,187   10,015
    Oiles Corp.                                               4,480   90,166
    Oita Bank, Ltd. (The)                                    46,000  179,537
#   Oji Holdings Corp.                                       87,000  310,537
    Okabe Co., Ltd.                                           9,900  102,616
    Okamoto Industries, Inc.                                 14,000   46,013
    Okamura Corp.                                            16,000  121,305
    Okinawa Electric Power Co., Inc. (The)                    2,100   77,541
    OKK Corp.                                                17,000   33,724
    OKUMA Corp.                                              22,000  172,202
    Okumura Corp.                                            49,000  198,541
    Okura Industrial Co., Ltd.                               15,000   66,243
    Okuwa Co., Ltd.                                           5,000   54,470

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Olympic Corp.                                            2,300 $ 16,676
    Omron Corp.                                              2,400   75,816
    ONO Sokki Co., Ltd.                                      8,000   41,194
    Onoken Co., Ltd.                                         4,800   49,322
    Onward Holdings Co., Ltd.                               34,000  317,721
    Optex Co., Ltd.                                          2,700   40,089
    Oracle Corp. Japan                                       1,000   42,841
    Organo Corp.                                            14,000   79,565
#   Origin Electric Co., Ltd.                                7,000   27,288
    Osaka Organic Chemical Industry, Ltd.                    2,300   10,865
    Osaka Steel Co., Ltd.                                    3,900   71,443
    OSAKA Titanium Technologies Co.                            500    9,951
#   Osaki Electric Co., Ltd.                                 7,000   37,026
    OSG Corp.                                                6,400   97,375
    Otsuka Corp.                                               500   51,832
    Otsuka Kagu, Ltd.                                        1,300   14,463
    Oyo Corp.                                                5,000   81,951
    Pacific Industrial Co., Ltd.                            14,100   85,855
    Pacific Metals Co., Ltd.                                42,000  211,448
    Pack Corp. (The)                                         3,900   78,574
    Pal Co., Ltd.                                            2,400   79,814
    Paltac Corp.                                             7,650   99,445
    PanaHome Corp.                                          25,000  196,787
    Panasonic Corp.                                         26,800  193,144
#*  Panasonic Corp. Sponsored ADR                           27,580  198,024
    Panasonic Industrial Devices SUNX Co., Ltd.              9,300   43,890
    Parco Co., Ltd.                                          4,406   57,760
    Paris Miki Holdings, Inc.                                7,500   40,437
#   Park24 Co., Ltd.                                         2,100   42,374
    Pasona Group, Inc.                                          25   19,981
#   Penta-Ocean Construction Co., Ltd.                      46,000  118,288
    Pigeon Corp.                                             1,400  120,441
    Pilot Corp.                                                 24   97,765
    Piolax, Inc.                                             2,900   81,749
#*  Pioneer Corp.                                           79,400  163,200
    Plenus Co., Ltd.                                         2,800   50,750
    Point, Inc.                                                870   42,264
    Press Kogyo Co., Ltd.                                   23,000  117,659
#   Pressance Corp.                                          2,600  110,338
    Prestige International, Inc.                               200    2,537
#   Prima Meat Packers, Ltd.                                35,000   97,223
    Pronexus, Inc.                                           6,000   49,752
    Proto Corp.                                              1,100   18,220
    Raito Kogyo Co., Ltd.                                   17,500   98,221
#*  Rasa Industries, Ltd.                                    9,000   12,474
#*  Renesas Electronics Corp.                                9,200   26,777
    Rengo Co., Ltd.                                         60,000  290,486
#*  Renown, Inc.                                            15,900   24,976
    Resona Holdings, Inc.                                   46,300  247,137
    Resorttrust, Inc.                                        3,300  112,448
#   Rhythm Watch Co., Ltd.                                  25,000   43,407
    Ricoh Co., Ltd.                                         60,000  667,626

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Ricoh Leasing Co., Ltd.                                  4,400 $135,361
    Right On Co., Ltd.                                       3,000   29,789
    Riken Corp.                                             21,000   84,738
    Riken Keiki Co., Ltd.                                    6,300   43,751
    Riken Technos Corp.                                     16,000   45,374
#   Riken Vitamin Co., Ltd.                                  2,400   57,835
#   Ringer Hut Co., Ltd.                                     1,400   19,825
    Rinnai Corp.                                               700   55,661
    Riso Kagaku Corp.                                        4,700   89,869
    Riso Kyoiku Co., Ltd.                                      540   53,829
#   Rock Field Co., Ltd.                                     3,000   59,430
    Rohm Co., Ltd.                                          10,100  357,051
    Rohto Pharmaceutical Co., Ltd.                           7,000   98,054
    Roland DG Corp.                                          3,300   48,607
    Round One Corp.                                         23,400  196,137
#   Royal Holdings Co., Ltd.                                 5,500   89,840
#   Ryobi, Ltd.                                             42,000   98,539
    Ryoden Trading Co., Ltd.                                 7,000   45,200
    Ryohin Keikaku Co., Ltd.                                 1,800  169,988
    Ryosan Co., Ltd.                                         9,800  177,703
    S Foods, Inc.                                            4,000   40,281
    S&B Foods, Inc.                                          1,000    7,477
*   Sagami Chain Co., Ltd.                                   3,000   24,493
    Saibu Gas Co., Ltd.                                     16,000   39,006
    Saizeriya Co., Ltd.                                      6,600   93,462
    Sakai Chemical Industry Co., Ltd.                       26,000   81,720
    Sakai Heavy Industries, Ltd.                            18,000   56,490
    Sakai Ovex Co., Ltd.                                    20,000   32,054
    Sakata INX Corp.                                        12,000   84,805
    Sakata Seed Corp.                                        9,300  127,305
    Sala Corp.                                               6,500   34,903
    San-A Co., Ltd.                                          2,500  122,047
    San-Ai Oil Co., Ltd.                                    14,000   64,280
    San-In Godo Bank, Ltd. (The)                            47,000  400,850
#   Sanden Corp.                                            27,000  113,016
    Sanei Architecture Planning Co., Ltd.                      200    3,099
    Sangetsu Co., Ltd.                                       7,200  206,450
#*  Sanix, Inc.                                              7,200   43,583
    Sanken Electric Co., Ltd.                               18,000   84,281
    Sanki Engineering Co., Ltd.                             15,000   85,341
#   Sanko Marketing Foods Co., Ltd.                             33   35,695
    Sanko Metal Industrial Co., Ltd.                         4,000    9,460
    Sankyo Co., Ltd.                                         5,500  250,676
    Sankyo Seiko Co., Ltd.                                   7,100   27,183
*   Sankyo Tateyama, Inc.                                    4,000  110,397
    Sankyu, Inc.                                            39,000  174,313
    Sanoh Industrial Co., Ltd.                               8,500   61,051
    Sanshin Electronics Co., Ltd.                            7,400   46,662
    Santen Pharmaceutical Co., Ltd.                            600   30,117
    Sanwa Holdings Corp.                                    47,000  285,222
    Sanyo Chemical Industries, Ltd.                         15,000   88,563
#   Sanyo Denki Co., Ltd.                                   12,000   91,337

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Sanyo Housing Nagoya Co., Ltd.                            1,900 $ 26,712
    Sanyo Shokai, Ltd.                                       34,372  104,379
#   Sanyo Special Steel Co., Ltd.                            30,000  121,782
    Sapporo Holdings, Ltd.                                   91,000  414,297
*   Sasebo Heavy Industries Co., Ltd.                        53,000   68,611
    Sata Construction Co., Ltd.                              17,000   16,423
#   Sato Holdings Corp.                                       5,500  115,319
    Sato Shoji Corp.                                          4,500   27,172
    Satori Electric Co., Ltd.                                 2,800   15,131
    Sawada Holdings Co., Ltd.                                 2,300   27,807
#   Sawai Pharmaceutical Co., Ltd.                              300   38,753
    Saxa Holdings, Inc.                                      10,000   19,231
#   SBI Holdings, Inc.                                       44,650  864,918
    Scroll Corp.                                              5,100   14,624
    SCSK Corp.                                                1,655   36,880
    Secom Co., Ltd.                                           1,100   61,352
    Secom Joshinetsu Co., Ltd.                                  200    4,877
    Sega Sammy Holdings, Inc.                                 4,700  123,486
    Seibu Electric Industry Co., Ltd.                         2,000    8,881
    Seika Corp.                                              18,000   45,884
    Seikagaku Corp.                                           4,700   64,148
#   Seiko Epson Corp.                                        41,650  477,490
#   Seiko Holdings Corp.                                     12,000   70,446
    Seiko PMC Corp.                                             300    1,458
    Seino Holdings Co., Ltd.                                 46,000  402,417
    Seiren Co., Ltd.                                         10,900   72,706
    Sekisui Chemical Co., Ltd.                               19,000  239,258
    Sekisui House, Ltd.                                      51,440  771,051
    Sekisui Jushi Corp.                                      10,000  138,901
    Sekisui Plastics Co., Ltd.                               10,000   26,376
#   Senko Co., Ltd.                                          25,000  135,547
    Senshu Electric Co., Ltd.                                 1,400   19,981
    Senshu Ikeda Holdings, Inc.                              27,440  145,180
    Senshukai Co., Ltd.                                       7,400   67,931
    Seven & I Holdings Co., Ltd.                              8,100  311,576
#*  Sharp Corp.                                             179,000  621,503
    Shibaura Electronics Co., Ltd.                              700    8,732
*   Shibaura Mechatronics Corp.                               4,000   10,059
#   Shibusawa Warehouse Co., Ltd. (The)                      15,000   91,031
    Shibuya Kogyo Co., Ltd.                                   3,200   29,145
#   Shidax Corp.                                              2,000   10,546
    Shiga Bank, Ltd. (The)                                   43,000  302,881
    Shikibo, Ltd.                                            27,000   39,338
    Shikoku Bank, Ltd. (The)                                 48,000  146,615
    Shikoku Chemicals Corp.                                  11,000   81,025
*   Shikoku Electric Power Co., Inc.                          3,800   68,882
    Shima Seiki Manufacturing, Ltd.                           7,500  162,376
    Shimachu Co., Ltd.                                       12,400  327,631
#   Shimadzu Corp.                                           20,000  146,139
    Shimamura Co., Ltd.                                         200   25,276
    SHIMANE BANK, Ltd. / THE                                  1,300   17,337
    Shimano, Inc.                                               400   34,842

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Shimizu Bank, Ltd. (The)                                  1,700 $ 50,402
    Shimizu Corp.                                           107,000  430,655
    Shimojima Co., Ltd.                                       1,600   16,366
    Shin Nippon Air Technologies Co., Ltd.                    2,500   14,856
    Shin-Etsu Chemical Co., Ltd.                              1,800  121,342
    Shin-Etsu Polymer Co., Ltd.                               9,600   35,566
    Shin-Keisei Electric Railway Co., Ltd.                    5,000   19,948
    Shinagawa Refractories Co., Ltd.                         20,000   44,151
    Shindengen Electric Manufacturing Co., Ltd.              19,000   78,020
    Shinko Electric Industries Co., Ltd.                     19,100  194,764
    Shinko Plantech Co., Ltd.                                12,100   91,441
    Shinko Shoji Co., Ltd.                                    6,100   59,306
    Shinmaywa Industries, Ltd.                               24,000  195,424
    Shinnihon Corp.                                           9,500   33,482
    Shinsei Bank, Ltd.                                      116,000  325,577
    Shinsho Corp.                                             8,000   15,926
    Shionogi & Co., Ltd.                                      4,100  100,847
    Ship Healthcare Holdings, Inc.                            3,000  115,474
    Shiroki Corp.                                            19,000   42,632
    Shiseido Co., Ltd.                                        3,700   52,982
    Shizuoka Bank, Ltd. (The)                                51,000  624,260
    Shizuoka Gas Co., Ltd.                                   13,000  103,070
    SHO-BOND Holdings Co., Ltd.                               1,500   63,310
    Shobunsha Publications, Inc.                              4,800   29,811
    Shochiku Co., Ltd.                                        2,000   20,139
#   Shoei Foods Corp.                                           500    3,820
    Shoko Co., Ltd.                                          19,000   28,483
    Showa Aircraft Industry Co., Ltd.                         3,000   43,153
    Showa Corp.                                              14,200  206,150
#   Showa Denko KK                                          275,000  444,054
    Showa Sangyo Co., Ltd.                                   18,000   59,674
    Showa Shell Sekiyu KK                                    35,000  280,913
    Siix Corp.                                                2,600   39,235
#   Simplex Holdings, Inc.                                       21    8,194
    Sinanen Co., Ltd.                                        11,000   45,016
    Sinfonia Technology Co., Ltd.                            16,000   27,283
    Sinko Industries, Ltd.                                    1,700   16,152
    Sintokogio, Ltd.                                         12,200  110,484
    SKY Perfect JSAT Holdings, Inc.                             357  179,614
    SMK Corp.                                                19,000   55,778
    SNT Corp.                                                 6,100   26,769
    Sodick Co., Ltd.                                         12,300   74,119
    Soft99 Corp.                                              4,000   28,105
    Softbank Corp.                                           10,848  537,995
    Sogo Medical Co., Ltd.                                    1,100   48,473
    Sohgo Security Services Co., Ltd.                        16,900  270,274
    Sojitz Corp.                                            235,500  369,754
    Sony Corp.                                               12,000  197,256
#   Sony Corp. Sponsored ADR                                 17,008  279,441
    Sony Financial Holdings, Inc.                             2,600   36,730
    Sotetsu Holdings, Inc.                                   11,000   42,811
    Sotoh Co., Ltd.                                           1,500   14,356

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Space Co., Ltd.                                           5,800 $   53,915
    SPK Corp.                                                 1,082     19,727
#   Square Enix Holdings Co., Ltd.                           10,100    124,126
    SRA Holdings                                              1,900     21,703
    ST Corp.                                                  2,200     22,502
    St Marc Holdings Co., Ltd.                                1,900     93,218
    Stanley Electric Co., Ltd.                                5,100     97,816
    Star Micronics Co., Ltd.                                  9,600    111,576
#   Start Today Co., Ltd.                                       900     13,627
    Starzen Co., Ltd.                                        16,000     43,901
#   Stella Chemifa Corp.                                      2,500     49,568
#   Studio Alice Co., Ltd.                                    1,400     21,517
    Sugi Holdings Co., Ltd.                                     700     26,866
    Sumco Corp.                                              13,300    139,609
    Sumida Corp.                                              4,600     23,516
    Sumikin Bussan Corp.                                     25,000     81,689
    Suminoe Textile Co., Ltd.                                 9,000     27,435
    Sumitomo Bakelite Co., Ltd.                              55,000    223,194
    Sumitomo Chemical Co., Ltd.                             142,000    475,512
    Sumitomo Corp.                                           31,200    390,594
    Sumitomo Densetsu Co., Ltd.                               7,100    108,981
    Sumitomo Electric Industries, Ltd.                       22,200    295,230
    Sumitomo Forestry Co., Ltd.                              23,400    278,916
    Sumitomo Heavy Industries, Ltd.                         108,000    480,896
    Sumitomo Light Metal Industries, Ltd.                    58,000     60,230
    Sumitomo Metal Mining Co., Ltd.                          46,000    643,969
#*  Sumitomo Mitsui Construction Co., Ltd.                   27,400     27,894
    Sumitomo Mitsui Financial Group, Inc.                    35,841  1,694,108
    Sumitomo Mitsui Trust Holdings, Inc.                     90,000    452,296
    Sumitomo Osaka Cement Co., Ltd.                         115,000    344,732
    Sumitomo Pipe & Tube Co., Ltd.                            5,000     48,999
    Sumitomo Precision Products Co., Ltd.                     7,000     30,275
    Sumitomo Real Estate Sales Co., Ltd.                        940     65,411
    Sumitomo Rubber Industries, Ltd.                          3,600     66,474
    Sumitomo Seika Chemicals Co., Ltd.                       12,000     45,721
    Sumitomo Warehouse Co., Ltd. (The)                       41,000    293,749
    Suruga Bank, Ltd.                                        13,000    229,997
    Suzuken Co. Ltd/Aichi Japan                               9,900    385,510
    Suzuki Motor Corp.                                        3,000     77,089
#*  SWCC Showa Holdings Co., Ltd.                            92,000     95,550
#*  SxL Corp.                                                25,000     44,692
#   Sysmex Corp.                                              1,100     70,939
    Systena Corp.                                             3,400     29,741
    T Hasegawa Co., Ltd.                                      5,200     76,687
    T RAD Co., Ltd.                                          13,000     37,212
    T&D Holdings, Inc.                                       55,700    648,807
    T&K Toka Co., Ltd.                                        1,400     34,162
    Tachi-S Co., Ltd.                                         6,200    114,490
    Tachibana Eletech Co., Ltd.                               1,400     13,584
    Tact Home Co., Ltd.                                          34     69,849
    Tadano, Ltd.                                             19,000    237,836
    Taihei Dengyo Kaisha, Ltd.                                8,000     48,751

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Taihei Kogyo Co., Ltd.                                   14,000 $ 49,599
#   Taiheiyo Cement Corp.                                    48,000  124,661
#   Taiheiyo Kouhatsu, Inc.                                  17,000   22,930
    Taiho Kogyo Co., Ltd.                                     5,200   66,888
    Taikisha, Ltd.                                            5,000  113,309
    Taiko Bank, Ltd. (The)                                    5,000   13,512
    Taisei Corp.                                             65,000  217,102
    Taiyo Holdings Co., Ltd.                                    900   28,447
    Taiyo Nippon Sanso Corp.                                 23,000  152,829
    Taiyo Yuden Co., Ltd.                                    23,500  340,404
    Takagi Securities Co., Ltd.                               4,000   18,347
    Takamatsu Construction Group Co., Ltd.                    4,800   73,087
    Takaoka Toko Holdings Co., Ltd.                           3,664   49,903
    Takara Holdings, Inc.                                    22,000  188,766
    Takara Leben Co., Ltd.                                    7,400  152,336
    Takara Standard Co., Ltd.                                27,000  211,866
    Takasago International Corp.                             20,000  106,753
    Takasago Thermal Engineering Co., Ltd.                   15,800  124,660
#   Takashima & Co., Ltd.                                    10,000   30,377
    Takashimaya Co., Ltd.                                    55,000  650,120
    Takata Corp.                                              9,300  178,916
    Take And Give Needs Co., Ltd.                               157   32,375
    Takeda Pharmaceutical Co., Ltd.                           3,000  164,705
    Takeei Corp.                                              1,400   58,132
#   Takeuchi Manufacturing Co., Ltd.                          2,600   60,180
    Takihyo Co., Ltd.                                         8,000   36,079
    Takiron Co., Ltd.                                        11,000   39,694
    Takisawa Machine Tool Co., Ltd.                          23,000   44,218
    Takuma Co., Ltd.                                         13,000   78,880
    Tamron Co., Ltd.                                          4,000   87,737
    Tamura Corp.                                             20,000   41,480
    Tanseisha Co., Ltd.                                       7,000   35,375
#   Tatsuta Electric Wire and Cable Co., Ltd.                13,000   92,962
    Tayca Corp.                                               6,000   18,230
    Tbk Co., Ltd.                                             9,000   54,094
#   TDK Corp.                                                13,400  489,993
#*  Teac Corp.                                               23,000   17,738
    Teijin, Ltd.                                            194,000  467,394
    Teikoku Electric Manufacturing Co., Ltd.                    100    1,902
    Teikoku Sen-I Co., Ltd.                                   6,000   57,168
    Teikoku Tsushin Kogyo Co., Ltd.                          13,000   27,272
*   Tekken Corp.                                             42,000   58,314
    Terumo Corp.                                              1,100   54,648
    THK Co., Ltd.                                             7,400  155,853
    TKC Corp.                                                 5,800  102,607
    Toa Corp. (6894434)                                       5,000   40,666
*   Toa Corp. (6894508)                                      51,000   78,550
    Toa Oil Co., Ltd.                                        24,000   29,041
    TOA ROAD Corp.                                           10,000   54,725
    Toabo Corp.                                              38,000   31,255
    Toagosei Co., Ltd.                                       63,000  271,570
*   Tobishima Corp.                                          19,900   26,135

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Tobu Store Co., Ltd.                                     1,000 $  2,762
    TOC Co., Ltd.                                           13,500  106,542
    Tocalo Co., Ltd.                                         2,600   38,074
    Tochigi Bank, Ltd. (The)                                28,000  113,517
    Toda Corp.                                              64,000  188,705
#   Toda Kogyo Corp.                                         9,000   30,072
    Toei Animation Co., Ltd.                                   900   21,973
    Toei Co., Ltd.                                          18,000  133,625
    Toenec Corp.                                             9,000   40,768
    Toho Bank, Ltd. (The)                                   56,000  175,545
    Toho Co. Ltd/Kobe                                       12,000   43,494
    Toho Co., Ltd.                                           2,800   62,258
    Toho Gas Co., Ltd.                                       3,000   17,887
    Toho Holdings Co., Ltd.                                 10,200  233,986
    Toho Zinc Co., Ltd.                                     34,000  127,198
    Tohoku Bank, Ltd. (The)                                 23,000   38,943
    Tokai Carbon Co., Ltd.                                  60,000  202,672
    Tokai Corp/Gifu                                            200    6,114
    TOKAI Holdings Corp.                                    10,300   33,559
    Tokai Lease Co., Ltd.                                    5,000    9,965
    Tokai Rika Co., Ltd.                                    15,900  322,171
    Tokai Rubber Industries, Ltd.                            9,700  108,915
    Tokai Tokyo Financial Holdings, Inc.                    50,881  462,713
    Token Corp.                                              2,020  130,216
    Tokio Marine Holdings, Inc.                             18,116  575,720
    Tokushu Tokai Paper Co., Ltd.                           21,000   46,019
#   Tokuyama Corp.                                          94,000  252,945
    Tokyo Broadcasting System Holdings, Inc.                 6,800  107,663
#   Tokyo Dome Corp.                                        28,000  216,335
    Tokyo Electron Device, Ltd.                                 13   20,982
    Tokyo Electron, Ltd.                                     4,000  204,737
    Tokyo Energy & Systems, Inc.                             5,000   24,508
    Tokyo Keiki, Inc.                                       11,000   24,352
    Tokyo Rakutenchi Co., Ltd.                               7,000   36,580
#*  Tokyo Rope Manufacturing Co., Ltd.                      50,000   67,844
    Tokyo Seimitsu Co., Ltd.                                 5,800  127,654
    Tokyo Steel Manufacturing Co., Ltd.                     30,100  122,857
    Tokyo Tatemono Co., Ltd.                                83,000  769,247
    Tokyo Tekko Co., Ltd.                                   13,000   51,304
    Tokyo Theatres Co., Inc.                                21,000   43,111
    Tokyo Tomin Bank, Ltd. (The)                             8,200  114,406
    Tokyu Community Corp.                                    1,800   93,446
*   Tokyu Construction Co., Ltd.                            29,790   71,883
    Tokyu Corp.                                              1,000    7,930
    Tokyu Land Corp.                                        47,000  577,868
    Tokyu Livable, Inc.                                      2,700   66,200
    Tokyu Recreation Co., Ltd.                               3,853   22,066
    Toli Corp.                                               9,000   20,262
    Tomato Bank, Ltd.                                       20,000   38,846
    Tomen Electronics Corp.                                  2,900   37,656
    Tomoe Corp.                                              5,200   20,845
#   Tomoe Engineering Co., Ltd.                              2,200   45,219

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Tomoku Co., Ltd.                                         22,000 $   69,820
    TOMONY Holdings, Inc.                                    38,400    157,935
#   Tomy Co., Ltd.                                           14,100     70,351
    Tonami Holdings Co., Ltd.                                11,000     25,183
    Toppan Forms Co., Ltd.                                   13,000    122,037
    Toppan Printing Co., Ltd.                                57,000    434,310
    Topre Corp.                                              10,300     96,072
    Topy Industries, Ltd.                                    58,000    135,347
    Toray Industries, Inc.                                    4,000     28,122
#   Toridoll.corp                                             3,900     52,550
    Torigoe Co., Ltd. (The)                                   2,300     14,988
    Torishima Pump Manufacturing Co., Ltd.                    3,600     29,292
    Tosei Corp.                                                  53     64,188
    Toshiba Machine Co., Ltd.                                29,000    177,336
    Toshiba Plant Systems & Services Corp.                    8,000    108,322
    Toshiba TEC Corp.                                        34,000    200,907
#   Tosho Printing Co., Ltd.                                  6,000     18,883
    Tosoh Corp.                                             144,000    474,940
#   Totetsu Kogyo Co., Ltd.                                   5,670     94,805
#   TOTO, Ltd.                                               10,000    103,713
    Tottori Bank, Ltd. (The)                                  8,000     17,598
    Touei Housing Corp.                                       3,800     80,447
    Towa Bank, Ltd. (The)                                    64,000     74,198
#   Towa Corp.                                                7,700     47,542
    Towa Pharmaceutical Co., Ltd.                               800     39,688
    Toyo Corp.                                                5,700     81,994
    Toyo Denki Seizo - Toyo Electric Manufacturing Co.,
      Ltd.                                                   18,000     61,621
    Toyo Engineering Corp.                                   25,000    119,630
    Toyo Ink SC Holdings Co., Ltd.                           54,000    251,938
#   Toyo Kanetsu KK                                          28,000     95,760
    Toyo Kohan Co., Ltd.                                     10,000     33,039
#   Toyo Securities Co., Ltd.                                25,000    103,101
    Toyo Seikan Group Holdings, Ltd.                         28,300    387,832
    Toyo Sugar Refining Co., Ltd.                             8,000      8,711
    Toyo Suisan Kaisha, Ltd.                                  2,000     67,971
#   Toyo Tanso Co., Ltd.                                      2,900     63,421
    Toyo Tire & Rubber Co., Ltd.                             47,000    252,918
    Toyo Wharf & Warehouse Co., Ltd.                         18,000     39,575
    Toyobo Co., Ltd.                                        204,000    356,027
    Toyoda Gosei Co., Ltd.                                   10,500    272,505
#   Toyota Boshoku Corp.                                      4,000     57,494
    Toyota Motor Corp.                                        4,180    242,598
    Toyota Motor Corp. Sponsored ADR                         11,600  1,349,080
    Toyota Tsusho Corp.                                      13,300    370,425
#   TPR Co., Ltd.                                             6,400    114,665
    Trancom Co., Ltd.                                           200      5,767
    Transcosmos, Inc.                                         3,900     54,474
    Trend Micro, Inc.                                           500     14,018
    Trusco Nakayama Corp.                                     5,900    121,936
    TS Tech Co., Ltd.                                         7,500    227,754
    TSI Holdings Co., Ltd.                                   24,205    178,640
    Tsubakimoto Chain Co.                                    25,000    133,965

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Tsubakimoto Kogyo Co., Ltd.                               2,000 $  5,458
#*  Tsudakoma Corp.                                          15,000   32,564
    Tsugami Corp.                                            18,000   92,565
    Tsukamoto Corp. Co., Ltd.                                 3,000    5,799
    Tsukishima Kikai Co., Ltd.                                7,000   65,910
    Tsukuba Bank, Ltd. (The)                                 20,400  100,873
    Tsumura & Co.                                               700   22,873
    Tsuruha Holdings, Inc.                                    1,300  126,680
    Tsurumi Manufacturing Co., Ltd.                           4,000   34,899
    Tv Tokyo Holdings Corp.                                     700    9,632
    U-Shin, Ltd.                                              8,600   63,070
    Ube Industries, Ltd.                                    170,000  343,724
    Ube Material Industries, Ltd.                            18,000   43,287
    Uchida Yoko Co., Ltd.                                    10,000   31,343
    Ueki Corp.                                                3,000    6,144
    UKC Holdings Corp.                                        3,800   88,923
*   Ulvac, Inc.                                              11,200   87,606
    Union Tool Co.                                            2,800   61,970
    Unipres Corp.                                             6,500  144,670
    United Arrows, Ltd.                                       2,400   93,051
*   Unitika, Ltd.                                           134,000   87,930
    UNY Group Holdings Co., Ltd.                             44,300  315,285
    Ushio, Inc.                                              16,100  164,045
    USS Co., Ltd.                                               400   51,314
    Valor Co., Ltd.                                           8,300  157,062
    Village Vanguard Co., Ltd.                                   18   38,028
    Vital KSK Holdings, Inc.                                  9,400   85,030
    VT Holdings Co., Ltd.                                     3,900   48,072
    Wacoal Holdings Corp.                                    30,000  331,265
#*  Wakachiku Construction Co., Ltd.                         34,000   39,852
    Wakita & Co., Ltd.                                        7,000   87,548
    Warabeya Nichiyo Co., Ltd.                                3,200   54,393
    Watabe Wedding Corp.                                      1,400   12,711
    WATAMI Co., Ltd.                                          1,100   20,068
    Weathernews, Inc.                                         1,700   41,669
    Welcia Holdings Co., Ltd.                                 1,000   52,576
    Wood One Co., Ltd.                                        6,000   19,785
    Wowow, Inc.                                                   4   11,593
    Xebio Co., Ltd.                                           7,100  167,368
    Y A C Co., Ltd.                                           3,200   17,913
    Yachiyo Bank, Ltd. (The)                                  3,200  119,394
    Yahagi Construction Co., Ltd.                             7,600   33,340
    Yaizu Suisankagaku Industry Co., Ltd.                       100      905
    Yakult Honsha Co., Ltd.                                     900   39,230
    YAMABIKO Corp.                                              800   22,855
#   Yamada Denki Co., Ltd.                                    8,720  420,814
    Yamagata Bank, Ltd. (The)                                37,000  183,527
    Yamaguchi Financial Group, Inc.                          41,000  445,255
    Yamaha Corp.                                             26,500  284,174
    Yamaha Motor Co., Ltd.                                   11,700  163,220
    Yamanashi Chuo Bank, Ltd. (The)                          39,000  180,976
    Yamatane Corp.                                           26,000   55,852

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
JAPAN -- (Continued)
    Yamato Holdings Co., Ltd.                                7,500 $    144,675
    Yamato International, Inc.                               1,500        6,928
#   Yamato Kogyo Co., Ltd.                                   6,600      218,292
    Yamaya Corp.                                             2,000       32,663
    Yamazaki Baking Co., Ltd.                               10,000      130,865
    Yamazen Corp.                                            7,800       49,674
    Yaoko Co., Ltd.                                            800       34,824
    Yaskawa Electric Corp.                                   7,000       85,650
    Yasuda Warehouse Co., Ltd. (The)                         3,400       40,447
    Yellow Hat, Ltd.                                         4,400       88,164
    Yodogawa Steel Works, Ltd.                              41,000      155,012
    Yokogawa Bridge Holdings Corp.                           8,000       84,159
    Yokogawa Electric Corp.                                  9,200       93,555
    Yokohama Reito Co., Ltd.                                12,000      108,136
    Yokohama Rubber Co., Ltd. (The)                         27,000      354,552
    Yokowo Co., Ltd.                                         5,100       29,825
    Yomeishu Seizo Co., Ltd.                                 2,000       17,738
    Yondenko Corp.                                           8,000       26,857
    Yonex Co., Ltd.                                          3,600       20,068
    Yorozu Corp.                                             5,600       93,596
    Yoshinoya Holdings Co., Ltd.                                33       38,461
    Yuasa Trading Co., Ltd.                                 43,000       90,986
#   Yuken Kogyo Co., Ltd.                                    7,000       16,595
    Yurtec Corp.                                            14,000       43,888
    Yusen Logistics Co., Ltd.                                4,700       49,487
#   Yushin Precision Equipment Co., Ltd.                     1,000       18,738
    Yushiro Chemical Industry Co., Ltd.                      3,800       36,665
    Zenrin Co., Ltd.                                         5,200       67,209
    Zensho Holdings Co., Ltd.                                2,100       27,844
    Zeon Corp.                                              10,000      107,672
    ZERIA Pharmaceutical Co., Ltd.                           2,000       30,741
    Zojirushi Corp.                                          4,000       13,508
                                                                   ------------
TOTAL JAPAN                                                         164,302,826
                                                                   ------------
NETHERLANDS -- (2.1%)
    Aalberts Industries NV                                  15,013      336,937
    Accell Group                                             4,866       88,805
    Aegon NV (5927375)                                     157,603    1,052,749
    Aegon NV (007924103)                                     7,624       51,538
*   AFC Ajax NV                                                 70          671
#   Akzo Nobel NV                                           23,385    1,410,358
#*  AMG Advanced Metallurgical Group NV                     10,989      101,388
    Amsterdam Commodities NV                                 2,169       48,148
#   APERAM                                                  14,206      175,384
    Arcadis NV                                               6,043      167,070
#   ArcelorMittal (03938L104)                               75,380      941,496
    ArcelorMittal (B03XPL1)                                  8,183      101,147
    ASM International NV                                     7,288      243,445
    Ballast Nedam                                              398        5,559
    BE Semiconductor Industries NV                          12,525      117,085
    Beter Bed Holding NV                                       942       17,667
    BinckBank NV                                            18,538      142,062

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
NETHERLANDS -- (Continued)
    Brunel International NV                                   1,958 $    83,022
    CSM                                                      23,658     529,573
*   DE Master Blenders 1753 NV                               16,297     258,883
    Delta Lloyd NV                                           39,484     759,211
    Exact Holding NV                                          2,291      48,715
    Fugro NV                                                  5,500     317,769
*   Grontmij                                                 11,833      57,239
#   Heijmans NV                                               6,308      58,034
#   Heineken NV                                               2,366     167,453
    Hunter Douglas NV                                           297      12,199
*   ING Groep NV                                             22,658     186,653
#*  ING Groep NV Sponsored ADR                               72,426     594,617
#*  Kardan NV                                                13,033       8,890
    KAS Bank NV                                               3,776      42,199
    Kendrion NV                                               1,665      40,941
    Koninklijke Ahold NV                                     24,941     393,998
    Koninklijke BAM Groep NV                                 68,205     302,313
    Koninklijke Boskalis Westminster NV                       4,559     190,195
    Koninklijke DSM NV                                       14,249     918,430
#   Koninklijke KPN NV                                        7,818      16,382
    Koninklijke Philips Electronics NV (500472303)           42,109   1,162,208
    Koninklijke Philips Electronics NV (5986622)             35,946     994,915
    Koninklijke Ten Cate NV                                   8,540     207,421
#   Koninklijke Vopak NV                                      3,612     200,023
    Koninklijke Wessanen NV                                  20,316      71,612
    Macintosh Retail Group NV                                 5,853      67,479
    Nutreco NV                                                5,852     556,446
*   Ordina NV                                                12,745      20,983
#*  PostNL NV                                                97,636     222,693
*   QIAGEN NV                                                24,936     494,288
    Randstad Holding NV                                       9,871     411,466
#   Reed Elsevier NV                                          4,897      79,482
    Reed Elsevier NV Sponsored ADR                            1,500      49,905
#*  Royal Imtech NV                                           9,135     101,845
*   SBM Offshore NV                                          25,912     415,797
    Sligro Food Group NV                                      3,731     123,001
#   SNS REAAL Groep NV                                       28,066          --
    Telegraaf Media Groep NV                                  5,819      68,839
    TKH Group NV                                              7,774     211,292
    TNT Express NV                                           36,537     280,727
#*  TomTom NV                                                29,933     135,177
    Unit4 NV                                                  5,665     193,072
    USG People NV                                            20,068     156,976
#   Wolters Kluwer NV                                        11,037     244,233
*   Xeikon NV                                                 5,490      33,146
                                                                    -----------
TOTAL NETHERLANDS                                                    16,491,251
                                                                    -----------
NEW ZEALAND -- (0.3%)
    Air New Zealand, Ltd.                                   109,206     140,469
    Auckland International Airport, Ltd.                    153,094     406,944
#   Chorus, Ltd.                                             11,621      27,409
    Chorus, Ltd. ADR                                            462       5,405

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NEW ZEALAND -- (Continued)
    Contact Energy, Ltd.                                     58,392 $  264,266
    Ebos Group, Ltd.                                          3,978     33,076
    Fisher & Paykel Healthcare Corp., Ltd.                   32,478     73,843
#   Fletcher Building, Ltd. (6341617)                        11,960     90,524
    Fletcher Building, Ltd. (6341606)                        37,414    283,840
    Freightways, Ltd.                                        11,951     46,121
    Hallenstein Glasson Holdings, Ltd.                          634      3,066
    Heartland New Zealand, Ltd.                             106,802     71,411
    Infratil, Ltd.                                           26,403     52,177
#   Mainfreight, Ltd.                                         8,733     78,918
    New Zealand Oil & Gas, Ltd.                              31,977     22,502
    New Zealand Refining Co., Ltd. (The)                     14,184     29,430
#   Nuplex Industries, Ltd.                                  32,256     92,162
    NZX, Ltd.                                                27,599     31,453
    Pike River Coal, Ltd.                                    12,312         --
    Port of Tauranga, Ltd.                                   13,291    176,642
    Restaurant Brands New Zealand, Ltd.                      16,668     42,307
    Ryman Healthcare, Ltd.                                   19,047     99,651
    Skellerup Holdings, Ltd.                                 12,776     16,229
    Sky Network Television, Ltd.                             30,764    150,943
#   SKYCITY Entertainment Group, Ltd.                        48,819    186,740
    Tower, Ltd.                                              27,672     40,822
    TrustPower, Ltd.                                          8,621     53,903
    Vector, Ltd.                                              9,805     23,383
    Warehouse Group, Ltd. (The)                               3,266     11,063
*   Xero, Ltd.                                                2,624     33,503
                                                                    ----------
TOTAL NEW ZEALAND                                                    2,588,202
                                                                    ----------
NORWAY -- (1.1%)
    ABG Sundal Collier Holding ASA                           78,760     57,685
*   Agasti Holding ASA                                       21,755      4,716
    Aker ASA Class A                                          4,406    136,252
    Aker Solutions ASA                                        4,011     56,137
*   Algeta ASA                                                1,286     43,701
*   Archer, Ltd.                                             48,980     32,248
#   Atea ASA                                                 15,208    164,388
    Austevoll Seafood ASA                                    23,984    158,796
    Bakkafrost P/F                                            1,056     13,357
    Bonheur ASA                                               2,527     56,474
    BW Offshore, Ltd.                                        85,320     80,985
*   BWG Homes ASA                                            14,417     33,272
#   Cermaq ASA                                               16,789    250,749
    Copeinca ASA                                              4,968     52,176
*   Deep Sea Supply P.L.C.                                   17,544     27,374
#*  Det Norske Oljeselskap ASA                                6,863     97,807
    DNB ASA                                                  36,089    590,976
#*  DNO International ASA                                    82,820    145,180
#*  DOF ASA                                                  10,688     45,980
    Ekornes ASA                                               2,840     45,489
*   Electromagnetic GeoServices A.S.                         24,789     36,038
    Eltek ASA                                                78,226     78,552
    Evry ASA                                                 20,232     29,057

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NORWAY -- (Continued)
    Farstad Shipping ASA                                      4,288 $   89,793
    Fred Olsen Energy ASA                                     2,543    110,939
#*  Frontline, Ltd.                                          10,435     19,510
    Ganger Rolf ASA                                           3,945     86,913
#   Gjensidige Forsikring ASA                                 4,543     73,265
    Golar LNG, Ltd.                                           3,400    113,628
*   Golden Ocean Group, Ltd.                                 82,104     79,155
*   Grieg Seafood ASA                                         7,041     17,703
*   Hurtigruten ASA                                          42,015     20,476
#*  Kongsberg Automotive Holding ASA                        151,365     46,306
    Kongsberg Gruppen A.S.                                      960     18,148
    Kvaerner ASA                                             47,257     79,761
    Leroey Seafood Group ASA                                  5,360    168,424
*   Marine Harvest ASA                                      412,814    429,540
#*  Nordic Semiconductor ASA                                 16,465     50,045
#   Norsk Hydro ASA                                          88,251    415,628
#*  Norske Skogindustrier ASA                                29,051     13,022
    Northern Offshore, Ltd.                                  31,223     53,814
*   Norwegian Air Shuttle A.S.                                5,170    248,653
*   Norwegian Energy Co. A.S.                                38,070     23,513
#*  Odfjell SE Class A                                        5,645     25,836
    Opera Software ASA                                        4,000     27,260
    Orkla ASA                                                74,935    675,713
#*  Panoro Energy ASA                                        31,247     13,671
    Petroleum Geo-Services ASA                                9,278    136,316
    Prosafe SE                                                2,344     22,542
*   Q-Free ASA                                                3,734     10,663
#*  Renewable Energy Corp. ASA                              178,420     49,598
#*  Salmar ASA                                                  882      8,875
#   Schibsted ASA                                             1,854     80,693
#*  Sevan Marine ASA                                         11,522     35,093
*   Siem Offshore, Inc.                                      35,593     47,802
    Solstad Offshore ASA                                      2,300     40,280
#*  Songa Offshore SE                                        33,919     33,759
    SpareBank 1 SMN                                          27,627    235,233
#   SpareBank 1 SR Bank ASA                                  27,272    243,924
    Statoil ASA                                              14,141    346,191
    Statoil ASA Sponsored ADR                                12,080    295,960
    Stolt-Nielsen, Ltd.                                       6,304    130,253
*   Storebrand ASA                                           68,353    311,806
#   Subsea 7 SA                                              27,212    587,460
    Telenor ASA                                               8,010    180,505
    TGS Nopec Geophysical Co. ASA                             2,774     99,745
#   Tomra Systems ASA                                        13,900    130,313
    TTS Group ASA                                             6,609      9,296
#   Veidekke ASA                                              6,669     52,661
#*  Veripos, Inc.                                             2,378      8,091
#   Wilh Wilhelmsen ASA                                      10,622     86,104
#   Wilh Wilhelmsen Holding ASA Class A                       3,806    106,058
#   Yara International ASA                                    4,898    230,078
                                                                    ----------
TOTAL NORWAY                                                         8,657,404
                                                                    ----------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
POLAND -- (0.0%)
*   Arctic Paper SA                                              928 $    1,632
                                                                     ----------
PORTUGAL -- (0.4%)
    Altri SGPS SA                                             36,292     93,820
#*  Banco BPI SA                                             114,420    164,292
#*  Banco Comercial Portugues SA                           1,914,694    265,464
*   Banco Espirito Santo SA                                  381,329    436,925
*   BANIF - Banco Internacional do Funchal SA                  7,050      1,117
    Cimpor Cimentos de Portugal SGPS SA                       14,669     66,165
#*  EDP Renovaveis SA                                         45,861    239,025
    Galp Energia SGPS SA                                       5,327     85,374
#   Jeronimo Martins SGPS SA                                   5,273    125,773
    Mota-Engil SGPS SA                                        11,981     33,135
    Portucel SA                                               49,814    180,406
    Portugal Telecom SGPS SA                                 122,225    637,747
    REN - Redes Energeticas Nacionais SGPS SA                  8,605     26,201
*   SAG GEST-Solucoes Automovel Globais SGPS SA                5,778      1,980
    Semapa-Sociedade de Investimento e Gestao                 16,535    156,255
    Sonae                                                    221,546    215,116
#*  Sonae Industria SGPS SA                                   12,295      8,802
    Sonaecom - SGPS SA                                        27,808     65,071
*   Teixeira Duarte SA                                        10,457      6,191
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                      20,678     92,737
                                                                     ----------
TOTAL PORTUGAL                                                        2,901,596
                                                                     ----------
RUSSIA -- (0.0%)
*   Alliance Oil Co., Ltd.                                    20,354    162,824
                                                                     ----------
SINGAPORE -- (1.5%)
*   Abterra, Ltd.                                             40,000     22,406
    Amara Holdings, Ltd.                                      90,000     42,840
    Amtek Engineering, Ltd.                                   16,000      6,705
    ASL Marine Holdings, Ltd.                                 74,200     40,966
    Ausgroup, Ltd.                                           134,061     57,279
*   Banyan Tree Holdings, Ltd.                                84,000     42,008
*   Beng Kuang Marine, Ltd.                                   99,000     11,230
*   Biosensors International Group, Ltd.                     143,000    139,692
    Boustead Singapore, Ltd.                                  44,000     48,620
    Breadtalk Group, Ltd.                                     23,000     18,114
    Bukit Sembawang Estates, Ltd.                             29,000    168,181
    Bund Center Investment, Ltd.                              53,000      9,489
    CapitaLand, Ltd.                                         215,101    655,982
    CH Offshore, Ltd.                                         65,000     24,584
    China Aviation Oil Singapore Corp., Ltd.                  54,000     45,182
    Chip Eng Seng Corp., Ltd.                                205,000    135,855
    City Developments, Ltd.                                   15,000    137,520
    ComfortDelGro Corp., Ltd.                                 53,000     85,514
    Cosco Corp. Singapore, Ltd.                              139,000     99,101
    Creative Technology, Ltd.                                  3,750      7,996
    CSE Global, Ltd.                                         103,000     70,574
    CWT, Ltd.                                                 46,000     63,379
    DBS Group Holdings, Ltd.                                  44,180    602,671
*   Delong Holdings, Ltd.                                     33,000     10,315

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
SINGAPORE -- (Continued)
    Elec & Eltek International Co., Ltd.                     14,000 $ 32,773
    Eu Yan Sang International, Ltd.                          20,000   10,396
#*  Ezra Holdings, Ltd.                                     219,000  170,478
*   Falcon Energy Group, Ltd.                                64,000   18,734
    Far East Orchard, Ltd.                                   48,984   88,858
    First Resources, Ltd.                                    21,000   29,552
    FJ Benjamin Holdings, Ltd.                               75,000   16,193
#   Fragrance Group, Ltd.                                   116,000   23,104
    Freight Links Express Holdings, Ltd.                    395,000   27,905
*   Gallant Venture, Ltd.                                    51,000   11,620
    Genting Singapore P.L.C.                                 35,000   43,739
    GMG Global, Ltd.                                        921,000   86,111
    Golden Agri-Resources, Ltd.                             801,000  345,168
    Goodpack, Ltd.                                           15,000   20,467
#   GuocoLand, Ltd.                                          53,333   97,877
    GuocoLeisure, Ltd.                                       39,000   27,751
    Guthrie GTS, Ltd.                                        52,000   32,192
*   Healthway Medical Corp., Ltd.                           184,125   14,072
    HG Metal Manufacturing, Ltd.                            123,000    9,676
    Hi-P International, Ltd.                                 76,000   43,296
    Hiap Hoe, Ltd.                                           39,000   20,590
    Ho Bee Investment, Ltd.                                  72,000  125,895
*   Hong Fok Corp., Ltd.                                    106,800   58,635
    Hong Leong Asia, Ltd.                                    41,000   54,219
    Hotel Grand Central, Ltd.                                 6,335    5,822
    Hotel Properties, Ltd.                                   66,000  185,275
    Hour Glass, Ltd. (The)                                   36,000   51,501
    HTL International Holdings, Ltd.                         41,000   10,215
    Hwa Hong Corp., Ltd.                                     21,000    6,239
#   Hyflux, Ltd.                                             67,500   75,222
    Indofood Agri Resources, Ltd.                           167,000  144,732
    InnoTek, Ltd.                                            37,000    8,899
*   Interra Resources, Ltd.                                  17,000    6,587
    IPC Corp., Ltd.                                         238,000   28,676
    Jaya Holdings, Ltd.                                      45,000   24,507
    K-Green Trust                                            22,400   18,936
    Keppel Corp., Ltd.                                       11,000   95,950
    Keppel Land, Ltd.                                       110,390  364,709
    Keppel REIT                                               2,200    2,700
    Keppel Telecommunications & Transportation, Ltd.         42,000   46,801
    Koh Brothers Group, Ltd.                                175,000   43,391
    LC Development, Ltd.                                    128,000   15,819
*   Li Heng Chemical Fibre Technologies, Ltd.               115,000   11,861
    Lian Beng Group, Ltd.                                   143,000   60,417
    Low Keng Huat Singapore, Ltd.                            78,000   45,984
    M1, Ltd.                                                 23,000   63,173
*   Manhattan Resources, Ltd.                                47,000   13,012
    Marco Polo Marine, Ltd.                                  39,000   13,502
    Mermaid Maritime PCL                                      3,000      927
    Mewah International, Inc.                                83,000   30,413
#   Midas Holdings, Ltd.                                    330,000  133,280
    Nam Cheong, Ltd.                                        203,000   42,819

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
SINGAPORE -- (Continued)
#*  Neptune Orient Lines, Ltd.                                196,250 $175,086
    Noble Group, Ltd.                                         291,000  266,932
    NSL, Ltd.                                                  16,000   19,941
*   Oceanus Group, Ltd.                                     1,037,000   43,025
#   Olam International, Ltd.                                  292,000  399,016
    OSIM International, Ltd.                                   44,000   71,451
#*  Otto Marine, Ltd.                                         166,500   11,249
    Oversea-Chinese Banking Corp., Ltd.                        42,269  373,150
#   Overseas Union Enterprise, Ltd.                           102,000  258,141
    Pan Pacific Hotels Group, Ltd.                             31,000   58,454
    Pan-United Corp., Ltd.                                     47,000   35,544
    Popular Holdings, Ltd.                                    116,000   26,377
    QAF, Ltd.                                                  72,563   57,234
*   Raffles Education Corp., Ltd.                             189,420   49,308
    Raffles Medical Group, Ltd.                                12,000   33,321
    Rotary Engineering, Ltd.                                   80,000   30,883
*   S I2I, Ltd.                                               356,000    6,057
    SATS, Ltd.                                                 43,380  110,909
    SembCorp Industries, Ltd.                                  27,000  109,719
#   SembCorp Marine, Ltd.                                       7,000   24,592
    SIA Engineering Co., Ltd.                                   1,000    4,110
    Sim Lian Group, Ltd.                                       51,000   36,397
    Sinarmas Land, Ltd.                                       183,000   73,906
    Singapore Airlines, Ltd.                                   58,000  523,745
    Singapore Exchange, Ltd.                                    9,000   54,804
    Singapore Land, Ltd.                                       22,000  158,125
    Singapore Post, Ltd.                                       96,000  100,604
#   Singapore Press Holdings, Ltd.                             22,000   79,729
    Singapore Technologies Engineering, Ltd.                   19,000   68,002
    Singapore Telecommunications, Ltd.                         86,000  274,710
    SMRT Corp., Ltd.                                           25,000   30,043
    Stamford Land Corp., Ltd.                                 154,000   74,425
    StarHub, Ltd.                                               8,000   30,764
    Sunningdale Tech, Ltd.                                    143,000   15,359
*   SunVic Chemical Holdings, Ltd.                             90,000   32,245
    Super Group, Ltd.                                          22,000   70,341
    Swiber Holdings, Ltd.                                     154,000   76,510
    Swissco Holdings, Ltd.                                     48,000   10,533
    Tat Hong Holdings, Ltd.                                    93,000  112,620
    Tiong Woon Corp. Holding, Ltd.                            136,000   42,627
*   Triyards holdings, Ltd.                                    21,900   13,485
    Tuan Sing Holdings, Ltd.                                  156,000   45,627
    UMS Holdings, Ltd.                                         97,000   37,439
    United Engineers, Ltd.                                     65,000  165,939
    United Envirotech, Ltd.                                    83,000   52,680
    United Industrial Corp., Ltd.                             103,000  251,916
    United Overseas Bank, Ltd.                                 18,045  313,573
    UOB-Kay Hian Holdings, Ltd.                                93,000  129,933
    UOL Group, Ltd.                                            52,000  301,919
    UPP Holdings, Ltd.                                         32,000    7,431
    Vard Holdings, Ltd.                                        57,000   47,824
    Venture Corp., Ltd.                                        61,000  412,028

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SINGAPORE -- (Continued)
    WBL Corp., Ltd.                                          22,000 $    74,108
    Wheelock Properties Singapore, Ltd.                      24,000      38,243
    Wilmar International, Ltd.                               47,000     127,582
    Wing Tai Holdings, Ltd.                                 132,768     235,197
    Yeo Hiap Seng, Ltd.                                      10,160      21,311
    Yongnam Holdings, Ltd.                                  308,000      75,031
                                                                    -----------
TOTAL SINGAPORE                                                      11,888,127
                                                                    -----------
SPAIN -- (1.7%)
    Abengoa SA                                                6,788      18,164
#   Abengoa SA Class B                                       27,152      66,230
    Abertis Infraestructuras SA                               5,482     102,291
    Acciona SA                                                6,424     420,264
#   Acerinox SA                                              12,342     133,179
    ACS Actividades de Construccion y Servicios SA            5,124     131,600
    Adveo Group International SA                              2,843      45,183
    Almirall SA                                              13,122     173,470
    Amadeus IT Holding SA Class A                             3,704     109,292
*   Amper SA                                                  3,485       6,280
#   Antena 3 de Television SA                                 5,451      33,243
#   Banco Bilbao Vizcaya Argentaria SA                      104,990   1,022,032
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR         34,534     338,433
#   Banco de Sabadell SA                                    542,015   1,125,930
*   Banco Espanol de Credito SA                              10,729      49,426
#*  Banco Popular Espanol SA                                631,832     491,944
    Banco Santander SA                                      225,183   1,626,170
    Banco Santander SA Sponsored ADR                         51,766     375,303
#   Bankinter SA (5474008)                                   76,914     282,841
    Bankinter SA (B87RCP8)                                   42,727     157,329
*   Baron de Ley                                                967      63,100
#   Bolsas y Mercados Espanoles SA                            4,896     132,889
    CaixaBank                                               114,205     422,279
#*  Caja de Ahorros del Mediterraneo                          8,736          --
*   Campofrio Food Group SA                                   1,520       9,972
*   Cementos Portland Valderrivas SA                          1,746       8,947
#   Cie Automotive SA                                        11,237      78,945
*   Codere SA                                                   530       1,437
    Construcciones y Auxiliar de Ferrocarriles SA               234      92,366
*   Deoleo SA                                               106,393      37,161
    Dinamia Capital Privado Sociedad de Capital Riesgo SA        27         183
    Distribuidora Internacional de Alimentacion SA            9,770      75,731
    Duro Felguera SA                                          7,224      51,446
#   Ebro Foods SA                                            10,737     220,262
    Elecnor SA                                                4,468      50,781
    Enagas SA                                                 7,569     201,571
    Ence Energia y Celulosa S.A                              46,498     122,654
*   Ercros SA                                                29,067      15,938
#   Faes Farma SA                                            31,001      84,895
    Ferrovial SA                                             15,481     256,094
    Fluidra SA                                                  921       2,978
#   Fomento de Construcciones y Contratas SA                  9,114      94,552
    Gamesa Corp. Tecnologica SA                              83,192     325,248

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SPAIN -- (Continued)
    Gas Natural SDG SA                                       18,758 $   392,786
*   Grifols SA                                                2,915     117,009
*   Grifols SA Class B                                            1          23
    Grupo Catalana Occidente SA                               6,084     137,870
    Iberdrola SA                                            147,403     792,522
    Iberpapel Gestion SA                                        130       2,440
#   Indra Sistemas SA                                        15,935     214,399
*   Inmobiliaria Colonial SA                                  1,264       1,425
*   Jazztel P.L.C.                                           25,956     195,153
    Laboratorios Farmaceuticos Rovi SA                        1,442      13,185
    Mapfre SA                                                18,630      68,233
#*  Mediaset Espana Comunicacion SA                          26,138     204,871
    Melia Hotels International SA                             4,919      36,443
    Miquel y Costas & Miquel SA                               1,681      50,874
#*  NH Hoteles SA                                            23,746      82,704
    Obrascon Huarte Lain SA                                   6,047     223,644
    Papeles y Cartones de Europa SA                           7,764      26,370
    Pescanova SA                                              4,776          --
#*  Promotora de Informaciones SA Class A                    67,092      19,892
    Prosegur Cia de Seguridad SA                             14,050      78,538
*   Realia Business SA                                       14,616       8,996
    Red Electrica Corp. SA                                    4,942     262,712
    Repsol SA                                                13,500     316,501
    Repsol SA Sponsored ADR                                   8,778     205,054
*   Sacyr Vallehermoso SA                                    88,968     185,138
*   Sociedad Nacional de Industrias Apicaciones Celulosa
      Espanola SA                                               538         277
*   Solaria Energia y Medio Ambiente SA                       8,257       5,939
    Tecnicas Reunidas SA                                      1,742      84,411
    Telefonica SA                                            22,213     325,250
    Telefonica SA Sponsored ADR                               7,184     104,671
    Tubacex SA                                               16,869      47,459
#   Tubos Reunidos SA                                        23,431      50,577
    Vidrala SA                                                4,008     133,608
    Viscofan SA                                               3,785     196,687
*   Vocento SA                                                  845       1,032
    Zardoya Otis SA                                             847      11,838
*   Zeltia SA                                                14,869      30,159
                                                                    -----------
TOTAL SPAIN                                                          13,686,723
                                                                    -----------
SWEDEN -- (2.8%)
    AarhusKarlshamn AB                                        3,387     177,899
    Acando AB                                                18,648      48,179
*   Active Biotech AB                                         1,997      17,545
    AddTech AB Class B                                        1,162      39,731
#   AF AB Class B                                             7,716     212,476
#   Alfa Laval AB                                             4,247      93,617
*   Arise Windpower AB                                        1,403       5,418
#   Assa Abloy AB Class B                                     6,882     275,409
#   Atrium Ljungberg AB Class B                                 485       6,731
    Avanza Bank Holding AB                                    1,688      37,442
#   Axfood AB                                                 1,350      59,485
#   Axis Communications AB                                    3,786     104,260

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
SWEDEN -- (Continued)
    B&B Tools AB Class B                                     5,852 $ 71,423
*   BE Group AB                                              8,493   21,346
#   Beijer AB G&L Class B                                    5,568   97,604
    Beijer Alma AB                                           2,460   50,155
#   Beijer Electronics AB                                      728    7,983
    Betsson AB                                               2,228   65,260
    Bilia AB Class A                                         5,411   94,013
    BillerudKorsnas AB                                      48,247  478,889
    BioGaia AB Class B                                         778   27,209
#   Biotage AB                                              10,917   14,690
    Bjoern Borg AB (B8ZRVS6)                                 5,637    2,609
    Bjoern Borg AB (B8G3M79)                                 5,637   30,007
    Boliden AB                                              50,452  805,715
#   Bure Equity AB                                          19,350   68,473
    Byggmax Group AB                                         5,119   29,647
    Castellum AB                                             9,040  135,361
    Cision AB                                                  537    3,791
#   Clas Ohlson AB Class B                                   6,555   88,392
#   Concentric AB                                            8,712   89,003
    Concordia Maritime AB Class B                           10,317   16,949
    Duni AB                                                  8,868   83,826
*   East Capital Explorer AB                                 2,826   20,533
    Electrolux AB Series B                                  25,236  718,249
    Elekta AB Class B                                       13,870  212,675
#*  Eniro AB                                                35,777   86,646
    Fabege AB                                                7,912   85,687
*   Fastighets AB Balder                                     5,442   39,513
    Getinge AB Class B                                       8,594  259,133
    Gunnebo AB                                              10,626   44,987
#*  Hakon Invest AB                                          8,061  217,640
#   Haldex AB                                               14,225   90,589
    Hexagon AB Class B                                      16,888  484,488
    Hexpol AB                                                3,972  223,963
*   HIQ International AB (B97F1H4)                           5,939    2,190
    HIQ International AB (B83KBP4)                           5,939   33,705
#   Hoganas AB Class B                                       4,200  201,179
    Holmen AB Class B                                       15,652  438,722
    Hufvudstaden AB Class A                                  2,399   31,402
    Husqvarna AB Class A                                    16,643   96,475
    Husqvarna AB Class B                                    98,080  567,508
    Industrial & Financial Systems Class B                   3,767   71,564
    Indutrade AB                                             1,483   51,504
#   Intrum Justitia AB                                       6,733  138,479
#   JM AB                                                   13,589  306,043
*   KappAhl AB                                              10,430   41,111
    Klovern AB                                               4,341   19,675
#   KNOW IT AB                                               5,593   44,878
    Kungsleden AB                                           15,159  106,291
    Lagercrantz AB Class B                                   3,413   45,102
#   Lindab International AB                                 18,629  146,541
    Loomis AB Class B                                       13,680  267,433
*   Lundin Petroleum AB                                      7,830  188,273

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SWEDEN -- (Continued)
    Meda AB Class A                                          66,291 $  793,533
#*  Medivir AB Class B                                        3,681     39,071
#   Mekonomen AB                                              1,728     54,627
*   Micronic Mydata AB                                       22,549     48,201
#   Millicom International Cellular SA                          763     62,668
    MQ Holding AB                                             4,252      9,530
    NCC AB Class A                                              516     12,144
    NCC AB Class B                                           18,526    440,810
*   Net Entertainment NE AB Class B                           2,208     34,664
#*  Net Insight AB Class B                                   44,491      9,232
#   New Wave Group AB Class B                                11,239     60,880
    Nibe Industrier AB Class B                                6,142    100,247
    Nobia AB                                                 34,703    199,781
#   Nolato AB Class B                                         5,192     87,914
    Nordea Bank AB                                           80,010    962,762
#   Nordnet AB Class B                                       24,240     67,854
#   OEM International AB Class B                              1,100     11,662
*   Orexo AB                                                  4,651     39,957
*   PA Resources AB                                           1,706      6,187
    Peab AB                                                  48,705    273,303
#   Pricer AB Class B                                        26,995     37,343
#   Proact IT Group AB                                        1,449     17,174
#   Proffice AB Class B                                       6,502     22,476
    Ratos AB Class B                                         35,820    346,124
#   ReadSoft AB Class B                                       7,704     31,925
*   Rederi AB Transatlantic                                   4,088      2,472
*   Rezidor Hotel Group AB                                   18,581     88,177
#   Saab AB Class B                                          18,014    395,387
#   Sandvik AB                                                6,198     88,406
*   SAS AB                                                   39,445     86,407
    Scania AB Class B                                         3,522     75,322
    Securitas AB Class B                                     32,941    324,152
#   Semcon AB                                                 3,664     33,465
    Skandinaviska Enskilda Banken AB Class A                137,821  1,417,813
#   Skanska AB Class B                                       32,034    546,492
#   SKF AB Class B                                            6,178    144,222
    SkiStar AB                                                4,280     50,170
#   SSAB AB Class A                                          45,142    332,602
    SSAB AB Class B                                          25,655    164,771
    Svenska Cellulosa AB Class A                              5,303    145,410
    Svenska Cellulosa AB Class B                             56,655  1,475,796
    Svenska Handelsbanken AB Class A                         13,978    637,231
#   Sweco AB Class B                                          2,946     35,488
    Swedbank AB Class A                                      24,118    593,873
#   Swedish Match AB                                          4,073    141,294
*   Swedish Orphan Biovitrum AB                              33,543    214,661
#   Systemair AB                                                819     13,357
    Tele2 AB Class B                                         15,451    265,126
    Telefonaktiebolaget LM Ericsson Class A                   4,300     51,922
#   Telefonaktiebolaget LM Ericsson Class B                  79,409    987,560
    Telefonaktiebolaget LM Ericsson Sponsored ADR               900     11,079
    TeliaSonera AB                                           55,716    384,427

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
SWEDEN -- (Continued)
    TradeDoubler AB                                          8,288 $    18,773
#   Transmode Holding AB                                     1,076      13,112
#   Trelleborg AB Class B                                   62,039     923,709
    Unibet Group P.L.C.                                      3,049     105,657
#   Vitrolife AB                                               850       8,052
    Volvo AB Class A                                         7,822     107,988
    Volvo AB Class B                                        18,915     262,158
    Wallenstam AB Class B                                    4,077      58,237
    Wihlborgs Fastigheter AB                                 4,450      73,697
                                                                   -----------
TOTAL SWEDEN                                                        22,691,249
                                                                   -----------
SWITZERLAND -- (6.5%)
    ABB, Ltd.                                               14,725     333,917
#   ABB, Ltd. Sponsored ADR                                 16,820     379,627
*   Acino Holding AG                                         1,178     121,653
    Actelion, Ltd.                                           4,612     282,385
    Adecco SA                                               15,658     837,527
*   AFG Arbonia-Forster Holding AG                           5,628     161,223
    Allreal Holding AG                                       4,159     608,643
#   Alpiq Holding AG                                           425      53,954
    ALSO Holding AG                                            321      15,591
    ams AG                                                   2,877     268,511
    APG SGA SA                                                  94      23,552
    Aryzta AG                                               20,455   1,270,060
    Ascom Holding AG                                         9,555     123,890
    Autoneum Holding AG                                        720      49,505
#   Bachem Holding AG Class B                                  888      37,889
    Baloise Holding AG                                      11,538   1,189,281
    Bank Coop AG                                             1,479      79,791
    Banque Cantonale de Geneve                                 163      41,553
    Banque Cantonale Vaudoise                                  561     310,839
    Banque Privee Edmond de Rothschild SA                        1      21,160
    Barry Callebaut AG                                         175     170,975
    Basilea Pharmaceutica                                    2,341     129,494
    Basler Kantonalbank                                        599      54,126
    Belimo Holding AG                                           60     136,597
    Bell AG                                                     32      77,585
    Bellevue Group AG                                        1,194      13,399
#   Berner Kantonalbank AG                                   1,298     361,873
    BKW AG                                                     645      22,277
*   Bobst Group AG                                           2,463      79,677
    Bossard Holding AG                                         987     145,756
    Bucher Industries AG                                     2,348     566,744
    Burckhardt Compression Holding AG                          467     190,988
    Burkhalter Holding AG                                      116      45,817
    Centralschweizerische Kraftwerke AG                         31      10,235
*   Cham Paper Holding AG                                       17       3,534
#*  Charles Voegele Holding AG                               3,608      50,320
    Cie Financiere Richemont SA Class A                      9,818     794,558
    Cie Financiere Tradition SA                                305      16,421
    Clariant AG                                             71,247   1,042,379
*   Coca-Cola HBC AG ADR                                     7,574     195,030

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SWITZERLAND -- (Continued)
    Coltene Holding AG                                        1,771 $   91,516
    Conzzeta AG                                                  35     65,766
    Credit Suisse Group AG                                  122,750  3,408,894
    Credit Suisse Group AG Sponsored ADR                     26,467    761,720
    Daetwyler Holding AG                                      1,515    172,439
*   Dufry AG                                                  2,291    305,215
#   EFG International AG                                     15,468    206,801
    Emmi AG                                                     718    222,402
    EMS-Chemie Holding AG                                       439    126,953
    Energiedienst Holding AG                                  1,258     48,030
    Flughafen Zuerich AG                                      1,372    667,559
    Forbo Holding AG                                            495    319,608
#   Galenica AG                                               1,008    661,859
    GAM Holding AG                                           63,417  1,121,525
*   Gategroup Holding AG                                      7,072    137,062
    Geberit AG                                                  739    180,598
    Georg Fischer AG                                          1,472    641,123
    Givaudan SA                                                 282    363,168
    Gurit Holding AG                                             97     39,597
    Helvetia Holding AG                                       1,977    829,421
    Holcim, Ltd.                                             27,255  2,126,026
    Huber & Suhner AG                                         3,589    175,302
    Implenia AG                                               4,270    234,555
    Inficon Holding AG                                          363    112,911
    Interroll Holding AG                                        121     50,629
    Intershop Holdings                                           90     30,956
    Julius Baer Group, Ltd.                                  35,941  1,432,765
    Jungfraubahn Holding AG                                      27      1,872
    Kaba Holding AG Class B                                     742    290,512
    Kardex AG                                                 1,349     47,875
#   Komax Holding AG                                          1,188    127,738
    Kudelski SA                                              15,789    199,051
    Kuehne + Nagel International AG                           1,113    127,487
    Kuoni Reisen Holding AG                                   1,216    371,148
    LEM Holding SA                                               94     57,052
    Liechtensteinische Landesbank AG                          1,962     82,596
    Lindt & Spruengli AG                                          1     44,564
#   Logitech International SA                                46,055    293,662
    Lonza Group AG                                           18,018  1,255,531
#   Luzerner Kantonalbank AG                                    866    344,688
    MCH Group AG                                                 86      5,711
#   Metall Zug AG                                                46    111,809
#*  Meyer Burger Technology AG                               10,713     65,520
    Micronas Semiconductor Holding AG                         8,922     62,900
    Mikron Holding AG                                         4,766     29,496
    Mobilezone Holding AG                                     2,526     24,523
    Mobimo Holding AG                                         2,138    480,477
*   Myriad Group AG                                           4,819     12,763
    Nestle SA                                                29,483  2,102,505
#   Nobel Biocare Holding AG                                  9,798    109,818
    Novartis AG                                               3,867    286,265
    Novartis AG ADR                                          28,202  2,080,180

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    OC Oerlikon Corp. AG                                    56,644 $  655,676
*   Orascom Development Holding AG                           1,261     12,349
    Orell Fuessli Holding AG                                   184     17,719
    Orior AG                                                 1,013     54,468
    Panalpina Welttransport Holding AG                       2,100    204,494
    Partners Group Holding AG                                  465    119,303
    Phoenix Mecano AG                                          168     84,940
    PSP Swiss Property AG                                    1,506    141,378
    PubliGroupe AG                                             558     80,895
    Rieter Holding AG                                        1,034    172,812
    Romande Energie Holding SA                                  52     55,919
    Schaffner Holding AG                                        39      9,059
    Schindler Holding AG                                       551     80,700
#*  Schmolz + Bickenbach AG                                 17,745     52,028
    Schweiter Technologies AG                                  331    209,388
    Schweizerische National-Versicherungs-Gesellschaft AG    4,294    205,133
    SGS SA                                                      64    154,761
    Siegfried Holding AG                                     1,146    151,154
    Sika AG                                                    203    490,539
    Sonova Holding AG                                        1,120    122,011
    St Galler Kantonalbank AG                                  799    349,631
#   Straumann Holding AG                                       492     64,588
    Sulzer AG                                                5,241    895,635
    Swatch Group AG (The) (7184725)                            873    500,858
    Swatch Group AG (The) (7184736)                          1,122    112,829
    Swiss Life Holding AG                                    6,673  1,057,163
    Swiss Re AG                                             36,499  2,904,648
    Swisscom AG                                                339    159,676
    Swisslog Holding AG                                     74,559     97,993
    Swissquote Group Holding SA                              3,840    127,617
    Syngenta AG                                                391    167,160
    Syngenta AG ADR                                          2,693    230,251
    Tamedia AG                                                 359     39,369
    Tecan Group AG                                           1,744    162,344
*   Temenos Group AG                                         6,344    150,032
*   Tornos Holding AG                                        2,333     11,265
    U-Blox AG                                                1,574     84,836
#   UBS AG (H89231338)                                      51,141    909,798
    UBS AG (B18YFJ4)                                        68,935  1,229,691
    Valiant Holding                                          3,825    358,634
    Valora Holding AG                                          959    188,292
    Vaudoise Assurances Holding SA Class B                     298    112,268
    Verwaltungs- und Privat-Bank AG                            990     79,379
    Vetropack Holding AG                                        61    123,664
#*  Von Roll Holding AG                                     12,622     22,504
    Vontobel Holding AG                                      8,832    285,010
    Walliser Kantonalbank                                       41     37,876
    Walter Meier AG                                            525     31,591
    Ypsomed Holding AG                                         784     46,414
#   Zehnder Group AG                                         2,320    102,644
*   Zug Estates Holding AG                                      50     67,002
    Zuger Kantonalbank AG                                       20    107,237

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Zurich Insurance Group AG                                17,042 $ 4,762,244
                                                                    -----------
TOTAL SWITZERLAND                                                    52,123,348
                                                                    -----------
UNITED KINGDOM -- (16.2%)
    4imprint Group P.L.C.                                       979       7,680
    888 Holdings PLC                                         29,087      76,872
    A.G.BARR P.L.C.                                           7,158      61,016
    Aberdeen Asset Management P.L.C.                         71,672     500,293
    Acal P.L.C.                                               3,887      12,768
    Admiral Group P.L.C.                                      3,611      71,931
*   Afren P.L.C.                                            192,537     401,838
    African Barrick Gold P.L.C.                              30,305      82,577
*   Aga Rangemaster Group P.L.C.                             18,295      22,349
    Aggreko P.L.C.                                            4,825     133,752
*   Alent P.L.C.                                             73,304     385,986
    AMEC P.L.C.                                              18,969     299,026
    Amlin P.L.C.                                            141,826     935,497
    Anglo American P.L.C.                                    74,284   1,816,300
    Anglo Pacific Group P.L.C.                               11,607      39,248
    Anglo-Eastern Plantations                                    19         210
    Anite P.L.C.                                             44,555      84,810
    Antofagasta P.L.C.                                        8,353     117,210
    ARM Holdings P.L.C.                                      29,062     452,028
    Ashmore Group P.L.C.                                     17,502     108,700
    Ashtead Group P.L.C.                                     99,963     914,207
    Associated British Foods P.L.C.                          18,738     563,672
    Assura Group, Ltd.                                       23,871      12,704
    AstraZeneca P.L.C. Sponsored ADR                         11,019     572,106
    Aveva Group P.L.C.                                        5,231     180,567
    Aviva P.L.C.                                            255,520   1,213,084
    Aviva P.L.C. Sponsored ADR                               10,982     105,317
    AZ Electronic Materials SA                                5,612      24,850
    Babcock International Group P.L.C.                       25,241     420,012
    BAE Systems P.L.C.                                       49,239     287,590
    Balfour Beatty P.L.C.                                   140,310     471,154
    Barclays P.L.C.                                         207,884     927,677
#   Barclays P.L.C. Sponsored ADR                            33,524     602,761
*   Barratt Developments P.L.C.                             279,427   1,352,655
    BBA Aviation P.L.C.                                     107,837     421,038
    Beazley P.L.C.                                          138,486     483,788
    Bellway P.L.C.                                           31,393     656,672
    Berendsen P.L.C.                                         41,364     497,074
    Berkeley Group Holdings P.L.C.                           28,573     926,458
    Betfair Group P.L.C.                                      3,778      50,867
    BG Group P.L.C.                                          36,356     613,738
    BHP Billiton P.L.C.                                       3,376      94,976
    BHP Billiton P.L.C. ADR                                   8,444     477,339
    Bloomsbury Publishing P.L.C.                              1,311       2,352
    Bodycote P.L.C.                                          55,300     445,552
    Booker Group P.L.C.                                     108,316     200,348
    Bovis Homes Group P.L.C.                                 37,498     447,439
    BP P.L.C. Sponsored ADR                                  89,366   3,896,357

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Braemar Shipping Services P.L.C.                          1,245 $  7,737
    Brammer P.L.C.                                              975    5,402
    Brewin Dolphin Holdings P.L.C.                           57,636  187,275
    British Polythene Industries P.L.C.                       4,284   36,591
    British Sky Broadcasting Group P.L.C.                     8,574  112,368
    Britvic P.L.C.                                           20,218  138,244
    BT Group P.L.C. Sponsored ADR                             4,280  184,083
*   BTG P.L.C.                                               58,842  316,206
    Bunzl P.L.C.                                             16,317  324,584
    Burberry Group P.L.C.                                    11,738  244,189
    Bwin.Party Digital Entertainment P.L.C.                 164,386  341,616
    Cable & Wireless Communications P.L.C.                  230,845  151,975
*   Cairn Energy P.L.C.                                      45,121  202,616
    Cape P.L.C.                                              28,638  132,629
    Capita P.L.C.                                             9,318  130,666
    Capital & Counties Properties P.L.C.                      1,729    8,278
*   Capital & Regional P.L.C.                                34,857   18,673
    Carclo P.L.C.                                             6,128   39,017
    Carillion P.L.C.                                        109,444  456,576
    Carnival P.L.C.                                          18,712  675,577
    Carnival P.L.C. ADR                                       1,504   54,340
    Carr's Milling Industries P.L.C.                             11      225
    Castings P.L.C.                                           9,986   52,070
    Catlin Group, Ltd.                                      102,314  836,373
*   Centamin P.L.C.                                          99,057   64,262
    Centaur Media P.L.C.                                      3,412    2,436
    Chemring Group P.L.C.                                    36,226  152,697
    Chesnara P.L.C.                                          28,465  105,758
    Chime Communications P.L.C.                               8,606   34,323
    Cineworld Group P.L.C.                                   28,182  126,832
    Clarkson P.L.C.                                             893   22,604
    Close Brothers Group P.L.C.                              39,660  640,291
    Cobham P.L.C.                                           163,647  637,555
*   Colt Group SA                                            61,423  109,775
    Communisis P.L.C.                                        10,241    8,593
    Compass Group P.L.C.                                     32,221  424,352
    Computacenter P.L.C.                                     31,725  221,485
    Consort Medical P.L.C.                                    6,807   84,627
    Costain Group P.L.C.                                      2,521   10,805
    Cranswick P.L.C.                                         13,345  218,969
    Creston P.L.C.                                            3,606    4,813
    Croda International P.L.C.                                6,284  242,245
    CSR P.L.C.                                               60,067  460,596
    CSR P.L.C. ADR                                              700   21,413
    Daily Mail & General Trust P.L.C.                        24,955  266,682
    Dairy Crest Group P.L.C.                                 36,421  260,968
    Darty P.L.C.                                             56,339   42,919
    De La Rue P.L.C.                                         10,052  145,535
    Debenhams P.L.C.                                        281,831  364,555
    Dechra Pharmaceuticals P.L.C.                             8,510   94,957
    Development Securities P.L.C.                            25,560   57,669
    Devro P.L.C.                                             26,558  136,412

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Dialight P.L.C.                                           2,211 $ 44,577
    Dignity P.L.C.                                            6,668  142,644
    Diploma P.L.C.                                           18,621  165,160
*   Dixons Retail P.L.C.                                    841,967  460,626
    Domino Printing Sciences P.L.C.                          18,318  189,738
    Domino's Pizza Group P.L.C.                               8,282   83,827
    Drax Group P.L.C.                                        98,768  942,632
    DS Smith P.L.C.                                         207,442  753,669
    Dunelm Group P.L.C.                                       2,288   30,079
    E2V Technologies P.L.C.                                  19,164   35,458
    easyJet P.L.C.                                           45,711  794,891
    Electrocomponents P.L.C.                                102,227  382,055
    Elementis P.L.C.                                         92,492  379,713
*   EnQuest P.L.C.                                          137,197  274,870
*   Enterprise Inns P.L.C.                                  166,242  253,461
*   Essar Energy P.L.C.                                      51,186  113,979
    Eurasian Natural Resources Corp. P.L.C.                  32,258  138,718
    Euromoney Institutional Investor P.L.C.                   5,292   80,644
    Evraz P.L.C.                                             33,809   82,274
*   Exillon Energy P.L.C.                                    17,069   41,033
    Experian P.L.C.                                           9,848  173,273
    F&C Asset Management P.L.C.                             126,978  193,403
    Fenner P.L.C.                                            45,184  247,150
    Ferrexpo P.L.C.                                          20,896   58,292
    Fiberweb P.L.C.                                          45,220   56,020
    Fidessa Group P.L.C.                                      4,266  119,003
    Filtrona P.L.C.                                          26,942  296,303
*   Findel P.L.C.                                            15,229   38,474
    Firstgroup P.L.C.                                       109,353  359,106
    Fortune Oil P.L.C.                                      197,966   24,621
    Fresnillo P.L.C.                                            219    3,958
    Fuller Smith & Turner                                     7,612   94,640
    G4S P.L.C.                                               96,074  467,647
    Galliford Try P.L.C.                                     19,811  303,717
*   Gem Diamonds, Ltd.                                       28,445   57,654
    Genus P.L.C.                                             10,956  230,825
    GKN P.L.C.                                              144,762  619,650
    Go-Ahead Group P.L.C.                                     4,714  113,479
    Greencore Group P.L.C.                                  117,036  193,722
    Greene King P.L.C.                                       56,861  642,642
    Greggs P.L.C.                                            15,704  101,154
    Halfords Group P.L.C.                                    41,756  223,632
    Halma P.L.C.                                             26,394  205,471
*   Hardy Oil & Gas P.L.C.                                    8,461   15,025
    Hargreaves Lansdown P.L.C.                               15,573  237,168
    Hays P.L.C.                                             107,853  156,828
    Headlam Group P.L.C.                                     17,739   94,867
    Helical Bar P.L.C.                                       30,383  117,092
    Henderson Group P.L.C.                                  176,437  453,437
*   Heritage Oil P.L.C.                                      45,942  114,434
    Hikma Pharmaceuticals P.L.C.                             23,136  351,734
    Hill & Smith Holdings P.L.C.                             18,702  124,615

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Hiscox, Ltd.                                             89,664 $  781,558
    Hochschild Mining P.L.C.                                 22,123     85,979
    Hogg Robinson Group P.L.C.                                4,980      4,349
#   Home Retail Group P.L.C.                                252,133    610,615
    Homeserve P.L.C.                                         24,446     79,582
    Howden Joinery Group P.L.C.                              77,176    298,469
#   HSBC Holdings P.L.C. Sponsored ADR                      102,908  5,645,533
    Hunting P.L.C.                                           21,885    274,827
    Huntsworth P.L.C.                                        25,889     24,055
    Hyder Consulting P.L.C.                                     977      7,163
    ICAP P.L.C.                                              79,747    357,444
    IG Group Holdings P.L.C.                                 29,817    249,740
*   Imagination Technologies Group P.L.C.                     7,952     52,686
    IMI P.L.C.                                               13,132    253,134
    Imperial Tobacco Group P.L.C.                            12,246    437,866
    Inchcape P.L.C.                                         113,913    888,033
    Informa P.L.C.                                          109,445    814,372
    Inmarsat P.L.C.                                          45,303    509,220
*   Innovation Group P.L.C.                                 197,432     79,688
    InterContinental Hotels Group P.L.C.                      4,459    131,732
    InterContinental Hotels Group P.L.C. ADR                  1,026     30,318
*   International Consolidated Airlines Group SA            189,265    801,909
*   International Ferro Metals, Ltd.                         82,212     12,752
    International Personal Finance P.L.C.                    31,376    248,829
    Interserve P.L.C.                                        36,074    265,561
    Intertek Group P.L.C.                                     4,367    224,659
    Invensys P.L.C.                                          82,156    491,872
    Investec P.L.C.                                         112,937    799,735
*   IP Group P.L.C.                                          56,362    135,691
    ITE Group P.L.C.                                         26,693    108,805
    ITV P.L.C.                                              239,315    467,962
    J Sainsbury P.L.C.                                      123,819    733,806
    James Fisher & Sons P.L.C.                               11,653    182,040
    Jardine Lloyd Thompson Group P.L.C.                       7,270     95,860
    JD Sports Fashion P.L.C.                                  3,602     47,715
    JD Wetherspoon P.L.C.                                    18,334    167,400
*   JKX Oil & Gas P.L.C.                                     19,692     20,750
    John Menzies P.L.C.                                       6,307     71,519
    John Wood Group P.L.C.                                   59,682    720,345
    Johnson Matthey P.L.C.                                    8,203    309,452
*   Johnston Press P.L.C.                                    72,415     17,215
    Jupiter Fund Management P.L.C.                           36,574    188,289
    Kazakhmys P.L.C.                                         30,979    168,386
    Kcom Group P.L.C.                                        53,721     70,658
    Keller Group P.L.C.                                      12,543    167,409
    Kier Group P.L.C.                                         5,615    102,283
    Kingfisher P.L.C.                                       232,192  1,131,386
*   Kofax P.L.C.                                             16,410     81,669
    Ladbrokes P.L.C.                                         82,902    244,108
    Laird P.L.C.                                             73,992    249,721
    Lamprell P.L.C.                                          45,984    103,339
    Lancashire Holdings, Ltd.                                40,293    530,511

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    Laura Ashley Holdings P.L.C.                              22,105 $    9,945
    Lavendon Group P.L.C.                                     20,019     52,583
    Legal & General Group P.L.C.                             566,357  1,493,566
*   Lloyds Banking Group P.L.C.                            1,911,509  1,623,813
*   Lloyds Banking Group P.L.C. ADR                           46,132    158,233
    London Stock Exchange Group P.L.C.                        24,527    511,794
*   Lonmin P.L.C.                                             95,572    400,889
    Lookers P.L.C.                                            63,385     91,966
    Low & Bonar P.L.C.                                        21,333     23,500
    LSL Property Services P.L.C.                               1,287      7,013
    Man Group P.L.C.                                         470,441    748,045
    Management Consulting Group P.L.C.                        29,849     14,818
    Marks & Spencer Group P.L.C.                              46,683    297,148
    Marshalls P.L.C.                                          22,422     44,334
    Marston's P.L.C.                                         170,813    384,452
    McBride P.L.C.                                            40,404     71,851
    Mears Group P.L.C.                                        26,230    142,910
    Mecom Group P.L.C.                                        31,967     21,186
    Meggitt P.L.C.                                           105,432    768,406
    Melrose Industries P.L.C.                                173,681    658,343
    Michael Page International P.L.C.                         15,548     90,247
    Micro Focus International P.L.C.                           4,882     50,820
    Millennium & Copthorne Hotels P.L.C.                      45,907    403,933
*   Mitchells & Butlers P.L.C.                                61,137    318,133
    Mitie Group P.L.C.                                        73,516    315,526
    MJ Gleeson Group P.L.C.                                      400      1,570
    Mondi P.L.C.                                              70,018    930,503
    Moneysupermarket.com Group P.L.C.                         54,769    170,785
    Morgan Advanced Materials P.L.C.                          53,032    215,885
    Morgan Sindall Group P.L.C.                                7,602     68,010
*   Mothercare P.L.C.                                         14,702     72,368
    N Brown Group P.L.C.                                      43,294    299,776
    National Express Group P.L.C.                            107,229    318,813
    NCC Group P.L.C.                                          21,546     37,816
    New World Resources P.L.C. Class A                             8         19
    Next P.L.C.                                                3,701    250,878
    Northgate P.L.C.                                          24,074    126,726
    Novae Group P.L.C.                                        12,748     92,446
#*  Ocado Group P.L.C.                                        61,385    162,151
    Old Mutual P.L.C.                                        465,474  1,484,671
*   Optos P.L.C.                                              10,238     25,729
    Oxford Instruments P.L.C.                                  4,148     99,423
    Pace P.L.C.                                               69,149    266,910
    PayPoint P.L.C.                                            1,351     17,104
    Pearson P.L.C.                                            15,716    285,836
    Pearson P.L.C. Sponsored ADR                              19,843    362,532
*   Pendragon P.L.C.                                         129,184     46,591
    Pennon Group P.L.C.                                       21,112    224,870
    Persimmon P.L.C. (0682538)                                78,274  1,314,901
    Persimmon P.L.C. (B8Y2Q10)                                78,274     91,190
*   Petra Diamonds, Ltd.                                      71,660    122,360
    Petrofac, Ltd.                                             4,912    103,241

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    Petropavlovsk P.L.C.                                      41,647 $   94,368
    Phoenix Group Holdings                                    21,289    209,850
    Phoenix IT Group, Ltd.                                    10,671     24,901
    Photo-Me International P.L.C.                             17,478     21,147
    Premier Farnell P.L.C.                                    44,337    145,766
*   Premier Foods P.L.C.                                      65,881     74,919
*   Premier Oil P.L.C.                                       114,561    664,886
    Provident Financial P.L.C.                                 2,665     67,554
    Prudential P.L.C.                                         68,348  1,175,214
    Prudential P.L.C. ADR                                        800     27,632
*   Punch Taverns P.L.C.                                     139,592     22,267
    PZ Cussons P.L.C.                                         16,088     99,803
    QinetiQ Group P.L.C.                                     126,269    371,741
*   Quintain Estates & Development P.L.C.                    111,902    112,502
    Randgold Resources, Ltd.                                     810     65,531
    Rathbone Brothers P.L.C.                                   6,944    157,647
    Raven Russia, Ltd.                                        29,857     33,945
    REA Holdings P.L.C.                                        1,822     13,024
*   Redrow P.L.C.                                             62,210    206,939
    Reed Elsevier P.L.C.                                       3,037     35,507
    Reed Elsevier P.L.C. Sponsored ADR                           300     13,986
    Regus P.L.C.                                             167,996    427,894
    Renishaw P.L.C.                                            5,590    143,175
*   Renold P.L.C.                                             12,120      3,859
    Rentokil Initial P.L.C.                                   63,933     94,287
    Resolution, Ltd.                                         279,020  1,145,827
    Restaurant Group P.L.C. (The)                             25,626    192,010
    Rexam P.L.C.                                             119,290    957,830
    Ricardo P.L.C.                                             7,021     42,322
    Rightmove P.L.C.                                           7,424    221,475
    Rio Tinto P.L.C.                                           5,471    251,229
#   Rio Tinto P.L.C. Sponsored ADR                             9,095    418,916
    RM P.L.C.                                                  9,841     11,349
    Robert Walters P.L.C.                                     16,237     58,303
    Rolls-Royce Holdings P.L.C. (B63H849)                     49,584    871,651
    Rolls-Royce Holdings P.L.C. (B9KGVK7)                  5,900,496      9,166
    Rotork P.L.C.                                              4,681    211,774
*   Royal Bank of Scotland Group P.L.C.                      172,486    823,074
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR         13,214    126,326
    Royal Dutch Shell P.L.C. ADR (780259206)                   4,400    299,068
    Royal Dutch Shell P.L.C. ADR (780259107)                  88,550  6,179,904
    Royal Dutch Shell P.L.C. Class A                             239      8,137
    Royal Dutch Shell P.L.C. Class B                           6,539    229,371
    RPC Group P.L.C.                                          39,583    244,757
    RPS Group P.L.C.                                          59,685    231,545
    RSA Insurance Group P.L.C.                               685,426  1,186,873
    SABMiller P.L.C.                                          11,226    605,724
    Safestore Holdings P.L.C.                                 11,869     25,278
    Sage Group P.L.C. (The)                                   90,525    474,950
*   Salamander Energy P.L.C.                                  73,080    207,681
    Savills P.L.C.                                            32,530    293,693
    Schroders P.L.C. (0239581)                                 6,062    174,501

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Schroders P.L.C. (0240549)                               10,034 $  364,424
    SDL P.L.C.                                               17,586     99,458
    Senior P.L.C.                                            75,073    297,954
    Sepura P.L.C.                                             6,972     11,839
    Serco Group P.L.C.                                       20,448    196,783
    Severfield-Rowen P.L.C.                                  76,446     46,905
    Severn Trent P.L.C.                                       5,504    155,989
    Shanks Group P.L.C.                                     131,779    167,611
    Shire P.L.C. ADR                                          1,800    168,552
    SIG P.L.C.                                              175,767    443,014
    Smith & Nephew P.L.C.                                     7,200     82,416
    Smith & Nephew P.L.C. Sponsored ADR                       1,400     79,996
    Smiths Group P.L.C.                                      14,750    286,878
    Smiths News P.L.C.                                       20,687     57,617
*   Soco International P.L.C.                                44,618    263,068
*   Southern Cross Healthcare Group P.L.C.                   27,167         --
    Spectris P.L.C.                                          16,688    547,798
    Speedy Hire P.L.C.                                       97,345     73,284
    Spirax-Sarco Engineering P.L.C.                           4,673    190,897
    Spirent Communications P.L.C.                           122,722    248,804
    Spirit Pub Co. P.L.C.                                   194,950    196,603
*   Sportech P.L.C.                                           2,757      4,220
*   Sports Direct International P.L.C.                       27,263    198,114
    SSE P.L.C.                                               26,084    631,542
    St Ives P.L.C.                                           16,351     35,515
    St James's Place P.L.C.                                  10,852     93,425
    ST Modwen Properties P.L.C.                              44,224    184,349
    Stagecoach Group P.L.C.                                  30,945    147,907
    Standard Chartered P.L.C.                                70,024  1,762,322
    Standard Life P.L.C.                                    196,883  1,147,185
    Sthree P.L.C.                                            12,874     67,142
*   SuperGroup P.L.C.                                         1,850     19,927
    Synergy Health P.L.C.                                    12,079    204,123
    Synthomer P.L.C.                                         54,799    171,346
    TalkTalk Telecom Group P.L.C.                            61,807    240,888
*   Talvivaara Mining Co. P.L.C.                             27,180      5,948
    Tate & Lyle P.L.C.                                       41,563    545,451
    Taylor Wimpey P.L.C.                                    883,661  1,278,594
    Ted Baker P.L.C.                                            479     10,075
    Telecity Group P.L.C.                                    11,035    158,374
    Telecom Plus P.L.C.                                       3,222     61,087
    Tesco P.L.C.                                            212,456  1,208,446
*   Thomas Cook Group P.L.C.                                223,716    449,921
    Travis Perkins P.L.C.                                    58,572  1,306,902
    Trifast P.L.C.                                            1,501      1,261
*   Trinity Mirror P.L.C.                                    67,776     94,573
    TT electronics P.L.C.                                    48,065    124,509
    TUI Travel P.L.C.                                       120,717    590,218
    Tullett Prebon P.L.C.                                    59,611    226,853
    Tullow Oil P.L.C.                                        10,521    163,998
    UBM P.L.C.                                               21,311    242,375
    Ultra Electronics Holdings P.L.C.                         5,104    130,953

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
UNITED KINGDOM -- (Continued)
    Unite Group P.L.C.                                      17,909 $     96,917
    United Drug P.L.C.                                      61,197      288,097
    United Utilities Group P.L.C.                           13,567      156,294
    UTV Media P.L.C.                                         4,124       10,219
*   Vectura Group P.L.C.                                    96,721      132,264
    Vedanta Resources P.L.C.                                18,726      354,338
    Vesuvius P.L.C.                                         78,883      427,367
    Victrex P.L.C.                                           7,594      189,461
    Vitec Group P.L.C. (The)                                 5,880       56,143
    Vodafone Group P.L.C. Sponsored ADR                    165,738    5,069,925
    Volex P.L.C.                                             1,588        2,385
    Weir Group P.L.C. (The)                                  8,931      306,387
    WH Smith P.L.C.                                         19,644      226,088
    Whitbread P.L.C.                                        13,144      522,516
    William Hill P.L.C.                                    114,583      759,272
*   Wincanton P.L.C.                                         8,167        6,722
    WM Morrison Supermarkets P.L.C.                        223,003    1,012,037
*   Wolfson Microelectronics P.L.C.                         14,929       47,590
    Wolseley P.L.C.                                         11,053      547,426
    WPP P.L.C.                                              53,556      885,405
    WPP P.L.C. Sponsored ADR                                13,042    1,076,487
    WS Atkins P.L.C.                                        13,476      188,994
    Xaar P.L.C.                                              1,530       11,913
    Xchanging P.L.C.                                        59,342      123,452
    Xstrata P.L.C.                                          77,287    1,163,051
                                                                   ------------
TOTAL UNITED KINGDOM                                                129,406,785
                                                                   ------------
UNITED STATES -- (0.1%)
#   ASML Holding NV                                          8,314      618,288
    Biota Pharmaceuticals, Inc.                              2,954       12,436
*   McEwen Mining - Minera Andes Andes Acquisition Corp.    24,285       55,683
                                                                   ------------
TOTAL UNITED STATES                                                     686,407
                                                                   ------------
TOTAL COMMON STOCKS                                                 702,111,860
                                                                   ------------
PREFERRED STOCKS -- (0.0%)
GERMANY -- (0.0%)
#   Porsche Automobil Holding SE                             2,021      158,699
                                                                   ------------
UNITED KINGDOM -- (0.0%)
    Mcbride PLC                                            686,868        1,067
    REA Holdings P.L.C.                                        109          198
                                                                   ------------
TOTAL UNITED KINGDOM                                                      1,265
                                                                   ------------
TOTAL PREFERRED STOCKS                                                  159,964
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Centrebet International, Ltd. Litigation Rights          6,648           --
                                                                   ------------
BELGIUM -- (0.0%)
*   Agfa-Gevaert NV STRIP VVPR                               7,342           --

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                        ---------- ------------
BELGIUM -- (Continued)
*     Nyrstar NV STRIP VVPR                                 11,235 $         --
*     Tessenderlo Chemie NV STRIP VVPR                         671           --
                                                                   ------------
TOTAL BELGIUM                                                                --
                                                                   ------------
CANADA -- (0.0%)
*     Duluth Metals, Ltd. Warrants 07/31/13                    953          426
                                                                   ------------
ISRAEL -- (0.0%)
*     Africa Israel Investments, Ltd. Rights 05/08/13          440        1,448
*     Clal Biotechnology Industries, Ltd. Rights
        05/02/13                                               405          407
                                                                   ------------
TOTAL ISRAEL                                                              1,855
                                                                   ------------
NETHERLANDS -- (0.0%)
#*    Koninklijke KPN NV Rights 05/14/13                     7,818       10,502
                                                                   ------------
SPAIN -- (0.0%)
#*    Banco Santander SA Rights 05/02/13                   225,183       47,893
*     Faes Farma SA Rights 05/03/13                         31,001        3,389
                                                                   ------------
TOTAL SPAIN                                                              51,282
                                                                   ------------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13            10,713        8,987
                                                                   ------------
UNITED STATES -- (0.0%)
*     Samson Oil & Gas, Ltd Rights 05/09/13                  3,525           --
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                    73,052
                                                                   ------------

                                                         SHARES/
                                                          FACE
                                                         AMOUNT
                                                          (000)      VALUE+
                                                        ---------- ------------
SECURITIES LENDING COLLATERAL -- (12.3%)
(S)@  DFA Short Term Investment Fund                     8,470,181   98,000,000
@     Repurchase Agreement, Deutsche Bank Securities,
        Inc. 0.16%, 05/01/13 (Collateralized by
        $283,668 FNMA, rates ranging from 3.000% to
        3.500%, maturities ranging from 09/01/32 to
        08/01/42, valued at $289,921) to be
        repurchased at $284,237                         $      284      284,236
                                                                   ------------
TOTAL SECURITIES LENDING COLLATERAL                                  98,284,236
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $671,847,101)                  $800,629,112
                                                                   ============

                    EMERGING MARKETS CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (90.7%)

BRAZIL -- (10.1%)
    Abril Educacao SA                                         8,000 $   172,615
    AES Tiete SA                                            191,470   1,763,735
    Aliansce Shopping Centers SA                            367,289   4,159,824
    All America Latina Logistica SA                       2,370,493  11,990,198
    Anhanguera Educacional Participacoes SA                 461,680   8,309,432
    Arezzo Industria e Comercio SA                          172,931   3,644,019
    Arteris SA                                              363,885   4,028,516
    Autometal SA                                             98,937   1,037,460
*   B2W Cia Global Do Varejo                                437,740   2,485,431
    Banco Bradesco SA                                     2,007,129  34,359,199
#   Banco Bradesco SA ADR                                 5,097,969  84,575,300
    Banco do Brasil SA                                    2,345,939  29,582,927
    Banco Santander Brasil SA ADR                         3,110,818  23,082,270
    Bematech SA                                             110,700     445,400
*   BHG SA - Brazil Hospitality Group                        64,000     554,032
    BM&FBovespa SA                                        6,332,289  43,897,963
    BR Malls Participacoes SA                             1,284,217  15,154,499
    Brasil Brokers Participacoes SA                         827,822   2,921,116
    Brasil Insurance Participacoes e Administracao SA        55,800     593,211
*   BrasilAgro - Co. Brasileira de Propriedades Agricolas     2,600      13,008
#   Braskem SA Sponsored ADR                                277,611   4,899,834
    Brazil Pharma SA                                         88,500     556,899
    BRF SA                                                  437,206  10,845,200
#   BRF SA ADR                                            1,233,685  30,632,398
    Brookfield Incorporacoes SA                           2,099,133   2,308,181
    CCR SA                                                1,189,900  11,656,649
*   CCX Carvao da Colombia SA                                79,719     155,792
    Centrais Eletricas Brasileiras SA                       111,500     300,937
#   Centrais Eletricas Brasileiras SA ADR                   130,848     676,484
#   Centrais Eletricas Brasileiras SA Sponsored ADR         322,427     867,329
    CETIP SA - Mercados Organizados                         512,665   6,054,866
#   Cia Brasileira de Distribuicao Grupo Pao de Acucar
      ADR                                                   196,188  10,900,205
#   Cia de Bebidas das Americas ADR                         698,422  29,347,692
    Cia de Saneamento Basico do Estado de Sao Paulo          30,900     434,446
#   Cia de Saneamento Basico do Estado de Sao Paulo ADR     841,986  12,040,400
    Cia de Saneamento de Minas Gerais-COPASA                295,281   6,803,676
    Cia Energetica de Minas Gerais                          148,787   1,876,244
#   Cia Energetica de Minas Gerais Sponsored ADR            723,606   9,283,865
    Cia Hering                                              293,752   5,975,612
    Cia Paranaense de Energia                                 8,500     119,805
    Cia Paranaense de Energia Sponsored ADR                 212,788   3,796,138
    Cia Providencia Industria e Comercio SA                  39,200     173,199
    Cia Siderurgica Nacional SA                             404,800   1,604,430
#   Cia Siderurgica Nacional SA Sponsored ADR             1,898,947   7,595,788
    Cielo SA                                                548,713  14,472,360
    Cosan SA Industria e Comercio                           393,906   9,286,790
    CPFL Energia SA                                         115,400   1,234,317
#   CPFL Energia SA ADR                                     198,285   4,243,299
    CR2 Empreendimentos Imobiliarios SA                      27,200      54,923
    Cremer SA                                                73,700     470,766
    CSU Cardsystem SA                                        48,750      86,499

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
BRAZIL -- (Continued)
    Cyrela Brazil Realty SA Empreendimentos e
      Participacoes                                       1,233,516 $11,134,474
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                          14,134     165,518
    Diagnosticos da America SA                            1,300,517   7,163,162
    Dimed SA Distribuidora da Medicamentos                      400      56,679
    Direcional Engenharia SA                                283,191   2,236,370
    Duratex SA                                            1,017,929   7,651,957
    EcoRodovias Infraestrutura e Logistica SA               546,628   4,740,220
    EDP - Energias do Brasil SA                           1,054,320   6,434,211
    Embraer SA                                              233,006   2,033,380
    Embraer SA ADR                                          485,355  16,953,450
    Equatorial Energia SA                                   405,935   4,299,269
    Estacio Participacoes SA                                315,300   7,479,264
    Eternit SA                                              364,510   1,739,883
    Even Construtora e Incorporadora SA                   1,149,833   5,384,948
    Ez Tec Empreendimentos e Participacoes SA               221,080   3,024,346
*   Fertilizantes Heringer SA                               132,508     765,609
*   Fibria Celulose SA                                       90,596     963,580
#*  Fibria Celulose SA Sponsored ADR                      1,146,541  12,256,523
    Fleury SA                                               300,593   2,865,080
    Forjas Taurus SA                                         51,317      71,817
*   Gafisa SA                                               301,900     602,065
#*  Gafisa SA ADR                                         1,336,160   5,304,555
*   General Shopping Brasil SA                              180,100   1,107,200
    Gerdau SA                                               538,882   3,687,265
#   Gerdau SA Sponsored ADR                               3,042,795  23,885,941
#*  Gol Linhas Aereas Inteligentes SA ADR                   132,200     816,996
    Grendene SA                                             414,038   4,718,264
    Guararapes Confeccoes SA                                 23,332   1,215,142
    Helbor Empreendimentos SA                               620,319   3,069,428
*   Hypermarcas SA                                        1,459,366  11,655,963
*   IdeiasNet SA                                            247,243     229,850
    Iguatemi Empresa de Shopping Centers SA                 323,244   3,862,933
*   Industrias Romi SA                                       65,008     175,456
*   Inepar SA Industria e Construcoes                        21,595      18,025
    International Meal Co. Holdings SA                      176,254   2,211,159
    Iochpe-Maxion SA                                        317,969   3,915,910
    Itau Unibanco Holding SA                                479,059   8,114,611
#   Itau Unibanco Holding SA ADR                          4,846,872  81,572,855
    JBS SA                                                2,229,103   7,030,184
    JHSF Participacoes SA                                   360,429   1,313,271
    Joao Fortes Engenharia SA                                14,075      43,300
    JSL SA                                                  277,418   2,218,512
    Kepler Weber SA                                          54,294     389,413
    Kroton Educacional SA                                   629,036   8,781,195
    Light SA                                                388,196   3,874,684
*   LLX Logistica SA                                        433,350     424,524
    Localiza Rent a Car SA                                  247,200   4,389,862
*   Log-in Logistica Intermodal SA                          161,979     744,824
    Lojas Americanas SA                                     228,610   1,828,197
    Lojas Renner SA                                         289,432  10,988,507
    LPS Brasil Consultoria de Imoveis SA                    266,780   2,742,804
    M Dias Branco SA                                         91,485   4,091,505

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
BRAZIL -- (Continued)
    Magnesita Refratarios SA                                496,961 $ 1,785,905
    Mahle-Metal Leve SA Industria e Comercio                247,100   3,393,881
    Marcopolo SA                                              9,800      61,717
*   Marfrig Alimentos SA                                  1,085,279   3,693,990
    Marisa Lojas SA                                         162,556   2,464,238
*   Metalfrio Solutions SA                                   41,821      76,086
    Mills Estruturas e Servicos de Engenharia SA            259,161   4,259,010
    Minerva SA                                              570,085   3,225,472
*   MMX Mineracao e Metalicos SA                          1,697,596   1,993,928
*   MPX Energia SA                                          239,157   1,019,622
    MRV Engenharia e Participacoes SA                     1,800,729   7,749,232
    Multiplan Empreendimentos Imobiliarios SA               237,560   6,780,983
    Multiplus SA                                            108,004   1,780,318
    Natura Cosmeticos SA                                    307,200   7,695,546
    Odontoprev SA                                           952,512   4,751,253
*   OGX Petroleo e Gas Participacoes SA                     372,369     375,952
    Oi SA                                                   433,158   1,260,017
    Oi SA ADR (670851104)                                   136,542     386,414
#   Oi SA ADR (670851203)                                 2,015,083   4,816,048
*   OSX Brasil SA                                           274,400     421,046
*   Paranapanema SA                                       1,316,131   3,808,771
    PDG Realty SA Empreendimentos e Participacoes         5,669,601   6,404,248
    Petroleo Brasileiro SA                                  272,300   2,606,295
#   Petroleo Brasileiro SA ADR                            3,104,177  59,444,990
#   Petroleo Brasileiro SA Sponsored ADR                  4,254,320  84,958,770
    Plascar Participacoes Industriais SA                    204,200      43,887
    Porto Seguro SA                                         501,052   6,215,724
    Portobello SA                                            12,500      35,112
*   Positivo Informatica SA                                 165,600     380,737
    Profarma Distribuidora de Produtos Farmaceuticos SA      32,300     354,198
    QGEP Participacoes SA                                   466,100   2,667,422
    Raia Drogasil SA                                        520,940   5,598,006
    Redentor Energia SA                                         100         392
*   Refinaria de Petroleos de Manguinhos SA                 915,274     109,792
    Restoque Comercio e Confeccoes de Roupas SA             374,523   1,686,594
    Rodobens Negocios Imobiliarios SA                        79,121     579,344
    Rossi Residencial SA                                  2,065,015   3,478,246
    Santos Brasil Participacoes SA                          178,822   2,782,321
    Sao Carlos Empreendimentos e Participacoes SA             8,800     204,127
    Sao Martinho SA                                         270,487   3,804,325
    SLC Agricola SA                                         211,633   1,865,903
    Sonae Sierra Brasil SA                                  148,018   2,042,623
    Souza Cruz SA                                           516,400   7,928,931
*   Springs Global Participacoes SA                         238,680     433,042
    Sul America SA                                        1,077,910   8,054,357
    T4F Entretenimento SA                                    40,400     171,636
    Technos SA                                               30,116     346,656
    Tecnisa SA                                              624,595   2,803,380
    Tegma Gestao Logistica                                   82,100   1,103,010
    Telefonica Brasil SA                                     66,090   1,526,106
    Telefonica Brasil SA ADR                                401,855  10,681,305
    Tempo Participacoes SA                                  243,497     422,309

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                       SHARES       VALUE++
                                                     ----------- --------------
BRAZIL -- (Continued)
    Tereos Internacional SA                               88,588 $      143,016
    Tim Participacoes SA                                 328,766      1,375,370
    Tim Participacoes SA ADR                             276,754      5,773,088
    Totvs SA                                             268,588      5,054,274
    TPI - Triunfo Participacoes e Investimentos SA        76,027        432,811
    Tractebel Energia SA                                 346,539      6,167,814
    Transmissora Alianca de Energia Eletrica SA          645,927      7,447,975
    Trisul SA                                             47,085        101,195
    Ultrapar Participacoes SA                            520,868     13,852,498
    Ultrapar Participacoes SA Sponsored ADR               70,925      1,891,570
*   Usinas Siderurgicas de Minas Gerais SA               258,044      1,297,475
    Vale SA                                               67,800      1,156,573
#   Vale SA Sponsored ADR (91912E105)                  3,105,319     53,069,902
#   Vale SA Sponsored ADR (91912E204)                  3,660,970     59,527,372
    Valid Solucoes e Servicos de Seguranca em Meios
      de Pagamento e Identificacao S.A                   186,329      3,456,039
*   Vanguarda Agro SA                                  7,892,643      1,499,040
*   Viver Incorporadora e Construtora SA                 651,825        201,990
    WEG SA                                               514,332      6,807,203
                                                                 --------------
TOTAL BRAZIL                                                      1,213,757,740
                                                                 --------------

CHILE -- (1.6%)
    AES Gener SA                                       4,792,891      3,480,558
    Aguas Andinas SA Class A                           7,315,852      5,825,341
*   AquaChile SA                                         168,406        121,576
*   Banco de Chile (B90GX23)                             382,905         57,401
    Banco de Chile (2100845)                           6,532,606      1,018,834
#   Banco de Chile ADR                                    38,826      3,626,736
    Banco de Credito e Inversiones                        82,181      5,898,090
    Banco Santander Chile                                988,793         66,032
#   Banco Santander Chile ADR                            258,455      6,885,241
    Banmedica SA                                         385,754      1,023,790
    Besalco SA                                         1,201,023      2,154,930
    CAP SA                                               159,589      5,032,162
*   Cementos BIO BIO SA                                  180,149        242,902
    Cencosud SA                                        2,675,165     15,107,482
    Cencosud SA ADR                                        3,035         51,625
    CFR Pharmaceuticals SA                             2,800,712        722,553
    Cia Cervecerias Unidas SA                             54,392        941,278
    Cia Cervecerias Unidas SA ADR                        101,655      3,510,147
    Cia General de Electricidad SA                       287,202      1,738,031
*   Cia Pesquera Camanchaca SA                           220,903         13,833
*   Cia Sud Americana de Vapores SA                   11,831,301      1,055,132
    Cintac SA                                            161,631         72,072
    Clinica LAS Condes SA                                    309         25,589
    Colbun SA                                         15,523,133      4,779,391
    Corpbanca SA                                     557,317,314      7,632,863
    Corpbanca SA ADR                                      40,206        823,419
    Cristalerias de Chile SA                              59,157        607,962
    Cruz Blanca Salud SA                                 648,994        744,149
    E.CL SA                                            1,693,868      3,535,561
    Embotelladora Andina SA Class A ADR                    2,422         76,511

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
CHILE -- (Continued)
    Embotelladora Andina SA Class B ADR                     22,399 $    914,999
    Empresa Electrica Pilmaiquen                            30,933      147,785
    Empresa Nacional de Electricidad SA                  1,776,691    3,150,094
#   Empresa Nacional de Electricidad SA Sponsored ADR      155,265    8,277,177
    Empresas CMPC SA                                     3,049,474   11,266,769
    Empresas COPEC SA                                    1,033,051   14,806,443
    Empresas Hites SA                                      848,521      774,740
    Empresas Iansa SA                                   14,156,740      932,159
*   Empresas La Polar SA                                   593,158      238,170
    Enersis SA                                           6,542,197    2,465,739
    Enersis SA Sponsored ADR                               947,696   17,892,501
    Enjoy SA                                               407,211       92,432
    ENTEL Chile SA                                         365,038    7,037,998
    Forus SA                                               169,953    1,189,076
    Gasco SA                                                24,536      247,470
    Grupo Security SA                                      342,866      137,598
    Inversiones Aguas Metropolitanas SA                  1,599,276    3,395,511
*   Latam Airlines Group SA (B8L1G76)                       93,690    1,919,925
    Latam Airlines Group SA (2518932)                       76,900    1,588,766
#   Latam Airlines Group SA Sponsored ADR                  291,734    6,038,894
    Madeco SA                                           20,105,398      782,102
    Masisa SA                                            8,788,286      802,413
    Molibdenos y Metales SA                                 84,984    1,506,777
    Multiexport Foods SA                                 2,480,055      668,791
    Parque Arauco SA                                     1,844,881    4,770,954
    PAZ Corp. SA                                         1,259,561      846,496
    Ripley Corp. SA                                      2,981,816    3,102,431
    SACI Falabella                                         550,741    6,297,357
    Salfacorp SA                                           621,133    1,160,627
    Sigdo Koppers SA                                     1,556,123    4,093,930
*   Sociedad Matriz SAAM SA                             12,606,812    1,445,520
#   Sociedad Quimica y Minera de Chile SA Sponsored ADR     87,991    4,354,675
    Socovesa SA                                          1,333,559      642,781
    Sonda SA                                             1,100,490    3,808,894
    Soquimich Comercial SA                                 134,454       39,652
    Vina Concha y Toro SA                                1,411,899    2,758,172
#   Vina Concha y Toro SA Sponsored ADR                     25,644    1,004,988
    Vina San Pedro Tarapaca SA                          16,383,152      113,059
                                                                   ------------
TOTAL CHILE                                                         197,585,056
                                                                   ------------

CHINA -- (13.8%)
#   361 Degrees International, Ltd.                      2,830,000      756,354
    Agile Property Holdings, Ltd.                        5,163,525    6,694,195
    Agricultural Bank of China, Ltd. Class H            40,245,460   19,337,331
    Air China, Ltd. Class H                              5,338,000    4,334,160
#   Ajisen China Holdings, Ltd.                          1,979,000    1,430,486
#*  Aluminum Corp. of China, Ltd. ADR                      246,740    2,381,041
#*  Aluminum Corp. of China, Ltd. Class H                6,606,000    2,530,285
    AMVIG Holdings, Ltd.                                 1,544,000      597,157
#*  Angang Steel Co., Ltd. Class H                       4,573,160    2,698,391
#   Anhui Conch Cement Co., Ltd. Class H                 1,735,500    6,300,828
    Anhui Expressway Co. Class H                         1,844,000    1,017,725

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
CHINA -- (Continued)
    Anhui Tianda Oil Pipe Co., Ltd.                         589,130 $   105,541
#   Anta Sports Products, Ltd.                            2,868,000   2,399,731
#   Anton Oilfield Services Group                         3,504,000   2,809,354
    Anxin-China Holdings, Ltd.                            9,065,000   1,909,303
    Asia Cement China Holdings Corp.                      2,158,000   1,198,436
*   Asia Energy Logistics Group, Ltd.                    17,250,000     162,187
    Asian Citrus Holdings, Ltd.                           2,915,000   1,238,262
*   Ausnutria Dairy Corp., Ltd.                              67,000      12,605
*   AVIC International Holding HK, Ltd.                   5,796,000     246,861
*   AVIC International Holdings, Ltd.                       518,000     210,256
    AviChina Industry & Technology Co., Ltd. Class H      6,737,212   3,272,154
    Bank of China, Ltd. Class H                         140,765,702  65,953,533
    Bank of Communications Co., Ltd. Class H             15,990,618  12,734,247
    Baofeng Modern International Holdings Co., Ltd.          80,000       8,872
    Baoye Group Co., Ltd. Class H                         1,169,440     922,155
#*  BaWang International Group Holding, Ltd.              4,614,000     268,162
    BBMG Corp. Class H                                    4,060,202   3,274,868
    Beijing Capital International Airport Co., Ltd.
      Class H                                             8,014,000   5,546,783
    Beijing Capital Land, Ltd. Class H                    5,538,000   2,027,091
*   Beijing Development HK, Ltd.                            552,000     119,653
    Beijing Enterprises Holdings, Ltd.                    1,543,528  11,545,765
#   Beijing Enterprises Water Group, Ltd.                10,774,469   3,283,139
    Beijing Jingkelong Co., Ltd. Class H                    757,512     278,495
    Beijing North Star Co., Ltd. Class H                  2,910,000     724,622
*   Beijing Properties Holdings, Ltd.                     4,624,967     280,546
    Belle International Holdings, Ltd.                    5,562,114   9,107,491
*   Besunyen Holdings Co., Ltd.                             640,000      29,736
#   Billion Industrial Holdings, Ltd.                       296,000     196,987
    Biostime International Holdings, Ltd.                   344,500   1,985,608
    Boer Power Holdings, Ltd.                             1,024,000     700,182
#   Bosideng International Holdings, Ltd.                 8,602,157   2,273,769
*   Brilliance China Automotive Holdings, Ltd.            3,558,000   4,365,402
*   Byd Co., Ltd. Class H                                 1,329,300   4,776,320
    BYD Electronic International Co., Ltd.                3,496,222   1,844,807
    C C Land Holdings, Ltd.                               5,871,354   1,976,250
#*  Carnival Group International Holdings, Ltd.             356,000      21,985
    Cecep Costin New Materials Grp, Ltd.                    324,000     136,198
    Central China Real Estate, Ltd.                       2,610,074     894,183
*   CGN Mining Co., Ltd.                                  4,060,000     377,497
    Changshouhua Food Co., Ltd.                           1,248,000     818,185
#*  Chaoda Modern Agriculture Holdings, Ltd.              5,616,910     280,846
#   Chaowei Power Holdings, Ltd.                          1,984,000     932,769
*   Chigo Holding, Ltd.                                  14,010,000     398,071
    Chiho-Tiande Group, Ltd.                                240,000     113,799
    China Aerospace International Holdings, Ltd.          8,814,600     944,331
    China Agri-Industries Holdings, Ltd.                  9,551,800   4,681,968
    China All Access Holdings, Ltd.                       1,894,000     584,651
    China Aoyuan Property Group, Ltd.                     4,224,000     970,302
    China Automation Group, Ltd.                          2,816,000     629,587
    China BlueChemical, Ltd.                              6,097,122   3,732,770
#*  China Chengtong Development Group, Ltd.               2,718,000      97,478
    China CITIC Bank Corp., Ltd. Class H                 23,200,607  13,090,121

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                      SHARES      VALUE++
                                                    ----------- ------------
CHINA -- (Continued)
    China Coal Energy Co., Ltd. Class H              12,902,168 $  9,959,708
    China Communications Construction Co., Ltd.
      Class H                                        13,470,387   12,946,116
    China Communications Services Corp., Ltd.
      Class H                                         8,363,327    6,116,007
    China Construction Bank Corp. Class H           132,851,302  111,503,486
#*  China COSCO Holdings Co., Ltd. Class H           11,544,000    4,876,326
#   China Datang Corp. Renewable Power Co., Ltd.
      Class H                                         4,004,000      941,577
#   China Dongxiang Group Co.                        12,911,888    2,234,297
#*  China Eastern Airlines Corp., Ltd. Class H        4,438,000    1,782,996
*   China Energine International Holdings, Ltd.       4,426,000      200,051
    China Everbright International, Ltd.              7,666,000    5,944,459
    China Everbright, Ltd.                            3,708,896    5,883,058
*   China Fiber Optic Network System Group, Ltd.      1,622,000      236,730
    China Flooring Holding Co., Ltd.                    654,000      119,851
#   China Foods, Ltd.                                 2,578,000    1,316,933
    China Gas Holdings, Ltd.                          5,760,000    5,669,150
    China Glass Holdings, Ltd.                        3,186,000      432,424
#*  China Green Holdings, Ltd.                        2,634,000      366,222
    China Haidian Holdings, Ltd.                      6,856,000      760,633
#   China High Precision Automation Group, Ltd.       1,360,000      213,810
#*  China High Speed Transmission Equipment Group
      Co., Ltd.                                       5,059,007    2,450,036
    China Hongqiao Group, Ltd.                        1,568,500      912,796
*   China Household Holdings, Ltd.                    7,280,000      609,905
*   China Huiyuan Juice Group, Ltd.                   2,877,500    1,294,610
*   China ITS Holdings Co., Ltd.                      2,617,000      564,415
#   China Liansu Group Holdings, Ltd.                 3,011,000    1,719,607
#   China Life Insurance Co., Ltd. ADR                  313,416   13,063,179
    China Life Insurance Co., Ltd. Class H            3,765,000   10,413,918
#   China Lilang, Ltd.                                1,524,000      938,607
    China Longyuan Power Group Corp. Class H          6,445,000    5,911,447
#   China Lumena New Materials Corp.                 13,382,000    2,922,940
#   China Medical System Holdings, Ltd.               2,201,800    2,165,241
    China Mengniu Dairy Co., Ltd.                     2,140,000    6,037,643
    China Merchants Bank Co., Ltd. Class H            9,083,063   19,402,444
    China Merchants Holdings International Co.,
      Ltd.                                            3,269,284   10,328,756
#   China Metal Recycling Holdings, Ltd.              1,955,133    2,375,844
*   China Mining Resources Group, Ltd.               17,504,900      135,345
#   China Minsheng Banking Corp., Ltd. Class H       12,887,000   16,545,647
*   China Mobile Games & Entertainment Group, Ltd.
      ADR                                                 6,092       68,169
    China Mobile, Ltd.                                  275,500    3,031,901
    China Mobile, Ltd. Sponsored ADR                  1,402,895   77,495,920
#*  China Modern Dairy Holdings, Ltd.                 4,559,000    1,582,491
    China Molybdenum Co., Ltd. Class H                4,585,000    1,777,555
#   China National Building Material Co., Ltd.
      Class H                                         9,622,000   11,403,888
#   China National Materials Co., Ltd.                4,866,000    1,207,536
#*  China New Town Development Co., Ltd.              4,628,677      365,052
    China Nickel Resources Holdings Co., Ltd.         3,830,000      222,939
#*  China Oil & Gas Group, Ltd.                      13,900,000    2,549,515
    China Oilfield Services, Ltd. Class H             2,876,000    5,685,811
#   China Overseas Grand Oceans Group, Ltd.           1,652,000    2,604,106
#   China Overseas Land & Investment, Ltd.            7,618,033   23,308,917
    China Pacific Insurance Group Co., Ltd. Class H   3,226,665   11,608,833
#   China Petroleum & Chemical Corp. ADR                189,886   20,993,796

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CHINA -- (Continued)
    China Petroleum & Chemical Corp. Class H             17,760,000 $19,599,292
#   China Power International Development, Ltd.           8,301,200   3,000,183
#*  China Power New Energy Development Co., Ltd.         18,540,000   1,052,665
#*  China Precious Metal Resources Holdings Co., Ltd.    10,595,682   1,802,332
#*  China Properties Group, Ltd.                          2,356,000     582,545
    China Qinfa Group, Ltd.                               2,670,000     286,314
    China Railway Construction Corp., Ltd. Class H        6,001,187   6,066,933
    China Railway Group, Ltd. Class H                     6,987,000   3,688,078
#   China Rare Earth Holdings, Ltd.                       7,016,000   1,096,800
#   China Resources Cement Holdings, Ltd.                 6,778,000   3,924,117
#   China Resources Enterprise, Ltd.                      3,798,000  13,039,053
    China Resources Gas Group, Ltd.                       1,614,000   4,531,718
    China Resources Land, Ltd.                            4,814,681  14,561,896
    China Resources Power Holdings Co., Ltd.              2,878,000   9,460,567
#   China Rongsheng Heavy Industries Group Holdings,
      Ltd.                                               14,605,000   2,112,074
*   China Ruifeng Galaxy Renewable Energy Holdings, Ltd.    672,000     141,221
*   China Sandi Holdings, Ltd.                              327,500      24,900
    China Sanjiang Fine Chemicals Co., Ltd.               2,431,000   1,182,661
#   China SCE Property Holdings, Ltd.                     1,029,000     258,662
    China Shanshui Cement Group, Ltd.                     7,391,645   4,191,890
    China Shenhua Energy Co., Ltd. Class H                4,351,000  15,428,050
#   China Shineway Pharmaceutical Group, Ltd.             1,338,000   2,383,410
#*  China Shipping Container Lines Co., Ltd. Class H     17,658,300   4,224,653
#   China Shipping Development Co., Ltd. Class H          6,020,000   2,583,071
#   China Singyes Solar Technologies Holdings, Ltd.       1,689,800   1,476,119
#   China South City Holdings, Ltd.                       7,768,000   1,332,780
    China Southern Airlines Co., Ltd. Class H             4,612,000   2,438,582
#   China Southern Airlines Co., Ltd. Sponsored ADR          39,844   1,061,843
    China Starch Holdings, Ltd.                           8,270,000     226,271
    China State Construction International Holdings,
      Ltd.                                                3,077,520   4,489,931
    China Sunshine Paper Holdings Co., Ltd.                 229,500      25,535
#   China Suntien Green Energy Corp., Ltd. Class H        4,911,000   1,419,074
    China Taifeng Beddings Holdings, Ltd.                 1,346,000     338,912
*   China Taiping Insurance Holdings Co., Ltd.            2,533,600   4,309,169
#   China Telecom Corp., Ltd. ADR                           136,407   7,024,961
    China Telecom Corp., Ltd. Class H                     7,802,000   3,987,310
*   China Tian Lun Gas Holdings, Ltd.                       165,000     142,595
    China Tianyi Holdings, Ltd.                           1,324,000     172,783
    China Tontine Wines Group, Ltd.                       3,456,000     200,829
#   China Travel International Inv HK                    13,193,892   2,690,618
    China Unicom Hong Kong, Ltd.                          4,222,000   6,076,743
#   China Unicom Hong Kong, Ltd. ADR                      1,038,717  14,988,686
    China Vanadium Titano - Magnetite Mining Co., Ltd.    4,103,000     979,850
#   China Water Affairs Group, Ltd.                       4,562,000   1,371,735
*   China Water Industry Group, Ltd.                        112,000      20,766
    China WindPower Group, Ltd.                          16,205,909     627,186
    China Wireless Technologies, Ltd.                     7,196,000   2,882,606
#*  China Yurun Food Group, Ltd.                          6,014,000   3,588,422
#*  China ZhengTong Auto Services Holdings, Ltd.          3,442,000   2,131,824
*   China Zhongwang Holdings, Ltd.                        8,063,979   2,684,072
*   Chinasoft International, Ltd.                         3,440,000     850,196
#*  ChinaVision Media Group, Ltd.                         1,390,000      56,458

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CHINA -- (Continued)
*   Chinese People Holdings Co., Ltd.                     6,552,000 $   154,509
*   Chongqing Iron & Steel Co., Ltd. Class H              2,464,000     356,770
#   Chongqing Machinery & Electric Co., Ltd. Class H      4,735,962     630,377
#   Chongqing Rural Commercial Bank Class H               8,934,000   4,872,782
    Chu Kong Petroleum & Natural Gas Steel Pipe
      Holdings, Ltd.                                      1,638,000     802,138
    CIMC Enric Holdings, Ltd.                             1,170,000   1,269,046
#*  Citic 21CN Co., Ltd.                                  4,732,000     262,131
    CITIC Dameng Holdings, Ltd.                             935,000      79,800
#   CITIC Pacific, Ltd.                                   4,663,567   5,666,852
*   CITIC Resources Holdings, Ltd.                       12,684,000   1,604,732
#   CITIC Securities Co., Ltd. Class H                      798,500   1,814,670
    Clear Media, Ltd.                                       143,000     103,391
*   CNNC International, Ltd.                                414,898      92,279
    CNOOC, Ltd.                                           7,819,000  14,605,072
#   CNOOC, Ltd. ADR                                         160,515  30,070,880
*   Coastal Greenland, Ltd.                               2,288,000     140,901
#   Comba Telecom Systems Holdings, Ltd.                  4,285,073   1,467,557
*   Comtec Solar Systems Group, Ltd.                      2,204,000     439,417
    Cosco International Holdings, Ltd.                    1,328,000     564,359
    COSCO Pacific, Ltd.                                   6,020,441   7,998,180
*   Country Garden Holdings Co., Ltd.                    14,674,182   8,332,681
#   CP Pokphand Co., Ltd.                                10,001,658   1,070,962
#   CPMC Holdings, Ltd.                                     855,000     673,088
#*  CSPC Pharmaceutical Group, Ltd.                       3,620,000   1,749,458
    CSR Corp., Ltd.                                       3,415,324   2,246,027
    DaChan Food Asia, Ltd.                                1,513,087     190,998
#   Dah Chong Hong Holdings, Ltd.                         2,939,000   2,712,852
#   Dalian Port PDA Co., Ltd. Class H                     4,370,000     953,264
    DaMing International Holdings, Ltd.                      34,000       5,685
#   Daphne International Holdings, Ltd.                   1,848,000   1,924,468
#*  Daqing Dairy Holdings, Ltd.                           1,243,000          --
    Datang International Power Generation Co., Ltd.
      Class H                                             7,128,000   3,124,547
    Dawnrays Pharmaceutical Holdings, Ltd.                1,277,491     385,430
#   DBA Telecommunication Asia Holdings, Ltd.               956,000     574,910
#   Digital China Holdings, Ltd.                          3,162,000   3,992,106
#   Dongfang Electric Corp., Ltd. Class H                 1,148,400   1,616,637
    Dongfeng Motor Group Co., Ltd. Class H                6,712,000  10,062,324
#   Dongjiang Environmental Co., Ltd. Class H                78,800     366,928
#   Dongyue Group                                         5,933,000   3,333,359
#*  Dynasty Fine Wines Group, Ltd.                        1,708,000     316,942
    Embry Holdings, Ltd.                                    435,000     232,883
    ENN Energy Holdings, Ltd.                             1,828,000  10,595,108
    EVA Precision Industrial Holdings, Ltd.               4,466,516     773,348
#   Evergrande Real Estate Group, Ltd.                   23,986,000   9,845,213
    Evergreen International Holdings, Ltd.                1,091,000     211,243
*   Extrawell Pharmaceutical Holdings, Ltd.               4,522,079     432,553
    Fantasia Holdings Group Co., Ltd.                     6,868,019   1,072,675
#*  First Tractor Co., Ltd. Class H                       1,948,000   1,448,701
    Fosun International, Ltd.                             5,841,785   4,163,881
#   Franshion Properties China, Ltd.                     13,790,976   4,711,703
#   Fufeng Group, Ltd.                                    4,132,800   1,488,643
#   GCL-Poly Energy Holdings, Ltd.                       33,132,320   6,733,053

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
    Geely Automobile Holdings, Ltd.                       14,670,000 $7,413,893
    Global Bio-Chem Technology Group Co., Ltd.             8,505,600    735,230
#*  Global Sweeteners Holdings, Ltd.                       1,750,699    113,119
*   Glorious Property Holdings, Ltd.                      12,490,712  1,949,106
*   Goldbond Group Holdings, Ltd.                            650,000     22,628
#   Golden Eagle Retail Group, Ltd.                        1,647,000  2,889,675
    Golden Meditech Holdings, Ltd.                         4,549,285    533,912
    Goldlion Holdings, Ltd.                                  826,866    437,232
#*  GOME Electrical Appliances Holding, Ltd.              45,853,660  4,618,402
#   Good Friend International Holdings, Inc.                 487,333    162,895
    Goodbaby International Holdings, Ltd.                  1,213,000    587,262
#   Great Wall Motor Co., Ltd. Class H                     1,421,250  6,175,298
    Great Wall Technology Co., Ltd. Class H                1,896,000    344,678
#   Greatview Aseptic Packaging Co., Ltd.                    262,000    156,134
#*  Greentown China Holdings, Ltd.                         2,819,000  5,489,252
#   Guangdong Investment, Ltd.                             5,994,000  5,780,054
    Guangshen Railway Co., Ltd. Class H                    2,642,000  1,333,756
#   Guangshen Railway Co., Ltd. Sponsored ADR                 69,174  1,728,658
#   Guangzhou Automobile Group Co., Ltd. Class H           8,373,480  6,901,761
*   Guangzhou Pharmaceutical Co., Ltd. Class H               504,000  1,648,026
#   Guangzhou R&F Properties Co., Ltd.                     3,418,732  6,203,738
#*  Guangzhou Shipyard International Co., Ltd. Class H       856,000    759,328
*   Guodian Technology & Environment Group Co., Ltd.
      Class H                                                460,000    135,574
*   Haier Electronics Group Co., Ltd.                      1,539,000  2,751,617
    Hainan Meilan International Airport Co., Ltd. Class H    596,000    513,697
    Haitian International Holdings, Ltd.                   1,399,000  2,398,484
#*  Hanergy Solar Group, Ltd.                             33,548,000  2,424,998
    Harbin Electric Co., Ltd. Class H                      4,400,587  3,388,480
    Henderson Investment, Ltd.                               377,000     29,173
*   Heng Tai Consumables Group, Ltd.                      18,666,383    392,446
    Hengan International Group Co., Ltd.                     876,622  9,097,283
#   Hengdeli Holdings, Ltd.                                7,728,000  2,266,630
#*  Hi Sun Technology China, Ltd.                          3,972,000    462,860
#   Hidili Industry International Development, Ltd.        5,587,000  1,264,171
#   Hilong Holding, Ltd.                                   1,516,000    621,184
*   Hisense Kelon Electrical Holdings Co., Ltd. Class H    1,186,000    837,031
#   HKC Holdings, Ltd.                                    16,298,210    546,313
#   Honghua Group, Ltd.                                    4,908,000  2,405,370
    Hopefluent Group Holdings, Ltd.                          141,973     50,320
#   Hopewell Highway Infrastructure, Ltd.                  3,137,528  1,549,644
*   Hopson Development Holdings, Ltd.                      2,756,000  4,627,420
#   Hua Han Bio-Pharmaceutical Holdings, Ltd.              6,282,280  2,034,836
*   Hua Lien International Holding Co., Ltd.                 558,000     44,603
#   Huabao International Holdings, Ltd.                    8,891,986  4,085,679
*   Huadian Power International Co. Class H                3,248,000  1,784,605
    Huaneng Power International, Inc. Class H                570,000    660,438
#   Huaneng Power International, Inc. Sponsored ADR          106,517  4,942,389
*   Huaneng Renewables Corp., Ltd. Class H                 3,916,000  1,335,455
*   Huili Resources Group, Ltd.                              484,000    136,837
#*  Hunan Nonferrous Metal Corp., Ltd. Class H             6,450,000  1,856,866
*   Huscoke Resources Holdings, Ltd.                       4,383,800     56,708
    Hutchison Harbour Ring, Ltd.                           1,500,000    121,840

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
CHINA -- (Continued)
    Industrial & Commercial Bank of China, Ltd. Class H 121,753,725 $85,824,770
    Inspur International, Ltd.                           10,900,000     421,856
*   Interchina Holdings Co.                              15,982,500     896,356
    Intime Department Store Group Co., Ltd.               3,637,000   4,302,955
    Jiangsu Expressway Co., Ltd. Class H                  2,764,000   3,039,255
    Jiangxi Copper Co., Ltd. Class H                      4,024,000   7,875,422
#*  Jinchuan Group International Resources Co., Ltd.      1,394,000     255,518
    Jingwei Textile Machinery Class H                     1,000,000     661,052
#   Ju Teng International Holdings, Ltd.                  3,568,090   2,326,951
*   Kai Yuan Holdings, Ltd.                              16,790,000     430,746
#*  Kaisa Group Holdings, Ltd.                            6,606,684   2,079,772
*   Kasen International Holdings, Ltd.                      258,000      56,872
    Kingboard Chemical Holdings, Ltd.                     2,674,305   7,300,395
#   Kingboard Laminates Holdings, Ltd.                    4,466,484   2,005,311
#*  Kingdee International Software Group Co., Ltd.        7,047,600   1,156,165
#   Kingsoft Corp., Ltd.                                  2,757,000   3,177,687
    Kingway Brewery Holdings, Ltd.                        2,433,361     969,466
    Kunlun Energy Co., Ltd.                               3,864,000   7,592,507
    KWG Property Holding, Ltd.                            5,999,644   4,148,417
    Labixiaoxin Snacks Group, Ltd.                          770,000     389,306
    Lai Fung Holdings, Ltd.                              23,043,000     569,810
    Le Saunda Holdings, Ltd.                              1,060,000     329,510
    Lee & Man Chemical Co., Ltd.                            745,339     346,256
    Lee & Man Paper Manufacturing, Ltd.                   6,703,200   4,999,982
    Lenovo Group, Ltd.                                    7,772,000   7,119,701
    Leoch International Technology, Ltd.                    907,000     124,636
#*  Li Ning Co., Ltd.                                     3,448,000   1,905,691
#   Lianhua Supermarket Holdings Co., Ltd. Class H        1,415,200     859,625
#   Lijun International Pharmaceutical Holding, Ltd.      7,206,000   2,262,040
#   Lingbao Gold Co., Ltd. Class H                        1,474,000     436,482
    LK Technology Holdings, Ltd.                            712,500     133,288
#   Longfor Properties Co., Ltd.                          3,160,500   5,279,510
#   Lonking Holdings, Ltd.                                8,945,000   1,700,193
*   Loudong General Nice Resources China Holdings, Ltd.   5,239,309     359,562
*   Luoyang Glass Co., Ltd. Class H                         234,000      51,370
#*  Maanshan Iron & Steel Class H                         8,048,000   1,990,744
#   Magic Holdings International, Ltd.                    1,556,000     842,950
#   Maoye International Holdings, Ltd.                    6,262,000   1,343,502
#*  Metallurgical Corp. of China, Ltd. Class H           10,872,000   2,219,056
    Microport Scientific Corp.                            1,088,000     693,348
#   MIE Holdings Corp.                                    3,578,000     832,211
    MIN XIN Holdings, Ltd.                                  596,000     328,630
    Mingfa Group International Co., Ltd.                  4,065,000   1,255,736
*   Mingyuan Medicare Development Co., Ltd.               5,050,000     104,377
#   Minmetals Land, Ltd.                                  5,137,644     736,754
    Minth Group, Ltd.                                     1,933,000   3,474,308
*   MMG, Ltd.                                             6,032,000   1,809,200
*   Nan Hai Corp., Ltd.                                  55,350,000     228,471
    Nanjing Panda Electronics Co., Ltd. Class H             814,000     339,764
#   NetDragon Websoft, Inc.                                 334,456     491,563
    New China Life Insurance Co., Ltd. Class H               10,500      39,199
    New World China Land, Ltd.                            9,861,700   4,354,829

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- -----------
CHINA -- (Continued)
#   New World Department Store China, Ltd.               1,829,538 $   943,986
#   Nine Dragons Paper Holdings, Ltd.                    6,646,000   5,790,348
*   North Mining Shares Co., Ltd.                        5,360,000     262,756
    NVC Lighting Holdings, Ltd.                          6,023,000   1,475,821
#   O-Net Communications Group, Ltd.                     1,378,000     311,356
    Overseas Chinese Town Asia Holdings, Ltd.              319,817     164,625
    Pacific Online, Ltd.                                   748,195     298,685
    Parkson Retail Group, Ltd.                           4,331,000   2,362,661
#*  PAX Global Technology, Ltd.                            271,000      55,863
    PCD Stores Group, Ltd.                              10,610,000   1,601,369
#   Peak Sport Products Co., Ltd.                        2,954,000     530,257
*   PetroAsian Energy Holdings, Ltd.                     6,124,000     131,876
#   PetroChina Co., Ltd. ADR                               229,733  29,373,661
    PetroChina Co., Ltd. Class H                        16,012,000  20,409,353
#   Phoenix Satellite Television Holdings, Ltd.          2,056,000     780,733
    PICC Property & Casualty Co., Ltd. Class H           2,988,000   3,844,826
#   Ping An Insurance Group Co. of China, Ltd. Class H   2,270,500  18,006,046
*   Poly Property Group Co., Ltd.                        9,101,068   6,373,914
#   Ports Design, Ltd.                                   1,501,000   1,179,629
*   Pou Sheng International Holdings, Ltd.               3,581,609     207,940
    Powerlong Real Estate Holdings, Ltd.                 4,637,715   1,110,404
#*  Prosperity International Holdings HK, Ltd.           4,900,000     189,720
    Qingling Motors Co., Ltd. Class H                    1,688,000     477,353
    Qunxing Paper Holdings Co., Ltd.                       854,211     222,340
*   Real Gold Mining, Ltd.                                 640,000     115,462
#   Real Nutriceutical Group, Ltd.                       4,279,000   1,138,945
    Regent Manner International Holdings, Ltd.           2,737,000     513,625
*   Renhe Commercial Holdings Co., Ltd.                 46,971,077   2,969,035
#   REXLot Holdings, Ltd.                               33,497,436   2,766,796
*   Richly Field China Development, Ltd.                 5,210,000          --
    Road King Infrastructure, Ltd.                         964,000     914,135
    Royale Furniture Holdings, Ltd.                      1,746,750     142,094
    Samson Holding, Ltd.                                 2,893,000     533,970
#   Sany Heavy Equipment International Holdings Co.,
      Ltd.                                               4,078,500   1,643,457
    Sateri Holdings, Ltd.                                   23,000       5,419
*   Semiconductor Manufacturing International Corp.     85,083,955   6,307,823
*   Semiconductor Manufacturing International Corp. ADR    157,967     575,000
    Shandong Chenming Paper Holdings, Ltd. Class H       1,407,022     546,894
    Shandong Molong Petroleum Machinery Co., Ltd.
      Class H                                            1,115,328     402,496
    Shandong Weigao Group Medical Polymer Co., Ltd.
      Class H                                            2,888,000   2,782,027
    Shanghai Electric Group Co., Ltd. Class H            8,530,000   2,986,892
    Shanghai Industrial Holdings, Ltd.                   2,152,000   6,837,593
#* Shanghai Industrial Urban Development Group, Ltd. 6,225,025 1,259,437 Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                       5,734,000     916,893
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H     503,200   1,037,765
    Shanghai Prime Machinery Co., Ltd. Class H           1,820,000     218,244
*   Shanghai Zendai Property, Ltd.                       5,855,000     113,359
    Shengli Oil & Gas Pipe Holdings, Ltd.                4,210,500     444,915
#   Shenguan Holdings Group, Ltd.                        3,246,000   1,648,417
    Shenzhen Expressway Co., Ltd. Class H                2,814,000   1,157,917
    Shenzhen International Holdings, Ltd.               42,013,180   5,476,545
#   Shenzhen Investment, Ltd.                           12,234,455   5,141,580

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CHINA -- (Continued)
    Shenzhou International Group Holdings, Ltd.             931,000 $ 2,729,173
#   Shimao Property Holdings, Ltd.                        5,197,183  11,229,820
*   Shougang Concord Century Holdings, Ltd.               1,074,433      39,589
#*  Shougang Concord International Enterprises Co., Ltd. 22,100,100   1,144,319
#   Shougang Fushan Resources Group, Ltd.                14,768,461   5,779,033
#   Shui On Land, Ltd.                                   12,370,708   4,101,357
    Sichuan Expressway Co., Ltd. Class H                  3,350,000   1,028,543
#   Sihuan Pharmaceutical Holdings Group, Ltd.            6,967,000   3,914,654
    Sijia Group Co.                                         893,399     157,723
    Silver Grant International                            4,466,000     721,404
#*  SIM Technology Group, Ltd.                            5,367,000     204,855
    Sino Biopharmaceutical                                6,775,999   4,675,608
*   Sino Dragon New Energy Holdings, Ltd.                   800,000      13,121
#*  Sino Oil And Gas Holdings, Ltd.                      42,912,234     856,796
*   Sino Prosper State Gold Resources Holdings, Ltd.      2,116,686      48,957
#   Sino-Ocean Land Holdings, Ltd.                       12,637,768   8,342,704
    Sinofert Holdings, Ltd.                               9,892,673   2,148,494
*   Sinolink Worldwide Holdings, Ltd.                     3,813,492     299,807
    SinoMedia Holding, Ltd.                                 928,258     516,473
    Sinopec Kantons Holdings, Ltd.                        2,050,000   1,858,028
    Sinopec Shanghai Petrochemical Co., Ltd. Class H 2,962,000 1,021,424 Sinopec Shanghai Petrochemical Co., Ltd. Sponsored
      ADR                                                    26,615     905,442
#   Sinopec Yizheng Chemical Fibre Co., Ltd. Class H      3,260,000     732,306
#   Sinopharm Group Co., Ltd. Class H                     1,682,800   5,014,766
*   Sinopoly Battery, Ltd.                                6,020,000     244,926
    Sinotrans Shipping, Ltd.                              6,208,000   1,538,298
    Sinotrans, Ltd. Class H                               7,471,000   1,590,742
#   Sinotruk Hong Kong, Ltd.                              3,147,500   1,758,811
    SITC International Holdings Co., Ltd.                   444,000     162,713
    Skyworth Digital Holdings, Ltd.                       8,031,839   6,644,961
*   SMI Corp., Ltd.                                       8,220,000     159,777
#   SOHO China, Ltd.                                      7,529,839   6,506,477
*   Solargiga Energy Holdings, Ltd.                       6,006,000     287,035
    Sparkle Roll Group, Ltd.                              6,520,000     572,206
*   SPG Land Holdings, Ltd.                               1,112,275     547,527
    Springland International Holdings, Ltd.                 344,000     179,180
*   SRE Group, Ltd.                                      14,583,714     545,045
    Sun Art Retail Group, Ltd.                            2,794,500   3,893,381
    Sunac China Holdings, Ltd.                            5,087,000   4,104,413
    Sunny Optical Technology Group Co., Ltd.              1,566,000   2,073,983
    Tak Sing Alliance Holdings, Ltd.                        820,877     124,178
    TCC International Holdings, Ltd.                      4,525,997   1,292,516
    TCL Communication Technology Holdings, Ltd.           2,429,100     979,381
    TCL Multimedia Technology Holdings, Ltd.              2,687,200   2,438,333
*   Tech Pro Technology Development, Ltd.                 2,962,000   1,106,802
    Tencent Holdings, Ltd.                                  910,600  31,390,492
    Texhong Textile Group, Ltd.                           1,314,000   1,525,724
    Tian An China Investment                                896,357     632,590
    Tian Shan Development Holdings, Ltd.                  1,000,000     293,689
    Tiangong International Co., Ltd.                      5,936,056   1,678,604
#   Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                        1,310,000     463,170
#*  Tianjin Development Hldgs, Ltd.                       1,873,800   1,253,968

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CHINA -- (Continued)
*   Tianjin Jinran Public Utilities Co., Ltd. Class H       640,000 $   211,919
    Tianjin Port Development Holdings, Ltd.               8,513,200   1,219,731
#   Tianneng Power International, Ltd.                    2,877,952   1,824,382
    Tingyi Cayman Islands Holding Corp.                   2,354,000   6,528,099
    Tomson Group, Ltd.                                    1,005,277     271,107
    Tong Ren Tang Technologies Co., Ltd. Class H            569,000   1,896,433
*   Tonic Industries Holdings, Ltd.                         302,000      92,428
#   Towngas China Co., Ltd.                               3,334,000   3,210,751
    TPV Technology, Ltd.                                  3,160,578     818,817
    Travelsky Technology, Ltd. Class H                    3,405,938   2,168,848
*   Trony Solar Holdings Co., Ltd.                        2,133,000     173,165
#   Truly International Holdings                          4,789,000   2,559,446
    Tsingtao Brewery Co., Ltd. Class H                      526,000   3,524,819
    Uni-President China Holdings, Ltd.                    2,423,090   2,637,718
#*  United Energy Group, Ltd.                             7,257,550   1,122,776
#   Vinda International Holdings, Ltd.                    1,632,000   2,136,617
#   VODone, Ltd.                                         13,108,600     981,413
    Want Want China Holdings, Ltd.                        7,077,000  11,242,566
    Wasion Group Holdings, Ltd.                           1,976,000   1,108,549
#   Weichai Power Co., Ltd. Class H                       1,285,280   4,498,002
    Weiqiao Textile Co. Class H                           1,898,500   1,045,697
    Welling Holding, Ltd.                                 4,058,000     910,210
#   West China Cement, Ltd.                              10,810,000   1,914,052
#   Winsway Coking Coal Holdings, Ltd.                    4,304,000     406,401
    Wumart Stores, Inc. Class H                             764,000   1,339,179
    Xiamen International Port Co., Ltd. Class H           4,207,338     564,126
    Xiangyu Dredging Holdings, Ltd.                         178,000      41,322
#   Xingda International Holdings, Ltd.                   3,861,000   1,480,701
    Xinhua Winshare Publishing and Media Co., Ltd.
      Class H                                               786,000     444,931
#   Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                             2,090,000   1,265,029
#   Xinjiang Xinxin Mining Industry Co., Ltd. Class H     3,281,000     606,292
    Xiwang Sugar Holdings Co., Ltd.                       1,668,005     146,596
#   XTEP International Holdings                           3,016,000   1,265,623
#*  Yanchang Petroleum International, Ltd.               18,200,000   1,057,512
    Yantai North Andre Juice Co. Class H                    134,500      53,754
#   Yanzhou Coal Mining Co., Ltd. Class H                 3,890,000   4,070,627
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR             210,602   2,213,427
    Yashili International Holdings, Ltd.                  2,620,000     980,543
    Yingde Gases Group Co., Ltd.                          2,570,000   2,478,329
#   Yip's Chemical Holdings, Ltd.                         1,130,000   1,231,500
    Youyuan International Holdings, Ltd.                    530,000     146,730
    Yuanda China Holdings, Ltd.                             516,000      47,983
    Yuexiu Property Co., Ltd.                            23,434,800   6,947,293
    Yuexiu Transport Infrastructure, Ltd.                 2,169,415   1,110,796
#   Yuzhou Properties Co.                                 2,153,000     548,743
    Zall Development Group, Ltd.                            596,000     198,936
    Zhaojin Mining Industry Co., Ltd.                     2,062,666   2,306,141
    Zhejiang Expressway Co., Ltd. Class H                 4,280,000   3,365,418
*   Zhejiang Glass Co., Ltd. Class H                        192,000          --
*   Zhengzhou Coal Mining Machinery Group Co., Ltd.
      Class H                                                41,200      32,236
*   Zhong An Real Estate, Ltd.                              971,444     142,999
    Zhongsheng Group Holdings, Ltd.                       1,769,500   2,439,409

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
CHINA -- (Continued)
*   Zhuguang Holdings Group Co., Ltd.                    757,242 $      164,774
#   Zhuzhou CSR Times Electric Co., Ltd. Class H       1,063,250      2,933,676
#   Zijin Mining Group Co., Ltd. Class H               8,730,000      2,589,553
#   Zoomlion Heavy Industry Science and Technology
      Co., Ltd.                                        3,812,800      3,831,899
#   ZTE Corp. Class H                                  1,801,460      3,045,134
                                                                 --------------
TOTAL CHINA                                                       1,667,981,761
                                                                 --------------
COLOMBIA -- (0.4%)
    Almacenes Exito SA                                   317,824      5,210,329
    Banco de Bogota SA                                    11,155        385,059
    Bancolombia SA                                       211,715      3,480,084
#   Bancolombia SA Sponsored ADR                         206,414     13,988,677
    Cementos Argos SA                                    448,901      2,004,588
    Constructora Conconcreto SA                            3,319          2,423
#   Ecopetrol SA Sponsored ADR                           410,257     19,515,926
    Empresa de Energia de Bogota SA                    2,495,830      1,866,657
*   Empresa de Telecomunicaciones de Bogota              290,173         62,881
*   Fabricato SA                                       9,525,507         62,631
    Grupo Aval Acciones y Valores                        256,314        177,656
    Grupo de Inversiones Suramericana SA                  10,000        210,949
    Grupo Nutresa SA                                      30,929        426,377
    Grupo Odinsa SA (B06MW70)                              9,847         50,177
*   Grupo Odinsa SA (B96JTD9)                                492          1,930
    Interconexion Electrica SA ESP                       622,894      2,866,885
    Isagen SA ESP                                      2,342,250      3,259,747
    Mineros SA                                            17,511         39,242
                                                                 --------------
TOTAL COLOMBIA                                                       53,612,218
                                                                 --------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S.                                             409,139     11,869,633
    Fortuna Entertainment Group NV                        11,020         58,694
#   Komercni Banka A.S.                                   47,659      9,125,995
    Pegas Nonwovens SA                                    35,734        947,254
    Philip Morris CR A.S.                                  1,199        683,508
    Telefonica Czech Republic A.S.                       368,259      5,327,807
*   Unipetrol A.S.                                       199,052      1,747,419
                                                                 --------------
TOTAL CZECH REPUBLIC                                                 29,760,310
                                                                 --------------
EGYPT -- (0.0%)
#   Commercial International Bank Egypt S.A.E. GDR       454,763      1,983,131
*   Egyptian Financial Group-Hermes Holding GDR           11,051         33,132
*   Orascom Telecom Holding S.A.E. GDR                   835,032      2,817,127
                                                                 --------------
TOTAL EGYPT                                                           4,833,390
                                                                 --------------
HONG KONG -- (0.0%)
*   L'sea Resources International Holdings, Ltd.       5,050,000        221,771
                                                                 --------------
HUNGARY -- (0.3%)
#*  CIG Pannonia Life Insurance P.L.C. Class A             5,747          5,314
*   Danubius Hotel and SpA P.L.C.                          6,208         91,158
    EGIS Pharmaceuticals P.L.C.                           15,522      1,226,726

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
HUNGARY -- (Continued)
    EMASZ Rt                                                  1,041 $    52,507
#*  FHB Mortgage Bank P.L.C.                                 72,566     113,477
*   Fotex Holding SE                                         71,030      61,310
    Magyar Telekom Telecommunications P.L.C.              1,419,114   2,624,701
#   Magyar Telekom Telecommunications P.L.C. Sponsored
      ADR                                                    36,206     332,733
    MOL Hungarian Oil and Gas P.L.C.                         96,483   6,858,130
    OTP Bank P.L.C.                                         800,787  16,719,052
*   PannErgy                                                 73,661     121,065
    Richter Gedeon Nyrt                                      33,495   4,972,030
    Zwack Unicum Rt                                             541      30,972
                                                                    -----------
TOTAL HUNGARY                                                        33,209,175
                                                                    -----------
INDIA -- (6.8%)
*   3M India, Ltd.                                            3,252     216,725
    Aanjaneya Lifecare, Ltd.                                  5,964       9,929
    Aban Offshore, Ltd.                                     102,387     613,695
    ABB, Ltd.                                               136,420   1,328,744
*   ABG Shipyard, Ltd.                                       83,042     495,877
    ACC, Ltd.                                               175,684   4,028,603
    Adani Enterprises, Ltd.                                 556,191   2,251,636
    Adani Ports and Special Economic Zone                   623,353   1,677,490
*   Adani Power, Ltd.                                     3,034,891   2,743,580
    Aditya Birla Nuvo, Ltd.                                 167,475   3,267,316
*   Advanta India, Ltd.                                      12,095     178,683
    Agro Tech Foods, Ltd.                                    29,766     289,537
    AIA Engineering, Ltd.                                    42,137     240,074
    Ajanta Pharma, Ltd.                                      21,083     307,161
    Ajmera Realty & Infra India, Ltd.                        13,751      24,961
    Akzo Nobel India, Ltd.                                   30,923     567,799
    Alembic Pharmaceuticals, Ltd.                           336,138     717,355
    Allahabad Bank                                          638,448   1,596,937
    Allcargo Logistics, Ltd.                                  4,494       9,594
    Alok Industries, Ltd.                                 2,243,977     409,621
    Alstom India, Ltd.                                       83,586     494,159
    Amara Raja Batteries, Ltd.                              207,167     996,881
    Ambuja Cements, Ltd.                                  1,772,311   6,192,055
    Amtek Auto, Ltd.                                        388,815     532,402
    Amtek India, Ltd.                                        45,529      76,283
    Anant Raj, Ltd.                                         649,133     801,448
    Andhra Bank                                             714,490   1,217,143
*   Andhra Pradesh Paper Mills                               13,196      50,883
*   Ansal Properties & Infrastructure, Ltd.                  88,794      39,701
    Apollo Hospitals Enterprise, Ltd.                       209,952   3,239,892
    Apollo Tyres, Ltd.                                      274,413     490,769
    Arvind, Ltd.                                            988,348   1,451,496
*   Asahi India Glass, Ltd.                                  65,517      57,911
    Ashok Leyland, Ltd.                                   7,079,949   3,060,201
    Asian Hotels East, Ltd.                                   2,605       7,732
    Asian Paints, Ltd.                                       44,041   3,835,240
    Atul, Ltd.                                                2,501      16,990
    Aurobindo Pharma, Ltd.                                  622,973   2,200,512
    Automotive Axles, Ltd.                                    5,791      31,695

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Axis Bank, Ltd.                                         644,979 $17,867,565
    Bajaj Auto, Ltd.                                        115,618   4,040,154
    Bajaj Corp., Ltd.                                        48,317     219,319
    Bajaj Electricals, Ltd.                                 166,455     545,181
    Bajaj Finance, Ltd.                                      28,762     660,940
    Bajaj Finserv, Ltd.                                     196,173   2,705,278
    Bajaj Hindusthan, Ltd.                                1,016,434     374,432
    Bajaj Holdings and Investment, Ltd.                     117,122   1,933,432
    Balkrishna Industries, Ltd.                              23,260     112,943
    Ballarpur Industries, Ltd.                              987,559     318,402
    Balmer Lawrie & Co., Ltd.                                19,589     244,495
*   Balrampur Chini Mills, Ltd.                             731,288     648,952
    Bank of Baroda                                          129,710   1,684,698
    Bank of India                                           589,658   3,617,773
    Bank Of Maharashtra                                     479,162     515,495
    Bannari Amman Sugars, Ltd.                                3,050      47,914
    BASF India, Ltd.                                         30,991     334,970
    Bata India, Ltd.                                         49,123     677,140
    BEML, Ltd.                                               51,423     153,462
    Berger Paints India, Ltd.                               450,282   1,612,165
*   BF Utilities, Ltd.                                       67,315     332,756
    BGR Energy Systems, Ltd.                                 98,529     354,646
    Bharat Electronics, Ltd.                                 54,823   1,191,607
    Bharat Forge, Ltd.                                      295,732   1,269,729
    Bharat Heavy Electricals, Ltd.                        1,970,093   7,082,016
    Bharat Petroleum Corp., Ltd.                            383,418   2,959,011
    Bharti Airtel, Ltd.                                   1,526,038   9,015,946
*   Bhushan Steel, Ltd. (B8KHHS3)                            18,641      89,615
    Bhushan Steel, Ltd. (6288521)                           294,737   2,489,033
    Biocon, Ltd.                                            251,984   1,353,175
    Birla Corp., Ltd.                                        48,901     233,834
    Blue Dart Express, Ltd.                                  10,046     476,392
    Blue Star, Ltd.                                          97,482     293,789
    Bombay Dyeing & Manufacturing Co., Ltd.                 571,198     913,298
*   Bombay Rayon Fashions, Ltd.                              14,294      62,555
    Bosch, Ltd.                                              14,882   2,457,681
    Brigade Enterprises, Ltd.                                35,506      47,070
    Britannia Industries, Ltd.                              147,748   1,591,426
    Cadila Healthcare, Ltd.                                  97,123   1,433,830
    Cairn India, Ltd.                                     1,118,474   6,485,901
    Canara Bank                                             450,390   3,481,724
    Capital First, Ltd.                                      73,894     232,929
    Carborundum Universal, Ltd.                             136,424     303,473
    Central Bank Of India                                 1,200,049   1,587,188
*   Century Plyboards India, Ltd.                            85,287      82,633
    Century Textiles & Industries, Ltd.                     192,498   1,026,908
    CESC, Ltd.                                              403,869   2,155,781
    Chambal Fertilizers & Chemicals, Ltd.                   701,330     693,833
    Chennai Petroleum Corp., Ltd.                           129,610     261,871
    Cholamandalam Investment and Finance Co., Ltd.           56,126     280,096
    Cipla, Ltd.                                             804,521   6,073,394
*   City Union Bank, Ltd. (B96FP40)                         166,870     129,755

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
INDIA -- (Continued)
    City Union Bank, Ltd. (6313940)                          867,839 $  881,709
    Clariant Chemicals India, Ltd.                            30,025    261,973
    Claris Lifesciences, Ltd.                                  1,241      4,123
    CMC, Ltd.                                                 28,513    700,403
    Colgate-Palmolive India, Ltd.                             78,706  2,117,977
    Container Corp. Of India                                 109,669  2,288,911
    Core Education & Technologies, Ltd.                      161,280    164,669
    Coromandel International, Ltd.                           233,309    842,896
    Corp. Bank                                               168,763  1,186,985
    Cox & Kings, Ltd.                                         10,358     24,685
    CRISIL, Ltd.                                              57,449    956,619
    Crompton Greaves, Ltd.                                   963,506  1,647,137
    Cummins India, Ltd.                                      152,731  1,445,338
    Dabur India, Ltd.                                        799,230  2,197,229
    Dalmia Bharat, Ltd.                                       31,411     74,515
    DB Corp., Ltd.                                            39,066    172,472
*   DB Realty, Ltd.                                          461,623    549,380
    DCM Shriram Consolidated                                 112,921    121,012
    Deepak Fertilisers & Petrochemicals Corp., Ltd.          115,148    229,189
    Delta Corp., Ltd.                                        595,810    693,537
*   DEN Networks, Ltd.                                       213,589    875,177
    Dena Bank                                                234,217    396,042
*   Development Credit Bank, Ltd.                            767,873    671,874
    Dewan Housing Finance Corp., Ltd.                        108,094    351,680
*   Dish TV India, Ltd.                                    1,729,602  2,187,890
    Dishman Pharmaceuticals & Chemicals, Ltd.                 42,077     54,292
    Divi's Laboratories, Ltd.                                 77,768  1,548,099
    DLF, Ltd.                                              1,646,221  7,273,479
    Dr Reddy's Laboratories, Ltd.                             72,197  2,721,070
#   Dr Reddy's Laboratories, Ltd. ADR                        165,878  6,283,459
*   Dredging Corp. Of India, Ltd.                             24,595     98,996
    eClerx Services, Ltd.                                     11,390    128,790
    Edelweiss Financial Services, Ltd.                       357,029    199,437
    Educomp Solutions, Ltd.                                  248,783    299,391
    Eicher Motors, Ltd.                                       27,766  1,532,369
    EID Parry India, Ltd.                                    205,741    582,922
    EIH, Ltd.                                                412,222    470,823
    Elder Pharmaceuticals, Ltd.                               35,847    246,624
    Electrosteel Castings, Ltd.                              264,725     82,310
*   Electrosteel Steels, Ltd.                                 48,436      4,418
    Elgi Equipments, Ltd.                                     52,370     74,046
    Emami, Ltd.                                               81,295    963,619
    Engineers India, Ltd.                                    214,419    693,168
*   Entertainment Network India, Ltd.                         42,882    187,923
    Era Infra Engineering, Ltd.                              344,315    876,145
    Eros International Media, Ltd.                           154,905    515,799
    Escorts, Ltd.                                            379,390    404,276
    Ess Dee Aluminium, Ltd.                                    5,974     57,175
*   Essar Oil, Ltd.                                        1,356,333  1,925,170
    Essar Ports, Ltd.                                        201,111    332,653
*   Essar Shipping, Ltd.                                      67,656     24,545
    Essel Propack, Ltd.                                       79,134     51,511

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
INDIA -- (Continued)
    Exide Industries, Ltd.                                   879,117 $2,169,770
    FAG Bearings India, Ltd.                                  15,456    390,344
    FDC, Ltd.                                                244,289    407,976
    Federal Bank, Ltd.                                       592,093  5,027,688
*   Federal-Mogul Goetze India, Ltd.                          18,608     68,470
    Financial Technologies India, Ltd.                       145,764  2,165,533
    Finolex Cables, Ltd.                                      94,015     89,383
    Finolex Industries, Ltd.                                 160,441    311,950
*   Fortis Healthcare, Ltd.                                  498,030    930,948
*   Fresenius Kabi Oncology, Ltd.                            111,146    263,233
*   Future Retail, Ltd.                                        8,100     21,934
*   Future Ventures India, Ltd.                               43,783      7,706
    GAIL India, Ltd.                                       1,229,951  8,011,429
    Gammon India, Ltd.                                       141,648     58,681
*   Gammon Infrastructure Projects, Ltd.                     476,151     99,894
    Gateway Distriparks, Ltd.                                220,259    500,914
    Geodesic, Ltd.                                            81,233     14,009
    Gillette India, Ltd.                                      10,795    413,171
    Gitanjali Gems, Ltd.                                     286,011  3,266,864
    GlaxoSmithKline Consumer Healthcare, Ltd.                  1,127     84,947
    GlaxoSmithKline Pharmaceuticals, Ltd.                     45,643  1,914,068
    Glenmark Pharmaceuticals, Ltd.                           196,299  1,774,623
*   GMR Infrastructure, Ltd.                               4,244,052  1,614,821
    Godfrey Phillips India, Ltd.                               5,046    225,857
    Godrej Consumer Products, Ltd.                           195,906  2,997,887
    Godrej Industries, Ltd.                                  250,790  1,440,287
    Godrej Properties, Ltd.                                   40,441    467,723
*   Gokul Refoils & Solvent, Ltd.                             51,091     19,974
    Graphite India, Ltd.                                     130,506    188,621
    Grasim Industries, Ltd.                                   28,007  1,524,589
    Gravita India, Ltd.                                       44,850     30,014
    Great Eastern Shipping Co., Ltd. (The)                   258,485  1,042,156
    Greaves Cotton, Ltd.                                     279,861    374,311
    Grindwell Norton, Ltd.                                    11,963     57,172
    Gruh Finance, Ltd.                                        62,690    223,381
*   GTL Infrastructure, Ltd.                               1,083,313     49,499
    Gujarat Alkalies & Chemicals, Ltd.                       142,039    440,385
    Gujarat Fluorochemicals, Ltd.                             76,058    423,330
    Gujarat Gas Co., Ltd.                                     28,606    130,631
    Gujarat Industries Power Co., Ltd.                        54,408     72,842
    Gujarat Mineral Development Corp., Ltd.                  304,330    884,140
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.     211,594    310,152
    Gujarat NRE Coke, Ltd.                                 1,194,828    380,584
    Gujarat State Fertilisers & Chemicals, Ltd.              511,114    522,258
    Gujarat State Petronet, Ltd.                             655,846    812,511
    Gulf Oil Corp., Ltd.                                      55,926     63,938
*   GVK Power & Infrastructure, Ltd.                       6,054,079  1,067,652
*   Hathway Cable & Datacom, Ltd.                            207,273    981,853
    Havells India, Ltd.                                      145,870  1,783,309
    HBL Power Systems, Ltd.                                  125,202     22,088
    HCL Infosystems, Ltd.                                    487,859    353,906
    HCL Technologies, Ltd.                                   483,971  6,462,046

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    HDFC Bank, Ltd.                                       2,322,906 $29,485,935
    HEG, Ltd.                                                32,827     101,204
*   HeidelbergCement India, Ltd.                            161,619     114,236
    Hero Motocorp, Ltd.                                      71,328   2,176,337
*   Hexa Tradex, Ltd.                                        69,387      33,052
    Hexaware Technologies, Ltd.                             989,639   1,513,233
*   Himachal Futuristic Communications, Ltd.              1,610,084     267,481
    Himadri Chemicals & Industries, Ltd.                     22,947       5,737
    Hindalco Industries, Ltd.                             5,439,816   9,833,722
    Hinduja Global Solutions, Ltd.                           10,967      53,356
    Hinduja Ventures, Ltd.                                   10,967      74,707
*   Hindustan Construction Co., Ltd.                      2,136,314     555,212
*   Hindustan Oil Exploration Co., Ltd.                     154,303     177,519
    Hindustan Petroleum Corp., Ltd.                         248,593   1,419,385
    Hindustan Unilever, Ltd.                                968,001  10,479,984
    Honeywell Automation India, Ltd.                          7,379     335,641
*   Hotel Leela Venture, Ltd.                               402,211     157,143
*   Housing Development & Infrastructure, Ltd.            1,319,117   1,300,410
    HSIL, Ltd.                                               81,520     161,010
    HT Media, Ltd.                                          103,911     204,021
    ICICI Bank, Ltd.                                         19,793     428,472
    ICICI Bank, Ltd. Sponsored ADR                          621,150  29,082,243
    ICRA, Ltd.                                                2,239      43,605
    IDBI Bank, Ltd.                                       1,010,938   1,657,791
*   Idea Cellular, Ltd.                                   2,367,093   5,862,032
    IDFC, Ltd.                                            1,943,833   5,531,881
    IFCI, Ltd.                                            1,168,454     647,249
    IL&FS Transportation Networks, Ltd.                       3,561      11,638
    India Cements, Ltd.                                   1,224,839   1,907,486
    India Infoline, Ltd.                                    743,454     864,420
*   Indiabulls Housing Finance, Ltd.                        378,779   1,910,944
*   Indiabulls Infrastructure and Power, Ltd.             2,185,548     174,198
*   Indiabulls Real Estate, Ltd.                            740,864   1,024,678
    Indian Bank                                             373,289   1,190,923
    Indian Hotels Co., Ltd.                               1,391,438   1,483,122
    Indian Oil Corp., Ltd.                                1,181,824   6,552,585
    Indian Overseas Bank                                    980,600   1,164,606
    Indo Rama Synthetics India                               52,177      16,416
    Indoco Remedies, Ltd.                                    19,035      22,210
    Indraprastha Gas, Ltd.                                  288,028   1,607,916
    IndusInd Bank, Ltd.                                     308,479   2,675,473
    Info Edge India, Ltd.                                    70,321     459,201
    Infosys, Ltd.                                           225,217   9,314,295
#   Infosys, Ltd. Sponsored ADR                             643,017  26,839,530
    Infotech Enterprises, Ltd.                               86,795     281,884
    ING Vysya Bank, Ltd.                                     84,082     944,205
    Ingersoll-Rand India, Ltd.                               31,787     234,902
    Ipca Laboratories, Ltd.                                 147,825   1,392,653
    IRB Infrastructure Developers, Ltd.                     474,969   1,027,811
    ITC, Ltd.                                             2,470,392  15,035,581
*   IVRCL, Ltd.                                           1,274,374     458,322
    Jagran Prakashan, Ltd.                                  166,431     282,872

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Jai Corp., Ltd.                                         342,070 $   405,972
    Jain Irrigation Systems, Ltd.                         1,316,591   1,545,478
    Jaiprakash Associates, Ltd.                           5,102,118   7,125,625
*   Jaiprakash Power Ventures, Ltd.                       2,869,752   1,358,577
    Jammu & Kashmir Bank, Ltd.                               97,959   2,521,350
    Jaypee Infratech, Ltd.                                  397,242     273,751
    JB Chemicals & Pharmaceuticals, Ltd.                     70,265     101,414
    JBF Industries, Ltd.                                     72,755     142,756
*   Jet Airways India, Ltd.                                  98,557   1,135,555
    Jindal Drilling & Industries, Ltd.                       14,415      56,744
    Jindal Poly Films, Ltd.                                  71,897     205,757
    Jindal Saw, Ltd.                                        555,926     822,974
*   Jindal South West Holdings, Ltd.                         10,439      89,297
*   Jindal Stainless, Ltd.                                  175,981     192,519
    Jindal Steel & Power, Ltd.                            1,215,683   6,894,711
    JK Cement, Ltd.                                          30,180     147,570
    JK Lakshmi Cement, Ltd.                                 142,889     260,476
    JM Financial, Ltd.                                    1,438,659     468,686
    JSW Energy, Ltd.                                      2,165,633   2,626,377
*   JSW ISPAT Steel, Ltd.                                 2,088,439     357,812
    JSW Steel, Ltd.                                         410,881   5,406,492
*   Jubilant Foodworks, Ltd.                                 81,982   1,690,807
    Jubilant Life Sciences, Ltd.                            137,636     434,280
    Jyothy Laboratories, Ltd.                               222,111     723,843
    Kajaria Ceramics, Ltd.                                  103,902     403,733
    Kakinada Fertilizers, Ltd.                              245,677      51,119
    Kalpataru Power Transmission, Ltd.                      107,844     160,758
    Kansai Nerolac Paints, Ltd.                               1,881      41,747
    Karnataka Bank, Ltd.                                    589,172   1,637,846
    Karur Vysya Bank, Ltd.                                   91,174     797,333
    Kaveri Seed Co., Ltd.                                    14,062     306,036
    KEC International, Ltd.                                 331,203     330,988
    Kesoram Industries, Ltd.                                 41,828      81,626
    Kewal Kiran Clothing, Ltd.                                   41         551
*   Kingfisher Airlines, Ltd.                               183,264      24,474
    Kirloskar Brothers, Ltd.                                  2,275       6,322
    Kirloskar Industries, Ltd.                                  867       5,632
    Kirloskar Oil Engines, Ltd.                              83,823     288,269
    Kotak Mahindra Bank, Ltd.                               705,863   9,272,780
    KPIT Cummins Infosystems, Ltd.                          340,927     656,360
    KRBL, Ltd.                                               93,980      41,882
    KSB Pumps, Ltd.                                          13,268      51,545
*   KSK Energy Ventures, Ltd.                                42,495      37,681
    Lakshmi Machine Works, Ltd.                              14,980     555,811
    Lakshmi Vilas Bank, Ltd.                                199,284     312,729
*   Lanco Infratech, Ltd.                                 2,816,098     587,376
    Larsen & Toubro, Ltd.                                   487,428  13,720,825
    LIC Housing Finance, Ltd.                               531,645   2,403,736
    Lupin, Ltd.                                             253,549   3,308,847
    Madras Cements, Ltd.                                    287,585   1,326,368
*   Mahanagar Telephone Nigam                               776,010     289,802
#*  Mahanagar Telephone Nigam ADR                            32,600      23,146

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Maharashtra Scooters, Ltd.                                1,432 $     9,637
    Maharashtra Seamless, Ltd.                               86,693     349,984
    Mahindra & Mahindra Financial Services, Ltd.            423,025   1,801,818
    Mahindra & Mahindra, Ltd.                               962,090  16,565,017
    Mahindra Holidays & Resorts India, Ltd.                  17,656      84,419
    Mahindra Lifespace Developers, Ltd.                      34,802     271,364
    Man Infraconstruction, Ltd.                               2,502       6,951
*   Manaksia, Ltd.                                           20,016      14,973
    Mandhana Industries, Ltd.                                48,996     227,441
    Mangalore Refinery & Petrochemicals, Ltd.             1,517,638   1,341,095
    Marico, Ltd.                                            342,160   1,429,254
    Maruti Suzuki India, Ltd.                               121,450   3,763,480
    MAX India, Ltd.                                         508,969   2,049,506
    McLeod Russel India, Ltd.                               229,384   1,332,940
*   Mercator, Ltd.                                          500,673     138,895
    Merck, Ltd.                                               7,397      87,355
    MindTree, Ltd.                                           52,625     780,882
    MOIL, Ltd.                                               18,361      75,945
    Monnet Ispat & Energy, Ltd.                              67,077     247,388
    Monsanto India, Ltd.                                     13,483     146,007
    Motherson Sumi Systems, Ltd.                            483,150   1,762,929
    Motilal Oswal Financial Services, Ltd.                   16,385      25,912
    Mphasis, Ltd.                                           215,828   1,491,795
    MRF, Ltd.                                                 7,342   1,827,425
*   Nagarjuna Oil Refinery, Ltd.                            223,343      15,145
    Natco Pharma, Ltd.                                       58,348     480,856
    National Aluminium Co., Ltd.                          1,461,456     947,541
    Nava Bharat Ventures, Ltd.                               53,812     163,997
    Navneet Publications India, Ltd.                        249,121     262,304
    NCC, Ltd.                                             1,133,595     659,507
    NESCO, Ltd.                                              26,287     377,134
    Nestle India, Ltd.                                       24,323   2,227,486
    NHPC, Ltd.                                            8,727,466   3,528,665
    NIIT Technologies, Ltd.                                 174,003     835,790
    NIIT, Ltd.                                              276,144     122,445
    Nitin Fire Protection Industries, Ltd.                  432,756     521,953
    Noida Toll Bridge Co., Ltd.                             192,455      75,820
    NTPC, Ltd.                                            1,254,913   3,654,731
    Oberoi Realty, Ltd.                                     109,122     493,245
    OCL India, Ltd.                                          23,518      65,959
    Oil & Natural Gas Corp., Ltd.                         1,196,201   7,251,685
    Oil India, Ltd.                                         370,022   3,792,132
*   OMAXE, Ltd.                                             271,279     798,810
    Opto Circuits India, Ltd.                               329,921     357,603
*   Oracle Financial Services Software, Ltd.                 66,143   3,207,441
*   Orbit Corp., Ltd.                                        69,708      32,336
    Orchid Chemicals & Pharmaceuticals, Ltd.                134,629     161,474
    Orient Cement Ltd.                                      199,965     213,791
    Orient Paper & Industries, Ltd.                         199,965      26,216
    Oriental Bank of Commerce                               331,890   1,660,040
    Orissa Minerals Development Co., Ltd.                     6,450     315,000
*   Oswal Chemicals & Fertilizers                           175,169      62,461

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Page Industries, Ltd.                                     4,468 $   297,717
*   Panacea Biotec, Ltd.                                     18,815      41,998
*   Parsvnath Developers, Ltd.                              471,869     300,576
    Patel Engineering, Ltd.                                  66,806      74,107
    Peninsula Land, Ltd.                                    230,414     203,583
    Persistent Systems, Ltd.                                 12,300     119,682
*   Peter England Fashions and Retail, Ltd.                   1,620       1,819
    Petronet LNG, Ltd.                                      719,053   1,871,031
    Pfizer, Ltd.                                             12,254     236,898
    Phoenix Mills, Ltd.                                      49,659     250,124
    PI Industries, Ltd.                                       8,240      20,256
    Pidilite Industries, Ltd.                               304,417   1,410,656
*   Pipavav Defence & Offshore Engineering Co., Ltd.        940,071   1,253,392
    Piramal Enterprises, Ltd.                               212,784   2,209,285
*   Plethico Pharmaceuticals, Ltd.                           66,992     296,564
    Polaris Financial Technology, Ltd.                      105,944     213,561
    Polyplex Corp., Ltd.                                     17,984      52,134
    Power Finance Corp., Ltd.                               569,675   2,066,304
    Power Grid Corp. of India, Ltd.                       2,105,605   4,376,203
    Praj Industries, Ltd.                                   360,290     243,485
    Prakash Industries, Ltd.                                 83,530      56,469
    Prestige Estates Projects, Ltd.                          47,239     147,917
*   Prime Focus, Ltd.                                       141,504     105,134
    Prism Cement, Ltd.                                      374,454     319,665
    Procter & Gamble Hygiene & Health Care, Ltd.              5,097     260,884
*   Prozone Capital Shopping Centres, Ltd.                   27,200      12,491
*   PTC India Financial Services, Ltd.                       15,688       4,131
    PTC India, Ltd.                                         955,513   1,066,919
    Punj Lloyd, Ltd.                                      1,305,665   1,312,294
    Punjab & Sind Bank                                       79,260      90,652
    Radico Khaitan, Ltd.                                    274,280     632,715
    Rain Commodities, Ltd.                                  462,810     385,269
    Rajesh Exports, Ltd.                                    191,974     446,420
    Rallis India, Ltd.                                      279,769     700,461
*   Ranbaxy Laboratories, Ltd.                              363,446   3,058,497
    Raymond, Ltd.                                           204,981   1,107,238
    Redington India, Ltd.                                   405,816     595,491
    REI Agro, Ltd.                                        2,094,187     457,717
*   REI Six Ten Retail, Ltd.                                 55,035       2,710
    Reliance Capital, Ltd.                                  403,679   2,636,202
    Reliance Communications, Ltd.                         2,514,813   4,505,639
    Reliance Industrial Infrastructure, Ltd.                  7,834      56,193
    Reliance Industries, Ltd.                             2,801,585  40,932,604
    Reliance Infrastructure, Ltd.                           408,053   2,850,835
*   Reliance Power, Ltd.                                  2,636,254   3,488,709
    Rolta India, Ltd.                                       506,459     570,778
    Ruchi Soya Industries, Ltd.                             490,199     625,862
    Rural Electrification Corp., Ltd.                       600,461   2,504,492
*   S Kumars Nationwide, Ltd.                               566,519      71,677
    S Mobility, Ltd.                                        121,918      55,760
    Sadbhav Engineering, Ltd.                                77,022     164,624
    Sanofi India, Ltd.                                       12,071     566,286

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
*   Sanwaria Agro Oils, Ltd.                                 94,873 $    45,321
*   Satyam Computer Services, Ltd.                        1,276,320   2,643,745
    Schneider Electric Infrastructure, Ltd.                 119,154     168,218
    Sesa Goa, Ltd.                                        1,827,002   5,453,859
    Shasun Pharmaceuticals, Ltd.                             33,980      46,564
*   Shipping Corp. of India, Ltd.                           626,658     497,960
    Shiv-Vani Oil & Gas Exploration Services, Ltd.           19,863      15,894
    Shoppers Stop, Ltd.                                      64,583     448,004
    Shree Cement, Ltd.                                       18,771   1,577,185
*   Shree Renuka Sugars, Ltd.                             2,221,540     993,678
    Shriram Transport Finance Co., Ltd.                     207,642   2,890,541
    Siemens, Ltd.                                           171,978   1,742,171
    Simplex Infrastructures, Ltd.                             4,792      10,244
    Sintex Industries, Ltd.                               1,214,259   1,075,404
*   SITI Cable Network, Ltd.                                 79,022      35,048
    SJVN, Ltd.                                              678,774     252,672
    SKF India, Ltd.                                          44,491     458,497
    Sobha Developers, Ltd.                                  288,035   2,231,486
    Solar Industries India, Ltd.                              9,235     171,630
    South Indian Bank, Ltd.                               2,143,116     951,111
    SREI Infrastructure Finance, Ltd.                       256,428     144,097
    SRF, Ltd.                                                93,842     296,273
    State Bank of Bikaner & Jaipur                           44,796     359,764
    State Bank of India                                     299,227  12,657,317
    State Bank of India GDR                                   9,000     761,347
    Steel Authority of India, Ltd.                        1,660,377   1,907,903
*   Sterling Biotech, Ltd.                                  260,553      29,033
    Sterlite Industries India, Ltd.                       1,061,710   1,917,230
    Sterlite Industries India, Ltd. ADR                     576,415   4,167,480
    Sterlite Technologies, Ltd.                             538,765     249,329
    Strides Arcolab, Ltd.                                   147,698   2,344,669
    Styrolution ABS India, Ltd.                              16,430     152,190
*   Sun Pharma Advanced Research Co., Ltd.                  341,147     785,159
    Sun Pharmaceutical Industries, Ltd.                     359,864   6,344,261
    Sun TV Network, Ltd.                                    193,489   1,496,110
    Sundaram Finance, Ltd.                                   10,572     101,994
    Sundaram Investment Ltd.                                  1,880       1,675
    Sundaram-Clayton, Ltd.                                    1,880      11,665
    Sundram Fasteners, Ltd.                                 110,095      81,271
    Supreme Industries, Ltd.                                 98,809     601,773
    Supreme Petrochem, Ltd.                                   3,242       3,654
    Surana Industries, Ltd.                                   1,534       2,397
*   Suzlon Energy, Ltd.                                   5,590,192   1,532,711
    Swaraj Engines, Ltd.                                      1,260      10,772
    Syndicate Bank                                          763,157   1,710,343
    Tamil Nadu Newsprint & Papers, Ltd.                      36,247      64,570
    Tata Chemicals, Ltd.                                    314,670   1,912,545
    Tata Communications, Ltd.                               334,272   1,416,777
#   Tata Communications, Ltd. ADR                            67,427     569,084
    Tata Consultancy Services, Ltd.                         529,076  13,521,696
    Tata Elxsi, Ltd.                                         27,785     105,965
    Tata Global Beverages, Ltd.                           1,593,277   4,349,828

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Tata Investment Corp., Ltd.                              16,116 $   128,878
    Tata Motors, Ltd.                                     1,689,345   9,322,411
#   Tata Motors, Ltd. Sponsored ADR                         236,834   6,522,408
    Tata Power Co., Ltd.                                  2,596,539   4,577,030
    Tata Steel, Ltd.                                      1,297,801   7,345,710
*   Tata Teleservices Maharashtra, Ltd.                   1,353,745     213,459
    Tech Mahindra, Ltd.                                     112,063   2,013,336
    Techno Electric & Engineering Co., Ltd.                   7,483      18,175
    Texmaco Rail & Engineering, Ltd.                        100,362      91,980
    Thermax, Ltd.                                            98,613   1,048,634
    Time Technoplast, Ltd.                                  152,236     108,804
*   Timken India, Ltd.                                       54,549     161,803
    Titagarh Wagons, Ltd.                                    25,167      78,560
    Titan Industries, Ltd.                                  440,344   2,217,212
    Torrent Pharmaceuticals, Ltd.                            81,939   1,054,979
    Torrent Power, Ltd.                                     344,154     904,053
    Transport Corp. of India, Ltd.                            9,446       9,555
    Trent, Ltd.                                              29,378     596,192
    Triveni Turbine, Ltd.                                   225,096     217,634
    TTK Prestige, Ltd.                                        8,747     568,698
    Tube Investments of India, Ltd.                         194,553     577,831
*   Tulip Telecom, Ltd.                                     181,468      67,797
*   TV18 Broadcast, Ltd.                                  3,190,430   1,582,134
    TVS Motor Co., Ltd.                                     955,470     694,065
    UCO Bank                                                836,258   1,085,586
    Uflex, Ltd.                                             131,088     182,153
    Ultratech Cement, Ltd.                                  131,191   4,656,250
    Unichem Laboratories, Ltd.                              149,495     471,114
    Union Bank of India                                     308,360   1,398,840
*   Unitech, Ltd.                                         8,345,733   4,200,719
    United Bank of India                                     49,383      55,514
    United Breweries, Ltd.                                  128,264   1,748,937
    United Phosphorus, Ltd.                               1,323,280   3,487,573
    United Spirits, Ltd.                                    244,586  10,102,410
*   Usha Martin, Ltd.                                       571,942     273,691
*   Uttam Galva Steels, Ltd.                                 60,136      78,387
*   Uttam Value Steels, Ltd.                                130,697      23,847
    V-Guard Industries, Ltd.                                 63,594     600,960
    Vakrangee Software, Ltd.                                 98,323     135,311
*   Vardhman Special Steels, Ltd.                             5,275       2,276
    Vardhman Textiles, Ltd.                                  29,335     147,425
    Videocon Industries, Ltd.                               294,899   1,180,720
    Vijaya Bank                                             632,755     618,803
    VIP Industries, Ltd.                                    273,295     319,241
    Voltamp Transformers, Ltd.                                4,010      29,901
    Voltas, Ltd.                                            562,915     891,764
    VST Industries, Ltd.                                     12,340     355,592
    WABCO India, Ltd.                                         7,089     177,664
    Welspun Corp., Ltd.                                     498,775     490,444
    Wipro, Ltd.                                             974,377   7,061,295
*   Wockhardt, Ltd.                                          70,880   2,527,688
    Wyeth, Ltd.                                              17,942     274,781

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
INDIA -- (Continued)
    Yes Bank, Ltd.                                         460,734 $  4,290,590
    Zee Entertainment Enterprises, Ltd.                  1,139,130    4,955,505
*   Zee Learn, Ltd.                                        117,925       38,438
    Zensar Technologies, Ltd.                               67,244      305,390
*   Zuari Agro Chemicals, Ltd.                              22,948       65,894
    Zuari Global, Ltd.                                      22,948       30,209
    Zydus Wellness, Ltd.                                    53,724      443,525
    Zylog Systems, Ltd.                                     13,518       13,110
                                                                   ------------
TOTAL INDIA                                                         820,097,400
                                                                   ------------
INDONESIA -- (3.6%)
    Ace Hardware Indonesia Tbk PT                        6,992,500      705,494
    Adaro Energy Tbk PT                                 50,982,000    6,461,325
    Adhi Karya Persero Tbk PT                            8,487,000    2,599,140
*   Agis Tbk PT                                         13,708,000      634,802
*   Agung Podomoro Land Tbk PT                           8,976,500      438,348
    AKR Corporindo Tbk PT                                7,387,300    3,917,820
    Alam Sutera Realty Tbk PT                           61,816,000    6,687,867
    Aneka Tambang Persero Tbk PT                        28,570,000    4,065,139
    Arwana Citramulia Tbk PT                             1,259,000      401,664
    Asahimas Flat Glass Tbk PT                             476,500      411,860
    Astra Agro Lestari Tbk PT                            1,553,000    2,830,823
    Astra Graphia Tbk PT                                 2,371,500      449,503
    Astra International Tbk PT                          30,964,500   23,429,186
*   Bakrie and Brothers Tbk PT                         249,014,750    1,280,611
    Bakrie Sumatera Plantations Tbk PT                  58,480,500      548,191
*   Bakrie Telecom Tbk PT                               62,111,539      319,573
*   Bakrieland Development Tbk PT                      157,101,000      842,192
    Bank Bukopin Tbk PT                                 28,011,000    2,654,305
    Bank Central Asia Tbk PT                            18,859,000   20,874,444
    Bank Danamon Indonesia Tbk PT                        7,971,554    5,292,568
    Bank Mandiri Persero Tbk PT                         21,954,518   23,751,031
    Bank Negara Indonesia Persero Tbk PT                36,191,230   20,127,401
*   Bank Pan Indonesia Tbk PT                           24,777,500    2,042,167
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk
      PT                                                10,857,500    1,363,945
*   Bank Permata Tbk PT                                    203,500       35,598
    Bank Rakyat Indonesia Persero Tbk PT                25,870,000   25,055,726
    Bank Tabungan Negara Persero Tbk PT                 25,588,035    3,925,182
*   Bank Tabungan Pensiunan Nasional Tbk PT              2,253,500    1,228,722
*   Barito Pacific Tbk PT                                8,261,500      344,845
    Bayan Resources Tbk PT                                 950,000      778,246
*   Benakat Petroleum Energy Tbk PT                     15,716,500      267,153
    Berau Coal Energy Tbk PT                            19,622,000      414,597
*   Berlian Laju Tanker Tbk PT                          26,853,166           --
    Bhakti Investama Tbk PT                            100,455,900    5,072,280
    Bisi International PT                               10,087,612      768,543
*   Borneo Lumbung Energi & Metal Tbk PT                 6,860,500      318,358
*   Budi Acid Jaya Tbk PT                                2,800,500       33,699
*   Bumi Resources Minerals Tbk PT                         392,500       13,544
    Bumi Resources Tbk PT                               43,464,000    3,004,577
    Bumi Serpong Damai PT                               42,750,500    7,599,968
    BW Plantation Tbk PT                                12,169,500    1,139,593

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
INDONESIA -- (Continued)
*   Central Proteinaprima Tbk PT                         22,741,500 $    93,562
*   Chandra Asri Petrochemical Tbk PT                         7,000       2,148
    Charoen Pokphand Indonesia Tbk PT                    12,481,660   6,486,050
    Ciputra Development Tbk PT                           41,953,219   5,948,704
    Ciputra Property Tbk PT                               4,571,000     545,662
    Ciputra Surya Tbk PT                                  6,083,500   2,096,815
    Citra Marga Nusaphala Persada Tbk PT                  8,500,000   1,610,092
    Clipan Finance Indonesia Tbk PT                       2,919,000     133,728
*   Darma Henwa Tbk PT                                   55,755,500     286,770
*   Davomas Abadi Tbk PT                                  4,583,000      23,569
*   Delta Dunia Makmur Tbk PT                            29,995,500     577,877
*   Elnusa Tbk PT                                        12,798,000     322,845
*   Energi Mega Persada Tbk PT                          215,986,000   3,030,177
*   Erajaya Swasembada Tbk PT                             1,041,000     334,957
*   Exploitasi Energi Indonesia Tbk PT                   28,622,000   1,074,690
*   Fajar Surya Wisesa Tbk PT                               760,500     209,665
    Gajah Tunggal Tbk PT                                  9,671,500   2,889,034
*   Garda Tujuh Buana Tbk PT                                147,500      47,907
*   Garuda Indonesia Persero Tbk PT                       1,009,000      65,453
    Global Mediacom Tbk PT                               26,015,000   5,827,350
    Gozco Plantations Tbk PT                             10,507,300     153,592
    Gudang Garam Tbk PT                                   1,200,000   6,104,703
*   Hanson International Tbk PT                          19,823,500   1,000,090
    Harum Energy Tbk PT                                   4,516,000   1,931,130
    Hexindo Adiperkasa Tbk PT                             1,125,500     562,073
    Holcim Indonesia Tbk PT                               9,799,500   3,682,770
*   Indah Kiat Pulp & Paper Corp. Tbk PT                  8,510,500     760,546
    Indika Energy Tbk PT                                 12,665,500   1,463,621
    Indo Tambangraya Megah Tbk PT                         1,051,000   3,976,703
    Indo-Rama Synthetics Tbk PT                              12,500       1,815
    Indocement Tunggal Prakarsa Tbk PT                    3,570,000   9,714,121
    Indofood CBP Sukses Makmur Tbk PT                     3,517,000   4,144,839
    Indofood Sukses Makmur Tbk PT                        17,441,000  13,201,065
    Indomobil Sukses Internasional Tbk PT                 3,504,000   1,913,001
    Indosat Tbk PT                                        2,953,000   1,823,721
#   Indosat Tbk PT ADR                                       26,890     792,986
*   Inovisi Infracom Tbk PT                                 488,300     319,505
    Intiland Development Tbk PT                          28,334,800   1,722,000
    Japfa Comfeed Indonesia Tbk PT                       21,341,000   4,238,503
    Jasa Marga Persero Tbk PT                             5,619,000   3,877,643
    Jaya Real Property Tbk PT                               352,500     175,019
    Kalbe Farma Tbk PT                                   40,745,000   5,836,214
*   Kawasan Industri Jababeka Tbk PT                    111,645,500   3,452,090
    Krakatau Steel Persero Tbk PT                           285,000      16,162
*   Lippo Cikarang Tbk PT                                 2,161,000   1,526,432
    Lippo Karawaci Tbk PT                               102,821,062  14,290,751
    Malindo Feedmill Tbk PT                               6,141,500   1,770,476
    Matahari Putra Prima Tbk PT                          11,816,772   2,421,328
    Mayora Indah Tbk PT                                   1,517,250   4,694,496
    Medco Energi Internasional Tbk PT                     7,759,500   1,527,216
    Media Nusantara Citra Tbk PT                         12,406,593   3,993,733
    Mitra Adiperkasa Tbk PT                               4,201,000   3,569,666

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
INDONESIA -- (Continued)
*   Mitra International Resources Tbk PT                  5,183,500 $    34,668
    Modern Internasional Tbk PT                           1,883,000     186,150
*   Modernland Realty Tbk PT                              2,559,000     255,299
    Multipolar Corp. Tbk PT                               9,603,000     583,587
    Multistrada Arah Sarana Tbk PT                        3,155,000     136,480
    Nippon Indosari Corpindo Tbk PT                         158,000     125,189
*   Nusantara Infrastructure Tbk PT                      26,694,500     687,297
    Pabrik Kertas Tjiwi Kimia Tbk PT                      1,139,500     228,266
    Pakuwon Jati Tbk PT                                  35,914,900   1,497,066
*   Panin Financial Tbk PT                              104,668,500   2,587,497
    Panin Insurance Tbk PT                                5,396,500     427,901
    Pembangunan Perumahan Persero Tbk PT                 12,858,000   1,881,741
    Perusahaan Gas Negara Persero Tbk PT                 16,956,500  10,906,869
    Perusahaan Perkebunan London Sumatra Indonesia Tbk
      PT                                                 17,507,000   2,740,210
    Petrosea Tbk PT                                       3,285,500     581,622
*   Polaris Investama Tbk PT                                577,000      55,497
*   Polychem Indonesia Tbk PT                             8,339,500     309,103
    PT Suryainti Permata Tbk                              3,098,000          --
    Ramayana Lestari Sentosa Tbk PT                      17,804,500   2,640,580
    Resource Alam Indonesia Tbk PT                        2,183,500     472,906
*   Salim Ivomas Pratama Tbk PT                           1,388,500     114,354
*   Samindo Resources Tbk PT                                348,500      25,086
    Sampoerna Agro PT                                     4,857,559     975,476
    Samudera Indonesia Tbk PT                               117,000      46,838
    Selamat Sempurna Tbk PT                               3,002,500     841,971
    Semen Indonesia Persero Tbk PT                        5,274,500   9,996,377
*   Sentul City Tbk PT                                  153,047,500   4,495,475
    Sinar Mas Multiartha Tbk PT                             278,500     131,086
*   Sugih Energy Tbk PT                                  26,567,500   1,122,160
    Summarecon Agung Tbk PT                              20,811,782   5,572,791
    Surya Citra Media Tbk PT                              1,081,500     311,463
    Surya Semesta Internusa Tbk PT                       22,164,500   3,609,498
    Tambang Batubara Bukit Asam Persero Tbk PT            3,081,500   4,836,325
    Telekomunikasi Indonesia Persero Tbk PT               5,836,500   7,031,715
    Telekomunikasi Indonesia Persero Tbk PT Sponsored
      ADR                                                   248,648  11,902,780
    Tiga Pilar Sejahtera Food Tbk                        11,413,339   1,457,589
    Timah Persero Tbk PT                                 19,565,000   2,862,987
    Total Bangun Persada Tbk PT                           7,191,500     792,615
*   Tower Bersama Infrastructure Tbk PT                   2,737,000   1,591,953
*   Trada Maritime Tbk PT                                22,254,487   3,322,787
    Trias Sentosa Tbk PT                                  3,690,500     140,529
*   Trimegah Securities Tbk PT                            5,343,500      61,048
*   Truba Alam Manunggal Engineering PT                  15,388,500      79,139
    Tunas Baru Lampung Tbk PT                             7,413,500     370,113
    Tunas Ridean Tbk PT                                   8,038,500     835,820
    Ultrajaya Milk Industry & Trading Co. Tbk PT            383,500     134,431
    Unilever Indonesia Tbk PT                             1,724,500   4,659,495
    United Tractors Tbk PT                                5,181,746   9,477,344
    Vale Indonesia Tbk PT                                11,890,750   3,499,894
    Wijaya Karya Persero Tbk PT                          13,305,000   3,287,789

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
INDONESIA -- (Continued)
    XL Axiata Tbk PT                                     8,638,000 $  4,532,727
                                                                   ------------
TOTAL INDONESIA                                                     432,852,678
                                                                   ------------
ISRAEL -- (0.0%)
    Mivtach Shamir                                           9,006      237,053
                                                                   ------------
MALAYSIA -- (3.7%)
    Aeon Co. M Bhd                                         421,800    2,009,357
    Aeon Credit Service M Bhd                               88,560      419,868
    Affin Holdings Bhd                                   2,077,300    2,418,902
    AirAsia BHD                                          5,597,900    5,395,406
*   Alam Maritim Resources Bhd                           2,190,600      652,553
    Alliance Financial Group Bhd                         4,721,900    6,924,061
    AMMB Holdings Bhd                                    6,171,250   13,593,766
    Amway Malaysia Hldgs                                   106,300      412,140
    Ann Joo Resources Bhd                                  843,150      321,995
    APM Automotive Holdings Bhd                            249,800      418,878
    Axiata Group Bhd                                     4,032,725    8,978,390
    Batu Kawan BHD                                         358,550    2,147,208
    Benalec Holdings BHD                                 2,511,500      958,474
    Berjaya Assets BHD                                     156,600       45,056
    Berjaya Corp. Bhd                                    8,041,600    1,375,065
    Berjaya Land Bhd                                     2,769,200      745,591
    Berjaya Sports Toto Bhd                              1,498,829    2,069,115
    BIMB Holdings Bhd                                    1,922,300    2,219,164
    Boustead Heavy Industries Corp. Bhd                    226,400      156,359
    Boustead Holdings Bhd                                2,032,092    3,420,759
    British American Tobacco Malaysia Bhd                  188,900    3,934,005
*   Bumi Armada Bhd                                      2,021,400    2,651,170
    Bursa Malaysia Bhd                                   1,302,700    3,063,312
    Cahya Mata Sarawak Bhd                                 564,800      620,461
    Can-One Bhd                                             83,600       67,659
    Carlsberg Brewery Malaysia Bhd Class B                 452,100    2,219,315
    Carotech Berhad                                         44,425          292
    CB Industrial Product Holding Bhd                      870,860      715,822
*   CI Holdings Bhd                                         28,400        9,903
    CIMB Group Holdings Bhd                             10,654,914   27,124,760
    Coastal Contracts Bhd                                1,086,377      714,589
    CSC Steel Holdings Bhd                                 470,500      190,396
    Cypark Resources Bhd                                    24,400       13,879
    Daibochi Plastic & Packaging Industry Bhd               31,400       32,002
    Dayang Enterprise Holdings Bhd                         655,275      758,409
    Dialog Group BHD                                     4,082,373    3,183,029
    DiGi.Com Bhd                                         4,046,720    6,174,107
    Dijaya Corp. Bhd                                       513,900      257,018
    DRB-Hicom Bhd                                        5,837,900    4,821,334
    Dutch Lady Milk Industries BHD                          61,000      928,682
    Eastern & Oriental Bhd                               5,830,382    3,163,062
    ECM Libra Financial Group Bhd                          318,034       70,039
    Evergreen Fibreboard Bhd                               741,700      120,696
    Faber Group BHD                                      1,148,900      571,525
    Fountain View Development Berhad                        31,500           --

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
MALAYSIA -- (Continued)
    Fraser & Neave Holdings Bhd                             182,100 $ 1,091,692
    Gamuda Bhd                                            6,701,800   8,971,566
    Genting Bhd                                           4,874,700  16,835,403
    Genting Malaysia Bhd                                  9,433,900  11,669,544
    Genting Plantations Bhd                                 916,900   2,581,110
    Globetronics Technology BHD                             796,920     476,776
    Glomac Bhd                                            2,143,000     662,204
*   Goldis BHD                                              430,012     279,900
*   Green Packet Bhd                                      1,444,500     157,126
    Guan Chong Bhd                                           86,500      53,148
    Guinness Anchor Bhd                                     368,200   2,234,433
    GuocoLand Malaysia Bhd                                  690,400     245,304
    Hai-O Enterprise BHD                                    484,300     364,666
    HAP Seng Consolidated Bhd                             4,047,740   2,263,321
    Hap Seng Plantations Holdings Bhd                     1,123,000   1,000,031
    Hartalega Holdings Bhd                                  624,200   1,075,112
*   HO WAH Genting BHD                                    1,858,500     134,607
    Hock Seng LEE BHD                                       551,712     262,961
    Hong Leong Bank Bhd                                   1,097,260   5,216,866
    Hong Leong Financial Group Bhd                          619,500   3,157,709
    Hong Leong Industries Bhd                               206,000     287,569
*   Hovid Bhd                                               177,700      13,722
    Hua Yang Bhd                                            218,900     144,517
*   Hubline Bhd                                             209,100       3,785
    Hunza Properties Bhd                                     97,600      53,947
    HwangDBS Malaysia BHD                                   162,500     229,143
    IGB Corp. Bhd                                         4,392,599   3,411,201
    IGB REIT                                                 68,644      30,649
    IJM Corp. Bhd                                         5,608,663  10,057,431
    IJM Land Bhd                                          1,589,000   1,346,451
    IJM Plantations Bhd                                   1,065,200   1,039,306
    Inch Kenneth Kajang Rubber                               79,700      23,998
    Insas Bhd                                               639,302      91,448
    Integrated Logistics Bhd                                111,735      34,886
    Integrax BHD                                            178,500      73,365
    IOI Corp. Bhd                                         5,036,677   8,329,137
    Iris Corp. Bhd                                        1,182,400      62,211
*   JAKS Resources Bhd                                    1,588,600     183,032
    Jaya Tiasa Holdings BHD                               1,131,239     722,843
    JCY International Bhd                                 2,320,600     377,956
    JobStreet Corp. Bhd                                      22,600      24,564
    JT International Bhd                                    141,800     299,166
    K & N Kenanga Holdings Berhad                            56,617          11
    K&N Kenanga Holdings BHD                                954,686     171,107
*   Karambunai Corp. Bhd                                  4,574,700     157,819
    Keck Seng Malaysia Bhd                                  316,300     491,587
    Kian JOO CAN Factory BHD                              1,521,080   1,190,188
    Kim Loong Resources Bhd                                 259,020     191,553
*   Kinsteel Bhd                                          2,119,300     206,015
    KLCC Property Holdings Bhd                            1,100,800   2,623,106
*   KNM Group Bhd                                         6,216,068     879,192
    Kossan Rubber Industries                                875,200   1,133,724

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
MALAYSIA -- (Continued)
    KPJ Healthcare Bhd                                    1,535,550 $ 3,067,113
    KSK Group Bhd                                         2,917,000     589,495
*   KSL Holdings BHD                                        593,166     390,159
    Kuala Lumpur Kepong Bhd                                 630,922   4,473,392
*   KUB Malaysia BHD                                      1,459,400     179,901
    Kulim Malaysia BHD                                    2,578,800   3,035,701
*   Kumpulan Europlus Bhd                                 1,064,000     335,950
    Kumpulan Fima BHD                                       725,400     460,388
    Kumpulan Perangsang Selangor Bhd                        685,400     284,288
    Kwantas Corp. BHD                                        23,900      15,000
    Lafarge Malayan Cement Bhd                            1,237,100   4,036,028
*   Land & General BHD                                    2,312,700     288,863
*   Landmarks BHD                                         1,134,492     352,668
    LBS Bina Group Bhd                                      419,000     125,550
    Lingkaran Trans Kota Holdings Bhd                       594,100     868,856
*   Lion Corp. Bhd                                          513,980      38,146
    Lion Diversified Holdings Bhd                           615,000      50,662
    Lion Industries Corp. Bhd                             2,525,300     805,237
    LPI Capital Bhd                                          63,100     286,308
    Mah Sing Group Bhd                                    2,207,506   1,646,974
    Malayan Banking Bhd                                  10,127,512  32,039,011
    Malayan Flour Mills Bhd                                 838,200     352,690
    Malaysia Airports Holdings Bhd                        2,130,035   4,213,632
    Malaysia Building Society                               768,874     695,542
    Malaysia Marine and Heavy Engineering Holdings Bhd    1,128,700   1,412,336
*   Malaysian Airline System Bhd                          3,487,366     780,294
    Malaysian Bulk Carriers Bhd                           1,467,423     714,451
    Malaysian Pacific Industries Bhd                        271,925     223,490
    Malaysian Resources Corp. Bhd                         6,728,400   3,123,627
    Maxis Bhd                                             2,624,215   5,831,184
    MBM Resources BHD                                       723,010     879,765
    Media Chinese International, Ltd.                       590,000     219,261
    Media Prima Bhd                                       3,438,520   2,703,732
    Mega First Corp. BHD                                    167,300      85,243
*   MISC Bhd                                              1,396,360   2,001,607
    MK Land Holdings BHD                                    997,300      99,857
    MKH BHD                                                 224,956     153,061
    MMC Corp. Bhd                                         3,472,900   2,908,817
    MNRB Holdings Bhd                                       576,200     545,967
    Mudajaya Group Bhd                                    1,248,433   1,001,709
    Muhibbah Engineering M Bhd                            1,924,500     709,095
*   Mulpha International Bhd                              9,435,400   1,194,905
    Multi-Purpose Holdings BHD                              180,000     208,424
    My EG Services Bhd                                      921,700     252,912
    Naim Holdings Bhd                                       987,600     811,981
    NCB Holdings Bhd                                        132,600     199,658
    Nestle Malaysia Bhd                                      75,300   1,531,256
    Notion VTEC Bhd                                         445,952      95,242
    NTPM Holdings Bhd                                       669,600     104,558
    Oldtown Bhd                                             229,200     192,226
    Oriental Holdings BHD                                   606,340   1,949,565
    OSK Holdings BHD                                      1,350,745     710,951

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
MALAYSIA -- (Continued)
    Padini Holdings Bhd                                   1,281,600 $   754,635
    Panasonic Manufacturing Malaysia BHD                     68,200     500,996
    Paramount Corp. Bhd                                     464,760     228,173
    Parkson Holdings Bhd                                  2,560,155   3,550,418
    PBA Holdings BHD                                        172,500      47,670
    Pelikan International Corp. Bhd                         418,822      70,931
*   Perdana Petroleum Bhd                                 1,941,300     938,816
*   Perisai Petroleum Teknologi Bhd                       2,557,000     958,706
    Petronas Chemicals Group Bhd                          4,415,700   9,479,662
    Petronas Dagangan BHD                                   541,000   4,198,567
    Petronas Gas Bhd                                      1,017,408   6,595,397
    Pharmaniaga Bhd                                          36,000      99,517
    Pie Industrial BHD                                       54,600      83,116
    PJ Development Holdings Bhd                             513,200     134,971
    POS Malaysia BHD                                      1,378,700   1,972,370
    PPB Group Bhd                                         1,676,700   7,054,856
    Press Metal Bhd                                         652,000     383,510
    Protasco Bhd                                            260,000      89,828
    Public Bank Bhd                                       1,223,956   6,607,139
*   Puncak Niaga Holding Bhd                                587,960     330,347
    QL Resources Bhd                                      1,006,440     990,006
    RCE Capital Bhd                                         840,450      69,140
    RHB Capital Bhd                                       2,979,283   8,309,731
    Rimbunan Sawit Bhd                                      705,700     183,348
    Salcon Bhd                                              517,700      84,247
*   Sapurakencana Petroleum Bhd                           6,920,888   7,237,186
    Sarawak Oil Palms Bhd                                   389,460     720,712
    Sarawak Plantation Bhd                                   18,900      15,963
    Scientex BHD                                             76,264      89,775
*   Scomi Group Bhd                                       7,203,400     793,702
    SEG International BHD                                   246,100     133,512
    Selangor Dredging Bhd                                   366,400      91,067
    Selangor Properties Bhd                                  63,100      80,867
    Shangri-La Hotels Malaysia Bhd                          364,600     609,730
    Shell Refining Co. Federation of Malaya Bhd             233,300     647,395
    SHL Consolidated BHD                                    202,800      92,496
    Sime Darby Bhd                                        4,264,724  13,237,699
*   Sino Hua-An International Bhd                           436,270      23,725
    SP Setia Bhd                                          1,086,000   1,223,573
    Star Publications Malaysia Bhd                          906,800     724,200
    Subur Tiasa Holdings Bhd                                118,860      72,043
    Sunway Bhd                                            2,395,970   2,282,760
    Supermax Corp. Bhd                                    2,803,050   1,834,582
    Suria Capital Holdings Bhd                              229,350     114,623
    Syarikat Takaful Malaysia Bhd                           146,000     318,905
*   Symphony Life Bhd                                       265,545      77,250
    Ta Ann Holdings Bhd                                     585,486     671,610
    TA Enterprise Bhd                                     4,587,400     761,615
    TA Global Bhd                                         1,600,240     123,741
    TAN Chong Motor Holdings BHD                          1,112,900   1,987,303
    Tasek Corp. Bhd                                          38,700     197,353
    TDM BHD                                                 677,600     977,390

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
MALAYSIA -- (Continued)
    Telekom Malaysia Bhd                                 2,163,300 $  3,924,920
    Tenaga Nasional Bhd                                  4,292,981   11,076,915
*   TH Heavy Engineering Bhd                             3,054,234      436,935
    TH Plantations Bhd                                     979,700      706,352
    Three-A Resources BHD                                  168,300       55,106
    Time dotCom Bhd                                      1,420,660    1,855,158
    Top Glove Corp. Bhd                                  1,537,780    3,195,723
    Tradewinds Corp. Bhd                                   802,600      284,786
    TRC Synergy Bhd                                        384,192       65,128
*   Trinity Corp. Bhd                                      700,000       10,366
    TSH Resources Bhd                                    1,174,000      829,691
    Uchi Technologies Bhd                                  889,900      360,060
*   UEM Land Holdings Bhd                                6,068,145    5,008,151
    UMW Holdings Bhd                                     1,537,906    7,230,916
    Unico-Desa Plantations Bhd                           1,109,893      390,528
    Unisem M Bhd                                         2,366,620      669,216
    United Malacca Bhd                                     193,650      464,598
    United Plantations BHD                                 150,900    1,381,387
    UOA Development Bhd                                    692,800      504,021
    VS Industry Bhd                                        167,208       70,947
    Wah Seong Corp. Bhd                                  1,301,839      697,985
    WCT Bhd                                              3,278,985    2,588,127
    Wing Tai Malaysia BHD                                  378,400      237,674
    WTK Holdings BHD                                     1,975,450      633,700
    Yinson Holdings BHD                                     91,600       84,065
    YNH Property Bhd                                     1,184,499      721,435
    YTL Corp. Bhd                                       17,545,920    9,455,749
    YTL E-Solutions BHD                                    747,100      144,896
*   YTL Land & Development BHD                             906,300      266,905
    YTL Power International Bhd                          7,047,554    3,498,596
*   Zelan Bhd                                              553,600       45,486
    Zhulian Corp. Bhd                                      446,566      396,371
                                                                   ------------
TOTAL MALAYSIA                                                      444,131,176
                                                                   ------------
MEXICO -- (5.2%)
    Alfa S.A.B. de C.V. Class A                         10,889,228   25,280,823
*   Alsea S.A.B. de C.V.                                 1,529,051    4,646,729
    America Movil S.A.B. de C.V. Series L                4,095,750    4,388,436
#   America Movil S.A.B. de C.V. Series L ADR            2,487,518   53,183,134
    Arca Continental S.A.B. de C.V.                      1,805,216   14,773,504
#*  Axtel S.A.B. de C.V.                                 4,416,372    1,465,783
    Banregio Grupo Financiero S.A.B. de C.V.               118,213      651,314
#*  Bio Pappel S.A.B. de C.V.                               54,847      100,052
#   Bolsa Mexicana de Valores S.A.B. de C.V.             1,655,100    4,522,720
*   Cemex S.A.B. de C.V.                                 1,200,372    1,354,364
#*  Cemex S.A.B. de C.V. Sponsored ADR                   5,209,612   58,608,140
    Cia Minera Autlan S.A.B. de C.V. Series B              399,542      354,387
    Coca-Cola Femsa S.A.B. de C.V. Series L                 49,992      807,625
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR            83,982   13,552,175
    Compartamos S.A.B. de C.V.                           2,050,744    3,411,630
*   Consorcio ARA S.A.B. de C.V. Series *                4,755,745    1,566,670
#   Controladora Comercial Mexicana S.A.B. de C.V.       3,099,582   11,923,727

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
MEXICO -- (Continued)
    Corp. Actinver S.A.B. de C.V.                             4,400 $     4,812
*   Corp. GEO S.A.B. de C.V. Series B                     3,284,556   1,138,827
#*  Corp. Interamericana de Entretenimiento S.A.B. de
      C.V. Class B                                          222,600     160,410
    Corp. Moctezuma S.A.B. de C.V. Series *                 392,200   1,220,952
#*  Desarrolladora Homex S.A.B. de C.V.                   1,208,349     981,224
#*  Desarrolladora Homex S.A.B. de C.V. ADR                  89,264     435,608
*   Dine S.A.B. de C.V.                                       7,300       2,261
    El Puerto de Liverpool S.A.B. de C.V.                   403,293   5,100,657
*   Empresas ICA S.A.B. de C.V.                           2,816,477   7,747,324
#*  Empresas ICA S.A.B. de C.V. Sponsored ADR               361,145   3,976,206
#*  Financiera Independencia S.A.B. de C.V.                 246,788     115,647
    Fomento Economico Mexicano S.A.B. de C.V.                59,800     678,163
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
      ADR                                                   457,537  51,880,120
#*  Genomma Lab Internacional S.A.B. de C.V. Class B      2,336,164   5,044,697
*   Gruma S.A.B. de C.V. Class B                          1,668,797   8,286,055
*   Gruma S.A.B. de C.V. Sponsored ADR                        6,300     124,425
*   Grupo Aeromexico S.A.B. de C.V.                          40,704      58,597
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V. 580,691 2,220,938 Grupo Aeroportuario del Centro Norte S.A.B. de C.V.
      ADR                                                       100       3,059
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR 134,541 7,787,233 Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                               582,289   3,372,704
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR       32,455   4,027,990
#   Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                               687,452   8,532,075
#   Grupo Bimbo S.A.B. de C.V. Series A                   4,140,092  13,485,142
#   Grupo Carso S.A.B. de C.V. Series A1                  1,778,794  10,138,963
*   Grupo Cementos de Chihuahua S.A.B. de C.V.              211,154     787,243
    Grupo Comercial Chedraui S.A. de C.V.                 1,172,450   4,468,757
#*  Grupo Famsa S.A.B. de C.V. Class A                    1,687,822   3,359,714
    Grupo Financiero Banorte S.A.B. de C.V.               7,596,080  57,241,323
    Grupo Financiero Inbursa S.A.B. de C.V.               6,116,836  17,742,517
    Grupo Gigante S.A.B. de C.V. Series *                    41,000      82,221
#   Grupo Herdez S.A.B. de C.V. Series *                    539,553   1,964,063
    Grupo Industrial Maseca S.A.B. de C.V. Class B           44,200      74,005
    Grupo Industrial Saltillo S.A.B. de C.V.                 72,099     165,072
    Grupo KUO S.A.B. de C.V. Series B                       234,360     584,245
*   Grupo Mexicano de Desarrollo S.A.B. de C.V.              13,000       8,447
    Grupo Mexico S.A.B. de C.V. Series B                 10,271,951  36,875,579
#   Grupo Modelo S.A.B. de C.V. Series C                  1,241,740  11,292,171
*   Grupo Pochteca S.A.B. de C.V.                           364,015     700,012
#*  Grupo Simec S.A.B. de C.V. Series B                     613,512   2,831,019
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                  5,122      70,274
*   Grupo Sports World S.A.B. de C.V.                        78,134     128,375
    Grupo Televisa S.A.B. Series CPO                      1,261,244   6,392,278
    Grupo Televisa S.A.B. Sponsored ADR                   1,658,173  41,984,940
*   Impulsora del Desarrollo y El Empleo en America
      Latina S.A.B. de C.V.                               1,937,480   4,695,983
    Industrias Bachoco S.A.B. de C.V. ADR                     8,359     284,373
    Industrias Bachoco S.A.B. de C.V. Series B               51,345     145,549
#*  Industrias CH S.A.B. de C.V. Series B                   934,700   7,530,069
#   Industrias Penoles S.A.B. de C.V.                       269,429  11,315,428
*   Inmuebles Carso S.A.B. de C.V.                        2,196,725   2,189,072
    Kimberly-Clark de Mexico S.A.B. de C.V. Class A       3,666,681  12,840,012
    Megacable Holdings S.A.B. de C.V.                       201,849     659,625

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
MEXICO -- (Continued)
#   Mexichem S.A.B. de C.V.                              2,757,085 $ 14,064,374
#*  Minera Frisco S.A.B. de C.V.                         1,010,100    4,322,476
#*  OHL Mexico S.A.B. de C.V.                            1,336,869    4,137,564
#   Organizacion Soriana S.A.B. de C.V. Class B          3,185,067   13,115,584
#*  Promotora y Operadora de Infraestructura S.A.B. de
      C.V.                                                 621,896    5,548,372
#   Qualitas Controladora S.A.B. de C.V.                   169,259      383,200
*   Sare Holding S.A.B. de C.V. Class B                    449,700       17,148
    TV Azteca S.A.B. de C.V.                             4,006,518    2,966,374
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.              1,795,501      266,169
*   Vitro S.A.B. de C.V. Series A                          193,764      462,775
    Wal-Mart de Mexico S.A.B. de C.V. Series V           6,715,432   21,303,908
                                                                   ------------
TOTAL MEXICO                                                        630,115,612
                                                                   ------------
PERU -- (0.2%)
    Cementos Pacasmayo SAA ADR                               2,526       35,895
    Cia de Minas Buenaventura SA ADR                       157,651    3,156,173
    Credicorp, Ltd.                                        113,790   17,135,636
                                                                   ------------
TOTAL PERU                                                           20,327,704
                                                                   ------------
PHILIPPINES -- (1.6%)
    A Soriano Corp.                                        818,000      137,311
    Aboitiz Equity Ventures, Inc.                        3,551,300    4,920,125
    Aboitiz Power Corp.                                  4,088,500    3,705,564
    Alliance Global Group, Inc.                         24,695,294   14,238,462
    Alsons Consolidated Resources, Inc.                    770,000       26,421
    Atlas Consolidated Mining & Development              2,931,100    1,479,206
    Ayala Corp.                                            494,155    7,703,032
    Ayala Land, Inc.                                     8,588,820    6,782,966
    Bank of the Philippine Islands                       2,699,383    6,741,387
*   BDO Unibank, Inc.                                    4,534,609   10,110,556
*   Belle Corp.                                         15,892,500    2,502,003
    Cebu Air, Inc.                                       1,114,110    2,205,952
    Cebu Holdings, Inc.                                  2,065,000      318,072
    China Banking Corp.                                    473,450      794,751
    COL Financial Group, Inc.                              133,700       66,473
*   Cyber Bay Corp.                                      3,846,000       66,257
    DMCI Holdings, Inc.                                  2,472,550    3,427,041
    EEI Corp.                                            1,448,200      509,617
*   Empire East Land Holdings, Inc.                     22,778,000      620,819
    Energy Development Corp.                            22,555,000    3,570,947
    Filinvest Development Corp.                             89,300       13,862
    Filinvest Land, Inc.                                80,724,687    4,006,068
*   First Gen Corp.                                      5,025,900    2,754,918
    First Philippine Holdings Corp.                      1,233,010    3,205,722
*   Global-Estate Resorts, Inc.                          9,334,000      578,329
    Globe Telecom, Inc.                                    128,830    4,477,063
    International Container Terminal Services, Inc.      2,576,872    5,761,967
    JG Summit Holdings, Inc.                               953,000    1,099,729
    Jollibee Foods Corp.                                   951,337    2,971,770
    Lafarge Republic, Inc.                               2,534,660      669,628
    Leisure & Resorts World Corp.                          227,300       47,501
*   Lepanto Consolidated Mining                         21,151,207      494,163

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
PHILIPPINES -- (Continued)
    Lopez Holdings Corp.                                10,305,400 $  1,751,162
    Manila Electric Co.                                    339,600    3,087,121
    Manila Water Co., Inc.                               3,055,400    2,966,967
    Megawide Construction Corp.                            274,800      145,640
    Megaworld Corp.                                     65,057,600    6,568,919
    Metro Pacific Corp. Series A                           225,000           --
    Metro Pacific Investments Corp.                     32,732,000    4,844,859
    Metropolitan Bank & Trust                            2,585,822    7,826,708
*   Pepsi-Cola Products Philippines, Inc.                5,764,091      872,417
    Philex Mining Corp.                                    770,250      309,116
*   Philex Petroleum Corp.                                  50,600       33,090
    Philippine Long Distance Telephone Co.                   9,640      712,479
    Philippine Long Distance Telephone Co. Sponsored
      ADR                                                   40,300    2,960,841
*   Philippine National Bank                             1,224,220    3,423,111
    Philippine Stock Exchange, Inc.                         67,610      788,752
    Philodrill Corp.                                   276,700,000      282,697
    Philtown Properties, Inc                                16,675          624
    Philweb Corp.                                        1,631,940      563,161
    Phoenix Petroleum Philippines, Inc.                    707,500      166,971
    RFM Corp.                                            4,982,500      688,789
    Rizal Commercial Banking Corp.                       1,469,955    2,643,654
    Robinsons Land Corp.                                 9,097,550    5,687,634
    San Miguel Corp.                                     1,216,040    3,573,874
    San Miguel Pure Foods Co., Inc.                          1,850       13,178
    Security Bank Corp.                                    955,342    4,579,741
    Semirara Mining Corp.                                  292,130    2,130,530
    Shang Properties, Inc.                                 174,286       16,256
    SM Development Corp.                                10,249,062    2,117,409
    SM Investments Corp.                                   440,885   12,274,163
    SM Prime Holdings, Inc.                             16,251,433    7,908,146
    Trans-Asia Oil & Energy Development                  9,084,000      620,688
    Union Bank Of Philippines                              841,410    2,976,384
    Universal Robina Corp.                               2,988,800    8,626,782
    Vista Land & Lifescapes, Inc.                       22,690,800    3,622,199
                                                                   ------------
TOTAL PHILIPPINES                                                   190,791,744
                                                                   ------------
POLAND -- (1.4%)
    Action SA                                                    8           73
    Agora SA                                               189,633      373,389
*   Alchemia SA                                            157,717      195,504
*   AmRest Holdings SE                                      36,358      934,722
    Apator SA                                               25,137      230,773
    Asseco Poland SA                                       326,409    4,430,228
    Atende SA                                               22,965       10,579
*   ATM SA                                                  24,831       92,617
    Bank Handlowy w Warszawie SA                           115,752    3,447,754
*   Bank Millennium SA                                   1,671,773    2,554,832
    Bank Pekao SA                                          191,944    9,208,512
    Bank Zachodni WBK SA                                     4,865      405,024
*   Bioton SA                                            8,698,900      110,118
*   Boryszew SA                                         10,458,892    1,492,068
*   BRE Bank SA                                             47,137    5,161,833

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
POLAND -- (Continued)
    Budimex SA                                               26,972 $   660,552
    CCC SA                                                   20,675     477,837
*   CD Projekt Red SA                                       320,462     766,417
*   Ciech SA                                                179,175   1,243,731
*   Cinema City International NV                             27,258     225,831
*   City Interactive SA                                      20,357     135,394
*   Colian SA                                                52,481      36,621
    ComArch SA                                                7,881     209,420
*   Cyfrowy Polsat SA                                       206,270   1,090,301
    Dom Development SA                                        9,946     103,843
    Elektrobudowa SA                                          2,716     106,436
    Emperia Holding SA                                       35,915     623,862
#   Enea SA                                                 318,016   1,308,972
    Eurocash SA                                             141,112   2,544,493
    Fabryki Mebli Forte SA                                   20,079     102,041
*   Famur SA                                                 67,710      98,675
*   Farmacol SA                                              34,487     555,190
    Firma Oponiarska Debica SA                               10,995     229,951
    Getin Holding SA                                      1,285,666     908,986
*   Getin Noble Bank SA                                   2,463,433   1,226,088
    Grupa Azoty SA                                          100,284   1,934,117
    Grupa Kety SA                                            21,036     938,158
*   Grupa Lotos SA                                          368,643   4,440,506
*   Hawe SA                                                 256,581     232,779
*   Impexmetal SA                                           295,293     194,192
*   ING Bank Slaski SA                                       87,648   2,497,414
    Inter Cars SA                                             1,283      39,752
    Jastrzebska Spolka Weglowa SA                           108,071   2,876,542
*   Kernel Holding SA                                       191,267   3,473,661
    KGHM Polska Miedz SA                                    458,445  21,570,215
    Koelner SA                                               14,359      27,867
*   Kopex SA                                                132,668     467,119
*   LC Corp. SA                                             526,753     202,282
    LPP SA                                                    1,175   2,379,581
    Lubelski Wegiel Bogdanka SA                             117,718   4,374,989
*   MCI Management SA                                        99,436     220,328
*   Mercor SA                                                 2,734      12,329
*   Mostostal Warszawa SA                                    10,158       9,218
*   Netia SA                                              1,251,079   1,664,344
    Neuca SA                                                    233      10,337
    Orbis SA                                                 63,610     701,375
    Pelion SA                                                22,581     417,583
*   Petrolinvest SA                                         745,656     186,679
*   Pfleiderer Grajewo SA                                    60,652     285,187
    PGE SA                                                2,332,288  12,120,835
*   Polimex-Mostostal SA                                  2,510,058     222,460
*   Polnord SA                                               54,137      80,976
*   Polski Koncern Miesny Duda SA                           373,841      71,172
*   Polski Koncern Naftowy Orlen S.A.                     1,345,570  20,892,884
*   Polskie Gornictwo Naftowe i Gazownictwo SA            3,609,436   6,102,622
    Powszechna Kasa Oszczednosci Bank Polski SA           1,353,245  14,091,341
    Powszechny Zaklad Ubezpieczen SA                         73,040  10,074,434

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
POLAND -- (Continued)
*   PZ Cormay SA                                            66,507 $    239,987
*   Rafako SA                                              172,296      163,534
*   Rovese SA                                            1,077,418      488,620
*   Stalexport Autostrady SA                               209,801      112,276
*   Stalprodukt SA                                           4,961      252,681
*   Sygnity SA                                              57,819      260,236
    Synthos SA                                           1,401,209    2,090,061
    Tauron Polska Energia SA                             1,552,016    2,070,981
    Telekomunikacja Polska SA                            1,165,954    2,601,100
    TVN SA                                                 346,642      955,054
    Warsaw Stock Exchange                                   60,676      726,121
    Zaklady Chemiczne Police SA                              6,229       41,461
    Zaklady Tluszczowe Kruszwica SA                          2,455       24,824
                                                                   ------------
TOTAL POLAND                                                        164,142,881
                                                                   ------------
RUSSIA -- (2.7%)
*   Etalon Group, Ltd. GDR                                 413,080    1,774,686
    Eurasia Drilling Co., Ltd. GDR                         245,358    9,612,224
    Federal Hydrogenerating Co. JSC ADR                  4,477,859    7,733,701
    Gazprom OAO Sponsored ADR                           12,826,037  102,146,071
    Globaltrans Investment P.L.C. GDR                      123,692    1,757,271
*   Integra Group Holdings GDR                             205,096       53,845
    Lukoil OAO Sponsored ADR                               897,216   57,048,513
    Magnitogorsk Iron & Steel Works GDR                    416,409    1,258,301
    Mail.ru Group, Ltd. GDR                                109,154    2,951,888
#   Mechel Sponsored ADR                                   819,638    3,344,123
*   MMC Norilsk Nickel OJSC ADR                            492,481    7,601,780
    Novolipetsk Steel OJSC GDR                             201,912    3,391,906
    Novorossiysk Commercial Sea Port PJSC GDR              145,969    1,007,677
    O'Key Group SA GDR                                      61,013      733,698
*   PIK Group GDR                                          423,420      841,856
    Rosneft OAO GDR                                      2,125,280   14,576,301
    Rostelecom OJSC Sponsored ADR                           93,042    2,082,634
*   Sberbank of Russia Sponsored ADR                     4,164,441   53,749,274
    Severstal OAO GDR                                      390,405    3,342,815
    Tatneft OAO Sponsored ADR                              545,660   20,702,953
    TMK OAO GDR                                            120,705    1,534,606
    Uralkali OJSC GDR                                      304,903   11,057,347
    VimpelCom, Ltd. Sponsored ADR                          880,479    9,641,245
    VTB Bank OJSC GDR (B1W7FX909)                        2,031,169    6,421,356
    VTB Bank OJSC GDR (46630Q202)                            9,793       30,848
*   X5 Retail Group NV GDR                                 232,776    4,084,528
                                                                   ------------
TOTAL RUSSIA                                                        328,481,447
                                                                   ------------
SOUTH AFRICA -- (6.6%)
    ABSA Group, Ltd.                                       821,199   13,529,417
    Acucap Properties, Ltd.                                156,239      913,959
    Adcock Ingram Holdings, Ltd.                           649,823    4,423,344
    Adcorp Holdings, Ltd.                                  190,620      611,802
    Advtech, Ltd.                                          822,922      606,298
    Aeci, Ltd.                                             552,531    6,183,983
    Afgri, Ltd.                                          1,119,865      608,281

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH AFRICA -- (Continued)
#   African Bank Investments, Ltd.                        2,654,283 $ 8,435,563
#   African Oxygen, Ltd.                                    418,592     965,664
    African Rainbow Minerals, Ltd.                          508,404  10,031,262
    Allied Electronics Corp., Ltd.                          118,970     276,342
    Allied Technologies, Ltd.                               136,808     488,587
*   Anglo American Platinum, Ltd.                           168,086   6,406,189
    AngloGold Ashanti, Ltd.                                   6,997     134,998
    AngloGold Ashanti, Ltd. Sponsored ADR                   898,176  17,514,432
*   ArcelorMittal South Africa, Ltd.                        625,889   1,608,390
    Argent Industrial, Ltd.                                 146,462      94,679
    Aspen Pharmacare Holdings, Ltd.                         665,502  14,472,530
#   Assore, Ltd.                                             75,564   2,465,388
#   Astral Foods, Ltd.                                      173,547   1,825,459
    Aveng, Ltd.                                           2,359,344   7,757,484
    AVI, Ltd.                                               859,075   5,168,224
    Barloworld, Ltd.                                      1,168,802  12,252,108
*   Basil Read Holdings, Ltd.                               143,266     175,269
    Bell Equipment, Ltd.                                    121,325     314,901
    Bidvest Group, Ltd.                                     779,409  20,286,503
    Blue Label Telecoms, Ltd.                             1,219,120   1,047,978
*   Brait SE                                                713,331   2,915,708
    Business Connexion Group, Ltd.                          418,906     251,762
#   Capitec Bank Holdings, Ltd.                             100,546   2,449,025
    Cashbuild, Ltd.                                          87,255   1,261,908
    Caxton and CTP Publishers and Printers, Ltd.            364,067     703,944
    Cipla Medpro South Africa, Ltd.                       2,355,755   2,466,781
    City Lodge Hotels, Ltd.                                 131,254   1,872,622
#   Clicks Group, Ltd.                                      859,740   5,483,928
    Clover Industries, Ltd.                                  36,410      72,122
*   Consolidated Infrastructure Group, Ltd.                  14,876      30,180
    Coronation Fund Managers, Ltd.                          835,770   5,004,068
    Datacentrix Holdings, Ltd.                              127,775      49,418
    DataTec, Ltd.                                           842,448   4,745,377
    Delta EMD, Ltd.                                          28,740      18,750
    Digicore Holdings, Ltd.                                   4,742       1,030
    Discovery, Ltd.                                         879,506   8,020,199
    Distell Group, Ltd.                                      96,572   1,366,842
*   Distribution and Warehousing Network, Ltd.              162,578     144,077
    DRDGOLD, Ltd.                                         1,946,809   1,308,671
    DRDGOLD, Ltd. Sponsored ADR                               4,569      31,115
    ElementOne, Ltd                                          90,000      89,037
    EOH Holdings, Ltd.                                      361,738   1,994,282
    Eqstra Holdings, Ltd.                                   493,443     341,640
*   Evraz Highveld Steel and Vanadium, Ltd.                  35,483      69,240
#   Exxaro Resources, Ltd.                                  441,516   6,953,758
    Famous Brands, Ltd.                                     132,588   1,289,479
    FirstRand, Ltd.                                       7,501,759  26,099,386
    Foschini Group, Ltd. (The)                              444,610   5,705,409
*   Gijima Group, Ltd.                                    1,040,416      10,392
    Gold Fields, Ltd.                                        64,532     483,832
#   Gold Fields, Ltd. Sponsored ADR                       2,840,008  21,186,460
    Grindrod, Ltd.                                        2,308,913   4,838,457

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH AFRICA -- (Continued)
    Group Five, Ltd.                                        406,360 $ 1,539,779
    Growthpoint Properties, Ltd.                          2,399,761   7,888,378
    Harmony Gold Mining Co., Ltd.                           249,393   1,260,794
    Harmony Gold Mining Co., Ltd. Sponsored ADR           1,412,386   7,245,540
    Holdsport, Ltd.                                          21,149     104,986
    Hudaco Industries, Ltd.                                 180,207   1,770,784
*   Hulamin, Ltd.                                           327,664     175,943
    Iliad Africa, Ltd.                                      329,671     182,781
    Illovo Sugar, Ltd.                                    1,138,739   4,398,259
    Impala Platinum Holdings, Ltd.                        1,773,815  24,309,139
    Imperial Holdings, Ltd.                                 727,835  16,135,257
    Investec, Ltd.                                          968,864   6,961,914
    JD Group, Ltd.                                          752,496   2,775,547
    JSE, Ltd.                                               401,982   3,438,061
    Kagiso Media, Ltd.                                       29,457      70,936
    KAP Industrial Holdings, Ltd.                           308,543     102,066
    Kumba Iron Ore, Ltd.                                     91,566   4,853,918
    Lewis Group, Ltd.                                       475,350   3,125,752
    Liberty Holdings, Ltd.                                  463,642   6,180,125
    Life Healthcare Group Holdings, Ltd.                  2,153,589   9,103,216
    Massmart Holdings, Ltd.                                 251,098   5,206,234
    Mediclinic International, Ltd.                          809,292   5,869,807
*   Merafe Resources, Ltd.                                4,218,724     356,983
    Metair Investments, Ltd.                                586,396   2,188,092
    MMI Holdings, Ltd.                                    4,984,178  12,729,922
    Mondi, Ltd.                                             445,612   5,994,428
    Mpact, Ltd.                                             414,079   1,105,335
    Mr Price Group, Ltd.                                    503,309   7,241,606
    MTN Group, Ltd.                                       2,946,159  53,166,336
*   Murray & Roberts Holdings, Ltd.                       2,328,303   5,705,789
*   Mvelaserve, Ltd.                                        168,447     155,111
    Nampak, Ltd.                                          2,262,911   8,320,368
    Naspers, Ltd. Class N                                   566,281  37,947,970
    Nedbank Group, Ltd.                                     839,314  17,846,587
    Netcare, Ltd.                                         2,387,798   5,426,436
*   Northam Platinum, Ltd.                                1,219,709   4,534,280
    Nu-World Holdings, Ltd.                                  23,372      49,466
    Oceana Group, Ltd.                                       82,459     736,330
    Octodec Investments, Ltd.                                 5,586      15,894
    Omnia Holdings, Ltd.                                    342,264   6,017,595
*   Palabora Mining Co., Ltd.                               110,131   1,309,444
    Peregrine Holdings, Ltd.                                460,852     575,385
    Petmin, Ltd.                                            145,238      35,588
#   Pick n Pay Stores, Ltd.                                 659,424   3,125,788
    Pinnacle Technology Holdings, Ltd.                      724,042   1,776,550
    Pioneer Foods, Ltd.                                     298,738   2,582,824
    PPC, Ltd.                                             1,617,913   5,921,531
    PSG Group, Ltd.                                         547,257   4,028,370
    Rainbow Chicken, Ltd.                                   144,968     248,895
    Raubex Group, Ltd.                                      242,013     503,009
    Redefine Properties International, Ltd.                  76,069      46,570
    Resilient Property Income Fund, Ltd.                    757,638   5,008,392

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
SOUTH AFRICA -- (Continued)
    Reunert, Ltd.                                          723,691 $  6,299,089
*   Royal Bafokeng Platinum, Ltd.                           55,060      335,588
    Sanlam, Ltd.                                         5,593,811   28,700,810
    Santam, Ltd.                                           109,165    2,143,472
*   Sappi, Ltd.                                          2,901,294    8,720,524
*   Sappi, Ltd. Sponsored ADR                              399,244    1,205,717
    Sasol, Ltd.                                            533,866   23,125,210
#   Sasol, Ltd. Sponsored ADR                              796,453   34,581,989
*   Sentula Mining, Ltd.                                 1,636,473      247,598
    Shoprite Holdings, Ltd.                                660,512   12,542,931
*   Sibanye Gold, Ltd.                                      64,532       61,127
*   Sibanye Gold, Ltd. Sponsored ADR                       710,002    2,733,508
    Spar Group, Ltd. (The)                                 420,539    5,553,310
    Spur Corp., Ltd.                                       329,412    1,110,003
    Standard Bank Group, Ltd.                            2,847,588   35,607,610
    Stefanutti Stocks Holdings, Ltd.                       160,398      155,736
#*  Steinhoff International Holdings, Ltd.               4,704,918   12,566,601
    Sun International, Ltd.                                329,172    4,001,665
*   Super Group, Ltd.                                    1,664,517    4,474,823
*   Telkom SA SOC, Ltd.                                    929,094    1,326,602
*   Telkom SA SOC, Ltd. Sponsored ADR                       24,334      138,704
    Tiger Brands, Ltd.                                     279,190    8,695,846
*   Times Media Group, Ltd.                                 74,593      138,890
    Tongaat Hulett, Ltd.                                   519,802    7,553,302
*   Trans Hex Group, Ltd.                                   47,772       17,378
    Trencor, Ltd.                                          493,297    3,494,354
    Truworths International, Ltd.                          733,381    7,300,997
    Tsogo Sun Holdings, Ltd.                               666,654    1,896,386
    Value Group, Ltd.                                       95,008       53,989
    Village Main Reef, Ltd.                                719,512       53,778
    Vodacom Group, Ltd.                                    438,274    5,140,326
    Vukile Property Fund, Ltd.                             312,239      686,479
*   Wesizwe                                                453,480       21,713
    Wilson Bayly Holmes-Ovcon, Ltd.                        354,019    6,099,753
    Woolworths Holdings, Ltd.                            1,334,638   10,414,992
    Zeder Investments, Ltd.                                352,139      151,021
                                                                   ------------
TOTAL SOUTH AFRICA                                                  790,609,844
                                                                   ------------
SOUTH KOREA -- (13.9%)
#*  3S Korea Co., Ltd.                                     135,639      893,220
#*  Actoz Soft Co., Ltd.                                    12,814      690,678
#*  Advanced Nano Products Co., Ltd.                        13,423      256,443
#*  Advanced Process Systems Corp.                          62,415      764,765
#   Aekyung Petrochemical Co., Ltd.                          5,521      280,920
#   AfreecaTV Co., Ltd.                                     28,499      293,961
#   Agabang&Company                                        101,331      572,466
#   Ahnlab, Inc.                                            12,691      668,103
#   AK Holdings, Inc.                                       10,775      258,226
#*  Aminologics Co., Ltd.                                  167,857      193,673
#   Amorepacific Corp.                                       6,931    5,666,031
    AMOREPACIFIC Group                                      10,391    3,945,402
#   Anapass, Inc.                                           33,561      453,258

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#   Asia Cement Co., Ltd.                                    11,570 $   748,653
#   Asia Paper Manufacturing Co., Ltd.                       18,920     408,643
*   Asiana Airlines, Inc.                                   488,540   2,323,264
#   AtlasBX Co., Ltd.                                        32,602   1,155,640
*   AUK Corp.                                               162,680     321,979
#   Autech Corp.                                             45,140     365,517
#*  Avaco Co., Ltd.                                          37,603     239,731
#   Baiksan Co., Ltd.                                        50,980     338,159
#*  Basic House Co., Ltd. (The)                              33,820     629,008
#*  BH Co., Ltd.                                             34,824     441,305
#   BHI Co., Ltd.                                            14,278     303,076
*   BI EMT Co., Ltd.                                          6,438      40,173
    Binggrae Co., Ltd.                                       18,616   2,317,279
#   Bioland, Ltd.                                            15,514     255,394
#   Biospace Co., Ltd.                                       33,151     223,466
    Bookook Securities Co., Ltd.                              5,240      75,423
#*  Boryung Medience Co., Ltd.                               18,586     132,395
#   Boryung Pharmaceutical Co., Ltd.                         19,200     531,653
    BS Financial Group, Inc.                                774,800  10,216,468
    Bukwang Pharmaceutical Co., Ltd.                         55,458     829,556
    Busan City Gas Co., Ltd.                                 29,970     778,583
    BYC Co., Ltd.                                               190      37,753
    Byucksan Corp.                                           86,110     150,912
#*  CammSys Corp.                                           110,938     363,109
#   Capro Corp.                                             116,000   1,077,487
#*  Celltrion Pharm, Inc.                                    51,752     575,408
#*  Chabio & Diostech Co., Ltd.                             107,511   1,251,568
#*  Charm Engineering Co., Ltd.                              77,090     187,599
    Cheil Industries, Inc.                                  169,344  14,610,180
*   Cheil Worldwide, Inc.                                   203,210   5,023,811
#   Chemtronics Co., Ltd.                                    21,881     503,085
#*  Chin Hung International, Inc.                           165,477     195,574
*   China Great Star International, Ltd.                    254,540     326,255
#*  China Ocean Resources Co., Ltd.                         328,840     927,407
#*  Choa Pharmaceutical Co.                                  75,796     292,883
#   Chokwang Paint, Ltd.                                     24,620     127,700
    Chong Kun Dang Pharm Corp.                               39,384   2,193,845
#   Choong Ang Vaccine Laboratory                             5,456      63,994
    Chosun Refractories Co., Ltd.                             2,127     144,885
    CJ CGV Co., Ltd.                                         33,744   1,726,240
#   CJ CheilJedang Corp.                                     28,162   8,338,690
    CJ Corp.                                                 62,221   8,176,035
*   CJ E&M Corp.                                             89,805   3,038,289
#*  CJ Korea Express Co., Ltd.                               29,115   2,806,267
#*  CJ Seafood Corp.                                         46,990     128,611
    CKD Bio Corp.                                            19,060     315,343
#*  CNK International Co., Ltd.                             110,220     464,482
#*  Com2uSCorp                                               19,946     928,681
#   Cosmax, Inc.                                             29,080   1,464,848
#*  CosmoAM&T Co., Ltd.                                      18,360      95,223
#*  Cosmochemical Co., Ltd.                                  46,890     298,652
    Coway Co., Ltd.                                         119,900   6,076,363

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#   Credu Corp.                                                7,425 $  288,766
#   Crown Confectionery Co., Ltd.                              2,637    662,496
#*  CrucialTec Co., Ltd.                                      65,421    845,081
*   CS Corp/Republic of South Korea                              158        626
#*  CTC BIO, Inc.                                             26,048    792,562
#*  D.I Corp.                                                 97,080    812,522
#   D.ID Corp.                                                37,607    273,024
    Dae Dong Industrial Co., Ltd.                             59,810    325,799
    Dae Han Flour Mills Co., Ltd.                              4,577    673,870
#   Dae Won Kang Up Co., Ltd.                                 99,520    740,971
#*  Dae Young Packaging Co., Ltd.                            323,500    313,326
#   Dae-II Corp.                                              44,560    165,144
#*  Daea TI Co., Ltd.                                        192,718    302,969
#   Daechang Co., Ltd.                                       291,720    354,672
#   Daeduck Electronics Co.                                  138,510  1,529,735
    Daeduck GDS Co., Ltd.                                    114,600  2,330,699
    Daegu Department Store                                    34,200    425,601
#   Daehan Steel Co., Ltd.                                    52,770    336,503
#   Daehwa Pharmaceutical Co., Ltd.                           33,564    222,563
    Daekyo Co., Ltd.                                          76,070    540,413
#*  Daekyung Machinery & Engineering Co., Ltd.               184,410    320,748
    Daelim Industrial Co., Ltd.                              125,033  8,757,233
    Daelim Trading Co., Ltd.                                   3,405     12,371
#   Daesang Corp.                                             84,727  3,270,657
    Daesang Holdings Co., Ltd.                                67,790    544,825
    Daesung Group Partners Co., Ltd.                              46      1,312
    Daesung Holdings Co., Ltd.                                19,560    162,188
#   Daewon Pharmaceutical Co., Ltd.                           48,334    560,180
    Daewon San Up Co., Ltd.                                    7,522     50,625
#*  Daewoo Engineering & Construction Co., Ltd.              381,325  2,621,180
    Daewoo International Corp.                               132,397  4,650,212
    Daewoo Securities Co., Ltd.                              727,207  7,222,329
#   Daewoo Shipbuilding & Marine Engineering Co., Ltd.       412,870  9,939,012
    Daewoong Co., Ltd.                                         4,383    123,364
    Daewoong Pharmaceutical Co., Ltd.                         20,110  1,344,551
*   Dahaam E-Tec Co., Ltd                                      1,420     23,209
    Daishin Securities Co., Ltd.                             206,260  1,752,467
#*  Danal Co., Ltd.                                           51,169    612,854
    Daou Data Corp.                                           34,315    150,630
#   Daou Technology, Inc.                                    149,630  2,727,020
*   Dasan Networks, Inc.                                      50,139    261,037
#   Daum Communications Corp.                                 32,202  2,632,439
#   Dayou Automotive Seat Technology Co., Ltd.               230,815    271,926
#   DCM Corp.                                                 16,370    178,319
    DGB Financial Group, Inc.                                686,697  9,613,702
#   Digital Power Communications Co., Ltd.                    30,360    104,900
#*  Digitech Systems Co., Ltd.                                66,696    582,343
*   DIO Corp.                                                 41,963    446,759
    Dong Ah Tire & Rubber Co., Ltd.                           14,820    244,991
#*  Dong Yang Gang Chul Co., Ltd.                            132,560    312,618
#   Dong-A Socio Holdings Co., Ltd.                           10,967  1,245,482
#*  Dong-A ST Co., Ltd.                                       18,579  2,513,624

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#   Dong-Ah Geological Engineering Co., Ltd.                 30,030 $   318,102
    Dong-Il Corp.                                             4,187     204,910
#   Dongaone Co., Ltd.                                      111,950     372,287
    Dongbang Agro Co.                                         4,840      27,472
#   Dongbang Transport Logistics Co., Ltd.                   78,710     204,789
    Dongbu CNI Co., Ltd.                                     15,260      82,237
#*  Dongbu Corp.                                             35,650     132,329
*   Dongbu HiTek Co., Ltd.                                  139,318     756,680
    Dongbu Insurance Co., Ltd.                              156,545   6,324,648
    Dongbu Securities Co., Ltd.                             111,021     395,244
*   Dongbu Steel Co., Ltd.                                  118,185     325,853
#   Dongil Industries Co., Ltd.                               4,838     267,987
#   Dongjin Semichem Co., Ltd.                              101,009     431,565
#*  Dongkook Industrial Co., Ltd.                            88,440     333,821
    DongKook Pharmaceutical Co., Ltd.                        13,811     496,974
#   Dongkuk Steel Mill Co., Ltd.                            195,040   2,040,998
    DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.             132,251     511,069
    Dongsung Chemical Co., Ltd.                               5,920     197,332
#   Dongsung Holdings Co., Ltd.                              79,760     547,661
#   Dongsung Pharmaceutical Co., Ltd.                        69,570     404,669
#   Dongwha Pharm Co., Ltd.                                  88,265     541,085
#   Dongwon F&B Co., Ltd.                                     6,144     758,271
#   Dongwon Industries Co., Ltd.                              4,216   1,451,099
*   Dongwon Systems Corp.                                    13,837     116,997
    Dongyang Mechatronics Corp.                             111,199   1,173,751
#   Doosan Corp.                                             33,091   3,702,545
#*  Doosan Engine Co., Ltd.                                  55,250     433,731
*   Doosan Engineering & Construction Co., Ltd.             271,536     607,018
    Doosan Heavy Industries & Construction Co., Ltd.        211,881   7,894,072
#*  Doosan Infracore Co., Ltd.                              378,520   4,495,760
    Dragonfly GF Co., Ltd.                                   21,677     248,425
    DRB Holding Co., Ltd.                                    25,061     184,078
    DRB Industrial Co., Ltd.                                 25,089     170,694
#*  Duksan Hi-Metal Co., Ltd.                                36,635     909,792
    DuzonBIzon Co., Ltd.                                     67,060     929,439
#   e-LITECOM Co., Ltd.                                      27,713     438,318
    E-Mart Co., Ltd.                                         68,855  13,450,708
    E1 Corp.                                                 10,625     782,566
*   Eagon Industries Co., Ltd.                               13,070     154,880
#   Easy Bio, Inc.                                          172,451     918,697
#*  Ecopro Co., Ltd.                                         57,703     480,527
#   EG Corp.                                                 26,132     664,221
#*  ELK Corp.                                                33,709     533,038
    EMKOREA Co., Ltd.                                        30,413     186,639
#   ENF Technology Co., Ltd.                                 32,682     390,700
#   Estechpharma Co., Ltd.                                   13,691     264,024
#*  ESTsoft Corp.                                            10,003     238,529
    Eugene Corp.                                            162,862     527,336
*   Eugene Investment & Securities Co., Ltd.                234,675     525,964
#   Eugene Technology Co., Ltd.                              44,128     910,358
    Fila Korea, Ltd.                                         39,090   2,533,283
#   Fine Technix Co., Ltd.                                   17,110      45,529

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH KOREA -- (Continued)
#*  Finetex EnE, Inc.                                        77,574 $   218,096
#   Firstec Co., Ltd.                                       166,326     311,174
#*  Flexcom, Inc.                                            26,849     535,827
#*  Foosung Co., Ltd.                                       170,523     701,478
    Fursys, Inc.                                             10,916     264,750
*   GameHi Co., Ltd.                                         47,535     348,420
*   Gamevil, Inc.                                            12,488   1,191,668
#   Gaon Cable Co., Ltd.                                     12,422     254,838
#*  GemVax & Kael Co., Ltd.                                  41,030   1,410,049
*   Genexine Co., Ltd.                                        1,159      19,407
#*  Genic Co., Ltd.                                          13,210     329,409
    GIIR, Inc.                                               13,310     102,990
    Global & Yuasa Battery Co., Ltd.                         24,440   1,208,074
#*  GNCO Co., Ltd.                                          185,661     377,205
    Golden Bridge Investment & Securities Co., Ltd.          11,580      16,489
#   Golfzon Co., Ltd.                                        13,212     800,518
#   Grand Korea Leisure Co., Ltd.                            84,800   2,636,805
*   Green Cross Cell Corp.                                  136,594     413,639
#   Green Cross Corp.                                        14,333   1,967,809
    Green Cross Holdings Corp.                               92,250   1,434,209
*   Green Non-Life Insurance Co., Ltd.                       14,915          --
#   GS Engineering & Construction Corp.                     188,278   5,182,936
#   GS Global Corp.                                          58,531     590,481
    GS Holdings                                             230,121  11,404,232
    Gwangju Shinsegae Co., Ltd.                               2,668     634,835
#   Haesung Industrial Co., Ltd.                              8,360     268,147
#   Halla Engineering & Construction Corp.                   80,214     430,516
#   Halla Visteon Climate Control Corp.                     103,750   2,807,401
#   Han Kuk Carbon Co., Ltd.                                138,400   1,080,039
    Hana Financial Group, Inc.                            1,052,999  33,723,526
#*  Hanall Biopharma Co., Ltd.                               75,980     531,483
    Handok Pharmaceuticals Co., Ltd.                         25,400     435,451
#   Handsome Co., Ltd.                                       69,514   2,081,961
    Hanil Cement Co., Ltd.                                   18,274     845,588
#   Hanil E-Wha Co., Ltd.                                    96,800   1,171,555
#*  Hanjin Heavy Industries & Construction Co., Ltd.        251,555   1,823,213
    Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd.                                                   59,995     359,923
#*  Hanjin P&C Co., Ltd.                                    106,545     145,719
#*  Hanjin Shipping Co., Ltd.                               461,464   3,463,649
#*  Hanjin Shipping Holdings Co., Ltd.                       54,454     242,776
#   Hanjin Transportation Co., Ltd.                          42,780     880,738
#   Hankook Shell Oil Co., Ltd.                               2,330     795,859
#   Hankook Tire Co., Ltd.                                  141,074   6,146,533
#   Hankook Tire Worldwide Co., Ltd.                         32,246     586,583
*   Hankuk Glass Industries, Inc.                             3,770      65,078
    Hankuk Paper Manufacturing Co., Ltd.                     14,680     369,686
*   Hanmi Pharm Co., Ltd.                                    22,221   3,282,892
*   Hanmi Science Co., Ltd.                                  73,198     853,669
    Hanmi Semiconductor Co., Ltd.                            45,550     403,733
    Hansae Co., Ltd.                                         16,029     266,771
#   Hansae Yes24 Holdings Co., Ltd.                          46,287     353,258
    Hanshin Construction                                      1,850      15,035

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#   Hansol Chemical Co., Ltd.                                47,490 $ 1,194,886
    Hansol CSN                                              176,540     610,872
#*  Hansol HomeDeco Co., Ltd.                               258,822     314,980
    Hansol Paper Co.                                        193,830   2,586,543
#*  Hansol Technics Co., Ltd.                                72,264   1,744,990
    Hanssem Co., Ltd.                                        31,400     756,036
#   Hanwha Chemical Corp.                                   378,022   5,624,456
    Hanwha Corp.                                            201,542   5,712,971
*   Hanwha General Insurance Co., Ltd.                       76,584     358,431
    Hanwha Investment & Securities Co., Ltd.                269,361     977,448
    Hanwha Life Insurance Co., Ltd.                         669,550   4,076,658
    Hanwha Timeworld Co., Ltd.                                4,750     139,584
    Hanyang Securities Co., Ltd.                             18,020     101,483
#   Heung-A Shipping Co., Ltd.                              383,248     629,434
*   Heungkuk Fire & Marine Insurance Co., Ltd.               24,279     103,945
    High Tech Pharm Co., Ltd.                                12,053     195,870
    Hite Jinro Co., Ltd.                                    126,415   3,702,348
#   Hitejinro Holdings Co., Ltd.                             31,344     418,452
    HMC Investment Securities Co., Ltd.                      80,190     897,788
#   Hotel Shilla Co., Ltd.                                   91,184   4,825,981
    HS R&A Co., Ltd.                                         11,450     133,214
#   Huchems Fine Chemical Corp.                              69,515   1,452,543
#*  Hunus, Inc.                                              46,904     159,086
    Huons Co., Ltd.                                          24,280     488,857
    Husteel Co., Ltd.                                        17,750     414,305
#   Huvitz Co., Ltd.                                          7,273     146,914
    Hwa Shin Co., Ltd.                                       80,520     893,569
    Hwacheon Machine Tool Co., Ltd.                           4,272     182,507
#   Hy-Lok Corp.                                             38,506     787,796
    Hyosung Corp.                                           120,562   6,075,902
#*  Hyundai BNG Steel Co., Ltd.                              46,060     498,577
    Hyundai Corp.                                            53,610   1,262,692
    Hyundai Department Store Co., Ltd.                       56,244   8,180,086
#   Hyundai Development Co.                                 314,009   6,457,883
#*  Hyundai Elevator Co., Ltd.                               20,648   1,528,091
    Hyundai Engineering & Construction Co., Ltd.            188,389   9,906,166
#   Hyundai Engineering Plastics Co., Ltd.                   76,660     460,180
#   Hyundai Glovis Co., Ltd.                                 20,093   3,382,339
    Hyundai Greenfood Co., Ltd.                             191,830   3,093,835
    Hyundai Heavy Industries Co., Ltd.                       89,500  16,374,790
    Hyundai Home Shopping Network Corp.                      17,726   2,449,857
    Hyundai Hy Communications & Networks Co., Ltd.          107,820     581,410
#   Hyundai Hysco Co., Ltd.                                 142,840   4,003,751
    Hyundai Marine & Fire Insurance Co., Ltd.               231,230   6,514,433
#*  Hyundai Merchant Marine Co., Ltd.                       205,288   1,912,502
#   Hyundai Mipo Dockyard                                    25,099   2,467,301
#   Hyundai Mobis                                           130,766  29,732,132
    Hyundai Motor Co.                                       343,409  62,357,251
    Hyundai Securities Co., Ltd.                            599,153   4,171,062
#   Hyundai Steel Co.                                       228,101  15,847,550
    Hyundai Wia Corp.                                        44,990   5,813,875
#   Hyunjin Materials Co., Ltd.                              70,175     393,156

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#*  ICD Co., Ltd.                                            49,851 $   637,442
#*  IHQ, Inc.                                               100,930     247,297
#   Il Dong Pharmaceutical Co., Ltd.                         41,350     482,249
    Iljin Display Co., Ltd.                                  41,840     831,265
#   Iljin Electric Co., Ltd.                                 78,874     273,307
#*  Iljin Materials Co., Ltd.                                60,430     585,147
    Ilshin Spinning Co., Ltd.                                 5,177     468,602
    Ilsung Pharmaceuticals Co., Ltd.                          3,008     215,067
*   Ilyang Pharmaceutical Co., Ltd.                          33,482   1,126,307
#   IM Co., Ltd.                                             58,093     357,068
#   iMarketKorea, Inc.                                       45,670   1,094,020
#   iMBC Co., Ltd.                                           34,087     180,028
    Industrial Bank of Korea                                632,100   7,244,585
#*  Infinitt Healthcare Co., Ltd.                            34,827     354,399
#*  Infopia Co., Ltd.                                        36,965     685,188
#*  Infraware, Inc.                                          49,053     617,874
#*  InkTec Co., Ltd.                                         19,531     587,941
    Innochips Technology, Inc.                               10,081     142,032
    InnoWireless, Inc.                                       21,293     330,278
#*  Innox Corp.                                              20,409     589,299
#*  Interflex Co., Ltd.                                      25,597   1,080,193
    Intergis Co., Ltd.                                        6,800      49,657
#   Interojo Co., Ltd.                                       11,512     178,998
#   Interpark Corp.                                         136,008   1,088,292
#   INTOPS Co., Ltd.                                         32,279     945,707
#   Inzi Controls Co., Ltd.                                  44,490     270,320
    INZI Display Co., Ltd.                                  124,958     322,280
#*  IS Dongseo Co., Ltd.                                     49,570     568,074
#   ISU Chemical Co., Ltd.                                   52,370     928,942
#*  IsuPetasys Co., Ltd.                                    115,080     720,688
    Jahwa Electronics Co., Ltd.                              52,750   1,347,710
#   JCEntertainment Corp.                                    22,367     325,690
#   Jeil Pharmaceutical Co.                                  31,350     475,344
    Jeil Savings Bank                                         3,200          87
    Jeonbuk Bank                                            281,757   1,548,286
#   Jinsung T.E.C.                                           44,792     284,270
    JNK Heaters Co., Ltd.                                     4,807      45,031
#*  Joymax Co., Ltd.                                         15,619     706,902
#*  JVM Co., Ltd.                                            10,107     525,602
#   JW Holdings Co., Ltd.                                   147,622     339,244
#   JW Pharmaceutical Corp.                                  39,296     656,752
#*  JYP Entertainment Corp.                                  69,357     313,756
    Kangwon Land, Inc.                                      166,590   4,714,775
    KB Financial Group, Inc.                                389,190  12,727,435
    KB Financial Group, Inc. ADR                            460,817  15,114,798
    KC Cottrell Co., Ltd.                                    21,825     284,640
#   KC Green Holdings Co., Ltd.                              63,780     514,888
#   KC Tech Co., Ltd.                                       107,916     523,125
    KCC Corp.                                                18,899   5,618,630
    KCC Engineering & Construction Co., Ltd.                    228       5,095
    KCO Energy, Inc.                                             70          --
#   KCP Co., Ltd.                                            20,382     277,836

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
#*  Keangnam Enterprises, Ltd.                               40,855 $   196,425
#*  KEC Corp.                                               202,473      46,055
    KEPCO Engineering & Construction Co., Inc.               22,547   1,795,730
    KEPCO Plant Service & Engineering Co., Ltd.              29,820   1,540,326
#   Keyang Electric Machinery Co., Ltd.                      77,900     177,746
#*  Keystone Global                                          60,355      78,243
#   KG Chemical Corp.                                        24,830     384,909
#   Kginicis Co., Ltd.                                       39,046     627,402
#   KGMobilians Co., Ltd.                                    33,835     504,741
#*  KH Vatec Co., Ltd.                                       44,374     932,510
    Kia Motors Corp.                                        578,175  28,839,997
    KISCO Corp.                                              17,368     449,481
    KISCO Holdings Co., Ltd.                                  2,565     105,671
    Kishin Corp.                                             42,990     294,566
#   KISWIRE, Ltd.                                            24,582     819,600
#   KIWOOM Securities Co., Ltd.                              44,304   2,719,440
*   KMH Co., Ltd.                                            33,601     325,084
#*  Koentec Co., Ltd.                                       192,793     387,922
#   Koh Young Technology, Inc.                               25,259     786,155
#   Kolao Holdings                                           38,316   1,044,638
    Kolon Corp.                                              33,495     806,763
*   Kolon Global Corp.                                      158,300     548,381
    Kolon Industries, Inc.                                   90,449   4,193,143
    Kolon Life Science, Inc.                                  4,853     365,120
#*  Komipharm International Co., Ltd.                        74,845     562,771
#   KONA I Co., Ltd.                                         21,431     549,701
#   Kook Je Electric Korea Co., Ltd.                         17,745     285,991
#   Korea Aerospace Industries, Ltd.                         71,680   1,824,469
    Korea Airport Service Co., Ltd.                           4,470     108,098
    Korea Cast Iron Pipe Industries Co., Ltd.                 3,750      12,532
#*  Korea Circuit Co., Ltd.                                  43,520     837,493
    Korea District Heating Corp.                             11,891   1,154,498
*   Korea Electric Power Corp.                              161,350   4,652,079
#*  Korea Electric Power Corp. Sponsored ADR                435,556   6,237,162
    Korea Electric Terminal Co., Ltd.                        25,510     791,740
    Korea Export Packaging Industrial Co., Ltd.               4,230     102,564
#*  Korea Flange Co., Ltd.                                   14,320     168,458
    Korea Gas Corp.                                          72,828   4,676,240
#*  Korea Info & Comm                                        36,218     148,506
    Korea Investment Holdings Co., Ltd.                     185,950   7,837,078
#*  Korea Kolmar Co., Ltd.                                   37,476   1,116,005
#   Korea Kolmar Holdings Co., Ltd.                          29,904     456,932
#*  Korea Petrochemical Ind Co., Ltd.                        13,679     531,274
*   Korea Real Estate Investment Trust Co.                  537,574     811,798
#   Korea United Pharm, Inc.                                 46,920     702,860
    Korea Zinc Co., Ltd.                                     20,701   5,974,525
*   Korean Air Lines Co., Ltd.                              151,477   4,861,006
    Korean Reinsurance Co.                                  404,929   3,974,237
#   Kortek Corp.                                             39,866     463,430
#   KPF                                                      36,487     324,000
    KPX Chemical Co., Ltd.                                    6,238     350,656
#*  KPX Fine Chemical Co., Ltd.                               3,402      63,996

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
*   KSCB Co., Ltd.                                           14,159 $    90,057
    KT Corp.                                                  9,140     299,051
    KT Corp. Sponsored ADR                                  140,282   2,280,985
    KT Skylife Co., Ltd.                                     50,790   1,964,880
    KT&G Corp.                                              218,578  15,748,345
*   KTB Investment & Securities Co., Ltd.                   240,420     818,999
#   Kukdo Chemical Co., Ltd.                                 17,304     843,061
#   Kumho Electric Co., Ltd.                                 17,168     478,555
#*  Kumho Industrial Co., Ltd.                               14,727     135,170
#   Kumho Petro chemical Co., Ltd.                           36,142   3,137,717
#*  Kumho Tire Co., Inc.                                    207,462   2,236,613
    Kunsul Chemical Industrial Co., Ltd.                     13,720     338,492
#   Kwang Dong Pharmaceutical Co., Ltd.                     166,420   1,055,268
#*  Kwang Myung Electric Engineering Co., Ltd.              213,320     489,848
#*  Kyeryong Construction Industrial Co., Ltd.               16,700     134,675
    Kyobo Securities Co.                                     93,840     429,341
    Kyung Dong Navien Co., Ltd.                              26,470     375,467
#   Kyung-In Synthetic Corp.                                102,540     417,698
*   Kyungbang, Ltd.                                           2,689     285,667
    Kyungchang Industrial Co., Ltd.                           9,521      48,760
#   KyungDong City Gas Co., Ltd.                              8,355     664,717
    Kyungdong Pharm Co., Ltd.                                22,825     344,585
#   Kyungnam Energy Co., Ltd.                                67,210     409,169
#   L&F Co., Ltd.                                            16,952     124,539
#*  LB Semicon, Inc.                                        140,292     456,086
    LEENO Industrial, Inc.                                   15,543     556,567
    LG Chem, Ltd.                                           101,850  24,103,503
    LG Corp.                                                342,935  20,456,813
#*  LG Display Co., Ltd.                                    355,060   9,715,674
#*  LG Display Co., Ltd. ADR                                695,342   9,540,092
    LG Electronics, Inc.                                    381,094  30,545,797
#   LG Fashion Corp.                                         88,642   2,542,115
#   LG Hausys, Ltd.                                          31,965   2,862,878
#   LG Household & Health Care, Ltd.                         12,853   7,227,512
#*  LG Innotek Co., Ltd.                                     44,248   3,576,501
    LG International Corp.                                  144,259   4,657,818
*   LG Life Sciences, Ltd.                                   33,923   1,692,992
*   LG Uplus Corp.                                          943,000   8,911,631
    LIG Insurance Co., Ltd.                                 193,840   3,988,046
#   Livart Furniture Co., Ltd.                               14,380     104,132
#   Lock & Lock Co., Ltd.                                    53,690   1,379,429
#*  Logistics Energy Korea Co., Ltd.                        139,240     254,022
#   Lotte Chemical Corp.                                     53,162   7,868,320
#   Lotte Chilsung Beverage Co., Ltd.                         3,326   5,191,656
    Lotte Confectionery Co., Ltd.                             3,149   5,492,397
#   Lotte Food Co., Ltd.                                      3,536   2,825,362
    LOTTE Himart Co., Ltd.                                   36,048   2,558,938
*   Lotte Non-Life Insurance Co., Ltd.                      102,710     310,286
    Lotte Shopping Co., Ltd.                                 41,133  15,361,043
#*  Lotte Tour Development Co., Ltd.                         16,780     123,416
    LS Corp.                                                 69,953   5,151,435
#   LS Industrial Systems Co., Ltd.                          43,311   2,448,732

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH KOREA -- (Continued)
#*  Lumens Co., Ltd.                                        106,082 $   899,623
    Macquarie Korea Infrastructure Fund                   1,186,108   7,518,277
#*  Macrogen, Inc.                                            9,082     326,416
    Maeil Dairy Industry Co., Ltd.                           31,906   1,501,014
#   Mando Corp.                                              62,472   4,774,054
#*  Medifron DBT Co., Ltd.                                   81,261     418,669
#*  Medipost Co., Ltd.                                       18,263   1,397,610
#   Medy-Tox, Inc.                                           11,133   1,220,384
    MegaStudy Co., Ltd.                                      20,913   1,425,684
#   Melfas, Inc.                                             50,748     852,204
*   Meritz Finance Group, Inc.                              148,277     538,060
    Meritz Fire & Marine Insurance Co., Ltd.                215,551   2,340,772
    Meritz Securities Co., Ltd.                             924,890   1,198,217
    Mi Chang Oil Industrial Co., Ltd.                         2,155     176,012
    Mirae Asset Securities Co., Ltd.                        121,841   5,100,274
*   Miwon Chemicals Co., Ltd.                                 1,200      28,879
    Miwon Commercial Co., Ltd.                                  456      84,390
*   Miwon Specialty Chemical Co., Ltd.                          804     227,756
#   MK Electron Co., Ltd.                                    78,648     294,507
    MNTech Co., Ltd.                                         84,797     766,372
#   Modetour Network, Inc.                                   34,879     835,885
#   Monalisa Co., Ltd.                                       28,400      93,220
#   MonAmi Co., Ltd.                                         34,240      93,488
#   Moorim P&P Co., Ltd.                                    121,660     649,051
#*  Moorim Paper Co., Ltd.                                   61,100     138,830
    Motonic Corp.                                            49,880     632,433
#   Namhae Chemical Corp.                                   117,250     758,615
#*  Namsun Aluminum Co., Ltd.                               138,696      58,346
    Namyang Dairy Products Co., Ltd.                          1,115   1,178,907
#   National Plastic Co.                                     83,760     311,644
#   NCSoft Corp.                                             33,119   4,999,052
*   Neowiz Games Corp.                                       63,178   1,000,366
#*  NEOWIZ HOLDINGS Corp.                                    29,940     350,725
*   Neowiz Internet Corp.                                    16,726     129,249
#   NEPES Corp.                                              53,166     890,736
    Nexen Corp.                                              21,396   1,614,976
#   Nexen Tire Corp.                                        121,690   1,594,148
#*  Nexolon Co., Ltd.                                       335,790     376,034
    NH Investment & Securities Co., Ltd.                    117,438     519,108
    NHN Corp.                                                56,098  15,128,877
    NICE Holdings Co., Ltd.                                   3,878     291,915
    NICE Information Service Co., Ltd.                        2,485      12,027
#   NK Co., Ltd.                                             86,300     275,248
    Nong Shim Holdings Co., Ltd.                              8,671     668,764
    NongShim Co., Ltd.                                       13,793   4,203,609
#   OCI Co., Ltd.                                            55,493   7,145,941
#   OCI Materials Co., Ltd.                                  32,495     939,808
#*  OPTRON-TEC, Inc.                                         43,291     652,128
#*  Orientbio, Inc.                                         214,491     125,535
#   Orion Corp/Republic of South Korea                        7,365   7,790,514
#*  OSANGJAIEL Co., Ltd.                                     14,294     138,823
#*  Osstem Implant Co., Ltd.                                 40,324   1,144,236

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                           ------- ------------
SOUTH KOREA -- (Continued)
#*  Osung LST Co., Ltd.                                     99,271 $    298,678
    Ottogi Corp.                                             5,413    2,334,621
    Paik Kwang Industrial Co., Ltd.                         79,278      409,279
#*  PaperCorea, Inc.                                       337,740      354,710
    Partron Co., Ltd.                                      105,194    2,224,916
#*  Pharmicell Co., Ltd.                                   147,931      596,595
    Poongsan Corp.                                         108,948    2,644,747
    Poongsan Holdings Corp.                                 17,030      363,021
    POSCO                                                   28,232    8,114,640
#   POSCO ADR                                              471,342   33,931,911
#   POSCO Chemtech Co., Ltd.                                 7,589      846,172
*   POSCO Coated & Color Steel Co., Ltd.                     6,940       92,724
#   Posco ICT Co., Ltd.                                    113,867      776,801
    Posco M-Tech Co., Ltd.                                  55,225      494,345
#*  Power Logics Co., Ltd.                                  97,233      571,389
#*  PSK, Inc.                                               38,941      213,279
    Pulmuone Holdings Co., Ltd.                              5,860      361,900
#   Pyeong Hwa Automotive Co., Ltd.                         53,110      792,446
#*  Redrover Co., Ltd.                                      56,913      314,982
#   RFsemi Technologies, Inc.                               20,093      269,684
#   S&T Corp.                                                8,318      147,427
#   S&T Dynamics Co., Ltd.                                 117,236    1,401,324
    S&T Holdings Co., Ltd.                                  25,677      326,763
    S&T Motiv Co., Ltd.                                     44,540    1,172,254
#*  S&T Motors Co., Ltd.                                   360,460      151,699
    S-1 Corp.                                               43,643    2,466,076
#   S-Energy Co., Ltd.                                      33,491      283,196
#   S-MAC Co., Ltd.                                         52,092      775,674
#   S-Oil Corp.                                             97,894    7,891,933
    Saeron Automotive Corp.                                  3,180       22,193
*   Sajo Industries Co., Ltd.                                9,875      406,012
*   Sajodaerim Corp.                                         2,030       22,710
    Sam Young Electronics Co., Ltd.                         52,140      450,448
#   Sam Yung Trading Co., Ltd.                              53,574      900,381
*   Sambu Construction Co., Ltd.                             1,421        7,991
    Samchully Co., Ltd.                                     10,910    1,309,276
#   Samho Development Co., Ltd.                             16,464       35,627
    SAMHWA Paints Industrial Co., Ltd.                       7,800       36,996
#*  Samick Musical Instruments Co., Ltd.                   283,360      384,121
#   Samick THK Co., Ltd.                                    27,940      165,425
    Samjin Pharmaceutical Co., Ltd.                         51,035      594,873
#   Samkwang Glass                                          14,864    1,037,108
#   Samlip General Foods Co., Ltd.                          12,050      377,354
#   Samsung C&T Corp.                                      465,247   24,973,578
    Samsung Card Co., Ltd.                                  43,208    1,658,919
    Samsung Climate Control Co., Ltd.                        4,190       28,823
    Samsung Electro-Mechanics Co., Ltd.                    130,037   11,652,296
    Samsung Electronics Co., Ltd.                          159,385  220,432,470
#   Samsung Engineering Co., Ltd.                           64,700    5,209,055
#   Samsung Fine Chemicals Co., Ltd.                        81,438    3,953,884
    Samsung Fire & Marine Insurance Co., Ltd.              101,257   20,837,933
    Samsung Heavy Industries Co., Ltd.                     455,690   14,538,521

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
    Samsung Life Insurance Co., Ltd.                        131,568 $12,968,512
    Samsung SDI Co., Ltd.                                   154,023  17,957,286
    Samsung Securities Co., Ltd.                            217,544  10,020,969
#   Samsung Techwin Co., Ltd.                                97,200   6,045,710
    Samwha Capacitor Co., Ltd.                               11,760      59,181
#*  Samyang Foods Co., Ltd.                                  15,230     385,169
    Samyang Genex Co., Ltd.                                   1,871     161,305
    Samyang Holdings Corp.                                   19,829   1,686,119
    Samyang Tongsang Co., Ltd.                                  720      17,146
#   Samyoung Chemical Co., Ltd.                             141,220     370,188
    Sangbo Corp.                                             30,942     472,973
#   Satrec Initiative Co., Ltd.                               7,968     159,317
    SAVEZONE I&C Corp.                                       54,000     176,613
#   SBS Media Holdings Co., Ltd.                            205,410   1,135,233
#*  SBW                                                     311,730     276,982
#   Seah Besteel Corp.                                       69,050   1,893,127
    SeAH Holdings Corp.                                       3,091     299,241
#   SeAH Steel Corp.                                         11,613   1,189,199
#   Sebang Co., Ltd.                                         46,270     748,279
#*  Seegene, Inc.                                            15,609     932,660
#   Sejong Industrial Co., Ltd.                              43,290     492,523
    Sempio Foods Co.                                          7,971     209,465
*   Seobu T&D                                                14,108     289,941
#   Seohan Co., Ltd.                                        342,075     304,393
#*  Seohee Construction Co., Ltd.                           658,294     466,195
#*  Seong An Co., Ltd.                                      150,840     118,894
#   Seowon Co., Ltd.                                         55,740     139,655
    Seshin Co., Ltd                                           2,000          --
#*  Sewon Cellontech Co., Ltd.                              123,454     447,247
#   SEWOONMEDICAL Co., Ltd.                                  64,943     198,404
#*  SG Corp.                                                525,230     412,234
#*  SH Energy & Chemical Co., Ltd.                          365,590     392,199
#   Shin Poong Pharmaceutical Co., Ltd.                     119,298     565,127
#*  Shine Co., Ltd.                                          21,414     199,837
    Shinhan Financial Group Co., Ltd.                       560,205  19,403,875
    Shinhan Financial Group Co., Ltd. ADR                   387,122  13,274,413
    Shinsegae Co., Ltd.                                      37,736   8,113,626
    Shinsegae Information & Communication Co., Ltd.           3,064     216,786
    Shinsegae International Co., Ltd.                         6,791     481,600
#*  Shinsung Solar Energy Co., Ltd.                         263,873     220,912
    Shinsung Tongsang Co., Ltd.                             239,610     213,944
#*  Shinwon Corp.                                            69,550      82,234
    Shinyoung Securities Co., Ltd.                           11,600     376,730
#*  Signetics Corp.                                         141,884     423,475
#   SIGONG TECH Co., Ltd.                                    58,961     233,342
#   Silicon Works Co., Ltd.                                  42,107     871,958
#   Silla Co., Ltd.                                          32,124     998,475
#   Simm Tech Co., Ltd.                                     108,245     851,482
#   SIMPAC, Inc.                                             73,570     449,309
    Sindoh Co., Ltd.                                          8,629     603,773
#   SJM Co., Ltd.                                            36,034     325,980
*   SK Broadband Co., Ltd.                                  569,422   2,705,940

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH KOREA -- (Continued)
    SK C&C Co., Ltd.                                         48,497 $ 4,072,357
    SK Chemicals Co., Ltd.                                   71,435   3,035,940
#*  SK Communications Co., Ltd.                              79,626     591,531
    SK Gas Co., Ltd.                                         18,197   1,289,231
    SK Holdings Co., Ltd.                                    96,542  13,933,904
#*  SK Hynix, Inc.                                          715,371  19,484,088
    SK Innovation Co., Ltd.                                 146,339  20,009,594
    SK Networks Co., Ltd.                                   654,322   4,340,229
    SK Securities Co., Ltd.                               1,297,990   1,155,597
    SK Telecom Co., Ltd.                                      9,434   1,660,617
#   SK Telecom Co., Ltd. ADR                                170,500   3,323,045
#   SKC Co., Ltd.                                           105,050   3,173,191
#   SL Corp.                                                 64,190     855,969
#*  SM Culture & Contents Co., Ltd.                         107,321     296,747
*   SM Entertainment Co.                                     33,902   1,305,850
*   Solco Biomedical Co., Ltd.                              276,795     231,701
#   Songwon Industrial Co., Ltd.                             73,950   1,012,873
#*  Sonokong Co., Ltd.                                       58,186     157,664
#   Soosan Heavy Industries Co., Ltd.                        11,350      16,776
*   Ssangyong Cement Industrial Co., Ltd.                   103,037     627,866
    Steel Flower Co., Ltd.                                   18,742     123,386
#   STX Corp. Co., Ltd.                                     175,408     522,356
#*  STX Engine Co., Ltd.                                    105,450     449,083
#*  STX Offshore & Shipbuilding Co., Ltd.                   316,246   1,226,993
#*  STX Pan Ocean Co., Ltd.                                 568,410   1,746,847
#   Suheung Capsule Co., Ltd.                                31,130     764,547
    Sun Kwang Co., Ltd.                                       8,038     160,683
*   Sung Jin Geotec Co., Ltd.                                43,330     425,479
#*  Sungchang Enterprise Holdings, Ltd.                      22,640     476,438
*   Sungshin Cement Co., Ltd.                                55,920     288,745
    Sungwoo Hitech Co., Ltd.                                 18,983     264,415
#   Sunjin Co., Ltd.                                         20,527     330,781
#*  Suprema, Inc.                                            35,689     718,149
#*  Synopex, Inc.                                           219,326     501,185
    Tae Kyung Industrial Co., Ltd.                           59,210     262,699
    Taekwang Industrial Co., Ltd.                             1,912   1,755,567
#*  Taesan LCD Co., Ltd.                                     21,512      82,061
#*  Taewoong Co., Ltd.                                       41,511     978,096
    Taeyoung Engineering & Construction Co., Ltd.           185,740   1,026,250
#*  Taihan Electric Wire Co., Ltd.                          438,314   1,026,147
#   Tailim Packaging Industrial Co., Ltd.                   136,820     416,376
    TCC Steel                                                40,848     149,312
    Telcoware Co., Ltd.                                         431       3,708
#*  Tera Resource Co., Ltd.                                 791,455     729,459
*   Tera Semicon Co., Ltd.                                    9,352     178,735
#*  Theall Medi Bio                                          41,590     183,024
#*  TK Chemical Corp.                                       203,842     290,150
#   Tong Yang Moolsan Co., Ltd.                              20,210     184,742
    Tongyang Life Insurance                                 188,370   1,689,091
    TONGYANG Securities, Inc.                               193,093     693,107
#*  Tongyang, Inc.                                          270,618     295,497
#*  Top Engineering Co., Ltd.                                19,456     104,291

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                        SHARES      VALUE++
                                                       --------- --------------
SOUTH KOREA -- (Continued)
#*  Toptec Co., Ltd.                                      24,554 $      396,554
    Tovis Co., Ltd.                                       24,080        177,890
#*  Trais Co., Ltd.                                       40,164        137,847
    TS Corp.                                              16,060        536,155
#*  UBCare Co., Ltd.                                      40,068        128,171
#*  Ubivelox, Inc.                                         9,924        224,323
#   UI Display Co., Ltd.                                  20,641        223,278
    Uju Electronics Co., Ltd.                             26,014        694,431
    Unid Co., Ltd.                                        16,143        684,895
    Union Steel                                            9,090        103,078
#*  Uniquest Corp.                                        20,570        294,928
#*  Unison Co., Ltd.                                      75,108        383,034
#   Value Added Technologies Co., Ltd.                     8,076        130,770
#*  VGX International, Inc.                              104,335        137,443
#   Vieworks Co., Ltd.                                    17,852        365,368
#   Visang Education, Inc.                                26,256        430,689
#*  Webzen, Inc.                                          29,512        244,269
#*  WeMade Entertainment Co., Ltd.                        11,435        588,794
#   Whanin Pharmaceutical Co., Ltd.                       39,160        484,020
#*  WillBes & Co. (The)                                  246,890        335,906
#*  WiSoL Co., Ltd.                                       36,548        498,946
#*  Woongjin Chemical Co., Ltd.                        1,058,160        854,176
#*  Woongjin Energy Co., Ltd.                            232,780        423,854
*   Woongjin Holdings Co., Ltd.                            6,427         17,858
#*  Woongjin Thinkbig Co., Ltd.                           74,548        620,094
#   Wooree ETI Co., Ltd.                                 137,887        561,110
    Woori Finance Holdings Co., Ltd.                   1,340,150     14,511,239
#   Woori Finance Holdings Co., Ltd. ADR                   1,818         59,012
    Woori Financial Co., Ltd.                             44,846        909,743
    Woori Investment & Securities Co., Ltd.              687,625      7,079,075
#*  Wooridul Life Sciences, Ltd.                         245,120        135,057
#   WooSung Feed Co., Ltd.                                85,910        253,187
#   Y G-1 Co., Ltd.                                       60,534        657,954
*   Yedangcompany Co., Ltd.                              251,947        309,206
    YESCO Co., Ltd.                                       12,500        451,626
#   YG Entertainment, Inc.                                14,310        934,435
#   Yoosung Enterprise Co., Ltd.                          44,521        161,060
#   YooSung T&S Co., Ltd.                                 60,732        117,015
    Youlchon Chemical Co., Ltd.                           53,880        616,858
#   Young Heung Iron & Steel Co., Ltd.                    57,420        101,528
    Young Poong Corp.                                      2,442      3,552,402
#   Young Poong Precision Corp.                           41,751        421,141
#   Youngone Corp.                                        67,250      2,690,078
    Youngone Holdings Co., Ltd.                           20,970      1,497,266
    Yuhan Corp.                                           28,797      5,488,174
    YuHwa Securities Co., Ltd.                             4,830         53,537
#*  Yungjin Pharmaceutical Co., Ltd.                     279,733        439,002
                                                                 --------------
TOTAL SOUTH KOREA                                                 1,670,063,583
                                                                 --------------
TAIWAN -- (12.9%)
    A-DATA Technology Co., Ltd.                        1,057,000      2,097,876
    Ability Enterprise Co., Ltd.                       2,004,893      1,836,126

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
    AcBel Polytech, Inc.                                  1,561,468 $ 1,368,958
    Accton Technology Corp.                               2,477,369   1,505,677
#   Ace Pillar Co., Ltd.                                    259,617     262,520
#*  Acer, Inc.                                           12,153,127   9,822,422
    ACES Electronic Co., Ltd.                               398,000     441,741
#   ACHEM TECHNOLOGY Corp.                                  773,629     385,438
#   Acme Electronics Corp.                                  456,186     583,025
    Acter Co., Ltd.                                         164,000     793,028
#*  Action Electronics Co., Ltd.                            920,977     213,146
#   Actron Technology Corp.                                 226,200     679,919
#   Adlink Technology, Inc.                                 391,295     422,077
#   Advanced Ceramic X Corp.                                189,000     545,848
    Advanced Connectek, Inc.                                174,000      50,517
    Advanced International Multitech Co., Ltd.              488,000     630,571
    Advanced Semiconductor Engineering, Inc.             13,033,750  11,368,123
    Advanced Semiconductor Engineering, Inc. ADR            823,972   3,691,395
#   Advancetek Enterprise Co., Ltd.                         607,896     592,846
    Advantech Co., Ltd.                                     464,440   2,219,862
*   AGV Products Corp.                                    2,349,407     836,659
#   AimCore Technology Co., Ltd.                            192,422     384,375
    Airtac International Group                               30,000     159,305
#   Alcor Micro Corp.                                       375,000     449,397
    ALI Corp.                                             1,242,000   1,330,978
#   Allis Electric Co., Ltd.                                329,000     101,884
    Alltop Technology Co., Ltd.                              85,000      83,667
#   Alpha Networks, Inc.                                  1,777,000   1,156,481
    Altek Corp.                                           1,881,085   1,212,725
#   Ambassador Hotel (The)                                1,332,000   1,296,649
#   AMPOC Far-East Co., Ltd.                                469,567     445,761
#   AmTRAN Technology Co., Ltd.                           4,227,944   3,465,611
    Anpec Electronics Corp.                                 587,000     383,283
    Apacer Technology, Inc.                                 551,000     641,342
#   APCB, Inc.                                              660,000     487,512
#   Apex Biotechnology Corp.                                330,625     904,950
#   Apex International Co., Ltd.                            256,000     377,866
#   Apex Medical Corp.                                      332,463     374,552
#   Apex Science & Engineering                              249,849      89,720
    Arcadyan Technology Corp.                                45,000      62,591
    Ardentec Corp.                                        1,953,987   1,322,606
#   Arima Communications Corp.                            1,015,153     478,955
    Asia Cement Corp.                                     6,142,878   7,799,760
*   Asia Optical Co., Inc.                                1,194,000   1,133,099
#   Asia Plastic Recycling Holding, Ltd.                    221,558     594,375
#   Asia Polymer Corp.                                    1,527,200   1,152,279
    Asia Vital Components Co., Ltd.                       1,460,864     702,992
#   ASROCK, Inc.                                            148,000     534,472
    Asustek Computer, Inc.                                1,150,861  13,404,484
    Aten International Co., Ltd.                            342,715     581,431
#*  AU Optronics Corp.                                   14,315,497   6,747,387
#*  AU Optronics Corp. Sponsored ADR                      1,500,152   7,260,736
#   Audix Corp.                                             494,969     453,690
#   AURAS Technology Co., Ltd.                              107,000      95,124

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
#   Aurora Corp.                                            387,226 $   707,650
    AV Tech Corp.                                           167,000     526,421
#   Avermedia Technologies                                  984,037     442,366
    Avision, Inc.                                           842,263     237,462
#   AVY Precision Technology, Inc.                          251,000     412,573
#   Awea Mechantronic Co., Ltd.                             176,774     189,093
*   Bank of Kaohsiung                                     2,065,039     662,127
    Basso Industry Corp.                                    621,427     457,427
*   BenQ Materials Corp.                                    691,000     335,645
    BES Engineering Corp.                                 7,311,050   2,077,427
    Bin Chuan Enterprise Co., Ltd.                          248,616     272,570
*   Bionet Corp.                                            194,000     250,273
    Biostar Microtech International Corp.                   833,712     310,853
#   Boardtek Electronics Corp.                              760,000     633,711
#   Bright Led Electronics Corp.                            657,180     309,200
#   C Sun Manufacturing, Ltd.                               722,740     512,609
#*  Cameo Communications, Inc.                            1,180,116     398,008
#   Capella Microsystems Taiwan, Inc.                        91,000     700,659
    Capital Securities Corp.                              9,792,210   3,471,090
#   Career Technology MFG. Co., Ltd.                      1,339,000   1,627,407
#*  Carnival Industrial Corp.                             1,889,000     607,648
#   Catcher Technology Co., Ltd.                          1,696,872   8,614,189
    Cathay Chemical Works                                    35,000      17,453
    Cathay Financial Holding Co., Ltd.                   14,828,425  19,980,142
#   Cathay Real Estate Development Co., Ltd.              4,409,000   2,645,535
    Celxpert Energy Corp.                                   108,000      68,034
#*  Center Laboratories, Inc.                               385,000     510,431
*   Central Reinsurance Co., Ltd.                           516,897     236,602
#   ChainQui Construction Development Co., Ltd.             381,464     286,996
*   Chaintech Technology Corp.                              133,409     202,802
#   Champion Building Materials Co., Ltd.                 1,733,390     599,811
*   Chang Ho Fibre Corp.                                     49,000      16,729
    Chang Hwa Commercial Bank                            17,142,616   9,804,424
#   Chang Wah Electromaterials, Inc.                        167,572     563,549
    Charoen Pokphand Enterprise                             855,000     445,047
#   Chaun-Choung Technology Corp.                           316,000     676,089
#   CHC Resources Corp.                                     245,135     455,552
    Chen Full International Co., Ltd.                       519,000     352,332
    Chenbro Micom Co., Ltd.                                 237,000     288,663
    Cheng Loong Corp.                                     4,904,160   2,194,022
    Cheng Shin Rubber Industry Co., Ltd.                  2,258,790   7,661,227
    Cheng Uei Precision Industry Co., Ltd.                2,039,630   4,069,330
#*  Chenming Mold Industry Corp.                            542,708     380,750
#   Chia Chang Co., Ltd.                                    675,000     883,121
    Chia Hsin Cement Corp.                                2,343,747   1,033,118
    Chicony Electronics Co., Ltd.                         1,346,347   3,960,924
    Chien Kuo Construction Co., Ltd.                      1,438,706     705,054
*   Chien Shing Stainless Steel                             350,000      45,802
#   Chilisin Electronics Corp.                              523,784     303,538
    Chime Ball Technology Co., Ltd.                         108,000     244,087
#   Chimei Materials Technology Corp.                       571,000     678,352
#   Chin-Poon Industrial Co.                              1,931,617   2,520,602

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
*   China Airlines, Ltd.                                 12,652,057 $ 4,827,055
    China Chemical & Pharmaceutical Co., Ltd.             1,330,000     985,077
*   China Development Financial Holding Corp.            49,640,924  13,752,544
#   China Ecotek Corp.                                      134,000     377,250
#   China Electric Manufacturing Corp.                    1,385,220     796,158
*   China General Plastics Corp.                          1,428,000     724,475
#   China Glaze Co., Ltd.                                   607,162     282,217
*   China Life Insurance Co., Ltd.                        7,184,750   7,307,656
*   China Manmade Fibers Corp.                            5,748,662   2,290,775
    China Metal Products                                  1,358,310   1,802,972
#   China Motor Corp.                                     2,634,716   2,568,854
    China Petrochemical Development Corp.                 7,730,325   4,187,183
    China Steel Chemical Corp.                              321,998   1,566,596
#   China Steel Corp.                                    26,461,953  23,346,323
#   China Steel Structure Co., Ltd.                         587,000     719,609
    China Synthetic Rubber Corp.                          2,477,818   2,672,307
    China United Trust & Investment Corp                     50,053          --
#*  China Wire & Cable Co., Ltd.                            614,000     230,919
    Chinatrust Financial Holding Co., Ltd.               34,631,179  21,031,857
#   Chinese Gamer International Corp.                       190,000     326,533
    Chinese Maritime Transport, Ltd.                        569,460     685,407
#   Chipbond Technology Corp.                             1,459,000   3,719,382
    Chong Hong Construction Co.                             511,551   1,770,019
#   Chroma ATE, Inc.                                      1,055,705   2,262,562
*   Chun YU Works & Co., Ltd.                             1,095,000     397,060
    Chun Yuan Steel                                       2,118,177     804,438
    Chung Hsin Electric & Machinery Manufacturing Corp.   1,886,000   1,080,486
*   Chung Hung Steel Corp.                                4,336,926   1,208,727
*   Chung Hwa Pulp Corp.                                  2,363,530     753,300
#   Chunghwa Chemical Synthesis & Biotech Co., Ltd.         222,000     381,272
*   Chunghwa Picture Tubes, Ltd.                         15,894,759   1,038,216
    Chunghwa Telecom Co., Ltd.                            1,641,000   5,238,229
#   Chunghwa Telecom Co., Ltd. ADR                          407,801  13,147,504
#*  Chyang Sheng Dyeing & Finishing Co., Ltd.               209,000      94,638
#   Cleanaway Co., Ltd.                                      95,000     773,136
#   Clevo Co.                                             1,691,482   3,244,632
#*  CMC Magnetics Corp.                                  13,852,210   2,491,969
#   CoAsia Microelectronics Corp.                           450,000     343,105
    Collins Co., Ltd.                                       712,078     273,917
#*  Compal Communications, Inc.                           1,349,744   1,750,109
#   Compal Electronics, Inc.                             18,946,560  12,272,946
    Compeq Manufacturing Co.                              5,148,000   1,921,434
*   Concord Securities Corp.                                335,000      79,145
    Continental Holdings Corp.                            2,123,667     810,105
    Coretronic Corp.                                      3,139,000   2,497,764
#*  Cosmo Electronics Corp.                                 270,245     281,602
*   Cosmos Bank Taiwan                                    1,310,164     684,302
#   Coxon Precise Industrial Co., Ltd.                      537,000   1,048,541
    Creative Sensor, Inc.                                    21,000      10,352
#*  Crystalwise Technology, Inc.                            640,000     609,822
    CSBC Corp. Taiwan                                     2,283,150   1,501,238
    CTCI Corp.                                            1,653,896   3,308,242

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
#   CviLux Corp.                                            322,672 $   441,823
#   Cyberlink Corp.                                         394,816   1,294,055
    CyberPower Systems, Inc.                                158,000     307,703
#   CyberTAN Technology, Inc.                             1,420,873   1,060,806
    D-Link Corp.                                          3,135,924   1,835,669
    DA CIN Construction Co., Ltd.                           785,809     678,370
#   Da-Li Construction Co., Ltd.                            306,000     394,531
    Dah Fung CATV Co., Ltd.                                 211,200     441,722
    Darfon Electronics Corp.                              1,302,700   1,189,985
#   Davicom Semiconductor, Inc.                             359,392     244,030
    Daxin Materials Corp.                                   156,000     386,686
#   De Licacy Industrial Co.                                139,000      49,977
#   Delpha Construction Co., Ltd.                           937,754     312,933
    Delta Electronics, Inc.                               2,444,163  11,726,641
    Depo Auto Parts Ind Co., Ltd.                           426,634   1,143,215
#   DFI, Inc.                                               315,571     298,741
    Dimerco Express Corp.                                   411,000     252,638
    DYNACOLOR, Inc.                                         172,000     275,306
    Dynamic Electronics Co., Ltd.                         1,395,583     530,499
#   Dynapack International Technology Corp.                 484,000   1,683,511
#   E Ink Holdings, Inc.                                  4,450,000   3,311,505
#*  E-Lead Electronic Co., Ltd.                             276,846     241,672
#   E-LIFE MALL Corp.                                       323,000     800,181
#*  E-Ton Solar Tech Co., Ltd.                            2,151,168     859,554
    E.Sun Financial Holding Co., Ltd.                    18,516,415  11,189,907
*   Eastern Media International Corp.                     4,075,360     523,035
    Eclat Textile Co., Ltd.                                 416,417   2,514,793
*   Edimax Technology Co., Ltd.                             806,000     355,326
#   Edison Opto Corp.                                       453,000     552,323
#   Edom Technology Co., Ltd.                               215,600      81,819
    eGalax_eMPIA Technology, Inc.                           174,000     493,747
    Elan Microelectronics Corp.                           1,320,323   3,515,963
#   Elite Advanced Laser Corp.                              312,000     765,890
    Elite Material Co., Ltd.                              1,330,839   1,363,102
    Elite Semiconductor Memory Technology, Inc.           1,164,390   1,579,406
    Elitegroup Computer Systems Co., Ltd.                 3,374,334   1,380,612
#   eMemory Technology, Inc.                                277,000     698,663
#   ENG Electric Co., Ltd.                                  622,247     618,450
#   Entie Commercial Bank                                 2,110,166   1,200,207
#   Episil Technologies, Inc.                               700,000     213,320
    Epistar Corp.                                         3,994,898   7,053,934
#   Eternal Chemical Co., Ltd.                            3,175,211   2,740,747
*   Etron Technology, Inc.                                  918,000     414,136
*   Eva Airways Corp.                                     6,317,712   3,525,450
*   Everest Textile Co., Ltd.                             1,126,064     267,997
    Evergreen International Storage & Transport Corp.     2,709,000   1,770,197
*   Evergreen Marine Corp. Taiwan, Ltd.                   8,117,472   4,750,307
#   Everlight Chemical Industrial Corp.                   1,560,945   1,105,275
    Everlight Electronics Co., Ltd.                       1,912,570   3,088,299
#*  Everspring Industry Co.                                 616,000     398,414
    Excel Cell Electronic Co., Ltd.                          18,000       7,441
#   Excelsior Medical Co., Ltd.                             442,049     818,003

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
#   Far Eastern Department Stores Co., Ltd.               3,745,787 $ 3,315,948
#   Far Eastern International Bank                        7,520,381   3,073,884
    Far Eastern New Century Corp.                         9,230,553   9,947,699
    Far EasTone Telecommunications Co., Ltd.              3,110,000   7,576,899
    Faraday Technology Corp.                              1,390,822   1,548,324
#*  Farglory F T Z Investment Holding Co., Ltd.             401,000     294,885
#   Farglory Land Development Co., Ltd.                   1,353,771   2,587,007
    Federal Corp.                                         1,922,598   1,291,923
#   Feedback Technology Corp.                               127,000     287,989
    Feng Hsin Iron & Steel Co.                            1,397,131   2,508,439
#   Feng TAY Enterprise Co., Ltd.                         1,041,503   1,717,982
    Fine Blanking & Tool Co., Ltd.                           23,000      30,024
#   Firich Enterprises Co., Ltd.                            636,840   1,116,410
*   First Copper Technology Co., Ltd.                     1,044,000     319,052
#   First Financial Holding Co., Ltd.                    25,643,713  15,796,095
    First Hotel                                             759,563     494,554
#   First Insurance Co., Ltd.                             1,061,640     719,909
    First Steamship Co., Ltd.                             1,712,838   1,275,558
#   FLEXium Interconnect, Inc.                              653,219   2,159,602
    Flytech Technology Co., Ltd.                            326,541     860,510
    Forhouse Corp.                                        2,037,304     995,397
    Formosa Advanced Technologies Co., Ltd.                 720,000     539,823
    Formosa Chemicals & Fibre Corp.                       6,625,134  15,531,738
#*  Formosa Epitaxy, Inc.                                 2,031,797   1,448,303
#   Formosa International Hotels Corp.                       87,528     956,477
#   Formosa Laboratories, Inc.                              195,000     289,624
#   Formosa Oilseed Processing                              307,891     137,215
#   Formosa Optical Technology Co., Ltd.                    199,000     591,224
#   Formosa Petrochemical Corp.                           1,691,000   4,605,307
    Formosa Plastics Corp.                                6,033,279  14,656,705
    Formosa Taffeta Co., Ltd.                             3,607,460   3,432,936
    Formosan Rubber Group, Inc.                           2,242,000   1,805,172
    Formosan Union Chemical                               1,401,401     721,853
#   Fortune Electric Co., Ltd.                              477,304     211,112
#   Founding Construction & Development Co., Ltd.           862,277     625,077
    Foxconn Technology Co., Ltd.                          2,244,032   5,914,466
#   Foxlink Image Technology Co., Ltd.                      613,000     438,830
*   Froch Enterprise Co., Ltd.                              818,000     251,312
    FSP Technology, Inc.                                    901,414     857,005
    Fubon Financial Holding Co., Ltd.                    13,351,387  19,102,275
    Fullerton Technology Co., Ltd.                          521,670     481,414
#   Fulltech Fiber Glass Corp.                            1,427,541     586,219
#   Fwusow Industry Co., Ltd.                               833,661     423,850
    G Shank Enterprise Co., Ltd.                          1,014,445     577,309
#   G Tech Optoelectronics Corp.                            602,000   1,319,672
#   Gamania Digital Entertainment Co., Ltd.                 505,000     404,140
    GEM Terminal Industrial Co., Ltd.                       313,938     124,127
    Gemtek Technology Corp.                               1,518,574   1,995,057
#   General Plastic Industrial Co., Ltd.                    192,684     183,998
#*  Genesis Photonics, Inc.                               1,258,103     871,577
#   Genius Electronic Optical Co., Ltd.                     193,810   1,170,070
#   Genmont Biotech, Inc.                                   216,000     311,715

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
    GeoVision, Inc.                                         126,014 $   580,170
#   Getac Technology Corp.                                2,426,281   1,165,934
    Giant Manufacturing Co., Ltd.                           553,363   3,322,236
*   Giantplus Technology Co., Ltd.                          189,000      60,432
#   Giga Solar Materials Corp.                               59,000     498,776
#   Giga Solution Tech Co., Ltd.                            544,044     307,789
    Gigabyte Technology Co., Ltd.                         2,801,750   2,670,432
#   Gigastorage Corp.                                     1,373,728   1,045,989
#*  Gintech Energy Corp.                                  1,752,784   1,716,259
#   Global Brands Manufacture, Ltd.                       1,355,973     464,930
#   Global Lighting Technologies, Inc.                      272,000     340,112
#   Global Mixed Mode Technology, Inc.                      323,000   1,009,592
#   Global Unichip Corp.                                    300,000     912,268
    Globe Union Industrial Corp.                          1,065,019     518,028
    Gloria Material Technology Corp.                      2,331,239   1,807,134
    Glotech Industrial Corp.                                 62,000      18,021
*   Gold Circuit Electronics, Ltd.                        2,094,747     426,880
    Goldsun Development & Construction Co., Ltd.          6,854,672   2,733,185
#   Good Will Instrument Co., Ltd.                          180,277     108,107
    Gourmet Master Co., Ltd.                                174,000     970,920
    Grand Pacific Petrochemical                           4,707,000   2,403,281
    Grape King Industrial Co.                               313,000   1,125,533
#   Great China Metal Industry                              693,000     819,284
    Great Taipei Gas Co., Ltd.                            1,305,000     966,356
    Great Wall Enterprise Co., Ltd.                       1,855,921   1,558,206
#*  Green Energy Technology, Inc.                         1,268,640   1,067,428
#*  GTM Corp.                                               651,000     348,874
#   Gudeng Precision Industrial Co., Ltd.                   112,000     273,908
#   Hannstar Board Corp.                                  1,343,875     610,837
*   HannStar Display Corp.                               11,331,631   3,091,984
*   HannsTouch Solution, Inc.                             3,942,262   1,273,905
#   Harvatek Corp.                                          811,316     328,038
    Hey Song Corp.                                        1,775,000   2,350,746
    Hi-Clearance, Inc.                                       96,000     260,801
    Highwealth Construction Corp.                         1,216,682   2,717,524
    Hiroca Holdings, Ltd.                                    16,000      41,674
#   HiTi Digital, Inc.                                      444,337     278,675
#   Hitron Technology, Inc.                                 958,300     521,606
#   Hiwin Technologies Corp.                                392,911   2,774,072
*   Hiyes International Co., Ltd.                             2,260       2,992
#*  Ho Tung Chemical Corp.                                3,633,853   1,781,629
    Hocheng Corp.                                         1,274,300     377,602
    Hold-Key Electric Wire & Cable Co., Ltd.                266,901     108,625
#   Holiday Entertainment Co., Ltd.                         239,400     351,029
    Holtek Semiconductor, Inc.                              716,000     868,616
    Holy Stone Enterprise Co., Ltd.                       1,507,175   1,418,078
    Hon Hai Precision Industry Co., Ltd.                 23,259,476  60,120,539
    Hong TAI Electric Industrial                          1,162,000     375,508
#   Hong YI Fiber Industry Co.                               55,680      18,747
#*  Horizon Securities Co., Ltd.                          1,335,000     427,665
*   Hota Industrial Manufacturing Co., Ltd.                 714,000     492,148
    Hotai Motor Co., Ltd.                                   407,000   3,638,162

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
#   Howarm Construction Co., Ltd.                           845,310 $   586,229
    Hsin Kuang Steel Co., Ltd.                            1,237,783     773,918
    Hsin Yung Chien Co., Ltd.                               150,000     442,882
    Hsing TA Cement Co.                                     335,000     118,067
#   HTC Corp.                                             1,408,619  14,398,409
    Hu Lane Associate, Inc.                                 220,620     478,929
*   HUA ENG Wire & Cable                                  2,298,000     884,234
    Hua Nan Financial Holdings Co., Ltd.                 20,415,367  11,880,342
    Huaku Development Co., Ltd.                           1,041,400   2,992,850
#   Huang Hsiang Construction Co.                           430,735   1,147,420
#   Hung Ching Development & Construction Co., Ltd.         482,000     231,570
    Hung Poo Real Estate Development Corp.                1,344,554   1,503,800
    Hung Sheng Construction Co., Ltd.                     2,873,900   2,378,570
#   Huxen Corp.                                             225,072     270,843
*   Hwa Fong Rubber Co., Ltd.                             1,018,000     316,285
#*  I-Chiun Precision Industry Co., Ltd.                    951,211     650,984
#   I-Sheng Electric Wire & Cable Co., Ltd.                 566,000     861,446
    Ibase Technology, Inc.                                  347,247     460,078
#*  Ichia Technologies, Inc.                              1,612,255     870,200
    ICP Electronics, Inc.                                   750,100     969,354
#   ILI Technology Corp.                                    238,000     754,656
    Infortrend Technology, Inc.                           1,209,866     631,495
*   Innolux Corp.                                        26,826,561  16,797,526
*   Inotera Memories, Inc.                                8,868,528   3,484,386
#   Insyde Software Corp.                                   110,000     195,198
#*  Integrated Memory Logic, Ltd.                           265,730     755,756
    International Games System Co., Ltd.                    249,000     694,240
    Inventec Corp.                                        9,937,276   3,974,391
*   ITE Technology, Inc.                                    922,314     813,830
    ITEQ Corp.                                            1,177,611   1,328,386
#*  J Touch Corp.                                           487,000     497,043
*   Janfusun Fancyworld Corp.                             1,764,000     235,148
*   Jenn Feng New Energy Co., Ltd.                          518,000     262,017
    Jentech Precision Industrial Co., Ltd.                  301,156     594,310
#*  Jess-Link Products Co., Ltd.                            812,600     683,827
#   Jih Sun Financial Holdings Co., Ltd.                  1,880,374     563,971
    Johnson Health Tech Co., Ltd.                           234,028     627,379
#*  K Laser Technology, Inc.                                217,459     141,693
    Kang Na Hsiung Enterprise Co., Ltd.                     602,150     314,320
*   Kao Hsing Chang Iron & Steel                            545,000     140,867
    Kaori Heat Treatment Co., Ltd.                          266,400     536,488
#   Kaulin Manufacturing Co., Ltd.                          689,684     517,369
    KD Holding Corp.                                         59,000     329,883
    KEE TAI Properties Co., Ltd.                          1,693,101   1,194,168
#   Kenda Rubber Industrial Co., Ltd.                     1,816,829   3,625,786
#   Kenmec Mechanical Engineering Co., Ltd.                 985,000     374,625
#   Kerry TJ Logistics Co., Ltd.                          1,113,000   1,489,864
    Kindom Construction Co.                               1,913,000   2,062,815
    King Core Electronics, Inc.                              76,302      54,219
#   King Slide Works Co., Ltd.                              138,450   1,103,487
    King Yuan Electronics Co., Ltd.                       5,996,032   4,273,338
*   King's Town Bank                                      3,828,653   3,507,561

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
    King's Town Construction Co., Ltd.                      848,579 $   881,420
    Kinik Co.                                               555,000   1,022,251
#   Kinko Optical Co., Ltd.                                 938,772   1,099,514
    Kinpo Electronics                                     5,700,892   1,355,375
    Kinsus Interconnect Technology Corp.                    830,476   2,900,458
*   KMC Kuei Meng International, Inc.                        47,000     165,983
    KS Terminals, Inc.                                      422,290     296,403
#   Kung Long Batteries Industrial Co., Ltd.                270,000     596,399
    Kung Sing Engineering Corp.                           1,620,000     681,560
#   Kuo Toong International Co., Ltd.                       743,000     560,230
    Kuoyang Construction Co., Ltd.                        1,970,000   1,359,315
*   Kwong Fong Industries                                 1,501,000     906,134
*   KYE Systems Corp.                                     1,363,736     430,007
    L&K Engineering Co., Ltd.                               667,000     639,532
    LAN FA Textile                                          900,412     245,710
#   Largan Precision Co., Ltd.                              172,234   4,713,837
    Laser Tek Taiwan Co., Ltd.                               21,500      15,129
#   LCY Chemical Corp.                                    1,962,495   2,328,619
*   Lead Data, Inc.                                          70,753       3,553
    Leader Electronics, Inc.                                630,886     420,583
#   Leadtrend Technology Corp.                              151,926     239,489
    Lealea Enterprise Co., Ltd.                           3,539,570   1,243,012
    Ledtech Electronics Corp.                               454,095     228,352
#   LEE CHI Enterprises Co., Ltd.                           878,000     449,794
#   Lelon Electronics Corp.                                 291,900     146,216
#*  Leofoo Development Co.                                1,297,614     612,166
#   LES Enphants Co., Ltd.                                  876,479     627,016
*   Lextar Electronics Corp.                              1,206,000   1,334,567
*   Li Peng Enterprise Co., Ltd.                          2,514,232     950,767
#   Lian HWA Food Corp.                                     222,952     305,536
    Lien Hwa Industrial Corp.                             2,594,809   1,789,240
    Lingsen Precision Industries, Ltd.                    1,692,490     953,569
    Lite-On Semiconductor Corp.                           1,363,000     789,296
    Lite-On Technology Corp.                              7,696,793  13,860,338
#*  Long Bon International Co., Ltd.                      1,307,875   1,106,767
#*  Long Chen Paper Co., Ltd.                             1,902,838     595,293
#   Longwell Co.                                            555,000     473,897
    Lotes Co., Ltd.                                         291,920     785,776
*   Lucky Cement Corp.                                      855,000     201,358
#   Lumax International Corp., Ltd.                         386,140     920,159
    Lung Yen Life Service Corp.                             258,000     907,124
#   Macroblock, Inc.                                        126,000     430,256
    Macronix International                               18,465,994   5,044,674
#   MacroWell OMG Digital Entertainment Co., Ltd.            91,000     264,678
    Mag Layers Scientific-Technics Co., Ltd.                 37,600      45,353
    Makalot Industrial Co., Ltd.                            522,430   2,214,037
#   Marketech International Corp.                           568,000     435,060
    Masterlink Securities Corp.                           5,490,000   1,715,666
#   Maxtek Technology Co., Ltd.                             125,000      88,155
*   Mayer Steel Pipe Corp.                                  791,905     320,556
#   Maywufa Co., Ltd.                                       178,462      93,901
#   MediaTek, Inc.                                        1,617,823  19,743,185

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
*   Medigen Biotechnology Corp.                             254,000 $ 1,435,198
    Mega Financial Holding Co., Ltd.                     18,795,129  14,509,040
    Meiloon Industrial Co.                                  394,721     161,968
    Mercuries & Associates, Ltd.                          1,411,042   1,110,269
#   Mercuries Data Systems, Ltd.                            120,000      36,113
    Merida Industry Co., Ltd.                               450,513   2,751,102
#   Merry Electronics Co., Ltd.                             923,266   1,615,182
    Micro-Star International Co., Ltd.                    3,545,465   1,660,376
#   Microbio Co., Ltd.                                    1,045,380   1,199,956
*   Microelectronics Technology, Inc.                     1,389,448     781,011
    Microlife Corp.                                         200,100     502,821
#   MIN AIK Technology Co., Ltd.                            540,562   1,530,697
#   Mirle Automation Corp.                                  786,923     545,732
    Mitac International Corp.                             5,991,135   2,123,544
#   Mobiletron Electronics Co., Ltd.                        158,000      88,971
*   Mosel Vitelic, Inc.                                   1,868,758     442,078
#*  Motech Industries, Inc.                               1,714,000   1,795,879
    MPI Corp.                                               299,000     692,526
#   Nak Sealing Technologies Corp.                          220,549     408,201
#   Namchow Chemical Industrial, Ltd.                       679,000     718,060
#   Nan Kang Rubber Tire Co., Ltd.                        2,011,197   2,377,139
#*  Nan Ren Lake Leisure Amusement Co., Ltd.                932,000     327,219
    Nan Ya Plastics Corp.                                10,848,103  21,645,034
#   Nan Ya Printed Circuit Board Corp.                    1,176,211   1,348,850
#   Nantex Industry Co., Ltd.                             1,164,889     790,303
*   Nanya Technology Corp.                                3,553,570     785,054
#   National Petroleum Co., Ltd.                            708,000     689,975
#*  Neo Solar Power Corp.                                 2,320,000   1,605,815
    Netronix, Inc.                                          247,000     599,232
#   New Asia Construction & Development Corp.               690,904     210,915
    New Era Electronics Co., Ltd.                           325,000     303,144
#   Newmax Technology Co., Ltd.                             281,000     870,964
    Nexcom International Co., Ltd.                           82,000      75,045
#   Nichidenbo Corp.                                        379,109     333,263
    Nien Hsing Textile Co., Ltd.                          1,283,109   1,008,965
    Nishoku Technology, Inc.                                 94,000     189,291
    Novatek Microelectronics Corp.                        1,466,000   7,167,407
#   Nuvoton Technology Corp.                                258,000     290,839
    O-TA Precision Industry Co., Ltd.                        17,000      10,466
#*  Ocean Plastics Co., Ltd.                                867,000     918,905
    Oneness Biotech Co., Ltd.                               218,000     401,724
*   Optimax Technology Corp.                                204,366      22,176
    OptoTech Corp.                                        2,621,713   1,068,004
*   Orient Semiconductor Electronics, Ltd.                2,777,000     489,537
    Oriental Union Chemical Corp.                         2,562,819   2,828,595
#   Orise Technology Co., Ltd.                              352,000     629,801
    P-Two Industries, Inc.                                   82,000      46,305
    Pacific Construction Co.                                428,276     133,027
#*  Pan Jit International, Inc.                           1,654,860     609,156
#*  Pan-International Industrial                          1,824,335   1,441,210
#   Paragon Technologies Co., Ltd.                          394,630     552,882
#   PChome Online, Inc.                                     156,197     708,199

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
#*  Pegatron Corp.                                        6,500,293 $10,656,887
*   PharmaEngine, Inc.                                       93,000     486,466
    Phihong Technology Co., Ltd.                          1,261,048     975,824
#   Phison Electronics Corp.                                365,000   2,882,904
    Phoenix Tours International, Inc.                       241,000     447,303
#*  Phytohealth Corp.                                       619,878     959,721
#*  Pihsiang Machinery Manufacturing Co., Ltd.              547,000     610,011
#   Pixart Imaging, Inc.                                    666,000   1,454,915
#   Plotech Co., Ltd.                                       216,000      81,811
#   Polytronics Technology Corp.                            242,408     476,619
    Portwell, Inc.                                          453,000     470,686
    Posiflex Technologies, Inc.                             101,000     270,824
    Pou Chen Corp.                                        8,066,005   9,521,051
*   Power Quotient International Co., Ltd.                  530,400     459,782
*   Powercom Co., Ltd.                                      844,730     209,835
*   Powertech Industrial Co., Ltd.                          360,000     223,225
    Powertech Technology, Inc.                            3,426,580   6,139,338
#   Poya Co., Ltd.                                          169,000     593,496
    President Chain Store Corp.                             860,728   5,312,670
*   President Securities Corp.                            4,230,213   2,546,784
    Prime Electronics Satellitics, Inc.                     599,630     535,540
    Prince Housing & Development Corp.                    3,588,045   2,568,379
    Prodisc Technology, Inc.                                603,000          --
#   Promate Electronic Co., Ltd.                            817,000     750,592
#*  Promise Technology, Inc.                                650,538     399,486
    Protop Technology Co., Ltd                              148,000          --
#*  Qisda Corp.                                           8,803,525   2,154,900
    Qualipoly Chemical Corp.                                301,000     264,400
#   Quanta Computer, Inc.                                 4,759,436   9,851,680
#   Quanta Storage, Inc.                                    519,000     349,639
    Quintain Steel Co., Ltd.                              1,705,059     410,696
    Radiant Opto-Electronics Corp.                        1,284,692   5,229,350
#   Radium Life Tech Co., Ltd.                            3,273,192   2,728,487
#   Ralec Electronic Corp.                                   97,914     107,842
#   Realtek Semiconductor Corp.                           1,710,823   4,937,785
    Rechi Precision Co., Ltd.                             1,025,151   1,023,985
*   Rexon Industrial Corp., Ltd.                             51,559      14,320
    Rich Development Co., Ltd.                            2,495,920   1,334,261
#   Richtek Technology Corp.                                394,175   2,174,012
#*  Ritek Corp.                                          14,375,268   1,925,586
    Roundtop Machinery Industries Co., Ltd.                  50,000      29,479
#   Ruentex Development Co., Ltd.                         1,677,065   3,288,168
    Ruentex Engineering & Construction Co.                   49,000      76,049
#   Ruentex Industries, Ltd.                              1,384,676   3,317,370
#   Run Long Construction Co., Ltd.                         375,000     441,630
    Sampo Corp.                                           2,777,119     951,334
    San Fang Chemical Industry Co., Ltd.                    632,766     575,751
    San Shing Fastech Corp.                                 225,000     362,134
*   Sanyang Industry Co., Ltd.                            3,578,802   3,528,727
#   Sanyo Electric Taiwan Co., Ltd.                         459,000     553,864
#   SCI Pharmtech, Inc.                                     170,190     406,959
    ScinoPharm Taiwan, Ltd.                                 589,000   1,370,692

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
#   SDI Corp.                                               588,000 $   542,843
    Senao International Co., Ltd.                           275,547     863,869
#   Sercomm Corp.                                           728,000   1,010,199
#   Sesoda Corp.                                            595,250     638,914
    Shan-Loong Transportation Co., Ltd.                     150,247     122,518
    Sheng Yu Steel Co., Ltd.                                604,000     355,926
#   ShenMao Technology, Inc.                                450,659     477,192
    Shih Her Technologies, Inc.                             205,000     307,518
    Shih Wei Navigation Co., Ltd.                           963,887     707,486
#   Shihlin Electric & Engineering Corp.                  1,327,787   1,600,773
#*  Shihlin Paper Corp.                                     429,000     638,330
    Shin Hai Gas Corp.                                        6,948      10,573
#*  Shin Kong Financial Holding Co., Ltd.                27,956,358   8,847,519
    Shin Shin Natural Gas Co.                                 9,480      10,340
#   Shin Zu Shing Co., Ltd.                                 560,245   1,435,797
*   Shining Building Business Co., Ltd.                     895,472     677,719
    Shinkong Insurance Co., Ltd.                          1,177,784     908,437
    Shinkong Synthetic Fibers Corp.                       7,446,844   2,339,699
    Shinkong Textile Co., Ltd.                              849,169   1,099,759
    Shiny Chemical Industrial Co., Ltd.                     239,000     360,528
#*  Shuttle, Inc.                                         1,380,000     587,970
#   Sigurd Microelectronics Corp.                         1,783,877   1,863,831
#*  Silicon Integrated Systems Corp.                      2,820,233     935,220
    Silicon Power Computer & Communications, Inc.           199,000     308,563
#   Siliconware Precision Industries Co.                  6,283,492   7,537,187
#   Siliconware Precision Industries Co. Sponsored ADR      456,091   2,777,594
#   Silitech Technology Corp.                               632,210   1,167,912
#   Simplo Technology Co., Ltd.                             828,800   3,528,168
#   Sinbon Electronics Co., Ltd.                            931,000     887,193
    Sincere Navigation Corp.                              1,586,370   1,481,557
    Singatron Enterprise Co., Ltd.                          373,000     247,181
    Sinkang Industries, Ltd.                                177,866      62,147
#   Sinmag Equipment Corp.                                  107,100     437,901
#   Sino-American Silicon Products, Inc.                  2,634,000   3,643,806
#   Sinon Corp.                                           1,659,740     821,705
    SinoPac Financial Holdings Co., Ltd.                 23,886,177  11,970,047
#   Sinphar Pharmaceutical Co., Ltd.                        582,043     732,171
    Sinyi Realty Co.                                        561,422   1,000,221
    Sirtec International Co., Ltd.                          442,000     673,124
    Sitronix Technology Corp.                               526,774     749,050
#*  Siward Crystal Technology Co., Ltd.                     535,705     208,672
#   Skymedi Corp.                                           212,000     176,381
    Soft-World International Corp.                          541,000     889,551
    Solar Applied Materials Technology Co.                1,536,084   1,722,924
#*  Solartech Energy Corp.                                  127,000      95,515
#*  Solomon Technology Corp.                                261,612     108,254
#*  Solytech Enterprise Corp.                               981,676     321,034
    Sonix Technology Co., Ltd.                              708,000   1,009,199
    Southeast Cement Co., Ltd.                            1,066,000     520,482
#   Spirox Corp.                                            225,145     100,386
    Sporton International, Inc.                             237,080     598,426
    St Shine Optical Co., Ltd.                              130,000   2,738,513

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
    Standard Chemical & Pharma                              458,040 $   434,940
    Standard Foods Corp.                                    581,661   1,992,908
    Star Comgistic Capital Co., Ltd.                      1,002,894     432,519
    Stark Technology, Inc.                                  613,400     528,352
#   Sunonwealth Electric Machine Industry Co., Ltd.         698,001     443,936
#*  Sunplus Technology Co., Ltd.                          2,039,153     656,003
    Sunrex Technology Corp.                                 907,351     365,092
#   Sunspring Metal Corp.                                   211,000     333,992
*   Super Dragon Technology Co., Ltd.                       262,330     203,522
#   Supreme Electronics Co., Ltd.                           847,000     449,790
    Swancor Ind Co., Ltd.                                   166,000     257,829
    Sweeten Construction Co., Ltd.                          794,579     578,453
#   Syncmold Enterprise Corp.                               499,000     942,923
    Synmosa Biopharma Corp.                                 365,000     428,896
    Synnex Technology International Corp.                 3,777,745   6,396,917
#   Sysage Technology Co., Ltd.                             242,000     279,807
    Systex Corp.                                             87,293     105,858
    TA Chen Stainless Pipe                                2,917,641   1,442,004
*   Ta Chong Bank, Ltd.                                   7,539,526   2,635,529
*   Ta Chong Securities Co., Ltd.                            36,000       9,451
    Ta Ya Electric Wire & Cable                           2,691,520     644,857
#   Ta Yih Industrial Co., Ltd.                              87,000     153,126
#   TA-I Technology Co., Ltd.                               830,766     452,624
#   Tah Hsin Industrial Co., Ltd.                           485,000     489,401
#*  TAI Roun Products Co., Ltd.                             263,000      94,949
#   Tai Tung Communication Co., Ltd.                        197,000     245,622
    Taichung Commercial Bank                              9,191,431   3,336,354
#   TaiDoc Technology Corp.                                 198,000     297,646
#   Taiflex Scientific Co., Ltd.                            852,000   1,056,930
    Taimide Tech, Inc.                                      317,000     291,908
    Tainan Enterprises Co., Ltd.                            613,289     766,659
    Tainan Spinning Co., Ltd.                             5,261,018   2,587,884
    Taishin Financial Holding Co., Ltd.                  30,993,044  13,466,516
#   Taisun Enterprise Co., Ltd.                           1,477,578     731,725
#   Taita Chemical Co., Ltd.                                801,609     252,802
#   Taiwan Acceptance Corp.                                 310,000     804,847
*   Taiwan Business Bank                                 13,912,773   4,283,173
    Taiwan Calsonic Co., Ltd.                                30,000      28,678
    Taiwan Cement Corp.                                   9,756,350  12,968,934
    Taiwan Chinsan Electronic Industrial Co., Ltd.          325,000     460,546
    Taiwan Cogeneration Corp.                             1,515,657   1,013,863
    Taiwan Cooperative Financial Holding                 19,214,827  11,048,077
#   Taiwan FamilyMart Co., Ltd.                              69,000     326,180
#   Taiwan Fertilizer Co., Ltd.                           2,868,000   6,868,787
    Taiwan Fire & Marine Insurance Co.                      936,880     705,587
    Taiwan Flourescent Lamp Co., Ltd.                       119,000          --
    Taiwan FU Hsing Industrial Co., Ltd.                    639,000     625,803
#   Taiwan Glass Industry Corp.                           3,696,895   3,765,955
#   Taiwan Hon Chuan Enterprise Co., Ltd.                   978,359   2,720,249
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd.          777,000     451,111
    Taiwan Kolin Co., Ltd.                                  508,000          --
*   Taiwan Land Development Corp.                         3,580,110   1,423,121

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
TAIWAN -- (Continued)
#*  Taiwan Life Insurance Co., Ltd.                      1,575,210 $  1,191,872
#   Taiwan Line Tek Electronic                             355,871      369,456
    Taiwan Mask Corp.                                      968,050      338,060
    Taiwan Mobile Co., Ltd.                              1,853,900    6,756,090
    Taiwan Navigation Co., Ltd.                            719,720      555,006
    Taiwan Paiho, Ltd.                                   1,399,152      985,862
#   Taiwan PCB Techvest Co., Ltd.                          917,000    1,336,154
#   Taiwan Prosperity Chemical Corp.                       638,000      710,230
    Taiwan Pulp & Paper Corp.                            1,889,260      582,471
#   Taiwan Sakura Corp.                                  1,311,304      736,087
    Taiwan Secom Co., Ltd.                                 730,932    1,772,417
    Taiwan Semiconductor Co., Ltd.                       1,168,000      613,931
    Taiwan Semiconductor Manufacturing Co., Ltd.        36,401,652  135,102,224
#   Taiwan Sogo Shin Kong SEC                            1,077,407    1,365,071
*   Taiwan Styrene Monomer                               2,640,242      896,197
    Taiwan Surface Mounting Technology Co., Ltd.         1,049,250    1,753,261
    Taiwan TEA Corp.                                     3,217,896    1,966,161
    Taiwan Union Technology Corp.                          785,000      484,250
    Taiyen Biotech Co., Ltd.                               938,000      914,981
*   Tang Eng Iron Works Co., Ltd.                           23,000       23,777
*   Tatung Co., Ltd.                                    11,692,588    2,953,565
#   Te Chang Construction Co., Ltd.                        363,000      421,632
#   Teco Electric and Machinery Co., Ltd.                8,513,000    8,011,812
*   Tecom Co., Ltd.                                        408,000       27,597
*   Tekcore Co., Ltd.                                      359,000      141,447
#   Ten Ren Tea Co., Ltd.                                  167,170      274,186
    Test Research, Inc.                                    560,595      926,126
    Test-Rite International Co., Ltd.                    1,312,166      992,423
#*  ThaiLin Semiconductor Corp.                            549,000      247,726
#   Thinking Electronic Industrial Co., Ltd.               407,058      429,206
    Thye Ming Industrial Co., Ltd.                         816,651      877,185
    TNC Industrial Corp., Ltd.                             178,000      109,272
    Ton Yi Industrial Corp.                              3,340,300    2,473,239
    Tong Hsing Electronic Industries, Ltd.                 504,534    2,222,397
#   Tong Yang Industry Co., Ltd.                         1,915,138    2,004,077
    Tong-Tai Machine & Tool Co., Ltd.                      933,834      759,365
    Topco Scientific Co., Ltd.                             651,005    1,237,069
    Topco Technologies Corp.                               163,000      383,706
#   Topoint Technology Co., Ltd.                           734,652      448,411
    Toung Loong Textile Manufacturing                      327,000      560,220
    Trade-Van Information Services Co.                     233,000      179,745
    Transasia Airways Corp.                                468,000      213,522
#   Transcend Information, Inc.                            530,870    1,835,832
    Tripod Technology Corp.                              1,644,660    3,741,207
    Tsann Kuen Enterprise Co., Ltd.                        491,441      848,216
#   TSC Auto ID Technology Co., Ltd.                        65,000      291,002
#   TSRC Corp.                                           1,695,147    3,351,085
#   Ttet Union Corp.                                       177,000      320,989
    TTFB Co., Ltd.                                          17,000      109,554
#   TTY Biopharm Co., Ltd.                                 490,200    1,626,850
#   Tung Ho Steel Enterprise Corp.                       4,174,645    4,075,240
#   Tung Ho Textile Co., Ltd.                              561,000      168,810

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
#   Tung Thih Electronic Co., Ltd.                          221,786 $   491,753
#   TURVO International Co., Ltd.                            84,000     250,931
    TXC Corp.                                             1,111,762   1,732,819
    TYC Brother Industrial Co., Ltd.                        981,333     382,686
#*  Tycoons Group Enterprise                              2,345,121     445,460
*   Tyntek Corp.                                          1,787,419     437,542
    TZE Shin International Co., Ltd.                        287,298     145,066
    U-Ming Marine Transport Corp.                         1,659,200   2,587,905
#*  U-Tech Media Corp.                                      250,000      52,476
#   Ubright Optronics Corp.                                  92,000     416,132
    Uni-President Enterprises Corp.                       6,266,187  12,347,509
#   Unic Technology Corp.                                   243,000     109,195
    Unimicron Technology Corp.                            5,863,563   6,189,003
*   Union Bank Of Taiwan                                  3,192,945   1,218,624
*   Union Insurance Co., Ltd.                               309,397     151,190
#   Unitech Computer Co., Ltd.                              261,365     130,681
#   Unitech Printed Circuit Board Corp.                   2,760,921     900,835
#   United Integrated Services Co., Ltd.                  1,009,800   1,015,453
#   United Microelectronics Corp.                        48,362,441  18,532,887
#*  Unity Opto Technology Co., Ltd.                       1,461,276   1,376,542
    Universal Cement Corp.                                1,832,773   1,127,857
    Unizyx Holding Corp.                                  1,928,496     922,137
    UPC Technology Corp.                                  3,753,262   1,966,488
#   Userjoy Technology Co., Ltd.                            107,000     223,273
    USI Corp.                                             3,529,557   2,478,114
#   Vanguard International Semiconductor Corp.            2,521,000   2,753,725
    Ve Wong Corp.                                           573,524     394,768
#*  Via Technologies, Inc.                                1,294,549     888,277
#   Viking Tech Corp.                                        49,000      45,660
#   Visual Photonics Epitaxy Co., Ltd.                    1,012,966   1,227,639
#   Vivotek, Inc.                                           154,000     704,083
#   Wafer Works Corp.                                     1,428,000     815,360
*   Waffer Technology Co., Ltd.                              84,500      29,547
    Wah Hong Industrial Corp.                               327,280     458,867
    Wah Lee Industrial Corp.                                908,000   1,370,785
*   Walsin Lihwa Corp.                                   15,491,307   4,810,464
*   Walsin Technology Corp.                               2,697,551     691,530
#*  Walton Advanced Engineering, Inc.                     1,369,662     496,762
*   Wan Hai Lines, Ltd.                                   4,089,026   2,289,056
    WAN HWA Enterprise Co.                                  434,207     208,180
    Waterland Financial Holdings Co., Ltd.                5,797,665   2,044,381
#   Ways Technical Corp., Ltd.                              250,000     654,392
*   WEI Chih Steel Industrial Co., Ltd.                     383,000      65,039
#   Wei Chuan Foods Corp.                                 1,420,000   2,216,418
#   Wei Mon Industry Co., Ltd.                            1,349,000     466,652
#   Weikeng Industrial Co., Ltd.                            902,450     637,472
#   Well Shin Technology Co., Ltd.                          308,443     474,856
*   Weltrend Semiconductor                                1,159,275     562,824
#   Win Semiconductors Corp.                              2,283,000   2,715,280
#*  Winbond Electronics Corp.                            15,238,000   4,238,587
#*  Wintek Corp.                                          9,304,754   4,781,276
#   Wisdom Marine Lines Co., Ltd.                           622,800     838,372

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                       SHARES      VALUE++
                                                     ---------- --------------
TAIWAN -- (Continued)
    Wistron Corp.                                     8,492,663 $    8,631,229
#   Wistron NeWeb Corp.                               1,048,121      1,705,729
    WPG Holdings, Ltd.                                5,503,041      6,631,055
    WT Microelectronics Co., Ltd.                     1,512,836      1,805,847
*   WUS Printed Circuit Co., Ltd.                     1,535,000        619,543
    X-Legend Entertainment Co., Ltd.                      5,000         30,703
    XAC Automation Corp.                                319,000        286,304
#   Xxentria Technology Materials Corp.                 491,000        932,903
*   Yageo Corp.                                      11,048,000      3,495,578
*   Yang Ming Marine Transport Corp.                  6,858,157      3,083,691
#   YC INOX Co., Ltd.                                 1,533,691        834,535
#   YeaShin International Development Co., Ltd.       1,006,000        961,993
#   Yem Chio Co., Ltd.                                1,601,250      1,091,533
    YFY, Inc.                                         6,517,997      3,195,941
#*  Yi Jinn Industrial Co., Ltd.                      1,018,020        248,735
    Yieh Phui Enterprise Co., Ltd.                    5,017,789      1,395,901
#   Young Fast Optoelectronics Co., Ltd.                666,137      1,200,096
#   Young Optics, Inc.                                  242,214        593,279
#   Youngtek Electronics Corp.                          454,883      1,150,746
    Yuanta Financial Holding Co., Ltd.               31,611,563     16,094,358
    Yufo Electronics Co., Ltd.                          108,000         78,021
#   Yulon Motor Co., Ltd.                             4,116,715      7,067,708
#   Yung Chi Paint & Varnish Manufacturing Co., Ltd.    294,350        793,113
    YungShin Global Holding Corp.                       611,000        853,877
    Yungtay Engineering Co., Ltd.                     1,221,000      2,919,445
    Zeng Hsing Industrial Co., Ltd.                     187,000        881,413
#   Zenitron Corp.                                      919,000        591,725
#   Zig Sheng Industrial Co., Ltd.                    2,185,117        667,748
    Zinwell Corp.                                     1,374,979      1,150,884
#   Zippy Technology Corp.                              482,028        433,239
#   ZongTai Real Estate Development Co., Ltd.           263,000        250,447
                                                                --------------
TOTAL TAIWAN                                                     1,554,978,764
                                                                --------------
THAILAND -- (3.3%)
    AAPICO Hitech PCL                                   730,080        684,061
    Advanced Info Service PCL                         1,173,109     10,791,803
    Airports of Thailand PCL                          1,216,600      5,989,734
    AJ Plast PCL                                      1,550,300        691,957
    Amarin Printing & Publishing PCL                     42,700         41,827
    Amata Corp. PCL                                   1,748,900      1,370,518
    Asia Green Energy PCL                             2,213,900        256,465
    Asia Plus Securities PCL (B081WP3)                3,512,100        536,089
    Asia Plus Securities PCL (B081Z10)                1,260,100        192,342
    Asian Property Development PCL                    5,615,960      1,798,638
    Bangchak Petroleum PCL                            2,703,700      3,339,323
    Bangkok Aviation Fuel Services PCL                1,110,054        900,146
    Bangkok Bank PCL (6077019)                        1,321,500     10,220,801
    Bangkok Bank PCL (6368360)                          718,800      5,534,882
    Bangkok Chain Hospital PCL                        2,688,040      1,108,187
    Bangkok Dusit Medical Services PCL                1,160,400      6,681,690
    Bangkok Expressway PCL                            1,642,900      2,239,046
    Bangkok Insurance PCL                                10,100        133,864

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
THAILAND -- (Continued)
    Bangkok Life Assurance PCL                             1,336,100 $3,448,367
*   Bangkok Metro PCL                                     17,395,000    871,232
    Bangkokland PCL                                       46,231,300  3,244,854
    Bank of Ayudhya PCL (6075949)                          1,302,900  1,453,832
    Bank of Ayudhya PCL (6359933)                          6,233,400  6,955,497
    Banpu PCL                                                442,674  5,143,163
    BEC World PCL                                          1,461,300  3,335,847
    Big C Supercenter PCL (6763932)                          304,900  2,399,724
    Big C Supercenter PCL (6368434)                          322,600  2,539,032
    Bumrungrad Hospital PCL                                  781,100  2,188,943
    CalComp Electronics Thailand PCL                       8,197,400  1,005,473
    Central Pattana PCL                                    1,706,200  5,813,288
    Central Plaza Hotel PCL                                2,269,500  2,880,371
    CH Karnchang PCL                                       3,123,100  2,926,244
    Charoen Pokphand Foods PCL                             8,461,500  9,153,411
    Charoong Thai Wire & Cable PCL                         1,034,400    532,179
    Country Group Securities PCL                           2,512,111    168,615
    CP ALL PCL                                             3,541,000  5,308,484
    CS Loxinfo PCL                                           776,500    346,581
    Delta Electronics Thailand PCL                         1,974,000  2,555,775
    Dhipaya Insurance PCL                                    112,400    123,506
    Diamond Building Products PCL                          1,081,200    348,121
    DSG International Thailand PCL                         1,208,300    428,154
    Dynasty Ceramic PCL                                      524,600  1,112,652
    Eastern Water Resources Development and Management
      PCL                                                  2,706,300  1,309,351
    Electricity Generating PCL (6368553)                     161,000    842,027
    Electricity Generating PCL (6304643)                     464,400  2,428,804
    Erawan Group PCL (The)                                 5,100,500    964,490
    Esso Thailand PCL                                      6,819,400  2,242,154
*   G J Steel PCL                                         95,559,750    423,263
    G Steel PCL (Foreign)                                 22,734,200    271,106
    GFPT PCL                                               2,436,522    697,335
    Glow Energy PCL                                        1,553,000  4,074,310
*   GMM Grammy PCL                                           991,800    804,253
*   Golden Land Property Development PCL (6368586)           816,400    356,045
*   Golden Land Property Development PCL (6375296)           219,400     95,684
    Grand Canal Land PCL                                     242,800     30,939
*   Grande Asset Hotels & Property PCL                       886,200     47,405
    Hana Microelectronics PCL                              1,560,057  1,318,208
    Hemaraj Land and Development PCL (6710046)               374,400     54,852
    Hemaraj Land and Development PCL (6710165)            11,989,100  1,756,495
    Home Product Center PCL                                5,899,658  3,015,157
    ICC International PCL                                     51,000     71,244
    Indorama Ventures PCL                                  3,605,900  2,887,177
    IRPC PCL                                              34,267,890  4,786,997
*   Italian-Thai Development PCL                          10,184,400  2,914,786
*   ITV PCL                                                  183,700      6,572
    Jasmine International PCL                              9,740,800  2,738,044
    Jaymart PCL                                              549,500    491,461
    Jubilee Enterprise PCL                                    31,900     29,618
    Kang Yong Electric PCL                                       500      4,804
    Kasikornbank PCL (6364766)                               824,600  5,956,225

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
THAILAND -- (Continued)
    Kasikornbank PCL (6888794)                            1,478,800 $10,883,162
    KCE Electronics PCL                                     835,700     495,441
    KGI Securities Thailand PCL                           5,174,800     631,202
    Khon Kaen Sugar Industry PCL                          3,155,400   1,343,867
    Kiatnakin Bank PCL                                    1,977,707   4,750,540
    Krung Thai Bank PCL                                  15,949,275  13,476,730
    Krungthai Card PCL                                      115,200     180,552
*   Laguna Resorts & Hotels PCL                               9,100      13,487
    Lam Soon Thailand PCL                                   354,600      53,643
    Land and Houses PCL (6581930)                         3,326,700   1,507,499
    Land and Houses PCL (6581941)                         7,698,000   3,435,905
    Lanna Resources PCL                                   1,040,550     606,249
    LH Financial Group PCL                                2,364,800     117,636
    Loxley PCL                                            3,816,435     871,213
    LPN Development PCL (B00PXK5)                           189,700     154,475
    LPN Development PCL (B00Q643)                         1,590,700   1,295,323
    Major Cineplex Group PCL                              1,700,400   1,286,163
    MBK PCL                                                 256,800   1,452,429
    MCOT PCL                                              1,109,400   1,889,949
    MCS Steel PCL                                           735,500     121,790
    Minor International PCL                               3,886,361   3,972,431
    Modernform Group PCL                                    333,600     111,389
    Muramoto Electron Thailand PCL                            7,400      43,366
*   Nation Multimedia Group PCL                           2,804,100     257,958
*   Padaeng Industry PCL                                    192,800      89,338
    Polyplex Thailand PCL                                 1,843,800     772,700
    Precious Shipping PCL                                 2,009,600   1,218,769
    President Bakery PCL                                      1,800       3,189
    Property Perfect PCL                                 14,348,800     870,217
    Pruksa Real Estate PCL                                3,286,800   3,275,601
    PTT Exploration & Production PCL                      3,230,969  16,952,955
    PTT Global Chemical PCL                               6,030,411  14,998,978
    PTT PCL                                               2,266,580  25,175,642
    Quality Houses PCL                                   19,611,475   2,819,776
*   Raimon Land PCL                                       5,543,000     407,935
    Ratchaburi Electricity Generating Holding PCL
      (6294249)                                           1,240,500   2,504,246
    Ratchaburi Electricity Generating Holding PCL
      (6362771)                                             271,400     547,886
*   Regional Container Lines PCL                          1,702,700     403,195
    Robinson Department Store PCL                           921,300   2,503,362
    Rojana Industrial Park PCL                            2,495,000   1,062,606
    RS PCL                                                  751,700     302,217
    Saha-Union PCL                                          630,900     892,073
*   Sahaviriya Steel Industries PCL                      43,094,580     851,614
    Samart Corp. PCL                                      1,525,500   1,455,332
    Samart I-Mobile PCL                                   3,239,100     459,102
    Samart Telcoms PCL                                    1,115,000     959,242
    Sansiri PCL                                          12,304,964   1,844,696
    SC Asset Corp PCL                                     6,559,500   1,743,240
    Siam Cement PCL (6609906)                               129,300   2,176,293
    Siam Cement PCL (6609928)                               388,500   6,327,189
    Siam City Cement PCL (6806387)                          219,900   3,656,259
    Siam City Cement PCL (6363194)                           19,700     327,550

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
THAILAND -- (Continued)
    Siam Commercial Bank PCL                              2,266,369 $14,362,679
*   Siam Commercial Samaggi Insurance PCL (The)              27,800      21,975
    Siam Future Development PCL                           2,893,134     897,019
    Siam Global House PCL                                 1,345,937   1,027,223
    Siam Makro PCL                                          178,200   4,577,949
    Siamgas & Petrochemicals PCL                          1,771,500     784,651
    Sino Thai Engineering & Construction PCL              2,141,864   2,043,346
    SNC Former PCL                                          472,000     392,395
    Somboon Advance Technology PCL                        1,176,125   1,152,082
*   SPCG PCL                                                754,000     802,811
    Sri Ayudhya Capital PCL                                 193,100     146,059
    Sri Trang Agro-Industry PCL                           2,785,700   1,480,645
    Srithai Superware PCL                                   797,500     733,646
*   Stars Microelectronics Thailand PCL                     663,900     210,367
    STP & I PCL                                             494,128   1,574,139
    Supalai PCL                                           2,236,300   1,561,981
    Susco PCL                                             1,796,100     373,295
*   SVI PCL                                               3,993,828     571,519
    Symphony Communication PCL                              107,500      69,957
*   Tata Steel Thailand PCL                               9,386,800     355,003
    Thai Airways International PCL                        4,179,437   4,200,797
    Thai Carbon Black PCL                                   145,200     138,521
    Thai Central Chemical PCL                               192,400     156,018
    Thai Factory Development PCL                          1,089,400     523,357
    Thai Metal Trade PCL                                    396,500     197,237
    Thai Oil PCL                                          3,010,200   6,769,104
    Thai Rayon PCL                                           20,400      30,409
*   Thai Reinsurance PCL (6609575)                        1,452,466     274,657
*   Thai Reinsurance PCL (6609995)                        3,243,433     613,324
    Thai Rung Union Car PCL                                 439,000     188,463
    Thai Stanley Electric PCL (B01GKK6)                     138,400   1,183,591
    Thai Stanley Electric PCL (B01GKM8)                       5,600      47,891
    Thai Tap Water Supply PCL                             5,993,100   2,144,039
    Thai Union Frozen Products PCL                        1,851,390   3,564,005
    Thai Vegetable Oil PCL                                1,701,325   1,333,236
    Thai-German Ceramic PCL                               1,458,100     310,498
    Thaicom PCL                                           1,933,800   2,256,649
    Thanachart Capital PCL                                3,137,500   5,104,451
*   Thoresen Thai Agencies PCL                            2,392,008   1,458,840
    Ticon Industrial Connection PCL                       1,598,087   1,344,898
    Tipco Asphalt PCL                                       592,100   1,427,294
    TIPCO Foods PCL                                         950,900     440,621
    Tisco Financial Group PCL (B3KFW10)                     258,900     485,162
    Tisco Financial Group PCL (B3KFW76)                   1,117,600   2,094,310
    TMB Bank PCL                                         60,759,213   5,672,240
    Total Access Communication PCL (B1YWK08)              1,654,500   6,595,451
    Total Access Communication PCL (B231MK7)                200,000     797,274
    Toyo-Thai Corp. PCL (B5ML0B6)                           177,200     332,061
    Toyo-Thai Corp. PCL (B5ML0D8)                           186,400     349,302
    TPI Polene PCL                                        4,203,961   2,148,532
*   True Corp. PCL                                       18,601,515   5,355,462
    Union Mosaic Industry PCL                               295,000     311,584

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
THAILAND -- (Continued)
    Unique Engineering & Construction PCL                2,201,700 $    652,633
    Univanich Palm Oil PCL                                  44,500      188,007
    Univentures PCL                                      2,341,300    1,052,987
    Vanachai Group PCL                                   2,267,900      309,083
    Vibhavadi Medical Center PCL                         1,851,400    1,028,205
    Vinythai PCL                                         2,248,200    1,417,094
    Workpoint Entertainment PCL                            513,100      983,369
                                                                   ------------
TOTAL THAILAND                                                      397,586,522
                                                                   ------------
TURKEY -- (2.4%)
    Adana Cimento Sanayii TAS Class A                      287,621      722,640
    Adel Kalemcilik Ticaret ve Sanayi A.S.                   8,734      262,114
*   Afyon Cimento Sanayi TAS                                 2,677       95,988
    Akbank TAS                                           4,159,823   21,903,415
    Akcansa Cimento A.S.                                   185,501    1,117,775
*   Akenerji Elektrik Uretim A.S.                        1,224,132    1,142,084
*   Akfen Holding A.S.                                     533,216    1,619,365
    Aksa Akrilik Kimya Sanayii                             632,979    1,866,525
    Aksigorta A.S.                                         852,634    1,076,238
    Alarko Holding A.S.                                    408,508    1,236,320
*   Albaraka Turk Katilim Bankasi A.S.                   2,040,497    2,212,093
    Alkim Alkali Kimya A.S.                                 35,326      281,101
*   Altinyildiz Mensucat ve Konfeksiyon Fabrikalari A.S.    81,444    2,261,648
*   Anadolu Anonim Tuerk Sigorta Sirketi                 1,355,483    1,007,050
*   Anadolu Cam Sanayii A.S.                               606,227      937,814
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.            337,778    5,614,633
    Anadolu Hayat Emeklilik A.S.                           200,998      651,519
    Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S.           16,386      241,721
    Arcelik A.S.                                           805,887    6,278,478
    Aselsan Elektronik Sanayi Ve Ticaret A.S.              257,286    1,530,561
*   Asya Katilim Bankasi A.S.                            3,450,587    4,184,059
    Aygaz A.S.                                             271,764    1,479,269
    Bagfas Bandirma Gubre Fabrik                            23,761      712,915
*   Banvit Bandirma Vitaminli Yem Sanayii ASA              208,458      463,490
    Baticim Bati Anadolu Cimento Sanayii A.S.              178,066      761,329
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.     257,497      218,251
    BIM Birlesik Magazalar A.S.                            144,581    7,427,601
    Bizim Toptan Satis Magazalari A.S.                      78,815    1,329,166
    Bolu Cimento Sanayii A.S.                              299,793      366,641
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.          48,763      929,165
*   Bosch Fren Sistemleri                                      584       63,388
*   Boyner Buyuk Magazacilik                               193,091      737,977
    Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.       102,605      286,294
    Bursa Cimento Fabrikasi A.S.                           120,033      341,504
*   Celebi Hava Servisi A.S.                                24,995      293,225
    Cimsa Cimento Sanayi VE Tica                           272,673    1,621,192
    Coca-Cola Icecek A.S.                                   86,168    2,406,403
*   Deva Holding A.S.                                      340,450      424,023
*   Dogan Gazetecilik A.S.                                  63,205       55,777
*   Dogan Sirketler Grubu Holding A.S.                   4,524,932    3,059,806
*   Dogan Yayin Holding A.S.                             2,275,358    1,117,556
    Dogus Otomotiv Servis ve Ticaret A.S.                  501,655    3,197,977

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
TURKEY -- (Continued)
*   Dyo Boya Fabrikalari Sanayi ve Ticaret A.S.              139,007 $  114,961
*   Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.         150,885    418,399
    Eczacibasi Yatirim Holding Ortakligi A.S.                194,026    758,571
    EGE Seramik Sanayi ve Ticaret A.S.                       465,596    670,966
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S.                               1,391,141  1,989,262
    Enka Insaat ve Sanayi A.S.                             1,252,051  3,875,129
    Eregli Demir ve Celik Fabrikalari TAS                  4,988,747  5,722,106
    Fenerbahce Futbol A.S.                                    17,229    388,211
    Ford Otomotiv Sanayi A.S.                                153,943  2,140,631
*   Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.       12,151    277,650
    Gentas Genel Metal Sanayi ve Ticaret A.S.                334,673    248,459
*   Global Yatirim Holding A.S.                            1,518,840  1,537,335
    Goldas Kuyumculuk Sanayi Ithalat ve Ihracat A.S.          61,429      7,196
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.      26,110    961,958
    Goodyear Lastikleri TAS                                   20,177    709,701
*   GSD Holding                                            1,450,576  1,134,333
*   Gubre Fabrikalari TAS                                    153,382  1,352,968
*   Gunes Sigorta                                            245,002    331,289
*   Hurriyet Gazetecilik A.S.                              1,046,425    549,719
*   Ihlas EV Aletleri                                        383,614    126,540
*   Ihlas Holding A.S.                                     4,157,323  1,904,693
*   Ihlas Madencilik A.S.                                     59,437    169,916
*   Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
      Ticaret A.S.                                            63,033    172,773
*   Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.              594,343  1,679,968
*   Is Finansal Kiralama A.S.                                655,578    373,288
    Is Yatirim Menkul Degerler A.S. Class A                  162,444    153,301
*   Isiklar Yatirim Holding A.S.                             267,745     86,764
*   Ittifak Holding A.S                                       19,789     54,821
*   Izmir Demir Celik Sanayi A.S.                            370,825    614,447
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                                794,400  1,177,876
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                                388,861    915,521
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                              2,531,248  2,864,311
*   Karsan Otomotiv Sanayii Ve Ticaret A.S.                  404,416    257,465
    Kartonsan Karton Sanayi ve Ticaret A.S.                    3,532    574,092
*   Kerevitas Gida Sanayi ve Ticaret A.S.                      6,569    145,646
    KOC Holding A.S.                                       1,444,150  8,756,852
    Konya Cimento Sanayii A.S.                                 3,240    613,229
    Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi
      ve Ticaret A.S.                                        282,005    571,379
    Koza Altin Isletmeleri A.S.                               70,035  1,404,761
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.         1,358,132  3,383,732
    Mardin Cimento Sanayii ve Ticaret A.S.                   148,252    478,257
*   Marshall Boya ve Vernik                                   14,466    409,916
*   Marti Otel Isletmeleri A.S.                              136,993     58,845
*   Menderes Tekstil Sanayi ve Ticaret A.S.                  607,410    186,658
*   Metro Ticari ve Mali Yatirimlar Holding A.S.             674,137    241,292
*   Migros Ticaret A.S.                                      110,076  1,429,531
*   Mondi Tire Kutsan Kagit Ve Ambalaj Sanayii A.S.          192,675    135,522
    Mutlu Aku ve Malzemeleri Sanayi A.S.                      42,191    185,985
*   NET Holding A.S.                                         863,278  1,219,430
*   Net Turizm Ticaret ve Sanayi SA                          749,755    401,466
    Netas Telekomunikasyon A.S.                              124,770    749,369
    Nuh Cimento Sanayi A.S.                                  181,575  1,104,712

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                       SHARES       VALUE++
                                                      --------- ---------------
TURKEY -- (Continued)
    Otokar Otomotiv Ve Savunma Sanayi A.S.               35,224 $     1,294,751
    Park Elektrik Uretim Madencilik Sanayi ve
      Ticaret A.S.                                      381,183       1,432,422
*   Petkim Petrokimya Holding A.S.                    2,888,600       5,036,108
    Pinar Entegre Et ve Un Sanayi A.S.                   80,403         347,289
    Pinar SUT Mamulleri Sanayii A.S.                     93,278         890,401
*   Polyester Sanayi A.S.                               991,441         631,555
*   Reysas Tasimacilik ve Lojistik Ticaret A.S.         150,867          61,523
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret
      A.S.                                              202,914         325,255
*   Sekerbank TAS                                     2,336,736       2,689,224
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.           837,429         982,622
*   Soda Sanayii A.S.                                   304,453         433,442
    Soktas Tekstil Sanayi ve Ticaret A.S.                44,605          89,388
*   TAT Konserve Sanayii A.S.                           725,878         997,345
*   TAV Havalimanlari Holding A.S.                      413,237       2,918,730
    Tekfen Holding A.S.                                 908,199       3,529,895
*   Tekstil Bankasi A.S.                              1,044,262         986,097
    Tofas Turk Otomobil Fabrikasi A.S.                  322,802       2,254,113
    Trabzonspor Sportif Yatirim ve Futbol
      Isletmeciligi TAS                                  10,390          33,628
*   Trakya Cam Sanayi A.S.                            1,436,069       2,429,308
    Tupras Turkiye Petrol Rafinerileri A.S.             250,349       6,996,534
    Turcas Petrol A.S.                                  393,969         763,928
*   Turk Hava Yollari                                 2,221,729       9,256,850
    Turk Telekomunikasyon A.S.                          585,884       2,779,266
    Turk Traktor ve Ziraat Makineleri A.S.               45,971       1,739,795
*   Turkcell Iletisim Hizmetleri A.S.                   839,224       5,225,473
#*  Turkcell Iletisim Hizmetleri A.S. ADR               293,927       4,591,140
    Turkiye Garanti Bankasi A.S.                      5,342,105      29,557,418
    Turkiye Halk Bankasi A.S.                           971,669      10,609,890
    Turkiye Is Bankasi                                3,694,257      14,289,346
    Turkiye Sinai Kalkinma Bankasi A.S.               3,469,098       4,999,874
    Turkiye Sise ve Cam Fabrikalari A.S.              2,150,592       3,653,017
    Turkiye Vakiflar Bankasi Tao                      2,955,850      10,577,061
    Ulker Biskuvi Sanayi A.S.                           348,894       2,986,592
    Uzel Makina Sanayii A.S.                             63,028              --
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.            300,263         454,127
*   Vestel Elektronik Sanayi ve Ticaret A.S.            546,437         696,091
*   Yapi Kredi Sigorta A.S.                              83,571         821,188
    Yapi ve Kredi Bankasi A.S.                        2,042,275       6,346,899
*   Zorlu Enerji Elektrik Uretim A.S.                   830,137         718,647
                                                                ---------------
TOTAL TURKEY                                                        283,753,524
                                                                ---------------
TOTAL COMMON STOCKS                                              10,929,131,353
                                                                ---------------
PREFERRED STOCKS -- (1.5%)

BRAZIL -- (1.4%)
    AES Tiete SA                                        329,806       3,342,979
    Alpargatas SA                                       508,200       3,385,883
    Banco ABC Brasil SA                                 475,334       3,734,725
    Banco Bradesco SA                                 1,539,800      25,312,519
    Banco Daycoval SA                                   108,594         572,076
    Banco do Estado do Rio Grande do Sul SA Class B     755,420       6,362,028
    Banco Industrial e Comercial SA                     287,455         811,756

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
BRAZIL -- (Continued)
*   Banco Panamericano SA                                  428,100 $  1,476,391
    Banco Pine SA                                           89,400      618,414
    Banco Sofisa SA                                         85,800      154,382
*   Battistella Adm Participacoes SA                        22,700       11,346
*   Bombril SA                                               8,400       31,215
    Braskem SA Class A                                     185,000    1,608,897
    Centrais Eletricas Brasileiras SA Class B              200,700    1,042,246
    Centrais Eletricas de Santa Catarina SA                 60,363      722,576
    Cia Brasileira de Distribuicao Grupo Pao de Acucar       8,400      461,575
    Cia de Bebidas das Americas                            166,978    6,985,410
    Cia de Gas de Sao Paulo Class A                        106,895    2,871,726
    Cia de Saneamento do Parana                             96,300      351,845
    Cia de Transmissao de Energia Eletrica Paulista        147,100    2,576,961
    Cia Energetica de Minas Gerais                         239,433    3,051,626
    Cia Energetica de Sao Paulo Class B                    678,614    7,180,436
    Cia Energetica do Ceara Class A                        109,425    2,614,824
    Cia Ferro Ligas da Bahia - Ferbasa                     185,182    1,133,815
    Cia Paranaense de Energia                               77,660    1,380,277
    Contax Participacoes SA                                582,750    1,543,709
    Eletropaulo Metropolitana Eletricidade de Sao Paulo
      SA                                                   636,586    2,615,388
*   Empresa Metropolitana de Aguas e Energia SA              6,100       23,004
    Eucatex SA Industria e Comercio                         61,859      237,140
    Forjas Taurus SA                                       298,923      389,948
    Fras-Le Middle East Class A                              4,800       12,955
    Gerdau SA                                               90,683      708,875
*   Gol Linhas Aereas Inteligentes SA                      390,766    2,404,263
*   Inepar SA Industria e Construcoes                      215,950      177,013
    Itau Unibanco Holding SA                               303,451    5,088,482
    Klabin SA                                            1,860,233   12,458,889
    Lojas Americanas SA                                    730,428    6,381,547
    Marcopolo SA                                           784,859    5,221,279
    Oi SA                                                  226,779      556,534
    Parana Banco SA                                         45,100      327,303
    Petroleo Brasileiro SA                                 626,100    6,252,394
    Randon Participacoes SA                                780,168    5,092,587
    Saraiva SA Livreiros Editores                          108,864    1,805,921
*   Suzano Papel e Celulose SA Class A                   1,463,399    5,339,404
    Telefonica Brasil SA                                   199,198    5,281,746
    Unipar Participacoes SA Class B                      1,538,997      392,297
*   Usinas Siderurgicas de Minas Gerais SA Class A       1,899,158    9,397,308
    Vale SA                                              1,216,428   19,753,465
    Whirlpool SA                                            36,486       75,680
                                                                   ------------
TOTAL BRAZIL                                                        169,333,059
                                                                   ------------
CHILE -- (0.0%)
    Coca-Cola Embonor SA Class B                               676        2,110
    Embotelladora Andina SA                                139,928      742,797
    Embotelladora Andina SA Class B                        212,801    1,445,935
    Sociedad Quimica y Minera de Chile SA Class B           11,313      559,224
                                                                   ------------
TOTAL CHILE                                                           2,750,066
                                                                   ------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                     52,229 $    121,624
    Banco Davivienda SA                                    193,071    2,583,328
    Grupo Aval Acciones y Valores                          603,762      423,441
    Grupo de Inversiones Suramericana SA                    18,486      389,150
                                                                   ------------
TOTAL COLOMBIA                                                        3,517,543
                                                                   ------------
HONG KONG -- (0.0%)
    Li Ning Co., Ltd.                                    1,699,000      937,059
                                                                   ------------
MALAYSIA -- (0.0%)
    TA Global Bhd                                          232,098       17,566
                                                                   ------------
TOTAL PREFERRED STOCKS                                              176,555,293
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

BRAZIL -- (0.0%)
*   Cia Brasileira de Distribuicao Grupo Pao de Acucar
      Rights 05/21/13                                           10           29
                                                                   ------------
CHINA -- (0.0%)
*   Hong Kong Resources Holdings Co., Ltd. Warrants
      01/31/18                                              20,800          228
#*  Shui On Land, Ltd. Rights 05/13/13                   4,123,568      430,415
                                                                   ------------
TOTAL CHINA                                                             430,643
                                                                   ------------
MALAYSIA -- (0.0%)
*   Mah Sing Group Bhd Rights 03/18/18                     262,095       34,889
*   Notion VTEC Bhd Rights 05/02/17                         33,708        1,274
                                                                   ------------
TOTAL MALAYSIA                                                           36,163
                                                                   ------------
POLAND -- (0.0%)
*   Polimex-Mostostal SA Rights                          2,510,058           --
                                                                   ------------
SOUTH KOREA -- (0.0%)
*   Fine Technix Co., Ltd Rights 05/09/13                    5,707        3,990
*   Green Cross Corp. Rights 05/31/13                        1,134       32,437
*   Korea Circuit Co., Ltd. Rights 05/29/13                 10,885       56,834
                                                                   ------------
TOTAL SOUTH KOREA                                                        93,261
                                                                   ------------
THAILAND -- (0.0%)
*   G J Steel PCL Rights 02/07/20                        5,733,585       78,141
*   LH Financial Group PCL Rights 05/23/13                  78,827        1,236
*   Loxley PCL Rights 04/21/16                              45,433           --
*   Nation Multimedia Group PCL Rights 06/14/13            238,600       27,640
*   Thoresen Thai Agencies PCL Rights 09/12/15             175,626       40,092
*   Tisco Financial Group PCL Rights 06/26/13              137,650      145,388
                                                                   ------------
TOTAL THAILAND                                                          292,497
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                   852,593
                                                                   ------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                      SHARES/
                                                    FACE AMOUNT
                                                       (000)        VALUE+
                                                    ----------- ---------------
SECURITIES LENDING COLLATERAL -- (7.8%)
(S)@  DFA Short Term Investment Fund                 79,256,698 $   917,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $18,991,636 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $19,410,231) to be repurchased at
        $19,029,723                                 $    19,030      19,029,638
                                                                ---------------
TOTAL SECURITIES LENDING COLLATERAL                                 936,029,638
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $10,726,156,039)            $12,042,568,877
                                                                ===============

                        THE U.S. LARGE CAP VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                        SHARES       VALUE+
                                                      ---------- --------------
COMMON STOCKS -- (96.2%)

Consumer Discretionary -- (12.9%)
#   Autoliv, Inc.                                         39,769 $    3,039,147
#   Best Buy Co., Inc.                                    18,980        493,290
    Carnival Corp.                                     2,385,423     82,320,948
    CBS Corp. Class A                                      7,236        331,698
    CBS Corp. Class B                                     36,528      1,672,252
    Comcast Corp. Class A                             10,008,890    413,367,157
    Comcast Corp. Special Class A                      3,843,964    151,029,346
    Dillard's, Inc. Class A                              112,692      9,286,948
#   DR Horton, Inc.                                      782,660     20,411,773
#   GameStop Corp. Class A                               598,147     20,875,330
#   Gannett Co., Inc.                                    236,540      4,768,646
#*  General Motors Co.                                 2,302,737     71,016,409
#*  Hyatt Hotels Corp. Class A                            26,622      1,136,227
#   JC Penney Co., Inc.                                1,068,585     17,546,166
    Johnson Controls, Inc.                               168,677      5,905,382
#   Kohl's Corp.                                          38,274      1,801,174
#   Lear Corp.                                            53,423      3,086,781
#   Lennar Corp. Class A                                 565,943     23,328,170
    Lennar Corp. Class B                                   4,312        140,614
*   Liberty Interactive Corp. Class A                  2,586,058     55,057,175
*   Liberty Ventures Series A                            122,067      8,968,263
*   Madison Square Garden Co. (The) Class A                5,030        303,158
#*  MGM Resorts International                          2,389,018     33,732,934
*   Mohawk Industries, Inc.                              365,371     40,512,336
#   News Corp. Class A                                 2,241,856     69,430,280
#   News Corp. Class B                                 1,484,251     46,189,891
#*  Orchard Supply Hardware Stores Corp. Class A          19,473         38,557
#*  Penn National Gaming, Inc.                           286,620     16,781,601
    Royal Caribbean Cruises, Ltd.                      1,043,290     38,111,384
#   Sears Canada, Inc.                                   188,040      1,761,747
#*  Sears Holdings Corp.                                 530,407     27,231,095
    Service Corp. International/US                       219,283      3,701,497
#   Staples, Inc.                                      1,175,834     15,568,042
    Time Warner Cable, Inc.                            1,921,256    180,386,726
    Time Warner, Inc.                                  4,853,977    290,170,745
#*  Toll Brothers, Inc.                                  329,804     11,315,575
*   TRW Automotive Holdings Corp.                         18,951      1,138,387
#   Washington Post Co. (The) Class B                     32,261     14,302,592
    Whirlpool Corp.                                      219,325     25,064,461
    Wyndham Worldwide Corp.                              202,234     12,150,219
                                                                 --------------
Total Consumer Discretionary                                      1,723,474,123
                                                                 --------------
Consumer Staples -- (7.4%)
    Archer-Daniels-Midland Co.                         3,155,848    107,109,481
    Beam, Inc.                                            69,924      4,524,782
    Bunge, Ltd.                                          553,069     39,937,113
*   Constellation Brands, Inc. Class A                   933,566     46,071,482
*   Constellation Brands, Inc. Class B                       153          7,491
    CVS Caremark Corp.                                 6,004,478    349,340,530
    JM Smucker Co. (The)                                 539,640     55,707,037
    Kraft Foods Group, Inc.                              789,819     40,667,780

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Consumer Staples -- (Continued)
    Molson Coors Brewing Co. Class B                     763,563 $   39,399,851
    Mondelez International, Inc. Class A               7,330,703    230,550,609
#   Safeway, Inc.                                      1,082,518     24,378,305
*   Smithfield Foods, Inc.                               756,389     19,363,559
    Tyson Foods, Inc. Class A                          1,426,374     35,131,592
#   Walgreen Co.                                          15,467        765,771
                                                                 --------------
Total Consumer Staples                                              992,955,383
                                                                 --------------
Energy -- (19.5%)
    Anadarko Petroleum Corp.                           2,478,744    210,098,341
    Apache Corp.                                       1,208,836     89,308,804
#*  Atwood Oceanics, Inc.                                  4,143        203,214
    Baker Hughes, Inc.                                   699,019     31,728,472
#   Chesapeake Energy Corp.                            3,251,150     63,527,471
    Chevron Corp.                                      3,863,466    471,381,487
    Cimarex Energy Co.                                    44,015      3,221,018
    ConocoPhillips                                     5,899,107    356,601,018
*   Denbury Resources, Inc.                            1,418,579     25,378,378
#   Devon Energy Corp.                                 1,094,855     60,282,716
    EOG Resources, Inc.                                  179,823     21,787,355
#   Helmerich & Payne, Inc.                              513,387     30,094,746
#   Hess Corp.                                         1,567,373    113,132,983
    HollyFrontier Corp.                                  247,434     12,235,611
    Marathon Oil Corp.                                 3,447,108    112,617,018
    Marathon Petroleum Corp.                           1,791,952    140,417,359
#   Murphy Oil Corp.                                     728,510     45,233,186
    Nabors Industries, Ltd.                            1,355,841     20,052,888
    National Oilwell Varco, Inc.                       1,661,481    108,361,791
*   Newfield Exploration Co.                              13,842        301,617
    Noble Corp.                                          563,513     21,131,738
#   Noble Energy, Inc.                                    42,446      4,808,707
    Occidental Petroleum Corp.                         1,349,242    120,433,341
    Patterson-UTI Energy, Inc.                           732,485     15,448,109
    Peabody Energy Corp.                                  99,715      2,000,283
    Phillips 66                                        2,926,797    178,388,277
    Pioneer Natural Resources Co.                        331,087     40,468,764
*   Plains Exploration & Production Co.                  664,529     30,036,711
    QEP Resources, Inc.                                  436,302     12,526,230
*   Rowan Cos. P.L.C. Class A                            595,894     19,384,432
*   Superior Energy Services, Inc.                        53,220      1,468,340
    Tesoro Corp.                                         605,336     32,324,942
#   Tidewater, Inc.                                      227,025     11,907,461
*   Transocean, Ltd.                                   1,261,179     64,912,883
    Valero Energy Corp.                                2,806,975    113,177,232
*   Weatherford International, Ltd.                    1,009,406     12,910,303
*   Whiting Petroleum Corp.                              151,243      6,730,314
                                                                 --------------
Total Energy                                                      2,604,023,540
                                                                 --------------
Financials -- (23.1%)
    Allied World Assurance Co. Holdings AG               188,355     17,104,518
    Allstate Corp. (The)                                 788,418     38,837,471
    Alterra Capital Holdings, Ltd.                        27,565        897,241

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                        SHARES       VALUE+
                                                      ---------- --------------
Financials -- (Continued)
*   American Capital, Ltd.                               802,500 $   12,141,825
    American Financial Group, Inc.                       491,543     23,726,781
*   American International Group, Inc.                 6,622,622    274,309,003
    American National Insurance Co.                       70,315      6,611,719
    Assurant, Inc.                                       396,269     18,838,628
    Assured Guaranty, Ltd.                                29,746        613,660
    Axis Capital Holdings, Ltd.                          613,817     27,394,653
#   Bank of America Corp.                             38,925,898    479,177,804
#   Bank of New York Mellon Corp. (The)                3,040,229     85,795,262
    Capital One Financial Corp.                        1,100,720     63,599,602
*   CIT Group, Inc.                                       84,121      3,575,984
    Citigroup, Inc.                                   10,372,454    483,978,704
#   CME Group, Inc.                                    1,599,345     97,336,137
    CNA Financial Corp.                                  666,819     22,478,468
#   Comerica, Inc.                                         5,333        193,321
*   E*TRADE Financial Corp.                               76,389        786,043
    Everest Re Group, Ltd.                               189,760     25,615,702
#   First Niagara Financial Group, Inc.                   53,740        511,067
*   Genworth Financial, Inc. Class A                   2,390,330     23,975,010
    Goldman Sachs Group, Inc. (The)                      786,395    114,868,718
    Hartford Financial Services Group, Inc.            2,129,813     59,826,447
    Hudson City Bancorp, Inc.                             74,986        623,134
#   JPMorgan Chase & Co.                               3,775,507    185,037,598
#   KeyCorp                                            3,863,464     38,518,736
#   Legg Mason, Inc.                                     659,937     21,025,593
#   Lincoln National Corp.                             1,442,787     49,069,186
    Loews Corp.                                        2,050,343     91,588,822
    MetLife, Inc.                                      4,759,859    185,586,902
    Morgan Stanley                                     6,429,315    142,409,327
    NASDAQ OMX Group, Inc. (The)                         815,514     24,041,353
#   NYSE Euronext                                         89,026      3,455,099
    Old Republic International Corp.                   1,267,693     17,113,855
    PartnerRe, Ltd.                                      193,939     18,296,205
#   People's United Financial, Inc.                      136,346      1,794,313
#   PNC Financial Services Group, Inc. (The)              58,440      3,966,907
#   Principal Financial Group, Inc.                      472,548     17,058,983
    Prudential Financial, Inc.                         2,287,609    138,217,336
    Regions Financial Corp.                            5,736,388     48,701,934
    Reinsurance Group of America, Inc.                   363,743     22,752,125
#   SunTrust Banks, Inc.                               2,564,707     75,017,680
    Unum Group                                         1,374,339     38,330,315
    Validus Holdings, Ltd.                               162,943      6,291,229
#   XL Group P.L.C.                                    1,435,288     44,694,868
    Zions BanCorp.                                       777,171     19,133,950
                                                                 --------------
Total Financials                                                  3,074,919,218
                                                                 --------------
Health Care -- (7.5%)
#   Aetna, Inc.                                        1,693,713     97,286,875
*   Bio-Rad Laboratories, Inc. Class A                     1,222        146,334
*   Boston Scientific Corp.                            6,689,559     50,104,797
*   CareFusion Corp.                                     917,825     30,692,068
    Cigna Corp.                                          360,321     23,842,440
    Community Health Systems, Inc.                         7,703        351,026

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                          SHARES      VALUE+
                                                        ---------- ------------
Health Care -- (Continued)
    Coventry Health Care, Inc.                             670,877 $ 33,241,955
*   Forest Laboratories, Inc.                              419,797   15,704,606
*   Hologic, Inc.                                        1,229,548   25,045,893
#*  Hospira, Inc.                                           23,305      771,862
    Humana, Inc.                                           698,778   51,786,437
*   Life Technologies Corp.                                112,073    8,258,659
    Omnicare, Inc.                                         574,710   25,155,057
    PerkinElmer, Inc.                                      288,919    8,855,367
    Pfizer, Inc.                                         9,837,358  285,971,997
#   Teleflex, Inc.                                          91,713    7,165,537
    Thermo Fisher Scientific, Inc.                       1,932,026  155,875,858
    UnitedHealth Group, Inc.                               741,485   44,437,196
    Universal Health Services, Inc. Class B                  8,413      560,222
#   WellPoint, Inc.                                      1,824,634  133,052,311
                                                                   ------------
Total Health Care                                                   998,306,497
                                                                   ------------
Industrials -- (12.0%)
    ADT Corp. (The)                                        686,732   29,968,984
*   AECOM Technology Corp.                                   9,284      269,886
#   AGCO Corp.                                             253,578   13,503,028
    CNH Global NV                                            6,633      272,815
    CSX Corp.                                            5,517,066  135,664,653
    Eaton Corp. P.L.C.                                     692,188   42,507,265
#*  Engility Holdings, Inc.                                 65,200    1,562,192
    FedEx Corp.                                            173,312   16,293,061
#*  Fortune Brands Home & Security, Inc.                   699,657   25,460,518
    General Dynamics Corp.                                 235,904   17,447,460
#   General Electric Co.                                19,480,526  434,220,925
#*  Hertz Global Holdings, Inc.                          1,017,021   24,489,866
#   Ingersoll-Rand P.L.C.                                  235,365   12,662,637
#*  Jacobs Engineering Group, Inc.                          98,508    4,972,684
    KBR, Inc.                                               40,646    1,222,632
#   Kennametal, Inc.                                        20,362      814,276
#   L-3 Communications Holdings, Inc.                      407,736   33,128,550
    Manpowergroup, Inc.                                     15,678      833,442
    Norfolk Southern Corp.                               1,681,939  130,215,717
#   Northrop Grumman Corp.                               1,364,645  103,358,212
*   Owens Corning                                          579,048   24,354,759
    Pentair, Ltd.                                          486,116   26,420,405
*   Quanta Services, Inc.                                  554,686   15,242,771
#   Regal-Beloit Corp.                                       6,550      514,961
#   Republic Services, Inc.                              1,124,706   38,329,980
    Southwest Airlines Co.                               3,905,821   53,509,748
    SPX Corp.                                               22,870    1,704,044
    Stanley Black & Decker, Inc.                           551,768   41,277,764
    Trinity Industries, Inc.                                16,136      681,101
    Triumph Group, Inc.                                     82,311    6,576,649
    Tyco International, Ltd.                               749,272   24,066,617
    Union Pacific Corp.                                  2,173,679  321,617,545
#*  United Rentals, Inc.                                    59,353    3,122,561
    URS Corp.                                              378,541   16,625,521
    Waste Connections, Inc.                                  8,626      327,357

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Industrials -- (Continued)
#*  WESCO International, Inc.                              7,079 $      507,493
                                                                 --------------
Total Industrials                                                 1,603,748,079
                                                                 --------------
Information Technology -- (4.7%)
    Activision Blizzard, Inc.                          2,620,144     39,171,153
    AOL, Inc.                                             60,911      2,353,601
*   Arrow Electronics, Inc.                              568,882     22,317,241
*   Avnet, Inc.                                          711,662     23,306,930
*   Brocade Communications Systems, Inc.                 363,088      2,113,172
    Computer Sciences Corp.                              783,742     36,718,313
    Corning, Inc.                                      3,856,600     55,920,700
    Fidelity National Information Services, Inc.       1,328,465     55,861,953
#*  First Solar, Inc.                                     12,149        565,657
#   Hewlett-Packard Co.                                5,006,539    103,134,703
    IAC/InterActiveCorp                                  271,160     12,763,501
*   Ingram Micro, Inc. Class A                           741,670     13,209,143
#   Jabil Circuit, Inc.                                    8,210        146,138
*   Juniper Networks, Inc.                               547,475      9,060,711
#*  Lam Research Corp.                                   115,753      5,350,104
    Marvell Technology Group, Ltd.                       150,218      1,616,346
*   Micron Technology, Inc.                            3,654,213     34,422,686
#   Molex, Inc.                                           12,162        335,306
    Molex, Inc. Class A                                    1,663         38,765
#   NVIDIA Corp.                                         229,588      3,161,427
#   SAIC, Inc.                                           146,538      2,189,278
#*  SanDisk Corp.                                        139,356      7,307,829
    TE Connectivity, Ltd.                                 16,236        707,078
    Western Digital Corp.                                902,209     49,874,113
    Xerox Corp.                                        5,490,094     47,105,007
*   Yahoo!, Inc.                                       4,116,468    101,800,254
                                                                 --------------
Total Information Technology                                        630,551,109
                                                                 --------------
Materials -- (3.3%)
#   Alcoa, Inc.                                        5,212,834     44,309,089
    Ashland, Inc.                                        376,837     32,110,281
#   Cliffs Natural Resources, Inc.                       147,736      3,152,686
    Cytec Industries, Inc.                                69,176      5,040,163
    Domtar Corp.                                         164,843     11,458,237
    Dow Chemical Co. (The)                               242,048      8,207,848
#   Freeport-McMoRan Copper & Gold, Inc.               2,348,639     71,469,085
    International Paper Co.                            2,224,458    104,505,037
    MeadWestvaco Corp.                                   848,260     29,248,005
#   Mosaic Co. (The)                                     217,589     13,401,307
#   Newmont Mining Corp.                                 381,443     12,358,753
    Nucor Corp.                                          591,895     25,818,460
    Reliance Steel & Aluminum Co.                        363,907     23,679,428
    Rock Tenn Co. Class A                                 91,221      9,134,871
    Sealed Air Corp.                                     311,965      6,900,666
    Steel Dynamics, Inc.                                 893,527     13,438,646
    Vulcan Materials Co.                                 576,439     28,752,777

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                      SHARES        VALUE+
                                                     ---------- ---------------
Materials -- (Continued)
      Westlake Chemical Corp.                             2,222 $       184,737
                                                                ---------------
Total Materials                                                     443,170,076
                                                                ---------------

Telecommunication Services -- (5.4%)
      AT&T, Inc.                                     13,051,893     488,923,912
#     CenturyLink, Inc.                               2,353,137      88,407,357
#     Frontier Communications Corp.                   1,836,528       7,639,956
*     MetroPCS Communications, Inc.                   1,453,136      17,205,130
*     Sprint Nextel Corp.                            13,961,200      98,426,460
      Telephone & Data Systems, Inc.                    402,224       9,025,907
#*    United States Cellular Corp.                      261,250      10,042,450
#     Windstream Corp.                                   46,951         400,023
                                                                ---------------
Total Telecommunication Services                                    720,071,195
                                                                ---------------

Utilities -- (0.4%)
      NRG Energy, Inc.                                1,633,752      45,532,668
      UGI Corp.                                          21,172         867,629
                                                                ---------------
Total Utilities                                                      46,400,297
                                                                ---------------
TOTAL COMMON STOCKS                                              12,837,619,517
                                                                ---------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves     37,139,776      37,139,776
                                                                ---------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)
                                                     ----------
SECURITIES LENDING COLLATERAL -- (3.5%)
(S)@  DFA Short Term Investment Fund                 40,224,004     465,391,729
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $9,150,048,349)             $13,340,151,022
                                                                ===============

                      THE DFA INTERNATIONAL VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                          SHARES     VALUE++
                                                         --------- ------------
COMMON STOCKS -- (88.0%)

AUSTRALIA -- (5.0%)
#*  Alumina, Ltd.                                        3,614,178 $  3,614,159
#*  Alumina, Ltd. Sponsored ADR                            172,484      689,936
#   Amcor, Ltd. Sponsored ADR                               39,142    1,602,865
    Asciano, Ltd.                                        2,038,775   11,421,707
    Atlas Iron, Ltd.                                        63,084       54,872
    Bank of Queensland, Ltd.                               605,906    6,307,770
#   Bendigo and Adelaide Bank, Ltd.                        903,546   10,369,990
#*  BlueScope Steel, Ltd.                                  478,016    2,461,412
#   Boral, Ltd.                                          1,608,469    8,348,882
    Caltex Australia, Ltd.                                 341,805    7,635,279
#   Downer EDI, Ltd.                                       328,846    1,676,477
    Echo Entertainment Group, Ltd.                       1,832,302    6,876,616
    GrainCorp, Ltd. Class A                                745,945    9,910,648
#   Harvey Norman Holdings, Ltd.                           991,617    3,087,085
    Incitec Pivot, Ltd.                                  4,149,937   12,452,087
    Insurance Australia Group, Ltd.                      1,103,362    6,661,646
    Lend Lease Group                                       805,101    8,998,607
    Macquarie Group, Ltd.                                  735,198   29,909,110
    National Australia Bank, Ltd.                          767,550   27,085,216
    New Hope Corp., Ltd.                                    58,484      226,988
    Newcrest Mining, Ltd.                                  551,252    9,657,055
    Origin Energy, Ltd.                                  2,528,225   32,367,292
    OZ Minerals, Ltd.                                      498,564    2,234,650
#   Primary Health Care, Ltd.                              417,406    2,281,258
*   Qantas Airways, Ltd.                                 2,850,317    5,617,352
#   QBE Insurance Group, Ltd.                              298,674    4,145,281
#   Rio Tinto, Ltd.                                        120,548    7,015,621
    Santos, Ltd.                                         2,166,939   27,834,468
    Seven Group Holdings, Ltd.                             361,999    3,490,778
    Seven West Media, Ltd.                                  46,084       95,635
#   Sims Metal Management, Ltd.                            209,772    2,104,346
#   Sims Metal Management, Ltd. Sponsored ADR              124,013    1,238,890
    Suncorp Group, Ltd.                                  3,736,013   50,317,710
    Tabcorp Holdings, Ltd.                               1,777,555    6,362,926
    Tatts Group, Ltd.                                    3,356,237   11,381,702
#   Toll Holdings, Ltd.                                  1,325,037    7,838,862
    Treasury Wine Estates, Ltd.                          1,144,329    6,935,703
    Washington H Soul Pattinson & Co., Ltd.                113,801    1,713,518
    Wesfarmers, Ltd.                                     2,584,670  116,279,925
                                                                   ------------
TOTAL AUSTRALIA                                                     458,304,324
                                                                   ------------
AUSTRIA -- (0.2%)
*   Erste Group Bank AG                                    342,508   10,735,458
    OMV AG                                                 210,056    9,867,296
#   Raiffeisen Bank International AG                        57,158    2,017,680
                                                                   ------------
TOTAL AUSTRIA                                                        22,620,434
                                                                   ------------
BELGIUM -- (1.1%)
#   Ageas                                                  508,017   18,605,226
#   Belgacom SA                                             52,454    1,207,646

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
BELGIUM -- (Continued)
    D'ieteren SA                                              1,857 $    85,550
    Delhaize Group SA                                       235,124  14,712,498
#   Delhaize Group SA Sponsored ADR                          52,900   3,306,779
    KBC Groep NV                                            393,886  15,417,064
    Solvay SA                                               180,191  26,400,161
#   UCB SA                                                  292,847  17,283,322
                                                                    -----------
TOTAL BELGIUM                                                        97,018,246
                                                                    -----------

CANADA -- (8.7%)
    Aimia, Inc.                                             183,964   2,903,397
    Astral Media, Inc. Class A                               37,438   1,820,896
#   AuRico Gold, Inc.                                       404,755   2,092,583
    Barrick Gold Corp.                                    1,551,822  30,586,412
#   Bell Aliant, Inc.                                       162,757   4,352,249
    Bonavista Energy Corp.                                   21,258     336,558
    Cameco Corp. (13321L108)                                112,600   2,196,826
    Cameco Corp. (2166160)                                  506,586   9,875,775
    Canadian Natural Resources, Ltd. (136385101)            600,503  17,618,758
    Canadian Natural Resources, Ltd. (2171573)            1,849,320  54,243,293
#   Canadian Tire Corp., Ltd. Class A                       214,347  15,786,935
    Centerra Gold, Inc.                                      19,843      82,921
#   Crescent Point Energy Corp.                             203,430   7,770,099
    Eldorado Gold Corp. (284902103)                         109,318     865,799
    Eldorado Gold Corp. (2307873)                           175,726   1,390,179
    Empire Co., Ltd.                                         65,500   4,453,571
#   Enerplus Corp.                                          395,129   5,577,184
    Ensign Energy Services, Inc.                            452,198   7,612,564
    Fairfax Financial Holdings, Ltd.                         54,622  21,912,235
    First Quantum Minerals, Ltd.                            388,324   6,780,104
    Genworth MI Canada, Inc.                                 84,524   2,101,669
#   George Weston, Ltd.                                     132,852  10,234,397
    Goldcorp, Inc. (2676302)                              1,686,234  49,911,656
    Goldcorp, Inc. (380956409)                               23,874     706,193
#   Husky Energy, Inc.                                      839,318  24,260,202
    IAMGOLD Corp. (450913108)                               573,940   3,082,058
    IAMGOLD Corp. (2446646)                                 231,424   1,242,745
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                  168,485   6,224,638
    Kinross Gold Corp.                                    2,678,826  14,598,000
#   Loblaw Cos., Ltd.                                       221,495   9,398,890
#*  Lundin Mining Corp.                                   1,008,210   3,962,987
    Magna International, Inc.                               583,936  35,124,842
#   Manulife Financial Corp.                              4,587,163  67,797,764
*   Osisko Mining Corp.                                       6,000      25,311
    Pacific Rubiales Energy Corp.                            99,193   2,097,187
#   Pan American Silver Corp. (697900108)                   118,576   1,565,203
    Pan American Silver Corp. (2669272)                     131,923   1,735,054
#   Pengrowth Energy Corp.                                  689,605   3,518,358
#   Penn West Petroleum, Ltd.                             1,011,032   9,333,066
#   PetroBakken Energy, Ltd.                                 62,701     535,241
    Precision Drilling Corp.                                706,616   5,730,362
#   Progressive Waste Solutions, Ltd.                       122,391   2,727,359
    Quebecor, Inc. Class B                                   72,190   3,360,674

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
#*  Research In Motion, Ltd. (760975102)                   477,288 $  7,775,022
#*  Research In Motion, Ltd. (2117265)                     435,600    7,134,250
#   Sun Life Financial, Inc.                             1,565,269   44,155,983
    Suncor Energy, Inc.                                  3,750,370  116,928,008
#   Talisman Energy, Inc.                                2,444,889   29,315,856
    Teck Resources, Ltd. Class A                             4,115      116,369
#   Teck Resources, Ltd. Class B                         1,483,730   39,469,913
#   Thomson Reuters Corp.                                1,832,184   61,378,937
#   TransAlta Corp.                                        602,148    8,851,866
    Trican Well Service, Ltd.                                6,065       79,225
*   Turquoise Hill Resources, Ltd. (900435108)              63,691      447,748
#*  Turquoise Hill Resources, Ltd. (B7WJ1F5)               136,558      962,392
#*  Uranium One, Inc.                                      632,800    1,758,737
#   West Fraser Timber Co., Ltd.                            61,827    5,398,087
    Westjet Airlines, Ltd.                                   1,000       24,557
    Yamana Gold, Inc.                                    1,425,140   17,640,077
                                                                   ------------
TOTAL CANADA                                                        798,969,221
                                                                   ------------
DENMARK -- (1.2%)
    AP Moeller - Maersk A.S. Class A                           900    6,160,119
    AP Moeller - Maersk A.S. Class B                         3,855   27,451,437
    Carlsberg A.S. Class B                                 334,440   31,092,326
*   Danske Bank A.S.                                     1,678,386   31,783,282
#   FLSmidth & Co. A.S.                                     23,118    1,347,391
    H Lundbeck A.S.                                        135,698    2,717,161
    Rockwool International A.S. Class A                         62        8,161
    Rockwool International A.S. Class B                      1,631      215,843
    TDC A.S.                                             1,008,307    8,182,438
                                                                   ------------
TOTAL DENMARK                                                       108,958,158
                                                                   ------------
FINLAND -- (0.5%)
    Kesko Oyj Class A                                          662       21,053
#   Kesko Oyj Class B                                      138,917    4,170,899
    Neste Oil Oyj                                           69,191    1,080,474
#   Nokia Oyj                                            4,254,629   14,294,215
#   Sampo Class A                                           67,852    2,715,090
#   Stora Enso Oyj Class R                               1,455,180   10,148,434
    Stora Enso Oyj Sponsored ADR                            91,500      629,520
#   UPM-Kymmene Oyj                                      1,403,467   14,775,268
    UPM-Kymmene Oyj Sponsored ADR                           69,300      723,492
                                                                   ------------
TOTAL FINLAND                                                        48,558,445
                                                                   ------------
FRANCE -- (8.2%)
    Arkema SA                                               42,863    4,018,313
#   AXA SA                                               4,004,754   74,995,536
    AXA SA Sponsored ADR                                   140,900    2,627,785
    BNP Paribas SA                                       1,973,903  110,060,678
    Bollore SA                                              22,288    9,395,576
#   Bouygues SA                                            305,569    8,538,477
    Cap Gemini SA                                          324,351   14,954,567
#   Casino Guichard Perrachon SA                           142,758   15,441,268

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
FRANCE -- (Continued)
    Cie de St-Gobain                                     1,039,077 $ 41,613,919
*   Cie Generale de Geophysique - Veritas                  304,853    6,594,771
    Cie Generale de Geophysique - Veritas Sponsored ADR    141,089    3,012,250
    Cie Generale des Etablissements Michelin               349,857   29,584,587
#   Ciments Francais SA                                     26,702    1,458,417
#   CNP Assurances                                         345,228    4,893,046
*   Credit Agricole SA                                   2,838,495   26,002,533
#   Eiffage SA                                              31,691    1,405,439
    Electricite de France SA                               498,285   11,155,529
    Eramet                                                   5,005      537,156
    France Telecom SA                                    3,875,091   41,383,566
#   GDF Suez                                             3,247,971   69,637,459
    Groupe Eurotunnel SA                                   746,306    6,252,726
    Lafarge SA                                             505,082   32,697,554
    Lagardere SCA                                          243,906    9,065,494
    Natixis                                              2,034,211    8,916,932
    Renault SA                                             500,585   34,547,781
    Rexel SA                                               254,866    5,613,390
#   SCOR SE                                                195,156    5,922,920
*   Societe Generale SA                                  1,823,515   66,242,789
    STMicroelectronics NV                                1,542,301   13,419,528
    Thales SA                                               27,549    1,197,053
    Vallourec SA                                            52,828    2,535,496
    Vivendi SA                                           3,686,124   83,497,667
                                                                   ------------
TOTAL FRANCE                                                        747,220,202
                                                                   ------------
GERMANY -- (7.4%)
#   Allianz SE                                             517,629   76,567,951
#   Allianz SE ADR                                       2,811,910   41,475,672
    Bayerische Motoren Werke AG                            663,299   61,335,322
#   Celesio AG                                             108,168    2,141,829
#*  Commerzbank AG                                         662,633    8,943,427
    Daimler AG                                           2,088,586  115,801,750
#   Deutsche Bank AG (D18190898)                           511,964   23,575,942
    Deutsche Bank AG (5750355)                           1,538,807   70,835,958
    Deutsche Lufthansa AG                                  464,311    9,296,617
    Deutsche Telekom AG                                  2,858,403   33,855,333
#   Deutsche Telekom AG Sponsored ADR                    3,099,741   36,886,918
#   E.ON SE                                              3,592,972   65,250,322
    Fraport AG Frankfurt Airport Services Worldwide         37,336    2,233,881
    GEA Group AG                                             4,719      159,907
    Hannover Rueckversicherung SE                              870       73,607
#   HeidelbergCement AG                                    243,824   17,601,265
*   Hochtief AG                                              8,149      566,975
    Metro AG                                                29,254      913,696
#   Muenchener Rueckversicherungs AG                       395,244   79,169,861
    RWE AG                                                 392,339   14,139,610
    SCA Hygiene Products SE                                  3,195    2,064,289
    Volkswagen AG                                           62,518   12,180,889
#   Wacker Chemie AG                                         1,454      111,281
                                                                   ------------
TOTAL GERMANY                                                       675,182,302
                                                                   ------------

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
GREECE -- (0.0%)
    Hellenic Petroleum SA                                  334,517 $  3,700,488
*   National Bank of Greece SA                             210,246      180,792
                                                                   ------------
TOTAL GREECE                                                          3,881,280
                                                                   ------------
HONG KONG -- (2.1%)
    Cathay Pacific Airways, Ltd.                         2,051,000    3,615,118
    Cheung Kong Holdings, Ltd.                             750,000   11,338,166
#*  Foxconn International Holdings, Ltd.                 3,787,000    1,464,308
    Great Eagle Holdings, Ltd.                             860,324    3,641,347
    Hang Lung Group, Ltd.                                   43,000      253,842
    Henderson Land Development Co., Ltd.                 3,364,064   24,476,669
    Hongkong & Shanghai Hotels (The)                     1,903,131    3,096,256
    Hopewell Holdings, Ltd.                              1,244,169    4,799,798
    Hutchison Whampoa, Ltd.                              5,818,000   63,182,649
    Kerry Properties, Ltd.                                 574,500    2,614,153
    Kowloon Development Co., Ltd.                          202,000      266,448
    New World Development Co., Ltd.                      8,740,122   15,210,832
    Orient Overseas International, Ltd.                    488,000    2,904,692
    Wharf Holdings, Ltd.                                 4,047,990   36,209,246
    Wheelock & Co., Ltd.                                 3,482,000   19,470,926
                                                                   ------------
TOTAL HONG KONG                                                     192,544,450
                                                                   ------------
IRELAND -- (0.1%)
*   Bank of Ireland                                      1,963,417      437,432
    CRH P.L.C.                                             355,614    7,657,655
    CRH P.L.C. Sponsored ADR                               240,995    5,183,802
                                                                   ------------
TOTAL IRELAND                                                        13,278,889
                                                                   ------------
ISRAEL -- (0.3%)
*   Bank Hapoalim BM                                     2,961,906   13,778,060
*   Bank Leumi Le-Israel BM                              2,937,459   10,440,958
    Elbit Systems, Ltd.                                      2,644      110,364
    Israel Chemicals, Ltd.                                 377,816    4,502,242
*   Israel Discount Bank, Ltd. Class A                     381,656      641,639
*   NICE Systems, Ltd. Sponsored ADR                        63,823    2,263,802
                                                                   ------------
TOTAL ISRAEL                                                         31,737,065
                                                                   ------------
ITALY -- (1.1%)
#*  Banca Monte dei Paschi di Siena SpA                 12,934,984    3,650,220
#*  Banco Popolare                                       2,933,385    4,237,471
#*  Fiat SpA                                             1,512,718    9,064,853
#*  Finmeccanica SpA                                       995,867    5,187,555
    Intesa Sanpaolo SpA                                  2,159,588    3,922,064
    Parmalat SpA                                           470,471    1,450,971
#   Telecom Italia SpA                                   5,476,933    4,652,108
#   Telecom Italia SpA Sponsored ADR                     1,874,500   15,633,330
*   UniCredit SpA                                        8,189,815   42,805,198
    Unione di Banche Italiane SCPA                       1,854,721    7,756,846
                                                                   ------------
TOTAL ITALY                                                          98,360,616
                                                                   ------------

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (17.8%)
    77 Bank, Ltd. (The)                                     737,372 $ 4,377,663
    Aeon Co., Ltd.                                        1,886,800  26,712,091
    Aisin Seiki Co., Ltd.                                   131,900   4,761,165
#   Alfresa Holdings Corp.                                   85,700   5,098,611
    Amada Co., Ltd.                                         821,000   6,587,916
    Aoyama Trading Co., Ltd.                                  1,000      29,924
    Asahi Glass Co., Ltd.                                 1,910,000  15,007,277
    Asahi Kasei Corp.                                     2,700,000  18,150,345
    Asatsu-DK, Inc.                                          32,500     832,523
#   Autobacs Seven Co., Ltd.                                214,800   3,619,702
    Awa Bank, Ltd. (The)                                     65,600     387,882
#   Azbil Corp.                                              23,600     509,596
    Bank of Kyoto, Ltd. (The)                               709,400   7,463,737
    Bank of Yokohama, Ltd. (The)                          1,939,000  11,796,405
    Canon Marketing Japan, Inc.                             124,900   1,819,298
    Chiba Bank, Ltd. (The)                                1,189,000   9,232,166
    Chugoku Bank, Ltd. (The)                                391,800   6,831,403
    Citizen Holdings Co., Ltd.                              511,000   3,023,069
    Coca-Cola West Co., Ltd.                                109,007   2,027,413
    COMSYS Holdings Corp.                                   151,700   2,008,906
*   Cosmo Oil Co., Ltd.                                   1,212,364   2,895,488
    Dai Nippon Printing Co., Ltd.                         1,815,000  17,771,829
    Daicel Corp.                                            515,000   4,156,466
#   Daido Steel Co., Ltd.                                   437,000   2,381,814
    Denki Kagaku Kogyo KK                                   456,000   1,668,248
#   Ebara Corp.                                             413,000   1,734,107
    Fuji Media Holdings, Inc.                                 1,128   2,451,742
    FUJIFILM Holdings Corp.                               1,327,000  27,261,255
    Fujitsu, Ltd.                                         3,968,000  16,665,909
    Fukuoka Financial Group, Inc.                         1,800,000   9,208,291
#   Fukuyama Transporting Co., Ltd.                          75,000     418,809
#   Furukawa Electric Co., Ltd.                             633,000   1,601,855
    Glory, Ltd.                                             119,600   3,286,539
#   Gunma Bank, Ltd. (The)                                  921,397   5,861,718
    H2O Retailing Corp.                                     198,000   2,206,249
    Hachijuni Bank, Ltd. (The)                              993,231   6,762,291
    Hakuhodo DY Holdings, Inc.                               39,920   3,289,947
    Hankyu Hanshin Holdings, Inc.                           582,000   3,768,592
    Higo Bank, Ltd. (The)                                   282,000   1,912,302
#   Hiroshima Bank, Ltd. (The)                              621,000   3,273,660
#   Hitachi Capital Corp.                                   105,100   2,620,269
    Hitachi Chemical Co., Ltd.                               54,800     859,080
#   Hitachi High-Technologies Corp.                         139,900   3,494,878
    Hitachi Transport System, Ltd.                           94,400   1,500,690
    Hokuhoku Financial Group, Inc.                        2,620,000   6,114,002
    House Foods Corp.                                       148,300   2,586,142
    Ibiden Co., Ltd.                                        183,400   3,214,798
    Idemitsu Kosan Co., Ltd.                                 51,124   4,325,092
    Inpex Corp.                                               4,490  21,728,481
    Isetan Mitsukoshi Holdings, Ltd.                        884,200  14,092,266
    ITOCHU Corp.                                            752,200   9,326,860
    Iyo Bank, Ltd. (The)                                    551,000   5,770,960

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
JAPAN -- (Continued)
    J Front Retailing Co., Ltd.                          1,136,000 $  9,543,835
#   JFE Holdings, Inc.                                   1,065,900   23,142,729
    Joyo Bank, Ltd. (The)                                1,376,000    8,458,263
    JTEKT Corp.                                            463,200    4,722,952
    JX Holdings, Inc.                                    5,553,333   30,153,798
    K's Holdings Corp.                                      41,100    1,448,914
    Kagoshima Bank, Ltd. (The)                             358,143    2,622,427
    Kajima Corp.                                         1,544,000    4,930,155
    Kamigumi Co., Ltd.                                     519,000    4,866,527
    Kaneka Corp.                                           653,542    3,937,033
    Kawasaki Kisen Kaisha, Ltd.                            775,000    1,705,260
    Keiyo Bank, Ltd. (The)                                 418,000    2,571,231
    Kewpie Corp.                                            22,100      333,233
    Kinden Corp.                                           285,000    2,079,241
*   Kobe Steel, Ltd.                                     3,785,000    4,943,503
    Konica Minolta, Inc.                                   762,000    5,383,426
    Kurita Water Industries, Ltd.                           13,500      277,140
    Kyocera Corp.                                          318,100   32,357,940
    Kyocera Corp. Sponsored ADR                             13,600    1,379,040
    Kyowa Hakko Kirin Co., Ltd.                            571,000    7,008,719
    Lintec Corp.                                             5,100       92,860
    LIXIL Group Corp.                                      371,200    8,345,075
    Mabuchi Motor Co., Ltd.                                 36,100    1,960,148
    Maeda Road Construction Co., Ltd.                       36,000      544,641
    Marubeni Corp.                                         621,000    4,457,691
    Marui Group Co., Ltd.                                  542,642    6,298,811
#   Maruichi Steel Tube, Ltd.                              104,400    2,640,014
    Medipal Holdings Corp.                                 339,800    5,331,489
    MEIJI Holdings Co., Ltd.                               135,895    6,134,844
    Mitsubishi Chemical Holdings Corp.                   3,885,000   18,947,616
    Mitsubishi Corp.                                     3,047,600   54,863,679
#   Mitsubishi Gas Chemical Co., Inc.                      948,000    7,247,881
    Mitsubishi Heavy Industries, Ltd.                    7,405,000   51,065,254
    Mitsubishi Logistics Corp.                             132,000    2,359,757
    Mitsubishi Materials Corp.                           2,533,000    7,265,674
#   Mitsubishi Tanabe Pharma Corp.                         415,400    6,318,786
    Mitsubishi UFJ Financial Group, Inc.                22,830,706  154,902,674
#   Mitsubishi UFJ Financial Group, Inc. ADR             4,781,372   32,417,702
    Mitsui & Co., Ltd.                                   3,522,000   48,521,389
    Mitsui & Co., Ltd. Sponsored ADR                        11,723    3,206,475
#   Mitsui Chemicals, Inc.                               1,861,800    4,308,639
#   Mitsui Engineering & Shipbuilding Co., Ltd.            620,000    1,147,185
    Mitsui Mining & Smelting Co., Ltd.                      69,030      155,585
#*  Mitsui OSK Lines, Ltd.                               1,596,000    6,646,273
#   Mizuho Financial Group, Inc. ADR                       205,757      905,331
    MS&AD Insurance Group Holdings                         759,753   20,384,681
    Nagase & Co., Ltd.                                     235,889    3,020,124
    Nanto Bank, Ltd. (The)                                 319,000    1,407,630
    NEC Corp.                                            5,425,101   14,093,349
    Nippo Corp.                                             35,000      524,519
    Nippon Electric Glass Co., Ltd.                        642,000    3,276,902
    Nippon Express Co., Ltd.                             1,952,238   10,161,251

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    Nippon Meat Packers, Inc.                               429,536 $ 6,596,338
#*  Nippon Paper Industries Co., Ltd.                       231,700   3,470,570
    Nippon Shokubai Co., Ltd.                               234,000   2,302,303
    Nippon Steel & Sumitomo Metal Corp.                  13,103,940  34,902,008
    Nippon Television Holdings, Inc.                        123,800   2,188,599
#   Nippon Yusen KK                                       3,062,000   7,993,520
    Nishi-Nippon City Bank, Ltd. (The)                    1,412,569   4,712,325
#   Nissan Shatai Co., Ltd.                                 216,000   2,882,140
#   Nisshin Seifun Group, Inc.                              394,500   5,097,045
    Nisshin Steel Holdings Co., Ltd.                        143,100   1,204,273
    Nisshinbo Holdings, Inc.                                305,000   2,215,704
    NOK Corp.                                               144,220   2,079,749
    Nomura Holdings, Inc.                                 7,769,100  63,494,551
#   NTN Corp.                                               339,000     864,507
    NTT DOCOMO, Inc.                                          2,827   4,681,223
    NTT DOCOMO, Inc. Sponsored ADR                            6,118     101,375
    Obayashi Corp.                                        1,650,682  10,156,102
#   Oji Holdings Corp.                                    1,997,000   7,128,077
    Onward Holdings Co., Ltd.                               278,000   2,597,837
    Panasonic Corp.                                       3,358,217  24,202,253
*   Panasonic Corp. Sponsored ADR                           215,674   1,548,539
    Pola Orbis Holdings, Inc.                                23,800     842,833
*   Renesas Electronics Corp.                                 8,300      24,158
    Rengo Co., Ltd.                                         421,000   2,038,247
    Ricoh Co., Ltd.                                       1,666,000  18,537,743
#   Rohm Co., Ltd.                                          230,500   8,148,541
    Sankyo Co., Ltd.                                         74,800   3,409,193
    SBI Holdings, Inc.                                      458,200   8,875,819
#   Seiko Epson Corp.                                        98,600   1,130,384
    Seino Holdings Co., Ltd.                                295,000   2,580,720
    Sekisui Chemical Co., Ltd.                              372,000   4,684,426
#   Sekisui House, Ltd.                                   1,354,000  20,295,558
    Shiga Bank, Ltd. (The)                                  451,185   3,178,028
    Shimadzu Corp.                                          102,000     745,309
#   Shimizu Corp.                                         1,371,000   5,518,016
    Shinsei Bank, Ltd.                                    2,090,000   5,866,005
    Shizuoka Bank, Ltd. (The)                             1,051,000  12,864,645
#   Showa Denko KK                                        2,260,000   3,649,319
    Showa Shell Sekiyu KK                                   263,200   2,112,468
    SKY Perfect JSAT Holdings, Inc.                           3,029   1,523,955
    Sohgo Security Services Co., Ltd.                        82,600   1,320,985
    Sojitz Corp.                                          2,593,100   4,071,378
    Sony Corp.                                              768,200  12,627,664
#   Sony Corp. Sponsored ADR                              1,801,665  29,601,356
    Sumitomo Bakelite Co., Ltd.                             347,000   1,408,154
    Sumitomo Chemical Co., Ltd.                           2,108,000   7,059,015
    Sumitomo Corp.                                        3,241,900  40,585,446
#   Sumitomo Electric Industries, Ltd.                    2,606,700  34,665,615
    Sumitomo Forestry Co., Ltd.                             161,400   1,923,808
    Sumitomo Heavy Industries, Ltd.                         582,000   2,591,497
#   Sumitomo Metal Mining Co., Ltd.                         414,000   5,795,720
    Sumitomo Mitsui Financial Group, Inc.                   872,600  41,245,467

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
JAPAN -- (Continued)
    Sumitomo Mitsui Trust Holdings, Inc.               7,364,629 $   37,010,991
    Sumitomo Osaka Cement Co., Ltd.                      196,000        587,543
#   Suzuken Co. Ltd/Aichi Japan                          149,300      5,813,809
#   Suzuki Motor Corp.                                   519,200     13,341,456
    Taisei Corp.                                       2,110,703      7,049,819
    Taisho Pharmaceutical Holdings Co., Ltd.              59,299      4,396,665
    Takashimaya Co., Ltd.                                615,634      7,277,017
    Takata Corp.                                           2,100         40,400
#   TDK Corp.                                            218,300      7,982,506
#   Teijin, Ltd.                                       1,566,450      3,773,967
    Toho Holdings Co., Ltd.                               12,800        293,629
    Tokai Rika Co., Ltd.                                  61,200      1,240,054
    Tokyo Broadcasting System Holdings, Inc.              85,300      1,350,538
    Toppan Printing Co., Ltd.                          1,312,000      9,996,748
    Toshiba TEC Corp.                                     36,000        212,726
    Tosoh Corp.                                        1,044,000      3,443,315
    Toyo Seikan Group Holdings, Ltd.                     346,349      4,746,470
#   Toyobo Co., Ltd.                                     664,000      1,158,833
    Toyoda Gosei Co., Ltd.                                13,800        358,149
#   Toyota Motor Corp. Sponsored ADR                     329,692     38,343,180
    Toyota Tsusho Corp.                                  434,400     12,098,708
    Ube Industries, Ltd.                               1,332,000      2,693,177
    UNY Group Holdings Co., Ltd.                         393,050      2,797,352
    Ushio, Inc.                                           10,900        111,061
    Wacoal Holdings Corp.                                179,000      1,976,550
#   Yamada Denki Co., Ltd.                               153,000      7,383,542
    Yamaguchi Financial Group, Inc.                      492,148      5,344,663
    Yamaha Corp.                                         327,300      3,509,819
#   Yamato Kogyo Co., Ltd.                                82,600      2,731,955
    Yamazaki Baking Co., Ltd.                            160,000      2,093,836
                                                                 --------------
TOTAL JAPAN                                                       1,633,806,004
                                                                 --------------
NETHERLANDS -- (2.5%)
    Aegon NV                                           3,831,576     25,593,967
#   Akzo Nobel NV                                        448,015     27,019,950
    ArcelorMittal                                      2,499,882     30,900,103
*   ING Groep NV                                       5,697,333     46,933,717
#*  ING Groep NV Sponsored ADR                         1,297,167     10,649,741
    Koninklijke DSM NV                                   452,418     29,160,928
    Koninklijke Philips Electronics NV (500472303)        76,518      2,111,897
    Koninklijke Philips Electronics NV (5986622)       1,957,968     54,192,709
                                                                 --------------
TOTAL NETHERLANDS                                                   226,563,012
                                                                 --------------
NEW ZEALAND -- (0.1%)
    Auckland International Airport, Ltd.                 222,333        590,991
    Contact Energy, Ltd.                               1,292,916      5,851,381
                                                                 --------------
TOTAL NEW ZEALAND                                                     6,442,372
                                                                 --------------
NORWAY -- (1.0%)
    Aker ASA Class A                                      70,039      2,165,903
#   Cermaq ASA                                            27,247        406,943

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
NORWAY -- (Continued)
#   DNB ASA                                              1,528,374 $ 25,027,898
*   Marine Harvest ASA                                   2,870,400    2,986,698
#   Norsk Hydro ASA                                      3,357,025   15,810,285
    Norsk Hydro ASA Sponsored ADR                           59,900      277,936
    Orkla ASA                                            2,797,062   25,221,991
    Stolt-Nielsen, Ltd.                                      8,425      174,076
*   Storebrand ASA                                       1,082,306    4,937,154
#   Subsea 7 SA                                            590,207   12,741,549
#*  Veripos, Inc.                                           52,267      177,868
#   Wilh Wilhelmsen Holding ASA Class A                        212        5,908
                                                                   ------------
TOTAL NORWAY                                                         89,934,209
                                                                   ------------
PORTUGAL -- (0.1%)
*   Banco Espirito Santo SA                              2,631,973    3,015,703
    Cimpor Cimentos de Portugal SGPS SA                     93,325      420,945
*   EDP Renovaveis SA                                      517,656    2,697,992
                                                                   ------------
TOTAL PORTUGAL                                                        6,134,640
                                                                   ------------
SINGAPORE -- (1.2%)
    CapitaLand, Ltd.                                     9,878,000   30,124,411
    CapitaMalls Asia, Ltd.                               1,863,000    3,185,375
    DBS Group Holdings, Ltd.                             1,213,831   16,558,194
    Golden Agri-Resources, Ltd.                         13,990,000    6,028,580
    Indofood Agri Resources, Ltd.                          198,000      171,598
    Keppel Land, Ltd.                                    1,214,000    4,010,839
#*  Neptune Orient Lines, Ltd.                           1,228,004    1,095,573
    Noble Group, Ltd.                                    5,748,000    5,272,592
#   Olam International, Ltd.                               706,000      964,743
#   Overseas Union Enterprise, Ltd.                        405,000    1,024,970
    Singapore Airlines, Ltd.                             1,585,600   14,318,116
#   Singapore Land, Ltd.                                   532,000    3,823,756
    United Industrial Corp., Ltd.                        2,152,000    5,263,341
    UOL Group, Ltd.                                      1,376,600    7,992,712
    Venture Corp., Ltd.                                    307,000    2,073,650
    Wheelock Properties Singapore, Ltd.                    870,000    1,386,294
    Wilmar International, Ltd.                           2,102,000    5,705,902
                                                                   ------------
TOTAL SINGAPORE                                                     109,000,646
                                                                   ------------
SPAIN -- (1.8%)
#   Acciona SA                                             114,419    7,485,404
    Banco Bilbao Vizcaya Argentaria SA                     195,030    1,898,532
#   Banco de Sabadell SA                                 5,307,715   11,025,736
#*  Banco Espanol de Credito SA                            392,975    1,810,345
#*  Banco Popular Espanol SA                            17,154,572   13,356,520
    Banco Santander SA                                   8,322,004   60,097,740
    Banco Santander SA Sponsored ADR                     1,386,186   10,049,849
#   CaixaBank                                            2,901,900   10,729,929
    Gas Natural SDG SA                                     651,261   13,637,183
    Iberdrola SA                                         4,567,914   24,559,692

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SPAIN -- (Continued)
    Repsol SA                                              565,470 $ 13,257,192
                                                                   ------------
TOTAL SPAIN                                                         167,908,122
                                                                   ------------
SWEDEN -- (3.1%)
    Boliden AB                                             612,180    9,776,476
    Holmen AB Class A                                        6,300      188,658
    Meda AB Class A                                        280,396    3,356,464
    Nordea Bank AB                                       5,366,449   64,574,595
    Skandinaviska Enskilda Banken AB                        16,918      166,660
    Skandinaviska Enskilda Banken AB Class A             3,481,813   35,818,631
#   SSAB AB Class A                                         51,620      380,332
    Svenska Cellulosa AB Class A                            66,476    1,822,798
    Svenska Cellulosa AB Class B                         1,586,671   41,330,918
    Swedbank AB Class A                                    952,040   23,442,697
    Telefonaktiebolaget LM Ericsson Class A                 28,098      339,278
#   Telefonaktiebolaget LM Ericsson Class B              4,713,081   58,613,629
#   Telefonaktiebolaget LM Ericsson Sponsored ADR          952,162   11,721,114
    TeliaSonera AB                                       3,717,354   25,648,834
    Volvo AB Class A                                       203,375    2,807,728
                                                                   ------------
TOTAL SWEDEN                                                        279,988,812
                                                                   ------------
SWITZERLAND -- (6.4%)
    ABB, Ltd.                                              820,669   18,610,232
    Adecco SA                                              358,259   19,162,822
#   Alpiq Holding AG                                         1,593      202,233
    Aryzta AG                                              163,797   10,170,225
    Baloise Holding AG                                     200,163   20,631,825
    Banque Cantonale Vaudoise                                  468      259,310
    Clariant AG                                            435,532    6,372,051
*   Coca-Cola HBC AG ADR                                     8,492      218,669
    Credit Suisse Group AG                               1,685,212   46,800,075
#   Credit Suisse Group AG Sponsored ADR                   998,235   28,729,203
    Givaudan SA                                             14,257   18,360,576
    Holcim, Ltd.                                           887,877   69,258,838
    Lonza Group AG                                           7,458      519,688
    Novartis AG                                             16,632    1,231,227
#   Novartis AG ADR                                        506,359   37,349,040
    PSP Swiss Property AG                                   60,354    5,665,829
    St Galler Kantonalbank AG                                2,834    1,240,118
    Sulzer AG                                               44,989    7,688,172
    Swiss Life Holding AG                                  123,557   19,574,380
    Swiss Re AG                                          1,108,107   88,184,915
#   UBS AG (H89231338)                                     910,777   16,202,723
    UBS AG (B18YFJ4)                                     5,895,747  105,170,761
    Zurich Insurance Group AG                              236,698   66,143,271
                                                                   ------------
TOTAL SWITZERLAND                                                   587,746,183
                                                                   ------------
UNITED KINGDOM -- (18.1%)
    Anglo American P.L.C.                                1,123,359   27,466,971
    Aviva P.L.C.                                         8,175,916   38,815,249
    Barclays P.L.C.                                     11,591,752   51,727,912

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
UNITED KINGDOM -- (Continued)
#   Barclays P.L.C. Sponsored ADR                      4,591,659 $   82,558,029
    BP P.L.C.                                          1,395,752     10,113,815
#   BP P.L.C. Sponsored ADR                            5,486,298    239,202,592
    Carnival P.L.C.                                      658,867     23,787,702
#   Carnival P.L.C. ADR                                  241,674      8,731,682
#   Eurasian Natural Resources Corp. P.L.C.              408,931      1,758,514
    Evraz P.L.C.                                         525,138      1,277,919
    HSBC Holdings P.L.C.                               1,433,172     15,696,082
#   HSBC Holdings P.L.C. Sponsored ADR                 1,661,423     91,145,665
*   International Consolidated Airlines Group SA       3,847,175     16,300,334
    Investec P.L.C.                                    1,195,168      8,463,281
    J Sainsbury P.L.C.                                 5,529,939     32,772,849
    Kazakhmys P.L.C.                                     690,345      3,752,356
    Kingfisher P.L.C.                                 10,285,817     50,118,996
*   Lloyds Banking Group P.L.C.                       82,680,839     70,236,780
#*  Lloyds Banking Group P.L.C. ADR                    3,082,996     10,574,676
    Mondi P.L.C.                                       1,319,308     17,532,918
    Old Mutual P.L.C.                                 13,164,620     41,989,733
#   Pearson P.L.C. Sponsored ADR                       1,446,476     26,427,117
    Resolution, Ltd.                                   3,422,696     14,055,681
    Rexam P.L.C.                                       2,747,821     22,063,503
*   Royal Bank of Scotland Group P.L.C.                3,847,507     18,359,637
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR    400,166      3,825,587
#   Royal Dutch Shell P.L.C. ADR                       3,323,210    231,926,826
    Royal Dutch Shell P.L.C. Class A                       9,655        328,707
    Royal Dutch Shell P.L.C. Class B                     255,146      8,949,866
    RSA Insurance Group P.L.C.                         4,956,241      8,582,149
    Travis Perkins P.L.C.                                 38,182        851,945
    Vedanta Resources P.L.C.                             189,404      3,583,948
    Vodafone Group P.L.C.                             34,976,333    106,723,100
    Vodafone Group P.L.C. Sponsored ADR                8,116,661    248,288,660
    WM Morrison Supermarkets P.L.C.                    8,127,143     36,882,790
    Wolseley P.L.C.                                       62,277      3,084,515
    WPP P.L.C. Sponsored ADR                              27,110      2,237,659
    Xstrata P.L.C.                                     5,211,952     78,431,883
                                                                 --------------
TOTAL UNITED KINGDOM                                              1,658,627,628
                                                                 --------------
TOTAL COMMON STOCKS                                               8,062,785,260
                                                                 --------------
PREFERRED STOCKS -- (0.3%)

GERMANY -- (0.3%)
#   Porsche Automobil Holding SE                         334,085     26,234,060
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)

SPAIN -- (0.0%)
#*  Banco Santander SA Rights 05/02/13                 8,096,488      1,722,022
                                                                 --------------

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)        VALUE+
                                                     ----------- --------------
SECURITIES LENDING COLLATERAL -- (11.7%)
(S)@  DFA Short Term Investment Fund                  92,826,275 $1,074,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $29,728 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $30,383) to be repurchased at $29,787     $        30         29,787
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                               1,074,029,787
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $8,013,442,781)              $9,164,771,129
                                                                 ==============

                       THE JAPANESE SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                             SHARES   VALUE++
                                                             ------- ----------
COMMON STOCKS -- (86.9%)

Consumer Discretionary -- (19.8%)
#   Accordia Golf Co., Ltd.                                    5,759 $6,542,864
    Aeon Fantasy Co., Ltd.                                    57,832  1,071,155
    Ahresty Corp.                                            110,900    763,805
*   Aigan Co., Ltd.                                           96,200    320,956
    Aisan Industry Co., Ltd.                                 170,000  1,632,893
#   Akebono Brake Industry Co., Ltd.                         208,700  1,004,556
    Alpen Co., Ltd.                                           95,100  1,985,376
    Alpha Corp.                                               30,400    334,199
    Alpine Electronics, Inc.                                 263,400  2,688,398
#   Amiyaki Tei Co., Ltd.                                        235    725,113
    Amuse, Inc.                                               34,099    811,097
#*  Anrakutei Co., Ltd.                                       24,000     96,862
    AOI Pro, Inc.                                             39,000    284,956
    AOKI Holdings, Inc.                                       97,100  2,992,962
    Aoyama Trading Co., Ltd.                                 315,900  9,453,137
    Arata Corp.                                               85,000    331,832
    Arcland Sakamoto Co., Ltd.                                76,100  1,627,480
#   Arnest One Corp.                                         238,800  5,479,951
    Asahi Broadcasting Corp.                                  28,200    259,367
#   Asahi Co., Ltd.                                           78,200  1,315,940
    Asatsu-DK, Inc.                                          151,600  3,883,401
*   Ashimori Industry Co., Ltd.                              319,000    471,583
#   ASKUL Corp.                                               98,900  1,759,620
#   Atom Corp.                                                42,000    246,626
    Atsugi Co., Ltd.                                         858,000  1,048,377
    Autobacs Seven Co., Ltd.                                 378,000  6,369,867
#   Avex Group Holdings, Inc.                                188,800  5,389,568
    Belluna Co., Ltd.                                         78,850    773,660
    Best Bridal, Inc.                                            345    584,260
*   Best Denki Co., Ltd.                                     396,500    870,639
#   Bic Camera, Inc.                                           4,976  2,180,147
    Bookoff Corp.                                             47,500    343,548
    Calsonic Kansei Corp.                                    881,000  4,185,804
#   Can Do Co., Ltd.                                             781  1,427,166
*   Carchs Holdings Co., Ltd.                                279,500    128,695
#   Central Sports Co., Ltd.                                  22,700    362,813
    Chiyoda Co., Ltd.                                        133,600  3,856,905
    Chofu Seisakusho Co., Ltd.                                88,800  2,058,809
#   Chori Co., Ltd.                                           70,400    794,608
    Chuo Spring Co., Ltd.                                    202,000    699,834
#*  Clarion Co., Ltd.                                        691,000    980,774
    Cleanup Corp.                                            131,900  1,003,247
    Corona Corp.                                              79,200    892,473
#   Cross Plus, Inc.                                          22,000    201,834
    DA Consortium, Inc.                                       16,200     70,846
    Daido Metal Co., Ltd.                                    172,000  1,363,532
#   Daidoh, Ltd.                                             126,100    867,307
#*  Daiei, Inc. (The)                                        685,650  2,695,132
    Daiichikosho Co., Ltd.                                    62,100  1,846,623
    Daikoku Denki Co., Ltd.                                   41,500  1,104,073
    Daimaruenawin Co., Ltd.                                      400      2,978

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    Dainichi Co., Ltd.                                       54,900 $   460,767
#   Daisyo Corp.                                             54,300     690,787
#   DCM Holdings Co., Ltd.                                  486,000   4,798,341
    Descente, Ltd.                                          234,000   1,508,767
#   Doshisha Co., Ltd.                                      120,400   1,899,094
    Doutor Nichires Holdings Co., Ltd.                      173,086   2,469,430
    Dunlop Sports Co., Ltd.                                  77,500     961,693
    Dynic Corp.                                             174,000     330,767
    Eagle Industry Co., Ltd.                                140,000   1,372,272
#   EDION Corp.                                             528,800   2,476,617
#   Exedy Corp.                                             179,600   4,508,810
    F&A Aqua Holdings, Inc.                                  95,120   1,904,677
#   F-Tech, Inc.                                             26,800     416,938
#   FCC Co., Ltd.                                           178,900   4,535,345
#   Fields Corp.                                             75,200   1,525,077
*   Fine Sinter Co., Ltd.                                    49,000     173,215
    First Juken Co., Ltd.                                     7,400     134,117
    Foster Electric Co., Ltd.                               129,400   1,765,892
#   France Bed Holdings Co., Ltd.                           672,000   1,468,891
#   Fuji Co. Ltd/Ehime                                       99,000   1,815,532
    Fuji Corp., Ltd.                                        127,000     843,146
#   Fuji Kiko Co., Ltd.                                     148,000     522,622
#   Fuji Kyuko Co., Ltd.                                    214,000   2,011,210
    Fuji Oozx, Inc.                                           6,000      25,907
#   Fujibo Holdings, Inc.                                   610,000   1,713,222
    Fujikura Rubber, Ltd.                                    72,900     221,675
#   Fujita Kanko, Inc.                                      147,100     784,549
    Fujitsu General, Ltd.                                   320,000   3,128,151
    FuKoKu Co., Ltd.                                         30,700     288,660
#*  Funai Electric Co., Ltd.                                 84,200   1,042,247
    Furukawa Battery Co., Ltd.                               81,000     455,446
*   Futaba Industrial Co., Ltd.                             313,100   1,457,926
#   G-7 Holdings, Inc.                                       29,200     221,715
#   G-Tekt Corp.                                             43,500   1,369,503
    Gajoen Kanko Co.                                         37,000          --
    Gakken Holdings Co., Ltd.                               322,000   1,014,855
    Genki Sushi Co., Ltd.                                    20,500     263,605
#   Geo Holdings Corp.                                        1,749   2,090,731
    GLOBERIDE, Inc.                                         530,000     783,302
#   Goldwin, Inc.                                           180,000   1,040,986
    Gourmet Kineya Co., Ltd.                                 87,000     615,596
#   GSI Creos Corp.                                         277,000     403,746
#   Gulliver International Co., Ltd.                        314,400   2,526,645
    Gunze, Ltd.                                           1,071,000   2,794,613
    H-One Co., Ltd.                                          64,800     797,188
#   Hagihara Industries, Inc.                                10,300     188,335
#   HAJIME CONSTRUCTION Co., Ltd.                            48,000   3,135,849
    Hakuyosha Co., Ltd.                                      65,000     151,942
#   Happinet Corp.                                           76,400     611,218
#   Hard Off Corp. Co., Ltd.                                 49,700     335,294
    Haruyama Trading Co., Ltd.                               47,900     359,124
*   Haseko Corp.                                          7,564,500  11,050,940
    HI-LEX Corp.                                             36,400     782,337

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Consumer Discretionary -- (Continued)
    Hiday Hidaka Corp.                                        47,220 $  957,502
#   Higashi Nihon House Co., Ltd.                            206,000  1,789,620
#   Himaraya Co., Ltd.                                        35,900    434,733
    Hiramatsu, Inc.                                          110,700    763,643
    HIS Co., Ltd.                                            101,800  4,390,734
#   Honeys Co., Ltd.                                          92,940  1,205,537
*   Hoosiers Holdings Co., Ltd.                              153,500  2,291,045
    I Metal Technology Co., Ltd.                             142,000    243,623
#   Ichibanya Co., Ltd.                                       33,700  1,503,874
#*  Ichikoh Industries, Ltd.                                 294,000    442,028
#   Ikyu Corp.                                                   748  1,172,323
#   Imasen Electric Industrial                                75,800    881,863
    Imperial Hotel, Ltd.                                       9,550    372,173
    Intage, Inc.                                              34,400    918,395
    Izuhakone Railway Co., Ltd.                                  300         --
#*  Izutsuya Co., Ltd.                                       555,000    622,872
#*  Janome Sewing Machine Co., Ltd.                          514,000    448,480
#   Japan Vilene Co., Ltd.                                   154,000    770,939
#   Japan Wool Textile Co., Ltd. (The)                       332,000  2,864,139
    Jidosha Buhin Kogyo Co., Ltd.                             79,000    405,947
#   Joshin Denki Co., Ltd.                                   209,000  1,873,047
#   JP-Holdings, Inc.                                         44,300  1,257,347
#   JVC Kenwood Corp.                                        874,630  2,264,692
    K's Holdings Corp.                                           400     14,101
#   Kadokawa Group Holdings, Inc.                            113,300  3,555,896
#*  Kappa Create Holdings Co., Ltd.                           10,000    187,928
    Kasai Kogyo Co., Ltd.                                    141,000    697,402
#   Kawai Musical Instruments Manufacturing Co., Ltd.        446,000    816,577
#   Keihin Corp.                                             260,200  4,254,904
#   Keiyo Co., Ltd.                                          181,300    916,873
#   Kentucky Fried Chicken Japan, Ltd.                        77,000  1,675,212
#   Kimoto Co., Ltd.                                         102,100    815,355
#   Kinugawa Rubber Industrial Co., Ltd.                     268,000  1,403,913
    Kisoji Co., Ltd.                                          44,200    878,743
#   Kohnan Shoji Co., Ltd.                                   184,300  2,263,696
#   Kojima Co., Ltd.                                         145,700    496,401
    Komatsu Seiren Co., Ltd.                                 146,000    753,267
#   Komeri Co., Ltd.                                         152,000  4,726,682
#   Konaka Co., Ltd.                                         122,960  1,704,205
    Koshidaka Holdings Co., Ltd.                              18,600    664,029
#   Kourakuen Corp.                                           12,900    163,672
    KU Holdings Co., Ltd.                                     68,200    656,795
#   Kura Corp.                                                63,100  1,113,140
    Kurabo Industries, Ltd.                                1,255,000  2,358,855
    Kuraudia Co., Ltd.                                         5,700     79,011
    KYB Co., Ltd.                                            892,000  4,874,542
#   Kyoritsu Maintenance Co., Ltd.                            55,660  1,683,404
    Kyoto Kimono Yuzen Co., Ltd.                              62,300    682,100
    LEC, Inc.                                                 42,800    565,973
    Look, Inc.                                               219,000    837,056
    Mamiya-Op Co., Ltd.                                      285,000    761,050
#   Marche Corp.                                              23,000    189,632
    Mars Engineering Corp.                                    48,400  1,081,449

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Consumer Discretionary -- (Continued)
#*  Maruei Department Store Co., Ltd.                        167,000 $  199,246
#*  Maruzen CHI Holdings Co., Ltd.                            29,800     83,660
#   Maruzen Co. Ltd-General Commercial Kitchen Appliances
      & Equipment                                             46,000    395,918
*   Matsuya Co., Ltd.                                         43,900    864,244
#   Matsuya Foods Co., Ltd.                                   48,200    802,869
#   Megane TOP Co., Ltd.                                     141,300  2,036,309
    Meiko Network Japan Co., Ltd.                             60,700    841,981
#*  Meiwa Estate Co., Ltd.                                    56,900    360,330
    Mikuni Corp.                                             108,000    252,734
#   Misawa Homes Co., Ltd.                                   131,700  2,354,353
    Mitsuba Corp.                                            192,690  2,286,055
    Mitsui Home Co., Ltd.                                    170,000  1,022,064
#   Mizuno Corp.                                             510,000  2,177,991
#   Monogatari Corp. (The)                                    17,600    634,508
#   MOS Food Services, Inc.                                   94,800  1,891,455
    Mr Max Corp.                                             119,000    420,395
    Murakami Corp.                                            10,000    163,937
#   Musashi Seimitsu Industry Co., Ltd.                      116,100  2,804,807
    Nafco Co., Ltd.                                           30,300    642,743
#   Nagawa Co., Ltd.                                           8,500    140,165
#*  Naigai Co., Ltd.                                       2,362,000  1,798,757
    Nakayamafuku Co., Ltd.                                     8,800     63,310
#   NEC Mobiling, Ltd.                                        46,800  2,663,607
#   Next Co., Ltd.                                            42,400    439,263
    Nice Holdings, Inc.                                      460,000  1,303,314
#   Nidec Copal Corp.                                         91,800    756,932
#   Nidec-Tosok Corp.                                        109,300    917,362
#   Nifco, Inc.                                              260,300  5,943,223
    Nihon Plast Co., Ltd.                                      1,600      9,189
    Nihon Tokushu Toryo Co., Ltd.                             56,000    249,053
#*  Nippon Columbia Co., Ltd.                                788,000    379,653
    Nippon Felt Co., Ltd.                                     67,200    302,867
#   Nippon Piston Ring Co., Ltd.                             470,000    908,838
    Nippon Seiki Co., Ltd.                                   243,400  3,212,776
    Nishikawa Rubber Co., Ltd.                                11,800    228,983
#   Nishimatsuya Chain Co., Ltd.                             290,300  2,877,817
    Nissan Shatai Co., Ltd.                                   68,023    907,647
#   Nissan Tokyo Sales Holdings Co., Ltd.                    236,000    814,506
#   Nissen Holdings Co., Ltd.                                200,491    741,432
#   Nissin Kogyo Co., Ltd.                                   200,500  4,433,823
    Nittan Valve Co., Ltd.                                    82,800    310,400
#   Noritsu Koki Co., Ltd.                                   101,700    727,148
    Ohashi Technica, Inc.                                      5,900     53,002
    Ohsho Food Service Corp.                                  43,400  1,266,460
    Onward Holdings Co., Ltd.                                750,000  7,008,553
    OPT, Inc.                                                 34,600    397,691
    Otsuka Kagu, Ltd.                                         39,900    443,911
    Pacific Industrial Co., Ltd.                             203,300  1,237,901
    Pal Co., Ltd.                                             61,100  2,031,926
    Paltac Corp.                                             188,134  2,445,629
    PanaHome Corp.                                           447,200  3,520,133
    Parco Co., Ltd.                                           98,000  1,284,719
    Paris Miki Holdings, Inc.                                164,400    886,380

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Consumer Discretionary -- (Continued)
#   PIA Corp.                                                  4,100 $   68,888
    Piolax, Inc.                                              55,800  1,572,959
#*  Pioneer Corp.                                          1,903,400  3,912,267
    Plenus Co., Ltd.                                         112,700  2,042,669
#   Point, Inc.                                               91,220  4,431,421
#   Press Kogyo Co., Ltd.                                    555,000  2,839,158
#   Pressance Corp.                                           33,800  1,434,391
    Proto Corp.                                               58,100    962,346
    Renaissance, Inc.                                         30,000    230,223
#*  Renown, Inc.                                             326,600    513,026
    Resort Solution Co., Ltd.                                180,000    436,536
    Resorttrust, Inc.                                        190,308  6,484,754
    Rhythm Watch Co., Ltd.                                   658,000  1,142,485
    Riberesute Corp.                                             106     82,727
    Right On Co., Ltd.                                        78,225    776,760
    Riken Corp.                                              504,000  2,033,702
#   Ringer Hut Co., Ltd.                                      23,400    331,355
    Riso Kyoiku Co., Ltd.                                     10,591  1,055,747
    Roland Corp.                                              92,800    896,157
    Round One Corp.                                          412,500  3,457,535
#   Royal Holdings Co., Ltd.                                 140,300  2,291,738
    Ryohin Keikaku Co., Ltd.                                   3,600    339,976
*   Sagami Chain Co., Ltd.                                    39,000    318,408
#   Saizeriya Co., Ltd.                                      166,500  2,357,798
#   Sakai Ovex Co., Ltd.                                     307,000    492,024
    San Holdings, Inc.                                        14,000    209,752
#   Sanden Corp.                                             223,000    933,427
    Sanei Architecture Planning Co., Ltd.                     34,500    534,587
    Sangetsu Co., Ltd.                                       149,825  4,296,029
#   Sanko Marketing Foods Co., Ltd.                              298    322,337
    Sankyo Seiko Co., Ltd.                                   186,700    714,796
    Sanoh Industrial Co., Ltd.                               140,500  1,009,142
    Sanyo Electric Railway Co., Ltd.                          57,000    213,944
    Sanyo Housing Nagoya Co., Ltd.                            49,100    690,291
    Sanyo Shokai, Ltd.                                       678,000  2,058,908
    Scroll Corp.                                             152,100    436,137
#   Seiko Holdings Corp.                                      18,407    108,059
    Seiren Co., Ltd.                                         288,100  1,921,699
#   Senshukai Co., Ltd.                                      179,000  1,643,206
#   Septeni Holdings Co., Ltd.                                   474    672,201
#   Seria Co., Ltd.                                           95,700  2,336,613
#   Shidax Corp.                                              83,400    439,751
#   Shikibo, Ltd.                                            802,000  1,168,472
    Shimachu Co., Ltd.                                       269,200  7,112,765
    Shimojima Co., Ltd.                                       23,800    243,438
    Shiroki Corp.                                            285,000    639,473
    Shobunsha Publications, Inc.                             288,400  1,791,150
#   Shochiku Co., Ltd.                                       208,400  2,098,475
    Showa Corp.                                              320,400  4,651,439
    SKY Perfect JSAT Holdings, Inc.                            8,199  4,125,093
    SNT Corp.                                                110,200    483,596
    Soft99 Corp.                                              70,600    496,057
    Sotoh Co., Ltd.                                           49,700    475,652

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Consumer Discretionary -- (Continued)
    SPK Corp.                                                 17,200 $  313,595
    St Marc Holdings Co., Ltd.                                45,300  2,222,512
#   Starbucks Coffee Japan, Ltd.                                 794    652,609
#   Start Today Co., Ltd.                                    279,900  4,237,861
    Starts Corp., Inc.                                        28,500    325,939
    Step Co., Ltd.                                            36,800    303,357
#   Studio Alice Co., Ltd.                                    53,000    814,578
    Suminoe Textile Co., Ltd.                                328,000    999,872
    Sumitomo Forestry Co., Ltd.                              436,666  5,204,844
    Suncall Corp.                                             17,000     86,986
#*  SxL Corp.                                                590,000  1,054,731
    T RAD Co., Ltd.                                          373,000  1,067,685
    Tachi-S Co., Ltd.                                        132,440  2,445,644
    Tachikawa Corp.                                           50,800    264,113
    Tact Home Co., Ltd.                                          533  1,094,978
#   Taiho Kogyo Co., Ltd.                                     98,300  1,264,434
    Taka-Q, Ltd.                                              21,000     96,713
    Takamatsu Construction Group Co., Ltd.                    90,500  1,377,999
    Takata Corp.                                               6,400    123,125
    Take And Give Needs Co., Ltd.                              5,017  1,034,560
#   Takihyo Co., Ltd.                                         76,000    342,749
#   Tamron Co., Ltd.                                          84,700  1,857,825
#   Tbk Co., Ltd.                                            116,000    697,212
#*  Ten Allied Co., Ltd.                                      50,000    153,003
    Tigers Polymer Corp.                                      59,000    247,548
    Toa Corp.                                                 98,000    797,049
    Toabo Corp.                                              529,000    435,105
#   Toei Animation Co., Ltd.                                  22,500    549,313
    Toei Co., Ltd.                                           410,000  3,043,682
    Tohokushinsha Film Corp.                                  13,600    134,694
    Tokai Rika Co., Ltd.                                     295,500  5,987,513
#   Tokai Rubber Industries, Ltd.                            224,000  2,515,153
#   Token Corp.                                               43,050  2,775,157
    Tokyo Derica Co., Ltd.                                    24,600    430,440
#   Tokyo Dome Corp.                                         984,200  7,604,167
    Tokyo Soir Co., Ltd.                                      31,000     89,506
    Tokyu Recreation Co., Ltd.                                79,000    452,440
#   Tomy Co., Ltd.                                           369,593  1,844,066
    Topre Corp.                                              209,600  1,955,019
#   Toridoll.corp                                             94,600  1,274,670
    Tosho Co., Ltd.                                            8,800    129,298
    Touei Housing Corp.                                       83,640  1,770,671
    Toyo Tire & Rubber Co., Ltd.                           1,067,000  5,741,776
#   TPR Co., Ltd.                                            117,900  2,112,338
    TS Tech Co., Ltd.                                        237,100  7,200,077
    TSI Holdings Co., Ltd.                                   496,795  3,666,494
    Tsukamoto Corp. Co., Ltd.                                190,000    367,273
    Tsutsumi Jewelry Co., Ltd.                                49,300  1,539,473
    TV Asahi Corp.                                            11,900    248,556
    Tv Tokyo Holdings Corp.                                   34,800    478,838
    U-Shin, Ltd.                                             148,800  1,091,264
#   Umenohana Co., Ltd.                                        3,300     67,117
#   Unipres Corp.                                            193,400  4,304,501

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Consumer Discretionary -- (Continued)
    United Arrows, Ltd.                                    100,000 $  3,877,128
*   Unitika, Ltd.                                        3,189,000    2,092,597
    Universal Entertainment Corp.                           32,200      807,957
*   Usen Corp.                                             659,680    1,063,608
    Village Vanguard Co., Ltd.                                 216      456,340
#   VT Holdings Co., Ltd.                                  148,200    1,826,718
    Wacoal Holdings Corp.                                   74,000      817,121
    Watabe Wedding Corp.                                    43,000      390,406
#   WATAMI Co., Ltd.                                       117,000    2,134,464
    Wowow, Inc.                                                215      623,133
    Xebio Co., Ltd.                                        139,800    3,295,510
    Yachiyo Industry Co., Ltd.                               1,200        9,715
    Yamato International, Inc.                              20,400       94,216
#   Yellow Hat, Ltd.                                        95,400    1,911,561
    Yonex Co., Ltd.                                         40,000      222,976
    Yorozu Corp.                                            91,600    1,530,955
    Yoshinoya Holdings Co., Ltd.                               134      156,174
    Zenrin Co., Ltd.                                       150,200    1,941,306
#   Zensho Holdings Co., Ltd.                              313,600    4,157,979
    Zojirushi Corp.                                         83,000      280,291
                                                                   ------------
Total Consumer Discretionary                                        503,037,166
                                                                   ------------
Consumer Staples -- (7.6%)
#   Aeon Hokkaido Corp.                                    348,900    1,773,147
    Ahjikan Co., Ltd.                                        2,100       17,092
#   Ain Pharmaciez, Inc.                                    68,500    3,348,551
    Arcs Co., Ltd.                                         176,100    3,493,851
    Ariake Japan Co., Ltd.                                 102,000    2,343,867
    Artnature, Inc.                                         27,200      510,964
    Belc Co., Ltd.                                          27,400      474,649
    Cawachi, Ltd.                                           87,000    1,958,505
    Chubu Shiryo Co., Ltd.                                 106,700      617,425
#   Chuo Gyorui Co., Ltd.                                   93,000      209,913
#   Coca-Cola Central Japan Co., Ltd.                      149,500    2,253,684
    Cocokara fine, Inc.                                     80,260    3,034,408
    CREATE SD HOLDINGS Co., Ltd.                            28,500    1,265,235
#   Daikokutenbussan Co., Ltd.                              32,600      892,665
#   Dr Ci:Labo Co., Ltd.                                       632    1,921,798
    Dydo Drinco, Inc.                                       49,800    2,226,769
#   Echo Trading Co., Ltd.                                  11,000       92,825
#   Ensuiko Sugar Refining Co., Ltd.                       102,000      468,695
#   Ezaki Glico Co., Ltd.                                   70,000      786,881
#   Fancl Corp.                                            231,000    2,523,725
#*  First Baking Co., Ltd.                                 183,000      279,787
    Fuji Oil Co. Ltd/Osaka                                 330,700    5,245,120
    Fujicco Co., Ltd.                                      117,600    1,353,369
#   Fujiya Co., Ltd.                                       276,000      572,276
    Hagoromo Foods Corp.                                    39,000      433,922
    Harashin Narus Holdings Co., Ltd.                       67,000    1,198,002
    Heiwado Co., Ltd.                                      171,400    3,098,486
    Hohsui Corp.                                            60,000       85,676
    Hokkaido Coca-Cola Bottling Co., Ltd.                   87,000      430,093
#   Hokuto Corp.                                           117,900    2,271,587

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Consumer Staples -- (Continued)
    Inageya Co., Ltd.                                        172,800 $1,795,604
    Itochu-Shokuhin Co., Ltd.                                 27,400  1,018,377
    Itoham Foods, Inc.                                       796,800  3,663,822
#   Iwatsuka Confectionery Co., Ltd.                             300     14,233
    Izumiya Co., Ltd.                                        447,000  2,236,668
    J-Oil Mills, Inc.                                        512,000  1,591,316
    Kakiyasu Honten Co., Ltd.                                 14,900    203,263
#   Kameda Seika Co., Ltd.                                    69,100  1,811,288
    Kasumi Co., Ltd.                                         234,300  1,682,803
    Kato Sangyo Co., Ltd.                                    110,700  2,352,025
#   Kenko Mayonnaise Co., Ltd.                                37,100    344,376
    KEY Coffee, Inc.                                          94,500  1,487,563
    Kirindo Co., Ltd.                                         28,300    206,943
#   Kose Corp.                                               176,000  4,597,102
    Kotobuki Spirits Co., Ltd.                                 6,100     79,194
#   Kusuri No Aoki Co., Ltd.                                  25,100  1,831,581
#   Kyodo Shiryo Co., Ltd.                                   408,000    498,416
#   Kyokuyo Co., Ltd.                                        220,000    557,306
#   Life Corp.                                               183,400  2,559,601
#   Lion Corp.                                                57,000    333,046
    Mandom Corp.                                             103,100  3,775,342
    Marudai Food Co., Ltd.                                   514,000  1,706,228
#   Maruetsu, Inc. (The)                                     375,000  1,342,871
    Maruha Nichiro Holdings, Inc.                          2,274,069  4,547,500
    Matsumotokiyoshi Holdings Co., Ltd.                      169,800  4,860,534
    Maxvalu Nishinihon Co., Ltd.                               2,400     31,712
    Maxvalu Tokai Co., Ltd.                                   57,500    790,804
#   Medical System Network Co., Ltd.                          78,200    397,548
    Megmilk Snow Brand Co., Ltd.                             250,200  3,846,077
    Meito Sangyo Co., Ltd.                                    57,300    590,199
    Mikuni Coca-Cola Bottling Co., Ltd.                      171,600  2,034,030
    Milbon Co., Ltd.                                          50,514  1,916,338
    Ministop Co., Ltd.                                        86,700  1,494,919
    Mitsubishi Shokuhin Co., Ltd.                             87,800  2,587,953
    Mitsui Sugar Co., Ltd.                                   529,850  1,664,208
    Miyoshi Oil & Fat Co., Ltd.                              375,000    651,901
    Morinaga & Co., Ltd.                                   1,016,000  2,179,170
    Morinaga Milk Industry Co., Ltd.                       1,059,000  3,119,924
#   Morishita Jintan Co., Ltd.                                43,800    218,234
    Morozoff, Ltd.                                           134,000    425,482
    Nagatanien Co., Ltd.                                     123,000  1,107,515
    Nakamuraya Co., Ltd.                                     186,000    811,139
#   Natori Co., Ltd.                                          20,300    195,864
    Nichimo Co., Ltd.                                        170,000    367,224
    Nichirei Corp.                                         1,248,000  7,341,778
#   Nihon Chouzai Co., Ltd.                                   18,210    481,046
    Niitaka Co., Ltd.                                          7,260     80,180
    Nippon Beet Sugar Manufacturing Co., Ltd.                619,000  1,164,073
    Nippon Flour Mills Co., Ltd.                             655,000  3,045,349
#   Nippon Formula Feed Manufacturing Co., Ltd.              477,000    612,409
#   Nippon Suisan Kaisha, Ltd.                             1,309,500  2,541,264
    Nisshin Oillio Group, Ltd. (The)                         633,000  2,230,587
    Nissin Sugar Co., Ltd.                                    19,000    447,849

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Consumer Staples -- (Continued)
    Nitto Fuji Flour Milling Co., Ltd.                      64,000 $    208,696
    Noevir Holdings Co., Ltd.                               67,300    1,116,305
    Oenon Holdings, Inc.                                   316,000      891,476
#   OIE Sangyo Co., Ltd.                                    20,900      176,344
    Okuwa Co., Ltd.                                        120,000    1,307,278
    Olympic Corp.                                           64,900      470,559
    OUG Holdings, Inc.                                      12,000       21,575
    Pigeon Corp.                                            95,800    8,241,597
    Poplar Co., Ltd.                                        25,760      154,419
#   Prima Meat Packers, Ltd.                               874,000    2,427,809
    Qol Co., Ltd.                                              200        1,876
    Riken Vitamin Co., Ltd.                                 79,200    1,908,562
#   Rock Field Co., Ltd.                                    54,900    1,087,574
#   Rokko Butter Co., Ltd.                                  16,900      120,921
    S Foods, Inc.                                           77,762      783,084
    S&B Foods, Inc.                                          1,000        7,477
    Sakata Seed Corp.                                      173,000    2,368,156
    San-A Co., Ltd.                                         45,600    2,226,134
    Sapporo Holdings, Ltd.                               1,751,000    7,971,794
#   Shoei Foods Corp.                                       44,000      336,132
    Showa Sangyo Co., Ltd.                                 524,000    1,737,185
    Sogo Medical Co., Ltd.                                  27,700    1,220,643
    ST Corp.                                                78,900      807,012
    Starzen Co., Ltd.                                      320,000      878,012
#   Takara Holdings, Inc.                                  834,500    7,160,239
#   Tobu Store Co., Ltd.                                   205,000      566,126
    Toho Co. Ltd/Kobe                                      186,000      674,151
#   Tohto Suisan Co., Ltd.                                 138,000      208,575
    Torigoe Co., Ltd. (The)                                 86,600      564,346
    Toyo Sugar Refining Co., Ltd.                          157,000      170,959
    Uoriki Co., Ltd.                                         1,600       18,567
    Valor Co., Ltd.                                        181,700    3,438,328
    Warabeya Nichiyo Co., Ltd.                              80,760    1,372,745
#   Welcia Holdings Co., Ltd.                               42,400    2,229,219
    Yaizu Suisankagaku Industry Co., Ltd.                   44,800      405,317
#   Yamatane Corp.                                         535,000    1,149,265
    Yamaya Corp.                                            22,800      372,355
    Yaoko Co., Ltd.                                         41,100    1,789,076
#   Yokohama Reito Co., Ltd.                               238,400    2,148,302
    Yomeishu Seizo Co., Ltd.                               100,000      886,900
    Yuasa Funashoku Co., Ltd.                              112,000      254,041
#*  Yukiguni Maitake Co., Ltd.                              39,656      109,418
#   Yutaka Foods Corp.                                       6,000      102,994
                                                                   ------------
Total Consumer Staples                                              192,746,288
                                                                   ------------
Energy -- (0.5%)
    AOC Holdings, Inc.                                     228,300      803,180
#   BP Castrol KK                                           66,500      290,417
    Fuji Kosan Co., Ltd.                                    33,100      232,473
    Itochu Enex Co., Ltd.                                  302,200    1,665,180
    Japan Oil Transportation Co., Ltd.                      84,000      200,772
    Kanto Natural Gas Development, Ltd.                    155,000    1,043,454
#*  Kyoei Tanker Co., Ltd.                                 111,000      303,154

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
Energy -- (Continued)
    Mitsuuroko Holdings Co., Ltd.                           189,300 $   976,471
    Modec, Inc.                                              14,000     403,756
#   Nippon Gas Co., Ltd.                                    153,100   1,905,740
    Nippon Seiro Co., Ltd.                                   64,000     184,249
#   Sala Corp.                                              128,500     689,999
    San-Ai Oil Co., Ltd.                                    300,000   1,377,434
    Shinko Plantech Co., Ltd.                               227,900   1,722,256
    Sinanen Co., Ltd.                                       268,000   1,096,751
    Toa Oil Co., Ltd.                                       388,000     469,490
    Toyo Kanetsu KK                                          20,000      68,400
                                                                    -----------
Total Energy                                                         13,433,176
                                                                    -----------
Financials -- (11.0%)
    Aichi Bank, Ltd. (The)                                   54,200   3,103,130
    Airport Facilities Co., Ltd.                            136,670   1,021,339
    Aizawa Securities Co., Ltd.                             154,400     969,860
    Akita Bank, Ltd. (The)                                1,108,400   3,085,088
    Aomori Bank, Ltd. (The)                               1,108,000   3,299,189
    Asax Co., Ltd.                                               17      38,101
#   Awa Bank, Ltd. (The)                                    911,000   5,386,595
    Bank of Iwate, Ltd. (The)                                99,400   4,277,410
    Bank of Kochi, Ltd. (The)                               144,000     226,760
    Bank of Nagoya, Ltd. (The)                              917,297   4,352,549
    Bank of Okinawa, Ltd. (The)                             108,900   5,286,353
    Bank of Saga, Ltd. (The)                                771,000   1,963,457
    Bank of the Ryukyus, Ltd.                               225,280   3,325,467
*   Chiba Kogyo Bank, Ltd. (The)                            225,000   2,036,678
    Chukyo Bank, Ltd. (The)                                 676,000   1,431,722
#*  Cosmos Initia Co., Ltd.                                  61,100     790,254
    Daibiru Corp.                                           311,100   4,337,805
    Daiichi Commodities Co., Ltd.                            13,700      80,321
    Daiko Clearing Services Corp.                            25,400     200,338
    Daikyo, Inc.                                          1,923,000   7,436,992
    Daisan Bank, Ltd. (The)                                 704,000   1,273,094
    Daishi Bank, Ltd. (The)                               1,819,000   7,195,403
    Daito Bank, Ltd. (The)                                  898,000     923,377
*   Dream Incubator, Inc.                                        51      96,689
    Ehime Bank, Ltd. (The)                                  775,000   1,998,935
    Eighteenth Bank, Ltd. (The)                           1,093,000   2,817,880
    FIDEA Holdings Co., Ltd.                                496,900   1,262,568
    Financial Products Group Co., Ltd.                        2,400     106,088
    Fukui Bank, Ltd. (The)                                1,124,000   2,355,891
#   Fukushima Bank, Ltd. (The)                            1,342,000   1,242,191
#   Fuyo General Lease Co., Ltd.                             84,500   3,847,312
    Goldcrest Co., Ltd.                                     102,890   3,384,533
    Heiwa Real Estate Co., Ltd.                             252,000   6,420,815
    Higashi-Nippon Bank, Ltd. (The)                         824,000   2,088,072
    Higo Bank, Ltd. (The)                                   961,000   6,516,746
    Hokkoku Bank, Ltd. (The)                              1,524,000   6,465,966
    Hokuetsu Bank, Ltd. (The)                             1,153,000   2,713,074
    Hyakugo Bank, Ltd. (The)                              1,343,609   6,726,384
    Hyakujushi Bank, Ltd. (The)                           1,312,000   5,190,049
    IBJ Leasing Co., Ltd.                                    69,100   2,429,248

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Financials -- (Continued)
#   Ichiyoshi Securities Co., Ltd.                            65,800 $  956,888
#   Iwai Cosmo Holdings, Inc.                                104,400  1,620,378
#   Jimoto Holdings, Inc.                                    132,800    321,627
#   Jowa Holdings Co., Ltd.                                   25,800    837,042
    Juroku Bank, Ltd. (The)                                1,697,000  7,214,824
    Kabuki-Za Co., Ltd.                                       39,000  1,955,529
    Kagoshima Bank, Ltd. (The)                               825,000  6,040,890
    Kansai Urban Banking Corp.                               611,000    834,647
    Keihanshin Building Co., Ltd.                             74,200    580,883
    Keiyo Bank, Ltd. (The)                                   834,000  5,130,159
#*  Kenedix, Inc.                                              5,169  3,742,503
    Kita-Nippon Bank, Ltd. (The)                              50,006  1,288,128
    Kiyo Holdings, Inc.                                    3,822,900  6,672,335
    Kobayashi Yoko Co., Ltd.                                 108,700    313,029
    Kyokuto Securities Co., Ltd.                              72,000  1,353,465
    Land Business Co., Ltd.                                   22,200    165,425
    Marusan Securities Co., Ltd.                             384,300  3,264,531
    Michinoku Bank, Ltd. (The)                               787,000  1,907,209
    Mie Bank, Ltd. (The)                                     405,000    974,203
    Minato Bank, Ltd. (The)                                1,076,000  1,978,415
    Mito Securities Co., Ltd.                                162,000    995,031
    Miyazaki Bank, Ltd. (The)                                903,000  2,671,279
    Monex Group, Inc.                                            187     84,373
    Money Partners Group Co., Ltd.                               188     48,750
    Musashino Bank, Ltd. (The)                               179,600  7,635,869
    Nagano Bank, Ltd. (The)                                  496,000    937,474
    Nanto Bank, Ltd. (The)                                   713,000  3,146,208
    New Real Property K.K.                                    43,900         --
    Nisshin Fudosan Co.                                      105,500    986,510
    North Pacific Bank, Ltd.                                 770,300  2,652,236
    Ogaki Kyoritsu Bank, Ltd. (The)                        1,749,000  6,504,081
    Oita Bank, Ltd. (The)                                    956,900  3,734,767
#   Okasan Securities Group, Inc.                            407,000  5,106,387
    Relo Holdings, Inc.                                       27,800  1,563,006
#   Ricoh Leasing Co., Ltd.                                   97,500  2,999,469
    San-In Godo Bank, Ltd. (The)                             902,000  7,692,916
    Sawada Holdings Co., Ltd.                                 41,700    504,155
#   Senshu Ikeda Holdings, Inc.                              704,800  3,728,970
    Shiga Bank, Ltd. (The)                                   206,000  1,451,010
    Shikoku Bank, Ltd. (The)                                 963,000  2,941,461
    SHIMANE BANK, Ltd. / THE                                  15,400    205,383
    Shimizu Bank, Ltd. (The)                                  45,500  1,348,999
#   Sumitomo Real Estate Sales Co., Ltd.                      51,570  3,588,541
    Taiko Bank, Ltd. (The)                                   178,000    481,039
    Takagi Securities Co., Ltd.                              237,000  1,087,048
#   Takara Leben Co., Ltd.                                   168,200  3,462,549
    TOC Co., Ltd.                                            435,250  3,434,988
    Tochigi Bank, Ltd. (The)                                 745,000  3,020,375
    Toho Bank, Ltd. (The)                                  1,260,200  3,950,396
    Tohoku Bank, Ltd. (The)                                  534,000    904,154
    Tokai Tokyo Financial Holdings, Inc.                     974,500  8,862,135
    Tokyo Rakutenchi Co., Ltd.                               218,000  1,139,201
#   Tokyo Theatres Co., Inc.                                 361,000    741,094

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Financials -- (Continued)
#   Tokyo Tomin Bank, Ltd. (The)                           204,700 $  2,855,959
    Tokyu Livable, Inc.                                    115,400    2,829,425
    Tomato Bank, Ltd.                                      470,000      912,884
#   TOMONY Holdings, Inc.                                  829,450    3,411,431
    Tosei Corp.                                                561      679,423
    Tottori Bank, Ltd. (The)                               332,000      730,328
    Towa Bank, Ltd. (The)                                1,602,000    1,857,275
#   Toyo Securities Co., Ltd.                              380,000    1,567,134
    Tsukuba Bank, Ltd. (The)                               432,300    2,137,609
    Yachiyo Bank, Ltd. (The)                                63,700    2,376,690
    Yamagata Bank, Ltd. (The)                              767,500    3,806,955
    Yamanashi Chuo Bank, Ltd. (The)                        884,000    4,102,117
                                                                   ------------
Total Financials                                                    279,732,917
                                                                   ------------
Health Care -- (4.2%)
    A.S. One Corp.                                          75,868    1,793,928
    ASKA Pharmaceutical Co., Ltd.                          129,000      958,085
    BML, Inc.                                               58,500    1,510,806
#   CMIC Holdings Co., Ltd.                                 63,300    1,376,036
    Create Medic Co., Ltd.                                  28,000      255,876
    Daito Pharmaceutical Co., Ltd.                          42,000      605,574
    Eiken Chemical Co., Ltd.                                91,000    1,502,549
#   EPS Corp.                                                1,606    2,545,128
    FALCO SD HOLDINGS Co., Ltd.                             37,400      472,574
    Fuji Pharma Co., Ltd.                                   28,400      584,396
    Fuso Pharmaceutical Industries, Ltd.                   427,000    1,812,932
    Hitachi Medical Corp.                                   85,000    1,352,542
    Hogy Medical Co., Ltd.                                  66,500    4,093,134
    Iwaki & Co., Ltd.                                      112,000      255,050
    Japan Medical Dynamic Marketing, Inc.                   44,900      142,256
#   JMS Co., Ltd.                                          147,000      573,985
    Kaken Pharmaceutical Co., Ltd.                         364,000    6,454,551
    Kawasumi Laboratories, Inc.                             46,300      345,750
    Kissei Pharmaceutical Co., Ltd.                        106,300    2,306,298
    KYORIN Holdings, Inc.                                  214,000    5,718,023
    Mani, Inc.                                              12,100      408,684
#   Message Co., Ltd.                                          814    2,409,363
#   Mochida Pharmaceutical Co., Ltd.                       295,000    3,922,485
    Nagaileben Co., Ltd.                                    58,000      992,585
    Nakanishi, Inc.                                          3,600      460,156
#   Nichii Gakkan Co.                                      255,500    2,601,068
    Nihon Kohden Corp.                                     180,400    6,927,511
#   Nikkiso Co., Ltd.                                      350,000    4,959,963
    Nippon Chemiphar Co., Ltd.                             151,000      976,950
    Nippon Shinyaku Co., Ltd.                              265,000    4,116,443
#   Nipro Corp.                                            728,700    7,274,059
    Nissui Pharmaceutical Co., Ltd.                         70,500      847,889
    Rion Co., Ltd.                                           5,000       49,792
    Rohto Pharmaceutical Co., Ltd.                         432,000    6,051,343
#   Sawai Pharmaceutical Co., Ltd.                          14,000    1,808,462
#   Seikagaku Corp.                                        179,800    2,454,015
    Ship Healthcare Holdings, Inc.                         184,300    7,093,962
    Shofu, Inc.                                             22,700      212,820

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Health Care -- (Continued)
    Software Service, Inc.                                   8,500 $    356,281
#   Taiko Pharmaceutical Co., Ltd.                          40,700      778,708
    Techno Medica Co., Ltd.                                     47      317,276
#   Toho Holdings Co., Ltd.                                217,800    4,996,286
#   Tokai Corp/Gifu                                         39,400    1,204,432
    Torii Pharmaceutical Co., Ltd.                          65,200    1,531,890
#   Towa Pharmaceutical Co., Ltd.                           49,800    2,470,556
#   Tsukui Corp.                                           170,000    2,529,989
    Vital KSK Holdings, Inc.                               179,500    1,623,708
#*  Wakamoto Pharmaceutical Co., Ltd.                      107,000      369,581
#   ZERIA Pharmaceutical Co., Ltd.                         108,000    1,660,012
                                                                   ------------
Total Health Care                                                   106,065,742
                                                                   ------------
Industrials -- (24.6%)
#*  A&A Material Corp.                                     235,000      234,768
    Advan Co., Ltd.                                         96,200    1,219,575
    Advanex, Inc.                                           73,000       74,207
#   Aeon Delight Co., Ltd.                                  95,600    1,979,815
    Aica Kogyo Co., Ltd.                                   277,300    5,585,677
    Aichi Corp.                                            168,500      789,190
    Aida Engineering, Ltd.                                 302,300    2,500,918
    Alinco, Inc.                                            47,300      468,575
    Alps Logistics Co., Ltd.                                50,700      548,133
#   Altech Corp.                                            43,850      474,465
    Anest Iwata Corp.                                      169,000      740,962
*   Arrk Corp.                                             285,500      951,959
#   Asahi Diamond Industrial Co., Ltd.                     286,300    3,000,542
    Asahi Kogyosha Co., Ltd.                               124,000      414,053
#*  Asanuma Corp.                                          796,000      663,233
    Asia Air Survey Co., Ltd.                               27,000       85,612
    Asunaro Aoki Construction Co., Ltd.                    154,000      840,384
    Bando Chemical Industries, Ltd.                        452,000    1,394,877
#   Benefit One, Inc.                                          479      663,545
    Bunka Shutter Co., Ltd.                                248,000    1,413,924
    Central Glass Co., Ltd.                              1,062,000    3,756,127
    Central Security Patrols Co., Ltd.                      43,700      409,326
    Chiyoda Integre Co., Ltd.                               38,900      569,743
    Chudenko Corp.                                         130,500    1,328,110
#   Chugai Ro Co., Ltd.                                    384,000    1,018,122
    CKD Corp.                                              302,300    2,207,752
#   Cosel Co., Ltd.                                        121,500    1,394,260
    CTI Engineering Co., Ltd.                               58,300      422,262
    Dai-Dan Co., Ltd.                                      156,000      828,195
    Daido Kogyo Co., Ltd.                                  146,000      248,658
    Daifuku Co., Ltd.                                      505,000    4,469,190
    Daihatsu Diesel Manufacturing Co., Ltd.                 68,000      354,539
    Daihen Corp.                                           586,000    1,784,948
*   Daiho Corp.                                            763,000    1,003,795
    Daiichi Jitsugyo Co., Ltd.                             238,000    1,200,938
    Daiki Ataka Engineering Co., Ltd.                       63,000      262,259
#   Daiseki Co., Ltd.                                      200,163    3,834,763
    Daiseki Eco. Solution Co., Ltd.                             90      156,795
    Daiwa Industries, Ltd.                                 178,000    1,116,273

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Industrials -- (Continued)
    Daiwa Odakyu Construction Co.                             11,000 $   25,402
#*  DANTO HOLDINGS Corp.                                     165,000    226,821
    Denyo Co., Ltd.                                           85,100  1,232,937
    Dijet Industrial Co., Ltd.                                80,000    128,078
    DMW Corp.                                                  4,800     82,110
    Duskin Co., Ltd.                                         262,400  5,328,184
    Ebara Jitsugyo Co., Ltd.                                  27,600    378,517
#   Eidai Co., Ltd.                                           66,000    325,707
    Emori & Co., Ltd.                                         19,400    243,839
    en-japan, Inc.                                               475    795,046
#*  Enshu, Ltd.                                              263,000    549,517
    Fujikura, Ltd.                                         2,032,000  7,614,657
#*  Fujisash Co., Ltd.                                       296,200    416,751
    Fujitec Co., Ltd.                                        379,000  4,108,880
#   Fukuda Corp.                                             517,000  2,076,678
    Fukushima Industries Corp.                                33,200    901,688
    Fukuyama Transporting Co., Ltd.                          657,400  3,671,000
#   Funai Consulting, Inc.                                   109,400    838,196
    Furukawa Co., Ltd.                                     1,747,000  2,244,873
#   Furukawa Electric Co., Ltd.                            2,638,000  6,675,660
#   Furusato Industries, Ltd.                                 50,600    506,226
    Futaba Corp.                                             154,300  2,151,966
    Gecoss Corp.                                             112,400    881,821
    Glory, Ltd.                                              246,600  6,776,425
    Hamakyorex Co., Ltd.                                      37,600  1,331,674
#   Hanwa Co., Ltd.                                        1,077,000  4,060,774
    Harmonic Drive Systems, Inc.                                 700     14,386
#   Hazama Ando Corp.                                        743,700  1,753,202
    Hibiya Engineering, Ltd.                                 130,400  1,279,177
    Hisaka Works, Ltd.                                       115,000  1,069,243
#*  Hitachi Cable, Ltd.                                      877,000  1,516,618
    Hitachi Koki Co., Ltd.                                   291,400  2,531,190
    Hitachi Metals Techno, Ltd.                               56,500    416,386
    Hitachi Zosen Corp.                                    4,351,500  7,235,520
    Hokuetsu Industries Co., Ltd.                             85,000    207,619
    Hokuriku Electrical Construction Co., Ltd.                64,000    249,965
    Hosokawa Micron Corp.                                    149,000  1,333,370
#   Howa Machinery, Ltd.                                     705,000    933,384
    Ichiken Co., Ltd.                                         87,000    170,036
    ICHINEN HOLDINGS Co., Ltd.                               100,300    739,448
#   Idec Corp.                                               145,700  1,298,520
#   Iino Kaiun Kaisha, Ltd.                                  284,900  1,982,484
    Inaba Denki Sangyo Co., Ltd.                             104,400  3,082,781
    Inaba Seisakusho Co., Ltd.                                58,800    850,191
    Inabata & Co., Ltd.                                      317,300  2,487,960
#*  Inui Steamship Co., Ltd.                                 128,800    567,335
    Inui Warehouse Co., Ltd.                                   9,900     90,104
#   Iseki & Co., Ltd.                                        946,000  3,444,834
    Ishii Iron Works Co., Ltd.                                 2,000      6,881
#*  Ishikawa Seisakusho, Ltd.                                 46,000     68,751
    Itoki Corp.                                              205,900  1,290,148
#*  Iwasaki Electric Co., Ltd.                               367,000    771,866
    Iwatani Corp.                                          1,002,000  4,474,643

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Industrials -- (Continued)
#   Jalux, Inc.                                               40,800 $  406,171
#   Jamco Corp.                                               80,000    823,813
#   Japan Airport Terminal Co., Ltd.                         224,500  3,467,569
#   Japan Foundation Engineering Co., Ltd.                   162,500    555,782
    Japan Pulp & Paper Co., Ltd.                             469,000  1,433,796
    Japan Transcity Corp.                                    246,000    978,381
    JK Holdings Co., Ltd.                                     92,540    638,626
    Kamei Corp.                                              153,000  1,549,558
    Kanaden Corp.                                            116,000    747,944
    Kanagawa Chuo Kotsu Co., Ltd.                            192,000  1,260,159
    Kanamoto Co., Ltd.                                       135,000  3,116,775
    Kandenko Co., Ltd.                                       542,000  2,462,677
*   Kanematsu Corp.                                        2,253,625  3,125,515
*   Kanematsu-NNK Corp.                                      125,000    232,492
    Katakura Industries Co., Ltd.                            132,100  2,286,722
#   Kato Works Co., Ltd.                                     287,000  1,055,056
#   KAWADA TECHNOLOGIES, Inc.                                 69,200  1,857,589
    Kawasaki Kinkai Kisen Kaisha, Ltd.                        99,000    303,763
    Kawasaki Kisen Kaisha, Ltd.                            3,720,000  8,185,247
#   Keihin Co. Ltd/Minato-Ku Tokyo Japan                     245,000    502,408
*   KI Holdings Co., Ltd.                                     54,000    120,808
    Kimura Chemical Plants Co., Ltd.                         101,000    380,123
    King Jim Co., Ltd.                                        21,500    174,600
    Kinki Sharyo Co., Ltd.                                   185,000    595,126
    Kintetsu World Express, Inc.                              82,800  2,982,055
    Kitagawa Iron Works Co., Ltd.                            475,000    824,558
    Kitano Construction Corp.                                242,000    541,593
    Kitazawa Sangyo Co., Ltd.                                 54,500    106,399
    Kito Corp.                                                37,300    396,427
    Kitz Corp.                                               497,800  2,876,960
    Kobelco Eco-Solutions Co., Ltd.                            8,000     24,543
    Koike Sanso Kogyo Co., Ltd.                              149,000    347,533
    Kokusai Co., Ltd.                                         19,600    144,128
    Kokuyo Co., Ltd.                                         445,125  3,591,135
#   KOMAIHALTEC, Inc.                                        200,000    508,396
    Komatsu Wall Industry Co., Ltd.                           48,300  1,163,288
    Komori Corp.                                             407,800  5,055,613
    Kondotec, Inc.                                           114,100    698,250
#*  Kosaido Co., Ltd.                                        316,800  1,354,647
    KRS Corp.                                                 37,200    370,806
*   Kumagai Gumi Co., Ltd.                                   852,800  1,034,568
#   Kuroda Electric Co., Ltd.                                172,500  2,292,983
    Kyodo Printing Co., Ltd.                                 540,000  2,048,393
#*  Kyokuto Boeki Kaisha, Ltd.                                58,000    146,328
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         210,100  2,203,082
    Kyoritsu Printing Co., Ltd.                                5,400     13,606
    Kyosan Electric Manufacturing Co., Ltd.                  278,000    922,772
    Kyowa Exeo Corp.                                         482,300  5,694,474
    Kyudenko Corp.                                           222,000  1,039,381
*   Lonseal Corp.                                            116,000    178,707
#   Maeda Corp.                                              845,000  4,053,006
    Maeda Road Construction Co., Ltd.                        360,000  5,446,415
    Maezawa Industries, Inc.                                  35,700    132,224

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Industrials -- (Continued)
    Maezawa Kasei Industries Co., Ltd.                        50,700 $  559,420
    Maezawa Kyuso Industries Co., Ltd.                        52,800    727,444
    Makino Milling Machine Co., Ltd.                         576,000  3,425,205
    Marubeni Construction Material Lease Co., Ltd.            75,000    174,019
    Marufuji Sheet Piling Co., Ltd.                            7,000     17,217
    Maruka Machinery Co., Ltd.                                28,100    374,708
    Maruwn Corp.                                              28,800     68,239
#   Maruyama Manufacturing Co., Inc.                         237,000    694,844
    Maruzen Showa Unyu Co., Ltd.                             309,000  1,110,743
    Matsuda Sangyo Co., Ltd.                                  82,582  1,196,661
    Matsui Construction Co., Ltd.                            128,600    464,144
    Max Co., Ltd.                                            196,000  2,236,374
#   Meidensha Corp.                                          984,050  2,941,960
#   Meiji Shipping Co., Ltd.                                 114,200    586,734
    Meisei Industrial Co., Ltd.                              218,000    994,275
    Meitec Corp.                                             156,900  4,043,303
    Meito Transportation Co., Ltd.                            22,000    145,212
#   Meiwa Corp.                                              166,400    717,348
    Mesco, Inc.                                               26,000    150,934
#   Minebea Co., Ltd.                                      1,975,000  6,312,098
    Mirait Holdings Corp.                                    355,485  3,839,170
    Mitani Corp.                                              60,600  1,079,667
#*  Mitsubishi Kakoki Kaisha, Ltd.                           369,000    755,422
#   Mitsubishi Nichiyu Forklift Co., Ltd.                    146,000    572,079
    Mitsubishi Pencil Co., Ltd.                              104,500  2,212,937
    Mitsuboshi Belting Co., Ltd.                             293,000  1,573,414
#   Mitsui Engineering & Shipbuilding Co., Ltd.            4,072,000  7,534,417
#   Mitsui Matsushima Co., Ltd.                              737,000  1,428,189
#   Mitsui-Soko Co., Ltd.                                     71,000    484,020
    Mitsumura Printing Co., Ltd.                              93,000    256,196
#   Miura Co., Ltd.                                          157,300  3,703,117
#*  Miyaji Engineering Group, Inc.                           674,175  1,180,060
#   Mori Seiki Co., Ltd.                                     541,700  6,807,497
    Morita Holdings Corp.                                    239,000  2,023,725
    Moshi Moshi Hotline, Inc.                                238,800  3,536,746
    NAC Co., Ltd.                                             50,800    901,774
#   Nachi-Fujikoshi Corp.                                    913,000  4,080,559
    Nagase & Co., Ltd.                                        23,400    299,594
    Nakabayashi Co., Ltd.                                    217,000    458,977
    Nakano Corp.                                               5,500     14,524
    Namura Shipbuilding Co., Ltd.                            122,700    661,734
    Narasaki Sangyo Co., Ltd.                                 56,000    115,095
    NDS Co., Ltd.                                            230,000    715,027
#   NEC Capital Solutions, Ltd.                               45,100  1,672,125
#   Nichias Corp.                                            553,000  3,379,446
    Nichiban Co., Ltd.                                       122,000    509,601
    Nichiden Corp.                                            24,400    576,415
    Nichiha Corp.                                            126,180  2,022,488
    Nichireki Co., Ltd.                                      138,000  1,008,109
#   Nihon M&A Center, Inc.                                    51,700  2,727,167
    Nihon Trim Co., Ltd.                                      15,250    861,415
    Nikkato Corp.                                                700      3,081
    Nikko Co., Ltd.                                          144,000    567,462

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Industrials -- (Continued)
    Nippo Corp.                                              322,000 $4,825,574
#   Nippon Carbon Co., Ltd.                                  663,000  1,552,830
*   Nippon Conveyor Co., Ltd.                                194,000    167,259
    Nippon Densetsu Kogyo Co., Ltd.                          195,000  2,187,545
#   Nippon Filcon Co., Ltd.                                   70,900    310,329
    Nippon Hume Corp.                                        112,000    739,144
    Nippon Jogesuido Sekkei Co., Ltd.                         29,500    399,544
#   Nippon Kanzai Co., Ltd.                                   43,000    708,011
    Nippon Koei Co., Ltd.                                    367,000  1,442,727
    Nippon Konpo Unyu Soko Co., Ltd.                         313,300  4,837,532
    Nippon Parking Development Co., Ltd.                       7,887    641,734
*   Nippon Rietec Co., Ltd.                                    5,000     29,747
    Nippon Road Co., Ltd. (The)                              395,000  2,362,447
#   Nippon Seisen Co., Ltd.                                  103,000    429,455
#   Nippon Sharyo, Ltd.                                      391,000  2,024,777
#*  Nippon Sheet Glass Co., Ltd.                           5,424,000  6,252,499
#   Nippon Signal Co., Ltd.                                  291,200  2,344,411
    Nippon Steel Trading Co., Ltd.                           294,000    888,147
#   Nippon Thompson Co., Ltd.                                375,000  1,872,237
    Nippon Tungsten Co., Ltd.                                 80,000    124,867
    Nishi-Nippon Railroad Co., Ltd.                            1,000      4,098
    Nishimatsu Construction Co., Ltd.                      1,855,000  3,555,527
    Nishio Rent All Co., Ltd.                                 84,700  1,839,676
#   Nissei Corp.                                              37,900    338,923
    Nissei Plastic Industrial Co., Ltd.                      286,700  2,272,492
*   Nissha Printing Co., Ltd.                                  5,200     84,027
    Nisshinbo Holdings, Inc.                                 778,000  5,651,862
    Nissin Corp.                                             374,000  1,098,479
#   Nissin Electric Co., Ltd.                                284,000  1,413,218
    Nitchitsu Co., Ltd.                                       58,000    110,128
    Nitta Corp.                                              112,800  2,527,549
#*  Nitto Boseki Co., Ltd.                                   727,000  2,564,260
    Nitto Kogyo Corp.                                        149,000  2,220,056
    Nitto Kohki Co., Ltd.                                     68,300  1,302,197
    Nitto Seiko Co., Ltd.                                    135,000    516,049
#   Nittoc Construction Co., Ltd.                            143,500    568,175
#   Nittoku Engineering Co., Ltd.                             79,500    787,369
    Noda Corp.                                               161,700    830,860
    Nomura Co., Ltd.                                         220,000  1,589,274
#   Noritake Co. Ltd/Nagoya Japan                            588,000  1,587,842
    Noritz Corp.                                             164,200  3,484,040
*   NS United Kaiun Kaisha, Ltd.                             568,000  1,056,756
#   NTN Corp.                                              2,638,000  6,727,343
    Obara Group, Inc.                                         58,700  1,419,582
#   Obayashi Road Corp.                                      175,000    839,749
    Odelic Co., Ltd.                                           3,300    146,775
    Oiles Corp.                                              136,742  2,752,119
    Okabe Co., Ltd.                                          217,600  2,255,471
*   Okamoto Machine Tool Works, Ltd.                         166,000    248,670
    Okamura Corp.                                            349,900  2,652,784
*   OKI Electric Cable Co., Ltd.                              90,000    132,203
#   OKK Corp.                                                393,000    779,620
#   OKUMA Corp.                                              792,000  6,199,281

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Industrials -- (Continued)
    Okumura Corp.                                            951,400 $3,854,940
    Onoken Co., Ltd.                                          73,400    754,212
    Organo Corp.                                             221,000  1,255,989
#   OSG Corp.                                                401,700  6,111,819
    Oyo Corp.                                                109,600  1,796,371
#*  Pasco Corp.                                              107,000    468,037
#   Pasona Group, Inc.                                         1,035    827,215
#   Penta-Ocean Construction Co., Ltd.                     1,646,000  4,232,652
    Pilot Corp.                                                  811  3,303,629
    Prestige International, Inc.                              25,800    327,257
    Pronexus, Inc.                                           133,200  1,104,490
    PS Mitsubishi Construction Co., Ltd.                       5,300     27,290
    Raito Kogyo Co., Ltd.                                    286,500  1,608,012
    Rheon Automatic Machinery Co., Ltd.                       64,000    148,542
#   Ryobi, Ltd.                                              710,200  1,666,252
#   Sakai Heavy Industries, Ltd.                             224,000    702,992
    Sakai Moving Service Co., Ltd.                             8,400    202,267
    Sanki Engineering Co., Ltd.                              340,000  1,934,407
#   Sanko Metal Industrial Co., Ltd.                         136,000    321,653
*   Sankyo Tateyama, Inc.                                    171,000  4,719,451
    Sankyu, Inc.                                           1,490,000  6,659,659
    Sanritsu Corp.                                             9,500     60,150
    Sanwa Holdings Corp.                                   1,215,000  7,373,305
#   Sanyo Denki Co., Ltd.                                    223,000  1,697,342
    Sanyo Engineering & Construction, Inc.                    48,000    167,942
    Sanyo Industries, Ltd.                                    99,000    222,956
#*  Sasebo Heavy Industries Co., Ltd.                        685,000    886,770
#   Sata Construction Co., Ltd.                              384,000    370,966
#   Sato Holdings Corp.                                      115,100  2,413,307
    Sato Shoji Corp.                                          65,300    394,290
    SBS Holdings, Inc.                                         2,600     35,678
    Secom Joshinetsu Co., Ltd.                                33,900    826,720
    Seibu Electric Industry Co., Ltd.                         67,000    297,513
    Seika Corp.                                              322,000    820,808
#*  Seikitokyu Kogyo Co., Ltd.                               610,000    614,409
    Seino Holdings Co., Ltd.                                 763,000  6,674,879
    Sekisui Jushi Corp.                                      168,000  2,333,540
#   Senko Co., Ltd.                                          497,000  2,694,676
    Senshu Electric Co., Ltd.                                 37,300    532,351
#   Shibusawa Warehouse Co., Ltd. (The)                      256,000  1,553,597
    Shibuya Kogyo Co., Ltd.                                   80,200    730,437
#   Shima Seiki Manufacturing, Ltd.                          152,300  3,297,325
    Shin Nippon Air Technologies Co., Ltd.                    88,780    527,556
#   Shin-Keisei Electric Railway Co., Ltd.                   174,000    694,188
    Shinmaywa Industries, Ltd.                               473,000  3,851,491
    Shinnihon Corp.                                          194,800    686,566
    Shinsho Corp.                                            244,000    485,737
    Shinwa Co. Ltd/Nagoya                                      7,700     93,559
#   SHO-BOND Holdings Co., Ltd.                               35,000  1,477,227
    Shoko Co., Ltd.                                          390,000    584,652
#   Showa Aircraft Industry Co., Ltd.                         53,000    762,364
#   Sinfonia Technology Co., Ltd.                            574,000    978,792
    Sinko Industries, Ltd.                                    53,400    507,371

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Industrials -- (Continued)
    Sintokogio, Ltd.                                         256,700 $2,324,702
    Soda Nikka Co., Ltd.                                      67,000    281,263
    Sodick Co., Ltd.                                         259,300  1,562,532
    Sohgo Security Services Co., Ltd.                        338,100  5,407,083
    Sotetsu Holdings, Inc.                                   597,000  2,323,461
    Space Co., Ltd.                                           73,420    682,493
    Subaru Enterprise Co., Ltd.                               59,000    213,672
    Sugimoto & Co., Ltd.                                      34,100    298,418
    Sumikin Bussan Corp.                                     545,000  1,780,815
#   Sumitomo Densetsu Co., Ltd.                               98,100  1,505,778
#*  Sumitomo Mitsui Construction Co., Ltd.                 1,744,000  1,775,416
    Sumitomo Precision Products Co., Ltd.                    180,000    778,488
#   Sumitomo Warehouse Co., Ltd. (The)                       754,000  5,402,120
*   SWCC Showa Holdings Co., Ltd.                          1,732,000  1,798,832
    Tadano, Ltd.                                             578,579  7,242,471
    Taihei Dengyo Kaisha, Ltd.                               193,000  1,176,124
    Taihei Kogyo Co., Ltd.                                   274,000    970,728
#   Taiheiyo Kouhatsu, Inc.                                  353,000    476,145
    Taikisha, Ltd.                                           162,300  3,678,017
    Takada Kiko Co., Ltd.                                    154,000    369,104
    Takano Co., Ltd.                                          51,100    244,000
#   Takaoka Toko Holdings Co., Ltd.                           44,820    610,435
#   Takara Printing Co., Ltd.                                 38,055    313,689
    Takara Standard Co., Ltd.                                509,000  3,994,059
    Takasago Thermal Engineering Co., Ltd.                   325,400  2,567,362
#   Takashima & Co., Ltd.                                    192,000    583,239
    Takeei Corp.                                              27,100  1,125,273
#   Takeuchi Manufacturing Co., Ltd.                          66,400  1,536,895
    Takigami Steel Construction Co., Ltd. (The)               50,000    172,490
    Takisawa Machine Tool Co., Ltd.                          349,000    670,961
    Takuma Co., Ltd.                                         392,000  2,378,532
#   Tanseisha Co., Ltd.                                      106,000    535,686
#   Tatsuta Electric Wire and Cable Co., Ltd.                237,000  1,694,768
    TECHNO ASSOCIE Co., Ltd.                                  58,400    539,348
#   Techno Ryowa, Ltd.                                        71,390    316,396
    Teikoku Electric Manufacturing Co., Ltd.                  35,300    671,262
    Teikoku Sen-I Co., Ltd.                                  119,000  1,133,823
#*  Tekken Corp.                                             763,000  1,059,364
    Temp Holdings Co., Ltd.                                   48,600  1,055,529
    Teraoka Seisakusho Co., Ltd.                              53,600    234,876
*   Toa Corp.                                              1,046,000  1,611,051
#   TOA ROAD Corp.                                           241,000  1,318,875
#*  Tobishima Corp.                                          579,800    761,465
    Tocalo Co., Ltd.                                          81,400  1,192,024
#   Toda Corp.                                             1,127,000  3,322,986
    Toenec Corp.                                             212,000    960,310
    TOKAI Holdings Corp.                                     484,300  1,577,912
    Tokai Lease Co., Ltd.                                    154,000    306,936
    Tokyo Energy & Systems, Inc.                             143,000    700,925
#   Tokyo Keiki, Inc.                                        319,000    706,205
    Tokyo Sangyo Co., Ltd.                                    81,000    260,254
    Tokyu Community Corp.                                     32,900  1,707,980
#*  Tokyu Construction Co., Ltd.                             462,780  1,116,691

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Industrials -- (Continued)
    Toli Corp.                                             252,000 $    567,334
#   Tomoe Corp.                                            150,100      601,689
#   Tomoe Engineering Co., Ltd.                             36,200      744,057
    Tonami Holdings Co., Ltd.                              331,000      757,782
    Toppan Forms Co., Ltd.                                 273,200    2,564,646
#   Torishima Pump Manufacturing Co., Ltd.                 111,200      904,805
    Toshiba Machine Co., Ltd.                              641,000    3,919,732
#   Toshiba Plant Systems & Services Corp.                 228,450    3,093,259
#   Tosho Printing Co., Ltd.                               243,000      764,763
#   Totetsu Kogyo Co., Ltd.                                140,300    2,345,883
#   Toyo Construction Co., Ltd.                            340,800    1,031,694
#   Toyo Denki Seizo - Toyo Electric Manufacturing Co.,
      Ltd.                                                 213,000      729,179
    Toyo Engineering Corp.                                 610,400    2,920,877
    Toyo Machinery & Metal Co., Ltd.                        42,400      109,399
#   Toyo Tanso Co., Ltd.                                    68,900    1,506,793
#   Toyo Wharf & Warehouse Co., Ltd.                       315,000      692,570
    Trancom Co., Ltd.                                       28,900      833,363
    Trinity Industrial Corp.                                19,000       79,300
    Trusco Nakayama Corp.                                  107,400    2,219,653
    Tsubakimoto Chain Co.                                  774,700    4,151,296
    Tsubakimoto Kogyo Co., Ltd.                            113,000      308,379
#*  Tsudakoma Corp.                                        272,000      590,499
#   Tsugami Corp.                                          368,000    1,892,432
    Tsukishima Kikai Co., Ltd.                             127,000    1,195,801
    Tsurumi Manufacturing Co., Ltd.                         94,000      820,120
    TTK Co., Ltd.                                           62,000      290,866
    Uchida Yoko Co., Ltd.                                  331,000    1,037,439
#   Ueki Corp.                                             385,000      788,480
    Union Tool Co.                                          64,700    1,431,944
    Ushio, Inc.                                            198,600    2,023,560
    Utoc Corp.                                              92,900      324,873
#*  Wakachiku Construction Co., Ltd.                     1,204,000    1,411,245
    Wakita & Co., Ltd.                                     135,000    1,688,419
#   Weathernews, Inc.                                       37,900      928,979
    Yahagi Construction Co., Ltd.                          147,200      645,735
    YAMABIKO Corp.                                          34,482      985,106
    Yamato Corp.                                            82,000      327,643
    Yamaura Corp.                                           28,000       88,317
    Yamazen Corp.                                          305,500    1,945,567
    Yasuda Warehouse Co., Ltd. (The)                        95,800    1,139,656
    Yokogawa Bridge Holdings Corp.                         170,400    1,792,579
    Yondenko Corp.                                         132,800      445,819
    Yuasa Trading Co., Ltd.                                989,000    2,092,683
#   Yuken Kogyo Co., Ltd.                                  176,000      417,245
    Yurtec Corp.                                           256,000      802,533
#   Yusen Logistics Co., Ltd.                              103,200    1,086,611
#   Yushin Precision Equipment Co., Ltd.                    46,834      877,571
                                                                   ------------
Total Industrials                                                   626,125,347
                                                                   ------------
Information Technology -- (9.1%)
#   1st Holdings, Inc.                                      75,100      678,166
#   A&D Co., Ltd.                                           89,000      515,445
    Ai Holdings Corp.                                      255,500    2,555,820

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Information Technology -- (Continued)
#   Aichi Tokei Denki Co., Ltd.                              192,000 $  524,172
#   Aiphone Co., Ltd.                                         80,400  1,318,102
    Allied Telesis Holdings KK                               470,700    430,864
    Alpha Systems, Inc.                                       34,760    508,339
    Alps Electric Co., Ltd.                                1,084,100  8,264,325
    Amano Corp.                                              332,800  3,568,188
    AOI Electronic Co., Ltd.                                  35,200    597,480
    Argo Graphics, Inc.                                       23,500    351,823
*   Arisawa Manufacturing Co., Ltd.                          186,600    673,030
    Asahi Net, Inc.                                           74,000    378,799
#   Axell Corp.                                               36,900    766,665
    Azbil Corp.                                               19,400    418,905
#   Bit-isle, Inc.                                            76,000  1,084,956
    CAC Corp.                                                 71,400    742,953
    Canon Electronics, Inc.                                  127,100  2,587,890
    Chino Corp.                                              165,000    375,680
*   CMK Corp.                                                263,200    917,149
    Computer Engineering & Consulting, Ltd.                   69,400    486,446
    Core Corp.                                                37,100    283,921
    Cresco, Ltd.                                              23,200    187,433
    Cybernet Systems Co., Ltd.                                   120     38,866
    Cybozu, Inc.                                               1,157    303,741
#   Dai-ichi Seiko Co., Ltd.                                  53,200    780,423
#*  Dainippon Screen Manufacturing Co., Ltd.                 105,000    541,572
    Daishinku Corp.                                          185,000    581,685
    Daito Electron Co., Ltd.                                   5,900     27,157
#   Daiwabo Holdings Co., Ltd.                             1,152,000  2,176,581
    Denki Kogyo Co., Ltd.                                    319,000  1,480,420
#   Digital Garage, Inc.                                         579  2,131,472
#   DKK-Toa Corp.                                             38,200    200,022
    DTS Corp.                                                114,000  1,905,945
    Eizo Corp.                                                99,300  1,719,520
    Elecom Co., Ltd.                                          31,200    434,905
#   Elematec Corp.                                            36,571    493,487
#   EM Systems Co., Ltd.                                      10,800    194,637
#   Enplas Corp.                                              45,000  2,613,789
    ESPEC Corp.                                              123,100  1,023,217
    Excel Co., Ltd.                                           35,000    355,057
#   F@N Communications, Inc.                                  31,000    847,385
    Faith, Inc.                                                2,791    335,241
#   Ferrotec Corp.                                           179,000    749,688
    Fuji Electronics Co., Ltd.                                55,100    698,251
#   Fuji Soft, Inc.                                          120,000  3,209,950
    Fujitsu Frontech, Ltd.                                    77,500    517,550
    Furuno Electric Co., Ltd.                                 61,700    489,102
    Furuya Metal Co., Ltd.                                     9,400    247,585
    Future Architect, Inc.                                     1,148    578,779
#   GMO internet, Inc.                                       405,300  5,305,931
    GMO Payment Gateway, Inc.                                 15,100    340,815
    Gurunavi, Inc.                                            74,400  1,104,138
    Hakuto Co., Ltd.                                          85,700    876,792
#   Hioki EE Corp.                                            40,800    654,149
#   Hitachi Kokusai Electric, Inc.                           176,500  2,078,610

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
Information Technology -- (Continued)
    Hochiki Corp.                                             97,000 $  461,834
    Hokuriku Electric Industry Co., Ltd.                     398,000    499,721
    Horiba, Ltd.                                             218,850  7,912,424
    Hosiden Corp.                                            351,400  2,012,010
    I-Net Corp/Kanagawa                                       47,800    355,068
    Icom, Inc.                                                49,700  1,231,667
#*  Ikegami Tsushinki Co., Ltd.                              174,000    162,530
    Ines Corp.                                               202,300  1,528,791
    Infocom Corp.                                                369    657,548
    Information Services International-Dentsu, Ltd.           76,700    902,071
    Innotech Corp.                                            92,200    404,871
    Internet Initiative Japan, Inc.                          120,000  4,855,714
    Iriso Electronics Co., Ltd.                               42,100    947,062
    IT Holdings Corp.                                        445,001  6,680,243
#   ITC Networks Corp.                                        99,100    897,039
    Itfor, Inc.                                               59,100    291,463
    Iwatsu Electric Co., Ltd.                                541,000    627,640
    Japan Aviation Electronics Industry, Ltd.                349,600  3,029,654
    Japan Cash Machine Co., Ltd.                              64,615  1,166,487
    Japan Digital Laboratory Co., Ltd.                       117,300  1,446,641
#*  Japan Radio Co., Ltd.                                    304,000  1,154,755
#   Jastec Co., Ltd.                                          61,400    439,879
    JBCC Holdings, Inc.                                       83,000    778,893
    JFE Systems, Inc.                                             32     27,928
    JIEC Co., Ltd.                                                14     15,499
#*  Justsystems Corp.                                        134,700    834,470
    Kaga Electronics Co., Ltd.                               116,400    954,014
    Kanematsu Electronics, Ltd.                               83,100  1,032,586
#*  KLab, Inc.                                               101,200    631,062
    Koa Corp.                                                181,600  1,956,413
    Kyoden Co., Ltd.                                         156,900    216,087
#   Kyoei Sangyo Co., Ltd.                                    97,000    167,572
    Kyowa Electronics Instruments Co., Ltd.                   56,000    182,114
    LAC Co., Ltd.                                             49,700    321,870
    Lasertec Corp.                                            49,200  1,200,864
    Macnica, Inc.                                             57,900  1,187,204
#   Macromill, Inc.                                          105,800  1,514,280
    Marubun Corp.                                             98,500    452,242
#   Maruwa Co. Ltd/Aichi                                      53,100  1,617,178
    Marvelous AQL, Inc.                                        1,634    926,719
*   Megachips Corp.                                           25,900    392,857
#   Meiko Electronics Co., Ltd.                               70,200    494,891
#   Meisei Electric Co., Ltd.                                307,000    318,401
#   Melco Holdings, Inc.                                      77,000  1,271,295
*   Micronics Japan Co., Ltd.                                 11,500     58,054
    Mimasu Semiconductor Industry Co., Ltd.                   94,181    953,316
#   Miraial Co., Ltd.                                         27,300    566,555
    Miroku Jyoho Service Co., Ltd.                           105,000    379,664
#   Mitsubishi Research Institute, Inc.                       17,100    366,224
    Mitsui High-Tec, Inc.                                    144,700  1,039,994
    Mitsui Knowledge Industry Co., Ltd.                        3,643    616,333
*   Mitsumi Electric Co., Ltd.                               549,800  3,150,003
#   MTI, Ltd.                                                 11,000     91,928

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
Information Technology -- (Continued)
#   Mutoh Holdings Co., Ltd.                                 160,000 $  397,734
    Nagano Keiki Co., Ltd.                                     5,500     40,353
    Nakayo Telecommunications, Inc.                          444,000  1,367,165
    NEC Fielding, Ltd.                                        97,600  1,291,534
    NEC Networks & System Integration Corp.                  140,600  3,082,886
    NET One Systems Co., Ltd.                                475,200  4,168,376
    Nichicon Corp.                                           302,300  3,186,134
    Nidec Copal Electronics Corp.                             72,300    342,830
    NIFTY Corp.                                                  422    661,960
#   Nihon Dempa Kogyo Co., Ltd.                              105,700  1,053,320
    Nihon Unisys, Ltd.                                       168,575  1,448,147
#   Nippon Ceramic Co., Ltd.                                  88,600  1,539,994
*   Nippon Chemi-Con Corp.                                   781,000  2,662,493
    Nippon Kodoshi Corp.                                       2,300     22,498
    Nippon Systemware Co., Ltd.                               27,900    126,370
    Nohmi Bosai, Ltd.                                        133,000  1,092,378
    NS Solutions Corp.                                        97,800  1,992,359
    NSD Co., Ltd.                                            202,500  2,307,524
#   Nuflare Technology, Inc.                                     151  1,175,521
    OBIC Business Consultants, Ltd.                           24,400  1,389,601
    Ohara, Inc.                                               47,600    325,413
#   Okaya Electric Industries Co., Ltd.                       73,000    258,276
    ONO Sokki Co., Ltd.                                      114,000    587,018
    Optex Co., Ltd.                                           57,600    855,236
#   Origin Electric Co., Ltd.                                168,000    654,903
#   Osaki Electric Co., Ltd.                                 173,000    915,082
    Panasonic Industrial Devices SUNX Co., Ltd.              110,800    522,907
    Panasonic Information Systems                             15,700    370,105
    PCA Corp.                                                 17,500    193,824
#*  Renesas Electronics Corp.                                 19,700     57,338
    Riken Keiki Co., Ltd.                                     81,400    565,291
    Riso Kagaku Corp.                                         89,500  1,711,332
#   Roland DG Corp.                                           59,900    882,300
    Ryoden Trading Co., Ltd.                                 173,000  1,117,078
    Ryosan Co., Ltd.                                         189,600  3,438,002
    Ryoyo Electro Corp.                                      113,200  1,022,252
#   Sanken Electric Co., Ltd.                                610,000  2,856,201
    Sanshin Electronics Co., Ltd.                            154,200    972,329
    Satori Electric Co., Ltd.                                 79,080    427,333
    Saxa Holdings, Inc.                                      307,000    590,382
    Shibaura Electronics Co., Ltd.                            15,500    193,350
#*  Shibaura Mechatronics Corp.                              191,000    480,335
    Shindengen Electric Manufacturing Co., Ltd.              410,000  1,683,592
    Shinkawa, Ltd.                                            68,300    462,991
    Shinko Electric Industries Co., Ltd.                     403,000  4,109,409
    Shinko Shoji Co., Ltd.                                   125,200  1,217,236
    Shizuki Electric Co., Inc.                               103,000    363,321
#   Siix Corp.                                                87,200  1,315,887
#   Simplex Holdings, Inc.                                     1,925    751,083
#   SMK Corp.                                                347,000  1,018,675
    Softbank Technology Corp.                                    500      7,008
*   Softbrain Co., Ltd.                                           77     14,195
    Soshin Electric Co., Ltd.                                  4,600     16,428

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Information Technology -- (Continued)
#   Square Enix Holdings Co., Ltd.                         351,600 $  4,321,069
    SRA Holdings                                            51,300      585,976
    Star Micronics Co., Ltd.                               221,600    2,575,545
#   Sumida Corp.                                            75,749      387,249
    Sun-Wa Technos Corp.                                    12,600      113,026
#   Systena Corp.                                          112,300      982,336
    Tachibana Eletech Co., Ltd.                             62,600      607,416
    Taiyo Yuden Co., Ltd.                                  619,100    8,967,824
    Tamura Corp.                                           422,000      875,226
    Tecmo Koei Holdings Co., Ltd.                          150,730    1,363,579
    Teikoku Tsushin Kogyo Co., Ltd.                        215,000      451,038
    Thine Electronics, Inc.                                  3,300       21,973
    TKC Corp.                                              110,100    1,947,761
#   Tokyo Electron Device, Ltd.                                342      551,995
#   Tokyo Seimitsu Co., Ltd.                               212,400    4,674,791
    Tomen Devices Corp.                                      2,400       43,772
    Tomen Electronics Corp.                                 61,000      792,074
    Tose Co., Ltd.                                          22,100      147,043
    Toshiba TEC Corp.                                      642,000    3,793,606
    Toukei Computer Co., Ltd.                               26,810      381,343
#   Towa Corp.                                             112,000      691,521
    Toyo Corp.                                             152,500    2,193,694
    Transcosmos, Inc.                                      137,700    1,923,347
    UKC Holdings Corp.                                      58,900    1,378,301
*   Ulvac, Inc.                                            232,200    1,816,264
#*  Uniden Corp.                                           377,000      900,952
#   UT Holdings Co., Ltd.                                      723      653,698
    Wacom Co., Ltd.                                            473    2,167,945
    Wellnet Corp.                                           27,500      291,978
    Y A C Co., Ltd.                                         37,700      211,033
*   Yamaichi Electronics Co., Ltd.                          75,700      130,560
    Yashima Denki Co., Ltd.                                  5,100       21,334
    Yokowo Co., Ltd.                                        81,500      476,614
#   Zappallas, Inc.                                            522      512,251
    Zuken, Inc.                                             94,600      675,215
                                                                   ------------
Total Information Technology                                        231,569,273
                                                                   ------------
Materials -- (9.7%)
    Achilles Corp.                                         874,000    1,255,872
    ADEKA Corp.                                            482,800    4,346,683
    Agro-Kanesho Co., Ltd.                                  14,000       92,051
    Aichi Steel Corp.                                      575,000    2,350,240
    Alconix Corp.                                           25,700      514,634
    Arakawa Chemical Industries, Ltd.                       79,200      645,283
    Araya Industrial Co., Ltd.                             276,000      396,702
    Asahi Holdings, Inc.                                   139,150    2,816,990
    Asahi Organic Chemicals Industry Co., Ltd.             391,000      885,998
#   Asahi Printing Co., Ltd.                                   800       22,031
    C Uyemura & Co., Ltd.                                   14,000      572,040
    Chuetsu Pulp & Paper Co., Ltd.                         568,000      875,922
#*  Chugai Mining Co., Ltd.                              1,011,600      434,681
    Chugoku Marine Paints, Ltd.                            341,000    1,721,481
    Chuo Denki Kogyo Co., Ltd.                             100,100      359,325

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Materials -- (Continued)
*   Co-Op Chemical Co., Ltd.                                 159,000 $  215,479
#   Dai Nippon Toryo Co., Ltd.                               683,000  1,255,199
    Dai-Ichi Kogyo Seiyaku Co., Ltd.                         195,000    503,009
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                    14,300    268,297
#   Daiken Corp.                                             401,000  1,096,388
    Daiki Aluminium Industry Co., Ltd.                       132,000    289,007
    Dainichiseika Color & Chemicals Manufacturing Co.,
      Ltd.                                                   376,000  1,757,023
#   Daio Paper Corp.                                         485,500  2,914,067
    Daiso Co., Ltd.                                          411,000  1,207,493
    DC Co., Ltd.                                             113,900    380,225
    Dynapac Co., Ltd.                                         25,000     70,039
#   Earth Chemical Co., Ltd.                                  37,000  1,308,141
#   FP Corp.                                                  66,900  4,437,408
    Fuji Seal International, Inc.                            121,900  3,437,770
    Fujikura Kasei Co., Ltd.                                 138,000    571,633
    Fujimi, Inc.                                             102,600  1,372,210
    Fujimori Kogyo Co., Ltd.                                  69,200  2,209,892
#   Fumakilla, Ltd.                                           52,000    163,016
#   Furukawa-Sky Aluminum Corp.                              469,000  1,451,361
    Fuso Chemical Co., Ltd.                                    2,100     55,533
    Godo Steel, Ltd.                                         899,000  1,481,956
    Gun-Ei Chemical Industry Co., Ltd.                       347,000    812,640
    Harima Chemicals Group, Inc.                              73,300    354,272
#   Hodogaya Chemical Co., Ltd.                              265,000    599,286
    Hokkan Holdings, Ltd.                                    283,000    869,492
    Hokko Chemical Industry Co., Ltd.                         90,000    314,111
#   Hokuetsu Kishu Paper Co., Ltd.                           862,199  3,834,658
    Honshu Chemical Industry Co., Ltd.                        14,000     81,353
    Ihara Chemical Industry Co., Ltd.                        211,000  1,442,444
#   Ise Chemical Corp.                                        83,000    690,404
#*  Ishihara Sangyo Kaisha, Ltd.                           1,854,500  1,641,176
    Ishizuka Glass Co., Ltd.                                 109,000    214,235
    Japan Carlit Co., Ltd.                                    63,400    442,213
    Japan Pure Chemical Co., Ltd.                                 37     91,661
    JCU Corp.                                                 11,100    557,413
    JSP Corp.                                                103,900  1,519,129
#*  Kanto Denka Kogyo Co., Ltd.                              177,000    453,127
    Katakura Chikkarin Co., Ltd.                              43,000    121,244
#   Kawakin Holdings Co., Ltd.                                11,000     37,402
    Kawasaki Kasei Chemicals, Ltd.                            88,000    110,212
    Koatsu Gas Kogyo Co., Ltd.                               163,493    893,629
    Kogi Corp.                                                30,000     56,717
    Kohsoku Corp.                                             61,900    559,752
    Konishi Co., Ltd.                                         87,400  1,621,676
    Krosaki Harima Corp.                                     260,000    587,811
#   Kumiai Chemical Industry Co., Ltd.                       263,000  1,742,135
#   Kureha Corp.                                             720,500  2,547,324
    Kurimoto, Ltd.                                           702,000  2,396,381
    Kyoei Steel, Ltd.                                         95,200  1,822,235
    Kyowa Leather Cloth Co., Ltd.                             71,700    241,963
    Lintec Corp.                                             252,000  4,588,380
    MEC Co., Ltd.                                             76,300    502,040
    Mitsubishi Paper Mills, Ltd.                           1,471,000  1,453,322

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
Materials -- (Continued)
    Mitsubishi Steel Manufacturing Co., Ltd.                 727,000 $1,560,057
    Mitsui Mining & Smelting Co., Ltd.                     3,218,000  7,252,983
    MORESCO Corp.                                              3,100     40,283
    Mory Industries, Inc.                                    156,000    491,272
*   Nakayama Steel Works, Ltd.                               639,000    466,423
    Neturen Co., Ltd.                                        154,500  1,234,345
#*  New Japan Chemical Co., Ltd.                             182,300    493,747
    Nichia Steel Works, Ltd.                                 175,900    594,740
    Nihon Kagaku Sangyo Co., Ltd.                             78,000    514,468
#   Nihon Nohyaku Co., Ltd.                                  252,000  2,397,131
    Nihon Parkerizing Co., Ltd.                              271,000  5,520,052
    Nihon Yamamura Glass Co., Ltd.                           491,000    973,271
*   Nippon Chemical Industrial Co., Ltd.                     491,000    614,584
    Nippon Chutetsukan KK                                    113,000    288,170
#   Nippon Chuzo KK                                          111,000    160,536
    Nippon Coke & Engineering Co., Ltd.                    1,410,500  1,829,490
#   Nippon Concrete Industries Co., Ltd.                     180,000    593,344
    Nippon Denko Co., Ltd.                                   496,000  1,736,429
#   Nippon Fine Chemical Co., Ltd.                            85,600    598,664
#   Nippon Kasei Chemical Co., Ltd.                          152,000    235,703
#*  Nippon Kinzoku Co., Ltd.                                 264,000    333,767
#*  Nippon Koshuha Steel Co., Ltd.                           458,000    446,919
    Nippon Light Metal Holdings Co., Ltd.                  2,648,500  3,119,535
#*  Nippon Paper Industries Co., Ltd.                        148,100  2,218,349
    Nippon Pillar Packing Co., Ltd.                          112,000    916,900
    Nippon Soda Co., Ltd.                                    785,000  3,656,328
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       289,000  2,768,057
#   Nippon Valqua Industries, Ltd.                           449,000  1,158,857
*   Nippon Yakin Kogyo Co., Ltd.                             801,500  1,096,822
    Nisshin Steel Holdings Co., Ltd.                         318,892  2,683,670
    Nittetsu Mining Co., Ltd.                                375,000  1,816,191
    Nitto FC Co., Ltd.                                        72,000    457,559
    NOF Corp.                                                833,000  4,487,385
    Okamoto Industries, Inc.                                 409,000  1,344,238
    Okura Industrial Co., Ltd.                               305,000  1,346,933
    Osaka Organic Chemical Industry, Ltd.                     66,000    311,782
    Osaka Steel Co., Ltd.                                     77,700  1,423,370
#   OSAKA Titanium Technologies Co.                           95,900  1,908,651
    Pacific Metals Co., Ltd.                                 815,000  4,103,101
    Pack Corp. (The)                                          74,800  1,507,010
#*  Rasa Industries, Ltd.                                    430,000    596,003
#   Rengo Co., Ltd.                                        1,219,000  5,901,717
    Riken Technos Corp.                                      200,000    567,172
#*  S Science Co., Ltd.                                    1,322,000     95,008
    Sakai Chemical Industry Co., Ltd.                        530,000  1,665,827
    Sakata INX Corp.                                         230,000  1,625,423
    Sanyo Chemical Industries, Ltd.                          305,000  1,800,772
#   Sanyo Special Steel Co., Ltd.                            581,300  2,359,737
    Seiko PMC Corp.                                            7,700     37,421
    Sekisui Plastics Co., Ltd.                               231,000    609,280
    Shikoku Chemicals Corp.                                  216,000  1,591,028
    Shin-Etsu Polymer Co., Ltd.                              238,200    882,477
    Shinagawa Refractories Co., Ltd.                         235,000    518,775

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Materials -- (Continued)
    Shinko Wire Co., Ltd.                                  184,000 $    282,919
    Somar Corp.                                             28,000       61,128
#   Stella Chemifa Corp.                                    53,600    1,062,747
    Sumitomo Bakelite Co., Ltd.                          1,095,000    4,443,598
    Sumitomo Light Metal Industries, Ltd.                2,296,000    2,384,281
    Sumitomo Osaka Cement Co., Ltd.                      2,274,000    6,816,692
#   Sumitomo Pipe & Tube Co., Ltd.                         108,100    1,059,352
#   Sumitomo Seika Chemicals Co., Ltd.                     259,000      986,814
    T Hasegawa Co., Ltd.                                   122,900    1,812,456
    T&K Toka Co., Ltd.                                      25,300      617,357
    Taisei Lamick Co., Ltd.                                 26,800      675,198
    Taiyo Holdings Co., Ltd.                                82,400    2,604,479
    Takasago International Corp.                           421,000    2,247,141
    Takiron Co., Ltd.                                      304,000    1,096,995
*   Tanaka Chemical Corp.                                    1,100        5,370
    Tayca Corp.                                            159,000      483,108
    Tenma Corp.                                             87,000    1,130,934
#   Titan Kogyo KK                                          82,000      197,421
    Toagosei Co., Ltd.                                   1,106,000    4,767,557
#   Toda Kogyo Corp.                                       220,000      735,096
#   Toho Titanium Co., Ltd.                                 31,900      274,119
    Toho Zinc Co., Ltd.                                    741,000    2,772,171
    Tokai Carbon Co., Ltd.                               1,127,000    3,806,865
    Tokushu Tokai Paper Co., Ltd.                          551,580    1,208,732
#   Tokuyama Corp.                                       1,889,000    5,083,113
    Tokyo Ohka Kogyo Co., Ltd.                             180,800    3,919,166
#*  Tokyo Rope Manufacturing Co., Ltd.                     752,000    1,020,370
    Tokyo Steel Manufacturing Co., Ltd.                    654,900    2,673,054
    Tokyo Tekko Co., Ltd.                                  232,000      915,574
    Tomoegawa Co., Ltd.                                    125,000      227,407
    Tomoku Co., Ltd.                                       320,000    1,015,562
    Topy Industries, Ltd.                                1,037,000    2,419,914
#   Tosoh Corp.                                          2,648,000    8,733,620
    Toyo Ink SC Holdings Co., Ltd.                       1,076,000    5,020,103
    Toyo Kohan Co., Ltd.                                   279,000      921,787
#   Toyobo Co., Ltd.                                     4,659,000    8,131,029
    TYK Corp.                                              138,000      278,019
    Ube Material Industries, Ltd.                          226,000      543,491
    Wood One Co., Ltd.                                     169,000      557,271
    Yodogawa Steel Works, Ltd.                             786,500    2,973,577
#   Yuki Gosei Kogyo Co., Ltd.                              64,000      216,749
    Yushiro Chemical Industry Co., Ltd.                     60,000      578,920
                                                                   ------------
Total Materials                                                     246,647,928
                                                                   ------------
Telecommunication Services -- (0.0%)
*   Japan Communications, Inc.                               2,056      125,039
    Okinawa Cellular Telephone Co.                          23,200      653,548
                                                                   ------------
Total Telecommunication Services                                        778,587
                                                                   ------------
Utilities -- (0.4%)
#   Hokkaido Gas Co., Ltd.                                 265,000      693,709
    Hokuriku Gas Co., Ltd.                                  99,000      256,040

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                       SHARES       VALUE++
                                                     ----------- --------------
Utilities -- (Continued)
      Okinawa Electric Power Co., Inc. (The)              84,671 $    3,126,398
      Saibu Gas Co., Ltd.                              1,403,000      3,420,315
      Shizuoka Gas Co., Ltd.                             307,000      2,434,036
                                                                 --------------
Total Utilities                                                       9,930,498
                                                                 --------------
TOTAL COMMON STOCKS                                               2,210,066,922
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                     ----------- --------------
SECURITIES LENDING COLLATERAL -- (13.1%)
(S)@  DFA Short Term Investment Fund                  28,694,901    332,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $156,035 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $159,474) to be repurchased at $156,348   $       156        156,347
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                                 332,156,347
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,346,323,895)              $2,542,223,269
                                                                 ==============

                     THE ASIA PACIFIC SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (80.0%)

AUSTRALIA -- (41.8%)
*   AAT Corp., Ltd.                                           9,992 $        --
*   ABM Resources NL                                      4,344,904     145,194
    Acrux, Ltd.                                              10,844      45,583
    Adelaide Brighton, Ltd.                               1,442,564   5,090,254
#   Aditya Birla Minerals, Ltd.                             884,599     312,301
*   AED Oil, Ltd.                                           363,401          --
    Ainsworth Game Technology, Ltd.                         361,760   1,430,085
#*  AJ Lucas Group, Ltd.                                    317,969     425,483
*   Alchemia, Ltd.                                          534,634     213,983
#*  Alcyone Resources, Ltd.                               4,280,423      35,500
#*  Alkane Resources, Ltd.                                1,255,636     719,755
*   Alliance Resources, Ltd.                                444,483      71,510
    Altium, Ltd.                                             13,316      19,498
*   Altona Mining, Ltd.                                   1,108,169     207,730
    AMA Group, Ltd.                                          15,236       5,370
    Amalgamated Holdings, Ltd.                              462,896   4,121,027
#   Amcom Telecommunications, Ltd.                          831,627   1,742,999
#*  Ampella Mining, Ltd.                                    108,829      22,761
    Ansell, Ltd.                                            414,608   6,798,095
#*  Antares Energy, Ltd.                                    988,877     384,737
    AP Eagers, Ltd.                                         235,789   1,186,190
#   APN News & Media, Ltd.                                2,336,480   1,019,373
#*  Aquarius Platinum, Ltd.                               1,580,726     954,038
#*  Aquila Resources, Ltd.                                  358,414     689,511
#*  Arafura Resources, Ltd.                               1,093,749     119,384
#   ARB Corp., Ltd.                                         347,600   4,686,871
    Aristocrat Leisure, Ltd.                              2,580,305  10,545,875
    Arrium, Ltd.                                          6,037,433   5,338,333
#   ASG Group, Ltd.                                         580,428     210,048
*   Aspire Mining, Ltd.                                      34,094       2,231
*   Atlantic, Ltd.                                          170,040      22,662
    Atlas Iron, Ltd.                                      3,449,580   3,000,526
#*  Aurora Oil & Gas, Ltd.                                1,440,095   4,564,443
#   Ausdrill, Ltd.                                        1,508,324   2,379,291
#   Ausenco, Ltd.                                           404,879   1,165,763
#*  Austal, Ltd.                                          1,105,762     762,191
#   Austbrokers Holdings, Ltd.                              138,824   1,514,313
#   Austin Engineering, Ltd.                                197,657   1,045,974
*   Austpac Resources NL                                  2,524,951      44,554
*   Australian Agricultural Co., Ltd.                     1,065,090   1,291,298
    Australian Infrastructure Fund                        3,606,473  11,777,824
    Australian Pharmaceutical Industries, Ltd.            2,452,401   1,233,979
    Australian Vintage, Ltd.                              2,437,348   1,185,999
    Automotive Holdings Group, Ltd.                         707,564   2,987,038
*   Avanco Resources, Ltd.                                2,010,636     125,216
#   AVJennings, Ltd.                                      5,185,036   2,149,164
*   AWE, Ltd.                                             2,398,797   3,212,546
#*  Azimuth Resources, Ltd.                                 334,414     109,624
*   Azumah Resources, Ltd.                                  181,891      10,003
#*  Bandanna Energy, Ltd.                                   622,869      87,536
*   Bannerman Resources, Ltd.                               228,843      14,274

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#*  Bathurst Resources, Ltd.                              1,666,560 $   294,081
#   BC Iron, Ltd.                                           319,431   1,141,701
    Beach Energy, Ltd.                                    5,953,760   8,410,117
*   Beadell Resources, Ltd.                                 544,716     399,950
#*  Berkeley Resources, Ltd.                                434,006     146,484
    Beyond International, Ltd.                               61,256      88,768
#*  Billabong International, Ltd.                         1,600,753     789,161
*   Bionomics, Ltd.                                         324,024     127,760
*   Bisalloy Steel Group, Ltd.                               93,800     111,619
    Blackmores, Ltd.                                         77,384   2,273,014
#*  Blackthorn Resources, Ltd.                              224,195     128,309
*   BlueScope Steel, Ltd.                                 2,479,552  12,767,776
    Boart Longyear, Ltd.                                  2,638,658   2,622,330
#*  Boom Logistics, Ltd.                                    812,985     177,200
*   Boulder Steel, Ltd.                                     362,236       7,152
#   Bradken, Ltd.                                         1,022,589   5,457,992
#   Breville Group, Ltd.                                    598,466   4,331,314
    Brickworks, Ltd.                                        132,797   1,756,936
    BSA, Ltd.                                               666,656     134,912
    BT Investment Management, Ltd.                          193,869     705,574
#*  Buccaneer Energy, Ltd.                                4,354,425     162,512
#   Cabcharge Australia, Ltd.                               579,180   2,870,578
    Calliden Group, Ltd.                                    389,687      92,875
*   Cape Lambert Resources, Ltd.                            373,413      58,178
*   Capral, Ltd.                                             58,499      12,798
#   Cardno, Ltd.                                            545,334   3,684,757
#*  Carnarvon Petroleum, Ltd.                             4,944,854     257,655
#*  Carnegie Wave Energy, Ltd.                              263,165       8,477
#   carsales.com, Ltd.                                    1,220,399  12,244,595
    Cash Converters International, Ltd.                   1,399,051   2,047,020
    CDS Technologies, Ltd                                    13,276          --
#   Cedar Woods Properties, Ltd.                            188,710   1,084,064
*   Centaurus Metals, Ltd.                                  143,557      29,775
*   Central Petroleum, Ltd.                               1,759,865     219,602
    Centrebet International, Ltd. Claim Units                81,336          --
#*  Ceramic Fuel Cells, Ltd.                              3,660,727     212,524
#*  Cerro Resources NL                                    1,961,035     264,819
#   Chalice Gold Mines, Ltd.                                320,684      55,031
#   Challenger, Ltd.                                        198,545     865,669
    Chandler Macleod Group, Ltd.                            338,118     192,699
    ChemGenex Pharmaceuticals, Ltd                          115,291          --
*   Chesser Resources, Ltd.                                 148,340      30,135
#*  Citigold Corp., Ltd.                                  3,765,806     210,871
    Clarius Group, Ltd.                                      45,280      13,858
*   Clinuvel Pharmaceuticals, Ltd.                          111,809     214,422
#   Clough, Ltd.                                          1,527,345   1,870,384
    Clover Corp., Ltd.                                      434,207     270,459
*   CO2 Group, Ltd.                                         469,586      34,079
#*  Coal of Africa, Ltd.                                    668,800     115,199
#*  Coalspur Mines, Ltd.                                  1,239,823     582,040
*   Cobar Consolidated Resources, Ltd.                       75,663      11,395
#*  Cockatoo Coal, Ltd.                                   3,318,970     217,123

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
AUSTRALIA -- (Continued)
    Codan, Ltd.                                             291,223 $ 1,023,424
#*  Coffey International, Ltd.                            1,048,636     262,239
    Collection House, Ltd.                                1,857,569   3,012,625
    Collins Foods, Ltd.                                      80,380     157,535
*   Comet Ridge, Ltd.                                        15,204       3,785
*   Continental Coal, Ltd.                                  134,040       6,420
*   Cooper Energy, Ltd.                                     336,842     147,079
    Coventry Group, Ltd.                                    144,778     456,383
    Credit Corp. Group, Ltd.                                110,382   1,018,145
*   Crusader Resources, Ltd.                                100,920      29,543
#   CSG, Ltd.                                               706,106     536,367
#   CSR, Ltd.                                             2,700,745   5,687,955
    CTI Logistics, Ltd.                                       7,200      15,532
#*  Cudeco, Ltd.                                            399,317   1,565,678
*   Cue Energy Resources, Ltd.                            1,378,665     192,933
    Data#3, Ltd.                                            378,295     456,510
#   David Jones, Ltd.                                     3,152,271   9,743,769
#   Decmil Group, Ltd.                                      728,820   1,412,428
#*  Deep Yellow, Ltd.                                     1,039,981      39,985
    Devine, Ltd.                                            497,498     464,443
#*  Discovery Metals, Ltd.                                1,368,337     482,309
#   Domino's Pizza Enterprises, Ltd.                         14,892     202,292
#   Downer EDI, Ltd.                                      2,033,977  10,369,340
*   Dragon Mining, Ltd.                                     171,966      78,490
#*  Drillsearch Energy, Ltd.                              1,152,575   1,351,007
    DUET Group                                              791,478   2,017,016
#   DuluxGroup, Ltd.                                      2,216,962  10,791,603
#   DWS, Ltd.                                               337,103     530,951
*   EHG Corp., Ltd.                                             482          --
#*  Elders, Ltd.                                          1,419,921     118,058
*   Elemental Minerals, Ltd.                                388,188     191,958
#   Emeco Holdings, Ltd.                                  2,356,615   1,125,824
*   Empire Oil & Gas NL                                     510,093       6,890
#*  Energy Resources of Australia, Ltd.                     690,678     737,417
#*  Energy World Corp., Ltd.                              4,052,461   1,345,880
*   Entek Energy, Ltd.                                      136,533       7,642
    Envestra, Ltd.                                        6,189,006   6,730,567
#*  Equatorial Resources, Ltd.                              176,571     139,834
    ERM Power, Ltd.                                           1,885       5,370
    Ethane Pipeline Income Fund                              84,124     161,818
#   Euroz, Ltd.                                              90,019      99,050
#*  Evolution Mining, Ltd.                                1,783,827   1,811,315
#   Fairfax Media, Ltd.                                   7,895,659   5,326,072
#   Fantastic Holdings, Ltd.                                346,071   1,040,810
#*  FAR, Ltd.                                             8,301,676     293,081
    Finbar Group, Ltd.                                       59,493      90,327
*   Finders Resources, Ltd.                                   7,442       1,236
    FKP Property Group                                      843,156   1,437,542
#   Fleetwood Corp., Ltd.                                   346,010   3,069,578
#   FlexiGroup, Ltd.                                        597,372   2,602,415
#*  Flinders Mines, Ltd.                                  6,909,293     343,732
#*  Focus Minerals, Ltd.                                 19,167,915     339,741

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
AUSTRALIA -- (Continued)
#   Forge Group, Ltd.                                      252,731 $ 1,516,339
    Funtastic, Ltd.                                         14,936       3,253
#   G8 Education, Ltd.                                     339,633     856,018
#*  Galaxy Resources, Ltd.                                 760,450     181,322
    Gazal Corp., Ltd.                                       85,550     227,866
#*  Geodynamics, Ltd.                                    1,015,653      85,409
#*  Gindalbie Metals, Ltd.                               2,927,610     546,735
    Global Construction Services, Ltd.                       4,832       3,281
*   Gold Road Resources, Ltd.                              141,504      10,003
*   Golden Rim Resources, Ltd.                             191,403       4,376
#*  Goodman Fielder, Ltd.                                9,040,600   7,269,865
#   GrainCorp, Ltd. Class A                                828,668  11,009,709
#   Grange Resources, Ltd.                               1,274,431     218,475
    Greencross, Ltd.                                         7,711      39,273
#*  Greenland Minerals & Energy, Ltd.                      796,390     227,742
#*  Gryphon Minerals, Ltd.                               1,931,531     414,120
#   GUD Holdings, Ltd.                                     483,068   3,652,907
*   Gujarat NRE Coking Coal, Ltd.                          119,865      22,773
#*  Gunns, Ltd.                                          2,872,620          --
#   GWA Group, Ltd.                                      1,295,732   3,482,714
    Hansen Technologies, Ltd.                                5,702       5,433
*   Hastie Group, Ltd.                                      81,042          --
*   Havilah Resources NL                                   181,606      68,369
    HFA Holdings, Ltd.                                     235,865     215,733
    HGL, Ltd.                                               85,727      43,438
#*  Highlands Pacific, Ltd.                              2,651,500     219,850
*   Hillgrove Resources, Ltd.                            1,190,412      92,459
#   Hills Holdings, Ltd.                                 1,025,966   1,169,766
#*  Horizon Oil, Ltd.                                    4,847,875   2,042,246
*   Icon Energy, Ltd.                                    1,135,301     188,548
*   IDM International, Ltd.                                 23,969         969
#   iiNET, Ltd.                                            709,568   4,539,476
#   Imdex, Ltd.                                          1,155,517   1,183,590
#   IMF Australia, Ltd.                                    314,016     628,218
*   IMX Resources, Ltd.                                    123,459      10,188
#   Independence Group NL                                1,078,055   3,699,294
#*  Indophil Resources NL                                3,118,946     858,985
#*  Infigen Energy, Ltd.                                 1,958,577     538,010
    Infomedia, Ltd.                                      1,458,074     672,763
#   Integrated Research, Ltd.                              301,488     347,264
#*  Intrepid Mines, Ltd.                                 1,794,707     496,152
    Invocare, Ltd.                                         633,106   7,663,599
    IOOF Holdings, Ltd.                                  1,074,600   9,828,713
#   Iress, Ltd.                                            603,773   5,235,671
*   Iron Ore Holdings, Ltd.                                336,216     284,254
#*  Ivanhoe Australia, Ltd.                                516,032      96,371
#   JB Hi-Fi, Ltd.                                         582,072   9,663,897
    Jumbo Interactive, Ltd.                                 50,335      91,937
#*  Jupiter Mines, Ltd.                                    465,443      45,785
#   K&S Corp., Ltd.                                        235,077     458,085
#*  Kagara, Ltd.                                         1,945,393     242,015
*   Kangaroo Resources, Ltd.                             2,874,627      83,730

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#*  Karoon Gas Australia, Ltd.                              667,086 $ 2,891,842
*   Kasbah Resources, Ltd.                                  380,980      47,390
#   Kingsgate Consolidated, Ltd.                            796,949   1,795,849
#   Kingsrose Mining, Ltd.                                  709,616     420,289
    Lednium, Ltd.                                           195,019          --
#*  Linc Energy, Ltd.                                     1,617,844   3,227,342
*   Liquefied Natural Gas, Ltd.                             566,042     123,424
    LogiCamms, Ltd.                                          18,063      25,095
    Lonestar Resources, Ltd.                                819,137     135,964
    Lycopodium, Ltd.                                         66,971     355,588
#   M2 Telecommunications Group, Ltd.                       642,575   3,754,822
    MACA, Ltd.                                              126,004     305,131
#   Macmahon Holdings, Ltd.                               6,319,933   1,177,562
    Macquarie Atlas Roads Group                             806,649   1,405,643
    Macquarie Telecom Group, Ltd.                            35,019     304,870
    Mastermyne Group, Ltd.                                    8,431      10,059
#   Matrix Composites & Engineering, Ltd.                   167,126     173,222
#*  Maverick Drilling & Exploration, Ltd.                   156,163     102,961
    MaxiTRANS Industries, Ltd.                              942,578   1,207,411
*   Mayne Pharma Group, Ltd.                              1,060,911     457,306
    McMillan Shakespeare, Ltd.                              112,678   1,783,065
    McPherson's, Ltd.                                       379,297     872,682
#   Medusa Mining, Ltd.                                     834,363   2,841,849
#   Melbourne IT, Ltd.                                      442,110   1,001,615
#*  MEO Australia, Ltd.                                     681,039      48,783
    Mermaid Marine Australia, Ltd.                        1,133,062   4,538,525
#*  Mesoblast, Ltd.                                         230,106   1,406,997
*   Metals X, Ltd.                                          513,853      61,241
*   Metgasco, Ltd.                                          667,052      43,663
#*  Metminco, Ltd.                                        1,879,249      48,635
*   MHM Metals, Ltd.                                        195,855      26,207
#   Miclyn Express Offshore, Ltd.                           669,144   1,360,165
#   Mincor Resources NL                                   1,004,969     681,807
*   Minemakers, Ltd.                                        113,803      16,473
*   Mineral Deposits, Ltd.                                  316,166     984,181
#   Mineral Resources, Ltd.                                 535,822   5,425,566
#*  Mirabela Nickel, Ltd.                                 2,820,238     409,528
#*  Molopo Energy, Ltd.                                   1,186,993     369,428
#   Monadelphous Group, Ltd.                                232,938   5,061,629
*   Morning Star Gold NL                                    332,749      37,946
    Mortgage Choice, Ltd.                                   631,109   1,349,074
#   Mount Gibson Iron, Ltd.                               3,315,839   1,709,556
#   Myer Holdings, Ltd.                                   3,564,925  11,873,253
#   MyState, Ltd.                                           100,953     467,977
*   Nanosonics, Ltd.                                        152,184      67,932
    National Energy Holdings, Ltd.                            1,996          --
#   Navitas, Ltd.                                         1,189,617   6,676,214
#*  Neon Energy, Ltd.                                     2,018,115     407,666
#*  Newsat, Ltd.                                            509,495     216,758
*   Nexus Energy, Ltd.                                    5,265,799     710,070
    NIB Holdings, Ltd.                                    1,583,541   3,863,453
*   Nido Petroleum, Ltd.                                  6,093,154     139,670

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
AUSTRALIA -- (Continued)
#*  Noble Mineral Resources, Ltd.                           405,717 $   18,650
    Norfolk Group, Ltd.                                     361,653    168,941
#*  Northern Iron, Ltd.                                     819,023    268,602
#   Northern Star Resources, Ltd.                         1,975,807  1,400,184
#   NRW Holdings, Ltd.                                    1,174,775  1,585,703
*   NuCoal Resources, Ltd.                                  429,538     35,772
#   Nufarm, Ltd.                                            829,251  3,616,333
#   Oakton, Ltd.                                            380,407    496,358
*   OPUS Group, Ltd.                                         65,187      9,131
#*  Orocobre, Ltd.                                          257,530    326,087
#   OrotonGroup, Ltd.                                       101,746    740,784
#*  Otto Energy, Ltd.                                     1,936,175    136,500
#   OZ Minerals, Ltd.                                       446,260  2,000,214
    Pacific Brands, Ltd.                                  4,553,565  4,063,672
*   Pacific Niugini, Ltd.                                   200,616     29,380
#*  Paladin Energy, Ltd.                                  4,096,983  3,222,591
    Pan Pacific Petroleum NL                              1,094,343    110,063
    PanAust, Ltd.                                           964,741  2,330,386
*   Pancontinental Oil & Gas NL                           1,006,891     67,132
    Panoramic Resources, Ltd.                             1,014,830    310,056
*   PaperlinX, Ltd.                                       2,814,406    181,428
*   Papillon Resources, Ltd.                                 32,010     33,627
    Patties Foods, Ltd.                                      42,099     66,973
*   Peak Resources, Ltd.                                    288,357     41,914
#*  Peet, Ltd.                                            1,251,618  1,829,682
*   Peninsula Energy, Ltd.                                5,178,834    139,151
#*  Perilya, Ltd.                                         1,482,070    230,976
#   Perpetual, Ltd.                                         226,579  9,682,608
#*  Perseus Mining, Ltd.                                  1,772,366  2,505,054
#*  Pharmaxis, Ltd.                                         912,481    137,572
#*  Phosphagenics, Ltd.                                   1,842,963    229,429
#*  Platinum Australia, Ltd.                              1,442,661     61,632
#*  Pluton Resources, Ltd.                                  538,056    128,295
    PMP, Ltd.                                             2,395,607    605,459
*   Poseidon Nickel, Ltd.                                   436,181     85,916
    Premier Investments, Ltd.                               339,730  3,046,785
#*  Prima Biomed, Ltd.                                    2,338,194    206,976
#   Primary Health Care, Ltd.                             1,709,571  9,343,356
#   Prime Media Group, Ltd.                               1,777,139  2,028,030
    PrimeAg Australia, Ltd.                                 232,916    216,104
    Programmed Maintenance Services, Ltd.                   605,809  1,513,934
#*  QRxPharma, Ltd.                                         167,593    186,849
*   Quickstep Holdings, Ltd.                                462,355     67,114
#*  Ramelius Resources, Ltd.                              1,512,836    315,139
#*  Range Resources, Ltd.                                 1,456,711     73,924
    RCG Corp., Ltd.                                          60,936     38,899
#   RCR Tomlinson, Ltd.                                   1,056,974  2,477,798
    REA Group, Ltd.                                         162,151  5,232,021
#   Reckon, Ltd.                                            279,542    721,795
*   Red 5, Ltd.                                               9,022      5,799
#*  Red Fork Energy, Ltd.                                 1,435,162  1,028,683
#   Redflex Holdings, Ltd.                                  377,855    412,592

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
AUSTRALIA -- (Continued)
    Reece Australia, Ltd.                                  238,257 $5,746,614
*   Reed Resources, Ltd.                                   776,378     69,134
*   Regis Resources, Ltd.                                  107,242    423,470
#   Reject Shop, Ltd. (The)                                140,217  2,586,392
    Resolute Mining, Ltd.                                3,133,646  3,116,730
*   Resource and Investment NL                             328,557     34,298
*   Resource Equipment, Ltd.                               118,411     21,482
#*  Resource Generation, Ltd.                              338,381     84,069
#   Retail Food Group, Ltd.                                118,650    490,075
#*  Rex Minerals, Ltd.                                     469,315    160,615
#*  Rialto Energy, Ltd.                                  1,967,580    116,949
#   Ridley Corp., Ltd.                                   1,283,068  1,132,136
*   RiverCity Motorway Group                             1,563,354         --
*   Robust Resources, Ltd.                                  91,350     25,612
*   Roc Oil Co., Ltd.                                    6,490,268  3,068,448
    RungePincockMinarco, Ltd.                               30,702     18,138
#   Ruralco Holdings, Ltd.                                  89,348    253,669
#   SAI Global, Ltd.                                     1,227,020  4,484,029
#   Salmat, Ltd.                                           664,807  1,399,295
#*  Samson Oil & Gas, Ltd.                               7,175,499    174,835
#*  Sandfire Resources NL                                   61,042    356,757
#*  Saracen Mineral Holdings, Ltd.                       2,686,129    406,186
    Schaffer Corp., Ltd.                                    33,766    159,682
#   Sedgman, Ltd.                                          452,719    347,623
#   Select Harvests, Ltd.                                  316,244  1,116,064
#*  Senex Energy, Ltd.                                   4,106,455  2,914,309
#   Servcorp, Ltd.                                         301,327  1,120,633
#   Service Stream, Ltd.                                 1,432,710    334,282
#   Seven West Media, Ltd.                               1,467,312  3,045,024
#   Sigma Pharmaceuticals, Ltd.                          5,221,227  3,952,943
*   Sihayo Gold, Ltd.                                      574,042     53,626
*   Silex Systems, Ltd.                                    521,244  1,470,077
    Silver Chef, Ltd.                                       19,849    164,605
*   Silver Lake Resources, Ltd.                          1,716,583  1,879,901
#   Sims Metal Management, Ltd.                            309,522  3,104,997
*   Sipa Resources, Ltd.                                   661,955     51,575
#   Sirtex Medical, Ltd.                                   219,105  2,202,866
#   Skilled Group, Ltd.                                    683,331  2,020,842
    Slater & Gordon, Ltd.                                   31,832     88,601
#   SMS Management & Technology, Ltd.                      451,922  2,285,697
    Southern Cross Electrical Engineering, Ltd.             21,171     25,248
    Southern Cross Media Group, Ltd.                     2,652,105  4,277,842
    Spark Infrastructure Group                           3,454,752  6,412,146
    Specialty Fashion Group, Ltd.                          809,557    982,264
#*  St Barbara, Ltd.                                     2,014,732  1,260,713
*   Starpharma Holdings, Ltd.                              677,198    682,786
#*  Straits Resources, Ltd.                                917,602     28,737
*   Strike Energy, Ltd.                                  1,315,724    135,126
    Structural Systems, Ltd.                               138,772     70,508
#   STW Communications Group, Ltd.                       1,360,970  2,047,222
*   Sundance Energy Australia, Ltd.                      1,535,367  1,482,714
#*  Sundance Resources, Ltd.                             8,756,539    962,657

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
AUSTRALIA -- (Continued)
    Sunland Group, Ltd.                                    741,191 $  1,122,439
#   Super Retail Group, Ltd.                             1,291,875   17,641,955
    Swick Mining Services, Ltd.                            106,166       35,918
*   Talisman Mining, Ltd.                                  127,597       13,997
#*  Talon Petroleum, Ltd.                                  348,484       18,786
#*  Tanami Gold NL                                       1,282,342      126,519
#*  Tap Oil, Ltd.                                        1,450,696      850,774
    Tassal Group, Ltd.                                     626,912    1,396,748
#   Technology One, Ltd.                                 1,322,653    2,377,383
#*  Ten Network Holdings, Ltd.                           9,333,986    3,001,006
#*  TFS Corp., Ltd.                                      1,393,854      795,719
    Thorn Group, Ltd.                                      378,515      793,087
#*  Tiger Resources, Ltd.                                2,187,638      545,436
#*  Toro Energy, Ltd.                                       70,156        6,603
#   Tox Free Solutions, Ltd.                               488,631    1,661,529
    TPG Telecom, Ltd.                                    1,569,063    5,895,973
#   Transfield Services, Ltd.                            2,146,982    3,558,730
*   Transpacific Industries Group, Ltd.                  4,617,433    4,638,098
    Treasury Group, Ltd.                                     5,791       37,717
#   Troy Resources, Ltd.                                   429,008      833,624
    Trust Co., Ltd. (The)                                   89,605      530,531
#   UGL, Ltd.                                              614,661    6,415,406
*   Unity Mining, Ltd.                                   2,433,889      157,042
    UXC, Ltd.                                            1,251,314    1,536,732
#*  Venture Minerals, Ltd.                                 450,858       84,353
    Village Roadshow, Ltd.                                 855,994    4,613,087
#*  Virgin Australia Holdings, Ltd.                      7,648,897    3,608,775
    Virgin Australia Holdings, Ltd. (B7L5734)            7,648,897       39,648
*   Vision Eye Institute, Ltd.                              81,363       48,180
    Vocus Communications, Ltd.                              35,581       77,533
    Warrnambool Cheese & Butter Factory Co. Holding,
      Ltd.                                                   1,203        5,365
*   Watpac, Ltd.                                           718,644      551,789
    WDS, Ltd.                                              375,342      181,332
#   Webjet, Ltd.                                           390,881    1,776,576
    Webster, Ltd.                                          180,921      118,455
#   Western Areas, Ltd.                                    821,191    2,359,566
*   Western Desert Resources, Ltd.                         204,712      155,988
#*  White Energy Co., Ltd.                                 643,913      110,550
#   Whitehaven Coal, Ltd.                                   33,617       68,048
    WHK Group, Ltd.                                      1,230,777    1,097,384
#   Wide Bay Australia, Ltd.                                84,697      491,927
#*  Windimurra Vanadium, Ltd.                               67,179           --
#   Wotif.com Holdings, Ltd.                               588,604    3,120,335
#*  YTC Resources, Ltd.                                    104,200       21,607
                                                                   ------------
TOTAL AUSTRALIA                                                     592,210,535
                                                                   ------------
CANADA -- (0.0%)
*   B2Gold Corp.                                                 1            2
*   Marengo Mining, Ltd.                                 1,428,204      122,961
                                                                   ------------
TOTAL CANADA                                                            122,963
                                                                   ------------

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
CHINA -- (0.1%)
*   China Public Procurement, Ltd.                        4,370,000 $  239,332
*   China Resources and Transportation Group, Ltd.       28,500,000  1,085,770
    China WindPower Group, Ltd.                          10,537,368    407,807
    Lee & Man Chemical Co., Ltd.                            149,576     69,487
*   Skyfame Realty Holdings, Ltd.                         2,611,625    195,770
                                                                    ----------
TOTAL CHINA                                                          1,998,166
                                                                    ----------
HONG KONG -- (19.6%)
    Aeon Credit Service Asia Co., Ltd.                      580,000    638,698
#   Aeon Stores Hong Kong Co., Ltd.                         248,000    556,132
    Alco Holdings, Ltd.                                   1,426,000    296,044
    Allan International Holdings                            720,000    236,794
    Allied Group, Ltd.                                      683,200  2,394,656
    Allied Overseas, Ltd.                                    50,000     37,781
    Allied Properties HK, Ltd.                           12,297,857  1,936,460
*   Apac Resources, Ltd.                                 12,780,000    245,882
    APT Satellite Holdings, Ltd.                          1,457,500    922,602
    Arts Optical International Hldgs                        730,000    164,632
#   Asia Financial Holdings, Ltd.                         2,474,908  1,124,099
    Asia Satellite Telecommunications Holdings, Ltd.        962,000  3,779,244
*   Asia Standard Hotel                                  11,777,218  1,093,749
    Asia Standard International Group                    13,425,937  2,510,546
#   Associated International Hotels, Ltd.                   980,000  2,731,983
    Aupu Group Holding Co., Ltd.                          2,504,000    245,429
*   Bel Global Resources Holdings, Ltd.                   2,576,000         --
*   Birmingham International Holdings, Ltd.               6,502,000    127,356
    Bonjour Holdings, Ltd.                                9,886,000  1,607,668
    Bossini International Hldg                            3,871,500    207,302
#*  Brightoil Petroleum Holdings, Ltd.                    6,749,000  1,288,725
#*  Brockman Mining, Ltd.                                23,482,814  1,393,285
*   Burwill Holdings, Ltd.                                8,888,960    147,194
    Cafe de Coral Holdings, Ltd.                          1,156,000  3,673,526
    Century City International Holdings, Ltd.             6,419,460    472,646
    Century Sunshine Group Holdings, Ltd.                 3,655,000    381,830
    Champion Technology Holdings, Ltd.                   14,881,730    226,443
*   Chaoyue Group, Ltd.                                   1,205,000     58,366
    Chen Hsong Holdings                                   1,212,000    408,256
    Cheuk Nang Holdings, Ltd.                               589,036    462,449
    Chevalier International Holdings, Ltd.                  751,318  1,215,283
*   China Billion Resources, Ltd.                         4,876,000         --
*   China Boon Holdings, Ltd.                             6,200,000     65,582
*   China Daye Non-Ferrous Metals Mining, Ltd.            8,749,837    249,903
    China Digicontent Co., Ltd.                           2,710,000         --
*   China Electronics Corp. Holdings Co., Ltd.            2,956,250    422,152
*   China Energy Development Holdings, Ltd.              24,202,000    343,674
*   China Environmental Investment Holdings, Ltd.         7,470,000    288,856
*   China Financial Services Holdings, Ltd.                 954,000     78,734
*   China Flavors & Fragrances Co., Ltd.                    156,137     21,501
*   China Gamma Group, Ltd.                               4,725,000     68,894
*   China Infrastructure Investment, Ltd.                 7,776,000    159,342
    China Metal International Holdings, Inc.              2,582,000    649,165
    China Motor Bus Co., Ltd.                                50,000    459,331

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
HONG KONG -- (Continued)
*   China Nuclear Industry 23 International Corp., Ltd.   1,024,000 $   190,196
*   China Oriental Culture Group, Ltd.                      776,000      24,494
*   China Outdoor Media Group, Ltd.                       7,765,000      56,222
*   China Renji Medical Group, Ltd.                      12,784,000      52,717
*   China Solar Energy Holdings, Ltd.                    37,990,000      88,301
*   China Star Entertainment, Ltd.                          400,000      23,235
*   China Strategic Holdings, Ltd.                       12,585,000     211,226
    China Ting Group Holdings, Ltd.                       2,443,151     157,521
*   China Tycoon Beverage Holdings, Ltd.                  2,732,000      29,925
    China-Hongkong Photo Products Holdings, Ltd.          2,123,000     186,215
    Chinney Investment, Ltd.                              1,144,000     184,295
#   Chong Hing Bank, Ltd.                                   962,000   2,556,622
    Chow Sang Sang Holdings International, Ltd.           1,685,000   4,570,067
    Chu Kong Shipping Enterprise Group Co., Ltd.          2,188,000     418,036
    Chuang's China Investments, Ltd.                      3,550,494     229,081
*   Chuang's Consortium International, Ltd.               5,351,837     683,736
    Chun Wo Development Holdings, Ltd.                    2,002,926     144,697
#   CITIC Telecom International Holdings, Ltd.            6,363,000   2,314,246
    CK Life Sciences International Holdings, Inc.        16,622,000   1,459,493
    CNT Group, Ltd.                                       8,315,264     345,633
*   COL Capital, Ltd.                                     2,209,840     387,733
*   Continental Holdings, Ltd.                              828,250      10,569
    Convenience Retail Asia, Ltd.                            42,000      29,658
    Cosmos Machinery Enterprises, Ltd.                      748,400      55,001
*   CP Lotus Corp.                                       11,420,000     331,575
#   Cross-Harbour Holdings, Ltd. (The)                      679,520     574,743
    CSI Properties, Ltd.                                 30,046,383   1,413,969
*   CST Mining Group, Ltd.                               71,688,000     934,319
*   Culture Landmark Investment, Ltd.                       509,800      37,572
*   Culturecom Holdings, Ltd.                             3,315,000     722,492
    Dah Sing Banking Group, Ltd.                          2,117,997   3,121,112
    Dah Sing Financial Holdings, Ltd.                       762,627   4,009,939
    Dan Form Holdings Co., Ltd.                           3,668,260     440,807
    Dickson Concepts International, Ltd.                  1,199,500     634,315
*   Dingyi Group Investment, Ltd.                         5,497,500     269,238
    Dorsett Hospitality International, Ltd.               3,484,000     962,605
*   DVN Holdings, Ltd.                                      823,000      43,436
    Eagle Nice International Holdings, Ltd.               1,116,000     244,032
    EcoGreen Fine Chemicals Group, Ltd.                   1,202,000     235,715
    EganaGoldpfeil Holdings, Ltd                          4,121,757          --
    Emperor Capital Group, Ltd.                           1,962,000      89,824
    Emperor Entertainment Hotel, Ltd.                     3,210,000     978,477
    Emperor International Holdings                        6,208,753   1,741,358
    Emperor Watch & Jewellery, Ltd.                      23,650,000   2,413,902
*   ENM Holdings, Ltd.                                   15,112,000     810,500
*   Enviro Energy International Holdings, Ltd.            4,776,000      90,814
*   EPI Holdings, Ltd.                                   18,769,927     762,913
#   Esprit Holdings, Ltd.                                10,193,650  14,335,770
*   eSun Holdings, Ltd.                                   4,360,000     704,034
    Ezcom Holdings, Ltd                                      72,576          --
    Fairwood, Ltd.                                          510,100   1,089,097
#   Far East Consortium International Ltd/HK              5,180,001   1,660,106

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
HONG KONG -- (Continued)
#*  Fook Woo Group Holdings, Ltd.                           952,000 $  166,842
*   Fountain SET Holdings, Ltd.                           4,622,000    572,735
    Four Seas Mercantile Hldg                               592,000    251,661
#*  Foxconn International Holdings, Ltd.                  3,664,000  1,416,748
    Fujikon Industrial Holdings, Ltd.                       374,000    142,424
*   G-Resources Group, Ltd.                              89,787,000  4,229,893
    Get Nice Holdings, Ltd.                              20,464,000    950,793
#   Giordano International, Ltd.                          7,892,000  7,931,135
    Glorious Sun Enterprises, Ltd.                        2,702,000    804,736
    Gold Peak Industries Holding, Ltd.                    3,118,642    370,688
    Golden Resources Development International, Ltd.      3,330,500    173,929
*   Goldin Financial Holdings, Ltd.                         480,000     76,854
*   Goldin Properties Holdings, Ltd.                      3,044,000  1,740,889
*   Grande Holdings, Ltd. (The)                             882,000     46,600
    Great Eagle Holdings, Ltd.                               70,160    296,954
*   Greenheart Group, Ltd.                                   24,000      1,863
*   Group Sense International, Ltd.                         412,000      9,499
    Guangnan Holdings, Ltd.                               2,249,600    261,095
    Guotai Junan International Holdings, Ltd.             3,543,000  1,495,863
    Haitong International Securities Group, Ltd.          2,275,379    957,876
    Hang Fung Gold Technology Ltd                         1,972,482         --
*   Hans Energy Co., Ltd.                                   790,000     16,414
*   Hao Tian Resources Group, Ltd.                        6,772,000    370,906
#   Harbour Centre Development, Ltd.                        963,500  1,965,275
    High Fashion International                              268,000    100,851
    HKR International, Ltd.                               5,895,136  2,951,287
    Hon Kwok Land Investment Co., Ltd.                      314,800    135,852
    Hong Fok Land, Ltd                                    1,210,000         --
#   Hong Kong Aircraft Engineering Co., Ltd.                 48,000    692,702
    Hong Kong Ferry Holdings Co., Ltd.                      809,300    888,955
    Hong Kong Television Network, Ltd.                    2,401,751    723,322
    Hongkong & Shanghai Hotels (The)                        734,500  1,194,978
    Hongkong Chinese, Ltd.                                5,092,000    997,130
*   Hop Hing Group Holdings, Ltd.                           540,000     21,624
    Hsin Chong Construction Group, Ltd.                   2,567,658    374,597
*   Huafeng Group Holdings, Ltd.                          5,113,325    131,047
    Hung Hing Printing Group, Ltd.                        1,448,000    238,783
    Hutchison Telecommunications Hong Kong Holdings,
      Ltd.                                                8,104,000  4,305,653
*   Hybrid Kinetic Group, Ltd.                            8,300,000    115,237
*   Hycomm Wireless, Ltd.                                    89,090     19,415
*   Imagi International Holdings, Ltd.                   34,584,000    379,958
    IPE Group, Ltd.                                       2,655,000    202,161
*   IRC, Ltd.                                             6,110,000    789,217
#   IT, Ltd.                                              3,646,532  1,331,777
    ITC Corp., Ltd.                                         659,645     44,251
    ITC Properties Group, Ltd.                            3,620,747  1,540,739
*   Jinhui Holdings, Ltd.                                   121,000     25,348
*   JLF Investment Co., Ltd.                              1,623,500    119,455
    Johnson Electric Holdings, Ltd.                       4,037,000  2,745,197
    K Wah International Holdings, Ltd.                    6,465,390  3,543,919
    Kam Hing International Holdings, Ltd.                 1,974,000    171,175
    Kantone Holdings, Ltd.                                9,835,145     92,716

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
HONG KONG -- (Continued)
    Karrie International Hldgs                            1,341,200 $    57,208
    Keck Seng Investments                                   904,600     457,819
    Kin Yat Holdings, Ltd.                                  374,000      45,821
    King Pacific International Holdings, Ltd.             1,404,200          --
*   King Stone Energy Group, Ltd.                         5,097,000     241,140
    Kingmaker Footwear Holdings, Ltd.                     1,484,955     262,767
    Kingston Financial Group, Ltd.                       14,809,000   1,185,126
*   Ko Yo Chemical Group, Ltd.                           16,260,000     211,875
    Kowloon Development Co., Ltd.                         1,840,000   2,427,052
*   Kwoon Chung Bus Hldgs                                   530,000     118,309
*   Lai Sun Development                                  65,128,466   1,961,244
*   Lai Sun Garment International, Ltd.                   2,948,000     581,247
    Lam Soon Hong Kong, Ltd.                                302,310     175,478
    Leading Spirit High-Tech Holdings Co., Ltd.           2,310,000          --
    Lee's Pharmaceutical Holdings, Ltd.                     440,000     297,104
    Lerado Group Holdings Co.                             1,900,000     212,947
    Lippo China Resources, Ltd.                          11,788,000     321,811
    Lippo, Ltd.                                           1,195,700     611,670
*   Lisi Group Holdings, Ltd.                             3,758,000     179,398
    Liu Chong Hing Investment                               793,200   1,187,088
    Luen Thai Holdings, Ltd.                                742,000     330,567
#   Luk Fook Holdings International, Ltd.                 2,042,000   5,821,518
    Luks Group Vietnam Holdings Co., Ltd.                   482,913     127,108
*   Lung Cheong International Holdings, Ltd.              1,298,000      54,533
    Lung Kee Bermuda Holdings                             1,613,875     673,552
    Magnificent Estates                                  13,558,000     786,885
    Mainland Headwear Holdings, Ltd.                        461,600      53,566
#   Man Wah Holdings, Ltd.                                1,826,800   1,779,375
    Man Yue Technology Holdings, Ltd.                     1,064,000     159,112
    Matrix Holdings, Ltd.                                 1,067,414     247,157
*   Mei Ah Entertainment Group, Ltd.                     11,040,000     191,021
    Melbourne Enterprises, Ltd.                              40,500     794,152
    Melco International Development, Ltd.                 6,017,000  11,742,966
#   Midland Holdings, Ltd.                                4,158,000   1,921,419
    Ming Fai International Holdings, Ltd.                 1,765,000     191,421
*   Ming Fung Jewellery Group, Ltd.                      12,760,000     470,330
    Miramar Hotel & Investment                              870,000   1,220,584
    Modern Beauty Salon Holdings, Ltd.                      160,000      10,319
*   Mongolia Energy Corp., Ltd.                          10,603,000     445,065
#*  Mongolian Mining Corp.                                7,034,000   2,074,906
*   Nan Nan Resources Enterprise, Ltd.                       90,000       7,702
    Nanyang Holdings                                        137,500     548,776
    National Electronic Hldgs                             2,498,000     347,794
    Natural Beauty Bio-Technology, Ltd.                   4,470,000     363,207
#*  Neo-Neon Holdings, Ltd.                               3,378,500     637,204
*   Neptune Group, Ltd.                                   4,620,000      97,310
    New Century Group Hong Kong, Ltd.                    13,351,464     271,871
*   New Focus Auto Tech Holdings, Ltd.                      104,000       9,394
*   New Smart Energy Group, Ltd.                         29,775,000     287,791
#*  New Times Energy Corp., Ltd.                          1,297,600     118,780
#   Newocean Energy Holdings, Ltd.                        4,642,000   2,893,674
*   Next Media, Ltd.                                      4,095,183     443,783

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
HONG KONG -- (Continued)
*   Norstar Founders Group, Ltd.                          3,256,000 $       --
*   North Asia Resources Holdings, Ltd.                   1,148,600     50,283
*   Orange Sky Golden Harvest Entertainment Holdings,
      Ltd.                                                6,229,706    309,383
    Orient Power Holdings, Ltd.                             804,000         --
#   Oriental Watch Holdings                               3,084,800  1,003,944
    Pacific Andes International Holdings, Ltd.           11,385,378    550,412
    Pacific Basin Shipping, Ltd.                          9,981,000  5,709,571
    Pacific Textile Holdings, Ltd.                        2,603,000  3,216,196
    Paliburg Holdings, Ltd.                               3,152,830  1,071,075
*   Pan Asia Environmental Protection Group, Ltd.           402,000     30,133
#   Peace Mark Holdings, Ltd.                             2,738,022         --
*   Pearl Oriental Oil, Ltd.                             12,889,800    665,838
    Pegasus International Holdings, Ltd.                    226,000     32,382
    Pico Far East Holdings, Ltd.                          4,684,000  1,703,243
    Playmates Holdings, Ltd.                                312,000    261,519
*   PNG Resources Holdings, Ltd.                         17,442,362    574,420
    Pokfulam Development Co.                                234,000    382,253
*   Poly Capital Holdings, Ltd.                           1,154,000     14,748
    Polytec Asset Holdings, Ltd.                         10,763,526  1,375,972
    Public Financial Holdings, Ltd.                       3,194,000  1,627,861
    PYI Corp., Ltd.                                      23,131,973    566,576
*   Pyxis Group, Ltd.                                     1,936,000     42,412
    Raymond Industrial, Ltd.                                479,400     64,304
    Regal Hotels International Holdings, Ltd.             2,683,800  1,246,611
    Richfield Group Holdings, Ltd.                        9,672,000    356,394
*   Rising Development Holdings, Ltd.                     2,278,000    106,089
    Rivera Holdings, Ltd.                                 5,710,000    228,842
#   SA SA International Holdings, Ltd.                    6,588,000  6,902,960
    Safety Godown Co., Ltd.                                 398,000    568,401
*   San Miguel Brewery Hong Kong, Ltd.                      326,800     51,769
*   Sandmartin International Holdings, Ltd.                  84,000      4,766
    Sanyuan Group, Ltd.                                     415,000         --
    SAS Dragon Hldg, Ltd.                                   430,000    113,338
    SEA Holdings, Ltd.                                    1,158,000    721,114
*   SEEC Media Group, Ltd.                                  102,000      2,764
*   Sheng Yuan Holdings, Ltd.                                10,000        474
#   Shenyin Wanguo HK, Ltd.                               1,812,500    650,864
    Shenzhen High-Tech Holdings, Ltd.                       812,000     40,307
*   Shougang Concord Technology Holdings                  4,479,809    206,499
*   Shun Ho Resources Holdings, Ltd.                        285,000     56,202
*   Shun Ho Technology Holdings, Ltd.                     1,037,452    200,508
    Shun Tak Holdings, Ltd.                               9,175,419  4,832,205
#   Silver base Group Holdings, Ltd.                      3,717,677    859,176
*   Sing Pao Media Enterprises, Ltd.                        250,511         --
    Sing Tao News Corp., Ltd.                             1,974,000    277,815
#   Singamas Container Holdings, Ltd.                     8,798,000  2,161,218
*   Sino Distillery Group, Ltd.                           2,650,000    211,849
*   Sino-Tech International Holdings, Ltd.               29,380,000    109,794
    Sinocan Holdings, Ltd.                                  350,000         --
*   Sinocop Resources Holdings, Ltd.                      2,160,000    139,471
    SIS International Holdings                               34,000     13,049
    Sitoy Group Holdings, Ltd.                              278,000    126,168

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
HONG KONG -- (Continued)
#   SmarTone Telecommunications Holdings, Ltd.            2,148,000 $3,831,870
    SOCAM Development, Ltd.                               1,328,771  1,918,256
*   Solomon Systech International, Ltd.                   6,312,000    172,554
    Soundwill Holdings, Ltd.                                368,000    899,659
*   South China China, Ltd.                               6,744,000    681,905
*   South China Land, Ltd.                               17,111,170    293,868
    Stella International Holdings, Ltd.                     107,500    317,397
    Stelux Holdings International, Ltd.                   2,699,400    912,673
*   Styland Holdings, Ltd.                                  137,438      2,476
*   Success Universe Group, Ltd.                          5,552,000    128,414
    Sun Hing Vision Group Holdings, Ltd.                    358,000    121,485
    Sun Hung Kai & Co., Ltd.                              2,678,429  1,874,455
*   Sun Innovation Holdings, Ltd.                        10,445,655    188,672
*   Sunway International Holdings, Ltd.                     244,000      6,244
*   Superb Summit International Group, Ltd.              20,141,600    843,880
*   Sustainable Forest Holdings, Ltd.                    13,677,750     93,740
    TAI Cheung Holdings                                   2,019,000  1,613,181
    TAI Sang Land Developement, Ltd.                        598,984    287,498
*   Talent Property Group, Ltd.                           5,106,420    105,722
#   Tan Chong International, Ltd.                         1,212,000    374,472
#   Tao Heung Holdings, Ltd.                                313,000    199,344
#*  Taung Gold International, Ltd.                       14,590,000    298,939
    Termbray Industries International                     2,304,900    323,669
    Tern Properties                                          51,200     29,298
    Texwinca Holdings, Ltd.                               2,672,000  3,123,708
    Tian Teck Land                                        1,054,000  1,128,803
#*  Titan Petrochemicals Group, Ltd.                     13,140,000      4,233
*   Tom Group, Ltd.                                       3,100,000    348,655
    Tongda Group Holdings, Ltd.                          14,020,000    859,857
*   Topsearch International Holdings, Ltd.                1,436,000     37,759
*   Town Health International Investments, Ltd.           1,175,165     72,822
    Tradelink Electronic Commerce, Ltd.                   2,006,000    441,303
#   Transport International Holdings, Ltd.                1,001,741  2,261,258
#   Trinity, Ltd.                                         5,730,000  2,255,483
    Tristate Holdings, Ltd.                                 188,000     92,901
*   TSC Group Holdings, Ltd.                              2,515,000    853,549
    Tse Sui Luen Jewellery International, Ltd.              300,000    141,125
    Tungtex Holdings                                         48,000      4,705
    Tysan Holdings, Ltd.                                  1,040,773    187,969
*   U-RIGHT International Holdings, Ltd.                  4,746,000         --
#*  United Laboratories International Holdings, Ltd.
      (The)                                               3,210,000  1,205,312
    Universal Technologies Holdings, Ltd.                 7,630,000    560,022
*   Up Energy Development Group, Ltd.                     1,011,000     71,869
*   Value Convergence Holdings, Ltd.                      1,500,000    197,613
#   Value Partners Group, Ltd.                            3,839,000  2,356,818
    Van Shung Chong Holdings, Ltd.                          789,335    108,179
    Varitronix International, Ltd.                        1,274,293    901,482
    Vedan International Holdings, Ltd.                    3,272,000    219,139
    Victory City International Holdings, Ltd.             5,182,729    816,352
    Vitasoy International Holdings, Ltd.                  4,061,000  4,948,221
    VST Holdings, Ltd.                                    3,406,000    914,161
    Wai Kee Holdings, Ltd.                                7,946,738  2,124,446

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
HONG KONG -- (Continued)
    Wang On Group, Ltd.                                 21,891,286 $    339,162
*   Warderly International Holdings, Ltd.                  520,000       32,164
    Water Oasis Group, Ltd.                              1,346,000       86,936
    Win Hanverky Holdings, Ltd.                          1,812,000      245,484
    Wing On Co. International, Ltd.                        781,000    2,438,320
    Wing Tai Properties, Ltd.                            1,957,331    1,326,287
    Wong's International Hldgs                             737,641      234,832
    Wong's Kong King International                         120,000       12,353
    Xinyi Glass Holdings, Ltd.                          11,762,000    8,066,281
*   Xpress Group, Ltd.                                     440,000       17,583
    Yangtzekiang Garment, Ltd.                             606,500      223,024
    Yau Lee Holdings, Ltd.                                 534,000      119,212
    Yeebo International Hldg                               572,000       79,819
#   YGM Trading, Ltd.                                      455,000    1,307,742
    YT Realty Group, Ltd.                                  749,000      241,513
*   Yugang International, Ltd.                          93,492,000      639,625
    Zhuhai Holdings Investment Group, Ltd.               2,558,000      393,003
                                                                   ------------
TOTAL HONG KONG                                                     277,242,668
                                                                   ------------
NEW ZEALAND -- (6.1%)
#*  A2 Corp., Ltd.                                          59,795       35,930
    Abano Healthcare Group, Ltd.                            29,547      141,263
    Air New Zealand, Ltd.                                2,261,316    2,908,682
    Auckland International Airport, Ltd.                   664,694    1,766,846
    Briscoe Group, Ltd.                                      2,235        4,792
*   Cavalier Corp., Ltd.                                   283,674      445,235
    CDL Investments New Zealand, Ltd.                      163,215       81,528
#   Chorus, Ltd.                                           437,791    1,032,570
    Colonial Motor Co., Ltd. (The)                         148,846      537,956
#*  Diligent Board Member SVCS                              41,817      270,501
    Ebos Group, Ltd.                                       223,527    1,858,548
#   Fisher & Paykel Healthcare Corp., Ltd.               3,204,679    7,286,306
#   Freightways, Ltd.                                      806,890    3,113,897
    Hallenstein Glasson Holdings, Ltd.                     243,961    1,179,899
    Heartland New Zealand, Ltd.                            173,369      115,919
    Hellaby Holdings, Ltd.                                 359,954      912,658
    Infratil, Ltd.                                       2,502,956    4,946,282
    Kathmandu Holdings, Ltd.                               130,732      252,265
#   Mainfreight, Ltd.                                      455,921    4,120,034
    Methven, Ltd.                                           93,877       97,423
    Metlifecare, Ltd.                                       14,621       44,494
    Michael Hill International, Ltd.                     1,534,152    1,841,739
    Millennium & Copthorne Hotels New Zealand, Ltd.      1,387,344      832,690
    New Zealand Oil & Gas, Ltd.                          2,036,646    1,433,164
#   New Zealand Refining Co., Ltd. (The)                   591,259    1,226,791
    Northland Port Corp. NZ, Ltd.                          176,048      413,786
#   Nuplex Industries, Ltd.                              1,021,621    2,918,964
#   NZX, Ltd.                                              922,894    1,051,764
#   Opus International Consultants, Ltd.                    12,925       19,399
*   Pacific Edge, Ltd.                                      36,294       21,192
    PGG Wrightson, Ltd.                                    833,599      272,085
    Pike River Coal, Ltd.                                  490,805           --

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
NEW ZEALAND -- (Continued)
    Port of Tauranga, Ltd.                                 528,322 $ 7,021,580
*   Pumpkin Patch, Ltd.                                    606,913     603,776
*   Rakon, Ltd.                                            346,364      71,518
#   Restaurant Brands New Zealand, Ltd.                    447,802   1,136,628
    Richina Pacific, Ltd.                                  274,180      84,605
*   Rubicon, Ltd.                                        1,485,105     369,033
#   Ryman Healthcare, Ltd.                               1,710,210   8,947,573
    Sanford Ltd/NZ                                         393,618   1,551,679
    Scott Technology, Ltd.                                  36,510      81,390
    Seafresh Fisheries, Ltd.                                80,520          --
#   Skellerup Holdings, Ltd.                               478,521     607,849
    Sky Network Television, Ltd.                         1,006,593   4,938,815
    SKYCITY Entertainment Group, Ltd.                    3,254,988  12,450,784
    South Port New Zealand, Ltd.                            27,094      75,653
#   Steel & Tube Holdings, Ltd.                            393,966     879,414
    Tourism Holdings, Ltd.                                 274,867     141,343
    Tower, Ltd.                                            766,006   1,130,046
#   TrustPower, Ltd.                                        64,658     404,277
    Vector, Ltd.                                           988,035   2,356,259
    Warehouse Group, Ltd. (The)                            588,314   1,992,859
#*  Xero, Ltd.                                              65,507     836,385
                                                                   -----------
TOTAL NEW ZEALAND                                                   86,866,068
                                                                   -----------
SINGAPORE -- (12.4%)
#*  Abterra, Ltd.                                          531,800     297,886
    Amara Holdings, Ltd.                                   453,000     215,628
#   Amtek Engineering, Ltd.                              1,270,000     532,243
    Armstrong Industrial Corp., Ltd.                     1,515,000     394,238
    ASL Marine Holdings, Ltd.                              816,600     450,844
#   Ausgroup, Ltd.                                       3,194,000   1,364,665
#   Baker Technology, Ltd.                               1,272,000     449,279
*   Banyan Tree Holdings, Ltd.                             960,000     480,097
*   Biosensors International Group, Ltd.                 5,439,237   5,313,428
    Bonvests Holdings, Ltd.                                978,000     893,562
    Boustead Singapore, Ltd.                             1,425,000   1,574,637
    Breadtalk Group, Ltd.                                  827,800     651,932
    Broadway Industrial Group, Ltd.                      1,374,000     346,086
#   Bukit Sembawang Estates, Ltd.                          581,003   3,369,434
    Bund Center Investment, Ltd.                         1,667,000     298,448
    CH Offshore, Ltd.                                    1,642,400     621,176
#   China Aviation Oil Singapore Corp., Ltd.             1,261,000   1,055,091
*   China Energy, Ltd.                                     489,000      25,732
#   China Merchants Holdings Pacific, Ltd.                 813,000     601,057
    Chip Eng Seng Corp., Ltd.                            3,471,800   2,300,794
    Chuan Hup Holdings, Ltd.                             3,967,000     854,897
    Cityspring Infrastructure Trust                        347,000     139,507
#   Cosco Corp. Singapore, Ltd.                          6,569,000   4,683,403
#   Creative Technology, Ltd.                              272,200     580,369
    CSC Holdings, Ltd.                                   2,495,000     220,250
    CSE Global, Ltd.                                     2,995,000   2,052,128
#   CWT, Ltd.                                            1,173,700   1,617,127
    Datapulse Technology, Ltd.                              89,000      14,441

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
SINGAPORE -- (Continued)
#*  Delong Holdings, Ltd.                                 1,361,000 $  425,416
    DMX Technologies Group, Ltd.                          1,959,000    383,574
#   Dyna-Mac Holdings, Ltd.                               1,678,000    602,590
#   Elec & Eltek International Co., Ltd.                    147,000    344,118
    Ellipsiz, Ltd.                                          123,000      8,750
    EnGro Corp., Ltd.                                       354,000    274,642
    Enviro-Hub Holdings, Ltd.                             1,445,666    104,504
#   Etika International Holdings, Ltd.                      472,000    160,439
    Eu Yan Sang International, Ltd.                         673,800    350,237
*   euNetworks Group, Ltd.                                  411,000      5,005
#*  Ezra Holdings, Ltd.                                   4,228,000  3,291,239
#*  Falcon Energy Group, Ltd.                             1,677,000    490,898
    Far East Orchard, Ltd.                                1,054,598  1,913,069
    FJ Benjamin Holdings, Ltd.                            1,305,000    281,765
    Food Empire Holdings, Ltd.                            1,256,400    675,401
#   Fragrance Group, Ltd.                                 6,016,000  1,198,238
    Freight Links Express Holdings, Ltd.                  6,473,111    457,291
*   Gallant Venture, Ltd.                                 4,224,000    962,374
    GK Goh Holdings, Ltd.                                 1,458,000  1,009,356
    Global Yellow Pages, Ltd.                               299,000     20,428
#   GMG Global, Ltd.                                     17,007,000  1,590,114
    Goodpack, Ltd.                                        1,214,000  1,656,485
    GP Batteries International, Ltd.                        343,000    305,903
    GP Industries, Ltd.                                   2,643,209  1,037,109
#   GuocoLand, Ltd.                                         405,314    743,836
#   GuocoLeisure, Ltd.                                    2,877,000  2,047,159
    Guthrie GTS, Ltd.                                     1,776,000  1,099,470
    Hanwell Holdings, Ltd.                                1,823,419    442,399
*   Healthway Medical Corp., Ltd.                         7,622,776    582,566
    HG Metal Manufacturing, Ltd.                          1,768,000    139,079
    Hi-P International, Ltd.                              1,309,000    745,713
    Hiap Hoe, Ltd.                                          272,000    143,602
    Hiap Seng Engineering, Ltd.                             612,000    151,559
*   HLH Group, Ltd.                                       8,364,000    170,377
    Ho Bee Investment, Ltd.                               1,509,000  2,638,548
#*  Hong Fok Corp., Ltd.                                  3,323,640  1,824,718
    Hong Leong Asia, Ltd.                                   633,000    837,091
    Hotel Grand Central, Ltd.                             1,266,047  1,163,538
#   Hotel Properties, Ltd.                                1,369,400  3,844,175
    Hour Glass, Ltd. (The)                                  622,744    890,895
    HTL International Holdings, Ltd.                      1,063,843    265,052
*   Huan Hsin Holdings, Ltd.                                393,400     15,199
    HupSteel, Ltd.                                        1,572,875    300,831
    Hwa Hong Corp., Ltd.                                  2,186,000    649,457
#   Hyflux, Ltd.                                          3,345,500  3,728,227
    IFS Capital, Ltd.                                       248,080     99,039
#   Indofood Agri Resources, Ltd.                         3,159,000  2,737,773
    InnoTek, Ltd.                                           950,000    228,479
*   Interra Resources, Ltd.                                 732,000    283,614
    IPC Corp., Ltd.                                       4,067,000    490,028
    Isetan Singapore, Ltd.                                  122,500    479,480
    Jaya Holdings, Ltd.                                   2,249,000  1,224,815

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
SINGAPORE -- (Continued)
#*  Jiutian Chemical Group, Ltd.                          6,743,000 $  510,430
#   Jurong Technologies Industrial Corp., Ltd.            2,227,680         --
    K-Green Trust                                           953,000    805,634
    K1 Ventures, Ltd.                                     3,490,500    457,540
    Keppel Telecommunications & Transportation, Ltd.      1,409,600  1,570,722
    Koh Brothers Group, Ltd.                              1,432,000    355,066
    Lafe Corp., Ltd.                                      1,234,800     79,536
    LC Development, Ltd.                                  3,569,504    441,132
    Lee Kim Tah Holdings, Ltd.                            1,600,000  1,000,905
*   Li Heng Chemical Fibre Technologies, Ltd.             2,053,000    211,749
#   Lian Beng Group, Ltd.                                 1,354,000    572,064
    Low Keng Huat Singapore, Ltd.                           580,000    341,933
    Lum Chang Holdings, Ltd.                              1,042,030    292,608
    M1, Ltd.                                              1,377,000  3,782,141
*   Manhattan Resources, Ltd.                               911,000    252,201
    Marco Polo Marine, Ltd.                                 963,000    333,395
    mDR, Ltd.                                             2,570,000     33,368
    Memstar Technology, Ltd.                                886,000     65,686
#   Mercator Lines Singapore, Ltd.                          555,000     52,204
    Mermaid Maritime PCL                                    676,000    208,979
    Metro Holdings, Ltd.                                  2,085,792  1,560,652
#   Mewah International, Inc.                             1,699,000    622,559
#   Midas Holdings, Ltd.                                  7,026,000  2,837,661
#   Nam Cheong, Ltd.                                      5,170,740  1,090,662
    New Toyo International Holdings, Ltd.                 1,624,000    390,419
    NSL, Ltd.                                               422,000    525,936
#*  Oceanus Group, Ltd.                                  11,864,000    492,235
    OKP Holdings, Ltd.                                      207,000     85,058
#   OSIM International, Ltd.                              1,465,000  2,378,994
*   Ossia International, Ltd.                                56,000      4,837
#*  Otto Marine, Ltd.                                     5,691,500    384,510
#   Overseas Union Enterprise, Ltd.                       1,466,000  3,710,138
    Pan Pacific Hotels Group, Ltd.                        1,669,500  3,148,003
    Pan-United Corp., Ltd.                                2,006,000  1,517,058
    PEC, Ltd.                                                47,000     22,935
*   Penguin International, Ltd.                             400,000     25,123
#   Petra Foods, Ltd.                                       831,000  2,751,469
    Popular Holdings, Ltd.                                2,763,650    628,415
    QAF, Ltd.                                             1,121,151    884,314
#*  Raffles Education Corp., Ltd.                         3,902,710  1,015,909
    Raffles Medical Group, Ltd.                             611,223  1,697,208
    Rickmers Maritime                                       175,000     42,650
    Rotary Engineering, Ltd.                              1,339,600    517,133
    Roxy-Pacific Holdings, Ltd.                             451,000    217,936
*   S I2I, Ltd.                                          17,004,000    289,318
    San Teh, Ltd.                                           999,087    272,065
*   Sapphire Corp., Ltd.                                    704,000     65,909
    SBS Transit, Ltd.                                       953,500  1,145,398
#   See Hup Seng, Ltd.                                      467,000     96,806
    Sheng Siong Group, Ltd.                               1,085,000    622,187
    Sim Lian Group, Ltd.                                  2,281,855  1,628,472
#   Sinarmas Land, Ltd.                                   4,125,000  1,665,911

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
SINGAPORE -- (Continued)
    Sing Holdings, Ltd.                                  891,000 $      297,033
    Sing Investments & Finance, Ltd.                     297,675        345,618
    Singapore Land, Ltd.                                  28,000        201,250
    Singapore Post, Ltd.                               8,035,120      8,420,456
    Singapore Reinsurance Corp., Ltd.                  1,514,530        320,803
    Singapore Shipping Corp., Ltd.                     1,689,000        328,959
    Singapura Finance, Ltd.                              174,062        219,144
    Sino Grandness Food Industry Group Ltd               123,000        123,960
#   SMRT Corp., Ltd.                                     748,000        898,883
#   Sound Global, Ltd.                                 1,432,000        651,101
#   Stamford Land Corp., Ltd.                          2,938,000      1,419,867
    Straco Corp., Ltd.                                   130,000         32,713
    Sunningdale Tech, Ltd.                             2,398,000        257,554
#*  SunVic Chemical Holdings, Ltd.                     1,650,000        591,163
    Super Group, Ltd.                                  1,115,000      3,565,025
#   Swiber Holdings, Ltd.                              3,774,000      1,874,986
    Swissco Holdings, Ltd.                               295,000         64,732
#   Tat Hong Holdings, Ltd.                            1,642,800      1,989,385
    Technics Oil & Gas, Ltd.                             935,000        630,227
    Thakral Corp., Ltd.                                6,028,000        151,857
*   Tiger Airways Holdings, Ltd.                         395,000        212,023
    Tiong Woon Corp. Holding, Ltd.                     1,754,250        549,846
*   Transcu Group, Ltd.                                4,936,000         48,611
#*  Triyards holdings, Ltd.                              348,900        214,831
    Tuan Sing Holdings, Ltd.                           3,944,475      1,153,694
#   UMS Holdings, Ltd.                                 1,225,000        472,815
    United Engineers, Ltd.                             1,122,014      2,864,399
#   United Envirotech, Ltd.                            2,135,000      1,355,074
    United Industrial Corp., Ltd.                        116,000        283,712
    United Overseas Insurance, Ltd.                      187,250        661,966
    UOB-Kay Hian Holdings, Ltd.                        1,798,400      2,512,594
#   UPP Holdings, Ltd.                                 2,845,000        660,637
    Vard Holdings, Ltd.                                3,328,000      2,792,229
    Venture Corp., Ltd.                                1,221,000      8,247,318
    Vicom, Ltd.                                          120,000        486,263
    WBL Corp., Ltd.                                      633,000      2,132,297
#   Wee Hur Holdings, Ltd.                             1,302,000        485,744
    Wheelock Properties Singapore, Ltd.                1,210,000      1,928,064
#   Wing Tai Holdings, Ltd.                            2,321,567      4,112,636
*   Xpress Holdings, Ltd.                                915,000         27,564
#   Yeo Hiap Seng, Ltd.                                  223,731        469,299
    YHI International, Ltd.                            1,174,000        290,796
    Yoma Strategic Holdings, Ltd.                          2,000          1,318
    Yongnam Holdings, Ltd.                             4,929,000      1,200,736
                                                                 --------------
TOTAL SINGAPORE                                                     176,168,398
                                                                 --------------
UNITED STATES -- (0.0%)
    Biota Pharmaceuticals, Inc.                           75,265        316,866
                                                                 --------------
TOTAL COMMON STOCKS                                               1,134,925,664
                                                                 --------------

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                       SHARES       VALUE++
                                                     ----------- --------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*     AVJennings, Ltd. Rights 05/24/13                 2,074,014 $       53,754
*     Buccaneer Energy, Ltd. Rights 05/09/13           2,612,655             --
*     Centrebet International, Ltd. Litigation
        Rights                                            81,336             --
*     Cobar Consolidated Resources, Ltd. Rights
        05/28/13                                          30,265            392
*     Empire Oil & Gas NL Rights 05/20/13                 56,677            176
*     Samson Oil & Gas, Ltd. Rights 05/15/13           2,391,833             --
                                                                 --------------
TOTAL AUSTRALIA                                                          54,322
                                                                 --------------
HONG KONG -- (0.0%)
*     Tungtex Holdings Rights 05/27/13                     9,600             --
                                                                 --------------
SINGAPORE -- (0.0%)
*     Rickmers Maritime Rights 05/28/13                   90,000          4,384
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    58,706
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                     ----------- --------------
SECURITIES LENDING COLLATERAL -- (20.0%)
(S)@  DFA Short Term Investment Fund                  24,459,810    283,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $226,399 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $231,389) to be repurchased at $226,853   $       227        226,852
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                                 283,226,852
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,293,282,212)              $1,418,211,222
                                                                 ==============

                    THE UNITED KINGDOM SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                         ---------- -----------
COMMON STOCKS -- (97.1%)

Consumer Discretionary -- (26.0%)
    4imprint Group P.L.C.                                    97,044 $   761,323
    888 Holdings PLC                                        647,703   1,711,764
*   Aga Rangemaster Group P.L.C.                            453,866     554,444
*   Barratt Developments P.L.C.                           4,717,626  22,837,159
    Bellway P.L.C.                                          511,971  10,709,303
    Berkeley Group Holdings P.L.C.                          597,347  19,368,537
    Betfair Group P.L.C.                                     47,676     641,905
    Bloomsbury Publishing P.L.C.                            274,284     492,170
    BOOT HENRY P.L.C.                                       430,792   1,206,650
    Bovis Homes Group P.L.C.                                875,787  10,450,186
    Bwin.Party Digital Entertainment P.L.C.               2,380,983   4,947,997
    Centaur Media P.L.C.                                    556,967     397,596
    Chime Communications P.L.C.                             267,781   1,067,971
    Cineworld Group P.L.C.                                  462,636   2,082,070
    Creston P.L.C.                                           22,394      29,888
    Daily Mail & General Trust P.L.C.                     1,312,593  14,027,068
    Darty P.L.C.                                          1,897,975   1,445,883
    Debenhams P.L.C.                                      6,155,520   7,962,313
    Dignity P.L.C.                                          222,417   4,758,016
#*  Dixons Retail P.L.C.                                 16,850,562   9,218,666
    Domino's Pizza Group P.L.C.                             467,183   4,728,616
    Dunelm Group P.L.C.                                     192,698   2,533,292
*   Enterprise Inns P.L.C.                                2,658,219   4,052,862
    Euromoney Institutional Investor P.L.C.                 295,537   4,503,628
    Fiberweb P.L.C.                                         655,106     811,561
*   Findel P.L.C.                                           249,917     631,378
    Forminster P.L.C.                                        43,333          --
    Fuller Smith & Turner                                   134,224   1,668,802
*   Future P.L.C.                                         1,301,863     384,919
    Games Workshop Group P.L.C.                             101,889   1,093,344
    GKN P.L.C.                                              647,455   2,771,416
    Greene King P.L.C.                                    1,421,372  16,064,330
    Halfords Group P.L.C.                                 1,020,050   5,463,063
    Headlam Group P.L.C.                                    337,290   1,803,804
    HMV Group P.L.C.                                        229,315       3,918
#   Home Retail Group P.L.C.                              3,564,881   8,633,422
#   Hornby P.L.C.                                           154,220     204,003
    Howden Joinery Group P.L.C.                           2,574,989   9,958,468
    Huntsworth P.L.C.                                       894,214     830,874
    Inchcape P.L.C.                                       2,090,755  16,298,929
    Informa P.L.C.                                        2,624,520  19,528,851
    ITV P.L.C.                                            7,691,118  15,039,393
    JD Sports Fashion P.L.C.                                120,013   1,589,775
    JD Wetherspoon P.L.C.                                   467,348   4,267,169
    John Menzies P.L.C.                                     244,534   2,772,922
*   Johnston Press P.L.C.                                   898,456     213,586
    Ladbrokes P.L.C.                                      3,967,821  11,683,417
    Laura Ashley Holdings P.L.C.                          1,500,394     675,055
    Lookers P.L.C.                                        1,129,433   1,638,703
    Low & Bonar P.L.C.                                      909,745   1,002,169
    Marston's P.L.C.                                      2,885,813   6,495,148

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
Consumer Discretionary -- (Continued)
    Mecom Group P.L.C.                                     332,622 $    220,443
    Millennium & Copthorne Hotels P.L.C.                 1,048,561    9,226,218
*   Mitchells & Butlers P.L.C.                             987,029    5,136,105
    MJ Gleeson Group P.L.C.                                195,875      768,620
*   Mothercare P.L.C.                                      424,840    2,091,209
*   MWB Group Holdings P.L.C.                              335,122           --
    N Brown Group P.L.C.                                   874,754    6,056,958
#*  Ocado Group P.L.C.                                     881,953    2,329,711
*   Pendragon P.L.C.                                     3,263,669    1,177,059
    Persimmon P.L.C. (0682538)                           1,455,388   24,448,613
    Persimmon P.L.C. (B8Y2Q10)                           1,455,388    1,695,545
    Photo-Me International P.L.C.                           62,606       75,747
*   Punch Taverns P.L.C.                                 2,627,557      419,139
    Rank Group P.L.C.                                       34,511       90,071
*   Redrow P.L.C.                                        1,499,277    4,987,282
    Restaurant Group P.L.C. (The)                          814,887    6,105,774
    Rightmove P.L.C.                                       304,304    9,078,070
    Smiths News P.L.C.                                     897,401    2,499,427
    Spirit Pub Co. P.L.C.                                2,869,342    2,893,673
*   Sportech P.L.C.                                        383,038      586,262
*   Sports Direct International P.L.C.                     737,661    5,360,414
*   STV Group P.L.C.                                         2,238        4,581
*   SuperGroup P.L.C.                                      187,429    2,018,823
    Taylor Wimpey P.L.C.                                15,614,170   22,592,584
    Ted Baker P.L.C.                                       145,093    3,051,721
#*  Thomas Cook Group P.L.C.                             4,213,340    8,473,554
    Topps Tiles P.L.C.                                     810,881      861,613
*   Torotrak P.L.C.                                         45,292       21,278
#*  Trinity Mirror P.L.C.                                1,688,565    2,356,185
    TUI Travel P.L.C.                                    1,536,840    7,514,020
    UBM P.L.C.                                             964,330   10,967,554
    UTV Media P.L.C.                                       230,855      572,071
    Vitec Group P.L.C. (The)                               160,973    1,536,986
#   WH Smith P.L.C.                                        620,413    7,140,502
    William Hill P.L.C.                                  4,017,244   26,619,844
    Wilmington Group P.L.C.                                346,234      813,202
    Young & Co's Brewery P.L.C.                             26,250      239,524
                                                                   ------------
Total Consumer Discretionary                                        442,048,108
                                                                   ------------
Consumer Staples -- (3.5%)
    A.G.BARR P.L.C.                                        424,100    3,615,097
    Anglo-Eastern Plantations                              108,153    1,193,241
    Booker Group P.L.C.                                  6,674,336   12,345,287
    Britvic P.L.C.                                         961,388    6,573,674
    Cranswick P.L.C.                                       243,258    3,991,446
    Dairy Crest Group P.L.C.                               708,964    5,079,954
    Devro P.L.C.                                           838,005    4,304,329
*   European Home Retail P.L.C.                            109,256           --
    Greencore Group P.L.C.                               1,998,274    3,307,617
    Greggs P.L.C.                                          483,318    3,113,187
    Hilton Food Group P.L.C.                                20,971      115,777
    McBride P.L.C.                                         855,515    1,521,383

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
Consumer Staples -- (Continued)
#*  Premier Foods P.L.C.                                 1,102,615 $ 1,253,865
#   PZ Cussons P.L.C.                                    1,287,639   7,987,966
    REA Holdings P.L.C.                                     50,639     361,988
    Tate & Lyle P.L.C.                                     346,659   4,549,369
*   Thorntons P.L.C.                                       206,643     256,125
                                                                   -----------
Total Consumer Staples                                              59,570,305
                                                                   -----------
Energy -- (4.7%)
*   Afren P.L.C.                                         5,276,338  11,012,086
    Anglo Pacific Group P.L.C.                             438,805   1,483,781
*   Cairn Energy P.L.C.                                  2,238,951  10,053,925
*   Coalfield Resources P.L.C.                           1,156,778      77,230
*   EnQuest P.L.C.                                       2,891,919   5,793,878
*   Essar Energy P.L.C.                                    925,724   2,061,357
*   Exillon Energy P.L.C.                                  274,698     660,356
    Fortune Oil P.L.C.                                   6,170,225     767,384
*   Hardy Oil & Gas P.L.C.                                  74,781     132,795
*   Heritage Oil P.L.C.                                    653,846   1,628,630
    Hunting P.L.C.                                         562,252   7,060,638
    James Fisher & Sons P.L.C.                             190,319   2,973,104
#*  JKX Oil & Gas P.L.C.                                   456,676     481,223
    John Wood Group P.L.C.                               1,017,921  12,286,025
    Lamprell P.L.C.                                        967,717   2,174,726
*   Premier Oil P.L.C.                                   2,273,981  13,197,663
*   Salamander Energy P.L.C.                             1,063,663   3,022,745
*   Soco International P.L.C.                              979,417   5,774,644
                                                                   -----------
Total Energy                                                        80,642,190
                                                                   -----------
Financials -- (14.6%)
    Aberdeen Asset Management P.L.C.                     1,807,795  12,618,963
    Admiral Group P.L.C.                                    41,232     821,340
    Amlin P.L.C.                                         2,325,250  15,337,552
    Ashmore Group P.L.C.                                 1,490,419   9,256,565
    Beazley P.L.C.                                       2,402,271   8,392,112
    Brewin Dolphin Holdings P.L.C.                       1,219,643   3,962,948
    Capital & Counties Properties P.L.C.                   472,683   2,263,209
*   Capital & Regional P.L.C.                            1,493,345     799,974
    Catlin Group, Ltd.                                   1,706,158  13,947,116
    Charles Stanley Group P.L.C.                           126,349     794,062
    Charles Taylor P.L.C.                                  139,215     382,855
    Chesnara P.L.C.                                        444,733   1,652,355
    Close Brothers Group P.L.C.                            681,659  11,005,044
    Daejan Holdings P.L.C.                                  32,083   1,953,732
    Development Securities P.L.C.                          527,660   1,190,526
    F&C Asset Management P.L.C.                          2,192,955   3,340,144
    Hansard Global P.L.C.                                   16,468      25,352
    Hargreaves Lansdown P.L.C.                             559,935   8,527,505
    Helical Bar P.L.C.                                     660,484   2,545,418
#   Henderson Group P.L.C.                               4,716,689  12,121,738
    Hiscox, Ltd.                                         1,607,805  14,014,465
    ICAP P.L.C.                                          2,171,728   9,734,184
    IG Group Holdings P.L.C.                             1,481,677  12,410,176

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Financials -- (Continued)
    Industrial & Commercial Holdings P.L.C.                  5,000 $         --
    Intermediate Capital Group P.L.C.                      572,350    3,762,632
    International Personal Finance P.L.C.                  690,825    5,478,618
#*  IP Group P.L.C.                                      1,003,146    2,415,066
    Jardine Lloyd Thompson Group P.L.C.                    527,884    6,960,514
    Jupiter Fund Management P.L.C.                         980,739    5,049,015
    Lancashire Holdings, Ltd.                              725,809    9,556,242
*   Liontrust Asset Management P.L.C.                      129,935      337,059
    London Stock Exchange Group P.L.C.                     556,831   11,619,148
    LSL Property Services P.L.C.                           151,839      827,431
    Man Group P.L.C.                                     7,738,625   12,305,131
    Novae Group P.L.C.                                     253,311    1,836,962
    Phoenix Group Holdings                                 336,940    3,321,280
    Provident Financial P.L.C.                             177,782    4,506,539
    Puma Brandenburg, Ltd. Class A                       1,193,004           --
    Puma Brandenburg, Ltd. Class B                       1,193,004           --
*   Quintain Estates & Development P.L.C.                2,165,090    2,176,693
    Rathbone Brothers P.L.C.                               165,692    3,761,633
    Raven Russia, Ltd.                                     516,140      586,807
    S&U P.L.C.                                              21,140      380,332
    Safestore Holdings P.L.C.                              750,650    1,598,712
    Savills P.L.C.                                         596,147    5,382,231
    Shore Capital Group, Ltd.                              367,646      109,939
    St James's Place P.L.C.                                846,493    7,287,473
    ST Modwen Properties P.L.C.                            898,160    3,744,014
    Tullett Prebon P.L.C.                                1,012,284    3,852,310
    Unite Group P.L.C.                                     846,260    4,579,647
*   Waterloo Investment Holdings, Ltd.                       5,979          650
                                                                   ------------
Total Financials                                                    248,533,413
                                                                   ------------
Health Care -- (2.3%)
#   Alizyme P.L.C.                                         660,805           --
    Assura Group, Ltd.                                      78,139       41,584
    Bioquell P.L.C.                                         90,893      198,953
*   BTG P.L.C.                                           1,300,932    6,990,964
    Consort Medical P.L.C.                                 122,502    1,522,988
    Dechra Pharmaceuticals P.L.C.                          383,252    4,276,446
    Genus P.L.C.                                           272,581    5,742,849
    Hikma Pharmaceuticals P.L.C.                           605,750    9,209,151
*   Optos P.L.C.                                            89,392      224,648
*   Oxford Biomedica P.L.C.                              2,821,652       72,451
*   Renovo Group P.L.C.                                     87,461       26,301
*   Southern Cross Healthcare Group P.L.C.                 191,826           --
    Synergy Health P.L.C.                                  263,048    4,445,242
    United Drug P.L.C.                                     852,113    4,011,491
*   Vectura Group P.L.C.                                 1,580,285    2,161,002
*   Vernalis P.L.C.                                         19,974        7,071
                                                                   ------------
Total Health Care                                                    38,931,141
                                                                   ------------
Industrials -- (26.1%)
#   Air Partner P.L.C.                                      37,086      206,683
    Alumasc Group                                          124,366      164,285

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
Industrials -- (Continued)
    Ashtead Group P.L.C.                                 2,503,056 $22,891,572
    Avon Rubber P.L.C.                                      53,941     352,208
    Babcock International Group P.L.C.                     941,424  15,665,348
    Balfour Beatty P.L.C.                                3,201,702  10,751,168
    BBA Aviation P.L.C.                                  2,792,163  10,901,701
    Berendsen P.L.C.                                       778,019   9,349,500
    Bodycote P.L.C.                                      1,253,236  10,097,323
    Braemar Shipping Services P.L.C.                        82,998     515,811
    Brammer P.L.C.                                         320,884   1,777,932
    Camellia P.L.C.                                          2,481     405,689
    Cape P.L.C.                                            432,603   2,003,478
    Carillion P.L.C.                                     1,966,735   8,204,789
    Carr's Milling Industries P.L.C.                        35,379     722,174
    Castings P.L.C.                                        162,757     848,664
    Chemring Group P.L.C.                                  783,476   3,302,437
    Clarkson P.L.C.                                         61,562   1,558,261
    Cobham P.L.C.                                        4,859,398  18,931,800
    Communisis P.L.C.                                      724,400     607,841
#   Costain Group P.L.C.                                   170,942     732,679
    De La Rue P.L.C.                                       436,203   6,315,462
    easyJet P.L.C.                                         692,439  12,041,163
*   Eleco P.L.C.                                            80,000       9,907
    Fenner P.L.C.                                          804,257   4,399,166
    Firstgroup P.L.C.                                    2,048,999   6,728,745
    Galliford Try P.L.C.                                   283,812   4,351,037
    Go-Ahead Group P.L.C.                                  196,663   4,734,211
    Hampson Industries P.L.C.                              110,209          --
    Harvey Nash Group P.L.C.                                22,891      26,984
    Hays P.L.C.                                          6,075,470   8,834,275
    Hogg Robinson Group P.L.C.                             245,071     214,042
    Homeserve P.L.C.                                     1,255,219   4,086,281
    Hyder Consulting P.L.C.                                173,815   1,274,376
    IMI P.L.C.                                             576,558  11,113,814
    Interserve P.L.C.                                      657,348   4,839,108
    Intertek Group P.L.C.                                  146,847   7,554,496
    Invensys P.L.C.                                      3,349,956  20,056,348
    ITE Group P.L.C.                                     1,116,826   4,552,381
    Keller Group P.L.C.                                    304,734   4,067,222
#   Kier Group P.L.C.                                      180,721   3,292,023
    Latchways P.L.C.                                        36,248     594,300
    Lavendon Group P.L.C.                                  646,552   1,698,265
#   Management Consulting Group P.L.C.                   1,406,975     698,470
    Mears Group P.L.C.                                     380,940   2,075,497
    Meggitt P.L.C.                                       2,213,833  16,134,787
    Melrose Industries P.L.C.                            4,640,545  17,590,114
    Michael Page International P.L.C.                    1,282,180   7,442,312
    Mitie Group P.L.C.                                   1,526,552   6,551,855
    Morgan Advanced Materials P.L.C.                     1,318,331   5,366,715
    Morgan Sindall Group P.L.C.                            170,811   1,528,127
    National Express Group P.L.C.                        1,774,948   5,277,270
    Northgate P.L.C.                                       640,260   3,370,333
    PayPoint P.L.C.                                        156,884   1,986,172

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Industrials -- (Continued)
    QinetiQ Group P.L.C.                                 3,080,895 $  9,070,289
    Regus P.L.C.                                         3,349,550    8,531,469
*   Renold P.L.C.                                          104,904       33,405
    Rentokil Initial P.L.C.                              5,429,970    8,007,976
    Ricardo P.L.C.                                         222,444    1,340,866
    Richmond Oil & Gas P.L.C.                              220,000           --
    Robert Walters P.L.C.                                  387,999    1,393,219
    Rotork P.L.C.                                          332,184   15,028,423
    RPS Group P.L.C.                                     1,028,660    3,990,636
    Senior P.L.C.                                        1,889,567    7,499,421
    Serco Group P.L.C.                                     557,131    5,361,600
#   Severfield-Rowen P.L.C.                              1,238,500      759,910
    Shanks Group P.L.C.                                  1,979,777    2,518,100
    SIG P.L.C.                                           2,638,341    6,649,831
    Speedy Hire P.L.C.                                   1,998,748    1,504,710
    Spirax-Sarco Engineering P.L.C.                        320,648   13,098,841
    St Ives P.L.C.                                         668,424    1,451,824
    Stagecoach Group P.L.C.                              1,926,072    9,205,976
    Sthree P.L.C.                                          358,578    1,870,091
    Stobart Group, Ltd.                                        169          220
    T Clarke P.L.C.                                        147,457      119,114
    Tarsus Group P.L.C.                                    210,086      769,757
    Travis Perkins P.L.C.                                  944,677   21,078,338
    Tribal Group P.L.C.                                    150,160      340,732
    Trifast P.L.C.                                         365,061      306,696
    UK Mail Group P.L.C.                                   197,261    1,301,703
    Ultra Electronics Holdings P.L.C.                      297,938    7,644,166
    Vesuvius P.L.C.                                      1,322,288    7,163,803
#   Volex P.L.C.                                           229,354      344,538
    Vp P.L.C.                                              167,297      886,491
*   Wincanton P.L.C.                                       447,374      368,225
    WS Atkins P.L.C.                                       501,683    7,035,852
#   XP Power, Ltd.                                          73,546    1,369,876
                                                                   ------------
Total Industrials                                                   444,842,699
                                                                   ------------
Information Technology -- (8.1%)
    Acal P.L.C.                                            104,729      344,009
    Anite P.L.C.                                         1,253,216    2,385,479
    Aveva Group P.L.C.                                     231,856    8,003,346
    Computacenter P.L.C.                                   461,633    3,222,848
    CSR P.L.C.                                             898,262    6,887,914
    Dialight P.L.C.                                         72,616    1,464,047
    Diploma P.L.C.                                         541,148    4,799,745
    Domino Printing Sciences P.L.C.                        491,522    5,091,192
    E2V Technologies P.L.C.                                420,206      777,483
    Electrocomponents P.L.C.                             1,962,556    7,334,704
    Fidessa Group P.L.C.                                   141,061    3,935,000
*   Filtronic P.L.C.                                         4,262        4,246
    Halma P.L.C.                                         1,567,406   12,201,858
*   Imagination Technologies Group P.L.C.                  593,482    3,932,084
*   Innovation Group P.L.C.                              3,956,606    1,596,969
*   Kofax P.L.C.                                           326,933    1,627,078

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
Information Technology -- (Continued)
    Laird P.L.C.                                         1,260,795 $  4,255,148
    Micro Focus International P.L.C.                       614,580    6,397,597
    Moneysupermarket.com Group P.L.C.                      583,122    1,818,332
    NCC Group P.L.C.                                       102,923      180,641
    Oxford Instruments P.L.C.                              147,050    3,524,613
    Pace P.L.C.                                          1,380,043    5,326,856
    Phoenix IT Group, Ltd.                                 204,614      477,474
    Premier Farnell P.L.C.                               1,583,115    5,204,786
*   PV Crystalox Solar P.L.C.                              384,786       61,830
    Renishaw P.L.C.                                        188,423    4,826,017
    RM P.L.C.                                              363,499      419,193
    SDL P.L.C.                                             347,207    1,963,643
    Sepura P.L.C.                                           81,535      138,456
    Spectris P.L.C.                                        521,339   17,113,401
    Spirent Communications P.L.C.                        2,633,737    5,339,576
    Telecity Group P.L.C.                                  656,941    9,428,402
    TT electronics P.L.C.                                  696,887    1,805,230
    Vislink P.L.C.                                         274,226      129,961
*   Wolfson Microelectronics P.L.C.                        504,759    1,609,057
    Xaar P.L.C.                                            252,655    1,967,292
    Xchanging P.L.C.                                     1,132,966    2,356,973
                                                                   ------------
Total Information Technology                                        137,952,480
                                                                   ------------
Materials -- (7.2%)
    African Barrick Gold P.L.C.                            361,989      986,368
*   Alent P.L.C.                                         1,218,370    6,415,392
    AZ Electronic Materials SA                             589,421    2,609,981
    British Polythene Industries P.L.C.                    119,701    1,022,407
    Carclo P.L.C.                                          201,804    1,284,872
*   Centamin P.L.C.                                      3,531,782    2,291,184
    Croda International P.L.C.                             442,133   17,044,012
    DS Smith P.L.C.                                      4,492,720   16,322,747
    Elementis P.L.C.                                     1,983,074    8,141,231
    Ferrexpo P.L.C.                                        955,423    2,665,281
    Filtrona P.L.C.                                        802,884    8,829,959
*   Gem Diamonds, Ltd.                                     431,630      874,859
    Hill & Smith Holdings P.L.C.                           427,877    2,851,017
    Hochschild Mining P.L.C.                               657,160    2,553,996
*   International Ferro Metals, Ltd.                       423,652       65,714
    Kazakhmys P.L.C.                                       165,953      902,034
#*  Lonmin P.L.C.                                        1,749,063    7,336,667
    Marshalls P.L.C.                                       755,181    1,493,187
    Mondi P.L.C.                                         1,136,556   15,104,239
#   New World Resources P.L.C. Class A                     133,089      320,854
*   Petra Diamonds, Ltd.                                   630,380    1,076,379
#   Petropavlovsk P.L.C.                                   673,092    1,525,167
    RPC Group P.L.C.                                       716,247    4,428,826
    Synthomer P.L.C.                                     1,042,112    3,258,490
    Talvivaara Mining Co. P.L.C                          2,561,136      556,968
#*  Talvivaara Mining Co. P.L.C.                           426,856       93,411
    Vedanta Resources P.L.C.                               170,852    3,232,902
    Victrex P.L.C.                                         340,523    8,495,645

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                      SHARES       VALUE++
                                                    ----------- --------------
Materials -- (Continued)
      Zotefoams P.L.C.                                   96,852 $      326,828
                                                                --------------
Total Materials                                                    122,110,617
                                                                --------------
Telecommunication Services -- (2.3%)
      Cable & Wireless Communications P.L.C.          8,366,126      5,507,761
*     Colt Group SA                                   1,320,349      2,359,733
      Inmarsat P.L.C.                                 1,776,643     19,970,025
      Kcom Group P.L.C.                               2,643,350      3,476,726
      TalkTalk Telecom Group P.L.C.                   1,891,534      7,372,120
                                                                --------------
Total Telecommunication Services                                    38,686,365
                                                                --------------
Utilities -- (2.3%)
      Dee Valley Group P.L.C.                            12,109        263,340
      Drax Group P.L.C.                               1,866,554     17,814,212
      Pennon Group P.L.C.                             1,587,350     16,907,357
      Telecom Plus P.L.C.                               206,275      3,910,834
                                                                --------------
Total Utilities                                                     38,895,743
                                                                --------------
TOTAL COMMON STOCKS                                              1,652,213,061
                                                                --------------
PREFERRED STOCKS -- (0.0%)
      Mcbride PLC                                    14,543,755         22,592

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)       VALUE+
                                                    ----------- --------------
SECURITIES LENDING COLLATERAL -- (2.9%)
(S)@  DFA Short Term Investment Fund                  4,235,091     49,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $330,564 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $337,850) to be repurchased at $331,226  $       331        331,225
                                                                --------------
TOTAL SECURITIES LENDING COLLATERAL                                 49,331,225
                                                                --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,263,123,007)             $1,701,566,878
                                                                ==============

                     THE CONTINENTAL SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE++
                                                            ------- -----------
COMMON STOCKS -- (81.8%)

AUSTRIA -- (2.1%)
*   A-TEC Industries AG                                      21,828 $        --
    Agrana Beteiligungs AG                                   17,354   2,398,760
    Atrium European Real Estate, Ltd.                       614,001   3,671,981
    Austria Email AG                                            715       8,569
    Austria Technologie & Systemtechnik AG                   42,211     356,891
    BKS Bank AG                                               3,120      72,360
    CA Immobilien Anlagen AG                                163,483   2,301,603
    DO & Co. AG                                               5,554     276,669
#   EVN AG                                                  158,279   2,136,881
#   Flughafen Wien AG                                        46,033   2,851,767
    Frauenthal Holding AG                                     4,212      46,290
#*  Intercell AG                                            254,689     537,148
    Josef Manner & Co. AG                                       870      63,073
#   Kapsch TrafficCom AG                                     22,171   1,088,362
#   Lenzing AG                                               51,434   4,257,750
#   Mayr Melnhof Karton AG                                   45,831   4,932,561
    Oberbank AG                                              37,973   2,415,430
#   Oesterreichische Post AG                                151,659   6,725,188
#   Palfinger AG                                             57,325   1,697,473
#   POLYTEC Holding AG                                       82,397     704,348
#   RHI AG                                                  113,647   3,754,523
    Rosenbauer International AG                              15,709   1,151,403
    S IMMO AG                                               236,155   1,475,882
    Schoeller-Bleckmann Oilfield Equipment AG                52,807   5,165,349
#   Semperit AG Holding                                      49,494   1,934,585
    Strabag SE                                              102,680   2,366,145
    Telekom Austria AG                                      114,258     783,764
    UBM Realitaetenentwicklung AG                             2,880      54,048
#*  Uniqa Versicherungen AG                                 248,568   3,305,713
#   Wienerberger AG                                         525,167   6,473,355
#   Wolford AG                                               11,252     305,933
    Zumtobel AG                                             145,385   1,628,034
                                                                    -----------
TOTAL AUSTRIA                                                        64,941,838
                                                                    -----------
BELGIUM -- (2.8%)
#*  Ablynx NV                                               113,157     954,582
    Ackermans & van Haaren NV                               118,073  10,045,836
*   AGFA-Gevaert NV                                         898,617   1,618,667
    Arseus NV                                                95,993   2,519,779
    Atenor Group                                              5,478     229,400
    Banque Nationale de Belgique                                965   3,500,434
    Barco NV                                                 60,150   5,356,076
    Cie d'Entreprises CFE                                    41,428   2,521,894
    Cie Immobiliere de Belgique SA                           12,030     498,182
    Cie Maritime Belge SA                                    66,098   1,301,938
    Co.Br.Ha Societe Commerciale de Brasserie SA                115     246,798
    Compagnie du Bois Sauvage SA                                 87          --
    D'ieteren SA                                            129,060   5,945,644
#*  Deceuninck NV                                           322,928     574,229
#   Econocom Group                                          265,744   2,001,492

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BELGIUM -- (Continued)
    Elia System Operator SA                                 135,158 $ 5,958,157
#*  Euronav NV                                               88,337     354,098
    EVS Broadcast Equipment SA                               57,761   3,913,459
    Exmar NV                                                132,340   1,263,012
    Floridienne SA                                            2,033     233,338
#*  Galapagos NV                                             99,665   2,605,040
    Gimv NV                                                  13,215     679,921
    Hamon & CIE SA                                            4,508      83,196
*   Ion Beam Applications                                    89,062     709,766
    Jensen-Group NV                                          13,482     197,398
    Kinepolis Group NV                                       19,582   2,552,982
    Lotus Bakeries                                            1,361   1,164,012
    Melexis NV                                               93,665   1,903,743
    Mobistar SA                                              86,524   2,062,918
#   NV Bekaert SA                                           161,290   5,196,834
#   Nyrstar                                                 742,718   3,625,529
#*  Picanol                                                  21,495     547,826
*   RealDolmen NV/SA (5529094)                                  120          20
*   RealDolmen NV/SA (B3M0622)                                7,587     158,659
    Recticel SA                                             101,580     801,232
    Resilux                                                   4,095     346,181
*   RHJ International                                         4,202      20,366
*   Rosier                                                      655     172,210
    Roularta Media Group NV                                  10,229     184,732
    Sapec                                                     3,377     233,870
#   Sioen Industries NV                                      52,140     470,035
    Sipef SA                                                 30,617   2,403,926
    Softimat SA                                              22,765     107,609
*   TER Beke SA                                               2,260     145,986
    Tessenderlo Chemie NV                                   125,636   3,552,054
#*  ThromboGenics NV                                        155,245   7,602,940
*   TiGenix NV                                              156,577     164,721
#   Van de Velde NV                                          34,216   1,546,088
                                                                    -----------
TOTAL BELGIUM                                                        88,276,809
                                                                    -----------
DENMARK -- (3.7%)
    ALK-Abello A.S.                                          29,336   2,163,790
*   Alm Brand A.S.                                          484,611   1,747,076
    Amagerbanken A.S.                                       647,900          --
#   Ambu A.S. Class B                                        27,380     968,942
    Arkil Holding A.S. Class B                                  504      48,067
*   Atlantic Petroleum P/F                                    4,144     114,983
*   Auriga Industries Class B                                96,829   2,521,934
#*  Bang & Olufsen A.S.                                     161,993   1,352,458
    BankNordik P/F                                              292       5,800
#*  Bavarian Nordic A.S.                                    105,508   1,278,409
    BoConcept Holding A.S. Class B                            5,650     109,913
    Brodrene Hartmann A.S.                                   13,088     294,911
#   D/S Norden A.S.                                         110,869   3,431,851
*   Dalhoff Larsen & Horneman A.S.                              853         545
    Dfds A.S.                                                18,568   1,145,856
    Djurslands Bank A.S.                                      8,970     253,370

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
DENMARK -- (Continued)
#*  East Asiatic Co., Ltd. A.S.                             55,571 $    972,574
    FE Bording A.S.                                            539       59,983
    FLSmidth & Co. A.S.                                     87,409    5,094,477
    Fluegger A.S. Class B                                    4,198      242,811
*   Genmab A.S.                                            186,552    4,874,833
    GN Store Nord A.S.                                     812,990   14,869,013
    GPV Industri A.S. Series B                               2,200           --
*   Greentech Energy Systems A.S.                            8,355       13,721
    Gronlandsbanken AB                                       1,047      115,893
*   H+H International A.S. Class B                          21,395      105,721
    Harboes Bryggeri A.S. Class B                           12,252      166,613
*   Hojgaard Holdings A.S. Class B                           2,221       42,038
    IC Companys A.S.                                        35,278      707,931
    Incentive A.S.                                           3,575           --
    Jeudan A.S.                                              4,620      446,898
*   Jyske Bank A.S.                                        252,239    9,827,073
    Lan & Spar Bank                                          5,150      258,535
*   Lastas A.S. Class B                                      5,633        5,224
    NKT Holding A.S.                                       110,421    4,080,235
    Nordjyske Bank A.S.                                     17,600      287,726
    Norresundby Bank A.S.                                    7,350      241,996
*   North Media A.S.                                        20,241       44,869
#   Pandora A.S.                                           236,869    7,247,566
#*  Parken Sport & Entertainment A.S.                       33,556      505,983
    PER Aarsleff A.S. Class B                                7,270      703,590
    Ringkjoebing Landbobank A.S.                            18,815    3,094,498
    Roblon A.S. Class B                                      2,700       82,431
    Rockwool International A.S. Class B                     30,614    4,051,393
#   Royal UNIBREW A.S.                                      45,850    4,152,857
    Schouw & Co.                                            74,017    2,451,184
    SimCorp A.S.                                            19,486    5,696,045
#   Solar A.S. Class B                                      22,896    1,149,831
*   Spar Nord Bank A.S.                                    292,074    1,880,379
*   Sparekassen Faaborg A.S.                                   566       11,618
*   Sydbank A.S.                                           317,330    7,239,885
    Tivoli A.S.                                                969      515,882
#*  TK Development A.S.                                    153,640      255,306
*   Topdanmark A.S.                                        533,860   13,704,522
*   TopoTarget A.S.                                        332,263      169,083
#*  Topsil Semiconductor Matls                             194,350       13,377
*   Torm A.S.                                              116,264       15,037
    United International Enterprises                         8,918    1,552,050
#*  Vestas Wind Systems A.S.                               632,248    5,500,570
*   Vestjysk Bank A.S.                                      29,541       43,098
#*  Zealand Pharma A.S.                                     32,819      451,040
                                                                   ------------
TOTAL DENMARK                                                       118,383,294
                                                                   ------------
FINLAND -- (5.5%)
    Ahlstrom Oyj                                            41,287      626,023
#   Aktia Oyj Class A                                       19,256      164,926
#   Alma Media Oyj                                         277,852    1,258,652
    Amer Sports Oyj                                        509,189    8,675,633

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
FINLAND -- (Continued)
    Aspo Oyj                                                 83,192 $   613,446
#   Atria P.L.C.                                             30,472     260,995
    Bank of Aland P.L.C. Class B                             22,078     223,992
    BasWare Oyj                                              34,550     887,657
#*  Biotie Therapies Oyj                                    955,389     452,967
#   Cargotec Oyj                                            146,894   4,385,618
    Citycon Oyj                                           1,334,997   4,332,317
*   Componenta Oyj                                           34,813      71,485
*   Comptel Oyj                                             337,600     191,077
    Cramo Oyj                                               148,755   1,963,721
    Digia P.L.C.                                             48,912     191,640
*   Efore Oyj                                                60,233      55,609
    Elcoteq SE                                                3,041          --
    Elektrobit Corp.                                         40,268      44,487
#   Elisa Oyj                                               517,952   9,824,490
    eQ P.L.C.                                                62,919     176,125
    Etteplan Oyj                                             57,413     237,841
    F-Secure Oyj                                            463,536     978,683
    Finnair Oyj                                             328,467   1,081,562
*   Finnlines Oyj                                           124,906   1,142,910
    Fiskars Oyj Abp                                         188,387   4,195,053
*   GeoSentric Oyj                                          244,900          --
#   HKScan Oyj Class A                                      115,611     559,390
#   Huhtamaki Oyj                                           451,936   8,471,758
    Ilkka-Yhtyma Oyj                                         61,503     251,664
    Kemira Oyj                                              466,855   7,068,619
#   Kesko Oyj Class B                                       271,416   8,149,102
#   Konecranes Oyj                                          245,559   8,930,350
    Lannen Tehtaat Oyj                                       19,402     415,510
    Lassila & Tikanoja Oyj                                  138,134   2,446,259
    Lemminkainen Oyj                                         25,050     498,567
#   Metsa Board Oyj                                       1,549,706   4,824,995
*   Neo Industrial Oyj                                        2,630       1,841
#   Neste Oil Oyj                                           530,571   8,285,295
    Okmetic Oyj                                              59,222     345,589
#   Olvi Oyj Class A                                         64,071   1,887,413
    Oriola-KD Oyj Class A                                     5,045      15,944
    Oriola-KD Oyj Class B                                   470,543   1,450,195
    Orion Oyj Class A                                       130,940   3,743,922
#   Orion Oyj Class B                                       384,369  11,045,908
#*  Outokumpu Oyj                                         4,209,557   2,940,010
#   Outotec Oyj                                             697,608  10,205,942
    PKC Group Oyj                                            77,339   1,904,039
    Pohjola Bank P.L.C. Class A                             156,556   2,665,092
    Ponsse Oy                                                25,697     201,221
*   Poyry Oyj                                               190,749   1,118,298
    Raisio P.L.C. Class V                                   541,284   2,316,741
    Ramirent Oyj                                            316,716   3,141,859
    Rapala VMC Oyj                                          113,258     695,451
#   Rautaruukki Oyj                                         439,221   2,841,401
*   Ruukki Group Oyj                                        604,909     325,213
    Saga Furs Oyj                                            11,324     357,494

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
FINLAND -- (Continued)
#   Sanoma Oyj                                             335,250 $  2,751,778
    Scanfil P.L.C.                                          93,619      107,457
    Sievi Capital P.L.C.                                   123,479      165,967
    SRV Group P.L.C.                                         7,277       30,650
    Stockmann Oyj Abp (5462371)                             43,914      675,536
#   Stockmann Oyj Abp (5462393)                            133,517    1,935,921
*   Stonesoft Oyj                                          163,959      420,201
    Technopolis Oyj                                        306,261    1,645,893
    Teleste Oyj                                             53,559      292,130
#   Tieto Oyj                                              293,073    6,285,687
#   Tikkurila Oyj                                          170,840    3,669,744
#   Uponor Oyj                                             242,805    3,596,973
    Vacon P.L.C.                                            45,973    3,159,654
    Vaisala Oyj Class A                                     40,640    1,106,371
*   Viking Line Abp                                         10,366      240,613
    YIT Oyj                                                483,134    9,146,360
                                                                   ------------
TOTAL FINLAND                                                       174,372,926
                                                                   ------------
FRANCE -- (8.9%)
    ABC Arbitrage                                           22,399      128,656
#*  Air France-KLM                                         722,730    7,320,720
    Akka Technologies SA                                     8,947      292,562
#*  Alcatel-Lucent                                      11,358,071   15,642,960
    Ales Groupe                                             24,287      387,553
    Altamir Amboise                                         81,618      960,298
    Alten SA                                                88,088    3,178,578
#*  Altran Technologies SA                                 676,432    5,325,209
#   April                                                   76,740    1,237,800
#*  Archos                                                  66,319      224,027
    Arkema SA                                                6,983      654,641
    Assystem                                                65,144    1,385,198
*   Atari SA                                                68,443           --
    Aubay                                                   10,285       75,422
#   Audika Groupe                                           22,298      226,055
    Aurea SA                                                 3,637       19,720
    Axway Software SA                                       27,245      570,026
#*  Beneteau SA                                            179,820    1,882,903
#*  Bigben Interactive                                      19,025      179,156
*   BioAlliance Pharma SA                                   11,507       63,684
    Boiron SA                                               29,446    1,667,539
    Bonduelle S.C.A.                                        72,556    1,849,909
    Bongrain SA                                             34,266    2,321,851
    Bourbon SA                                             196,419    5,363,488
*   Boursorama                                              72,317      577,164
#*  Bull                                                   389,776    1,248,911
#   Burelle SA                                               3,866    1,683,732
    Catering International Services                          4,111      129,849
*   Cegedim SA                                              17,230      496,273
    Cegid Group                                             19,931      405,623
#   Cie des Alpes                                            9,250      185,331
    Cie Industrielle et Financiere D'Entreprises             1,200       93,248
#   Ciments Francais SA                                     10,266      560,711

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
FRANCE -- (Continued)
*   Club Mediterranee SA                                    103,522 $1,759,456
*   Derichebourg SA                                         548,515  2,225,925
    Devoteam SA                                              27,431    336,999
#   Eiffage SA                                              169,719  7,526,736
#   Electricite de Strasbourg                                21,886  2,689,748
    Eramet                                                    4,977    534,151
    Esso SA Francaise                                        11,173    700,213
    Etablissements Maurel et Prom                           416,819  7,103,815
*   Etam Developpement SA                                     2,601     63,027
    Euler Hermes SA                                          52,633  5,032,879
*   Euro Disney SCA                                         130,437    835,345
    Eurofins Scientific                                      27,293  5,932,218
    Exel Industries Class A                                  10,680    506,712
    Faiveley Transport SA                                    33,880  2,046,612
#   Faurecia                                                189,288  3,528,109
*   Fimalac                                                  31,490  1,683,590
    Fleury Michon SA                                          4,694    273,130
*   GameLoft SE                                             233,869  1,570,938
    Gaumont SA                                               13,980    682,089
#   GEA                                                       2,067    241,471
#*  GECI International                                       59,392    140,007
    Gevelot SA                                                3,584    188,644
    GFI Informatique SA                                     180,760    770,980
    GL Events                                                47,335    996,643
    Groupe Crit                                              24,255    477,755
    Groupe Flo                                               29,358    109,432
*   Groupe Gorge                                              4,145     31,491
    Groupe Open                                              27,590    214,118
*   Groupe Partouche SA                                      61,786     70,864
#   Groupe Steria SCA                                       133,022  1,966,757
    Guerbet                                                   6,577    857,017
#*  Haulotte Group SA                                        65,672    552,367
    Havas SA                                              1,227,134  7,490,167
#*  Hi-Media SA                                             134,290    313,348
#   Ingenico                                                 95,463  6,413,126
#   Interparfums SA                                          17,577    560,451
    Ipsen SA                                                 91,909  3,289,129
    IPSOS                                                   158,455  5,314,313
    Jacquet Metal Service                                    53,322    612,360
    Korian                                                   11,908    259,880
    L.D.C. SA                                                    19      2,364
    Lanson-BCC                                                7,266    315,849
    Laurent-Perrier                                          12,675  1,026,869
    Lectra                                                   90,299    565,680
#   LISI                                                     17,149  1,930,408
    Maisons France Confort                                   15,380    445,920
#   Manitou BF SA                                            48,911    702,457
    Manutan International                                    14,553    545,182
*   Maurel & Prom Nigeria SA                                148,190    689,481
    Medica SA                                               175,580  3,251,723
    Mersen                                                   70,824  1,638,506
    Metropole Television SA                                 228,155  3,822,888

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES    VALUE++
                                                          ------- -----------
FRANCE -- (Continued)
    MGI Coutier                                             2,753 $   167,813
    Montupet                                               21,029     401,057
    Mr Bricolage                                           30,731     371,017
    Naturex                                                21,344   1,656,762
#   Neopost SA                                            156,473  10,314,370
#   Nexans SA                                             131,823   6,057,289
    Nexity SA                                             103,501   3,725,056
    NextRadioTV                                             8,631     151,288
*   NicOx SA                                               36,428     124,977
    Norbert Dentressangle SA                               20,989   1,629,914
    NRJ Group                                              71,242     538,355
    Oeneo                                                 167,331     601,601
*   Orco Property Group                                    12,502      38,368
    Orpea                                                 124,254   5,403,672
    Osiatis SA                                             12,092     141,006
#*  PagesJaunes Groupe                                    630,719   1,332,065
*   Parrot SA                                              38,572     988,826
#*  Peugeot SA                                            895,246   7,166,803
#   Pierre & Vacances SA                                   19,346     365,099
#   Plastic Omnium SA                                     107,827   5,269,119
    Plastivaloire                                           4,552      67,999
*   PSB Industries SA                                       8,438     266,153
    Rallye SA                                             105,816   4,189,739
*   Recylex SA                                             83,164     323,172
    Remy Cointreau SA                                      14,391   1,675,255
*   Robertet SA                                             3,167     592,012
    Rougier SA                                              1,839      58,609
    Rubis SCA                                             135,632   8,722,338
*   SA d'Explosifs et Produits Chimiques                      328      75,189
#   Sa des Ciments Vicat                                   50,299   2,982,882
*   Sabeton SA                                             10,606     178,965
    Saft Groupe SA                                        120,447   2,963,914
    Samse SA                                                8,342     696,826
    Sartorius Stedim Biotech                                8,502   1,204,710
    SEB SA                                                  7,173     520,097
#   Seche Environnement SA                                  8,041     319,168
    Sechilienne-Sidec                                      87,492   1,614,034
    Securidev SA                                            2,500      97,932
#*  Sequana SA                                             44,019     326,166
    Soc Mar Tunnel Prado Car                                1,758      59,326
    Societe BIC SA                                         18,281   1,949,500
    Societe d'Edition de Canal +                          271,472   1,901,470
    Societe des Bains de Mer et du Cercle des Etrangers
      a Monaco                                             46,150   2,013,686
    Societe Internationale de Plantations d'Heveas SA       7,636     612,460
    Societe pour l'Informatique Industrielle               40,908     271,737
#   Societe Television Francaise 1                        567,362   5,994,511
#*  SOITEC                                                564,392   2,044,923
#   Somfy SA                                               21,738   4,802,047
    Sopra Group SA                                         22,982   1,768,885
*   Spir Communication                                      4,687      62,882
*   ST Dupont SA                                          217,902      94,671
    Stallergenes SA                                        14,269     917,653

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES    VALUE++
                                                          ------- ------------
FRANCE -- (Continued)
#*  Ste Industrielle d'Aviation Latecoere SA               27,234 $    287,953
    Stef                                                   29,121    1,522,169
    Store Electronic                                        8,638      120,651
    Sword Group                                            30,562      486,322
    Synergie SA                                            60,624      674,814
*   Technicolor SA                                        412,757    1,720,343
    Teleperformance                                       256,661   11,287,556
    Tessi SA                                                6,662      748,454
#*  Theolia SA                                            281,335      493,060
    Thermador Groupe                                        7,067      533,031
    Tonnellerie Francois Freres                             5,013      301,186
    Total Gabon                                             1,029      630,731
    Touax SA                                                4,657      106,970
*   Transgene SA                                           22,613      269,213
*   Trigano SA                                             34,469      436,055
*   UBISOFT Entertainment                                 459,542    5,134,349
    Union Financiere de France BQE SA                      16,828      369,930
    Valeo SA                                               52,888    3,076,715
    Vetoquinol SA                                           5,993      211,495
    Viel et Co.                                           158,130      493,694
#   Vilmorin & Cie                                         22,432    2,869,259
    Virbac SA                                              17,539    3,579,323
*   Vivalis SA                                             14,035       95,768
    VM Materiaux SA                                         6,914      134,199
    Vranken-Pommery Monopole SA                            18,881      509,807
                                                                  ------------
TOTAL FRANCE                                                       279,084,551
                                                                  ------------
GERMANY -- (12.0%)
    A.S. Creation Tapeten                                   7,109      417,006
*   AAP Implantate AG                                      25,576       48,779
*   Aareal Bank AG                                        423,110   10,197,280
#*  Adler Modemaerkte AG                                   16,201      138,036
*   ADVA Optical Networking SE                            169,035      813,715
    Agrob Immobilien AG                                     4,300       62,302
#*  Air Berlin P.L.C.                                     196,720      584,115
#   Aixtron SE NA                                         401,333    5,753,039
    Alba SE                                                21,642    1,809,110
*   Aligna AG                                             318,087           --
    Allgeier SE                                            23,056      369,346
    Amadeus Fire AG                                        19,731    1,175,201
    Analytik Jena AG                                          597        8,655
#   Asian Bamboo AG                                        29,133       98,679
    Atoss Software AG                                         303       11,558
    Aurubis AG                                            153,470    9,681,970
    Baader Bank AG                                         88,426      220,150
    Balda AG                                              127,634      725,523
#   Bauer AG                                               40,824    1,171,412
    BayWa AG (5838057)                                     50,821    2,561,507
    BayWa AG (5838068)                                        124        6,798
    Bechtle AG                                             66,151    2,933,228
    Bertrandt AG                                           23,001    2,649,949
*   Beta Systems Software AG                                8,020       20,604

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
GERMANY -- (Continued)
#   Bijou Brigitte AG                                        14,685 $ 1,469,299
    Bilfinger SE                                             23,631   2,371,824
    Biotest AG                                               20,784   1,618,827
*   BKN International AG                                     33,408         132
    Borussia Dortmund GmbH & Co. KGaA                       241,558   1,042,712
    CANCOM SE                                                45,731     999,857
    Carl Zeiss Meditec AG                                   121,714   3,730,989
    CAT Oil AG                                               63,195     712,599
    Celesio AG                                              277,721   5,499,140
#   CENIT AG                                                 35,810     436,289
    CENTROTEC Sustainable AG                                 42,634     884,211
    Cewe Color Holding AG                                    19,271     840,384
*   Colonia Real Estate AG                                   16,334      97,969
    Comdirect Bank AG                                       152,923   1,621,458
    CompuGroup Medical AG                                    50,958   1,174,773
*   Conergy AG                                              124,142      55,969
*   Constantin Medien AG                                    359,780     733,923
*   COR&FJA AG                                                  217         243
    CropEnergies AG                                          96,085     741,055
    CTS Eventim AG                                          106,100   4,101,679
    DAB Bank AG                                             130,043     631,863
    Data Modul AG                                            11,455     249,411
#   Delticom AG                                              15,867     780,449
    Deufol SE                                               112,955     122,085
    Deutsche Beteiligungs AG                                 29,148     708,377
    Deutsche Wohnen AG                                      700,454  12,352,943
#*  Deutz AG                                                408,989   2,216,626
*   Dialog Semiconductor P.L.C.                             221,152   2,634,423
    DIC Asset AG                                             13,115     147,534
    Dierig Holding AG                                         9,408     110,132
    Dr Hoenle AG                                             21,610     322,773
    Draegerwerk AG & Co. KGaA                                 4,270     454,885
    Drillisch AG                                            196,227   3,970,897
    Duerr AG                                                 47,291   5,390,471
    DVB Bank SE                                             173,470   5,482,219
    Eckert & Ziegler AG                                      16,458     621,759
    Elmos Semiconductor AG                                   40,780     424,553
    ElringKlinger AG                                        123,227   4,029,936
    Erlus AG                                                  2,970     144,723
#   Euromicron AG                                            29,652     593,848
    Euwax AG                                                  9,680     745,552
#*  Evotec AG                                             1,165,338   4,185,310
    Fielmann AG                                              32,343   3,121,285
#*  First Sensor AG                                          18,636     189,335
#*  Francotyp-Postalia Holding AG Class A                     8,979      30,243
#   Freenet AG                                              416,629  10,387,704
    Fuchs Petrolub AG                                       112,887   8,602,448
*   GAGFAH SA                                               281,532   3,637,205
    GBW AG                                                   28,417     783,284
    Gerresheimer AG                                         133,552   7,630,926
#   Gerry Weber International AG                             89,108   3,913,860
    Gesco AG                                                 13,727   1,455,029

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES   VALUE++
                                                          ------- ----------
GERMANY -- (Continued)
    GFK SE                                                 72,083 $4,112,956
    GFT Technologies AG                                    66,050    307,489
#*  Gigaset AG                                            175,782    216,584
#   Gildemeister AG                                       215,412  4,871,106
    Grammer AG                                             54,901  1,745,637
    Grenkeleasing AG                                       32,703  2,623,734
    GSW Immobilien AG                                     164,209  6,593,576
    H&R AG                                                 50,783    617,986
    Hamborner REIT AG                                      22,740    222,028
    Hamburger Hafen und Logistik AG                        78,568  1,691,637
#   Hansa Group AG                                        146,815    617,714
#   Hawesko Holding AG                                     19,480  1,071,589
#*  Heidelberger Druckmaschinen AG                        945,991  2,079,354
    Highlight Communications AG                            98,062    543,348
#*  Homag Group AG                                         20,574    387,529
    Hornbach Baumarkt AG                                      131      4,288
    Indus Holding AG                                       97,175  3,197,425
    Init Innovation In Traffic Systems AG                  23,949    766,452
*   Intershop Communications AG                            62,598    136,074
    Isra Vision AG                                         13,582    595,530
#*  IVG Immobilien AG                                     400,498    337,776
    Jenoptik AG                                           185,979  2,137,583
#*  Joyou AG                                                5,945     85,401
*   Kampa AG                                                7,101        326
*   Kloeckner & Co. SE                                    481,937  5,833,686
*   Koenig & Bauer AG                                      14,426    348,368
    Kontron AG                                            226,154  1,228,134
#   Krones AG                                              72,618  5,058,114
    KSB AG                                                  3,584  2,228,625
#*  KUKA AG                                               102,786  4,653,569
    KWS Saat AG                                            17,224  6,473,866
    Leifheit AG                                            12,500    497,480
#   Leoni AG                                              146,239  6,615,278
*   Loewe AG                                               16,941     50,176
    LPKF Laser & Electronics AG                            37,781    996,625
#*  Manz AG                                                 8,720    298,339
*   MasterFlex SE                                          19,347    128,324
    Maxdata Computer AG                                    94,120         --
*   Mediclin AG                                           119,554    625,760
*   Medigene AG                                            95,039     98,952
    MLP AG                                                216,957  1,541,328
#   Mobotix AG                                             13,494    271,318
*   Mologen AG                                             22,882    421,768
*   Morphosys AG                                           70,908  3,224,685
    MTU Aero Engines Holding AG                               198     18,756
#   Muehlbauer Holding AG & Co. KGaA                       14,905    412,792
#   MVV Energie AG                                        114,055  3,372,907
#   Nemetschek AG                                          24,668  1,492,401
    Nexus AG                                               42,453    506,640
#*  Nordex SE                                             249,804  1,882,244
    NORMA Group AG                                         98,228  3,469,637
    OHB AG                                                 35,659    767,919

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES    VALUE++
                                                          ------- -----------
GERMANY -- (Continued)
*   Oldenburgische Landesbank AG                            3,934 $   124,459
    P&I Personal & Informatik AG                           17,863     795,921
*   Patrizia Immobilien AG                                134,894   1,368,648
    Pfeiffer Vacuum Technology AG                          40,356   4,910,903
    PNE Wind AG                                           204,104     726,667
    Powerland AG                                            4,118      26,972
#*  Praktiker AG                                          481,177     702,645
    Progress-Werk Oberkirch AG                              7,812     349,982
    PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                              27,573     577,959
*   Pulsion Medical Systems SE                              3,800      76,976
    PVA TePla AG                                           46,019     126,392
    QSC AG                                                413,146   1,334,922
#   R Stahl AG                                             14,410     673,615
    Rational AG                                            15,420   4,787,081
    REALTECH AG                                             6,625      44,886
    Rheinmetall AG                                        171,909   8,163,155
    Rhoen Klinikum AG                                     449,257   9,591,339
#   RIB Software AG                                        29,119     152,146
*   S&T AG                                                  8,181      22,716
*   SAF-Holland SA                                        205,387   1,711,676
#   Salzgitter AG                                         169,114   6,656,533
#   Schaltbau Holding AG                                   19,503     962,750
*   Sedo Holding AG                                        58,798     162,611
    Sektkellerei Schloss Wachenheim AG                      7,479      86,099
    SER Systems AG                                          9,400          --
#   SGL Carbon SE                                         229,387   7,845,447
    SHW AG                                                  8,466     385,114
#*  Singulus Technologies AG                              236,814     394,102
    Sinner AG                                               2,660      51,336
    Sixt AG                                                81,198   1,763,112
    SKW Stahl-Metallurgie Holding AG                       24,164     398,484
*   Sky Deutschland AG                                    643,887   3,694,348
*   SM Wirtschaftsberatung AG                              13,235      94,531
#   SMA Solar Technology AG                                36,106     897,189
    SMT Scharf AG                                          16,182     509,758
#   Software AG                                           286,671  10,046,537
#   Solarworld AG                                         336,956     311,384
    Stada Arzneimittel AG                                 256,735  10,411,937
    STINAG Stuttgart Invest AG                             35,003     806,055
    Stoehr & Co. AG                                         6,000      12,639
    STRATEC Biomedical AG                                   2,335     105,311
#*  Stroeer Media AG                                       80,834     778,736
#*  Suss Microtec AG                                       92,598   1,062,223
    Symrise AG                                            217,690   9,304,894
    Syzygy AG                                              30,656     173,649
#   TAG Immobilien AG                                     455,809   5,526,621
    Takkt AG                                              126,507   2,112,542
#*  Technotrans                                            17,139     185,348
    Telegate AG                                            18,072     194,325
*   Tipp24 SE                                              18,993   1,103,838
#   Tom Tailor Holding AG                                  77,969   1,662,517
#   Tomorrow Focus AG                                     113,715     627,093

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
GERMANY -- (Continued)
*   TUI AG                                                 620,631 $  6,590,656
    UMS United Medical Systems International AG              3,304       45,182
    UmweltBank AG                                           11,511      557,648
#*  VBH Holding AG                                           9,415       32,907
#*  Verbio AG                                               52,498       71,846
#   Vossloh AG                                              37,975    4,153,187
    VTG AG                                                  42,016      786,720
#   Wacker Chemie AG                                         2,278      174,345
    Wacker Neuson SE                                        65,589      964,311
*   Washtec AG                                               5,625       78,870
    Wincor Nixdorf AG                                      126,379    6,665,862
    Wirecard AG                                            290,560    7,810,599
    Wuerttembergische Lebensversicherung AG                 16,944      346,756
#   XING AG                                                 11,101      567,619
*   zooplus AG                                               4,975      274,509
                                                                   ------------
TOTAL GERMANY                                                       376,861,335
                                                                   ------------
GREECE -- (1.8%)
*   Aegean Airlines SA                                       5,746       18,104
    Alfa Alfa Energy S.A.                                    3,810           --
*   Alpha Bank AE                                          674,977      861,690
    Alysida S.A.                                             2,376           --
*   Anek Lines SA                                          494,192       67,686
*   Astir Palace Hotel SA                                   93,886      481,001
*   Athens Medical Center SA                                59,747       57,052
    Athens Water Supply & Sewage Co. SA (The)              116,677      875,659
    Atlantic Supermarkets S.A.                              34,730           --
    Autohellas SA                                           59,308      148,629
*   Babis Vovos International Construction SA               21,073           --
    Balafas S.A.                                            15,200           --
*   Bank of Cyprus P.L.C.                                4,342,301           --
    Bank of Greece                                         133,571    2,370,725
*   Daios Plastics SA                                       15,477       97,478
*   Diagnostic & Therapeutic Center of Athens Hygeia SA     85,353       50,079
*   Elastron S.A.                                           49,724       46,380
*   Elektroniki Athinon SA                                   7,497        4,739
*   Ellaktor SA                                            544,614    1,486,286
*   Eltrak SA                                               29,370       54,123
*   Elval - Hellenic Aluminium Industry SA                  28,590       75,386
    Etma Rayon S.A                                          11,242           --
*   Euromedica SA                                           22,826       13,339
    European Reliance General Insurance Co. SA              40,776       67,592
*   Folli Follie Group                                     150,049    3,148,070
*   Forthnet SA                                              1,748          847
*   Fourlis Holdings SA                                    146,787      402,508
*   Frigoglass SA                                          115,348      767,732
*   GEK Terna Holding Real Estate Construction SA          296,155      795,035
*   Halcor SA                                              142,942      155,569
    Hellenic Exchanges SA Holding Clearing Settlement
      and Registry                                         296,505    1,988,931
    Hellenic Petroleum SA                                  326,121    3,607,610
*   Hellenic Telecommunications Organization SA            707,121    6,172,720
*   Iaso SA                                                206,042      304,556

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
GREECE -- (Continued)
    Informatics S.A.                                         3,778 $        --
*   Intracom Holdings SA                                   247,375     162,598
    Intralot SA-Integrated Lottery Systems & Services      551,157   1,513,628
*   Ionian Hotel Enterprises AE                              9,390     130,463
    Ipirotiki Software & Publications S.A.                  22,110          --
    JUMBO SA                                               400,965   3,787,549
*   Lamda Development SA                                       905       5,947
    Lan-Net S.A.                                            12,688          --
*   Loulis Mills SA                                         14,737      47,355
*   Marfin Investment Group Holdings SA                  2,380,237   1,048,548
    Metka SA                                               101,638   1,544,183
*   Michaniki SA                                           155,442      33,179
    Motor Oil Hellas Corinth Refineries SA                 246,966   2,737,637
*   Mytilineos Holdings SA                                 367,558   2,289,781
*   National Bank of Greece SA                           1,907,273   1,640,074
*   Neorion Holdings SA                                     14,991       2,468
    OPAP SA                                                168,712   1,663,086
*   Piraeus Bank SA                                      4,777,477   1,341,057
    Piraeus Port Authority                                  21,267     534,876
    Promota Hellas S.A.                                      8,860          --
*   Proton Bank SA                                         141,214          --
*   Public Power Corp. SA                                  528,487   5,136,126
*   Real Estate Development & Services SA                   49,939      40,561
    S&B Industrial Minerals SA                              68,336     522,922
*   Sarantis SA                                             74,884     448,046
*   Sidenor Steel Products Manufacturing Co. SA             79,509     162,005
*   T Bank SA                                              228,007          --
*   Technical Olympic SA                                     2,237       5,412
    Terna Energy SA                                        144,697     642,131
    Themeliodomi S.A.                                       37,422          --
    Thessaloniki Port Authority SA                           6,936     210,584
    Thessaloniki Water Supply & Sewage Co. SA               15,807     122,383
*   Thrace Plastics Co. SA                                  33,856      62,052
*   Titan Cement Co. SA                                    203,501   3,793,397
*   TT Hellenic Postbank SA                                695,353     153,845
*   Viohalco Hellenic Copper and Aluminum Industry SA      603,593   3,705,251
                                                                   -----------
TOTAL GREECE                                                        57,606,670
                                                                   -----------
IRELAND -- (2.6%)
    Aer Lingus Group P.L.C.                                752,359   1,367,158
*   Aminex P.L.C.                                          496,086      33,319
    C&C Group P.L.C. (B010DT8)                             399,607   2,500,622
    C&C Group P.L.C. (B011Y09)                           1,014,594   6,302,654
    DCC P.L.C. (0242493)                                   308,989  11,304,049
    DCC P.L.C. (4189477)                                    19,143     700,228
    Dragon Oil P.L.C.                                      967,071   9,394,702
*   Elan Corp. P.L.C.                                        1,622      18,775
    FBD Holdings P.L.C.                                    125,728   2,036,826
    Fyffes P.L.C.                                          140,808     129,286
    Glanbia P.L.C. (4058629)                                69,229     927,463
    Glanbia P.L.C. (0066950)                               700,613   9,380,303
    Grafton Group P.L.C.                                   627,138   4,370,640

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
IRELAND -- (Continued)
    IFG Group P.L.C.                                        271,865 $   500,053
    Irish Continental Group P.L.C. (3333651)                 23,420     641,518
    Irish Continental Group P.L.C. (3339455)                  7,133     194,252
*   Kenmare Resources P.L.C.                              4,546,361   1,888,387
    Kingspan Group P.L.C.                                   469,981   5,673,527
    McInerney Holdings P.L.C.                               697,135          --
    Paddy Power P.L.C. (0258810)                            180,573  15,178,816
    Paddy Power P.L.C. (4828974)                              3,185     268,297
*   Providence Resources P.L.C.                               1,269      12,176
    Smurfit Kappa Group P.L.C.                              531,098   7,896,328
                                                                    -----------
TOTAL IRELAND                                                        80,719,379
                                                                    -----------
ISRAEL -- (2.5%)
*   Africa Israel Investments, Ltd.                         336,848     817,552
*   Africa Israel Properties, Ltd.                           52,021     616,153
    Africa Israel Residences, Ltd.                              594       7,922
*   Airport City, Ltd.                                      124,494     764,022
*   AL-ROV Israel, Ltd.                                      16,940     473,517
*   Allot Communications, Ltd.                               19,348     223,339
*   Alon Holdings Blue Square Israel, Ltd.                   47,407     178,890
*   Alrov Properties and Lodgings, Ltd.                       8,323     189,726
*   Alvarion, Ltd.                                            5,161      15,596
    Amot Investments, Ltd.                                  224,191     633,548
*   AudioCodes, Ltd.                                        159,083     631,937
    Avgol Industries 1953, Ltd.                             399,971     396,156
*   Azorim-Investment Development & Construction Co.,
      Ltd.                                                  220,571     229,531
    Babylon, Ltd.                                           134,822     810,895
    Bayside Land Corp.                                        2,648     593,995
    Big Shopping Centers 2004, Ltd.                           4,465     147,179
*   Biocell, Ltd.                                            16,731     128,845
*   BioLine RX, Ltd.                                        596,298     110,516
    Blue Square Real Estate, Ltd.                             3,962     118,694
    Cellcom Israel, Ltd.                                    150,353   1,457,413
*   Ceragon Networks, Ltd.                                   71,706     278,782
*   Clal Biotechnology Industries, Ltd.                     146,663     315,653
    Clal Industries, Ltd.                                   302,935   1,203,830
    Clal Insurance Enterprises Holdings, Ltd.                88,026   1,461,681
*   Compugen, Ltd.                                           54,375     321,463
    Delek Automotive Systems, Ltd.                          141,827   1,522,542
    Delek Group, Ltd.                                         1,085     286,063
    Delta-Galil Industries, Ltd.                             41,306     606,732
    Direct Insurance Financial Investments, Ltd.             35,764     124,626
    DS Apex Holdings, Ltd.                                   38,130     138,812
*   El Al Israel Airlines                                    77,144      12,717
*   Elbit Imaging, Ltd.                                      52,672     116,338
    Elbit Systems, Ltd.                                     112,767   4,707,048
    Electra, Ltd.                                             7,074     869,217
    Elron Electronic Industries, Ltd.                        60,778     330,631
*   Equital, Ltd.                                               630       7,372
*   Evogene, Ltd.                                           108,984     601,633
*   EZchip Semiconductor, Ltd.                              106,730   2,419,286
*   First International Bank Of Israel, Ltd.                 98,118   1,430,518

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
ISRAEL -- (Continued)
    FMS Enterprises Migun, Ltd.                              10,300 $   121,302
*   Formula Systems 1985, Ltd.                               36,549     767,918
    Frutarom Industries, Ltd.                               172,711   2,552,841
*   Gilat Satellite Networks, Ltd.                           98,619     556,946
*   Given Imaging, Ltd.                                      53,650     851,479
    Golf & Co., Ltd.                                         57,649     168,982
*   Hadera Paper, Ltd.                                       10,176     590,607
    Harel Insurance Investments & Financial Services,
      Ltd.                                                   46,499   2,315,873
    Industrial Buildings Corp.                              347,656     522,916
*   Israel Discount Bank, Ltd. Class A                    2,992,865   5,031,593
    Israel Land Development Co., Ltd. (The)                  22,615      85,153
    Ituran Location and Control, Ltd.                        84,441   1,359,545
*   Jerusalem Oil Exploration                                39,274   1,029,118
*   Kamada, Ltd.                                            116,979   1,338,139
*   Kardan Yazamut                                           45,763       2,911
    Kerur Holdings, Ltd.                                      2,133      28,775
    Maabarot Products, Ltd.                                  21,999     224,204
    Magic Software Enterprises, Ltd.                         48,002     266,377
    Matrix IT, Ltd.                                         182,457     924,936
*   Mazor Robotics, Ltd.                                     85,782     404,272
    Melisron, Ltd.                                           52,829   1,095,316
*   Mellanox Technologies, Ltd.                              86,914   4,553,184
*   Menorah Mivtachim Holdings, Ltd.                        112,264   1,197,299
    Migdal Insurance & Financial Holding, Ltd.            1,312,188   2,152,063
*   Mizrahi Tefahot Bank, Ltd.                               64,217     656,970
*   Naphtha Israel Petroleum Corp., Ltd.                    149,334     757,752
    Neto ME Holdings, Ltd.                                    5,411     204,514
*   NICE Systems, Ltd.                                       16,293     577,930
*   NICE Systems, Ltd. Sponsored ADR                         25,502     904,556
*   Nitsba Holdings 1995, Ltd.                              120,919   1,403,903
*   Nova Measuring Instruments, Ltd.                         57,917     519,809
*   Oil Refineries, Ltd.                                  3,757,899   1,967,715
*   Ormat Industries                                        293,852   1,746,194
    Osem Investments, Ltd.                                  139,081   2,816,001
    Partner Communications Co., Ltd.                        343,958   2,381,012
*   Paz Oil Co., Ltd.                                        20,224   3,155,780
*   Perion Network, Ltd.                                        849      10,044
    Phoenix Holdings, Ltd. (The)                            230,555     702,534
    Plasson Industries, Ltd.                                 11,763     390,582
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.     33,735   1,559,267
    Shikun & Binui, Ltd.                                    910,403   1,906,883
    Shufersal, Ltd.                                         381,641   1,389,780
*   Space Communication, Ltd.                                15,587     242,002
    Strauss Group, Ltd.                                     160,597   2,365,883
*   Suny Electronic, Inc., Ltd.                               2,959       1,785
*   Tower Semiconductor, Ltd.                                88,339     580,022
*   Union Bank of Israel                                    130,630     497,438
                                                                    -----------
TOTAL ISRAEL                                                         80,180,475
                                                                    -----------
ITALY -- (7.1%)
#   A2A SpA                                               4,350,182   3,424,523
    ACEA SpA                                                280,731   1,922,391

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
ITALY -- (Continued)
#*  Acotel Group SpA                                          3,478 $    88,737
*   Aedes SpA                                             1,494,875      72,912
    Aeroporto di Firenze SpA                                 17,390     214,356
#   Aeroporto di Venezia Marco Polo SpA - SAVE               35,743     520,727
    Alerion Cleanpower SpA                                   92,062     436,220
    Amplifon SpA                                            327,927   1,689,556
    Ansaldo STS SpA                                         374,390   3,869,101
*   Arnoldo Mondadori Editore SpA                           500,544     666,050
*   Ascopiave SpA                                           164,564     314,366
#   Astaldi SpA                                             258,925   1,789,424
    Autogrill SpA                                           475,758   6,160,985
    Azimut Holding SpA                                      454,770   8,463,791
#   Banca Carige SpA                                      3,160,296   2,300,307
#   Banca Finnat Euramerica SpA                             685,945     255,529
    Banca Generali SpA                                      205,850   4,248,365
#   Banca IFIS SpA                                          102,347   1,071,707
#*  Banca Monte dei Paschi di Siena SpA                   8,733,630   2,464,608
    Banca Piccolo Credito Valtellinese Scarl              1,261,150   1,578,979
    Banca Popolare dell'Emilia Romagna S.c.r.l.           1,388,798  11,778,122
*   Banca Popolare dell'Etruria e del Lazio                  59,486     135,725
#*  Banca Popolare di Milano Scarl                       13,261,458   8,880,634
#   Banca Popolare di Sondrio SCARL                       1,177,273   6,833,232
#   Banca Profilo SpA                                       913,314     313,143
    Banco di Desio e della Brianza SpA                      232,296     606,633
*   Banco Popolare                                        6,663,294   9,625,574
    BasicNet SpA                                            105,627     232,813
    Beghelli SpA                                            427,981     203,219
*   Biesse SpA                                               54,004     184,016
    Brembo SpA                                              162,145   2,655,963
*   Brioschi Sviluppo Immobiliare SpA                       174,780      21,669
    Buzzi Unicem SpA                                        291,869   4,469,565
    Cairo Communication SpA                                  89,082     347,302
    Caltagirone Editore SpA                                   6,277       6,570
    Caltagirone SpA                                         242,362     404,595
*   Carraro SpA                                             113,633     298,322
    Cembre SpA                                               40,330     390,791
    Cementir Holding SpA                                    336,239     947,604
    CIR-Compagnie Industriali Riunite SpA                 1,795,934   2,076,387
    Credito Bergamasco SpA                                  129,374   2,174,878
    Credito Emiliano SpA                                    376,390   2,154,119
    CSP International Fashion Group SpA                       7,505      12,126
*   d'Amico International Shipping SA                       238,033     150,053
    Danieli & C Officine Meccaniche SpA                      58,499   1,492,903
    Datalogic SpA                                            65,558     486,425
    Davide Campari-Milano SpA                               224,124   1,820,483
#   De'Longhi SpA                                           275,556   4,181,788
*   DeA Capital SpA                                         241,155     422,486
*   Delclima                                                238,104     267,312
#   DiaSorin SpA                                             77,818   2,920,898
*   Ei Towers SpA                                            39,294   1,386,894
    Engineering SpA                                          18,153     746,093
    ERG SpA                                                 242,145   2,321,352

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
ITALY -- (Continued)
    Esprinet SpA                                            124,948 $  607,702
*   Eurotech SpA                                            103,698    175,061
    Falck Renewables SpA                                    452,790    498,310
    Fiera Milano SpA                                         37,863    223,173
#*  Finmeccanica SpA                                      1,768,900  9,214,349
#*  Fondiaria-Sai SpA                                       943,740  1,926,117
*   Gas Plus                                                 14,596     91,217
    Gefran SpA                                               27,800     94,798
*   Gemina SpA                                            2,562,430  4,899,046
#   Geox SpA                                                343,770  1,043,099
    Gruppo Editoriale L'Espresso SpA                        670,242    698,334
    Gruppo MutuiOnline SpA                                   51,809    221,411
    Hera SpA                                              2,284,472  4,652,692
*   I Grandi Viaggi SpA                                      73,870     32,758
    IMMSI SpA                                               743,533    447,293
    Indesit Co. SpA                                         185,473  1,459,123
    Industria Macchine Automatiche SpA                       58,626  1,397,358
#*  Intek Group SpA                                       1,654,192    685,050
    Interpump Group SpA                                     287,472  2,531,567
    Irce SpA                                                 43,300     82,685
    Iren SpA                                              2,070,565  2,114,843
    Italcementi SpA                                         287,621  1,785,727
*   Italmobiliare SpA                                        46,873    956,227
#*  Juventus Football Club SpA                            1,130,867    320,322
*   Landi Renzo SpA                                         203,171    339,361
    Lottomatica Group SpA                                   185,318  4,727,690
*   Maire Tecnimont SpA                                     176,570     85,343
#   Mariella Burani SpA                                      32,721         --
    MARR SpA                                                131,906  1,591,044
    Mediaset SpA                                          3,041,414  7,875,277
    Mediolanum SpA                                          758,652  5,112,200
#*  Milano Assicurazioni SpA                              2,324,306  1,522,209
*   Molecular Medicine SpA                                  109,512     58,858
*   Monrif SpA                                              105,614     38,088
    Nice SpA                                                 41,141    137,677
    Pagnossin SpA                                             9,000         --
    Piaggio & C SpA                                         736,724  1,893,335
*   Pininfarina SpA                                          70,069    250,997
*   Poltrona Frau SpA                                       188,526    270,221
#*  Prelios SpA                                           2,389,900    229,356
*   Premafin Finanziaria SpA                                961,257    228,662
*   Prima Industrie SpA                                       1,803     23,136
    Prysmian SpA                                            221,904  4,479,050
#*  RCS MediaGroup SpA                                      396,251    384,566
#   Recordati SpA                                           408,182  4,207,494
    Reply SpA                                                12,998    504,609
#*  Retelit SpA                                             410,894    273,123
    Richard-Ginori 1735 SpA                                   8,489        780
#   Sabaf SpA                                                24,109    295,591
#   SAES Getters SpA                                         30,068    299,621
*   Safilo Group SpA                                        140,163  2,297,156
*   Saras SpA                                             1,400,699  1,865,066

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
ITALY -- (Continued)
#*  Snai SpA                                                95,483 $     97,831
*   Societa Cattolica di Assicurazioni S.c.r.l.            197,353    3,874,475
#   Societa Iniziative Autostradali e Servizi SpA          227,790    2,063,618
    Societa per la Bonifica dei Terreni Ferraresi e
      Imprese Agricole SpA                                  10,867      537,462
#   Sogefi SpA                                             220,168      638,848
    SOL SpA                                                166,511    1,106,906
*   Sorin SpA                                            1,151,064    3,226,467
    Tamburi Investment Partners SpA                         37,478       79,012
*   Telecom Italia Media SpA                             1,367,187      190,428
#*  Tiscali SpA                                          3,467,783      192,225
    Tod's SpA                                               28,108    4,083,788
#   Trevi Finanziaria Industriale SpA                      154,707    1,183,715
*   Uni Land SpA                                            51,835           --
    Unione di Banche Italiane SCPA                       2,028,101    8,481,959
#*  Unipol Gruppo Finanziario SpA                          970,174    3,320,789
    Vianini Industria SpA                                   57,659       77,672
    Vianini Lavori SpA                                     175,180      796,319
    Vittoria Assicurazioni SpA                             121,346    1,039,426
*   Yoox SpA                                               163,646    3,072,454
    Zignago Vetro SpA                                      114,334      719,593
                                                                   ------------
TOTAL ITALY                                                         222,434,082
                                                                   ------------
NETHERLANDS -- (4.6%)
    Aalberts Industries NV                                 471,042   10,571,607
#   Accell Group                                            93,631    1,708,784
*   AFC Ajax NV                                             18,134      173,855
#*  AMG Advanced Metallurgical Group NV                    160,659    1,482,285
#   Amsterdam Commodities NV                                80,355    1,783,746
#   APERAM                                                 262,538    3,241,239
#   Arcadis NV                                             279,851    7,736,986
    ASM International NV                                   237,793    7,943,145
    Atag Group NV                                            4,630           --
    Ballast Nedam                                            2,824       39,442
    Batenburg Techniek                                       4,802       79,712
    BE Semiconductor Industries NV                         158,272    1,479,541
    Beter Bed Holding NV                                    85,947    1,611,957
    BinckBank NV                                           318,343    2,439,549
    Brunel International NV                                 51,749    2,194,219
*   Crown Van Gelder                                         9,818       61,853
    CSM                                                    367,045    8,216,134
    Delta Lloyd NV                                         761,184   14,636,283
#   DOCdata NV                                              22,463      433,558
#   Exact Holding NV                                        64,313    1,367,526
*   Grontmij                                               295,566    1,429,711
#   Heijmans NV                                             96,983      892,256
    Hunter Douglas NV                                        8,819      362,245
#*  Kardan NV                                               75,774       51,688
    KAS Bank NV                                             58,317      651,721
    Kendrion NV                                             42,570    1,046,773
#   Koninklijke BAM Groep NV                             1,341,612    5,946,578
    Koninklijke Ten Cate NV                                144,023    3,498,052
#   Koninklijke Wessanen NV                                398,316    1,404,019

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
NETHERLANDS -- (Continued)
#   Macintosh Retail Group NV                               53,398 $    615,619
#   Nederland Apparatenfabriek                              28,810    1,200,997
    Nutreco NV                                             179,628   17,080,181
*   Ordina NV                                              369,845      608,905
#*  PostNL NV                                            1,920,653    4,380,732
*   Roto Smeets Group NV                                     6,724       53,478
#*  Royal Imtech NV                                        349,305    3,894,349
    RoyalReesink                                               871       74,318
#*  SBM Offshore NV                                        932,130   14,957,435
    Sligro Food Group NV                                   105,146    3,466,375
#   SNS REAAL Groep NV                                     705,718           --
#   Telegraaf Media Groep NV                               166,642    1,971,377
    TKH Group NV                                           178,620    4,854,759
#*  TomTom NV                                              562,433    2,539,935
    Unit4 NV                                               143,180    4,879,793
    USG People NV                                          382,323    2,990,606
    Van Lanschot NV                                          3,398       64,477
*   Xeikon NV                                               58,445      352,868
                                                                   ------------
TOTAL NETHERLANDS                                                   146,470,668
                                                                   ------------
NORWAY -- (3.0%)
#   ABG Sundal Collier Holding ASA                       1,196,794      876,557
    AF Gruppen ASA                                           2,718       27,788
#*  Agasti Holding ASA                                     227,087       49,225
    Aker ASA Class A                                         1,221       37,770
*   Algeta ASA                                             148,632    5,050,870
*   Archer, Ltd.                                           496,831      327,108
    Arendals Fossekompani A.S.                                  90       26,151
#   Atea ASA                                               296,910    3,209,385
    Austevoll Seafood ASA                                  362,267    2,398,540
    Bakkafrost P/F                                          59,642      754,390
#*  Bionor Pharma ASA                                      134,131       59,386
    Bonheur ASA                                             68,100    1,521,915
    BW Offshore, Ltd.                                    1,367,345    1,297,865
*   BWG Homes ASA                                          346,255      799,100
#   Cermaq ASA                                             285,677    4,266,678
    Copeinca ASA                                           100,907    1,059,773
*   Deep Sea Supply P.L.C.                                 373,810      583,265
#*  Det Norske Oljeselskap ASA                             213,647    3,044,749
#*  DNO International ASA                                3,907,920    6,850,409
#*  DOF ASA                                                197,102      847,938
    Ekornes ASA                                            112,551    1,802,772
#*  Electromagnetic GeoServices A.S.                       566,149      823,063
#   Eltek ASA                                            1,292,456    1,297,842
    Evry ASA                                               267,383      384,014
    Farstad Shipping ASA                                    65,666    1,375,089
#*  Frontline, Ltd.                                        214,780      401,563
    Ganger Rolf ASA                                         58,809    1,295,638
#*  Golden Ocean Group, Ltd.                             1,180,259    1,137,860
*   Grieg Seafood ASA                                      154,146      387,556
*   Havila Shipping ASA                                     22,400       97,500
*   Hoegh LNG Holdings, Ltd.                                80,412      641,821

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
NORWAY -- (Continued)
*   Hurtigruten ASA                                         759,030 $   369,913
#*  Intex Resources ASA                                      45,445      25,147
*   Kongsberg Automotive Holding ASA                      1,784,754     546,002
    Kongsberg Gruppen A.S.                                      673      12,722
#   Kvaerner ASA                                            807,447   1,362,824
#   Leroey Seafood Group ASA                                 81,749   2,568,756
#*  Nordic Semiconductor ASA                                580,280   1,763,748
#*  Norske Skogindustrier ASA                               660,997     296,289
    Northern Offshore, Ltd.                                 350,656     604,367
*   Norwegian Air Shuttle A.S.                              130,053   6,254,938
#*  Norwegian Energy Co. A.S.                             1,054,250     651,136
#*  Odfjell SE Class A                                      138,810     635,298
    Olav Thon Eindom A.S.                                    12,852   2,049,830
#   Opera Software ASA                                      349,386   2,381,080
#*  Panoro Energy ASA                                       692,343     302,901
*   PhotoCure ASA                                            48,187     317,391
    Prosafe SE                                              781,319   7,513,736
*   Q-Free ASA                                              139,384     398,028
#*  Renewable Energy Corp. ASA                            3,941,817   1,095,753
#*  Salmar ASA                                               38,008     382,470
*   Scana Industrier                                        227,324      14,783
#*  Sevan Drilling A.S.                                     948,237     562,549
#*  Sevan Marine ASA                                        129,032     393,000
*   Siem Offshore, Inc.                                     579,094     777,729
    Solstad Offshore ASA                                     59,959   1,050,064
#*  Songa Offshore SE                                       845,806     841,820
    SpareBank 1 SMN                                         326,521   2,780,192
#   SpareBank 1 SR Bank ASA                                 108,454     970,027
    Stolt-Nielsen, Ltd.                                      62,453   1,290,398
*   Storebrand ASA                                          509,227   2,322,940
#   Tomra Systems ASA                                       669,803   6,279,432
    TTS Group ASA                                           180,762     254,265
#   Veidekke ASA                                            333,849   2,636,207
#*  Veripos, Inc.                                            20,971      71,365
#   Wilh Wilhelmsen ASA                                      99,799     808,988
#   Wilh Wilhelmsen Holding ASA Class A                      65,996   1,839,052
                                                                    -----------
TOTAL NORWAY                                                         95,158,720
                                                                    -----------
POLAND -- (0.0%)
*   Arctic Paper SA                                          38,846      68,329
                                                                    -----------
PORTUGAL -- (1.1%)
#   Altri SGPS SA                                           594,472   1,536,797
#*  Banco BPI SA                                          2,123,556   3,049,150
#*  Banco Comercial Portugues SA                         40,080,010   5,556,929
*   Banco Espirito Santo SA                               3,557,146   4,075,762
*   BANIF - Banco Internacional do Funchal SA               686,791     108,781
    Corticeira Amorim SGPS SA                               207,426     544,557
*   Global Intelligent Technologies SGPS S.A.                63,073      14,035
    Ibersol SGPS SA                                          20,401     142,492
*   Impresa SGPS SA                                         187,798     159,406
*   INAPA - Investimentos Participacoes e Gestao SA         231,736      52,765

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
PORTUGAL -- (Continued)
    Mota-Engil SGPS SA                                      359,581 $   994,477
    Novabase SGPS SA                                         65,729     246,128
#   Portucel SA                                             881,646   3,192,955
#   REN - Redes Energeticas Nacionais SGPS SA               849,210   2,585,681
*   SAG GEST-Solucoes Automovel Globais SGPS SA             105,510      36,162
    Semapa-Sociedade de Investimento e Gestao               315,078   2,977,467
    Sonae                                                 3,774,580   3,665,025
#*  Sonae Industria SGPS SA                                 443,755     317,671
    Sonaecom - SGPS SA                                      565,634   1,323,592
    Sumol + Compal SA                                        67,967      97,353
*   Teixeira Duarte SA                                      734,737     435,013
*   Toyota Caetano Portugal SA                               38,322      26,748
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                    746,473   3,347,800
                                                                    -----------
TOTAL PORTUGAL                                                       34,486,746
                                                                    -----------
RUSSIA -- (0.1%)
*   Alliance Oil Co., Ltd.                                  215,593   1,724,655
                                                                    -----------
SPAIN -- (4.3%)
#   Abengoa SA                                              199,714     534,420
#   Abengoa SA Class B                                      798,856   1,948,600
#   Acciona SA                                               19,654   1,285,784
#   Acerinox SA                                             390,275   4,211,336
*   Adolfo Dominguez SA                                       9,323      47,452
    Adveo Group International SA                             47,385     753,074
#   Almirall SA                                             230,753   3,050,506
#*  Amper SA                                                 96,925     174,671
#   Antena 3 de Television SA                               312,481   1,905,673
#*  Azkoyen SA                                               61,293     111,736
*   Banco Espanol de Credito SA                              30,648     141,188
    Bankinter SA (B87RCP8)                                  701,807   2,584,189
#   Bankinter SA (5474008)                                1,263,259   4,645,460
*   Baron de Ley                                             13,910     907,676
#   Bolsas y Mercados Espanoles SA                          322,643   8,757,294
#*  Caja de Ahorros del Mediterraneo                        116,412          --
#*  Campofrio Food Group SA                                 100,218     657,478
#*  Cementos Portland Valderrivas SA                         47,020     240,939
#   Cie Automotive SA                                       136,234     957,103
*   Codere SA                                                91,938     249,285
    Construcciones y Auxiliar de Ferrocarriles SA             7,820   3,086,745
*   Deoleo SA                                             1,893,651     661,410
    Dinamia Capital Privado Sociedad de Capital Riesgo SA    20,438     138,528
    Duro Felguera SA                                        283,422   2,018,394
#   Ebro Foods SA                                           378,733   7,769,176
#   Elecnor SA                                              198,254   2,253,255
    Ence Energia y Celulosa S.A                             962,189   2,538,112
*   Ercros SA                                               401,585     220,192
#   Faes Farma SA                                         1,080,213   2,958,128
*   Fersa Energias Renovables SA                             93,691      34,000
    Fluidra SA                                               73,372     237,230
#   Fomento de Construcciones y Contratas SA                205,076   2,127,528
    Gamesa Corp. Tecnologica SA                           1,113,758   4,354,352

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SPAIN -- (Continued)
    Grupo Catalana Occidente SA                            194,472 $  4,406,933
#*  Grupo Ezentis SA                                     1,994,998      354,916
*   Grupo Tavex SA                                         159,552       34,025
    Iberpapel Gestion SA                                    26,401      495,603
#   Indra Sistemas SA                                      480,367    6,463,134
#*  Inmobiliaria Colonial SA                               108,920      122,796
    Inmobiliaria del Sur SA                                  2,902       16,400
*   Jazztel P.L.C.                                       1,025,473    7,710,150
*   La Seda de Barcelona SA                                      1            1
    Laboratorios Farmaceuticos Rovi SA                      68,613      627,357
#*  Mediaset Espana Comunicacion SA                        793,096    6,216,331
    Melia Hotels International SA                          232,123    1,719,712
#   Miquel y Costas & Miquel SA                             37,628    1,138,553
*   Natra SA                                                86,085      141,287
#*  NH Hoteles SA                                          521,131    1,815,024
*   Nicolas Correa SA                                       12,627       11,276
    Obrascon Huarte Lain SA                                193,959    7,173,423
    Papeles y Cartones de Europa SA                        226,938      770,780
#   Pescanova SA                                            68,547           --
    Prim SA                                                 39,424      266,261
#*  Promotora de Informaciones SA Class A                1,297,266      384,632
    Prosegur Cia de Seguridad SA                           875,740    4,895,275
#*  Realia Business SA                                     346,397      213,209
#*  Sacyr Vallehermoso SA                                1,222,509    2,543,986
*   Sociedad Nacional de Industrias Apicaciones
      Celulosa Espanola SA                                 227,522      116,962
#*  Solaria Energia y Medio Ambiente SA                     98,171       70,609
    Tecnicas Reunidas SA                                   134,643    6,524,344
    Telecomunicaciones y Energia                           146,125      205,612
#   Tubacex SA                                             520,966    1,465,693
    Tubos Reunidos SA                                      495,225    1,068,962
    Vidrala SA                                              77,869    2,595,788
    Viscofan SA                                            213,526   11,095,865
*   Vocento SA                                             196,990      240,473
#*  Zeltia SA                                              830,418    1,684,370
                                                                   ------------
TOTAL SPAIN                                                         134,150,656
                                                                   ------------
SWEDEN -- (8.8%)
    AarhusKarlshamn AB                                     111,342    5,848,128
    Acando AB                                              282,290      729,332
*   Active Biotech AB                                      121,870    1,070,710
    AddNode Group AB                                        22,737      143,278
#   AddTech AB Class B                                      83,487    2,854,568
#   AF AB Class B                                          131,076    3,609,449
#*  Anoto Group AB                                          75,223       20,853
    AQ Group AB                                             14,985      126,589
*   Arise Windpower AB                                      32,240      124,501
#   Atrium Ljungberg AB Class B                             31,807      441,452
    Avanza Bank Holding AB                                  65,238    1,447,059
#   Axfood AB                                               94,702    4,172,847
#   Axis Communications AB                                 183,851    5,062,929
    B&B Tools AB Class B                                    97,917    1,195,070
*   BE Group AB                                            215,340      541,234

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SWEDEN -- (Continued)
#   Beijer AB G&L Class B                                    60,819 $ 1,066,122
    Beijer Alma AB                                           87,433   1,782,606
    Beijer Electronics AB                                    55,826     612,155
    Betsson AB                                              137,066   4,014,767
    Bilia AB Class A                                        113,425   1,970,686
    BillerudKorsnas AB                                      650,260   6,454,344
#   BioGaia AB Class B                                       62,520   2,186,483
#   Biotage AB                                              167,576     225,491
    Bjoern Borg AB (B8ZRVS6)                                 86,437      40,011
    Bjoern Borg AB (B8G3M79)                                 86,437     460,122
*   Bong Ljungdahl AB                                        24,140      30,346
    Boras Waefveri AB Series B                                6,564          --
    Bure Equity AB                                          326,825   1,156,516
    Byggmax Group AB                                        150,938     874,158
    Castellum AB                                            739,664  11,075,385
*   Catella AB                                              214,370     175,160
#   Catena AB                                                56,202     714,532
    Cision AB                                                14,615     103,181
#   Clas Ohlson AB Class B                                  160,047   2,158,173
*   Cloetta AB Class B                                       72,926     218,795
#   Concentric AB                                           202,603   2,069,827
    Concordia Maritime AB Class B                            78,854     129,542
#   Connecta AB                                              40,724     263,706
    Corem Property Group AB Class B                           1,868       5,847
*   CyberCom Group AB                                       191,193      56,702
#   Dios Fastigheter AB                                     103,026     631,370
    Doro AB                                                  94,731     410,312
    Duni AB                                                 144,942   1,370,086
*   East Capital Explorer AB                                 47,726     346,761
#*  Enea AB                                                  63,008     463,560
#*  Eniro AB                                                420,612   1,018,651
    Fabege AB                                               585,887   6,345,143
#   Fagerhult AB                                             18,323     491,221
*   Fastighets AB Balder                                    279,717   2,030,982
    Fenix Outdoor AB                                          7,406     250,711
    FinnvedenBulten AB                                       14,559      63,557
    Gunnebo AB                                              190,542     806,702
#*  Hakon Invest AB                                         223,572   6,036,242
#   Haldex AB                                               218,520   1,391,605
    Heba Fastighets AB Class B                               43,722     499,825
    Hexpol AB                                               115,947   6,537,734
*   HIQ International AB (B97F1H4)                          254,170      93,730
    HIQ International AB (B83KBP4)                          254,170   1,442,453
    HMS Networks AB                                           7,040     119,394
#   Hoganas AB Class B                                      115,764   5,545,065
#   Holmen AB Class B                                       273,916   7,677,809
    Hufvudstaden AB Class A                                 189,483   2,480,249
    Husqvarna AB Class A                                     37,223     215,772
#   Husqvarna AB Class B                                  1,691,304   9,786,174
    Industrial & Financial Systems Class B                   89,522   1,700,697
    Indutrade AB                                             55,294   1,920,331
#   Intrum Justitia AB                                      291,001   5,985,059

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
SWEDEN -- (Continued)
#   JM AB                                                   372,482 $ 8,388,800
#*  KappAhl AB                                              277,470   1,093,678
#*  Karolinska Development AB Class B                        11,500      51,267
#   Klovern AB                                              387,861   1,757,917
#   KNOW IT AB                                               75,523     605,992
#   Kungsleden AB                                           697,243   4,888,883
    Lagercrantz AB Class B                                   76,298   1,008,256
    Lindab International AB                                 330,563   2,600,300
    Loomis AB Class B                                       318,925   6,234,728
    Meda AB Class A                                         857,997  10,270,604
*   Medivir AB Class B                                      150,765   1,600,271
#   Mekonomen AB                                             93,177   2,945,582
#*  Micronic Mydata AB                                      390,070     833,821
    Modern Times Group AB Class B                            45,589   1,956,679
    MQ Holding AB                                            56,493     126,616
    NCC AB Class A                                           24,133     567,972
    NCC AB Class B                                          364,909   8,682,687
    Nederman Holding AB                                       3,680      89,737
*   Net Entertainment NE AB Class B                         138,086   2,167,841
#*  Net Insight AB Class B                                1,189,130     246,763
#   New Wave Group AB Class B                               197,176   1,068,078
    Nibe Industrier AB Class B                              347,939   5,678,890
    Nobia AB                                                666,139   3,834,885
#   Nolato AB Class B                                        88,207   1,493,579
#*  Nordic Mines AB                                         533,532      76,219
#   Nordnet AB Class B                                      401,993   1,125,277
#   OEM International AB Class B                             45,688     484,381
*   Orexo AB                                                 57,792     496,496
*   PA Resources AB                                          35,211     127,675
*   Partnertech AB                                            3,842      11,138
    Peab AB                                                 714,633   4,010,087
#   Pricer AB Class B                                       452,718     626,262
    Proact IT Group AB                                       40,991     485,843
#   Probi AB                                                 28,553     167,483
#   Proffice AB Class B                                     262,115     906,071
    Ratos AB Class B                                         74,207     717,052
*   RaySearch Laboratories AB                                68,794     294,059
#   ReadSoft AB Class B                                      87,941     364,419
*   Rederi AB Transatlantic                                 112,133      67,807
*   Rezidor Hotel Group AB                                  353,696   1,678,482
    RNB Retail And Brands AB                             16,461,920     228,601
    Saab AB Class B                                         253,955   5,574,021
#   Sagax AB Class A                                          4,569      17,617
*   Sagax AB Class B                                         45,690     148,045
*   SAS AB                                                  581,421   1,273,642
#   Sectra AB Class B                                        26,367     215,347
    Securitas AB Class B                                  1,155,760  11,373,136
#   Semcon AB                                                81,791     747,041
    Sintercast AB                                            11,503      78,515
    SkiStar AB                                               97,008   1,137,122
#   SSAB AB Class A                                         824,806   6,077,103
    SSAB AB Class B                                         341,116   2,190,843

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
SWEDEN -- (Continued)
    Sweco AB Class B                                       187,009 $  2,252,767
*   Swedish Orphan Biovitrum AB                            612,905    3,922,329
    Swedol AB Class B                                       29,796       86,203
#   Systemair AB                                            24,860      405,441
#   TradeDoubler AB                                        181,607      411,355
*   Transcom WorldWide SA                                   32,530        3,775
#   Transmode Holding AB                                    33,650      410,047
#   Trelleborg AB Class B                                  999,202   14,877,291
    Unibet Group P.L.C.                                    132,830    4,602,971
    Uniflex AB                                              17,950       79,638
    VBG Group AB Class B                                       137        2,070
#   Vitrolife AB                                            60,303      571,241
#   Wallenstam AB Class B                                  399,066    5,700,330
#   Wihlborgs Fastigheter AB                               289,738    4,798,389
                                                                   ------------
TOTAL SWEDEN                                                        277,911,308
                                                                   ------------
SWITZERLAND -- (10.9%)
*   Acino Holding AG                                        16,820    1,737,015
*   Advanced Digital Broadcast Holdings SA                   2,024       32,672
*   AFG Arbonia-Forster Holding AG                          70,433    2,017,661
    Allreal Holding AG                                      47,545    6,957,909
#   Alpiq Holding AG                                         1,561      198,170
    ALSO Holding AG                                         16,195      786,583
    ams AG                                                  35,838    3,344,773
    APG SGA SA                                               6,586    1,650,138
    Aryzta AG                                               33,384    2,072,826
    Ascom Holding AG                                       160,822    2,085,220
    Autoneum Holding AG                                     16,853    1,158,766
#   Bachem Holding AG Class B                               24,136    1,029,834
    Baloise Holding AG                                      13,573    1,399,039
    Bank Coop AG                                            31,671    1,708,624
    Banque Cantonale de Geneve                               4,098    1,044,697
    Banque Cantonale du Jura                                 4,442      303,909
    Banque Cantonale Vaudoise                                2,393    1,325,915
    Banque Privee Edmond de Rothschild SA                      157    3,322,060
    Barry Callebaut AG                                          76       74,252
    Basilea Pharmaceutica                                   11,641      643,931
    Basler Kantonalbank                                      1,269      114,667
    Belimo Holding AG                                        1,851    4,214,012
    Bell AG                                                    241      584,316
    Bellevue Group AG                                       27,519      308,817
#   Berner Kantonalbank AG                                  23,232    6,476,906
    BKW AG                                                  31,638    1,092,732
*   Bobst Group AG                                          41,738    1,350,212
#   Bossard Holding AG                                      13,811    2,039,548
    Bucher Industries AG                                    33,342    8,047,861
    Burckhardt Compression Holding AG                        9,474    3,874,562
    Burkhalter Holding AG                                    2,522      996,125
    Calida Holding AG                                        7,779      206,104
    Carlo Gavazzi Holding AG                                 1,189      275,169
    Centralschweizerische Kraftwerke AG                         76       25,092
*   Cham Paper Holding AG                                      966      200,833

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SWITZERLAND -- (Continued)
#*  Charles Voegele Holding AG                               38,302 $   534,188
    Cicor Technologies                                        5,666     170,335
    Cie Financiere Tradition SA                               8,263     444,865
    Clariant AG                                           1,135,163  16,608,004
    Coltene Holding AG                                       16,093     831,603
    Conzzeta AG                                               1,345   2,527,280
*   Cosmo Pharmaceuticals SpA                                 1,287      62,201
    Daetwyler Holding AG                                     29,754   3,386,627
*   Dufry AG                                                 77,241  10,290,310
#   EFG International AG                                    208,474   2,787,210
*   Elma Electronic AG                                          419     183,495
    Emmi AG                                                  13,244   4,102,353
    EMS-Chemie Holding AG                                     5,678   1,642,005
    Energiedienst Holding AG                                 71,249   2,720,275
    Flughafen Zuerich AG                                     16,113   7,839,930
    Forbo Holding AG                                          6,983   4,508,726
#   Galenica AG                                              18,828  12,362,581
    GAM Holding AG                                          786,581  13,910,626
*   Gategroup Holding AG                                     88,404   1,713,356
    Georg Fischer AG                                         17,508   7,625,534
    Gurit Holding AG                                          1,799     734,387
    Helvetia Holding AG                                      25,236  10,587,385
    Huber & Suhner AG                                        41,019   2,003,547
    Implenia AG                                              65,242   3,583,799
    Inficon Holding AG                                        6,899   2,145,922
    Interroll Holding AG                                      2,404   1,005,895
    Intershop Holdings                                        5,113   1,758,629
    Jungfraubahn Holding AG                                   2,433     168,684
    Kaba Holding AG Class B                                  11,858   4,642,714
    Kardex AG                                                23,759     843,191
    Komax Holding AG                                         14,930   1,605,322
    Kudelski SA                                             188,164   2,372,173
    Kuoni Reisen Holding AG                                  15,023   4,585,332
    LEM Holding SA                                            3,667   2,225,627
    Liechtensteinische Landesbank AG                         12,936     544,579
*   LifeWatch AG                                             41,629     312,128
#   Logitech International SA                               676,961   4,316,524
    Lonza Group AG                                          239,181  16,666,614
#   Luzerner Kantonalbank AG                                 17,399   6,925,195
    MCH Group AG                                                965      64,088
#   Metall Zug AG                                               547   1,329,560
#*  Meyer Burger Technology AG                              222,481   1,360,679
    Micronas Semiconductor Holding AG                       155,041   1,093,033
    Mikron Holding AG                                           585       3,620
    Mobilezone Holding AG                                   138,514   1,344,749
    Mobimo Holding AG                                        26,411   5,935,393
*   Myriad Group AG                                          84,284     223,218
#   Nobel Biocare Holding AG                                478,680   5,365,145
    OC Oerlikon Corp. AG                                    723,490   8,374,675
*   Orascom Development Holding AG                           16,970     166,187
    Orell Fuessli Holding AG                                  5,186     499,401
    Orior AG                                                 18,048     970,420

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
SWITZERLAND -- (Continued)
    Panalpina Welttransport Holding AG                    37,815 $    3,682,361
    Parco Industriale e Immobiliare SA                       600             --
    Phoenix Mecano AG                                      3,100      1,567,350
    PSP Swiss Property AG                                148,327     13,924,435
    PubliGroupe AG                                         8,975      1,301,142
#   Rieter Holding AG                                     15,956      2,666,720
    Romande Energie Holding SA                             2,714      2,918,554
    Schaffner Holding AG                                   2,066        479,876
#*  Schmolz + Bickenbach AG                              139,656        409,465
    Schweiter Technologies AG                              4,424      2,794,314
    Schweizerische
      National-Versicherungs-Gesellschaft AG              57,227      2,733,850
    Siegfried Holding AG                                  15,813      2,085,687
    Societa Elettrica Sopracenerina SA - SES               2,340        433,946
    St Galler Kantonalbank AG                             10,118      4,427,492
    Straumann Holding AG                                  17,811      2,338,159
    Swiss Life Holding AG                                 83,792     13,274,654
    Swisslog Holding AG                                1,010,299      1,327,843
    Swissquote Group Holding SA                           47,450      1,576,937
    Tamedia AG                                            14,891      1,632,971
    Tecan Group AG                                        35,893      3,341,177
#*  Temenos Group AG                                     151,121      3,573,937
*   Tornos Holding AG                                     38,028        183,623
    U-Blox AG                                             24,015      1,294,366
*   Valartis Group AG                                        936         21,941
    Valiant Holding                                       55,805      5,232,308
    Valora Holding AG                                     14,152      2,778,633
    Vaudoise Assurances Holding SA Class B                 3,972      1,496,405
    Verwaltungs- und Privat-Bank AG                       11,926        956,239
    Vetropack Holding AG                                     782      1,585,331
    Villars Holding SA                                       121         65,055
#*  Von Roll Holding AG                                  233,256        415,880
    Vontobel Holding AG                                  121,104      3,908,046
    VZ Holding AG                                            643         92,027
    Walliser Kantonalbank                                  1,416      1,308,100
    Walter Meier AG                                       23,690      1,425,528
    Ypsomed Holding AG                                     7,328        433,826
#   Zehnder Group AG                                      39,704      1,756,628
*   Zueblin Immobilien Holding AG                        261,040        564,844
*   Zug Estates Holding AG                                   349        467,672
    Zuger Kantonalbank AG                                    623      3,340,430
                                                                 --------------
TOTAL SWITZERLAND                                                   344,528,021
                                                                 --------------
TOTAL COMMON STOCKS                                               2,577,360,462
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)

BELGIUM -- (0.0%)
*   Agfa-Gevaert NV STRIP VVPR                           122,950             --
*   Deceuninck NV STRIP VVPR                             247,412             --
*   Nyrstar NV STRIP VVPR                                178,031             --
*   RealDolmen NV STRIP VVPR (5640683)                        20             --
*   RealDolmen NV STRIP VVPR (B3B08L5)                     6,067             --
*   SAPEC SA STRIP VVPR                                       75             --

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                       SHARES       VALUE++
                                                     ----------- --------------
BELGIUM -- (Continued)
*     Tessenderlo Chemie NV STRIP VVPR                     9,955 $           --
*     Zenitel NV STRIP VVPR                                8,654             --
                                                                 --------------
TOTAL BELGIUM                                                                --
                                                                 --------------
ISRAEL -- (0.0%)
*     Africa Israel Investments, Ltd. Rights
        05/08/13                                           7,323         24,124
*     Clal Biotechnology Industries, Ltd. Rights
        05/02/13                                           9,166          9,205
                                                                 --------------
TOTAL ISRAEL                                                             33,329
                                                                 --------------
ITALY -- (0.0%)
#*    Seat Pagine Gialle SpA Warrants 08/31/14         2,988,837          2,055
                                                                 --------------
NORWAY -- (0.0%)
*     Scana Industrier Rights 05/14/13                 1,066,353         12,944
                                                                 --------------
SPAIN -- (0.0%)
*     Faes Farma SA Rights 05/03/13                    1,080,213        118,075
                                                                 --------------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13         222,481        186,637
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   353,040
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                     ----------- --------------
SECURITIES LENDING COLLATERAL -- (18.2%)
(S)@  DFA Short Term Investment Fund                  49,351,772    571,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $461,503 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $471,675) to be repurchased at $462,428   $       462        462,426
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                                 571,462,426
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,903,078,568)              $3,149,175,928
                                                                 ==============

                          THE EMERGING MARKETS SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (89.1%)

ARGENTINA -- (0.0%)
*   Celulosa Argentina                                            1 $        --
                                                                    -----------
BRAZIL -- (8.3%)
    AES Tiete SA                                             42,384     390,422
    All America Latina Logistica SA                         441,531   2,233,309
    Arteris SA                                              100,300   1,110,406
    Banco Bradesco SA                                       543,682   9,307,064
    Banco do Brasil SA                                      587,392   7,407,172
    Banco Santander Brasil SA                                52,300     384,261
    Banco Santander Brasil SA ADR                           726,366   5,389,636
    BM&FBovespa SA                                        1,706,408  11,829,503
    BR Malls Participacoes SA                               302,923   3,574,666
#   Braskem SA Sponsored ADR                                153,394   2,707,404
    BRF SA                                                    7,600     188,523
#   BRF SA ADR                                              564,360  14,013,059
    CCR SA                                                  668,168   6,545,592
    Centrais Eletricas Brasileiras SA                        70,900     191,358
#   Centrais Eletricas Brasileiras SA ADR                    86,923     449,392
#   Centrais Eletricas Brasileiras SA Sponsored ADR         100,200     269,538
    CETIP SA - Mercados Organizados                         147,600   1,743,240
#   Cia Brasileira de Distribuicao Grupo Pao de Acucar
      ADR                                                    85,830   4,768,715
#   Cia de Bebidas das Americas ADR                         622,039  26,138,079
    Cia de Saneamento Basico do Estado de Sao Paulo          66,000     927,942
#   Cia de Saneamento Basico do Estado de Sao Paulo ADR     178,668   2,554,952
    Cia Energetica de Minas Gerais                           46,775     589,845
    Cia Hering                                              108,600   2,209,182
    Cia Paranaense de Energia                                 8,900     125,443
    Cia Paranaense de Energia Sponsored ADR                  55,300     986,552
    Cia Siderurgica Nacional SA                             633,652   2,511,488
#   Cia Siderurgica Nacional SA Sponsored ADR                44,469     177,876
    Cielo SA                                                273,475   7,212,944
    Cosan SA Industria e Comercio                           130,069   3,066,527
    CPFL Energia SA                                          62,260     665,932
#   CPFL Energia SA ADR                                      33,459     716,023
    Cyrela Brazil Realty SA Empreendimentos e
      Participacoes                                         295,797   2,670,046
    Duratex SA                                              258,830   1,945,672
    EcoRodovias Infraestrutura e Logistica SA               126,788   1,099,474
    EDP - Energias do Brasil SA                             236,900   1,445,732
    Embraer SA                                              164,400   1,434,674
    Embraer SA ADR                                           94,082   3,286,284
#*  Fibria Celulose SA Sponsored ADR                        514,098   5,495,708
    Gerdau SA                                               128,907     882,038
#   Gerdau SA Sponsored ADR                                   9,025      70,846
    Grendene SA                                               1,000      11,396
    Guararapes Confeccoes SA                                  6,056     315,399
*   Hypermarcas SA                                          939,724   7,505,580
    Itau Unibanco Holding SA                                204,042   3,456,195
    Itau Unibanco Holding SA ADR                            153,946   2,590,911
    JBS SA                                                  701,336   2,211,886
    Kroton Educacional SA                                   158,184   2,208,212
    Localiza Rent a Car SA                                  107,200   1,903,694

THE EMERGING MARKETS SERIES
CONTINUED


                                                         SHARES      VALUE++
                                                       ----------- ------------
BRAZIL -- (Continued)
    Lojas Americanas SA                                    106,410 $    850,961
    Lojas Renner SA                                        103,287    3,921,370
    M Dias Branco SA                                        26,000    1,162,804
    MRV Engenharia e Participacoes SA                      203,540      875,911
    Multiplan Empreendimentos Imobiliarios SA               65,800    1,878,215
    Multiplus SA                                            38,657      637,215
    Natura Cosmeticos SA                                   117,400    2,940,941
    Odontoprev SA                                            7,800       38,907
    Oi SA                                                  179,758      522,900
    Oi SA ADR (670851104)                                    7,319       20,713
#   Oi SA ADR (670851203)                                  107,889      257,855
    Petroleo Brasileiro SA                                  98,000      937,998
#   Petroleo Brasileiro SA ADR                           1,246,739   23,875,052
    Petroleo Brasileiro SA Sponsored ADR                 1,722,575   34,399,823
    Porto Seguro SA                                        121,199    1,503,516
    Raia Drogasil SA                                       172,800    1,856,904
    Souza Cruz SA                                          320,870    4,926,716
    Tim Participacoes SA                                   288,200    1,205,665
    Tim Participacoes SA ADR                                63,679    1,328,344
    Totvs SA                                                92,875    1,747,716
    Tractebel Energia SA                                   115,000    2,046,807
    Transmissora Alianca de Energia Eletrica SA            167,020    1,925,854
    Ultrapar Participacoes SA                                9,500      252,653
    Ultrapar Participacoes SA Sponsored ADR                254,308    6,782,394
*   Usinas Siderurgicas de Minas Gerais SA                  39,100      196,599
#   Vale SA Sponsored ADR (91912E105)                    1,249,020   21,345,752
    Vale SA Sponsored ADR (91912E204)                      502,843    8,176,227
    WEG SA                                                 248,866    3,293,751
                                                                   ------------
TOTAL BRAZIL                                                        287,829,355
                                                                   ------------
CHILE -- (1.9%)
    AES Gener SA                                         1,535,803    1,115,287
    Aguas Andinas SA Class A                             1,645,260    1,310,059
#   Banco de Chile ADR                                      34,582    3,230,304
    Banco de Credito e Inversiones                          27,121    1,946,479
#   Banco Santander Chile ADR                              124,303    3,311,432
    Banmedica SA                                            18,056       47,921
    CAP SA                                                  60,471    1,906,772
    Cencosud SA                                            906,073    5,116,874
    Cencosud SA ADR                                          8,408      143,020
    CFR Pharmaceuticals SA                               1,737,925      448,366
    Cia Cervecerias Unidas SA                                8,013      138,669
    Cia Cervecerias Unidas SA ADR                           37,792    1,304,958
    Colbun SA                                            5,243,789    1,614,501
    Corpbanca SA                                       109,762,582    1,503,278
    Corpbanca SA ADR                                        22,366      458,056
    E.CL SA                                                346,010      722,216
    Embotelladora Andina SA Class A ADR                     23,068      728,718
#   Embotelladora Andina SA Class B ADR                     19,587      800,129
    Empresa Nacional de Electricidad SA Sponsored ADR       86,185    4,594,522
    Empresas CMPC SA                                       938,934    3,469,042
    Empresas COPEC SA                                      378,881    5,430,400

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
CHILE -- (Continued)
    Enersis SA Sponsored ADR                                478,616 $ 9,036,270
    ENTEL Chile SA                                          101,164   1,950,460
    Inversiones Aguas Metropolitanas SA                      70,279     149,213
#   Latam Airlines Group SA Sponsored ADR                   179,633   3,718,403
    Molibdenos y Metales SA                                  20,809     368,946
    Ripley Corp. SA                                         704,487     732,984
    SACI Falabella                                          394,826   4,514,573
    Sigdo Koppers SA                                        338,893     891,578
#   Sociedad Quimica y Minera de Chile SA Sponsored ADR      91,271   4,517,002
    Sonda SA                                                357,593   1,237,661
                                                                    -----------
TOTAL CHILE                                                          66,458,093
                                                                    -----------
CHINA -- (13.8%)
    Agile Property Holdings, Ltd.                         1,754,000   2,273,954
    Agricultural Bank of China, Ltd. Class H             16,186,000   7,777,127
    Air China, Ltd. Class H                               1,312,000   1,065,271
#*  Aluminum Corp. of China, Ltd. ADR                       112,680   1,087,362
*   Aluminum Corp. of China, Ltd. Class H                   212,000      81,202
#*  Angang Steel Co., Ltd. Class H                        1,422,000     839,050
#   Anhui Conch Cement Co., Ltd. Class H                    825,500   2,997,023
    Bank of China, Ltd. Class H                          56,613,100  26,525,169
    Bank of Communications Co., Ltd. Class H              6,152,515   4,899,601
    BBMG Corp. Class H                                      753,500     607,756
    Beijing Capital International Airport Co., Ltd.
      Class H                                               198,000     137,043
#   Beijing Enterprises Holdings, Ltd.                      668,972   5,003,987
    Belle International Holdings, Ltd.                    2,941,000   4,815,639
*   Brilliance China Automotive Holdings, Ltd.            1,614,000   1,980,258
*   Byd Co., Ltd. Class H                                   415,886   1,494,324
    China Agri-Industries Holdings, Ltd.                     93,662      45,910
    China BlueChemical, Ltd.                              1,502,000     919,552
    China CITIC Bank Corp., Ltd. Class H                  6,000,928   3,385,811
    China Coal Energy Co., Ltd. Class H                   3,309,777   2,554,951
    China Communications Construction Co., Ltd. Class H   3,568,000   3,429,133
    China Communications Services Corp., Ltd. Class H     2,892,000   2,114,887
    China Construction Bank Corp. Class H                54,255,590  45,537,284
*   China COSCO Holdings Co., Ltd. Class H                1,911,500     807,441
#*  China Eastern Airlines Corp., Ltd. ADR                    2,800      57,540
#*  China Eastern Airlines Corp., Ltd. Class H            1,032,000     414,613
    China Foods, Ltd.                                        20,000      10,217
    China Gas Holdings, Ltd.                              1,114,000   1,096,429
#   China Life Insurance Co., Ltd. ADR                      329,354  13,727,475
    China Longyuan Power Group Corp. Class H              1,387,000   1,272,176
    China Mengniu Dairy Co., Ltd.                           805,000   2,271,169
    China Merchants Bank Co., Ltd. Class H                2,871,534   6,133,920
    China Merchants Holdings International Co., Ltd.        979,321   3,094,001
#   China Minsheng Banking Corp., Ltd. Class H            4,072,000   5,228,049
#   China Mobile, Ltd. Sponsored ADR                        797,691  44,064,451
    China Molybdenum Co., Ltd. Class H                      798,322     309,501
#   China National Building Material Co., Ltd. Class H    2,083,916   2,469,834
#   China Oilfield Services, Ltd. Class H                 1,028,000   2,032,341
    China Overseas Land & Investment, Ltd.                2,694,000   8,242,839
    China Pacific Insurance Group Co., Ltd. Class H       1,642,000   5,907,556

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
CHINA -- (Continued)
#   China Petroleum & Chemical Corp. ADR                    106,449 $11,769,001
    China Petroleum & Chemical Corp. Class H              4,096,000   4,520,197
    China Railway Construction Corp., Ltd. Class H        2,554,000   2,581,980
    China Railway Group, Ltd. Class H                     2,143,000   1,131,179
#   China Resources Cement Holdings, Ltd.                 1,416,000     819,792
#   China Resources Enterprise, Ltd.                      1,025,000   3,518,965
    China Resources Gas Group, Ltd.                         572,000   1,606,036
    China Resources Land, Ltd.                            1,430,000   4,325,003
    China Resources Power Holdings Co., Ltd.              1,024,000   3,366,095
    China Shenhua Energy Co., Ltd. Class H                2,425,500   8,600,491
*   China Shipping Container Lines Co., Ltd. Class H      4,653,000   1,113,205
    China Southern Airlines Co., Ltd. Class H               980,000     518,172
#   China Southern Airlines Co., Ltd. Sponsored ADR          10,900     290,485
    China State Construction International Holdings,
      Ltd.                                                1,120,000   1,634,018
*   China Taiping Insurance Holdings Co., Ltd.              536,800     912,994
#   China Telecom Corp., Ltd. ADR                            49,067   2,526,950
    China Telecom Corp., Ltd. Class H                     2,804,000   1,433,019
#   China Unicom Hong Kong, Ltd. ADR                        470,600   6,790,758
    Chongqing Rural Commercial Bank Class H                  26,000      14,181
#   CITIC Pacific, Ltd.                                   1,669,000   2,028,056
#   CITIC Securities Co., Ltd. Class H                      653,500   1,485,144
    CNOOC, Ltd.                                           1,170,000   2,185,437
    CNOOC, Ltd. ADR                                         107,285  20,098,772
    COSCO Pacific, Ltd.                                   2,165,997   2,877,536
*   Country Garden Holdings Co., Ltd.                     3,626,769   2,059,448
#   CSR Corp., Ltd.                                       1,377,000     905,560
    Datang International Power Generation Co., Ltd.
      Class H                                             1,532,000     671,550
#   Dongfang Electric Corp., Ltd. Class H                   255,600     359,816
    Dongfeng Motor Group Co., Ltd. Class H                2,002,000   3,001,307
#   ENN Energy Holdings, Ltd.                               476,000   2,758,901
#   Evergrande Real Estate Group, Ltd.                    5,626,000   2,309,229
    Fosun International, Ltd.                             1,717,441   1,224,150
#   GCL-Poly Energy Holdings, Ltd.                        5,826,814   1,184,108
    Geely Automobile Holdings, Ltd.                       3,120,000   1,576,779
#   Golden Eagle Retail Group, Ltd.                         414,000     726,366
#   Great Wall Motor Co., Ltd. Class H                      703,500   3,056,691
    Guangdong Investment, Ltd.                            1,564,000   1,508,176
#   Guangshen Railway Co., Ltd. Sponsored ADR                29,254     731,057
    Guangzhou Automobile Group Co., Ltd. Class H          1,996,259   1,645,398
#*  Guangzhou Pharmaceutical Co., Ltd. Class H              138,000     451,245
#   Guangzhou R&F Properties Co., Ltd.                    1,225,600   2,224,012
*   Haier Electronics Group Co., Ltd.                       568,000   1,015,541
    Hengan International Group Co., Ltd.                    467,500   4,851,555
*   Huadian Power International Co. Class H                 856,000     470,327
    Huaneng Power International, Inc. Class H               368,000     426,388
#   Huaneng Power International, Inc. Sponsored ADR          34,452   1,598,573
    Industrial & Commercial Bank of China, Ltd. Class H  48,967,185  34,517,198
    Jiangsu Expressway Co., Ltd. Class H                    764,000     840,084
    Jiangxi Copper Co., Ltd. Class H                      1,023,000   2,002,127
    Kunlun Energy Co., Ltd.                               2,042,000   4,012,396
    Lenovo Group, Ltd.                                    3,967,278   3,634,307
#   Longfor Properties Co., Ltd.                            942,000   1,573,580

THE EMERGING MARKETS SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
CHINA -- (Continued)
#*  Metallurgical Corp. of China, Ltd. Class H           2,646,000 $    540,068
    New China Life Insurance Co., Ltd. Class H              84,700      316,207
    New World China Land, Ltd.                           2,554,000    1,127,821
#   Nine Dragons Paper Holdings, Ltd.                    1,905,000    1,659,737
    PetroChina Co., Ltd. ADR                               145,110   18,553,765
    PetroChina Co., Ltd. Class H                           546,000      695,947
    PICC Property & Casualty Co., Ltd. Class H           1,672,000    2,151,455
    Ping An Insurance Group Co. of China, Ltd. Class H 1,270,500 10,075,614 Shandong Weigao Group Medical Polymer Co., Ltd.
      Class H                                            1,004,000      967,159
    Shanghai Electric Group Co., Ltd. Class H            2,392,000      837,590
    Shanghai Industrial Holdings, Ltd.                     701,274    2,228,172
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H     226,400      466,912
    Shenzhou International Group Holdings, Ltd.             11,000       32,246
#   Shimao Property Holdings, Ltd.                       1,956,371    4,227,231
#   Sino-Ocean Land Holdings, Ltd.                       2,300,315    1,518,531
    Sinopec Shanghai Petrochemical Co., Ltd. Class H       952,000      328,290
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored
      ADR                                                    6,545      222,661
#   Sinopec Yizheng Chemical Fibre Co., Ltd. Class H       888,000      199,475
#   Sinopharm Group Co., Ltd. Class H                      526,400    1,568,679
#   SOHO China, Ltd.                                     2,899,263    2,505,231
#   Sun Art Retail Group, Ltd.                           1,511,000    2,105,171
    Tencent Holdings, Ltd.                                 689,200   23,758,321
    Tingyi Cayman Islands Holding Corp.                  1,242,000    3,444,307
    Tsingtao Brewery Co., Ltd. Class H                     178,000    1,192,809
    Uni-President China Holdings, Ltd.                     759,000      826,229
    Want Want China Holdings, Ltd.                       3,772,000    5,992,222
#   Weichai Power Co., Ltd. Class H                        364,200    1,274,565
#   Yanzhou Coal Mining Co., Ltd. Class H                  326,000      341,137
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR            108,916    1,144,707
    Zhaojin Mining Industry Co., Ltd.                      553,000      618,276
    Zhejiang Expressway Co., Ltd. Class H                  876,000      688,810
#   Zhuzhou CSR Times Electric Co., Ltd. Class H           276,000      761,528
#   Zijin Mining Group Co., Ltd. Class H                 3,841,000    1,139,344
#   Zoomlion Heavy Industry Science and Technology Co.,
      Ltd.                                               1,066,200    1,071,541
#   ZTE Corp. Class H                                      460,838      778,987
                                                                   ------------
TOTAL CHINA                                                         479,555,926
                                                                   ------------
COLOMBIA -- (0.6%)
    Almacenes Exito SA                                     122,048    2,000,825
    Banco de Bogota SA                                       6,512      224,787
    Bancolombia SA                                          75,718    1,244,622
#   Bancolombia SA Sponsored ADR                            76,040    5,153,231
    Cementos Argos SA                                      155,751      695,513
#   Ecopetrol SA Sponsored ADR                             220,479   10,488,186
    Empresa de Energia de Bogota SA                        703,596      526,227
    Grupo Aval Acciones y Valores                          429,243      297,516
    Grupo Nutresa SA                                         7,131       98,306
    Interconexion Electrica SA ESP                         209,669      965,007
    Isagen SA ESP                                          622,615      866,503
                                                                   ------------
TOTAL COLOMBIA                                                       22,560,723
                                                                   ------------

THE EMERGING MARKETS SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CZECH REPUBLIC -- (0.3%)
    CEZ A.S.                                                198,179 $ 5,749,420
    Komercni Banka A.S.                                      14,730   2,820,578
    Philip Morris CR A.S.                                       276     157,338
    Telefonica Czech Republic A.S.                          142,100   2,055,839
*   Unipetrol A.S.                                            3,920      34,413
                                                                    -----------
TOTAL CZECH REPUBLIC                                                 10,817,588
                                                                    -----------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E. GDR          243,279   1,060,891
*   Egyptian Financial Group-Hermes Holding GDR                 563       1,688
*   Orascom Telecom Holding S.A.E. GDR                      408,269   1,377,368
                                                                    -----------
TOTAL EGYPT                                                           2,439,947
                                                                    -----------
HUNGARY -- (0.3%)
    EGIS Pharmaceuticals P.L.C.                               3,146     248,633
    Magyar Telekom Telecommunications P.L.C.                361,187     668,028
    MOL Hungarian Oil and Gas P.L.C.                         40,682   2,891,727
    OTP Bank P.L.C.                                         237,504   4,958,674
    Richter Gedeon Nyrt                                      13,851   2,056,056
*   Tisza Chemical Group P.L.C.                              23,981     208,051
                                                                    -----------
TOTAL HUNGARY                                                        11,031,169
                                                                    -----------
INDIA -- (7.3%)
    ABB, Ltd.                                                46,035     448,385
    ACC, Ltd.                                                49,848   1,143,063
    Adani Enterprises, Ltd.                                 179,122     725,142
    Adani Ports and Special Economic Zone                   308,041     828,961
*   Adani Power, Ltd.                                       722,177     652,857
    Aditya Birla Nuvo, Ltd.                                  33,850     660,389
    Allahabad Bank                                          168,800     422,216
    Ambuja Cements, Ltd.                                    692,303   2,418,751
    Apollo Hospitals Enterprise, Ltd.                        61,825     954,058
    Ashok Leyland, Ltd.                                     667,374     288,462
    Asian Paints, Ltd.                                       26,431   2,301,701
    Axis Bank, Ltd.                                         227,689   6,307,567
    Bajaj Auto, Ltd.                                         88,932   3,107,639
    Bajaj Finserv, Ltd.                                      38,658     533,104
    Bajaj Holdings and Investment, Ltd.                      25,772     425,440
    Bank of Baroda                                           46,962     609,951
    Bank of India                                           129,585     795,053
    Bharat Electronics, Ltd.                                 13,836     300,733
    Bharat Forge, Ltd.                                       17,323      74,377
    Bharat Heavy Electricals, Ltd.                          565,087   2,031,353
    Bharat Petroleum Corp., Ltd.                            148,062   1,142,662
    Bharti Airtel, Ltd.                                     712,612   4,210,165
    Bhushan Steel, Ltd. (6288521)                            44,525     376,010
*   Bhushan Steel, Ltd. (B8KHHS3)                             2,899      13,937
    Bosch, Ltd.                                              11,944   1,972,486
    Cadila Healthcare, Ltd.                                  25,295     373,431
    Cairn India, Ltd.                                       401,975   2,331,006
    Canara Bank                                             102,716     794,042

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Cipla, Ltd.                                             319,836 $ 2,414,468
    Colgate-Palmolive India, Ltd.                            32,290     868,923
    Container Corp. Of India                                 29,463     614,925
    Coromandel International, Ltd.                           25,233      91,161
    Corp. Bank                                                6,356      44,705
    CRISIL, Ltd.                                              6,575     109,484
    Crompton Greaves, Ltd.                                  169,046     288,988
    Cummins India, Ltd.                                      54,426     515,049
    Dabur India, Ltd.                                       495,434   1,362,039
*   Dish TV India, Ltd.                                     218,853     276,842
    Divi's Laboratories, Ltd.                                34,074     678,299
    DLF, Ltd.                                               409,046   1,807,283
    Dr Reddy's Laboratories, Ltd.                            18,968     714,895
#   Dr Reddy's Laboratories, Ltd. ADR                        74,598   2,825,772
    Emami, Ltd.                                              25,753     305,260
    Engineers India, Ltd.                                    66,837     216,069
*   Essar Oil, Ltd.                                         395,013     560,679
    Exide Industries, Ltd.                                  217,474     536,753
    Federal Bank, Ltd.                                       91,176     774,210
    GAIL India, Ltd.                                        200,948   1,308,898
    GAIL India, Ltd. GDR                                     28,791   1,140,859
    Gillette India, Ltd.                                      2,685     102,767
    GlaxoSmithKline Consumer Healthcare, Ltd.                    47       3,543
    GlaxoSmithKline Pharmaceuticals, Ltd.                    24,027   1,007,588
    Glenmark Pharmaceuticals, Ltd.                          101,902     921,236
*   GMR Infrastructure, Ltd.                                684,313     260,374
    Godrej Consumer Products, Ltd.                           73,412   1,123,400
    Godrej Industries, Ltd.                                  74,747     429,272
    Grasim Industries, Ltd.                                   6,300     342,947
    Havells India, Ltd.                                      13,283     162,389
    HCL Technologies, Ltd.                                  169,596   2,264,469
    HDFC Bank, Ltd.                                       1,348,212  17,113,603
    Hero Motocorp, Ltd.                                      32,865   1,002,766
    Hindalco Industries, Ltd.                               914,963   1,654,007
    Hindustan Petroleum Corp., Ltd.                          60,878     347,594
    Hindustan Unilever, Ltd.                                769,678   8,332,856
    ICICI Bank, Ltd. Sponsored ADR                          208,679   9,770,351
    IDBI Bank, Ltd.                                         346,191     567,703
*   Idea Cellular, Ltd.                                     805,036   1,993,647
    IDFC, Ltd.                                              601,656   1,712,230
    Indian Bank                                             126,858     404,722
    Indian Oil Corp., Ltd.                                  327,576   1,816,234
    IndusInd Bank, Ltd.                                     126,014   1,092,933
    Infosys, Ltd.                                           214,112   8,855,026
#   Infosys, Ltd. Sponsored ADR                             148,942   6,216,839
    ING Vysya Bank, Ltd.                                      2,621      29,433
    ITC, Ltd.                                             1,926,179  11,723,330
    Jaiprakash Associates, Ltd.                           1,336,264   1,866,228
*   Jaiprakash Power Ventures, Ltd.                         454,730     215,275
    Jindal Steel & Power, Ltd.                              381,409   2,163,150
    JSW Energy, Ltd.                                        592,161     718,145
    JSW Steel, Ltd.                                         124,632   1,639,944

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
*   Jubilant Foodworks, Ltd.                                 18,139 $   374,101
    Kotak Mahindra Bank, Ltd.                               263,290   3,458,788
    Larsen & Toubro, Ltd.                                   185,052   5,209,110
    LIC Housing Finance, Ltd.                                53,635     242,501
    Lupin, Ltd.                                             134,973   1,761,415
    Mahindra & Mahindra, Ltd.                               298,575   5,140,787
    Mangalore Refinery & Petrochemicals, Ltd.               399,619     353,132
    Marico, Ltd.                                            116,346     485,995
    Maruti Suzuki India, Ltd.                                33,769   1,046,430
    Motherson Sumi Systems, Ltd.                            121,314     442,652
    Mphasis, Ltd.                                            60,703     419,577
    National Aluminium Co., Ltd.                            109,139      70,761
    Nestle India, Ltd.                                       10,176     931,912
    NHPC, Ltd.                                            2,574,565   1,040,941
    NTPC, Ltd.                                              445,654   1,297,895
    Oberoi Realty, Ltd.                                      12,234      55,299
    Oil & Natural Gas Corp., Ltd.                           699,873   4,242,814
    Oil India, Ltd.                                         100,495   1,029,914
*   Oracle Financial Services Software, Ltd.                 19,531     947,108
    Oriental Bank of Commerce                                85,829     429,298
    Petronet LNG, Ltd.                                      176,542     459,376
    Pidilite Industries, Ltd.                               122,889     569,462
    Piramal Enterprises, Ltd.                                60,551     628,686
    Power Grid Corp. of India, Ltd.                         751,873   1,562,662
    Procter & Gamble Hygiene & Health Care, Ltd.              7,710     394,627
*   Ranbaxy Laboratories, Ltd.                              131,027   1,102,628
    Reliance Capital, Ltd.                                   97,310     635,477
    Reliance Communications, Ltd.                           594,072   1,064,363
    Reliance Industries, Ltd.                             1,432,266  20,926,146
    Reliance Infrastructure, Ltd.                           111,967     782,250
*   Reliance Power, Ltd.                                    582,298     770,589
    Rural Electrification Corp., Ltd.                        47,495     198,099
*   Satyam Computer Services, Ltd.                          401,693     832,059
    Sesa Goa, Ltd.                                          563,951   1,683,473
    Shree Cement, Ltd.                                        6,717     564,379
    Shriram Transport Finance Co., Ltd.                      76,457   1,064,342
    Siemens, Ltd.                                            44,573     451,533
    SJVN, Ltd.                                              381,249     141,919
    State Bank of India                                     124,989   5,287,041
    Steel Authority of India, Ltd.                          383,707     440,909
    Sterlite Industries India, Ltd.                       1,725,980   3,116,765
    Sun Pharmaceutical Industries, Ltd.                     276,489   4,874,393
    Sun TV Network, Ltd.                                     63,475     490,806
    Tata Chemicals, Ltd.                                     85,384     518,959
    Tata Communications, Ltd.                                36,123     153,104
    Tata Consultancy Services, Ltd.                         408,957  10,451,792
    Tata Global Beverages, Ltd.                             257,537     703,105
    Tata Motors, Ltd.                                       679,237   3,748,273
    Tata Motors, Ltd. Sponsored ADR                          81,024   2,231,401
    Tata Power Co., Ltd.                                    763,990   1,346,718
    Tata Steel, Ltd.                                        301,827   1,708,377
    Tech Mahindra, Ltd.                                      24,688     443,547

THE EMERGING MARKETS SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
INDIA -- (Continued)
    Titan Industries, Ltd.                                 173,170 $    871,943
    Torrent Power, Ltd.                                     79,357      208,462
    Ultratech Cement, Ltd.                                  40,093    1,422,986
    Union Bank of India                                     73,846      334,994
*   Unitech, Ltd.                                        1,237,337      622,798
    United Breweries, Ltd.                                  53,764      733,096
    United Phosphorus, Ltd.                                  7,908       20,842
    United Spirits, Ltd.                                    76,192    3,147,044
    Wipro, Ltd.                                            438,772    3,179,774
*   Wockhardt, Ltd.                                         14,237      507,713
    Yes Bank, Ltd.                                         161,542    1,504,361
    Zee Entertainment Enterprises, Ltd.                    389,718    1,695,372
                                                                   ------------
TOTAL INDIA                                                         252,129,578
                                                                   ------------
INDONESIA -- (3.4%)
    Adaro Energy Tbk PT                                 12,163,000    1,541,507
    AKR Corporindo Tbk PT                                  878,500      465,908
    Alam Sutera Realty Tbk PT                           12,012,500    1,299,631
    Astra Agro Lestari Tbk PT                              403,000      734,592
    Astra International Tbk PT                          17,653,110   13,357,167
    Bank Central Asia Tbk PT                            10,755,500   11,904,930
    Bank Danamon Indonesia Tbk PT                        3,627,079    2,408,133
    Bank Mandiri Persero Tbk PT                          9,040,117    9,779,859
    Bank Negara Indonesia Persero Tbk PT                 7,388,222    4,108,888
*   Bank Pan Indonesia Tbk PT                            7,175,000      591,365
    Bank Rakyat Indonesia Persero Tbk PT                10,236,500    9,914,300
*   Bank Tabungan Pensiunan Nasional Tbk PT                768,500      419,025
    Bayan Resources Tbk PT                                  79,500       65,127
    Bhakti Investama Tbk PT                             13,972,500      705,508
    Bumi Serpong Damai PT                                6,655,500    1,183,181
    Charoen Pokphand Indonesia Tbk PT                    6,039,000    3,138,145
    Global Mediacom Tbk PT                               6,334,000    1,418,813
    Gudang Garam Tbk PT                                    443,500    2,256,196
    Harum Energy Tbk PT                                    621,000      265,552
    Holcim Indonesia Tbk PT                              1,596,000      599,796
    Indo Tambangraya Megah Tbk PT                          355,000    1,343,225
    Indocement Tunggal Prakarsa Tbk PT                   1,284,500    3,495,179
    Indofood CBP Sukses Makmur Tbk PT                      998,500    1,176,748
    Indofood Sukses Makmur Tbk PT                        4,360,000    3,300,077
    Indomobil Sukses Internasional Tbk PT                   35,000       19,108
    Indosat Tbk PT                                         885,000      546,561
    Indosat Tbk PT ADR                                       1,674       49,366
*   Inovisi Infracom Tbk PT                                117,500       76,883
    Japfa Comfeed Indonesia Tbk PT                         437,500       86,891
    Jasa Marga Persero Tbk PT                            1,526,500    1,053,430
    Kalbe Farma Tbk PT                                  18,613,000    2,666,081
    Lippo Karawaci Tbk PT                               31,991,000    4,446,321
    Mayora Indah Tbk PT                                    173,000      535,276
    Media Nusantara Citra Tbk PT                         3,417,000    1,099,946
*   Panasia Indo Resources Tbk PT                           75,100        5,214
    Perusahaan Gas Negara Persero Tbk PT                 8,045,500    5,175,078
    Perusahaan Perkebunan London Sumatra Indonesia Tbk
      PT                                                 2,010,500      314,685

THE EMERGING MARKETS SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
INDONESIA -- (Continued)
    Semen Indonesia Persero Tbk PT                       2,585,500 $  4,900,111
    Sinar Mas Agro Resources and Technology Tbk PT       1,116,500      769,790
    Sumber Alfaria Trijaya Tbk PT                            4,000        2,468
    Surya Citra Media Tbk PT                             1,607,000      462,803
    Tambang Batubara Bukit Asam Persero Tbk PT             768,500    1,206,138
    Telekomunikasi Indonesia Persero Tbk PT              7,835,140    9,439,643
*   Tower Bersama Infrastructure Tbk PT                    967,000      562,448
    Unilever Indonesia Tbk PT                            1,381,500    3,732,730
    United Tractors Tbk PT                               1,408,696    2,576,486
    Vale Indonesia Tbk PT                                2,957,000      870,356
    XL Axiata Tbk PT                                     2,147,500    1,126,885
                                                                   ------------
TOTAL INDONESIA                                                     117,197,550
                                                                   ------------
MALAYSIA -- (3.8%)
    Affin Holdings Bhd                                     318,200      370,526
    AirAsia BHD                                          1,135,500    1,094,425
    Alliance Financial Group Bhd                         1,216,400    1,783,695
    AMMB Holdings Bhd                                    1,492,359    3,287,305
    Axiata Group Bhd                                     2,221,275    4,945,409
    Batu Kawan BHD                                          76,300      456,929
    Berjaya Land Bhd                                        95,000       25,578
    Berjaya Sports Toto Bhd                                725,025    1,000,888
    Boustead Holdings Bhd                                  398,086      670,125
    British American Tobacco Malaysia Bhd                  102,200    2,128,403
*   Bumi Armada Bhd                                        823,300    1,079,800
    CIMB Group Holdings Bhd                              4,317,654   10,991,673
    Dialog Group BHD                                     1,127,300      878,956
    DiGi.Com Bhd                                         2,767,720    4,222,728
    DRB-Hicom Bhd                                          784,000      647,480
    Fraser & Neave Holdings Bhd                             80,000      479,601
    Gamuda Bhd                                           1,674,400    2,241,486
    Genting Bhd                                          1,894,300    6,542,209
    Genting Malaysia Bhd                                 2,893,800    3,579,572
    Genting Plantations Bhd                                239,300      673,639
    Guinness Anchor Bhd                                     12,800       77,677
    Hong Leong Bank Bhd                                    507,160    2,411,266
    Hong Leong Financial Group Bhd                         209,629    1,068,519
    IJM Corp. Bhd                                        1,245,881    2,234,108
    IOI Corp. Bhd                                        2,849,805    4,712,714
    Kuala Lumpur Kepong Bhd                                423,700    3,004,137
    Kulim Malaysia BHD                                     470,200      553,508
    Lafarge Malayan Cement Bhd                             280,980      916,695
    Malayan Banking Bhd                                  3,948,467   12,491,220
    Malaysia Airports Holdings Bhd                         257,627      509,637
    Malaysia Marine and Heavy Engineering Holdings Bhd     367,600      459,976
    Maxis Bhd                                            1,801,000    4,001,945
*   MISC Bhd                                             1,391,098    1,994,064
    MMC Corp. Bhd                                        1,092,100      914,716
    Multi-Purpose Holdings BHD                              39,300       45,506
    Nestle Malaysia Bhd                                    189,300    3,849,491
    Parkson Holdings Bhd                                   585,720      812,275
    Petronas Chemicals Group Bhd                         2,316,600    4,973,297

THE EMERGING MARKETS SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
MALAYSIA -- (Continued)
    Petronas Dagangan BHD                                  241,400 $  1,873,445
    Petronas Gas Bhd                                       468,300    3,035,778
    PPB Group Bhd                                          427,000    1,796,638
    Public Bank Bhd (B012W42)                               67,739      365,733
    Public Bank Bhd (B012W53)                              940,101    5,074,838
    RHB Capital Bhd                                        636,983    1,776,655
*   Sapurakencana Petroleum Bhd                          1,898,700    1,985,474
    Shell Refining Co. Federation of Malaya Bhd            116,500      323,281
    Sime Darby Bhd                                       2,351,220    7,298,185
    SP Setia Bhd                                           247,600      278,966
    Telekom Malaysia Bhd                                   792,900    1,438,575
    Tenaga Nasional Bhd                                  2,144,050    5,532,161
*   UEM Land Holdings Bhd                                1,468,537    1,212,010
    UMW Holdings Bhd                                       475,466    2,235,543
    United Plantations BHD                                  33,700      308,501
    YTL Corp. Bhd                                        5,406,186    2,913,471
    YTL Power International Bhd                          1,575,940      782,339
                                                                   ------------
TOTAL MALAYSIA                                                      130,362,771
                                                                   ------------
MEXICO -- (5.8%)
    Alfa S.A.B. de C.V. Class A                          2,945,100    6,837,450
#   America Movil S.A.B. de C.V. Series L               30,952,095   33,163,960
    America Movil S.A.B. de C.V. Series L ADR               22,528      481,649
    Arca Continental S.A.B. de C.V.                        349,300    2,858,597
#*  Cemex S.A.B. de C.V.                                   313,287      353,478
#*  Cemex S.A.B. de C.V. Sponsored ADR                   1,189,806   13,385,315
    Coca-Cola Femsa S.A.B. de C.V. Series L                298,900    4,828,758
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR             7,008    1,130,881
#   Controladora Comercial Mexicana S.A.B. de C.V.         375,559    1,444,731
*   Corp. Interamericana de Entretenimiento S.A.B. de
      C.V. Class B                                           8,726        6,288
    EI Puerto de Liverpool S.A.B. de C.V.                  152,687    1,931,112
    Fomento Economico Mexicano S.A.B. de C.V.            1,793,669   20,341,140
#*  Genomma Lab Internacional S.A.B. de C.V. Class B       264,900      572,023
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR 4,358 252,241 Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                              192,400    1,114,409
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR      34,897    4,331,067
#   Grupo Bimbo S.A.B. de C.V. Series A                  1,538,500    5,011,215
#   Grupo Carso S.A.B. de C.V. Series A1                   639,132    3,642,994
    Grupo Comercial Chedraui S.A. de C.V.                  297,766    1,134,926
    Grupo Financiero Banorte S.A.B. de C.V.              1,899,876   14,316,781
    Grupo Financiero Inbursa S.A.B. de C.V.              1,863,628    5,405,646
    Grupo Industrial Maseca S.A.B. de C.V. Class B         147,287      246,604
    Grupo Mexico S.A.B. de C.V. Series B                 3,579,616   12,850,569
#   Grupo Modelo S.A.B. de C.V. Series C                   661,784    6,018,151
*   Grupo Qumma S.A. de C.V. Series B                        1,591           --
    Grupo Televisa S.A.B. Series CPO                     1,765,070    8,945,785
    Grupo Televisa S.A.B. Sponsored ADR                    145,475    3,683,427
#*  Impulsora del Desarrollo y El Empleo en America
      Latina S.A.B. de C.V.                              2,373,426    5,752,611
#*  Industrias CH S.A.B. de C.V. Series B                  190,049    1,531,060
#   Industrias Penoles S.A.B. de C.V.                      103,055    4,328,084
    Kimberly-Clark de Mexico S.A.B. de C.V. Class A      1,823,400    6,385,196
    Mexichem S.A.B. de C.V.                                780,133    3,979,595

THE EMERGING MARKETS SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
MEXICO -- (Continued)
#*  Minera Frisco S.A.B. de C.V.                           783,633 $  3,353,366
#*  OHL Mexico S.A.B. de C.V.                              512,424    1,585,935
#   Organizacion Soriana S.A.B. de C.V. Class B          1,112,075    4,579,342
*   Savia SA Class A                                       120,000           --
    Wal-Mart de Mexico S.A.B. de C.V. Series V           4,498,650   14,271,431
                                                                   ------------
TOTAL MEXICO                                                        200,055,817
                                                                   ------------
PERU -- (0.3%)
    Cementos Pacasmayo SAA ADR                               1,159       16,469
    Cia de Minas Buenaventura SA ADR                       103,995    2,081,980
    Credicorp, Ltd.                                         62,859    9,465,937
                                                                   ------------
TOTAL PERU                                                           11,564,386
                                                                   ------------
PHILIPPINES -- (1.4%)
    Aboitiz Equity Ventures, Inc.                        1,519,900    2,105,735
    Aboitiz Power Corp.                                  1,446,200    1,310,746
    Alliance Global Group, Inc.                          6,710,300    3,868,930
    Ayala Corp.                                            174,775    2,724,444
    Ayala Land, Inc.                                     4,800,318    3,791,020
    Bank of the Philippine Islands                         844,014    2,107,824
*   BDO Unibank, Inc.                                    1,519,961    3,388,969
    DMCI Holdings, Inc.                                    726,690    1,007,218
    Energy Development Corp.                             6,478,700    1,025,719
*   First Gen Corp.                                        764,700      419,166
    Fwbc Holdings, Inc.                                  2,006,957           --
    Globe Telecom, Inc.                                     33,060    1,148,892
    International Container Terminal Services, Inc.        723,570    1,617,925
    JG Summit Holdings, Inc.                               168,900      194,905
    Jollibee Foods Corp.                                   354,660    1,107,881
    Manila Electric Co.                                    126,130    1,146,580
    Megaworld Corp.                                     13,439,000    1,356,947
    Metro Pacific Investments Corp.                      7,894,000    1,168,438
    Metropolitan Bank & Trust                              881,923    2,669,385
    Philippine Long Distance Telephone Co.                  35,545    2,627,080
    Philippine Long Distance Telephone Co. Sponsored
      ADR                                                    1,796      131,952
*   Philippine National Bank                                44,530      124,513
    Robinsons Land Corp.                                 1,553,700      971,347
    San Miguel Corp.                                       418,720    1,230,595
    Security Bank Corp.                                    181,170      868,497
    Semirara Mining Corp.                                  112,800      822,661
    SM Investments Corp.                                   180,820    5,033,998
    SM Prime Holdings, Inc.                              5,081,710    2,472,822
    Universal Robina Corp.                                 879,930    2,539,803
                                                                   ------------
TOTAL PHILIPPINES                                                    48,983,992
                                                                   ------------
POLAND -- (1.4%)
    Bank Handlowy w Warszawie SA                            34,275    1,020,905
*   Bank Millennium SA                                     701,813    1,072,523
    Bank Pekao SA                                          101,972    4,892,105
    Bank Zachodni WBK SA                                     2,519      209,741
*   BRE Bank SA                                             13,122    1,436,951

THE EMERGING MARKETS SERIES
CONTINUED


                                                         SHARES     VALUE++
                                                        --------- ------------
POLAND -- (Continued)
*   Cyfrowy Polsat SA                                      79,369 $    419,528
    Enea SA                                                59,258      243,909
    Eurocash SA                                            48,245      869,941
*   Getin Noble Bank SA                                 1,028,245      511,773
    Grupa Azoty SA                                          3,303       63,703
*   Grupa Lotos SA                                         38,603      464,994
    Grupa Zywiec SA                                        12,604    1,778,087
*   ING Bank Slaski SA                                     27,713      789,645
    Jastrzebska Spolka Weglowa SA                          36,212      963,860
*   Kernel Holding SA                                      46,175      838,599
    KGHM Polska Miedz SA                                  127,397    5,994,134
    LPP SA                                                    262      530,596
    Lubelski Wegiel Bogdanka SA                            23,499      873,340
    PGE SA                                                613,911    3,190,478
*   Polski Koncern Naftowy Orlen S.A.                     314,502    4,883,324
*   Polskie Gornictwo Naftowe i Gazownictwo SA          1,217,981    2,059,291
    Powszechna Kasa Oszczednosci Bank Polski SA           679,879    7,079,581
    Powszechny Zaklad Ubezpieczen SA                       45,504    6,276,383
    Synthos SA                                            436,090      650,478
    Tauron Polska Energia SA                              239,037      318,967
    Telekomunikacja Polska SA                             591,537    1,319,646
                                                                  ------------
TOTAL POLAND                                                        48,752,482
                                                                  ------------
RUSSIA -- (4.0%)
    Eurasia Drilling Co., Ltd. GDR                         92,166    3,610,725
    Federal Hydrogenerating Co. JSC ADR                 1,056,935    1,825,430
    Gazprom OAO Sponsored ADR                           4,589,920   36,553,949
    Globaltrans Investment P.L.C. GDR                      40,377      573,629
    Lukoil OAO Sponsored ADR                              376,321   23,927,966
    Magnitogorsk Iron & Steel Works GDR                   127,856      386,354
    Mail.ru Group, Ltd. GDR                                46,941    1,269,441
#   Mechel Sponsored ADR                                  170,001      693,604
*   MMC Norilsk Nickel OJSC ADR                           532,268    8,215,919
    Novolipetsk Steel OJSC GDR                             71,198    1,196,051
    Novorossiysk Commercial Sea Port PJSC GDR              33,800      233,334
    O'Key Group SA GDR                                     25,463      306,200
*   PIK Group GDR                                          26,823       53,330
    Rosneft OAO GDR                                     1,181,607    8,104,089
    Rostelecom OJSC Sponsored ADR                          39,449      883,019
*   Sberbank of Russia Sponsored ADR                    2,075,152   26,783,406
    Severstal OAO GDR                                     135,369    1,159,087
    Tatneft OAO Sponsored ADR                             177,378    6,729,920
    TMK OAO GDR                                            52,030      661,493
    Uralkali OJSC GDR                                     216,536    7,852,706
    VimpelCom, Ltd. Sponsored ADR                         439,320    4,810,554
    VTB Bank OJSC GDR                                   1,024,422    3,238,617
*   X5 Retail Group NV GDR                                 71,095    1,247,506
                                                                  ------------
TOTAL RUSSIA                                                       140,316,329
                                                                  ------------
SOUTH AFRICA -- (6.6%)
    ABSA Group, Ltd.                                      365,243    6,017,451
#   African Bank Investments, Ltd.                        699,500    2,223,077

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH AFRICA -- (Continued)
    African Rainbow Minerals, Ltd.                          118,603 $ 2,340,142
*   Anglo American Platinum, Ltd.                            63,581   2,423,235
#   AngloGold Ashanti, Ltd. Sponsored ADR                   331,815   6,470,392
*   ArcelorMittal South Africa, Ltd.                        203,913     524,009
    Aspen Pharmacare Holdings, Ltd.                         241,204   5,245,412
#   Assore, Ltd.                                             27,520     897,881
    AVI, Ltd.                                                28,062     168,822
    Barloworld, Ltd.                                        244,214   2,560,003
    Bidvest Group, Ltd.                                     257,192   6,694,209
    Capitec Bank Holdings, Ltd.                              31,532     768,033
    Discovery, Ltd.                                         357,805   3,262,817
    Distell Group, Ltd.                                       2,649      37,493
#   Exxaro Resources, Ltd.                                  111,159   1,750,724
    FirstRand, Ltd.                                       2,706,202   9,415,153
    Foschini Group, Ltd. (The)                              174,302   2,236,711
#   Gold Fields, Ltd. Sponsored ADR                         710,430   5,299,808
    Growthpoint Properties, Ltd.                            764,019   2,511,446
#   Harmony Gold Mining Co., Ltd.                           132,269     668,680
#   Harmony Gold Mining Co., Ltd. Sponsored ADR             331,569   1,700,949
    Impala Platinum Holdings, Ltd.                          509,209   6,978,424
    Imperial Holdings, Ltd.                                 170,107   3,771,075
    Investec, Ltd.                                          229,217   1,647,072
    Kumba Iron Ore, Ltd.                                     66,146   3,506,403
    Liberty Holdings, Ltd.                                  155,216   2,068,955
    Life Healthcare Group Holdings, Ltd.                    712,509   3,011,774
    Massmart Holdings, Ltd.                                  81,126   1,682,056
    Mediclinic International, Ltd.                          240,544   1,744,669
    MMI Holdings, Ltd.                                    1,197,522   3,058,551
    Mondi, Ltd.                                             116,207   1,563,231
    Mr Price Group, Ltd.                                    200,893   2,890,447
    MTN Group, Ltd.                                       1,575,988  28,440,253
    Nampak, Ltd.                                            542,486   1,994,636
    Naspers, Ltd. Class N                                   326,129  21,854,757
    Nedbank Group, Ltd.                                     200,457   4,262,378
    Netcare, Ltd.                                           811,118   1,843,322
#   Pick n Pay Stores, Ltd.                                 244,318   1,158,111
    PPC, Ltd.                                                60,146     220,133
    PSG Group, Ltd.                                          62,712     461,624
    Sanlam, Ltd.                                          1,606,991   8,245,174
    Santam, Ltd.                                             12,147     238,508
*   Sappi, Ltd. Sponsored ADR                                   800       2,416
#   Sasol, Ltd. Sponsored ADR                               536,546  23,296,827
    Shoprite Holdings, Ltd.                                 395,299   7,506,613
*   Sibanye Gold, Ltd. Sponsored ADR                        177,607     683,787
    Spar Group, Ltd. (The)                                  129,700   1,712,717
    Standard Bank Group, Ltd.                             1,027,873  12,853,018
#*  Steinhoff International Holdings, Ltd.                1,170,789   3,127,119
    Tiger Brands, Ltd.                                      114,419   3,563,774
    Truworths International, Ltd.                           320,639   3,192,044
    Tsogo Sun Holdings, Ltd.                                288,868     821,724
    Vodacom Group, Ltd.                                     345,509   4,052,326

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                           ------- ------------
SOUTH AFRICA -- (Continued)
    Woolworths Holdings, Ltd.                              604,872 $  4,720,184
                                                                   ------------
TOTAL SOUTH AFRICA                                                  229,390,549
                                                                   ------------
SOUTH KOREA -- (13.4%)
#   Amorepacific Corp.                                       2,708    2,213,763
#   AMOREPACIFIC Group                                       2,614      992,520
    BS Financial Group, Inc.                               193,520    2,551,743
#   Celltrion, Inc.                                         17,464      501,503
    Cheil Industries, Inc.                                  43,799    3,778,766
*   Cheil Worldwide, Inc.                                   72,080    1,781,981
#   CJ CheilJedang Corp.                                     7,935    2,349,532
    CJ Corp.                                                14,219    1,868,421
#*  CJ Korea Express Co., Ltd.                               3,204      308,819
    Coway Co., Ltd.                                         44,780    2,269,387
    Daelim Industrial Co., Ltd.                             30,614    2,144,185
#*  Daewoo Engineering & Construction Co., Ltd.            125,248      860,939
#   Daewoo International Corp.                              38,863    1,364,995
    Daewoo Securities Co., Ltd.                            220,281    2,187,743
#   Daewoo Shipbuilding & Marine Engineering Co., Ltd.     109,830    2,643,936
    Dongbu Insurance Co., Ltd.                              39,600    1,599,898
    Doosan Corp.                                             7,623      852,936
    Doosan Heavy Industries & Construction Co., Ltd.        50,919    1,897,094
#*  Doosan Infracore Co., Ltd.                             100,420    1,192,709
    E-Mart Co., Ltd.                                        18,739    3,660,632
#   GS Engineering & Construction Corp.                     38,637    1,063,603
    GS Holdings                                             58,759    2,911,952
    Hana Financial Group, Inc.                             287,309    9,201,411
    Hankook Tire Co., Ltd.                                  66,995    2,918,945
#   Hanwha Chemical Corp.                                   97,250    1,446,949
    Hanwha Corp.                                            45,190    1,280,969
    Hanwha Life Insurance Co., Ltd.                        193,150    1,176,023
#   Hite Jinro Co., Ltd.                                    22,640      663,064
    Hyundai Department Store Co., Ltd.                      15,308    2,226,385
    Hyundai Engineering & Construction Co., Ltd.            60,724    3,193,085
#   Hyundai Glovis Co., Ltd.                                10,600    1,784,343
#   Hyundai Heavy Industries Co., Ltd.                      39,020    7,139,043
    Hyundai Hysco Co., Ltd.                                 30,134      844,645
    Hyundai Marine & Fire Insurance Co., Ltd.               63,670    1,793,772
#*  Hyundai Merchant Marine Co., Ltd.                       36,505      340,088
    Hyundai Mobis                                           59,213   13,463,202
    Hyundai Motor Co.                                      138,348   25,121,651
#   Hyundai Steel Co.                                       58,560    4,068,516
    Hyundai Wia Corp.                                       12,650    1,634,708
    Industrial Bank of Korea                               180,660    2,070,569
    Kangwon Land, Inc.                                     114,660    3,245,069
    KB Financial Group, Inc.                               243,865    7,974,963
    KB Financial Group, Inc. ADR                            97,918    3,211,710
    KCC Corp.                                                5,799    1,724,029
    KEPCO Engineering & Construction Co., Inc.               6,563      522,703
#   KEPCO Plant Service & Engineering Co., Ltd.              8,744      451,664
    Kia Motors Corp.                                       243,530   12,147,541
    Korea Aerospace Industries, Ltd.                        28,440      723,883

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
*   Korea Electric Power Corp.                              190,290 $ 5,486,483
    Korea Gas Corp.                                          16,473   1,057,721
    Korea Investment Holdings Co., Ltd.                      27,290   1,150,169
    Korea Zinc Co., Ltd.                                      7,603   2,194,305
*   Korean Air Lines Co., Ltd.                               35,425   1,136,814
    KT Corp.                                                 23,160     757,769
#   KT&G Corp.                                               91,798   6,613,962
#   Kumho Petro chemical Co., Ltd.                           10,995     954,546
    LG Chem, Ltd.                                            40,979   9,697,962
    LG Corp.                                                 96,081   5,731,439
#*  LG Display Co., Ltd. ADR                                447,379   6,138,040
#   LG Electronics, Inc.                                    103,545   8,299,434
#   LG Household & Health Care, Ltd.                          7,299   4,104,381
*   LG Uplus Corp.                                          259,030   2,447,911
    Lotte Chemical Corp.                                     15,966   2,363,071
    Lotte Confectionery Co., Ltd.                               213     371,509
    Lotte Shopping Co., Ltd.                                 10,963   4,094,098
    LS Corp.                                                 11,668     859,248
#   Mando Corp.                                              10,816     826,549
#   NCSoft Corp.                                             12,240   1,847,532
    NHN Corp.                                                33,150   8,940,109
#   OCI Co., Ltd.                                            14,368   1,850,195
#   Orion Corp/Republic of South Korea                        2,754   2,913,113
    POSCO                                                    50,240  14,440,334
#   POSCO ADR                                                37,241   2,680,980
    S-1 Corp.                                                13,290     750,960
#   S-Oil Corp.                                              39,136   3,155,032
    Samsung C&T Corp.                                       103,844   5,574,149
    Samsung Card Co., Ltd.                                   23,720     910,701
    Samsung Electro-Mechanics Co., Ltd.                      49,272   4,415,143
    Samsung Electronics Co., Ltd.                            67,106  92,808,886
    Samsung Electronics Co., Ltd. GDR                        49,372  34,194,144
#   Samsung Engineering Co., Ltd.                            23,077   1,857,950
    Samsung Fire & Marine Insurance Co., Ltd.                33,027   6,796,709
    Samsung Heavy Industries Co., Ltd.                      146,900   4,686,758
    Samsung Life Insurance Co., Ltd.                         55,558   5,476,291
    Samsung SDI Co., Ltd.                                    36,722   4,281,357
    Samsung Securities Co., Ltd.                             57,359   2,642,191
    Samsung Techwin Co., Ltd.                                30,860   1,919,451
    Shinhan Financial Group Co., Ltd.                       311,456  10,787,931
    Shinhan Financial Group Co., Ltd. ADR                    86,082   2,951,752
    Shinsegae Co., Ltd.                                       6,575   1,413,691
    SK C&C Co., Ltd.                                         17,620   1,479,575
    SK Holdings Co., Ltd.                                    28,989   4,183,981
*   SK Hynix, Inc.                                          449,290  12,237,015
    SK Innovation Co., Ltd.                                  51,889   7,095,018
    SK Networks Co., Ltd.                                   119,800     794,654
    SK Telecom Co., Ltd.                                      7,355   1,294,662
    Woori Finance Holdings Co., Ltd.                        353,060   3,822,959
    Woori Finance Holdings Co., Ltd. ADR                        200       6,492

THE EMERGING MARKETS SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SOUTH KOREA -- (Continued)
    Woori Investment & Securities Co., Ltd.                130,620 $  1,344,728
                                                                   ------------
TOTAL SOUTH KOREA                                                   465,205,841
                                                                   ------------
TAIWAN -- (11.3%)
*   Acer, Inc.                                           2,946,040    2,381,054
    Advanced Semiconductor Engineering, Inc.             5,315,929    4,636,588
    Advanced Semiconductor Engineering, Inc. ADR            77,739      348,271
    Advantech Co., Ltd.                                    232,200    1,109,835
    Asia Cement Corp.                                    2,095,846    2,661,146
    Asustek Computer, Inc.                                 585,180    6,815,798
#*  AU Optronics Corp.                                   4,551,873    2,145,455
#*  AU Optronics Corp. Sponsored ADR                       326,626    1,580,870
#   Catcher Technology Co., Ltd.                           532,429    2,702,882
    Cathay Financial Holding Co., Ltd.                   6,473,301    8,722,265
    Chang Hwa Commercial Bank                            4,361,723    2,494,612
    Cheng Shin Rubber Industry Co., Ltd.                 1,595,753    5,412,376
#   Cheng Uei Precision Industry Co., Ltd.                 384,109      766,348
    Chicony Electronics Co., Ltd.                          425,806    1,252,712
*   China Airlines, Ltd.                                 2,989,536    1,140,578
*   China Development Financial Holding Corp.           12,332,121    3,416,496
*   China Life Insurance Co., Ltd.                       1,880,401    1,912,568
    China Motor Corp.                                      649,000      632,776
    China Petrochemical Development Corp.                1,941,613    1,051,688
    China Steel Chemical Corp.                             122,000      593,559
#   China Steel Corp.                                   10,184,481    8,985,361
    Chinatrust Financial Holding Co., Ltd.              12,799,998    7,773,565
    Chipbond Technology Corp.                              415,000    1,057,946
    Chunghwa Telecom Co., Ltd.                             428,000    1,366,217
#   Chunghwa Telecom Co., Ltd. ADR                         236,502    7,624,824
    Clevo Co.                                              168,075      322,405
    Compal Electronics, Inc.                             4,513,541    2,923,720
    CTCI Corp.                                             580,000    1,160,158
    Delta Electronics, Inc.                              1,599,366    7,673,462
#   E Ink Holdings, Inc.                                   767,000      570,770
    E.Sun Financial Holding Co., Ltd.                    4,629,047    2,797,442
    Eclat Textile Co., Ltd.                                118,000      712,616
    Epistar Corp.                                          948,000    1,673,918
*   Eva Airways Corp.                                    1,521,600      849,093
*   Evergreen Marine Corp. Taiwan, Ltd.                  1,919,249    1,123,136
#   Far Eastern Department Stores Co., Ltd.              1,078,634      954,858
    Far Eastern New Century Corp.                        3,261,192    3,514,563
    Far EasTone Telecommunications Co., Ltd.             1,368,000    3,332,861
    Farglory Land Development Co., Ltd.                    394,229      753,357
    Feng Hsin Iron & Steel Co.                             214,000      384,220
    First Financial Holding Co., Ltd.                    6,525,415    4,019,546
    Formosa Chemicals & Fibre Corp.                      2,923,445    6,853,625
    Formosa International Hotels Corp.                      28,600      312,531
#   Formosa Petrochemical Corp.                            990,000    2,696,188
    Formosa Plastics Corp.                               3,523,648    8,560,033
    Formosa Taffeta Co., Ltd.                              848,000      806,975
#   Foxconn Technology Co., Ltd.                           690,369    1,819,565
    Fubon Financial Holding Co., Ltd.                    5,471,233    7,827,876

THE EMERGING MARKETS SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
TAIWAN -- (Continued)
#   Giant Manufacturing Co., Ltd.                           225,506 $ 1,353,875
    Gourmet Master Co., Ltd.                                 33,000     184,140
    Highwealth Construction Corp.                           331,200     739,753
    Hiwin Technologies Corp.                                141,100     996,209
    Hon Hai Precision Industry Co., Ltd.                  9,204,506  23,791,587
    Hotai Motor Co., Ltd.                                   235,000   2,100,659
#   HTC Corp.                                               625,235   6,390,932
    Hua Nan Financial Holdings Co., Ltd.                  5,749,170   3,345,622
*   Innolux Corp.                                         6,443,341   4,034,516
*   Inotera Memories, Inc.                                1,642,000     645,131
    Inventec Corp.                                        2,555,551   1,022,086
    Kenda Rubber Industrial Co., Ltd.                       432,000     862,128
    Kinsus Interconnect Technology Corp.                    260,000     908,056
#   Largan Precision Co., Ltd.                               81,860   2,240,410
    LCY Chemical Corp.                                      434,123     515,113
    Lite-On Technology Corp.                              1,980,910   3,567,211
    Lung Yen Life Service Corp.                             101,000     355,114
    Macronix International                                4,110,218   1,122,859
#   MediaTek, Inc.                                          990,995  12,093,658
    Mega Financial Holding Co., Ltd.                      7,722,000   5,961,055
    Merida Industry Co., Ltd.                               162,750     993,850
#   Nan Kang Rubber Tire Co., Ltd.                          534,780     632,085
    Nan Ya Plastics Corp.                                 4,377,564   8,734,479
    Nan Ya Printed Circuit Board Corp.                      206,968     237,346
    Novatek Microelectronics Corp.                          447,000   2,185,424
    Oriental Union Chemical Corp.                           502,000     554,060
*   Pegatron Corp.                                        1,674,345   2,745,000
    Phison Electronics Corp.                                103,000     813,532
    Pou Chen Corp.                                        2,503,487   2,955,097
#   Powertech Technology, Inc.                              832,819   1,492,146
    President Chain Store Corp.                             535,831   3,307,309
#   Quanta Computer, Inc.                                 2,169,000   4,489,670
    Radiant Opto-Electronics Corp.                          388,360   1,580,823
    Realtek Semiconductor Corp.                             395,000   1,140,051
#   Ruentex Development Co., Ltd.                           523,000   1,025,429
#   Ruentex Industries, Ltd.                                418,937   1,003,678
#   ScinoPharm Taiwan, Ltd.                                 214,000     498,010
#   Senao International Co., Ltd.                            67,000     210,052
*   Shin Kong Financial Holding Co., Ltd.                 6,701,344   2,120,815
    Siliconware Precision Industries Co.                  2,444,324   2,932,021
#   Siliconware Precision Industries Co. Sponsored ADR       67,173     409,084
    Simplo Technology Co., Ltd.                             249,000   1,059,983
    SinoPac Financial Holdings Co., Ltd.                  6,815,992   3,415,688
    St Shine Optical Co., Ltd.                               22,000     463,441
    Standard Foods Corp.                                    212,160     726,910
#   Synnex Technology International Corp.                 1,074,756   1,819,902
    Taishin Financial Holding Co., Ltd.                   7,428,981   3,227,902
*   Taiwan Business Bank                                  3,452,338   1,062,834
    Taiwan Cement Corp.                                   2,810,720   3,736,238
    Taiwan Cooperative Financial Holding                  4,893,539   2,813,671
    Taiwan FamilyMart Co., Ltd.                              16,000      75,636
    Taiwan Fertilizer Co., Ltd.                             845,000   2,023,753

THE EMERGING MARKETS SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
TAIWAN -- (Continued)
#   Taiwan Glass Industry Corp.                          1,136,253 $  1,157,478
    Taiwan Mobile Co., Ltd.                              1,451,300    5,288,912
    Taiwan Secom Co., Ltd.                                  49,000      118,819
    Taiwan Semiconductor Manufacturing Co., Ltd.        21,315,808   79,112,153
    Teco Electric and Machinery Co., Ltd.                1,997,000    1,879,430
    Transcend Information, Inc.                            176,181      609,261
    Tripod Technology Corp.                                482,870    1,098,413
#   TSRC Corp.                                             539,300    1,066,126
    U-Ming Marine Transport Corp.                          551,860      860,753
#   Uni-President Enterprises Corp.                      3,650,090    7,192,494
    Unimicron Technology Corp.                           1,461,896    1,543,034
#   United Microelectronics Corp.                       12,235,000    4,688,553
    USI Corp.                                              573,700      402,797
#   Vanguard International Semiconductor Corp.             736,000      803,943
*   Walsin Lihwa Corp.                                   3,769,000    1,170,375
*   Wan Hai Lines, Ltd.                                  1,057,800      592,161
#*  Wintek Corp.                                         1,832,760      941,769
    Wistron Corp.                                        2,219,947    2,256,167
    WPG Holdings, Ltd.                                   1,393,869    1,679,585
*   Yang Ming Marine Transport Corp.                     1,741,300      782,955
    Yuanta Financial Holding Co., Ltd.                   7,933,577    4,039,213
    Yulon Motor Co., Ltd.                                  991,000    1,701,380
                                                                   ------------
TOTAL TAIWAN                                                        391,930,512
                                                                   ------------
THAILAND -- (3.0%)
    Advanced Info Service PCL                              898,900    8,269,267
    Airports of Thailand PCL                               372,200    1,832,467
    Bangkok Bank PCL (6077019)                             329,000    2,544,566
    Bangkok Bank PCL (6368360)                             467,700    3,601,370
    Bangkok Dusit Medical Services PCL                     430,200    2,477,131
    Bangkok Life Assurance PCL                             435,800    1,124,765
    Bank of Ayudhya PCL                                  2,590,200    2,890,257
    Banpu PCL                                              109,250    1,269,310
    BEC World PCL                                          645,300    1,473,087
    Big C Supercenter PCL (6368434)                        204,400    1,608,736
    Big C Supercenter PCL (6763932)                         24,600      193,615
    Bumrungrad Hospital PCL                                196,400      550,388
    Central Pattana PCL                                    575,600    1,961,158
    Charoen Pokphand Foods PCL                           2,450,200    2,650,557
    CP ALL PCL                                           2,695,000    4,040,204
    Electricity Generating PCL                             149,800      783,451
    Glow Energy PCL                                        326,800      857,363
    Home Product Center PCL                              2,347,660    1,199,826
    Indorama Ventures PCL                                  911,300      729,661
    IRPC PCL                                             8,859,600    1,237,627
    Kasikornbank PCL                                     1,146,600    8,438,351
    Krung Thai Bank PCL                                  5,908,587    4,992,605
    Land and Houses PCL                                  3,235,600    1,444,169
    Minor International PCL                              1,134,700    1,159,830
    Pruksa Real Estate PCL                                 483,900      482,251
    PTT Exploration & Production PCL (B1359L2)              65,409      343,202
    PTT Exploration & Production PCL (B1359J0)           1,183,355    6,209,086

THE EMERGING MARKETS SERIES
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
THAILAND -- (Continued)
    PTT Global Chemical PCL                            1,669,872 $    4,153,344
    PTT PCL                                              931,600     10,347,584
    Ratchaburi Electricity Generating Holding PCL        521,300      1,052,369
    Robinson Department Store PCL                        317,500        862,713
    Siam Cement PCL (6609928)                            131,500      2,141,635
    Siam Cement PCL (6609906)                            124,800      2,100,552
    Siam City Cement PCL                                  94,913      1,578,111
    Siam Commercial Bank PCL                             984,466      6,238,865
    Siam Makro PCL                                        68,600      1,762,331
    Thai Airways International PCL                       108,100        108,653
    Thai Oil PCL                                         725,800      1,632,123
    Thai Union Frozen Products PCL                       383,360        737,984
    TMB Bank PCL                                      19,864,000      1,854,425
    Total Access Communication PCL (B1YWK08)             448,700      1,788,685
    Total Access Communication PCL (B231MK7)             214,100        853,482
*   True Corp. PCL                                     4,282,600      1,232,980
                                                                 --------------
TOTAL THAILAND                                                      102,810,136
                                                                 --------------
TURKEY -- (2.1%)
    Akbank TAS                                         1,617,747      8,518,195
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.          213,425      3,547,612
    Arcelik A.S.                                         223,462      1,740,942
    Aselsan Elektronik Sanayi Ve Ticaret A.S.             84,683        503,767
    BIM Birlesik Magazalar A.S.                           83,203      4,274,411
    Coca-Cola Icecek A.S.                                 49,860      1,392,434
*   Dogan Yayin Holding A.S.                                   1              1
    Enka Insaat ve Sanayi A.S.                           323,401      1,000,933
    Eregli Demir ve Celik Fabrikalari TAS              1,138,714      1,306,108
    Ford Otomotiv Sanayi A.S.                             74,222      1,032,083
    KOC Holding A.S.                                     675,269      4,094,610
    Koza Altin Isletmeleri A.S.                           33,500        671,942
*   Migros Ticaret A.S.                                   33,309        432,576
*   Petkim Petrokimya Holding A.S.                       380,618        663,585
*   TAV Havalimanlari Holding A.S.                       122,935        868,302
    Tofas Turk Otomobil Fabrikasi A.S.                   104,129        727,128
    Tupras Turkiye Petrol Rafinerileri A.S.              120,082      3,355,946
*   Turk Hava Yollari                                    924,662      3,852,609
    Turk Telekomunikasyon A.S.                           430,277      2,041,111
*   Turkcell Iletisim Hizmetleri A.S.                    466,649      2,905,616
*   Turkcell Iletisim Hizmetleri A.S. ADR                 73,838      1,153,350
    Turkiye Garanti Bankasi A.S.                       2,049,990     11,342,423
    Turkiye Halk Bankasi A.S.                            524,550      5,727,689
    Turkiye Is Bankasi                                 1,484,267      5,741,129
    Turkiye Sise ve Cam Fabrikalari A.S.                 679,332      1,153,920
    Turkiye Vakiflar Bankasi Tao                         749,913      2,683,450
    Ulker Biskuvi Sanayi A.S.                             31,767        271,931
    Yapi ve Kredi Bankasi A.S.                           792,953      2,464,307
                                                                 --------------
TOTAL TURKEY                                                         73,468,110
                                                                 --------------
TOTAL COMMON STOCKS                                               3,092,860,854
                                                                 --------------

THE EMERGING MARKETS SERIES
CONTINUED


                                                       SHARES       VALUE++
                                                     ----------- --------------
PREFERRED STOCKS -- (3.6%)

BRAZIL -- (3.5%)
    AES Tiete SA                                          71,898 $      728,772
    Banco Bradesco SA                                  1,859,495     30,567,932
    Banco do Estado do Rio Grande do Sul SA Class B      165,000      1,389,604
    Braskem SA Class A                                    73,800        641,819
    Centrais Eletricas Brasileiras SA Class B             72,700        377,535
    Cia de Bebidas das Americas                           18,964        793,346
    Cia de Gas de Sao Paulo Class A                        9,027        242,510
    Cia de Transmissao de Energia Eletrica Paulista       30,889        541,127
    Cia Energetica de Minas Gerais                       364,776      4,649,154
    Cia Energetica de Sao Paulo Class B                  117,010      1,238,086
    Cia Paranaense de Energia                             16,600        295,037
    Empresa Nacional de Comercio Redito e
      Participacoes SA                                       380          8,643
    Gerdau SA                                            836,068      6,535,601
    Itau Unibanco Holding SA                           1,841,700     30,882,936
    Klabin SA                                            663,777      4,445,639
    Lojas Americanas SA                                  333,767      2,916,030
    Oi SA                                                463,558      1,137,609
    Petroleo Brasileiro SA                               106,500      1,063,536
*   Suzano Papel e Celulose SA Class A                   334,100      1,219,008
    Telefonica Brasil SA                                 232,784      6,172,281
*   Usinas Siderurgicas de Minas Gerais SA Class A
      609,817                                                         3,017,463
    Vale SA                                            1,412,691     22,940,562
                                                                 --------------
TOTAL BRAZIL                                                        121,804,230
                                                                 --------------
CHILE -- (0.0%)
    Embotelladora Andina SA Class B                        9,255         62,886
                                                                 --------------
COLOMBIA -- (0.1%)
    Banco Davivienda SA                                   77,298      1,034,263
    Grupo Aval Acciones y Valores                        623,146        437,035
    Grupo de Inversiones Suramericana SA                  22,247        468,323
                                                                 --------------
TOTAL COLOMBIA                                                        1,939,621
                                                                 --------------
TOTAL PREFERRED STOCKS                                              123,806,737
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                     ----------- --------------
SECURITIES LENDING COLLATERAL -- (7.3%)
(S)@ DFA Short Term Investment Fund                   21,953,328    254,000,000
@ Repurchase Agreement, Deutsche Bank Securities,
  Inc. 0.16%, 05/01/13 (Collateralized by $672,232
  FNMA, rates ranging from 3.000% to 3.500%,
  maturities ranging from 09/01/32 to 08/01/42,
  valued at $687,049) to be repurchased at $673,580  $       674        673,577
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                                 254,673,577
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,273,277,183)              $3,471,341,168
                                                                 ==============

                     THE EMERGING MARKETS SMALL CAP SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (90.0%)

ARGENTINA -- (0.0%)
*   Celulosa Argentina                                            1 $         1
    Ferrum SA de Ceramica y Metalurgia                            1          --
                                                                    -----------
TOTAL ARGENTINA                                                               1
                                                                    -----------
BRAZIL -- (8.4%)
    Abril Educacao SA                                        82,423   1,778,434
    Aliansce Shopping Centers SA                            572,243   6,481,083
    All America Latina Logistica SA                       1,682,200   8,508,741
    Alpargatas SA                                           117,194     738,045
    Anhanguera Educacional Participacoes SA                 793,245  14,277,022
    Arezzo Industria e Comercio SA                          327,315   6,897,214
    Arteris SA                                              412,700   4,568,939
    Autometal SA                                            232,059   2,433,386
*   B2W Cia Global Do Varejo                                535,160   3,038,569
    Banco Alfa de Investimento SA                               500       1,587
    Banco Mercantil do Brasil SA                              1,327      10,944
    Bematech SA                                             229,500     923,391
*   BHG SA - Brazil Hospitality Group                        89,002     770,468
    Brasil Brokers Participacoes SA                         869,311   3,067,518
    Brasil Insurance Participacoes e Administracao SA       215,926   2,295,512
*   BrasilAgro - Co. Brasileira de Propriedades Agricolas    33,600     168,105
    Brazil Pharma SA                                        351,300   2,210,605
    Brookfield Incorporacoes SA                           2,475,267   2,721,773
*   CCX Carvao da Colombia SA                               112,241     219,349
    CETIP SA - Mercados Organizados                         423,659   5,003,655
    Cia de Locacao das Americas                               9,400      53,466
    Cia de Saneamento de Minas Gerais-COPASA                400,821   9,235,461
    Cia Hering                                              316,690   6,442,226
    Cia Providencia Industria e Comercio SA                  94,450     417,313
    Contax Participacoes SA                                   7,000      18,893
    CR2 Empreendimentos Imobiliarios SA                       9,400      18,981
    Cremer SA                                               108,846     695,265
    CSU Cardsystem SA                                        74,700     132,543
    Cyrela Brazil Realty SA Empreendimentos e
      Participacoes                                          50,733     457,947
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                          53,100     621,833
    Diagnosticos da America SA                            1,452,841   8,002,153
    Dimed SA Distribuidora da Medicamentos                      300      42,509
    Direcional Engenharia SA                                413,109   3,262,338
    Duratex SA                                              635,958   4,780,611
    EDP - Energias do Brasil SA                           1,513,306   9,235,270
    Equatorial Energia SA                                   979,284  10,371,625
    Estacio Participacoes SA                                524,568  12,443,332
    Eternit SA                                              420,089   2,005,173
    Even Construtora e Incorporadora SA                   1,364,367   6,389,663
    Ez Tec Empreendimentos e Participacoes SA               332,258   4,545,246
*   Fertilizantes Heringer SA                               117,100     676,584
    Fleury SA                                               369,851   3,525,207
    Forjas Taurus SA                                         35,969      50,338
*   Gafisa SA                                             1,084,100   2,161,969
#*  Gafisa SA ADR                                         1,387,551   5,508,577

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
BRAZIL -- (Continued)
*   General Shopping Brasil SA                               139,017 $  854,634
#*  Gol Linhas Aereas Inteligentes SA ADR                    398,527  2,462,897
    Grendene SA                                              513,934  5,856,651
    Guararapes Confeccoes SA                                  28,700  1,494,709
    Helbor Empreendimentos SA                                926,993  4,586,895
*   IdeiasNet SA                                             300,803    279,642
    Iguatemi Empresa de Shopping Centers SA                  390,700  4,669,068
    Industria de Bebidas Antarctica Polar SA                  23,000         --
*   Industrias Romi SA                                       125,500    338,723
*   Inepar SA Industria e Construcoes                         20,840     17,395
    International Meal Co. Holdings SA                       310,673  3,897,485
    Iochpe-Maxion SA                                         461,808  5,687,342
    JHSF Participacoes SA                                    683,347  2,489,866
    Joao Fortes Engenharia SA                                 49,455    152,141
    JSL SA                                                   439,900  3,517,881
    Kepler Weber SA                                           74,146    531,798
    Kroton Educacional SA                                    703,372  9,818,908
    Light SA                                                 388,907  3,881,781
*   LLX Logistica SA                                         179,225    175,575
    Localiza Rent a Car SA                                   389,002  6,908,030
*   Log-in Logistica Intermodal SA                           215,850    992,538
    LPS Brasil Consultoria de Imoveis SA                     449,940  4,625,898
    M Dias Branco SA                                          97,941  4,380,238
    Magnesita Refratarios SA                               1,069,461  3,843,271
    Mahle-Metal Leve SA Industria e Comercio                 284,400  3,906,191
    Marcopolo SA                                              14,000     88,167
*   Marfrig Alimentos SA                                   1,340,165  4,561,551
    Marisa Lojas SA                                          265,964  4,031,832
*   Metalfrio Solutions SA                                    13,600     24,743
    Mills Estruturas e Servicos de Engenharia SA             472,126  7,758,842
    Minerva SA                                               828,169  4,685,679
*   MMX Mineracao e Metalicos SA                           2,039,871  2,395,950
*   MPX Energia SA                                           336,723  1,435,585
    MRV Engenharia e Participacoes SA                      1,988,433  8,556,995
    Multiplus SA                                             202,184  3,332,764
    Odontoprev SA                                          1,987,465  9,913,733
*   OSX Brasil SA                                            325,250    499,072
*   Paranapanema SA                                        1,276,300  3,693,503
    PDG Realty SA Empreendimentos e Participacoes          7,343,053  8,294,539
    Plascar Participacoes Industriais SA                      94,600     20,331
    Porto Seguro SA                                           66,300    822,475
    Portobello SA                                             50,100    140,728
*   Positivo Informatica SA                                  147,800    339,813
    Profarma Distribuidora de Produtos Farmaceuticos SA       89,800    984,737
    QGEP Participacoes SA                                    566,594  3,242,535
    Raia Drogasil SA                                         543,175  5,836,942
    Redentor Energia SA                                        7,800     30,604
*   Refinaria de Petroleos de Manguinhos SA                  650,289     78,005
    Restoque Comercio e Confeccoes de Roupas SA              650,487  2,929,345
    Rodobens Negocios Imobiliarios SA                         97,826    716,307
    Rossi Residencial SA                                   2,071,229  3,488,713
    Santos Brasil Participacoes SA                           292,088  4,544,645

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
BRAZIL -- (Continued)
    Sao Carlos Empreendimentos e Participacoes SA           47,859 $  1,110,152
    Sao Martinho SA                                        308,964    4,345,494
    SLC Agricola SA                                        290,053    2,557,308
    Sonae Sierra Brasil SA                                 181,646    2,506,683
*   Springs Global Participacoes SA                        289,988      526,131
    Sul America SA                                       1,297,120    9,692,334
    T4F Entretenimento SA                                   70,200      298,238
    Technos SA                                             130,500    1,502,144
    Tecnisa SA                                             709,256    3,183,366
    Tegma Gestao Logistica                                 158,335    2,127,225
    Tempo Participacoes SA                                 271,902      471,573
    Tereos Internacional SA                                317,783      513,027
    Totvs SA                                               463,900    8,729,644
    TPI - Triunfo Participacoes e Investimentos SA         204,801    1,165,904
    Trisul SA                                               37,542       80,685
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A                        309,250    5,735,983
*   Vanguarda Agro SA                                    9,613,224    1,825,828
    Via Varejo SA                                           54,703      683,531
*   Viver Incorporadora e Construtora SA                   790,989      245,115
                                                                   ------------
TOTAL BRAZIL                                                        362,326,920
                                                                   ------------
CHILE -- (1.3%)
*   AquaChile SA                                           914,307      660,060
    Banmedica SA                                         1,362,550    3,616,204
    Besalco SA                                           1,873,289    3,361,141
*   Cementos BIO BIO SA                                    452,622      610,288
    Cia General de Electricidad SA                         110,134      666,487
*   Cia Pesquera Camanchaca SA                             194,645       12,188
*   Cia Sud Americana de Vapores SA                     26,197,185    2,336,303
    Cintac SA                                              324,650      144,764
    Clinica LAS Condes SA                                      349       28,901
    Corpbanca SA                                        59,138,963      809,951
    Cristalerias de Chile SA                               156,836    1,611,819
    Cruz Blanca Salud SA                                 1,528,234    1,752,301
    Empresa Electrica Pilmaiquen                            46,897      224,054
    Empresas Hites SA                                    1,169,334    1,067,658
    Empresas Iansa SA                                   14,390,621      947,559
*   Empresas La Polar SA                                    25,600       10,279
    Enjoy SA                                             1,249,391      283,597
    Forus SA                                               446,537    3,124,194
    Gasco SA                                               103,287    1,041,752
    Grupo Security SA                                      847,269      340,023
    Inversiones Aguas Metropolitanas SA                  1,830,555    3,886,553
*   Latam Airlines Group SA                                121,020    2,479,980
    Madeco SA                                           27,288,748    1,061,535
    Masisa SA                                           10,331,658      943,330
    Molibdenos y Metales SA                                  5,009       88,810
    Multiexport Foods SA                                 3,113,402      839,584
    Parque Arauco SA                                     3,043,041    7,869,455
    PAZ Corp. SA                                           841,141      565,294
    Ripley Corp. SA                                      2,162,540    2,250,015

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
CHILE -- (Continued)
    Salfacorp SA                                          1,425,223 $ 2,663,120
    Sigdo Koppers SA                                        473,932   1,246,845
*   Sociedad Matriz SAAM SA                              15,174,649   1,739,953
    Socovesa SA                                           2,668,423   1,286,192
    Soquimich Comercial SA                                  562,478     165,883
    Vina Concha y Toro SA                                 2,436,074   4,758,918
    Vina Concha y Toro SA Sponsored ADR                       1,725      67,603
    Vina San Pedro Tarapaca SA                           40,093,814     276,685
                                                                    -----------
TOTAL CHILE                                                          54,839,278
                                                                    -----------
CHINA -- (13.6%)
#   361 Degrees International, Ltd.                       2,971,000     794,038
#   Ajisen China Holdings, Ltd.                           2,543,000   1,838,164
    AMVIG Holdings, Ltd.                                  1,934,000     747,993
    Anhui Expressway Co. Class H                          2,418,000   1,334,523
#   Anta Sports Products, Ltd.                            3,773,000   3,156,969
#   Anton Oilfield Services Group                         4,904,000   3,931,813
    Anxin-China Holdings, Ltd.                            9,407,000   1,981,337
    Asia Cement China Holdings Corp.                      2,176,500   1,208,710
*   Asia Energy Logistics Group, Ltd.                    26,160,000     245,960
    Asian Citrus Holdings, Ltd.                           3,398,000   1,443,435
*   Ausnutria Dairy Corp., Ltd.                             365,000      68,671
*   AVIC International Holdings, Ltd.                       496,000     201,327
    AviChina Industry & Technology Co., Ltd. Class H      7,662,788   3,721,691
    Baoye Group Co., Ltd. Class H                         1,860,000   1,466,692
*   BaWang International Group Holding, Ltd.              5,190,000     301,638
    Beijing Capital International Airport Co., Ltd.
      Class H                                             7,036,000   4,869,873
    Beijing Capital Land, Ltd. Class H                    6,142,500   2,248,358
*   Beijing Development HK, Ltd.                            548,000     118,786
#   Beijing Enterprises Water Group, Ltd.                13,171,660   4,013,599
    Beijing Jingkelong Co., Ltd. Class H                    766,749     281,891
    Beijing North Star Co., Ltd. Class H                  2,282,000     568,243
*   Beijing Properties Holdings, Ltd.                     9,793,061     594,037
*   Besunyen Holdings Co., Ltd.                           2,476,000     115,040
#   Billion Industrial Holdings, Ltd.                       211,500     140,753
#   Biostime International Holdings, Ltd.                   593,000   3,417,896
    Boer Power Holdings, Ltd.                             1,275,000     871,809
#   Bosideng International Holdings, Ltd.                11,860,000   3,134,900
    BYD Electronic International Co., Ltd.                3,864,815   2,039,297
    C C Land Holdings, Ltd.                               6,255,343   2,105,498
    C.banner International Holdings, Ltd.                     5,000       2,049
*   Carnival Group International Holdings, Ltd.           2,058,000     127,092
    Cecep Costin New Materials Grp, Ltd.                    226,000      95,003
    Central China Real Estate, Ltd.                       2,632,626     901,909
*   CGN Mining Co., Ltd.                                  5,315,000     494,187
    Changshouhua Food Co., Ltd.                           1,493,000     978,807
#*  Chaoda Modern Agriculture Holdings, Ltd.              6,771,138     338,557
    Chaowei Power Holdings, Ltd.                          1,894,000     890,456
*   Chigo Holding, Ltd.                                  18,886,000     536,615
#   Chiho-Tiande Group, Ltd.                                356,000     168,801
    China Aerospace International Holdings, Ltd.          9,854,500   1,055,738
    China Agri-Industries Holdings, Ltd.                  8,847,800   4,336,891

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
    China All Access Holdings, Ltd.                        2,474,000 $  763,689
    China Aoyuan Property Group, Ltd.                      5,252,000  1,206,446
    China Automation Group, Ltd.                           3,231,000    722,371
    China BlueChemical, Ltd.                               4,548,000  2,784,369
*   China Chengtong Development Group, Ltd.                2,298,000     82,415
    China Communications Services Corp., Ltd. Class H      1,519,200  1,110,974
#   China Datang Corp. Renewable Power Co., Ltd. Class H   8,583,000  2,018,371
#   China Dongxiang Group Co.                             13,246,985  2,292,283
*   China Energine International Holdings, Ltd.            2,532,000    114,444
#   China Everbright International, Ltd.                   9,187,800  7,124,511
    China Everbright, Ltd.                                 3,480,000  5,519,983
*   China Fiber Optic Network System Group, Ltd.           1,582,000    230,892
    China Flooring Holding Co., Ltd.                         255,000     46,731
#   China Foods, Ltd.                                      3,338,000  1,705,168
    China Gas Holdings, Ltd.                               9,067,500  8,924,482
    China Glass Holdings, Ltd.                             3,396,000    460,927
*   China Green Holdings, Ltd.                             2,820,000    392,083
    China Haidian Holdings, Ltd.                           7,654,000    849,166
#   China High Precision Automation Group, Ltd.            1,289,000    202,648
#*  China High Speed Transmission Equipment Group Co.,
      Ltd.                                                 5,250,000  2,542,533
#   China Hongqiao Group, Ltd.                             2,882,500  1,677,485
*   China Household Holdings, Ltd.                           890,000     74,563
*   China Huiyuan Juice Group, Ltd.                        2,643,500  1,189,332
*   China ITS Holdings Co., Ltd.                           3,756,000    810,066
    China Liansu Group Holdings, Ltd.                      3,469,000  1,981,174
#   China Lilang, Ltd.                                     1,990,000  1,225,608
#   China Lumena New Materials Corp.                      14,530,000  3,173,689
#   China Medical System Holdings, Ltd.                    4,204,500  4,134,688
#   China Metal Recycling Holdings, Ltd.                   2,401,686  2,918,487
*   China Mining Resources Group, Ltd.                    25,526,000    197,362
*   China Mobile Games & Entertainment Group, Ltd. ADR         6,575     73,574
#*  China Modern Dairy Holdings, Ltd.                      2,411,000    836,891
    China Molybdenum Co., Ltd. Class H                     2,853,000  1,106,077
#   China National Materials Co., Ltd.                     5,054,000  1,254,190
#*  China New Town Development Co., Ltd.                   6,403,148    505,000
    China Nickel Resources Holdings Co., Ltd.                534,000     31,083
#*  China Oil & Gas Group, Ltd.                           16,040,000  2,942,031
*   China Oriental Group Co., Ltd.                            10,000      1,854
    China Outfitters Holdings, Ltd.                           24,000      4,021
#   China Overseas Grand Oceans Group, Ltd.                3,221,500  5,078,164
#   China Power International Development, Ltd.            9,286,000  3,356,105
*   China Power New Energy Development Co., Ltd.          22,420,000  1,272,963
#*  China Precious Metal Resources Holdings Co., Ltd.     13,354,318  2,271,577
#*  China Properties Group, Ltd.                           2,464,000    609,249
    China Qinfa Group, Ltd.                                3,446,000    369,528
#   China Rare Earth Holdings, Ltd.                        5,968,000    932,968
    China Resources Cement Holdings, Ltd.                    170,000     98,421
#   China Rongsheng Heavy Industries Group Holdings, Ltd. 15,329,000  2,216,774
*   China Ruifeng Galaxy Renewable Energy Holdings, Ltd.   1,544,000    324,473
*   China Sandi Holdings, Ltd.                               362,987     27,598
    China Sanjiang Fine Chemicals Co., Ltd.                2,402,000  1,168,553
    China SCE Property Holdings, Ltd.                      2,794,000    702,333

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
    China Shanshui Cement Group, Ltd.                      7,571,000 $4,293,605
    China Shineway Pharmaceutical Group, Ltd.              1,353,200  2,410,487
*   China Shipping Container Lines Co., Ltd. Class H         921,000    220,344
#   China Shipping Development Co., Ltd. Class H           8,656,000  3,714,130
#   China Singyes Solar Technologies Holdings, Ltd.        1,942,200  1,696,602
#   China South City Holdings, Ltd.                        8,764,000  1,503,667
    China Starch Holdings, Ltd.                            7,155,000    195,764
    China Sunshine Paper Holdings Co., Ltd.                  119,078     13,249
    China Suntien Green Energy Corp., Ltd. Class H         5,846,000  1,689,250
    China Taifeng Beddings Holdings, Ltd.                  1,424,000    358,552
*   China Taiping Insurance Holdings Co., Ltd.             2,865,400  4,873,497
*   China Tian Lun Gas Holdings, Ltd.                        469,500    405,747
    China Tianyi Holdings, Ltd.                            1,508,000    196,796
    China Tontine Wines Group, Ltd.                        5,484,000    318,677
    China Travel International Inv HK                     14,349,900  2,926,361
    China Vanadium Titano - Magnetite Mining Co., Ltd.     5,311,000  1,268,337
#   China Water Affairs Group, Ltd.                        5,608,000  1,686,254
*   China Water Industry Group, Ltd.                         800,000    148,328
    China WindPower Group, Ltd.                           16,754,964    648,435
    China Wireless Technologies, Ltd.                      5,732,000  2,296,150
#*  China Yurun Food Group, Ltd.                           6,335,000  3,779,955
*   China ZhengTong Auto Services Holdings, Ltd.           3,767,000  2,333,115
*   China Zhongwang Holdings, Ltd.                         6,878,400  2,289,455
*   Chinasoft International, Ltd.                          3,320,000    820,538
#*  ChinaVision Media Group, Ltd.                          6,490,000    263,605
*   Chinese People Holdings Co., Ltd.                      6,172,000    145,548
*   Chongqing Iron & Steel Co., Ltd. Class H               2,785,400    403,306
#   Chongqing Machinery & Electric Co., Ltd. Class H       5,334,000    709,979
    Chu Kong Petroleum & Natural Gas Steel Pipe
      Holdings, Ltd.                                       2,254,000  1,103,797
    CIMC Enric Holdings, Ltd.                              1,594,000  1,728,940
#*  Citic 21CN Co., Ltd.                                   6,319,200    350,055
    CITIC Dameng Holdings, Ltd.                              274,000     23,385
*   CITIC Resources Holdings, Ltd.                        12,416,600  1,570,902
    Clear Media, Ltd.                                        202,000    146,048
*   Coastal Greenland, Ltd.                                3,436,000    211,598
#   Comba Telecom Systems Holdings, Ltd.                   3,895,577  1,334,162
*   Comtec Solar Systems Group, Ltd.                       1,594,000    317,800
    Cosco International Holdings, Ltd.                     2,703,000  1,148,691
#   CP Pokphand Co., Ltd.                                 18,182,594  1,946,964
    CPMC Holdings, Ltd.                                    1,291,000  1,016,324
#*  CSPC Pharmaceutical Group, Ltd.                        3,869,877  1,870,218
    DaChan Food Asia, Ltd.                                 1,843,955    232,764
#   Dah Chong Hong Holdings, Ltd.                          3,420,000  3,156,840
    Dalian Port PDA Co., Ltd. Class H                      4,984,000  1,087,201
    DaMing International Holdings, Ltd.                       20,000      3,344
#   Daphne International Holdings, Ltd.                    4,032,000  4,198,840
#*  Daqing Dairy Holdings, Ltd.                              922,000         --
    Dawnrays Pharmaceutical Holdings, Ltd.                 1,302,943    393,109
#   DBA Telecommunication Asia Holdings, Ltd.              2,088,000  1,255,662
    Digital China Holdings, Ltd.                           3,191,800  4,029,729
    Dongfang Electric Corp., Ltd. Class H                    137,400    193,422
#   Dongjiang Environmental Co., Ltd. Class H                136,400    635,139

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
#   Dongyue Group                                          4,539,000 $2,550,163
#*  Dynasty Fine Wines Group, Ltd.                         1,614,000    299,499
    Embry Holdings, Ltd.                                     473,000    253,227
    EVA Precision Industrial Holdings, Ltd.                4,534,435    785,108
    Evergreen International Holdings, Ltd.                 1,246,000    241,254
*   Extrawell Pharmaceutical Holdings, Ltd.                7,297,921    698,072
    Fantasia Holdings Group Co., Ltd.                      7,824,000  1,221,984
#*  First Tractor Co., Ltd. Class H                        3,351,176  2,492,223
    Franshion Properties China, Ltd.                      13,062,300  4,462,750
#   Fufeng Group, Ltd.                                     5,262,600  1,895,599
#   GCL-Poly Energy Holdings, Ltd.                        31,031,000  6,306,029
#   Geely Automobile Holdings, Ltd.                       17,610,000  8,899,704
    Global Bio-Chem Technology Group Co., Ltd.             9,198,800    795,151
*   Global Sweeteners Holdings, Ltd.                       1,202,951     77,727
*   Glorious Property Holdings, Ltd.                      13,214,501  2,062,049
*   Goldbond Group Holdings, Ltd.                            210,000      7,311
#   Golden Eagle Retail Group, Ltd.                        1,840,000  3,228,295
#   Golden Meditech Holdings, Ltd.                         6,127,367    719,118
    Goldlion Holdings, Ltd.                                  979,962    518,186
#*  GOME Electrical Appliances Holding, Ltd.              42,920,000  4,322,923
#   Good Friend International Holdings, Inc.                 436,667    145,959
    Goodbaby International Holdings, Ltd.                  1,899,000    919,382
    Great Wall Technology Co., Ltd. Class H                1,848,950    336,124
#   Greatview Aseptic Packaging Co., Ltd.                  1,050,000    625,729
#*  Greentown China Holdings, Ltd.                         2,364,648  4,604,522
#   Guangshen Railway Co., Ltd. Class H                    3,266,000  1,648,769
    Guangshen Railway Co., Ltd. Sponsored ADR                  5,067    126,624
#*  Guangzhou Pharmaceutical Co., Ltd. Class H               834,000  2,727,091
*   Guangzhou Shipyard International Co., Ltd. Class H       921,400    817,342
*   Guodian Technology & Environment Group Co., Ltd.
      Class H                                                310,000     91,365
*   Haier Electronics Group Co., Ltd.                      2,450,000  4,380,416
#   Hainan Meilan International Airport Co., Ltd. Class H    720,000    620,573
    Haitian International Holdings, Ltd.                   2,141,000  3,670,590
#*  Hanergy Solar Group, Ltd.                             42,960,000  3,105,339
    Harbin Electric Co., Ltd. Class H                      3,337,413  2,569,829
    Henderson Investment, Ltd.                               596,000     46,119
*   Heng Tai Consumables Group, Ltd.                      20,348,193    427,805
#   Hengdeli Holdings, Ltd.                               10,114,000  2,966,447
#*  Hi Sun Technology China, Ltd.                          4,446,000    518,096
#   Hidili Industry International Development, Ltd.        5,439,000  1,230,683
#   Hilong Holding, Ltd.                                   1,440,000    590,043
*   Hisense Kelon Electrical Holdings Co., Ltd. Class H    1,831,000  1,292,247
#   HKC Holdings, Ltd.                                    17,896,447    599,886
#   Honghua Group, Ltd.                                    5,221,000  2,558,769
    Hopefluent Group Holdings, Ltd.                           77,670     27,529
#   Hopewell Highway Infrastructure, Ltd.                  3,757,000  1,855,605
#*  Hopson Development Holdings, Ltd.                      3,476,000  5,836,325
#   Hua Han Bio-Pharmaceutical Holdings, Ltd.              7,415,231  2,401,799
*   Hua Lien International Holding Co., Ltd.               1,368,000    109,350
#   Huabao International Holdings, Ltd.                    8,815,014  4,050,312
*   Huaneng Renewables Corp., Ltd. Class H                 3,524,000  1,201,773
*   Huili Resources Group, Ltd.                              308,000     87,078

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
#*  Hunan Nonferrous Metal Corp., Ltd. Class H             9,038,000 $2,601,915
*   Huscoke Resources Holdings, Ltd.                       4,442,000     57,461
    Hutchison Harbour Ring, Ltd.                           7,098,000    576,545
    Inspur International, Ltd.                            10,280,000    397,860
*   Interchina Holdings Co.                               18,780,000  1,053,250
    Intime Department Store Group Co., Ltd.                4,317,500  5,108,058
#*  Jinchuan Group International Resources Co., Ltd.       2,869,000    525,884
    Jingwei Textile Machinery Class H                      1,272,000    840,859
#   Ju Teng International Holdings, Ltd.                   3,496,000  2,279,937
*   Kai Yuan Holdings, Ltd.                               11,240,000    288,361
#*  Kaisa Group Holdings, Ltd.                             7,073,000  2,226,567
*   Kasen International Holdings, Ltd.                       222,000     48,936
    Kingboard Chemical Holdings, Ltd.                      2,555,351  6,975,671
    Kingboard Laminates Holdings, Ltd.                     4,561,000  2,047,746
#*  Kingdee International Software Group Co., Ltd.         7,499,200  1,230,250
#   Kingsoft Corp., Ltd.                                   3,169,000  3,652,554
    Kingway Brewery Holdings, Ltd.                         4,396,800  1,751,711
    KWG Property Holding, Ltd.                             5,039,450  3,484,497
    Labixiaoxin Snacks Group, Ltd.                         1,112,000    562,218
    Lai Fung Holdings, Ltd.                               26,020,440    643,437
    Le Saunda Holdings, Ltd.                               1,056,000    328,267
    Lee & Man Chemical Co., Ltd.                             934,785    434,266
    Lee & Man Paper Manufacturing, Ltd.                    7,404,000  5,522,715
    Leoch International Technology, Ltd.                      10,000      1,374
#*  Li Ning Co., Ltd.                                      3,480,000  1,923,377
#   Lianhua Supermarket Holdings Co., Ltd. Class H         1,698,600  1,031,768
#   Lijun International Pharmaceutical Holding, Ltd.       6,948,000  2,181,051
    Lingbao Gold Co., Ltd. Class H                         1,424,000    421,676
    LK Technology Holdings, Ltd.                             837,500    156,672
#   Lonking Holdings, Ltd.                                10,939,000  2,079,196
*   Loudong General Nice Resources China Holdings, Ltd.    7,842,140    538,189
*   Luoyang Glass Co., Ltd. Class H                          284,000     62,347
#*  Maanshan Iron & Steel Class H                          7,620,000  1,884,875
#   Magic Holdings International, Ltd.                     1,839,600    996,587
#   Maoye International Holdings, Ltd.                     5,860,000  1,257,254
    Microport Scientific Corp.                             1,532,000    976,296
#   MIE Holdings Corp.                                     3,438,000    799,648
    MIN XIN Holdings, Ltd.                                   418,000    230,482
    Mingfa Group International Co., Ltd.                   4,871,000  1,504,721
*   Mingyuan Medicare Development Co., Ltd.                6,700,000    138,481
#   Minmetals Land, Ltd.                                   5,756,000    825,428
    Minth Group, Ltd.                                      2,345,000  4,214,822
*   MMG, Ltd.                                              7,098,000  2,128,929
*   Nan Hai Corp., Ltd.                                   13,750,000     56,757
    Nanjing Panda Electronics Co., Ltd. Class H              318,000    132,733
#   NetDragon Websoft, Inc.                                  320,044    470,381
    New World China Land, Ltd.                               504,000    222,561
    New World Department Store China, Ltd.                 2,189,462  1,129,695
#   Nine Dragons Paper Holdings, Ltd.                      6,573,000  5,726,747
*   North Mining Shares Co., Ltd.                         15,190,000    744,638
#   NVC Lighting Holdings, Ltd.                            5,410,000  1,325,617
    O-Net Communications Group, Ltd.                       1,308,000    295,539

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
    Overseas Chinese Town Asia Holdings, Ltd.                764,183 $  393,360
    Pacific Online, Ltd.                                     735,365    293,563
    Parkson Retail Group, Ltd.                             2,868,500  1,564,833
*   PAX Global Technology, Ltd.                              904,000    186,346
    PCD Stores Group, Ltd.                                11,880,000  1,793,051
#   Peak Sport Products Co., Ltd.                          3,086,000    553,952
*   PetroAsian Energy Holdings, Ltd.                       3,192,000     68,737
#   Phoenix Satellite Television Holdings, Ltd.            4,376,000  1,661,715
#*  Poly Property Group Co., Ltd.                          8,436,000  5,908,135
    Ports Design, Ltd.                                     1,584,000  1,244,858
*   Pou Sheng International Holdings, Ltd.                 4,946,806    287,201
    Powerlong Real Estate Holdings, Ltd.                   5,740,000  1,374,323
    Prince Frog International Holdings, Ltd.                 152,000     94,998
*   Prosperity International Holdings HK, Ltd.             5,020,000    194,366
    Qingling Motors Co., Ltd. Class H                      1,694,000    479,049
    Qunxing Paper Holdings Co., Ltd.                         669,913    174,370
*   Real Gold Mining, Ltd.                                   300,500     54,213
#   Real Nutriceutical Group, Ltd.                         3,512,000    934,792
    Regent Manner International Holdings, Ltd.             2,844,000    533,705
*   Renhe Commercial Holdings Co., Ltd.                   52,984,000  3,349,111
    REXLot Holdings, Ltd.                                 33,975,000  2,806,241
*   Richly Field China Development, Ltd.                   6,980,000         --
    Road King Infrastructure, Ltd.                         1,110,000  1,052,583
    Royale Furniture Holdings, Ltd.                        2,863,500    232,939
    Samson Holding, Ltd.                                   2,880,000    531,571
#   Sany Heavy Equipment International Holdings Co., Ltd.  4,021,000  1,620,287
    Sateri Holdings, Ltd.                                    119,500     28,156
*   Semiconductor Manufacturing International Corp.       94,444,000  7,001,743
    Shandong Chenming Paper Holdings, Ltd. Class H         1,308,000    508,406
    Shandong Molong Petroleum Machinery Co., Ltd. Class H  1,516,562    547,292
    Shanghai Industrial Holdings, Ltd.                       762,000  2,421,118
#* Shanghai Industrial Urban Development Group, Ltd. 6,934,000 1,402,876 Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                         4,088,000    653,690
    Shanghai Prime Machinery Co., Ltd. Class H             4,298,000    515,391
*   Shanghai Zendai Property, Ltd.                         8,390,000    162,440
    Shengli Oil & Gas Pipe Holdings, Ltd.                  5,022,000    530,665
#   Shenguan Holdings Group, Ltd.                          4,814,000  2,444,695
    Shenzhen Expressway Co., Ltd. Class H                  3,194,400  1,314,445
    Shenzhen International Holdings, Ltd.                 42,879,300  5,589,446
    Shenzhen Investment, Ltd.                             12,442,912  5,229,185
    Shenzhou International Group Holdings, Ltd.            1,910,000  5,599,054
*   Shougang Concord Century Holdings, Ltd.                1,137,153     41,900
#*  Shougang Concord International Enterprises Co., Ltd.  22,396,000  1,159,640
#   Shougang Fushan Resources Group, Ltd.                 20,786,000  8,133,750
#   Shui On Land, Ltd.                                    12,783,483  4,238,208
    Sichuan Expressway Co., Ltd. Class H                   3,884,000  1,192,496
#   Sihuan Pharmaceutical Holdings Group, Ltd.             8,615,000  4,840,641
    Sijia Group Co.                                        1,076,350    190,022
    Silver Grant International                             5,220,000    843,200
*   SIM Technology Group, Ltd.                               510,000     19,466
    Sino Biopharmaceutical                                13,536,000  9,340,178
*   Sino Dragon New Energy Holdings, Ltd.                  5,056,000     82,927

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
#*  Sino Oil And Gas Holdings, Ltd.                       43,622,766 $  870,983
*   Sino Prosper State Gold Resources Holdings, Ltd.       2,110,000     48,802
#   Sino-Ocean Land Holdings, Ltd.                        12,290,091  8,113,188
    Sinofert Holdings, Ltd.                               13,759,327  2,988,255
*   Sinolink Worldwide Holdings, Ltd.                     10,218,800    803,376
    SinoMedia Holding, Ltd.                                  832,000    462,916
    Sinopec Kantons Holdings, Ltd.                         2,864,000  2,595,801
#   Sinopec Yizheng Chemical Fibre Co., Ltd. Class H       5,366,000  1,205,385
#*  Sinopoly Battery, Ltd.                                22,360,000    909,726
    Sinotrans Shipping, Ltd.                               4,974,086  1,232,543
    Sinotrans, Ltd. Class H                                6,526,000  1,389,530
    Sinotruk Hong Kong, Ltd.                               2,922,000  1,632,803
    SITC International Holdings Co., Ltd.                    761,000    278,884
#   Skyworth Digital Holdings, Ltd.                        9,088,892  7,519,490
*   SMI Corp., Ltd.                                        7,948,066    154,492
*   Solargiga Energy Holdings, Ltd.                        5,579,000    266,628
    Sparkle Roll Group, Ltd.                               6,960,000    610,821
*   SPG Land Holdings, Ltd.                                1,309,000    644,366
#   Springland International Holdings, Ltd.                  531,000    276,584
*   SRE Group, Ltd.                                       15,994,346    597,765
#   Sunac China Holdings, Ltd.                             5,001,000  4,035,024
#   Sunny Optical Technology Group Co., Ltd.               1,935,000  2,562,681
    Tak Sing Alliance Holdings, Ltd.                         253,257     38,312
    TCC International Holdings, Ltd.                       4,185,098  1,195,163
    TCL Communication Technology Holdings, Ltd.            2,285,198    921,361
    TCL Multimedia Technology Holdings, Ltd.               2,684,510  2,435,892
*   Tech Pro Technology Development, Ltd.                  2,916,000  1,089,613
    Tenfu Cayman Holdings Co Ltd                               2,000      1,083
    Texhong Textile Group, Ltd.                            1,008,000  1,170,419
    Tian An China Investment                               1,383,000    976,031
    Tian Shan Development Holdings, Ltd.                   1,158,000    340,092
    Tiangong International Co., Ltd.                       5,884,000  1,663,883
    Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                         1,572,000    555,804
#*  Tianjin Development Hldgs, Ltd.                        2,070,000  1,385,268
*   Tianjin Jinran Public Utilities Co., Ltd. Class H        790,000    261,588
    Tianjin Port Development Holdings, Ltd.                7,404,800  1,060,925
    Tianneng Power International, Ltd.                     3,112,048  1,972,779
#   Tomson Group, Ltd.                                     1,060,443    285,984
    Tong Ren Tang Technologies Co., Ltd. Class H           1,085,000  3,616,222
*   Tonic Industries Holdings, Ltd.                        1,208,000    369,712
#   Towngas China Co., Ltd.                                3,782,000  3,642,190
    TPV Technology, Ltd.                                   3,915,964  1,014,516
    Travelsky Technology, Ltd. Class H                     3,735,090  2,378,446
*   Trony Solar Holdings Co., Ltd.                         1,757,000    142,640
#   Truly International Holdings                           5,411,573  2,892,176
    Uni-President China Holdings, Ltd.                       998,000  1,086,399
#*  United Energy Group, Ltd.                             12,716,450  1,967,293
#   Vinda International Holdings, Ltd.                     2,394,000  3,134,228
    VODone, Ltd.                                          13,151,600    984,632
#   Wasion Group Holdings, Ltd.                            2,018,000  1,132,111
#   Weiqiao Textile Co. Class H                            2,212,000  1,218,373
    Welling Holding, Ltd.                                  3,506,000    786,396

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
CHINA -- (Continued)
#   West China Cement, Ltd.                             13,716,000 $  2,428,597
#   Winsway Coking Coal Holdings, Ltd.                   5,706,000      538,784
    Winteam Pharmaceutical Group, Ltd.                     414,000      175,542
    Wumart Stores, Inc. Class H                          1,388,000    2,432,958
    Xiamen International Port Co., Ltd. Class H          5,166,000      692,665
    Xiangyu Dredging Holdings, Ltd.                      1,211,000      281,129
    Xingda International Holdings, Ltd.                  3,928,000    1,506,395
    Xinhua Winshare Publishing and Media Co., Ltd.
      Class H                                              307,103      173,842
#   Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                            1,615,400      977,764
    Xinjiang Xinxin Mining Industry Co., Ltd. Class H    3,350,598      619,153
#   Xiwang Sugar Holdings Co., Ltd.                      3,103,178      272,728
#   XTEP International Holdings                          2,858,500    1,199,531
#*  Yanchang Petroleum International, Ltd.              18,300,000    1,063,323
    Yantai North Andre Juice Co. Class H                   486,000      194,234
    Yashili International Holdings, Ltd.                 3,197,000    1,196,487
    Yingde Gases Group Co., Ltd.                         3,468,500    3,344,780
#   Yip's Chemical Holdings, Ltd.                        1,286,000    1,401,512
    Youyuan International Holdings, Ltd.                   847,000      234,492
    Yuanda China Holdings, Ltd.                          4,488,000      417,342
    Yuexiu Property Co., Ltd.                           21,435,432    6,354,577
#   Yuexiu Transport Infrastructure, Ltd.                2,788,018    1,427,536
    Yuzhou Properties Co.                                2,877,600      733,425
    Zall Development Group, Ltd.                           354,000      118,160
    Zhaojin Mining Industry Co., Ltd.                    1,052,500    1,176,736
    Zhejiang Expressway Co., Ltd. Class H                5,900,000    4,639,244
#*  Zhejiang Glass Co., Ltd. Class H                       445,000           --
*   Zhengzhou Coal Mining Machinery Group Co., Ltd.
      Class H                                               38,000       29,732
*   Zhong An Real Estate, Ltd.                           2,231,400      328,469
    Zhongsheng Group Holdings, Ltd.                      2,344,000    3,231,407
*   Zhuguang Holdings Group Co., Ltd.                      306,758       66,750
#   Zhuzhou CSR Times Electric Co., Ltd. Class H         1,702,000    4,696,089
                                                                   ------------
TOTAL CHINA                                                         590,529,064
                                                                   ------------
COLOMBIA -- (0.0%)
    Constructora Conconcreto SA                            220,538      161,015
*   Empresa de Telecomunicaciones de Bogota                679,989      147,355
*   Fabricato SA                                        13,706,296       90,119
*   Grupo Odinsa SA (B96JTD9)                                1,831        7,183
    Grupo Odinsa SA (B06MW70)                               36,609      186,547
    Mineros SA                                              41,709       93,470
                                                                   ------------
TOTAL COLOMBIA                                                          685,689
                                                                   ------------
HONG KONG -- (0.0%)
*   L'sea Resources International Holdings, Ltd.         2,710,000      119,010
                                                                   ------------
HUNGARY -- (0.1%)
*   Danubius Hotel and SpA P.L.C.                           45,091      662,118
    EGIS Pharmaceuticals P.L.C.                             11,973      946,243
#*  FHB Mortgage Bank P.L.C.                                42,493       66,449
*   Fotex Holding SE                                       119,895      103,488
*   PannErgy                                               139,592      229,425

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
HUNGARY -- (Continued)
    Zwack Unicum Rt                                             583 $   33,377
                                                                    ----------
TOTAL HUNGARY                                                        2,041,100
                                                                    ----------
INDIA -- (7.7%)
*   3M India, Ltd.                                            5,679    378,469
    Aanjaneya Lifecare, Ltd.                                 24,182     40,260
    Aban Offshore, Ltd.                                      79,382    475,806
*   ABG Shipyard, Ltd.                                      125,715    750,695
*   Advanta India, Ltd.                                      30,560    451,471
    Agro Tech Foods, Ltd.                                    54,133    526,557
    AIA Engineering, Ltd.                                    44,197    251,811
    Ajanta Pharma, Ltd.                                      45,290    659,836
    Akzo Nobel India, Ltd.                                   61,780  1,134,387
    Alembic Pharmaceuticals, Ltd.                           454,040    968,970
*   Alembic, Ltd.                                            37,078     12,487
    Allahabad Bank                                          871,641  2,180,217
    Allcargo Logistics, Ltd.                                  3,483      7,436
    Alok Industries, Ltd.                                 1,894,319    345,794
    Alstom India, Ltd.                                      127,490    753,719
    Amara Raja Batteries, Ltd.                              371,561  1,787,940
    Amtek Auto, Ltd.                                        544,638    745,769
    Amtek India, Ltd.                                       287,646    481,944
    Anant Raj, Ltd.                                       1,223,900  1,511,080
    Andhra Bank                                             982,247  1,673,270
*   Andhra Pradesh Paper Mills                               57,705    222,506
    Apollo Hospitals Enterprise, Ltd.                       229,991  3,549,126
    Apollo Tyres, Ltd.                                      663,125  1,185,955
    Arvind, Ltd.                                          1,152,732  1,692,912
*   Asahi India Glass, Ltd.                                 178,126    157,446
    Ashok Leyland, Ltd.                                   7,822,191  3,381,024
    Asian Hotels East, Ltd.                                   4,536     13,463
    Atul, Ltd.                                               46,950    318,944
    Aurobindo Pharma, Ltd.                                  859,453  3,035,825
    Automotive Axles, Ltd.                                   19,185    105,001
    Bajaj Corp., Ltd.                                       144,460    655,730
    Bajaj Electricals, Ltd.                                 213,386    698,892
    Bajaj Finance, Ltd.                                      62,702  1,440,868
    Bajaj Finserv, Ltd.                                     126,975  1,751,019
    Bajaj Hindusthan, Ltd.                                1,198,145    441,371
    Bajaj Holdings and Investment, Ltd.                      86,830  1,433,377
    Balkrishna Industries, Ltd.                             144,067    699,542
    Ballarpur Industries, Ltd.                            1,349,556    435,114
    Balmer Lawrie & Co., Ltd.                                32,354    403,818
*   Balrampur Chini Mills, Ltd.                             918,723    815,283
    Bank Of Maharashtra                                     849,337    913,739
    Bannari Amman Sugars, Ltd.                               15,663    246,058
    BASF India, Ltd.                                         48,794    527,396
    Bata India, Ltd.                                        145,561  2,006,499
    BEML, Ltd.                                               58,553    174,740
    Berger Paints India, Ltd.                               658,217  2,356,645
*   BF Utilities, Ltd.                                       53,450    264,217
    BGR Energy Systems, Ltd.                                133,521    480,597

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    Bharat Forge, Ltd.                                      497,797 $2,137,298
    Bhushan Steel, Ltd. (6288521)                           369,371  3,119,312
*   Bhushan Steel, Ltd. (B8KHHS3)                            24,624    118,378
    Biocon, Ltd.                                            351,412  1,887,112
    Birla Corp., Ltd.                                       107,350    513,326
    Blue Dart Express, Ltd.                                  21,966  1,041,651
    Blue Star, Ltd.                                         153,266    461,909
    Bombay Burmah Trading Co.                                43,374    101,000
    Bombay Dyeing & Manufacturing Co., Ltd.                 785,565  1,256,053
*   Bombay Rayon Fashions, Ltd.                              17,322     75,806
    Brigade Enterprises, Ltd.                               100,234    132,880
    Britannia Industries, Ltd.                              230,022  2,477,617
    Capital First, Ltd.                                      68,029    214,441
    Carborundum Universal, Ltd.                             329,688    733,387
    Central Bank Of India                                 1,433,798  1,896,345
*   Century Plyboards India, Ltd.                           137,796    133,508
    Century Textiles & Industries, Ltd.                     327,287  1,745,960
    CESC, Ltd.                                              475,921  2,540,381
    Chambal Fertilizers & Chemicals, Ltd.                   830,424    821,547
    Chennai Petroleum Corp., Ltd.                           211,331    426,985
    Cholamandalam Investment and Finance Co., Ltd.           71,956    359,096
*   City Union Bank, Ltd. (B96FP40)                         201,678    156,822
    City Union Bank, Ltd. (6313940)                       1,059,647  1,076,582
    Clariant Chemicals India, Ltd.                           36,800    321,086
    Claris Lifesciences, Ltd.                                95,636    317,749
    CMC, Ltd.                                                60,897  1,495,895
    Core Education & Technologies, Ltd.                     231,302    236,163
    Coromandel International, Ltd.                          461,112  1,665,900
    Corp. Bank                                              217,190  1,527,593
    Cox & Kings, Ltd.                                       144,945    345,432
    CRISIL, Ltd.                                            120,617  2,008,468
    Crompton Greaves, Ltd.                                1,161,284  1,985,243
    Dalmia Bharat, Ltd.                                      57,965    137,509
    DB Corp., Ltd.                                           36,577    161,483
*   DB Realty, Ltd.                                         790,475    940,749
    DCM Shriram Consolidated                                234,293    251,081
    Deepak Fertilisers & Petrochemicals Corp., Ltd.         147,728    294,036
    Delta Corp., Ltd.                                       535,652    623,512
*   DEN Networks, Ltd.                                      343,697  1,408,293
    Dena Bank                                               127,628    215,809
*   Development Credit Bank, Ltd.                         1,459,229  1,276,797
    Dewan Housing Finance Corp., Ltd.                       110,571    359,739
*   Dish TV India, Ltd.                                   2,923,883  3,698,617
    Dishman Pharmaceuticals & Chemicals, Ltd.                84,926    109,581
*   Dredging Corp. Of India, Ltd.                            21,673     87,235
    eClerx Services, Ltd.                                    20,502    231,822
    Edelweiss Financial Services, Ltd.                      353,351    197,382
    Educomp Solutions, Ltd.                                 382,446    460,244
    Eicher Motors, Ltd.                                      48,150  2,657,336
    EID Parry India, Ltd.                                   333,058    943,647
    EIH, Ltd.                                               479,843    548,057
    Elder Pharmaceuticals, Ltd.                              41,972    288,764

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    Electrosteel Castings, Ltd.                             126,195 $   39,237
*   Electrosteel Steels, Ltd.                                78,502      7,161
    Elgi Equipments, Ltd.                                   224,474    317,383
    Emami, Ltd.                                              82,031    972,343
    Engineers India, Ltd.                                   194,070    627,384
*   Entertainment Network India, Ltd.                        48,584    212,911
    Era Infra Engineering, Ltd.                             432,380  1,100,235
    Eros International Media, Ltd.                          224,021    745,939
    Escorts, Ltd.                                           364,793    388,721
    Ess Dee Aluminium, Ltd.                                  46,073    440,946
*   Essar Oil, Ltd.                                       1,455,331  2,065,687
    Essar Ports, Ltd.                                       433,651    717,292
*   Essar Shipping, Ltd.                                    112,311     40,745
    Essel Propack, Ltd.                                     100,852     65,648
    FAG Bearings India, Ltd.                                 28,675    724,192
    FDC, Ltd.                                               316,669    528,854
    Federal Bank, Ltd.                                      698,068  5,927,562
*   Federal-Mogul Goetze India, Ltd.                         61,495    226,276
    Financial Technologies India, Ltd.                      172,001  2,555,322
    Finolex Cables, Ltd.                                    211,462    201,043
    Finolex Industries, Ltd.                                263,302    511,946
*   Fortis Healthcare, Ltd.                                 599,520  1,120,659
*   Fresenius Kabi Oncology, Ltd.                           312,263    739,550
*   Future Retail, Ltd.                                       2,575      6,973
*   Future Ventures India, Ltd.                             604,856    106,458
    Gammon India, Ltd.                                      105,203     43,582
*   Gammon Infrastructure Projects, Ltd.                     31,009      6,506
    Gateway Distriparks, Ltd.                               268,151    609,830
    Geodesic, Ltd.                                           72,614     12,523
    Gillette India, Ltd.                                     12,757    488,266
    Gitanjali Gems, Ltd.                                    307,439  3,511,618
*   GMR Infrastructure, Ltd.                              7,563,199  2,877,724
    Godfrey Phillips India, Ltd.                              3,364    150,571
    Godrej Industries, Ltd.                                 263,939  1,515,802
    Godrej Properties, Ltd.                                  98,488  1,139,070
*   Gokul Refoils & Solvent, Ltd.                            27,697     10,828
    Graphite India, Ltd.                                    281,800    407,287
    Gravita India, Ltd.                                     133,659     89,446
    Great Eastern Shipping Co., Ltd. (The)                  389,364  1,569,833
    Greaves Cotton, Ltd.                                    497,355    665,208
    Grindwell Norton, Ltd.                                   18,171     86,841
    Gruh Finance, Ltd.                                      111,195    396,217
*   GTL Infrastructure, Ltd.                              2,314,452    105,753
    Gujarat Alkalies & Chemicals, Ltd.                      178,029    551,970
    Gujarat Fluorochemicals, Ltd.                           156,927    873,438
    Gujarat Gas Co., Ltd.                                    49,046    223,972
    Gujarat Industries Power Co., Ltd.                       44,878     60,083
    Gujarat Mineral Development Corp., Ltd.                 511,414  1,485,760
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.    211,883    310,576
    Gujarat NRE Coke, Ltd.                                1,789,527    570,011
    Gujarat State Fertilisers & Chemicals, Ltd.             684,362    699,284
    Gujarat State Petronet, Ltd.                            896,623  1,110,804

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    Gulf Oil Corp., Ltd.                                    118,401 $  135,362
*   GVK Power & Infrastructure, Ltd.                      5,337,424    941,268
*   Hathway Cable & Datacom, Ltd.                           258,362  1,223,862
    Havells India, Ltd.                                     262,777  3,212,536
    HCL Infosystems, Ltd.                                   679,437    492,881
    HEG, Ltd.                                                64,966    200,287
*   HeidelbergCement India, Ltd.                            411,053    290,542
*   Hexa Tradex, Ltd.                                        73,518     35,020
    Hexaware Technologies, Ltd.                           1,209,540  1,849,478
*   Himachal Futuristic Communications, Ltd.              2,755,277    457,730
    Hinduja Global Solutions, Ltd.                           35,626    173,326
    Hinduja Ventures, Ltd.                                   36,075    245,742
*   Hindustan Construction Co., Ltd.                      2,735,355    710,898
*   Hindustan Oil Exploration Co., Ltd.                     208,275    239,611
    Honeywell Automation India, Ltd.                         13,295    604,735
*   Hotel Leela Venture, Ltd.                               560,016    218,798
*   Housing Development & Infrastructure, Ltd.            2,752,536  2,713,501
    HSIL, Ltd.                                              101,318    200,114
    HT Media, Ltd.                                          106,598    209,296
    ICRA, Ltd.                                                9,267    180,478
    IL&FS Transportation Networks, Ltd.                      72,996    238,559
    India Cements, Ltd.                                   1,591,515  2,478,524
    India Infoline, Ltd.                                  1,067,393  1,241,067
*   Indiabulls Housing Finance, Ltd.                        357,294  1,802,552
    Indian Bank                                             218,625    697,491
    Indian Hotels Co., Ltd.                               2,233,194  2,380,342
    Indian Overseas Bank                                  1,375,764  1,633,921
    Indo Rama Synthetics India                               60,732     19,107
    Indoco Remedies, Ltd.                                    92,250    107,638
    Indraprastha Gas, Ltd.                                  468,548  2,615,668
    IndusInd Bank, Ltd.                                      10,475     90,851
    Info Edge India, Ltd.                                   100,576    656,769
    Infotech Enterprises, Ltd.                              187,578    609,196
    ING Vysya Bank, Ltd.                                     21,126    237,236
    Ingersoll-Rand India, Ltd.                               38,417    283,897
    Ipca Laboratories, Ltd.                                 370,908  3,494,308
    IRB Infrastructure Developers, Ltd.                     830,506  1,797,177
*   IVRCL, Ltd.                                           1,420,926    511,028
    Jagran Prakashan, Ltd.                                  382,614    650,303
    Jai Corp., Ltd.                                         461,276    547,447
    Jain Irrigation Systems, Ltd.                         1,682,454  1,974,946
*   Jaiprakash Power Ventures, Ltd.                       2,554,915  1,209,529
    Jammu & Kashmir Bank, Ltd.                              138,584  3,566,990
    Jaypee Infratech, Ltd.                                1,547,119  1,066,163
    JB Chemicals & Pharmaceuticals, Ltd.                     31,979     46,155
    JBF Industries, Ltd.                                    141,994    278,614
*   Jet Airways India, Ltd.                                 159,407  1,836,657
    Jindal Drilling & Industries, Ltd.                       13,908     54,748
    Jindal Poly Films, Ltd.                                  90,006    257,582
    Jindal Saw, Ltd.                                        798,003  1,181,336
*   Jindal Stainless, Ltd.                                  300,336    328,561
    JK Cement, Ltd.                                         111,995    547,619

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    JK Lakshmi Cement, Ltd.                                 204,789 $  373,315
    JM Financial, Ltd.                                    2,021,877    658,686
    JSW Energy, Ltd.                                         62,695     76,034
*   JSW ISPAT Steel, Ltd.                                 3,544,973    607,360
*   Jubilant Foodworks, Ltd.                                155,717  3,211,526
    Jubilant Life Sciences, Ltd.                            293,887    927,295
    Jyothy Laboratories, Ltd.                               374,188  1,219,451
    Kajaria Ceramics, Ltd.                                  156,071    606,447
    Kakinada Fertilizers, Ltd.                              632,948    131,700
    Kalpataru Power Transmission, Ltd.                      157,293    234,469
    Kansai Nerolac Paints, Ltd.                               9,485    210,508
    Karnataka Bank, Ltd.                                  1,102,239  3,064,127
    Karur Vysya Bank, Ltd.                                  159,651  1,396,176
    Kaveri Seed Co., Ltd.                                    25,347    551,636
    KEC International, Ltd.                                 431,173    430,894
    Kesoram Industries, Ltd.                                 56,319    109,905
    Kewal Kiran Clothing, Ltd.                                1,598     21,494
    Kirloskar Brothers, Ltd.                                    817      2,270
    Kirloskar Oil Engines, Ltd.                             218,179    750,321
    KPIT Cummins Infosystems, Ltd.                          573,772  1,104,638
    KSB Pumps, Ltd.                                          30,387    118,051
*   KSK Energy Ventures, Ltd.                                63,482     56,291
    Lakshmi Machine Works, Ltd.                              19,343    717,693
    Lakshmi Vilas Bank, Ltd.                                264,553    415,153
*   Lanco Infratech, Ltd.                                 4,879,446  1,017,745
    Madras Cements, Ltd.                                    366,779  1,691,618
*   Mahanagar Telephone Nigam                               902,461    337,025
    Maharashtra Seamless, Ltd.                              108,527    438,129
    Mahindra & Mahindra Financial Services, Ltd.            501,725  2,137,031
    Mahindra Holidays & Resorts India, Ltd.                  44,697    213,711
    Mahindra Lifespace Developers, Ltd.                      61,546    479,897
    Man Infraconstruction, Ltd.                              33,748     93,757
    Mandhana Industries, Ltd.                                54,218    251,681
    Marico, Ltd.                                            447,822  1,870,620
    MAX India, Ltd.                                         649,303  2,614,600
    McLeod Russel India, Ltd.                               298,850  1,736,604
*   Mercator, Ltd.                                          649,167    180,089
    Merck, Ltd.                                              20,801    245,649
    MindTree, Ltd.                                           53,931    800,261
    MOIL, Ltd.                                              152,103    629,130
    Monnet Ispat & Energy, Ltd.                              84,484    311,588
    Monsanto India, Ltd.                                     27,206    294,613
    Motherson Sumi Systems, Ltd.                            942,233  3,438,040
    Motilal Oswal Financial Services, Ltd.                   18,723     29,610
    Mphasis, Ltd.                                           189,549  1,310,155
    MRF, Ltd.                                                 7,769  1,933,705
*   Nagarjuna Oil Refinery, Ltd.                            575,408     39,019
    Nahar Capital and Financial Services, Ltd.                6,766      4,668
    Nahar Polyfilms, Ltd.                                    24,000      6,325
    Natco Pharma, Ltd.                                       82,080    676,436
    Nava Bharat Ventures, Ltd.                               13,117     39,975
    Navneet Publications India, Ltd.                        383,995    404,315

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    NCC, Ltd.                                             1,585,471 $  922,401
    NESCO, Ltd.                                              38,589    553,628
    NIIT Technologies, Ltd.                                 218,835  1,051,132
    NIIT, Ltd.                                              167,888     74,443
    Nitin Fire Protection Industries, Ltd.                  618,739    746,270
    Noida Toll Bridge Co., Ltd.                             180,315     71,037
    Oberoi Realty, Ltd.                                       5,185     23,437
    OCL India, Ltd.                                          51,578    144,657
*   OMAXE, Ltd.                                             384,234  1,131,418
    Opto Circuits India, Ltd.                               489,236    530,286
    Orchid Chemicals & Pharmaceuticals, Ltd.                137,657    165,106
    Orient Cement Ltd.                                      351,095    375,370
    Orient Paper & Industries, Ltd.                         351,095     46,029
    Oriental Bank of Commerce                               510,184  2,551,827
    Orissa Minerals Development Co., Ltd.                     9,760    476,651
*   Oswal Chemicals & Fertilizers                            29,723     10,598
    Page Industries, Ltd.                                    13,104    873,161
*   Panacea Biotec, Ltd.                                     56,319    125,714
*   Parsvnath Developers, Ltd.                              642,754    409,428
    Peninsula Land, Ltd.                                    392,953    347,195
    Persistent Systems, Ltd.                                 50,473    491,114
*   Peter England Fashions and Retail, Ltd.                     515        578
    Petronet LNG, Ltd.                                      182,928    475,993
    Pfizer, Ltd.                                             17,895    345,951
    Phoenix Mills, Ltd.                                     167,446    843,397
    PI Industries, Ltd.                                      27,020     66,422
    Pidilite Industries, Ltd.                               797,528  3,695,711
*   Pipavav Defence & Offshore Engineering Co., Ltd.      1,461,624  1,948,775
    Piramal Enterprises, Ltd.                               237,828  2,469,311
*   Plethico Pharmaceuticals, Ltd.                           68,473    303,120
    Polaris Financial Technology, Ltd.                      125,423    252,826
    Praj Industries, Ltd.                                   112,064     75,733
    Prakash Industries, Ltd.                                 15,110     10,215
    Prestige Estates Projects, Ltd.                         351,427  1,100,403
*   Prime Focus, Ltd.                                       161,855    120,255
    Prism Cement, Ltd.                                      652,290    556,849
    Procter & Gamble Hygiene & Health Care, Ltd.              4,185    214,204
*   PTC India Financial Services, Ltd.                      665,034    175,103
    PTC India, Ltd.                                       1,400,495  1,563,783
    Punj Lloyd, Ltd.                                      1,726,653  1,735,420
    Punjab & Sind Bank                                      281,477    321,934
    Radico Khaitan, Ltd.                                    393,977    908,834
    Rain Commodities, Ltd.                                  546,486    454,925
    Rajesh Exports, Ltd.                                    106,849    248,469
    Rallis India, Ltd.                                      495,799  1,241,338
    Raymond, Ltd.                                           245,800  1,327,728
    Redington India, Ltd.                                   801,372  1,175,926
    REI Agro, Ltd.                                        3,394,992    742,027
*   REI Six Ten Retail, Ltd.                                159,806      7,869
    Rolta India, Ltd.                                       668,317    753,192
    Ruchi Soya Industries, Ltd.                             516,585    659,550
    S Mobility, Ltd.                                         70,822     32,391

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    Sadbhav Engineering, Ltd.                               125,707 $  268,682
    Sanofi India, Ltd.                                       24,044  1,127,974
*   Sanwaria Agro Oils, Ltd.                                178,625     85,329
*   Satyam Computer Services, Ltd.                        1,448,406  3,000,200
    Schneider Electric Infrastructure, Ltd.                 252,369    356,287
    Shasun Pharmaceuticals, Ltd.                             44,429     60,882
*   Shipping Corp. of India, Ltd.                         1,010,135    802,681
    Shiv-Vani Oil & Gas Exploration Services, Ltd.            1,193        955
    Shoppers Stop, Ltd.                                     162,262  1,125,591
    Shree Cement, Ltd.                                       14,007  1,176,902
*   Shree Renuka Sugars, Ltd.                             2,575,579  1,152,037
    Simplex Infrastructures, Ltd.                             1,045      2,234
    Sintex Industries, Ltd.                               1,619,520  1,434,322
*   SITI Cable Network, Ltd.                                422,005    187,169
    SJVN, Ltd.                                              530,895    197,625
    SKF India, Ltd.                                          76,599    789,382
    Sobha Developers, Ltd.                                  311,166  2,410,688
    Solar Industries India, Ltd.                             25,572    475,248
    South Indian Bank, Ltd.                               1,981,190    879,248
    SREI Infrastructure Finance, Ltd.                       297,648    167,260
    SRF, Ltd.                                               111,948    353,437
    State Bank of Bikaner & Jaipur                           76,338    613,083
*   Sterling Biotech, Ltd.                                  305,767     34,071
    Sterlite Technologies, Ltd.                             745,823    345,151
    Strides Arcolab, Ltd.                                   338,221  5,369,175
    Styrolution ABS India, Ltd.                              23,441    217,133
*   Sun Pharma Advanced Research Co., Ltd.                  545,127  1,254,625
    Sundaram Finance, Ltd.                                   34,562    333,440
    Sundaram Investment Ltd.                                  3,890      3,466
    Sundaram-Clayton, Ltd.                                    3,890     24,136
    Sundram Fasteners, Ltd.                                 306,501    226,256
    Supreme Industries, Ltd.                                168,698  1,027,415
    Supreme Petrochem, Ltd.                                 103,075    116,182
    Surana Industries, Ltd.                                  14,879     23,248
*   Suzlon Energy, Ltd.                                   7,128,765  1,954,555
    Swaraj Engines, Ltd.                                      3,100     26,502
    Syndicate Bank                                        1,056,596  2,367,981
    Tata Chemicals, Ltd.                                    297,700  1,809,402
    Tata Communications, Ltd.                               478,854  2,029,572
    Tata Communications, Ltd. ADR                            95,545    806,400
    Tata Elxsi, Ltd.                                         51,574    196,690
    Tata Global Beverages, Ltd.                           1,757,293  4,797,610
    Tata Investment Corp., Ltd.                              30,412    243,201
*   Tata Teleservices Maharashtra, Ltd.                   2,063,216    325,328
    Tech Mahindra, Ltd.                                      25,892    465,178
    Techno Electric & Engineering Co., Ltd.                  55,792    135,508
    Texmaco Rail & Engineering, Ltd.                        161,974    148,447
    Thermax, Ltd.                                           182,168  1,937,143
    Time Technoplast, Ltd.                                   99,668     71,234
*   Timken India, Ltd.                                       42,048    124,723
    Titagarh Wagons, Ltd.                                    17,656     55,114
    Torrent Pharmaceuticals, Ltd.                           163,711  2,107,808

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
INDIA -- (Continued)
    Torrent Power, Ltd.                                    233,428 $    613,189
    Trent, Ltd.                                             46,357      940,761
    Triveni Turbine, Ltd.                                  179,367      173,421
    TTK Prestige, Ltd.                                      29,300    1,904,979
    Tube Investments of India, Ltd.                        413,857    1,229,174
*   Tulip Telecom, Ltd.                                     73,866       27,597
*   TV18 Broadcast, Ltd.                                 2,720,920    1,349,304
    TVS Motor Co., Ltd.                                  1,379,292    1,001,935
    UCO Bank                                             1,166,780    1,514,652
    Uflex, Ltd.                                             11,351       15,773
    Unichem Laboratories, Ltd.                             226,126      712,607
*   Unitech, Ltd.                                       11,473,065    5,774,822
    United Bank of India                                   473,585      532,384
    United Phosphorus, Ltd.                              1,520,194    4,006,550
*   Usha Martin, Ltd.                                      643,299      307,838
*   Uttam Galva Steels, Ltd.                               115,379      150,396
*   Uttam Value Steels, Ltd.                                42,051        7,673
    V-Guard Industries, Ltd.                                81,775      772,769
    Vakrangee Software, Ltd.                               228,333      314,230
*   Vardhman Special Steels, Ltd.                           15,258        6,582
    Vardhman Textiles, Ltd.                                 79,246      398,256
    Vesuvius India, Ltd.                                     1,802       11,972
    Videocon Industries, Ltd.                              565,723    2,265,049
    Vijaya Bank                                          1,183,699    1,157,600
    VIP Industries, Ltd.                                   280,314      327,440
    Voltas, Ltd.                                           845,492    1,339,419
    VST Industries, Ltd.                                    15,968      460,137
    WABCO India, Ltd.                                        8,387      210,195
    Welspun Corp., Ltd.                                    693,755      682,168
*   Wockhardt, Ltd.                                         49,811    1,776,336
    Wyeth, Ltd.                                             39,587      606,272
*   Zee Learn, Ltd.                                         57,229       18,654
    Zensar Technologies, Ltd.                              104,999      476,855
*   Zuari Agro Chemicals, Ltd.                              42,970      123,387
    Zuari Global, Ltd.                                      32,457       42,726
    Zydus Wellness, Ltd.                                    64,359      531,324
    Zylog Systems, Ltd.                                     17,252       16,731
                                                                   ------------
TOTAL INDIA                                                         333,723,996
                                                                   ------------
INDONESIA -- (4.7%)
    Ace Hardware Indonesia Tbk PT                       20,189,500    2,036,979
    Adhi Karya Persero Tbk PT                            8,176,000    2,503,896
*   Agis Tbk PT                                         12,930,500      598,797
*   Agung Podomoro Land Tbk PT                          32,619,000    1,592,877
    AKR Corporindo Tbk PT                               13,595,200    7,210,152
    Alam Sutera Realty Tbk PT                           78,688,000    8,513,247
    Aneka Tambang Persero Tbk PT                        27,240,000    3,875,897
    Arwana Citramulia Tbk PT                             2,236,000      713,360
    Asahimas Flat Glass Tbk PT                             983,000      849,651
    Astra Graphia Tbk PT                                 1,904,000      360,892
*   Bakrie and Brothers Tbk PT                         319,498,500    1,643,088
    Bakrie Sumatera Plantations Tbk PT                  69,505,000      651,534

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ----------- ----------
INDONESIA -- (Continued)
*   Bakrie Telecom Tbk PT                                80,514,398 $  414,259
*   Bakrieland Development Tbk PT                       204,925,750  1,098,573
    Bank Bukopin Tbk PT                                  24,854,666  2,355,213
*   Bank Pan Indonesia Tbk PT                            16,502,000  1,360,098
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk
      PT                                                 15,099,000  1,896,773
*   Bank Permata Tbk PT                                     293,000     51,254
    Bank Tabungan Negara Persero Tbk PT                  19,348,249  2,968,004
*   Barito Pacific Tbk PT                                11,088,500    462,848
*   Benakat Petroleum Energy Tbk PT                      77,552,500  1,318,258
    Berau Coal Energy Tbk PT                             31,804,500    672,004
*   Berlian Laju Tanker Tbk PT                           35,106,366         --
    Bhakti Investama Tbk PT                             108,788,400  5,493,010
    Bisi International PT                                 8,831,500    672,843
*   Borneo Lumbung Energi & Metal Tbk PT                 25,291,500  1,173,638
*   Budi Acid Jaya Tbk PT                                 5,947,000     71,561
*   Bumi Resources Minerals Tbk PT                        7,618,000    262,876
    Bumi Serpong Damai PT                                 7,937,200  1,411,035
    BW Plantation Tbk PT                                 11,348,000  1,062,665
*   Central Proteinaprima Tbk PT                         21,920,000     90,183
*   Chandra Asri Petrochemical Tbk PT                        13,500      4,142
    Charoen Pokphand Indonesia Tbk PT                     9,381,000  4,874,803
    Ciputra Development Tbk PT                           58,522,080  8,298,065
    Ciputra Property Tbk PT                              13,596,000  1,623,019
    Ciputra Surya Tbk PT                                  5,678,000  1,957,051
    Citra Marga Nusaphala Persada Tbk PT                 11,505,500  2,179,402
    Clipan Finance Indonesia Tbk PT                       1,482,000     67,895
*   Darma Henwa Tbk PT                                   72,303,600    371,882
*   Davomas Abadi Tbk PT                                 37,629,500    193,518
*   Delta Dunia Makmur Tbk PT                            36,242,000    698,219
*   Energi Mega Persada Tbk PT                          216,422,000  3,036,294
*   Erajaya Swasembada Tbk PT                               404,500    130,154
    Ever Shine Textile Tbk PT                             3,654,640     65,782
*   Exploitasi Energi Indonesia Tbk PT                   46,396,500  1,742,081
*   Fajar Surya Wisesa Tbk PT                               216,000     59,550
    Gajah Tunggal Tbk PT                                 10,317,500  3,082,005
*   Garda Tujuh Buana Tbk PT                                166,000     53,916
*   Garuda Indonesia Persero Tbk PT                      26,759,500  1,735,866
    Global Mediacom Tbk PT                               14,137,000  3,166,682
    Gozco Plantations Tbk PT                             12,307,700    179,909
*   Hanson International Tbk PT                          27,497,000  1,387,216
    Harum Energy Tbk PT                                   5,907,500  2,526,163
    Hexindo Adiperkasa Tbk PT                             1,496,000    747,100
    Holcim Indonesia Tbk PT                               7,129,000  2,679,164
*   Indah Kiat Pulp & Paper Corp. Tbk PT                 12,872,500  1,150,358
    Indika Energy Tbk PT                                 10,666,500  1,232,617
    Indo-Rama Synthetics Tbk PT                             485,000     70,423
    Indomobil Sukses Internasional Tbk PT                 5,344,500  2,917,817
*   Inovisi Infracom Tbk PT                                 240,700    157,495
    Intiland Development Tbk PT                          27,457,032  1,668,655
    Japfa Comfeed Indonesia Tbk PT                       24,175,000  4,801,360
    Jaya Real Property Tbk PT                             1,967,500    976,876
*   Kawasan Industri Jababeka Tbk PT                    109,273,500  3,378,748

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- -----------
INDONESIA -- (Continued)
    Krakatau Steel Persero Tbk PT                       10,839,000 $   614,669
*   Lippo Cikarang Tbk PT                                2,365,500   1,670,881
    Malindo Feedmill Tbk PT                              7,671,000   2,211,401
    Matahari Putra Prima Tbk PT                         12,660,128   2,594,137
    Mayora Indah Tbk PT                                  3,432,500  10,620,437
    Medco Energi Internasional Tbk PT                    9,515,500   1,872,830
    Media Nusantara Citra Tbk PT                         5,774,485   1,858,830
    Mitra Adiperkasa Tbk PT                              7,113,000   6,044,045
*   Mitra International Resources Tbk PT                 6,855,000      45,847
    Modern Internasional Tbk PT                          3,912,300     386,762
*   Modernland Realty Tbk PT                             6,156,500     614,204
    Multipolar Corp. Tbk PT                             28,017,500   1,702,660
    Multistrada Arah Sarana Tbk PT                       6,875,500     297,422
    Nippon Indosari Corpindo Tbk PT                        696,500     551,861
*   Nusantara Infrastructure Tbk PT                     28,228,000     726,780
    Pabrik Kertas Tjiwi Kimia Tbk PT                       557,500     111,679
    Pakuwon Jati Tbk PT                                 70,747,200   2,949,005
    Pan Brothers Tbk PT                                    207,000       9,373
*   Panasia Indo Resources Tbk PT                           79,000       5,485
*   Panin Financial Tbk PT                              96,871,500   2,394,748
    Panin Insurance Tbk PT                               8,124,500     644,211
    Pembangunan Perumahan Persero Tbk PT                13,996,500   2,048,358
    Perusahaan Perkebunan London Sumatra Indonesia
      Tbk PT                                            17,485,000   2,736,767
    Petrosea Tbk PT                                      4,048,000     716,605
*   Polaris Investama Tbk PT                             2,730,500     262,625
*   Polychem Indonesia Tbk PT                            5,392,000     199,854
    PT Suryainti Permata Tbk                             7,252,000          --
    PT Texmaco Jaya Tbk                                     93,000          --
    Ramayana Lestari Sentosa Tbk PT                     23,532,000   3,490,024
    Resource Alam Indonesia Tbk PT                       2,594,000     561,813
*   Salim Ivomas Pratama Tbk PT                          1,805,000     148,656
*   Samindo Resources Tbk PT                               879,750      63,328
    Sampoerna Agro PT                                    5,147,500   1,033,700
    Samudera Indonesia Tbk PT                              142,500      57,046
    Selamat Sempurna Tbk PT                              5,105,500   1,431,700
*   Sentul City Tbk PT                                 198,365,500   5,826,604
    Sinar Mas Agro Resources and Technology Tbk PT       1,037,460     715,295
*   Sugih Energy Tbk PT                                 48,115,000   2,032,285
    Summarecon Agung Tbk PT                             33,746,532   9,036,342
*   Sunson Textile Manufacturer Tbk PT                   2,325,500      29,829
*   Surabaya Agung Industri Pulp & Kertas Tbk PT            64,500       1,327
    Surya Dumai Industri Tbk                             3,298,500          --
    Surya Semesta Internusa Tbk PT                      30,146,000   4,909,289
    Tiga Pilar Sejahtera Food Tbk                       15,893,000   2,029,683
    Timah Persero Tbk PT                                14,203,000   2,078,354
    Total Bangun Persada Tbk PT                         10,659,500   1,174,843
*   Tower Bersama Infrastructure Tbk PT                  2,781,500   1,617,836
*   Trada Maritime Tbk PT                               38,168,513   5,698,888
    Trias Sentosa Tbk PT                                38,725,600   1,474,615
*   Trimegah Securities Tbk PT                           9,741,000     111,289
*   Truba Alam Manunggal Engineering PT                 21,316,500     109,625
    Tunas Baru Lampung Tbk PT                           11,087,000     553,510

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                         SHARES     VALUE++
                                                       ---------- ------------
INDONESIA -- (Continued)
    Tunas Ridean Tbk PT                                13,838,000 $  1,438,835
    Ultrajaya Milk Industry & Trading Co. Tbk PT        2,018,000      707,381
    Unggul Indah Cahaya Tbk PT                             48,239        9,749
    Wijaya Karya Persero Tbk PT                        16,679,500    4,121,659
                                                                  ------------
TOTAL INDONESIA                                                    204,954,673
                                                                  ------------
ISRAEL -- (0.0%)
    Feuchtwanger Investments, Ltd.                          4,200           --
*   Knafaim Holdings, Ltd.                                 19,085       49,767
*   Metis Capital, Ltd.                                       919           --
    Mivtach Shamir                                         11,010      289,801
                                                                  ------------
TOTAL ISRAEL                                                           339,568
                                                                  ------------
MACEDONIA -- (0.0%)
    Daeho International Corp.                                 543           --
    Hankook Synthetics, Inc.                                  550           --
    ZeroOne Interactive Co., Ltd.                           3,200           --
                                                                  ------------
TOTAL MACEDONIA                                                             --
                                                                  ------------
MALAYSIA -- (4.5%)
    Adventa Bhd                                             4,600          603
    Aeon Co. M Bhd                                      1,074,000    5,116,287
    Aeon Credit Service M Bhd                              46,800      221,881
    Affin Holdings Bhd                                  1,222,600    1,423,650
*   Alam Maritim Resources Bhd                          2,167,000      645,523
    Amway Malaysia Hldgs                                  399,300    1,548,144
    Ann Joo Resources Bhd                                 994,350      379,738
    Anson Perdana Berhad.                                  10,000           --
    APM Automotive Holdings Bhd                           409,100      686,001
    Asas Dunia BHD                                        100,400       47,021
    Benalec Holdings BHD                                3,659,400    1,396,552
    Berjaya Assets BHD                                    810,100      233,076
    Berjaya Corp. Bhd                                  16,012,800    2,738,091
    Berjaya Land Bhd                                    3,734,000    1,005,357
    BIMB Holdings Bhd                                   2,417,000    2,790,261
    Bintulu Port Holdings Bhd                              25,900       61,230
    BLD Plantation Bhd                                     21,400       61,938
    Bonia Corp. Bhd                                        21,400       13,304
    Boustead Heavy Industries Corp. Bhd                     2,600        1,796
    Boustead Holdings Bhd                                 999,572    1,682,648
    Bursa Malaysia Bhd                                  3,459,000    8,133,872
    Cahya Mata Sarawak Bhd                                942,500    1,035,383
    Can-One Bhd                                           316,000      255,743
    Carlsberg Brewery Malaysia Bhd Class B                903,700    4,436,176
    Carotech Berhad                                       230,650        1,516
    CB Industrial Product Holding Bhd                     948,520      779,656
    Chin Teck Plantations BHD                              33,000       97,623
*   CI Holdings Bhd                                        25,700        8,962
    Coastal Contracts Bhd                                 764,566      502,911
    CSC Steel Holdings Bhd                                564,800      228,556
    Cycle & Carriage Bintang BHD                           15,000       12,631

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
MALAYSIA -- (Continued)
    Daibochi Plastic & Packaging Industry Bhd                46,200 $   47,085
    Datuk Keramik Holdings Berhad                            24,000         --
    Daya Materials Bhd                                    1,164,400     76,659
    Dayang Enterprise Holdings Bhd                        1,068,131  1,236,245
    Dialog Group BHD                                      4,126,992  3,217,818
    Dijaya Corp. Bhd                                      1,402,800    701,586
    DRB-Hicom Bhd                                         5,663,500  4,677,303
    Dutch Lady Milk Industries BHD                          136,600  2,079,638
    Eastern & Oriental Bhd                                4,759,300  2,581,986
    ECM Libra Financial Group Bhd                           444,266     97,838
*   Elk-Desa Resources Bhd                                  134,024     55,125
    Eng Kah Corp. Bhd                                        21,890     23,027
    Evergreen Fibreboard Bhd                              1,239,400    201,686
    Faber Group BHD                                       1,294,100    643,755
    FAR East Holdings BHD                                    61,500    145,426
    Fountain View Development Berhad                        808,200         --
    Fraser & Neave Holdings Bhd                             172,700  1,035,339
    George Kent Malaysia BHD                                 34,200      9,445
    Globetronics Technology BHD                             788,060    471,475
    Glomac Bhd                                            1,856,300    573,611
*   Golden Plus Holding BHD                                 216,000         --
*   Goldis BHD                                              524,250    341,241
*   Green Packet Bhd                                        347,100     37,756
    Guan Chong Bhd                                          212,100    130,320
    Guinness Anchor Bhd                                     879,600  5,337,880
    GuocoLand Malaysia Bhd                                  810,200    287,870
    Hai-O Enterprise BHD                                    552,780    416,230
    HAP Seng Consolidated Bhd                             4,696,240  2,625,934
    Hap Seng Plantations Holdings Bhd                     1,189,900  1,059,606
    Hartalega Holdings Bhd                                1,207,300  2,079,433
    Hiap Teck Venture Bhd                                   220,800     29,755
*   HO WAH Genting BHD                                    3,176,000    230,030
    Hock Seng LEE BHD                                     1,070,416    510,189
    Hong Leong Industries Bhd                               605,900    845,815
*   Hovid Bhd                                               922,600     71,246
    Hua Yang Bhd                                            488,300    322,375
    Hunza Properties Bhd                                    399,600    220,875
    HwangDBS Malaysia BHD                                   427,200    602,400
    IGB Corp. Bhd                                         5,411,155  4,202,190
    IGB REIT                                                664,138    296,536
    IJM Land Bhd                                          2,485,300  2,105,937
    IJM Plantations Bhd                                   1,584,100  1,545,593
    Inch Kenneth Kajang Rubber                            1,045,300    314,739
    Insas Bhd                                             1,771,381    253,385
    Integrated Logistics Bhd                                260,515     81,338
    Integrax BHD                                             36,600     15,043
    Iris Corp. Bhd                                        4,377,900    230,340
*   JAKS Resources Bhd                                    1,842,000    212,228
    Jaya Tiasa Holdings BHD                               1,561,527    997,790
    JCY International Bhd                                 3,285,800    535,158
    JobStreet Corp. Bhd                                      26,700     29,020
    JT International Bhd                                    554,100  1,169,024

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
MALAYSIA -- (Continued)
    K & N Kenanga Holdings Berhad                             79,089 $       15
    K&N Kenanga Holdings BHD                               1,096,860    196,589
*   Karambunai Corp. Bhd                                   4,654,100    160,558
    Keck Seng Malaysia Bhd                                   828,150  1,287,095
    Kian JOO CAN Factory BHD                               1,664,480  1,302,393
    Kim Loong Resources Bhd                                  292,760    216,505
*   Kinsteel Bhd                                           1,888,600    183,589
    KLCC Property Holdings Bhd                               926,400  2,207,527
*   KNM Group Bhd                                          7,390,250  1,045,267
    Kossan Rubber Industries                               1,073,900  1,391,118
    KPJ Healthcare Bhd                                     3,189,750  6,371,219
    KSK Group Bhd                                          3,263,700    659,559
*   KSL Holdings BHD                                         867,966    570,910
*   KUB Malaysia BHD                                       1,353,500    166,846
    Kulim Malaysia BHD                                     1,632,000  1,921,151
*   Kumpulan Europlus Bhd                                  1,588,600    501,589
    Kumpulan Fima BHD                                        812,650    515,763
    Kumpulan Perangsang Selangor Bhd                         597,200    247,705
    Kwantas Corp. BHD                                        390,200    244,892
*   Land & General BHD                                     3,309,000    413,304
*   Landmarks BHD                                          1,099,400    341,759
    LBS Bina Group Bhd                                     1,046,400    313,544
    Lingkaran Trans Kota Holdings Bhd                        984,200  1,439,367
*   Lion Corp. Bhd                                           535,800     39,766
    Lion Industries Corp. Bhd                              2,705,400    862,666
    LPI Capital Bhd                                          104,780    475,425
    Mah Sing Group Bhd                                     3,477,987  2,594,852
    Malayan Flour Mills Bhd                                1,353,050    569,324
    Malaysia Building Society                              1,463,200  1,323,647
*   Malaysian Airline System Bhd                           5,466,900  1,223,213
    Malaysian Bulk Carriers Bhd                            1,796,800    874,816
    Malaysian Pacific Industries Bhd                         364,713    299,751
    Malaysian Resources Corp. Bhd                          9,450,949  4,387,558
    Mancon Berhad                                             12,000         --
    Masterskill Education Group Bhd                          123,600     23,595
    MBM Resources BHD                                      1,028,096  1,250,996
    Media Chinese International, Ltd.                      1,933,000    718,359
    Media Prima Bhd                                        5,047,903  3,969,201
    Mega First Corp. BHD                                     404,800    206,254
    MEMS Technology Berhad                                 1,917,000         --
    MHC Plantations Bhd                                       22,300      7,553
    MK Land Holdings BHD                                     775,500     77,648
    MKH BHD                                                  845,692    575,411
    MNRB Holdings Bhd                                        693,800    657,397
    Mudajaya Group Bhd                                     1,253,166  1,005,507
    Muhibbah Engineering M Bhd                             1,955,650    720,573
*   Mulpha International Bhd                               9,292,800  1,176,846
    Multi-Purpose Holdings BHD                             1,587,700  1,838,416
    My EG Services Bhd                                     1,961,900    538,340
    Naim Holdings Bhd                                        845,200    694,904
    NCB Holdings Bhd                                       1,147,200  1,727,362
    Nikko Electronics Berhad                                  36,600         --

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
MALAYSIA -- (Continued)
    Notion VTEC Bhd                                          558,215 $  119,218
    NTPM Holdings Bhd                                      1,203,180    187,876
    Oldtown Bhd                                              851,800    714,390
    Oriental Holdings BHD                                    204,200    656,564
    OSK Holdings BHD                                       2,666,670  1,403,574
    Padini Holdings Bhd                                    2,737,400  1,611,842
    Panasonic Manufacturing Malaysia BHD                     157,184  1,154,672
    Panglobal Berhad                                          14,000         --
    Paramount Corp. Bhd                                      310,100    152,243
    Parkson Holdings Bhd                                     755,400  1,047,587
    PBA Holdings BHD                                         274,100     75,746
    Pelikan International Corp. Bhd                          768,519    130,155
*   Perdana Petroleum Bhd                                  1,988,100    961,448
*   Perisai Petroleum Teknologi Bhd                        3,844,600  1,441,472
    Perusahaan Sadur Timah Malay                               5,000      5,093
    Pharmaniaga Bhd                                           50,200    138,770
    Pie Industrial BHD                                       140,100    213,271
    PJ Development Holdings Bhd                            1,247,700    328,144
    POS Malaysia BHD                                       2,861,100  4,093,094
    Press Metal Bhd                                          955,200    561,854
    Prime Utilities Berhad                                     3,000         --
    Protasco Bhd                                             457,600    158,097
*   Puncak Niaga Holding Bhd                                 929,120    522,029
    QL Resources Bhd                                       2,093,420  2,059,237
    RCE Capital Bhd                                        1,535,850    126,348
    Rimbunan Sawit Bhd                                     2,193,600    569,921
    Salcon Bhd                                               749,400    121,952
    Sarawak Oil Palms Bhd                                    383,260    709,238
    Sarawak Plantation Bhd                                   106,600     90,037
    Scientex BHD                                             126,062    148,396
*   Scomi Group Bhd                                        7,933,200    874,115
    SEG International BHD                                    273,500    148,377
    Selangor Dredging Bhd                                  1,118,200    277,923
    Selangor Properties Bhd                                  141,900    181,855
    Shangri-La Hotels Malaysia Bhd                           240,000    401,358
    Shell Refining Co. Federation of Malaya Bhd               30,000     83,248
    SHL Consolidated BHD                                     277,400    126,520
    Southern Acids Malaysia BHD                               41,000     35,974
    SRI Hartemas Berhad                                       65,000         --
    Star Publications Malaysia Bhd                           929,000    741,929
    Subur Tiasa Holdings Bhd                                 386,085    234,012
    Sunway Bhd                                             3,419,770  3,258,185
    Supermax Corp. Bhd                                     3,267,500  2,138,562
    Suria Capital Holdings Bhd                               672,900    336,296
    Syarikat Takaful Malaysia Bhd                            325,200    710,328
*   Symphony Life Bhd                                        689,430    200,562
    Ta Ann Holdings Bhd                                      898,108  1,030,218
    TA Enterprise Bhd                                      6,172,700  1,024,812
    TA Global Bhd                                          3,378,340    261,235
    TAHPS Group Bhd                                            4,000      6,838
    TAN Chong Motor Holdings BHD                           1,442,900  2,576,584
    Tasek Corp. Bhd                                           75,900    387,056

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
MALAYSIA -- (Continued)
    TDM BHD                                                567,000 $    817,857
*   TH Heavy Engineering Bhd                             3,459,500      494,911
    TH Plantations Bhd                                   1,328,800      958,049
    Three-A Resources BHD                                   11,100        3,634
    Time dotCom Bhd                                      1,821,888    2,379,098
    Top Glove Corp. Bhd                                  2,473,860    5,141,028
    Tradewinds Corp. Bhd                                 1,012,900      359,407
    TRC Synergy Bhd                                        155,520       26,364
    TSH Resources Bhd                                    2,017,200    1,425,598
    Uchi Technologies Bhd                                1,248,800      505,274
    Unico-Desa Plantations Bhd                           1,853,775      652,271
    Unisem M Bhd                                         3,339,090      944,205
    United Malacca Bhd                                     396,150      950,429
    United Plantations BHD                                 508,900    4,658,632
    UOA Development Bhd                                  1,890,000    1,374,999
    VS Industry Bhd                                        344,026      145,972
    Wah Seong Corp. Bhd                                  1,958,335    1,049,967
    WCT Bhd                                              4,321,940    3,411,340
    Wellcall Holdings Bhd                                   18,000       12,850
    Wing Tai Malaysia BHD                                  609,600      382,891
    WTK Holdings BHD                                     1,966,500      630,829
    Yinson Holdings BHD                                    265,200      243,385
    YNH Property Bhd                                       935,398      569,717
    YTL E-Solutions BHD                                  3,485,600      676,012
*   YTL Land & Development BHD                           1,199,200      353,164
    Zhulian Corp. Bhd                                      668,733      593,566
                                                                   ------------
TOTAL MALAYSIA                                                      193,395,801
                                                                   ------------
MEXICO -- (3.3%)
*   Alsea S.A.B. de C.V.                                 2,790,399    8,479,919
    Arca Continental S.A.B. de C.V.                      1,167,783    9,556,888
#*  Axtel S.A.B. de C.V.                                 5,791,738    1,922,264
    Banregio Grupo Financiero S.A.B. de C.V.               658,230    3,626,626
#*  Bio Pappel S.A.B. de C.V.                              407,728      743,778
#   Bolsa Mexicana de Valores S.A.B. de C.V.             2,416,799    6,604,135
#   Cia Minera Autlan S.A.B. de C.V. Series B              424,192      376,251
    Compartamos S.A.B. de C.V.                           3,957,362    6,583,490
*   Consorcio ARA S.A.B. de C.V. Series *                5,690,493    1,874,601
#   Corp. Actinver S.A.B. de C.V.                           10,600       11,593
#*  Corp. GEO S.A.B. de C.V. Series B                    3,194,830    1,107,717
*   Corp. Interamericana de Entretenimiento S.A.B. de
      C.V. Class B                                         960,372      692,065
*   Corp. Mexicana de Restaurantes S.A.B. de C.V.            1,323          501
    Corp. Moctezuma S.A.B. de C.V. Series *                858,200    2,671,649
    Corporativo Fragua S.A.B. de C.V.                            3           58
*   Corporativo GBM S.A.B. de C.V.                          26,419       17,189
#*  Desarrolladora Homex S.A.B. de C.V.                  1,235,743    1,003,469
#*  Desarrolladora Homex S.A.B. de C.V. ADR                 38,266      186,738
    Empaques Ponderosa SA de CV                            206,000           --
*   Empresas ICA S.A.B. de C.V.                          2,494,768    6,862,394
#*  Empresas ICA S.A.B. de C.V. Sponsored ADR              697,734    7,682,051
#*  Financiera Independencia S.A.B. de C.V.                215,935      101,189
#*  Genomma Lab Internacional S.A.B. de C.V. Class B     5,094,797   11,001,670

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
MEXICO -- (Continued)
*   Gruma S.A.B. de C.V. Class B                         1,548,765 $  7,690,062
*   Gruma S.A.B. de C.V. Sponsored ADR                      33,070      653,133
#*  Grupo Aeromexico S.A.B. de C.V.                        474,505      683,095
# Grupo Aeroportuario del Centro Norte S.A.B. de C.V. 944,115 3,610,906 Grupo Aeroportuario del Centro Norte S.A.B. de
      C.V. ADR                                               3,642      111,409
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR 11,942 691,203 Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                              624,635    3,617,978
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR 16,100 1,998,171 Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                              233,796    2,901,679
*   Grupo Cementos de Chihuahua S.A.B. de C.V.             822,000    3,064,653
    Grupo Comercial Chedraui S.A. de C.V.                  309,598    1,180,023
#*  Grupo Famsa S.A.B. de C.V. Class A                   1,406,033    2,798,796
#   Grupo Herdez S.A.B. de C.V. Series *                   951,756    3,464,551
    Grupo Industrial Maseca S.A.B. de C.V. Class B         578,600      968,757
    Grupo Industrial Saltillo S.A.B. de C.V.               183,833      420,889
    Grupo KUO S.A.B. de C.V. Series B                      437,160    1,089,813
    Grupo Nutrisa S.A.B. de C.V.                                88          643
#*  Grupo Pochteca S.A.B. de C.V.                          522,460    1,004,706
    Grupo Posadas S.A.B. de C.V.                           198,900      370,205
*   Grupo Qumma S.A. de C.V. Series B                      105,334           --
#*  Grupo Simec S.A.B. de C.V. Series B                    688,838    3,178,606
#*  Grupo Simec S.A.B. de C.V. Sponsored ADR                 5,180       71,070
*   Grupo Sports World S.A.B. de C.V.                      225,038      369,741
    Industrias Bachoco S.A.B. de C.V. ADR                    7,826      266,241
    Industrias Bachoco S.A.B. de C.V. Series B             316,520      897,245
#*  Industrias CH S.A.B. de C.V. Series B                1,217,718    9,810,100
*   Inmuebles Carso S.A.B. de C.V.                         340,447      339,261
    Megacable Holdings S.A.B. de C.V.                      266,533      871,007
*   OHL Mexico S.A.B. de C.V.                              115,178      356,472
#*  Promotora y Operadora de Infraestructura S.A.B. de
      C.V.                                               1,385,468   12,360,735
    Qualitas Controladora S.A.B. de C.V.                    12,200       27,621
*   Sanluis Corp. S.A.B. de C.V.                             4,642           --
*   Sanluis Corp. S.A.B. de C.V. Class B                     4,642           --
    Sanluis Rassini S.A.P.I. de C.V. Series A                3,300           --
*   Savia SA Class A                                       610,700           --
    TV Azteca S.A.B. de C.V.                             7,046,406    5,217,067
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.              2,371,991      351,629
*   Vitro S.A.B. de C.V. Series A                          736,702    1,759,498
                                                                   ------------
TOTAL MEXICO                                                        143,303,200
                                                                   ------------
PHILIPPINES -- (1.7%)
    A Soriano Corp.                                      3,430,211      575,801
    Aboitiz Equity Ventures, Inc.                        1,329,270    1,841,628
    Alsons Consolidated Resources, Inc.                  3,647,000      125,138
    Atlas Consolidated Mining & Development              3,034,900    1,531,590
*   Belle Corp.                                         18,910,900    2,977,199
    Cebu Air, Inc.                                         981,420    1,943,224
    Cebu Holdings, Inc.                                  3,291,900      507,052
    China Banking Corp.                                    472,790      793,643
    COL Financial Group, Inc.                              110,400       54,889
    EEI Corp.                                            1,320,500      464,679
*   Empire East Land Holdings, Inc.                     20,479,000      558,159

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES      VALUE++
                                                        ----------- -----------
PHILIPPINES -- (Continued)
    Filinvest Development Corp.                           3,314,322 $   514,478
    Filinvest Land, Inc.                                 72,127,577   3,579,426
*   First Gen Corp.                                       5,215,900   2,859,065
    First Philippine Holdings Corp.                       1,527,600   3,971,631
*   Ginebra San Miguel, Inc.                                771,000     285,880
*   Global-Estate Resorts, Inc.                          10,262,000     635,827
    House of Investments, Inc.                              100,000      18,853
    International Container Terminal Services, Inc.           4,358       9,745
    Jollibee Foods Corp.                                    702,908   2,195,732
    Lafarge Republic, Inc.                                2,327,882     615,000
    Leisure & Resorts World Corp.                           714,300     149,273
*   Lepanto Consolidated Mining                          27,254,000     636,744
    Lopez Holdings Corp.                                  9,190,900   1,561,779
    Macroasia Corp.                                         447,500      28,425
*   Manila Mining Corp.                                 144,762,500     207,704
    Manila Water Co., Inc.                                3,290,900   3,195,651
    Megawide Construction Corp.                             283,900     150,463
    Megaworld Corp.                                      32,472,000   3,278,724
    Metro Pacific Corp. Series A                          1,827,193          --
    Metro Pacific Investments Corp.                       7,805,000   1,155,265
*   Pepsi-Cola Products Philippines, Inc.                 5,159,500     780,910
*   Philex Petroleum Corp.                                  337,200     220,515
*   Philippine Bank of Communications                        58,904      25,044
*   Philippine National Bank                              1,243,335   3,476,560
*   Philippine National Construction Corp.                  173,000      20,595
    Philippine Savings Bank                                 356,863   1,239,197
    Philippine Stock Exchange, Inc.                          86,660   1,010,993
    Philippine Townships, Inc.                              318,732      36,783
    Philodrill Corp.                                    274,300,000     280,244
    Philtown Properties, Inc.                               111,562       4,174
    Philweb Corp.                                         2,631,940     908,247
    Phinma Corp.                                            135,549      49,451
    Phoenix Petroleum Philippines, Inc.                     464,600     109,646
    RFM Corp.                                             8,590,268   1,187,532
    Rizal Commercial Banking Corp.                        1,270,530   2,284,996
    Robinsons Land Corp.                                  7,630,305   4,770,338
    San Miguel Pure Foods Co., Inc.                          10,570      75,295
    Security Bank Corp.                                     984,610   4,720,047
    Semirara Mining Corp.                                   364,960   2,661,686
    Shang Properties, Inc.                                1,759,970     164,151
    SM Development Corp.                                 17,568,317   3,629,534
    Trans-Asia Oil & Energy Development                   9,537,000     651,640
    Union Bank Of Philippines                               680,780   2,408,175
    Universal Rightfield Property Holdings, Inc.          1,062,000          --
    Universal Robina Corp.                                1,983,285   5,724,494
    Vista Land & Lifescapes, Inc.                        15,278,600   2,438,968
                                                                    -----------
TOTAL PHILIPPINES                                                    75,301,882
                                                                    -----------
POLAND -- (1.5%)
    Action SA                                                 2,396      21,975
    Agora SA                                                260,834     513,585
*   Alchemia SA                                             292,351     362,395

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
POLAND -- (Continued)
*   AmRest Holdings SE                                        55,292 $1,421,492
    Apator SA                                                 47,544    436,483
    Asseco Poland SA                                         493,667  6,700,359
    Atende SA                                                 48,292     22,247
*   ATM SA                                                    64,541    240,731
*   Bank Millennium SA                                        44,376     67,816
    Bank Zachodni WBK SA                                       6,326    526,629
*   Bioton SA                                             12,897,347    163,265
*   Boryszew SA                                            8,964,449  1,278,871
    Budimex SA                                                62,222  1,523,834
    CCC SA                                                    73,100  1,689,475
*   CD Projekt Red SA                                        621,575  1,486,558
*   Ciech SA                                                 226,599  1,572,921
*   Cinema City International NV                              49,196    407,587
*   City Interactive SA                                       35,681    237,313
    ComArch SA                                                 2,740     72,810
*   Cyfrowy Polsat SA                                            682      3,605
    Dom Development SA                                         4,673     48,790
*   Dom Maklerski IDMSA                                        5,823        241
    Elektrobudowa SA                                           8,568    335,767
    Emperia Holding SA                                        54,837    952,547
    Enea SA                                                    5,850     24,079
    Eurocash SA                                              162,592  2,931,815
    Fabryki Mebli Forte SA                                    48,823    248,118
*   Famur SA                                                 301,523    439,414
*   Farmacol SA                                               50,868    818,900
    Firma Oponiarska Debica SA                                29,862    624,538
    Getin Holding SA                                       2,047,166  1,447,378
*   Getin Noble Bank SA                                    1,237,554    615,949
    Grupa Azoty SA                                            98,018  1,890,405
    Grupa Kety SA                                             39,997  1,783,776
*   Grupa Lotos SA                                           461,187  5,555,249
*   Hawe SA                                                  339,158    307,696
*   Impexmetal SA                                            605,486    398,182
    Inter Cars SA                                             14,871    460,756
*   Kernel Holding SA                                        120,902  2,195,740
    Koelner SA                                                   800      1,553
*   Kopex SA                                                 154,843    545,196
*   LC Corp. SA                                                9,839      3,778
*   Lentex SA                                                121,070    169,081
    LPP SA                                                     1,867  3,781,003
    Lubelski Wegiel Bogdanka SA                              223,114  8,292,032
*   MCI Management SA                                        110,438    244,706
*   MNI SA                                                    10,305      4,473
*   Mostostal Warszawa SA                                     37,200     33,759
*   Netia SA                                               1,524,709  2,028,361
    Neuca SA                                                   2,902    128,751
    Orbis SA                                                 130,535  1,439,302
    Pelion SA                                                 36,473    674,483
*   Petrolinvest SA                                        1,030,061    257,882
*   Pfleiderer Grajewo SA                                     22,957    107,944
*   Polimex-Mostostal SA                                   3,093,494    274,168

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
POLAND -- (Continued)
*   Polnord SA                                               82,390 $   123,235
*   Polski Koncern Miesny Duda SA                           719,202     136,922
*   PZ Cormay SA                                            127,190     458,958
*   Qumak SA                                                    894       3,451
*   Rafako SA                                               236,205     224,193
*   Rovese SA                                             1,699,418     770,704
*   Stalexport Autostrady SA                                109,683      58,697
*   Stalprodukt SA                                            8,713     443,783
*   Sygnity SA                                               52,622     236,845
    Synthos SA                                              898,855   1,340,744
    TVN SA                                                1,203,169   3,314,922
    Warsaw Stock Exchange                                   123,198   1,474,333
    Zaklady Chemiczne Police SA                              52,441     349,050
    Zaklady Tluszczowe Kruszwica SA                           2,811      28,423
                                                                    -----------
TOTAL POLAND                                                         66,780,023
                                                                    -----------
SOUTH AFRICA -- (7.0%)
    Acucap Properties, Ltd.                                 184,773   1,080,876
    Adcock Ingram Holdings, Ltd.                            945,633   6,436,922
    Adcorp Holdings, Ltd.                                   340,465   1,092,735
    Advtech, Ltd.                                         1,585,822   1,168,374
    Aeci, Ltd.                                              641,136   7,175,660
    Afgri, Ltd.                                           1,539,432     836,179
#   African Oxygen, Ltd.                                    839,025   1,935,574
*   AG Industries, Ltd.                                  32,496,618          --
    Allied Electronics Corp., Ltd.                          194,270     451,248
    Allied Technologies, Ltd.                               207,850     742,302
*   ArcelorMittal South Africa, Ltd.                        386,887     994,210
    Argent Industrial, Ltd.                                  37,236      24,071
#   Astral Foods, Ltd.                                      211,403   2,223,649
    Aveng, Ltd.                                           2,442,089   8,029,548
    AVI, Ltd.                                             1,906,582  11,470,062
    Barloworld, Ltd.                                        944,679   9,902,712
*   Basil Read Holdings, Ltd.                               315,479     385,951
    Bell Equipment, Ltd.                                    158,539     411,491
    Blue Label Telecoms, Ltd.                             2,468,542   2,122,004
*   Brait SE                                                647,373   2,646,107
    Business Connexion Group, Ltd.                        1,486,408     893,329
#   Capitec Bank Holdings, Ltd.                             186,504   4,542,726
    Cashbuild, Ltd.                                         140,684   2,034,614
    Caxton and CTP Publishers and Printers, Ltd.             36,508      70,590
    Cipla Medpro South Africa, Ltd.                       2,522,357   2,641,235
    City Lodge Hotels, Ltd.                                 214,904   3,066,069
    Clicks Group, Ltd.                                    1,911,109  12,190,178
    Clover Industries, Ltd.                                 481,058     952,900
*   Consolidated Infrastructure Group, Ltd.                  20,853      42,306
    Coronation Fund Managers, Ltd.                        1,600,756   9,584,326
    Corpgro, Ltd.                                           241,136          --
    Cullinan Holdings, Ltd.                                 326,748      50,977
    Datacentrix Holdings, Ltd.                              642,400     248,451
    DataTec, Ltd.                                         1,200,012   6,759,478
    Delta EMD, Ltd.                                          61,447      40,088

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH AFRICA -- (Continued)
    Distell Group, Ltd.                                     283,884 $ 4,017,982
*   Distribution and Warehousing Network, Ltd.              258,997     229,523
    DRDGOLD, Ltd.                                         2,607,148   1,752,560
    ElementOne, Ltd                                         325,845     322,359
    EOH Holdings, Ltd.                                      615,933   3,395,673
    Eqstra Holdings, Ltd.                                 1,214,826     841,097
*   Evraz Highveld Steel and Vanadium, Ltd.                 147,184     287,208
    Famous Brands, Ltd.                                     258,380   2,512,864
*   Gijima Group, Ltd.                                    2,658,730      26,556
    Grand Parade Investments, Ltd.                            2,106         842
    Grindrod, Ltd.                                        2,588,427   5,424,194
    Group Five, Ltd.                                        581,840   2,204,708
    Harmony Gold Mining Co., Ltd. Sponsored ADR               2,796      14,344
    Holdsport, Ltd.                                          48,631     241,409
    Hudaco Industries, Ltd.                                 220,299   2,164,743
*   Hulamin, Ltd.                                           444,982     238,938
    Iliad Africa, Ltd.                                      300,748     166,745
    Illovo Sugar, Ltd.                                    1,609,268   6,215,628
    JCI, Ltd.                                             3,131,151          --
    JD Group, Ltd.                                          983,807   3,628,728
    JSE, Ltd.                                               567,124   4,850,484
    Kagiso Media, Ltd.                                      135,359     325,959
    KAP Industrial Holdings, Ltd.                         1,880,186     621,964
    Lewis Group, Ltd.                                       581,229   3,821,978
*   Litha Healthcare Group, Ltd.                             46,892      18,887
    Mediclinic International, Ltd.                          268,365   1,946,455
*   Merafe Resources, Ltd.                                6,872,358     581,530
    Metair Investments, Ltd.                                716,867   2,674,935
    Mpact, Ltd.                                             536,486   1,432,085
    Mr Price Group, Ltd.                                    122,130   1,757,206
*   Murray & Roberts Holdings, Ltd.                       3,176,473   7,784,333
    Mustek, Ltd.                                            784,364     511,201
*   Mvelaserve, Ltd.                                        144,333     132,906
    Nampak, Ltd.                                          3,859,288  14,189,995
    Netcare, Ltd.                                           162,568     369,447
*   Northam Platinum, Ltd.                                1,381,084   5,134,194
    Nu-World Holdings, Ltd.                                  28,894      61,153
    Oceana Group, Ltd.                                      236,995   2,116,284
    Octodec Investments, Ltd.                                10,288      29,273
    Omnia Holdings, Ltd.                                    409,042   7,191,668
*   Palabora Mining Co., Ltd.                                92,740   1,102,667
    Peregrine Holdings, Ltd.                                633,151     790,505
    Petmin, Ltd.                                          1,215,428     297,822
    Pick n Pay Stores, Ltd.                                   2,033       9,637
#   Pinnacle Technology Holdings, Ltd.                      851,976   2,090,456
    Pioneer Foods, Ltd.                                     472,917   4,088,737
    PPC, Ltd.                                             3,063,900  11,213,817
    Premium Properties, Ltd.                                 34,094      81,478
    PSG Group, Ltd.                                         742,484   5,465,440
    Rainbow Chicken, Ltd.                                   403,580     692,904
    Raubex Group, Ltd.                                      538,870   1,120,008
    Redefine Properties International, Ltd.                 353,155     216,206

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
SOUTH AFRICA -- (Continued)
    Resilient Property Income Fund, Ltd.                 1,225,038 $  8,098,156
    Reunert, Ltd.                                        1,055,952    9,191,126
*   Royal Bafokeng Platinum, Ltd.                          209,129    1,274,630
    Santam, Ltd.                                           126,274    2,479,410
*   Sappi, Ltd.                                          3,763,365   11,311,683
*   Sentula Mining, Ltd.                                 1,367,857      206,957
    Spar Group, Ltd. (The)                                 780,271   10,303,650
    Spur Corp., Ltd.                                       500,313    1,685,879
    Stefanutti Stocks Holdings, Ltd.                       485,682      471,566
    Sun International, Ltd.                                621,160    7,551,293
*   Super Group, Ltd.                                    2,066,688    5,556,003
*   Telkom SA SOC, Ltd.                                  1,372,914    1,960,308
*   Times Media Group, Ltd.                                 85,496      159,191
    Tongaat Hulett, Ltd.                                   732,582   10,645,232
*   Trans Hex Group, Ltd.                                   54,392       19,787
    Trencor, Ltd.                                          820,060    5,809,035
    Tsogo Sun Holdings, Ltd.                                57,655      164,007
    Value Group, Ltd.                                      363,719      206,685
    Village Main Reef, Ltd.                                163,218       12,199
    Vukile Property Fund, Ltd.                              85,171      187,254
*   Wesizwe                                                188,468        9,024
    Wilson Bayly Holmes-Ovcon, Ltd.                        356,577    6,143,828
    Zeder Investments, Ltd.                              2,159,280      926,043
                                                                   ------------
TOTAL SOUTH AFRICA                                                  303,027,603
                                                                   ------------
SOUTH KOREA -- (14.1%)
#*  3S Korea Co., Ltd.                                     204,700    1,348,006
#*  Actoz Soft Co., Ltd.                                    20,975    1,130,558
*   Advanced Nano Products Co., Ltd.                         3,925       74,986
#*  Advanced Process Systems Corp.                          89,895    1,101,474
#   Aekyung Petrochemical Co., Ltd.                          6,167      313,788
#   AfreecaTV Co., Ltd.                                     44,376      457,729
#   Agabang&Company                                        106,822      603,487
#   Ahnlab, Inc.                                            19,508    1,026,975
#   AK Holdings, Inc.                                       12,678      303,832
#*  Aminologics Co., Ltd.                                  174,250      201,049
    AMOREPACIFIC Group                                       4,842    1,838,479
    Anapass, Inc.                                           37,905      511,926
#   Asia Cement Co., Ltd.                                   12,545      811,742
    Asia Paper Manufacturing Co., Ltd.                      19,360      418,147
*   Asiana Airlines, Inc.                                  493,070    2,344,807
#   AtlasBX Co., Ltd.                                       35,973    1,275,131
*   AUK Corp.                                              199,140      394,141
#   Autech Corp.                                            45,433      367,889
*   Avaco Co., Ltd.                                         44,746      285,270
#   Baiksan Co., Ltd.                                       46,350      307,447
#*  Basic House Co., Ltd. (The)                             35,470      659,696
#*  BH Co., Ltd.                                            57,838      732,948
#   BHI Co., Ltd.                                           21,588      458,244
#   Binggrae Co., Ltd.                                      26,150    3,255,095
#   Bioland, Ltd.                                           43,535      716,680
    Biospace Co., Ltd.                                      48,097      324,215

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#*  Biotoxtech Co., Ltd.                                      17,509 $  148,231
    Bongshin Co., Ltd.                                            64         --
    Bookook Securities Co., Ltd.                               7,410    106,657
#*  Boryung Medience Co., Ltd.                                28,098    200,158
#   Boryung Pharmaceutical Co., Ltd.                          19,869    550,173
    BS Financial Group, Inc.                                 442,810  5,838,867
#   Bukwang Pharmaceutical Co., Ltd.                          77,638  1,161,330
    Busan City Gas Co., Ltd.                                  31,950    830,021
    BYC Co., Ltd.                                                710    141,079
    Byucksan Corp.                                           139,530    244,534
#*  CammSys Corp.                                            101,305    331,579
#   Capro Corp.                                              119,710  1,111,948
#*  Celltrion Pharm, Inc.                                     52,300    581,501
#*  Chabio & Diostech Co., Ltd.                              205,282  2,389,750
#*  Charm Engineering Co., Ltd.                               42,800    104,154
*   Cheil Worldwide, Inc.                                    291,595  7,208,888
#   Chemtronics Co., Ltd.                                     35,785    822,757
#*  Chin Hung International, Inc.                            210,531    248,822
*   China Great Star International, Ltd.                     231,132    296,252
#*  China Ocean Resources Co., Ltd.                          272,280    767,894
#*  Choa Pharmaceutical Co.                                  119,730    462,648
    Chong Kun Dang Pharm Corp.                                47,332  2,636,580
#   Choong Ang Vaccine Laboratory                             16,852    197,658
    Chosun Refractories Co., Ltd.                              2,777    189,161
#   Chungdahm Learning, Inc.                                  17,619    228,275
#   CJ CGV Co., Ltd.                                          60,100  3,074,532
    CJ Corp.                                                  42,706  5,611,703
*   CJ E&M Corp.                                              94,096  3,183,463
#*  CJ Korea Express Co., Ltd.                                28,793  2,775,231
#*  CJ Seafood Corp.                                          91,710    251,010
    CKD Bio Corp.                                              3,950     65,352
#*  CNK International Co., Ltd.                               75,346    317,518
#*  Com2uSCorp                                                29,007  1,350,560
#   Cosmax, Inc.                                              49,340  2,485,406
#*  CosmoAM&T Co., Ltd.                                       20,020    103,833
#*  Cosmochemical Co., Ltd.                                   47,000    299,353
    Coway Co., Ltd.                                           89,591  4,540,346
    Credu Corp.                                               11,472    446,159
#   Crown Confectionery Co., Ltd.                              3,089    776,052
#*  CrucialTec Co., Ltd.                                      85,527  1,104,802
#*  CTC BIO, Inc.                                             69,173  2,104,724
#*  D.I Corp.                                                116,670    976,482
    D.ID Corp.                                                56,324    408,908
#   Dae Dong Industrial Co., Ltd.                             56,620    308,422
    Dae Han Flour Mills Co., Ltd.                              5,340    786,206
#   Dae Won Kang Up Co., Ltd.                                113,914    848,141
#*  Dae Young Packaging Co., Ltd.                            329,600    319,234
#   Dae-Il Corp.                                              45,790    169,702
#*  Daea TI Co., Ltd.                                        304,300    478,386
#   Daechang Co., Ltd.                                       311,170    378,319
#   Daeduck Electronics Co.                                  159,467  1,761,189
#   Daeduck GDS Co., Ltd.                                     92,186  1,874,850

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#   Daegu Department Store                                    39,730 $  494,419
#   Daehan Steel Co., Ltd.                                    60,820    387,836
#   Daehwa Pharmaceutical Co., Ltd.                           53,474    354,587
    Daekyo Co., Ltd.                                          72,780    517,041
#*  Daekyung Machinery & Engineering Co., Ltd.               139,260    242,218
    Daelim Trading Co., Ltd.                                  16,050     58,315
#   Daesang Corp.                                            100,230  3,869,108
    Daesang Holdings Co., Ltd.                                67,192    540,018
    Daesung Holdings Co., Ltd.                                18,044    149,618
#   Daewon Pharmaceutical Co., Ltd.                           51,887    601,359
    Daewon San Up Co., Ltd.                                   14,815     99,713
    Daewoong Co., Ltd.                                         3,617    101,827
    Daewoong Pharmaceutical Co., Ltd.                         23,242  1,553,956
*   Dahaam E-Tec Co., Ltd.                                     2,100     34,323
    Daishin Securities Co., Ltd.                             203,170  1,726,213
#*  Danal Co., Ltd.                                           82,946    993,448
#   Daou Data Corp.                                           28,962    127,133
#   Daou Technology, Inc.                                    167,950  3,060,904
#*  Dasan Networks, Inc.                                      79,038    411,493
#   Daum Communications Corp.                                 55,806  4,562,011
#   Dayou Automotive Seat Technology Co., Ltd.               315,450    371,635
    DGB Financial Group, Inc.                                669,413  9,371,728
#   Digital Power Communications Co., Ltd.                    50,540    174,627
#*  Digitech Systems Co., Ltd.                                68,918    601,744
#*  DIO Corp.                                                 66,510    708,099
    Dong Ah Tire & Rubber Co., Ltd.                           23,935    395,673
*   Dong Yang Gang Chul Co., Ltd.                            135,820    320,306
#   Dong-A Socio Holdings Co., Ltd.                           12,075  1,371,278
#*  Dong-A ST Co., Ltd.                                       20,452  2,767,046
#   Dong-Ah Geological Engineering Co., Ltd.                  30,200    319,902
    Dong-Il Corp.                                              3,283    160,669
#   Dongaone Co., Ltd.                                       126,490    420,640
    Dongbang Agro Co.                                         14,680     83,325
#   Dongbang Transport Logistics Co., Ltd.                    97,620    253,989
#   Dongbu CNI Co., Ltd.                                      20,210    108,913
#*  Dongbu Corp.                                              41,240    153,078
#*  Dongbu HiTek Co., Ltd.                                   135,273    734,711
    Dongbu Securities Co., Ltd.                              129,391    460,643
*   Dongbu Steel Co., Ltd.                                   127,656    351,966
    Dongil Industries Co., Ltd.                                4,963    274,911
#   Dongjin Semichem Co., Ltd.                               133,403    569,970
#*  Dongkook Industrial Co., Ltd.                             91,680    346,051
#   DongKook Pharmaceutical Co., Ltd.                         16,245    584,559
#   Dongkuk Steel Mill Co., Ltd.                             198,280  2,074,903
    DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.               95,369    368,543
#   Dongsung Chemical Co., Ltd.                                8,700    289,998
#   Dongsung Holdings Co., Ltd.                               82,800    568,535
#   Dongsung Pharmaceutical Co., Ltd.                         75,690    440,268
#   Dongwha Pharm Co., Ltd.                                  102,730    629,759
#   Dongwon F&B Co., Ltd.                                      6,814    840,961
    Dongwon Industries Co., Ltd.                               5,862  2,017,634
*   Dongwon Systems Corp.                                     13,051    110,348

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
    Dongyang Mechatronics Corp.                              125,881 $1,328,726
#*  Doosan Engine Co., Ltd.                                   90,460    710,142
*   Doosan Engineering & Construction Co., Ltd.              261,796    585,244
#   Dragonfly GF Co., Ltd.                                    32,142    368,357
#   DRB Holding Co., Ltd.                                     25,966    190,727
    DRB Industrial Co., Ltd.                                  25,895    176,181
#*  Duksan Hi-Metal Co., Ltd.                                 63,992  1,589,174
#   DuzonBIzon Co., Ltd.                                     107,810  1,494,227
#   e-LITECOM Co., Ltd.                                       34,066    538,799
    E1 Corp.                                                  13,674  1,007,135
#   Easy Bio, Inc.                                           180,267    960,335
#*  Ecopro Co., Ltd.                                          49,386    411,266
#   EG Corp.                                                  31,653    804,553
#*  ELK Corp.                                                 54,433    860,745
    EMKOREA Co., Ltd.                                         15,543     95,384
#   ENF Technology Co., Ltd.                                  41,230    492,887
#   Estechpharma Co., Ltd.                                    35,736    689,150
#*  ESTsoft Corp.                                             15,987    381,223
    Eugene Corp.                                             138,637    448,897
*   Eugene Investment & Securities Co., Ltd.                 265,113    594,183
#   Eugene Technology Co., Ltd.                               70,755  1,459,673
#   Fila Korea, Ltd.                                          46,332  3,002,611
#*  Finetex EnE, Inc.                                        116,862    328,552
#   Firstec Co., Ltd.                                        164,190    307,178
#*  Flexcom, Inc.                                             42,701    852,186
#*  Foosung Co., Ltd.                                        276,549  1,137,636
    Fursys, Inc.                                              14,315    347,187
*   Gamevil, Inc.                                             17,555  1,675,186
#   Gaon Cable Co., Ltd.                                      10,754    220,619
*   Genexine Co., Ltd.                                         4,443     74,396
#*  Genic Co., Ltd.                                           18,842    469,856
    GIIR, Inc.                                                10,990     85,039
    Global & Yuasa Battery Co., Ltd.                          28,740  1,420,624
#*  GNCO Co., Ltd.                                           206,634    419,816
    Golfzon Co., Ltd.                                         17,975  1,089,109
#   Grand Korea Leisure Co., Ltd.                            150,160  4,669,134
*   Green Cross Cell Corp.                                    32,772     99,241
    Green Cross Corp.                                         24,512  3,365,307
    Green Cross Holdings Corp.                                96,840  1,505,569
*   Green Non-Life Insurance Co., Ltd.                        22,357         --
#   GS Global Corp.                                           64,716    652,877
#   Gwangju Shinsegae Co., Ltd.                                3,400    809,009
#   Haesung Industrial Co., Ltd.                              10,433    334,639
#   Halla Engineering & Construction Corp.                    86,412    463,781
    Halla Visteon Climate Control Corp.                       73,370  1,985,340
#   Han Kuk Carbon Co., Ltd.                                 138,853  1,083,574
#*  Hanall Biopharma Co., Ltd.                               131,998    923,332
#   Handok Pharmaceuticals Co., Ltd.                          29,260    501,626
#   Handsome Co., Ltd.                                        69,759  2,089,299
    Hanil Cement Co., Ltd.                                    20,147    932,257
#   Hanil E-Wha Co., Ltd.                                    111,930  1,354,671
#*  Hanjin Heavy Industries & Construction Co., Ltd.         246,672  1,787,822

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#   Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd.                                                    66,020 $  396,069
#*  Hanjin P&C Co., Ltd.                                     110,818    151,563
#*  Hanjin Shipping Co., Ltd.                                453,678  3,405,209
*   Hanjin Shipping Holdings Co., Ltd.                        64,964    289,633
#   Hanjin Transportation Co., Ltd.                           48,021    988,638
#   Hankook Shell Oil Co., Ltd.                                3,445  1,176,710
*   Hankuk Glass Industries, Inc.                             11,460    197,824
    Hankuk Paper Manufacturing Co., Ltd.                      11,500    289,604
#*  Hanmi Pharm Co., Ltd.                                     24,178  3,572,017
#*  Hanmi Science Co., Ltd.                                   79,441    926,483
#   Hanmi Semiconductor Co., Ltd.                             53,050    470,209
#   Hansae Co., Ltd.                                          15,016    249,911
#   Hansae Yes24 Holdings Co., Ltd.                           41,600    317,487
#   Hansol Chemical Co., Ltd.                                 48,160  1,211,744
    Hansol CSN                                               205,620    711,496
#*  Hansol HomeDeco Co., Ltd.                                276,470    336,457
    Hansol Paper Co.                                         203,390  2,714,116
#*  Hansol Technics Co., Ltd.                                 84,689  2,045,022
#   Hanssem Co., Ltd.                                         49,360  1,188,469
    Hanwha Corp.                                             148,570  4,211,410
*   Hanwha General Insurance Co., Ltd.                        87,008    407,218
    Hanwha Investment & Securities Co., Ltd.                 309,881  1,124,486
    Hanwha Timeworld Co., Ltd.                                 8,190    240,673
    Hanyang Securities Co., Ltd.                              15,710     88,473
#   Heung-A Shipping Co., Ltd.                               385,000    632,311
*   Heungkuk Fire & Marine Insurance Co., Ltd.                74,867    320,527
    Hite Jinro Co., Ltd.                                     133,008  3,895,439
#   Hitejinro Holdings Co., Ltd.                              36,750    490,624
    HMC Investment Securities Co., Ltd.                       90,880  1,017,471
*   HNK Machine Tool Co., Ltd.                                 5,524     54,255
#   Hotel Shilla Co., Ltd.                                   161,958  8,571,748
#   Huchems Fine Chemical Corp.                              108,078  2,258,332
#*  Hunus, Inc.                                               20,753     70,389
#   Huons Co., Ltd.                                           29,809    600,179
#   Husteel Co., Ltd.                                         19,550    456,318
#   Huvitz Co., Ltd.                                          23,768    480,113
#   Hwa Shin Co., Ltd.                                        87,220    967,922
    Hwacheon Machine Tool Co., Ltd.                            4,979    212,711
#   Hy-Lok Corp.                                              39,193    801,851
    Hyosung Corp.                                            121,019  6,098,933
#*  Hyundai BNG Steel Co., Ltd.                               51,160    553,782
    Hyundai Corp.                                             58,941  1,388,254
#   Hyundai Development Co.                                  299,750  6,164,634
#*  Hyundai Elevator Co., Ltd.                                34,951  2,586,610
#   Hyundai Engineering Plastics Co., Ltd.                    83,610    501,900
    Hyundai Greenfood Co., Ltd.                              232,990  3,757,663
    Hyundai Home Shopping Network Corp.                       27,099  3,745,270
    Hyundai Hy Communications & Networks Co., Ltd.           109,830    592,249
    Hyundai Marine & Fire Insurance Co., Ltd.                196,780  5,543,874
#*  Hyundai Merchant Marine Co., Ltd.                         34,810    324,297
    Hyundai Mipo Dockyard                                      2,711    266,499
    Hyundai Securities Co., Ltd.                             590,660  4,111,937

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#   Hyunjin Materials Co., Ltd.                               65,164 $  365,082
#*  ICD Co., Ltd.                                             58,440    747,269
#*  IHQ, Inc.                                                143,580    351,797
    Il Dong Pharmaceutical Co., Ltd.                          46,965    547,734
    Iljin Display Co., Ltd.                                   75,778  1,505,535
#   Iljin Electric Co., Ltd.                                  81,849    283,616
#*  Iljin Materials Co., Ltd.                                 66,150    640,534
#   Ilshin Spinning Co., Ltd.                                  6,457    584,463
    Ilsung Pharmaceuticals Co., Ltd.                           2,864    204,771
*   Ilyang Pharmaceutical Co., Ltd.                           56,668  1,906,266
#   IM Co., Ltd.                                              65,996    405,644
#   iMarketKorea, Inc.                                        77,670  1,860,576
#   iMBC Co., Ltd.                                            51,282    270,843
#*  Infinitt Healthcare Co., Ltd.                             65,346    664,960
#*  Infopia Co., Ltd.                                         39,427    730,824
#*  Infraware, Inc.                                           76,905    968,700
#*  InkTec Co., Ltd.                                          30,071    905,226
    InnoWireless, Inc.                                        21,995    341,166
#*  Innox Corp.                                               32,710    944,485
#*  Interflex Co., Ltd.                                       32,532  1,372,850
    Intergis Co., Ltd.                                         5,610     40,967
    Interojo Co., Ltd.                                        34,343    533,994
#   Interpark Corp.                                          155,486  1,244,149
    INTOPS Co., Ltd.                                          34,086    998,648
    Inzi Controls Co., Ltd.                                   45,990    279,434
    INZI Display Co., Ltd.                                   129,214    333,257
#*  IS Dongseo Co., Ltd.                                      52,132    597,435
#   ISU Chemical Co., Ltd.                                    57,600  1,021,712
#*  IsuPetasys Co., Ltd.                                     140,580    880,381
#   Jahwa Electronics Co., Ltd.                               49,810  1,272,596
#   JCEntertainment Corp.                                     33,920    493,916
#   Jeil Pharmaceutical Co.                                   28,520    432,434
    Jeonbuk Bank                                             301,249  1,655,400
#   Jinsung T.E.C.                                            70,489    447,356
#   JNK Heaters Co., Ltd.                                     11,537    108,076
#*  Joymax Co., Ltd.                                          21,192    959,131
*   JVM Co., Ltd.                                             15,235    792,277
#   JW Holdings Co., Ltd.                                    167,258    384,369
#   JW Pharmaceutical Corp.                                   41,681    696,612
#*  JYP Entertainment Corp.                                  107,208    484,985
#   KC Cottrell Co., Ltd.                                     28,203    367,828
#   KC Tech Co., Ltd.                                        123,092    596,691
    KCO Energy, Inc.                                             120         --
#   KCP Co., Ltd.                                             33,708    459,499
*   Keangnam Enterprises, Ltd.                                 5,833     28,044
#*  KEC Corp.                                                414,250     94,225
#   KEPCO Plant Service & Engineering Co., Ltd.               36,128  1,866,160
    Keyang Electric Machinery Co., Ltd.                       66,240    151,141
#*  Keystone Global                                           96,405    124,978
    KG Chemical Corp.                                         12,790    198,268
#   Kginicis Co., Ltd.                                        48,564    780,340
#   KGMobilians Co., Ltd.                                     50,860    758,715

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
#*  KH Vatec Co., Ltd.                                        52,024 $1,093,274
    KISCO Corp.                                               18,970    490,941
    KISCO Holdings Co., Ltd.                                   2,292     94,424
    Kishin Corp.                                              49,420    338,624
    KISWIRE, Ltd.                                             25,959    865,512
#   KIWOOM Securities Co., Ltd.                               60,791  3,731,434
*   KMH Co., Ltd.                                              4,985     48,229
#*  Koentec Co., Ltd.                                        194,086    390,524
#   Koh Young Technology, Inc.                                42,489  1,322,417
#   Kolao Holdings                                            68,653  1,871,762
#   Kolon Corp.                                               34,739    836,726
#*  Kolon Global Corp.                                       174,260    603,670
    Kolon Industries, Inc.                                    85,903  3,982,394
    Kolon Life Science, Inc.                                   7,859    591,279
#*  Komipharm International Co., Ltd.                        145,184  1,091,660
    KONA I Co., Ltd.                                          33,794    866,810
    Kook Je Electric Korea Co., Ltd.                          13,859    223,361
    Korea Airport Service Co., Ltd.                            5,490    132,765
    Korea Cast Iron Pipe Industries Co., Ltd.                  8,530     28,505
#*  Korea Circuit Co., Ltd.                                   39,170    753,782
#   Korea District Heating Corp.                              15,021  1,458,390
    Korea Electric Terminal Co., Ltd.                         28,750    892,298
    Korea Export Packaging Industrial Co., Ltd.                3,990     96,745
*   Korea Flange Co., Ltd.                                     1,140     13,411
#*  Korea Info & Comm                                         56,303    230,861
    Korea Investment Holdings Co., Ltd.                      175,310  7,388,643
#*  Korea Kolmar Co., Ltd.                                    58,990  1,756,674
#   Korea Kolmar Holdings Co., Ltd.                           31,893    487,324
*   Korea Petrochemical Ind Co., Ltd.                         14,789    574,385
*   Korea Real Estate Investment Trust Co.                   410,087    619,278
#   Korea United Pharm, Inc.                                  49,100    735,516
    Korean Reinsurance Co.                                   398,077  3,906,987
#   Kortek Corp.                                              42,574    494,909
    KPF                                                       42,149    374,278
    KPX Chemical Co., Ltd.                                     6,479    364,203
#*  KPX Fine Chemical Co., Ltd.                                3,376     63,507
*   KSCB Co., Ltd.                                            10,428     66,326
    KT Skylife Co., Ltd.                                      52,920  2,047,281
*   KTB Investment & Securities Co., Ltd.                    279,130    950,866
    Kukdo Chemical Co., Ltd.                                  18,632    907,762
#   Kumho Electric Co., Ltd.                                  18,040    502,861
#*  Kumho Industrial Co., Ltd.                                28,638    262,850
#*  Kumho Tire Co., Inc.                                     277,399  2,990,592
#*  Kun Wha Pharmaceutical Co., Ltd.                           7,580    143,809
    Kunsul Chemical Industrial Co., Ltd.                      11,770    290,383
#   Kwang Dong Pharmaceutical Co., Ltd.                      175,807  1,114,791
#*  Kwang Myung Electric Engineering Co., Ltd.               192,960    443,095
#*  Kyeryong Construction Industrial Co., Ltd.                16,350    131,852
    Kyobo Securities Co.                                      98,440    450,387
#   Kyung Dong Navien Co., Ltd.                               28,750    407,808
#   Kyung-In Synthetic Corp.                                  81,020    330,036
*   Kyungbang, Ltd.                                            1,826    194,015

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
SOUTH KOREA -- (Continued)
#   KyungDong City Gas Co., Ltd.                              10,377 $  825,585
    Kyungdong Pharm Co., Ltd.                                 25,453    384,259
    Kyungnam Energy Co., Ltd.                                 74,920    456,107
    L&F Co., Ltd.                                             32,468    238,528
#*  LB Semicon, Inc.                                         158,270    514,532
#   LEENO Industrial, Inc.                                    26,474    947,987
#   LG Fashion Corp.                                          97,025  2,782,526
    LG Hausys, Ltd.                                           32,510  2,911,690
#*  LG Innotek Co., Ltd.                                      52,323  4,229,191
    LG International Corp.                                   150,561  4,861,296
*   LG Life Sciences, Ltd.                                    56,153  2,802,423
    LIG Insurance Co., Ltd.                                  199,300  4,100,379
    Livart Furniture Co., Ltd.                                23,110    167,350
#   Lock & Lock Co., Ltd.                                     92,930  2,387,601
#*  Logistics Energy Korea Co., Ltd.                         203,010    370,361
    Lotte Chilsung Beverage Co., Ltd.                          3,044  4,751,474
    Lotte Confectionery Co., Ltd.                              2,887  5,035,424
    Lotte Food Co., Ltd.                                       3,776  3,017,129
#   LOTTE Himart Co., Ltd.                                    34,490  2,448,340
*   Lotte Non-Life Insurance Co., Ltd.                       113,024    341,444
*   Lotte Tour Development Co., Ltd.                          13,710    100,836
    LS Corp.                                                  14,951  1,101,012
#   LS Industrial Systems Co., Ltd.                           72,572  4,103,101
#*  Lumens Co., Ltd.                                         171,451  1,453,981
    Macquarie Korea Infrastructure Fund                    1,468,851  9,310,581
#*  Macrogen, Inc.                                            26,706    959,841
    Maeil Dairy Industry Co., Ltd.                            34,032  1,601,032
#   Mando Corp.                                               59,173  4,521,947
#*  Medifron DBT Co., Ltd.                                   122,134    629,254
#*  Medipost Co., Ltd.                                        31,425  2,404,857
#   Medy-Tox, Inc.                                            20,205  2,214,845
    MegaStudy Co., Ltd.                                       21,793  1,485,676
#   Melfas, Inc.                                              80,390  1,349,979
*   Meritz Finance Group, Inc.                                97,142    352,504
    Meritz Fire & Marine Insurance Co., Ltd.                 249,565  2,710,147
    Meritz Securities Co., Ltd.                            1,043,095  1,351,354
    Mi Chang Oil Industrial Co., Ltd.                            981     80,124
    Mirae Asset Securities Co., Ltd.                         119,464  5,000,773
*   Miwon Chemicals Co., Ltd.                                  1,890     45,484
    Miwon Commercial Co., Ltd.                                   716    132,532
*   Miwon Specialty Chemical Co., Ltd.                           964    273,081
#   MK Electron Co., Ltd.                                     86,407    323,562
    MNTech Co., Ltd.                                          86,871    785,116
#   Modetour Network, Inc.                                    53,178  1,274,425
#   Monalisa Co., Ltd.                                        68,050    223,366
#   MonAmi Co., Ltd.                                          26,170     71,454
#   Moorim P&P Co., Ltd.                                     133,920    714,458
#   Motonic Corp.                                             55,530    704,070
#   Namhae Chemical Corp.                                    120,134    777,274
    Namyang Dairy Products Co., Ltd.                           1,390  1,469,669
    National Plastic Co.                                      56,060    208,581
*   Neowiz Games Corp.                                        65,519  1,037,434

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH KOREA -- (Continued)
*   NEOWIZ HOLDINGS Corp.                                     24,844 $  291,029
*   Neowiz Internet Corp.                                     24,776    191,455
#   NEPES Corp.                                               85,398  1,430,747
#   Nexen Corp.                                               33,168  2,503,533
#   Nexen Tire Corp.                                         161,910  2,121,034
#*  Nexolon Co., Ltd.                                        258,550    289,537
    NH Investment & Securities Co., Ltd.                     130,310    576,006
    NICE Holdings Co., Ltd.                                    3,978    299,443
    NICE Information Service Co., Ltd.                         1,957      9,471
#   NK Co., Ltd.                                              93,370    297,798
#   Nong Shim Holdings Co., Ltd.                               8,834    681,335
    NongShim Co., Ltd.                                        16,201  4,937,481
#   OCI Materials Co., Ltd.                                   32,432    937,986
#*  OPTRON-TEC, Inc.                                          71,641  1,079,187
*   Orientbio, Inc.                                          176,570    103,341
#*  OSANGJAIEL Co., Ltd.                                      12,185    118,341
#*  Osstem Implant Co., Ltd.                                  53,389  1,514,969
#*  Osung LST Co., Ltd.                                       95,591    287,606
    Ottogi Corp.                                               5,962  2,571,404
    Paik Kwang Industrial Co., Ltd.                           59,281    306,043
#*  PaperCorea, Inc.                                         147,900    155,331
#   Partron Co., Ltd.                                        184,812  3,908,895
#*  Pharmicell Co., Ltd.                                     176,554    712,030
    Poongsan Corp.                                           104,011  2,524,899
    Poongsan Holdings Corp.                                   16,717    356,349
    POSCO Chemtech Co., Ltd.                                   9,949  1,109,311
*   POSCO Coated & Color Steel Co., Ltd.                       6,320     84,440
#   Posco ICT Co., Ltd.                                      199,854  1,363,405
#*  Power Logics Co., Ltd.                                   112,474    660,952
#*  PSK, Inc.                                                 34,854    190,894
    Pulmuone Holdings Co., Ltd.                                4,811    297,116
#   Pyeong Hwa Automotive Co., Ltd.                           59,253    884,105
#*  Redrover Co., Ltd.                                        93,761    518,916
    RFsemi Technologies, Inc.                                 30,415    408,224
#   S&T Corp.                                                  5,003     88,672
#   S&T Dynamics Co., Ltd.                                   129,682  1,550,091
    S&T Holdings Co., Ltd.                                    21,808    277,527
#   S&T Motiv Co., Ltd.                                       50,410  1,326,747
#*  S&T Motors Co., Ltd.                                     188,180     79,195
    S-1 Corp.                                                 68,527  3,872,163
#   S-Energy Co., Ltd.                                        37,010    312,953
#   S-MAC Co., Ltd.                                           72,183  1,074,853
    Saeron Automotive Corp.                                    2,640     18,424
#*  Sajo Industries Co., Ltd.                                 11,014    452,842
*   Sajodaerim Corp.                                           2,690     30,093
    Sam Young Electronics Co., Ltd.                           63,000    544,269
#   Sam Yung Trading Co., Ltd.                                54,602    917,643
*   Sambu Construction Co., Ltd.                               2,172     12,214
    Samchully Co., Ltd.                                       13,755  1,650,696
    SAMHWA Paints Industrial Co., Ltd.                         9,000     42,687
#*  Samick Musical Instruments Co., Ltd.                     245,620    332,961
#   Samick THK Co., Ltd.                                      35,630    210,955

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
SOUTH KOREA -- (Continued)
#   Samjin Pharmaceutical Co., Ltd.                           57,606 $  671,466
#   Samkwang Glass                                            14,944  1,042,690
#   Samlip General Foods Co., Ltd.                             9,750    305,328
#   Samsung Fine Chemicals Co., Ltd.                          93,648  4,546,690
#*  Samyang Foods Co., Ltd.                                   17,230    435,749
    Samyang Holdings Corp.                                    20,208  1,718,335
    Samyang Tongsang Co., Ltd.                                 1,760     41,913
#   Samyoung Chemical Co., Ltd.                              173,170    453,940
#   Sangbo Corp.                                              49,604    758,237
#   Satrec Initiative Co., Ltd.                                5,805    116,068
    SAVEZONE I&C Corp.                                        24,070     78,724
#   SBS Media Holdings Co., Ltd.                             192,730  1,065,154
#*  SBW                                                      340,780    302,793
    Seah Besteel Corp.                                        65,015  1,782,501
    SeAH Holdings Corp.                                        4,622    447,458
#   SeAH Steel Corp.                                          10,931  1,119,360
#   Sebang Co., Ltd.                                          51,495    832,778
#*  Seegene, Inc.                                             35,327  2,110,873
#   Sejong Industrial Co., Ltd.                               48,360    550,205
#   Sempio Foods Co.                                           7,350    193,146
#   Seohan Co., Ltd.                                         411,355    366,042
#*  Seohee Construction Co., Ltd.                            728,878    516,182
#   Seowon Co., Ltd.                                          51,670    129,458
#*  Sewon Cellontech Co., Ltd.                               124,121    449,664
#   SEWOONMEDICAL Co., Ltd.                                   95,161    290,722
#*  SG Corp.                                                 575,100    451,375
#*  SH Energy & Chemical Co., Ltd.                           484,940    520,235
#   Shin Poong Pharmaceutical Co., Ltd.                      133,125    630,628
#*  Shine Co., Ltd.                                           24,436    228,038
    Shinsegae Co., Ltd.                                       35,692  7,674,149
    Shinsegae Information & Communication Co., Ltd.            2,908    205,749
#   Shinsegae International Co., Ltd.                          7,976    565,637
#*  Shinsung Solar Energy Co., Ltd.                          325,302    272,340
#   Shinsung Tongsang Co., Ltd.                              236,010    210,729
#*  Shinwon Corp.                                             19,980     23,624
    Shinyoung Securities Co., Ltd.                            14,050    456,298
#*  Signetics Corp.                                          154,978    462,556
#   SIGONG TECH Co., Ltd.                                     67,831    268,446
#   Silicon Works Co., Ltd.                                   44,743    926,544
#   Silla Co., Ltd.                                           36,700  1,140,706
#   Simm Tech Co., Ltd.                                      114,351    899,513
#   SIMPAC, Inc.                                              73,030    446,011
    Sindoh Co., Ltd.                                          10,939    765,404
#   SJM Co., Ltd.                                             35,860    324,406
*   SK Broadband Co., Ltd.                                   706,389  3,356,818
#   SK Chemicals Co., Ltd.                                    69,791  2,966,070
#*  SK Communications Co., Ltd.                               79,814    592,928
#   SK Gas Co., Ltd.                                          18,415  1,304,676
    SK Networks Co., Ltd.                                    660,780  4,383,066
#   SK Securities Co., Ltd.                                1,394,080  1,241,145
#   SKC Co., Ltd.                                            103,527  3,127,187
#   SL Corp.                                                  63,950    852,769

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
SOUTH KOREA -- (Continued)
#*  SM Culture & Contents Co., Ltd.                           23,203 $   64,157
*   Solco Biomedical Co., Ltd.                               292,174    244,575
#   Songwon Industrial Co., Ltd.                              74,660  1,022,598
#*  Sonokong Co., Ltd.                                        86,999    235,738
*   Ssangyong Cement Industrial Co., Ltd.                     99,641    607,172
#   Steel Flower Co., Ltd.                                    29,816    196,291
#   STX Corp. Co., Ltd.                                      182,888    544,631
#*  STX Engine Co., Ltd.                                     115,112    490,231
#*  STX Offshore & Shipbuilding Co., Ltd.                    320,930  1,245,167
#*  STX Pan Ocean Co., Ltd.                                  542,771  1,668,052
#   Suheung Capsule Co., Ltd.                                 32,370    795,002
    Sun Kwang Co., Ltd.                                       15,705    313,950
#*  Sung Jin Geotec Co., Ltd.                                 70,710    694,337
#*  Sungchang Enterprise Holdings, Ltd.                       23,520    494,957
*   Sungshin Cement Co., Ltd.                                 37,200    192,083
    Sungwoo Hitech Co., Ltd.                                  62,479    870,274
    Sunjin Co., Ltd.                                          23,265    374,902
#*  Suprema, Inc.                                             57,629  1,159,634
#*  Synopex, Inc.                                            261,562    597,700
#   Tae Kyung Industrial Co., Ltd.                            33,700    149,518
    Taekwang Industrial Co., Ltd.                              1,928  1,770,258
*   Taesan LCD Co., Ltd.                                       3,402     12,976
#*  Taewoong Co., Ltd.                                        45,326  1,067,987
    Taeyoung Engineering & Construction Co., Ltd.            200,500  1,107,802
#*  Taihan Electric Wire Co., Ltd.                           421,468    986,708
    Tailim Packaging Industrial Co., Ltd.                    141,790    431,501
#   TCC Steel                                                 35,939    131,368
#*  Tera Resource Co., Ltd.                                1,023,294    943,138
#*  Theall Medi Bio                                           45,340    199,527
#*  TK Chemical Corp.                                        215,795    307,163
#   Tong Yang Moolsan Co., Ltd.                               22,590    206,498
    Tongyang Life Insurance                                  192,400  1,725,227
    TONGYANG Securities, Inc.                                 12,966     46,541
#*  Tongyang, Inc.                                           242,448    264,737
#*  Top Engineering Co., Ltd.                                 38,069    204,064
#*  Toptec Co., Ltd.                                          39,069    630,976
    Tovis Co., Ltd.                                            5,493     40,579
#*  Trais Co., Ltd.                                           69,289    237,808
    Trigem Computer, Inc.                                          1         --
#   TS Corp.                                                  18,630    621,953
#*  UBCare Co., Ltd.                                         118,794    380,004
#*  Ubivelox, Inc.                                            15,537    351,200
#   UI Display Co., Ltd.                                      34,401    372,122
#   Uju Electronics Co., Ltd.                                 31,398    838,154
    Unid Co., Ltd.                                            17,354    736,274
    Union Steel                                               10,192    115,574
*   Uniquest Corp.                                             9,620    137,930
#*  Unison Co., Ltd.                                         128,973    657,734
#   Value Added Technologies Co., Ltd.                        23,948    387,775
#*  VGX International, Inc.                                    4,580      6,033
#   Vieworks Co., Ltd.                                        37,657    770,707
#   Visang Education, Inc.                                    28,772    471,965

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SOUTH KOREA -- (Continued)
#*  Webzen, Inc.                                            48,846 $    404,296
#*  WeMade Entertainment Co., Ltd.                          20,274    1,043,919
#   Whanin Pharmaceutical Co., Ltd.                         43,130      533,090
#*  WillBes & Co. (The)                                    269,780      367,049
#*  WiSoL Co., Ltd.                                         50,781      693,249
#*  Woongjin Chemical Co., Ltd.                          1,217,110      982,485
#*  Woongjin Energy Co., Ltd.                              245,710      447,397
*   Woongjin Holdings Co., Ltd.                              7,977       22,164
#*  Woongjin Thinkbig Co., Ltd.                             80,049      665,852
#   Wooree ETI Co., Ltd.                                   139,474      567,568
    Woori Financial Co., Ltd.                               53,128    1,077,751
    Woori Investment & Securities Co., Ltd.                617,082    6,352,837
#*  Wooridul Life Sciences, Ltd.                           376,500      207,445
#   WooSung Feed Co., Ltd.                                  86,370      254,542
#   Y G-1 Co., Ltd.                                         70,378      764,951
*   Yedangcompany Co., Ltd.                                383,766      470,982
    YESCO Co., Ltd.                                         13,100      473,304
#   YG Entertainment, Inc.                                  23,707    1,548,055
#   Yoosung Enterprise Co., Ltd.                            26,660       96,446
#   YooSung T&S Co., Ltd.                                   23,393       45,072
    Youlchon Chemical Co., Ltd.                             59,750      684,063
    Young Poong Corp.                                        2,754    4,006,271
    Young Poong Mining & Construction Corp.                  1,580           --
    Young Poong Precision Corp.                             35,929      362,414
#   Youngone Corp.                                         103,584    4,143,481
#   Youngone Holdings Co., Ltd.                             28,023    2,000,853
    Yuhan Corp.                                             41,755    7,957,729
    YuHwa Securities Co., Ltd.                              13,060      144,761
#*  Yungjin Pharmaceutical Co., Ltd.                       469,292      736,489
                                                                   ------------
TOTAL SOUTH KOREA                                                   608,745,426
                                                                   ------------
TAIWAN -- (13.8%)
    A-DATA Technology Co., Ltd.                          1,078,000    2,139,555
    Ability Enterprise Co., Ltd.                         1,799,076    1,647,634
    AcBel Polytech, Inc.                                 1,594,599    1,398,004
    Accton Technology Corp.                              2,461,763    1,496,192
#   Ace Pillar Co., Ltd.                                   254,008      256,848
    ACES Electronic Co., Ltd.                              421,000      467,268
#   ACHEM TECHNOLOGY Corp.                                 793,764      395,469
#   Acme Electronics Corp.                                 523,295      668,793
    Acter Co., Ltd.                                        180,000      870,397
*   Action Electronics Co., Ltd.                           917,635      212,373
    Actron Technology Corp.                                263,150      790,985
#   Adlink Technology, Inc.                                473,985      511,272
#   Advanced Ceramic X Corp.                               215,000      620,938
    Advanced International Multitech Co., Ltd.             421,000      543,996
#   Advancetek Enterprise Co., Ltd.                        638,917      623,099
*   AGV Products Corp.                                   2,428,801      864,932
#   AimCore Technology Co., Ltd.                           218,536      436,539
    Airtac International Group                               9,000       47,791
#   Alcor Micro Corp.                                      379,000      454,190
    ALI Corp.                                            1,402,000    1,502,440

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Allis Electric Co., Ltd.                                  54,000 $   16,723
    Alltop Technology Co., Ltd.                               62,000     61,028
#   Alpha Networks, Inc.                                   1,566,763  1,019,658
#   Altek Corp.                                            1,922,637  1,239,513
    Ambassador Hotel (The)                                 1,385,000  1,348,242
#   AMPOC Far-East Co., Ltd.                                 450,444    427,608
    AmTRAN Technology Co., Ltd.                            3,909,951  3,204,954
#   Anpec Electronics Corp.                                  577,000    376,753
    Apacer Technology, Inc.                                  532,000    619,226
#   APCB, Inc.                                               719,000    531,093
#   Apex Biotechnology Corp.                                 465,483  1,274,069
#   Apex International Co., Ltd.                             213,000    314,396
    Apex Medical Corp.                                       325,500    366,707
    Apex Science & Engineering                               134,198     48,190
    Arcadyan Technology Corp.                                 32,000     44,509
    Ardentec Corp.                                         1,419,795    961,025
#   Arima Communications Corp.                               974,719    459,878
*   Asia Optical Co., Inc.                                 1,209,000  1,147,334
#   Asia Plastic Recycling Holding, Ltd.                     248,146    665,702
    Asia Polymer Corp.                                     1,418,484  1,070,252
    Asia Vital Components Co., Ltd.                        1,548,058    744,951
#   ASROCK, Inc.                                             186,000    671,701
    Aten International Co., Ltd.                             425,479    721,844
    Audix Corp.                                              519,000    475,716
#   AURAS Technology Co., Ltd.                                92,000     81,789
    Aurora Corp.                                             541,499    989,582
    AV Tech Corp.                                            194,000    611,531
    Avermedia Technologies                                   993,446    446,596
    Avision, Inc.                                            729,000    205,530
    AVY Precision Technology, Inc.                           235,000    386,274
    Awea Mechantronic Co., Ltd.                              137,200    146,761
*   Bank of Kaohsiung                                      1,869,645    599,476
    Basso Industry Corp.                                     581,000    427,669
*   BenQ Materials Corp.                                     751,000    364,789
#   BES Engineering Corp.                                  6,859,750  1,949,190
#   Bin Chuan Enterprise Co., Ltd.                           248,778    272,748
*   Bionet Corp.                                             191,000    246,402
#   Biostar Microtech International Corp.                    812,975    303,121
    Boardtek Electronics Corp.                               783,000    652,889
    Bright Led Electronics Corp.                             601,520    283,012
#   C Sun Manufacturing, Ltd.                                698,221    495,218
*   Cameo Communications, Inc.                             1,115,818    376,323
#   Capella Microsystems Taiwan, Inc.                        131,000  1,008,641
    Capital Securities Corp.                               8,209,142  2,909,932
#   Career Technology MFG. Co., Ltd.                       1,343,000  1,632,269
#*  Carnival Industrial Corp.                              1,753,000    563,900
    Cathay Chemical Works                                     30,000     14,960
    Cathay Real Estate Development Co., Ltd.               3,801,000  2,280,717
#   Celxpert Energy Corp.                                    164,000    103,310
*   Center Laboratories, Inc.                                432,000    572,743
*   Central Reinsurance Co., Ltd.                            850,402    389,259
    ChainQui Construction Development Co., Ltd.              347,083    261,129

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
*   Chaintech Technology Corp.                               171,526 $  260,745
    Champion Building Materials Co., Ltd.                  1,757,851    608,275
#   Chang Wah Electromaterials, Inc.                         190,420    640,389
#   Charoen Pokphand Enterprise                              846,000    440,362
#   Chaun-Choung Technology Corp.                            330,000    706,042
#   CHC Resources Corp.                                      325,348    604,618
    Chen Full International Co., Ltd.                        139,000     94,363
    Chenbro Micom Co., Ltd.                                  294,000    358,088
    Cheng Loong Corp.                                      4,099,383  1,833,981
    Cheng Uei Precision Industry Co., Ltd.                 1,930,331  3,851,264
#*  Chenming Mold Industry Corp.                             589,437    413,534
    Chia Chang Co., Ltd.                                     547,000    715,655
    Chia Hsin Cement Corp.                                 2,119,121    934,103
    Chicony Electronics Co., Ltd.                                  1          2
#   Chien Kuo Construction Co., Ltd.                       1,436,312    703,881
#   Chilisin Electronics Corp.                               549,535    318,461
    Chime Ball Technology Co., Ltd.                          124,000    280,248
#   Chimei Materials Technology Corp.                        698,000    829,229
#   Chin-Poon Industrial Co.                               1,715,207  2,238,205
    China Chemical & Pharmaceutical Co., Ltd.              1,464,000  1,084,325
#   China Ecotek Corp.                                       187,000    526,461
    China Electric Manufacturing Corp.                     1,435,900    825,287
*   China General Plastics Corp.                           1,544,000    783,326
#   China Glaze Co., Ltd.                                    654,139    304,052
#*  China Manmade Fibers Corp.                             5,184,879  2,066,114
#   China Metal Products                                   1,274,278  1,691,430
    China Motor Corp.                                        588,609    573,895
    China Rebar Co., Ltd                                      55,174         --
    China Steel Chemical Corp.                               543,554  2,644,518
#   China Steel Structure Co., Ltd.                          655,000    802,971
    China Synthetic Rubber Corp.                           2,218,563  2,392,703
    China United Trust & Investment Corp                     164,804         --
*   China Wire & Cable Co., Ltd.                             592,000    222,645
#   Chinese Gamer International Corp.                        203,000    348,875
    Chinese Maritime Transport, Ltd.                         524,850    631,714
#   Chong Hong Construction Co.                              639,646  2,213,239
    Chou Chin Industrial Co., Ltd                                825         --
#   Chroma ATE, Inc.                                       1,497,821  3,210,095
#*  Chun YU Works & Co., Ltd.                              1,129,000    409,389
    Chun Yuan Steel                                        1,955,529    742,668
    Chung Hsin Electric & Machinery Manufacturing Corp.    1,995,000  1,142,932
*   Chung Hung Steel Corp.                                 4,151,979  1,157,181
#*  Chung Hwa Pulp Corp.                                   2,616,031    833,777
    Chunghwa Chemical Synthesis & Biotech Co., Ltd.          256,000    439,665
*   Chunghwa Picture Tubes, Ltd.                          16,175,000  1,056,520
#   Cleanaway Co., Ltd.                                      158,000  1,285,848
    Clevo Co.                                              2,281,200  4,375,841
*   CMC Magnetics Corp.                                   12,604,960  2,267,593
    CoAsia Microelectronics Corp.                            450,000    343,105
#   Collins Co., Ltd.                                        565,431    217,506
#*  Compal Communications, Inc.                            1,419,000  1,839,908
    Compeq Manufacturing Co.                               4,658,000  1,738,547

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
*   Concord Securities Corp.                               1,491,000 $  352,253
    Continental Holdings Corp.                             1,959,067    747,316
    Coretronic Corp.                                       3,130,000  2,490,602
*   Cosmo Electronics Corp.                                  306,137    319,003
*   Cosmos Bank Taiwan                                       974,926    509,206
    Coxon Precise Industrial Co., Ltd.                       525,000  1,025,110
    Creative Sensor, Inc.                                     85,000     41,903
#*  Crystalwise Technology, Inc.                             671,000    639,360
#   CSBC Corp. Taiwan                                      1,834,610  1,206,310
#   CviLux Corp.                                             353,039    483,404
    Cyberlink Corp.                                          390,281  1,279,191
#   CyberPower Systems, Inc.                                 202,000    393,393
    CyberTAN Technology, Inc.                              1,387,779  1,036,098
    D-Link Corp.                                           2,805,665  1,642,346
#   DA CIN Construction Co., Ltd.                            910,711    786,195
    Da-Li Construction Co., Ltd.                             364,000    469,311
    Dah Fung CATV Co., Ltd.                                  241,400    504,885
    Darfon Electronics Corp.                               1,333,550  1,218,166
    Davicom Semiconductor, Inc.                              351,888    238,935
    Daxin Materials Corp.                                    175,000    433,783
    De Licacy Industrial Co.                                  70,000     25,168
#   Delpha Construction Co., Ltd.                            991,931    331,012
    Depo Auto Parts Ind Co., Ltd.                            484,000  1,296,934
    Der Pao Construction Co., Ltd                            476,000         --
    DFI, Inc.                                                153,524    145,336
    Dimerco Express Corp.                                    373,000    229,280
    DYNACOLOR, Inc.                                          211,000    337,731
    Dynamic Electronics Co., Ltd.                          1,275,321    484,784
#   Dynapack International Technology Corp.                  607,000  2,111,345
#   E Ink Holdings, Inc.                                   3,975,000  2,958,030
#*  E-Lead Electronic Co., Ltd.                              307,942    268,817
#   E-LIFE MALL Corp.                                        362,000    896,797
#*  E-Ton Solar Tech Co., Ltd.                             2,396,209    957,467
*   Eastern Media International Corp.                      4,196,337    538,562
    Eclat Textile Co., Ltd.                                  680,022  4,106,736
*   Edimax Technology Co., Ltd.                              780,000    343,864
#   Edison Opto Corp.                                        417,000    508,430
    Edom Technology Co., Ltd.                                172,776     65,567
    eGalax_eMPIA Technology, Inc.                            203,000    576,038
    Elan Microelectronics Corp.                            1,655,715  4,409,097
#   Elite Advanced Laser Corp.                               348,000    854,262
    Elite Material Co., Ltd.                               1,268,350  1,299,098
    Elite Semiconductor Memory Technology, Inc.            1,242,200  1,684,950
    Elitegroup Computer Systems Co., Ltd.                  2,985,182  1,221,390
#   eMemory Technology, Inc.                                 311,000    784,420
#   ENG Electric Co., Ltd.                                   671,580    667,482
    Entie Commercial Bank                                  1,818,603  1,034,373
#   Episil Technologies, Inc.                                873,000    266,040
    Eternal Chemical Co., Ltd.                             3,296,794  2,845,694
*   Etron Technology, Inc.                                 1,238,000    558,497
*   Everest Textile Co., Ltd.                              1,127,562    268,353
    Evergreen International Storage & Transport Corp.      2,425,000  1,584,617

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
#   Everlight Chemical Industrial Corp.                    1,641,175 $1,162,084
    Everlight Electronics Co., Ltd.                        1,685,000  2,720,833
#*  Everspring Industry Co.                                  636,000    411,350
    Excel Cell Electronic Co., Ltd.                           12,000      4,961
#   Excelsior Medical Co., Ltd.                              487,654    902,395
    Far Eastern International Bank                         6,268,770  2,562,300
#   Faraday Technology Corp.                               1,570,648  1,748,514
*   Farglory F T Z Investment Holding Co., Ltd.              123,000     90,451
    Federal Corp.                                          2,079,682  1,397,479
#   Feedback Technology Corp.                                147,000    333,341
    Feng Hsin Iron & Steel Co.                             1,664,100  2,987,761
#   Feng TAY Enterprise Co., Ltd.                          1,260,006  2,078,407
    Fine Blanking & Tool Co., Ltd.                            13,000     16,970
#   Firich Enterprises Co., Ltd.                             734,610  1,287,806
#*  First Copper Technology Co., Ltd.                        929,000    283,908
#   First Hotel                                              682,019    444,065
    First Insurance Co., Ltd.                              1,032,179    699,931
    First Steamship Co., Ltd.                              1,788,218  1,331,694
#   FLEXium Interconnect, Inc.                               774,362  2,560,114
#   Flytech Technology Co., Ltd.                             370,206    975,577
    Forhouse Corp.                                         2,123,635  1,037,577
#   Formosa Advanced Technologies Co., Ltd.                  651,000    488,090
#*  Formosa Epitaxy, Inc.                                  1,831,811  1,305,749
    Formosa International Hotels Corp.                       143,858  1,572,032
#   Formosa Laboratories, Inc.                               182,000    270,316
    Formosa Oilseed Processing                               304,567    135,733
    Formosa Optical Technology Co., Ltd.                     239,000    710,063
    Formosan Rubber Group, Inc.                            1,991,000  1,603,076
    Formosan Union Chemical                                1,222,218    629,557
#   Fortune Electric Co., Ltd.                               502,078    222,069
    Founding Construction & Development Co., Ltd.            836,745    606,569
    Foxlink Image Technology Co., Ltd.                       619,000    443,125
#*  Froch Enterprise Co., Ltd.                               843,000    258,992
    FSP Technology, Inc.                                     797,887    758,579
    FU I Industrial                                            6,701     11,787
#   Fullerton Technology Co., Ltd.                           499,600    461,047
#   Fulltech Fiber Glass Corp.                             1,411,084    579,461
    Fwusow Industry Co., Ltd.                                735,477    373,931
#   G Shank Enterprise Co., Ltd.                           1,029,013    585,600
#   G Tech Optoelectronics Corp.                             748,000  1,639,725
    Gamania Digital Entertainment Co., Ltd.                  604,000    483,368
    GEM Terminal Industrial Co., Ltd.                         23,386      9,247
    Gemtek Technology Corp.                                1,394,219  1,831,683
    General Plastic Industrial Co., Ltd.                     137,553    131,352
#*  Genesis Photonics, Inc.                                1,185,363    821,185
#   Genius Electronic Optical Co., Ltd.                      285,427  1,723,180
#   Genmont Biotech, Inc.                                    242,000    349,236
    GeoVision, Inc.                                          196,207    903,344
#   Getac Technology Corp.                                 2,105,360  1,011,718
*   Giantplus Technology Co., Ltd.                           204,900     65,516
#   Giga Solar Materials Corp.                                72,000    608,675
    Giga Solution Tech Co., Ltd.                             525,446    297,268

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
    Gigabyte Technology Co., Ltd.                          2,532,800 $2,414,088
#   Gigastorage Corp.                                      1,377,561  1,048,908
#*  Gintech Energy Corp.                                   1,699,936  1,664,513
    Global Brands Manufacture, Ltd.                        1,376,359    471,920
    Global Lighting Technologies, Inc.                       248,000    310,102
    Global Mixed Mode Technology, Inc.                       361,000  1,128,367
#   Global Unichip Corp.                                     378,000  1,149,458
#   Globe Union Industrial Corp.                           1,047,944    509,722
    Gloria Material Technology Corp.                       2,017,015  1,563,554
*   Gold Circuit Electronics, Ltd.                         2,205,227    449,394
    Goldsun Development & Construction Co., Ltd.           6,364,722  2,537,826
    Good Will Instrument Co., Ltd.                           191,146    114,625
    Gourmet Master Co., Ltd.                                 187,000  1,043,460
    Grand Pacific Petrochemical                            4,210,000  2,149,525
#   Grape King Industrial Co.                                460,000  1,654,137
#   Great China Metal Industry                               726,000    858,297
    Great Taipei Gas Co., Ltd.                             1,443,000  1,068,545
#   Great Wall Enterprise Co., Ltd.                        1,895,057  1,591,064
#*  Green Energy Technology, Inc.                          1,340,457  1,127,855
#*  GTM Corp.                                                679,000    363,879
#   Gudeng Precision Industrial Co., Ltd.                    148,000    361,950
#   Hannstar Board Corp.                                   1,493,049    678,642
*   HannStar Display Corp.                                10,217,495  2,787,978
*   HannsTouch Solution, Inc.                              3,934,130  1,271,277
#   Harvatek Corp.                                           830,623    335,844
    Hey Song Corp.                                         1,837,000  2,432,857
#   Hi-Clearance, Inc.                                       104,000    282,534
    Hiroca Holdings, Ltd.                                      6,000     15,628
    HiTi Digital, Inc.                                       397,573    249,346
#   Hitron Technology, Inc.                                  991,213    539,521
*   Hiyes International Co., Ltd.                              5,043      6,677
*   Ho Tung Chemical Corp.                                 3,282,182  1,609,209
#   Hocheng Corp.                                          1,275,700    378,017
    Hold-Key Electric Wire & Cable Co., Ltd.                 205,908     83,802
#   Holiday Entertainment Co., Ltd.                          248,800    364,812
    Holtek Semiconductor, Inc.                               813,000    986,292
    Holy Stone Enterprise Co., Ltd.                        1,435,183  1,350,342
    Hong Ho Precision Textile Co                              14,000     12,972
#   Hong TAI Electric Industrial                           1,201,000    388,111
    Hong YI Fiber Industry Co.                                75,652     25,471
#*  Horizon Securities Co., Ltd.                           1,910,000    611,865
#*  Hota Industrial Manufacturing Co., Ltd.                  817,000    563,144
#   Howarm Construction Co., Ltd.                            838,811    581,722
#   Hsin Kuang Steel Co., Ltd.                             1,317,443    823,726
    Hsin Yung Chien Co., Ltd.                                151,000    445,834
    Hsing TA Cement Co.                                      620,000    218,513
    Hu Lane Associate, Inc.                                  232,559    504,848
*   HUA ENG Wire & Cable                                   2,359,565    907,924
    Huaku Development Co., Ltd.                            1,104,816  3,175,097
#   Huang Hsiang Construction Co.                            538,800  1,435,291
    Hung Ching Development & Construction Co., Ltd.          449,000    215,716
    Hung Poo Real Estate Development Corp.                 1,293,185  1,446,347

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Hung Sheng Construction Co., Ltd.                      2,545,400 $2,106,689
    Huxen Corp.                                              268,244    322,795
*   Hwa Fong Rubber Co., Ltd.                                796,670    247,520
#*  I-Chiun Precision Industry Co., Ltd.                     924,313    632,575
#   I-Sheng Electric Wire & Cable Co., Ltd.                  547,000    832,529
    Ibase Technology, Inc.                                   413,549    547,923
#*  Ichia Technologies, Inc.                               1,679,000    906,225
    ICP Electronics, Inc.                                    905,300  1,169,919
#   ILI Technology Corp.                                     269,000    852,951
    Infortrend Technology, Inc.                            1,161,163    606,074
*   Inotera Memories, Inc.                                 6,159,000  2,419,830
#   Insyde Software Corp.                                    135,000    239,562
#*  Integrated Memory Logic, Ltd.                            251,001    713,865
    International Games System Co., Ltd.                     288,000    802,976
    Inventec Corp.                                           959,014    383,556
#*  ITE Technology, Inc.                                     890,408    785,677
    ITEQ Corp.                                             1,163,614  1,312,598
#*  J Touch Corp.                                            517,000    527,662
*   Janfusun Fancyworld Corp.                              1,530,000    203,955
*   Jenn Feng New Energy Co., Ltd.                           268,000    135,561
    Jentech Precision Industrial Co., Ltd.                   290,868    574,008
*   Jess-Link Products Co., Ltd.                             803,900    676,506
    Jih Sun Financial Holdings Co., Ltd.                   2,813,154    843,735
#   Johnson Health Tech Co., Ltd.                            289,758    776,780
*   K Laser Technology, Inc.                                  65,000     42,353
    Kang Na Hsiung Enterprise Co., Ltd.                      475,020    247,958
*   Kao Hsing Chang Iron & Steel                             784,000    202,641
#   Kaori Heat Treatment Co., Ltd.                           312,200    628,722
#   Kaulin Manufacturing Co., Ltd.                           664,330    498,350
    KD Holding Corp.                                          35,000    195,693
    KEE TAI Properties Co., Ltd.                           1,903,473  1,342,546
    Kenda Rubber Industrial Co., Ltd.                      1,137,449  2,269,970
    Kenmec Mechanical Engineering Co., Ltd.                  758,000    288,290
    Kerry TJ Logistics Co., Ltd.                           1,587,000  2,124,361
#   Kindom Construction Co.                                1,646,000  1,774,906
    King Core Electronics, Inc.                               10,729      7,624
#   King Slide Works Co., Ltd.                               222,550  1,773,788
    King Yuan Electronics Co., Ltd.                        5,312,979  3,786,530
*   King's Town Bank                                       3,577,701  3,277,656
    King's Town Construction Co., Ltd.                       903,210    938,165
    Kinik Co.                                                594,000  1,094,085
#   Kinko Optical Co., Ltd.                                  747,000    874,905
    Kinpo Electronics                                      5,084,157  1,208,747
*   KMC Kuei Meng International, Inc.                         35,000    123,604
#   KS Terminals, Inc.                                       404,482    283,904
#   Kung Long Batteries Industrial Co., Ltd.                 308,000    680,336
    Kung Sing Engineering Corp.                            1,365,000    574,277
#   Kuo Toong International Co., Ltd.                        615,000    463,716
#   Kuoyang Construction Co., Ltd.                         2,029,000  1,400,026
*   Kwong Fong Industries                                  1,632,200    985,337
#*  KYE Systems Corp.                                      1,365,903    430,690
    L&K Engineering Co., Ltd.                                621,048    595,473

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
    LAN FA Textile                                           826,933 $  225,658
    Laser Tek Taiwan Co., Ltd.                                45,150     31,771
    LCY Chemical Corp.                                       417,383    495,250
#   Leader Electronics, Inc.                                 653,000    435,325
#   Leadtrend Technology Corp.                               166,086    261,810
    Lealea Enterprise Co., Ltd.                            3,260,542  1,145,024
#   Ledtech Electronics Corp.                                189,000     95,043
#   LEE CHI Enterprises Co., Ltd.                            886,000    453,892
#*  Leofoo Development Co.                                 1,394,000    657,638
#   LES Enphants Co., Ltd.                                   850,754    608,613
#*  Lextar Electronics Corp.                               1,251,500  1,384,917
*   Li Peng Enterprise Co., Ltd.                           2,590,722    979,692
#   Lian HWA Food Corp.                                      267,157    366,114
    Lien Hwa Industrial Corp.                              2,385,676  1,645,033
    Lingsen Precision Industries, Ltd.                     1,727,506    973,297
#   Lite-On Semiconductor Corp.                            1,454,730    842,416
#*  Long Bon International Co., Ltd.                       1,453,945  1,230,376
*   Long Chen Paper Co., Ltd.                              1,886,674    590,236
    Longwell Co.                                             539,000    460,235
#   Lotes Co., Ltd.                                          272,778    734,251
*   Lucky Cement Corp.                                       677,000    159,438
#   Lumax International Corp., Ltd.                          435,769  1,038,426
#   Macroblock, Inc.                                         136,000    464,403
    Macronix International                                16,382,481  4,475,485
#   MacroWell OMG Digital Entertainment Co., Ltd.             93,000    270,495
    Mag Layers Scientific-Technics Co., Ltd.                   7,000      8,443
    Makalot Industrial Co., Ltd.                             663,202  2,810,622
#   Marketech International Corp.                            612,000    468,762
#   Masterlink Securities Corp.                            4,403,000  1,375,970
#*  Mayer Steel Pipe Corp.                                   842,567    341,064
    Maywufa Co., Ltd.                                        170,322     89,618
#*  Medigen Biotechnology Corp.                              394,000  2,226,253
    Meiloon Industrial Co.                                   393,809    161,594
    Mercuries & Associates, Ltd.                           1,369,438  1,077,533
    Merida Industry Co., Ltd.                                281,696  1,720,203
    Merry Electronics Co., Ltd.                              911,481  1,594,566
    Micro-Star International Co., Ltd.                     3,209,075  1,502,841
#   Microbio Co., Ltd.                                     1,303,180  1,495,876
#*  Microelectronics Technology, Inc.                      1,176,019    661,042
    Microlife Corp.                                          148,600    373,410
#   MIN AIK Technology Co., Ltd.                             653,316  1,849,980
    Mirle Automation Corp.                                   698,009    484,070
    Mitac International Corp.                              5,458,000  1,934,575
*   Mosel Vitelic, Inc.                                    1,924,014    455,150
#*  Motech Industries, Inc.                                1,570,000  1,645,000
    MPI Corp.                                                320,000    741,165
#   Nak Sealing Technologies Corp.                           236,954    438,564
#   Namchow Chemical Industrial, Ltd.                        760,000    803,720
    Nan Kang Rubber Tire Co., Ltd.                         2,148,952  2,539,959
#*  Nan Ren Lake Leisure Amusement Co., Ltd.                 917,000    321,953
#   Nan Ya Printed Circuit Board Corp.                     1,178,000  1,350,901
#   Nantex Industry Co., Ltd.                              1,174,138    796,578

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
*   Nanya Technology Corp.                                 2,937,000 $  648,842
    National Petroleum Co., Ltd.                             763,824    744,378
#*  Neo Solar Power Corp.                                  2,455,000  1,699,256
    Netronix, Inc.                                           290,000    703,552
    New Asia Construction & Development Corp.                718,137    219,228
    New Era Electronics Co., Ltd.                            380,000    354,445
#   Newmax Technology Co., Ltd.                              318,000    985,646
#   Nexcom International Co., Ltd.                           197,000    180,292
    Nichidenbo Corp.                                         386,984    340,186
#   Nien Hsing Textile Co., Ltd.                           1,210,613    951,957
    Nishoku Technology, Inc.                                 122,000    245,676
#   Nuvoton Technology Corp.                                 308,000    347,203
    O-TA Precision Industry Co., Ltd.                         17,000     10,466
#*  Ocean Plastics Co., Ltd.                                 812,200    860,824
    Oneness Biotech Co., Ltd.                                297,000    547,302
    OptoTech Corp.                                         2,758,886  1,123,884
*   Orient Semiconductor Electronics, Ltd.                 2,548,000    449,168
    Oriental Union Chemical Corp.                          2,684,267  2,962,637
#   Orise Technology Co., Ltd.                               395,000    706,737
    P-Two Industries, Inc.                                    49,000     27,670
#   Pacific Construction Co.                                 950,921    295,365
*   Pan Jit International, Inc.                            1,748,541    643,640
#*  Pan-International Industrial                           1,743,893  1,377,661
    Parade Technologies, Ltd.                                  8,000     74,552
#   Paragon Technologies Co., Ltd.                           366,571    513,572
#   PChome Online, Inc.                                      251,000  1,138,036
#*  PharmaEngine, Inc.                                       144,000    753,237
#   Phihong Technology Co., Ltd.                           1,325,901  1,026,009
    Phoenix Tours International, Inc.                        273,000    506,696
#*  Phytohealth Corp.                                        751,929  1,164,168
    Picvue Electronics, Ltd.                                  72,760         --
#*  Pihsiang Machinery Manufacturing Co., Ltd.               629,534    702,053
#   Pixart Imaging, Inc.                                     666,150  1,455,243
    Plotech Co., Ltd.                                        146,000     55,298
#   Polytronics Technology Corp.                             280,027    550,585
    Portwell, Inc.                                           441,000    458,217
    Posiflex Technologies, Inc.                               68,000    182,337
    Potrans Electrical Corp.                                 228,000     33,684
*   Power Quotient International Co., Ltd.                 1,053,600    913,323
#*  Powercom Co., Ltd.                                       867,140    215,402
*   Powertech Industrial Co., Ltd.                           367,000    227,566
#   Poya Co., Ltd.                                           252,000    884,976
*   President Securities Corp.                             3,400,488  2,047,251
#   Prime Electronics Satellitics, Inc.                      638,879    570,594
    Prince Housing & Development Corp.                     3,774,782  2,702,048
    Procomp Informatics, Ltd.                                 21,675         --
    Prodisc Technology, Inc.                               1,707,199         --
#   Promate Electronic Co., Ltd.                             712,000    654,127
#*  Promise Technology, Inc.                                 638,286    391,962
    Protop Technology Co., Ltd                               192,000         --
*   Qisda Corp.                                            8,010,900  1,960,884
    Qualipoly Chemical Corp.                                 207,000    181,830

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
    Quanta Storage, Inc.                                     672,000 $  452,712
#   Quintain Steel Co., Ltd.                               1,777,824    428,223
    Radium Life Tech Co., Ltd.                             2,697,902  2,248,933
    Ralec Electronic Corp.                                   103,209    113,673
    Realtek Semiconductor Corp.                            1,659,420  4,789,424
#   Rechi Precision Co., Ltd.                              1,057,387  1,056,184
*   Rexon Industrial Corp., Ltd.                              94,392     26,216
    Rich Development Co., Ltd.                             2,356,974  1,259,983
    Richtek Technology Corp.                                 630,000  3,474,669
#*  Ritek Corp.                                           12,857,387  1,722,264
    Ruentex Engineering & Construction Co.                    35,000     54,321
#   Run Long Construction Co., Ltd.                          380,000    447,519
    Sainfoin Technology Corp.                                131,260         --
    Sampo Corp.                                            2,833,327    970,589
    San Fang Chemical Industry Co., Ltd.                     572,789    521,179
    San Shing Fastech Corp.                                  227,000    365,353
*   Sanyang Industry Co., Ltd.                             3,268,628  3,222,893
#   Sanyo Electric Taiwan Co., Ltd.                          581,000    701,079
    SCI Pharmtech, Inc.                                      107,936    258,097
    SDI Corp.                                                590,000    544,690
#   Senao International Co., Ltd.                            423,541  1,327,846
#   Sercomm Corp.                                            816,000  1,132,311
#   Sesoda Corp.                                             659,250    707,609
    Shan-Loong Transportation Co., Ltd.                       29,000     23,648
    Sheng Yu Steel Co., Ltd.                                 605,980    357,092
#   ShenMao Technology, Inc.                                 414,891    439,319
    Shih Her Technologies, Inc.                               81,000    121,507
    Shih Wei Navigation Co., Ltd.                            939,183    689,353
#   Shihlin Electric & Engineering Corp.                   1,301,000  1,568,479
*   Shihlin Paper Corp.                                      555,000    825,811
    Shin Hai Gas Corp.                                         1,050      1,598
    Shin Zu Shing Co., Ltd.                                  585,144  1,499,608
*   Shining Building Business Co., Ltd.                    1,070,882    810,474
#   Shinkong Insurance Co., Ltd.                           1,052,131    811,520
    Shinkong Synthetic Fibers Corp.                        7,179,395  2,255,670
#   Shinkong Textile Co., Ltd.                             1,048,542  1,357,967
    Shiny Chemical Industrial Co., Ltd.                      243,000    366,562
#*  Shuttle, Inc.                                          1,381,152    588,461
    Sigurd Microelectronics Corp.                          1,606,974  1,678,999
*   Silicon Integrated Systems Corp.                       2,908,820    964,597
    Silicon Power Computer & Communications, Inc.            228,000    353,529
#   Silitech Technology Corp.                                604,533  1,116,784
#   Sinbon Electronics Co., Ltd.                             906,000    863,369
    Sincere Navigation Corp.                               1,422,786  1,328,782
    Singatron Enterprise Co., Ltd.                           437,000    289,593
    Sinkang Industries, Ltd.                                 153,521     53,641
    Sinmag Equipment Corp.                                   132,200    540,528
#   Sino-American Silicon Products, Inc.                   2,387,000  3,302,113
#   Sinon Corp.                                            1,709,510    846,345
#   Sinphar Pharmaceutical Co., Ltd.                         572,588    720,277
    Sinyi Realty Co.                                         770,636  1,372,954
    Sirtec International Co., Ltd.                           573,000    872,625

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
#   Sitronix Technology Corp.                                524,879 $  746,355
*   Siward Crystal Technology Co., Ltd.                      447,000    174,119
    Skymedi Corp.                                            205,000    170,557
    Soft-World International Corp.                           550,000    904,350
    Solar Applied Materials Technology Co.                 1,555,581  1,744,792
*   Solomon Technology Corp.                                 147,138     60,885
#*  Solytech Enterprise Corp.                                905,000    295,959
    Sonix Technology Co., Ltd.                               798,000  1,137,487
#   Southeast Cement Co., Ltd.                             1,039,700    507,641
    Spirox Corp.                                              66,000     29,428
#   Sporton International, Inc.                              170,960    431,529
    St Shine Optical Co., Ltd.                               202,000  4,255,228
    Standard Chemical & Pharma                               461,571    438,293
    Star Comgistic Capital Co., Ltd.                       1,020,713    440,204
#   Stark Technology, Inc.                                   598,860    515,828
#   Sunonwealth Electric Machine Industry Co., Ltd.          662,487    421,349
*   Sunplus Technology Co., Ltd.                           2,080,000    669,143
#   Sunrex Technology Corp.                                  914,736    368,064
    Sunspring Metal Corp.                                    192,000    303,917
*   Super Dragon Technology Co., Ltd.                        204,382    158,564
#   Supreme Electronics Co., Ltd.                            856,000    454,570
    Swancor Ind Co., Ltd.                                    207,000    321,509
#   Sweeten Construction Co., Ltd.                           523,889    381,391
    Syncmold Enterprise Corp.                                499,000    942,923
    Synmosa Biopharma Corp.                                  423,000    497,049
#   Sysage Technology Co., Ltd.                              331,000    382,711
    Systex Corp.                                             242,388    293,938
    TA Chen Stainless Pipe                                 2,552,953  1,261,762
*   Ta Chong Bank, Ltd.                                    7,147,322  2,498,430
*   Ta Chong Securities Co., Ltd.                            176,000     46,205
    Ta Ya Electric Wire & Cable                            2,645,306    633,784
    Ta Yih Industrial Co., Ltd.                              194,000    341,453
#   TA-I Technology Co., Ltd.                                759,778    413,948
#   Tah Hsin Industrial Co., Ltd.                            474,000    478,301
*   TAI Roun Products Co., Ltd.                              239,000     86,284
    Tai Tung Communication Co., Ltd.                          40,000     49,873
    Taichung Commercial Bank                               8,806,592  3,196,664
    TaiDoc Technology Corp.                                  184,000    276,601
#   Taiflex Scientific Co., Ltd.                             865,000  1,073,056
#   Taimide Tech, Inc.                                       446,000    410,697
#   Tainan Enterprises Co., Ltd.                             643,370    804,263
#   Tainan Spinning Co., Ltd.                              4,878,988  2,399,964
#   Taisun Enterprise Co., Ltd.                            1,408,428    697,480
    Taita Chemical Co., Ltd.                                 724,951    228,626
#   Taiwan Acceptance Corp.                                  390,480  1,013,796
    Taiwan Calsonic Co., Ltd.                                 33,000     31,546
    Taiwan Chinsan Electronic Industrial Co., Ltd.           359,000    508,726
    Taiwan Cogeneration Corp.                              1,580,566  1,057,282
    Taiwan FamilyMart Co., Ltd.                               11,000     52,000
#   Taiwan Fire & Marine Insurance Co.                     1,055,338    794,800
    Taiwan Flourescent Lamp Co., Ltd.                        176,000         --
    Taiwan FU Hsing Industrial Co., Ltd.                     670,000    656,163

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
    Taiwan Hon Chuan Enterprise Co., Ltd.                  1,127,814 $3,135,797
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd.           795,120    461,631
    Taiwan Kolin Co., Ltd.                                 1,356,000         --
#*  Taiwan Land Development Corp.                          3,367,798  1,338,726
#*  Taiwan Life Insurance Co., Ltd.                        1,790,232  1,354,567
#   Taiwan Line Tek Electronic                               404,529    419,972
    Taiwan Mask Corp.                                      1,038,412    362,631
    Taiwan Navigation Co., Ltd.                              697,777    538,085
    Taiwan Paiho, Ltd.                                     1,233,287    868,991
#   Taiwan PCB Techvest Co., Ltd.                            879,548  1,281,583
#   Taiwan Prosperity Chemical Corp.                         573,000    637,871
#   Taiwan Pulp & Paper Corp.                              1,904,980    587,318
#   Taiwan Sakura Corp.                                    1,398,003    784,754
    Taiwan Secom Co., Ltd.                                 1,062,332  2,576,020
    Taiwan Semiconductor Co., Ltd.                         1,215,000    638,635
    Taiwan Sogo Shin Kong SEC                                997,278  1,263,548
*   Taiwan Styrene Monomer                                 2,424,961    823,123
    Taiwan Surface Mounting Technology Co., Ltd.             992,000  1,657,599
#   Taiwan TEA Corp.                                       2,967,897  1,813,410
    Taiwan Union Technology Corp.                            798,000    492,269
#   Taiyen Biotech Co., Ltd.                                 969,000    945,220
#*  Tang Eng Iron Works Co., Ltd.                             60,000     62,027
*   Tatung Co., Ltd.                                      11,022,015  2,784,177
    Te Chang Construction Co., Ltd.                          322,000    374,010
    Teco Electric and Machinery Co., Ltd.                  2,510,000  2,362,228
*   Tecom Co., Ltd.                                          108,114      7,313
#*  Tekcore Co., Ltd.                                        326,000    128,445
#   Ten Ren Tea Co., Ltd.                                    187,980    308,318
#   Test Research, Inc.                                      677,926  1,119,962
    Test-Rite International Co., Ltd.                      1,655,495  1,252,091
#*  ThaiLin Semiconductor Corp.                              120,000     54,148
    Thinking Electronic Industrial Co., Ltd.                 403,204    425,142
#   Thye Ming Industrial Co., Ltd.                           852,360    915,541
    TNC Industrial Corp., Ltd.                               197,000    120,936
    Ton Yi Industrial Corp.                                3,454,644  2,557,902
#   Tong Hsing Electronic Industries, Ltd.                   609,963  2,686,796
    Tong Yang Industry Co., Ltd.                           1,752,382  1,833,764
    Tong-Tai Machine & Tool Co., Ltd.                        914,313    743,491
    Topco Scientific Co., Ltd.                               678,082  1,288,522
    Topco Technologies Corp.                                 109,000    256,588
#   Topoint Technology Co., Ltd.                             720,111    439,536
    Toung Loong Textile Manufacturing                        373,000    639,028
    Trade-Van Information Services Co.                       239,000    184,374
#   Transasia Airways Corp.                                  578,000    263,708
    Transcend Information, Inc.                              259,651    897,914
#   Tsann Kuen Enterprise Co., Ltd.                          488,686    843,461
    TSC Auto ID Technology Co., Ltd.                          46,000    205,940
#   Ttet Union Corp.                                         270,000    489,644
    TTFB Co., Ltd.                                             6,000     38,666
#   TTY Biopharm Co., Ltd.                                   755,280  2,506,584
    Tung Ho Steel Enterprise Corp.                         3,686,000  3,598,231
    Tung Ho Textile Co., Ltd.                                598,000    179,944

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
#   Tung Thih Electronic Co., Ltd.                           271,482 $  601,941
#   TURVO International Co., Ltd.                             60,000    179,237
#   TXC Corp.                                              1,343,053  2,093,315
    TYC Brother Industrial Co., Ltd.                         875,218    341,305
#*  Tycoons Group Enterprise                               2,368,182    449,840
#*  Tyntek Corp.                                           1,671,393    409,140
    TZE Shin International Co., Ltd.                         320,221    161,689
#   Ubright Optronics Corp.                                  115,000    520,165
    Unic Technology Corp.                                     72,000     32,354
#*  Union Bank Of Taiwan                                   3,222,537  1,229,918
    Unitech Computer Co., Ltd.                               281,804    140,900
#   Unitech Printed Circuit Board Corp.                    2,859,370    932,957
    United Integrated Services Co., Ltd.                   1,093,439  1,099,560
#*  Unity Opto Technology Co., Ltd.                        1,413,500  1,331,536
    Universal Cement Corp.                                 1,721,191  1,059,192
    Unizyx Holding Corp.                                   2,078,430    993,830
#   UPC Technology Corp.                                   3,382,910  1,772,445
    Userjoy Technology Co., Ltd.                             108,000    225,359
    USI Corp.                                              3,614,734  2,537,916
    Ve Wong Corp.                                            503,696    346,704
#*  Via Technologies, Inc.                                 1,520,500  1,043,318
    Viking Tech Corp.                                         43,000     40,069
#   Visual Photonics Epitaxy Co., Ltd.                     1,144,696  1,387,286
    Vivotek, Inc.                                            235,000  1,074,412
#   Wafer Works Corp.                                      1,239,580    707,776
    Wah Hong Industrial Corp.                                331,021    464,113
    Wah Lee Industrial Corp.                                 819,000  1,236,424
*   Walsin Lihwa Corp.                                     3,797,000  1,179,070
*   Walsin Technology Corp.                                2,779,873    712,634
*   Walton Advanced Engineering, Inc.                      1,443,197    523,432
*   Wan Hai Lines, Ltd.                                    1,549,000    867,137
#   WAN HWA Enterprise Co.                                   609,608    292,275
    Waterland Financial Holdings Co., Ltd.                 5,179,131  1,826,272
#   Ways Technical Corp., Ltd.                               295,000    772,182
*   WEI Chih Steel Industrial Co., Ltd.                      433,000     73,529
#   Wei Chuan Foods Corp.                                  1,785,000  2,786,131
#   Wei Mon Industry Co., Ltd.                             1,374,000    475,300
#   Weikeng Industrial Co., Ltd.                             943,100    666,186
#   Well Shin Technology Co., Ltd.                           328,000    504,965
#*  Weltrend Semiconductor                                 1,131,833    549,501
    Win Semiconductors Corp.                               2,575,000  3,062,569
*   Winbond Electronics Corp.                             14,081,138  3,916,795
*   Wintek Corp.                                           8,937,000  4,592,305
#   Wisdom Marine Lines Co., Ltd.                            742,400    999,370
#   Wistron NeWeb Corp.                                    1,058,069  1,721,918
#   WT Microelectronics Co., Ltd.                          1,366,879  1,631,621
*   WUS Printed Circuit Co., Ltd.                          1,582,000    638,513
    XAC Automation Corp.                                     229,000    205,529
#   Xxentria Technology Materials Corp.                      574,000  1,090,603
#*  Yageo Corp.                                            9,592,000  3,034,900
*   Yang Ming Marine Transport Corp.                         138,000     62,050
    YC INOX Co., Ltd.                                      1,562,171    850,032

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
TAIWAN -- (Continued)
#   YeaShin International Development Co., Ltd.            871,000 $    832,899
#   Yem Chio Co., Ltd.                                   1,519,036    1,035,490
#   YFY, Inc.                                            6,150,212    3,015,607
*   Yi Jinn Industrial Co., Ltd.                           735,312      179,660
    Yieh Phui Enterprise Co., Ltd.                       4,679,338    1,301,747
#   Young Fast Optoelectronics Co., Ltd.                   683,872    1,232,047
#   Young Optics, Inc.                                     264,111      646,914
    Youngtek Electronics Corp.                             480,532    1,215,632
    Yufo Electronics Co., Ltd.                              98,000       70,797
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.       313,869      845,706
#   YungShin Global Holding Corp.                          773,300    1,080,692
    Yungtay Engineering Co., Ltd.                        1,485,000    3,550,676
    Zeng Hsing Industrial Co., Ltd.                        227,000    1,069,951
#   Zenitron Corp.                                         902,000      580,779
#   Zig Sheng Industrial Co., Ltd.                       2,246,270      686,435
    Zinwell Corp.                                        1,474,586    1,234,257
#   Zippy Technology Corp.                                 581,948      523,046
#   ZongTai Real Estate Development Co., Ltd.              265,000      252,351
                                                                   ------------
TOTAL TAIWAN                                                        596,134,287
                                                                   ------------
THAILAND -- (5.0%)
    AAPICO Hitech PCL                                      808,680      757,707
    Aeon Thana Sinsap Thailand PCL                         142,500      531,644
    AJ Plast PCL                                         1,980,088      883,787
    Amarin Printing & Publishing PCL                        70,600       69,157
    Amata Corp. PCL                                      3,066,100    2,402,736
*   Apex Development PCL                                     3,536           --
    Asia Green Energy PCL                                3,189,900      369,528
    Asia Plus Securities PCL                             6,454,900      985,279
    Asian Insulators PCL                                 1,029,600      627,933
    Asian Property Development PCL                       6,988,860    2,238,340
    Bangchak Petroleum PCL                               3,481,100    4,299,485
    Bangkok Aviation Fuel Services PCL                   1,352,317    1,096,598
    Bangkok Chain Hospital PCL                           5,687,950    2,344,947
    Bangkok Expressway PCL                               1,996,600    2,721,090
    Bangkok Insurance PCL                                  128,701    1,705,782
    Bangkok Life Assurance PCL                           1,718,400    4,435,053
*   Bangkok Metro PCL                                   27,816,100    1,393,174
*   Bangkok Rubber PCL                                      14,600           --
    Bangkokland PCL                                     47,599,570    3,340,890
    Bumrungrad Hospital PCL                              1,571,000    4,402,547
    CalComp Electronics Thailand PCL                    10,456,100    1,282,520
*   Central Paper Industry P.L.C.                               20           --
    Central Plaza Hotel PCL                              3,739,500    4,746,043
    CH Karnchang PCL                                     5,219,100    4,890,128
    Charoong Thai Wire & Cable PCL                       1,155,700      594,585
    Country Group Securities PCL                         4,115,800      276,256
    CS Loxinfo PCL                                       1,502,600      670,666
    Delta Electronics Thailand PCL                       2,928,500    3,791,584
    Dhipaya Insurance PCL                                  298,300      327,774
    Diamond Building Products PCL                        1,937,400      623,797
    DSG International Thailand PCL                       2,134,100      756,206

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ----------- ----------
THAILAND -- (Continued)
    Dynasty Ceramic PCL                                    1,013,200 $2,148,951
    Eastern Water Resources Development and Management
      PCL                                                  3,865,500  1,870,191
    Electricity Generating PCL                               677,800  3,544,882
    Erawan Group PCL (The)                                 6,580,870  1,244,423
    Esso Thailand PCL                                      8,749,400  2,876,719
*   G J Steel PCL                                        119,093,000    527,499
    G Steel PCL (Foreign)                                 27,015,300    322,159
    GFPT PCL                                               3,315,300    948,842
*   GMM Grammy PCL                                         1,313,300  1,064,959
*   Golden Land Property Development PCL                   1,327,000    578,726
    Hana Microelectronics PCL                              1,909,896  1,613,813
    Hemaraj Land and Development PCL                      23,340,300  3,419,533
    Home Product Center PCL                                        1         --
    ICC International PCL                                    204,600    285,813
*   Italian-Thai Development PCL                          16,974,830  4,858,214
*   ITV PCL                                                2,785,600     99,655
    Jasmine International PCL                             16,740,700  4,705,648
    Jaymart PCL                                              930,900    832,577
    Jubilee Enterprise PCL                                    63,300     58,771
    Kang Yong Electric PCL                                    23,900    229,635
    KCE Electronics PCL                                    1,192,100    706,730
    KGI Securities Thailand PCL                            5,870,600    716,073
    Khon Kaen Sugar Industry PCL                           4,016,500  1,710,605
    Kiatnakin Bank PCL                                     2,230,000  5,356,559
*   Laguna Resorts & Hotels PCL                              167,200    247,809
    Lanna Resources PCL                                    1,377,750    802,710
    LH Financial Group PCL                                22,930,100  1,140,646
    Loxley PCL                                             5,366,676  1,225,102
    LPN Development PCL (B00PXK5)                            411,500    335,089
    LPN Development PCL (B00Q643)                          1,488,000  1,211,693
    Major Cineplex Group PCL                               2,775,900  2,099,659
    MBK PCL                                                  463,400  2,620,934
    MCOT PCL                                               1,805,600  3,075,980
    Minor International PCL                                4,308,513  4,403,932
    Modernform Group PCL                                     413,900    138,202
*   Muang Thai Insurance PCL                                  19,588     54,559
    Muramoto Electron Thailand PCL                            14,000     82,044
*   Nation Multimedia Group PCL                            5,589,700    514,214
*   Natural Park PCL                                      24,751,200    151,796
    Nava Nakorn PCL                                          370,200     38,344
    Patum Rice Mill & Granary PCL                              5,500     19,676
    Polyplex Thailand PCL                                  2,040,800    855,259
    Precious Shipping PCL                                  2,537,500  1,538,927
    President Rice Products PCL                                2,700      5,980
    Property Perfect PCL                                  16,625,900  1,008,317
    Pruksa Real Estate PCL                                 5,294,600  5,276,560
    Quality Houses PCL                                    23,560,508  3,387,576
*   Raimon Land PCL                                       13,557,900    997,788
    Ratchaburi Electricity Generating Holding PCL             37,300     75,299
*   Regional Container Lines PCL                           2,136,600    505,941
    Robinson Department Store PCL                            776,525  2,109,978
    Rojana Industrial Park PCL                             3,933,300  1,675,170

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
THAILAND -- (Continued)
    RS PCL                                                 2,070,500 $  832,433
    Saha Pathana Inter-Holding PCL                           680,300    631,624
    Saha-Union PCL                                           746,600  1,055,670
*   Sahaviriya Steel Industries PCL                       66,223,300  1,308,672
    Samart Corp. PCL                                       2,563,800  2,445,874
    Samart I-Mobile PCL                                    9,719,600  1,377,633
    Samart Telcoms PCL                                     1,558,100  1,340,444
    Sansiri PCL                                           20,182,408  3,025,642
    SC Asset Corp PCL                                      8,425,000  2,239,012
    SE Education PCL                                         152,790     51,017
    Siam City Cement PCL                                      95,600  1,589,533
*   Siam Commercial Samaggi Insurance PCL (The)               28,300     22,370
    Siam Future Development PCL                            3,491,921  1,082,674
    Siam Global House PCL                                  4,263,883  3,254,207
    Siam Makro PCL                                            31,900    819,509
    Siamgas & Petrochemicals PCL                           2,425,600  1,074,371
    Sino Thai Engineering & Construction PCL               3,523,499  3,361,430
    SNC Former PCL                                           727,100    604,472
*   Solartron PCL                                            445,500    132,056
    Somboon Advance Technology PCL                         1,280,937  1,254,751
*   SPCG PCL                                               1,530,500  1,629,578
    Sri Trang Agro-Industry PCL                            3,260,490  1,733,003
    Srithai Superware PCL                                    871,700    801,905
    STP & I PCL                                              846,435  2,696,479
    Supalai PCL                                            4,220,933  2,948,181
    Susco PCL                                              2,747,900    571,114
*   SVI PCL                                                5,696,000    815,101
    Symphony Communication PCL                               146,400     95,272
*   Tata Steel Thailand PCL                               18,752,600    709,212
    Thai Airways International PCL (6888868)               5,239,600  5,266,378
    Thai Airways International PCL (6364971)                 141,400    142,123
    Thai Carbon Black PCL                                    504,600    481,390
    Thai Central Chemical PCL                                194,300    157,558
    Thai Factory Development PCL                             430,900    207,008
    Thai Metal Trade PCL                                     467,500    232,555
    Thai Rayon PCL                                            11,100     16,546
*   Thai Reinsurance PCL (6609995)                           833,200    157,556
*   Thai Reinsurance PCL (6609575)                         5,860,200  1,108,147
    Thai Rung Union Car PCL                                  603,100    258,912
    Thai Stanley Electric PCL                                189,300  1,618,886
    Thai Steel Cable PCL                                       3,400      1,946
    Thai Tap Water Supply PCL                              9,797,600  3,505,104
    Thai Union Frozen Products PCL                           104,400    200,974
    Thai Vegetable Oil PCL                                 2,448,775  1,918,972
    Thai Wacoal PCL                                           78,000    152,811
    Thai-German Ceramic PCL                                2,132,000    454,003
    Thaicom PCL                                            2,938,500  3,429,084
    Thanachart Capital PCL                                 3,271,000  5,321,644
    Thitikorn PCL                                             52,800     36,159
*   Thoresen Thai Agencies PCL                             3,217,520  1,962,304
    Ticon Industrial Connection PCL                        2,505,187  2,108,283
    Tipco Asphalt PCL                                        684,790  1,650,729

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
THAILAND -- (Continued)
    TIPCO Foods PCL                                      2,397,682 $  1,111,021
    Tisco Financial Group PCL (B3KFW10)                    529,000      991,312
    Tisco Financial Group PCL (B3KFW76)                  1,212,500    2,272,147
    Toyo-Thai Corp. PCL                                  1,290,600    2,418,501
    TPI Polene PCL                                       5,205,560    2,660,422
*   Tycoons Worldwide Group Thailand PCL                   804,700      167,246
    Union Mosaic Industry PCL                            1,057,200    1,116,634
    Unique Engineering & Construction PCL                3,212,300      952,198
    Univanich Palm Oil PCL                                  92,500      390,801
    Univentures PCL                                      4,012,000    1,804,375
    Vanachai Group PCL                                   3,321,266      452,643
    Vibhavadi Medical Center PCL                         1,884,600    1,046,643
    Vinythai PCL                                         2,747,134    1,731,584
    Workpoint Entertainment PCL                            699,600    1,340,801
                                                                   ------------
TOTAL THAILAND                                                      216,234,036
                                                                   ------------
TURKEY -- (3.3%)
    Adana Cimento Sanayii TAS Class A                      445,799    1,120,059
    Adel Kalemcilik Ticaret ve Sanayi A.S.                  17,667      530,200
*   Afyon Cimento Sanayi TAS                                 6,850      245,617
    Akcansa Cimento A.S.                                   339,494    2,045,687
*   Akenerji Elektrik Uretim A.S.                        1,656,375    1,545,357
*   Akfen Holding A.S.                                     643,056    1,952,947
*   AKIS Gayrimenkul Yatirimi A.S.                          45,283       84,930
    Aksa Akrilik Kimya Sanayii                             729,783    2,151,979
    Aksigorta A.S.                                         971,386    1,226,133
    Aktas Elektrik Ticaret A.S.                                370           --
    Alarko Holding A.S.                                    682,424    2,065,307
*   Albaraka Turk Katilim Bankasi A.S.                   2,388,414    2,589,267
    Alkim Alkali Kimya A.S.                                 12,811      101,942
*   Altinyildiz Mensucat ve Konfeksiyon Fabrikalari A.S.   110,344    3,064,168
*   Anadolu Anonim Tuerk Sigorta Sirketi                 1,696,046    1,260,070
*   Anadolu Cam Sanayii A.S.                               835,154    1,291,957
    Anadolu Hayat Emeklilik A.S.                           631,921    2,048,318
    Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S.           33,596      495,597
    Aselsan Elektronik Sanayi Ve Ticaret A.S.               30,890      183,763
*   Asya Katilim Bankasi A.S.                            3,871,934    4,694,970
    Aygaz A.S.                                             124,525      677,818
    Bagfas Bandirma Gubre Fabrik                            34,971    1,049,255
*   Banvit Bandirma Vitaminli Yem Sanayii ASA              256,707      570,767
    Baticim Bati Anadolu Cimento Sanayii A.S.              244,994    1,047,484
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.     379,793      321,907
    Bizim Toptan Satis Magazalari A.S.                     140,522    2,369,816
    Bolu Cimento Sanayii A.S.                              359,959      440,223
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.          70,795    1,348,979
*   Bosch Fren Sistemleri                                      989      107,405
*   Boyner Buyuk Magazacilik                               274,225    1,048,064
    Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.       142,681      398,116
    Bursa Cimento Fabrikasi A.S.                           194,283      552,752
*   Celebi Hava Servisi A.S.                                45,555      534,433
    Cimsa Cimento Sanayi VE Tica                           340,965    2,027,226
*   Deva Holding A.S.                                      580,927      723,533

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TURKEY -- (Continued)
*   Dogan Gazetecilik A.S.                                    94,629 $   83,509
*   Dogan Sirketler Grubu Holding A.S.                     5,729,076  3,874,060
*   Dogan Yayin Holding A.S.                               3,676,693  1,805,830
    Dogus Otomotiv Servis ve Ticaret A.S.                    565,291  3,603,647
*   Dyo Boya Fabrikalari Sanayi ve Ticaret A.S.              491,290    406,306
*   Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.         265,518    736,273
    Eczacibasi Yatirim Holding Ortakligi A.S.                271,485  1,061,408
    EGE Seramik Sanayi ve Ticaret A.S.                       626,961    903,508
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S.                               1,282,818  1,834,366
    Fenerbahce Futbol A.S.                                    19,461    438,503
*   Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.       20,599    470,686
    Gentas Genel Metal Sanayi ve Ticaret A.S.                463,448    344,060
*   Global Yatirim Holding A.S.                            1,903,441  1,926,620
    Goldas Kuyumculuk Sanayi Ithalat ve Ihracat A.S.           8,540      1,000
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.      46,627  1,717,856
    Goodyear Lastikleri TAS                                   31,518  1,108,607
*   GSD Holding                                            1,876,627  1,467,499
*   Gubre Fabrikalari TAS                                    180,096  1,588,610
*   Gunes Sigorta                                            330,927    447,476
*   Hurriyet Gazetecilik A.S.                              1,130,609    593,943
*   Ihlas EV Aletleri                                        387,355    127,774
*   Ihlas Holding A.S.                                     5,470,959  2,506,540
*   Ihlas Madencilik A.S.                                     45,640    130,474
*   Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
      Ticaret A.S.                                            83,612    229,180
*   Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.              814,394  2,301,964
*   Is Finansal Kiralama A.S.                                872,130    496,594
    Is Yatirim Menkul Degerler A.S. Class A                  234,612    221,408
*   Isiklar Yatirim Holding A.S.                             237,725     77,036
*   Izmir Demir Celik Sanayi A.S.                            497,126    823,724
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                              1,003,252  1,487,546
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                                488,477  1,150,054
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                              3,431,088  3,882,552
*   Karsan Otomotiv Sanayii Ve Ticaret A.S.                  266,647    169,757
    Kartonsan Karton Sanayi ve Ticaret A.S.                    6,994  1,136,968
*   Kerevitas Gida Sanayi ve Ticaret A.S.                      8,607    190,832
    Konya Cimento Sanayii A.S.                                 6,934  1,312,386
    Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi
      ve Ticaret A.S.                                        116,486    236,016
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.         1,324,701  3,300,440
    Mardin Cimento Sanayii ve Ticaret A.S.                   285,454    920,868
*   Marshall Boya ve Vernik                                   28,715    813,682
*   Menderes Tekstil Sanayi ve Ticaret A.S.                  831,656    255,569
*   Metro Ticari ve Mali Yatirimlar Holding A.S.           1,093,007    391,216
*   Migros Ticaret A.S.                                       15,180    197,139
*   Mondi Tire Kutsan Kagit Ve Ambalaj Sanayii A.S.          149,549    105,189
    Mudurnu Tavukculuk A.S.                                    1,740         --
    Mutlu Aku ve Malzemeleri Sanayi A.S.                      92,328    406,996
*   Nergis Holding A.S.                                        1,784         --
*   NET Holding A.S.                                       1,294,842  1,829,039
*   Net Turizm Ticaret ve Sanayi SA                        1,076,216    576,274
    Netas Telekomunikasyon A.S.                              139,160    835,796
    Nuh Cimento Sanayi A.S.                                  296,930  1,806,537
    Otokar Otomotiv Ve Savunma Sanayi A.S.                    68,877  2,531,757

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
TURKEY -- (Continued)
    Park Elektrik Uretim Madencilik Sanayi ve Ticaret
      A.S.                                               490,325 $    1,842,559
*   Petkim Petrokimya Holding A.S.                     2,761,364      4,814,279
    Pinar Entegre Et ve Un Sanayi A.S.                   138,355        597,604
    Pinar SUT Mamulleri Sanayii A.S.                     122,693      1,171,187
*   Polyester Sanayi A.S.                                898,330        572,243
    Raks Elektronik Sanayi ve Ticaret A.S.                 2,730             --
*   Reysas Tasimacilik ve Lojistik Ticaret A.S.            8,051          3,283
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret
      A.S.                                               238,910        382,953
*   Sekerbank TAS                                      2,651,790      3,051,803
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.          1,205,618      1,414,647
*   Soda Sanayii A.S.                                    633,097        901,324
*   TAT Konserve Sanayii A.S.                            546,582        750,995
    Tekfen Holding A.S.                                1,104,193      4,291,665
*   Tekstil Bankasi A.S.                               1,239,261      1,170,234
    Tofas Turk Otomobil Fabrikasi A.S.                         1              7
    Trabzonspor Sportif Yatirim ve Futbol
      Isletmeciligi TAS                                    2,812          9,101
*   Trakya Cam Sanayi A.S.                             1,620,366      2,741,072
    Turcas Petrol A.S.                                   552,947      1,072,195
    Turk Traktor ve Ziraat Makineleri A.S.                95,109      3,599,446
    Turkiye Sinai Kalkinma Bankasi A.S.                4,171,949      6,012,866
    Ulker Biskuvi Sanayi A.S.                            585,505      5,012,024
    Uzel Makina Sanayii A.S.                             172,635             --
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.             448,928        678,973
*   Vestel Elektronik Sanayi ve Ticaret A.S.             660,767        841,733
*   Yapi Kredi Sigorta A.S.                              194,413      1,910,348
*   Zorlu Enerji Elektrik Uretim A.S.                  1,442,268      1,248,566
                                                                 --------------
TOTAL TURKEY                                                        140,872,227
                                                                 --------------
TOTAL COMMON STOCKS                                               3,893,353,784
                                                                 --------------
PREFERRED STOCKS -- (1.6%)

BRAZIL -- (1.6%)
    Alpargatas SA                                        637,780      4,249,210
    Banco ABC Brasil SA                                  546,378      4,292,921
    Banco Alfa de Investimento SA                          2,600          8,174
    Banco Daycoval SA                                    230,527      1,214,422
    Banco do Estado do Rio Grande do Sul SA Class B      443,847      3,738,009
    Banco Industrial e Comercial SA                      393,920      1,112,407
    Banco Indusval SA                                     11,800         42,582
    Banco Mercantil do Brasil SA                           8,069         45,774
*   Banco Panamericano SA                                773,200      2,666,540
    Banco Pine SA                                        142,335        984,590
    Banco Sofisa SA                                       92,600        166,617
    Bardella SA Industrias Mecanicas                         500         15,994
*   Battistella Adm Participacoes SA                      35,500         17,743
*   Bombril SA                                            11,300         41,992
    Centrais Eletricas de Santa Catarina SA               75,400        902,576
    Cia de Gas de Sao Paulo Class A                      122,572      3,292,888
    Cia de Saneamento do Parana                          185,001        675,925
*   Cia de Tecidos do Norte de Minas--Coteminas                2              4
    Cia de Transmissao de Energia Eletrica Paulista       81,500      1,427,752
    Cia Energetica de Sao Paulo Class B                  316,800      3,352,071

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
BRAZIL -- (Continued)
    Cia Energetica do Ceara Class A                         159,611 $ 3,814,071
    Cia Ferro Ligas da Bahia--Ferbasa                       265,449   1,625,266
    Contax Participacoes SA                                 604,175   1,600,464
    Eletropaulo Metropolitana Eletricidade de Sao Paulo
      SA                                                    707,800   2,907,967
*   Empresa Metropolitana de Aguas e Energia SA              24,000      90,506
    Energisa SA                                             123,600     142,087
    Eucatex SA Industria e Comercio                         128,527     492,716
    Forjas Taurus SA                                        513,632     670,038
    Fras-Le Middle East Class A                              30,300      81,779
*   Gol Linhas Aereas Inteligentes SA                       333,400   2,051,308
*   Inepar SA Industria e Construcoes                       292,768     239,980
    Klabin SA                                               727,500   4,872,423
*   Mangels Industrial SA                                    14,600      14,230
    Marcopolo SA                                          1,319,600   8,778,646
    Parana Banco SA                                          46,800     339,641
    Randon Participacoes SA                                 983,226   6,418,059
    Saraiva SA Livreiros Editores                           120,773   2,003,477
    Schulz SA                                                 9,000      40,665
    Sharp SA Equipamentos Eletronicos                    30,200,000          --
*   Suzano Papel e Celulose SA Class A                      427,498   1,559,783
    Unipar Participacoes SA Class B                       2,673,448     681,474
    Whirlpool SA                                            208,916     433,338
                                                                    -----------
TOTAL BRAZIL                                                         67,106,109
                                                                    -----------
CHILE -- (0.0%)
    Coca-Cola Embonor SA Class B                              8,190      25,564
                                                                    -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA                                      34,484      80,302
                                                                    -----------
HONG KONG -- (0.0%)
    Li Ning Co., Ltd.                                     1,721,000     949,193
                                                                    -----------
MALAYSIA -- (0.0%)
    TA Global Bhd                                           248,478      18,806
                                                                    -----------
TOTAL PREFERRED STOCKS                                               68,179,974
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

CHINA -- (0.0%)
*   Shui On Land, Ltd. Rights 05/13/13                    4,261,161     444,778
                                                                    -----------
MALAYSIA -- (0.0%)
*   Mah Sing Group Bhd Rights 03/18/18                      471,928      62,820
*   Malayan Flour Mills Bhd Rights 05/09/17                     850          74
*   Notion VTEC Bhd Rights 05/02/17                          10,317         390
                                                                    -----------
TOTAL MALAYSIA                                                           63,284
                                                                    -----------
POLAND -- (0.0%)
*   Polimex-Mostostal SA Rights                           2,699,832          --
                                                                    -----------
SOUTH KOREA -- (0.0%)
*   Green Cross Corp. Rights 05/31/13                         1,939      55,473

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                       SHARES       VALUE++
                                                     ----------- --------------
SOUTH KOREA -- (Continued)
*     Korea Circuit Co., Ltd. Rights 05/29/13              9,797 $       51,153
                                                                 --------------
TOTAL SOUTH KOREA                                                       106,626
                                                                 --------------
THAILAND -- (0.0%)
*     G J Steel PCL Rights 02/07/20                    5,379,492         73,315
*     LH Financial Group PCL Rights 05/23/13             751,447         11,777
*     Loxley PCL Rights 04/21/16                          63,889             --
*     Nation Multimedia Group PCL Rights 06/14/13      4,031,200        466,988
*     Thoresen Thai Agencies PCL Rights 09/12/15         213,527         48,744
*     Tisco Financial Group PCL Rights 06/26/13          174,150        183,940
                                                                 --------------
TOTAL THAILAND                                                          784,764
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                 1,399,452
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                     ----------- --------------
SECURITIES LENDING COLLATERAL -- (8.4%)
(S)@  DFA Short Term Investment Fund                  31,460,674    364,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $743,925 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $760,322) to be repurchased at $745,417   $       745        745,414
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                                 364,745,414
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,681,070,667)              $4,327,678,624
                                                                 ==============

                    DIMENSIONAL EMERGING MARKETS VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                          SHARES     VALUE++
                                                        ---------- ------------
COMMON STOCKS -- (91.3%)

BRAZIL -- (8.7%)
    Banco Alfa de Investimento SA                           86,000 $    272,948
    Banco do Brasil SA                                   4,227,864   53,314,511
    Banco Santander Brasil SA                            1,701,517   12,501,462
    Banco Santander Brasil SA ADR                       18,012,780  133,654,828
    Bematech SA                                            655,700    2,638,203
*   BHG SA - Brazil Hospitality Group                      258,114    2,234,429
    BM&FBovespa SA                                      26,824,074  185,955,220
    BR Malls Participacoes SA                              779,797    9,202,053
*   BrasilAgro - Co. Brasileira de Propriedades
      Agricolas                                             31,800      159,099
#   Braskem SA Sponsored ADR                               625,703   11,043,658
    Brookfield Incorporacoes SA                          8,970,058    9,863,365
*   CCX Carvao da Colombia SA                              198,100      387,140
    Cia Providencia Industria e Comercio SA                359,200    1,587,069
    CR2 Empreendimentos Imobiliarios SA                     99,200      200,309
    Cremer SA                                              244,070    1,559,023
    Eternit SA                                             294,701    1,406,670
    Even Construtora e Incorporadora SA                  4,862,748   22,773,434
*   Fertilizantes Heringer SA                              260,400    1,504,548
*   Fibria Celulose SA                                   1,881,464   20,011,273
#*  Fibria Celulose SA Sponsored ADR                     4,089,820   43,720,176
    Forjas Taurus SA                                       224,056      313,561
*   Gafisa SA                                            5,930,378   11,826,669
#*  Gafisa SA ADR                                        3,374,767   13,397,825
*   General Shopping Brasil SA                             203,430    1,250,625
    Gerdau SA                                            1,928,388   13,194,868
#   Gerdau SA Sponsored ADR                             12,145,574   95,342,756
    Grendene SA                                            630,304    7,182,772
*   Hypermarcas SA                                       3,903,346   31,176,043
*   IdeiasNet SA                                           445,049      413,740
*   Industrias Romi SA                                     630,800    1,702,521
*   Inepar SA Industria e Construcoes                       26,528       22,143
    JBS SA                                              17,008,240   53,640,882
    JHSF Participacoes SA                                  875,027    3,188,278
    Kepler Weber SA                                        102,569      735,657
*   Log-in Logistica Intermodal SA                         803,100    3,692,875
    Magnesita Refratarios SA                             3,143,166   11,295,446
*   Marfrig Alimentos SA                                 5,057,848   17,215,517
*   Metalfrio Solutions SA                                  78,100      142,089
*   MMX Mineracao e Metalicos SA                         1,718,796    2,018,828
    MRV Engenharia e Participacoes SA                    1,137,428    4,894,792
*   OSX Brasil SA                                          340,712      522,797
*   Paranapanema SA                                      4,323,343   12,511,386
    PDG Realty SA Empreendimentos e Participacoes       27,534,219   31,102,004
    Petroleo Brasileiro SA                               5,276,835   50,506,755
#   Petroleo Brasileiro SA ADR                          18,401,141  352,381,850
#   Petroleo Brasileiro SA Sponsored ADR                20,796,933  415,314,752
    Plascar Participacoes Industriais SA                   637,955      137,109
*   Positivo Informatica SA                                666,226    1,531,745
    Profarma Distribuidora de Produtos Farmaceuticos SA    234,925    2,576,161
    Rodobens Negocios Imobiliarios SA                      339,816    2,488,219
    Rossi Residencial SA                                10,841,395   18,260,903

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                      SHARES        VALUE++
                                                   ------------- --------------
BRAZIL -- (Continued)
    Sao Carlos Empreendimentos e Participacoes SA         68,000 $    1,577,348
    Sao Martinho SA                                      565,163      7,948,863
    SLC Agricola SA                                      899,691      7,932,300
*   Springs Global Participacoes SA                    1,522,699      2,762,663
    Sul America SA                                       556,590      4,158,951
    Tecnisa SA                                           861,104      3,864,908
    Tereos Internacional SA                              509,672        822,812
    TPI - Triunfo Participacoes e Investimentos SA       228,700      1,301,958
    Trisul SA                                             95,461        205,164
*   Usinas Siderurgicas de Minas Gerais SA             2,197,000     11,046,767
*   Vanguarda Agro SA                                 23,334,836      4,431,957
    Via Varejo SA                                         42,731        533,937
*   Viver Incorporadora e Construtora SA               3,433,092      1,063,860
                                                                 --------------
TOTAL BRAZIL                                                      1,721,622,474
                                                                 --------------
CHILE -- (1.6%)
    Banco de Credito e Inversiones                           911         65,378
*   Cementos BIO BIO SA                                  665,307        897,059
    Cencosud SA                                          805,770      4,550,432
    Cia General de Electricidad SA                     1,184,945      7,170,811
*   Cia Pesquera Camanchaca SA                            10,000            626
*   Cia Sud Americana de Vapores SA                   50,773,323      4,528,038
    Cintac SA                                            155,202         69,206
    Corpbanca SA                                   1,141,490,366     15,633,534
    Cristalerias de Chile SA                             264,624      2,719,567
    Cruz Blanca Salud SA                                  26,676         30,587
    CTI Cia Tecno Industrial SA                          488,163         32,848
#   Embotelladora Andina SA Class A ADR                   19,478        615,310
    Empresas CMPC SA                                  18,480,393     68,278,763
    Empresas COPEC SA                                  2,349,354     33,672,660
    Empresas Hites SA                                  1,167,266      1,065,770
    Empresas Iansa SA                                 49,008,058      3,226,966
    Enersis SA                                        65,132,527     24,548,303
    Enersis SA Sponsored ADR                           5,249,009     99,101,290
    Gasco SA                                             159,015      1,603,825
    Grupo Security SA                                    983,876        394,846
    Inversiones Aguas Metropolitanas SA                5,988,339     12,714,174
    Latam Airlines Group SA                               35,986        743,476
#   Latam Airlines Group SA Sponsored ADR                 36,293        751,265
    Madeco SA                                         64,223,012      2,498,281
    Masisa SA                                         37,152,936      3,392,242
    Minera Valparaiso SA                                   1,927         65,304
    Parque Arauco SA                                     167,834        434,027
    PAZ Corp. SA                                       1,839,510      1,236,255
    Ripley Corp. SA                                   11,731,574     12,206,118
    Salfacorp SA                                       1,284,664      2,400,476
*   Sociedad Matriz SAAM SA                           51,571,533      5,913,288
    Sociedad Quimica y Minera de Chile SA Class A         31,595      1,613,965
    Socovesa SA                                        5,686,559      2,740,947
    Soquimich Comercial SA                               189,354         55,843
    Vina Concha y Toro SA                              1,549,089      3,026,176
    Vina Concha y Toro SA Sponsored ADR                    2,846        111,535

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
CHILE -- (Continued)
    Vina San Pedro Tarapaca SA                          57,038,434 $    393,619
                                                                   ------------
TOTAL CHILE                                                         318,502,810
                                                                   ------------
CHINA -- (14.1%)
#   361 Degrees International, Ltd.                      6,803,000    1,818,190
    Agile Property Holdings, Ltd.                       17,582,000   22,793,990
    Agricultural Bank of China, Ltd. Class H           255,464,000  122,746,565
    Air China, Ltd. Class H                              1,580,000    1,282,872
#*  Aluminum Corp. of China, Ltd. ADR                      276,693    2,670,087
#*  Aluminum Corp. of China, Ltd. Class H                8,702,000    3,333,112
    AMVIG Holdings, Ltd.                                 5,605,100    2,167,827
#*  Angang Steel Co., Ltd. Class H                      15,187,640    8,961,460
    Anhui Tianda Oil Pipe Co., Ltd.                      2,847,412      510,108
    Asia Cement China Holdings Corp.                     7,788,500    4,325,311
    Asian Citrus Holdings, Ltd.                          6,995,000    2,971,404
#*  Ausnutria Dairy Corp., Ltd.                            268,000       50,422
*   AVIC International Holding HK, Ltd.                 19,134,285      814,959
*   AVIC International Holdings, Ltd.                    2,526,000    1,025,304
    Bank of China, Ltd. Class H                        989,630,331  463,675,570
    Bank of Communications Co., Ltd. Class H           110,893,574   88,310,920
    Baoye Group Co., Ltd. Class H                        2,061,120    1,625,284
    BBMG Corp. Class H                                   2,013,500    1,624,044
    Beijing Capital International Airport Co., Ltd.
      Class H                                           24,271,599   16,799,263
    Beijing Capital Land, Ltd. Class H                  17,229,060    6,306,405
*   Beijing Development HK, Ltd.                           586,000      127,023
    Beijing Enterprises Holdings, Ltd.                   5,620,000   42,038,240
    Beijing Jingkelong Co., Ltd. Class H                   457,000      168,013
    Beijing North Star Co., Ltd. Class H                 8,382,000    2,087,209
*   Besunyen Holdings Co., Ltd.                          2,299,000      106,816
    Boer Power Holdings, Ltd.                            1,744,000    1,192,498
    BYD Electronic International Co., Ltd.              13,059,136    6,890,747
#   C C Land Holdings, Ltd.                             20,827,286    7,010,297
#*  Carnival Group International Holdings, Ltd.          1,700,000      104,984
    Central China Real Estate, Ltd.                      7,932,350    2,717,536
    Changshouhua Food Co., Ltd.                            856,000      561,191
#*  Chaoda Modern Agriculture Holdings, Ltd.            37,445,412    1,872,273
*   Chigo Holding, Ltd.                                 48,856,000    1,388,164
    China Aerospace International Holdings, Ltd.        32,830,000    3,517,163
    China Agri-Industries Holdings, Ltd.                30,816,500   15,105,202
    China All Access Holdings, Ltd.                        480,000      148,169
    China Aoyuan Property Group, Ltd.                   14,941,000    3,432,122
    China Automation Group, Ltd.                         6,821,000    1,525,005
    China BlueChemical, Ltd.                             3,450,878    2,112,691
#*  China Chengtong Development Group, Ltd.              4,982,000      178,674
    China CITIC Bank Corp., Ltd. Class H               113,494,716   64,035,377
    China Coal Energy Co., Ltd. Class H                 60,445,000   46,659,951
    China Communications Construction Co., Ltd.
      Class H                                           65,910,327   63,345,080
    China Communications Services Corp., Ltd. Class H   29,797,071   21,790,261
    China Construction Bank Corp. Class H              214,422,940  179,967,415
*   China COSCO Holdings Co., Ltd. Class H              37,168,500   15,700,428
    China Dongxiang Group Co.                           46,914,127    8,118,109
*   China Energine International Holdings, Ltd.          7,322,390      330,966

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                         SHARES      VALUE++
                                                       ----------- ------------
CHINA -- (Continued)
    China Everbright, Ltd.                              12,195,869 $ 19,345,111
*   China Fiber Optic Network System Group, Ltd.           660,000       96,327
    China Glass Holdings, Ltd.                           8,960,000    1,216,108
*   China Green Holdings, Ltd.                           7,842,800    1,090,435
#   China Haidian Holdings, Ltd.                        22,761,108    2,525,211
#   China High Precision Automation Group, Ltd.            429,000       67,445
#*  China High Speed Transmission Equipment Group
      Co., Ltd.                                         17,215,000    8,337,086
#*  China Huiyuan Juice Group, Ltd.                      8,259,483    3,716,008
*   China ITS Holdings Co., Ltd.                         7,630,000    1,645,582
#   China Lumena New Materials Corp.                    53,224,000   11,625,358
    China Merchants Holdings International Co., Ltd.     9,101,424   28,754,426
#   China Metal Recycling Holdings, Ltd.                 3,259,800    3,961,253
*   China Mining Resources Group, Ltd.                  30,230,000      233,733
#   China Minsheng Banking Corp., Ltd. Class H          57,085,500   73,292,194
*   China Mobile Games & Entertainment Group, Ltd. ADR      24,079      269,444
    China Molybdenum Co., Ltd. Class H                   1,593,263      617,691
#   China National Materials Co., Ltd.                  13,923,000    3,455,101
#*  China New Town Development Co., Ltd.                19,348,022    1,525,929
    China Nickel Resources Holdings Co., Ltd.            5,532,000      322,010
*   China Oriental Group Co., Ltd.                          26,000        4,822
#   China Petroleum & Chemical Corp. ADR                   993,796  109,874,086
    China Petroleum & Chemical Corp. Class H           163,824,289  180,790,542
#*  China Precious Metal Resources Holdings Co., Ltd.    5,738,000      976,037
#*  China Properties Group, Ltd.                         7,347,000    1,816,620
    China Qinfa Group, Ltd.                              6,458,000      692,516
#   China Railway Construction Corp., Ltd. Class H      29,430,014   29,752,433
#   China Rare Earth Holdings, Ltd.                     20,507,000    3,205,827
    China Resources Land, Ltd.                           2,904,107    8,783,407
#   China Rongsheng Heavy Industries Group Holdings,
      Ltd.                                              25,007,500    3,616,411
*   China Sandi Holdings, Ltd.                             259,110       19,700
    China Sanjiang Fine Chemicals Co., Ltd.                199,000       96,812
    China SCE Property Holdings, Ltd.                    1,331,000      334,576
#*  China Shipping Container Lines Co., Ltd. Class H    56,393,700   13,491,888
#   China Shipping Development Co., Ltd. Class H        19,327,488    8,293,068
#   China South City Holdings, Ltd.                     13,892,462    2,383,573
    China Southern Airlines Co., Ltd. Class H           17,624,000    9,318,639
    China Starch Holdings, Ltd.                         18,995,000      519,711
    China Sunshine Paper Holdings Co., Ltd.                805,500       89,621
    China Taifeng Beddings Holdings, Ltd.                  462,000      116,328
    China Tianyi Holdings, Ltd.                            756,000       98,659
    China Tontine Wines Group, Ltd.                      7,118,000      413,629
    China Travel International Inv HK                   52,275,631   10,660,520
    China Unicom Hong Kong, Ltd.                         4,822,000    6,940,325
#   China Unicom Hong Kong, Ltd. ADR                     7,316,862  105,582,319
    China Vanadium Titano - Magnetite Mining Co., Ltd.  14,828,000    3,541,122
    China WindPower Group, Ltd.                            360,000       13,932
#*  China Yurun Food Group, Ltd.                        13,285,000    7,926,868
*   China ZhengTong Auto Services Holdings, Ltd.           197,000      122,013
#*  China Zhongwang Holdings, Ltd.                      20,874,954    6,948,167
*   Chongqing Iron & Steel Co., Ltd. Class H             6,356,000      920,303
#   Chongqing Machinery & Electric Co., Ltd. Class H    18,992,000    2,527,918
#   Chongqing Rural Commercial Bank Class H                907,000      494,696

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
CHINA -- (Continued)
    Chu Kong Petroleum & Natural Gas Steel Pipe
      Holdings, Ltd.                                      5,728,000 $ 2,805,035
#   CITIC Pacific, Ltd.                                  16,793,000  20,405,719
*   CITIC Resources Holdings, Ltd.                       42,880,000   5,425,016
    Clear Media, Ltd.                                       650,000     469,958
*   Coastal Greenland, Ltd.                               2,202,000     135,605
#   Comba Telecom Systems Holdings, Ltd.                  4,323,500   1,480,718
*   Comtec Solar Systems Group, Ltd.                      6,346,000   1,265,219
    Cosco International Holdings, Ltd.                   10,104,000   4,293,887
    COSCO Pacific, Ltd.                                  21,118,180  28,055,586
*   Country Garden Holdings Co., Ltd.                     5,548,203   3,150,527
    CPMC Holdings, Ltd.                                     129,000     101,554
#*  CSPC Pharmaceutical Group, Ltd.                      15,098,000   7,296,497
    DaChan Food Asia, Ltd.                                3,535,000     446,226
    Dalian Port PDA Co., Ltd. Class H                    14,226,000   3,103,234
    DaMing International Holdings, Ltd.                      32,000       5,350
#*  Daqing Dairy Holdings, Ltd.                           3,316,000          --
    Dawnrays Pharmaceutical Holdings, Ltd.                  156,000      47,067
#*  Dynasty Fine Wines Group, Ltd.                        9,228,600   1,712,491
    Embry Holdings, Ltd.                                    544,000     291,238
#   Evergrande Real Estate Group, Ltd.                    5,087,000   2,087,993
    Evergreen International Holdings, Ltd.                1,628,000     315,218
    Fantasia Holdings Group Co., Ltd.                     9,902,515   1,546,615
#   Fosun International, Ltd.                            14,274,244  10,174,330
#   Franshion Properties China, Ltd.                     44,364,580  15,157,209
#   Fufeng Group, Ltd.                                    2,658,000     957,417
#   GCL-Poly Energy Holdings, Ltd.                       35,208,000   7,154,867
    Global Bio-Chem Technology Group Co., Ltd.           35,702,360   3,086,138
*   Global Sweeteners Holdings, Ltd.                     10,400,350     672,006
*   Glorious Property Holdings, Ltd.                     41,022,000   6,401,254
*   Goldbond Group Holdings, Ltd.                         1,830,000      63,707
#   Golden Meditech Holdings, Ltd.                       11,909,359   1,397,702
    Goldlion Holdings, Ltd.                               1,298,000     686,359
#*  GOME Electrical Appliances Holding, Ltd.             47,272,000   4,761,258
    Great Wall Technology Co., Ltd. Class H               7,550,035   1,372,536
*   Greentown China Holdings, Ltd.                        7,954,591  15,489,448
    Guangshen Railway Co., Ltd. Class H                     888,000     448,287
#   Guangshen Railway Co., Ltd. Sponsored ADR               426,392  10,655,536
#   Guangzhou Automobile Group Co., Ltd. Class H         27,145,572  22,374,480
#   Guangzhou R&F Properties Co., Ltd.                   11,351,914  20,599,538
    Hainan Meilan International Airport Co., Ltd.
      Class H                                             1,989,000   1,714,334
#*  Hanergy Solar Group, Ltd.                            40,574,000   2,932,868
    Harbin Electric Co., Ltd. Class H                    10,673,474   8,218,642
*   Heng Tai Consumables Group, Ltd.                     74,825,195   1,573,140
*   Hi Sun Technology China, Ltd.                           423,000      49,292
#   Hidili Industry International Development, Ltd.      20,082,000   4,543,956
#   HKC Holdings, Ltd.                                   39,674,878   1,329,896
*   Hopson Development Holdings, Ltd.                    11,228,000  18,852,203
    Hua Han Bio-Pharmaceutical Holdings, Ltd.            18,566,525   6,013,713
*   Huscoke Resources Holdings, Ltd.                      4,126,000      53,373
    Hutchison Harbour Ring, Ltd.                          6,830,000     554,776
    Industrial & Commercial Bank of China, Ltd. Class H  71,682,996  50,529,679
    Inspur International, Ltd.                           33,726,713   1,305,303

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
CHINA -- (Continued)
#   Ju Teng International Holdings, Ltd.                 11,466,249 $ 7,477,781
*   Kai Yuan Holdings, Ltd.                              64,220,000   1,647,559
#*  Kaisa Group Holdings, Ltd.                           21,380,632   6,730,584
*   Kasen International Holdings, Ltd.                    1,885,000     415,516
    Kingboard Chemical Holdings, Ltd.                     7,717,371  21,067,103
    Kingboard Laminates Holdings, Ltd.                    7,016,500   3,150,188
    Kingway Brewery Holdings, Ltd.                        3,036,000   1,209,560
    KWG Property Holding, Ltd.                           20,557,000  14,214,011
    Lai Fung Holdings, Ltd.                              53,769,560   1,329,621
    Le Saunda Holdings, Ltd.                                 82,000      25,490
    Lee & Man Paper Manufacturing, Ltd.                  10,823,000   8,072,980
    Leoch International Technology, Ltd.                  1,278,000     175,617
#*  Li Ning Co., Ltd.                                     1,151,000     636,151
    Lijun International Pharmaceutical Holding, Ltd.      2,166,055     679,948
    Lingbao Gold Co., Ltd. Class H                        4,220,000   1,249,631
    LK Technology Holdings, Ltd.                            112,500      21,045
#   Lonking Holdings, Ltd.                                9,166,000   1,742,198
*   Loudong General Nice Resources China Holdings, Ltd.  21,592,800   1,481,866
#*  Maanshan Iron & Steel Class H                        27,282,000   6,748,445
    Maoye International Holdings, Ltd.                    7,283,000   1,562,556
#*  Metallurgical Corp. of China, Ltd. Class H           23,897,659   4,877,689
    MIN XIN Holdings, Ltd.                                1,654,000     912,004
*   Mingyuan Medicare Development Co., Ltd.               5,840,264     120,711
    Minmetals Land, Ltd.                                 19,977,205   2,864,792
    Minth Group, Ltd.                                     3,854,000   6,927,047
*   MMG, Ltd.                                             1,424,000     427,105
*   Nan Hai Corp., Ltd.                                  32,700,000     134,978
    New World China Land, Ltd.                           25,450,600  11,238,732
    New World Department Store China, Ltd.                  565,000     291,523
#   Nine Dragons Paper Holdings, Ltd.                    19,317,000  16,829,997
#   O-Net Communications Group, Ltd.                      3,619,000     817,704
    Overseas Chinese Town Asia Holdings, Ltd.               160,000      82,359
#*  PAX Global Technology, Ltd.                             135,000      27,828
    PCD Stores Group, Ltd.                                4,404,000     664,697
#   Peak Sport Products Co., Ltd.                        10,288,000   1,846,746
*   PetroAsian Energy Holdings, Ltd.                     13,966,084     300,749
#*  Poly Property Group Co., Ltd.                        31,419,488  22,004,573
*   Pou Sheng International Holdings, Ltd.                9,813,529     569,752
    Powerlong Real Estate Holdings, Ltd.                  9,989,000   2,391,658
#*  Prosperity International Holdings HK, Ltd.           19,500,000     755,007
    Qingling Motors Co., Ltd. Class H                    12,058,000   3,409,904
    Qunxing Paper Holdings Co., Ltd.                      5,020,071   1,306,662
*   Real Gold Mining, Ltd.                                3,137,500     566,033
#   Real Nutriceutical Group, Ltd.                       11,046,000   2,940,124
    Regent Manner International Holdings, Ltd.              738,000     138,493
*   Renhe Commercial Holdings Co., Ltd.                  45,780,000   2,893,747
#   REXLot Holdings, Ltd.                                95,781,150   7,911,259
    Royale Furniture Holdings, Ltd.                       5,497,007     447,169
    Samson Holding, Ltd.                                  7,831,452   1,445,476
*   Semiconductor Manufacturing International Corp.     173,313,000  12,848,811
*   Semiconductor Manufacturing International Corp. ADR   1,331,701   4,847,392
#   Shandong Chenming Paper Holdings, Ltd. Class H        4,153,318   1,614,350

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
CHINA -- (Continued)
    Shanghai Industrial Holdings, Ltd.                    8,464,918 $26,895,755
#* Shanghai Industrial Urban Development Group, Ltd. 15,164,000 3,067,956 Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                       17,400,000   2,782,341
    Shanghai Prime Machinery Co., Ltd. Class H            8,790,000   1,054,044
*   Shanghai Zendai Property, Ltd.                       19,155,000     370,862
    Shengli Oil & Gas Pipe Holdings, Ltd.                 9,946,500   1,051,027
    Shenzhen International Holdings, Ltd.               110,282,500  14,375,657
    Shenzhen Investment, Ltd.                            40,044,234  16,828,754
    Shimao Property Holdings, Ltd.                       22,765,535  49,190,659
*   Shougang Concord Century Holdings, Ltd.               2,814,299     103,696
#*  Shougang Concord International Enterprises Co.,
      Ltd.                                               83,508,208   4,323,963
#   Shougang Fushan Resources Group, Ltd.                43,564,594  17,047,220
#   Shui On Land, Ltd.                                   43,500,603  14,422,094
    Sijia Group Co.                                       1,152,649     203,492
    Silver Grant International                           20,310,804   3,280,856
*   SIM Technology Group, Ltd.                           16,989,000     648,459
*   Sino Dragon New Energy Holdings, Ltd.                 1,128,000      18,501
*   Sino Oil And Gas Holdings, Ltd.                      94,765,000   1,892,101
*   Sino Prosper State Gold Resources Holdings, Ltd.      2,820,314      65,231
#   Sino-Ocean Land Holdings, Ltd.                       43,523,524  28,731,645
    Sinofert Holdings, Ltd.                              33,002,000   7,167,386
*   Sinolink Worldwide Holdings, Ltd.                    16,942,508   1,331,976
    SinoMedia Holding, Ltd.                                 121,139      67,400
    Sinopec Kantons Holdings, Ltd.                       10,797,010   9,785,924
    Sinotrans Shipping, Ltd.                             17,217,916   4,266,477
    Sinotrans, Ltd. Class H                              24,315,000   5,177,203
#   Sinotruk Hong Kong, Ltd.                              9,113,335   5,092,498
    SITC International Holdings Co., Ltd.                    52,000      19,056
    Skyworth Digital Holdings, Ltd.                      32,027,796  26,497,474
*   SMI Corp., Ltd.                                      11,728,000     227,965
#   SOHO China, Ltd.                                     29,586,388  25,565,374
*   Solargiga Energy Holdings, Ltd.                      10,560,486     504,700
    Sparkle Roll Group, Ltd.                                472,000      41,424
#*  SPG Land Holdings, Ltd.                               3,730,575   1,836,407
#*  SRE Group, Ltd.                                      41,222,285   1,540,621
    Tak Sing Alliance Holdings, Ltd.                      3,394,391     513,487
    TCC International Holdings, Ltd.                     13,997,056   3,997,222
    TCL Communication Technology Holdings, Ltd.           1,860,000     749,927
    TCL Multimedia Technology Holdings, Ltd.              7,974,200   7,235,693
    Texhong Textile Group, Ltd.                           1,450,000   1,683,638
    Tian An China Investment                              7,019,000   4,953,552
    Tian Shan Development Holdings, Ltd.                    806,000     236,714
    Tiangong International Co., Ltd.                     15,623,944   4,418,155
    Tianjin Port Development Holdings, Ltd.              12,609,657   1,806,653
#   Tianneng Power International, Ltd.                    2,922,280   1,852,482
#   Tomson Group, Ltd.                                    2,979,206     803,444
#   TPV Technology, Ltd.                                 10,594,496   2,744,735
    Travelsky Technology, Ltd. Class H                   16,861,500  10,737,137
*   Trony Solar Holdings Co., Ltd.                        8,775,000     712,390
    Truly International Holdings                         18,315,500   9,788,586
#   VODone, Ltd.                                         48,158,000   3,605,487
    Wasion Group Holdings, Ltd.                           5,951,291   3,338,712

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
CHINA -- (Continued)
#   Weiqiao Textile Co. Class H                        7,549,500 $    4,158,278
    Welling Holding, Ltd.                                 12,000          2,692
#   West China Cement, Ltd.                           27,792,000      4,920,937
#   Winsway Coking Coal Holdings, Ltd.                   829,000         78,278
    Xiamen International Port Co., Ltd. Class H       15,252,000      2,045,010
    Xingda International Holdings, Ltd.               10,726,000      4,113,441
    Xinhua Winshare Publishing and Media Co., Ltd.
      Class H                                          4,837,000      2,738,077
#   Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                          1,354,800        820,029
#   Xinjiang Xinxin Mining Industry Co., Ltd. Class H 10,075,000      1,861,747
    Xiwang Sugar Holdings Co., Ltd.                   11,548,736      1,014,982
#   XTEP International Holdings                        2,745,500      1,152,112
#*  Yanchang Petroleum International, Ltd.            44,770,000      2,601,364
    Yantai North Andre Juice Co. Class H                 236,500         94,519
    Yip's Chemical Holdings, Ltd.                        438,000        477,342
    Youyuan International Holdings, Ltd.                  85,663         23,716
    Yuexiu Property Co., Ltd.                         75,308,170     22,325,258
#   Yuzhou Properties Co.                                910,800        232,139
#*  Zhejiang Glass Co., Ltd. Class H                     437,000             --
*   Zhong An Real Estate, Ltd.                         4,695,800        691,236
#   Zoomlion Heavy Industry Science and Technology
      Co., Ltd.                                          261,800        263,111
                                                                 --------------
TOTAL CHINA                                                       2,810,433,642
                                                                 --------------
COLOMBIA -- (0.1%)
    Almacenes Exito SA                                    13,287        217,824
    Banco de Bogota SA                                     5,185        178,981
    Cementos Argos SA                                    364,811      1,629,080
*   Fabricato SA                                      18,582,617        122,181
    Grupo de Inversiones Suramericana SA                 436,786      9,213,961
    Grupo Nutresa SA                                     168,035      2,316,473
                                                                 --------------
TOTAL COLOMBIA                                                       13,678,500
                                                                 --------------
CZECH REPUBLIC -- (0.2%)
#   Komercni Banka A.S.                                   25,182      4,821,981
    Pegas Nonwovens SA                                   147,266      3,903,797
    Telefonica Czech Republic A.S.                       723,611     10,468,881
*   Unipetrol A.S.                                     1,424,029     12,501,131
                                                                 --------------
TOTAL CZECH REPUBLIC                                                 31,695,790
                                                                 --------------
HUNGARY -- (0.5%)
*   Danubius Hotel and SpA P.L.C.                        136,180      1,999,671
    EGIS Pharmaceuticals P.L.C.                           61,293      4,844,073
*   FHB Mortgage Bank P.L.C.                               2,790          4,363
*   Fotex Holding SE                                     899,183        776,134
    MOL Hungarian Oil and Gas P.L.C.                      83,141      5,909,764
#   OTP Bank P.L.C.                                    3,828,061     79,923,314
*   PannErgy                                             119,850        196,978
*   Tisza Chemical Group P.L.C.                          235,486      2,043,002
                                                                 --------------
TOTAL HUNGARY                                                        95,697,299
                                                                 --------------
INDIA -- (6.8%)
    Aban Offshore, Ltd.                                  238,529      1,429,713

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
INDIA -- (Continued)
*   ABG Shipyard, Ltd.                                      260,686 $ 1,556,660
    Adani Enterprises, Ltd.                               2,052,007   8,307,170
*   Adani Power, Ltd.                                       635,365     574,378
    Aditya Birla Nuvo, Ltd.                                 550,491  10,739,682
    Ajmera Realty & Infra India, Ltd.                        13,221      23,999
    Akzo Nobel India, Ltd.                                   43,362     796,201
    Alembic Pharmaceuticals, Ltd.                           485,202   1,035,473
*   Alembic, Ltd.                                            20,134       6,781
    Allahabad Bank                                        1,927,170   4,820,390
    Alok Industries, Ltd.                                 6,859,055   1,252,069
    Amara Raja Batteries, Ltd.                               14,826      71,342
    Amtek Auto, Ltd.                                      1,125,521   1,541,168
    Amtek India, Ltd.                                       259,411     434,637
    Anant Raj, Ltd.                                       2,120,058   2,617,515
    Andhra Bank                                           2,193,717   3,737,025
*   Ansal Properties & Infrastructure, Ltd.                  86,487      38,669
    Apollo Hospitals Enterprise, Ltd.                       105,755   1,631,967
    Apollo Tyres, Ltd.                                    1,676,970   2,999,149
    Arvind, Ltd.                                          3,093,852   4,543,656
    Ashok Leyland, Ltd.                                  20,147,759   8,708,564
    Asian Hotels East, Ltd.                                   1,050       3,116
    Atul, Ltd.                                               11,624      78,965
    Aurobindo Pharma, Ltd.                                  945,396   3,339,399
    Bajaj Finance, Ltd.                                      95,610   2,197,082
    Bajaj Finserv, Ltd.                                       2,335      32,200
    Bajaj Hindusthan, Ltd.                                4,307,376   1,586,744
    Bajaj Holdings and Investment, Ltd.                     366,035   6,042,451
    Ballarpur Industries, Ltd.                            4,060,891   1,309,284
    Balmer Lawrie & Co., Ltd.                                68,955     860,645
*   Balrampur Chini Mills, Ltd.                           2,524,982   2,240,692
    Bank of Baroda                                          797,959  10,364,045
    Bank of India                                         1,696,673  10,409,724
    Bank Of Maharashtra                                   1,502,238   1,616,147
    BEML, Ltd.                                              190,772     569,322
    BGR Energy Systems, Ltd.                                170,193     612,595
    Bharat Electronics, Ltd.                                  8,816     191,620
    Bhushan Steel, Ltd. (6288521)                         1,047,906   8,849,492
*   Bhushan Steel, Ltd. (B8KHHS3)                            69,755     335,342
    Birla Corp., Ltd.                                       133,010     636,026
    Bombay Burmah Trading Co.                                 1,746       4,066
    Bombay Dyeing & Manufacturing Co., Ltd.                 974,914   1,558,807
*   Bombay Rayon Fashions, Ltd.                              50,997     223,178
    Brigade Enterprises, Ltd.                                15,894      21,071
    Cairn India, Ltd.                                     5,595,140  32,445,567
    Canara Bank                                           1,406,261  10,871,050
    Capital First, Ltd.                                     273,553     862,295
    Central Bank Of India                                 3,204,753   4,238,614
    Century Textiles & Industries, Ltd.                     377,379   2,013,183
    Chambal Fertilizers & Chemicals, Ltd.                 1,636,489   1,618,996
    City Union Bank, Ltd. (6313940)                       1,156,622   1,175,107
*   City Union Bank, Ltd. (B96FP40)                         293,667     228,351
    Claris Lifesciences, Ltd.                                89,302     296,704

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Coromandel International, Ltd.                           44,273 $   159,949
    Corp. Bank                                              357,471   2,514,252
    Cox & Kings, Ltd.                                         8,516      20,295
*   Cranes Software International, Ltd.                     114,443       4,856
    Crompton Greaves, Ltd.                                   92,035     157,336
    Dalmia Bharat, Ltd.                                     159,852     379,213
*   DB Realty, Ltd.                                       1,411,321   1,679,621
    DCM Shriram Consolidated                                234,771     251,593
    Deepak Fertilisers & Petrochemicals Corp., Ltd.         424,886     845,689
    Dena Bank                                               939,377   1,588,412
*   Development Credit Bank, Ltd.                         2,795,239   2,445,780
    Dewan Housing Finance Corp., Ltd.                       115,020     374,214
    Dishman Pharmaceuticals & Chemicals, Ltd.                77,510     100,012
    DLF, Ltd.                                             7,252,543  32,043,826
*   Dredging Corp. Of India, Ltd.                            66,613     268,120
    Edelweiss Financial Services, Ltd.                    1,091,035     609,454
    Educomp Solutions, Ltd.                                 861,737   1,037,034
    Eicher Motors, Ltd.                                      29,829   1,646,224
    EID Parry India, Ltd.                                   831,209   2,355,050
    EIH, Ltd.                                               877,249   1,001,958
    Elder Pharmaceuticals, Ltd.                             136,186     936,948
    Electrosteel Castings, Ltd.                             834,925     259,600
*   Electrosteel Steels, Ltd.                                97,429       8,888
    Era Infra Engineering, Ltd.                           1,037,780   2,640,737
    Escorts, Ltd.                                         1,272,669   1,356,149
    Ess Dee Aluminium, Ltd.                                  42,453     406,301
*   Essar Oil, Ltd.                                       1,456,017   2,066,661
    Essar Ports, Ltd.                                       682,273   1,128,532
*   Essar Shipping, Ltd.                                    256,219      92,954
    Essel Propack, Ltd.                                     750,981     488,841
    Federal Bank, Ltd.                                    1,722,798  14,628,936
*   Federal-Mogul Goetze India, Ltd.                          3,731      13,729
    Financial Technologies India, Ltd.                        3,834      56,960
    Finolex Cables, Ltd.                                    562,944     535,208
    Finolex Industries, Ltd.                                695,629   1,352,533
*   Fortis Healthcare, Ltd.                               1,308,422   2,445,782
*   Future Ventures India, Ltd.                             145,968      25,691
    GAIL India, Ltd.                                        381,180   2,482,860
    Gammon India, Ltd.                                      420,607     174,245
    Gateway Distriparks, Ltd.                               231,605     526,717
    Geodesic, Ltd.                                          123,418      21,284
    Gitanjali Gems, Ltd.                                    874,501   9,988,692
    Graphite India, Ltd.                                    586,551     847,746
    Grasim Industries, Ltd.                                  15,142     824,270
    Great Eastern Shipping Co., Ltd. (The)                1,018,431   4,106,097
*   GTL Infrastructure, Ltd.                              2,771,207     126,624
    Gujarat Alkalies & Chemicals, Ltd.                      449,629   1,394,052
    Gujarat Fluorochemicals, Ltd.                           254,828   1,418,343
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.    729,530   1,069,337
    Gujarat NRE Coke, Ltd.                                3,594,902   1,145,069
    Gujarat State Fertilisers & Chemicals, Ltd.           2,186,080   2,233,745
    Gujarat State Petronet, Ltd.                          1,096,969   1,359,008

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
INDIA -- (Continued)
    Gulf Oil Corp., Ltd.                                   239,031 $    273,273
    HBL Power Systems, Ltd.                                256,820       45,308
    HCL Infosystems, Ltd.                                1,297,616      941,324
    HEG, Ltd.                                              140,383      432,793
*   HeidelbergCement India, Ltd.                           714,316      504,896
*   Hexa Tradex, Ltd.                                      278,757      132,785
    Hexaware Technologies, Ltd.                             26,718       40,854
    Hindalco Industries, Ltd.                           18,445,975   33,345,355
    Hinduja Global Solutions, Ltd.                          63,466      308,772
    Hinduja Ventures, Ltd.                                  67,133      457,308
*   Hindustan Construction Co., Ltd.                     6,741,542    1,752,075
*   Hotel Leela Venture, Ltd.                            1,587,388      620,191
*   Housing Development & Infrastructure, Ltd.           4,919,930    4,850,157
    HSIL, Ltd.                                             187,119      369,579
    ICICI Bank, Ltd.                                       590,476   12,782,409
#   ICICI Bank, Ltd. Sponsored ADR                       3,394,535  158,932,128
    IDBI Bank, Ltd.                                      3,116,338    5,110,341
*   Idea Cellular, Ltd.                                  3,256,861    8,065,515
    IDFC, Ltd.                                           6,072,777   17,282,288
    IFCI, Ltd.                                           6,602,323    3,657,264
    IL&FS Transportation Networks, Ltd.                     11,106       36,296
    India Cements, Ltd.                                  3,480,306    5,420,006
    India Infoline, Ltd.                                 2,848,913    3,312,456
*   Indiabulls Housing Finance, Ltd.                     1,795,884    9,060,256
*   Indiabulls Infrastructure and Power, Ltd.           10,676,958      851,000
*   Indiabulls Real Estate, Ltd.                         2,937,281    4,062,508
    Indian Bank                                          1,269,647    4,050,620
    Indian Hotels Co., Ltd.                              4,281,600    4,563,721
    Indian Overseas Bank                                 2,980,762    3,540,091
    Indo Rama Synthetics India                              64,442       20,275
    IndusInd Bank, Ltd.                                    173,574    1,505,427
    Infotech Enterprises, Ltd.                              26,080       84,700
    ING Vysya Bank, Ltd.                                   272,963    3,065,257
    Ingersoll-Rand India, Ltd.                              30,001      221,704
*   IVRCL, Ltd.                                          4,406,969    1,584,942
    Jai Corp., Ltd.                                        971,844    1,153,394
    Jain Irrigation Systems, Ltd.                          827,415      971,260
    Jaiprakash Associates, Ltd.                         19,966,926   27,885,837
    Jammu & Kashmir Bank, Ltd.                             286,979    7,386,503
    Jaypee Infratech, Ltd.                                 624,646      430,461
    JB Chemicals & Pharmaceuticals, Ltd.                   373,888      539,633
    JBF Industries, Ltd.                                   182,383      357,863
*   Jet Airways India, Ltd.                                113,716    1,310,214
    Jindal Poly Films, Ltd.                                213,703      611,582
    Jindal Saw, Ltd.                                     2,076,447    3,073,900
*   Jindal South West Holdings, Ltd.                           364        3,114
*   Jindal Stainless, Ltd.                                 822,471      899,766
    Jindal Steel & Power, Ltd.                             220,218    1,248,960
    JK Cement, Ltd.                                        132,566      648,205
    JK Lakshmi Cement, Ltd.                                412,986      752,843
    JM Financial, Ltd.                                   4,506,097    1,467,994
    JSW Energy, Ltd.                                     4,983,307    6,043,518

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
*   JSW ISPAT Steel, Ltd.                                 4,724,692 $   809,482
    JSW Steel, Ltd.                                       1,497,049  19,698,608
    Jubilant Life Sciences, Ltd.                            573,610   1,809,899
    Jyothy Laboratories, Ltd.                                   764       2,490
    Kakinada Fertilizers, Ltd.                            2,082,494     433,313
    Kalpataru Power Transmission, Ltd.                      220,665     328,934
*   Kalyani Investment Co., Ltd.                              2,996      17,342
    Karnataka Bank, Ltd.                                  2,195,065   6,102,087
    Karur Vysya Bank, Ltd.                                  281,294   2,459,966
    KEC International, Ltd.                                 433,719     433,438
    Kesoram Industries, Ltd.                                187,382     365,670
*   Kingfisher Airlines, Ltd.                               310,436      41,457
    Kirloskar Brothers, Ltd.                                  2,141       5,950
    Kirloskar Oil Engines, Ltd.                             318,856   1,096,551
    KSB Pumps, Ltd.                                           7,582      29,455
*   KSK Energy Ventures, Ltd.                                21,840      19,366
    Lakshmi Vilas Bank, Ltd.                                457,710     718,267
    Madras Cements, Ltd.                                    379,938   1,752,309
*   Mahanagar Telephone Nigam                             2,697,641   1,007,438
#*  Mahanagar Telephone Nigam ADR                           100,249      71,177
    Maharashtra Scooters, Ltd.                                  519       3,493
    Maharashtra Seamless, Ltd.                              194,873     786,712
    Mahindra Lifespace Developers, Ltd.                     143,080   1,115,648
    Man Infraconstruction, Ltd.                               1,968       5,467
*   Manaksia, Ltd.                                           58,953      44,099
    McLeod Russel India, Ltd.                               518,734   3,014,340
*   Mercator, Ltd.                                        2,088,393     579,353
    Merck, Ltd.                                              22,680     267,839
    MOIL, Ltd.                                                4,675      19,337
    Monnet Ispat & Energy, Ltd.                             183,497     676,760
    Motilal Oswal Financial Services, Ltd.                    4,955       7,836
    Mphasis, Ltd.                                            37,279     257,671
    MRF, Ltd.                                                13,173   3,278,760
*   Nagarjuna Oil Refinery, Ltd.                          1,596,050     108,230
    Nahar Capital and Financial Services, Ltd.                8,332       5,748
    National Aluminium Co., Ltd.                          1,594,012   1,033,484
    Nava Bharat Ventures, Ltd.                               27,806      84,741
    NCC, Ltd.                                             3,293,955   1,916,368
    NIIT Technologies, Ltd.                                 425,794   2,045,219
    NIIT, Ltd.                                            1,238,257     549,057
    Noida Toll Bridge Co., Ltd.                             336,090     132,406
    OCL India, Ltd.                                          61,362     172,098
*   OMAXE, Ltd.                                             801,285   2,359,470
    Opto Circuits India, Ltd.                               164,668     178,485
*   Orbit Corp., Ltd.                                       246,415     114,305
    Orchid Chemicals & Pharmaceuticals, Ltd.                609,939     731,562
    Orient Cement Ltd.                                      567,622     606,868
    Orient Paper & Industries, Ltd.                         489,439      64,167
    Oriental Bank of Commerce                             1,002,858   5,016,073
*   Oswal Chemicals & Fertilizers                           473,556     168,858
*   Panacea Biotec, Ltd.                                     23,946      53,452
*   Parsvnath Developers, Ltd.                            1,662,316   1,058,880

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
INDIA -- (Continued)
    Peninsula Land, Ltd.                                   327,606 $    289,458
    Petronet LNG, Ltd.                                     733,079    1,907,528
    Piramal Enterprises, Ltd.                              742,829    7,712,615
*   Plethico Pharmaceuticals, Ltd.                         214,672      950,321
    Polaris Financial Technology, Ltd.                     641,382    1,292,891
    Polyplex Corp., Ltd.                                    22,174       64,280
    Power Finance Corp., Ltd.                               16,793       60,911
*   Prime Focus, Ltd.                                       11,527        8,564
    Prism Cement, Ltd.                                     389,471      332,485
*   PTC India Financial Services, Ltd.                     450,875      118,715
    PTC India, Ltd.                                      3,344,525    3,734,474
    Punj Lloyd, Ltd.                                     3,569,939    3,588,064
    Punjab & Sind Bank                                     116,252      132,961
    Rain Commodities, Ltd.                               1,429,773    1,190,222
    Rajesh Exports, Ltd.                                   287,502      668,562
    Raymond, Ltd.                                          355,228    1,918,821
    REI Agro, Ltd.                                       4,885,691    1,067,842
*   REI Six Ten Retail, Ltd.                               210,102       10,345
    Reliance Capital, Ltd.                               1,987,403   12,978,617
    Reliance Communications, Ltd.                        8,770,202   15,713,044
    Reliance Industries, Ltd.                           20,144,977  294,328,521
    Reliance Industries, Ltd. GDR                          107,000    3,162,242
*   Reliance Power, Ltd.                                10,004,850   13,240,001
    Rolta India, Ltd.                                    1,765,826    1,990,082
    Ruchi Soya Industries, Ltd.                          1,735,191    2,215,406
    Rural Electrification Corp., Ltd.                    2,768,400   11,546,856
*   S Kumars Nationwide, Ltd.                            2,093,670      264,896
    Sadbhav Engineering, Ltd.                                5,084       10,866
    Sesa Goa, Ltd.                                       5,868,386   17,517,961
*   Shipping Corp. of India, Ltd.                        2,189,697    1,739,994
    Shiv-Vani Oil & Gas Exploration Services, Ltd.          80,526       64,437
*   Shree Renuka Sugars, Ltd.                            7,048,981    3,152,956
    Simplex Infrastructures, Ltd.                            2,212        4,728
    Sintex Industries, Ltd.                              3,365,829    2,980,934
    Sobha Developers, Ltd.                                 489,167    3,789,711
    South Indian Bank, Ltd.                              9,724,062    4,315,521
    SREI Infrastructure Finance, Ltd.                    1,470,670      826,425
    SRF, Ltd.                                              290,002      915,580
    State Bank of Bikaner & Jaipur                          32,697      262,595
    State Bank of India                                  2,228,831   94,279,659
    State Bank of India GDR                                  5,732      484,894
    Steel Authority of India, Ltd.                      10,609,500   12,191,142
*   Sterling Biotech, Ltd.                                 811,274       90,400
    Sterlite Industries India, Ltd.                      5,746,256   10,376,557
    Sterlite Industries India, Ltd. ADR                  2,573,639   18,607,410
    Sterlite Technologies, Ltd.                          1,812,956      838,998
    Styrolution ABS India, Ltd.                             28,114      260,418
    Sundaram Finance, Ltd.                                   6,602       63,693
    Sundram Fasteners, Ltd.                                 55,097       40,672
*   Suzlon Energy, Ltd.                                 17,522,279    4,804,234
    Syndicate Bank                                       2,298,219    5,150,633
    Tamil Nadu Newsprint & Papers, Ltd.                     58,711      104,587

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                      SHARES        VALUE++
                                                   ------------- --------------
INDIA -- (Continued)
    Tata Chemicals, Ltd.                               1,167,355 $    7,095,113
    Tata Communications, Ltd.                            784,423      3,324,694
    Tata Global Beverages, Ltd.                        4,929,114     13,457,042
    Tata Investment Corp., Ltd.                           28,837        230,606
    Tata Steel, Ltd.                                   7,453,010     42,184,935
    Techno Electric & Engineering Co., Ltd.                4,575         11,112
*   Teledata Marine Solutions, Ltd.                      267,258          1,488
    Time Technoplast, Ltd.                               498,379        356,196
    Titagarh Wagons, Ltd.                                106,381        332,072
    Transport Corp. of India, Ltd.                        12,401         12,545
    Trent, Ltd.                                           18,226        369,875
    Triveni Turbine, Ltd.                                230,208        222,577
    Tube Investments of India, Ltd.                      503,633      1,495,813
*   Tulip Telecom, Ltd.                                  621,866        232,331
*   TV18 Broadcast, Ltd.                               2,472,076      1,225,903
    UCO Bank                                           2,836,237      3,681,853
    Uflex, Ltd.                                          451,319        627,130
    Unichem Laboratories, Ltd.                           186,357        587,280
    Union Bank of India                                  797,003      3,615,512
*   Unitech, Ltd.                                     26,779,093     13,478,918
    United Bank of India                                 108,308        121,755
    United Phosphorus, Ltd.                            3,533,216      9,311,973
*   Usha Martin, Ltd.                                  1,811,897        867,046
*   Uttam Galva Steels, Ltd.                              14,790         19,279
*   Vardhman Special Steels, Ltd.                          6,934          2,991
    Vardhman Textiles, Ltd.                              110,493        555,290
    Videocon Industries, Ltd.                          1,093,102      4,376,575
    Vijaya Bank                                        2,405,050      2,352,021
    Voltamp Transformers, Ltd.                               724          5,399
    Welspun Corp., Ltd.                                1,848,725      1,817,847
*   Wockhardt, Ltd.                                        7,920        282,439
*   Zee Learn, Ltd.                                      211,836         69,049
    Zensar Technologies, Ltd.                             19,011         86,339
*   Zuari Agro Chemicals, Ltd.                           128,304        368,420
    Zuari Global, Ltd.                                    85,653        112,754
    Zylog Systems, Ltd.                                   14,912         14,462
                                                                 --------------
TOTAL INDIA                                                       1,355,342,784
                                                                 --------------
INDONESIA -- (3.2%)
    Adaro Energy Tbk PT                              102,719,000     13,018,337
    Adhi Karya Persero Tbk PT                          9,689,617      2,967,441
*   Agis Tbk PT                                       57,627,500      2,668,665
*   Agung Podomoro Land Tbk PT                        27,563,000      1,345,978
    Alam Sutera Realty Tbk PT                          4,555,500        492,859
    Aneka Tambang Persero Tbk PT                      71,793,000     10,215,209
    Asahimas Flat Glass Tbk PT                         5,277,000      4,561,149
    Astra Graphia Tbk PT                               3,635,000        688,992
*   Bakrie and Brothers Tbk PT                     1,056,525,750      5,433,406
    Bakrie Sumatera Plantations Tbk PT               182,168,500      1,707,632
*   Bakrie Telecom Tbk PT                            260,426,500      1,339,934
*   Bakrieland Development Tbk PT                    623,458,520      3,342,257
    Bank Bukopin Tbk PT                               61,873,833      5,863,126

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
INDONESIA -- (Continued)
    Bank Danamon Indonesia Tbk PT                        34,396,054 $22,836,631
    Bank Mandiri Persero Tbk PT                          59,143,431  63,983,070
    Bank Negara Indonesia Persero Tbk PT                118,251,941  65,764,669
*   Bank Pan Indonesia Tbk PT                           150,362,201  12,392,883
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk
      PT                                                 13,107,000   1,646,533
*   Bank Permata Tbk PT                                     381,272      66,695
    Bank Tabungan Negara Persero Tbk PT                  57,911,527   8,883,577
*   Barito Pacific Tbk PT                                15,599,000     651,121
*   Benakat Petroleum Energy Tbk PT                      52,370,500     890,208
    Berau Coal Energy Tbk PT                             24,611,500     520,021
*   Berlian Laju Tanker Tbk PT                          128,161,466          --
    Bhakti Investama Tbk PT                             285,673,700  14,424,409
    Bisi International PT                                11,015,500     839,236
*   Borneo Lumbung Energi & Metal Tbk PT                 11,794,500     547,317
*   Budi Acid Jaya Tbk PT                                15,362,000     184,854
*   Bumi Resources Minerals Tbk PT                          541,000      18,668
    Bumi Resources Tbk PT                               238,608,500  16,494,515
    Bumi Serpong Damai PT                                19,383,000   3,445,812
    BW Plantation Tbk PT                                    773,500      72,433
*   Central Proteinaprima Tbk PT                        178,071,500     732,616
    Charoen Pokphand Indonesia Tbk PT                    52,783,830  27,428,929
    Ciputra Development Tbk PT                          115,725,500  16,409,152
    Ciputra Property Tbk PT                               9,303,000   1,110,543
    Ciputra Surya Tbk PT                                 16,634,000   5,733,283
    Clipan Finance Indonesia Tbk PT                       2,995,500     137,233
*   Darma Henwa Tbk PT                                  246,575,442   1,268,222
*   Davomas Abadi Tbk PT                                138,239,500     710,926
*   Delta Dunia Makmur Tbk PT                            25,728,000     495,662
*   Elnusa Tbk PT                                        27,207,500     686,343
*   Energi Mega Persada Tbk PT                          584,864,378   8,205,359
    Ever Shine Textile Tbk PT                            19,342,215     348,150
    Gajah Tunggal Tbk PT                                 24,993,500   7,465,965
*   Garuda Indonesia Persero Tbk PT                      15,506,000   1,005,861
    Global Mediacom Tbk PT                               83,944,000  18,803,423
    Gozco Plantations Tbk PT                             30,615,400     447,524
    Gudang Garam Tbk PT                                   2,837,000  14,432,535
    Hexindo Adiperkasa Tbk PT                               815,500     407,259
    Holcim Indonesia Tbk PT                              15,667,000   5,887,847
*   Indah Kiat Pulp & Paper Corp. Tbk PT                 32,693,500   2,921,674
    Indika Energy Tbk PT                                 30,761,000   3,554,732
    Indo-Rama Synthetics Tbk PT                              41,500       6,026
    Indofood Sukses Makmur Tbk PT                        62,346,500  47,189,968
    Indomobil Sukses Internasional Tbk PT                   630,000     343,947
    Intiland Development Tbk PT                          39,486,500   2,399,725
    Japfa Comfeed Indonesia Tbk PT                       27,068,750   5,376,083
    Jaya Real Property Tbk PT                            25,521,000  12,671,339
*   Kawasan Industri Jababeka Tbk PT                    298,719,500   9,236,438
    Krakatau Steel Persero Tbk PT                         1,103,000      62,550
*   Lippo Cikarang Tbk PT                                 1,305,000     921,792
    Lippo Karawaci Tbk PT                               339,515,749  47,188,144
    Matahari Putra Prima Tbk PT                          36,305,900   7,439,298
    Mayora Indah Tbk PT                                   6,899,072  21,346,296

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
INDONESIA -- (Continued)
    Medco Energi Internasional Tbk PT                   26,914,500 $  5,297,282
*   Mitra International Resources Tbk PT                28,551,660      190,958
*   Modernland Realty Tbk PT                               676,000       67,441
    Multipolar Corp. Tbk PT                             47,410,000    2,881,168
*   Nusantara Infrastructure Tbk PT                      1,708,500       43,988
    Pabrik Kertas Tjiwi Kimia Tbk PT                       246,000       49,279
    Pan Brothers Tbk PT                                     87,500        3,962
*   Panasia Indo Resources Tbk PT                          403,200       27,993
*   Panin Financial Tbk PT                             251,660,000    6,221,256
    Panin Insurance Tbk PT                              30,949,000    2,454,020
    Pembangunan Perumahan Persero Tbk PT                11,728,500    1,716,441
    Perusahaan Perkebunan London Sumatra Indonesia
      Tbk PT                                            35,878,384    5,615,715
    Petrosea Tbk PT                                      3,762,500      666,064
*   Polychem Indonesia Tbk PT                           17,280,000      640,482
    PT Great River International Tbk                     1,788,000           --
    PT Suryainti Permata Tbk                            17,378,000           --
    Ramayana Lestari Sentosa Tbk PT                     23,587,500    3,498,255
*   Salim Ivomas Pratama Tbk PT                          2,372,500      195,394
    Sampoerna Agro PT                                   11,192,441    2,247,621
    Samudera Indonesia Tbk PT                              133,000       53,243
    Selamat Sempurna Tbk PT                             13,021,500    3,651,530
*   Sentul City Tbk PT                                 299,833,000    8,807,016
    Sinar Mas Agro Resources and Technology Tbk PT       7,808,900    5,383,982
    Sinar Mas Multiartha Tbk PT                              2,000          941
    Summarecon Agung Tbk PT                             16,196,857    4,337,048
*   Sunson Textile Manufacturer Tbk PT                   4,545,000       58,299
    Surya Dumai Industri Tbk                             5,145,000           --
    Surya Toto Indonesia Tbk PT                            464,000      389,958
    Tiga Pilar Sejahtera Food Tbk                       30,840,222    3,938,581
    Timah Persero Tbk PT                                36,782,400    5,382,445
    Trias Sentosa Tbk PT                                   336,500       12,813
*   Trimegah Securities Tbk PT                          27,898,000      318,728
*   Truba Alam Manunggal Engineering PT                129,244,500      664,667
    Tunas Baru Lampung Tbk PT                           17,379,500      867,659
    Tunas Ridean Tbk PT                                 42,848,500    4,455,262
    Ultrajaya Milk Industry & Trading Co. Tbk PT        13,682,000    4,796,032
    Unggul Indah Cahaya Tbk PT                             371,435       75,070
    United Tractors Tbk PT                               7,051,000   12,896,185
    Vale Indonesia Tbk PT                               41,280,500   12,150,399
    Wijaya Karya Persero Tbk PT                          6,295,002    1,555,553
    XL Axiata Tbk PT                                     1,096,000      575,118
                                                                   ------------
TOTAL INDONESIA                                                     641,870,329
                                                                   ------------
ISRAEL -- (0.0%)
    Feuchtwanger Investments, Ltd.                          10,500           --
    Israel Steel Mills, Ltd.                                97,000           --
*   Knafaim Holdings, Ltd.                                  69,033      180,010
*   Liberty Properties, Ltd.                                 2,533       20,321
    Mivtach Shamir                                          27,799      731,715
                                                                   ------------
TOTAL ISRAEL                                                            932,046
                                                                   ------------

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
MALAYSIA -- (3.2%)
    Adventa Bhd                                              62,000 $     8,133
    Affin Holdings Bhd                                    9,611,900  11,192,529
    AirAsia BHD                                          15,791,200  15,219,982
*   Alam Maritim Resources Bhd                            5,197,300   1,548,213
    Alliance Financial Group Bhd                         16,295,200  23,894,821
    AMMB Holdings Bhd                                    23,905,162  52,657,269
    Ann Joo Resources Bhd                                 2,973,600   1,135,604
    APM Automotive Holdings Bhd                           1,263,500   2,118,706
    Asas Dunia BHD                                          252,800     118,397
    Batu Kawan BHD                                        2,078,750  12,448,773
    Berjaya Assets BHD                                      171,900      49,458
    Berjaya Corp. Bhd                                    35,527,880   6,075,051
    Berjaya Land Bhd                                     13,220,000   3,559,406
    BIMB Holdings Bhd                                     4,700,400   5,426,290
    BLD Plantation Bhd                                        6,600      19,102
    Boustead Heavy Industries Corp. Bhd                     123,300      85,155
    Boustead Holdings Bhd                                 7,445,298  12,533,178
    Cahya Mata Sarawak Bhd                                1,995,200   2,191,827
    Can-One Bhd                                              16,900      13,677
    CB Industrial Product Holding Bhd                       682,300     560,831
    Chin Teck Plantations BHD                               309,100     914,399
    Coastal Contracts Bhd                                 2,678,500   1,761,845
    CSC Steel Holdings Bhd                                2,469,800     999,447
    Cycle & Carriage Bintang BHD                            241,300     203,185
    Datuk Keramik Holdings Berhad                           127,000          --
    Dijaya Corp. Bhd                                      2,188,800   1,094,690
    DRB-Hicom Bhd                                        18,765,700  15,497,989
    Eastern & Oriental Bhd                               14,256,515   7,734,355
    ECM Libra Financial Group Bhd                         2,352,950     518,176
*   Elk-Desa Resources Bhd                                  266,063     109,434
    Evergreen Fibreboard Bhd                              3,612,526     587,862
    Faber Group BHD                                       3,417,900   1,700,247
    FAR East Holdings BHD                                   403,800     954,846
    Fountain View Development Berhad                      2,573,200          --
    Gamuda Bhd                                            1,852,500   2,479,905
    Genting Malaysia Bhd                                 18,780,600  23,231,223
    Genting Plantations Bhd                                 400,300   1,126,860
    Globetronics Technology BHD                             898,800     537,728
    Glomac Bhd                                            5,314,500   1,642,222
*   Goldis BHD                                            3,042,225   1,980,222
*   Green Packet Bhd                                         30,400       3,307
    GuocoLand Malaysia Bhd                                1,395,900     495,973
    HAP Seng Consolidated Bhd                            13,517,200   7,558,232
    Hap Seng Plantations Holdings Bhd                     3,686,900   3,283,184
    Hiap Teck Venture Bhd                                   183,300      24,702
    Hong Leong Financial Group Bhd                        2,173,251  11,077,472
    Hong Leong Industries Bhd                             1,233,000   1,721,225
    Hua Yang Bhd                                            329,700     217,667
*   Hubline Bhd                                           6,941,850     125,658
    Hunza Properties Bhd                                    876,300     484,367
    HwangDBS Malaysia BHD                                   930,700   1,312,393
    IGB Corp. Bhd                                        14,931,490  11,595,483

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
MALAYSIA -- (Continued)
    IGB REIT                                              1,145,343 $   511,394
    IJM Corp. Bhd                                        22,551,859  40,439,897
    IJM Land Bhd                                          5,787,700   4,904,251
    IJM Plantations Bhd                                     514,200     501,700
    Inch Kenneth Kajang Rubber                            1,051,200     316,515
    Insas Bhd                                             5,046,748     721,905
    Integrax BHD                                            936,300     384,827
    Iris Corp. Bhd                                        5,552,600     292,146
*   JAKS Resources Bhd                                    6,197,900     714,098
    Jaya Tiasa Holdings BHD                               3,997,933   2,554,614
    JCY International Bhd                                 6,243,200   1,016,830
    K & N Kenanga Holdings Berhad                           418,881          78
    K&N Kenanga Holdings BHD                              4,240,487     760,017
*   Karambunai Corp. Bhd                                 19,239,800     663,740
    Keck Seng Malaysia Bhd                                2,515,500   3,909,542
    Kian JOO CAN Factory BHD                              4,494,680   3,516,918
    KIG Glass Industrial Berhad                             260,000          --
    Kim Loong Resources Bhd                                 499,100     369,100
*   Kinsteel Bhd                                          8,377,300     814,351
    KLCC Property Holdings Bhd                            6,568,600  15,652,375
*   KNM Group Bhd                                        18,638,125   2,636,151
    Knusford BHD                                             58,800      30,480
*   KSL Holdings BHD                                      1,607,366   1,057,255
*   KUB Malaysia BHD                                      6,366,600     784,813
    Kulim Malaysia BHD                                    9,703,300  11,422,489
    Kumpulan Fima BHD                                     2,248,400   1,426,986
    Kumpulan Perangsang Selangor Bhd                      1,959,500     812,756
    Kwantas Corp. BHD                                       288,400     181,002
*   Land & General BHD                                    7,733,000     965,874
*   Landmarks BHD                                         4,118,808   1,280,372
    LBS Bina Group Bhd                                      863,700     258,800
*   Lion Corp. Bhd                                        1,371,081     101,758
    Lion Diversified Holdings Bhd                         4,064,800     334,850
    Lion Industries Corp. Bhd                             8,074,581   2,574,726
    Mah Sing Group Bhd                                    3,859,633   2,879,591
    Malayan Flour Mills Bhd                               1,537,750     647,040
    Malaysia Airports Holdings Bhd                        3,434,385   6,793,895
*   Malaysian Airline System Bhd                          8,352,900   1,868,952
    Malaysian Bulk Carriers Bhd                           4,472,925   2,177,752
    Malaysian Pacific Industries Bhd                        939,475     772,137
    Malaysian Resources Corp. Bhd                        13,513,800   6,273,717
    MBM Resources BHD                                     2,440,703   2,969,870
    Media Chinese International, Ltd.                       191,300      71,093
    Media Prima Bhd                                         659,900     518,884
    Mega First Corp. BHD                                  1,154,600     588,293
    Metroplex Berhad                                        817,000          --
*   MISC Bhd                                              6,703,204   9,608,682
    MK Land Holdings BHD                                  9,637,500     964,973
    MKH BHD                                               1,351,359     919,468
    MMC Corp. Bhd                                        14,291,580  11,970,280
    MNRB Holdings Bhd                                     1,403,900   1,330,238
    Mudajaya Group Bhd                                    3,615,100   2,900,659

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
MALAYSIA -- (Continued)
    Muhibbah Engineering M Bhd                            5,487,300 $ 2,021,833
*   Mulpha International Bhd                             31,898,200   4,039,607
    Multi-Purpose Holdings BHD                            2,518,300   2,915,969
    MWE Holdings BHD                                        290,400     173,481
    Naim Holdings Bhd                                     2,427,500   1,995,833
    NCB Holdings Bhd                                      2,451,500   3,691,273
    Negri Sembilan Oil Palms BHD                            167,600     308,709
    Oriental Holdings BHD                                 3,680,879  11,835,132
    Oriental Interest BHD                                   139,100      59,252
    OSK Holdings BHD                                      7,069,371   3,720,889
    Pacific & Orient BHD                                    283,730     128,812
    Panasonic Manufacturing Malaysia BHD                    383,380   2,816,304
    Paracorp Berhad                                         252,000          --
    Paramount Corp. Bhd                                   1,049,300     515,152
    PBA Holdings BHD                                      1,089,200     300,996
    Pelikan International Corp. Bhd                       3,680,638     623,347
*   Perdana Petroleum Bhd                                 4,237,300   2,049,165
    Perusahaan Sadur Timah Malay                              6,800       6,926
    Pie Industrial BHD                                      323,600     492,610
    PJ Development Holdings Bhd                           3,182,100     836,891
    POS Malaysia BHD                                      2,668,017   3,816,869
    PPB Group Bhd                                         8,198,366  34,495,313
    Press Metal Bhd                                       2,778,681   1,634,436
    Prime Utilities Berhad                                   39,000          --
    Protasco Bhd                                            282,200      97,498
    RCE Capital Bhd                                       5,440,500     447,566
    RHB Capital Bhd                                      11,179,718  31,182,150
    Rimbunan Sawit Bhd                                    3,743,400     972,575
    Salcon Bhd                                              470,000      76,484
    Sarawak Oil Palms Bhd                                   596,220   1,103,329
    Sarawak Plantation Bhd                                   66,900      56,506
    Scientex BHD                                            176,348     207,590
*   Scomi Group Bhd                                      23,771,700   2,619,270
    Selangor Dredging Bhd                                 1,312,700     326,265
    Selangor Properties Bhd                                  65,700      84,199
    Shangri-La Hotels Malaysia Bhd                          739,100   1,236,017
    Shell Refining Co. Federation of Malaya Bhd             246,300     683,469
    SHL Consolidated BHD                                    804,100     366,744
*   Sino Hua-An International Bhd                           454,800      24,733
    SP Setia Bhd                                            230,300     259,474
    Star Publications Malaysia Bhd                           32,300      25,796
    Subur Tiasa Holdings Bhd                                507,130     307,380
    Sunway Bhd                                            8,654,945   8,245,996
    Supermax Corp. Bhd                                    7,153,500   4,681,930
    Suria Capital Holdings Bhd                              694,100     346,892
*   Symphony Life Bhd                                     1,352,400     393,426
    Ta Ann Holdings Bhd                                     667,622     765,828
    TA Enterprise Bhd                                    18,567,600   3,082,655
    TA Global Bhd                                         9,919,080     767,008
    TAHPS Group Bhd                                          27,000      46,156
    TAN Chong Motor Holdings BHD                          4,699,300   8,391,530
    TDM BHD                                               2,012,300   2,902,600

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
MALAYSIA -- (Continued)
*   TH Heavy Engineering Bhd                             5,303,300 $    758,683
    Time dotCom Bhd                                      5,476,280    7,151,158
    Tiong NAM Logistics Holdings                             3,400        2,682
    Tradewinds Corp. Bhd                                 5,394,700    1,914,201
*   Trinity Corp. Bhd                                   15,950,050      236,187
    TSH Resources Bhd                                      380,800      269,119
*   UEM Land Holdings Bhd                                3,852,945    3,179,906
    Unico-Desa Plantations Bhd                           4,258,528    1,498,410
    Unisem M Bhd                                         8,256,000    2,334,574
    United Malacca Bhd                                     957,500    2,297,200
    United Plantations BHD                                 436,200    3,993,113
    UOA Development Bhd                                  1,331,500      968,683
    VS Industry Bhd                                      1,337,193      567,376
    Wah Seong Corp. Bhd                                  4,284,611    2,297,208
    WCT Bhd                                             10,083,715    7,959,152
    Wing Tai Malaysia BHD                                1,868,800    1,173,798
    WTK Holdings BHD                                     5,573,750    1,787,989
    Yinson Holdings BHD                                     13,300       12,206
    YNH Property Bhd                                     5,291,959    3,223,140
    YTL Corp. Bhd                                       82,592,450   44,510,259
*   YTL Land & Development BHD                           2,477,100      729,505
*   Zelan Bhd                                            1,884,200      154,813
                                                                   ------------
TOTAL MALAYSIA                                                      642,198,061
                                                                   ------------
MEXICO -- (7.1%)
    Alfa S.A.B. de C.V. Class A                         51,397,020  119,325,169
    Arca Continental S.A.B. de C.V.                      4,339,218   35,511,237
#*  Axtel S.A.B. de C.V.                                 8,940,907    2,967,465
    Banregio Grupo Financiero S.A.B. de C.V.                44,706      246,315
*   Bio Pappel S.A.B. de C.V.                               10,668       19,461
    Bolsa Mexicana de Valores S.A.B. de C.V.             2,220,026    6,066,434
#*  Cemex S.A.B. de C.V. Sponsored ADR                  16,663,541  187,464,831
#   Cia Minera Autlan S.A.B. de C.V. Series B            1,187,152    1,052,982
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR            18,631    3,006,484
#*  Consorcio ARA S.A.B. de C.V. Series *               11,911,323    3,923,910
#   Controladora Comercial Mexicana S.A.B. de C.V.       4,941,405   19,009,004
    Corp. Actinver S.A.B. de C.V.                            3,700        4,047
#*  Corp. GEO S.A.B. de C.V. Series B                    9,461,653    3,280,561
#*  Corp. Interamericana de Entretenimiento S.A.B. de
      C.V. Class B                                       1,560,786    1,124,736
#*  Desarrolladora Homex S.A.B. de C.V.                  3,619,653    2,939,293
#*  Desarrolladora Homex S.A.B. de C.V. ADR                115,455      563,420
*   Dine S.A.B. de C.V.                                  1,027,267      318,105
    El Puerto de Liverpool S.A.B. de C.V. Series 1          19,600      263,113
    Empaques Ponderosa SA de CV                             90,000           --
*   Empresas ICA S.A.B. de C.V.                          6,728,823   18,509,071
#*  Empresas ICA S.A.B. de C.V. Sponsored ADR            1,118,155   12,310,887
#*  Financiera Independencia S.A.B. de C.V.                 14,576        6,830
    Fomento Economico Mexicano S.A.B. de C.V.            2,311,921   26,218,387
#   Fomento Economico Mexicano S.A.B. de C.V.
      Sponsored ADR                                      2,494,369  282,836,501
*   Gruma S.A.B. de C.V. Class B                         3,607,804   17,913,781
*   Gruma S.A.B. de C.V. Sponsored ADR                      15,222      300,634
#*  Grupo Aeromexico S.A.B. de C.V.                        202,929      292,136

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
MEXICO -- (Continued)
#   Grupo Aeroportuario del Centro Norte S.A.B. de
      C.V.                                               888,488 $    3,398,152
#   Grupo Aeroportuario del Centro Norte S.A.B. de
      C.V. ADR                                            46,309      1,416,592
    Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      ADR                                                636,889     36,863,135
    Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                          1,268,733      7,348,689
    Grupo Aeroportuario del Sureste S.A.B. de C.V.
      ADR                                                271,607     33,709,145
#   Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                          1,203,482     14,936,605
    Grupo Carso S.A.B. de C.V. Series A1              10,405,888     59,312,610
#*  Grupo Cementos de Chihuahua S.A.B. de C.V.         2,799,892     10,438,806
#   Grupo Comercial Chedraui S.A. de C.V.              1,385,270      5,279,914
#*  Grupo Famsa S.A.B. de C.V. Class A                 2,995,218      5,962,167
    Grupo Financiero Banorte S.A.B. de C.V.           23,160,991    174,532,887
    Grupo Financiero Inbursa S.A.B. de C.V.           15,542,038     45,081,293
    Grupo Gigante S.A.B. de C.V. Series *                471,076        944,689
    Grupo Industrial Maseca S.A.B. de C.V. Class B     2,724,300      4,561,329
    Grupo Industrial Saltillo S.A.B. de C.V.           1,337,069      3,061,242
    Grupo KUO S.A.B. de C.V. Series B                  2,056,267      5,126,146
    Grupo Mexico S.A.B. de C.V. Series B              18,526,232     66,507,865
    Grupo Posadas S.A.B. de C.V.                         355,600        661,865
*   Grupo Qumma S.A. de C.V. Series B                      5,301             --
#*  Grupo Simec S.A.B. de C.V. Series B                1,732,137      7,992,854
*   Grupo Simec S.A.B. de C.V. Sponsored ADR              19,072        261,668
*   Grupo Sports World S.A.B. de C.V.                     19,536         32,098
    Grupo Televisa S.A.B. Series CPO                     128,194        649,717
    Grupo Televisa S.A.B. Sponsored ADR                  174,039      4,406,668
    Industrias Bachoco S.A.B. de C.V. ADR                  1,906         64,842
#   Industrias Bachoco S.A.B. de C.V. Series B           932,565      2,643,559
#*  Industrias CH S.A.B. de C.V. Series B              3,336,823     26,881,894
#*  Inmuebles Carso S.A.B. de C.V.                    10,258,893     10,223,154
    Medica Sur S.A.B. de C.V. Series B                     1,000          2,434
    Megacable Holdings S.A.B. de C.V.                    100,294        327,752
*   Minera Frisco S.A.B. de C.V.                       8,979,574     38,425,888
#*  OHL Mexico S.A.B. de C.V.                          3,508,931     10,860,021
#   Organizacion Soriana S.A.B. de C.V. Class B       14,981,589     61,691,726
    Qualitas Controladora S.A.B. de C.V.               2,051,400      4,644,341
*   Sare Holding S.A.B. de C.V. Class B                1,159,700         44,221
*   Savia SA Class A                                   3,457,285             --
    TV Azteca S.A.B. de C.V.                           4,155,179      3,076,440
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.            9,102,158      1,349,323
*   Vitro S.A.B. de C.V. Series A                      1,546,127      3,692,685
                                                                 --------------
TOTAL MEXICO                                                      1,401,889,210
                                                                 --------------
PHILIPPINES -- (1.3%)
    A Soriano Corp.                                   20,195,000      3,389,968
    Alliance Global Group, Inc.                       32,249,206     18,593,790
    Alsons Consolidated Resources, Inc.               17,757,000        609,287
    Atlas Consolidated Mining & Development            2,701,900      1,363,538
*   BDO Unibank, Inc.                                  9,448,565     21,066,919
    Cebu Air, Inc.                                       187,050        370,361
    Cebu Holdings, Inc.                                6,655,750      1,025,186
    China Banking Corp.                                  342,460        574,866
    DMCI Holdings, Inc.                                1,898,790      2,631,789
*   Empire East Land Holdings, Inc.                   50,520,000      1,376,933

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
PHILIPPINES -- (Continued)
*   Export & Industry Bank, Inc. Class A                    14,950 $         --
    Filinvest Development Corp.                            142,800       22,167
    Filinvest Land, Inc.                               187,358,031    9,297,888
    First Philippine Holdings Corp.                      4,465,530   11,610,000
    Fwbc Holdings, Inc.                                  5,471,786           --
*   Global-Estate Resorts, Inc.                         12,662,000      784,529
    JG Summit Holdings, Inc.                             2,923,800    3,373,963
    Lopez Holdings Corp.                                29,100,800    4,945,001
    Macroasia Corp.                                      1,090,000       69,238
    Megaworld Corp.                                    201,087,600   20,303,980
    Metropolitan Bank & Trust                            9,336,217   28,258,653
    Mondragon International Philippines, Inc.            2,464,000           --
*   Philippine National Bank                             4,253,308   11,892,916
*   Philippine National Construction Corp.                 398,900       47,488
    Philippine Savings Bank                              1,232,313    4,279,172
    Philippine Townships, Inc                              226,200       26,104
    Philtown Properties, Inc                                 6,701          251
    Phinma Corp.                                         2,304,398      840,687
    Rizal Commercial Banking Corp.                       4,707,948    8,467,051
    Robinsons Land Corp.                                29,013,450   18,138,718
    San Miguel Corp.                                     6,225,766   18,297,183
    San Miguel Pure Foods Co., Inc.                          2,770       19,732
    Security Bank Corp.                                  1,057,422    5,069,095
    Shang Properties, Inc.                                 614,285       57,294
    SM Development Corp.                                53,432,694   11,038,951
    Solid Group, Inc.                                    5,650,000      293,879
    Trans-Asia Oil & Energy Development                    789,000       53,911
    Union Bank Of Philippines                            2,670,714    9,447,320
    Universal Robina Corp.                              10,352,565   29,881,330
    Vista Land & Lifescapes, Inc.                       55,755,868    8,900,473
                                                                   ------------
TOTAL PHILIPPINES                                                   256,419,611
                                                                   ------------
POLAND -- (1.4%)
    Agora SA                                               722,661    1,422,926
    Asseco Poland SA                                     1,137,783   15,442,707
    Atende SA                                                9,205        4,241
*   Bank Millennium SA                                   6,427,700    9,822,921
    Bank Zachodni WBK SA                                    23,388    1,947,057
*   Bioton SA                                           43,007,859      544,429
*   Ciech SA                                               581,246    4,034,679
    ComArch SA                                               3,061       81,339
    Dom Development SA                                      42,315      441,799
    Enea SA                                              1,540,521    6,340,872
*   Farmacol SA                                              5,526       88,960
    Firma Oponiarska Debica SA                             111,346    2,328,705
    Getin Holding SA                                     3,486,673    2,465,132
*   Getin Noble Bank SA                                  4,515,878    2,247,621
    Grupa Azoty SA                                         114,107    2,200,723
    Grupa Kety SA                                          123,619    5,513,127
*   Grupa Lotos SA                                       1,221,898   14,718,427
*   Impexmetal SA                                        5,864,978    3,856,948
    Koelner SA                                             132,257      256,674

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
POLAND -- (Continued)
*   Kopex SA                                               532,278 $  1,874,130
*   LC Corp. SA                                          1,822,979      700,055
*   MCI Management SA                                       32,510       72,035
*   Mostostal Warszawa SA                                    1,892        1,717
*   Netia SA                                             3,735,760    4,969,781
    Orbis SA                                               541,449    5,970,112
    Pelion SA                                               13,258      245,176
*   Petrolinvest SA                                      1,598,244      400,130
    PGE SA                                              11,970,891   62,212,382
*   Polimex-Mostostal SA                                10,512,907      931,731
*   Polnord SA                                             140,196      209,698
*   Polski Koncern Miesny Duda SA                          951,758      181,196
*   Polski Koncern Naftowy Orlen S.A.                    5,924,385   91,988,888
*   Rafako SA                                                  222          211
*   Rovese SA                                              739,918      335,561
*   Sygnity SA                                             206,622      929,979
    Synthos SA                                           6,674,423    9,955,655
    Tauron Polska Energia SA                            12,634,774   16,859,607
    Zaklady Chemiczne Police SA                              5,277       35,124
                                                                   ------------
TOTAL POLAND                                                        271,632,455
                                                                   ------------
RUSSIA -- (3.8%)
#*  AFI Development P.L.C. GDR                             156,273      107,429
    Federal Hydrogenerating Co. JSC ADR                  6,948,114   12,000,074
    Gazprom OAO Sponsored ADR                           92,768,535  738,805,087
    Magnitogorsk Iron & Steel Works GDR                  1,762,491    5,325,878
#   Mechel Sponsored ADR                                   214,503      875,172
                                                                   ------------
TOTAL RUSSIA                                                        757,113,640
                                                                   ------------
SOUTH AFRICA -- (6.4%)
    ABSA Group, Ltd.                                     5,161,520   85,037,070
    Adcorp Holdings, Ltd.                                  523,194    1,679,210
    Aeci, Ltd.                                           1,452,016   16,251,111
    Afgri, Ltd.                                          4,821,593    2,618,962
#   African Bank Investments, Ltd.                       6,005,846   19,087,147
    African Rainbow Minerals, Ltd.                       1,754,565   34,619,123
    Allied Electronics Corp., Ltd.                         563,821    1,309,636
*   Anglo American Platinum, Ltd.                            4,494      171,278
    AngloGold Ashanti, Ltd.                                340,008    6,560,016
    AngloGold Ashanti, Ltd. Sponsored ADR                  561,593   10,951,063
*   ArcelorMittal South Africa, Ltd.                     2,505,685    6,439,031
    Argent Industrial, Ltd.                              1,278,773      826,652
    Aveng, Ltd.                                          7,024,503   23,096,450
    AVI, Ltd.                                            1,318,808    7,933,994
    Barloworld, Ltd.                                     3,880,866   40,681,647
*   Basil Read Holdings, Ltd.                              436,726      534,282
    Bell Equipment, Ltd.                                   416,814    1,081,849
    Blue Label Telecoms, Ltd.                            3,464,404    2,978,065
*   Brait SE                                             1,676,738    6,853,590
    Business Connexion Group, Ltd.                       1,703,678    1,023,908
    Caxton and CTP Publishers and Printers, Ltd.         3,018,326    5,836,106
    Cipla Medpro South Africa, Ltd.                      6,619,695    6,931,679

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SOUTH AFRICA -- (Continued)
    Clover Industries, Ltd.                                 27,922 $     55,309
*   Consolidated Infrastructure Group, Ltd.                 51,564      104,611
    Corpgro, Ltd                                           579,166           --
    Datacentrix Holdings, Ltd.                             188,927       73,068
    DataTec, Ltd.                                        2,960,700   16,677,155
    Delta EMD, Ltd.                                        205,108      133,814
    Distell Group, Ltd.                                    332,893    4,711,636
*   Distribution and Warehousing Network, Ltd.             250,120      221,656
    DRDGOLD, Ltd.                                        5,871,225    3,946,716
    DRDGOLD, Ltd. Sponsored ADR                              1,600       10,896
    ElementOne, Ltd                                        391,810      387,618
    Eqstra Holdings, Ltd.                                2,073,234    1,435,425
*   Evraz Highveld Steel and Vanadium, Ltd.                148,283      289,353
#   Exxaro Resources, Ltd.                                  17,877      281,558
*   Gijima Group, Ltd.                                     396,488        3,960
    Gold Fields, Ltd.                                    1,705,607   12,787,871
#   Gold Fields, Ltd. Sponsored ADR                     13,638,573  101,743,755
    Grindrod, Ltd.                                       6,992,291   14,652,739
    Group Five, Ltd.                                     1,182,754    4,481,691
    Harmony Gold Mining Co., Ltd.                        3,024,604   15,290,740
#   Harmony Gold Mining Co., Ltd. Sponsored ADR          3,302,382   16,941,220
    Hudaco Industries, Ltd.                                  2,761       27,131
*   Hulamin, Ltd.                                        1,425,740      765,568
    Iliad Africa, Ltd.                                     179,921       99,754
    Impala Platinum Holdings, Ltd.                       2,944,787   40,356,653
    Imperial Holdings, Ltd.                                363,761    8,064,159
    Investec, Ltd.                                       3,949,387   28,378,897
    JCI, Ltd                                            10,677,339           --
#   JD Group, Ltd.                                       2,283,573    8,422,856
    KAP Industrial Holdings, Ltd.                           42,823       14,166
    Lewis Group, Ltd.                                    1,733,977   11,402,085
    Liberty Holdings, Ltd.                               1,406,772   18,751,595
    Mediclinic International, Ltd.                       1,367,983    9,922,001
*   Merafe Resources, Ltd.                              21,718,286    1,837,773
    Metair Investments, Ltd.                             1,090,365    4,068,615
    MMI Holdings, Ltd.                                  15,688,277   40,068,901
    Mondi, Ltd.                                          1,839,112   24,739,964
    Mpact, Ltd.                                          2,030,102    5,419,115
*   Murray & Roberts Holdings, Ltd.                      1,595,682    3,910,412
    Mustek, Ltd.                                            84,890       55,326
*   Mvelaserve, Ltd.                                     1,059,863      975,953
    Nampak, Ltd.                                         1,883,351    6,924,785
    Nedbank Group, Ltd.                                  3,184,038   67,703,160
*   Northam Platinum, Ltd.                               2,853,021   10,606,134
    Omnia Holdings, Ltd.                                   536,219    9,427,660
*   Palabora Mining Co., Ltd.                              195,317    2,322,295
    Peregrine Holdings, Ltd.                             1,491,437    1,862,097
    Petmin, Ltd.                                         1,374,464      336,791
    PSG Group, Ltd.                                        661,981    4,872,856
    Rainbow Chicken, Ltd.                                    2,247        3,858
*   Randgold & Exploration Co., Ltd.                       201,461       51,595
    Raubex Group, Ltd.                                     969,416    2,014,871

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
SOUTH AFRICA -- (Continued)
*   Royal Bafokeng Platinum, Ltd.                         78,408 $      477,893
    Sanlam, Ltd.                                      26,831,075    137,665,287
#*  Sappi, Ltd.                                        7,750,288     23,295,321
*   Sappi, Ltd. Sponsored ADR                            803,111      2,425,395
    Sasol, Ltd.                                           13,868        600,713
    Sasol, Ltd. Sponsored ADR                            707,889     30,736,540
*   Sentula Mining, Ltd.                               2,156,745        326,315
*   Sibanye Gold, Ltd.                                   549,461        520,468
*   Sibanye Gold, Ltd. Sponsored ADR                   2,965,465     11,417,040
    Standard Bank Group, Ltd.                         15,879,866    198,569,484
    Stefanutti Stocks Holdings, Ltd.                     491,148        476,873
#*  Steinhoff International Holdings, Ltd.            20,744,070     55,406,374
*   Super Group, Ltd.                                  3,347,583      8,999,511
*   Telkom SA SOC, Ltd.                                3,786,501      5,406,534
*   Times Media Group, Ltd.                              464,117        864,174
    Tongaat Hulett, Ltd.                                 365,780      5,315,191
    Trencor, Ltd.                                      1,054,354      7,468,697
    Value Group, Ltd.                                    976,777        555,057
    Village Main Reef, Ltd.                            2,263,269        169,161
*   Wesizwe                                                9,762            467
    Zeder Investments, Ltd.                            1,833,713        786,418
                                                                 --------------
TOTAL SOUTH AFRICA                                                1,281,622,599
                                                                 --------------
SOUTH KOREA -- (13.7%)
    Aekyung Petrochemical Co., Ltd.                       21,007      1,068,909
#   AK Holdings, Inc.                                     37,347        895,022
    AMOREPACIFIC Group                                    14,317      5,436,080
#   Asia Cement Co., Ltd.                                 36,191      2,341,789
#   Asia Paper Manufacturing Co., Ltd.                    32,800        708,430
#*  AUK Corp.                                            633,480      1,253,794
    Bookook Securities Co., Ltd.                          28,655        412,451
    Boryung Pharmaceutical Co., Ltd.                      55,106      1,525,908
    BS Financial Group, Inc.                           1,606,361     21,181,382
    Busan City Gas Co., Ltd.                              81,980      2,129,737
    BYC Co., Ltd.                                            810        160,949
    Byucksan Corp.                                       156,140        273,643
#   Capro Corp.                                          116,370      1,080,923
*   China Great Star International, Ltd.                 417,054        534,557
#*  China Ocean Resources Co., Ltd.                      693,020      1,954,482
    Chong Kun Dang Pharm Corp.                             4,329        241,142
    Chosun Refractories Co., Ltd.                          9,371        638,323
    CJ Corp.                                             200,953     26,405,858
*   CJ E&M Corp.                                         240,860      8,148,793
#*  CJ Korea Express Co., Ltd.                            99,247      9,565,981
    CKD Bio Corp.                                         15,160        250,818
#*  Cosmochemical Co., Ltd.                              157,200      1,001,241
#   Dae Dong Industrial Co., Ltd.                        145,130        790,557
#   Dae Han Flour Mills Co., Ltd.                         14,607      2,150,583
    Dae Won Kang Up Co., Ltd.                            252,896      1,882,924
#*  Dae Young Packaging Co., Ltd.                      1,121,470      1,086,200
#   Dae-II Corp.                                          66,990        248,271
#   Daechang Co., Ltd.                                   897,980      1,091,759

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH KOREA -- (Continued)
#   Daeduck GDS Co., Ltd.                                   281,480 $ 5,724,652
#   Daegu Department Store                                  122,031   1,518,611
#   Daehan Steel Co., Ltd.                                  174,340   1,111,727
    Daekyo Co., Ltd.                                        521,770   3,706,736
#   Daelim Industrial Co., Ltd.                             453,905  31,791,223
    Daelim Trading Co., Ltd.                                 15,194      55,204
#   Daesang Holdings Co., Ltd.                              142,836   1,147,965
#   Daesung Holdings Co., Ltd.                               41,070     340,546
    Daewon San Up Co., Ltd.                                   7,595      51,119
#*  Daewoo Engineering & Construction Co., Ltd.           1,138,050   7,822,813
    Daewoo Securities Co., Ltd.                           2,825,042  28,057,185
#   Daewoo Shipbuilding & Marine Engineering Co., Ltd.      842,932  20,291,887
    Daewoong Co., Ltd.                                        4,488     126,345
    Daewoong Pharmaceutical Co., Ltd.                         2,531     169,242
*   Dahaam E-Tec Co., Ltd                                     3,535      57,777
    Daishin Securities Co., Ltd.                            651,155   5,532,472
#   Daou Data Corp.                                         120,651     529,614
    Daou Technology, Inc.                                   321,778   5,864,433
*   Dasan Networks, Inc.                                    126,273     657,412
    DGB Financial Group, Inc.                             1,293,172  18,104,303
#   Dong Ah Tire & Rubber Co., Ltd.                          81,994   1,355,453
#*  Dong Yang Gang Chul Co., Ltd.                           291,430     687,283
#   Dong-Ah Geological Engineering Co., Ltd.                 37,680     399,136
    Dong-II Corp.                                            19,098     934,649
    Dongbang Agro Co.                                        39,760     225,681
#   Dongbang Transport Logistics Co., Ltd.                  273,670     712,037
    Dongbu CNI Co., Ltd.                                     16,040      86,441
#*  Dongbu Corp.                                             62,380     231,547
#*  Dongbu HiTek Co., Ltd.                                  388,074   2,107,753
    Dongbu Securities Co., Ltd.                             351,526   1,251,463
*   Dongbu Steel Co., Ltd.                                  385,134   1,061,868
#   Dongil Industries Co., Ltd.                              18,961   1,050,289
#*  Dongkook Industrial Co., Ltd.                           218,630     825,229
#   Dongkuk Steel Mill Co., Ltd.                            693,279   7,254,824
    DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.             114,484     442,411
#   Dongsung Holdings Co., Ltd.                             195,870   1,344,915
#   Dongwha Pharm Co., Ltd.                                 261,900   1,605,509
#   Dongwon F&B Co., Ltd.                                    19,603   2,419,335
*   Dongwon Systems Corp.                                     7,005      59,230
    Dongyang Mechatronics Corp.                              11,660     123,076
    Doosan Corp.                                            109,796  12,285,052
#*  Doosan Engine Co., Ltd.                                  98,910     776,477
*   Doosan Engineering & Construction Co., Ltd.             838,210   1,873,816
#   Doosan Heavy Industries & Construction Co., Ltd.        134,340   5,005,119
*   Doosan Infracore Co., Ltd.                              148,530   1,764,121
    DRB Holding Co., Ltd.                                   124,305     913,043
    DRB Industrial Co., Ltd.                                117,204     797,410
    E-Mart Co., Ltd.                                          6,018   1,175,607
#   Easy Bio, Inc.                                          156,544     833,956
    Eugene Corp.                                            214,711     695,219
*   Eugene Investment & Securities Co., Ltd.                763,229   1,710,583
#   Fursys, Inc.                                             31,943     774,725

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SOUTH KOREA -- (Continued)
#   Gaon Cable Co., Ltd.                                    15,187 $    311,562
    Global & Yuasa Battery Co., Ltd.                        41,720    2,062,228
    Green Cross Holdings Corp.                              50,710      788,387
#   GS Engineering & Construction Corp.                    506,971   13,955,951
    GS Global Corp.                                          2,440       24,616
    GS Holdings                                            750,939   37,214,694
    Gwangju Shinsegae Co., Ltd.                              5,985    1,424,093
#   Halla Engineering & Construction Corp.                 250,271    1,343,228
    Han Kuk Carbon Co., Ltd.                               103,630      808,702
    Hana Financial Group, Inc.                           4,078,729  130,626,112
#   Handok Pharmaceuticals Co., Ltd.                        34,880      597,974
#   Handsome Co., Ltd.                                     214,790    6,433,013
    Hanil Cement Co., Ltd.                                  52,145    2,412,892
#   Hanil E-Wha Co., Ltd.                                   69,430      840,300
#*  Hanjin Heavy Industries & Construction Co., Ltd.       776,601    5,628,627
    Hanjin Heavy Industries & Construction Holdings
      Co., Ltd.                                            181,040    1,086,099
#*  Hanjin Shipping Co., Ltd.                            1,344,240   10,089,576
*   Hanjin Shipping Holdings Co., Ltd.                     164,924      735,292
#   Hanjin Transportation Co., Ltd.                        140,220    2,886,796
*   Hankuk Glass Industries, Inc.                           29,050      501,465
#   Hankuk Paper Manufacturing Co., Ltd.                    32,780      825,499
*   Hanmi Science Co., Ltd.                                 44,930      523,996
    Hanmi Semiconductor Co., Ltd.                          107,300      951,055
#*  Hansol HomeDeco Co., Ltd.                              291,380      354,603
    Hansol Paper Co.                                       647,244    8,637,077
#   Hanwha Chemical Corp.                                1,436,095   21,367,153
    Hanwha Corp.                                           594,563   16,853,663
*   Hanwha General Insurance Co., Ltd.                     102,603      480,207
#   Hanwha Investment & Securities Co., Ltd.               935,001    3,392,900
    Hanwha Life Insurance Co., Ltd.                      1,473,155    8,969,530
    Hanwha Timeworld Co., Ltd.                              12,290      361,156
    Hanyang Securities Co., Ltd.                            90,530      509,835
#   Heung-A Shipping Co., Ltd.                             544,930      894,975
#   Hitejinro Holdings Co., Ltd.                            99,611    1,329,838
    HMC Investment Securities Co., Ltd.                    259,785    2,908,490
#   HS R&A Co., Ltd.                                        37,336      434,381
    Humax Co., Ltd.                                         11,576      127,898
#   Husteel Co., Ltd.                                       58,990    1,376,891
    Hwacheon Machine Tool Co., Ltd.                         14,227      607,801
    Hyosung Corp.                                          370,458   18,669,784
#*  Hyundai BNG Steel Co., Ltd.                            145,750    1,577,673
#   Hyundai Development Co.                                904,704   18,606,068
    Hyundai Heavy Industries Co., Ltd.                     139,548   25,531,499
    Hyundai Hy Communications & Networks Co., Ltd.         207,730    1,120,166
#   Hyundai Mipo Dockyard                                   81,875    8,048,538
    Hyundai Motor Co.                                      259,450   47,111,720
    Hyundai Securities Co., Ltd.                         1,978,978   13,776,848
#   Hyundai Steel Co.                                    1,197,245   83,179,821
    Hyunjin Materials Co., Ltd.                             38,393      215,097
#   Il Dong Pharmaceutical Co., Ltd.                       133,130    1,552,642
#   Iljin Electric Co., Ltd.                               315,890    1,094,594
    Iljin Holdings Co., Ltd.                                 3,799        5,879

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SOUTH KOREA -- (Continued)
#   Ilshin Spinning Co., Ltd.                               16,046 $  1,452,422
#   Ilsung Pharmaceuticals Co., Ltd.                         9,407      672,585
    Industrial Bank of Korea                             2,572,180   29,480,109
    Intergis Co., Ltd.                                      11,140       81,351
    INTOPS Co., Ltd.                                        44,091    1,291,773
    Inzi Controls Co., Ltd.                                 63,440      385,460
#   INZI Display Co., Ltd.                                 337,768      871,140
#*  IS Dongseo Co., Ltd.                                   121,855    1,396,463
#   ISU Chemical Co., Ltd.                                 164,530    2,918,443
#   Jeil Pharmaceutical Co.                                 73,180    1,109,591
    Jeonbuk Bank                                           707,883    3,889,898
#   JW Pharmaceutical Corp.                                129,319    2,161,300
    KB Financial Group, Inc.                             2,902,753   94,926,902
#   KB Financial Group, Inc. ADR                         3,182,416  104,383,245
#   KC Tech Co., Ltd.                                      332,012    1,609,434
    KCC Corp.                                               64,340   19,128,135
#*  Keangnam Enterprises, Ltd.                             144,590      695,167
#*  KEC Corp.                                              545,330      124,041
#   Keyang Electric Machinery Co., Ltd.                    393,920      898,814
#   KG Chemical Corp.                                       47,243      732,351
#   KISCO Corp.                                             56,021    1,449,815
#   KISCO Holdings Co., Ltd.                                11,673      480,896
#   Kishin Corp.                                           113,945      780,747
#   KISWIRE, Ltd.                                           69,836    2,328,450
    Kolon Corp.                                             95,605    2,302,749
*   Kolon Global Corp.                                     340,650    1,180,076
    Kolon Industries, Inc.                                 178,594    8,279,475
    Korea Airport Service Co., Ltd.                         16,100      389,346
    Korea Cast Iron Pipe Industries Co., Ltd.                7,358       24,589
#   Korea Electric Terminal Co., Ltd.                       89,230    2,769,382
#*  Korea Flange Co., Ltd.                                  58,560      688,891
    Korea Investment Holdings Co., Ltd.                    542,836   22,878,452
#*  Korea Petrochemical Ind Co., Ltd.                       42,821    1,663,110
*   Korean Air Lines Co., Ltd.                              31,830    1,021,448
    Korean Reinsurance Co.                                  51,130      501,824
#   KPF                                                     16,815      149,315
    KPX Chemical Co., Ltd.                                  12,667      712,048
*   KTB Investment & Securities Co., Ltd.                1,066,210    3,632,081
#   Kukdo Chemical Co., Ltd.                                51,898    2,528,500
    Kumho Electric Co., Ltd.                                52,624    1,466,884
#   Kunsul Chemical Industrial Co., Ltd.                    26,860      662,674
    Kwang Dong Pharmaceutical Co., Ltd.                    294,260    1,865,900
#*  Kyeryong Construction Industrial Co., Ltd.              58,970      475,556
    Kyobo Securities Co.                                   272,242    1,245,574
#   Kyung Dong Navien Co., Ltd.                             34,010      482,419
#   Kyung-In Synthetic Corp.                               184,400      751,155
*   Kyungbang, Ltd.                                          9,187      976,152
    LG Corp.                                             1,069,777   63,814,508
*   LG Display Co., Ltd.                                 1,309,420   35,830,276
#*  LG Display Co., Ltd. ADR                             3,996,524   54,832,309
#   LG Electronics, Inc.                                 1,776,548  142,395,511
#   LG Hausys, Ltd.                                         86,225    7,722,562

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SOUTH KOREA -- (Continued)
*   LG Uplus Corp.                                       3,789,011 $ 35,807,282
    LIG Insurance Co., Ltd.                                 65,780    1,353,351
#   Livart Furniture Co., Ltd.                              23,870      172,854
    Lotte Chemical Corp.                                    35,857    5,307,068
    Lotte Chilsung Beverage Co., Ltd.                        9,880   15,421,992
    Lotte Confectionery Co., Ltd.                            9,339   16,288,802
    Lotte Food Co., Ltd.                                     2,861    2,286,018
*   Lotte Non-Life Insurance Co., Ltd.                      23,240       70,208
#   Lotte Shopping Co., Ltd.                               162,373   60,637,658
    Mando Corp.                                              9,744      744,628
*   Meritz Finance Group, Inc.                              16,600       60,237
    Meritz Securities Co., Ltd.                          2,576,974    3,338,530
    Mi Chang Oil Industrial Co., Ltd.                        4,388      358,394
    Mirae Asset Securities Co., Ltd.                       414,359   17,345,102
    MK Electron Co., Ltd.                                   56,825      212,788
#   Moorim P&P Co., Ltd.                                   422,608    2,254,596
#*  Moorim Paper Co., Ltd.                                 264,210      600,330
    Motonic Corp.                                          121,010    1,534,296
    Namhae Chemical Corp.                                   10,560       68,324
    Namyang Dairy Products Co., Ltd.                         4,383    4,634,205
    National Plastic Co.                                   174,380      648,812
#*  NEOWIZ HOLDINGS Corp.                                   69,796      817,608
    Nexen Corp.                                             13,326    1,005,841
    NH Investment & Securities Co., Ltd.                   426,754    1,886,368
    NICE Holdings Co., Ltd.                                    710       53,445
    NK Co., Ltd.                                           196,310      626,118
#   Nong Shim Holdings Co., Ltd.                            24,347    1,877,798
    NongShim Co., Ltd.                                      43,180   13,159,707
*   Osung LST Co., Ltd.                                    203,689      612,842
    Ottogi Corp.                                            10,487    4,523,032
    Paik Kwang Industrial Co., Ltd.                         85,394      440,850
#*  PaperCorea, Inc.                                       404,380      424,698
    Poongsan Corp.                                         338,270    8,211,609
    Poongsan Holdings Corp.                                 49,788    1,061,308
#   POSCO                                                  681,110  195,769,432
#   POSCO ADR                                            1,626,923  117,122,187
#*  POSCO Coated & Color Steel Co., Ltd.                    23,830      318,387
#*  PSK, Inc.                                               70,793      387,731
    Pulmuone Holdings Co., Ltd.                              7,118      439,591
#   Pyeong Hwa Automotive Co., Ltd.                         13,670      203,968
#   S&T Dynamics Co., Ltd.                                 380,544    4,548,650
    S&T Holdings Co., Ltd.                                  87,883    1,118,392
#   S&T Motiv Co., Ltd.                                    124,630    3,280,154
    Saeron Automotive Corp.                                  1,995       13,923
*   Sajo Industries Co., Ltd.                               10,536      433,189
*   Sajodaerim Corp.                                         2,710       30,317
#   Sam Young Electronics Co., Ltd.                        157,970    1,364,734
    Sam Yung Trading Co., Ltd.                              45,134      758,528
    SAMHWA Paints Industrial Co., Ltd.                       2,030        9,628
#*  Samick Musical Instruments Co., Ltd.                 1,125,740    1,526,047
    Samjin Pharmaceutical Co., Ltd.                         33,244      387,498
    Samlip General Foods Co., Ltd.                          16,070      503,244

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SOUTH KOREA -- (Continued)
    Samsung C&T Corp.                                    1,299,457 $ 69,752,392
    Samsung Life Insurance Co., Ltd.                           895       88,219
    Samsung SDI Co., Ltd.                                  520,138   60,642,027
    Samyang Genex Co., Ltd.                                 11,337      977,475
#   Samyang Holdings Corp.                                  89,042    7,571,520
    Samyang Tongsang Co., Ltd.                               8,060      191,941
#   Samyoung Chemical Co., Ltd.                            190,320      498,897
    SAVEZONE I&C Corp.                                      27,710       90,629
#   Seah Besteel Corp.                                     168,664    4,624,221
    SeAH Holdings Corp.                                     13,089    1,267,151
#   SeAH Steel Corp.                                        36,098    3,696,521
    Sebang Co., Ltd.                                       137,830    2,228,988
#   Sejong Industrial Co., Ltd.                             97,700    1,111,560
    Sempio Foods Co.                                         2,800       73,580
#*  Seohee Construction Co., Ltd.                        1,753,286    1,241,654
#*  Seong An Co., Ltd.                                      86,190       67,936
#   Seowon Co., Ltd.                                       156,260      391,506
*   Sewon Cellontech Co., Ltd.                              47,900      173,531
#*  SG Corp.                                             1,945,560    1,527,000
    Shin Poong Pharmaceutical Co., Ltd.                    180,635      855,686
    Shinhan Financial Group Co., Ltd.                    5,415,719  187,584,781
#   Shinhan Financial Group Co., Ltd. ADR                1,630,308   55,903,261
    Shinsegae Co., Ltd.                                     41,475    8,917,554
    Shinsegae Information & Communication Co., Ltd.          4,669      330,344
#*  Shinsung Solar Energy Co., Ltd.                        765,627      640,977
#   Shinsung Tongsang Co., Ltd.                          1,106,860      988,296
    Shinyoung Securities Co., Ltd.                          35,820    1,163,316
#   Silla Co., Ltd.                                         66,973    2,081,648
    Sindoh Co., Ltd.                                        43,098    3,015,574
    SJM Co., Ltd.                                           42,954      388,581
*   SK Broadband Co., Ltd.                                  42,906      203,893
#   SK Chemicals Co., Ltd.                                  94,372    4,010,747
#   SK Gas Co., Ltd.                                        47,214    3,345,043
    SK Holdings Co., Ltd.                                  530,249   76,530,829
    SK Innovation Co., Ltd.                                763,318  104,371,936
#   SK Networks Co., Ltd.                                2,130,956   14,134,993
#   SK Securities Co., Ltd.                              4,048,550    3,604,412
    SKC Co., Ltd.                                           35,200    1,063,268
#   SL Corp.                                               108,620    1,448,440
#   Songwon Industrial Co., Ltd.                           121,460    1,663,605
*   Ssangyong Cement Industrial Co., Ltd.                  289,296    1,762,852
#   STX Corp. Co., Ltd.                                    518,863    1,545,147
#*  STX Engine Co., Ltd.                                   365,660    1,557,248
#*  STX Offshore & Shipbuilding Co., Ltd.                  853,740    3,312,400
#*  STX Pan Ocean Co., Ltd.                              1,611,400    4,952,180
    Suheung Capsule Co., Ltd.                               49,700    1,220,623
    Sun Kwang Co., Ltd.                                     13,670      273,270
#*  Sungchang Enterprise Holdings, Ltd.                     17,840      375,426
*   Sungshin Cement Co., Ltd.                               67,450      348,280
#   Sungwoo Hitech Co., Ltd.                                42,884      597,334
    Sunjin Co., Ltd.                                         9,959      160,484
#   Tae Kyung Industrial Co., Ltd.                         116,020      514,750

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
SOUTH KOREA -- (Continued)
    Taekwang Industrial Co., Ltd.                          4,300 $    3,948,189
#*  Taewoong Co., Ltd.                                    70,311      1,656,692
    Taeyoung Engineering & Construction Co., Ltd.        564,040      3,116,433
#   Tailim Packaging Industrial Co., Ltd.                374,220      1,138,842
    TCC Steel                                             48,310        176,588
    Telcoware Co., Ltd.                                    2,187         18,814
#*  TK Chemical Corp.                                    240,173        341,863
    Tong Kook Corp.                                          607             --
#   Tong Yang Moolsan Co., Ltd.                           72,180        659,807
    Tongyang Life Insurance                               69,890        626,695
    TONGYANG Securities, Inc.                            918,859      3,298,243
*   Top Engineering Co., Ltd.                             37,931        203,324
#   TS Corp.                                              65,206      2,176,870
#   Unid Co., Ltd.                                        46,751      1,983,494
    Union Steel                                           38,477        436,318
    Whanin Pharmaceutical Co., Ltd.                       18,180        224,706
#*  WillBes & Co. (The)                                  727,030        989,159
    Wiscom Co., Ltd.                                      32,980        152,459
*   Woongjin Chemical Co., Ltd.                          489,820        395,396
#*  Woongjin Energy Co., Ltd.                            751,750      1,368,812
*   Woongjin Holdings Co., Ltd.                           32,688         90,825
#*  Woongjin Thinkbig Co., Ltd.                          161,840      1,346,193
    Wooree ETI Co., Ltd.                                  74,183        301,876
    Woori Finance Holdings Co., Ltd.                   5,158,647     55,858,195
#   Woori Finance Holdings Co., Ltd. ADR                   8,505        276,072
    Woori Financial Co., Ltd.                            111,141      2,254,599
    Woori Investment & Securities Co., Ltd.            2,467,643     25,404,296
#   WooSung Feed Co., Ltd.                               284,940        839,751
    YESCO Co., Ltd.                                       30,550      1,103,774
#   Yoosung Enterprise Co., Ltd.                          60,445        218,667
#   YooSung T&S Co., Ltd.                                 52,492        101,138
    Youlchon Chemical Co., Ltd.                          159,540      1,826,533
    Young Poong Corp.                                      4,715      6,858,951
    Young Poong Mining & Construction Corp.               18,030             --
#   Young Poong Precision Corp.                           34,086        343,824
    Youngone Holdings Co., Ltd.                           31,252      2,231,405
    YuHwa Securities Co., Ltd.                            28,680        317,898
    Zinus, Inc.                                            1,866             --
                                                                 --------------
TOTAL SOUTH KOREA                                                 2,724,998,137
                                                                 --------------
TAIWAN -- (13.0%)
    A-DATA Technology Co., Ltd.                        1,422,000      2,822,308
    Ability Enterprise Co., Ltd.                       1,409,000      1,290,394
    AcBel Polytech, Inc.                               5,679,219      4,979,039
    Accton Technology Corp.                            8,758,156      5,322,968
#*  Acer, Inc.                                        47,368,364     38,284,143
    ACES Electronic Co., Ltd.                            135,000        149,837
#   ACHEM TECHNOLOGY Corp.                             2,670,984      1,330,739
*   Action Electronics Co., Ltd.                       3,562,084        824,390
#*  AGV Products Corp.                                 7,871,701      2,803,229
    Alcor Micro Corp.                                    100,000        119,839
    Allis Electric Co., Ltd.                           1,471,000        455,536

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
TAIWAN -- (Continued)
#   Alpha Networks, Inc.                                  5,319,237 $ 3,461,788
    Altek Corp.                                           6,185,808   3,987,956
    Ambassador Hotel (The)                                  543,000     528,589
    AMPOC Far-East Co., Ltd.                              1,772,000   1,682,164
    AmTRAN Technology Co., Ltd.                          10,587,956   8,678,859
    Anpec Electronics Corp.                                 147,000      95,984
    APCB, Inc.                                            2,521,000   1,862,150
    Apex Science & Engineering                              690,713     248,032
    Ardentec Corp.                                          484,000     327,608
    Arima Communications Corp.                              251,566     118,690
#   Asia Cement Corp.                                    25,134,362  31,913,703
*   Asia Optical Co., Inc.                                4,243,290   4,026,857
    Asia Polymer Corp.                                    3,786,478   2,856,914
    Asia Vital Components Co., Ltd.                       4,544,984   2,187,121
#*  AU Optronics Corp.                                   46,988,812  22,147,447
#*  AU Optronics Corp. Sponsored ADR                      9,342,184  45,216,170
    Audix Corp.                                           1,726,164   1,582,205
    Avermedia Technologies                                2,426,000   1,090,589
#   Avision, Inc.                                         2,782,555     784,495
    AVY Precision Technology, Inc.                           16,000      26,300
*   Bank of Kaohsiung                                     6,472,397   2,075,287
    Basso Industry Corp.                                    925,000     680,885
#   BES Engineering Corp.                                23,952,443   6,806,060
    Biostar Microtech International Corp.                 2,764,055   1,030,589
#   Bright Led Electronics Corp.                          1,618,000     761,262
    C Sun Manufacturing, Ltd.                             2,535,837   1,798,561
#*  Cameo Communications, Inc.                            3,030,197   1,021,970
#   Capital Securities Corp.                             20,658,447   7,322,894
#*  Carnival Industrial Corp.                             5,821,000   1,872,481
    Cathay Chemical Works                                   959,000     478,209
    Cathay Real Estate Development Co., Ltd.             14,314,421   8,589,092
    Celxpert Energy Corp.                                   262,000     165,045
#*  Central Reinsurance Co., Ltd.                         2,511,781   1,149,730
    ChainQui Construction Development Co., Ltd.           1,547,173   1,164,021
    Champion Building Materials Co., Ltd.                 5,563,828   1,925,270
*   Chang Ho Fibre Corp.                                    147,000      50,186
    Chang Hwa Commercial Bank                            76,818,525  43,935,032
    Charoen Pokphand Enterprise                           3,296,000   1,715,643
    Cheng Loong Corp.                                    13,494,659   6,037,239
    Cheng Uei Precision Industry Co., Ltd.                3,387,635   6,758,777
#   Chia Chang Co., Ltd.                                    642,000     839,946
    Chia Hsin Cement Corp.                                7,482,191   3,298,131
#   Chien Kuo Construction Co., Ltd.                      4,910,247   2,406,322
*   Chien Shing Stainless Steel                           1,525,000     199,568
#   Chilisin Electronics Corp.                              754,300     437,124
    Chin-Poon Industrial Co.                              6,566,815   8,569,158
*   China Airlines, Ltd.                                 42,269,353  16,126,745
    China Chemical & Pharmaceutical Co., Ltd.             4,203,264   3,113,186
*   China Development Financial Holding Corp.           182,628,960  50,595,611
#   China Electric Manufacturing Corp.                    3,663,200   2,105,432
*   China General Plastics Corp.                          6,721,000   3,409,802
    China Glaze Co., Ltd.                                 2,248,363   1,045,068

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
TAIWAN -- (Continued)
*   China Manmade Fibers Corp.                           18,686,813 $ 7,446,477
    China Metal Products                                  3,833,689   5,088,699
    China Motor Corp.                                    11,432,749  11,146,955
#   China Petrochemical Development Corp.                27,262,397  14,766,864
    China Rebar Co., Ltd                                    439,188          --
    China Steel Structure Co., Ltd.                       1,580,219   1,937,205
    China Synthetic Rubber Corp.                          7,333,711   7,909,350
    China United Trust & Investment Corp                    493,999          --
*   China Wire & Cable Co., Ltd.                          2,900,000   1,090,661
    Chinatrust Financial Holding Co., Ltd.               86,887,248  52,767,484
    Chinese Maritime Transport, Ltd.                      1,362,000   1,639,315
*   Chun YU Works & Co., Ltd.                             2,927,000   1,061,366
    Chun Yuan Steel                                       6,454,287   2,451,199
    Chung Hsin Electric & Machinery Manufacturing Corp.   6,609,000   3,786,283
*   Chung Hung Steel Corp.                               12,373,046   3,448,442
*   Chung Hwa Pulp Corp.                                  6,323,011   2,015,258
    Chung Shing Textile Co., Ltd                                600          --
*   Chunghwa Picture Tubes, Ltd.                         55,899,412   3,651,244
*   Chyang Sheng Dyeing & Finishing Co., Ltd.               328,000     148,523
#*  CMC Magnetics Corp.                                  47,154,830   8,483,006
#   CoAsia Microelectronics Corp.                         1,211,000     923,334
#   Collins Co., Ltd.                                     2,467,224     949,075
#   Compal Electronics, Inc.                             67,997,332  44,046,392
    Compeq Manufacturing Co.                             19,820,000   7,397,595
    Compex International Co., Ltd                            46,400          --
*   Concord Securities Corp.                              1,358,000     320,831
#   Continental Holdings Corp.                            7,293,848   2,782,348
    Coretronic Corp.                                      5,602,000   4,457,621
*   Cosmos Bank Taiwan                                      974,872     509,178
#   Coxon Precise Industrial Co., Ltd.                    2,038,000   3,979,378
    Creative Sensor, Inc.                                    40,000      19,719
    CSBC Corp. Taiwan                                     5,590,654   3,676,019
    D-Link Corp.                                         10,510,939   6,152,765
#   DA CIN Construction Co., Ltd.                         2,614,579   2,257,103
#   Darfon Electronics Corp.                              5,597,950   5,113,592
    Delpha Construction Co., Ltd.                         3,910,016   1,304,791
    Depo Auto Parts Ind Co., Ltd.                           375,000   1,004,856
    Der Pao Construction Co., Ltd                         1,139,000          --
    DFI, Inc.                                               302,280     286,158
    Dynamic Electronics Co., Ltd.                         3,936,324   1,496,304
#   E Ink Holdings, Inc.                                 10,084,000   7,504,094
#*  E-Ton Solar Tech Co., Ltd.                            2,471,444     987,529
    E.Sun Financial Holding Co., Ltd.                    62,577,285  37,816,932
*   Eastern Media International Corp.                    13,978,399   1,794,000
*   Edimax Technology Co., Ltd.                           2,313,000   1,019,688
#   Edison Opto Corp.                                       539,000     657,180
    Edom Technology Co., Ltd.                               943,800     358,165
    Elite Material Co., Ltd.                              2,495,905   2,556,413
    Elite Semiconductor Memory Technology, Inc.           2,989,000   4,054,351
    Elitegroup Computer Systems Co., Ltd.                11,584,066   4,739,630
#   Entie Commercial Bank                                 2,271,232   1,291,817
#   Episil Technologies, Inc.                             1,748,000     532,690

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                         SHARES      VALUE++
                                                       ----------- ------------
TAIWAN -- (Continued)
    Epistar Corp.                                       14,105,000 $ 24,905,704
    Eternal Chemical Co., Ltd.                           1,029,000      888,202
*   Etron Technology, Inc.                               1,794,000      809,325
*   Eva Airways Corp.                                   13,312,738    7,428,858
    Ever Fortune Industrial Co., Ltd                       409,000           --
*   Everest Textile Co., Ltd.                            4,173,002      993,150
    Evergreen International Storage & Transport Corp.    9,117,000    5,957,508
*   Evergreen Marine Corp. Taiwan, Ltd.                 29,459,998   17,239,855
    Everlight Chemical Industrial Corp.                  2,238,100    1,584,755
#   Everlight Electronics Co., Ltd.                      2,417,000    3,902,821
*   Everspring Industry Co.                              1,078,180      697,341
#   Excelsior Medical Co., Ltd.                          1,410,200    2,609,548
    Far Eastern Department Stores Co., Ltd.              4,776,362    4,228,262
#   Far Eastern International Bank                      25,287,873   10,336,176
*   Farglory F T Z Investment Holding Co., Ltd.            292,000      214,729
    Farglory Land Development Co., Ltd.                    385,000      735,721
    Federal Corp.                                        6,646,367    4,466,142
#*  First Copper Technology Co., Ltd.                    3,667,750    1,120,886
    First Financial Holding Co., Ltd.                  114,221,437   70,358,478
    First Hotel                                          1,124,612      732,239
#   First Insurance Co., Ltd.                            3,635,064    2,464,973
    First Steamship Co., Ltd.                            4,076,173    3,035,545
    Forhouse Corp.                                       7,479,635    3,654,442
#   Formosa Advanced Technologies Co., Ltd.              1,020,000      764,750
#*  Formosa Epitaxy, Inc.                                8,372,000    5,967,719
    Formosa Oilseed Processing                           1,111,977      495,564
    Formosa Taffeta Co., Ltd.                           10,729,511   10,210,432
    Formosan Rubber Group, Inc.                          7,703,000    6,202,158
#   Formosan Union Chemical                              2,749,034    1,416,010
#   Fortune Electric Co., Ltd.                             436,000      192,843
#   Founding Construction & Development Co., Ltd.        2,770,780    2,008,577
#*  Froch Enterprise Co., Ltd.                           1,898,000      583,117
    FSP Technology, Inc.                                 1,797,283    1,708,739
    FU I Industrial                                          2,799        4,923
#   Fubon Financial Holding Co., Ltd.                   83,424,471  119,358,177
    Fullerton Technology Co., Ltd.                       1,753,200    1,617,909
#   Fulltech Fiber Glass Corp.                           3,742,690    1,536,934
#   Fwusow Industry Co., Ltd.                            2,728,427    1,387,186
#   G Shank Enterprise Co., Ltd.                         2,582,880    1,469,888
    Gemtek Technology Corp.                              5,752,962    7,558,069
#*  Genesis Photonics, Inc.                              1,479,000    1,024,608
#   Getac Technology Corp.                              10,500,065    5,045,741
#*  Giantplus Technology Co., Ltd.                         829,100      265,102
    Giga Solution Tech Co., Ltd.                           461,000      260,808
    Gigabyte Technology Co., Ltd.                        9,308,287    8,872,008
#   Gigastorage Corp.                                    5,891,600    4,486,005
#*  Gintech Energy Corp.                                 6,544,942    6,408,558
    Global Brands Manufacture, Ltd.                      4,730,951    1,622,128
    Global Lighting Technologies, Inc.                     331,000      413,887
    Globe Union Industrial Corp.                         3,298,000    1,604,155
    Gloria Material Technology Corp.                     2,470,000    1,914,699
#*  Gold Circuit Electronics, Ltd.                       9,237,965    1,882,567

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
TAIWAN -- (Continued)
    Goldsun Development & Construction Co., Ltd.         22,243,261 $ 8,869,126
    Good Will Instrument Co., Ltd.                          444,172     266,358
    Grand Pacific Petrochemical                          16,312,000   8,328,516
    Great China Metal Industry                              922,000   1,090,014
    Great Wall Enterprise Co., Ltd.                       3,276,767   2,751,128
#*  Green Energy Technology, Inc.                         5,831,880   4,906,919
#*  GTM Corp.                                             2,449,000   1,312,430
#   Hannstar Board Corp.                                  5,163,635   2,347,049
*   HannStar Display Corp.                               44,505,000  12,143,774
#   Harvatek Corp.                                        3,516,459   1,421,802
    Helix Technology, Inc.                                   29,585          --
    Hey Song Corp.                                        3,858,000   5,109,397
    HiTi Digital, Inc.                                      266,000     166,827
#   Hitron Technology, Inc.                               3,092,525   1,683,274
*   Ho Tung Chemical Corp.                               11,404,669   5,591,555
#   Hocheng Corp.                                         4,236,300   1,255,306
    Hold-Key Electric Wire & Cable Co., Ltd.                515,124     209,649
    Holy Stone Enterprise Co., Ltd.                       3,608,643   3,395,318
#   Hong TAI Electric Industrial                          3,826,000   1,236,398
    Hong YI Fiber Industry Co.                               84,040      28,295
*   Horizon Securities Co., Ltd.                          3,547,000   1,136,275
    Hsin Kuang Steel Co., Ltd.                            4,310,124   2,694,886
    Hsing TA Cement Co.                                   2,071,980     730,248
*   HUA ENG Wire & Cable                                  7,399,035   2,847,032
    Hua Nan Financial Holdings Co., Ltd.                 41,381,267  24,081,056
    Hualon Corp.                                            257,040          --
    Hung Ching Development & Construction Co., Ltd.       1,906,468     915,935
    Hung Poo Real Estate Development Corp.                3,207,655   3,587,562
    Hung Sheng Construction Co., Ltd.                     8,769,892   7,258,361
    Huxen Corp.                                             572,281     688,661
*   Hwa Fong Rubber Co., Ltd.                             3,194,960     992,651
#*  I-Chiun Precision Industry Co., Ltd.                  3,677,000   2,516,441
#*  Ichia Technologies, Inc.                              6,402,260   3,455,560
    Infortrend Technology, Inc.                             663,000     346,056
#*  Innolux Corp.                                       113,184,745  70,870,943
*   Inotera Memories, Inc.                               33,144,728  13,022,345
    Inventec Corp.                                       37,639,277  15,053,741
#*  ITE Technology, Inc.                                  2,962,000   2,613,604
#*  J Touch Corp.                                         1,416,000   1,445,201
*   Janfusun Fancyworld Corp.                               974,000     129,838
#*  Jess-Link Products Co., Ltd.                            778,000     654,710
    Jih Sun Financial Holdings Co., Ltd.                  1,692,000     507,473
*   K Laser Technology, Inc.                              1,056,601     688,465
#   Kang Na Hsiung Enterprise Co., Ltd.                   1,655,078     863,943
*   Kao Hsing Chang Iron & Steel                          1,589,000     410,710
#   Kaulin Manufacturing Co., Ltd.                        2,961,656   2,221,698
    Kenmec Mechanical Engineering Co., Ltd.                 611,000     232,381
    Kerry TJ Logistics Co., Ltd.                            465,000     622,450
#   Kindom Construction Co.                               6,307,000   6,800,929
    King Yuan Electronics Co., Ltd.                      20,624,805  14,699,180
*   King's Town Bank                                     11,813,012  10,822,309
    Kinpo Electronics                                    16,936,375   4,026,586

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
TAIWAN -- (Continued)
#   KS Terminals, Inc.                                    1,113,880 $   781,827
    Kung Sing Engineering Corp.                             813,000     342,042
#   Kuo Toong International Co., Ltd.                     1,095,000     825,641
#   Kuoyang Construction Co., Ltd.                        7,893,029   5,446,252
#*  Kwong Fong Industries                                 5,261,900   3,176,539
#*  KYE Systems Corp.                                     4,462,000   1,406,937
    L&K Engineering Co., Ltd.                             2,019,000   1,935,855
#   LAN FA Textile                                        3,158,713     861,968
#   Leader Electronics, Inc.                              1,314,056     876,021
    Lealea Enterprise Co., Ltd.                          12,140,118   4,263,320
#   Ledtech Electronics Corp.                               390,000     196,120
#   LEE CHI Enterprises Co., Ltd.                         3,466,900   1,776,071
    Lelon Electronics Corp.                               1,390,200     696,366
#*  Leofoo Development Co.                                4,844,774   2,285,585
    LES Enphants Co., Ltd.                                  154,000     110,169
*   Lextar Electronics Corp.                                 69,000      76,356
*   Li Peng Enterprise Co., Ltd.                          7,709,823   2,915,500
    Lien Hwa Industrial Corp.                             8,501,990   5,862,512
    Lingsen Precision Industries, Ltd.                    6,224,480   3,506,945
    Lite-On Semiconductor Corp.                           5,258,190   3,044,953
    Lite-On Technology Corp.                             31,552,495  56,819,539
*   Long Chen Paper Co., Ltd.                             6,893,369   2,156,555
    Longwell Co.                                            710,000     606,246
    Lotes Co., Ltd.                                         818,000   2,201,853
*   Lucky Cement Corp.                                    3,099,000     729,836
#   Macronix International                               68,587,913  18,737,343
#   Marketech International Corp.                         2,133,000   1,633,772
    Masterlink Securities Corp.                          16,025,000   5,007,931
    Maxtek Technology Co., Ltd.                             262,000     184,772
#*  Mayer Steel Pipe Corp.                                2,472,456   1,000,829
    Maywufa Co., Ltd.                                       252,070     132,631
    Mega Financial Holding Co., Ltd.                    124,743,381  96,296,586
    Megamedia Corp.                                             782           6
    Meiloon Industrial Co.                                1,613,084     661,905
    Mercuries & Associates, Ltd.                          1,466,127   1,153,612
    Mercuries Data Systems, Ltd.                          1,537,800     462,786
    Micro-Star International Co., Ltd.                   13,221,985   6,191,983
*   Microelectronics Technology, Inc.                       963,826     541,768
    Mirle Automation Corp.                                  565,550     392,210
    Mitac International Corp.                            20,047,450   7,105,772
    Mobiletron Electronics Co., Ltd.                        153,000      86,156
*   Mosel Vitelic, Inc.                                   7,721,506   1,826,620
#*  Motech Industries, Inc.                               2,610,000   2,734,682
#*  Nan Ren Lake Leisure Amusement Co., Ltd.                492,000     172,738
#   Nan Ya Printed Circuit Board Corp.                    3,596,000   4,123,804
#   Nantex Industry Co., Ltd.                             2,234,063   1,515,670
*   Nanya Technology Corp.                                3,923,000     866,668
#*  Neo Solar Power Corp.                                11,320,000   7,835,268
#   New Asia Construction & Development Corp.             1,773,993     541,553
    New Era Electronics Co., Ltd.                           139,000     129,652
    Nichidenbo Corp.                                         90,474      79,533
#   Nien Hsing Textile Co., Ltd.                          4,012,602   3,155,283

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
TAIWAN -- (Continued)
#   Nishoku Technology, Inc.                                229,000 $   461,146
#*  Ocean Plastics Co., Ltd.                                827,000     876,511
*   Optimax Technology Corp.                              1,305,597     141,671
    OptoTech Corp.                                        9,277,000   3,779,162
*   Orient Semiconductor Electronics, Ltd.                5,410,276     953,737
    Pacific Construction Co.                              2,295,452     712,989
*   Pan Jit International, Inc.                           6,261,837   2,304,991
#*  Pan-International Industrial                          2,210,967   1,746,646
#   Paragon Technologies Co., Ltd.                        1,209,100   1,693,965
#*  Pegatron Corp.                                       28,348,998  46,476,685
    Phihong Technology Co., Ltd.                          2,010,320   1,555,626
    Picvue Electronics, Ltd.                                241,600          --
    Plotech Co., Ltd.                                       894,282     338,713
    Portwell, Inc.                                          501,000     520,560
    Potrans Electrical Corp.                              1,139,000     168,272
    Pou Chen Corp.                                       29,022,550  34,257,996
*   Powercom Co., Ltd.                                    1,347,500     334,726
#*  Powertech Industrial Co., Ltd.                          271,000     168,039
#   Powertech Technology, Inc.                           10,254,000  18,371,895
*   President Securities Corp.                           12,336,992   7,427,440
    Prince Housing & Development Corp.                    2,347,075   1,680,073
    Procomp Informatics, Ltd.                               391,440          --
    Prodisc Technology, Inc.                              6,185,157          --
    Promate Electronic Co., Ltd.                            949,000     871,863
*   Promise Technology, Inc.                                573,000     351,871
#*  Qisda Corp.                                          25,179,171   6,163,280
    Quanta Storage, Inc.                                  1,007,000     678,394
#   Quintain Steel Co., Ltd.                              5,824,629   1,402,974
    Radium Life Tech Co., Ltd.                            9,605,368   8,006,899
    Ralec Electronic Corp.                                  477,087     525,459
    Rechi Precision Co., Ltd.                               774,836     773,954
    Rich Development Co., Ltd.                            1,501,000     802,400
#*  Ritek Corp.                                          49,652,622   6,651,034
    Sainfoin Technology Corp.                               835,498          --
    Sampo Corp.                                           9,606,925   3,290,963
*   Sanyang Industry Co., Ltd.                           11,430,624  11,270,687
    Sanyo Electric Taiwan Co., Ltd.                          29,000      34,994
    SDI Corp.                                             1,119,000   1,033,064
    Sesoda Corp.                                            927,500     995,536
    Shan-Loong Transportation Co., Ltd.                      66,000      53,819
    Sheng Yu Steel Co., Ltd.                              1,918,000   1,130,241
#   ShenMao Technology, Inc.                              1,207,000   1,278,064
    Shih Wei Navigation Co., Ltd.                         2,193,718   1,610,172
    Shihlin Electric & Engineering Corp.                  4,381,000   5,281,710
#*  Shin Kong Financial Holding Co., Ltd.               101,152,151  32,012,236
#   Shinkong Insurance Co., Ltd.                          3,324,412   2,564,155
    Shinkong Synthetic Fibers Corp.                      26,053,754   8,185,743
#*  Shuttle, Inc.                                         2,714,015   1,156,347
    Sigurd Microelectronics Corp.                         6,663,047   6,961,688
*   Silicon Integrated Systems Corp.                     10,341,165   3,429,244
    Sinbon Electronics Co., Ltd.                          2,428,000   2,313,753
    Sincere Navigation Corp.                              4,532,740   4,233,259

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
TAIWAN -- (Continued)
    Sinkang Industries, Ltd.                                699,557 $   244,428
#   Sino-American Silicon Products, Inc.                  3,440,000   4,758,805
#   Sinon Corp.                                           5,973,877   2,957,550
    SinoPac Financial Holdings Co., Ltd.                109,178,958  54,712,701
    Sirtec International Co., Ltd.                          454,000     691,399
    Sitronix Technology Corp.                             1,341,000   1,906,844
*   Siward Crystal Technology Co., Ltd.                   1,411,875     549,965
    Soft-World International Corp.                           17,000      27,953
*   Solomon Technology Corp.                              1,375,950     569,364
#*  Solytech Enterprise Corp.                             2,596,000     848,961
    Southeast Cement Co., Ltd.                            3,539,700   1,728,284
    Spirox Corp.                                          1,115,661     497,441
#   Star Comgistic Capital Co., Ltd.                      1,575,676     679,544
#   Stark Technology, Inc.                                2,118,200   1,824,512
#   Sunonwealth Electric Machine Industry Co., Ltd.         478,421     304,281
*   Sunplus Technology Co., Ltd.                          8,214,620   2,642,672
    Sunrex Technology Corp.                               1,158,000     465,946
    Sunspring Metal Corp.                                   132,000     208,943
#*  Super Dragon Technology Co., Ltd.                       184,175     142,887
#   Supreme Electronics Co., Ltd.                         3,222,681   1,711,371
    Sweeten Construction Co., Ltd.                        1,233,825     898,224
    Sysage Technology Co., Ltd.                             170,000     196,559
    Systex Corp.                                            801,801     972,325
    TA Chen Stainless Pipe                                7,322,074   3,618,833
*   Ta Chong Bank, Ltd.                                  25,875,840   9,045,201
    Ta Ya Electric Wire & Cable                           8,900,329   2,132,414
#   TA-I Technology Co., Ltd.                             1,715,915     934,877
#   Tah Hsin Industrial Co., Ltd.                         1,700,000   1,715,425
*   TAI Roun Products Co., Ltd.                              63,000      22,744
    Taichung Commercial Bank                             25,379,654   9,212,441
    Taiflex Scientific Co., Ltd.                             58,000      71,951
#   Tainan Enterprises Co., Ltd.                          1,689,183   2,111,611
#   Tainan Spinning Co., Ltd.                            16,766,442   8,247,378
    Taishin Financial Holding Co., Ltd.                  92,810,230  40,326,161
#   Taisun Enterprise Co., Ltd.                           3,464,410   1,715,642
    Taita Chemical Co., Ltd.                              3,554,864   1,121,090
*   Taiwan Business Bank                                 52,053,106  16,025,019
    Taiwan Calsonic Co., Ltd.                                48,000      45,885
    Taiwan Cement Corp.                                  44,762,440  59,501,878
    Taiwan Cogeneration Corp.                             3,677,333   2,459,864
    Taiwan Cooperative Financial Holding                 79,569,819  45,750,791
    Taiwan Fertilizer Co., Ltd.                             601,000   1,439,380
    Taiwan Fire & Marine Insurance Co.                    1,144,000     861,574
    Taiwan Flourescent Lamp Co., Ltd.                       756,000          --
#   Taiwan FU Hsing Industrial Co., Ltd.                  2,128,000   2,084,052
    Taiwan Glass Industry Corp.                           9,558,710   9,737,272
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.          580,000     336,736
    Taiwan Kolin Co., Ltd.                                5,797,000          --
#*  Taiwan Land Development Corp.                        11,514,739   4,577,197
    Taiwan Mask Corp.                                     3,154,250   1,101,518
    Taiwan Navigation Co., Ltd.                             837,000     645,445
    Taiwan Paiho, Ltd.                                    3,217,549   2,267,131

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
TAIWAN -- (Continued)
    Taiwan Prosperity Chemical Corp.                        220,000 $   244,907
#   Taiwan Pulp & Paper Corp.                             7,065,660   2,178,390
    Taiwan Sakura Corp.                                   2,643,472   1,483,885
    Taiwan Semiconductor Co., Ltd.                          528,000     277,530
    Taiwan Sogo Shin Kong SEC                                83,205     105,420
*   Taiwan Styrene Monomer                                9,159,045   3,108,923
#   Taiwan Surface Mounting Technology Co., Ltd.            292,000     487,922
    Taiwan TEA Corp.                                     10,090,092   6,165,130
    Taiwan Union Technology Corp.                         1,262,000     778,501
    Taiyen Biotech Co., Ltd.                              3,286,000   3,205,359
#*  Tatung Co., Ltd.                                     34,224,342   8,645,120
#   Teco Electric and Machinery Co., Ltd.                32,704,725  30,779,290
*   Tecom Co., Ltd.                                         703,753      47,602
*   Tekcore Co., Ltd.                                       372,000     146,569
    Test-Rite International Co., Ltd.                     1,333,266   1,008,382
#   Thinking Electronic Industrial Co., Ltd.              1,396,000   1,471,957
    Ton Yi Industrial Corp.                              12,140,600   8,989,194
    Tong Yang Industry Co., Ltd.                          5,576,808   5,835,797
    Tong-Tai Machine & Tool Co., Ltd.                     3,130,753   2,545,830
    Topco Scientific Co., Ltd.                              848,719   1,612,774
#   Topoint Technology Co., Ltd.                          2,333,924   1,424,562
    Transasia Airways Corp.                                 618,000     281,958
#   Tung Ho Steel Enterprise Corp.                       10,511,274  10,260,984
    Tung Ho Textile Co., Ltd.                             2,775,000     835,025
    TYC Brother Industrial Co., Ltd.                      2,992,212   1,166,859
#*  Tycoons Group Enterprise                              8,178,938   1,553,602
#*  Tyntek Corp.                                          5,444,683   1,332,802
    TZE Shin International Co., Ltd.                      1,043,472     526,881
*   U-Tech Media Corp.                                    1,946,799     408,641
    Unic Technology Corp.                                    36,000      16,177
#   Unimicron Technology Corp.                           24,359,363  25,711,358
#*  Union Bank Of Taiwan                                  9,877,493   3,769,858
    Unitech Computer Co., Ltd.                            1,308,739     654,362
#   Unitech Printed Circuit Board Corp.                  10,421,281   3,400,263
    United Integrated Services Co., Ltd.                  1,576,000   1,584,823
#   United Microelectronics Corp.                       218,090,681  83,574,149
    Universal Cement Corp.                                5,717,551   3,518,483
    Unizyx Holding Corp.                                  6,645,000   3,177,400
    UPC Technology Corp.                                 11,858,140   6,212,965
    USI Corp.                                             5,907,691   4,147,809
#   Ve Wong Corp.                                         1,594,806   1,097,737
#   Wafer Works Corp.                                     2,197,000   1,254,444
    Wah Hong Industrial Corp.                               277,516     389,095
    Wah Lee Industrial Corp.                              1,616,000   2,439,635
*   Walsin Lihwa Corp.                                   55,619,412  17,271,313
*   Walsin Technology Corp.                               9,690,230   2,484,136
#*  Walton Advanced Engineering, Inc.                     5,565,853   2,018,676
*   Wan Hai Lines, Ltd.                                   8,102,000   4,535,537
    WAN HWA Enterprise Co.                                  649,568     311,434
    Waterland Financial Holdings Co., Ltd.               29,605,572  10,439,557
*   WEI Chih Steel Industrial Co., Ltd.                   1,914,898     325,176
#   Wei Mon Industry Co., Ltd.                            4,130,000   1,428,668

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                       SHARES       VALUE++
                                                     ----------- --------------
TAIWAN -- (Continued)
    Weikeng Industrial Co., Ltd.                       1,544,550 $    1,091,038
    Well Shin Technology Co., Ltd.                       949,080      1,461,133
*   Weltrend Semiconductor                             1,696,000        823,402
#*  Winbond Electronics Corp.                         47,362,885     13,174,412
#*  Wintek Corp.                                      37,354,507     19,194,727
#   Wistron Corp.                                     25,314,650     25,727,683
    WPG Holdings, Ltd.                                   515,092        620,676
#   WT Microelectronics Co., Ltd.                      3,043,096      3,632,493
#*  WUS Printed Circuit Co., Ltd.                      6,072,928      2,451,102
*   Yageo Corp.                                       33,224,840     10,512,310
*   Yang Ming Marine Transport Corp.                  24,157,676     10,862,219
    YC INOX Co., Ltd.                                  4,467,667      2,431,013
#   Yem Chio Co., Ltd.                                 4,278,228      2,916,363
#   YFY, Inc.                                         17,172,847      8,420,287
#*  Yi Jinn Industrial Co., Ltd.                       4,146,796      1,013,194
    Yieh Phui Enterprise Co., Ltd.                    15,236,235      4,238,576
    Young Fast Optoelectronics Co., Ltd.               2,740,000      4,936,315
    Yuanta Financial Holding Co., Ltd.               143,984,654     73,306,738
#   Yulon Motor Co., Ltd.                             13,240,572     22,731,838
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.     368,687        993,411
    Yungtay Engineering Co., Ltd.                        257,000        614,494
    Zenitron Corp.                                     3,103,000      1,997,957
#   Zig Sheng Industrial Co., Ltd.                     8,451,834      2,582,787
    Zinwell Corp.                                      1,346,000      1,126,628
    Zippy Technology Corp.                               233,000        209,417
                                                                 --------------
TOTAL TAIWAN                                                      2,584,117,254
                                                                 --------------
THAILAND -- (3.4%)
    AAPICO Hitech PCL                                    647,760        606,930
    AJ Plast PCL                                       1,901,100        848,532
    Asia Plus Securities PCL                          13,223,200      2,018,396
    Bangchak Petroleum PCL                             9,727,700     12,014,621
    Bangkok Bank PCL (6368360)                         9,300,200     71,613,124
    Bangkok Bank PCL (6077019)                         6,294,000     48,679,319
    Bangkok Expressway PCL                             5,220,100      7,114,276
    Bangkok Insurance PCL                                152,020      2,014,848
    Bangkokland PCL                                  154,019,903     10,810,256
    Bank of Ayudhya PCL (6359933)                      6,065,200      6,767,813
    Bank of Ayudhya PCL (6075949)                     22,788,300     25,428,171
    Banpu PCL                                          1,676,500     19,478,245
    CalComp Electronics Thailand PCL                  22,770,700      2,792,999
    Charoong Thai Wire & Cable PCL                     1,201,700        618,251
    Delta Electronics Thailand PCL                     6,746,600      8,734,951
    Eastern Water Resources Development and
      Management PCL                                   6,817,600      3,298,464
    Esso Thailand PCL                                 23,143,400      7,609,329
*   G J Steel PCL                                    537,140,250      2,379,156
    G Steel PCL (Foreign)                             79,804,200        951,668
    GFPT PCL                                              37,900         10,847
*   Golden Land Property Development PCL                 507,500        221,329
    Hana Microelectronics PCL                          5,031,100      4,251,151
    Hemaraj Land and Development PCL                   7,485,000      1,096,610
    ICC International PCL                              2,682,700      3,747,554

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
THAILAND -- (Continued)
    IRPC PCL                                           130,549,600 $ 18,236,912
    Kang Yong Electric PCL                                   3,400       32,668
    KGI Securities Thailand PCL                         13,459,500    1,641,738
    Kiatnakin Bank PCL                                   4,662,400   11,199,291
    Krung Thai Bank PCL                                 63,049,200   53,274,963
*   Laguna Resorts & Hotels PCL                          1,342,400    1,989,588
    LH Financial Group PCL                               6,526,500      324,657
    MBK PCL                                                958,900    5,423,421
*   Padaeng Industry PCL                                 1,412,500      654,514
    Polyplex Thailand PCL                                4,987,500    2,090,162
    Precious Shipping PCL                                6,275,400    3,805,864
    Property Perfect PCL                                45,376,400    2,751,959
    PTT Global Chemical PCL                             31,932,741   79,423,853
    PTT PCL                                              8,157,700   90,610,228
    Quality Houses PCL                                  38,933,241    5,597,897
*   Regional Container Lines PCL                         5,665,000    1,341,457
    Saha Pathana Inter-Holding PCL                       2,906,200    2,698,261
    Saha Pathanapibul PCL                                1,594,833    2,553,906
    Saha-Union PCL                                       2,976,400    4,208,538
*   Sahaviriya Steel Industries PCL                    139,232,840    2,751,450
    SC Asset Corp PCL                                   22,145,000    5,885,213
    Siam Future Development PCL                            817,987      253,618
    Sri Ayudhya Capital PCL                                233,300      176,465
    Sri Trang Agro-Industry PCL                          8,115,200    4,313,360
*   Tata Steel Thailand PCL                             40,432,800    1,529,145
    Thai Airways International PCL                      14,595,611   14,670,205
    Thai Carbon Black PCL                                  441,000      420,716
    Thai Oil PCL                                        11,786,900   26,505,465
    Thai Rayon PCL                                         165,000      245,954
    Thai Stanley Electric PCL (B01GKK6)                    193,800    1,657,370
    Thai Stanley Electric PCL (B01GKM8)                     43,100      368,589
    Thai Wacoal PCL                                         93,300      182,785
    Thaicom PCL                                          2,520,200    2,940,949
    Thanachart Capital PCL                               9,080,500   14,773,215
*   Thoresen Thai Agencies PCL                           8,166,900    4,980,835
    Tisco Financial Group PCL                            1,680,100    3,148,399
    TMB Bank PCL                                       205,343,400   19,170,048
    Total Access Communication PCL                       5,393,680   21,501,212
    TPI Polene PCL                                      11,792,824    6,026,997
*   Tycoons Worldwide Group Thailand PCL                 1,243,300      258,403
    Vanachai Group PCL                                   8,582,300    1,169,649
    Vinythai PCL                                         6,553,917    4,131,089
                                                                   ------------
TOTAL THAILAND                                                      668,027,848
                                                                   ------------
TURKEY -- (2.8%)
    Adana Cimento Sanayii TAS Class A                      940,822    2,363,791
    Akcansa Cimento A.S.                                   119,048      717,347
*   Akenerji Elektrik Uretim A.S.                        3,431,162    3,201,189
*   Akfen Holding A.S.                                     742,088    2,253,705
    Aksa Akrilik Kimya Sanayii                           1,735,088    5,116,418
    Aksigorta A.S.                                       1,235,261    1,559,210
    Alarko Holding A.S.                                  1,328,166    4,019,597

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
TURKEY -- (Continued)
*   Albaraka Turk Katilim Bankasi A.S.                    3,392,871 $ 3,678,194
*   Altinyildiz Mensucat ve Konfeksiyon Fabrikalari A.S.     52,442   1,456,277
*   Anadolu Anonim Tuerk Sigorta Sirketi                  4,326,842   3,214,609
*   Anadolu Cam Sanayii A.S.                              2,137,853   3,307,193
*   Asya Katilim Bankasi A.S.                            10,427,239  12,643,700
    Aygaz A.S.                                            1,020,159   5,552,938
    Baticim Bati Anadolu Cimento Sanayii A.S.               271,944   1,162,713
    Bolu Cimento Sanayii A.S.                             1,056,634   1,292,243
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.          151,966   2,895,670
    Cimsa Cimento Sanayi VE Tica                            598,554   3,558,735
*   Deva Holding A.S.                                       844,260   1,051,509
*   Dogan Gazetecilik A.S.                                  538,363     475,100
*   Dogan Sirketler Grubu Holding A.S.                   16,350,353  11,056,277
    Dogus Otomotiv Servis ve Ticaret A.S.                   271,728   1,732,226
    Eczacibasi Yatirim Holding Ortakligi A.S.               808,381   3,160,476
    EGE Seramik Sanayi ve Ticaret A.S.                    1,225,832   1,766,536
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S.                              3,954,537   5,654,790
    Eregli Demir ve Celik Fabrikalari TAS                19,511,252  22,379,457
    Gentas Genel Metal Sanayi ve Ticaret A.S.               821,239     609,682
*   Global Yatirim Holding A.S.                           4,381,715   4,435,073
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.      2,576      94,906
*   GSD Holding                                           4,585,286   3,585,639
*   Gunes Sigorta                                           424,619     574,165
*   Hurriyet Gazetecilik A.S.                             3,447,484   1,811,068
*   Ihlas EV Aletleri                                     2,765,346     912,184
*   Ihlas Holding A.S.                                   14,513,937   6,649,614
*   Is Finansal Kiralama A.S.                             2,665,969   1,518,010
    Is Yatirim Menkul Degerler A.S. Class A                 415,031     391,672
*   Isiklar Yatirim Holding A.S.                          1,581,704     512,557
*   Ittifak Holding A.S                                      92,228     255,499
*   Izmir Demir Celik Sanayi A.S.                           541,422     897,122
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                             3,504,754   5,196,583
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                             1,815,352   4,274,003
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                            11,265,029  12,747,288
    KOC Holding A.S.                                     12,307,828  74,630,627
    Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi
      ve Ticaret A.S.                                       621,446   1,259,130
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.          583,894   1,454,749
*   Menderes Tekstil Sanayi ve Ticaret A.S.               4,899,721   1,505,692
*   Metro Ticari ve Mali Yatirimlar Holding A.S.          3,286,794   1,176,431
    Mutlu Aku ve Malzemeleri Sanayi A.S.                    100,988     445,171
*   Net Turizm Ticaret ve Sanayi SA                       3,429,929   1,836,601
*   Petkim Petrokimya Holding A.S.                        5,705,035   9,946,399
    Pinar Entegre Et ve Un Sanayi A.S.                      343,247   1,482,605
    Pinar SUT Mamulleri Sanayii A.S.                        184,329   1,759,543
*   Polyester Sanayi A.S.                                 2,315,248   1,474,830
    Raks Elektronik Sanayi ve Ticaret A.S.                    5,859          --
*   Reysas Tasimacilik ve Lojistik Ticaret A.S.              43,575      17,770
*   Sabah Yayincilik                                         31,938          --
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.   1,335,250   2,140,298
*   Sekerbank TAS                                         6,919,207   7,962,944
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.             2,308,839   2,709,144
*   Soda Sanayii A.S.                                     1,274,491   1,814,460

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                       SHARES       VALUE++
                                                     ---------- ---------------
TURKEY -- (Continued)
*   TAT Konserve Sanayii A.S.                           243,847 $       335,042
    Tekfen Holding A.S.                               1,844,254       7,168,058
    Tekstil Bankasi A.S.                              1,683,023       1,589,279
*   Trakya Cam Sanayi A.S.                            4,216,433       7,132,678
    Turcas Petrol A.S.                                1,352,130       2,621,854
*   Turk Hava Yollari                                11,412,196      47,548,985
    Turkiye Is Bankasi                               27,763,003     107,387,000
    Turkiye Sinai Kalkinma Bankasi A.S.               6,139,213       8,848,207
    Turkiye Sise ve Cam Fabrikalari A.S.              6,965,162      11,831,093
    Turkiye Vakiflar Bankasi Tao                     13,789,100      49,342,203
    Ulker Biskuvi Sanayi A.S.                           483,611       4,139,789
    Uzel Makina Sanayii A.S.                            275,043              --
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.          1,067,440       1,614,430
*   Vestel Elektronik Sanayi ve Ticaret A.S.          2,059,212       2,623,175
    Yapi ve Kredi Bankasi A.S.                       13,027,710      40,486,992
                                                                ---------------
TOTAL TURKEY                                                        554,020,144
                                                                ---------------
TOTAL COMMON STOCKS                                              18,131,814,633
                                                                ---------------
PREFERRED STOCKS -- (2.0%)

BRAZIL -- (1.9%)
    Alpargatas SA                                        68,220         454,513
    Banco ABC Brasil SA                                 873,583       6,863,788
    Banco Alfa de Investimento SA                        60,126         189,025
    Banco Daycoval SA                                   567,648       2,990,384
    Banco do Estado do Rio Grande do Sul SA Class B     696,821       5,868,516
    Banco Industrial e Comercial SA                   1,653,100       4,668,257
    Banco Indusval SA                                       200             722
*   Banco Panamericano SA                             1,046,248       3,608,202
    Banco Pine SA                                       345,177       2,387,729
    Banco Sofisa SA                                     694,800       1,250,171
    Braskem SA Class A                                2,215,496      19,267,590
    Cia Ferro Ligas da Bahia - Ferbasa                  920,334       5,634,933
    Eucatex SA Industria e Comercio                     199,988         766,666
    Financeira Alfa SA Credito Financiamento e
      Investimentos                                      33,900          97,934
    Forjas Taurus SA                                  1,045,690       1,364,114
    Gerdau SA                                         4,720,765      36,902,544
*   Inepar SA Industria e Construcoes                 1,430,808       1,172,823
    Klabin SA                                         4,702,649      31,495,937
*   Mangels Industrial SA                                 3,600           3,509
    Parana Banco SA                                     117,400         852,004
    Petroleo Brasileiro SA                           18,204,529     181,795,072
*   Suzano Papel e Celulose SA Class A                6,669,845      24,335,808
    Unipar Participacoes SA Class B                   9,258,736       2,360,093
*   Usinas Siderurgicas de Minas Gerais SA Class A   11,752,415      58,152,647
    Whirlpool SA                                         58,400         121,135
                                                                ---------------
TOTAL BRAZIL                                                        392,604,116
                                                                ---------------
COLOMBIA -- (0.1%)
    Banco Davivienda SA                                   7,851         105,048

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                     SHARES         VALUE++
                                                   ------------ ---------------
COLOMBIA -- (Continued)
      Grupo de Inversiones Suramericana SA              511,224 $    10,761,815
                                                                ---------------
TOTAL COLOMBIA                                                       10,866,863
                                                                ---------------
HONG KONG -- (0.0%)
      Li Ning Co., Ltd.                                 575,500         317,409
                                                                ---------------
MALAYSIA -- (0.0%)
      TA Global Bhd                                     116,025           8,781
                                                                ---------------
TOTAL PREFERRED STOCKS                                              403,797,169
                                                                ---------------
RIGHTS/WARRANTS -- (0.0%)

CHINA -- (0.0%)
#*    Shui On Land, Ltd. Rights 05/13/13             14,500,201       1,513,523
                                                                ---------------
MALAYSIA -- (0.0%)
*     Mah Sing Group Bhd Rights 03/18/18                573,919          76,397
                                                                ---------------
POLAND -- (0.0%)
*     Polimex-Mostostal SA Rights                    10,512,907              --
                                                                ---------------
THAILAND -- (0.0%)
*     G J Steel PCL Rights 02/07/20                  24,548,122         334,557
*     LH Financial Group PCL Rights 05/23/13            217,550           3,410
*     Thoresen Thai Agencies PCL Rights 09/12/15        743,587         169,745
*     Tisco Financial Group PCL Rights 06/26/13         168,010         177,455
                                                                ---------------
TOTAL THAILAND                                                          685,167
                                                                ---------------
TOTAL RIGHTS/WARRANTS                                                 2,275,087
                                                                ---------------

                                                     SHARES/
                                                      FACE
                                                     AMOUNT
                                                      (000)         VALUE+
                                                   ------------ ---------------
SECURITIES LENDING COLLATERAL -- (6.7%)
(S)@  DFA Short Term Investment Fund                115,211,755   1,333,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $169,927 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $173,672) to be repurchased at $170,268 $        170         170,267
                                                                ---------------
TOTAL SECURITIES LENDING COLLATERAL                               1,333,170,267
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $19,190,568,956)                                        $19,871,057,156
                                                                ===============

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES  VALUE+
                                                            ------ --------
COMMON STOCKS -- (75.2%)

Consumer Discretionary -- (10.6%)
*   1-800-Flowers.com, Inc. Class A                          3,000 $ 17,790
    Aaron's, Inc.                                            5,257  150,928
#   Abercrombie & Fitch Co. Class A                          5,700  282,492
    Advance Auto Parts, Inc.                                   845   70,879
#*  Aeropostale, Inc.                                        6,474   94,909
*   AFC Enterprises, Inc.                                    1,022   32,581
    AH Belo Corp. Class A                                      900    5,220
#*  Amazon.com, Inc.                                         1,800  456,858
    Ambassadors Group, Inc.                                  1,110    3,719
*   AMC Networks, Inc. Class A                               1,695  106,802
*   America's Car-Mart, Inc.                                 1,100   50,897
#   American Eagle Outfitters, Inc.                          6,757  131,424
#*  American Public Education, Inc.                          1,089   36,514
*   ANN, Inc.                                                2,785   82,269
    Arbitron, Inc.                                           1,100   51,359
*   Arctic Cat, Inc.                                         1,500   67,485
    Ark Restaurants Corp.                                      120    2,614
*   Asbury Automotive Group, Inc.                            2,849  114,216
*   Ascena Retail Group, Inc.                                7,480  138,380
*   Ascent Capital Group, Inc. Class A                         900   59,841
#   Autoliv, Inc.                                            3,370  257,535
*   AutoNation, Inc.                                           800   36,408
#*  AutoZone, Inc.                                             200   81,818
*   Ballantyne Strong, Inc.                                    900    4,041
#*  Barnes & Noble, Inc.                                     5,023   91,067
    Bassett Furniture Industries, Inc.                       1,200   16,836
#*  Beazer Homes USA, Inc.                                   1,140   18,422
    bebe stores, Inc.                                        4,600   26,036
#*  Bed Bath & Beyond, Inc.                                  1,350   92,880
    Belo Corp. Class A                                       7,438   79,735
#   Best Buy Co., Inc.                                      10,211  265,384
    Big 5 Sporting Goods Corp.                               1,500   25,200
#*  Big Lots, Inc.                                           2,000   72,840
*   Biglari Holdings, Inc.                                      75   29,046
*   Blue Nile, Inc.                                            350   11,421
#   Blyth, Inc.                                              1,150   18,952
    Bob Evans Farms, Inc.                                    2,925  126,769
*   Body Central Corp.                                         600    6,108
    Bon-Ton Stores, Inc. (The)                               1,300   19,942
*   Books-A-Million, Inc.                                      600    1,560
#*  BorgWarner, Inc.                                         4,837  378,108
*   Bravo Brio Restaurant Group, Inc.                        1,429   24,293
*   Bridgepoint Education, Inc.                              2,600   28,028
    Brown Shoe Co., Inc.                                     3,254   55,025
    Brunswick Corp.                                          2,455   77,725
#   Buckle, Inc. (The)                                         974   47,288
*   Build-A-Bear Workshop, Inc.                              1,400    7,098
*   Cabela's, Inc.                                           4,090  262,578
#   Cablevision Systems Corp. Class A                        1,600   23,776
*   Cache, Inc.                                                656    2,506
    Callaway Golf Co.                                        5,050   33,835

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
*   Cambium Learning Group, Inc.                             2,515 $    2,440
*   Capella Education Co.                                    1,476     52,280
*   Career Education Corp.                                   4,300      9,417
#*  CarMax, Inc.                                             7,644    351,930
*   Carmike Cinemas, Inc.                                    2,000     35,120
    Carnival Corp.                                           9,648    332,952
    Carriage Services, Inc.                                  1,100     19,239
*   Carrols Restaurant Group, Inc.                           1,634      7,762
*   Carter's, Inc.                                           1,802    117,833
    Cato Corp. (The) Class A                                 1,925     46,219
*   Cavco Industries, Inc.                                     547     24,954
    CBS Corp. Class A                                          334     15,311
    CBS Corp. Class B                                        7,600    347,928
    CEC Entertainment, Inc.                                  1,000     33,370
*   Charles & Colvard, Ltd.                                    612      2,381
#*  Charter Communications, Inc. Class A                     1,400    141,036
#   Cheesecake Factory, Inc. (The)                           4,793    190,857
    Cherokee, Inc.                                             200      2,606
#   Chico's FAS, Inc.                                        9,596    175,319
*   Children's Place Retail Stores, Inc. (The)               1,700     83,164
#*  Chipotle Mexican Grill, Inc.                               200     72,638
#   Choice Hotels International, Inc.                        2,260     88,276
*   Christopher & Banks Corp.                                1,927     13,393
    Cinemark Holdings, Inc.                                  6,700    206,963
*   Citi Trends, Inc.                                        1,012     11,911
*   Clear Channel Outdoor Holdings, Inc. Class A             1,900     13,737
#   Coach, Inc.                                              1,400     82,404
#*  Coinstar, Inc.                                           2,385    125,952
    Collectors Universe                                        300      3,573
#   Columbia Sportswear Co.                                  2,948    172,753
    Comcast Corp. Class A                                   48,381  1,998,135
#   Comcast Corp. Special Class A                           11,444    449,635
*   Conn's, Inc.                                             3,060    132,529
    Cooper Tire & Rubber Co.                                 6,800    169,252
    Cracker Barrel Old Country Store, Inc.                   1,300    107,562
*   Crocs, Inc.                                              6,175     98,923
    CSS Industries, Inc.                                       200      5,732
    CTC Media, Inc.                                          9,777    122,115
    Culp, Inc.                                                 600      9,744
*   Cumulus Media, Inc. Class A                              6,797     21,682
    Dana Holding Corp.                                       9,919    171,103
#   Darden Restaurants, Inc.                                 1,470     75,896
#*  Deckers Outdoor Corp.                                    2,737    150,863
*   dELiA*s, Inc.                                              100         66
    Delphi Automotive P.L.C.                                 1,500     69,315
*   Delta Apparel, Inc.                                        600      8,028
    Destination Maternity Corp.                              1,363     32,371
*   Destination XL Group, Inc.                               3,677     18,311
#   DeVry, Inc.                                              3,721    104,225
#   Dick's Sporting Goods, Inc.                              1,000     48,100
#*  Digital Generation, Inc.                                 2,881     19,303
    Dillard's, Inc. Class A                                  3,750    309,037

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
    DineEquity, Inc.                                         1,663 $118,472
*   DIRECTV                                                  3,300  186,648
*   Discovery Communications, Inc.                             700   49,623
#*  Discovery Communications, Inc. Class A                   1,200   94,584
*   Discovery Communications, Inc. Class B                     100    7,883
    DISH Network Corp. Class A                                 900   35,271
*   Dixie Group, Inc. (The)                                    200    1,196
#*  Dollar General Corp.                                     1,267   65,998
*   Dollar Tree, Inc.                                        1,000   47,560
    Domino's Pizza, Inc.                                     2,400  132,480
    Dorman Products, Inc.                                    2,157   81,405
#   DR Horton, Inc.                                         11,075  288,836
#*  DreamWorks Animation SKG, Inc. Class A                   4,684   90,308
    Drew Industries, Inc.                                    1,794   64,763
#   DSW, Inc. Class A                                          996   65,856
#   Dunkin' Brands Group, Inc.                               5,639  218,850
#*  Education Management Corp.                               3,157   17,900
    Einstein Noah Restaurant Group, Inc.                     1,208   17,407
*   Emerson Radio Corp.                                      1,100    1,760
*   Entercom Communications Corp. Class A                    2,204   17,434
    Entravision Communications Corp. Class A                   950    3,667
    Escalade, Inc.                                             350    2,009
#   Ethan Allen Interiors, Inc.                              2,400   70,272
*   EW Scripps Co. Class A                                   3,700   51,393
*   Exide Technologies                                       5,610    4,752
    Expedia, Inc.                                            4,275  238,716
*   Express, Inc.                                            3,255   59,274
#   Family Dollar Stores, Inc.                               1,300   79,781
*   Famous Dave's Of America, Inc.                             600    6,630
*   Federal-Mogul Corp.                                      3,928   29,381
*   Fiesta Restaurant Group, Inc.                            1,467   39,990
    Finish Line, Inc. (The) Class A                          5,243  101,662
    Fisher Communications, Inc.                                400   16,568
    Flexsteel Industries, Inc.                                 148    3,047
    Foot Locker, Inc.                                        4,800  167,376
#   Ford Motor Co.                                          35,509  486,828
*   Fossil, Inc.                                               600   58,872
    Fred's, Inc. Class A                                     2,937   41,794
*   Fuel Systems Solutions, Inc.                             1,533   24,083
*   G-III Apparel Group, Ltd.                                1,994   81,076
*   Gaiam, Inc. Class A                                        597    2,621
#   GameStop Corp. Class A                                   8,000  279,200
    Gaming Partners International Corp.                        400    3,456
#   Gannett Co., Inc.                                       10,017  201,943
    Gap, Inc. (The)                                          1,487   56,491
#   Garmin, Ltd.                                             6,485  227,494
*   Geeknet, Inc.                                              200    2,616
#*  General Motors Co.                                      19,630  605,389
*   Genesco, Inc.                                            1,759  108,266
#   Gentex Corp.                                            10,200  229,500
*   Gentherm, Inc.                                           1,768   26,927
#   Genuine Parts Co.                                        1,594  121,670

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
    GNC Holdings, Inc. Class A                               1,200 $ 54,396
#*  Goodyear Tire & Rubber Co. (The)                         5,200   64,974
*   Gordmans Stores, Inc.                                    1,178   13,288
*   Grand Canyon Education, Inc.                             3,056   78,142
*   Gray Television, Inc.                                    2,431   15,437
    Group 1 Automotive, Inc.                                 1,800  108,864
#   Guess?, Inc.                                             6,344  175,602
#   H&R Block, Inc.                                          3,900  108,186
#*  Hanesbrands, Inc.                                        2,400  120,384
    Harley-Davidson, Inc.                                    2,300  125,695
#   Harman International Industries, Inc.                    4,506  201,463
    Harte-Hanks, Inc.                                        3,769   29,888
#   Hasbro, Inc.                                             1,400   66,318
    Haverty Furniture Cos., Inc.                             2,057   48,915
*   Helen of Troy, Ltd.                                      2,220   77,434
#*  hhgregg, Inc.                                            2,852   38,531
#*  Hibbett Sports, Inc.                                       800   43,880
    Hillenbrand, Inc.                                        4,253  106,878
    Home Depot, Inc. (The)                                   9,700  711,495
    Hooker Furniture Corp.                                     554    9,579
    Hot Topic, Inc.                                          3,272   45,644
    HSN, Inc.                                                1,576   82,866
*   Hyatt Hotels Corp. Class A                               1,867   79,684
*   Iconix Brand Group, Inc.                                 6,468  185,308
    International Speedway Corp. Class A                     2,160   70,999
#   Interpublic Group of Cos., Inc. (The)                   17,570  243,169
    Interval Leisure Group, Inc.                             3,557   67,796
#*  iRobot Corp.                                             2,856   83,081
#*  ITT Educational Services, Inc.                             800   14,648
*   Jack in the Box, Inc.                                    2,815  100,918
    JAKKS Pacific, Inc.                                        496    5,411
#   JC Penney Co., Inc.                                      6,640  109,029
#   John Wiley & Sons, Inc. Class A                          2,307   88,058
    John Wiley & Sons, Inc. Class B                            142    5,277
    Johnson Controls, Inc.                                  15,528  543,635
*   Johnson Outdoors, Inc. Class A                              75    1,760
    Jones Group, Inc. (The)                                  5,758   80,612
#*  Jos A Bank Clothiers, Inc.                               1,751   76,484
*   Journal Communications, Inc. Class A                     3,665   24,959
*   K-Swiss, Inc. Class A                                    1,400    6,636
#*  K12, Inc.                                                2,800   71,316
#   KB Home                                                  6,016  135,601
*   Kid Brands, Inc.                                            15       17
*   Kirkland's, Inc.                                         1,534   18,500
#   Kohl's Corp.                                             6,413  301,796
*   Krispy Kreme Doughnuts, Inc.                             4,997   68,259
#   L Brands, Inc.                                           1,200   60,492
    La-Z-Boy, Inc.                                           4,315   77,929
*   Lakeland Industries, Inc.                                  300    1,197
*   Lamar Advertising Co. Class A                            1,730   80,999
#*  LeapFrog Enterprises, Inc.                               3,800   33,972
#   Lear Corp.                                               3,397  196,279

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Learning Tree International, Inc.                          700 $  2,625
*   Lee Enterprises, Inc.                                    1,100    1,584
#   Leggett & Platt, Inc.                                    9,377  302,314
#   Lennar Corp. Class A                                     6,700  276,174
    Lennar Corp. Class B                                     1,400   45,654
*   Libbey, Inc.                                               737   14,276
#*  Liberty Global, Inc. Class A                               900   65,133
#*  Liberty Global, Inc. Series C                              700   47,355
*   Liberty Interactive Corp. Class A                       23,093  491,650
#*  Liberty Interactive Corp. Class B                           60    1,266
*   Liberty Media Corp. Class A                              2,330  267,670
*   Liberty Media Corp. Class B                                 87    9,965
*   Liberty Ventures Series A                                1,457  107,046
*   Liberty Ventures Series B                                    3      221
#*  Life Time Fitness, Inc.                                  3,100  143,158
    Lifetime Brands, Inc.                                      706    9,531
*   LIN TV Corp. Class A                                     2,600   32,006
    Lincoln Educational Services Corp.                       1,400    7,798
#*  Lions Gate Entertainment Corp.                           3,279   81,352
    Lithia Motors, Inc. Class A                              1,812   89,730
*   Live Nation Entertainment, Inc.                         16,665  210,479
#*  LKQ Corp.                                                6,700  161,336
    Loral Space & Communications, Inc.                         980   60,290
    Lowe's Cos., Inc.                                       19,613  753,531
*   Luby's, Inc.                                             1,850   12,599
#*  Lululemon Athletica, Inc.                                1,200   91,356
#*  Lumber Liquidators Holdings, Inc.                        1,700  139,332
*   M/I Homes, Inc.                                          2,000   49,200
    Mac-Gray Corp.                                             800   10,360
    Macy's, Inc.                                             4,300  191,780
*   Madison Square Garden Co. (The) Class A                  4,878  293,997
*   Maidenform Brands, Inc.                                  2,293   41,274
    Marcus Corp.                                             1,500   19,260
    Marine Products Corp.                                    2,227   16,101
*   MarineMax, Inc.                                          1,522   17,640
#   Marriott International, Inc. Class A                     4,303  185,287
*   Marriott Vacations Worldwide Corp.                         742   33,746
*   Martha Stewart Living Omnimedia Class A                  3,017    7,452
#   Mattel, Inc.                                             1,908   87,119
    Matthews International Corp. Class A                     2,321   85,436
#*  McClatchy Co. (The) Class A                              4,116    9,508
#   McDonald's Corp.                                         3,803  388,438
    MDC Holdings, Inc.                                       4,142  155,739
*   Media General, Inc. Class A                              1,600   13,120
    Men's Wearhouse, Inc. (The)                              3,905  130,817
#   Meredith Corp.                                           2,985  115,878
*   Meritage Homes Corp.                                     2,986  145,687
*   Michael Kors Holdings, Ltd.                              2,900  165,126
*   Modine Manufacturing Co.                                 2,516   22,996
*   Mohawk Industries, Inc.                                  3,572  396,063
#   Monro Muffler Brake, Inc.                                1,750   72,380
#   Morningstar, Inc.                                        1,514   99,939

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Motorcar Parts of America, Inc.                            900 $  5,382
    Movado Group, Inc.                                       1,800   54,432
    NACCO Industries, Inc. Class A                             500   29,010
*   Nathan's Famous, Inc.                                      300   13,395
    National CineMedia, Inc.                                 2,558   41,542
*   Nautilus, Inc.                                           2,810   19,333
*   Navarre Corp.                                              600    1,464
#*  Netflix, Inc.                                              800  172,856
*   New York & Co., Inc.                                     5,501   24,534
*   New York Times Co. (The) Class A                        12,687  112,407
    Newell Rubbermaid, Inc.                                  3,836  101,040
#   News Corp. Class A                                      16,800  520,296
    News Corp. Class B                                       4,600  143,152
    Nexstar Broadcasting Group, Inc. Class A                   600   14,610
    NIKE, Inc.                                               3,608  229,469
#   Nordstrom, Inc.                                          2,200  124,498
    Nutrisystem, Inc.                                        2,677   21,684
#*  NVR, Inc.                                                  100  103,000
*   O'Reilly Automotive, Inc.                                1,450  155,614
*   Office Depot, Inc.                                      24,682   95,273
    OfficeMax, Inc.                                          6,519   75,034
#   Omnicom Group, Inc.                                      1,782  106,510
*   Orbitz Worldwide, Inc.                                   4,361   26,079
#*  Orchard Supply Hardware Stores Corp. Class A               140      277
*   Orient-Express Hotels, Ltd. Class A                      7,773   78,507
    Outdoor Channel Holdings, Inc.                           1,300   11,375
#*  Overstock.com, Inc.                                        600   12,480
    Oxford Industries, Inc.                                  1,500   88,695
#*  Pandora Media, Inc.                                      3,000   41,790
#*  Panera Bread Co. Class A                                   200   35,446
*   Papa John's International, Inc.                            900   56,700
    Penske Automotive Group, Inc.                            6,963  215,296
*   Pep Boys-Manny Moe & Jack (The)                          3,200   37,120
*   Perfumania Holdings, Inc.                                  260    1,620
    Perry Ellis International, Inc.                          1,310   23,017
#   PetMed Express, Inc.                                     1,883   23,537
#   PetSmart, Inc.                                           1,100   75,064
#   Pier 1 Imports, Inc.                                     4,200   97,482
#   Polaris Industries, Inc.                                   900   77,571
    Pool Corp.                                               1,000   49,020
*   priceline.com, Inc.                                        200  139,198
*   PulteGroup, Inc.                                         7,148  150,037
    PVH Corp.                                                3,210  370,466
*   Quiksilver, Inc.                                        14,374   96,737
#   RadioShack Corp.                                         5,500   17,435
    Ralph Lauren Corp.                                         400   72,632
*   Red Lion Hotels Corp.                                    1,300    8,489
*   Red Robin Gourmet Burgers, Inc.                          1,136   54,948
#   Regal Entertainment Group Class A                        3,770   67,634
    Regis Corp.                                              4,206   78,862
    Rent-A-Center, Inc.                                      5,251  183,417
*   Rentrak Corp.                                              600   13,584

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
    RG Barry Corp.                                           1,159 $ 15,983
*   Rocky Brands, Inc.                                         402    5,950
#   Ross Stores, Inc.                                        1,000   66,070
#   Royal Caribbean Cruises, Ltd.                            9,989  364,898
*   Ruby Tuesday, Inc.                                       5,355   51,622
#*  rue21, Inc.                                              1,428   45,553
*   Ruth's Hospitality Group, Inc.                           3,463   34,318
    Ryland Group, Inc. (The)                                 3,680  165,821
#*  Saks, Inc.                                              11,587  133,830
*   Sally Beauty Holdings, Inc.                              2,585   77,705
    Scholastic Corp.                                           500   13,725
#   Scripps Networks Interactive, Inc. Class A               1,350   89,883
    Sears Canada, Inc.                                       1,284   12,030
#*  Sears Holdings Corp.                                     2,700  138,618
#*  Select Comfort Corp.                                     2,376   50,419
    Service Corp. International/US                          18,020  304,178
    Shiloh Industries, Inc.                                    800    7,880
    Shoe Carnival, Inc.                                      1,830   38,119
*   Shutterfly, Inc.                                         2,960  131,809
#   Signet Jewelers, Ltd.                                    3,506  240,967
    Sinclair Broadcast Group, Inc. Class A                   2,200   58,960
#   Sirius XM Radio, Inc.                                   16,485   53,576
#   Six Flags Entertainment Corp.                            2,832  206,368
*   Skechers U.S.A., Inc. Class A                            2,800   58,184
*   Skyline Corp.                                              400    1,812
#*  Smith & Wesson Holding Corp.                             4,747   41,679
    Sonic Automotive, Inc. Class A                           3,663   80,549
*   Sonic Corp.                                              2,510   31,450
#   Sotheby's                                                4,952  175,697
    Spartan Motors, Inc.                                     3,249   17,285
    Speedway Motorsports, Inc.                               2,279   41,090
    Stage Stores, Inc.                                         800   22,152
    Standard Motor Products, Inc.                            2,454   75,191
#*  Standard Pacific Corp.                                  11,452  103,641
*   Stanley Furniture Co., Inc.                                661    2,611
#   Staples, Inc.                                           22,963  304,030
    Starbucks Corp.                                          3,600  219,024
    Starwood Hotels & Resorts Worldwide, Inc.                2,200  141,944
*   Starz - Liberty Capital (85571Q102)                      3,825   89,428
*   Starz - Liberty Capital (85571Q201)                         87    2,035
    Stein Mart, Inc.                                         3,005   23,770
*   Steiner Leisure, Ltd.                                    1,000   48,430
*   Steinway Musical Instruments, Inc.                         977   24,366
*   Steven Madden, Ltd.                                      1,750   85,102
#   Stewart Enterprises, Inc. Class A                        5,660   50,431
*   Stoneridge, Inc.                                         1,640   12,415
#   Strayer Education, Inc.                                    400   18,944
#   Sturm Ruger & Co., Inc.                                  1,000   51,270
    Superior Industries International, Inc.                  2,981   54,731
    Systemax, Inc.                                           1,842   16,873
#   Target Corp.                                             5,840  412,070
*   Tempur-Pedic International, Inc.                           837   40,594

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
*   Tenneco, Inc.                                            2,272 $   87,858
#*  Tesla Motors, Inc.                                       1,830     98,802
#   Texas Roadhouse, Inc.                                    5,800    136,300
#   Thor Industries, Inc.                                    3,835    142,240
#   Tiffany & Co.                                            1,000     73,680
    Time Warner Cable, Inc.                                  7,228    678,637
    Time Warner, Inc.                                       24,178  1,445,361
    TJX Cos., Inc.                                           3,300    160,941
#*  Toll Brothers, Inc.                                      6,851    235,058
*   Tower International, Inc.                                  123      1,979
    Town Sports International Holdings, Inc.                   844      8,499
#   Tractor Supply Co.                                         937    100,418
    Trans World Entertainment Corp.                            200        860
#*  TripAdvisor, Inc.                                        1,869     98,272
    True Religion Apparel, Inc.                              1,500     40,590
#*  TRW Automotive Holdings Corp.                            4,602    276,442
*   Tuesday Morning Corp.                                    1,700     13,787
#   Tupperware Brands Corp.                                  1,250    100,375
#*  Ulta Salon Cosmetics & Fragrance, Inc.                   1,000     87,650
#*  Under Armour, Inc. Class A                                 900     51,372
*   Unifi, Inc.                                              1,402     27,339
*   Universal Electronics, Inc.                              1,001     23,003
    Universal Technical Institute, Inc.                      1,356     16,096
*   Urban Outfitters, Inc.                                   1,800     74,592
*   US Auto Parts Network, Inc.                              1,256      1,570
    Vail Resorts, Inc.                                       2,104    126,871
#   Valassis Communications, Inc.                            2,454     62,896
    Value Line, Inc.                                           213      1,994
*   Valuevision Media, Inc. Class A                          3,340     14,362
    VF Corp.                                                   602    107,288
    Viacom, Inc. Class A                                       100      6,472
#   Viacom, Inc. Class B                                     3,257    208,415
    Virgin Media, Inc.                                       1,564     76,292
*   Visteon Corp.                                            4,378    257,383
*   Vitamin Shoppe, Inc.                                     1,849     90,878
*   VOXX International Corp.                                 1,300     12,389
#   Walt Disney Co. (The)                                   19,547  1,228,333
#   Washington Post Co. (The) Class B                          500    221,670
#   Weight Watchers International, Inc.                        800     33,736
    Wendy's Co. (The)                                       32,858    186,962
*   West Marine, Inc.                                        1,553     18,372
*   Wet Seal, Inc. (The) Class A                             5,000     16,300
    Weyco Group, Inc.                                           47      1,128
    Whirlpool Corp.                                          3,520    402,266
#   Williams-Sonoma, Inc.                                    1,350     72,468
    Winmark Corp.                                              200     12,374
*   Winnebago Industries, Inc.                               3,180     58,258
#   Wolverine World Wide, Inc.                               1,511     72,180
    World Wrestling Entertainment, Inc. Class A              1,000      9,180
    Wyndham Worldwide Corp.                                  5,000    300,400
#   Yum! Brands, Inc.                                        2,000    136,240
#*  Zagg, Inc.                                               1,449      9,810

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
*   Zale Corp.                                               2,942 $    13,062
*   Zumiez, Inc.                                             2,107      61,040
                                                                   -----------
Total Consumer Discretionary                                        44,188,384
                                                                   -----------
Consumer Staples -- (4.2%)
    Alico, Inc.                                                422      17,644
    Andersons, Inc. (The)                                    1,514      82,543
    Avon Products, Inc.                                      1,300      30,108
    B&G Foods, Inc.                                          4,172     128,748
*   Boulder Brands, Inc.                                     4,827      43,491
#   Bunge, Ltd.                                              7,830     565,404
    Cal-Maine Foods, Inc.                                    1,825      77,891
    Calavo Growers, Inc.                                     1,014      28,757
#   Campbell Soup Co.                                        3,174     147,305
#   Casey's General Stores, Inc.                             2,960     171,414
*   Central Garden and Pet Co.                                 800       7,000
*   Central Garden and Pet Co. Class A                       2,700      23,760
*   Chiquita Brands International, Inc.                      3,325      28,695
#   Clorox Co. (The)                                         1,342     115,747
    Coca-Cola Bottling Co. Consolidated                        556      34,194
    Coca-Cola Co. (The)                                     20,100     850,833
#   Coca-Cola Enterprises, Inc.                             10,800     395,604
    Colgate-Palmolive Co.                                    2,400     286,584
    ConAgra Foods, Inc.                                     14,167     501,087
    Costco Wholesale Corp.                                   2,427     263,160
#   CVS Caremark Corp.                                      26,680   1,552,242
*   Darling International, Inc.                             10,639     196,928
#*  Dean Foods Co.                                           6,800     130,152
#*  Diamond Foods, Inc.                                      1,200      18,096
*   Dole Food Co., Inc.                                      6,460      69,510
#   Dr Pepper Snapple Group, Inc.                            2,108     102,934
*   Elizabeth Arden, Inc.                                    2,188      89,599
#   Energizer Holdings, Inc.                                 2,167     209,310
    Estee Lauder Cos., Inc. (The) Class A                    1,200      83,220
*   Farmer Bros Co.                                          1,692      25,634
    Flowers Foods, Inc.                                      4,397     144,837
    Fresh Del Monte Produce, Inc.                            4,360     110,788
#*  Fresh Market, Inc. (The)                                 1,100      45,023
#   General Mills, Inc.                                      3,990     201,176
#*  Green Mountain Coffee Roasters, Inc.                     1,750     100,450
#*  Hain Celestial Group, Inc. (The)                         2,600     169,650
    Harris Teeter Supermarkets, Inc.                         3,702     154,706
#   Herbalife, Ltd.                                          1,000      39,710
    Hillshire Brands Co.                                       247       8,870
    HJ Heinz Co.                                             1,400     101,388
#   Hormel Foods Corp.                                       2,400      99,048
    Ingles Markets, Inc. Class A                               871      18,570
    Ingredion, Inc.                                          4,400     316,844
    Inter Parfums, Inc.                                      2,400      69,528
    J&J Snack Foods Corp.                                    1,284      96,326
#   JM Smucker Co. (The)                                     3,849     397,332
    John B Sanfilippo & Son, Inc.                              600      12,588

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Staples -- (Continued)
    Kellogg Co.                                              1,200 $    78,048
#   Kimberly-Clark Corp.                                     1,973     203,594
#   Kraft Foods Group, Inc.                                  6,009     309,403
#   Kroger Co. (The)                                         3,700     127,206
    Lancaster Colony Corp.                                     933      73,642
    Lifeway Foods, Inc.                                        300       3,804
*   Mannatech, Inc.                                             40         298
#   McCormick & Co., Inc. (579780107)                           90       6,447
#   McCormick & Co., Inc. (579780206)                        1,351      97,191
#   Mead Johnson Nutrition Co.                                 883      71,602
*   Medifast, Inc.                                           1,158      30,340
    Mondelez International, Inc. Class A                    36,578   1,150,378
#*  Monster Beverage Corp.                                     851      47,996
    Nash Finch Co.                                             700      14,385
    National Beverage Corp.                                  1,434      21,123
#   Nu Skin Enterprises, Inc. Class A                          900      45,657
    Nutraceutical International Corp.                          500       9,235
    Oil-Dri Corp. of America                                   300       8,253
*   Omega Protein Corp.                                      1,690      15,734
    Orchids Paper Products Co.                                  98       2,254
*   Overhill Farms, Inc.                                       900       3,600
*   Pantry, Inc. (The)                                       1,645      24,033
    PepsiCo, Inc.                                           10,818     892,160
*   Pilgrim's Pride Corp.                                    8,940      87,523
*   Post Holdings, Inc.                                      2,656     116,306
*   Prestige Brands Holdings, Inc.                           3,402      91,684
#   Pricesmart, Inc.                                           500      44,615
    Procter & Gamble Co. (The)                              35,972   2,761,570
*   Revlon, Inc. Class A                                     1,872      36,223
    Rocky Mountain Chocolate Factory, Inc.                     400       4,888
#   Safeway, Inc.                                            9,518     214,345
    Sanderson Farms, Inc.                                    1,600      98,016
*   Seneca Foods Corp. Class A                                 600      19,554
*   Smithfield Foods, Inc.                                  11,515     294,784
    Snyders-Lance, Inc.                                      5,017     126,328
    Spartan Stores, Inc.                                     1,560      26,177
    Spectrum Brands Holdings, Inc.                           4,480     250,880
*   Susser Holdings Corp.                                    1,780      94,643
#   Sysco Corp.                                              3,600     125,496
#   Tootsie Roll Industries, Inc.                            2,314      72,266
*   TreeHouse Foods, Inc.                                    2,532     161,314
#   Tyson Foods, Inc. Class A                               15,018     369,893
*   United Natural Foods, Inc.                               2,500     124,850
#*  USANA Health Sciences, Inc.                              1,200      67,704
    Village Super Market, Inc. Class A                         548      19,290
#   Walgreen Co.                                            10,557     522,677
    WD-40 Co.                                                  900      48,537
    Weis Markets, Inc.                                       1,778      74,374
#   Whole Foods Market, Inc.                                   900      79,488
                                                                   -----------
Total Consumer Staples                                              17,534,236
                                                                   -----------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (10.3%)
    Adams Resources & Energy, Inc.                             317 $   15,752
    Alon USA Energy, Inc.                                    4,391     72,891
*   Alpha Natural Resources, Inc.                           14,527    107,790
    Anadarko Petroleum Corp.                                10,426    883,708
    Apache Corp.                                             8,922    659,157
#*  Approach Resources, Inc.                                 1,880     44,594
#   Arch Coal, Inc.                                          5,856     28,402
*   Atwood Oceanics, Inc.                                    5,597    274,533
    Baker Hughes, Inc.                                      10,381    471,194
*   Basic Energy Services, Inc.                              3,797     52,133
    Berry Petroleum Co. Class A                              2,865    137,262
#*  Bill Barrett Corp.                                       3,669     72,866
    Bolt Technology Corp.                                      600      9,600
*   Bonanza Creek Energy, Inc.                                 750     25,762
#*  BPZ Resources, Inc.                                      8,963     19,181
    Bristow Group, Inc.                                      2,395    151,364
#*  C&J Energy Services, Inc.                                3,889     76,963
    Cabot Oil & Gas Corp.                                    2,600    176,930
#*  Cal Dive International, Inc.                             1,016      1,697
*   Callon Petroleum Co.                                     3,100     11,098
*   Cameron International Corp.                              3,800    233,890
#   CARBO Ceramics, Inc.                                     2,000    141,300
#*  Carrizo Oil & Gas, Inc.                                  2,717     65,806
*   Cheniere Energy, Inc.                                    5,300    150,944
#   Chesapeake Energy Corp.                                 32,582    636,652
    Chevron Corp.                                           47,998  5,856,236
    Cimarex Energy Co.                                       2,442    178,706
*   Clayton Williams Energy, Inc.                              900     34,740
#*  Clean Energy Fuels Corp.                                 6,207     81,870
*   Cloud Peak Energy, Inc.                                  5,067     99,009
*   Cobalt International Energy, Inc.                        3,129     87,424
*   Comstock Resources, Inc.                                 4,083     63,940
*   Concho Resources, Inc.                                   2,628    226,350
#   ConocoPhillips                                          26,384  1,594,913
#   CONSOL Energy, Inc.                                      7,900    265,756
    Contango Oil & Gas Co.                                     826     31,074
#*  Continental Resources, Inc.                                400     31,968
    Core Laboratories NV                                       500     72,390
*   Crimson Exploration, Inc.                                3,320     10,192
    Crosstex Energy, Inc.                                    3,227     59,409
*   Dawson Geophysical Co.                                     600     18,444
    Delek US Holdings, Inc.                                  3,586    129,419
#*  Denbury Resources, Inc.                                 18,270    326,850
    Devon Energy Corp.                                       7,332    403,700
    Diamond Offshore Drilling, Inc.                          4,336    299,618
*   Double Eagle Petroleum Co.                                 600      2,982
*   Dresser-Rand Group, Inc.                                   800     44,488
*   Dril-Quip, Inc.                                          1,546    129,416
#*  Endeavour International Corp.                            2,609      7,149
#   Energen Corp.                                            1,158     54,912
    Energy XXI Bermuda, Ltd.                                 4,432    100,784
*   ENGlobal Corp.                                           1,300        507

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
    EOG Resources, Inc.                                      6,322 $  765,973
*   EPL Oil & Gas, Inc.                                      3,569    116,599
    EQT Corp.                                                1,300     97,656
*   Era Group, Inc.                                          1,688     38,571
*   Evolution Petroleum Corp.                                  900      8,946
*   Exterran Holdings, Inc.                                  5,313    140,369
    Exxon Mobil Corp.                                       96,505  8,587,980
*   FieldPoint Petroleum Corp.                                 100        395
#*  FMC Technologies, Inc.                                   2,500    135,750
*   Geospace Technologies Corp.                                600     50,622
#*  Gevo, Inc.                                                 415        766
*   Global Geophysical Services, Inc.                        2,129      7,750
*   Green Plains Renewable Energy, Inc.                      2,274     28,448
    Gulf Island Fabrication, Inc.                            1,358     27,920
    Gulfmark Offshore, Inc. Class A                          1,928     80,243
*   Gulfport Energy Corp.                                    3,229    168,521
#*  Halcon Resources Corp.                                   3,670     24,002
    Halliburton Co.                                         10,716    458,323
*   Harvest Natural Resources, Inc.                          4,100     13,448
#*  Heckmann Corp.                                          13,524     49,904
*   Helix Energy Solutions Group, Inc.                       9,213    212,267
#   Helmerich & Payne, Inc.                                  4,715    276,393
*   Hercules Offshore, Inc.                                 13,737    101,242
#   Hess Corp.                                               7,012    506,126
    HollyFrontier Corp.                                      8,532    421,907
*   Hornbeck Offshore Services, Inc.                         2,781    124,923
*   ION Geophysical Corp.                                   10,968     68,440
#*  James River Coal Co.                                     1,300      2,145
*   Key Energy Services, Inc.                                8,901     52,872
#   Kinder Morgan, Inc.                                      9,339    365,155
#*  Kodiak Oil & Gas Corp.                                  14,996    117,419
    Lufkin Industries, Inc.                                  1,900    167,751
#*  Magnum Hunter Resources Corp.                            7,316     19,900
    Marathon Oil Corp.                                      16,144    527,424
    Marathon Petroleum Corp.                                 9,302    728,905
*   Matrix Service Co.                                       2,100     31,563
#*  McDermott International, Inc.                           15,569    166,277
*   McMoRan Exploration Co.                                 10,874    179,965
*   Mitcham Industries, Inc.                                   900     13,365
#   Murphy Oil Corp.                                        10,185    632,387
    Nabors Industries, Ltd.                                 16,952    250,720
    National Oilwell Varco, Inc.                            10,918    712,072
*   Natural Gas Services Group, Inc.                         1,108     22,371
*   Newfield Exploration Co.                                 7,284    158,718
*   Newpark Resources, Inc.                                  7,154     75,117
    Noble Corp.                                             11,488    430,800
    Noble Energy, Inc.                                       4,199    475,705
#   Nordic American Tankers, Ltd.                              168      1,497
#*  Northern Oil and Gas, Inc.                               2,700     34,803
#*  Oasis Petroleum, Inc.                                    2,400     82,152
    Occidental Petroleum Corp.                              18,531  1,654,077
#   Oceaneering International, Inc.                          1,148     80,555

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Energy -- (Continued)
#*  Oil States International, Inc.                           2,554 $228,225
*   Overseas Shipholding Group, Inc.                         1,675    5,561
    Panhandle Oil and Gas, Inc. Class A                        600   17,088
*   Parker Drilling Co.                                      7,482   30,826
    Patterson-UTI Energy, Inc.                              12,755  269,003
*   PDC Energy, Inc.                                         2,535  109,765
    Peabody Energy Corp.                                    13,163  264,050
#   Penn Virginia Corp.                                      4,549   18,332
*   PetroQuest Energy, Inc.                                  5,703   24,409
*   PHI, Inc.                                                  908   25,215
    Phillips 66                                             15,077  918,943
*   Pioneer Energy Services Corp.                            5,857   41,292
    Pioneer Natural Resources Co.                            3,405  416,193
*   Plains Exploration & Production Co.                      5,153  232,916
*   PostRock Energy Corp.                                      100      145
    QEP Resources, Inc.                                      8,093  232,350
#*  Quicksilver Resources, Inc.                              5,203   13,112
#   Range Resources Corp.                                    1,800  132,336
    Rentech, Inc.                                            5,699   11,797
*   Rex Energy Corp.                                         3,942   63,348
#*  RigNet, Inc.                                                58    1,404
*   Rosetta Resources, Inc.                                  3,594  154,219
*   Rowan Cos. P.L.C. Class A                                5,680  184,770
#   RPC, Inc.                                                6,350   84,074
#*  SandRidge Energy, Inc.                                  23,137  118,924
    SEACOR Holdings, Inc.                                    1,688  121,722
*   SemGroup Corp. Class A                                   2,651  137,454
    Ship Finance International, Ltd.                         6,632  109,295
    SM Energy Co.                                            4,496  274,256
*   Southwestern Energy Co.                                  9,796  366,566
#   Spectra Energy Corp.                                     3,580  112,877
*   Stone Energy Corp.                                       3,131   61,775
*   Superior Energy Services, Inc.                          12,193  336,405
#*  Swift Energy Co.                                         2,735   35,391
    Targa Resources Corp.                                    1,400   92,064
    Teekay Corp.                                             5,211  185,512
*   Tesco Corp.                                              2,624   32,013
    Tesoro Corp.                                             7,560  403,704
*   TETRA Technologies, Inc.                                 4,338   39,606
    TGC Industries, Inc.                                     1,518   13,467
#   Tidewater, Inc.                                          3,471  182,054
*   Transocean, Ltd.                                         8,707  448,149
*   Triangle Petroleum Corp.                                 1,767    9,701
#*  Ultra Petroleum Corp.                                    3,300   70,620
*   Unit Corp.                                               3,450  145,003
#*  Uranium Energy Corp.                                       866    1,342
*   USEC, Inc.                                               4,600    1,472
*   Vaalco Energy, Inc.                                      4,700   31,584
    Valero Energy Corp.                                     14,251  574,600
#   W&T Offshore, Inc.                                       5,630   65,758
*   Warren Resources, Inc.                                   5,300   13,939
#*  Weatherford International, Ltd.                         27,432  350,855

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Energy -- (Continued)
#   Western Refining, Inc.                                   7,565 $   233,834
*   Westmoreland Coal Co.                                      100       1,207
*   Whiting Petroleum Corp.                                  5,300     235,850
*   Willbros Group, Inc.                                     4,078      38,741
    Williams Cos., Inc. (The)                                4,438     169,221
#   World Fuel Services Corp.                                6,100     247,355
#*  WPX Energy, Inc.                                         1,000      15,630
                                                                   -----------
Total Energy                                                        42,988,233
                                                                   -----------
Financials -- (17.9%)
    1st Source Corp.                                         1,800      42,354
    1st United Bancorp Inc/Boca Raton                        1,593      10,562
#   ACE, Ltd.                                                8,173     728,541
#*  Affiliated Managers Group, Inc.                          2,100     326,928
#   Aflac, Inc.                                             11,253     612,613
*   Alexander & Baldwin, Inc.                                3,217     109,571
#*  Alleghany Corp.                                            903     355,547
    Allied World Assurance Co. Holdings AG                   2,911     264,348
    Allstate Corp. (The)                                    11,254     554,372
    Alterra Capital Holdings, Ltd.                           7,990     260,074
#*  Altisource Asset Management Corp.                           75      15,000
*   Altisource Portfolio Solutions SA                          756      62,400
#*  Altisource Residential Corp.                               252       4,788
*   American Capital, Ltd.                                  26,965     407,980
#   American Equity Investment Life Holding Co.              4,529      69,022
    American Express Co.                                     6,400     437,824
    American Financial Group, Inc.                           7,222     348,606
#*  American International Group, Inc.                      40,552   1,679,664
    American National Insurance Co.                            934      87,824
*   American Safety Insurance Holdings, Ltd.                   782      18,831
    Ameriprise Financial, Inc.                               5,745     428,175
*   Ameris Bancorp                                           1,761      24,425
    AMERISAFE, Inc.                                          1,338      43,699
*   AmeriServ Financial, Inc.                                  300         912
#   Amtrust Financial Services, Inc.                         5,776     182,868
    Aon P.L.C.                                               3,700     223,295
#*  Arch Capital Group, Ltd.                                 5,543     294,112
    Argo Group International Holdings, Ltd.                  1,750      72,537
#   Arrow Financial Corp.                                      873      21,118
#   Arthur J Gallagher & Co.                                 1,273      54,039
    Artio Global Investors, Inc.                             1,400       3,836
    Aspen Insurance Holdings, Ltd.                           4,935     188,468
*   Asset Acceptance Capital Corp.                           1,500       9,705
    Associated Banc-Corp                                    12,191     173,966
    Assurant, Inc.                                           5,443     258,760
    Assured Guaranty, Ltd.                                  13,903     286,819
    Asta Funding, Inc.                                         707       6,639
    Astoria Financial Corp.                                  5,522      52,956
#*  Atlanticus Holdings Corp.                                  886       3,278
*   AV Homes, Inc.                                             800      10,328
    Axis Capital Holdings, Ltd.                              5,563     248,277
    Baldwin & Lyons, Inc. Class B                              900      21,870

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Bancfirst Corp.                                             940 $   39,330
*   Bancorp, Inc.                                             2,500     32,500
    BancorpSouth, Inc.                                        6,868    109,888
    Bank Mutual Corp.                                         3,171     16,426
    Bank of America Corp.                                   247,691  3,049,076
    Bank of Commerce Holdings                                   300      1,518
#   Bank of Hawaii Corp.                                      2,805    133,770
#   Bank of New York Mellon Corp. (The)                      29,064    820,186
    Bank of the Ozarks, Inc.                                  2,389     97,782
    BankFinancial Corp.                                       1,124      8,868
#   BankUnited, Inc.                                          7,536    191,038
    Banner Corp.                                              1,738     56,780
    Bar Harbor Bankshares                                        27        972
#   BB&T Corp.                                               15,109    464,904
    BBCN Bancorp, Inc.                                        7,097     91,409
*   Beneficial Mutual Bancorp, Inc.                           5,210     44,546
*   Berkshire Hathaway, Inc. Class B                         11,245  1,195,568
    Berkshire Hills Bancorp, Inc.                             1,648     42,617
#   BGC Partners, Inc. Class A                                  510      2,917
#   BlackRock, Inc.                                           3,188    849,602
*   BofI Holding, Inc.                                          900     36,702
    BOK Financial Corp.                                       2,903    181,408
    Boston Private Financial Holdings, Inc.                   6,453     62,207
    Brookline Bancorp, Inc.                                   5,953     50,005
    Brown & Brown, Inc.                                      10,040    311,140
    Bryn Mawr Bank Corp.                                      1,000     23,230
    Calamos Asset Management, Inc. Class A                    1,542     17,502
    Camden National Corp.                                       553     18,465
    Cape Bancorp, Inc.                                          300      2,703
*   Capital Bank Financial Corp. Class A                         64      1,144
#*  Capital City Bank Group, Inc.                               900     11,250
    Capital One Financial Corp.                              12,499    722,192
    Capital Southwest Corp.                                     100     11,769
    CapitalSource, Inc.                                      18,722    167,562
    Capitol Federal Financial, Inc.                          12,347    146,188
    Cardinal Financial Corp.                                  2,617     39,909
#   Cash America International, Inc.                          2,741    119,590
    Cathay General Bancorp                                    6,225    122,695
    CBOE Holdings, Inc.                                       1,303     48,902
#*  CBRE Group, Inc. Class A                                  3,700     89,614
    Center Bancorp, Inc.                                        980     11,417
    Centerstate Banks, Inc.                                   1,997     16,615
*   Central Pacific Financial Corp.                           2,177     36,661
#   Charles Schwab Corp. (The)                               12,301    208,625
    Chemical Financial Corp.                                  2,028     50,294
    Chubb Corp. (The)                                         6,526    574,745
    Cincinnati Financial Corp.                                7,379    360,907
*   CIT Group, Inc.                                           9,212    391,602
    Citigroup, Inc.                                          72,701  3,392,229
    Citizens Holding Co.                                        160      3,152
*   Citizens, Inc.                                            3,580     23,413
    City Holding Co.                                          1,300     49,634

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#   City National Corp.                                      3,716 $212,667
    Clifton Savings Bancorp, Inc.                            1,500   18,015
    CME Group, Inc.                                          7,175  436,670
    CNA Financial Corp.                                      2,259   76,151
    CNB Financial Corp.                                        590    9,552
    CNO Financial Group, Inc.                               17,267  195,462
    CoBiz Financial, Inc.                                    3,215   27,520
    Cohen & Steers, Inc.                                       914   36,112
    Columbia Banking System, Inc.                            3,225   69,241
#   Comerica, Inc.                                           8,863  321,284
#   Commerce Bancshares, Inc.                                7,242  290,477
    Community Bank System, Inc.                              3,009   86,178
*   Community Bankers Trust Corp.                              100      331
    Community Trust Bancorp, Inc.                            1,298   44,937
    Consolidated-Tomoka Land Co.                               300   11,163
    Corrections Corp. of America                             6,550  237,110
*   Cowen Group, Inc. Class A                                4,766   12,201
    Crawford & Co. Class A                                     900    4,752
    Crawford & Co. Class B                                   1,100    8,349
*   Credit Acceptance Corp.                                    644   64,613
#   Cullen/Frost Bankers, Inc.                               5,229  315,884
    CVB Financial Corp.                                      6,327   68,774
#*  DFC Global Corp.                                         4,301   58,064
    Diamond Hill Investment Group, Inc.                         60    4,529
    Dime Community Bancshares, Inc.                          2,985   42,596
    Discover Financial Services                              5,517  241,314
    Donegal Group, Inc. Class A                              1,577   23,087
*   Doral Financial Corp.                                    2,400    1,808
*   E*TRADE Financial Corp.                                 23,266  239,407
#   East West Bancorp, Inc.                                 11,883  289,113
    Eastern Insurance Holdings, Inc.                           255    4,751
#   Eaton Vance Corp.                                        2,058   82,073
*   eHealth, Inc.                                            1,477   30,928
    EMC Insurance Group, Inc.                                  651   18,378
    Employers Holdings, Inc.                                 2,463   55,787
*   Encore Capital Group, Inc.                               1,754   49,971
    Endurance Specialty Holdings, Ltd.                       3,103  151,954
*   Enstar Group, Ltd.                                       1,015  128,996
    Enterprise Financial Services Corp.                      1,162   16,710
    Erie Indemnity Co. Class A                               1,500  119,355
    ESB Financial Corp.                                        415    5,810
    ESSA Bancorp, Inc.                                         800    8,616
    Evercore Partners, Inc. Class A                          2,800  105,700
    Everest Re Group, Ltd.                                   2,809  379,187
*   Ezcorp, Inc. Class A                                     2,607   44,058
    FBL Financial Group, Inc. Class A                        1,900   74,689
    Federal Agricultural Mortgage Corp. Class C                600   19,068
#   Federated Investors, Inc. Class B                        5,290  121,458
    Fidelity National Financial, Inc. Class A               11,637  312,453
*   Fidelity Southern Corp.                                    659    7,841
#   Fifth Third Bancorp                                     42,289  720,182
    Financial Institutions, Inc.                               944   18,059

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
*   First Acceptance Corp.                                     900 $    1,107
    First American Financial Corp.                           8,944    239,431
#*  First BanCorp                                            4,411     26,069
    First Bancorp                                            1,100     14,311
    First Bancorp, Inc.                                        181      3,093
    First Busey Corp.                                        6,162     26,497
*   First California Financial Group, Inc.                   1,950     15,737
*   First Cash Financial Services, Inc.                      2,037    104,844
    First Citizens BancShares, Inc. Class A                    337     62,824
    First Commonwealth Financial Corp.                       8,831     63,142
    First Community Bancshares, Inc.                         1,200     18,612
    First Connecticut Bancorp Inc/Farmington                   711     10,551
    First Defiance Financial Corp.                             674     15,259
    First Financial Bancorp                                  3,827     58,821
#   First Financial Bankshares, Inc.                         2,292    113,248
    First Financial Corp.                                    1,038     32,064
    First Financial Holdings, Inc.                           1,300     26,052
*   First Financial Northwest, Inc.                          1,000      8,100
#   First Horizon National Corp.                            20,764    215,946
    First Interstate Bancsystem, Inc.                          877     17,821
*   First Marblehead Corp. (The)                               300        369
    First Merchants Corp.                                    2,666     43,269
    First Midwest Bancorp, Inc.                              5,025     63,064
#   First Niagara Financial Group, Inc.                     27,934    265,652
    First Pactrust Bancorp, Inc.                               500      5,680
    First Republic Bank                                      4,311    163,732
*   First South Bancorp, Inc.                                  100        658
*   Firstcity Financial Corp.                                  407      4,017
    FirstMerit Corp.                                         8,587    147,095
    Flushing Financial Corp.                                 2,159     32,774
    FNB Corp.                                               11,030    125,632
#*  Forest City Enterprises, Inc. Class A                   10,443    194,971
*   Forestar Group, Inc.                                     2,915     62,789
    Fox Chase Bancorp, Inc.                                    906     15,320
#   Franklin Resources, Inc.                                   800    123,728
    Fulton Financial Corp.                                  17,069    188,783
    FXCM, Inc. Class A                                         468      6,341
#   Gain Capital Holdings, Inc.                                 56        276
    GAMCO Investors, Inc. Class A                              400     21,000
*   Genworth Financial, Inc. Class A                        30,352    304,431
    Geo Group, Inc. (The)                                    5,621    210,506
    German American Bancorp, Inc.                            1,018     21,704
    GFI Group, Inc.                                          8,349     33,479
    Glacier Bancorp, Inc.                                    5,493    101,346
*   Global Indemnity P.L.C.                                  1,457     32,477
#   Goldman Sachs Group, Inc. (The)                         10,747  1,569,814
    Great Southern Bancorp, Inc.                               967     25,500
#*  Green Dot Corp. Class A                                  1,377     21,633
#   Greenhill & Co., Inc.                                      416     19,215
*   Greenlight Capital Re, Ltd. Class A                      2,100     51,681
*   Guaranty Bancorp                                         1,300      2,756
*   Hallmark Financial Services, Inc.                        1,226     11,095

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
#   Hancock Holding Co.                                      5,990 $  163,347
*   Hanmi Financial Corp.                                    2,521     38,899
    Hanover Insurance Group, Inc. (The)                      3,523    177,665
*   Harris & Harris Group, Inc.                              1,900      6,270
#   Hartford Financial Services Group, Inc.                 21,737    610,592
#   HCC Insurance Holdings, Inc.                             8,019    341,609
    Heartland Financial USA, Inc.                            1,412     35,879
*   Heritage Commerce Corp.                                  1,500      9,855
    Heritage Financial Corp.                                   916     12,778
    Heritage Financial Group, Inc.                             299      4,422
    HFF, Inc. Class A                                        2,015     42,214
*   Hilltop Holdings, Inc.                                   4,900     65,611
*   Home Bancorp, Inc.                                         500      9,050
    Home BancShares, Inc.                                    2,219     88,139
    Home Federal Bancorp, Inc.                               1,034     12,594
#   Homeowners Choice, Inc.                                  1,045     27,734
    HopFed Bancorp, Inc.                                         6         65
    Horace Mann Educators Corp.                              3,333     75,159
    Horizon Bancorp                                            450      8,685
*   Howard Hughes Corp. (The)                                1,543    145,628
    Hudson City Bancorp, Inc.                               25,524    212,104
    Hudson Valley Holding Corp.                                983     15,119
    Huntington Bancshares, Inc.                             39,714    284,749
    Iberiabank Corp.                                         2,289    104,424
*   ICG Group, Inc.                                          3,148     37,367
*   Imperial Holdings, Inc.                                     33        133
    Independence Holding Co.                                   330      3,465
    Independent Bank Corp. (453836108)                       1,200     37,248
*   Independent Bank Corp. (453838609)                          40        283
    Interactive Brokers Group, Inc. Class A                  3,966     59,728
#*  IntercontinentalExchange, Inc.                           2,943    479,503
    International Bancshares Corp.                           4,324     83,886
*   Intervest Bancshares Corp. Class A                         850      4,998
*   INTL. FCStone, Inc.                                      1,274     21,811
    Invesco, Ltd.                                           17,709    562,084
*   Investment Technology Group, Inc.                        2,400     26,136
    Investors Bancorp, Inc.                                  8,017    158,737
    Janus Capital Group, Inc.                               18,711    166,902
    JMP Group, Inc.                                          1,310      8,463
    Jones Lang LaSalle, Inc.                                 3,145    311,418
#   JPMorgan Chase & Co.                                    91,453  4,482,112
    Kearny Financial Corp.                                   2,195     21,621
    Kemper Corp.                                             4,518    143,943
    Kennedy-Wilson Holdings, Inc.                            4,375     72,756
#   KeyCorp                                                 48,505    483,595
*   Knight Capital Group, Inc. Class A                       6,735     23,842
    Lakeland Bancorp, Inc.                                   2,052     19,617
    Lakeland Financial Corp.                                 1,146     30,713
#   Legg Mason, Inc.                                        11,042    351,798
    Life Partners Holdings, Inc.                             1,000      3,330
#   Lincoln National Corp.                                  14,600    496,546
    LNB Bancorp, Inc.                                          500      4,225

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Loews Corp.                                              8,609 $384,564
*   Louisiana Bancorp Inc/Metaire                              100    1,648
#   LPL Financial Holdings, Inc.                             3,365  116,294
#   M&T Bank Corp.                                           7,257  727,151
*   Macatawa Bank Corp.                                      1,400    7,840
    Maiden Holdings, Ltd.                                    3,700   38,221
    MainSource Financial Group, Inc.                         1,400   17,738
#*  Markel Corp.                                               450  241,312
    MarketAxess Holdings, Inc.                               2,293   97,040
    Marlin Business Services Corp.                             680   16,476
    Marsh & McLennan Cos., Inc.                              3,730  141,777
    MB Financial, Inc.                                       4,292  106,270
*   MBIA, Inc.                                              14,613  138,239
*   MBT Financial Corp.                                        145      586
    MCG Capital Corp.                                        6,000   30,840
#   McGraw-Hill Cos., Inc. (The)                             1,140   61,685
    Meadowbrook Insurance Group, Inc.                        2,627   20,438
    Medallion Financial Corp.                                1,523   22,754
    Mercantile Bank Corp.                                      625   10,444
    Merchants Bancshares, Inc.                                 444   13,471
    Mercury General Corp.                                    3,903  178,406
*   Meridian Interstate Bancorp, Inc.                        1,162   21,253
    MetLife, Inc.                                           21,565  840,819
*   Metro Bancorp, Inc.                                        900   15,975
*   MGIC Investment Corp.                                   12,754   68,872
    MidSouth Bancorp, Inc.                                     600    9,426
    Montpelier Re Holdings, Ltd.                             4,472  115,199
#   Moody's Corp.                                            2,500  152,125
    Morgan Stanley                                          33,264  736,798
#*  MSCI, Inc.                                               5,992  204,327
    NASDAQ OMX Group, Inc. (The)                             8,698  256,417
*   National Financial Partners Corp.                        3,393   85,979
    National Interstate Corp.                                1,011   29,370
    National Penn Bancshares, Inc.                          15,874  155,406
*   Navigators Group, Inc. (The)                               900   52,092
    NBT Bancorp, Inc.                                        3,211   65,023
    Nelnet, Inc. Class A                                     2,975  101,150
*   Netspend Holdings, Inc.                                  1,731   27,627
    New Hampshire Thrift Bancshares, Inc.                      300    3,864
#   New York Community Bancorp, Inc.                        20,797  281,799
*   NewBridge Bancorp                                          500    2,945
*   NewStar Financial, Inc.                                  3,876   46,318
    Nicholas Financial, Inc.                                    82    1,199
    Northeast Community Bancorp, Inc.                          436    2,603
#   Northern Trust Corp.                                     7,992  430,929
    Northfield Bancorp, Inc.                                 4,433   52,132
    Northrim BanCorp, Inc.                                     400    8,712
    Northwest Bancshares, Inc.                               7,565   92,671
#   NYSE Euronext                                           13,318  516,872
    OceanFirst Financial Corp.                               1,430   20,320
*   Ocwen Financial Corp.                                    3,436  125,689
    OFG Bancorp                                              3,199   51,408

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Old National Bancorp                                     8,225 $100,180
#   Old Republic International Corp.                        21,763  293,800
*   OmniAmerican Bancorp, Inc.                                 994   24,751
    OneBeacon Insurance Group, Ltd. Class A                  1,519   20,643
    Oppenheimer Holdings, Inc. Class A                         900   16,650
    Oritani Financial Corp.                                  3,800   58,786
    Pacific Continental Corp.                                1,246   13,930
    PacWest Bancorp                                          2,511   69,630
#   Park National Corp.                                      1,052   71,936
*   Park Sterling Corp.                                      2,086   11,953
    PartnerRe, Ltd.                                          3,230  304,718
    Peapack Gladstone Financial Corp.                           69    1,006
    Penns Woods Bancorp, Inc.                                  229    9,371
#   People's United Financial, Inc.                         16,721  220,048
    Peoples Bancorp, Inc.                                      848   17,282
*   PHH Corp.                                                5,872  123,782
*   Phoenix Cos., Inc. (The)                                   193    5,618
*   PICO Holdings, Inc.                                      1,698   36,847
*   Pinnacle Financial Partners, Inc.                        2,328   56,501
*   Piper Jaffray Cos.                                       1,000   33,760
    Platinum Underwriters Holdings, Ltd.                     2,634  149,479
#   PNC Financial Services Group, Inc. (The)                13,188  895,201
*   Popular, Inc.                                            8,062  229,686
*   Portfolio Recovery Associates, Inc.                      1,406  172,586
*   Preferred Bank                                             475    7,838
    Primerica, Inc.                                          4,688  159,204
#   Principal Financial Group, Inc.                         13,831  499,299
    PrivateBancorp, Inc.                                     5,929  113,718
    ProAssurance Corp.                                       5,366  262,880
#   Progressive Corp. (The)                                  6,135  155,154
#   Prosperity Bancshares, Inc.                              4,936  226,760
    Protective Life Corp.                                    6,264  238,408
    Provident Financial Holdings, Inc.                         600    9,720
    Provident Financial Services, Inc.                       4,366   66,931
    Provident New York Bancorp                               2,665   24,092
    Prudential Financial, Inc.                              10,720  647,702
    Pulaski Financial Corp.                                    751    7,923
    QC Holdings, Inc.                                          900    2,736
#   Radian Group, Inc.                                      10,400  124,280
#   Raymond James Financial, Inc.                            5,361  222,053
    Regions Financial Corp.                                 65,611  557,037
    Reinsurance Group of America, Inc.                       6,299  394,002
#   RenaissanceRe Holdings, Ltd.                             2,926  274,722
    Renasant Corp.                                           1,881   42,924
    Republic Bancorp, Inc. Class A                           1,292   28,682
*   Republic First Bancorp, Inc.                             1,200    3,252
    Resource America, Inc. Class A                             852    7,855
*   Riverview Bancorp, Inc.                                    100      245
    RLI Corp.                                                1,838  132,060
    Rockville Financial, Inc.                                2,137   27,781
    Roma Financial Corp.                                     1,502   25,564
    Ryman Hospitality Properties                             3,859  171,571

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    S&T Bancorp, Inc.                                        2,253 $   42,514
*   Safeguard Scientifics, Inc.                              1,663     26,841
    Safety Insurance Group, Inc.                             1,159     57,568
    Sandy Spring Bancorp, Inc.                               1,810     37,069
    SCBT Financial Corp.                                     1,021     48,773
    SEI Investments Co.                                      1,816     52,047
    Selective Insurance Group, Inc.                          4,022     94,235
    SI Financial Group, Inc.                                   243      2,819
    Sierra Bancorp                                             844     10,904
#*  Signature Bank                                           2,603    186,401
    Simmons First National Corp. Class A                     1,400     34,328
    Simplicity Bancorp, Inc.                                   726     10,890
    SLM Corp.                                               15,424    318,506
#   Southside Bancshares, Inc.                               1,492     31,900
*   Southwest Bancorp, Inc.                                  1,486     19,645
*   St Joe Co. (The)                                         4,685     91,685
    StanCorp Financial Group, Inc.                           2,900    125,222
    State Auto Financial Corp.                               2,212     38,445
    State Street Corp.                                      10,758    629,020
    StellarOne Corp.                                         1,714     25,693
    Sterling Bancorp                                         1,909     21,534
    Stewart Information Services Corp.                       1,509     40,849
*   Stifel Financial Corp.                                   4,488    144,603
#*  Suffolk Bancorp                                            658     10,291
*   Sun Bancorp, Inc.                                        4,675     15,054
#   SunTrust Banks, Inc.                                    13,435    392,974
    Susquehanna Bancshares, Inc.                            16,184    188,867
#*  SVB Financial Group                                      3,769    268,014
*   SWS Group, Inc.                                            700      3,983
    SY Bancorp, Inc.                                         1,000     22,960
    Symetra Financial Corp.                                  5,281     71,980
    Synovus Financial Corp.                                 64,460    173,397
#   T Rowe Price Group, Inc.                                   900     65,250
*   Taylor Capital Group, Inc.                               1,781     26,092
#   TCF Financial Corp.                                     11,444    166,510
#   TD Ameritrade Holding Corp.                             11,460    228,169
*   Tejon Ranch Co.                                          1,276     37,234
    Territorial Bancorp, Inc.                                  900     21,042
*   Texas Capital Bancshares, Inc.                           2,927    121,939
    TF Financial Corp.                                          39        977
*   TFS Financial Corp.                                     13,945    151,582
    Thomas Properties Group, Inc.                            4,550     23,160
    Tompkins Financial Corp.                                 1,233     51,539
#   Torchmark Corp.                                          4,134    256,597
    Tower Group International, Ltd.                          3,613     68,358
#   TowneBank                                                2,139     30,609
    Travelers Cos., Inc. (The)                               9,700    828,477
    Tree.com, Inc.                                             973     19,917
    Trico Bancshares                                         1,059     18,501
    TrustCo Bank Corp.                                       7,124     38,185
    Trustmark Corp.                                          5,350    131,342
#   U.S. Bancorp                                            44,952  1,496,003

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    UMB Financial Corp.                                       3,174 $   159,779
    Umpqua Holdings Corp.                                     8,401     100,812
    Union First Market Bankshares Corp.                       1,764      33,357
#   United Bankshares, Inc.                                   3,736      94,558
*   United Community Banks, Inc.                              2,638      28,886
*   United Community Financial Corp.                          2,400       9,936
    United Financial Bancorp, Inc.                            1,317      19,505
    United Fire Group, Inc.                                   1,591      44,484
*   United Security Bancshares                                  355       1,457
    Universal Insurance Holdings, Inc.                        2,899      17,336
    Univest Corp. of Pennsylvania                             1,300      22,789
    Unum Group                                               14,501     404,433
    Validus Holdings, Ltd.                                    8,657     334,247
#   Valley National Bancorp                                  14,262     128,215
    ViewPoint Financial Group, Inc.                           3,195      59,491
*   Virginia Commerce Bancorp, Inc.                           2,465      33,130
*   Virtus Investment Partners, Inc.                            100      19,100
#   Waddell & Reed Financial, Inc. Class A                    1,900      81,453
*   Walker & Dunlop, Inc.                                       841      14,978
    Washington Banking Co.                                    1,187      16,381
    Washington Federal, Inc.                                  6,733     115,606
    Washington Trust Bancorp, Inc.                            1,189      31,806
*   Waterstone Financial, Inc.                                1,300      10,387
    Webster Financial Corp.                                   6,786     158,589
    Wells Fargo & Co.                                       118,964   4,518,253
    WesBanco, Inc.                                            1,920      48,058
    West BanCorp., Inc.                                         899       9,691
#   Westamerica BanCorp.                                      1,788      77,581
*   Western Alliance Bancorp                                  5,434      79,934
    Westfield Financial, Inc.                                 1,934      14,563
    Westwood Holdings Group, Inc.                               360      15,732
#   Willis Group Holdings P.L.C.                              5,006     198,638
*   Wilshire Bancorp, Inc.                                    6,648      42,481
    Wintrust Financial Corp.                                  2,549      91,407
#*  World Acceptance Corp.                                    1,200     106,632
#   WR Berkley Corp.                                          5,350     232,297
    WSFS Financial Corp.                                        110       5,383
#   XL Group P.L.C.                                          15,066     469,155
#*  Yadkin Valley Financial Corp.                               500       2,005
    Zions BanCorp.                                           14,959     368,291
                                                                    -----------
Total Financials                                                     74,579,011
                                                                    -----------
Health Care -- (2.1%)
#   Abaxis, Inc.                                                500      21,345
#*  ABIOMED, Inc.                                                79       1,459
#*  Accuray, Inc.                                             5,614      24,702
*   Albany Molecular Research, Inc.                           2,219      26,473
*   Alere, Inc.                                               7,200     184,896
#*  Align Technology, Inc.                                    1,710      56,635
*   Allscripts Healthcare Solutions, Inc.                    12,712     175,934
    AmerisourceBergen Corp.                                   3,300     178,596
    Analogic Corp.                                              946      75,188

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Health Care -- (Continued)
*   AngioDynamics, Inc.                                      1,785 $ 18,082
*   Anika Therapeutics, Inc.                                   897   11,975
*   ArthroCare Corp.                                         1,945   67,394
#*  athenahealth, Inc.                                         617   59,392
    Atrion Corp.                                               178   35,669
#*  Boston Scientific Corp.                                 70,303  526,569
*   Bovie Medical Corp.                                        200      650
*   Bruker Corp.                                             5,422   96,349
*   Cambrex Corp.                                            3,800   47,462
    Cantel Medical Corp.                                     2,014   63,663
    Cardinal Health, Inc.                                    3,678  162,641
*   CareFusion Corp.                                        10,318  345,034
#*  Cepheid, Inc.                                            1,468   55,975
#*  Cerner Corp.                                               600   58,062
*   Charles River Laboratories International, Inc.           1,672   72,715
#*  Codexis, Inc.                                            2,200    4,928
    Computer Programs & Systems, Inc.                          397   20,827
    CONMED Corp.                                             2,606   81,646
#*  Covance, Inc.                                            3,517  262,228
    CR Bard, Inc.                                              900   89,424
    CryoLife, Inc.                                           1,842   11,052
*   Cutera, Inc.                                             1,041   11,565
*   Cyberonics, Inc.                                         1,000   43,420
*   Cynosure, Inc. Class A                                   1,100   28,446
#   DENTSPLY International, Inc.                             5,900  249,865
*   Digirad Corp.                                              600    1,536
#*  Edwards Lifesciences Corp.                               1,400   89,306
*   Exactech, Inc.                                             760   14,060
*   Greatbatch, Inc.                                         1,800   50,292
*   Haemonetics Corp.                                        2,784  107,184
*   HealthStream, Inc.                                         733   16,830
#*  Henry Schein, Inc.                                       3,073  277,799
    Hill-Rom Holdings, Inc.                                  4,027  137,200
*   Hologic, Inc.                                           14,790  301,272
*   ICU Medical, Inc.                                        1,065   64,166
#*  IDEXX Laboratories, Inc.                                   500   43,980
*   Integra LifeSciences Holdings Corp.                      2,423   84,878
*   Intuitive Surgical, Inc.                                   200   98,458
    Invacare Corp.                                           2,100   28,245
    LeMaitre Vascular, Inc.                                    800    4,848
*   Luminex Corp.                                            1,229   20,438
    Masimo Corp.                                             3,292   66,038
    McKesson Corp.                                           1,600  169,312
*   MedAssets, Inc.                                          4,734   88,668
*   Medical Action Industries, Inc.                            700    5,691
*   Medidata Solutions, Inc.                                   924   61,317
    Medtronic, Inc.                                         10,800  504,144
*   Merit Medical Systems, Inc.                              3,300   31,911
#*  Mettler-Toledo International, Inc.                         400   83,584
*   MWI Veterinary Supply, Inc.                                316   37,196
*   Natus Medical, Inc.                                      2,472   30,925
*   NuVasive, Inc.                                           3,601   75,513

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (Continued)
*   Omnicell, Inc.                                          3,791  $   68,314
*   OraSure Technologies, Inc.                              1,425       6,355
*   Orthofix International NV                               1,246      40,370
#   Owens & Minor, Inc.                                     4,444     144,741
*   Palomar Medical Technologies, Inc.                      1,300      17,615
*   PAREXEL International Corp.                             2,213      90,622
#   Patterson Cos., Inc.                                    6,055     229,787
*   PharMerica Corp.                                        1,793      23,112
#*  PhotoMedex, Inc.                                          413       6,732
    Quality Systems, Inc.                                   1,731      30,933
*   Quidel Corp.                                            1,711      38,190
#   ResMed, Inc.                                            3,037     145,837
*   Rochester Medical Corp.                                   942      12,792
*   RTI Biologics, Inc.                                     3,864      15,379
*   Sirona Dental Systems, Inc.                             3,126     229,886
*   Solta Medical, Inc.                                     7,638      14,894
*   Spectranetics Corp.                                     1,700      31,705
#   St Jude Medical, Inc.                                   6,824     281,285
*   Staar Surgical Co.                                        600       4,188
    STERIS Corp.                                            4,281     178,047
#   Stryker Corp.                                           3,250     213,135
*   Symmetry Medical, Inc.                                  3,353      39,968
    Teleflex, Inc.                                          3,100     242,203
*   Thoratec Corp.                                          3,203     115,949
*   Tornier NV                                                511       9,295
*   TranS1, Inc.                                            1,149       2,309
    Utah Medical Products, Inc.                               296      13,122
#*  Varian Medical Systems, Inc.                            1,000      65,140
*   Vascular Solutions, Inc.                                2,112      33,602
#*  Waters Corp.                                            1,300     120,120
    West Pharmaceutical Services, Inc.                      2,331     148,858
*   Wright Medical Group, Inc.                              2,960      69,382
#   Zimmer Holdings, Inc.                                   6,000     458,700
                                                                   ----------
Total Health Care                                                   8,807,619
                                                                   ----------
Industrials -- (10.0%)
#   3M Co.                                                  4,505     471,719
    AAON, Inc.                                              1,920      54,547
    AAR Corp.                                               2,847      50,847
    ABM Industries, Inc.                                    3,822      86,186
#*  Acacia Research Corp.                                   1,650      39,303
#*  ACCO Brands Corp.                                       4,130      27,877
#*  Accuride Corp.                                          1,372       7,052
    Aceto Corp.                                             2,579      26,822
#   Acorn Energy, Inc.                                      1,200       9,000
#   Actuant Corp. Class A                                   5,251     164,356
#   Acuity Brands, Inc.                                     1,655     120,749
*   Adept Technology, Inc.                                    100         323
    ADT Corp. (The)                                         9,356     408,296
*   Advisory Board Co. (The)                                1,000      49,150
*   AECOM Technology Corp.                                  8,920     259,304
*   Aegion Corp.                                            3,171      66,781

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#   AGCO Corp.                                               2,990 $159,217
*   Air Transport Services Group, Inc.                       4,074   23,507
    Aircastle, Ltd.                                          3,400   47,464
    Alamo Group, Inc.                                          900   36,063
*   Alaska Air Group, Inc.                                   5,900  363,676
    Albany International Corp. Class A                       2,300   66,815
    Allegiant Travel Co.                                     1,450  130,355
    Allied Motion Technologies, Inc.                           400    2,856
    Altra Holdings, Inc.                                     3,013   80,296
    AMERCO                                                   1,427  229,319
*   Ameresco, Inc. Class A                                   1,816   13,384
    American Railcar Industries, Inc.                        1,731   61,814
    American Science & Engineering, Inc.                       700   45,136
*   American Woodmark Corp.                                  1,228   41,322
    AMETEK, Inc.                                             2,625  106,864
    Ampco-Pittsburgh Corp.                                     500    9,370
    AO Smith Corp.                                           2,750  207,432
    Apogee Enterprises, Inc.                                 2,435   62,044
    Applied Industrial Technologies, Inc.                    2,795  118,089
*   ARC Document Solutions, Inc.                             2,986    9,585
    Argan, Inc.                                                831   14,709
    Arkansas Best Corp.                                      1,800   18,918
*   Armstrong World Industries, Inc.                         1,710   87,278
    Astec Industries, Inc.                                   1,500   49,245
*   Astronics Corp.                                            805   22,379
*   Atlas Air Worldwide Holdings, Inc.                       2,284   85,422
#   Avery Dennison Corp.                                     6,514  270,005
*   Avis Budget Group, Inc.                                 10,622  306,338
    AZZ, Inc.                                                1,833   77,518
*   B/E Aerospace, Inc.                                      4,444  278,817
    Baltic Trading, Ltd.                                       800    2,776
    Barnes Group, Inc.                                       3,979  110,497
    Barrett Business Services, Inc.                            700   37,058
*   Beacon Roofing Supply, Inc.                              4,820  183,787
    Belden, Inc.                                             3,062  151,324
*   Blount International, Inc.                               1,600   22,224
*   BlueLinx Holdings, Inc.                                  3,787   11,020
    Brady Corp. Class A                                      4,124  139,721
*   Breeze-Eastern Corp.                                       497    4,225
#   Briggs & Stratton Corp.                                  3,200   71,968
    Brink's Co. (The)                                        3,353   88,888
*   Builders FirstSource, Inc.                               2,395   14,825
*   CAI International, Inc.                                  1,816   46,290
#   Carlisle Cos., Inc.                                      3,446  223,542
*   Casella Waste Systems, Inc. Class A                      1,900    8,284
*   CBIZ, Inc.                                               2,941   19,087
    CDI Corp.                                                1,400   21,938
    Ceco Environmental Corp.                                 1,152   13,375
    Celadon Group, Inc.                                      2,400   40,296
    CH Robinson Worldwide, Inc.                                700   41,573
*   Chart Industries, Inc.                                   1,800  152,658
    Chicago Bridge & Iron Co. NV                               582   31,306

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#   Cintas Corp.                                             4,000 $179,480
    CIRCOR International, Inc.                               1,293   61,198
#   CLARCOR, Inc.                                            1,240   64,108
#*  Clean Harbors, Inc.                                      1,400   79,758
    CNH Global NV                                              671   27,598
    Coleman Cable, Inc.                                        600    9,000
#*  Colfax Corp.                                             7,826  365,239
*   Columbus McKinnon Corp.                                  1,655   31,081
    Comfort Systems USA, Inc.                                2,727   34,987
*   Commercial Vehicle Group, Inc.                           1,100    7,711
    Con-way, Inc.                                            4,471  151,120
*   Consolidated Graphics, Inc.                                800   28,536
#*  Copart, Inc.                                             2,900  102,225
    Corporate Executive Board Co. (The)                      1,100   61,996
    Courier Corp.                                              900   12,960
    Covanta Holding Corp.                                   10,679  213,580
*   Covenant Transportation Group, Inc. Class A                500    2,775
*   CPI Aerostructures, Inc.                                   400    3,684
*   CRA International, Inc.                                    600   11,064
    Crane Co.                                                2,255  121,387
    CSX Corp.                                               22,248  547,078
    Cummins, Inc.                                            1,200  127,668
    Curtiss-Wright Corp.                                     3,802  124,858
#   Danaher Corp.                                            6,510  396,719
#   Deere & Co.                                              2,000  178,600
*   Delta Air Lines, Inc.                                   11,100  190,254
    Deluxe Corp.                                             3,632  138,524
*   Dolan Co. (The)                                          1,985    3,434
#   Donaldson Co., Inc.                                      1,883   68,504
    Douglas Dynamics, Inc.                                   1,694   23,699
#   Dover Corp.                                              6,676  460,510
*   Ducommun, Inc.                                             789   19,323
#   Dun & Bradstreet Corp. (The)                             1,341  118,611
*   DXP Enterprises, Inc.                                    1,000   66,880
*   Dycom Industries, Inc.                                   2,496   48,223
    Dynamic Materials Corp.                                    900   14,292
#*  Eagle Bulk Shipping, Inc.                                   75      264
    Eastern Co. (The)                                          312    5,220
#   Eaton Corp. P.L.C.                                       8,704  534,513
#*  Echo Global Logistics, Inc.                              1,178   20,438
    EMCOR Group, Inc.                                        5,809  217,257
    Emerson Electric Co.                                     4,450  247,019
    Encore Wire Corp.                                        1,816   59,474
*   Energy Recovery, Inc.                                    3,500   12,810
*   EnerNOC, Inc.                                            1,240   21,725
*   EnerSys, Inc.                                            4,945  226,679
*   Engility Holdings, Inc.                                    497   11,908
    Ennis, Inc.                                              1,743   26,790
*   EnPro Industries, Inc.                                   1,800   88,704
    Equifax, Inc.                                            1,000   61,200
    ESCO Technologies, Inc.                                  1,814   65,250
    Espey Manufacturing & Electronics Corp.                    200    5,048

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Expeditors International of Washington, Inc.             1,230 $ 44,194
    Exponent, Inc.                                             900   47,430
    Fastenal Co.                                             1,300   63,765
*   Federal Signal Corp.                                     4,281   33,221
#   FedEx Corp.                                              8,678  815,819
*   Flow International Corp.                                 3,772   13,806
#   Fluor Corp.                                              4,172  237,721
*   Fortune Brands Home & Security, Inc.                     6,870  249,999
    Forward Air Corp.                                        1,800   66,402
*   Franklin Covey Co.                                       1,096   15,432
    Franklin Electric Co., Inc.                              4,121  133,397
    FreightCar America, Inc.                                   900   18,792
*   Frozen Food Express Industries                             100      127
*   FTI Consulting, Inc.                                     2,930   97,042
*   Fuel Tech, Inc.                                          1,500    6,000
*   Furmanite Corp.                                          2,899   18,409
    G&K Services, Inc. Class A                               1,625   76,359
    Gardner Denver, Inc.                                       400   30,036
    GATX Corp.                                               3,852  196,259
#*  Genco Shipping & Trading, Ltd.                           2,900    4,959
    Generac Holdings, Inc.                                   2,918  104,844
*   General Cable Corp.                                      4,217  145,402
*   Genesee & Wyoming, Inc. Class A                          2,800  238,560
*   Gibraltar Industries, Inc.                               2,300   43,010
    Global Power Equipment Group, Inc.                         800   13,200
*   Goldfield Corp. (The)                                      600    1,860
    Gorman-Rupp Co. (The)                                    1,406   39,719
*   GP Strategies Corp.                                      2,129   46,944
#   Graco, Inc.                                              1,300   78,689
#*  GrafTech International, Ltd.                             6,803   48,846
    Graham Corp.                                               700   17,010
    Granite Construction, Inc.                               3,119   86,303
    Great Lakes Dredge & Dock Corp.                          6,473   44,793
*   Greenbrier Cos., Inc.                                    2,075   46,812
    Griffon Corp.                                            3,626   37,348
    H&E Equipment Services, Inc.                             2,268   46,176
    Hardinge, Inc.                                           1,051   14,188
    Harsco Corp.                                             6,429  140,345
#*  Hawaiian Holdings, Inc.                                  5,433   29,827
    Heartland Express, Inc.                                  7,600  103,132
    HEICO Corp.                                                960   42,250
    HEICO Corp. Class A                                      1,110   37,540
    Heidrick & Struggles International, Inc.                 1,162   15,362
#*  Heritage-Crystal Clean, Inc.                                57      886
    Herman Miller, Inc.                                      2,465   61,847
#*  Hertz Global Holdings, Inc.                             14,500  349,160
*   Hexcel Corp.                                             6,800  207,400
*   Hill International, Inc.                                 2,600    7,150
    HNI Corp.                                                3,207  110,417
    Honeywell International, Inc.                            5,044  370,936
    Houston Wire & Cable Co.                                 1,200   16,344
#*  Hub Group, Inc. Class A                                  2,492   91,332

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Hubbell, Inc. Class A                                      167 $ 14,220
    Hubbell, Inc. Class B                                      750   71,970
*   Hudson Global, Inc.                                      2,300    7,590
*   Hurco Cos., Inc.                                           500   13,415
*   Huron Consulting Group, Inc.                             1,596   66,681
    Hyster-Yale Materials Handling, Inc.                     1,000   52,190
*   ICF International, Inc.                                  1,396   37,846
#   IDEX Corp.                                               5,814  302,502
#*  IHS, Inc. Class A                                          700   68,201
*   II-VI, Inc.                                              4,179   64,649
#   Illinois Tool Works, Inc.                                4,530  292,457
#   Ingersoll-Rand P.L.C.                                    7,509  403,984
#*  InnerWorkings, Inc.                                      3,312   33,352
    Innovative Solutions & Support, Inc.                       400    3,516
    Insperity, Inc.                                          1,539   42,523
    Insteel Industries, Inc.                                 1,312   21,753
*   Integrated Electrical Services, Inc.                       260    1,516
#   Interface, Inc.                                          4,868   81,490
    International Shipholding Corp.                            500    9,030
    Intersections, Inc.                                      1,300   12,428
    Iron Mountain, Inc.                                      2,044   77,386
    ITT Corp.                                                6,349  175,232
#*  Jacobs Engineering Group, Inc.                           5,295  267,292
#   JB Hunt Transport Services, Inc.                         1,300   92,391
*   JetBlue Airways Corp.                                   21,645  149,134
    John Bean Technologies Corp.                             1,711   35,486
#   Joy Global, Inc.                                         3,530  199,516
    Kadant, Inc.                                               500   13,835
    Kaman Corp.                                              1,939   65,519
    Kansas City Southern                                     4,545  495,723
    KAR Auction Services, Inc.                               8,173  182,830
    Kaydon Corp.                                             2,253   53,712
#   KBR, Inc.                                                6,170  185,594
    Kelly Services, Inc. Class A                             2,823   48,047
#   Kennametal, Inc.                                         6,737  269,413
*   Key Technology, Inc.                                       200    2,496
    Kforce, Inc.                                             2,520   38,102
    Kimball International, Inc. Class B                      2,971   27,303
#*  Kirby Corp.                                              4,462  334,159
    Knight Transportation, Inc.                              5,833   91,111
    Knoll, Inc.                                              4,272   66,472
*   Korn/Ferry International                                 3,862   63,916
    Landstar System, Inc.                                    1,000   54,660
    Lawson Products, Inc.                                      700    9,905
*   Layne Christensen Co.                                    1,398   28,561
    LB Foster Co. Class A                                      744   32,848
    Lennox International, Inc.                               1,600   99,200
    Lincoln Electric Holdings, Inc.                          1,700   89,692
#   Lindsay Corp.                                            1,207   92,722
*   LMI Aerospace, Inc.                                        900   19,251
    LS Starrett Co. (The) Class A                              230    2,461
    LSI Industries, Inc.                                     1,905   13,411

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Lydall, Inc.                                             1,100 $ 15,774
#   Manitowoc Co., Inc. (The)                                9,968  187,000
    Manpowergroup, Inc.                                      5,170  274,837
    Marten Transport, Ltd.                                   1,556   31,696
    Masco Corp.                                              6,131  119,187
#*  MasTec, Inc.                                             7,832  217,730
    Matson, Inc.                                             3,461   81,472
    McGrath RentCorp                                         1,766   54,852
*   Meritor, Inc.                                            3,677   21,327
    Met-Pro Corp.                                              900   12,060
*   Mfri, Inc.                                                 300    2,190
    Michael Baker Corp.                                        702   17,094
*   Middleby Corp.                                             810  121,160
    Miller Industries, Inc.                                    800   12,088
    Mine Safety Appliances Co.                               2,262  108,576
*   Mistras Group, Inc.                                      1,695   32,120
*   Mobile Mini, Inc.                                        3,320   93,392
*   Moog, Inc. Class A                                       2,878  132,992
*   Moog, Inc. Class B                                         262   12,013
#   MSC Industrial Direct Co., Inc. Class A                    500   39,400
    Mueller Industries, Inc.                                 2,062  106,770
    Mueller Water Products, Inc. Class A                    13,909   82,341
    Multi-Color Corp.                                          800   20,688
*   MYR Group, Inc.                                          1,744   39,763
*   Navigant Consulting, Inc.                                3,070   37,853
*   NCI Building Systems, Inc.                                 513    8,783
    Nielsen Holdings NV                                     11,173  386,809
    NL Industries, Inc.                                      2,000   22,540
*   NN, Inc.                                                 1,333   12,010
#   Nordson Corp.                                            1,100   76,439
    Norfolk Southern Corp.                                   6,900  534,198
*   Northwest Pipe Co.                                         665   18,148
*   Ocean Power Technologies, Inc.                             500      770
*   Old Dominion Freight Line, Inc.                          6,005  231,192
*   On Assignment, Inc.                                      4,541  110,210
*   Orbital Sciences Corp.                                   1,109   19,984
*   Orion Energy Systems, Inc.                                 900    2,160
*   Orion Marine Group, Inc.                                 1,535   14,061
*   Owens Corning                                            6,210  261,193
#   PACCAR, Inc.                                             3,872  192,748
*   Pacer International, Inc.                                2,700   15,363
    Pall Corp.                                               1,300   86,723
    PAM Transportation Services, Inc.                          500    5,220
*   Park-Ohio Holdings Corp.                                   985   36,228
#   Parker Hannifin Corp.                                    6,367  563,925
*   Patrick Industries, Inc.                                 1,039   21,050
*   Pendrell Corp.                                           6,146   10,387
    Pentair, Ltd.                                            8,367  454,746
*   PGT, Inc.                                                  678    5,221
    Pike Electric Corp.                                      2,564   40,075
#   Pitney Bowes, Inc.                                       1,200   16,404
*   PMFG, Inc.                                                 999    5,754

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#*  Polypore International, Inc.                             3,141 $131,702
*   Powell Industries, Inc.                                    901   44,365
*   PowerSecure International, Inc.                            984   13,481
    Precision Castparts Corp.                                1,700  325,193
    Preformed Line Products Co.                                322   25,921
    Primoris Services Corp.                                  2,616   57,657
*   Quality Distribution, Inc.                               1,489   11,852
#   Quanex Building Products Corp.                           3,119   50,746
*   Quanta Services, Inc.                                   11,778  323,659
    Raven Industries, Inc.                                   1,000   33,550
*   RBC Bearings, Inc.                                       1,700   81,770
    RCM Technologies, Inc.                                     300    1,695
#   Regal-Beloit Corp.                                       3,437  270,217
*   Republic Airways Holdings, Inc.                          4,503   50,389
    Republic Services, Inc.                                 12,731  433,872
    Resources Connection, Inc.                               3,398   38,601
*   Roadrunner Transportation Systems, Inc.                  2,292   51,593
#   Robert Half International, Inc.                          2,000   65,640
#   Rockwell Automation, Inc.                                1,945  164,897
    Rollins, Inc.                                            3,000   72,960
#   Roper Industries, Inc.                                   3,633  434,688
#   RR Donnelley & Sons Co.                                 12,564  154,663
*   Rush Enterprises, Inc. Class A                           2,208   50,541
    Ryder System, Inc.                                       4,342  252,140
*   Saia, Inc.                                               1,397   57,165
    Schawk, Inc.                                               308    3,135
    SIFCO Industries, Inc.                                     157    2,682
    Simpson Manufacturing Co., Inc.                          4,083  117,345
    SkyWest, Inc.                                            4,435   63,465
    SL Industries, Inc.                                        160    3,072
#   Snap-on, Inc.                                            2,500  215,500
#   Southwest Airlines Co.                                  37,148  508,928
*   Spirit Aerosystems Holdings, Inc. Class A                8,251  164,937
*   Spirit Airlines, Inc.                                    3,323   88,724
    SPX Corp.                                                3,471  258,624
*   Standard Parking Corp.                                     600   12,894
*   Standard Register Co. (The)                              1,100      759
    Standex International Corp.                              1,000   52,900
    Stanley Black & Decker, Inc.                             5,353  400,458
    Steelcase, Inc. Class A                                  8,325  105,727
#*  Stericycle, Inc.                                           900   97,488
*   Sterling Construction Co., Inc.                            832    8,420
    Sun Hydraulics Corp.                                     1,620   53,055
#*  Swift Transportation Co.                                 7,352  103,075
    Sypris Solutions, Inc.                                   1,400    4,480
#   TAL International Group, Inc.                            2,690  111,366
*   Taser International, Inc.                                4,043   35,619
*   Team, Inc.                                               1,660   64,342
*   Tecumseh Products Co. Class A                              610    5,429
    Tennant Co.                                              1,100   52,602
*   Terex Corp.                                              9,365  267,839
*   Tetra Tech, Inc.                                         4,748  124,825

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
#   Textainer Group Holdings, Ltd.                           2,382 $   92,112
*   Thermon Group Holdings, Inc.                               365      7,154
#   Timken Co.                                               4,108    215,958
    Titan International, Inc.                                3,320     74,069
#*  Titan Machinery, Inc.                                    1,637     36,931
    Toro Co. (The)                                           1,210     54,462
    Towers Watson & Co. Class A                              2,300    167,716
    TransDigm Group, Inc.                                      520     76,336
*   TRC Cos., Inc.                                           1,036      6,257
#*  Trex Co., Inc.                                             718     34,952
*   Trimas Corp.                                             3,017     92,018
    Trinity Industries, Inc.                                 6,685    282,174
    Triumph Group, Inc.                                      4,187    334,541
*   TrueBlue, Inc.                                           3,591     74,406
*   Tutor Perini Corp.                                       2,821     46,377
    Twin Disc, Inc.                                          1,100     23,452
    Tyco International, Ltd.                                 4,890    157,067
*   Ultralife Corp.                                            900      3,546
    UniFirst Corp.                                           1,405    127,925
    Union Pacific Corp.                                     13,500  1,997,460
#*  United Continental Holdings, Inc.                       10,767    347,774
#   United Parcel Service, Inc. Class B                      3,700    317,608
#*  United Rentals, Inc.                                     3,783    199,024
    United Stationers, Inc.                                  3,103    100,754
#   United Technologies Corp.                               10,115    923,398
    Universal Forest Products, Inc.                          1,415     54,619
*   Universal Truckload Services, Inc.                       1,125     28,395
    URS Corp.                                                5,846    256,756
#*  US Airways Group, Inc.                                   8,897    150,359
    US Ecology, Inc.                                         2,010     54,672
*   USA Truck, Inc.                                            505      2,591
#*  USG Corp.                                                4,037    104,922
    UTi Worldwide, Inc.                                      7,517    110,425
    Valmont Industries, Inc.                                 1,527    222,530
*   Verisk Analytics, Inc. Class A                           2,360    144,644
    Viad Corp.                                               1,848     48,140
*   Vicor Corp.                                              1,600      8,592
*   Wabash National Corp.                                    2,960     27,913
*   WABCO Holdings, Inc.                                     1,400    101,122
    Wabtec Corp.                                               600     62,964
#   Waste Connections, Inc.                                  8,268    313,771
    Waste Management, Inc.                                   5,008    205,228
#   Watsco, Inc.                                             1,518    128,089
    Watts Water Technologies, Inc. Class A                   2,637    124,097
#   Werner Enterprises, Inc.                                 5,657    129,885
#*  WESCO International, Inc.                                3,600    258,084
*   Willis Lease Finance Corp.                                 400      5,676
#   Woodward, Inc.                                           4,725    170,053
    WW Grainger, Inc.                                          300     73,941
#*  XPO Logistics, Inc.                                        750     12,233

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
#   Xylem, Inc.                                              7,840 $   217,560
                                                                   -----------
Total Industrials                                                   41,754,763
                                                                   -----------
Information Technology -- (11.5%)
#*  3D Systems Corp.                                         2,797     106,957
*   Accelrys, Inc.                                           4,544      44,758
    Accenture P.L.C. Class A                                 3,300     268,752
*   ACI Worldwide, Inc.                                      1,500      70,515
    Activision Blizzard, Inc.                               12,930     193,303
*   Actuate Corp.                                            5,500      33,770
*   Acxiom Corp.                                             6,168     122,682
*   Adobe Systems, Inc.                                      5,437     245,100
#   ADTRAN, Inc.                                             3,700      77,700
*   Advanced Energy Industries, Inc.                         3,977      67,529
#*  Advanced Micro Devices, Inc.                            23,180      65,368
*   Advent Software, Inc.                                    3,324      96,529
*   Agilysys, Inc.                                           1,500      17,520
#*  Akamai Technologies, Inc.                                4,687     205,806
#*  Alliance Data Systems Corp.                                700     120,239
*   Alpha & Omega Semiconductor, Ltd.                        1,573      11,389
    Altera Corp.                                             1,414      45,262
    Amdocs, Ltd.                                             6,879     245,580
    American Software, Inc. Class A                          1,755      14,584
#*  Amkor Technology, Inc.                                  10,538      44,576
#   Amphenol Corp. Class A                                   1,800     135,936
*   Amtech Systems, Inc.                                       400       1,484
*   ANADIGICS, Inc.                                          1,360       2,856
    Analog Devices, Inc.                                     4,540     199,715
*   Anaren, Inc.                                             1,065      24,932
    Anixter International, Inc.                              2,363     169,522
#*  ANSYS, Inc.                                              1,000      80,860
    AOL, Inc.                                                5,956     230,140
#   Apple, Inc.                                              4,833   2,139,811
#   Applied Materials, Inc.                                 17,010     246,815
*   Applied Micro Circuits Corp.                             5,264      39,269
*   ARRIS Group, Inc.                                       10,814     178,539
*   Arrow Electronics, Inc.                                  8,995     352,874
#*  Aruba Networks, Inc.                                     1,700      38,233
*   AsiaInfo-Linkage, Inc.                                   2,500      28,700
*   Aspen Technology, Inc.                                   1,480      45,110
#*  Atmel Corp.                                             25,000     161,750
*   ATMI, Inc.                                               2,416      52,548
*   Autodesk, Inc.                                           2,600     102,388
#   Automatic Data Processing, Inc.                          2,658     178,990
    Avago Technologies, Ltd.                                 2,800      89,488
#*  AVG Technologies NV                                        725      11,832
*   Aviat Networks, Inc.                                     3,735      11,952
*   Avid Technology, Inc.                                    2,744      18,083
*   Avnet, Inc.                                              6,712     219,818
    AVX Corp.                                                6,101      69,002
*   AXT, Inc.                                                2,400       6,888
    Badger Meter, Inc.                                       1,200      52,416

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
    Bel Fuse, Inc. Class B                                     700 $   10,304
*   Benchmark Electronics, Inc.                              4,214     75,178
    Black Box Corp.                                          1,262     27,411
    Blackbaud, Inc.                                          1,250     36,638
*   Blucora, Inc.                                            3,873     57,204
*   BMC Software, Inc.                                       1,620     73,678
#   Booz Allen Hamilton Holding Corp.                        4,433     67,337
*   Bottomline Technologies de, Inc.                         2,980     78,076
    Broadcom Corp. Class A                                   5,900    212,400
#   Broadridge Financial Solutions, Inc.                     4,300    108,274
*   BroadVision, Inc.                                          200      1,734
*   Brocade Communications Systems, Inc.                    35,078    204,154
    Brooks Automation, Inc.                                  3,979     38,676
*   Bsquare Corp.                                              500      1,545
*   BTU International, Inc.                                    400        920
#   CA, Inc.                                                15,555    419,518
*   Cabot Microelectronics Corp.                             1,884     63,133
*   CACI International, Inc. Class A                         2,066    120,840
#*  Cadence Design Systems, Inc.                             6,300     86,940
*   CalAmp Corp.                                             1,600     17,808
*   Calix, Inc.                                              3,477     29,659
*   Cardtronics, Inc.                                        1,700     47,617
*   Cascade Microtech, Inc.                                    700      4,802
    Cass Information Systems, Inc.                             876     36,617
*   Ceva, Inc.                                               1,230     18,770
*   Checkpoint Systems, Inc.                                 2,300     26,611
*   CIBER, Inc.                                              4,882     20,797
#*  Cirrus Logic, Inc.                                         879     16,973
    Cisco Systems, Inc.                                     60,780  1,271,518
#*  Citrix Systems, Inc.                                       900     55,953
*   Clearfield, Inc.                                           600      4,218
    Cognex Corp.                                             3,058    121,403
*   Cognizant Technology Solutions Corp. Class A             1,100     71,280
    Coherent, Inc.                                           1,888    105,596
    Cohu, Inc.                                               1,699     16,259
    Communications Systems, Inc.                               400      3,892
*   CommVault Systems, Inc.                                    924     67,951
    Computer Sciences Corp.                                  6,672    312,583
    Computer Task Group, Inc.                                1,668     34,227
*   Compuware Corp.                                         18,820    225,840
*   comScore, Inc.                                           1,191     19,258
    Comtech Telecommunications Corp.                         1,300     31,993
#*  Concur Technologies, Inc.                                  900     65,799
    Concurrent Computer Corp.                                  100        704
*   Constant Contact, Inc.                                     710     10,373
    Convergys Corp.                                          8,388    142,764
*   CoreLogic, Inc.                                          7,508    204,818
*   CoStar Group, Inc.                                         766     83,042
*   Cray, Inc.                                               4,033     85,338
#*  Cree, Inc.                                               9,729    550,370
    Crexendo, Inc.                                             100        245
*   CSG Systems International, Inc.                          2,509     54,219

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
    CTS Corp.                                                1,493 $ 15,900
*   Cymer, Inc.                                              3,336  349,479
#   Cypress Semiconductor Corp.                                781    7,880
    Daktronics, Inc.                                         2,912   29,091
*   Datalink Corp.                                           1,194   13,361
*   Dealertrack Technologies, Inc.                           2,832   78,871
    Dell, Inc.                                              10,202  136,707
*   Demand Media, Inc.                                       3,316   28,717
*   Dice Holdings, Inc.                                      4,814   40,630
#   Diebold, Inc.                                            3,600  105,444
*   Digi International, Inc.                                 1,926   17,565
    Digimarc Corp.                                             400    8,776
*   Digital River, Inc.                                      1,764   25,543
*   Diodes, Inc.                                             2,233   45,241
#   Dolby Laboratories, Inc. Class A                         3,196  104,989
*   Dot Hill Systems Corp.                                     817    1,234
*   DSP Group, Inc.                                          1,882   15,188
    DST Systems, Inc.                                        3,228  223,216
*   DTS, Inc.                                                1,197   20,086
*   Dynamics Research Corp.                                    600    3,504
    EarthLink, Inc.                                          5,823   33,133
*   eBay, Inc.                                               7,500  392,925
    Ebix, Inc.                                               3,114   57,952
*   Echelon Corp.                                            1,167    2,579
*   EchoStar Corp. Class A                                   3,056  120,009
    Electro Rent Corp.                                       1,600   26,512
    Electro Scientific Industries, Inc.                      1,665   17,949
#*  Electronic Arts, Inc.                                   12,950  228,049
*   Electronics for Imaging, Inc.                            3,949  105,517
    eMagin Corp.                                               200      714
*   EMC Corp.                                               22,950  514,768
#*  Emcore Corp.                                             1,542    6,739
*   Emulex Corp.                                             5,513   33,078
*   Entegris, Inc.                                          12,144  115,125
*   Entropic Communications, Inc.                            6,177   26,190
*   Envestnet, Inc.                                          1,539   28,041
    EPIQ Systems, Inc.                                       2,540   35,484
    ePlus, Inc.                                                624   28,380
#*  Equinix, Inc.                                              691  147,943
*   Euronet Worldwide, Inc.                                  4,699  143,460
*   Exar Corp.                                               4,206   45,341
*   ExlService Holdings, Inc.                                2,149   70,100
*   Extreme Networks                                         9,220   30,703
#*  F5 Networks, Inc.                                          800   61,144
*   Fabrinet                                                 1,800   24,714
#   FactSet Research Systems, Inc.                             434   40,826
    Fair Isaac Corp.                                         1,930   89,899
*   Fairchild Semiconductor International, Inc.              9,075  117,067
*   FalconStor Software, Inc.                                2,300    3,795
*   FARO Technologies, Inc.                                    900   34,911
    FEI Co.                                                  2,700  172,476
    Fidelity National Information Services, Inc.            10,207  429,204

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
#*  Finisar Corp.                                            4,800 $   61,632
#*  First Solar, Inc.                                        7,558    351,900
#*  Fiserv, Inc.                                             5,016    457,008
*   FleetCor Technologies, Inc.                              1,366    105,045
*   FormFactor, Inc.                                         3,515     17,399
    Forrester Research, Inc.                                 2,039     73,098
*   Fortinet, Inc.                                           3,600     64,656
    Frequency Electronics, Inc.                                400      4,008
#*  Gartner, Inc.                                              961     55,594
    Genpact, Ltd.                                            7,655    142,383
#   Global Payments, Inc.                                    4,327    200,773
*   Globecomm Systems, Inc.                                  1,706     20,899
*   Google, Inc. Class A                                     1,961  1,616,982
*   GSI Group, Inc.                                          2,146     18,327
*   GSI Technology, Inc.                                     1,600      9,984
#*  GT Advanced Technologies, Inc.                           5,500     21,615
*   Guidance Software, Inc.                                    500      5,260
    Hackett Group, Inc. (The)                                2,800     13,664
*   Harmonic, Inc.                                           8,032     45,622
#   Heartland Payment Systems, Inc.                          2,158     70,977
#   Hewlett-Packard Co.                                     37,184    765,990
*   Hittite Microwave Corp.                                  1,882    105,599
    IAC/InterActiveCorp                                      5,080    239,116
*   ID Systems, Inc.                                           100        540
#*  Identive Group, Inc.                                     2,492      2,367
*   IEC Electronics Corp.                                      450      2,592
*   iGATE Corp.                                              1,879     31,361
*   Imation Corp.                                            1,900      6,992
*   Immersion Corp.                                          1,700     18,003
#*  Infinera Corp.                                          10,687     89,985
#*  Informatica Corp.                                        1,169     38,495
*   Ingram Micro, Inc. Class A                              10,867    193,541
*   Innodata, Inc.                                             700      2,296
*   Inphi Corp.                                              2,200     20,702
*   Insight Enterprises, Inc.                                4,000     72,480
*   Integrated Device Technology, Inc.                      11,557     82,170
*   Integrated Silicon Solution, Inc.                        2,651     24,310
#   Intel Corp.                                             94,937  2,273,741
*   Interactive Intelligence Group, Inc.                       300     12,429
#   InterDigital, Inc.                                       3,147    139,758
*   Intermec, Inc.                                           3,175     31,242
*   Internap Network Services Corp.                          4,800     38,304
#   International Business Machines Corp.                    5,900  1,194,986
#*  International Rectifier Corp.                            4,929    104,544
    Intersil Corp. Class A                                   8,110     62,934
*   Intevac, Inc.                                            1,700      7,701
#   Intuit, Inc.                                             1,400     83,496
*   Ipass, Inc.                                              2,100      4,053
#   IPG Photonics Corp.                                      1,700    108,256
*   Itron, Inc.                                              2,865    113,597
*   Ixia                                                     6,453    106,281
    IXYS Corp.                                               2,328     21,092

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
#   j2 Global, Inc.                                          3,521 $  143,305
    Jabil Circuit, Inc.                                     17,015    302,867
#   Jack Henry & Associates, Inc.                            2,704    125,466
#*  JDS Uniphase Corp.                                      13,298    179,523
*   Juniper Networks, Inc.                                  26,677    441,504
*   Kemet Corp.                                              1,223      7,619
*   Key Tronic Corp.                                           700      7,910
    Keynote Systems, Inc.                                    1,040     11,658
*   KIT Digital, Inc.                                        2,138        652
#   KLA-Tencor Corp.                                         7,152    387,996
*   Kulicke & Soffa Industries, Inc.                         6,802     78,631
*   KVH Industries, Inc.                                       884     11,678
#*  Lam Research Corp.                                       7,408    342,398
*   Lattice Semiconductor Corp.                              7,554     35,126
    Lender Processing Services, Inc.                         3,100     85,994
    Lexmark International, Inc. Class A                      4,521    137,032
*   Limelight Networks, Inc.                                 7,507     14,489
#   Linear Technology Corp.                                  2,400     87,600
#*  LinkedIn Corp. Class A                                     700    134,463
*   Lionbridge Technologies, Inc.                            3,066     10,486
#*  Liquidity Services, Inc.                                   151      4,968
    Littelfuse, Inc.                                         2,023    141,246
*   LoJack Corp.                                             1,205      4,230
*   LSI Corp.                                               15,094     98,715
*   LTX-Credence Corp.                                       3,103     18,308
*   Magnachip Semiconductor Corp.                            1,521     24,397
*   Manhattan Associates, Inc.                                 800     56,168
    Marchex, Inc. Class B                                    1,400      5,782
*   Market Leader, Inc.                                        677      6,784
    Marvell Technology Group, Ltd.                          29,570    318,173
    Mastercard, Inc. Class A                                   500    276,465
#*  Mattersight Corp.                                          151        707
#   Maxim Integrated Products, Inc.                          7,707    238,378
    MAXIMUS, Inc.                                            1,400    111,566
*   MaxLinear, Inc. Class A                                  1,000      6,230
*   Measurement Specialties, Inc.                            1,165     49,827
*   MEMC Electronic Materials, Inc.                         20,188    109,015
*   MEMSIC, Inc.                                             1,034      4,208
    Mentor Graphics Corp.                                   10,265    187,439
    Mesa Laboratories, Inc.                                    256     12,636
    Methode Electronics, Inc.                                3,800     54,644
    Micrel, Inc.                                             4,040     40,642
#   Microchip Technology, Inc.                               7,441    271,001
*   Micron Technology, Inc.                                 46,607    439,038
#*  MICROS Systems, Inc.                                       847     35,921
*   Microsemi Corp.                                          8,079    168,043
#   Microsoft Corp.                                         47,798  1,582,114
#*  Mindspeed Technologies, Inc.                             2,100      4,809
    MKS Instruments, Inc.                                    4,261    114,493
    MOCON, Inc.                                                400      5,800
*   ModusLink Global Solutions, Inc.                         2,008      5,622
#   Molex, Inc.                                              3,631    100,107

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
    Molex, Inc. Class A                                      2,753 $ 64,172
*   MoneyGram International, Inc.                            1,187   19,597
    Monolithic Power Systems, Inc.                           3,036   73,228
    Monotype Imaging Holdings, Inc.                          3,218   74,625
#*  Monster Worldwide, Inc.                                  8,316   36,424
*   MoSys, Inc.                                              2,300   10,396
    Motorola Solutions, Inc.                                 1,708   97,698
*   Move, Inc.                                               2,346   26,768
    MTS Systems Corp.                                        1,176   71,677
*   Multi-Fineline Electronix, Inc.                          1,449   22,083
*   Nanometrics, Inc.                                        1,689   23,697
*   NAPCO Security Technologies, Inc.                          990    4,198
#   National Instruments Corp.                               3,256   88,986
*   NCI, Inc. Class A                                          397    1,675
*   NCR Corp.                                                1,700   46,359
*   NetApp, Inc.                                            12,233  426,809
*   NETGEAR, Inc.                                            2,872   85,557
*   Netscout Systems, Inc.                                   2,794   63,731
#*  NetSuite, Inc.                                             550   48,378
*   NeuStar, Inc. Class A                                    2,100   92,127
*   Newport Corp.                                            2,772   41,996
    NIC, Inc.                                                1,550   26,102
*   Novatel Wireless, Inc.                                   1,800    4,716
#*  Nuance Communications, Inc.                              7,400  140,896
*   Numerex Corp. Class A                                      800    8,256
#   NVIDIA Corp.                                            13,035  179,492
#*  Oclaro, Inc.                                             4,670    6,351
*   Official Payments Holdings, Inc.                           100      562
*   OmniVision Technologies, Inc.                            4,793   64,274
*   ON Semiconductor Corp.                                  27,651  217,337
*   Oplink Communications, Inc.                              2,074   34,055
    Oracle Corp.                                            23,558  772,231
*   OSI Systems, Inc.                                        1,600   91,680
*   PAR Technology Corp.                                       700    2,933
    Park Electrochemical Corp.                               1,965   46,905
#   Paychex, Inc.                                            2,768  100,783
    PC Connection, Inc.                                      1,700   26,248
    PC-Tel, Inc.                                               700    4,669
*   PCM, Inc.                                                  700    5,075
*   PDF Solutions, Inc.                                      1,700   29,087
    Perceptron, Inc.                                           800    5,592
*   Perficient, Inc.                                         3,179   33,316
*   Pericom Semiconductor Corp.                              1,840   11,886
*   Photronics, Inc.                                         6,520   51,443
*   Pixelworks, Inc.                                           300      690
*   Planar Systems, Inc.                                       131      224
    Plantronics, Inc.                                        3,100  135,842
*   Plexus Corp.                                             2,684   72,387
*   PLX Technology, Inc.                                     3,500   16,345
*   PMC - Sierra, Inc.                                      15,455   89,021
*   Polycom, Inc.                                            2,959   31,070
    Power Integrations, Inc.                                 2,218   91,847

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   Power-One, Inc.                                         10,374 $ 65,564
*   PRGX Global, Inc.                                        2,000   11,180
*   Progress Software Corp.                                  4,875  110,029
*   PROS Holdings, Inc.                                        933   24,183
#*  PTC, Inc.                                                4,100   98,441
#*  Pulse Electronics Corp.                                    922      301
    QAD, Inc. Class A                                          697    8,420
    QAD, Inc. Class B                                          160    1,683
*   QLogic Corp.                                             6,817   74,033
#   QUALCOMM, Inc.                                          10,854  668,823
#*  Quantum Corp.                                            4,896    7,001
*   QuinStreet, Inc.                                         2,573   16,827
#*  Rackspace Hosting, Inc.                                  1,600   77,120
*   Radisys Corp.                                            1,829    9,072
*   Rambus, Inc.                                             4,958   34,508
*   RealD, Inc.                                              3,135   46,931
*   RealNetworks, Inc.                                       2,452   18,880
*   Red Hat, Inc.                                            2,126  101,899
*   Reis, Inc.                                                 600    9,618
*   Responsys, Inc.                                            979    7,607
*   RF Micro Devices, Inc.                                  20,200  113,322
    Richardson Electronics, Ltd.                               900   10,557
    Rimage Corp.                                               800    7,208
#*  Riverbed Technology, Inc.                                1,715   25,485
*   Rofin-Sinar Technologies, Inc.                           1,841   45,841
*   Rogers Corp.                                             1,000   42,640
*   Rosetta Stone, Inc.                                      1,595   27,003
*   Rovi Corp.                                               1,300   30,407
#*  Rubicon Technology, Inc.                                 1,694   12,553
*   Rudolph Technologies, Inc.                               2,708   31,602
*   Saba Software, Inc.                                      1,400   12,740
#   SAIC, Inc.                                              25,972  388,022
#*  Salesforce.com, Inc.                                     2,400   98,664
*   SanDisk Corp.                                            7,794  408,717
*   Sanmina Corp.                                            5,915   74,647
*   Sapient Corp.                                            4,728   55,223
*   ScanSource, Inc.                                         1,900   55,043
*   Seachange International, Inc.                            3,525   38,282
    Seagate Technology P.L.C.                                3,600  132,120
*   Semtech Corp.                                            4,384  140,595
*   ShoreTel, Inc.                                           2,000    7,220
*   Sigma Designs, Inc.                                      2,476   11,786
*   Silicon Graphics International Corp.                     3,567   46,371
*   Silicon Image, Inc.                                      4,400   21,692
*   Silicon Laboratories, Inc.                               3,026  120,162
#*  Skyworks Solutions, Inc.                                 1,300   28,691
*   Smith Micro Software, Inc.                               2,100    2,940
*   SMTC Corp.                                               1,100    2,431
*   SolarWinds, Inc.                                         1,900   96,615
#   Solera Holdings, Inc.                                    1,000   57,580
*   Sonus Networks, Inc.                                    21,617   45,396
*   Spansion, Inc. Class A                                   5,831   75,745

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   Spark Networks, Inc.                                     1,000 $  6,820
#*  SS&C Technologies Holdings, Inc.                         6,300  193,347
*   Stamps.com, Inc.                                           821   27,783
*   StarTek, Inc.                                              700    4,851
#*  STEC, Inc.                                               3,428   12,444
#*  Stratasys, Ltd.                                            400   33,220
#*  SunPower Corp.                                           6,203   84,299
*   Super Micro Computer, Inc.                               2,560   24,627
    Supertex, Inc.                                             628   13,238
*   support.com, Inc.                                        2,850   11,372
*   Sykes Enterprises, Inc.                                  3,417   52,588
*   Symantec Corp.                                           9,402  228,469
*   Symmetricom, Inc.                                        3,136   16,307
*   Synaptics, Inc.                                          2,000   82,460
*   SYNNEX Corp.                                             2,949  102,035
#*  Synopsys, Inc.                                           5,017  178,455
    Syntel, Inc.                                             1,200   75,804
#*  Take-Two Interactive Software, Inc.                      8,217  125,391
    TE Connectivity, Ltd.                                    5,500  239,525
*   Tech Data Corp.                                          3,121  145,844
*   TechTarget, Inc.                                         2,212    9,821
*   TeleCommunication Systems, Inc. Class A                  1,125    2,171
*   Telenav, Inc.                                            2,000   10,480
*   TeleTech Holdings, Inc.                                  3,253   69,256
    Tellabs, Inc.                                           20,300   42,021
    Telular Corp.                                            1,709   21,824
#*  Teradata Corp.                                           1,850   94,479
#*  Teradyne, Inc.                                          12,646  207,900
    Tessco Technologies, Inc.                                  672   13,736
    Tessera Technologies, Inc.                               3,970   80,869
#   Texas Instruments, Inc.                                 11,900  430,899
#*  TIBCO Software, Inc.                                     1,804   35,016
    Total System Services, Inc.                              4,241  100,172
    Transact Technologies, Inc.                                400    3,004
#*  Trimble Navigation, Ltd.                                 2,600   74,724
*   TriQuint Semiconductor, Inc.                             8,373   48,898
*   TTM Technologies, Inc.                                   2,400   17,352
*   Tyler Technologies, Inc.                                 1,000   63,240
*   Ultimate Software Group, Inc.                              591   57,085
*   Ultra Clean Holdings                                     1,300    8,138
*   Ultratech, Inc.                                          1,800   53,046
*   Unisys Corp.                                             1,788   34,204
    United Online, Inc.                                      9,058   61,594
*   Unwired Planet, Inc.                                     2,994    5,928
*   ValueClick, Inc.                                         4,366  134,735
*   Veeco Instruments, Inc.                                  3,244  123,499
#*  VeriFone Systems, Inc.                                   5,673  121,856
*   Verint Systems, Inc.                                     1,696   56,036
#*  VeriSign, Inc.                                           1,800   82,926
#*  ViaSat, Inc.                                             2,399  116,280
*   Viasystems Group, Inc.                                     804   10,227
*   Virtusa Corp.                                            2,900   64,409

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
#   Visa, Inc. Class A                                       3,850 $   648,571
*   Vishay Intertechnology, Inc.                            11,707     164,366
*   Vishay Precision Group, Inc.                               793      11,364
#*  VistaPrint NV                                            1,285      52,428
#*  VMware, Inc. Class A                                       400      28,200
*   Volterra Semiconductor Corp.                             1,519      19,762
    Wayside Technology Group, Inc.                             200       2,398
*   Web.com Group, Inc.                                      3,410      59,334
*   WebMD Health Corp.                                       1,731      41,804
*   Websense, Inc.                                           1,414      25,226
*   Westell Technologies, Inc. Class A                       2,172       4,257
    Western Digital Corp.                                    9,737     538,261
#   Western Union Co. (The)                                  2,500      37,025
*   WEX, Inc.                                                1,336     101,242
    Xilinx, Inc.                                             8,950     339,294
*   XO Group, Inc.                                           2,465      27,756
    Xyratex, Ltd.                                            2,100      22,428
*   Yahoo!, Inc.                                            30,099     744,348
*   Zebra Technologies Corp. Class A                         3,749     174,891
*   Zix Corp.                                                3,419      12,855
*   Zygo Corp.                                               1,500      22,440
#*  Zynga, Inc. Class A                                     51,100     163,009
                                                                   -----------
Total Information Technology                                        47,823,807
                                                                   -----------
Materials -- (4.3%)
    A Schulman, Inc.                                         2,365      61,419
*   AEP Industries, Inc.                                       575      44,333
    Air Products & Chemicals, Inc.                           2,400     208,704
#   Airgas, Inc.                                             2,643     255,446
#   Albemarle Corp.                                          2,820     172,725
#   Alcoa, Inc.                                             49,187     418,089
#   Allegheny Technologies, Inc.                             9,250     249,565
#*  Allied Nevada Gold Corp.                                 1,571      16,810
#*  AM Castle & Co.                                          1,581      27,383
    AMCOL International Corp.                                2,051      63,109
*   American Pacific Corp.                                     300       7,353
    American Vanguard Corp.                                  2,100      60,564
#   Aptargroup, Inc.                                         3,752     210,487
*   Arabian American Development Co.                         1,000       7,610
    Ashland, Inc.                                            4,433     377,736
    Axiall Corp.                                             3,908     204,975
    Ball Corp.                                               1,570      69,268
#   Bemis Co., Inc.                                          5,900     232,165
    Boise, Inc.                                              8,601      68,722
    Buckeye Technologies, Inc.                               3,715     139,647
    Cabot Corp.                                              4,342     163,086
*   Calgon Carbon Corp.                                      4,433      75,538
#   Carpenter Technology Corp.                               3,000     134,880
*   Century Aluminum Co.                                     6,997      57,096
#   CF Industries Holdings, Inc.                               826     154,057
    Chase Corp.                                                400       7,760
*   Chemtura Corp.                                           8,402     178,627

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
*   Clearwater Paper Corp.                                   1,919 $ 88,312
#   Cliffs Natural Resources, Inc.                           1,900   40,546
*   Coeur d'Alene Mines Corp.                                8,300  126,492
    Commercial Metals Co.                                   10,921  159,665
#   Compass Minerals International, Inc.                     1,100   95,194
*   Contango ORE, Inc.                                          20      172
*   Core Molding Technologies, Inc.                            283    2,522
#*  Crown Holdings, Inc.                                     1,400   59,752
    Cytec Industries, Inc.                                   3,900  284,154
    Deltic Timber Corp.                                        681   42,549
    Domtar Corp.                                             2,479  172,315
    Dow Chemical Co. (The)                                  26,025  882,508
    Eagle Materials, Inc.                                    2,300  155,825
#   Ecolab, Inc.                                             1,956  165,517
#   EI du Pont de Nemours & Co.                              5,800  316,158
*   Ferro Corp.                                              1,600   11,264
#*  Flotek Industries, Inc.                                  1,900   30,476
#   FMC Corp.                                                1,400   84,980
#   Freeport-McMoRan Copper & Gold, Inc.                    24,415  742,948
    Friedman Industries, Inc.                                  400    3,808
    FutureFuel Corp.                                           543    6,652
*   General Moly, Inc.                                       6,663   12,393
    Globe Specialty Metals, Inc.                             5,004   65,352
*   Golden Minerals Co.                                        900    1,638
*   Graphic Packaging Holding Co.                           23,446  176,314
#   Greif, Inc. Class A                                      1,400   67,438
#   Greif, Inc. Class B                                        870   45,057
    Hawkins, Inc.                                              817   30,384
    Haynes International, Inc.                                 794   38,596
    HB Fuller Co.                                            4,005  151,790
*   Headwaters, Inc.                                         3,100   33,666
    Hecla Mining Co.                                        24,464   83,178
*   Horsehead Holding Corp.                                  3,150   33,705
    Huntsman Corp.                                          16,404  309,379
    Innophos Holdings, Inc.                                  1,905   97,746
    Innospec, Inc.                                           2,074   91,277
#   International Flavors & Fragrances, Inc.                   900   69,471
    International Paper Co.                                 11,602  545,062
    Intrepid Potash, Inc.                                    5,959  109,705
    Kaiser Aluminum Corp.                                    1,125   70,875
    KapStone Paper and Packaging Corp.                       4,231  125,153
    KMG Chemicals, Inc.                                        783   14,376
    Koppers Holdings, Inc.                                     800   35,128
*   Kraton Performance Polymers, Inc.                        1,406   31,930
#   Kronos Worldwide, Inc.                                   4,154   73,443
*   Landec Corp.                                             2,183   29,274
*   Louisiana-Pacific Corp.                                 11,287  204,520
*   LSB Industries, Inc.                                     1,632   53,301
    LyondellBasell Industries NV Class A                     4,082  247,777
#   Martin Marietta Materials, Inc.                          2,100  212,079
    Materion Corp.                                           1,400   37,086
#*  McEwen Mining, Inc.                                      4,528   10,550

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
    MeadWestvaco Corp.                                       7,186 $247,773
*   Mercer International, Inc.                               2,433   15,304
    Minerals Technologies, Inc.                              3,638  147,812
#*  Molycorp, Inc.                                             470    2,745
#   Mosaic Co. (The)                                         7,855  483,789
    Myers Industries, Inc.                                   3,823   56,657
    Neenah Paper, Inc.                                       1,808   51,998
#   NewMarket Corp.                                            300   80,610
    Newmont Mining Corp.                                    12,455  403,542
    Noranda Aluminum Holding Corp.                           2,983   11,365
#   Nucor Corp.                                             12,460  543,505
    Olin Corp.                                               5,934  143,425
    Olympic Steel, Inc.                                        600   12,000
*   OM Group, Inc.                                           1,766   43,214
*   OMNOVA Solutions, Inc.                                   5,202   34,697
#*  Owens-Illinois, Inc.                                     8,549  224,668
    Packaging Corp. of America                               5,569  264,862
*   Penford Corp.                                              590    6,490
    PH Glatfelter Co.                                        2,300   55,200
    PolyOne Corp.                                            6,173  139,078
#   PPG Industries, Inc.                                       666   97,995
    Praxair, Inc.                                            1,500  171,450
    Quaker Chemical Corp.                                    1,000   61,720
    Reliance Steel & Aluminum Co.                            4,305  280,126
    Rock Tenn Co. Class A                                    3,440  344,482
    Rockwood Holdings, Inc.                                  4,389  284,802
#   Royal Gold, Inc.                                         2,400  133,392
#   RPM International, Inc.                                  4,569  148,036
*   RTI International Metals, Inc.                           3,057   88,714
    Schnitzer Steel Industries, Inc. Class A                 2,300   56,419
#   Scotts Miracle-Gro Co. (The) Class A                     1,100   49,885
    Sealed Air Corp.                                        10,669  235,998
    Sensient Technologies Corp.                              4,178  164,404
    Sherwin-Williams Co. (The)                                 500   91,555
    Silgan Holdings, Inc.                                    2,100  100,527
#   Sonoco Products Co.                                      5,742  201,200
#   Southern Copper Corp.                                      812   27,064
    Steel Dynamics, Inc.                                    18,768  282,271
    Stepan Co.                                               1,652   94,065
*   Stillwater Mining Co.                                   10,155  126,328
*   SunCoke Energy, Inc.                                     5,065   76,633
#*  Texas Industries, Inc.                                   2,079  132,391
*   United States Lime & Minerals, Inc.                        400   18,472
#   United States Steel Corp.                               11,099  197,562
*   Universal Stainless & Alloy Products, Inc.                 500   17,480
#   US Silica Holdings, Inc.                                 1,011   20,655
    Valspar Corp. (The)                                      1,101   70,266
    Vulcan Materials Co.                                     5,800  289,304
#   Walter Energy, Inc.                                        550    9,856
    Wausau Paper Corp.                                       4,000   40,720
    Westlake Chemical Corp.                                  3,155  262,307
    Worthington Industries, Inc.                             6,391  205,662

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                      SHARES    VALUE+
                                                      ------- -----------
Materials -- (Continued)
*     WR Grace & Co.                                      800 $    61,688
      Zep, Inc.                                         1,294      19,669
*     Zoltek Cos., Inc.                                 2,600      34,346
                                                              -----------
Total Materials                                                17,712,784
                                                              -----------
Other -- (0.0%)
(o)*  Gerber Scientific, Inc. Escrow Shares             1,200          --
                                                              -----------
Telecommunication Services -- (2.3%)
      Alteva                                              100       1,042
#     AT&T, Inc.                                      136,086   5,097,782
      Atlantic Tele-Network, Inc.                       1,279      64,935
#*    Boingo Wireless, Inc.                               638       3,975
*     Cbeyond, Inc.                                     2,307      20,255
#     CenturyLink, Inc.                                13,736     516,062
*     Cincinnati Bell, Inc.                            10,767      37,900
      Consolidated Communications Holdings, Inc.        2,275      41,928
*     Crown Castle International Corp.                  1,500     115,500
#     Frontier Communications Corp.                    34,815     144,830
*     General Communication, Inc. Class A               4,100      39,811
      HickoryTech Corp.                                 1,100      11,308
      IDT Corp. Class B                                   901      13,326
#*    Iridium Communications, Inc.                      4,837      32,456
#*    Leap Wireless International, Inc.                 1,200       6,864
#*    Level 3 Communications, Inc.                      1,696      34,140
      Lumos Networks Corp.                                900      12,141
*     MetroPCS Communications, Inc.                    13,411     158,786
      Neutral Tandem, Inc.                              2,493       7,429
#*    NII Holdings, Inc.                                4,601      40,029
*     ORBCOMM, Inc.                                     2,750      13,008
*     Premiere Global Services, Inc.                    4,670      52,444
      Primus Telecommunications Group, Inc.               936      11,766
#*    SBA Communications Corp. Class A                  1,500     118,485
      Shenandoah Telecommunications Co.                 1,444      23,667
#*    Sprint Nextel Corp.                             134,400     947,520
      Telephone & Data Systems, Inc.                    6,622     148,598
#*    tw telecom, Inc.                                  2,850      77,178
*     United States Cellular Corp.                        700      26,908
      USA Mobility, Inc.                                1,798      24,399
#     Verizon Communications, Inc.                     32,875   1,772,291
*     Vonage Holdings Corp.                             3,847      11,733
#     Windstream Corp.                                 13,058     111,254
                                                              -----------
Total Telecommunication Services                                9,739,750
                                                              -----------
Utilities -- (2.0%)
#     AES Corp.                                         9,591     132,931
#     AGL Resources, Inc.                               1,319      57,838
      ALLETE, Inc.                                      1,900      97,565
#     Alliant Energy Corp.                              1,175      62,874
#     Ameren Corp.                                      2,459      89,139
      American Electric Power Co., Inc.                 2,611     134,284
      American States Water Co.                         1,100      61,028

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Utilities -- (Continued)
    American Water Works Co., Inc.                           1,982 $ 83,006
#   Aqua America, Inc.                                       3,100   98,363
    Artesian Resources Corp. Class A                           400    9,428
    Atmos Energy Corp.                                       2,552  113,232
    Avista Corp.                                             2,922   81,962
    Black Hills Corp.                                        2,648  124,165
*   Cadiz, Inc.                                                300    1,767
    California Water Service Group                           2,200   44,110
#*  Calpine Corp.                                           15,318  332,860
#   CenterPoint Energy, Inc.                                 4,900  120,932
    CH Energy Group, Inc.                                      700   45,479
    Chesapeake Utilities Corp.                                 500   26,680
    Cleco Corp.                                              1,772   87,749
#   CMS Energy Corp.                                         3,000   89,820
    Connecticut Water Service, Inc.                            800   22,784
    Consolidated Edison, Inc.                                1,605  102,158
    Consolidated Water Co., Ltd.                               959    9,561
    Delta Natural Gas Co., Inc.                                 91    1,973
#   Dominion Resources, Inc.                                 3,119  192,380
#   DTE Energy Co.                                           1,900  138,472
    Duke Energy Corp.                                        3,657  275,006
*   Dynegy, Inc.                                             3,200   79,072
#   Edison International                                     1,785   96,033
    El Paso Electric Co.                                     1,900   71,174
    Empire District Electric Co. (The)                       2,396   55,276
    Entergy Corp.                                              800   56,984
#   Exelon Corp.                                             4,581  171,833
#   FirstEnergy Corp.                                        2,100   97,860
    Gas Natural, Inc.                                          700    7,231
    Genie Energy, Ltd. Class B                               1,601   17,259
    Great Plains Energy, Inc.                                3,360   81,077
#   Hawaiian Electric Industries, Inc.                       2,699   76,382
    IDACORP, Inc.                                            1,400   68,894
#   Integrys Energy Group, Inc.                                800   49,248
#   ITC Holdings Corp.                                       1,430  131,875
#   Laclede Group, Inc. (The)                                1,200   56,052
#   MDU Resources Group, Inc.                                2,781   69,386
    MGE Energy, Inc.                                         1,009   56,353
    Middlesex Water Co.                                        748   14,668
#   National Fuel Gas Co.                                      800   50,176
    New Jersey Resources Corp.                               2,000   94,400
    NextEra Energy, Inc.                                     2,400  196,872
#   NiSource, Inc.                                           3,233   99,350
    Northeast Utilities                                      2,456  111,331
#   Northwest Natural Gas Co.                                  977   43,447
    NorthWestern Corp.                                       1,782   76,662
    NRG Energy, Inc.                                        16,562  461,583
    NV Energy, Inc.                                          2,500   54,075
#   OGE Energy Corp.                                         1,000   72,430
#   ONEOK, Inc.                                              6,530  335,381
    Ormat Technologies, Inc.                                 2,600   56,524
    Otter Tail Corp.                                         1,811   56,503

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Utilities -- (Continued)
#     Pepco Holdings, Inc.                                   2,300 $     51,980
#     PG&E Corp.                                             2,267      109,814
      Piedmont Natural Gas Co., Inc.                         1,936       66,656
#     Pinnacle West Capital Corp.                            1,600       97,440
      PNM Resources, Inc.                                    3,300       79,233
      Portland General Electric Co.                          3,000       96,750
#     PPL Corp.                                              3,208      107,083
#     Public Service Enterprise Group, Inc.                  2,709       99,177
      Questar Corp.                                          4,747      120,526
      RGC Resources, Inc.                                      100        1,999
#     SCANA Corp.                                            1,500       81,300
      Sempra Energy                                          1,333      110,439
      SJW Corp.                                              1,148       29,113
      South Jersey Industries, Inc.                          1,886      116,366
#     Southern Co. (The)                                     4,958      239,124
      Southwest Gas Corp.                                    1,600       81,072
#     TECO Energy, Inc.                                      5,300      101,389
      UGI Corp.                                              8,840      362,263
      UIL Holdings Corp.                                     3,090      128,668
      Unitil Corp.                                             895       27,127
      UNS Energy Corp.                                       1,844       93,970
#     Vectren Corp.                                          2,548       95,703
#     Westar Energy, Inc.                                    2,993      104,635
      WGL Holdings, Inc.                                     1,414       65,355
#     Wisconsin Energy Corp.                                 2,570      115,496
      Xcel Energy, Inc.                                      2,445       77,727
      York Water Co.                                           462        8,663
                                                                   ------------
Total Utilities                                                       8,272,005
                                                                   ------------
TOTAL COMMON STOCKS                                                 313,400,592
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*  CVR Energy, Inc. Contingent Value Rights               4,700           --
(o)*  Fieldpoint Petroleum Corp. Warrants 03/23/18              52           36
(o)*  United Community Financial Corp. Rights                2,400          183
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                       219
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves           822,360      822,360
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)
                                                         ---------
SECURITIES LENDING COLLATERAL -- (24.6%)
(S)@  DFA Short Term Investment Fund                     8,857,572  102,482,105
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $346,912,116)                  $416,705,276
                                                                   ============

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES   VALUE+
                                                            ------ ----------
COMMON STOCKS -- (73.4%)

Consumer Discretionary -- (10.3%)
*   1-800-Flowers.com, Inc. Class A                           900  $    5,337
    Aaron's, Inc.                                           3,200      91,872
#   Abercrombie & Fitch Co. Class A                         2,903     143,873
    Advance Auto Parts, Inc.                                  400      33,552
#*  Aeropostale, Inc.                                       1,900      27,854
*   AFC Enterprises, Inc.                                     127       4,049
    AH Belo Corp. Class A                                     200       1,160
*   Amazon.com, Inc.                                        4,437   1,126,155
*   AMC Networks, Inc. Class A                              2,397     151,035
*   America's Car-Mart, Inc.                                  200       9,254
#*  American Apparel, Inc.                                  1,450       2,799
#   American Eagle Outfitters, Inc.                         5,331     103,688
#*  American Public Education, Inc.                           300      10,059
    Ameristar Casinos, Inc.                                   434      11,453
*   ANN, Inc.                                               1,272      37,575
#*  Apollo Group, Inc. Class A                              1,100      20,207
    Arbitron, Inc.                                            600      28,014
*   Arctic Cat, Inc.                                          500      22,495
*   Asbury Automotive Group, Inc.                             971      38,927
*   Ascena Retail Group, Inc.                               2,600      48,100
*   Ascent Capital Group, Inc. Class A                        600      39,894
    Autoliv, Inc.                                           2,197     167,895
*   AutoNation, Inc.                                        2,800     127,428
#*  Bally Technologies, Inc.                                  400      21,312
#*  Barnes & Noble, Inc.                                    1,893      34,320
    Bassett Furniture Industries, Inc.                        500       7,015
    bebe stores, Inc.                                       1,927      10,907
#*  Bed Bath & Beyond, Inc.                                   600      41,280
    Belo Corp. Class A                                      4,422      47,404
#   Best Buy Co., Inc.                                      9,747     253,325
    Big 5 Sporting Goods Corp.                                421       7,073
#*  Big Lots, Inc.                                          3,000     109,260
#*  BJ's Restaurants, Inc.                                    200       6,860
#   Blyth, Inc.                                               400       6,592
    Bob Evans Farms, Inc.                                     500      21,670
*   Books-A-Million, Inc.                                     300         780
#*  BorgWarner, Inc.                                        2,900     226,693
*   Bridgepoint Education, Inc.                             1,198      12,914
#   Brinker International, Inc.                               500      19,450
*   Brookfield Residential Properties, Inc.                   688      16,436
    Brown Shoe Co., Inc.                                      800      13,528
    Brunswick Corp.                                         1,365      43,216
#   Buckle, Inc. (The)                                        733      35,587
#*  Buffalo Wild Wings, Inc.                                  200      18,000
*   Build-A-Bear Workshop, Inc.                               500       2,535
*   Cabela's, Inc.                                          1,600     102,720
*   Cache, Inc.                                               271       1,035
    Callaway Golf Co.                                       2,913      19,517
*   Cambium Learning Group, Inc.                              900         873
*   Capella Education Co.                                     200       7,084
#*  CarMax, Inc.                                            3,498     161,048

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
*   Carmike Cinemas, Inc.                                      400 $    7,024
    Carriage Services, Inc.                                    182      3,183
*   Carrols Restaurant Group, Inc.                             100        475
*   Carter's, Inc.                                           1,900    124,241
    Cato Corp. (The) Class A                                   720     17,287
*   Cavco Industries, Inc.                                     300     13,686
    CBS Corp. Class A                                          300     13,752
    CBS Corp. Class B                                        5,410    247,670
    CEC Entertainment, Inc.                                    200      6,674
*   Central European Media Enterprises, Ltd. Class A         2,252      8,332
#*  Charter Communications, Inc. Class A                       513     51,680
#   Cheesecake Factory, Inc. (The)                             900     35,838
#   Chico's FAS, Inc.                                        5,413     98,896
*   Children's Place Retail Stores, Inc. (The)                 400     19,568
#*  Chipotle Mexican Grill, Inc.                               500    181,595
#   Choice Hotels International, Inc.                          800     31,248
*   Christopher & Banks Corp.                                  600      4,170
    Churchill Downs, Inc.                                      195     14,910
    Cinemark Holdings, Inc.                                  4,200    129,738
*   Citi Trends, Inc.                                          400      4,708
*   Clear Channel Outdoor Holdings, Inc. Class A             2,200     15,906
#   Coach, Inc.                                              1,500     88,290
#*  Coinstar, Inc.                                           1,100     58,091
#*  Coldwater Creek, Inc.                                      290      1,035
    Collectors Universe                                        299      3,561
    Columbia Sportswear Co.                                  1,300     76,180
    Comcast Corp. Class A                                   31,128  1,285,586
    Comcast Corp. Special Class A                            7,800    306,462
*   Conn's, Inc.                                             1,044     45,216
    Cooper Tire & Rubber Co.                                 1,175     29,246
    Core-Mark Holding Co., Inc.                                250     13,010
    Cracker Barrel Old Country Store, Inc.                     436     36,075
*   Crocs, Inc.                                              2,687     43,046
    CSS Industries, Inc.                                       242      6,936
    CTC Media, Inc.                                          5,082     63,474
    Culp, Inc.                                                 400      6,496
*   Cumulus Media, Inc. Class A                              1,098      3,503
    Dana Holding Corp.                                       1,977     34,103
#   Darden Restaurants, Inc.                                 2,100    108,423
#*  Deckers Outdoor Corp.                                    1,100     60,632
*   dELiA*s, Inc.                                              400        264
    Delphi Automotive P.L.C.                                 2,900    134,009
*   Delta Apparel, Inc.                                        231      3,091
    Destination Maternity Corp.                                400      9,500
*   Destination XL Group, Inc.                                 900      4,482
#   DeVry, Inc.                                                499     13,977
#   Dick's Sporting Goods, Inc.                                600     28,860
    Dillard's, Inc. Class A                                  1,493    123,038
    DineEquity, Inc.                                           300     21,372
*   DIRECTV                                                  4,385    248,016
*   Discovery Communications, Inc.                           2,074    147,026
#*  Discovery Communications, Inc. Class A                   1,400    110,348

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
    DISH Network Corp. Class A                               1,900 $ 74,461
#*  Dollar General Corp.                                     1,100   57,299
*   Dollar Tree, Inc.                                        2,400  114,144
    Domino's Pizza, Inc.                                       700   38,640
    Dorman Products, Inc.                                      526   19,851
#   DR Horton, Inc.                                         11,461  298,903
*   DreamWorks Animation SKG, Inc. Class A                   3,248   62,621
    Drew Industries, Inc.                                      400   14,440
#   DSW, Inc. Class A                                        1,035   68,434
#   Dunkin' Brands Group, Inc.                               2,900  112,549
*   Education Management Corp.                                  49      278
    Einstein Noah Restaurant Group, Inc.                       414    5,966
*   Emerson Radio Corp.                                        900    1,440
*   Entercom Communications Corp. Class A                    1,037    8,203
#   Ethan Allen Interiors, Inc.                                979   28,665
*   EW Scripps Co. Class A                                   1,807   25,099
    Expedia, Inc.                                            1,582   88,339
*   Express, Inc.                                            1,320   24,037
#   Family Dollar Stores, Inc.                               1,000   61,370
*   Federal-Mogul Corp.                                      2,329   17,421
*   Fiesta Restaurant Group, Inc.                              521   14,202
*   Fifth & Pacific Cos., Inc.                               5,827  120,153
    Finish Line, Inc. (The) Class A                          1,300   25,207
    Fisher Communications, Inc.                                400   16,568
    Foot Locker, Inc.                                        4,651  162,180
#   Ford Motor Co.                                          28,200  386,622
*   Fossil, Inc.                                             1,049  102,928
    Fred's, Inc. Class A                                       874   12,437
*   Furniture Brands International, Inc.                       400      440
*   G-III Apparel Group, Ltd.                                  713   28,991
*   Gaiam, Inc. Class A                                        700    3,073
    Gaming Partners International Corp.                        100      864
#   Gannett Co., Inc.                                        7,622  153,660
    Gap, Inc. (The)                                          7,581  288,002
#   Garmin, Ltd.                                             3,700  129,796
*   Geeknet, Inc.                                               50      654
#*  General Motors Co.                                       9,600  296,064
*   Genesco, Inc.                                              400   24,620
#   Gentex Corp.                                             2,500   56,250
*   Gentherm, Inc.                                             600    9,138
#*  Global Sources, Ltd.                                       569    3,881
    GNC Holdings, Inc. Class A                                 557   25,249
#*  Goodyear Tire & Rubber Co. (The)                         3,100   38,734
*   Gordmans Stores, Inc.                                      317    3,576
*   Grand Canyon Education, Inc.                               503   12,862
*   Gray Television, Inc.                                    2,313   14,688
    Group 1 Automotive, Inc.                                   800   48,384
#*  Groupon, Inc.                                           17,800  108,580
#   Guess?, Inc.                                             2,614   72,356
#   H&R Block, Inc.                                          2,460   68,240
#*  Hanesbrands, Inc.                                        4,273  214,334
    Harley-Davidson, Inc.                                    2,681  146,517

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#   Harman International Industries, Inc.                      976 $ 43,637
    Harte-Hanks, Inc.                                        1,956   15,511
#   Hasbro, Inc.                                             3,114  147,510
    Haverty Furniture Cos., Inc.                               300    7,134
*   Helen of Troy, Ltd.                                      1,346   46,948
#*  Hibbett Sports, Inc.                                       200   10,970
    Hillenbrand, Inc.                                          840   21,109
    Hooker Furniture Corp.                                     300    5,187
    Hot Topic, Inc.                                            800   11,160
    HSN, Inc.                                                1,155   60,730
*   Hyatt Hotels Corp. Class A                               1,252   53,435
*   Iconix Brand Group, Inc.                                 3,188   91,336
    International Speedway Corp. Class A                       400   13,148
#   Interpublic Group of Cos., Inc. (The)                    8,900  123,176
    Interval Leisure Group, Inc.                               671   12,789
#*  iRobot Corp.                                               463   13,469
*   Isle of Capri Casinos, Inc.                                339    2,597
#*  ITT Educational Services, Inc.                             500    9,155
*   Jack in the Box, Inc.                                      460   16,491
    JAKKS Pacific, Inc.                                        496    5,411
*   Jarden Corp.                                               750   33,757
#   JC Penney Co., Inc.                                      8,024  131,754
#   John Wiley & Sons, Inc. Class A                          1,600   61,072
    Johnson Controls, Inc.                                  10,887  381,154
    Jones Group, Inc. (The)                                  4,566   63,924
#*  Jos A Bank Clothiers, Inc.                                 600   26,208
*   Journal Communications, Inc. Class A                     1,300    8,853
*   K-Swiss, Inc. Class A                                      328    1,555
#   KB Home                                                  3,690   83,173
*   Kid Brands, Inc.                                           500      565
*   Kirkland's, Inc.                                           500    6,030
    Kohl's Corp.                                             5,781  272,054
#   L Brands, Inc.                                           4,900  247,009
    La-Z-Boy, Inc.                                           2,044   36,915
*   Lamar Advertising Co. Class A                            2,762  129,317
    Las Vegas Sands Corp.                                    3,041  171,056
#*  LeapFrog Enterprises, Inc.                               1,600   14,304
#   Lear Corp.                                               1,813  104,755
*   Lee Enterprises, Inc.                                    1,000    1,440
#   Leggett & Platt, Inc.                                    5,817  187,540
#   Lennar Corp. Class A                                     5,400  222,588
    Lennar Corp. Class B                                     1,600   52,176
*   Libbey, Inc.                                               300    5,811
#*  Liberty Global, Inc. Class A                             1,807  130,773
#*  Liberty Global, Inc. Series C                            2,901  196,253
*   Liberty Interactive Corp. Class A                       16,483  350,923
*   Liberty Media Corp. Class A                              4,635  532,469
*   Liberty Media Corp. Class B                                 17    1,947
*   Liberty Ventures Series A                                  774   56,866
#*  Life Time Fitness, Inc.                                    700   32,326
    Lifetime Brands, Inc.                                      500    6,750
*   LIN TV Corp. Class A                                     1,100   13,541

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#*  Lions Gate Entertainment Corp.                              72 $  1,786
    Lithia Motors, Inc. Class A                                900   44,568
*   Live Nation Entertainment, Inc.                          8,415  106,281
#*  LKQ Corp.                                                8,810  212,145
    Loral Space & Communications, Inc.                         620   38,142
    Lowe's Cos., Inc.                                       12,513  480,749
#*  Lululemon Athletica, Inc.                                1,667  126,909
#*  Lumber Liquidators Holdings, Inc.                          394   32,292
*   M/I Homes, Inc.                                            700   17,220
    Mac-Gray Corp.                                             400    5,180
    Macy's, Inc.                                             9,700  432,620
*   Madison Square Garden Co. (The) Class A                  2,582  155,617
*   Maidenform Brands, Inc.                                    723   13,014
    Marcus Corp.                                               300    3,852
    Marine Products Corp.                                      700    5,061
*   MarineMax, Inc.                                            700    8,113
#   Marriott International, Inc. Class A                     7,025  302,496
*   Marriott Vacations Worldwide Corp.                         496   22,558
*   Martha Stewart Living Omnimedia Class A                    700    1,729
#   Mattel, Inc.                                             4,087  186,612
#*  McClatchy Co. (The) Class A                              2,425    5,602
#   McDonald's Corp.                                         4,200  428,988
    MDC Holdings, Inc.                                         618   23,237
*   Media General, Inc. Class A                                600    4,920
    Men's Wearhouse, Inc. (The)                              2,900   97,150
#   Meredith Corp.                                           1,642   63,742
*   Meritage Homes Corp.                                     1,100   53,669
#*  MGM Resorts International                               21,410  302,309
*   Mohawk Industries, Inc.                                  3,800  421,344
#   Monro Muffler Brake, Inc.                                1,075   44,462
#   Morningstar, Inc.                                        1,663  109,775
*   Motorcar Parts of America, Inc.                            440    2,631
    Movado Group, Inc.                                         805   24,343
    NACCO Industries, Inc. Class A                             300   17,406
*   Nathan's Famous, Inc.                                      200    8,930
    National CineMedia, Inc.                                 2,017   32,756
*   Nautilus, Inc.                                             913    6,281
*   Navarre Corp.                                              595    1,452
#*  Netflix, Inc.                                              400   86,428
*   New York & Co., Inc.                                     1,300    5,798
*   New York Times Co. (The) Class A                         6,900   61,134
    Newell Rubbermaid, Inc.                                  5,578  146,925
#   News Corp. Class A                                      30,924  957,716
#   News Corp. Class B                                       8,700  270,744
    Nexstar Broadcasting Group, Inc. Class A                 1,069   26,030
    NIKE, Inc.                                              10,988  698,837
#   Nordstrom, Inc.                                          2,800  158,452
    Nutrisystem, Inc.                                          400    3,240
#*  NVR, Inc.                                                  200  206,000
*   O'Reilly Automotive, Inc.                                1,133  121,594
*   Office Depot, Inc.                                      17,901   69,098
    OfficeMax, Inc.                                          2,301   26,485

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#   Omnicom Group, Inc.                                     3,867  $231,131
#*  Orbitz Worldwide, Inc.                                  1,593     9,526
#*  Orchard Supply Hardware Stores Corp. Class A               76       150
*   Orient-Express Hotels, Ltd. Class A                     1,409    14,231
    Outdoor Channel Holdings, Inc.                            500     4,375
#*  Overstock.com, Inc.                                       299     6,219
    Oxford Industries, Inc.                                   600    35,478
#*  Pacific Sunwear of California, Inc.                     1,600     4,400
#*  Pandora Media, Inc.                                     1,169    16,284
#*  Panera Bread Co. Class A                                  200    35,446
*   Papa John's International, Inc.                           147     9,261
#*  Penn National Gaming, Inc.                              1,120    65,576
    Penske Automotive Group, Inc.                           2,300    71,116
*   Pep Boys-Manny Moe & Jack (The)                         1,600    18,560
    Perry Ellis International, Inc.                           600    10,542
#   PetMed Express, Inc.                                      500     6,250
#   PetSmart, Inc.                                          1,100    75,064
#   Pier 1 Imports, Inc.                                    2,000    46,420
#   Polaris Industries, Inc.                                1,192   102,738
    Pool Corp.                                                800    39,216
*   priceline.com, Inc.                                       300   208,797
*   PulteGroup, Inc.                                        7,069   148,378
    PVH Corp.                                               2,992   345,307
*   Quiksilver, Inc.                                        6,800    45,764
#*  Radio One, Inc. Class D                                   897     1,372
#   RadioShack Corp.                                        1,955     6,197
    Ralph Lauren Corp.                                        500    90,790
*   Red Lion Hotels Corp.                                     171     1,117
*   Red Robin Gourmet Burgers, Inc.                           200     9,674
#   Regal Entertainment Group Class A                       4,994    89,592
    Regis Corp.                                               798    14,962
    Rent-A-Center, Inc.                                     2,336    81,596
*   Rentrak Corp.                                             200     4,528
    RG Barry Corp.                                            400     5,516
    Ross Stores, Inc.                                       1,000    66,070
#   Royal Caribbean Cruises, Ltd.                           3,048   111,343
*   Ruby Tuesday, Inc.                                      1,112    10,720
#*  rue21, Inc.                                               540    17,226
*   Ruth's Hospitality Group, Inc.                            500     4,955
    Ryland Group, Inc. (The)                                1,400    63,084
    Saga Communications, Inc. Class A                         133     6,123
#*  Saks, Inc.                                              5,700    65,835
    Salem Communications Corp. Class A                        400     3,672
#*  Sally Beauty Holdings, Inc.                             3,806   114,408
    Scholastic Corp.                                          800    21,960
*   Scientific Games Corp. Class A                          1,408    12,503
#   Scripps Networks Interactive, Inc. Class A              1,500    99,870
    Sears Canada, Inc.                                        935     8,760
#*  Sears Holdings Corp.                                    2,184   112,127
#*  Select Comfort Corp.                                      800    16,976
    Service Corp. International/US                          3,293    55,586
*   SHFL Entertainment, Inc.                                  750    11,850

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
    Shiloh Industries, Inc.                                    200 $    1,970
    Shoe Carnival, Inc.                                        470      9,790
*   Shutterfly, Inc.                                         1,200     53,436
#   Signet Jewelers, Ltd.                                    2,511    172,581
    Sinclair Broadcast Group, Inc. Class A                   1,200     32,160
#   Sirius XM Radio, Inc.                                   36,864    119,808
#   Six Flags Entertainment Corp.                            1,620    118,049
*   Skechers U.S.A., Inc. Class A                            1,433     29,778
#*  Skullcandy, Inc.                                           764      3,927
*   Skyline Corp.                                              100        453
#*  Smith & Wesson Holding Corp.                             2,082     18,280
    Sonic Automotive, Inc. Class A                           1,500     32,985
*   Sonic Corp.                                                400      5,012
#   Sotheby's                                                  620     21,998
    Stage Stores, Inc.                                         891     24,672
    Standard Motor Products, Inc.                              500     15,320
#*  Standard Pacific Corp.                                   5,743     51,974
*   Stanley Furniture Co., Inc.                                264      1,043
#   Staples, Inc.                                           25,688    340,109
    Starbucks Corp.                                          9,600    584,064
    Starwood Hotels & Resorts Worldwide, Inc.                2,955    190,657
*   Starz - Liberty Capital (85571Q102)                      4,635    108,366
*   Starz - Liberty Capital (85571Q201)                         17        398
    Stein Mart, Inc.                                         1,256      9,935
*   Steiner Leisure, Ltd.                                      252     12,204
*   Steinway Musical Instruments, Inc.                         191      4,764
*   Steven Madden, Ltd.                                      1,497     72,799
#   Stewart Enterprises, Inc. Class A                          949      8,456
*   Stoneridge, Inc.                                           400      3,028
#   Strayer Education, Inc.                                    203      9,614
#   Sturm Ruger & Co., Inc.                                    489     25,071
    Systemax, Inc.                                             600      5,496
#   Target Corp.                                             6,900    486,864
*   Tempur-Pedic International, Inc.                         1,100     53,350
*   Tenneco, Inc.                                              400     15,468
#*  Tesla Motors, Inc.                                       1,700     91,783
#   Texas Roadhouse, Inc.                                      819     19,246
#   Thor Industries, Inc.                                    1,400     51,926
#   Tiffany & Co.                                            3,178    234,155
    Time Warner Cable, Inc.                                  3,636    341,384
    Time Warner, Inc.                                       20,806  1,243,783
    TJX Cos., Inc.                                           9,000    438,930
#*  Toll Brothers, Inc.                                      3,000    102,930
    Town Sports International Holdings, Inc.                   600      6,042
#   Tractor Supply Co.                                       1,200    128,604
    Trans World Entertainment Corp.                          1,000      4,300
#*  TripAdvisor, Inc.                                        1,600     84,128
    True Religion Apparel, Inc.                              1,067     28,873
*   TRW Automotive Holdings Corp.                            2,840    170,599
*   Tuesday Morning Corp.                                    1,000      8,110
    Tupperware Brands Corp.                                  2,350    188,705
#*  Ulta Salon Cosmetics & Fragrance, Inc.                     900     78,885

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
#*  Under Armour, Inc. Class A                               1,400 $    79,912
*   Unifi, Inc.                                                433       8,443
*   Universal Electronics, Inc.                                451      10,364
*   UQM Technologies, Inc.                                     252         176
*   Urban Outfitters, Inc.                                     700      29,008
*   US Auto Parts Network, Inc.                                600         750
    Vail Resorts, Inc.                                         575      34,672
#   Valassis Communications, Inc.                            1,566      40,137
*   Valuevision Media, Inc. Class A                            500       2,150
#*  Vera Bradley, Inc.                                         856      19,534
    VF Corp.                                                 1,464     260,914
    Viacom, Inc. Class A                                       400      25,888
#   Viacom, Inc. Class B                                     4,000     255,960
    Virgin Media, Inc.                                       4,107     200,339
*   Vitamin Shoppe, Inc.                                       676      33,225
*   VOXX International Corp.                                   518       4,937
#   Walt Disney Co. (The)                                   23,614   1,483,904
#   Washington Post Co. (The) Class B                          200      88,668
#   Weight Watchers International, Inc.                      1,686      71,099
    Wendy's Co. (The)                                       11,815      67,227
*   West Marine, Inc.                                          591       6,992
*   Wet Seal, Inc. (The) Class A                               800       2,608
    Whirlpool Corp.                                          3,000     342,840
#   Williams-Sonoma, Inc.                                    4,117     221,001
*   Winnebago Industries, Inc.                                 398       7,291
*   WMS Industries, Inc.                                       573      14,543
#   Wolverine World Wide, Inc.                               1,500      71,655
    World Wrestling Entertainment, Inc. Class A              1,025       9,409
    Wyndham Worldwide Corp.                                  3,300     198,264
#   Yum! Brands, Inc.                                        2,287     155,790
*   Zale Corp.                                                 300       1,332
*   Zumiez, Inc.                                               700      20,279
                                                                   -----------
Total Consumer Discretionary                                        34,610,845
                                                                   -----------
Consumer Staples -- (5.8%)
#   Altria Group, Inc.                                      17,100     624,321
    Andersons, Inc. (The)                                      360      19,627
    Avon Products, Inc.                                      7,951     184,145
    B&G Foods, Inc.                                            600      18,516
    Beam, Inc.                                               3,150     203,837
*   Boulder Brands, Inc.                                     1,367      12,317
#   Brown-Forman Corp. Class B                               1,950     137,475
    Calavo Growers, Inc.                                       140       3,970
#   Campbell Soup Co.                                        6,013     279,063
#   Casey's General Stores, Inc.                               800      46,328
*   Central Garden and Pet Co.                                 300       2,625
*   Central Garden and Pet Co. Class A                         500       4,400
*   Chiquita Brands International, Inc.                      1,200      10,356
#   Church & Dwight Co., Inc.                                2,600     166,114
#   Clorox Co. (The)                                         2,648     228,390
    Coca-Cola Bottling Co. Consolidated                        130       7,995
    Coca-Cola Co. (The)                                     30,130   1,275,403

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Consumer Staples -- (Continued)
#   Coca-Cola Enterprises, Inc.                                7,928 $  290,403
    Colgate-Palmolive Co.                                      5,874    701,414
    ConAgra Foods, Inc.                                        7,264    256,928
*   Constellation Brands, Inc. Class A                         5,918    292,053
    Costco Wholesale Corp.                                     6,679    724,204
*   Craft Brew Alliance, Inc.                                    500      3,760
*   Crimson Wine Group, Ltd.                                     265      2,388
    CVS Caremark Corp.                                        27,329  1,590,001
#*  Dean Foods Co.                                             9,842    188,376
*   Dole Food Co., Inc.                                        1,404     15,107
#   Dr Pepper Snapple Group, Inc.                              3,600    175,788
*   Elizabeth Arden, Inc.                                        900     36,855
#   Energizer Holdings, Inc.                                   1,828    176,567
#   Estee Lauder Cos., Inc. (The) Class A                      3,800    263,530
    Flowers Foods, Inc.                                        5,280    173,923
#*  Fresh Market, Inc. (The)                                     335     13,712
#   General Mills, Inc.                                        7,297    367,915
#*  Green Mountain Coffee Roasters, Inc.                       1,950    111,930
#*  Hain Celestial Group, Inc. (The)                             940     61,335
    Harris Teeter Supermarkets, Inc.                           1,676     70,040
#   Herbalife, Ltd.                                            1,000     39,710
#   Hershey Co. (The)                                            500     44,580
    Hillshire Brands Co.                                       2,894    103,924
#   Hormel Foods Corp.                                         4,198    173,251
    Ingles Markets, Inc. Class A                                 300      6,396
#   Ingredion, Inc.                                            1,360     97,934
    Inter Parfums, Inc.                                          866     25,088
    J&J Snack Foods Corp.                                        400     30,008
#   JM Smucker Co. (The)                                       3,279    338,491
    John B Sanfilippo & Son, Inc.                                 84      1,762
    Kellogg Co.                                                3,200    208,128
#   Kimberly-Clark Corp.                                       2,920    301,315
#   Kraft Foods Group, Inc.                                    7,461    384,167
#   Kroger Co. (The)                                           6,508    223,745
*   Mannatech, Inc.                                               15        112
#   McCormick & Co., Inc.                                      2,576    185,317
#   Mead Johnson Nutrition Co.                                   636     51,573
*   Medifast, Inc.                                               500     13,100
    Molson Coors Brewing Co. Class B                           4,789    247,112
    Mondelez International, Inc. Class A                      24,686    776,375
#*  Monster Beverage Corp.                                     1,330     75,012
    Nash Finch Co.                                               122      2,507
    National Beverage Corp.                                      800     11,784
#   Nu Skin Enterprises, Inc. Class A                            600     30,438
    Oil-Dri Corp. of America                                     202      5,557
*   Overhill Farms, Inc.                                         400      1,600
*   Pantry, Inc. (The)                                           441      6,443
    PepsiCo, Inc.                                             16,635  1,371,888
    Philip Morris International, Inc.                         11,407  1,090,395
*   Pilgrim's Pride Corp.                                      3,106     30,408
*   Post Holdings, Inc.                                        1,218     53,336
*   Prestige Brands Holdings, Inc.                             1,900     51,205

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Staples -- (Continued)
#   Pricesmart, Inc.                                           246 $    21,951
    Procter & Gamble Co. (The)                              27,571   2,116,626
    Reliv International, Inc.                                  400         508
*   Revlon, Inc. Class A                                     1,321      25,561
#   Reynolds American, Inc.                                  5,600     265,552
#   Safeway, Inc.                                           10,882     245,063
    Sanderson Farms, Inc.                                      500      30,630
*   Seneca Foods Corp. Class A                                 129       4,204
*   Smithfield Foods, Inc.                                   4,649     119,014
    Snyders-Lance, Inc.                                      1,704      42,907
    Spartan Stores, Inc.                                       564       9,464
    Spectrum Brands Holdings, Inc.                           2,061     115,416
*   Susser Holdings Corp.                                      653      34,720
#   Sysco Corp.                                              5,723     199,504
#   Tootsie Roll Industries, Inc.                            1,309      40,880
*   TreeHouse Foods, Inc.                                      664      42,303
*   United Natural Foods, Inc.                                 911      45,495
*   USANA Health Sciences, Inc.                                400      22,568
#   Wal-Mart Stores, Inc.                                    6,304     489,947
#   Walgreen Co.                                            14,338     709,874
    WD-40 Co.                                                  400      21,572
    Weis Markets, Inc.                                         606      25,349
#   Whole Foods Market, Inc.                                 3,500     309,120
                                                                   -----------
Total Consumer Staples                                              19,662,000
                                                                   -----------
Energy -- (8.0%)
    Alon USA Energy, Inc.                                    2,719      45,135
*   Alpha Natural Resources, Inc.                           11,598      86,057
    Anadarko Petroleum Corp.                                 6,603     559,670
    Apache Corp.                                             5,512     407,227
#*  Approach Resources, Inc.                                 1,205      28,583
#   Arch Coal, Inc.                                         12,669      61,445
#*  Atwood Oceanics, Inc.                                    3,100     152,055
    Baker Hughes, Inc.                                       8,936     405,605
*   Basic Energy Services, Inc.                              1,715      23,547
    Berry Petroleum Co. Class A                              2,100     100,611
#*  Bill Barrett Corp.                                       2,201      43,712
    Bolt Technology Corp.                                      200       3,200
*   Bonanza Creek Energy, Inc.                                 200       6,870
#*  BPZ Resources, Inc.                                      3,512       7,516
    Bristow Group, Inc.                                      1,857     117,362
#*  C&J Energy Services, Inc.                                2,419      47,872
    Cabot Oil & Gas Corp.                                    5,400     367,470
#*  Cal Dive International, Inc.                             2,777       4,638
*   Callon Petroleum Co.                                     1,690       6,050
*   Cameron International Corp.                              3,374     207,670
#   CARBO Ceramics, Inc.                                       700      49,455
#*  Carrizo Oil & Gas, Inc.                                  1,623      39,309
*   Cheniere Energy, Inc.                                    4,199     119,588
    Chesapeake Energy Corp.                                 18,304     357,660
    Chevron Corp.                                           19,201   2,342,714
    Cimarex Energy Co.                                       2,358     172,558

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
*   Clayton Williams Energy, Inc.                              300 $   11,580
#*  Clean Energy Fuels Corp.                                 2,990     39,438
*   Cloud Peak Energy, Inc.                                  2,566     50,140
*   Cobalt International Energy, Inc.                        4,850    135,509
*   Comstock Resources, Inc.                                 2,145     33,591
#*  Concho Resources, Inc.                                   3,500    301,455
#   ConocoPhillips                                          15,515    937,882
#   CONSOL Energy, Inc.                                      6,139    206,516
    Contango Oil & Gas Co.                                     600     22,572
#*  Continental Resources, Inc.                              1,100     87,912
    Core Laboratories NV                                       600     86,868
*   Crimson Exploration, Inc.                                1,920      5,894
    Crosstex Energy, Inc.                                    2,100     38,661
*   Dawson Geophysical Co.                                     300      9,222
    Delek US Holdings, Inc.                                  1,812     65,395
#*  Denbury Resources, Inc.                                 12,118    216,791
#   Devon Energy Corp.                                       6,504    358,110
    DHT Holdings, Inc.                                         612      2,632
    Diamond Offshore Drilling, Inc.                          3,884    268,384
*   Double Eagle Petroleum Co.                                 400      1,988
*   Dresser-Rand Group, Inc.                                 2,700    150,147
*   Dril-Quip, Inc.                                          1,320    110,497
#*  Endeavour International Corp.                            1,675      4,590
#   Energen Corp.                                            2,564    121,585
    Energy XXI Bermuda, Ltd.                                 3,420     77,771
*   ENGlobal Corp.                                             600        234
    EOG Resources, Inc.                                      4,564    552,974
*   EPL Oil & Gas, Inc.                                      1,850     60,439
#   EQT Corp.                                                2,490    187,049
*   Era Group, Inc.                                            900     20,565
*   Evolution Petroleum Corp.                                  400      3,976
*   Exterran Holdings, Inc.                                  3,388     89,511
    Exxon Mobil Corp.                                       37,767  3,360,885
#*  FMC Technologies, Inc.                                   3,900    211,770
#*  FX Energy, Inc.                                            600      2,304
*   Geospace Technologies Corp.                                400     33,748
*   Global Geophysical Services, Inc.                        1,335      4,859
*   Green Plains Renewable Energy, Inc.                      1,300     16,263
    Gulf Island Fabrication, Inc.                              600     12,336
    Gulfmark Offshore, Inc. Class A                          1,300     54,106
*   Gulfport Energy Corp.                                    2,960    154,482
#*  Halcon Resources Corp.                                   1,890     12,361
    Halliburton Co.                                         10,157    434,415
*   Harvest Natural Resources, Inc.                          1,569      5,146
#*  Heckmann Corp.                                          11,351     41,885
*   Helix Energy Solutions Group, Inc.                       5,415    124,762
#   Helmerich & Payne, Inc.                                  3,100    181,722
*   Hercules Offshore, Inc.                                  7,529     55,489
#   Hess Corp.                                               4,571    329,935
*   HKN, Inc.                                                    8        713
    HollyFrontier Corp.                                      5,693    281,519
*   Hornbeck Offshore Services, Inc.                         1,690     75,915

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                              SHARES  VALUE+
                                                              ------ --------
Energy -- (Continued)
*   Houston American Energy Corp.                                397 $     76
*   ION Geophysical Corp.                                      6,000   37,440
#*  James River Coal Co.                                       1,300    2,145
*   Key Energy Services, Inc.                                  4,827   28,672
#   Kinder Morgan, Inc.                                        8,608  336,573
#*  Kodiak Oil & Gas Corp.                                     9,416   73,727
*   Kosmos Energy, Ltd.                                        1,756   19,298
#*  Lone Pine Resources, Inc.                                  1,260    1,235
    Lufkin Industries, Inc.                                    1,200  105,948
#*  Magnum Hunter Resources Corp.                              3,583    9,746
    Marathon Oil Corp.                                        11,243  367,309
    Marathon Petroleum Corp.                                   4,958  388,509
*   Matrix Service Co.                                         1,260   18,938
#*  McDermott International, Inc.                              8,851   94,529
#*  McMoRan Exploration Co.                                    5,579   92,332
#*  Miller Energy Resources, Inc.                                372    1,414
*   Mitcham Industries, Inc.                                     226    3,356
#   Murphy Oil Corp.                                           6,186  384,089
    Nabors Industries, Ltd.                                    8,405  124,310
    National Oilwell Varco, Inc.                               5,192  338,622
*   Natural Gas Services Group, Inc.                             400    8,076
*   Newfield Exploration Co.                                   2,133   46,478
*   Newpark Resources, Inc.                                    4,042   42,441
    Noble Corp.                                               10,533  394,987
    Noble Energy, Inc.                                         2,222  251,730
#   Nordic American Tankers, Ltd.                                 60      535
#*  Northern Oil and Gas, Inc.                                 2,405   31,000
#*  Oasis Petroleum, Inc.                                      3,585  122,715
    Occidental Petroleum Corp.                                 9,271  827,529
#   Oceaneering International, Inc.                            3,400  238,578
#*  Oil States International, Inc.                             2,418  216,072
    Panhandle Oil and Gas, Inc. Class A                          200    5,696
*   Parker Drilling Co.                                        5,444   22,429
    Patterson-UTI Energy, Inc.                                 6,286  132,572
*   PDC Energy, Inc.                                           1,658   71,791
    Peabody Energy Corp.                                       8,164  163,770
#   Penn Virginia Corp.                                        2,203    8,878
*   PetroQuest Energy, Inc.                                    2,500   10,700
*   PHI, Inc.                                                    505   14,024
    Phillips 66                                                7,962  485,284
*   Pioneer Energy Services Corp.                              3,078   21,700
    Pioneer Natural Resources Co.                              3,009  367,790
*   Plains Exploration & Production Co.                        4,210  190,292
    QEP Resources, Inc.                                        6,074  174,385
#*  Quicksilver Resources, Inc.                                2,200    5,544
#   Range Resources Corp.                                      2,900  213,208
    Rentech, Inc.                                              6,215   12,865
*   Rex Energy Corp.                                           2,322   37,315
#*  RigNet, Inc.                                                 471   11,398
*   Rosetta Resources, Inc.                                    1,900   81,529
*   Rowan Cos. P.L.C. Class A                                  4,087  132,950
#   RPC, Inc.                                                  5,625   74,475

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Energy -- (Continued)
#*  SandRidge Energy, Inc.                                  19,866 $   102,111
    Schlumberger, Ltd.                                      21,117   1,571,738
    SEACOR Holdings, Inc.                                      900      64,899
*   SemGroup Corp. Class A                                   1,695      87,886
    Ship Finance International, Ltd.                         2,989      49,259
    SM Energy Co.                                            2,978     181,658
*   Southwestern Energy Co.                                  7,354     275,187
#   Spectra Energy Corp.                                     7,100     223,863
*   Steel Excel, Inc.                                          300       8,160
*   Stone Energy Corp.                                       1,800      35,514
*   Superior Energy Services, Inc.                           7,336     202,400
#*  Swift Energy Co.                                           900      11,646
*   Synergy Resources Corp.                                    974       6,575
    Targa Resources Corp.                                      987      64,905
    Teekay Corp.                                             4,093     145,711
*   TETRA Technologies, Inc.                                   100         913
    TGC Industries, Inc.                                       694       6,156
#   Tidewater, Inc.                                          2,116     110,984
*   Transocean, Ltd.                                         7,118     366,363
*   Triangle Petroleum Corp.                                 1,612       8,850
#*  Ultra Petroleum Corp.                                    5,812     124,377
*   Unit Corp.                                               2,369      99,569
#*  Uranium Energy Corp.                                       455         705
*   USEC, Inc.                                               2,251         720
*   Vaalco Energy, Inc.                                      2,200      14,784
    Valero Energy Corp.                                        982      39,594
#*  Verenium Corp.                                             300         690
#   W&T Offshore, Inc.                                       3,407      39,794
*   Warren Resources, Inc.                                   2,562       6,738
#*  Weatherford International, Ltd.                         20,682     264,523
#   Western Refining, Inc.                                   3,300     102,003
*   Westmoreland Coal Co.                                      400       4,828
*   Whiting Petroleum Corp.                                  3,601     160,244
*   Willbros Group, Inc.                                     1,782      16,929
    Williams Cos., Inc. (The)                                6,400     244,032
#   World Fuel Services Corp.                                4,212     170,797
#*  WPX Energy, Inc.                                         1,433      22,398
                                                                   -----------
Total Energy                                                        27,102,579
                                                                   -----------
Financials -- (12.0%)
    1st Source Corp.                                           589      13,859
    1st United Bancorp Inc/Boca Raton                          188       1,246
#   ACE, Ltd.                                                5,521     492,142
#*  Affiliated Managers Group, Inc.                            600      93,408
#   Aflac, Inc.                                              5,500     299,420
*   Alexander & Baldwin, Inc.                                1,818      61,921
#*  Alleghany Corp.                                            458     180,333
    Allied World Assurance Co. Holdings AG                     822      74,646
    Allstate Corp. (The)                                     9,275     456,886
    Alterra Capital Holdings, Ltd.                           3,678     119,719
#*  Altisource Asset Management Corp.                           50      10,000
*   Altisource Portfolio Solutions SA                          500      41,270

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#*  Altisource Residential Corp.                                166 $    3,154
*   American Capital, Ltd.                                    8,118    122,825
#   American Equity Investment Life Holding Co.               2,258     34,412
#   American Express Co.                                      9,376    641,412
    American Financial Group, Inc.                            3,414    164,794
#*  American International Group, Inc.                        6,875    284,762
    American National Insurance Co.                             600     56,418
*   American Safety Insurance Holdings, Ltd.                    214      5,153
    Ameriprise Financial, Inc.                                2,406    179,319
*   Ameris Bancorp                                              460      6,380
    AMERISAFE, Inc.                                             720     23,515
#   Amtrust Financial Services, Inc.                          2,752     87,128
    Aon P.L.C.                                                2,773    167,351
#*  Arch Capital Group, Ltd.                                  3,636    192,926
    Argo Group International Holdings, Ltd.                     455     18,860
#   Arrow Financial Corp.                                       522     12,627
#   Arthur J Gallagher & Co.                                  2,500    106,125
    Aspen Insurance Holdings, Ltd.                            2,133     81,459
*   Asset Acceptance Capital Corp.                            1,176      7,609
    Associated Banc-Corp                                      3,427     48,903
    Assurant, Inc.                                            2,100     99,834
    Assured Guaranty, Ltd.                                    5,469    112,825
    Asta Funding, Inc.                                          300      2,817
    Astoria Financial Corp.                                   4,005     38,408
*   Atlantic Coast Financial Corp.                               39        194
#*  Atlanticus Holdings Corp.                                   202        747
*   AV Homes, Inc.                                               93      1,201
    Axis Capital Holdings, Ltd.                               2,212     98,722
    Baldwin & Lyons, Inc. Class B                               322      7,825
    Bancfirst Corp.                                             614     25,690
*   Bancorp, Inc.                                               911     11,843
    BancorpSouth, Inc.                                        3,266     52,256
    Bank Mutual Corp.                                         1,600      8,288
    Bank of America Corp.                                   200,476  2,467,860
#   Bank of Hawaii Corp.                                      1,245     59,374
#   Bank of Montreal                                            282     17,684
#   Bank of New York Mellon Corp. (The)                      18,085    510,359
    Bank of the Ozarks, Inc.                                  1,026     41,994
    BankFinancial Corp.                                         500      3,945
#   BankUnited, Inc.                                          2,100     53,235
    Banner Corp.                                                661     21,595
#   BB&T Corp.                                                7,705    237,083
    BBCN Bancorp, Inc.                                        2,952     38,022
*   BBX Capital Corp. Class A                                   166      1,992
*   Beneficial Mutual Bancorp, Inc.                           2,921     24,975
    Berkshire Hills Bancorp, Inc.                               517     13,370
    BGC Partners, Inc. Class A                                1,958     11,200
#   BlackRock, Inc.                                             720    191,880
*   BofI Holding, Inc.                                          540     22,021
    BOK Financial Corp.                                         695     43,431
    Boston Private Financial Holdings, Inc.                   2,818     27,166
    Brookline Bancorp, Inc.                                   2,477     20,807

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    Brown & Brown, Inc.                                      3,900 $  120,861
    Bryn Mawr Bank Corp.                                       239      5,552
    Calamos Asset Management, Inc. Class A                     500      5,675
    Camden National Corp.                                      200      6,678
*   Capital Bank Financial Corp. Class A                        25        447
*   Capital City Bank Group, Inc.                              200      2,500
    Capital One Financial Corp.                              8,644    499,450
    CapitalSource, Inc.                                      8,560     76,612
    Capitol Federal Financial, Inc.                          6,023     71,312
    Cardinal Financial Corp.                                 1,000     15,250
#   Cash America International, Inc.                         1,200     52,356
    Cathay General Bancorp                                   2,951     58,164
    CBOE Holdings, Inc.                                      1,665     62,487
#*  CBRE Group, Inc. Class A                                 5,174    125,314
    Center Bancorp, Inc.                                       336      3,914
    Centerstate Banks, Inc.                                    500      4,160
*   Central Pacific Financial Corp.                          1,019     17,160
#   Charles Schwab Corp. (The)                               9,809    166,361
    Chemical Financial Corp.                                   706     17,509
    Chubb Corp. (The)                                        3,620    318,813
    Cincinnati Financial Corp.                               4,012    196,227
*   CIT Group, Inc.                                          3,603    153,164
    Citigroup, Inc.                                         69,150  3,226,539
*   Citizens, Inc.                                           1,605     10,497
    City Holding Co.                                           600     22,908
#   City National Corp.                                        800     45,784
    Clifton Savings Bancorp, Inc.                              307      3,687
    CME Group, Inc.                                          1,800    109,548
    CNA Financial Corp.                                      2,800     94,388
    CNB Financial Corp.                                        200      3,238
    CNO Financial Group, Inc.                                7,390     83,655
    CoBiz Financial, Inc.                                      800      6,848
    Cohen & Steers, Inc.                                       402     15,883
    Columbia Banking System, Inc.                            1,463     31,411
#   Comerica, Inc.                                           6,293    228,121
#   Commerce Bancshares, Inc.                                3,443    138,099
    Community Bank System, Inc.                              1,480     42,387
    Community Trust Bancorp, Inc.                              504     17,448
    Corrections Corp. of America                             2,900    104,980
*   Cowen Group, Inc. Class A                                  828      2,120
    Crawford & Co. Class A                                      53        280
    Crawford & Co. Class B                                     686      5,207
*   Credit Acceptance Corp.                                    557     55,884
#   Cullen/Frost Bankers, Inc.                               1,000     60,410
    CVB Financial Corp.                                      3,700     40,219
#*  DFC Global Corp.                                         1,315     17,752
    Dime Community Bancshares, Inc.                          1,300     18,551
    Discover Financial Services                              3,053    133,538
    Donegal Group, Inc. Class A                                642      9,399
#   East West Bancorp, Inc.                                  5,018    122,088
    Eastern Insurance Holdings, Inc.                           200      3,726
#   Eaton Vance Corp.                                        1,500     59,820

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
*   eHealth, Inc.                                             500  $ 10,470
    EMC Insurance Group, Inc.                                 430    12,139
    Employers Holdings, Inc.                                1,000    22,650
*   Encore Capital Group, Inc.                              1,237    35,242
    Endurance Specialty Holdings, Ltd.                      1,812    88,734
*   Enstar Group, Ltd.                                        500    63,545
    Enterprise Financial Services Corp.                       430     6,183
    Erie Indemnity Co. Class A                                735    58,484
    ESSA Bancorp, Inc.                                        400     4,308
    Evercore Partners, Inc. Class A                           800    30,200
    Everest Re Group, Ltd.                                  1,300   175,487
*   Ezcorp, Inc. Class A                                    1,020    17,238
    FBL Financial Group, Inc. Class A                         800    31,448
    Federal Agricultural Mortgage Corp. Class C               301     9,566
#   Federated Investors, Inc. Class B                       1,300    29,848
    Federated National Holding Co.                            200     1,444
    Fidelity National Financial, Inc. Class A               4,800   128,880
#   Fifth Third Bancorp                                     8,123   138,335
    Financial Institutions, Inc.                              300     5,739
*   First Acceptance Corp.                                  1,000     1,230
    First American Financial Corp.                          3,984   106,652
#*  First BanCorp                                           5,979    35,336
    First Bancorp                                             600     7,806
    First Busey Corp.                                       2,827    12,156
*   First California Financial Group, Inc.                    265     2,139
*   First Cash Financial Services, Inc.                       757    38,963
    First Commonwealth Financial Corp.                      2,792    19,963
    First Community Bancshares, Inc.                          500     7,755
    First Defiance Financial Corp.                            222     5,026
    First Financial Bancorp                                 1,807    27,774
#   First Financial Bankshares, Inc.                          950    46,939
    First Financial Corp.                                     422    13,036
    First Financial Holdings, Inc.                            313     6,273
*   First Financial Northwest, Inc.                           400     3,240
    First Interstate Bancsystem, Inc.                         286     5,812
    First Merchants Corp.                                     466     7,563
    First Midwest Bancorp, Inc.                             2,533    31,789
#   First Niagara Financial Group, Inc.                     6,394    60,807
    First Pactrust Bancorp, Inc.                              350     3,976
*   First Place Financial Corp.                               400         1
    First Republic Bank                                     3,110   118,118
*   First South Bancorp, Inc.                                 200     1,316
    FirstMerit Corp.                                        4,031    69,051
#*  Flagstar Bancorp, Inc.                                    804     9,978
    Flushing Financial Corp.                                  799    12,129
    FNB Corp.                                               5,192    59,137
#*  Forest City Enterprises, Inc. Class A                   6,068   113,290
*   Forestar Group, Inc.                                      300     6,462
    Fox Chase Bancorp, Inc.                                   147     2,486
#   Franklin Resources, Inc.                                1,500   231,990
    Fulton Financial Corp.                                  7,551    83,514
    GAMCO Investors, Inc. Class A                             100     5,250

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
*   Genworth Financial, Inc. Class A                        23,205 $  232,746
    Geo Group, Inc. (The)                                    2,211     82,802
    German American Bancorp, Inc.                              254      5,415
    GFI Group, Inc.                                          2,588     10,378
    Glacier Bancorp, Inc.                                    2,610     48,154
*   Gleacher & Co., Inc.                                     1,051        723
*   Global Indemnity P.L.C.                                    450     10,031
#   Goldman Sachs Group, Inc. (The)                          6,831    997,804
    Great Southern Bancorp, Inc.                               300      7,911
#*  Green Dot Corp. Class A                                    747     11,735
#   Greenhill & Co., Inc.                                      779     35,982
*   Greenlight Capital Re, Ltd. Class A                      1,100     27,071
*   Guaranty Bancorp                                           600      1,272
*   Hallmark Financial Services, Inc.                          500      4,525
    Hampden Bancorp, Inc.                                      100      1,540
#   Hancock Holding Co.                                      1,429     38,969
*   Hanmi Financial Corp.                                    1,188     18,331
    Hanover Insurance Group, Inc. (The)                      1,839     92,741
*   Harris & Harris Group, Inc.                              1,200      3,960
    Hartford Financial Services Group, Inc.                 13,250    372,192
#   HCC Insurance Holdings, Inc.                             2,600    110,760
    Heartland Financial USA, Inc.                              435     11,053
*   Heritage Commerce Corp.                                    441      2,897
    Heritage Financial Group, Inc.                             167      2,470
    HFF, Inc. Class A                                        1,233     25,831
*   Hilltop Holdings, Inc.                                   2,026     27,128
*   Home Bancorp, Inc.                                         196      3,548
    Home BancShares, Inc.                                    1,038     41,229
    Home Federal Bancorp, Inc.                                 290      3,532
#   Homeowners Choice, Inc.                                    300      7,962
    Horace Mann Educators Corp.                              1,341     30,240
#*  Howard Hughes Corp. (The)                                  410     38,696
    Hudson Valley Holding Corp.                                261      4,014
#   Huntington Bancshares, Inc.                              9,647     69,169
    Iberiabank Corp.                                         1,126     51,368
*   ICG Group, Inc.                                          1,306     15,502
    Independence Holding Co.                                   330      3,465
    Independent Bank Corp.                                     700     21,728
    Interactive Brokers Group, Inc. Class A                  1,595     24,021
#*  IntercontinentalExchange, Inc.                             700    114,051
    International Bancshares Corp.                           2,116     41,050
*   INTL. FCStone, Inc.                                        459      7,858
    Invesco, Ltd.                                           11,715    371,834
*   Investment Technology Group, Inc.                        1,000     10,890
    Investors Bancorp, Inc.                                  3,967     78,547
    Janus Capital Group, Inc.                                7,729     68,943
    JMP Group, Inc.                                            400      2,584
    Jones Lang LaSalle, Inc.                                 1,600    158,432
#   JPMorgan Chase & Co.                                    62,359  3,056,215
    Kearny Financial Corp.                                     900      8,865
    Kemper Corp.                                             2,152     68,563
    Kennedy-Wilson Holdings, Inc.                            1,495     24,862

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#   KeyCorp                                                 23,198 $231,284
*   Knight Capital Group, Inc. Class A                       2,170    7,682
    Lakeland Bancorp, Inc.                                     551    5,268
    Lakeland Financial Corp.                                   500   13,400
    Lazard, Ltd. Class A                                     1,883   63,834
    Legg Mason, Inc.                                         8,127  258,926
    Leucadia National Corp.                                  4,758  146,975
    Life Partners Holdings, Inc.                               312    1,039
#   Lincoln National Corp.                                   4,700  159,847
#   LPL Financial Holdings, Inc.                             1,825   63,072
    M&T Bank Corp.                                           3,175  318,135
    Maiden Holdings, Ltd.                                    1,756   18,139
    MainSource Financial Group, Inc.                           700    8,869
#*  Markel Corp.                                               200  107,250
    MarketAxess Holdings, Inc.                                 800   33,856
    Marlin Business Services Corp.                             342    8,287
    Marsh & McLennan Cos., Inc.                              5,434  206,546
*   Maui Land & Pineapple Co., Inc.                            300    1,269
    MB Financial, Inc.                                       1,811   44,840
*   MBIA, Inc.                                               4,900   46,354
*   MBT Financial Corp.                                        300    1,212
    MCG Capital Corp.                                        2,400   12,336
#   McGraw-Hill Cos., Inc. (The)                             3,314  179,321
    Meadowbrook Insurance Group, Inc.                        1,600   12,448
    Medallion Financial Corp.                                  600    8,964
    Mercury General Corp.                                    2,001   91,466
*   Meridian Interstate Bancorp, Inc.                          478    8,743
    MetLife, Inc.                                           16,492  643,023
*   Metro Bancorp, Inc.                                        400    7,100
*   MGIC Investment Corp.                                    3,341   18,041
    Montpelier Re Holdings, Ltd.                             1,800   46,368
#   Moody's Corp.                                            2,097  127,602
    Morgan Stanley                                          29,881  661,864
*   MSCI, Inc.                                               1,713   58,413
    NASDAQ OMX Group, Inc. (The)                             1,705   50,263
*   National Financial Partners Corp.                        1,300   32,942
    National Interstate Corp.                                  500   14,525
    National Penn Bancshares, Inc.                           5,514   53,982
*   Navigators Group, Inc. (The)                               533   30,850
    NBT Bancorp, Inc.                                        1,133   22,943
    Nelnet, Inc. Class A                                     1,300   44,200
*   Netspend Holdings, Inc.                                  1,648   26,302
#   New York Community Bancorp, Inc.                         7,595  102,912
*   NewBridge Bancorp                                          300    1,767
*   NewStar Financial, Inc.                                  1,500   17,925
    Northeast Community Bancorp, Inc.                          300    1,791
#   Northern Trust Corp.                                    10,062  542,543
    Northfield Bancorp, Inc.                                 1,586   18,651
    Northwest Bancshares, Inc.                               3,449   42,250
#   NYSE Euronext                                            2,726  105,796
    OceanFirst Financial Corp.                                 597    8,483
*   Ocwen Financial Corp.                                    2,649   96,900

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    OFG Bancorp                                              1,501 $ 24,121
#   Old Republic International Corp.                         6,763   91,300
*   Old Second Bancorp, Inc.                                   300    1,380
*   OmniAmerican Bancorp, Inc.                                 438   10,906
    OneBeacon Insurance Group, Ltd. Class A                    822   11,171
    Oritani Financial Corp.                                  1,450   22,431
    Pacific Continental Corp.                                  400    4,472
    PacWest Bancorp                                          1,300   36,049
#   Park National Corp.                                        600   41,028
*   Park Sterling Corp.                                      1,039    5,953
    PartnerRe, Ltd.                                          1,500  141,510
    Peoples Bancorp, Inc.                                      300    6,114
#*  PHH Corp.                                                2,035   42,898
*   Phoenix Cos., Inc. (The)                                   130    3,784
*   PICO Holdings, Inc.                                        641   13,910
*   Pinnacle Financial Partners, Inc.                        1,087   26,381
*   Piper Jaffray Cos.                                         400   13,504
    Platinum Underwriters Holdings, Ltd.                     1,322   75,023
#   PNC Financial Services Group, Inc. (The)                 6,651  451,470
*   Popular, Inc.                                            3,757  107,037
*   Portfolio Recovery Associates, Inc.                        800   98,200
    Primerica, Inc.                                          2,242   76,138
*   Primus Guaranty, Ltd.                                      500    5,125
#   Principal Financial Group, Inc.                          8,726  315,009
    PrivateBancorp, Inc.                                     2,885   55,334
    ProAssurance Corp.                                       2,320  113,657
#   Progressive Corp. (The)                                  6,790  171,719
#   Prosperity Bancshares, Inc.                              2,000   91,880
    Protective Life Corp.                                    2,279   86,739
    Provident Financial Services, Inc.                       2,132   32,684
    Provident New York Bancorp                               1,000    9,040
    Prudential Financial, Inc.                               7,577  457,802
#   Radian Group, Inc.                                       1,600   19,120
#   Raymond James Financial, Inc.                            2,315   95,887
    Regions Financial Corp.                                 29,597  251,279
    Reinsurance Group of America, Inc.                       1,867  116,781
#   RenaissanceRe Holdings, Ltd.                             1,300  122,057
    Renasant Corp.                                             684   15,609
    Republic Bancorp, Inc. Class A                             338    7,504
*   Republic First Bancorp, Inc.                               200      542
    Resource America, Inc. Class A                             551    5,080
*   Riverview Bancorp, Inc.                                    100      245
    RLI Corp.                                                  840   60,354
    Rockville Financial, Inc.                                  760    9,880
    Roma Financial Corp.                                       600   10,212
    Ryman Hospitality Properties                               966   42,948
    S&T Bancorp, Inc.                                          953   17,983
*   Safeguard Scientifics, Inc.                                719   11,605
    Safety Insurance Group, Inc.                               500   24,835
    Sandy Spring Bancorp, Inc.                                 703   14,397
    SCBT Financial Corp.                                       600   28,662
*   Seacoast Banking Corp. of Florida                           92      197

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                        SHARES  VALUE+
                                                        ------ --------
Financials -- (Continued)
     SEI Investments Co.                                 2,470 $ 70,790
     Selective Insurance Group, Inc.                     2,025   47,446
#*   Signature Bank                                      1,300   93,093
     Simmons First National Corp. Class A                  700   17,164
     Simplicity Bancorp, Inc.                              100    1,500
(o)  Southern Community Financial                          300       66
#    Southside Bancshares, Inc.                            695   14,861
*    Southwest Bancorp, Inc.                               200    2,644
#*   St Joe Co. (The)                                    1,702   33,308
     StanCorp Financial Group, Inc.                      2,281   98,494
     State Auto Financial Corp.                            800   13,904
     State Street Corp.                                 10,000  584,700
     StellarOne Corp.                                      500    7,495
     Sterling Bancorp                                    1,100   12,408
     Stewart Information Services Corp.                    700   18,949
*    Stifel Financial Corp.                              2,194   70,691
#*   Suffolk Bancorp                                       100    1,564
*    Sun Bancorp, Inc.                                     201      647
     SunTrust Banks, Inc.                                4,780  139,815
     Susquehanna Bancshares, Inc.                        7,653   89,311
#*   SVB Financial Group                                 1,700  120,887
*    SWS Group, Inc.                                       700    3,983
     SY Bancorp, Inc.                                      564   12,949
     Symetra Financial Corp.                             1,872   25,515
     Synovus Financial Corp.                            28,014   75,358
#    T Rowe Price Group, Inc.                            1,500  108,750
*    Taylor Capital Group, Inc.                            494    7,237
#    TCF Financial Corp.                                 6,235   90,719
#    TD Ameritrade Holding Corp.                         2,892   57,580
*    Tejon Ranch Co.                                       400   11,672
     Territorial Bancorp, Inc.                             368    8,604
*    Texas Capital Bancshares, Inc.                      1,192   49,659
*    TFS Financial Corp.                                 3,709   40,317
     Thomas Properties Group, Inc.                         667    3,395
     Tompkins Financial Corp.                              520   21,736
#    Torchmark Corp.                                       363   22,531
     Tower Group International, Ltd.                     1,315   24,880
#    TowneBank                                             320    4,579
     Travelers Cos., Inc. (The)                          6,200  529,542
     Tree.com, Inc.                                        172    3,521
     Trico Bancshares                                      400    6,988
     TrustCo Bank Corp.                                  2,558   13,711
     Trustmark Corp.                                     2,320   56,956
     U.S. Bancorp                                       22,168  737,751
     UMB Financial Corp.                                 1,247   62,774
     Umpqua Holdings Corp.                               4,349   52,188
     Union First Market Bankshares Corp.                   910   17,208
#    United Bankshares, Inc.                             1,775   44,925
*    United Community Banks, Inc.                        2,088   22,864
     United Financial Bancorp, Inc.                        559    8,279
     United Fire Group, Inc.                               930   26,003
     Universal Insurance Holdings, Inc.                  1,435    8,581

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
    Univest Corp. of Pennsylvania                              628 $    11,009
    Unum Group                                               8,400     234,276
    Validus Holdings, Ltd.                                   2,829     109,228
#   Valley National Bancorp                                  7,408      66,598
    ViewPoint Financial Group, Inc.                          1,477      27,502
*   Virginia Commerce Bancorp, Inc.                            747      10,040
*   Virtus Investment Partners, Inc.                           305      58,255
#   Waddell & Reed Financial, Inc. Class A                   1,100      47,157
*   Walker & Dunlop, Inc.                                      646      11,505
    Washington Banking Co.                                     400       5,520
    Washington Federal, Inc.                                 3,765      64,645
    Washington Trust Bancorp, Inc.                             460      12,305
*   Waterstone Financial, Inc.                                 700       5,593
    Webster Financial Corp.                                  3,005      70,227
    Wells Fargo & Co.                                       88,485   3,360,660
    WesBanco, Inc.                                             833      20,850
    West BanCorp., Inc.                                        300       3,234
#   Westamerica BanCorp.                                       618      26,815
*   Western Alliance Bancorp                                 2,804      41,247
    Westfield Financial, Inc.                                  900       6,777
    Westwood Holdings Group, Inc.                               96       4,195
#   Willis Group Holdings P.L.C.                             2,269      90,034
*   Wilshire Bancorp, Inc.                                   2,391      15,278
    Wintrust Financial Corp.                                 1,297      46,510
#*  World Acceptance Corp.                                     400      35,544
#   WR Berkley Corp.                                         2,502     108,637
    WSFS Financial Corp.                                        82       4,013
#   XL Group P.L.C.                                         13,031     405,785
#*  Yadkin Valley Financial Corp.                              289       1,159
    Zions BanCorp.                                           4,695     115,591
*   ZipRealty, Inc.                                            700       2,289
                                                                   -----------
Total Financials                                                    40,550,206
                                                                   -----------
Health Care -- (8.6%)
#   Abaxis, Inc.                                               400      17,076
    Abbott Laboratories                                     11,400     420,888
    AbbVie, Inc.                                            11,400     524,970
#*  ABIOMED, Inc.                                               85       1,570
#*  Accuray, Inc.                                            2,534      11,150
*   Acorda Therapeutics, Inc.                                1,213      47,998
*   Actavis, Inc.                                            2,200     232,606
#   Aetna, Inc.                                              6,375     366,180
#*  Affymax, Inc.                                              900         810
#*  Affymetrix, Inc.                                         1,997       7,269
#   Agilent Technologies, Inc.                               4,100     169,904
    Air Methods Corp.                                        1,706      62,423
*   Albany Molecular Research, Inc.                            956      11,405
*   Alere, Inc.                                              1,766      45,351
#*  Align Technology, Inc.                                   1,878      62,199
#*  Alkermes P.L.C.                                          3,904     119,501
#   Allergan, Inc.                                           4,600     522,330
*   Allscripts Healthcare Solutions, Inc.                    7,804     108,007

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Health Care -- (Continued)
    Almost Family, Inc.                                        158 $  3,119
*   Alnylam Pharmaceuticals, Inc.                               57    1,365
*   Alphatec Holdings, Inc.                                    583    1,102
*   AMAG Pharmaceuticals, Inc.                                  43      948
*   Amedisys, Inc.                                           1,224   12,289
    AmerisourceBergen Corp.                                  2,100  113,652
    Amgen, Inc.                                              7,174  747,603
*   AMN Healthcare Services, Inc.                            1,772   24,330
*   Amsurg Corp.                                             1,512   50,743
    Analogic Corp.                                             500   39,740
*   AngioDynamics, Inc.                                        377    3,819
*   Anika Therapeutics, Inc.                                   680    9,078
#*  Ariad Pharmaceuticals, Inc.                              2,271   40,583
*   ArthroCare Corp.                                         1,048   36,313
*   Astex Pharmaceuticals                                    2,598   17,874
#*  athenahealth, Inc.                                         765   73,639
*   AtriCure, Inc.                                             100      834
    Baxter International, Inc.                               5,400  377,298
#   Becton Dickinson and Co.                                 2,500  235,750
#*  Bio-Reference Labs, Inc.                                 1,000   25,500
#*  BioCryst Pharmaceuticals, Inc.                             600    1,206
*   Biogen Idec, Inc.                                        2,800  613,004
*   BioScrip, Inc.                                           2,394   33,181
#*  Boston Scientific Corp.                                 60,879  455,984
*   Bovie Medical Corp.                                        300      975
    Bristol-Myers Squibb Co.                                17,431  692,359
#*  Brookdale Senior Living, Inc.                            5,222  134,675
*   Bruker Corp.                                             4,940   87,784
*   Cambrex Corp.                                              713    8,905
    Cantel Medical Corp.                                     1,070   33,823
*   Capital Senior Living Corp.                              1,099   26,662
    Cardinal Health, Inc.                                    4,500  198,990
*   CareFusion Corp.                                         5,904  197,430
#*  Catamaran Corp.                                          1,188   68,583
*   Celgene Corp.                                            4,200  495,894
*   Celldex Therapeutics, Inc.                               1,699   22,172
*   Centene Corp.                                            1,900   87,780
#*  Cepheid, Inc.                                            1,000   38,130
#*  Cerner Corp.                                             1,111  107,511
*   Charles River Laboratories International, Inc.           1,098   47,752
    Chemed Corp.                                               700   57,134
*   Chindex International, Inc.                                393    5,384
#   Cigna Corp.                                              4,851  320,991
    Community Health Systems, Inc.                           5,091  231,997
    Computer Programs & Systems, Inc.                          184    9,653
#*  Conceptus, Inc.                                          1,139   35,320
    CONMED Corp.                                             1,261   39,507
    Cooper Cos., Inc. (The)                                  2,104  232,282
*   Corvel Corp.                                               433   20,555
#*  Covance, Inc.                                            1,146   85,446
    Coventry Health Care, Inc.                               3,500  173,425
    Covidien P.L.C.                                          4,400  280,896

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Health Care -- (Continued)
    CR Bard, Inc.                                            1,168 $116,052
*   Cross Country Healthcare, Inc.                             700    3,500
    CryoLife, Inc.                                             900    5,400
*   Cumberland Pharmaceuticals, Inc.                           290    1,357
*   Cutera, Inc.                                               527    5,855
*   Cyberonics, Inc.                                           600   26,052
*   Cynosure, Inc. Class A                                     659   17,042
*   DaVita HealthCare Partners, Inc.                         1,100  130,515
#   DENTSPLY International, Inc.                             2,400  101,640
#*  Depomed, Inc.                                            1,381    7,609
#*  Edwards Lifesciences Corp.                               1,734  110,612
#   Eli Lilly & Co.                                          6,785  375,753
*   Emergent Biosolutions, Inc.                              1,107   16,981
*   Emeritus Corp.                                             948   24,364
#*  Endo Health Solutions, Inc.                              2,700   98,928
*   Endocyte, Inc.                                             561    7,792
    Ensign Group, Inc. (The)                                   738   25,734
*   Enzo Biochem, Inc.                                         646    1,447
    Enzon Pharmaceuticals, Inc.                              1,612    5,320
*   Exactech, Inc.                                             500    9,250
#*  ExamWorks Group, Inc.                                      606   10,969
*   Express Scripts Holding Co.                              6,275  372,547
*   Five Star Quality Care, Inc.                             1,814    8,580
*   Forest Laboratories, Inc.                                1,130   42,273
*   Furiex Pharmaceuticals, Inc.                               175    5,941
*   Gentiva Health Services, Inc.                            1,425   14,948
#*  Gilead Sciences, Inc.                                   16,228  821,786
*   Greatbatch, Inc.                                         1,002   27,996
*   Haemonetics Corp.                                        2,427   93,439
*   Hanger, Inc.                                             1,400   42,546
*   Harvard Bioscience, Inc.                                   600    3,072
    HCA Holdings, Inc.                                       3,474  138,578
*   Health Management Associates, Inc. Class A              11,318  130,044
*   Health Net, Inc.                                         3,580  105,252
*   HealthSouth Corp.                                        2,233   61,407
*   HealthStream, Inc.                                         600   13,776
*   Healthways, Inc.                                         1,491   20,710
#*  Henry Schein, Inc.                                       1,951  176,370
    Hi-Tech Pharmacal Co., Inc.                                500   16,530
    Hill-Rom Holdings, Inc.                                  2,079   70,832
#*  HMS Holdings Corp.                                         353    8,899
*   Hologic, Inc.                                            9,359  190,643
#*  Hospira, Inc.                                            5,640  186,797
    Humana, Inc.                                             6,186  458,444
*   ICU Medical, Inc.                                          660   39,765
#*  IDEXX Laboratories, Inc.                                   800   70,368
#*  Illumina, Inc.                                           1,176   76,075
*   Impax Laboratories, Inc.                                 2,100   36,750
#*  Incyte Corp., Ltd.                                       3,610   79,961
*   Infinity Pharmaceuticals, Inc.                             498   21,459
*   Integra LifeSciences Holdings Corp.                      1,064   37,272
    Invacare Corp.                                             890   11,971

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                       SHARES   VALUE+
                                                       ------ ----------
Health Care -- (Continued)
*     IPC The Hospitalist Co., Inc.                       573 $   26,140
*     Isis Pharmaceuticals, Inc.                          234      5,239
*     Jazz Pharmaceuticals P.L.C.                       1,800    105,030
      Johnson & Johnson                                30,243  2,577,611
*     Kindred Healthcare, Inc.                          2,179     22,858
#*    Laboratory Corp. of America Holdings                900     84,024
      Landauer, Inc.                                      260     14,526
*     Lannett Co., Inc.                                   400      4,644
      LeMaitre Vascular, Inc.                             500      3,030
*     LHC Group, Inc.                                     689     14,965
*     Life Technologies Corp.                           7,324    539,706
*     LifePoint Hospitals, Inc.                         2,976    142,848
*     Luminex Corp.                                       897     14,917
*     Magellan Health Services, Inc.                    1,296     66,303
      Masimo Corp.                                      2,577     51,695
      McKesson Corp.                                    2,433    257,460
*     MedAssets, Inc.                                   3,169     59,355
(o)*  MedCath Corp.                                       117        160
*     Medical Action Industries, Inc.                     300      2,439
*     Medicines Co. (The)                               1,638     55,299
*     Medidata Solutions, Inc.                            224     14,865
#*    Medivation, Inc.                                    928     48,915
#*    MEDNAX, Inc.                                      2,400    212,952
#     Medtronic, Inc.                                  13,479    629,200
      Merck & Co., Inc.                                39,796  1,870,412
#*    Merge Healthcare, Inc.                            3,333     10,399
      Meridian Bioscience, Inc.                           144      2,922
*     Merit Medical Systems, Inc.                       1,779     17,203
#*    Mettler-Toledo International, Inc.                  300     62,688
*     Molina Healthcare, Inc.                           2,336     77,555
*     Momenta Pharmaceuticals, Inc.                     1,446     17,815
*     MWI Veterinary Supply, Inc.                         430     50,615
*     Myriad Genetics, Inc.                             2,499     69,597
      National Healthcare Corp.                           500     23,215
*     Natus Medical, Inc.                               1,182     14,787
*     NuVasive, Inc.                                    1,987     41,667
      Omnicare, Inc.                                    4,650    203,530
*     Omnicell, Inc.                                    1,529     27,553
#*    Onyx Pharmaceuticals, Inc.                        1,400    132,720
#*    Opko Health, Inc.                                 6,200     41,292
*     OraSure Technologies, Inc.                          625      2,788
*     Orthofix International NV                           449     14,548
#     Owens & Minor, Inc.                               3,014     98,166
*     Palomar Medical Technologies, Inc.                  595      8,062
*     PAREXEL International Corp.                       1,794     73,464
#     Patterson Cos., Inc.                              3,919    148,726
*     PDI, Inc.                                           200        914
#     PDL BioPharma, Inc.                               4,450     34,443
      PerkinElmer, Inc.                                 4,931    151,135
      Perrigo Co.                                         764     91,229
      Pfizer, Inc.                                     63,534  1,846,933
*     PharMerica Corp.                                  1,213     15,636

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Health Care -- (Continued)
#*  PhotoMedex, Inc.                                             6 $     98
*   Pozen, Inc.                                                739    3,643
*   Progenics Pharmaceuticals, Inc.                            624    2,870
*   Providence Service Corp. (The)                             447    7,827
    Quality Systems, Inc.                                    1,793   32,041
#   Quest Diagnostics, Inc.                                  3,376  190,170
#   Questcor Pharmaceuticals, Inc.                           1,000   30,740
*   Quidel Corp.                                             1,116   24,909
*   RadNet, Inc.                                               600    1,644
#*  Regeneron Pharmaceuticals, Inc.                            754  162,216
*   Repligen Corp.                                             989    8,861
#   ResMed, Inc.                                             2,676  128,502
*   Rigel Pharmaceuticals, Inc.                              1,688    8,086
*   Rochester Medical Corp.                                    271    3,680
*   RTI Biologics, Inc.                                      2,790   11,104
#*  Salix Pharmaceuticals, Ltd.                              1,190   62,225
#*  Sangamo Biosciences, Inc.                                   26      265
*   Santarus, Inc.                                             674   12,381
*   Sciclone Pharmaceuticals, Inc.                           1,491    7,052
#*  Seattle Genetics, Inc.                                   1,709   63,148
    Select Medical Holdings Corp.                            5,549   45,779
*   Sirona Dental Systems, Inc.                              2,500  183,850
*   Skilled Healthcare Group, Inc. Class A                     700    4,928
*   Solta Medical, Inc.                                      2,296    4,477
*   Spectranetics Corp.                                        600   11,190
#   Spectrum Pharmaceuticals, Inc.                           1,060    7,855
#   St Jude Medical, Inc.                                    3,029  124,855
*   Staar Surgical Co.                                         500    3,490
    STERIS Corp.                                             2,672  111,128
#   Stryker Corp.                                            2,500  163,950
*   SurModics, Inc.                                            714   18,885
*   Symmetry Medical, Inc.                                   1,706   20,336
*   Team Health Holdings, Inc.                               1,765   65,799
    Teleflex, Inc.                                           1,814  141,728
*   Tenet Healthcare Corp.                                   1,375   62,370
*   Theragenics Corp.                                          600      864
#*  Theravance, Inc.                                           145    4,894
    Thermo Fisher Scientific, Inc.                           4,117  332,160
*   Thoratec Corp.                                           2,700   97,740
*   Tornier NV                                                 218    3,965
*   TranS1, Inc.                                               300      603
*   Triple-S Management Corp. Class B                          800   14,424
    UnitedHealth Group, Inc.                                16,370  981,054
    Universal American Corp.                                 2,009   17,177
    Universal Health Services, Inc. Class B                    991   65,991
    US Physical Therapy, Inc.                                  424   10,117
*   Vanguard Health Systems, Inc.                            3,093   45,251
#*  Varian Medical Systems, Inc.                             1,719  111,976
*   Vascular Solutions, Inc.                                   600    9,546
*   VCA Antech, Inc.                                         4,571  110,161
*   Vertex Pharmaceuticals, Inc.                             1,922  147,648
*   ViroPharma, Inc.                                         2,336   63,656

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Health Care -- (Continued)
    Warner Chilcott P.L.C. Class A                          1,900  $    27,322
#*  Waters Corp.                                            1,800      166,320
*   WellCare Health Plans, Inc.                             1,400       81,634
#   WellPoint, Inc.                                         6,525      475,803
    West Pharmaceutical Services, Inc.                      1,600      102,176
*   Wright Medical Group, Inc.                              1,822       42,708
*   XenoPort, Inc.                                            111          689
#   Zimmer Holdings, Inc.                                   5,344      408,549
                                                                   -----------
Total Health Care                                                   29,038,514
                                                                   -----------
Industrials -- (9.2%)
#   3M Co.                                                  5,334      558,523
    AAON, Inc.                                                750       21,308
    AAR Corp.                                               1,540       27,504
    ABM Industries, Inc.                                    2,100       47,355
#*  Acacia Research Corp.                                   1,488       35,444
*   ACCO Brands Corp.                                       3,257       21,985
    Aceto Corp.                                             1,000       10,400
#   Acorn Energy, Inc.                                        200        1,500
#   Actuant Corp. Class A                                   3,519      110,145
#   Acuity Brands, Inc.                                       600       43,776
    ADT Corp. (The)                                         4,933      215,276
*   Advisory Board Co. (The)                                  600       29,490
*   AECOM Technology Corp.                                  4,952      143,955
*   Aegion Corp.                                            1,353       28,494
#*  Aerovironment, Inc.                                       903       17,482
#   AGCO Corp.                                              3,296      175,512
*   Air Transport Services Group, Inc.                      1,100        6,347
    Aircastle, Ltd.                                         2,100       29,316
    Alamo Group, Inc.                                         400       16,028
*   Alaska Air Group, Inc.                                  1,200       73,968
    Albany International Corp. Class A                      1,347       39,130
    Allegiant Travel Co.                                      500       44,950
    Alliant Techsystems, Inc.                               1,532      113,920
    Altra Holdings, Inc.                                      968       25,797
    AMERCO                                                    573       92,081
*   Ameresco, Inc. Class A                                    546        4,024
    American Railcar Industries, Inc.                         800       28,568
    American Science & Engineering, Inc.                      300       19,344
#*  American Superconductor Corp.                             439        1,102
*   American Woodmark Corp.                                   400       13,460
#   AMETEK, Inc.                                            3,543      144,236
    Ampco-Pittsburgh Corp.                                    357        6,690
    AO Smith Corp.                                          2,200      165,946
    Apogee Enterprises, Inc.                                1,700       43,316
    Applied Industrial Technologies, Inc.                   1,400       59,150
    Argan, Inc.                                               422        7,469
    Arkansas Best Corp.                                       843        8,860
*   Armstrong World Industries, Inc.                        1,596       81,460
    Astec Industries, Inc.                                  1,000       32,830
*   Astronics Corp.                                           253        7,033
*   Atlas Air Worldwide Holdings, Inc.                        511       19,111

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#   Avery Dennison Corp.                                     5,104 $211,561
*   Avis Budget Group, Inc.                                  2,496   71,985
    AZZ, Inc.                                                1,009   42,671
*   B/E Aerospace, Inc.                                      2,400  150,576
    Babcock & Wilcox Co. (The)                               3,044   82,797
    Barnes Group, Inc.                                       2,050   56,928
    Barrett Business Services, Inc.                            297   15,723
*   Beacon Roofing Supply, Inc.                              1,989   75,841
    Belden, Inc.                                             1,640   81,049
*   Blount International, Inc.                                 900   12,501
*   BlueLinx Holdings, Inc.                                  1,514    4,406
    Boeing Co. (The)                                         4,800  438,768
    Brady Corp. Class A                                      1,950   66,066
#   Briggs & Stratton Corp.                                  2,000   44,980
    Brink's Co. (The)                                        2,100   55,671
*   Builders FirstSource, Inc.                                 800    4,952
*   CAI International, Inc.                                    425   10,833
    Carlisle Cos., Inc.                                      1,958  127,015
*   Casella Waste Systems, Inc. Class A                        900    3,924
#   Caterpillar, Inc.                                        5,600  474,152
*   CBIZ, Inc.                                               1,118    7,256
    CDI Corp.                                                  500    7,835
    Ceco Environmental Corp.                                   600    6,966
    Celadon Group, Inc.                                        500    8,395
    CH Robinson Worldwide, Inc.                              1,698  100,844
*   Chart Industries, Inc.                                   1,000   84,810
    Chicago Bridge & Iron Co. NV                               399   21,462
#   Cintas Corp.                                             3,600  161,532
    CIRCOR International, Inc.                                 600   28,398
#   CLARCOR, Inc.                                            1,400   72,380
#*  Clean Harbors, Inc.                                      1,500   85,455
    CNH Global NV                                              232    9,542
    Coleman Cable, Inc.                                        153    2,295
#*  Colfax Corp.                                             3,202  149,437
*   Columbus McKinnon Corp.                                    699   13,127
    Comfort Systems USA, Inc.                                1,453   18,642
*   Commercial Vehicle Group, Inc.                           1,000    7,010
    Con-way, Inc.                                            1,365   46,137
*   Consolidated Graphics, Inc.                                280    9,988
#*  Copart, Inc.                                             3,600  126,900
    Corporate Executive Board Co. (The)                        778   43,848
    Courier Corp.                                              400    5,760
    Covanta Holding Corp.                                    2,200   44,000
*   CPI Aerostructures, Inc.                                   300    2,763
*   CRA International, Inc.                                    400    7,376
    Crane Co.                                                  704   37,896
    Cubic Corp.                                                800   34,376
#   Cummins, Inc.                                            2,740  291,509
#   Danaher Corp.                                            4,550  277,277
#   Deere & Co.                                              4,611  411,762
#*  Delta Air Lines, Inc.                                   10,054  172,326
    Deluxe Corp.                                             2,128   81,162

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   DigitalGlobe, Inc.                                        2,667 $   77,850
*   Dolan Co. (The)                                           1,291      2,233
#   Donaldson Co., Inc.                                       4,000    145,520
    Douglas Dynamics, Inc.                                      841     11,766
#   Dover Corp.                                               3,270    225,565
*   Ducommun, Inc.                                              200      4,898
#   Dun & Bradstreet Corp. (The)                              2,115    187,072
*   DXP Enterprises, Inc.                                       400     26,752
*   Dycom Industries, Inc.                                    1,200     23,184
    Dynamic Materials Corp.                                     497      7,892
#   Eaton Corp. P.L.C.                                        8,666    532,179
#*  Echo Global Logistics, Inc.                                 662     11,486
    EMCOR Group, Inc.                                         2,901    108,497
    Emerson Electric Co.                                      9,583    531,952
    Encore Wire Corp.                                           782     25,611
*   Energy Recovery, Inc.                                       975      3,569
*   EnergySolutions, Inc.                                     2,328      9,615
*   EnerNOC, Inc.                                             1,220     21,374
*   EnerSys, Inc.                                             2,000     91,680
*   Engility Holdings, Inc.                                     441     10,566
    Ennis, Inc.                                               1,000     15,370
*   EnPro Industries, Inc.                                      801     39,473
    Equifax, Inc.                                             2,400    146,880
    ESCO Technologies, Inc.                                   1,418     51,005
*   Esterline Technologies Corp.                              1,300     97,552
    Exelis, Inc.                                              7,490     83,663
    Expeditors International of Washington, Inc.              3,885    139,588
    Exponent, Inc.                                              300     15,810
    Fastenal Co.                                              4,596    225,434
*   Federal Signal Corp.                                      2,530     19,633
#   FedEx Corp.                                               2,758    259,280
*   Flow International Corp.                                    800      2,928
#   Flowserve Corp.                                             800    126,496
#   Fluor Corp.                                               3,089    176,011
*   Fortune Brands Home & Security, Inc.                      2,238     81,441
    Forward Air Corp.                                           400     14,756
*   Franklin Covey Co.                                          400      5,632
    Franklin Electric Co., Inc.                               1,400     45,318
    FreightCar America, Inc.                                    400      8,352
*   FTI Consulting, Inc.                                      1,355     44,878
*   Fuel Tech, Inc.                                             100        400
*   Furmanite Corp.                                           1,258      7,988
    G&K Services, Inc. Class A                                  393     18,467
    Gardner Denver, Inc.                                      1,600    120,144
    GATX Corp.                                                  600     30,570
#*  Genco Shipping & Trading, Ltd.                            1,212      2,073
*   Gencor Industries, Inc.                                     300      2,076
#*  GenCorp, Inc.                                             1,473     19,252
    Generac Holdings, Inc.                                    2,221     79,801
*   General Cable Corp.                                       2,001     68,994
    General Dynamics Corp.                                    2,700    199,692
    General Electric Co.                                    131,590  2,933,141

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Genesee & Wyoming, Inc. Class A                          1,400 $119,280
*   Gibraltar Industries, Inc.                               1,224   22,889
    Global Power Equipment Group, Inc.                         464    7,656
    Gorman-Rupp Co. (The)                                      700   19,775
*   GP Strategies Corp.                                        500   11,025
#   Graco, Inc.                                              1,100   66,583
#*  GrafTech International, Ltd.                             2,201   15,803
    Graham Corp.                                               200    4,860
    Granite Construction, Inc.                               1,548   42,833
    Great Lakes Dredge & Dock Corp.                          2,200   15,224
*   Greenbrier Cos., Inc.                                      986   22,244
    Griffon Corp.                                            1,790   18,437
    H&E Equipment Services, Inc.                             1,296   26,387
    Harsco Corp.                                             3,652   79,723
#*  Hawaiian Holdings, Inc.                                  1,300    7,137
    Heartland Express, Inc.                                  2,788   37,833
    HEICO Corp.                                                788   34,680
    HEICO Corp. Class A                                      1,145   38,724
    Heidrick & Struggles International, Inc.                   505    6,676
    Herman Miller, Inc.                                      1,088   27,298
#*  Hertz Global Holdings, Inc.                             18,360  442,109
*   Hexcel Corp.                                             3,195   97,447
*   Hill International, Inc.                                 1,100    3,025
    HNI Corp.                                                1,404   48,340
    Houston Wire & Cable Co.                                   600    8,172
*   Hub Group, Inc. Class A                                    800   29,320
    Hubbell, Inc. Class B                                    1,724  165,435
*   Hudson Global, Inc.                                        800    2,640
    Huntington Ingalls Industries, Inc.                      1,601   84,693
*   Hurco Cos., Inc.                                           200    5,366
*   Huron Consulting Group, Inc.                               700   29,246
    Hyster-Yale Materials Handling, Inc.                       600   31,314
*   ICF International, Inc.                                    997   27,029
#   IDEX Corp.                                               2,800  145,684
#*  IHS, Inc. Class A                                          800   77,944
*   II-VI, Inc.                                              2,048   31,683
#   Illinois Tool Works, Inc.                                1,500   96,840
#   Ingersoll-Rand P.L.C.                                    6,258  336,680
#*  InnerWorkings, Inc.                                      1,200   12,084
    Innovative Solutions & Support, Inc.                       300    2,637
    Insperity, Inc.                                            771   21,303
    Insteel Industries, Inc.                                   594    9,849
*   Integrated Electrical Services, Inc.                       300    1,749
#   Interface, Inc.                                          1,796   30,065
    International Shipholding Corp.                            200    3,612
    Intersections, Inc.                                        600    5,736
    Iron Mountain, Inc.                                      2,068   78,294
    ITT Corp.                                                4,202  115,975
#*  Jacobs Engineering Group, Inc.                           5,606  282,991
#   JB Hunt Transport Services, Inc.                         1,000   71,070
*   JetBlue Airways Corp.                                   11,449   78,884
    John Bean Technologies Corp.                               808   16,758

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#   Joy Global, Inc.                                        1,800  $101,736
    Kaman Corp.                                               720    24,329
    Kansas City Southern                                    1,900   207,233
    KAR Auction Services, Inc.                              4,667   104,401
    Kaydon Corp.                                            1,623    38,692
    KBR, Inc.                                               4,830   145,286
    Kelly Services, Inc. Class A                            1,200    20,424
#   Kennametal, Inc.                                        2,119    84,739
    Kforce, Inc.                                            1,128    17,055
    Kimball International, Inc. Class B                     1,135    10,431
#*  Kirby Corp.                                             2,083   155,996
    Knight Transportation, Inc.                             3,100    48,422
    Knoll, Inc.                                             1,852    28,817
*   Korn/Ferry International                                1,978    32,736
*   Kratos Defense & Security Solutions, Inc.                 330     1,680
    L-3 Communications Holdings, Inc.                       2,690   218,562
    Landstar System, Inc.                                     400    21,864
    Lawson Products, Inc.                                     196     2,773
*   Layne Christensen Co.                                     712    14,546
    LB Foster Co. Class A                                     400    17,660
#   Lennox International, Inc.                                731    45,322
    Lincoln Electric Holdings, Inc.                         2,700   142,452
#   Lindsay Corp.                                             550    42,251
*   LMI Aerospace, Inc.                                       400     8,556
#   Lockheed Martin Corp.                                   3,100   307,179
    LSI Industries, Inc.                                      600     4,224
*   Lydall, Inc.                                              500     7,170
*   Magnetek, Inc.                                             50       781
    Manitowoc Co., Inc. (The)                               5,541   103,949
    Manpowergroup, Inc.                                     3,651   194,087
    Marten Transport, Ltd.                                    604    12,303
    Masco Corp.                                             7,200   139,968
*   MasTec, Inc.                                            2,659    73,920
    McGrath RentCorp                                          818    25,407
*   Meritor, Inc.                                           2,442    14,164
    Met-Pro Corp.                                             500     6,700
    Michael Baker Corp.                                       200     4,870
*   Middleby Corp.                                            500    74,790
    Miller Industries, Inc.                                   400     6,044
    Mine Safety Appliances Co.                              1,225    58,800
*   Mistras Group, Inc.                                       854    16,183
*   Mobile Mini, Inc.                                       1,654    46,527
*   Moog, Inc. Class A                                      1,847    85,350
#   MSC Industrial Direct Co., Inc. Class A                   700    55,160
    Mueller Industries, Inc.                                  900    46,602
    Mueller Water Products, Inc. Class A                    5,594    33,116
    Multi-Color Corp.                                         435    11,249
*   MYR Group, Inc.                                           900    20,520
    National Presto Industries, Inc.                          235    17,625
*   Navigant Consulting, Inc.                               1,346    16,596
*   NCI Building Systems, Inc.                                700    11,984
    Nielsen Holdings NV                                     5,156   178,501

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   NN, Inc.                                                  316  $  2,847
#   Nordson Corp.                                           1,400    97,286
*   Nortek, Inc.                                              254    18,252
#   Northrop Grumman Corp.                                  3,000   227,220
*   Northwest Pipe Co.                                        261     7,123
*   Ocean Power Technologies, Inc.                            200       308
*   Old Dominion Freight Line, Inc.                         3,300   127,050
    Omega Flex, Inc.                                           93     1,253
*   On Assignment, Inc.                                     1,588    38,541
*   Orbital Sciences Corp.                                  1,901    34,256
*   Orion Energy Systems, Inc.                                600     1,440
*   Orion Marine Group, Inc.                                  472     4,324
*   Oshkosh Corp.                                           4,319   169,564
*   Owens Corning                                           6,280   264,137
#   PACCAR, Inc.                                            1,900    94,582
    Pall Corp.                                              2,113   140,958
    PAM Transportation Services, Inc.                         100     1,044
*   Park-Ohio Holdings Corp.                                  300    11,034
#   Parker Hannifin Corp.                                   1,600   141,712
*   Patrick Industries, Inc.                                  377     7,638
*   Pendrell Corp.                                          2,291     3,872
    Pentair, Ltd.                                           9,636   523,717
*   PGT, Inc.                                                 625     4,813
    Pike Electric Corp.                                     1,262    19,725
#   Pitney Bowes, Inc.                                      3,903    53,354
#*  Polypore International, Inc.                            1,867    78,283
*   Powell Industries, Inc.                                   428    21,075
*   PowerSecure International, Inc.                           800    10,960
    Precision Castparts Corp.                                 581   111,139
    Primoris Services Corp.                                 1,616    35,617
#   Quad/Graphics, Inc.                                       969    20,252
*   Quality Distribution, Inc.                                400     3,184
#   Quanex Building Products Corp.                          1,226    19,947
*   Quanta Services, Inc.                                   6,633   182,275
    Raven Industries, Inc.                                    600    20,130
#   Raytheon Co.                                            4,500   276,210
*   RBC Bearings, Inc.                                        700    33,670
#   Regal-Beloit Corp.                                      1,939   152,444
*   Republic Airways Holdings, Inc.                         1,333    14,916
    Resources Connection, Inc.                              1,538    17,472
*   Roadrunner Transportation Systems, Inc.                   650    14,632
#   Robert Half International, Inc.                         2,644    86,776
#   Rockwell Automation, Inc.                               2,800   237,384
#   Rockwell Collins, Inc.                                  2,000   125,840
#   Rollins, Inc.                                           1,750    42,560
#   Roper Industries, Inc.                                  2,420   289,553
*   RPX Corp.                                                 200     2,682
#   RR Donnelley & Sons Co.                                 9,659   118,902
*   Rush Enterprises, Inc. Class A                            887    20,303
    Ryder System, Inc.                                      2,798   162,480
*   Saia, Inc.                                                467    19,110
    Schawk, Inc.                                              600     6,108

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#*  Sensata Technologies Holding NV                          1,720 $ 57,534
    Simpson Manufacturing Co., Inc.                          1,839   52,853
    SkyWest, Inc.                                            1,371   19,619
    SL Industries, Inc.                                        100    1,920
#   Snap-on, Inc.                                            2,327  200,587
#   Southwest Airlines Co.                                  24,471  335,253
*   Sparton Corp.                                              143    1,986
*   Spirit Aerosystems Holdings, Inc. Class A                3,604   72,044
*   Spirit Airlines, Inc.                                    1,400   37,380
    SPX Corp.                                                2,340  174,353
*   Standard Parking Corp.                                     400    8,596
*   Standard Register Co. (The)                                600      414
    Standex International Corp.                                521   27,561
    Stanley Black & Decker, Inc.                             6,094  455,892
    Steelcase, Inc. Class A                                  2,650   33,655
#*  Stericycle, Inc.                                           500   54,160
*   Sterling Construction Co., Inc.                            400    4,048
    Sun Hydraulics Corp.                                       900   29,475
#*  Swift Transportation Co.                                 1,965   27,549
#   TAL International Group, Inc.                            1,400   57,960
*   Taser International, Inc.                                1,400   12,334
*   Team, Inc.                                                 600   23,256
*   Tecumseh Products Co. Class A                              400    3,560
*   Teledyne Technologies, Inc.                              1,101   82,641
    Tennant Co.                                                600   28,692
*   Terex Corp.                                              5,091  145,603
*   Tetra Tech, Inc.                                         2,501   65,751
#   Textainer Group Holdings, Ltd.                           1,373   53,094
#   Textron, Inc.                                            6,205  159,779
*   Thermon Group Holdings, Inc.                               951   18,640
#   Timken Co.                                               2,900  152,453
    Titan International, Inc.                                1,654   36,901
#*  Titan Machinery, Inc.                                    1,000   22,560
    Toro Co. (The)                                           1,000   45,010
    Towers Watson & Co. Class A                              1,555  113,391
    TransDigm Group, Inc.                                    1,000  146,800
*   TRC Cos., Inc.                                             500    3,020
#*  Trex Co., Inc.                                             400   19,472
*   Trimas Corp.                                             1,369   41,754
    Trinity Industries, Inc.                                 1,300   54,873
    Triumph Group, Inc.                                      2,200  175,780
*   TrueBlue, Inc.                                           1,673   34,665
*   Tutor Perini Corp.                                       1,121   18,429
    Twin Disc, Inc.                                            300    6,396
    Tyco International, Ltd.                                 7,404  237,816
*   Ultralife Corp.                                            200      788
    UniFirst Corp.                                             600   54,630
    Union Pacific Corp.                                        146   21,602
#*  United Continental Holdings, Inc.                        6,748  217,960
#   United Parcel Service, Inc. Class B                      5,739  492,636
#*  United Rentals, Inc.                                     2,871  151,043
    United Stationers, Inc.                                  1,513   49,127

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
#   United Technologies Corp.                                9,486 $   865,977
    Universal Forest Products, Inc.                            700      27,020
    URS Corp.                                                3,026     132,902
#*  US Airways Group, Inc.                                   1,400      23,660
    US Ecology, Inc.                                           600      16,320
#*  USG Corp.                                                1,700      44,183
    UTi Worldwide, Inc.                                      2,500      36,725
    Valmont Industries, Inc.                                   797     116,147
*   Verisk Analytics, Inc. Class A                           2,392     146,606
*   Versar, Inc.                                               489       2,142
    Viad Corp.                                                 809      21,074
*   Vicor Corp.                                                600       3,222
*   Volt Information Sciences, Inc.                            500       4,050
    VSE Corp.                                                  151       4,604
*   Wabash National Corp.                                    1,846      17,408
*   WABCO Holdings, Inc.                                     1,483     107,117
    Wabtec Corp.                                             1,600     167,904
#   Waste Connections, Inc.                                  3,588     136,165
#   Watsco, Inc.                                             1,400     118,132
    Watts Water Technologies, Inc. Class A                   1,100      51,766
#   Werner Enterprises, Inc.                                 1,314      30,169
#*  WESCO International, Inc.                                1,785     127,967
*   Willis Lease Finance Corp.                                  78       1,107
#   Woodward, Inc.                                           1,978      71,188
#   WW Grainger, Inc.                                          405      99,820
#*  XPO Logistics, Inc.                                        385       6,279
#   Xylem, Inc.                                              3,586      99,511
                                                                   -----------
Total Industrials                                                   31,195,696
                                                                   -----------
Information Technology -- (11.4%)
#*  3D Systems Corp.                                         1,800      68,832
*   Accelrys, Inc.                                           1,845      18,173
    Accenture P.L.C. Class A                                 9,446     769,282
*   ACI Worldwide, Inc.                                      1,129      53,074
*   Actuate Corp.                                            1,433       8,799
*   Acxiom Corp.                                             2,815      55,990
#*  Adobe Systems, Inc.                                      6,389     288,016
#   ADTRAN, Inc.                                             1,506      31,626
*   Advanced Energy Industries, Inc.                           980      16,640
#*  Advanced Micro Devices, Inc.                            17,440      49,181
*   Advent Software, Inc.                                    1,800      52,272
*   Agilysys, Inc.                                             761       8,888
#*  Alliance Data Systems Corp.                                600     103,062
*   Alpha & Omega Semiconductor, Ltd.                          249       1,803
#   Altera Corp.                                             1,600      51,216
    Amdocs, Ltd.                                             4,342     155,009
    American Software, Inc. Class A                            400       3,324
#*  Amkor Technology, Inc.                                     768       3,249
#   Amphenol Corp. Class A                                     800      60,416
*   Amtech Systems, Inc.                                       200         742
    Analog Devices, Inc.                                     2,976     130,914
*   Anaren, Inc.                                               400       9,364

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
    Anixter International, Inc.                              1,157 $   83,003
#*  ANSYS, Inc.                                              1,200     97,032
    AOL, Inc.                                                3,059    118,200
#   Apple, Inc.                                              9,440  4,179,560
#   Applied Materials, Inc.                                 23,345    338,736
*   ARRIS Group, Inc.                                        3,913     64,604
#*  Aruba Networks, Inc.                                     2,264     50,917
*   AsiaInfo-Linkage, Inc.                                   2,100     24,108
*   Aspen Technology, Inc.                                   1,856     56,571
#*  Atmel Corp.                                              6,502     42,068
*   ATMI, Inc.                                                 835     18,161
#*  Autodesk, Inc.                                           4,404    173,430
    Automatic Data Processing, Inc.                          4,455    300,000
    Avago Technologies, Ltd.                                 3,000     95,880
#*  AVG Technologies NV                                      1,100     17,952
*   Avid Technology, Inc.                                    1,011      6,662
*   Avnet, Inc.                                              4,460    146,065
    Aware, Inc.                                                500      2,415
    Badger Meter, Inc.                                         485     21,185
    Bel Fuse, Inc. Class B                                     278      4,092
*   Benchmark Electronics, Inc.                              1,618     28,865
    Black Box Corp.                                            500     10,860
    Blackbaud, Inc.                                            400     11,724
*   Blucora, Inc.                                            1,400     20,678
*   BMC Software, Inc.                                       1,400     63,672
#   Booz Allen Hamilton Holding Corp.                        1,157     17,575
*   Bottomline Technologies de, Inc.                           953     24,969
#   Broadcom Corp. Class A                                   4,452    160,272
#   Broadridge Financial Solutions, Inc.                     3,921     98,731
*   Brocade Communications Systems, Inc.                     8,924     51,938
    Brooks Automation, Inc.                                  1,100     10,692
*   BTU International, Inc.                                    200        460
#   CA, Inc.                                                12,859    346,807
*   Cabot Microelectronics Corp.                               468     15,683
#*  CACI International, Inc. Class A                           900     52,641
#*  Cadence Design Systems, Inc.                             4,600     63,480
*   CalAmp Corp.                                               600      6,678
*   Calix, Inc.                                                847      7,225
*   Cardtronics, Inc.                                          700     19,607
*   Cascade Microtech, Inc.                                    300      2,058
    Cass Information Systems, Inc.                             442     18,476
*   Ceva, Inc.                                                   1         15
*   Checkpoint Systems, Inc.                                   979     11,327
*   CIBER, Inc.                                              2,092      8,912
#*  Cirrus Logic, Inc.                                         463      8,941
    Cisco Systems, Inc.                                     93,181  1,949,347
*   Citrix Systems, Inc.                                     1,159     72,055
*   Clearfield, Inc.                                           600      4,218
    Cognex Corp.                                             1,239     49,188
*   Cognizant Technology Solutions Corp. Class A             2,715    175,932
#*  Cogo Group, Inc.                                           700      1,337
    Coherent, Inc.                                             900     50,337

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
    Cohu, Inc.                                                 323 $  3,091
    Communications Systems, Inc.                               300    2,919
*   CommVault Systems, Inc.                                    801   58,906
    Computer Sciences Corp.                                  5,757  269,715
    Computer Task Group, Inc.                                  610   12,517
*   Compuware Corp.                                          9,617  115,404
*   comScore, Inc.                                             268    4,334
    Comtech Telecommunications Corp.                           364    8,958
#*  Concur Technologies, Inc.                                1,400  102,354
*   Constant Contact, Inc.                                     624    9,117
    Convergys Corp.                                          4,549   77,424
*   CoreLogic, Inc.                                          3,993  108,929
#   Corning, Inc.                                            7,135  103,457
*   CoStar Group, Inc.                                          92    9,974
*   Cray, Inc.                                               1,325   28,037
#*  Cree, Inc.                                               4,344  245,740
*   CSG Systems International, Inc.                          1,128   24,376
    CTS Corp.                                                  685    7,295
*   Cymer, Inc.                                                537   56,256
    Daktronics, Inc.                                         1,378   13,766
*   Datalink Corp.                                             240    2,686
*   Dealertrack Technologies, Inc.                           1,373   38,238
    Dell, Inc.                                              20,200  270,680
*   Demand Media, Inc.                                       1,267   10,972
*   Dice Holdings, Inc.                                      1,800   15,192
#   Diebold, Inc.                                            2,480   72,639
*   Digi International, Inc.                                   815    7,433
    Digimarc Corp.                                             127    2,786
*   Digital River, Inc.                                        936   13,553
*   Diodes, Inc.                                               901   18,254
#   Dolby Laboratories, Inc. Class A                         1,265   41,555
*   DSP Group, Inc.                                             10       81
    DST Systems, Inc.                                        1,700  117,555
*   DTS, Inc.                                                  453    7,601
*   Dynamics Research Corp.                                    300    1,752
    EarthLink, Inc.                                          3,454   19,653
*   eBay, Inc.                                              15,393  806,439
    Ebix, Inc.                                                 960   17,866
*   Echelon Corp.                                              700    1,547
*   EchoStar Corp. Class A                                   1,534   60,240
    Electro Rent Corp.                                         804   13,322
    Electro Scientific Industries, Inc.                      1,011   10,899
*   Electronic Arts, Inc.                                    1,120   19,723
*   Electronics for Imaging, Inc.                            1,609   42,992
#*  Ellie Mae, Inc.                                            362    9,419
*   EMC Corp.                                               21,846  490,006
*   Emulex Corp.                                             2,313   13,878
*   Entegris, Inc.                                           3,413   32,355
*   Entropic Communications, Inc.                            2,237    9,485
*   Envestnet, Inc.                                             90    1,640
    EPIQ Systems, Inc.                                       1,009   14,096
    ePlus, Inc.                                                400   18,192

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
#*  Equinix, Inc.                                            1,116 $  238,936
*   Euronet Worldwide, Inc.                                  1,560     47,627
*   Exar Corp.                                               1,220     13,152
*   ExlService Holdings, Inc.                                1,038     33,860
*   Extreme Networks                                         2,741      9,128
*   F5 Networks, Inc.                                        1,000     76,430
*   Fabrinet                                                   715      9,817
#   FactSet Research Systems, Inc.                             644     60,581
    Fair Isaac Corp.                                         1,100     51,238
*   Fairchild Semiconductor International, Inc.              3,440     44,376
*   FARO Technologies, Inc.                                    400     15,516
    FEI Co.                                                  1,200     76,656
    Fidelity National Information Services, Inc.             4,024    169,209
#*  Finisar Corp.                                            3,323     42,667
#*  First Solar, Inc.                                        3,600    167,616
*   Fiserv, Inc.                                             1,600    145,776
*   FleetCor Technologies, Inc.                              2,164    166,412
    Forrester Research, Inc.                                   600     21,510
#*  Fortinet, Inc.                                           2,600     46,696
#*  Freescale Semiconductor, Ltd.                            1,600     24,768
#*  Fusion-io, Inc.                                          3,000     56,340
#*  Gartner, Inc.                                            1,400     80,990
    Genpact, Ltd.                                            6,716    124,918
*   Global Cash Access Holdings, Inc.                        2,100     14,973
#   Global Payments, Inc.                                    2,119     98,322
*   Globecomm Systems, Inc.                                    671      8,220
*   Google, Inc. Class A                                     2,813  2,319,515
*   GSI Group, Inc.                                            618      5,278
*   GSI Technology, Inc.                                       600      3,744
#*  GT Advanced Technologies, Inc.                           2,386      9,377
    Hackett Group, Inc. (The)                                  800      3,904
*   Harmonic, Inc.                                           3,664     20,812
#   Harris Corp.                                             2,173    100,393
#   Heartland Payment Systems, Inc.                          1,088     35,784
#   Hewlett-Packard Co.                                     36,853    759,172
*   Hittite Microwave Corp.                                    764     42,868
#*  Hutchinson Technology, Inc.                                900      2,520
    IAC/InterActiveCorp                                      2,800    131,796
*   ID Systems, Inc.                                           400      2,160
#*  Identive Group, Inc.                                        28         27
*   iGATE Corp.                                              1,502     25,068
*   iGO, Inc.                                                   41        102
*   Imation Corp.                                              397      1,461
#*  Infinera Corp.                                           3,206     26,995
#*  Informatica Corp.                                        2,772     91,282
*   Ingram Micro, Inc. Class A                               5,648    100,591
*   Innodata, Inc.                                             400      1,312
*   Inphi Corp.                                                  6         56
*   Insight Enterprises, Inc.                                1,499     27,162
*   Integrated Device Technology, Inc.                       2,264     16,097
*   Integrated Silicon Solution, Inc.                          700      6,419
*   Interactive Intelligence Group, Inc.                       500     20,715

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
#   InterDigital, Inc.                                       1,200 $   53,292
*   Internap Network Services Corp.                          1,900     15,162
#   International Business Machines Corp.                    5,125  1,038,017
    Intersil Corp. Class A                                   5,929     46,009
*   Intevac, Inc.                                              500      2,265
#   Intuit, Inc.                                             3,300    196,812
#   IPG Photonics Corp.                                        600     38,208
*   Itron, Inc.                                              1,479     58,642
*   Ixia                                                     2,248     37,025
    IXYS Corp.                                                 734      6,650
#   j2 Global, Inc.                                          1,601     65,161
#   Jabil Circuit, Inc.                                      7,125    126,825
    Jack Henry & Associates, Inc.                            2,600    120,640
#*  JDS Uniphase Corp.                                       7,648    103,248
*   Juniper Networks, Inc.                                  21,880    362,114
*   Kemet Corp.                                                318      1,981
*   Key Tronic Corp.                                           334      3,774
*   KIT Digital, Inc.                                          577        176
#   KLA-Tencor Corp.                                         1,300     70,525
*   Kopin Corp.                                              1,468      4,859
*   Kulicke & Soffa Industries, Inc.                         1,812     20,947
*   KVH Industries, Inc.                                        99      1,308
#*  Lam Research Corp.                                       5,219    241,222
*   Lattice Semiconductor Corp.                                830      3,860
    Lender Processing Services, Inc.                         2,438     67,630
    Lexmark International, Inc. Class A                      3,325    100,781
*   Limelight Networks, Inc.                                 1,080      2,084
#   Linear Technology Corp.                                  2,200     80,300
#*  LinkedIn Corp. Class A                                     791    151,943
*   Lionbridge Technologies, Inc.                              815      2,787
#*  Liquidity Services, Inc.                                   101      3,323
    Littelfuse, Inc.                                           753     52,574
*   LSI Corp.                                               17,475    114,286
*   LTX-Credence Corp.                                       1,333      7,865
*   Magnachip Semiconductor Corp.                            1,000     16,040
*   Manhattan Associates, Inc.                                 300     21,063
#   ManTech International Corp. Class A                        501     13,372
    Marchex, Inc. Class B                                      700      2,891
    Marvell Technology Group, Ltd.                          13,645    146,820
    Mastercard, Inc. Class A                                   575    317,935
#   Maxim Integrated Products, Inc.                          1,720     53,200
    MAXIMUS, Inc.                                              875     69,729
*   Measurement Specialties, Inc.                              532     22,754
*   MEMC Electronic Materials, Inc.                         10,601     57,245
*   MEMSIC, Inc.                                               500      2,035
    Mentor Graphics Corp.                                    3,975     72,583
#*  Mercury Systems, Inc.                                       52        402
    Methode Electronics, Inc.                                1,300     18,694
    Micrel, Inc.                                             1,226     12,334
#   Microchip Technology, Inc.                                 500     18,210
*   Micron Technology, Inc.                                 32,511    306,254
#*  MICROS Systems, Inc.                                     1,400     59,374

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
*   Microsemi Corp.                                          2,184 $   45,427
#   Microsoft Corp.                                         88,224  2,920,214
#*  Mindspeed Technologies, Inc.                             1,000      2,290
    MKS Instruments, Inc.                                    1,233     33,131
*   ModusLink Global Solutions, Inc.                         1,100      3,080
*   MoneyGram International, Inc.                              407      6,720
    Monolithic Power Systems, Inc.                             810     19,537
    Monotype Imaging Holdings, Inc.                          1,050     24,350
#*  Monster Worldwide, Inc.                                  4,944     21,655
#   Motorola Solutions, Inc.                                 3,414    195,281
*   Move, Inc.                                                 995     11,353
    MTS Systems Corp.                                          534     32,547
*   Multi-Fineline Electronix, Inc.                            722     11,003
*   Nanometrics, Inc.                                          527      7,394
#   National Instruments Corp.                               3,276     89,533
*   NCI, Inc. Class A                                          100        422
*   NCR Corp.                                                3,777    102,999
#*  NetApp, Inc.                                             5,987    208,886
*   NETGEAR, Inc.                                            1,500     44,685
#*  Netlist, Inc.                                              400        227
*   Netscout Systems, Inc.                                   1,300     29,653
#*  NetSuite, Inc.                                             849     74,678
*   NeuStar, Inc. Class A                                    2,061     90,416
*   Newport Corp.                                            1,290     19,544
#*  Nuance Communications, Inc.                              5,131     97,694
#   NVIDIA Corp.                                            26,341    362,716
*   Official Payments Holdings, Inc.                           256      1,439
*   OmniVision Technologies, Inc.                            1,293     17,339
#*  ON Semiconductor Corp.                                  19,904    156,445
*   Oplink Communications, Inc.                                800     13,136
    Oracle Corp.                                            43,403  1,422,750
*   OSI Systems, Inc.                                          500     28,650
*   PAR Technology Corp.                                       300      1,257
    Park Electrochemical Corp.                                 523     12,484
    PC Connection, Inc.                                        346      5,342
    Perceptron, Inc.                                           200      1,398
*   Perficient, Inc.                                         1,076     11,276
*   Pericom Semiconductor Corp.                                400      2,584
*   Photronics, Inc.                                           735      5,799
    Plantronics, Inc.                                        1,306     57,229
*   Plexus Corp.                                             1,200     32,364
*   PMC - Sierra, Inc.                                       7,989     46,017
*   Polycom, Inc.                                            4,534     47,607
    Power Integrations, Inc.                                   500     20,705
*   Power-One, Inc.                                          3,887     24,566
*   PRGX Global, Inc.                                          400      2,236
*   Progress Software Corp.                                  2,023     45,659
#*  PTC, Inc.                                                3,685     88,477
#*  Pulse Electronics Corp.                                    348        113
*   QLIK Technologies, Inc.                                  2,000     52,020
*   QLogic Corp.                                             3,968     43,092
    QUALCOMM, Inc.                                          19,186  1,182,241

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   QuinStreet, Inc.                                           195 $  1,275
#*  Rackspace Hosting, Inc.                                  1,436   69,215
*   Radisys Corp.                                              732    3,631
*   Rambus, Inc.                                             2,900   20,184
*   RealNetworks, Inc.                                         971    7,477
#*  Red Hat, Inc.                                              626   30,004
*   Responsys, Inc.                                            798    6,200
*   RF Micro Devices, Inc.                                   7,369   41,340
    Richardson Electronics, Ltd.                               500    5,865
    Rimage Corp.                                               208    1,874
#*  Riverbed Technology, Inc.                                4,496   66,811
*   Rofin-Sinar Technologies, Inc.                             926   23,057
*   Rogers Corp.                                               581   24,774
*   Rosetta Stone, Inc.                                      1,153   19,520
*   Rovi Corp.                                               1,734   40,558
*   Rudolph Technologies, Inc.                                 847    9,884
*   Saba Software, Inc.                                        600    5,460
#   SAIC, Inc.                                              11,519  172,094
#*  Salesforce.com, Inc.                                     4,900  201,439
*   SanDisk Corp.                                            6,594  345,789
*   Sanmina Corp.                                            2,990   37,734
*   Sapient Corp.                                            3,942   46,043
*   ScanSource, Inc.                                           825   23,900
*   Seachange International, Inc.                            1,200   13,032
    Seagate Technology P.L.C.                                6,300  231,210
*   Semtech Corp.                                            1,391   44,609
*   ShoreTel, Inc.                                             443    1,599
*   Silicon Graphics International Corp.                       600    7,800
*   Silicon Image, Inc.                                      1,800    8,874
*   Silicon Laboratories, Inc.                               2,076   82,438
#*  Skyworks Solutions, Inc.                                 2,333   51,489
*   Smith Micro Software, Inc.                                 500      700
*   SolarWinds, Inc.                                         1,200   61,020
#   Solera Holdings, Inc.                                    1,500   86,370
*   Sonus Networks, Inc.                                    11,379   23,896
*   Spansion, Inc. Class A                                     901   11,704
*   SS&C Technologies Holdings, Inc.                         2,690   82,556
*   Stamps.com, Inc.                                           486   16,446
*   StarTek, Inc.                                              200    1,386
#*  STEC, Inc.                                               1,100    3,993
*   Super Micro Computer, Inc.                               1,013    9,745
*   support.com, Inc.                                        1,000    3,990
*   Sykes Enterprises, Inc.                                  1,556   23,947
#*  Symantec Corp.                                          12,943  314,515
*   Symmetricom, Inc.                                        1,146    5,959
*   Synaptics, Inc.                                          1,078   44,446
*   SYNNEX Corp.                                             1,359   47,021
#*  Synopsys, Inc.                                           2,700   96,039
    Syntel, Inc.                                             1,200   75,804
#*  Take-Two Interactive Software, Inc.                      2,791   42,591
    TE Connectivity, Ltd.                                    3,196  139,186
*   Tech Data Corp.                                          1,421   66,403

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   TechTarget, Inc.                                           844 $  3,747
*   TeleCommunication Systems, Inc. Class A                    971    1,874
*   Telenav, Inc.                                            1,165    6,105
*   TeleTech Holdings, Inc.                                  1,480   31,509
    Tellabs, Inc.                                           11,566   23,942
    Telular Corp.                                              422    5,389
#*  Teradata Corp.                                           1,800   91,926
#*  Teradyne, Inc.                                           7,877  129,498
    Tessco Technologies, Inc.                                  126    2,575
    Tessera Technologies, Inc.                               1,321   26,909
#   Texas Instruments, Inc.                                 10,111  366,119
    TheStreet, Inc.                                            700    1,302
#*  TIBCO Software, Inc.                                     3,100   60,171
    Total System Services, Inc.                              2,125   50,193
    Transact Technologies, Inc.                                300    2,253
*   Travelzoo, Inc.                                            400   10,212
#*  Trimble Navigation, Ltd.                                 2,726   78,345
*   TriQuint Semiconductor, Inc.                             2,476   14,460
*   TTM Technologies, Inc.                                   1,468   10,614
*   Tyler Technologies, Inc.                                   400   25,296
    Ubiquiti Networks, Inc.                                     27      417
*   Ultimate Software Group, Inc.                              351   33,903
*   Ultratech, Inc.                                            500   14,735
*   Unisys Corp.                                             1,400   26,782
    United Online, Inc.                                      2,559   17,401
*   Unwired Planet, Inc.                                     1,900    3,762
*   ValueClick, Inc.                                         2,580   79,619
#*  Veeco Instruments, Inc.                                    800   30,456
#*  VeriFone Systems, Inc.                                   1,315   28,246
*   Verint Systems, Inc.                                     1,081   35,716
#*  ViaSat, Inc.                                             1,300   63,011
*   Viasystems Group, Inc.                                     156    1,984
*   Video Display Corp.                                         37      135
*   Virtusa Corp.                                            1,004   22,299
#   Visa, Inc. Class A                                       2,326  391,838
*   Vishay Intertechnology, Inc.                             4,148   58,238
*   Vishay Precision Group, Inc.                               335    4,801
#*  VistaPrint NV                                              852   34,762
#*  VMware, Inc. Class A                                       700   49,350
*   Volterra Semiconductor Corp.                               429    5,581
*   Web.com Group, Inc.                                      1,200   20,880
*   WebMD Health Corp.                                         900   21,735
*   Websense, Inc.                                             406    7,243
*   Westell Technologies, Inc. Class A                         700    1,372
    Western Digital Corp.                                    7,142  394,810
*   WEX, Inc.                                                1,150   87,147
    Xerox Corp.                                             41,191  353,419
#   Xilinx, Inc.                                             5,594  212,069
*   XO Group, Inc.                                             950   10,697
*   Yahoo!, Inc.                                            15,190  375,649
*   Zebra Technologies Corp. Class A                         2,339  109,114
*   Zix Corp.                                                1,205    4,531

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
*   Zygo Corp.                                                 500 $     7,480
                                                                   -----------
Total Information Technology                                        38,656,262
                                                                   -----------
Materials -- (3.4%)
    A Schulman, Inc.                                         1,031      26,775
*   AEP Industries, Inc.                                       179      13,801
    Air Products & Chemicals, Inc.                           1,854     161,224
#   Airgas, Inc.                                             1,600     154,640
#   Albemarle Corp.                                          2,203     134,934
#   Alcoa, Inc.                                             36,473     310,020
#   Allegheny Technologies, Inc.                             4,175     112,641
#*  Allied Nevada Gold Corp.                                 2,797      29,928
#*  AM Castle & Co.                                            956      16,558
    AMCOL International Corp.                                  667      20,524
*   American Pacific Corp.                                     200       4,902
    American Vanguard Corp.                                    800      23,072
#   Aptargroup, Inc.                                         2,190     122,859
*   Arabian American Development Co.                           500       3,805
    Ashland, Inc.                                            2,065     175,959
    Axiall Corp.                                             1,609      84,392
    Balchem Corp.                                              834      36,146
    Ball Corp.                                               2,600     114,712
#   Bemis Co., Inc.                                          6,161     242,435
    Boise, Inc.                                              3,993      31,904
    Buckeye Technologies, Inc.                               2,150      80,818
    Cabot Corp.                                              2,600      97,656
*   Calgon Carbon Corp.                                      2,500      42,600
#   Carpenter Technology Corp.                               1,484      66,721
    Celanese Corp. Series A                                  1,992      98,425
*   Century Aluminum Co.                                     3,446      28,119
    Chase Corp.                                                200       3,880
*   Chemtura Corp.                                           3,210      68,245
*   Clearwater Paper Corp.                                     734      33,779
#   Cliffs Natural Resources, Inc.                           1,700      36,278
    Commercial Metals Co.                                    4,700      68,714
#   Compass Minerals International, Inc.                       800      69,232
*   Contango ORE, Inc.                                          50         430
#*  Crown Holdings, Inc.                                     2,584     110,285
    Deltic Timber Corp.                                        200      12,496
    Domtar Corp.                                             1,800     125,118
#   Dow Chemical Co. (The)                                  11,060     375,045
    Eagle Materials, Inc.                                    1,900     128,725
    Eastman Chemical Co.                                     3,437     229,076
#   Ecolab, Inc.                                             4,010     339,326
    EI du Pont de Nemours & Co.                              3,400     185,334
#*  Flotek Industries, Inc.                                    907      14,548
#   FMC Corp.                                                1,968     119,458
#   Freeport-McMoRan Copper & Gold, Inc.                     8,549     260,146
    FutureFuel Corp.                                           801       9,812
*   General Moly, Inc.                                       2,819       5,243
    Globe Specialty Metals, Inc.                             2,247      29,346
*   Graphic Packaging Holding Co.                           11,595      87,194

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
#   Greif, Inc. Class A                                       948  $ 45,665
    Hawkins, Inc.                                             400    14,876
    Haynes International, Inc.                                300    14,583
    HB Fuller Co.                                           3,100   117,490
*   Headwaters, Inc.                                        1,600    17,376
*   Horsehead Holding Corp.                                   634     6,784
    Huntsman Corp.                                          7,232   136,395
    Innophos Holdings, Inc.                                   600    30,786
    Innospec, Inc.                                            700    30,807
#   International Flavors & Fragrances, Inc.                  900    69,471
    International Paper Co.                                 6,963   327,122
    Intrepid Potash, Inc.                                   2,295    42,251
    Kaiser Aluminum Corp.                                     650    40,950
    KapStone Paper and Packaging Corp.                      1,800    53,244
    KMG Chemicals, Inc.                                       300     5,508
*   Kraton Performance Polymers, Inc.                       1,172    26,616
#   Kronos Worldwide, Inc.                                  2,007    35,484
*   Landec Corp.                                              900    12,069
*   Louisiana-Pacific Corp.                                 3,500    63,420
    LyondellBasell Industries NV Class A                    2,972   180,400
#   Martin Marietta Materials, Inc.                           906    91,497
    Materion Corp.                                            900    23,841
#*  McEwen Mining, Inc.                                     2,598     6,053
    MeadWestvaco Corp.                                      7,235   249,463
*   Mercer International, Inc.                              1,858    11,687
    Minerals Technologies, Inc.                             2,000    81,260
#*  Molycorp, Inc.                                            770     4,497
    Monsanto Co.                                            4,297   459,006
#   Mosaic Co. (The)                                        3,394   209,036
    Myers Industries, Inc.                                  1,200    17,784
    Neenah Paper, Inc.                                        600    17,256
#   NewMarket Corp.                                           200    53,740
    Noranda Aluminum Holding Corp.                          2,079     7,921
#   Nucor Corp.                                             5,000   218,100
    Olympic Steel, Inc.                                       300     6,000
*   OM Group, Inc.                                          1,454    35,579
*   OMNOVA Solutions, Inc.                                  1,400     9,338
#*  Owens-Illinois, Inc.                                    7,271   191,082
    Packaging Corp. of America                              3,298   156,853
*   Penford Corp.                                             200     2,200
    PH Glatfelter Co.                                       1,455    34,920
    PolyOne Corp.                                             316     7,119
#   PPG Industries, Inc.                                    1,105   162,590
    Praxair, Inc.                                           3,000   342,900
    Reliance Steel & Aluminum Co.                           2,837   184,604
*   Resolute Forest Products, Inc.                          1,500    21,945
    Rock Tenn Co. Class A                                   1,529   153,114
    Rockwood Holdings, Inc.                                 2,235   145,029
#   Royal Gold, Inc.                                        1,945   108,103
#   RPM International, Inc.                                 2,960    95,904
*   RTI International Metals, Inc.                          1,265    36,710
    Schweitzer-Mauduit International, Inc.                  1,300    52,377

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Materials -- (Continued)
#   Scotts Miracle-Gro Co. (The) Class A                     2,401 $   108,885
    Sealed Air Corp.                                        11,732     259,512
*   Senomyx, Inc.                                              300         615
    Sensient Technologies Corp.                              2,676     105,301
    Sherwin-Williams Co. (The)                               1,600     292,976
#   Sigma-Aldrich Corp.                                      1,600     125,904
    Silgan Holdings, Inc.                                    2,273     108,808
#*  Solitario Exploration & Royalty Corp.                    1,000       1,210
#   Sonoco Products Co.                                      4,951     173,483
#   Southern Copper Corp.                                    3,250     108,322
    Steel Dynamics, Inc.                                     7,698     115,778
    Stepan Co.                                                 600      34,164
*   Stillwater Mining Co.                                    4,770      59,339
*   SunCoke Energy, Inc.                                     2,225      33,664
    Synalloy Corp.                                             300       4,227
#*  Texas Industries, Inc.                                   1,100      70,048
    Tronox, Ltd. Class A                                     1,900      39,026
*   United States Lime & Minerals, Inc.                        200       9,236
*   Universal Stainless & Alloy Products, Inc.                 400      13,984
#   US Silica Holdings, Inc.                                 1,234      25,211
    Valhi, Inc.                                              3,135      51,226
    Valspar Corp. (The)                                      3,600     229,752
    Vulcan Materials Co.                                     1,404      70,032
    Wausau Paper Corp.                                       2,700      27,486
    Westlake Chemical Corp.                                    700      58,198
    Worthington Industries, Inc.                             4,500     144,810
*   WR Grace & Co.                                             362      27,914
    Zep, Inc.                                                  611       9,287
*   Zoltek Cos., Inc.                                        1,500      19,815
                                                                   -----------
Total Materials                                                     11,344,298
                                                                   -----------
Telecommunication Services -- (2.1%)
#   AT&T, Inc.                                              82,356   3,085,056
    Atlantic Tele-Network, Inc.                              1,000      50,770
#*  Boingo Wireless, Inc.                                      666       4,149
*   Cbeyond, Inc.                                            1,402      12,310
#   CenturyLink, Inc.                                        6,253     234,925
*   Cincinnati Bell, Inc.                                    9,300      32,736
    Consolidated Communications Holdings, Inc.               1,988      36,639
*   General Communication, Inc. Class A                      2,200      21,362
#*  Hawaiian Telcom Holdco, Inc.                                33         798
    HickoryTech Corp.                                          380       3,906
    IDT Corp. Class B                                          445       6,581
#*  Iridium Communications, Inc.                             3,706      24,867
#*  Leap Wireless International, Inc.                        1,800      10,296
    Lumos Networks Corp.                                       700       9,443
*   MetroPCS Communications, Inc.                            4,596      54,417
    Neutral Tandem, Inc.                                     1,747       5,206
*   ORBCOMM, Inc.                                              218       1,031
*   Premiere Global Services, Inc.                           2,546      28,592
    Primus Telecommunications Group, Inc.                      482       6,059
#*  SBA Communications Corp. Class A                         2,200     173,778

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Telecommunication Services -- (Continued)
    Shenandoah Telecommunications Co.                          800 $   13,112
#*  Sprint Nextel Corp.                                     74,079    522,257
    Telephone & Data Systems, Inc.                           6,089    136,637
*   United States Cellular Corp.                             1,091     41,938
    USA Mobility, Inc.                                         700      9,499
#   Verizon Communications, Inc.                            44,056  2,375,059
*   Vonage Holdings Corp.                                    4,200     12,810
#   Windstream Corp.                                         3,850     32,802
                                                                   ----------
Total Telecommunication Services                                    6,947,035
                                                                   ----------
Utilities -- (2.6%)
#   AGL Resources, Inc.                                      3,547    155,536
    Alliant Energy Corp.                                     2,236    119,648
#   Ameren Corp.                                             1,900     68,875
    American Electric Power Co., Inc.                        5,600    288,008
    American States Water Co.                                  600     33,288
    American Water Works Co., Inc.                           3,000    125,640
#   Aqua America, Inc.                                       4,315    136,915
    Artesian Resources Corp. Class A                           200      4,714
#   Atmos Energy Corp.                                       1,200     53,244
    Black Hills Corp.                                        1,200     56,268
*   Cadiz, Inc.                                                200      1,178
    California Water Service Group                           1,750     35,088
#*  Calpine Corp.                                           13,700    297,701
#   CenterPoint Energy, Inc.                                 6,650    164,122
    CH Energy Group, Inc.                                      555     36,058
    Chesapeake Utilities Corp.                                 200     10,672
    Cleco Corp.                                              1,910     94,583
#   CMS Energy Corp.                                         5,802    173,712
    Connecticut Water Service, Inc.                            367     10,452
#   Consolidated Edison, Inc.                                2,600    165,490
    Consolidated Water Co., Ltd.                               163      1,625
    Delta Natural Gas Co., Inc.                                149      3,230
    Dominion Resources, Inc.                                 4,726    291,500
#   DTE Energy Co.                                           2,700    196,776
#   Duke Energy Corp.                                        3,691    277,563
*   Dynegy, Inc.                                             1,191     29,430
#   Edison International                                     4,400    236,720
    El Paso Electric Co.                                       993     37,198
    Empire District Electric Co. (The)                       1,310     30,222
    Entergy Corp.                                            1,500    106,845
#   Exelon Corp.                                             6,223    233,425
    Gas Natural, Inc.                                          400      4,132
    Genie Energy, Ltd. Class B                                 400      4,312
#   Hawaiian Electric Industries, Inc.                       2,900     82,070
    IDACORP, Inc.                                            1,400     68,894
#   Integrys Energy Group, Inc.                              1,779    109,515
#   ITC Holdings Corp.                                       1,404    129,477
#   Laclede Group, Inc. (The)                                  756     35,313
#   MDU Resources Group, Inc.                                3,910     97,554
    MGE Energy, Inc.                                         1,200     67,020
#   National Fuel Gas Co.                                      749     46,977

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                     SHARES     VALUE+
                                                     ------- ------------
Utilities -- (Continued)
       New Jersey Resources Corp.                      1,000 $     47,200
       NextEra Energy, Inc.                            5,000      410,150
#      NiSource, Inc.                                  6,820      209,579
       Northeast Utilities                             6,199      281,001
#      Northwest Natural Gas Co.                         820       36,465
       NorthWestern Corp.                              1,203       51,753
       NRG Energy, Inc.                               12,703      354,033
#      NV Energy, Inc.                                 8,123      175,700
#      OGE Energy Corp.                                1,557      112,774
#      ONEOK, Inc.                                     3,590      184,382
       Ormat Technologies, Inc.                        1,700       36,958
       Otter Tail Corp.                                1,233       38,470
#      Pepco Holdings, Inc.                            4,607      104,118
#      PG&E Corp.                                      2,891      140,040
       Piedmont Natural Gas Co., Inc.                  2,439       83,975
#      Pinnacle West Capital Corp.                     2,400      146,160
       Portland General Electric Co.                   1,200       38,700
#      Public Service Enterprise Group, Inc.           6,200      226,982
       Questar Corp.                                   6,400      162,496
#      SCANA Corp.                                     2,118      114,796
       Sempra Energy                                   1,546      128,086
       SJW Corp.                                         500       12,680
       South Jersey Industries, Inc.                     690       42,573
#      Southern Co. (The)                              6,936      334,523
       Southwest Gas Corp.                             1,600       81,072
#      TECO Energy, Inc.                               9,779      187,072
       UGI Corp.                                       4,290      175,804
       UIL Holdings Corp.                              1,864       77,617
       Unitil Corp.                                      600       18,186
       UNS Energy Corp.                                  600       30,576
#      Vectren Corp.                                   1,800       67,608
#      Westar Energy, Inc.                             4,495      157,145
       WGL Holdings, Inc.                              1,801       83,242
#      Wisconsin Energy Corp.                          4,200      188,748
       Xcel Energy, Inc.                               4,400      139,876
       York Water Co.                                    300        5,625
                                                             ------------
Total Utilities                                                 8,807,155
                                                             ------------
TOTAL COMMON STOCKS                                           247,914,590
                                                             ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   CVR Energy, Inc. Contingent Value Rights        2,897           --
(o)#*  Dynegy, Inc. Warrants 10/02/17                    893        1,786
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17      20           --
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17      20           --
                                                             ------------
TOTAL RIGHTS/WARRANTS                                               1,786
                                                             ------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional Liquid Reserves    885,652      885,652
                                                             ------------

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)      VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (26.3%)
(S)@  DFA Short Term Investment Fund                     7,699,143 $ 89,079,090
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $270,044,603)                  $337,881,118
                                                                   ============

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                                SHARES VALUE++
                                                                ------ --------
COMMON STOCKS -- (87.5%)

AUSTRALIA -- (5.9%)
#   Adelaide Brighton, Ltd.                                     17,121 $ 60,413
    AGL Energy, Ltd.                                             6,619  108,991
#   ALS Ltd/Queensland                                           2,695   27,395
*   Alumina, Ltd.                                               61,750   61,750
    Amalgamated Holdings, Ltd.                                   2,408   21,438
    Amcor, Ltd.                                                 17,823  183,040
    AMP, Ltd.                                                   30,715  172,146
    Ansell, Ltd.                                                 3,364   55,158
    AP Eagers, Ltd.                                              1,880    9,458
    APA Group                                                   17,435  117,742
#   APN News & Media, Ltd.                                       5,205    2,271
#*  Aquarius Platinum, Ltd.                                      3,816    2,303
#*  Aquila Resources, Ltd.                                         940    1,808
    Arrium, Ltd.                                                37,300   32,981
#*  Aurora Oil & Gas, Ltd.                                       5,869   18,602
#   Ausdrill, Ltd.                                               7,076   11,162
#   Ausenco, Ltd.                                                2,077    5,980
    Australia & New Zealand Banking Group, Ltd.                 10,367  342,601
    Australian Infrastructure Fund                              14,370   46,929
    Australian Pharmaceutical Industries, Ltd.                  40,511   20,384
    Automotive Holdings Group, Ltd.                              6,452   27,238
*   AWE, Ltd.                                                   19,789   26,502
    Beach Energy, Ltd.                                          48,447   68,435
#   Bendigo and Adelaide Bank, Ltd.                             10,051  115,355
    BHP Billiton, Ltd.                                           2,376   79,879
#   BHP Billiton, Ltd. Sponsored ADR                             9,527  640,405
*   Billabong International, Ltd.                               13,929    6,867
*   BlueScope Steel, Ltd.                                       18,055   92,970
    Boral, Ltd.                                                 25,099  130,278
#   Bradken, Ltd.                                                1,159    6,186
    Brambles, Ltd.                                              16,209  146,753
#   Breville Group, Ltd.                                         3,217   23,283
#   Brickworks, Ltd.                                               857   11,338
#   Cabcharge Australia, Ltd.                                    4,103   20,336
    Caltex Australia, Ltd.                                       4,341   96,970
#   Cardno, Ltd.                                                 5,816   39,298
    Clough, Ltd.                                                24,174   29,603
#*  Coal of Africa, Ltd.                                         2,428      418
    Coca-Cola Amatil, Ltd.                                       7,199  113,093
    Commonwealth Bank of Australia                               8,176  623,182
    Computershare, Ltd.                                          2,805   28,896
    Crown, Ltd.                                                  5,061   67,721
    CSL, Ltd.                                                    3,411  222,919
#   CSR, Ltd.                                                    6,097   12,841
#   David Jones, Ltd.                                           17,745   54,850
#   Decmil Group, Ltd.                                          10,092   19,558
    Downer EDI, Ltd.                                            11,045   56,308
#*  Drillsearch Energy, Ltd.                                     7,919    9,282
    DUET Group                                                  26,912   68,583
#   DuluxGroup, Ltd.                                             7,839   38,158
    Echo Entertainment Group, Ltd.                              15,328   57,526

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
AUSTRALIA -- (Continued)
    Emeco Holdings, Ltd.                                        18,108 $  8,651
#*  Energy Resources of Australia, Ltd.                          5,657    6,040
    Envestra, Ltd.                                              15,764   17,143
#*  Evolution Mining, Ltd.                                      15,680   15,922
#   Fairfax Media, Ltd.                                         41,918   28,276
    FKP Property Group                                          10,175   17,347
#   Fortescue Metals Group, Ltd.                                 3,238   11,828
    GrainCorp, Ltd. Class A                                      8,657  115,017
#   GUD Holdings, Ltd.                                           2,198   16,621
#*  Gunns, Ltd.                                                 26,718       --
    GWA Group, Ltd.                                              8,700   23,384
#   Harvey Norman Holdings, Ltd.                                14,320   44,581
*   Hastie Group, Ltd.                                           1,787       --
    Hills Holdings, Ltd.                                         5,399    6,156
    iiNET, Ltd.                                                  7,010   44,847
    Imdex, Ltd.                                                 11,826   12,113
    Incitec Pivot, Ltd.                                         44,655  133,989
    Independence Group NL                                        9,079   31,154
*   Infigen Energy, Ltd.                                        28,218    7,751
    Insurance Australia Group, Ltd.                             53,653  323,935
    Invocare, Ltd.                                               3,621   43,831
    James Hardie Industries P.L.C.                               9,898  104,256
#   JB Hi-Fi, Ltd.                                                 845   14,029
#   Leighton Holdings, Ltd.                                        453    9,408
    Lend Lease Group                                            15,736  175,881
#*  Linc Energy, Ltd.                                           14,004   27,936
#   M2 Telecommunications Group, Ltd.                            8,392   49,038
    Macmahon Holdings, Ltd.                                     77,872   14,510
    Macquarie Group, Ltd.                                        6,900  280,704
    McPherson's, Ltd.                                            5,484   12,618
#*  Mesoblast, Ltd.                                              3,728   22,795
#   Metcash, Ltd.                                               21,017   89,186
*   Mineral Deposits, Ltd.                                       1,302    4,053
    Mineral Resources, Ltd.                                      2,905   29,415
#   Monadelphous Group, Ltd.                                       212    4,607
#   Myer Holdings, Ltd.                                         19,907   66,302
    National Australia Bank, Ltd.                               24,808  875,422
#   Navitas, Ltd.                                                9,213   51,704
    New Hope Corp., Ltd.                                         4,695   18,222
    Newcrest Mining, Ltd.                                        8,605  150,746
    NIB Holdings, Ltd.                                          20,748   50,620
#   NRW Holdings, Ltd.                                           1,833    2,474
    Nufarm, Ltd.                                                 3,884   16,938
    Oil Search, Ltd.                                            19,858  153,206
    Orica, Ltd.                                                  5,025  119,159
    Origin Energy, Ltd.                                         40,702  521,082
#   OZ Minerals, Ltd.                                            8,864   39,730
    Pacific Brands, Ltd.                                        11,725   10,464
#*  Paladin Energy, Ltd.                                        27,922   21,963
    PanAust, Ltd.                                                6,112   14,764
    Panoramic Resources, Ltd.                                    2,242      685
    Perpetual, Ltd.                                                241   10,299

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
AUSTRALIA -- (Continued)
#*  Perseus Mining, Ltd.                                        13,256 $ 18,736
    Premier Investments, Ltd.                                    5,059   45,370
    Prime Media Group, Ltd.                                        500      571
    Programmed Maintenance Services, Ltd.                        4,628   11,566
#*  Qantas Airways, Ltd.                                        18,155   35,780
    QBE Insurance Group, Ltd.                                    2,931   40,679
#*  Ramelius Resources, Ltd.                                    11,028    2,297
    Ramsay Health Care, Ltd.                                     1,882   62,494
#   REA Group, Ltd.                                              1,149   37,074
*   Regis Resources, Ltd.                                        6,914   27,302
    Resolute Mining, Ltd.                                       19,030   18,927
    Retail Food Group, Ltd.                                      4,517   18,657
    Rio Tinto, Ltd.                                              4,215  245,303
*   Roc Oil Co., Ltd.                                           42,871   20,268
#   SAI Global, Ltd.                                             7,061   25,804
    Santos, Ltd.                                                34,346  441,177
*   Senex Energy, Ltd.                                          26,881   19,077
    Seven Group Holdings, Ltd.                                   1,365   13,163
    Seven West Media, Ltd.                                       3,016    6,259
*   Shopping Centres Australasia Property Group                  1,233    2,069
*   Silex Systems, Ltd.                                          1,748    4,930
*   Silver Lake Resources, Ltd.                                  2,487    2,724
#   Sims Metal Management, Ltd.                                  4,913   49,285
    Sims Metal Management, Ltd. Sponsored ADR                      819    8,182
    Sonic Healthcare, Ltd.                                       7,234   99,420
    Southern Cross Media Group, Ltd.                             4,361    7,034
    SP AusNet                                                   63,278   82,347
    Spark Infrastructure Group                                  27,962   51,898
*   St Barbara, Ltd.                                            15,052    9,419
*   Straits Resources, Ltd.                                      4,268      134
    STW Communications Group, Ltd.                              25,450   38,283
    Suncorp Group, Ltd.                                         25,817  347,711
    Super Retail Group, Ltd.                                     3,025   41,310
    Sydney Airport                                               3,802   13,641
    Tassal Group, Ltd.                                           9,649   21,498
    Tatts Group, Ltd.                                           33,920  115,030
    Telstra Corp., Ltd.                                          8,124   41,958
*   Ten Network Holdings, Ltd.                                  46,073   14,813
    Tox Free Solutions, Ltd.                                     8,221   27,954
    TPG Telecom, Ltd.                                           17,780   66,811
    Transfield Services, Ltd.                                   16,298   27,015
*   Transpacific Industries Group, Ltd.                         22,650   22,751
    Transurban Group                                            15,469  109,432
    Treasury Wine Estates, Ltd.                                 18,143  109,963
    UGL, Ltd.                                                    3,425   35,748
    UXC, Ltd.                                                   25,057   30,772
    Westpac Banking Corp.                                        9,963  349,502
#   Westpac Banking Corp. Sponsored ADR                          2,692  471,315
#   Whitehaven Coal, Ltd.                                        5,539   11,212
    WHK Group, Ltd.                                             11,744   10,471
    Woodside Petroleum, Ltd.                                     6,007  234,355

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------ -----------
AUSTRALIA -- (Continued)
    Woolworths, Ltd.                                          8,350 $   315,373
                                                                    -----------
TOTAL AUSTRALIA                                                      11,973,249
                                                                    -----------
AUSTRIA -- (0.4%)
    Agrana Beteiligungs AG                                       20       2,765
    Andritz AG                                                1,456      94,819
    Atrium European Real Estate, Ltd.                            80         478
    CA Immobilien Anlagen AG                                    188       2,647
*   Erste Group Bank AG                                       4,136     129,637
    EVN AG                                                      995      13,433
    Flughafen Wien AG                                            68       4,213
    IMMOFINANZ AG                                            20,689      84,595
#*  Intercell AG                                                265         559
#   Lenzing AG                                                  121      10,017
#   Mayr Melnhof Karton AG                                      163      17,543
#   Oesterreichische Post AG                                    700      31,041
    OMV AG                                                    5,134     241,168
    Palfinger AG                                                699      20,698
    Rosenbauer International AG                                 124       9,089
    Schoeller-Bleckmann Oilfield Equipment AG                   340      33,257
    Semperit AG Holding                                         381      14,892
    Strabag SE                                                  447      10,301
    Telekom Austria AG                                        4,093      28,076
*   Uniqa Versicherungen AG                                   2,675      35,575
    Verbund AG                                                  602      13,179
    Voestalpine AG                                            2,378      74,565
    Zumtobel AG                                                 366       4,098
                                                                    -----------
TOTAL AUSTRIA                                                           876,645
                                                                    -----------
BELGIUM -- (1.1%)
    Ackermans & van Haaren NV                                   653      55,558
#   Ageas                                                     5,736     210,071
*   AGFA-Gevaert NV                                           7,268      13,092
#   Anheuser-Busch InBev NV                                   1,681     161,495
    Anheuser-Busch InBev NV Sponsored ADR                     4,320     413,078
    Arseus NV                                                 1,195      31,368
    Banque Nationale de Belgique                                  8      29,019
    Barco NV                                                    191      17,008
    Belgacom SA                                               1,838      42,316
    Cie d'Entreprises CFE                                       624      37,985
    Colruyt SA                                                  480      24,243
    D'ieteren SA                                                646      29,760
*   Deceuninck NV                                             4,912       8,735
    Delhaize Group SA Sponsored ADR                           2,009     125,583
    Elia System Operator SA                                     896      39,498
    EVS Broadcast Equipment SA                                  396      26,830
*   Galapagos NV                                              2,035      53,191
    KBC Groep NV                                              3,956     154,842
    Kinepolis Group NV                                          285      37,157
#   NV Bekaert SA                                               716      23,070
#   Nyrstar                                                   7,145      34,878
    Recticel SA                                               1,539      12,139

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
BELGIUM -- (Continued)
    Sioen Industries NV                                          344 $    3,101
    Sipef SA                                                     152     11,934
    Solvay SA                                                  1,658    242,917
    Telenet Group Holding NV                                      58      3,119
    Tessenderlo Chemie NV                                      1,427     40,345
#*  ThromboGenics NV                                           1,084     53,088
    UCB SA                                                     1,537     90,711
#   Umicore SA                                                 3,536    163,880
                                                                     ----------
TOTAL BELGIUM                                                         2,190,011
                                                                     ----------
CANADA -- (8.2%)
#*  5N Plus, Inc.                                              1,597      2,964
*   Advantage Oil & Gas, Ltd.                                  4,130     16,357
    Aecon Group, Inc.                                          1,864     22,943
#   AG Growth International, Inc.                                900     28,632
    AGF Management, Ltd. Class B                               1,802     20,570
    Agnico Eagle Mines, Ltd.                                   3,798    122,598
    Agrium, Inc. (008916108)                                     557     51,060
    Agrium, Inc. (2213538)                                       700     64,167
#   Aimia, Inc.                                                4,823     76,119
#   Alacer Gold Corp.                                          5,702     17,093
#   Alamos Gold, Inc.                                          2,800     39,105
    Algonquin Power & Utilities Corp.                          5,400     42,666
    Alimentation Couche Tard, Inc. Class B                       600     36,454
    AltaGas, Ltd.                                              1,900     70,799
*   Angle Energy, Inc.                                         3,000      9,172
*   Antrim Energy, Inc.                                        4,360        736
#   ARC Resources, Ltd.                                        3,860    107,894
*   Argonaut Gold, Inc.                                        4,400     27,864
    Astral Media, Inc. Class A                                 1,600     77,820
    Atco, Ltd. Class I                                         1,000     95,776
*   Atrium Innovations, Inc.                                   1,900     23,367
*   ATS Automation Tooling Systems, Inc.                       3,050     30,789
    AuRico Gold, Inc. (05155C105)                                800      4,136
#   AuRico Gold, Inc. (2287317)                                7,525     38,691
*   Aurizon Mines, Ltd.                                        4,300     18,439
*   B2Gold Corp.                                               8,300     20,844
#*  Ballard Power Systems, Inc.                               10,800     10,077
#   Bank of Montreal                                           9,179    575,732
    Bank of Nova Scotia (064149107)                            1,597     92,051
    Bank of Nova Scotia (2076281)                             10,879    627,288
*   Bankers Petroleum, Ltd.                                   11,300     28,265
    Barrick Gold Corp.                                        11,539    227,470
#   Baytex Energy Corp.                                          821     32,442
#   BCE, Inc.                                                  3,527    165,208
#   Bell Aliant, Inc.                                          1,035     27,677
*   Bellatrix Exploration, Ltd.                                2,869     17,970
#*  Birchcliff Energy, Ltd.                                    1,100      8,626
#*  BlackPearl Resources, Inc.                                 5,500     12,011
    Bombardier, Inc. Class A                                   4,700     18,568
    Bombardier, Inc. Class B                                  16,925     67,199
#   Brookfield Asset Management, Inc. Class A                  4,056    156,571

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
#   Brookfield Office Properties, Inc.                           4,300 $ 79,175
    CAE, Inc.                                                    3,208   34,677
#   Calfrac Well Services, Ltd.                                  1,000   25,401
    Cameco Corp.                                                 6,230  121,452
    Canaccord Financial, Inc.                                    2,723   15,541
    Canada Bread Co., Ltd.                                         200   10,774
#   Canadian Imperial Bank of Commerce                           4,415  353,086
#   Canadian National Railway Co.                                  900   88,111
    Canadian Natural Resources, Ltd. (136385101)                 2,204   64,665
    Canadian Natural Resources, Ltd. (2171573)                  10,814  317,191
    Canadian Oil Sands, Ltd.                                     5,203  102,206
#   Canadian Tire Corp., Ltd. Class A                            1,697  124,986
#   Canadian Utilities, Ltd. Class A                               800   65,845
    Canadian Western Bank                                        2,700   76,274
*   Canam Group, Inc. Class A                                    3,700   35,257
#   Canexus Corp.                                                3,600   33,697
*   Canfor Corp.                                                 1,300   27,150
    Canfor Pulp Products, Inc.                                     779    7,323
#   Canyon Services Group, Inc.                                    400    4,165
    Capital Power Corp.                                          2,241   48,960
    Capstone Infrastructure Corp.                                2,119    8,645
#*  Capstone Mining Corp.                                        8,100   16,402
    Cascades, Inc.                                               2,800   13,674
*   Catamaran Corp.                                              2,000  115,480
    CCL Industries, Inc. Class B                                   615   38,434
*   Celestica, Inc.                                              3,495   30,182
    Cenovus Energy, Inc.                                         4,841  144,877
    Centerra Gold, Inc.                                          4,100   17,133
*   Cequence Energy, Ltd.                                        4,200    7,296
*   China Gold International Resources Corp., Ltd.               1,985    5,635
#   CI Financial Corp.                                           2,000   56,003
#   Cineplex, Inc.                                               1,135   38,575
#   CML HealthCare, Inc.                                         3,568   27,377
    Cogeco Cable, Inc.                                           1,000   44,508
*   Connacher Oil and Gas, Ltd.                                 25,008    3,028
    Constellation Software, Inc.                                   235   32,074
#   Corus Entertainment, Inc. Class B                            1,105   27,136
    Cott Corp.                                                   1,772   19,471
*   Crew Energy, Inc.                                            2,300   15,958
#   Davis + Henderson Corp.                                      1,700   39,722
#*  Denison Mines Corp.                                          9,271   11,503
*   Descartes Systems Group, Inc. (The)                          4,200   41,689
#   Dollarama, Inc.                                              1,000   73,254
*   Dominion Diamond Corp.                                       1,359   21,543
    Dorel Industries, Inc. Class B                                 800   34,543
#*  Dundee Precious Metals, Inc.                                 3,100   19,878
*   Eastern Platinum, Ltd.                                      24,600    2,198
#   Emera, Inc.                                                    500   18,314
    Empire Co., Ltd.                                             1,200   81,592
#   Enbridge Income Fund Holdings, Inc.                          1,600   39,387
#   Enbridge, Inc.                                               7,312  347,945
#   Encana Corp.                                                 7,156  131,904

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
*   Endeavour Silver Corp.                                       3,000 $ 15,663
    Enerflex, Ltd.                                               1,300   17,936
*   Energy Fuels, Inc.                                          10,254    1,323
#   Enerplus Corp.                                               3,284   46,353
    Ensign Energy Services, Inc.                                 3,200   53,871
    Equitable Group, Inc.                                        1,300   49,809
#   Exchange Income Corp.                                          500   13,589
#   Finning International, Inc.                                  3,396   73,283
    First Capital Realty, Inc.                                   3,400   65,675
#*  First Majestic Silver Corp.                                  2,300   28,355
    First Quantum Minerals, Ltd.                                 2,638   46,057
#*  FirstService Corp.                                             900   29,775
*   Fortuna Silver Mines, Inc.                                   6,100   19,012
    Genworth MI Canada, Inc.                                     1,736   43,165
    George Weston, Ltd.                                          1,400  107,850
    Gibson Energy, Inc.                                          2,245   58,495
    Gildan Activewear, Inc. (375916103)                            599   24,098
#   Gildan Activewear, Inc. (2254645)                              675   27,142
    GMP Capital, Inc.                                              337    1,793
    Goldcorp, Inc. (380956409)                                   2,076   61,408
    Goldcorp, Inc. (2676302)                                     4,500  133,198
#*  Golden Star Resources, Ltd.                                  2,800    3,029
*   Gran Tierra Energy, Inc.                                     5,876   32,662
    Granite REIT                                                   957   37,956
*   Great Basin Gold, Ltd.                                      10,000       82
*   Great Canadian Gaming Corp.                                  4,400   41,010
    Great-West Lifeco, Inc.                                      1,500   40,737
    Home Capital Group, Inc.                                       900   51,635
    HudBay Minerals, Inc.                                        6,400   50,821
#   Husky Energy, Inc.                                           3,300   95,385
    IAMGOLD Corp. (450913108)                                    6,499   34,900
    IAMGOLD Corp. (2446646)                                      8,500   45,645
#*  Imax Corp.                                                   1,600   40,895
*   Imperial Metals Corp.                                        3,800   47,036
    Imperial Oil, Ltd.                                           1,900   75,589
    Indigo Books & Music, Inc.                                   1,191   13,583
    Industrial Alliance Insurance & Financial Services, Inc.     2,300   84,973
    Innergex Renewable Energy, Inc.                              2,900   29,304
    Intact Financial Corp.                                         900   54,851
*   International Forest Products, Ltd. Class A                  3,400   35,099
#   International Minerals Corp.                                   500    1,464
    Intertape Polymer Group, Inc.                                1,600   17,787
*   Ivanhoe Energy, Inc.                                         2,819    3,666
#*  Jaguar Mining, Inc.                                          2,600    1,187
    Jean Coutu Group PJC, Inc. (The) Class A                     1,300   21,614
#   Just Energy Group, Inc.                                      2,638   17,701
*   Katanga Mining, Ltd.                                        20,369   13,850
*   Kelt Exploration, Ltd.                                         600    4,377
#   Keyera Corp.                                                   800   49,972
#   Killam Properties, Inc.                                      2,800   35,214
    Kinross Gold Corp. (496902404)                              13,576   73,853
    Kinross Gold Corp. (B03Z841)                                13,785   75,120

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
#*  Kirkland Lake Gold, Inc.                                     1,200 $  4,026
#*  Lake Shore Gold Corp.                                        9,481    3,858
    Laurentian Bank of Canada                                    1,000   43,883
*   Legacy Oil + Gas, Inc.                                       1,926   10,171
#   Leisureworld Senior Care Corp.                               1,738   22,237
    Leon's Furniture, Ltd.                                         536    7,108
    Linamar Corp.                                                1,800   42,613
#   Loblaw Cos., Ltd.                                            2,244   95,222
*   Long Run Exploration, Ltd.                                     583    2,513
*   Lundin Mining Corp.                                         14,510   57,035
    MacDonald Dettwiler & Associates, Ltd.                       1,243   89,784
    Magna International, Inc.                                    3,300  198,501
    Major Drilling Group International                           2,100   15,696
    Manitoba Telecom Services, Inc.                              1,300   42,144
    Manulife Financial Corp. (56501R106)                         5,073   74,979
    Manulife Financial Corp. (2492519)                          19,166  283,271
    Maple Leaf Foods, Inc.                                       1,913   25,293
#*  Martinrea International, Inc.                                1,814   15,359
#   Methanex Corp.                                               2,100   89,007
#   Metro, Inc.                                                  1,200   81,378
#   Migao Corp.                                                  3,700    4,848
#   Morneau Shepell, Inc.                                          591    7,808
#   Mullen Group, Ltd.                                           2,000   43,397
    National Bank of Canada                                      1,950  147,394
    Nevsun Resources, Ltd. (64156L101)                           7,157   26,982
    Nevsun Resources, Ltd. (2631486)                                 8       30
*   New Gold, Inc.                                               7,300   58,548
    Newalta Corp.                                                1,080   14,869
*   Norbord, Inc.                                                  900   30,016
    Nordion, Inc.                                                2,200   15,373
#*  North American Palladium, Ltd.                               4,800    6,527
    North West Co., Inc. (The)                                   1,300   32,802
#   Northland Power, Inc.                                        1,100   21,346
*   NuVista Energy, Ltd.                                         2,200   15,985
#*  OceanaGold Corp.                                            11,653   25,216
    Pacific Rubiales Energy Corp.                                5,125  108,355
*   Paladin Labs, Inc.                                             200    9,966
#*  Paramount Resources, Ltd. Class A                            1,100   39,362
*   Parex Resources, Inc.                                        2,921   13,047
#   Parkland Fuel Corp.                                          1,800   29,748
#   Pason Systems, Inc.                                            700   11,986
*   Pembina Pipeline Corp. (706327103)                             800   26,240
#   Pembina Pipeline Corp. (B4PT2P8)                             2,820   92,568
#   Pengrowth Energy Corp.                                      13,105   66,863
#   Penn West Petroleum, Ltd.                                    9,197   84,900
#   PetroBakken Energy, Ltd.                                     1,261   10,764
#   Petrominerales, Ltd.                                         1,400    7,726
#   Peyto Exploration & Development Corp.                        1,542   44,394
*   Pilot Gold, Inc.                                               325      423
#   Poseidon Concepts Corp.                                      6,629    1,777
    Potash Corp. of Saskatchewan, Inc.                           5,737  241,450
    Precision Drilling Corp.                                     4,434   35,958

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
#   Progressive Waste Solutions, Ltd.                            3,633 $ 80,958
    Quebecor, Inc. Class B                                       1,200   55,864
*   Questerre Energy Corp. Class A                               7,500    6,105
    Reitmans Canada, Ltd. Class A                                  700    6,149
#*  Research In Motion, Ltd. (760975102)                         7,501  122,191
#*  Research In Motion, Ltd. (2117265)                           3,974   65,086
    Richelieu Hardware, Ltd.                                     1,151   45,300
#   Ritchie Bros Auctioneers, Inc.                               1,800   36,448
    Rogers Sugar, Inc.                                           1,700   10,580
    RONA, Inc.                                                   2,096   21,845
#   Royal Bank of Canada                                        12,404  748,340
#   Russel Metals, Inc.                                          2,600   70,326
#*  San Gold Corp.                                               4,200      813
#*  Santonia Energy, Inc.                                          900    1,304
    Saputo, Inc.                                                   800   41,189
#   Savanna Energy Services Corp.                                4,268   29,867
#   SEMAFO, Inc.                                                 8,000   15,167
#   Shaw Communications, Inc. Class B                            1,951   44,425
    ShawCor, Ltd.                                                1,300   52,222
    Sherritt International Corp.                                 6,600   30,856
    Shoppers Drug Mart Corp.                                     2,766  123,879
*   Sierra Wireless, Inc.                                        2,595   28,804
*   Silver Standard Resources, Inc.                              3,100   22,247
    SNC-Lavalin Group, Inc.                                      1,900   82,001
#*  Southern Pacific Resource Corp.                             18,837   12,340
#*  SouthGobi Resources, Ltd.                                    1,700    3,088
#   Sprott Resource Corp.                                        7,300   31,230
    Stantec, Inc.                                                  879   37,587
#   Student Transportation, Inc.                                 2,312   14,963
    Sun Life Financial, Inc. (866796105)                         4,100  115,579
#   Sun Life Financial, Inc. (2566124)                           3,599  101,527
    Suncor Energy, Inc. (867224107)                              5,867  182,757
    Suncor Energy, Inc. (B3NB1P2)                               18,330  571,488
    Superior Plus Corp.                                          2,600   33,550
    Talisman Energy, Inc. (87425E103)                            6,635   78,890
    Talisman Energy, Inc. (2068299)                             10,900  130,698
*   Taseko Mines, Ltd.                                           5,100   11,998
    Teck Resources, Ltd. Class B (878742204)                       999   26,543
#   Teck Resources, Ltd. Class B (2879327)                       6,200  164,931
#   TELUS Corp.                                                  4,008  144,216
*   Tembec, Inc.                                                   500    1,677
*   Teranga Gold Corp.                                           1,200    1,048
#*  Thompson Creek Metals Co., Inc.                              4,800   14,341
    Thomson Reuters Corp. (884903105)                              900   30,141
#   Thomson Reuters Corp. (2889371)                              3,376  113,097
    Tim Hortons, Inc.                                            1,300   70,429
    TMX Group, Ltd.                                                200   10,530
    Toromont Industries, Ltd.                                    1,300   28,647
    Toronto-Dominion Bank (The) (2897222)                        9,020  739,453
#   Toronto-Dominion Bank (The) (891160509)                        557   45,618
    Torstar Corp. Class B                                        1,400    9,422
    Total Energy Services, Inc.                                  1,800   24,978

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------ -----------
CANADA -- (Continued)
*   Tourmaline Oil Corp.                                      1,148 $    45,546
    TransAlta Corp. (89346D107)                               1,472      21,653
#   TransAlta Corp. (2901628)                                 4,800      70,562
#   TransCanada Corp.                                         7,800     386,651
    Transcontinental, Inc. Class A                            2,900      37,335
    TransForce, Inc.                                            757      14,938
*   TransGlobe Energy Corp.                                   3,755      29,743
    Trican Well Service, Ltd.                                 4,200      54,863
#   Trilogy Energy Corp.                                      1,361      39,785
    Trinidad Drilling, Ltd.                                   4,200      28,682
    Uni-Select, Inc.                                            100       2,055
#*  Uranium One, Inc.                                        12,500      34,741
*   Valeant Pharmaceuticals International, Inc.               1,798     136,530
    Valener, Inc.                                             1,900      30,458
#   Veresen, Inc.                                             2,800      37,465
#   Vermilion Energy, Inc.                                      767      39,361
    West Fraser Timber Co., Ltd.                                700      61,117
    Western Energy Services Corp.                               500       3,489
#*  Westport Innovations, Inc.                                1,396      43,552
    Whistler Blackcomb Holdings, Inc.                           791      10,560
#   Whitecap Resources, Inc.                                  4,469      45,868
#   Wi-Lan, Inc.                                              9,000      35,555
    Yamana Gold, Inc.                                        11,168     138,235
#   Zargon Oil & Gas, Ltd.                                    1,700      11,036
                                                                    -----------
TOTAL CANADA                                                         16,677,611
                                                                    -----------
CHINA -- (0.0%)
*   Hanfeng Evergreen, Inc.                                   2,300       3,242
                                                                    -----------
DENMARK -- (0.9%)
    ALK-Abello A.S.                                              90       6,638
    AP Moeller - Maersk A.S. Class B                              7      49,847
#*  Bang & Olufsen A.S.                                       1,307      10,912
    Carlsberg A.S. Class B                                    1,319     122,625
    Chr Hansen Holding A.S.                                   1,699      61,311
    Coloplast A.S. Class B                                      750      40,813
#   D/S Norden A.S.                                             884      27,363
*   Danske Bank A.S.                                          9,764     184,899
#   FLSmidth & Co. A.S.                                         912      53,154
*   Genmab A.S.                                                 711      18,579
    GN Store Nord A.S.                                        7,896     144,412
    H Lundbeck A.S.                                           1,206      24,148
    Jeudan A.S.                                                 126      12,188
    NKT Holding A.S.                                          1,148      42,421
    Novo Nordisk A.S. Class B                                   176      30,980
#   Novo Nordisk A.S. Sponsored ADR                           2,742     484,320
    Novozymes A.S. Class B                                    1,535      53,128
#   Pandora A.S.                                              1,162      35,554
    Ringkjoebing Landbobank A.S.                                137      22,532
#   Royal UNIBREW A.S.                                          426      38,585
    Schouw & Co.                                              1,062      35,170
    SimCorp A.S.                                                 50      14,616

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
DENMARK -- (Continued)
*   Spar Nord Bank A.S.                                      1,200 $    7,726
*   Sydbank A.S.                                             1,413     32,238
*   Topdanmark A.S.                                          3,450     88,564
    Tryg A.S.                                                  393     34,063
    United International Enterprises                            46      8,006
#*  Vestas Wind Systems A.S.                                 3,484     30,311
*   William Demant Holding A.S.                                401     32,108
                                                                   ----------
TOTAL DENMARK                                                       1,747,211
                                                                   ----------
FINLAND -- (1.2%)
#   Ahlstrom Oyj                                               715     10,841
    Alma Media Oyj                                           1,118      5,064
    Amer Sports Oyj                                          1,181     20,122
#   Atria P.L.C.                                               677      5,799
#   Cargotec Oyj                                             1,156     34,513
    Citycon Oyj                                              9,008     29,233
    Cramo Oyj                                                  704      9,293
    F-Secure Oyj                                             5,286     11,161
    Finnair Oyj                                              1,807      5,950
    Fiskars Oyj Abp                                            651     14,497
    Fortum Oyj                                               8,568    159,258
#   HKScan Oyj Class A                                       1,428      6,909
#   Huhtamaki Oyj                                            4,004     75,057
    Kemira Oyj                                               3,102     46,967
    Kesko Oyj Class A                                          146      4,643
#   Kesko Oyj Class B                                        2,630     78,964
    Kone Oyj Class B                                         1,397    123,479
#   Konecranes Oyj                                             954     34,694
    Lassila & Tikanoja Oyj                                     682     12,078
    Lemminkainen Oyj                                            61      1,214
#   Metsa Board Oyj                                          7,992     24,883
    Metso Oyj                                                4,261    175,564
    Neste Oil Oyj                                            5,289     82,592
#   Nokia Oyj                                               54,184    182,041
#   Nokia Oyj Sponsored ADR                                 49,629    167,746
    Nokian Renkaat Oyj                                       1,313     57,037
    Olvi Oyj Class A                                           412     12,137
    Oriola-KD Oyj Class B                                      378      1,165
    Orion Oyj Class A                                          403     11,523
#   Orion Oyj Class B                                          364     10,461
#*  Outokumpu Oyj                                           31,824     22,226
#   Outotec Oyj                                              1,688     24,695
    Pohjola Bank P.L.C. Class A                              2,803     47,716
*   Poyry Oyj                                                  706      4,139
    Raisio P.L.C. Class V                                    3,077     13,170
    Ramirent Oyj                                               548      5,436
    Rautaruukki Oyj                                          4,022     26,019
*   Ruukki Group Oyj                                         1,697        912
#   Sanoma Oyj                                               2,591     21,267
#   Stockmann Oyj Abp                                          889     12,890
    Stora Enso Oyj Class R                                  27,562    192,218
    Tieto Oyj                                                1,835     39,356

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
FINLAND -- (Continued)
#   Tikkurila Oyj                                              348 $    7,475
    UPM-Kymmene Oyj                                         27,754    292,186
    Vacon P.L.C.                                               296     20,344
    Vaisala Oyj Class A                                         69      1,878
#   Wartsila Oyj Abp                                         4,272    210,070
    YIT Oyj                                                  2,419     45,795
                                                                   ----------
TOTAL FINLAND                                                       2,402,677
                                                                   ----------
FRANCE -- (6.9%)
#   Accor SA                                                 1,562     51,720
*   Air France-KLM                                           4,416     44,731
    Air Liquide SA                                           2,115    268,000
#*  Alcatel-Lucent                                          28,475     39,217
    Alstom SA                                                2,146     88,132
    Alten SA                                                   421     15,191
#*  Altran Technologies SA                                   4,114     32,387
#   April                                                      128      2,065
    Arkema SA                                                1,984    185,996
    AtoS                                                     1,643    114,458
#   AXA SA                                                  18,574    347,828
    AXA SA Sponsored ADR                                     2,900     54,085
    Axway Software SA                                          228      4,770
#*  Beneteau SA                                              1,571     16,450
    BioMerieux                                                  95      9,038
    BNP Paribas SA                                          10,243    571,128
    Bollore SA                                                  89     37,518
    Bonduelle S.C.A.                                           536     13,666
    Bongrain SA                                                214     14,501
    Bourbon SA                                               1,171     31,976
#   Bouygues SA                                              3,354     93,720
*   Bull                                                     5,424     17,379
    Bureau Veritas SA                                          617     75,602
    Cap Gemini SA                                            2,951    136,059
#   Carrefour SA                                             8,480    251,849
#   Casino Guichard Perrachon SA                             1,610    174,144
    Christian Dior SA                                          414     72,259
    Cie de St-Gobain                                         8,393    336,131
    Cie Generale de Geophysique - Veritas Sponsored ADR      5,600    119,560
    Cie Generale des Etablissements Michelin                 2,959    250,219
*   Club Mediterranee SA                                       780     13,257
#   CNP Assurances                                           2,089     29,608
*   Credit Agricole SA                                      27,628    253,091
#   Danone SA                                                3,841    292,946
    Dassault Systemes SA ADR                                   500     60,870
*   Derichebourg SA                                          4,522     18,351
    Eiffage SA                                                 479     21,243
    Electricite de France SA                                 2,758     61,746
    Essilor International SA                                 1,774    199,881
    Esso SA Francaise                                           72      4,512
    Etablissements Maurel et Prom                            1,547     26,365
*   Euro Disney SCA                                          1,039      6,654
    Eurofins Scientific                                        301     65,423

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
FRANCE -- (Continued)
    European Aeronautic Defence and Space Co. NV             3,857 $203,772
    Eutelsat Communications SA                                 885   31,978
    Faiveley Transport SA                                       99    5,980
    Faurecia                                                 1,157   21,565
*   Fimalac                                                    138    7,378
    France Telecom SA                                       17,648  188,470
    France Telecom SA Sponsored ADR                          5,900   62,953
#   GDF Suez                                                 6,633  142,213
*   Gemalto NV                                               1,658  135,529
    GL Events                                                  729   15,349
    Groupe Eurotunnel SA                                     4,428   37,099
#   Groupe Steria SCA                                        1,736   25,667
*   Haulotte Group SA                                          105      883
    Havas SA                                                 7,168   43,752
    Hermes International                                       146   49,302
    Imerys SA                                                  712   46,878
#   Ingenico                                                 1,037   69,665
#   Interparfums SA                                            353   11,259
    IPSOS                                                      691   23,175
    JCDecaux SA                                              1,564   43,030
    Korian                                                     218    4,758
    L'Oreal SA                                               2,856  509,769
    Lafarge SA                                               4,346  281,348
    Lagardere SCA                                            3,917  145,587
    Legrand SA                                               2,964  138,326
    LVMH Moet Hennessy Louis Vuitton SA                      2,196  380,533
    Maisons France Confort                                     226    6,553
#   Manitou BF SA                                              582    8,359
    Medica SA                                                2,026   37,521
    Mersen                                                     718   16,611
    Metropole Television SA                                    533    8,931
    Natixis                                                 26,690  116,995
    Naturex                                                    308   23,908
#   Neopost SA                                                 582   38,364
#   Nexans SA                                                1,179   54,175
    Nexity SA                                                  965   34,731
    Norbert Dentressangle SA                                     3      233
    NRJ Group                                                2,272   17,169
    Orpea                                                      614   26,702
#*  PagesJaunes Groupe                                       2,821    5,958
    Pernod-Ricard SA                                         2,534  313,887
#*  Peugeot SA                                               4,045   32,382
#   Pierre & Vacances SA                                       107    2,019
    Plastic Omnium SA                                          474   23,163
    PPR                                                      1,393  306,837
    Publicis Groupe SA                                       1,084   75,379
    Rallye SA                                                  845   33,457
    Remy Cointreau SA                                          428   49,823
    Renault SA                                               7,045  486,209
    Rexel SA                                                 3,782   83,298
    Rubis SCA                                                  902   58,007
    Sa des Ciments Vicat                                       291   17,257

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
FRANCE -- (Continued)
    Safran SA                                                2,452 $   120,530
    Saft Groupe SA                                           1,569      38,609
    Samse SA                                                     4         334
    Sanofi                                                   3,913     423,056
    Sanofi ADR                                              10,456     557,828
#   Schneider Electric SA                                    6,272     478,156
    SEB SA                                                     721      52,278
    Sechilienne-Sidec                                          158       2,915
*   Sequana SA                                                 493       3,653
    SES                                                      2,870      89,512
    Societe BIC SA                                             594      63,345
    Societe d'Edition de Canal +                             1,800      12,608
*   Societe Generale SA                                     15,740     571,787
#   Societe Television Francaise 1                           2,666      28,168
    Sodexo                                                     886      74,096
#*  SOITEC                                                   1,897       6,873
    Sopra Group SA                                             228      17,549
    Stef                                                        27       1,411
    STMicroelectronics NV (861012102)                        8,829      76,636
    STMicroelectronics NV (5962332)                          7,387      64,274
*   Technicolor SA                                             828       3,451
#   Technip SA                                               1,708     183,201
    Teleperformance                                          1,201      52,818
    Thales SA                                                2,607     113,279
#*  Theolia SA                                                 478         837
    Total SA                                                 7,373     371,135
    Total SA Sponsored ADR                                   8,500     427,040
*   Trigano SA                                               1,235      15,624
*   UBISOFT Entertainment                                    5,735      64,076
    Valeo SA                                                 1,860     108,204
    Vallourec SA                                             1,579      75,785
    Veolia Environnement SA                                  8,091     111,918
    Veolia Environnement SA ADR                              1,059      14,593
    Viel et Co.                                                300         937
#   Vilmorin & Cie                                             141      18,010
    Vinci SA                                                 4,295     207,048
    Virbac SA                                                  123      25,102
    Vivendi SA                                              23,608     534,757
    Zodiac Aerospace                                           356      44,663
                                                                   -----------
TOTAL FRANCE                                                        14,083,968
                                                                   -----------
GERMANY -- (4.9%)
*   Aareal Bank AG                                           1,754      42,273
    Adidas AG                                                3,639     380,520
*   ADVA Optical Networking SE                               1,788       8,607
#*  Air Berlin P.L.C.                                        3,958      11,752
#   Aixtron SE NA                                            1,469      21,058
    Allianz SE                                               4,628     684,576
    Allianz SE ADR                                          10,000     147,500
#   Asian Bamboo AG                                            317       1,074
    Aurubis AG                                               1,354      85,420
#   Axel Springer AG                                           675      28,484

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
GERMANY -- (Continued)
#   BASF SE                                                  4,483 $419,665
#   Bauer AG                                                    98    2,812
#   Bayer AG                                                 2,614  273,284
    Bayerische Motoren Werke AG                              1,207  111,611
    BayWa AG                                                   329   16,582
    Bechtle AG                                                 976   43,277
    Beiersdorf AG                                            1,390  125,909
    Bilfinger SE                                               773   77,585
    Biotest AG                                                 111    8,646
    Brenntag AG                                                 57    9,733
    Carl Zeiss Meditec AG                                      420   12,875
    Celesio AG                                               3,368   66,690
    Cewe Color Holding AG                                      374   16,310
    Comdirect Bank AG                                        2,270   24,069
#*  Commerzbank AG                                          13,349  180,164
    CompuGroup Medical AG                                      444   10,236
*   Constantin Medien AG                                     3,713    7,574
    Continental AG                                           1,857  220,886
    CropEnergies AG                                          1,674   12,911
    CTS Eventim AG                                             508   19,639
#   Delticom AG                                                 86    4,230
    Deutsche Bank AG (D18190898)                             3,643  167,760
    Deutsche Bank AG (5750355)                              12,619  580,891
    Deutsche Lufthansa AG                                    4,149   83,073
    Deutsche Post AG                                        17,877  424,953
    Deutsche Telekom AG                                     20,584  243,800
    Deutsche Telekom AG Sponsored ADR                        6,800   80,920
    Deutsche Wohnen AG                                       2,658   46,876
*   Deutz AG                                                 1,775    9,620
*   Dialog Semiconductor P.L.C.                                987   11,757
    Drillisch AG                                             2,194   44,398
    Duerr AG                                                   458   52,205
#   E.ON SE                                                 13,117  238,212
    Elmos Semiconductor AG                                   1,078   11,223
    ElringKlinger AG                                           444   14,520
    Fielmann AG                                                439   42,366
    Fraport AG Frankfurt Airport Services Worldwide          1,100   65,815
    Freenet AG                                               2,915   72,679
    Fresenius Medical Care AG & Co. KGaA                       648   44,645
    Fresenius Medical Care AG & Co. KGaA ADR                 1,600   54,816
    Fresenius SE & Co. KGaA                                  1,475  185,043
    Fuchs Petrolub AG                                          292   22,252
*   GAGFAH SA                                                3,299   42,621
    Gerresheimer AG                                          1,019   58,224
    Gesco AG                                                   211   22,366
    GFK SE                                                     415   23,679
#   Gildemeister AG                                          3,114   70,417
    Grammer AG                                                 916   29,125
    Grenkeleasing AG                                           342   27,438
    GSW Immobilien AG                                        1,217   48,867
    H&R AG                                                      95    1,156
    HeidelbergCement AG                                      3,032  218,875

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
GERMANY -- (Continued)
#*  Heidelberger Druckmaschinen AG                          5,179  $ 11,384
    Henkel AG & Co. KGaA                                    1,340   105,034
*   Hochtief AG                                             1,313    91,353
    Hugo Boss AG                                              282    32,867
    Indus Holding AG                                          446    14,675
    Infineon Technologies AG                                2,296    18,162
    Infineon Technologies AG ADR                            7,164    56,667
#*  IVG Immobilien AG                                       5,487     4,628
    Jenoptik AG                                             3,400    39,079
    K+S AG                                                  2,100    92,968
    Kabel Deutschland Holding AG                            1,269   120,466
*   Kloeckner & Co. SE                                      2,194    26,558
    Kontron AG                                              4,419    23,998
#   Krones AG                                                 310    21,593
#*  KUKA AG                                                   785    35,540
    KWS Saat AG                                                54    20,297
    Lanxess AG                                              1,831   133,720
#   Leoni AG                                                1,292    58,445
    Linde AG                                                1,089   206,195
    LPKF Laser & Electronics AG                               929    24,506
    MAN SE                                                    957   107,371
#   Merck KGaA                                              1,135   172,913
    Metro AG                                                2,703    84,423
    MLP AG                                                    696     4,945
*   Morphosys AG                                            1,004    45,659
    MTU Aero Engines Holding AG                               936    88,664
#   Muenchener Rueckversicherungs AG                        2,173   435,266
    MVV Energie AG                                            114     3,371
#*  Nordex SE                                                 320     2,411
    NORMA Group AG                                            717    25,326
*   Patrizia Immobilien AG                                  3,278    33,259
    Pfeiffer Vacuum Technology AG                             214    26,042
    PNE Wind AG                                             5,346    19,033
#*  Praktiker AG                                            2,703     3,947
    Puma SE                                                   191    59,225
    R Stahl AG                                                392    18,325
    Rational AG                                                48    14,901
    Rheinmetall AG                                            937    44,494
    Rhoen Klinikum AG                                       3,216    68,659
    SAP AG                                                  2,396   191,014
#   SAP AG Sponsored ADR                                    3,560   284,266
#   SGL Carbon SE                                             966    33,039
    Siemens AG                                              1,050   109,711
    Siemens AG Sponsored ADR                                4,534   473,848
#*  Sky Deutschland AG                                      1,980    11,360
#   Software AG                                             1,192    41,774
    Stada Arzneimittel AG                                   2,098    85,085
#*  Suss Microtec AG                                        1,680    19,272
    Symrise AG                                              1,802    77,024
    TAG Immobilien AG                                       2,061    24,989
    Takkt AG                                                  314     5,244
*   TUI AG                                                  4,115    43,698

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
#   Vossloh AG                                                  284 $    31,060
    VTG AG                                                      506       9,474
#   Wacker Chemie AG                                            274      20,970
    Wacker Neuson SE                                          1,285      18,892
    Wincor Nixdorf AG                                           165       8,703
    Wirecard AG                                               1,798      48,332
                                                                    -----------
TOTAL GERMANY                                                        10,050,668
                                                                    -----------
GREECE -- (0.2%)
*   Alpha Bank AE                                             3,571       4,559
    Athens Water Supply & Sewage Co. SA (The)                 1,035       7,768
*   Bank of Cyprus P.L.C.                                    19,567          --
    Bank of Greece                                              135       2,396
*   Fourlis Holdings SA                                         615       1,686
*   GEK Terna Holding Real Estate Construction SA             1,220       3,275
    Hellenic Petroleum SA                                     3,218      35,598
*   Hellenic Telecommunications Organization SA              10,084      88,027
    JUMBO SA                                                  3,858      36,443
    Motor Oil Hellas Corinth Refineries SA                    1,306      14,477
*   Mytilineos Holdings SA                                    4,261      26,545
*   National Bank of Greece SA                               23,782      20,450
*   National Bank of Greece SA ADR                              918         827
    OPAP SA                                                   2,782      27,424
*   Piraeus Bank SA                                          28,913       8,116
*   Public Power Corp. SA                                     1,803      17,523
*   Titan Cement Co. SA                                       1,093      20,374
*   TT Hellenic Postbank SA                                   3,483         771
                                                                    -----------
TOTAL GREECE                                                            316,259
                                                                    -----------
HONG KONG -- (1.2%)
    AAC Technologies Holdings, Inc.                          12,500      61,267
    Allied Properties HK, Ltd.                               48,000       7,558
    Associated International Hotels, Ltd.                     4,000      11,151
    BOC Hong Kong Holdings, Ltd.                             24,000      82,553
*   Brightoil Petroleum Holdings, Ltd.                       83,000      15,849
    Cathay Pacific Airways, Ltd.                             19,000      33,490
    Cheung Kong Holdings, Ltd.                                2,000      30,235
    Chow Sang Sang Holdings International, Ltd.               5,000      13,561
    CLP Holdings, Ltd.                                       10,000      88,204
    Dickson Concepts International, Ltd.                      6,500       3,437
    EcoGreen Fine Chemicals Group, Ltd.                      28,000       5,491
    Esprit Holdings, Ltd.                                    12,900      18,142
*   G-Resources Group, Ltd.                                 231,000      10,882
#*  Genting Hong Kong, Ltd.                                  96,000      46,483
#   Giordano International, Ltd.                             14,000      14,069
    Glorious Sun Enterprises, Ltd.                           14,000       4,170
    Hang Lung Group, Ltd.                                    10,000      59,033
    Hang Lung Properties, Ltd.                               27,000     104,781
    Hang Seng Bank, Ltd.                                      3,600      60,348
#   Harbour Centre Development, Ltd.                          2,000       4,079
    Henderson Land Development Co., Ltd.                      7,024      51,106
    HKR International, Ltd.                                  48,800      24,431

                                     1000

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    Hong Kong & China Gas Co., Ltd.                          12,100 $   36,525
    Hong Kong Aircraft Engineering Co., Ltd.                    800     11,545
    Hongkong & Shanghai Hotels (The)                          6,500     10,575
    Hongkong Chinese, Ltd.                                   58,000     11,358
    Hopewell Holdings, Ltd.                                   2,500      9,645
    Hysan Development Co., Ltd.                               4,000     19,839
    K Wah International Holdings, Ltd.                       35,000     19,185
    Kerry Properties, Ltd.                                   13,000     59,154
    Kowloon Development Co., Ltd.                             7,000      9,233
    L'Occitane International SA                               4,250     12,338
    Li & Fung, Ltd.                                          51,360     66,525
#   Luk Fook Holdings International, Ltd.                     4,000     11,404
    MGM China Holdings, Ltd.                                 14,400     33,992
    Midland Holdings, Ltd.                                   18,000      8,318
    MTR Corp., Ltd.                                          10,051     41,489
    New World Development Co., Ltd.                          41,936     72,983
    NWS Holdings, Ltd.                                       16,185     28,938
    Pacific Basin Shipping, Ltd.                             62,000     35,467
    Paliburg Holdings, Ltd.                                  28,000      9,512
    Power Assets Holdings, Ltd.                              13,500    132,014
    Public Financial Holdings, Ltd.                           6,000      3,058
    SA SA International Holdings, Ltd.                       38,000     39,817
    Samsonite International SA                               15,000     36,955
    Sands China, Ltd.                                        16,000     84,127
    Shangri-La Asia, Ltd.                                     6,000     11,640
    Shun Tak Holdings, Ltd.                                  11,000      5,793
    Singamas Container Holdings, Ltd.                        96,000     23,582
    Sino Land Co., Ltd.                                      74,824    123,498
*   Sino-Tech International Holdings, Ltd.                  110,000        411
    Sun Hung Kai & Co., Ltd.                                  4,000      2,799
    Sun Hung Kai Properties, Ltd.                            11,000    159,203
*   Sustainable Forest Holdings, Ltd.                       232,500      1,593
    Techtronic Industries Co.                                32,000     76,685
    Television Broadcasts, Ltd.                               2,000     15,044
    Tongda Group Holdings, Ltd.                             270,000     16,559
    Transport International Holdings, Ltd.                   12,000     27,088
    Trinity, Ltd.                                            12,000      4,724
    Victory City International Holdings, Ltd.                41,042      6,465
    Vitasoy International Holdings, Ltd.                     10,000     12,185
    VST Holdings, Ltd.                                       62,000     16,641
#   VTech Holdings, Ltd.                                      1,400     17,838
    Wharf Holdings, Ltd.                                     14,000    125,230
    Wheelock & Co., Ltd.                                     15,000     83,878
*   Wynn Macau, Ltd.                                          4,800     14,599
    Xinyi Glass Holdings, Ltd.                               34,000     23,317
    Yue Yuen Industrial Holdings, Ltd.                       10,500     36,389
                                                                    ----------
TOTAL HONG KONG                                                      2,359,477
                                                                    ----------
IRELAND -- (0.2%)
    Anglo Irish Bank Corp. P.L.C.                             5,570         --
*   Bank of Ireland                                          87,494     19,493
*   Bank of Ireland Sponsored ADR                                30        273

                                     1001

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
IRELAND -- (Continued)
    C&C Group P.L.C. (B010DT8)                               1,711 $ 10,707
    C&C Group P.L.C. (B011Y09)                               4,812   29,892
    CRH P.L.C.                                               4,953  106,656
    CRH P.L.C. Sponsored ADR                                   372    8,002
    DCC P.L.C. (0242493)                                       432   15,804
    DCC P.L.C. (4189477)                                     1,578   57,721
    Dragon Oil P.L.C.                                        5,185   50,370
    FBD Holdings P.L.C.                                      1,875   30,500
    Glanbia P.L.C.                                           4,032   54,017
    Grafton Group P.L.C.                                     5,495   38,296
*   Independent News & Media P.L.C.                            730       38
*   Kenmare Resources P.L.C.                                   953      396
    Paddy Power P.L.C.                                         456   38,412
    Smurfit Kappa Group P.L.C.                               3,302   49,094
                                                                   --------
TOTAL IRELAND                                                       509,671
                                                                   --------
ISRAEL -- (0.2%)
    Azrieli Group                                              822   23,735
*   Ceragon Networks, Ltd.                                   1,170    4,549
    Clal Industries, Ltd.                                    2,565   10,193
    Clal Insurance Enterprises Holdings, Ltd.                  670   11,125
    Delek Group, Ltd.                                          148   39,021
    Elbit Systems, Ltd.                                        533   22,248
*   EZchip Semiconductor, Ltd.                                 325    7,367
*   First International Bank Of Israel, Ltd.                 1,094   15,950
    Frutarom Industries, Ltd.                                1,280   18,920
*   Given Imaging, Ltd.                                        902   14,316
    Harel Insurance Investments & Financial Services, Ltd.     384   19,125
    Israel Chemicals, Ltd.                                   7,094   84,536
*   Israel Discount Bank, Ltd. Class A                       2,038    3,426
*   Mellanox Technologies, Ltd.                              1,147   60,088
    Migdal Insurance & Financial Holding, Ltd.               6,903   11,321
*   Nitsba Holdings 1995, Ltd.                                 720    8,359
*   Oil Refineries, Ltd.                                    30,902   16,181
    Osem Investments, Ltd.                                   1,359   27,516
    Partner Communications Co., Ltd.                         1,994   13,803
*   Paz Oil Co., Ltd.                                           79   12,327
    Strauss Group, Ltd.                                      1,238   18,238
                                                                   --------
TOTAL ISRAEL                                                        442,344
                                                                   --------
ITALY -- (1.9%)
    A2A SpA                                                 14,901   11,730
    ACEA SpA                                                   926    6,341
    Alerion Cleanpower SpA                                   2,085    9,879
    Amplifon SpA                                             7,609   39,203
    Ansaldo STS SpA                                          3,195   33,023
*   Arnoldo Mondadori Editore SpA                            3,462    4,607
    Assicurazioni Generali SpA                              17,851  327,847
    Astaldi SpA                                              2,155   14,893
    Atlantia SpA                                             4,137   73,968
    Autogrill SpA                                            1,407   18,220
    Azimut Holding SpA                                       3,472   64,618

                                     1002

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ITALY -- (Continued)
    Banca Generali SpA                                        1,608 $ 33,186
#*  Banca Monte dei Paschi di Siena SpA                     163,052   46,013
    Banca Piccolo Credito Valtellinese Scarl                  5,966    7,470
    Banca Popolare dell'Emilia Romagna S.c.r.l.              10,743   91,107
*   Banca Popolare dell'Etruria e del Lazio                   1,087    2,480
#*  Banca Popolare di Milano Scarl                           36,030   24,128
#   Banca Popolare di Sondrio SCARL                           5,883   34,147
*   Banco Popolare                                            2,213    3,197
    BasicNet SpA                                              3,053    6,729
    CIR-Compagnie Industriali Riunite SpA                    12,797   14,795
    Credito Emiliano SpA                                      1,297    7,423
    De'Longhi SpA                                             4,371   66,334
#   DiaSorin SpA                                                691   25,937
    Enel SpA                                                 62,616  242,160
    Eni SpA                                                  24,279  579,453
    Eni SpA Sponsored ADR                                       600   28,686
    ERG SpA                                                     971    9,309
    Esprinet SpA                                              1,834    8,920
    Falck Renewables SpA                                      2,083    2,292
    Fiat Industrial SpA                                       5,316   60,030
#*  Fiat SpA                                                 21,453  128,556
*   Finmeccanica SpA                                         10,748   55,987
*   Gemina SpA                                                6,656   12,725
#   Geox SpA                                                    707    2,145
    Gruppo Editoriale L'Espresso SpA                          2,471    2,575
    Hera SpA                                                  4,615    9,399
    IMMSI SpA                                                13,995    8,419
*   Intek Group SpA                                           9,436    3,908
    Interpump Group SpA                                       2,221   19,559
    Intesa Sanpaolo SpA                                     140,170  254,565
    Iren SpA                                                  3,033    3,098
#   Italcementi SpA                                           3,075   19,091
*   Italmobiliare SpA                                           111    2,264
    Lottomatica Group SpA                                     1,126   28,726
    Mediaset SpA                                              9,368   24,257
*   Milano Assicurazioni SpA                                  5,077    3,325
    Piaggio & C SpA                                           7,738   19,886
#   Pirelli & C. SpA                                          5,139   53,451
*   Prelios SpA                                               2,203      211
*   Premafin Finanziaria SpA                                  6,626    1,576
#   Prysmian SpA                                              1,451   29,288
#   Recordati SpA                                             2,408   24,821
*   Safilo Group SpA                                          1,166   19,110
    Saipem SpA                                                3,018   85,639
*   Saras SpA                                                11,148   14,844
    Snam SpA                                                 17,646   86,838
*   Societa Cattolica di Assicurazioni S.c.r.l.               1,051   20,634
#   Societa Iniziative Autostradali e Servizi SpA             3,086   27,957
#   Sogefi SpA                                                5,901   17,123
*   Sorin SpA                                                 5,946   16,667
#   Telecom Italia SpA                                      114,064   96,886
    Telecom Italia SpA Sponsored ADR                          6,420   53,543

                                     1003

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
ITALY -- (Continued)
    Tenaris SA                                               1,995 $   44,477
    Tenaris SA ADR                                           2,200     97,878
    Terna Rete Elettrica Nazionale SpA                      12,948     60,605
    Tod's SpA                                                  420     61,021
*   UniCredit SpA                                           72,981    381,445
    Unione di Banche Italiane SCPA                           8,864     37,071
*   Unipol Gruppo Finanziario SpA                            1,177      4,027
    Vittoria Assicurazioni SpA                               2,148     18,399
*   Yoox SpA                                                 2,170     40,742
                                                                   ----------
TOTAL ITALY                                                         3,790,863
                                                                   ----------
JAPAN -- (20.3%)
    77 Bank, Ltd. (The)                                      5,000     29,684
    Accordia Golf Co., Ltd.                                     37     42,036
    ADEKA Corp.                                              4,200     37,813
    Advan Co., Ltd.                                            500      6,339
    Advantest Corp.                                          1,800     26,969
    Advantest Corp. ADR                                        500      7,495
    Aeon Co., Ltd.                                          11,800    167,057
    Aica Kogyo Co., Ltd.                                     2,900     58,415
    Aichi Bank, Ltd. (The)                                     300     17,176
    Aichi Steel Corp.                                        2,000      8,175
    Aida Engineering, Ltd.                                   4,900     40,538
#   Ain Pharmaciez, Inc.                                       600     29,330
    Air Water, Inc.                                          4,000     64,769
    Aisin Seiki Co., Ltd.                                    2,600     93,852
    Ajinomoto Co., Inc.                                      6,000     82,346
    Akita Bank, Ltd. (The)                                   3,000      8,350
    Alfresa Holdings Corp.                                   1,300     77,342
    Alpine Electronics, Inc.                                 2,300     23,475
    Alps Electric Co., Ltd.                                  7,000     53,362
    Amada Co., Ltd.                                          6,000     48,146
    Amano Corp.                                              3,100     33,237
    ANA Holdings, Inc.                                       5,000     10,890
    Anritsu Corp.                                            2,000     29,908
    AOI Electronic Co., Ltd.                                   200      3,395
    AOKI Holdings, Inc.                                        800     24,659
    Aomori Bank, Ltd. (The)                                  6,000     17,866
    Aoyama Trading Co., Ltd.                                 1,600     47,879
    Arakawa Chemical Industries, Ltd.                          300      2,444
    Arcland Sakamoto Co., Ltd.                                 900     19,247
    Arcs Co., Ltd.                                           2,023     40,137
#   Arnest One Corp.                                         2,000     45,896
    Asahi Diamond Industrial Co., Ltd.                       3,400     35,633
    Asahi Glass Co., Ltd.                                   29,000    227,859
    Asahi Group Holdings, Ltd.                               4,300    106,930
    Asahi Kasei Corp.                                       44,000    295,783
    Asatsu-DK, Inc.                                            300      7,685
    Asics Corp.                                              4,300     77,627
#   Astellas Pharma, Inc.                                    4,800    279,768
    Atom Corp.                                               3,800     22,314
    Autobacs Seven Co., Ltd.                                 1,200     20,222

                                     1004

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Avex Group Holdings, Inc.                                2,300 $ 65,657
    Azbil Corp.                                              3,500   75,576
    Bank of Iwate, Ltd. (The)                                  300   12,910
    Bank of Kyoto, Ltd. (The)                                5,000   52,606
    Bank of Okinawa, Ltd. (The)                                300   14,563
    Bank of Saga, Ltd. (The)                                 8,000   20,373
    Bank of the Ryukyus, Ltd.                                1,800   26,571
    Benesse Holdings, Inc.                                   1,200   53,184
#   Bic Camera, Inc.                                            60   26,288
    Bridgestone Corp.                                        6,200  234,009
    Brother Industries, Ltd.                                 5,600   64,042
    Bunka Shutter Co., Ltd.                                  6,000   34,208
    Calsonic Kansei Corp.                                    4,000   19,005
    Canon Electronics, Inc.                                    400    8,144
    Canon Marketing Japan, Inc.                              3,600   52,438
    Canon, Inc.                                              4,000  143,858
    Canon, Inc. Sponsored ADR                                8,300  298,883
*   Casio Computer Co., Ltd.                                 9,200   76,225
    Cawachi, Ltd.                                              500   11,256
    Central Glass Co., Ltd.                                  7,000   24,758
    Century Tokyo Leasing Corp.                              2,300   67,888
*   Chiba Kogyo Bank, Ltd. (The)                             3,300   29,871
    Chiyoda Co., Ltd.                                        1,200   34,643
    Chiyoda Corp.                                            3,000   30,843
    Chubu Electric Power Co., Inc.                           6,400   82,855
    Chubu Shiryo Co., Ltd.                                   1,000    5,787
    Chugai Pharmaceutical Co., Ltd.                          3,000   74,692
    Chugoku Electric Power Co., Inc. (The)                   5,700   81,814
    Chugoku Marine Paints, Ltd.                              2,000   10,097
    Chukyo Bank, Ltd. (The)                                  8,000   16,943
    Chuo Spring Co., Ltd.                                    1,000    3,465
    Citizen Holdings Co., Ltd.                               9,500   56,202
    CKD Corp.                                                5,100   37,246
    Cleanup Corp.                                              600    4,564
*   CMK Corp.                                                2,600    9,060
#   Coca-Cola Central Japan Co., Ltd.                          500    7,537
    Coca-Cola West Co., Ltd.                                 2,100   39,058
    Cocokara fine, Inc.                                        400   15,123
    COMSYS Holdings Corp.                                    1,600   21,188
#   Cosel Co., Ltd.                                            600    6,885
*   Cosmo Oil Co., Ltd.                                     35,000   83,590
    Dai Nippon Printing Co., Ltd.                           14,000  137,083
    Dai-ichi Life Insurance Co., Ltd. (The)                      4    5,514
    Daibiru Corp.                                            1,100   15,338
    Daicel Corp.                                            10,000   80,708
    Daido Steel Co., Ltd.                                   17,000   92,656
    Daidoh, Ltd.                                               500    3,439
#*  Daiei, Inc. (The)                                        1,350    5,307
    Daifuku Co., Ltd.                                        1,500   13,275
    Daihatsu Motor Co., Ltd.                                 2,000   39,673
    Daihen Corp.                                             2,000    6,092
    Daiichi Sankyo Co., Ltd.                                 5,700  111,530

                                     1005

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Daikin Industries, Ltd.                                  2,600 $104,409
    Daikyo, Inc.                                            12,000   46,409
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  4,000   18,692
    Dainippon Sumitomo Pharma Co., Ltd.                      4,900   90,000
    Daio Paper Corp.                                         1,000    6,002
    Daisan Bank, Ltd. (The)                                  2,000    3,617
    Daiseki Co., Ltd.                                        1,100   21,074
    Daito Trust Construction Co., Ltd.                         900   87,265
    Daiwa House Industry Co., Ltd.                          12,000  271,225
    Daiwa Securities Group, Inc.                            19,000  168,580
#   Daiwabo Holdings Co., Ltd.                               8,000   15,115
    DCM Holdings Co., Ltd.                                   1,300   12,835
    Denki Kagaku Kogyo KK                                   20,000   73,169
    Denso Corp.                                              4,200  188,331
    Dentsu, Inc.                                             4,500  156,435
    DIC Corp.                                               32,000   71,633
#   Disco Corp.                                                300   19,387
    Doutor Nichires Holdings Co., Ltd.                       1,900   27,107
    Dowa Holdings Co., Ltd.                                 10,000   71,675
    Duskin Co., Ltd.                                         1,300   26,397
    East Japan Railway Co.                                   2,600  219,483
    Ebara Corp.                                             18,000   75,579
#   EDION Corp.                                              1,300    6,089
    Ehime Bank, Ltd. (The)                                   8,000   20,634
    Eighteenth Bank, Ltd. (The)                              3,000    7,734
    Eizo Corp.                                               1,100   19,048
    Electric Power Development Co., Ltd.                     1,700   48,552
    ESPEC Corp.                                                700    5,818
    Exedy Corp.                                              1,300   32,636
    Ezaki Glico Co., Ltd.                                    1,000   11,241
    FALCO SD HOLDINGS Co., Ltd.                                200    2,527
    FamilyMart Co., Ltd.                                     1,200   54,841
    Fancl Corp.                                              1,500   16,388
    FANUC Corp.                                              1,700  256,619
    Fast Retailing Co., Ltd.                                   300  110,014
    FCC Co., Ltd.                                            2,100   53,238
    FIDEA Holdings Co., Ltd.                                 5,200   13,213
    Foster Electric Co., Ltd.                                1,900   25,929
    FP Corp.                                                   500   33,164
    Fuji Co. Ltd/Ehime                                       1,000   18,339
    Fuji Corp., Ltd.                                         1,100    7,303
    Fuji Electric Co., Ltd.                                 22,000   75,275
    Fuji Heavy Industries, Ltd.                              9,000  169,879
    Fuji Media Holdings, Inc.                                   28   60,859
    Fuji Oil Co. Ltd/Osaka                                   1,100   17,447
    Fuji Seal International, Inc.                            1,300   36,662
#   Fuji Soft, Inc.                                            600   16,050
    FUJIFILM Holdings Corp.                                  5,400  110,935
    Fujikura, Ltd.                                          11,000   41,221
    Fujitec Co., Ltd.                                        6,000   65,048
    Fujitsu General, Ltd.                                    3,000   29,326
    Fujitsu, Ltd.                                           39,000  163,803

                                     1006

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    FuKoKu Co., Ltd.                                           200 $  1,881
    Fukui Bank, Ltd. (The)                                   7,000   14,672
    Fukuoka Financial Group, Inc.                           13,000   66,504
    Furukawa Co., Ltd.                                      17,000   21,845
    Furukawa Electric Co., Ltd.                             11,000   27,836
*   Futaba Industrial Co., Ltd.                                500    2,328
    Fuyo General Lease Co., Ltd.                               400   18,212
    Geo Holdings Corp.                                           9   10,758
    Glory, Ltd.                                              1,500   41,219
#   GMO internet, Inc.                                       4,100   53,675
    Godo Steel, Ltd.                                         8,000   13,188
    Goldcrest Co., Ltd.                                      1,060   34,868
#   GS Yuasa Corp.                                           5,000   21,197
    Gunma Bank, Ltd. (The)                                   4,000   25,447
    Gunze, Ltd.                                              7,000   18,265
    H2O Retailing Corp.                                      3,000   33,428
    Hachijuni Bank, Ltd. (The)                              11,000   74,892
    Hakuhodo DY Holdings, Inc.                                 620   51,096
    Hamamatsu Photonics KK                                     200    8,246
    Hankyu Hanshin Holdings, Inc.                           13,000   84,178
    Hanwa Co., Ltd.                                         12,000   45,245
    Harashin Narus Holdings Co., Ltd.                          400    7,152
*   Haseko Corp.                                            34,000   49,670
    Heiwa Corp.                                                500   10,380
    Heiwa Real Estate Co., Ltd.                              2,100   53,507
    Heiwado Co., Ltd.                                          700   12,654
    Hibiya Engineering, Ltd.                                   800    7,848
    Hino Motors, Ltd.                                        2,000   30,550
#*  Hitachi Cable, Ltd.                                      3,000    5,188
    Hitachi Chemical Co., Ltd.                               3,300   51,733
    Hitachi Construction Machinery Co., Ltd.                 1,700   40,440
    Hitachi High-Technologies Corp.                          2,100   52,461
    Hitachi Koki Co., Ltd.                                   3,900   33,877
    Hitachi Kokusai Electric, Inc.                           2,000   23,554
#   Hitachi Metals, Ltd.                                     3,600   37,219
    Hitachi Transport System, Ltd.                           1,100   17,487
    Hitachi Zosen Corp.                                     22,500   37,412
    Hitachi, Ltd.                                           15,000   95,863
    Hitachi, Ltd. ADR                                        3,100  196,540
    Hogy Medical Co., Ltd.                                     300   18,465
*   Hokkaido Electric Power Co., Inc.                        4,900   62,175
    Hokuetsu Bank, Ltd. (The)                               16,000   37,649
#   Hokuetsu Kishu Paper Co., Ltd.                           4,500   20,014
    Hokuhoku Financial Group, Inc.                          11,000   25,669
    Hokuriku Electric Power Co.                              6,200   91,440
#   Hokuto Corp.                                               700   13,487
    Honda Motor Co., Ltd.                                   11,300  450,898
#   Honda Motor Co., Ltd. Sponsored ADR                      8,100  323,838
    Horiba, Ltd.                                             1,300   47,001
    Hoshizaki Electric Co., Ltd.                               600   19,984
    Hosiden Corp.                                              800    4,581
    House Foods Corp.                                        2,300   40,109

                                     1007

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Hoya Corp.                                               1,400 $ 28,051
    Hyakugo Bank, Ltd. (The)                                 6,000   30,037
    Ibiden Co., Ltd.                                         2,800   49,081
#   Ichigo Group Holdings Co., Ltd.                             10   10,321
    Idemitsu Kosan Co., Ltd.                                   700   59,220
    IHI Corp.                                               20,000   74,579
    Iino Kaiun Kaisha, Ltd.                                  6,200   43,143
    Imperial Hotel, Ltd.                                       200    7,794
    Inaba Denki Sangyo Co., Ltd.                               800   23,623
    Inaba Seisakusho Co., Ltd.                                 600    8,675
    Inabata & Co., Ltd.                                      1,200    9,409
    Inageya Co., Ltd.                                        2,000   20,782
    Ines Corp.                                                 500    3,779
    Inpex Corp.                                                 40  193,572
    Iseki & Co., Ltd.                                        6,000   21,849
    Isetan Mitsukoshi Holdings, Ltd.                         6,840  109,015
    Isuzu Motors, Ltd.                                      12,000   79,972
    Ito En, Ltd.                                               600   14,458
    ITOCHU Corp.                                            13,400  166,153
    Itochu Techno-Solutions Corp.                              700   33,311
    Itoham Foods, Inc.                                       2,000    9,196
    Iwatani Corp.                                            9,000   40,191
    Izumi Co., Ltd.                                            700   18,888
    Izumiya Co., Ltd.                                        4,000   20,015
    J Front Retailing Co., Ltd.                              9,000   75,611
#   Japan Airport Terminal Co., Ltd.                           700   10,812
    Japan Aviation Electronics Industry, Ltd.                2,000   17,332
#   Japan Exchange Group, Inc.                                 400   49,100
    Japan Steel Works, Ltd. (The)                            9,000   45,724
    Japan Tobacco, Inc.                                      3,200  120,964
    Japan Wool Textile Co., Ltd. (The)                       1,000    8,627
    JFE Holdings, Inc.                                       6,800  147,641
    JGC Corp.                                                3,000   88,894
    Joshin Denki Co., Ltd.                                   2,000   17,924
    JSR Corp.                                                2,800   64,456
    JTEKT Corp.                                              6,900   70,355
    Juroku Bank, Ltd. (The)                                  8,000   34,012
#   JVC Kenwood Corp.                                        3,820    9,891
    JX Holdings, Inc.                                       38,920  211,330
    K's Holdings Corp.                                       1,419   50,025
#   Kadokawa Group Holdings, Inc.                            1,200   37,662
#   Kagome Co., Ltd.                                         1,500   27,064
    Kagoshima Bank, Ltd. (The)                               2,000   14,645
#   Kajima Corp.                                            22,403   71,535
#   Kakaku.com, Inc.                                         2,000   51,704
    Kaken Pharmaceutical Co., Ltd.                           1,000   17,732
    Kamei Corp.                                              2,000   20,256
    Kanamoto Co., Ltd.                                       2,000   46,174
    Kaneka Corp.                                            12,000   72,290
*   Kanematsu Corp.                                         16,000   22,190
*   Kansai Electric Power Co., Inc. (The)                   13,300  162,491
    Kansai Paint Co., Ltd.                                   7,000   89,823

                                     1008

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Kao Corp.                                                4,800 $165,975
    Katakura Industries Co., Ltd.                            1,200   20,773
    Kato Sangyo Co., Ltd.                                      900   19,122
    Kawasaki Heavy Industries, Ltd.                         30,000   95,668
    Kawasaki Kisen Kaisha, Ltd.                             25,000   55,008
#   KDDI Corp.                                               7,200  346,229
    Keihin Corp.                                               600    9,811
    Kewpie Corp.                                             3,500   52,774
    Kikkoman Corp.                                           4,000   75,924
    Kinden Corp.                                             2,000   14,591
#   Kintetsu Corp.                                          20,000  101,164
    Kirin Holdings Co., Ltd.                                 8,000  139,992
    Kitz Corp.                                               7,500   43,345
    Kiyo Holdings, Inc.                                     10,000   17,454
    Koa Corp.                                                  900    9,696
    Kobayashi Pharmaceutical Co., Ltd.                         600   32,781
*   Kobe Steel, Ltd.                                        81,000  105,792
#   Kohnan Shoji Co., Ltd.                                   1,900   23,337
    Koito Manufacturing Co., Ltd.                            1,000   19,346
    Kokuyo Co., Ltd.                                         4,400   35,498
    Komatsu, Ltd.                                            9,800  268,500
    Konica Minolta, Inc.                                    14,000   98,908
    Konishi Co., Ltd.                                          300    5,566
    Kose Corp.                                               1,300   33,956
    Kubota Corp.                                             8,000  114,910
    Kubota Corp. Sponsored ADR                               1,000   71,550
    Kurabo Industries, Ltd.                                 13,000   24,434
    Kuraray Co., Ltd.                                        6,300   95,677
    Kureha Corp.                                            10,000   35,355
    Kurimoto, Ltd.                                           8,000   27,309
    Kurita Water Industries, Ltd.                            3,800   78,010
    Kuroda Electric Co., Ltd.                                1,800   23,927
    KYB Co., Ltd.                                            3,000   16,394
    Kyocera Corp.                                              800   81,378
    Kyocera Corp. Sponsored ADR                              1,000  101,400
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         2,700   28,312
    Kyokuyo Co., Ltd.                                        2,000    5,066
    KYORIN Holdings, Inc.                                    2,000   53,439
    Kyowa Exeo Corp.                                         2,000   23,614
    Kyowa Hakko Kirin Co., Ltd.                              8,000   98,196
*   Kyushu Electric Power Co., Inc.                          6,600   91,168
    Lawson, Inc.                                               500   39,367
    LEC, Inc.                                                  400    5,289
    Life Corp.                                               1,400   19,539
    Lintec Corp.                                             1,100   20,029
    Lion Corp.                                               5,000   29,215
#   LIXIL Group Corp.                                        6,200  139,384
#   M3, Inc.                                                    24   54,284
    Maeda Corp.                                              7,000   33,575
    Maeda Road Construction Co., Ltd.                        1,000   15,129
    Makino Milling Machine Co., Ltd.                         7,000   41,626
    Makita Corp.                                             1,200   73,198

                                     1009

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Mandom Corp.                                              1,000 $ 36,618
    Mars Engineering Corp.                                      300    6,703
    Marubeni Corp.                                           14,000  100,495
    Marubun Corp.                                               800    3,673
    Marudai Food Co., Ltd.                                    1,000    3,320
    Maruha Nichiro Holdings, Inc.                            13,000   25,996
    Marui Group Co., Ltd.                                     4,600   53,395
    Marusan Securities Co., Ltd.                              3,900   33,130
    Max Co., Ltd.                                             2,000   22,820
*   Mazda Motor Corp.                                        95,000  325,512
    Medipal Holdings Corp.                                    2,000   31,380
    Megmilk Snow Brand Co., Ltd.                              2,100   32,281
#   Meidensha Corp.                                           4,000   11,959
    MEIJI Holdings Co., Ltd.                                    300   13,543
    Meitec Corp.                                                300    7,731
    Michinoku Bank, Ltd. (The)                                3,000    7,270
    Minato Bank, Ltd. (The)                                   8,000   14,709
    Minebea Co., Ltd.                                        10,000   31,960
    Miraca Holdings, Inc.                                       600   29,920
    MISUMI Group, Inc.                                          600   18,320
    Mitsubishi Chemical Holdings Corp.                       44,500  217,032
    Mitsubishi Corp.                                         11,180  201,265
    Mitsubishi Electric Corp.                                22,000  209,735
    Mitsubishi Estate Co., Ltd.                              10,000  325,711
    Mitsubishi Gas Chemical Co., Inc.                        14,369  109,857
    Mitsubishi Heavy Industries, Ltd.                        40,000  275,842
    Mitsubishi Logistics Corp.                                3,000   53,631
    Mitsubishi Materials Corp.                               30,000   86,052
*   Mitsubishi Motors Corp.                                  58,000   68,514
    Mitsubishi Paper Mills, Ltd.                             11,000   10,868
    Mitsubishi Pencil Co., Ltd.                                 600   12,706
    Mitsubishi Steel Manufacturing Co., Ltd.                  3,000    6,438
    Mitsubishi Tanabe Pharma Corp.                            6,200   94,310
    Mitsubishi UFJ Financial Group, Inc.                    116,200  788,398
#   Mitsubishi UFJ Financial Group, Inc. ADR                 25,043  169,792
    Mitsuboshi Belting Co., Ltd.                              4,000   21,480
    Mitsui & Co., Ltd.                                        9,300  128,123
    Mitsui & Co., Ltd. Sponsored ADR                            473  129,375
    Mitsui Chemicals, Inc.                                   50,000  115,712
    Mitsui Engineering & Shipbuilding Co., Ltd.              21,000   38,856
    Mitsui Fudosan Co., Ltd.                                  7,000  238,231
    Mitsui Home Co., Ltd.                                     3,000   18,036
    Mitsui Mining & Smelting Co., Ltd.                       14,000   31,554
#*  Mitsui OSK Lines, Ltd.                                   26,000  108,273
    Mitsui-Soko Co., Ltd.                                     5,000   34,086
*   Mitsumi Electric Co., Ltd.                                2,400   13,750
    Miura Co., Ltd.                                             400    9,417
    Miyazaki Bank, Ltd. (The)                                 7,000   20,708
    Mizuho Financial Group, Inc.                            221,040  486,389
#   Mizuho Financial Group, Inc. ADR                         11,600   51,040
    Mizuno Corp.                                              6,000   25,623
    Mochida Pharmaceutical Co., Ltd.                          2,000   26,593

                                     1010

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Mori Seiki Co., Ltd.                                     1,900 $ 23,877
    Morinaga & Co., Ltd.                                    11,000   23,593
    Morinaga Milk Industry Co., Ltd.                         4,000   11,784
    Morita Holdings Corp.                                    3,000   25,402
    Mory Industries, Inc.                                    2,000    6,298
    MOS Food Services, Inc.                                    700   13,966
    Moshi Moshi Hotline, Inc.                                2,100   31,102
    MS&AD Insurance Group Holdings                           6,752  181,161
    Murata Manufacturing Co., Ltd.                           1,700  138,437
    Musashi Seimitsu Industry Co., Ltd.                        300    7,248
    Nabtesco Corp.                                           1,000   22,067
    Nachi-Fujikoshi Corp.                                    9,000   40,225
    Nagase & Co., Ltd.                                       2,000   25,606
    Nakamuraya Co., Ltd.                                     1,000    4,361
    Namco Bandai Holdings, Inc.                              4,300   78,374
    Nankai Electric Railway Co., Ltd.                       11,000   44,167
    Nanto Bank, Ltd. (The)                                   3,000   13,238
#   Natori Co., Ltd.                                           500    4,824
    NEC Corp.                                               79,000  205,227
#   NEC Mobiling, Ltd.                                         400   22,766
    NEC Networks & System Integration Corp.                  1,600   35,083
    NET One Systems Co., Ltd.                                3,200   28,070
    NGK Insulators, Ltd.                                     6,000   72,523
    NGK Spark Plug Co., Ltd.                                 5,000   84,294
    NHK Spring Co., Ltd.                                     3,000   32,474
    Nichia Steel Works, Ltd.                                 1,000    3,381
#   Nichias Corp.                                            4,000   24,444
    Nichicon Corp.                                           1,300   13,702
    Nichii Gakkan Co.                                        3,100   31,559
    Nichirei Corp.                                           7,000   41,180
    Nidec Corp.                                                400   27,202
#   Nidec Corp. ADR                                          2,800   47,432
    Nifco, Inc.                                              1,200   27,399
    Nihon Kohden Corp.                                         700   26,881
    Nihon Nohyaku Co., Ltd.                                  4,000   38,050
    Nihon Parkerizing Co., Ltd.                              1,000   20,369
    Nihon Yamamura Glass Co., Ltd.                           3,000    5,947
    Nikkiso Co., Ltd.                                        3,000   42,514
    Nikon Corp.                                              4,400   95,771
    Nippo Corp.                                              3,000   44,959
*   Nippon Chemi-Con Corp.                                   6,000   20,454
    Nippon Coke & Engineering Co., Ltd.                      3,500    4,540
    Nippon Denko Co., Ltd.                                   2,000    7,002
    Nippon Densetsu Kogyo Co., Ltd.                          2,000   22,436
    Nippon Electric Glass Co., Ltd.                         15,000   76,563
    Nippon Flour Mills Co., Ltd.                             2,000    9,299
    Nippon Kayaku Co., Ltd.                                  4,000   57,671
    Nippon Konpo Unyu Soko Co., Ltd.                         1,000   15,441
    Nippon Light Metal Holdings Co., Ltd.                   33,000   38,869
    Nippon Meat Packers, Inc.                                5,000   76,784
    Nippon Paint Co., Ltd.                                   6,000   71,193
#*  Nippon Paper Industries Co., Ltd.                        4,900   73,396

                                     1011

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Nippon Road Co., Ltd. (The)                               5,000 $ 29,904
    Nippon Seiki Co., Ltd.                                    1,000   13,200
*   Nippon Sheet Glass Co., Ltd.                             27,800   32,046
    Nippon Shinyaku Co., Ltd.                                 1,000   15,534
    Nippon Shokubai Co., Ltd.                                 5,000   49,195
    Nippon Signal Co., Ltd.                                   2,700   21,737
    Nippon Soda Co., Ltd.                                     8,000   37,262
    Nippon Steel & Sumitomo Metal Corp.                     146,800  390,998
    Nippon Suisan Kaisha, Ltd.                                5,100    9,897
    Nippon Synthetic Chemical Industry Co., Ltd. (The)        4,000   38,312
    Nippon Telegraph & Telephone Corp.                        1,700   84,541
    Nippon Telegraph & Telephone Corp. ADR                    6,000  149,220
    Nippon Television Holdings, Inc.                          1,800   31,821
    Nippon Thompson Co., Ltd.                                 3,000   14,978
    Nippon Valqua Industries, Ltd.                            3,000    7,743
*   Nippon Yakin Kogyo Co., Ltd.                              2,000    2,737
#   Nippon Yusen KK                                          32,405   84,595
    Nishimatsu Construction Co., Ltd.                        13,000   24,917
#   Nishimatsuya Chain Co., Ltd.                              2,600   25,774
    Nissan Chemical Industries, Ltd.                          5,700   73,881
    Nissan Motor Co., Ltd.                                   26,700  278,542
    Nissan Shatai Co., Ltd.                                   4,000   53,373
#*  Nissha Printing Co., Ltd.                                   500    8,080
    Nisshin Oillio Group, Ltd. (The)                          2,000    7,048
    Nisshin Seifun Group, Inc.                                5,500   71,061
    Nisshin Steel Holdings Co., Ltd.                          3,700   31,138
    Nisshinbo Holdings, Inc.                                  5,000   36,323
    Nissin Foods Holdings Co., Ltd.                             900   40,369
    Nissin Kogyo Co., Ltd.                                      700   15,480
    Nitta Corp.                                                 800   17,926
*   Nitto Boseki Co., Ltd.                                    8,000   28,217
    Nitto Denko Corp.                                         2,400  157,679
    Nitto Kogyo Corp.                                           700   10,430
    NKSJ Holdings, Inc.                                       1,500   38,072
    NOF Corp.                                                 2,000   10,774
    NOK Corp.                                                 3,200   46,146
    Nomura Holdings, Inc.                                    26,400  215,759
#   Nomura Holdings, Inc. ADR                                14,000  114,660
    Nomura Real Estate Holdings, Inc.                           900   24,195
    Nomura Research Institute, Ltd.                           1,200   36,147
    Noritz Corp.                                                500   10,609
    North Pacific Bank, Ltd.                                  8,000   27,545
    NSD Co., Ltd.                                             2,400   27,348
    NSK, Ltd.                                                 9,000   72,806
    NTN Corp.                                                14,000   35,702
    NTT Data Corp.                                               16   50,657
    NTT DOCOMO, Inc.                                             97  160,622
    NTT DOCOMO, Inc. Sponsored ADR                            4,886   80,961
    Obayashi Corp.                                           15,000   92,290
    Ohara, Inc.                                                 300    2,051
    Oiles Corp.                                               1,500   30,190
    Oita Bank, Ltd. (The)                                     2,000    7,806

                                     1012

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Oji Holdings Corp.                                      23,000 $ 82,096
    Okamura Corp.                                            3,000   22,745
    Okinawa Electric Power Co., Inc. (The)                     500   18,462
    OKUMA Corp.                                              2,000   15,655
    Okumura Corp.                                            7,000   28,363
    Okura Industrial Co., Ltd.                               2,000    8,832
*   Olympus Corp.                                            2,500   62,769
    Omron Corp.                                              3,500  110,565
#   Onward Holdings Co., Ltd.                                4,000   37,379
    Osaka Gas Co., Ltd.                                     30,000  130,021
    OSAKA Titanium Technologies Co.                            200    3,981
#   Osaki Electric Co., Ltd.                                 1,000    5,289
    OSG Corp.                                                1,100   16,736
    Otsuka Corp.                                               300   31,099
    Pacific Metals Co., Ltd.                                 7,000   35,241
    PanaHome Corp.                                           5,000   39,357
    Panasonic Corp.                                         16,500  118,913
#*  Panasonic Corp. Sponsored ADR                           24,160  173,469
    Panasonic Information Systems                              300    7,072
    Parco Co., Ltd.                                            200    2,622
    Paris Miki Holdings, Inc.                                2,800   15,096
#   Park24 Co., Ltd.                                           900   18,160
    Penta-Ocean Construction Co., Ltd.                       9,500   24,429
    Pigeon Corp.                                               700   60,220
    Piolax, Inc.                                               500   14,095
#*  Pioneer Corp.                                            8,000   16,443
    Pola Orbis Holdings, Inc.                                  600   21,248
    Press Kogyo Co., Ltd.                                    6,000   30,694
    Pronexus, Inc.                                             600    4,975
    Rakuten, Inc.                                            5,300   56,532
    Rengo Co., Ltd.                                          7,000   33,890
    Resona Holdings, Inc.                                   16,100   85,937
    Resorttrust, Inc.                                        1,100   37,483
    Ricoh Co., Ltd.                                         18,000  200,288
    Ricoh Leasing Co., Ltd.                                    600   18,458
    Riken Corp.                                              5,000   20,176
    Rinnai Corp.                                               800   63,613
    Riso Kagaku Corp.                                        1,400   26,769
    Rohm Co., Ltd.                                           2,200   77,774
    Rohto Pharmaceutical Co., Ltd.                           3,000   42,023
    Roland DG Corp.                                            700   10,311
    Round One Corp.                                          2,400   20,117
    Royal Holdings Co., Ltd.                                 1,800   29,402
#   Ryobi, Ltd.                                              9,000   21,116
    Ryohin Keikaku Co., Ltd.                                   725   68,467
    Ryosan Co., Ltd.                                         1,400   25,386
    Saibu Gas Co., Ltd.                                      5,000   12,189
    Saizeriya Co., Ltd.                                      1,800   25,490
    Sakata Seed Corp.                                        1,800   24,640
    San-A Co., Ltd.                                            700   34,173
    Sangetsu Co., Ltd.                                       1,000   28,674
    Sanki Engineering Co., Ltd.                              3,000   17,068

                                     1013

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Sankyo Co., Ltd.                                           400 $ 18,231
    Sankyu, Inc.                                             8,000   35,757
    Sanrio Co., Ltd.                                           300   15,063
    Santen Pharmaceutical Co., Ltd.                            800   40,156
    Sanyo Chemical Industries, Ltd.                          2,000   11,808
    Sanyo Shokai, Ltd.                                       9,000   27,331
#   Sanyo Special Steel Co., Ltd.                            3,000   12,178
    Sapporo Holdings, Ltd.                                  15,000   68,291
#   Sawai Pharmaceutical Co., Ltd.                             500   64,588
    SCSK Corp.                                               1,743   38,841
    Secom Co., Ltd.                                          1,400   78,084
    Sega Sammy Holdings, Inc.                                1,800   47,292
    Seikagaku Corp.                                          1,400   19,108
#   Seiko Epson Corp.                                        6,300   72,225
#   Seino Holdings Co., Ltd.                                 2,000   17,496
    Seiren Co., Ltd.                                         1,800   12,006
    Sekisui Chemical Co., Ltd.                              11,000  138,518
    Sekisui House, Ltd.                                     20,000  299,787
    Sekisui Jushi Corp.                                      2,000   27,780
    Sekisui Plastics Co., Ltd.                               5,000   13,188
#   Senko Co., Ltd.                                          2,320   12,579
    Senshukai Co., Ltd.                                      1,600   14,688
    Seven & I Holdings Co., Ltd.                             6,500  250,030
#*  Sharp Corp.                                             36,000  124,995
    Shiga Bank, Ltd. (The)                                   8,000   56,350
    Shikoku Bank, Ltd. (The)                                 6,000   18,327
*   Shikoku Electric Power Co., Inc.                         5,600  101,510
    Shima Seiki Manufacturing, Ltd.                            300    6,495
    Shimachu Co., Ltd.                                         700   18,495
#   Shimadzu Corp.                                           7,000   51,149
    Shimano, Inc.                                              300   26,131
    Shimizu Corp.                                           31,000  124,769
    Shin-Etsu Chemical Co., Ltd.                             3,900  262,908
    Shindengen Electric Manufacturing Co., Ltd.              1,000    4,106
    Shinko Electric Industries Co., Ltd.                     1,300   13,256
    Shinmaywa Industries, Ltd.                               4,000   32,571
    Shionogi & Co., Ltd.                                     4,600  113,146
    Ship Healthcare Holdings, Inc.                             500   19,246
    Shiroki Corp.                                            5,000   11,219
    Shiseido Co., Ltd.                                       5,900   84,484
    Shizuoka Bank, Ltd. (The)                                8,000   97,923
    Shizuoka Gas Co., Ltd.                                   3,000   23,785
    SHO-BOND Holdings Co., Ltd.                                200    8,441
    Shochiku Co., Ltd.                                       1,000   10,069
    Showa Corp.                                              1,800   26,132
#   Showa Denko KK                                          63,000  101,729
    Showa Shell Sekiyu KK                                    9,600   77,051
    Sinanen Co., Ltd.                                        4,000   16,369
    Sintokogio, Ltd.                                         4,000   36,224
    SKY Perfect JSAT Holdings, Inc.                             27   13,584
    Softbank Corp.                                           5,984  296,790
    Sohgo Security Services Co., Ltd.                          800   12,794

                                     1014

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Sojitz Corp.                                            38,600 $ 60,605
    Sony Corp.                                               5,100   83,834
    Sony Corp. Sponsored ADR                                14,427  237,036
    Space Co., Ltd.                                            200    1,859
    SRA Holdings                                               600    6,854
    Stanley Electric Co., Ltd.                               1,900   36,441
    Star Micronics Co., Ltd.                                   700    8,136
#   Start Today Co., Ltd.                                    1,400   21,197
    Starzen Co., Ltd.                                        3,000    8,231
    Sugi Holdings Co., Ltd.                                  1,200   46,056
    Sumco Corp.                                              3,000   31,491
    Suminoe Textile Co., Ltd.                                5,000   15,242
    Sumitomo Bakelite Co., Ltd.                              9,000   36,523
    Sumitomo Chemical Co., Ltd.                             50,231  168,207
    Sumitomo Corp.                                           8,600  107,664
    Sumitomo Electric Industries, Ltd.                      13,000  172,883
    Sumitomo Forestry Co., Ltd.                              7,200   85,820
    Sumitomo Heavy Industries, Ltd.                         23,000  102,413
    Sumitomo Metal Mining Co., Ltd.                         16,000  223,989
    Sumitomo Mitsui Financial Group, Inc.                    6,600  311,964
    Sumitomo Mitsui Trust Holdings, Inc.                    11,000   55,281
    Sumitomo Osaka Cement Co., Ltd.                         11,000   32,974
    Sumitomo Realty & Development Co., Ltd.                  2,000   94,523
    Sumitomo Rubber Industries, Ltd.                         2,400   44,316
    Sumitomo Warehouse Co., Ltd. (The)                       3,000   21,494
    Suzuken Co. Ltd/Aichi Japan                              1,100   42,834
    Suzuki Motor Corp.                                       4,900  125,911
#   Sysmex Corp.                                             1,400   90,287
    T&D Holdings, Inc.                                       8,300   96,680
    Tachi-S Co., Ltd.                                          400    7,386
    Tadano, Ltd.                                             1,000   12,518
#   Taiheiyo Cement Corp.                                   24,000   62,331
    Taikisha, Ltd.                                           1,200   27,194
    Taisei Corp.                                            43,000  143,621
    Taiyo Nippon Sanso Corp.                                 9,000   59,803
    Taiyo Yuden Co., Ltd.                                    2,000   28,971
    Takamatsu Construction Group Co., Ltd.                     700   10,659
    Takara Holdings, Inc.                                    4,000   34,321
    Takara Standard Co., Ltd.                                5,000   39,234
    Takasago International Corp.                             2,000   10,675
    Takasago Thermal Engineering Co., Ltd.                   3,000   23,670
    Takashimaya Co., Ltd.                                    8,000   94,563
    Takata Corp.                                             1,000   19,238
    Takeda Pharmaceutical Co., Ltd.                          9,200  505,096
    Tayca Corp.                                              3,000    9,115
#   TDK Corp.                                                1,200   43,880
    TDK Corp. Sponsored ADR                                  1,200   43,860
    Teijin, Ltd.                                            43,000  103,598
    Terumo Corp.                                             1,700   84,457
    THK Co., Ltd.                                            3,800   80,033
    TKC Corp.                                                  400    7,076
*   Toa Corp.                                               13,000   20,023

                                     1015

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
JAPAN -- (Continued)
    Toagosei Co., Ltd.                                       7,000 $   30,174
    TOC Co., Ltd.                                            2,800     22,098
    Tochigi Bank, Ltd. (The)                                 5,000     20,271
    Toda Corp.                                               3,000      8,846
    Toei Co., Ltd.                                           5,000     37,118
    Toho Bank, Ltd. (The)                                    3,000      9,404
    Toho Co. Ltd/Kobe                                        1,000      3,624
    Toho Holdings Co., Ltd.                                  2,900     66,525
    Toho Zinc Co., Ltd.                                      5,000     18,706
*   Tohoku Electric Power Co., Inc.                          5,100     54,623
    Tokai Carbon Co., Ltd.                                   8,000     27,023
    Tokai Rika Co., Ltd.                                     1,800     36,472
    Tokai Tokyo Financial Holdings, Inc.                     7,000     63,658
    Token Corp.                                                120      7,736
    Tokio Marine Holdings, Inc.                              8,300    263,771
    Tokushu Tokai Paper Co., Ltd.                            4,000      8,766
#   Tokuyama Corp.                                           8,000     21,527
    Tokyo Broadcasting System Holdings, Inc.                 1,600     25,332
#   Tokyo Dome Corp.                                         2,000     15,452
#*  Tokyo Electric Power Co., Inc.                           5,300     23,461
    Tokyo Electron, Ltd.                                     2,700    138,197
    Tokyo Energy & Systems, Inc.                             2,000      9,803
    Tokyo Gas Co., Ltd.                                     28,000    159,828
    Tokyo Seimitsu Co., Ltd.                                   700     15,407
    Tokyo Steel Manufacturing Co., Ltd.                        400      1,633
    Tokyo Tatemono Co., Ltd.                                16,000    148,289
    Tokyo Tomin Bank, Ltd. (The)                               500      6,976
    Tokyu Land Corp.                                        14,000    172,131
    TOMONY Holdings, Inc.                                    1,800      7,403
#   Tomy Co., Ltd.                                             800      3,992
    Tonami Holdings Co., Ltd.                                3,000      6,868
    TonenGeneral Sekiyu KK                                   4,000     40,422
    Toppan Forms Co., Ltd.                                   1,300     12,204
    Toppan Printing Co., Ltd.                               16,000    121,912
    Topre Corp.                                                300      2,798
    Topy Industries, Ltd.                                    8,000     18,669
    Toray Industries, Inc.                                  18,000    126,549
    Toshiba Corp.                                           34,000    187,482
    Toshiba Machine Co., Ltd.                                8,000     48,920
    Toshiba TEC Corp.                                        2,000     11,818
    Tosoh Corp.                                             23,000     75,858
    Totetsu Kogyo Co., Ltd.                                  1,300     21,737
#   TOTO, Ltd.                                               8,000     82,970
    Towa Pharmaceutical Co., Ltd.                              200      9,922
    Toyo Ink SC Holdings Co., Ltd.                           3,000     13,997
    Toyo Seikan Group Holdings, Ltd.                         6,600     90,448
    Toyo Tire & Rubber Co., Ltd.                            12,000     64,575
    Toyobo Co., Ltd.                                        23,000     40,140
    Toyoda Gosei Co., Ltd.                                   1,700     44,120
#   Toyota Boshoku Corp.                                     1,900     27,310
    Toyota Motor Corp.                                       2,455    142,483
    Toyota Motor Corp. Sponsored ADR                        11,495  1,336,868

                                     1016

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    Toyota Tsusho Corp.                                      2,800 $    77,984
    Trusco Nakayama Corp.                                      400       8,267
    TS Tech Co., Ltd.                                          900      27,331
    TSI Holdings Co., Ltd.                                     660       4,871
    Tsubakimoto Chain Co.                                    2,000      10,717
    Tsugami Corp.                                            1,000       5,142
    Tsukuba Bank, Ltd. (The)                                 5,900      29,174
    Tsumura & Co.                                            1,500      49,014
    Tsuruha Holdings, Inc.                                     600      58,468
    U-Shin, Ltd.                                             1,600      11,734
    Ube Industries, Ltd.                                    49,000      99,073
*   Ulvac, Inc.                                                700       5,475
#   Unicharm Corp.                                           1,200      77,594
    Unipres Corp.                                            1,300      28,934
    Universal Entertainment Corp.                              500      12,546
    UNY Group Holdings Co., Ltd.                             6,200      44,126
    Ushio, Inc.                                              2,700      27,511
    Valor Co., Ltd.                                          1,200      22,708
    Vital KSK Holdings, Inc.                                 1,000       9,046
    Wacoal Holdings Corp.                                    3,000      33,127
    Wacom Co., Ltd.                                              6      27,500
    West Japan Railway Co.                                   1,700      82,250
    Xebio Co., Ltd.                                          1,700      40,074
    Yachiyo Bank, Ltd. (The)                                   400      14,924
    Yahoo Japan Corp.                                           43      21,607
    Yaizu Suisankagaku Industry Co., Ltd.                      200       1,809
    Yakult Honsha Co., Ltd.                                  1,300      56,665
#   Yamada Denki Co., Ltd.                                   2,200     106,169
    Yamagata Bank, Ltd. (The)                                2,000       9,920
    Yamaha Corp.                                             8,500      91,150
    Yamaha Motor Co., Ltd.                                   5,200      72,542
    Yamanashi Chuo Bank, Ltd. (The)                          2,000       9,281
    Yamato Holdings Co., Ltd.                                1,000      19,290
    Yamazaki Baking Co., Ltd.                                2,000      26,173
    Yaskawa Electric Corp.                                   3,000      36,707
    Yellow Hat, Ltd.                                           400       8,015
    Yodogawa Steel Works, Ltd.                               2,000       7,562
    Yokogawa Electric Corp.                                  2,400      24,406
    Yokohama Reito Co., Ltd.                                 3,900      35,144
    Yokohama Rubber Co., Ltd. (The)                          6,000      78,789
    Yondenko Corp.                                           2,000       6,714
    Yorozu Corp.                                               600      10,028
    Zensho Holdings Co., Ltd.                                  800      10,607
    Zeon Corp.                                               9,000      96,904
                                                                   -----------
TOTAL JAPAN                                                         41,325,571
                                                                   -----------
NETHERLANDS -- (2.3%)
    Aalberts Industries NV                                   3,416      76,665
    Aegon NV                                                16,965     113,322
#   Akzo Nobel NV                                            6,251     377,000
#   APERAM                                                   2,305      28,457
    Arcadis NV                                                 886      24,495

                                     1017

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
NETHERLANDS -- (Continued)
    ArcelorMittal (B03XPL1)                                 12,432 $  153,667
#   ArcelorMittal (03938L104)                                1,709     21,346
    ASM International NV                                     1,439     48,068
    ASML Holding NV                                          1,373    102,162
    BinckBank NV                                             2,442     18,714
    Brunel International NV                                    520     22,049
    CSM                                                      2,941     65,833
*   DE Master Blenders 1753 NV                               8,985    142,730
    Delta Lloyd NV                                           2,256     43,379
    Fugro NV                                                 1,702     98,335
#   Heijmans NV                                              1,353     12,448
#   Heineken NV                                              1,465    103,685
    Hunter Douglas NV                                          235      9,653
#*  ING Groep NV Sponsored ADR                              56,475    463,660
    Kendrion NV                                                337      8,287
    Koninklijke Ahold NV                                    22,669    358,107
    Koninklijke BAM Groep NV                                 7,103     31,484
    Koninklijke DSM NV                                       4,705    303,264
#   Koninklijke KPN NV                                       7,965     16,690
    Koninklijke Philips Electronics NV (5986622)            15,628    432,552
    Koninklijke Philips Electronics NV (500472303)          11,257    310,693
    Koninklijke Ten Cate NV                                  1,115     27,081
    Nutreco NV                                               1,011     96,132
*   PostNL NV                                                7,305     16,662
    Randstad Holding NV                                      3,983    166,029
#   Reed Elsevier NV                                         3,948     64,079
    Reed Elsevier NV Sponsored ADR                           2,642     87,899
#*  Royal Imtech NV                                            616      6,868
*   SBM Offshore NV                                          6,909    110,865
    Sligro Food Group NV                                       404     13,319
    Telegraaf Media Groep NV                                   440      5,205
    TKH Group NV                                             1,133     30,794
    TNT Express NV                                           3,969     30,495
#*  TomTom NV                                                2,056      9,285
    Unilever NV (904784709)                                  3,158    134,152
    Unilever NV (B12T3J1)                                    7,595    323,633
    Unit4 NV                                                   614     20,926
    USG People NV                                            1,366     10,685
#   Wolters Kluwer NV                                        4,707    104,159
                                                                   ----------
TOTAL NETHERLANDS                                                   4,645,013
                                                                   ----------
NEW ZEALAND -- (0.2%)
    Auckland International Airport, Ltd.                    16,377     43,532
    Chorus, Ltd. ADR                                           880     10,296
    Contact Energy, Ltd.                                     8,055     36,455
    Fisher & Paykel Healthcare Corp., Ltd.                   4,279      9,729
    Fletcher Building, Ltd. (6341617)                        1,711     12,950
    Fletcher Building, Ltd. (6341606)                        9,511     72,155
    Freightways, Ltd.                                        2,616     10,096
    Infratil, Ltd.                                          20,130     39,780
    Mainfreight, Ltd.                                        3,098     27,996
    New Zealand Refining Co., Ltd. (The)                     7,267     15,078

                                     1018

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
NEW ZEALAND -- (Continued)
#   Nuplex Industries, Ltd.                                  5,854 $ 16,726
    Port of Tauranga, Ltd.                                   1,623   21,570
    Ryman Healthcare, Ltd.                                  12,632   66,089
    Sky Network Television, Ltd.                             6,556   32,167
    SKYCITY Entertainment Group, Ltd.                       10,107   38,661
    TrustPower, Ltd.                                         3,375   21,102
                                                                   --------
TOTAL NEW ZEALAND                                                   474,382
                                                                   --------
NORWAY -- (0.9%)
    Aker ASA Class A                                           951   29,409
    Aker Solutions ASA                                       1,944   27,208
*   Algeta ASA                                                 483   16,413
*   Archer, Ltd.                                             1,949    1,283
#   Atea ASA                                                 2,131   23,035
    Austevoll Seafood ASA                                    5,066   33,542
    BW Offshore, Ltd.                                        4,454    4,228
#   Cermaq ASA                                                 800   11,948
    Copeinca ASA                                             1,200   12,603
#*  Det Norske Oljeselskap ASA                               2,204   31,410
    DNB ASA                                                 14,525  237,854
#*  DNO International ASA                                   28,000   49,083
#*  DOF ASA                                                  1,800    7,744
    Ekornes ASA                                                454    7,272
    Farstad Shipping ASA                                       124    2,597
    Fred Olsen Energy ASA                                      869   37,910
    Ganger Rolf ASA                                            240    5,287
    Golar LNG, Ltd.                                            568   18,650
    Kongsberg Gruppen A.S.                                   1,943   36,730
    Kvaerner ASA                                             5,584    9,425
#   Leroey Seafood Group ASA                                   940   29,537
*   Marine Harvest ASA                                      67,192   69,914
#*  Nordic Semiconductor ASA                                 8,606   26,158
#   Norsk Hydro ASA                                          4,999   23,543
#*  Norske Skogindustrier ASA                                2,500    1,121
*   Norwegian Air Shuttle A.S.                               1,098   52,809
    Opera Software ASA                                       2,172   14,802
    Orkla ASA                                                7,289   65,727
    Petroleum Geo-Services ASA                               3,107   45,649
    Prosafe SE                                               7,097   68,250
#   Schibsted ASA                                            1,096   47,702
    Seadrill, Ltd.                                           2,157   83,117
#*  Songa Offshore SE                                        2,969    2,955
    SpareBank 1 SMN                                          2,099   17,872
#   SpareBank 1 SR Bank ASA                                    368    3,291
    Statoil ASA                                              6,394  156,534
    Statoil ASA Sponsored ADR                                5,319  130,315
    Stolt-Nielsen, Ltd.                                        122    2,521
*   Storebrand ASA                                           9,525   43,450
#   Subsea 7 SA                                              2,947   63,621
    Telenor ASA                                              4,598  103,616
    TGS Nopec Geophysical Co. ASA                              865   31,103
#   Tomra Systems ASA                                        1,800   16,875

                                     1019

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NORWAY -- (Continued)
#   Veidekke ASA                                              1,400 $   11,055
#   Wilh Wilhelmsen ASA                                          25        203
#   Yara International ASA                                    3,434    161,308
                                                                    ----------
TOTAL NORWAY                                                         1,876,679
                                                                    ----------
PORTUGAL -- (0.3%)
#*  Banco Comercial Portugues SA                            105,752     14,662
*   Banco Espirito Santo SA                                  18,689     21,414
    Cimpor Cimentos de Portugal SGPS SA                       4,383     19,770
    EDP - Energias de Portugal SA                            35,755    122,890
#*  EDP Renovaveis SA                                         6,176     32,189
    Galp Energia SGPS SA                                      3,295     52,808
#   Jeronimo Martins SGPS SA                                  1,895     45,200
    Portucel SA                                              11,580     41,938
    Portugal Telecom SGPS SA                                 23,776    124,059
    Portugal Telecom SGPS SA Sponsored ADR                    2,200     11,528
    REN - Redes Energeticas Nacionais SGPS SA                 5,988     18,232
    Semapa-Sociedade de Investimento e Gestao                 1,346     12,720
    Sonae                                                    30,547     29,660
    Sonaecom - SGPS SA                                        1,724      4,034
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                     10,000     44,848
                                                                    ----------
TOTAL PORTUGAL                                                         595,952
                                                                    ----------
SINGAPORE -- (0.8%)
*   Banyan Tree Holdings, Ltd.                               47,000     23,505
*   Biosensors International Group, Ltd.                     28,000     27,352
    Bund Center Investment, Ltd.                             21,000      3,760
    CapitaLand, Ltd.                                         40,000    121,986
    Chip Eng Seng Corp., Ltd.                                45,000     29,822
    City Developments, Ltd.                                  11,000    100,848
    ComfortDelGro Corp., Ltd.                                17,000     27,429
    Cosco Corp. Singapore, Ltd.                              21,000     14,972
*   Ezra Holdings, Ltd.                                      23,000     17,904
    First Resources, Ltd.                                    17,000     23,923
    GMG Global, Ltd.                                        304,000     28,423
    GuocoLand, Ltd.                                          17,666     32,421
    GuocoLeisure, Ltd.                                       43,000     30,597
    Ho Bee Investment, Ltd.                                  17,000     29,725
    Hongkong Land Holdings, Ltd.                              6,000     43,687
#   Hyflux, Ltd.                                             10,500     11,701
    Indofood Agri Resources, Ltd.                            18,000     15,600
    Jardine Cycle & Carriage, Ltd.                            1,000     39,635
    K-Green Trust                                               800        676
    K1 Ventures, Ltd.                                        21,000      2,753
    Keppel Corp., Ltd.                                        8,400     73,271
    Keppel Land, Ltd.                                        24,000     79,292
    Keppel REIT                                               1,680      2,062
    Keppel Telecommunications & Transportation, Ltd.          3,000      3,343
    Midas Holdings, Ltd.                                     71,000     28,675
    NSL, Ltd.                                                 2,000      2,493
#   Olam International, Ltd.                                 44,000     60,126
#   Overseas Union Enterprise, Ltd.                          13,000     32,900

                                     1020

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SINGAPORE -- (Continued)
*   Raffles Education Corp., Ltd.                             5,310 $    1,382
    SATS, Ltd.                                               19,460     49,753
    SembCorp Industries, Ltd.                                10,000     40,637
#   SembCorp Marine, Ltd.                                     7,000     24,592
    Sinarmas Land, Ltd.                                      21,000      8,481
    Singapore Land, Ltd.                                      6,000     43,125
#   Singapore Press Holdings, Ltd.                            7,000     25,368
    Singapore Technologies Engineering, Ltd.                 18,000     64,423
    Singapore Telecommunications, Ltd.                       31,000     99,023
    Stamford Land Corp., Ltd.                                32,000     15,465
    Tat Hong Holdings, Ltd.                                  24,000     29,063
*   Triyards holdings, Ltd.                                   2,300      1,416
    United Engineers, Ltd.                                    3,000      7,659
    United Industrial Corp., Ltd.                            40,000     97,832
    UOB-Kay Hian Holdings, Ltd.                              11,000     15,368
    UOL Group, Ltd.                                          14,000     81,286
    Vard Holdings, Ltd.                                      23,000     19,297
    Venture Corp., Ltd.                                       8,000     54,037
    Wheelock Properties Singapore, Ltd.                      15,000     23,902
    Wing Tai Holdings, Ltd.                                  13,510     23,933
                                                                    ----------
TOTAL SINGAPORE                                                      1,634,923
                                                                    ----------
SPAIN -- (2.2%)
    Abengoa SA                                                1,749      4,680
#   Abengoa SA Class B                                        6,996     17,065
    Abertis Infraestructuras SA                               4,713     87,949
    Acciona SA                                                  733     47,954
#   Acerinox SA                                               3,980     42,947
    ACS Actividades de Construccion y Servicios SA            3,537     90,841
    Almirall SA                                                 492      6,504
#   Antena 3 de Television SA                                 2,220     13,539
    Banco Bilbao Vizcaya Argentaria SA                       35,277    343,406
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR         26,099    255,770
    Banco de Sabadell SA                                     72,230    150,043
*   Banco Espanol de Credito SA                               1,128      5,196
*   Banco Popular Espanol SA                                133,156    103,675
    Banco Santander SA                                       78,194    564,682
    Banco Santander SA Sponsored ADR                         36,513    264,719
    Bankinter SA (B87RCP8)                                    4,450     16,386
    Bankinter SA (5474008)                                    8,012     29,463
*   Baron de Ley                                                128      8,353
#   Bolsas y Mercados Espanoles SA                              993     26,952
    CaixaBank                                                15,193     56,177
*   Caja de Ahorros del Mediterraneo                            233         --
*   Cementos Portland Valderrivas SA                            155        794
    Construcciones y Auxiliar de Ferrocarriles SA                25      9,868
*   Deoleo SA                                                 5,017      1,752
    Distribuidora Internacional de Alimentacion SA            7,854     60,880
    Duro Felguera SA                                            609      4,337
    Ebro Foods SA                                             1,132     23,221
    Enagas SA                                                 1,766     47,031
    Ence Energia y Celulosa S.A                              10,765     28,395

                                     1021

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SPAIN -- (Continued)
    Faes Farma SA                                            1,327 $    3,634
    Ferrovial SA                                             7,855    129,941
    Fomento de Construcciones y Contratas SA                   737      7,646
    Gamesa Corp. Tecnologica SA                              2,153      8,417
    Gas Natural SDG SA                                       5,590    117,053
*   Grifols SA                                               1,691     67,877
    Grupo Catalana Occidente SA                                732     16,588
    Iberdrola SA                                            78,331    421,152
    Inditex SA                                               1,817    243,851
    Indra Sistemas SA                                        2,258     30,380
*   Jazztel P.L.C.                                           4,109     30,894
    Mapfre SA                                               13,120     48,053
*   Mediaset Espana Comunicacion SA                          3,538     27,731
    Melia Hotels International SA                            3,189     23,626
*   NH Hoteles SA                                            1,077      3,751
    Obrascon Huarte Lain SA                                    709     26,222
    Pescanova SA                                             1,279         --
*   Promotora de Informaciones SA Class A                    4,718      1,399
    Prosegur Cia de Seguridad SA                             2,490     13,919
#*  Realia Business SA                                       8,376      5,156
    Red Electrica Corp. SA                                   2,364    125,668
    Repsol SA                                                6,796    159,329
    Repsol SA Sponsored ADR                                  4,469    104,396
*   Sacyr Vallehermoso SA                                   10,270     21,371
    Tecnicas Reunidas SA                                       572     27,717
    Telefonica SA                                           11,898    174,214
#   Telefonica SA Sponsored ADR                             16,998    247,661
    Tubacex SA                                               5,015     14,109
    Tubos Reunidos SA                                        1,662      3,588
    Vidrala SA                                                 235      7,834
    Viscofan SA                                                472     24,528
*   Vocento SA                                                 844      1,030
    Zardoya Otis SA                                          1,961     27,403
                                                                   ----------
TOTAL SPAIN                                                         4,478,717
                                                                   ----------
SWEDEN -- (3.2%)
    AarhusKarlshamn AB                                         568     29,834
    AddTech AB Class B                                         331     11,317
    AF AB Class B                                              600     16,522
#   Alfa Laval AB                                            3,800     83,764
#   Assa Abloy AB Class B                                    5,659    226,466
#   Atlas Copco AB Class A                                   7,378    195,092
    Atlas Copco AB Class B                                   4,089     97,561
#   Axfood AB                                                  232     10,223
#   Axis Communications AB                                   2,030     55,903
    B&B Tools AB Class B                                     1,109     13,535
#   Beijer AB G&L Class B                                      522      9,150
    Betsson AB                                                 655     19,185
    BillerudKorsnas AB                                       2,884     28,626
    Bjoern Borg AB (B8ZRVS6)                                   385        178
    Bjoern Borg AB (B8G3M79)                                   385      2,049
    Boliden AB                                              14,454    230,829

                                     1022

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
SWEDEN -- (Continued)
    Castellum AB                                             3,189 $ 47,751
*   Cloetta AB Class B                                         480    1,440
    Duni AB                                                  2,923   27,630
    Electrolux AB Series B                                   7,766  221,030
    Elekta AB Class B                                        6,513   99,867
#*  Eniro AB                                                 3,508    8,496
    Fabege AB                                                2,825   30,595
#   Getinge AB Class B                                       5,318  160,353
#*  Hakon Invest AB                                          1,460   39,419
    Hennes & Mauritz AB Class B                              6,695  237,764
    Hexpol AB                                                  792   44,657
#   Hoganas AB Class B                                         591   28,309
    Holmen AB Class B                                        2,248   63,011
    Hufvudstaden AB Class A                                    111    1,453
    Husqvarna AB Class A                                     3,992   23,141
    Husqvarna AB Class B                                    11,763   68,063
    Industrial & Financial Systems Class B                   1,168   22,189
#   Intrum Justitia AB                                       2,642   54,338
#   JM AB                                                    2,125   47,858
    Kungsleden AB                                            3,130   21,947
    Lagercrantz AB Class B                                     480    6,343
    Lindab International AB                                  2,338   18,391
    Loomis AB Class B                                        1,238   24,202
*   Lundin Petroleum AB                                      5,902  141,914
    Meda AB Class A                                          7,099   84,978
#*  Medivir AB Class B                                       1,257   13,342
#   Mekonomen AB                                               225    7,113
#*  Micronic Mydata AB                                      11,440   24,454
#   Millicom International Cellular SA                         555   45,584
    NCC AB Class B                                           2,063   49,087
#   New Wave Group AB Class B                                  752    4,074
    Nibe Industrier AB Class B                               1,196   19,521
    Nobia AB                                                 5,022   28,911
    Nordea Bank AB                                          31,253  376,068
*   PA Resources AB                                              3       12
    Peab AB                                                  6,816   38,247
*   Rezidor Hotel Group AB                                   5,832   27,676
    Saab AB Class B                                          1,438   31,562
#   Sandvik AB                                               8,841  126,104
*   SAS AB                                                   6,947   15,218
    Scania AB Class B                                        4,301   91,982
    Securitas AB Class B                                     5,912   58,176
    Skandinaviska Enskilda Banken AB Class A                31,763  326,757
#   Skanska AB Class B                                       7,364  125,628
#   SKF AB Class B                                           4,436  103,556
#   SSAB AB Class A                                          5,418   39,919
    SSAB AB Class B                                          3,943   25,324
    Svenska Cellulosa AB Class A                             1,455   39,897
    Svenska Cellulosa AB Class B                            15,984  416,364
    Svenska Handelsbanken AB Class A                         4,084  186,182
    Swedbank AB Class A                                      8,893  218,978
#   Swedish Match AB                                         3,425  118,815

                                     1023

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SWEDEN -- (Continued)
*   Swedish Orphan Biovitrum AB                              3,893 $   24,914
#   Systemair AB                                               348      5,676
    Tele2 AB Class B                                           388      6,658
    Telefonaktiebolaget LM Ericsson Class A                  2,994     36,152
#   Telefonaktiebolaget LM Ericsson Class B                 31,501    391,758
    Telefonaktiebolaget LM Ericsson Sponsored ADR           20,310    250,016
    TeliaSonera AB                                          21,164    146,026
#   Trelleborg AB Class B                                    5,715     85,092
    Unibet Group P.L.C.                                      1,240     42,970
    Volvo AB Class A                                         5,553     76,663
    Volvo AB Class B                                        15,322    212,360
    Wallenstam AB Class B                                    1,861     26,583
    Wihlborgs Fastigheter AB                                 2,227     36,882
                                                                   ----------
TOTAL SWEDEN                                                        6,455,674
                                                                   ----------
SWITZERLAND -- (7.0%)
    ABB, Ltd.                                                7,296    165,451
    ABB, Ltd. Sponsored ADR                                 16,629    375,316
*   Acino Holding AG                                           154     15,904
    Adecco SA                                                3,685    197,106
*   AFG Arbonia-Forster Holding AG                             960     27,501
    Allreal Holding AG                                         448     65,562
#   Alpiq Holding AG                                            48      6,094
    ams AG                                                     411     38,359
    Autoneum Holding AG                                         30      2,063
    Bank Coop AG                                               211     11,383
    Banque Cantonale Vaudoise                                   96     53,192
    Barry Callebaut AG                                          48     46,896
    Basler Kantonalbank                                        208     18,795
    Belimo Holding AG                                            4      9,106
    Berner Kantonalbank AG                                     157     43,770
*   Bobst Group AG                                             718     23,227
    Bossard Holding AG                                          68     10,042
    Bucher Industries AG                                       278     67,102
    Burckhardt Compression Holding AG                           65     26,583
*   Charles Voegele Holding AG                                 527      7,350
    Cie Financiere Richemont SA Class A                      6,065    490,832
    Clariant AG                                              7,760    113,533
*   Coca-Cola HBC AG ADR                                     3,977    102,408
    Conzzeta AG                                                 18     33,822
    Credit Suisse Group AG                                  14,295    396,987
    Credit Suisse Group AG Sponsored ADR                    21,417    616,381
    Daetwyler Holding AG                                       429     48,829
*   Dufry AG                                                   519     69,143
    Emmi AG                                                     73     22,612
    EMS-Chemie Holding AG                                      188     54,367
    Energiedienst Holding AG                                   195      7,445
    Flughafen Zuerich AG                                       107     52,062
#   Galenica AG                                                103     67,630
*   Gategroup Holding AG                                       959     18,586
    Geberit AG                                                 480    117,303
    Georg Fischer AG                                           272    118,468

                                     1024

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    Givaudan SA                                                157 $  202,189
    Helvetia Holding AG                                        199     83,487
    Holcim, Ltd.                                             6,369    496,813
    Huber & Suhner AG                                          281     13,725
    Implenia AG                                                638     35,046
    Inficon Holding AG                                         107     33,282
    Kudelski SA                                              2,490     31,391
    Kuehne + Nagel International AG                            418     47,879
    Kuoni Reisen Holding AG                                    123     37,542
    Liechtensteinische Landesbank AG                           210      8,841
    Lindt & Spruengli AG                                         1     44,564
#   Logitech International SA                                7,268     46,343
    Luzerner Kantonalbank AG                                    74     29,454
    Metall Zug AG                                                5     12,153
#*  Meyer Burger Technology AG                                 990      6,055
    Mobimo Holding AG                                          147     33,036
    Nestle SA                                               25,742  1,835,725
#   Nobel Biocare Holding AG                                 2,549     28,570
    Novartis AG                                              7,021    519,748
#   Novartis AG ADR                                         22,653  1,670,885
    OC Oerlikon Corp. AG                                       640      7,408
*   Orascom Development Holding AG                             654      6,405
    Panalpina Welttransport Holding AG                         290     28,240
    Partners Group Holding AG                                  182     46,695
    Phoenix Mecano AG                                           30     15,168
    PubliGroupe AG                                              32      4,639
    Rieter Holding AG                                          198     33,092
    Roche Holding AG (7108918)                                 226     56,465
    Roche Holding AG (7110388)                               3,948    988,344
    Schindler Holding AG                                       142     20,797
    Schweiter Technologies AG                                   15      9,334
    Schweizerische National-Versicherungs-Gesellschaft AG      589     28,138
    SGS SA                                                      52    125,743
    Sika AG                                                     73    176,401
    Sonova Holding AG                                          797     86,824
    St Galler Kantonalbank AG                                   77     33,694
    Straumann Holding AG                                        93     12,209
    Sulzer AG                                                  685    117,060
    Swatch Group AG (The) (7184725)                            667    382,671
    Swatch Group AG (The) (7184736)                            689     69,286
    Swiss Life Holding AG                                      792    125,472
    Swiss Re AG                                              8,053    640,870
    Swisscom AG                                                360    169,567
    Swisslog Holding AG                                      3,346      4,398
    Swissquote Group Holding SA                                501     16,650
    Syngenta AG                                                610    260,787
    Syngenta AG ADR                                          1,500    128,250
    Tecan Group AG                                             432     40,214
*   Temenos Group AG                                         1,495     35,356
#   UBS AG (H89231338)                                      21,265    378,304
    UBS AG (B18YFJ4)                                        29,907    533,493
    Valiant Holding                                            340     31,879

                                     1025

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
SWITZERLAND -- (Continued)
    Valora Holding AG                                           40 $     7,854
    Verwaltungs- und Privat-Bank AG                             66       5,292
    Vetropack Holding AG                                         6      12,164
#*  Von Roll Holding AG                                      4,126       7,356
    Vontobel Holding AG                                        879      28,365
    Walter Meier AG                                            300      18,052
#   Zehnder Group AG                                           480      21,237
*   Zug Estates Holding AG                                       5       6,700
    Zuger Kantonalbank AG                                        2      10,724
    Zurich Insurance Group AG                                3,010     841,119
                                                                   -----------
TOTAL SWITZERLAND                                                   14,330,654
                                                                   -----------
UNITED KINGDOM -- (17.0%)
    A.G.BARR P.L.C.                                          1,821      15,523
    Aberdeen Asset Management P.L.C.                        19,794     138,168
    Admiral Group P.L.C.                                     2,678      53,346
*   Afren P.L.C.                                            20,049      41,844
    African Barrick Gold P.L.C.                                156         425
*   Aga Rangemaster Group P.L.C.                               991       1,211
    Aggreko P.L.C.                                           2,760      76,509
    AMEC P.L.C.                                             10,678     168,327
    Amlin P.L.C.                                             8,802      58,059
    Anglo American P.L.C.                                   10,705     261,745
    ARM Holdings P.L.C.                                      5,384      83,742
    ARM Holdings P.L.C. Sponsored ADR                        1,525      71,294
    Ashmore Group P.L.C.                                     6,735      41,829
    Ashtead Group P.L.C.                                    25,129     229,816
    Associated British Foods P.L.C.                          2,043      61,457
#   AstraZeneca P.L.C. Sponsored ADR                        11,519     598,067
    Aviva P.L.C.                                            60,529     287,362
    Babcock International Group P.L.C.                       7,655     127,380
    Balfour Beatty P.L.C.                                   15,251      51,212
    Barclays P.L.C.                                         48,254     215,332
#   Barclays P.L.C. Sponsored ADR                           48,628     874,331
*   Barratt Developments P.L.C.                             17,349      83,983
    BBA Aviation P.L.C.                                     13,135      51,284
    Beazley P.L.C.                                           9,115      31,842
    Bellway P.L.C.                                           4,558      95,343
    Berendsen P.L.C.                                         3,002      36,075
    Berkeley Group Holdings P.L.C.                           4,610     149,476
    BG Group P.L.C.                                         25,514     430,710
    Bodycote P.L.C.                                          7,134      57,479
    Bovis Homes Group P.L.C.                                 5,933      70,795
    BP P.L.C. Sponsored ADR                                 31,973   1,394,023
    Brammer P.L.C.                                           6,600      36,569
    Brewin Dolphin Holdings P.L.C.                          11,579      37,623
    British American Tobacco P.L.C.                          7,802     432,506
    British American Tobacco P.L.C. Sponsored ADR            3,096     343,718
#   British Sky Broadcasting Group P.L.C. Sponsored ADR      2,100     110,733
    Britvic P.L.C.                                           4,445      30,394
*   BTG P.L.C.                                               7,993      42,953
    Bunzl P.L.C.                                             7,449     148,178

                                     1026

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    Burberry Group P.L.C.                                    4,975 $103,496
    Bwin.Party Digital Entertainment P.L.C.                  8,620   17,914
*   Cairn Energy P.L.C.                                     10,333   46,402
    Cape P.L.C.                                                 19       88
    Capita P.L.C.                                            9,406  131,900
*   Capital & Regional P.L.C.                                2,940    1,575
    Carillion P.L.C.                                        14,658   61,150
    Carnival P.L.C. ADR                                        900   32,517
    Catlin Group, Ltd.                                       8,661   70,800
*   Centamin P.L.C.                                         17,706   11,486
    Centrica P.L.C.                                         40,035  230,912
    Chemring Group P.L.C.                                    3,286   13,851
    Cineworld Group P.L.C.                                   6,748   30,369
    Cobham P.L.C.                                           26,747  104,204
*   Colt Group SA                                            7,373   13,177
    Compass Group P.L.C.                                    20,690  272,488
    Computacenter P.L.C.                                     6,025   42,063
    Cranswick P.L.C.                                         2,118   34,753
    Croda International P.L.C.                               2,173   83,768
    CSR P.L.C.                                               6,238   47,833
    Daily Mail & General Trust P.L.C.                        6,452   68,950
    Dairy Crest Group P.L.C.                                 3,168   22,700
    De La Rue P.L.C.                                         2,414   34,951
    Debenhams P.L.C.                                        27,433   35,485
    Dechra Pharmaceuticals P.L.C.                            1,285   14,338
    Devro P.L.C.                                             8,421   43,254
    Diageo P.L.C.                                            2,096   64,007
    Diageo P.L.C. Sponsored ADR                              2,220  271,284
    Dignity P.L.C.                                             607   12,985
    Diploma P.L.C.                                           2,091   18,546
*   Dixons Retail P.L.C.                                    80,089   43,815
    Domino Printing Sciences P.L.C.                          2,816   29,168
    Domino's Pizza Group P.L.C.                              3,573   36,164
    Drax Group P.L.C.                                       11,680  111,473
    DS Smith P.L.C.                                         24,951   90,651
    Electrocomponents P.L.C.                                10,892   40,707
    Elementis P.L.C.                                        28,161  115,611
*   EnQuest P.L.C.                                          21,447   42,968
*   Enterprise Inns P.L.C.                                  18,852   28,743
*   Essar Energy P.L.C.                                      2,756    6,137
    Euromoney Institutional Investor P.L.C.                    172    2,621
    Evraz P.L.C.                                             3,908    9,510
    Experian P.L.C.                                         13,402  235,804
    F&C Asset Management P.L.C.                             28,896   44,012
    Fenner P.L.C.                                            2,053   11,230
    Ferrexpo P.L.C.                                            785    2,190
    Fidessa Group P.L.C.                                       581   16,207
    Filtrona P.L.C.                                          2,925   32,169
    Firstgroup P.L.C.                                          304      998
    Fresnillo P.L.C.                                         1,982   35,824
    Fuller Smith & Turner                                      636    7,907
    G4S P.L.C.                                              36,920  179,711

                                     1027

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Galliford Try P.L.C.                                      1,974 $   30,263
*   Gem Diamonds, Ltd.                                        3,300      6,689
    Genus P.L.C.                                              1,188     25,029
    GKN P.L.C.                                               11,606     49,679
    GlaxoSmithKline P.L.C.                                    2,457     63,394
#   GlaxoSmithKline P.L.C. Sponsored ADR                     17,568    907,212
    Go-Ahead Group P.L.C.                                       891     21,449
    Greencore Group P.L.C.                                   26,335     43,591
    Greene King P.L.C.                                        7,915     89,455
    Greggs P.L.C.                                             2,161     13,920
    Halfords Group P.L.C.                                     7,375     39,498
    Halma P.L.C.                                              8,072     62,838
    Hargreaves Lansdown P.L.C.                                7,474    113,825
    Hays P.L.C.                                              27,061     39,349
    Headlam Group P.L.C.                                        999      5,343
    Helical Bar P.L.C.                                        4,049     15,604
    Henderson Group P.L.C.                                   18,450     47,416
*   Heritage Oil P.L.C.                                       3,429      8,541
    Hikma Pharmaceuticals P.L.C.                              4,073     61,921
    Hill & Smith Holdings P.L.C.                              1,217      8,109
    Hiscox, Ltd.                                              9,688     84,443
    Hochschild Mining P.L.C.                                  1,326      5,153
    Home Retail Group P.L.C.                                 30,145     73,005
    Homeserve P.L.C.                                          3,055      9,945
    Howden Joinery Group P.L.C.                              19,467     75,286
    HSBC Holdings P.L.C.                                     15,716    172,121
    HSBC Holdings P.L.C. Sponsored ADR                       58,451  3,206,622
    Hunting P.L.C.                                            5,123     64,334
    Hyder Consulting P.L.C.                                   2,770     20,309
    IG Group Holdings P.L.C.                                  7,245     60,682
*   Imagination Technologies Group P.L.C.                     4,965     32,895
    IMI P.L.C.                                                7,973    153,689
    Imperial Tobacco Group P.L.C.                            15,348    548,781
    Inchcape P.L.C.                                           5,510     42,954
    Informa P.L.C.                                           11,597     86,292
*   Innovation Group P.L.C.                                 116,123     46,870
    InterContinental Hotels Group P.L.C. ADR                  2,310     68,260
*   International Consolidated Airlines Group SA             23,946    101,458
    Interserve P.L.C.                                         2,930     21,569
    Intertek Group P.L.C.                                     2,201    113,230
    Invensys P.L.C.                                          12,141     72,689
    Investec P.L.C.                                          17,189    121,720
*   IP Group P.L.C.                                           7,800     18,778
    ITE Group P.L.C.                                          6,026     24,563
    ITV P.L.C.                                               72,400    141,573
    J Sainsbury P.L.C.                                       37,661    223,196
    James Fisher & Sons P.L.C.                                  731     11,419
    JD Wetherspoon P.L.C.                                     2,129     19,439
    John Wood Group P.L.C.                                    8,342    100,686
    Johnson Matthey P.L.C.                                    6,163    232,503
    Jupiter Fund Management P.L.C.                            4,402     22,662
    Kcom Group P.L.C.                                        11,870     15,612

                                     1028

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Keller Group P.L.C.                                       3,054 $ 40,761
    Kier Group P.L.C.                                           387    7,050
    Kingfisher P.L.C.                                        55,545  270,650
    Ladbrokes P.L.C.                                          4,695   13,825
    Laird P.L.C.                                              7,873   26,571
    Lamprell P.L.C.                                          11,637   26,152
    Lancashire Holdings, Ltd.                                 3,915   51,546
    Legal & General Group P.L.C.                             69,577  183,485
*   Lloyds Banking Group P.L.C.                             856,331  727,447
*   Lloyds Banking Group P.L.C. ADR                          23,290   79,885
*   Lonmin P.L.C.                                            13,028   54,648
    Low & Bonar P.L.C.                                       19,043   20,978
    Man Group P.L.C.                                         36,619   58,228
    Marks & Spencer Group P.L.C.                             25,169  160,206
    Marshalls P.L.C.                                          2,042    4,038
    Marston's P.L.C.                                         19,493   43,873
    McBride P.L.C.                                            7,116   12,655
    Meggitt P.L.C.                                           12,867   93,777
    Melrose Industries P.L.C.                                44,844  169,982
    Michael Page International P.L.C.                         5,738   33,306
    Micro Focus International P.L.C.                          3,148   32,772
    Millennium & Copthorne Hotels P.L.C.                        512    4,505
*   Mitchells & Butlers P.L.C.                                6,146   31,981
    Mitie Group P.L.C.                                       16,416   70,456
    Mondi P.L.C.                                             16,087  213,788
    Moneysupermarket.com Group P.L.C.                        12,316   38,405
    Morgan Advanced Materials P.L.C.                          2,403    9,782
    Morgan Sindall Group P.L.C.                               2,809   25,130
*   Mothercare P.L.C.                                         1,256    6,182
    N Brown Group P.L.C.                                      2,218   15,358
    National Express Group P.L.C.                            15,437   45,897
    National Grid P.L.C.                                      7,290   92,927
    National Grid P.L.C. Sponsored ADR                        4,027  256,842
    Next P.L.C.                                               2,221  150,554
    Northgate P.L.C.                                          3,633   19,124
    Pace P.L.C.                                               7,703   29,733
    Pearson P.L.C.                                              850   15,459
    Pearson P.L.C. Sponsored ADR                             16,504  301,528
    Persimmon P.L.C. (B8Y2Q10)                                8,100    9,437
    Persimmon P.L.C. (0682538)                                8,100  136,069
    Petrofac, Ltd.                                            3,213   67,531
    Petropavlovsk P.L.C.                                      2,805    6,356
    Phoenix Group Holdings                                    1,976   19,478
    Phoenix IT Group, Ltd.                                    1,162    2,712
    Premier Farnell P.L.C.                                    6,585   21,649
*   Premier Foods P.L.C.                                      2,677    3,044
*   Premier Oil P.L.C.                                        8,872   51,491
    Provident Financial P.L.C.                                  623   15,792
    Prudential P.L.C.                                        19,483  335,002
    Prudential P.L.C. ADR                                     3,132  108,179
    PZ Cussons P.L.C.                                         2,842   17,631
*   Quintain Estates & Development P.L.C.                    10,038   10,092

                                     1029

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    Randgold Resources, Ltd.                                     729 $   58,978
    Raven Russia, Ltd.                                           290        330
    Reckitt Benckiser Group P.L.C.                             6,259    456,913
*   Redrow P.L.C.                                              8,714     28,987
    Reed Elsevier P.L.C.                                       3,113     36,395
#   Reed Elsevier P.L.C. Sponsored ADR                         2,200    102,564
    Regus P.L.C.                                               6,442     16,408
    Renishaw P.L.C.                                            1,838     47,076
    Rentokil Initial P.L.C.                                   41,610     61,365
    Resolution, Ltd.                                          38,268    157,152
    Restaurant Group P.L.C. (The)                              5,452     40,851
    Rexam P.L.C.                                              27,210    218,479
    Rightmove P.L.C.                                           2,579     76,937
    Rio Tinto P.L.C.                                           1,772     81,370
#   Rio Tinto P.L.C. Sponsored ADR                            10,230    471,194
    Rolls-Royce Holdings P.L.C. (B63H849)                     33,307    585,513
    Rolls-Royce Holdings P.L.C. (B9KGVK7)                  3,963,533      6,157
    Rotork P.L.C.                                              1,546     69,943
*   Royal Bank of Scotland Group P.L.C.                        3,977     18,979
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR          8,672     82,904
    Royal Dutch Shell P.L.C. ADR (780259206)                   2,329    158,302
    Royal Dutch Shell P.L.C. ADR (780259107)                  21,316  1,487,644
    Royal Dutch Shell P.L.C. Class A                              56      1,907
    Royal Dutch Shell P.L.C. Class B                           2,289     80,292
    RPC Group P.L.C.                                          10,354     64,023
    RPS Group P.L.C.                                          10,423     40,436
    RSA Insurance Group P.L.C.                               107,611    186,338
*   Salamander Energy P.L.C.                                   7,131     20,265
    Savills P.L.C.                                             6,177     55,768
    Schroders P.L.C. (0239581)                                 1,920     55,269
    Schroders P.L.C. (0240549)                                 3,075    111,681
    SDL P.L.C.                                                 2,041     11,543
    Senior P.L.C.                                             17,526     69,558
    Serco Group P.L.C.                                        12,629    121,536
    Severfield-Rowen P.L.C.                                   19,906     12,214
    Severn Trent P.L.C.                                        4,570    129,519
    Shanks Group P.L.C.                                        3,683      4,684
    Shire P.L.C. ADR                                           1,800    168,552
    SIG P.L.C.                                                14,107     35,556
#   Smith & Nephew P.L.C. Sponsored ADR                        2,100    119,994
    Smiths Group P.L.C.                                        6,982    135,795
    Smiths News P.L.C.                                         4,847     13,500
*   Soco International P.L.C.                                  4,860     28,655
    Spectris P.L.C.                                            3,589    117,812
    Speedy Hire P.L.C.                                        13,614     10,249
    Spirax-Sarco Engineering P.L.C.                            1,260     51,472
    Spirent Communications P.L.C.                              8,253     16,732
    Spirit Pub Co. P.L.C.                                     19,306     19,470
*   Sports Direct International P.L.C.                         3,641     26,458
    SSE P.L.C.                                                12,108    293,157
    St James's Place P.L.C.                                    1,601     13,783
    ST Modwen Properties P.L.C.                                5,130     21,385

                                     1030

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
UNITED KINGDOM -- (Continued)
    Stagecoach Group P.L.C.                                  6,568 $     31,393
    Standard Chartered P.L.C.                               27,011      679,797
    Standard Life P.L.C.                                    54,121      315,349
    Synergy Health P.L.C.                                    1,599       27,021
    Synthomer P.L.C.                                         1,365        4,268
    TalkTalk Telecom Group P.L.C.                            4,267       16,630
    Taylor Wimpey P.L.C.                                    87,981      127,302
    Telecity Group P.L.C.                                    4,092       58,728
    Telecom Plus P.L.C.                                      1,242       23,547
    Tesco P.L.C.                                            97,427      554,163
*   Thomas Cook Group P.L.C.                                 6,613       13,300
    Travis Perkins P.L.C.                                    7,092      158,242
*   Trinity Mirror P.L.C.                                    3,332        4,649
    TT electronics P.L.C.                                    2,291        5,935
    Tullett Prebon P.L.C.                                    1,288        4,902
    Tullow Oil P.L.C.                                       11,523      179,617
    UBM P.L.C.                                               5,598       63,667
    Ultra Electronics Holdings P.L.C.                          409       10,494
    Unilever P.L.C.                                            345       14,948
    Unilever P.L.C. Sponsored ADR                            8,050      348,726
    Unite Group P.L.C.                                       8,329       45,073
    United Drug P.L.C.                                       1,895        8,921
    United Utilities Group P.L.C.                            8,342       96,101
    Vedanta Resources P.L.C.                                 3,226       61,043
    Victrex P.L.C.                                           1,888       47,103
    Vodafone Group P.L.C.                                  206,526      630,172
    Vodafone Group P.L.C. Sponsored ADR                     49,867    1,525,432
    Weir Group P.L.C. (The)                                  2,501       85,799
    WH Smith P.L.C.                                          1,375       15,825
    Whitbread P.L.C.                                         3,311      131,623
    WM Morrison Supermarkets P.L.C.                         64,665      293,464
    Wolseley P.L.C.                                          5,500      272,410
    WPP P.L.C.                                              11,150      184,335
    WPP P.L.C. Sponsored ADR                                 2,474      204,204
    WS Atkins P.L.C.                                         2,799       39,255
    Xchanging P.L.C.                                         3,063        6,372
    Xstrata P.L.C.                                           8,462      127,340
                                                                   ------------
TOTAL UNITED KINGDOM                                                 34,710,535
                                                                   ------------
UNITED STATES -- (0.1%)
    ASML Holding NV                                          1,309       97,350
#*  Brookfield Property Partners L.P.                          232        5,048
                                                                   ------------
TOTAL UNITED STATES                                                     102,398
                                                                   ------------
TOTAL COMMON STOCKS                                                 178,054,394
                                                                   ------------
PREFERRED STOCKS -- (0.1%)

GERMANY -- (0.1%)
#   Porsche Automobil Holding SE                             2,131      167,337
                                                                   ------------
UNITED KINGDOM -- (0.0%)
    Mcbride PLC                                            120,972          188
                                                                   ------------


                                     1031

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                        ---------- ------------
TOTAL PREFERRED STOCKS                                                  167,525
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

BELGIUM -- (0.0%)
*     Agfa-Gevaert NV STRIP VVPR                             1,817 $         --
*     Elia System Operator SA STRIP VVPR                       179           --
*     Nyrstar NV STRIP VVPR                                  3,745           --
*     Tessenderlo Chemie NV STRIP VVPR                         187           --
                                                                   ------------
TOTAL BELGIUM                                                                --
                                                                   ------------
NETHERLANDS -- (0.0%)
#*    Koninklijke KPN NV Rights 05/14/13                     7,965       10,699
                                                                   ------------
SPAIN -- (0.0%)
#*    Banco Santander SA Rights 05/02/13                    78,194       16,631
*     Faes Farma SA Rights 05/03/13                          1,327          145
                                                                   ------------
TOTAL SPAIN                                                              16,776
                                                                   ------------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13               990          831
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                    28,306
                                                                   ------------

                                                         SHARES/
                                                          FACE
                                                         AMOUNT
                                                          (000)      VALUE+
                                                        ---------- ------------
SECURITIES LENDING COLLATERAL -- (12.4%)
(S)@  DFA Short Term Investment Fund                     2,160,761   25,000,000
@     Repurchase Agreement, Deutsche Bank Securities,
        Inc. 0.16%, 05/01/13 (Collateralized by
        $316,750 FNMA, rates ranging from 3.000% to
        3.500%, maturities ranging from 09/01/32 to
        08/01/42, valued at $323,732) to be
        repurchased at $317,385                         $      317      317,384
                                                                   ------------
TOTAL SECURITIES LENDING COLLATERAL                                  25,317,384
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $180,854,661)                  $203,567,609
                                                                   ============

                                     1032

                 DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES  VALUE++
                                                            ------ ----------
COMMON STOCKS -- (90.4%)

AUSTRALIA -- (5.8%)
*   Alumina, Ltd.                                           37,687 $   37,687
    Asciano, Ltd.                                           17,718     99,261
    Bank of Queensland, Ltd.                                 5,659     58,913
#   Bendigo and Adelaide Bank, Ltd.                         12,974    148,903
    Boral, Ltd.                                             15,539     80,656
    Caltex Australia, Ltd.                                   1,429     31,921
    Echo Entertainment Group, Ltd.                          18,272     68,575
#   Fairfax Media, Ltd.                                     35,541     23,974
#   Harvey Norman Holdings, Ltd.                             7,208     22,440
    Incitec Pivot, Ltd.                                     39,877    119,653
    Lend Lease Group                                         9,422    105,310
    Macquarie Group, Ltd.                                    7,410    301,451
    New Hope Corp., Ltd.                                     1,031      4,002
    Newcrest Mining, Ltd.                                    6,011    105,303
    Origin Energy, Ltd.                                     26,579    340,274
    OZ Minerals, Ltd.                                        5,584     25,028
    Primary Health Care, Ltd.                                2,012     10,996
#*  Qantas Airways, Ltd.                                    25,486     50,227
    QBE Insurance Group, Ltd.                                2,524     35,031
#   Rio Tinto, Ltd.                                          1,199     69,779
    Santos, Ltd.                                            20,437    262,515
    Seven Group Holdings, Ltd.                               3,080     29,701
#   Sims Metal Management, Ltd.                              3,434     34,448
    Suncorp Group, Ltd.                                     35,006    471,471
    Tabcorp Holdings, Ltd.                                  15,227     54,507
    Tatts Group, Ltd.                                       21,887     74,223
    Toll Holdings, Ltd.                                     11,026     65,229
    Treasury Wine Estates, Ltd.                             12,274     74,392
    Washington H Soul Pattinson & Co., Ltd.                  3,490     52,549
    Wesfarmers, Ltd.                                        31,480  1,416,232
                                                                   ----------
TOTAL AUSTRALIA                                                     4,274,651
                                                                   ----------
AUSTRIA -- (0.3%)
*   Erste Group Bank AG                                      4,165    130,546
    Raiffeisen Bank International AG                         1,529     53,974
                                                                   ----------
TOTAL AUSTRIA                                                         184,520
                                                                   ----------
BELGIUM -- (1.2%)
    Ageas                                                    5,638    206,489
    Delhaize Group SA                                        2,711    169,637
    KBC Groep NV                                             3,122    122,198
    Solvay SA                                                1,514    221,819
#   UCB SA                                                   2,810    165,841
                                                                   ----------
TOTAL BELGIUM                                                         885,984
                                                                   ----------
CANADA -- (8.9%)
    Astral Media, Inc. Class A                                 100      4,864
    AuRico Gold, Inc.                                        1,900      9,823
    Barrick Gold Corp.                                      12,879    253,845
#   Bonavista Energy Corp.                                   1,204     19,062

                                     1033

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
    Cameco Corp.                                             4,527 $   88,253
    Canadian Natural Resources, Ltd. (136385101)            10,741    315,141
    Canadian Natural Resources, Ltd. (2171573)              11,405    334,526
#   Canadian Tire Corp., Ltd. Class A                        2,200    162,033
    Crescent Point Energy Corp.                              1,356     51,793
    Empire Co., Ltd.                                           600     40,796
#   Enerplus Corp.                                           1,972     27,834
    Ensign Energy Services, Inc.                             2,603     43,820
    Fairfax Financial Holdings, Ltd.                           347    139,203
    First Quantum Minerals, Ltd.                             3,161     55,188
    Genworth MI Canada, Inc.                                   742     18,450
    George Weston, Ltd.                                        700     53,925
    Goldcorp, Inc. (380956409)                               5,002    147,959
    Goldcorp, Inc. (2676302)                                 9,088    269,000
#   Husky Energy, Inc.                                       7,339    212,131
    IAMGOLD Corp. (450913108)                                2,872     15,423
    IAMGOLD Corp. (2446646)                                    813      4,366
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   1,800     66,501
    Kinross Gold Corp.                                      20,200    110,078
#   Loblaw Cos., Ltd.                                        1,800     76,381
#*  Lundin Mining Corp.                                      7,637     30,019
    Magna International, Inc.                                6,640    399,408
#   Manulife Financial Corp.                                35,722    527,967
    Pacific Rubiales Energy Corp.                            2,700     57,085
    Pan American Silver Corp.                                2,900     38,141
#   Pengrowth Energy Corp.                                   4,165     21,250
#   Penn West Petroleum, Ltd.                                7,406     68,366
#   PetroBakken Energy, Ltd.                                   600      5,122
    Precision Drilling Corp.                                 4,250     34,466
    Quebecor, Inc. Class B                                     900     41,898
#*  Research In Motion, Ltd.                                 4,438     72,685
#   Sun Life Financial, Inc.                                14,250    401,990
    Suncor Energy, Inc.                                     32,505  1,013,432
#   Talisman Energy, Inc.                                   22,512    269,934
#   Teck Resources, Ltd. Class B                            11,791    313,662
#   Thomson Reuters Corp.                                   10,478    351,017
#   TransAlta Corp.                                          5,411     79,544
*   Uranium One, Inc.                                        7,548     20,978
    Yamana Gold, Inc.                                       22,000    272,311
                                                                   ----------
TOTAL CANADA                                                        6,539,670
                                                                   ----------
DENMARK -- (1.4%)
    AP Moeller - Maersk A.S. Class A                             8     54,756
    AP Moeller - Maersk A.S. Class B                            30    213,630
    Carlsberg A.S. Class B                                   3,388    314,977
*   Danske Bank A.S.                                        16,130    305,451
#   FLSmidth & Co. A.S.                                        348     20,282
    H Lundbeck A.S.                                          1,354     27,112
    TDC A.S.                                                 7,231     58,680
                                                                   ----------
TOTAL DENMARK                                                         994,888
                                                                   ----------

                                     1034

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
FINLAND -- (0.5%)
#   Kesko Oyj Class B                                          830 $   24,920
    Neste Oil Oyj                                              374      5,840
#   Nokia Oyj                                               18,801     63,166
    Stora Enso Oyj Class R                                  14,570    101,611
    UPM-Kymmene Oyj                                         16,377    172,412
                                                                   ----------
TOTAL FINLAND                                                         367,949
                                                                   ----------
FRANCE -- (9.2%)
#   AXA SA                                                   1,036     19,401
    AXA SA Sponsored ADR                                    37,500    699,375
    BNP Paribas SA                                          13,507    753,122
    Bollore SA                                                 132     55,645
#   Bouygues SA                                              3,236     90,423
    Cap Gemini SA                                            2,746    126,607
#   Casino Guichard Perrachon SA                             1,254    135,638
    Cie de St-Gobain                                         8,683    347,745
*   Cie Generale de Geophysique - Veritas                    4,238     91,679
    Cie Generale des Etablissements Michelin                 2,455    207,600
    Ciments Francais SA                                        244     13,327
#   CNP Assurances                                           3,920     55,560
*   Credit Agricole SA                                      29,433    269,626
    Electricite de France SA                                 4,582    102,581
    France Telecom SA                                       41,374    441,849
#   GDF Suez                                                37,268    799,037
    Lafarge SA                                               4,430    286,785
    Lagardere SCA                                            3,281    121,948
    Natixis                                                 21,884     95,928
#*  Peugeot SA                                               4,276     34,231
    Renault SA                                               4,615    318,503
    Rexel SA                                                 2,512     55,326
*   Societe Generale SA                                     17,972    652,868
    STMicroelectronics NV                                   16,130    140,347
    Thales SA                                                  349     15,165
    Vallourec SA                                               605     29,037
    Vivendi SA                                              37,887    858,213
                                                                   ----------
TOTAL FRANCE                                                        6,817,566
                                                                   ----------
GERMANY -- (7.7%)
    Allianz SE                                               4,915    727,029
    Bayerische Motoren Werke AG                              3,792    350,647
    Celesio AG                                                  76      1,505
#*  Commerzbank AG                                           5,671     76,544
    Daimler AG                                              19,352  1,072,973
    Deutsche Bank AG (5750355)                               3,610    166,179
    Deutsche Bank AG (D18190898)                            15,365    707,558
    Deutsche Lufthansa AG                                    7,439    148,947
    Deutsche Post AG                                         4,939    117,405
    Deutsche Telekom AG                                     54,246    642,497
#   E.ON SE                                                 33,149    602,004
    Fraport AG Frankfurt Airport Services Worldwide            196     11,727
    HeidelbergCement AG                                      2,355    170,004
*   Hochtief AG                                                197     13,706

                                     1035

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
GERMANY -- (Continued)
    Metro AG                                                    695 $   21,707
#   Muenchener Rueckversicherungs AG                          2,749    550,642
    RWE AG                                                    4,541    163,654
    Salzgitter AG                                             1,060     41,723
    Volkswagen AG                                               524    102,095
                                                                    ----------
TOTAL GERMANY                                                        5,688,546
                                                                    ----------
GREECE -- (0.1%)
    Hellenic Petroleum SA                                     5,666     62,679
*   National Bank of Greece SA                                2,483      2,135
                                                                    ----------
TOTAL GREECE                                                            64,814
                                                                    ----------
HONG KONG -- (1.9%)
    Cathay Pacific Airways, Ltd.                             17,000     29,964
    Cheung Kong Holdings, Ltd.                               18,000    272,116
#*  Foxconn International Holdings, Ltd.                     17,000      6,573
    Great Eagle Holdings, Ltd.                                8,217     34,779
    Henderson Land Development Co., Ltd.                     30,531    222,141
    Hongkong & Shanghai Hotels (The)                         13,000     21,150
    Hopewell Holdings, Ltd.                                   5,000     19,289
    Hutchison Whampoa, Ltd.                                  23,000    249,777
    Kerry Properties, Ltd.                                    7,000     31,852
    New World Development Co., Ltd.                          86,115    149,870
    Orient Overseas International, Ltd.                       6,000     35,714
    Wharf Holdings, Ltd.                                     19,000    169,955
    Wheelock & Co., Ltd.                                     27,000    150,981
                                                                    ----------
TOTAL HONG KONG                                                      1,394,161
                                                                    ----------
IRELAND -- (0.1%)
*   Bank of Ireland                                         202,253     45,060
    CRH P.L.C. Sponsored ADR                                    592     12,734
                                                                    ----------
TOTAL IRELAND                                                           57,794
                                                                    ----------
ISRAEL -- (0.2%)
*   Bank Hapoalim BM                                         16,620     77,312
*   Bank Leumi Le-Israel BM                                  23,640     84,026
*   Israel Discount Bank, Ltd. Class A                       13,386     22,505
                                                                    ----------
TOTAL ISRAEL                                                           183,843
                                                                    ----------
ITALY -- (1.3%)
#*  Banca Monte dei Paschi di Siena SpA                      88,378     24,940
#*  Fiat SpA                                                 16,709    100,127
*   Finmeccanica SpA                                          3,600     18,753
    Mediaset SpA                                              7,532     19,503
    Telecom Italia SpA                                      234,061    198,811
*   UniCredit SpA                                            91,100    476,147
    Unione di Banche Italiane SCPA                           24,403    102,059
                                                                    ----------
TOTAL ITALY                                                            940,340
                                                                    ----------
JAPAN -- (18.8%)
    77 Bank, Ltd. (The)                                       9,864     58,561

                                     1036

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Aeon Co., Ltd.                                          12,500 $176,967
    Aisin Seiki Co., Ltd.                                      400   14,439
#   Alfresa Holdings Corp.                                   1,000   59,494
    Amada Co., Ltd.                                         10,000   80,243
    Asahi Glass Co., Ltd.                                   19,000  149,287
    Asahi Kasei Corp.                                       20,000  134,447
    Bank of Kyoto, Ltd. (The)                                7,000   73,648
    Bank of Yokohama, Ltd. (The)                            12,000   73,005
    Canon Marketing Japan, Inc.                              1,500   21,849
    Chiba Bank, Ltd. (The)                                   6,000   46,588
    Chugoku Bank, Ltd. (The)                                 3,000   52,308
    Citizen Holdings Co., Ltd.                               4,700   27,805
    Coca-Cola West Co., Ltd.                                 1,800   33,478
    COMSYS Holdings Corp.                                    1,000   13,243
*   Cosmo Oil Co., Ltd.                                     20,636   49,285
    Dai Nippon Printing Co., Ltd.                           19,000  186,041
    Daicel Corp.                                             4,000   32,283
    Daido Steel Co., Ltd.                                    4,000   21,802
    Fuji Media Holdings, Inc.                                   10   21,735
    FUJIFILM Holdings Corp.                                 13,400  275,283
    Fujitsu, Ltd.                                           24,000  100,802
    Fukuoka Financial Group, Inc.                           27,000  138,124
    Glory, Ltd.                                              1,800   49,463
    Gunma Bank, Ltd. (The)                                  11,735   74,655
    Hachijuni Bank, Ltd. (The)                              11,000   74,892
    Hakuhodo DY Holdings, Inc.                                 410   33,790
#   Hitachi Capital Corp.                                      100    2,493
    Hitachi Chemical Co., Ltd.                                 900   14,109
    Hitachi High-Technologies Corp.                            900   22,483
    Hokuhoku Financial Group, Inc.                          20,000   46,672
    House Foods Corp.                                        2,300   40,109
    Idemitsu Kosan Co., Ltd.                                   800   67,680
    Inpex Corp.                                                 44  212,929
    Isetan Mitsukoshi Holdings, Ltd.                        11,400  181,692
    Iyo Bank, Ltd. (The)                                     4,000   41,894
    J Front Retailing Co., Ltd.                             13,000  109,216
    JFE Holdings, Inc.                                       9,100  197,578
    Joyo Bank, Ltd. (The)                                    8,000   49,176
    JTEKT Corp.                                              2,800   28,550
    JX Holdings, Inc.                                       56,740  308,090
    Kagoshima Bank, Ltd. (The)                               3,238   23,710
#   Kajima Corp.                                            13,000   41,510
    Kamigumi Co., Ltd.                                       5,000   46,884
    Kaneka Corp.                                             9,000   54,217
    Kawasaki Kisen Kaisha, Ltd.                             14,000   30,805
    Keiyo Bank, Ltd. (The)                                   9,000   55,361
    Kinden Corp.                                             4,000   29,182
*   Kobe Steel, Ltd.                                        20,000   26,122
    Konica Minolta, Inc.                                     6,500   45,922
    Kurita Water Industries, Ltd.                              400    8,212
    Kyocera Corp.                                            3,000  305,168
    Kyowa Hakko Kirin Co., Ltd.                              3,000   36,823

                                     1037

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    LIXIL Group Corp.                                         3,000 $   67,444
    Marui Group Co., Ltd.                                     7,158     83,088
    Maruichi Steel Tube, Ltd.                                   900     22,759
    Medipal Holdings Corp.                                    4,200     65,898
    MEIJI Holdings Co., Ltd.                                    800     36,115
    Mitsubishi Chemical Holdings Corp.                       18,000     87,788
    Mitsubishi Corp.                                         30,000    540,068
    Mitsubishi Gas Chemical Co., Inc.                        12,000     91,745
    Mitsubishi Heavy Industries, Ltd.                         3,000     20,688
    Mitsubishi Logistics Corp.                                1,000     17,877
    Mitsubishi Materials Corp.                               37,000    106,131
#   Mitsubishi Tanabe Pharma Corp.                            2,400     36,507
    Mitsubishi UFJ Financial Group, Inc.                    321,100  2,178,612
#   Mitsubishi UFJ Financial Group, Inc. ADR                 74,759    506,866
    Mitsui & Co., Ltd.                                       32,900    453,252
#   Mitsui Chemicals, Inc.                                   17,000     39,342
#*  Mitsui OSK Lines, Ltd.                                    9,000     37,479
    MS&AD Insurance Group Holdings                            7,719    207,106
    Nagase & Co., Ltd.                                        3,111     39,831
    NEC Corp.                                                65,000    168,857
    Nippon Electric Glass Co., Ltd.                           7,000     35,729
    Nippon Express Co., Ltd.                                 17,000     88,484
    Nippon Meat Packers, Inc.                                 5,000     76,784
#*  Nippon Paper Industries Co., Ltd.                         3,600     53,923
    Nippon Shokubai Co., Ltd.                                 2,000     19,678
    Nippon Steel & Sumitomo Metal Corp.                      92,000    245,040
    Nippon Television Holdings, Inc.                          1,500     26,518
#   Nippon Yusen KK                                          26,000     67,874
    Nishi-Nippon City Bank, Ltd. (The)                       18,779     62,647
    Nisshin Seifun Group, Inc.                                2,500     32,301
    Nisshin Steel Holdings Co., Ltd.                          1,600     13,465
    Nisshinbo Holdings, Inc.                                  3,000     21,794
    NOK Corp.                                                 1,500     21,631
    Nomura Holdings, Inc.                                    30,200    246,816
    NTT DOCOMO, Inc.                                             14     23,183
    Obayashi Corp.                                           19,000    116,901
#   Oji Holdings Corp.                                       16,000     57,110
    Onward Holdings Co., Ltd.                                 3,000     28,034
*   Panasonic Corp. Sponsored ADR                             5,287     37,961
    Rengo Co., Ltd.                                           4,000     19,366
    Ricoh Co., Ltd.                                          23,000    255,923
    Rohm Co., Ltd.                                            3,200    113,125
    Sankyo Co., Ltd.                                            400     18,231
    SBI Holdings, Inc.                                        6,880    133,273
#   Seiko Epson Corp.                                         3,500     40,125
    Sekisui House, Ltd.                                      14,000    209,851
    Shiga Bank, Ltd. (The)                                    7,108     50,067
    Shimadzu Corp.                                            2,000     14,614
#   Shimizu Corp.                                            11,000     44,273
    Shinsei Bank, Ltd.                                       22,000     61,747
    Shizuoka Bank, Ltd. (The)                                 9,000    110,163
#   Showa Denko KK                                            8,000     12,918

                                     1038

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    Showa Shell Sekiyu KK                                    1,400 $    11,237
    SKY Perfect JSAT Holdings, Inc.                             46      23,144
    Sojitz Corp.                                            26,100      40,979
    Sony Corp. Sponsored ADR                                22,200     364,746
    Sumitomo Chemical Co., Ltd.                              8,000      26,789
    Sumitomo Corp.                                          28,900     361,800
    Sumitomo Electric Industries, Ltd.                      25,100     333,796
    Sumitomo Forestry Co., Ltd.                              2,700      32,183
    Sumitomo Metal Mining Co., Ltd.                          7,000      97,995
    Sumitomo Mitsui Financial Group, Inc.                    1,800      85,081
    Sumitomo Mitsui Trust Holdings, Inc.                    69,000     346,760
    Suzuken Co. Ltd/Aichi Japan                                800      31,152
    Taisei Corp.                                            35,297     117,893
    Takashimaya Co., Ltd.                                    6,000      70,922
#   TDK Corp.                                                1,400      51,193
    Teijin, Ltd.                                             9,000      21,683
    Tokai Rika Co., Ltd.                                       600      12,157
    Tokyo Broadcasting System Holdings, Inc.                 1,600      25,332
    Toppan Printing Co., Ltd.                               16,000     121,912
    Tosoh Corp.                                              8,000      26,386
    Toyo Seikan Group Holdings, Ltd.                         4,251      58,257
    Toyota Tsusho Corp.                                      3,800     105,836
    Ube Industries, Ltd.                                    10,000      20,219
    UNY Group Holdings Co., Ltd.                             6,250      44,482
    Wacoal Holdings Corp.                                    2,000      22,084
#   Yamada Denki Co., Ltd.                                     900      43,433
    Yamaguchi Financial Group, Inc.                          5,852      63,552
    Yamaha Corp.                                             3,100      33,243
    Yamato Kogyo Co., Ltd.                                     800      26,460
                                                                   -----------
TOTAL JAPAN                                                         13,887,812
                                                                   -----------
NETHERLANDS -- (2.3%)
    Aegon NV                                                46,979     313,808
#   Akzo Nobel NV                                            3,925     236,718
    ArcelorMittal (B03XPL1)                                 17,931     221,638
#   ArcelorMittal (03938L104)                                6,200      77,438
*   ING Groep NV                                            45,063     371,222
    Koninklijke DSM NV                                       2,616     168,616
    Koninklijke Philips Electronics NV                      10,729     296,958
                                                                   -----------
TOTAL NETHERLANDS                                                    1,686,398
                                                                   -----------
NEW ZEALAND -- (0.0%)
    Contact Energy, Ltd.                                     5,869      26,562
                                                                   -----------
NORWAY -- (0.7%)
    Aker ASA Class A                                           235       7,267
    DNB ASA                                                 12,358     202,368
*   Marine Harvest ASA                                      22,136      23,033
#   Norsk Hydro ASA                                         27,971     131,732
    Orkla ASA                                                4,252      38,342
*   Storebrand ASA                                           7,005      31,955

                                     1039

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NORWAY -- (Continued)
#   Subsea 7 SA                                               4,168 $   89,980
                                                                    ----------
TOTAL NORWAY                                                           524,677
                                                                    ----------
PORTUGAL -- (0.0%)
#*  EDP Renovaveis SA                                         4,290     22,359
                                                                    ----------
SINGAPORE -- (1.3%)
    CapitaLand, Ltd.                                        102,500    312,589
    DBS Group Holdings, Ltd.                                  8,000    109,130
    Golden Agri-Resources, Ltd.                             137,000     59,036
    Indofood Agri Resources, Ltd.                             9,000      7,800
    Keppel Land, Ltd.                                        13,000     42,950
#*  Neptune Orient Lines, Ltd.                               14,000     12,490
    Noble Group, Ltd.                                        50,000     45,865
#   Olam International, Ltd.                                  9,000     12,298
    Overseas Union Enterprise, Ltd.                           5,000     12,654
    Singapore Airlines, Ltd.                                 21,000    189,632
    United Industrial Corp., Ltd.                            31,000     75,819
    UOL Group, Ltd.                                           4,000     23,225
    Wheelock Properties Singapore, Ltd.                      14,000     22,308
    Wilmar International, Ltd.                                9,000     24,431
                                                                    ----------
TOTAL SINGAPORE                                                        950,227
                                                                    ----------
SPAIN -- (1.4%)
    Acciona SA                                                  890     58,225
#   Banco de Sabadell SA                                     33,526     69,644
*   Banco Espanol de Credito SA                                 359      1,654
*   Banco Popular Espanol SA                                160,236    124,759
    Banco Santander SA                                       71,221    514,326
    CaixaBank                                                 8,410     31,096
#   Iberdrola SA                                             38,676    207,944
                                                                    ----------
TOTAL SPAIN                                                          1,007,648
                                                                    ----------
SWEDEN -- (3.1%)
    Boliden AB                                                4,059     64,822
    Meda AB Class A                                           1,317     15,765
    Nordea Bank AB                                           41,285    496,783
    Skandinaviska Enskilda Banken AB Class A                 35,139    361,487
#   SSAB AB Class A                                           3,054     22,502
    SSAB AB Class B                                           1,349      8,664
    Svenska Cellulosa AB Class A                                637     17,467
    Svenska Cellulosa AB Class B                             14,293    372,316
    Swedbank AB Class A                                      11,211    276,056
#   Telefonaktiebolaget LM Ericsson Class B                  52,689    655,260
                                                                    ----------
TOTAL SWEDEN                                                         2,291,122
                                                                    ----------
SWITZERLAND -- (5.9%)
    Adecco SA                                                 2,675    143,082
    Aryzta AG                                                 2,173    134,923
    Baloise Holding AG                                        1,176    121,216
    Clariant AG                                               3,146     46,028

                                     1040

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Credit Suisse Group AG                                   29,781 $   827,049
    Credit Suisse Group AG Sponsored ADR                        600      17,268
    Holcim, Ltd.                                              7,487     584,023
    Lonza Group AG                                              612      42,645
    Novartis AG ADR                                           1,759     129,744
    Sulzer AG                                                   460      78,609
    Swiss Life Holding AG                                       855     135,453
    Swiss Re AG                                              11,082     881,923
    UBS AG                                                   46,610     831,448
    Zurich Insurance Group AG                                 1,437     401,558
                                                                    -----------
TOTAL SWITZERLAND                                                     4,374,969
                                                                    -----------
UNITED KINGDOM -- (18.3%)
    Anglo American P.L.C.                                    13,433     328,447
    Aviva P.L.C.                                             64,363     305,564
    Barclays P.L.C.                                          32,832     146,512
    Barclays P.L.C. Sponsored ADR                            58,466   1,051,219
    BP P.L.C.                                                27,919     202,305
    BP P.L.C. Sponsored ADR                                  55,060   2,400,616
    Carnival P.L.C. ADR                                       6,327     228,595
    Eurasian Natural Resources Corp. P.L.C.                   2,074       8,919
    HSBC Holdings P.L.C.                                     39,336     430,807
    HSBC Holdings P.L.C. Sponsored ADR                        6,049     331,848
*   International Consolidated Airlines Group SA             36,571     154,950
    Investec P.L.C.                                          15,846     112,209
    J Sainsbury P.L.C.                                       34,238     202,909
    Kazakhmys P.L.C.                                          3,739      20,323
    Kingfisher P.L.C.                                        80,602     392,744
*   Lloyds Banking Group P.L.C.                             468,283     397,803
*   Lloyds Banking Group P.L.C. ADR                          72,725     249,447
    Mondi P.L.C.                                              4,625      61,464
    Old Mutual P.L.C.                                        99,029     315,862
    Pearson P.L.C. Sponsored ADR                              7,740     141,410
    Resolution, Ltd.                                         25,787     105,897
    Rexam P.L.C.                                              4,460      35,807
*   Royal Bank of Scotland Group P.L.C.                      39,064     186,408
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR         5,598      53,517
    Royal Dutch Shell P.L.C. ADR                             28,341   1,977,918
    Vedanta Resources P.L.C.                                  2,074      39,245
    Vodafone Group P.L.C.                                    15,075      45,998
    Vodafone Group P.L.C. Sponsored ADR                      89,953   2,751,662
    WM Morrison Supermarkets P.L.C.                          33,946     154,055
    Xstrata P.L.C.                                           44,047     662,840
                                                                    -----------
TOTAL UNITED KINGDOM                                                 13,497,300
                                                                    -----------
TOTAL COMMON STOCKS                                                  66,663,800
                                                                    -----------
PREFERRED STOCKS -- (0.4%)

GERMANY -- (0.4%)
#   Porsche Automobil Holding SE                              3,143     246,804
                                                                    -----------

                                     1041

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                           -------- -----------
RIGHTS/WARRANTS -- (0.0%)

SPAIN -- (0.0%)
#*    Banco Santander SA Rights 05/02/13                     63,593 $    13,525
                                                                    -----------

                                                           SHARES/
                                                            FACE
                                                           AMOUNT
                                                            (000)     VALUE+
                                                           -------- -----------
SECURITIES LENDING COLLATERAL -- (9.2%)
(S)@  DFA Short Term Investment Fund                        518,583   6,000,000
@     Repurchase Agreement, Deutsche Bank Securities,
        Inc. 0.16%, 05/01/13 (Collateralized by $792,589
        FNMA, rates ranging from 3.000% to 3.500%,
        maturities ranging from 09/01/32 to 08/01/42,
        valued at $810,059) to be repurchased at $794,179  $    794     794,175
                                                                    -----------
TOTAL SECURITIES LENDING COLLATERAL                                   6,794,175
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $74,119,635)                    $73,718,304
                                                                    ===========

                                     1042

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES VALUE++
                                                            ------ --------
COMMON STOCKS -- (90.7%)

AUSTRALIA -- (7.1%)
    Adelaide Brighton, Ltd.                                  9,038 $ 31,892
    AGL Energy, Ltd.                                         2,229   36,703
    ALS Ltd/Queensland                                       2,024   20,574
*   Alumina, Ltd.                                           44,744   44,744
    Amalgamated Holdings, Ltd.                               2,620   23,325
    Amcor, Ltd.                                              5,257   53,989
    AMP, Ltd.                                               14,730   82,556
    APA Group                                                5,348   36,116
#   ARB Corp., Ltd.                                            474    6,391
    Asciano, Ltd.                                            9,982   55,922
    ASX, Ltd.                                                1,294   50,453
    Atlas Iron, Ltd.                                        19,416   16,888
    Aurizon Holdings, Ltd.                                   2,267    9,759
#   Ausdrill, Ltd.                                           2,610    4,117
#   Ausenco, Ltd.                                            3,360    9,674
    Australia & New Zealand Banking Group, Ltd.             12,372  408,860
*   Australian Agricultural Co., Ltd.                        3,652    4,428
    Automotive Holdings Group, Ltd.                          6,624   27,964
*   AWE, Ltd.                                               22,768   30,492
    Bank of Queensland, Ltd.                                 5,501   57,268
*   Bathurst Resources, Ltd.                                 9,581    1,691
    Beach Energy, Ltd.                                      26,181   36,983
#   Bendigo and Adelaide Bank, Ltd.                          8,457   97,061
    BHP Billiton, Ltd.                                       1,914   64,347
    BHP Billiton, Ltd. Sponsored ADR                         1,812  121,803
*   BlueScope Steel, Ltd.                                    9,315   47,965
    Boart Longyear, Ltd.                                    21,171   21,040
    Boral, Ltd.                                             16,339   84,809
#   Bradken, Ltd.                                            2,878   15,361
    Brambles, Ltd.                                           2,085   18,877
#   Breville Group, Ltd.                                       823    5,956
#   Brickworks, Ltd.                                           483    6,390
#   Cabcharge Australia, Ltd.                                5,750   28,499
    Caltex Australia, Ltd.                                     572   12,777
#   Cardno, Ltd.                                               872    5,892
    carsales.com, Ltd.                                       1,936   19,424
    Coca-Cola Amatil, Ltd.                                   2,555   40,138
    Cochlear, Ltd.                                              77    5,273
    Commonwealth Bank of Australia                           2,999  228,586
    Computershare, Ltd.                                        596    6,140
    CSR, Ltd.                                                9,886   20,821
#   David Jones, Ltd.                                        9,008   27,844
#   Decmil Group, Ltd.                                         910    1,764
    Domino's Pizza Enterprises, Ltd.                           508    6,901
    Downer EDI, Ltd.                                         5,749   29,309
    DUET Group                                               3,731    9,508
#   DuluxGroup, Ltd.                                         5,283   25,716
    Emeco Holdings, Ltd.                                     7,304    3,489
*   Energy Resources of Australia, Ltd.                      3,419    3,650
    Envestra, Ltd.                                           9,490   10,320
*   Evolution Mining, Ltd.                                   3,686    3,743

                                     1043

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
#   Fairfax Media, Ltd.                                     17,894 $ 12,070
#   Fleetwood Corp., Ltd.                                      779    6,911
#   Flight Centre, Ltd.                                        183    7,245
#   Fortescue Metals Group, Ltd.                             2,735    9,991
*   Goodman Fielder, Ltd.                                   53,891   43,336
    GUD Holdings, Ltd.                                       2,204   16,666
    GWA Group, Ltd.                                          2,755    7,405
#   Harvey Norman Holdings, Ltd.                             6,955   21,652
#   Hills Holdings, Ltd.                                     5,705    6,505
    iiNET, Ltd.                                              1,156    7,395
#   Iluka Resources, Ltd.                                    3,318   30,825
    Imdex, Ltd.                                              3,611    3,699
    Incitec Pivot, Ltd.                                     17,153   51,468
    Independence Group NL                                    6,088   20,891
    Insurance Australia Group, Ltd.                          9,014   54,423
    IOOF Holdings, Ltd.                                      4,394   40,189
    Iress, Ltd.                                              2,392   20,742
    James Hardie Industries P.L.C.                             590    6,214
    JB Hi-Fi, Ltd.                                           2,333   38,734
#   Kingsgate Consolidated, Ltd.                             1,033    2,328
    Leighton Holdings, Ltd.                                  1,395   28,973
#   Lend Lease Group                                         5,884   65,765
#*  Linc Energy, Ltd.                                        4,464    8,905
#   M2 Telecommunications Group, Ltd.                        1,303    7,614
    Macmahon Holdings, Ltd.                                 25,813    4,810
    Macquarie Group, Ltd.                                    3,437  139,823
    Medusa Mining, Ltd.                                        788    2,684
    Mermaid Marine Australia, Ltd.                           7,783   31,175
    Mincor Resources NL                                      3,984    2,703
*   Mineral Deposits, Ltd.                                     291      906
#   Mineral Resources, Ltd.                                  2,319   23,481
#   Monadelphous Group, Ltd.                                   371    8,062
    Mortgage Choice, Ltd.                                    2,795    5,975
    Mount Gibson Iron, Ltd.                                  6,936    3,576
#   Myer Holdings, Ltd.                                      9,858   32,833
    National Australia Bank, Ltd.                            8,143  287,349
    New Hope Corp., Ltd.                                     1,554    6,031
    Newcrest Mining, Ltd.                                    1,250   21,898
    NIB Holdings, Ltd.                                       3,044    7,427
    NRW Holdings, Ltd.                                       2,329    3,144
    Nufarm, Ltd.                                             5,456   23,793
#   Oil Search, Ltd.                                         4,616   35,613
    Orica, Ltd.                                                685   16,244
    Origin Energy, Ltd.                                     11,653  149,186
    OZ Minerals, Ltd.                                        5,200   23,307
    Pacific Brands, Ltd.                                    10,633    9,489
#*  Paladin Energy, Ltd.                                     6,034    4,746
    PanAust, Ltd.                                            7,483   18,076
#   Panoramic Resources, Ltd.                                8,102    2,475
#   Platinum Asset Management, Ltd.                          1,362    7,138
    Premier Investments, Ltd.                                2,662   23,873
*   Qantas Airways, Ltd.                                    17,104   33,708

                                     1044

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRALIA -- (Continued)
#   QBE Insurance Group, Ltd.                                6,973 $   96,778
#   RCR Tomlinson, Ltd.                                      2,571      6,027
#   REA Group, Ltd.                                            281      9,067
*   Regis Resources, Ltd.                                    5,460     21,560
    Resolute Mining, Ltd.                                   13,592     13,519
    Retail Food Group, Ltd.                                  1,521      6,282
    Ridley Corp., Ltd.                                       4,192      3,699
    Rio Tinto, Ltd.                                          2,058    119,771
*   Roc Oil Co., Ltd.                                       10,956      5,180
#   SAI Global, Ltd.                                         3,484     12,732
    Santos, Ltd.                                            10,878    139,729
    Seek, Ltd.                                               1,957     22,705
*   Senex Energy, Ltd.                                      31,721     22,512
    Seven Group Holdings, Ltd.                                 861      8,303
    Seven West Media, Ltd.                                  13,563     28,146
*   Shopping Centres Australasia Property Group                149        250
    Sigma Pharmaceuticals, Ltd.                             13,346     10,104
*   Silver Lake Resources, Ltd.                              1,410      1,544
#   Sims Metal Management, Ltd.                              3,726     37,378
    Skilled Group, Ltd.                                      6,146     18,176
#   SMS Management & Technology, Ltd.                          974      4,926
    Sonic Healthcare, Ltd.                                   3,303     45,395
    Southern Cross Media Group, Ltd.                        14,928     24,079
    SP AusNet                                                5,579      7,260
    Spark Infrastructure Group                               4,211      7,816
*   St Barbara, Ltd.                                        10,906      6,824
    Suncorp Group, Ltd.                                     10,470    141,013
    Super Retail Group, Ltd.                                   959     13,096
    Sydney Airport                                           1,422      5,102
    Telstra Corp., Ltd.                                      8,140     42,041
#*  Ten Network Holdings, Ltd.                              59,087     18,997
    Toll Holdings, Ltd.                                     12,097     71,565
    Tox Free Solutions, Ltd.                                 1,722      5,855
    TPG Telecom, Ltd.                                        2,043      7,677
    Transfield Services, Ltd.                               16,546     27,426
*   Transpacific Industries Group, Ltd.                     16,889     16,965
    Transurban Group                                         5,670     40,111
#   Troy Resources, Ltd.                                       443        861
    UGL, Ltd.                                                1,472     15,364
    UXC, Ltd.                                                5,386      6,614
    Village Roadshow, Ltd.                                   1,286      6,930
*   Virgin Australia Holdings, Ltd.                         10,043      4,738
    Wesfarmers, Ltd.                                         4,907    220,758
#   Western Areas, Ltd.                                      1,770      5,086
    Westpac Banking Corp.                                   13,920    488,314
    Woodside Petroleum, Ltd.                                 2,710    105,727
    Woolworths, Ltd.                                         1,565     59,109
    WorleyParsons, Ltd.                                      1,237     29,245
                                                                   ----------
TOTAL AUSTRALIA                                                     5,486,019
                                                                   ----------
AUSTRIA -- (0.6%)
    Andritz AG                                                 549     35,753

                                     1045

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
AUSTRIA -- (Continued)
    Atrium European Real Estate, Ltd.                       1,115  $  6,668
*   Erste Group Bank AG                                     2,114    66,260
    EVN AG                                                     83     1,120
#   Flughafen Wien AG                                         159     9,850
    IMMOFINANZ AG                                           9,120    37,291
#   Kapsch TrafficCom AG                                       86     4,222
#   Lenzing AG                                                120     9,934
#   Mayr Melnhof Karton AG                                    246    26,476
#   Oesterreichische Post AG                                  563    24,966
    OMV AG                                                  1,290    60,597
    Palfinger AG                                               10       296
#   Raiffeisen Bank International AG                        1,242    43,842
#   RHI AG                                                    290     9,580
    S IMMO AG                                                 785     4,906
    Schoeller-Bleckmann Oilfield Equipment AG                 164    16,042
    Strabag SE                                                 84     1,936
    Telekom Austria AG                                        906     6,215
*   Uniqa Versicherungen AG                                   491     6,530
    Vienna Insurance Group AG Wiener Versicherung Gruppe      591    31,296
    Voestalpine AG                                          2,124    66,600
    Wienerberger AG                                         1,290    15,901
    Zumtobel AG                                               469     5,252
                                                                   --------
TOTAL AUSTRIA                                                       491,533
                                                                   --------
BELGIUM -- (1.0%)
    Ackermans & van Haaren NV                                 480    40,839
    Ageas                                                   3,374   123,567
*   AGFA-Gevaert NV                                         3,068     5,526
    Arseus NV                                                 268     7,035
    Banque Nationale de Belgique                                2     7,255
    Barco NV                                                  392    34,906
#   Belgacom SA                                             1,144    26,338
    Cie d'Entreprises CFE                                     102     6,209
    Cie Maritime Belge SA                                     333     6,559
    Colruyt SA                                                110     5,556
    D'ieteren SA                                              180     8,292
    Delhaize Group SA                                         511    31,975
    Delhaize Group SA Sponsored ADR                         1,388    86,764
    Elia System Operator SA                                   501    22,086
    EVS Broadcast Equipment SA                                140     9,485
    Exmar NV                                                1,088    10,384
*   Ion Beam Applications                                     595     4,742
    KBC Groep NV                                            2,463    96,404
#   NV Bekaert SA                                             171     5,510
#   Nyrstar                                                 3,526    17,212
    Sipef SA                                                   26     2,041
#   Solvay SA                                                 588    86,149
    Tessenderlo Chemie NV                                     188     5,315
*   ThromboGenics NV                                          592    28,992
#   Umicore SA                                              1,859    86,158

                                     1046

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
BELGIUM -- (Continued)
    Van de Velde NV                                           436  $ 19,701
                                                                   --------
TOTAL BELGIUM                                                       785,000
                                                                   --------
CANADA -- (9.6%)
*   Advantage Oil & Gas, Ltd.                               7,920    31,367
    Aecon Group, Inc.                                         500     6,154
#   AG Growth International, Inc.                             200     6,363
    AGF Management, Ltd. Class B                              600     6,849
    Agnico Eagle Mines, Ltd.                                1,452    46,885
    Agrium, Inc.                                              498    45,652
#   Aimia, Inc.                                             3,000    47,347
#   Alacer Gold Corp.                                       1,800     5,396
#   Alamos Gold, Inc.                                         300     4,190
*   Alexco Resource Corp.                                   1,285     2,634
    Algonquin Power & Utilities Corp.                       2,900    22,913
    Alimentation Couche Tard, Inc. Class B                    400    24,303
    Alliance Grain Traders, Inc.                              300     3,567
    AltaGas, Ltd.                                           1,100    40,989
    ARC Resources, Ltd.                                     1,600    44,723
    Atco, Ltd. Class I                                        100     9,578
*   Atrium Innovations, Inc.                                  500     6,149
*   ATS Automation Tooling Systems, Inc.                    3,200    32,303
    AuRico Gold, Inc.                                       5,568    28,787
*   Aurizon Mines, Ltd.                                     1,173     5,067
    AutoCanada, Inc.                                          400     8,973
*   B2Gold Corp.                                            2,700     6,780
    Badger Daylighting, Ltd.                                  200     8,779
#   Bank of Montreal                                        2,995   187,816
    Bank of Nova Scotia                                     4,700   270,908
*   Bankers Petroleum, Ltd.                                 2,000     5,003
    Barrick Gold Corp.                                      3,677    72,474
    Baytex Energy Corp.                                       200     7,892
    BCE, Inc.                                                 201     9,419
    Bell Aliant, Inc.                                       1,300    34,763
*   Bellatrix Exploration, Ltd.                             1,300     8,142
*   Birchcliff Energy, Ltd.                                 4,100    32,150
#   Black Diamond Group, Ltd.                               1,000    21,013
#*  BlackPearl Resources, Inc.                              3,800     8,298
    Bombardier, Inc. Class B                                5,100    20,249
#   Bonavista Energy Corp.                                  3,700    58,579
#   Brookfield Asset Management, Inc. Class A               1,100    42,463
    Brookfield Office Properties, Inc.                      1,167    21,488
*   Brookfield Residential Properties, Inc.                 1,500    35,835
    Calfrac Well Services, Ltd.                               800    20,321
*   Calvalley Petroleums, Inc. Class A                      1,493     2,845
    Cameco Corp.                                            3,559    69,436
    Canaccord Financial, Inc.                               3,400    19,405
#*  Canada Lithium Corp.                                      500       293
    Canadian Imperial Bank of Commerce                        699    55,934
    Canadian National Railway Co.                             599    58,690
    Canadian Natural Resources, Ltd.                        6,391   187,512
    Canadian Oil Sands, Ltd.                                1,700    33,394

                                     1047

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
CANADA -- (Continued)
    Canadian Pacific Railway, Ltd.                            100  $12,462
#   Canadian Tire Corp., Ltd. Class A                       1,000   73,651
#   Canadian Utilities, Ltd. Class A                          100    8,231
    Canadian Western Bank                                   1,100   31,075
*   Canam Group, Inc. Class A                                 200    1,906
    CanElson Drilling, Inc.                                 1,100    4,979
#   Canexus Corp.                                             600    5,616
*   Canfor Corp.                                              700   14,619
#   Canyon Services Group, Inc.                               500    5,206
    Capital Power Corp.                                     1,700   37,140
    Capstone Infrastructure Corp.                           5,134   20,945
*   Capstone Mining Corp.                                   4,600    9,315
*   Catamaran Corp.                                           480   27,710
    CCL Industries, Inc. Class B                              785   49,058
*   Celestica, Inc.                                         4,889   42,241
    Cenovus Energy, Inc.                                    1,297   38,832
    Centerra Gold, Inc.                                     1,200    5,015
*   CGI Group, Inc. Class A                                 1,399   44,292
*   China Gold International Resources Corp., Ltd.          1,300    3,691
    CI Financial Corp.                                      1,000   28,001
#   Cineplex, Inc.                                            300   10,196
    CML HealthCare, Inc.                                      200    1,535
    Cogeco Cable, Inc.                                        300   13,353
    Cogeco, Inc.                                              175    7,478
    Colabor Group, Inc.                                       500    3,350
*   COM DEV International, Ltd.                             1,400    5,100
    Computer Modelling Group, Ltd.                            300    6,003
    Constellation Software, Inc.                              100   13,648
#   Corus Entertainment, Inc. Class B                         700   17,190
    Cott Corp.                                              1,997   21,867
#   Crescent Point Energy Corp.                             1,841   70,318
*   Crew Energy, Inc.                                         800    5,551
*   Crocotta Energy, Inc.                                   1,600    5,193
#   Davis + Henderson Corp.                                   929   21,707
#*  Denison Mines Corp.                                     3,500    4,343
*   Descartes Systems Group, Inc. (The)                       100      993
    DHX Media, Ltd.                                         1,100    2,992
#   Dollarama, Inc.                                           300   21,976
*   Dominion Diamond Corp.                                  2,408   38,070
    Dorel Industries, Inc. Class B                            600   25,907
*   Dundee Precious Metals, Inc.                            4,000   25,649
*   Eastern Platinum, Ltd.                                  7,000      625
    Eldorado Gold Corp.                                     4,090   32,393
    Empire Co., Ltd.                                          465   31,617
#   Enbridge Income Fund Holdings, Inc.                     1,100   27,078
#   Enbridge, Inc.                                          1,600   76,137
    Encana Corp.                                            1,147   21,162
*   Endeavour Silver Corp.                                    598    3,116
    Enerplus Corp.                                          3,595   50,689
    Enghouse Systems, Ltd.                                    200    4,554
    Ensign Energy Services, Inc.                            2,500   42,086
*   Essential Energy Services Trust                         2,400    4,931

                                     1048

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
#   Exchange Income Corp.                                      200 $  5,436
    Fairfax Financial Holdings, Ltd.                           227   91,064
    Finning International, Inc.                              1,600   34,527
    First Capital Realty, Inc.                                 300    5,795
*   First Majestic Silver Corp.                                299    3,690
    First Quantum Minerals, Ltd.                             4,162   72,669
*   FirstService Corp.                                         200    6,598
#   Fortis, Inc.                                             1,100   38,161
*   Fortuna Silver Mines, Inc.                               1,312    4,146
    Genivar, Inc.                                              300    7,445
    Genworth MI Canada, Inc.                                   479   11,910
    George Weston, Ltd.                                        640   49,303
    Gibson Energy, Inc.                                      1,000   26,056
    Gildan Activewear, Inc.                                    200    8,046
    GMP Capital, Inc.                                        1,000    5,320
    Goldcorp, Inc.                                           3,698  109,387
*   Golden Star Resources, Ltd.                             12,402   13,418
*   Gran Tierra Energy, Inc. (B2PPCS5)                       1,715    9,533
*   Gran Tierra Energy, Inc. (38500T101)                     2,706   14,964
#*  Great Panther Silver, Ltd.                                 753      747
    Great-West Lifeco, Inc.                                  1,300   35,305
#*  Guyana Goldfields, Inc.                                  1,700    3,037
    Heroux-Devtek, Inc.                                        200    1,570
    Horizon North Logistics, Inc.                              700    4,134
    HudBay Minerals, Inc.                                    2,840   22,606
#   Husky Energy, Inc.                                       1,500   43,357
    IAMGOLD Corp.                                            4,292   23,048
    IGM Financial, Inc.                                        200    8,912
*   Imperial Metals Corp.                                      400    4,951
    Imperial Oil, Ltd.                                         302   12,041
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   2,218   81,943
    Intact Financial Corp.                                   1,259   76,731
*   International Forest Products, Ltd. Class A                800    8,258
    International Minerals Corp.                             1,000    2,928
#*  Ithaca Energy, Inc.                                      2,600    4,258
    Just Energy Group, Inc.                                  1,302    8,749
#   Keyera Corp.                                               700   43,725
#   Killam Properties, Inc.                                    400    5,031
    Kinross Gold Corp.                                      11,927   64,883
#*  Lake Shore Gold Corp.                                    5,500    2,238
    Laurentian Bank of Canada                                  800   35,106
*   Legacy Oil + Gas, Inc.                                   5,483   28,954
#   Leisureworld Senior Care Corp.                             400    5,118
    Linamar Corp.                                              900   21,306
    Loblaw Cos., Ltd.                                          500   21,217
*   Long Run Exploration, Ltd.                               3,800   16,370
*   Lundin Mining Corp.                                     11,400   44,810
    Magna International, Inc.                                1,899  114,263
    Major Drilling Group International                       3,500   26,160
    Manitoba Telecom Services, Inc.                            200    6,484
    Manulife Financial Corp.                                10,557  156,032
    Maple Leaf Foods, Inc.                                   2,000   26,443

                                     1049

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
CANADA -- (Continued)
*   Martinrea International, Inc.                             700  $ 5,927
*   MBAC Fertilizer Corp.                                   1,200    2,668
#   Medical Facilities Corp.                                  400    5,952
*   MEG Energy Corp.                                        1,300   37,189
    Methanex Corp.                                            698   29,581
#   Metro, Inc.                                               559   37,908
#   Morneau Shepell, Inc.                                     400    5,285
    MTY Food Group, Inc.                                      100    2,382
#   Mullen Group, Ltd.                                      1,800   39,057
    National Bank of Canada                                   800   60,469
    Nevsun Resources, Ltd.                                  1,578    5,949
*   New Gold, Inc.                                          4,011   32,008
#*  New Millennium Iron Corp.                               2,000    1,767
    Newalta Corp.                                             400    5,507
    Niko Resources, Ltd.                                      400    2,644
    Nordion, Inc.                                             800    5,608
#*  North American Palladium, Ltd.                          3,301    4,489
    North West Co., Inc. (The)                                468   11,809
*   NuVista Energy, Ltd.                                    1,000    7,266
#*  OceanaGold Corp.                                        8,366   18,103
    Onex Corp.                                                200    9,976
*   Open Text Corp.                                           298   19,486
*   Osisko Mining Corp.                                     5,126   21,624
    Pacific Rubiales Energy Corp.                           2,618   55,351
*   Paladin Labs, Inc.                                        400   19,932
    Pan American Silver Corp.                               2,995   39,534
*   Paramount Resources, Ltd. Class A                         200    7,157
*   Parex Resources, Inc.                                   2,921   13,047
#   Parkland Fuel Corp.                                       300    4,958
#   Pason Systems, Inc.                                     1,400   23,971
    Pengrowth Energy Corp. (70706P104)                      4,002   20,250
    Pengrowth Energy Corp. (B67M828)                        2,097   10,699
    Penn West Petroleum, Ltd.                               4,989   46,048
#   PetroBakken Energy, Ltd.                                1,484   12,669
*   Petrobank Energy & Resources, Ltd.                        800      540
#   Petrominerales, Ltd.                                      700    3,863
    Peyto Exploration & Development Corp.                     400   11,514
#   PHX Energy Services Corp.                                 600    5,634
    Potash Corp. of Saskatchewan, Inc.                      1,196   50,352
    Precision Drilling Corp.                                5,071   41,075
    Premium Brands Holdings Corp.                             100    1,861
*   Primero Mining Corp.                                      700    4,144
    Progressive Waste Solutions, Ltd.                       1,498   33,345
*   Pure Technologies, Ltd.                                 2,200   11,465
    Quebecor, Inc. Class B                                  1,000   46,553
    Reitmans Canada, Ltd. Class A                           2,100   18,448
#*  Research In Motion, Ltd.                                5,788   94,287
*   RMP Energy, Inc.                                        3,649   13,945
    Rocky Mountain Dealerships, Inc.                          200    2,531
    Rogers Communications, Inc. Class B                       800   39,464
    Rogers Sugar, Inc.                                        800    4,979
    RONA, Inc.                                              2,000   20,845

                                     1050

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Royal Bank of Canada                                     2,495 $150,698
    Russel Metals, Inc.                                      1,300   35,163
*   Sandvine Corp.                                          13,300   27,063
#*  Santonia Energy, Inc.                                    3,200    4,637
    Saputo, Inc.                                               400   20,595
#   Savanna Energy Services Corp.                            1,500   10,497
*   Scorpio Mining Corp.                                     4,800    2,192
#   SEMAFO, Inc.                                             2,200    4,171
    Shaw Communications, Inc. Class B                        1,597   36,332
    ShawCor, Ltd.                                              378   15,185
    Sherritt International Corp.                             3,558   16,634
    Shoppers Drug Mart Corp.                                 1,900   85,094
*   Silver Standard Resources, Inc.                          2,399   17,129
    Silver Wheaton Corp.                                       199    4,881
    SNC-Lavalin Group, Inc.                                    200    8,632
    Softchoice Corp.                                           900   17,876
*   Southern Pacific Resource Corp.                          1,607    1,053
#*  SouthGobi Resources, Ltd.                                  800    1,453
#   Sprott Resource Corp.                                    1,300    5,562
#   Spyglass Resources Corp.                                 3,710    6,886
    Stantec, Inc.                                              300   12,813
    Stella-Jones, Inc.                                         100    8,085
    Student Transportation, Inc.                               700    4,529
    Sun Life Financial, Inc.                                 3,397   95,761
    Suncor Energy, Inc.                                      8,888  276,861
*   SunOpta, Inc.                                            5,300   38,404
    Talisman Energy, Inc.                                    8,678  103,181
*   Taseko Mines, Ltd.                                       7,200   16,938
    Teck Resources, Ltd. Class B                             3,345   88,877
*   TELUS Corp                                                 200    7,212
#*  Thompson Creek Metals Co., Inc.                          6,318   18,891
    Thomson Reuters Corp.                                    1,895   63,464
    Tim Hortons, Inc.                                          200   10,836
    Toronto-Dominion Bank (The)                              4,195  343,570
*   Tourmaline Oil Corp.                                       600   23,805
    TransAlta Corp.                                          4,397   64,680
    TransCanada Corp.                                        1,695   83,919
#   Transcontinental, Inc. Class A                           2,695   34,696
    TransForce, Inc.                                           500    9,866
*   TransGlobe Energy Corp.                                    500    3,960
#   Trican Well Service, Ltd.                                3,200   41,801
    Trilogy Energy Corp.                                       200    5,846
    Trinidad Drilling, Ltd.                                  2,600   17,756
*   Turquoise Hill Resources, Ltd. (900435108)               1,698   11,937
*   Turquoise Hill Resources, Ltd. (B7WJ1F5)                 3,600   25,371
#   Twin Butte Energy, Ltd.                                  6,268   13,874
*   Uranium One, Inc.                                        3,800   10,561
#   Veresen, Inc.                                            1,700   22,747
#   Vermilion Energy, Inc.                                     600   30,791
    West Fraser Timber Co., Ltd.                               300   26,193
    Western Energy Services Corp.                              700    4,885
    Westshore Terminals Investment Corp.                       200    5,757

                                     1051

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
    Whistler Blackcomb Holdings, Inc.                         500  $    6,675
#   Whitecap Resources, Inc.                                1,255      12,881
    Wi-Lan, Inc.                                            1,001       3,955
    Yamana Gold, Inc.                                       7,196      88,511
#   Zargon Oil & Gas, Ltd.                                    600       3,895
                                                                   ----------
TOTAL CANADA                                                        7,435,677
                                                                   ----------
COLOMBIA -- (0.0%)
*   Platino Energy Corp.                                      900       1,269
                                                                   ----------
DENMARK -- (1.0%)
    ALK-Abello A.S.                                           200      14,752
    Ambu A.S. Class B                                          73       2,583
    Chr Hansen Holding A.S.                                   907      32,731
    Coloplast A.S. Class B                                    299      16,271
#   D/S Norden A.S.                                           190       5,881
*   Danske Bank A.S.                                        4,355      82,470
    DSV A.S.                                                2,426      61,108
#*  East Asiatic Co., Ltd. A.S.                               260       4,550
#   FLSmidth & Co. A.S.                                       827      48,200
*   Genmab A.S.                                               360       9,407
    GN Store Nord A.S.                                      3,842      70,267
    H Lundbeck A.S.                                           312       6,247
    IC Companys A.S.                                          172       3,452
*   Jyske Bank A.S.                                         1,430      55,712
    NKT Holding A.S.                                          515      19,030
    Novozymes A.S. Class B                                    709      24,539
#   Pandora A.S.                                              866      26,497
    Ringkjoebing Landbobank A.S.                               60       9,868
    Rockwool International A.S. Class B                       254      33,614
    Schouw & Co.                                              735      24,341
    SimCorp A.S.                                              112      32,739
    Solar A.S. Class B                                         75       3,766
*   Sydbank A.S.                                            1,510      34,451
    TDC A.S.                                                5,178      42,020
*   Topdanmark A.S.                                         2,080      53,395
    Tryg A.S.                                                 234      20,282
    United International Enterprises                           25       4,351
#*  Vestas Wind Systems A.S.                                2,862      24,899
*   Zealand Pharma A.S.                                        82       1,127
                                                                   ----------
TOTAL DENMARK                                                         768,550
                                                                   ----------
FINLAND -- (1.4%)
    Aktia Oyj Class A                                          75         642
    Amer Sports Oyj                                         2,101      35,797
    Cargotec Oyj                                              478      14,271
    Citycon Oyj                                             4,487      14,561
    Elisa Oyj                                               2,203      41,786
    Finnair Oyj                                               981       3,230
    Fiskars Oyj Abp                                           676      15,053
    Fortum Oyj                                              3,606      67,026
#   Huhtamaki Oyj                                             961      18,014

                                     1052

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
FINLAND -- (Continued)
    Kemira Oyj                                               2,424 $   36,702
    Kesko Oyj Class A                                           23        731
    Kesko Oyj Class B                                        1,377     41,344
    Kone Oyj Class B                                           548     48,437
    Konecranes Oyj                                             891     32,403
    Lassila & Tikanoja Oyj                                     590     10,449
#   Metsa Board Oyj                                          6,782     21,116
#   Neste Oil Oyj                                            3,470     54,187
    Nokian Renkaat Oyj                                       1,157     50,260
    Oriola-KD Oyj Class B                                    7,189     22,156
#*  Outokumpu Oyj                                           10,481      7,320
#   Outotec Oyj                                              1,660     24,286
    PKC Group Oyj                                              180      4,432
    Pohjola Bank P.L.C. Class A                              3,555     60,518
*   Poyry Oyj                                                  493      2,890
    Raisio P.L.C. Class V                                      980      4,195
    Ramirent Oyj                                               806      7,996
    Rautaruukki Oyj                                          4,587     29,674
#   Sampo Class A                                            2,075     83,031
#   Sanoma Oyj                                               1,533     12,583
#   Stockmann Oyj Abp                                          240      3,480
    Stora Enso Oyj Class R                                  10,418     72,655
    Technopolis Oyj                                            910      4,891
    Tieto Oyj                                                  700     15,013
    Tikkurila Oyj                                              887     19,053
    UPM-Kymmene Oyj                                         10,036    105,656
    Uponor Oyj                                                 843     12,488
    Vacon P.L.C.                                                61      4,192
    Wartsila Oyj Abp                                           782     38,454
    YIT Oyj                                                  1,899     35,951
                                                                   ----------
TOTAL FINLAND                                                       1,076,923
                                                                   ----------
FRANCE -- (6.2%)
#   Accor SA                                                 1,358     44,965
    Aeroports de Paris                                         222     20,093
    Air Liquide SA                                             393     49,792
    Alten SA                                                   544     19,630
#*  Altran Technologies SA                                   3,176     25,003
#   April                                                      120      1,936
    Arkema SA                                                  525     49,218
    AtoS                                                       526     36,643
#   AXA SA                                                  10,911    204,326
#*  Beneteau SA                                                497      5,204
    BioMerieux                                                 208     19,789
    BNP Paribas SA                                           5,911    329,585
    Boiron SA                                                   41      2,322
    Bonduelle S.C.A.                                           220      5,609
    Bongrain SA                                                 84      5,692
    Bourbon SA                                               1,380     37,683
*   Boursorama                                                 343      2,737
#*  Bull                                                     1,718      5,505
    Bureau Veritas SA                                          160     19,605

                                     1053

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
FRANCE -- (Continued)
    Cap Gemini SA                                            2,730 $125,870
#   Carrefour SA                                             2,180   64,744
#   Casino Guichard Perrachon SA                               648   70,090
    Christian Dior SA                                          198   34,559
    Cie de St-Gobain                                         3,751  150,224
*   Cie Generale de Geophysique - Veritas                    2,028   43,871
    Cie Generale des Etablissements Michelin                 1,675  141,641
    Ciments Francais SA                                        155    8,466
*   Club Mediterranee SA                                       316    5,371
#   CNP Assurances                                           2,788   39,515
*   Credit Agricole SA                                      10,004   91,643
    Danone SA                                                  734   55,981
    Dassault Systemes SA                                       219   26,735
*   Derichebourg SA                                          1,773    7,195
    Edenred                                                  1,646   54,834
#   Eiffage SA                                                 580   25,722
    Electricite de France SA                                 1,252   28,030
    Eramet                                                      67    7,191
    Essilor International SA                                   522   58,815
    Esso SA Francaise                                           70    4,387
    Etablissements Maurel et Prom                            1,678   28,598
    Euler Hermes SA                                            256   24,479
    European Aeronautic Defence and Space Co. NV               347   18,333
    Eutelsat Communications SA                                 990   35,772
    Faiveley Transport SA                                       74    4,470
    Faurecia                                                 1,181   22,012
*   Fimalac                                                    134    7,164
    France Telecom SA                                        7,392   78,942
    GDF Suez                                                 4,933  105,765
*   Gemalto NV                                                 380   31,062
    GFI Informatique SA                                         32      136
    Groupe Eurotunnel SA                                     8,296   69,506
    Groupe Steria SCA                                          490    7,245
    Havas SA                                                 4,264   26,027
    Hermes International                                        18    6,078
    Iliad SA                                                    33    7,551
    Imerys SA                                                  633   41,677
    Ipsen SA                                                   120    4,294
    IPSOS                                                      742   24,885
    Jacquet Metal Service                                      113    1,298
    JCDecaux SA                                                547   15,050
    L'Oreal SA                                                 327   58,366
    Lagardere SCA                                            2,093   77,793
    Legrand SA                                                 319   14,887
#   LISI                                                        72    8,105
    LVMH Moet Hennessy Louis Vuitton SA                        287   49,733
#   Manitou BF SA                                              323    4,639
    Medica SA                                                  617   11,427
    Metropole Television SA                                    396    6,635
    Natixis                                                  7,966   34,919
#   Neopost SA                                                 403   26,565
#   Nexans SA                                                  447   20,540

                                     1054

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
FRANCE -- (Continued)
    Nexity SA                                                  921 $   33,147
    Orpea                                                      691     30,051
#*  PagesJaunes Groupe                                       2,755      5,818
*   Parrot SA                                                  809     20,739
#*  Peugeot SA                                               1,851     14,818
#   Plastic Omnium SA                                          187      9,138
    PPR                                                        304     66,962
    Publicis Groupe SA                                         503     34,978
    Rallye SA                                                  380     15,046
    Rexel SA                                                 2,791     61,471
    Rubis SCA                                                  343     22,058
#   Sa des Ciments Vicat                                       144      8,540
    Saft Groupe SA                                             600     14,765
#   SCOR SE                                                  3,079     93,447
    SEB SA                                                     103      7,468
    Sechilienne-Sidec                                          293      5,405
    SES                                                        408     12,725
    Societe BIC SA                                             264     28,153
*   Societe Generale SA                                      4,226    153,518
#   Societe Television Francaise 1                           3,506     37,043
    Sodexo                                                     311     26,009
#*  SOITEC                                                   6,670     24,167
    STMicroelectronics NV (5962332)                         10,233     89,037
    STMicroelectronics NV (861012102)                        3,197     27,750
    Suez Environnement Co.                                   2,828     40,585
#   Technip SA                                                 466     49,983
    Teleperformance                                          1,028     45,210
    Tessi SA                                                    32      3,595
    Total Gabon                                                  2      1,226
    Total SA                                                 2,793    140,591
    Total SA Sponsored ADR                                   6,978    350,575
*   UBISOFT Entertainment                                    1,841     20,569
    Valeo SA                                                 1,042     60,617
    Vallourec SA                                             2,207    105,926
    Veolia Environnement SA                                  1,957     27,070
    Veolia Environnement SA ADR                              1,130     15,571
#   Vilmorin & Cie                                             173     22,090
    Vinci SA                                                 1,951     94,052
    Virbac SA                                                   20      4,082
    Vivendi SA                                               8,071    182,823
    Zodiac Aerospace                                           250     31,365
                                                                   ----------
TOTAL FRANCE                                                        4,842,357
                                                                   ----------
GERMANY -- (5.1%)
*   Aareal Bank AG                                             823     19,835
    Adidas AG                                                  707     73,929
*   ADVA Optical Networking SE                                 893      4,299
#   Aixtron SE NA                                              678      9,719
    Allianz SE                                               2,836    419,503
    Aurubis AG                                                 720     45,423
#   Axel Springer AG                                           510     21,521
#   BASF SE                                                  1,723    161,294

                                     1055

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
GERMANY -- (Continued)
    Bayerische Motoren Werke AG                              1,711 $158,216
#   BayWa AG                                                   473   23,840
    Bechtle AG                                                 510   22,614
    Bertrandt AG                                                60    6,913
    Bijou Brigitte AG                                           49    4,903
    Bilfinger SE                                               744   74,675
    Borussia Dortmund GmbH & Co. KGaA                          655    2,827
    Brenntag AG                                                242   41,324
    CANCOM SE                                                  323    7,062
    Carl Zeiss Meditec AG                                      183    5,610
    Celesio AG                                               1,244   24,632
    CENTROTEC Sustainable AG                                   278    5,766
    Cewe Color Holding AG                                       23    1,003
    Comdirect Bank AG                                          334    3,541
#*  Commerzbank AG                                           4,412   59,545
    CompuGroup Medical AG                                      101    2,328
    Continental AG                                             336   39,967
    CropEnergies AG                                            700    5,399
    CTS Eventim AG                                             140    5,412
    Deutsche Bank AG                                         5,717  263,268
    Deutsche Boerse AG                                         521   32,560
    Deutsche Telekom AG                                      8,847  104,785
    Deutsche Wohnen AG                                       1,401   24,708
*   Dialog Semiconductor P.L.C.                                252    3,002
    Draegerwerk AG & Co. KGaA                                   28    2,983
    Drillisch AG                                               407    8,236
    Duerr AG                                                    67    7,637
#   E.ON SE                                                  5,238   95,125
    Eckert & Ziegler AG                                        144    5,440
    ElringKlinger AG                                           356   11,642
#   Euromicron AG                                              154    3,084
    Fraport AG Frankfurt Airport Services Worldwide            336   20,104
#   Freenet AG                                               2,470   61,584
    Fresenius Medical Care AG & Co. KGaA                       414   28,523
    GEA Group AG                                             1,574   53,336
    Gerresheimer AG                                            564   32,226
    Gesco AG                                                    44    4,664
    GFK SE                                                     320   18,259
    Gildemeister AG                                            651   14,721
    Grammer AG                                                 258    8,203
    GSW Immobilien AG                                          701   28,148
    H&R AG                                                     304    3,699
    Hamburger Hafen und Logistik AG                          1,013   21,811
    Hannover Rueckversicherung SE                              609   51,525
    HeidelbergCement AG                                      1,752  126,474
#*  Heidelberger Druckmaschinen AG                           3,341    7,344
    Henkel AG & Co. KGaA                                       241   18,890
*   Hochtief AG                                                442   30,753
    Hugo Boss AG                                               159   18,531
    Indus Holding AG                                           170    5,594
    Infineon Technologies AG                                10,672   84,417
    Jenoptik AG                                              1,909   21,941

                                     1056

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (Continued)
    K+S AG                                                   1,365 $   60,429
    Kabel Deutschland Holding AG                               438     41,579
*   Kloeckner & Co. SE                                       1,644     19,900
    Kontron AG                                               1,056      5,735
    Krones AG                                                  164     11,423
    KWS Saat AG                                                  8      3,007
    Lanxess AG                                                 661     48,274
#   Leoni AG                                                   648     29,313
    Linde AG                                                   866    163,972
    Metro AG                                                 1,442     45,038
    MLP AG                                                   1,362      9,676
    MTU Aero Engines Holding AG                                394     37,322
#   Muenchener Rueckversicherungs AG                         1,107    221,739
    MVV Energie AG                                             175      5,175
#*  Nordex SE                                                2,243     16,901
    NORMA Group AG                                             800     28,258
    Pfeiffer Vacuum Technology AG                              215     26,163
    Puma SE                                                     36     11,163
*   QIAGEN NV                                                  526     10,457
    QSC AG                                                   1,840      5,945
    Rational AG                                                 20      6,209
    RWE AG                                                   3,090    111,361
*   SAF-Holland SA                                           1,876     15,634
#   Salzgitter AG                                              652     25,664
    SAP AG                                                     505     40,260
#   SAP AG Sponsored ADR                                       555     44,317
#   SGL Carbon SE                                              579     19,803
    Sixt AG                                                    330      7,166
#*  Sky Deutschland AG                                       1,151      6,604
#   SMA Solar Technology AG                                    234      5,815
#   Software AG                                              1,336     46,821
#   Solarworld AG                                            2,893      2,673
    Stada Arzneimittel AG                                      774     31,390
    Suedzucker AG                                              725     29,249
*   Suss Microtec AG                                         1,897     21,761
    Symrise AG                                                 904     38,640
    Takkt AG                                                   989     16,515
*   ThyssenKrupp AG                                          3,078     55,800
*   Tipp24 SE                                                  102      5,928
    Tom Tailor Holding AG                                      180      3,838
*   TUI AG                                                   4,239     45,015
    United Internet AG                                         720     19,769
#   Vossloh AG                                                 252     27,560
    VTG AG                                                      20        375
#   Wacker Chemie AG                                           390     29,848
    Wacker Neuson SE                                           368      5,410
    Wincor Nixdorf AG                                          319     16,826
                                                                   ----------
TOTAL GERMANY                                                       3,956,037
                                                                   ----------
HONG KONG -- (2.9%)
    AAC Technologies Holdings, Inc.                          2,000      9,803
    AIA Group, Ltd.                                         18,800     83,631

                                     1057

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
HONG KONG -- (Continued)
    ASM Pacific Technology, Ltd.                              2,500 $ 25,799
    Bank of East Asia, Ltd.                                   9,000   37,140
    BOC Hong Kong Holdings, Ltd.                             11,000   37,837
    Cafe de Coral Holdings, Ltd.                              2,000    6,356
    Cathay Pacific Airways, Ltd.                             19,000   33,490
    Cheung Kong Holdings, Ltd.                                9,000  136,058
    Cheung Kong Infrastructure Holdings, Ltd.                 2,000   14,524
    Chevalier International Holdings, Ltd.                    4,000    6,470
    Chong Hing Bank, Ltd.                                     3,000    7,973
    Chow Sang Sang Holdings International, Ltd.               3,000    8,137
#   CITIC Telecom International Holdings, Ltd.               22,000    8,001
    CK Life Sciences International Holdings, Inc.            64,000    5,619
    CLP Holdings, Ltd.                                        3,000   26,461
    Dah Sing Banking Group, Ltd.                              9,200   13,557
    Dah Sing Financial Holdings, Ltd.                         4,000   21,032
    Dorsett Hospitality International, Ltd.                  46,000   12,709
    Emperor Watch & Jewellery, Ltd.                         130,000   13,269
    Esprit Holdings, Ltd.                                    37,500   52,738
    First Pacific Co., Ltd.                                  34,000   47,177
#*  Foxconn International Holdings, Ltd.                     85,000   32,867
*   G-Resources Group, Ltd.                                 594,000   27,983
#   Giordano International, Ltd.                              6,000    6,030
    Hang Lung Group, Ltd.                                    10,000   59,033
    Hang Lung Properties, Ltd.                               15,000   58,212
    Hang Seng Bank, Ltd.                                      2,300   38,556
    HKR International, Ltd.                                  18,400    9,212
    Hong Kong & China Gas Co., Ltd.                          12,000   36,223
    Hong Kong Aircraft Engineering Co., Ltd.                    400    5,772
#   Hong Kong Exchanges and Clearing, Ltd.                    2,100   35,390
    Hongkong & Shanghai Hotels (The)                          6,000    9,762
    Hongkong Chinese, Ltd.                                   30,000    5,875
    Hopewell Holdings, Ltd.                                  11,000   42,436
    Hutchison Telecommunications Hong Kong Holdings, Ltd.    32,000   17,002
    Hutchison Whampoa, Ltd.                                   9,000   97,739
    Hysan Development Co., Ltd.                               6,000   29,759
    IT, Ltd.                                                 12,000    4,383
    Johnson Electric Holdings, Ltd.                          29,000   19,720
    K Wah International Holdings, Ltd.                        7,000    3,837
    Kerry Properties, Ltd.                                    9,000   40,953
    Kowloon Development Co., Ltd.                            11,000   14,510
    L'Occitane International SA                               3,750   10,886
*   Lai Sun Development                                     195,000    5,872
    Li & Fung, Ltd.                                          22,000   28,496
    Lifestyle International Holdings, Ltd.                    2,500    5,515
#   Luk Fook Holdings International, Ltd.                    11,000   31,360
    Magnificent Estates                                     102,000    5,920
    Melco International Development, Ltd.                     8,000   15,613
    Midland Holdings, Ltd.                                   16,000    7,394
    Miramar Hotel & Investment                                4,000    5,612
*   Mongolian Mining Corp.                                   36,000   10,619
    MTR Corp., Ltd.                                           9,500   39,214
    New World Development Co., Ltd.                          49,000   85,277

                                     1058

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    Newocean Energy Holdings, Ltd.                           20,000 $   12,467
    NWS Holdings, Ltd.                                        6,000     10,728
    Orient Overseas International, Ltd.                       4,000     23,809
    Pacific Basin Shipping, Ltd.                             41,000     23,454
    Pacific Textile Holdings, Ltd.                            8,000      9,885
    PCCW, Ltd.                                               18,000      9,125
*   Pearl Oriental Oil, Ltd.                                 62,000      3,203
    Power Assets Holdings, Ltd.                               4,000     39,115
    Regal Hotels International Holdings, Ltd.                12,000      5,574
    SA SA International Holdings, Ltd.                        8,000      8,382
    Samsonite International SA                                5,700     14,043
    SEA Holdings, Ltd.                                        8,000      4,982
    Shangri-La Asia, Ltd.                                    14,000     27,160
    Shun Tak Holdings, Ltd.                                  46,000     24,226
    Singamas Container Holdings, Ltd.                        20,000      4,913
    Sino Land Co., Ltd.                                      32,000     52,816
    SmarTone Telecommunications Holdings, Ltd.                2,500      4,460
    Sun Hung Kai & Co., Ltd.                                  9,000      6,298
    Sun Hung Kai Properties, Ltd.                            10,000    144,730
*   Superb Summit International Group, Ltd.                 170,000      7,123
    Techtronic Industries Co.                                12,500     29,955
    Television Broadcasts, Ltd.                               1,000      7,522
    Texwinca Holdings, Ltd.                                  28,000     32,733
    Transport International Holdings, Ltd.                    4,000      9,029
    Trinity, Ltd.                                            32,000     12,596
*   United Laboratories International Holdings, Ltd. (The)   10,000      3,755
    Value Partners Group, Ltd.                                9,000      5,525
    Vitasoy International Holdings, Ltd.                      6,000      7,311
    VTech Holdings, Ltd.                                        700      8,919
    Wharf Holdings, Ltd.                                     10,000     89,450
    Wheelock & Co., Ltd.                                      9,000     50,327
    Wing Hang Bank, Ltd.                                      4,000     42,128
    Xinyi Glass Holdings, Ltd.                               12,000      8,229
    Yue Yuen Industrial Holdings, Ltd.                        8,500     29,458
                                                                    ----------
TOTAL HONG KONG                                                      2,228,243
                                                                    ----------
IRELAND -- (0.5%)
*   Bank of Ireland                                         368,707     82,145
    CRH P.L.C. Sponsored ADR                                  6,662    143,299
    DCC P.L.C.                                                  763     27,910
    Dragon Oil P.L.C.                                         1,711     16,622
*   Elan Corp. P.L.C. Sponsored ADR                           1,403     16,415
    FBD Holdings P.L.C.                                         389      6,328
    Glanbia P.L.C.                                              562      7,529
    Grafton Group P.L.C.                                      1,657     11,548
    Kerry Group P.L.C. Class A                                  501     29,579
    Kingspan Group P.L.C.                                     2,266     27,355
    Smurfit Kappa Group P.L.C.                                2,888     42,938
                                                                    ----------
TOTAL IRELAND                                                          411,668
                                                                    ----------
ISRAEL -- (0.5%)
    Azrieli Group                                               961     27,748

                                     1059

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ISRAEL -- (Continued)
*   Bank Hapoalim BM                                         10,865 $ 50,541
*   Bank Leumi Le-Israel BM                                  16,094   57,205
    Bezeq The Israeli Telecommunication Corp., Ltd.           5,764    8,372
*   Ceragon Networks, Ltd.                                      170      661
    Clal Industries, Ltd.                                     6,007   23,871
    Clal Insurance Enterprises Holdings, Ltd.                   937   15,559
    Delek Group, Ltd.                                            43   11,337
*   Evogene, Ltd.                                               682    3,765
*   EZchip Semiconductor, Ltd.                                  197    4,494
*   First International Bank Of Israel, Ltd.                    589    8,587
*   Formula Systems 1985, Ltd.                                  217    4,559
    Frutarom Industries, Ltd.                                   938   13,865
    Harel Insurance Investments & Financial Services, Ltd.      302   15,041
    Israel Chemicals, Ltd.                                    1,274   15,182
*   Israel Discount Bank, Ltd. Class A                        8,641   14,527
    Matrix IT, Ltd.                                           1,225    6,210
    Melisron, Ltd.                                              178    3,690
*   Mellanox Technologies, Ltd.                                 122    6,391
    Migdal Insurance & Financial Holding, Ltd.                1,779    2,918
*   Mizrahi Tefahot Bank, Ltd.                                3,134   32,062
*   Naphtha Israel Petroleum Corp., Ltd.                        779    3,953
*   NICE Systems, Ltd. Sponsored ADR                            264    9,364
*   Oil Refineries, Ltd.                                     18,872    9,882
*   Ormat Industries                                            192    1,141
*   Paz Oil Co., Ltd.                                            95   14,824
    Shikun & Binui, Ltd.                                      4,701    9,846
    Shufersal, Ltd.                                           1,106    4,028
    Strauss Group, Ltd.                                         221    3,256
*   Tower Semiconductor, Ltd.                                   360    2,364
                                                                    --------
TOTAL ISRAEL                                                         385,243
                                                                    --------
ITALY -- (2.0%)
    A2A SpA                                                   9,575    7,538
    ACEA SpA                                                    912    6,245
    Ansaldo STS SpA                                             460    4,754
*   Arnoldo Mondadori Editore SpA                             3,717    4,946
    Assicurazioni Generali SpA                                5,606  102,958
    Astaldi SpA                                                 780    5,391
    Atlantia SpA                                                621   11,103
    Autogrill SpA                                             1,222   15,825
    Azimut Holding SpA                                          435    8,096
#   Banca Carige SpA                                         15,904   11,576
    Banca Generali SpA                                          341    7,038
#*  Banca Monte dei Paschi di Siena SpA                     114,184   32,222
    Banca Piccolo Credito Valtellinese Scarl                  3,267    4,090
    Banca Popolare dell'Emilia Romagna S.c.r.l.               6,538   55,447
#*  Banca Popolare di Milano Scarl                           68,418   45,817
    Banca Popolare di Sondrio SCARL                           3,976   23,078
*   Banco Popolare                                           15,540   22,449
    Buzzi Unicem SpA                                          1,579   24,180
    CIR-Compagnie Industriali Riunite SpA                     3,271    3,782
    Credito Emiliano SpA                                      1,040    5,952

                                     1060

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
ITALY -- (Continued)
    Danieli & C Officine Meccaniche SpA                        176 $    4,492
    De'Longhi SpA                                              377      5,721
#   DiaSorin SpA                                               150      5,630
    Enel Green Power SpA                                    11,852     25,283
    Enel SpA                                                 6,413     24,801
    Engineering SpA                                             60      2,466
    Eni SpA Sponsored ADR                                    3,509    167,765
    ERG SpA                                                    618      5,924
#*  Fiat SpA                                                15,837     94,902
*   Gemina SpA                                               5,234     10,007
#   Geox SpA                                                 1,759      5,337
    Hera SpA                                                 6,897     14,047
    Indesit Co. SpA                                            810      6,372
    Interpump Group SpA                                        660      5,812
    Intesa Sanpaolo SpA                                     82,598    150,008
    Iren SpA                                                33,491     34,207
#   Italcementi SpA                                          1,226      7,612
    Luxottica Group SpA Sponsored ADR                          763     39,508
    MARR SpA                                                   532      6,417
    Mediaset SpA                                            15,421     39,930
    Mediobanca SpA                                          10,164     64,690
    Mediolanum SpA                                           1,023      6,893
    Parmalat SpA                                             2,637      8,133
#   Piaggio & C SpA                                          2,042      5,248
#   Pirelli & C. SpA                                         3,057     31,796
    Prysmian SpA                                               548     11,061
    Recordati SpA                                              658      6,783
    Saipem SpA                                                 356     10,102
    Salvatore Ferragamo Italia SpA                             247      7,380
*   Saras SpA                                                  990      1,318
    Snam SpA                                                 4,844     23,838
*   Societa Cattolica di Assicurazioni S.c.r.l.                604     11,858
    Societa Iniziative Autostradali e Servizi SpA            1,848     16,742
*   Sorin SpA                                                4,126     11,565
    Telecom Italia SpA                                      45,140     38,342
    Tenaris SA ADR                                             440     19,576
    Terna Rete Elettrica Nazionale SpA                       6,191     28,978
    Tod's SpA                                                   43      6,247
#   Trevi Finanziaria Industriale SpA                          744      5,693
*   UniCredit SpA                                           22,768    119,000
    Unione di Banche Italiane SCPA                          14,332     59,939
*   Unipol Gruppo Finanziario SpA                            5,874     20,106
    Vittoria Assicurazioni SpA                                 823      7,050
                                                                   ----------
TOTAL ITALY                                                         1,581,066
                                                                   ----------
JAPAN -- (19.6%)
    77 Bank, Ltd. (The)                                      8,000     47,495
    A.S. One Corp.                                             100      2,365
    Accordia Golf Co., Ltd.                                      8      9,089
    Achilles Corp.                                           4,000      5,748
    ADEKA Corp.                                                500      4,502
    Advantest Corp.                                            400      5,993

                                     1061

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Aeon Co., Ltd.                                           3,800 $53,798
    Aeon Delight Co., Ltd.                                     300   6,213
    Ai Holdings Corp.                                          800   8,003
    Aica Kogyo Co., Ltd.                                       500  10,072
    Aichi Bank, Ltd. (The)                                     400  22,901
    Aichi Steel Corp.                                        4,000  16,350
    Aida Engineering, Ltd.                                     800   6,618
#   Ain Pharmaciez, Inc.                                       100   4,888
    Aiphone Co., Ltd.                                          300   4,918
    Air Water, Inc.                                          1,000  16,192
    Aisin Seiki Co., Ltd.                                      800  28,877
    Ajinomoto Co., Inc.                                      1,000  13,724
    Akita Bank, Ltd. (The)                                   2,000   5,567
    Alpen Co., Ltd.                                            300   6,263
    Alpine Electronics, Inc.                                   600   6,124
    Alps Electric Co., Ltd.                                  3,200  24,394
    Amada Co., Ltd.                                          7,000  56,170
    Amano Corp.                                                200   2,144
    ANA Holdings, Inc.                                       6,000  13,068
    Anritsu Corp.                                            2,000  29,908
    AOKI Holdings, Inc.                                        400  12,329
    Aomori Bank, Ltd. (The)                                  2,000   5,955
    Aoyama Trading Co., Ltd.                                 1,800  53,864
    Aozora Bank, Ltd.                                       12,000  37,597
    Arcs Co., Ltd.                                             400   7,936
    Asahi Diamond Industrial Co., Ltd.                         600   6,288
    Asahi Glass Co., Ltd.                                    8,000  62,858
    Asahi Holdings, Inc.                                       300   6,073
    Asahi Kasei Corp.                                        7,000  47,056
    Asatsu-DK, Inc.                                            400  10,246
    Autobacs Seven Co., Ltd.                                 2,100  35,388
    Avex Group Holdings, Inc.                                  900  25,692
#   Awa Bank, Ltd. (The)                                     4,000  23,651
    Azbil Corp.                                                500  10,797
    Bando Chemical Industries, Ltd.                          2,000   6,172
    Bank of Iwate, Ltd. (The)                                  100   4,303
    Bank of Kyoto, Ltd. (The)                                2,000  21,042
    Bank of Nagoya, Ltd. (The)                               1,000   4,745
    Bank of Okinawa, Ltd. (The)                                700  33,980
    Bank of the Ryukyus, Ltd.                                  400   5,905
    Bank of Yokohama, Ltd. (The)                            12,000  73,005
    Benesse Holdings, Inc.                                     300  13,296
    BML, Inc.                                                  200   5,165
    Brother Industries, Ltd.                                 3,200  36,596
    Calbee, Inc.                                               100   9,887
    Calsonic Kansei Corp.                                    2,000   9,502
*   Casio Computer Co., Ltd.                                 1,000   8,285
    Central Glass Co., Ltd.                                  2,000   7,074
    Central Japan Railway Co.                                  100  12,060
    Century Tokyo Leasing Corp.                                300   8,855
    Chiba Bank, Ltd. (The)                                   9,000  69,882
*   Chiba Kogyo Bank, Ltd. (The)                             1,000   9,052

                                     1062

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Chiyoda Co., Ltd.                                          200 $ 5,774
    Chiyoda Corp.                                            2,000  20,562
    Chiyoda Integre Co., Ltd.                                  500   7,323
    Chori Co., Ltd.                                            500   5,644
    Chubu Electric Power Co., Inc.                           1,400  18,124
    Chubu Shiryo Co., Ltd.                                     800   4,629
    Chuetsu Pulp & Paper Co., Ltd.                           2,000   3,084
    Chugai Pharmaceutical Co., Ltd.                            400   9,959
#   Chugai Ro Co., Ltd.                                      2,000   5,303
    Chugoku Bank, Ltd. (The)                                 3,000  52,308
    Chugoku Electric Power Co., Inc. (The)                     600   8,612
    Chukyo Bank, Ltd. (The)                                  5,000  10,590
    Citizen Holdings Co., Ltd.                               4,400  26,030
    CKD Corp.                                                1,000   7,303
*   CMK Corp.                                                1,500   5,227
    Coca-Cola West Co., Ltd.                                   800  14,879
    Cocokara fine, Inc.                                        200   7,561
    COMSYS Holdings Corp.                                    1,700  22,512
#   Cosel Co., Ltd.                                            400   4,590
*   Cosmo Oil Co., Ltd.                                     13,000  31,048
#   Cosmos Pharmaceutical Corp.                                100  11,152
    Dai Nippon Printing Co., Ltd.                            6,000  58,750
    Dai-ichi Life Insurance Co., Ltd. (The)                     35  48,246
    Daibiru Corp.                                            1,000  13,943
    Daicel Corp.                                             4,000  32,283
    Daido Metal Co., Ltd.                                    1,000   7,928
    Daido Steel Co., Ltd.                                    4,000  21,802
#*  Daiei, Inc. (The)                                        2,700  10,613
    Daifuku Co., Ltd.                                        1,000   8,850
    Daihen Corp.                                             2,000   6,092
    Daiichikosho Co., Ltd.                                     300   8,921
#   Daikin Industries, Ltd.                                    200   8,031
    Dainippon Sumitomo Pharma Co., Ltd.                        400   7,347
    Daio Paper Corp.                                         1,000   6,002
#   Daiseki Co., Ltd.                                          400   7,663
    Daishi Bank, Ltd. (The)                                  5,000  19,778
    Daiso Co., Ltd.                                          2,000   5,876
    Daito Trust Construction Co., Ltd.                         300  29,088
    Daiwa House Industry Co., Ltd.                           1,000  22,602
    Daiwa Securities Group, Inc.                             5,000  44,363
#   Daiwabo Holdings Co., Ltd.                               3,000   5,668
    DCM Holdings Co., Ltd.                                     600   5,924
#   Dena Co., Ltd.                                             200   5,697
    Denki Kagaku Kogyo KK                                    6,000  21,951
    Denso Corp.                                                400  17,936
    Dentsu, Inc.                                               700  24,334
    Denyo Co., Ltd.                                            500   7,244
    Descente, Ltd.                                           1,000   6,448
    DIC Corp.                                                3,000   6,716
#   Disco Corp.                                                100   6,462
    Doshisha Co., Ltd.                                         400   6,309
    Doutor Nichires Holdings Co., Ltd.                         400   5,707

                                     1063

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Dowa Holdings Co., Ltd.                                  3,000 $21,503
#   Dr Ci:Labo Co., Ltd.                                         2   6,082
    DTS Corp.                                                  400   6,688
    Dunlop Sports Co., Ltd.                                    400   4,964
    Duskin Co., Ltd.                                           400   8,122
    Eagle Industry Co., Ltd.                                 1,000   9,802
    East Japan Railway Co.                                     600  50,650
    Ebara Corp.                                              8,000  33,590
#   EDION Corp.                                              1,200   5,620
    Ehime Bank, Ltd. (The)                                   2,000   5,159
    Eighteenth Bank, Ltd. (The)                              2,000   5,156
    Eiken Chemical Co., Ltd.                                   400   6,605
    Eizo Corp.                                               1,500  25,975
    Electric Power Development Co., Ltd.                       500  14,280
#   EPS Corp.                                                    4   6,339
    Exedy Corp.                                                300   7,531
    Ezaki Glico Co., Ltd.                                    1,000  11,241
    Fancl Corp.                                                500   5,463
    FANUC Corp.                                                300  45,286
    Fast Retailing Co., Ltd.                                   100  36,671
#   FCC Co., Ltd.                                              300   7,605
    FIDEA Holdings Co., Ltd.                                 1,300   3,303
    Foster Electric Co., Ltd.                                  500   6,823
    FP Corp.                                                   300  19,899
    Fuji Co. Ltd/Ehime                                         400   7,336
    Fuji Electric Co., Ltd.                                  9,000  30,794
    Fuji Heavy Industries, Ltd.                              1,000  18,875
#   Fuji Kyuko Co., Ltd.                                     1,000   9,398
    Fuji Media Holdings, Inc.                                   17  36,950
    Fuji Oil Co. Ltd/Osaka                                     500   7,930
    Fuji Seal International, Inc.                            1,100  31,022
#   Fuji Soft, Inc.                                          1,100  29,425
    Fujibo Holdings, Inc.                                    9,000  25,277
    FUJIFILM Holdings Corp.                                  2,500  51,359
    Fujikura, Ltd.                                           6,000  22,484
    Fujitec Co., Ltd.                                        1,000  10,841
    Fujitsu General, Ltd.                                    1,000   9,775
    Fujitsu, Ltd.                                            8,000  33,601
    Fukui Bank, Ltd. (The)                                   4,000   8,384
    Fukuoka Financial Group, Inc.                            6,000  30,694
    Fukushima Bank, Ltd. (The)                               8,000   7,405
#   Fukuyama Transporting Co., Ltd.                          6,000  33,505
    Furukawa Electric Co., Ltd.                             11,000  27,836
    Fuso Pharmaceutical Industries, Ltd.                     1,000   4,246
    Geo Holdings Corp.                                          10  11,954
    Glory, Ltd.                                              1,200  32,975
#   GMO internet, Inc.                                       3,100  40,583
#   Gree, Inc.                                               1,100  14,099
#   GS Yuasa Corp.                                           6,000  25,436
    Gunma Bank, Ltd. (The)                                   7,000  44,532
    Gunze, Ltd.                                              2,000   5,219
    H2O Retailing Corp.                                      2,000  22,285

                                     1064

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Hachijuni Bank, Ltd. (The)                               7,000 $47,659
    Hakuhodo DY Holdings, Inc.                                 160  13,186
    Hamakyorex Co., Ltd.                                       200   7,083
    Hankyu Hanshin Holdings, Inc.                            7,000  45,327
    Hanwa Co., Ltd.                                          5,000  18,852
    Harashin Narus Holdings Co., Ltd.                          300   5,364
*   Haseko Corp.                                             5,000   7,305
    Heiwa Real Estate Co., Ltd.                              1,400  35,671
    Heiwado Co., Ltd.                                          400   7,231
    HI-LEX Corp.                                               100   2,149
    Hibiya Engineering, Ltd.                                 1,300  12,753
    Higo Bank, Ltd. (The)                                    2,000  13,562
    Hikari Tsushin, Inc.                                       100   5,453
    Hioki EE Corp.                                             300   4,810
    Hiroshima Bank, Ltd. (The)                               4,000  21,086
    Hisamitsu Pharmaceutical Co., Inc.                         100   5,880
    Hitachi Koki Co., Ltd.                                   1,600  13,898
    Hitachi Kokusai Electric, Inc.                           1,000  11,777
    Hitachi Zosen Corp.                                     14,000  23,279
    Hogy Medical Co., Ltd.                                     100   6,155
*   Hokkaido Electric Power Co., Inc.                        2,300  29,184
    Hokkoku Bank, Ltd. (The)                                 5,000  21,214
    Hokuetsu Bank, Ltd. (The)                                2,000   4,706
#   Hokuetsu Kishu Paper Co., Ltd.                           1,000   4,448
    Hokuhoku Financial Group, Inc.                          16,000  37,337
    Hokuriku Electric Power Co.                                600   8,849
#   Hokuto Corp.                                               300   5,780
    Honeys Co., Ltd.                                           950  12,323
    Horiba, Ltd.                                               500  18,077
    Hoshizaki Electric Co., Ltd.                               200   6,661
    Hosokawa Micron Corp.                                    1,000   8,949
    House Foods Corp.                                          800  13,951
    Hoya Corp.                                               1,700  34,062
    Hyakugo Bank, Ltd. (The)                                 2,000  10,012
    Hyakujushi Bank, Ltd. (The)                              6,000  23,735
    Ibiden Co., Ltd.                                         3,000  52,587
    Idemitsu Kosan Co., Ltd.                                   300  25,380
    IHI Corp.                                                1,000   3,729
    Inaba Denki Sangyo Co., Ltd.                               200   5,906
    Inabata & Co., Ltd.                                        800   6,273
    Inpex Corp.                                                 10  48,393
    Internet Initiative Japan, Inc.                            200   8,093
    Iseki & Co., Ltd.                                        7,000  25,490
#   Isetan Mitsukoshi Holdings, Ltd.                         4,500  71,720
    IT Holdings Corp.                                        1,600  24,019
    Ito En, Ltd.                                               300   7,229
    ITOCHU Corp.                                             7,600  94,236
    Itochu Enex Co., Ltd.                                    1,000   5,510
    Itochu Techno-Solutions Corp.                              100   4,759
    Itoham Foods, Inc.                                       1,000   4,598
    Iwatani Corp.                                            2,000   8,931
    Iyo Bank, Ltd. (The)                                     3,000  31,421

                                     1065

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    J Front Retailing Co., Ltd.                              4,000 $33,605
    J-Oil Mills, Inc.                                        1,000   3,108
#   Japan Airport Terminal Co., Ltd.                           500   7,723
    Japan Aviation Electronics Industry, Ltd.                1,000   8,666
    Japan Digital Laboratory Co., Ltd.                         500   6,166
    Japan Pulp & Paper Co., Ltd.                             2,000   6,114
    Japan Steel Works, Ltd. (The)                            2,000  10,161
#   Japan Wool Textile Co., Ltd. (The)                       3,000  25,881
    JFE Holdings, Inc.                                       2,700  58,622
    JGC Corp.                                                1,000  29,631
    Joyo Bank, Ltd. (The)                                    6,000  36,882
    JSP Corp.                                                  400   5,848
    JSR Corp.                                                  300   6,906
    JTEKT Corp.                                              2,500  25,491
    Juroku Bank, Ltd. (The)                                  5,000  21,258
#   JVC Kenwood Corp.                                        5,000  12,947
    JX Holdings, Inc.                                       14,900  80,905
    K's Holdings Corp.                                         800  28,203
#   Kadokawa Group Holdings, Inc.                              200   6,277
    Kaga Electronics Co., Ltd.                               1,200   9,835
    Kagome Co., Ltd.                                         1,400  25,259
    Kagoshima Bank, Ltd. (The)                               5,000  36,611
#   Kajima Corp.                                            12,000  38,317
    Kamei Corp.                                              1,000  10,128
    Kamigumi Co., Ltd.                                       5,000  46,884
    Kanamoto Co., Ltd.                                       1,000  23,087
    Kaneka Corp.                                             7,000  42,169
*   Kanematsu Corp.                                         12,000  16,643
    Kanematsu Electronics, Ltd.                                500   6,213
*   Kansai Electric Power Co., Inc. (The)                    1,000  12,217
    Kansai Urban Banking Corp.                              12,000  16,392
    Kanto Natural Gas Development, Ltd.                      1,000   6,732
    Kao Corp.                                                  700  24,205
    Kasumi Co., Ltd.                                           800   5,746
    Katakura Industries Co., Ltd.                              600  10,386
    Kato Sangyo Co., Ltd.                                      300   6,374
    Kato Works Co., Ltd.                                     2,000   7,352
    Kawasaki Heavy Industries, Ltd.                          4,000  12,756
    Kawasaki Kisen Kaisha, Ltd.                             20,000  44,007
    KDDI Corp.                                               1,200  57,705
    Keihan Electric Railway Co., Ltd.                        5,000  21,507
    Keihin Corp.                                               400   6,541
    Keikyu Corp.                                             1,000  11,066
    Keio Corp.                                               1,000   8,602
    Keisei Electric Railway Co., Ltd.                        1,000  10,573
    Keiyo Bank, Ltd. (The)                                   7,000  43,059
#*  Kenedix, Inc.                                               56  40,546
    Kewpie Corp.                                             2,300  34,680
    Keyence Corp.                                              100  31,735
    Kinden Corp.                                             1,000   7,296
#   Kintetsu Corp.                                           8,000  40,466
    Kintetsu World Express, Inc.                               200   7,203

                                     1066

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Kinugawa Rubber Industrial Co., Ltd.                     1,000 $ 5,238
    Kita-Nippon Bank, Ltd. (The)                               200   5,152
    Kitagawa Iron Works Co., Ltd.                            3,000   5,208
    Kitz Corp.                                               1,200   6,935
    Kiyo Holdings, Inc.                                      9,000  15,708
    Koatsu Gas Kogyo Co., Ltd.                               1,000   5,466
    Kobayashi Pharmaceutical Co., Ltd.                         700  38,245
*   Kobe Steel, Ltd.                                        33,000  43,101
    Kohnan Shoji Co., Ltd.                                   1,000  12,283
    Koito Manufacturing Co., Ltd.                            1,000  19,346
    Kokuyo Co., Ltd.                                         3,700  29,851
    Komeri Co., Ltd.                                           800  24,877
    Konami Corp.                                             1,500  34,217
    Konica Minolta, Inc.                                     6,000  42,389
    Kose Corp.                                                 100   2,612
    Kubota Corp. Sponsored ADR                                 196  14,024
    Kura Corp.                                                 400   7,056
    Kurabo Industries, Ltd.                                 14,000  26,314
    Kuraray Co., Ltd.                                        1,400  21,262
    Kureha Corp.                                             7,000  24,748
    Kurimoto, Ltd.                                           2,000   6,827
    Kurita Water Industries, Ltd.                            1,800  36,952
    KYB Co., Ltd.                                            7,000  38,253
    Kyocera Corp.                                              600  61,034
    Kyokuto Securities Co., Ltd.                               700  13,159
    KYORIN Holdings, Inc.                                      300   8,016
    Kyosan Electric Manufacturing Co., Ltd.                  2,000   6,639
    Kyowa Exeo Corp.                                         1,900  22,433
    Kyowa Hakko Kirin Co., Ltd.                              2,000  24,549
*   Kyushu Electric Power Co., Inc.                            700   9,669
    Lasertec Corp.                                             300   7,322
    Lintec Corp.                                               400   7,283
#   LIXIL Group Corp.                                        3,000  67,444
    Macnica, Inc.                                              300   6,151
    Maeda Corp.                                              2,000   9,593
    Maeda Road Construction Co., Ltd.                        1,000  15,129
    Makino Milling Machine Co., Ltd.                         2,000  11,893
    Makita Corp.                                               500  30,499
    Mandom Corp.                                               200   7,324
    Marubeni Corp.                                           9,000  64,604
    Maruha Nichiro Holdings, Inc.                           15,000  29,996
    Marui Group Co., Ltd.                                    4,300  49,913
    Marusan Securities Co., Ltd.                             1,900  16,140
#   Maruwa Co. Ltd/Aichi                                       200   6,091
    Matsuda Sangyo Co., Ltd.                                   400   5,796
    Matsui Securities Co., Ltd.                                700   8,810
    Matsumotokiyoshi Holdings Co., Ltd.                        100   2,863
    Matsuya Foods Co., Ltd.                                    300   4,997
    Max Co., Ltd.                                            1,000  11,410
*   Mazda Motor Corp.                                        8,000  27,412
    McDonald's Holdings Co. Japan, Ltd.                        200   5,834
    Medipal Holdings Corp.                                   1,800  28,242

                                     1067

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Megmilk Snow Brand Co., Ltd.                             1,800 $ 27,670
    MEIJI Holdings Co., Ltd.                                   800   36,115
#   Melco Holdings, Inc.                                       300    4,953
    Michinoku Bank, Ltd. (The)                               3,000    7,270
    Mikuni Coca-Cola Bottling Co., Ltd.                        600    7,112
    Milbon Co., Ltd.                                           200    7,587
    Minato Bank, Ltd. (The)                                  3,000    5,516
    Minebea Co., Ltd.                                        4,000   12,784
    Ministop Co., Ltd.                                         300    5,173
    Miraca Holdings, Inc.                                      200    9,973
    Mirait Holdings Corp.                                      600    6,480
    MISUMI Group, Inc.                                       1,100   33,586
    Mitsuba Corp.                                            1,000   11,864
    Mitsubishi Corp.                                         7,900  142,218
    Mitsubishi Electric Corp.                                4,000   38,134
    Mitsubishi Estate Co., Ltd.                              1,000   32,571
    Mitsubishi Gas Chemical Co., Inc.                        3,000   22,936
    Mitsubishi Heavy Industries, Ltd.                       11,000   75,857
    Mitsubishi Logistics Corp.                               1,000   17,877
    Mitsubishi Materials Corp.                              12,000   34,421
    Mitsubishi Paper Mills, Ltd.                             3,000    2,964
    Mitsubishi Pencil Co., Ltd.                                300    6,353
    Mitsubishi Steel Manufacturing Co., Ltd.                 3,000    6,438
    Mitsubishi UFJ Financial Group, Inc.                    75,800  514,291
    Mitsuboshi Belting Co., Ltd.                             1,000    5,370
    Mitsui & Co., Ltd.                                       9,800  135,011
    Mitsui Chemicals, Inc.                                   7,000   16,200
    Mitsui Fudosan Co., Ltd.                                 1,000   34,033
    Mitsui High-Tec, Inc.                                      700    5,031
#   Mitsui Matsushima Co., Ltd.                              4,000    7,751
    Mitsui Mining & Smelting Co., Ltd.                       9,000   20,285
*   Mitsui OSK Lines, Ltd.                                   9,000   37,479
    Mitsui Sugar Co., Ltd.                                   2,000    6,282
#   Mitsui-Soko Co., Ltd.                                    2,000   13,634
*   Mitsumi Electric Co., Ltd.                               1,100    6,302
    Mitsuuroko Holdings Co., Ltd.                              800    4,127
    Miura Co., Ltd.                                            500   11,771
    Miyazaki Bank, Ltd. (The)                                1,000    2,958
    Mizuho Financial Group, Inc.                            93,399  205,520
    Mizuno Corp.                                             6,000   25,623
#   Mori Seiki Co., Ltd.                                       800   10,054
    Morinaga & Co., Ltd.                                     3,000    6,435
    Morinaga Milk Industry Co., Ltd.                         2,000    5,892
    Morita Holdings Corp.                                    2,000   16,935
    MOS Food Services, Inc.                                    300    5,986
    Moshi Moshi Hotline, Inc.                                  900   13,329
    MS&AD Insurance Group Holdings                           3,000   80,492
    Murata Manufacturing Co., Ltd.                             400   32,574
    Musashi Seimitsu Industry Co., Ltd.                        300    7,248
    Musashino Bank, Ltd. (The)                               1,000   42,516
    Nabtesco Corp.                                             300    6,620
    Nachi-Fujikoshi Corp.                                    2,000    8,939

                                     1068

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Nafco Co., Ltd.                                            300 $  6,364
    Nagano Bank, Ltd. (The)                                  3,000    5,670
    Nagase & Co., Ltd.                                       1,900   24,326
#   Nagoya Railroad Co., Ltd.                                7,000   21,720
    Nakamuraya Co., Ltd.                                     2,000    8,722
    Namco Bandai Holdings, Inc.                              1,900   34,630
    Nankai Electric Railway Co., Ltd.                        6,000   24,091
    Nanto Bank, Ltd. (The)                                   4,000   17,651
    NEC Corp.                                               26,000   67,543
#   NEC Mobiling, Ltd.                                         600   34,149
    NEC Networks & System Integration Corp.                    300    6,578
    NET One Systems Co., Ltd.                                  500    4,386
    NGK Spark Plug Co., Ltd.                                 1,000   16,859
    NHK Spring Co., Ltd.                                     2,700   29,226
    Nichias Corp.                                            2,000   12,222
    Nichiden Corp.                                             200    4,725
    Nichiha Corp.                                              500    8,014
    Nichii Gakkan Co.                                          600    6,108
    Nichirei Corp.                                           3,000   17,649
    Nidec Corp. ADR                                            388    6,573
    Nifco, Inc.                                              1,500   34,248
    Nihon Dempa Kogyo Co., Ltd.                                500    4,983
    Nihon M&A Center, Inc.                                     200   10,550
    Nihon Nohyaku Co., Ltd.                                  2,000   19,025
    Nihon Parkerizing Co., Ltd.                              1,000   20,369
    Nihon Unisys, Ltd.                                         700    6,013
    Nikkiso Co., Ltd.                                        1,000   14,171
    Nikon Corp.                                                800   17,413
    Nintendo Co., Ltd.                                         100   11,037
    Nippo Corp.                                              1,000   14,986
    Nippon Beet Sugar Manufacturing Co., Ltd.                3,000    5,642
#   Nippon Carbon Co., Ltd.                                  3,000    7,026
    Nippon Coke & Engineering Co., Ltd.                     19,000   24,644
    Nippon Densetsu Kogyo Co., Ltd.                          1,000   11,218
    Nippon Electric Glass Co., Ltd.                          6,000   30,625
    Nippon Express Co., Ltd.                                 9,000   46,844
    Nippon Flour Mills Co., Ltd.                             4,000   18,598
    Nippon Gas Co., Ltd.                                       300    3,734
    Nippon Koei Co., Ltd.                                    2,000    7,862
    Nippon Konpo Unyu Soko Co., Ltd.                           500    7,720
    Nippon Meat Packers, Inc.                                1,000   15,357
    Nippon Paint Co., Ltd.                                   1,000   11,865
#*  Nippon Paper Industries Co., Ltd.                        1,700   25,464
    Nippon Seiki Co., Ltd.                                   2,000   26,399
#*  Nippon Sheet Glass Co., Ltd.                            23,000   26,513
    Nippon Shinyaku Co., Ltd.                                1,000   15,534
    Nippon Shokubai Co., Ltd.                                3,000   29,517
    Nippon Signal Co., Ltd.                                    900    7,246
    Nippon Soda Co., Ltd.                                    6,000   27,946
    Nippon Steel & Sumitomo Metal Corp.                     44,000  117,193
    Nippon Suisan Kaisha, Ltd.                               7,600   14,749
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       1,000    9,578

                                     1069

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Nippon Telegraph & Telephone Corp. ADR                   1,189 $ 29,570
    Nippon Television Holdings, Inc.                           400    7,071
    Nippon Valqua Industries, Ltd.                           2,000    5,162
    Nippon Yusen KK                                         18,000   46,990
#   Nipro Corp.                                              2,500   24,956
    Nishi-Nippon City Bank, Ltd. (The)                      12,000   40,032
#   Nishi-Nippon Railroad Co., Ltd.                          2,000    8,196
    Nishimatsu Construction Co., Ltd.                       15,000   28,751
    Nishimatsuya Chain Co., Ltd.                             1,400   13,879
    Nissan Chemical Industries, Ltd.                         1,700   22,035
    Nissan Shatai Co., Ltd.                                  1,000   13,343
*   Nissha Printing Co., Ltd.                                  700   11,311
    Nisshin Oillio Group, Ltd. (The)                         6,000   21,143
    Nisshin Seifun Group, Inc.                               1,000   12,920
    Nisshinbo Holdings, Inc.                                 1,000    7,265
#   Nissin Electric Co., Ltd.                                1,000    4,976
    Nissin Foods Holdings Co., Ltd.                            400   17,942
    Nissin Kogyo Co., Ltd.                                     300    6,634
    Nitta Corp.                                                700   15,685
    Nitto Kogyo Corp.                                        1,300   19,370
    Nitto Kohki Co., Ltd.                                    1,300   24,786
#   Nittoku Engineering Co., Ltd.                              500    4,952
    NKSJ Holdings, Inc.                                      3,000   76,143
    Noevir Holdings Co., Ltd.                                  800   13,270
    NOF Corp.                                                1,000    5,387
    Nohmi Bosai, Ltd.                                        1,000    8,213
    NOK Corp.                                                2,300   33,168
    Nomura Holdings, Inc.                                   17,800  145,474
#   Nomura Real Estate Holdings, Inc.                          400   10,754
    Noritz Corp.                                             1,200   25,462
    NS Solutions Corp.                                         200    4,074
    NSD Co., Ltd.                                            1,000   11,395
    NSK, Ltd.                                                4,000   32,358
#   NTN Corp.                                                5,000   12,751
    NTT Data Corp.                                               2    6,332
    NTT DOCOMO, Inc.                                            65  107,633
    Obayashi Corp.                                           8,000   49,221
    OBIC Business Consultants, Ltd.                            100    5,695
    Obic Co., Ltd.                                              50   13,192
    Odakyu Electric Railway Co., Ltd.                        1,000   12,043
    Ogaki Kyoritsu Bank, Ltd. (The)                         10,000   37,187
    Oiles Corp.                                                300    6,038
    Oita Bank, Ltd. (The)                                    3,000   11,709
#   Oji Holdings Corp.                                       8,000   28,555
    Okabe Co., Ltd.                                            700    7,256
    Okamura Corp.                                            1,000    7,582
    Okinawa Electric Power Co., Inc. (The)                     200    7,385
    OKUMA Corp.                                              3,000   23,482
    Okumura Corp.                                            2,000    8,104
*   Olympus Corp.                                              300    7,532
    Omron Corp.                                              1,400   44,226
#   Onward Holdings Co., Ltd.                                5,000   46,724

                                     1070

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Organo Corp.                                             1,000 $ 5,683
    Osaka Gas Co., Ltd.                                      6,000  26,004
    Osaka Steel Co., Ltd.                                      300   5,496
#   OSAKA Titanium Technologies Co.                            300   5,971
#   Osaki Electric Co., Ltd.                                 1,000   5,290
    OSG Corp.                                                  400   6,086
    Otsuka Corp.                                               100  10,366
    Pacific Industrial Co., Ltd.                               900   5,480
    Pacific Metals Co., Ltd.                                 3,000  15,103
    Pack Corp. (The)                                           300   6,044
    Pal Co., Ltd.                                              200   6,651
    PanaHome Corp.                                           1,000   7,872
    Panasonic Corp.                                          7,100  51,169
    Parco Co., Ltd.                                            500   6,555
    Paris Miki Holdings, Inc.                                  500   2,696
#   Park24 Co., Ltd.                                           300   6,053
#   Penta-Ocean Construction Co., Ltd.                       2,500   6,429
#*  Pioneer Corp.                                            3,000   6,166
    Plenus Co., Ltd.                                           500   9,062
    Pola Orbis Holdings, Inc.                                  200   7,083
    Press Kogyo Co., Ltd.                                    2,000  10,231
    Prima Meat Packers, Ltd.                                 3,000   8,333
    Raito Kogyo Co., Ltd.                                    1,100   6,174
    Rakuten, Inc.                                              600   6,400
    Rengo Co., Ltd.                                          5,000  24,207
    Resona Holdings, Inc.                                   10,500  56,046
    Resorttrust, Inc.                                          300  10,223
    Rhythm Watch Co., Ltd.                                   3,000   5,209
    Ricoh Co., Ltd.                                          7,000  77,890
    Ricoh Leasing Co., Ltd.                                    900  27,687
    Riken Corp.                                              3,000  12,105
#   Riken Vitamin Co., Ltd.                                    500  12,049
    Rinnai Corp.                                               100   7,952
#   Rock Field Co., Ltd.                                       300   5,943
    Rohm Co., Ltd.                                           1,500  53,027
    Rohto Pharmaceutical Co., Ltd.                           2,000  28,016
    Round One Corp.                                          1,000   8,382
    Ryoden Trading Co., Ltd.                                 1,000   6,457
    Ryohin Keikaku Co., Ltd.                                   100   9,444
    Ryosan Co., Ltd.                                           300   5,440
    Saizeriya Co., Ltd.                                        400   5,664
    Sakai Chemical Industry Co., Ltd.                        2,000   6,286
    Sakata INX Corp.                                         2,000  14,134
    Sakata Seed Corp.                                          400   5,476
    San-A Co., Ltd.                                            300  14,646
    San-In Godo Bank, Ltd. (The)                             4,000  34,115
#   Sanden Corp.                                             2,000   8,372
    Sangetsu Co., Ltd.                                         200   5,735
    Sanken Electric Co., Ltd.                                2,000   9,365
    Sankyu, Inc.                                             4,000  17,878
    Sanshin Electronics Co., Ltd.                              700   4,414
    Sanwa Holdings Corp.                                     2,000  12,137

                                     1071

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Sanyo Chemical Industries, Ltd.                          1,000 $ 5,904
#   Sanyo Denki Co., Ltd.                                    1,000   7,611
    Sanyo Shokai, Ltd.                                       2,000   6,074
#   Sanyo Special Steel Co., Ltd.                            2,000   8,119
#   Sawai Pharmaceutical Co., Ltd.                             300  38,753
    SBI Holdings, Inc.                                       4,100  79,421
    SCSK Corp.                                                 300   6,685
    Secom Co., Ltd.                                            600  33,465
    Seika Corp.                                              2,000   5,098
#   Seiko Epson Corp.                                        2,500  28,661
#   Seino Holdings Co., Ltd.                                 3,000  26,245
    Seiren Co., Ltd.                                           800   5,336
    Sekisui House, Ltd.                                      3,000  44,968
    Sekisui Jushi Corp.                                      1,000  13,890
#   Senko Co., Ltd.                                          3,000  16,266
    Senshu Ikeda Holdings, Inc.                              5,300  28,041
    Senshukai Co., Ltd.                                        800   7,344
    Seria Co., Ltd.                                            300   7,325
    Seven & I Holdings Co., Ltd.                             1,800  69,239
#*  Sharp Corp.                                              8,000  27,777
    Shibusawa Warehouse Co., Ltd. (The)                      2,000  12,138
    Shiga Bank, Ltd. (The)                                   4,000  28,175
    Shikoku Chemicals Corp.                                  1,000   7,366
*   Shikoku Electric Power Co., Inc.                           600  10,876
    Shima Seiki Manufacturing, Ltd.                            400   8,660
    Shimachu Co., Ltd.                                         600  15,853
#   Shimadzu Corp.                                           3,000  21,921
    Shimano, Inc.                                              100   8,710
    Shimizu Corp.                                           12,000  48,298
#   Shin-Etsu Chemical Co., Ltd.                               800  53,930
    Shin-Etsu Polymer Co., Ltd.                              1,500   5,557
    Shindengen Electric Manufacturing Co., Ltd.              2,000   8,213
    Shinko Electric Industries Co., Ltd.                     3,500  35,690
    Shinko Plantech Co., Ltd.                                1,900  14,358
    Shinko Shoji Co., Ltd.                                     600   5,833
    Shinmaywa Industries, Ltd.                               1,000   8,143
    Shinsei Bank, Ltd.                                      21,000  58,941
    Shionogi & Co., Ltd.                                       600  14,758
    Ship Healthcare Holdings, Inc.                             800  30,793
    Shiseido Co., Ltd.                                         500   7,160
    Shizuoka Bank, Ltd. (The)                                6,000  73,442
    Shizuoka Gas Co., Ltd.                                   1,000   7,928
#   SHO-BOND Holdings Co., Ltd.                                200   8,441
    Showa Corp.                                              1,200  17,421
#   Showa Denko KK                                          37,000  59,746
    Showa Sangyo Co., Ltd.                                   4,000  13,261
    Showa Shell Sekiyu KK                                    4,100  32,907
    Sinanen Co., Ltd.                                        3,000  12,277
#   Sinfonia Technology Co., Ltd.                            3,000   5,116
    Sintokogio, Ltd.                                         1,500  13,584
    SKY Perfect JSAT Holdings, Inc.                             14   7,044
    SMK Corp.                                                1,000   2,936

                                     1072

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Sodick Co., Ltd.                                         1,300 $  7,834
    Softbank Corp.                                           1,300   64,472
    Sohgo Security Services Co., Ltd.                          700   11,195
    Sojitz Corp.                                            16,000   25,121
    Sotetsu Holdings, Inc.                                   3,000   11,676
    Square Enix Holdings Co., Ltd.                             800    9,832
    St Marc Holdings Co., Ltd.                                 300   14,719
    Stanley Electric Co., Ltd.                               1,500   28,769
    Star Micronics Co., Ltd.                                   600    6,974
    Start Today Co., Ltd.                                      500    7,570
    Starzen Co., Ltd.                                        1,000    2,744
#   Stella Chemifa Corp.                                       300    5,948
    Sumco Corp.                                                900    9,447
    Sumitomo Bakelite Co., Ltd.                              4,000   16,232
    Sumitomo Chemical Co., Ltd.                             11,000   36,835
    Sumitomo Corp.                                           6,500   81,374
    Sumitomo Electric Industries, Ltd.                       5,700   75,802
    Sumitomo Forestry Co., Ltd.                              1,100   13,111
    Sumitomo Heavy Industries, Ltd.                          9,000   40,075
    Sumitomo Metal Mining Co., Ltd.                          4,000   55,997
    Sumitomo Mitsui Financial Group, Inc.                    6,000  283,604
    Sumitomo Mitsui Trust Holdings, Inc.                    16,000   80,408
    Sumitomo Osaka Cement Co., Ltd.                          8,000   23,981
    Sumitomo Real Estate Sales Co., Ltd.                       110    7,654
    Sumitomo Realty & Development Co., Ltd.                  1,000   47,261
    Sumitomo Warehouse Co., Ltd. (The)                       1,000    7,165
    Suruga Bank, Ltd.                                        2,000   35,384
#   Suzuken Co. Ltd/Aichi Japan                                700   27,258
#   Suzuki Motor Corp.                                       1,400   35,975
*   SWCC Showa Holdings Co., Ltd.                            7,000    7,270
#   Sysmex Corp.                                               500   32,245
    T Hasegawa Co., Ltd.                                       200    2,949
    T&D Holdings, Inc.                                       4,600   53,582
    Tachi-S Co., Ltd.                                          300    5,540
    Tadano, Ltd.                                             1,000   12,518
    Taihei Dengyo Kaisha, Ltd.                               1,000    6,094
    Taihei Kogyo Co., Ltd.                                   4,000   14,171
    Taiheiyo Cement Corp.                                    6,000   15,583
    Taikisha, Ltd.                                             300    6,799
    Taisei Corp.                                            13,000   43,420
    Taisei Lamick Co., Ltd.                                    200    5,039
    Taiyo Holdings Co., Ltd.                                   200    6,322
    Taiyo Nippon Sanso Corp.                                 4,000   26,579
    Takara Leben Co., Ltd.                                   2,100   43,230
    Takara Standard Co., Ltd.                                1,000    7,847
    Takasago International Corp.                             3,000   16,013
#   Takasago Thermal Engineering Co., Ltd.                     700    5,523
    Takashimaya Co., Ltd.                                    2,000   23,641
    Takata Corp.                                               300    5,772
    Takeda Pharmaceutical Co., Ltd.                          1,100   60,392
    Takuma Co., Ltd.                                         1,000    6,068
    Tamron Co., Ltd.                                           200    4,387

                                     1073

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Tatsuta Electric Wire and Cable Co., Ltd.                2,100 $15,017
#   TDK Corp.                                                1,300  47,537
    Teijin, Ltd.                                            22,000  53,003
    Teikoku Sen-I Co., Ltd.                                  1,000   9,528
*   Tekken Corp.                                             4,000   5,554
    Terumo Corp.                                               200   9,936
    THK Co., Ltd.                                            1,600  33,698
    TKC Corp.                                                  300   5,307
    Toagosei Co., Ltd.                                       4,000  17,243
    Tobu Railway Co., Ltd.                                   2,000  11,626
    TOC Co., Ltd.                                              900   7,103
    Tochigi Bank, Ltd. (The)                                 5,000  20,271
    Toda Corp.                                               2,000   5,897
    Toei Co., Ltd.                                           1,000   7,424
    Toho Bank, Ltd. (The)                                    2,000   6,269
    Toho Co., Ltd.                                             300   6,670
#   Toho Gas Co., Ltd.                                       1,000   5,962
    Toho Holdings Co., Ltd.                                    400   9,176
    Toho Zinc Co., Ltd.                                      3,000  11,223
*   Tohoku Electric Power Co., Inc.                            700   7,497
    Tokai Carbon Co., Ltd.                                   3,000  10,134
    TOKAI Holdings Corp.                                     1,200   3,910
    Tokai Rika Co., Ltd.                                       300   6,079
#   Tokai Rubber Industries, Ltd.                              600   6,737
    Tokai Tokyo Financial Holdings, Inc.                     2,000  18,188
    Tokio Marine Holdings, Inc.                              2,900  92,161
    Tokushu Tokai Paper Co., Ltd.                            1,000   2,191
#   Tokuyama Corp.                                           3,000   8,073
#   Tokyo Dome Corp.                                         2,000  15,453
#*  Tokyo Electric Power Co., Inc.                           6,100  27,002
    Tokyo Electron, Ltd.                                     1,300  66,539
    Tokyo Gas Co., Ltd.                                      2,000  11,416
#*  Tokyo Rope Manufacturing Co., Ltd.                       5,000   6,784
    Tokyo Seimitsu Co., Ltd.                                   300   6,603
    Tokyo Steel Manufacturing Co., Ltd.                      1,600   6,531
    Tokyo Tatemono Co., Ltd.                                 5,000  46,340
    Tokyo Tomin Bank, Ltd. (The)                               600   8,371
*   Tokyu Construction Co., Ltd.                             2,740   6,612
    Tokyu Corp.                                              2,000  15,860
    Tokyu Land Corp.                                         2,000  24,590
    Tokyu Livable, Inc.                                        400   9,807
    Tomoku Co., Ltd.                                         2,000   6,347
    TOMONY Holdings, Inc.                                    1,200   4,935
#   Tomy Co., Ltd.                                             700   3,493
    TonenGeneral Sekiyu KK                                   1,000  10,105
    Toppan Printing Co., Ltd.                                7,000  53,336
    Topre Corp.                                                600   5,596
    Topy Industries, Ltd.                                    6,000  14,001
    Toray Industries, Inc.                                   5,000  35,153
    Toshiba Corp.                                            2,000  11,028
    Toshiba Machine Co., Ltd.                                6,000  36,690
    Toshiba Plant Systems & Services Corp.                   1,000  13,540

                                     1074

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Toshiba TEC Corp.                                        2,000 $11,818
    Tosoh Corp.                                             12,000  39,578
    Totetsu Kogyo Co., Ltd.                                  1,700  28,425
    TOTO, Ltd.                                               1,000  10,371
    Touei Housing Corp.                                        500  10,585
    Towa Pharmaceutical Co., Ltd.                              100   4,961
    Toyo Corp.                                                 500   7,192
    Toyo Ink SC Holdings Co., Ltd.                           1,000   4,666
    Toyo Seikan Group Holdings, Ltd.                         1,200  16,445
    Toyo Suisan Kaisha, Ltd.                                 1,000  33,986
#   Toyo Tanso Co., Ltd.                                       300   6,561
    Toyo Tire & Rubber Co., Ltd.                             3,000  16,144
    Toyobo Co., Ltd.                                        15,000  26,178
    Toyoda Gosei Co., Ltd.                                     300   7,786
#   Toyota Boshoku Corp.                                     1,300  18,686
    Toyota Tsusho Corp.                                      1,500  41,777
    Trancom Co., Ltd.                                          300   8,651
    Transcosmos, Inc.                                          500   6,984
    Trend Micro, Inc.                                          200   5,607
    Trusco Nakayama Corp.                                      300   6,200
    TS Tech Co., Ltd.                                          400  12,147
    TSI Holdings Co., Ltd.                                     100     738
    Tsubakimoto Chain Co.                                    4,000  21,434
    Tsugami Corp.                                            1,000   5,142
    Tsukishima Kikai Co., Ltd.                               1,000   9,416
    Tsumura & Co.                                              200   6,535
    Tsuruha Holdings, Inc.                                     100   9,745
    Ube Industries, Ltd.                                    22,000  44,482
    UKC Holdings Corp.                                         300   7,020
*   Ulvac, Inc.                                              2,900  22,684
#   Unicharm Corp.                                             100   6,466
#   Unipres Corp.                                              800  17,806
    United Arrows, Ltd.                                        200   7,754
*   Unitika, Ltd.                                            3,000   1,969
    UNY Group Holdings Co., Ltd.                             3,800  27,045
    Ushio, Inc.                                                800   8,151
    USS Co., Ltd.                                               50   6,414
    Valor Co., Ltd.                                            300   5,677
    Vital KSK Holdings, Inc.                                   500   4,523
    Wacoal Holdings Corp.                                    4,000  44,169
    Wacom Co., Ltd.                                              1   4,583
    Wakita & Co., Ltd.                                       1,000  12,507
    West Japan Railway Co.                                     400  19,353
    Xebio Co., Ltd.                                            300   7,072
    Yachiyo Bank, Ltd. (The)                                   100   3,731
    Yahoo Japan Corp.                                           15   7,537
    Yakult Honsha Co., Ltd.                                    200   8,718
#   Yamada Denki Co., Ltd.                                   1,210  58,393
    Yamagata Bank, Ltd. (The)                                2,000   9,920
    Yamaguchi Financial Group, Inc.                          5,000  54,299
    Yamaha Motor Co., Ltd.                                   1,100  15,345
    Yamanashi Chuo Bank, Ltd. (The)                          2,000   9,281

                                     1075

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    Yamato Holdings Co., Ltd.                                1,500 $    28,935
    Yamato Kogyo Co., Ltd.                                     700      23,152
    Yamazaki Baking Co., Ltd.                                1,000      13,087
    Yamazen Corp.                                              800       5,095
    Yaskawa Electric Corp.                                   1,000      12,236
    Yellow Hat, Ltd.                                           800      16,030
    Yodogawa Steel Works, Ltd.                               2,000       7,562
    Yokogawa Bridge Holdings Corp.                           1,000      10,520
    Yokogawa Electric Corp.                                  2,700      27,456
    Yokohama Reito Co., Ltd.                                 1,400      12,616
    Yorozu Corp.                                               800      13,371
    Yuasa Trading Co., Ltd.                                  3,000       6,348
    Zeon Corp.                                               1,000      10,767
                                                                   -----------
TOTAL JAPAN                                                         15,246,624
                                                                   -----------
NETHERLANDS -- (2.0%)
    Aalberts Industries NV                                   1,054      23,655
    Accell Group                                               304       5,548
    Aegon NV                                                20,316     135,706
#   Akzo Nobel NV                                            2,186     131,838
    Amsterdam Commodities NV                                   114       2,531
#   APERAM                                                   2,306      28,469
    Arcadis NV                                               1,338      36,991
    ASM International NV                                       919      30,698
    BE Semiconductor Industries NV                           1,154      10,788
    Beter Bed Holding NV                                       103       1,932
    BinckBank NV                                             2,499      19,150
    Brunel International NV                                    122       5,173
    CSM                                                      1,476      33,040
*   DE Master Blenders 1753 NV                               3,000      47,656
    Delta Lloyd NV                                           2,478      47,648
    Fugro NV                                                   535      30,910
*   Grontmij                                                 1,448       7,004
#   Heijmans NV                                                592       5,446
    Hunter Douglas NV                                           40       1,643
*   ING Groep NV                                            22,069     181,801
*   ING Groep NV Sponsored ADR                                 924       7,586
    Koninklijke Ahold NV                                     6,237      98,527
    Koninklijke BAM Groep NV                                 4,665      20,677
    Koninklijke Boskalis Westminster NV                      1,321      55,110
#   Koninklijke KPN NV                                       1,902       3,985
    Koninklijke Philips Electronics NV                       4,710     129,996
    Koninklijke Ten Cate NV                                    430      10,444
#   Koninklijke Vopak NV                                       270      14,952
    Koninklijke Wessanen NV                                  1,773       6,250
    Nutreco NV                                                 542      51,537
*   QIAGEN NV                                                2,145      42,519
    Randstad Holding NV                                      2,151      89,663
#   Reed Elsevier NV                                         1,546      25,093
    Reed Elsevier NV Sponsored ADR                             469      15,604
#*  Royal Imtech NV                                          1,069      11,918
*   SBM Offshore NV                                          3,496      56,099

                                     1076

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
NETHERLANDS -- (Continued)
    Sligro Food Group NV                                       317 $   10,451
    TKH Group NV                                             1,132     30,767
#*  TomTom NV                                                1,004      4,534
    Unit4 NV                                                   822     28,015
    USG People NV                                            1,849     14,463
#   Wolters Kluwer NV                                        2,613     57,822
                                                                   ----------
TOTAL NETHERLANDS                                                   1,573,639
                                                                   ----------
NEW ZEALAND -- (0.3%)
    Air New Zealand, Ltd.                                    5,024      6,462
    Auckland International Airport, Ltd.                     8,276     21,999
#   Chorus, Ltd.                                             4,878     11,505
#   Contact Energy, Ltd.                                     3,584     16,220
    Fisher & Paykel Healthcare Corp., Ltd.                   2,598      5,907
    Fletcher Building, Ltd.                                  5,158     39,131
    Freightways, Ltd.                                          544      2,099
    Kathmandu Holdings, Ltd.                                 3,474      6,703
#   Mainfreight, Ltd.                                          742      6,705
    Nuplex Industries, Ltd.                                  2,075      5,929
    Port of Tauranga, Ltd.                                   1,180     15,683
    Ryman Healthcare, Ltd.                                   4,796     25,092
    Sky Network Television, Ltd.                             6,170     30,273
#   Telecom Corp. of New Zealand, Ltd.                      15,285     34,132
    Tower, Ltd.                                              2,423      3,575
    TrustPower, Ltd.                                           712      4,452
    Warehouse Group, Ltd. (The)                              1,063      3,601
                                                                   ----------
TOTAL NEW ZEALAND                                                     239,468
                                                                   ----------
NORWAY -- (1.1%)
    Aker ASA Class A                                           249      7,700
    Aker Solutions ASA                                         571      7,992
*   Algeta ASA                                                 168      5,709
#   Atea ASA                                                 1,140     12,323
    Austevoll Seafood ASA                                    3,081     20,399
    Bakkafrost P/F                                             264      3,339
    Bonheur ASA                                                 81      1,810
    BW Offshore, Ltd.                                       21,859     20,748
*   BWG Homes ASA                                            2,437      5,624
#   Cermaq ASA                                               1,636     24,434
    Copeinca ASA                                               645      6,774
    DNB ASA                                                  6,902    113,024
#*  DNO International ASA                                   10,543     18,481
#   Ekornes ASA                                                328      5,254
    Eltek ASA                                                1,341      1,347
    Fred Olsen Energy ASA                                      193      8,420
*   Frontline, Ltd.                                          1,584      2,962
#   Gjensidige Forsikring ASA                                  600      9,676
*   Golden Ocean Group, Ltd.                                10,261      9,892
*   Hoegh LNG Holdings, Ltd.                                   401      3,201
    Kvaerner ASA                                             1,973      3,330
#   Leroey Seafood Group ASA                                    72      2,262
*   Marine Harvest ASA                                      21,441     22,310

                                     1077

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
NORWAY -- (Continued)
#   Norsk Hydro ASA                                           9,458 $ 44,544
*   Norwegian Air Shuttle A.S.                                  232   11,158
    Opera Software ASA                                          908    6,188
    Orkla ASA                                                 7,127   64,266
    Petroleum Geo-Services ASA                                1,166   17,131
    Prosafe SE                                                  927    8,915
*   Salmar ASA                                                  334    3,361
#   Schibsted ASA                                               286   12,448
    Seadrill, Ltd.                                              214    8,237
#   SpareBank 1 SR Bank ASA                                   2,823   25,249
    Statoil ASA Sponsored ADR                                 5,383  131,883
    Stolt-Nielsen, Ltd.                                         714   14,753
*   Storebrand ASA                                            6,929   31,608
#   Subsea 7 SA                                               3,197   69,018
    Telenor ASA                                                 896   20,191
    TGS Nopec Geophysical Co. ASA                               147    5,286
#   Tomra Systems ASA                                           607    5,691
#   Veidekke ASA                                              2,111   16,669
#   Wilh Wilhelmsen ASA                                         202    1,637
#   Wilh Wilhelmsen Holding ASA Class A                         223    6,214
#   Yara International ASA                                    1,189   55,852
                                                                    --------
TOTAL NORWAY                                                         877,310
                                                                    --------
PORTUGAL -- (0.3%)
#*  Banco BPI SA                                             10,198   14,643
*   Banco Comercial Portugues SA                            187,527   26,000
*   Banco Espirito Santo SA                                  26,587   30,463
    EDP - Energias de Portugal SA                             7,130   24,506
*   EDP Renovaveis SA                                         3,175   16,548
    Galp Energia SGPS SA                                      1,011   16,203
#   Jeronimo Martins SGPS SA                                    300    7,156
    Portucel SA                                               3,032   10,981
    Portugal Telecom SGPS SA                                  8,905   46,465
#   REN - Redes Energeticas Nacionais SGPS SA                 4,225   12,864
    Semapa-Sociedade de Investimento e Gestao                   708    6,690
    Sonae                                                    21,046   20,435
#   Sonaecom - SGPS SA                                        2,761    6,461
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                      1,580    7,086
                                                                    --------
TOTAL PORTUGAL                                                       246,501
                                                                    --------
SINGAPORE -- (1.9%)
    Ausgroup, Ltd.                                           14,000    5,982
*   Biosensors International Group, Ltd.                     19,000   18,561
    Bukit Sembawang Estates, Ltd.                             5,000   28,997
    CapitaLand, Ltd.                                         30,000   91,489
    Chip Eng Seng Corp., Ltd.                                14,000    9,278
    City Developments, Ltd.                                   4,000   36,672
    ComfortDelGro Corp., Ltd.                                13,000   20,975
    Cosco Corp. Singapore, Ltd.                               8,000    5,704
    CWT, Ltd.                                                 5,000    6,889
    DBS Group Holdings, Ltd.                                 10,000  136,413
    Ezion Holdings, Ltd.                                      5,000    8,308

                                     1078

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SINGAPORE -- (Continued)
*   Ezra Holdings, Ltd.                                      35,000 $   27,245
    First Resources, Ltd.                                     3,000      4,222
    Fragrance Group, Ltd.                                    64,000     12,747
    GMG Global, Ltd.                                        163,000     15,240
    Golden Agri-Resources, Ltd.                              56,000     24,132
    Great Eastern Holdings, Ltd.                              1,000     14,419
    GuocoLand, Ltd.                                           5,000      9,176
    GuocoLeisure, Ltd.                                       17,000     12,097
    Ho Bee Investment, Ltd.                                  11,000     19,234
    Hongkong Land Holdings, Ltd.                              2,000     14,562
    Hotel Properties, Ltd.                                    9,000     25,265
    Hyflux, Ltd.                                              5,000      5,572
    Indofood Agri Resources, Ltd.                            18,000     15,600
    Jardine Cycle & Carriage, Ltd.                            1,000     39,634
    Keppel Corp., Ltd.                                        5,000     43,614
    Keppel Land, Ltd.                                         9,000     29,734
    Keppel REIT                                               1,000      1,227
    Midas Holdings, Ltd.                                     42,000     16,963
*   Neptune Orient Lines, Ltd.                               17,000     15,167
    Noble Group, Ltd.                                        43,000     39,443
#   Olam International, Ltd.                                 42,000     57,393
    OSIM International, Ltd.                                  4,000      6,496
    Oversea-Chinese Banking Corp., Ltd.                      10,000     88,280
#   Overseas Union Enterprise, Ltd.                          14,000     35,431
*   Raffles Education Corp., Ltd.                            19,000      4,946
    SATS, Ltd.                                                8,000     20,453
    SembCorp Industries, Ltd.                                 8,000     32,509
    SembCorp Marine, Ltd.                                     3,000     10,539
    Singapore Airlines, Ltd.                                  6,000     54,181
    Singapore Exchange, Ltd.                                  5,000     30,447
    Singapore Post, Ltd.                                     20,000     20,959
#   Singapore Press Holdings, Ltd.                            9,000     32,616
    Singapore Telecommunications, Ltd.                       14,000     44,720
    SMRT Corp., Ltd.                                          4,000      4,807
    Stamford Land Corp., Ltd.                                11,000      5,316
    StarHub, Ltd.                                             2,000      7,691
    Swiber Holdings, Ltd.                                    45,000     22,357
    Tat Hong Holdings, Ltd.                                   5,000      6,055
    Tuan Sing Holdings, Ltd.                                 21,000      6,142
    United Engineers, Ltd.                                    3,000      7,659
    United Industrial Corp., Ltd.                             3,000      7,337
    United Overseas Bank, Ltd.                                6,000    104,264
    UOB-Kay Hian Holdings, Ltd.                               4,000      5,588
    Vard Holdings, Ltd.                                      23,000     19,297
    Venture Corp., Ltd.                                       4,000     27,018
    Wilmar International, Ltd.                               12,000     32,574
    Wing Tai Holdings, Ltd.                                  21,000     37,201
    Yongnam Holdings, Ltd.                                   26,000      6,334
                                                                    ----------
TOTAL SINGAPORE                                                      1,493,171
                                                                    ----------
SPAIN -- (2.6%)
    Abertis Infraestructuras SA                               1,682     31,385

                                     1079

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
SPAIN -- (Continued)
    Acciona SA                                                 357 $ 23,355
    Acerinox SA                                              3,135   33,829
    ACS Actividades de Construccion y Servicios SA           1,659   42,608
    Adveo Group International SA                                62      985
    Almirall SA                                              1,484   19,618
    Amadeus IT Holding SA Class A                            1,155   34,080
    Antena 3 de Television SA                                1,251    7,629
    Banco Bilbao Vizcaya Argentaria SA                      20,460  199,169
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR         2,250   22,050
#   Banco de Sabadell SA                                    38,694   80,379
*   Banco Espanol de Credito SA                                310    1,428
*   Banco Popular Espanol SA                                42,340   32,966
    Banco Santander SA                                      58,054  419,240
    Bankinter SA (B87RCP8)                                   3,435   12,648
    Bankinter SA (5474008)                                   6,191   22,767
    Bolsas y Mercados Espanoles SA                             782   21,225
    CaixaBank                                               12,069   44,626
    Cie Automotive SA                                          540    3,794
    Construcciones y Auxiliar de Ferrocarriles SA               17    6,710
    Distribuidora Internacional de Alimentacion SA           3,647   28,269
    Duro Felguera SA                                           828    5,897
    Ebro Foods SA                                              925   18,984
    Elecnor SA                                                  64      727
    Enagas SA                                                1,667   44,394
    Ence Energia y Celulosa S.A                              1,618    4,268
    Faes Farma SA                                            8,645   23,674
    Ferrovial SA                                             1,554   25,707
    Fomento de Construcciones y Contratas SA                   699    7,252
    Gamesa Corp. Tecnologica SA                              9,132   35,703
    Gas Natural SDG SA                                       1,789   37,461
    Grupo Catalana Occidente SA                                906   20,531
    Iberdrola SA                                            27,246  146,490
    Inditex SA                                                 296   39,725
    Indra Sistemas SA                                        2,085   28,053
*   Jazztel P.L.C.                                           1,796   13,504
    Mapfre SA                                                7,045   25,803
*   Mediaset Espana Comunicacion SA                          2,162   16,946
    Melia Hotels International SA                               35      259
*   NH Hoteles SA                                              602    2,097
    Obrascon Huarte Lain SA                                  1,149   42,495
    Prosegur Cia de Seguridad SA                             2,843   15,892
    Red Electrica Corp. SA                                     588   31,258
    Repsol SA                                                5,241  122,873
*   Sacyr Vallehermoso SA                                    2,523    5,250
    Tecnicas Reunidas SA                                       618   29,946
    Telefonica SA                                            3,718   54,440
    Telefonica SA Sponsored ADR                              3,737   54,448
    Tubos Reunidos SA                                        7,475   16,135
    Vidrala SA                                                 192    6,400
    Viscofan SA                                                626   32,530

                                     1080

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SPAIN -- (Continued)
    Zardoya Otis SA                                           314  $    4,387
                                                                   ----------
TOTAL SPAIN                                                         2,002,289
                                                                   ----------
SWEDEN -- (2.7%)
    AarhusKarlshamn AB                                        495      25,999
    Acando AB                                                 420       1,085
    AF AB Class B                                           1,255      34,559
#   Alfa Laval AB                                           1,161      25,592
#   Assa Abloy AB Class B                                     724      28,974
    Atrium Ljungberg AB Class B                                30         416
#   Axfood AB                                                 355      15,642
#   Axis Communications AB                                     64       1,762
    BillerudKorsnas AB                                      1,552      15,405
    BioGaia AB Class B                                         95       3,322
    Boliden AB                                              6,025      96,219
#   Bure Equity AB                                          1,455       5,149
    Byggmax Group AB                                          147         851
    Castellum AB                                            1,490      22,311
#   Clas Ohlson AB Class B                                    553       7,457
#   Concentric AB                                             787       8,040
#   Dios Fastigheter AB                                       144         882
    Duni AB                                                 1,913      18,083
    Electrolux AB Series B                                  1,251      35,605
    Elekta AB Class B                                       2,825      43,317
    Fabege AB                                               2,908      31,494
    Getinge AB Class B                                      1,641      49,481
#*  Hakon Invest AB                                           519      14,013
#   Haldex AB                                               1,153       7,343
#   Hennes & Mauritz AB Class B                             1,298      46,097
    Hexagon AB Class B                                      1,157      33,192
    Hexpol AB                                                 122       6,879
*   HIQ International AB (B97F1H4)                            222          82
    HIQ International AB (B83KBP4)                            222       1,260
#   Hoganas AB Class B                                        280      13,412
#   Holmen AB Class B                                         787      22,059
    Husqvarna AB Class A                                      336       1,948
    Husqvarna AB Class B                                    7,414      42,899
    Industrial & Financial Systems Class B                     26         494
    Indutrade AB                                               99       3,438
#   Intrum Justitia AB                                        945      19,436
#   JM AB                                                   1,307      29,435
    Kungsleden AB                                           1,380       9,676
    Lagercrantz AB Class B                                  1,289      17,034
#   Lindab International AB                                 3,331      26,203
    Loomis AB Class B                                         674      13,176
*   Lundin Petroleum AB                                     1,390      33,423
    Meda AB Class A                                         5,581      66,807
#*  Medivir AB Class B                                        328       3,482
#   Mekonomen AB                                              505      15,964
    Millicom International Cellular SA                        127      10,431
    Modern Times Group AB Class B                             319      13,691
    NCC AB Class B                                          1,728      41,116

                                     1081

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWEDEN -- (Continued)
    Nibe Industrier AB Class B                               1,805 $   29,460
    Nobia AB                                                 4,812     27,702
#   Nolato AB Class B                                          433      7,332
    Nordea Bank AB                                          15,279    183,853
#   Nordnet AB Class B                                       5,225     14,626
    Peab AB                                                  3,419     19,185
#   Proffice AB Class B                                        638      2,205
    Ratos AB Class B                                         2,456     23,732
*   Rezidor Hotel Group AB                                   1,068      5,068
#   Sandvik AB                                               3,116     44,445
    Securitas AB Class B                                     2,430     23,912
    Skandinaviska Enskilda Banken AB Class A                 7,693     79,141
    Skanska AB Class B                                       3,251     55,461
    SkiStar AB                                                 194      2,274
#   SSAB AB Class A                                          3,965     29,214
    SSAB AB Class B                                            525      3,372
    Svenska Cellulosa AB Class A                               572     15,684
    Svenska Cellulosa AB Class B                             5,015    130,635
    Svenska Handelsbanken AB Class A                         2,905    132,434
    Svenska Handelsbanken AB Class B                            23      1,009
#   Sweco AB Class B                                           220      2,650
    Swedbank AB Class A                                      4,353    107,187
*   Swedish Orphan Biovitrum AB                              5,855     37,470
#   Systemair AB                                               168      2,740
    TeliaSonera AB                                           8,653     59,704
#   Trelleborg AB Class B                                    4,416     65,751
#   Wallenstam AB Class B                                    1,247     17,812
    Wihlborgs Fastigheter AB                                   156      2,584
                                                                   ----------
TOTAL SWEDEN                                                        2,091,277
                                                                   ----------
SWITZERLAND -- (5.3%)
    ABB, Ltd.                                                9,003    204,160
    ABB, Ltd. Sponsored ADR                                  8,786    198,300
    Actelion, Ltd.                                           1,007     61,657
    Adecco SA                                                1,581     84,566
*   AFG Arbonia-Forster Holding AG                             731     20,941
    Allreal Holding AG                                         214     31,318
#   Alpiq Holding AG                                            25      3,174
    ams AG                                                     142     13,253
    APG SGA SA                                                  33      8,268
    Aryzta AG                                                1,576     97,855
    Ascom Holding AG                                           588      7,624
    Baloise Holding AG                                         832     85,758
    Bank Coop AG                                                85      4,586
    Banque Cantonale de Geneve                                  19      4,844
    Banque Cantonale Vaudoise                                   36     19,947
    Berner Kantonalbank AG                                      67     18,679
    BKW AG                                                     581     20,067
*   Bobst Group AG                                              63      2,038
    Bossard Holding AG                                          27      3,987
    Bucher Industries AG                                        66     15,931
    Burckhardt Compression Holding AG                           18      7,361

                                     1082

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
SWITZERLAND -- (Continued)
    Cie Financiere Richemont SA Class A                      1,886 $152,631
    Cie Financiere Tradition SA                                 83    4,469
    Clariant AG                                              5,626   82,311
    Credit Suisse Group AG Sponsored ADR                    13,030  375,003
    Daetwyler Holding AG                                        74    8,423
    EFG International AG                                     1,818   24,306
    Emmi AG                                                     72   22,302
    EMS-Chemie Holding AG                                       62   17,930
    Energiedienst Holding AG                                    25      954
    Flughafen Zuerich AG                                        55   26,761
    Forbo Holding AG                                            17   10,976
#   Galenica AG                                                 46   30,204
    GAM Holding AG                                           3,650   64,550
*   Gategroup Holding AG                                       204    3,954
    Geberit AG                                                  50   12,219
    Georg Fischer AG                                            50   21,777
    Givaudan SA                                                 68   87,572
    Helvetia Holding AG                                         99   41,534
    Huber & Suhner AG                                           97    4,738
    Implenia AG                                                190   10,437
    Inficon Holding AG                                          24    7,465
    Intershop Holdings                                          15    5,159
    Julius Baer Group, Ltd.                                  3,536  140,960
    Kaba Holding AG Class B                                     65   25,449
    Kudelski SA                                              1,322   16,666
    Kuehne + Nagel International AG                             73    8,362
    Kuoni Reisen Holding AG                                     88   26,859
    LEM Holding SA                                              10    6,069
    Liechtensteinische Landesbank AG                            69    2,905
    Lindt & Spruengli AG                                         1   44,564
    Logitech International SA                                1,382    8,776
    Luzerner Kantonalbank AG                                    48   19,105
    MCH Group AG                                                97    6,442
#   Metall Zug AG                                                3    7,292
#*  Meyer Burger Technology AG                                 516    3,156
    Mobilezone Holding AG                                      307    2,980
    Mobimo Holding AG                                          140   31,462
#   Nobel Biocare Holding AG                                   947   10,614
    OC Oerlikon Corp. AG                                     4,039   46,753
*   Orascom Development Holding AG                             232    2,272
    Partners Group Holding AG                                  114   29,248
    PubliGroupe AG                                              37    5,364
    Rieter Holding AG                                           32    5,348
    Romande Energie Holding SA                                   3    3,226
#*  Schmolz + Bickenbach AG                                  1,326    3,888
    Schweiter Technologies AG                                   14    8,843
    Schweizerische National-Versicherungs-Gesellschaft AG      238   11,370
    SGS SA                                                      20   48,363
    Siegfried Holding AG                                       133   17,542
    Sika AG                                                     35   84,576
    Sonova Holding AG                                          292   31,810
    St Galler Kantonalbank AG                                   36   15,753

                                     1083

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    Swatch Group AG (The) (7184725)                            256 $  146,872
    Swatch Group AG (The) (7184736)                            346     34,794
    Swiss Life Holding AG                                      582     92,203
    Swiss Re AG                                              3,662    291,428
    Swisscom AG                                                 90     42,392
    Swisslog Holding AG                                      2,196      2,886
    Syngenta AG                                                195     83,366
    Tamedia AG                                                   5        548
    U-Blox AG                                                  108      5,821
    UBS AG                                                  20,226    359,821
    Valiant Holding                                             85      7,970
    Valora Holding AG                                           49      9,621
    Vetropack Holding AG                                         6     12,164
    Vontobel Holding AG                                        968     31,238
    Walliser Kantonalbank                                        1        924
    Walter Meier AG                                             85      5,115
    Zurich Insurance Group AG                                1,497    418,324
                                                                   ----------
TOTAL SWITZERLAND                                                   4,151,493
                                                                   ----------
UNITED KINGDOM -- (16.9%)
    Aberdeen Asset Management P.L.C.                         5,890     41,114
    Admiral Group P.L.C.                                     1,134     22,589
*   Afren P.L.C.                                            20,406     42,589
    Aggreko P.L.C.                                             360      9,979
*   Alent P.L.C.                                             2,230     11,742
    AMEC P.L.C.                                              2,194     34,586
    Amlin P.L.C.                                             9,001     59,371
    Anglo American P.L.C.                                   11,066    270,572
    Antofagasta P.L.C.                                         739     10,370
    ARM Holdings P.L.C. Sponsored ADR                        1,278     59,746
    Ashmore Group P.L.C.                                     3,124     19,402
    Ashtead Group P.L.C.                                     7,122     65,134
#   Aviva P.L.C. Sponsored ADR                               9,292     89,110
    AZ Electronic Materials SA                               3,213     14,227
    Balfour Beatty P.L.C.                                    5,525     18,553
    Barclays P.L.C. Sponsored ADR                           19,064    342,771
*   Barratt Developments P.L.C.                             23,636    114,418
    BBA Aviation P.L.C.                                      8,720     34,046
    Beazley P.L.C.                                           9,110     31,825
    Bellway P.L.C.                                           2,470     51,667
    Berendsen P.L.C.                                         2,428     29,177
    Berkeley Group Holdings P.L.C.                           2,299     74,543
    BG Group P.L.C.                                          7,259    122,542
    BHP Billiton P.L.C. ADR                                  1,579     89,261
    Bloomsbury Publishing P.L.C.                               364        653
    Bodycote P.L.C.                                          5,240     42,219
    Bovis Homes Group P.L.C.                                 2,419     28,864
    BP P.L.C. Sponsored ADR                                 19,988    871,477
    Braemar Shipping Services P.L.C.                           266      1,653
    Brammer P.L.C.                                           1,288      7,136
    Brewin Dolphin Holdings P.L.C.                           7,176     23,317
    British Polythene Industries P.L.C.                        202      1,725

                                     1084

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
UNITED KINGDOM -- (Continued)
    British Sky Broadcasting Group P.L.C.                    2,927 $38,360
    BT Group P.L.C.                                         14,220  61,141
    BT Group P.L.C. Sponsored ADR                            1,051  45,204
*   BTG P.L.C.                                               4,948  26,590
    Bunzl P.L.C.                                             1,774  35,289
    Burberry Group P.L.C.                                      542  11,275
*   Cairn Energy P.L.C.                                     10,711  48,097
    Capita P.L.C.                                            1,859  26,069
    Carillion P.L.C.                                         4,774  19,916
    Carnival P.L.C. ADR                                      1,977  71,429
    Catlin Group, Ltd.                                       4,828  39,467
    Centrica P.L.C.                                         16,073  92,705
    Chesnara P.L.C.                                            722   2,683
    Cineworld Group P.L.C.                                   2,696  12,133
    Clarkson P.L.C.                                            233   5,898
    Close Brothers Group P.L.C.                              2,519  40,668
*   Colt Group SA                                            1,511   2,700
    Compass Group P.L.C.                                     5,087  66,996
    Computacenter P.L.C.                                     1,344   9,383
    Consort Medical P.L.C.                                     120   1,492
    Cranswick P.L.C.                                           762  12,503
    Croda International P.L.C.                                 861  33,191
    CSR P.L.C.                                               2,732  20,949
    CSR P.L.C. ADR                                             300   9,177
    Daily Mail & General Trust P.L.C.                        2,543  27,176
    Dairy Crest Group P.L.C.                                 5,525  39,588
    Debenhams P.L.C.                                        14,174  18,334
    Dechra Pharmaceuticals P.L.C.                            1,251  13,959
    Devro P.L.C.                                             2,268  11,649
    Dignity P.L.C.                                             331   7,081
    Diploma P.L.C.                                           1,327  11,770
*   Dixons Retail P.L.C.                                    81,626  44,656
    Domino Printing Sciences P.L.C.                          1,488  15,413
    Drax Group P.L.C.                                        6,725  64,183
    DS Smith P.L.C.                                         19,426  70,578
    Dunelm Group P.L.C.                                        420   5,522
    E2V Technologies P.L.C.                                    931   1,723
    easyJet P.L.C.                                           3,214  55,890
    Electrocomponents P.L.C.                                 6,027  22,525
    Elementis P.L.C.                                         9,848  40,430
*   EnQuest P.L.C.                                          17,124  34,307
*   Essar Energy P.L.C.                                      6,257  13,933
    Eurasian Natural Resources Corp. P.L.C.                  7,033  30,244
    Euromoney Institutional Investor P.L.C.                     86   1,311
    Evraz P.L.C.                                             3,856   9,384
*   Exillon Energy P.L.C.                                    1,987   4,777
    Experian P.L.C.                                          2,540  44,691
    F&C Asset Management P.L.C.                              8,606  13,108
    Fenner P.L.C.                                            3,267  17,870
    Ferrexpo P.L.C.                                          3,511   9,794
    Fidessa Group P.L.C.                                       299   8,341
    Firstgroup P.L.C.                                        7,471  24,534

                                     1085

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
UNITED KINGDOM -- (Continued)
    Fresnillo P.L.C.                                           241 $    4,356
    G4S P.L.C.                                              12,897     62,777
    Galliford Try P.L.C.                                     1,259     19,301
*   Gem Diamonds, Ltd.                                       1,523      3,087
    Genus P.L.C.                                               699     14,727
    GKN P.L.C.                                              18,739     80,212
    Go-Ahead Group P.L.C.                                      918     22,099
    Greencore Group P.L.C.                                   1,718      2,844
    Greggs P.L.C.                                              813      5,237
    Halfords Group P.L.C.                                    6,803     36,435
    Halma P.L.C.                                             2,635     20,513
    Hargreaves Lansdown P.L.C.                               1,481     22,555
    Hays P.L.C.                                              9,189     13,362
    Helical Bar P.L.C.                                       1,369      5,276
    Henderson Group P.L.C.                                  13,899     35,720
    Hill & Smith Holdings P.L.C.                               248      1,652
    Hiscox, Ltd.                                             4,871     42,458
    Hochschild Mining P.L.C.                                 1,276      4,959
    Home Retail Group P.L.C.                                13,561     32,842
    Homeserve P.L.C.                                         5,883     19,152
    Howden Joinery Group P.L.C.                              2,588     10,009
#   HSBC Holdings P.L.C. Sponsored ADR                      23,166  1,270,887
    Hunting P.L.C.                                           2,972     37,322
    ICAP P.L.C.                                              5,918     26,526
    IG Group Holdings P.L.C.                                 3,720     31,158
    IMI P.L.C.                                               1,099     21,184
    Inchcape P.L.C.                                          8,884     69,257
    Informa P.L.C.                                           8,274     61,566
    Inmarsat P.L.C.                                          8,237     92,586
    InterContinental Hotels Group P.L.C.                       910     26,887
    InterContinental Hotels Group P.L.C. ADR                   731     21,601
*   International Consolidated Airlines Group SA            17,492     74,113
    Interserve P.L.C.                                        1,877     13,818
    Intertek Group P.L.C.                                      437     22,481
    Invensys P.L.C.                                          5,681     34,012
    Investec P.L.C.                                         11,079     78,453
*   IP Group P.L.C.                                          1,377      3,315
    ITE Group P.L.C.                                         1,602      6,530
    ITV P.L.C.                                              24,435     47,781
    J Sainsbury P.L.C.                                      11,557     68,492
    James Fisher & Sons P.L.C.                                 169      2,640
    Jardine Lloyd Thompson Group P.L.C.                      2,515     33,162
    JD Sports Fashion P.L.C.                                   411      5,444
    John Menzies P.L.C.                                      2,150     24,380
    John Wood Group P.L.C.                                   2,501     30,186
    Johnson Matthey P.L.C.                                     904     34,101
    Jupiter Fund Management P.L.C.                           4,614     23,754
    Kazakhmys P.L.C.                                         2,491     13,540
    Kcom Group P.L.C.                                        4,072      5,356
    Keller Group P.L.C.                                        353      4,711
    Kier Group P.L.C.                                          756     13,771
    Kingfisher P.L.C.                                       25,350    123,521

                                     1086

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Laird P.L.C.                                              2,142 $  7,229
    Lamprell P.L.C.                                           4,182    9,398
    Lancashire Holdings, Ltd.                                 2,950   38,841
    Lavendon Group P.L.C.                                     2,191    5,755
    Legal & General Group P.L.C.                             55,529  146,438
*   Lloyds Banking Group P.L.C.                             169,623  144,094
*   Lloyds Banking Group P.L.C. ADR                          23,552   80,783
    London Stock Exchange Group P.L.C.                        1,882   39,271
*   Lonmin P.L.C.                                             3,645   15,289
    Lookers P.L.C.                                            3,233    4,691
    Man Group P.L.C.                                         33,271   52,904
    Marks & Spencer Group P.L.C.                              6,439   40,986
    McBride P.L.C.                                              338      601
    Mears Group P.L.C.                                          324    1,765
    Mecom Group P.L.C.                                          198      131
    Melrose Industries P.L.C.                                11,773   44,626
    Michael Page International P.L.C.                         1,161    6,739
    Micro Focus International P.L.C.                          2,068   21,527
    Millennium & Copthorne Hotels P.L.C.                      3,136   27,593
    Mitie Group P.L.C.                                        8,739   37,507
    Mondi P.L.C.                                              6,581   87,458
    Morgan Advanced Materials P.L.C.                          4,487   18,266
    N Brown Group P.L.C.                                        867    6,003
    National Express Group P.L.C.                             3,391   10,082
    National Grid P.L.C. Sponsored ADR                        1,156   73,730
    Next P.L.C.                                                 220   14,913
    Northgate P.L.C.                                          1,222    6,433
    Novae Group P.L.C.                                          708    5,134
*   Ocado Group P.L.C.                                        3,561    9,407
    Old Mutual P.L.C.                                        48,511  154,730
*   Optos P.L.C.                                                998    2,508
    Pace P.L.C.                                               5,447   21,025
    PayPoint P.L.C.                                             402    5,089
    Pearson P.L.C. Sponsored ADR                              3,964   72,422
    Pennon Group P.L.C.                                       1,952   20,791
    Persimmon P.L.C. (0682538)                                5,646   94,845
    Persimmon P.L.C. (B8Y2Q10)                                5,646    6,578
*   Petra Diamonds, Ltd.                                      3,110    5,310
    Petropavlovsk P.L.C.                                      1,356    3,073
    Phoenix Group Holdings                                    1,830   18,039
    Photo-Me International P.L.C.                             6,189    7,488
    Premier Farnell P.L.C.                                    1,870    6,148
*   Premier Foods P.L.C.                                     13,749   15,635
*   Premier Oil P.L.C.                                        4,345   25,217
    Prudential P.L.C. ADR                                     5,448  188,174
    PZ Cussons P.L.C.                                         3,584   22,234
*   Quintain Estates & Development P.L.C.                    14,343   14,420
    Randgold Resources, Ltd.                                    371   30,015
*   Redrow P.L.C.                                               877    2,917
    Reed Elsevier P.L.C. Sponsored ADR                          300   13,986
    Regus P.L.C.                                             13,460   34,283
    Resolution, Ltd.                                         28,634  117,589

                                     1087

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Rexam P.L.C.                                             14,926 $119,844
#   Rio Tinto P.L.C. Sponsored ADR                            6,491  298,975
    Rolls-Royce Holdings P.L.C. (B63H849)                     6,494  114,160
    Rolls-Royce Holdings P.L.C. (B9KGVK7)                   772,786    1,200
    Rotork P.L.C.                                               340   15,382
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR         5,295   50,620
    Royal Dutch Shell P.L.C. ADR                              8,864  618,619
    RPC Group P.L.C.                                          2,100   12,985
    RPS Group P.L.C.                                          1,759    6,824
    RSA Insurance Group P.L.C.                               59,918  103,753
    Sage Group P.L.C. (The)                                  14,099   73,972
*   Salamander Energy P.L.C.                                  1,958    5,564
    Savills P.L.C.                                            2,006   18,111
    Schroders P.L.C. (0239581)                                  380   10,939
    Schroders P.L.C. (0240549)                                  635   23,062
    SDL P.L.C.                                                  645    3,648
    Senior P.L.C.                                             7,853   31,167
    Serco Group P.L.C.                                        5,254   50,562
    Severn Trent P.L.C.                                       1,629   46,168
    Shanks Group P.L.C.                                      11,026   14,024
    Shire P.L.C.                                              1,879   58,572
    SIG P.L.C.                                                6,371   16,058
    Smith & Nephew P.L.C.                                     3,608   41,299
    Smiths Group P.L.C.                                       3,400   66,128
    Smiths News P.L.C.                                        1,990    5,543
*   Soco International P.L.C.                                 1,721   10,147
    Spectris P.L.C.                                           2,248   73,793
    Speedy Hire P.L.C.                                        7,195    5,417
    Spirax-Sarco Engineering P.L.C.                             489   19,976
    Spirent Communications P.L.C.                             4,616    9,358
*   Sports Direct International P.L.C.                        3,221   23,406
    SSE P.L.C.                                                3,905   94,547
    St Ives P.L.C.                                            2,904    6,308
    ST Modwen Properties P.L.C.                                 177      738
    Stagecoach Group P.L.C.                                   6,553   31,321
    Standard Chartered P.L.C.                                10,925  274,954
    Standard Life P.L.C.                                     16,544   96,398
    Sthree P.L.C.                                               337    1,758
*   SuperGroup P.L.C.                                           463    4,987
    Synergy Health P.L.C.                                     1,607   27,157
    Synthomer P.L.C.                                          3,192    9,981
    TalkTalk Telecom Group P.L.C.                             2,753   10,730
    Tate & Lyle P.L.C.                                        6,168   80,946
    Taylor Wimpey P.L.C.                                     63,035   91,207
    Tesco P.L.C.                                             40,754  231,808
*   Thomas Cook Group P.L.C.                                 24,660   49,594
    Travis Perkins P.L.C.                                     4,390   97,953
*   Trinity Mirror P.L.C.                                     5,094    7,108
    TT electronics P.L.C.                                     2,525    6,541
    TUI Travel P.L.C.                                         3,347   16,364
    Tullett Prebon P.L.C.                                     1,747    6,648
    Tullow Oil P.L.C.                                         1,700   26,499

                                     1088

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
      UBM P.L.C.                                              3,547 $    40,341
      Unite Group P.L.C.                                      1,369       7,409
      United Drug P.L.C.                                      2,111       9,938
      United Utilities Group P.L.C.                           4,361      50,240
*     Vectura Group P.L.C.                                    3,557       4,864
      Vedanta Resources P.L.C.                                2,048      38,753
      Vesuvius P.L.C.                                         6,046      32,756
      Victrex P.L.C.                                            229       5,713
      Vitec Group P.L.C. (The)                                  435       4,153
      Vodafone Group P.L.C.                                 241,296     736,265
      Weir Group P.L.C. (The)                                 1,785      61,236
      WH Smith P.L.C.                                         1,556      17,908
      Whitbread P.L.C.                                        1,379      54,820
      WM Morrison Supermarkets P.L.C.                        17,154      77,849
*     Wolfson Microelectronics P.L.C.                         1,488       4,743
      Wolseley P.L.C.                                         1,141      56,519
      WPP P.L.C.                                             11,858     196,040
      Xchanging P.L.C.                                        2,794       5,813
                                                                    -----------
TOTAL UNITED KINGDOM                                                 13,182,865
                                                                    -----------
UNITED STATES -- (0.1%)
      ASML Holding NV                                           709      52,720
*     Brookfield Property Partners L.P.                          64       1,393
                                                                    -----------
TOTAL UNITED STATES                                                      54,113
                                                                    -----------
TOTAL COMMON STOCKS                                                  70,608,335
                                                                    -----------
PREFERRED STOCKS -- (0.0%)

UNITED KINGDOM -- (0.0%)
      Mcbride PLC                                             5,746           9
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

NETHERLANDS -- (0.0%)
#*    Koninklijke KPN NV Rights 05/14/13                      1,902       2,555
                                                                    -----------
SPAIN -- (0.0%)
#*    Banco Santander SA Rights 05/02/13                     58,054      12,347
*     Faes Farma SA Rights 05/03/13                           8,645         945
                                                                    -----------
TOTAL SPAIN                                                              13,292
                                                                    -----------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13                516         433
                                                                    -----------
TOTAL RIGHTS/WARRANTS                                                    16,280
                                                                    -----------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)    VALUE+
                                                            ------- -----------
SECURITIES LENDING COLLATERAL -- (9.3%)
(S)@  DFA Short Term Investment Fund                        605,013   7,000,000

                                     1089

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)    VALUE+
                                                            ------- -----------
@   Repurchase Agreement, Deutsche Bank Securities, Inc.
      0.16%, 05/01/13 (Collateralized by $228,684 FNMA,
      rates ranging from 3.000% to 3.500%, maturities
      ranging from 09/01/32 to 08/01/42, valued at
      $233,725) to be repurchased at $229,143                $229   $   229,142
                                                                    -----------
TOTAL SECURITIES LENDING COLLATERAL                                   7,229,142
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $72,300,130)                    $77,853,766
                                                                    ===========

                                     1090

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES   VALUE++
                                                            ------- ----------
COMMON STOCKS -- (91.2%)

BRAZIL -- (10.2%)
    Abril Educacao SA                                         3,800 $   81,992
    AES Tiete SA                                             11,162    102,819
    Aliansce Shopping Centers SA                             28,291    320,417
    All America Latina Logistica SA                         137,600    695,995
    Anhanguera Educacional Participacoes SA                  33,297    599,288
    Arezzo Industria e Comercio SA                           12,628    266,098
    Arteris SA                                               18,000    199,275
    Autometal SA                                             12,100    126,881
*   B2W Cia Global Do Varejo                                 28,000    158,980
    Banco Bradesco SA                                       136,484  2,336,412
#   Banco Bradesco SA ADR                                   189,512  3,144,011
    Banco do Brasil SA                                      153,926  1,941,049
    Banco Santander Brasil SA ADR                           186,680  1,385,166
    Bematech SA                                              13,100     52,708
*   BHG SA - Brazil Hospitality Group                         2,800     24,239
    BM&FBovespa SA                                          394,425  2,734,312
    BR Malls Participacoes SA                                88,523  1,044,622
    Brasil Brokers Participacoes SA                          50,900    179,610
*   BrasilAgro - Co. Brasileira de Propriedades Agricolas       600      3,002
#   Braskem SA Sponsored ADR                                 27,004    476,621
    BRF SA                                                   49,600  1,230,363
#   BRF SA ADR                                               43,834  1,088,398
    Brookfield Incorporacoes SA                             157,789    173,503
    CCR SA                                                   85,600    838,566
*   CCX Carvao da Colombia SA                                 5,622     10,987
    Centrais Eletricas Brasileiras SA                         2,900      7,827
#   Centrais Eletricas Brasileiras SA ADR                    17,139     88,609
    Centrais Eletricas Brasileiras SA Sponsored ADR          27,372     73,631
    CETIP SA - Mercados Organizados                          25,146    296,989
    Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR   14,001    777,896
#   Cia de Saneamento Basico do Estado de Sao Paulo ADR      46,194    660,574
    Cia de Saneamento de Minas Gerais-COPASA                 19,100    440,090
    Cia Energetica de Minas Gerais                           10,553    133,070
#   Cia Energetica de Minas Gerais Sponsored ADR             48,760    625,591
    Cia Hering                                               18,150    369,214
    Cia Paranaense de Energia                                 2,600     36,646
    Cia Paranaense de Energia Sponsored ADR                  15,100    269,384
    Cia Providencia Industria e Comercio SA                   1,700      7,511
#   Cia Siderurgica Nacional SA Sponsored ADR               115,823    463,292
    Cielo SA                                                 37,577    991,092
    Cosan SA Industria e Comercio                            26,628    627,786
    CPFL Energia SA                                          14,100    150,813
    CPFL Energia SA ADR                                       6,107    130,690
    Cremer SA                                                 7,500     47,907
    Cyrela Brazil Realty SA Empreendimentos e Participacoes 78,600 709,492 Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                           2,300     26,934
    Direcional Engenharia SA                                 22,200    175,314
    Duratex SA                                               64,049    481,468
    EcoRodovias Infraestrutura e Logistica SA                40,000    346,870
    EDP - Energias do Brasil SA                              55,200    336,870
    Embraer SA                                               42,200    368,268

                                     1091

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
BRAZIL -- (Continued)
    Embraer SA ADR                                            27,212 $  950,515
    Equatorial Energia SA                                     45,731    484,338
    Estacio Participacoes SA                                  18,003    427,051
    Eternit SA                                                20,866     99,598
    Even Construtora e Incorporadora SA                       62,300    291,766
    Ez Tec Empreendimentos e Participacoes SA                 13,600    186,046
*   Fertilizantes Heringer SA                                  6,700     38,711
*   Fibria Celulose SA Sponsored ADR                          81,253    868,595
    Forjas Taurus SA                                           2,402      3,361
*   Gafisa SA                                                 24,200     48,261
*   Gafisa SA ADR                                             80,334    318,926
*   General Shopping Brasil SA                                 5,100     31,353
    Gerdau SA                                                 22,200    151,902
    Gerdau SA Sponsored ADR                                  189,818  1,490,071
*   Gol Linhas Aereas Inteligentes SA ADR                        100        618
    Grendene SA                                               27,000    307,685
    Guararapes Confeccoes SA                                   1,600     83,329
    Helbor Empreendimentos SA                                 46,540    230,287
*   Hypermarcas SA                                            92,840    741,513
    Iguatemi Empresa de Shopping Centers SA                   19,304    230,693
*   Industrias Romi SA                                         3,400      9,177
    International Meal Co. Holdings SA                        14,300    179,398
    Iochpe-Maxion SA                                          24,500    301,727
    Itau Unibanco Holding SA                                  29,200    494,608
    Itau Unibanco Holding SA ADR                             200,891  3,380,995
    JBS SA                                                   101,500    320,112
    JHSF Participacoes SA                                     23,700     86,354
    JSL SA                                                    19,300    154,342
    Kepler Weber SA                                            4,072     29,206
    Kroton Educacional SA                                     34,240    477,982
    Light SA                                                  19,298    192,618
    Localiza Rent a Car SA                                    17,700    314,323
*   Log-in Logistica Intermodal SA                            14,300     65,755
    Lojas Americanas SA                                       15,206    121,602
    Lojas Renner SA                                           19,645    745,837
    LPS Brasil Consultoria de Imoveis SA                      17,200    176,836
    M Dias Branco SA                                           5,200    232,561
    Magnesita Refratarios SA                                  50,785    182,504
    Mahle-Metal Leve SA Industria e Comercio                  12,700    174,433
    Marcopolo SA                                                 700      4,408
*   Marfrig Alimentos SA                                      74,350    253,067
    Marisa Lojas SA                                            9,483    143,756
*   Metalfrio Solutions SA                                     2,400      4,366
    Mills Estruturas e Servicos de Engenharia SA              15,800    259,655
    Minerva SA                                                26,645    150,754
*   MMX Mineracao e Metalicos SA                              74,698     87,737
    MRV Engenharia e Participacoes SA                         97,113    417,915
    Multiplan Empreendimentos Imobiliarios SA                 16,181    461,875
    Multiplus SA                                               6,200    102,200
    Natura Cosmeticos SA                                      16,400    410,830
*   OGX Petroleo e Gas Participacoes SA                           75         76
    Oi SA                                                     26,316     76,551

                                     1092

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BRAZIL -- (Continued)
    Oi SA ADR (670851104)                                     1,991 $     5,634
#   Oi SA ADR (670851203)                                   141,376     337,889
*   OSX Brasil SA                                            14,300      21,942
*   Paranapanema SA                                          70,114     202,904
    PDG Realty SA Empreendimentos e Participacoes           416,433     470,393
    Petroleo Brasileiro SA                                   31,800     304,371
    Petroleo Brasileiro SA ADR                              190,796   3,653,743
    Petroleo Brasileiro SA Sponsored ADR                    240,705   4,806,879
    Plascar Participacoes Industriais SA                     15,900       3,417
    Porto Seguro SA                                          25,700     318,817
    Portobello SA                                               600       1,685
*   Positivo Informatica SA                                   6,400      14,714
    Profarma Distribuidora de Produtos Farmaceuticos SA       3,800      41,670
    QGEP Participacoes SA                                    35,000     200,300
    Raia Drogasil SA                                         41,814     449,332
*   Refinaria de Petroleos de Manguinhos SA                  40,500       4,858
    Restoque Comercio e Confeccoes de Roupas SA              27,100     122,040
    Rodobens Negocios Imobiliarios SA                         8,300      60,775
    Rossi Residencial SA                                     94,168     158,614
    Santos Brasil Participacoes SA                           14,700     228,720
    Sao Martinho SA                                          16,684     234,656
    SLC Agricola SA                                          21,000     185,151
    Sonae Sierra Brasil SA                                    7,400     102,119
*   Springs Global Participacoes SA                          21,540      39,080
    Sul America SA                                           57,952     433,030
    T4F Entretenimento SA                                     4,600      19,543
    Technos SA                                                6,655      76,604
    Tecnisa SA                                               31,600     141,831
    Tegma Gestao Logistica                                    7,497     100,722
    Telefonica Brasil SA                                        929      21,452
    Telefonica Brasil SA ADR                                 39,290   1,044,328
    Tim Participacoes SA                                     20,300      84,924
    Tim Participacoes SA ADR                                 19,104     398,509
    Totvs SA                                                 18,200     342,487
    TPI - Triunfo Participacoes e Investimentos SA            6,200      35,296
    Tractebel Energia SA                                     21,862     389,107
    Transmissora Alianca de Energia Eletrica SA              52,215     602,074
    Ultrapar Participacoes SA                                24,844     660,727
    Ultrapar Participacoes SA Sponsored ADR                  14,800     394,716
*   Usinas Siderurgicas de Minas Gerais SA                   18,000      90,506
#   Vale SA Sponsored ADR (91912E105)                       213,281   3,644,972
    Vale SA Sponsored ADR (91912E204)                       328,650   5,343,849
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A                          12,740     236,302
*   Vanguarda Agro SA                                       406,791      77,261
*   Viver Incorporadora e Construtora SA                     43,076      13,349
    WEG SA                                                   34,571     457,548
                                                                    -----------
TOTAL BRAZIL                                                         71,436,161
                                                                    -----------
CHILE -- (1.7%)
    AES Gener SA                                            304,925     221,434
    Aguas Andinas SA Class A                                484,151     385,511

                                     1093

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CHILE -- (Continued)
*   AquaChile SA                                             24,996 $    18,045
    Banco de Chile                                           58,859       9,180
#   Banco de Chile ADR                                        4,135     386,250
    Banco de Credito e Inversiones                            4,645     333,362
#   Banco Santander Chile ADR                                11,691     311,448
    Besalco SA                                               75,179     134,890
    CAP SA                                                    9,381     295,802
    Cencosud SA                                             116,925     660,312
    Cencosud SA ADR                                           9,745     165,762
    Cia General de Electricidad SA                           39,633     239,843
*   Cia Sud Americana de Vapores SA                       1,172,552     104,570
    Colbun SA                                             1,017,913     313,404
    Corpbanca SA                                         27,914,223     382,305
    E.CL SA                                                  96,362     201,134
    Empresa Nacional de Electricidad SA Sponsored ADR        11,299     602,350
    Empresas CMPC SA                                        156,286     577,424
    Empresas COPEC SA                                        60,252     863,576
    Empresas Hites SA                                        33,128      30,247
    Empresas Iansa SA                                     1,240,934      81,710
*   Empresas La Polar SA                                    163,427      65,621
    Enersis SA Sponsored ADR                                 70,941   1,339,366
    ENTEL Chile SA                                           23,691     456,767
    Forus SA                                                 17,290     120,969
    Grupo Security SA                                       135,206      54,260
    Inversiones Aguas Metropolitanas SA                     109,016     231,458
*   Latam Airlines Group SA                                  18,810     385,460
#   Latam Airlines Group SA Sponsored ADR                    13,661     282,783
    Madeco SA                                             1,150,142      44,741
    Masisa SA                                               568,238      51,883
    Molibdenos y Metales SA                                   4,602      81,594
    Multiexport Foods SA                                    122,053      32,914
    Parque Arauco SA                                        120,717     312,180
    PAZ Corp. SA                                             93,709      62,978
    Ripley Corp. SA                                         188,647     196,278
    SACI Falabella                                           37,320     426,729
    Salfacorp SA                                             67,934     126,939
    Sigdo Koppers SA                                         65,453     172,197
*   Sociedad Matriz SAAM SA                               1,673,706     191,910
    Sociedad Quimica y Minera de Chile SA Sponsored ADR       6,008     297,336
    Socovesa SA                                             139,493      67,236
    Sonda SA                                                 69,354     240,040
                                                                    -----------
TOTAL CHILE                                                          11,560,198
                                                                    -----------
CHINA -- (14.0%)
#   361 Degrees International, Ltd.                         157,000      41,960
    Agile Property Holdings, Ltd.                           344,000     445,975
    Agricultural Bank of China, Ltd. Class H              2,638,000   1,267,519
    Air China, Ltd. Class H                                 308,000     250,079
#   Ajisen China Holdings, Ltd.                             118,000      85,294
#*  Aluminum Corp. of China, Ltd. ADR                        22,775     219,779
*   Aluminum Corp. of China, Ltd. Class H                   252,000      96,523
    AMVIG Holdings, Ltd.                                     98,000      37,902

                                     1094

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
#*  Angang Steel Co., Ltd. Class H                           292,000 $  172,294
#   Anhui Conch Cement Co., Ltd. Class H                     144,500    524,615
    Anhui Expressway Co. Class H                             172,000     94,929
#   Anta Sports Products, Ltd.                               163,000    136,386
#   Anton Oilfield Services Group                            242,000    194,025
    Anxin-China Holdings, Ltd.                               508,000    106,997
    Asia Cement China Holdings Corp.                         122,000     67,752
*   Asia Energy Logistics Group, Ltd.                      1,900,000     17,864
    Asian Citrus Holdings, Ltd.                              215,000     91,330
*   AVIC International Holdings, Ltd.                          6,000      2,435
    Bank of China, Ltd. Class H                            9,448,356  4,426,877
    Bank of Communications Co., Ltd. Class H                 917,580    730,722
    Baoye Group Co., Ltd. Class H                             46,000     36,273
*   BaWang International Group Holding, Ltd.                 182,000     10,578
    BBMG Corp. Class H                                       291,141    234,828
    Beijing Capital International Airport Co., Ltd.
      Class H                                                534,000    369,601
    Beijing Capital Land, Ltd. Class H                       274,000    100,293
    Beijing Enterprises Water Group, Ltd.                    774,000    235,849
    Beijing Jingkelong Co., Ltd. Class H                      46,000     16,912
    Beijing North Star Co., Ltd. Class H                     222,000     55,280
*   Beijing Properties Holdings, Ltd.                        482,000     29,238
    Belle International Holdings, Ltd.                       366,000    599,294
#   Billion Industrial Holdings, Ltd.                         93,500     62,224
#   Biostime International Holdings, Ltd.                     26,500    152,739
    Boer Power Holdings, Ltd.                                 83,000     56,753
#   Bosideng International Holdings, Ltd.                    618,000    163,353
*   Brilliance China Automotive Holdings, Ltd.               274,000    336,178
*   Byd Co., Ltd. Class H                                     95,500    343,142
    BYD Electronic International Co., Ltd.                   297,000    156,714
    C C Land Holdings, Ltd.                                  422,125    142,084
*   Carnival Group International Holdings, Ltd.               57,000      3,520
    Central China Real Estate, Ltd.                          181,194     62,075
    Changshouhua Food Co., Ltd.                               53,000     34,747
*   Chaoda Modern Agriculture Holdings, Ltd.                 600,243     30,012
    Chaowei Power Holdings, Ltd.                             128,000     60,179
*   Chigo Holding, Ltd.                                      536,000     15,230
    Chiho-Tiande Group, Ltd.                                  82,000     38,881
    China Aerospace International Holdings, Ltd.             522,000     55,923
    China Agri-Industries Holdings, Ltd.                     637,800    312,628
    China All Access Holdings, Ltd.                          302,000     93,223
    China Aoyuan Property Group, Ltd.                        297,000     68,224
    China Automation Group, Ltd.                             105,000     23,475
    China BlueChemical, Ltd.                                 509,143    311,707
    China CITIC Bank Corp., Ltd. Class H                   1,547,000    872,840
    China Coal Energy Co., Ltd. Class H                      896,000    691,659
    China Communications Services Corp., Ltd. Class H        512,800    375,005
    China Construction Bank Corp. Class H                  9,127,990  7,661,217
*   China COSCO Holdings Co., Ltd. Class H                   624,000    263,585
    China Datang Corp. Renewable Power Co., Ltd. Class H     382,000     89,831
#   China Dongxiang Group Co.                                729,000    126,148
#*  China Eastern Airlines Corp., Ltd. Class H               450,000    180,790
    China Everbright International, Ltd.                     524,000    406,326

                                     1095

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    China Everbright, Ltd.                                   252,000 $  399,723
*   China Fiber Optic Network System Group, Ltd.             128,000     18,682
    China Flooring Holding Co., Ltd.                          19,000      3,482
#   China Foods, Ltd.                                        228,000    116,470
    China Gas Holdings, Ltd.                                 438,000    431,092
    China Glass Holdings, Ltd.                               106,000     14,387
*   China Green Holdings, Ltd.                               144,000     20,021
    China Haidian Holdings, Ltd.                             384,000     42,603
#   China High Precision Automation Group, Ltd.               73,000     11,477
#*  China High Speed Transmission Equipment Group Co.,
      Ltd.                                                   349,993    169,499
#   China Hongqiao Group, Ltd.                               101,000     58,777
*   China Huiyuan Juice Group, Ltd.                          162,000     72,885
*   China ITS Holdings Co., Ltd.                             277,000     59,741
    China Liansu Group Holdings, Ltd.                        215,000    122,788
#   China Life Insurance Co., Ltd. ADR                        36,352  1,515,151
    China Life Insurance Co., Ltd. Class H                    22,000     60,852
    China Lilang, Ltd.                                        88,000     54,198
    China Longyuan Power Group Corp. Class H                 465,000    426,505
#   China Lumena New Materials Corp.                         936,000    204,444
    China Mengniu Dairy Co., Ltd.                            157,000    442,949
    China Merchants Bank Co., Ltd. Class H                   718,695  1,535,213
    China Merchants Holdings International Co., Ltd.         236,702    747,820
#   China Metal Recycling Holdings, Ltd.                     130,581    158,680
*   China Mining Resources Group, Ltd.                     1,034,000      7,995
#   China Minsheng Banking Corp., Ltd. Class H               825,000  1,059,219
*   China Mobile Games & Entertainment Group, Ltd. ADR           249      2,786
    China Mobile, Ltd.                                        38,500    423,696
#   China Mobile, Ltd. Sponsored ADR                          91,457  5,052,085
*   China Modern Dairy Holdings, Ltd.                        267,000     92,679
    China Molybdenum Co., Ltd. Class H                       309,000    119,796
#   China National Building Material Co., Ltd. Class H       592,000    701,632
#   China National Materials Co., Ltd.                       395,000     98,022
#*  China New Town Development Co., Ltd.                     416,254     32,829
    China Nickel Resources Holdings Co., Ltd.                 40,000      2,328
#*  China Oil & Gas Group, Ltd.                              840,000    154,071
    China Oilfield Services, Ltd. Class H                    196,000    387,489
#   China Overseas Grand Oceans Group, Ltd.                  120,500    189,948
    China Overseas Land & Investment, Ltd.                   472,000  1,444,180
    China Pacific Insurance Group Co., Ltd. Class H          294,600  1,059,906
#   China Power International Development, Ltd.              567,000    204,923
#*  China Power New Energy Development Co., Ltd.           1,500,000     85,167
#*  China Precious Metal Resources Holdings Co., Ltd.        854,000    145,266
#*  China Properties Group, Ltd.                             128,000     31,649
    China Qinfa Group, Ltd.                                  144,000     15,442
    China Railway Construction Corp., Ltd. Class H           452,500    457,457
    China Railway Group, Ltd. Class H                        365,000    192,665
    China Rare Earth Holdings, Ltd.                          398,000     62,219
#   China Resources Cement Holdings, Ltd.                    444,000    257,053
    China Resources Gas Group, Ltd.                          100,000    280,776
    China Resources Land, Ltd.                               258,000    780,315
    China Resources Power Holdings Co., Ltd.                 204,000    670,589
#   China Rongsheng Heavy Industries Group Holdings, Ltd.    852,500    123,283

                                     1096

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    China Sanjiang Fine Chemicals Co., Ltd.                  140,000 $   68,109
    China SCE Property Holdings, Ltd.                        100,000     25,137
    China Shanshui Cement Group, Ltd.                        445,790    252,813
    China Shenhua Energy Co., Ltd. Class H                   409,884  1,453,393
*   China Shipping Container Lines Co., Ltd. Class H       1,051,000    251,446
#   China Shipping Development Co., Ltd. Class H             369,654    158,612
    China Singyes Solar Technologies Holdings, Ltd.           95,000     82,987
#   China South City Holdings, Ltd.                          484,000     83,041
    China Southern Airlines Co., Ltd. Class H                174,000     92,002
#   China Southern Airlines Co., Ltd. Sponsored ADR            5,037    134,236
    China Starch Holdings, Ltd.                              395,000     10,807
    China State Construction International Holdings, Ltd.    225,919    329,603
    China Suntien Green Energy Corp., Ltd. Class H           363,000    104,892
    China Taifeng Beddings Holdings, Ltd.                    134,000     33,740
*   China Taiping Insurance Holdings Co., Ltd.               162,600    276,552
    China Telecom Corp., Ltd. ADR                             11,699    602,499
    China Telecom Corp., Ltd. Class H                        144,000     73,593
*   China Tian Lun Gas Holdings, Ltd.                         21,000     18,148
    China Tianyi Holdings, Ltd.                              108,000     14,094
#   China Travel International Inv HK                        783,492    159,777
    China Unicom Hong Kong, Ltd.                             378,000    544,057
    China Unicom Hong Kong, Ltd. ADR                          58,741    847,633
    China Vanadium Titano - Magnetite Mining Co., Ltd.       249,000     59,464
    China Water Affairs Group, Ltd.                          266,000     79,983
    China Wireless Technologies, Ltd.                        296,000    118,573
#*  China Yurun Food Group, Ltd.                             411,000    245,235
*   China ZhengTong Auto Services Holdings, Ltd.             251,000    155,458
*   China Zhongwang Holdings, Ltd.                           542,318    180,509
*   Chinasoft International, Ltd.                            180,000     44,487
*   Chongqing Iron & Steel Co., Ltd. Class H                 190,000     27,511
#   Chongqing Machinery & Electric Co., Ltd. Class H         476,000     63,358
#   Chongqing Rural Commercial Bank Class H                  608,000    331,615
    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
      Ltd.                                                    92,000     45,053
    CIMC Enric Holdings, Ltd.                                 92,000     99,788
*   Citic 21CN Co., Ltd.                                     240,000     13,295
    CITIC Dameng Holdings, Ltd.                               40,000      3,414
#   CITIC Pacific, Ltd.                                      330,433    401,520
*   CITIC Resources Holdings, Ltd.                           704,000     89,067
    CNOOC, Ltd.                                              244,000    455,766
    CNOOC, Ltd. ADR                                           11,712  2,194,126
#   Comba Telecom Systems Holdings, Ltd.                     283,845     97,212
*   Comtec Solar Systems Group, Ltd.                         104,000     20,735
    COSCO Pacific, Ltd.                                      414,572    550,761
*   Country Garden Holdings Co., Ltd.                        763,000    433,267
#   CP Pokphand Co., Ltd.                                    740,000     79,238
    CPMC Holdings, Ltd.                                      109,000     85,809
    CSR Corp., Ltd.                                          260,676    171,429
    DaChan Food Asia, Ltd.                                    57,000      7,195
    Dah Chong Hong Holdings, Ltd.                            212,000    195,687
    Dalian Port PDA Co., Ltd. Class H                        244,000     53,226
#   Daphne International Holdings, Ltd.                      130,000    135,379
*   Daqing Dairy Holdings, Ltd.                               60,000         --

                                     1097

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
CHINA -- (Continued)
    Datang International Power Generation Co., Ltd. Class H   454,000 $199,010
#   DBA Telecommunication Asia Holdings, Ltd.                 112,000   67,354
    Digital China Holdings, Ltd.                              199,000  251,243
#   Dongfang Electric Corp., Ltd. Class H                      79,800  112,337
#   Dongjiang Environmental Co., Ltd. Class H                   6,000   27,939
    Dongyue Group                                             239,000  134,278
    Embry Holdings, Ltd.                                       14,000    7,495
    ENN Energy Holdings, Ltd.                                 128,000  741,889
#   Evergrande Real Estate Group, Ltd.                      1,574,000  646,059
    Fantasia Holdings Group Co., Ltd.                         457,500   71,454
#*  First Tractor Co., Ltd. Class H                           108,000   80,318
    Fosun International, Ltd.                                 398,000  283,685
    Franshion Properties China, Ltd.                          901,120  307,869
#   Fufeng Group, Ltd.                                        236,400   85,152
#   GCL-Poly Energy Holdings, Ltd.                          1,875,000  381,032
    Geely Automobile Holdings, Ltd.                           650,000  328,496
    Global Bio-Chem Technology Group Co., Ltd.                442,800   38,276
*   Glorious Property Holdings, Ltd.                          683,000  106,578
#   Golden Eagle Retail Group, Ltd.                           114,000  200,014
    Golden Meditech Holdings, Ltd.                            408,000   47,884
    Goldlion Holdings, Ltd.                                    61,152   32,336
#*  GOME Electrical Appliances Holding, Ltd.                2,895,940  291,680
#   Good Friend International Holdings, Inc.                   22,000    7,354
    Goodbaby International Holdings, Ltd.                     131,000   63,422
#   Great Wall Motor Co., Ltd. Class H                         91,000  395,393
    Great Wall Technology Co., Ltd. Class H                    83,300   15,143
#   Greatview Aseptic Packaging Co., Ltd.                     108,000   64,361
*   Greentown China Holdings, Ltd.                            176,500  343,687
    Guangdong Investment, Ltd.                                412,000  397,294
    Guangshen Railway Co., Ltd. Class H                       110,000   55,531
    Guangshen Railway Co., Ltd. Sponsored ADR                   6,762  168,982
    Guangzhou Automobile Group Co., Ltd. Class H              589,740  486,088
#   Guangzhou R&F Properties Co., Ltd.                        223,200  405,026
*   Guangzhou Shipyard International Co., Ltd. Class H         67,600   59,966
*   Haier Electronics Group Co., Ltd.                          93,000  166,277
    Hainan Meilan International Airport Co., Ltd. Class H      65,000   56,024
    Haitian International Holdings, Ltd.                       75,000  128,582
#*  Hanergy Solar Group, Ltd.                               1,408,000  101,776
*   Heng Tai Consumables Group, Ltd.                        1,301,742   27,368
    Hengan International Group Co., Ltd.                       63,500  658,981
#   Hengdeli Holdings, Ltd.                                   512,000  150,170
#*  Hi Sun Technology China, Ltd.                             273,000   31,813
#   Hidili Industry International Development, Ltd.           219,000   49,553
    Hilong Holding, Ltd.                                      193,000   79,082
*   Hisense Kelon Electrical Holdings Co., Ltd. Class H        72,000   50,815
#   HKC Holdings, Ltd.                                      1,068,098   35,802
    Honghua Group, Ltd.                                       256,000  125,463
#   Hopewell Highway Infrastructure, Ltd.                     267,972  132,353
*   Hopson Development Holdings, Ltd.                         193,000  324,054
*   Hua Lien International Holding Co., Ltd.                  304,000   24,300
*   Huadian Power International Co. Class H                   198,000  108,791
    Huaneng Power International, Inc. Class H                 102,000  118,184

                                     1098

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    Huaneng Power International, Inc. Sponsored ADR            6,108 $  283,411
*   Huaneng Renewables Corp., Ltd. Class H                   260,000     88,667
*   Hunan Nonferrous Metal Corp., Ltd. Class H               420,000    120,912
    Hutchison Harbour Ring, Ltd.                             802,000     65,144
    Industrial & Commercial Bank of China, Ltd. Class H    7,972,017  5,619,512
    Inspur International, Ltd.                               825,000     31,929
*   Interchina Holdings Co.                                  910,000     51,036
    Intime Department Store Group Co., Ltd.                  222,500    263,241
    Jiangsu Expressway Co., Ltd. Class H                     188,000    206,722
    Jiangxi Copper Co., Ltd. Class H                         229,000    448,179
*   Jinchuan Group International Resources Co., Ltd.         140,000     25,662
    Jingwei Textile Machinery Class H                         50,000     33,053
#   Ju Teng International Holdings, Ltd.                     250,000    163,039
*   Kai Yuan Holdings, Ltd.                                1,320,000     33,864
#*  Kaisa Group Holdings, Ltd.                               396,000    124,660
    Kingboard Chemical Holdings, Ltd.                        177,000    483,180
#   Kingboard Laminates Holdings, Ltd.                       270,973    121,658
#*  Kingdee International Software Group Co., Ltd.           526,000     86,291
    Kingsoft Corp., Ltd.                                     133,000    153,294
    Kunlun Energy Co., Ltd.                                  270,000    530,532
    KWG Property Holding, Ltd.                               346,330    239,468
    Lai Fung Holdings, Ltd.                                1,735,000     42,903
    Le Saunda Holdings, Ltd.                                  84,000     26,112
    Lee & Man Paper Manufacturing, Ltd.                      388,000    289,413
    Lenovo Group, Ltd.                                       526,000    481,853
    Leoch International Technology, Ltd.                     290,000     39,851
#*  Li Ning Co., Ltd.                                        197,500    109,157
#   Lianhua Supermarket Holdings Co., Ltd. Class H            85,200     51,752
#   Lingbao Gold Co., Ltd. Class H                            72,000     21,321
    LK Technology Holdings, Ltd.                              17,500      3,274
#   Longfor Properties Co., Ltd.                             167,000    278,968
    Lonking Holdings, Ltd.                                   586,000    111,382
*   Loudong General Nice Resources China Holdings, Ltd.      399,600     27,424
#*  Maanshan Iron & Steel Class H                            540,000    133,574
    Magic Holdings International, Ltd.                       131,000     70,968
    Maoye International Holdings, Ltd.                       441,000     94,616
#*  Metallurgical Corp. of China, Ltd. Class H               665,000    135,731
    Microport Scientific Corp.                                64,000     40,785
#   MIE Holdings Corp.                                       306,000     71,173
    MIN XIN Holdings, Ltd.                                    44,000     24,261
    Mingfa Group International Co., Ltd.                     293,000     90,512
#   Minmetals Land, Ltd.                                     347,644     49,853
    Minth Group, Ltd.                                        150,000    269,605
*   MMG, Ltd.                                                464,000    139,169
*   Nan Hai Corp., Ltd.                                    6,200,000     25,592
    New World China Land, Ltd.                               593,189    261,946
    New World Department Store China, Ltd.                   120,000     61,916
#   Nine Dragons Paper Holdings, Ltd.                        453,000    394,678
*   North Mining Shares Co., Ltd.                            860,000     42,159
    NVC Lighting Holdings, Ltd.                              403,000     98,747
    O-Net Communications Group, Ltd.                          18,000      4,067
    Overseas Chinese Town Asia Holdings, Ltd.                 22,000     11,324

                                     1099

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    Pacific Online, Ltd.                                      44,000 $   17,565
    Parkson Retail Group, Ltd.                               268,000    146,200
#*  PAX Global Technology, Ltd.                               75,000     15,460
    PCD Stores Group, Ltd.                                   662,000     99,916
#   Peak Sport Products Co., Ltd.                            199,000     35,721
#   Phoenix Satellite Television Holdings, Ltd.              170,000     64,555
    PICC Property & Casualty Co., Ltd. Class H               316,000    406,615
    Ping An Insurance Group Co. of China, Ltd. Class H       155,500  1,233,182
*   Poly Property Group Co., Ltd.                            594,111    416,084
    Ports Design, Ltd.                                       104,000     81,733
*   Pou Sheng International Holdings, Ltd.                   364,687     21,173
    Powerlong Real Estate Holdings, Ltd.                     326,000     78,054
*   Prosperity International Holdings HK, Ltd.               280,000     10,841
    Qunxing Paper Holdings Co., Ltd.                         124,416     32,384
    Real Nutriceutical Group, Ltd.                           224,000     59,622
    Regent Manner International Holdings, Ltd.               151,000     28,337
*   Renhe Commercial Holdings Co., Ltd.                    3,364,570    212,674
*   Richly Field China Development, Ltd.                     150,000         --
    Road King Infrastructure, Ltd.                            47,000     44,569
    Samson Holding, Ltd.                                     239,000     44,113
#   Sany Heavy Equipment International Holdings Co., Ltd.    274,000    110,410
*   Semiconductor Manufacturing International Corp.        5,259,000    389,884
*   Semiconductor Manufacturing International Corp. ADR        5,657     20,591
    Shandong Chenming Paper Holdings, Ltd. Class H            81,500     31,678
    Shandong Molong Petroleum Machinery Co., Ltd. Class H 46,400 16,745 Shandong Weigao Group Medical Polymer Co., Ltd.
      Class H                                                188,000    181,101
#*  Shanghai Industrial Urban Development Group, Ltd.        454,000     91,853
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                           332,000     53,088
    Shanghai Prime Machinery Co., Ltd. Class H               118,000     14,150
*   Shanghai Zendai Property, Ltd.                           205,000      3,969
    Shengli Oil & Gas Pipe Holdings, Ltd.                    144,000     15,216
#   Shenguan Holdings Group, Ltd.                            164,000     83,284
    Shenzhen Expressway Co., Ltd. Class H                    158,000     65,015
    Shenzhen International Holdings, Ltd.                  2,352,500    306,655
    Shenzhen Investment, Ltd.                                652,471    274,204
    Shenzhou International Group Holdings, Ltd.               73,000    213,995
    Shimao Property Holdings, Ltd.                           364,356    787,283
#*  Shougang Concord International Enterprises Co., Ltd.   1,080,000     55,921
#   Shougang Fushan Resources Group, Ltd.                    918,000    359,222
#   Shui On Land, Ltd.                                       809,266    268,302
    Sichuan Expressway Co., Ltd. Class H                     284,000     87,196
    Sijia Group Co.                                           30,000      5,296
    Silver Grant International                               160,000     25,845
#*  Sino Oil And Gas Holdings, Ltd.                        3,375,000     67,386
#   Sino-Ocean Land Holdings, Ltd.                           864,982    571,010
    Sinofert Holdings, Ltd.                                  686,000    148,986
    SinoMedia Holding, Ltd.                                   54,644     30,403
#   Sinopec Yizheng Chemical Fibre Co., Ltd. Class H         130,000     29,202
    Sinopharm Group Co., Ltd. Class H                        112,000    333,761
    Sinotrans Shipping, Ltd.                                 421,173    104,364
    Sinotrans, Ltd. Class H                                  435,000     92,621
    Sinotruk Hong Kong, Ltd.                                 200,000    111,759

                                     1100

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    SITC International Holdings Co., Ltd.                    108,000 $   39,579
    Skyworth Digital Holdings, Ltd.                          391,291    323,726
*   SMI Corp., Ltd.                                          560,000     10,885
#   SOHO China, Ltd.                                         528,912    457,029
*   Solargiga Energy Holdings, Ltd.                          265,000     12,665
    Sparkle Roll Group, Ltd.                                 456,000     40,019
*   SPG Land Holdings, Ltd.                                   88,000     43,319
    Springland International Holdings, Ltd.                  106,000     55,213
*   SRE Group, Ltd.                                          886,857     33,145
    Sun Art Retail Group, Ltd.                               181,000    252,175
#   Sunac China Holdings, Ltd.                               257,000    207,359
    Sunny Optical Technology Group Co., Ltd.                 121,000    160,250
    TCC International Holdings, Ltd.                         275,795     78,760
    TCL Communication Technology Holdings, Ltd.              202,000     81,444
    TCL Multimedia Technology Holdings, Ltd.                 148,000    134,293
*   Tech Pro Technology Development, Ltd.                    130,000     48,577
    Tencent Holdings, Ltd.                                    62,300  2,147,625
    Texhong Textile Group, Ltd.                               50,000     58,056
    Tian An China Investment                                  62,000     43,756
    Tian Shan Development Holdings, Ltd.                      36,000     10,573
    Tiangong International Co., Ltd.                         232,000     65,605
    Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                            30,000     10,607
*   Tianjin Development Hldgs, Ltd.                          104,000     69,598
    Tianjin Port Development Holdings, Ltd.                  500,000     71,638
    Tianneng Power International, Ltd.                       200,000    126,783
    Tingyi Cayman Islands Holding Corp.                      160,000    443,711
    Tomson Group, Ltd.                                        66,969     18,060
*   Tonic Industries Holdings, Ltd.                           94,000     28,769
    Towngas China Co., Ltd.                                  182,000    175,272
    TPV Technology, Ltd.                                     195,412     50,626
    Travelsky Technology, Ltd. Class H                       220,500    140,411
    Truly International Holdings                             359,140    191,940
    Uni-President China Holdings, Ltd.                       135,639    147,653
#*  United Energy Group, Ltd.                                640,000     99,011
#   Vinda International Holdings, Ltd.                       103,000    134,848
    VODone, Ltd.                                             765,400     57,304
    Want Want China Holdings, Ltd.                           482,000    765,708
    Wasion Group Holdings, Ltd.                              114,000     63,955
#   Weichai Power Co., Ltd. Class H                           84,280    294,949
    Weiqiao Textile Co. Class H                              134,500     74,083
    Welling Holding, Ltd.                                    178,800     40,105
#   West China Cement, Ltd.                                  784,000    138,817
#   Winsway Coking Coal Holdings, Ltd.                       405,000     38,242
    Wumart Stores, Inc. Class H                               83,000    145,487
    Xiamen International Port Co., Ltd. Class H              194,000     26,012
    Xiangyu Dredging Holdings, Ltd.                           68,000     15,786
    Xingda International Holdings, Ltd.                      298,000    114,284
#   Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                                116,800     70,696
#   Xinjiang Xinxin Mining Industry Co., Ltd. Class H        236,000     43,610
#   XTEP International Holdings                              224,500     94,208
*   Yanchang Petroleum International, Ltd.                 1,280,000     74,374
    Yanzhou Coal Mining Co., Ltd. Class H                     86,000     89,993

                                     1101

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
CHINA -- (Continued)
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR              20,088 $   211,125
    Yashili International Holdings, Ltd.                    176,000      65,869
    Yingde Gases Group Co., Ltd.                            201,500     194,313
    Yip's Chemical Holdings, Ltd.                            54,000      58,850
    Youyuan International Holdings, Ltd.                     52,000      14,396
    Yuanda China Holdings, Ltd.                             188,000      17,482
    Yuexiu Property Co., Ltd.                             1,516,400     449,540
    Yuexiu Transport Infrastructure, Ltd.                   126,752      64,900
    Yuzhou Properties Co.                                   144,000      36,702
    Zhaojin Mining Industry Co., Ltd.                       138,500     154,848
    Zhejiang Expressway Co., Ltd. Class H                   296,000     232,749
*   Zhong An Real Estate, Ltd.                              151,000      22,228
    Zhongsheng Group Holdings, Ltd.                         109,000     150,266
#   Zhuzhou CSR Times Electric Co., Ltd. Class H             59,750     164,860
#   Zijin Mining Group Co., Ltd. Class H                    556,000     164,925
#   Zoomlion Heavy Industry Science and Technology Co.,
      Ltd.                                                  244,800     246,026
#   ZTE Corp. Class H                                       152,800     258,289
                                                                    -----------
TOTAL CHINA                                                          97,386,757
                                                                    -----------
COLOMBIA -- (0.6%)
    Almacenes Exito SA                                       27,113     444,484
    Banco de Bogota SA                                        1,957      67,554
    Bancolombia SA                                            6,806     111,874
    Bancolombia SA Sponsored ADR                             15,180   1,028,749
    Cementos Argos SA                                        66,209     295,659
    Constructora Conconcreto SA                               2,788       2,035
#   Ecopetrol SA Sponsored ADR                               38,708   1,841,339
    Empresa de Energia de Bogota SA                         134,579     100,653
*   Empresa de Telecomunicaciones de Bogota                  32,541       7,052
*   Fabricato SA                                            926,524       6,092
    Grupo Aval Acciones y Valores                            52,105      36,115
    Grupo de Inversiones Suramericana SA                      6,730     141,969
    Grupo Nutresa SA                                          3,539      48,787
    Interconexion Electrica SA ESP                           40,916     188,317
    Isagen SA ESP                                           174,425     242,750
    Mineros SA                                                5,269      11,808
                                                                    -----------
TOTAL COLOMBIA                                                        4,575,237
                                                                    -----------
CZECH REPUBLIC -- (0.3%)
    CEZ A.S.                                                 25,093     727,979
    Komercni Banka A.S.                                       2,991     572,732
    Pegas Nonwovens SA                                        1,897      50,287
    Telefonica Czech Republic A.S.                           22,731     328,862
*   Unipetrol A.S.                                           17,641     154,865
                                                                    -----------
TOTAL CZECH REPUBLIC                                                  1,834,725
                                                                    -----------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E. GDR           45,174     196,995
*   Egyptian Financial Group-Hermes Holding GDR                 772       2,314

                                     1102

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
EGYPT -- (Continued)
*   Orascom Telecom Holding S.A.E. GDR                       46,384 $  156,485
                                                                    ----------
TOTAL EGYPT                                                            355,794
                                                                    ----------
HONG KONG -- (0.0%)
*   L'sea Resources International Holdings, Ltd.            230,000     10,100
                                                                    ----------
HUNGARY -- (0.2%)
*   Danubius Hotel and SpA P.L.C.                             1,883     27,650
    EMASZ Rt                                                    285     14,375
#*  FHB Mortgage Bank P.L.C.                                  6,863     10,732
    Magyar Telekom Telecommunications P.L.C.                108,149    200,025
    MOL Hungarian Oil and Gas P.L.C.                          6,628    471,127
    OTP Bank P.L.C.                                          43,740    913,216
*   PannErgy                                                  2,746      4,513
                                                                    ----------
TOTAL HUNGARY                                                        1,641,638
                                                                    ----------
INDIA -- (6.1%)
*   3M India, Ltd.                                              173     11,529
    Aban Offshore, Ltd.                                       6,571     39,386
    ABB, Ltd.                                                10,920    106,362
*   ABG Shipyard, Ltd.                                        2,790     16,660
    ACC, Ltd.                                                12,024    275,722
    Adani Enterprises, Ltd.                                  65,640    265,731
    Adani Ports and Special Economic Zone                    42,233    113,652
*   Adani Power, Ltd.                                       217,292    196,435
    Aditya Birla Nuvo, Ltd.                                  10,589    206,584
*   Advanta India, Ltd.                                         806     11,907
    Agro Tech Foods, Ltd.                                       384      3,735
    AIA Engineering, Ltd.                                     7,091     40,401
    Akzo Nobel India, Ltd.                                    2,710     49,760
    Allahabad Bank                                           36,686     91,762
    Alok Industries, Ltd.                                   123,095     22,470
    Amara Raja Batteries, Ltd.                                9,378     45,127
    Ambuja Cements, Ltd.                                     81,593    285,068
    Amtek Auto, Ltd.                                         25,935     35,513
    Amtek India, Ltd.                                        21,468     35,969
    Anant Raj, Ltd.                                          31,479     38,865
    Andhra Bank                                              43,995     74,946
    Apollo Tyres, Ltd.                                        3,453      6,175
    Arvind, Ltd.                                             58,551     85,988
    Ashok Leyland, Ltd.                                     419,001    181,107
    Asian Hotels East, Ltd.                                   2,150      6,381
    Asian Paints, Ltd.                                        3,103    270,220
    Axis Bank, Ltd.                                          52,612  1,457,487
    Bajaj Auto, Ltd.                                          8,108    283,326
    Bajaj Corp., Ltd.                                         4,470     20,290
    Bajaj Electricals, Ltd.                                   7,154     23,431
    Bajaj Finance, Ltd.                                         500     11,490
    Bajaj Finserv, Ltd.                                      11,415    157,416
    Bajaj Hindusthan, Ltd.                                   38,120     14,043
    Bajaj Holdings and Investment, Ltd.                       7,107    117,321
    Balkrishna Industries, Ltd.                               2,912     14,140

                                     1103

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
INDIA -- (Continued)
    Ballarpur Industries, Ltd.                                 50,572 $ 16,305
    Balmer Lawrie & Co., Ltd.                                     755    9,423
*   Balrampur Chini Mills, Ltd.                                46,572   41,328
    Bank of Baroda                                             11,435  148,520
    Bank of India                                              41,486  254,532
    Bank Of Maharashtra                                        21,459   23,086
    Bannari Amman Sugars, Ltd.                                    894   14,044
    BASF India, Ltd.                                            2,566   27,735
    Bata India, Ltd.                                            2,638   36,364
    BEML, Ltd.                                                  2,112    6,303
    Berger Paints India, Ltd.                                  24,846   88,957
*   BF Utilities, Ltd.                                          4,144   20,485
    BGR Energy Systems, Ltd.                                    7,400   26,636
    Bharat Forge, Ltd.                                         27,532  118,209
    Bharat Petroleum Corp., Ltd.                               30,016  231,647
    Bharti Airtel, Ltd.                                        97,023  573,219
    Bhushan Steel, Ltd. (6288521)                              20,015  169,025
*   Bhushan Steel, Ltd. (B8KHHS3)                               1,041    5,005
    Birla Corp., Ltd.                                           7,647   36,566
    Blue Dart Express, Ltd.                                       482   22,857
    Blue Star, Ltd.                                             2,815    8,484
    Bombay Dyeing & Manufacturing Co., Ltd.                    21,605   34,545
    Bosch, Ltd.                                                 1,129  186,448
    Britannia Industries, Ltd.                                  5,181   55,806
    Cairn India, Ltd.                                         126,288  732,329
    Canara Bank                                                33,813  261,390
    Carborundum Universal, Ltd.                                35,694   79,401
    Central Bank Of India                                      87,768  116,082
*   Century Plyboards India, Ltd.                               6,270    6,075
    Century Textiles & Industries, Ltd.                        17,005   90,716
    CESC, Ltd.                                                 25,635  136,835
    Chambal Fertilizers & Chemicals, Ltd.                      39,240   38,821
    Chennai Petroleum Corp., Ltd.                               6,272   12,672
*   City Union Bank, Ltd. (B96FP40)                             7,916    6,155
    City Union Bank, Ltd. (6313940)                            58,016   58,943
    Clariant Chemicals India, Ltd.                              1,428   12,460
    CMC, Ltd.                                                   2,279   55,982
    Colgate-Palmolive India, Ltd.                               6,962  187,347
    Container Corp. Of India                                    6,911  144,240
    Core Education & Technologies, Ltd.                         8,414    8,591
    Coromandel International, Ltd.                             13,389   48,372
    Corp. Bank                                                 12,908   90,788
    CRISIL, Ltd.                                                4,345   72,351
    Crompton Greaves, Ltd.                                     80,947  138,381
    Cummins India, Ltd.                                        14,470  136,934
    Dabur India, Ltd.                                          79,729  219,190
    Dalmia Bharat, Ltd.                                        25,540   60,588
    DB Corp., Ltd.                                              3,444   15,205
*   DB Realty, Ltd.                                            19,776   23,536
    DCM Shriram Consolidated                                   36,958   39,606
*   DEN Networks, Ltd.                                         11,158   45,720
    Dena Bank                                                  27,020   45,689

                                     1104

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
INDIA -- (Continued)
*   Development Credit Bank, Ltd.                              48,224 $ 42,195
*   Dish TV India, Ltd.                                       113,898  144,077
    Divi's Laboratories, Ltd.                                   8,347  166,161
    DLF, Ltd.                                                 106,078  468,683
    eClerx Services, Ltd.                                       1,248   14,112
    Educomp Solutions, Ltd.                                    11,439   13,766
    Eicher Motors, Ltd.                                         2,160  119,208
    EID Parry India, Ltd.                                      14,037   39,771
    EIH, Ltd.                                                  28,592   32,657
    Electrosteel Castings, Ltd.                                 5,269    1,638
    Emami, Ltd.                                                 5,373   63,688
    Engineers India, Ltd.                                      14,771   47,751
*   Entertainment Network India, Ltd.                           2,514   11,017
    Era Infra Engineering, Ltd.                                21,265   54,111
    Eros International Media, Ltd.                              7,714   25,686
    Escorts, Ltd.                                              17,545   18,696
    Ess Dee Aluminium, Ltd.                                     1,259   12,049
*   Essar Oil, Ltd.                                           118,394  168,048
    Essar Ports, Ltd.                                          25,367   41,959
    Exide Industries, Ltd.                                     44,784  110,532
    FAG Bearings India, Ltd.                                    3,749   94,682
    Federal Bank, Ltd.                                         43,374  368,305
*   Federal-Mogul Goetze India, Ltd.                            2,252    8,286
    Financial Technologies India, Ltd.                          5,623   83,538
    Finolex Cables, Ltd.                                        4,219    4,011
    GAIL India, Ltd.                                           78,879  513,788
*   Gammon Infrastructure Projects, Ltd.                       19,753    4,144
    Gateway Distriparks, Ltd.                                   8,229   18,714
    Gillette India, Ltd.                                        1,390   53,201
    Gitanjali Gems, Ltd.                                       13,227  151,081
*   GMR Infrastructure, Ltd.                                  393,753  149,819
    Godrej Consumer Products, Ltd.                             16,155  247,215
    Godrej Industries, Ltd.                                    22,897  131,497
    Godrej Properties, Ltd.                                     2,918   33,748
    Graphite India, Ltd.                                        5,828    8,423
    Grasim Industries, Ltd.                                     3,807  207,238
    Gravita India, Ltd.                                         2,707    1,812
    Great Eastern Shipping Co., Ltd. (The)                     13,772   55,526
    Greaves Cotton, Ltd.                                       20,113   26,901
    Gruh Finance, Ltd.                                         10,950   39,018
*   GTL Infrastructure, Ltd.                                   40,152    1,835
    Gujarat Alkalies & Chemicals, Ltd.                          7,954   24,661
    Gujarat Fluorochemicals, Ltd.                               5,234   29,132
    Gujarat Mineral Development Corp., Ltd.                    22,860   66,413
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.       14,377   21,074
    Gujarat NRE Coke, Ltd.                                    127,013   40,457
    Gujarat State Fertilisers & Chemicals, Ltd.                32,118   32,818
    Gujarat State Petronet, Ltd.                               56,483   69,975
*   GVK Power & Infrastructure, Ltd.                          350,798   61,864
*   Hathway Cable & Datacom, Ltd.                              14,049   66,550
    Havells India, Ltd.                                         7,189   87,888
    HCL Infosystems, Ltd.                                      30,430   22,075

                                     1105

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
INDIA -- (Continued)
    HCL Technologies, Ltd.                                   32,922 $  439,579
    HDFC Bank, Ltd.                                         165,345  2,098,816
    HEG, Ltd.                                                 2,331      7,186
*   HeidelbergCement India, Ltd.                             23,375     16,522
    Hero Motocorp, Ltd.                                       3,282    100,139
*   Hexa Tradex, Ltd.                                         6,867      3,271
    Hexaware Technologies, Ltd.                              53,761     82,205
*   Himachal Futuristic Communications, Ltd.                  7,709      1,281
    Himadri Chemicals & Industries, Ltd.                     22,360      5,590
    Hindalco Industries, Ltd.                               350,735    634,034
*   Hindustan Construction Co., Ltd.                        110,597     28,743
*   Hindustan Oil Exploration Co., Ltd.                       6,545      7,530
    Hindustan Petroleum Corp., Ltd.                          17,422     99,474
    Honeywell Automation India, Ltd.                            639     29,066
*   Housing Development & Infrastructure, Ltd.               65,427     64,499
    HT Media, Ltd.                                           22,426     44,032
    ICICI Bank, Ltd. Sponsored ADR                           32,663  1,529,282
    IDBI Bank, Ltd.                                          62,148    101,914
*   Idea Cellular, Ltd.                                     144,540    357,949
    IDFC, Ltd.                                               93,711    266,689
    India Cements, Ltd.                                      71,086    110,705
    India Infoline, Ltd.                                     51,784     60,210
*   Indiabulls Housing Finance, Ltd.                         48,033    242,327
    Indian Bank                                              26,736     85,297
    Indian Hotels Co., Ltd.                                 110,351    117,622
    Indian Oil Corp., Ltd.                                   78,738    436,560
    Indian Overseas Bank                                     64,284     76,347
    Indraprastha Gas, Ltd.                                   19,290    107,686
    IndusInd Bank, Ltd.                                      21,984    190,670
    Info Edge India, Ltd.                                     6,020     39,311
    Infosys, Ltd.                                            20,506    848,066
#   Infosys, Ltd. Sponsored ADR                              25,854  1,079,146
    Infotech Enterprises, Ltd.                               24,161     78,468
    ING Vysya Bank, Ltd.                                     11,641    130,723
    Ingersoll-Rand India, Ltd.                                1,145      8,461
    IRB Infrastructure Developers, Ltd.                      30,070     65,070
*   IVRCL, Ltd.                                              42,894     15,426
    Jagran Prakashan, Ltd.                                   18,837     32,016
    Jain Irrigation Systems, Ltd.                            62,912     73,849
    Jaiprakash Associates, Ltd.                             308,397    430,708
*   Jaiprakash Power Ventures, Ltd.                         256,079    121,231
    Jammu & Kashmir Bank, Ltd.                                7,410    190,725
    Jaypee Infratech, Ltd.                                   74,798     51,545
    JBF Industries, Ltd.                                      3,221      6,320
*   Jet Airways India, Ltd.                                   5,856     67,472
    Jindal Saw, Ltd.                                         32,581     48,232
*   Jindal Stainless, Ltd.                                    8,727      9,547
    Jindal Steel & Power, Ltd.                              102,920    583,708
    JK Cement, Ltd.                                           3,293     16,102
    JK Lakshmi Cement, Ltd.                                  13,600     24,792
    JM Financial, Ltd.                                       63,370     20,645
    JSW Energy, Ltd.                                        188,694    228,839

                                     1106

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
INDIA -- (Continued)
*   JSW ISPAT Steel, Ltd.                                      74,868 $ 12,827
    JSW Steel, Ltd.                                            27,949  367,761
*   Jubilant Foodworks, Ltd.                                    6,794  140,120
    Jyothy Laboratories, Ltd.                                  16,507   53,795
    Kajaria Ceramics, Ltd.                                      4,476   17,392
    Kansai Nerolac Paints, Ltd.                                   151    3,351
    Karnataka Bank, Ltd.                                       43,127  119,889
    Karur Vysya Bank, Ltd.                                     10,840   94,798
    Kaveri Seed Co., Ltd.                                         404    8,792
    KEC International, Ltd.                                    21,580   21,566
    Kesoram Industries, Ltd.                                    6,628   12,934
    Kirloskar Industries, Ltd.                                  1,617   10,504
    Kirloskar Oil Engines, Ltd.                                41,696  143,393
    Kotak Mahindra Bank, Ltd.                                  46,932  616,536
    KPIT Cummins Infosystems, Ltd.                             19,887   38,287
    Lakshmi Machine Works, Ltd.                                   596   22,114
    Lakshmi Vilas Bank, Ltd.                                   12,640   19,835
*   Lanco Infratech, Ltd.                                     258,577   53,933
    Larsen & Toubro, Ltd.                                      16,043  451,601
    Larsen & Toubro, Ltd. GDR                                  16,430  465,452
    LIC Housing Finance, Ltd.                                  55,062  248,953
    Madras Cements, Ltd.                                       20,370   93,948
*   Mahanagar Telephone Nigam                                  34,498   12,883
    Maharashtra Seamless, Ltd.                                 10,478   42,300
    Mahindra Holidays & Resorts India, Ltd.                     1,757    8,401
    Mahindra Lifespace Developers, Ltd.                         1,102    8,593
    Maruti Suzuki India, Ltd.                                   1,195   37,031
    McLeod Russel India, Ltd.                                  17,365  100,907
    MindTree, Ltd.                                              2,937   43,581
    MOIL, Ltd.                                                  4,932   20,400
    Monnet Ispat & Energy, Ltd.                                 4,518   16,663
    Monsanto India, Ltd.                                          916    9,919
    Motherson Sumi Systems, Ltd.                               22,282   81,303
    Motilal Oswal Financial Services, Ltd.                      1,571    2,485
    Mphasis, Ltd.                                              21,769  150,466
    MRF, Ltd.                                                     381   94,831
    National Aluminium Co., Ltd.                               90,419   58,624
    Navneet Publications India, Ltd.                           11,667   12,284
    NCC, Ltd.                                                  56,278   32,742
    Nestle India, Ltd.                                          2,571  235,451
    NHPC, Ltd.                                                573,450  231,856
    NIIT Technologies, Ltd.                                     9,921   47,654
    Nitin Fire Protection Industries, Ltd.                     12,230   14,751
    NTPC, Ltd.                                                 73,869  215,132
    Oberoi Realty, Ltd.                                         9,617   43,470
*   OMAXE, Ltd.                                                18,909   55,680
    Opto Circuits India, Ltd.                                  27,524   29,833
*   Oracle Financial Services Software, Ltd.                    4,537  220,011
    Orient Cement Ltd.                                         10,368   11,085
    Orient Paper & Industries, Ltd.                            10,368    1,359
    Oriental Bank of Commerce                                  23,485  117,467
    Orissa Minerals Development Co., Ltd.                         190    9,279

                                     1107

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
INDIA -- (Continued)
    Page Industries, Ltd.                                          48 $  3,198
*   Parsvnath Developers, Ltd.                                 25,750   16,403
    Peninsula Land, Ltd.                                       17,769   15,700
    Persistent Systems, Ltd.                                    2,627   25,561
    Petronet LNG, Ltd.                                         43,252  112,545
    Phoenix Mills, Ltd.                                         3,074   15,483
    Pidilite Industries, Ltd.                                  26,190  121,363
*   Pipavav Defence & Offshore Engineering Co., Ltd.           43,598   58,129
    Power Grid Corp. of India, Ltd.                           130,853  271,959
    Prestige Estates Projects, Ltd.                            19,057   59,672
    Prism Cement, Ltd.                                         30,789   26,284
    Procter & Gamble Hygiene & Health Care, Ltd.                  467   23,903
    PTC India, Ltd.                                            60,678   67,753
    Punj Lloyd, Ltd.                                           67,418   67,760
    Punjab National Bank                                        2,000   28,621
    Rain Commodities, Ltd.                                     24,198   20,144
    Rallis India, Ltd.                                         12,989   32,521
    Raymond, Ltd.                                              15,056   81,327
    Redington India, Ltd.                                      32,475   47,654
    REI Agro, Ltd.                                            112,940   24,685
    Reliance Capital, Ltd.                                     28,917  188,841
    Reliance Communications, Ltd.                             153,816  275,583
    Reliance Infrastructure, Ltd.                              26,206  183,086
*   Reliance Power, Ltd.                                      184,721  244,452
    Rolta India, Ltd.                                          14,814   16,695
    Ruchi Soya Industries, Ltd.                                18,765   23,958
    Sadbhav Engineering, Ltd.                                   3,951    8,445
*   Satyam Computer Services, Ltd.                             54,690  113,284
    Schneider Electric Infrastructure, Ltd.                     7,319   10,333
    Sesa Goa, Ltd.                                             96,240  287,290
*   Shipping Corp. of India, Ltd.                              48,415   38,472
    Shoppers Stop, Ltd.                                         4,025   27,921
    Shree Cement, Ltd.                                          1,580  132,755
*   Shree Renuka Sugars, Ltd.                                 152,594   68,254
    Shriram Transport Finance Co., Ltd.                        12,944  180,191
    Sintex Industries, Ltd.                                    54,687   48,433
    SJVN, Ltd.                                                106,096   39,494
    SKF India, Ltd.                                             3,672   37,841
    Sobha Developers, Ltd.                                     10,726   83,097
    Solar Industries India, Ltd.                                  979   18,194
    South Indian Bank, Ltd.                                   167,881   74,505
    SRF, Ltd.                                                   5,322   16,802
    State Bank of Bikaner & Jaipur                              3,700   29,715
    State Bank of India                                        19,541  826,585
    State Bank of India GDR                                     1,197  101,259
    Steel Authority of India, Ltd.                            283,761  326,064
*   Sterling Biotech, Ltd.                                      7,650      852
    Sterlite Industries India, Ltd. ADR                         7,904   57,146
    Sterlite Technologies, Ltd.                                29,094   13,464
    Sun TV Network, Ltd.                                        9,224   71,322
    Supreme Industries, Ltd.                                    5,278   32,144
*   Suzlon Energy, Ltd.                                       336,172   92,171

                                     1108

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Syndicate Bank                                           47,437 $   106,313
    Tata Chemicals, Ltd.                                     30,374     184,611
    Tata Communications, Ltd.                                 8,987      38,090
    Tata Communications, Ltd. ADR                            11,264      95,068
    Tata Consultancy Services, Ltd.                          37,480     957,884
    Tata Global Beverages, Ltd.                             107,668     293,946
    Tata Investment Corp., Ltd.                               5,943      47,525
    Tata Motors, Ltd.                                        77,313     426,641
#   Tata Motors, Ltd. Sponsored ADR                          24,475     674,042
    Tata Power Co., Ltd.                                    214,606     378,295
    Tata Steel, Ltd.                                         75,497     427,322
*   Tata Teleservices Maharashtra, Ltd.                      91,233      14,386
    Tech Mahindra, Ltd.                                       6,767     121,577
    Techno Electric & Engineering Co., Ltd.                     831       2,018
    Texmaco Rail & Engineering, Ltd.                          5,750       5,270
    Thermax, Ltd.                                             4,908      52,191
*   Timken India, Ltd.                                        2,794       8,288
    Titan Industries, Ltd.                                   31,989     161,070
    Torrent Power, Ltd.                                      32,752      86,036
    Trent, Ltd.                                               2,317      47,021
    Triveni Turbine, Ltd.                                    33,780      32,660
    TTK Prestige, Ltd.                                          490      31,858
    Tube Investments of India, Ltd.                          17,531      52,068
*   TV18 Broadcast, Ltd.                                    144,441      71,628
    TVS Motor Co., Ltd.                                      52,589      38,201
    UCO Bank                                                 60,445      78,467
    Ultratech Cement, Ltd.                                    8,993     319,181
    Union Bank of India                                      19,856      90,074
*   Unitech, Ltd.                                           512,548     257,985
    United Bank of India                                     10,576      11,889
    United Phosphorus, Ltd.                                  92,942     244,953
*   Usha Martin, Ltd.                                        15,735       7,530
    V-Guard Industries, Ltd.                                  1,558      14,723
    Vakrangee Software, Ltd.                                  7,803      10,738
    Videocon Industries, Ltd.                                25,238     101,048
    Vijaya Bank                                              41,995      41,069
    Voltas, Ltd.                                             37,318      59,119
    WABCO India, Ltd.                                         1,336      33,483
    Welspun Corp., Ltd.                                      44,425      43,683
    Wipro, Ltd.                                              80,244     581,527
    Yes Bank, Ltd.                                           32,030     298,280
    Zee Entertainment Enterprises, Ltd.                      93,589     407,136
*   Zee Learn, Ltd.                                          18,459       6,017
    Zensar Technologies, Ltd.                                 1,279       5,809
*   Zuari Agro Chemicals, Ltd.                                  497       1,427
    Zydus Wellness, Ltd.                                      1,930      15,933
                                                                    -----------
TOTAL INDIA                                                          42,251,063
                                                                    -----------
INDONESIA -- (3.6%)
    Ace Hardware Indonesia Tbk PT                         1,045,000     105,433
    Adaro Energy Tbk PT                                   3,413,000     432,555
    Adhi Karya Persero Tbk PT                               189,000      57,881

                                     1109

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
INDONESIA -- (Continued)
*   Agung Podomoro Land Tbk PT                            1,101,000 $   53,765
    AKR Corporindo Tbk PT                                   527,500    279,757
    Alam Sutera Realty Tbk PT                             2,781,500    300,930
    Aneka Tambang Persero Tbk PT                          1,513,000    215,280
    Arwana Citramulia Tbk PT                                225,000     71,783
    Asahimas Flat Glass Tbk PT                                2,000      1,729
    Astra Agro Lestari Tbk PT                                95,500    174,078
    Astra International Tbk PT                            2,164,500  1,637,762
*   Bakrie and Brothers Tbk PT                           10,309,000     53,016
    Bakrie Sumatera Plantations Tbk PT                    4,126,500     38,681
*   Bakrie Telecom Tbk PT                                 4,450,000     22,896
*   Bakrieland Development Tbk PT                         8,497,250     45,552
    Bank Bukopin Tbk PT                                   1,175,500    111,390
    Bank Central Asia Tbk PT                              1,209,500  1,338,758
    Bank Danamon Indonesia Tbk PT                           592,742    393,540
    Bank Mandiri Persero Tbk PT                           1,470,972  1,591,340
    Bank Negara Indonesia Persero Tbk PT                  1,929,500  1,073,073
*   Bank Pan Indonesia Tbk PT                             1,444,000    119,015
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT    642,500     80,712
*   Bank Permata Tbk PT                                       7,500      1,312
    Bank Rakyat Indonesia Persero Tbk PT                  1,764,500  1,708,961
    Bank Tabungan Negara Persero Tbk PT                   1,374,473    210,843
*   Bank Tabungan Pensiunan Nasional Tbk PT                 413,000    225,188
*   Barito Pacific Tbk PT                                   711,500     29,699
    Bayan Resources Tbk PT                                   13,000     10,650
*   Benakat Petroleum Energy Tbk PT                       4,345,000     73,857
    Berau Coal Energy Tbk PT                                848,500     17,928
*   Berlian Laju Tanker Tbk PT                            2,525,666         --
    Bhakti Investama Tbk PT                               6,518,200    329,121
    Bisi International PT                                   645,500     49,179
*   Borneo Lumbung Energi & Metal Tbk PT                  1,991,000     92,391
    Bumi Serpong Damai PT                                 2,196,000    390,394
    BW Plantation Tbk PT                                    643,500     60,260
*   Central Proteinaprima Tbk PT                          5,740,500     23,617
    Charoen Pokphand Indonesia Tbk PT                       706,015    366,878
    Ciputra Development Tbk PT                            2,979,500    422,474
    Ciputra Property Tbk PT                                 563,000     67,208
    Ciputra Surya Tbk PT                                    312,500    107,710
    Citra Marga Nusaphala Persada Tbk PT                    603,500    114,317
*   Darma Henwa Tbk PT                                    3,026,500     15,566
*   Delta Dunia Makmur Tbk PT                             1,963,000     37,818
*   Energi Mega Persada Tbk PT                           15,020,500    210,730
*   Exploitasi Energi Indonesia Tbk PT                    1,804,000     67,736
*   Fajar Surya Wisesa Tbk PT                               146,000     40,251
    Gajah Tunggal Tbk PT                                    517,500    154,586
*   Garuda Indonesia Persero Tbk PT                         185,500     12,033
    Global Mediacom Tbk PT                                1,820,500    407,791
    Gozco Plantations Tbk PT                                531,000      7,762
*   Hanson International Tbk PT                           1,396,500     70,453
    Harum Energy Tbk PT                                     304,500    130,210
    Hexindo Adiperkasa Tbk PT                               121,000     60,427
    Holcim Indonesia Tbk PT                                 490,500    184,336

                                     1110

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
INDONESIA -- (Continued)
*   Indah Kiat Pulp & Paper Corp. Tbk PT                    503,500 $   44,996
    Indika Energy Tbk PT                                    589,500     68,122
    Indo Tambangraya Megah Tbk PT                            61,500    232,700
    Indocement Tunggal Prakarsa Tbk PT                      236,500    643,527
    Indofood CBP Sukses Makmur Tbk PT                       167,500    197,401
    Indofood Sukses Makmur Tbk PT                         1,074,500    813,287
    Indomobil Sukses Internasional Tbk PT                   207,500    113,284
    Indosat Tbk PT                                          158,000     97,578
    Indosat Tbk PT ADR                                        2,476     73,017
*   Inovisi Infracom Tbk PT                                 110,300     72,172
    Intiland Development Tbk PT                           1,527,500     92,831
    Japfa Comfeed Indonesia Tbk PT                        1,682,500    334,159
    Jasa Marga Persero Tbk PT                               456,000    314,683
*   Kawasan Industri Jababeka Tbk PT                      6,900,500    213,364
    Krakatau Steel Persero Tbk PT                           252,000     14,291
*   Lippo Cikarang Tbk PT                                   206,500    145,862
    Malindo Feedmill Tbk PT                                 213,000     61,404
    Matahari Putra Prima Tbk PT                             863,000    176,834
    Mayora Indah Tbk PT                                     104,000    321,785
    Medco Energi Internasional Tbk PT                       544,000    107,070
    Media Nusantara Citra Tbk PT                            615,500    198,132
    Mitra Adiperkasa Tbk PT                                 175,500    149,126
*   Mitra International Resources Tbk PT                  1,680,500     11,239
    Modern Internasional Tbk PT                             312,000     30,844
    Multistrada Arah Sarana Tbk PT                           33,500      1,449
    Nippon Indosari Corpindo Tbk PT                          78,500     62,198
*   Nusantara Infrastructure Tbk PT                         982,500     25,296
    Pakuwon Jati Tbk PT                                   1,896,000     79,032
*   Panin Financial Tbk PT                                5,948,000    147,040
    Panin Insurance Tbk PT                                  992,000     78,658
    Pembangunan Perumahan Persero Tbk PT                    592,000     86,638
    Perusahaan Gas Negara Persero Tbk PT                  1,205,000    775,088
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT 1,000,500    156,599
*   Polychem Indonesia Tbk PT                               312,500     11,583
    PT Suryainti Permata Tbk                              1,280,000         --
    Ramayana Lestari Sentosa Tbk PT                       1,175,000    174,264
    Resource Alam Indonesia Tbk PT                          116,500     25,232
*   Samindo Resources Tbk PT                                 62,250      4,481
    Sampoerna Agro PT                                       234,500     47,091
    Selamat Sempurna Tbk PT                                 259,500     72,770
    Semen Indonesia Persero Tbk PT                          246,000    466,226
*   Sentul City Tbk PT                                    9,186,500    269,836
    Sinar Mas Agro Resources and Technology Tbk PT           36,000     24,821
    Sinar Mas Multiartha Tbk PT                              16,500      7,766
*   Sugih Energy Tbk PT                                   2,359,500     99,661
    Summarecon Agung Tbk PT                               1,121,332    300,260
    Surya Citra Media Tbk PT                                403,500    116,205
    Surya Semesta Internusa Tbk PT                        1,407,000    229,131
    Tambang Batubara Bukit Asam Persero Tbk PT              194,621    305,452
    Telekomunikasi Indonesia Persero Tbk PT                 160,000    192,765
    Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR    22,648  1,084,160
    Tiga Pilar Sejahtera Food Tbk                           576,500     73,624

                                     1111

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDONESIA -- (Continued)
    Timah Persero Tbk PT                                    772,000 $   112,968
    Total Bangun Persada Tbk PT                             518,000      57,092
*   Tower Bersama Infrastructure Tbk PT                     212,000     123,308
*   Trada Maritime Tbk PT                                   946,500     141,321
*   Truba Alam Manunggal Engineering PT                   3,328,000      17,115
    Tunas Baru Lampung Tbk PT                               446,000      22,266
    Tunas Ridean Tbk PT                                     238,000      24,747
    Ultrajaya Milk Industry & Trading Co. Tbk PT             41,500      14,547
    United Tractors Tbk PT                                  415,295     759,569
    Vale Indonesia Tbk PT                                   758,000     223,108
    Wijaya Karya Persero Tbk PT                             633,000     156,420
    XL Axiata Tbk PT                                        599,000     314,321
                                                                    -----------
TOTAL INDONESIA                                                      25,312,428
                                                                    -----------
MALAYSIA -- (3.4%)
    Aeon Co. M Bhd                                           33,100     157,681
    Aeon Credit Service M Bhd                                 2,160      10,241
    Affin Holdings Bhd                                      102,500     119,356
    AirAsia BHD                                             334,400     322,304
    Alliance Financial Group Bhd                            286,000     419,382
    AMMB Holdings Bhd                                       456,175   1,004,843
    Amway Malaysia Hldgs                                     16,600      64,361
    Ann Joo Resources Bhd                                    24,900       9,509
    APM Automotive Holdings Bhd                              33,600      56,342
    Axiata Group Bhd                                        276,650     615,929
    Batu Kawan BHD                                           32,100     192,234
    Benalec Holdings BHD                                    112,600      42,972
    BIMB Holdings Bhd                                        92,700     107,016
*   Bumi Armada Bhd                                         141,400     185,453
    Bursa Malaysia Bhd                                       65,200     153,318
    Cahya Mata Sarawak Bhd                                   41,600      45,700
    CB Industrial Product Holding Bhd                        36,140      29,706
    CIMB Group Holdings Bhd                                 788,500   2,007,325
    Coastal Contracts Bhd                                    38,200      25,127
    Daibochi Plastic & Packaging Industry Bhd                 2,100       2,140
    Dayang Enterprise Holdings Bhd                           54,900      63,541
    Dialog Group BHD                                        271,225     211,474
    DiGi.Com Bhd                                            268,700     409,957
    Dijaya Corp. Bhd                                         45,500      22,756
    DRB-Hicom Bhd                                           353,900     292,275
    Dutch Lady Milk Industries BHD                            4,900      74,599
    Eastern & Oriental Bhd                                  219,800     119,245
    FAR East Holdings BHD                                    14,000      33,105
    Fraser & Neave Holdings Bhd                               9,100      54,555
    Gamuda Bhd                                              457,300     612,178
    Genting Plantations Bhd                                  64,700     182,133
    Globetronics Technology BHD                              44,200      26,444
    Glomac Bhd                                               31,200       9,641
    Guan Chong Bhd                                            1,600         983
    GuocoLand Malaysia Bhd                                   34,800      12,365
    Hai-O Enterprise BHD                                     39,400      29,667
    HAP Seng Consolidated Bhd                               217,320     121,516

                                     1112

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
MALAYSIA -- (Continued)
    Hap Seng Plantations Holdings Bhd                        57,900 $   51,560
    Hartalega Holdings Bhd                                   45,000     77,507
*   HO WAH Genting BHD                                      145,700     10,553
    Hock Seng LEE BHD                                        10,400      4,957
    Hong Leong Bank Bhd                                      48,640    231,256
    Hong Leong Financial Group Bhd                           57,800    294,618
    Hong Leong Industries Bhd                                54,300     75,801
    Hunza Properties Bhd                                     39,700     21,944
    HwangDBS Malaysia BHD                                    30,600     43,149
    IGB Corp. Bhd                                           305,190    237,004
    IJM Corp. Bhd                                           346,957    622,162
    IJM Land Bhd                                            114,900     97,361
    IJM Plantations Bhd                                      52,400     51,126
    Inch Kenneth Kajang Rubber                               77,800     23,425
    Insas Bhd                                                52,313      7,483
    IOI Corp. Bhd                                           345,105    570,699
    Jaya Tiasa Holdings BHD                                  34,605     22,112
    JCY International Bhd                                   128,400     20,912
    K&N Kenanga Holdings BHD                                 81,000     14,518
    Keck Seng Malaysia Bhd                                   59,800     92,940
    Kian JOO CAN Factory BHD                                 83,900     65,649
    Kim Loong Resources Bhd                                  50,920     37,657
*   Kinsteel Bhd                                             47,000      4,569
*   KNM Group Bhd                                           339,487     48,017
    KSK Group Bhd                                           187,600     37,912
*   KSL Holdings BHD                                         21,300     14,010
    Kuala Lumpur Kepong Bhd                                  51,350    364,084
    Kulim Malaysia BHD                                      178,600    210,244
*   Kumpulan Europlus Bhd                                    31,800     10,041
    Kumpulan Fima BHD                                        22,900     14,534
*   Land & General BHD                                       87,100     10,879
*   Landmarks BHD                                            59,300     18,434
    Lingkaran Trans Kota Holdings Bhd                        69,500    101,642
    Lion Industries Corp. Bhd                                77,700     24,776
    LPI Capital Bhd                                          10,500     47,642
    Mah Sing Group Bhd                                      168,733    125,888
    Malayan Banking Bhd                                     672,924  2,128,837
    Malayan Flour Mills Bhd                                  50,500     21,249
    Malaysia Airports Holdings Bhd                          155,410    307,432
*   Malaysian Airline System Bhd                            301,034     67,356
    Malaysian Bulk Carriers Bhd                             177,625     86,481
    Malaysian Pacific Industries Bhd                         20,363     16,736
    Malaysian Resources Corp. Bhd                           539,000    250,228
    Maxis Bhd                                               196,200    435,970
    MBM Resources BHD                                        58,230     70,855
    Media Chinese International, Ltd.                        48,500     18,024
    Media Prima Bhd                                         278,000    218,593
    Mega First Corp. BHD                                     46,000     23,438
    MK Land Holdings BHD                                     31,600      3,164
    MKH BHD                                                  35,800     24,358
    MMC Corp. Bhd                                           233,700    195,741
    MNRB Holdings Bhd                                         3,900      3,695

                                     1113

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
MALAYSIA -- (Continued)
    Mudajaya Group Bhd                                         52,200 $ 41,884
    Muhibbah Engineering M Bhd                                 74,300   27,376
*   Mulpha International Bhd                                  522,100   66,119
    My EG Services Bhd                                         50,400   13,830
    Naim Holdings Bhd                                          32,500   26,721
    NCB Holdings Bhd                                            1,300    1,957
    Nestle Malaysia Bhd                                         6,200  126,079
    NTPM Holdings Bhd                                          50,200    7,839
    Oldtown Bhd                                                14,000   11,742
    OSK Holdings BHD                                           99,809   52,534
    Padini Holdings Bhd                                        67,000   39,451
    Panasonic Manufacturing Malaysia BHD                       13,100   96,232
    Parkson Holdings Bhd                                      163,530  226,783
*   Perdana Petroleum Bhd                                      82,500   39,897
*   Perisai Petroleum Teknologi Bhd                           130,500   48,929
    PJ Development Holdings Bhd                                21,900    5,760
    POS Malaysia BHD                                           86,000  123,032
    PPB Group Bhd                                             130,700  549,931
    Press Metal Bhd                                            49,300   28,999
    Public Bank Bhd                                            89,600  483,677
    QL Resources Bhd                                           72,200   71,021
    RHB Capital Bhd                                           171,575  478,552
    Rimbunan Sawit Bhd                                        239,000   62,095
    Salcon Bhd                                                100,000   16,273
*   Sapurakencana Petroleum Bhd                               431,611  451,336
    Sarawak Oil Palms Bhd                                      23,200   42,933
    Sarawak Plantation Bhd                                      6,400    5,406
    Selangor Dredging Bhd                                     190,000   47,224
    Selangor Properties Bhd                                     2,100    2,691
    Shangri-La Hotels Malaysia Bhd                            101,700  170,076
    Shell Refining Co. Federation of Malaya Bhd                44,800  124,318
    SHL Consolidated BHD                                       98,500   44,925
    Star Publications Malaysia Bhd                             80,200   64,050
    Subur Tiasa Holdings Bhd                                   70,415   42,680
    Sunway Bhd                                                160,900  153,297
    Supermax Corp. Bhd                                        174,350  114,111
    Suria Capital Holdings Bhd                                 18,100    9,046
    Syarikat Takaful Malaysia Bhd                              14,400   31,454
*   Symphony Life Bhd                                          57,015   16,586
    Ta Ann Holdings Bhd                                        39,289   45,069
    TA Enterprise Bhd                                         297,700   49,425
    TA Global Bhd                                             264,180   20,428
    TAN Chong Motor Holdings BHD                               68,500  122,320
    Tasek Corp. Bhd                                             2,100   10,709
    Telekom Malaysia Bhd                                      161,600  293,194
    Tenaga Nasional Bhd                                       305,600  788,521
    TH Plantations Bhd                                         51,100   36,842
    Time dotCom Bhd                                           101,900  133,065
    Top Glove Corp. Bhd                                        88,600  184,123
    TSH Resources Bhd                                          72,800   51,449
    Uchi Technologies Bhd                                      51,700   20,918
*   UEM Land Holdings Bhd                                     419,364  346,109

                                     1114

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
MALAYSIA -- (Continued)
    UMW Holdings Bhd                                        114,800 $   539,766
    Unico-Desa Plantations Bhd                              214,540      75,488
    Unisem M Bhd                                            131,930      37,306
    United Malacca Bhd                                       20,100      48,223
    United Plantations BHD                                   21,300     194,987
    UOA Development Bhd                                      80,400      58,492
    VS Industry Bhd                                          56,245      23,865
    Wah Seong Corp. Bhd                                      91,829      49,234
    WCT Bhd                                                 289,780     228,726
    WTK Holdings BHD                                         52,300      16,777
    Yinson Holdings BHD                                       6,100       5,598
    YNH Property Bhd                                             99          60
    YTL Corp. Bhd                                         1,130,864     609,439
    YTL E-Solutions BHD                                      48,400       9,387
*   YTL Land & Development BHD                               61,900      18,230
    YTL Power International Bhd                             461,773     229,237
    Zhulian Corp. Bhd                                        23,100      20,503
                                                                    -----------
TOTAL MALAYSIA                                                       23,660,931
                                                                    -----------
MEXICO -- (5.6%)
    Alfa S.A.B. de C.V. Class A                             769,822   1,787,246
*   Alsea S.A.B. de C.V.                                     98,312     298,768
#   America Movil S.A.B. de C.V. Series L                 1,437,232   1,539,938
    America Movil S.A.B. de C.V. Series L ADR               116,618   2,493,293
    Arca Continental S.A.B. de C.V.                          60,659     496,420
#*  Axtel S.A.B. de C.V.                                    305,060     101,249
    Banregio Grupo Financiero S.A.B. de C.V.                 11,900      65,565
*   Bio Pappel S.A.B. de C.V.                                25,132      45,846
    Bolsa Mexicana de Valores S.A.B. de C.V.                 81,094     221,597
*   Cemex S.A.B. de C.V. Sponsored ADR                      326,379   3,671,764
    Cia Minera Autlan S.A.B. de C.V. Series B                17,200      15,256
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR              4,011     647,255
    Compartamos S.A.B. de C.V.                              129,600     215,603
#*  Consorcio ARA S.A.B. de C.V. Series *                   249,600      82,225
    Controladora Comercial Mexicana S.A.B. de C.V.          181,458     698,048
*   Corp. GEO S.A.B. de C.V. Series B                       185,607      64,354
    Corp. Moctezuma S.A.B. de C.V. Series *                  87,200     271,461
#*  Desarrolladora Homex S.A.B. de C.V.                      45,100      36,623
#*  Desarrolladora Homex S.A.B. de C.V. ADR                   3,666      17,890
    El Puerto de Liverpool S.A.B. de C.V.                    26,541     335,678
*   Empresas ICA S.A.B. de C.V.                              37,500     103,152
#*  Empresas ICA S.A.B. de C.V. Sponsored ADR                43,420     478,054
*   Financiera Independencia S.A.B. de C.V.                  21,447      10,050
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
      ADR                                                    28,580   3,240,686
*   Gruma S.A.B. de C.V. Class B                            106,818     530,382
*   Grupo Aeromexico S.A.B. de C.V.                             600         864
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.      63,375     242,387
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR 10,080 583,430 Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                                16,100      93,254
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR        4,062     504,135
    Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                                15,400     191,132
#   Grupo Bimbo S.A.B. de C.V. Series A                     355,699   1,158,586

                                     1115

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
MEXICO -- (Continued)
    Grupo Carso S.A.B. de C.V. Series A1                    128,453 $   732,170
    Grupo Comercial Chedraui S.A. de C.V.                    60,296     229,816
#*  Grupo Famsa S.A.B. de C.V. Class A                       80,346     159,934
    Grupo Financiero Banorte S.A.B. de C.V.                 507,846   3,826,945
    Grupo Financiero Inbursa S.A.B. de C.V.                 402,677   1,168,006
    Grupo Herdez S.A.B. de C.V. Series *                     45,119     164,241
#   Grupo KUO S.A.B. de C.V. Series B                        28,600      71,298
    Grupo Mexico S.A.B. de C.V. Series B                    602,907   2,164,394
*   Grupo Pochteca S.A.B. de C.V.                            23,090      44,403
*   Grupo Simec S.A.B. de C.V. Series B                      27,500     126,897
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                  1,721      23,612
*   Grupo Sports World S.A.B. de C.V.                        16,500      27,110
#   Grupo Televisa S.A.B. Series CPO                        165,410     838,336
    Grupo Televisa S.A.B. Sponsored ADR                      89,689   2,270,925
*   Impulsora del Desarrollo y El Empleo en America
      Latina S.A.B. de C.V.                                 163,400     396,042
    Industrias Bachoco S.A.B. de C.V. ADR                     1,161      39,497
    Industrias Bachoco S.A.B. de C.V. Series B                8,451      23,956
*   Industrias CH S.A.B. de C.V. Series B                    59,811     481,845
#   Industrias Penoles S.A.B. de C.V.                        13,840     581,250
*   Inmuebles Carso S.A.B. de C.V.                           84,300      84,006
    Kimberly-Clark de Mexico S.A.B. de C.V. Class A         247,100     865,297
    Megacable Holdings S.A.B. de C.V.                        40,989     133,949
    Mexichem S.A.B. de C.V.                                 156,651     799,104
#*  Minera Frisco S.A.B. de C.V.                             88,740     379,741
#*  OHL Mexico S.A.B. de C.V.                               141,903     439,185
    Organizacion Soriana S.A.B. de C.V. Class B             245,520   1,011,011
#*  Promotora y Operadora de Infraestructura S.A.B. de
      C.V.                                                   44,535     397,328
    TV Azteca S.A.B. de C.V.                                246,369     182,408
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.                 102,404      15,181
    Wal-Mart de Mexico S.A.B. de C.V. Series V              388,860   1,233,612
                                                                    -----------
TOTAL MEXICO                                                         39,153,690
                                                                    -----------
PERU -- (0.2%)
    Cementos Pacasmayo SAA ADR                                1,200      17,052
    Cia de Minas Buenaventura SA ADR                         15,794     316,196
    Credicorp, Ltd.                                           6,636     999,315
                                                                    -----------
TOTAL PERU                                                            1,332,563
                                                                    -----------
PHILIPPINES -- (1.5%)
    Aboitiz Equity Ventures, Inc.                           195,800     271,270
    Aboitiz Power Corp.                                     236,700     214,530
    Alliance Global Group, Inc.                           1,180,600     680,694
    Atlas Consolidated Mining & Development                 168,700      85,136
    Ayala Corp.                                              28,881     450,205
    Ayala Land, Inc.                                        454,660     359,065
    Bank of the Philippine Islands                           84,392     210,759
*   BDO Unibank, Inc.                                       231,976     517,224
*   Belle Corp.                                           1,041,600     163,982
    Cebu Air, Inc.                                           70,340     139,274
    China Banking Corp.                                      85,270     143,137
    DMCI Holdings, Inc.                                     169,280     234,628
    EEI Corp.                                                72,700      25,583

                                     1116

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
PHILIPPINES -- (Continued)
*   Empire East Land Holdings, Inc.                       1,223,000 $    33,333
    Energy Development Corp.                              1,397,900     221,318
    Filinvest Land, Inc.                                  4,373,000     217,016
*   First Gen Corp.                                         286,400     156,988
    First Philippine Holdings Corp.                          84,800     220,473
*   Global-Estate Resorts, Inc.                             685,000      42,442
    Globe Telecom, Inc.                                       9,630     334,659
    International Container Terminal Services, Inc.         171,870     384,307
    JG Summit Holdings, Inc.                                183,400     211,637
    Jollibee Foods Corp.                                     62,850     196,330
    Lafarge Republic, Inc.                                  205,362      54,254
*   Lepanto Consolidated Mining                             911,000      21,284
    Lopez Holdings Corp.                                    796,900     135,415
    Macroasia Corp.                                          79,000       5,018
    Manila Electric Co.                                      17,630     160,265
    Manila Water Co., Inc.                                  191,000     185,472
    Megaworld Corp.                                       4,366,000     440,839
    Metropolitan Bank & Trust                                69,105     209,165
*   Pepsi-Cola Products Philippines, Inc.                   287,000      43,439
*   Philex Petroleum Corp.                                   10,900       7,128
    Philippine Long Distance Telephone Co. Sponsored ADR      3,130     229,961
*   Philippine National Bank                                 58,920     164,750
    Philippine Stock Exchange, Inc.                           4,420      51,565
    Philodrill Corp.                                      5,000,000       5,108
    Phoenix Petroleum Philippines, Inc.                     104,800      24,733
    RFM Corp.                                               243,000      33,593
    Rizal Commercial Banking Corp.                           73,674     132,500
    Robinsons Land Corp.                                    365,500     228,504
    San Miguel Corp.                                         81,320     238,995
    Security Bank Corp.                                      47,890     229,576
    Semirara Mining Corp.                                    20,950     152,790
    SM Development Corp.                                    605,693     125,133
    SM Investments Corp.                                     28,840     802,901
    SM Prime Holdings, Inc.                                 706,425     343,755
    Union Bank Of Philippines                                48,260     170,714
    Universal Robina Corp.                                  154,980     447,330
    Vista Land & Lifescapes, Inc.                         1,133,000     180,864
                                                                    -----------
TOTAL PHILIPPINES                                                    10,339,041
                                                                    -----------
POLAND -- (1.4%)
    Agora SA                                                 10,877      21,417
*   Alchemia SA                                              11,709      14,514
*   AmRest Holdings SE                                        2,322      59,696
    Apator SA                                                   993       9,116
    Asseco Poland SA                                         18,395     249,668
    Bank Handlowy w Warszawie SA                              7,643     227,652
*   Bank Millennium SA                                      104,939     160,370
    Bank Pekao SA                                            10,199     489,297
    Bank Zachodni WBK SA                                        466      38,830
*   Boryszew SA                                             566,124      80,763
*   BRE Bank SA                                               2,733     299,283
    Budimex SA                                                  993      24,319

                                     1117

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
POLAND -- (Continued)
    CCC SA                                                    1,576 $   36,424
*   CD Projekt Red SA                                        15,498     37,065
*   Ciech SA                                                 11,319     78,570
*   Cinema City International NV                                439      3,637
*   Cyfrowy Polsat SA                                        16,170     85,471
*   Echo Investment SA                                       43,544     78,719
    Elektrobudowa SA                                             39      1,528
    Emperia Holding SA                                        2,337     40,595
    Enea SA                                                  27,747    114,208
    Eurocash SA                                              10,564    190,487
    Fabryki Mebli Forte SA                                    1,878      9,544
    Firma Oponiarska Debica SA                                1,289     26,958
    Getin Holding SA                                        110,019     77,785
*   Getin Noble Bank SA                                     149,661     74,489
    Grupa Azoty SA                                            7,050    135,969
    Grupa Kety SA                                             1,634     72,873
*   Grupa Lotos SA                                           21,710    261,509
*   Hawe SA                                                  30,550     27,716
*   Impexmetal SA                                            10,503      6,907
*   ING Bank Slaski SA                                        5,809    165,520
    Inter Cars SA                                               702     21,750
    Jastrzebska Spolka Weglowa SA                             8,242    219,379
*   Kernel Holding SA                                        12,694    230,540
    KGHM Polska Miedz SA                                     25,709  1,209,630
*   Kopex SA                                                  6,846     24,104
    LPP SA                                                       68    137,712
    Lubelski Wegiel Bogdanka SA                               6,589    244,880
*   Netia SA                                                 73,376     97,614
    Orbis SA                                                  4,959     54,679
    Pelion SA                                                 2,616     48,377
*   Petrolinvest SA                                          63,657     15,937
    PGE SA                                                  129,433    672,660
*   Polimex-Mostostal SA                                     92,257      8,176
*   Polnord SA                                                5,426      8,116
*   Polski Koncern Naftowy Orlen S.A.                        80,758  1,253,943
*   Polskie Gornictwo Naftowe i Gazownictwo SA              206,042    348,364
    Powszechna Kasa Oszczednosci Bank Polski SA              71,741    747,039
    Powszechny Zaklad Ubezpieczen SA                          3,601    496,687
*   PZ Cormay SA                                              4,936     17,811
*   Rafako SA                                                 6,073      5,764
*   Rovese SA                                                47,343     21,471
*   Stalprodukt SA                                              290     14,771
    Synthos SA                                               91,367    136,284
    Tauron Polska Energia SA                                227,754    303,911
    Telekomunikacja Polska SA                                68,020    151,744
    TVN SA                                                   28,596     78,787
    Warsaw Stock Exchange                                     1,958     23,432
    Zaklady Chemiczne Police SA                               3,091     20,574
                                                                    ----------
TOTAL POLAND                                                         9,815,035
                                                                    ----------
RUSSIA -- (2.8%)
*   Etalon Group, Ltd. GDR                                   33,627    144,469

                                     1118

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
RUSSIA -- (Continued)
    Eurasia Drilling Co., Ltd. GDR                           18,349 $   718,846
    Federal Hydrogenerating Co. JSC ADR                     238,083     411,193
    Gazprom OAO Sponsored ADR                               769,698   6,129,846
    Globaltrans Investment P.L.C. GDR                         6,517      92,586
*   Integra Group Holdings GDR                               26,558       6,972
    Lukoil OAO Sponsored ADR                                 48,151   3,061,629
    Magnitogorsk Iron & Steel Works GDR                      32,131      97,093
    Mail.ru Group, Ltd. GDR                                   7,951     215,022
#   Mechel Sponsored ADR                                     47,076     192,070
*   MMC Norilsk Nickel OJSC ADR                              54,136     835,626
    Novolipetsk Steel OJSC GDR                               13,497     226,735
    Novorossiysk Commercial Sea Port PJSC GDR                11,548      79,720
    O'Key Group SA GDR                                        6,334      76,168
*   PIK Group GDR                                            34,934      69,457
    Rosneft OAO GDR                                         114,287     783,841
    Rostelecom OJSC Sponsored ADR                             9,922     222,092
*   Sberbank of Russia Sponsored ADR                        245,144   3,164,005
    Severstal OAO GDR                                        24,527     210,011
    Tatneft OAO Sponsored ADR                                31,601   1,198,977
    TMK OAO GDR                                               5,575      70,879
    Uralkali OJSC GDR                                        18,787     681,313
    VimpelCom, Ltd. Sponsored ADR                            52,590     575,861
    VTB Bank OJSC GDR                                       119,197     376,830
*   X5 Retail Group NV GDR                                   14,061     246,729
                                                                    -----------
TOTAL RUSSIA                                                         19,887,970
                                                                    -----------
SOUTH AFRICA -- (6.2%)
    ABSA Group, Ltd.                                         53,567     882,527
    Acucap Properties, Ltd.                                     541       3,165
    Adcorp Holdings, Ltd.                                    20,714      66,482
    Advtech, Ltd.                                           120,102      88,487
    Aeci, Ltd.                                               31,794     355,842
    Afgri, Ltd.                                              66,963      36,373
#   African Bank Investments, Ltd.                          174,095     553,290
    African Oxygen, Ltd.                                     35,052      80,863
    African Rainbow Minerals, Ltd.                           33,787     666,647
    Allied Electronics Corp., Ltd.                            1,837       4,267
    Allied Technologies, Ltd.                                12,239      43,710
#*  Anglo American Platinum, Ltd.                            10,178     387,910
#   AngloGold Ashanti, Ltd. Sponsored ADR                    69,070   1,346,865
    Argent Industrial, Ltd.                                   1,517         981
#   Assore, Ltd.                                              5,292     172,659
    Astral Foods, Ltd.                                       10,581     111,297
    Aveng, Ltd.                                             124,894     410,649
    AVI, Ltd.                                                59,952     360,673
    Barloworld, Ltd.                                         68,646     719,590
    Bidvest Group, Ltd.                                      46,623   1,213,506
    Blue Label Telecoms, Ltd.                               103,795      89,224
*   Brait SE                                                  1,409       5,759
    Business Connexion Group, Ltd.                           65,032      39,084
    Capitec Bank Holdings, Ltd.                               7,870     191,692
    Cashbuild, Ltd.                                           5,116      73,989

                                     1119

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SOUTH AFRICA -- (Continued)
    Caxton and CTP Publishers and Printers, Ltd.             26,485 $   51,210
    City Lodge Hotels, Ltd.                                   7,427    105,962
    Clicks Group, Ltd.                                       54,133    345,292
    Clover Industries, Ltd.                                  29,746     58,922
*   Consolidated Infrastructure Group, Ltd.                     920      1,866
    Coronation Fund Managers, Ltd.                           54,943    328,964
    DataTec, Ltd.                                            59,899    337,402
    Discovery, Ltd.                                          61,065    556,851
*   Distribution and Warehousing Network, Ltd.               43,764     38,784
    DRDGOLD, Ltd.                                           114,356     76,872
    DRDGOLD, Ltd. Sponsored ADR                               1,600     10,896
    EOH Holdings, Ltd.                                       30,708    169,295
    Eqstra Holdings, Ltd.                                    87,411     60,520
*   Evraz Highveld Steel and Vanadium, Ltd.                   5,882     11,478
#   Exxaro Resources, Ltd.                                   25,436    400,610
    Famous Brands, Ltd.                                       8,937     86,916
    FirstRand, Ltd.                                         481,846  1,676,391
    Foschini Group, Ltd. (The)                               34,254    439,561
*   Gijima Group, Ltd.                                      305,008      3,047
    Gold Fields, Ltd.                                         8,786     65,873
#   Gold Fields, Ltd. Sponsored ADR                         175,611  1,310,058
    Grindrod, Ltd.                                          124,150    260,163
    Group Five, Ltd.                                         31,179    118,143
    Growthpoint Properties, Ltd.                             50,177    164,939
    Harmony Gold Mining Co., Ltd.                            50,878    257,211
    Harmony Gold Mining Co., Ltd. Sponsored ADR              55,343    283,910
    Holdsport, Ltd.                                           6,165     30,604
    Hudaco Industries, Ltd.                                  12,404    121,887
*   Hulamin, Ltd.                                            41,925     22,512
    Iliad Africa, Ltd.                                       37,928     21,029
    Illovo Sugar, Ltd.                                       84,521    326,453
    Impala Platinum Holdings, Ltd.                          130,985  1,795,076
    Imperial Holdings, Ltd.                                  48,042  1,065,035
    Investec, Ltd.                                           62,254    447,335
    JD Group, Ltd.                                           47,159    173,944
    JSE, Ltd.                                                24,815    212,237
    Kumba Iron Ore, Ltd.                                      5,729    303,695
    Lewis Group, Ltd.                                        28,892    189,985
    Liberty Holdings, Ltd.                                   32,452    432,570
    Massmart Holdings, Ltd.                                  17,335    359,422
*   Merafe Resources, Ltd.                                  213,666     18,080
    Metair Investments, Ltd.                                 32,778    122,309
    MMI Holdings, Ltd.                                      312,967    799,338
    Mondi, Ltd.                                              27,785    373,767
    Mpact, Ltd.                                              45,066    120,298
    Mr Price Group, Ltd.                                     33,710    485,019
*   Murray & Roberts Holdings, Ltd.                         153,311    375,707
*   Mvelaserve, Ltd.                                         18,443     16,983
    Nampak, Ltd.                                            126,608    465,518
    Naspers, Ltd. Class N                                    33,419  2,239,495
    Nedbank Group, Ltd.                                      52,758  1,121,809
*   Northam Platinum, Ltd.                                   75,831    281,902

                                     1120

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH AFRICA -- (Continued)
    Oceana Group, Ltd.                                       10,675 $    95,324
    Omnia Holdings, Ltd.                                     17,527     308,155
*   Palabora Mining Co., Ltd.                                 4,584      54,503
    Peregrine Holdings, Ltd.                                 26,279      32,810
    Petmin, Ltd.                                             40,487       9,921
#   Pick n Pay Stores, Ltd.                                  36,505     173,040
#   Pinnacle Technology Holdings, Ltd.                       31,383      77,003
    Pioneer Foods, Ltd.                                      19,369     167,460
    PPC, Ltd.                                               102,624     375,602
    Premium Properties, Ltd.                                 22,528      53,838
    PSG Group, Ltd.                                          34,356     252,895
    Rainbow Chicken, Ltd.                                     6,502      11,163
    Raubex Group, Ltd.                                       25,981      54,000
    Resilient Property Income Fund, Ltd.                     51,931     343,292
    Reunert, Ltd.                                            43,908     382,180
*   Royal Bafokeng Platinum, Ltd.                             6,162      37,557
    Sanlam, Ltd.                                            362,139   1,858,068
    Santam, Ltd.                                              6,309     123,878
*   Sappi, Ltd.                                              14,126      42,459
*   Sappi, Ltd. Sponsored ADR                               140,883     425,467
    Sasol, Ltd.                                              12,915     559,433
    Sasol, Ltd. Sponsored ADR                                72,257   3,137,399
*   Sentula Mining, Ltd.                                    109,719      16,600
    Shoprite Holdings, Ltd.                                  41,253     783,382
*   Sibanye Gold, Ltd.                                        8,786       8,322
#*  Sibanye Gold, Ltd. Sponsored ADR                         43,902     169,023
    Spur Corp., Ltd.                                         13,016      43,859
    Standard Bank Group, Ltd.                               179,157   2,240,265
*   Steinhoff International Holdings, Ltd.                  300,385     802,313
*   Super Group, Ltd.                                        97,704     262,664
*   Telkom SA SOC, Ltd.                                      67,860      96,894
    Tiger Brands, Ltd.                                       16,692     519,901
*   Times Media Group, Ltd.                                   8,973      16,707
    Tongaat Hulett, Ltd.                                     33,974     493,680
    Trencor, Ltd.                                            38,678     273,982
    Truworths International, Ltd.                            72,603     722,782
    Vodacom Group, Ltd.                                      29,615     347,342
    Wilson Bayly Holmes-Ovcon, Ltd.                          18,373     316,567
    Woolworths Holdings, Ltd.                                69,516     542,476
    Zeder Investments, Ltd.                                 148,664      63,757
                                                                    -----------
TOTAL SOUTH AFRICA                                                   43,344,639
                                                                    -----------
SOUTH KOREA -- (13.3%)
#*  3S Korea Co., Ltd.                                       14,725      96,968
*   Actoz Soft Co., Ltd.                                      1,027      55,356
#*  Advanced Process Systems Corp.                            3,786      46,389
    Aekyung Petrochemical Co., Ltd.                             278      14,141
#   Agabang&Company                                           8,058      45,523
#   Ahnlab, Inc.                                                934      49,169
    AK Holdings, Inc.                                           494      11,839
#   Amorepacific Corp.                                          504     412,016
    AMOREPACIFIC Group                                          750     284,771

                                     1121

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
SOUTH KOREA -- (Continued)
    Anapass, Inc.                                             4,285 $   57,871
    Asia Cement Co., Ltd.                                       721     46,653
*   Asiana Airlines, Inc.                                    33,400    158,835
    AtlasBX Co., Ltd.                                         2,725     96,593
*   AUK Corp.                                                 5,660     11,202
*   Avaco Co., Ltd.                                           7,631     48,650
*   Basic House Co., Ltd. (The)                               4,590     85,368
*   BH Co., Ltd.                                              4,076     51,653
    BHI Co., Ltd.                                             1,809     38,399
    Binggrae Co., Ltd.                                          955    118,876
#   Bioland, Ltd.                                             2,817     46,374
*   Boryung Medience Co., Ltd.                                3,648     25,986
    BS Financial Group, Inc.                                 57,150    753,577
    Busan City Gas Co., Ltd.                                  1,850     48,061
    Byucksan Corp.                                            2,510      4,399
#*  CammSys Corp.                                            24,019     78,616
#   Capro Corp.                                              10,760     99,946
    Cheil Industries, Inc.                                   12,495  1,078,008
*   Cheil Worldwide, Inc.                                    15,060    372,317
    Chemtronics Co., Ltd.                                     1,838     42,259
#*  Chin Hung International, Inc.                            18,522     21,891
*   China Great Star International, Ltd.                     13,195     16,913
*   China Ocean Resources Co., Ltd.                          21,710     61,227
    Chosun Refractories Co., Ltd.                                53      3,610
    CJ CGV Co., Ltd.                                          2,390    122,265
    CJ CheilJedang Corp.                                      1,988    588,641
*   CJ E&M Corp.                                              6,693    226,438
*   CJ Korea Express Co., Ltd.                                1,736    167,325
*   CNK International Co., Ltd.                               6,947     29,276
*   Com2uSCorp                                                1,845     85,903
    Cosmax, Inc.                                              1,960     98,731
*   Cosmochemical Co., Ltd.                                   2,170     13,821
    Coway Co., Ltd.                                           7,010    355,257
    Credu Corp.                                                 719     27,963
    Crown Confectionery Co., Ltd.                               339     85,167
*   CrucialTec Co., Ltd.                                      5,184     66,965
#*  D.I Corp.                                                 7,090     59,341
    Dae Dong Industrial Co., Ltd.                             1,430      7,790
    Dae Han Flour Mills Co., Ltd.                               285     41,960
    Dae Won Kang Up Co., Ltd.                                 6,670     49,661
    Daechang Co., Ltd.                                       19,890     24,182
    Daeduck Electronics Co.                                   9,060    100,061
    Daeduck GDS Co., Ltd.                                     6,910    140,533
    Daegu Department Store                                    1,950     24,267
    Daehan Steel Co., Ltd.                                    5,070     32,330
*   Daekyung Machinery & Engineering Co., Ltd.               11,720     20,385
    Daelim Industrial Co., Ltd.                               8,619    603,669
    Daesang Corp.                                             4,680    180,659
    Daesang Holdings Co., Ltd.                                2,390     19,208
#*  Daewoo Engineering & Construction Co., Ltd.              25,380    174,459
    Daewoo Securities Co., Ltd.                              51,901    515,460
#   Daewoo Shipbuilding & Marine Engineering Co., Ltd.       25,161    605,700

                                     1122

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
SOUTH KOREA -- (Continued)
    Daishin Securities Co., Ltd.                             13,460 $  114,362
*   Danal Co., Ltd.                                           2,267     27,152
    Daou Technology, Inc.                                     8,200    149,446
*   Dasan Networks, Inc.                                      3,142     16,358
    Daum Communications Corp.                                 2,032    166,111
#   Dayou Automotive Seat Technology Co., Ltd.               27,800     32,752
    DGB Financial Group, Inc.                                48,980    685,716
*   Digitech Systems Co., Ltd.                                3,126     27,294
#*  DIO Corp.                                                 4,669     49,709
*   Dong Yang Gang Chul Co., Ltd.                             5,950     14,032
    Dong-Ah Geological Engineering Co., Ltd.                  1,200     12,711
    Dong-II Corp.                                                87      4,258
    Dongaone Co., Ltd.                                        8,260     27,468
    Dongbang Transport Logistics Co., Ltd.                    6,840     17,796
*   Dongbu HiTek Co., Ltd.                                    7,420     40,300
    Dongbu Insurance Co., Ltd.                               10,943    442,113
    Dongbu Securities Co., Ltd.                              13,140     46,780
*   Dongbu Steel Co., Ltd.                                    6,874     18,953
    Dongjin Semichem Co., Ltd.                                7,060     30,164
*   Dongkook Industrial Co., Ltd.                             4,040     15,249
#   Dongkuk Steel Mill Co., Ltd.                             12,370    129,446
    DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.               5,059     19,550
    Dongsung Holdings Co., Ltd.                               3,940     27,053
    Dongwon F&B Co., Ltd.                                       759     93,673
    Dongwon Industries Co., Ltd.                                318    109,452
    Dongyang Mechatronics Corp.                               7,130     75,260
#*  Doosan Engine Co., Ltd.                                   8,950     70,261
*   Doosan Engineering & Construction Co., Ltd.              15,776     35,267
    Doosan Heavy Industries & Construction Co., Ltd.         14,785    550,846
#*  Doosan Infracore Co., Ltd.                               25,940    308,095
    Dragonfly GF Co., Ltd.                                    2,130     24,410
#*  Duksan Hi-Metal Co., Ltd.                                 2,788     69,237
    DuzonBIzon Co., Ltd.                                      4,340     60,152
    e-LITECOM Co., Ltd.                                       2,965     46,895
    E-Mart Co., Ltd.                                          5,346  1,044,332
    E1 Corp.                                                    559     41,172
#   Easy Bio, Inc.                                           12,774     68,051
*   Ecopro Co., Ltd.                                          3,593     29,921
    EG Corp.                                                  1,936     49,209
*   ELK Corp.                                                 1,625     25,696
    ENF Technology Co., Ltd.                                  2,690     32,158
    Eugene Corp.                                              9,086     29,420
*   Eugene Investment & Securities Co., Ltd.                  8,900     19,947
    Eugene Technology Co., Ltd.                               2,170     44,767
    Fila Korea, Ltd.                                          3,295    213,537
*   Flexcom, Inc.                                             1,401     27,960
*   Foosung Co., Ltd.                                         8,920     36,694
    Fursys, Inc.                                              1,797     43,583
#*  Gamevil, Inc.                                               784     74,813
    Gaon Cable Co., Ltd.                                         70      1,436
#*  Genic Co., Ltd.                                           1,734     43,241
    GIIR, Inc.                                                2,100     16,249

                                     1123

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
SOUTH KOREA -- (Continued)
    Global & Yuasa Battery Co., Ltd.                          1,530 $   75,628
*   GNCO Co., Ltd.                                           10,287     20,900
#   GS Engineering & Construction Corp.                      11,076    304,901
    GS Global Corp.                                           7,260     73,241
    GS Holdings                                              16,223    803,972
    Gwangju Shinsegae Co., Ltd.                                 188     44,733
    Haesung Industrial Co., Ltd.                                574     18,411
    Halla Engineering & Construction Corp.                    4,540     24,367
    Halla Visteon Climate Control Corp.                       5,430    146,932
    Han Kuk Carbon Co., Ltd.                                  9,150     71,404
    Hana Financial Group, Inc.                               74,775  2,394,747
    Handsome Co., Ltd.                                        4,990    149,452
    Hanil Cement Co., Ltd.                                    1,489     68,900
    Hanil E-Wha Co., Ltd.                                     8,450    102,269
#*  Hanjin Heavy Industries & Construction Co., Ltd.         18,065    130,931
    Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd.                                                    3,084     18,502
*   Hanjin Shipping Co., Ltd.                                29,330    220,145
*   Hanjin Shipping Holdings Co., Ltd.                        3,216     14,338
    Hanjin Transportation Co., Ltd.                           2,540     52,293
    Hankook Shell Oil Co., Ltd.                                 168     57,384
    Hankook Tire Co., Ltd.                                    8,969    390,776
    Hankook Tire Worldwide Co., Ltd.                          2,050     37,291
*   Hankuk Glass Industries, Inc.                             1,820     31,417
    Hankuk Paper Manufacturing Co., Ltd.                        770     19,391
#   Hanmi Semiconductor Co., Ltd.                             7,550     66,920
    Hansol Chemical Co., Ltd.                                 2,570     64,663
    Hansol CSN                                               18,940     65,537
*   Hansol HomeDeco Co., Ltd.                                40,610     49,421
    Hansol Paper Co.                                         11,550    154,128
*   Hansol Technics Co., Ltd.                                 3,821     92,267
    Hanssem Co., Ltd.                                         2,170     52,248
#   Hanwha Chemical Corp.                                    27,006    401,813
    Hanwha Corp.                                             15,494    439,198
*   Hanwha General Insurance Co., Ltd.                        5,190     24,290
    Hanwha Investment & Securities Co., Ltd.                 21,144     76,727
    Hanwha Life Insurance Co., Ltd.                          53,500    325,743
    Hanyang Securities Co., Ltd.                              1,030      5,801
#   Heung-A Shipping Co., Ltd.                               22,340     36,690
    HMC Investment Securities Co., Ltd.                       7,873     88,144
    Hotel Shilla Co., Ltd.                                    6,980    369,422
    Huchems Fine Chemical Corp.                               4,764     99,546
    Husteel Co., Ltd.                                         1,240     28,943
    Hwa Shin Co., Ltd.                                        4,870     54,045
    Hwacheon Machine Tool Co., Ltd.                             240     10,253
    Hy-Lok Corp.                                              2,027     41,470
    Hyosung Corp.                                             8,200    413,251
*   Hyundai BNG Steel Co., Ltd.                               2,940     31,824
    Hyundai Corp.                                             3,870     91,151
    Hyundai Department Store Co., Ltd.                        4,248    617,826
#   Hyundai Development Co.                                  20,312    417,735
#*  Hyundai Elevator Co., Ltd.                                1,225     90,658
    Hyundai Engineering & Construction Co., Ltd.             14,249    749,263

                                     1124

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
SOUTH KOREA -- (Continued)
    Hyundai Engineering Plastics Co., Ltd.                    3,250 $   19,509
#   Hyundai Glovis Co., Ltd.                                  1,385    233,143
    Hyundai Greenfood Co., Ltd.                              14,190    228,856
    Hyundai Heavy Industries Co., Ltd.                        6,447  1,179,534
    Hyundai Hy Communications & Networks Co., Ltd.           12,240     66,003
    Hyundai Hysco Co., Ltd.                                   8,450    236,850
    Hyundai Marine & Fire Insurance Co., Ltd.                15,770    444,288
#*  Hyundai Merchant Marine Co., Ltd.                         7,016     65,362
    Hyundai Mobis                                             9,187  2,088,839
    Hyundai Securities Co., Ltd.                             43,302    301,451
    Hyundai Steel Co.                                        14,307    993,993
    Hyundai Wia Corp.                                         2,605    336,634
    Hyunjin Materials Co., Ltd.                               3,137     17,575
*   ICD Co., Ltd.                                             2,226     28,464
    Iljin Display Co., Ltd.                                   3,030     60,199
    Iljin Electric Co., Ltd.                                  5,910     20,479
*   Iljin Materials Co., Ltd.                                 5,710     55,290
    Ilshin Spinning Co., Ltd.                                   409     37,021
    IM Co., Ltd.                                              5,419     33,308
    iMarketKorea, Inc.                                        2,300     55,096
    Industrial Bank of Korea                                 44,560    510,708
*   Infinitt Healthcare Co., Ltd.                             5,114     52,040
*   Infopia Co., Ltd.                                         2,026     37,554
*   Infraware, Inc.                                           5,651     71,180
*   InkTec Co., Ltd.                                          2,097     63,126
    InnoWireless, Inc.                                        1,034     16,038
*   Innox Corp.                                               1,561     45,073
#*  Interflex Co., Ltd.                                       2,187     92,291
#   Interpark Corp.                                          10,479     83,850
    INTOPS Co., Ltd.                                          1,868     54,728
    Inzi Controls Co., Ltd.                                   2,210     13,428
    INZI Display Co., Ltd.                                    5,255     13,553
*   IS Dongseo Co., Ltd.                                      2,725     31,229
    ISU Chemical Co., Ltd.                                    5,540     98,269
*   IsuPetasys Co., Ltd.                                      6,490     40,644
    Jahwa Electronics Co., Ltd.                               3,470     88,655
#   JCEntertainment Corp.                                     1,638     23,851
    Jeonbuk Bank                                             21,573    118,546
    Jinsung T.E.C.                                            1,807     11,468
#*  Joymax Co., Ltd.                                          1,748     79,113
*   JVM Co., Ltd.                                               443     23,038
#*  JYP Entertainment Corp.                                   7,076     32,010
    KB Financial Group, Inc.                                  5,670    185,422
    KB Financial Group, Inc. ADR                             47,332  1,552,490
    KC Tech Co., Ltd.                                        13,940     67,574
    KCC Corp.                                                 1,375    408,784
#   KCP Co., Ltd.                                             4,202     57,281
*   KEC Corp.                                                16,880      3,840
    KEPCO Engineering & Construction Co., Inc.                2,109    167,969
    KEPCO Plant Service & Engineering Co., Ltd.               1,694     87,502
    KG Chemical Corp.                                         2,680     41,545
#   Kginicis Co., Ltd.                                        2,590     41,617

                                     1125

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
#   KGMobilians Co., Ltd.                                    4,423 $   65,981
*   KH Vatec Co., Ltd.                                       3,521     73,993
    KISCO Corp.                                              1,168     30,228
    KISCO Holdings Co., Ltd.                                    41      1,689
    KISWIRE, Ltd.                                            2,396     79,886
    KIWOOM Securities Co., Ltd.                              3,603    221,157
*   Koentec Co., Ltd.                                       13,257     26,675
    Koh Young Technology, Inc.                                 823     25,615
    Kolao Holdings                                           2,982     81,302
    Kolon Corp.                                              3,520     84,783
*   Kolon Global Corp.                                      15,080     52,240
    Kolon Industries, Inc.                                   5,315    246,399
    KONA I Co., Ltd.                                         2,745     70,409
*   Korea Circuit Co., Ltd.                                  2,200     42,337
    Korea District Heating Corp.                               940     91,265
*   Korea Electric Power Corp.                              15,780    454,972
*   Korea Electric Power Corp. Sponsored ADR                19,370    277,378
    Korea Electric Terminal Co., Ltd.                        1,640     50,900
    Korea Gas Corp.                                          4,802    308,333
    Korea Investment Holdings Co., Ltd.                     11,270    474,987
*   Korea Kolmar Co., Ltd.                                   2,301     68,522
    Korea Kolmar Holdings Co., Ltd.                          1,107     16,915
*   Korea Petrochemical Ind Co., Ltd.                        1,671     64,899
*   Korea Real Estate Investment Trust Co.                  24,796     37,445
    Korea Zinc Co., Ltd.                                     1,300    375,194
*   Korean Air Lines Co., Ltd.                               9,238    296,454
    Korean Reinsurance Co.                                  26,681    261,866
    Kortek Corp.                                             2,014     23,412
    KPF                                                      2,698     23,958
    KPX Chemical Co., Ltd.                                     618     34,740
    KT Corp.                                                 2,060     67,401
    KT Corp. Sponsored ADR                                   3,316     53,918
    KT Skylife Co., Ltd.                                     1,640     63,446
*   KTB Investment & Securities Co., Ltd.                   13,480     45,920
    Kukdo Chemical Co., Ltd.                                 1,317     64,165
    Kumho Electric Co., Ltd.                                 1,900     52,962
#*  Kumho Industrial Co., Ltd.                               1,985     18,219
    Kumho Petro chemical Co., Ltd.                           2,065    179,276
*   Kumho Tire Co., Inc.                                    14,819    159,761
#*  Kwang Myung Electric Engineering Co., Ltd.              10,100     23,193
    Kyobo Securities Co.                                     6,840     31,295
    Kyung Dong Navien Co., Ltd.                              1,630     23,121
    KyungDong City Gas Co., Ltd.                               529     42,087
    Kyungnam Energy Co., Ltd.                                3,190     19,420
#*  LB Semicon, Inc.                                        16,693     54,269
    LEENO Industrial, Inc.                                   1,609     57,615
    LG Chem, Ltd.                                            6,883  1,628,909
*   LG Display Co., Ltd.                                    12,180    333,287
#*  LG Display Co., Ltd. ADR                                72,910  1,000,325
    LG Fashion Corp.                                         6,894    197,709
    LG Hausys, Ltd.                                          1,879    168,289
    LG Household & Health Care, Ltd.                           928    521,834

                                     1126

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
#*  LG Innotek Co., Ltd.                                     2,944 $  237,959
    LG International Corp.                                   7,841    253,169
*   LG Uplus Corp.                                          55,670    526,098
    LIG Insurance Co., Ltd.                                 14,000    288,035
    Livart Furniture Co., Ltd.                                 560      4,055
    Lock & Lock Co., Ltd.                                    3,280     84,271
#*  Logistics Energy Korea Co., Ltd.                        15,590     28,442
    Lotte Chemical Corp.                                     3,448    510,326
    Lotte Confectionery Co., Ltd.                              202    352,323
    Lotte Food Co., Ltd.                                       218    174,188
    LOTTE Himart Co., Ltd.                                   1,819    129,125
*   Lotte Non-Life Insurance Co., Ltd.                       9,821     29,669
    Lotte Shopping Co., Ltd.                                 2,926  1,092,705
    LS Corp.                                                 4,571    336,615
#*  Lumens Co., Ltd.                                        10,144     86,026
    Macquarie Korea Infrastructure Fund                     88,712    562,311
*   Macrogen, Inc.                                           1,740     62,537
    Maeil Dairy Industry Co., Ltd.                           3,219    151,438
#   Mando Corp.                                              4,074    311,331
*   Medifron DBT Co., Ltd.                                   5,097     26,261
    MegaStudy Co., Ltd.                                      1,065     72,603
    Melfas, Inc.                                             4,370     73,385
*   Meritz Finance Group, Inc.                               7,690     27,905
    Meritz Fire & Marine Insurance Co., Ltd.                16,911    183,645
    Meritz Securities Co., Ltd.                             56,485     73,178
    Mirae Asset Securities Co., Ltd.                         8,445    353,508
*   Miwon Specialty Chemical Co., Ltd.                          16      4,532
    MK Electron Co., Ltd.                                   12,447     46,609
    MNTech Co., Ltd.                                         4,699     42,468
    Modetour Network, Inc.                                   2,902     69,547
    Moorim P&P Co., Ltd.                                    17,550     93,629
    Motonic Corp.                                            2,770     35,121
    Namhae Chemical Corp.                                    7,650     49,496
    NCSoft Corp.                                             2,473    373,280
*   Neowiz Games Corp.                                       3,530     55,894
    NEPES Corp.                                              3,419     57,282
    Nexen Corp.                                              1,633    123,227
    Nexen Tire Corp.                                         7,100     93,011
    NH Investment & Securities Co., Ltd.                     6,661     29,441
    NHN Corp.                                                3,664    988,132
    NICE Holdings Co., Ltd.                                    311     23,410
    NK Co., Ltd.                                             2,980      9,505
    Nong Shim Holdings Co., Ltd.                               548     42,265
    NongShim Co., Ltd.                                         861    262,402
#   OCI Co., Ltd.                                            4,275    550,500
    OCI Materials Co., Ltd.                                  4,511    130,465
#*  OPTRON-TEC, Inc.                                         5,461     82,264
    Orion Corp/Republic of South Korea                         537    568,025
*   Osstem Implant Co., Ltd.                                 3,092     87,739
#*  Osung LST Co., Ltd.                                      5,389     16,214
    Ottogi Corp.                                               486    209,611
    Paik Kwang Industrial Co., Ltd.                          2,509     12,953

                                     1127

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
SOUTH KOREA -- (Continued)
    Partron Co., Ltd.                                        5,786 $   122,378
    Poongsan Corp.                                           8,280     201,000
    Poongsan Holdings Corp.                                    510      10,871
*   Power Logics Co., Ltd.                                   4,300      25,269
    Pyeong Hwa Automotive Co., Ltd.                          4,793      71,516
#*  Redrover Co., Ltd.                                       7,376      40,822
    RFsemi Technologies, Inc.                                3,027      40,628
    S&T Holdings Co., Ltd.                                   1,330      16,925
    S&T Motiv Co., Ltd.                                      3,710      97,644
    S-1 Corp.                                                2,301     130,020
#   S-Energy Co., Ltd.                                       1,324      11,196
    S-MAC Co., Ltd.                                          2,708      40,324
    S-Oil Corp.                                              6,891     555,533
*   Sajo Industries Co., Ltd.                                  435      17,885
    Sam Young Electronics Co., Ltd.                          1,830      15,810
    Sam Yung Trading Co., Ltd.                               3,790      63,695
    Samchully Co., Ltd.                                        631      75,724
*   Samick Musical Instruments Co., Ltd.                     9,290      12,593
    Samick THK Co., Ltd.                                     4,280      25,341
    Samkwang Glass                                           1,314      91,682
    Samsung C&T Corp.                                       32,728   1,756,777
    Samsung Card Co., Ltd.                                   2,913     111,841
    Samsung Electro-Mechanics Co., Ltd.                      9,099     815,339
    Samsung Electronics Co., Ltd.                            8,133  11,248,092
    Samsung Electronics Co., Ltd. GDR                        4,466   3,093,070
#   Samsung Engineering Co., Ltd.                            4,501     362,380
    Samsung Fine Chemicals Co., Ltd.                         5,953     289,023
    Samsung Fire & Marine Insurance Co., Ltd.                7,324   1,507,224
    Samsung Heavy Industries Co., Ltd.                      33,500   1,068,798
    Samsung Life Insurance Co., Ltd.                         9,153     902,201
    Samsung SDI Co., Ltd.                                   10,611   1,237,119
    Samsung Securities Co., Ltd.                            16,186     745,594
#*  Samyang Foods Co., Ltd.                                  1,700      42,993
    Samyang Holdings Corp.                                   1,286     109,356
    Samyoung Chemical Co., Ltd.                              6,670      17,484
    Sangbo Corp.                                             3,833      58,591
    SBS Media Holdings Co., Ltd.                            11,740      64,883
*   SBW                                                     23,330      20,729
    Seah Besteel Corp.                                       4,538     124,417
    SeAH Holdings Corp.                                        247      23,912
    SeAH Steel Corp.                                         1,225     125,443
    Sebang Co., Ltd.                                         3,040      49,163
    Sejong Industrial Co., Ltd.                              3,320      37,773
    Sempio Foods Co.                                           710      18,658
#   Seohan Co., Ltd.                                        34,466      30,669
#*  Seohee Construction Co., Ltd.                           48,053      34,031
*   Sewon Cellontech Co., Ltd.                               9,450      34,235
#   SEWOONMEDICAL Co., Ltd.                                 10,144      30,990
*   SG Corp.                                                77,870      61,117
#*  SH Energy & Chemical Co., Ltd.                          56,460      60,569
    Shinhan Financial Group Co., Ltd.                       39,240   1,359,160
    Shinhan Financial Group Co., Ltd. ADR                   27,601     946,438

                                     1128

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Shinsegae Co., Ltd.                                      2,294 $  493,234
    Shinsegae International Co., Ltd.                          935     66,308
*   Shinsung Solar Energy Co., Ltd.                         31,936     26,737
*   Signetics Corp.                                         12,318     36,765
    SIGONG TECH Co., Ltd.                                    6,507     25,752
    Silicon Works Co., Ltd.                                  3,521     72,913
    Silla Co., Ltd.                                          3,715    115,469
#   Simm Tech Co., Ltd.                                      8,465     66,588
    SIMPAC, Inc.                                             8,170     49,896
*   SK Broadband Co., Ltd.                                  35,900    170,600
#   SK C&C Co., Ltd.                                         3,560    298,938
#   SK Chemicals Co., Ltd.                                   4,164    176,967
#*  SK Communications Co., Ltd.                              4,426     32,880
    SK Gas Co., Ltd.                                         1,651    116,971
    SK Holdings Co., Ltd.                                    6,664    961,815
#*  SK Hynix, Inc.                                          52,400  1,427,184
    SK Innovation Co., Ltd.                                  9,445  1,291,458
#   SK Networks Co., Ltd.                                   46,730    309,968
    SK Securities Co., Ltd.                                 86,150     76,699
    SK Telecom Co., Ltd.                                       915    161,063
#   SK Telecom Co., Ltd. ADR                                 6,201    120,858
#   SKC Co., Ltd.                                            5,488    165,773
    SL Corp.                                                 4,230     56,407
#   Songwon Industrial Co., Ltd.                             6,210     85,057
*   Sonokong Co., Ltd.                                       5,015     13,589
*   Ssangyong Cement Industrial Co., Ltd.                    4,300     26,202
    Steel Flower Co., Ltd.                                   2,781     18,308
    STX Corp. Co., Ltd.                                     10,486     31,227
*   STX Engine Co., Ltd.                                     9,310     39,649
#*  STX Offshore & Shipbuilding Co., Ltd.                   24,027     93,222
#*  STX Pan Ocean Co., Ltd.                                 37,570    115,461
    Suheung Capsule Co., Ltd.                                1,070     26,279
    Sun Kwang Co., Ltd.                                      2,221     44,399
*   Sung Jin Geotec Co., Ltd.                                2,600     25,531
*   Sungchang Enterprise Holdings, Ltd.                      1,980     41,667
#*  Suprema, Inc.                                            2,939     59,140
#*  Synopex, Inc.                                           28,253     64,561
    Taekwang Industrial Co., Ltd.                              139    127,628
*   Taewoong Co., Ltd.                                       3,162     74,504
    Taeyoung Engineering & Construction Co., Ltd.           11,590     64,037
*   Taihan Electric Wire Co., Ltd.                          19,002     44,486
#*  Tera Resource Co., Ltd.                                 52,415     48,309
*   TK Chemical Corp.                                       11,625     16,547
    Tongyang Life Insurance                                 12,330    110,562
*   Top Engineering Co., Ltd.                                2,531     13,567
#*  Toptec Co., Ltd.                                         2,868     46,319
    TS Corp.                                                   730     24,371
*   Ubivelox, Inc.                                           1,255     28,368
    Uju Electronics Co., Ltd.                                1,329     35,477
    Unid Co., Ltd.                                             817     34,663
*   Unison Co., Ltd.                                         4,587     23,393
#   Vieworks Co., Ltd.                                       3,242     66,352

                                     1129

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
    Visang Education, Inc.                                    4,557 $    74,758
#*  Webzen, Inc.                                              5,851      48,428
#*  WeMade Entertainment Co., Ltd.                            1,116      57,463
#*  WillBes & Co. (The)                                      17,650      24,014
*   WiSoL Co., Ltd.                                           5,288      72,187
*   Woongjin Chemical Co., Ltd.                              52,090      42,049
#*  Woongjin Energy Co., Ltd.                                14,020      25,528
*   Woongjin Thinkbig Co., Ltd.                               6,512      54,167
    Wooree ETI Co., Ltd.                                      7,385      30,052
    Woori Finance Holdings Co., Ltd.                         80,280     869,278
#   Woori Finance Holdings Co., Ltd. ADR                      3,612     117,246
    Woori Financial Co., Ltd.                                 3,307      67,086
    Woori Investment & Securities Co., Ltd.                  46,648     480,239
#   WooSung Feed Co., Ltd.                                   11,550      34,039
    Y G-1 Co., Ltd.                                           5,966      64,846
*   Yedangcompany Co., Ltd.                                  11,628      14,271
    YESCO Co., Ltd.                                             510      18,426
    Youlchon Chemical Co., Ltd.                               3,560      40,758
    Young Poong Corp.                                           154     224,025
    Young Poong Precision Corp.                               2,175      21,939
#   Youngone Corp.                                            4,214     168,565
#   Youngone Holdings Co., Ltd.                               1,427     101,888
                                                                    -----------
TOTAL SOUTH KOREA                                                    92,527,772
                                                                    -----------
TAIWAN -- (14.1%)
    A-DATA Technology Co., Ltd.                              62,000     123,054
    Ability Enterprise Co., Ltd.                            116,892     107,052
    AcBel Polytech, Inc.                                     75,685      66,354
    Accton Technology Corp.                                 199,858     121,468
#*  Acer, Inc.                                              758,270     612,850
    ACES Electronic Co., Ltd.                                27,000      29,967
    ACHEM TECHNOLOGY Corp.                                   58,900      29,345
    Acme Electronics Corp.                                   32,000      40,897
    Acter Co., Ltd.                                          13,000      62,862
*   Action Electronics Co., Ltd.                             45,408      10,509
    Actron Technology Corp.                                  13,000      39,076
    Adlink Technology, Inc.                                  23,805      25,678
    Advanced Ceramic X Corp.                                 12,000      34,657
    Advanced International Multitech Co., Ltd.               42,000      54,270
    Advanced Semiconductor Engineering, Inc.                250,774     218,726
    Advanced Semiconductor Engineering, Inc. ADR            193,232     865,679
    Advancetek Enterprise Co., Ltd.                          29,580      28,848
    Advantech Co., Ltd.                                      42,345     202,394
*   AGV Products Corp.                                      232,914      82,944
    AimCore Technology Co., Ltd.                             23,000      45,944
    Alcor Micro Corp.                                        17,000      20,373
    ALI Corp.                                               102,000     109,307
    Alpha Networks, Inc.                                    110,000      71,589
    Altek Corp.                                             168,182     108,426
    Ambassador Hotel (The)                                   84,000      81,771
    AMPOC Far-East Co., Ltd.                                 31,000      29,428
    AmTRAN Technology Co., Ltd.                             286,907     235,175

                                     1130

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Anpec Electronics Corp.                                   47,000 $   30,689
    Apacer Technology, Inc.                                   47,000     54,706
    APCB, Inc.                                                39,000     28,808
#   Apex Biotechnology Corp.                                  19,477     53,310
    Apex Medical Corp.                                        21,000     23,659
    Ardentec Corp.                                           122,000     82,579
    Arima Communications Corp.                               106,087     50,052
    Asia Cement Corp.                                        402,813    511,461
*   Asia Optical Co., Inc.                                    96,000     91,103
    Asia Plastic Recycling Holding, Ltd.                      20,000     53,654
    Asia Polymer Corp.                                        82,200     62,020
    Asia Vital Components Co., Ltd.                           76,278     36,706
    ASROCK, Inc.                                               8,000     28,890
    Asustek Computer, Inc.                                    63,996    745,384
    Aten International Co., Ltd.                              18,000     30,538
#*  AU Optronics Corp.                                       469,000    221,056
#*  AU Optronics Corp. Sponsored ADR                         123,555    598,006
    Audix Corp.                                               23,000     21,082
    Aurora Corp.                                              19,693     35,989
    AV Tech Corp.                                             10,000     31,522
    Avermedia Technologies                                    55,690     25,035
    Avision, Inc.                                             64,693     18,239
    AVY Precision Technology, Inc.                            10,000     16,437
    Awea Mechantronic Co., Ltd.                               12,600     13,478
*   Bank of Kaohsiung                                        129,376     41,483
    Basso Industry Corp.                                      12,000      8,833
*   BenQ Materials Corp.                                      49,000     23,801
    BES Engineering Corp.                                    502,000    142,643
    Bin Chuan Enterprise Co., Ltd.                            14,756     16,178
    Biostar Microtech International Corp.                     73,000     27,218
    Boardtek Electronics Corp.                                68,000     56,700
    Bright Led Electronics Corp.                              23,100     10,868
    C Sun Manufacturing, Ltd.                                 29,000     20,568
*   Cameo Communications, Inc.                                56,180     18,947
    Capella Microsystems Taiwan, Inc.                          9,000     69,296
    Capital Securities Corp.                                 590,731    209,399
    Career Technology MFG. Co., Ltd.                          89,000    108,170
*   Carnival Industrial Corp.                                 65,000     20,909
#   Catcher Technology Co., Ltd.                             105,509    535,618
    Cathay Financial Holding Co., Ltd.                     1,082,856  1,459,064
    Cathay Real Estate Development Co., Ltd.                 316,000    189,610
    ChainQui Construction Development Co., Ltd.               22,000     16,552
    Champion Building Materials Co., Ltd.                     99,000     34,257
    Chang Hwa Commercial Bank                              1,126,552    644,312
    Chang Wah Electromaterials, Inc.                          10,367     34,864
    Charoen Pokphand Enterprise                               72,000     37,478
    Chaun-Choung Technology Corp.                             18,000     38,511
    CHC Resources Corp.                                       12,618     23,449
    Chenbro Micom Co., Ltd.                                   10,000     12,180
    Cheng Loong Corp.                                        319,480    142,929
    Cheng Shin Rubber Industry Co., Ltd.                     168,529    571,607
    Cheng Uei Precision Industry Co., Ltd.                   110,159    219,781

                                     1131

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
#*  Chenming Mold Industry Corp.                              41,000 $   28,765
    Chia Chang Co., Ltd.                                      39,000     51,025
    Chia Hsin Cement Corp.                                   127,629     56,259
    Chicony Electronics Co., Ltd.                             89,328    262,802
    Chien Kuo Construction Co., Ltd.                         138,675     67,959
    Chilisin Electronics Corp.                                33,000     19,124
    Chime Ball Technology Co., Ltd.                            9,000     20,341
#   Chimei Materials Technology Corp.                         51,000     60,588
    Chin-Poon Industrial Co.                                 134,113    175,007
*   China Airlines, Ltd.                                     789,062    301,046
*   China Development Financial Holding Corp.              3,184,087    882,121
    China Ecotek Corp.                                        10,000     28,153
#   China Electric Manufacturing Corp.                       103,000     59,199
*   China General Plastics Corp.                             155,000     78,637
    China Glaze Co., Ltd.                                     25,000     11,620
*   China Life Insurance Co., Ltd.                           489,251    497,620
*   China Manmade Fibers Corp.                               385,000    153,418
    China Metal Products                                     123,694    164,186
    China Motor Corp.                                        176,035    171,634
#   China Petrochemical Development Corp.                    484,092    262,212
    China Steel Chemical Corp.                                21,227    103,274
    China Steel Corp.                                      1,725,210  1,522,084
    China Steel Structure Co., Ltd.                           36,000     44,133
    China Synthetic Rubber Corp.                             186,735    201,392
*   China Wire & Cable Co., Ltd.                              27,000     10,154
    Chinatrust Financial Holding Co., Ltd.                 2,429,223  1,475,291
    Chinese Gamer International Corp.                         15,000     25,779
    Chinese Maritime Transport, Ltd.                          33,000     39,719
    Chipbond Technology Corp.                                104,000    265,124
    Chong Hong Construction Co.                               30,888    106,875
    Chroma ATE, Inc.                                          69,466    148,878
*   Chun YU Works & Co., Ltd.                                 60,000     21,757
    Chun Yuan Steel                                          114,999     43,674
    Chung Hsin Electric & Machinery Manufacturing Corp.      141,000     80,779
*   Chung Hung Steel Corp.                                   244,889     68,252
*   Chung Hwa Pulp Corp.                                     228,680     72,884
    Chunghwa Telecom Co., Ltd.                                47,800    152,582
#   Chunghwa Telecom Co., Ltd. ADR                            34,215  1,103,092
    Cleanaway Co., Ltd.                                        7,000     56,968
    Clevo Co.                                                107,869    206,916
*   CMC Magnetics Corp.                                      970,000    174,500
    CoAsia Microelectronics Corp.                             60,000     45,747
    Collins Co., Ltd.                                         47,770     18,376
#*  Compal Communications, Inc.                              120,000    155,595
    Compal Electronics, Inc.                               1,080,086    699,643
    Compeq Manufacturing Co.                                 378,000    141,084
*   Concord Securities Corp.                                  74,000     17,483
    Continental Holdings Corp.                               125,000     47,683
    Coretronic Corp.                                         201,000    159,940
*   Cosmo Electronics Corp.                                   11,000     11,462
*   Cosmos Bank Taiwan                                       102,460     53,515
    Coxon Precise Industrial Co., Ltd.                        35,000     68,341

                                     1132

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
#*  Crystalwise Technology, Inc.                               52,000 $ 49,548
    CSBC Corp. Taiwan                                         132,440   87,083
    CTCI Corp.                                                119,555  239,143
    CviLux Corp.                                               39,329   53,852
    Cyberlink Corp.                                            22,034   72,219
    CyberPower Systems, Inc.                                    9,000   17,527
    CyberTAN Technology, Inc.                                  89,576   66,876
    D-Link Corp.                                              206,329  120,778
    DA CIN Construction Co., Ltd.                              41,000   35,394
    Da-Li Construction Co., Ltd.                               17,000   21,918
    Dah Fung CATV Co., Ltd.                                     8,300   17,359
    Darfon Electronics Corp.                                   75,000   68,511
    Daxin Materials Corp.                                       9,000   22,309
#   Delpha Construction Co., Ltd.                              60,639   20,236
    Delta Electronics, Inc.                                   177,521  851,713
    Depo Auto Parts Ind Co., Ltd.                              30,000   80,388
    DFI, Inc.                                                  46,460   43,982
    Dimerco Express Corp.                                      34,000   20,900
    DYNACOLOR, Inc.                                            16,000   25,610
    Dynamic Electronics Co., Ltd.                              57,006   21,669
    Dynapack International Technology Corp.                    38,000  132,176
    E Ink Holdings, Inc.                                      232,000  172,645
    E-LIFE MALL Corp.                                          30,000   74,320
*   E-Ton Solar Tech Co., Ltd.                                 84,032   33,577
    E.Sun Financial Holding Co., Ltd.                       1,196,460  723,049
*   Eastern Media International Corp.                         263,750   33,850
    Eclat Textile Co., Ltd.                                    22,980  138,778
*   Edimax Technology Co., Ltd.                                45,000   19,838
    Edison Opto Corp.                                          22,000   26,824
    eGalax_eMPIA Technology, Inc.                              25,000   70,941
    Elan Microelectronics Corp.                                76,370  203,370
    Elite Advanced Laser Corp.                                 22,000   54,005
    Elite Material Co., Ltd.                                   73,909   75,701
    Elite Semiconductor Memory Technology, Inc.                76,000  103,088
    Elitegroup Computer Systems Co., Ltd.                     198,782   81,332
    eMemory Technology, Inc.                                   23,000   58,012
    ENG Electric Co., Ltd.                                     53,000   52,677
    Entie Commercial Bank                                     189,500  107,783
    Episil Technologies, Inc.                                 116,000   35,350
    Epistar Corp.                                             255,433  451,027
    Eternal Chemical Co., Ltd.                                186,721  161,172
*   Etron Technology, Inc.                                     71,000   32,030
*   Eva Airways Corp.                                         467,533  260,896
*   Everest Textile Co., Ltd.                                  83,000   19,754
    Evergreen International Storage & Transport Corp.         184,000  120,235
*   Evergreen Marine Corp. Taiwan, Ltd.                       513,799  300,673
    Everlight Electronics Co., Ltd.                           106,149  171,403
*   Everspring Industry Co.                                    95,000   61,444
    Excelsior Medical Co., Ltd.                                19,800   36,640
#   Far Eastern Department Stores Co., Ltd.                   262,108  232,030
    Far Eastern International Bank                            452,957  185,142
    Far Eastern New Century Corp.                             621,275  669,543

                                     1133

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Far EasTone Telecommunications Co., Ltd.                 232,000 $  565,222
    Faraday Technology Corp.                                 115,738    128,845
    Farglory Land Development Co., Ltd.                       82,000    156,699
    Federal Corp.                                            106,477     71,549
    Feedback Technology Corp.                                  7,000     15,873
    Feng Hsin Iron & Steel Co.                                78,550    141,030
    Feng TAY Enterprise Co., Ltd.                             63,038    103,983
    Firich Enterprises Co., Ltd.                              31,270     54,818
*   First Copper Technology Co., Ltd.                         36,000     11,002
    First Financial Holding Co., Ltd.                      1,684,303  1,037,502
    First Hotel                                               59,360     38,649
    First Insurance Co., Ltd.                                 93,606     63,475
    First Steamship Co., Ltd.                                109,595     81,616
#   FLEXium Interconnect, Inc.                                38,377    126,879
    Flytech Technology Co., Ltd.                              32,704     86,182
    Forhouse Corp.                                           140,000     68,402
    Formosa Advanced Technologies Co., Ltd.                   28,000     20,993
    Formosa Chemicals & Fibre Corp.                          407,610    955,587
#*  Formosa Epitaxy, Inc.                                    146,000    104,072
    Formosa International Hotels Corp.                         5,286     57,758
    Formosa Optical Technology Co., Ltd.                       7,000     20,797
    Formosa Petrochemical Corp.                               83,000    226,044
    Formosa Plastics Corp.                                   398,360    967,740
    Formosa Taffeta Co., Ltd.                                237,000    225,534
    Formosan Rubber Group, Inc.                              182,000    146,539
    Formosan Union Chemical                                   95,266     49,071
    Founding Construction & Development Co., Ltd.             57,149     41,428
    Foxconn Technology Co., Ltd.                             162,840    429,188
    Foxlink Image Technology Co., Ltd.                        63,000     45,100
*   Froch Enterprise Co., Ltd.                                54,000     16,590
    FSP Technology, Inc.                                      57,349     54,524
    Fubon Financial Holding Co., Ltd.                        879,896  1,258,897
    Fullerton Technology Co., Ltd.                            15,000     13,842
    Fulltech Fiber Glass Corp.                                61,544     25,273
    Fwusow Industry Co., Ltd.                                 30,282     15,396
    G Shank Enterprise Co., Ltd.                              46,000     26,178
#   G Tech Optoelectronics Corp.                              43,000     94,262
    Gamania Digital Entertainment Co., Ltd.                   43,000     34,412
    Gemtek Technology Corp.                                  107,574    141,327
#*  Genesis Photonics, Inc.                                  113,267     78,468
    Genius Electronic Optical Co., Ltd.                       13,071     78,912
    GeoVision, Inc.                                            7,928     36,500
    Getac Technology Corp.                                   197,000     94,667
    Giant Manufacturing Co., Ltd.                             39,287    235,868
*   Giantplus Technology Co., Ltd.                            11,000      3,517
    Giga Solar Materials Corp.                                 6,000     50,723
    Giga Solution Tech Co., Ltd.                              26,000     14,709
    Gigabyte Technology Co., Ltd.                            161,000    153,454
    Gigastorage Corp.                                         75,213     57,269
#*  Gintech Energy Corp.                                     126,703    124,063
    Global Brands Manufacture, Ltd.                          101,666     34,859
    Global Lighting Technologies, Inc.                        14,000     17,506

                                     1134

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Global Mixed Mode Technology, Inc.                        29,000 $   90,644
    Global Unichip Corp.                                      19,000     57,777
    Globe Union Industrial Corp.                              53,552     26,048
    Gloria Material Technology Corp.                         159,000    123,254
*   Gold Circuit Electronics, Ltd.                           182,263     37,143
    Goldsun Development & Construction Co., Ltd.             434,730    173,341
    Good Will Instrument Co., Ltd.                             5,513      3,306
    Gourmet Master Co., Ltd.                                  12,000     66,960
    Grand Pacific Petrochemical                              286,000    146,025
    Grape King Industrial Co.                                 26,000     93,495
    Great China Metal Industry                                52,000     61,476
    Great Taipei Gas Co., Ltd.                                78,000     57,759
    Great Wall Enterprise Co., Ltd.                          116,834     98,092
#*  Green Energy Technology, Inc.                             90,537     76,177
*   GTM Corp.                                                 39,000     20,900
    Hannstar Board Corp.                                      72,681     33,036
*   HannStar Display Corp.                                   551,500    150,484
*   HannsTouch Solution, Inc.                                212,061     68,526
    Harvatek Corp.                                            44,230     17,883
    Highwealth Construction Corp.                             86,370    192,911
    HiTi Digital, Inc.                                         7,559      4,741
#   Hitron Technology, Inc.                                   78,000     42,456
    Hiwin Technologies Corp.                                  26,291    185,623
*   Ho Tung Chemical Corp.                                   236,502    115,954
    Hocheng Corp.                                             38,300     11,349
    Holiday Entertainment Co., Ltd.                           25,000     36,657
    Holtek Semiconductor, Inc.                                41,000     49,739
    Holy Stone Enterprise Co., Ltd.                           74,000     69,625
    Hon Hai Precision Industry Co., Ltd.                   1,275,142  3,295,957
    Hon Hai Precision Industry Co., Ltd. GDR                 122,119    626,465
    Hong TAI Electric Industrial                              51,000     16,481
*   Horizon Securities Co., Ltd.                             138,000     44,208
*   Hota Industrial Manufacturing Co., Ltd.                   71,000     48,939
    Hotai Motor Co., Ltd.                                     25,000    223,474
#   Howarm Construction Co., Ltd.                             56,000     38,836
    Hsin Kuang Steel Co., Ltd.                                92,788     58,015
    Hsin Yung Chien Co., Ltd.                                  9,000     26,573
#   HTC Corp.                                                 92,660    947,138
    Hu Lane Associate, Inc.                                   11,000     23,879
*   HUA ENG Wire & Cable                                     157,000     60,411
    Hua Nan Financial Holdings Co., Ltd.                   1,188,209    691,456
    Huaku Development Co., Ltd.                               64,465    185,265
    Huang Hsiang Construction Co.                             25,000     66,597
    Hung Poo Real Estate Development Corp.                    92,609    103,577
    Hung Sheng Construction Co., Ltd.                        153,000    126,630
    Huxen Corp.                                               10,000     12,034
*   I-Chiun Precision Industry Co., Ltd.                      53,000     36,272
    I-Sheng Electric Wire & Cable Co., Ltd.                   30,000     45,660
    Ibase Technology, Inc.                                    12,529     16,600
*   Ichia Technologies, Inc.                                  85,897     46,362
    ICP Electronics, Inc.                                     66,800     86,326
    ILI Technology Corp.                                      15,000     47,562

                                     1135

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
    Infortrend Technology, Inc.                                56,798 $ 29,646
*   Innolux Corp.                                           1,534,882  961,071
*   Inotera Memories, Inc.                                    481,000  188,982
    Insyde Software Corp.                                      14,000   24,843
*   Integrated Memory Logic, Ltd.                              20,895   59,426
    International Games System Co., Ltd.                       12,000   33,457
    Inventec Corp.                                            668,181  267,238
*   ITE Technology, Inc.                                       59,000   52,060
    ITEQ Corp.                                                 72,299   81,555
*   J Touch Corp.                                              48,000   48,990
*   Janfusun Fancyworld Corp.                                 133,000   17,729
    Jentech Precision Industrial Co., Ltd.                     18,000   35,522
*   Jess-Link Products Co., Ltd.                               50,500   42,497
    Jih Sun Financial Holdings Co., Ltd.                      160,000   47,988
    Johnson Health Tech Co., Ltd.                              17,085   45,801
*   K Laser Technology, Inc.                                    7,000    4,561
*   Kao Hsing Chang Iron & Steel                              140,000   36,186
    Kaori Heat Treatment Co., Ltd.                             19,000   38,263
    Kaulin Manufacturing Co., Ltd.                             39,000   29,256
    KD Holding Corp.                                            6,000   33,547
    KEE TAI Properties Co., Ltd.                              134,226   94,671
    Kenda Rubber Industrial Co., Ltd.                         100,733  201,030
    Kenmec Mechanical Engineering Co., Ltd.                    61,000   23,200
    Kerry TJ Logistics Co., Ltd.                               82,000  109,765
    Kindom Construction Co.                                   106,000  114,301
    King Slide Works Co., Ltd.                                 12,050   96,042
    King Yuan Electronics Co., Ltd.                           423,529  301,847
*   King's Town Bank                                          236,000  216,208
    King's Town Construction Co., Ltd.                         61,126   63,491
    Kinik Co.                                                  31,000   57,099
    Kinko Optical Co., Ltd.                                    37,000   43,335
    Kinpo Electronics                                         337,028   80,128
    Kinsus Interconnect Technology Corp.                       57,009  199,105
    KS Terminals, Inc.                                         23,760   16,677
    Kung Long Batteries Industrial Co., Ltd.                   14,000   30,924
    Kung Sing Engineering Corp.                                45,000   18,932
    Kuo Toong International Co., Ltd.                          25,000   18,850
    Kuoyang Construction Co., Ltd.                             86,000   59,341
*   Kwong Fong Industries                                      99,800   60,248
*   KYE Systems Corp.                                          81,000   25,541
    L&K Engineering Co., Ltd.                                  24,000   23,012
#   LAN FA Textile                                             78,277   21,361
    Largan Precision Co., Ltd.                                 11,306  309,432
    LCY Chemical Corp.                                        148,799  176,559
    Leader Electronics, Inc.                                   30,602   20,401
    Leadtrend Technology Corp.                                  4,159    6,556
    Lealea Enterprise Co., Ltd.                               230,438   80,924
    LEE CHI Enterprises Co., Ltd.                              40,000   20,492
#*  Leofoo Development Co.                                    135,000   63,688
    LES Enphants Co., Ltd.                                     53,901   38,560
*   Lextar Electronics Corp.                                   57,000   63,077
*   Li Peng Enterprise Co., Ltd.                              127,768   48,316

                                     1136

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Lian HWA Food Corp.                                       11,000 $   15,075
    Lien Hwa Industrial Corp.                                177,728    122,552
    Lingsen Precision Industries, Ltd.                       185,000    104,231
    Lite-On Semiconductor Corp.                               69,000     39,957
    Lite-On Technology Corp.                                 432,533    778,903
*   Long Bon International Co., Ltd.                          87,000     73,622
*   Long Chen Paper Co., Ltd.                                122,969     38,470
    Longwell Co.                                              40,000     34,155
    Lotes Co., Ltd.                                           15,631     42,075
    Lumax International Corp., Ltd.                           26,325     62,732
    Lung Yen Life Service Corp.                               19,000     66,804
    Macroblock, Inc.                                           5,000     17,074
    Macronix International                                 1,225,048    334,667
    MacroWell OMG Digital Entertainment Co., Ltd.             12,000     34,903
    Makalot Industrial Co., Ltd.                              29,000    122,901
    Marketech International Corp.                             23,000     17,617
    Masterlink Securities Corp.                              341,000    106,565
*   Mayer Steel Pipe Corp.                                    37,259     15,082
#   MediaTek, Inc.                                           110,360  1,346,784
    Mega Financial Holding Co., Ltd.                       1,228,452    948,312
    Mercuries & Associates, Ltd.                              74,500     58,620
    Mercuries Data Systems, Ltd.                              18,000      5,417
    Merida Industry Co., Ltd.                                 32,300    197,243
    Merry Electronics Co., Ltd.                               70,850    123,947
    Micro-Star International Co., Ltd.                       233,233    109,225
    Microbio Co., Ltd.                                        87,470    100,404
*   Microelectronics Technology, Inc.                         75,119     42,225
    Microlife Corp.                                            5,600     14,072
#   MIN AIK Technology Co., Ltd.                              36,000    101,940
    Mirle Automation Corp.                                    41,046     28,465
    Mitac International Corp.                                382,966    135,741
*   Mosel Vitelic, Inc.                                       89,806     21,245
#*  Motech Industries, Inc.                                   97,000    101,634
    MPI Corp.                                                 15,000     34,742
    Nak Sealing Technologies Corp.                            16,000     29,613
    Namchow Chemical Industrial, Ltd.                         42,000     44,416
#   Nan Kang Rubber Tire Co., Ltd.                           125,139    147,908
*   Nan Ren Lake Leisure Amusement Co., Ltd.                  41,000     14,395
    Nan Ya Plastics Corp.                                    722,450  1,441,492
    Nan Ya Printed Circuit Board Corp.                        62,072     71,183
    Nantex Industry Co., Ltd.                                 83,200     56,446
*   Nanya Technology Corp.                                    28,000      6,186
    National Petroleum Co., Ltd.                              49,000     47,753
#*  Neo Solar Power Corp.                                    172,000    119,052
    Netronix, Inc.                                            29,000     70,355
    New Era Electronics Co., Ltd.                             20,000     18,655
#   Newmax Technology Co., Ltd.                               15,000     46,493
    Nichidenbo Corp.                                          22,000     19,340
#   Nien Hsing Textile Co., Ltd.                              77,396     60,860
    Nishoku Technology, Inc.                                   9,000     18,124
    Novatek Microelectronics Corp.                           101,000    493,798
    Nuvoton Technology Corp.                                  26,000     29,309

                                     1137

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
TAIWAN -- (Continued)
*   Ocean Plastics Co., Ltd.                                 51,000 $ 54,053
    OptoTech Corp.                                          200,000   81,474
*   Orient Semiconductor Electronics, Ltd.                   68,000   11,987
    Oriental Union Chemical Corp.                           121,821  134,455
    Orise Technology Co., Ltd.                               29,000   51,887
    Pacific Construction Co.                                 17,000    5,280
*   Pan Jit International, Inc.                             107,000   39,387
*   Pan-International Industrial                            123,654   97,686
    Paragon Technologies Co., Ltd.                           10,656   14,930
    PChome Online, Inc.                                       9,000   40,806
*   Pegatron Corp.                                          419,037  686,989
    Phihong Technology Co., Ltd.                             62,584   48,429
    Phison Electronics Corp.                                 26,000  205,358
    Phoenix Tours International, Inc.                        14,000   25,984
*   Pihsiang Machinery Manufacturing Co., Ltd.               27,000   30,110
    Pixart Imaging, Inc.                                     44,030   96,186
    Polytronics Technology Corp.                             21,000   41,290
    Portwell, Inc.                                           16,000   16,625
    Posiflex Technologies, Inc.                               4,000   10,726
    Pou Chen Corp.                                          550,144  649,386
*   Power Quotient International Co., Ltd.                   28,800   24,966
*   Powercom Co., Ltd.                                       13,660    3,393
*   Powertech Industrial Co., Ltd.                           16,000    9,921
#   Powertech Technology, Inc.                              228,400  409,220
    Poya Co., Ltd.                                           12,000   42,142
    President Chain Store Corp.                              52,000  320,960
*   President Securities Corp.                              212,932  128,195
    Prime Electronics Satellitics, Inc.                      55,000   49,121
    Prince Housing & Development Corp.                      245,239  175,546
    Promate Electronic Co., Ltd.                             30,000   27,562
*   Promise Technology, Inc.                                 31,000   19,037
*   Qisda Corp.                                             660,439  161,660
    Qualipoly Chemical Corp.                                 23,000   20,203
    Quanta Computer, Inc.                                   254,715  527,241
    Quanta Storage, Inc.                                     75,000   50,526
    Quintain Steel Co., Ltd.                                 74,998   18,065
    Radiant Opto-Electronics Corp.                           88,490  360,201
    Radium Life Tech Co., Ltd.                              189,086  157,619
    Realtek Semiconductor Corp.                             100,266  289,387
    Rechi Precision Co., Ltd.                                39,140   39,095
    Rich Development Co., Ltd.                              204,000  109,054
    Richtek Technology Corp.                                 22,537  124,299
#*  Ritek Corp.                                             810,117  108,516
#   Ruentex Development Co., Ltd.                           126,980  248,966
    Ruentex Industries, Ltd.                                 95,186  228,044
    Run Long Construction Co., Ltd.                          25,000   29,442
    Sampo Corp.                                             140,000   47,959
    San Fang Chemical Industry Co., Ltd.                     45,168   41,098
    San Shing Fastech Corp.                                  11,000   17,704
*   Sanyang Industry Co., Ltd.                              191,684  189,002
    Sanyo Electric Taiwan Co., Ltd.                          28,000   33,787
    SDI Corp.                                                28,000   25,850

                                     1138

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
#   Senao International Co., Ltd.                              34,000 $106,594
    Sercomm Corp.                                              49,000   67,994
    Sesoda Corp.                                               36,000   38,641
    Sheng Yu Steel Co., Ltd.                                   49,000   28,875
    ShenMao Technology, Inc.                                   22,435   23,756
    Shih Wei Navigation Co., Ltd.                              58,363   42,838
    Shihlin Electric & Engineering Corp.                       84,000  101,270
*   Shihlin Paper Corp.                                        22,000   32,735
*   Shin Kong Financial Holding Co., Ltd.                   1,697,589  537,246
    Shin Zu Shing Co., Ltd.                                    42,149  108,020
*   Shining Building Business Co., Ltd.                        97,060   73,458
    Shinkong Insurance Co., Ltd.                               56,000   43,193
    Shinkong Synthetic Fibers Corp.                           500,191  157,153
    Shinkong Textile Co., Ltd.                                 45,800   59,316
    Shiny Chemical Industrial Co., Ltd.                         9,000   13,576
*   Shuttle, Inc.                                              77,000   32,807
    Sigurd Microelectronics Corp.                              98,559  102,976
*   Silicon Integrated Systems Corp.                          179,126   59,400
    Silicon Power Computer & Communications, Inc.              23,000   35,663
    Siliconware Precision Industries Co.                      156,000  187,125
#   Siliconware Precision Industries Co. Sponsored ADR         89,969  547,911
    Silitech Technology Corp.                                  55,450  102,436
    Simplo Technology Co., Ltd.                                64,000  272,445
    Sinbon Electronics Co., Ltd.                               78,000   74,330
    Sincere Navigation Corp.                                  101,350   94,654
    Singatron Enterprise Co., Ltd.                             36,000   23,857
    Sinmag Equipment Corp.                                      4,000   16,355
#   Sino-American Silicon Products, Inc.                      187,000  258,691
    Sinon Corp.                                                88,000   43,567
    SinoPac Financial Holdings Co., Ltd.                    1,563,308  783,419
    Sinyi Realty Co.                                           40,119   71,476
    Sirtec International Co., Ltd.                             35,000   53,302
    Sitronix Technology Corp.                                  24,434   34,744
    Soft-World International Corp.                             34,000   55,905
    Solar Applied Materials Technology Co.                     95,000  106,555
*   Solytech Enterprise Corp.                                  32,000   10,465
    Sonix Technology Co., Ltd.                                 50,000   71,271
    Southeast Cement Co., Ltd.                                137,000   66,891
    Sporton International, Inc.                                17,000   42,911
    St Shine Optical Co., Ltd.                                  9,000  189,589
    Standard Foods Corp.                                       40,547  138,923
    Star Comgistic Capital Co., Ltd.                           89,000   38,383
    Stark Technology, Inc.                                     39,000   33,593
    Sunonwealth Electric Machine Industry Co., Ltd.            30,000   19,080
    Sunrex Technology Corp.                                    57,028   22,946
    Sunspring Metal Corp.                                       6,000    9,497
*   Super Dragon Technology Co., Ltd.                           8,000    6,207
    Supreme Electronics Co., Ltd.                              45,000   23,897
    Swancor Ind Co., Ltd.                                       9,000   13,979
    Sweeten Construction Co., Ltd.                             29,000   21,112
    Syncmold Enterprise Corp.                                  37,000   69,916
    Synnex Technology International Corp.                     207,874  351,996

                                     1139

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Sysage Technology Co., Ltd.                               15,000 $   17,343
    TA Chen Stainless Pipe                                   200,311     99,001
*   Ta Chong Bank, Ltd.                                      482,604    168,700
*   Ta Chong Securities Co., Ltd.                              2,000        525
    Ta Ya Electric Wire & Cable                              152,174     36,459
    TA-I Technology Co., Ltd.                                 56,159     30,597
    Tah Hsin Industrial Co., Ltd.                             50,000     50,454
    Taichung Commercial Bank                                 558,667    202,788
    TaiDoc Technology Corp.                                   14,000     21,046
    Taiflex Scientific Co., Ltd.                              62,000     76,913
    Taimide Tech, Inc.                                        11,000     10,129
    Tainan Enterprises Co., Ltd.                              22,000     27,502
    Tainan Spinning Co., Ltd.                                382,951    188,373
    Taishin Financial Holding Co., Ltd.                    2,077,597    902,718
    Taisun Enterprise Co., Ltd.                               91,670     45,397
    Taita Chemical Co., Ltd.                                  63,000     19,868
    Taiwan Acceptance Corp.                                   16,000     41,541
*   Taiwan Business Bank                                     914,501    281,537
    Taiwan Cement Corp.                                      643,375    855,226
    Taiwan Chinsan Electronic Industrial Co., Ltd.            33,000     46,763
    Taiwan Cogeneration Corp.                                 91,077     60,924
    Taiwan Cooperative Financial Holding                   1,210,058    695,755
    Taiwan Fertilizer Co., Ltd.                              189,000    452,650
    Taiwan Fire & Marine Insurance Co.                        53,520     40,307
    Taiwan FU Hsing Industrial Co., Ltd.                      30,000     29,380
    Taiwan Glass Industry Corp.                              242,532    247,063
    Taiwan Hon Chuan Enterprise Co., Ltd.                     62,054    172,536
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.            30,000     17,417
    Taiwan Kolin Co., Ltd.                                   292,000         --
*   Taiwan Land Development Corp.                            241,738     96,093
*   Taiwan Life Insurance Co., Ltd.                           91,425     69,176
    Taiwan Line Tek Electronic                                24,000     24,916
    Taiwan Mask Corp.                                        120,700     42,151
    Taiwan Mobile Co., Ltd.                                  112,800    411,072
    Taiwan Navigation Co., Ltd.                               40,000     30,846
    Taiwan Paiho, Ltd.                                        56,068     39,506
    Taiwan PCB Techvest Co., Ltd.                             52,000     75,769
    Taiwan Prosperity Chemical Corp.                          22,000     24,491
#   Taiwan Pulp & Paper Corp.                                139,000     42,855
    Taiwan Sakura Corp.                                       92,000     51,643
    Taiwan Secom Co., Ltd.                                    53,000    128,518
    Taiwan Semiconductor Co., Ltd.                            60,000     31,538
    Taiwan Semiconductor Manufacturing Co., Ltd.           2,004,214  7,438,502
#   Taiwan Semiconductor Manufacturing Co., Ltd.
      Sponsored ADR                                           45,700    871,956
*   Taiwan Styrene Monomer                                   116,538     39,557
    Taiwan Surface Mounting Technology Co., Ltd.              75,000    125,322
    Taiwan TEA Corp.                                         190,648    116,487
    Taiwan Union Technology Corp.                             50,000     30,844
    Taiyen Biotech Co., Ltd.                                  58,000     56,577
*   Tatung Co., Ltd.                                         817,688    206,549
    Te Chang Construction Co., Ltd.                           18,000     20,907
    Teco Electric and Machinery Co., Ltd.                    519,000    488,445

                                     1140

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
*   Tekcore Co., Ltd.                                          12,000 $  4,728
    Test Research, Inc.                                        33,558   55,440
    Test-Rite International Co., Ltd.                          93,568   70,768
    Thinking Electronic Industrial Co., Ltd.                   18,000   18,979
    Thye Ming Industrial Co., Ltd.                             45,000   48,336
    Ton Yi Industrial Corp.                                   207,300  153,490
    Tong Hsing Electronic Industries, Ltd.                     34,009  149,805
    Tong Yang Industry Co., Ltd.                              135,259  141,541
    Tong-Tai Machine & Tool Co., Ltd.                          52,235   42,476
    Topco Scientific Co., Ltd.                                 57,104  108,512
    Topco Technologies Corp.                                    8,000   18,832
    Topoint Technology Co., Ltd.                               56,099   34,241
    Toung Loong Textile Manufacturing                          22,000   37,691
    Transasia Airways Corp.                                    27,000   12,319
    Transcend Information, Inc.                                33,890  117,197
    Tripod Technology Corp.                                   103,170  234,687
    Tsann Kuen Enterprise Co., Ltd.                            32,000   55,231
    TSRC Corp.                                                128,050  253,138
    Ttet Union Corp.                                           32,000   58,032
    Tung Ho Steel Enterprise Corp.                            238,654  232,971
    Tung Thih Electronic Co., Ltd.                             21,364   47,369
    TXC Corp.                                                  74,204  115,656
    TYC Brother Industrial Co., Ltd.                           92,091   35,912
*   Tycoons Group Enterprise                                  118,000   22,414
*   Tyntek Corp.                                               79,624   19,491
    TZE Shin International Co., Ltd.                           34,905   17,624
    U-Ming Marine Transport Corp.                              93,000  145,055
    Ubright Optronics Corp.                                    11,000   49,755
    Uni-President Enterprises Corp.                           417,687  823,051
    Unimicron Technology Corp.                                390,312  411,975
#*  Union Bank Of Taiwan                                      273,603  104,424
    Unitech Printed Circuit Board Corp.                       188,979   61,660
    United Integrated Services Co., Ltd.                       64,000   64,358
#   United Microelectronics Corp.                           1,950,081  747,287
#   United Microelectronics Corp. Sponsored ADR               146,700  277,263
*   Unity Opto Technology Co., Ltd.                            71,593   67,442
    Universal Cement Corp.                                    117,000   72,000
    Unizyx Holding Corp.                                      120,118   57,436
    UPC Technology Corp.                                      211,240  110,677
    USI Corp.                                                 224,372  157,532
#   Vanguard International Semiconductor Corp.                166,000  181,324
    Ve Wong Corp.                                              20,000   13,766
#*  Via Technologies, Inc.                                     76,998   52,834
#   Visual Photonics Epitaxy Co., Ltd.                         75,677   91,714
    Vivotek, Inc.                                               5,000   22,860
    Wafer Works Corp.                                          66,000   37,685
    Wah Hong Industrial Corp.                                  19,694   27,612
    Wah Lee Industrial Corp.                                   64,000   96,619
*   Walsin Lihwa Corp.                                      1,055,000  327,606
*   Walsin Technology Corp.                                   152,699   39,145
*   Walton Advanced Engineering, Inc.                          76,000   27,564
*   Wan Hai Lines, Ltd.                                       278,247  155,764

                                     1141

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
TAIWAN -- (Continued)
    WAN HWA Enterprise Co.                                   10,000 $     4,794
    Ways Technical Corp., Ltd.                               16,000      41,881
    Wei Chuan Foods Corp.                                   101,000     157,647
    Wei Mon Industry Co., Ltd.                               97,000      33,555
    Weikeng Industrial Co., Ltd.                             51,750      36,555
    Well Shin Technology Co., Ltd.                           29,160      44,893
*   Weltrend Semiconductor                                   59,000      28,644
    Win Semiconductors Corp.                                168,000     199,810
*   Winbond Electronics Corp.                             1,051,000     292,345
#*  Wintek Corp.                                            563,871     289,747
    Wisdom Marine Lines Co., Ltd.                            50,000      67,307
    Wistron Corp.                                           648,320     658,898
    Wistron NeWeb Corp.                                      67,490     109,835
    WPG Holdings, Ltd.                                      378,847     456,503
    WT Microelectronics Co., Ltd.                           102,111     121,888
*   WUS Printed Circuit Co., Ltd.                            75,000      30,271
    XAC Automation Corp.                                     29,000      26,028
    Xxentria Technology Materials Corp.                      32,000      60,800
*   Yageo Corp.                                             702,000     222,112
    YC INOX Co., Ltd.                                       104,000      56,590
    YeaShin International Development Co., Ltd.              68,000      65,025
    Yem Chio Co., Ltd.                                       81,977      55,882
    YFY, Inc.                                               433,891     212,748
    Yieh Phui Enterprise Co., Ltd.                          310,881      86,484
    Young Fast Optoelectronics Co., Ltd.                     50,298      90,616
    Young Optics, Inc.                                       27,000      66,134
    Youngtek Electronics Corp.                               32,057      81,097
    Yuanta Financial Holding Co., Ltd.                    2,176,735   1,108,239
    Yulon Motor Co., Ltd.                                   222,783     382,481
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.         25,362      68,337
    Yungtay Engineering Co., Ltd.                            86,000     205,628
    Zeng Hsing Industrial Co., Ltd.                          13,000      61,275
    Zenitron Corp.                                           40,000      25,755
    Zig Sheng Industrial Co., Ltd.                          112,110      34,260
    Zinwell Corp.                                            78,010      65,296
    Zippy Technology Corp.                                   16,000      14,381
                                                                    -----------
TOTAL TAIWAN                                                         98,294,093
                                                                    -----------
THAILAND -- (3.5%)
    AAPICO Hitech PCL                                        84,120      78,818
    Advanced Info Service PCL                                79,100     727,666
    Airports of Thailand PCL                                 69,100     340,203
    AJ Plast PCL                                             60,300      26,914
    Amata Corp. PCL                                         126,800      99,366
    Asia Green Energy PCL                                    87,200      10,102
    Asia Plus Securities PCL                                671,700     102,529
    Asian Property Development PCL                          252,520      80,875
    Bangchak Petroleum PCL                                  168,400     207,990
    Bangkok Aviation Fuel Services PCL                       54,500      44,194
    Bangkok Bank PCL (6368360)                               56,400     434,290
    Bangkok Bank PCL (6077019)                               76,000     587,802
    Bangkok Expressway PCL                                   89,100     121,431

                                     1142

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                            ---------- --------
THAILAND -- (Continued)
    Bangkok Insurance PCL                                        1,700 $ 22,532
    Bangkok Life Assurance PCL                                  87,500  225,831
*   Bangkok Metro PCL                                          868,600   43,504
    Bangkokland PCL                                          2,274,000  159,606
    Bank of Ayudhya PCL (6359933)                              156,500  174,629
    Bank of Ayudhya PCL (6075949)                              283,500  316,342
    Banpu PCL (6368348)                                          2,100   24,399
    Banpu PCL (6075864)                                         27,600  320,668
    BEC World PCL                                               70,300  160,480
    Big C Supercenter PCL (6368434)                             15,400  121,206
    Big C Supercenter PCL (6763932)                             22,000  173,152
    CalComp Electronics Thailand PCL                           471,000   57,772
    Central Pattana PCL                                        100,000  340,716
    Central Plaza Hotel PCL                                    110,000  139,608
    CH Karnchang PCL                                           166,800  156,286
    Charoen Pokphand Foods PCL                                 542,893  587,286
    Charoong Thai Wire & Cable PCL                              92,500   47,589
    CP ALL PCL                                                 242,900  364,143
    CS Loxinfo PCL                                              30,600   13,658
    Delta Electronics Thailand PCL                             113,100  146,433
    Dhipaya Insurance PCL                                       38,400   42,194
    Diamond Building Products PCL                               58,500   18,836
    DSG International Thailand PCL                              67,000   23,741
    Dynasty Ceramic PCL                                         42,100   89,292
    Eastern Water Resources Development and Management PCL     138,100   66,815
    Erawan Group PCL (The)                                     142,700   26,984
    Esso Thailand PCL                                          439,600  144,536
*   G J Steel PCL                                           11,407,500   50,527
    GFPT PCL                                                   167,700   47,996
    Glow Energy PCL                                            102,700  269,434
*   GMM Grammy PCL                                              65,400   53,033
*   Golden Land Property Development PCL                        54,000   23,550
    Hana Microelectronics PCL                                  126,201  106,637
    Hemaraj Land and Development PCL                           938,200  137,453
    Home Product Center PCL                                    438,898  224,309
    ICC International PCL                                       27,800   38,835
    IRPC PCL                                                 2,010,300  280,826
*   Italian-Thai Development PCL                               645,700  184,800
    Jasmine International PCL                                  643,800  180,966
    Jaymart PCL                                                 42,200   37,743
    Kasikornbank PCL (6364766)                                  50,100  361,881
    Kasikornbank PCL (6888794)                                 123,800  911,101
    KCE Electronics PCL                                         42,200   25,018
    KGI Securities Thailand PCL                                370,400   45,180
    Khon Kaen Sugar Industry PCL                               188,700   80,366
    Kiatnakin Bank PCL                                         113,700  273,112
    Krung Thai Bank PCL                                        927,850  784,010
    Krungthai Card PCL                                          40,200   63,005
    Land and Houses PCL (6581930)                              323,000  146,368
    Land and Houses PCL (6581941)                              435,700  194,469
    Lanna Resources PCL                                         67,200   39,152
    LH Financial Group PCL                                     574,800   28,593

                                     1143

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
THAILAND -- (Continued)
    Loxley PCL                                               133,770 $   30,537
    LPN Development PCL                                      153,400    124,915
    Major Cineplex Group PCL                                  87,900     66,487
    MBK PCL                                                   25,100    141,963
    MCOT PCL                                                  82,400    140,375
    Minor International PCL                                  258,660    264,388
    Polyplex Thailand PCL                                    144,500     60,557
    Precious Shipping PCL                                    134,300     81,449
    Property Perfect PCL                                   1,240,300     75,221
    Pruksa Real Estate PCL                                   200,000    199,319
    PTT Exploration & Production PCL                         207,086  1,086,584
    PTT Global Chemical PCL                                  405,456  1,008,460
    PTT PCL (6420390)                                        121,900  1,353,983
    PTT PCL (6420408)                                         28,700    318,780
    Quality Houses PCL                                     1,345,983    193,528
*   Raimon Land PCL                                          388,000     28,555
    Ratchaburi Electricity Generating Holding PCL
      (6294249)                                               80,400    162,307
    Ratchaburi Electricity Generating Holding PCL
      (6362771)                                               15,200     30,685
*   Regional Container Lines PCL                              84,500     20,009
    Robinson Department Store PCL                             55,000    149,446
    Rojana Industrial Park PCL                               112,900     48,083
    Saha-Union PCL                                            28,200     39,874
*   Sahaviriya Steel Industries PCL                        2,095,300     41,406
    Samart Corp. PCL                                         133,000    126,882
    Samart I-Mobile PCL                                      235,900     33,436
    Samart Telcoms PCL                                        33,200     28,562
    Sansiri PCL                                              811,500    121,656
    SC Asset Corp PCL                                        411,000    109,227
    Siam Cement PCL (6609906)                                 10,000    168,313
    Siam Cement PCL (6609928)                                 20,500    333,867
    Siam City Cement PCL                                      16,900    280,995
    Siam Commercial Bank PCL                                 140,200    888,491
    Siam Future Development PCL                              169,593     52,583
    Siam Global House PCL                                    131,483    100,348
    Siam Makro PCL                                            13,000    333,969
    Siamgas & Petrochemicals PCL                             191,800     84,954
    Sino Thai Engineering & Construction PCL                 170,742    162,888
    SNC Former PCL                                            42,000     34,917
    Somboon Advance Technology PCL                            42,750     41,876
*   SPCG PCL                                                  97,200    103,492
    Sri Trang Agro-Industry PCL                              201,700    107,207
    Srithai Superware PCL                                     26,700     24,562
    STP & I PCL                                               25,600     81,554
    Supalai PCL (6554675)                                     78,600     54,899
    Supalai PCL (6554749)                                     30,000     20,954
*   SVI PCL                                                  459,885     65,810
*   Tata Steel Thailand PCL                                1,019,200     38,546
    Thai Airways International PCL                           291,400    292,889
    Thai Carbon Black PCL                                     52,300     49,894
    Thai Central Chemical PCL                                 23,300     18,894
    Thai Oil PCL                                             151,800    341,356
*   Thai Reinsurance PCL                                     269,700     50,999

                                     1144

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
THAILAND -- (Continued)
    Thai Rung Union Car PCL                                  97,200 $    41,728
    Thai Stanley Electric PCL                                 7,000      59,864
    Thai Tap Water Supply PCL                               434,500     155,443
    Thai Union Frozen Products PCL                          117,758     226,689
    Thai Vegetable Oil PCL                                  115,700      90,668
    Thai-German Ceramic PCL                                 208,400      44,378
    Thaicom PCL                                             160,200     186,945
    Thanachart Capital PCL                                  186,200     302,932
*   Thoresen Thai Agencies PCL                              112,994      68,913
    Ticon Industrial Connection PCL                         147,337     123,994
    Tipco Asphalt PCL                                        18,400      44,354
    Tisco Financial Group PCL                                59,100     110,750
    TMB Bank PCL                                          4,091,300     381,948
    Total Access Communication PCL                          107,100     426,940
    Toyo-Thai Corp. PCL                                      45,600      85,451
    TPI Polene PCL                                          260,500     133,135
*   True Corp. PCL                                        1,106,047     318,436
    Univanich Palm Oil PCL                                    1,300       5,492
    Vanachai Group PCL                                       83,100      11,325
    Vinythai PCL                                            159,500     100,537
    Workpoint Entertainment PCL                              30,900      59,221
                                                                    -----------
TOTAL THAILAND                                                       24,258,856
                                                                    -----------
TURKEY -- (2.4%)
    Adana Cimento Sanayii TAS Class A                        21,647      54,388
    Akbank TAS                                              297,870   1,568,424
    Akcansa Cimento A.S.                                     12,105      72,941
*   Akenerji Elektrik Uretim A.S.                            75,679      70,606
*   Akfen Holding A.S.                                       31,220      94,814
    Aksa Akrilik Kimya Sanayii                               36,019     106,212
    Aksigorta A.S.                                           59,107      74,608
    Alarko Holding A.S.                                      25,099      75,960
*   Altinyildiz Mensucat ve Konfeksiyon Fabrikalari A.S.      2,373      65,897
*   Anadolu Anonim Tuerk Sigorta Sirketi                     78,516      58,334
*   Anadolu Cam Sanayii A.S.                                 61,774      95,562
    Anadolu Hayat Emeklilik A.S.                             26,615      86,271
    Arcelik A.S.                                             54,000     420,702
*   Asya Katilim Bankasi A.S.                               202,732     245,826
    Bagfas Bandirma Gubre Fabrik                              1,597      47,916
*   Banvit Bandirma Vitaminli Yem Sanayii ASA                 8,696      19,335
    Baticim Bati Anadolu Cimento Sanayii A.S.                 7,067      30,215
    BIM Birlesik Magazalar A.S.                              11,504     590,998
    Bizim Toptan Satis Magazalari A.S.                        6,079     102,519
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.            2,700      51,448
*   Boyner Buyuk Magazacilik                                  1,382       5,282
    Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.         16,934      47,250
    Bursa Cimento Fabrikasi A.S.                              8,364      23,795
*   Celebi Hava Servisi A.S.                                  1,711      20,073
    Cimsa Cimento Sanayi VE Tica                             14,765      87,786
    Coca-Cola Icecek A.S.                                     7,251     202,498
*   Dogan Sirketler Grubu Holding A.S.                      287,505     194,414
*   Dogan Yayin Holding A.S.                                 91,280      44,833

                                     1145

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
TURKEY -- (Continued)
    Dogus Otomotiv Servis ve Ticaret A.S.                    21,854 $139,316
*   Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.          4,061   11,261
    Eczacibasi Yatirim Holding Ortakligi A.S.                10,853   42,431
    EGE Seramik Sanayi ve Ticaret A.S.                       14,245   20,528
    Enka Insaat ve Sanayi A.S.                               80,673  249,684
    Eregli Demir ve Celik Fabrikalari TAS                   353,151  405,066
    Fenerbahce Futbol A.S.                                      555   12,506
    Ford Otomotiv Sanayi A.S.                                 9,748  135,549
*   Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.         808   18,463
    Gentas Genel Metal Sanayi ve Ticaret A.S.                36,786   27,309
*   Global Yatirim Holding A.S.                              98,266   99,463
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.      2,037   75,048
    Goodyear Lastikleri TAS                                   1,186   41,716
*   GSD Holding                                              79,211   61,942
*   Gubre Fabrikalari TAS                                     6,731   59,374
*   Gunes Sigorta                                            11,861   16,038
*   Hurriyet Gazetecilik A.S.                                27,657   14,529
*   Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.              29,013   82,008
*   Is Finansal Kiralama A.S.                                15,520    8,837
*   Izmir Demir Celik Sanayi A.S.                            13,823   22,905
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                                62,083   92,052
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                                24,990   58,836
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                               213,372  241,448
    Kartonsan Karton Sanayi ve Ticaret A.S.                     197   32,089
*   Kerevitas Gida Sanayi ve Ticaret A.S.                       308    6,829
    KOC Holding A.S.                                         86,115  522,171
    Konya Cimento Sanayii A.S.                                  173   32,743
    Koza Altin Isletmeleri A.S.                               4,956   99,407
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.           70,788  176,365
    Mardin Cimento Sanayii ve Ticaret A.S.                    6,489   20,934
*   Marshall Boya ve Vernik                                   1,004   28,450
*   Menderes Tekstil Sanayi ve Ticaret A.S.                   7,162    2,201
*   Metro Ticari ve Mali Yatirimlar Holding A.S.             47,720   17,080
*   Migros Ticaret A.S.                                       7,692   99,894
*   NET Holding A.S.                                         46,905   66,256
    Netas Telekomunikasyon A.S.                               3,910   23,484
    Nuh Cimento Sanayi A.S.                                  13,377   81,386
    Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.   33,380  125,436
*   Petkim Petrokimya Holding A.S.                          142,470  248,388
    Pinar Entegre Et ve Un Sanayi A.S.                        5,800   25,052
    Pinar SUT Mamulleri Sanayii A.S.                          5,566   53,131
*   Polyester Sanayi A.S.                                    51,100   32,551
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.      14,081   22,571
*   Sekerbank TAS                                           139,437  160,470
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                43,312   50,821
*   Soda Sanayii A.S.                                        44,932   63,969
*   TAT Konserve Sanayii A.S.                                20,954   28,790
*   TAV Havalimanlari Holding A.S.                           26,922  190,149
    Tekfen Holding A.S.                                      60,944  236,871
*   Tekstil Bankasi A.S.                                     36,499   34,466
    Tofas Turk Otomobil Fabrikasi A.S.                       18,934  132,215
*   Trakya Cam Sanayi A.S.                                   86,728  146,712

                                     1146

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
TURKEY -- (Continued)
    Tupras Turkiye Petrol Rafinerileri A.S.                 17,268 $    482,591
    Turcas Petrol A.S.                                      28,793       55,832
    Turk Telekomunikasyon A.S.                              47,806      226,778
    Turk Traktor ve Ziraat Makineleri A.S.                   3,555      134,541
*   Turkcell Iletisim Hizmetleri A.S.                       14,831       92,346
*   Turkcell Iletisim Hizmetleri A.S. ADR                   34,271      535,313
    Turkiye Garanti Bankasi A.S.                           382,265    2,115,040
    Turkiye Halk Bankasi A.S.                               68,195      744,638
    Turkiye Is Bankasi                                     263,406    1,018,850
    Turkiye Sinai Kalkinma Bankasi A.S.                    223,947      322,765
    Turkiye Sise ve Cam Fabrikalari A.S.                   140,709      239,010
    Turkiye Vakiflar Bankasi Tao                           209,653      750,211
    Ulker Biskuvi Sanayi A.S.                               15,022      128,592
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.                 6,835       10,337
*   Vestel Elektronik Sanayi ve Ticaret A.S.                18,074       23,024
*   Yapi Kredi Sigorta A.S.                                  6,922       68,020
    Yapi ve Kredi Bankasi A.S.                             145,404      451,881
*   Zorlu Enerji Elektrik Uretim A.S.                       44,083       38,163
                                                                   ------------
TOTAL TURKEY                                                         16,694,029
                                                                   ------------
TOTAL COMMON STOCKS                                                 635,672,720
                                                                   ------------
PREFERRED STOCKS -- (1.8%)

BRAZIL -- (1.7%)
    AES Tiete SA                                            20,333      206,099
    Alpargatas SA                                           26,289      175,147
    Banco ABC Brasil SA                                     26,997      212,117
    Banco Bradesco SA                                      266,090    4,374,210
    Banco Daycoval SA                                       15,600       82,181
    Banco do Estado do Rio Grande do Sul SA Class B         58,316      491,128
    Banco Industrial e Comercial SA                         21,889       61,813
*   Banco Panamericano SA                                   37,300      128,637
    Banco Pine SA                                            5,011       34,663
    Centrais Eletricas Brasileiras SA Class B                7,600       39,467
    Centrais Eletricas de Santa Catarina SA                  6,450       77,210
    Cia de Gas de Sao Paulo Class A                          5,800      155,817
    Cia de Saneamento do Parana                                100          365
    Cia de Transmissao de Energia Eletrica Paulista          4,987       87,364
    Cia Energetica de Minas Gerais                          16,300      207,747
    Cia Energetica de Sao Paulo Class B                     26,700      282,514
    Cia Energetica do Ceara Class A                          7,465      178,384
    Cia Ferro Ligas da Bahia - Ferbasa                      16,000       97,963
    Cia Paranaense de Energia                                1,268       22,537
    Eletropaulo Metropolitana Eletricidade de Sao Paulo SA  19,295       79,273
    Eucatex SA Industria e Comercio                          6,800       26,068
    Forjas Taurus SA                                        17,818       23,244
    Gerdau SA                                               10,737       83,932
*   Gol Linhas Aereas Inteligentes SA                       29,600      182,120
    Itau Unibanco Holding SA                                15,700      263,269
    Klabin SA                                               99,500      666,400
    Lojas Americanas SA                                     43,047      376,090
    Marcopolo SA                                            47,700      317,325

                                     1147

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BRAZIL -- (Continued)
    Oi SA                                                    21,363 $    52,427
    Petroleo Brasileiro SA                                  109,400   1,092,496
    Randon Participacoes SA                                  49,300     321,808
    Saraiva SA Livreiros Editores                             9,515     157,842
*   Suzano Papel e Celulose SA Class A                       95,100     346,985
    Telefonica Brasil SA                                        962      25,507
    Unipar Participacoes SA Class B                         125,400      31,965
*   Usinas Siderurgicas de Minas Gerais SA Class A          125,400     620,497
                                                                    -----------
TOTAL BRAZIL                                                         11,582,611
                                                                    -----------
CHILE -- (0.0%)
    Embotelladora Andina SA                                  18,695      99,241
    Embotelladora Andina SA Class B                          18,186     123,570
                                                                    -----------
TOTAL CHILE                                                             222,811
                                                                    -----------
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                      10,226      23,813
    Banco Davivienda SA                                      18,484     247,320
    Grupo Aval Acciones y Valores                           105,791      74,195
    Grupo de Inversiones Suramericana SA                      3,476      73,173
                                                                    -----------
TOTAL COLOMBIA                                                          418,501
                                                                    -----------
HONG KONG -- (0.0%)
    Li Ning Co., Ltd.                                        98,749      54,463
                                                                    -----------
TOTAL PREFERRED STOCKS                                               12,278,386
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

CHINA -- (0.0%)
*   Shui On Land, Ltd. Rights 05/13/13                      269,755      28,157
                                                                    -----------
MALAYSIA -- (0.0%)
*   Mah Sing Group Bhd Rights 03/18/18                       18,199       2,423
                                                                    -----------
POLAND -- (0.0%)
*   Polimex-Mostostal SA Rights                              92,257          --
                                                                    -----------
SOUTH KOREA -- (0.0%)
*   Korea Circuit Co., Ltd. Rights 05/29/13                     550       2,873
                                                                    -----------
THAILAND -- (0.0%)
*   LH Financial Group PCL Rights 05/23/13                   19,160         300
*   Loxley PCL Rights 04/21/16                                1,593          --
*   Tisco Financial Group PCL Rights 06/26/13                 5,910       6,242
                                                                    -----------
TOTAL THAILAND                                                            6,542
                                                                    -----------
TOTAL RIGHTS/WARRANTS                                                    39,995
                                                                    -----------

                                     1148

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES/
                                                          FACE
                                                         AMOUNT
                                                          (000)       VALUE+
                                                        ---------- ------------
SECURITIES LENDING COLLATERAL -- (7.0%)
(S)@  DFA Short Term Investment Fund                     4,235,091 $ 49,000,000
@     Repurchase Agreement, Deutsche Bank Securities,
        Inc. 0.16%, 05/01/13 (Collateralized by
        $65,404 FNMA, rates ranging from 3.000% to
        3.500%, maturities ranging from 09/01/32 to
        08/01/42, valued at $66,846) to be repurchased
        at $65,535                                      $       66       65,535
                                                                   ------------
TOTAL SECURITIES LENDING COLLATERAL                                  49,065,535
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $612,041,710)                  $697,056,636
                                                                   ============

                                     1149

                       TAX-MANAGED U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES   VALUE+
                                                            ------ ----------
COMMON STOCKS -- (84.3%)

Consumer Discretionary -- (11.1%)
*   1-800-Flowers.com, Inc. Class A                          3,914 $   23,210
    Aaron's, Inc.                                            7,750    222,502
#   Abercrombie & Fitch Co. Class A                          8,850    438,606
    Advance Auto Parts, Inc.                                 7,900    662,652
#*  Aeropostale, Inc.                                        8,325    122,045
*   AFC Enterprises, Inc.                                    2,600     82,888
    AH Belo Corp. Class A                                    1,226      7,111
#*  Amazon.com, Inc.                                        38,978  9,893,006
    Ambassadors Group, Inc.                                  1,423      4,767
#*  AMC Networks, Inc. Class A                               5,981    376,863
*   America's Car-Mart, Inc.                                 1,100     50,897
#*  American Apparel, Inc.                                     532      1,027
    American Eagle Outfitters, Inc.                         18,300    355,935
    American Greetings Corp. Class A                         3,222     59,414
#*  American Public Education, Inc.                          2,200     73,766
    Ameristar Casinos, Inc.                                  3,254     85,873
*   ANN, Inc.                                                5,225    154,346
#*  Apollo Group, Inc. Class A                              10,210    187,558
    Arbitron, Inc.                                           2,800    130,732
*   Arctic Cat, Inc.                                         2,500    112,475
*   Asbury Automotive Group, Inc.                            2,900    116,261
*   Ascena Retail Group, Inc.                               13,900    257,150
*   Ascent Capital Group, Inc. Class A                       1,135     75,466
#   Autoliv, Inc.                                           10,143    775,128
*   AutoNation, Inc.                                         4,387    199,652
#*  AutoZone, Inc.                                           3,400  1,390,906
*   Ballantyne Strong, Inc.                                  2,600     11,674
#*  Bally Technologies, Inc.                                 4,400    234,432
#*  Barnes & Noble, Inc.                                     3,400     61,642
    Bassett Furniture Industries, Inc.                         306      4,293
    Beasley Broadcasting Group, Inc. Class A                   325      2,122
#*  Beazer Homes USA, Inc.                                     779     12,589
    bebe stores, Inc.                                        3,388     19,176
#*  Bed Bath & Beyond, Inc.                                 22,104  1,520,755
    Belo Corp. Class A                                       8,900     95,408
#   Best Buy Co., Inc.                                      29,105    756,439
    Big 5 Sporting Goods Corp.                               2,146     36,053
#*  Big Lots, Inc.                                           5,898    214,805
*   Biglari Holdings, Inc.                                     215     83,265
#*  BJ's Restaurants, Inc.                                   2,498     85,681
*   Blue Nile, Inc.                                          1,407     45,910
    Blyth, Inc.                                                836     13,777
    Bob Evans Farms, Inc.                                    3,500    151,690
*   Body Central Corp.                                       1,200     12,216
    Bon-Ton Stores, Inc. (The)                               2,096     32,153
*   Books-A-Million, Inc.                                    1,295      3,367
*   BorgWarner, Inc.                                        12,365    966,572
#*  Boyd Gaming Corp.                                        5,900     70,800
*   Bravo Brio Restaurant Group, Inc.                        1,543     26,231
*   Bridgepoint Education, Inc.                              2,100     22,638
#   Brinker International, Inc.                              7,728    300,619

                                     1150

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Brown Shoe Co., Inc.                                      5,187 $   87,712
    Brunswick Corp.                                           9,823    310,996
#   Buckle, Inc. (The)                                        3,112    151,088
#*  Buffalo Wild Wings, Inc.                                  2,000    180,000
*   Build-A-Bear Workshop, Inc.                               2,400     12,168
*   Cabela's, Inc.                                            4,900    314,580
#   Cablevision Systems Corp. Class A                        20,130    299,132
*   Cache, Inc.                                               1,087      4,152
    Callaway Golf Co.                                         6,900     46,230
*   Cambium Learning Group, Inc.                             11,314     10,975
#*  Capella Education Co.                                     1,400     49,588
*   Career Education Corp.                                    6,800     14,892
#*  CarMax, Inc.                                             24,238  1,115,918
*   Carmike Cinemas, Inc.                                     1,680     29,501
    Carnival Corp.                                           47,105  1,625,594
    Carriage Services, Inc.                                   2,167     37,901
*   Carrols Restaurant Group, Inc.                            2,151     10,217
*   Carter's, Inc.                                            6,800    444,652
    Cato Corp. (The) Class A                                  2,761     66,292
*   Cavco Industries, Inc.                                    1,157     52,782
    CBS Corp. Class A                                         5,128    235,068
    CBS Corp. Class B                                        62,458  2,859,327
    CEC Entertainment, Inc.                                   1,857     61,968
*   Central European Media Enterprises, Ltd. Class A            524      1,939
*   Charter Communications, Inc. Class A                      7,900    795,846
#   Cheesecake Factory, Inc. (The)                            5,550    221,001
    Cherokee, Inc.                                              542      7,062
    Chico's FAS, Inc.                                        18,000    328,860
*   Children's Place Retail Stores, Inc. (The)                2,340    114,473
*   Chipotle Mexican Grill, Inc.                              3,385  1,229,398
#   Choice Hotels International, Inc.                         3,175    124,016
*   Christopher & Banks Corp.                                   817      5,678
    Churchill Downs, Inc.                                     1,444    110,408
    Cinemark Holdings, Inc.                                  11,217    346,493
*   Citi Trends, Inc.                                         1,200     14,124
*   Clear Channel Outdoor Holdings, Inc. Class A              3,850     27,836
#   Coach, Inc.                                              28,568  1,681,512
#*  Coinstar, Inc.                                            2,800    147,868
#*  Coldwater Creek, Inc.                                       300      1,071
#   Collectors Universe                                         600      7,146
#   Columbia Sportswear Co.                                   1,327     77,762
    Comcast Corp. Class A                                   224,903  9,288,494
    Comcast Corp. Special Class A                            53,972  2,120,560
#*  Conn's, Inc.                                              2,882    124,819
    Cooper Tire & Rubber Co.                                  6,429    160,018
    Core-Mark Holding Co., Inc.                               1,200     62,448
#*  Corinthian Colleges, Inc.                                 8,800     17,600
#   Cracker Barrel Old Country Store, Inc.                    2,300    190,302
*   Crocs, Inc.                                               9,700    155,394
*   Crown Media Holdings, Inc. Class A                          130        267
    CSS Industries, Inc.                                      1,250     35,825
    CTC Media, Inc.                                           5,347     66,784

                                     1151

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Culp, Inc.                                                1,492 $   24,230
*   Cumulus Media, Inc. Class A                               4,000     12,760
    Dana Holding Corp.                                       16,000    276,000
#   Darden Restaurants, Inc.                                 12,362    638,250
#*  Deckers Outdoor Corp.                                     3,000    165,360
*   dELiA*s, Inc.                                             1,100        726
    Delphi Automotive P.L.C.                                 29,409  1,358,990
    Destination Maternity Corp.                               1,600     38,000
*   Destination XL Group, Inc.                                4,200     20,916
#   DeVry, Inc.                                                  27        756
#*  Dex One Corp.                                             3,200      7,616
#   Dick's Sporting Goods, Inc.                               9,990    480,519
#*  Digital Generation, Inc.                                  2,200     14,740
    Dillard's, Inc. Class A                                   3,826    315,301
    DineEquity, Inc.                                          1,700    121,108
*   DIRECTV                                                  57,609  3,258,365
*   Discovery Communications, Inc.                           11,452    811,832
#*  Discovery Communications, Inc. Class A                   15,081  1,188,684
    DISH Network Corp. Class A                               22,000    862,180
*   Dollar General Corp.                                     24,900  1,297,041
*   Dollar Tree, Inc.                                        24,100  1,146,196
    Domino's Pizza, Inc.                                      5,786    319,387
    Dorman Products, Inc.                                     2,578     97,294
    Dover Downs Gaming & Entertainment, Inc.                  2,000      3,680
    DR Horton, Inc.                                          29,700    774,576
#*  DreamWorks Animation SKG, Inc. Class A                    7,680    148,070
    Drew Industries, Inc.                                     2,271     81,983
#   DSW, Inc. Class A                                         3,808    251,785
#   Dunkin' Brands Group, Inc.                                9,785    379,756
#*  Education Management Corp.                                3,571     20,248
    Einstein Noah Restaurant Group, Inc.                        395      5,692
*   Entercom Communications Corp. Class A                     2,510     19,854
    Entravision Communications Corp. Class A                  2,700     10,422
#   Ethan Allen Interiors, Inc.                               2,900     84,912
*   EW Scripps Co. Class A                                    3,300     45,837
*   Exide Technologies                                        7,500      6,353
    Expedia, Inc.                                            10,207    569,959
*   Express, Inc.                                             8,200    149,322
#   Family Dollar Stores, Inc.                               10,212    626,710
*   Famous Dave's Of America, Inc.                            1,098     12,133
*   Federal-Mogul Corp.                                       2,097     15,686
*   Fiesta Restaurant Group, Inc.                             1,578     43,016
*   Fifth & Pacific Cos., Inc.                               10,173    209,767
    Finish Line, Inc. (The) Class A                           5,300    102,767
    Fisher Communications, Inc.                                 600     24,852
    Foot Locker, Inc.                                        15,542    541,950
    Ford Motor Co.                                          386,912  5,304,564
*   Fossil, Inc.                                              5,314    521,410
    Fred's, Inc. Class A                                      3,670     52,224
#*  Fuel Systems Solutions, Inc.                              1,392     21,868
*   Furniture Brands International, Inc.                      4,400      4,840
*   G-III Apparel Group, Ltd.                                 1,800     73,188

                                     1152

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Gaiam, Inc. Class A                                       1,309 $     5,747
#   GameStop Corp. Class A                                   12,940     451,606
    Gaming Partners International Corp.                         800       6,912
#   Gannett Co., Inc.                                        23,899     481,804
#   Gap, Inc. (The)                                          32,880   1,249,111
#   Garmin, Ltd.                                             12,906     452,742
*   Geeknet, Inc.                                               500       6,540
*   General Motors Co.                                       77,628   2,394,048
*   Genesco, Inc.                                             2,400     147,720
#   Gentex Corp.                                             13,909     312,952
*   Gentherm, Inc.                                            2,458      37,435
#   Genuine Parts Co.                                        16,430   1,254,102
    GNC Holdings, Inc. Class A                               10,132     459,284
#*  Goodyear Tire & Rubber Co. (The)                         26,660     333,117
*   Gordmans Stores, Inc.                                       279       3,147
*   Grand Canyon Education, Inc.                              4,008     102,485
*   Gray Television, Inc.                                     3,550      22,543
    Group 1 Automotive, Inc.                                  2,780     168,134
#*  Groupon, Inc.                                            12,180      74,298
#   Guess?, Inc.                                              6,590     182,411
#   H&R Block, Inc.                                          29,001     804,488
#*  Hanesbrands, Inc.                                        10,675     535,458
    Harley-Davidson, Inc.                                    24,000   1,311,600
#   Harman International Industries, Inc.                     7,400     330,854
    Harte-Hanks, Inc.                                         3,368      26,708
#   Hasbro, Inc.                                             12,600     596,862
    Haverty Furniture Cos., Inc.                              1,700      40,426
*   Helen of Troy, Ltd.                                       4,100     143,008
#*  hhgregg, Inc.                                             2,516      33,991
#*  Hibbett Sports, Inc.                                      2,888     158,407
    Hillenbrand, Inc.                                         6,405     160,958
    Home Depot, Inc. (The)                                  159,145  11,673,286
#*  HomeAway, Inc.                                            2,400      73,320
    Hooker Furniture Corp.                                    1,300      22,477
    Hot Topic, Inc.                                           3,381      47,165
    HSN, Inc.                                                 4,220     221,888
*   Hyatt Hotels Corp. Class A                                4,393     187,493
*   Iconix Brand Group, Inc.                                  7,198     206,223
    International Game Technology                            27,800     471,210
    International Speedway Corp. Class A                      2,075      68,205
    Interpublic Group of Cos., Inc. (The)                    44,816     620,253
    Interval Leisure Group, Inc.                              4,458      84,969
*   Isle of Capri Casinos, Inc.                               3,400      26,044
#*  ITT Educational Services, Inc.                            1,300      23,803
*   Jack in the Box, Inc.                                     4,400     157,740
    JAKKS Pacific, Inc.                                       2,151      23,467
*   Jarden Corp.                                              9,712     437,137
#   JC Penney Co., Inc.                                      16,086     264,132
#   John Wiley & Sons, Inc. Class A                           5,120     195,430
    Johnson Controls, Inc.                                   70,796   2,478,568
*   Johnson Outdoors, Inc. Class A                            1,187      27,847
    Jones Group, Inc. (The)                                   8,808     123,312

                                     1153

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#*  Jos A Bank Clothiers, Inc.                                3,300 $  144,144
*   Journal Communications, Inc. Class A                      5,077     34,574
*   K-Swiss, Inc. Class A                                     2,837     13,447
#*  K12, Inc.                                                 2,215     56,416
#   KB Home                                                   8,900    200,606
*   Kid Brands, Inc.                                          1,200      1,356
*   Kirkland's, Inc.                                          1,502     18,114
#   Kohl's Corp.                                             23,760  1,118,146
*   Kona Grill, Inc.                                          1,120     10,920
*   Krispy Kreme Doughnuts, Inc.                              5,319     72,658
    L Brands, Inc.                                           26,236  1,322,557
    La-Z-Boy, Inc.                                            6,000    108,360
*   Lakeland Industries, Inc.                                 1,000      3,990
*   Lamar Advertising Co. Class A                             6,915    323,760
    Las Vegas Sands Corp.                                    42,699  2,401,819
#*  LeapFrog Enterprises, Inc.                                5,500     49,170
#   Lear Corp.                                               10,200    589,356
*   Learning Tree International, Inc.                         1,342      5,033
#   Leggett & Platt, Inc.                                    15,277    492,530
#   Lennar Corp. Class A                                     17,141    706,552
    Lennar Corp. Class B                                      1,241     40,469
*   Libbey, Inc.                                              2,200     42,614
#*  Liberty Global, Inc. Class A                             14,137  1,023,095
*   Liberty Global, Inc. Class B                                 95      6,872
#*  Liberty Global, Inc. Series C                            11,348    767,692
*   Liberty Interactive Corp. Class A                        55,690  1,185,640
*   Liberty Interactive Corp. Class B                           201      4,241
*   Liberty Media Corp. Class A                              11,477  1,318,478
*   Liberty Media Corp. Class B                                 200     22,907
*   Liberty Ventures Series A                                 3,322    244,067
#*  Life Time Fitness, Inc.                                   4,178    192,940
    Lifetime Brands, Inc.                                       300      4,050
*   LIN TV Corp. Class A                                      2,800     34,468
    Lincoln Educational Services Corp.                        2,164     12,053
#*  Lions Gate Entertainment Corp.                            7,700    191,037
    Lithia Motors, Inc. Class A                               2,487    123,156
*   Live Nation Entertainment, Inc.                          15,286    193,062
#*  LKQ Corp.                                                31,047    747,612
    Loral Space & Communications, Inc.                        1,300     79,976
    Lowe's Cos., Inc.                                       119,672  4,597,798
*   Luby's, Inc.                                              1,849     12,592
#*  Lululemon Athletica, Inc.                                 8,363    636,675
#*  Lumber Liquidators Holdings, Inc.                         2,349    192,524
*   M/I Homes, Inc.                                           2,750     67,650
    Mac-Gray Corp.                                            1,591     20,603
    Macy's, Inc.                                             41,035  1,830,161
*   Madison Square Garden Co. (The) Class A                   6,000    361,620
*   Maidenform Brands, Inc.                                   2,442     43,956
    Marcus Corp.                                              2,400     30,816
    Marine Products Corp.                                     1,898     13,723
*   MarineMax, Inc.                                           1,700     19,703
#   Marriott International, Inc. Class A                     27,826  1,198,188

                                     1154

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Marriott Vacations Worldwide Corp.                        2,389 $   108,652
*   Martha Stewart Living Omnimedia Class A                   2,700       6,669
#   Mattel, Inc.                                             36,665   1,674,124
#   Matthews International Corp. Class A                      2,000      73,620
#*  McClatchy Co. (The) Class A                               4,300       9,933
#   McDonald's Corp.                                        107,439  10,973,819
    MDC Holdings, Inc.                                        4,445     167,132
*   Media General, Inc. Class A                                 800       6,560
    Men's Wearhouse, Inc. (The)                               5,635     188,772
#   Meredith Corp.                                            2,528      98,137
*   Meritage Homes Corp.                                      3,700     180,523
#*  MGM Resorts International                                38,364     541,700
*   Modine Manufacturing Co.                                  3,216      29,394
*   Mohawk Industries, Inc.                                   6,200     687,456
*   Monarch Casino & Resort, Inc.                             1,845      23,745
#   Monro Muffler Brake, Inc.                                 2,978     123,170
#*  Morgans Hotel Group Co.                                     276       1,692
#   Morningstar, Inc.                                         2,287     150,965
#*  Motorcar Parts of America, Inc.                             783       4,682
    Movado Group, Inc.                                        2,362      71,427
*   Multimedia Games Holding Co., Inc.                        2,364      58,296
    NACCO Industries, Inc. Class A                              387      22,454
*   Nathan's Famous, Inc.                                       509      22,727
    National CineMedia, Inc.                                  6,419     104,245
*   Nautilus, Inc.                                            4,149      28,545
#*  Netflix, Inc.                                             5,700   1,231,599
*   New York & Co., Inc.                                      5,059      22,563
#*  New York Times Co. (The) Class A                         14,000     124,040
    Newell Rubbermaid, Inc.                                  30,568     805,161
    News Corp. Class A                                      164,416   5,091,964
    News Corp. Class B                                       45,563   1,417,921
    Nexstar Broadcasting Group, Inc. Class A                  2,493      60,705
#   NIKE, Inc.                                               76,495   4,865,082
#   Nordstrom, Inc.                                          17,146     970,292
    Nutrisystem, Inc.                                         2,065      16,727
#*  NVR, Inc.                                                   500     515,000
*   O'Reilly Automotive, Inc.                                12,850   1,379,062
*   Office Depot, Inc.                                       26,000     100,360
    OfficeMax, Inc.                                           7,500      86,325
#   Omnicom Group, Inc.                                      27,235   1,627,836
#*  Orbitz Worldwide, Inc.                                    3,586      21,444
#*  Orchard Supply Hardware Stores Corp. Class A                195         386
*   Orient-Express Hotels, Ltd. Class A                       8,827      89,153
    Outdoor Channel Holdings, Inc.                            1,944      17,010
#*  Overstock.com, Inc.                                       1,830      38,064
#   Oxford Industries, Inc.                                   1,382      81,718
#*  Pacific Sunwear of California, Inc.                       6,000      16,500
*   Pandora Media, Inc.                                       4,145      57,740
#*  Panera Bread Co. Class A                                  3,075     544,982
*   Papa John's International, Inc.                           1,900     119,700
*   Penn National Gaming, Inc.                                6,627     388,011
    Penske Automotive Group, Inc.                             4,700     145,324

                                     1155

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Pep Boys-Manny Moe & Jack (The)                           4,332 $   50,251
    Perry Ellis International, Inc.                             969     17,025
#   PetMed Express, Inc.                                      2,200     27,500
#   PetSmart, Inc.                                           11,800    805,232
#   Pier 1 Imports, Inc.                                     10,500    243,705
#*  Pinnacle Entertainment, Inc.                              5,100     97,206
#   Polaris Industries, Inc.                                  6,994    602,813
    Pool Corp.                                                5,100    250,002
#*  priceline.com, Inc.                                       5,282  3,676,219
*   PulteGroup, Inc.                                         36,663    769,556
    PVH Corp.                                                 7,892    910,816
*   Quiksilver, Inc.                                          8,658     58,268
#   RadioShack Corp.                                         11,260     35,694
    Ralph Lauren Corp.                                        6,300  1,143,954
*   Red Lion Hotels Corp.                                     2,034     13,282
*   Red Robin Gourmet Burgers, Inc.                           1,300     62,881
#   Regal Entertainment Group Class A                         9,436    169,282
#   Regis Corp.                                               4,556     85,425
    Rent-A-Center, Inc.                                       6,145    214,645
*   Rentrak Corp.                                             1,137     25,742
    RG Barry Corp.                                            1,300     17,927
*   Rick's Cabaret International, Inc.                        1,000      8,440
*   Rocky Brands, Inc.                                          231      3,419
    Ross Stores, Inc.                                        24,000  1,585,680
    Royal Caribbean Cruises, Ltd.                            14,600    533,338
*   Ruby Tuesday, Inc.                                        5,370     51,767
#*  rue21, Inc.                                               1,532     48,871
*   Ruth's Hospitality Group, Inc.                            4,284     42,454
#   Ryland Group, Inc. (The)                                  3,900    175,734
    Saga Communications, Inc. Class A                           676     31,123
*   Saks, Inc.                                               10,680    123,354
    Salem Communications Corp. Class A                          400      3,672
#*  Sally Beauty Holdings, Inc.                              17,735    533,114
    Scholastic Corp.                                          2,600     71,370
*   Scientific Games Corp. Class A                            5,774     51,273
    Scripps Networks Interactive, Inc. Class A                9,189    611,804
    Sears Canada, Inc.                                        1,855     17,380
#*  Sears Holdings Corp.                                      4,332    222,405
#*  Select Comfort Corp.                                      5,594    118,705
    Service Corp. International/US                           21,200    357,856
*   SHFL Entertainment, Inc.                                  6,176     97,581
    Shiloh Industries, Inc.                                   1,564     15,405
    Shoe Carnival, Inc.                                         688     14,331
*   Shutterfly, Inc.                                          3,662    163,069
#   Signet Jewelers, Ltd.                                     8,700    597,951
#   Sinclair Broadcast Group, Inc. Class A                    5,500    147,400
#   Sirius XM Radio, Inc.                                   667,490  2,169,342
#   Six Flags Entertainment Corp.                             4,289    312,539
*   Skechers U.S.A., Inc. Class A                             3,800     78,964
*   Skyline Corp.                                               800      3,624
#*  Smith & Wesson Holding Corp.                              7,000     61,460
    Sonic Automotive, Inc. Class A                            4,001     87,982

                                     1156

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Sonic Corp.                                               6,463 $   80,981
#   Sotheby's                                                 7,207    255,704
    Spartan Motors, Inc.                                      3,375     17,955
    Speedway Motorsports, Inc.                                2,352     42,407
    Stage Stores, Inc.                                        3,250     89,993
    Standard Motor Products, Inc.                             1,900     58,216
#*  Standard Pacific Corp.                                   11,743    106,274
*   Stanley Furniture Co., Inc.                                 637      2,516
#   Staples, Inc.                                            68,657    909,019
    Starbucks Corp.                                          78,988  4,805,630
    Starwood Hotels & Resorts Worldwide, Inc.                20,547  1,325,692
*   Starz - Liberty Capital (85571Q102)                      11,477    268,332
*   Starz - Liberty Capital (85571Q201)                         200      4,678
    Stein Mart, Inc.                                          3,347     26,475
*   Steiner Leisure, Ltd.                                     1,400     67,802
*   Steinway Musical Instruments, Inc.                          900     22,446
*   Steven Madden, Ltd.                                       4,595    223,455
#   Stewart Enterprises, Inc. Class A                         8,882     79,139
*   Stoneridge, Inc.                                          3,400     25,738
    Strayer Education, Inc.                                     500     23,680
#   Sturm Ruger & Co., Inc.                                   1,900     97,413
    Superior Industries International, Inc.                   2,200     40,392
    Superior Uniform Group, Inc.                                162      1,882
    Systemax, Inc.                                            1,666     15,261
*   Tandy Leather Factory, Inc.                                 663      4,707
#   Target Corp.                                             65,382  4,613,354
#*  Tempur-Pedic International, Inc.                          6,523    316,365
*   Tenneco, Inc.                                             6,595    255,029
#*  Tesla Motors, Inc.                                        6,932    374,259
#   Texas Roadhouse, Inc.                                     6,800    159,800
#   Thor Industries, Inc.                                     4,861    180,294
#   Tiffany & Co.                                            13,444    990,554
*   Tile Shop Holdings, Inc.                                  1,665     41,292
    Time Warner Cable, Inc.                                  31,636  2,970,304
    Time Warner, Inc.                                       100,592  6,013,390
    TJX Cos., Inc.                                           76,142  3,713,445
#*  Toll Brothers, Inc.                                      15,760    540,726
    Town Sports International Holdings, Inc.                  2,129     21,439
#   Tractor Supply Co.                                        7,544    808,490
#*  TripAdvisor, Inc.                                        10,996    578,170
    True Religion Apparel, Inc.                               2,500     67,650
*   TRW Automotive Holdings Corp.                            10,979    659,509
*   Tuesday Morning Corp.                                     3,200     25,952
#   Tupperware Brands Corp.                                   6,100    489,830
#*  Ulta Salon Cosmetics & Fragrance, Inc.                    6,522    571,653
#*  Under Armour, Inc. Class A                                7,800    445,224
*   Unifi, Inc.                                               1,766     34,437
*   Universal Electronics, Inc.                               1,700     39,066
    Universal Technical Institute, Inc.                       2,300     27,301
*   Urban Outfitters, Inc.                                   12,450    515,928
    Vail Resorts, Inc.                                        3,700    223,110
#   Valassis Communications, Inc.                             3,990    102,264

                                     1157

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
#   Value Line, Inc.                                           400 $      3,744
*   Valuevision Media, Inc. Class A                            800        3,440
#*  Vera Bradley, Inc.                                       2,206       50,341
#   VF Corp.                                                 9,450    1,684,179
    Viacom, Inc. Class A                                     1,192       77,146
    Viacom, Inc. Class B                                    46,874    2,999,467
    Virgin Media, Inc.                                      27,500    1,341,450
*   Visteon Corp.                                            3,796      223,167
#*  Vitacost.com, Inc.                                         489        3,804
#*  Vitamin Shoppe, Inc.                                     2,565      126,070
*   VOXX International Corp.                                 1,271       12,113
#   Walt Disney Co. (The)                                  182,866   11,491,299
#   Washington Post Co. (The) Class B                          500      221,670
#   Weight Watchers International, Inc.                      2,900      122,293
    Wendy's Co. (The)                                       33,225      189,050
*   West Marine, Inc.                                        2,681       31,716
*   Wet Seal, Inc. (The) Class A                             9,200       29,992
    Whirlpool Corp.                                          8,265      944,524
#   Williams-Sonoma, Inc.                                    9,360      502,445
    Winmark Corp.                                              300       18,561
*   Winnebago Industries, Inc.                               2,407       44,096
*   WMS Industries, Inc.                                     5,290      134,260
#   Wolverine World Wide, Inc.                               5,400      257,958
    World Wrestling Entertainment, Inc. Class A              3,100       28,458
    Wyndham Worldwide Corp.                                 16,802    1,009,464
#   Wynn Resorts, Ltd.                                       8,681    1,191,901
#   Yum! Brands, Inc.                                       46,861    3,192,171
#*  Zagg, Inc.                                                 171        1,158
*   Zale Corp.                                               2,400       10,656
*   Zumiez, Inc.                                             2,400       69,528
                                                                   ------------
Total Consumer Discretionary                                        233,553,451
                                                                   ------------
Consumer Staples -- (8.6%)
#   Alico, Inc.                                                496       20,738
*   Alliance One International, Inc.                         8,769       32,884
#   Altria Group, Inc.                                     215,769    7,877,726
    Andersons, Inc. (The)                                    1,785       97,318
    Archer-Daniels-Midland Co.                              70,090    2,378,855
#   Avon Products, Inc.                                     44,150    1,022,514
    B&G Foods, Inc.                                          5,470      168,804
    Beam, Inc.                                              14,780      956,414
#*  Boston Beer Co., Inc. (The) Class A                        785      132,916
*   Boulder Brands, Inc.                                     7,136       64,295
    Brown-Forman Corp. Class A                               8,651      608,771
#   Brown-Forman Corp. Class B                              12,794      901,977
    Bunge, Ltd.                                             15,335    1,107,340
#   Cal-Maine Foods, Inc.                                    2,100       89,628
    Calavo Growers, Inc.                                     1,264       35,847
#   Campbell Soup Co.                                       20,300      942,123
#   Casey's General Stores, Inc.                             3,600      208,476
#*  Central European Distribution Corp.                      5,975          418
*   Central Garden and Pet Co.                               1,175       10,281

                                     1158

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
*   Central Garden and Pet Co. Class A                        3,229 $    28,415
*   Chiquita Brands International, Inc.                       4,900      42,287
#   Church & Dwight Co., Inc.                                14,700     939,183
#   Clorox Co. (The)                                         13,216   1,139,880
    Coca-Cola Bottling Co. Consolidated                         481      29,581
    Coca-Cola Co. (The)                                     431,007  18,244,526
    Coca-Cola Enterprises, Inc.                              30,541   1,118,717
#   Colgate-Palmolive Co.                                    48,144   5,748,875
    ConAgra Foods, Inc.                                      42,889   1,516,984
*   Constellation Brands, Inc. Class A                       17,900     883,365
    Costco Wholesale Corp.                                   46,306   5,020,960
#*  Crimson Wine Group, Ltd.                                  2,024      18,236
    CVS Caremark Corp.                                      131,532   7,652,532
*   Darling International, Inc.                              12,564     232,560
#*  Dean Foods Co.                                           20,168     386,015
*   Dole Food Co., Inc.                                       3,815      41,049
    Dr Pepper Snapple Group, Inc.                            22,078   1,078,069
*   Elizabeth Arden, Inc.                                     2,600     106,470
    Energizer Holdings, Inc.                                  6,800     656,812
#   Estee Lauder Cos., Inc. (The) Class A                    24,419   1,693,458
*   Farmer Bros Co.                                           1,300      19,695
    Flowers Foods, Inc.                                      13,603     448,083
    Fresh Del Monte Produce, Inc.                             3,973     100,954
#*  Fresh Market, Inc. (The)                                  4,133     169,164
    General Mills, Inc.                                      68,607   3,459,165
#*  Green Mountain Coffee Roasters, Inc.                     13,162     755,499
#*  Hain Celestial Group, Inc. (The)                          4,200     274,050
#   Harris Teeter Supermarkets, Inc.                          5,100     213,129
#   Herbalife, Ltd.                                          10,600     420,926
#   Hershey Co. (The)                                        16,122   1,437,437
    Hillshire Brands Co.                                     13,670     490,890
    HJ Heinz Co.                                             29,557   2,140,518
#   Hormel Foods Corp.                                       15,000     619,050
    Ingles Markets, Inc. Class A                              1,110      23,665
    Ingredion, Inc.                                           7,943     571,975
    Inter Parfums, Inc.                                       1,760      50,987
*   Inventure Foods, Inc.                                       529       4,052
    J&J Snack Foods Corp.                                     1,491     111,855
    JM Smucker Co. (The)                                     11,871   1,225,443
    John B Sanfilippo & Son, Inc.                             1,301      27,295
    Kellogg Co.                                              26,695   1,736,243
    Kimberly-Clark Corp.                                     41,025   4,233,370
    Kraft Foods Group, Inc.                                  58,930   3,034,306
#   Kroger Co. (The)                                         55,543   1,909,568
#   Lancaster Colony Corp.                                    2,100     165,753
#   Lifeway Foods, Inc.                                         315       3,994
#   Lorillard, Inc.                                          40,200   1,724,178
    McCormick & Co., Inc. (579780107)                           607      43,479
#   McCormick & Co., Inc. (579780206)                        12,914     929,033
#   Mead Johnson Nutrition Co.                               20,972   1,700,619
#*  Medifast, Inc.                                            2,100      55,020
    MGP Ingredients, Inc.                                       233       1,142

                                     1159

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
    Molson Coors Brewing Co. Class B                        13,905 $    717,498
    Mondelez International, Inc. Class A                   178,371    5,609,768
#*  Monster Beverage Corp.                                  15,848      893,827
    Nash Finch Co.                                           1,300       26,715
    National Beverage Corp.                                  1,044       15,378
*   Natural Alternatives International, Inc.                 1,000        4,440
#   Nu Skin Enterprises, Inc. Class A                        6,221      315,591
    Nutraceutical International Corp.                        1,459       26,948
    Oil-Dri Corp. of America                                   641       17,634
*   Omega Protein Corp.                                      2,100       19,551
*   Overhill Farms, Inc.                                     2,000        8,000
*   Pantry, Inc. (The)                                       3,100       45,291
    PepsiCo, Inc.                                          165,678   13,663,465
    Philip Morris International, Inc.                      175,170   16,744,500
*   Pilgrim's Pride Corp.                                    7,683       75,217
*   Post Holdings, Inc.                                      3,247      142,186
*   Prestige Brands Holdings, Inc.                           4,428      119,335
#   Pricesmart, Inc.                                         2,200      196,306
    Procter & Gamble Co. (The)                             294,032   22,572,837
    Reliv International, Inc.                                1,707        2,168
*   Revlon, Inc. Class A                                     1,909       36,939
#   Reynolds American, Inc.                                 34,400    1,631,248
*   Rite Aid Corp.                                          71,745      190,124
#   Rocky Mountain Chocolate Factory, Inc.                     950       11,609
#   Safeway, Inc.                                           26,773      602,928
    Sanderson Farms, Inc.                                    2,050      125,583
*   Seneca Foods Corp. Class A                                 500       16,295
*   Smithfield Foods, Inc.                                  14,600      373,760
    Snyders-Lance, Inc.                                      4,096      103,137
    Spartan Stores, Inc.                                     3,061       51,364
    Spectrum Brands Holdings, Inc.                           2,435      136,360
*   Susser Holdings Corp.                                    1,600       85,072
#   Sysco Corp.                                             62,531    2,179,831
#   Tootsie Roll Industries, Inc.                            1,990       62,148
*   TreeHouse Foods, Inc.                                    3,630      231,267
    Tyson Foods, Inc. Class A                               31,488      775,549
*   United Natural Foods, Inc.                               5,300      264,682
#   United-Guardian, Inc.                                      600       13,356
#   Universal Corp.                                          2,600      149,630
#*  USANA Health Sciences, Inc.                                800       45,136
#   Vector Group, Ltd.                                       5,015       81,795
    Wal-Mart Stores, Inc.                                  196,680   15,285,970
#   Walgreen Co.                                            99,778    4,940,009
    WD-40 Co.                                                1,600       86,288
    Weis Markets, Inc.                                       1,930       80,732
#   Whole Foods Market, Inc.                                17,783    1,570,595
                                                                   ------------
Total Consumer Staples                                              181,683,898
                                                                   ------------
Energy -- (8.7%)
    Adams Resources & Energy, Inc.                             300       14,907
    Alon USA Energy, Inc.                                    1,957       32,486
*   Alpha Natural Resources, Inc.                           23,317      173,012

                                     1160

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    Anadarko Petroleum Corp.                                 53,004 $ 4,492,619
#   Apache Corp.                                             39,536   2,920,920
#*  Approach Resources, Inc.                                  2,871      68,100
#   Arch Coal, Inc.                                          18,846      91,403
*   Atwood Oceanics, Inc.                                     6,118     300,088
    Baker Hughes, Inc.                                       42,388   1,923,991
*   Basic Energy Services, Inc.                               2,300      31,579
    Berry Petroleum Co. Class A                               4,700     225,177
#*  Bill Barrett Corp.                                        5,020      99,697
    Bolt Technology Corp.                                     1,050      16,800
*   Bonanza Creek Energy, Inc.                                  650      22,327
#*  BPZ Resources, Inc.                                      10,000      21,400
    Bristow Group, Inc.                                       3,865     244,268
#*  C&J Energy Services, Inc.                                 3,963      78,428
    Cabot Oil & Gas Corp.                                    22,600   1,537,930
#*  Cal Dive International, Inc.                              9,937      16,595
*   Callon Petroleum Co.                                      3,810      13,640
*   Cameron International Corp.                              26,059   1,603,931
#   CARBO Ceramics, Inc.                                      2,120     149,778
#*  Carrizo Oil & Gas, Inc.                                   3,600      87,192
*   Cheniere Energy, Inc.                                    20,993     597,881
    Chesapeake Energy Corp.                                  68,738   1,343,141
    Chevron Corp.                                           208,957  25,494,844
    Cimarex Energy Co.                                        8,717     637,910
*   Clayton Williams Energy, Inc.                               500      19,300
#*  Clean Energy Fuels Corp.                                  7,414      97,791
*   Cloud Peak Energy, Inc.                                   5,872     114,739
*   Cobalt International Energy, Inc.                        22,961     641,530
*   Comstock Resources, Inc.                                  4,800      75,168
#*  Concho Resources, Inc.                                   10,624     915,045
    ConocoPhillips                                          123,959   7,493,322
    CONSOL Energy, Inc.                                      24,000     807,360
#*  Continental Resources, Inc.                               4,690     374,825
    Core Laboratories NV                                      5,125     741,997
*   Crimson Exploration, Inc.                                 3,820      11,727
    Crosstex Energy, Inc.                                     5,400      99,414
*   Dawson Geophysical Co.                                      600      18,444
    Delek US Holdings, Inc.                                   2,200      79,398
*   Denbury Resources, Inc.                                  39,570     707,907
#   Devon Energy Corp.                                       39,786   2,190,617
    DHT Holdings, Inc.                                          331       1,423
    Diamond Offshore Drilling, Inc.                           7,128     492,545
*   Double Eagle Petroleum Co.                                  267       1,327
*   Dresser-Rand Group, Inc.                                  8,100     450,441
#*  Dril-Quip, Inc.                                           3,733     312,489
#*  Endeavour International Corp.                             3,414       9,354
#   Energen Corp.                                             7,800     369,876
    Energy XXI Bermuda, Ltd.                                  6,972     158,543
    EOG Resources, Inc.                                      28,473   3,449,789
*   EPL Oil & Gas, Inc.                                       3,224     105,328
    EQT Corp.                                                16,299   1,224,381
*   Era Group, Inc.                                           2,200      50,270

                                     1161

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Exterran Holdings, Inc.                                   6,100 $   161,162
    Exxon Mobil Corp.                                       484,055  43,076,054
#*  FMC Technologies, Inc.                                   25,264   1,371,835
#*  FX Energy, Inc.                                           1,388       5,330
*   Geospace Technologies Corp.                               1,000      84,370
*   Global Geophysical Services, Inc.                         2,881      10,487
*   Green Plains Renewable Energy, Inc.                       2,214      27,697
    Gulf Island Fabrication, Inc.                             1,100      22,616
    Gulfmark Offshore, Inc. Class A                             449      18,687
*   Gulfport Energy Corp.                                     7,522     392,573
    Halliburton Co.                                          98,123   4,196,721
*   Harvest Natural Resources, Inc.                           3,600      11,808
#*  Heckmann Corp.                                           25,119      92,689
*   Helix Energy Solutions Group, Inc.                       10,766     248,049
    Helmerich & Payne, Inc.                                  11,191     656,016
*   Hercules Offshore, Inc.                                  13,137      96,820
    Hess Corp.                                               32,622   2,354,656
*   HKN, Inc.                                                    37       3,298
    HollyFrontier Corp.                                      22,236   1,099,570
*   Hornbeck Offshore Services, Inc.                          2,929     131,571
*   ION Geophysical Corp.                                    12,540      78,250
#*  James River Coal Co.                                      3,690       6,088
*   Key Energy Services, Inc.                                 7,600      45,144
    Kinder Morgan, Inc.                                      98,911   3,867,420
#*  Kodiak Oil & Gas Corp.                                   28,088     219,929
*   Kosmos Energy, Ltd.                                       7,733      84,986
#   Lufkin Industries, Inc.                                   3,600     317,844
#*  Magnum Hunter Resources Corp.                            14,301      38,899
    Marathon Oil Corp.                                       75,073   2,452,635
    Marathon Petroleum Corp.                                 35,664   2,794,631
*   Matrix Service Co.                                        3,244      48,757
#*  McDermott International, Inc.                            24,310     259,631
#*  McMoRan Exploration Co.                                  10,415     172,368
#*  Miller Energy Resources, Inc.                               451       1,714
*   Mitcham Industries, Inc.                                  1,264      18,770
#   Murphy Oil Corp.                                         19,393   1,204,111
    Nabors Industries, Ltd.                                  30,273     447,738
    National Oilwell Varco, Inc.                             45,185   2,946,966
*   Natural Gas Services Group, Inc.                          1,600      32,304
*   Newfield Exploration Co.                                 12,210     266,056
*   Newpark Resources, Inc.                                   9,500      99,750
    Noble Corp.                                              26,000     975,000
    Noble Energy, Inc.                                       18,929   2,144,466
#   Nordic American Tankers, Ltd.                             2,265      20,181
#*  Northern Oil and Gas, Inc.                                5,685      73,280
#*  Oasis Petroleum, Inc.                                     8,181     280,036
    Occidental Petroleum Corp.                               82,703   7,382,070
#   Oceaneering International, Inc.                          11,442     802,885
#*  Oil States International, Inc.                            5,700     509,352
*   Overseas Shipholding Group, Inc.                          2,700       8,964
    Panhandle Oil and Gas, Inc. Class A                       1,000      28,480
*   Parker Drilling Co.                                       9,114      37,550

                                     1162

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    Patterson-UTI Energy, Inc.                               15,402 $   324,828
*   PDC Energy, Inc.                                          3,052     132,152
    Peabody Energy Corp.                                     27,696     555,582
#   Penn Virginia Corp.                                       3,900      15,717
*   PetroQuest Energy, Inc.                                   5,600      23,968
*   PHI, Inc.                                                 1,795      49,847
    Phillips 66                                              63,127   3,847,591
*   Pioneer Energy Services Corp.                             8,743      61,638
    Pioneer Natural Resources Co.                            13,654   1,668,928
*   Plains Exploration & Production Co.                      13,161     594,877
*   PostRock Energy Corp.                                     1,042       1,511
#   QEP Resources, Inc.                                      18,400     528,264
#*  Quicksilver Resources, Inc.                              10,100      25,452
    Range Resources Corp.                                    17,500   1,286,600
    Rentech, Inc.                                            22,910      47,424
*   Rex Energy Corp.                                          4,000      64,280
#*  RigNet, Inc.                                                524      12,681
*   Rosetta Resources, Inc.                                   5,710     245,016
*   Rowan Cos. P.L.C. Class A                                13,381     435,284
#   RPC, Inc.                                                 9,225     122,139
#*  SandRidge Energy, Inc.                                   35,872     184,382
    Schlumberger, Ltd.                                      142,490  10,605,531
    SEACOR Holdings, Inc.                                     2,200     158,642
*   SemGroup Corp. Class A                                    3,778     195,889
#   Ship Finance International, Ltd.                          6,400     105,472
    SM Energy Co.                                             7,000     427,000
*   Southwestern Energy Co.                                  37,415   1,400,069
#   Spectra Energy Corp.                                     67,828   2,138,617
*   Stone Energy Corp.                                        4,300      84,839
*   Superior Energy Services, Inc.                           15,718     433,660
#*  Swift Energy Co.                                          1,930      24,974
*   Synergy Resources Corp.                                   4,509      30,436
    Targa Resources Corp.                                     3,276     215,430
    Teekay Corp.                                              4,349     154,824
*   Tesco Corp.                                               2,270      27,694
    Tesoro Corp.                                             14,426     770,348
*   TETRA Technologies, Inc.                                  8,150      74,409
    TGC Industries, Inc.                                      1,750      15,526
#   Tidewater, Inc.                                           5,500     288,475
*   Transocean, Ltd.                                         38,670   1,990,345
*   Triangle Petroleum Corp.                                  3,876      21,279
#*  Ultra Petroleum Corp.                                    16,209     346,873
*   Unit Corp.                                                4,580     192,497
#*  Uranium Energy Corp.                                      8,500      13,175
*   Vaalco Energy, Inc.                                       5,480      36,826
#   Valero Energy Corp.                                      58,700   2,366,784
#   W&T Offshore, Inc.                                        3,644      42,562
*   Warren Resources, Inc.                                    5,600      14,728
*   Weatherford International, Ltd.                          78,083     998,682
#   Western Refining, Inc.                                    6,400     197,824
*   Westmoreland Coal Co.                                       837      10,103
*   Whiting Petroleum Corp.                                  11,567     514,731

                                     1163

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
*   Willbros Group, Inc.                                     4,500 $     42,750
    Williams Cos., Inc. (The)                               70,193    2,676,459
#   World Fuel Services Corp.                                7,864      318,885
#*  WPX Energy, Inc.                                        13,555      211,865
#*  Zion Oil & Gas, Inc.                                       163          210
                                                                   ------------
Total Energy                                                        182,359,232
                                                                   ------------
Financials -- (12.0%)
    1st Source Corp.                                         1,990       46,825
    1st United Bancorp Inc/Boca Raton                        2,070       13,724
    ACE, Ltd.                                               36,161    3,223,392
#*  Affiliated Managers Group, Inc.                          5,480      853,126
#   Aflac, Inc.                                             48,794    2,656,345
*   Alexander & Baldwin, Inc.                                4,230      144,074
*   Alleghany Corp.                                          1,169      460,282
    Allied World Assurance Co. Holdings AG                   3,700      335,997
    Allstate Corp. (The)                                    51,057    2,515,068
    Alterra Capital Holdings, Ltd.                           6,900      224,595
#*  Altisource Asset Management Corp.                          240       48,000
#*  Altisource Portfolio Solutions SA                        2,400      198,096
#*  Altisource Residential Corp.                               800       15,200
*   American Capital, Ltd.                                  35,406      535,693
#   American Equity Investment Life Holding Co.              5,190       79,096
    American Express Co.                                   105,740    7,233,673
    American Financial Group, Inc.                           6,976      336,732
*   American International Group, Inc.                     145,695    6,034,687
    American National Insurance Co.                            664       62,436
*   American River Bankshares                                  882        6,880
*   American Safety Insurance Holdings, Ltd.                 1,000       24,080
    Ameriprise Financial, Inc.                              22,940    1,709,718
*   Ameris Bancorp                                           1,951       27,060
    AMERISAFE, Inc.                                          2,573       84,034
*   AmeriServ Financial, Inc.                                  100          304
#   Amtrust Financial Services, Inc.                         3,040       96,246
    Aon P.L.C.                                              31,029    1,872,600
#*  Arch Capital Group, Ltd.                                13,956      740,505
    Argo Group International Holdings, Ltd.                  3,580      148,391
#   Arrow Financial Corp.                                      890       21,529
    Arthur J Gallagher & Co.                                13,125      557,156
    Artio Global Investors, Inc.                             2,673        7,324
    Aspen Insurance Holdings, Ltd.                           7,426      283,599
*   Asset Acceptance Capital Corp.                           2,117       13,697
    Associated Banc-Corp                                    17,760      253,435
    Assurant, Inc.                                           9,500      451,630
    Assured Guaranty, Ltd.                                  18,300      377,529
    Asta Funding, Inc.                                         400        3,756
    Astoria Financial Corp.                                  7,820       74,994
*   Atlantic Coast Financial Corp.                             137          682
#*  Atlanticus Holdings Corp.                                1,196        4,425
*   AV Homes, Inc.                                           1,000       12,910
    Axis Capital Holdings, Ltd.                             12,640      564,123
    Baldwin & Lyons, Inc. Class B                              562       13,657

                                     1164

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Bancfirst Corp.                                             700 $    29,288
*   Bancorp, Inc.                                             2,299      29,887
    BancorpSouth, Inc.                                        9,405     150,480
    Bank Mutual Corp.                                         6,120      31,702
    Bank of America Corp.                                 1,156,960  14,242,178
#   Bank of Hawaii Corp.                                      5,000     238,450
#   Bank of New York Mellon Corp. (The)                     123,982   3,498,772
#   Bank of the Ozarks, Inc.                                  3,800     155,534
    BankFinancial Corp.                                       2,730      21,540
    BankUnited, Inc.                                          3,627      91,944
    Banner Corp.                                              1,804      58,937
#   BB&T Corp.                                               74,382   2,288,734
    BBCN Bancorp, Inc.                                        7,013      90,327
*   Beneficial Mutual Bancorp, Inc.                           3,852      32,935
*   Berkshire Hathaway, Inc. Class B                        183,795  19,541,084
    Berkshire Hills Bancorp, Inc.                             2,505      64,779
#   BGC Partners, Inc. Class A                                5,456      31,208
#   BlackRock, Inc.                                          14,439   3,847,994
*   BofI Holding, Inc.                                        1,181      48,161
    BOK Financial Corp.                                       2,503     156,413
    Boston Private Financial Holdings, Inc.                   6,785      65,407
    Brookline Bancorp, Inc.                                   6,047      50,795
    Brown & Brown, Inc.                                      13,100     405,969
    Bryn Mawr Bank Corp.                                      1,149      26,691
    Calamos Asset Management, Inc. Class A                    1,676      19,023
    Camden National Corp.                                       600      20,034
*   Capital Bank Financial Corp. Class A                         96       1,716
#*  Capital City Bank Group, Inc.                             1,069      13,363
    Capital One Financial Corp.                              61,837   3,572,942
    Capital Southwest Corp.                                     344      40,485
    CapitalSource, Inc.                                      24,476     219,060
    Capitol Federal Financial, Inc.                          16,210     191,926
    Cardinal Financial Corp.                                  2,805      42,776
#   Cash America International, Inc.                          2,940     128,272
    Cathay General Bancorp                                    6,638     130,835
#   CBOE Holdings, Inc.                                       9,190     344,901
*   CBRE Group, Inc. Class A                                 40,554     982,218
    Center Bancorp, Inc.                                      1,915      22,310
    Centerstate Banks, Inc.                                   1,550      12,896
#*  Central Pacific Financial Corp.                           1,299      21,875
#   Charles Schwab Corp. (The)                              111,345   1,888,411
    Chemical Financial Corp.                                  3,399      84,295
    Chubb Corp. (The)                                        27,700   2,439,539
    Cincinnati Financial Corp.                               16,109     787,891
*   CIT Group, Inc.                                          19,881     845,141
    Citigroup, Inc.                                         326,729  15,245,175
    Citizens Community Bancorp, Inc.                            600       4,278
*   Citizens, Inc.                                            4,015      26,258
    City Holding Co.                                          1,057      40,356
#   City National Corp.                                       4,881     279,340
    Clifton Savings Bancorp, Inc.                             1,031      12,382
    CME Group, Inc.                                          33,700   2,050,982

                                     1165

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    CNA Financial Corp.                                     17,536 $  591,139
    CNB Financial Corp.                                        280      4,533
    CNO Financial Group, Inc.                               21,200    239,984
    CoBiz Financial, Inc.                                    3,100     26,536
#   Cohen & Steers, Inc.                                     2,055     81,193
    Columbia Banking System, Inc.                            3,656     78,494
#   Comerica, Inc.                                          19,455    705,244
#   Commerce Bancshares, Inc.                                8,340    334,517
    Community Bank System, Inc.                              3,581    102,560
    Community Trust Bancorp, Inc.                            1,590     55,046
    Consolidated-Tomoka Land Co.                               681     25,340
*   Consumer Portfolio Services, Inc.                        1,025      9,451
#   Corrections Corp. of America                            10,700    387,340
*   Cowen Group, Inc. Class A                                4,050     10,368
    Crawford & Co. Class A                                   3,717     19,626
#   Crawford & Co. Class B                                   1,800     13,662
*   Credit Acceptance Corp.                                    840     84,277
#   Cullen/Frost Bankers, Inc.                               5,745    347,055
    CVB Financial Corp.                                      8,560     93,047
#*  DFC Global Corp.                                         3,924     52,974
#   Diamond Hill Investment Group, Inc.                        293     22,117
    Dime Community Bancshares, Inc.                          2,400     34,248
    Discover Financial Services                             53,400  2,335,716
    Donegal Group, Inc. Class A                              1,374     20,115
*   E*TRADE Financial Corp.                                 29,290    301,394
    East West Bancorp, Inc.                                 14,946    363,636
    Eastern Insurance Holdings, Inc.                            64      1,192
#   Eaton Vance Corp.                                       12,100    482,548
#*  eHealth, Inc.                                            2,800     58,632
    EMC Insurance Group, Inc.                                  866     24,447
    Employers Holdings, Inc.                                 3,900     88,335
*   Encore Capital Group, Inc.                               2,009     57,236
    Endurance Specialty Holdings, Ltd.                       3,900    190,983
*   Enstar Group, Ltd.                                         900    114,381
    Enterprise Financial Services Corp.                      1,766     25,395
    Erie Indemnity Co. Class A                               3,100    246,667
    ESSA Bancorp, Inc.                                       1,856     19,989
    Evercore Partners, Inc. Class A                          2,525     95,319
    Everest Re Group, Ltd.                                   5,600    755,944
*   Ezcorp, Inc. Class A                                     4,723     79,819
    FBL Financial Group, Inc. Class A                        2,100     82,551
    Federal Agricultural Mortgage Corp. Class C              1,380     43,856
#   Federated Investors, Inc. Class B                       10,362    237,912
    Fidelity National Financial, Inc. Class A               22,699    609,468
*   Fidelity Southern Corp.                                  1,138     13,536
    Fifth Third Bancorp                                     92,500  1,575,275
    Financial Institutions, Inc.                               807     15,438
*   First Acceptance Corp.                                     181        223
    First American Financial Corp.                          10,579    283,200
#*  First BanCorp                                            8,881     52,487
    First Bancorp                                            1,500     19,515
    First Busey Corp.                                        7,017     30,173

                                     1166

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
*   First California Financial Group, Inc.                      10 $       81
*   First Cash Financial Services, Inc.                      3,000    154,410
    First Citizens BancShares, Inc. Class A                    100     18,642
    First Commonwealth Financial Corp.                       9,645     68,962
    First Community Bancshares, Inc.                         1,700     26,367
    First Defiance Financial Corp.                           1,538     34,820
    First Financial Bancorp                                  5,512     84,719
#   First Financial Bankshares, Inc.                         3,585    177,135
    First Financial Corp.                                    1,100     33,979
    First Financial Holdings, Inc.                           1,825     36,573
*   First Financial Northwest, Inc.                          2,411     19,529
#   First Horizon National Corp.                            26,242    272,917
    First Interstate Bancsystem, Inc.                          594     12,070
    First Merchants Corp.                                    2,605     42,279
    First Midwest Bancorp, Inc.                              6,900     86,595
#   First Niagara Financial Group, Inc.                     36,817    350,130
    First Pactrust Bancorp, Inc.                               451      5,123
    First Republic Bank                                      8,380    318,272
*   First South Bancorp, Inc.                                1,685     11,087
    FirstMerit Corp.                                         9,666    165,579
#*  Flagstar Bancorp, Inc.                                   1,679     20,836
    Flushing Financial Corp.                                 2,863     43,460
    FNB Corp.                                               12,609    143,617
*   Forest City Enterprises, Inc. Class A                   13,376    249,730
*   Forest City Enterprises, Inc. Class B                    3,286     61,235
*   Forestar Group, Inc.                                     3,501     75,412
    Fox Chase Bancorp, Inc.                                    800     13,528
#   Franklin Resources, Inc.                                15,500  2,397,230
    Fulton Financial Corp.                                  20,459    226,277
    FXCM, Inc. Class A                                       2,007     27,195
    GAMCO Investors, Inc. Class A                              267     14,018
*   Genworth Financial, Inc. Class A                        49,956    501,059
    Geo Group, Inc. (The)                                    7,410    277,505
    German American Bancorp, Inc.                            1,398     29,805
    GFI Group, Inc.                                          8,500     34,085
    Glacier Bancorp, Inc.                                    6,536    120,589
*   Gleacher & Co., Inc.                                     1,004        690
*   Global Indemnity P.L.C.                                  1,204     26,837
    Goldman Sachs Group, Inc. (The)                         47,842  6,988,281
    Great Southern Bancorp, Inc.                             1,100     29,007
#*  Green Dot Corp. Class A                                  2,200     34,562
#   Greenhill & Co., Inc.                                    2,900    133,951
#*  Greenlight Capital Re, Ltd. Class A                      2,682     66,004
*   Guaranty Bancorp                                         1,599      3,390
*   Hallmark Financial Services, Inc.                        1,034      9,358
    Hampden Bancorp, Inc.                                      504      7,762
#   Hancock Holding Co.                                      8,126    221,596
*   Hanmi Financial Corp.                                    2,835     43,744
    Hanover Insurance Group, Inc. (The)                      4,156    209,587
*   Harris & Harris Group, Inc.                              3,600     11,880
    Hartford Financial Services Group, Inc.                 43,724  1,228,207
    HCC Insurance Holdings, Inc.                            11,125    473,925

                                     1167

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Heartland Financial USA, Inc.                             1,732 $    44,010
*   Heritage Commerce Corp.                                   2,541      16,694
    Heritage Financial Corp.                                    905      12,625
    Heritage Financial Group, Inc.                            1,473      21,786
    HFF, Inc. Class A                                         3,557      74,519
*   Hilltop Holdings, Inc.                                    7,200      96,408
    Home BancShares, Inc.                                     2,952     117,253
    Home Federal Bancorp, Inc.                                2,521      30,706
#   Homeowners Choice, Inc.                                     804      21,338
    HopFed Bancorp, Inc.                                        208       2,269
    Horace Mann Educators Corp.                               3,472      78,294
*   Howard Hughes Corp. (The)                                 2,961     279,459
    Hudson City Bancorp, Inc.                                50,766     421,865
    Hudson Valley Holding Corp.                               1,023      15,734
    Huntington Bancshares, Inc.                              90,200     646,734
    Iberiabank Corp.                                          2,725     124,315
*   ICG Group, Inc.                                           3,900      46,293
    Independence Holding Co.                                  2,640      27,720
#   Independent Bank Corp.                                    2,038      63,260
    Infinity Property & Casualty Corp.                          800      45,392
    Interactive Brokers Group, Inc. Class A                   4,380      65,963
#*  IntercontinentalExchange, Inc.                            7,776   1,266,944
    International Bancshares Corp.                            6,326     122,724
*   Intervest Bancshares Corp. Class A                          254       1,494
*   INTL. FCStone, Inc.                                       1,015      17,377
    Invesco, Ltd.                                            45,668   1,449,502
*   Investment Technology Group, Inc.                         3,824      41,643
    Investors Bancorp, Inc.                                   6,883     136,283
#   Janus Capital Group, Inc.                                17,800     158,776
    JMP Group, Inc.                                           2,391      15,446
    Jones Lang LaSalle, Inc.                                  4,700     465,394
    JPMorgan Chase & Co.                                    412,489  20,216,086
    Kearny Financial Corp.                                    2,846      28,033
    Kemper Corp.                                              4,800     152,928
    Kennedy-Wilson Holdings, Inc.                             3,221      53,565
    KeyCorp                                                  99,458     991,596
*   Knight Capital Group, Inc. Class A                        9,475      33,542
    Lakeland Bancorp, Inc.                                    2,837      27,122
    Lakeland Financial Corp.                                  1,700      45,560
    Lazard, Ltd. Class A                                     10,595     359,171
    Legg Mason, Inc.                                         13,474     429,282
    Leucadia National Corp.                                  30,595     945,080
    Life Partners Holdings, Inc.                              1,000       3,330
    Lincoln National Corp.                                   28,868     981,801
    LNB Bancorp, Inc.                                           634       5,357
    Loews Corp.                                              33,655   1,503,369
*   Louisiana Bancorp Inc/Metaire                               200       3,296
#   LPL Financial Holdings, Inc.                              5,021     173,526
    M&T Bank Corp.                                           12,077   1,210,115
#*  Macatawa Bank Corp.                                         886       4,962
    Maiden Holdings, Ltd.                                     4,691      48,458
    MainSource Financial Group, Inc.                          1,600      20,272

                                     1168

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#*  Markel Corp.                                                893 $  478,871
    MarketAxess Holdings, Inc.                                3,978    168,349
    Marlin Business Services Corp.                            1,200     29,076
    Marsh & McLennan Cos., Inc.                              57,965  2,203,250
    MB Financial, Inc.                                        4,600    113,896
*   MBIA, Inc.                                               14,600    138,116
    MCG Capital Corp.                                         6,400     32,896
#   McGraw-Hill Cos., Inc. (The)                             26,645  1,441,761
    Meadowbrook Insurance Group, Inc.                         3,491     27,160
    Medallion Financial Corp.                                 1,715     25,622
    Mercantile Bank Corp.                                       285      4,762
    Merchants Bancshares, Inc.                                  694     21,056
#   Mercury General Corp.                                     3,136    143,347
*   Meridian Interstate Bancorp, Inc.                         1,744     31,898
    MetLife, Inc.                                            92,720  3,615,153
*   Metro Bancorp, Inc.                                       1,694     30,069
*   MGIC Investment Corp.                                    15,500     83,700
    MidSouth Bancorp, Inc.                                      900     14,139
    Montpelier Re Holdings, Ltd.                              5,500    141,680
#   Moody's Corp.                                            21,307  1,296,531
    Morgan Stanley                                          157,226  3,482,556
*   MSCI, Inc.                                               12,894    439,685
    NASDAQ OMX Group, Inc. (The)                             12,931    381,206
*   National Financial Partners Corp.                         3,789     96,013
    National Interstate Corp.                                   588     17,081
    National Penn Bancshares, Inc.                           12,482    122,199
*   Navigators Group, Inc. (The)                              1,805    104,473
    NBT Bancorp, Inc.                                         3,984     80,676
    Nelnet, Inc. Class A                                      3,140    106,760
*   Netspend Holdings, Inc.                                   3,758     59,978
#   New York Community Bancorp, Inc.                         45,172    612,081
*   NewStar Financial, Inc.                                   3,834     45,816
    Northeast Community Bancorp, Inc.                         1,626      9,707
#   Northern Trust Corp.                                     22,514  1,213,955
    Northfield Bancorp, Inc.                                  5,064     59,553
    Northrim BanCorp, Inc.                                      600     13,068
    Northwest Bancshares, Inc.                               10,509    128,735
    NYSE Euronext                                            24,598    954,648
    OceanFirst Financial Corp.                                1,629     23,148
*   Ocwen Financial Corp.                                    10,945    400,368
    OFG Bancorp                                               3,500     56,245
    Old National Bancorp                                      9,703    118,183
    Old Republic International Corp.                         25,886    349,461
*   OmniAmerican Bancorp, Inc.                                1,407     35,034
    OneBeacon Insurance Group, Ltd. Class A                   3,161     42,958
    Oppenheimer Holdings, Inc. Class A                          765     14,153
    Oritani Financial Corp.                                   6,231     96,394
    Pacific Continental Corp.                                 1,300     14,534
*   Pacific Mercantile Bancorp                                1,425      8,550
#   PacWest Bancorp                                           2,792     77,422
#   Park National Corp.                                       1,100     75,218
*   Park Sterling Corp.                                       1,320      7,564

                                     1169

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    PartnerRe, Ltd.                                           6,420 $  605,663
*   Patriot National Bancorp, Inc.                              200        296
    Peapack Gladstone Financial Corp.                         1,228     17,904
#   People's United Financial, Inc.                          35,258    463,995
    Peoples Bancorp, Inc.                                     1,197     24,395
#*  PHH Corp.                                                 5,033    106,096
*   Phoenix Cos., Inc. (The)                                    418     12,168
*   PICO Holdings, Inc.                                       1,800     39,060
*   Pinnacle Financial Partners, Inc.                         3,063     74,339
*   Piper Jaffray Cos.                                        1,704     57,527
    Platinum Underwriters Holdings, Ltd.                      4,187    237,612
    PNC Financial Services Group, Inc. (The)                 55,598  3,773,992
*   Popular, Inc.                                            10,217    291,082
*   Portfolio Recovery Associates, Inc.                       1,900    233,225
*   Preferred Bank                                              453      7,475
    Primerica, Inc.                                           4,556    154,722
#   Principal Financial Group, Inc.                          30,768  1,110,725
    PrivateBancorp, Inc.                                      6,123    117,439
    ProAssurance Corp.                                        6,800    333,132
#   Progressive Corp. (The)                                  58,720  1,485,029
#   Prosperity Bancshares, Inc.                               5,600    257,264
    Protective Life Corp.                                     8,300    315,898
    Provident Financial Services, Inc.                        5,262     80,666
    Provident New York Bancorp                                3,935     35,572
    Prudential Financial, Inc.                               49,098  2,966,501
#   Pulaski Financial Corp.                                     342      3,608
    Pzena Investment Management, Inc. Class A                   566      3,588
    QC Holdings, Inc.                                         1,034      3,143
#   Radian Group, Inc.                                        9,498    113,501
#   Raymond James Financial, Inc.                            11,729    485,815
    Regions Financial Corp.                                 147,472  1,252,037
    Reinsurance Group of America, Inc.                        7,190    449,735
#   RenaissanceRe Holdings, Ltd.                              4,900    460,061
    Renasant Corp.                                            2,122     48,424
    Republic Bancorp, Inc. Class A                              805     17,871
*   Republic First Bancorp, Inc.                                500      1,355
    Resource America, Inc. Class A                            2,228     20,542
*   Riverview Bancorp, Inc.                                   1,205      2,952
#   RLI Corp.                                                 1,800    129,330
    Rockville Financial, Inc.                                 2,135     27,755
    Roma Financial Corp.                                        710     12,084
    Ryman Hospitality Properties                              3,258    144,851
    S&T Bancorp, Inc.                                         2,523     47,609
*   Safeguard Scientifics, Inc.                               1,767     28,519
    Safety Insurance Group, Inc.                              1,800     89,406
    Sandy Spring Bancorp, Inc.                                1,969     40,325
    SCBT Financial Corp.                                      1,322     63,152
#*  Seacoast Banking Corp. of Florida                           300        642
    SEI Investments Co.                                      17,903    513,100
    Selective Insurance Group, Inc.                           5,100    119,493
    SI Financial Group, Inc.                                  1,347     15,625
    Sierra Bancorp                                              240      3,101

                                     1170

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                       SHARES    VALUE+
                                                       ------- ----------
Financials -- (Continued)
*    Signature Bank                                      5,030 $  360,198
     Simmons First National Corp. Class A                1,469     36,020
     Simplicity Bancorp, Inc.                              784     11,760
     SLM Corp.                                          53,247  1,099,551
     Somerset Hills Bancorp                                992     11,299
(o)  Southern Community Financial                          700        154
#    Southside Bancshares, Inc.                          2,181     46,627
*    Southwest Bancorp, Inc.                             1,600     21,152
#*   St Joe Co. (The)                                    6,985    136,696
     StanCorp Financial Group, Inc.                      4,400    189,992
     State Auto Financial Corp.                          1,800     31,284
     State Street Corp.                                 49,806  2,912,157
     StellarOne Corp.                                    2,851     42,737
     Sterling Bancorp                                    2,599     29,317
     Stewart Information Services Corp.                  1,575     42,635
*    Stifel Financial Corp.                              5,929    191,032
#*   Suffolk Bancorp                                       900     14,076
*    Sun Bancorp, Inc.                                   2,137      6,881
     SunTrust Banks, Inc.                               57,012  1,667,601
     Susquehanna Bancshares, Inc.                       18,710    218,346
#*   SVB Financial Group                                 4,709    334,857
*    SWS Group, Inc.                                     1,770     10,071
     SY Bancorp, Inc.                                    1,733     39,790
     Symetra Financial Corp.                             7,540    102,770
     Synovus Financial Corp.                            77,611    208,774
#    T Rowe Price Group, Inc.                           27,140  1,967,650
*    Taylor Capital Group, Inc.                            851     12,467
#    TCF Financial Corp.                                16,486    239,871
#    TD Ameritrade Holding Corp.                        23,898    475,809
*    Tejon Ranch Co.                                     1,649     48,118
     Territorial Bancorp, Inc.                             840     19,639
*    Texas Capital Bancshares, Inc.                      4,203    175,097
*    TFS Financial Corp.                                11,114    120,809
     Thomas Properties Group, Inc.                       5,157     26,249
     Tompkins Financial Corp.                              868     36,282
     Torchmark Corp.                                     9,900    614,493
     Tower Group International, Ltd.                     5,575    105,479
#    TowneBank                                           2,502     35,804
     Travelers Cos., Inc. (The)                         40,502  3,459,276
     Tree.com, Inc.                                        721     14,759
     Trico Bancshares                                    1,628     28,441
     TrustCo Bank Corp.                                  7,300     39,128
     Trustmark Corp.                                     7,311    179,485
     U.S. Bancorp                                      198,344  6,600,888
#    UMB Financial Corp.                                 2,600    130,884
     Umpqua Holdings Corp.                               9,973    119,676
     Union First Market Bankshares Corp.                 2,179     41,205
#    United Bankshares, Inc.                             4,763    120,552
*    United Community Banks, Inc.                        3,059     33,496
*    United Community Financial Corp.                      563      2,331
     United Financial Bancorp, Inc.                      2,501     37,040
     United Fire Group, Inc.                             2,765     77,309

                                     1171

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TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
*   United Security Bancshares                               1,606 $      6,600
    Universal Insurance Holdings, Inc.                       2,136       12,773
    Univest Corp. of Pennsylvania                            1,893       33,184
    Unum Group                                              29,554      824,261
    Validus Holdings, Ltd.                                   8,464      326,795
#   Valley National Bancorp                                 19,685      176,968
    ViewPoint Financial Group, Inc.                          2,897       53,942
*   Virginia Commerce Bancorp, Inc.                          2,610       35,078
*   Virtus Investment Partners, Inc.                           450       85,950
    Waddell & Reed Financial, Inc. Class A                   8,708      373,312
*   Walker & Dunlop, Inc.                                    1,159       20,642
    Washington Banking Co.                                   1,539       21,238
    Washington Federal, Inc.                                 9,784      167,991
    Washington Trust Bancorp, Inc.                           1,700       45,475
*   Waterstone Financial, Inc.                               1,611       12,872
    Webster Financial Corp.                                  7,315      170,952
    Wells Fargo & Co.                                      538,900   20,467,422
    WesBanco, Inc.                                           2,465       61,699
    West BanCorp., Inc.                                      2,033       21,916
#   Westamerica BanCorp.                                     3,200      138,848
*   Western Alliance Bancorp                                 7,287      107,192
    Westfield Financial, Inc.                                4,099       30,866
    Westwood Holdings Group, Inc.                              700       30,590
#   Willis Group Holdings P.L.C.                            22,458      891,133
*   Wilshire Bancorp, Inc.                                   4,078       26,058
    Wintrust Financial Corp.                                 3,300      118,338
#*  World Acceptance Corp.                                   1,500      133,290
#   WR Berkley Corp.                                        12,332      535,455
    WSFS Financial Corp.                                       285       13,948
    XL Group P.L.C.                                         31,713      987,543
#*  Yadkin Valley Financial Corp.                              471        1,889
    Zions BanCorp.                                          18,945      466,426
*   ZipRealty, Inc.                                          2,357        7,707
                                                                   ------------
Total Financials                                                    252,512,151
                                                                   ------------
Health Care -- (10.6%)
    Abaxis, Inc.                                             1,236       52,765
    Abbott Laboratories                                    167,626    6,188,752
    AbbVie, Inc.                                           167,626    7,719,177
#*  ABIOMED, Inc.                                              892       16,475
#*  Accuray, Inc.                                            4,567       20,095
*   Acorda Therapeutics, Inc.                                4,300      170,151
*   Actavis, Inc.                                           13,799    1,458,968
    Aetna, Inc.                                             34,510    1,982,254
#*  Affymax, Inc.                                            2,611        2,350
#*  Affymetrix, Inc.                                         4,065       14,797
    Agilent Technologies, Inc.                              35,722    1,480,320
    Air Methods Corp.                                        3,900      142,701
*   Albany Molecular Research, Inc.                          3,400       40,562
*   Alere, Inc.                                              8,565      219,949
*   Alexion Pharmaceuticals, Inc.                           19,881    1,948,338
#*  Align Technology, Inc.                                   6,410      212,299

                                     1172

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
#*  Alkermes P.L.C.                                          13,309 $  407,388
    Allergan, Inc.                                           31,158  3,537,991
*   Alliance HealthCare Services, Inc.                        1,000     12,750
*   Allscripts Healthcare Solutions, Inc.                    18,960    262,406
    Almost Family, Inc.                                         812     16,029
*   Alnylam Pharmaceuticals, Inc.                             3,514     84,160
*   Alphatec Holdings, Inc.                                   7,600     14,364
*   AMAG Pharmaceuticals, Inc.                                2,000     44,100
*   Amedisys, Inc.                                            3,037     30,491
#   AmerisourceBergen Corp.                                  26,780  1,449,334
    Amgen, Inc.                                              79,963  8,332,944
*   AMN Healthcare Services, Inc.                             6,328     86,883
*   Amsurg Corp.                                              3,550    119,138
    Analogic Corp.                                            1,300    103,324
*   AngioDynamics, Inc.                                       1,880     19,044
*   Anika Therapeutics, Inc.                                  1,888     25,205
#*  Ariad Pharmaceuticals, Inc.                              18,862    337,064
*   ArthroCare Corp.                                          2,848     98,683
    Assisted Living Concepts, Inc. Class A                    1,830     21,814
*   Astex Pharmaceuticals                                     6,094     41,927
#*  athenahealth, Inc.                                        3,598    346,343
*   AtriCure, Inc.                                              900      7,506
#*  AVEO Pharmaceuticals, Inc.                                1,934      9,883
    Baxter International, Inc.                               57,365  4,008,093
#   Becton Dickinson and Co.                                 21,000  1,980,300
*   Bio-Rad Laboratories, Inc. Class A                        2,013    241,057
#*  Bio-Reference Labs, Inc.                                  2,873     73,262
*   Biogen Idec, Inc.                                        23,707  5,190,174
*   BioMarin Pharmaceutical, Inc.                            13,120    860,672
*   BioScrip, Inc.                                            6,872     95,246
    Biota Pharmaceuticals, Inc.                                 488      2,054
*   Boston Scientific Corp.                                 159,048  1,191,270
    Bristol-Myers Squibb Co.                                175,055  6,953,185
#*  Brookdale Senior Living, Inc.                            10,600    273,374
*   Bruker Corp.                                             10,040    178,411
*   Cambrex Corp.                                             3,827     47,799
    Cantel Medical Corp.                                      2,166     68,467
*   Capital Senior Living Corp.                               3,849     93,377
    Cardinal Health, Inc.                                    35,293  1,560,656
*   CareFusion Corp.                                         23,317    779,720
*   Celgene Corp.                                            44,783  5,287,529
*   Celldex Therapeutics, Inc.                                4,986     65,067
*   Centene Corp.                                             5,600    258,720
#*  Cepheid, Inc.                                             6,896    262,944
#*  Cerner Corp.                                             15,000  1,451,550
*   Charles River Laboratories International, Inc.            5,400    234,846
#   Chemed Corp.                                              2,300    187,726
    Cigna Corp.                                              30,209  1,998,930
#*  Codexis, Inc.                                             1,220      2,733
    Community Health Systems, Inc.                            9,600    437,472
    Computer Programs & Systems, Inc.                         1,145     60,067
#*  Conceptus, Inc.                                           3,600    111,636

                                     1173

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
    CONMED Corp.                                              2,535 $   79,422
    Cooper Cos., Inc. (The)                                   5,265    581,256
*   Corvel Corp.                                                900     42,723
#*  Covance, Inc.                                             5,900    439,904
    Coventry Health Care, Inc.                               15,100    748,205
    Covidien P.L.C.                                          49,700  3,172,848
#   CR Bard, Inc.                                             8,600    854,496
*   Cross Country Healthcare, Inc.                            1,700      8,500
    CryoLife, Inc.                                            3,061     18,366
*   Cubist Pharmaceuticals, Inc.                              7,273    333,976
*   Cumberland Pharmaceuticals, Inc.                          2,792     13,067
*   Cutera, Inc.                                              1,850     20,554
*   Cyberonics, Inc.                                          2,900    125,918
*   Cynosure, Inc. Class A                                    1,600     41,376
*   DaVita HealthCare Partners, Inc.                          9,670  1,147,345
#   DENTSPLY International, Inc.                             15,118    640,247
#*  Depomed, Inc.                                             5,000     27,550
*   Dynacq Healthcare, Inc.                                     300         18
#*  Edwards Lifesciences Corp.                               11,906    759,484
#   Eli Lilly & Co.                                         106,875  5,918,737
*   Emergent Biosolutions, Inc.                               2,866     43,964
*   Emeritus Corp.                                            2,705     69,519
#*  Endo Health Solutions, Inc.                              12,031    440,816
*   Endocyte, Inc.                                              878     12,195
    Ensign Group, Inc. (The)                                  1,831     63,847
*   Enzo Biochem, Inc.                                        3,718      8,328
    Enzon Pharmaceuticals, Inc.                               3,492     11,524
*   Exactech, Inc.                                            1,400     25,900
#*  ExamWorks Group, Inc.                                     1,582     28,634
*   Express Scripts Holding Co.                              80,032  4,751,500
*   Five Star Quality Care, Inc.                              4,366     20,651
*   Forest Laboratories, Inc.                                27,507  1,029,037
*   Furiex Pharmaceuticals, Inc.                                833     28,280
#*  Genomic Health, Inc.                                        430     13,055
*   Gentiva Health Services, Inc.                             3,177     33,327
#*  Gilead Sciences, Inc.                                   162,654  8,236,799
*   Greatbatch, Inc.                                          2,450     68,453
#*  GTx, Inc.                                                 1,250      5,775
#*  Haemonetics Corp.                                         5,600    215,600
*   Hanger, Inc.                                              3,139     95,394
*   Harvard Bioscience, Inc.                                  4,139     21,192
    HCA Holdings, Inc.                                       26,869  1,071,804
#*  Health Management Associates, Inc. Class A               27,224    312,804
*   Health Net, Inc.                                          8,691    255,515
#*  HealthSouth Corp.                                        10,319    283,772
*   HealthStream, Inc.                                        2,809     64,495
*   Healthways, Inc.                                          3,100     43,059
#*  Henry Schein, Inc.                                        9,246    835,838
#   Hi-Tech Pharmacal Co., Inc.                                 841     27,803
#   Hill-Rom Holdings, Inc.                                   6,500    221,455
#*  HMS Holdings Corp.                                        3,450     86,975
*   Hologic, Inc.                                            25,846    526,483

                                     1174

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                      SHARES    VALUE+
                                                      ------- -----------
Health Care -- (Continued)
#*    Hospira, Inc.                                    17,344 $   574,433
      Humana, Inc.                                     17,105   1,267,652
*     ICU Medical, Inc.                                 1,350      81,338
#*    Idenix Pharmaceuticals, Inc.                      5,155      19,074
*     Idera Pharmaceuticals, Inc.                       3,093       2,289
#*    IDEXX Laboratories, Inc.                          5,800     510,168
#*    Illumina, Inc.                                   13,014     841,876
#*    Immunomedics, Inc.                                7,400      18,944
*     Impax Laboratories, Inc.                          6,540     114,450
#*    Incyte Corp., Ltd.                               11,886     263,275
*     Infinity Pharmaceuticals, Inc.                    2,823     121,643
*     Integra LifeSciences Holdings Corp.               2,600      91,078
*     Intuitive Surgical, Inc.                          4,038   1,987,867
      Invacare Corp.                                    3,000      40,350
#*    IPC The Hospitalist Co., Inc.                     1,600      72,992
*     Isis Pharmaceuticals, Inc.                          664      14,867
*     Jazz Pharmaceuticals P.L.C.                       3,798     221,613
      Johnson & Johnson                               300,958  25,650,650
*     Kindred Healthcare, Inc.                          5,377      56,405
#*    Laboratory Corp. of America Holdings             10,100     942,936
      Landauer, Inc.                                      917      51,233
*     Lannett Co., Inc.                                 1,787      20,747
*     LCA-Vision, Inc.                                  2,557       8,694
      LeMaitre Vascular, Inc.                           2,283      13,835
*     LHC Group, Inc.                                   1,463      31,776
*     Life Technologies Corp.                          18,352   1,352,359
*     LifePoint Hospitals, Inc.                         4,944     237,312
#*    Luminex Corp.                                     3,762      62,562
*     Magellan Health Services, Inc.                    2,400     122,784
      Masimo Corp.                                      5,278     105,877
      Maxygen, Inc.                                     3,792       9,101
      McKesson Corp.                                   24,842   2,628,780
*     MedAssets, Inc.                                   4,800      89,904
(o)*  MedCath Corp.                                     1,565       2,144
*     Medical Action Industries, Inc.                   1,834      14,910
*     Medicines Co. (The)                               5,490     185,342
#*    MediciNova, Inc.                                    500       1,575
*     Medidata Solutions, Inc.                          2,074     137,631
#*    Medivation, Inc.                                  7,756     408,819
#*    MEDNAX, Inc.                                      5,264     467,075
#     Medtronic, Inc.                                 108,110   5,046,575
      Merck & Co., Inc.                               323,062  15,183,914
#*    Merge Healthcare, Inc.                            5,471      17,070
#     Meridian Bioscience, Inc.                         1,791      36,339
#*    Merit Medical Systems, Inc.                       4,472      43,244
#*    Mettler-Toledo International, Inc.                3,200     668,672
*     Molina Healthcare, Inc.                           3,211     106,605
*     Momenta Pharmaceuticals, Inc.                     4,800      59,136
*     MWI Veterinary Supply, Inc.                       1,239     145,843
*     Mylan, Inc.                                      43,350   1,261,918
*     Myriad Genetics, Inc.                             9,000     250,650
#*    Nanosphere, Inc.                                  4,200      11,634

                                     1175

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
    National Healthcare Corp.                                 1,000 $    46,430
    National Research Corp.                                     200      11,990
*   Natus Medical, Inc.                                       2,124      26,571
*   Neogen Corp.                                              1,972     100,237
*   NuVasive, Inc.                                            3,900      81,783
#   Omnicare, Inc.                                           12,061     527,910
*   Omnicell, Inc.                                            4,051      72,999
#*  Onyx Pharmaceuticals, Inc.                                7,700     729,960
#*  Opko Health, Inc.                                         7,909      52,674
*   OraSure Technologies, Inc.                                4,876      21,747
*   Orthofix International NV                                 1,730      56,052
#   Owens & Minor, Inc.                                       6,767     220,401
    Pain Therapeutics, Inc.                                   2,000       8,240
*   Palomar Medical Technologies, Inc.                        1,396      18,916
*   PAREXEL International Corp.                               6,325     259,009
#   Patterson Cos., Inc.                                      9,800     371,910
*   PDI, Inc.                                                 1,874       8,564
#   PDL BioPharma, Inc.                                      14,616     113,128
    PerkinElmer, Inc.                                        12,400     380,060
#   Perrigo Co.                                               9,100   1,086,631
    Pfizer, Inc.                                            774,579  22,517,012
*   PharMerica Corp.                                          2,600      33,514
#*  PhotoMedex, Inc.                                          1,800      29,340
*   Pozen, Inc.                                               3,692      18,202
*   Progenics Pharmaceuticals, Inc.                           2,600      11,960
*   ProPhase Labs, Inc.                                         350         511
*   Providence Service Corp. (The)                            1,602      28,051
*   pSivida Corp.                                             1,029       2,336
    Quality Systems, Inc.                                     4,000      71,480
#   Quest Diagnostics, Inc.                                  16,526     930,910
#   Questcor Pharmaceuticals, Inc.                            6,310     193,969
*   Quidel Corp.                                              2,861      63,858
*   RadNet, Inc.                                              1,992       5,458
#*  Regeneron Pharmaceuticals, Inc.                           8,100   1,742,634
*   Repligen Corp.                                            3,600      32,256
#   ResMed, Inc.                                             14,826     711,945
*   Rigel Pharmaceuticals, Inc.                               5,853      28,036
*   Rochester Medical Corp.                                   1,012      13,743
*   RTI Biologics, Inc.                                       5,843      23,255
#*  Salix Pharmaceuticals, Ltd.                               6,000     313,740
#*  Sangamo Biosciences, Inc.                                   316       3,217
*   Santarus, Inc.                                            5,399      99,180
*   Sciclone Pharmaceuticals, Inc.                            2,710      12,818
#*  Seattle Genetics, Inc.                                   10,655     393,702
    Select Medical Holdings Corp.                             6,247      51,538
*   Sirona Dental Systems, Inc.                               5,975     439,401
*   Skilled Healthcare Group, Inc. Class A                    2,400      16,896
*   Solta Medical, Inc.                                       4,965       9,682
*   Spectranetics Corp.                                       4,200      78,330
#   Spectrum Pharmaceuticals, Inc.                            6,160      45,646
#   St Jude Medical, Inc.                                    31,655   1,304,819
    STERIS Corp.                                              6,066     252,285

                                     1176

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                     SHARES     VALUE+
                                                     ------- ------------
Health Care -- (Continued)
*    Strategic Diagnostics, Inc.                       2,577 $      2,680
#    Stryker Corp.                                    32,260    2,115,611
*    Sucampo Pharmaceuticals, Inc. Class A               600        5,706
*    SurModics, Inc.                                   1,400       37,030
*    Symmetry Medical, Inc.                            3,300       39,336
*    Targacept, Inc.                                   1,844        8,501
*    Team Health Holdings, Inc.                        6,780      252,758
#    Techne Corp.                                      3,471      222,630
#    Teleflex, Inc.                                    4,373      341,662
*    Tenet Healthcare Corp.                           11,700      530,712
#*   Theravance, Inc.                                  6,030      203,512
     Thermo Fisher Scientific, Inc.                   38,096    3,073,585
*    Thoratec Corp.                                    6,444      233,273
*    TranS1, Inc.                                      2,100        4,221
*    Transcept Pharmaceuticals, Inc.                     228          903
*    Triple-S Management Corp. Class B                 2,513       45,309
(o)  Trubion Pharmeceuticals, Inc.                       800           --
#*   United Therapeutics Corp.                         5,000      333,900
     UnitedHealth Group, Inc.                        108,703    6,514,571
     Universal American Corp.                          3,113       26,616
     Universal Health Services, Inc. Class B           9,000      599,310
     US Physical Therapy, Inc.                           902       21,522
     Utah Medical Products, Inc.                         276       12,235
*    Vanguard Health Systems, Inc.                     2,865       41,915
#*   Varian Medical Systems, Inc.                     11,557      752,823
*    Vascular Solutions, Inc.                          1,700       27,047
*    VCA Antech, Inc.                                  9,000      216,900
#*   Vertex Pharmaceuticals, Inc.                     21,943    1,685,661
#*   Vical, Inc.                                       3,774       13,926
*    ViroPharma, Inc.                                  7,500      204,375
     Warner Chilcott P.L.C. Class A                   21,270      305,863
#*   Waters Corp.                                      9,300      859,320
*    WellCare Health Plans, Inc.                       4,200      244,902
#    WellPoint, Inc.                                  32,544    2,373,108
     West Pharmaceutical Services, Inc.                3,695      235,963
*    Wright Medical Group, Inc.                        3,317       77,750
*    XenoPort, Inc.                                    2,757       17,121
#*   Zalicus, Inc.                                       987          577
#    Zimmer Holdings, Inc.                            18,480    1,412,796
                                                             ------------
Total Health Care                                             223,411,372
                                                             ------------
Industrials -- (9.5%)
#    3M Co.                                           70,092    7,339,333
#    AAON, Inc.                                        3,075       87,361
     AAR Corp.                                         3,583       63,992
     ABM Industries, Inc.                              5,315      119,853
#*   Acacia Research Corp.                             4,362      103,903
#*   ACCO Brands Corp.                                 4,702       31,739
     Aceto Corp.                                       1,700       17,680
     Acme United Corp.                                   400        5,120
#    Acorn Energy, Inc.                                  330        2,475
#    Actuant Corp. Class A                             7,200      225,360

                                     1177

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
#   Acuity Brands, Inc.                                      4,582 $  334,303
*   Adept Technology, Inc.                                   1,502      4,851
    ADT Corp. (The)                                         24,144  1,053,644
#*  Advisory Board Co. (The)                                 3,600    176,940
*   AECOM Technology Corp.                                  10,785    313,520
*   Aegion Corp.                                             4,000     84,240
#*  Aerovironment, Inc.                                      2,727     52,795
    AGCO Corp.                                              10,140    539,955
*   Air Transport Services Group, Inc.                       3,656     21,095
    Aircastle, Ltd.                                          5,800     80,968
    Alamo Group, Inc.                                          789     31,615
*   Alaska Air Group, Inc.                                   7,432    458,108
    Albany International Corp. Class A                       2,633     76,489
    Allegiant Travel Co.                                     1,647    148,065
    Alliant Techsystems, Inc.                                3,650    271,414
    Altra Holdings, Inc.                                     4,206    112,090
    AMERCO                                                     854    137,238
*   Ameresco, Inc. Class A                                   1,700     12,529
    American Railcar Industries, Inc.                        1,606     57,350
    American Science & Engineering, Inc.                     1,029     66,350
*   American Woodmark Corp.                                  1,214     40,851
    AMETEK, Inc.                                            26,050  1,060,495
    Ampco-Pittsburgh Corp.                                     700     13,118
#   AO Smith Corp.                                           4,916    370,814
    Apogee Enterprises, Inc.                                 3,000     76,440
    Applied Industrial Technologies, Inc.                    3,863    163,212
*   ARC Document Solutions, Inc.                             3,000      9,630
#   Argan, Inc.                                              1,347     23,842
    Arkansas Best Corp.                                      3,000     31,530
*   Armstrong World Industries, Inc.                         2,800    142,912
    Astec Industries, Inc.                                   2,360     77,479
*   Astronics Corp.                                          1,158     32,192
*   AT Cross Co. Class A                                       845     10,664
*   Atlas Air Worldwide Holdings, Inc.                       2,609     97,577
#   Avery Dennison Corp.                                    10,701    443,556
*   Avis Budget Group, Inc.                                 11,377    328,113
    AZZ, Inc.                                                2,800    118,412
*   B/E Aerospace, Inc.                                     10,903    684,054
    Babcock & Wilcox Co. (The)                              11,668    317,370
    Barnes Group, Inc.                                       5,300    147,181
    Barrett Business Services, Inc.                            625     33,088
#*  Beacon Roofing Supply, Inc.                              4,700    179,211
    Belden, Inc.                                             4,749    234,696
*   Blount International, Inc.                               4,550     63,199
*   BlueLinx Holdings, Inc.                                    873      2,540
    Boeing Co. (The)                                        76,270  6,971,841
    Brady Corp. Class A                                      4,590    155,509
#   Briggs & Stratton Corp.                                  4,639    104,331
    Brink's Co. (The)                                        4,959    131,463
#*  Builders FirstSource, Inc.                               3,029     18,750
*   CAI International, Inc.                                  1,400     35,686
#   Carlisle Cos., Inc.                                      6,798    440,986

                                     1178

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Casella Waste Systems, Inc. Class A                       3,338 $   14,554
#   Caterpillar, Inc.                                        69,555  5,889,222
*   CBIZ, Inc.                                                5,600     36,344
    CDI Corp.                                                 1,100     17,237
    Ceco Environmental Corp.                                    670      7,779
    Celadon Group, Inc.                                       1,523     25,571
#   CH Robinson Worldwide, Inc.                              17,200  1,021,508
*   Chart Industries, Inc.                                    3,200    271,392
    Chicago Bridge & Iron Co. NV                                888     47,766
#   Cintas Corp.                                             11,700    524,979
    CIRCOR International, Inc.                                1,580     74,781
#   CLARCOR, Inc.                                             5,300    274,010
#*  Clean Harbors, Inc.                                       4,336    247,022
    CNH Global NV                                             3,381    139,061
    Coleman Cable, Inc.                                         698     10,470
#*  Colfax Corp.                                              6,188    288,794
*   Columbus McKinnon Corp.                                   2,000     37,560
    Comfort Systems USA, Inc.                                 4,929     63,239
*   Command Security Corp.                                    1,531      2,664
*   Commercial Vehicle Group, Inc.                            2,700     18,927
#   Con-way, Inc.                                             5,175    174,915
*   Consolidated Graphics, Inc.                                 700     24,969
    Copa Holdings SA Class A                                  2,318    291,094
#*  Copart, Inc.                                             11,500    405,375
#   Corporate Executive Board Co. (The)                       3,688    207,856
    Courier Corp.                                             1,460     21,024
    Covanta Holding Corp.                                    12,535    250,700
*   Covenant Transportation Group, Inc. Class A                 100        555
*   CPI Aerostructures, Inc.                                    541      4,983
*   CRA International, Inc.                                   1,100     20,284
    Crane Co.                                                 4,900    263,767
    CSX Corp.                                               108,100  2,658,179
    Cubic Corp.                                               1,635     70,256
    Cummins, Inc.                                            18,689  1,988,323
    Curtiss-Wright Corp.                                      4,100    134,644
    Danaher Corp.                                            61,723  3,761,400
#   Deere & Co.                                              38,916  3,475,199
*   Delta Air Lines, Inc.                                    90,905  1,558,112
#   Deluxe Corp.                                              5,100    194,514
*   DigitalGlobe, Inc.                                        5,597    163,376
*   Dolan Co. (The)                                           2,800      4,844
#   Donaldson Co., Inc.                                      14,500    527,510
    Douglas Dynamics, Inc.                                    3,141     43,943
#   Dover Corp.                                              19,380  1,336,832
*   Ducommun, Inc.                                            1,100     26,939
#   Dun & Bradstreet Corp. (The)                              4,900    433,405
*   DXP Enterprises, Inc.                                       699     46,749
*   Dycom Industries, Inc.                                    3,188     61,592
    Dynamic Materials Corp.                                   1,062     16,865
#*  Eagle Bulk Shipping, Inc.                                 1,175      4,136
    Eastern Co. (The)                                           600     10,038
    Eaton Corp. P.L.C.                                       48,343  2,968,744

                                     1179

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
#*  Echo Global Logistics, Inc.                                 777 $    13,481
    EMCOR Group, Inc.                                         7,100     265,540
#   Emerson Electric Co.                                     76,280   4,234,303
    Encore Wire Corp.                                         1,900      62,225
#*  Energy Recovery, Inc.                                     2,000       7,320
*   EnergySolutions, Inc.                                    10,900      45,017
*   EnerNOC, Inc.                                             2,080      36,442
*   EnerSys, Inc.                                             5,000     229,200
*   Engility Holdings, Inc.                                   1,833      43,919
    Ennis, Inc.                                               2,716      41,745
*   EnPro Industries, Inc.                                    2,000      98,560
    Equifax, Inc.                                            12,698     777,118
    ESCO Technologies, Inc.                                   2,486      89,421
*   Esterline Technologies Corp.                              3,200     240,128
    Exelis, Inc.                                             19,667     219,680
    Expeditors International of Washington, Inc.             22,436     806,125
    Exponent, Inc.                                            1,400      73,780
    Fastenal Co.                                             29,665   1,455,068
*   Federal Signal Corp.                                      5,347      41,493
    FedEx Corp.                                              31,565   2,967,426
*   Flow International Corp.                                  3,739      13,685
#   Flowserve Corp.                                           5,500     869,660
    Fluor Corp.                                              17,555   1,000,284
*   Fortune Brands Home & Security, Inc.                     16,980     617,902
    Forward Air Corp.                                         2,983     110,043
*   Franklin Covey Co.                                        1,500      21,120
    Franklin Electric Co., Inc.                               5,400     174,798
    FreightCar America, Inc.                                  1,200      25,056
*   FTI Consulting, Inc.                                      4,114     136,256
*   Fuel Tech, Inc.                                           1,700       6,800
*   Furmanite Corp.                                           3,300      20,955
    G&K Services, Inc. Class A                                1,900      89,281
    Gardner Denver, Inc.                                      4,400     330,396
    GATX Corp.                                                4,700     239,465
#*  Genco Shipping & Trading, Ltd.                            2,800       4,788
*   Gencor Industries, Inc.                                     400       2,768
#*  GenCorp, Inc.                                             4,917      64,265
    Generac Holdings, Inc.                                    2,865     102,939
*   General Cable Corp.                                       5,029     173,400
    General Dynamics Corp.                                   31,056   2,296,902
    General Electric Co.                                  1,121,832  25,005,635
*   Genesee & Wyoming, Inc. Class A                           4,762     405,722
*   Gibraltar Industries, Inc.                                3,140      58,718
    Global Power Equipment Group, Inc.                        1,290      21,285
*   Goldfield Corp. (The)                                     1,983       6,147
#   Gorman-Rupp Co. (The)                                     1,953      55,172
*   GP Strategies Corp.                                       1,842      40,616
    Graco, Inc.                                               6,625     401,011
#*  GrafTech International, Ltd.                              7,182      51,567
    Graham Corp.                                              1,500      36,450
    Granite Construction, Inc.                                3,685     101,964
#   Great Lakes Dredge & Dock Corp.                           6,665      46,122

                                     1180

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
*   Greenbrier Cos., Inc.                                    1,370 $   30,907
    Griffon Corp.                                            5,003     51,531
    H&E Equipment Services, Inc.                             3,255     66,272
    Hardinge, Inc.                                             700      9,450
    Harsco Corp.                                             8,088    176,561
#*  Hawaiian Holdings, Inc.                                  4,038     22,169
    Heartland Express, Inc.                                  4,710     63,915
#   HEICO Corp.                                              1,600     70,416
    HEICO Corp. Class A                                      2,714     91,787
    Heidrick & Struggles International, Inc.                 1,861     24,602
    Herman Miller, Inc.                                      6,453    161,906
#*  Hertz Global Holdings, Inc.                             36,477    878,366
*   Hexcel Corp.                                            10,870    331,535
*   Hill International, Inc.                                 4,200     11,550
#   HNI Corp.                                                4,673    160,891
    Honeywell International, Inc.                           79,592  5,853,196
    Houston Wire & Cable Co.                                 2,370     32,279
*   Hub Group, Inc. Class A                                  3,714    136,118
    Hubbell, Inc. Class B                                    5,450    522,982
*   Hudson Global, Inc.                                      3,600     11,880
    Huntington Ingalls Industries, Inc.                      5,491    290,474
*   Hurco Cos., Inc.                                           883     23,691
*   Huron Consulting Group, Inc.                             2,184     91,248
    Hyster-Yale Materials Handling, Inc.                     1,066     55,635
*   ICF International, Inc.                                  1,750     47,443
    IDEX Corp.                                               8,475    440,954
#*  IHS, Inc. Class A                                        5,258    512,287
*   II-VI, Inc.                                              4,886     75,586
#   Illinois Tool Works, Inc.                               43,558  2,812,104
    Ingersoll-Rand P.L.C.                                   31,966  1,719,771
#*  InnerWorkings, Inc.                                      5,543     55,818
    Innovative Solutions & Support, Inc.                     1,906     16,754
    Insperity, Inc.                                          2,180     60,233
    Insteel Industries, Inc.                                 2,000     33,160
*   Integrated Electrical Services, Inc.                       707      4,122
#   Interface, Inc.                                          7,269    121,683
    International Shipholding Corp.                            637     11,504
    Intersections, Inc.                                      1,231     11,768
    Iron Mountain, Inc.                                     13,356    505,658
    ITT Corp.                                                9,589    264,656
#*  Jacobs Engineering Group, Inc.                          13,400    676,432
#   JB Hunt Transport Services, Inc.                        10,057    714,751
#*  JetBlue Airways Corp.                                   26,500    182,585
    John Bean Technologies Corp.                             2,998     62,179
#   Joy Global, Inc.                                        11,255    636,133
    Kadant, Inc.                                               900     24,903
    Kaman Corp.                                              2,387     80,657
    Kansas City Southern                                    11,900  1,297,933
    KAR Auction Services, Inc.                               4,328     96,817
    Kaydon Corp.                                             2,890     68,898
    KBR, Inc.                                               15,190    456,915
    Kelly Services, Inc. Class A                             2,711     46,141

                                     1181

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
#   Kennametal, Inc.                                         8,500 $  339,915
*   Key Technology, Inc.                                       744      9,285
    Kforce, Inc.                                             2,790     42,185
    Kimball International, Inc. Class B                      2,500     22,975
#*  Kirby Corp.                                              5,300    396,917
    Knight Transportation, Inc.                              5,768     90,096
    Knoll, Inc.                                              5,103     79,403
*   Korn/Ferry International                                 4,871     80,615
#*  Kratos Defense & Security Solutions, Inc.                3,728     18,976
    L-3 Communications Holdings, Inc.                       11,000    893,750
#   Landstar System, Inc.                                    4,810    262,915
    Lawson Products, Inc.                                      649      9,183
*   Layne Christensen Co.                                    1,700     34,731
    LB Foster Co. Class A                                      581     25,651
    Lennox International, Inc.                               4,700    291,400
    Lincoln Electric Holdings, Inc.                          8,460    446,350
#   Lindsay Corp.                                            1,349    103,630
*   LMI Aerospace, Inc.                                        698     14,930
#   Lockheed Martin Corp.                                   29,138  2,887,284
    LSI Industries, Inc.                                     2,400     16,896
*   Lydall, Inc.                                             1,419     20,348
#   Manitowoc Co., Inc. (The)                               13,600    255,136
    Manpowergroup, Inc.                                      7,713    410,023
    Marten Transport, Ltd.                                   2,239     45,608
    Masco Corp.                                             38,326    745,057
#*  MasTec, Inc.                                             6,300    175,140
    Matson, Inc.                                             4,200     98,868
    McGrath RentCorp                                         2,486     77,215
*   Meritor, Inc.                                            9,997     57,983
    Met-Pro Corp.                                            1,935     25,929
*   Metalico, Inc.                                           5,606      8,353
*   Mfri, Inc.                                               1,091      7,964
    Michael Baker Corp.                                        800     19,480
*   Middleby Corp.                                           2,025    302,899
    Miller Industries, Inc.                                  1,421     21,471
    Mine Safety Appliances Co.                               3,481    167,088
*   Mistras Group, Inc.                                        203      3,847
*   Mobile Mini, Inc.                                        3,786    106,500
*   Moog, Inc. Class A                                       3,953    182,668
#   MSC Industrial Direct Co., Inc. Class A                  5,017    395,340
    Mueller Industries, Inc.                                 2,900    150,162
    Mueller Water Products, Inc. Class A                    15,235     90,191
    Multi-Color Corp.                                        1,486     38,428
*   MYR Group, Inc.                                          2,509     57,205
    National Presto Industries, Inc.                           737     55,275
*   National Technical Systems, Inc.                         1,200     11,544
*   Navigant Consulting, Inc.                                4,323     53,303
#*  Navistar International Corp.                             4,803    159,075
*   NCI Building Systems, Inc.                                 674     11,539
    Nielsen Holdings NV                                     17,098    591,933
    NL Industries, Inc.                                      4,704     53,014
*   NN, Inc.                                                 1,100      9,911

                                     1182

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
#   Nordson Corp.                                            6,170 $  428,753
    Norfolk Southern Corp.                                  33,685  2,607,893
*   Nortek, Inc.                                               786     56,482
#   Northrop Grumman Corp.                                  23,919  1,811,625
*   Northwest Pipe Co.                                       1,100     30,019
*   Ocean Power Technologies, Inc.                             300        462
*   Old Dominion Freight Line, Inc.                          6,962    268,037
    Omega Flex, Inc.                                           302      4,068
*   On Assignment, Inc.                                      4,296    104,264
*   Orbital Sciences Corp.                                   5,714    102,966
*   Orion Energy Systems, Inc.                                 230        552
*   Orion Marine Group, Inc.                                 2,500     22,900
*   Oshkosh Corp.                                            9,200    361,192
*   Owens Corning                                           11,644    489,747
#   PACCAR, Inc.                                            33,826  1,683,858
*   Pacer International, Inc.                                2,277     12,956
    Pall Corp.                                              12,100    807,191
    PAM Transportation Services, Inc.                          492      5,136
*   Park-Ohio Holdings Corp.                                 1,300     47,814
#   Parker Hannifin Corp.                                   15,690  1,389,663
*   Patrick Industries, Inc.                                   600     12,156
*   Pendrell Corp.                                          12,128     20,496
    Pentair, Ltd.                                           22,197  1,206,407
*   PGT, Inc.                                                1,429     11,003
    Pike Electric Corp.                                      2,597     40,591
#   Pitney Bowes, Inc.                                      20,713    283,147
*   PMFG, Inc.                                                 400      2,304
#*  Polypore International, Inc.                             5,100    213,843
*   Powell Industries, Inc.                                    700     34,468
*   PowerSecure International, Inc.                          2,600     35,620
    Precision Castparts Corp.                               15,585  2,981,255
    Primoris Services Corp.                                  2,571     56,665
#   Quad/Graphics, Inc.                                      2,303     48,133
*   Quality Distribution, Inc.                               1,769     14,081
#   Quanex Building Products Corp.                           3,800     61,826
*   Quanta Services, Inc.                                   23,099    634,761
    Raven Industries, Inc.                                   3,530    118,431
#   Raytheon Co.                                            34,592  2,123,257
#*  RBC Bearings, Inc.                                       2,240    107,744
    RCM Technologies, Inc.                                     395      2,232
#   Regal-Beloit Corp.                                       4,464    350,960
*   Republic Airways Holdings, Inc.                          4,358     48,766
    Republic Services, Inc.                                 31,837  1,085,005
    Resources Connection, Inc.                               4,266     48,462
*   Roadrunner Transportation Systems, Inc.                    954     21,475
#   Robert Half International, Inc.                         14,200    466,044
#   Rockwell Automation, Inc.                               14,920  1,264,918
#   Rockwell Collins, Inc.                                  14,032    882,893
    Rollins, Inc.                                            6,926    168,440
#   Roper Industries, Inc.                                  10,600  1,268,290
#   RR Donnelley & Sons Co.                                 17,490    215,302
*   Rush Enterprises, Inc. Class A                           2,675     61,231

                                     1183

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
    Ryder System, Inc.                                       5,488 $  318,688
*   Saia, Inc.                                               1,550     63,426
    Schawk, Inc.                                             2,653     27,008
#*  Sensata Technologies Holding NV                         10,599    354,537
    SIFCO Industries, Inc.                                     100      1,708
    Simpson Manufacturing Co., Inc.                          3,827    109,988
    SkyWest, Inc.                                            4,969     71,106
#   Snap-on, Inc.                                            6,096    525,475
    Southwest Airlines Co.                                  81,139  1,111,604
*   Sparton Corp.                                              400      5,556
*   Spirit Aerosystems Holdings, Inc. Class A               11,500    229,885
*   Spirit Airlines, Inc.                                    4,188    111,820
    SPX Corp.                                                5,400    402,354
*   Standard Parking Corp.                                   2,343     50,351
*   Standard Register Co. (The)                              1,800      1,242
    Standex International Corp.                              1,820     96,278
    Stanley Black & Decker, Inc.                            16,463  1,231,597
    Steelcase, Inc. Class A                                  8,272    105,054
#*  Stericycle, Inc.                                         9,382  1,016,258
*   Sterling Construction Co., Inc.                          1,440     14,573
    Sun Hydraulics Corp.                                     2,235     73,196
#*  Swift Transportation Co.                                 9,100    127,582
#   TAL International Group, Inc.                            2,901    120,101
#*  Taser International, Inc.                                5,800     51,098
*   Team, Inc.                                               1,992     77,210
*   Tecumseh Products Co. Class A                              900      8,010
*   Teledyne Technologies, Inc.                              3,700    277,722
#   Tennant Co.                                              1,546     73,930
*   Terex Corp.                                             11,602    331,817
*   Tetra Tech, Inc.                                         6,326    166,311
#   Textainer Group Holdings, Ltd.                           2,100     81,207
#   Textron, Inc.                                           29,300    754,475
*   Thermon Group Holdings, Inc.                             2,619     51,332
#   Timken Co.                                               8,560    449,999
    Titan International, Inc.                                4,300     95,933
#*  Titan Machinery, Inc.                                    1,496     33,750
*   TMS International Corp. Class A                            291      4,202
    Toro Co. (The)                                           6,400    288,064
    Towers Watson & Co. Class A                              6,850    499,502
    TransDigm Group, Inc.                                    5,200    763,360
*   TRC Cos., Inc.                                           3,000     18,120
#*  Trex Co., Inc.                                           1,300     63,284
*   Trimas Corp.                                             3,678    112,179
    Trinity Industries, Inc.                                 8,400    354,564
    Triumph Group, Inc.                                      5,222    417,238
*   TrueBlue, Inc.                                           4,300     89,096
*   Tutor Perini Corp.                                       3,160     51,950
    Twin Disc, Inc.                                            668     14,242
    Tyco International, Ltd.                                50,020  1,606,642
*   Ultralife Corp.                                          2,100      8,274
    UniFirst Corp.                                           1,540    140,217
    Union Pacific Corp.                                     50,016  7,400,367

                                     1184

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------ ------------
Industrials -- (Continued)
#*  United Continental Holdings, Inc.                       34,740 $  1,122,102
#   United Parcel Service, Inc. Class B                     77,829    6,680,841
#*  United Rentals, Inc.                                     8,137      428,088
#   United Stationers, Inc.                                  3,629      117,834
#   United Technologies Corp.                               93,458    8,531,781
    Universal Forest Products, Inc.                          1,800       69,480
*   Universal Truckload Services, Inc.                         888       22,413
    URS Corp.                                                8,279      363,614
#*  US Airways Group, Inc.                                  17,500      295,750
    US Ecology, Inc.                                         1,562       42,486
*   USA Truck, Inc.                                          1,235        6,336
#*  USG Corp.                                                8,200      213,118
#   UTi Worldwide, Inc.                                      8,327      122,324
    Valmont Industries, Inc.                                 2,500      364,325
*   Verisk Analytics, Inc. Class A                          15,187      930,811
*   Versar, Inc.                                             1,500        6,570
    Viad Corp.                                               1,850       48,193
*   Vicor Corp.                                              1,200        6,444
*   Virco Manufacturing Corp.                                1,718        3,488
    VSE Corp.                                                  800       24,392
#*  Wabash National Corp.                                    6,947       65,510
*   WABCO Holdings, Inc.                                     6,600      476,718
    Wabtec Corp.                                             5,160      541,490
    Waste Connections, Inc.                                 12,075      458,246
#   Waste Management, Inc.                                  46,755    1,916,020
    Watsco, Inc.                                             2,800      236,264
    Watts Water Technologies, Inc. Class A                   2,870      135,062
#   Werner Enterprises, Inc.                                 4,400      101,024
#*  Wesco Aircraft Holdings, Inc.                              530        8,750
#*  WESCO International, Inc.                                3,987      285,828
*   Willis Lease Finance Corp.                                 400        5,676
#   Woodward, Inc.                                           6,716      241,709
    WW Grainger, Inc.                                        6,200    1,528,114
*   XPO Logistics, Inc.                                        596        9,721
#   Xylem, Inc.                                             19,333      536,491
                                                                   ------------
Total Industrials                                                   200,243,351
                                                                   ------------
Information Technology -- (15.0%)
#*  3D Systems Corp.                                         8,400      321,216
*   Accelrys, Inc.                                           5,579       54,953
    Accenture P.L.C. Class A                                68,666    5,592,159
#*  ACI Worldwide, Inc.                                      2,246      105,584
    Activision Blizzard, Inc.                               41,100      614,445
*   Actuate Corp.                                            5,359       32,904
*   Acxiom Corp.                                             7,928      157,688
*   ADDvantage Technologies Group, Inc.                        400          944
*   Adobe Systems, Inc.                                     51,768    2,333,701
#   ADTRAN, Inc.                                             2,411       50,631
*   Advanced Energy Industries, Inc.                         4,259       72,318
#*  Advanced Micro Devices, Inc.                            47,154      132,974
*   Advent Software, Inc.                                    3,854      111,920
*   Agilysys, Inc.                                           2,000       23,360

                                     1185

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Akamai Technologies, Inc.                                18,769 $   824,147
#*  Alliance Data Systems Corp.                               5,400     927,558
*   Alpha & Omega Semiconductor, Ltd.                           640       4,634
    Altera Corp.                                             33,767   1,080,882
    Amdocs, Ltd.                                             16,670     595,119
    American Software, Inc. Class A                           2,676      22,238
#*  Amkor Technology, Inc.                                    9,515      40,248
#   Amphenol Corp. Class A                                   16,844   1,272,059
*   Amtech Systems, Inc.                                        700       2,597
*   ANADIGICS, Inc.                                           8,617      18,096
    Analog Devices, Inc.                                     31,290   1,376,447
*   Anaren, Inc.                                              1,400      32,774
    Anixter International, Inc.                               3,000     215,220
*   ANSYS, Inc.                                               9,592     775,609
    AOL, Inc.                                                11,162     431,300
    Apple, Inc.                                              95,889  42,454,855
    Applied Materials, Inc.                                 124,984   1,813,518
*   Applied Micro Circuits Corp.                              8,159      60,866
*   ARRIS Group, Inc.                                        12,650     208,852
*   Arrow Electronics, Inc.                                  11,300     443,299
#*  Aruba Networks, Inc.                                     12,488     280,855
*   AsiaInfo-Linkage, Inc.                                    4,100      47,068
*   Aspen Technology, Inc.                                    9,812     299,070
*   Atmel Corp.                                              44,149     285,644
*   ATMI, Inc.                                                3,222      70,079
*   Autodesk, Inc.                                           23,409     921,846
#   Automatic Data Processing, Inc.                          51,171   3,445,855
    Avago Technologies, Ltd.                                 23,005     735,240
#*  AVG Technologies NV                                         725      11,832
*   Aviat Networks, Inc.                                      6,079      19,453
*   Avid Technology, Inc.                                     3,971      26,169
*   Avnet, Inc.                                              15,500     507,625
    AVX Corp.                                                 6,815      77,078
    Aware, Inc.                                               2,752      13,292
*   AXT, Inc.                                                 2,829       8,119
    Badger Meter, Inc.                                        1,600      69,888
    Bel Fuse, Inc. Class B                                    1,175      17,296
*   Benchmark Electronics, Inc.                               4,988      88,986
    Black Box Corp.                                           2,047      44,461
    Blackbaud, Inc.                                           2,900      84,999
*   Blucora, Inc.                                             3,680      54,354
*   BMC Software, Inc.                                       16,668     758,061
#   Booz Allen Hamilton Holding Corp.                         3,446      52,345
*   Bottomline Technologies de, Inc.                          2,861      74,958
    Broadcom Corp. Class A                                   51,885   1,867,860
#   Broadridge Financial Solutions, Inc.                     13,095     329,732
*   Brocade Communications Systems, Inc.                     46,371     269,879
    Brooks Automation, Inc.                                   5,441      52,887
*   BTU International, Inc.                                     600       1,380
    CA, Inc.                                                 34,897     941,172
#*  Cabot Microelectronics Corp.                              2,700      90,477
*   CACI International, Inc. Class A                          2,335     136,574

                                     1186

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Cadence Design Systems, Inc.                             30,500 $   420,900
*   CalAmp Corp.                                              2,813      31,309
*   Calix, Inc.                                               3,886      33,148
*   Cardtronics, Inc.                                         3,400      95,234
*   Cascade Microtech, Inc.                                   1,242       8,520
#   Cass Information Systems, Inc.                            1,118      46,732
*   Ceva, Inc.                                                1,916      29,238
*   Checkpoint Systems, Inc.                                  4,385      50,734
*   CIBER, Inc.                                              16,532      70,426
#*  Cirrus Logic, Inc.                                        2,632      50,824
    Cisco Systems, Inc.                                     571,426  11,954,232
*   Citrix Systems, Inc.                                     19,517   1,213,372
*   Clearfield, Inc.                                            574       4,035
    Cognex Corp.                                              4,168     165,470
*   Cognizant Technology Solutions Corp. Class A             32,002   2,073,730
    Coherent, Inc.                                            2,200     123,046
    Cohu, Inc.                                                1,500      14,355
    Communications Systems, Inc.                              1,155      11,238
#*  CommVault Systems, Inc.                                   4,695     345,270
    Computer Sciences Corp.                                  16,353     766,138
    Computer Task Group, Inc.                                 1,400      28,728
*   Compuware Corp.                                          19,868     238,416
*   comScore, Inc.                                            2,204      35,639
    Comtech Telecommunications Corp.                          1,794      44,150
*   Comverse, Inc.                                               12         318
#*  Concur Technologies, Inc.                                 5,000     365,550
*   Constant Contact, Inc.                                    2,332      34,071
    Convergys Corp.                                          11,700     199,134
*   CoreLogic, Inc.                                           9,249     252,313
    Corning, Inc.                                           158,824   2,302,948
*   CoStar Group, Inc.                                        2,894     313,739
*   Cray, Inc.                                                4,250      89,930
#*  Cree, Inc.                                               11,750     664,698
#   Crexendo, Inc.                                            1,426       3,494
*   CSG Systems International, Inc.                           3,600      77,796
    CTS Corp.                                                 1,800      19,170
*   CyberOptics Corp.                                         1,199       6,702
#*  Cymer, Inc.                                               3,000     314,280
#   Cypress Semiconductor Corp.                               5,102      51,479
    Daktronics, Inc.                                          4,150      41,459
*   Datalink Corp.                                            1,423      15,923
*   Dealertrack Technologies, Inc.                            4,579     127,525
    Dell, Inc.                                              156,566   2,097,984
#*  Demand Media, Inc.                                        2,765      23,945
#*  Dice Holdings, Inc.                                       4,237      35,760
#   Diebold, Inc.                                             5,900     172,811
*   Digi International, Inc.                                  2,040      18,605
    Digimarc Corp.                                              858      18,825
*   Digital River, Inc.                                       3,500      50,680
*   Diodes, Inc.                                              3,450      69,897
#   Dolby Laboratories, Inc. Class A                          5,260     172,791
*   Dot Hill Systems Corp.                                    3,766       5,687

                                     1187

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   DSP Group, Inc.                                           3,109 $   25,090
    DST Systems, Inc.                                         3,693    255,371
*   DTS, Inc.                                                 1,182     19,834
*   Dynamics Research Corp.                                   1,200      7,008
    EarthLink, Inc.                                           6,569     37,378
*   eBay, Inc.                                              124,318  6,513,020
    Ebix, Inc.                                                5,000     93,050
*   EchoStar Corp. Class A                                    4,501    176,754
*   Edgewater Technology, Inc.                                1,000      3,860
    Electro Rent Corp.                                        2,590     42,916
    Electro Scientific Industries, Inc.                       1,924     20,741
#*  Electronic Arts, Inc.                                    33,626    592,154
*   Electronics for Imaging, Inc.                             5,000    133,600
#*  Ellie Mae, Inc.                                           1,400     36,428
    eMagin Corp.                                              2,210      7,890
*   EMC Corp.                                               207,349  4,650,838
#*  Emcore Corp.                                                827      3,614
*   Emulex Corp.                                              8,842     53,052
*   Entegris, Inc.                                           13,900    131,772
*   Entropic Communications, Inc.                             6,575     27,878
*   Envestnet, Inc.                                           1,389     25,308
    EPIQ Systems, Inc.                                        4,051     56,592
    ePlus, Inc.                                                 500     22,740
#*  Equinix, Inc.                                             5,318  1,138,584
*   Euronet Worldwide, Inc.                                   4,700    143,491
*   Exar Corp.                                                4,019     43,325
*   ExlService Holdings, Inc.                                 2,442     79,658
*   Extreme Networks                                          6,199     20,643
#*  F5 Networks, Inc.                                         8,250    630,548
*   Fabrinet                                                    500      6,865
#   FactSet Research Systems, Inc.                            4,350    409,205
    Fair Isaac Corp.                                          3,625    168,853
*   Fairchild Semiconductor International, Inc.              13,385    172,667
*   FARO Technologies, Inc.                                   2,100     81,459
#   FEI Co.                                                   3,930    251,048
    Fidelity National Information Services, Inc.             25,915  1,089,726
#*  Finisar Corp.                                             9,600    123,264
#*  First Solar, Inc.                                         5,450    253,752
#*  Fiserv, Inc.                                             14,300  1,302,873
*   FleetCor Technologies, Inc.                               6,336    487,238
    FLIR Systems, Inc.                                       16,900    410,839
*   FormFactor, Inc.                                          6,406     31,710
    Forrester Research, Inc.                                    731     26,206
#*  Fortinet, Inc.                                           11,461    205,840
#*  Freescale Semiconductor, Ltd.                             5,500     85,140
    Frequency Electronics, Inc.                                 798      7,996
#*  Fusion-io, Inc.                                           5,608    105,318
#*  Gartner, Inc.                                            10,000    578,500
    Genpact, Ltd.                                            22,351    415,729
*   Global Cash Access Holdings, Inc.                         5,930     42,281
#   Global Payments, Inc.                                     8,396    389,574
*   Globecomm Systems, Inc.                                   1,079     13,218

                                     1188

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Google, Inc. Class A                                     29,051 $23,954,583
*   GSE Systems, Inc.                                         1,745       3,298
*   GSI Group, Inc.                                           1,769      15,107
*   GSI Technology, Inc.                                      3,200      19,968
#*  GT Advanced Technologies, Inc.                           12,200      47,946
*   Guidewire Software, Inc.                                    605      24,248
    Hackett Group, Inc. (The)                                 5,500      26,840
*   Harmonic, Inc.                                           10,205      57,964
    Harris Corp.                                             12,040     556,248
#   Heartland Payment Systems, Inc.                           4,300     141,427
    Hewlett-Packard Co.                                     204,527   4,213,256
#*  Hittite Microwave Corp.                                   3,110     174,502
#*  Hutchinson Technology, Inc.                               1,900       5,320
    IAC/InterActiveCorp                                       8,300     390,681
*   ID Systems, Inc.                                          1,700       9,180
#*  Identive Group, Inc.                                      1,092       1,037
*   IEC Electronics Corp.                                       638       3,675
*   iGATE Corp.                                               3,200      53,408
*   Imation Corp.                                             2,440       8,979
*   Immersion Corp.                                             597       6,322
#*  Infinera Corp.                                           10,000      84,200
#*  Informatica Corp.                                        11,100     365,523
*   Ingram Micro, Inc. Class A                               16,470     293,331
*   Innodata, Inc.                                            2,754       9,033
*   Inphi Corp.                                               1,500      14,115
*   Insight Enterprises, Inc.                                 4,020      72,842
*   Integrated Device Technology, Inc.                       13,799      98,111
*   Integrated Silicon Solution, Inc.                         3,810      34,938
#   Intel Corp.                                             512,408  12,272,172
#*  Interactive Intelligence Group, Inc.                      1,900      78,717
#   InterDigital, Inc.                                        4,500     199,845
*   Intermec, Inc.                                            4,663      45,884
*   Internap Network Services Corp.                           7,852      62,659
#   International Business Machines Corp.                   113,565  23,001,455
#*  International Rectifier Corp.                             6,298     133,581
*   Interphase Corp.                                            490       1,166
    Intersil Corp. Class A                                   12,140      94,206
*   Intevac, Inc.                                             2,384      10,800
*   IntraLinks Holdings, Inc.                                   721       4,124
*   IntriCon Corp.                                              800       3,224
#   Intuit, Inc.                                             29,798   1,777,153
#   IPG Photonics Corp.                                       3,576     227,720
*   Iteris, Inc.                                                600         936
*   Itron, Inc.                                               4,100     162,565
*   Ixia                                                      4,546      74,873
    IXYS Corp.                                                2,391      21,662
#   j2 Global, Inc.                                           5,183     210,948
    Jabil Circuit, Inc.                                      19,112     340,194
    Jack Henry & Associates, Inc.                             8,990     417,136
#*  JDS Uniphase Corp.                                       25,300     341,550
*   Juniper Networks, Inc.                                   51,449     851,481
*   Kemet Corp.                                               2,594      16,161

                                     1189

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Key Tronic Corp.                                            749 $     8,464
    Keynote Systems, Inc.                                     2,200      24,662
*   KIT Digital, Inc.                                         2,850         869
    KLA-Tencor Corp.                                         17,570     953,172
*   Kopin Corp.                                               8,696      28,784
*   Kulicke & Soffa Industries, Inc.                          6,752      78,053
*   KVH Industries, Inc.                                      2,000      26,420
#*  Lam Research Corp.                                       16,902     781,210
*   Lattice Semiconductor Corp.                               8,552      39,767
    Lender Processing Services, Inc.                          9,153     253,904
#   Lexmark International, Inc. Class A                       7,972     241,631
*   Limelight Networks, Inc.                                  5,494      10,603
#   Linear Technology Corp.                                  24,807     905,455
*   LinkedIn Corp. Class A                                    9,238   1,774,527
*   Lionbridge Technologies, Inc.                             5,700      19,494
#*  Liquidity Services, Inc.                                    652      21,451
    Littelfuse, Inc.                                          2,279     159,120
*   LogMeIn, Inc.                                             1,066      24,070
*   LoJack Corp.                                              2,400       8,424
*   LSI Corp.                                                62,544     409,038
*   LTX-Credence Corp.                                        4,140      24,426
*   Magnachip Semiconductor Corp.                             2,100      33,684
*   Manhattan Associates, Inc.                                2,194     154,041
#   ManTech International Corp. Class A                       2,440      65,124
    Marchex, Inc. Class B                                     3,183      13,146
*   Market Leader, Inc.                                       2,162      21,663
    Marvell Technology Group, Ltd.                           49,822     536,085
    Mastercard, Inc. Class A                                 11,392   6,298,979
#*  Mattersight Corp.                                           500       2,340
*   Mattson Technology, Inc.                                    200         308
#   Maxim Integrated Products, Inc.                          30,528     944,231
    MAXIMUS, Inc.                                             3,800     302,822
*   MaxLinear, Inc. Class A                                   1,002       6,242
*   Maxwell Technologies, Inc.                                  703       4,288
*   Measurement Specialties, Inc.                             1,500      64,155
#*  MEMC Electronic Materials, Inc.                          20,520     110,808
    Mentor Graphics Corp.                                    14,740     269,152
#*  Mercury Systems, Inc.                                     2,500      19,325
#   Mesa Laboratories, Inc.                                     300      14,808
    Methode Electronics, Inc.                                 5,669      81,520
    Micrel, Inc.                                              5,800      58,348
#   Microchip Technology, Inc.                               20,468     745,445
*   Micron Technology, Inc.                                 104,164     981,225
#*  MICROS Systems, Inc.                                      8,400     356,244
*   Microsemi Corp.                                           9,716     202,093
#   Microsoft Corp.                                         793,236  26,256,112
#*  Mindspeed Technologies, Inc.                              3,300       7,557
    MKS Instruments, Inc.                                     4,300     115,541
    MOCON, Inc.                                                 535       7,758
*   ModusLink Global Solutions, Inc.                          5,100      14,280
#   Molex, Inc.                                               6,700     184,719
    Molex, Inc. Class A                                       7,690     179,254

                                     1190

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   MoneyGram International, Inc.                             1,383 $    22,833
    Monolithic Power Systems, Inc.                            3,320      80,078
    Monotype Imaging Holdings, Inc.                           4,300      99,717
#*  Monster Worldwide, Inc.                                  12,900      56,502
*   MoSys, Inc.                                               3,108      14,048
    Motorola Solutions, Inc.                                 25,841   1,478,105
*   Move, Inc.                                                4,260      48,607
    MTS Systems Corp.                                         1,700     103,615
*   Multi-Fineline Electronix, Inc.                           1,672      25,481
*   Nanometrics, Inc.                                         2,297      32,227
#   National Instruments Corp.                               10,553     288,413
*   NCI, Inc. Class A                                         1,200       5,064
*   NCR Corp.                                                16,970     462,772
*   NeoPhotonics Corp.                                          780       4,298
*   NetApp, Inc.                                             38,360   1,338,380
*   NETGEAR, Inc.                                             3,951     117,700
*   Netscout Systems, Inc.                                    3,814      86,997
#*  NetSuite, Inc.                                            2,800     246,288
*   NeuStar, Inc. Class A                                     7,800     342,186
*   Newport Corp.                                             5,630      85,295
    NIC, Inc.                                                 5,099      85,867
*   Novatel Wireless, Inc.                                    4,993      13,082
#*  Nuance Communications, Inc.                              26,812     510,500
#*  Numerex Corp. Class A                                       700       7,224
#   NVIDIA Corp.                                             63,600     875,772
#*  Oclaro, Inc.                                              4,000       5,440
*   Official Payments Holdings, Inc.                          2,100      11,802
*   OmniVision Technologies, Inc.                             5,145      68,994
*   ON Semiconductor Corp.                                   47,665     374,647
*   OpenTable, Inc.                                              52       2,880
*   Oplink Communications, Inc.                               1,500      24,630
    Optical Cable Corp.                                       1,300       5,434
    Oracle Corp.                                            406,316  13,319,038
*   OSI Systems, Inc.                                         2,078     119,069
*   PAR Technology Corp.                                      1,750       7,333
    Park Electrochemical Corp.                                2,544      60,725
#   Paychex, Inc.                                            35,021   1,275,115
    PC Connection, Inc.                                       1,900      29,336
    PC-Tel, Inc.                                              2,700      18,009
*   PCM, Inc.                                                 1,468      10,643
*   PDF Solutions, Inc.                                       3,109      53,195
    Perceptron, Inc.                                            528       3,691
*   Perficient, Inc.                                          2,556      26,787
*   Performance Technologies, Inc.                            1,257       1,056
*   Pericom Semiconductor Corp.                               2,935      18,960
*   Photronics, Inc.                                          4,200      33,138
*   Planar Systems, Inc.                                        930       1,590
    Plantronics, Inc.                                         4,499     197,146
#*  Plexus Corp.                                              1,563      42,154
*   PLX Technology, Inc.                                      3,500      16,345
*   PMC - Sierra, Inc.                                       21,900     126,144
*   Polycom, Inc.                                            18,000     189,000

                                     1191

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Power Integrations, Inc.                                  2,619 $   108,453
*   Power-One, Inc.                                           9,000      56,880
*   PRGX Global, Inc.                                         2,100      11,739
#*  Procera Networks, Inc.                                    1,209      13,408
#*  Progress Software Corp.                                   6,750     152,348
*   PROS Holdings, Inc.                                       1,082      28,045
#*  PTC, Inc.                                                16,000     384,160
    QAD, Inc. Class A                                           739       8,927
    QAD, Inc. Class B                                           184       1,936
#*  QLIK Technologies, Inc.                                   5,684     147,841
*   QLogic Corp.                                              6,600      71,676
    QUALCOMM, Inc.                                          184,109  11,344,797
*   Qualstar Corp.                                              300         543
*   QuinStreet, Inc.                                          2,500      16,350
#*  Rackspace Hosting, Inc.                                  11,800     568,760
*   Radisys Corp.                                             2,460      12,202
*   Rambus, Inc.                                              5,213      36,282
#*  RealD, Inc.                                               2,400      35,928
*   RealNetworks, Inc.                                        3,050      23,485
*   Red Hat, Inc.                                            20,680     991,192
*   Reis, Inc.                                                1,130      18,114
#*  Responsys, Inc.                                             626       4,864
*   RF Micro Devices, Inc.                                   28,986     162,611
    Richardson Electronics, Ltd.                              2,200      25,806
    Rimage Corp.                                              1,254      11,299
#*  Riverbed Technology, Inc.                                16,842     250,272
*   Rofin-Sinar Technologies, Inc.                            1,380      34,362
*   Rogers Corp.                                              1,570      66,945
*   Rosetta Stone, Inc.                                         696      11,783
*   Rovi Corp.                                               11,513     269,289
#*  Rubicon Technology, Inc.                                  1,987      14,724
*   Rudolph Technologies, Inc.                                2,529      29,513
#   SAIC, Inc.                                               29,600     442,224
#*  Salesforce.com, Inc.                                     58,496   2,404,771
*   SanDisk Corp.                                            25,120   1,317,293
*   Sanmina Corp.                                             7,765      97,994
*   Sapient Corp.                                            12,399     144,820
*   ScanSource, Inc.                                          2,184      63,270
*   Seachange International, Inc.                             3,000      32,580
    Seagate Technology P.L.C.                                46,680   1,713,156
*   Semtech Corp.                                             7,320     234,752
*   ShoreTel, Inc.                                            1,186       4,281
*   Sigma Designs, Inc.                                       2,500      11,900
*   Silicon Graphics International Corp.                      1,846      23,998
*   Silicon Image, Inc.                                       9,089      44,809
*   Silicon Laboratories, Inc.                                4,220     167,576
#*  Skyworks Solutions, Inc.                                 19,121     422,000
*   Smith Micro Software, Inc.                                3,600       5,040
*   SolarWinds, Inc.                                          6,337     322,236
    Solera Holdings, Inc.                                     7,592     437,147
*   Sonus Networks, Inc.                                     22,816      47,914
*   Sourcefire, Inc.                                            238      11,367

                                     1192

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Spansion, Inc. Class A                                    5,765 $   74,887
#*  Spark Networks, Inc.                                      1,760     12,003
*   SS&C Technologies Holdings, Inc.                          3,495    107,262
*   Stamps.com, Inc.                                          1,538     52,046
*   StarTek, Inc.                                             2,385     16,528
#*  STEC, Inc.                                                1,753      6,363
*   STR Holdings, Inc.                                        1,412      3,177
#*  Stratasys, Ltd.                                           2,298    190,849
#*  SunPower Corp.                                            4,042     54,931
#*  Super Micro Computer, Inc.                                2,009     19,327
    Supertex, Inc.                                            1,500     31,620
*   support.com, Inc.                                         5,150     20,549
*   Sykes Enterprises, Inc.                                   3,800     58,482
*   Symantec Corp.                                           73,841  1,794,336
*   Symmetricom, Inc.                                         5,609     29,167
*   Synaptics, Inc.                                           3,400    140,182
#*  Synchronoss Technologies, Inc.                            3,036     86,040
*   SYNNEX Corp.                                              2,358     81,587
#*  Synopsys, Inc.                                           15,368    546,640
    Syntel, Inc.                                              2,000    126,340
#*  Take-Two Interactive Software, Inc.                       8,400    128,184
    TE Connectivity, Ltd.                                    44,823  1,952,042
*   Tech Data Corp.                                           3,513    164,162
*   TechTarget, Inc.                                          1,002      4,449
*   TeleCommunication Systems, Inc. Class A                   4,140      7,990
*   Telenav, Inc.                                             1,400      7,336
*   TeleTech Holdings, Inc.                                   2,400     51,096
    Tellabs, Inc.                                            37,363     77,341
    Telular Corp.                                             2,142     27,353
*   Teradata Corp.                                           17,385    887,852
#*  Teradyne, Inc.                                           20,067    329,901
    Tessco Technologies, Inc.                                 1,314     26,858
    Tessera Technologies, Inc.                                4,753     96,819
#   Texas Instruments, Inc.                                 117,577  4,257,463
*   TIBCO Software, Inc.                                     16,800    326,088
    Total System Services, Inc.                              16,983    401,138
    Transact Technologies, Inc.                                 600      4,506
#*  Trimble Navigation, Ltd.                                 26,764    769,197
*   TriQuint Semiconductor, Inc.                             16,900     98,696
*   TTM Technologies, Inc.                                    5,400     39,042
*   Tyler Technologies, Inc.                                  3,000    189,720
#*  Ultimate Software Group, Inc.                             2,696    260,407
*   Ultra Clean Holdings                                      2,422     15,162
*   Ultratech, Inc.                                           2,900     85,463
*   Unisys Corp.                                              4,732     90,523
    United Online, Inc.                                       9,350     63,580
#*  Unwired Planet, Inc.                                      5,355     10,603
#*  USA Technologies, Inc.                                      346        723
#*  ValueClick, Inc.                                          7,300    225,278
*   Veeco Instruments, Inc.                                   3,900    148,473
#*  VeriFone Systems, Inc.                                   10,903    234,196
*   Verint Systems, Inc.                                      5,243    173,229

                                     1193

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   VeriSign, Inc.                                          16,123 $    742,787
#*  ViaSat, Inc.                                             3,800      184,186
*   Viasystems Group, Inc.                                   1,015       12,911
*   Vicon Industries, Inc.                                     900        3,015
*   Video Display Corp.                                      1,359        4,960
*   Virtusa Corp.                                            2,057       45,686
    Visa, Inc. Class A                                      56,980    9,598,851
*   Vishay Intertechnology, Inc.                            12,724      178,645
*   Vishay Precision Group, Inc.                             1,042       14,932
#*  VistaPrint NV                                            3,805      155,244
*   VMware, Inc. Class A                                     8,242      581,061
#*  Volterra Semiconductor Corp.                             1,558       20,270
    Wayside Technology Group, Inc.                             152        1,822
#*  Web.com Group, Inc.                                      4,205       73,167
*   WebMD Health Corp.                                       4,354      105,149
#*  Websense, Inc.                                           3,634       64,831
*   Westell Technologies, Inc. Class A                       5,426       10,635
    Western Digital Corp.                                   24,098    1,332,137
#   Western Union Co. (The)                                 63,452      939,724
#*  WEX, Inc.                                                3,940      298,573
    Xerox Corp.                                            135,087    1,159,046
    Xilinx, Inc.                                            27,930    1,058,826
*   XO Group, Inc.                                           4,000       45,040
    Xyratex, Ltd.                                            1,982       21,168
*   Yahoo!, Inc.                                           119,439    2,953,726
*   Zebra Technologies Corp. Class A                         5,083      237,122
#*  Zix Corp.                                                3,650       13,724
*   Zygo Corp.                                               1,309       19,583
#*  Zynga, Inc. Class A                                     44,500      141,955
                                                                   ------------
Total Information Technology                                        315,788,596
                                                                   ------------
Materials -- (3.3%)
    A Schulman, Inc.                                         3,119       81,000
*   AEP Industries, Inc.                                       422       32,536
    Air Products & Chemicals, Inc.                          21,926    1,906,685
    Airgas, Inc.                                             7,460      721,009
#   Albemarle Corp.                                          9,203      563,684
#   Alcoa, Inc.                                            115,538      982,073
#   Allegheny Technologies, Inc.                             9,806      264,566
#*  Allied Nevada Gold Corp.                                 9,346      100,002
#*  AM Castle & Co.                                          1,388       24,040
    AMCOL International Corp.                                2,400       73,848
*   American Pacific Corp.                                     300        7,353
    American Vanguard Corp.                                  2,950       85,078
#   Aptargroup, Inc.                                         7,000      392,700
*   Arabian American Development Co.                           613        4,665
    Ashland, Inc.                                            8,407      716,360
    Axiall Corp.                                            11,296      592,475
    Balchem Corp.                                            3,412      147,876
    Ball Corp.                                              15,487      683,286
#   Bemis Co., Inc.                                         11,191      440,366
    Boise, Inc.                                             10,125       80,899

                                     1194

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
    Buckeye Technologies, Inc.                                4,100 $  154,119
    Cabot Corp.                                               6,836    256,760
#*  Calgon Carbon Corp.                                       5,900    100,536
    Carpenter Technology Corp.                                4,601    206,861
#   Celanese Corp. Series A                                  16,930    836,511
*   Century Aluminum Co.                                      4,940     40,310
    CF Industries Holdings, Inc.                              6,823  1,272,558
    Chase Corp.                                               1,300     25,220
*   Chemtura Corp.                                           10,398    221,062
*   Clearwater Paper Corp.                                    2,200    101,244
#   Cliffs Natural Resources, Inc.                           15,500    330,770
*   Coeur d'Alene Mines Corp.                                 9,600    146,304
    Commercial Metals Co.                                    11,043    161,449
#   Compass Minerals International, Inc.                      3,504    303,236
*   Core Molding Technologies, Inc.                             389      3,466
*   Crown Holdings, Inc.                                     15,714    670,674
    Cytec Industries, Inc.                                    4,600    335,156
    Deltic Timber Corp.                                       1,082     67,603
    Domtar Corp.                                              3,743    260,176
    Dow Chemical Co. (The)                                  126,583  4,292,430
    Eagle Materials, Inc.                                     5,119    346,812
#   Eastman Chemical Co.                                     16,276  1,084,795
#   Ecolab, Inc.                                             31,292  2,647,929
#   EI du Pont de Nemours & Co.                              96,061  5,236,285
*   Ferro Corp.                                               7,000     49,280
#*  Flotek Industries, Inc.                                   5,082     81,515
#   FMC Corp.                                                14,500    880,150
#   Freeport-McMoRan Copper & Gold, Inc.                     99,245  3,020,025
    Friedman Industries, Inc.                                   599      5,703
    FutureFuel Corp.                                            700      8,575
#*  General Moly, Inc.                                        4,913      9,138
    Globe Specialty Metals, Inc.                              6,254     81,677
*   Golden Minerals Co.                                       1,450      2,639
*   Graphic Packaging Holding Co.                            15,751    118,448
    Greif, Inc. Class A                                       2,500    120,425
#   Hawkins, Inc.                                               888     33,025
    Haynes International, Inc.                                1,800     87,498
    HB Fuller Co.                                             5,400    204,660
*   Headwaters, Inc.                                          7,000     76,020
    Hecla Mining Co.                                         28,200     95,880
*   Horsehead Holding Corp.                                   3,876     41,473
    Huntsman Corp.                                           21,532    406,094
    Innophos Holdings, Inc.                                   2,500    128,275
    Innospec, Inc.                                            2,100     92,421
#   International Flavors & Fragrances, Inc.                  8,630    666,150
    International Paper Co.                                  43,500  2,043,630
#   Intrepid Potash, Inc.                                     5,600    103,096
    Kaiser Aluminum Corp.                                     1,800    113,400
    KapStone Paper and Packaging Corp.                        3,999    118,290
    KMG Chemicals, Inc.                                       1,500     27,540
    Koppers Holdings, Inc.                                    1,980     86,942
*   Kraton Performance Polymers, Inc.                         3,187     72,377

                                     1195

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Materials -- (Continued)
#   Kronos Worldwide, Inc.                                   2,426 $   42,892
*   Landec Corp.                                             3,992     53,533
*   Louisiana-Pacific Corp.                                 14,700    266,364
*   LSB Industries, Inc.                                     2,000     65,320
    LyondellBasell Industries NV Class A                    32,605  1,979,124
#   Martin Marietta Materials, Inc.                          4,800    484,752
    Materion Corp.                                           1,659     43,947
#*  McEwen Mining, Inc.                                     13,772     32,089
    MeadWestvaco Corp.                                      18,272    630,019
*   Mercer International, Inc.                               3,588     22,569
    Minerals Technologies, Inc.                              3,500    142,205
#*  Molycorp, Inc.                                           5,989     34,976
    Monsanto Co.                                            56,970  6,085,535
    Mosaic Co. (The)                                        29,958  1,845,113
    Myers Industries, Inc.                                   3,889     57,635
    Neenah Paper, Inc.                                       1,500     43,140
#   NewMarket Corp.                                          1,212    325,664
    Newmont Mining Corp.                                    50,732  1,643,717
    Noranda Aluminum Holding Corp.                           2,200      8,382
*   Northern Technologies International Corp.                  300      3,240
    Nucor Corp.                                             32,333  1,410,365
    Olin Corp.                                               8,155    197,106
    Olympic Steel, Inc.                                      1,300     26,000
*   OM Group, Inc.                                           3,037     74,315
*   OMNOVA Solutions, Inc.                                   3,300     22,011
*   Owens-Illinois, Inc.                                    17,100    449,388
    Packaging Corp. of America                              10,700    508,892
*   Penford Corp.                                            1,572     17,292
    PH Glatfelter Co.                                        4,200    100,800
    PolyOne Corp.                                           10,028    225,931
#   PPG Industries, Inc.                                    14,549  2,140,740
    Praxair, Inc.                                           31,446  3,594,278
    Quaker Chemical Corp.                                    1,200     74,064
    Reliance Steel & Aluminum Co.                            8,000    520,560
#*  Resolute Forest Products, Inc.                           2,379     34,805
    Rock Tenn Co. Class A                                    7,427    743,740
    Rockwood Holdings, Inc.                                  7,980    517,822
#   Royal Gold, Inc.                                         6,650    369,607
    RPM International, Inc.                                 13,941    451,688
*   RTI International Metals, Inc.                           3,000     87,060
#   Schnitzer Steel Industries, Inc. Class A                 2,300     56,419
    Schweitzer-Mauduit International, Inc.                   2,986    120,306
#   Scotts Miracle-Gro Co. (The) Class A                     4,409    199,948
    Sealed Air Corp.                                        18,477    408,711
    Sensient Technologies Corp.                              4,721    185,771
#   Sherwin-Williams Co. (The)                               9,200  1,684,612
#   Sigma-Aldrich Corp.                                     12,800  1,007,232
    Silgan Holdings, Inc.                                    5,600    268,072
#   Sonoco Products Co.                                     11,072    387,963
#   Southern Copper Corp.                                   18,041    601,307
    Steel Dynamics, Inc.                                    21,100    317,344
    Stepan Co.                                               1,746     99,417

                                     1196

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                      SHARES    VALUE+
                                                      ------- -----------
Materials -- (Continued)
*     Stillwater Mining Co.                            11,244 $   139,875
*     SunCoke Energy, Inc.                              6,923     104,745
      Synalloy Corp.                                      737      10,384
#*    Texas Industries, Inc.                            1,900     120,992
      Tredegar Corp.                                    2,230      66,008
*     United States Lime & Minerals, Inc.                 353      16,302
#     United States Steel Corp.                        15,300     272,340
*     Universal Stainless & Alloy Products, Inc.          545      19,053
#     US Silica Holdings, Inc.                          1,229      25,108
      Valspar Corp. (The)                               9,100     580,762
      Vulcan Materials Co.                             13,048     650,834
#     Walter Energy, Inc.                               6,000     107,520
      Wausau Paper Corp.                                5,215      53,089
      Westlake Chemical Corp.                           2,630     218,658
      Worthington Industries, Inc.                      5,620     180,852
*     WR Grace & Co.                                    7,800     601,458
      Zep, Inc.                                         2,526      38,395
*     Zoltek Cos., Inc.                                 2,537      33,514
                                                              -----------
Total Materials                                                69,730,784
                                                              -----------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares        100          --
(o)*  Gerber Scientific, Inc. Escrow Shares             2,901          --
(o)*  Petrocorp, Inc. Escrow Shares                       100           6
(o)*  Price Communications Liquidation Trust            3,605          --
                                                              -----------
Total Other                                                             6
                                                              -----------
Telecommunication Services -- (2.3%)
#     Alaska Communications Systems Group, Inc.         1,400       2,268
#     AT&T, Inc.                                      581,561  21,785,275
      Atlantic Tele-Network, Inc.                       1,149      58,335
#*    Boingo Wireless, Inc.                             1,200       7,476
*     Cbeyond, Inc.                                     2,962      26,006
#     CenturyLink, Inc.                                63,542   2,387,273
*     Cincinnati Bell, Inc.                            21,600      76,032
      Consolidated Communications Holdings, Inc.        4,233      78,014
#*    Crown Castle International Corp.                 31,300   2,410,100
#     Frontier Communications Corp.                   103,738     431,550
*     General Communication, Inc. Class A               3,550      34,471
      HickoryTech Corp.                                 2,100      21,588
#     IDT Corp. Class B                                 1,800      26,622
#*    Iridium Communications, Inc.                      4,218      28,303
#*    Leap Wireless International, Inc.                 7,025      40,183
#*    Level 3 Communications, Inc.                     15,603     314,088
      Lumos Networks Corp.                              2,000      26,980
*     MetroPCS Communications, Inc.                    26,297     311,357
      Neutral Tandem, Inc.                              2,700       8,046
#*    NII Holdings, Inc.                               17,652     153,572
#     NTELOS Holdings Corp.                             2,000      29,440
*     ORBCOMM, Inc.                                     1,021       4,829
*     Premiere Global Services, Inc.                    5,500      61,765
      Primus Telecommunications Group, Inc.               900      11,313

                                     1197

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Telecommunication Services -- (Continued)
#*  SBA Communications Corp. Class A                         13,600 $ 1,074,264
    Shenandoah Telecommunications Co.                         1,830      29,994
#*  Sprint Nextel Corp.                                     322,019   2,270,234
    Telephone & Data Systems, Inc.                            9,517     213,562
*   tw telecom, Inc.                                         16,100     435,988
*   United States Cellular Corp.                              1,000      38,440
    USA Mobility, Inc.                                        2,839      38,525
#   Verizon Communications, Inc.                            306,241  16,509,452
*   Vonage Holdings Corp.                                     3,236       9,870
#   Windstream Corp.                                         56,570     481,976
                                                                    -----------
Total Telecommunication Services                                     49,437,191
                                                                    -----------
Utilities -- (3.2%)
    AES Corp.                                                66,393     920,207
#   AGL Resources, Inc.                                      12,934     567,156
    ALLETE, Inc.                                              3,700     189,995
    Alliant Energy Corp.                                     11,900     636,769
    Ameren Corp.                                             25,900     938,875
    American Electric Power Co., Inc.                        50,000   2,571,500
    American States Water Co.                                 2,200     122,056
    American Water Works Co., Inc.                           19,300     808,284
#   Aqua America, Inc.                                       15,467     490,768
    Artesian Resources Corp. Class A                            471      11,101
#   Atmos Energy Corp.                                       10,030     445,031
    Avista Corp.                                              6,063     170,067
#   Black Hills Corp.                                         4,500     211,005
    California Water Service Group                            4,600      92,230
*   Calpine Corp.                                            34,897     758,312
    CenterPoint Energy, Inc.                                 42,700   1,053,836
    CH Energy Group, Inc.                                     1,800     116,946
    Chesapeake Utilities Corp.                                1,000      53,360
    Cleco Corp.                                               6,582     325,941
#   CMS Energy Corp.                                         28,852     863,829
    Connecticut Water Service, Inc.                           1,422      40,498
#   Consolidated Edison, Inc.                                29,498   1,877,548
    Consolidated Water Co., Ltd.                                777       7,747
    Delta Natural Gas Co., Inc.                                 720      15,610
    Dominion Resources, Inc.                                 60,284   3,718,317
    DTE Energy Co.                                           18,500   1,348,280
    Duke Energy Corp.                                        74,638   5,612,778
*   Dynegy, Inc.                                              9,335     230,668
    Edison International                                     31,711   1,706,052
    El Paso Electric Co.                                      4,200     157,332
    Empire District Electric Co. (The)                        4,470     103,123
#   Entergy Corp.                                            19,100   1,360,493
#   Exelon Corp.                                             87,191   3,270,534
#   FirstEnergy Corp.                                        43,020   2,004,732
#   Gas Natural, Inc.                                           850       8,780
    Genie Energy, Ltd. Class B                                1,800      19,404
    Great Plains Energy, Inc.                                17,100     412,623
#   Hawaiian Electric Industries, Inc.                       10,300     291,490
    IDACORP, Inc.                                             5,551     273,165

                                     1198

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Utilities -- (Continued)
#   Integrys Energy Group, Inc.                              8,040 $  494,942
#   ITC Holdings Corp.                                       5,700    525,654
#   Laclede Group, Inc. (The)                                2,300    107,433
#   MDU Resources Group, Inc.                               19,689    491,240
    MGE Energy, Inc.                                         2,526    141,077
    Middlesex Water Co.                                      1,620     31,768
#   National Fuel Gas Co.                                    7,172    449,828
#   New Jersey Resources Corp.                               4,454    210,229
    NextEra Energy, Inc.                                    42,296  3,469,541
#   NiSource, Inc.                                          32,315    993,040
    Northeast Utilities                                     34,110  1,546,206
#   Northwest Natural Gas Co.                                2,797    124,383
    NorthWestern Corp.                                       3,938    169,413
    NRG Energy, Inc.                                        35,895  1,000,394
    NV Energy, Inc.                                         25,600    553,728
#   OGE Energy Corp.                                        10,800    782,244
#   ONEOK, Inc.                                             21,000  1,078,560
    Ormat Technologies, Inc.                                 1,700     36,958
#   Otter Tail Corp.                                         3,400    106,080
#   Pepco Holdings, Inc.                                    24,900    562,740
    PG&E Corp.                                              44,486  2,154,902
    Piedmont Natural Gas Co., Inc.                           7,900    271,997
#   Pinnacle West Capital Corp.                             11,815    719,533
    PNM Resources, Inc.                                      8,650    207,686
    Portland General Electric Co.                            8,207    264,676
    PPL Corp.                                               59,728  1,993,721
#   Public Service Enterprise Group, Inc.                   49,741  1,821,018
#   Questar Corp.                                           19,300    490,027
    RGC Resources, Inc.                                        200      3,998
#   SCANA Corp.                                             13,403    726,443
    Sempra Energy                                           23,630  1,957,745
    SJW Corp.                                                2,210     56,046
#   South Jersey Industries, Inc.                            3,300    203,610
#   Southern Co. (The)                                      91,855  4,430,167
    Southwest Gas Corp.                                      5,119    259,380
*   Synthesis Energy Systems, Inc.                           2,352      2,540
#   TECO Energy, Inc.                                       22,655    433,390
    UGI Corp.                                               12,034    493,153
#   UIL Holdings Corp.                                       5,631    234,475
    Unitil Corp.                                             1,200     36,372
    UNS Energy Corp.                                         4,395    223,969
#   Vectren Corp.                                            9,040    339,542
#   Westar Energy, Inc.                                     14,053    491,293
    WGL Holdings, Inc.                                       5,799    268,030
#   Wisconsin Energy Corp.                                  24,300  1,092,042
    Xcel Energy, Inc.                                       49,760  1,581,870

                                     1199

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                 SHARES        VALUE+
                                                ---------- --------------
Utilities -- (Continued)
#      York Water Co.                                  900 $       16,875
                                                           --------------
Total Utilities                                                67,456,400
                                                           --------------
TOTAL COMMON STOCKS                                         1,776,176,432
                                                           --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   CVR Energy, Inc. Contingent Value Rights      8,807             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                1,310          2,620
(o)*   United Community Financial Corp. Rights         563             43
(o)*   Wright Medical Group, Inc. Contingent
         Value Rights                                  495          1,287
                                                           --------------
TOTAL RIGHTS/WARRANTS                                               3,950
                                                           --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional Liquid
         Reserves                                6,943,118      6,943,118
                                                           --------------

                                                 SHARES/
                                                  FACE
                                                 AMOUNT
                                                  (000)
                                                ----------
SECURITIES LENDING COLLATERAL -- (15.4%)
(S)@   DFA Short Term Investment Fund           28,051,658    324,557,688
                                                           --------------
TOTAL INVESTMENTS -- (100.0%) (Cost
  $1,338,761,445)                                          $2,107,681,188
                                                           ==============

                                     1200

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (88.3%)

Consumer Discretionary -- (16.0%)
*   1-800-Flowers.com, Inc. Class A                         153,253 $   908,790
    Aaron's, Inc.                                            15,978     458,728
    AH Belo Corp. Class A                                   100,654     583,793
*   ALCO Stores, Inc.                                        10,636      78,706
    Ambassadors Group, Inc.                                   1,110       3,719
    Amcon Distributing Co.                                      388      27,606
#*  America's Car-Mart, Inc.                                 44,364   2,052,722
#   American Greetings Corp. Class A                        130,517   2,406,733
*   Arctic Cat, Inc.                                         29,675   1,335,078
    Ark Restaurants Corp.                                    11,046     240,582
*   Asbury Automotive Group, Inc.                            18,200     729,638
*   Ascent Capital Group, Inc. Class A                       37,699   2,506,607
*   Ballantyne Strong, Inc.                                  85,890     385,646
#*  Barnes & Noble, Inc.                                    197,235   3,575,871
#   Bassett Furniture Industries, Inc.                       44,555     625,107
    Beasley Broadcasting Group, Inc. Class A                 42,442     277,146
#*  Beazer Homes USA, Inc.                                   82,855   1,338,937
#   bebe stores, Inc.                                       136,701     773,728
    Belo Corp. Class A                                      179,481   1,924,036
    Big 5 Sporting Goods Corp.                               17,124     287,683
#*  Biglari Holdings, Inc.                                    6,120   2,370,154
    Bob Evans Farms, Inc.                                   102,827   4,456,522
    Bon-Ton Stores, Inc. (The)                               33,866     519,504
#*  Books-A-Million, Inc.                                    89,105     231,673
#   Bowl America, Inc. Class A                               11,489     146,370
#*  Boyd Gaming Corp.                                       179,677   2,156,124
*   Bridgepoint Education, Inc.                               3,300      35,574
#   Brown Shoe Co., Inc.                                    191,145   3,232,262
*   Build-A-Bear Workshop, Inc.                              93,796     475,546
#*  Cabela's, Inc.                                          228,775  14,687,355
#*  Cache, Inc.                                              86,803     331,587
#   Callaway Golf Co.                                       354,412   2,374,560
*   Cambium Learning Group, Inc.                             57,897      56,160
    Canterbury Park Holding Corp.                             7,625      89,594
#*  Career Education Corp.                                      700       1,533
#   Carriage Services, Inc.                                 171,821   3,005,149
#*  Carrols Restaurant Group, Inc.                           59,625     283,219
#*  Cavco Industries, Inc.                                   22,377   1,020,839
#*  Central European Media Enterprises, Ltd. Class A          3,927      14,530
*   Charles & Colvard, Ltd.                                  36,436     141,736
*   Christopher & Banks Corp.                               129,208     897,996
    Churchill Downs, Inc.                                    56,570   4,325,342
*   Citi Trends, Inc.                                         1,389      16,349
#*  Clear Channel Outdoor Holdings, Inc. Class A             69,077     499,427
*   Coast Distribution System (The)                          18,627      50,293
*   Cobra Electronics Corp.                                  19,854      60,952
#*  Coldwater Creek, Inc.                                    17,871      63,799
#*  Conn's, Inc.                                            159,725   6,917,690
    Core-Mark Holding Co., Inc.                              59,460   3,094,298
#*  Corinthian Colleges, Inc.                               322,077     644,154
    CSS Industries, Inc.                                     44,401   1,272,533

                                     1201

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Culp, Inc.                                               36,886 $   599,029
#*  Cumulus Media, Inc. Class A                              22,918      73,108
    Dana Holding Corp.                                      145,532   2,510,427
*   dELiA*s, Inc.                                            47,628      31,415
*   Delta Apparel, Inc.                                      17,375     232,477
#*  Destination XL Group, Inc.                               70,597     351,573
#   DeVry, Inc.                                              34,223     958,586
#*  Digital Generation, Inc.                                 12,693      85,043
    Dillard's, Inc. Class A                                 350,067  28,849,021
    DineEquity, Inc.                                         59,800   4,260,152
*   Dixie Group, Inc. (The)                                 107,293     641,612
#   Dorman Products, Inc.                                   146,076   5,512,908
    Dover Downs Gaming & Entertainment, Inc.                 16,136      29,690
    Dover Motorsports, Inc.                                 109,057     227,929
#   DR Horton, Inc.                                          25,384     662,015
#*  DreamWorks Animation SKG, Inc. Class A                  162,850   3,139,748
    Drew Industries, Inc.                                       245       8,845
#*  Education Management Corp.                               36,822     208,781
    Educational Development Corp.                             2,276       8,057
#*  Emerson Radio Corp.                                     234,338     374,941
#*  Entercom Communications Corp. Class A                    26,220     207,400
    Escalade, Inc.                                           24,227     139,063
*   EW Scripps Co. Class A                                  235,669   3,273,442
#*  Exide Technologies                                      148,865     126,104
#*  FAB Universal Corp.                                       5,037      22,314
#*  Famous Dave's Of America, Inc.                              479       5,293
#*  Federal-Mogul Corp.                                     143,350   1,072,258
#   Finish Line, Inc. (The) Class A                          42,513     824,327
#   Fisher Communications, Inc.                              37,668   1,560,209
#*  Flanigan's Enterprises, Inc.                              5,016      38,523
    Flexsteel Industries, Inc.                               26,545     546,562
#   Foot Locker, Inc.                                       248,347   8,659,860
    Fred's, Inc. Class A                                    199,160   2,834,047
    Frisch's Restaurants, Inc.                               23,920     390,374
#*  Fuel Systems Solutions, Inc.                             20,405     320,563
*   Full House Resorts, Inc.                                 57,269     158,062
#*  Furniture Brands International, Inc.                    170,137     187,151
#*  G-III Apparel Group, Ltd.                                65,443   2,660,912
*   Gaiam, Inc. Class A                                      47,824     209,947
#   GameStop Corp. Class A                                  431,501  15,059,385
#   Gaming Partners International Corp.                         100         864
#   Gannett Co., Inc.                                       412,001   8,305,940
*   Genesco, Inc.                                            88,059   5,420,031
*   Gray Television, Inc.                                   175,049   1,111,561
*   Gray Television, Inc. Class A                             2,809      16,489
#   Group 1 Automotive, Inc.                                126,434   7,646,728
*   Hallwood Group, Inc. (The)                                7,822      62,380
#   Harte-Hanks, Inc.                                       125,898     998,371
    Hastings Entertainment, Inc.                             65,844     166,256
    Haverty Furniture Cos., Inc.                            110,114   2,618,511
    Haverty Furniture Cos., Inc. Class A                        700      16,590
*   Helen of Troy, Ltd.                                     136,528   4,762,097

                                     1202

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  hhgregg, Inc.                                            59,528 $   804,223
#*  Hollywood Media Corp.                                    63,704      87,912
#   Hooker Furniture Corp.                                   55,054     951,884
    Hot Topic, Inc.                                         177,424   2,475,065
#*  Iconix Brand Group, Inc.                                357,800  10,250,970
#   International Speedway Corp. Class A                    130,472   4,288,615
#*  Isle of Capri Casinos, Inc.                             172,685   1,322,767
#   JAKKS Pacific, Inc.                                     141,049   1,538,845
*   Jarden Corp.                                             31,950   1,438,069
*   Johnson Outdoors, Inc. Class A                          101,246   2,375,231
#   Jones Group, Inc. (The)                                 358,847   5,023,858
*   Journal Communications, Inc. Class A                    247,681   1,686,708
*   K-Swiss, Inc. Class A                                    68,559     324,970
#*  K12, Inc.                                                 3,021      76,945
#   KB Home                                                  55,554   1,252,187
*   Kid Brands, Inc.                                         67,945      76,778
*   Kirkland's, Inc.                                         53,915     650,215
*   Kona Grill, Inc.                                          1,474      14,371
#   Koss Corp.                                                  710       3,472
#   La-Z-Boy, Inc.                                          233,867   4,223,638
#*  Lakeland Industries, Inc.                                34,327     136,965
#*  LeapFrog Enterprises, Inc.                               26,371     235,757
#   Lennar Corp. Class A                                    325,800  13,429,476
#   Lennar Corp. Class B                                     66,537   2,169,772
#*  Life Time Fitness, Inc.                                  16,853     778,272
    Lifetime Brands, Inc.                                    63,921     862,933
#   Lincoln Educational Services Corp.                        2,664      14,838
#   Lithia Motors, Inc. Class A                             129,782   6,426,805
#*  Live Nation Entertainment, Inc.                         433,828   5,479,248
    Loral Space & Communications, Inc.                       49,041   3,017,002
#*  Luby's, Inc.                                            151,536   1,031,960
*   M/I Homes, Inc.                                          95,252   2,343,199
    Mac-Gray Corp.                                           92,718   1,200,698
*   Madison Square Garden Co. (The) Class A                  69,139   4,167,008
    Marcus Corp.                                            108,304   1,390,623
*   MarineMax, Inc.                                         127,066   1,472,695
*   Marriott Vacations Worldwide Corp.                       33,027   1,502,068
#*  Martha Stewart Living Omnimedia Class A                   8,504      21,005
#*  McClatchy Co. (The) Class A                             305,317     705,282
#   MDC Holdings, Inc.                                       87,426   3,287,218
*   Media General, Inc. Class A                              96,566     791,841
    Men's Wearhouse, Inc. (The)                             227,401   7,617,933
#   Meredith Corp.                                           11,852     460,095
#*  Meritage Homes Corp.                                     73,345   3,578,503
#*  Modine Manufacturing Co.                                140,222   1,281,629
*   Mohawk Industries, Inc.                                 190,548  21,127,962
*   Monarch Casino & Resort, Inc.                             6,280      80,824
#*  Motorcar Parts of America, Inc.                          56,988     340,788
    Movado Group, Inc.                                      105,959   3,204,200
#*  MTR Gaming Group, Inc.                                   97,351     335,861
*   Multimedia Games Holding Co., Inc.                       74,184   1,829,377
    NACCO Industries, Inc. Class A                           25,447   1,476,435

                                     1203

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#*  Nathan's Famous, Inc.                                     9,601 $  428,685
*   Nautilus, Inc.                                           32,258    221,935
*   Navarre Corp.                                               300        732
*   New York & Co., Inc.                                    121,740    542,960
*   Office Depot, Inc.                                      587,914  2,269,348
    OfficeMax, Inc.                                         301,230  3,467,157
#*  Orbitz Worldwide, Inc.                                    2,018     12,068
*   Orient-Express Hotels, Ltd. Class A                     447,582  4,520,578
#   Outdoor Channel Holdings, Inc.                          127,101  1,112,134
#*  P&F Industries, Inc. Class A                              2,025     15,208
#*  Pacific Sunwear of California, Inc.                     284,074    781,203
    Penske Automotive Group, Inc.                           236,131  7,301,171
*   Pep Boys-Manny Moe & Jack (The)                         186,824  2,167,158
#*  Perfumania Holdings, Inc.                                27,270    169,892
    Perry Ellis International, Inc.                          84,114  1,477,883
*   Pinnacle Entertainment, Inc.                            190,559  3,632,055
*   Point.360                                                 7,043      7,325
#*  PulteGroup, Inc.                                        210,488  4,418,143
#   PVH Corp.                                                43,120  4,976,479
#*  Quiksilver, Inc.                                        406,028  2,732,568
#*  Radio One, Inc. Class D                                  50,923     77,912
#   RadioShack Corp.                                         35,510    112,567
*   Reading International, Inc. Class B                       6,238     43,853
#*  Red Lion Hotels Corp.                                    96,956    633,123
*   Red Robin Gourmet Burgers, Inc.                          79,845  3,862,103
#   Regis Corp.                                             257,677  4,831,444
#   Rent-A-Center, Inc.                                     217,582  7,600,139
#   RG Barry Corp.                                           10,660    147,001
*   Rick's Cabaret International, Inc.                       49,664    419,164
*   Rocky Brands, Inc.                                       37,738    558,522
#   Royal Caribbean Cruises, Ltd.                            59,707  2,181,097
#*  Ruby Tuesday, Inc.                                      259,888  2,505,320
    Saga Communications, Inc. Class A                        34,254  1,577,054
#*  Saks, Inc.                                              658,104  7,601,101
    Salem Communications Corp. Class A                       55,646    510,830
#   Scholastic Corp.                                        140,916  3,868,144
#   Service Corp. International/US                          492,809  8,318,616
    Shiloh Industries, Inc.                                 200,500  1,974,925
#   Shoe Carnival, Inc.                                     119,379  2,486,665
*   Skechers U.S.A., Inc. Class A                           185,214  3,848,747
*   Skyline Corp.                                            29,726    134,659
    Sonic Automotive, Inc. Class A                            1,600     35,184
*   Spanish Broadcasting System, Inc. Class A                 4,503     13,599
    Spartan Motors, Inc.                                    167,974    893,622
    Speedway Motorsports, Inc.                              203,050  3,660,991
#*  Sport Chalet, Inc. Class A                              132,485    182,829
*   Sport Chalet, Inc. Class B                                4,760      7,188
#   Stage Stores, Inc.                                      159,243  4,409,439
    Standard Motor Products, Inc.                           123,563  3,785,970
#*  Standard Pacific Corp.                                  174,977  1,583,542
*   Stanley Furniture Co., Inc.                              57,224    226,035
    Stein Mart, Inc.                                        124,540    985,111

                                     1204

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Discretionary -- (Continued)
*   Steinway Musical Instruments, Inc.                      60,208 $  1,501,588
#   Stewart Enterprises, Inc. Class A                      381,637    3,400,386
*   Stoneridge, Inc.                                        15,861      120,068
#   Strattec Security Corp.                                 16,028      584,541
    Superior Industries International, Inc.                143,662    2,637,634
    Superior Uniform Group, Inc.                            39,336      457,084
    Systemax, Inc.                                         246,135    2,254,597
*   Tandy Brands Accessories, Inc.                          56,879       29,008
*   Tandy Leather Factory, Inc.                             18,463      131,087
#*  Toll Brothers, Inc.                                    236,222    8,104,777
    Trans World Entertainment Corp.                         62,666      269,464
#*  Trinity Place Holdings, Inc.                            41,995      228,873
*   Tuesday Morning Corp.                                  189,888    1,539,992
*   Unifi, Inc.                                             94,137    1,835,671
*   Universal Electronics, Inc.                             22,940      527,161
#   Vail Resorts, Inc.                                      34,600    2,086,380
#*  Valuevision Media, Inc. Class A                         43,800      188,340
*   VOXX International Corp.                               116,682    1,111,979
#   Washington Post Co. (The) Class B                       12,128    5,376,828
#*  Wells-Gardner Electronics Corp.                         35,937       76,186
#   Wendy's Co. (The)                                    1,383,503    7,872,132
*   West Marine, Inc.                                      121,225    1,434,092
#*  Wet Seal, Inc. (The) Class A                           219,103      714,276
    Weyco Group, Inc.                                       11,436      274,464
#   Whirlpool Corp.                                         89,628   10,242,688
#*  WMS Industries, Inc.                                   119,815    3,040,905
    Wyndham Worldwide Corp.                                 76,460    4,593,717
#*  Zale Corp.                                              43,795      194,450
                                                                   ------------
Total Consumer Discretionary                                        493,005,192
                                                                   ------------
Consumer Staples -- (3.9%)
#   Alico, Inc.                                              3,639      152,147
#*  Alliance One International, Inc.                       434,144    1,628,040
    Andersons, Inc. (The)                                   84,004    4,579,898
#*  Boulder Brands, Inc.                                   264,860    2,386,389
    Bridgford Foods Corp.                                    2,376       19,186
#   Cal-Maine Foods, Inc.                                    2,794      119,248
    CCA Industries, Inc.                                     9,592       37,217
*   Central Garden and Pet Co.                              69,666      609,577
*   Central Garden and Pet Co. Class A                     182,531    1,606,273
#*  Chiquita Brands International, Inc.                    238,326    2,056,753
    Coca-Cola Bottling Co. Consolidated                      5,764      354,486
*   Constellation Brands, Inc. Class A                     317,371   15,662,259
*   Constellation Brands, Inc. Class B                       1,286       62,963
*   Craft Brew Alliance, Inc.                               91,153      685,471
#*  Darling International, Inc.                             15,200      281,352
#*  Dole Food Co., Inc.                                    251,302    2,704,009
#*  Elizabeth Arden, Inc.                                   22,206      909,336
#*  Farmer Bros Co.                                         65,487      992,128
    Fresh Del Monte Produce, Inc.                          253,809    6,449,287
    Golden Enterprises, Inc.                                27,634       95,614
    Griffin Land & Nurseries, Inc.                           9,784      292,052

                                     1205

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
#*  Hain Celestial Group, Inc. (The)                       151,530 $  9,887,332
    Hillshire Brands Co.                                    73,485    2,638,846
    Ingles Markets, Inc. Class A                            64,005    1,364,587
    Inter Parfums, Inc.                                     10,013      290,077
#   J&J Snack Foods Corp.                                      800       60,016
#   John B Sanfilippo & Son, Inc.                           48,275    1,012,809
*   Mannatech, Inc.                                          8,479       63,169
    MGP Ingredients, Inc.                                   75,349      369,210
    Nash Finch Co.                                          95,436    1,961,210
*   Natural Alternatives International, Inc.                 9,338       41,461
    Nutraceutical International Corp.                       63,623    1,175,117
    Oil-Dri Corp. of America                                28,763      791,270
*   Omega Protein Corp.                                    140,627    1,309,237
    Orchids Paper Products Co.                              18,299      420,877
#*  Overhill Farms, Inc.                                     1,470        5,880
*   Pantry, Inc. (The)                                     122,755    1,793,451
*   Pilgrim's Pride Corp.                                    9,043       88,531
*   Post Holdings, Inc.                                    124,496    5,451,680
*   Prestige Brands Holdings, Inc.                         268,318    7,231,170
    Reliv International, Inc.                                1,105        1,403
    Sanderson Farms, Inc.                                    2,900      177,654
    Seaboard Corp.                                           2,639    7,246,641
*   Seneca Foods Corp. Class A                              30,926    1,007,878
*   Seneca Foods Corp. Class B                               1,786       57,920
*   Smithfield Foods, Inc.                                 404,799   10,362,854
    Snyders-Lance, Inc.                                     15,500      390,290
    Spartan Stores, Inc.                                   116,340    1,952,185
#   Spectrum Brands Holdings, Inc.                          81,722    4,576,432
#*  Susser Holdings Corp.                                   95,254    5,064,655
*   TreeHouse Foods, Inc.                                   43,032    2,741,569
#   Universal Corp.                                        111,393    6,410,667
    Village Super Market, Inc. Class A                      16,501      580,835
#   Weis Markets, Inc.                                      47,530    1,988,180
                                                                   ------------
Total Consumer Staples                                              120,198,778
                                                                   ------------
Energy -- (7.4%)
#   Adams Resources & Energy, Inc.                          24,037    1,194,399
#   Alon USA Energy, Inc.                                  135,752    2,253,483
#*  Approach Resources, Inc.                                83,382    1,977,821
#   Arch Coal, Inc.                                         35,400      171,690
*   Barnwell Industries, Inc.                               24,887       77,150
#*  Basic Energy Services, Inc.                            140,833    1,933,637
    Berry Petroleum Co. Class A                             47,091    2,256,130
#*  Bill Barrett Corp.                                     162,823    3,233,665
#*  BioFuel Energy Corp.                                       178          768
    Bolt Technology Corp.                                   27,244      435,904
#*  BPZ Resources, Inc.                                    198,307      424,377
#   Bristow Group, Inc.                                    174,043   10,999,518
#*  Cal Dive International, Inc.                           231,718      386,969
*   Callon Petroleum Co.                                    81,106      290,359
*   Clayton Williams Energy, Inc.                            3,200      123,520
*   Cloud Peak Energy, Inc.                                 82,172    1,605,641

                                     1206

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Comstock Resources, Inc.                                129,939 $ 2,034,845
#   Contango Oil & Gas Co.                                    4,000     150,480
*   Crimson Exploration, Inc.                               116,166     356,630
    Crosstex Energy, Inc.                                   137,887   2,538,500
*   Dawson Geophysical Co.                                   44,858   1,378,935
    Delek US Holdings, Inc.                                 143,966   5,195,733
#   DHT Holdings, Inc.                                        9,944      42,759
*   Double Eagle Petroleum Co.                               56,385     280,233
#*  Endeavour International Corp.                            67,412     184,709
*   ENGlobal Corp.                                           13,721       5,351
*   EPL Oil & Gas, Inc.                                     152,581   4,984,821
#*  Era Group, Inc.                                          69,842   1,595,890
*   Exterran Holdings, Inc.                                 268,073   7,082,489
#*  Forbes Energy Services, Ltd.                              2,238       8,437
#*  Global Geophysical Services, Inc.                       112,499     409,496
#*  Green Plains Renewable Energy, Inc.                     135,748   1,698,207
#   Gulf Island Fabrication, Inc.                            68,910   1,416,790
#   Gulfmark Offshore, Inc. Class A                         113,734   4,733,609
#*  Halcon Resources Corp.                                   27,367     178,980
*   Harvest Natural Resources, Inc.                         197,639     648,256
#*  Heckmann Corp.                                          167,433     617,828
*   Helix Energy Solutions Group, Inc.                      562,740  12,965,530
*   Hercules Offshore, Inc.                                 650,009   4,790,566
*   HKN, Inc.                                                 1,581     140,907
#   HollyFrontier Corp.                                     209,593  10,364,374
#*  Hornbeck Offshore Services, Inc.                        164,640   7,395,629
#*  James River Coal Co.                                     45,725      75,446
*   Key Energy Services, Inc.                               121,025     718,888
#   Knightsbridge Tankers, Ltd.                               2,109      14,447
#*  Lucas Energy, Inc.                                       30,850      39,796
#*  Magnum Hunter Resources Corp.                            39,601     107,715
*   Matrix Service Co.                                       52,083     782,807
*   Mexco Energy Corp.                                        7,515      44,151
#*  Miller Energy Resources, Inc.                            14,965      56,867
*   Mitcham Industries, Inc.                                 60,906     904,454
    Nabors Industries, Ltd.                                  63,797     943,558
*   Natural Gas Services Group, Inc.                         68,721   1,387,477
#*  Newpark Resources, Inc.                                 389,467   4,089,403
*   Overseas Shipholding Group, Inc.                          5,455      18,111
*   Parker Drilling Co.                                     568,699   2,343,040
#   Patterson-UTI Energy, Inc.                              473,266   9,981,180
#*  PDC Energy, Inc.                                        106,340   4,604,522
#   Penn Virginia Corp.                                      85,634     345,105
*   PHI, Inc. (69336T106)                                       542      14,940
*   PHI, Inc. (69336T205)                                    96,042   2,667,086
*   Pioneer Energy Services Corp.                           278,538   1,963,693
*   Plains Exploration & Production Co.                     372,716  16,846,763
*   Renewable Energy Group, Inc.                              5,998      58,960
*   REX American Resources Corp.                            105,778   1,976,991
#*  Rex Energy Corp.                                         80,200   1,288,814
*   Rowan Cos. P.L.C. Class A                               328,885  10,698,629
    SEACOR Holdings, Inc.                                    69,842   5,036,307

                                     1207

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
*   SemGroup Corp. Class A                                  23,770 $  1,232,474
#   Ship Finance International, Ltd.                        38,083      627,608
    SM Energy Co.                                           12,542      765,062
*   Superior Energy Services, Inc.                          89,277    2,463,152
#*  Swift Energy Co.                                       167,159    2,163,037
*   Synergy Resources Corp.                                    982        6,628
    Teekay Corp.                                           156,368    5,566,701
*   Tesco Corp.                                             32,863      400,929
    Tesoro Corp.                                           419,582   22,405,679
*   TETRA Technologies, Inc.                               122,286    1,116,471
    TGC Industries, Inc.                                    13,137      116,521
#   Tidewater, Inc.                                        146,594    7,688,855
#*  Triangle Petroleum Corp.                               102,199      561,073
*   Unit Corp.                                             103,566    4,352,879
#*  USEC, Inc.                                             606,905      194,210
#*  Vaalco Energy, Inc.                                    109,363      734,919
*   Warren Resources, Inc.                                 120,928      318,041
#   Western Refining, Inc.                                 378,467   11,698,415
*   Willbros Group, Inc.                                   199,520    1,895,440
                                                                   ------------
Total Energy                                                        229,882,259
                                                                   ------------
Financials -- (23.1%)
*.. 1st Constitution Bancorp                                   785        6,869
    1st Source Corp.                                       209,862    4,938,053
    1st United Bancorp Inc/Boca Raton                       27,050      179,342
#.. Access National Corp.                                   11,256      141,488
*.. Alexander & Baldwin, Inc.                              199,071    6,780,358
    Alliance Bancorp, Inc. of Pennsylvania                   2,169       29,477
    Allied World Assurance Co. Holdings AG                 155,508   14,121,682
    Alterra Capital Holdings, Ltd.                         192,947    6,280,425
    Ameriana Bancorp                                           645        6,063
*.. American Capital, Ltd.                               1,164,025   17,611,698
#.. American Equity Investment Life Holding Co.            318,969    4,861,088
    American Financial Group, Inc.                         370,385   17,878,484
*.. American Independence Corp.                             23,061      182,182
#.. American National Bankshares, Inc.                      15,485      336,489
    American National Insurance Co.                         41,906    3,940,421
#*. American River Bankshares                                7,628       59,498
*.. American Safety Insurance Holdings, Ltd.                57,879    1,393,726
*.. Ameris Bancorp                                          69,161      959,263
    AMERISAFE, Inc.                                         92,970    3,036,400
*.. AmeriServ Financial, Inc.                              182,092      553,560
#*. Arch Capital Group, Ltd.                                 9,859      523,119
    Argo Group International Holdings, Ltd.                142,016    5,886,563
#.. Arrow Financial Corp.                                    1,110       26,851
#.. Aspen Insurance Holdings, Ltd.                         254,728    9,728,062
*.. Asset Acceptance Capital Corp.                          52,690      340,904
#.. Associated Banc-Corp                                   328,656    4,689,921
    Assurant, Inc.                                         331,133   15,742,063
    Assured Guaranty, Ltd.                                 443,343    9,146,166
#.. Asta Funding, Inc.                                      54,947      515,952
    Astoria Financial Corp.                                237,719    2,279,725

                                     1208

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Atlantic American Corp.                                   6,923 $    24,646
*   Atlantic Coast Financial Corp.                            3,526      17,559
#*  Atlanticus Holdings Corp.                                57,981     214,530
#   Auburn National BanCorp., Inc.                              513      11,389
#*  AV Homes, Inc.                                           53,958     696,598
    Axis Capital Holdings, Ltd.                             288,525  12,876,871
    Baldwin & Lyons, Inc. Class A                               276       6,500
    Baldwin & Lyons, Inc. Class B                            58,678   1,425,875
#   Bancfirst Corp.                                             700      29,288
    Bancorp of New Jersey, Inc.                                 541       7,060
*   Bancorp, Inc.                                            66,870     869,310
#   BancorpSouth, Inc.                                      108,640   1,738,240
    Bank Mutual Corp.                                       214,914   1,113,255
    Bank of Commerce Holdings                                   300       1,518
    Bank of Kentucky Financial Corp.                          8,736     229,058
    BankFinancial Corp.                                     120,428     950,177
#   Banner Corp.                                             33,096   1,081,246
    Bar Harbor Bankshares                                    13,518     486,648
    BBCN Bancorp, Inc.                                      183,485   2,363,287
*   BBX Capital Corp. Class A                                 1,200      14,400
#   BCB Bancorp, Inc.                                         9,368      95,366
*   BCSB Bancorp, Inc.                                          891      14,840
*   Beneficial Mutual Bancorp, Inc.                           7,187      61,449
#   Berkshire Bancorp, Inc.                                   2,534      21,868
    Berkshire Hills Bancorp, Inc.                           124,820   3,227,845
#*  BofI Holding, Inc.                                       56,878   2,319,485
    Boston Private Financial Holdings, Inc.                 246,430   2,375,585
    Bridge Bancorp, Inc.                                      1,726      34,848
*   Bridge Capital Holdings                                  12,594     183,621
    Brookline Bancorp, Inc.                                 191,816   1,611,254
#   Bryn Mawr Bank Corp.                                     10,375     241,011
    C&F Financial Corp.                                       2,022      81,284
    Calamos Asset Management, Inc. Class A                   22,569     256,158
    California First National Bancorp                        17,918     285,255
*   Camco Financial Corp.                                    16,833      60,094
#   Camden National Corp.                                    24,991     834,450
#   Cape Bancorp, Inc.                                        1,782      16,056
*   Capital City Bank Group, Inc.                            37,417     467,713
    Capital Southwest Corp.                                  24,883   2,928,480
    CapitalSource, Inc.                                     464,286   4,155,360
#   Capitol Federal Financial, Inc.                          29,636     350,890
    Cardinal Financial Corp.                                130,895   1,996,149
*   Carolina Bank Holdings, Inc.                                100       1,147
    Cathay General Bancorp                                  299,120   5,895,655
    Center Bancorp, Inc.                                     42,304     492,842
    Centerstate Banks, Inc.                                  17,984     149,627
#*  Central Pacific Financial Corp.                           1,332      22,431
#   Century Bancorp, Inc. Class A                             3,160     107,377
    CFS Bancorp, Inc.                                       115,107   1,062,438
    Chemical Financial Corp.                                 82,209   2,038,783
    Chicopee Bancorp, Inc.                                    8,359     144,276
#   Cincinnati Financial Corp.                              109,109   5,336,521

                                     1209

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
    Citizens Community Bancorp, Inc.                        29,400 $   209,622
    Citizens Holding Co.                                     1,122      22,103
*   Citizens, Inc.                                         167,031   1,092,383
#   City Holding Co.                                         8,151     311,205
    Clifton Savings Bancorp, Inc.                              543       6,521
#   CNB Financial Corp.                                      1,243      20,124
    CNO Financial Group, Inc.                            1,264,042  14,308,955
#   CoBiz Financial, Inc.                                  135,833   1,162,730
#   Codorus Valley Bancorp, Inc.                             4,815      79,255
#*  Colonial Financial Services, Inc.                       14,655     197,989
#*  Colony Bankcorp, Inc.                                    4,653      27,965
    Columbia Banking System, Inc.                           49,165   1,055,573
    Commercial National Financial Corp.                        959      22,057
#   Community Bank System, Inc.                             97,526   2,793,145
#   Community Trust Bancorp, Inc.                           24,202     837,873
*   Community West Bancshares                               16,252      77,197
#   Consolidated-Tomoka Land Co.                             3,222     119,891
*   Consumer Portfolio Services, Inc.                       69,042     636,567
#*  Cowen Group, Inc. Class A                              216,937     555,359
#*  Crescent Financial Bancshares, Inc.                      6,446      26,622
    Dime Community Bancshares, Inc.                         17,442     248,897
    Donegal Group, Inc. Class A                             72,219   1,057,286
#   Donegal Group, Inc. Class B                              6,424     161,178
*   E*TRADE Financial Corp.                                440,372   4,531,428
    Eagle Bancorp Montana, Inc.                                101       1,087
    Eastern Insurance Holdings, Inc.                        53,671     999,891
#*  Eastern Virginia Bankshares, Inc.                        7,095      42,854
    EMC Insurance Group, Inc.                              141,757   4,001,800
    Employers Holdings, Inc.                                43,824     992,614
#*  Encore Capital Group, Inc.                              80,657   2,297,918
    Endurance Specialty Holdings, Ltd.                     191,457   9,375,649
*   Enstar Group, Ltd.                                         600      76,254
#   Enterprise Bancorp, Inc.                                 7,556     121,803
    Enterprise Financial Services Corp.                     37,342     536,978
    ESB Financial Corp.                                     33,744     472,416
    ESSA Bancorp, Inc.                                      68,448     737,185
    Evans Bancorp, Inc.                                      8,434     150,294
    Everest Re Group, Ltd.                                 104,016  14,041,120
*   Farmers Capital Bank Corp.                               3,376      62,456
#   FBL Financial Group, Inc. Class A                      128,577   5,054,362
    Federal Agricultural Mortgage Corp. Class A              2,471      63,752
    Federal Agricultural Mortgage Corp. Class C             43,772   1,391,074
    Federated National Holding Co.                          55,257     398,956
#   Fidelity National Financial, Inc. Class A              130,432   3,502,099
#*  Fidelity Southern Corp.                                 31,841     378,591
#   Financial Institutions, Inc.                            23,989     458,910
*   First Acceptance Corp.                                 101,596     124,963
    First American Financial Corp.                         297,103   7,953,447
#*  First BanCorp                                           37,111     219,326
#   First Bancorp                                           69,195     900,227
#   First Bancorp, Inc.                                     18,788     321,087
*   First Bancshares, Inc. (318687100)                       2,300      19,550

                                     1210

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    First Bancshares, Inc. (318916103)                          171 $    2,031
#   First Busey Corp.                                       104,600    449,780
#   First Business Financial Services, Inc.                   2,294     63,131
*   First California Financial Group, Inc.                   15,562    125,585
    First Citizens BancShares, Inc. Class A                  20,791  3,875,858
    First Commonwealth Financial Corp.                      316,226  2,261,016
#   First Community Bancshares, Inc.                         41,132    637,957
#   First Connecticut Bancorp Inc/Farmington                    773     11,471
    First Defiance Financial Corp.                           36,856    834,420
#*  First Federal Bancshares of Arkansas, Inc.               10,626    102,966
*   First Federal of Northern Michigan Bancorp, Inc.          7,296     31,592
    First Financial Corp.                                    59,016  1,823,004
    First Financial Holdings, Inc.                           79,659  1,596,366
#*  First Financial Northwest, Inc.                         111,813    905,685
#   First Horizon National Corp.                                300      3,120
    First Interstate Bancsystem, Inc.                        24,755    503,022
    First M&F Corp.                                          11,390    164,016
#*  First Marblehead Corp. (The)                            182,492    224,465
    First Merchants Corp.                                   144,409  2,343,758
    First Midwest Bancorp, Inc.                             233,905  2,935,508
    First Niagara Financial Group, Inc.                     528,271  5,023,857
    First Pactrust Bancorp, Inc.                             26,332    299,132
*   First Place Financial Corp.                             114,087        337
*   First South Bancorp, Inc.                                   767      5,047
*   First United Corp.                                        6,083     51,462
    First West Virginia Bancorp                                 843     14,175
    Firstbank Corp.                                          16,186    205,562
*   Firstcity Financial Corp.                                56,481    557,467
    FirstMerit Corp.                                        233,156  3,993,962
#*  Flagstar Bancorp, Inc.                                   10,958    135,989
    Flushing Financial Corp.                                117,856  1,789,054
    FNB Corp.                                               239,624  2,729,317
#*  Forest City Enterprises, Inc. Class A                   117,860  2,200,446
#*  Forestar Group, Inc.                                     38,730    834,244
    Fox Chase Bancorp, Inc.                                  18,083    305,784
#   Franklin Financial Corp.                                    169      3,072
#*  Genworth Financial, Inc. Class A                        525,160  5,267,355
    Geo Group, Inc. (The)                                   189,712  7,104,714
#   German American Bancorp, Inc.                            61,710  1,315,657
#   GFI Group, Inc.                                          10,145     40,681
#   Glacier Bancorp, Inc.                                     1,800     33,210
*   Gleacher & Co., Inc.                                      5,865      4,033
#*  Global Indemnity P.L.C.                                  60,021  1,337,868
#   Great Southern Bancorp, Inc.                             26,472    698,067
#*  Green Dot Corp. Class A                                  33,327    523,567
#*  Greenlight Capital Re, Ltd. Class A                       4,559    112,197
#*  Guaranty Bancorp                                        263,013    557,588
*   Guaranty Federal Bancshares, Inc.                        14,051    141,775
#*  Hallmark Financial Services, Inc.                       106,414    963,047
#   Hampden Bancorp, Inc.                                    14,730    226,842
*   Hanmi Financial Corp.                                    31,721    489,455
    Hanover Insurance Group, Inc. (The)                     139,504  7,035,187

                                     1211

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Harleysville Savings Financial Corp.                      1,426 $    27,807
#*  Harris & Harris Group, Inc.                             147,135     485,546
    Hawthorn Bancshares, Inc.                                 8,440      98,832
    Heartland Financial USA, Inc.                            10,901     276,994
*   Heritage Commerce Corp.                                  59,091     388,228
    Heritage Financial Corp.                                 13,978     194,993
    Heritage Financial Group, Inc.                            1,394      20,617
#   HF Financial Corp.                                       12,333     166,496
*   Hilltop Holdings, Inc.                                  239,405   3,205,633
#   Hingham Institution for Savings                           1,253      85,217
*   HMN Financial, Inc.                                      24,144     178,907
*   Home Bancorp, Inc.                                        6,423     116,256
    Home Federal Bancorp, Inc.                               83,022   1,011,208
#   Homeowners Choice, Inc.                                  30,002     796,253
    HopFed Bancorp, Inc.                                     28,833     314,568
    Horace Mann Educators Corp.                             251,498   5,671,280
    Horizon Bancorp                                           8,913     172,021
    Hudson City Bancorp, Inc.                               211,602   1,758,413
#   Hudson Valley Holding Corp.                               4,563      70,179
#   Iberiabank Corp.                                         42,944   1,959,105
*   ICG Group, Inc.                                         298,309   3,540,928
*   Imperial Holdings, Inc.                                     745       2,995
#   Independence Holding Co.                                 50,444     529,662
#   Independent Bank Corp. (453836108)                       66,032   2,049,633
*   Independent Bank Corp. (453838609)                       43,229     305,629
    Infinity Property & Casualty Corp.                       95,008   5,390,754
    Interactive Brokers Group, Inc. Class A                  54,700     823,782
    International Bancshares Corp.                          140,521   2,726,107
#*  Intervest Bancshares Corp. Class A                       17,894     105,217
#*  INTL. FCStone, Inc.                                      13,556     232,079
#*  Investment Technology Group, Inc.                       137,565   1,498,083
    Investors Title Co.                                       7,764     538,433
#*  Jacksonville Bancorp, Inc.                                1,456         874
#   Janus Capital Group, Inc.                               413,437   3,687,858
*   Jefferson Bancshares, Inc.                                4,587      25,183
#   JMP Group, Inc.                                          47,014     303,710
    Kemper Corp.                                            248,791   7,926,481
    Kentucky First Federal Bancorp                              496       3,943
*   Knight Capital Group, Inc. Class A                      305,082   1,079,990
    Lake Shore Bancorp, Inc.                                  1,066      12,392
    Lakeland Bancorp, Inc.                                  117,718   1,125,384
    Lakeland Financial Corp.                                 21,877     586,304
#   Landmark Bancorp Inc/Manhattan                            2,154      44,825
#   Legg Mason, Inc.                                        349,011  11,119,490
#   Leucadia National Corp.                                  74,210   2,292,347
#   LNB Bancorp, Inc.                                        50,800     429,260
#*  Louisiana Bancorp Inc/Metaire                             4,919      81,065
    LSB Financial Corp.                                         751      15,771
#*  Macatawa Bank Corp.                                     127,574     714,414
*   Magyar Bancorp, Inc.                                      6,751      35,173
    Maiden Holdings, Ltd.                                   144,402   1,491,673
    MainSource Financial Group, Inc.                        121,160   1,535,097

                                     1212

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   Malvern Bancorp, Inc.                                       134 $     1,556
    Manning & Napier, Inc.                                      670      11,732
    Marlin Business Services Corp.                           61,664   1,494,119
    Mayflower Bancorp, Inc.                                     475       4,878
    MB Financial, Inc.                                      168,311   4,167,380
#*  MBIA, Inc.                                              600,076   5,676,719
*   MBT Financial Corp.                                      53,266     215,195
#   MCG Capital Corp.                                       405,582   2,084,692
#   Meadowbrook Insurance Group, Inc.                       276,438   2,150,688
    Medallion Financial Corp.                                94,078   1,405,525
    Mercantile Bank Corp.                                    21,388     357,393
    Merchants Bancshares, Inc.                               12,577     381,586
#*  Meridian Interstate Bancorp, Inc.                        12,248     224,016
    Meta Financial Group, Inc.                               10,537     280,073
*   Metro Bancorp, Inc.                                      65,882   1,169,406
*   MetroCorp Bancshares, Inc.                               14,362     144,338
*   MGIC Investment Corp.                                   615,523   3,323,824
    MicroFinancial, Inc.                                     47,656     385,537
    Mid Penn Bancorp, Inc.                                      262       2,775
#   MidSouth Bancorp, Inc.                                   38,730     608,448
    MidWestOne Financial Group, Inc.                         16,967     405,511
#   Montpelier Re Holdings, Ltd.                            304,675   7,848,428
    MSB Financial Corp.                                       3,000      21,660
    MutualFirst Financial, Inc.                              17,676     284,053
    NASDAQ OMX Group, Inc. (The)                            406,131  11,972,742
#*  National Financial Partners Corp.                       128,748   3,262,474
    National Interstate Corp.                                 2,138      62,109
    National Penn Bancshares, Inc.                          213,785   2,092,955
    National Security Group, Inc.                               193       1,564
#   National Western Life Insurance Co. Class A               5,767   1,053,170
    Naugatuck Valley Financial Corp.                          1,247       9,215
*   Navigators Group, Inc. (The)                             79,136   4,580,392
    NBT Bancorp, Inc.                                        25,074     507,749
    Nelnet, Inc. Class A                                    109,310   3,716,540
*   New Century Bancorp, Inc.                                 6,103      39,059
#   New Hampshire Thrift Bancshares, Inc.                    16,158     208,115
#*  NewBridge Bancorp                                        51,416     302,840
*   Newport Bancorp, Inc.                                     1,200      20,496
*   NewStar Financial, Inc.                                 217,583   2,600,117
    Nicholas Financial, Inc.                                  4,160      60,819
*   North Valley Bancorp                                      2,889      50,818
    Northeast Bancorp                                           522       4,943
    Northeast Community Bancorp, Inc.                        50,944     304,136
    Northfield Bancorp, Inc.                                  1,888      22,203
#   Northrim BanCorp, Inc.                                   24,258     528,339
    Northwest Bancshares, Inc.                               24,193     296,364
#   Norwood Financial Corp.                                   2,332      72,292
#   Ocean Shore Holding Co.                                   2,593      38,791
    OceanFirst Financial Corp.                               30,566     434,343
*   Ocwen Financial Corp.                                    87,806   3,211,944
    OFG Bancorp                                             131,697   2,116,371
    Ohio Valley Banc Corp.                                    1,614      31,247

                                     1213

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Old National Bancorp                                    103,808 $ 1,264,381
#   Old Republic International Corp.                        665,413   8,983,076
*   Old Second Bancorp, Inc.                                 56,217     258,598
*   OmniAmerican Bancorp, Inc.                               36,092     898,691
    OneBeacon Insurance Group, Ltd. Class A                  71,265     968,491
#   Oppenheimer Holdings, Inc. Class A                        6,305     116,643
    Oritani Financial Corp.                                   1,900      29,393
    Pacific Continental Corp.                                28,361     317,076
#*  Pacific Mercantile Bancorp                               58,804     352,824
*   Pacific Premier Bancorp, Inc.                            15,952     193,817
#*  Park Sterling Corp.                                      93,523     535,887
#   PartnerRe, Ltd.                                         163,753  15,448,458
#*  Patriot National Bancorp, Inc.                            8,731      12,922
#   Peapack Gladstone Financial Corp.                        21,165     308,586
#   People's United Financial, Inc.                         514,277   6,767,885
    Peoples Bancorp of North Carolina, Inc.                   4,643      54,462
    Peoples Bancorp, Inc.                                    55,939   1,140,037
#*  PHH Corp.                                               273,554   5,766,518
#*  Phoenix Cos., Inc. (The)                                 27,755     807,948
#*  PICO Holdings, Inc.                                      84,876   1,841,809
#*  Pinnacle Financial Partners, Inc.                       146,960   3,566,719
#*  Piper Jaffray Cos.                                       67,973   2,294,769
    Platinum Underwriters Holdings, Ltd.                    177,200  10,056,100
*   Popular, Inc.                                           148,591   4,233,358
*   Porter Bancorp, Inc.                                      4,952       4,407
*   Preferred Bank                                            7,556     124,674
#   Premier Financial Bancorp, Inc.                          17,459     213,000
#   PrivateBancorp, Inc.                                      1,500      28,770
    ProAssurance Corp.                                      101,938   4,993,943
#   Protective Life Corp.                                   263,755  10,038,515
    Provident Financial Holdings, Inc.                       27,407     443,993
#   Provident Financial Services, Inc.                      237,143   3,635,402
#   Provident New York Bancorp                              197,664   1,786,883
*   Prudential Bancorp, Inc. of Pennsylvania                    166       1,421
#   Pulaski Financial Corp.                                  44,928     473,990
#   QC Holdings, Inc.                                       104,573     317,902
    QCR Holdings, Inc.                                        2,083      33,266
#   Radian Group, Inc.                                      443,207   5,296,324
    Reinsurance Group of America, Inc.                      235,808  14,749,790
#   Renasant Corp.                                          132,745   3,029,241
#   Republic Bancorp, Inc. Class A                           13,137     291,641
*   Republic First Bancorp, Inc.                              4,394      11,908
    Resource America, Inc. Class A                           89,599     826,103
*   Riverview Bancorp, Inc.                                  33,968      83,222
#   RLI Corp.                                                37,289   2,679,215
    Rockville Financial, Inc.                                 8,254     107,302
#   Roma Financial Corp.                                        311       5,293
*   Royal Bancshares of Pennsylvania, Inc. Class A            2,632       3,553
    Ryman Hospitality Properties                            161,906   7,198,341
#   S&T Bancorp, Inc.                                        85,632   1,615,876
#*  Safeguard Scientifics, Inc.                              70,916   1,144,584
    Safety Insurance Group, Inc.                             72,191   3,585,727

                                     1214

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#    Salisbury Bancorp, Inc.                                    490 $   13,108
     Sandy Spring Bancorp, Inc.                              96,957  1,985,679
#    SB Financial Group, Inc.                                 1,320     11,484
     SCBT Financial Corp.                                    27,518  1,314,535
*    Seacoast Banking Corp. of Florida                          943      2,018
     Selective Insurance Group, Inc.                        223,494  5,236,464
*    Shore Bancshares, Inc.                                   7,593     53,151
     SI Financial Group, Inc.                                18,503    214,635
     Sierra Bancorp                                           2,845     36,757
#    Simmons First National Corp. Class A                   115,564  2,833,629
     Simplicity Bancorp, Inc.                                 3,677     55,155
     Somerset Hills Bancorp                                  18,699    212,982
*    Southcoast Financial Corp.                              16,623     83,946
(o)  Southern Community Financial                           120,522     26,515
*    Southern Connecticut Bancorp, Inc.                         800      2,960
*    Southern First Bancshares, Inc.                         14,863    161,264
#    Southern Missouri Bancorp, Inc.                            931     23,736
     Southern National Bancorp of Virginia, Inc.              1,185     11,933
#    Southside Bancshares, Inc.                              29,422    629,043
#*   Southwest Bancorp, Inc.                                 88,280  1,167,062
     Southwest Georgia Financial Corp.                          731      7,054
#    StanCorp Financial Group, Inc.                          62,235  2,687,307
     State Auto Financial Corp.                             163,545  2,842,412
#    StellarOne Corp.                                       110,540  1,656,995
     Sterling Bancorp                                        31,601    356,459
     Stewart Information Services Corp.                      47,396  1,283,010
*    Stifel Financial Corp.                                   4,204    135,453
#*   Stratus Properties, Inc.                                42,734    659,813
#*   Suffolk Bancorp                                          3,495     54,662
#*   Sun Bancorp, Inc.                                       93,586    301,347
     Susquehanna Bancshares, Inc.                           689,407  8,045,380
*    Sussex Bancorp                                           5,512     35,497
*    SWS Group, Inc.                                         81,934    466,204
     Symetra Financial Corp.                                138,618  1,889,363
     Synovus Financial Corp.                                626,625  1,685,621
#*   Taylor Capital Group, Inc.                              47,800    700,270
#    TCF Financial Corp.                                     43,619    634,656
     Teche Holding Co.                                        3,776    155,571
     Territorial Bancorp, Inc.                                7,348    171,796
*    Texas Capital Bancshares, Inc.                             126      5,249
     TF Financial Corp.                                       7,550    189,128
#    Thomas Properties Group, Inc.                          201,900  1,027,671
     Timberland Bancorp, Inc.                                59,392    489,984
     Tompkins Financial Corp.                                14,308    598,074
     Tower Financial Corp.                                    4,978     69,045
     Tower Group International, Ltd.                         69,566  1,316,189
#    TowneBank                                               56,678    811,062
     Tree.com, Inc.                                          31,489    644,580
     Trico Bancshares                                        20,964    366,241
#    TrustCo Bank Corp.                                      50,433    270,321
     Trustmark Corp.                                         91,380  2,243,379
#    UMB Financial Corp.                                        600     30,204

                                     1215

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE+
                                                         ------- ------------
Financials -- (Continued)
    Umpqua Holdings Corp.                                534,795 $  6,417,540
    Unico American Corp.                                  35,600      492,348
    Union First Market Bankshares Corp.                  106,323    2,010,568
    United Bancshares, Inc.                                  190        2,233
#   United Bankshares, Inc.                               42,148    1,066,766
    United Community Bancorp                                 870        8,700
#*  United Community Banks, Inc.                          51,154      560,136
*   United Community Financial Corp.                     257,483    1,065,980
    United Financial Bancorp, Inc.                        98,506    1,458,874
    United Fire Group, Inc.                              108,057    3,021,274
*   United Security Bancshares                             1,446        5,944
*   Unity Bancorp, Inc.                                   22,377      159,548
#   Universal Insurance Holdings, Inc.                    36,336      217,289
    Univest Corp. of Pennsylvania                         17,100      299,763
    Validus Holdings, Ltd.                               226,781    8,756,014
    ViewPoint Financial Group, Inc.                       28,419      529,162
*   Virginia Commerce Bancorp, Inc.                      103,967    1,397,316
    VSB Bancorp, Inc.                                      1,342       13,460
#*  Walker & Dunlop, Inc.                                  3,580       63,760
    Washington Banking Co.                                14,425      199,065
    Washington Federal, Inc.                             155,532    2,670,484
#   Washington Trust Bancorp, Inc.                        15,979      427,438
*   Waterstone Financial, Inc.                             5,158       41,212
#   Wayne Savings Bancshares, Inc.                         1,300       12,961
    Webster Financial Corp.                              204,474    4,778,557
    WesBanco, Inc.                                       188,064    4,707,242
    West BanCorp., Inc.                                   90,568      976,323
#*  Western Alliance Bancorp                              99,513    1,463,836
    Westfield Financial, Inc.                            118,191      889,978
*   Wilshire Bancorp, Inc.                               105,579      674,650
#   Wintrust Financial Corp.                             165,850    5,947,381
*   WSB Holdings, Inc.                                     4,188       27,431
    WSFS Financial Corp.                                   5,601      274,113
    WVS Financial Corp.                                    1,304       15,648
#*  Yadkin Valley Financial Corp.                         41,657      167,045
    Zions BanCorp.                                       350,678    8,633,692
*   ZipRealty, Inc.                                       93,756      306,582
                                                                 ------------
Total Financials                                                  712,470,862
                                                                 ------------
Health Care -- (5.5%)
*   Addus HomeCare Corp.                                   8,165       96,674
#*  Affymetrix, Inc.                                     307,801    1,120,396
*   Albany Molecular Research, Inc.                      175,487    2,093,560
#*  Alere, Inc.                                          176,474    4,531,852
#*  Allied Healthcare Products                            26,236       70,575
#   Almost Family, Inc.                                   12,486      246,474
*   Alphatec Holdings, Inc.                               94,178      177,996
*   AMAG Pharmaceuticals, Inc.                               954       21,036
*   Amedisys, Inc.                                        64,304      645,612
*   American Shared Hospital Services                      8,624       14,186
*   AMN Healthcare Services, Inc.                         85,747    1,177,306
*   Amsurg Corp.                                          99,194    3,328,951

                                     1216

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
    Analogic Corp.                                            1,361 $   108,172
*   AngioDynamics, Inc.                                     139,840   1,416,579
#*  Anika Therapeutics, Inc.                                 68,061     908,614
*   Arrhythmia Research Technology, Inc.                      1,132       2,864
    Assisted Living Concepts, Inc. Class A                  111,540   1,329,557
#*  Astex Pharmaceuticals                                   120,050     825,944
#*  BioScrip, Inc.                                          195,680   2,712,125
*   Cambrex Corp.                                           172,443   2,153,813
    Cantel Medical Corp.                                    108,270   3,422,415
*   Capital Senior Living Corp.                             217,840   5,284,798
*   CardioNet, Inc.                                         104,382     303,752
#*  Celldex Therapeutics, Inc.                               14,600     190,530
#*  Chindex International, Inc.                               1,846      25,290
    Community Health Systems, Inc.                          220,160  10,032,691
    CONMED Corp.                                            176,339   5,524,701
    Cooper Cos., Inc. (The)                                  31,177   3,441,941
    Coventry Health Care, Inc.                              383,447  18,999,799
*   Cross Country Healthcare, Inc.                          171,944     859,720
    CryoLife, Inc.                                           36,076     216,456
#*  Cumberland Pharmaceuticals, Inc.                         77,782     364,020
*   Cutera, Inc.                                             72,801     808,819
*   Cynosure, Inc. Class A                                   48,648   1,258,037
    Daxor Corp.                                              10,080      77,011
*   Digirad Corp.                                            50,370     128,947
*   Dynacq Healthcare, Inc.                                   6,462         394
*   Emergent Biosolutions, Inc.                              35,922     551,043
#   Ensign Group, Inc. (The)                                 11,311     394,415
*   Enzo Biochem, Inc.                                      113,761     254,825
    Enzon Pharmaceuticals, Inc.                              42,900     141,570
#*  Exactech, Inc.                                            4,293      79,421
#*  ExamWorks Group, Inc.                                    18,793     340,153
*   Five Star Quality Care, Inc.                            138,735     656,217
*   Furiex Pharmaceuticals, Inc.                              8,033     272,720
#*  Future Healthcare of America                              4,937         671
*   Gentiva Health Services, Inc.                           152,386   1,598,529
*   Greatbatch, Inc.                                        128,661   3,594,788
*   Hanger, Inc.                                             26,246     797,616
#*  Harvard Bioscience, Inc.                                148,250     759,040
*   Healthways, Inc.                                        133,990   1,861,121
#   Hi-Tech Pharmacal Co., Inc.                              14,554     481,155
#*  Hologic, Inc.                                           388,373   7,911,158
*   Idera Pharmaceuticals, Inc.                             124,068      91,810
*   Infinity Pharmaceuticals, Inc.                              170       7,325
    Invacare Corp.                                          132,909   1,787,626
*   Iridex Corp.                                             10,837      54,944
    Kewaunee Scientific Corp.                                10,051     131,266
*   Kindred Healthcare, Inc.                                169,921   1,782,471
*   Lannett Co., Inc.                                        92,274   1,071,301
*   LCA-Vision, Inc.                                         77,642     263,983
    LeMaitre Vascular, Inc.                                  69,901     423,600
#*  LHC Group, Inc.                                          18,062     392,307
*   LifePoint Hospitals, Inc.                               217,915  10,459,920

                                     1217

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
*     Magellan Health Services, Inc.                        42,382 $  2,168,263
#*    Mast Therapeutics, Inc.                               32,596       21,859
#     Maxygen, Inc.                                        146,832      352,397
*     MedAssets, Inc.                                       55,641    1,042,156
(o)*  MedCath Corp.                                        116,120      159,084
*     Medical Action Industries, Inc.                       84,668      688,351
#*    MediciNova, Inc.                                      19,847       62,518
*     Merit Medical Systems, Inc.                            2,634       25,471
#*    Metabolix, Inc.                                        1,788        3,111
#*    Misonix, Inc.                                         28,468      162,837
*     Molina Healthcare, Inc.                              120,869    4,012,851
#     National Healthcare Corp.                              3,984      184,977
*     Natus Medical, Inc.                                  120,320    1,505,203
*     NuVasive, Inc.                                        11,606      243,378
#     Omnicare, Inc.                                       312,425   13,674,842
*     Omnicell, Inc.                                        91,905    1,656,128
#     Owens & Minor, Inc.                                    5,011      163,208
#*    Pacific Biosciences of California, Inc.               33,642       86,124
#*    Palomar Medical Technologies, Inc.                    23,316      315,932
#*    PDI, Inc.                                             94,402      431,417
*     PharMerica Corp.                                     150,112    1,934,944
#*    Pozen, Inc.                                           55,562      273,921
#*    Progenics Pharmaceuticals, Inc.                          871        4,007
*     Providence Service Corp. (The)                        25,273      442,530
#*    Repligen Corp.                                       104,438      935,764
*     Rochester Medical Corp.                                6,710       91,122
*     RTI Biologics, Inc.                                  235,020      935,380
#*    Sciclone Pharmaceuticals, Inc.                       190,435      900,758
      Select Medical Holdings Corp.                         39,721      327,698
#*    Skilled Healthcare Group, Inc. Class A                48,376      340,567
#*    Solta Medical, Inc.                                  137,870      268,846
      Span-America Medical Systems, Inc.                    12,454      245,219
      STERIS Corp.                                           5,410      225,002
#*    Strategic Diagnostics, Inc.                           38,143       39,669
*     Sucampo Pharmaceuticals, Inc. Class A                 36,738      349,378
*     SunLink Health Systems, Inc.                          12,035        9,628
*     SurModics, Inc.                                       16,234      429,389
#*    Symmetry Medical, Inc.                               168,429    2,007,674
#*    Targacept, Inc.                                        1,984        9,146
#     Teleflex, Inc.                                        63,027    4,924,300
*     Theragenics Corp.                                    181,929      261,978
#*    TranS1, Inc.                                          75,988      152,736
#*    Transcept Pharmaceuticals, Inc.                       46,250      183,150
*     Triple-S Management Corp. Class B                     97,966    1,766,327
      Universal American Corp.                             390,226    3,336,432
      Utah Medical Products, Inc.                            1,047       46,414
#*    VCA Antech, Inc.                                      62,528    1,506,925
#*    ViroPharma, Inc.                                     339,632    9,254,972
#*    Wright Medical Group, Inc.                           110,648    2,593,589
                                                                   ------------
Total Health Care                                                   170,840,174
                                                                   ------------

                                     1218

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (13.6%)
     AAR Corp.                                              196,594 $ 3,511,169
#    ABM Industries, Inc.                                     3,489      78,677
     Aceto Corp.                                            186,980   1,944,592
     Acme United Corp.                                        2,042      26,138
#    Acorn Energy, Inc.                                      15,093     113,198
#*   Adept Technology, Inc.                                  52,963     171,070
*    AECOM Technology Corp.                                 213,036   6,192,957
*    Aegion Corp.                                            71,661   1,509,181
*    AeroCentury Corp.                                        9,884     195,506
#*   Aerovironment, Inc.                                    101,162   1,958,496
#    AGCO Corp.                                              14,529     773,669
*    Air Transport Services Group, Inc.                     244,443   1,410,436
     Aircastle, Ltd.                                        307,593   4,293,998
     Alamo Group, Inc.                                       66,141   2,650,270
#*   Alaska Air Group, Inc.                                  27,618   1,702,374
     Albany International Corp. Class A                      60,527   1,758,309
(o)  Allied Defense Group, Inc. (The)                        24,210     127,103
     Allied Motion Technologies, Inc.                         1,275       9,104
     Altra Holdings, Inc.                                   127,216   3,390,306
     AMERCO                                                  88,302  14,190,131
*    Ameresco, Inc. Class A                                   7,158      52,754
#    American Railcar Industries, Inc.                      107,451   3,837,075
#*   American Superconductor Corp.                            7,795      19,565
#*   American Woodmark Corp.                                 54,061   1,819,153
     Ampco-Pittsburgh Corp.                                  30,064     563,399
*    AMREP Corp.                                              7,453      67,450
#    Apogee Enterprises, Inc.                               153,531   3,911,970
     Applied Industrial Technologies, Inc.                   62,545   2,642,526
*    ARC Document Solutions, Inc.                           104,317     334,858
#    Argan, Inc.                                              1,349      23,877
     Arkansas Best Corp.                                    118,011   1,240,296
#*   Armstrong World Industries, Inc.                        51,511   2,629,121
*    Arotech Corp.                                           33,900      35,934
#*   Ascent Solar Technologies, Inc.                         29,094      18,620
*    AT Cross Co. Class A                                    70,624     891,275
*    Atlas Air Worldwide Holdings, Inc.                     118,371   4,427,075
*    Avalon Holdings Corp. Class A                           12,727      46,454
#*   Avis Budget Group, Inc.                                549,560  15,849,310
     Baltic Trading, Ltd.                                     6,041      20,962
     Barnes Group, Inc.                                      62,835   1,744,928
     Barrett Business Services, Inc.                         26,591   1,407,728
#*   Beacon Roofing Supply, Inc.                              1,100      41,943
#*   BlueLinx Holdings, Inc.                                101,135     294,303
#    Brady Corp. Class A                                     63,268   2,143,520
*    Breeze-Eastern Corp.                                    29,140     247,690
#    Briggs & Stratton Corp.                                151,229   3,401,140
#*   Builders FirstSource, Inc.                              45,823     283,644
*    CAI International, Inc.                                 42,563   1,084,931
#*   Casella Waste Systems, Inc. Class A                     58,346     254,389
#*   CBIZ, Inc.                                              69,394     450,367
     CDI Corp.                                              122,876   1,925,467
     Ceco Environmental Corp.                                12,586     146,123

                                     1219

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Celadon Group, Inc.                                     100,421 $ 1,686,069
*   Champion Industries, Inc.                                41,391       4,553
*   Chart Industries, Inc.                                    3,825     324,398
    Chicago Rivet & Machine Co.                               1,983      47,989
    CIRCOR International, Inc.                               59,669   2,824,134
#*  Columbus McKinnon Corp.                                  53,255   1,000,129
#   Comfort Systems USA, Inc.                                44,162     566,598
    Compx International, Inc.                                 5,744      71,800
#*  Consolidated Graphics, Inc.                              50,671   1,807,435
    Courier Corp.                                            28,025     403,560
    Covanta Holding Corp.                                   194,274   3,885,480
*   Covenant Transportation Group, Inc. Class A              76,284     423,376
#*  CPI Aerostructures, Inc.                                 27,413     252,474
*   CRA International, Inc.                                  44,458     819,806
    Curtiss-Wright Corp.                                    182,346   5,988,243
*   DigitalGlobe, Inc.                                       27,656     807,279
*   Dolan Co. (The)                                          90,677     156,871
#   Douglas Dynamics, Inc.                                   67,044     937,946
*   Ducommun, Inc.                                           63,364   1,551,784
*   Dycom Industries, Inc.                                  159,628   3,084,013
#   Dynamic Materials Corp.                                  10,768     170,996
#*  Eagle Bulk Shipping, Inc.                                71,693     252,359
    Eastern Co. (The)                                        34,260     573,170
    Ecology and Environment, Inc. Class A                     7,348      90,821
    Encore Wire Corp.                                       119,350   3,908,712
#*  Energy Recovery, Inc.                                    19,257      70,481
#*  EnergySolutions, Inc.                                   215,698     890,833
#*  EnerNOC, Inc.                                            25,246     442,310
#*  EnerSys, Inc.                                            72,816   3,337,885
#*  Engility Holdings, Inc.                                  14,004     335,536
    Ennis, Inc.                                             135,708   2,085,832
#*  EnPro Industries, Inc.                                   74,546   3,673,627
    ESCO Technologies, Inc.                                  72,124   2,594,300
    Espey Manufacturing & Electronics Corp.                  13,355     337,080
*   Esterline Technologies Corp.                            115,400   8,659,616
    Exelis, Inc.                                            105,803   1,181,820
*   Federal Signal Corp.                                    172,031   1,334,961
#*  Flow International Corp.                                107,630     393,926
*   Franklin Covey Co.                                       80,452   1,132,764
#   FreightCar America, Inc.                                 54,911   1,146,542
*   Frozen Food Express Industries                          131,556     167,076
#*  FTI Consulting, Inc.                                    121,257   4,016,032
*   Fuel Tech, Inc.                                          23,411      93,644
*   Furmanite Corp.                                          70,098     445,122
    G&K Services, Inc. Class A                               89,654   4,212,841
#   GATX Corp.                                              210,036  10,701,334
#*  Genco Shipping & Trading, Ltd.                          156,362     267,379
*   Gencor Industries, Inc.                                  32,703     226,305
*   General Cable Corp.                                     142,368   4,908,849
*   Gibraltar Industries, Inc.                              155,509   2,908,018
#   Global Power Equipment Group, Inc.                        2,000      33,000
*   GP Strategies Corp.                                      94,414   2,081,829

                                     1220

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- ----------
Industrials -- (Continued)
#*  GrafTech International, Ltd.                            55,562 $  398,935
    Granite Construction, Inc.                             155,442  4,301,080
#   Great Lakes Dredge & Dock Corp.                        340,250  2,354,530
#*  Greenbrier Cos., Inc.                                  116,098  2,619,171
    Griffon Corp.                                          287,471  2,960,951
#   H&E Equipment Services, Inc.                           148,540  3,024,274
    Hardinge, Inc.                                          76,466  1,032,291
    Harsco Corp.                                            12,304    268,596
#*  Hawaiian Holdings, Inc.                                151,205    830,115
#   Heidrick & Struggles International, Inc.                15,769    208,466
#*  Heritage-Crystal Clean, Inc.                               422      6,562
*   Hill International, Inc.                                99,231    272,885
#*  Hudson Global, Inc.                                    108,461    357,921
    Huntington Ingalls Industries, Inc.                      7,684    406,484
*   Hurco Cos., Inc.                                        32,961    884,344
#*  Huron Consulting Group, Inc.                             6,141    256,571
#   Hyster-Yale Materials Handling, Inc.                    48,502  2,531,319
#*  ICF International, Inc.                                 42,742  1,158,736
#*  InnerWorkings, Inc.                                      2,888     29,082
    Innovative Solutions & Support, Inc.                    11,934    104,900
    Insteel Industries, Inc.                                72,966  1,209,776
    International Shipholding Corp.                         31,520    569,251
#   Intersections, Inc.                                     86,212    824,187
#*  JetBlue Airways Corp.                                1,383,605  9,533,038
    Kadant, Inc.                                            66,032  1,827,105
    Kaman Corp.                                             18,603    628,595
    KAR Auction Services, Inc.                              34,924    781,250
    Kaydon Corp.                                            17,193    409,881
#   Kelly Services, Inc. Class A                           158,290  2,694,096
*   Key Technology, Inc.                                    15,076    188,148
    Kforce, Inc.                                             1,997     30,195
    Kimball International, Inc. Class B                    137,005  1,259,076
*   Korn/Ferry International                                80,695  1,335,502
#*  Kratos Defense & Security Solutions, Inc.               15,731     80,071
    Lawson Products, Inc.                                   47,145    667,102
#*  Layne Christensen Co.                                   91,862  1,876,741
    LB Foster Co. Class A                                   28,564  1,261,101
#*  LMI Aerospace, Inc.                                     57,594  1,231,936
    LS Starrett Co. (The) Class A                           17,861    191,113
    LSI Industries, Inc.                                   111,727    786,558
*   Lydall, Inc.                                           110,552  1,585,316
    Manpowergroup, Inc.                                     55,050  2,926,458
    Marten Transport, Ltd.                                 162,595  3,312,060
    Mastech Holdings, Inc.                                     407      2,971
    Matson, Inc.                                           196,521  4,626,104
#   McGrath RentCorp                                        62,106  1,929,012
    Met-Pro Corp.                                           30,662    410,871
#*  Metalico, Inc.                                         280,268    417,599
#*  Mfri, Inc.                                              51,844    378,461
    Michael Baker Corp.                                     10,853    264,271
    Miller Industries, Inc.                                 61,625    931,154
#*  Mobile Mini, Inc.                                      198,332  5,579,079

                                     1221

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Moog, Inc. Class A                                       38,972 $ 1,800,896
*   Moog, Inc. Class B                                        3,308     151,672
    Mueller Industries, Inc.                                 66,955   3,466,930
    Mueller Water Products, Inc. Class A                    338,595   2,004,482
    Multi-Color Corp.                                        32,983     852,940
*   MYR Group, Inc.                                          70,256   1,601,837
    National Presto Industries, Inc.                          1,658     124,350
*   National Technical Systems, Inc.                        104,047   1,000,932
*   Navigant Consulting, Inc.                                87,255   1,075,854
    NL Industries, Inc.                                      37,233     419,616
*   NN, Inc.                                                139,284   1,254,949
*   Northwest Pipe Co.                                       60,065   1,639,174
#*  Ocean Power Technologies, Inc.                           51,668      79,569
#*  On Assignment, Inc.                                     187,749   4,556,668
*   Orbital Sciences Corp.                                   10,794     194,508
*   Orion Energy Systems, Inc.                               31,442      75,461
*   Orion Marine Group, Inc.                                 17,137     156,975
*   Oshkosh Corp.                                            74,294   2,916,782
#*  Owens Corning                                           367,806  15,469,920
*   Pacer International, Inc.                                56,538     321,701
    PAM Transportation Services, Inc.                        60,286     629,386
*   Park-Ohio Holdings Corp.                                  1,185      43,584
*   Patrick Industries, Inc.                                  7,237     146,622
#*  Patriot Transportation Holding, Inc.                     26,146     756,927
*   PGT, Inc.                                                11,654      89,736
    Pike Electric Corp.                                     107,990   1,687,884
*   Powell Industries, Inc.                                  11,704     576,305
*   PowerSecure International, Inc.                          77,807   1,065,956
    Preformed Line Products Co.                              20,440   1,645,420
    Providence and Worcester Railroad Co.                    13,495     208,160
#   Quad/Graphics, Inc.                                      12,660     264,594
#   Quanex Building Products Corp.                           13,125     213,544
*   Quanta Services, Inc.                                    97,484   2,678,860
    RCM Technologies, Inc.                                   92,190     520,874
*   Republic Airways Holdings, Inc.                         254,007   2,842,338
    Resources Connection, Inc.                               55,446     629,867
*   Roadrunner Transportation Systems, Inc.                  24,609     553,949
#*  Rush Enterprises, Inc. Class A                          206,243   4,720,902
*   Rush Enterprises, Inc. Class B                           51,902   1,027,660
    Ryder System, Inc.                                      233,530  13,561,087
*   Saia, Inc.                                               97,694   3,997,638
    Schawk, Inc.                                            130,073   1,324,143
    Servotronics, Inc.                                        6,561      48,748
#   SIFCO Industries, Inc.                                   14,049     239,957
#   SkyWest, Inc.                                           240,109   3,435,960
    SL Industries, Inc.                                      12,775     245,280
*   Sparton Corp.                                            56,079     778,937
#*  Standard Register Co. (The)                              84,080      58,015
    Standex International Corp.                              73,367   3,881,114
#   Steelcase, Inc. Class A                                 222,357   2,823,934
*   Sterling Construction Co., Inc.                          41,000     414,920
#*  Supreme Industries, Inc. Class A                         30,333     135,892

                                     1222

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE+
                                                         ------- ------------
Industrials -- (Continued)
    Sypris Solutions, Inc.                                27,793 $     88,938
#   TAL International Group, Inc.                        110,498    4,574,617
*   Tecumseh Products Co. Class A                         30,050      267,445
*   Tecumseh Products Co. Class B                          7,143       57,930
*   Terex Corp.                                          221,495    6,334,757
#   Titan International, Inc.                             49,700    1,108,807
#*  Titan Machinery, Inc.                                 63,565    1,434,026
#*  TMS International Corp. Class A                        3,450       49,818
*   TRC Cos., Inc.                                        83,524      504,485
#*  Trimas Corp.                                         144,863    4,418,321
#   Trinity Industries, Inc.                             277,414   11,709,645
#   Triumph Group, Inc.                                   68,195    5,448,780
#*  Tufco Technologies, Inc.                               2,746       13,936
*   Tutor Perini Corp.                                   213,427    3,508,740
    Twin Disc, Inc.                                       42,996      916,675
*   Ultralife Corp.                                       40,258      158,617
#*  Ultrapetrol Bahamas, Ltd.                              1,200        2,784
#   UniFirst Corp.                                        54,384    4,951,663
    United Stationers, Inc.                                1,300       42,211
#*  UniTek Global Services, Inc.                             300          345
#   Universal Forest Products, Inc.                       81,505    3,146,093
*   Universal Power Group, Inc.                            5,390        9,513
*   Universal Security Instruments, Inc.                     793        3,779
*   Universal Truckload Services, Inc.                    13,085      330,265
    URS Corp.                                            209,771    9,213,142
*   USA Truck, Inc.                                       62,991      323,144
    UTi Worldwide, Inc.                                   14,503      213,049
*   Versar, Inc.                                           1,356        5,939
    Viad Corp.                                           109,627    2,855,783
*   Virco Manufacturing Corp.                             26,552       53,901
#*  Volt Information Sciences, Inc.                        2,400       19,440
    VSE Corp.                                              2,124       64,761
    Watts Water Technologies, Inc. Class A               115,180    5,420,371
#*  Willdan Group, Inc.                                   16,551       38,647
*   Willis Lease Finance Corp.                            36,581      519,084
#*  XPO Logistics, Inc.                                   28,996      472,925
                                                                 ------------
Total Industrials                                                 419,634,544
                                                                 ------------
Information Technology -- (10.1%)
#*  Accelrys, Inc.                                       164,408    1,619,419
*   Acxiom Corp.                                          10,949      217,776
*   Advanced Energy Industries, Inc.                      52,822      896,918
*   Aeroflex Holding Corp.                                50,112      372,833
*   Aetrium, Inc.                                          1,880        1,466
*   Agilysys, Inc.                                       117,956    1,377,726
#*  Alpha & Omega Semiconductor, Ltd.                     16,887      122,262
    American Software, Inc. Class A                       21,841      181,499
#*  Amkor Technology, Inc.                               101,357      428,740
#*  Amtech Systems, Inc.                                  47,501      176,229
#*  ANADIGICS, Inc.                                      300,787      631,653
*   Analysts International Corp.                          15,261       54,177
*   Anaren, Inc.                                         110,002    2,575,147

                                     1223

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
     AOL, Inc.                                              205,550 $ 7,942,452
#*   Applied Micro Circuits Corp.                            53,997     402,818
*    ARRIS Group, Inc.                                      446,020   7,363,790
#*   Arrow Electronics, Inc.                                351,633  13,794,563
     Astro-Med, Inc.                                         24,190     238,513
*    ATMI, Inc.                                             124,492   2,707,701
#*   Aviat Networks, Inc.                                   165,868     530,778
*    Avid Technology, Inc.                                  149,098     982,556
*    Avnet, Inc.                                            258,322   8,460,045
     AVX Corp.                                               89,393   1,011,035
#    Aware, Inc.                                             44,623     215,529
#*   Axcelis Technologies, Inc.                             172,632     224,422
#*   AXT, Inc.                                              170,997     490,761
     Bel Fuse, Inc. Class A                                  11,057     145,123
     Bel Fuse, Inc. Class B                                  48,330     711,418
*    Benchmark Electronics, Inc.                            259,534   4,630,087
     Black Box Corp.                                         89,308   1,939,770
#*   Blucora, Inc.                                          190,556   2,814,512
#*   BroadVision, Inc.                                       19,245     166,854
#*   Brocade Communications Systems, Inc.                   596,259   3,470,227
     Brooks Automation, Inc.                                 96,669     939,623
*    Bsquare Corp.                                           33,534     103,620
*    BTU International, Inc.                                  7,174      16,500
#*   CACI International, Inc. Class A                       127,408   7,452,094
#*   Calix, Inc.                                             77,019     656,972
*    Cascade Microtech, Inc.                                 70,739     485,270
*    Checkpoint Systems, Inc.                               123,219   1,425,644
*    CIBER, Inc.                                            363,946   1,550,410
     Coherent, Inc.                                          11,994     670,824
     Cohu, Inc.                                             137,726   1,318,038
(o)  Commerce One LLC                                           110          --
     Communications Systems, Inc.                            41,562     404,398
     Computer Sciences Corp.                                 46,973   2,200,685
     Comtech Telecommunications Corp.                        97,632   2,402,724
     Concurrent Computer Corp.                               35,360     248,934
#    Convergys Corp.                                        551,669   9,389,406
*    CoreLogic, Inc.                                        185,449   5,059,049
*    Cray, Inc.                                              66,170   1,400,157
#*   Cree, Inc.                                             145,790   8,247,340
*    CSG Systems International, Inc.                         45,289     978,695
     CSP, Inc.                                                4,766      26,213
     CTS Corp.                                              186,239   1,983,445
*    CyberOptics Corp.                                       72,104     403,061
#*   Cymer, Inc.                                              4,800     502,848
     Daktronics, Inc.                                        14,204     141,898
*    Datalink Corp.                                          26,940     301,459
#*   Dataram Corp.                                            3,351       7,004
#*   Dealertrack Technologies, Inc.                           3,100      86,335
*    Digi International, Inc.                               136,084   1,241,086
*    Digital River, Inc.                                     21,371     309,452
#*   Diodes, Inc.                                            12,942     262,205
*    Dot Hill Systems Corp.                                  28,621      43,218

                                     1224

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   DSP Group, Inc.                                         119,409 $  963,631
#*  Dynamics Research Corp.                                  47,930    279,911
    EarthLink, Inc.                                         483,446  2,750,808
*   EchoStar Corp. Class A                                  130,677  5,131,686
*   Edgewater Technology, Inc.                               75,244    290,442
    Electro Rent Corp.                                      121,041  2,005,649
    Electro Scientific Industries, Inc.                     161,087  1,736,518
*   Electronics for Imaging, Inc.                           199,356  5,326,792
#*  Emcore Corp.                                             45,352    198,188
*   Emulex Corp.                                            239,279  1,435,674
*   Entegris, Inc.                                           13,846    131,260
#*  Entropic Communications, Inc.                            62,665    265,700
    EPIQ Systems, Inc.                                      139,749  1,952,294
    ePlus, Inc.                                              41,062  1,867,500
#*  Euronet Worldwide, Inc.                                  82,212  2,509,932
*   Exar Corp.                                              225,743  2,433,510
#*  Extreme Networks                                        346,305  1,153,196
*   Fabrinet                                                  6,373     87,501
*   Fairchild Semiconductor International, Inc.             325,306  4,196,447
*   First Solar, Inc.                                         9,697    451,492
#*  FormFactor, Inc.                                         68,373    338,446
    Frequency Electronics, Inc.                              28,958    290,159
*   GigOptix, Inc.                                            9,792      9,400
*   Global Cash Access Holdings, Inc.                        11,060     78,858
*   Globecomm Systems, Inc.                                 115,445  1,414,201
*   GSE Systems, Inc.                                        56,149    106,122
*   GSI Group, Inc.                                          24,195    206,625
*   GSI Technology, Inc.                                    103,525    645,996
#   Hackett Group, Inc. (The)                               218,481  1,066,187
*   Harmonic, Inc.                                          255,506  1,451,274
#*  Hutchinson Technology, Inc.                              74,698    209,154
#   IAC/InterActiveCorp                                     161,827  7,617,197
*   ID Systems, Inc.                                         60,584    327,154
#*  Identive Group, Inc.                                    107,678    102,294
#*  IEC Electronics Corp.                                     4,201     24,198
#*  iGO, Inc.                                                 1,278      3,182
*   Ikanos Communications, Inc.                              13,661     22,267
*   Imation Corp.                                           116,292    427,955
*   Ingram Micro, Inc. Class A                              553,452  9,856,980
#*  Innodata, Inc.                                              600      1,968
*   Insight Enterprises, Inc.                               129,087  2,339,056
*   Integrated Device Technology, Inc.                      371,575  2,641,898
*   Integrated Silicon Solution, Inc.                       139,849  1,282,415
#*  Intermec, Inc.                                           19,389    190,788
*   Internap Network Services Corp.                         258,860  2,065,703
#*  International Rectifier Corp.                           172,921  3,667,654
*   Interphase Corp.                                         36,892     87,803
    Intersil Corp. Class A                                  411,155  3,190,563
#*  Intevac, Inc.                                           114,179    517,231
*   IntraLinks Holdings, Inc.                                42,838    245,033
*   IntriCon Corp.                                           13,375     53,901
#*  Itron, Inc.                                               4,340    172,081

                                     1225

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
    IXYS Corp.                                              108,516 $  983,155
*   Kemet Corp.                                              63,961    398,477
*   Key Tronic Corp.                                         57,334    647,874
#   Keynote Systems, Inc.                                    95,505  1,070,611
#*  Kopin Corp.                                             237,250    785,297
*   Kulicke & Soffa Industries, Inc.                        129,941  1,502,118
#*  KVH Industries, Inc.                                     24,703    326,327
*   Lattice Semiconductor Corp.                             311,711  1,449,456
#   Lexmark International, Inc. Class A                      89,111  2,700,954
*   LGL Group, Inc. (The)                                     9,533     49,572
#*  Limelight Networks, Inc.                                155,330    299,787
#*  LoJack Corp.                                              5,481     19,238
*   LTX-Credence Corp.                                       71,028    419,065
#   ManTech International Corp. Class A                      73,769  1,968,895
    Marchex, Inc. Class B                                    93,738    387,138
#*  Market Leader, Inc.                                      64,356    644,847
#*  Mattson Technology, Inc.                                 39,855     61,377
*   MaxLinear, Inc. Class A                                   1,934     12,049
*   Measurement Specialties, Inc.                            47,749  2,042,225
#*  MEMC Electronic Materials, Inc.                         247,961  1,338,989
*   MEMSIC, Inc.                                             24,996    101,734
    Mentor Graphics Corp.                                   147,970  2,701,932
#*  Mercury Systems, Inc.                                    91,672    708,625
    Methode Electronics, Inc.                               178,393  2,565,291
*   Microsemi Corp.                                          10,800    224,640
    MKS Instruments, Inc.                                   143,799  3,863,879
*   ModusLink Global Solutions, Inc.                        205,727    576,036
#*  Monster Worldwide, Inc.                                  97,544    427,243
#*  MoSys, Inc.                                              31,030    140,256
#*  Multi-Fineline Electronix, Inc.                          18,431    280,888
#*  Nanometrics, Inc.                                        26,418    370,645
*   NAPCO Security Technologies, Inc.                        21,296     90,295
*   NeoPhotonics Corp.                                          131        722
#*  NETGEAR, Inc.                                             5,600    166,824
*   Newport Corp.                                           154,755  2,344,538
*   Novatel Wireless, Inc.                                   87,204    228,474
#*  Numerex Corp. Class A                                       231      2,384
#*  Oclaro, Inc.                                            176,592    240,165
*   Official Payments Holdings, Inc.                        192,013  1,079,113
#*  OmniVision Technologies, Inc.                           165,740  2,222,573
*   Oplink Communications, Inc.                             101,264  1,662,755
    Optical Cable Corp.                                      59,643    249,308
*   OSI Systems, Inc.                                        33,655  1,928,431
*   PAR Technology Corp.                                     72,352    303,155
    PC Connection, Inc.                                     232,056  3,582,945
    PC-Tel, Inc.                                            102,769    685,469
*   PCM, Inc.                                               112,274    813,986
    Perceptron, Inc.                                         78,740    550,393
*   Perficient, Inc.                                         47,676    499,644
*   Performance Technologies, Inc.                           67,536     56,730
#*  Pericom Semiconductor Corp.                             212,474  1,372,582
#*  Photronics, Inc.                                        268,046  2,114,883

                                     1226

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Planar Systems, Inc.                                     52,408 $   89,618
#*  PLX Technology, Inc.                                     67,808    316,663
*   PMC - Sierra, Inc.                                      369,980  2,131,085
*   Polycom, Inc.                                            66,189    694,985
*   Power-One, Inc.                                          82,913    524,010
    QAD, Inc. Class B                                           465      4,892
*   Qualstar Corp.                                          101,200    183,172
*   QuinStreet, Inc.                                          3,332     21,791
*   Radisys Corp.                                            98,501    488,565
*   RealNetworks, Inc.                                      164,209  1,264,409
*   Reis, Inc.                                               48,098    771,011
#   RF Industries, Ltd.                                      21,697    129,965
    Richardson Electronics, Ltd.                             77,225    905,849
    Rimage Corp.                                             17,186    154,846
*   Rofin-Sinar Technologies, Inc.                            9,485    236,177
*   Rosetta Stone, Inc.                                       6,965    117,917
*   Rovi Corp.                                               19,468    455,357
#*  Rubicon Technology, Inc.                                 18,192    134,803
#*  Rudolph Technologies, Inc.                              153,272  1,788,684
*   Sanmina Corp.                                           205,118  2,588,589
*   ScanSource, Inc.                                          4,914    142,359
#*  Seachange International, Inc.                           223,184  2,423,778
*   Selectica, Inc.                                           1,891     15,695
#*  ShoreTel, Inc.                                           29,480    106,423
*   Sigma Designs, Inc.                                     150,703    717,346
*   Silicon Graphics International Corp.                      2,251     29,263
*   Silicon Image, Inc.                                     102,338    504,526
#*  Smith Micro Software, Inc.                                7,100      9,940
*   SMTC Corp.                                               15,394     34,021
#*  Sonus Networks, Inc.                                    333,130    699,573
#   Soundbite Communications, Inc.                            6,992     21,396
*   Spansion, Inc. Class A                                   20,099    261,086
#*  SS&C Technologies Holdings, Inc.                          2,900     89,001
*   StarTek, Inc.                                            84,732    587,193
#*  STEC, Inc.                                               86,398    313,625
#*  SunPower Corp.                                          185,231  2,517,289
    Supertex, Inc.                                           17,942    378,217
*   support.com, Inc.                                       203,710    812,803
*   Sykes Enterprises, Inc.                                  60,677    933,819
*   Symmetricom, Inc.                                       266,953  1,388,156
#*  SYNNEX Corp.                                            188,595  6,525,387
*   Tech Data Corp.                                         162,918  7,613,158
#*  TechTarget, Inc.                                        110,603    491,077
*   TeleCommunication Systems, Inc. Class A                 202,360    390,555
*   Telenav, Inc.                                            12,727     66,689
#   Tellabs, Inc.                                           346,738    717,748
    Telular Corp.                                            81,726  1,043,641
#   Tessco Technologies, Inc.                                37,440    765,274
#   Tessera Technologies, Inc.                              138,192  2,814,971
    TheStreet, Inc.                                         179,756    334,346
#*  TriQuint Semiconductor, Inc.                            579,170  3,382,353
    TSR, Inc.                                                 4,582     15,258

                                     1227

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE+
                                                         ------- ------------
Information Technology -- (Continued)
*   TTM Technologies, Inc.                               326,719 $  2,362,178
*   Ultra Clean Holdings                                  15,089       94,457
#   United Online, Inc.                                  406,456    2,763,901
*   UTStarcom Holdings Corp.                              39,544      109,537
*   Veeco Instruments, Inc.                                6,045      230,133
#*  Viasystems Group, Inc.                                   871       11,079
*   Vicon Industries, Inc.                                36,465      122,158
*   Video Display Corp.                                   10,671       38,949
*   Virtusa Corp.                                        322,122    7,154,330
#*  Vishay Intertechnology, Inc.                         396,677    5,569,345
*   Vishay Precision Group, Inc.                          21,916      314,056
    Wayside Technology Group, Inc.                           518        6,211
#*  Web.com Group, Inc.                                    4,664       81,154
#*  Westell Technologies, Inc. Class A                    41,799       81,926
#*  WPCS International, Inc.                              12,639        4,550
*   XO Group, Inc.                                        37,192      418,782
#   Xyratex, Ltd.                                         72,776      777,248
*   Zygo Corp.                                            73,990    1,106,890
                                                                 ------------
Total Information Technology                                      312,638,507
                                                                 ------------
Materials -- (8.0%)
    A Schulman, Inc.                                     174,907    4,542,335
*   AEP Industries, Inc.                                     328       25,289
#*  AM Castle & Co.                                      129,401    2,241,225
*   American Biltrite, Inc.                                   43       17,630
#*  American Pacific Corp.                                38,017      931,797
#   Ashland, Inc.                                        200,935   17,121,671
    Axiall Corp.                                          74,378    3,901,126
    Boise, Inc.                                          487,961    3,898,808
    Buckeye Technologies, Inc.                           172,966    6,501,792
#   Cabot Corp.                                           62,826    2,359,745
*   Century Aluminum Co.                                 385,332    3,144,309
    Chase Corp.                                           18,030      349,782
*   Chemtura Corp.                                        72,421    1,539,671
*   Coeur d'Alene Mines Corp.                            272,130    4,147,261
    Commercial Metals Co.                                363,461    5,313,800
*   Continental Materials Corp.                            1,419       24,478
*   Core Molding Technologies, Inc.                       23,022      205,126
#   Cytec Industries, Inc.                                42,183    3,073,453
#   Domtar Corp.                                         123,167    8,561,338
*   Ferro Corp.                                           83,666      589,009
    Friedman Industries, Inc.                             53,141      505,902
#   FutureFuel Corp.                                      14,627      179,181
#*  General Moly, Inc.                                    11,448       21,293
#*  Golden Minerals Co.                                   10,005       18,209
*   Graphic Packaging Holding Co.                        769,307    5,785,189
    Haynes International, Inc.                            18,879      917,708
    HB Fuller Co.                                          5,681      215,310
*   Headwaters, Inc.                                     273,412    2,969,254
#   Hecla Mining Co.                                     122,361      416,027
#*  Horsehead Holding Corp.                              167,234    1,789,404
#   Huntsman Corp.                                       346,468    6,534,387

                                     1228

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Materials -- (Continued)
      Innospec, Inc.                                         5,113 $    225,023
#     Kaiser Aluminum Corp.                                 92,915    5,853,645
      KapStone Paper and Packaging Corp.                   189,352    5,601,032
#     KMG Chemicals, Inc.                                    7,287      133,789
*     Kraton Performance Polymers, Inc.                        250        5,678
#*    Landec Corp.                                         128,844    1,727,798
*     Louisiana-Pacific Corp.                              670,853   12,155,856
#     Materion Corp.                                        88,670    2,348,868
#*    McEwen Mining, Inc.                                  141,800      330,394
      MeadWestvaco Corp.                                   386,074   13,311,832
#*    Mercer International, Inc.                           186,841    1,175,230
      Minerals Technologies, Inc.                          106,056    4,309,055
#*    Mod-Pac Corp.                                         17,773      148,405
#     Myers Industries, Inc.                               180,201    2,670,579
      Neenah Paper, Inc.                                    52,936    1,522,439
      Noranda Aluminum Holding Corp.                         1,300        4,953
*     Northern Technologies International Corp.             20,514      221,551
#     Olympic Steel, Inc.                                   76,274    1,525,480
#*    OM Group, Inc.                                       173,900    4,255,333
*     OMNOVA Solutions, Inc.                                21,629      144,265
*     Penford Corp.                                         60,138      661,518
      PH Glatfelter Co.                                    220,312    5,287,488
      PolyOne Corp.                                        285,179    6,425,083
#     Quaker Chemical Corp.                                 43,560    2,688,523
      Reliance Steel & Aluminum Co.                        200,657   13,056,751
#*    Resolute Forest Products, Inc.                         1,584       23,174
      Rock Tenn Co. Class A                                149,967   15,017,695
#*    RTI International Metals, Inc.                       147,957    4,293,712
#     Schnitzer Steel Industries, Inc. Class A              90,669    2,224,111
      Sealed Air Corp.                                      32,648      722,174
      Steel Dynamics, Inc.                                 147,220    2,214,189
#*    Stillwater Mining Co.                                 58,088      722,615
*     SunCoke Energy, Inc.                                 138,710    2,098,682
      Synalloy Corp.                                        27,564      388,377
#*    Texas Industries, Inc.                                86,140    5,485,395
      Tredegar Corp.                                       169,916    5,029,514
*     United States Lime & Minerals, Inc.                    2,342      108,154
#     United States Steel Corp.                            168,103    2,992,233
*     Universal Stainless & Alloy Products, Inc.            44,949    1,571,417
#     Vulcan Materials Co.                                 167,005    8,330,209
      Wausau Paper Corp.                                   167,245    1,702,554
      Westlake Chemical Corp.                              142,636   11,858,757
      Worthington Industries, Inc.                         192,945    6,208,970
      Zep, Inc.                                              1,900       28,880
#*    Zoltek Cos., Inc.                                    155,775    2,057,788
                                                                   ------------
Total Materials                                                     246,710,677
                                                                   ------------
Other -- (0.0%)
(o)*  Allen Organ Co. Escrow Shares                            400           --
(o)*  Gerber Scientific, Inc. Escrow Shares                182,700           --
(o)*  Petrocorp, Inc. Escrow Shares                          4,900          294

                                     1229

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                      ---------- --------------
Other -- (Continued)
(o)*   Price Communications Liquidation Trust            262,880 $           --
Total Other                                                                 294
Telecommunication Services -- (0.5%)
       Alteva                                             12,429        129,510
       Atlantic Tele-Network, Inc.                         5,482        278,321
*      Cbeyond, Inc.                                      16,628        145,994
#      Frontier Communications Corp.                      55,026        228,908
#*     General Communication, Inc. Class A               156,234      1,517,032
#*     Hawaiian Telcom Holdco, Inc.                          780         18,853
#      HickoryTech Corp.                                  43,317        445,299
#      IDT Corp. Class B                                  19,608        290,002
#*     Iridium Communications, Inc.                      145,080        973,487
#*     Leap Wireless International, Inc.                 106,992        611,994
*      MetroPCS Communications, Inc.                      44,693        529,165
#      Neutral Tandem, Inc.                               13,088         39,002
#*     NII Holdings, Inc.                                 58,412        508,184
#*     ORBCOMM, Inc.                                      91,316        431,925
*      Premiere Global Services, Inc.                     71,808        806,404
#      Primus Telecommunications Group, Inc.              15,347        192,912
       Shenandoah Telecommunications Co.                   1,000         16,390
       Telephone & Data Systems, Inc.                    274,975      6,170,439
#*     United States Cellular Corp.                       48,815      1,876,449
       USA Mobility, Inc.                                 38,580        523,531
#*     Vonage Holdings Corp.                              16,168         49,312
                                                                 --------------
Total Telecommunication Services                                     15,783,113
                                                                 --------------
Utilities -- (0.2%)
#      Consolidated Water Co., Ltd.                       13,053        130,138
#      Genie Energy, Ltd. Class B                         59,779        644,417
       NRG Energy, Inc.                                  125,664      3,502,256
#      Ormat Technologies, Inc.                           33,606        730,594
       SJW Corp.                                          41,552      1,053,759
#*     Synthesis Energy Systems, Inc.                     39,547         42,711
#      UGI Corp.                                          41,567      1,703,416
                                                                 --------------
Total Utilities                                                       7,807,291
                                                                 --------------
TOTAL COMMON STOCKS                                               2,728,971,691
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   CVR Energy, Inc. Contingent Value Rights          315,268             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                      7,168         14,336
(o)#*  PhotoMedex, Inc. Contingent Value Warrants            126             --
(o)*   United Community Financial Corp. Rights           257,483         19,685
(o)*   Wright Medical Group, Inc. Contingent Value
         Rights                                              500          1,300
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    35,321
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid Reserves     11,405,446     11,405,446
                                                                 --------------

                                     1230

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)        VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (11.3%)
(S)@  DFA Short Term Investment Fund                  30,248,649 $  349,976,868
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,186,611,223)              $3,090,389,326
                                                                 ==============

                                     1231

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- ----------
COMMON STOCKS -- (85.8%)

Consumer Discretionary -- (15.1%)
*   1-800-Flowers.com, Inc. Class A                          68,093 $  403,792
    Aaron's, Inc.                                            24,212    695,127
#*  Aeropostale, Inc.                                        86,100  1,262,226
*   AFC Enterprises, Inc.                                    45,337  1,445,344
    AH Belo Corp. Class A                                    46,600    270,280
*   ALCO Stores, Inc.                                         1,500     11,100
    Ambassadors Group, Inc.                                  28,647     95,967
    Amcon Distributing Co.                                      300     21,345
*   America's Car-Mart, Inc.                                 25,524  1,180,996
    American Greetings Corp. Class A                         38,825    715,933
#*  American Public Education, Inc.                           5,700    191,121
    Ameristar Casinos, Inc.                                  37,857    999,046
*   ANN, Inc.                                                51,700  1,527,218
    Arbitron, Inc.                                           20,400    952,476
*   Arctic Cat, Inc.                                         28,530  1,283,565
    Ark Restaurants Corp.                                     5,609    122,164
*   Asbury Automotive Group, Inc.                            46,541  1,865,829
#*  Ascena Retail Group, Inc.                                52,390    969,215
*   Ascent Capital Group, Inc. Class A                       17,613  1,171,088
*   Ballantyne Strong, Inc.                                  38,851    174,441
#*  Bally Technologies, Inc.                                 20,129  1,072,473
#*  Barnes & Noble, Inc.                                     74,850  1,357,031
    Bassett Furniture Industries, Inc.                       26,661    374,054
    Beasley Broadcasting Group, Inc. Class A                 20,332    132,768
#*  Beazer Homes USA, Inc.                                   35,040    566,246
#   bebe stores, Inc.                                       146,287    827,984
    Belo Corp. Class A                                       86,357    925,747
    Big 5 Sporting Goods Corp.                               41,386    695,285
#*  Big Lots, Inc.                                              350     12,747
*   Biglari Holdings, Inc.                                    2,860  1,107,621
#*  BJ's Restaurants, Inc.                                   36,853  1,264,058
*   Blue Nile, Inc.                                          12,176    397,303
#   Blyth, Inc.                                              36,641    603,844
    Bob Evans Farms, Inc.                                    44,644  1,934,871
#*  Body Central Corp.                                       22,473    228,775
#   Bon-Ton Stores, Inc. (The)                               33,773    518,078
#*  Books-A-Million, Inc.                                    28,867     75,054
    Bowl America, Inc. Class A                                1,400     17,836
#*  Boyd Gaming Corp.                                        69,502    834,024
*   Bravo Brio Restaurant Group, Inc.                        31,583    536,911
*   Bridgepoint Education, Inc.                              25,871    278,889
    Brown Shoe Co., Inc.                                     82,638  1,397,409
#   Brunswick Corp.                                          30,204    956,259
#   Buckle, Inc. (The)                                       33,124  1,608,170
#*  Buffalo Wild Wings, Inc.                                 19,661  1,769,490
*   Build-A-Bear Workshop, Inc.                              39,037    197,918
*   Cabela's, Inc.                                           79,425  5,099,085
#*  Cache, Inc.                                              38,804    148,231
#*  Caesars Entertainment Corp.                               4,060     64,595
    Callaway Golf Co.                                       162,347  1,087,725
*   Cambium Learning Group, Inc.                             47,089     45,676

                                     1232

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Canterbury Park Holding Corp.                             7,639 $   89,758
*   Capella Education Co.                                    13,488    477,745
*   Carmike Cinemas, Inc.                                    29,056    510,223
    Carriage Services, Inc.                                  46,003    804,592
*   Carrols Restaurant Group, Inc.                           61,109    290,268
*   Carter's, Inc.                                           23,400  1,530,126
    Cato Corp. (The) Class A                                 35,553    853,628
*   Cavco Industries, Inc.                                   15,402    702,639
    CEC Entertainment, Inc.                                  20,884    696,899
*   Central European Media Enterprises, Ltd. Class A            400      1,480
*   Charles & Colvard, Ltd.                                   7,705     29,972
#   Cheesecake Factory, Inc. (The)                           55,611  2,214,430
    Cherokee, Inc.                                           16,547    215,607
*   Children's Place Retail Stores, Inc. (The)               29,165  1,426,752
#   Choice Hotels International, Inc.                        34,884  1,362,569
*   Christopher & Banks Corp.                                37,662    261,751
    Churchill Downs, Inc.                                    21,185  1,619,805
*   Citi Trends, Inc.                                        25,734    302,889
*   Cobra Electronics Corp.                                   2,099      6,444
#*  Coinstar, Inc.                                           10,200    538,662
#*  Coldwater Creek, Inc.                                    15,314     54,671
#   Collectors Universe                                      20,036    238,629
#   Columbia Sportswear Co.                                   6,601    386,819
*   Conn's, Inc.                                             78,720  3,409,363
    Cooper Tire & Rubber Co.                                 59,616  1,483,842
    Core-Mark Holding Co., Inc.                              28,897  1,503,800
*   Corinthian Colleges, Inc.                               195,882    391,764
#   Cracker Barrel Old Country Store, Inc.                   24,607  2,035,983
*   Crocs, Inc.                                              92,600  1,483,452
*   Crown Media Holdings, Inc. Class A                       86,408    177,136
    CSS Industries, Inc.                                     20,525    588,247
    CTC Media, Inc.                                          90,377  1,128,809
    Culp, Inc.                                               35,956    583,925
#*  Cumulus Media, Inc. Class A                              86,653    276,423
    Dana Holding Corp.                                          100      1,725
#*  Deckers Outdoor Corp.                                    18,685  1,029,917
*   dELiA*s, Inc.                                            21,097     13,916
*   Delta Apparel, Inc.                                       5,459     73,041
    Destination Maternity Corp.                              31,369    745,014
*   Destination XL Group, Inc.                              114,584    570,628
#   DeVry, Inc.                                               6,163    172,626
#*  Digital Generation, Inc.                                 62,982    421,979
    Dillard's, Inc. Class A                                  51,751  4,264,800
    DineEquity, Inc.                                         22,844  1,627,407
*   Dixie Group, Inc. (The)                                  15,145     90,567
    Domino's Pizza, Inc.                                     54,821  3,026,119
    Dorman Products, Inc.                                    58,084  2,192,090
    Dover Downs Gaming & Entertainment, Inc.                 26,221     48,247
    Dover Motorsports, Inc.                                  27,257     56,967
#*  DreamWorks Animation SKG, Inc. Class A                   41,851    806,887
#   Drew Industries, Inc.                                    44,007  1,588,653
#   DSW, Inc. Class A                                        38,341  2,535,107

                                     1233

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#   Educational Development Corp.                             2,842 $   10,061
    Einstein Noah Restaurant Group, Inc.                     30,560    440,370
*   Emerson Radio Corp.                                      37,654     60,246
#*  Entercom Communications Corp. Class A                    40,881    323,369
*   Entertainment Gaming Asia, Inc.                           3,555      7,039
    Entravision Communications Corp. Class A                 56,915    219,692
    Escalade, Inc.                                           10,576     60,706
#   Ethan Allen Interiors, Inc.                              39,716  1,162,885
*   EW Scripps Co. Class A                                  100,095  1,390,320
*   Exide Technologies                                       75,363     63,840
#*  Express, Inc.                                            41,522    756,116
#*  FAB Universal Corp.                                      15,344     67,974
*   Famous Dave's Of America, Inc.                           19,657    217,210
*   Federal-Mogul Corp.                                       5,386     40,287
*   Fiesta Restaurant Group, Inc.                            47,558  1,296,431
*   Fifth & Pacific Cos., Inc.                               41,169    848,905
    Finish Line, Inc. (The) Class A                          96,347  1,868,168
    Fisher Communications, Inc.                              18,437    763,661
*   Flanigan's Enterprises, Inc.                              1,877     14,415
    Flexsteel Industries, Inc.                                4,929    101,488
    Fred's, Inc. Class A                                     79,527  1,131,669
    Frisch's Restaurants, Inc.                                5,471     89,287
*   Fuel Systems Solutions, Inc.                             36,926    580,107
*   Full House Resorts, Inc.                                 43,994    121,423
#*  Furniture Brands International, Inc.                     48,364     53,200
*   G-III Apparel Group, Ltd.                                41,439  1,684,910
*   Gaiam, Inc. Class A                                      32,505    142,697
    Gaming Partners International Corp.                      20,256    175,012
*   Geeknet, Inc.                                             7,936    103,803
*   Genesco, Inc.                                            36,236  2,230,326
*   Gentherm, Inc.                                           42,427    646,163
*   Gordmans Stores, Inc.                                    15,790    178,111
*   Grand Canyon Education, Inc.                             35,116    897,916
*   Gray Television, Inc.                                   122,169    775,773
*   Gray Television, Inc. Class A                               912      5,353
    Group 1 Automotive, Inc.                                 35,286  2,134,097
#   Guess?, Inc.                                             14,739    407,976
*   Hallwood Group, Inc. (The)                                1,645     13,119
    Harte-Hanks, Inc.                                        91,505    725,635
    Hastings Entertainment, Inc.                              4,292     10,837
    Haverty Furniture Cos., Inc.                             43,931  1,044,679
    Haverty Furniture Cos., Inc. Class A                        457     10,831
*   Helen of Troy, Ltd.                                      45,191  1,576,262
#*  hhgregg, Inc.                                            62,878    849,482
#*  Hibbett Sports, Inc.                                     24,729  1,356,386
    Hillenbrand, Inc.                                        39,477    992,057
*   Hollywood Media Corp.                                    26,966     37,213
    Hooker Furniture Corp.                                   25,088    433,772
    Hot Topic, Inc.                                         111,042  1,549,036
#   HSN, Inc.                                                 3,000    157,740
*   Iconix Brand Group, Inc.                                102,033  2,923,245
    International Speedway Corp. Class A                     42,546  1,398,487

                                     1234

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Interval Leisure Group, Inc.                             48,477 $  923,972
#*  iRobot Corp.                                             17,098    497,381
*   Isle of Capri Casinos, Inc.                              62,507    478,804
#*  ITT Educational Services, Inc.                            8,500    155,635
*   Jack in the Box, Inc.                                    42,100  1,509,285
    JAKKS Pacific, Inc.                                      36,577    399,055
*   Johnson Outdoors, Inc. Class A                           16,903    396,544
    Jones Group, Inc. (The)                                 101,441  1,420,174
#*  Jos A Bank Clothiers, Inc.                               37,838  1,652,764
*   Journal Communications, Inc. Class A                     99,041    674,469
*   K-Swiss, Inc. Class A                                    37,740    178,888
#*  K12, Inc.                                                25,901    659,698
#   KB Home                                                  41,700    939,918
*   Kid Brands, Inc.                                         34,149     38,588
*   Kirkland's, Inc.                                         46,173    556,846
*   Kona Grill, Inc.                                         10,087     98,348
    Koss Corp.                                                8,015     39,193
*   Krispy Kreme Doughnuts, Inc.                            137,728  1,881,365
    La-Z-Boy, Inc.                                          116,492  2,103,846
#*  Lakeland Industries, Inc.                                10,138     40,451
#*  LeapFrog Enterprises, Inc.                              101,530    907,678
*   Learning Tree International, Inc.                        29,551    110,816
*   Lee Enterprises, Inc.                                    38,034     54,769
*   Libbey, Inc.                                             36,373    704,545
#*  Life Time Fitness, Inc.                                  30,531  1,409,922
    Lifetime Brands, Inc.                                    27,425    370,238
*   LIN TV Corp. Class A                                     80,193    987,176
    Lincoln Educational Services Corp.                       34,135    190,132
    Lithia Motors, Inc. Class A                              51,735  2,561,917
*   Live Nation Entertainment, Inc.                         101,740  1,284,976
    Loral Space & Communications, Inc.                       16,665  1,025,231
*   Luby's, Inc.                                             65,770    447,894
#*  Lumber Liquidators Holdings, Inc.                        29,224  2,395,199
*   M/I Homes, Inc.                                          45,062  1,108,525
    Mac-Gray Corp.                                           32,445    420,163
*   Madison Square Garden Co. (The) Class A                  22,099  1,331,907
*   Maidenform Brands, Inc.                                  46,909    844,362
    Marcus Corp.                                             41,404    531,627
    Marine Products Corp.                                    57,093    412,782
*   MarineMax, Inc.                                          55,692    645,470
*   Marriott Vacations Worldwide Corp.                          498     22,649
*   Martha Stewart Living Omnimedia Class A                  71,778    177,292
    Matthews International Corp. Class A                     25,688    945,575
#*  McClatchy Co. (The) Class A                              91,268    210,829
    MDC Holdings, Inc.                                       40,167  1,510,279
#*  Media General, Inc. Class A                              45,073    369,599
    Men's Wearhouse, Inc. (The)                              68,501  2,294,784
#   Meredith Corp.                                           33,176  1,287,892
*   Meritage Homes Corp.                                     43,549  2,124,756
*   Modine Manufacturing Co.                                 54,188    495,278
*   Monarch Casino & Resort, Inc.                            36,281    466,936
#   Monro Muffler Brake, Inc.                                32,229  1,332,991

                                     1235

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#*  Morgans Hotel Group Co.                                     472 $    2,893
*   Motorcar Parts of America, Inc.                          28,642    171,279
    Movado Group, Inc.                                       45,116  1,364,308
*   MTR Gaming Group, Inc.                                   15,246     52,599
*   Multimedia Games Holding Co., Inc.                       35,732    881,151
    NACCO Industries, Inc. Class A                           14,900    864,498
*   Nathan's Famous, Inc.                                    14,980    668,857
    National CineMedia, Inc.                                 65,980  1,071,515
*   Nautilus, Inc.                                           79,994    550,359
*   Navarre Corp.                                            73,810    180,096
*   New York & Co., Inc.                                    133,063    593,461
*   New York Times Co. (The) Class A                        140,200  1,242,172
    Nexstar Broadcasting Group, Inc. Class A                 33,220    808,907
*   Nobility Homes, Inc.                                      6,093     34,578
#   Nutrisystem, Inc.                                        44,937    363,990
*   Office Depot, Inc.                                      174,163    672,269
    OfficeMax, Inc.                                         100,418  1,155,811
#*  Orbitz Worldwide, Inc.                                  114,587    685,230
*   Orient-Express Hotels, Ltd. Class A                     127,967  1,292,467
    Outdoor Channel Holdings, Inc.                           58,587    512,636
#*  Overstock.com, Inc.                                      14,611    303,909
#   Oxford Industries, Inc.                                  25,494  1,507,460
#*  Pacific Sunwear of California, Inc.                     109,976    302,434
#*  Pandora Media, Inc.                                      58,392    813,401
*   Papa John's International, Inc.                          22,920  1,443,960
    Penske Automotive Group, Inc.                            63,948  1,977,272
*   Pep Boys-Manny Moe & Jack (The)                          86,776  1,006,602
*   Perfumania Holdings, Inc.                                 9,679     60,300
    Perry Ellis International, Inc.                          37,717    662,688
#   PetMed Express, Inc.                                     50,778    634,725
#   Pier 1 Imports, Inc.                                    103,627  2,405,183
*   Pinnacle Entertainment, Inc.                             72,817  1,387,892
#   Pool Corp.                                               38,044  1,864,917
*   Quiksilver, Inc.                                        284,302  1,913,352
#   RadioShack Corp.                                         79,625    252,411
*   Reading International, Inc. Class B                       2,340     16,450
*   Red Lion Hotels Corp.                                    42,183    275,455
*   Red Robin Gourmet Burgers, Inc.                          31,187  1,508,515
#   Regal Entertainment Group Class A                        36,762    659,510
#   Regis Corp.                                              81,444  1,527,075
    Rent-A-Center, Inc.                                      49,391  1,725,228
*   Rentrak Corp.                                            22,753    515,128
    RG Barry Corp.                                           29,993    413,603
*   Rick's Cabaret International, Inc.                       23,683    199,885
*   Rocky Brands, Inc.                                       17,635    260,998
*   Ruby Tuesday, Inc.                                      138,048  1,330,783
#*  rue21, Inc.                                              18,544    591,554
*   Ruth's Hospitality Group, Inc.                           83,996    832,400
    Ryland Group, Inc. (The)                                 43,387  1,955,018
    Saga Communications, Inc. Class A                        15,886    731,391
#*  Saks, Inc.                                              221,647  2,560,023
    Salem Communications Corp. Class A                        7,225     66,326

                                     1236

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Scholastic Corp.                                         32,401 $  889,407
*   Scientific Games Corp. Class A                           88,145    782,728
#*  Select Comfort Corp.                                     89,608  1,901,482
    Service Corp. International/US                           17,417    293,999
*   SHFL Entertainment, Inc.                                106,478  1,682,352
    Shiloh Industries, Inc.                                  48,090    473,687
    Shoe Carnival, Inc.                                      48,652  1,013,421
*   Shutterfly, Inc.                                         44,735  1,992,050
    Sinclair Broadcast Group, Inc. Class A                   60,450  1,620,060
*   Skechers U.S.A., Inc. Class A                            52,918  1,099,636
#*  Skullcandy, Inc.                                         22,472    115,506
*   Skyline Corp.                                            11,206     50,763
#*  Smith & Wesson Holding Corp.                            178,448  1,566,773
    Sonic Automotive, Inc. Class A                           37,197    817,962
*   Sonic Corp.                                              84,128  1,054,124
#   Sotheby's                                                25,482    904,101
*   Spanish Broadcasting System, Inc. Class A                 4,462     13,475
    Spartan Motors, Inc.                                     76,607    407,549
    Speedway Motorsports, Inc.                               46,260    834,068
*   Sport Chalet, Inc. Class A                               13,582     18,743
    Stage Stores, Inc.                                       44,376  1,228,771
    Standard Motor Products, Inc.                            51,864  1,589,113
#*  Standard Pacific Corp.                                  189,748  1,717,219
*   Stanley Furniture Co., Inc.                              23,297     92,023
#*  Starz - Liberty Capital                                  89,401  2,090,195
    Stein Mart, Inc.                                         89,200    705,572
*   Steiner Leisure, Ltd.                                    15,336    742,722
*   Steinway Musical Instruments, Inc.                       28,170    702,560
*   Steven Madden, Ltd.                                      55,010  2,675,136
#   Stewart Enterprises, Inc. Class A                       121,212  1,079,999
*   Stoneridge, Inc.                                         45,944    347,796
    Strattec Security Corp.                                   5,703    207,988
#   Strayer Education, Inc.                                   3,330    157,709
#   Sturm Ruger & Co., Inc.                                  31,391  1,609,417
    Superior Industries International, Inc.                  57,893  1,062,916
    Superior Uniform Group, Inc.                              9,036    104,998
    Systemax, Inc.                                           69,101    632,965
*   Tandy Brands Accessories, Inc.                           14,455      7,372
*   Tandy Leather Factory, Inc.                              22,365    158,792
#*  Tempur-Pedic International, Inc.                         16,600    805,100
*   Tenneco, Inc.                                            41,414  1,601,479
#   Texas Roadhouse, Inc.                                    73,400  1,724,900
#   Thor Industries, Inc.                                    50,891  1,887,547
*   Tile Shop Holdings, Inc.                                  4,897    121,446
*   Tower International, Inc.                                   205      3,298
    Town Sports International Holdings, Inc.                 57,540    579,428
    Trans World Entertainment Corp.                           9,128     39,250
    True Religion Apparel, Inc.                              34,282    927,671
*   Tuesday Morning Corp.                                    61,719    500,541
*   Unifi, Inc.                                              37,068    722,826
*   Universal Electronics, Inc.                              27,080    622,298
    Universal Technical Institute, Inc.                      48,808    579,351

                                     1237

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CONTINUED

                                                         SHARES     VALUE+
                                                         ------- ------------
Consumer Discretionary -- (Continued)
#*  UQM Technologies, Inc.                                43,051 $     30,136
*   US Auto Parts Network, Inc.                           51,221       64,026
    Vail Resorts, Inc.                                    33,000    1,989,900
#   Valassis Communications, Inc.                         71,346    1,828,598
#   Value Line, Inc.                                       4,536       42,457
*   Valuevision Media, Inc. Class A                       55,493      238,620
#*  Vera Bradley, Inc.                                     8,430      192,373
#*  Vitacost.com, Inc.                                     9,808       76,306
*   Vitamin Shoppe, Inc.                                  31,166    1,531,809
*   VOXX International Corp.                              48,471      461,929
*   Wells-Gardner Electronics Corp.                       26,612       56,417
    Wendy's Co. (The)                                    314,539    1,789,727
*   West Marine, Inc.                                     52,591      622,152
*   Wet Seal, Inc. (The) Class A                         145,783      475,253
    Weyco Group, Inc.                                     12,523      300,552
    Winmark Corp.                                          8,419      520,884
*   Winnebago Industries, Inc.                            60,938    1,116,384
*   WMS Industries, Inc.                                  83,177    2,111,032
#   Wolverine World Wide, Inc.                            29,253    1,397,416
#   World Wrestling Entertainment, Inc. Class A           18,040      165,607
#*  Zagg, Inc.                                            36,131      244,607
*   Zale Corp.                                            77,014      341,942
#*  Zumiez, Inc.                                          33,787      978,809
                                                                 ------------
Total Consumer Discretionary                                      272,230,566
                                                                 ------------
Consumer Staples -- (3.9%)
    Alico, Inc.                                           13,589      568,156
*   Alliance One International, Inc.                     167,975      629,906
    Andersons, Inc. (The)                                 21,155    1,153,371
    Arden Group, Inc. Class A                                199       19,681
    B&G Foods, Inc.                                       65,317    2,015,683
#*  Boston Beer Co., Inc. (The) Class A                    8,600    1,456,152
*   Boulder Brands, Inc.                                 133,867    1,206,142
#   Bridgford Foods Corp.                                  6,838       55,217
    Cal-Maine Foods, Inc.                                 24,900    1,062,732
    Calavo Growers, Inc.                                  27,927      792,010
    CCA Industries, Inc.                                  12,833       49,792
*   Central Garden and Pet Co.                            27,336      239,190
*   Central Garden and Pet Co. Class A                    75,319      662,807
*   Chiquita Brands International, Inc.                  108,338      934,957
    Coca-Cola Bottling Co. Consolidated                   12,562      772,563
*   Craft Brew Alliance, Inc.                             43,879      329,970
*   Darling International, Inc.                          105,120    1,945,771
#*  Dean Foods Co.                                       154,791    2,962,700
#*  Diamond Foods, Inc.                                   19,820      298,886
*   Dole Food Co., Inc.                                   93,411    1,005,102
#*  Elizabeth Arden, Inc.                                 41,267    1,689,884
*   Farmer Bros Co.                                       26,782      405,747
    Fresh Del Monte Produce, Inc.                         82,736    2,102,322
    Golden Enterprises, Inc.                               3,061       10,591
    Griffin Land & Nurseries, Inc.                         2,305       68,804
#*  Hain Celestial Group, Inc. (The)                      53,402    3,484,480

                                     1238

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
#   Harris Teeter Supermarkets, Inc.                         21,885 $   914,574
    Ingles Markets, Inc. Class A                             31,886     679,810
    Inter Parfums, Inc.                                      63,168   1,829,977
*   Inventure Foods, Inc.                                     3,982      30,502
    J&J Snack Foods Corp.                                    22,538   1,690,801
    John B Sanfilippo & Son, Inc.                            17,297     362,891
#   Lancaster Colony Corp.                                   17,945   1,416,399
    Lifeway Foods, Inc.                                      28,187     357,411
    Limoneira Co.                                               105       1,956
*   Mannatech, Inc.                                           3,043      22,670
*   Medifast, Inc.                                           34,611     906,808
    MGP Ingredients, Inc.                                    41,536     203,526
    Nash Finch Co.                                           25,301     519,936
    National Beverage Corp.                                  81,150   1,195,339
*   Natural Alternatives International, Inc.                 17,104      75,942
#   Nu Skin Enterprises, Inc. Class A                        12,563     637,321
    Nutraceutical International Corp.                        26,269     485,188
    Oil-Dri Corp. of America                                 12,831     352,981
*   Omega Protein Corp.                                      48,285     449,533
    Orchids Paper Products Co.                                  810      18,630
*   Overhill Farms, Inc.                                     36,970     147,880
*   Pantry, Inc. (The)                                       53,734     785,054
*   Pilgrim's Pride Corp.                                   185,569   1,816,721
*   Post Holdings, Inc.                                      44,272   1,938,671
*   Prestige Brands Holdings, Inc.                          110,081   2,966,683
#   Pricesmart, Inc.                                         28,537   2,546,357
    Reliv International, Inc.                                25,871      32,856
*   Revlon, Inc. Class A                                     77,452   1,498,696
    Rocky Mountain Chocolate Factory, Inc.                   12,843     156,941
    Sanderson Farms, Inc.                                    25,478   1,560,782
    Seaboard Corp.                                               99     271,852
*   Seneca Foods Corp. Class A                               21,308     694,428
*   Seneca Foods Corp. Class B                                1,443      46,796
    Snyders-Lance, Inc.                                      77,538   1,952,407
    Spartan Stores, Inc.                                     49,847     836,433
    Spectrum Brands Holdings, Inc.                           43,525   2,437,400
*   Susser Holdings Corp.                                    41,279   2,194,804
*   Tofutti Brands, Inc.                                      7,749      11,856
#   Tootsie Roll Industries, Inc.                            32,879   1,026,811
*   TreeHouse Foods, Inc.                                    33,360   2,125,366
*   United Natural Foods, Inc.                               10,825     540,600
    United-Guardian, Inc.                                    13,162     292,986
    Universal Corp.                                          33,750   1,942,312
#*  USANA Health Sciences, Inc.                              26,952   1,520,632
#   Vector Group, Ltd.                                       50,412     822,220
    Village Super Market, Inc. Class A                       10,450     367,840
    WD-40 Co.                                                13,602     733,556
    Weis Markets, Inc.                                       31,449   1,315,512
                                                                    -----------
Total Consumer Staples                                               70,659,263
                                                                    -----------
Energy -- (4.6%)
    Adams Resources & Energy, Inc.                            9,276     460,924

                                     1239

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Energy -- (Continued)
    Alon USA Energy, Inc.                                    82,924 $1,376,538
*   Alpha Natural Resources, Inc.                            54,983    407,974
#*  Approach Resources, Inc.                                 46,357  1,099,588
#   Arch Coal, Inc.                                          50,938    247,049
#*  Atwood Oceanics, Inc.                                    24,352  1,194,466
*   Barnwell Industries, Inc.                                 8,064     24,998
*   Basic Energy Services, Inc.                              78,242  1,074,263
    Berry Petroleum Co. Class A                              44,765  2,144,691
#*  Bill Barrett Corp.                                       28,527    566,546
#*  BioFuel Energy Corp.                                         31        134
    Bolt Technology Corp.                                    23,475    375,600
*   Bonanza Creek Energy, Inc.                                4,448    152,789
#*  BPZ Resources, Inc.                                     217,187    464,780
    Bristow Group, Inc.                                      45,458  2,872,946
#*  C&J Energy Services, Inc.                                19,324    382,422
#*  Cal Dive International, Inc.                            136,718    228,319
*   Callon Petroleum Co.                                     84,235    301,561
#   CARBO Ceramics, Inc.                                     18,738  1,323,840
#*  Carrizo Oil & Gas, Inc.                                  41,407  1,002,878
*   Clayton Williams Energy, Inc.                            17,125    661,025
#*  Clean Energy Fuels Corp.                                 89,736  1,183,618
*   Cloud Peak Energy, Inc.                                  42,323    826,991
*   Comstock Resources, Inc.                                 17,198    269,321
    Contango Oil & Gas Co.                                   23,999    902,842
*   Crimson Exploration, Inc.                                86,361    265,128
    Crosstex Energy, Inc.                                    91,637  1,687,037
*   Dawson Geophysical Co.                                   17,660    542,868
    Delek US Holdings, Inc.                                  73,167  2,640,597
    DHT Holdings, Inc.                                        9,072     39,010
*   Double Eagle Petroleum Co.                               29,317    145,705
#*  Endeavour International Corp.                            79,630    218,186
*   ENGlobal Corp.                                           61,009     23,793
*   EPL Oil & Gas, Inc.                                      60,632  1,980,847
*   Era Group, Inc.                                          16,453    375,951
*   Evolution Petroleum Corp.                                16,274    161,764
#   EXCO Resources, Inc.                                    111,175    807,130
*   Exterran Holdings, Inc.                                  71,583  1,891,223
*   FieldPoint Petroleum Corp.                               18,199     71,886
*   Geospace Technologies Corp.                              19,164  1,616,867
#*  Gevo, Inc.                                               11,048     20,384
#*  Global Geophysical Services, Inc.                        80,488    292,976
*   Green Plains Renewable Energy, Inc.                      69,992    875,600
    Gulf Island Fabrication, Inc.                            34,046    699,986
    Gulfmark Offshore, Inc. Class A                          34,065  1,417,785
*   Gulfport Energy Corp.                                    47,045  2,455,279
#*  Halcon Resources Corp.                                   74,911    489,918
*   Harvest Natural Resources, Inc.                         108,597    356,198
#*  Heckmann Corp.                                          201,195    742,410
*   Helix Energy Solutions Group, Inc.                      116,043  2,673,631
*   Hercules Offshore, Inc.                                 242,670  1,788,478
*   HKN, Inc.                                                   853     76,024
*   Hornbeck Offshore Services, Inc.                         54,244  2,436,640

                                     1240

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Energy -- (Continued)
#*  Houston American Energy Corp.                            24,635 $    4,703
*   ION Geophysical Corp.                                   288,212  1,798,443
#*  James River Coal Co.                                     61,725    101,846
#   Knightsbridge Tankers, Ltd.                               1,700     11,645
*   Lucas Energy, Inc.                                       35,619     45,948
    Lufkin Industries, Inc.                                  24,184  2,135,205
#*  Magnum Hunter Resources Corp.                           201,752    548,765
*   Matrix Service Co.                                       58,932    885,748
#*  Mexco Energy Corp.                                        2,735     16,068
#*  Miller Energy Resources, Inc.                             5,451     20,714
*   Mitcham Industries, Inc.                                 29,489    437,912
*   Natural Gas Services Group, Inc.                         27,719    559,647
*   Newpark Resources, Inc.                                 152,274  1,598,877
#   Nordic American Tankers, Ltd.                            13,085    116,587
#*  Northern Oil and Gas, Inc.                               56,460    727,769
*   Overseas Shipholding Group, Inc.                         31,716    105,297
    Panhandle Oil and Gas, Inc. Class A                      14,883    423,868
*   Parker Drilling Co.                                     200,975    828,017
*   PDC Energy, Inc.                                         36,400  1,576,120
#   Penn Virginia Corp.                                      77,795    313,514
*   PetroQuest Energy, Inc.                                 101,509    434,459
*   PHI, Inc. (69336T106)                                       200      5,513
*   PHI, Inc. (69336T205)                                    28,808    799,998
*   Pioneer Energy Services Corp.                           117,881    831,061
*   PostRock Energy Corp.                                    18,924     27,440
*   Pyramid Oil Co.                                          12,084     49,363
*   Renewable Energy Group, Inc.                              1,566     15,394
    Rentech, Inc.                                           455,209    942,283
*   REX American Resources Corp.                             18,425    344,363
*   Rex Energy Corp.                                         78,455  1,260,772
#*  RigNet, Inc.                                              2,184     52,853
*   Rosetta Resources, Inc.                                  10,594    454,589
#   RPC, Inc.                                                43,285    573,093
    SEACOR Holdings, Inc.                                    16,453  1,186,426
*   SemGroup Corp. Class A                                   31,955  1,656,867
    Ship Finance International, Ltd.                         64,415  1,061,559
*   Stone Energy Corp.                                       36,575    721,625
#*  Swift Energy Co.                                         48,685    629,984
*   Synergy Resources Corp.                                  52,382    353,578
    Targa Resources Corp.                                     9,084    597,364
*   Tesco Corp.                                              20,848    254,346
*   TETRA Technologies, Inc.                                 61,626    562,645
    TGC Industries, Inc.                                     54,641    484,665
*   Triangle Petroleum Corp.                                100,894    553,908
*   Unit Corp.                                                   90      3,783
#*  Uranium Energy Corp.                                     14,078     21,821
#*  USEC, Inc.                                              121,803     38,977
*   Vaalco Energy, Inc.                                     135,512    910,641
#*  Verenium Corp.                                           10,161     23,370
#   W&T Offshore, Inc.                                       49,464    577,740
*   Warren Resources, Inc.                                  140,793    370,286
#   Western Refining, Inc.                                  194,387  6,008,502

                                     1241

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Westmoreland Coal Co.                                    11,602 $   140,036
*   Willbros Group, Inc.                                    118,731   1,127,944
#   World Fuel Services Corp.                                10,400     421,720
                                                                    -----------
Total Energy                                                         82,095,065
                                                                    -----------
Financials -- (16.8%)
*   1st Constitution Bancorp                                    155       1,356
    1st Source Corp.                                         50,517   1,188,665
    1st United Bancorp Inc/Boca Raton                        31,784     210,728
    Access National Corp.                                     6,930      87,110
*   Alexander & Baldwin, Inc.                                36,714   1,250,479
    Alliance Bancorp, Inc. of Pennsylvania                    1,066      14,487
#*  Altisource Asset Management Corp.                         2,193     438,600
*   Altisource Portfolio Solutions SA                        21,934   1,810,432
#*  Altisource Residential Corp.                              7,311     138,909
#   American Equity Investment Life Holding Co.              81,431   1,241,008
*   American Independence Corp.                               5,414      42,771
    American National Bankshares, Inc.                        3,612      78,489
    American National Insurance Co.                             227      21,345
*   American River Bankshares                                 7,219      56,308
*   American Safety Insurance Holdings, Ltd.                 26,186     630,559
*   Ameris Bancorp                                           56,620     785,319
    AMERISAFE, Inc.                                          45,008   1,469,961
*   AmeriServ Financial, Inc.                                63,591     193,317
#   Amtrust Financial Services, Inc.                         73,154   2,316,056
    Argo Group International Holdings, Ltd.                  39,327   1,630,104
    Arrow Financial Corp.                                    28,349     685,762
    Aspen Insurance Holdings, Ltd.                            3,360     128,318
*   Asset Acceptance Capital Corp.                           41,887     271,009
    Associated Banc-Corp                                     19,672     280,719
    Asta Funding, Inc.                                       33,832     317,682
    Astoria Financial Corp.                                  97,166     931,822
    Atlantic American Corp.                                   4,900      17,444
*   Atlantic Coast Financial Corp.                            2,444      12,171
#*  Atlanticus Holdings Corp.                                27,579     102,042
    Auburn National BanCorp., Inc.                              300       6,660
*   AV Homes, Inc.                                           17,502     225,951
    Baldwin & Lyons, Inc. Class A                               550      12,953
    Baldwin & Lyons, Inc. Class B                            21,833     530,542
    Bancfirst Corp.                                          21,245     888,891
    Bancorp of New Jersey, Inc.                                 159       2,075
*   Bancorp, Inc.                                            79,467   1,033,071
    BancorpSouth, Inc.                                      103,736   1,659,776
    Bank Mutual Corp.                                        47,193     244,460
    Bank of Commerce Holdings                                   400       2,024
#   Bank of Hawaii Corp.                                     25,650   1,223,248
    Bank of Kentucky Financial Corp.                          2,075      54,407
#   Bank of the Ozarks, Inc.                                 40,520   1,658,484
    BankFinancial Corp.                                      40,419     318,906
    Banner Corp.                                             45,109   1,473,711
    Bar Harbor Bankshares                                     4,230     152,280
    BBCN Bancorp, Inc.                                      120,990   1,558,351

                                     1242

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
*    BBX Capital Corp. Class A                                   846 $   10,152
     BCB Bancorp, Inc.                                         3,171     32,281
*    Beneficial Mutual Bancorp, Inc.                          83,160    711,018
     Berkshire Bancorp, Inc.                                     150      1,295
     Berkshire Hills Bancorp, Inc.                            45,660  1,180,768
#    BGC Partners, Inc. Class A                               29,132    166,635
*    BofI Holding, Inc.                                       26,229  1,069,619
     Boston Private Financial Holdings, Inc.                 191,899  1,849,906
     Bridge Bancorp, Inc.                                      2,572     51,929
*    Bridge Capital Holdings                                   4,827     70,378
     Brookline Bancorp, Inc.                                 142,035  1,193,094
     Bryn Mawr Bank Corp.                                     27,745    644,516
     C&F Financial Corp.                                         200      8,040
     Calamos Asset Management, Inc. Class A                   42,914    487,074
     California First National Bancorp                         3,097     49,304
*    Camco Financial Corp.                                       750      2,678
     Camden National Corp.                                    17,269    576,612
*    Capital Bank Financial Corp. Class A                        803     14,350
#*   Capital City Bank Group, Inc.                            25,122    314,025
(o)  Capital Properties, Inc. Class B                            550         --
     Capital Southwest Corp.                                   7,088    834,187
     CapitalSource, Inc.                                     302,900  2,710,955
     Capitol Federal Financial, Inc.                          49,387    584,742
     Cardinal Financial Corp.                                 69,430  1,058,807
#    Cash America International, Inc.                         28,752  1,254,450
     Cathay General Bancorp                                  154,992  3,054,892
     Center Bancorp, Inc.                                     37,010    431,167
     Centerstate Banks, Inc.                                  34,342    285,725
*    Central Pacific Financial Corp.                          20,663    347,965
     Century Bancorp, Inc. Class A                             1,209     41,082
     CFS Bancorp, Inc.                                         7,141     65,911
     Chemical Financial Corp.                                 42,419  1,051,991
     Chicopee Bancorp, Inc.                                    2,287     39,474
     Citizens Community Bancorp, Inc.                         17,782    126,786
     Citizens Holding Co.                                        592     11,662
*    Citizens, Inc.                                          118,923    777,756
#    City Holding Co.                                         35,662  1,361,575
#    CKX Lands, Inc.                                             702      9,280
     Clifton Savings Bancorp, Inc.                            54,704    656,995
     CNB Financial Corp.                                      12,161    196,887
     CNO Financial Group, Inc.                               336,171  3,805,456
     CoBiz Financial, Inc.                                    86,050    736,588
     Codorus Valley Bancorp, Inc.                              1,579     25,990
     Cohen & Steers, Inc.                                      4,311    170,328
*    Colonial Financial Services, Inc.                         4,279     57,809
#*   Colony Bankcorp, Inc.                                     1,629      9,790
     Columbia Banking System, Inc.                            53,432  1,147,185
     Commercial National Financial Corp.                         700     16,100
     Community Bank System, Inc.                              47,973  1,373,947
     Community Trust Bancorp, Inc.                            38,192  1,322,207
*    Community West Bancshares                                 1,200      5,700
     Consolidated-Tomoka Land Co.                             12,875    479,079

                                     1243

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   Consumer Portfolio Services, Inc.                        19,724 $  181,855
*   Cowen Group, Inc. Class A                               183,738    470,369
#   Crawford & Co. Class A                                   62,652    330,803
    Crawford & Co. Class B                                   49,714    377,329
*   Credit Acceptance Corp.                                  16,216  1,626,951
*   Crescent Financial Bancshares, Inc.                       1,047      4,324
    CVB Financial Corp.                                     121,465  1,320,325
#*  DFC Global Corp.                                         38,875    524,812
    Diamond Hill Investment Group, Inc.                       5,637    425,509
    Dime Community Bancshares, Inc.                          76,658  1,093,910
    Donegal Group, Inc. Class A                              46,744    684,332
    Donegal Group, Inc. Class B                                 870     21,828
*   Doral Financial Corp.                                     1,598      1,204
    Eastern Insurance Holdings, Inc.                         23,052    429,459
*   Eastern Virginia Bankshares, Inc.                           696      4,204
#*  eHealth, Inc.                                            53,786  1,126,279
    EMC Insurance Group, Inc.                                28,050    791,851
    Employers Holdings, Inc.                                 54,613  1,236,984
#*  Encore Capital Group, Inc.                               43,194  1,230,597
    Endurance Specialty Holdings, Ltd.                       50,618  2,478,763
*   Enstar Group, Ltd.                                       15,007  1,907,240
    Enterprise Bancorp, Inc.                                  2,244     36,173
    Enterprise Financial Services Corp.                      43,079    619,476
    ESB Financial Corp.                                       6,039     84,546
    ESSA Bancorp, Inc.                                       31,805    342,540
    Evans Bancorp, Inc.                                       1,635     29,136
    Evercore Partners, Inc. Class A                          24,438    922,534
*   Ezcorp, Inc. Class A                                     46,230    781,287
    FBL Financial Group, Inc. Class A                        40,672  1,598,816
#   Federal Agricultural Mortgage Corp. Class A               1,115     28,767
    Federal Agricultural Mortgage Corp. Class C              23,362    742,444
#   Federated Investors, Inc. Class B                        65,759  1,509,827
    Federated National Holding Co.                           16,268    117,455
*   Fidelity Southern Corp.                                  23,847    283,542
    Financial Institutions, Inc.                             26,721    511,173
*   First Acceptance Corp.                                  124,814    153,521
    First American Financial Corp.                          131,159  3,511,126
#*  First BanCorp                                             6,483     38,315
    First Bancorp                                            28,801    374,701
    First Bancorp, Inc.                                       3,301     56,414
*   First Bancshares, Inc. (318687100)                          400      3,400
    First Bancshares, Inc. (318916103)                          300      3,564
    First Busey Corp.                                       149,485    642,785
    First Business Financial Services, Inc.                     700     19,264
*   First California Financial Group, Inc.                   17,523    141,411
*   First Cash Financial Services, Inc.                      34,162  1,758,318
    First Commonwealth Financial Corp.                      139,672    998,655
    First Community Bancshares, Inc.                         37,579    582,850
    First Connecticut Bancorp Inc/Farmington                  1,466     21,755
    First Defiance Financial Corp.                           24,297    550,084
*   First Federal Bancshares of Arkansas, Inc.                  396      3,837
*   First Federal of Northern Michigan Bancorp, Inc.          2,000      8,660

                                     1244

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    First Financial Bancorp                                  74,874 $1,150,813
#   First Financial Bankshares, Inc.                         31,279  1,545,495
    First Financial Corp.                                    32,291    997,469
    First Financial Holdings, Inc.                           27,216    545,409
*   First Financial Northwest, Inc.                          33,971    275,165
#*  First Financial Service Corp.                               156        438
#   First Horizon National Corp.                              8,899     92,550
    First Interstate Bancsystem, Inc.                        13,961    283,688
    First M&F Corp.                                             911     13,118
*   First Marblehead Corp. (The)                             40,344     49,623
    First Merchants Corp.                                    66,495  1,079,214
    First Midwest Bancorp, Inc.                              96,064  1,205,603
    First Pactrust Bancorp, Inc.                             16,705    189,769
*   First South Bancorp, Inc.                                17,129    112,709
*   First United Corp.                                          500      4,230
    First West Virginia Bancorp                                 449      7,550
*   Firstcity Financial Corp.                                20,633    203,648
    FirstMerit Corp.                                        140,178  2,401,249
#*  Flagstar Bancorp, Inc.                                    5,592     69,397
    Flushing Financial Corp.                                 75,448  1,145,301
    FNB Corp.                                               192,126  2,188,315
*   FNB United Corp.                                             48        360
*   Forestar Group, Inc.                                     56,829  1,224,097
#*  Fortegra Financial Corp.                                    329      2,648
    Fox Chase Bancorp, Inc.                                  33,410    564,963
#   Franklin Financial Corp.                                  1,732     31,488
    Fulton Financial Corp.                                   47,588    526,323
    FXCM, Inc. Class A                                       35,683    483,505
    GAMCO Investors, Inc. Class A                             4,608    241,920
    Geo Group, Inc. (The)                                   107,331  4,019,546
    German American Bancorp, Inc.                            29,938    638,278
    GFI Group, Inc.                                         196,555    788,186
    Glacier Bancorp, Inc.                                    89,278  1,647,179
*   Gleacher & Co., Inc.                                     39,755     27,340
*   Global Indemnity P.L.C.                                  23,251    518,265
    Great Southern Bancorp, Inc.                             30,592    806,711
#*  Green Dot Corp. Class A                                  47,050    739,155
#   Greenhill & Co., Inc.                                    19,644    907,356
*   Greenlight Capital Re, Ltd. Class A                      38,315    942,932
*   Guaranty Bancorp                                         35,258     74,747
*   Guaranty Federal Bancshares, Inc.                         3,766     37,999
*   Hallmark Financial Services, Inc.                        45,993    416,237
    Hampden Bancorp, Inc.                                     7,411    114,129
*   Hanmi Financial Corp.                                    57,546    887,935
    Hanover Insurance Group, Inc. (The)                      44,249  2,231,477
    Harleysville Savings Financial Corp.                        101      1,970
*   Harris & Harris Group, Inc.                              78,637    259,502
    Hawthorn Bancshares, Inc.                                 1,673     19,591
    Heartland Financial USA, Inc.                            36,242    920,909
*   Heritage Commerce Corp.                                  30,889    202,941
    Heritage Financial Corp.                                 16,283    227,148
    Heritage Financial Group, Inc.                           22,052    326,149

                                     1245

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    HF Financial Corp.                                        2,659 $   35,897
    HFF, Inc. Class A                                        61,197  1,282,077
*   Hilltop Holdings, Inc.                                  122,727  1,643,315
    Hingham Institution for Savings                             559     38,018
*   HMN Financial, Inc.                                       2,746     20,348
*   Home Bancorp, Inc.                                        1,082     19,584
    Home BancShares, Inc.                                    42,363  1,682,658
    Home Federal Bancorp, Inc.                               38,027    463,169
#   Homeowners Choice, Inc.                                  26,212    695,666
    HopFed Bancorp, Inc.                                      7,718     84,203
    Horace Mann Educators Corp.                              75,428  1,700,901
    Horizon Bancorp                                           1,881     36,303
    Hudson Valley Holding Corp.                              12,960    199,325
    Iberiabank Corp.                                         43,346  1,977,445
*   ICG Group, Inc.                                          81,802    970,990
*   Imperial Holdings, Inc.                                   1,300      5,226
    Independence Holding Co.                                 36,356    381,738
#   Independent Bank Corp. (453836108)                       40,899  1,269,505
*   Independent Bank Corp. (453838609)                       21,971    155,335
    Infinity Property & Casualty Corp.                       17,124    971,616
    Interactive Brokers Group, Inc. Class A                  58,473    880,603
    International Bancshares Corp.                           73,801  1,431,739
*   Intervest Bancshares Corp. Class A                       12,149     71,436
*   INTL. FCStone, Inc.                                      39,622    678,329
*   Investment Technology Group, Inc.                        50,219    546,885
    Investors Bancorp, Inc.                                 123,487  2,445,043
*   Investors Capital Holdings, Ltd.                          1,464      5,680
    Investors Title Co.                                         934     64,773
    Janus Capital Group, Inc.                               211,524  1,886,794
    JMP Group, Inc.                                          50,429    325,771
    Kearny Financial Corp.                                   60,876    599,629
    Kemper Corp.                                             64,373  2,050,924
    Kennedy-Wilson Holdings, Inc.                            27,787    462,098
    Kentucky First Federal Bancorp                            3,402     27,046
*   Knight Capital Group, Inc. Class A                      124,089    439,275
#   Lake Shore Bancorp, Inc.                                    338      3,929
    Lakeland Bancorp, Inc.                                   61,631    589,192
    Lakeland Financial Corp.                                 40,257  1,078,888
    Landmark Bancorp Inc/Manhattan                            2,343     48,758
    Life Partners Holdings, Inc.                             10,604     35,311
    LNB Bancorp, Inc.                                        12,718    107,467
*   Louisiana Bancorp Inc/Metaire                             8,396    138,366
*   Macatawa Bank Corp.                                      58,219    326,026
*   Magyar Bancorp, Inc.                                        809      4,215
    Maiden Holdings, Ltd.                                    83,288    860,365
    MainSource Financial Group, Inc.                         46,307    586,710
    Manning & Napier, Inc.                                    4,559     79,828
    MarketAxess Holdings, Inc.                               48,452  2,050,489
    Marlin Business Services Corp.                           30,789    746,017
    Mayflower Bancorp, Inc.                                     100      1,027
    MB Financial, Inc.                                       70,116  1,736,072
#*  MBIA, Inc.                                              203,899  1,928,885

                                     1246

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   MBT Financial Corp.                                      28,351 $  114,538
    MCG Capital Corp.                                       171,277    880,364
    Meadowbrook Insurance Group, Inc.                       103,080    801,962
    Medallion Financial Corp.                                47,750    713,385
    Mercantile Bank Corp.                                    12,831    214,406
    Merchants Bancshares, Inc.                               14,947    453,492
*   Meridian Interstate Bancorp, Inc.                        34,205    625,609
    Meta Financial Group, Inc.                                3,761     99,967
*   Metro Bancorp, Inc.                                      33,582    596,080
*   MetroCorp Bancshares, Inc.                               17,385    174,719
*   MGIC Investment Corp.                                   216,764  1,170,526
    MicroFinancial, Inc.                                     17,150    138,744
    Mid Penn Bancorp, Inc.                                      531      5,623
    MidSouth Bancorp, Inc.                                   18,736    294,343
    MidWestOne Financial Group, Inc.                          4,319    103,224
    Montpelier Re Holdings, Ltd.                             85,084  2,191,764
    MutualFirst Financial, Inc.                               5,459     87,726
*   National Financial Partners Corp.                        74,855  1,896,826
    National Interstate Corp.                                37,253  1,082,200
    National Penn Bancshares, Inc.                          219,986  2,153,663
    National Security Group, Inc.                             1,000      8,105
#   National Western Life Insurance Co. Class A               1,700    310,454
    Naugatuck Valley Financial Corp.                             99        732
*   Navigators Group, Inc. (The)                             20,522  1,187,813
    NBT Bancorp, Inc.                                        43,108    872,937
    Nelnet, Inc. Class A                                     58,422  1,986,348
*   Netspend Holdings, Inc.                                  40,944    653,466
*   New Century Bancorp, Inc.                                 1,478      9,459
    New Hampshire Thrift Bancshares, Inc.                     2,734     35,214
*   NewBridge Bancorp                                        12,378     72,906
*   Newport Bancorp, Inc.                                       700     11,956
*   NewStar Financial, Inc.                                 112,087  1,339,440
*   North Valley Bancorp                                      1,279     22,498
    Northeast Bancorp                                            38        360
    Northeast Community Bancorp, Inc.                        35,308    210,789
    Northfield Bancorp, Inc.                                 77,240    908,342
    Northrim BanCorp, Inc.                                    6,560    142,877
    Northwest Bancshares, Inc.                              164,679  2,017,318
    Norwood Financial Corp.                                     576     17,856
    Ocean Shore Holding Co.                                     205      3,067
    OceanFirst Financial Corp.                               42,221    599,960
*   Ocwen Financial Corp.                                    87,991  3,218,711
    OFG Bancorp                                              94,978  1,526,296
    Ohio Valley Banc Corp.                                      600     11,616
    Old National Bancorp                                    136,387  1,661,194
*   Old Second Bancorp, Inc.                                  7,253     33,364
*   OmniAmerican Bancorp, Inc.                               22,417    558,183
    OneBeacon Insurance Group, Ltd. Class A                  38,702    525,960
    Oppenheimer Holdings, Inc. Class A                        9,841    182,059
    Oritani Financial Corp.                                  82,720  1,279,678
    Pacific Continental Corp.                                42,439    474,468
*   Pacific Mercantile Bancorp                               22,505    135,030

                                     1247

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   Pacific Premier Bancorp, Inc.                             2,269 $   27,568
    PacWest Bancorp                                          40,758  1,130,219
#   Park National Corp.                                      15,289  1,045,462
*   Park Sterling Corp.                                      46,628    267,178
*   Patriot National Bancorp, Inc.                              498        737
    Peapack Gladstone Financial Corp.                        11,840    172,627
    Penns Woods Bancorp, Inc.                                 3,062    125,297
    Peoples Bancorp of North Carolina, Inc.                     986     11,566
    Peoples Bancorp, Inc.                                    23,072    470,207
#*  PHH Corp.                                                56,830  1,197,976
*   Phoenix Cos., Inc. (The)                                 11,557    336,424
*   PICO Holdings, Inc.                                      55,588  1,206,260
*   Pinnacle Financial Partners, Inc.                        74,601  1,810,566
*   Piper Jaffray Cos.                                       17,595    594,007
    Platinum Underwriters Holdings, Ltd.                     44,055  2,500,121
*   Popular, Inc.                                            30,127    858,318
*   Porter Bancorp, Inc.                                        868        773
*   Portfolio Recovery Associates, Inc.                      18,701  2,295,548
*   Preferred Bank                                            6,676    110,154
    Premier Financial Bancorp, Inc.                           2,848     34,746
    Primerica, Inc.                                          80,041  2,718,192
#*  Primus Guaranty, Ltd.                                    37,536    384,744
    PrivateBancorp, Inc.                                     91,500  1,754,970
    ProAssurance Corp.                                       10,622    520,372
#   Prosperity Bancshares, Inc.                              20,321    933,547
    Provident Financial Holdings, Inc.                        6,455    104,571
    Provident Financial Services, Inc.                       80,839  1,239,262
    Provident New York Bancorp                               67,924    614,033
*   Prudential Bancorp, Inc. of Pennsylvania                  1,700     14,552
#   Pulaski Financial Corp.                                  12,796    134,998
    Pzena Investment Management, Inc. Class A                 7,480     47,423
    QC Holdings, Inc.                                        25,220     76,669
#   Radian Group, Inc.                                      324,032  3,872,182
    Renasant Corp.                                           57,354  1,308,818
    Republic Bancorp, Inc. Class A                           38,176    847,507
*   Republic First Bancorp, Inc.                             11,514     31,203
    Resource America, Inc. Class A                           44,043    406,076
*   Riverview Bancorp, Inc.                                   8,195     20,078
    RLI Corp.                                                23,484  1,687,325
    Rockville Financial, Inc.                                71,407    928,291
    Roma Financial Corp.                                     50,696    862,846
*   Royal Bancshares of Pennsylvania, Inc. Class A            8,910     12,029
    Ryman Hospitality Properties                             52,371  2,328,415
    S&T Bancorp, Inc.                                        60,185  1,135,691
*   Safeguard Scientifics, Inc.                              49,475    798,526
    Safety Insurance Group, Inc.                             25,494  1,266,287
    Salisbury Bancorp, Inc.                                     276      7,383
    Sandy Spring Bancorp, Inc.                               56,131  1,149,563
    SCBT Financial Corp.                                     33,853  1,617,158
*   Seacoast Banking Corp. of Florida                         8,961     19,177
#*  Security National Financial Corp. Class A                 2,736     21,696
    Selective Insurance Group, Inc.                          76,124  1,783,585

                                     1248

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                       SHARES    VALUE+
                                                       ------- ----------
Financials -- (Continued)
*    Shore Bancshares, Inc.                              6,047 $   42,329
     SI Financial Group, Inc.                           35,417    410,837
*    Siebert Financial Corp.                             7,500     10,763
     Sierra Bancorp                                     26,723    345,261
     Simmons First National Corp. Class A               41,182  1,009,783
     Simplicity Bancorp, Inc.                           22,451    336,765
     Somerset Hills Bancorp                             16,578    188,823
*    Southcoast Financial Corp.                             72        364
(o)  Southern Community Financial                       39,963      8,792
*    Southern First Bancshares, Inc.                     3,235     35,100
     Southern Missouri Bancorp, Inc.                       400     10,198
     Southern National Bancorp of Virginia, Inc.           342      3,444
#    Southside Bancshares, Inc.                         47,387  1,013,123
*    Southwest Bancorp, Inc.                            39,688    524,675
     Southwest Georgia Financial Corp.                   1,439     13,886
#*   St Joe Co. (The)                                   80,110  1,567,753
     StanCorp Financial Group, Inc.                     52,782  2,279,127
     State Auto Financial Corp.                         43,530    756,551
     StellarOne Corp.                                   49,874    747,611
     Sterling Bancorp                                   68,553    773,278
     Stewart Information Services Corp.                 16,093    435,638
*    Stifel Financial Corp.                             55,573  1,790,562
*    Stratus Properties, Inc.                           14,485    223,648
#*   Suffolk Bancorp                                    10,074    157,557
     Summit State Bank                                     800      6,920
*    Sun Bancorp, Inc.                                  57,918    186,496
     Susquehanna Bancshares, Inc.                      234,498  2,736,592
*    Sussex Bancorp                                        823      5,300
*    SWS Group, Inc.                                    19,920    113,345
     SY Bancorp, Inc.                                   28,930    664,233
     Symetra Financial Corp.                            86,296  1,176,214
#    Synovus Financial Corp.                           332,751    895,100
*    Taylor Capital Group, Inc.                         42,994    629,862
#    TCF Financial Corp.                               104,683  1,523,138
     Teche Holding Co.                                   2,950    121,540
*    Tejon Ranch Co.                                    36,854  1,075,400
     Territorial Bancorp, Inc.                          18,758    438,562
*    Texas Capital Bancshares, Inc.                     42,200  1,758,052
     TF Financial Corp.                                    840     21,042
     Thomas Properties Group, Inc.                      96,779    492,605
     Timberland Bancorp, Inc.                            8,251     68,071
     Tompkins Financial Corp.                           26,611  1,112,340
     Tower Financial Corp.                                 382      5,298
     Tower Group International, Ltd.                    55,791  1,055,566
#    TowneBank                                          49,802    712,667
     Tree.com, Inc.                                     16,407    335,851
     Trico Bancshares                                   33,546    586,049
     TrustCo Bank Corp.                                188,908  1,012,547
     Trustmark Corp.                                    83,852  2,058,567
#    UMB Financial Corp.                                43,855  2,207,661
     Umpqua Holdings Corp.                             151,178  1,814,136
     Unico American Corp.                                4,300     59,469

                                     1249

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
    Union First Market Bankshares Corp.                     43,600 $    824,476
    United Bancshares, Inc.                                    110        1,293
#   United Bankshares, Inc.                                 49,844    1,261,552
*   United Community Banks, Inc.                            33,300      364,635
*   United Community Financial Corp.                         8,077       33,439
    United Financial Bancorp, Inc.                          56,683      839,475
    United Fire Group, Inc.                                 37,365    1,044,725
*   United Security Bancshares                              40,093      164,782
*   Unity Bancorp, Inc.                                      5,784       41,240
    Universal Insurance Holdings, Inc.                      95,055      568,429
    Univest Corp. of Pennsylvania                           35,028      614,041
    Validus Holdings, Ltd.                                  12,950      500,000
    ViewPoint Financial Group, Inc.                         81,712    1,521,477
*   Virginia Commerce Bancorp, Inc.                         78,618    1,056,626
*   Virtus Investment Partners, Inc.                        11,398    2,177,018
    VSB Bancorp, Inc.                                          478        4,794
*   Walker & Dunlop, Inc.                                    9,499      169,177
    Washington Banking Co.                                  37,419      516,382
    Washington Federal, Inc.                               117,821    2,022,987
    Washington Trust Bancorp, Inc.                          37,010      990,017
*   Waterstone Financial, Inc.                              75,617      604,180
    Wayne Savings Bancshares, Inc.                             132        1,316
    Webster Financial Corp.                                 96,257    2,249,526
    WesBanco, Inc.                                          63,066    1,578,542
    West BanCorp., Inc.                                     41,614      448,599
#   Westamerica BanCorp.                                    29,482    1,279,224
*   Western Alliance Bancorp                               158,880    2,337,125
    Westfield Financial, Inc.                               63,564      478,637
#   Westwood Holdings Group, Inc.                           14,154      618,530
*   Wilshire Bancorp, Inc.                                 158,913    1,015,454
    Wintrust Financial Corp.                                47,811    1,714,502
#*  World Acceptance Corp.                                  21,517    1,912,001
*   WSB Holdings, Inc.                                         800        5,240
    WSFS Financial Corp.                                     3,371      164,977
    WVS Financial Corp.                                        700        8,400
#*  Yadkin Valley Financial Corp.                            4,848       19,440
*   ZipRealty, Inc.                                         37,056      121,173
                                                                   ------------
Total Financials                                                    303,385,298
                                                                   ------------
Health Care -- (8.2%)
#   Abaxis, Inc.                                            20,277      865,625
#*  ABIOMED, Inc.                                           41,973      775,241
#*  Accuray, Inc.                                          156,154      687,078
*   Acorda Therapeutics, Inc.                               28,629    1,132,850
#*  Adcare Health Systems, Inc.                              9,500       55,100
*   Addus HomeCare Corp.                                    11,996      142,033
#*  Affymax, Inc.                                           54,078       48,676
#*  Affymetrix, Inc.                                       133,985      487,705
#   Air Methods Corp.                                       68,832    2,518,563
*   Albany Molecular Research, Inc.                         74,314      886,566
*   Alere, Inc.                                             12,794      328,550
#*  Align Technology, Inc.                                  22,750      753,480

                                     1250

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
#*  Alkermes P.L.C.                                          67,005 $2,051,023
*   Alliance HealthCare Services, Inc.                        5,711     72,815
*   Allied Healthcare Products                                1,200      3,228
*   Allscripts Healthcare Solutions, Inc.                    21,810    301,850
    Almost Family, Inc.                                      16,204    319,867
*   Alnylam Pharmaceuticals, Inc.                             7,532    180,391
*   Alphatec Holdings, Inc.                                 138,871    262,466
*   AMAG Pharmaceuticals, Inc.                               20,643    455,178
*   Amedisys, Inc.                                           41,985    421,529
*   American Shared Hospital Services                         2,300      3,784
*   AMN Healthcare Services, Inc.                            85,927  1,179,778
*   Amsurg Corp.                                             37,997  1,275,179
    Analogic Corp.                                           14,971  1,189,895
*   AngioDynamics, Inc.                                      55,568    562,904
*   Anika Therapeutics, Inc.                                 33,335    445,022
#*  Ariad Pharmaceuticals, Inc.                             181,100  3,236,257
*   Arqule, Inc.                                              3,637     10,729
*   Arrhythmia Research Technology, Inc.                      6,700     16,951
*   ArthroCare Corp.                                         25,265    875,432
    Assisted Living Concepts, Inc. Class A                   51,832    617,837
*   Astex Pharmaceuticals                                   163,962  1,128,059
*   AtriCure, Inc.                                            4,316     35,995
    Atrion Corp.                                              3,399    681,126
#*  AVEO Pharmaceuticals, Inc.                               15,380     78,592
#*  Bio-Reference Labs, Inc.                                 30,365    774,308
*   BioScrip, Inc.                                          141,445  1,960,428
    Biota Pharmaceuticals, Inc.                               9,449     39,780
*   Bovie Medical Corp.                                      26,877     87,350
*   Cambrex Corp.                                            72,842    909,797
    Cantel Medical Corp.                                     55,478  1,753,660
*   Capital Senior Living Corp.                              75,382  1,828,767
*   CardioNet, Inc.                                          45,119    131,296
*   CAS Medical Systems, Inc.                                 3,539      7,007
*   Celldex Therapeutics, Inc.                              146,739  1,914,944
*   Centene Corp.                                            23,191  1,071,424
#*  Cepheid, Inc.                                             9,609    366,391
*   Charles River Laboratories International, Inc.           33,300  1,448,217
#   Chemed Corp.                                             23,330  1,904,195
*   Chindex International, Inc.                               2,779     38,072
#*  Codexis, Inc.                                            17,017     38,118
    Computer Programs & Systems, Inc.                        13,399    702,912
#*  Conceptus, Inc.                                          66,888  2,074,197
    CONMED Corp.                                             45,317  1,419,782
    Cooper Cos., Inc. (The)                                   1,896    209,318
*   Corvel Corp.                                             22,117  1,049,894
*   Cross Country Healthcare, Inc.                           41,856    209,280
    CryoLife, Inc.                                           75,867    455,202
#*  Cubist Pharmaceuticals, Inc.                             13,789    633,191
#*  Cumberland Pharmaceuticals, Inc.                         43,160    201,989
*   Cutera, Inc.                                             35,410    393,405
*   Cyberonics, Inc.                                         27,522  1,195,005
*   Cynosure, Inc. Class A                                   26,294    679,963

                                     1251

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
*   Cytokinetics, Inc.                                        9,607 $   12,297
    Daxor Corp.                                               3,400     25,976
#*  Depomed, Inc.                                            18,825    103,726
*   Digirad Corp.                                            38,425     98,368
*   Dynacq Healthcare, Inc.                                   9,092        555
*   Emergent Biosolutions, Inc.                              54,668    838,607
*   Emeritus Corp.                                           32,082    824,507
*   Endocyte, Inc.                                           10,823    150,331
    Ensign Group, Inc. (The)                                 37,116  1,294,235
*   Enzo Biochem, Inc.                                       67,914    152,127
    Enzon Pharmaceuticals, Inc.                             110,938    366,095
*   Exactech, Inc.                                           29,065    537,703
#*  ExamWorks Group, Inc.                                    23,593    427,033
*   Five Star Quality Care, Inc.                             97,274    460,106
*   Furiex Pharmaceuticals, Inc.                             20,498    695,907
#*  GenMark Diagnostics, Inc.                                   477      7,417
#*  Genomic Health, Inc.                                      6,926    210,273
*   Gentiva Health Services, Inc.                            74,531    781,830
*   Greatbatch, Inc.                                         61,421  1,716,103
#*  GTx, Inc.                                                 1,899      8,773
#*  Haemonetics Corp.                                        50,318  1,937,243
*   Hanger, Inc.                                             34,011  1,033,594
*   Harvard Bioscience, Inc.                                 68,472    350,577
#*  Health Management Associates, Inc. Class A               13,875    159,424
*   Health Net, Inc.                                         36,167  1,063,310
#*  HealthSouth Corp.                                        17,975    494,313
*   HealthStream, Inc.                                       59,755  1,371,975
*   Healthways, Inc.                                         68,220    947,576
#   Hi-Tech Pharmacal Co., Inc.                              28,362    937,648
#*  HMS Holdings Corp.                                       25,746    649,057
#*  Horizon Pharma, Inc.                                      3,626      8,702
*   ICU Medical, Inc.                                        20,292  1,222,593
*   Idera Pharmaceuticals, Inc.                              44,271     32,761
#*  Immunomedics, Inc.                                       14,131     36,175
*   Impax Laboratories, Inc.                                 77,190  1,350,825
#*  Incyte Corp., Ltd.                                       66,586  1,474,880
*   Infinity Pharmaceuticals, Inc.                           45,903  1,977,960
*   Integra LifeSciences Holdings Corp.                      23,477    822,399
    Invacare Corp.                                           52,249    702,749
*   IPC The Hospitalist Co., Inc.                            13,010    593,516
*   Iridex Corp.                                              4,666     23,657
#*  Jazz Pharmaceuticals P.L.C.                              43,942  2,564,016
    Kewaunee Scientific Corp.                                 2,000     26,120
*   Kindred Healthcare, Inc.                                 51,733    542,679
    Landauer, Inc.                                           17,134    957,277
*   Lannett Co., Inc.                                        65,604    761,662
*   LCA-Vision, Inc.                                         31,653    107,620
    LeMaitre Vascular, Inc.                                  33,988    205,967
*   LHC Group, Inc.                                          32,317    701,925
*   LifePoint Hospitals, Inc.                                23,747  1,139,856
#*  Ligand Pharmaceuticals, Inc. Class B                        851     23,249
*   Luminex Corp.                                             8,822    146,710

                                     1252

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Health Care -- (Continued)
*     Magellan Health Services, Inc.                          32,968 $1,686,643
#     Masimo Corp.                                            13,362    268,042
#*    Mast Therapeutics, Inc.                                 12,782      8,572
      Maxygen, Inc.                                           59,556    142,934
*     MedAssets, Inc.                                         40,861    765,327
(o)*  MedCath Corp.                                           41,900     57,403
*     Medical Action Industries, Inc.                         36,126    293,704
*     Medicines Co. (The)                                     98,973  3,341,328
*     MediciNova, Inc.                                        10,669     33,607
*     Medidata Solutions, Inc.                                49,170  3,262,921
*     Medivation, Inc.                                         9,140    481,769
#     Meridian Bioscience, Inc.                                7,480    151,769
*     Merit Medical Systems, Inc.                             56,541    546,751
#*    Metabolix, Inc.                                          1,305      2,271
*     Misonix, Inc.                                            1,809     10,347
*     Molina Healthcare, Inc.                                 68,436  2,272,075
*     Momenta Pharmaceuticals, Inc.                           37,295    459,474
*     MWI Veterinary Supply, Inc.                             14,870  1,750,348
#*    Myriad Genetics, Inc.                                   50,025  1,393,196
#*    Nanosphere, Inc.                                        39,575    109,623
      National Healthcare Corp.                               22,690  1,053,497
      National Research Corp.                                 11,763    705,192
*     Natus Medical, Inc.                                     69,878    874,174
*     Neogen Corp.                                            19,624    997,488
*     Neurocrine Biosciences, Inc.                             1,772     20,449
*     NuVasive, Inc.                                          49,723  1,042,691
*     Omnicell, Inc.                                          81,017  1,459,926
#*    Opko Health, Inc.                                      219,971  1,465,007
#*    OraSure Technologies, Inc.                              49,619    221,301
#*    Orexigen Therapeutics, Inc.                             41,850    254,448
*     Orthofix International NV                               15,669    507,676
#     Owens & Minor, Inc.                                     21,214    690,940
*     Pacific Biosciences of California, Inc.                 13,624     34,877
      Pain Therapeutics, Inc.                                  6,359     26,199
*     Palomar Medical Technologies, Inc.                      34,305    464,833
#*    PAREXEL International Corp.                             70,045  2,868,343
*     PDI, Inc.                                               33,451    152,871
#     PDL BioPharma, Inc.                                    150,411  1,164,181
#*    Pernix Therapeutics Holdings                             4,466     17,060
*     PharMerica Corp.                                        59,247    763,694
#*    PhotoMedex, Inc.                                         9,306    151,688
*     Pozen, Inc.                                             68,619    338,292
#*    Progenics Pharmaceuticals, Inc.                         62,441    287,229
*     ProPhase Labs, Inc.                                     28,021     40,911
*     Providence Service Corp. (The)                          28,121    492,399
#*    pSivida Corp.                                           42,667     96,854
      Quality Systems, Inc.                                   15,580    278,415
#     Questcor Pharmaceuticals, Inc.                          40,368  1,240,912
*     Quidel Corp.                                            57,258  1,277,999
*     RadNet, Inc.                                            72,814    199,510
*     Repligen Corp.                                          80,227    718,834
*     Rigel Pharmaceuticals, Inc.                             63,954    306,340

                                     1253

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
*    Rochester Medical Corp.                                31,147 $    422,976
*    RTI Biologics, Inc.                                   134,982      537,228
#*   Sangamo Biosciences, Inc.                              59,196      602,615
*    Santarus, Inc.                                         65,510    1,203,419
*    Sciclone Pharmaceuticals, Inc.                        141,394      668,794
     Select Medical Holdings Corp.                          99,570      821,453
#*   SIGA Technologies, Inc.                                38,696      127,697
*    Skilled Healthcare Group, Inc. Class A                 32,032      225,505
*    Solta Medical, Inc.                                   112,575      219,521
     Span-America Medical Systems, Inc.                      5,507      108,433
*    Spectranetics Corp.                                    46,154      860,772
#    Spectrum Pharmaceuticals, Inc.                         68,193      505,310
*    Staar Surgical Co.                                     25,781      179,951
     STERIS Corp.                                           58,593    2,436,883
*    Strategic Diagnostics, Inc.                            50,513       52,534
*    Sucampo Pharmaceuticals, Inc. Class A                  30,130      286,536
*    SunLink Health Systems, Inc.                            2,957        2,366
*    SurModics, Inc.                                        42,438    1,122,485
*    Symmetry Medical, Inc.                                 87,209    1,039,531
#*   Synageva BioPharma Corp.                                4,339      224,283
*    Targacept, Inc.                                        16,973       78,246
*    Team Health Holdings, Inc.                             55,283    2,060,950
*    Theragenics Corp.                                      29,558       42,564
*    Thoratec Corp.                                         52,325    1,894,165
*    Tornier NV                                              8,023      145,938
*    TranS1, Inc.                                           42,116       84,653
*    Transcept Pharmaceuticals, Inc.                        35,523      140,671
*    Triple-S Management Corp. Class B                      35,425      638,713
#*   Trius Therapeutics, Inc.                                6,973       48,602
(o)  Trubion Pharmeceuticals, Inc.                          11,896           --
     Universal American Corp.                              119,086    1,018,185
     US Physical Therapy, Inc.                              28,851      688,385
     Utah Medical Products, Inc.                             8,858      392,675
*    Vanguard Health Systems, Inc.                          11,188      163,680
*    Vascular Solutions, Inc.                               36,394      579,029
*    VCA Antech, Inc.                                       29,481      710,492
#*   Vical, Inc.                                            19,339       71,361
*    ViroPharma, Inc.                                      115,735    3,153,779
*    WellCare Health Plans, Inc.                            34,000    1,982,540
     West Pharmaceutical Services, Inc.                     36,624    2,338,809
*    Wright Medical Group, Inc.                             49,887    1,169,351
#*   XenoPort, Inc.                                          9,590       59,554
#*   Zalicus, Inc.                                          76,646       44,846
                                                                   ------------
Total Health Care                                                   147,073,044
                                                                   ------------
Industrials -- (15.1%)
     AAON, Inc.                                             45,378    1,289,189
     AAR Corp.                                              54,900      980,514
     ABM Industries, Inc.                                   59,910    1,350,971
#*   Acacia Research Corp.                                  40,041      953,777
#*   ACCO Brands Corp.                                      79,395      535,916
#*   Accuride Corp.                                         32,708      168,119

                                     1254

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
     Aceto Corp.                                              70,011 $  728,114
     Acme United Corp.                                         9,349    119,667
#    Acorn Energy, Inc.                                       40,406    303,045
#    Actuant Corp. Class A                                    61,276  1,917,939
*    Adept Technology, Inc.                                   19,544     63,127
*    Advisory Board Co. (The)                                 38,826  1,908,298
*    Aegion Corp.                                             47,214    994,327
*    AeroCentury Corp.                                         1,795     35,505
*    Aerosonic Corp.                                             932      7,214
*    Aerovironment, Inc.                                      46,358    897,491
*    Air Transport Services Group, Inc.                      123,338    711,660
     Aircastle, Ltd.                                          81,000  1,130,760
     Alamo Group, Inc.                                        26,599  1,065,822
#*   Alaska Air Group, Inc.                                   44,432  2,738,788
     Albany International Corp. Class A                       33,856    983,517
#    Allegiant Travel Co.                                     21,587  1,940,671
     Alliant Techsystems, Inc.                                 9,545    709,766
(o)  Allied Defense Group, Inc. (The)                          2,975     15,619
     Allied Motion Technologies, Inc.                          3,693     26,368
     Altra Holdings, Inc.                                     64,856  1,728,412
     AMERCO                                                   25,259  4,059,121
*    Ameresco, Inc. Class A                                   40,441    298,050
     American Railcar Industries, Inc.                        53,313  1,903,807
     American Science & Engineering, Inc.                     14,281    920,839
#*   American Superconductor Corp.                            47,654    119,612
*    American Woodmark Corp.                                  28,368    954,583
     Ampco-Pittsburgh Corp.                                   18,240    341,818
*    AMREP Corp.                                              11,795    106,745
#    AO Smith Corp.                                           21,759  1,641,281
     Apogee Enterprises, Inc.                                 71,177  1,813,590
     Applied Industrial Technologies, Inc.                    50,746  2,144,018
*    ARC Document Solutions, Inc.                             71,452    229,361
     Argan, Inc.                                              25,660    454,182
     Arkansas Best Corp.                                      44,812    470,974
#*   Arotech Corp.                                            20,131     21,339
*    Ascent Solar Technologies, Inc.                           4,600      2,944
     Astec Industries, Inc.                                   25,236    828,498
*    Astronics Corp.                                          24,137    671,009
*    AT Cross Co. Class A                                     23,659    298,577
*    Atlas Air Worldwide Holdings, Inc.                       29,914  1,118,784
*    Avalon Holdings Corp. Class A                             1,400      5,110
*    Avis Budget Group, Inc.                                 130,275  3,757,131
     AZZ, Inc.                                                35,066  1,482,941
     Baltic Trading, Ltd.                                     12,368     42,917
     Barnes Group, Inc.                                       61,800  1,716,186
     Barrett Business Services, Inc.                          23,882  1,264,313
#*   Beacon Roofing Supply, Inc.                              53,162  2,027,067
#    Belden, Inc.                                             32,392  1,600,813
*    Blount International, Inc.                               36,065    500,943
*    BlueLinx Holdings, Inc.                                  74,358    216,382
     Brady Corp. Class A                                      40,712  1,379,323
*    Breeze-Eastern Corp.                                     18,372    156,162

                                     1255

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#   Briggs & Stratton Corp.                                  68,413 $1,538,608
    Brink's Co. (The)                                        21,195    561,879
#*  Builders FirstSource, Inc.                               44,608    276,124
*   CAI International, Inc.                                  41,886  1,067,674
*   Casella Waste Systems, Inc. Class A                      32,533    141,844
*   CBIZ, Inc.                                              113,445    736,258
    CDI Corp.                                                42,663    668,529
    Ceco Environmental Corp.                                 38,427    446,137
    Celadon Group, Inc.                                      55,816    937,151
#*  Chart Industries, Inc.                                   32,460  2,752,933
    Chicago Bridge & Iron Co. NV                              1,054     56,695
    Chicago Rivet & Machine Co.                                 300      7,260
    CIRCOR International, Inc.                               24,116  1,141,410
    Coleman Cable, Inc.                                      23,042    345,630
#*  Colfax Corp.                                             47,513  2,217,432
*   Columbus McKinnon Corp.                                  43,089    809,211
    Comfort Systems USA, Inc.                                78,575  1,008,117
*   Command Security Corp.                                   21,112     36,735
*   Commercial Vehicle Group, Inc.                           54,094    379,199
    Compx International, Inc.                                 2,107     26,338
    Con-way, Inc.                                            44,238  1,495,244
*   Consolidated Graphics, Inc.                              22,300    795,441
#   Corporate Executive Board Co. (The)                      28,737  1,619,617
    Courier Corp.                                            26,492    381,485
*   Covenant Transportation Group, Inc. Class A              27,300    151,515
*   CPI Aerostructures, Inc.                                 17,295    159,287
*   CRA International, Inc.                                  22,109    407,690
    Cubic Corp.                                              29,003  1,246,259
    Curtiss-Wright Corp.                                     57,577  1,890,829
#   Deluxe Corp.                                             33,010  1,259,001
*   DigitalGlobe, Inc.                                       30,265    883,435
*   Dolan Co. (The)                                          59,017    102,099
    Douglas Dynamics, Inc.                                   46,781    654,466
*   Ducommun, Inc.                                           25,696    629,295
*   DXP Enterprises, Inc.                                    31,485  2,105,717
*   Dycom Industries, Inc.                                   72,056  1,392,122
    Dynamic Materials Corp.                                  31,095    493,789
#*  Eagle Bulk Shipping, Inc.                                 1,851      6,516
    Eastern Co. (The)                                         8,993    150,453
#*  Echo Global Logistics, Inc.                              39,007    676,771
    Ecology and Environment, Inc. Class A                       920     11,371
    EMCOR Group, Inc.                                        52,749  1,972,813
    Encore Wire Corp.                                        41,411  1,356,210
#*  Energy Recovery, Inc.                                    67,143    245,743
*   EnergySolutions, Inc.                                   165,568    683,796
*   EnerNOC, Inc.                                            50,707    888,387
*   EnerSys, Inc.                                            63,999  2,933,714
*   Engility Holdings, Inc.                                   6,320    151,427
    Ennis, Inc.                                              59,329    911,887
#*  EnPro Industries, Inc.                                   41,842  2,061,974
    ESCO Technologies, Inc.                                  27,940  1,005,002
    Espey Manufacturing & Electronics Corp.                   5,593    141,167

                                     1256

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Esterline Technologies Corp.                             27,441 $2,059,173
#*  Excel Maritime Carriers, Ltd.                            11,578      4,747
    Exelis, Inc.                                             55,832    623,643
    Exponent, Inc.                                           19,349  1,019,692
*   Federal Signal Corp.                                    148,867  1,155,208
*   Flow International Corp.                                105,453    385,958
    Forward Air Corp.                                        21,901    807,928
*   Franklin Covey Co.                                       41,060    578,125
    Franklin Electric Co., Inc.                              52,390  1,695,864
    FreightCar America, Inc.                                 27,908    582,719
*   Frozen Food Express Industries                           29,683     37,697
*   FTI Consulting, Inc.                                     38,208  1,265,449
*   Fuel Tech, Inc.                                          42,845    171,380
*   Furmanite Corp.                                          78,966    501,434
    G&K Services, Inc. Class A                               28,477  1,338,134
    GATX Corp.                                               40,478  2,062,354
#*  Genco Shipping & Trading, Ltd.                           74,008    126,554
*   Gencor Industries, Inc.                                  10,941     75,712
#*  GenCorp, Inc.                                           100,625  1,315,169
#   Generac Holdings, Inc.                                   47,280  1,698,770
*   General Cable Corp.                                      62,794  2,165,137
*   Gibraltar Industries, Inc.                               66,899  1,251,011
    Global Power Equipment Group, Inc.                       30,265    499,373
*   Goldfield Corp. (The)                                    39,054    121,067
    Gorman-Rupp Co. (The)                                    28,558    806,764
*   GP Strategies Corp.                                      43,118    950,752
#*  GrafTech International, Ltd.                             11,675     83,827
    Graham Corp.                                             19,937    484,469
    Granite Construction, Inc.                               47,400  1,311,558
    Great Lakes Dredge & Dock Corp.                         137,286    950,019
*   Greenbrier Cos., Inc.                                    48,489  1,093,912
    Griffon Corp.                                            91,355    940,957
    H&E Equipment Services, Inc.                             76,817  1,563,994
    Hardinge, Inc.                                           27,925    376,988
    Harsco Corp.                                             45,789    999,574
#*  Hawaiian Holdings, Inc.                                 118,545    650,812
#   Healthcare Services Group, Inc.                          25,427    566,768
#   Heartland Express, Inc.                                  63,150    856,946
#   HEICO Corp.                                              19,829    872,674
    HEICO Corp. Class A                                      35,161  1,189,145
    Heidrick & Struggles International, Inc.                 39,264    519,070
    Herman Miller, Inc.                                      40,914  1,026,532
*   Hexcel Corp.                                              9,359    285,450
*   Hill International, Inc.                                 87,347    240,204
    HNI Corp.                                                42,083  1,448,918
    Houston Wire & Cable Co.                                 35,815    487,800
#*  Hub Group, Inc. Class A                                  32,954  1,207,764
*   Hudson Global, Inc.                                      61,636    203,399
    Huntington Ingalls Industries, Inc.                      32,035  1,694,652
*   Hurco Cos., Inc.                                         16,988    455,788
*   Huron Consulting Group, Inc.                             28,610  1,195,326
    Hyster-Yale Materials Handling, Inc.                     17,600    918,544

                                     1257

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   ICF International, Inc.                                  44,438 $1,204,714
*   II-VI, Inc.                                              70,886  1,096,606
#*  InnerWorkings, Inc.                                      67,880    683,552
*   Innotrac Corp.                                              712      2,734
    Innovative Solutions & Support, Inc.                     39,691    348,884
    Insperity, Inc.                                          26,597    734,875
    Insteel Industries, Inc.                                 32,612    540,707
*   Integrated Electrical Services, Inc.                     16,819     98,055
    Interface, Inc.                                         122,955  2,058,267
    International Shipholding Corp.                          14,919    269,437
    Intersections, Inc.                                      44,559    425,984
#*  JetBlue Airways Corp.                                   289,943  1,997,707
    John Bean Technologies Corp.                             52,396  1,086,693
    Kadant, Inc.                                             23,091    638,928
#   Kaman Corp.                                              28,890    976,193
    Kaydon Corp.                                             24,400    581,696
    Kelly Services, Inc. Class A                             51,194    871,322
*   Key Technology, Inc.                                     12,633    157,660
    Kforce, Inc.                                             78,147  1,181,583
    Kimball International, Inc. Class B                      69,308    636,941
    Knight Transportation, Inc.                              83,764  1,308,394
    Knoll, Inc.                                              33,550    522,038
*   Korn/Ferry International                                 61,744  1,021,863
#*  Kratos Defense & Security Solutions, Inc.                57,605    293,209
    Lawson Products, Inc.                                    19,640    277,906
*   Layne Christensen Co.                                    42,252    863,208
    LB Foster Co. Class A                                    18,795    829,799
#   Lindsay Corp.                                            14,054  1,079,628
*   LMI Aerospace, Inc.                                      26,187    560,140
    LS Starrett Co. (The) Class A                             5,758     61,611
    LSI Industries, Inc.                                     55,807    392,881
*   Lydall, Inc.                                             40,300    577,902
*   Magnetek, Inc.                                            1,607     25,085
#   Manitowoc Co., Inc. (The)                               108,200  2,029,832
    Marten Transport, Ltd.                                   51,465  1,048,342
#*  MasTec, Inc.                                             89,929  2,500,026
    Matson, Inc.                                             36,714    864,248
    McGrath RentCorp                                         31,476    977,645
*   Meritor, Inc.                                            49,017    284,299
    Met-Pro Corp.                                            35,649    477,697
*   Metalico, Inc.                                           74,863    111,546
*   Mfri, Inc.                                               15,568    113,646
    Michael Baker Corp.                                      19,553    476,116
*   Middleby Corp.                                           16,509  2,469,416
    Miller Industries, Inc.                                  27,120    409,783
    Mine Safety Appliances Co.                               38,627  1,854,096
*   Mistras Group, Inc.                                      34,379    651,482
*   Mobile Mini, Inc.                                        58,459  1,644,452
*   Moog, Inc. Class A                                       23,573  1,089,308
*   Moog, Inc. Class B                                          488     22,375
    Mueller Industries, Inc.                                 43,197  2,236,741
    Mueller Water Products, Inc. Class A                    214,157  1,267,809

                                     1258

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    Multi-Color Corp.                                        32,495 $  840,321
*   MYR Group, Inc.                                          49,036  1,118,021
#   National Presto Industries, Inc.                          9,465    709,875
*   National Technical Systems, Inc.                         25,608    246,349
*   Navigant Consulting, Inc.                                64,007    789,206
#*  Navistar International Corp.                             17,917    593,411
*   NCI Building Systems, Inc.                               17,046    291,828
    NL Industries, Inc.                                     130,038  1,465,528
*   NN, Inc.                                                 39,742    358,075
*   Northwest Pipe Co.                                       20,599    562,147
#*  Ocean Power Technologies, Inc.                           15,330     23,608
#*  Old Dominion Freight Line, Inc.                          17,536    675,136
    Omega Flex, Inc.                                         20,621    277,765
*   On Assignment, Inc.                                     101,799  2,470,662
*   Orbital Sciences Corp.                                   51,487    927,796
*   Orion Energy Systems, Inc.                               49,736    119,366
*   Orion Marine Group, Inc.                                 41,795    382,842
*   Oshkosh Corp.                                            15,660    614,812
*   Pacer International, Inc.                                88,548    503,838
    PAM Transportation Services, Inc.                        20,605    215,116
*   Park-Ohio Holdings Corp.                                 31,470  1,157,467
*   Patrick Industries, Inc.                                 19,700    399,122
*   Patriot Transportation Holding, Inc.                     15,359    444,643
*   Pendrell Corp.                                           52,857     89,328
*   PGT, Inc.                                                68,796    529,729
    Pike Electric Corp.                                      70,889  1,107,995
*   PMFG, Inc.                                               16,058     92,494
*   Powell Industries, Inc.                                  27,801  1,368,921
*   PowerSecure International, Inc.                          39,060    535,122
    Preformed Line Products Co.                               6,300    507,150
    Primoris Services Corp.                                  46,364  1,021,863
    Providence and Worcester Railroad Co.                     1,886     29,092
#   Quad/Graphics, Inc.                                      11,556    241,520
*   Quality Distribution, Inc.                               49,703    395,636
#   Quanex Building Products Corp.                           46,330    753,789
#   Raven Industries, Inc.                                   29,765    998,616
*   RBC Bearings, Inc.                                       24,372  1,172,293
    RCM Technologies, Inc.                                   21,213    119,853
*   Republic Airways Holdings, Inc.                         104,500  1,169,355
    Resources Connection, Inc.                               91,168  1,035,668
*   Roadrunner Transportation Systems, Inc.                  49,060  1,104,341
*   RPX Corp.                                                16,052    215,257
*   Rush Enterprises, Inc. Class A                           44,304  1,014,119
*   Rush Enterprises, Inc. Class B                           18,930    374,814
*   Saia, Inc.                                               40,865  1,672,196
    Schawk, Inc.                                             56,309    573,226
    Servotronics, Inc.                                        4,083     30,337
    SIFCO Industries, Inc.                                   12,202    208,410
    Simpson Manufacturing Co., Inc.                          52,259  1,501,924
    SkyWest, Inc.                                            54,166    775,115
    SL Industries, Inc.                                      14,437    277,190
*   Sparton Corp.                                            25,636    356,084

                                     1259

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Spirit Airlines, Inc.                                     9,093 $  242,783
*   Standard Parking Corp.                                   27,963    600,925
*   Standard Register Co. (The)                              46,619     32,167
    Standex International Corp.                              32,398  1,713,854
    Steelcase, Inc. Class A                                  89,369  1,134,986
*   Sterling Construction Co., Inc.                          29,272    296,233
    Sun Hydraulics Corp.                                     36,421  1,192,788
*   Supreme Industries, Inc. Class A                          6,279     28,130
#*  Swift Transportation Co.                                 91,199  1,278,610
    Sypris Solutions, Inc.                                   25,625     82,000
#   TAL International Group, Inc.                            39,709  1,643,953
*   Taser International, Inc.                               117,616  1,036,197
*   Team, Inc.                                               41,375  1,603,695
*   Tecumseh Products Co. Class A                            16,716    148,772
*   Tecumseh Products Co. Class B                             2,206     17,891
*   Teledyne Technologies, Inc.                              14,770  1,108,636
    Tennant Co.                                              16,581    792,903
*   Tetra Tech, Inc.                                         61,747  1,623,329
#   Textainer Group Holdings, Ltd.                           44,841  1,734,001
*   Thermon Group Holdings, Inc.                              4,179     81,908
    Titan International, Inc.                                69,401  1,548,336
#*  Titan Machinery, Inc.                                    46,619  1,051,725
*   TMS International Corp. Class A                           4,172     60,244
    Toro Co. (The)                                            9,510    428,045
*   TRC Cos., Inc.                                           47,541    287,148
#*  Trex Co., Inc.                                           26,108  1,270,937
*   Trimas Corp.                                             57,015  1,738,957
    Triumph Group, Inc.                                      46,890  3,746,511
*   TrueBlue, Inc.                                           72,527  1,502,759
*   Tufco Technologies, Inc.                                  1,800      9,135
*   Tutor Perini Corp.                                       42,859    704,602
    Twin Disc, Inc.                                          24,798    528,693
*   Ultralife Corp.                                          41,641    164,066
    UniFirst Corp.                                           18,468  1,681,511
#*  United Rentals, Inc.                                     53,799  2,830,365
    United Stationers, Inc.                                  55,448  1,800,397
    Universal Forest Products, Inc.                          26,813  1,034,982
*   Universal Security Instruments, Inc.                      1,120      5,337
*   Universal Truckload Services, Inc.                       29,988    756,897
#*  US Airways Group, Inc.                                  133,986  2,264,363
    US Ecology, Inc.                                         37,664  1,024,461
*   USA Truck, Inc.                                          25,619    131,425
#*  USG Corp.                                                46,873  1,218,229
#   UTi Worldwide, Inc.                                      72,076  1,058,796
*   Versar, Inc.                                             22,996    100,722
    Viad Corp.                                               46,694  1,216,379
*   Vicor Corp.                                              33,325    178,955
*   Virco Manufacturing Corp.                                16,500     33,495
    VSE Corp.                                                 7,747    236,206
*   Wabash National Corp.                                     1,873     17,662
    Watsco, Inc. Class B                                      1,348    113,657
    Watts Water Technologies, Inc. Class A                   40,117  1,887,906

                                     1260

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
#   Werner Enterprises, Inc.                                57,599 $  1,322,473
#*  Wesco Aircraft Holdings, Inc.                            6,987      115,355
#*  WESCO International, Inc.                                1,446      103,664
*   Willdan Group, Inc.                                      3,099        7,236
*   Willis Lease Finance Corp.                              11,622      164,916
#   Woodward, Inc.                                          10,773      387,720
#*  XPO Logistics, Inc.                                     35,476      578,614
                                                                   ------------
Total Industrials                                                   272,897,680
                                                                   ------------
Information Technology -- (14.2%)
#*  3D Systems Corp.                                       118,222    4,520,809
*   Accelrys, Inc.                                         129,844    1,278,963
*   ACI Worldwide, Inc.                                     29,929    1,406,962
#*  Active Network, Inc. (The)                               3,869       19,461
*   Actuate Corp.                                          103,572      635,932
*   Acxiom Corp.                                            84,993    1,690,511
*   ADDvantage Technologies Group, Inc.                     13,988       33,012
*   Advanced Energy Industries, Inc.                        84,045    1,427,084
#*  Advent Software, Inc.                                   43,884    1,274,391
*   Aeroflex Holding Corp.                                  37,444      278,583
*   Aetrium, Inc.                                           19,579       15,272
*   Agilysys, Inc.                                          35,556      415,294
*   Alpha & Omega Semiconductor, Ltd.                       10,275       74,391
    American Software, Inc. Class A                         55,346      459,925
#*  Amkor Technology, Inc.                                 133,735      565,699
*   Amtech Systems, Inc.                                    20,021       74,278
*   ANADIGICS, Inc.                                        129,498      271,946
*   Analysts International Corp.                             1,900        6,745
*   Anaren, Inc.                                            33,884      793,224
#   Anixter International, Inc.                             27,653    1,983,826
    AOL, Inc.                                               69,740    2,694,754
#*  Applied Micro Circuits Corp.                           112,311      837,840
*   ARRIS Group, Inc.                                      170,706    2,818,356
*   Aspen Technology, Inc.                                  21,002      640,141
    Astro-Med, Inc.                                          5,157       50,848
*   ATMI, Inc.                                              47,820    1,040,085
#*  AVG Technologies NV                                      7,894      128,830
*   Aviat Networks, Inc.                                    79,456      254,259
*   Avid Technology, Inc.                                   74,541      491,225
    AVX Corp.                                                4,527       51,200
    Aware, Inc.                                             31,813      153,657
*   Axcelis Technologies, Inc.                             128,166      166,616
*   AXT, Inc.                                               90,440      259,563
#   Badger Meter, Inc.                                      31,786    1,388,412
    Bel Fuse, Inc. Class A                                   4,111       53,957
    Bel Fuse, Inc. Class B                                  22,450      330,464
*   Benchmark Electronics, Inc.                             66,556    1,187,359
    Black Box Corp.                                         33,789      733,897
#   Blackbaud, Inc.                                         33,893      993,404
*   Blucora, Inc.                                           98,115    1,449,159
#   Booz Allen Hamilton Holding Corp.                       37,228      565,493
#*  Bottomline Technologies de, Inc.                        37,887      992,639

                                     1261

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
*     BroadVision, Inc.                                       10,395 $   90,125
      Brooks Automation, Inc.                                 73,481    714,235
*     Bsquare Corp.                                           21,382     66,070
*     BTU International, Inc.                                 20,546     47,256
*     Cabot Microelectronics Corp.                            26,550    889,691
#*    CACI International, Inc. Class A                        28,099  1,643,511
*     CalAmp Corp.                                            68,727    764,932
*     Calix, Inc.                                             58,207    496,506
*     Cardtronics, Inc.                                       36,776  1,030,096
*     Cascade Microtech, Inc.                                 20,463    140,376
#     Cass Information Systems, Inc.                          23,096    965,413
*     Ceva, Inc.                                              37,919    578,644
*     Checkpoint Systems, Inc.                                47,160    545,641
*     Chyron International Corp.                               1,300      1,612
*     CIBER, Inc.                                            143,154    609,836
#*    Cirrus Logic, Inc.                                     109,053  2,105,813
*     Clearfield, Inc.                                        30,926    217,410
      Cognex Corp.                                            39,844  1,581,807
      Coherent, Inc.                                          24,131  1,349,647
      Cohu, Inc.                                              54,623    522,742
(o)#  Commerce One LLC                                         1,966         --
      Communications Systems, Inc.                            22,540    219,314
*     CommVault Systems, Inc.                                 23,531  1,730,470
      Computer Task Group, Inc.                               45,193    927,360
*     Compuware Corp.                                         57,557    690,684
*     comScore, Inc.                                          11,035    178,436
      Comtech Telecommunications Corp.                        31,096    765,273
#*    Comverse, Inc.                                          13,950    370,094
      Concurrent Computer Corp.                               18,853    132,725
*     Constant Contact, Inc.                                   5,333     77,915
      Convergys Corp.                                        170,395  2,900,123
*     CoreLogic, Inc.                                         78,619  2,144,726
#*    CoStar Group, Inc.                                      31,675  3,433,887
*     Cray, Inc.                                              93,041  1,968,748
#     Crexendo, Inc.                                           6,053     14,830
*     CSG Systems International, Inc.                         71,089  1,536,233
      CSP, Inc.                                                1,770      9,735
      CTS Corp.                                               68,434    728,822
*     CyberOptics Corp.                                       22,727    127,044
#*    Cymer, Inc.                                             34,206  3,583,421
      Daktronics, Inc.                                        85,387    853,016
*     Datalink Corp.                                          46,119    516,072
*     Dataram Corp.                                            2,522      5,271
*     Dealertrack Technologies, Inc.                          46,820  1,303,937
#*    Demand Media, Inc.                                      27,534    238,444
*     Dice Holdings, Inc.                                    130,262  1,099,411
*     Digi International, Inc.                                57,051    520,305
      Digimarc Corp.                                          17,348    380,615
*     Digital River, Inc.                                     29,578    428,289
*     Diodes, Inc.                                            40,113    812,689
*     Dot Hill Systems Corp.                                  99,183    149,766
*     DSP Group, Inc.                                         50,499    407,527

                                     1262

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   DTS, Inc.                                                39,034 $  654,991
*   Dynamics Research Corp.                                  24,349    142,198
    EarthLink, Inc.                                         157,051    893,620
#   Ebix, Inc.                                               42,888    798,146
*   Edgewater Technology, Inc.                               10,739     41,453
    Electro Rent Corp.                                       56,344    933,620
    Electro Scientific Industries, Inc.                      58,639    632,128
*   Electronics for Imaging, Inc.                            66,427  1,774,929
#*  Ellie Mae, Inc.                                           4,165    108,373
    eMagin Corp.                                             25,304     90,335
#*  Emcore Corp.                                             45,355    198,201
*   Emulex Corp.                                             87,427    524,562
*   Entegris, Inc.                                           97,311    922,508
*   Entropic Communications, Inc.                           160,198    679,240
*   Envestnet, Inc.                                          21,270    387,539
    EPIQ Systems, Inc.                                       73,086  1,021,011
    ePlus, Inc.                                              19,530    888,224
*   Euronet Worldwide, Inc.                                  56,870  1,736,241
*   Exar Corp.                                              109,176  1,176,917
*   ExlService Holdings, Inc.                                35,150  1,146,593
*   Extreme Networks                                        222,850    742,091
*   Fabrinet                                                 27,368    375,763
    Fair Isaac Corp.                                         47,990  2,235,374
*   Fairchild Semiconductor International, Inc.             107,359  1,384,931
*   FalconStor Software, Inc.                                 4,800      7,920
*   FARO Technologies, Inc.                                  32,288  1,252,452
#   FEI Co.                                                  43,300  2,766,004
#*  Finisar Corp.                                            88,158  1,131,949
*   FormFactor, Inc.                                         84,129    416,439
    Forrester Research, Inc.                                 35,124  1,259,195
    Frequency Electronics, Inc.                              19,508    195,470
#*  Fusion-io, Inc.                                           9,847    184,927
*   GigOptix, Inc.                                              700        672
*   Global Cash Access Holdings, Inc.                       164,108  1,170,090
*   Globecomm Systems, Inc.                                  59,230    725,568
*   GSE Systems, Inc.                                        33,450     63,221
*   GSI Group, Inc.                                          63,299    540,573
*   GSI Technology, Inc.                                     61,196    381,863
#*  GT Advanced Technologies, Inc.                           57,131    224,525
*   Guidance Software, Inc.                                  22,628    238,047
    Hackett Group, Inc. (The)                                96,523    471,032
*   Harmonic, Inc.                                          141,392    803,107
*   Hauppauge Digital, Inc.                                  14,537     14,246
#   Heartland Payment Systems, Inc.                          30,816  1,013,538
#*  Higher One Holdings, Inc.                                14,755    145,484
*   Hittite Microwave Corp.                                  17,786    997,972
#*  Hutchinson Technology, Inc.                              52,415    146,762
*   ID Systems, Inc.                                         23,495    126,873
#*  Identive Group, Inc.                                    106,358    101,040
*   IEC Electronics Corp.                                    23,686    136,431
*   iGATE Corp.                                              90,377  1,508,392
#*  iGO, Inc.                                                 4,272     10,637

                                     1263

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Imation Corp.                                            32,780 $  120,630
*   Immersion Corp.                                          52,227    553,084
#*  Infinera Corp.                                           75,164    632,881
*   Innodata, Inc.                                           59,616    195,540
*   Inphi Corp.                                              25,523    240,171
*   Insight Enterprises, Inc.                                55,890  1,012,727
*   Integrated Device Technology, Inc.                      209,150  1,487,056
*   Integrated Silicon Solution, Inc.                        64,686    593,171
*   Intellicheck Mobilisa, Inc.                              40,531     20,671
*   Interactive Intelligence Group, Inc.                     23,823    986,987
#   InterDigital, Inc.                                        6,002    266,549
*   Intermec, Inc.                                           43,121    424,311
*   Internap Network Services Corp.                         132,556  1,057,797
#*  International Rectifier Corp.                            72,405  1,535,710
*   Interphase Corp.                                         15,755     37,497
    Intersil Corp. Class A                                  124,482    965,980
*   Intevac, Inc.                                            40,992    185,694
*   IntraLinks Holdings, Inc.                                13,953     79,811
*   IntriCon Corp.                                           16,201     65,290
#   IPG Photonics Corp.                                       3,925    249,944
*   Iteris, Inc.                                             58,990     92,024
*   Itron, Inc.                                              38,870  1,541,195
*   Ixia                                                     83,339  1,372,593
    IXYS Corp.                                               70,033    634,499
#   j2 Global, Inc.                                          44,334  1,804,394
*   Kemet Corp.                                              59,055    367,913
*   Key Tronic Corp.                                         30,100    340,130
    Keynote Systems, Inc.                                    37,106    415,958
*   KIT Digital, Inc.                                        64,234     19,591
*   Kopin Corp.                                             145,834    482,711
*   Kulicke & Soffa Industries, Inc.                        101,885  1,177,791
*   KVH Industries, Inc.                                     35,615    470,474
*   Lattice Semiconductor Corp.                             241,024  1,120,762
    Lender Processing Services, Inc.                         43,342  1,202,307
#   Lexmark International, Inc. Class A                      16,596    503,025
*   LGL Group, Inc. (The)                                     5,074     26,385
*   Limelight Networks, Inc.                                204,762    395,191
*   Lionbridge Technologies, Inc.                            53,545    183,124
#*  Liquidity Services, Inc.                                 43,203  1,421,379
    Littelfuse, Inc.                                         28,600  1,996,852
*   LogMeIn, Inc.                                               400      9,032
*   LoJack Corp.                                             42,858    150,432
*   LTX-Credence Corp.                                       96,198    567,568
*   Magnachip Semiconductor Corp.                            59,617    956,257
*   Manhattan Associates, Inc.                               20,190  1,417,540
#   ManTech International Corp. Class A                      16,430    438,517
    Marchex, Inc. Class B                                    53,747    221,975
*   Market Leader, Inc.                                      67,535    676,701
#*  Mattersight Corp.                                        13,991     65,478
*   Mattson Technology, Inc.                                132,667    204,307
    MAXIMUS, Inc.                                            32,282  2,572,553
*   MaxLinear, Inc. Class A                                  10,923     68,050

                                     1264

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  Maxwell Technologies, Inc.                                5,314 $   32,415
*   Measurement Specialties, Inc.                            36,932  1,579,582
*   MEMSIC, Inc.                                             19,187     78,091
    Mentor Graphics Corp.                                   201,941  3,687,443
#*  Mercury Systems, Inc.                                    55,881    431,960
*   Meru Networks, Inc.                                       1,036      5,853
    Mesa Laboratories, Inc.                                   6,345    313,189
    Methode Electronics, Inc.                                84,399  1,213,658
    Micrel, Inc.                                             93,585    941,465
*   Microsemi Corp.                                          82,926  1,724,861
#*  Mindspeed Technologies, Inc.                             92,934    212,819
    MKS Instruments, Inc.                                    62,805  1,687,570
#   MOCON, Inc.                                              11,568    167,736
*   ModusLink Global Solutions, Inc.                         84,702    237,166
*   MoneyGram International, Inc.                             9,596    158,430
    Monolithic Power Systems, Inc.                           67,412  1,625,977
    Monotype Imaging Holdings, Inc.                          71,866  1,666,573
#*  Monster Worldwide, Inc.                                  56,927    249,340
*   MoSys, Inc.                                              64,124    289,840
*   Move, Inc.                                               91,290  1,041,619
    MTS Systems Corp.                                        19,647  1,197,485
*   Multi-Fineline Electronix, Inc.                          36,866    561,838
*   Nanometrics, Inc.                                        50,029    701,907
*   NAPCO Security Technologies, Inc.                        40,293    170,842
*   NCI, Inc. Class A                                        13,413     56,603
*   NeoPhotonics Corp.                                        2,697     14,860
#*  NETGEAR, Inc.                                            41,819  1,245,788
#*  Netlist, Inc.                                            48,220     27,389
*   Netscout Systems, Inc.                                   64,833  1,478,841
#*  NeuStar, Inc. Class A                                       700     30,709
*   Newport Corp.                                            70,670  1,070,650
    NIC, Inc.                                                20,171    339,680
*   Novatel Wireless, Inc.                                   69,398    181,823
*   Numerex Corp. Class A                                    34,182    352,758
#*  Oclaro, Inc.                                             44,433     60,429
*   Official Payments Holdings, Inc.                         32,296    181,504
*   OmniVision Technologies, Inc.                            60,316    808,838
#*  Onvia, Inc.                                               3,803     17,646
#*  OpenTable, Inc.                                           7,812    432,707
*   Oplink Communications, Inc.                              48,674    799,227
    Optical Cable Corp.                                      17,561     73,405
*   OSI Systems, Inc.                                        29,110  1,668,003
*   PAR Technology Corp.                                     32,181    134,838
    Park Electrochemical Corp.                               33,564    801,173
    PC Connection, Inc.                                      61,775    953,806
    PC-Tel, Inc.                                             39,723    264,952
*   PCM, Inc.                                                28,324    205,349
*   PDF Solutions, Inc.                                      48,486    829,595
    Perceptron, Inc.                                         24,048    168,096
*   Perficient, Inc.                                         72,621    761,068
*   Performance Technologies, Inc.                           25,604     21,507
*   Pericom Semiconductor Corp.                              55,754    360,171

                                     1265

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Photronics, Inc.                                        129,001 $1,017,818
*   Pixelworks, Inc.                                         33,255     76,487
*   Planar Systems, Inc.                                     29,908     51,143
    Plantronics, Inc.                                        41,400  1,814,148
*   Plexus Corp.                                             45,907  1,238,112
*   PLX Technology, Inc.                                     40,324    188,313
*   PMC - Sierra, Inc.                                      258,477  1,488,828
*   Polycom, Inc.                                            46,875    492,188
    Power Integrations, Inc.                                 32,553  1,348,020
*   Power-One, Inc.                                         111,584    705,211
*   PRGX Global, Inc.                                        59,283    331,392
#*  Procera Networks, Inc.                                    1,980     21,958
*   Progress Software Corp.                                  77,464  1,748,362
*   PROS Holdings, Inc.                                      10,085    261,403
#   QAD, Inc. Class A                                        24,504    296,008
#   QAD, Inc. Class B                                         6,515     68,538
*   QLIK Technologies, Inc.                                  10,209    265,536
*   QLogic Corp.                                             85,566    929,247
*   Qualstar Corp.                                           12,400     22,444
*   QuinStreet, Inc.                                         11,713     76,603
*   Radisys Corp.                                            52,323    259,522
*   Rambus, Inc.                                             26,358    183,452
*   RealD, Inc.                                               9,865    147,679
*   RealNetworks, Inc.                                       72,020    554,554
*   Reis, Inc.                                               15,451    247,680
*   Relm Wireless Corp.                                      29,676     70,629
#*  Remark Media, Inc.                                       14,739     47,902
#*  Responsys, Inc.                                          27,898    216,767
    RF Industries, Ltd.                                       5,082     30,441
*   RF Micro Devices, Inc.                                  237,097  1,330,114
    Richardson Electronics, Ltd.                             30,460    357,296
    Rimage Corp.                                             21,930    197,589
#*  Riverbed Technology, Inc.                                 9,203    136,757
*   Rofin-Sinar Technologies, Inc.                           36,445    907,481
*   Rogers Corp.                                             24,439  1,042,079
*   Rosetta Stone, Inc.                                      40,600    687,358
*   Rovi Corp.                                               15,403    360,276
#*  Rubicon Technology, Inc.                                 44,265    328,004
*   Rudolph Technologies, Inc.                               78,100    911,427
#*  Saba Software, Inc.                                       8,099     73,701
*   Sanmina Corp.                                            75,105    947,825
*   Sapient Corp.                                           114,211  1,333,984
*   ScanSource, Inc.                                         29,913    866,580
*   Scientific Learning Corp.                                26,056     26,056
#*  SciQuest, Inc.                                            1,822     41,651
*   Seachange International, Inc.                            75,765    822,808
*   Selectica, Inc.                                           1,042      8,649
*   Semtech Corp.                                            65,709  2,107,288
*   Sevcon, Inc.                                              4,832     19,328
*   ShoreTel, Inc.                                           69,460    250,751
*   Sigma Designs, Inc.                                      46,349    220,621
*   Silicon Graphics International Corp.                     41,477    539,201

                                     1266

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Silicon Image, Inc.                                     155,771 $  767,951
#*  Silicon Laboratories, Inc.                               22,291    885,176
*   Smith Micro Software, Inc.                               56,638     79,293
*   SMTC Corp.                                               10,494     23,192
*   Sonus Networks, Inc.                                    243,700    511,770
    Soundbite Communications, Inc.                            4,790     14,657
#*  Sourcefire, Inc.                                         25,577  1,221,558
*   Spansion, Inc. Class A                                   33,519    435,412
*   Spark Networks, Inc.                                     42,721    291,357
#*  SS&C Technologies Holdings, Inc.                         31,641    971,062
*   Stamps.com, Inc.                                         27,405    927,385
*   StarTek, Inc.                                            25,558    177,117
*   STEC, Inc.                                               82,526    299,569
#*  Stratasys, Ltd.                                          29,742  2,470,073
#*  SunPower Corp.                                           20,122    273,458
*   Super Micro Computer, Inc.                               44,960    432,515
    Supertex, Inc.                                           26,761    564,122
*   support.com, Inc.                                       103,185    411,708
*   Sykes Enterprises, Inc.                                  51,985    800,049
*   Symmetricom, Inc.                                        94,240    490,048
*   Synaptics, Inc.                                          27,717  1,142,772
*   Synchronoss Technologies, Inc.                           17,173    486,683
*   SYNNEX Corp.                                             58,459  2,022,681
#*  Take-Two Interactive Software, Inc.                      77,671  1,185,259
*   Tech Data Corp.                                          17,911    836,981
*   TechTarget, Inc.                                         57,889    257,027
*   TeleCommunication Systems, Inc. Class A                 114,939    221,832
*   Telenav, Inc.                                            61,531    322,422
*   TeleTech Holdings, Inc.                                  62,869  1,338,481
    Tellabs, Inc.                                           147,403    305,124
    Telular Corp.                                            43,142    550,923
    Tessco Technologies, Inc.                                19,087    390,138
    Tessera Technologies, Inc.                               58,942  1,200,649
    TheStreet, Inc.                                          73,298    136,334
    Transact Technologies, Inc.                              21,556    161,886
*   Travelzoo, Inc.                                           1,260     32,168
*   Trio Tech International                                     400        800
*   TriQuint Semiconductor, Inc.                            192,479  1,124,077
    TSR, Inc.                                                   300        999
*   TTM Technologies, Inc.                                   80,481    581,878
*   Tyler Technologies, Inc.                                 34,175  2,161,227
*   Ultimate Software Group, Inc.                             2,656    256,543
*   Ultra Clean Holdings                                     37,965    237,661
*   Ultratech, Inc.                                          36,610  1,078,897
*   Unisys Corp.                                             24,201    462,965
    United Online, Inc.                                     222,900  1,515,720
#*  USA Technologies, Inc.                                   42,977     89,822
*   UTStarcom Holdings Corp.                                 25,752     71,333
*   ValueClick, Inc.                                         93,902  2,897,816
#*  Veeco Instruments, Inc.                                  34,477  1,312,539
*   Verint Systems, Inc.                                     40,837  1,349,254
#*  ViaSat, Inc.                                             25,352  1,228,811

                                     1267

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   Viasystems Group, Inc.                                  10,156 $    129,184
*   Vicon Industries, Inc.                                  12,267       41,094
*   Video Display Corp.                                     29,556      107,879
*   Virtusa Corp.                                           58,722    1,304,216
*   Vishay Intertechnology, Inc.                           158,809    2,229,678
*   Vishay Precision Group, Inc.                             8,414      120,573
#*  VistaPrint NV                                           35,640    1,454,112
*   Volterra Semiconductor Corp.                            29,470      383,405
    Wayside Technology Group, Inc.                          12,677      151,997
#*  Web.com Group, Inc.                                     51,728      900,067
*   WebMD Health Corp.                                       8,660      209,139
*   Websense, Inc.                                          24,602      438,900
*   Westell Technologies, Inc. Class A                     119,124      233,483
*   WEX, Inc.                                                6,152      466,199
#*  WPCS International, Inc.                                 5,182        1,866
*   XO Group, Inc.                                          64,966      731,517
    Xyratex, Ltd.                                           65,899      703,801
#*  Zebra Technologies Corp. Class A                        42,318    1,974,135
*   Zix Corp.                                              122,482      460,532
*   Zygo Corp.                                              44,558      666,588
                                                                   ------------
Total Information Technology                                        257,030,459
                                                                   ------------
Materials -- (5.0%)
    A Schulman, Inc.                                        39,305    1,020,751
*   AEP Industries, Inc.                                    15,313    1,180,632
#*  AM Castle & Co.                                         47,853      828,814
    AMCOL International Corp.                               33,527    1,031,626
*   American Pacific Corp.                                  15,105      370,224
    American Vanguard Corp.                                 64,951    1,873,187
*   Arabian American Development Co.                        15,657      119,150
    Axiall Corp.                                            31,063    1,629,254
    Balchem Corp.                                           26,831    1,162,856
    Boise, Inc.                                            129,900    1,037,901
    Buckeye Technologies, Inc.                              76,189    2,863,945
*   Calgon Carbon Corp.                                     57,003      971,331
#   Carpenter Technology Corp.                              22,096      993,436
*   Century Aluminum Co.                                    75,743      618,063
    Chase Corp.                                             19,295      374,323
*   Chemtura Corp.                                          48,482    1,030,727
*   Clearwater Paper Corp.                                  22,117    1,017,824
*   Coeur d'Alene Mines Corp.                               56,042      854,080
    Commercial Metals Co.                                  130,977    1,914,884
*   Contango ORE, Inc.                                       2,399       20,619
*   Continental Materials Corp.                              1,135       19,579
*   Core Molding Technologies, Inc.                         24,525      218,518
    Deltic Timber Corp.                                     10,217      638,358
#   Eagle Materials, Inc.                                   49,700    3,367,175
*   Ferro Corp.                                             84,393      594,127
#*  Flotek Industries, Inc.                                 39,200      628,768
    Friedman Industries, Inc.                               15,233      145,018
    FutureFuel Corp.                                        19,629      240,455
#*  General Moly, Inc.                                     194,739      362,215

                                     1268

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
    Globe Specialty Metals, Inc.                             41,730 $  544,994
#*  Golden Minerals Co.                                       3,249      5,913
*   Graphic Packaging Holding Co.                           274,844  2,066,827
#   Greif, Inc. Class A                                       5,000    240,850
    Hawkins, Inc.                                            22,677    843,358
    Haynes International, Inc.                               22,213  1,079,774
    HB Fuller Co.                                            55,958  2,120,808
*   Headwaters, Inc.                                        115,736  1,256,893
    Hecla Mining Co.                                         74,320    252,688
*   Horsehead Holding Corp.                                  86,776    928,503
    Innophos Holdings, Inc.                                  31,295  1,605,746
    Innospec, Inc.                                           34,589  1,522,262
#   Intrepid Potash, Inc.                                    18,807    346,237
    Kaiser Aluminum Corp.                                    24,077  1,516,851
    KapStone Paper and Packaging Corp.                       76,202  2,254,055
    KMG Chemicals, Inc.                                      27,369    502,495
    Koppers Holdings, Inc.                                   16,148    709,059
*   Kraton Performance Polymers, Inc.                        25,135    570,816
*   Landec Corp.                                             62,597    839,426
*   Louisiana-Pacific Corp.                                 183,497  3,324,966
*   LSB Industries, Inc.                                     32,790  1,070,921
    Materion Corp.                                           41,009  1,086,328
#*  McEwen Mining, Inc.                                     122,506    285,439
*   Mercer International, Inc.                               90,527    569,415
    Minerals Technologies, Inc.                              44,730  1,817,380
#*  Mines Management, Inc.                                   23,303     18,409
*   Mod-Pac Corp.                                             5,715     47,720
    Myers Industries, Inc.                                   89,037  1,319,528
    Neenah Paper, Inc.                                       33,652    967,832
#   NewMarket Corp.                                           7,700  2,068,990
    Noranda Aluminum Holding Corp.                           58,017    221,045
*   Northern Technologies International Corp.                 7,993     86,324
    Olin Corp.                                               72,506  1,752,470
    Olympic Steel, Inc.                                      24,946    498,920
*   OM Group, Inc.                                           39,000    954,330
*   OMNOVA Solutions, Inc.                                   96,462    643,402
*   Penford Corp.                                            25,828    284,108
    PH Glatfelter Co.                                        71,213  1,709,112
    PolyOne Corp.                                           105,170  2,369,480
    Quaker Chemical Corp.                                    33,824  2,087,617
#*  Resolute Forest Products, Inc.                            5,869     85,863
*   RTI International Metals, Inc.                           33,400    969,268
    Schnitzer Steel Industries, Inc. Class A                 21,612    530,142
    Schweitzer-Mauduit International, Inc.                   49,148  1,980,173
*   Senomyx, Inc.                                               600      1,230
    Sensient Technologies Corp.                              37,527  1,476,687
    Stepan Co.                                               23,206  1,321,350
#*  Stillwater Mining Co.                                    97,521  1,213,161
*   SunCoke Energy, Inc.                                     21,696    328,260
    Synalloy Corp.                                           15,685    221,002
#*  Texas Industries, Inc.                                   44,165  2,812,427
    Tredegar Corp.                                           30,500    902,800

                                     1269

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
*     United States Lime & Minerals, Inc.                    12,780 $   590,180
*     Universal Stainless & Alloy Products, Inc.             17,848     623,966
      Wausau Paper Corp.                                    129,988   1,323,278
      Westlake Chemical Corp.                                27,264   2,266,729
      Worthington Industries, Inc.                           82,330   2,649,379
      Zep, Inc.                                              46,908     713,002
*     Zoltek Cos., Inc.                                      74,271     981,120
                                                                    -----------
Total Materials                                                      90,509,148
                                                                    -----------
Other -- (0.0%)
(o)*  Allen Organ Co. Escrow Shares                             700          --
(o)*  Gerber Scientific, Inc. Escrow Shares                  58,381          --
(o)*  Petrocorp, Inc. Escrow Shares                           5,200         312
(o)*  Price Communications Liquidation Trust                 68,586          --
                                                                    -----------
Total Other                                                                 312
                                                                    -----------
Telecommunication Services -- (0.6%)
#*    8x8, Inc.                                               1,985      14,352
      Alteva                                                  6,834      71,210
      Atlantic Tele-Network, Inc.                            26,846   1,362,971
#*    Boingo Wireless, Inc.                                   6,442      40,134
*     Cbeyond, Inc.                                          33,970     298,257
*     Cincinnati Bell, Inc.                                 245,250     863,280
      Consolidated Communications Holdings, Inc.             54,232     999,496
*     General Communication, Inc. Class A                    92,715     900,263
#*    Hawaiian Telcom Holdco, Inc.                            3,202      77,392
      HickoryTech Corp.                                      34,398     353,611
      IDT Corp. Class B                                      47,769     706,504
#*    Iridium Communications, Inc.                          112,323     753,687
      Lumos Networks Corp.                                   17,041     229,883
      Neutral Tandem, Inc.                                   56,590     168,638
#     NTELOS Holdings Corp.                                   2,293      33,753
*     ORBCOMM, Inc.                                          97,869     462,920
*     Premiere Global Services, Inc.                        122,592   1,376,708
      Primus Telecommunications Group, Inc.                   7,442      93,546
      Shenandoah Telecommunications Co.                      36,979     606,086
      USA Mobility, Inc.                                     49,865     676,668
*     Vonage Holdings Corp.                                 168,491     513,898
                                                                    -----------
Total Telecommunication Services                                     10,603,257
                                                                    -----------
Utilities -- (2.3%)
#     ALLETE, Inc.                                           45,654   2,344,333
      American States Water Co.                              20,867   1,157,701
      Artesian Resources Corp. Class A                       17,365     409,293
      Avista Corp.                                           70,665   1,982,153
      Black Hills Corp.                                      49,990   2,344,031
*     Cadiz, Inc.                                             4,280      25,209
      California Water Service Group                         38,695     775,835
      CH Energy Group, Inc.                                  17,837   1,158,870
      Chesapeake Utilities Corp.                             20,760   1,107,754
      Cleco Corp.                                            10,981     543,779

                                     1270

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                        SHARES       VALUE+
                                                       --------- --------------
Utilities -- (Continued)
       Connecticut Water Service, Inc.                    20,021 $      570,198
       Consolidated Water Co., Ltd.                       22,624        225,561
       Delta Natural Gas Co., Inc.                        17,638        382,392
*      Dynegy, Inc.                                       12,162        300,523
       El Paso Electric Co.                               49,500      1,854,270
       Empire District Electric Co. (The)                 47,790      1,102,515
#      Gas Natural, Inc.                                  18,750        193,687
       Genie Energy, Ltd. Class B                         44,919        484,227
       IDACORP, Inc.                                       7,995        393,434
#      Laclede Group, Inc. (The)                          23,836      1,113,380
       MGE Energy, Inc.                                   27,184      1,518,226
       Middlesex Water Co.                                34,446        675,486
#      New Jersey Resources Corp.                         33,082      1,561,470
#      Northwest Natural Gas Co.                          30,416      1,352,600
       NorthWestern Corp.                                 44,135      1,898,688
#      Ormat Technologies, Inc.                           24,410        530,673
#      Otter Tail Corp.                                   40,694      1,269,653
       PNM Resources, Inc.                                99,252      2,383,041
       Portland General Electric Co.                      41,385      1,334,666
       RGC Resources, Inc.                                13,188        263,628
       SJW Corp.                                          40,520      1,027,587
#      South Jersey Industries, Inc.                      33,387      2,059,978
       Southwest Gas Corp.                                17,562        889,867
*      Synthesis Energy Systems, Inc.                     52,632         56,843
       UIL Holdings Corp.                                 49,500      2,061,180
       Unitil Corp.                                       28,383        860,289
       UNS Energy Corp.                                   37,793      1,925,931
       WGL Holdings, Inc.                                 36,505      1,687,261
#      York Water Co.                                     25,979        487,106
                                                                 --------------
Total Utilities                                                      42,313,318
                                                                 --------------
TOTAL COMMON STOCKS                                               1,548,797,410
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights          3,283             --
(o)*   CVR Energy, Inc. Contingent Value Rights           93,364             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                      3,190          6,380
(o)*   Fieldpoint Petroleum Corp. Warrants 03/23/18        8,999          6,209
(o)*   United Community Financial Corp. Rights             8,077            618
(o)*   Wright Medical Group, Inc. Contingent Value
         Rights                                            1,100          2,860
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    16,067
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid Reserves      7,817,192      7,817,192
                                                                 --------------

                                     1271

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)        VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (13.8%)
(S)@  DFA Short Term Investment Fund                  21,551,153 $  249,346,844
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,217,348,656)              $1,805,977,513
                                                                 ==============

                                     1272

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- ----------
COMMON STOCKS -- (90.1%)

Consumer Discretionary -- (13.3%)
*   1-800-Flowers.com, Inc. Class A                          19,117 $  113,364
    Aaron's, Inc.                                            48,639  1,396,426
#   Abercrombie & Fitch Co. Class A                          43,637  2,162,650
    Advance Auto Parts, Inc.                                  3,500    293,580
#*  Aeropostale, Inc.                                        53,164    779,384
*   AFC Enterprises, Inc.                                     9,402    299,736
    AH Belo Corp. Class A                                     8,088     46,910
*   Amazon.com, Inc.                                         14,300  3,629,483
    Ambassadors Group, Inc.                                   9,192     30,793
*   AMC Networks, Inc. Class A                               14,928    940,613
    Amcon Distributing Co.                                      116      8,253
*   America's Car-Mart, Inc.                                  6,200    286,874
    American Eagle Outfitters, Inc.                         115,622  2,248,848
#*  American Public Education, Inc.                           6,522    218,683
    Ameristar Casinos, Inc.                                  17,796    469,636
*   ANN, Inc.                                                29,594    874,207
#*  Apollo Group, Inc. Class A                                6,900    126,753
    Arbitron, Inc.                                            6,900    322,161
*   Arctic Cat, Inc.                                          8,696    391,233
    Ark Restaurants Corp.                                     2,015     43,887
*   Asbury Automotive Group, Inc.                            21,501    861,975
*   Ascena Retail Group, Inc.                                86,034  1,591,629
*   Ascent Capital Group, Inc. Class A                        8,462    562,638
#   Autoliv, Inc.                                            13,256  1,013,024
*   AutoNation, Inc.                                         47,039  2,140,745
#*  AutoZone, Inc.                                            2,000    818,180
*   Ballantyne Strong, Inc.                                   7,721     34,667
#*  Bally Technologies, Inc.                                 18,899  1,006,939
#*  Barnes & Noble, Inc.                                     41,372    750,074
    Bassett Furniture Industries, Inc.                        6,115     85,793
    Beasley Broadcasting Group, Inc. Class A                  2,443     15,953
#*  Beazer Homes USA, Inc.                                    9,480    153,197
#   bebe stores, Inc.                                        18,942    107,212
#*  Bed Bath & Beyond, Inc.                                  22,200  1,527,360
    Belo Corp. Class A                                       63,025    675,628
    Best Buy Co., Inc.                                       82,954  2,155,974
    Big 5 Sporting Goods Corp.                               14,611    245,465
*   Big Lots, Inc.                                           32,294  1,176,147
*   Biglari Holdings, Inc.                                      980    379,534
#*  BJ's Restaurants, Inc.                                   14,900    511,070
*   Blue Nile, Inc.                                           2,200     71,786
#   Blyth, Inc.                                              10,298    169,711
    Bob Evans Farms, Inc.                                    18,828    816,006
*   Body Central Corp.                                        5,492     55,909
    Bon-Ton Stores, Inc. (The)                                9,305    142,739
#*  Books-A-Million, Inc.                                     7,576     19,698
*   BorgWarner, Inc.                                         21,107  1,649,934
    Bowl America, Inc. Class A                                1,280     16,307
#*  Boyd Gaming Corp.                                        35,300    423,600
*   Bravo Brio Restaurant Group, Inc.                         8,714    148,138
*   Bridgepoint Education, Inc.                              17,928    193,264

                                     1273

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Brinker International, Inc.                              28,231 $ 1,098,186
    Brown Shoe Co., Inc.                                     28,426     480,684
    Brunswick Corp.                                          10,869     344,113
#   Buckle, Inc. (The)                                       14,000     679,700
#*  Buffalo Wild Wings, Inc.                                  9,647     868,230
*   Build-A-Bear Workshop, Inc.                              11,127      56,414
#*  Cabela's, Inc.                                           43,917   2,819,471
    Cablevision Systems Corp. Class A                        38,808     576,687
*   Cache, Inc.                                               9,167      35,018
    Callaway Golf Co.                                        46,050     308,535
*   Cambium Learning Group, Inc.                             38,040      36,899
    Canterbury Park Holding Corp.                               200       2,350
*   Capella Education Co.                                     4,899     173,523
*   Career Education Corp.                                   37,866      82,927
#*  CarMax, Inc.                                             52,548   2,419,310
*   Carmike Cinemas, Inc.                                     8,368     146,942
    Carnival Corp.                                          118,459   4,088,020
    Carriage Services, Inc.                                   9,746     170,458
*   Carrols Restaurant Group, Inc.                           14,565      69,184
*   Carter's, Inc.                                           32,552   2,128,575
    Cato Corp. (The) Class A                                 17,798     427,330
*   Cavco Industries, Inc.                                    4,318     196,987
    CBS Corp. Class A                                         7,638     350,126
    CBS Corp. Class B                                       191,185   8,752,449
    CEC Entertainment, Inc.                                   9,700     323,689
#*  Central European Media Enterprises, Ltd. Class A          1,600       5,920
*   Charles & Colvard, Ltd.                                   9,461      36,803
#*  Charter Communications, Inc. Class A                      5,215     525,359
    Cheesecake Factory, Inc. (The)                           36,065   1,436,108
    Cherokee, Inc.                                            2,045      26,646
    Chico's FAS, Inc.                                        91,885   1,678,739
*   Children's Place Retail Stores, Inc. (The)               16,085     786,878
#*  Chipotle Mexican Grill, Inc.                              5,000   1,815,950
#   Choice Hotels International, Inc.                        15,862     619,570
*   Christopher & Banks Corp.                                16,842     117,052
    Churchill Downs, Inc.                                    11,574     884,948
    Cinemark Holdings, Inc.                                  64,292   1,985,980
*   Citi Trends, Inc.                                         9,300     109,461
*   Clear Channel Outdoor Holdings, Inc. Class A             22,155     160,181
#   Coach, Inc.                                              15,500     912,330
*   Cobra Electronics Corp.                                   2,859       8,777
#*  Coinstar, Inc.                                           20,048   1,058,735
#*  Coldwater Creek, Inc.                                     5,123      18,289
#   Collectors Universe                                       4,045      48,176
#   Columbia Sportswear Co.                                  21,849   1,280,351
    Comcast Corp. Class A                                   456,217  18,841,762
    Comcast Corp. Special Class A                           154,874   6,084,999
*   Conn's, Inc.                                             23,510   1,018,218
    Cooper Tire & Rubber Co.                                 42,796   1,065,192
    Core-Mark Holding Co., Inc.                               7,135     371,305
#*  Corinthian Colleges, Inc.                                42,969      85,938
    Cracker Barrel Old Country Store, Inc.                   12,320   1,019,357

                                     1274

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Crocs, Inc.                                              56,499 $  905,114
*   Crown Media Holdings, Inc. Class A                        2,100      4,305
    CSS Industries, Inc.                                        200      5,732
    CTC Media, Inc.                                          60,054    750,074
    Culp, Inc.                                                7,429    120,647
*   Cumulus Media, Inc. Class A                              11,282     35,990
    Dana Holding Corp.                                       94,093  1,623,104
#   Darden Restaurants, Inc.                                 22,600  1,166,838
#*  Deckers Outdoor Corp.                                    16,680    919,402
*   dELiA*s, Inc.                                             3,569      2,354
    Delphi Automotive P.L.C.                                  1,741     80,452
*   Delta Apparel, Inc.                                       6,071     81,230
    Destination Maternity Corp.                               9,223    219,046
*   Destination XL Group, Inc.                               29,286    145,844
#   DeVry, Inc.                                              21,763    609,582
*   DGSE Cos., Inc.                                           2,601     13,213
#   Dick's Sporting Goods, Inc.                              14,942    718,710
#*  Digital Generation, Inc.                                 13,316     89,217
    Dillard's, Inc. Class A                                  39,857  3,284,615
    DineEquity, Inc.                                         13,201    940,439
*   DIRECTV                                                  57,283  3,239,926
*   Discovery Communications, Inc.                           22,783  1,615,087
#*  Discovery Communications, Inc. Class A                   21,350  1,682,807
*   Discovery Communications, Inc. Class B                    1,077     84,895
    DISH Network Corp. Class A                               13,800    540,822
*   Dixie Group, Inc. (The)                                   3,261     19,501
*   Dollar General Corp.                                     17,616    917,617
*   Dollar Tree, Inc.                                        30,600  1,455,336
    Domino's Pizza, Inc.                                     24,441  1,349,143
#   Dorman Products, Inc.                                    22,606    853,150
    Dover Downs Gaming & Entertainment, Inc.                  8,312     15,294
#   DR Horton, Inc.                                         187,710  4,895,477
#*  DreamWorks Animation SKG, Inc. Class A                   26,736    515,470
    Drew Industries, Inc.                                    15,489    559,153
#   DSW, Inc. Class A                                        16,557  1,094,749
    Dunkin' Brands Group, Inc.                               13,448    521,917
#*  Education Management Corp.                               28,756    163,047
    Educational Development Corp.                             1,000      3,540
    Einstein Noah Restaurant Group, Inc.                     10,689    154,028
*   Emerson Radio Corp.                                      11,467     18,347
#*  Empire Resorts, Inc.                                        700      1,337
#*  Entercom Communications Corp. Class A                    14,466    114,426
*   Entertainment Gaming Asia, Inc.                             991      1,962
    Entravision Communications Corp. Class A                 26,167    101,005
    Escalade, Inc.                                            4,685     26,892
#   Ethan Allen Interiors, Inc.                              19,917    583,170
*   Ever-Glory International Group, Inc.                        945      2,155
*   EW Scripps Co. Class A                                   28,449    395,157
*   Exide Technologies                                       47,403     40,155
    Expedia, Inc.                                            11,934    666,395
*   Express, Inc.                                             9,956    181,299
#*  FAB Universal Corp.                                       1,225      5,427

                                     1275

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Family Dollar Stores, Inc.                                5,700 $   349,809
*   Famous Dave's Of America, Inc.                            3,800      41,990
*   Federal-Mogul Corp.                                      46,933     351,059
*   Fiesta Restaurant Group, Inc.                            13,204     359,941
*   Fifth & Pacific Cos., Inc.                               12,683     261,523
    Finish Line, Inc. (The) Class A                          32,100     622,419
    Fisher Communications, Inc.                               4,242     175,704
    Flexsteel Industries, Inc.                                1,903      39,183
    Foot Locker, Inc.                                        96,404   3,361,607
    Ford Motor Co.                                          327,501   4,490,039
*   Fossil, Inc.                                             25,357   2,488,029
    Fred's, Inc. Class A                                     23,700     337,251
    Frisch's Restaurants, Inc.                                2,647      43,199
*   Fuel Systems Solutions, Inc.                             12,950     203,444
*   Full House Resorts, Inc.                                  5,091      14,051
*   Furniture Brands International, Inc.                      3,602       3,962
*   G-III Apparel Group, Ltd.                                12,876     523,538
*   Gaiam, Inc. Class A                                       9,924      43,566
#   GameStop Corp. Class A                                   87,958   3,069,734
    Gaming Partners International Corp.                       3,430      29,635
#   Gannett Co., Inc.                                       152,595   3,076,315
    Gap, Inc. (The)                                          94,475   3,589,105
#   Garmin, Ltd.                                             56,321   1,975,741
*   Geeknet, Inc.                                             3,343      43,726
*   General Motors Co.                                      141,571   4,366,050
*   Genesco, Inc.                                            15,810     973,105
#   Gentex Corp.                                             74,326   1,672,335
#*  Gentherm, Inc.                                           15,400     234,542
#   Genuine Parts Co.                                        30,256   2,309,440
*   Global Sources, Ltd.                                     11,995      81,806
*   Goodyear Tire & Rubber Co. (The)                         45,600     569,772
*   Gordmans Stores, Inc.                                     3,412      38,487
*   Grand Canyon Education, Inc.                             21,184     541,675
*   Gray Television, Inc.                                    30,165     191,548
*   Gray Television, Inc. Class A                             2,300      13,501
#   Group 1 Automotive, Inc.                                 15,224     920,748
#   Guess?, Inc.                                             49,578   1,372,319
    H&R Block, Inc.                                          22,900     635,246
*   Hallwood Group, Inc. (The)                                  242       1,930
*   Hanesbrands, Inc.                                        17,637     884,672
    Harley-Davidson, Inc.                                    33,100   1,808,915
#   Harman International Industries, Inc.                    43,515   1,945,556
    Harte-Hanks, Inc.                                        28,528     226,227
#   Hasbro, Inc.                                             10,470     495,964
    Haverty Furniture Cos., Inc.                             12,530     297,963
    Haverty Furniture Cos., Inc. Class A                        717      16,993
*   Helen of Troy, Ltd.                                      21,047     734,119
*   hhgregg, Inc.                                            20,538     277,468
#*  Hibbett Sports, Inc.                                     12,374     678,714
    Hillenbrand, Inc.                                        42,325   1,063,627
*   Hollywood Media Corp.                                     3,306       4,562
    Home Depot, Inc. (The)                                  144,802  10,621,227

                                     1276

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Hooker Furniture Corp.                                    6,263 $  108,287
    Hot Topic, Inc.                                          27,300    380,835
    HSN, Inc.                                                25,360  1,333,429
*   Hyatt Hotels Corp. Class A                               10,581    451,597
*   Iconix Brand Group, Inc.                                 47,177  1,351,621
    International Game Technology                            26,505    449,260
    International Speedway Corp. Class A                     17,393    571,708
    Interpublic Group of Cos., Inc. (The)                   130,592  1,807,393
    Interval Leisure Group, Inc.                             36,376    693,327
#*  iRobot Corp.                                             12,721    370,054
*   Isle of Capri Casinos, Inc.                              16,560    126,850
#*  ITT Educational Services, Inc.                            3,700     67,747
*   Jack in the Box, Inc.                                    29,314  1,050,907
    JAKKS Pacific, Inc.                                      11,057    120,632
*   Jarden Corp.                                             56,010  2,521,010
#   JC Penney Co., Inc.                                      86,773  1,424,813
#   John Wiley & Sons, Inc. Class A                          25,428    970,587
    John Wiley & Sons, Inc. Class B                           2,517     93,532
    Johnson Controls, Inc.                                  122,657  4,294,222
*   Johnson Outdoors, Inc. Class A                            2,745     64,398
    Jones Group, Inc. (The)                                  52,773    738,822
#*  Jos A Bank Clothiers, Inc.                               18,200    794,976
*   Journal Communications, Inc. Class A                     28,219    192,171
*   K-Swiss, Inc. Class A                                    13,445     63,729
#*  K12, Inc.                                                20,425    520,225
#   KB Home                                                  49,212  1,109,238
*   Kid Brands, Inc.                                         10,879     12,293
*   Kirkland's, Inc.                                         11,417    137,689
#   Kohl's Corp.                                             54,260  2,553,476
*   Kona Grill, Inc.                                          4,914     47,911
    Koss Corp.                                                2,055     10,049
*   Krispy Kreme Doughnuts, Inc.                             41,725    569,963
    L Brands, Inc.                                           54,920  2,768,517
    La-Z-Boy, Inc.                                           35,618    643,261
#*  Lakeland Industries, Inc.                                 2,263      9,029
*   Lamar Advertising Co. Class A                            32,452  1,519,403
    Las Vegas Sands Corp.                                    31,071  1,747,744
#*  LeapFrog Enterprises, Inc.                               37,280    333,283
#   Lear Corp.                                               25,594  1,478,821
*   Learning Tree International, Inc.                         7,899     29,621
#   Leggett & Platt, Inc.                                    86,310  2,782,634
    Lennar Corp. Class A                                     96,883  3,993,517
    Lennar Corp. Class B                                     14,859    484,552
*   Libbey, Inc.                                              9,302    180,180
#*  Liberty Global, Inc. Class A                             15,400  1,114,498
*   Liberty Global, Inc. Class B                                121      8,753
#*  Liberty Global, Inc. Series C                            18,980  1,283,997
*   Liberty Interactive Corp. Class A                       226,805  4,828,678
*   Liberty Interactive Corp. Class B                         1,100     23,210
*   Liberty Media Corp. Class A                              59,392  6,822,953
*   Liberty Media Corp. Class B                                 581     66,545
*   Liberty Ventures Series A                                13,531    994,123

                                     1277

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Liberty Ventures Series B                                    55 $    4,047
#*  Life Time Fitness, Inc.                                  28,000  1,293,040
    Lifetime Brands, Inc.                                     6,949     93,811
*   LIN TV Corp. Class A                                     19,894    244,895
#   Lincoln Educational Services Corp.                       11,973     66,690
#*  Lions Gate Entertainment Corp.                            7,034    174,514
    Lithia Motors, Inc. Class A                              15,715    778,207
*   Live Nation Entertainment, Inc.                         126,860  1,602,242
*   LKQ Corp.                                               146,600  3,530,128
    Loral Space & Communications, Inc.                       12,243    753,189
    Lowe's Cos., Inc.                                       255,861  9,830,180
*   Luby's, Inc.                                             15,643    106,529
#*  Lululemon Athletica, Inc.                                 5,900    449,167
#*  Lumber Liquidators Holdings, Inc.                        14,465  1,185,551
*   M/I Homes, Inc.                                          13,955    343,293
    Mac-Gray Corp.                                            8,466    109,635
    Macy's, Inc.                                            138,411  6,173,131
*   Madison Square Garden Co. (The) Class A                  39,647  2,389,525
*   Maidenform Brands, Inc.                                  14,764    265,752
    Marcus Corp.                                             12,065    154,915
    Marine Products Corp.                                    19,424    140,436
*   MarineMax, Inc.                                          15,721    182,206
#   Marriott International, Inc. Class A                     17,783    765,736
*   Marriott Vacations Worldwide Corp.                        1,576     71,676
*   Martha Stewart Living Omnimedia Class A                  22,939     56,659
    Mattel, Inc.                                             42,182  1,926,030
#   Matthews International Corp. Class A                     17,874    657,942
#*  McClatchy Co. (The) Class A                              37,927     87,611
    McDonald's Corp.                                         30,686  3,134,268
    MDC Holdings, Inc.                                       33,631  1,264,526
*   Media General, Inc. Class A                              10,569     86,666
    Men's Wearhouse, Inc. (The)                              33,995  1,138,832
#   Meredith Corp.                                           23,856    926,090
*   Meritage Homes Corp.                                     24,440  1,192,428
*   MGM Resorts International                               203,308  2,870,709
*   Modine Manufacturing Co.                                 27,904    255,043
*   Mohawk Industries, Inc.                                  40,793  4,523,128
*   Monarch Casino & Resort, Inc.                             9,224    118,713
#   Monro Muffler Brake, Inc.                                17,643    729,714
#*  Morgans Hotel Group Co.                                     657      4,027
#   Morningstar, Inc.                                         5,726    377,973
#*  Motorcar Parts of America, Inc.                           7,181     42,942
    Movado Group, Inc.                                       12,850    388,584
*   MTR Gaming Group, Inc.                                   11,998     41,393
*   Multimedia Games Holding Co., Inc.                       18,101    446,371
    NACCO Industries, Inc. Class A                            4,440    257,609
*   Nathan's Famous, Inc.                                     2,894    129,217
    National CineMedia, Inc.                                 24,004    389,825
*   Nautilus, Inc.                                           18,776    129,179
*   Navarre Corp.                                            15,685     38,271
#*  Netflix, Inc.                                             9,300  2,009,451
*   New York & Co., Inc.                                     41,309    184,238

                                     1278

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   New York Times Co. (The) Class A                         99,313 $   879,913
    Newell Rubbermaid, Inc.                                  73,006   1,922,978
    News Corp. Class A                                      376,280  11,653,392
    News Corp. Class B                                      133,525   4,155,298
    Nexstar Broadcasting Group, Inc. Class A                 10,952     266,681
    NIKE, Inc.                                               38,660   2,458,776
*   Nobility Homes, Inc.                                      1,152       6,538
#   Nordstrom, Inc.                                          15,830     895,820
    Nutrisystem, Inc.                                        12,467     100,983
*   NVR, Inc.                                                 2,277   2,345,310
*   O'Reilly Automotive, Inc.                                38,194   4,098,980
*   Office Depot, Inc.                                      191,446     738,982
    OfficeMax, Inc.                                          55,464     638,391
#   Omnicom Group, Inc.                                      23,600   1,410,572
*   Orbitz Worldwide, Inc.                                   39,493     236,168
#*  Orchard Supply Hardware Stores Corp. Class A              1,363       2,699
*   Orient-Express Hotels, Ltd. Class A                      66,013     666,731
    Outdoor Channel Holdings, Inc.                           15,918     139,282
#*  Overstock.com, Inc.                                       6,747     140,338
#   Oxford Industries, Inc.                                  10,139     599,519
#*  Pacific Sunwear of California, Inc.                       1,639       4,507
#*  Panera Bread Co. Class A                                  4,600     815,258
*   Papa John's International, Inc.                          12,313     775,719
*   Penn National Gaming, Inc.                               48,466   2,837,684
    Penske Automotive Group, Inc.                            57,268   1,770,727
*   Pep Boys-Manny Moe & Jack (The)                          35,528     412,125
*   Perfumania Holdings, Inc.                                 1,922      11,974
    Perry Ellis International, Inc.                          10,487     184,257
    PetMed Express, Inc.                                     13,560     169,500
#   PetSmart, Inc.                                           15,192   1,036,702
    Pier 1 Imports, Inc.                                     56,100   1,302,081
*   Pinnacle Entertainment, Inc.                             34,461     656,827
#   Polaris Industries, Inc.                                 10,800     930,852
    Pool Corp.                                               23,478   1,150,892
*   priceline.com, Inc.                                       3,200   2,227,168
*   PulteGroup, Inc.                                        244,547   5,133,042
    PVH Corp.                                                35,211   4,063,701
#*  Quiksilver, Inc.                                        112,160     754,837
#*  Radio One, Inc. Class D                                     841       1,287
#   RadioShack Corp.                                          6,000      19,020
    Ralph Lauren Corp.                                        9,100   1,652,378
*   Reading International, Inc. Class A                       4,671      27,185
*   Red Lion Hotels Corp.                                    10,267      67,044
*   Red Robin Gourmet Burgers, Inc.                           9,712     469,769
#   Regal Entertainment Group Class A                        32,614     585,095
    Regis Corp.                                              38,269     717,544
    Rent-A-Center, Inc.                                      40,650   1,419,904
*   Rentrak Corp.                                             5,384     121,894
    RG Barry Corp.                                            7,961     109,782
*   Rick's Cabaret International, Inc.                        6,006      50,691
*   Rocky Brands, Inc.                                        3,771      55,811
    Ross Stores, Inc.                                        20,400   1,347,828

                                     1279

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Royal Caribbean Cruises, Ltd.                            93,415 $3,412,450
*   Ruby Tuesday, Inc.                                       41,572    400,754
#*  rue21, Inc.                                              12,084    385,480
*   Ruth's Hospitality Group, Inc.                           23,968    237,523
    Ryland Group, Inc. (The)                                 29,520  1,330,171
    Saga Communications, Inc. Class A                         1,505     69,290
#*  Saks, Inc.                                              100,781  1,164,021
    Salem Communications Corp. Class A                        8,669     79,581
*   Sally Beauty Holdings, Inc.                              41,679  1,252,871
    Scholastic Corp.                                          7,300    200,385
*   Scientific Games Corp. Class A                           56,377    500,628
    Scripps Networks Interactive, Inc. Class A                7,948    529,178
    Sears Canada, Inc.                                       13,877    130,014
#*  Sears Holdings Corp.                                     32,400  1,663,416
*   Select Comfort Corp.                                     18,500    392,570
    Service Corp. International/US                          157,874  2,664,913
*   SHFL Entertainment, Inc.                                 37,276    588,961
    Shiloh Industries, Inc.                                   9,659     95,141
    Shoe Carnival, Inc.                                      13,078    272,415
*   Shutterfly, Inc.                                         25,097  1,117,569
#   Signet Jewelers, Ltd.                                    48,553  3,337,048
    Sinclair Broadcast Group, Inc. Class A                   13,900    372,520
#   Six Flags Entertainment Corp.                            20,892  1,522,400
*   Skechers U.S.A., Inc. Class A                            26,502    550,712
#*  Skullcandy, Inc.                                          1,852      9,519
*   Skyline Corp.                                             3,075     13,930
#*  Smith & Wesson Holding Corp.                             38,238    335,730
    Sonic Automotive, Inc. Class A                           30,575    672,344
*   Sonic Corp.                                              16,073    201,395
#   Sotheby's                                                36,423  1,292,288
    Spartan Motors, Inc.                                     20,035    106,586
    Speedway Motorsports, Inc.                               25,143    453,328
*   Sport Chalet, Inc. Class A                                  100        138
    Stage Stores, Inc.                                       20,604    570,525
    Standard Motor Products, Inc.                            15,619    478,566
#*  Standard Pacific Corp.                                  125,277  1,133,757
*   Stanley Furniture Co., Inc.                               8,226     32,493
    Staples, Inc.                                           154,956  2,051,617
    Starbucks Corp.                                          36,500  2,220,660
    Starwood Hotels & Resorts Worldwide, Inc.                14,600    941,992
*   Starz - Liberty Capital (85571Q102)                      61,805  1,445,001
*   Starz - Liberty Capital (85571Q201)                         581     13,590
    Stein Mart, Inc.                                         27,532    217,778
*   Steiner Leisure, Ltd.                                     9,230    447,009
*   Steinway Musical Instruments, Inc.                        7,816    194,931
*   Steven Madden, Ltd.                                      23,142  1,125,395
    Stewart Enterprises, Inc. Class A                        47,863    426,459
*   Stoneridge, Inc.                                         13,767    104,216
    Strattec Security Corp.                                   1,297     47,302
    Strayer Education, Inc.                                   1,182     55,980
#   Sturm Ruger & Co., Inc.                                  10,514    539,053
    Superior Industries International, Inc.                  17,116    314,250

                                     1280

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Superior Uniform Group, Inc.                              4,706 $    54,684
    Systemax, Inc.                                           21,834     199,999
*   Tandy Brands Accessories, Inc.                              488         249
#*  Tandy Leather Factory, Inc.                               1,550      11,005
#   Target Corp.                                             62,379   4,401,462
*   Tempur-Pedic International, Inc.                         11,867     575,549
*   Tenneco, Inc.                                            19,700     761,799
#*  Tesla Motors, Inc.                                       19,592   1,057,772
    Texas Roadhouse, Inc.                                    47,487   1,115,944
#   Thor Industries, Inc.                                    36,536   1,355,120
#   Tiffany & Co.                                            20,196   1,488,041
    Time Warner Cable, Inc.                                  88,298   8,290,299
    Time Warner, Inc.                                       214,866  12,844,689
    TJX Cos., Inc.                                           28,800   1,404,576
*   Toll Brothers, Inc.                                     110,107   3,777,771
    Town Sports International Holdings, Inc.                 10,196     102,674
#   Tractor Supply Co.                                       24,800   2,657,816
    Trans World Entertainment Corp.                             900       3,870
*   Trinity Place Holdings, Inc.                                699       3,810
#*  TripAdvisor, Inc.                                         6,625     348,342
    True Religion Apparel, Inc.                              17,189     465,134
*   TRW Automotive Holdings Corp.                            54,943   3,300,426
*   Tuesday Morning Corp.                                    18,100     146,791
    Tupperware Brands Corp.                                   8,681     697,084
#*  Ulta Salon Cosmetics & Fragrance, Inc.                   22,200   1,945,830
#*  Under Armour, Inc. Class A                               12,600     719,208
*   Unifi, Inc.                                              12,128     236,496
*   Universal Electronics, Inc.                               7,100     163,158
    Universal Technical Institute, Inc.                      13,864     164,566
*   UQM Technologies, Inc.                                      101          71
*   Urban Outfitters, Inc.                                   13,255     549,287
*   US Auto Parts Network, Inc.                              16,002      20,002
    Vail Resorts, Inc.                                       23,917   1,442,195
#   Valassis Communications, Inc.                            27,400     702,262
    Value Line, Inc.                                          1,300      12,168
*   Valuevision Media, Inc. Class A                          15,504      66,667
#   VF Corp.                                                 16,540   2,947,759
    Viacom, Inc. Class A                                      2,201     142,449
    Viacom, Inc. Class B                                     50,371   3,223,240
    Virgin Media, Inc.                                       14,786     721,261
*   Visteon Corp.                                            29,165   1,714,610
#*  Vitacost.com, Inc.                                        1,483      11,538
*   Vitamin Shoppe, Inc.                                     16,074     790,037
*   VOXX International Corp.                                 13,722     130,771
    Walt Disney Co. (The)                                   365,590  22,973,676
#   Washington Post Co. (The) Class B                         4,109   1,821,684
#   Weight Watchers International, Inc.                      12,265     517,215
*   Wells-Gardner Electronics Corp.                           2,033       4,310
    Wendy's Co. (The)                                       255,659   1,454,700
*   West Marine, Inc.                                        13,815     163,431
*   Wet Seal, Inc. (The) Class A                             60,226     196,337
    Weyco Group, Inc.                                         4,889     117,336

                                     1281

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
    Whirlpool Corp.                                         29,749 $  3,399,716
#   Williams-Sonoma, Inc.                                   23,676    1,270,928
    Winmark Corp.                                            1,741      107,716
*   Winnebago Industries, Inc.                              18,259      334,505
*   WMS Industries, Inc.                                    34,143      866,549
#   Wolverine World Wide, Inc.                              25,213    1,204,425
#   World Wrestling Entertainment, Inc. Class A             17,275      158,584
    Wyndham Worldwide Corp.                                 81,926    4,922,114
#   Wynn Resorts, Ltd.                                       5,888      808,422
    Yum! Brands, Inc.                                       15,386    1,048,094
#*  Zagg, Inc.                                               1,116        7,555
*   Zale Corp.                                              20,547       91,229
*   Zumiez, Inc.                                            20,458      592,668
                                                                   ------------
Total Consumer Discretionary                                        509,868,234
                                                                   ------------
Consumer Staples -- (5.8%)
    Alico, Inc.                                              4,131      172,717
*   Alliance One International, Inc.                        55,272      207,270
    Altria Group, Inc.                                     111,878    4,084,666
    Andersons, Inc. (The)                                   12,427      677,520
    Archer-Daniels-Midland Co.                             144,468    4,903,244
#   Arden Group, Inc. Class A                                  597       59,043
#   Avon Products, Inc.                                     22,472      520,451
    B&G Foods, Inc.                                         29,156      899,754
    Beam, Inc.                                              61,417    3,974,294
#*  Boston Beer Co., Inc. (The) Class A                      1,226      207,586
*   Boulder Brands, Inc.                                    41,360      372,654
#   Bridgford Foods Corp.                                    2,509       20,260
    Brown-Forman Corp. Class A                               4,875      343,054
    Brown-Forman Corp. Class B                               7,762      547,221
    Bunge, Ltd.                                             61,802    4,462,722
    Cal-Maine Foods, Inc.                                   14,046      599,483
    Calavo Growers, Inc.                                     9,591      272,001
#   Campbell Soup Co.                                       12,500      580,125
    Casey's General Stores, Inc.                            26,000    1,505,660
    CCA Industries, Inc.                                     3,031       11,760
#*  Central European Distribution Corp.                     15,293        1,070
*   Central Garden and Pet Co.                              10,091       88,296
*   Central Garden and Pet Co. Class A                      23,515      206,932
#*  Chiquita Brands International, Inc.                     30,377      262,153
#   Church & Dwight Co., Inc.                               39,888    2,548,444
#   Clorox Co. (The)                                         7,339      632,989
    Coca-Cola Bottling Co. Consolidated                      4,539      279,148
    Coca-Cola Co. (The)                                    172,706    7,310,645
    Coca-Cola Enterprises, Inc.                             90,124    3,301,242
#   Colgate-Palmolive Co.                                   17,875    2,134,454
    ConAgra Foods, Inc.                                    122,978    4,349,732
*   Constellation Brands, Inc. Class A                      80,514    3,973,366
#*  Constellation Brands, Inc. Class B                       1,902       93,122
    Costco Wholesale Corp.                                  41,646    4,515,676
*   Craft Brew Alliance, Inc.                                9,963       74,922
#*  Crimson Wine Group, Ltd.                                 9,858       88,821

                                     1282

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CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
    CVS Caremark Corp.                                      278,252 $16,188,701
*   Darling International, Inc.                              76,927   1,423,919
*   Dean Foods Co.                                           99,852   1,911,167
#*  Diamond Foods, Inc.                                      11,403     171,957
#*  Dole Food Co., Inc.                                      58,840     633,118
    Dr Pepper Snapple Group, Inc.                            43,400   2,119,222
#*  Elizabeth Arden, Inc.                                    19,875     813,881
#   Energizer Holdings, Inc.                                 19,800   1,912,482
    Estee Lauder Cos., Inc. (The) Class A                    17,200   1,192,820
*   Farmer Bros Co.                                           8,633     130,790
    Flowers Foods, Inc.                                      48,415   1,594,790
    Fresh Del Monte Produce, Inc.                            38,883     988,017
    General Mills, Inc.                                      33,801   1,704,246
    Golden Enterprises, Inc.                                  1,623       5,616
#*  Green Mountain Coffee Roasters, Inc.                     35,660   2,046,884
    Griffin Land & Nurseries, Inc.                            2,369      70,715
*   Hain Celestial Group, Inc. (The)                         28,000   1,827,000
*   Harbinger Group, Inc.                                       907       8,199
    Harris Teeter Supermarkets, Inc.                         32,143   1,343,256
#   Herbalife, Ltd.                                          14,046     557,767
#   Hershey Co. (The)                                         6,900     615,204
    Hillshire Brands Co.                                     13,374     480,260
#   Hormel Foods Corp.                                       49,862   2,057,805
    Ingles Markets, Inc. Class A                              8,411     179,323
    Ingredion, Inc.                                          45,478   3,274,871
    Inter Parfums, Inc.                                      20,764     601,533
*   Inventure Foods, Inc.                                     4,836      37,044
    J&J Snack Foods Corp.                                    12,652     949,153
    JM Smucker Co. (The)                                     42,558   4,393,262
    John B Sanfilippo & Son, Inc.                             4,172      87,529
    Kellogg Co.                                              12,976     843,959
#   Kimberly-Clark Corp.                                     16,096   1,660,946
    Kraft Foods Group, Inc.                                 101,669   5,234,937
    Kroger Co. (The)                                         47,596   1,636,350
    Lancaster Colony Corp.                                   12,900   1,018,197
#   Lifeway Foods, Inc.                                       2,867      36,354
    Limoneira Co.                                               124       2,310
    Lorillard, Inc.                                          21,186     908,668
*   Mannatech, Inc.                                             895       6,668
    McCormick & Co., Inc. (579780107)                         1,238      88,678
#   McCormick & Co., Inc. (579780206)                        10,400     748,176
#   Mead Johnson Nutrition Co.                               10,861     880,718
*   Medifast, Inc.                                            9,748     255,398
    MGP Ingredients, Inc.                                     8,250      40,425
#   Molson Coors Brewing Co. Class A                            266      13,699
    Molson Coors Brewing Co. Class B                         68,183   3,518,243
    Mondelez International, Inc. Class A                    366,422  11,523,972
*   Monster Beverage Corp.                                   18,800   1,060,320
    Nash Finch Co.                                            7,844     161,194
    National Beverage Corp.                                  22,526     331,808
*   Natural Alternatives International, Inc.                  2,465      10,945
#   Nu Skin Enterprises, Inc. Class A                        24,814   1,258,814

                                     1283

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CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
    Nutraceutical International Corp.                        5,931 $    109,546
    Oil-Dri Corp. of America                                 3,793      104,345
*   Omega Protein Corp.                                     11,396      106,097
    Orchids Paper Products Co.                               3,015       69,345
*   Overhill Farms, Inc.                                     7,310       29,240
*   Pantry, Inc. (The)                                      14,731      215,220
    PepsiCo, Inc.                                           84,836    6,996,425
    Philip Morris International, Inc.                       68,674    6,564,548
*   Pilgrim's Pride Corp.                                   77,033      754,153
*   Post Holdings, Inc.                                     22,150      969,948
*   Prestige Brands Holdings, Inc.                          34,060      917,917
#   Pricesmart, Inc.                                        15,543    1,386,902
    Procter & Gamble Co. (The)                             274,994   21,111,289
    Reliv International, Inc.                                2,118        2,690
*   Revlon, Inc. Class A                                    17,422      337,116
    Reynolds American, Inc.                                 39,700    1,882,574
*   Rite Aid Corp.                                           5,607       14,859
    Rocky Mountain Chocolate Factory, Inc.                   4,490       54,868
#   Safeway, Inc.                                           95,306    2,146,291
    Sanderson Farms, Inc.                                   15,625      957,187
    Seaboard Corp.                                             346      950,109
*   Seneca Foods Corp. Class A                               5,564      181,331
*   Seneca Foods Corp. Class B                                 283        9,178
*   Smithfield Foods, Inc.                                 101,704    2,603,622
    Snyders-Lance, Inc.                                     43,819    1,103,362
    Spartan Stores, Inc.                                    13,671      229,399
    Spectrum Brands Holdings, Inc.                          34,470    1,930,320
*   Susser Holdings Corp.                                   14,392      765,223
#   Sysco Corp.                                             16,189      564,349
#   Tootsie Roll Industries, Inc.                           24,883      777,096
*   TreeHouse Foods, Inc.                                   23,114    1,472,593
    Tyson Foods, Inc. Class A                              120,728    2,973,531
*   United Natural Foods, Inc.                              28,272    1,411,904
#   United-Guardian, Inc.                                    1,431       31,854
    Universal Corp.                                         14,346      825,612
#*  USANA Health Sciences, Inc.                              9,882      557,542
#   Vector Group, Ltd.                                      32,666      532,782
    Village Super Market, Inc. Class A                       4,498      158,330
    Wal-Mart Stores, Inc.                                  177,333   13,782,321
#   Walgreen Co.                                           179,862    8,904,968
    WD-40 Co.                                                8,490      457,866
    Weis Markets, Inc.                                      17,134      716,715
    Whole Foods Market, Inc.                                21,609    1,908,507
                                                                   ------------
Total Consumer Staples                                              222,422,881
                                                                   ------------
Energy -- (10.4%)
    Adams Resources & Energy, Inc.                           2,611      129,741
    Alon USA Energy, Inc.                                   37,249      618,333
*   Alpha Natural Resources, Inc.                          148,435    1,101,388
#*  Amyris, Inc.                                             2,900        7,888
    Anadarko Petroleum Corp.                               111,460    9,447,350
    Apache Corp.                                            77,195    5,703,167

                                     1284

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#*  Approach Resources, Inc.                                 20,858 $   494,752
#   Arch Coal, Inc.                                         139,627     677,191
*   Atwood Oceanics, Inc.                                    43,394   2,128,476
    Baker Hughes, Inc.                                       78,826   3,577,912
*   Barnwell Industries, Inc.                                 1,657       5,137
*   Basic Energy Services, Inc.                              28,315     388,765
    Berry Petroleum Co. Class A                              31,198   1,494,696
#*  Bill Barrett Corp.                                       30,125     598,282
    Bolt Technology Corp.                                     4,747      75,952
*   Bonanza Creek Energy, Inc.                                8,246     283,250
#*  BPZ Resources, Inc.                                      78,116     167,168
    Bristow Group, Inc.                                      23,954   1,513,893
#*  C&J Energy Services, Inc.                                35,481     702,169
    Cabot Oil & Gas Corp.                                    55,684   3,789,296
#*  Cal Dive International, Inc.                             43,515      72,670
*   Callon Petroleum Co.                                     23,935      85,687
*   Cameron International Corp.                              44,509   2,739,529
#   CARBO Ceramics, Inc.                                     13,710     968,611
*   Carrizo Oil & Gas, Inc.                                  26,368     638,633
*   Cheniere Energy, Inc.                                    39,587   1,127,438
#   Chesapeake Energy Corp.                                 211,681   4,136,247
    Chevron Corp.                                           436,827  53,297,262
    Cimarex Energy Co.                                       32,439   2,373,886
*   Clayton Williams Energy, Inc.                             7,230     279,078
#*  Clean Energy Fuels Corp.                                 50,500     666,095
*   Cloud Peak Energy, Inc.                                  39,628     774,331
*   Cobalt International Energy, Inc.                        17,922     500,741
*   Comstock Resources, Inc.                                 31,521     493,619
*   Concho Resources, Inc.                                   24,044   2,070,910
    ConocoPhillips                                          271,234  16,396,095
#   CONSOL Energy, Inc.                                      55,660   1,872,402
    Contango Oil & Gas Co.                                    9,860     370,933
#*  Continental Resources, Inc.                               3,452     275,884
*   Crimson Exploration, Inc.                                28,009      85,988
    Crosstex Energy, Inc.                                    35,510     653,739
*   Dawson Geophysical Co.                                    4,914     151,056
    Delek US Holdings, Inc.                                  23,951     864,392
*   Denbury Resources, Inc.                                 159,029   2,845,029
    Devon Energy Corp.                                       79,797   4,393,623
    Diamond Offshore Drilling, Inc.                          33,271   2,299,026
*   Double Eagle Petroleum Co.                                5,667      28,165
*   Dresser-Rand Group, Inc.                                 34,300   1,907,423
*   Dril-Quip, Inc.                                          20,370   1,705,173
#*  Emerald Oil, Inc.                                           402       2,585
#*  Endeavour International Corp.                            20,038      54,904
    Energen Corp.                                            17,168     814,107
    Energy XXI Bermuda, Ltd.                                 52,073   1,184,140
*   ENGlobal Corp.                                           14,858       5,795
    EOG Resources, Inc.                                      59,768   7,241,491
*   EPL Oil & Gas, Inc.                                      26,531     866,768
    EQT Corp.                                                15,391   1,156,172
*   Era Group, Inc.                                          13,715     313,388

                                     1285

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Evolution Petroleum Corp.                                11,348 $   112,799
*   Exterran Holdings, Inc.                                  44,136   1,166,073
    Exxon Mobil Corp.                                       787,402  70,070,904
*   FieldPoint Petroleum Corp.                                3,800      15,010
#*  FMC Technologies, Inc.                                   19,828   1,076,660
#*  Forbes Energy Services, Ltd.                                815       3,073
#*  FX Energy, Inc.                                          14,381      55,223
*   Geospace Technologies Corp.                               7,800     658,086
#*  Global Geophysical Services, Inc.                        24,249      88,266
*   Green Plains Renewable Energy, Inc.                      20,071     251,088
    Gulf Island Fabrication, Inc.                             8,661     178,070
    Gulfmark Offshore, Inc. Class A                          17,728     737,839
*   Gulfport Energy Corp.                                    27,103   1,414,506
#*  Halcon Resources Corp.                                   78,022     510,264
    Halliburton Co.                                          50,721   2,169,337
*   Harvest Natural Resources, Inc.                          26,317      86,320
#*  Heckmann Corp.                                          165,454     610,525
*   Helix Energy Solutions Group, Inc.                       71,331   1,643,466
    Helmerich & Payne, Inc.                                  42,566   2,495,219
*   Hercules Offshore, Inc.                                 103,682     764,136
    Hess Corp.                                               65,445   4,723,820
*   HKN, Inc.                                                   132      11,764
    HollyFrontier Corp.                                     105,180   5,201,151
*   Hornbeck Offshore Services, Inc.                         24,379   1,095,105
*   ION Geophysical Corp.                                   104,411     651,525
#*  James River Coal Co.                                     21,231      35,031
*   Key Energy Services, Inc.                                95,935     569,854
    Kinder Morgan, Inc.                                      57,978   2,266,940
*   Kodiak Oil & Gas Corp.                                  144,635   1,132,492
#*  Lone Pine Resources, Inc.                                 6,933       6,794
    Lufkin Industries, Inc.                                  18,400   1,624,536
#*  Magnum Hunter Resources Corp.                            95,201     258,947
    Marathon Oil Corp.                                      147,418   4,816,146
    Marathon Petroleum Corp.                                 85,538   6,702,758
*   Matrix Service Co.                                       18,251     274,312
#*  McDermott International, Inc.                           143,413   1,531,651
#*  McMoRan Exploration Co.                                  88,141   1,458,734
*   Mitcham Industries, Inc.                                  7,579     112,548
    Murphy Oil Corp.                                         85,117   5,284,914
    Nabors Industries, Ltd.                                 155,452   2,299,135
    National Oilwell Varco, Inc.                             87,982   5,738,186
*   Natural Gas Services Group, Inc.                          7,335     148,094
*   Newfield Exploration Co.                                 47,779   1,041,104
#*  Newpark Resources, Inc.                                  58,100     610,050
    Noble Corp.                                             107,801   4,042,537
    Noble Energy, Inc.                                       39,132   4,433,264
#*  Northern Oil and Gas, Inc.                               39,922     514,595
#*  Oasis Petroleum, Inc.                                    13,201     451,870
    Occidental Petroleum Corp.                              157,057  14,018,908
    Oceaneering International, Inc.                          21,250   1,491,112
*   Oil States International, Inc.                           34,201   3,056,201
    Panhandle Oil and Gas, Inc. Class A                       4,637     132,062

                                     1286

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Energy -- (Continued)
*   Parker Drilling Co.                                      79,064 $  325,744
    Patterson-UTI Energy, Inc.                               97,571  2,057,772
*   PDC Energy, Inc.                                         20,489    887,174
    Peabody Energy Corp.                                    113,309  2,272,978
#   Penn Virginia Corp.                                      17,307     69,747
*   PetroQuest Energy, Inc.                                  41,742    178,656
*   PHI, Inc. (69336T106)                                       212      5,844
*   PHI, Inc. (69336T205)                                     8,107    225,131
    Phillips 66                                             135,617  8,265,856
*   Pioneer Energy Services Corp.                            39,527    278,665
    Pioneer Natural Resources Co.                            37,978  4,642,051
*   Plains Exploration & Production Co.                      61,296  2,770,579
*   PostRock Energy Corp.                                       450        652
*   Pyramid Oil Co.                                           1,933      7,896
    QEP Resources, Inc.                                      68,366  1,962,788
#*  Quicksilver Resources, Inc.                              51,181    128,976
#   Range Resources Corp.                                    37,207  2,735,459
    Rentech, Inc.                                            89,229    184,704
*   REX American Resources Corp.                              7,200    134,568
*   Rex Energy Corp.                                         36,825    591,778
#*  RigNet, Inc.                                              1,123     27,177
*   Rosetta Resources, Inc.                                  27,616  1,185,003
*   Rowan Cos. P.L.C. Class A                                82,066  2,669,607
#   RPC, Inc.                                               108,670  1,438,791
#*  SandRidge Energy, Inc.                                  320,344  1,646,568
    Schlumberger, Ltd.                                      125,663  9,353,097
    SEACOR Holdings, Inc.                                    14,415  1,039,466
*   SemGroup Corp. Class A                                   26,791  1,389,113
    Ship Finance International, Ltd.                         56,229    926,654
    SM Energy Co.                                            43,721  2,666,981
*   Southwestern Energy Co.                                  88,860  3,325,141
    Spectra Energy Corp.                                     35,593  1,122,247
*   Steel Excel, Inc.                                         7,165    194,888
*   Stone Energy Corp.                                       27,566    543,877
*   Superior Energy Services, Inc.                          105,996  2,924,430
#*  Swift Energy Co.                                         24,055    311,272
*   Synergy Resources Corp.                                  23,856    161,028
    Targa Resources Corp.                                     6,704    440,855
    Teekay Corp.                                             47,435  1,688,686
*   Tesco Corp.                                              21,357    260,555
    Tesoro Corp.                                             90,159  4,814,491
*   TETRA Technologies, Inc.                                 44,791    408,942
    TGC Industries, Inc.                                     12,633    112,051
#   Tidewater, Inc.                                          32,551  1,707,300
*   Transocean, Ltd.                                         66,136  3,404,020
*   Triangle Petroleum Corp.                                 28,720    157,673
#*  Ultra Petroleum Corp.                                    49,504  1,059,386
*   Unit Corp.                                               32,133  1,350,550
#*  Uranium Energy Corp.                                      8,045     12,470
#*  USEC, Inc.                                               65,000     20,800
#*  Vaalco Energy, Inc.                                      38,361    257,786
    Valero Energy Corp.                                     171,420  6,911,654

                                     1287

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#*  Verenium Corp.                                             900 $      2,070
#   W&T Offshore, Inc.                                      49,064      573,067
*   Warren Resources, Inc.                                  44,824      117,887
*   Weatherford International, Ltd.                        209,282    2,676,717
#   Western Refining, Inc.                                  58,117    1,796,396
*   Westmoreland Coal Co.                                    3,531       42,619
*   Whiting Petroleum Corp.                                 40,788    1,815,066
*   Willbros Group, Inc.                                    33,359      316,910
    Williams Cos., Inc. (The)                               44,890    1,711,656
#   World Fuel Services Corp.                               46,510    1,885,980
*   WPX Energy, Inc.                                         9,012      140,858
#*  Zion Oil & Gas, Inc.                                    12,133       15,652
                                                                   ------------
Total Energy                                                        400,815,280
                                                                   ------------
Financials -- (17.9%)
    1st Source Corp.                                        15,434      363,162
    1st United Bancorp Inc/Boca Raton                       14,998       99,437
    Access National Corp.                                    2,539       31,915
    ACE, Ltd.                                               72,834    6,492,423
#*  Affiliated Managers Group, Inc.                         17,375    2,704,940
    Aflac, Inc.                                             96,770    5,268,159
*   Alexander & Baldwin, Inc.                               28,590      973,775
*   Alleghany Corp.                                          6,782    2,670,345
    Alliance Bancorp, Inc. of Pennsylvania                     600        8,154
    Allied World Assurance Co. Holdings AG                  24,893    2,260,533
    Allstate Corp. (The)                                   109,667    5,402,196
    Alterra Capital Holdings, Ltd.                          64,586    2,102,274
#*  Altisource Asset Management Corp.                          743      148,600
*   Altisource Portfolio Solutions SA                        7,433      613,520
#*  Altisource Residential Corp.                             2,477       47,063
*   American Capital, Ltd.                                 216,897    3,281,652
#   American Equity Investment Life Holding Co.             41,708      635,630
    American Express Co.                                    60,320    4,126,491
    American Financial Group, Inc.                          68,646    3,313,542
*   American Independence Corp.                                375        2,963
*   American International Group, Inc.                     275,721   11,420,364
    American National Bankshares, Inc.                       3,215       69,862
    American National Insurance Co.                          7,793      732,776
*   American River Bankshares                                2,071       16,154
*   American Safety Insurance Holdings, Ltd.                 5,908      142,265
*   American Spectrum Realty, Inc.                             450        1,103
    Ameriprise Financial, Inc.                              79,323    5,911,943
*   Ameris Bancorp                                          14,522      201,420
    AMERISAFE, Inc.                                         11,946      390,156
*   AmeriServ Financial, Inc.                                3,367       10,236
#   Amtrust Financial Services, Inc.                        45,359    1,436,066
    Aon P.L.C.                                              47,566    2,870,608
#*  Arch Capital Group, Ltd.                                57,133    3,031,477
    Argo Group International Holdings, Ltd.                 19,993      828,710
    Arrow Financial Corp.                                    7,761      187,739
    Arthur J Gallagher & Co.                                38,758    1,645,277
    Aspen Insurance Holdings, Ltd.                          46,325    1,769,152

                                     1288

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*   Asset Acceptance Capital Corp.                           15,921 $   103,009
    Associated Banc-Corp                                    113,902   1,625,382
    Assurant, Inc.                                           58,099   2,762,026
    Assured Guaranty, Ltd.                                  130,351   2,689,141
    Asta Funding, Inc.                                        7,725      72,538
    Astoria Financial Corp.                                  62,599     600,324
*   Atlantic Coast Financial Corp.                              386       1,922
#*  Atlanticus Holdings Corp.                                12,895      47,712
    Auburn National BanCorp., Inc.                              757      16,805
*   AV Homes, Inc.                                            6,192      79,939
    Axis Capital Holdings, Ltd.                              55,783   2,489,595
    Baldwin & Lyons, Inc. Class A                               298       7,018
    Baldwin & Lyons, Inc. Class B                             6,095     148,109
    Bancfirst Corp.                                          10,199     426,726
*   Bancorp, Inc.                                            23,012     299,156
    BancorpSouth, Inc.                                       63,844   1,021,504
    Bank Mutual Corp.                                        29,001     150,225
    Bank of America Corp.                                 2,341,535  28,824,296
    Bank of Commerce Holdings                                 4,204      21,272
#   Bank of Hawaii Corp.                                     25,768   1,228,876
    Bank of Kentucky Financial Corp.                          1,229      32,224
    Bank of New York Mellon Corp. (The)                     244,851   6,909,695
#   Bank of the Ozarks, Inc.                                 23,226     950,640
    BankFinancial Corp.                                      11,704      92,345
#   BankUnited, Inc.                                         46,193   1,170,993
    Banner Corp.                                             13,013     425,135
    Bar Harbor Bankshares                                     1,738      62,568
    BB&T Corp.                                              151,028   4,647,132
    BBCN Bancorp, Inc.                                       51,595     664,544
*   BBX Capital Corp. Class A                                 3,756      45,072
    BCB Bancorp, Inc.                                         2,691      27,394
*   Beneficial Mutual Bancorp, Inc.                          49,649     424,499
*   Berkshire Hathaway, Inc. Class B                        103,179  10,969,991
    Berkshire Hills Bancorp, Inc.                            15,482     400,365
#   BGC Partners, Inc. Class A                               10,920      62,462
#   BlackRock, Inc.                                          30,175   8,041,637
#*  BofI Holding, Inc.                                        8,618     351,442
    BOK Financial Corp.                                      37,649   2,352,686
    Boston Private Financial Holdings, Inc.                  50,912     490,792
    Bridge Bancorp, Inc.                                      1,438      29,033
*   Bridge Capital Holdings                                   1,976      28,810
    Brookline Bancorp, Inc.                                  47,039     395,128
    Brown & Brown, Inc.                                      91,263   2,828,240
    Bryn Mawr Bank Corp.                                      8,610     200,010
    C&F Financial Corp.                                         353      14,191
    Calamos Asset Management, Inc. Class A                   11,134     126,371
    California First National Bancorp                         1,859      29,595
    Camden National Corp.                                     4,762     159,003
    Cape Bancorp, Inc.                                        1,253      11,290
*   Capital Bank Financial Corp. Class A                      1,021      18,245
*   Capital City Bank Group, Inc.                             9,989     124,863
    Capital One Financial Corp.                             117,064   6,763,958

                                     1289

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Capital Southwest Corp.                                   1,955 $   230,084
    CapitalSource, Inc.                                     195,044   1,745,644
    Capitol Federal Financial, Inc.                         103,926   1,230,484
    Cardinal Financial Corp.                                 20,871     318,283
#*  Carolina Bank Holdings, Inc.                                900      10,323
#   Cash America International, Inc.                         19,401     846,466
    Cathay General Bancorp                                   53,188   1,048,335
    CBOE Holdings, Inc.                                       8,600     322,758
*   CBRE Group, Inc. Class A                                 22,947     555,776
    Center Bancorp, Inc.                                      9,475     110,384
    Centerstate Banks, Inc.                                  17,638     146,748
*   Central Pacific Financial Corp.                          10,528     177,292
    Century Bancorp, Inc. Class A                             1,308      44,446
#   Charles Schwab Corp. (The)                               80,456   1,364,534
    Chemical Financial Corp.                                 17,757     440,374
    Chicopee Bancorp, Inc.                                    3,900      67,314
    Chubb Corp. (The)                                        62,621   5,515,031
    Cincinnati Financial Corp.                               70,627   3,454,367
*   CIT Group, Inc.                                          87,275   3,710,060
    Citigroup, Inc.                                         664,513  31,006,177
    Citizens Community Bancorp, Inc.                          1,100       7,843
    Citizens Holding Co.                                        200       3,940
*   Citizens, Inc.                                           30,883     201,975
    City Holding Co.                                          9,860     376,455
#   City National Corp.                                      35,208   2,014,954
#   CKX Lands, Inc.                                              39         516
    Clifton Savings Bancorp, Inc.                            15,126     181,663
    CME Group, Inc.                                          68,158   4,148,096
    CNA Financial Corp.                                      92,975   3,134,187
#   CNB Financial Corp.                                       5,014      81,177
    CNO Financial Group, Inc.                               150,916   1,708,369
    CoBiz Financial, Inc.                                    24,710     211,518
    Codorus Valley Bancorp, Inc.                                514       8,460
    Cohen & Steers, Inc.                                      9,219     364,243
*   Colonial Financial Services, Inc.                           721       9,741
#*  Colony Bankcorp, Inc.                                       327       1,965
    Columbia Banking System, Inc.                            26,586     570,801
    Comerica, Inc.                                           87,157   3,159,441
#   Commerce Bancshares, Inc.                                60,757   2,436,963
    Commercial National Financial Corp.                         923      21,229
#   Community Bank System, Inc.                              26,500     758,960
#*  Community Bankers Trust Corp.                               700       2,317
    Community Trust Bancorp, Inc.                            10,180     352,432
    Consolidated-Tomoka Land Co.                              2,770     103,072
*   Consumer Portfolio Services, Inc.                         4,681      43,159
    Corrections Corp. of America                             63,787   2,309,089
*   Cowen Group, Inc. Class A                                51,990     133,094
    Crawford & Co. Class A                                   15,180      80,150
    Crawford & Co. Class B                                   15,896     120,651
*   Credit Acceptance Corp.                                  11,569   1,160,718
*   Crescent Financial Bancshares, Inc.                       1,661       6,860
#   Cullen/Frost Bankers, Inc.                               40,941   2,473,246

                                     1290

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    CVB Financial Corp.                                      68,495 $  744,541
#*  DFC Global Corp.                                         27,468    370,818
    Diamond Hill Investment Group, Inc.                       1,238     93,450
    Dime Community Bancshares, Inc.                          23,890    340,910
    Discover Financial Services                             122,509  5,358,544
    Donegal Group, Inc. Class A                              12,510    183,146
    Donegal Group, Inc. Class B                               1,947     48,850
*   E*TRADE Financial Corp.                                 188,946  1,944,254
    East West Bancorp, Inc.                                  92,704  2,255,488
    Eastern Insurance Holdings, Inc.                          3,649     67,981
*   Eastern Virginia Bankshares, Inc.                           753      4,548
#   Eaton Vance Corp.                                        14,400    574,272
#*  eHealth, Inc.                                            13,257    277,602
    EMC Insurance Group, Inc.                                 7,470    210,878
    Employers Holdings, Inc.                                 25,610    580,067
*   Encore Capital Group, Inc.                               16,391    466,980
    Endurance Specialty Holdings, Ltd.                       38,019  1,861,790
*   Enstar Group, Ltd.                                        9,025  1,146,987
    Enterprise Bancorp, Inc.                                  3,460     55,775
    Enterprise Financial Services Corp.                       8,872    127,579
    Erie Indemnity Co. Class A                               18,486  1,470,931
    ESB Financial Corp.                                       6,219     87,066
    ESSA Bancorp, Inc.                                        9,762    105,137
    Evans Bancorp, Inc.                                         807     14,381
    Evercore Partners, Inc. Class A                          17,484    660,021
    Everest Re Group, Ltd.                                   24,621  3,323,589
*   Ezcorp, Inc. Class A                                     32,908    556,145
*   Farmers Capital Bank Corp.                                1,450     26,825
    FBL Financial Group, Inc. Class A                        19,223    755,656
    Federal Agricultural Mortgage Corp. Class A                 635     16,383
    Federal Agricultural Mortgage Corp. Class C               6,100    193,858
#   Federated Investors, Inc. Class B                        23,589    541,603
    Federated National Holding Co.                            3,254     23,494
    Fidelity National Financial, Inc. Class A               137,653  3,695,983
*   Fidelity Southern Corp.                                   4,425     52,608
    Fifth Third Bancorp                                     319,356  5,438,633
    Financial Institutions, Inc.                              8,200    156,866
*   First Acceptance Corp.                                   16,289     20,035
    First American Financial Corp.                           70,067  1,875,694
#*  First BanCorp                                            11,975     70,772
    First Bancorp                                            10,815    140,703
    First Bancorp, Inc.                                       3,162     54,039
    First Busey Corp.                                        56,594    243,354
    First Business Financial Services, Inc.                   1,140     31,373
*   First California Financial Group, Inc.                   15,928    128,539
*   First Cash Financial Services, Inc.                      15,694    807,770
    First Citizens BancShares, Inc. Class A                   5,557  1,035,936
    First Commonwealth Financial Corp.                       68,072    486,715
    First Community Bancshares, Inc.                         10,435    161,847
    First Defiance Financial Corp.                            4,722    106,906
*   First Federal Bancshares of Arkansas, Inc.                   99        959
#   First Financial Bancorp                                  37,829    581,432

                                     1291

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   First Financial Bankshares, Inc.                         21,113 $ 1,043,193
    First Financial Corp.                                     8,496     262,441
    First Financial Holdings, Inc.                           10,220     204,809
*   First Financial Northwest, Inc.                          11,880      96,228
#*  First Financial Service Corp.                               100         281
#   First Horizon National Corp.                            173,396   1,803,318
    First Interstate Bancsystem, Inc.                        10,513     213,624
    First M&F Corp.                                             911      13,118
*   First Marblehead Corp. (The)                             15,512      19,080
    First Merchants Corp.                                    19,001     308,386
    First Midwest Bancorp, Inc.                              49,281     618,477
    First Niagara Financial Group, Inc.                     228,677   2,174,718
    First Pactrust Bancorp, Inc.                              5,840      66,342
    First Republic Bank                                      11,607     440,834
*   First South Bancorp, Inc.                                 4,040      26,583
*   First United Corp.                                        1,100       9,306
    Firstbank Corp.                                           1,136      14,427
*   Firstcity Financial Corp.                                 3,901      38,503
    FirstMerit Corp.                                         73,382   1,257,034
#*  Flagstar Bancorp, Inc.                                   21,456     266,269
    Flushing Financial Corp.                                 19,858     301,444
    FNB Corp.                                                94,224   1,073,211
#*  Forest City Enterprises, Inc. Class A                   104,191   1,945,246
*   Forest City Enterprises, Inc. Class B                     4,120      76,776
*   Forestar Group, Inc.                                     22,493     484,499
*   Fortegra Financial Corp.                                    203       1,634
    Fox Chase Bancorp, Inc.                                  11,004     186,078
    Franklin Financial Corp.                                    140       2,545
    Franklin Resources, Inc.                                 13,920   2,152,867
    Fulton Financial Corp.                                  135,008   1,493,188
    FXCM, Inc. Class A                                        7,624     103,305
    GAMCO Investors, Inc. Class A                             3,560     186,900
*   Genworth Financial, Inc. Class A                        223,449   2,241,193
    Geo Group, Inc. (The)                                    46,574   1,744,196
    German American Bancorp, Inc.                             7,495     159,793
    GFI Group, Inc.                                          73,197     293,520
    Glacier Bancorp, Inc.                                    47,566     877,593
*   Global Indemnity P.L.C.                                  10,235     228,138
    Goldman Sachs Group, Inc. (The)                          88,839  12,976,713
    Great Southern Bancorp, Inc.                              8,114     213,966
*   Green Dot Corp. Class A                                  17,238     270,809
#   Greenhill & Co., Inc.                                     9,862     455,526
*   Greenlight Capital Re, Ltd. Class A                      20,143     495,719
*   Guaranty Bancorp                                          5,044      10,693
#*  Hallmark Financial Services, Inc.                        10,784      97,595
    Hampden Bancorp, Inc.                                     1,565      24,101
    Hancock Holding Co.                                      56,175   1,531,892
*   Hanmi Financial Corp.                                    20,365     314,232
    Hanover Insurance Group, Inc. (The)                      30,268   1,526,415
    Harleysville Savings Financial Corp.                      1,326      25,857
*   Harris & Harris Group, Inc.                              17,939      59,199
    Hartford Financial Services Group, Inc.                 190,142   5,341,089

                                     1292

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Hawthorn Bancshares, Inc.                                   232 $     2,717
#   HCC Insurance Holdings, Inc.                             68,141   2,902,807
    Heartland Financial USA, Inc.                            10,486     266,449
*   Heritage Commerce Corp.                                  14,694      96,540
    Heritage Financial Corp.                                  8,900     124,155
    Heritage Financial Group, Inc.                              782      11,566
    HF Financial Corp.                                          761      10,274
    HFF, Inc. Class A                                        22,355     468,337
*   Hilltop Holdings, Inc.                                   37,881     507,227
    Hingham Institution for Savings                             248      16,866
*   HMN Financial, Inc.                                         212       1,571
*   Home Bancorp, Inc.                                        3,783      68,472
#   Home BancShares, Inc.                                    17,787     706,500
    Home Federal Bancorp, Inc.                                8,959     109,121
#   Homeowners Choice, Inc.                                   6,591     174,925
    HopFed Bancorp, Inc.                                      1,664      18,154
    Horace Mann Educators Corp.                              24,083     543,072
    Horizon Bancorp                                           1,417      27,348
*   Howard Hughes Corp. (The)                                24,316   2,294,944
    Hudson City Bancorp, Inc.                               285,251   2,370,436
    Hudson Valley Holding Corp.                               8,777     134,990
    Huntington Bancshares, Inc.                             359,754   2,579,436
    Iberiabank Corp.                                         19,479     888,632
*   ICG Group, Inc.                                          24,020     285,117
*   Imperial Holdings, Inc.                                   1,539       6,187
    Independence Holding Co.                                  6,304      66,192
#   Independent Bank Corp.                                   13,773     427,514
    Infinity Property & Casualty Corp.                        7,323     415,507
    Interactive Brokers Group, Inc. Class A                  31,474     473,998
#*  IntercontinentalExchange, Inc.                           17,688   2,881,906
    International Bancshares Corp.                           43,810     849,914
*   Intervest Bancshares Corp. Class A                        8,831      51,926
#*  INTL. FCStone, Inc.                                       9,970     170,686
    Invesco, Ltd.                                           181,053   5,746,622
*   Investment Technology Group, Inc.                        19,534     212,725
    Investors Bancorp, Inc.                                  78,574   1,555,765
*   Investors Capital Holdings, Ltd.                          1,190       4,617
    Investors Title Co.                                         675      46,811
#   Janus Capital Group, Inc.                               118,543   1,057,404
*   Jefferson Bancshares, Inc.                                  200       1,098
    JMP Group, Inc.                                          11,563      74,697
    Jones Lang LaSalle, Inc.                                 27,069   2,680,372
    JPMorgan Chase & Co.                                    849,900  41,653,599
    Kearny Financial Corp.                                   38,365     377,895
    Kemper Corp.                                             38,513   1,227,024
    Kennedy-Wilson Holdings, Inc.                            28,339     471,278
    Kentucky First Federal Bancorp                            1,549      12,315
    KeyCorp                                                 410,394   4,091,628
*   Knight Capital Group, Inc. Class A                       45,490     161,035
#   Lake Shore Bancorp, Inc.                                    125       1,453
    Lakeland Bancorp, Inc.                                   18,322     175,158
    Lakeland Financial Corp.                                 10,256     274,861

                                     1293

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Landmark Bancorp Inc/Manhattan                            1,214 $   25,263
    Lazard, Ltd. Class A                                      1,636     55,460
#   Legg Mason, Inc.                                         92,842  2,957,946
    Leucadia National Corp.                                 202,517  6,255,750
    Life Partners Holdings, Inc.                              6,612     22,018
    Lincoln National Corp.                                  122,437  4,164,082
    LNB Bancorp, Inc.                                         5,305     44,827
    Loews Corp.                                              75,812  3,386,522
*   Louisiana Bancorp Inc/Metaire                             2,000     32,960
    LPL Financial Holdings, Inc.                             31,495  1,088,467
    M&T Bank Corp.                                           49,683  4,978,237
*   Macatawa Bank Corp.                                      17,866    100,050
    Maiden Holdings, Ltd.                                    40,509    418,458
    MainSource Financial Group, Inc.                         12,698    160,884
#*  Markel Corp.                                              4,513  2,420,096
    MarketAxess Holdings, Inc.                               18,026    762,860
    Marlin Business Services Corp.                            7,840    189,963
    Marsh & McLennan Cos., Inc.                              49,464  1,880,127
*   Maui Land & Pineapple Co., Inc.                           1,700      7,191
    MB Financial, Inc.                                       37,082    918,150
*   MBIA, Inc.                                              166,900  1,578,874
*   MBT Financial Corp.                                       2,040      8,242
    MCG Capital Corp.                                        48,844    251,058
#   McGraw-Hill Cos., Inc. (The)                             12,100    654,731
    Meadowbrook Insurance Group, Inc.                        23,313    181,375
    Medallion Financial Corp.                                14,216    212,387
    Mercantile Bank Corp.                                     4,389     73,340
    Merchants Bancshares, Inc.                                2,632     79,855
    Mercury General Corp.                                    36,286  1,658,633
*   Meridian Interstate Bancorp, Inc.                        12,664    231,625
    Meta Financial Group, Inc.                                  496     13,184
    MetLife, Inc.                                           216,234  8,430,964
*   Metro Bancorp, Inc.                                       8,480    150,520
*   MetroCorp Bancshares, Inc.                                1,365     13,718
*   MGIC Investment Corp.                                   111,894    604,228
    MicroFinancial, Inc.                                      1,885     15,250
    MidSouth Bancorp, Inc.                                    3,894     61,175
    MidWestOne Financial Group, Inc.                          2,909     69,525
    Montpelier Re Holdings, Ltd.                             40,003  1,030,477
#   Moody's Corp.                                            19,475  1,185,054
    Morgan Stanley                                          284,332  6,297,954
    MSB Financial Corp.                                         687      4,960
*   MSCI, Inc.                                               47,504  1,619,886
    MutualFirst Financial, Inc.                               1,660     26,676
    NASDAQ OMX Group, Inc. (The)                             75,383  2,222,291
*   National Financial Partners Corp.                        27,119    687,195
    National Interstate Corp.                                 9,352    271,676
    National Penn Bancshares, Inc.                           98,826    967,507
    National Western Life Insurance Co. Class A                 577    105,372
*   Navigators Group, Inc. (The)                             12,200    706,136
    NBT Bancorp, Inc.                                        28,527    577,672
    Nelnet, Inc. Class A                                     23,464    797,776

                                     1294

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   Netspend Holdings, Inc.                                  21,447 $  342,294
#   New Hampshire Thrift Bancshares, Inc.                     2,140     27,563
#   New York Community Bancorp, Inc.                        184,049  2,493,864
*   NewBridge Bancorp                                         7,017     41,330
*   Newport Bancorp, Inc.                                     1,100     18,788
*   NewStar Financial, Inc.                                  30,792    367,964
    Nicholas Financial, Inc.                                     95      1,389
*   North Valley Bancorp                                         67      1,179
    Northeast Community Bancorp, Inc.                         5,046     30,125
    Northern Trust Corp.                                     63,758  3,437,831
    Northfield Bancorp, Inc.                                 38,419    451,807
    Northrim BanCorp, Inc.                                    2,509     54,646
    Northwest Bancshares, Inc.                               64,090    785,103
    Norwood Financial Corp.                                      65      2,015
    NYSE Euronext                                           109,528  4,250,782
    Ocean Shore Holding Co.                                   3,233     48,366
    OceanFirst Financial Corp.                               11,544    164,040
*   Ocwen Financial Corp.                                    85,479  3,126,822
    OFG Bancorp                                              30,447    489,283
    Ohio Valley Banc Corp.                                    1,078     20,870
    Old National Bancorp                                     68,498    834,306
    Old Republic International Corp.                        169,601  2,289,613
*   Old Second Bancorp, Inc.                                  3,572     16,431
*   OmniAmerican Bancorp, Inc.                                7,163    178,359
    OneBeacon Insurance Group, Ltd. Class A                  15,406    209,368
    Oppenheimer Holdings, Inc. Class A                        5,904    109,224
    Oritani Financial Corp.                                  34,113    527,728
    Pacific Continental Corp.                                 8,644     96,640
*   Pacific Mercantile Bancorp                                4,434     26,604
    PacWest Bancorp                                          23,303    646,192
#   Park National Corp.                                       9,540    652,345
*   Park Sterling Corp.                                      11,737     67,253
    PartnerRe, Ltd.                                          28,922  2,728,501
    Peapack Gladstone Financial Corp.                         2,972     43,332
    Penns Woods Bancorp, Inc.                                 2,417     98,904
#   People's United Financial, Inc.                         216,764  2,852,614
    Peoples Bancorp of North Carolina, Inc.                     126      1,478
    Peoples Bancorp, Inc.                                     6,533    133,143
#*  PHH Corp.                                                35,479    747,897
#*  Phoenix Cos., Inc. (The)                                  3,177     92,482
*   PICO Holdings, Inc.                                      14,743    319,923
*   Pinnacle Financial Partners, Inc.                        23,416    568,306
*   Piper Jaffray Cos.                                       10,445    352,623
    Platinum Underwriters Holdings, Ltd.                     22,758  1,291,517
    PNC Financial Services Group, Inc. (The)                115,488  7,839,325
*   Popular, Inc.                                            67,962  1,936,237
*   Porter Bancorp, Inc.                                      3,191      2,840
*   Portfolio Recovery Associates, Inc.                      11,450  1,405,487
*   Preferred Bank                                            1,871     30,872
    Premier Financial Bancorp, Inc.                           1,250     15,250
    Primerica, Inc.                                          40,283  1,368,011
*   Primus Guaranty, Ltd.                                     9,727     99,702

                                     1295

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                       SHARES    VALUE+
                                                       ------- ----------
Financials -- (Continued)
     Principal Financial Group, Inc.                   132,427 $4,780,615
     PrivateBancorp, Inc.                               48,151    923,536
     ProAssurance Corp.                                 40,825  2,000,017
     Progressive Corp. (The)                            90,849  2,297,571
#    Prosperity Bancshares, Inc.                        36,919  1,696,059
     Protective Life Corp.                              53,447  2,034,193
     Provident Financial Holdings, Inc.                  4,700     76,140
     Provident Financial Services, Inc.                 38,050    583,307
     Provident New York Bancorp                         24,242    219,148
#*   Prudential Bancorp, Inc. of Pennsylvania            1,666     14,261
     Prudential Financial, Inc.                         98,538  5,953,666
#    Pulaski Financial Corp.                             4,605     48,583
     Pzena Investment Management, Inc. Class A           2,289     14,512
     QC Holdings, Inc.                                   6,412     19,492
     QCR Holdings, Inc.                                    797     12,728
     Radian Group, Inc.                                 80,134    957,601
     Raymond James Financial, Inc.                      55,106  2,282,491
     Regions Financial Corp.                           617,697  5,244,248
     Reinsurance Group of America, Inc.                 48,816  3,053,441
     RenaissanceRe Holdings, Ltd.                       32,375  3,039,689
     Renasant Corp.                                     16,332    372,696
#    Republic Bancorp, Inc. Class A                     11,604    257,609
*    Republic First Bancorp, Inc.                        8,744     23,696
     Resource America, Inc. Class A                     10,164     93,712
*    Riverview Bancorp, Inc.                             5,533     13,556
#    RLI Corp.                                          13,995  1,005,541
     Rockville Financial, Inc.                          18,020    234,260
     Roma Financial Corp.                               14,191    241,531
*    Royal Bancshares of Pennsylvania, Inc. Class A      2,289      3,090
     Ryman Hospitality Properties                       30,739  1,366,656
     S&T Bancorp, Inc.                                  18,745    353,718
*    Safeguard Scientifics, Inc.                        12,834    207,141
     Safety Insurance Group, Inc.                        9,956    494,515
     Salisbury Bancorp, Inc.                               300      8,025
     Sandy Spring Bancorp, Inc.                         15,275    312,832
     SB Financial Group, Inc.                              600      5,220
     SCBT Financial Corp.                                9,684    462,605
#*   Seacoast Banking Corp. of Florida                   4,268      9,134
     SEI Investments Co.                                31,179    893,590
     Selective Insurance Group, Inc.                    35,677    835,912
*    Shore Bancshares, Inc.                              1,418      9,926
     SI Financial Group, Inc.                            4,055     47,038
     Sierra Bancorp                                      6,986     90,259
*    Signature Bank                                     25,854  1,851,405
     Simmons First National Corp. Class A               10,999    269,695
     Simplicity Bancorp, Inc.                            4,666     69,990
     SLM Corp.                                         140,466  2,900,623
     Somerset Hills Bancorp                              1,096     12,483
*    Southcoast Financial Corp.                          1,139      5,752
(o)  Southern Community Financial                        4,210        926
*    Southern First Bancshares, Inc.                        18        195
     Southern Missouri Bancorp, Inc.                        65      1,657

                                     1296

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Southern National Bancorp of Virginia, Inc.                 417 $     4,199
#   Southside Bancshares, Inc.                               11,899     254,392
*   Southwest Bancorp, Inc.                                  11,578     153,061
#*  St Joe Co. (The)                                         51,029     998,638
    StanCorp Financial Group, Inc.                           27,677   1,195,093
    State Auto Financial Corp.                               23,350     405,823
    State Street Corp.                                      107,806   6,303,417
    StellarOne Corp.                                         13,605     203,939
    Sterling Bancorp                                         19,994     225,532
    Stewart Information Services Corp.                       11,609     314,256
*   Stifel Financial Corp.                                   42,021   1,353,917
*   Stratus Properties, Inc.                                    271       4,184
*   Suffolk Bancorp                                           5,363      83,877
    Summit State Bank                                           361       3,123
*   Sun Bancorp, Inc.                                        21,767      70,090
    SunTrust Banks, Inc.                                    118,016   3,451,968
    Susquehanna Bancshares, Inc.                            126,495   1,476,197
*   SVB Financial Group                                      29,536   2,100,305
*   SWS Group, Inc.                                          14,900      84,781
    SY Bancorp, Inc.                                          7,981     183,244
    Symetra Financial Corp.                                  61,464     837,754
    Synovus Financial Corp.                                 545,512   1,467,427
    T Rowe Price Group, Inc.                                 11,700     848,250
#*  Taylor Capital Group, Inc.                               17,856     261,590
#   TCF Financial Corp.                                     109,254   1,589,646
#   TD Ameritrade Holding Corp.                              99,756   1,986,142
    Teche Holding Co.                                           651      26,821
*   Tejon Ranch Co.                                          13,059     381,062
    Territorial Bancorp, Inc.                                 7,203     168,406
#   Teton Advisors, Inc. Class A                                 29         596
*   Texas Capital Bancshares, Inc.                           26,675   1,111,281
    TF Financial Corp.                                          840      21,042
*   TFS Financial Corp.                                     137,966   1,499,690
    Thomas Properties Group, Inc.                            30,277     154,110
    Timberland Bancorp, Inc.                                    899       7,417
    Tompkins Financial Corp.                                  8,073     337,451
    Torchmark Corp.                                          43,587   2,705,445
    Tower Group International, Ltd.                          28,045     530,611
#   TowneBank                                                18,870     270,030
#*  Transcontinental Realty Investors, Inc.                     860       5,762
    Travelers Cos., Inc. (The)                              100,570   8,589,684
    Tree.com, Inc.                                            6,730     137,763
    Trico Bancshares                                          9,980     174,351
    TrustCo Bank Corp.                                       60,358     323,519
    Trustmark Corp.                                          45,037   1,105,658
    U.S. Bancorp                                            351,609  11,701,548
    UMB Financial Corp.                                      26,844   1,351,327
    Umpqua Holdings Corp.                                    75,424     905,088
#   Union Bankshares Inc/Morrisville                            337       7,175
    Union First Market Bankshares Corp.                      15,486     292,840
    United Bancshares, Inc.                                     606       7,121
    United Bankshares, Inc.                                  34,077     862,489

                                     1297

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Financials -- (Continued)
*   United Community Banks, Inc.                            21,068 $    230,695
*   United Community Financial Corp.                         1,464        6,061
    United Financial Bancorp, Inc.                          12,423      183,985
    United Fire Group, Inc.                                 16,201      452,980
*   United Security Bancshares                               1,906        7,833
*   Unity Bancorp, Inc.                                      2,239       15,964
    Universal Insurance Holdings, Inc.                      25,981      155,366
    Univest Corp. of Pennsylvania                           11,004      192,900
    Unum Group                                             125,496    3,500,083
    Validus Holdings, Ltd.                                  73,796    2,849,264
#   Valley National Bancorp                                131,681    1,183,812
    ViewPoint Financial Group, Inc.                         34,190      636,618
*   Virginia Commerce Bancorp, Inc.                         19,729      265,158
*   Virtus Investment Partners, Inc.                         1,301      248,491
    Waddell & Reed Financial, Inc. Class A                  12,057      516,884
*   Walker & Dunlop, Inc.                                    7,837      139,577
    Washington Banking Co.                                   9,453      130,451
    Washington Federal, Inc.                                71,307    1,224,341
    Washington Trust Bancorp, Inc.                          10,495      280,741
*   Waterstone Financial, Inc.                              11,388       90,990
    Wayne Savings Bancshares, Inc.                             243        2,423
    Webster Financial Corp.                                 59,716    1,395,563
    Wells Fargo & Co.                                    1,107,465   42,061,521
    WesBanco, Inc.                                          17,842      446,585
    West BanCorp., Inc.                                      9,721      104,792
#   Westamerica BanCorp.                                    18,055      783,406
*   Western Alliance Bancorp                                58,913      866,610
    Westfield Financial, Inc.                               18,225      137,234
    Westwood Holdings Group, Inc.                            2,604      113,795
#   Willis Group Holdings P.L.C.                            35,900    1,424,512
*   Wilshire Bancorp, Inc.                                  46,569      297,576
    Wintrust Financial Corp.                                24,364      873,693
#*  World Acceptance Corp.                                  10,120      899,263
#   WR Berkley Corp.                                        58,520    2,540,938
*   WSB Holdings, Inc.                                         200        1,310
    WSFS Financial Corp.                                     1,362       66,656
    WVS Financial Corp.                                        757        9,084
    XL Group P.L.C.                                        138,187    4,303,143
#*  Yadkin Valley Financial Corp.                            7,110       28,511
    Zions BanCorp.                                         121,650    2,995,023
*   ZipRealty, Inc.                                          9,538       31,189
                                                                   ------------
Total Financials                                                    688,680,267
                                                                   ------------
Health Care -- (9.7%)
#   Abaxis, Inc.                                             8,090      345,362
    Abbott Laboratories                                    181,952    6,717,668
    AbbVie, Inc.                                            69,977    3,222,441
#*  ABIOMED, Inc.                                            2,168       40,043
#*  Acadia Healthcare Co., Inc.                              2,170       68,463
#*  Accuray, Inc.                                           47,276      208,014
*   Acorda Therapeutics, Inc.                               15,136      598,932
*   Actavis, Inc.                                           39,726    4,200,230

                                     1298

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
*   Adcare Health Systems, Inc.                               2,885 $   16,733
*   Addus HomeCare Corp.                                      4,746     56,193
    Aetna, Inc.                                              79,467  4,564,584
#*  Affymax, Inc.                                            21,288     19,161
*   Affymetrix, Inc.                                         43,784    159,374
    Agilent Technologies, Inc.                               26,923  1,115,689
    Air Methods Corp.                                        22,179    811,530
#*  Akorn, Inc.                                               6,306     94,905
*   Albany Molecular Research, Inc.                          19,802    236,238
*   Alere, Inc.                                              55,692  1,430,171
*   Alexion Pharmaceuticals, Inc.                            12,000  1,176,000
#*  Align Technology, Inc.                                   36,980  1,224,778
#*  Alkermes P.L.C.                                          62,364  1,908,962
    Allergan, Inc.                                           15,701  1,782,849
*   Alliance HealthCare Services, Inc.                          286      3,647
*   Allied Healthcare Products                                  500      1,345
*   Allscripts Healthcare Solutions, Inc.                   103,083  1,426,669
    Almost Family, Inc.                                       5,545    109,458
*   Alnylam Pharmaceuticals, Inc.                            15,940    381,763
*   Alphatec Holdings, Inc.                                  36,305     68,616
*   AMAG Pharmaceuticals, Inc.                               10,172    224,293
*   Amedisys, Inc.                                           19,877    199,565
    AmerisourceBergen Corp.                                  46,200  2,500,344
    Amgen, Inc.                                              85,813  8,942,573
*   AMN Healthcare Services, Inc.                            26,067    357,900
*   Amsurg Corp.                                             21,320    715,499
    Analogic Corp.                                            8,041    639,099
*   AngioDynamics, Inc.                                      14,329    145,153
*   Anika Therapeutics, Inc.                                  8,673    115,785
#*  Ariad Pharmaceuticals, Inc.                              52,500    938,175
*   Arqule, Inc.                                             10,910     32,184
*   ArthroCare Corp.                                         18,520    641,718
*   Astex Pharmaceuticals                                    63,253    435,181
#*  athenahealth, Inc.                                        2,911    280,213
*   AtriCure, Inc.                                            3,000     25,020
    Atrion Corp.                                              1,338    268,122
#*  AVEO Pharmaceuticals, Inc.                                6,456     32,990
    Baxter International, Inc.                               22,821  1,594,503
    Becton Dickinson and Co.                                 12,012  1,132,732
*   Bio-Rad Laboratories, Inc. Class A                       14,801  1,772,420
*   Bio-Rad Laboratories, Inc. Class B                          544     64,837
#*  Bio-Reference Labs, Inc.                                 15,232    388,416
#*  BioCryst Pharmaceuticals, Inc.                           13,395     26,924
*   Biogen Idec, Inc.                                        16,395  3,589,357
#*  BioMarin Pharmaceutical, Inc.                            15,781  1,035,234
*   BioScrip, Inc.                                           38,564    534,497
*   Biospecifics Technologies Corp.                           1,000     15,870
    Biota Pharmaceuticals, Inc.                               1,431      6,025
*   Boston Scientific Corp.                                 619,825  4,642,489
*   Bovie Medical Corp.                                       6,717     21,830
    Bristol-Myers Squibb Co.                                143,332  5,693,147
*   Brookdale Senior Living, Inc.                            75,024  1,934,869

                                     1299

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (Continued)
*   Bruker Corp.                                            20,164 $  358,314
#*  BSD Medical Corp.                                        1,100      1,276
*   Cambrex Corp.                                           19,415    242,493
    Cantel Medical Corp.                                    17,822    563,353
*   Capital Senior Living Corp.                             18,189    441,265
    Cardinal Health, Inc.                                   31,700  1,401,774
*   CardioNet, Inc.                                         11,275     32,810
*   CareFusion Corp.                                        96,862  3,239,065
*   CAS Medical Systems, Inc.                                  415        822
#*  Catamaran Corp.                                         20,708  1,195,473
*   Celgene Corp.                                           20,854  2,462,232
*   Celldex Therapeutics, Inc.                              37,920    494,856
*   Centene Corp.                                           30,879  1,426,610
#*  Cepheid, Inc.                                           10,300    392,739
*   Cerner Corp.                                            14,200  1,374,134
*   Charles River Laboratories International, Inc.          26,988  1,173,708
#   Chemed Corp.                                            13,161  1,074,201
*   Chindex International, Inc.                              3,475     47,607
    Cigna Corp.                                             70,425  4,660,022
    Community Health Systems, Inc.                          61,362  2,796,266
    Computer Programs & Systems, Inc.                        2,800    146,888
#*  Conceptus, Inc.                                         19,410    601,904
    CONMED Corp.                                            17,455    546,865
    Cooper Cos., Inc. (The)                                 30,523  3,369,739
*   Corvel Corp.                                             6,649    315,628
#*  Covance, Inc.                                           30,579  2,279,970
    Coventry Health Care, Inc.                              61,589  3,051,735
    Covidien P.L.C.                                         44,304  2,828,367
    CR Bard, Inc.                                            4,700    466,992
*   Cross Country Healthcare, Inc.                          16,468     82,340
    CryoLife, Inc.                                          16,130     96,780
#*  Cubist Pharmaceuticals, Inc.                            33,547  1,540,478
*   Cumberland Pharmaceuticals, Inc.                        12,297     57,550
*   Cutera, Inc.                                             8,996     99,946
*   Cyberonics, Inc.                                         8,655    375,800
*   Cynosure, Inc. Class A                                   9,463    244,713
*   DaVita HealthCare Partners, Inc.                        14,595  1,731,697
    Daxor Corp.                                              1,894     14,470
    DENTSPLY International, Inc.                            35,485  1,502,790
*   Depomed, Inc.                                           34,012    187,406
*   Digirad Corp.                                            8,621     22,070
*   Durect Corp.                                             2,398      3,765
*   Dynacq Healthcare, Inc.                                  2,399        146
#*  Edwards Lifesciences Corp.                              10,600    676,174
    Eli Lilly & Co.                                         48,546  2,688,477
*   Emergent Biosolutions, Inc.                             23,122    354,691
*   Emeritus Corp.                                          27,130    697,241
*   Endo Health Solutions, Inc.                             70,799  2,594,075
#*  Endocyte, Inc.                                           5,776     80,229
    Ensign Group, Inc. (The)                                12,717    443,442
*   Enzo Biochem, Inc.                                      22,936     51,377
    Enzon Pharmaceuticals, Inc.                             28,575     94,297

                                     1300

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*   Exactech, Inc.                                            8,140 $   150,590
#*  ExamWorks Group, Inc.                                     4,759      86,138
#*  Exelixis, Inc.                                            4,965      25,768
*   Express Scripts Holding Co.                              99,571   5,911,530
*   Five Star Quality Care, Inc.                             31,330     148,191
*   Forest Laboratories, Inc.                                76,015   2,843,721
*   Furiex Pharmaceuticals, Inc.                              6,344     215,379
*   Future Healthcare of America                                725          99
#*  Genomic Health, Inc.                                      1,302      39,529
*   Gentiva Health Services, Inc.                            20,482     214,856
#*  Gilead Sciences, Inc.                                    65,300   3,306,792
*   Greatbatch, Inc.                                         14,728     411,500
#*  GTx, Inc.                                                 8,578      39,630
*   Haemonetics Corp.                                        35,023   1,348,385
*   Hanger, Inc.                                             21,735     660,527
*   Harvard Bioscience, Inc.                                 15,686      80,312
*   Health Management Associates, Inc. Class A              137,366   1,578,335
*   Health Net, Inc.                                         56,130   1,650,222
*   HealthSouth Corp.                                        27,299     750,722
*   HealthStream, Inc.                                       12,289     282,155
*   Healthways, Inc.                                         21,622     300,330
#*  Henry Schein, Inc.                                       27,023   2,442,879
#   Hi-Tech Pharmacal Co., Inc.                               8,775     290,101
    Hill-Rom Holdings, Inc.                                  40,094   1,366,003
#*  HMS Holdings Corp.                                        7,613     191,924
*   Hologic, Inc.                                           109,285   2,226,135
#*  Horizon Pharma, Inc.                                      1,510       3,624
#*  Hospira, Inc.                                            48,274   1,598,835
    Humana, Inc.                                             43,199   3,201,478
*   ICU Medical, Inc.                                         9,753     587,618
*   Idera Pharmaceuticals, Inc.                              12,551       9,288
#*  IDEXX Laboratories, Inc.                                  8,700     765,252
#*  Illumina, Inc.                                            8,304     537,186
#*  Immunomedics, Inc.                                        7,638      19,553
*   Impax Laboratories, Inc.                                 45,923     803,652
#*  Incyte Corp., Ltd.                                       40,400     894,860
*   Infinity Pharmaceuticals, Inc.                           11,550     497,689
*   Integra LifeSciences Holdings Corp.                      17,936     628,298
*   Intuitive Surgical, Inc.                                  2,000     984,580
    Invacare Corp.                                           15,963     214,702
#*  IPC The Hospitalist Co., Inc.                             7,916     361,128
*   Iridex Corp.                                              1,074       5,445
*   Jazz Pharmaceuticals P.L.C.                              14,730     859,495
    Johnson & Johnson                                       181,710  15,487,143
    Kewaunee Scientific Corp.                                   674       8,802
*   Kindred Healthcare, Inc.                                 33,179     348,048
#*  Laboratory Corp. of America Holdings                     18,272   1,705,874
    Landauer, Inc.                                            2,642     147,609
*   Lannett Co., Inc.                                        15,548     180,512
*   LCA-Vision, Inc.                                          9,225      31,365
    LeMaitre Vascular, Inc.                                   9,392      56,916
*   LHC Group, Inc.                                          11,292     245,262

                                     1301

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                     SHARES     VALUE+
                                                    --------- -----------
Health Care -- (Continued)
*     Life Technologies Corp.                          49,868 $ 3,674,773
*     LifePoint Hospitals, Inc.                        32,623   1,565,904
*     Luminex Corp.                                    14,294     237,709
*     Magellan Health Services, Inc.                   21,872   1,118,972
      Masimo Corp.                                     18,146     364,009
      Maxygen, Inc.                                    19,082      45,797
      McKesson Corp.                                   22,964   2,430,050
*     MedAssets, Inc.                                  40,119     751,429
(o)*  MedCath Corp.                                     9,997      13,696
*     Medical Action Industries, Inc.                   9,533      77,503
*     Medicines Co. (The)                              36,790   1,242,030
*     MediciNova, Inc.                                  4,504      14,188
*     Medidata Solutions, Inc.                          5,897     391,325
#*    Medivation, Inc.                                 14,686     774,099
*     MEDNAX, Inc.                                     32,624   2,894,728
      Medtronic, Inc.                                  93,790   4,378,117
      Merck & Co., Inc.                               589,040  27,684,880
#*    Merge Healthcare, Inc.                            1,031       3,217
*     Merit Medical Systems, Inc.                      27,405     265,006
#*    Metabolix, Inc.                                   1,632       2,840
#*    Mettler-Toledo International, Inc.                2,600     543,296
*     Misonix, Inc.                                       434       2,482
*     Molina Healthcare, Inc.                          29,943     994,108
*     Momenta Pharmaceuticals, Inc.                    27,935     344,159
*     MWI Veterinary Supply, Inc.                       6,600     776,886
#*    Mylan, Inc.                                     135,096   3,932,645
*     Myriad Genetics, Inc.                            26,739     744,681
      National Healthcare Corp.                         8,490     394,191
      National Research Corp.                           2,780     166,661
*     Natus Medical, Inc.                              20,161     252,214
*     Neogen Corp.                                      9,543     485,071
*     Neurocrine Biosciences, Inc.                      2,861      33,016
*     NuVasive, Inc.                                   28,328     594,038
      Omnicare, Inc.                                   73,936   3,236,179
*     Omnicell, Inc.                                   22,238     400,729
#*    OncoGenex Pharmaceutical, Inc.                      900       9,117
#*    Onyx Pharmaceuticals, Inc.                       27,395   2,597,046
#*    Opko Health, Inc.                                 1,657      11,036
#*    OraSure Technologies, Inc.                       14,478      64,572
*     Orthofix International NV                        11,982     388,217
*     Osiris Therapeutics, Inc.                         6,988      78,405
      Owens & Minor, Inc.                              43,751   1,424,970
#     Pain Therapeutics, Inc.                          21,575      88,889
*     Palomar Medical Technologies, Inc.               11,736     159,023
*     PAREXEL International Corp.                      39,643   1,623,381
      Patterson Cos., Inc.                             58,491   2,219,733
*     PDI, Inc.                                         8,907      40,705
#     PDL BioPharma, Inc.                              61,804     478,363
      PerkinElmer, Inc.                                74,994   2,298,566
#*    Pernix Therapeutics Holdings                        733       2,800
      Perrigo Co.                                       8,500   1,014,985
      Pfizer, Inc.                                  1,615,197  46,953,777

                                     1302

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ ----------
Health Care -- (Continued)
*   PharMerica Corp.                                         19,198 $  247,462
#*  PhotoMedex, Inc.                                          1,599     26,064
*   Pozen, Inc.                                              19,179     94,552
*   Progenics Pharmaceuticals, Inc.                          13,575     62,445
*   ProPhase Labs, Inc.                                       2,300      3,358
*   Providence Service Corp. (The)                            8,102    141,866
*   pSivida Corp.                                             8,193     18,598
#   Quality Systems, Inc.                                    11,686    208,829
#   Quest Diagnostics, Inc.                                  36,218  2,040,160
#   Questcor Pharmaceuticals, Inc.                           23,700    728,538
*   Quidel Corp.                                             21,044    469,702
*   RadNet, Inc.                                             10,798     29,587
#*  Regeneron Pharmaceuticals, Inc.                          13,800  2,968,932
#*  Repligen Corp.                                           20,189    180,893
#   ResMed, Inc.                                             48,888  2,347,602
*   Rigel Pharmaceuticals, Inc.                              42,890    205,443
*   Rochester Medical Corp.                                   6,486     88,080
*   RTI Biologics, Inc.                                      36,333    144,605
*   Salix Pharmaceuticals, Ltd.                              18,332    958,580
#*  Sangamo Biosciences, Inc.                                13,614    138,591
*   Santarus, Inc.                                           17,297    317,746
*   Sciclone Pharmaceuticals, Inc.                           36,986    174,944
#*  Seattle Genetics, Inc.                                   19,300    713,135
    Select Medical Holdings Corp.                            83,479    688,702
*   Sirona Dental Systems, Inc.                              29,087  2,139,058
#*  Skilled Healthcare Group, Inc. Class A                   14,013     98,652
*   Solta Medical, Inc.                                      35,517     69,258
    Span-America Medical Systems, Inc.                        1,468     28,905
*   Spectranetics Corp.                                      19,200    358,080
#   Spectrum Pharmaceuticals, Inc.                           36,097    267,479
    St Jude Medical, Inc.                                    73,363  3,024,023
*   Staar Surgical Co.                                       10,301     71,901
#*  Stereotaxis, Inc.                                           260        460
    STERIS Corp.                                             35,952  1,495,244
*   Strategic Diagnostics, Inc.                               5,707      5,935
    Stryker Corp.                                            22,435  1,471,287
*   Sucampo Pharmaceuticals, Inc. Class A                     7,118     67,692
*   SurModics, Inc.                                          11,126    294,283
*   Symmetry Medical, Inc.                                   23,856    284,364
#*  Synageva BioPharma Corp.                                  1,608     83,118
*   Targacept, Inc.                                           8,118     37,424
*   Team Health Holdings, Inc.                               15,305    570,570
    Techne Corp.                                              4,502    288,758
    Teleflex, Inc.                                           26,985  2,108,338
*   Tenet Healthcare Corp.                                   68,727  3,117,457
#*  Theravance, Inc.                                          2,330     78,637
    Thermo Fisher Scientific, Inc.                           80,154  6,466,825
*   Thoratec Corp.                                           31,663  1,146,201
*   Tornier NV                                                  663     12,060
#*  TranS1, Inc.                                             11,970     24,060
*   Transcept Pharmaceuticals, Inc.                           9,491     37,584
*   Triple-S Management Corp. Class B                        11,373    205,055

                                     1303

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                     SHARES     VALUE+
                                                     ------- ------------
Health Care -- (Continued)
(o)  Trubion Pharmeceuticals, Inc.                     3,700 $         --
#*   United Therapeutics Corp.                        27,117    1,810,873
     UnitedHealth Group, Inc.                        192,286   11,523,700
     Universal American Corp.                         49,196      420,626
     Universal Health Services, Inc. Class B          53,642    3,572,021
     US Physical Therapy, Inc.                         7,823      186,657
     Utah Medical Products, Inc.                       2,338      103,644
*    Vanguard Health Systems, Inc.                    11,810      172,780
*    Varian Medical Systems, Inc.                      7,597      494,869
*    Vascular Solutions, Inc.                         10,690      170,078
*    VCA Antech, Inc.                                 60,740    1,463,834
*    Vertex Pharmaceuticals, Inc.                     13,281    1,020,246
#*   Vical, Inc.                                      22,460       82,877
*    ViroPharma, Inc.                                 47,167    1,285,301
     Warner Chilcott P.L.C. Class A                   38,089      547,720
#*   Waters Corp.                                      7,000      646,800
*    WellCare Health Plans, Inc.                      23,421    1,365,679
     WellPoint, Inc.                                  83,721    6,104,935
     West Pharmaceutical Services, Inc.               22,386    1,429,570
*    Wright Medical Group, Inc.                       29,415      689,488
*    XenoPort, Inc.                                   21,928      136,173
*    Zalicus, Inc.                                     1,238          724
#    Zimmer Holdings, Inc.                            54,916    4,198,328
                                                             ------------
Total Health Care                                             372,872,069
                                                             ------------
Industrials -- (12.1%)
     3M Co.                                           36,437    3,815,318
     AAON, Inc.                                       15,794      448,708
     AAR Corp.                                        26,511      473,486
     ABM Industries, Inc.                             36,767      829,096
*    Acacia Research Corp.                            21,969      523,302
#*   ACCO Brands Corp.                                52,149      352,006
#*   Accuride Corp.                                    1,590        8,173
     Aceto Corp.                                      17,564      182,666
     Acme United Corp.                                   700        8,960
#    Acorn Energy, Inc.                                7,525       56,438
#    Actuant Corp. Class A                            50,102    1,568,193
#    Acuity Brands, Inc.                              20,533    1,498,088
#*   Adept Technology, Inc.                            5,898       19,051
     ADT Corp. (The)                                  52,218    2,278,794
*    Advisory Board Co. (The)                         11,167      548,858
*    AECOM Technology Corp.                           73,717    2,142,953
*    Aegion Corp.                                     25,563      538,357
*    Aerovironment, Inc.                              14,264      276,151
     AGCO Corp.                                       37,457    1,994,585
*    Air Transport Services Group, Inc.               33,040      190,641
     Aircastle, Ltd.                                  37,400      522,104
     Alamo Group, Inc.                                 7,643      306,255
*    Alaska Air Group, Inc.                           46,168    2,845,796
     Albany International Corp. Class A               18,391      534,259
     Allegiant Travel Co.                             11,255    1,011,825
     Alliant Techsystems, Inc.                        21,970    1,633,689

                                     1304

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                        SHARES   VALUE+
                                                        ------ ----------
Industrials -- (Continued)
(o)  Allied Defense Group, Inc. (The)                    2,821 $   14,810
     Allied Motion Technologies, Inc.                    3,866     27,603
     Altra Holdings, Inc.                               18,297    487,615
     AMERCO                                             12,151  1,952,666
*    Ameresco, Inc. Class A                             16,123    118,827
     American Railcar Industries, Inc.                  15,398    549,863
     American Science & Engineering, Inc.                5,489    353,931
#*   American Superconductor Corp.                       2,515      6,313
*    American Woodmark Corp.                             9,491    319,372
     AMETEK, Inc.                                       34,744  1,414,428
     Ampco-Pittsburgh Corp.                              4,586     85,942
*    AMREP Corp.                                         2,127     19,249
     AO Smith Corp.                                     24,921  1,879,791
     Apogee Enterprises, Inc.                           19,688    501,650
     Applied Industrial Technologies, Inc.              29,043  1,227,067
*    ARC Document Solutions, Inc.                       24,709     79,316
     Argan, Inc.                                         9,001    159,318
     Arkansas Best Corp.                                15,807    166,132
*    Armstrong World Industries, Inc.                   34,300  1,750,672
     Astec Industries, Inc.                             14,523    476,790
*    Astronics Corp.                                     6,946    193,099
*    AT Cross Co. Class A                                1,727     21,795
*    Atlas Air Worldwide Holdings, Inc.                 17,309    647,357
     Avery Dennison Corp.                               63,827  2,645,629
*    Avis Budget Group, Inc.                            69,787  2,012,657
     AZZ, Inc.                                          16,623    702,987
*    B/E Aerospace, Inc.                                44,617  2,799,271
     Babcock & Wilcox Co. (The)                         37,883  1,030,418
     Baltic Trading, Ltd.                                  700      2,429
     Barnes Group, Inc.                                 35,773    993,416
     Barrett Business Services, Inc.                     5,822    308,217
#*   Beacon Roofing Supply, Inc.                        33,442  1,275,143
#    Belden, Inc.                                       29,533  1,459,521
*    Blount International, Inc.                         16,686    231,769
*    BlueLinx Holdings, Inc.                            24,060     70,015
     Boeing Co. (The)                                   26,650  2,436,076
     Brady Corp. Class A                                32,230  1,091,952
*    Breeze-Eastern Corp.                                3,679     31,272
     Briggs & Stratton Corp.                            32,203    724,245
     Brink's Co. (The)                                  32,571    863,457
*    Builders FirstSource, Inc.                         27,781    171,964
*    CAI International, Inc.                            14,029    357,599
     Carlisle Cos., Inc.                                36,052  2,338,693
*    Casella Waste Systems, Inc. Class A                16,083     70,122
     Caterpillar, Inc.                                  31,000  2,624,770
#*   CBIZ, Inc.                                         32,051    208,011
     CDI Corp.                                          12,053    188,871
     Ceco Environmental Corp.                            9,475    110,005
     Celadon Group, Inc.                                15,422    258,935
     CH Robinson Worldwide, Inc.                         7,700    457,303
#*   Chart Industries, Inc.                             18,319  1,553,634
     Chicago Bridge & Iron Co. NV                        5,410    291,004

                                     1305

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
    Cintas Corp.                                              48,881 $2,193,290
    CIRCOR International, Inc.                                10,827    512,442
    CLARCOR, Inc.                                             27,008  1,396,314
#*  Clean Harbors, Inc.                                       21,753  1,239,268
    CNH Global NV                                             11,154    458,764
    Coleman Cable, Inc.                                        3,974     59,610
#*  Colfax Corp.                                              52,403  2,445,648
*   Columbus McKinnon Corp.                                   12,911    242,469
    Comfort Systems USA, Inc.                                 25,066    321,597
*   Command Security Corp.                                       800      1,392
*   Commercial Vehicle Group, Inc.                             6,508     45,621
    Compx International, Inc.                                    294      3,675
    Con-way, Inc.                                             38,025  1,285,245
*   Consolidated Graphics, Inc.                                6,391    227,967
*   Copart, Inc.                                              49,606  1,748,612
    Corporate Executive Board Co. (The)                       10,892    613,873
    Courier Corp.                                              6,202     89,309
#   Covanta Holding Corp.                                     87,090  1,741,800
*   Covenant Transportation Group, Inc. Class A                5,187     28,788
*   CPI Aerostructures, Inc.                                   3,637     33,497
*   CRA International, Inc.                                    6,409    118,182
    Crane Co.                                                 30,666  1,650,751
    CSX Corp.                                                226,816  5,577,405
    Cubic Corp.                                               16,873    725,033
    Cummins, Inc.                                             12,936  1,376,261
    Curtiss-Wright Corp.                                      31,093  1,021,094
    Danaher Corp.                                             54,828  3,341,218
#   Deere & Co.                                               11,800  1,053,740
*   Delta Air Lines, Inc.                                    162,660  2,787,992
    Deluxe Corp.                                              28,036  1,069,293
*   DigitalGlobe, Inc.                                        46,693  1,362,969
*   Dolan Co. (The)                                           10,305     17,828
    Donaldson Co., Inc.                                       12,200    443,836
    Douglas Dynamics, Inc.                                    14,575    203,904
    Dover Corp.                                               45,729  3,154,386
*   Ducommun, Inc.                                             6,406    156,883
#   Dun & Bradstreet Corp. (The)                              10,986    971,712
*   DXP Enterprises, Inc.                                      9,019    603,191
*   Dycom Industries, Inc.                                    21,706    419,360
    Dynamic Materials Corp.                                    5,915     93,930
    Eastern Co. (The)                                          1,960     32,791
    Eaton Corp. P.L.C.                                        90,244  5,541,884
#*  Echo Global Logistics, Inc.                               13,101    227,302
    Ecology and Environment, Inc. Class A                        903     11,161
    EMCOR Group, Inc.                                         44,241  1,654,613
    Emerson Electric Co.                                      40,260  2,234,833
    Encore Wire Corp.                                         15,183    497,243
*   Energy Recovery, Inc.                                     15,617     57,158
*   EnergySolutions, Inc.                                     54,690    225,870
*   EnerNOC, Inc.                                             19,921    349,016
*   EnerSys, Inc.                                             32,384  1,484,483
#*  Engility Holdings, Inc.                                    7,595    181,976

                                     1306

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
    Ennis, Inc.                                              15,285 $   234,930
#*  EnPro Industries, Inc.                                   13,762     678,191
    Equifax, Inc.                                            42,708   2,613,730
    ESCO Technologies, Inc.                                  17,458     627,964
    Espey Manufacturing & Electronics Corp.                   1,611      40,662
*   Esterline Technologies Corp.                             21,006   1,576,290
    Exelis, Inc.                                            125,142   1,397,836
    Expeditors International of Washington, Inc.             14,733     529,357
    Exponent, Inc.                                            7,570     398,939
#   Fastenal Co.                                             19,684     965,500
*   Federal Signal Corp.                                     42,580     330,421
    FedEx Corp.                                              64,166   6,032,246
*   Flow International Corp.                                 29,934     109,558
#   Flowserve Corp.                                          14,240   2,251,629
    Fluor Corp.                                              38,534   2,195,667
*   Fortune Brands Home & Security, Inc.                     74,459   2,709,563
    Forward Air Corp.                                        17,318     638,861
*   Franklin Covey Co.                                       11,113     156,471
    Franklin Electric Co., Inc.                              31,517   1,020,205
    FreightCar America, Inc.                                  7,482     156,224
*   Frozen Food Express Industries                            6,523       8,284
*   FTI Consulting, Inc.                                     27,376     906,693
*   Fuel Tech, Inc.                                          14,209      56,836
*   Furmanite Corp.                                          21,324     135,407
    G&K Services, Inc. Class A                               12,443     584,697
    Gardner Denver, Inc.                                     23,634   1,774,677
    GATX Corp.                                               31,393   1,599,473
#*  Genco Shipping & Trading, Ltd.                           24,121      41,247
*   Gencor Industries, Inc.                                   1,500      10,380
#*  GenCorp, Inc.                                            27,116     354,406
    Generac Holdings, Inc.                                   33,070   1,188,205
*   General Cable Corp.                                      34,348   1,184,319
    General Dynamics Corp.                                   67,063   4,959,979
    General Electric Co.                                  2,340,656  52,173,222
*   Genesee & Wyoming, Inc. Class A                          28,021   2,387,389
*   Gibraltar Industries, Inc.                               19,954     373,140
    Global Power Equipment Group, Inc.                        8,836     145,794
*   Goldfield Corp. (The)                                     6,617      20,513
    Gorman-Rupp Co. (The)                                    13,388     378,211
*   GP Strategies Corp.                                      12,731     280,719
    Graco, Inc.                                               8,200     496,346
#*  GrafTech International, Ltd.                             65,299     468,847
    Graham Corp.                                              5,251     127,599
    Granite Construction, Inc.                               25,964     718,424
    Great Lakes Dredge & Dock Corp.                          38,937     269,444
#*  Greenbrier Cos., Inc.                                    17,517     395,184
    Griffon Corp.                                            40,850     420,755
    H&E Equipment Services, Inc.                             22,012     448,164
    Hardinge, Inc.                                            6,210      83,835
    Harsco Corp.                                             54,481   1,189,320
#*  Hawaiian Holdings, Inc.                                  32,942     180,852
    Heartland Express, Inc.                                  58,627     795,568

                                     1307

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#   HEICO Corp.                                               13,841 $  609,142
    HEICO Corp. Class A                                       23,382    790,779
    Heidrick & Struggles International, Inc.                   9,947    131,499
#*  Heritage-Crystal Clean, Inc.                               1,500     23,325
    Herman Miller, Inc.                                       15,569    390,626
*   Hertz Global Holdings, Inc.                              126,584  3,048,143
*   Hexcel Corp.                                              51,228  1,562,454
*   Hill International, Inc.                                  20,714     56,964
    HNI Corp.                                                 29,911  1,029,836
    Honeywell International, Inc.                             42,942  3,157,955
    Houston Wire & Cable Co.                                   9,874    134,484
*   Hub Group, Inc. Class A                                   25,513    935,051
    Hubbell, Inc. Class A                                      1,849    157,442
    Hubbell, Inc. Class B                                     20,703  1,986,660
*   Hudson Global, Inc.                                       18,692     61,684
    Huntington Ingalls Industries, Inc.                       27,115  1,434,384
*   Hurco Cos., Inc.                                           3,200     85,856
*   Huron Consulting Group, Inc.                              14,744    616,004
    Hyster-Yale Materials Handling, Inc.                       8,680    453,009
*   ICF International, Inc.                                   11,320    306,885
    IDEX Corp.                                                46,979  2,444,317
*   IHS, Inc. Class A                                          7,882    767,943
*   II-VI, Inc.                                               39,420    609,827
    Illinois Tool Works, Inc.                                 40,408  2,608,740
    Ingersoll-Rand P.L.C.                                     64,400  3,464,720
#*  InnerWorkings, Inc.                                       27,897    280,923
*   Innotrac Corp.                                               558      2,143
    Innovative Solutions & Support, Inc.                      12,137    106,684
    Insperity, Inc.                                           17,004    469,821
    Insteel Industries, Inc.                                  10,904    180,788
*   Integrated Electrical Services, Inc.                       2,632     15,345
    Interface, Inc.                                           34,485    577,279
    International Shipholding Corp.                            2,771     50,044
    Intersections, Inc.                                       12,990    124,184
    Iron Mountain, Inc.                                       39,763  1,505,427
    ITT Corp.                                                 40,001  1,104,028
#*  Jacobs Engineering Group, Inc.                            35,863  1,810,364
#   JB Hunt Transport Services, Inc.                           9,866    701,177
#*  JetBlue Airways Corp.                                    193,656  1,334,290
    John Bean Technologies Corp.                              17,411    361,104
    Joy Global, Inc.                                          18,849  1,065,345
    Kadant, Inc.                                               6,702    185,444
    Kaman Corp.                                               17,372    587,000
    Kansas City Southern                                      45,300  4,940,871
    KAR Auction Services, Inc.                                73,249  1,638,580
    Kaydon Corp.                                              21,819    520,165
    KBR, Inc.                                                 55,538  1,670,583
    Kelly Services, Inc. Class A                              22,183    377,555
    Kennametal, Inc.                                          52,820  2,112,272
*   Key Technology, Inc.                                       1,967     24,548
    Kforce, Inc.                                              24,155    365,224
    Kimball International, Inc. Class B                       19,446    178,709

                                     1308

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#*  Kirby Corp.                                               38,123 $2,855,031
    Knight Transportation, Inc.                               53,501    835,686
    Knoll, Inc.                                               26,466    411,811
*   Korn/Ferry International                                  33,008    546,282
    L-3 Communications Holdings, Inc.                         42,513  3,454,181
    Landstar System, Inc.                                      7,900    431,814
    Lawson Products, Inc.                                      3,994     56,515
*   Layne Christensen Co.                                     13,317    272,066
    LB Foster Co. Class A                                      6,620    292,273
    Lennox International, Inc.                                 9,600    595,200
    Lincoln Electric Holdings, Inc.                           41,455  2,187,166
#   Lindsay Corp.                                              8,438    648,207
*   LMI Aerospace, Inc.                                        6,192    132,447
    Lockheed Martin Corp.                                     12,684  1,256,858
    LS Starrett Co. (The) Class A                              2,029     21,710
    LSI Industries, Inc.                                      16,278    114,597
*   Lydall, Inc.                                              10,270    147,272
*   Magnetek, Inc.                                               495      7,727
#   Manitowoc Co., Inc. (The)                                 84,469  1,584,638
    Manpowergroup, Inc.                                       52,187  2,774,261
    Marten Transport, Ltd.                                    14,282    290,924
    Masco Corp.                                               55,907  1,086,832
#*  MasTec, Inc.                                              50,775  1,411,545
    Matson, Inc.                                              29,425    692,665
    McGrath RentCorp                                          15,589    484,194
*   Meritor, Inc.                                             42,956    249,145
    Met-Pro Corp.                                             11,066    148,284
*   Metalico, Inc.                                            26,746     39,852
*   Mfri, Inc.                                                 2,769     20,214
    Michael Baker Corp.                                        5,716    139,185
*   Middleby Corp.                                             8,298  1,241,215
    Miller Industries, Inc.                                    7,049    106,510
    Mine Safety Appliances Co.                                23,495  1,127,760
*   Mistras Group, Inc.                                       15,369    291,243
*   Mobile Mini, Inc.                                         30,691    863,338
*   Moog, Inc. Class A                                        27,019  1,248,548
*   Moog, Inc. Class B                                         2,629    120,540
    MSC Industrial Direct Co., Inc. Class A                    7,500    591,000
    Mueller Industries, Inc.                                  25,365  1,313,400
    Mueller Water Products, Inc. Class A                     105,814    626,419
    Multi-Color Corp.                                          7,052    182,365
*   MYR Group, Inc.                                           13,848    315,734
    National Presto Industries, Inc.                           4,062    304,650
*   National Technical Systems, Inc.                           4,506     43,348
*   Navigant Consulting, Inc.                                 32,351    398,888
#*  Navistar International Corp.                               9,339    309,308
*   NCI Building Systems, Inc.                                 2,024     34,651
    Nielsen Holdings NV                                        7,165    248,052
    NL Industries, Inc.                                       27,435    309,192
*   NN, Inc.                                                  10,731     96,686
    Nordson Corp.                                             21,100  1,466,239
    Norfolk Southern Corp.                                    68,570  5,308,689

                                     1309

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
*   Nortek, Inc.                                                 124 $    8,911
    Northrop Grumman Corp.                                    56,649  4,290,595
*   Northwest Pipe Co.                                         3,866    105,503
#*  Ocean Power Technologies, Inc.                             3,894      5,997
*   Old Dominion Freight Line, Inc.                           47,799  1,840,262
    Omega Flex, Inc.                                           3,089     41,609
*   On Assignment, Inc.                                       36,323    881,559
*   Orbital Sciences Corp.                                    38,484    693,482
*   Orion Energy Systems, Inc.                                10,981     26,354
*   Orion Marine Group, Inc.                                   5,067     46,414
*   Oshkosh Corp.                                             60,193  2,363,177
*   Owens Corning                                             79,942  3,362,361
    PACCAR, Inc.                                              19,500    970,710
*   Pacer International, Inc.                                 20,992    119,444
    Pall Corp.                                                 3,003    200,330
    PAM Transportation Services, Inc.                          4,434     46,291
*   Park-Ohio Holdings Corp.                                   8,126    298,874
    Parker Hannifin Corp.                                     36,623  3,243,699
*   Patrick Industries, Inc.                                   6,602    133,757
*   Patriot Transportation Holding, Inc.                       4,416    127,843
*   Pendrell Corp.                                            18,245     30,834
    Pentair, Ltd.                                             70,577  3,835,860
*   PGT, Inc.                                                 18,784    144,637
    Pike Electric Corp.                                       23,738    371,025
#   Pitney Bowes, Inc.                                        15,400    210,518
#*  Polypore International, Inc.                              32,177  1,349,182
*   Powell Industries, Inc.                                    7,854    386,731
*   PowerSecure International, Inc.                           11,590    158,783
    Precision Castparts Corp.                                 13,600  2,601,544
    Preformed Line Products Co.                                3,262    262,591
    Primoris Services Corp.                                   33,498    738,296
    Providence and Worcester Railroad Co.                        361      5,568
#   Quad/Graphics, Inc.                                          962     20,106
*   Quality Distribution, Inc.                                 8,376     66,673
#   Quanex Building Products Corp.                            24,011    390,659
*   Quanta Services, Inc.                                     81,715  2,245,528
#   Raven Industries, Inc.                                    15,679    526,030
    Raytheon Co.                                              50,572  3,104,109
*   RBC Bearings, Inc.                                        15,122    727,368
    RCM Technologies, Inc.                                     6,052     34,194
*   Real Goods Solar, Inc. Class A                             2,594      5,084
#   Regal-Beloit Corp.                                        29,681  2,333,520
*   Republic Airways Holdings, Inc.                           31,878    356,715
    Republic Services, Inc.                                  117,619  4,008,456
    Resources Connection, Inc.                                27,036    307,129
*   Roadrunner Transportation Systems, Inc.                   20,046    451,235
#   Robert Half International, Inc.                           20,204    663,095
    Rockwell Automation, Inc.                                 21,300  1,805,814
#   Rockwell Collins, Inc.                                    10,858    683,185
    Rollins, Inc.                                             15,185    369,299
    Roper Industries, Inc.                                    27,889  3,336,919
*   RPX Corp.                                                  1,785     23,937

                                     1310

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#   RR Donnelley & Sons Co.                                   96,514 $1,188,087
#*  Rush Enterprises, Inc. Class A                            18,700    428,043
*   Rush Enterprises, Inc. Class B                             1,308     25,898
    Ryder System, Inc.                                        34,067  1,978,271
*   Saia, Inc.                                                 9,997    409,077
    Schawk, Inc.                                              15,296    155,713
    SIFCO Industries, Inc.                                     1,400     23,912
    Simpson Manufacturing Co., Inc.                           32,517    934,539
    SkyWest, Inc.                                             33,500    479,385
    SL Industries, Inc.                                        4,400     84,480
#   Snap-on, Inc.                                             35,034  3,019,931
    Southwest Airlines Co.                                   327,864  4,491,737
*   Sparton Corp.                                              5,343     74,214
*   Spirit Aerosystems Holdings, Inc. Class A                 74,706  1,493,373
*   Spirit Airlines, Inc.                                     21,382    570,899
    SPX Corp.                                                 33,140  2,469,261
*   Standard Parking Corp.                                     6,465    138,933
*   Standard Register Co. (The)                               12,177      8,402
    Standex International Corp.                                8,513    450,338
    Stanley Black & Decker, Inc.                              50,899  3,807,754
    Steelcase, Inc. Class A                                   58,754    746,176
#*  Stericycle, Inc.                                           7,200    779,904
*   Sterling Construction Co., Inc.                            9,023     91,313
    Sun Hydraulics Corp.                                      13,632    446,448
#*  Swift Transportation Co.                                  59,232    830,433
    Sypris Solutions, Inc.                                     8,523     27,274
#   TAL International Group, Inc.                             22,666    938,372
*   Taser International, Inc.                                 35,700    314,517
*   Team, Inc.                                                13,373    518,337
*   Tecumseh Products Co. Class A                              7,013     62,416
*   Tecumseh Products Co. Class B                                732      5,937
*   Teledyne Technologies, Inc.                               20,056  1,505,403
    Tennant Co.                                                9,900    473,418
*   Terex Corp.                                               72,709  2,079,477
*   Tetra Tech, Inc.                                          43,289  1,138,068
#   Textainer Group Holdings, Ltd.                            29,474  1,139,760
    Textron, Inc.                                             72,238  1,860,128
*   Thermon Group Holdings, Inc.                              15,179    297,508
    Timken Co.                                                56,700  2,980,719
    Titan International, Inc.                                 33,337    743,748
#*  Titan Machinery, Inc.                                     13,896    313,494
*   TMS International Corp. Class A                              488      7,047
    Toro Co. (The)                                            20,800    936,208
    Towers Watson & Co. Class A                               13,522    986,024
    TransDigm Group, Inc.                                     12,184  1,788,611
*   TRC Cos., Inc.                                            14,409     87,030
*   Trex Co., Inc.                                             8,812    428,968
*   Trimas Corp.                                              24,414    744,627
    Trinity Industries, Inc.                                  52,970  2,235,864
    Triumph Group, Inc.                                       33,165  2,649,883
*   TrueBlue, Inc.                                            26,764    554,550
*   Tufco Technologies, Inc.                                     400      2,030

                                     1311

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
*   Tutor Perini Corp.                                      30,933 $    508,539
    Twin Disc, Inc.                                          8,316      177,297
    Tyco International, Ltd.                                79,518    2,554,118
*   Ultralife Corp.                                          9,810       38,651
    UniFirst Corp.                                          10,127      922,063
    Union Pacific Corp.                                    104,921   15,524,111
#*  United Continental Holdings, Inc.                       86,896    2,806,741
#   United Parcel Service, Inc. Class B                     21,474    1,843,328
#*  United Rentals, Inc.                                    42,569    2,239,555
#   United Stationers, Inc.                                 27,489      892,568
#   United Technologies Corp.                               49,553    4,523,693
    Universal Forest Products, Inc.                         12,053      465,246
*   Universal Truckload Services, Inc.                       8,839      223,096
    URS Corp.                                               51,132    2,245,717
#*  US Airways Group, Inc.                                  69,511    1,174,736
    US Ecology, Inc.                                        12,435      338,232
*   USA Truck, Inc.                                          6,487       33,278
#*  USG Corp.                                               45,809    1,190,576
    UTi Worldwide, Inc.                                     65,548      962,900
    Valmont Industries, Inc.                                14,619    2,130,427
*   Verisk Analytics, Inc. Class A                           7,138      437,488
*   Versar, Inc.                                             2,944       12,895
    Viad Corp.                                              13,279      345,918
*   Vicor Corp.                                             13,305       71,448
*   Virco Manufacturing Corp.                                2,861        5,808
*   Volt Information Sciences, Inc.                          9,139       74,026
    VSE Corp.                                                1,716       52,321
*   Wabash National Corp.                                   16,017      151,040
*   WABCO Holdings, Inc.                                    16,152    1,166,659
    Wabtec Corp.                                            22,316    2,341,841
    Waste Connections, Inc.                                 74,810    2,839,039
#   Waste Management, Inc.                                  76,445    3,132,716
#   Watsco, Inc.                                            16,211    1,367,884
    Watsco, Inc. Class B                                     1,750      147,551
    Watts Water Technologies, Inc. Class A                  19,249      905,858
#   Werner Enterprises, Inc.                                49,130    1,128,025
*   Wesco Aircraft Holdings, Inc.                              936       15,453
#*  WESCO International, Inc.                               27,188    1,949,108
*   Willdan Group, Inc.                                      3,100        7,239
*   Willis Lease Finance Corp.                               4,123       58,505
    Woodward, Inc.                                          37,970    1,366,540
    WW Grainger, Inc.                                        5,290    1,303,826
#*  XPO Logistics, Inc.                                     10,103      164,780
    Xylem, Inc.                                             41,301    1,146,103
                                                                   ------------
Total Industrials                                                   466,718,056
                                                                   ------------
Information Technology -- (11.5%)
#*  3D Systems Corp.                                        35,217    1,346,698
*   Accelrys, Inc.                                          38,304      377,294
    Accenture P.L.C. Class A                                18,101    1,474,145
*   ACI Worldwide, Inc.                                     20,032      941,704
    Activision Blizzard, Inc.                              152,687    2,282,671

                                     1312

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Actuate Corp.                                            32,492 $   199,501
*   Acxiom Corp.                                             50,290   1,000,268
*   ADDvantage Technologies Group, Inc.                       2,391       5,643
*   Adobe Systems, Inc.                                      40,712   1,835,297
#   ADTRAN, Inc.                                             34,571     725,991
*   Advanced Energy Industries, Inc.                         25,389     431,105
#*  Advanced Micro Devices, Inc.                            107,092     301,999
*   Advent Software, Inc.                                    24,051     698,441
*   Aeroflex Holding Corp.                                    2,215      16,480
*   Aetrium, Inc.                                             1,711       1,335
*   Agilysys, Inc.                                           13,184     153,989
#*  Akamai Technologies, Inc.                                35,058   1,539,397
#*  Alliance Data Systems Corp.                               4,550     781,553
*   Alpha & Omega Semiconductor, Ltd.                         7,964      57,659
    Altera Corp.                                             22,000     704,220
    Amdocs, Ltd.                                             55,413   1,978,244
    American Software, Inc. Class A                          15,060     125,149
#*  Amkor Technology, Inc.                                   95,301     403,123
#   Amphenol Corp. Class A                                    9,871     745,458
*   Amtech Systems, Inc.                                      3,100      11,501
#*  ANADIGICS, Inc.                                          44,528      93,509
    Analog Devices, Inc.                                     40,138   1,765,671
*   Anaren, Inc.                                              9,273     217,081
    Anixter International, Inc.                              19,768   1,418,156
#*  ANSYS, Inc.                                              17,453   1,411,250
    AOL, Inc.                                                61,516   2,376,978
    Apple, Inc.                                              43,170  19,113,517
    Applied Materials, Inc.                                 256,655   3,724,064
*   Applied Micro Circuits Corp.                             38,355     286,128
*   ARRIS Group, Inc.                                        79,642   1,314,889
*   Arrow Electronics, Inc.                                  71,420   2,801,807
#*  Aruba Networks, Inc.                                     22,400     503,776
#*  AsiaInfo-Linkage, Inc.                                   26,360     302,613
*   Aspen Technology, Inc.                                   10,722     326,807
    Astro-Med, Inc.                                           3,998      39,420
*   Atmel Corp.                                             233,715   1,512,136
*   ATMI, Inc.                                               21,511     467,864
*   Autodesk, Inc.                                           16,100     634,018
#   Automatic Data Processing, Inc.                          26,355   1,774,746
    Avago Technologies, Ltd.                                 11,700     373,932
#*  AVG Technologies NV                                       2,835      46,267
*   Aviat Networks, Inc.                                     32,925     105,360
*   Avid Technology, Inc.                                    25,420     167,518
*   Avnet, Inc.                                              72,057   2,359,867
    AVX Corp.                                               102,896   1,163,754
    Aware, Inc.                                               4,426      21,378
    Badger Meter, Inc.                                        9,095     397,270
    Bel Fuse, Inc. Class A                                    1,600      21,000
    Bel Fuse, Inc. Class B                                    5,833      85,862
*   Benchmark Electronics, Inc.                              42,700     761,768
    Black Box Corp.                                          13,000     282,360
    Blackbaud, Inc.                                          10,909     319,743

                                     1313

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Blucora, Inc.                                            26,414 $   390,135
*   BMC Software, Inc.                                       14,285     649,682
    Booz Allen Hamilton Holding Corp.                        19,867     301,780
*   Bottomline Technologies de, Inc.                         24,808     649,970
    Broadcom Corp. Class A                                   27,900   1,004,400
#   Broadridge Financial Solutions, Inc.                     31,237     786,548
*   Brocade Communications Systems, Inc.                    300,562   1,749,271
    Brooks Automation, Inc.                                  43,036     418,310
*   Bsquare Corp.                                             5,039      15,571
*   BTU International, Inc.                                   3,282       7,549
    CA, Inc.                                                144,261   3,890,719
*   Cabot Microelectronics Corp.                             16,127     540,416
*   CACI International, Inc. Class A                         17,967   1,050,890
#*  Cadence Design Systems, Inc.                             83,795   1,156,371
*   CalAmp Corp.                                              8,625      95,996
*   Calix, Inc.                                              27,540     234,916
*   Cardtronics, Inc.                                        10,510     294,385
*   Cascade Microtech, Inc.                                   3,846      26,384
#   Cass Information Systems, Inc.                            7,340     306,812
*   Ceva, Inc.                                               11,897     181,548
*   Checkpoint Systems, Inc.                                 25,917     299,860
*   Chyron International Corp.                                1,964       2,435
*   CIBER, Inc.                                              66,827     284,683
#*  Cirrus Logic, Inc.                                       11,898     229,750
    Cisco Systems, Inc.                                     637,749  13,341,709
*   Citrix Systems, Inc.                                     11,700     727,389
*   Clearfield, Inc.                                          7,734      54,370
    Cognex Corp.                                             29,094   1,155,032
*   Cognizant Technology Solutions Corp. Class A             11,248     728,870
    Coherent, Inc.                                           15,514     867,698
    Cohu, Inc.                                                8,084      77,364
    Communications Systems, Inc.                              6,432      62,583
*   CommVault Systems, Inc.                                  10,838     797,027
    Computer Sciences Corp.                                  63,290   2,965,136
    Computer Task Group, Inc.                                12,633     259,229
*   Compuware Corp.                                         140,073   1,680,876
*   comScore, Inc.                                            6,858     110,894
    Comtech Telecommunications Corp.                         11,997     295,246
#*  Concur Technologies, Inc.                                11,129     813,641
    Concurrent Computer Corp.                                 5,474      38,537
*   Constant Contact, Inc.                                    2,079      30,374
#   Convergys Corp.                                          76,211   1,297,111
*   CoreLogic, Inc.                                          68,056   1,856,568
    Corning, Inc.                                           326,108   4,728,566
*   CoStar Group, Inc.                                       16,429   1,781,068
*   Cray, Inc.                                               26,600     562,856
#*  Cree, Inc.                                               77,522   4,385,420
#   Crexendo, Inc.                                            4,869      11,929
*   CSG Systems International, Inc.                          22,477     485,728
    CTS Corp.                                                11,200     119,280
*   CyberOptics Corp.                                         1,680       9,391
*   Cymer, Inc.                                              20,500   2,147,580

                                     1314

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
#   Cypress Semiconductor Corp.                               20,491 $  206,754
    Daktronics, Inc.                                          29,198    291,688
*   Datalink Corp.                                            12,231    136,865
*   Dataram Corp.                                                233        487
*   Dealertrack Technologies, Inc.                            29,674    826,421
    Dell, Inc.                                                89,838  1,203,829
*   Demand Media, Inc.                                        13,967    120,954
#*  Dice Holdings, Inc.                                       41,730    352,201
#   Diebold, Inc.                                             38,527  1,128,456
*   Digi International, Inc.                                  16,057    146,440
    Digimarc Corp.                                             3,690     80,959
*   Digital River, Inc.                                       19,789    286,545
*   Diodes, Inc.                                              25,794    522,586
#   Dolby Laboratories, Inc. Class A                          24,663    810,180
*   Dot Hill Systems Corp.                                     5,355      8,086
*   DSP Group, Inc.                                           12,700    102,489
    DST Systems, Inc.                                         26,143  1,807,788
*   DTS, Inc.                                                 10,231    171,676
*   Dynamics Research Corp.                                    4,282     25,007
    EarthLink, Inc.                                           68,533    389,953
*   eBay, Inc.                                               111,862  5,860,450
#   Ebix, Inc.                                                24,403    454,140
#*  Echelon Corp.                                              3,518      7,775
*   EchoStar Corp. Class A                                    26,114  1,025,497
*   Edgewater Technology, Inc.                                 4,254     16,420
    Electro Rent Corp.                                        15,022    248,915
    Electro Scientific Industries, Inc.                       15,323    165,182
#*  Electronic Arts, Inc.                                     65,281  1,149,598
*   Electronics for Imaging, Inc.                             30,803    823,056
*   Ellie Mae, Inc.                                            1,212     31,536
    eMagin Corp.                                               6,351     22,673
*   EMC Corp.                                                200,937  4,507,017
*   Emcore Corp.                                               9,873     43,145
*   Emulex Corp.                                              53,365    320,190
*   Entegris, Inc.                                            95,408    904,468
*   Entropic Communications, Inc.                             57,354    243,181
*   Envestnet, Inc.                                            6,398    116,572
    EPIQ Systems, Inc.                                        21,692    303,037
    ePlus, Inc.                                                4,906    223,125
#*  Equinix, Inc.                                             13,520  2,894,632
*   Euronet Worldwide, Inc.                                   34,192  1,043,882
*   Exar Corp.                                                30,386    327,561
*   ExlService Holdings, Inc.                                 21,415    698,557
*   Extreme Networks                                          60,849    202,627
*   F5 Networks, Inc.                                          6,260    478,452
*   Fabrinet                                                   3,953     54,275
#   FactSet Research Systems, Inc.                             4,600    432,722
    Fair Isaac Corp.                                          25,297  1,178,334
*   Fairchild Semiconductor International, Inc.               83,639  1,078,943
*   FalconStor Software, Inc.                                 19,668     32,452
*   FARO Technologies, Inc.                                    8,630    334,758
    FEI Co.                                                   24,374  1,557,011

                                     1315

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Fidelity National Information Services, Inc.            123,557 $ 5,195,572
#*  Finisar Corp.                                            60,307     774,342
#*  First Solar, Inc.                                        56,854   2,647,122
#*  Fiserv, Inc.                                             42,000   3,826,620
*   FleetCor Technologies, Inc.                               1,400     107,660
    FLIR Systems, Inc.                                       80,549   1,958,146
*   FormFactor, Inc.                                         29,533     146,188
    Forrester Research, Inc.                                 12,189     436,976
*   Fortinet, Inc.                                           14,650     263,114
#*  Freescale Semiconductor, Ltd.                            14,271     220,915
    Frequency Electronics, Inc.                               4,145      41,533
#*  Gartner, Inc.                                            13,847     801,049
    Genpact, Ltd.                                           102,158   1,900,139
*   Global Cash Access Holdings, Inc.                        43,809     312,358
#   Global Payments, Inc.                                    42,703   1,981,419
    Globalscape, Inc.                                         3,392       5,495
*   Globecomm Systems, Inc.                                  14,649     179,450
*   Google, Inc. Class A                                     11,628   9,588,100
*   GSE Systems, Inc.                                         8,763      16,562
*   GSI Group, Inc.                                          11,371      97,108
*   GSI Technology, Inc.                                     15,322      95,609
#*  GT Advanced Technologies, Inc.                           59,499     233,831
*   Guidance Software, Inc.                                   6,777      71,294
    Hackett Group, Inc. (The)                                24,377     118,960
*   Harmonic, Inc.                                           69,588     395,260
    Harris Corp.                                             35,587   1,644,119
*   Hauppauge Digital, Inc.                                     256         251
#   Heartland Payment Systems, Inc.                          18,506     608,662
    Hewlett-Packard Co.                                     181,774   3,744,544
#*  Hittite Microwave Corp.                                  14,084     790,253
*   Hutchinson Technology, Inc.                              15,007      42,020
    IAC/InterActiveCorp                                      77,073   3,627,826
*   ID Systems, Inc.                                          4,988      26,935
*   Identive Group, Inc.                                     18,368      17,450
*   IEC Electronics Corp.                                     4,588      26,427
*   iGATE Corp.                                              22,146     369,617
*   Imation Corp.                                            22,156      81,534
*   Immersion Corp.                                          13,356     141,440
#*  Infinera Corp.                                           77,732     654,503
*   Informatica Corp.                                        17,096     562,971
*   Ingram Micro, Inc. Class A                               98,766   1,759,022
*   Innodata, Inc.                                           15,241      49,990
*   Inphi Corp.                                               3,128      29,434
*   Insight Enterprises, Inc.                                34,350     622,422
*   Integrated Device Technology, Inc.                       97,600     693,936
*   Integrated Silicon Solution, Inc.                        18,098     165,959
#   Intel Corp.                                             631,888  15,133,718
*   Intellicheck Mobilisa, Inc.                               2,872       1,465
*   Interactive Intelligence Group, Inc.                      8,480     351,326
#   InterDigital, Inc.                                       18,272     811,460
*   Intermec, Inc.                                           30,055     295,741
*   Internap Network Services Corp.                          36,369     290,225

                                     1316

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
    International Business Machines Corp.                     45,323 $9,179,720
*   International Rectifier Corp.                             40,226    853,193
*   Interphase Corp.                                           2,400      5,712
    Intersil Corp. Class A                                    51,852    402,372
*   Intevac, Inc.                                              7,612     34,482
*   IntriCon Corp.                                             3,283     13,230
#   Intuit, Inc.                                              18,374  1,095,825
#   IPG Photonics Corp.                                       19,699  1,254,432
*   Iteris, Inc.                                               3,900      6,084
*   Itron, Inc.                                               25,913  1,027,450
#*  Ixia                                                      48,662    801,463
    IXYS Corp.                                                20,163    182,677
#   j2 Global, Inc.                                           35,246  1,434,512
    Jabil Circuit, Inc.                                      122,537  2,181,159
    Jack Henry & Associates, Inc.                             34,105  1,582,472
#*  JDS Uniphase Corp.                                       113,461  1,531,723
*   Juniper Networks, Inc.                                   150,028  2,482,963
*   Kemet Corp.                                               18,948    118,046
*   Key Tronic Corp.                                           5,745     64,919
    Keynote Systems, Inc.                                     10,199    114,331
*   KIT Digital, Inc.                                         10,258      3,129
    KLA-Tencor Corp.                                          47,962  2,601,938
*   Kopin Corp.                                               43,212    143,032
*   Kulicke & Soffa Industries, Inc.                          47,819    552,788
*   KVH Industries, Inc.                                       8,913    117,741
*   Lam Research Corp.                                        85,512  3,952,365
*   Lattice Semiconductor Corp.                               77,220    359,073
    Lender Processing Services, Inc.                           9,212    255,541
    Lexmark International, Inc. Class A                       43,270  1,311,514
*   LGL Group, Inc. (The)                                      1,209      6,287
#*  Limelight Networks, Inc.                                  53,816    103,865
    Linear Technology Corp.                                   19,131    698,281
*   Lionbridge Technologies, Inc.                             28,464     97,347
#*  Liquidity Services, Inc.                                   1,628     53,561
    Littelfuse, Inc.                                          16,057  1,121,100
*   LogMeIn, Inc.                                                790     17,838
*   LoJack Corp.                                              17,765     62,355
*   LSI Corp.                                                124,011    811,032
*   LTX-Credence Corp.                                        31,104    183,514
*   Magnachip Semiconductor Corp.                             23,849    382,538
*   Manhattan Associates, Inc.                                11,370    798,288
#   ManTech International Corp. Class A                       14,579    389,114
    Marchex, Inc. Class B                                      9,151     37,794
*   Market Leader, Inc.                                        9,765     97,845
#   Marvell Technology Group, Ltd.                           174,705  1,879,826
    Mastercard, Inc. Class A                                   3,826  2,115,510
#*  Mattersight Corp.                                          2,980     13,946
#*  Mattson Technology, Inc.                                  29,541     45,493
#   Maxim Integrated Products, Inc.                           58,823  1,819,395
    MAXIMUS, Inc.                                             22,400  1,785,056
*   MaxLinear, Inc. Class A                                    2,344     14,603
*   Maxwell Technologies, Inc.                                 2,262     13,798

                                     1317

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Measurement Specialties, Inc.                             9,899 $   423,380
*   MEMC Electronic Materials, Inc.                         159,690     862,326
*   MEMSIC, Inc.                                              7,319      29,788
    Mentor Graphics Corp.                                    76,459   1,396,141
#*  Mercury Systems, Inc.                                    17,724     137,007
    Mesa Laboratories, Inc.                                   2,339     115,453
    Methode Electronics, Inc.                                25,614     368,329
    Micrel, Inc.                                             38,828     390,610
#   Microchip Technology, Inc.                               37,893   1,380,063
*   Micron Technology, Inc.                                 427,618   4,028,162
#*  MICROS Systems, Inc.                                     15,300     648,873
*   Microsemi Corp.                                          61,284   1,274,707
    Microsoft Corp.                                         327,024  10,824,494
#*  Mindspeed Technologies, Inc.                             27,248      62,398
    MKS Instruments, Inc.                                    35,667     958,372
#   MOCON, Inc.                                               3,290      47,705
*   ModusLink Global Solutions, Inc.                         22,105      61,894
#   Molex, Inc.                                              31,200     860,184
    Molex, Inc. Class A                                      40,702     948,764
*   MoneyGram International, Inc.                             6,007      99,176
    Monolithic Power Systems, Inc.                           24,423     589,083
    Monotype Imaging Holdings, Inc.                          24,397     565,766
#*  Monster Worldwide, Inc.                                  77,087     337,641
*   MoSys, Inc.                                              18,193      82,232
    Motorola Solutions, Inc.                                 39,832   2,278,390
*   Move, Inc.                                               25,547     291,491
    MTS Systems Corp.                                        10,207     622,117
*   Multi-Fineline Electronix, Inc.                          15,161     231,054
*   Nanometrics, Inc.                                        15,118     212,106
*   NAPCO Security Technologies, Inc.                         1,344       5,699
#   National Instruments Corp.                               25,505     697,052
*   NCI, Inc. Class A                                         2,997      12,647
*   NCR Corp.                                                56,822   1,549,536
#*  NetApp, Inc.                                             88,682   3,094,115
*   NETGEAR, Inc.                                            25,741     766,824
*   Netlist, Inc.                                             4,619       2,624
*   Netscout Systems, Inc.                                   28,171     642,581
#*  NetSuite, Inc.                                            9,300     818,028
#*  NeuStar, Inc. Class A                                    20,843     914,382
*   Newport Corp.                                            26,269     397,975
    NIC, Inc.                                                13,273     223,517
*   Novatel Wireless, Inc.                                   13,050      34,191
#*  Nuance Communications, Inc.                              89,292   1,700,120
*   Numerex Corp. Class A                                     7,077      73,035
    NVIDIA Corp.                                            158,800   2,186,676
#*  Oclaro, Inc.                                             17,570      23,895
*   Official Payments Holdings, Inc.                          6,829      38,379
#*  OmniVision Technologies, Inc.                            35,164     471,549
#*  ON Semiconductor Corp.                                  243,090   1,910,687
#*  Onvia, Inc.                                                 521       2,417
*   Oplink Communications, Inc.                              12,500     205,250
    Optical Cable Corp.                                       2,727      11,399

                                     1318

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
    Oracle Corp.                                            215,029 $7,048,651
*   OSI Systems, Inc.                                        12,614    722,782
*   PAR Technology Corp.                                      6,291     26,359
    Park Electrochemical Corp.                               12,662    302,242
#   Paychex, Inc.                                            15,500    564,355
    PC Connection, Inc.                                      15,200    234,688
    PC-Tel, Inc.                                              9,651     64,372
*   PCM, Inc.                                                 5,432     39,382
*   PDF Solutions, Inc.                                      16,779    287,089
    Perceptron, Inc.                                          4,331     30,274
*   Perficient, Inc.                                         21,187    222,040
*   Performance Technologies, Inc.                            2,917      2,450
*   Pericom Semiconductor Corp.                              14,990     96,835
*   Photronics, Inc.                                         40,446    319,119
*   Pixelworks, Inc.                                          6,752     15,530
*   Planar Systems, Inc.                                      8,372     14,316
    Plantronics, Inc.                                        28,721  1,258,554
*   Plexus Corp.                                             19,376    522,571
*   PLX Technology, Inc.                                     23,024    107,522
*   PMC - Sierra, Inc.                                      136,266    784,892
*   Polycom, Inc.                                            91,425    959,962
    Power Integrations, Inc.                                 18,346    759,708
*   Power-One, Inc.                                          77,883    492,221
*   PRGX Global, Inc.                                        15,202     84,979
#*  Procera Networks, Inc.                                      547      6,066
*   Progress Software Corp.                                  39,983    902,416
*   PROS Holdings, Inc.                                       9,604    248,936
*   PTC, Inc.                                                59,372  1,425,522
#*  Pulse Electronics Corp.                                  10,709      3,491
    QAD, Inc. Class A                                         6,498     78,496
    QAD, Inc. Class B                                         1,920     20,198
*   QLogic Corp.                                             60,652    658,681
    QUALCOMM, Inc.                                           90,596  5,582,526
*   Qualstar Corp.                                              500        905
#*  QuickLogic Corp.                                          6,938     17,761
*   QuinStreet, Inc.                                          6,555     42,870
#*  Rackspace Hosting, Inc.                                   6,202    298,936
*   Radisys Corp.                                            17,046     84,548
*   Rambus, Inc.                                              1,859     12,939
#*  RealD, Inc.                                              14,528    217,484
*   RealNetworks, Inc.                                       18,635    143,489
*   Red Hat, Inc.                                            14,800    709,364
*   Reis, Inc.                                                6,463    103,602
*   Relm Wireless Corp.                                         766      1,823
*   Remark Media, Inc.                                          418      1,359
    RF Industries, Ltd.                                       3,883     23,259
*   RF Micro Devices, Inc.                                  190,543  1,068,946
    Richardson Electronics, Ltd.                              8,608    100,972
    Rimage Corp.                                              5,408     48,726
#*  Riverbed Technology, Inc.                                30,531    453,691
*   Rofin-Sinar Technologies, Inc.                           16,716    416,228
*   Rogers Corp.                                             10,903    464,904

                                     1319

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Rosetta Stone, Inc.                                      13,124 $  222,189
*   Rovi Corp.                                               29,022    678,825
#*  Rubicon Technology, Inc.                                 13,459     99,731
*   Rudolph Technologies, Inc.                               21,979    256,495
*   Saba Software, Inc.                                      13,847    126,008
#   SAIC, Inc.                                              213,134  3,184,222
#*  Salesforce.com, Inc.                                     32,220  1,324,564
*   SanDisk Corp.                                            60,494  3,172,305
*   Sanmina Corp.                                            52,463    662,083
*   Sapient Corp.                                            93,937  1,097,184
*   ScanSource, Inc.                                         13,543    392,341
*   Scientific Learning Corp.                                 3,010      3,010
*   Seachange International, Inc.                            21,758    236,292
    Seagate Technology P.L.C.                                83,969  3,081,662
*   Semtech Corp.                                            44,483  1,426,570
*   ShoreTel, Inc.                                            9,503     34,306
*   Sigma Designs, Inc.                                      19,833     94,405
*   Silicon Graphics International Corp.                     17,281    224,653
*   Silicon Image, Inc.                                      51,487    253,831
*   Silicon Laboratories, Inc.                               29,026  1,152,622
*   Skyworks Solutions, Inc.                                 28,796    635,528
*   SMTC Corp.                                                8,334     18,418
*   SolarWinds, Inc.                                          9,134    464,464
    Solera Holdings, Inc.                                     5,888    339,031
#*  Sonus Networks, Inc.                                    189,818    398,618
    Soundbite Communications, Inc.                              700      2,142
*   Sourcefire, Inc.                                            928     44,321
*   Spansion, Inc. Class A                                   38,274    497,179
*   Spark Networks, Inc.                                      7,042     48,026
*   SS&C Technologies Holdings, Inc.                         46,066  1,413,766
*   Stamps.com, Inc.                                         10,182    344,559
*   StarTek, Inc.                                             6,300     43,659
*   STEC, Inc.                                               12,022     43,640
#*  Stratasys, Ltd.                                          10,200    847,110
#*  SunPower Corp.                                           60,268    819,042
*   Super Micro Computer, Inc.                               24,775    238,335
    Supertex, Inc.                                            7,474    157,552
*   support.com, Inc.                                        30,248    120,690
*   Sykes Enterprises, Inc.                                  27,378    421,347
*   Symantec Corp.                                          102,083  2,480,617
*   Symmetricom, Inc.                                        26,947    140,124
#*  Synaptics, Inc.                                          22,164    913,822
*   Synchronoss Technologies, Inc.                            7,208    204,275
#*  SYNNEX Corp.                                             24,185    836,801
*   Synopsys, Inc.                                           69,149  2,459,630
    Syntel, Inc.                                              6,037    381,357
#*  Take-Two Interactive Software, Inc.                      63,318    966,233
    TE Connectivity, Ltd.                                    85,564  3,726,312
*   Tech Data Corp.                                          28,563  1,334,749
*   TechTarget, Inc.                                         18,300     81,252
*   TeleCommunication Systems, Inc. Class A                  27,620     53,307
*   Telenav, Inc.                                            25,300    132,572

                                     1320

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   TeleTech Holdings, Inc.                                  35,282 $   751,154
    Tellabs, Inc.                                           230,713     477,576
    Telular Corp.                                             9,899     126,410
*   Teradata Corp.                                           22,000   1,123,540
#*  Teradyne, Inc.                                          124,293   2,043,377
    Tessco Technologies, Inc.                                 5,260     107,514
    Tessera Technologies, Inc.                               34,101     694,637
#   Texas Instruments, Inc.                                  60,889   2,204,791
    TheStreet, Inc.                                           7,056      13,124
*   TIBCO Software, Inc.                                     77,066   1,495,851
    Total System Services, Inc.                              76,118   1,797,907
    Transact Technologies, Inc.                               5,300      39,803
*   Trimble Navigation, Ltd.                                 52,092   1,497,124
#*  TriQuint Semiconductor, Inc.                             82,326     480,784
*   TTM Technologies, Inc.                                   46,567     336,679
*   Tyler Technologies, Inc.                                 18,173   1,149,261
*   Ultimate Software Group, Inc.                             3,200     309,088
*   Ultra Clean Holdings                                     12,023      75,264
*   Ultratech, Inc.                                          18,509     545,460
*   Unisys Corp.                                             19,368     370,510
    United Online, Inc.                                      60,661     412,495
#*  Unwired Planet, Inc.                                     22,822      45,188
*   UTStarcom Holdings Corp.                                  2,121       5,875
*   ValueClick, Inc.                                         50,638   1,562,689
#*  Veeco Instruments, Inc.                                  25,886     985,480
#*  VeriFone Systems, Inc.                                   51,974   1,116,402
*   Verint Systems, Inc.                                      3,726     123,107
#*  VeriSign, Inc.                                           14,100     649,587
#*  ViaSat, Inc.                                             28,958   1,403,594
*   Viasystems Group, Inc.                                    5,016      63,804
*   Vicon Industries, Inc.                                      916       3,069
*   Video Display Corp.                                       3,247      11,852
*   Virtusa Corp.                                            21,489     477,271
    Visa, Inc. Class A                                       97,604  16,442,370
*   Vishay Intertechnology, Inc.                            131,644   1,848,282
*   Vishay Precision Group, Inc.                              9,403     134,745
#*  VistaPrint NV                                            14,276     582,461
*   VMware, Inc. Class A                                      3,400     239,700
#*  Volterra Semiconductor Corp.                             13,700     178,237
    Wayside Technology Group, Inc.                            3,335      39,987
#*  Web.com Group, Inc.                                      30,956     538,634
*   WebMD Health Corp.                                        5,671     136,955
*   Websense, Inc.                                           12,400     221,216
*   Westell Technologies, Inc. Class A                       29,716      58,243
    Western Digital Corp.                                    82,365   4,553,137
#   Western Union Co. (The)                                  29,969     443,841
*   WEX, Inc.                                                22,892   1,734,756
    Xerox Corp.                                             566,868   4,863,727
    Xilinx, Inc.                                             60,741   2,302,691
*   XO Group, Inc.                                           17,814     200,586
    Xyratex, Ltd.                                            17,280     184,550
*   Yahoo!, Inc.                                            250,720   6,200,306

                                     1321

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   Zebra Technologies Corp. Class A                        27,604 $  1,287,727
#*  Zix Corp.                                               41,374      155,566
*   Zygo Corp.                                              11,421      170,858
#*  Zynga, Inc. Class A                                    323,457    1,031,828
                                                                   ------------
Total Information Technology                                        444,250,879
                                                                   ------------
Materials -- (4.5%)
    A Schulman, Inc.                                        19,913      517,141
*   AEP Industries, Inc.                                     3,678      283,574
    Air Products & Chemicals, Inc.                          11,238      977,256
    Airgas, Inc.                                            21,525    2,080,391
    Albemarle Corp.                                         15,250      934,062
#   Alcoa, Inc.                                            415,194    3,529,149
    Allegheny Technologies, Inc.                            65,211    1,759,393
#*  Allied Nevada Gold Corp.                                 8,534       91,314
#*  AM Castle & Co.                                         15,119      261,861
#   AMCOL International Corp.                               20,902      643,155
*   American Pacific Corp.                                   2,438       59,755
    American Vanguard Corp.                                 17,669      509,574
#   Aptargroup, Inc.                                        35,787    2,007,651
#*  Arabian American Development Co.                         7,510       57,151
    Ashland, Inc.                                           35,427    3,018,735
    Axiall Corp.                                            29,355    1,539,670
    Balchem Corp.                                           10,296      446,229
    Ball Corp.                                              22,000      970,640
    Bemis Co., Inc.                                         66,004    2,597,257
    Boise, Inc.                                             61,954      495,012
    Buckeye Technologies, Inc.                              25,941      975,122
    Cabot Corp.                                             45,400    1,705,224
*   Calgon Carbon Corp.                                     37,712      642,612
    Carpenter Technology Corp.                              27,874    1,253,215
    Celanese Corp. Series A                                  7,268      359,112
*   Century Aluminum Co.                                    59,598      486,320
    CF Industries Holdings, Inc.                            18,225    3,399,145
    Chase Corp.                                              3,920       76,048
*   Chemtura Corp.                                          67,513    1,435,326
*   Clearwater Paper Corp.                                  15,020      691,220
#   Cliffs Natural Resources, Inc.                          33,906      723,554
*   Coeur d'Alene Mines Corp.                               58,421      890,336
    Commercial Metals Co.                                   79,333    1,159,848
#   Compass Minerals International, Inc.                     4,000      346,160
*   Contango ORE, Inc.                                         780        6,704
*   Core Molding Technologies, Inc.                          1,400       12,474
*   Crown Holdings, Inc.                                    12,300      524,964
    Cytec Industries, Inc.                                  30,535    2,224,780
    Deltic Timber Corp.                                      6,480      404,870
    Domtar Corp.                                            23,271    1,617,567
    Dow Chemical Co. (The)                                 264,593    8,972,349
    Eagle Materials, Inc.                                   28,380    1,922,745
    Eastman Chemical Co.                                    29,871    1,990,902
#   Ecolab, Inc.                                            24,109    2,040,104
    EI du Pont de Nemours & Co.                             39,093    2,130,959

                                     1322

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
*   Ferro Corp.                                              45,870 $  322,925
#*  Flotek Industries, Inc.                                   3,813     61,161
    FMC Corp.                                                20,400  1,238,280
    Freeport-McMoRan Copper & Gold, Inc.                    211,895  6,447,965
    Friedman Industries, Inc.                                 5,121     48,752
    FutureFuel Corp.                                         10,019    122,733
#*  General Moly, Inc.                                       58,531    108,868
    Globe Specialty Metals, Inc.                             50,278    656,631
#*  Golden Minerals Co.                                       7,078     12,882
*   Graphic Packaging Holding Co.                           223,749  1,682,592
    Greif, Inc. Class A                                      16,657    802,368
    Greif, Inc. Class B                                       8,861    458,911
    Hawkins, Inc.                                             6,669    248,020
    Haynes International, Inc.                                8,262    401,616
    HB Fuller Co.                                            34,169  1,295,005
*   Headwaters, Inc.                                         26,866    291,765
    Hecla Mining Co.                                        187,029    635,899
#*  Horsehead Holding Corp.                                  28,900    309,230
    Huntsman Corp.                                          155,050  2,924,243
    Innophos Holdings, Inc.                                  14,562    747,176
    Innospec, Inc.                                           15,334    674,849
    International Flavors & Fragrances, Inc.                  8,200    632,958
    International Paper Co.                                 135,000  6,342,300
#   Intrepid Potash, Inc.                                    39,496    727,121
    Kaiser Aluminum Corp.                                    12,565    791,595
    KapStone Paper and Packaging Corp.                       32,237    953,570
    KMG Chemicals, Inc.                                       7,438    136,562
    Koppers Holdings, Inc.                                    4,972    218,321
*   Kraton Performance Polymers, Inc.                        20,431    463,988
#   Kronos Worldwide, Inc.                                   33,276    588,320
*   Landec Corp.                                             17,370    232,932
*   Louisiana-Pacific Corp.                                  89,963  1,630,130
*   LSB Industries, Inc.                                     14,730    481,082
    LyondellBasell Industries NV Class A                     25,234  1,531,704
    Martin Marietta Materials, Inc.                          24,681  2,492,534
    Materion Corp.                                           12,886    341,350
#*  McEwen Mining, Inc.                                     111,948    260,839
    MeadWestvaco Corp.                                       98,891  3,409,762
*   Mercer International, Inc.                               23,114    145,387
    Minerals Technologies, Inc.                              23,414    951,311
#*  Mines Management, Inc.                                    1,064        841
#*  Molycorp, Inc.                                            2,500     14,600
    Monsanto Co.                                             27,983  2,989,144
    Mosaic Co. (The)                                         65,440  4,030,450
    Myers Industries, Inc.                                   22,535    333,969
    Neenah Paper, Inc.                                       10,029    288,434
#   NewMarket Corp.                                           6,400  1,719,680
    Newmont Mining Corp.                                     68,775  2,228,310
*   Northern Technologies International Corp.                   929     10,033
    Nucor Corp.                                              69,996  3,053,225
    Olin Corp.                                               52,726  1,274,387
#   Olympic Steel, Inc.                                       6,316    126,320

                                     1323

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Materials -- (Continued)
*   OM Group, Inc.                                          21,791 $    533,226
*   OMNOVA Solutions, Inc.                                  29,490      196,698
*   Owens-Illinois, Inc.                                    86,512    2,273,535
    Packaging Corp. of America                              49,760    2,366,586
*   Penford Corp.                                            7,531       82,841
    PH Glatfelter Co.                                       27,085      650,040
    PolyOne Corp.                                           63,384    1,428,041
#   PPG Industries, Inc.                                    10,790    1,587,641
    Praxair, Inc.                                           12,336    1,410,005
    Quaker Chemical Corp.                                    8,978      554,122
    Reliance Steel & Aluminum Co.                           49,302    3,208,081
    Rock Tenn Co. Class A                                   29,685    2,972,656
    Rockwood Holdings, Inc.                                 42,536    2,760,161
    Royal Gold, Inc.                                        30,200    1,678,516
    RPM International, Inc.                                 70,295    2,277,558
*   RTI International Metals, Inc.                          20,020      580,980
#   Schnitzer Steel Industries, Inc. Class A                16,837      413,012
    Schweitzer-Mauduit International, Inc.                  21,085      849,515
#   Scotts Miracle-Gro Co. (The) Class A                    13,406      607,962
    Sealed Air Corp.                                       117,429    2,597,529
*   Senomyx, Inc.                                           11,087       22,728
    Sensient Technologies Corp.                             32,841    1,292,293
    Sherwin-Williams Co. (The)                               8,800    1,611,368
#   Sigma-Aldrich Corp.                                      9,500      747,555
    Silgan Holdings, Inc.                                   15,753      754,096
    Sonoco Products Co.                                     55,927    1,959,682
#   Southern Copper Corp.                                   11,634      387,761
    Steel Dynamics, Inc.                                   146,527    2,203,766
    Stepan Co.                                              14,655      834,456
*   Stillwater Mining Co.                                   78,467      976,129
*   SunCoke Energy, Inc.                                    44,352      671,046
    Synalloy Corp.                                           4,403       62,038
#*  Texas Industries, Inc.                                  19,423    1,236,857
    Tredegar Corp.                                          11,840      350,464
    Tronox, Ltd. Class A                                     3,688       75,752
*   United States Lime & Minerals, Inc.                      3,102      143,250
#   United States Steel Corp.                               94,044    1,673,983
*   Universal Stainless & Alloy Products, Inc.               3,410      119,214
#   US Silica Holdings, Inc.                                 4,055       82,844
    Valspar Corp. (The)                                     55,970    3,572,005
*   Verso Paper Corp.                                        1,800        2,178
    Vulcan Materials Co.                                    30,506    1,521,639
#   Walter Energy, Inc.                                     33,731      604,459
    Wausau Paper Corp.                                      34,116      347,301
    Westlake Chemical Corp.                                 44,498    3,699,564
    Worthington Industries, Inc.                            47,138    1,516,901
#*  WR Grace & Co.                                          19,201    1,480,589
    Zep, Inc.                                               13,354      202,981
#*  Zoltek Cos., Inc.                                       22,344      295,164
                                                                   ------------
Total Materials                                                     174,140,428
                                                                   ------------


                                     1324

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           2,600 $         --
(o)*  Gerber Scientific, Inc. Escrow Shares                 12,557           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Telecommunication Services -- (2.8%)
*     8x8, Inc.                                              8,095       58,527
      Alteva                                                 2,937       30,604
      AT&T, Inc.                                         1,265,775   47,415,932
      Atlantic Tele-Network, Inc.                            9,716      493,281
#*    Boingo Wireless, Inc.                                  5,464       34,041
*     Cbeyond, Inc.                                         18,794      165,011
      CenturyLink, Inc.                                    135,938    5,107,191
*     Cincinnati Bell, Inc.                                 80,901      284,772
      Consolidated Communications Holdings, Inc.            21,905      403,709
*     Crown Castle International Corp.                      13,970    1,075,690
#     Frontier Communications Corp.                        396,115    1,647,838
*     General Communication, Inc. Class A                   30,061      291,892
#*    Hawaiian Telcom Holdco, Inc.                             200        4,834
      HickoryTech Corp.                                      7,818       80,369
      IDT Corp. Class B                                     13,896      205,522
#*    Iridium Communications, Inc.                          44,017      295,354
#*    Leap Wireless International, Inc.                     42,008      240,286
#*    Level 3 Communications, Inc.                          25,046      504,176
#     Lumos Networks Corp.                                   9,408      126,914
*     MetroPCS Communications, Inc.                        102,502    1,213,624
      Neutral Tandem, Inc.                                  20,059       59,776
#*    NII Holdings, Inc.                                     6,140       53,418
      NTELOS Holdings Corp.                                  3,934       57,908
*     ORBCOMM, Inc.                                         22,832      107,995
*     Premiere Global Services, Inc.                        32,566      365,716
      Primus Telecommunications Group, Inc.                  2,393       30,080
#*    SBA Communications Corp. Class A                      17,010    1,343,620
      Shenandoah Telecommunications Co.                     14,825      242,982
*     Sprint Nextel Corp.                                  842,983    5,943,030
      Telephone & Data Systems, Inc.                        66,298    1,487,727
#*    tw telecom, Inc.                                      39,457    1,068,496
*     United States Cellular Corp.                          19,296      741,738
      USA Mobility, Inc.                                    12,772      173,316
      Verizon Communications, Inc.                         630,811   34,007,021
*     Vonage Holdings Corp.                                 33,708      102,809
#     Windstream Corp.                                     180,120    1,534,622
                                                                   ------------
Total Telecommunication Services                                    106,999,821
                                                                   ------------
Utilities -- (2.1%)
      AES Corp.                                            273,611    3,792,248
      AGL Resources, Inc.                                   20,989      920,368
      ALLETE, Inc.                                          17,198      883,117
      Alliant Energy Corp.                                  11,246      601,773
      Ameren Corp.                                          20,941      759,111
      American Electric Power Co., Inc.                     24,100    1,239,463
      American States Water Co.                              8,575      475,741
#     American Water Works Co., Inc.                         8,332      348,944

                                     1325

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Utilities -- (Continued)
#   Aqua America, Inc.                                       32,731 $1,038,555
    Artesian Resources Corp. Class A                          2,953     69,602
#   Atmos Energy Corp.                                       21,108    936,562
    Avista Corp.                                             26,729    749,748
    Black Hills Corp.                                        19,872    931,798
*   Cadiz, Inc.                                               2,488     14,654
    California Water Service Group                           20,730    415,637
*   Calpine Corp.                                           153,092  3,326,689
    CenterPoint Energy, Inc.                                 36,646    904,423
    CH Energy Group, Inc.                                     8,000    519,760
    Chesapeake Utilities Corp.                                4,532    241,828
    Cleco Corp.                                              21,400  1,059,728
    CMS Energy Corp.                                         35,800  1,071,852
    Connecticut Water Service, Inc.                           4,404    125,426
    Consolidated Edison, Inc.                                16,132  1,026,802
#   Consolidated Water Co., Ltd.                              4,207     41,944
#   Delta Natural Gas Co., Inc.                               2,358     51,121
#   Dominion Resources, Inc.                                 29,201  1,801,118
    DTE Energy Co.                                           15,286  1,114,044
    Duke Energy Corp.                                        34,608  2,602,522
*   Dynegy, Inc.                                              6,329    156,390
    Edison International                                     17,126    921,379
    El Paso Electric Co.                                     17,631    660,457
    Empire District Electric Co. (The)                       18,686    431,086
    Entergy Corp.                                             9,928    707,171
#   Exelon Corp.                                             38,885  1,458,576
#   FirstEnergy Corp.                                        22,459  1,046,589
    Gas Natural, Inc.                                         1,847     19,080
    Genie Energy, Ltd. Class B                               12,764    137,596
    Great Plains Energy, Inc.                                31,360    756,717
#   Hawaiian Electric Industries, Inc.                       21,301    602,818
    IDACORP, Inc.                                            17,291    850,890
    Integrys Energy Group, Inc.                              14,441    888,988
#   ITC Holdings Corp.                                       12,080  1,114,018
#   Laclede Group, Inc. (The)                                 9,577    447,342
#   MDU Resources Group, Inc.                                24,184    603,391
    MGE Energy, Inc.                                         10,010    559,059
    Middlesex Water Co.                                       7,847    153,880
#   National Fuel Gas Co.                                     6,167    386,794
#   New Jersey Resources Corp.                               15,719    741,937
    NextEra Energy, Inc.                                     20,421  1,675,135
    NiSource, Inc.                                           23,975    736,752
    Northeast Utilities                                      29,182  1,322,820
#   Northwest Natural Gas Co.                                11,403    507,091
    NorthWestern Corp.                                       16,166    695,461
    NRG Energy, Inc.                                        152,955  4,262,856
    NV Energy, Inc.                                          60,235  1,302,883
    OGE Energy Corp.                                         12,600    912,618
#   ONEOK, Inc.                                              49,749  2,555,109
#   Ormat Technologies, Inc.                                 20,619    448,257
    Otter Tail Corp.                                         15,851    494,551
#   Pepco Holdings, Inc.                                     19,300    436,180

                                     1326

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                 SHARES        VALUE+
                                                ---------- --------------
Utilities -- (Continued)
       PG&E Corp.                                   19,484 $      943,805
       Piedmont Natural Gas Co., Inc.               18,391        633,202
       Pinnacle West Capital Corp.                  10,000        609,000
       PNM Resources, Inc.                          36,224        869,738
       Portland General Electric Co.                29,563        953,407
       PPL Corp.                                    28,917        965,249
       Public Service Enterprise Group, Inc.        99,549      3,644,489
       Questar Corp.                                96,766      2,456,889
       RGC Resources, Inc.                             678         13,553
#      SCANA Corp.                                  11,266        610,617
       Sempra Energy                                11,780        975,973
       SJW Corp.                                    10,844        275,004
       South Jersey Industries, Inc.                13,903        857,815
#      Southern Co. (The)                           45,273      2,183,517
       Southwest Gas Corp.                          16,387        830,329
*      Synthesis Energy Systems, Inc.               19,454         21,010
#      TECO Energy, Inc.                            39,026        746,567
       UGI Corp.                                    76,180      3,121,856
       UIL Holdings Corp.                           23,073        960,760
       Unitil Corp.                                  6,546        198,409
       UNS Energy Corp.                             18,177        926,300
       Vectren Corp.                                18,943        711,499
#      Westar Energy, Inc.                          29,375      1,026,950
       WGL Holdings, Inc.                           17,206        795,261
#      Wisconsin Energy Corp.                       19,070        857,006
       Xcel Energy, Inc.                            28,101        893,331
       York Water Co.                                5,802        108,788
                                                           --------------
Total Utilities                                                82,248,773
                                                           --------------
TOTAL COMMON STOCKS                                         3,469,016,688
                                                           --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   CVR Energy, Inc. Contingent Value Rights     51,838             --
(o)#*  Magnum Hunter Resources Corp. Warrants
         10/14/13                                      580             81
(o)*   United Community Financial Corp. Rights       1,464            112
(o)*   Wright Medical Group, Inc. Contingent
         Value Rights                                1,978          5,143
                                                           --------------
TOTAL RIGHTS/WARRANTS                                               5,336
                                                           --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid
         Reserves                               15,849,458     15,849,458
                                                           --------------

                                                 SHARES/
                                                  FACE
                                                 AMOUNT
                                                  (000)
                                                ----------
SECURITIES LENDING COLLATERAL -- (9.5%)
(S)@   DFA Short Term Investment Fund           31,522,786    364,718,630
                                                           --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,705,754,706)                                    $3,849,590,112
                                                           ==============

                                     1327

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                          SHARES     VALUE++
                                                         --------- ------------
COMMON STOCKS -- (96.5%)

AUSTRALIA -- (5.8%)
#*  Alumina, Ltd.                                        1,208,983 $  1,208,977
*   Alumina, Ltd. Sponsored ADR                             39,590      158,360
    Asciano, Ltd.                                          713,912    3,999,506
    Atlas Iron, Ltd.                                        18,675       16,244
    Bank of Queensland, Ltd.                               183,996    1,915,486
    Beach Energy, Ltd.                                      42,299       59,750
    Bendigo and Adelaide Bank, Ltd.                        274,877    3,154,761
*   BlueScope Steel, Ltd.                                  139,611      718,888
    Boral, Ltd.                                            562,316    2,918,744
    Caltex Australia, Ltd.                                 110,645    2,471,601
    Downer EDI, Ltd.                                       135,256      689,543
    Echo Entertainment Group, Ltd.                         604,556    2,268,894
#   Fairfax Media, Ltd.                                  1,531,902    1,033,355
    GrainCorp, Ltd. Class A                                197,228    2,620,377
    Harvey Norman Holdings, Ltd.                           413,690    1,287,893
    Incitec Pivot, Ltd.                                  1,192,113    3,576,993
    Lend Lease Group                                        82,683      924,147
    Macquarie Group, Ltd.                                  266,102   10,825,484
    New Hope Corp., Ltd.                                    87,426      339,317
    Newcrest Mining, Ltd.                                  164,505    2,881,865
    Origin Energy, Ltd.                                    875,572   11,209,404
    OZ Minerals, Ltd.                                      200,472      898,550
    Primary Health Care, Ltd.                              161,677      883,617
*   Qantas Airways, Ltd.                                   876,752    1,727,887
    QBE Insurance Group, Ltd.                               94,697    1,314,295
    Rio Tinto, Ltd.                                         29,244    1,701,935
    Santos, Ltd.                                           785,616   10,091,287
    Seven Group Holdings, Ltd.                             101,875      982,387
#   Sims Metal Management, Ltd.                             83,499      837,627
    Sims Metal Management, Ltd. Sponsored ADR                7,228       72,208
    Suncorp Group, Ltd.                                  1,046,263   14,091,374
    Tabcorp Holdings, Ltd.                                 583,342    2,088,128
    Tatts Group, Ltd.                                    1,073,999    3,642,155
    Toll Holdings, Ltd.                                    433,114    2,562,284
    Treasury Wine Estates, Ltd.                            387,867    2,350,836
    Wesfarmers, Ltd.                                       941,613   42,361,574
                                                                   ------------
TOTAL AUSTRALIA                                                     139,885,733
                                                                   ------------
AUSTRIA -- (0.2%)
*   Erste Group Bank AG                                    139,706    4,378,899
    Raiffeisen Bank International AG                        38,849    1,371,371
                                                                   ------------
TOTAL AUSTRIA                                                         5,750,270
                                                                   ------------
BELGIUM -- (1.3%)
    Ageas                                                  178,795    6,548,052
    Belgacom SA                                              1,700       39,139
    D'ieteren SA                                             4,289      197,589
    Delhaize Group SA                                       66,697    4,173,455
    Delhaize Group SA Sponsored ADR                         10,600      662,606
    KBC Groep NV                                           113,141    4,428,444

                                     1328

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
BELGIUM -- (Continued)
    Solvay SA                                                59,233 $ 8,678,351
    UCB SA                                                   99,152   5,851,779
                                                                    -----------
TOTAL BELGIUM                                                        30,579,415
                                                                    -----------
CANADA -- (9.6%)
    Astral Media, Inc. Class A                               13,239     643,914
    AuRico Gold, Inc.                                       118,083     610,489
    Barrick Gold Corp.                                      458,820   9,043,342
    Bell Aliant, Inc.                                        35,747     955,903
    Bonavista Energy Corp.                                   50,485     799,281
    Cameco Corp. (13321L108)                                147,670   2,881,042
    Cameco Corp. (2166160)                                   55,352   1,079,074
    Canadian Natural Resources, Ltd. (136385101)            302,983   8,889,521
    Canadian Natural Resources, Ltd. (2171573)              440,539  12,921,661
    Canadian Tire Corp., Ltd. Class A                        62,053   4,570,284
    Crescent Point Energy Corp.                              92,794   3,544,308
    Eldorado Gold Corp.                                     101,785     806,137
    Empire Co., Ltd.                                         19,858   1,350,214
    Enerplus Corp. (292766102)                               12,165     171,527
    Enerplus Corp. (B584T89)                                 87,076   1,229,064
    Ensign Energy Services, Inc.                             70,294   1,183,370
    Fairfax Financial Holdings, Ltd.                         13,300   5,335,446
    First Quantum Minerals, Ltd.                             57,039     995,890
    Genworth MI Canada, Inc.                                 20,438     508,186
    George Weston, Ltd.                                      34,700   2,673,152
    Goldcorp, Inc. (380956409)                              156,068   4,616,491
    Goldcorp, Inc. (2676302)                                390,268  11,551,731
    Husky Energy, Inc.                                      247,837   7,163,644
    IAMGOLD Corp.                                           205,426   1,103,136
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   47,900   1,769,654
    Kinross Gold Corp.                                      806,097   4,392,747
#   Loblaw Cos., Ltd.                                        74,387   3,156,528
#*  Lundin Mining Corp.                                     281,356   1,105,931
    Magna International, Inc.                               204,038  12,273,267
    Manulife Financial Corp.                              1,391,180  20,561,487
*   Osisko Mining Corp.                                      59,900     252,692
    Pacific Rubiales Energy Corp.                            44,277     936,126
    Pan American Silver Corp. (697900108)                    12,300     162,360
    Pan American Silver Corp. (2669272)                      82,200   1,081,096
    Pengrowth Energy Corp.                                  230,830   1,177,692
    Penn West Petroleum, Ltd.                               253,241   2,337,725
    PetroBakken Energy, Ltd.                                 43,936     375,055
    Precision Drilling Corp.                                121,000     981,260
    Progressive Waste Solutions, Ltd.                        46,900   1,045,119
    Quebecor, Inc. Class B                                   19,048     886,745
#*  Research In Motion, Ltd. (760975102)                     71,901   1,171,267
#*  Research In Motion, Ltd. (2117265)                      211,699   3,467,203
    Sun Life Financial, Inc.                                494,520  13,950,329
    Suncor Energy, Inc. (867224107)                          30,704     956,430
    Suncor Energy, Inc. (B3NB1P2)                         1,078,999  33,640,735
    Talisman Energy, Inc. (87425E103)                        18,457     219,454
    Talisman Energy, Inc. (2068299)                         680,091   8,154,746

                                     1329

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
    Teck Resources, Ltd. Class A                             1,220 $     34,501
    Teck Resources, Ltd. Class B (878742204)                 6,531      173,529
    Teck Resources, Ltd. Class B (2879327)                 407,968   10,852,690
    Thomson Reuters Corp.                                  335,015   11,223,144
    TransAlta Corp.                                        141,867    2,085,513
    Trican Well Service, Ltd.                                6,535       85,365
*   Turquoise Hill Resources, Ltd. (900435108)              31,400      220,742
*   Turquoise Hill Resources, Ltd. (B7WJ1F5)                21,648      152,564
*   Uranium One, Inc.                                      259,122      720,176
    West Fraser Timber Co., Ltd.                            18,241    1,592,613
    Yamana Gold, Inc.                                      500,904    6,200,082
                                                                   ------------
TOTAL CANADA                                                        232,023,374
                                                                   ------------
DENMARK -- (1.3%)
    AP Moeller - Maersk A.S. Class A                           319    2,183,420
    AP Moeller - Maersk A.S. Class B                           994    7,078,269
    Carlsberg A.S. Class B                                  86,521    8,043,712
*   Danske Bank A.S.                                       489,154    9,263,018
    FLSmidth & Co. A.S.                                     17,784    1,036,508
    H Lundbeck A.S.                                         37,811      757,112
    Rockwool International A.S. Class B                      3,340      442,009
    TDC A.S.                                               284,341    2,307,435
                                                                   ------------
TOTAL DENMARK                                                        31,111,483
                                                                   ------------
FINLAND -- (0.7%)
    Kesko Oyj Class B                                       32,608      979,035
    Neste Oil Oyj                                           51,344      801,778
#   Nokia Oyj                                            1,715,959    5,765,083
#   Stora Enso Oyj Class R                                 526,010    3,668,397
#   UPM-Kymmene Oyj                                        485,229    5,108,341
                                                                   ------------
TOTAL FINLAND                                                        16,322,634
                                                                   ------------
FRANCE -- (9.4%)
#*  Alcatel-Lucent                                         105,796      145,708
    AXA SA                                                 987,329   18,489,342
    AXA SA Sponsored ADR                                   394,508    7,357,574
    BNP Paribas SA                                         626,133   34,911,859
    Bollore SA                                               5,970    2,516,672
#   Bouygues SA                                             95,075    2,656,669
    Cap Gemini SA                                           90,823    4,187,496
    Casino Guichard Perrachon SA                            37,846    4,093,573
    Cie de St-Gobain                                       282,075   11,296,801
*   Cie Generale de Geophysique - Veritas                   55,947    1,210,281
    Cie Generale de Geophysique - Veritas Sponsored ADR     28,903      617,079
    Cie Generale des Etablissements Michelin               110,819    9,371,070
    Ciments Francais SA                                     10,236      559,073
    CNP Assurances                                         111,104    1,574,719
*   Credit Agricole SA                                     725,973    6,650,403
    Eiffage SA                                              15,073      668,461
    Electricite de France SA                               188,405    4,217,983
    Eramet                                                     843       90,474

                                     1330

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
FRANCE -- (Continued)
    France Telecom SA                                    1,431,646 $ 15,289,091
    GDF Suez                                             1,001,804   21,478,974
    Groupe Eurotunnel SA                                    84,948      711,714
    Lafarge SA                                             130,242    8,431,492
    Lagardere SCA                                           86,944    3,231,533
    Natixis                                                572,256    2,508,475
#*  Peugeot SA                                              98,768      790,677
    Renault SA                                             131,092    9,047,290
    Rexel SA                                                52,676    1,160,182
    SCOR SE                                                 57,773    1,753,391
*   Societe Generale SA                                    577,609   20,982,789
    STMicroelectronics NV                                  551,076    4,794,900
    Vallourec SA                                            42,800    2,054,199
    Vivendi SA                                           1,017,849   23,056,201
                                                                   ------------
TOTAL FRANCE                                                        225,906,145
                                                                   ------------
GERMANY -- (8.1%)
    Allianz SE                                             122,653   18,142,896
    Allianz SE ADR                                         716,588   10,569,673
    Bayerische Motoren Werke AG                            178,398   16,496,480
    Celesio AG                                              36,473      722,200
#*  Commerzbank AG                                         215,316    2,906,077
    Daimler AG                                             598,597   33,189,239
    Deutsche Bank AG (5750355)                             280,167   12,896,938
    Deutsche Bank AG (D18190898)                           312,446   14,388,138
    Deutsche Lufthansa AG                                  141,492    2,833,009
    Deutsche Post AG                                       259,066    6,158,241
    Deutsche Telekom AG                                    991,879   11,747,957
    Deutsche Telekom AG Sponsored ADR                      681,300    8,107,470
#   E.ON SE                                                993,327   18,039,358
    Fraport AG Frankfurt Airport Services Worldwide         13,175      788,284
    HeidelbergCement AG                                     71,623    5,170,350
*   Hochtief AG                                              3,579      249,012
    Metro AG                                                34,644    1,082,043
    Muenchener Rueckversicherungs AG                       110,067   22,047,113
    RWE AG                                                 136,456    4,917,774
    Salzgitter AG                                           17,152      675,124
    Volkswagen AG                                           17,362    3,382,779
    Wacker Chemie AG                                         2,505      191,718
                                                                   ------------
TOTAL GERMANY                                                       194,701,873
                                                                   ------------
GREECE -- (0.0%)
    Hellenic Petroleum SA                                   47,049      520,465
*   National Bank of Greece SA                             258,838      222,576
                                                                   ------------
TOTAL GREECE                                                            743,041
                                                                   ------------
HONG KONG -- (2.4%)
    Cathay Pacific Airways, Ltd.                           644,000    1,135,122
    Cheung Kong Holdings, Ltd.                             401,000    6,062,140
#*  Foxconn International Holdings, Ltd.                 1,235,000      477,534
    Henderson Land Development Co., Ltd.                   970,120    7,058,518

                                     1331

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
HONG KONG -- (Continued)
    Hongkong & Shanghai Hotels (The)                        413,918 $   673,415
    Hopewell Holdings, Ltd.                                 421,331   1,625,425
    Hutchison Whampoa, Ltd.                               1,722,000  18,700,674
    Kerry Properties, Ltd.                                  187,500     853,183
    Kowloon Development Co., Ltd.                            58,000      76,505
    New World Development Co., Ltd.                       3,124,292   5,437,348
    Orient Overseas International, Ltd.                     178,048   1,059,784
    Tsim Sha Tsui Properties                                254,146     622,014
    Wharf Holdings, Ltd.                                    929,000   8,309,899
    Wheelock & Co., Ltd.                                    924,000   5,166,897
                                                                    -----------
TOTAL HONG KONG                                                      57,258,458
                                                                    -----------
IRELAND -- (0.0%)
*   Bank of Ireland                                       2,151,314     479,294
    CRH P.L.C.                                                  506      10,896
    CRH P.L.C. Sponsored ADR                                 25,104     539,987
                                                                    -----------
TOTAL IRELAND                                                         1,030,177
                                                                    -----------
ISRAEL -- (0.3%)
*   Bank Hapoalim BM                                        658,163   3,061,613
*   Bank Leumi Le-Israel BM                                 757,596   2,692,813
    Israel Chemicals, Ltd.                                   94,280   1,123,487
*   Israel Discount Bank, Ltd. Class A                      522,880     879,064
*   NICE Systems, Ltd. Sponsored ADR                         14,262     505,873
    Partner Communications Co., Ltd.                             28         194
                                                                    -----------
TOTAL ISRAEL                                                          8,263,044
                                                                    -----------
ITALY -- (1.6%)
#*  Banca Monte dei Paschi di Siena SpA                   4,395,807   1,240,486
*   Banco Popolare                                        1,274,638   1,841,300
#*  Fiat SpA                                                696,549   4,174,019
*   Finmeccanica SpA                                        387,490   2,018,468
    Intesa Sanpaolo SpA                                   1,080,962   1,963,153
    Parmalat SpA                                             75,777     233,703
    Telecom Italia SpA                                    8,344,059   7,087,445
    Telecom Italia SpA Sponsored ADR                        206,300   1,720,542
*   UniCredit SpA                                         2,940,970  15,371,385
    Unione di Banche Italiane SCPA                          662,741   2,771,727
                                                                    -----------
TOTAL ITALY                                                          38,422,228
                                                                    -----------
JAPAN -- (19.4%)
    77 Bank, Ltd. (The)                                     298,000   1,769,180
#   Aeon Co., Ltd.                                          407,000   5,762,042
    Aisin Seiki Co., Ltd.                                    10,200     368,187
    Alfresa Holdings Corp.                                   20,600   1,225,570
    Amada Co., Ltd.                                         234,000   1,877,676
    Asahi Glass Co., Ltd.                                   708,000   5,562,907
    Asahi Kasei Corp.                                       929,000   6,245,063
    Asatsu-DK, Inc.                                           6,000     153,697
    Autobacs Seven Co., Ltd.                                 34,800     586,432
    Azbil Corp.                                               2,900      62,620

                                     1332

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Bank of Kyoto, Ltd. (The)                                201,000 $2,114,761
    Bank of Yokohama, Ltd. (The)                             755,000  4,593,237
    Canon Marketing Japan, Inc.                               39,500    575,358
    Chiba Bank, Ltd. (The)                                   463,000  3,595,032
    Chugoku Bank, Ltd. (The)                                 109,400  1,907,492
    Citizen Holdings Co., Ltd.                               144,000    851,902
    Coca-Cola West Co., Ltd.                                  34,500    641,663
    COMSYS Holdings Corp.                                     50,100    663,455
*   Cosmo Oil Co., Ltd.                                      342,000    816,798
    Dai Nippon Printing Co., Ltd.                            429,000  4,200,614
    Daicel Corp.                                             197,000  1,589,949
    Daido Steel Co., Ltd.                                    132,000    719,449
    Denki Kagaku Kogyo KK                                    184,000    673,153
    Ebara Corp.                                              217,000    911,141
    Fuji Electric Co., Ltd.                                   80,000    273,727
    Fuji Media Holdings, Inc.                                    275    597,721
    FUJIFILM Holdings Corp.                                  363,000  7,457,299
    Fujitsu, Ltd.                                          1,317,000  5,531,502
    Fukuoka Financial Group, Inc.                            480,000  2,455,544
    Fukuyama Transporting Co., Ltd.                           25,000    139,603
    Furukawa Electric Co., Ltd.                              263,000    665,542
    Glory, Ltd.                                               29,700    816,139
#   Gunma Bank, Ltd. (The)                                   208,000  1,323,249
    H2O Retailing Corp.                                       68,000    757,702
    Hachijuni Bank, Ltd. (The)                               364,000  2,478,249
    Hakuhodo DY Holdings, Inc.                                10,680    880,176
    Hankyu Hanshin Holdings, Inc.                            171,000  1,107,267
    Higo Bank, Ltd. (The)                                    104,000    705,246
    Hiroshima Bank, Ltd. (The)                                19,000    100,160
    Hitachi Capital Corp.                                     23,500    585,883
    Hitachi Chemical Co., Ltd.                                43,600    683,502
    Hitachi High-Technologies Corp.                           28,535    712,840
    Hitachi Transport System, Ltd.                            21,685    344,729
    Hokuhoku Financial Group, Inc.                           681,000  1,589,174
    House Foods Corp.                                         37,000    645,228
    Ibiden Co., Ltd.                                          60,100  1,053,486
    Idemitsu Kosan Co., Ltd.                                  18,800  1,590,481
    Inpex Corp.                                                1,431  6,925,046
    Isetan Mitsukoshi Holdings, Ltd.                         205,855  3,280,891
    ITOCHU Corp.                                             191,000  2,368,293
    Iyo Bank, Ltd. (The)                                     161,000  1,686,251
    J Front Retailing Co., Ltd.                              264,000  2,217,933
    JFE Holdings, Inc.                                       364,400  7,911,821
    Joyo Bank, Ltd. (The)                                    398,000  2,446,503
    JTEKT Corp.                                              117,800  1,201,131
    JX Holdings, Inc.                                      1,535,986  8,340,183
    K's Holdings Corp.                                        12,000    423,040
    Kagoshima Bank, Ltd. (The)                               145,000  1,061,732
    Kajima Corp.                                              17,000     54,283
    Kamigumi Co., Ltd.                                       126,000  1,181,469
    Kaneka Corp.                                             180,000  1,084,347
#   Kawasaki Kisen Kaisha, Ltd.                              392,000    862,531

                                     1333

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Keiyo Bank, Ltd. (The)                                  108,000 $   664,337
    Kewpie Corp.                                              8,200     123,643
    Kinden Corp.                                            109,000     795,218
*   Kobe Steel, Ltd.                                      1,275,000   1,665,249
    Konica Minolta, Inc.                                    258,000   1,822,735
    Kurita Water Industries, Ltd.                            11,000     225,818
    Kyocera Corp.                                            91,300   9,287,268
    Kyocera Corp. Sponsored ADR                               1,779     180,391
    Kyowa Hakko Kirin Co., Ltd.                             111,000   1,362,466
    Lintec Corp.                                              8,500     154,767
    LIXIL Group Corp.                                        98,440   2,213,064
    Maeda Road Construction Co., Ltd.                        23,000     347,965
    Marui Group Co., Ltd.                                   108,800   1,262,915
    Medipal Holdings Corp.                                   80,200   1,258,344
    MEIJI Holdings Co., Ltd.                                 39,500   1,783,188
    Mitsubishi Chemical Holdings Corp.                      801,000   3,906,574
    Mitsubishi Corp.                                        899,600  16,194,831
    Mitsubishi Gas Chemical Co., Inc.                       235,000   1,796,679
    Mitsubishi Heavy Industries, Ltd.                     1,166,000   8,040,795
    Mitsubishi Logistics Corp.                               38,000     679,324
    Mitsubishi Materials Corp.                              523,000   1,500,177
    Mitsubishi Tanabe Pharma Corp.                          124,700   1,896,853
    Mitsubishi UFJ Financial Group, Inc.                  7,531,834  51,102,284
#   Mitsubishi UFJ Financial Group, Inc. ADR              1,691,580  11,468,912
    Mitsui & Co., Ltd.                                    1,037,800  14,297,416
    Mitsui & Co., Ltd. Sponsored ADR                          4,829   1,320,828
    Mitsui Chemicals, Inc.                                  456,000   1,055,290
    Mitsui Mining & Smelting Co., Ltd.                      231,000     520,646
*   Mitsui OSK Lines, Ltd.                                  579,000   2,411,148
    MS&AD Insurance Group Holdings                          198,591   5,328,329
    Nagase & Co., Ltd.                                       96,000   1,229,103
    Nanto Bank, Ltd. (The)                                   58,000     255,933
#   NEC Corp.                                             1,421,000   3,691,480
    Nippo Corp.                                              20,000     299,725
    Nippon Electric Glass Co., Ltd.                         215,000   1,097,405
    Nippon Express Co., Ltd.                                574,000   2,987,627
    Nippon Meat Packers, Inc.                                97,397   1,495,715
#*  Nippon Paper Industries Co., Ltd.                        51,200     766,911
    Nippon Shokubai Co., Ltd.                                67,000     659,206
    Nippon Steel & Sumitomo Metal Corp.                   3,866,000  10,296,992
    Nippon Television Holdings, Inc.                         26,600     470,248
    Nippon Yusen KK                                         826,000   2,156,319
    Nishi-Nippon City Bank, Ltd. (The)                      368,000   1,227,647
    Nissan Shatai Co., Ltd.                                  23,000     306,895
    Nisshin Seifun Group, Inc.                              104,500   1,350,168
    Nisshin Steel Holdings Co., Ltd.                         36,300     305,487
    Nisshinbo Holdings, Inc.                                 80,000     581,168
    NOK Corp.                                                41,300     595,574
    Nomura Holdings, Inc.                                 2,246,300  18,358,344
    NTN Corp.                                               230,000     586,539
    NTT DOCOMO, Inc.                                          2,016   3,338,290
    NTT DOCOMO, Inc. Sponsored ADR                            5,206      86,263

                                     1334

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Obayashi Corp.                                          315,000 $ 1,938,091
    Oji Holdings Corp.                                      426,000   1,520,561
    Onward Holdings Co., Ltd.                                84,000     784,958
    Panasonic Corp.                                         396,800   2,859,688
*   Panasonic Corp. Sponsored ADR                           156,925   1,126,721
    Pola Orbis Holdings, Inc.                                 6,000     212,479
    Rengo Co., Ltd.                                          93,000     450,254
    Ricoh Co., Ltd.                                         455,000   5,062,829
    Rohm Co., Ltd.                                           55,900   1,976,154
    Sankyo Co., Ltd.                                         28,800   1,312,630
#   SBI Holdings, Inc.                                      118,090   2,287,528
#   Seiko Epson Corp.                                        70,300     805,943
    Seino Holdings Co., Ltd.                                 46,000     402,417
    Sekisui House, Ltd.                                     316,000   4,736,630
    Shiga Bank, Ltd. (The)                                  195,000   1,373,528
    Shimadzu Corp.                                           44,000     321,506
    Shimizu Corp.                                           284,000   1,143,046
    Shinsei Bank, Ltd.                                      565,000   1,585,786
    Shizuoka Bank, Ltd. (The)                               303,000   3,708,837
#   Showa Denko KK                                          676,000   1,091,566
    Showa Shell Sekiyu KK                                   100,700     808,228
    SKY Perfect JSAT Holdings, Inc.                             780     392,435
    Sohgo Security Services Co., Ltd.                         7,300     116,746
    Sojitz Corp.                                            630,400     989,779
    Sony Corp.                                                4,900      80,546
    Sony Corp. Sponsored ADR                                678,816  11,152,947
    Sumitomo Bakelite Co., Ltd.                              52,000     211,020
    Sumitomo Chemical Co., Ltd.                             494,000   1,654,247
    Sumitomo Corp.                                          790,200   9,892,538
    Sumitomo Electric Industries, Ltd.                      550,600   7,322,242
    Sumitomo Forestry Co., Ltd.                              50,700     604,319
    Sumitomo Heavy Industries, Ltd.                         249,000   1,108,733
    Sumitomo Metal Mining Co., Ltd.                         238,000   3,331,839
    Sumitomo Mitsui Financial Group, Inc.                   509,427  24,079,251
    Sumitomo Mitsui Trust Holdings, Inc.                  2,255,000  11,332,517
    Sumitomo Osaka Cement Co., Ltd.                         133,000     398,690
    Suzuken Co. Ltd/Aichi Japan                              38,700   1,506,995
    Suzuki Motor Corp.                                      135,600   3,484,402
    Taisei Corp.                                            546,000   1,823,658
    Takashimaya Co., Ltd.                                   181,000   2,139,486
    Takata Corp.                                             11,500     221,240
#   TDK Corp.                                                67,100   2,453,624
    Teijin, Ltd.                                            456,000   1,098,617
    Toho Holdings Co., Ltd.                                  11,500     263,808
    Tokai Rika Co., Ltd.                                     25,100     508,584
    Tokyo Broadcasting System Holdings, Inc.                 20,100     318,239
    Toppan Printing Co., Ltd.                               378,000   2,880,161
    Toshiba TEC Corp.                                        44,000     259,998
    Tosoh Corp.                                             275,000     907,004
    Toyo Seikan Group Holdings, Ltd.                        116,900   1,602,033
    Toyobo Co., Ltd.                                        129,000     225,135
    Toyoda Gosei Co., Ltd.                                   23,800     617,677

                                     1335

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                         --------- ------------
JAPAN -- (Continued)
    Toyota Motor Corp. Sponsored ADR                        92,403 $ 10,746,469
    Toyota Tsusho Corp.                                    122,900    3,422,954
    Ube Industries, Ltd.                                   450,000      909,857
    UNY Group Holdings Co., Ltd.                           104,000      740,172
    Ushio, Inc.                                             33,700      343,373
    Wacoal Holdings Corp.                                   52,000      574,193
#   Yamada Denki Co., Ltd.                                  45,690    2,204,928
    Yamaguchi Financial Group, Inc.                        115,000    1,248,885
    Yamaha Corp.                                           101,600    1,089,513
    Yamato Kogyo Co., Ltd.                                  19,200      635,031
#   Yamazaki Baking Co., Ltd.                               51,000      667,410
                                                                   ------------
TOTAL JAPAN                                                         468,888,449
                                                                   ------------
NETHERLANDS -- (2.7%)
    Aegon NV                                             1,444,641    9,649,840
    Akzo Nobel NV                                          169,936   10,248,903
    ArcelorMittal                                          764,181    9,445,754
*   ING Groep NV                                         1,578,512   13,003,529
*   ING Groep NV Sponsored ADR                             207,810    1,706,120
    Koninklijke DSM NV                                     155,472   10,021,060
    Koninklijke Philips Electronics NV                     415,660   11,504,653
    Randstad Holding NV                                      5,794      241,519
                                                                   ------------
TOTAL NETHERLANDS                                                    65,821,378
                                                                   ------------
NEW ZEALAND -- (0.1%)
    Auckland International Airport, Ltd.                    56,956      151,397
    Contact Energy, Ltd.                                   338,257    1,530,858
                                                                   ------------
TOTAL NEW ZEALAND                                                     1,682,255
                                                                   ------------
NORWAY -- (1.0%)
    Aker ASA Class A                                        12,658      391,439
#   Cermaq ASA                                              17,520      261,667
#   DNB ASA                                                628,280   10,288,403
*   Marine Harvest ASA                                     668,906      696,008
#   Norsk Hydro ASA                                        853,507    4,019,687
    Orkla ASA                                              402,599    3,630,362
    Stolt-Nielsen, Ltd.                                      2,191       45,270
*   Storebrand ASA                                         202,119      922,006
    Subsea 7 SA                                            151,633    3,273,494
#*  Veripos, Inc.                                            8,042       27,367
#   Wilh Wilhelmsen Holding ASA Class A                         99        2,759
                                                                   ------------
TOTAL NORWAY                                                         23,558,462
                                                                   ------------
PORTUGAL -- (0.1%)
*   Banco Espirito Santo SA                                865,680      991,892
*   EDP Renovaveis SA                                      166,881      869,774
                                                                   ------------
TOTAL PORTUGAL                                                        1,861,666
                                                                   ------------
SINGAPORE -- (1.2%)
    CapitaLand, Ltd.                                     3,205,000    9,774,118
    DBS Group Holdings, Ltd.                               112,000    1,527,822

                                     1336

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SINGAPORE -- (Continued)
    Golden Agri-Resources, Ltd.                           5,519,000 $ 2,378,251
    Indofood Agri Resources, Ltd.                           273,000     236,598
    Keppel Land, Ltd.                                       434,000   1,433,859
#*  Neptune Orient Lines, Ltd.                              586,000     522,804
    Noble Group, Ltd.                                     2,085,000   1,912,553
#   Olam International, Ltd.                                618,000     844,492
#   Overseas Union Enterprise, Ltd.                         235,000     594,736
    Singapore Airlines, Ltd.                                483,400   4,365,147
    United Industrial Corp., Ltd.                           428,000   1,046,798
    Venture Corp., Ltd.                                     148,000     999,675
    Wilmar International, Ltd.                            1,026,000   2,785,088
                                                                    -----------
TOTAL SINGAPORE                                                      28,421,941
                                                                    -----------
SPAIN -- (2.0%)
    Acciona SA                                               41,333   2,704,046
    Banco de Sabadell SA                                  1,423,996   2,958,072
*   Banco Espanol de Credito SA                             156,834     722,498
*   Banco Popular Espanol SA                              6,779,356   5,278,395
    Banco Santander SA                                    1,967,380  14,207,526
    Banco Santander SA Sponsored ADR                         56,513     409,719
    CaixaBank                                             1,273,062   4,707,214
    Iberdrola SA                                          2,826,283  15,195,698
    Repsol SA                                                49,511   1,160,763
                                                                    -----------
TOTAL SPAIN                                                          47,343,931
                                                                    -----------
SWEDEN -- (3.3%)
    Boliden AB                                              144,602   2,309,285
    Husqvarna AB Class B                                     12,955      74,960
    Meda AB Class A                                          84,422   1,010,569
    Nordea Bank AB                                        1,822,627  21,931,709
    Skandinaviska Enskilda Banken AB                          6,988      68,839
    Skandinaviska Enskilda Banken AB Class A                931,974   9,587,543
    SSAB AB Class A                                         119,665     881,682
    SSAB AB Class B                                          67,450     433,203
    Svenska Cellulosa AB Class A                              9,172     251,500
    Svenska Cellulosa AB Class B                            489,187  12,742,747
    Swedbank AB Class A                                     228,155   5,618,008
    Telefonaktiebolaget LM Ericsson Class B               1,777,471  22,105,291
#   Telefonaktiebolaget LM Ericsson Sponsored ADR           135,337   1,665,998
    Trelleborg AB Class B                                    20,142     299,898
                                                                    -----------
TOTAL SWEDEN                                                         78,981,232
                                                                    -----------
SWITZERLAND -- (6.8%)
    ABB, Ltd.                                                82,282   1,865,901
    Adecco SA                                                89,937   4,810,617
    Alpiq Holding AG                                            470      59,667
    Aryzta AG                                                49,773   3,090,427
    Baloise Holding AG                                       44,870   4,624,981
    Banque Cantonale Vaudoise                                   100      55,408
    Clariant AG                                             153,645   2,247,903
*   Coca-Cola HBC AG ADR                                      1,535      39,526

                                     1337

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                        ---------- ------------
SWITZERLAND -- (Continued)
    Credit Suisse Group AG                                 767,920 $ 21,325,930
    Credit Suisse Group AG Sponsored ADR                   101,190    2,912,248
    Givaudan SA                                              4,461    5,745,004
    Holcim, Ltd.                                           241,079   18,805,365
    Lonza Group AG                                          17,436    1,214,976
    Novartis AG                                                418       30,944
    Novartis AG ADR                                        189,650   13,988,584
    St Galler Kantonalbank AG                                  989      432,772
    Sulzer AG                                               13,837    2,364,606
    Swatch Group AG (The)                                    2,335      234,809
    Swiss Life Holding AG                                   30,648    4,855,375
    Swiss Re AG                                            325,311   25,888,766
    UBS AG (H89231338)                                     268,918    4,784,051
    UBS AG (B18YFJ4)                                     1,624,722   28,982,460
    Zurich Insurance Group AG                               60,353   16,865,140
                                                                   ------------
TOTAL SWITZERLAND                                                   165,225,460
                                                                   ------------
UNITED KINGDOM -- (19.2%)
    Anglo American P.L.C.                                  495,168   12,107,229
    Aviva P.L.C.                                         2,287,715   10,860,951
    Barclays P.L.C.                                      3,459,983   15,440,090
    Barclays P.L.C. Sponsored ADR                        1,460,674   26,262,919
    BP P.L.C. Sponsored ADR                              1,841,468   80,288,004
    Carnival P.L.C.                                        103,130    3,723,400
    Carnival P.L.C. ADR                                     91,252    3,296,935
    Eurasian Natural Resources Corp. P.L.C.                 95,393      410,216
    Evraz P.L.C.                                           151,636      369,005
    HSBC Holdings P.L.C.                                 1,224,785   13,413,830
    HSBC Holdings P.L.C. Sponsored ADR                     359,958   19,747,296
*   International Consolidated Airlines Group SA         1,081,357    4,581,668
    Investec P.L.C.                                        278,720    1,973,685
    J Sainsbury P.L.C.                                   1,193,358    7,072,364
    Kazakhmys P.L.C.                                       135,567      736,872
    Kingfisher P.L.C.                                    2,319,541   11,302,269
*   Lloyds Banking Group P.L.C.                         30,279,179   25,721,945
*   Lloyds Banking Group P.L.C. ADR                        436,719    1,497,946
    Mondi P.L.C.                                           165,703    2,202,107
    Old Mutual P.L.C.                                    3,146,981   10,037,577
    Pearson P.L.C. Sponsored ADR                           258,807    4,728,404
    Resolution, Ltd.                                       945,573    3,883,101
    Rexam P.L.C.                                            94,114      755,686
*   Royal Bank of Scotland Group P.L.C.                    814,582    3,887,042
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR      339,971    3,250,123
    Royal Dutch Shell P.L.C. ADR (780259206)                56,977    3,872,727
    Royal Dutch Shell P.L.C. ADR (780259107)               943,951   65,878,340
    Royal Dutch Shell P.L.C. Class A                        13,007      442,827
    RSA Insurance Group P.L.C.                             526,467      911,622
    Travis Perkins P.L.C.                                    3,718       82,959
    Vedanta Resources P.L.C.                                53,978    1,021,385
    Vodafone Group P.L.C.                               14,789,930   45,128,435
    Vodafone Group P.L.C. Sponsored ADR                  1,661,870   50,836,603
    WM Morrison Supermarkets P.L.C.                      1,135,049    5,151,106

                                     1338

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                       SHARES       VALUE++
                                                      ---------- --------------
UNITED KINGDOM -- (Continued)
      Xstrata P.L.C.                                   1,511,218 $   22,741,513
                                                                 --------------
TOTAL UNITED KINGDOM                                                463,618,181
                                                                 --------------
TOTAL COMMON STOCKS                                               2,327,400,830
                                                                 --------------
PREFERRED STOCKS -- (0.2%)

GERMANY -- (0.2%)
      Porsche Automobil Holding SE                        46,252      3,631,943
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)

SPAIN -- (0.0%)
*     Banco Santander SA Rights 05/02/13               1,957,900        416,421
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (3.3%)
(S)@  DFA Short Term Investment Fund                   6,914,434     80,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $661,088 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued at
        $675,659) to be repurchased at $662,414       $      662        662,411
                                                                 --------------
TOTAL SECURITIES LENDING COLLATERAL                                  80,662,411
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,264,790,662)              $2,412,111,605
                                                                 ==============

                                     1339

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES   VALUE++
                                                            ------- ----------
COMMON STOCKS -- (95.5%)

AUSTRALIA -- (5.2%)
    Acrux, Ltd.                                               8,981 $   37,752
    Adelaide Brighton, Ltd.                                  82,667    291,700
    Aditya Birla Minerals, Ltd.                               7,401      2,613
    AGL Energy, Ltd.                                         17,340    285,527
#*  AJ Lucas Group, Ltd.                                      8,887     11,892
    ALS Ltd/Queensland                                       44,284    450,147
*   Alumina, Ltd.                                           541,473    541,470
*   Alumina, Ltd. Sponsored ADR                              14,400     57,600
    Amalgamated Holdings, Ltd.                               22,951    204,326
    Amcom Telecommunications, Ltd.                           31,775     66,597
    Amcor, Ltd.                                             147,315  1,512,905
    AMP, Ltd.                                               271,166  1,519,784
    Ansell, Ltd.                                             17,816    292,119
*   Antares Energy, Ltd.                                     34,313     13,350
    AP Eagers, Ltd.                                           1,916      9,639
    APA Group                                                65,212    440,391
    APN News & Media, Ltd.                                  105,115     45,860
*   Aquarius Platinum, Ltd.                                  41,410     24,993
*   Aquila Resources, Ltd.                                   22,801     43,864
    ARB Corp., Ltd.                                           5,672     76,479
    Aristocrat Leisure, Ltd.                                 37,336    152,595
    Arrium, Ltd.                                            371,242    328,254
    Asciano, Ltd.                                           141,214    791,115
    ASG Group, Ltd.                                          36,938     13,367
    ASX, Ltd.                                                18,076    704,778
    Atlas Iron, Ltd.                                        197,419    171,720
    Aurizon Holdings, Ltd.                                   57,281    246,573
*   Aurora Oil & Gas, Ltd.                                   31,303     99,216
    Ausdrill, Ltd.                                           73,043    115,221
    Ausenco, Ltd.                                            22,925     66,008
*   Austal, Ltd.                                             32,722     22,555
    Austbrokers Holdings, Ltd.                                1,390     15,162
#   Austin Engineering, Ltd.                                  9,103     48,172
    Australia & New Zealand Banking Group, Ltd.             134,758  4,453,377
*   Australian Agricultural Co., Ltd.                        57,179     69,323
    Australian Infrastructure Fund                           80,194    261,893
    Australian Pharmaceutical Industries, Ltd.               44,606     22,444
    Automotive Holdings Group, Ltd.                          36,616    154,577
    AVJennings, Ltd.                                          6,380      2,644
*   AWE, Ltd.                                               129,227    173,065
    Bank of Queensland, Ltd.                                 69,702    725,631
*   Bathurst Resources, Ltd.                                 47,311      8,349
    Beach Energy, Ltd.                                      312,512    441,446
    Bendigo and Adelaide Bank, Ltd.                          92,152  1,057,628
    BHP Billiton, Ltd.                                       11,107    373,406
#   BHP Billiton, Ltd. Sponsored ADR                         25,036  1,682,920
*   Billabong International, Ltd.                            56,082     27,648
    Blackmores, Ltd.                                          1,011     29,696
*   Blackthorn Resources, Ltd.                               10,737      6,145
*   BlueScope Steel, Ltd.                                   124,008    638,546
    Boart Longyear, Ltd.                                    112,356    111,661

                                     1340

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
AUSTRALIA -- (Continued)
    Boral, Ltd.                                              168,746 $  875,889
    Bradken, Ltd.                                             42,028    224,321
    Brambles, Ltd.                                            19,994    181,021
#   Breville Group, Ltd.                                       8,927     64,608
    Brickworks, Ltd.                                           8,373    110,777
    BT Investment Management, Ltd.                             6,143     22,357
*   Buccaneer Energy, Ltd.                                   109,393      4,083
*   Buru Energy, Ltd.                                          2,744      5,296
    Cabcharge Australia, Ltd.                                 29,769    147,544
    Caltex Australia, Ltd.                                    27,789    620,754
    Cardno, Ltd.                                              22,355    151,050
*   Carnarvon Petroleum, Ltd.                                111,869      5,829
    carsales.com, Ltd.                                        15,227    152,777
    Cash Converters International, Ltd.                       48,397     70,812
    Cedar Woods Properties, Ltd.                               1,721      9,886
    Challenger, Ltd.                                          74,729    325,823
    Clough, Ltd.                                              65,000     79,599
*   Coal of Africa, Ltd.                                      52,185      8,989
    Coca-Cola Amatil, Ltd.                                    11,801    185,389
    Cochlear, Ltd.                                             2,204    150,922
*   Cockatoo Coal, Ltd.                                      135,281      8,850
*   Coffey International, Ltd.                                48,876     12,223
    Commonwealth Bank of Australia                            51,776  3,946,411
    Computershare, Ltd.                                        9,509     97,957
    Credit Corp. Group, Ltd.                                   3,280     30,254
    Crown, Ltd.                                               36,305    485,795
    CSG, Ltd.                                                 16,337     12,410
    CSL, Ltd.                                                  9,911    647,712
    CSR, Ltd.                                                134,036    282,289
    Data#3, Ltd.                                               8,941     10,790
    David Jones, Ltd.                                        140,183    433,310
    Decmil Group, Ltd.                                        35,216     68,247
    Downer EDI, Ltd.                                         113,402    578,130
*   Drillsearch Energy, Ltd.                                  95,256    111,656
    DUET Group                                               139,777    356,210
    DuluxGroup, Ltd.                                          24,966    121,528
    DWS, Ltd.                                                 11,284     17,773
    Echo Entertainment Group, Ltd.                           175,482    658,583
*   Elders, Ltd.                                             103,979      8,645
    Emeco Holdings, Ltd.                                     196,879     94,055
*   Energy Resources of Australia, Ltd.                       55,774     59,548
*   Energy World Corp., Ltd.                                 154,243     51,226
    Envestra, Ltd.                                           186,216    202,511
    ERM Power, Ltd.                                            1,889      5,381
    Euroz, Ltd.                                                3,934      4,329
*   Evolution Mining, Ltd.                                    52,070     52,872
#   Fairfax Media, Ltd.                                      471,068    317,762
    Finbar Group, Ltd.                                           595        903
    FKP Property Group                                        53,707     91,568
    Fleetwood Corp., Ltd.                                     11,993    106,394
    Flight Centre, Ltd.                                        9,755    386,217
*   Focus Minerals, Ltd.                                   1,002,633     17,771

                                     1341

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES   VALUE++
                                                           ------- ----------
AUSTRALIA -- (Continued)
    Forge Group, Ltd.                                        5,619 $   33,713
    Fortescue Metals Group, Ltd.                            22,863     83,516
    Funtastic, Ltd.                                         32,496      7,078
    G8 Education, Ltd.                                       7,983     20,121
*   Goodman Fielder, Ltd.                                  479,218    385,356
    GrainCorp, Ltd. Class A                                 43,955    583,988
    Grange Resources, Ltd.                                 167,580     28,728
*   Gryphon Minerals, Ltd.                                  28,227      6,052
    GUD Holdings, Ltd.                                      16,595    125,490
*   Gunns, Ltd.                                            133,137         --
    GWA Group, Ltd.                                         61,780    166,054
    Harvey Norman Holdings, Ltd.                           118,814    369,890
*   Hastie Group, Ltd.                                       2,637         --
    HFA Holdings, Ltd.                                      13,456     12,308
    Hills Holdings, Ltd.                                    49,659     56,619
*   Horizon Oil, Ltd.                                      133,673     56,312
#*  Icon Energy, Ltd.                                       52,698      8,752
    iiNET, Ltd.                                             27,956    178,849
    Iluka Resources, Ltd.                                   34,011    315,974
    Imdex, Ltd.                                             46,977     48,118
    IMF Australia, Ltd.                                      1,965      3,931
    Incitec Pivot, Ltd.                                    233,981    702,071
    Independence Group NL                                   48,028    164,806
*   Infigen Energy, Ltd.                                    86,150     23,665
    Insurance Australia Group, Ltd.                        247,250  1,492,794
    Invocare, Ltd.                                          12,546    151,866
    IOOF Holdings, Ltd.                                     38,169    349,109
    Iress, Ltd.                                              8,789     76,215
    James Hardie Industries P.L.C.                          28,661    301,887
#   James Hardie Industries P.L.C. Sponsored ADR             1,236     64,828
    JB Hi-Fi, Ltd.                                           6,986    115,986
    Jetset Travelworld, Ltd.                                25,000     10,339
*   Kagara, Ltd.                                            60,876      7,573
    Kingsgate Consolidated, Ltd.                            34,084     76,805
    Kingsrose Mining, Ltd.                                  24,610     14,576
    Leighton Holdings, Ltd.                                  4,219     87,624
    Lend Lease Group                                        77,042    861,098
*   Linc Energy, Ltd.                                       53,155    106,036
    M2 Telecommunications Group, Ltd.                        4,476     26,155
    Macmahon Holdings, Ltd.                                196,207     36,558
    Macquarie Atlas Roads Group                             61,956    107,963
    Macquarie Group, Ltd.                                   46,295  1,883,360
    Matrix Composites & Engineering, Ltd.                    2,049      2,124
    MaxiTRANS Industries, Ltd.                              33,340     42,707
*   Mayne Pharma Group, Ltd.                                28,592     12,325
    McMillan Shakespeare, Ltd.                               5,584     88,364
    McPherson's, Ltd.                                        5,740     13,207
    Medusa Mining, Ltd.                                     19,289     65,699
    Melbourne IT, Ltd.                                      27,781     62,939
    Mermaid Marine Australia, Ltd.                          28,992    116,129
#*  Mesoblast, Ltd.                                          5,809     35,519
*   Metals X, Ltd.                                         100,801     12,013

                                     1342

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Metcash, Ltd.                                           163,339 $  693,131
    Miclyn Express Offshore, Ltd.                            13,731     27,911
    Mincor Resources NL                                      43,402     29,446
*   Mineral Deposits, Ltd.                                   26,123     81,317
    Mineral Resources, Ltd.                                  23,936    242,368
*   Mirabela Nickel, Ltd.                                   113,042     16,415
    Monadelphous Group, Ltd.                                  4,671    101,499
    Mortgage Choice, Ltd.                                    11,330     24,219
    Mount Gibson Iron, Ltd.                                 119,718     61,723
    Myer Holdings, Ltd.                                     149,079    496,519
    National Australia Bank, Ltd.                           139,628  4,927,177
    Navitas, Ltd.                                            20,111    112,864
*   Neon Energy, Ltd.                                       100,200     20,241
    New Hope Corp., Ltd.                                     32,366    125,619
    Newcrest Mining, Ltd.                                    50,187    879,196
*   Nexus Energy, Ltd.                                      252,869     34,098
    NIB Holdings, Ltd.                                       74,922    182,791
    Norfolk Group, Ltd.                                       4,633      2,164
*   Northern Iron, Ltd.                                       2,689        882
    Northern Star Resources, Ltd.                            38,476     27,267
    NRW Holdings, Ltd.                                       33,424     45,116
    Nufarm, Ltd.                                             46,222    201,572
    Oakton, Ltd.                                              1,390      1,814
    Oil Search, Ltd.                                         35,591    274,586
    Orica, Ltd.                                              15,629    370,615
    Origin Energy, Ltd.                                     156,941  2,009,218
    OrotonGroup, Ltd.                                         2,881     20,976
    OZ Minerals, Ltd.                                        73,491    329,399
    Pacific Brands, Ltd.                                    226,091    201,767
#*  Paladin Energy, Ltd.                                    209,906    165,107
    PanAust, Ltd.                                            63,960    154,499
    Panoramic Resources, Ltd.                                62,268     19,024
    Patties Foods, Ltd.                                       1,438      2,288
*   Peet, Ltd.                                               26,474     38,701
*   Perilya, Ltd.                                            49,865      7,771
    Perpetual, Ltd.                                           5,773    246,703
*   Perseus Mining, Ltd.                                     30,891     43,661
    Platinum Asset Management, Ltd.                          14,428     75,611
    PMP, Ltd.                                                73,062     18,465
    Premier Investments, Ltd.                                16,613    148,990
    Primary Health Care, Ltd.                               113,652    621,145
    Prime Aet&D Holdings No.1, Ltd                                4         --
    Prime Media Group, Ltd.                                  39,708     45,314
    PrimeAg Australia, Ltd.                                  14,476     13,431
    Programmed Maintenance Services, Ltd.                    22,341     55,831
*   Qantas Airways, Ltd.                                    260,289    512,973
    QBE Insurance Group, Ltd.                                94,225  1,307,744
*   Ramelius Resources, Ltd.                                 61,433     12,797
    Ramsay Health Care, Ltd.                                  7,819    259,640
    RCG Corp., Ltd.                                           4,861      3,103
    RCR Tomlinson, Ltd.                                      12,962     30,386
    REA Group, Ltd.                                           4,246    137,003

                                     1343

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
*   Red Fork Energy, Ltd.                                    28,290 $   20,277
    Redflex Holdings, Ltd.                                    4,333      4,731
    Reece Australia, Ltd.                                       591     14,255
*   Reed Resources, Ltd.                                     19,892      1,771
*   Regis Resources, Ltd.                                    16,161     63,815
    Reject Shop, Ltd. (The)                                   2,325     42,886
    Resolute Mining, Ltd.                                   154,687    153,852
    Retail Food Group, Ltd.                                   8,376     34,596
    Ridley Corp., Ltd.                                       50,890     44,904
    Rio Tinto, Ltd.                                          22,877  1,331,390
*   Roc Oil Co., Ltd.                                       153,350     72,500
    Ruralco Holdings, Ltd.                                    1,942      5,514
    SAI Global, Ltd.                                         42,097    153,840
    Salmat, Ltd.                                             11,000     23,153
*   Samson Oil & Gas, Ltd. Sponsored ADR                     12,700      6,605
    Santos, Ltd.                                            137,660  1,768,251
*   Saracen Mineral Holdings, Ltd.                          207,870     31,433
    Sedgman, Ltd.                                            11,987      9,204
    Seek, Ltd.                                               14,552    168,832
    Select Harvests, Ltd.                                     2,843     10,033
*   Senex Energy, Ltd.                                      118,157     83,855
    Servcorp, Ltd.                                            9,992     37,160
    Seven Group Holdings, Ltd.                               24,235    233,700
    Seven West Media, Ltd.                                   79,344    164,658
*   Shopping Centres Australasia Property Group               2,257      3,787
    Sigma Pharmaceuticals, Ltd.                             310,712    235,237
*   Silex Systems, Ltd.                                       6,346     17,898
*   Silver Lake Resources, Ltd.                              38,161     41,792
    Sims Metal Management, Ltd.                              35,514    356,262
    Sims Metal Management, Ltd. Sponsored ADR                 4,871     48,661
    Skilled Group, Ltd.                                      34,664    102,513
    SMS Management & Technology, Ltd.                        10,608     53,652
    Sonic Healthcare, Ltd.                                   39,191    538,621
    Southern Cross Media Group, Ltd.                        150,456    242,685
    SP AusNet                                               139,417    181,432
    Spark Infrastructure Group                              102,507    190,257
    Specialty Fashion Group, Ltd.                             8,094      9,821
*   St Barbara, Ltd.                                        138,569     86,709
*   Starpharma Holdings, Ltd.                                16,423     16,559
    STW Communications Group, Ltd.                           95,520    143,685
    Suncorp Group, Ltd.                                     168,236  2,265,851
*   Sundance Energy Australia, Ltd.                          32,377     31,266
    Sunland Group, Ltd.                                      21,844     33,080
    Super Retail Group, Ltd.                                 25,199    344,120
    Sydney Airport                                           27,320     98,022
    Tabcorp Holdings, Ltd.                                  172,863    618,779
*   Talon Petroleum, Ltd.                                     8,116        438
*   Tanami Gold NL                                           13,111      1,294
*   Tap Oil, Ltd.                                            49,618     29,099
    Tassal Group, Ltd.                                       24,227     53,977
    Tatts Group, Ltd.                                       319,752  1,084,346
    Telstra Corp., Ltd.                                      58,938    304,400

                                     1344

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- -----------
AUSTRALIA -- (Continued)
    Telstra Corp., Ltd. ADR                                    600 $    15,534
*   Ten Network Holdings, Ltd.                             413,470     132,936
*   TFS Corp., Ltd.                                         27,337      15,606
    Thorn Group, Ltd.                                        5,639      11,815
    Toll Holdings, Ltd.                                    164,390     972,524
    Tox Free Solutions, Ltd.                                21,710      73,822
    TPG Telecom, Ltd.                                       80,192     301,333
    Transfield Services, Ltd.                              110,789     183,638
*   Transpacific Industries Group, Ltd.                    229,501     230,528
    Transurban Group                                        47,671     337,239
    Treasury Wine Estates, Ltd.                            159,207     964,943
    Troy Resources, Ltd.                                    16,581      32,219
    Trust Co., Ltd. (The)                                    1,137       6,732
    UGL, Ltd.                                               37,198     388,247
    UXC, Ltd.                                               56,149      68,956
    Village Roadshow, Ltd.                                  11,447      61,690
*   Virgin Australia Holdings, Ltd.                        312,963     147,657
    Virgin Australia Holdings, Ltd. (B7L5734)              312,963       1,622
    Washington H Soul Pattinson & Co., Ltd.                  9,507     143,148
#*  Watpac, Ltd.                                            32,558      24,999
    WDS, Ltd.                                               33,762      16,311
    Webjet, Ltd.                                            13,416      60,976
    Wesfarmers, Ltd.                                        69,797   3,140,049
    Western Areas, Ltd.                                     12,096      34,756
    Westpac Banking Corp.                                  152,447   5,347,845
    Whitehaven Coal, Ltd.                                   30,345      61,425
    WHK Group, Ltd.                                         37,000      32,990
    Wide Bay Australia, Ltd.                                 1,410       8,189
    Woodside Petroleum, Ltd.                                21,230     828,261
    Woolworths, Ltd.                                        11,286     426,264
    WorleyParsons, Ltd.                                      5,578     131,873
                                                                   -----------
TOTAL AUSTRALIA                                                     82,506,050
                                                                   -----------
AUSTRIA -- (0.4%)
*   A-TEC Industries AG                                      3,557          --
    Agrana Beteiligungs AG                                     753     104,084
    Andritz AG                                               3,122     203,315
    Atrium European Real Estate, Ltd.                       24,278     145,192
    Austria Technologie & Systemtechnik AG                     770       6,510
    CA Immobilien Anlagen AG                                 5,017      70,632
*   Erste Group Bank AG                                     29,304     918,495
    EVN AG                                                   3,728      50,331
    Flughafen Wien AG                                        2,248     139,265
    IMMOFINANZ AG                                           85,673     350,308
*   Intercell AG                                             4,255       8,974
    Kapsch TrafficCom AG                                       655      32,154
    Lenzing AG                                                 871      72,102
    Mayr Melnhof Karton AG                                   1,048     112,791
    Oesterreichische Post AG                                 3,093     137,156
    OMV AG                                                  18,845     885,236
    Palfinger AG                                               452      13,384
    POLYTEC Holding AG                                       1,501      12,831

                                     1345

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRIA -- (Continued)
    Raiffeisen Bank International AG                        10,781 $  380,570
    RHI AG                                                   3,664    121,046
    S IMMO AG                                                4,858     30,361
    Schoeller-Bleckmann Oilfield Equipment AG                1,205    117,868
    Semperit AG Holding                                      1,560     60,976
    Strabag SE                                               2,456     56,596
    Telekom Austria AG                                      15,824    108,546
*   Uniqa Versicherungen AG                                  3,453     45,922
    Verbund AG                                               3,496     76,535
    Vienna Insurance Group AG Wiener Versicherung Gruppe     7,150    378,624
    Voestalpine AG                                          21,072    660,734
    Wienerberger AG                                         24,797    305,655
    Zumtobel AG                                              4,362     48,846
                                                                   ----------
TOTAL AUSTRIA                                                       5,655,039
                                                                   ----------
BELGIUM -- (0.9%)
*   Ablynx NV                                                6,382     53,838
    Ackermans & van Haaren NV                                6,496    552,690
    Ageas                                                   53,583  1,962,376
*   AGFA-Gevaert NV                                         63,356    114,122
    Anheuser-Busch InBev NV                                  5,871    564,030
    Anheuser-Busch InBev NV Sponsored ADR                   13,736  1,313,436
    Arseus NV                                                4,228    110,983
    Atenor Group                                                67      2,806
    Banque Nationale de Belgique                                39    141,468
    Barco NV                                                 3,113    277,198
    Belgacom SA                                             10,527    242,363
    Cie d'Entreprises CFE                                    2,275    138,489
    Cie Immobiliere de Belgique SA                             189      7,827
    Cie Maritime Belge SA                                    3,221     63,444
    Colruyt SA                                               2,370    119,701
    D'ieteren SA                                             5,520    254,300
*   Deceuninck NV                                           18,601     33,076
    Delhaize Group SA                                       14,909    932,906
    Delhaize Group SA Sponsored ADR                         11,639    727,554
    Econocom Group                                           8,136     61,278
    Elia System Operator SA                                  3,974    175,185
*   Euronav NV                                               5,837     23,398
    EVS Broadcast Equipment SA                               1,521    103,052
    Exmar NV                                                 8,774     83,736
*   Galapagos NV                                             6,113    159,781
*   Ion Beam Applications                                    6,562     52,295
    Jensen-Group NV                                            324      4,744
    KBC Groep NV                                            32,226  1,261,356
    Kinepolis Group NV                                       1,570    204,687
    Lotus Bakeries                                              19     16,250
    Melexis NV                                               2,127     43,231
    Mobistar SA                                              1,159     27,633
    NV Bekaert SA                                            6,548    210,979
    Nyrstar                                                 36,079    176,117
    Recticel SA                                              6,887     54,323
    Resilux                                                    348     29,419

                                     1346

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BELGIUM -- (Continued)
    Roularta Media Group NV                                   1,508 $    27,234
    Sioen Industries NV                                       4,172      37,610
    Sipef SA                                                  1,215      95,397
    Solvay SA                                                 9,078   1,330,037
    Telenet Group Holding NV                                    904      48,617
    Tessenderlo Chemie NV                                     6,750     190,840
*   ThromboGenics NV                                          2,876     140,849
    UCB SA                                                   15,172     895,425
    Umicore SA                                               21,431     993,245
    Van de Velde NV                                             560      25,304
                                                                    -----------
TOTAL BELGIUM                                                        14,084,629
                                                                    -----------
BRAZIL -- (2.4%)
    AES Tiete SA                                              7,000      64,481
    Aliansce Shopping Centers SA                             14,656     165,990
    All America Latina Logistica SA                          86,800     439,043
    Anhanguera Educacional Participacoes SA                  26,017     468,261
    Arezzo Industria e Comercio SA                            5,000     105,361
    Arteris SA                                               15,270     169,052
    Autometal SA                                              1,500      15,729
*   B2W Cia Global Do Varejo                                 10,800      61,321
    Banco Alfa de Investimento SA                            14,300      45,385
    Banco Bradesco SA                                        61,212   1,047,863
    Banco Bradesco SA ADR                                   151,693   2,516,592
    Banco do Brasil SA                                       74,801     943,261
    Banco Santander Brasil SA ADR                           102,545     760,884
    Bematech SA                                               6,000      24,141
    BM&FBovespa SA                                          246,373   1,707,956
    BR Malls Participacoes SA                                48,200     568,788
    Brasil Brokers Participacoes SA                          23,200      81,865
    Braskem SA Sponsored ADR                                  9,069     160,068
    BRF SA                                                    9,416     233,570
    BRF SA ADR                                               31,160     773,703
    Brookfield Incorporacoes SA                              87,670      96,401
    CCR SA                                                   21,200     207,682
*   CCX Carvao da Colombia SA                                 6,100      11,921
    Centrais Eletricas Brasileiras SA                         3,500       9,446
    CETIP SA - Mercados Organizados                           9,194     108,586
    Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR    7,747     430,423
    Cia de Bebidas das Americas ADR                          10,500     441,210
    Cia de Saneamento Basico do Estado de Sao Paulo ADR      25,800     368,940
    Cia de Saneamento de Minas Gerais-COPASA                 10,400     239,630
    Cia Energetica de Minas Gerais                            1,719      21,674
    Cia Energetica de Minas Gerais Sponsored ADR             10,140     130,096
    Cia Hering                                                9,177     186,682
    Cia Paranaense de Energia                                 1,200      16,914
    Cia Paranaense de Energia Sponsored ADR                   7,845     139,955
    Cia Providencia Industria e Comercio SA                   1,300       5,744
    Cia Siderurgica Nacional SA Sponsored ADR                31,622     126,488
    Cielo SA                                                  8,943     235,878
    Cosan SA Industria e Comercio                            29,400     693,139
    CPFL Energia SA                                           8,400      89,846

                                     1347

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
BRAZIL -- (Continued)
    Cremer SA                                                10,900 $ 69,625
    Cyrela Brazil Realty SA Empreendimentos e Participacoes 60,900 549,721 Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                             300    3,513
    Diagnosticos da America SA                               49,769  274,124
    Direcional Engenharia SA                                  9,504   75,053
    Duratex SA                                               47,124  354,240
    EcoRodovias Infraestrutura e Logistica SA                11,954  103,662
    EDP - Energias do Brasil SA                              51,600  314,900
    Embraer SA                                               44,200  385,721
    Embraer SA ADR                                           20,543  717,567
    Equatorial Energia SA                                    14,491  153,475
    Estacio Participacoes SA                                 13,584  322,227
    Eternit SA                                               24,972  119,197
    Even Construtora e Incorporadora SA                      43,300  202,784
    Ez Tec Empreendimentos e Participacoes SA                13,000  177,838
*   Fibria Celulose SA                                       10,683  113,625
*   Fibria Celulose SA Sponsored ADR                         45,289  484,139
    Fleury SA                                                 7,600   72,439
*   Gafisa SA                                                10,200   20,341
*   Gafisa SA ADR                                            54,377  215,877
*   General Shopping Brasil SA                                6,700   41,190
    Gerdau SA                                                25,700  175,851
    Gerdau SA Sponsored ADR                                  96,183  755,037
    Grendene SA                                              20,200  230,194
    Guararapes Confeccoes SA                                  1,200   62,497
    Helbor Empreendimentos SA                                35,575  176,030
*   Hypermarcas SA                                           71,798  573,451
    Iguatemi Empresa de Shopping Centers SA                  13,000  155,357
    International Meal Co. Holdings SA                        2,900   36,381
    Iochpe-Maxion SA                                         12,500  153,942
    Itau Unibanco Holding SA                                 13,673  231,602
    Itau Unibanco Holding SA ADR                             25,232  424,654
    JBS SA                                                  107,864  340,183
    JHSF Participacoes SA                                    23,200   84,532
    JSL SA                                                   14,000  111,958
    Kepler Weber SA                                           2,900   20,800
    Kroton Educacional SA                                    25,358  353,992
    Light SA                                                 14,507  144,798
    Localiza Rent a Car SA                                    6,900  122,533
*   Log-in Logistica Intermodal SA                            6,500   29,889
    Lojas Americanas SA                                      22,863  182,835
    Lojas Renner SA                                           8,000  303,726
    LPS Brasil Consultoria de Imoveis SA                      4,600   47,293
    M Dias Branco SA                                          6,316  282,472
    Magnesita Refratarios SA                                 23,138   83,150
    Mahle-Metal Leve SA Industria e Comercio                  6,900   94,770
*   Marfrig Alimentos SA                                     36,867  125,485
    Marisa Lojas SA                                           3,200   48,510
    Mills Estruturas e Servicos de Engenharia SA              8,457  138,981
    Minerva SA                                               15,200   86,000
*   MMX Mineracao e Metalicos SA                             77,983   91,596
    MRV Engenharia e Participacoes SA                        73,269  315,305

                                     1348

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BRAZIL -- (Continued)
    Multiplan Empreendimentos Imobiliarios SA                 9,675 $   276,166
    Multiplus SA                                              2,600      42,858
    Natura Cosmeticos SA                                      6,100     152,809
    Odontoprev SA                                            40,500     202,019
    Oi SA                                                    10,605      30,849
    Oi SA ADR (670851104)                                     2,918       8,258
#   Oi SA ADR (670851203)                                    71,973     172,015
*   OSX Brasil SA                                            15,000      23,016
*   Paranapanema SA                                          40,580     117,435
    PDG Realty SA Empreendimentos e Participacoes           208,547     235,570
    Petroleo Brasileiro SA ADR                               90,141   1,726,200
    Petroleo Brasileiro SA Sponsored ADR                    126,710   2,530,399
    Porto Seguro SA                                          28,377     352,027
*   Positivo Informatica SA                                   7,200      16,554
    Profarma Distribuidora de Produtos Farmaceuticos SA       3,400      37,284
    QGEP Participacoes SA                                    16,800      96,144
    Raia Drogasil SA                                         14,250     153,130
    Restoque Comercio e Confeccoes de Roupas SA               6,600      29,722
    Rodobens Negocios Imobiliarios SA                         4,000      29,289
    Rossi Residencial SA                                     88,154     148,484
    Santos Brasil Participacoes SA                            5,850      91,021
    Sao Martinho SA                                           9,800     137,834
    SLC Agricola SA                                          15,400     135,777
    Sonae Sierra Brasil SA                                    3,937      54,330
    Souza Cruz SA                                            10,600     162,755
*   Springs Global Participacoes SA                          24,200      43,907
    Sul America SA                                           45,097     336,972
    Tecnisa SA                                               24,255     108,864
    Tegma Gestao Logistica                                    3,550      47,694
    Telefonica Brasil SA                                      1,747      40,341
    Telefonica Brasil SA ADR                                 12,260     325,871
    Tempo Participacoes SA                                   15,600      27,056
    Tim Participacoes SA                                     12,200      51,038
    Tim Participacoes SA ADR                                  6,220     129,749
    Totvs SA                                                 17,500     329,314
    TPI - Triunfo Participacoes e Investimentos SA            4,800      27,326
    Tractebel Energia SA                                      4,500      80,092
    Transmissora Alianca de Energia Eletrica SA              18,354     211,634
    Ultrapar Participacoes SA Sponsored ADR                  28,612     763,082
*   Usinas Siderurgicas de Minas Gerais SA                   18,960      95,333
#   Vale SA Sponsored ADR (91912E105)                        78,960   1,349,426
    Vale SA Sponsored ADR (91912E204)                       104,605   1,700,877
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A                          10,175     188,726
*   Vanguarda Agro SA                                       451,906      85,830
*   Viver Incorporadora e Construtora SA                     45,423      14,076
    WEG SA                                                   22,128     292,865
                                                                    -----------
TOTAL BRAZIL                                                         37,881,049
                                                                    -----------
CANADA -- (6.8%)
#*  5N Plus, Inc.                                             7,800      14,478
    Aastra Technologies, Ltd.                                 1,700      31,892

                                     1349

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
    Absolute Software Corp.                                  6,980 $   45,312
*   Advantage Oil & Gas, Ltd.                               47,364    187,585
    Aecon Group, Inc.                                       17,400    214,164
*   AEterna Zentaris, Inc.                                     893      1,639
    AG Growth International, Inc.                            2,000     63,626
    AGF Management, Ltd. Class B                            19,800    226,016
    Agnico Eagle Mines, Ltd.                                12,524    404,269
    Agrium, Inc.                                            11,437  1,048,396
    Aimia, Inc.                                             38,180    602,573
*   Ainsworth Lumber Co., Ltd.                               7,780     30,118
*   Air Canada Class A                                       4,133     12,061
    Alacer Gold Corp.                                       21,380     64,090
    Alamos Gold, Inc.                                        9,100    127,090
    Alaris Royalty Corp.                                     1,025     27,419
*   Alexco Resource Corp.                                    8,500     17,296
    Algoma Central Corp.                                     3,600     50,385
    Algonquin Power & Utilities Corp.                       34,927    275,963
    Alimentation Couche Tard, Inc. Class B                  10,985    667,420
    Alliance Grain Traders, Inc.                             4,411     52,453
    AltaGas, Ltd.                                           12,693    472,972
*   Alterra Power Corp.                                     20,706      6,885
    Altus Group, Ltd.                                        4,600     38,446
    Amerigo Resources, Ltd.                                 42,500     25,311
    Amica Mature Lifestyles, Inc.                            2,600     23,743
*   Angle Energy, Inc.                                      13,695     41,869
*   Antrim Energy, Inc.                                     36,800      6,210
    ARC Resources, Ltd.                                     22,283    622,849
*   Argonaut Gold, Inc.                                     16,193    102,547
*   Arsenal Energy, Inc.                                    42,000     17,510
    Astral Media, Inc. Class A                              11,343    551,697
    Atco, Ltd. Class I                                       3,600    344,795
*   Atna Resources, Ltd.                                    15,567      9,580
*   Atrium Innovations, Inc.                                 6,300     77,480
*   ATS Automation Tooling Systems, Inc.                    19,657    198,433
*   Aura Minerals, Inc.                                      9,224      2,564
    AuRico Gold, Inc. (05155C105)                            4,588     23,720
    AuRico Gold, Inc. (2287317)                             62,337    320,518
*   Aurizon Mines, Ltd.                                     20,000     85,761
    AutoCanada, Inc.                                         2,911     65,302
*   B2Gold Corp.                                            35,500     89,151
    Badger Daylighting, Ltd.                                   600     26,336
#*  Ballard Power Systems, Inc.                             23,900     22,300
    Bank of Montreal                                        41,930  2,629,963
    Bank of Nova Scotia                                     42,381  2,443,707
*   Bankers Petroleum, Ltd.                                 45,014    112,596
    Barrick Gold Corp. (067901108)                          32,204    634,741
    Barrick Gold Corp. (2024644)                            29,995    591,296
*   Bauer Performance Sports, Ltd.                           2,900     33,362
    Baytex Energy Corp.                                      1,522     60,143
    BCE, Inc.                                               21,200    993,030
    Bell Aliant, Inc.                                        8,152    217,991
*   Bellatrix Exploration, Ltd.                             27,800    174,121

                                     1350

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
*   Birchcliff Energy, Ltd.                                 22,000 $  172,515
    Bird Construction, Inc.                                  2,700     35,028
    Black Diamond Group, Ltd.                                4,394     92,333
*   BlackPearl Resources, Inc.                              53,132    116,026
*   BNK Petroleum, Inc.                                     10,581      7,877
    Bombardier, Inc. Class A                                 7,100     28,049
    Bombardier, Inc. Class B                                54,332    215,721
    Bonavista Energy Corp.                                  38,756    613,587
    Bonterra Energy Corp.                                      800     39,260
*   Boralex, Inc. Class A                                    5,600     56,086
*   Brigus Gold Corp.                                       24,906     17,305
    Brookfield Asset Management, Inc. Class A                9,700    374,443
    Brookfield Office Properties, Inc.                      11,000    202,541
*   Brookfield Residential Properties, Inc.                  5,399    128,982
    CAE, Inc.                                               26,952    291,337
    Calfrac Well Services, Ltd.                              7,952    201,987
    Calian Technologies, Ltd.                                1,800     37,306
*   Calvalley Petroleums, Inc. Class A                       6,494     12,376
    Cameco Corp.                                            44,846    874,262
    Canaccord Financial, Inc.                               25,763    147,043
    Canada Bread Co., Ltd.                                     900     48,482
*   Canada Lithium Corp.                                    71,900     42,107
    Canadian Energy Services & Technology Corp.              2,100     25,785
    Canadian Imperial Bank of Commerce                      18,470  1,477,123
    Canadian National Railway Co.                            6,500    636,354
    Canadian Natural Resources, Ltd. (136385101)            35,602  1,044,563
    Canadian Natural Resources, Ltd. (2171573)              41,220  1,209,044
    Canadian Oil Sands, Ltd.                                10,508    206,416
    Canadian Pacific Railway, Ltd.                           9,072  1,130,657
    Canadian Tire Corp., Ltd. Class A                       10,643    783,871
    Canadian Utilities, Ltd. Class A                        10,340    851,052
    Canadian Western Bank                                   15,404    435,156
*   Canadian Zinc Corp.                                        679        266
*   Canam Group, Inc. Class A                                4,700     44,786
    CanElson Drilling, Inc.                                  3,800     17,200
#*  Canfor Corp.                                            19,304    403,153
    Canfor Pulp Products, Inc.                               8,120     76,328
    CanWel Building Materials Group, Ltd.                    2,800      6,781
    Canyon Services Group, Inc.                             13,500    140,568
    Capital Power Corp.                                     10,340    225,900
    Capstone Infrastructure Corp.                           14,438     58,901
#*  Capstone Mining Corp.                                   75,923    153,738
    Cascades, Inc.                                          21,687    105,911
    Cash Store Financial Services, Inc. (The)                2,500      7,469
*   Catamaran Corp.                                         12,320    711,355
    Cathedral Energy Services, Ltd.                          6,216     25,544
    CCL Industries, Inc. Class B                             5,735    358,405
*   Celestica, Inc.                                         43,600    376,515
    Cenovus Energy, Inc.                                    20,055    600,187
    Centerra Gold, Inc.                                     25,582    106,904
*   Cequence Energy, Ltd.                                   33,148     57,580
    Cervus Equipment Corp.                                     300      6,125

                                     1351

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
CANADA -- (Continued)
*   CGI Group, Inc. Class A                                  27,460 $869,496
*   China Gold International Resources Corp., Ltd.           36,717  104,234
*   Chinook Energy, Inc.                                      5,456    6,499
    Churchill Corp. Class A                                   4,006   29,266
    CI Financial Corp.                                        4,800  134,407
    Cineplex, Inc.                                            8,595  292,117
*   Claude Resources, Inc.                                   32,900    9,470
    CML HealthCare, Inc.                                      5,885   45,155
    Cogeco Cable, Inc.                                        4,000  178,034
    Cogeco, Inc.                                                630   26,921
    Colabor Group, Inc.                                       4,766   31,933
*   COM DEV International, Ltd.                              22,160   80,726
    Computer Modelling Group, Ltd.                            1,462   29,256
*   Connacher Oil and Gas, Ltd.                             111,132   13,458
    Constellation Software, Inc.                                500   68,242
    Contrans Group, Inc. Class A                              2,800   29,905
#*  Copper Mountain Mining Corp.                             24,100   48,322
    Corby Distilleries, Ltd. Class A                          1,600   32,303
*   Corridor Resources, Inc.                                  9,600    5,813
    Corus Entertainment, Inc. Class B                        16,562  406,714
    Cott Corp. (22163N106)                                    1,202   13,162
    Cott Corp. (2228952)                                     19,200  210,972
    Crescent Point Energy Corp.                              18,207  695,424
*   Crew Energy, Inc.                                        28,272  196,160
*   Crocotta Energy, Inc.                                     7,581   24,607
    Davis + Henderson Corp.                                  13,498  315,393
*   DeeThree Exploration, Ltd.                               11,400   88,715
*   Delphi Energy Corp.                                      23,300   30,760
#*  Denison Mines Corp.                                      78,945   97,952
*   Descartes Systems Group, Inc. (The)                       9,700   96,283
    Dollarama, Inc.                                           4,957  363,121
*   Dominion Diamond Corp.                                   18,900  299,601
    Dorel Industries, Inc. Class B                            7,913  341,670
#*  DragonWave, Inc.                                          9,100   17,885
*   Duluth Metals, Ltd.                                       2,700    4,315
#*  Dundee Precious Metals, Inc.                             21,002  134,670
    E-L Financial Corp., Ltd.                                   184   98,231
*   Eastern Platinum, Ltd.                                  156,800   14,008
    Eldorado Gold Corp. (284902103)                          13,404  106,160
    Eldorado Gold Corp. (2307873)                            39,568  313,025
*   Elgin Mining, Inc.                                        6,000    1,757
    Emera, Inc.                                               3,544  129,807
    Empire Co., Ltd.                                          7,212  490,369
    Enbridge Income Fund Holdings, Inc.                       5,283  130,050
    Enbridge, Inc.                                           15,701  747,140
#   Encana Corp.                                             45,510  838,871
*   Endeavour Silver Corp. (29258Y103)                        2,098   10,931
*   Endeavour Silver Corp. (2980003)                          2,400   12,531
    Enerflex, Ltd.                                            9,300  128,314
*   Energy Fuels, Inc.                                       87,315   11,267
    Enerplus Corp. (292766102)                               17,936  252,898
    Enerplus Corp. (B584T89)                                 24,562  346,689

                                     1352

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
    Enghouse Systems, Ltd.                                   2,022 $   46,042
    Ensign Energy Services, Inc.                            27,884    469,415
*   Epsilon Energy, Ltd.                                    14,800     61,994
    Equal Energy, Ltd.                                       2,755     10,255
    Equitable Group, Inc.                                    3,000    114,944
*   Essential Energy Services Trust                         22,949     47,153
*   Etrion Corp.                                             7,034      1,848
    Evertz Technologies, Ltd.                                4,665     72,467
*   Excellon Resources, Inc.                                28,500      9,618
    Exchange Income Corp.                                      857     23,291
    Exco Technologies, Ltd.                                  3,100     17,232
*   EXFO, Inc.                                               5,100     23,337
    Extendicare Inc/US                                       3,100     17,324
    Fairfax Financial Holdings, Ltd.                         2,830  1,135,287
    Finning International, Inc.                              8,156    176,000
    Firm Capital Mortgage Investment Corp.                     500      6,799
    First Capital Realty, Inc.                               9,200    177,708
#*  First Majestic Silver Corp.                             16,200    199,716
    First National Financial Corp.                             800     14,762
    First Quantum Minerals, Ltd.                            56,201    981,259
*   FirstService Corp.                                       2,200     72,784
    Fortis, Inc.                                             9,300    322,631
*   Fortress Paper, Ltd. Class A                             1,649     12,996
*   Fortuna Silver Mines, Inc.                              18,000     56,102
    Gamehost, Inc.                                           1,100     14,194
*   Genesis Land Development Corp.                          12,700     42,230
    Genivar, Inc.                                            8,595    213,286
    Genworth MI Canada, Inc.                                 8,307    206,552
    George Weston, Ltd.                                      5,911    455,360
    Gibson Energy, Inc.                                      5,200    135,491
    Gildan Activewear, Inc.                                 16,914    680,119
    Glacier Media, Inc.                                      1,400      2,293
    Glentel, Inc.                                              800     13,531
*   GLG Life Tech Corp.                                      2,421      1,586
    Gluskin Sheff + Associates, Inc.                           900     15,902
*   GLV, Inc. Class A                                        6,118     17,854
    GMP Capital, Inc.                                        9,669     51,443
    Goldcorp, Inc. (380956409)                              18,307    541,521
    Goldcorp, Inc. (2676302)                                32,117    950,646
#*  Golden Star Resources, Ltd.                             67,800     73,356
*   Gran Tierra Energy, Inc. (38500T101)                       444      2,455
*   Gran Tierra Energy, Inc. (B2PPCS5)                      63,253    351,597
    Granite REIT                                             5,901    234,004
*   Great Canadian Gaming Corp.                             11,000    102,526
*   Great Panther Silver, Ltd.                              14,400     14,294
    Great-West Lifeco, Inc.                                 14,700    399,218
*   Guyana Goldfields, Inc.                                 16,100     28,766
    Heroux-Devtek, Inc.                                      6,091     47,824
    HNZ Group, Inc.                                            700     15,286
    Home Capital Group, Inc.                                 4,100    235,228
    Horizon North Logistics, Inc.                           10,977     64,830
    HudBay Minerals, Inc. (B05BDX1)                         33,937    269,488

                                     1353

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
    HudBay Minerals, Inc. (443628102)                         1,920 $   15,283
    Husky Energy, Inc.                                       21,200    612,779
    IAMGOLD Corp. (450913108)                                35,221    189,137
    IAMGOLD Corp. (2446646)                                  39,526    212,254
    IBI Group, Inc.                                           1,981      9,045
    IGM Financial, Inc.                                       3,400    151,497
*   Imax Corp.                                                5,500    140,578
*   Imperial Metals Corp.                                     4,800     59,413
    Imperial Oil, Ltd. (453038408)                              900     35,883
    Imperial Oil, Ltd. (2454241)                              3,300    131,286
    Indigo Books & Music, Inc.                                1,800     20,529
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   24,089    889,962
    Innergex Renewable Energy, Inc.                          12,780    129,138
    Intact Financial Corp.                                   14,100    859,338
*   International Forest Products, Ltd. Class A              13,604    140,435
    International Minerals Corp.                              4,500     13,177
    Intertape Polymer Group, Inc.                            12,470    138,631
*   Ithaca Energy, Inc.                                      51,846     84,913
*   Ivanhoe Energy, Inc.                                     22,467     29,214
#*  Jaguar Mining, Inc.                                      19,700      8,995
    Jean Coutu Group PJC, Inc. (The) Class A                 14,900    247,729
    Just Energy Group, Inc.                                  17,846    119,747
    K-Bro Linen, Inc.                                         1,229     39,647
*   Katanga Mining, Ltd.                                     78,989     53,707
*   Kelt Exploration, Ltd.                                    5,900     43,044
    Keyera Corp.                                              2,500    156,162
    Killam Properties, Inc.                                   8,635    108,596
    Kinross Gold Corp. (496902404)                            7,412     40,321
    Kinross Gold Corp. (B03Z841)                            142,027    773,962
#*  Kirkland Lake Gold, Inc.                                  1,800      6,039
*   Lake Shore Gold Corp.                                    56,700     23,075
    Laurentian Bank of Canada                                 7,681    337,066
*   Legacy Oil + Gas, Inc.                                   27,634    145,926
    Leisureworld Senior Care Corp.                            5,009     64,089
    Leon's Furniture, Ltd.                                    4,744     62,911
    Linamar Corp.                                            14,854    351,648
    Liquor Stores N.A., Ltd.                                  6,618    117,126
#   Loblaw Cos., Ltd.                                        13,483    572,136
*   Long Run Exploration, Ltd.                               19,934     85,876
#*  Lundin Mining Corp.                                     119,436    469,469
    MacDonald Dettwiler & Associates, Ltd.                    5,145    371,633
    Magna International, Inc.                                34,872  2,097,616
*   Mainstreet Equity Corp.                                   1,610     51,618
    Major Drilling Group International                       14,924    111,547
    Manitoba Telecom Services, Inc.                           4,000    129,674
    Manulife Financial Corp.                                113,172  1,672,670
    Maple Leaf Foods, Inc.                                   15,875    209,891
*   Martinrea International, Inc.                            14,801    125,319
*   MBAC Fertilizer Corp.                                     7,558     16,805
*   MEG Energy Corp.                                          8,300    237,437
*   MEGA Brands, Inc.                                         4,100     59,723
    Melcor Developments, Ltd.                                   200      3,554

                                     1354

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
*   Mercator Minerals, Ltd.                                  15,420 $    4,286
    Methanex Corp.                                           18,500    784,108
    Metro, Inc.                                              12,975    879,897
#   Migao Corp.                                              14,924     19,554
#*  Mood Media Corp.                                          8,100      7,477
    Morneau Shepell, Inc.                                     7,575    100,078
    Mullen Group, Ltd.                                       14,345    311,263
    National Bank of Canada                                  18,272  1,381,123
    Nevsun Resources, Ltd. (64156L101)                       11,137     41,986
    Nevsun Resources, Ltd. (2631486)                         25,819     96,618
*   New Gold, Inc.                                           55,980    448,974
*   New Millennium Iron Corp.                                 7,500      6,626
    Newalta Corp.                                             9,085    125,077
    Niko Resources, Ltd.                                      6,443     42,593
*   Norbord, Inc.                                             3,790    126,402
    Nordion, Inc.                                            13,200     92,241
*   North American Energy Partners, Inc.                      3,938     15,870
#*  North American Palladium, Ltd.                           57,773     78,564
    North West Co., Inc. (The)                                3,129     78,951
    Northland Power, Inc.                                    14,085    273,325
*   NuVista Energy, Ltd.                                     24,307    176,611
*   OceanaGold Corp.                                         69,800    151,039
    Onex Corp.                                               13,600    678,346
*   Open Text Corp.                                           4,600    300,579
*   Orvana Minerals Corp.                                    32,351     24,405
#*  Osisko Mining Corp.                                      57,725    243,517
    Pacific Rubiales Energy Corp.                            24,929    527,055
*   Paladin Labs, Inc.                                          983     48,982
    Pan American Silver Corp. (697900108)                     4,962     65,498
    Pan American Silver Corp. (2669272)                      29,646    389,910
*   Paramount Resources, Ltd. Class A                         3,700    132,399
*   Parex Resources, Inc.                                    16,758     74,853
    Parkland Fuel Corp.                                       3,228     53,349
    Pason Systems, Inc.                                       2,400     41,094
*   Patheon, Inc.                                            13,643     59,856
    Pembina Pipeline Corp.                                   20,289    665,996
    Pengrowth Energy Corp.                                  116,488    594,321
    Penn West Petroleum, Ltd.                                67,814    626,006
#*  Perpetual Energy, Inc.                                   13,463     16,036
*   Petaquilla Minerals, Ltd.                                21,700      8,616
    PetroBakken Energy, Ltd.                                 40,686    347,312
*   Petrobank Energy & Resources, Ltd.                       19,410     13,101
    Petrominerales, Ltd.                                      9,918     54,736
    Peyto Exploration & Development Corp.                     4,163    119,834
    PHX Energy Services Corp.                                 2,917     27,391
    Poseidon Concepts Corp.                                   2,591        694
    Potash Corp. of Saskatchewan, Inc.                        6,500    273,562
    Precision Drilling Corp. (74022D308)                      1,701     13,778
    Precision Drilling Corp. (B5YPLH9)                       52,600    426,564
    Premium Brands Holdings Corp.                             3,200     59,556
*   Primero Mining Corp. (B4Z8FV2)                           16,300     96,268
*   Primero Mining Corp. (74164W106)                          1,100      6,512

                                     1355

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
#   Progressive Waste Solutions, Ltd.                       23,419 $  521,869
    Pulse Seismic, Inc.                                      7,388     22,953
*   Pure Technologies, Ltd.                                    800      4,169
    Quebecor, Inc. Class B                                   9,000    418,979
*   Questerre Energy Corp. Class A                          32,700     26,616
*   Ram Power Corp.                                         20,360      4,042
    Reitmans Canada, Ltd.                                    2,400     20,249
    Reitmans Canada, Ltd. Class A                            9,700     85,210
#*  Research In Motion, Ltd. (760975102)                    22,561    367,519
#*  Research In Motion, Ltd. (2117265)                      41,269    675,903
    Richelieu Hardware, Ltd.                                 2,868    112,875
*   Richmont Mines, Inc.                                     2,400      5,003
#   Ritchie Bros Auctioneers, Inc.                           4,100     83,021
*   RMP Energy, Inc.                                        24,200     92,481
    Rocky Mountain Dealerships, Inc.                         1,878     23,767
    Rogers Communications, Inc. Class B                      4,600    226,884
    Rogers Sugar, Inc.                                      15,130     94,164
    RONA, Inc.                                              27,468    286,281
    Royal Bank of Canada                                    55,774  3,364,875
    Russel Metals, Inc.                                     10,876    294,179
*   San Gold Corp.                                          24,300      4,703
*   Sandvine Corp.                                          27,400     55,755
*   Santonia Energy, Inc.                                   12,865     18,644
    Saputo, Inc.                                             4,200    216,243
    Savanna Energy Services Corp.                           20,622    144,310
#*  Scorpio Mining Corp.                                    21,755      9,933
    Sears Canada, Inc.                                         156      1,448
    Secure Energy Services, Inc.                            14,037    180,992
    SEMAFO, Inc.                                            38,679     73,331
    Shaw Communications, Inc. Class B                       10,510    239,316
    ShawCor, Ltd.                                           10,511    422,235
    Sherritt International Corp.                            75,703    353,924
    Shoppers Drug Mart Corp.                                16,220    726,434
*   Sierra Wireless, Inc.                                    7,200     79,615
*   Silver Standard Resources, Inc. (82823L106)              4,091     29,210
*   Silver Standard Resources, Inc. (2218458)               12,753     91,522
    Silver Wheaton Corp.                                     7,500    183,359
    SNC-Lavalin Group, Inc.                                  3,784    163,312
    Softchoice Corp.                                         2,308     45,842
*   Sonde Resources Corp.                                    8,700      9,327
*   Southern Pacific Resource Corp.                         85,097     55,749
*   SouthGobi Resources, Ltd.                               15,700     28,519
    Sprott Resource Corp.                                   25,617    109,593
    Sprott Resource Lending Corp.                            2,000      2,759
    Sprott, Inc.                                             1,097      3,495
    Spyglass Resources Corp.                                10,273     19,068
*   St Andrew Goldfields, Ltd.                               8,500      3,122
    Stantec, Inc.                                            8,271    353,680
    Stella-Jones, Inc.                                         500     40,424
    Strad Energy Services, Ltd.                                100        318
    Student Transportation, Inc.                             8,498     54,997
    Sun Life Financial, Inc.                                54,557  1,539,044

                                     1356

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
    Suncor Energy, Inc. (B3NB1P2)                           99,388 $3,098,692
    Suncor Energy, Inc. (867224107)                          7,695    239,699
*   SunOpta, Inc. (8676EP108)                                9,100     66,157
*   SunOpta, Inc. (2817510)                                  4,800     34,781
    Superior Plus Corp.                                     19,700    254,206
#*  Surge Energy, Inc.                                      17,894     54,173
    Talisman Energy, Inc. (87425E103)                       14,012    166,603
    Talisman Energy, Inc. (2068299)                         73,400    880,115
*   Taseko Mines, Ltd.                                      52,390    123,246
    Teck Resources, Ltd. Class A                               200      5,656
    Teck Resources, Ltd. Class B                            43,200  1,149,198
    TELUS Corp.                                             24,664    887,458
*   Tembec, Inc.                                             8,992     30,168
*   Teranga Gold Corp. (B4L8QT1)                            13,832     11,744
*   Teranga Gold Corp. (B5TDK82)                             7,980      6,970
*   Tethys Petroleum, Ltd.                                   4,500      3,618
#*  Thompson Creek Metals Co., Inc. (884768102)             11,912     35,617
#*  Thompson Creek Metals Co., Inc. (2439806)               29,340     87,660
    Thomson Reuters Corp.                                   24,281    813,424
    Tim Hortons, Inc.                                        5,075    274,945
*   Timmins Gold Corp.                                       5,200     12,284
#*  TORC Oil & Gas, Ltd.                                     7,049     11,895
    Toromont Industries, Ltd.                                9,571    210,905
    Toronto-Dominion Bank (The)                             55,000  4,508,859
    Torstar Corp. Class B                                   12,400     83,450
    Total Energy Services, Inc.                              4,900     67,995
*   Tourmaline Oil Corp.                                     8,926    354,134
    TransAlta Corp. (89346D107)                              4,022     59,164
    TransAlta Corp. (2901628)                               39,370    578,758
    TransCanada Corp.                                       42,811  2,122,171
    Transcontinental, Inc. Class A                          17,832    229,571
    TransForce, Inc.                                        11,700    230,876
*   TransGlobe Energy Corp. (893662106)                      1,119      8,862
*   TransGlobe Energy Corp. (2470548)                        8,400     66,536
    Trican Well Service, Ltd.                               34,889    455,744
    Trilogy Energy Corp.                                     2,800     81,850
    Trinidad Drilling, Ltd.                                 25,809    176,253
*   Turquoise Hill Resources, Ltd. (900435108)              26,325    185,065
*   Turquoise Hill Resources, Ltd. (B7WJ1F5)                25,721    181,269
    Twin Butte Energy, Ltd.                                 39,584     87,620
    Uni-Select, Inc.                                         2,996     61,559
*   Uranium One, Inc.                                       99,395    276,248
*   US Silver & Gold, Inc.                                  17,200     15,536
*   Valeant Pharmaceuticals International, Inc.             16,415  1,246,461
    Valener, Inc.                                            2,085     33,424
    Veresen, Inc.                                           17,520    234,423
*   Veris Gold Corp.                                         2,050      2,828
    Vermilion Energy, Inc.                                   2,600    133,426
    Vicwest, Inc.                                              200      2,186
    Wajax Corp.                                              1,947     66,636
*   Wesdome Gold Mines, Ltd.                                 7,360      3,945
    West Fraser Timber Co., Ltd.                             6,477    565,504

                                     1357

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
*   Western Forest Products, Inc.                            6,100 $      7,811
#*  Westport Innovations, Inc.                               7,700      240,221
    Whitecap Resources, Inc.                                31,461      322,897
    Wi-Lan, Inc.                                            21,733       85,858
    Winpak, Ltd.                                             6,400      119,049
    Yamana Gold, Inc. (2219279)                             80,800    1,000,125
    Yamana Gold, Inc. (98462Y100)                            8,700      107,010
    Zargon Oil & Gas, Ltd.                                   5,025       32,620
    ZCL Composites, Inc.                                       500        2,382
                                                                   ------------
TOTAL CANADA                                                        107,025,158
                                                                   ------------
CHILE -- (0.4%)
    AES Gener SA                                           175,156      127,197
    Aguas Andinas SA Class A                               284,336      226,406
    Banco de Chile ADR                                       1,977      184,671
    Banco de Credito e Inversiones                           4,718      338,597
    Banco Santander Chile                                1,227,899       81,999
    Banco Santander Chile ADR                                  842       22,420
    Banmedica SA                                            34,214       90,804
    Besalco SA                                              42,000       75,358
    CAP SA                                                   4,639      146,277
    Cencosud SA                                             81,417      459,787
    CFR Pharmaceuticals SA                                  94,863       24,474
    Cia Cervecerias Unidas SA ADR                            8,000      276,240
    Cia General de Electricidad SA                          23,772      143,859
*   Cia Sud Americana de Vapores SA                        120,818       10,775
    Colbun SA                                              415,803      128,021
    Corpbanca SA                                         7,730,415      105,874
    Corpbanca SA ADR                                         8,975      183,808
    Cristalerias de Chile SA                                 2,000       20,554
    E.CL SA                                                 36,601       76,396
    Embotelladora Andina SA Class B ADR                        315       12,868
    Empresa Nacional de Electricidad SA Sponsored ADR        5,400      287,874
    Empresas CMPC SA                                       111,810      413,100
    Empresas COPEC SA                                       31,554      452,255
    Empresas Hites SA                                       30,027       27,416
    Empresas Iansa SA                                    1,057,874       69,656
*   Empresas La Polar SA                                    88,819       35,663
    Enersis SA Sponsored ADR                                27,043      510,572
    ENTEL Chile SA                                          18,601      358,631
    Forus SA                                                 7,930       55,482
    Grupo Security SA                                      142,214       57,073
    Inversiones Aguas Metropolitanas SA                    113,565      241,116
*   Latam Airlines Group SA                                  9,810      201,030
    Latam Airlines Group SA Sponsored ADR                    2,900       60,030
    Masisa SA                                              512,877       46,828
    Molibdenos y Metales SA                                  1,797       31,861
    Multiexport Foods SA                                    68,000       18,337
    Parque Arauco SA                                        77,588      200,646
    PAZ Corp. SA                                            30,769       20,678
    Ripley Corp. SA                                        151,192      157,308
    SACI Falabella                                           8,570       97,992

                                     1358

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHILE -- (Continued)
    Salfacorp SA                                              22,708 $   42,431
    Sigdo Koppers SA                                          67,237    176,891
*   Sociedad Matriz SAAM SA                                  134,938     15,472
    Sociedad Quimica y Minera de Chile SA Sponsored ADR          800     39,592
    Socovesa SA                                              110,770     53,392
    Sonda SA                                                  79,082    273,710
    Vina Concha y Toro SA                                    106,813    208,661
    Vina Concha y Toro SA Sponsored ADR                          800     31,352
                                                                     ----------
TOTAL CHILE                                                           6,921,434
                                                                     ----------
CHINA -- (4.6%)
#   361 Degrees International, Ltd.                          173,000     46,237
    Agile Property Holdings, Ltd.                            340,000    440,789
    Agricultural Bank of China, Ltd. Class H               1,543,000    741,388
    Air China, Ltd. Class H                                  196,000    159,141
#   Ajisen China Holdings, Ltd.                               69,000     49,875
#*  Aluminum Corp. of China, Ltd. ADR                         15,900    153,435
*   Aluminum Corp. of China, Ltd. Class H                    192,000     73,541
    AMVIG Holdings, Ltd.                                     130,000     50,279
*   Angang Steel Co., Ltd. Class H                           272,000    160,493
    Anhui Conch Cement Co., Ltd. Class H                      61,500    223,279
    Anhui Expressway Co. Class H                             110,000     60,710
    Anhui Tianda Oil Pipe Co., Ltd.                           29,000      5,195
#   Anta Sports Products, Ltd.                               176,000    147,264
#   Anton Oilfield Services Group                            338,000    270,994
    Anxin-China Holdings, Ltd.                               424,000     89,304
    Asia Cement China Holdings Corp.                         143,500     79,692
*   Asia Energy Logistics Group, Ltd.                        550,000      5,171
    Asian Citrus Holdings, Ltd.                              236,000    100,250
*   AVIC International Holdings, Ltd.                         16,000      6,494
    AviChina Industry & Technology Co., Ltd. Class H         456,000    221,472
    Bank of China, Ltd. Class H                            5,459,800  2,558,103
    Bank of Communications Co., Ltd. Class H                 534,695    425,808
    Baofeng Modern International Holdings Co., Ltd.           30,000      3,327
    Baoye Group Co., Ltd. Class H                             53,040     41,824
*   BaWang International Group Holding, Ltd.                 284,000     16,506
    BBMG Corp. Class H                                       226,000    182,287
    Beijing Capital International Airport Co., Ltd.
      Class H                                                434,000    300,387
    Beijing Capital Land, Ltd. Class H                       358,000    131,040
    Beijing Enterprises Holdings, Ltd.                       117,500    878,913
    Beijing Enterprises Water Group, Ltd.                    579,000    176,430
    Beijing Jingkelong Co., Ltd. Class H                      38,000     13,970
    Beijing North Star Co., Ltd. Class H                     172,000     42,830
*   Beijing Properties Holdings, Ltd.                        486,000     29,480
    Belle International Holdings, Ltd.                       189,000    309,472
    Boer Power Holdings, Ltd.                                 43,000     29,402
#   Bosideng International Holdings, Ltd.                    398,000    105,202
*   Brilliance China Automotive Holdings, Ltd.               260,000    319,001
*   Byd Co., Ltd. Class H                                    102,000    366,497
    BYD Electronic International Co., Ltd.                   157,500     83,106
    C C Land Holdings, Ltd.                                  414,883    139,646
    Cecep Costin New Materials Grp, Ltd.                      28,000     11,770

                                     1359

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    Central China Real Estate, Ltd.                          203,696 $   69,784
*   CGN Mining Co., Ltd.                                      80,000      7,438
    Changshouhua Food Co., Ltd.                               34,000     22,290
#*  Chaoda Modern Agriculture Holdings, Ltd.                 547,200     27,360
    Chaowei Power Holdings, Ltd.                             103,000     48,425
*   Chigo Holding, Ltd.                                      822,000     23,356
    Chiho-Tiande Group, Ltd.                                  34,000     16,121
    China Aerospace International Holdings, Ltd.             590,000     63,208
    China Agri-Industries Holdings, Ltd.                     620,700    304,246
    China All Access Holdings, Ltd.                          170,000     52,477
    China Aoyuan Property Group, Ltd.                        301,000     69,143
    China Automation Group, Ltd.                             242,000     54,105
    China BlueChemical, Ltd.                                 376,000    230,194
    China CITIC Bank Corp., Ltd. Class H                   1,055,000    595,246
    China Coal Energy Co., Ltd. Class H                      566,000    436,918
    China Communications Construction Co., Ltd. Class H      655,000    629,507
    China Communications Services Corp., Ltd. Class H        528,000    386,120
    China Construction Bank Corp. Class H                  4,842,200  4,064,109
*   China COSCO Holdings Co., Ltd. Class H                   489,000    206,560
    China Datang Corp. Renewable Power Co., Ltd. Class H     369,000     86,774
    China Dongxiang Group Co.                                613,000    106,075
*   China Eastern Airlines Corp., Ltd. ADR                     1,626     33,414
*   China Eastern Airlines Corp., Ltd. Class H               106,000     42,586
*   China Energine International Holdings, Ltd.              316,000     14,283
    China Everbright International, Ltd.                     281,000    217,896
    China Everbright, Ltd.                                   224,000    355,309
*   China Fiber Optic Network System Group, Ltd.              56,000      8,173
    China Flooring Holding Co., Ltd.                          29,000      5,314
#   China Foods, Ltd.                                        148,000     75,604
    China Gas Holdings, Ltd.                                 248,000    244,088
    China Glass Holdings, Ltd.                               134,000     18,187
*   China Green Holdings, Ltd.                                84,000     11,679
    China Haidian Holdings, Ltd.                             450,000     49,925
#   China High Precision Automation Group, Ltd.              127,000     19,966
#*  China High Speed Transmission Equipment Group Co.,
      Ltd.                                                   208,000    100,733
    China Hongqiao Group, Ltd.                               438,000    254,896
*   China Household Holdings, Ltd.                           410,000     34,349
#*  China Huiyuan Juice Group, Ltd.                          179,500     80,759
*   China ITS Holdings Co., Ltd.                             291,000     62,761
    China Liansu Group Holdings, Ltd.                        112,000     63,964
    China Life Insurance Co., Ltd. ADR                         8,269    344,652
#   China Lilang, Ltd.                                        87,000     53,582
    China Longyuan Power Group Corp. Class H                 162,000    148,589
#   China Lumena New Materials Corp.                         752,000    164,254
    China Medical System Holdings, Ltd.                       60,000     59,004
    China Mengniu Dairy Co., Ltd.                             88,000    248,277
    China Merchants Bank Co., Ltd. Class H                   255,701    546,206
    China Merchants Holdings International Co., Ltd.         238,752    754,297
#   China Metal Recycling Holdings, Ltd.                      89,400    108,637
*   China Mining Resources Group, Ltd.                     1,150,000      8,892
    China Minsheng Banking Corp., Ltd. Class H               560,500    719,627
*   China Mobile Games & Entertainment Group, Ltd. ADR           339      3,793

                                     1360

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CHINA -- (Continued)
    China Mobile, Ltd.                                        8,000 $   88,041
    China Mobile, Ltd. Sponsored ADR                         45,500  2,513,420
*   China Modern Dairy Holdings, Ltd.                       270,000     93,721
    China Molybdenum Co., Ltd. Class H                      247,000     95,759
    China National Building Material Co., Ltd. Class H      494,000    585,483
    China National Materials Co., Ltd.                      224,000     55,587
#*  China New Town Development Co., Ltd.                    241,383     19,037
    China Nickel Resources Holdings Co., Ltd.                54,000      3,143
*   China Oil & Gas Group, Ltd.                             640,000    117,388
    China Oilfield Services, Ltd. Class H                   126,000    249,100
#   China Overseas Grand Oceans Group, Ltd.                  56,250     88,669
    China Overseas Land & Investment, Ltd.                  284,827    871,486
    China Pacific Insurance Group Co., Ltd. Class H         111,200    400,073
    China Petroleum & Chemical Corp. ADR                     11,285  1,247,670
    China Petroleum & Chemical Corp. Class H                298,000    328,862
#   China Power International Development, Ltd.             271,000     97,944
*   China Power New Energy Development Co., Ltd.            960,000     54,507
#*  China Precious Metal Resources Holdings Co., Ltd.       644,000    109,545
*   China Properties Group, Ltd.                            173,000     42,776
    China Qinfa Group, Ltd.                                 116,000     12,439
    China Railway Construction Corp., Ltd. Class H          301,000    304,298
    China Railway Group, Ltd. Class H                       112,000     59,119
    China Rare Earth Holdings, Ltd.                         260,000     40,645
    China Resources Cement Holdings, Ltd.                   262,000    151,685
#   China Resources Enterprise, Ltd.                        224,000    769,023
    China Resources Gas Group, Ltd.                          46,000    129,157
    China Resources Land, Ltd.                              232,000    701,679
#   China Resources Power Holdings Co., Ltd.                122,000    401,039
#   China Rongsheng Heavy Industries Group Holdings, Ltd.   752,000    108,749
*   China Ruifeng Galaxy Renewable Energy Holdings, Ltd.     56,000     11,768
    China Sanjiang Fine Chemicals Co., Ltd.                 109,000     53,028
    China SCE Property Holdings, Ltd.                       303,000     76,166
    China Shanshui Cement Group, Ltd.                       376,000    213,234
    China Shenhua Energy Co., Ltd. Class H                   82,116    291,172
    China Shineway Pharmaceutical Group, Ltd.                58,000    103,317
*   China Shipping Container Lines Co., Ltd. Class H        943,000    225,608
#   China Shipping Development Co., Ltd. Class H            453,752    194,697
#   China Singyes Solar Technologies Holdings, Ltd.          60,000     52,413
#   China South City Holdings, Ltd.                         340,000     58,335
    China Southern Airlines Co., Ltd. Class H               272,000    143,819
    China Southern Airlines Co., Ltd. Sponsored ADR           3,231     86,106
    China Starch Holdings, Ltd.                             120,000      3,283
    China State Construction International Holdings, Ltd.   137,600    200,751
    China Suntien Green Energy Corp., Ltd. Class H          193,000     55,769
    China Taifeng Beddings Holdings, Ltd.                    44,000     11,079
*   China Taiping Insurance Holdings Co., Ltd.              134,600    228,929
    China Telecom Corp., Ltd. ADR                             3,152    162,328
    China Tianyi Holdings, Ltd.                             136,000     17,748
    China Tontine Wines Group, Ltd.                         266,000     15,457
    China Travel International Inv HK                       714,108    145,627
    China Unicom Hong Kong, Ltd. ADR                         69,402  1,001,471
    China Vanadium Titano - Magnetite Mining Co., Ltd.      296,000     70,689

                                     1361

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
CHINA -- (Continued)
    China Water Affairs Group, Ltd.                           310,000 $ 93,213
    China WindPower Group, Ltd.                               730,000   28,252
    China Wireless Technologies, Ltd.                         248,000   99,345
#   China XLX Fertiliser, Ltd.                                 83,000   24,595
#*  China Yurun Food Group, Ltd.                              345,000  205,854
*   China ZhengTong Auto Services Holdings, Ltd.              199,000  123,252
*   China Zhongwang Holdings, Ltd.                            339,600  113,035
*   Chinasoft International, Ltd.                             170,000   42,016
*   Chinese People Holdings Co., Ltd.                         318,000    7,499
*   Chongqing Iron & Steel Co., Ltd. Class H                  196,000   28,379
    Chongqing Machinery & Electric Co., Ltd. Class H          327,925   43,648
    Chongqing Rural Commercial Bank Class H                   541,000  295,072
    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
      Ltd.                                                     67,000   32,810
    CIMC Enric Holdings, Ltd.                                  70,000   75,926
*   Citic 21CN Co., Ltd.                                       30,000    1,662
    CITIC Dameng Holdings, Ltd.                                56,000    4,779
#   CITIC Pacific, Ltd.                                       294,000  357,249
*   CITIC Resources Holdings, Ltd.                            922,000  116,648
    CNOOC, Ltd. ADR                                             4,300  805,562
*   Coastal Greenland, Ltd.                                    82,000    5,050
#   Comba Telecom Systems Holdings, Ltd.                      236,267   80,917
*   Comtec Solar Systems Group, Ltd.                            6,000    1,196
    COSCO Pacific, Ltd.                                       394,914  524,645
*   Country Garden Holdings Co., Ltd.                         941,050  534,372
    CP Pokphand Co., Ltd.                                     568,000   60,821
#   CPMC Holdings, Ltd.                                       118,000   92,894
#*  CSPC Pharmaceutical Group, Ltd.                           392,000  189,444
    CSR Corp., Ltd.                                            66,000   43,404
    DaChan Food Asia, Ltd.                                    128,000   16,158
#   Dah Chong Hong Holdings, Ltd.                             135,000  124,612
    Dalian Port PDA Co., Ltd. Class H                         254,000   55,407
#   Daphne International Holdings, Ltd.                       152,000  158,290
    Datang International Power Generation Co., Ltd. Class H   316,000  138,518
    Dawnrays Pharmaceutical Holdings, Ltd.                     56,000   16,896
#   DBA Telecommunication Asia Holdings, Ltd.                  72,000   43,299
    Digital China Holdings, Ltd.                              154,000  194,429
    Dongfang Electric Corp., Ltd. Class H                      30,400   42,795
    Dongfeng Motor Group Co., Ltd. Class H                    270,000  404,772
    Dongyue Group                                             325,000  182,596
#*  Dynasty Fine Wines Group, Ltd.                            114,000   21,154
    ENN Energy Holdings, Ltd.                                  66,000  382,537
    EVA Precision Industrial Holdings, Ltd.                   284,000   49,173
#   Evergrande Real Estate Group, Ltd.                      1,495,000  613,633
    Evergreen International Holdings, Ltd.                     96,000   18,588
    Fantasia Holdings Group Co., Ltd.                         396,000   61,849
*   First Tractor Co., Ltd. Class H                            64,000   47,596
    Fosun International, Ltd.                                 342,500  244,126
    Franshion Properties China, Ltd.                          814,000  278,104
#   Fufeng Group, Ltd.                                        201,600   72,617
#   GCL-Poly Energy Holdings, Ltd.                          1,791,000  363,962
    Geely Automobile Holdings, Ltd.                           710,000  358,818
    Global Bio-Chem Technology Group Co., Ltd.                500,000   43,220

                                     1362

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
*   Glorious Property Holdings, Ltd.                         667,000 $  104,082
#   Golden Eagle Retail Group, Ltd.                           41,000     71,935
    Golden Meditech Holdings, Ltd.                           312,000     36,617
    Goldlion Holdings, Ltd.                                   79,000     41,774
#*  GOME Electrical Appliances Holding, Ltd.               2,312,060    232,872
    Goodbaby International Holdings, Ltd.                    141,000     68,264
    Great Wall Motor Co., Ltd. Class H                       135,000    586,572
    Great Wall Technology Co., Ltd. Class H                   86,000     15,634
#   Greatview Aseptic Packaging Co., Ltd.                     30,000     17,878
*   Greentown China Holdings, Ltd.                           141,500    275,534
    Guangdong Investment, Ltd.                               316,000    304,721
    Guangshen Railway Co., Ltd. Sponsored ADR                  6,099    152,414
    Guangzhou Automobile Group Co., Ltd. Class H             548,259    451,897
*   Guangzhou Pharmaceutical Co., Ltd. Class H                50,000    163,495
    Guangzhou R&F Properties Co., Ltd.                       207,200    375,992
*   Guangzhou Shipyard International Co., Ltd. Class H        57,200     50,740
*   Haier Electronics Group Co., Ltd.                        127,000    227,066
    Hainan Meilan International Airport Co., Ltd. Class H     27,000     23,272
    Haitian International Holdings, Ltd.                      50,000     85,721
#*  Hanergy Solar Group, Ltd.                              1,966,000    142,111
*   Hanfeng Evergreen, Inc.                                    6,300      8,880
    Harbin Electric Co., Ltd. Class H                        216,236    166,503
*   Heng Tai Consumables Group, Ltd.                         644,962     13,560
    Hengan International Group Co., Ltd.                      25,000    259,441
#   Hengdeli Holdings, Ltd.                                  434,000    127,293
#*  Hi Sun Technology China, Ltd.                            279,000     32,512
#   Hidili Industry International Development, Ltd.          268,000     60,640
    Hilong Holding, Ltd.                                      44,000     18,029
#   HKC Holdings, Ltd.                                       799,477     26,798
    Honghua Group, Ltd.                                      185,000     90,667
#   Hopewell Highway Infrastructure, Ltd.                    180,300     89,051
*   Hopson Development Holdings, Ltd.                        154,000    258,571
    Hua Han Bio-Pharmaceutical Holdings, Ltd.                524,928    170,025
#   Huabao International Holdings, Ltd.                      365,000    167,710
*   Huadian Power International Co. Class H                  164,000     90,109
    Huaneng Power International, Inc. Sponsored ADR            3,000    139,200
*   Huaneng Renewables Corp., Ltd. Class H                   306,000    104,354
*   Hunan Nonferrous Metal Corp., Ltd. Class H               300,000     86,366
*   Huscoke Resources Holdings, Ltd.                         568,000      7,348
    Hutchison Harbour Ring, Ltd.                             440,000     35,740
    Industrial & Commercial Bank of China, Ltd. Class H    4,661,460  3,285,885
    Inspur International, Ltd.                               465,000     17,997
*   Interchina Holdings Co.                                  974,000     54,625
    Intime Department Store Group Co., Ltd.                   95,000    112,395
*   JES International Holdings, Ltd.                          80,000     10,876
    Jiangsu Expressway Co., Ltd. Class H                     108,000    118,755
    Jiangxi Copper Co., Ltd. Class H                         125,000    244,639
*   Jinchuan Group International Resources Co., Ltd.          47,000      8,615
    Jingwei Textile Machinery Class H                         28,000     18,509
#   Ju Teng International Holdings, Ltd.                     182,000    118,692
*   Kai Yuan Holdings, Ltd.                                1,980,000     50,797
*   Kaisa Group Holdings, Ltd.                               384,000    120,883

                                     1363

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
*   Kasen International Holdings, Ltd.                        30,000 $    6,613
    Kingboard Chemical Holdings, Ltd.                        132,500    361,702
#   Kingboard Laminates Holdings, Ltd.                       217,000     97,426
*   Kingdee International Software Group Co., Ltd.           315,600     51,774
    Kingsoft Corp., Ltd.                                     210,000    242,044
    Kingway Brewery Holdings, Ltd.                           208,000     82,868
    Kunlun Energy Co., Ltd.                                  106,000    208,283
    KWG Property Holding, Ltd.                               266,900    184,546
    Lai Fung Holdings, Ltd.                                1,378,000     34,075
    Le Saunda Holdings, Ltd.                                 126,000     39,168
    Lee & Man Chemical Co., Ltd.                              48,300     22,438
    Lee & Man Paper Manufacturing, Ltd.                      328,600    245,106
    Lenovo Group, Ltd.                                       424,000    388,414
#*  Li Ning Co., Ltd.                                        212,500    117,448
    Lianhua Supermarket Holdings Co., Ltd. Class H            50,400     30,614
    Lijun International Pharmaceutical Holding, Ltd.         294,000     92,290
    Lingbao Gold Co., Ltd. Class H                           100,000     29,612
    Longfor Properties Co., Ltd.                             129,500    216,325
#   Lonking Holdings, Ltd.                                   416,000     79,070
*   Loudong General Nice Resources China Holdings, Ltd.      507,600     34,835
*   Maanshan Iron & Steel Class H                            538,000    133,079
    Maoye International Holdings, Ltd.                       311,000     66,725
*   Metallurgical Corp. of China, Ltd. Class H               783,000    159,816
    Microport Scientific Corp.                                56,000     35,687
#   MIE Holdings Corp.                                       304,000     70,708
    MIN XIN Holdings, Ltd.                                    34,000     18,747
    Mingfa Group International Co., Ltd.                     228,000     70,432
    Minmetals Land, Ltd.                                     268,000     38,432
    Minth Group, Ltd.                                        144,000    258,821
*   MMG, Ltd.                                                372,000    111,575
*   Nan Hai Corp., Ltd.                                    5,150,000     21,258
    New World China Land, Ltd.                               637,800    281,646
#   New World Department Store China, Ltd.                    78,000     40,246
#   Nine Dragons Paper Holdings, Ltd.                        343,000    298,840
*   North Mining Shares Co., Ltd.                            980,000     48,041
    NVC Lighting Holdings, Ltd.                              239,000     58,562
    O-Net Communications Group, Ltd.                          22,000      4,971
    Overseas Chinese Town Asia Holdings, Ltd.                 28,000     14,413
    Pacific Online, Ltd.                                      18,000      7,186
    Parkson Retail Group, Ltd.                               193,500    105,559
*   PAX Global Technology, Ltd.                               44,000      9,070
    PCD Stores Group, Ltd.                                   622,000     93,879
    Peak Sport Products Co., Ltd.                            152,000     27,285
    PetroChina Co., Ltd. ADR                                   9,000  1,150,740
    PetroChina Co., Ltd. Class H                             168,000    214,138
#   Phoenix Satellite Television Holdings, Ltd.              144,000     54,682
    PICC Property & Casualty Co., Ltd. Class H               174,000    223,895
    Ping An Insurance Group Co. of China, Ltd. Class H        31,000    245,843
*   Poly Property Group Co., Ltd.                            482,000    337,568
    Ports Design, Ltd.                                        89,500     70,338
*   Pou Sheng International Holdings, Ltd.                   463,000     26,881
    Powerlong Real Estate Holdings, Ltd.                     259,000     62,012

                                     1364

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
CHINA -- (Continued)
*   Prosperity International Holdings HK, Ltd.                320,000 $ 12,390
    Qunxing Paper Holdings Co., Ltd.                          147,174   38,308
*   Real Gold Mining, Ltd.                                     19,000    3,428
    Real Nutriceutical Group, Ltd.                            205,000   54,565
    Regent Manner International Holdings, Ltd.                223,000   41,848
*   Renhe Commercial Holdings Co., Ltd.                     2,632,000  166,368
    REXLot Holdings, Ltd.                                   2,050,000  169,324
*   Richly Field China Development, Ltd.                      200,000       --
    Road King Infrastructure, Ltd.                             71,000   67,327
    Samson Holding, Ltd.                                      191,000   35,253
#   Sany Heavy Equipment International Holdings Co., Ltd.     240,000   96,710
    Sateri Holdings, Ltd.                                     194,000   45,710
*   Semiconductor Manufacturing International Corp.         6,293,000  466,541
    Shandong Chenming Paper Holdings, Ltd. Class H             60,500   23,516
    Shandong Molong Petroleum Machinery Co., Ltd. Class H      85,600   30,891
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H    72,000   69,358
    Shanghai Electric Group Co., Ltd. Class H                 456,000  159,674
*   Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H       6,000   10,809
    Shanghai Industrial Holdings, Ltd.                        123,000  390,810
*   Shanghai Industrial Urban Development Group, Ltd.         512,000  103,587
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                            298,000   47,652
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H        158,200  326,261
    Shanghai Prime Machinery Co., Ltd. Class H                 82,000    9,833
*   Shanghai Zendai Property, Ltd.                          1,505,000   29,138
    Shengli Oil & Gas Pipe Holdings, Ltd.                     262,500   27,738
    Shenguan Holdings Group, Ltd.                             100,000   50,783
    Shenzhen Expressway Co., Ltd. Class H                     100,000   41,148
    Shenzhen International Holdings, Ltd.                   2,187,500  285,147
    Shenzhen Investment, Ltd.                                 606,391  254,838
    Shenzhou International Group Holdings, Ltd.                78,000  228,652
    Shimao Property Holdings, Ltd.                            332,500  718,450
#*  Shougang Concord International Enterprises Co., Ltd.      924,000   47,844
#   Shougang Fushan Resources Group, Ltd.                     742,000  290,351
    Shui On Land, Ltd.                                        658,618  218,357
    Sichuan Expressway Co., Ltd. Class H                      204,000   62,634
#   Sihuan Pharmaceutical Holdings Group, Ltd.                358,000  201,155
    Sino Biopharmaceutical                                    583,999  402,974
#*  Sino Oil And Gas Holdings, Ltd.                         3,690,000   73,675
    Sino-Ocean Land Holdings, Ltd.                            779,832  514,799
    Sinofert Holdings, Ltd.                                   628,000  136,389
    SinoMedia Holding, Ltd.                                   111,276   61,913
    Sinopec Kantons Holdings, Ltd.                            108,000   97,886
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR      3,300  112,266
    Sinopec Yizheng Chemical Fibre Co., Ltd. Class H          344,000   77,274
    Sinopharm Group Co., Ltd. Class H                          67,600  201,449
*   Sinopoly Battery, Ltd.                                    100,000    4,069
    Sinotrans Shipping, Ltd.                                  314,500   77,931
    Sinotrans, Ltd. Class H                                   441,000   93,899
    Sinotruk Hong Kong, Ltd.                                  145,500   81,305
    SITC International Holdings Co., Ltd.                     197,000   72,195
    Skyworth Digital Holdings, Ltd.                           463,824  383,734
    SOHO China, Ltd.                                          457,500  395,322

                                     1365

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
CHINA -- (Continued)
    Sparkle Roll Group, Ltd.                                   312,000 $ 27,382
*   SPG Land Holdings, Ltd.                                     14,350    7,064
    Springland International Holdings, Ltd.                     82,000   42,712
*   SRE Group, Ltd.                                          1,064,285   39,776
#   Sunac China Holdings, Ltd.                                 250,000  201,711
    TCC International Holdings, Ltd.                           482,000  137,648
    TCL Communication Technology Holdings, Ltd.                135,000   54,430
    TCL Multimedia Technology Holdings, Ltd.                   208,000  188,737
*   Tech Pro Technology Development, Ltd.                       62,000   23,167
    Tencent Holdings, Ltd.                                      17,500  603,266
    Texhong Textile Group, Ltd.                                 92,000  106,824
    Tian An China Investment                                    67,000   47,284
    Tian Shan Development Holdings, Ltd.                        24,000    7,049
    Tiangong International Co., Ltd.                           270,000   76,351
    Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                              96,000   33,942
*   Tianjin Development Hldgs, Ltd.                            110,000   73,613
#   Tianjin Port Development Holdings, Ltd.                    590,000   84,532
    Tianneng Power International, Ltd.                         112,000   70,999
    Tingyi Cayman Islands Holding Corp.                         50,000  138,660
    Tomson Group, Ltd.                                          98,360   26,526
    Tong Ren Tang Technologies Co., Ltd. Class H                17,000   56,660
    Towngas China Co., Ltd.                                    134,000  129,046
    TPV Technology, Ltd.                                       162,000   41,970
    Travelsky Technology, Ltd. Class H                         218,471  139,119
    Truly International Holdings                               308,000  164,608
    Tsingtao Brewery Co., Ltd. Class H                          24,000  160,828
    Uni-President China Holdings, Ltd.                         131,000  142,603
#*  United Energy Group, Ltd.                                  472,000   73,021
#   Vinda International Holdings, Ltd.                         100,000  130,920
    VODone, Ltd.                                               679,800   50,895
    Want Want China Holdings, Ltd.                              32,000   50,835
    Wasion Group Holdings, Ltd.                                 84,000   47,125
    Weichai Power Co., Ltd. Class H                             30,720  107,509
    Weiqiao Textile Co. Class H                                116,000   63,893
    Welling Holding, Ltd.                                      328,400   73,660
    West China Cement, Ltd.                                    620,000  109,779
#   Winsway Coking Coal Holdings, Ltd.                         243,000   22,945
    Wumart Stores, Inc. Class H                                 24,000   42,068
    Xiamen International Port Co., Ltd. Class H                330,000   44,247
#   Xingda International Holdings, Ltd.                        176,000   67,496
    Xinjiang Goldwind Science & Technology Co., Ltd. Class H   139,800   84,618
    Xinjiang Xinxin Mining Industry Co., Ltd. Class H          144,000   26,610
    XTEP International Holdings                                157,000   65,883
*   Yanchang Petroleum International, Ltd.                   1,020,000   59,267
    Yangzijiang Shipbuilding Holdings, Ltd.                     84,000   65,045
*   Yanlord Land Group, Ltd.                                    71,000   81,558
    Yanzhou Coal Mining Co., Ltd. Sponsored ADR                 18,500  194,435
    Yashili International Holdings, Ltd.                       120,000   44,910
    Yingde Gases Group Co., Ltd.                                94,500   91,129
#   Yip's Chemical Holdings, Ltd.                               96,000  104,623
    Youyuan International Holdings, Ltd.                        31,000    8,582
    Yuanda China Holdings, Ltd.                                466,000   43,334

                                     1366

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                        --------- -----------
CHINA -- (Continued)
    Yuexiu Property Co., Ltd.                           1,245,200 $   369,142
    Yuexiu Transport Infrastructure, Ltd.                 126,639      64,842
#   Yuzhou Properties Co.                                 130,000      33,134
    Zhaojin Mining Industry Co., Ltd.                      50,000      55,902
    Zhejiang Expressway Co., Ltd. Class H                 136,000     106,939
*   Zhong An Real Estate, Ltd.                             84,000      12,365
    Zhongsheng Group Holdings, Ltd.                        77,500     106,840
    Zhuzhou CSR Times Electric Co., Ltd. Class H           35,000      96,571
    Zijin Mining Group Co., Ltd. Class H                  267,000      79,199
    Zoomlion Heavy Industry Science and Technology
      Co., Ltd.                                           120,400     121,003
    ZTE Corp. Class H                                     106,504     180,031
                                                                  -----------
TOTAL CHINA                                                        72,620,804
                                                                  -----------
COLOMBIA -- (0.1%)
    Banco de Bogota SA                                      1,238      42,734
    Bancolombia SA                                         13,890     228,318
    Bancolombia SA Sponsored ADR                            4,755     322,246
    Ecopetrol SA Sponsored ADR                             10,314     490,637
    Empresa de Energia de Bogota SA                        21,987      16,444
*   Empresa de Telecomunicaciones de Bogota                40,000       8,668
    Grupo Aval Acciones y Valores                          50,031      34,677
    Interconexion Electrica SA ESP                          8,517      39,200
    Isagen SA ESP                                          74,180     103,238
*   Platino Energy Corp.                                    4,900       6,907
                                                                  -----------
TOTAL COLOMBIA                                                      1,293,069
                                                                  -----------
CZECH REPUBLIC -- (0.1%)
    CEZ A.S.                                                8,805     255,444
    Komercni Banka A.S.                                     2,475     473,926
    Pegas Nonwovens SA                                      2,000      53,017
    Philip Morris CR A.S.                                     100      57,007
    Telefonica Czech Republic A.S.                         15,500     224,247
*   Unipetrol A.S.                                         11,278      99,006
                                                                  -----------
TOTAL CZECH REPUBLIC                                                1,162,647
                                                                  -----------
DENMARK -- (0.8%)
    ALK-Abello A.S.                                         1,380     101,787
*   Alm Brand A.S.                                         26,595      95,878
    Amagerbanken A.S.                                      90,366          --
    Ambu A.S. Class B                                       1,208      42,750
    AP Moeller - Maersk A.S. Class A                           41     280,628
    AP Moeller - Maersk A.S. Class B                          103     733,463
*   Auriga Industries Class B                               4,609     120,042
*   Bang & Olufsen A.S.                                     7,131      59,536
*   Bavarian Nordic A.S.                                    9,044     109,583
    Carlsberg A.S. Class B                                  8,223     764,479
    Chr Hansen Holding A.S.                                 7,436     268,339
    Coloplast A.S. Class B                                  4,082     222,133
    D/S Norden A.S.                                         5,991     185,446
*   Danske Bank A.S.                                       51,179     969,167
    Dfds A.S.                                                 692      42,704

                                     1367

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
DENMARK -- (Continued)
    DSV A.S.                                                36,306 $   914,496
*   East Asiatic Co., Ltd. A.S.                              3,064      53,624
    FLSmidth & Co. A.S.                                      8,083     471,103
*   Genmab A.S.                                              5,998     156,735
    GN Store Nord A.S.                                      46,624     852,720
    H Lundbeck A.S.                                         10,128     202,799
    IC Companys A.S.                                         1,227      24,622
    Jeudan A.S.                                                397      38,402
*   Jyske Bank A.S.                                         17,761     691,957
    NKT Holding A.S.                                         6,877     254,116
    Nordjyske Bank A.S.                                      2,430      39,726
    Norresundby Bank A.S.                                      518      17,055
    Novo Nordisk A.S. Sponsored ADR                          4,164     735,487
    Novozymes A.S. Class B                                   8,641     299,075
    Pandora A.S.                                            12,752     390,178
*   Parken Sport & Entertainment A.S.                        1,975      29,781
    PER Aarsleff A.S. Class B                                  329      31,841
    Ringkjoebing Landbobank A.S.                               802     131,905
    Rockwool International A.S. Class B                      1,847     244,428
    Royal UNIBREW A.S.                                       2,436     220,640
    Schouw & Co.                                             3,529     116,868
    SimCorp A.S.                                               500     146,157
    Solar A.S. Class B                                       1,437      72,166
*   Spar Nord Bank A.S.                                      9,584      61,702
*   Sydbank A.S.                                            18,084     412,587
    TDC A.S.                                                70,876     575,161
    Tivoli A.S.                                                  8       4,259
*   TK Development A.S.                                     12,748      21,184
*   Topdanmark A.S.                                         19,430     498,780
    Tryg A.S.                                                4,113     356,487
    United International Enterprises                           282      49,078
#*  Vestas Wind Systems A.S.                                27,528     239,494
*   Vestjysk Bank A.S.                                         568         829
*   William Demant Holding A.S.                              1,009      80,791
*   Zealand Pharma A.S.                                        827      11,366
                                                                   -----------
TOTAL DENMARK                                                       12,443,534
                                                                   -----------
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E. GDR           4,399      19,183
*   Orascom Telecom Holding S.A.E. GDR                      18,270      61,637
                                                                   -----------
TOTAL EGYPT                                                             80,820
                                                                   -----------
FINLAND -- (1.0%)
#   Ahlstrom Oyj                                             7,221     109,490
#   Aktia Oyj Class A                                          563       4,822
    Alma Media Oyj                                           3,037      13,757
    Amer Sports Oyj                                         23,290     396,818
    Aspo Oyj                                                 2,850      21,015
    Atria P.L.C.                                             2,101      17,995
*   Biotie Therapies Oyj                                    19,018       9,017
#   Cargotec Oyj                                             9,577     285,928
    Citycon Oyj                                             60,336     195,802

                                     1368

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FINLAND -- (Continued)
    Cramo Oyj                                                 7,537 $   99,496
    Elektrobit Corp.                                          5,993      6,621
#   Elisa Oyj                                                15,555    295,047
    F-Secure Oyj                                             10,295     21,736
    Finnair Oyj                                              18,798     61,897
*   Finnlines Oyj                                             2,556     23,388
    Fiskars Oyj Abp                                           4,927    109,716
    Fortum Oyj                                               45,024    836,883
#   HKScan Oyj Class A                                        5,623     27,207
#   Huhtamaki Oyj                                            16,981    318,317
    Kemira Oyj                                               23,111    349,922
    Kesko Oyj Class A                                         2,702     85,928
    Kesko Oyj Class B                                        17,307    519,632
    Kone Oyj Class B                                          4,035    356,648
    Konecranes Oyj                                            7,612    276,829
    Lassila & Tikanoja Oyj                                    6,866    121,592
    Lemminkainen Oyj                                            823     16,380
    Metsa Board Oyj                                          50,113    156,026
    Metso Oyj                                                14,091    580,584
    Metso Oyj Sponsored ADR                                     200      8,206
    Neste Oil Oyj                                            28,942    451,953
#   Nokia Oyj                                               476,588  1,601,186
#   Nokia Oyj Sponsored ADR                                  25,880     87,474
    Nokian Renkaat Oyj                                       10,633    461,897
    Okmetic Oyj                                               4,178     24,381
    Olvi Oyj Class A                                          1,617     47,634
    Oriola-KD Oyj Class B                                    28,965     89,269
    Orion Oyj Class A                                         3,229     92,326
#   Orion Oyj Class B                                         7,580    217,832
#*  Outokumpu Oyj                                           266,989    186,469
#   Outotec Oyj                                              12,352    180,709
    PKC Group Oyj                                             3,374     83,066
    Pohjola Bank P.L.C. Class A                              31,366    533,951
    Ponsse Oy                                                 1,987     15,559
*   Poyry Oyj                                                 5,709     33,470
    Raisio P.L.C. Class V                                    25,330    108,414
    Ramirent Oyj                                              9,930     98,507
    Rautaruukki Oyj                                          27,399    177,249
*   Ruukki Group Oyj                                         27,736     14,911
    Saga Furs Oyj                                               230      7,261
    Sampo Class A                                            43,046  1,722,481
#   Sanoma Oyj                                               16,156    132,611
    SRV Group P.L.C.                                          2,131      8,976
    Stockmann Oyj Abp (5462371)                                 937     14,414
#   Stockmann Oyj Abp (5462393)                               5,864     85,025
#   Stora Enso Oyj Class R                                  144,983  1,011,112
    Stora Enso Oyj Sponsored ADR                              1,800     12,384
    Talvivaara Mining Co. P.L.C                             117,276     25,504
    Technopolis Oyj                                          10,233     54,994
    Tieto Oyj                                                11,672    250,335
#   Tikkurila Oyj                                             5,713    122,718
#   UPM-Kymmene Oyj                                         135,621  1,427,776

                                     1369

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FINLAND -- (Continued)
    UPM-Kymmene Oyj Sponsored ADR                             1,300 $    13,572
    Uponor Oyj                                                9,096     134,750
    Vacon P.L.C.                                                661      45,430
    Vaisala Oyj Class A                                       1,077      29,320
#   Wartsila Oyj Abp                                         11,365     558,858
    YIT Oyj                                                  19,094     361,474
                                                                    -----------
TOTAL FINLAND                                                        15,851,951
                                                                    -----------
FRANCE -- (5.1%)
    Accor SA                                                 23,212     768,585
    Aeroports de Paris                                        1,857     168,079
*   Air France-KLM                                           36,000     364,653
    Air Liquide SA                                            2,860     362,351
#*  Alcatel-Lucent                                          505,514     696,222
*   Alcatel-Lucent Sponsored ADR                             40,700      55,759
    Alstom SA                                                 6,713     275,690
    Altamir Amboise                                             701       8,248
    Alten SA                                                  5,260     189,802
*   Altran Technologies SA                                   28,691     225,870
    April                                                     3,147      50,760
#*  Archos                                                    2,165       7,313
    Arkema SA                                                 9,424     883,479
*   Artprice.com                                                549      17,273
    Assystem                                                  3,266      69,447
    AtoS                                                      6,662     464,100
    Audika Groupe                                             1,267      12,845
    AXA SA                                                   55,929   1,047,362
    AXA SA Sponsored ADR                                     62,400   1,163,760
    Axway Software SA                                         1,277      26,718
*   Beneteau SA                                               6,084      63,706
*   Bigben Interactive                                        1,060       9,982
*   BioAlliance Pharma SA                                     4,611      25,519
    BioMerieux                                                1,283     122,065
    BNP Paribas SA                                           65,535   3,654,094
    Boiron SA                                                 1,642      92,987
    Bollore SA                                                1,087     458,228
    Bonduelle S.C.A.                                          3,136      79,956
    Bongrain SA                                                 920      62,339
#   Bourbon SA                                               11,154     304,575
*   Boursorama                                                4,893      39,051
    Bouygues SA                                              26,908     751,887
*   Bull                                                     19,152      61,366
    Bureau Veritas SA                                         1,575     192,987
    Cap Gemini SA                                            31,139   1,435,699
    Carrefour SA                                             25,556     758,991
    Casino Guichard Perrachon SA                              7,947     859,579
*   Cegedim SA                                                  802      23,100
    Cegid Group                                               1,095      22,285
    Christian Dior SA                                         1,703     297,241
    Cie de St-Gobain                                         57,660   2,309,221
*   Cie Generale de Geophysique - Veritas                     7,670     165,922
    Cie Generale de Geophysique - Veritas Sponsored ADR      23,995     512,293

                                     1370

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FRANCE -- (Continued)
    Cie Generale des Etablissements Michelin                 20,715 $1,751,701
    Ciments Francais SA                                       1,433     78,268
*   Club Mediterranee SA                                      5,752     97,761
    CNP Assurances                                           21,786    308,781
*   Credit Agricole SA                                      139,774  1,280,424
    Danone SA                                                 6,485    494,599
    Danone SA Sponsored ADR                                     600      9,012
    Dassault Systemes SA                                      1,828    223,157
    Dassault Systemes SA ADR                                    614     74,748
*   Derichebourg SA                                          19,759     80,184
    Devoteam SA                                               2,730     33,539
    Edenred                                                  15,066    501,902
    Eiffage SA                                                8,907    395,010
    Electricite de France SA                                 17,760    397,608
    Eramet                                                    1,172    125,784
    Essilor International SA                                  4,011    451,929
    Esso SA Francaise                                           381     23,877
    Etablissements Maurel et Prom                            14,025    239,027
    Euler Hermes SA                                           3,547    339,172
#*  Euro Disney SCA                                           2,831     18,130
    Eurofins Scientific                                         486    105,634
    European Aeronautic Defence and Space Co. NV             24,049  1,270,549
    Eutelsat Communications SA                                5,479    197,972
    Exel Industries Class A                                     121      5,741
    Faiveley Transport SA                                       772     46,635
    Faurecia                                                 10,132    188,849
*   Fimalac                                                   1,023     54,694
    France Telecom SA                                        96,881  1,034,629
    France Telecom SA Sponsored ADR                          26,020    277,633
*   GameLoft SE                                               6,023     40,457
    GDF Suez                                                 87,843  1,883,380
*   Gemalto NV                                                9,713    793,967
    GFI Informatique SA                                       9,632     41,083
    GL Events                                                 2,371     49,922
    Groupe Crit                                               1,156     22,770
    Groupe Eurotunnel SA                                     98,727    827,158
    Groupe Flo                                                1,396      5,204
*   Groupe Partouche SA                                       2,699      3,096
    Groupe Steria SCA                                         6,475     95,734
    Guerbet                                                     130     16,940
*   Haulotte Group SA                                         4,396     36,975
    Havas SA                                                 51,665    315,352
    Hermes International                                        894    301,893
*   Hi-Media SA                                              10,368     24,192
    Iliad SA                                                    443    101,373
    Imerys SA                                                 6,598    434,414
    Ingenico                                                  5,276    354,437
    Interparfums SA                                           1,486     47,386
    Ipsen SA                                                  3,362    120,315
    IPSOS                                                     7,996    268,172
    Jacquet Metal Service                                     2,146     24,645
    JCDecaux SA                                               8,326    229,073

                                     1371

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FRANCE -- (Continued)
    Korian                                                    2,199 $   47,991
    L'Oreal SA                                                2,033    362,872
    L.D.C. SA                                                   204     25,385
    Lafarge SA                                               25,334  1,640,050
    Lafarge SA Sponsored ADR                                  1,300     21,060
    Lagardere SCA                                            26,194    973,578
    Laurent-Perrier                                             553     44,801
    Lectra                                                      286      1,792
    Legrand SA                                                7,517    350,808
    LISI                                                        865     97,370
#   LVMH Moet Hennessy Louis Vuitton SA                       3,079    533,543
    Maisons France Confort                                      535     15,512
#   Manitou BF SA                                             2,706     38,863
    Manutan International                                       734     27,497
*   Maurel & Prom Nigeria SA                                  6,916     32,178
    Medica SA                                                 9,320    172,605
    Mersen                                                    3,749     86,733
    Metropole Television SA                                  10,628    178,079
    Montupet                                                  1,463     27,902
    Natixis                                                 119,341    523,129
    Naturex                                                   1,299    100,831
    Neopost SA                                                4,233    279,030
    Nexans SA                                                 5,627    258,562
    Nexity SA                                                 6,605    237,717
    NextRadioTV                                                 290      5,083
*   NicOx SA                                                 17,225     59,095
    Norbert Dentressangle SA                                    815     63,289
    NRJ Group                                                 4,409     33,318
    Oeneo                                                    13,439     48,317
    Orpea                                                     5,736    249,452
#*  PagesJaunes Groupe                                       24,084     50,865
*   Parrot SA                                                 1,599     40,992
    Pernod-Ricard SA                                          6,336    784,841
*   Peugeot SA                                               44,243    354,183
    Pierre & Vacances SA                                        668     12,606
    Plastic Omnium SA                                         7,565    369,674
    PPR                                                       7,204  1,586,832
    Publicis Groupe SA                                        6,834    475,225
    Publicis Groupe SA ADR                                    1,600     27,872
    Rallye SA                                                 6,232    246,753
*   Recylex SA                                                5,815     22,597
    Remy Cointreau SA                                         2,663    310,000
    Renault SA                                               26,995  1,863,055
    Rexel SA                                                 23,555    518,796
    Rubis SCA                                                 4,578    294,406
    Sa des Ciments Vicat                                      2,827    167,650
    Safran SA                                                13,140    645,906
    Saft Groupe SA                                            4,980    122,546
    Sanofi                                                   41,470  4,483,551
    Sanofi ADR                                               39,660  2,115,861
    Sartorius Stedim Biotech                                    709    100,463
    Schneider Electric SA                                    30,730  2,342,752

                                     1372

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    SCOR SE                                                  39,916 $ 1,211,437
    SEB SA                                                    2,824     204,761
    Seche Environnement SA                                      824      32,707
    Sechilienne-Sidec                                         3,800      70,102
*   Sequana SA                                                3,568      26,441
    SES                                                       7,157     223,219
    Societe BIC SA                                            3,399     362,472
    Societe d'Edition de Canal +                             10,759      75,359
*   Societe Generale SA                                      80,296   2,916,911
    Societe Internationale de Plantations d'Heveas SA           245      19,651
    Societe Television Francaise 1                           26,945     284,690
    Sodexo                                                    2,674     223,625
#*  SOITEC                                                   32,884     119,146
    Somfy SA                                                    158      34,903
    Sopra Group SA                                              846      65,115
    Stallergenes SA                                              86       5,531
#*  Ste Industrielle d'Aviation Latecoere SA                    462       4,885
    Stef                                                        771      40,301
    STMicroelectronics NV (861012102)                        37,473     325,266
    STMicroelectronics NV (5962332)                         115,993   1,009,253
    Suez Environnement Co.                                   24,405     350,241
    Sword Group                                               1,588      25,269
    Synergie SA                                               5,412      60,242
*   Technicolor SA                                           11,563      48,194
    Technip SA                                                4,264     457,358
    Teleperformance                                          11,789     518,462
    Thales SA                                                10,191     442,817
*   Theolia SA                                               10,847      19,009
    Total Gabon                                                  81      49,649
    Total SA                                                 27,793   1,399,018
    Total SA Sponsored ADR                                   85,482   4,294,616
    Touax SA                                                     25         574
*   Transgene SA                                              1,406      16,739
*   Trigano SA                                                2,400      30,362
*   UBISOFT Entertainment                                    21,713     242,594
    Valeo SA                                                 11,812     687,153
    Vallourec SA                                             24,929   1,196,475
    Veolia Environnement SA                                  10,470     144,825
    Veolia Environnement SA ADR                              14,066     193,829
    Vetoquinol SA                                               275       9,705
    Viel et Co.                                              12,834      40,069
    Vilmorin & Cie                                              990     126,633
    Vinci SA                                                 22,695   1,094,054
    Virbac SA                                                   447      91,223
#*  Vivalis SA                                                  917       6,257
    Vivendi SA                                               88,739   2,010,108
    Vranken-Pommery Monopole SA                                 106       2,862
    Zodiac Aerospace                                          6,207     778,723
                                                                    -----------
TOTAL FRANCE                                                         80,372,979
                                                                    -----------
GERMANY -- (4.2%)
*   Aareal Bank AG                                           12,891     310,683

                                     1373

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
GERMANY -- (Continued)
    Adidas AG                                                 7,806 $  816,252
*   ADVA Optical Networking SE                                6,955     33,481
*   Air Berlin P.L.C.                                         7,620     22,626
    Aixtron SE NA                                            15,609    223,752
    Allgeier SE                                                 553      8,859
    Allianz SE                                               28,438  4,206,564
    Allianz SE ADR                                           69,550  1,025,862
    Amadeus Fire AG                                             427     25,433
#   Asian Bamboo AG                                           1,885      6,385
    Aurubis AG                                                8,619    543,747
    Axel Springer AG                                          6,328    267,033
#   BASF SE                                                  11,789  1,103,599
    BASF SE Sponsored ADR                                     1,000     93,300
    Bauer AG                                                  1,889     54,203
    Bayer AG                                                 13,390  1,399,877
    Bayer AG Sponsored ADR                                      200     20,918
    Bayerische Motoren Werke AG                              21,127  1,953,616
    BayWa AG                                                  2,674    134,776
    Bechtle AG                                                2,817    124,910
    Beiersdorf AG                                             2,608    236,238
    Bertrandt AG                                                886    102,076
    Bijou Brigitte AG                                           460     46,025
    Bilfinger SE                                              8,845    887,765
    Biotest AG                                                  355     27,650
    Borussia Dortmund GmbH & Co. KGaA                        14,645     63,217
    Brenntag AG                                               1,678    286,537
    CANCOM SE                                                 3,133     68,500
    Carl Zeiss Meditec AG                                     4,134    126,723
    CAT Oil AG                                                3,029     34,156
    Celesio AG                                               18,943    375,089
    CENIT AG                                                    767      9,345
    CENTROTEC Sustainable AG                                  2,715     56,308
    Cewe Color Holding AG                                       871     37,983
    Comdirect Bank AG                                        12,756    135,253
#*  Commerzbank AG                                           53,285    719,176
    CompuGroup Medical AG                                     1,550     35,733
*   Constantin Medien AG                                        444        906
    Continental AG                                           10,531  1,252,640
    CropEnergies AG                                           5,648     43,560
    CTS Eventim AG                                            2,398     92,703
    DAB Bank AG                                               1,539      7,478
    Daimler AG                                               65,320  3,621,670
    Data Modul AG                                                96      2,090
    Delticom AG                                                 575     28,282
    Deutsche Bank AG (5750355)                                5,709    262,803
    Deutsche Bank AG (D18190898)                             62,471  2,876,790
    Deutsche Boerse AG                                        4,396    274,733
    Deutsche Lufthansa AG                                    49,873    998,577
    Deutsche Post AG                                         93,390  2,219,968
    Deutsche Telekom AG                                      70,846    839,110
    Deutsche Telekom AG Sponsored ADR                       104,159  1,239,492
    Deutsche Wohnen AG                                       22,790    401,916

                                     1374

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
GERMANY -- (Continued)
*   Deutz AG                                                 20,162 $  109,273
*   Dialog Semiconductor P.L.C.                               3,764     44,838
    Draegerwerk AG & Co. KGaA                                   501     53,372
    Drillisch AG                                              6,873    139,084
    Duerr AG                                                  2,707    308,558
    DVB Bank SE                                                 433     13,684
    E.ON SE                                                 111,836  2,031,002
    E.ON SE Sponsored ADR                                     3,600     65,520
    Eckert & Ziegler AG                                         831     31,394
    Elmos Semiconductor AG                                    1,781     18,542
    ElringKlinger AG                                          5,878    192,230
#   Euromicron AG                                             1,356     27,157
*   Evotec AG                                                35,662    128,080
    Fielmann AG                                                 537     51,824
*   First Sensor AG                                             945      9,601
    Fraport AG Frankfurt Airport Services Worldwide           6,293    376,522
    Freenet AG                                               24,178    602,824
    Fresenius Medical Care AG & Co. KGaA                      2,545    175,340
    Fresenius Medical Care AG & Co. KGaA ADR                  4,200    143,892
    Fresenius SE & Co. KGaA                                  10,328  1,295,677
    Fuchs Petrolub AG                                         1,737    132,366
*   GAGFAH SA                                                11,791    152,332
    GEA Group AG                                             27,139    919,626
    Gerresheimer AG                                           5,573    318,431
    Gerry Weber International AG                              1,946     85,473
    Gesco AG                                                    578     61,267
    GFK SE                                                    3,013    171,918
*   Gigaset AG                                               12,872     15,860
    Gildemeister AG                                          12,115    273,956
    Grammer AG                                                3,456    109,887
    Grenkeleasing AG                                          1,850    148,424
    GSW Immobilien AG                                         3,434    137,887
    H&R AG                                                    1,360     16,550
    Hamburger Hafen und Logistik AG                           3,724     80,181
    Hannover Rueckversicherung SE                            11,063    935,997
    HeidelbergCement AG                                      18,184  1,312,674
#*  Heidelberger Druckmaschinen AG                           49,077    107,875
    Henkel AG & Co. KGaA                                      4,339    340,106
    Highlight Communications AG                               2,399     13,293
*   Hochtief AG                                               7,054    490,789
*   Homag Group AG                                            1,385     26,088
    Hugo Boss AG                                                527     61,421
    Indus Holding AG                                          5,359    176,331
    Infineon Technologies AG                                 60,551    478,967
    Infineon Technologies AG ADR                             51,213    405,095
    Isra Vision AG                                              461     20,213
#*  IVG Immobilien AG                                        29,473     24,857
    Jenoptik AG                                               8,030     92,294
    K+S AG                                                   13,345    590,790
    Kabel Deutschland Holding AG                              7,887    748,710
*   Kloeckner & Co. SE                                       24,236    293,369
*   Koenig & Bauer AG                                         1,185     28,616

                                     1375

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (Continued)
    Kontron AG                                              11,542 $   62,679
#   Krones AG                                                2,671    186,045
    KSB AG                                                      38     23,629
*   KUKA AG                                                  4,421    200,158
    KWS Saat AG                                                383    143,956
    Lanxess AG                                              10,142    740,683
    Leifheit AG                                                163      6,487
    Leoni AG                                                 7,756    350,851
    Linde AG                                                 5,457  1,033,247
*   Lotto24                                                    666      4,643
    LPKF Laser & Electronics AG                              1,002     26,432
    MAN SE                                                   5,106    572,867
*   Manz AG                                                    880     30,108
#   Merck KGaA                                               6,483    987,663
    Metro AG                                                13,379    417,869
    MLP AG                                                   9,812     69,707
*   Morphosys AG                                             3,702    168,356
    MTU Aero Engines Holding AG                              3,208    303,882
    Muenchener Rueckversicherungs AG                        13,745  2,753,210
    MVV Energie AG                                           1,519     44,921
    Nemetschek AG                                              766     46,343
    Nexus AG                                                   502      5,991
*   Nordex SE                                               13,855    104,396
    NORMA Group AG                                           1,921     67,854
    OHB AG                                                     582     12,533
*   Patrizia Immobilien AG                                   8,081     81,987
    Pfeiffer Vacuum Technology AG                              797     96,987
    PNE Wind AG                                             14,369     51,158
#*  Praktiker AG                                            28,811     42,072
    Puma SE                                                    668    207,132
    PVA TePla AG                                             1,103      3,029
    QSC AG                                                  23,436     75,724
    R Stahl AG                                                 597     27,908
    Rational AG                                                274     85,062
    Rheinmetall AG                                           8,082    383,776
    Rhoen Klinikum AG                                       23,588    503,588
    RWE AG                                                  43,631  1,572,429
*   SAF-Holland SA                                           8,786     73,222
    Salzgitter AG                                           10,221    402,311
    SAP AG                                                     787     62,741
    SAP AG Sponsored ADR                                     9,200    734,620
    Schaltbau Holding AG                                       265     13,082
#   SGL Carbon SE                                            5,895    201,620
    SHW AG                                                      96      4,367
    Siemens AG                                                 821     85,784
    Siemens AG Sponsored ADR                                26,107  2,728,443
*   Singulus Technologies AG                                10,890     18,123
    Sixt AG                                                  3,720     80,775
    SKW Stahl-Metallurgie Holding AG                         2,207     36,395
#*  Sky Deutschland AG                                      48,268    276,941
    SMA Solar Technology AG                                  1,644     40,851
    SMT Scharf AG                                            1,160     36,542

                                     1376

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
    Software AG                                               9,819 $   344,112
#   Solarworld AG                                            27,670      25,570
    Stada Arzneimittel AG                                    13,778     558,769
    STRATEC Biomedical AG                                       978      44,109
*   Stroeer Media AG                                          2,821      27,177
    Suedzucker AG                                            10,869     438,487
*   Suss Microtec AG                                          4,115      47,205
    Symrise AG                                                8,140     347,934
#   TAG Immobilien AG                                        31,339     379,981
    Takkt AG                                                  3,845      64,208
    Telegate AG                                               3,104      33,377
*   ThyssenKrupp AG                                          47,834     867,168
*   Tipp24 SE                                                   666      38,707
    Tom Tailor Holding AG                                     3,636      77,530
    Tomorrow Focus AG                                         3,932      21,683
*   TUI AG                                                   39,692     421,501
    United Internet AG                                        6,740     185,061
*   Verbio AG                                                 1,824       2,496
    Volkswagen AG                                             2,309     449,881
    Vossloh AG                                                1,614     176,517
    VTG AG                                                    1,642      30,745
    Wacker Chemie AG                                          3,010     230,368
    Wacker Neuson SE                                          5,442      80,010
*   Washtec AG                                                1,256      17,611
    Wincor Nixdorf AG                                         2,250     118,676
    Wirecard AG                                               7,559     203,195
    XING AG                                                     354      18,101
                                                                    -----------
TOTAL GERMANY                                                        65,917,783
                                                                    -----------
GREECE -- (0.2%)
*   Alpha Bank AE                                            81,161     103,612
    Athens Water Supply & Sewage Co. SA (The)                 6,973      52,332
*   Bank of Cyprus P.L.C.                                   229,580          --
    Bank of Greece                                            2,794      49,590
*   Ellaktor SA                                              21,206      57,872
*   Folli Follie Group                                        7,975     167,318
*   Fourlis Holdings SA                                       7,020      19,250
*   Frigoglass SA                                             9,752      64,907
*   GEK Terna Holding Real Estate Construction SA             6,564      17,621
    Hellenic Exchanges SA Holding Clearing Settlement and
      Registry                                               17,568     117,845
    Hellenic Petroleum SA                                    17,587     194,551
*   Hellenic Telecommunications Organization SA              24,316     212,263
*   Hellenic Telecommunications Organization SA Sponsored
      ADR                                                     6,000      25,740
    Intralot SA-Integrated Lottery Systems & Services        26,355      72,378
    JUMBO SA                                                 21,424     202,373
*   Marfin Investment Group Holdings SA                     142,123      62,608
    Metka SA                                                  6,384      96,992
    Motor Oil Hellas Corinth Refineries SA                   13,116     145,392
*   Mytilineos Holdings SA                                   15,755      98,149
*   National Bank of Greece SA                              189,967     163,353
#*  National Bank of Greece SA ADR                           28,236      25,441
    OPAP SA                                                  17,826     175,721

                                     1377

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
GREECE -- (Continued)
*   Piraeus Bank SA                                         199,857 $   56,101
    Piraeus Port Authority                                    2,736     68,812
*   Public Power Corp. SA                                    13,423    130,452
    S&B Industrial Minerals SA                                3,250     24,870
*   Teletypos SA Mega Channel                                 1,702        453
    Terna Energy SA                                           4,722     20,954
*   Titan Cement Co. SA                                      10,553    196,715
*   Viohalco Hellenic Copper and Aluminum Industry SA        20,959    128,660
                                                                    ----------
TOTAL GREECE                                                         2,752,325
                                                                    ----------
HONG KONG -- (1.9%)
    AAC Technologies Holdings, Inc.                          54,000    264,672
    AIA Group, Ltd.                                         370,200  1,646,819
    Alco Holdings, Ltd.                                      20,000      4,152
    Allied Group, Ltd.                                        4,000     14,020
    Allied Properties HK, Ltd.                              636,068    100,157
*   Apac Resources, Ltd.                                    520,000     10,005
    APT Satellite Holdings, Ltd.                             92,000     58,236
    Asia Satellite Telecommunications Holdings, Ltd.         39,000    153,213
    Asia Standard International Group                       162,000     30,293
    ASM Pacific Technology, Ltd.                              9,500     98,035
    Associated International Hotels, Ltd.                    38,000    105,934
    Bank of East Asia, Ltd.                                 130,268    537,577
*   Birmingham International Holdings, Ltd.                 970,000     19,000
    BOC Hong Kong Holdings, Ltd.                            137,500    472,962
    Bonjour Holdings, Ltd.                                   74,000     12,034
*   Brightoil Petroleum Holdings, Ltd.                      456,000     87,073
#*  Brockman Mining, Ltd.                                   896,780     53,208
    Cafe de Coral Holdings, Ltd.                             24,000     76,267
    Cathay Pacific Airways, Ltd.                            116,000    204,463
    Chen Hsong Holdings                                      66,000     22,232
    Cheuk Nang Holdings, Ltd.                                20,000     15,702
    Cheung Kong Holdings, Ltd.                               97,000  1,466,403
    Cheung Kong Infrastructure Holdings, Ltd.                33,000    239,653
    Chevalier International Holdings, Ltd.                   32,000     51,761
*   China Daye Non-Ferrous Metals Mining, Ltd.              760,163     21,711
*   China Energy Development Holdings, Ltd.                 808,000     11,474
    China Metal International Holdings, Inc.                190,000     47,770
*   China Nuclear Industry 23 International Corp., Ltd.      22,000      4,086
*   China Outdoor Media Group, Ltd.                         335,000      2,426
    Chong Hing Bank, Ltd.                                    28,000     74,413
    Chow Sang Sang Holdings International, Ltd.              48,000    130,186
    Chu Kong Shipping Enterprise Group Co., Ltd.             58,000     11,081
*   Chuang's Consortium International, Ltd.                 152,000     19,419
#   CITIC Telecom International Holdings, Ltd.              224,000     81,470
    CK Life Sciences International Holdings, Inc.           908,000     79,727
    CLP Holdings, Ltd.                                       31,500    277,843
*   CP Lotus Corp.                                           80,000      2,323
    Cross-Harbour Holdings, Ltd. (The)                       40,000     33,832
    CSI Properties, Ltd.                                    579,674     27,279
*   Culture Landmark Investment, Ltd.                        24,400      1,798
*   Culturecom Holdings, Ltd.                               200,000     43,589

                                     1378

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
HONG KONG -- (Continued)
    Dah Sing Banking Group, Ltd.                              99,640 $  146,831
    Dah Sing Financial Holdings, Ltd.                         38,850    204,276
    Dan Form Holdings Co., Ltd.                               99,000     11,897
    Dickson Concepts International, Ltd.                      55,000     29,085
    Dorsett Hospitality International, Ltd.                   87,000     24,038
    Emperor Capital Group, Ltd.                              126,000      5,769
    Emperor Entertainment Hotel, Ltd.                        215,000     65,537
    Emperor International Holdings                           177,333     49,736
    Emperor Watch & Jewellery, Ltd.                          790,000     80,634
*   EPI Holdings, Ltd.                                       420,000     17,071
#   Esprit Holdings, Ltd.                                    456,282    641,689
*   eSun Holdings, Ltd.                                      212,000     34,233
    Fairwood, Ltd.                                            21,000     44,836
#   Far East Consortium International Ltd/HK                 183,188     58,709
    First Pacific Co., Ltd.                                  414,400    575,000
#*  Fook Woo Group Holdings, Ltd.                            224,000     39,257
#*  Foxconn International Holdings, Ltd.                     628,000    242,827
*   G-Resources Group, Ltd.                                3,276,000    154,333
*   Galaxy Entertainment Group, Ltd.                          59,000    263,732
#*  Genting Hong Kong, Ltd.                                  281,000    136,058
    Get Nice Holdings, Ltd.                                1,122,000     52,130
#   Giordano International, Ltd.                             164,000    164,813
    Glorious Sun Enterprises, Ltd.                           170,000     50,631
    Gold Peak Industries Holding, Ltd.                       262,000     31,142
    Guotai Junan International Holdings, Ltd.                 71,000     29,976
    Haitong International Securities Group, Ltd.              63,000     26,521
    Hang Lung Group, Ltd.                                    101,000    596,233
    Hang Lung Properties, Ltd.                               237,000    919,748
    Hang Seng Bank, Ltd.                                      12,000    201,160
#   Harbour Centre Development, Ltd.                          21,000     42,834
    Henderson Land Development Co., Ltd.                     138,348  1,006,609
    HKR International, Ltd.                                  186,400     93,318
    Hon Kwok Land Investment Co., Ltd.                        20,000      8,631
    Hong Kong & China Gas Co., Ltd.                           65,351    197,267
    Hong Kong Aircraft Engineering Co., Ltd.                   2,400     34,635
#   Hong Kong Exchanges and Clearing, Ltd.                    16,300    274,698
    Hong Kong Television Network, Ltd. ADR                     3,847     23,197
    Hongkong & Shanghai Hotels (The)                         137,500    223,702
    Hongkong Chinese, Ltd.                                   184,495     36,128
    Hopewell Holdings, Ltd.                                  145,500    561,315
    Hsin Chong Construction Group, Ltd.                       56,000      8,170
    Hung Hing Printing Group, Ltd.                            92,000     15,171
    Hutchison Telecommunications Hong Kong Holdings, Ltd.    333,000    176,923
    Hutchison Whampoa, Ltd.                                  140,000  1,520,380
    Hysan Development Co., Ltd.                               41,000    203,353
*   Imagi International Holdings, Ltd.                       728,000      7,998
*   IRC, Ltd.                                                266,000     34,359
    IT, Ltd.                                                 128,000     46,748
    Johnson Electric Holdings, Ltd.                          324,500    220,663
    K Wah International Holdings, Ltd.                       260,010    142,521
    Kerry Properties, Ltd.                                    90,500    411,803
*   King Stone Energy Group, Ltd.                            324,000     15,328

                                     1379

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
    Kingmaker Footwear Holdings, Ltd.                         186,000 $ 32,913
    Kingston Financial Group, Ltd.                            717,000   57,380
    Kowloon Development Co., Ltd.                             103,000  135,862
    L'Occitane International SA                                14,250   41,368
*   L'sea Resources International Holdings, Ltd.              280,000   12,296
*   Lai Sun Development                                     2,451,000   73,808
#   Li & Fung, Ltd.                                           238,000  308,275
    Lifestyle International Holdings, Ltd.                     29,000   63,979
    Lippo China Resources, Ltd.                               794,000   21,676
    Liu Chong Hing Investment                                  18,000   26,938
#   Luk Fook Holdings International, Ltd.                      44,000  125,439
    Lung Kee Bermuda Holdings                                  40,000   16,694
    Magnificent Estates                                       500,000   29,019
#   Man Wah Holdings, Ltd.                                     49,200   47,923
    Melco International Development, Ltd.                     161,000  314,213
    MGM China Holdings, Ltd.                                   11,600   27,383
    Midland Holdings, Ltd.                                    166,666   77,017
*   Ming Fung Jewellery Group, Ltd.                           770,000   28,382
    Miramar Hotel & Investment                                  9,000   12,627
#*  Mongolian Mining Corp.                                    222,500   65,634
    MTR Corp., Ltd.                                            70,789  292,206
    National Electronic Hldgs                                  28,000    3,898
    Natural Beauty Bio-Technology, Ltd.                       100,000    8,125
*   Neo-Neon Holdings, Ltd.                                   136,500   25,745
    New World Development Co., Ltd.                           490,367  853,408
#   Newocean Energy Holdings, Ltd.                            194,000  120,933
*   Next Media, Ltd.                                           76,000    8,236
    NWS Holdings, Ltd.                                        163,482  292,296
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.    675,000   33,522
    Orient Overseas International, Ltd.                        53,000  315,469
    Oriental Watch Holdings                                   138,400   45,042
    Pacific Andes International Holdings, Ltd.                752,405   36,374
    Pacific Basin Shipping, Ltd.                              445,000  254,560
    Pacific Textile Holdings, Ltd.                             74,000   91,432
    Paliburg Holdings, Ltd.                                   130,000   44,163
*   Pan Asia Environmental Protection Group, Ltd.              86,000    6,446
    PCCW, Ltd.                                                434,000  220,020
*   Pearl Oriental Oil, Ltd.                                  389,000   20,094
    Pico Far East Holdings, Ltd.                              144,000   52,363
    Playmates Holdings, Ltd.                                    2,000    1,676
*   PME Group, Ltd.                                           430,000   20,030
*   PNG Resources Holdings, Ltd.                              352,000   11,592
    Polytec Asset Holdings, Ltd.                              275,000   35,155
    Power Assets Holdings, Ltd.                                44,500  435,157
    Public Financial Holdings, Ltd.                            72,000   36,696
    PYI Corp., Ltd.                                           766,000   18,762
    Regal Hotels International Holdings, Ltd.                 142,000   65,958
    Richfield Group Holdings, Ltd.                            280,000   10,317
    SA SA International Holdings, Ltd.                         48,000   50,295
    Samsonite International SA                                 60,600  149,297
    Sands China, Ltd.                                          10,400   54,683
    SEA Holdings, Ltd.                                         90,000   56,045

                                     1380

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
#   Shangri-La Asia, Ltd.                                   171,166 $  332,059
    Shenyin Wanguo HK, Ltd.                                  75,000     26,932
    Shun Tak Holdings, Ltd.                                 483,499    254,633
#   Silver base Group Holdings, Ltd.                        162,546     37,565
    Singamas Container Holdings, Ltd.                       404,000     99,242
    Sino Land Co., Ltd.                                     400,391    660,850
#*  Sino-Tech International Holdings, Ltd.                  760,000      2,840
    Sitoy Group Holdings, Ltd.                               21,000      9,531
    SJM Holdings, Ltd.                                       31,000     78,663
    SmarTone Telecommunications Holdings, Ltd.               66,305    118,283
    SOCAM Development, Ltd.                                  44,444     64,161
*   South China China, Ltd.                                 464,000     46,916
    Stella International Holdings, Ltd.                      36,500    107,767
    Stelux Holdings International, Ltd.                      43,000     14,538
    Sun Hung Kai & Co., Ltd.                                165,529    115,843
    Sun Hung Kai Properties, Ltd.                           122,249  1,769,307
*   Superb Summit International Group, Ltd.                 500,000     20,949
*   Sustainable Forest Holdings, Ltd.                       337,500      2,313
    Swire Properties, Ltd.                                    6,800     24,049
    TAI Cheung Holdings                                      94,000     75,106
    Tan Chong International, Ltd.                            24,000      7,415
    Tao Heung Holdings, Ltd.                                  2,000      1,274
#*  Taung Gold International, Ltd.                          500,000     10,245
    Techtronic Industries Co.                               187,500    449,328
    Television Broadcasts, Ltd.                              19,000    142,921
    Texwinca Holdings, Ltd.                                  92,000    107,553
*   Titan Petrochemicals Group, Ltd.                        380,000        122
*   Tom Group, Ltd.                                          60,000      6,748
    Tongda Group Holdings, Ltd.                             530,000     32,505
    Top Spring International Holdings, Ltd.                  34,000     25,454
    Tradelink Electronic Commerce, Ltd.                      14,000      3,080
    Transport International Holdings, Ltd.                   46,800    105,643
#   Trinity, Ltd.                                           158,000     62,193
*   TSC Group Holdings, Ltd.                                199,000     67,537
*   United Laboratories International Holdings, Ltd. (The)  152,500     57,262
    Universal Technologies Holdings, Ltd.                    70,000      5,138
*   Value Convergence Holdings, Ltd.                         60,000      7,905
#   Value Partners Group, Ltd.                               63,000     38,677
    Vanke Property Overseas, Ltd.                             2,000      3,318
    Varitronix International, Ltd.                          113,000     79,940
    Victory City International Holdings, Ltd.               281,484     44,338
    Vitasoy International Holdings, Ltd.                     80,000     97,478
    VST Holdings, Ltd.                                      138,000     37,039
#   VTech Holdings, Ltd.                                      7,000     89,189
    Wharf Holdings, Ltd.                                    133,000  1,189,684
    Wheelock & Co., Ltd.                                    130,000    726,944
    Wing Hang Bank, Ltd.                                     34,696    365,420
    Wing On Co. International, Ltd.                          32,000     99,906
    Wing Tai Properties, Ltd.                               102,000     69,115
*   Wynn Macau, Ltd.                                         24,400     74,212
    Xinyi Glass Holdings, Ltd.                              256,000    175,563
    YGM Trading, Ltd.                                        20,000     57,483

                                     1381

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
HONG KONG -- (Continued)
    Yue Yuen Industrial Holdings, Ltd.                       73,500 $   254,726
                                                                    -----------
TOTAL HONG KONG                                                      30,363,674
                                                                    -----------
HUNGARY -- (0.1%)
    EGIS Pharmaceuticals P.L.C.                               1,368     108,115
*   FHB Mortgage Bank P.L.C.                                  6,244       9,764
    Magyar Telekom Telecommunications P.L.C.                 53,358      98,687
    Magyar Telekom Telecommunications P.L.C. Sponsored ADR    4,178      38,396
    MOL Hungarian Oil and Gas P.L.C.                          2,028     144,153
    OTP Bank P.L.C.                                          28,723     599,687
*   PannErgy                                                  3,649       5,997
    Richter Gedeon Nyrt                                         915     135,824
                                                                    -----------
TOTAL HUNGARY                                                         1,140,623
                                                                    -----------
INDIA -- (1.7%)
    Aban Offshore, Ltd.                                       3,528      21,146
    ABB, Ltd.                                                 3,501      34,100
*   ABG Shipyard, Ltd.                                        7,485      44,696
    ACC, Ltd.                                                 9,459     216,904
    Adani Enterprises, Ltd.                                  25,688     103,993
    Adani Ports and Special Economic Zone                    15,220      40,958
*   Adani Power, Ltd.                                       133,476     120,664
    Aditya Birla Nuvo, Ltd.                                   8,641     168,580
    AIA Engineering, Ltd.                                     1,042       5,937
    Akzo Nobel India, Ltd.                                      399       7,326
    Alembic Pharmaceuticals, Ltd.                             4,113       8,778
    Allahabad Bank                                           40,781     102,005
    Allcargo Logistics, Ltd.                                    986       2,105
    Alok Industries, Ltd.                                    90,000      16,429
    Alstom India, Ltd.                                        5,412      31,996
    Amara Raja Batteries, Ltd.                                  452       2,175
    Ambuja Cements, Ltd.                                     55,547     194,069
    Amtek Auto, Ltd.                                         17,358      23,768
    Anant Raj, Ltd.                                          27,862      34,400
    Andhra Bank                                              23,063      39,288
    Apollo Hospitals Enterprise, Ltd.                         9,322     143,853
    Apollo Tyres, Ltd.                                       25,736      46,027
    Arvind, Ltd.                                             42,552      62,492
    Ashok Leyland, Ltd.                                     200,290      86,572
    Asian Paints, Ltd.                                        1,564     136,198
    Aurobindo Pharma, Ltd.                                   57,865     204,395
    Axis Bank, Ltd.                                          16,546     458,366
    Bajaj Auto, Ltd.                                          3,566     124,610
    Bajaj Electricals, Ltd.                                   4,500      14,739
    Bajaj Finance, Ltd.                                       2,807      64,504
    Bajaj Finserv, Ltd.                                       7,080      97,635
    Bajaj Hindusthan, Ltd.                                   80,199      29,544
    Bajaj Holdings and Investment, Ltd.                       7,265     119,930
    Ballarpur Industries, Ltd.                               70,689      22,791
*   Balrampur Chini Mills, Ltd.                              21,074      18,701
    Bank of Baroda                                           10,597     137,636
    Bank of India                                            31,444     192,921

                                     1382

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
INDIA -- (Continued)
    Bank Of Maharashtra                                     32,893 $ 35,387
    BASF India, Ltd.                                           873    9,436
    Bata India, Ltd.                                         6,548   90,262
    BEML, Ltd.                                               2,355    7,028
    Berger Paints India, Ltd.                               26,560   95,094
    BGR Energy Systems, Ltd.                                 2,982   10,733
    Bharat Electronics, Ltd.                                 3,237   70,358
    Bharat Forge, Ltd.                                      14,420   61,912
    Bharat Heavy Electricals, Ltd.                          52,635  189,210
    Bharat Petroleum Corp., Ltd.                             7,688   59,332
    Bharti Airtel, Ltd.                                     41,564  245,563
*   Bhushan Steel, Ltd. (B8KHHS3)                            1,025    4,928
    Bhushan Steel, Ltd. (6288521)                           15,385  129,925
    Biocon, Ltd.                                             8,934   47,976
    Birla Corp., Ltd.                                        4,033   19,285
    Bombay Dyeing & Manufacturing Co., Ltd.                 13,374   21,384
    Bosch, Ltd.                                                584   96,444
    Britannia Industries, Ltd.                               2,752   29,642
    Cadila Healthcare, Ltd.                                  8,226  121,441
    Cairn India, Ltd.                                       40,339  233,921
    Canara Bank                                             19,638  151,811
    Capital First, Ltd.                                      6,323   19,931
    Carborundum Universal, Ltd.                              4,300    9,565
    Central Bank Of India                                   53,793   71,147
*   Century Plyboards India, Ltd.                            6,288    6,092
    Century Textiles & Industries, Ltd.                      8,710   46,465
    CESC, Ltd.                                               9,515   50,789
    Chambal Fertilizers & Chemicals, Ltd.                   26,495   26,212
    Chennai Petroleum Corp., Ltd.                           11,326   22,884
    Cipla, Ltd.                                             13,377  100,984
*   City Union Bank, Ltd. (B96FP40)                         10,395    8,083
    City Union Bank, Ltd. (6313940)                         41,580   42,245
    CMC, Ltd.                                                1,382   33,948
    Colgate-Palmolive India, Ltd.                            3,054   82,183
    Container Corp. Of India                                 5,527  115,354
    Core Education & Technologies, Ltd.                      9,143    9,335
    Coromandel International, Ltd.                           6,023   21,760
    Corp. Bank                                               9,596   67,493
    CRISIL, Ltd.                                             2,565   42,711
    Crompton Greaves, Ltd.                                  18,900   32,310
    Cummins India, Ltd.                                      6,720   63,593
    Dabur India, Ltd.                                       30,848   84,807
*   DB Realty, Ltd.                                         17,964   21,379
    DCM Shriram Consolidated                                 3,175    3,403
    Dena Bank                                               12,195   20,621
*   Development Credit Bank, Ltd.                           22,854   19,997
    Dewan Housing Finance Corp., Ltd.                        8,991   29,252
*   Dish TV India, Ltd.                                     44,632   56,458
    Divi's Laboratories, Ltd.                                2,878   57,291
    DLF, Ltd.                                               48,011  212,126
    Dr Reddy's Laboratories, Ltd. ADR                        5,899  223,454
    Educomp Solutions, Ltd.                                 10,613   12,772

                                     1383

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
INDIA -- (Continued)
    Eicher Motors, Ltd.                                       2,071 $114,296
    EID Parry India, Ltd.                                    10,009   28,358
    EIH, Ltd.                                                19,189   21,917
    Era Infra Engineering, Ltd.                              11,512   29,293
    Escorts, Ltd.                                             9,996   10,652
*   Essar Oil, Ltd.                                          61,934   87,909
    Essar Ports, Ltd.                                        11,170   18,476
    Exide Industries, Ltd.                                   31,311   77,279
    FAG Bearings India, Ltd.                                    182    4,596
    FDC, Ltd.                                                 3,431    5,730
    Federal Bank, Ltd.                                       27,511  233,606
    Financial Technologies India, Ltd.                        3,882   57,673
*   Fortis Healthcare, Ltd.                                  10,077   18,837
*   Future Retail, Ltd.                                       8,932   24,187
    GAIL India, Ltd.                                         38,572  251,243
*   Gammon Infrastructure Projects, Ltd.                     12,558    2,635
    Gateway Distriparks, Ltd.                                 8,076   18,366
    Gitanjali Gems, Ltd.                                      9,642  110,133
    GlaxoSmithKline Pharmaceuticals, Ltd.                     1,552   65,084
    Glenmark Pharmaceuticals, Ltd.                           11,592  104,796
*   GMR Infrastructure, Ltd.                                 58,488   22,254
    Godfrey Phillips India, Ltd.                                 51    2,283
    Godrej Industries, Ltd.                                  16,308   93,657
    Graphite India, Ltd.                                      5,318    7,686
    Grasim Industries, Ltd.                                   5,183  282,142
    Great Eastern Shipping Co., Ltd. (The)                   13,008   52,445
    Greaves Cotton, Ltd.                                      4,904    6,559
    Gujarat Alkalies & Chemicals, Ltd.                        2,388    7,404
    Gujarat Fluorochemicals, Ltd.                             3,905   21,735
    Gujarat Mineral Development Corp., Ltd.                  12,483   36,266
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.      2,664    3,905
    Gujarat NRE Coke, Ltd.                                   49,906   15,896
    Gujarat State Fertilisers & Chemicals, Ltd.              20,165   20,605
    Gujarat State Petronet, Ltd.                             28,545   35,364
*   GVK Power & Infrastructure, Ltd.                         63,703   11,234
*   Hathway Cable & Datacom, Ltd.                             1,703    8,067
    Havells India, Ltd.                                       5,887   71,971
    HCL Infosystems, Ltd.                                    22,200   16,104
    HCL Technologies, Ltd.                                   17,304  231,045
    HDFC Bank, Ltd.                                          38,000  482,355
    HDFC Bank, Ltd. ADR                                       2,000   84,880
    Hero Motocorp, Ltd.                                       2,207   67,339
*   Hexa Tradex, Ltd.                                         5,313    2,531
    Hexaware Technologies, Ltd.                              34,366   52,548
*   Himachal Futuristic Communications, Ltd.                 88,611   14,721
    Himadri Chemicals & Industries, Ltd.                     21,760    5,440
    Hindalco Industries, Ltd.                               215,098  388,839
*   Hindustan Construction Co., Ltd.                        129,998   33,785
    Hindustan Petroleum Corp., Ltd.                           9,241   52,763
    Hindustan Unilever, Ltd.                                  7,107   76,943
    Honeywell Automation India, Ltd.                            710   32,295
*   Housing Development & Infrastructure, Ltd.               56,075   55,280

                                     1384

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
INDIA -- (Continued)
    HSIL, Ltd.                                               19,048 $ 37,622
    HT Media, Ltd.                                           11,369   22,322
    ICICI Bank, Ltd.                                          9,160  198,292
    ICICI Bank, Ltd. Sponsored ADR                           17,656  826,654
    IDBI Bank, Ltd.                                          42,786   70,163
*   Idea Cellular, Ltd.                                     146,697  363,291
    IDFC, Ltd.                                              142,144  404,522
    IFCI, Ltd.                                               70,683   39,154
    India Cements, Ltd.                                      40,443   62,983
    India Infoline, Ltd.                                     56,463   65,650
    Indian Bank                                              21,645   69,055
    Indian Hotels Co., Ltd.                                  58,430   62,280
    Indian Oil Corp., Ltd.                                   11,712   64,937
    Indian Overseas Bank                                     44,957   53,393
    Indraprastha Gas, Ltd.                                    3,321   18,539
    IndusInd Bank, Ltd.                                      51,899  450,126
    Infosys, Ltd.                                             5,251  217,166
    Infosys, Ltd. Sponsored ADR                               1,610   67,201
    Infotech Enterprises, Ltd.                                1,202    3,904
    ING Vysya Bank, Ltd.                                      7,120   79,955
    Ipca Laboratories, Ltd.                                   5,325   50,167
    IRB Infrastructure Developers, Ltd.                      12,168   26,331
    ITC, Ltd.                                                19,410  118,135
*   IVRCL, Ltd.                                              33,942   12,207
    Jagran Prakashan, Ltd.                                   14,570   24,764
    Jain Irrigation Systems, Ltd.                            62,508   73,375
    Jaiprakash Associates, Ltd.                             206,499  288,397
*   Jaiprakash Power Ventures, Ltd.                          27,569   13,052
    Jammu & Kashmir Bank, Ltd.                                3,646   93,844
    Jaypee Infratech, Ltd.                                      215      148
*   Jet Airways India, Ltd.                                   3,135   36,121
    Jindal Saw, Ltd.                                         26,565   39,326
*   Jindal Stainless, Ltd.                                      282      309
    Jindal Steel & Power, Ltd.                               32,951  186,881
    JM Financial, Ltd.                                       45,037   14,672
    JSW Energy, Ltd.                                         93,328  113,184
    JSW Steel, Ltd.                                          18,599  244,731
*   Jubilant Foodworks, Ltd.                                  1,135   23,408
    Jubilant Life Sciences, Ltd.                              5,040   15,903
    Jyothy Laboratories, Ltd.                                 3,882   12,651
    Kajaria Ceramics, Ltd.                                      392    1,523
    Kakinada Fertilizers, Ltd.                               69,051   14,368
    Kalpataru Power Transmission, Ltd.                        1,245    1,856
    Karnataka Bank, Ltd.                                     25,200   70,054
    Karur Vysya Bank, Ltd.                                    6,700   58,593
    KEC International, Ltd.                                   2,940    2,938
    Kotak Mahindra Bank, Ltd.                                23,660  310,817
    KPIT Cummins Infosystems, Ltd.                           24,990   48,111
*   KSK Energy Ventures, Ltd.                                 4,226    3,747
    Lakshmi Machine Works, Ltd.                                 692   25,676
*   Lanco Infratech, Ltd.                                   138,520   28,892
    Larsen & Toubro, Ltd.                                    10,938  307,899

                                     1385

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
INDIA -- (Continued)
    Lupin, Ltd.                                              12,300 $160,517
    Madras Cements, Ltd.                                     15,000   69,181
*   Mahanagar Telephone Nigam                                21,492    8,026
    Maharashtra Seamless, Ltd.                                6,338   25,587
    Mahindra & Mahindra Financial Services, Ltd.             38,440  163,730
    Mahindra & Mahindra, Ltd.                                11,811  203,359
    Mahindra & Mahindra, Ltd. GDR                            12,272  209,682
    Mahindra Lifespace Developers, Ltd.                       3,460   26,979
    Mangalore Refinery & Petrochemicals, Ltd.                46,650   41,223
    Maruti Suzuki India, Ltd.                                 5,785  179,265
    MAX India, Ltd.                                          16,870   67,932
    McLeod Russel India, Ltd.                                12,761   74,154
    MindTree, Ltd.                                            1,785   26,487
    Monnet Ispat & Energy, Ltd.                               3,882   14,317
    Motherson Sumi Systems, Ltd.                             19,578   71,437
    Motilal Oswal Financial Services, Ltd.                    6,733   10,648
    Mphasis, Ltd.                                            11,064   76,474
    MRF, Ltd.                                                   248   61,727
*   Nagarjuna Oil Refinery, Ltd.                             62,774    4,257
    Natco Pharma, Ltd.                                          319    2,629
    National Aluminium Co., Ltd.                            104,971   68,058
    Nava Bharat Ventures, Ltd.                                1,957    5,964
    Navneet Publications India, Ltd.                          3,710    3,906
    NCC, Ltd.                                                31,522   18,339
    NHPC, Ltd.                                              121,665   49,191
    NIIT Technologies, Ltd.                                   6,924   33,258
    NTPC, Ltd.                                                9,275   27,012
    Oberoi Realty, Ltd.                                         194      877
    Oil & Natural Gas Corp., Ltd.                            19,773  119,869
    Oil India, Ltd.                                           3,393   34,768
*   OMAXE, Ltd.                                              11,350   33,421
    Opto Circuits India, Ltd.                                22,089   23,943
*   Oracle Financial Services Software, Ltd.                  2,009   97,421
    Orchid Chemicals & Pharmaceuticals, Ltd.                  6,451    7,737
    Orient Cement Ltd.                                        9,034    9,659
    Orient Paper & Industries, Ltd.                           9,034    1,184
    Oriental Bank of Commerce                                16,218   81,119
    Orissa Minerals Development Co., Ltd.                       220   10,744
*   Parsvnath Developers, Ltd.                                3,755    2,392
    Peninsula Land, Ltd.                                     10,444    9,228
*   Peter England Fashions and Retail, Ltd.                   1,786    2,006
    Petronet LNG, Ltd.                                       34,000   88,471
    Phoenix Mills, Ltd.                                       5,631   28,362
    Pidilite Industries, Ltd.                                11,464   53,124
*   Pipavav Defence & Offshore Engineering Co., Ltd.         25,205   33,606
    Piramal Enterprises, Ltd.                                13,032  135,308
    Power Grid Corp. of India, Ltd.                          37,509   77,957
    Prestige Estates Projects, Ltd.                             686    2,148
    PTC India, Ltd.                                          36,971   41,282
    Punj Lloyd, Ltd.                                         71,973   72,338
    Punjab National Bank                                      1,815   25,974
    Radico Khaitan, Ltd.                                      6,715   15,490

                                     1386

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
INDIA -- (Continued)
    Rain Commodities, Ltd.                                   12,419 $ 10,338
    Rallis India, Ltd.                                        2,446    6,124
*   Ranbaxy Laboratories, Ltd.                               21,301  179,254
    Raymond, Ltd.                                             6,963   37,612
    Redington India, Ltd.                                    20,505   30,089
    REI Agro, Ltd.                                           71,019   15,522
    Reliance Capital, Ltd.                                   22,668  148,032
    Reliance Communications, Ltd.                           107,504  192,608
    Reliance Industries, Ltd.                                68,163  995,897
    Reliance Industries, Ltd. GDR                             8,680  256,526
    Reliance Infrastructure, Ltd.                             9,563   66,811
*   Reliance Power, Ltd.                                     63,713   84,315
    Rolta India, Ltd.                                        21,070   23,746
    Ruchi Soya Industries, Ltd.                              16,055   20,498
    Rural Electrification Corp., Ltd.                        13,757   57,380
    Sadbhav Engineering, Ltd.                                 4,350    9,298
    Sanofi India, Ltd.                                        1,238   58,078
*   Satyam Computer Services, Ltd.                           56,106  116,217
    Sesa Goa, Ltd.                                           85,295  254,618
*   Shipping Corp. of India, Ltd.                            26,115   20,752
    Shree Cement, Ltd.                                        1,212  101,835
*   Shree Renuka Sugars, Ltd.                                66,795   29,877
    Shriram Transport Finance Co., Ltd.                       7,725  107,538
    Sintex Industries, Ltd.                                  35,352   31,309
    SKF India, Ltd.                                           3,176   32,730
    Sobha Developers, Ltd.                                    5,557   43,052
    South Indian Bank, Ltd.                                 100,340   44,531
    SRF, Ltd.                                                 8,369   26,422
    State Bank of Bikaner & Jaipur                              887    7,124
    State Bank of India                                       4,536  191,873
    State Bank of India GDR                                   2,351  198,881
    Steel Authority of India, Ltd.                           32,423   37,257
*   Sterling Biotech, Ltd.                                   11,381    1,268
    Sterlite Industries India, Ltd.                          34,844   62,921
    Sterlite Industries India, Ltd. ADR                      25,069  181,249
    Sterlite Technologies, Ltd.                              15,181    7,025
    Strides Arcolab, Ltd.                                     6,009   95,391
*   Sun Pharma Advanced Research Co., Ltd.                   11,442   26,334
    Sun Pharmaceutical Industries, Ltd.                       6,511  114,786
    Sun TV Network, Ltd.                                      7,669   59,299
    Supreme Industries, Ltd.                                 13,945   84,929
*   Suzlon Energy, Ltd.                                     194,587   53,352
    Syndicate Bank                                           33,071   74,117
    Tata Chemicals, Ltd.                                     15,664   95,205
    Tata Communications, Ltd.                                 9,010   38,188
    Tata Communications, Ltd. ADR                             5,100   43,044
    Tata Consultancy Services, Ltd.                           4,166  106,471
    Tata Global Beverages, Ltd.                              54,530  148,873
    Tata Motors, Ltd.                                       127,048  701,096
    Tata Power Co., Ltd.                                     61,893  109,101
    Tata Steel, Ltd.                                         40,684  230,276
*   Tata Teleservices Maharashtra, Ltd.                      58,119    9,164

                                     1387

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Tech Mahindra, Ltd.                                       4,865 $    87,405
    Thermax, Ltd.                                             3,559      37,846
*   Timken India, Ltd.                                        1,690       5,013
    Titan Industries, Ltd.                                    9,863      49,662
    Torrent Pharmaceuticals, Ltd.                             2,125      27,360
    Torrent Power, Ltd.                                      10,757      28,257
    Trent, Ltd.                                                 655      13,292
    Triveni Turbine, Ltd.                                    41,519      40,143
    Tube Investments of India, Ltd.                          18,724      55,611
*   TV18 Broadcast, Ltd.                                     35,160      17,436
    TVS Motor Co., Ltd.                                      34,636      25,160
    UCO Bank                                                 28,541      37,050
    Ultratech Cement, Ltd.                                    4,462     158,366
    Unichem Laboratories, Ltd.                                2,817       8,877
    Union Bank of India                                      29,326     133,034
*   Unitech, Ltd.                                           275,150     138,493
    United Phosphorus, Ltd.                                  47,856     126,127
    United Spirits, Ltd.                                     14,414     595,358
*   Vardhman Special Steels, Ltd.                               555         239
    Vardhman Textiles, Ltd.                                   2,777      13,956
    Videocon Industries, Ltd.                                10,131      40,563
    Vijaya Bank                                              34,615      33,852
    Voltas, Ltd.                                             27,567      43,671
    Welspun Corp., Ltd.                                      15,250      14,995
    Wipro, Ltd.                                              18,255     132,294
*   Wockhardt, Ltd.                                           5,875     209,511
    Yes Bank, Ltd.                                           24,521     228,352
    Zee Entertainment Enterprises, Ltd.                      52,912     230,181
*   Zee Learn, Ltd.                                           5,044       1,644
    Zensar Technologies, Ltd.                                 4,461      20,260
                                                                    -----------
TOTAL INDIA                                                          26,490,651
                                                                    -----------
INDONESIA -- (0.9%)
    Adaro Energy Tbk PT                                   1,697,000     215,073
    Adhi Karya Persero Tbk PT                               247,500      75,797
*   Agung Podomoro Land Tbk PT                              395,500      19,313
    AKR Corporindo Tbk PT                                   357,000     189,333
    Alam Sutera Realty Tbk PT                             1,969,500     213,080
    Aneka Tambang Persero Tbk PT                          1,060,000     150,824
    Arwana Citramulia Tbk PT                                 50,000      15,952
    Asahimas Flat Glass Tbk PT                               86,500      74,766
    Astra Agro Lestari Tbk PT                                69,500     126,685
    Astra International Tbk PT                              723,500     547,434
*   Bakrie and Brothers Tbk PT                            5,212,000      26,804
    Bakrie Sumatera Plantations Tbk PT                    1,417,000      13,283
*   Bakrie Telecom Tbk PT                                 4,680,500      24,082
*   Bakrieland Development Tbk PT                         3,393,500      18,192
    Bank Bukopin Tbk PT                                     612,000      57,993
    Bank Central Asia Tbk PT                                256,000     283,359
    Bank Danamon Indonesia Tbk PT                           560,263     371,976
    Bank Mandiri Persero Tbk PT                             561,909     607,889
    Bank Negara Indonesia Persero Tbk PT                  1,030,120     572,891

                                     1388

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
INDONESIA -- (Continued)
*   Bank Pan Indonesia Tbk PT                               1,316,000 $108,465
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT      738,500   92,772
*   Bank Permata Tbk PT                                         1,500      262
    Bank Rakyat Indonesia Persero Tbk PT                      630,500  610,655
    Bank Tabungan Negara Persero Tbk PT                       790,241  121,222
*   Bank Tabungan Pensiunan Nasional Tbk PT                    54,000   29,444
*   Barito Pacific Tbk PT                                     293,000   12,230
    Bayan Resources Tbk PT                                     16,000   13,107
*   Benakat Petroleum Energy Tbk PT                           398,500    6,774
*   Berlian Laju Tanker Tbk PT                                514,666       --
    Bhakti Investama Tbk PT                                 3,518,000  177,633
    Bisi International PT                                     255,500   19,466
    Bumi Serpong Damai PT                                   1,396,000  248,174
    BW Plantation Tbk PT                                      436,500   40,875
*   Central Proteinaprima Tbk PT                            4,938,500   20,318
    Charoen Pokphand Indonesia Tbk PT                         659,000  342,447
    Ciputra Development Tbk PT                              2,037,576  288,916
    Ciputra Surya Tbk PT                                      205,500   70,830
    Citra Marga Nusaphala Persada Tbk PT                      348,000   65,919
*   Darma Henwa Tbk PT                                      3,062,000   15,749
*   Delta Dunia Makmur Tbk PT                               1,339,500   25,806
*   Energi Mega Persada Tbk PT                              6,952,500   97,540
*   Exploitasi Energi Indonesia Tbk PT                      1,212,500   45,527
    Gajah Tunggal Tbk PT                                      407,500  121,727
    Global Mediacom Tbk PT                                  1,254,500  281,008
    Gudang Garam Tbk PT                                        50,000  254,363
*   Hanson International Tbk PT                               744,500   37,560
    Harum Energy Tbk PT                                       224,000   95,787
    Hexindo Adiperkasa Tbk PT                                  75,000   37,455
    Holcim Indonesia Tbk PT                                   435,500  163,666
*   Indah Kiat Pulp & Paper Corp. Tbk PT                      490,500   43,834
    Indika Energy Tbk PT                                      388,000   44,837
    Indo Tambangraya Megah Tbk PT                              25,000   94,593
    Indocement Tunggal Prakarsa Tbk PT                        121,500  330,607
    Indofood CBP Sukses Makmur Tbk PT                          19,000   22,392
    Indofood Sukses Makmur Tbk PT                             675,000  510,906
    Indomobil Sukses Internasional Tbk PT                      91,000   49,681
    Indosat Tbk PT                                             33,500   20,689
    Indosat Tbk PT ADR                                          1,609   47,449
*   Inovisi Infracom Tbk PT                                     2,000    1,309
    Intiland Development Tbk PT                             1,083,000   65,818
    Japfa Comfeed Indonesia Tbk PT                          1,047,500  208,042
    Jasa Marga Persero Tbk PT                                 239,500  165,278
    Kalbe Farma Tbk PT                                      2,130,000  305,096
*   Kawasan Industri Jababeka Tbk PT                        4,335,000  134,039
*   Lippo Cikarang Tbk PT                                      38,500   27,195
    Lippo Karawaci Tbk PT                                   4,388,250  609,908
    Malindo Feedmill Tbk PT                                    60,500   17,441
    Matahari Putra Prima Tbk PT                               520,000  106,551
    Mayora Indah Tbk PT                                       107,000  331,067
    Medco Energi Internasional Tbk PT                         325,000   63,966
    Media Nusantara Citra Tbk PT                              613,000  197,327

                                     1389

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
INDONESIA -- (Continued)
    Mitra Adiperkasa Tbk PT                                  60,500 $    51,408
*   Mitra International Resources Tbk PT                    821,000       5,491
*   Nusantara Infrastructure Tbk PT                         815,000      20,984
    Pabrik Kertas Tjiwi Kimia Tbk PT                        156,500      31,350
    Pakuwon Jati Tbk PT                                   2,408,000     100,374
*   Panin Financial Tbk PT                                4,108,500     101,566
    Pembangunan Perumahan Persero Tbk PT                    475,000      69,515
    Perusahaan Gas Negara Persero Tbk PT                    192,500     123,821
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT   647,500     101,347
*   Polychem Indonesia Tbk PT                               324,500      12,028
    Ramayana Lestari Sentosa Tbk PT                         834,824     123,813
    Resource Alam Indonesia Tbk PT                           57,000      12,345
*   Salim Ivomas Pratama Tbk PT                             192,000      15,813
    Sampoerna Agro PT                                       136,000      27,311
    Semen Indonesia Persero Tbk PT                          133,500     253,013
*   Sentul City Tbk PT                                    5,742,000     168,660
*   Sugih Energy Tbk PT                                     105,000       4,435
    Summarecon Agung Tbk PT                               1,565,500     419,196
    Surya Citra Media Tbk PT                                205,000      59,038
    Surya Semesta Internusa Tbk PT                          600,500      97,792
    Tambang Batubara Bukit Asam Persero Tbk PT              106,000     166,364
    Telekomunikasi Indonesia Persero Tbk PT                   7,000       8,433
    Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR     3,700     177,119
    Tiga Pilar Sejahtera Food Tbk                           669,000      85,437
    Timah Persero Tbk PT                                    380,500      55,679
    Total Bangun Persada Tbk PT                             164,500      18,130
*   Tower Bersama Infrastructure Tbk PT                     102,500      59,618
*   Trada Maritime Tbk PT                                   441,000      65,845
*   Truba Alam Manunggal Engineering PT                   2,841,000      14,610
    Tunas Baru Lampung Tbk PT                               326,500      16,300
    Tunas Ridean Tbk PT                                     537,500      55,888
    Unilever Indonesia Tbk PT                                34,000      91,866
    United Tractors Tbk PT                                  188,924     345,539
    Vale Indonesia Tbk PT                                   589,000     173,365
    Wijaya Karya Persero Tbk PT                             754,500     186,444
    XL Axiata Tbk PT                                        363,500     190,744
                                                                    -----------
TOTAL INDONESIA                                                      13,959,129
                                                                    -----------
IRELAND -- (0.4%)
    Aer Lingus Group P.L.C.                                  17,870      32,473
    Anglo Irish Bank Corp. P.L.C.                           114,377          --
*   Bank of Ireland                                       1,695,892     377,830
*   Bank of Ireland Sponsored ADR                               200       1,822
    C&C Group P.L.C.                                         80,495     500,035
    CRH P.L.C.                                               31,891     686,728
    CRH P.L.C. Sponsored ADR                                 54,717   1,176,963
    DCC P.L.C.                                               16,837     615,877
    Dragon Oil P.L.C.                                        53,618     520,877
*   Elan Corp. P.L.C.                                         9,558     110,635
*   Elan Corp. P.L.C. Sponsored ADR                          23,010     269,217
    FBD Holdings P.L.C.                                       4,734      77,007
    Glanbia P.L.C.                                           11,025     147,702

                                     1390

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
IRELAND -- (Continued)
    Grafton Group P.L.C.                                     31,048 $  216,379
    IFG Group P.L.C.                                          5,297      9,743
*   Independent News & Media P.L.C.                          28,356      1,464
    Irish Continental Group P.L.C.                              408     11,111
*   Kenmare Resources P.L.C.                                 77,286     32,102
    Kerry Group P.L.C. Class A                               14,315    845,171
    Kingspan Group P.L.C.                                    26,745    322,861
    Paddy Power P.L.C.                                        3,536    297,864
    Smurfit Kappa Group P.L.C.                               33,426    496,975
                                                                    ----------
TOTAL IRELAND                                                        6,750,836
                                                                    ----------
ISRAEL -- (0.5%)
*   Africa Israel Investments, Ltd.                          17,946     43,555
*   Africa Israel Properties, Ltd.                            1,443     17,091
*   Airport City, Ltd.                                        1,340      8,224
*   AL-ROV Israel, Ltd.                                         855     23,899
    Amot Investments, Ltd.                                    7,009     19,807
*   AudioCodes, Ltd.                                          7,800     30,985
    Azrieli Group                                             7,977    230,329
*   Bank Hapoalim BM                                        175,549    816,611
*   Bank Leumi Le-Israel BM                                 207,956    739,163
    Bayside Land Corp.                                          119     26,694
    Bezeq The Israeli Telecommunication Corp., Ltd.          68,913    100,097
    Big Shopping Centers 2004, Ltd.                             280      9,230
    Blue Square Real Estate, Ltd.                               248      7,430
    Cellcom Israel, Ltd.                                      4,883     47,756
*   Ceragon Networks, Ltd.                                    2,962     11,516
*   Clal Biotechnology Industries, Ltd.                       8,402     18,083
    Clal Industries, Ltd.                                    16,728     66,475
    Clal Insurance Enterprises Holdings, Ltd.                 4,931     81,880
    Delek Automotive Systems, Ltd.                            7,070     75,898
    Delek Group, Ltd.                                           760    200,376
    Delta-Galil Industries, Ltd.                              1,491     21,901
    DS Apex Holdings, Ltd.                                    1,297      4,722
    Elbit Systems, Ltd. (M3760D101)                             900     37,548
    Elbit Systems, Ltd. (6308913)                             2,679    111,825
    Electra, Ltd.                                               470     57,751
*   Equital, Ltd.                                               537      6,283
*   Evogene, Ltd.                                             1,903     10,505
*   EZchip Semiconductor, Ltd. (M4146Y108)                    1,887     43,042
*   EZchip Semiconductor, Ltd. (6554998)                        586     13,283
*   First International Bank Of Israel, Ltd.                  5,521     80,500
*   Formula Systems 1985, Ltd.                                2,025     42,547
    Frutarom Industries, Ltd.                                 8,502    125,668
*   Gilat Satellite Networks, Ltd.                              760      4,218
*   Given Imaging, Ltd.                                       2,739     43,471
*   Hadera Paper, Ltd.                                          279     16,193
    Harel Insurance Investments & Financial Services, Ltd.    2,579    128,447
    Industrial Buildings Corp.                                4,213      6,337
    Israel Chemicals, Ltd.                                   12,156    144,857
*   Israel Discount Bank, Ltd. Class A                      175,214    294,569
    Ituran Location and Control, Ltd.                         3,383     54,468

                                     1391

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
ISRAEL -- (Continued)
*   Jerusalem Oil Exploration                                  2,245 $   58,829
*   Kamada, Ltd.                                               1,185     13,555
*   Kardan Yazamut                                             3,511        223
    Matrix IT, Ltd.                                            8,590     43,546
*   Mazor Robotics, Ltd.                                       3,869     18,234
    Melisron, Ltd.                                             3,598     74,590
*   Mellanox Technologies, Ltd.                                4,035    211,382
*   Menorah Mivtachim Holdings, Ltd.                           6,823     72,767
    Migdal Insurance & Financial Holding, Ltd.                74,604    122,355
*   Mizrahi Tefahot Bank, Ltd.                                33,773    345,514
*   Naphtha Israel Petroleum Corp., Ltd.                       1,768      8,971
    Neto ME Holdings, Ltd.                                       124      4,687
*   NICE Systems, Ltd. Sponsored ADR                           7,540    267,444
*   Nitsba Holdings 1995, Ltd.                                 4,222     49,019
*   Nova Measuring Instruments, Ltd.                           2,874     25,794
*   Oil Refineries, Ltd.                                     178,646     93,543
*   Ormat Industries                                          19,684    116,971
    Osem Investments, Ltd.                                     3,323     67,281
    Partner Communications Co., Ltd.                           4,388     30,375
    Partner Communications Co., Ltd. ADR                       1,600     11,088
*   Paz Oil Co., Ltd.                                            770    120,152
    Phoenix Holdings, Ltd. (The)                              17,956     54,714
    Plasson Industries, Ltd.                                      42      1,395
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.         368     17,009
    Shikun & Binui, Ltd.                                      33,554     70,280
    Shufersal, Ltd.                                            7,747     28,211
    Strauss Group, Ltd.                                        4,340     63,936
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR        39,637  1,517,701
*   Tower Semiconductor, Ltd.                                  3,963     26,017
*   Union Bank of Israel                                       4,714     17,951
                                                                     ----------
TOTAL ISRAEL                                                          7,376,768
                                                                     ----------
ITALY -- (1.5%)
    A2A SpA                                                  173,339    136,455
    ACEA SpA                                                   8,786     60,165
    Aeroporto di Venezia Marco Polo SpA - SAVE                 1,232     17,949
    Alerion Cleanpower SpA                                     2,885     13,670
    Amplifon SpA                                              20,340    104,796
    Ansaldo STS SpA                                            5,294     54,710
*   Arnoldo Mondadori Editore SpA                             24,039     31,988
*   Ascopiave SpA                                              6,261     11,960
    Assicurazioni Generali SpA                                79,557  1,461,124
    Astaldi SpA                                               10,298     71,169
    Atlantia SpA                                               5,870    104,947
    Autogrill SpA                                             12,573    162,818
    Azimut Holding SpA                                        13,319    247,882
#   Banca Carige SpA                                         218,484    159,029
    Banca Generali SpA                                         5,417    111,797
    Banca IFIS SpA                                             1,654     17,320
#*  Banca Monte dei Paschi di Siena SpA                    1,285,743    362,833
    Banca Piccolo Credito Valtellinese Scarl                  51,777     64,826
    Banca Popolare dell'Emilia Romagna S.c.r.l.               78,329    664,294

                                     1392

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
ITALY -- (Continued)
*   Banca Popolare dell'Etruria e del Lazio                   2,124 $    4,845
#*  Banca Popolare di Milano Scarl                          735,065    492,242
    Banca Popolare di Sondrio SCARL                          61,896    359,262
    Banca Profilo SpA                                        61,003     20,916
    Banco di Desio e della Brianza SpA                        7,525     19,651
*   Banco Popolare                                          359,134    518,793
    BasicNet SpA                                              9,483     20,902
    Brembo SpA                                                7,759    127,094
*   Brioschi Sviluppo Immobiliare SpA                       129,433     16,047
    Buzzi Unicem SpA                                         17,976    275,277
    Cementir Holding SpA                                     16,325     46,008
    CIR-Compagnie Industriali Riunite SpA                    95,822    110,786
    Credito Bergamasco SpA                                    1,348     22,661
    Credito Emiliano SpA                                     19,642    112,413
    Danieli & C Officine Meccaniche SpA                       4,275    109,099
    Datalogic SpA                                             2,581     19,150
    Davide Campari-Milano SpA                                36,106    293,277
    De'Longhi SpA                                             5,495     83,391
    DiaSorin SpA                                              2,217     83,215
*   Ei Towers SpA                                             2,096     73,979
    Enel Green Power SpA                                    144,312    307,849
    Enel SpA                                                122,254    472,802
    Engineering SpA                                             937     38,511
    Eni SpA                                                  43,666  1,042,151
    Eni SpA Sponsored ADR                                    35,048  1,675,645
    ERG SpA                                                  13,974    133,963
    Esprinet SpA                                              6,596     32,081
*   Eurotech SpA                                             11,463     19,352
    Falck Renewables SpA                                     11,517     12,675
    Fiat Industrial SpA                                      25,864    292,064
#*  Fiat SpA                                                176,742  1,059,114
*   Finmeccanica SpA                                        105,670    550,444
*   Fondiaria-Sai SpA                                        67,284    137,323
*   Gemina SpA                                               98,708    188,717
#   Geox SpA                                                 12,742     38,663
    Gruppo Editoriale L'Espresso SpA                         19,872     20,705
    Hera SpA                                                 86,623    176,422
    IMMSI SpA                                                36,255     21,810
    Indesit Co. SpA                                          11,542     90,801
    Industria Macchine Automatiche SpA                        1,478     35,228
*   Intek Group SpA                                         131,121     54,301
    Interpump Group SpA                                      17,064    150,271
    Intesa Sanpaolo SpA                                     720,261  1,308,078
    Intesa Sanpaolo SpA Sponsored ADR                           200      2,158
    Iren SpA                                                 63,964     65,332
    Italcementi SpA                                          17,174    106,627
*   Italmobiliare SpA                                         1,543     31,478
*   Juventus Football Club SpA                              149,340     42,301
*   Landi Renzo SpA                                           9,013     15,055
    Lottomatica Group SpA                                    11,013    280,955
    Luxottica Group SpA                                       1,046     54,177
    Luxottica Group SpA Sponsored ADR                         2,300    119,094

                                     1393

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
ITALY -- (Continued)
#*  Maire Tecnimont SpA                                     105,175 $    50,835
    MARR SpA                                                  3,171      38,248
    Mediaset SpA                                            170,153     440,585
    Mediobanca SpA                                          101,482     645,896
    Mediolanum SpA                                           29,726     200,310
*   Milano Assicurazioni SpA                                164,071     107,452
    Nice SpA                                                  1,842       6,164
    Parmalat SpA                                            139,282     429,557
    Piaggio & C SpA                                          25,772      66,232
*   Pininfarina SpA                                           1,514       5,423
    Pirelli & C. SpA                                         31,874     331,522
*   Prelios SpA                                             165,502      15,883
*   Premafin Finanziaria SpA                                 62,392      14,842
    Prysmian SpA                                             14,297     288,580
#*  RCS MediaGroup SpA                                        8,793       8,534
    Recordati SpA                                            15,638     161,195
    Reply SpA                                                   882      34,241
*   Retelit SpA                                               5,709       3,795
    Sabaf SpA                                                 1,349      16,540
*   Safilo Group SpA                                          6,201     101,629
    Saipem SpA                                                5,595     158,765
*   Saras SpA                                                72,001      95,871
    Snam SpA                                                 58,587     288,314
*   Societa Cattolica di Assicurazioni S.c.r.l.               8,310     163,144
    Societa Iniziative Autostradali e Servizi SpA             9,819      88,953
    Sogefi SpA                                               11,540      33,485
    SOL SpA                                                  11,034      73,350
*   Sorin SpA                                                55,777     156,345
*   Telecom Italia Media SpA                                 35,176       4,899
    Telecom Italia SpA                                      733,354     622,911
    Telecom Italia SpA Sponsored ADR                         48,868     407,559
    Tenaris SA ADR                                            8,006     356,187
    Terna Rete Elettrica Nazionale SpA                       42,552     199,170
*   Tiscali SpA                                              91,625       5,079
    Tod's SpA                                                   719     104,463
    Trevi Finanziaria Industriale SpA                        12,943      99,031
*   UniCredit SpA                                           315,538   1,649,203
    Unione di Banche Italiane SCPA                          201,969     844,678
*   Unipol Gruppo Finanziario SpA                            56,973     195,012
    Vittoria Assicurazioni SpA                                8,898      76,218
*   Yoox SpA                                                  4,630      86,928
    Zignago Vetro SpA                                         1,366       8,599
                                                                    -----------
TOTAL ITALY                                                          23,930,514
                                                                    -----------
JAPAN -- (15.7%)
    77 Bank, Ltd. (The)                                      76,000     451,200
    A&D Co., Ltd.                                             5,400      31,274
    A.S. One Corp.                                            2,700      63,843
#   ABC-Mart, Inc.                                            2,400      89,905
    Accordia Golf Co., Ltd.                                     224     254,489
    Achilles Corp.                                           43,000      61,788
    ADEKA Corp.                                              25,200     226,877

                                     1394

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Aderans Co., Ltd.                                        2,700 $ 45,147
    Advan Co., Ltd.                                            400    5,071
    Advantest Corp.                                          7,800  116,866
    Advantest Corp. ADR                                      3,900   58,461
    Aeon Co., Ltd.                                          44,200  625,755
#   Aeon Delight Co., Ltd.                                   1,500   31,064
    Aeon Fantasy Co., Ltd.                                   3,700   68,531
    Aeon Mall Co., Ltd.                                      1,800   57,952
    Agrex, Inc.                                                600    5,345
    Ahresty Corp.                                            1,700   11,708
    Ai Holdings Corp.                                        8,200   82,026
    Aica Kogyo Co., Ltd.                                     9,000  181,288
    Aichi Bank, Ltd. (The)                                   1,900  108,781
    Aichi Corp.                                              8,300   38,874
    Aichi Steel Corp.                                       33,000  134,883
    Aichi Tokei Denki Co., Ltd.                              7,000   19,110
    Aida Engineering, Ltd.                                  17,000  140,640
    Ain Pharmaciez, Inc.                                     1,000   48,884
    Aiphone Co., Ltd.                                        2,500   40,986
    Air Water, Inc.                                         16,000  259,076
    Airport Facilities Co., Ltd.                            10,300   76,972
    Aisan Industry Co., Ltd.                                10,600  101,816
    Aisin Seiki Co., Ltd.                                    9,500  342,919
    Aizawa Securities Co., Ltd.                                200    1,256
    Ajinomoto Co., Inc.                                     50,000  686,220
#   Akebono Brake Industry Co., Ltd.                        13,200   63,537
    Akita Bank, Ltd. (The)                                  43,000  119,685
    Alconix Corp.                                            2,100   42,052
    Alfresa Holdings Corp.                                   9,300  553,292
    Allied Telesis Holdings KK                              38,200   34,967
    Alpen Co., Ltd.                                          4,500   93,945
    Alpha Systems, Inc.                                      1,080   15,794
    Alpine Electronics, Inc.                                11,100  113,292
    Alps Electric Co., Ltd.                                 45,300  345,332
    Alps Logistics Co., Ltd.                                 2,200   23,785
    Altech Corp.                                               300    3,246
    Amada Co., Ltd.                                         87,000  698,110
    Amano Corp.                                             13,500  144,743
    Amiyaki Tei Co., Ltd.                                        3    9,257
    Amuse, Inc.                                              2,600   61,845
    ANA Holdings, Inc.                                      51,000  111,080
    Anest Iwata Corp.                                        5,000   21,922
    Anritsu Corp.                                           18,000  269,170
    AOC Holdings, Inc.                                      10,500   36,940
    AOI Electronic Co., Ltd.                                 1,100   18,671
    AOKI Holdings, Inc.                                      4,000  123,294
    Aomori Bank, Ltd. (The)                                 47,000  139,948
    Aoyama Trading Co., Ltd.                                14,700  439,890
    Aozora Bank, Ltd.                                       80,000  250,648
    Arakawa Chemical Industries, Ltd.                        3,900   31,775
    Arata Corp.                                              3,000   11,712
    Arcland Sakamoto Co., Ltd.                               5,400  115,485

                                     1395

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Arcs Co., Ltd.                                            7,500 $  148,801
    Argo Graphics, Inc.                                         700     10,480
    Ariake Japan Co., Ltd.                                    2,200     50,554
*   Arisawa Manufacturing Co., Ltd.                           7,000     25,248
    Arnest One Corp.                                          8,300    190,467
*   Arrk Corp.                                                6,600     22,007
    Artnature, Inc.                                             300      5,636
    Asahi Co., Ltd.                                           2,000     33,656
    Asahi Diamond Industrial Co., Ltd.                       10,600    111,092
    Asahi Glass Co., Ltd.                                   144,000  1,131,439
    Asahi Group Holdings, Ltd.                               12,200    303,384
    Asahi Holdings, Inc.                                      3,100     62,757
    Asahi Kasei Corp.                                       102,000    685,680
    Asahi Kogyosha Co., Ltd.                                  6,000     20,035
    Asahi Organic Chemicals Industry Co., Ltd.               15,000     33,990
*   Asanuma Corp.                                             9,000      7,499
    Asatsu-DK, Inc.                                           7,300    186,998
    Asax Co., Ltd.                                                1      2,241
*   Ashimori Industry Co., Ltd.                               8,000     11,827
    Asics Corp.                                               5,000     90,263
    ASKA Pharmaceutical Co., Ltd.                             6,000     44,562
#   ASKUL Corp.                                               2,300     40,921
    Astellas Pharma, Inc.                                     5,600    326,396
    Asunaro Aoki Construction Co., Ltd.                       2,000     10,914
    Atom Corp.                                                  300      1,762
    Atsugi Co., Ltd.                                         29,000     35,435
    Autobacs Seven Co., Ltd.                                 15,900    267,939
    Avex Group Holdings, Inc.                                 4,700    134,168
    Awa Bank, Ltd. (The)                                     49,000    289,729
    Azbil Corp.                                               9,600    207,293
    Bando Chemical Industries, Ltd.                          25,000     77,150
    Bank of Iwate, Ltd. (The)                                 3,200    137,703
    Bank of Kyoto, Ltd. (The)                                44,000    462,933
    Bank of Nagoya, Ltd. (The)                               34,000    161,329
    Bank of Okinawa, Ltd. (The)                               5,500    266,988
    Bank of Saga, Ltd. (The)                                 31,000     78,946
    Bank of the Ryukyus, Ltd.                                10,100    149,091
    Bank of Yokohama, Ltd. (The)                            161,000    979,485
    Belc Co., Ltd.                                            1,500     25,984
    Belluna Co., Ltd.                                         5,950     58,380
    Benefit One, Inc.                                             1      1,385
    Benesse Holdings, Inc.                                    1,200     53,184
#*  Best Denki Co., Ltd.                                     13,000     28,546
#   Bic Camera, Inc.                                            197     86,312
    BML, Inc.                                                 2,200     56,817
    Bookoff Corp.                                             3,500     25,314
    Bridgestone Corp.                                        20,600    777,514
    Brother Industries, Ltd.                                 32,200    368,244
    Bunka Shutter Co., Ltd.                                  11,000     62,714
    CAC Corp.                                                 4,000     41,622
    Calbee, Inc.                                                300     29,660
    Calsonic Kansei Corp.                                    34,000    161,541

                                     1396

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
#   Can Do Co., Ltd.                                             11 $ 20,101
    Canon Electronics, Inc.                                   5,300  107,914
    Canon Marketing Japan, Inc.                              14,100  205,381
    Canon, Inc.                                               6,200  222,980
#   Canon, Inc. Sponsored ADR                                 9,399  338,458
    Capcom Co., Ltd.                                          1,600   26,281
#*  Casio Computer Co., Ltd.                                 41,200  341,355
    Cawachi, Ltd.                                             5,200  117,060
    Central Glass Co., Ltd.                                  64,000  226,358
    Central Japan Railway Co.                                 2,200  265,327
    Central Sports Co., Ltd.                                    400    6,393
    Century Tokyo Leasing Corp.                               9,800  289,264
    Chiba Bank, Ltd. (The)                                   99,000  768,700
*   Chiba Kogyo Bank, Ltd. (The)                             13,800  124,916
    Chino Corp.                                               5,000   11,384
    Chiyoda Co., Ltd.                                         4,900  141,458
    Chiyoda Corp.                                            14,000  143,933
    Chiyoda Integre Co., Ltd.                                 3,700   54,192
    Chori Co., Ltd.                                           3,500   39,505
    Chubu Electric Power Co., Inc.                           11,400  147,585
    Chubu Shiryo Co., Ltd.                                    6,000   34,719
    Chuetsu Pulp & Paper Co., Ltd.                           20,000   30,842
    Chugai Pharmaceutical Co., Ltd.                           2,500   62,243
    Chugai Ro Co., Ltd.                                      14,000   37,119
    Chugoku Bank, Ltd. (The)                                 23,000  401,027
    Chugoku Electric Power Co., Inc. (The)                    9,400  134,922
    Chugoku Marine Paints, Ltd.                              14,000   70,677
    Chukyo Bank, Ltd. (The)                                  26,000   55,066
    Chuo Denki Kogyo Co., Ltd.                                5,100   18,307
    Chuo Spring Co., Ltd.                                     4,000   13,858
    Citizen Holdings Co., Ltd.                               62,600  370,341
    CKD Corp.                                                19,600  143,142
#*  Clarion Co., Ltd.                                        28,000   39,742
    Cleanup Corp.                                             5,100   38,791
    CMIC Holdings Co., Ltd.                                   2,000   43,477
*   CMK Corp.                                                11,500   40,073
#   Coca-Cola Central Japan Co., Ltd.                         6,100   91,956
    Coca-Cola West Co., Ltd.                                 17,000  316,182
    Cocokara fine, Inc.                                       4,300  162,571
    Colowide Co., Ltd.                                        6,000   60,185
    Computer Engineering & Consulting, Ltd.                   6,400   44,860
    COMSYS Holdings Corp.                                    23,600  312,526
    Corona Corp.                                              2,600   29,298
    Cosel Co., Ltd.                                           4,100   47,049
*   Cosmo Oil Co., Ltd.                                     128,000  305,702
#*  Cosmos Initia Co., Ltd.                                   2,200   28,454
    Cosmos Pharmaceutical Corp.                                 900  100,366
    CREATE SD HOLDINGS Co., Ltd.                                200    8,879
    Credit Saison Co., Ltd.                                  23,000  672,787
    CTI Engineering Co., Ltd.                                   200    1,449
    Dai Nippon Printing Co., Ltd.                            81,000  793,123
    Dai Nippon Toryo Co., Ltd.                               15,000   27,567

                                     1397

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Dai-Dan Co., Ltd.                                         9,000 $   47,780
    Dai-Ichi Kogyo Seiyaku Co., Ltd.                          6,000     15,477
    Dai-ichi Life Insurance Co., Ltd. (The)                     129    177,822
#   Dai-ichi Seiko Co., Ltd.                                  3,500     51,344
    Daibiru Corp.                                            10,600    147,800
    Daicel Corp.                                             70,000    564,957
    Daido Kogyo Co., Ltd.                                    11,553     19,676
    Daido Metal Co., Ltd.                                     9,000     71,348
    Daido Steel Co., Ltd.                                    68,000    370,625
    Daidoh, Ltd.                                              4,000     27,512
#*  Daiei, Inc. (The)                                        27,800    109,275
    Daifuku Co., Ltd.                                        21,000    185,847
    Daihatsu Motor Co., Ltd.                                  8,000    158,694
    Daihen Corp.                                             31,000     94,426
*   Daiho Corp.                                               8,000     10,525
#*  Daiichi Chuo KK                                          24,000     31,163
    Daiichi Jitsugyo Co., Ltd.                               12,000     60,552
    Daiichi Sankyo Co., Ltd.                                 21,700    424,598
    Daiichikosho Co., Ltd.                                    1,600     47,578
    Daiken Corp.                                             20,000     54,683
    Daiki Aluminium Industry Co., Ltd.                       10,000     21,894
#   Daikin Industries, Ltd.                                   7,000    281,100
    Daiko Clearing Services Corp.                               400      3,155
    Daikoku Denki Co., Ltd.                                   2,100     55,869
    Daikyo, Inc.                                             51,000    197,237
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  15,000     70,094
*   Dainippon Screen Manufacturing Co., Ltd.                 20,000    103,157
    Dainippon Sumitomo Pharma Co., Ltd.                      17,600    323,265
    Daio Paper Corp.                                         20,000    120,044
    Daisan Bank, Ltd. (The)                                  34,000     61,485
    Daiseki Co., Ltd.                                         9,100    174,340
    Daishi Bank, Ltd. (The)                                  63,000    249,209
    Daishinku Corp.                                           6,000     18,865
    Daiso Co., Ltd.                                          15,000     44,069
    Daisyo Corp.                                              2,500     31,804
    Daito Bank, Ltd. (The)                                   19,000     19,537
    Daito Pharmaceutical Co., Ltd.                            1,100     15,860
    Daito Trust Construction Co., Ltd.                        1,700    164,834
    Daiwa House Industry Co., Ltd.                           46,000  1,039,695
    Daiwa Securities Group, Inc.                            212,000  1,881,002
    Daiwabo Holdings Co., Ltd.                               55,000    103,917
    DC Co., Ltd.                                              1,100      3,672
    DCM Holdings Co., Ltd.                                   18,300    180,678
#   Dena Co., Ltd.                                            2,500     71,215
    Denki Kagaku Kogyo KK                                   109,000    398,770
    Denki Kogyo Co., Ltd.                                    16,000     74,253
    Denso Corp.                                              16,200    726,418
    Dentsu, Inc.                                             10,900    378,921
    Denyo Co., Ltd.                                           5,400     78,236
    Descente, Ltd.                                           11,000     70,925
    DIC Corp.                                                80,000    179,083
#   Disco Corp.                                               2,700    174,482

                                     1398

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Don Quijote Co., Ltd.                                     2,200 $119,878
    Doshisha Co., Ltd.                                        6,000   94,639
    Doutor Nichires Holdings Co., Ltd.                        6,300   89,883
    Dowa Holdings Co., Ltd.                                  24,000  172,021
    Dr Ci:Labo Co., Ltd.                                          7   21,286
    DTS Corp.                                                 3,900   65,203
    Dunlop Sports Co., Ltd.                                   3,300   40,950
    Duskin Co., Ltd.                                         10,700  217,270
    Dwango Co., Ltd.                                             22  111,270
    Eagle Industry Co., Ltd.                                  6,000   58,812
    Earth Chemical Co., Ltd.                                    200    7,071
    East Japan Railway Co.                                    5,400  455,850
    Ebara Corp.                                              83,000  348,501
    Ebara Jitsugyo Co., Ltd.                                    200    2,743
    EDION Corp.                                              26,100  122,238
    Ehime Bank, Ltd. (The)                                   33,000   85,116
    Eidai Co., Ltd.                                           7,000   34,545
    Eighteenth Bank, Ltd. (The)                              39,000  100,546
    Eiken Chemical Co., Ltd.                                  6,200  102,371
    Eisai Co., Ltd.                                           2,100   95,832
    Eizo Corp.                                                4,200   72,729
    Electric Power Development Co., Ltd.                      3,000   85,680
    Elematec Corp.                                            1,652   22,292
    en-japan, Inc.                                                3    5,021
    Enplas Corp.                                              3,500  203,295
*   Enshu, Ltd.                                               3,000    6,268
    EPS Corp.                                                    36   57,051
    ESPEC Corp.                                               5,900   49,041
    Excel Co., Ltd.                                           1,900   19,275
    Exedy Corp.                                               9,700  243,516
    Ezaki Glico Co., Ltd.                                    14,000  157,376
    F&A Aqua Holdings, Inc.                                   2,600   52,062
    F-Tech, Inc.                                              1,300   20,225
    Faith, Inc.                                                  76    9,129
    FALCO SD HOLDINGS Co., Ltd.                                 500    6,318
    FamilyMart Co., Ltd.                                      2,500  114,251
    Fancl Corp.                                              11,500  125,640
    FANUC Corp.                                               1,300  196,238
    Fast Retailing Co., Ltd.                                    400  146,686
    FCC Co., Ltd.                                             6,800  172,389
*   FDK Corp.                                                21,000   18,553
    Felissimo Corp.                                             600    7,245
    Ferrotec Corp.                                           13,000   54,447
    FIDEA Holdings Co., Ltd.                                 25,800   65,555
    Fields Corp.                                              2,100   42,589
    Foster Electric Co., Ltd.                                 4,700   64,140
    FP Corp.                                                  1,100   72,962
    France Bed Holdings Co., Ltd.                            27,000   59,018
*   Fudo Tetra Corp.                                         19,500   38,666
    Fuji Co. Ltd/Ehime                                        2,800   51,348
    Fuji Corp., Ltd.                                          4,000   26,556
    Fuji Electric Co., Ltd.                                 120,000  410,590

                                     1399

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Fuji Electronics Co., Ltd.                                1,500 $   19,009
    Fuji Furukawa Engineering & Construction Co., Ltd.        1,000      2,647
    Fuji Heavy Industries, Ltd.                              76,000  1,434,536
    Fuji Kiko Co., Ltd.                                       4,000     14,125
    Fuji Media Holdings, Inc.                                    94    204,312
    Fuji Oil Co. Ltd/Osaka                                   13,300    210,947
    Fuji Pharma Co., Ltd.                                       900     18,520
    Fuji Seal International, Inc.                             4,300    121,267
    Fuji Soft, Inc.                                           4,400    117,698
    Fujibo Holdings, Inc.                                    23,000     64,597
    Fujicco Co., Ltd.                                         4,000     46,033
    FUJIFILM Holdings Corp.                                  33,500    688,208
    Fujikura Kasei Co., Ltd.                                  5,300     21,954
    Fujikura, Ltd.                                           97,000    363,495
    Fujimi, Inc.                                              3,400     45,473
    Fujimori Kogyo Co., Ltd.                                  2,700     86,224
    Fujitec Co., Ltd.                                        16,000    173,462
    Fujitsu Frontech, Ltd.                                    5,600     37,397
    Fujitsu General, Ltd.                                     7,000     68,428
    Fujitsu, Ltd.                                           179,500    753,914
    FuKoKu Co., Ltd.                                          1,400     13,164
    Fukuda Corp.                                              3,000     12,050
    Fukui Bank, Ltd. (The)                                   45,000     94,319
    Fukuoka Financial Group, Inc.                           104,400    534,081
    Fukushima Bank, Ltd. (The)                               51,000     47,207
    Fukushima Industries Corp.                                1,100     29,875
    Fukuyama Transporting Co., Ltd.                          39,000    217,781
    Funai Consulting, Inc.                                    3,700     28,349
    Furukawa Co., Ltd.                                       73,000     93,804
    Furukawa Electric Co., Ltd.                             159,000    402,362
#   Furukawa-Sky Aluminum Corp.                              18,000     55,703
    Furuno Electric Co., Ltd.                                 1,300     10,305
    Furusato Industries, Ltd.                                 1,500     15,007
    Furuya Metal Co., Ltd.                                      100      2,634
    Fuso Pharmaceutical Industries, Ltd.                     13,000     55,195
*   Futaba Industrial Co., Ltd.                              16,700     77,762
    Fuyo General Lease Co., Ltd.                              3,100    141,144
    G-Tekt Corp.                                              2,100     66,114
    Gakken Holdings Co., Ltd.                                21,000     66,186
    Gecoss Corp.                                              3,400     26,674
    Geo Holdings Corp.                                           73     87,263
    GLOBERIDE, Inc.                                           3,000      4,434
    Glory, Ltd.                                              14,100    387,460
#   GMO internet, Inc.                                        7,900    103,422
    Godo Steel, Ltd.                                         28,000     46,157
    Goldcrest Co., Ltd.                                       6,610    217,434
    Goldwin, Inc.                                            13,000     75,182
    Gourmet Kineya Co., Ltd.                                  3,000     21,227
#   Gree, Inc.                                                3,100     39,734
#   GS Yuasa Corp.                                           63,000    267,081
    GSI Creos Corp.                                          29,000     42,269
#   Gulliver International Co., Ltd.                          9,800     78,757

                                     1400

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Gun-Ei Chemical Industry Co., Ltd.                       10,000 $ 23,419
    Gunma Bank, Ltd. (The)                                   83,000  528,027
    Gunze, Ltd.                                              39,000  101,765
    Gurunavi, Inc.                                              600    8,904
    H-One Co., Ltd.                                           3,700   45,518
    H2O Retailing Corp.                                      22,000  245,139
    Hachijuni Bank, Ltd. (The)                               96,000  653,604
    Hagihara Industries, Inc.                                   500    9,142
    Hakudo Co., Ltd.                                          2,800   22,962
    Hakuhodo DY Holdings, Inc.                                4,270  351,906
    Hakuto Co., Ltd.                                          5,400   55,247
    Hamakyorex Co., Ltd.                                      1,000   35,417
    Hamamatsu Photonics KK                                    4,200  173,165
    Hankyu Hanshin Holdings, Inc.                           105,000  679,901
    Hanwa Co., Ltd.                                          54,000  203,604
    Happinet Corp.                                            5,000   40,001
    Harashin Narus Holdings Co., Ltd.                         2,200   39,337
    Hard Off Corp. Co., Ltd.                                    700    4,722
    Harima Chemicals Group, Inc.                                700    3,383
*   Haseko Corp.                                            151,500  221,326
#   Hazama Ando Corp.                                        41,220   97,172
    Heiwa Corp.                                               5,600  116,253
    Heiwa Real Estate Co., Ltd.                               8,500  216,575
    Heiwado Co., Ltd.                                         9,300  168,121
    HI-LEX Corp.                                                200    4,299
    Hibiya Engineering, Ltd.                                  6,000   58,858
    Hiday Hidaka Corp.                                        2,880   58,399
    Higashi-Nippon Bank, Ltd. (The)                          26,000   65,886
    Higo Bank, Ltd. (The)                                    45,000  305,155
    Hikari Tsushin, Inc.                                      4,000  218,121
    Hino Motors, Ltd.                                        13,000  198,573
    Hioki EE Corp.                                            2,200   35,273
    Hiroshima Bank, Ltd. (The)                              125,000  658,949
    Hisaka Works, Ltd.                                        5,000   46,489
    Hisamitsu Pharmaceutical Co., Inc.                        1,000   58,799
*   Hitachi Cable, Ltd.                                      33,000   57,068
    Hitachi Capital Corp.                                    11,100  276,736
    Hitachi Chemical Co., Ltd.                               14,200  222,608
    Hitachi Construction Machinery Co., Ltd.                  9,200  218,854
    Hitachi High-Technologies Corp.                          12,800  319,760
    Hitachi Koki Co., Ltd.                                   17,900  155,485
    Hitachi Kokusai Electric, Inc.                           10,000  117,768
    Hitachi Medical Corp.                                     6,000   95,474
    Hitachi Metals, Ltd.                                     16,400  169,552
    Hitachi Transport System, Ltd.                            9,400  149,433
    Hitachi Zosen Corp.                                     165,500  275,188
    Hitachi, Ltd.                                            49,000  313,151
    Hitachi, Ltd. ADR                                        10,080  639,072
    Hodogaya Chemical Co., Ltd.                               8,000   18,092
    Hogy Medical Co., Ltd.                                    2,000  123,102
*   Hokkaido Electric Power Co., Inc.                        21,100  267,732
#   Hokkaido Gas Co., Ltd.                                    7,000   18,324

                                     1401

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Hokkan Holdings, Ltd.                                    15,000 $   46,086
    Hokko Chemical Industry Co., Ltd.                         7,000     24,431
    Hokkoku Bank, Ltd. (The)                                 59,000    250,323
    Hokuetsu Bank, Ltd. (The)                                39,000     91,769
#   Hokuetsu Kishu Paper Co., Ltd.                           33,000    146,769
    Hokuhoku Financial Group, Inc.                          276,000    644,070
    Hokuriku Electric Industry Co., Ltd.                     15,000     18,834
    Hokuriku Electric Power Co.                              12,600    185,829
    Hokuto Corp.                                              2,600     50,094
    Honda Motor Co., Ltd.                                    29,200  1,165,152
#   Honda Motor Co., Ltd. Sponsored ADR                      37,467  1,497,931
    Honeys Co., Ltd.                                          2,170     28,147
*   Hoosiers Holdings Co., Ltd.                               1,600     23,881
    Horiba, Ltd.                                              8,200    296,467
    Hoshizaki Electric Co., Ltd.                              4,100    136,554
    Hosiden Corp.                                            20,100    115,087
    Hosokawa Micron Corp.                                     5,000     44,744
    House Foods Corp.                                        17,300    301,687
#   Howa Machinery, Ltd.                                     46,000     60,902
    Hoya Corp.                                               11,900    238,432
    Hyakugo Bank, Ltd. (The)                                 47,000    235,292
    Hyakujushi Bank, Ltd. (The)                              48,000    189,880
    Ibiden Co., Ltd.                                         27,900    489,056
    IBJ Leasing Co., Ltd.                                     3,700    130,075
    Ichibanya Co., Ltd.                                         500     22,313
#   Ichigo Group Holdings Co., Ltd.                             137    141,397
*   Ichikoh Industries, Ltd.                                  6,000      9,021
    ICHINEN HOLDINGS Co., Ltd.                                1,200      8,847
#   Ichiyoshi Securities Co., Ltd.                            5,000     72,712
    Idec Corp.                                                6,400     57,039
    Idemitsu Kosan Co., Ltd.                                  3,500    296,100
    Ihara Chemical Industry Co., Ltd.                        11,000     75,198
    IHI Corp.                                               115,000    428,828
    Iida Home Max                                             4,800     92,071
#   Iino Kaiun Kaisha, Ltd.                                  18,300    127,341
    Imasen Electric Industrial                                3,000     34,902
    Imperial Hotel, Ltd.                                        550     21,434
    Inaba Denki Sangyo Co., Ltd.                              3,900    115,161
    Inaba Seisakusho Co., Ltd.                                3,500     50,607
    Inabata & Co., Ltd.                                      12,900    101,149
    Inageya Co., Ltd.                                         5,200     54,034
    Ines Corp.                                                8,100     61,212
    Information Services International-Dentsu, Ltd.           3,600     42,340
    Innotech Corp.                                            2,100      9,222
    Inpex Corp.                                                 149    721,056
    Intage, Inc.                                                100      2,670
    Internet Initiative Japan, Inc.                           3,000    121,393
    Iriso Electronics Co., Ltd.                               1,000     22,496
    Ise Chemical Corp.                                        3,000     24,954
    Iseki & Co., Ltd.                                        37,000    134,735
    Isetan Mitsukoshi Holdings, Ltd.                         50,600    806,456
*   Ishihara Sangyo Kaisha, Ltd.                             73,000     64,603

                                     1402

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Isuzu Motors, Ltd.                                      72,000 $479,832
    IT Holdings Corp.                                       18,700  280,720
    ITC Networks Corp.                                         200    1,810
    Ito En, Ltd.                                             1,700   40,963
    ITOCHU Corp.                                            48,600  602,613
    Itochu Enex Co., Ltd.                                   13,500   74,388
    Itochu Techno-Solutions Corp.                            3,500  166,556
    Itochu-Shokuhin Co., Ltd.                                  900   33,450
    Itoham Foods, Inc.                                      30,000  137,945
    Itoki Corp.                                             10,000   62,659
    Iwai Cosmo Holdings, Inc.                                3,300   51,219
#*  Iwasaki Electric Co., Ltd.                              16,000   33,651
    Iwatani Corp.                                           25,000  111,643
    Iwatsu Electric Co., Ltd.                               10,000   11,601
    Iyo Bank, Ltd. (The)                                    43,843  459,195
    Izumi Co., Ltd.                                          6,200  167,295
    Izumiya Co., Ltd.                                       15,000   75,056
*   Izutsuya Co., Ltd.                                       9,000   10,101
    J Front Retailing Co., Ltd.                             62,000  520,878
    J-Oil Mills, Inc.                                       21,000   65,269
    Jalux, Inc.                                                800    7,964
#   Jamco Corp.                                              2,000   20,595
#*  Janome Sewing Machine Co., Ltd.                         20,000   17,451
    Japan Airport Terminal Co., Ltd.                         9,100  140,556
    Japan Aviation Electronics Industry, Ltd.               12,000  103,993
    Japan Carlit Co., Ltd.                                     700    4,882
    Japan Cash Machine Co., Ltd.                             4,900   88,459
    Japan Digital Laboratory Co., Ltd.                       4,100   50,565
#   Japan Drilling Co., Ltd.                                   800   53,209
    Japan Electronic Materials Corp.                         2,100    8,413
#   Japan Exchange Group, Inc.                                 500   61,375
    Japan Pulp & Paper Co., Ltd.                            19,000   58,086
*   Japan Radio Co., Ltd.                                    9,000   34,187
    Japan Steel Works, Ltd. (The)                           45,000  228,618
    Japan Tobacco, Inc.                                      8,000  302,410
    Japan Transcity Corp.                                   15,000   59,657
    Japan Vilene Co., Ltd.                                  10,000   50,061
    Japan Wool Textile Co., Ltd. (The)                      13,000  112,150
    JBCC Holdings, Inc.                                      1,200   11,261
    JCU Corp.                                                  100    5,022
*   Jeol, Ltd.                                              17,000   76,420
    JFE Holdings, Inc.                                      36,832  799,693
    JGC Corp.                                                5,000  148,157
    Jidosha Buhin Kogyo Co., Ltd.                            3,000   15,416
    Jimoto Holdings, Inc.                                    7,000   16,953
    JK Holdings Co., Ltd.                                      700    4,831
    JMS Co., Ltd.                                            5,000   19,523
    Joshin Denki Co., Ltd.                                  11,000   98,581
    Joyo Bank, Ltd. (The)                                   82,000  504,053
    JSP Corp.                                                6,600   96,499
    JSR Corp.                                                8,500  195,670
    JTEKT Corp.                                             35,700  364,010

                                     1403

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
#*  Juki Corp.                                               31,000 $ 52,684
    Juroku Bank, Ltd. (The)                                  58,000  246,588
*   Justsystems Corp.                                         8,400   52,038
    JVC Kenwood Corp.                                        28,100   72,760
    JX Holdings, Inc.                                       160,968  874,033
    K's Holdings Corp.                                       10,180  358,879
    kabu.com Securities Co., Ltd.                             5,900   43,236
#   Kadokawa Group Holdings, Inc.                             5,800  182,032
    Kaga Electronics Co., Ltd.                                5,000   40,980
    Kagome Co., Ltd.                                          7,700  138,927
    Kagoshima Bank, Ltd. (The)                               33,000  241,636
    Kajima Corp.                                             86,000  274,607
    Kakaku.com, Inc.                                          4,400  113,749
    Kaken Pharmaceutical Co., Ltd.                            9,000  159,591
    Kakiyasu Honten Co., Ltd.                                 1,200   16,370
    Kameda Seika Co., Ltd.                                    2,100   55,046
    Kamei Corp.                                               7,000   70,895
    Kamigumi Co., Ltd.                                       51,000  478,214
    Kanagawa Chuo Kotsu Co., Ltd.                             7,000   45,943
    Kanamoto Co., Ltd.                                        8,000  184,698
    Kandenko Co., Ltd.                                       28,000  127,223
    Kaneka Corp.                                             62,000  373,497
*   Kanematsu Corp.                                          61,000   84,600
    Kanematsu Electronics, Ltd.                               4,900   60,887
*   Kansai Electric Power Co., Inc. (The)                    22,400  273,668
    Kansai Paint Co., Ltd.                                   27,000  346,460
    Kansai Urban Banking Corp.                               33,000   45,079
*   Kanto Denka Kogyo Co., Ltd.                              12,000   30,720
    Kanto Natural Gas Development, Ltd.                       6,000   40,392
    Kao Corp.                                                 4,600  159,059
#*  Kappa Create Holdings Co., Ltd.                           1,450   27,250
    Kasai Kogyo Co., Ltd.                                     7,000   34,623
    Kasumi Co., Ltd.                                          8,000   57,458
    Katakura Industries Co., Ltd.                             8,100  140,215
    Kato Sangyo Co., Ltd.                                     5,700  121,107
    Kato Works Co., Ltd.                                     15,000   55,142
#   KAWADA TECHNOLOGIES, Inc.                                 2,400   64,425
    Kawai Musical Instruments Manufacturing Co., Ltd.        21,000   38,449
    Kawasaki Heavy Industries, Ltd.                         150,000  478,339
    Kawasaki Kisen Kaisha, Ltd.                             245,000  539,082
    Kawasumi Laboratories, Inc.                               1,000    7,468
    KDDI Corp.                                                9,700  466,447
    Keihan Electric Railway Co., Ltd.                        26,000  111,839
    Keihanshin Building Co., Ltd.                             1,200    9,394
    Keihin Co. Ltd/Minato-Ku Tokyo Japan                      5,000   10,253
    Keihin Corp.                                             13,300  217,487
    Keikyu Corp.                                             14,000  154,928
    Keio Corp.                                               17,000  146,231
    Keisei Electric Railway Co., Ltd.                        22,000  232,602
    Keiyo Bank, Ltd. (The)                                   59,000  362,925
    Keiyo Co., Ltd.                                           6,000   30,343
*   Kenedix, Inc.                                               545  394,596

                                     1404

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Kewpie Corp.                                             17,800 $268,396
    KEY Coffee, Inc.                                          2,800   44,076
    Keyence Corp.                                               452  143,440
    Kikkoman Corp.                                           23,000  436,562
    Kimoto Co., Ltd.                                          4,600   36,735
    Kinden Corp.                                             28,000  204,276
    Kinki Sharyo Co., Ltd.                                    6,000   19,301
#   Kintetsu Corp.                                           59,000  298,434
    Kintetsu World Express, Inc.                              1,600   57,624
    Kinugawa Rubber Industrial Co., Ltd.                     14,000   73,339
    Kirin Holdings Co., Ltd.                                 42,940  751,406
    Kisoji Co., Ltd.                                          2,100   41,750
    Kita-Nippon Bank, Ltd. (The)                              1,700   43,791
    Kitagawa Iron Works Co., Ltd.                            27,000   46,870
    Kitano Construction Corp.                                11,000   24,618
    Kito Corp.                                                2,300   24,445
    Kitz Corp.                                               17,900  103,450
    Kiyo Holdings, Inc.                                     157,000  274,021
    Koa Corp.                                                 7,200   77,567
    Koatsu Gas Kogyo Co., Ltd.                                8,000   43,727
    Kobayashi Pharmaceutical Co., Ltd.                        1,800   98,343
*   Kobe Steel, Ltd.                                        344,000  449,291
    Kohnan Shoji Co., Ltd.                                    6,600   81,066
    Kohsoku Corp.                                             2,200   19,894
    Koito Manufacturing Co., Ltd.                            17,000  328,877
#   Kojima Co., Ltd.                                          8,800   29,982
    Kokusai Co., Ltd.                                           800    5,883
    Kokuyo Co., Ltd.                                         23,900  192,818
    KOMAIHALTEC, Inc.                                        12,000   30,504
    Komatsu Seiren Co., Ltd.                                  4,000   20,637
    Komatsu, Ltd.                                            12,600  345,214
    Komeri Co., Ltd.                                          5,200  161,702
    Konaka Co., Ltd.                                          5,400   74,843
    Konami Corp.                                             14,000  319,362
    Konami Corp. ADR                                          1,900   43,092
    Kondotec, Inc.                                            2,300   14,075
    Konica Minolta, Inc.                                     68,000  480,411
    Konishi Co., Ltd.                                         4,800   89,062
    Kose Corp.                                                7,000  182,839
    Krosaki Harima Corp.                                     10,000   22,608
    KRS Corp.                                                   600    5,981
#   Kubota Corp. Sponsored ADR                                4,000  286,200
*   Kumagai Gumi Co., Ltd.                                   39,000   47,313
#   Kumiai Chemical Industry Co., Ltd.                       14,000   92,737
#   Kura Corp.                                                2,100   37,046
    Kurabo Industries, Ltd.                                  63,000  118,413
    Kuraray Co., Ltd.                                        28,000  425,230
    Kureha Corp.                                             39,000  137,884
    Kurimoto, Ltd.                                           31,000  105,823
    Kurita Water Industries, Ltd.                            19,000  390,049
    Kuroda Electric Co., Ltd.                                 9,100  120,963
    KYB Co., Ltd.                                            48,000  262,307

                                     1405

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Kyocera Corp.                                             2,766 $281,365
    Kyocera Corp. Sponsored ADR                               5,322  539,651
    Kyodo Printing Co., Ltd.                                 17,000   64,486
    Kyodo Shiryo Co., Ltd.                                   26,000   31,762
    Kyoei Steel, Ltd.                                         4,000   76,565
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         11,000  115,345
    Kyokuto Securities Co., Ltd.                              4,700   88,351
    Kyokuyo Co., Ltd.                                        10,000   25,332
    KYORIN Holdings, Inc.                                     9,000  240,478
    Kyoritsu Maintenance Co., Ltd.                            2,400   72,587
    Kyosan Electric Manufacturing Co., Ltd.                  12,000   39,832
    Kyoto Kimono Yuzen Co., Ltd.                              1,300   14,233
    Kyowa Exeo Corp.                                         19,600  231,416
    Kyowa Hakko Kirin Co., Ltd.                              25,000  306,862
    Kyudenko Corp.                                            8,000   37,455
*   Kyushu Electric Power Co., Inc.                          19,000  262,454
    Lasertec Corp.                                            1,700   41,493
    Lawson, Inc.                                              1,000   78,734
    LEC, Inc.                                                 1,400   18,513
*   Leopalace21 Corp.                                        37,200  206,177
    Life Corp.                                                3,900   54,430
    Lintec Corp.                                              9,400  171,154
    Lion Corp.                                               15,000   87,644
    LIXIL Group Corp.                                        24,100  541,800
    Look, Inc.                                                8,000   30,577
    M3, Inc.                                                     27   61,069
    Macnica, Inc.                                             2,900   59,463
#   Macromill, Inc.                                           2,000   28,625
    Maeda Corp.                                              29,000  139,097
    Maeda Road Construction Co., Ltd.                        15,000  226,934
    Maezawa Kyuso Industries Co., Ltd.                        2,600   35,821
    Makino Milling Machine Co., Ltd.                         24,000  142,717
    Makita Corp.                                              4,500  274,491
    Makita Corp. Sponsored ADR                                5,012  301,572
#   Mamiya-Op Co., Ltd.                                       8,000   21,363
    Mandom Corp.                                              3,000  109,855
    Mars Engineering Corp.                                    2,700   60,329
    Marubeni Corp.                                          108,000  775,251
    Marubun Corp.                                             1,800    8,264
    Marudai Food Co., Ltd.                                   27,000   89,627
*   Maruei Department Store Co., Ltd.                         5,000    5,965
    Maruetsu, Inc. (The)                                      8,000   28,648
    Maruha Nichiro Holdings, Inc.                            53,000  105,985
    Marui Group Co., Ltd.                                    54,900  637,261
    Maruka Machinery Co., Ltd.                                  400    5,334
    Marusan Securities Co., Ltd.                             17,800  151,207
    Maruwa Co. Ltd/Aichi                                      3,400  103,548
#   Maruyama Manufacturing Co., Inc.                         14,000   41,046
#*  Maruzen CHI Holdings Co., Ltd.                            3,700   10,387
    Maruzen Showa Unyu Co., Ltd.                             13,000   46,730
    Marvelous AQL, Inc.                                          30   17,014
    Matsuda Sangyo Co., Ltd.                                  5,700   82,596

                                     1406

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Matsui Securities Co., Ltd.                              18,400 $  231,579
    Matsumotokiyoshi Holdings Co., Ltd.                       7,100    203,238
*   Matsuya Co., Ltd.                                         2,000     39,373
    Matsuya Foods Co., Ltd.                                   3,000     49,971
    Max Co., Ltd.                                             7,000     79,871
    Maxvalu Tokai Co., Ltd.                                   1,600     22,005
*   Mazda Motor Corp.                                       305,000  1,045,064
    McDonald's Holdings Co. Japan, Ltd.                       1,900     55,419
    Medipal Holdings Corp.                                   30,400    476,978
*   Megachips Corp.                                           4,700     71,291
    Megmilk Snow Brand Co., Ltd.                             12,300    189,076
    Meidensha Corp.                                          24,000     71,751
    MEIJI Holdings Co., Ltd.                                  8,487    383,137
    Meiko Electronics Co., Ltd.                               1,400      9,870
    Meiko Network Japan Co., Ltd.                               600      8,323
    Meisei Industrial Co., Ltd.                              10,000     45,609
    Meitec Corp.                                              1,500     38,655
    Meito Sangyo Co., Ltd.                                    1,500     15,450
    Meiwa Corp.                                               3,900     16,813
*   Meiwa Estate Co., Ltd.                                    2,200     13,932
    Melco Holdings, Inc.                                      2,200     36,323
    Message Co., Ltd.                                             8     23,679
    Michinoku Bank, Ltd. (The)                               27,000     65,432
    Mie Bank, Ltd. (The)                                     16,000     38,487
    Mikuni Coca-Cola Bottling Co., Ltd.                       4,200     49,784
    Milbon Co., Ltd.                                            330     12,519
    Mimasu Semiconductor Industry Co., Ltd.                   4,300     43,525
    Minato Bank, Ltd. (The)                                  42,000     77,224
    Minebea Co., Ltd.                                        70,000    223,720
    Ministop Co., Ltd.                                        3,500     60,349
    Miraca Holdings, Inc.                                     2,600    129,654
    Mirait Holdings Corp.                                    15,380    166,101
    Misawa Homes Co., Ltd.                                    5,900    105,472
    MISUMI Group, Inc.                                        2,500     76,332
    Mitani Corp.                                              2,700     48,104
    Mito Securities Co., Ltd.                                13,000     79,848
    Mitsuba Corp.                                             5,000     59,320
    Mitsubishi Chemical Holdings Corp.                      187,500    914,460
    Mitsubishi Corp.                                        107,500  1,935,243
    Mitsubishi Electric Corp.                                50,000    476,669
    Mitsubishi Estate Co., Ltd.                              11,000    358,282
    Mitsubishi Gas Chemical Co., Inc.                        82,000    626,926
    Mitsubishi Heavy Industries, Ltd.                       143,500    989,583
*   Mitsubishi Kakoki Kaisha, Ltd.                           13,000     26,614
    Mitsubishi Logistics Corp.                               30,000    536,308
    Mitsubishi Materials Corp.                              153,000    438,866
*   Mitsubishi Motors Corp.                                 133,000    157,110
    Mitsubishi Nichiyu Forklift Co., Ltd.                     7,000     27,428
    Mitsubishi Paper Mills, Ltd.                             62,000     61,255
    Mitsubishi Pencil Co., Ltd.                               3,400     72,000
    Mitsubishi Research Institute, Inc.                         200      4,283
    Mitsubishi Shokuhin Co., Ltd.                             2,100     61,899

                                     1407

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
JAPAN -- (Continued)
    Mitsubishi Steel Manufacturing Co., Ltd.                 34,000 $   72,960
    Mitsubishi Tanabe Pharma Corp.                           26,500    403,100
    Mitsubishi UFJ Financial Group, Inc.                    490,600  3,328,642
    Mitsubishi UFJ Financial Group, Inc. ADR                441,377  2,992,536
    Mitsuboshi Belting Co., Ltd.                             12,000     64,440
    Mitsui & Co., Ltd.                                       79,600  1,096,622
    Mitsui & Co., Ltd. Sponsored ADR                          2,651    725,102
    Mitsui Chemicals, Inc.                                  211,000    488,303
#   Mitsui Engineering & Shipbuilding Co., Ltd.             197,000    364,509
    Mitsui Fudosan Co., Ltd.                                 35,000  1,191,156
    Mitsui High-Tec, Inc.                                     5,600     40,249
    Mitsui Home Co., Ltd.                                     9,000     54,109
    Mitsui Knowledge Industry Co., Ltd.                         221     37,389
    Mitsui Matsushima Co., Ltd.                              36,000     69,762
    Mitsui Mining & Smelting Co., Ltd.                      124,000    279,481
*   Mitsui OSK Lines, Ltd.                                  159,000    662,129
    Mitsui Sugar Co., Ltd.                                   17,000     53,395
#   Mitsui-Soko Co., Ltd.                                    33,000    224,967
*   Mitsumi Electric Co., Ltd.                               26,000    148,963
    Mitsuuroko Holdings Co., Ltd.                             3,800     19,602
    Miura Co., Ltd.                                           5,600    131,834
#*  Miyaji Engineering Group, Inc.                           17,000     29,756
    Miyazaki Bank, Ltd. (The)                                32,000     94,663
    Miyoshi Oil & Fat Co., Ltd.                              18,000     31,291
    Mizuho Financial Group, Inc.                          1,487,255  3,272,640
    Mizuho Financial Group, Inc. ADR                          5,047     22,207
    Mizuno Corp.                                             25,000    106,764
    Mochida Pharmaceutical Co., Ltd.                          6,000     79,779
    Modec, Inc.                                               1,300     37,492
    Monex Group, Inc.                                           480    216,573
    Mori Seiki Co., Ltd.                                     20,000    251,338
    Morinaga & Co., Ltd.                                     27,000     57,911
    Morinaga Milk Industry Co., Ltd.                         42,000    123,736
    Morita Holdings Corp.                                     9,000     76,207
    Morozoff, Ltd.                                            6,000     19,051
    Mory Industries, Inc.                                     2,000      6,298
#   MOS Food Services, Inc.                                   3,200     63,847
    Moshi Moshi Hotline, Inc.                                 4,200     62,204
    Mr Max Corp.                                              8,300     29,322
    MS&AD Insurance Group Holdings                           36,713    985,034
    Murata Manufacturing Co., Ltd.                            6,600    537,462
    Musashi Seimitsu Industry Co., Ltd.                       4,100     99,050
    Musashino Bank, Ltd. (The)                                8,300    352,883
    Mutoh Holdings Co., Ltd.                                  8,000     19,887
    Nabtesco Corp.                                            7,500    165,505
    NAC Co., Ltd.                                               400      7,101
    Nachi-Fujikoshi Corp.                                    25,000    111,735
    Nagaileben Co., Ltd.                                      4,800     82,145
    Nagano Bank, Ltd. (The)                                  15,000     28,351
    Nagase & Co., Ltd.                                       27,300    349,526
    Nagatanien Co., Ltd.                                      3,000     27,013
#   Nagoya Railroad Co., Ltd.                                64,000    198,579

                                     1408

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Nakabayashi Co., Ltd.                                     4,000 $  8,460
    Nakamuraya Co., Ltd.                                      8,917   38,887
#*  Nakayama Steel Works, Ltd.                               26,000   18,978
    Namco Bandai Holdings, Inc.                              18,800  342,657
    Namura Shipbuilding Co., Ltd.                             1,600    8,629
    Nankai Electric Railway Co., Ltd.                        40,000  160,607
    Nanto Bank, Ltd. (The)                                   48,000  211,806
    Natori Co., Ltd.                                            500    4,824
#   NEC Capital Solutions, Ltd.                                 800   29,661
    NEC Corp.                                               333,000  865,069
    NEC Fielding, Ltd.                                        5,300   70,135
#   NEC Mobiling, Ltd.                                        2,800  159,361
    NEC Networks & System Integration Corp.                   5,600  122,789
    NET One Systems Co., Ltd.                                20,800  182,454
    Neturen Co., Ltd.                                         5,400   43,142
*   New Japan Chemical Co., Ltd.                              8,500   23,022
    Nexon Co., Ltd.                                           2,400   29,139
    NGK Insulators, Ltd.                                     26,000  314,266
    NGK Spark Plug Co., Ltd.                                 34,000  573,199
    NHK Spring Co., Ltd.                                     27,000  292,263
    Nice Holdings, Inc.                                      16,000   45,333
    Nichia Steel Works, Ltd.                                  6,000   20,287
    Nichias Corp.                                            18,000  110,000
    Nichiban Co., Ltd.                                        1,000    4,177
    Nichicon Corp.                                           13,100  138,069
    Nichiden Corp.                                            1,800   42,522
    Nichiha Corp.                                             5,100   81,746
#   Nichii Gakkan Co.                                         8,600   87,551
    Nichimo Co., Ltd.                                         7,000   15,121
    Nichirei Corp.                                           48,000  282,376
    Nichireki Co., Ltd.                                       5,000   36,526
    Nidec Copal Corp.                                         2,600   21,438
    Nidec Copal Electronics Corp.                             3,800   18,019
    Nidec Corp.                                               2,208  150,157
    Nidec Corp. ADR                                           4,317   73,130
    Nidec-Tosok Corp.                                         2,200   18,465
    Nifco, Inc.                                               8,000  182,658
    NIFTY Corp.                                                  13   20,392
    Nihon Chouzai Co., Ltd.                                     130    3,434
    Nihon Dempa Kogyo Co., Ltd.                               4,400   43,847
    Nihon Eslead Corp.                                        1,000   13,237
    Nihon Kohden Corp.                                        3,700  142,083
    Nihon M&A Center, Inc.                                    1,600   84,400
    Nihon Nohyaku Co., Ltd.                                   9,000   85,612
    Nihon Parkerizing Co., Ltd.                               9,000  183,323
    Nihon Shokuhin Kako Co., Ltd.                             1,000    3,996
    Nihon Trim Co., Ltd.                                        250   14,122
    Nihon Unisys, Ltd.                                       10,400   89,341
    Nihon Yamamura Glass Co., Ltd.                           19,000   37,662
    Nikkiso Co., Ltd.                                         9,000  127,542
    Nikko Co., Ltd.                                           2,000    7,881
    Nikon Corp.                                               6,400  139,303

                                     1409

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Nintendo Co., Ltd.                                        1,500 $  165,559
    Nippo Corp.                                              13,000    194,821
    Nippon Beet Sugar Manufacturing Co., Ltd.                22,000     41,373
#   Nippon Carbide Industries Co., Inc.                      16,000     77,340
    Nippon Carbon Co., Ltd.                                  22,000     51,527
*   Nippon Chemi-Con Corp.                                   29,000     98,863
*   Nippon Chemical Industrial Co., Ltd.                     16,000     20,027
    Nippon Chutetsukan KK                                     4,000     10,201
    Nippon Coke & Engineering Co., Ltd.                      48,000     62,258
    Nippon Concrete Industries Co., Ltd.                      8,000     26,371
    Nippon Denko Co., Ltd.                                   22,000     77,019
    Nippon Densetsu Kogyo Co., Ltd.                           7,000     78,527
    Nippon Electric Glass Co., Ltd.                          89,000    454,275
    Nippon Express Co., Ltd.                                114,000    593,361
    Nippon Fine Chemical Co., Ltd.                            1,900     13,288
    Nippon Flour Mills Co., Ltd.                             26,000    120,884
    Nippon Formula Feed Manufacturing Co., Ltd.              15,000     19,258
    Nippon Gas Co., Ltd.                                      3,900     48,546
    Nippon Hume Corp.                                         3,000     19,799
    Nippon Jogesuido Sekkei Co., Ltd.                           800     10,835
    Nippon Kanzai Co., Ltd.                                   2,200     36,224
    Nippon Kayaku Co., Ltd.                                  25,000    360,444
*   Nippon Kinzoku Co., Ltd.                                 14,000     17,700
    Nippon Koei Co., Ltd.                                    18,000     70,760
    Nippon Konpo Unyu Soko Co., Ltd.                         12,900    199,183
#*  Nippon Koshuha Steel Co., Ltd.                           20,000     19,516
    Nippon Light Metal Holdings Co., Ltd.                   114,000    134,275
    Nippon Meat Packers, Inc.                                23,000    353,209
    Nippon Paint Co., Ltd.                                   23,000    272,905
#*  Nippon Paper Industries Co., Ltd.                        24,600    368,477
    Nippon Pillar Packing Co., Ltd.                           9,000     73,679
    Nippon Piston Ring Co., Ltd.                             12,000     23,204
    Nippon Road Co., Ltd. (The)                              23,000    137,560
    Nippon Seiki Co., Ltd.                                    8,000    105,597
    Nippon Seisen Co., Ltd.                                   4,000     16,678
#   Nippon Sharyo, Ltd.                                      11,000     56,963
*   Nippon Sheet Glass Co., Ltd.                            243,000    280,118
    Nippon Shinyaku Co., Ltd.                                11,000    170,871
    Nippon Shokubai Co., Ltd.                                32,000    314,845
    Nippon Signal Co., Ltd.                                  10,300     82,924
    Nippon Soda Co., Ltd.                                    31,000    144,390
    Nippon Steel & Sumitomo Metal Corp.                     518,745  1,381,664
    Nippon Steel Trading Co., Ltd.                           13,000     39,272
    Nippon Suisan Kaisha, Ltd.                               42,900     83,253
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       15,000    143,671
    Nippon Telegraph & Telephone Corp.                          900     44,757
    Nippon Telegraph & Telephone Corp. ADR                   12,740    316,844
    Nippon Television Holdings, Inc.                          7,400    130,821
    Nippon Thompson Co., Ltd.                                18,000     89,867
    Nippon Valqua Industries, Ltd.                           16,000     41,296
*   Nippon Yakin Kogyo Co., Ltd.                             27,000     36,948
    Nippon Yusen KK                                         230,000    600,428

                                     1410

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
#   Nipro Corp.                                              22,900 $  228,593
    Nishi-Nippon City Bank, Ltd. (The)                      153,000    510,407
    Nishi-Nippon Railroad Co., Ltd.                          32,000    131,132
    Nishikawa Rubber Co., Ltd.                                  200      3,881
    Nishimatsu Construction Co., Ltd.                        69,000    132,254
#   Nishimatsuya Chain Co., Ltd.                              9,900     98,141
    Nishio Rent All Co., Ltd.                                 4,000     86,880
    Nissan Chemical Industries, Ltd.                         19,100    247,565
    Nissan Motor Co., Ltd.                                  104,300  1,088,089
    Nissan Shatai Co., Ltd.                                  14,000    186,805
    Nissan Tokyo Sales Holdings Co., Ltd.                     3,000     10,354
    Nissei Corp.                                              1,000      8,943
    Nissei Plastic Industrial Co., Ltd.                       3,900     30,913
    Nissen Holdings Co., Ltd.                                 5,800     21,449
#*  Nissha Printing Co., Ltd.                                 6,100     98,570
    Nisshin Fudosan Co.                                       4,400     41,144
    Nisshin Oillio Group, Ltd. (The)                         26,000     91,620
    Nisshin Seifun Group, Inc.                               24,500    316,547
    Nisshin Steel Holdings Co., Ltd.                         15,140    127,412
    Nisshinbo Holdings, Inc.                                 33,000    239,732
    Nissin Corp.                                             17,000     49,931
#   Nissin Electric Co., Ltd.                                12,000     59,713
    Nissin Foods Holdings Co., Ltd.                           1,600     71,768
    Nissin Kogyo Co., Ltd.                                   11,700    258,732
    Nissin Sugar Co., Ltd.                                      900     21,214
    Nissui Pharmaceutical Co., Ltd.                           3,000     36,080
    Nitori Holdings Co., Ltd.                                   650     49,038
    Nitta Corp.                                               4,200     94,111
    Nittetsu Mining Co., Ltd.                                13,000     62,961
*   Nitto Boseki Co., Ltd.                                   32,000    112,870
    Nitto Denko Corp.                                        12,500    821,244
    Nitto Kogyo Corp.                                         6,000     89,398
    Nitto Kohki Co., Ltd.                                     2,500     47,665
    Nittoc Construction Co., Ltd.                             1,500      5,939
#   Nittoku Engineering Co., Ltd.                             2,100     20,798
    NKSJ Holdings, Inc.                                      26,975    684,656
    Noevir Holdings Co., Ltd.                                 2,600     43,126
    NOF Corp.                                                31,000    166,998
    Nohmi Bosai, Ltd.                                         4,000     32,853
    NOK Corp.                                                26,500    382,148
    Nomura Co., Ltd.                                          4,000     28,896
    Nomura Holdings, Inc.                                   136,300  1,113,939
#   Nomura Holdings, Inc. ADR                               119,749    980,744
    Nomura Real Estate Holdings, Inc.                        13,500    362,932
    Nomura Research Institute, Ltd.                           1,800     54,221
    Noritake Co. Ltd/Nagoya Japan                            22,000     59,409
    Noritz Corp.                                              5,200    110,335
    North Pacific Bank, Ltd.                                 61,100    210,375
    NS Solutions Corp.                                        3,400     69,264
*   NS United Kaiun Kaisha, Ltd.                             32,000     59,536
    NSD Co., Ltd.                                             5,400     61,534
    NSK, Ltd.                                                45,000    364,029

                                     1411

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
#   NTN Corp.                                               107,000 $  272,868
    NTT Data Corp.                                               58    183,633
    NTT DOCOMO, Inc.                                            708  1,172,376
    NTT DOCOMO, Inc. Sponsored ADR                            9,600    159,072
    Nuflare Technology, Inc.                                      2     15,570
    Obara Group, Inc.                                         2,900     70,133
    Obayashi Corp.                                           85,000    522,977
    Obayashi Road Corp.                                      10,000     47,986
    OBIC Business Consultants, Ltd.                             800     45,561
    Obic Co., Ltd.                                              970    255,921
    Odakyu Electric Railway Co., Ltd.                        18,000    216,774
    Odelic Co., Ltd.                                            100      4,448
    Oenon Holdings, Inc.                                     13,000     36,675
    Ogaki Kyoritsu Bank, Ltd. (The)                          83,000    308,656
#   Ohara, Inc.                                               1,600     10,938
    Ohashi Technica, Inc.                                       100        898
    Ohsho Food Service Corp.                                    700     20,427
    Oiles Corp.                                               4,320     86,946
    Oita Bank, Ltd. (The)                                    39,000    152,216
    Oji Holdings Corp.                                      118,000    421,188
    Okabe Co., Ltd.                                           9,000     93,287
    Okamoto Industries, Inc.                                 13,000     42,726
    Okamura Corp.                                            13,000     98,560
    Okasan Securities Group, Inc.                            40,000    501,856
*   Oki Electric Industry Co., Ltd.                          69,000    132,800
    Okinawa Electric Power Co., Inc. (The)                    1,900     70,156
#   OKK Corp.                                                21,000     41,659
    OKUMA Corp.                                              29,000    226,994
    Okumura Corp.                                            36,000    145,867
    Okura Industrial Co., Ltd.                               12,000     52,994
    Okuwa Co., Ltd.                                           4,000     43,576
    Olympic Corp.                                             1,500     10,876
*   Olympus Corp.                                             3,500     87,877
    Omron Corp.                                              11,800    372,760
    ONO Sokki Co., Ltd.                                       5,000     25,746
    Onoken Co., Ltd.                                          4,100     42,129
    Onward Holdings Co., Ltd.                                35,000    327,066
    OPT, Inc.                                                   600      6,896
    Optex Co., Ltd.                                           1,300     19,302
    Oracle Corp. Japan                                        1,000     42,841
    Organo Corp.                                             12,000     68,198
    Oriental Land Co., Ltd.                                     800    129,336
    Origin Electric Co., Ltd.                                 6,000     23,389
    Osaka Gas Co., Ltd.                                      54,000    234,037
    Osaka Organic Chemical Industry, Ltd.                     1,400      6,614
    Osaka Steel Co., Ltd.                                     3,300     60,452
    OSAKA Titanium Technologies Co.                           1,700     33,834
    Osaki Electric Co., Ltd.                                  5,000     26,447
    OSG Corp.                                                 6,400     97,375
    Otsuka Corp.                                              1,100    114,031
    Oyo Corp.                                                 3,500     57,366
    Pacific Industrial Co., Ltd.                             10,000     60,890

                                     1412

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Pacific Metals Co., Ltd.                                 33,000 $166,138
    Pack Corp. (The)                                          2,600   52,383
    Pal Co., Ltd.                                             2,300   76,488
    Paltac Corp.                                             10,350  134,544
    PanaHome Corp.                                           15,000  118,072
    Panasonic Corp.                                          88,300  636,367
*   Panasonic Corp. Sponsored ADR                            64,414  462,493
    Panasonic Industrial Devices SUNX Co., Ltd.               5,800   27,372
    Panasonic Information Systems                             1,000   23,574
    Paramount Bed Holdings Co., Ltd.                          3,400  129,039
    Parco Co., Ltd.                                           6,300   82,589
    Paris Miki Holdings, Inc.                                 6,500   35,045
    Park24 Co., Ltd.                                          1,800   36,320
*   Pasco Corp.                                               1,000    4,374
#   Pasona Group, Inc.                                           27   21,580
#   Penta-Ocean Construction Co., Ltd.                       55,000  141,431
    Pigeon Corp.                                              1,400  120,441
    Pilot Corp.                                                  29  118,132
    Piolax, Inc.                                              2,600   73,292
#*  Pioneer Corp.                                            64,500  132,574
    Plenus Co., Ltd.                                          3,300   59,812
#   Point, Inc.                                                 940   45,665
    Pola Orbis Holdings, Inc.                                 4,200  148,735
    Press Kogyo Co., Ltd.                                    20,000  102,312
    Pressance Corp.                                             900   38,194
    Prima Meat Packers, Ltd.                                 27,000   75,001
    Pronexus, Inc.                                            4,500   37,314
    Proto Corp.                                                 900   14,907
    PS Mitsubishi Construction Co., Ltd.                      5,200   26,775
    Raito Kogyo Co., Ltd.                                     9,000   50,513
    Rakuten, Inc.                                             8,700   92,797
*   Rasa Industries, Ltd.                                     4,000    5,544
    Renaissance, Inc.                                           500    3,837
#*  Renesas Electronics Corp.                                33,600   97,795
    Rengo Co., Ltd.                                          48,000  232,389
#*  Renown, Inc.                                              7,000   10,996
    Resona Holdings, Inc.                                   112,700  601,562
    Resorttrust, Inc.                                         4,900  166,968
    Rhythm Watch Co., Ltd.                                   18,000   31,253
    Ricoh Co., Ltd.                                          87,381  972,297
    Ricoh Leasing Co., Ltd.                                   3,900  119,979
    Right On Co., Ltd.                                        1,900   18,867
    Riken Corp.                                              22,000   88,773
    Riken Keiki Co., Ltd.                                     3,000   20,834
    Riken Technos Corp.                                       6,000   17,015
    Riken Vitamin Co., Ltd.                                   1,700   40,967
    Ringer Hut Co., Ltd.                                      2,600   36,817
    Rinnai Corp.                                              1,400  111,322
    Riso Kagaku Corp.                                         2,880   55,069
    Rock Field Co., Ltd.                                      2,800   55,468
    Rohm Co., Ltd.                                           14,000  494,922
    Rohto Pharmaceutical Co., Ltd.                           10,000  140,077

                                     1413

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
JAPAN -- (Continued)
    Rokko Butter Co., Ltd.                                     800 $    5,724
    Roland DG Corp.                                          2,300     33,878
    Round One Corp.                                         26,200    219,606
#   Royal Holdings Co., Ltd.                                 3,700     60,438
    Ryobi, Ltd.                                             28,000     65,693
    Ryoden Trading Co., Ltd.                                 5,000     32,286
    Ryohin Keikaku Co., Ltd.                                 2,500    236,094
    Ryosan Co., Ltd.                                         6,900    125,117
    S Foods, Inc.                                            2,000     20,141
*   Sagami Chain Co., Ltd.                                   5,000     40,822
    Saibu Gas Co., Ltd.                                     41,000     99,952
    Saizeriya Co., Ltd.                                      8,300    117,536
    Sakai Chemical Industry Co., Ltd.                       21,000     66,004
#   Sakai Heavy Industries, Ltd.                             5,000     15,692
    Sakai Ovex Co., Ltd.                                    19,000     30,451
    Sakata INX Corp.                                        12,000     84,805
    Sakata Seed Corp.                                        6,100     83,501
    Sala Corp.                                               3,000     16,109
    San-A Co., Ltd.                                          2,500    122,047
    San-Ai Oil Co., Ltd.                                    11,000     50,506
    San-In Godo Bank, Ltd. (The)                            38,000    324,092
    Sanden Corp.                                            25,000    104,644
    Sanei Architecture Planning Co., Ltd.                    1,300     20,144
    Sangetsu Co., Ltd.                                       5,400    154,838
#*  Sanix, Inc.                                             17,500    105,931
    Sanken Electric Co., Ltd.                               16,000     74,917
    Sanki Engineering Co., Ltd.                             12,000     68,273
    Sanko Marketing Foods Co., Ltd.                              7      7,572
    Sanko Metal Industrial Co., Ltd.                         4,000      9,460
    Sankyo Co., Ltd.                                         6,000    273,465
    Sankyo Seiko Co., Ltd.                                   6,300     24,120
*   Sankyo Tateyama, Inc.                                    6,500    179,394
    Sankyu, Inc.                                            51,000    227,948
    Sanoh Industrial Co., Ltd.                               6,500     46,686
    Sanrio Co., Ltd.                                         2,200    110,464
    Sanshin Electronics Co., Ltd.                            7,000     44,139
    Santen Pharmaceutical Co., Ltd.                          3,100    155,604
    Sanwa Holdings Corp.                                    50,000    303,428
    Sanyo Chemical Industries, Ltd.                         15,000     88,563
#   Sanyo Denki Co., Ltd.                                   10,000     76,114
    Sanyo Housing Nagoya Co., Ltd.                           1,000     14,059
    Sanyo Shokai, Ltd.                                      20,000     60,735
#   Sanyo Special Steel Co., Ltd.                           23,000     93,367
    Sapporo Holdings, Ltd.                                  65,000    295,926
*   Sasebo Heavy Industries Co., Ltd.                       21,000     27,186
    Sata Construction Co., Ltd.                              4,000      3,864
    Sato Holdings Corp.                                      3,900     81,771
    Satori Electric Co., Ltd.                                2,700     14,590
    Sawada Holdings Co., Ltd.                                  400      4,836
    Sawai Pharmaceutical Co., Ltd.                             600     77,506
    Saxa Holdings, Inc.                                      6,000     11,538
    SBI Holdings, Inc.                                      59,430  1,151,222

                                     1414

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Scroll Corp.                                              8,200 $   23,513
    SCSK Corp.                                                4,900    109,192
    Secom Co., Ltd.                                           3,700    206,364
    Sega Sammy Holdings, Inc.                                11,200    294,264
    Seika Corp.                                              16,000     40,786
    Seikagaku Corp.                                           5,700     77,797
*   Seikitokyu Kogyo Co., Ltd.                               11,000     11,080
#   Seiko Epson Corp.                                        32,700    374,884
#   Seiko Holdings Corp.                                     16,000     93,929
    Seino Holdings Co., Ltd.                                 33,000    288,691
    Seiren Co., Ltd.                                         10,500     70,038
    Sekisui Chemical Co., Ltd.                               33,000    415,554
    Sekisui House, Ltd.                                      71,000  1,064,243
    Sekisui Jushi Corp.                                       7,000     97,231
    Sekisui Plastics Co., Ltd.                               13,000     34,288
#   Senko Co., Ltd.                                          33,000    178,922
    Senshu Electric Co., Ltd.                                 1,300     18,554
    Senshu Ikeda Holdings, Inc.                              25,640    135,657
    Senshukai Co., Ltd.                                       6,400     58,752
    Seven & I Holdings Co., Ltd.                             29,900  1,150,138
#*  Sharp Corp.                                             122,000    423,594
    Shibaura Electronics Co., Ltd.                              400      4,990
    Shibusawa Warehouse Co., Ltd. (The)                       8,000     48,550
    Shibuya Kogyo Co., Ltd.                                     700      6,375
    Shidax Corp.                                              1,700      8,964
    Shiga Bank, Ltd. (The)                                   50,000    352,187
#   Shikibo, Ltd.                                            29,000     42,251
    Shikoku Bank, Ltd. (The)                                 35,000    106,907
    Shikoku Chemicals Corp.                                  11,000     81,025
*   Shikoku Electric Power Co., Inc.                         13,500    244,712
    Shima Seiki Manufacturing, Ltd.                           6,100    132,066
    Shimachu Co., Ltd.                                       11,000    290,640
    Shimadzu Corp.                                           48,000    350,734
    Shimamura Co., Ltd.                                         600     75,829
    Shimano, Inc.                                             1,300    113,236
    Shimizu Bank, Ltd. (The)                                  1,800     53,367
    Shimizu Corp.                                           137,000    551,399
    Shimojima Co., Ltd.                                         700      7,160
    Shin Nippon Air Technologies Co., Ltd.                    3,500     20,798
#   Shin-Etsu Chemical Co., Ltd.                              7,100    478,628
    Shin-Etsu Polymer Co., Ltd.                               9,200     34,084
    Shin-Keisei Electric Railway Co., Ltd.                    7,000     27,927
    Shinagawa Refractories Co., Ltd.                         17,000     37,528
    Shindengen Electric Manufacturing Co., Ltd.              22,000     90,339
#   Shinko Electric Industries Co., Ltd.                     15,100    153,975
    Shinko Plantech Co., Ltd.                                 7,800     58,945
    Shinko Shoji Co., Ltd.                                    5,300     51,528
    Shinmaywa Industries, Ltd.                               24,000    195,425
    Shinnihon Corp.                                           4,500     15,860
    Shinsei Bank, Ltd.                                      195,000    547,307
    Shinsho Corp.                                             8,000     15,926
    Shionogi & Co., Ltd.                                     19,900    489,479

                                     1415

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Ship Healthcare Holdings, Inc.                            6,800 $  261,741
    Shiroki Corp.                                            13,000     29,169
    Shiseido Co., Ltd.                                       13,500    193,311
    Shizuoka Bank, Ltd. (The)                                71,000    869,067
    Shizuoka Gas Co., Ltd.                                   11,000     87,213
    SHO-BOND Holdings Co., Ltd.                               2,100     88,634
    Shochiku Co., Ltd.                                        9,000     90,625
    Shoko Co., Ltd.                                           5,000      7,496
#   Showa Aircraft Industry Co., Ltd.                         5,000     71,921
    Showa Corp.                                              12,200    177,115
#   Showa Denko KK                                          340,000    549,013
    Showa Sangyo Co., Ltd.                                   18,000     59,674
    Showa Shell Sekiyu KK                                    43,000    345,122
    Siix Corp.                                                4,500     67,907
    Sinanen Co., Ltd.                                        10,000     40,924
    Sinfonia Technology Co., Ltd.                            20,000     34,104
    Sinko Industries, Ltd.                                    1,900     18,053
    Sintokogio, Ltd.                                          9,900     89,655
    SKY Perfect JSAT Holdings, Inc.                             390    196,217
    SMC Corp.                                                   900    180,425
    SMK Corp.                                                14,000     41,099
    SNT Corp.                                                 8,100     35,546
    Soda Nikka Co., Ltd.                                      3,000     12,594
    Sodick Co., Ltd.                                         11,700     70,504
    Softbank Corp.                                           16,196    803,223
    Software Service, Inc.                                      100      4,192
    Sogo Medical Co., Ltd.                                    1,300     57,286
    Sohgo Security Services Co., Ltd.                        13,900    222,297
    Sojitz Corp.                                            294,700    462,703
    Sony Corp.                                               23,600    387,937
    Sony Corp. Sponsored ADR                                 52,202    857,679
    Sony Financial Holdings, Inc.                             7,700    108,778
    Sotetsu Holdings, Inc.                                   48,000    186,811
    Space Co., Ltd.                                             600      5,577
    Square Enix Holdings Co., Ltd.                           14,100    173,285
    SRA Holdings                                              1,200     13,707
    ST Corp.                                                  1,500     15,342
    St Marc Holdings Co., Ltd.                                1,600     78,499
    Stanley Electric Co., Ltd.                               18,100    347,150
    Star Micronics Co., Ltd.                                  8,400     97,629
    Start Today Co., Ltd.                                     6,000     90,844
    Starts Corp., Inc.                                        1,000     11,436
    Starzen Co., Ltd.                                        12,000     32,925
    Stella Chemifa Corp.                                      2,500     49,568
    Studio Alice Co., Ltd.                                      800     12,296
    Sugi Holdings Co., Ltd.                                   1,400     53,732
    Sumco Corp.                                              21,700    227,783
    Sumikin Bussan Corp.                                     19,000     62,083
    Suminoe Textile Co., Ltd.                                13,000     39,629
    Sumitomo Bakelite Co., Ltd.                              48,000    194,788
    Sumitomo Chemical Co., Ltd.                             177,355    593,905
#   Sumitomo Corp.                                           85,900  1,075,385

                                     1416

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Sumitomo Densetsu Co., Ltd.                               1,600 $   24,559
    Sumitomo Electric Industries, Ltd.                       54,300    722,117
    Sumitomo Forestry Co., Ltd.                              28,000    333,746
    Sumitomo Heavy Industries, Ltd.                         125,000    556,593
    Sumitomo Light Metal Industries, Ltd.                    98,000    101,768
    Sumitomo Metal Mining Co., Ltd.                          63,000    881,957
#*  Sumitomo Mitsui Construction Co., Ltd.                   23,700     24,127
    Sumitomo Mitsui Financial Group, Inc.                    91,183  4,309,976
    Sumitomo Mitsui Trust Holdings, Inc.                    224,440  1,127,925
    Sumitomo Osaka Cement Co., Ltd.                          96,000    287,776
    Sumitomo Pipe & Tube Co., Ltd.                            7,300     71,538
    Sumitomo Precision Products Co., Ltd.                     7,000     30,275
    Sumitomo Real Estate Sales Co., Ltd.                      1,100     76,544
    Sumitomo Realty & Development Co., Ltd.                   5,000    236,307
    Sumitomo Rubber Industries, Ltd.                          8,500    156,953
    Sumitomo Seika Chemicals Co., Ltd.                       14,000     53,341
    Sumitomo Warehouse Co., Ltd. (The)                       30,000    214,938
    Sun-Wa Technos Corp.                                      3,400     30,499
    Sundrug Co., Ltd.                                         1,600     70,366
    Suruga Bank, Ltd.                                        37,000    654,608
    Suzuken Co. Ltd/Aichi Japan                              13,600    529,590
    Suzuki Motor Corp.                                       19,000    488,227
*   SWCC Showa Holdings Co., Ltd.                            45,000     46,736
#*  SxL Corp.                                                 4,000      7,151
    Sysmex Corp.                                              2,200    141,879
    Systena Corp.                                             2,400     20,994
    T Hasegawa Co., Ltd.                                      3,600     53,091
    T RAD Co., Ltd.                                          14,000     40,074
    T&D Holdings, Inc.                                       77,100    898,079
    Tachi-S Co., Ltd.                                         4,800     88,637
    Tachibana Eletech Co., Ltd.                               2,600     25,228
    Tact Home Co., Ltd.                                          22     45,196
    Tadano, Ltd.                                             18,000    225,318
    Taihei Dengyo Kaisha, Ltd.                                6,000     36,563
    Taihei Kogyo Co., Ltd.                                   12,000     42,514
    Taiheiyo Cement Corp.                                   119,000    309,056
#   Taiheiyo Kouhatsu, Inc.                                  10,000     13,489
    Taiho Kogyo Co., Ltd.                                     6,900     88,755
    Taikisha, Ltd.                                            5,600    126,906
    Taiko Bank, Ltd. (The)                                    1,000      2,702
    Taisei Corp.                                            160,000    534,405
    Taisei Lamick Co., Ltd.                                   1,100     27,713
    Taiyo Nippon Sanso Corp.                                 54,000    358,816
    Taiyo Yuden Co., Ltd.                                    23,200    336,058
#   Takagi Securities Co., Ltd.                               6,000     27,520
    Takamatsu Construction Group Co., Ltd.                    5,000     76,133
    Takano Co., Ltd.                                            600      2,865
    Takaoka Toko Holdings Co., Ltd.                           1,980     26,967
    Takara Holdings, Inc.                                    32,000    274,569
    Takara Leben Co., Ltd.                                    8,300    170,863
    Takara Standard Co., Ltd.                                21,000    164,784
    Takasago International Corp.                             13,000     69,389

                                     1417

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Takasago Thermal Engineering Co., Ltd.                   12,200 $ 96,256
#   Takashima & Co., Ltd.                                    16,000   48,603
    Takashimaya Co., Ltd.                                    57,000  673,761
    Takata Corp.                                              8,000  153,906
    Take And Give Needs Co., Ltd.                               102   21,034
    Takeda Pharmaceutical Co., Ltd.                          10,000  549,018
    Takeei Corp.                                              1,800   74,741
    Takeuchi Manufacturing Co., Ltd.                          3,300   76,382
    Takihyo Co., Ltd.                                         5,000   22,549
    Takiron Co., Ltd.                                        10,000   36,085
    Takisawa Machine Tool Co., Ltd.                          14,000   26,915
    Takuma Co., Ltd.                                          9,000   54,609
    Tamron Co., Ltd.                                          3,700   81,156
    Tamura Corp.                                             19,000   39,406
    Tanseisha Co., Ltd.                                       4,000   20,215
    Tatsuta Electric Wire and Cable Co., Ltd.                15,000  107,264
    Tayca Corp.                                               5,000   15,192
    Tbk Co., Ltd.                                             7,000   42,073
#   TDK Corp.                                                11,000  402,233
    TDK Corp. Sponsored ADR                                   7,012  256,289
    Teijin, Ltd.                                            222,000  534,853
    Teikoku Electric Manufacturing Co., Ltd.                  1,300   24,721
    Teikoku Sen-I Co., Ltd.                                   6,000   57,168
    Teikoku Tsushin Kogyo Co., Ltd.                           2,000    4,196
*   Tekken Corp.                                             24,000   33,322
    Terumo Corp.                                              3,300  163,945
    THK Co., Ltd.                                            19,200  404,375
    TKC Corp.                                                 3,800   67,225
*   Toa Corp.                                                33,000   50,827
    Toa Oil Co., Ltd.                                         6,000    7,260
    TOA ROAD Corp.                                            8,000   43,780
    Toabo Corp.                                               9,000    7,403
    Toagosei Co., Ltd.                                       49,000  211,221
*   Tobishima Corp.                                          20,000   26,266
    Tobu Railway Co., Ltd.                                   33,000  191,837
    Tobu Store Co., Ltd.                                     10,000   27,616
    TOC Co., Ltd.                                            16,400  129,429
    Tocalo Co., Ltd.                                          2,800   41,003
    Tochigi Bank, Ltd. (The)                                 22,000   89,192
    Toda Corp.                                               44,000  129,735
    Toda Kogyo Corp.                                          6,000   20,048
    Toei Animation Co., Ltd.                                  1,900   46,386
    Toei Co., Ltd.                                           15,000  111,354
    Toenec Corp.                                              7,000   31,708
    Toho Bank, Ltd. (The)                                    45,000  141,063
    Toho Co. Ltd/Kobe                                         6,000   21,747
    Toho Co., Ltd.                                            5,200  115,621
    Toho Gas Co., Ltd.                                       25,000  149,058
    Toho Holdings Co., Ltd.                                   9,500  217,928
#   Toho Titanium Co., Ltd.                                   2,800   24,061
    Toho Zinc Co., Ltd.                                      30,000  112,234
    Tohoku Bank, Ltd. (The)                                  19,000   32,170

                                     1418

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
*   Tohoku Electric Power Co., Inc.                          14,500 $  155,302
    Tohokushinsha Film Corp.                                    400      3,962
    Tokai Carbon Co., Ltd.                                   45,000    152,004
    Tokai Corp/Gifu                                           1,300     39,740
    TOKAI Holdings Corp.                                      9,200     29,975
    Tokai Lease Co., Ltd.                                     2,000      3,986
    Tokai Rika Co., Ltd.                                     11,300    228,964
    Tokai Rubber Industries, Ltd.                             7,600     85,336
    Tokai Tokyo Financial Holdings, Inc.                     51,000    463,796
    Token Corp.                                               1,300     83,803
    Tokio Marine Holdings, Inc.                              45,200  1,436,441
    Tokio Marine Holdings, Inc. ADR                           1,000     31,850
#*  Toko, Inc.                                               22,000     65,177
    Tokushu Tokai Paper Co., Ltd.                            22,000     48,211
#   Tokuyama Corp.                                           75,000    201,818
    Tokyo Broadcasting System Holdings, Inc.                  8,600    136,162
    Tokyo Dome Corp.                                         35,000    270,418
*   Tokyo Electric Power Co., Inc.                           38,188    169,043
    Tokyo Electron Device, Ltd.                                   6      9,684
    Tokyo Electron, Ltd.                                     17,400    890,605
    Tokyo Energy & Systems, Inc.                              6,000     29,409
    Tokyo Gas Co., Ltd.                                      39,000    222,618
#   Tokyo Keiki, Inc.                                        12,000     26,566
    Tokyo Rakutenchi Co., Ltd.                                7,000     36,580
#*  Tokyo Rope Manufacturing Co., Ltd.                       27,000     36,636
    Tokyo Sangyo Co., Ltd.                                    4,000     12,852
    Tokyo Seimitsu Co., Ltd.                                  6,900    151,865
    Tokyo Steel Manufacturing Co., Ltd.                      27,700    113,061
    Tokyo Tatemono Co., Ltd.                                102,000    945,340
    Tokyo Tekko Co., Ltd.                                    12,000     47,357
    Tokyo Theatres Co., Inc.                                 21,000     43,111
    Tokyo Tomin Bank, Ltd. (The)                              7,826    109,188
#   Tokyotokeiba Co., Ltd.                                   31,000    161,424
    Tokyu Community Corp.                                     2,000    103,829
*   Tokyu Construction Co., Ltd.                             30,830     74,393
    Tokyu Corp.                                              35,000    277,554
    Tokyu Land Corp.                                         88,000  1,081,965
    Tokyu Livable, Inc.                                       3,500     85,814
    Toli Corp.                                               17,000     38,273
    Tomato Bank, Ltd.                                        11,000     21,365
    Tomen Devices Corp.                                         100      1,824
    Tomen Electronics Corp.                                   1,700     22,074
    Tomoe Corp.                                               9,500     38,082
    Tomoe Engineering Co., Ltd.                               2,100     43,164
    Tomoku Co., Ltd.                                         21,000     66,646
    TOMONY Holdings, Inc.                                    29,000    119,274
    Tomy Co., Ltd.                                           19,300     96,296
    Tonami Holdings Co., Ltd.                                16,000     36,630
    TonenGeneral Sekiyu KK                                   14,000    141,476
    Topcon Corp.                                             12,700    142,100
    Toppan Forms Co., Ltd.                                   11,400    107,017
    Toppan Printing Co., Ltd.                                80,000    609,558

                                     1419

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Topre Corp.                                                9,700 $   90,476
    Topy Industries, Ltd.                                     43,000    100,344
    Toray Industries, Inc.                                    29,000    203,885
#   Toridoll.corp                                              4,800     64,677
    Torishima Pump Manufacturing Co., Ltd.                     9,100     74,044
    Tosei Corp.                                                   47     56,921
    Toshiba Corp.                                             35,000    192,996
    Toshiba Machine Co., Ltd.                                 21,000    128,416
    Toshiba Plant Systems & Services Corp.                     5,000     67,701
    Toshiba TEC Corp.                                         28,000    165,453
    Tosho Printing Co., Ltd.                                  11,000     34,619
    Tosoh Corp.                                              113,000    372,696
    Totetsu Kogyo Co., Ltd.                                    6,000    100,323
#   TOTO, Ltd.                                                25,000    259,283
    Tottori Bank, Ltd. (The)                                  13,000     28,597
    Touei Housing Corp.                                        3,545     75,048
    Towa Bank, Ltd. (The)                                     53,000     61,445
    Towa Corp.                                                 4,000     24,697
    Towa Pharmaceutical Co., Ltd.                              1,800     89,297
    Toyo Construction Co., Ltd.                                6,400     19,375
    Toyo Corp.                                                 5,300     76,240
#   Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd.   8,000     27,387
    Toyo Engineering Corp.                                    22,000    105,274
    Toyo Ink SC Holdings Co., Ltd.                            42,000    195,952
#   Toyo Kanetsu KK                                           27,000     92,340
    Toyo Kohan Co., Ltd.                                       9,000     29,735
#   Toyo Securities Co., Ltd.                                 21,000     86,605
    Toyo Seikan Group Holdings, Ltd.                          33,100    453,612
    Toyo Suisan Kaisha, Ltd.                                   9,000    305,869
#   Toyo Tanso Co., Ltd.                                       2,500     54,673
    Toyo Tire & Rubber Co., Ltd.                              41,000    220,631
    Toyo Wharf & Warehouse Co., Ltd.                          10,000     21,986
    Toyobo Co., Ltd.                                         180,000    314,141
    Toyoda Gosei Co., Ltd.                                    13,300    345,173
    Toyota Boshoku Corp.                                      12,600    181,107
    Toyota Motor Corp.                                        19,055  1,105,911
    Toyota Motor Corp. Sponsored ADR                          50,053  5,821,164
    Toyota Tsusho Corp.                                       24,700    687,933
#   TPR Co., Ltd.                                              4,700     84,207
    Trancom Co., Ltd.                                          2,000     57,672
    Transcosmos, Inc.                                          5,800     81,012
    Trend Micro, Inc.                                          2,600     72,896
    Trusco Nakayama Corp.                                      6,100    126,070
    TS Tech Co., Ltd.                                          8,900    270,269
    TSI Holdings Co., Ltd.                                    18,445    136,130
    Tsubakimoto Chain Co.                                     36,000    192,909
#*  Tsudakoma Corp.                                           12,000     26,051
    Tsugami Corp.                                             15,000     77,137
    Tsukishima Kikai Co., Ltd.                                 6,000     56,495
    Tsukuba Bank, Ltd. (The)                                  14,200     70,215
#   Tsukui Corp.                                               1,000     14,882
    Tsumura & Co.                                              5,200    169,914

                                     1420

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Tsuruha Holdings, Inc.                                    2,500 $243,615
    Tsurumi Manufacturing Co., Ltd.                           4,000   34,899
    Tv Tokyo Holdings Corp.                                     600    8,256
    U-Shin, Ltd.                                              6,200   45,469
    Ube Industries, Ltd.                                    210,000  424,600
    Ube Material Industries, Ltd.                             8,000   19,239
    Uchida Yoko Co., Ltd.                                     8,000   25,074
    UKC Holdings Corp.                                        2,700   63,182
*   Ulvac, Inc.                                              10,500   82,131
    Unicharm Corp.                                            1,800  116,391
    Union Tool Co.                                            3,600   79,675
    Unipres Corp.                                             6,000  133,542
*   Unitika, Ltd.                                           105,000   68,900
    Universal Entertainment Corp.                               300    7,528
    UNY Group Holdings Co., Ltd.                             55,900  397,842
*   Usen Corp.                                                7,870   12,689
    Ushio, Inc.                                              21,500  219,066
    USS Co., Ltd.                                               660   84,668
    Utoc Corp.                                                2,600    9,092
    Valor Co., Ltd.                                           7,100  134,354
    Vital KSK Holdings, Inc.                                  7,300   66,034
    VT Holdings Co., Ltd.                                       800    9,861
    Wacoal Holdings Corp.                                    25,000  276,055
*   Wakachiku Construction Co., Ltd.                         18,000   21,098
    Wakita & Co., Ltd.                                        3,000   37,520
    Warabeya Nichiyo Co., Ltd.                                3,200   54,393
    WATAMI Co., Ltd.                                          1,600   29,189
#   Weathernews, Inc.                                           300    7,353
    Welcia Holdings Co., Ltd.                                   900   47,318
    Wellnet Corp.                                               600    6,370
    West Japan Railway Co.                                    6,400  309,647
    Wood One Co., Ltd.                                        7,000   23,082
    Wowow, Inc.                                                   3    8,695
    Xebio Co., Ltd.                                           5,100  120,222
    Yachiyo Bank, Ltd. (The)                                  3,500  130,587
    Yahagi Construction Co., Ltd.                             5,000   21,934
    Yahoo Japan Corp.                                           133   66,831
    Yaizu Suisankagaku Industry Co., Ltd.                       500    4,524
    Yakult Honsha Co., Ltd.                                   1,900   82,818
    YAMABIKO Corp.                                            1,100   31,426
#   Yamada Denki Co., Ltd.                                   12,420  599,370
    Yamagata Bank, Ltd. (The)                                30,000  148,806
    Yamaguchi Financial Group, Inc.                          47,000  510,414
    Yamaha Corp.                                             36,400  390,337
    Yamaha Motor Co., Ltd.                                   26,700  372,476
    Yamanashi Chuo Bank, Ltd. (The)                          26,000  120,650
    Yamatane Corp.                                           21,000   45,111
    Yamato Holdings Co., Ltd.                                29,700  572,911
    Yamato International, Inc.                                  600    2,771
    Yamato Kogyo Co., Ltd.                                    8,700  287,748
    Yamaya Corp.                                                400    6,533
    Yamazaki Baking Co., Ltd.                                19,000  248,643

                                     1421

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- ------------
JAPAN -- (Continued)
    Yamazen Corp.                                          13,000 $     82,790
    Yaoko Co., Ltd.                                         1,100       47,883
    Yaskawa Electric Corp.                                 19,000      232,478
#   Yasuda Warehouse Co., Ltd. (The)                        4,900       58,291
    Yellow Hat, Ltd.                                        3,300       66,123
    Yodogawa Steel Works, Ltd.                             24,000       90,739
    Yokogawa Bridge Holdings Corp.                          7,000       73,639
    Yokogawa Electric Corp.                                31,900      324,392
    Yokohama Reito Co., Ltd.                                8,400       75,695
    Yokohama Rubber Co., Ltd. (The)                        41,000      538,394
    Yokowo Co., Ltd.                                        3,300       19,298
    Yomiuri Land Co., Ltd.                                  7,000       71,873
    Yorozu Corp.                                            4,600       76,882
    Yoshinoya Holdings Co., Ltd.                               64       74,591
    Yuasa Trading Co., Ltd.                                40,000       84,638
    Yuken Kogyo Co., Ltd.                                   9,000       21,336
    Yurtec Corp.                                            7,000       21,944
    Yusen Logistics Co., Ltd.                               5,100       53,699
    Yushiro Chemical Industry Co., Ltd.                     1,900       18,332
    Zappallas, Inc.                                             3        2,944
    Zenrin Co., Ltd.                                        3,700       47,822
    Zensho Holdings Co., Ltd.                               3,400       45,080
    Zeon Corp.                                             25,000      269,179
                                                                  ------------
TOTAL JAPAN                                                        247,443,632
                                                                  ------------
MALAYSIA -- (0.9%)
    Aeon Co. M Bhd                                         30,000      142,913
    Affin Holdings Bhd                                     84,300       98,163
    AirAsia BHD                                           242,300      233,535
    Alliance Financial Group Bhd                          229,200      336,092
    AMMB Holdings Bhd                                     148,200      326,449
    APM Automotive Holdings Bhd                            47,200       79,148
    Axiata Group Bhd                                      136,425      303,734
    Batu Kawan BHD                                         27,600      165,285
    Benalec Holdings BHD                                   48,100       18,357
    Berjaya Corp. Bhd                                     407,600       69,697
    Berjaya Land Bhd                                       76,000       20,463
    Berjaya Sports Toto Bhd                                53,330       73,622
    BIMB Holdings Bhd                                      71,100       82,080
    Boustead Holdings Bhd                                 112,704      189,722
    British American Tobacco Malaysia Bhd                   3,400       70,808
    Bursa Malaysia Bhd                                     18,100       42,562
    Cahya Mata Sarawak Bhd                                 14,900       16,368
    Carlsberg Brewery Malaysia Bhd Class B                  8,600       42,217
    CB Industrial Product Holding Bhd                      51,400       42,249
    CIMB Group Holdings Bhd                                94,400      240,319
    Coastal Contracts Bhd                                  10,500        6,907
    CSC Steel Holdings Bhd                                 47,300       19,141
    Dayang Enterprise Holdings Bhd                         36,293       42,005
    Dialog Group BHD                                      193,779      151,090
    DiGi.Com Bhd                                           61,000       93,068
    DRB-Hicom Bhd                                         258,300      213,322

                                     1422

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
MALAYSIA -- (Continued)
    Dutch Lady Milk Industries BHD                            2,400 $ 36,538
    Eastern & Oriental Bhd                                  155,100   84,144
    ECM Libra Financial Group Bhd                                25        6
    Evergreen Fibreboard Bhd                                  9,000    1,465
    Faber Group BHD                                          52,400   26,067
    Gamuda Bhd                                              277,000  370,814
    Genting Bhd                                             104,800  361,940
    Genting Malaysia Bhd                                    376,500  465,723
    Genting Plantations Bhd                                  47,900  134,840
    Globetronics Technology BHD                               9,000    5,384
    Glomac Bhd                                               23,700    7,323
    Guinness Anchor Bhd                                      23,000  139,576
    HAP Seng Consolidated Bhd                               242,580  135,640
    Hap Seng Plantations Holdings Bhd                        77,600   69,103
    Hartalega Holdings Bhd                                   11,400   19,635
    Hong Leong Bank Bhd                                      38,280  182,000
    Hong Leong Financial Group Bhd                           41,700  212,553
    Hong Leong Industries Bhd                                31,400   43,833
    IGB Corp. Bhd                                           196,794  152,826
    IJM Corp. Bhd                                           283,360  508,120
    IJM Land Bhd                                            143,000  121,172
    IJM Plantations Bhd                                      80,200   78,250
    IOI Corp. Bhd                                            50,026   82,728
    Jaya Tiasa Holdings BHD                                  24,435   15,614
    JCY International Bhd                                    54,200    8,828
    K & N Kenanga Holdings Berhad                                 4       --
    K&N Kenanga Holdings BHD                                     11        2
    Kian JOO CAN Factory BHD                                 56,700   44,366
*   Kinsteel Bhd                                            144,000   13,998
    KLCC Property Holdings Bhd                               52,600  125,341
*   KNM Group Bhd                                           240,325   33,991
    Kossan Rubber Industries                                 24,300   31,478
    KPJ Healthcare Bhd                                       40,300   80,495
    KSK Group Bhd                                           143,900   29,081
    Kuala Lumpur Kepong Bhd                                   7,300   51,759
    Kulim Malaysia BHD                                      119,700  140,908
    Kumpulan Fima BHD                                        29,900   18,977
    Lafarge Malayan Cement Bhd                               33,600  109,620
*   Landmarks BHD                                            74,700   23,221
    Lingkaran Trans Kota Holdings Bhd                        39,000   57,036
    Lion Industries Corp. Bhd                               118,500   37,786
    LPI Capital Bhd                                           8,480   38,477
    Mah Sing Group Bhd                                      119,040   88,813
    Malayan Banking Bhd                                     137,858  436,122
    Malayan Flour Mills Bhd                                   9,500    3,997
    Malaysia Airports Holdings Bhd                           77,470  153,251
    Malaysia Building Society                                61,300   55,454
    Malaysia Marine and Heavy Engineering Holdings Bhd          600      751
*   Malaysian Airline System Bhd                            175,500   39,268
    Malaysian Bulk Carriers Bhd                              61,200   29,797
    Malaysian Pacific Industries Bhd                         14,375   11,815
    Malaysian Resources Corp. Bhd                           349,350  162,184

                                     1423

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
MALAYSIA -- (Continued)
    MBM Resources BHD                                        28,210 $ 34,326
    Media Prima Bhd                                         143,900  113,150
*   MISC Bhd                                                 47,380   67,917
    MMC Corp. Bhd                                           195,100  163,411
    MNRB Holdings Bhd                                         9,100    8,623
    Mudajaya Group Bhd                                       54,900   44,050
    Muhibbah Engineering M Bhd                              115,700   42,630
*   Mulpha International Bhd                                518,800   65,701
    Naim Holdings Bhd                                         7,400    6,084
    Nestle Malaysia Bhd                                       5,100  103,711
    OSK Holdings BHD                                        178,863   94,142
    Padini Holdings Bhd                                      32,100   18,901
    Parkson Holdings Bhd                                    117,584  163,065
*   Perdana Petroleum Bhd                                    53,400   25,824
*   Perisai Petroleum Teknologi Bhd                         109,200   40,943
    Petronas Chemicals Group Bhd                             43,300   92,957
    Petronas Dagangan BHD                                    17,100  132,709
    Petronas Gas Bhd                                         25,100  162,712
    POS Malaysia BHD                                         78,600  112,445
    PPB Group Bhd                                            59,840  251,782
    Press Metal Bhd                                          15,200    8,941
    Public Bank Bhd                                           8,700   46,964
    QL Resources Bhd                                         16,800   16,526
    RCE Capital Bhd                                         430,500   35,415
    RHB Capital Bhd                                         100,707  280,889
*   Sapurakencana Petroleum Bhd                             195,143  204,061
    Sarawak Oil Palms Bhd                                    13,800   25,537
*   Scomi Group Bhd                                         335,900   37,011
    Selangor Properties Bhd                                  24,800   31,783
    Shell Refining Co. Federation of Malaya Bhd              25,800   71,594
    Sime Darby Bhd                                           41,200  127,885
    Star Publications Malaysia Bhd                           37,200   29,709
    Sunway Bhd                                              164,850  157,061
    Supermax Corp. Bhd                                      125,800   82,335
    Ta Ann Holdings Bhd                                      40,781   46,780
    TA Enterprise Bhd                                       253,700   42,120
    TA Global Bhd                                           152,220   11,771
    TAN Chong Motor Holdings BHD                            100,000  178,570
    TDM BHD                                                  14,600   21,059
    Telekom Malaysia Bhd                                     96,800  175,626
    Tenaga Nasional Bhd                                      46,850  120,884
    TH Plantations Bhd                                        2,200    1,586
    Top Glove Corp. Bhd                                      77,200  160,432
    TSH Resources Bhd                                       109,400   77,315
*   UEM Land Holdings Bhd                                   278,358  229,734
    UMW Holdings Bhd                                         82,300  386,958
    Unico-Desa Plantations Bhd                              147,900   52,040
    Unisem M Bhd                                            147,200   41,624
    United Plantations BHD                                   11,300  103,444
    Wah Seong Corp. Bhd                                      52,909   28,367
    WCT Bhd                                                 121,810   96,146
    WTK Holdings BHD                                         72,500   23,257

                                     1424

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
MALAYSIA -- (Continued)
    YNH Property Bhd                                         99,848 $    60,814
    YTL Corp. Bhd                                           967,283     521,283
    YTL Power International Bhd                             155,500      77,194
    Zhulian Corp. Bhd                                        45,600      40,474
                                                                    -----------
TOTAL MALAYSIA                                                       13,599,698
                                                                    -----------
MEXICO -- (1.5%)
    Alfa S.A.B. de C.V. Class A                             588,810   1,367,002
*   Alsea S.A.B. de C.V.                                    102,947     312,853
    America Movil S.A.B. de C.V. Series L                    60,900      65,252
    America Movil S.A.B. de C.V. Series L ADR                23,684     506,364
    Arca Continental S.A.B. de C.V.                         136,212   1,114,730
*   Axtel S.A.B. de C.V.                                    260,900      86,592
    Bolsa Mexicana de Valores S.A.B. de C.V.                 43,471     118,789
#*  Cemex S.A.B. de C.V.                                  1,794,924   2,025,189
*   Cemex S.A.B. de C.V. Sponsored ADR                       76,253     857,846
    Cia Minera Autlan S.A.B. de C.V. Series B                13,400      11,886
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR              2,300     371,151
    Compartamos S.A.B. de C.V.                              106,000     176,342
*   Consorcio ARA S.A.B. de C.V. Series *                   147,200      48,492
    Controladora Comercial Mexicana S.A.B. de C.V.           95,709     368,181
*   Corp. GEO S.A.B. de C.V. Series B                       105,000      36,406
    Corp. Moctezuma S.A.B. de C.V. Series *                  73,800     229,746
*   Desarrolladora Homex S.A.B. de C.V.                      28,600      23,224
#*  Desarrolladora Homex S.A.B. de C.V. ADR                   3,686      17,988
    El Puerto de Liverpool S.A.B. de C.V.                    10,156     128,448
*   Empresas ICA S.A.B. de C.V.                              84,759     233,148
*   Empresas ICA S.A.B. de C.V. Sponsored ADR                16,200     178,362
*   Financiera Independencia S.A.B. de C.V.                  32,800      15,370
    Fomento Economico Mexicano S.A.B. de C.V.
      Sponsored ADR                                          21,098   2,392,302
#*  Genomma Lab Internacional S.A.B. de C.V. Class B         39,010      84,238
*   Gruma S.A.B. de C.V. Class B                             70,384     349,477
*   Gruma S.A.B. de C.V. Sponsored ADR                          500       9,875
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.      34,200     130,803
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR       9,537     552,002
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR        5,100     632,961
    Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                                 2,400      29,787
    Grupo Bimbo S.A.B. de C.V. Series A                     157,200     512,033
    Grupo Carso S.A.B. de C.V. Series A1                     97,100     553,461
*   Grupo Cementos de Chihuahua S.A.B. de C.V.                1,100       4,101
    Grupo Comercial Chedraui S.A. de C.V.                    60,154     229,275
*   Grupo Famsa S.A.B. de C.V. Class A                       51,200     101,917
    Grupo Financiero Banorte S.A.B. de C.V.                 252,156   1,900,157
    Grupo Financiero Inbursa S.A.B. de C.V.                 219,640     637,089
    Grupo Herdez S.A.B. de C.V. Series *                     44,800     163,079
    Grupo Lamosa S.A.B. de C.V.                              33,900      67,285
    Grupo Mexico S.A.B. de C.V. Series B                    334,081   1,199,327
    Grupo Modelo S.A.B. de C.V. Series C                     34,392     312,755
*   Grupo Pochteca S.A.B. de C.V.                             3,616       6,954
*   Grupo Simec S.A.B. de C.V. Series B                      20,200      93,212
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                  1,049      14,392
    Grupo Televisa S.A.B. Series CPO                        143,094     725,234

                                     1425

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
MEXICO -- (Continued)
    Grupo Televisa S.A.B. Sponsored ADR                      23,672 $   599,375
*   Impulsora del Desarrollo y El Empleo en America Latina
      S.A.B. de C.V.                                        117,000     283,580
    Industrias Bachoco S.A.B. de C.V. Series B                1,422       4,031
*   Industrias CH S.A.B. de C.V. Series B                    40,800     328,690
    Industrias Penoles S.A.B. de C.V.                         5,130     215,449
*   Inmuebles Carso S.A.B. de C.V.                           86,291      85,990
    Kimberly-Clark de Mexico S.A.B. de C.V. Class A          68,400     239,524
    Megacable Holdings S.A.B. de C.V.                        34,300     112,089
    Mexichem S.A.B. de C.V.                                 117,483     599,301
*   Minera Frisco S.A.B. de C.V.                             70,600     302,115
#*  OHL Mexico S.A.B. de C.V.                                21,100      65,304
    Organizacion Soriana S.A.B. de C.V. Class B             175,027     720,732
*   Promotora y Operadora de Infraestructura S.A.B. de C.V.  18,900     168,620
    Qualitas Controladora S.A.B. de C.V.                     36,600      82,862
    TV Azteca S.A.B. de C.V.                                261,900     193,907
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.                  84,222      12,485
    Wal-Mart de Mexico S.A.B. de C.V. Series V               76,404     242,383
                                                                    -----------
TOTAL MEXICO                                                         23,251,514
                                                                    -----------
NETHERLANDS -- (1.7%)
    Aalberts Industries NV                                   18,921     424,644
    Accell Group                                              3,937      71,851
    Aegon NV (5927375)                                      162,022   1,082,266
    Aegon NV (007924103)                                     76,751     518,837
*   AFC Ajax NV                                                 546       5,235
    Akzo Nobel NV                                            30,253   1,824,570
    Akzo Nobel NV Sponsored ADR                               1,500      30,675
*   AMG Advanced Metallurgical Group NV                       5,989      55,256
    Amsterdam Commodities NV                                  3,226      71,612
    APERAM                                                   11,100     137,038
    Arcadis NV                                               10,378     286,919
    ArcelorMittal (B03XPL1)                                  14,754     182,369
#   ArcelorMittal (03938L104)                               117,830   1,471,697
    ASM International NV                                      8,911     297,660
    BE Semiconductor Industries NV                            8,284      77,440
    Beter Bed Holding NV                                      2,192      41,111
    BinckBank NV                                             18,266     139,977
    Brunel International NV                                   1,737      73,651
    CSM                                                      19,987     447,400
*   DE Master Blenders 1753 NV                               63,406   1,007,226
    Delta Lloyd NV                                           37,410     719,331
    Exact Holding NV                                          1,884      40,061
    Fugro NV                                                  9,627     556,211
*   Grontmij                                                 11,563      55,932
    Heijmans NV                                               7,697      70,813
    Heineken NV                                               5,424     383,882
    Hunter Douglas NV                                           788      32,368
*   ING Groep NV                                              6,800      56,017
*   ING Groep NV Sponsored ADR                              263,004   2,159,263
*   Kardan NV                                                 6,819       4,651
    KAS Bank NV                                               3,541      39,572
    Kendrion NV                                               1,972      48,490

                                     1426

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
NETHERLANDS -- (Continued)
    Koninklijke Ahold NV                                     89,890 $ 1,420,012
    Koninklijke Ahold NV Sponsored ADR                          400       6,308
    Koninklijke BAM Groep NV                                 66,852     296,316
    Koninklijke Boskalis Westminster NV                      12,693     529,535
    Koninklijke DSM NV                                       18,525   1,194,042
#   Koninklijke KPN NV                                       23,138      48,484
    Koninklijke Philips Electronics NV (5986622)             64,269   1,778,840
    Koninklijke Philips Electronics NV (500472303)           68,183   1,881,851
    Koninklijke Ten Cate NV                                   6,634     161,128
    Koninklijke Vopak NV                                      6,788     375,902
    Koninklijke Wessanen NV                                  21,473      75,690
    Macintosh Retail Group NV                                   861       9,926
    Nederland Apparatenfabriek                                  497      20,718
    Nutreco NV                                                6,786     645,256
*   Ordina NV                                                14,194      23,369
*   PostNL NV                                                89,555     204,263
*   QIAGEN NV                                                43,509     862,447
    Randstad Holding NV                                      23,595     983,542
    Reed Elsevier NV                                          4,918      79,823
    Reed Elsevier NV Sponsored ADR                            4,200     139,734
#*  Royal Imtech NV                                          13,633     151,992
*   SBM Offshore NV                                          39,122     627,772
    Sligro Food Group NV                                      3,084     101,671
    SNS REAAL Groep NV                                       38,309          --
    Telegraaf Media Groep NV                                  4,962      58,701
    TKH Group NV                                              6,205     168,647
    TNT Express NV                                           70,928     544,966
#*  TomTom NV                                                29,467     133,072
    Unilever NV (904784709)                                  11,120     472,378
    Unilever NV (B12T3J1)                                     2,976     126,811
    Unit4 NV                                                  4,818     164,205
    USG People NV                                            15,034     117,599
    Wolters Kluwer NV                                        28,026     620,175
*   Xeikon NV                                                 4,099      24,748
                                                                    -----------
TOTAL NETHERLANDS                                                    26,463,948
                                                                    -----------
NEW ZEALAND -- (0.2%)
    Air New Zealand, Ltd.                                    65,519      84,276
    Auckland International Airport, Ltd.                    160,227     425,905
    Chorus, Ltd.                                             17,988      42,426
    Chorus, Ltd. ADR                                          2,187      25,588
    Contact Energy, Ltd.                                     68,987     312,216
*   Diligent Board Member SVCS                                2,839      18,365
    Ebos Group, Ltd.                                          1,972      16,397
    Fisher & Paykel Healthcare Corp., Ltd.                   40,070      91,105
    Fletcher Building, Ltd. (6341617)                        12,299      93,090
    Fletcher Building, Ltd. (6341606)                        65,360     495,851
    Freightways, Ltd.                                         8,295      32,012
    Hallenstein Glasson Holdings, Ltd.                          609       2,945
    Infratil, Ltd.                                           73,154     144,565
    Mainfreight, Ltd.                                        14,201     128,331
    New Zealand Oil & Gas, Ltd.                              63,818      44,908

                                     1427

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
NEW ZEALAND -- (Continued)
    New Zealand Refining Co., Ltd. (The)                      1,518 $    3,150
    Nuplex Industries, Ltd.                                  37,267    106,479
    NZX, Ltd.                                                14,855     16,929
    PGG Wrightson, Ltd.                                       8,757      2,858
    Port of Tauranga, Ltd.                                   16,991    225,816
    Restaurant Brands New Zealand, Ltd.                       2,885      7,323
    Ryman Healthcare, Ltd.                                   48,303    252,714
    Sanford Ltd/NZ                                           12,229     48,208
    Sky Network Television, Ltd.                             28,439    139,535
    SKYCITY Entertainment Group, Ltd.                        58,570    224,038
    Telecom Corp. of New Zealand, Ltd.                        6,009     13,418
    Tower, Ltd.                                              42,760     63,081
    TrustPower, Ltd.                                         13,045     81,565
    Vector, Ltd.                                             28,655     68,336
    Warehouse Group, Ltd. (The)                              19,445     65,868
                                                                    ----------
TOTAL NEW ZEALAND                                                    3,277,298
                                                                    ----------
NORWAY -- (0.8%)
    ABG Sundal Collier Holding ASA                           85,601     62,696
*   Agasti Holding ASA                                       94,082     20,394
#   Aker ASA Class A                                          5,345    165,290
    Aker Solutions ASA                                       13,798    193,115
*   Algeta ASA                                                  999     33,948
*   Archer, Ltd.                                             31,543     20,768
#   Atea ASA                                                 11,808    127,636
    Austevoll Seafood ASA                                    24,241    160,498
    Bonheur ASA                                               2,286     51,088
    BW Offshore, Ltd.                                        80,495     76,405
*   BWG Homes ASA                                            13,773     31,786
#   Cermaq ASA                                               11,307    168,874
    Copeinca ASA                                              3,400     35,708
*   Deep Sea Supply P.L.C.                                   23,563     36,766
#*  Det Norske Oljeselskap ASA                                4,455     63,490
#   DNB ASA                                                  70,441  1,153,507
*   DNO International ASA                                   107,000    187,566
#*  DOF ASA                                                  10,562     45,438
    Ekornes ASA                                               3,811     61,042
#*  Electromagnetic GeoServices A.S.                         12,748     18,533
    Eltek ASA                                                90,615     90,993
    Evry ASA                                                  1,921      2,759
    Farstad Shipping ASA                                      1,296     27,139
    Fred Olsen Energy ASA                                     2,982    130,091
#*  Frontline, Ltd.                                           5,865     10,965
    Ganger Rolf ASA                                           2,992     65,918
#   Gjensidige Forsikring ASA                                16,151    260,466
    Golar LNG, Ltd.                                           3,007    100,494
*   Golden Ocean Group, Ltd.                                 57,922     55,841
*   Grieg Seafood ASA                                         4,605     11,578
*   Hurtigruten ASA                                          45,655     22,250
*   Kongsberg Automotive Holding ASA                        118,714     36,318
    Kongsberg Gruppen A.S.                                    2,160     40,832
    Kvaerner ASA                                             42,055     70,981

                                     1428

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
NORWAY -- (Continued)
#   Leroey Seafood Group ASA                                  3,689 $   115,917
*   Marine Harvest ASA                                      514,096     534,925
#*  Nordic Semiconductor ASA                                 18,887      57,407
#   Norsk Hydro ASA                                         128,798     606,589
    Norsk Hydro ASA Sponsored ADR                               800       3,712
#*  Norske Skogindustrier ASA                                49,653      22,257
    Northern Offshore, Ltd.                                  17,133      29,529
*   Norwegian Air Shuttle A.S.                                5,579     268,324
#*  Norwegian Energy Co. A.S.                                35,128      21,696
*   Odfjell SE Class A                                        2,716      12,430
    Opera Software ASA                                        7,998      54,507
    Orkla ASA                                               103,271     931,227
    Petroleum Geo-Services ASA                               33,287     489,066
#*  PhotoCure ASA                                             1,301       8,569
    Prosafe SE                                                7,400      71,164
*   Q-Free ASA                                                7,768      22,182
#*  Renewable Energy Corp. ASA                               95,126      26,443
#*  Salmar ASA                                                  334       3,361
#   Schibsted ASA                                             3,700     161,038
    Seadrill, Ltd.                                           11,860     457,009
#*  Sevan Marine ASA                                          7,182      21,875
*   Siem Offshore, Inc.                                      52,788      70,895
    Solstad Offshore ASA                                        465       8,144
*   Songa Offshore SE                                        32,356      32,204
    SpareBank 1 SMN                                          21,435     182,510
#   SpareBank 1 SR Bank ASA                                   7,762      69,424
    Statoil ASA                                               7,166     175,433
    Statoil ASA Sponsored ADR                                50,912   1,247,344
    Stolt-Nielsen, Ltd.                                       3,159      65,271
*   Storebrand ASA                                           84,455     385,258
    Subsea 7 SA                                              37,419     807,811
    Telenor ASA                                              17,451     393,257
    TGS Nopec Geophysical Co. ASA                             4,512     162,239
#   Tomra Systems ASA                                        16,200     151,876
    TTS Group ASA                                             1,076       1,514
#   Veidekke ASA                                              6,564      51,832
#*  Veripos, Inc.                                             3,564      12,129
#   Wilh Wilhelmsen ASA                                      13,121     106,361
#   Wilh Wilhelmsen Holding ASA Class A                       3,396      94,633
#   Yara International ASA                                   15,217     714,802
                                                                    -----------
TOTAL NORWAY                                                         12,293,337
                                                                    -----------
PERU -- (0.0%)
    Cia de Minas Buenaventura SA ADR                          1,800      36,036
    Credicorp, Ltd.                                           3,175     478,123
                                                                    -----------
TOTAL PERU                                                              514,159
                                                                    -----------
PHILIPPINES -- (0.5%)
    Aboitiz Equity Ventures, Inc.                            96,000     133,003
    Aboitiz Power Corp.                                     248,200     224,953
    Alliance Global Group, Inc.                             954,600     550,390
    Atlas Consolidated Mining & Development                  82,100      41,433

                                     1429

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
PHILIPPINES -- (Continued)
    Ayala Corp.                                               36,220 $  564,608
    Ayala Land, Inc.                                         354,100    279,648
    Bank of the Philippine Islands                           188,703    471,263
*   BDO Unibank, Inc.                                        208,945    465,871
*   Belle Corp.                                              565,000     88,950
    Cebu Air, Inc.                                            39,000     77,220
    China Banking Corp.                                       68,070    114,265
    DMCI Holdings, Inc.                                       89,920    124,632
    EEI Corp.                                                 32,000     11,261
*   Empire East Land Holdings, Inc.                        1,000,000     27,255
    Energy Development Corp.                                 692,200    109,590
    Filinvest Land, Inc.                                   2,923,000    145,058
*   First Gen Corp.                                          170,000     93,184
    First Philippine Holdings Corp.                           75,400    196,034
*   Global-Estate Resorts, Inc.                              202,000     12,516
    Globe Telecom, Inc.                                        5,830    202,602
    International Container Terminal Services, Inc.           91,130    203,770
    JG Summit Holdings, Inc.                                  12,100     13,963
    Jollibee Foods Corp.                                      30,800     96,213
    Lafarge Republic, Inc.                                   270,509     71,465
*   Lepanto Consolidated Mining                              269,000      6,285
    Lopez Holdings Corp.                                     511,000     86,832
    Manila Electric Co.                                       11,290    102,631
    Manila Water Co., Inc.                                   100,000     97,106
    Megaworld Corp.                                        2,671,000    269,693
    Metro Pacific Investments Corp.                        1,038,000    153,641
    Metropolitan Bank & Trust                                185,075    560,181
*   Pepsi-Cola Products Philippines, Inc.                    129,700     19,631
    Philippine Long Distance Telephone Co. Sponsored ADR       1,000     73,470
*   Philippine National Bank                                  48,400    135,334
    Philippine Stock Exchange, Inc.                              260      3,033
    Philodrill Corp.                                      18,100,000     18,492
    Philweb Corp.                                             57,200     19,739
    RFM Corp.                                                196,000     27,095
    Rizal Commercial Banking Corp.                            71,000    127,691
    Robinsons Land Corp.                                     315,000    196,933
    San Miguel Corp.                                          33,800     99,336
    Security Bank Corp.                                       86,520    414,762
    Semirara Mining Corp.                                     11,880     86,642
    SM Development Corp.                                     385,330     79,607
    SM Investments Corp.                                       8,040    223,832
    SM Prime Holdings, Inc.                                  424,250    206,445
    Union Bank Of Philippines                                 42,900    151,753
    Universal Robina Corp.                                   168,610    486,671
    Vista Land & Lifescapes, Inc.                            458,000     73,112
                                                                     ----------
TOTAL PHILIPPINES                                                     8,039,094
                                                                     ----------
POLAND -- (0.3%)
    Agora SA                                                   9,107     17,932
*   AmRest Holdings SE                                         2,020     51,932
*   Arctic Paper SA                                              911      1,602
    Asseco Poland SA                                          17,255    234,196

                                     1430

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
POLAND -- (Continued)
    Bank Handlowy w Warszawie SA                              5,363 $  159,741
*   Bank Millennium SA                                       87,752    134,104
    Bank Pekao SA                                             1,980     94,991
    Bank Zachodni WBK SA                                        265     22,076
*   Bioton SA                                               980,519     12,412
*   Boryszew SA                                             214,660     30,623
*   BRE Bank SA                                               1,468    160,756
    Budimex SA                                                1,885     46,164
    CCC SA                                                    1,963     45,369
*   Ciech SA                                                 10,050     69,761
*   Cinema City International NV                                 36        298
*   Cyfrowy Polsat SA                                         6,007     31,752
*   Echo Investment SA                                       73,042    132,046
    Emperia Holding SA                                        2,574     44,712
    Enea SA                                                  20,750     85,408
    Eurocash SA                                              12,021    216,759
*   Farmacol SA                                               2,588     41,663
    Getin Holding SA                                         67,301     47,583
*   Getin Noble Bank SA                                     196,982     98,041
    Grupa Azoty SA                                            3,245     62,584
    Grupa Kety SA                                             1,179     52,581
*   Grupa Lotos SA                                           18,333    220,831
*   Impexmetal SA                                            16,373     10,767
*   ING Bank Slaski SA                                        3,600    102,577
    Inter Cars SA                                             1,521     47,126
    Jastrzebska Spolka Weglowa SA                             3,782    100,666
*   Kernel Holding SA                                        11,292    205,078
    KGHM Polska Miedz SA                                     11,516    541,837
*   Kopex SA                                                  7,393     26,030
*   LC Corp. SA                                              51,834     19,905
    LPP SA                                                       54    109,360
    Lubelski Wegiel Bogdanka SA                               4,305    159,995
*   Netia SA                                                 79,898    106,290
    Orbis SA                                                  4,643     51,195
    Pelion SA                                                 1,918     35,469
    PGE SA                                                   53,374    277,383
*   Polimex-Mostostal SA                                    147,517     13,074
*   Polski Koncern Naftowy Orlen S.A.                        46,100    715,802
*   Polskie Gornictwo Naftowe i Gazownictwo SA               73,242    123,833
    Powszechna Kasa Oszczednosci Bank Polski SA              12,808    133,370
    Powszechny Zaklad Ubezpieczen SA                            934    128,827
*   Rafako SA                                                 2,291      2,175
*   Rovese SA                                                67,230     30,490
*   Sygnity SA                                                4,962     22,333
    Synthos SA                                              105,358    157,153
    Tauron Polska Energia SA                                 57,260     76,407
    Telekomunikacja Polska SA                                26,123     58,277
    TVN SA                                                    5,494     15,137
                                                                    ----------
TOTAL POLAND                                                         5,386,473
                                                                    ----------
PORTUGAL -- (0.2%)
    Altri SGPS SA                                            25,236     65,239

                                     1431

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
PORTUGAL -- (Continued)
*   Banco BPI SA                                            117,003 $  168,001
*   Banco Comercial Portugues SA                          2,469,157    342,339
*   Banco Espirito Santo SA                                 462,423    529,842
*   BANIF - Banco Internacional do Funchal SA                16,816      2,664
    Cimpor Cimentos de Portugal SGPS SA                      30,050    135,541
    EDP - Energias de Portugal SA                            84,666    290,997
*   EDP Renovaveis SA                                        51,280    267,268
    Galp Energia SGPS SA                                     17,799    285,260
    Jeronimo Martins SGPS SA                                 14,138    337,223
    Mota-Engil SGPS SA                                       17,204     47,580
    Portucel SA                                              45,738    165,644
    Portugal Telecom SGPS SA                                129,611    676,286
    REN - Redes Energeticas Nacionais SGPS SA                31,626     96,295
    Semapa-Sociedade de Investimento e Gestao                14,845    140,284
    Sonae                                                   204,541    198,604
*   Sonae Industria SGPS SA                                  24,422     17,483
    Sonaecom - SGPS SA                                       28,627     66,988
*   Teixeira Duarte SA                                       10,538      6,239
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                     21,828     97,895
                                                                    ----------
TOTAL PORTUGAL                                                       3,937,672
                                                                    ----------
RUSSIA -- (0.4%)
*   Alliance Oil Co., Ltd.                                   10,368     82,940
*   Etalon Group, Ltd. GDR                                    5,893     25,318
    Eurasia Drilling Co., Ltd. GDR                            2,329     91,242
    Federal Hydrogenerating Co. JSC ADR                     199,636    344,791
    Gazprom OAO Sponsored ADR                               377,706  3,008,036
    Globaltrans Investment P.L.C. GDR                         3,982     56,572
*   Integra Group Holdings GDR                               20,403      5,356
    Lukoil OAO Sponsored ADR                                 20,327  1,292,470
    Magnitogorsk Iron & Steel Works GDR                      23,119     69,861
    Mail.ru Group, Ltd. GDR                                   1,778     48,083
    Mechel Sponsored ADR                                     32,520    132,682
*   MMC Norilsk Nickel OJSC ADR                               6,501    100,347
    Novolipetsk Steel OJSC GDR                                3,822     64,205
*   PIK Group GDR                                            13,885     27,607
    Polymetal International P.L.C.                            4,300     46,754
    Rosneft OAO GDR                                          22,100    151,573
    Rostelecom OJSC Sponsored ADR                               345      7,722
*   Sberbank of Russia Sponsored ADR                         14,737    190,206
    Severstal OAO GDR                                        16,400    140,424
    Tatneft OAO Sponsored ADR                                15,782    598,787
    TMK OAO GDR                                               5,886     74,833
    Uralkali OJSC GDR                                         4,506    163,411
    VimpelCom, Ltd. Sponsored ADR                             8,972     98,243
    VTB Bank OJSC GDR                                        30,644     96,878
*   X5 Retail Group NV GDR                                    4,415     77,470
                                                                    ----------
TOTAL RUSSIA                                                         6,995,811
                                                                    ----------
SINGAPORE -- (1.2%)
*   Abterra, Ltd.                                            32,000     17,925
    Amara Holdings, Ltd.                                     25,000     11,900

                                     1432

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
SINGAPORE -- (Continued)
    Amtek Engineering, Ltd.                                  29,000 $   12,154
    ASL Marine Holdings, Ltd.                                32,200     17,778
    Ausgroup, Ltd.                                          184,000     78,616
*   Banyan Tree Holdings, Ltd.                               54,000     27,005
#*  Biosensors International Group, Ltd.                    206,000    201,235
    Bonvests Holdings, Ltd.                                  22,000     20,101
    Boustead Singapore, Ltd.                                 50,000     55,250
    Breadtalk Group, Ltd.                                    27,000     21,264
    Broadway Industrial Group, Ltd.                          49,000     12,342
#   Bukit Sembawang Estates, Ltd.                            22,000    127,585
    Bund Center Investment, Ltd.                            259,000     46,370
    CapitaLand, Ltd.                                        371,500  1,132,944
    CH Offshore, Ltd.                                        60,000     22,693
    China Aviation Oil Singapore Corp., Ltd.                 28,000     23,428
    China Merchants Holdings Pacific, Ltd.                   26,000     19,222
    Chip Eng Seng Corp., Ltd.                               158,000    104,708
    City Developments, Ltd.                                  57,000    522,578
    ComfortDelGro Corp., Ltd.                               189,000    304,946
#   Cosco Corp. Singapore, Ltd.                             160,000    114,073
    CSC Holdings, Ltd.                                       97,000      8,563
    CSE Global, Ltd.                                        137,000     93,870
    CWT, Ltd.                                                40,000     55,112
    DBS Group Holdings, Ltd.                                109,282  1,490,745
    Elec & Eltek International Co., Ltd.                      5,000     11,705
    Eu Yan Sang International, Ltd.                           3,000      1,559
    Ezion Holdings, Ltd.                                    107,000    177,794
*   Ezra Holdings, Ltd.                                     185,200    144,167
    Far East Orchard, Ltd.                                   34,076     61,815
    First Resources, Ltd.                                   104,000    146,354
    FJ Benjamin Holdings, Ltd.                               34,000      7,341
    Food Empire Holdings, Ltd.                               19,000     10,214
    Fragrance Group, Ltd.                                   146,000     29,080
#*  Gallant Venture, Ltd.                                   119,000     27,112
    Genting Singapore P.L.C.                                121,000    151,213
#   GMG Global, Ltd.                                        641,000     59,932
    Golden Agri-Resources, Ltd.                           1,085,000    467,549
    Goodpack, Ltd.                                           40,000     54,579
    Great Eastern Holdings, Ltd.                              4,000     57,675
#   GuocoLand, Ltd.                                          69,666    127,852
    GuocoLeisure, Ltd.                                       75,000     53,367
    Guthrie GTS, Ltd.                                        82,000     50,764
*   Healthway Medical Corp., Ltd.                           221,000     16,890
    Hi-P International, Ltd.                                139,000     79,186
    Hiap Hoe, Ltd.                                           39,000     20,590
    Ho Bee Investment, Ltd.                                 102,000    178,351
*   Hong Fok Corp., Ltd.                                    109,200     59,952
    Hong Leong Asia, Ltd.                                    42,000     55,542
    Hongkong Land Holdings, Ltd.                             22,000    160,186
    Hotel Grand Central, Ltd.                                31,677     29,112
    Hotel Properties, Ltd.                                   65,000    182,468
    HTL International Holdings, Ltd.                         66,000     16,444
#   Hyflux, Ltd.                                            103,000    114,783

                                     1433

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SINGAPORE -- (Continued)
    Indofood Agri Resources, Ltd.                           175,000 $  151,665
    InnoTek, Ltd.                                            46,000     11,063
    IPC Corp., Ltd.                                          72,000      8,675
    Jardine Cycle & Carriage, Ltd.                            3,000    118,903
    Jaya Holdings, Ltd.                                      54,000     29,409
    K-Green Trust                                            40,000     33,815
    K1 Ventures, Ltd.                                        42,000      5,505
    Keppel Corp., Ltd.                                       33,000    287,850
    Keppel Land, Ltd.                                       127,000    419,585
    Keppel REIT                                               6,600      8,100
    Keppel Telecommunications & Transportation, Ltd.         10,000     11,143
    Koh Brothers Group, Ltd.                                 48,000     11,902
    Lee Kim Tah Holdings, Ltd.                               18,000     11,260
#   Lian Beng Group, Ltd.                                   112,000     47,320
*   LionGold Corp., Ltd.                                     47,000     43,718
    Low Keng Huat Singapore, Ltd.                            66,000     38,910
    M1, Ltd.                                                 31,000     85,146
*   Manhattan Resources, Ltd.                                32,000      8,859
    Marco Polo Marine, Ltd.                                  72,000     24,927
    Memstar Technology, Ltd.                                175,000     12,974
    Mewah International, Inc.                               113,000     41,406
    Midas Holdings, Ltd.                                    291,000    117,529
    Nam Cheong, Ltd.                                         52,000     10,968
#*  Neptune Orient Lines, Ltd.                              223,000    198,951
    Noble Group, Ltd.                                       405,000    371,503
    NSL, Ltd.                                                12,000     14,956
*   Oceanus Group, Ltd.                                     461,000     19,127
    OKP Holdings, Ltd.                                       71,000     29,174
#   Olam International, Ltd.                                362,000    494,670
    OSIM International, Ltd.                                 49,000     79,570
*   Otto Marine, Ltd.                                       160,500     10,843
    Oversea-Chinese Banking Corp., Ltd.                     116,296  1,026,659
#   Overseas Union Enterprise, Ltd.                          85,000    215,117
    Pan Pacific Hotels Group, Ltd.                           49,000     92,394
    Pan-United Corp., Ltd.                                   17,000     12,856
    Petra Foods, Ltd.                                         3,000      9,933
    Popular Holdings, Ltd.                                   34,000      7,731
    QAF, Ltd.                                                26,000     20,508
*   Raffles Education Corp., Ltd.                           153,370     39,924
    Raffles Medical Group, Ltd.                              12,000     33,321
    Rotary Engineering, Ltd.                                 55,000     21,232
*   S I2I, Ltd.                                             468,000      7,963
    SATS, Ltd.                                               79,870    204,203
    SBS Transit, Ltd.                                        11,500     13,814
    See Hup Seng, Ltd.                                       18,000      3,731
    SembCorp Industries, Ltd.                                65,000    264,138
    SembCorp Marine, Ltd.                                    30,000    105,395
    SIA Engineering Co., Ltd.                                10,000     41,103
    Sim Lian Group, Ltd.                                     42,000     29,974
    Sinarmas Land, Ltd.                                     259,000    104,599
    Sing Holdings, Ltd.                                      16,000      5,334
    Singapore Airlines, Ltd.                                 84,000    758,528

                                     1434

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SINGAPORE -- (Continued)
    Singapore Exchange, Ltd.                                 18,000 $   109,608
    Singapore Land, Ltd.                                     29,000     208,438
    Singapore Post, Ltd.                                    135,000     141,474
#   Singapore Press Holdings, Ltd.                           46,000     166,706
    Singapore Technologies Engineering, Ltd.                 48,000     171,794
    Singapore Telecommunications, Ltd.                      209,000     667,609
    SMRT Corp., Ltd.                                         69,000      82,918
#   Sound Global, Ltd.                                       64,000      29,100
    Stamford Land Corp., Ltd.                               150,000      72,492
    StarHub, Ltd.                                            22,000      84,601
    Sunningdale Tech, Ltd.                                   65,000       6,981
*   SunVic Chemical Holdings, Ltd.                           69,000      24,721
    Super Group, Ltd.                                        83,000     265,379
#   Swiber Holdings, Ltd.                                   141,000      70,051
    Swissco Holdings, Ltd.                                   28,000       6,144
    Tat Hong Holdings, Ltd.                                  63,000      76,291
*   Tiger Airways Holdings, Ltd.                             57,600      30,918
    Tiong Woon Corp. Holding, Ltd.                           31,000       9,717
*   Transcu Group, Ltd.                                     108,000       1,064
*   Triyards holdings, Ltd.                                  18,520      11,403
    Tuan Sing Holdings, Ltd.                                134,000      39,193
    UMS Holdings, Ltd.                                       56,000      21,614
    United Engineers, Ltd.                                   42,000     107,222
    United Envirotech, Ltd.                                 104,000      66,008
    United Industrial Corp., Ltd.                           113,000     276,374
    United Overseas Bank, Ltd.                               70,190   1,219,712
    UOB-Kay Hian Holdings, Ltd.                              68,000      95,005
    UOL Group, Ltd.                                          87,000     505,133
    UPP Holdings, Ltd.                                       64,000      14,861
    Vard Holdings, Ltd.                                      96,000      80,545
    Venture Corp., Ltd.                                      57,000     385,010
    WBL Corp., Ltd.                                          16,000      53,897
#   Wee Hur Holdings, Ltd.                                  112,500      41,971
    Wheelock Properties Singapore, Ltd.                      40,000      63,738
    Wilmar International, Ltd.                              110,000     298,596
    Wing Tai Holdings, Ltd.                                 108,221     191,713
    Yeo Hiap Seng, Ltd.                                       7,068      14,825
    Yongnam Holdings, Ltd.                                  333,000      81,121
                                                                    -----------
TOTAL SINGAPORE                                                      18,667,813
                                                                    -----------
SOUTH AFRICA -- (1.6%)
    ABSA Group, Ltd.                                         32,573     536,647
    Acucap Properties, Ltd.                                  12,314      72,034
    Adcock Ingram Holdings, Ltd.                             22,992     156,506
    Adcorp Holdings, Ltd.                                    10,635      34,133
    Advtech, Ltd.                                            35,787      26,366
    Aeci, Ltd.                                               24,568     274,968
    Afgri, Ltd.                                             106,485      57,840
    African Bank Investments, Ltd.                          119,032     378,295
    African Oxygen, Ltd.                                     21,153      48,798
    African Rainbow Minerals, Ltd.                           26,932     531,392
    Allied Electronics Corp., Ltd.                            8,984      20,868

                                     1435

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
SOUTH AFRICA -- (Continued)
    Allied Technologies, Ltd.                                 9,221 $ 32,931
*   Anglo American Platinum, Ltd.                             2,888  110,069
    AngloGold Ashanti, Ltd.                                   2,804   54,100
    AngloGold Ashanti, Ltd. Sponsored ADR                    19,436  379,002
*   ArcelorMittal South Africa, Ltd.                         37,213   95,629
    Aspen Pharmacare Holdings, Ltd.                          16,002  347,992
    Assore, Ltd.                                              2,714   88,548
    Astral Foods, Ltd.                                        6,105   64,216
    Aveng, Ltd.                                              87,932  289,119
    AVI, Ltd.                                                29,073  174,904
    Barloworld, Ltd.                                         51,722  542,182
*   Basil Read Holdings, Ltd.                                24,073   29,450
    Bidvest Group, Ltd.                                      20,371  530,217
    Blue Label Telecoms, Ltd.                                41,700   35,846
*   Brait SE                                                 67,697  276,708
    Business Connexion Group, Ltd.                           66,747   40,115
    Capitec Bank Holdings, Ltd.                               8,651  210,715
    Cashbuild, Ltd.                                           3,287   47,538
    Caxton and CTP Publishers and Printers, Ltd.              3,193    6,174
    Cipla Medpro South Africa, Ltd.                          86,343   90,412
    City Lodge Hotels, Ltd.                                   2,425   34,598
    Clicks Group, Ltd.                                       22,044  140,610
*   Consolidated Infrastructure Group, Ltd.                     808    1,639
    Coronation Fund Managers, Ltd.                           19,518  116,862
    DataTec, Ltd.                                            39,062  220,030
    Discovery, Ltd.                                          34,939  318,608
    Distell Group, Ltd.                                       1,845   26,113
*   Distribution and Warehousing Network, Ltd.               53,514   47,424
    DRDGOLD, Ltd.                                            84,168   56,579
    EOH Holdings, Ltd.                                       10,488   57,821
    Eqstra Holdings, Ltd.                                    14,728   10,197
*   Evraz Highveld Steel and Vanadium, Ltd.                   4,215    8,225
    Exxaro Resources, Ltd.                                   11,753  185,107
    Famous Brands, Ltd.                                       2,617   25,451
    FirstRand, Ltd.                                         162,126  564,053
    Foschini Group, Ltd. (The)                               24,805  318,307
    Gold Fields, Ltd.                                         4,836   36,258
    Gold Fields, Ltd. Sponsored ADR                          82,209  613,279
    Grindrod, Ltd.                                           95,751  200,652
    Group Five, Ltd.                                         29,546  111,956
    Growthpoint Properties, Ltd.                            106,596  350,397
    Harmony Gold Mining Co., Ltd.                             5,445   27,527
    Harmony Gold Mining Co., Ltd. Sponsored ADR              70,283  360,552
    Hudaco Industries, Ltd.                                   8,650   84,998
*   Hulamin, Ltd.                                             9,590    5,149
    Iliad Africa, Ltd.                                        2,000    1,109
    Illovo Sugar, Ltd.                                       47,779  184,541
    Impala Platinum Holdings, Ltd.                           52,981  726,075
    Imperial Holdings, Ltd.                                  31,221  692,133
    Investec, Ltd.                                           33,743  242,465
    JD Group, Ltd.                                           32,550  120,059
    JSE, Ltd.                                                17,413  148,929

                                     1436

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SOUTH AFRICA -- (Continued)
    Kumba Iron Ore, Ltd.                                        468 $   24,809
    Lewis Group, Ltd.                                        19,010    125,004
    Liberty Holdings, Ltd.                                   24,845    331,172
    Life Healthcare Group Holdings, Ltd.                     35,165    148,642
    Massmart Holdings, Ltd.                                   2,482     51,461
    Mediclinic International, Ltd.                           50,950    369,541
*   Merafe Resources, Ltd.                                  389,559     32,964
    Metair Investments, Ltd.                                 25,311     94,446
    MMI Holdings, Ltd.                                      220,421    562,970
    Mondi, Ltd.                                              24,210    325,676
    Mpact, Ltd.                                              26,884     71,764
    Mr Price Group, Ltd.                                     16,446    236,625
    MTN Group, Ltd.                                          37,598    678,493
*   Murray & Roberts Holdings, Ltd.                          94,705    232,086
*   Mvelaserve, Ltd.                                         26,315     24,232
    Nampak, Ltd.                                            124,408    457,429
    Naspers, Ltd. Class N                                     9,419    631,192
    Nedbank Group, Ltd.                                      27,403    582,678
    Netcare, Ltd.                                            82,943    188,494
*   Northam Platinum, Ltd.                                   42,816    159,169
    Omnia Holdings, Ltd.                                     10,664    187,492
*   Palabora Mining Co., Ltd.                                 4,054     48,202
    Peregrine Holdings, Ltd.                                 23,080     28,816
    Pick n Pay Stores, Ltd.                                  14,103     66,851
    Pinnacle Technology Holdings, Ltd.                       21,793     53,472
    Pioneer Foods, Ltd.                                      14,277    123,436
    PPC, Ltd.                                                38,190    139,775
    PSG Group, Ltd.                                          34,260    252,189
    Rainbow Chicken, Ltd.                                    37,465     64,323
    Raubex Group, Ltd.                                       27,230     56,596
    Resilient Property Income Fund, Ltd.                     24,027    158,831
    Reunert, Ltd.                                            23,260    202,458
*   Royal Bafokeng Platinum, Ltd.                             3,603     21,960
    Sanlam, Ltd.                                            189,772    973,685
    Santam, Ltd.                                              4,312     84,667
*   Sappi, Ltd.                                              91,390    274,694
*   Sappi, Ltd. Sponsored ADR                                35,009    105,727
    Sasol, Ltd. Sponsored ADR                                26,807  1,163,960
*   Sentula Mining, Ltd.                                     48,196      7,292
    Shoprite Holdings, Ltd.                                   9,883    187,675
*   Sibanye Gold, Ltd.                                        4,836      4,581
*   Sibanye Gold, Ltd. Sponsored ADR                         20,552     79,125
    Spar Group, Ltd. (The)                                   13,033    172,104
    Spur Corp., Ltd.                                          2,104      7,090
    Standard Bank Group, Ltd.                                78,848    985,953
    Stefanutti Stocks Holdings, Ltd.                         21,041     20,429
*   Steinhoff International Holdings, Ltd.                  169,114    451,695
    Sun International, Ltd.                                   4,923     59,848
*   Super Group, Ltd.                                        59,142    158,995
*   Telkom SA SOC, Ltd.                                      35,335     50,453
*   Telkom SA SOC, Ltd. Sponsored ADR                         1,800     10,260
    Tiger Brands, Ltd.                                        5,747    179,000

                                     1437

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------ -----------
SOUTH AFRICA -- (Continued)
*   Times Media Group, Ltd.                                    254 $       472
    Tongaat Hulett, Ltd.                                    22,221     322,896
    Trencor, Ltd.                                           20,397     144,486
    Truworths International, Ltd.                           13,658     135,969
    Tsogo Sun Holdings, Ltd.                                43,296     123,161
    Village Main Reef, Ltd.                                  6,447         482
    Vodacom Group, Ltd.                                      6,820      79,989
    Wilson Bayly Holmes-Ovcon, Ltd.                         10,307     177,590
    Woolworths Holdings, Ltd.                               37,736     294,477
                                                                   -----------
TOTAL SOUTH AFRICA                                                  24,611,420
                                                                   -----------
SOUTH KOREA -- (3.8%)
*   3S Korea Co., Ltd.                                       3,180      20,941
    Aekyung Petrochemical Co., Ltd.                            652      33,175
    Agabang&Company                                          8,724      49,286
    Ahnlab, Inc.                                               492      25,901
    AK Holdings, Inc.                                        1,160      27,800
    Amorepacific Corp.                                         132     107,909
    AMOREPACIFIC Group                                         563     213,768
    Anapass, Inc.                                            1,105      14,924
    Asia Cement Co., Ltd.                                      814      52,671
*   Asiana Airlines, Inc.                                   22,240     105,763
    AtlasBX Co., Ltd.                                        2,108      74,722
*   Basic House Co., Ltd. (The)                              1,300      24,178
    Binggrae Co., Ltd.                                       1,160     144,394
    Boryung Pharmaceutical Co., Ltd.                           280       7,753
    BS Financial Group, Inc.                                39,050     514,911
    Bukwang Pharmaceutical Co., Ltd.                         3,671      54,909
    Busan City Gas Co., Ltd.                                 1,220      31,694
    Capro Corp.                                              5,800      53,874
*   Celltrion Pharm, Inc.                                      944      10,496
*   Chabio & Diostech Co., Ltd.                              3,843      44,738
    Cheil Industries, Inc.                                   8,679     748,782
*   Cheil Worldwide, Inc.                                    9,650     238,570
*   Chin Hung International, Inc.                           11,856      14,012
*   China Ocean Resources Co., Ltd.                          7,850      22,139
    Chong Kun Dang Pharm Corp.                               3,530     196,635
    CJ CGV Co., Ltd.                                         1,710      87,478
    CJ CheilJedang Corp.                                     1,464     433,486
    CJ Corp.                                                 2,983     391,976
*   CJ E&M Corp.                                             1,352      45,741
*   CJ Korea Express Co., Ltd.                               1,607     154,892
*   Cosmochemical Co., Ltd.                                  3,760      23,948
    Coway Co., Ltd.                                          2,960     150,009
    Crown Confectionery Co., Ltd.                               44      11,054
*   CTC BIO, Inc.                                            1,039      31,614
*   D.I Corp.                                                5,590      46,786
    Dae Han Flour Mills Co., Ltd.                              349      51,383
    Dae Won Kang Up Co., Ltd.                                9,910      73,784
    Dae-Il Corp.                                             7,510      27,833
    Daechang Co., Ltd.                                      10,260      12,474
    Daeduck Electronics Co.                                 11,360     125,462

                                     1438

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
SOUTH KOREA -- (Continued)
    Daeduck GDS Co., Ltd.                                    4,570 $ 92,943
    Daegu Department Store                                     480    5,973
*   Daekyung Machinery & Engineering Co., Ltd.               4,760    8,279
    Daelim Industrial Co., Ltd.                              6,172  432,283
    Daesang Corp.                                            4,120  159,041
    Daesang Holdings Co., Ltd.                               1,170    9,403
    Daewon Pharmaceutical Co., Ltd.                          2,030   23,527
*   Daewoo Engineering & Construction Co., Ltd.             22,020  151,363
    Daewoo International Corp.                               3,736  131,220
    Daewoo Securities Co., Ltd.                             34,822  345,838
    Daewoo Shipbuilding & Marine Engineering Co., Ltd.      16,370  394,075
    Daewoong Pharmaceutical Co., Ltd.                          603   40,286
    Daishin Securities Co., Ltd.                            12,340  104,846
*   Danal Co., Ltd.                                          1,611   19,295
    Daou Technology, Inc.                                   12,540  228,543
*   Dasan Networks, Inc.                                     2,912   15,161
    Daum Communications Corp.                                1,335  109,133
    DGB Financial Group, Inc.                               27,940  391,158
*   Digitech Systems Co., Ltd.                               4,897   42,757
    Dong-A Socio Holdings Co., Ltd.                            541   61,422
*   Dong-A ST Co., Ltd.                                        916  123,950
    Dongaone Co., Ltd.                                       3,570   11,872
    Dongbu CNI Co., Ltd.                                     1,110    5,982
*   Dongbu Corp.                                             1,240    4,603
*   Dongbu HiTek Co., Ltd.                                   5,940   32,262
    Dongbu Insurance Co., Ltd.                               7,880  318,364
    Dongbu Securities Co., Ltd.                              7,220   25,704
*   Dongbu Steel Co., Ltd.                                   4,740   13,069
    Dongjin Semichem Co., Ltd.                               2,909   12,429
    Dongkuk Steel Mill Co., Ltd.                             9,210   96,378
    Dongsung Holdings Co., Ltd.                              3,090   21,217
    Dongwha Pharm Co., Ltd.                                  2,640   16,184
    Dongwon F&B Co., Ltd.                                      458   56,525
    Dongwon Industries Co., Ltd.                               550  189,304
    Dongyang Mechatronics Corp.                              7,950   83,916
    Doosan Corp.                                             2,164  242,129
*   Doosan Engine Co., Ltd.                                  5,570   43,726
*   Doosan Engineering & Construction Co., Ltd.             19,871   44,422
    Doosan Heavy Industries & Construction Co., Ltd.        10,104  376,446
*   Doosan Infracore Co., Ltd.                              20,380  242,057
    DRB Holding Co., Ltd.                                    3,990   29,304
    DRB Industrial Co., Ltd.                                 3,479   23,670
    DuzonBIzon Co., Ltd.                                     4,560   63,201
    E-Mart Co., Ltd.                                         3,033  592,491
    E1 Corp.                                                   357   26,294
    Easy Bio, Inc.                                           7,164   38,165
    EG Corp.                                                 1,007   25,596
*   ELK Corp.                                                1,188   18,786
    Eugene Corp.                                             7,471   24,191
*   Eugene Investment & Securities Co., Ltd.                 6,878   15,415
    Eugene Technology Co., Ltd.                              1,515   31,254
    Fila Korea, Ltd.                                         1,477   95,719

                                     1439

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
*   Flexcom, Inc.                                              992 $   19,797
*   Foosung Co., Ltd.                                        4,830     19,869
    Fursys, Inc.                                             2,447     59,348
    Global & Yuasa Battery Co., Ltd.                         2,050    101,332
    Golfzon Co., Ltd.                                          890     53,925
    Grand Korea Leisure Co., Ltd.                            1,770     55,037
    Green Cross Corp.                                          857    117,659
    Green Cross Holdings Corp.                               4,000     62,188
    GS Engineering & Construction Corp.                      8,576    236,081
    GS Global Corp.                                          2,780     28,046
    GS Holdings                                             11,191    554,598
    Gwangju Shinsegae Co., Ltd.                                 95     22,605
    Halla Engineering & Construction Corp.                   3,187     17,105
    Halla Visteon Climate Control Corp.                      4,010    108,508
    Han Kuk Carbon Co., Ltd.                                 9,360     73,043
    Hana Financial Group, Inc.                              42,322  1,355,405
    Handsome Co., Ltd.                                       3,640    109,019
    Hanil Cement Co., Ltd.                                     775     35,861
    Hanil E-Wha Co., Ltd.                                    4,890     59,183
*   Hanjin Heavy Industries & Construction Co., Ltd.         6,725     48,741
    Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd.                                                   1,540      9,239
*   Hanjin Shipping Co., Ltd.                               18,851    141,492
*   Hanjin Shipping Holdings Co., Ltd.                       1,551      6,915
    Hanjin Transportation Co., Ltd.                          1,530     31,499
    Hankook Shell Oil Co., Ltd.                                 86     29,375
    Hankook Tire Co., Ltd.                                  11,436    498,262
    Hankook Tire Worldwide Co., Ltd.                         2,614     47,551
*   Hanmi Pharm Co., Ltd.                                    1,241    183,358
*   Hanmi Science Co., Ltd.                                  4,070     47,466
    Hansol Chemical Co., Ltd.                                1,170     29,438
    Hansol CSN                                              15,480     53,565
    Hansol Paper Co.                                        13,790    184,019
*   Hansol Technics Co., Ltd.                                5,924    143,049
    Hanssem Co., Ltd.                                          370      8,909
#   Hanwha Chemical Corp.                                   21,230    315,874
    Hanwha Corp.                                            10,230    289,983
*   Hanwha General Insurance Co., Ltd.                       4,460     20,874
    Hanwha Investment & Securities Co., Ltd.                14,239     51,670
    Hanwha Life Insurance Co., Ltd.                         38,717    235,734
    Hanwha Timeworld Co., Ltd.                                 700     20,570
    Hanyang Securities Co., Ltd.                             1,630      9,180
    Hite Jinro Co., Ltd.                                     5,572    163,189
    Hitejinro Holdings Co., Ltd.                             1,300     17,355
    HMC Investment Securities Co., Ltd.                      3,246     36,341
    Hotel Shilla Co., Ltd.                                   5,490    290,562
    Huchems Fine Chemical Corp.                              2,620     54,746
    Husteel Co., Ltd.                                        2,170     50,650
    Hwa Shin Co., Ltd.                                       2,050     22,750
    Hy-Lok Corp.                                               760     15,549
    Hyosung Corp.                                            5,517    278,037
*   Hyundai BNG Steel Co., Ltd.                              2,150     23,273
    Hyundai Corp.                                            3,840     90,445

                                     1440

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Hyundai Department Store Co., Ltd.                       3,027 $  440,245
    Hyundai Development Co.                                 13,627    280,252
*   Hyundai Elevator Co., Ltd.                               1,200     88,808
    Hyundai Engineering & Construction Co., Ltd.             3,548    186,566
    Hyundai Glovis Co., Ltd.                                   440     74,067
    Hyundai Greenfood Co., Ltd.                             11,600    187,085
    Hyundai Heavy Industries Co., Ltd.                       2,866    524,359
    Hyundai Home Shopping Network Corp.                        625     86,379
    Hyundai Hy Communications & Networks Co., Ltd.           2,170     11,702
    Hyundai Hysco Co., Ltd.                                  5,520    154,724
    Hyundai Marine & Fire Insurance Co., Ltd.               10,440    294,126
*   Hyundai Merchant Marine Co., Ltd.                        5,397     50,279
    Hyundai Mobis                                            2,838    645,273
    Hyundai Motor Co.                                        7,557  1,372,223
    Hyundai Securities Co., Ltd.                            26,060    181,419
    Hyundai Steel Co.                                        6,875    477,648
    Hyundai Wia Corp.                                          741     95,756
    Hyunjin Materials Co., Ltd.                              1,269      7,110
*   ICD Co., Ltd.                                            4,643     59,370
    Iljin Display Co., Ltd.                                  1,940     38,543
    Iljin Electric Co., Ltd.                                 5,010     17,360
*   Iljin Materials Co., Ltd.                                1,650     15,977
    Ilshin Spinning Co., Ltd.                                  271     24,530
*   Ilyang Pharmaceutical Co., Ltd.                          2,042     68,691
    Industrial Bank of Korea                                35,640    408,475
*   Infopia Co., Ltd.                                        1,599     29,639
    InnoWireless, Inc.                                         699     10,842
*   Interflex Co., Ltd.                                      1,357     57,265
    Interpark Corp.                                         13,064    104,534
    INTOPS Co., Ltd.                                         1,368     40,080
    Inzi Controls Co., Ltd.                                  2,340     14,218
    INZI Display Co., Ltd.                                   6,794     17,522
*   IS Dongseo Co., Ltd.                                     1,150     13,179
    ISU Chemical Co., Ltd.                                   3,690     65,453
#*  IsuPetasys Co., Ltd.                                    14,830     92,873
    Jahwa Electronics Co., Ltd.                              2,450     62,595
    Jeil Pharmaceutical Co.                                  1,820     27,596
    Jeonbuk Bank                                            19,098    104,944
    JW Holdings Co., Ltd.                                    4,160      9,560
    JW Pharmaceutical Corp.                                  2,940     49,136
    Kangwon Land, Inc.                                       8,480    239,998
    KB Financial Group, Inc. ADR                            24,436    801,501
    KC Tech Co., Ltd.                                        4,453     21,586
    KCC Corp.                                                  860    255,676
    KEPCO Engineering & Construction Co., Inc.               1,061     84,502
    KEPCO Plant Service & Engineering Co., Ltd.              1,610     83,163
*   KH Vatec Co., Ltd.                                       3,928     82,546
    Kia Motors Corp.                                        13,061    651,497
    KISCO Corp.                                                222      5,745
    Kishin Corp.                                             5,120     35,082
    KISWIRE, Ltd.                                            2,160     72,018
    KIWOOM Securities Co., Ltd.                              2,319    142,343

                                     1441

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Koh Young Technology, Inc.                                 368 $   11,454
    Kolon Corp.                                                691     16,643
*   Kolon Global Corp.                                       5,710     19,781
    Kolon Industries, Inc.                                   4,288    198,788
    Korea Aerospace Industries, Ltd.                         2,430     61,851
*   Korea Circuit Co., Ltd.                                  2,590     49,842
    Korea District Heating Corp.                               182     17,670
*   Korea Electric Power Corp. Sponsored ADR                 7,600    108,832
    Korea Electric Terminal Co., Ltd.                        1,750     54,314
    Korea Gas Corp.                                          3,277    210,414
    Korea Investment Holdings Co., Ltd.                      8,820    371,729
*   Korea Petrochemical Ind Co., Ltd.                          322     12,506
*   Korea Real Estate Investment Trust Co.                  16,548     24,989
    Korea United Pharm, Inc.                                 1,320     19,774
    Korea Zinc Co., Ltd.                                       844    243,587
*   Korean Air Lines Co., Ltd.                               6,252    200,631
    Korean Reinsurance Co.                                  19,431    190,710
    Kortek Corp.                                             1,982     23,040
    KPX Chemical Co., Ltd.                                     220     12,367
    KT Corp. Sponsored ADR                                   5,400     87,804
    KT Skylife Co., Ltd.                                     1,610     62,285
    KT&G Corp.                                              10,257    739,007
*   KTB Investment & Securities Co., Ltd.                   12,690     43,229
    Kukdo Chemical Co., Ltd.                                   740     36,053
*   Kumho Industrial Co., Ltd.                                 137      1,257
    Kumho Petro chemical Co., Ltd.                             931     80,826
*   Kumho Tire Co., Inc.                                     7,723     83,260
    Kwang Dong Pharmaceutical Co., Ltd.                     15,340     97,271
*   Kwang Myung Electric Engineering Co., Ltd.               4,580     10,517
    Kyobo Securities Co.                                     5,430     24,844
    KyungDong City Gas Co., Ltd.                               105      8,354
    Kyungdong Pharm Co., Ltd.                                1,450     21,890
*   LB Semicon, Inc.                                         4,067     13,222
    LEENO Industrial, Inc.                                     368     13,177
    LG Chem, Ltd.                                            1,616    382,437
    LG Corp.                                                10,961    653,847
*   LG Display Co., Ltd. ADR                                83,785  1,149,530
    LG Electronics, Inc.                                    14,067  1,127,511
    LG Fashion Corp.                                         4,880    139,951
    LG Hausys, Ltd.                                          1,425    127,627
    LG Household & Health Care, Ltd.                           408    229,427
*   LG Innotek Co., Ltd.                                     1,801    145,572
    LG International Corp.                                   6,220    200,831
*   LG Life Sciences, Ltd.                                   1,620     80,849
*   LG Uplus Corp.                                          41,370    390,959
    LIG Insurance Co., Ltd.                                  9,470    194,835
    Lock & Lock Co., Ltd.                                    3,170     81,445
    Lotte Chemical Corp.                                     1,689    249,983
    Lotte Chilsung Beverage Co., Ltd.                          133    207,604
    Lotte Confectionery Co., Ltd.                              151    263,370
    Lotte Food Co., Ltd.                                        89     71,113
    LOTTE Himart Co., Ltd.                                     639     45,361

                                     1442

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
*   Lotte Non-Life Insurance Co., Ltd.                       2,500 $    7,552
    Lotte Shopping Co., Ltd.                                 1,464    546,816
    LS Corp.                                                 3,205    236,021
    LS Industrial Systems Co., Ltd.                          1,605     90,744
*   Lumens Co., Ltd.                                         2,770     23,491
    Macquarie Korea Infrastructure Fund                     44,374    281,269
*   Macrogen, Inc.                                             656     23,577
    Maeil Dairy Industry Co., Ltd.                           1,665     78,330
    Mando Corp.                                              2,467    188,526
*   Medipost Co., Ltd.                                         460     35,202
    MegaStudy Co., Ltd.                                      1,386     94,487
    Melfas, Inc.                                             1,137     19,093
*   Meritz Finance Group, Inc.                               3,387     12,291
    Meritz Fire & Marine Insurance Co., Ltd.                11,222    121,865
    Meritz Securities Co., Ltd.                             69,570     90,130
    Mirae Asset Securities Co., Ltd.                         5,456    228,389
    MK Electron Co., Ltd.                                    5,177     19,386
    MNTech Co., Ltd.                                         5,018     45,351
    Modetour Network, Inc.                                     692     16,584
    Moorim P&P Co., Ltd.                                     2,250     12,004
    Motonic Corp.                                            2,210     28,021
    Namhae Chemical Corp.                                    9,970     64,507
    NCSoft Corp.                                               850    128,301
*   Neowiz Games Corp.                                       4,290     67,928
    NEPES Corp.                                              1,492     24,997
    Nexen Corp.                                                310     23,399
    Nexen Tire Corp.                                         5,140     67,334
    NH Investment & Securities Co., Ltd.                     9,052     40,012
    NHN Corp.                                                  973    262,405
    NICE Holdings Co., Ltd.                                     43      3,237
    NICE Information Service Co., Ltd.                          65        315
    NK Co., Ltd.                                             1,680      5,358
    Nong Shim Holdings Co., Ltd.                               792     61,084
    NongShim Co., Ltd.                                         643    195,963
    OCI Co., Ltd.                                            2,620    337,382
    OCI Materials Co., Ltd.                                  1,887     54,575
*   OPTRON-TEC, Inc.                                         1,515     22,822
    Orion Corp/Republic of South Korea                         374    395,608
*   Osstem Implant Co., Ltd.                                 3,554    100,848
#*  Osung LST Co., Ltd.                                     11,776     35,431
    Ottogi Corp.                                               244    105,237
    Partron Co., Ltd.                                        3,539     74,852
    Poongsan Corp.                                           3,720     90,304
    Poongsan Holdings Corp.                                    690     14,708
    POSCO ADR                                               18,041  1,298,772
    POSCO Chemtech Co., Ltd.                                   183     20,404
*   PSK, Inc.                                                4,681     25,638
    Pyeong Hwa Automotive Co., Ltd.                          3,427     51,134
    S&T Dynamics Co., Ltd.                                   3,180     38,011
    S&T Motiv Co., Ltd.                                      2,830     74,483
    S-1 Corp.                                                1,719     97,133
    S-MAC Co., Ltd.                                          1,553     23,125

                                     1443

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    S-Oil Corp.                                              1,724 $  138,984
    Saeron Automotive Corp.                                  3,700     25,822
*   Sajo Industries Co., Ltd.                                  870     35,770
    Sam Young Electronics Co., Ltd.                            950      8,207
    Sam Yung Trading Co., Ltd.                               3,760     63,191
    Samchully Co., Ltd.                                        607     72,844
    Samjin Pharmaceutical Co., Ltd.                            380      4,429
    Samkwang Glass                                             530     36,980
    Samsung C&T Corp.                                       15,492    831,581
    Samsung Electro-Mechanics Co., Ltd.                      7,133    639,171
    Samsung Electronics Co., Ltd.                            4,072  5,631,643
    Samsung Engineering Co., Ltd.                            1,437    115,694
    Samsung Fine Chemicals Co., Ltd.                         3,638    176,628
    Samsung Fire & Marine Insurance Co., Ltd.                3,593    739,412
    Samsung Heavy Industries Co., Ltd.                      21,100    673,183
    Samsung Life Insurance Co., Ltd.                         3,127    308,225
    Samsung SDI Co., Ltd.                                    7,046    821,481
    Samsung Securities Co., Ltd.                            11,212    516,471
    Samsung Techwin Co., Ltd.                                3,840    238,843
*   Samyang Foods Co., Ltd.                                    870     22,002
    Samyang Holdings Corp.                                   1,808    153,710
    Samyoung Chemical Co., Ltd.                                990      2,595
    SBS Media Holdings Co., Ltd.                            17,020     94,064
    Seah Besteel Corp.                                       4,160    114,054
    SeAH Holdings Corp.                                        341     33,012
    SeAH Steel Corp.                                           470     48,129
    Sebang Co., Ltd.                                         2,650     42,856
    Sejong Industrial Co., Ltd.                              1,520     17,293
*   Seohee Construction Co., Ltd.                           59,786     42,340
    Seowon Co., Ltd.                                        17,130     42,919
*   Sewon Cellontech Co., Ltd.                               9,690     35,105
*   SG Corp.                                                18,100     14,206
    Shin Poong Pharmaceutical Co., Ltd.                        785      3,720
    Shinhan Financial Group Co., Ltd.                        9,420    326,281
    Shinhan Financial Group Co., Ltd. ADR                   21,150    725,233
    Shinsegae Co., Ltd.                                      1,601    344,231
    Shinsegae International Co., Ltd.                          500     35,459
*   Shinsung Solar Energy Co., Ltd.                          8,513      7,127
    Silicon Works Co., Ltd.                                    967     20,025
    Silla Co., Ltd.                                          1,850     57,502
    Simm Tech Co., Ltd.                                      5,984     47,072
*   SK Broadband Co., Ltd.                                  35,199    167,269
    SK C&C Co., Ltd.                                         1,247    104,712
    SK Chemicals Co., Ltd.                                   3,118    132,513
*   SK Communications Co., Ltd.                              5,796     43,058
    SK Gas Co., Ltd.                                         1,608    113,924
    SK Holdings Co., Ltd.                                    5,154    743,877
*   SK Hynix, Inc.                                          23,180    631,338
    SK Innovation Co., Ltd.                                  3,478    475,563
    SK Networks Co., Ltd.                                   32,770    217,369
    SK Securities Co., Ltd.                                 97,610     86,902
    SK Telecom Co., Ltd.                                       191     33,621

                                     1444

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH KOREA -- (Continued)
    SK Telecom Co., Ltd. ADR                                  6,000 $   116,940
    SKC Co., Ltd.                                             5,040     152,241
    SL Corp.                                                  5,700      76,009
    Songwon Industrial Co., Ltd.                              2,850      39,036
*   Ssangyong Cement Industrial Co., Ltd.                     4,260      25,959
#   STX Corp. Co., Ltd.                                       8,910      26,534
*   STX Engine Co., Ltd.                                      4,720      20,101
*   STX Offshore & Shipbuilding Co., Ltd.                    10,280      39,885
*   STX Pan Ocean Co., Ltd.                                  29,059      89,305
    Suheung Capsule Co., Ltd.                                   930      22,841
*   Sung Jin Geotec Co., Ltd.                                 2,900      28,477
*   Suprema, Inc.                                             1,355      27,266
*   Synopex, Inc.                                            20,990      47,965
#   Taekwang Industrial Co., Ltd.                                85      78,046
*   Taewoong Co., Ltd.                                        3,281      77,308
    Taeyoung Engineering & Construction Co., Ltd.            14,580      80,557
*   Taihan Electric Wire Co., Ltd.                           20,377      47,706
*   Tera Resource Co., Ltd.                                  67,126      61,868
    Tongyang Life Insurance                                   9,040      81,061
*   Top Engineering Co., Ltd.                                 1,477       7,917
    Uju Electronics Co., Ltd.                                   629      16,791
    Unid Co., Ltd.                                            1,490      63,216
*   WeMade Entertainment Co., Ltd.                              537      27,650
*   WillBes & Co. (The)                                      12,360      16,816
*   Woongjin Chemical Co., Ltd.                             104,600      84,436
*   Woongjin Energy Co., Ltd.                                11,640      21,194
*   Woongjin Thinkbig Co., Ltd.                               2,400      19,963
    Wooree ETI Co., Ltd.                                      9,835      40,022
    Woori Finance Holdings Co., Ltd.                         42,560     460,843
    Woori Finance Holdings Co., Ltd. ADR                      1,400      45,444
    Woori Financial Co., Ltd.                                 1,623      32,924
    Woori Investment & Securities Co., Ltd.                  30,977     318,907
    WooSung Feed Co., Ltd.                                   10,970      32,330
    Y G-1 Co., Ltd.                                           4,426      48,107
    Youlchon Chemical Co., Ltd.                               1,990      22,783
    Young Poong Corp.                                           198     288,033
    Young Poong Precision Corp.                               2,267      22,867
    Youngone Corp.                                            8,136     325,449
    Youngone Holdings Co., Ltd.                               2,034     145,228
    Yuhan Corp.                                               1,428     272,150
                                                                    -----------
TOTAL SOUTH KOREA                                                    60,145,786
                                                                    -----------
SPAIN -- (1.6%)
    Abengoa SA                                                5,851      15,657
    Abengoa SA Class B                                       23,404      57,088
    Abertis Infraestructuras SA                              21,907     408,773
    Acciona SA                                                5,653     369,825
    Acerinox SA                                              18,950     204,484
    ACS Actividades de Construccion y Servicios SA            7,739     198,762
    Adveo Group International SA                              1,759      27,955
    Almirall SA                                               8,993     118,886
    Amadeus IT Holding SA Class A                             9,188     271,106

                                     1445

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SPAIN -- (Continued)
    Antena 3 de Television SA                                 7,602 $   46,361
    Banco Bilbao Vizcaya Argentaria SA                      200,018  1,947,088
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR        154,917  1,518,187
    Banco Bilbao Vizcaya Argentaria SA.                       3,572     34,667
    Banco de Sabadell SA                                    657,392  1,365,603
*   Banco Espanol de Credito SA                              17,202     79,246
*   Banco Popular Espanol SA                                955,188    743,708
    Banco Santander SA                                      570,496  4,119,863
    Banco Santander SA Sponsored ADR                        165,419  1,199,288
    Bankinter SA (5474008)                                   65,436    240,632
    Bankinter SA (B87RCP8)                                   36,350    133,848
*   Baron de Ley                                                336     21,925
    Bolsas y Mercados Espanoles SA                            8,287    224,929
    CaixaBank                                               135,265    500,149
#*  Caja de Ahorros del Mediterraneo                          4,397         --
*   Campofrio Food Group SA                                   6,611     43,371
*   Cementos Portland Valderrivas SA                          1,311      6,718
    Cie Automotive SA                                         3,451     24,245
*   Codere SA                                                   996      2,701
    Construcciones y Auxiliar de Ferrocarriles SA               239     94,339
*   Deoleo SA                                                66,549     23,244
    Distribuidora Internacional de Alimentacion SA           27,707    214,768
    Duro Felguera SA                                         12,115     86,277
    Ebro Foods SA                                            12,200    250,265
    Elecnor SA                                                4,850     55,123
    Enagas SA                                                18,135    482,955
    Ence Energia y Celulosa S.A                              33,113     87,346
*   Ercros SA                                                16,413      8,999
    Faes Farma SA                                            17,084     46,784
    Ferrovial SA                                             36,757    608,051
    Fluidra SA                                                1,871      6,049
    Fomento de Construcciones y Contratas SA                 13,309    138,072
    Gamesa Corp. Tecnologica SA                              55,669    217,644
    Gas Natural SDG SA                                       33,472    700,892
*   Grifols SA                                               11,550    463,619
*   Grifols SA Class B                                            1         15
    Grupo Catalana Occidente SA                               7,994    181,152
    Iberdrola SA                                            320,348  1,722,372
    Inditex SA                                                2,944    395,101
    Indra Sistemas SA                                        16,009    215,394
*   Jazztel P.L.C.                                           24,797    186,439
    Laboratorios Farmaceuticos Rovi SA                          384      3,511
    Mapfre SA                                                73,817    270,359
*   Mediaset Espana Comunicacion SA                          31,136    244,046
    Melia Hotels International SA                             8,798     65,181
    Miquel y Costas & Miquel SA                               1,408     42,604
*   NH Hoteles SA                                            23,276     81,067
    Obrascon Huarte Lain SA                                   8,818    326,127
    Papeles y Cartones de Europa SA                           9,942     33,767
    Pescanova SA                                              2,936         --
*   Promotora de Informaciones SA Class A                    27,006      8,007
    Prosegur Cia de Seguridad SA                             10,851     60,656

                                     1446

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------ -----------
SPAIN -- (Continued)
*   Realia Business SA                                      20,311 $    12,502
    Red Electrica Corp. SA                                  10,638     565,507
    Repsol SA                                               20,527     481,246
    Repsol SA Sponsored ADR                                 41,596     971,683
*   Sacyr Vallehermoso SA                                   80,914     168,378
*   Sociedad Nacional de Industrias Apicaciones Celulosa
      Espanola SA                                            9,492       4,880
    Tecnicas Reunidas SA                                     2,395     116,054
    Telecomunicaciones y Energia                             8,716      12,264
    Telefonica SA                                           32,531     476,329
    Telefonica SA Sponsored ADR                             43,078     627,646
    Tubacex SA                                              36,604     102,982
    Tubos Reunidos SA                                       18,902      40,801
    Vidrala SA                                               2,797      93,239
    Viscofan SA                                              6,063     315,063
*   Vocento SA                                               1,129       1,378
    Zardoya Otis SA                                          6,069      84,791
*   Zeltia SA                                               14,916      30,255
                                                                   -----------
TOTAL SPAIN                                                         25,350,288
                                                                   -----------
SWEDEN -- (2.3%)
    AarhusKarlshamn AB                                       4,405     231,368
    Acando AB                                               11,914      30,781
*   Active Biotech AB                                        2,646      23,247
    AddTech AB Class B                                         857      29,302
    AF AB Class B                                            5,836     160,706
    Alfa Laval AB                                           12,025     265,068
    Assa Abloy AB Class B                                   10,729     429,361
    Atlas Copco AB Class A                                   7,158     189,275
    Atlas Copco AB Class B                                   4,000      95,438
    Atrium Ljungberg AB Class B                              1,910      26,509
    Avanza Bank Holding AB                                   1,371      30,410
    Axfood AB                                                2,200      96,938
#   Axis Communications AB                                   3,800     104,645
    B&B Tools AB Class B                                     4,520      55,166
*   BE Group AB                                              6,980      17,543
#   Beijer AB G&L Class B                                    2,908      50,976
    Beijer Alma AB                                           2,354      47,994
    Beijer Electronics AB                                    1,176      12,895
    Betsson AB                                               3,151      92,295
    Bilia AB Class A                                         5,609      97,453
    BillerudKorsnas AB                                      42,063     417,508
    BioGaia AB Class B                                       1,910      66,798
    Bjoern Borg AB (B8ZRVS6)                                 4,436       2,053
    Bjoern Borg AB (B8G3M79)                                 4,436      23,614
    Boliden AB                                              59,524     950,594
    Bure Equity AB                                          19,879      70,345
    Byggmax Group AB                                         3,996      23,143
    Castellum AB                                            21,763     325,869
*   CDON Group AB                                            5,064      23,400
    Clas Ohlson AB Class B                                   4,200      56,635
#   Concentric AB                                           13,233     135,191
    Corem Property Group AB Class B                          1,440       4,507

                                     1447

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SWEDEN -- (Continued)
    Dios Fastigheter AB                                       1,387 $    8,500
    Duni AB                                                   6,289     59,448
    Electrolux AB Series B                                   43,531  1,238,948
    Elekta AB Class B                                        25,980    398,363
*   Enea AB                                                   6,373     46,887
#*  Eniro AB                                                 20,661     50,037
    Fabege AB                                                16,897    182,994
*   Fastighets AB Balder                                      6,448     46,818
    Getinge AB Class B                                       20,538    619,279
#   Gunnebo AB                                               11,036     46,723
*   Hakon Invest AB                                           9,006    243,154
    Haldex AB                                                12,080     76,929
    Hennes & Mauritz AB Class B                              10,069    357,587
    Hexagon AB Class B                                       43,051  1,235,060
    Hexpol AB                                                 5,500    310,120
*   HIQ International AB (B97F1H4)                           11,814      4,357
    HIQ International AB (B83KBP4)                           11,814     67,046
    Hoganas AB Class B                                        5,724    274,178
    Holmen AB Class B                                        12,831    359,650
    Hufvudstaden AB Class A                                   6,318     82,700
    Husqvarna AB Class A                                     20,121    116,636
    Husqvarna AB Class B                                     88,274    510,768
    Industrial & Financial Systems Class B                    3,666     69,645
    Indutrade AB                                              2,112     73,349
    Intrum Justitia AB                                        8,534    175,520
    JM AB                                                    15,733    354,328
*   KappAhl AB                                               16,275     64,150
    Klovern AB                                                9,524     43,166
    KNOW IT AB                                                4,124     33,091
    Kungsleden AB                                            20,781    145,711
    Lagercrantz AB Class B                                    3,024     39,961
    Lindab International AB                                  12,057     94,844
    Loomis AB Class B                                        13,853    270,815
*   Lundin Petroleum AB                                      23,533    565,852
    Meda AB Class A                                          55,128    659,907
*   Medivir AB Class B                                        4,726     50,163
    Mekonomen AB                                              1,532     48,431
*   Micronic Mydata AB                                       28,090     60,046
    Millicom International Cellular SA                        1,369    112,442
    Modern Times Group AB Class B                             5,064    217,347
    NCC AB Class A                                            1,248     29,372
    NCC AB Class B                                           16,479    392,103
    Nederman Holding AB                                          53      1,292
*   Net Entertainment NE AB Class B                           1,257     19,734
*   Net Insight AB Class B                                   22,728      4,716
    New Wave Group AB Class B                                 9,099     49,288
    Nibe Industrier AB Class B                               13,159    214,775
    Nobia AB                                                 40,048    230,552
    Nolato AB Class B                                         3,860     65,360
    Nordea Bank AB                                          186,896  2,248,924
    Nordnet AB Class B                                       17,650     49,407
*   Orexo AB                                                  6,590     56,615

                                     1448

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SWEDEN -- (Continued)
    Oriflame Cosmetics SA                                     2,373 $    86,025
*   PA Resources AB                                           1,989       7,211
    Peab AB                                                  44,936     252,154
    Pricer AB Class B                                        33,823      46,789
    Proffice AB Class B                                      13,012      44,979
    Ratos AB Class B                                         34,569     334,036
    ReadSoft AB Class B                                         781       3,236
*   Rederi AB Transatlantic                                   7,086       4,285
*   Rezidor Hotel Group AB                                   15,502      73,565
    Saab AB Class B                                          13,717     301,072
    Sagax AB Class A                                            453       1,747
*   Sagax AB Class B                                          4,530      14,678
    Sandvik AB                                               35,807     510,737
*   SAS AB                                                   49,484     108,398
    Scania AB Class B                                        11,384     243,462
    Securitas AB Class B                                     51,395     505,747
    Semcon AB                                                 2,390      21,829
    Skandinaviska Enskilda Banken AB                            886       8,728
    Skandinaviska Enskilda Banken AB Class A                183,321   1,885,887
    Skanska AB Class B                                       72,846   1,242,736
    SKF AB Class A                                            1,000      23,436
    SKF AB Class B                                           15,606     364,313
    SkiStar AB                                                3,440      40,323
#   SSAB AB Class A                                          38,842     286,185
    SSAB AB Class B                                          19,718     126,640
    Svenska Cellulosa AB Class A                              8,697     238,475
    Svenska Cellulosa AB Class B                             79,422   2,068,850
    Svenska Handelsbanken AB Class A                         36,011   1,641,674
    Svenska Handelsbanken AB Class B                            808      35,451
    Sweco AB Class B                                          3,342      40,259
    Swedbank AB Class A                                      71,036   1,749,165
    Swedish Match AB                                         14,697     509,846
*   Swedish Orphan Biovitrum AB                              30,705     196,499
    Systemair AB                                                682      11,123
    Tele2 AB Class B                                         26,901     461,598
    Telefonaktiebolaget LM Ericsson Class A                  12,842     155,065
    Telefonaktiebolaget LM Ericsson Class B                 105,808   1,315,868
#   Telefonaktiebolaget LM Ericsson Sponsored ADR            90,500   1,114,055
    TeliaSonera AB                                          125,141     863,442
    TradeDoubler AB                                          13,109      29,693
    Trelleborg AB Class B                                    53,488     796,392
    Unibet Group P.L.C.                                       5,257     182,171
    Vitrolife AB                                              4,005      37,939
    Volvo AB Class A                                         24,295     335,409
    Volvo AB Class B                                         68,594     950,699
    Volvo AB Sponsored ADR                                    1,200      16,692
    Wallenstam AB Class B                                    11,309     161,540
    Wihlborgs Fastigheter AB                                  8,368     138,584
                                                                    -----------
TOTAL SWEDEN                                                         36,552,802
                                                                    -----------
SWITZERLAND -- (5.1%)
    ABB, Ltd.                                               130,717   2,964,257

                                     1449

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    ABB, Ltd. Sponsored ADR                                 55,400 $1,250,378
*   Acino Holding AG                                           904     93,357
    Actelion, Ltd.                                          10,350    633,713
    Adecco SA                                               23,752  1,270,465
*   AFG Arbonia-Forster Holding AG                           3,805    109,000
    Allreal Holding AG                                       3,617    529,325
    Alpiq Holding AG                                           648     82,264
    ams AG                                                   2,507    233,979
    APG SGA SA                                                 109     27,310
    Aryzta AG                                               22,161  1,375,986
    Ascom Holding AG                                         6,436     83,449
    Autoneum Holding AG                                        562     38,642
    Bachem Holding AG Class B                                  894     38,145
    Baloise Holding AG                                      11,347  1,169,593
    Bank Coop AG                                             1,545     83,352
    Banque Cantonale de Geneve                                  95     24,218
    Banque Cantonale Vaudoise                                  768    425,534
    Banque Privee Edmond de Rothschild SA                        1     21,160
    Barry Callebaut AG                                         352    343,905
    Basilea Pharmaceutica                                    1,544     85,408
    Basler Kantonalbank                                      1,030     93,071
    Belimo Holding AG                                           41     93,341
    Bell AG                                                     22     53,340
    Berner Kantonalbank AG                                     933    260,113
    BKW AG                                                   1,558     53,811
*   Bobst Group AG                                           1,950     63,082
    Bossard Holding AG                                         728    107,508
    Bucher Industries AG                                     1,604    387,162
    Burckhardt Compression Holding AG                          583    238,428
    Burkhalter Holding AG                                       37     14,614
    Calida Holding AG                                          684     18,123
    Carlo Gavazzi Holding AG                                    41      9,489
    Centralschweizerische Kraftwerke AG                         92     30,375
*   Charles Voegele Holding AG                               1,422     19,832
    Cicor Technologies                                           6        180
    Cie Financiere Richemont SA Class A                     25,724  2,081,810
    Cie Financiere Tradition SA                                455     24,496
    Clariant AG                                             60,595    886,535
*   Coca-Cola HBC AG ADR                                    23,155    596,241
    Coltene Holding AG                                         641     33,124
    Conzzeta AG                                                 35     65,766
    Credit Suisse Group AG                                  95,305  2,646,718
    Credit Suisse Group AG Sponsored ADR                    88,772  2,554,858
    Daetwyler Holding AG                                     1,803    205,219
*   Dufry AG                                                 2,531    337,188
    EFG International AG                                    14,116    188,725
    Emmi AG                                                    576    178,417
    EMS-Chemie Holding AG                                      886    256,220
    Energiedienst Holding AG                                 1,334     50,932
    Flughafen Zuerich AG                                     1,026    499,210
    Forbo Holding AG                                           467    301,529
    Galenica AG                                                720    472,756

                                     1450

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SWITZERLAND -- (Continued)
    GAM Holding AG                                           38,620 $  682,992
*   Gategroup Holding AG                                      6,127    118,747
    Geberit AG                                                1,952    477,034
    Georg Fischer AG                                          1,073    467,341
    Givaudan SA                                                 993  1,278,814
    Gurit Holding AG                                             86     35,107
    Helvetia Holding AG                                       1,470    616,716
    Holcim, Ltd.                                             29,548  2,304,891
    Huber & Suhner AG                                         2,687    131,245
    Implenia AG                                               3,047    167,374
    Inficon Holding AG                                          385    119,754
    Interroll Holding AG                                        127     53,140
    Intershop Holdings                                          153     52,625
    Julius Baer Group, Ltd.                                  53,013  2,113,330
    Kaba Holding AG Class B                                     581    227,477
    Kardex AG                                                 1,417     50,288
    Komax Holding AG                                            777     83,546
    Kudelski SA                                              11,129    140,303
    Kuehne + Nagel International AG                           2,593    297,010
    Kuoni Reisen Holding AG                                     886    270,426
    LEM Holding SA                                               41     24,884
    Liechtensteinische Landesbank AG                          1,649     69,420
    Lindt & Spruengli AG                                          5    222,818
#   Logitech International SA (H50430232)                     5,400     34,290
#   Logitech International SA (B18ZRK2)                      30,755    196,104
    Lonza Group AG                                           14,498  1,010,250
    Luzerner Kantonalbank AG                                    671    267,073
    Metall Zug AG                                                36     87,503
#*  Meyer Burger Technology AG                                7,425     45,411
    Micronas Semiconductor Holding AG                         6,211     43,787
    Mobilezone Holding AG                                     4,831     46,901
    Mobimo Holding AG                                         1,539    345,862
*   Myriad Group AG                                           5,598     14,826
    Nestle SA                                                87,940  6,271,216
    Nobel Biocare Holding AG                                  8,211     92,031
    Novartis AG                                               7,309    541,068
    Novartis AG ADR                                         117,451  8,663,186
    OC Oerlikon Corp. AG                                     41,707    482,775
*   Orascom Development Holding AG                              924      9,049
    Orell Fuessli Holding AG                                    152     14,637
    Orior AG                                                  1,175     63,178
    Panalpina Welttransport Holding AG                        1,841    179,274
    Partners Group Holding AG                                   966    247,842
    Phoenix Mecano AG                                           178     89,996
    PSP Swiss Property AG                                     2,990    280,691
    PubliGroupe AG                                              443     64,223
    Rieter Holding AG                                         1,014    169,469
    Roche Holding AG (7108918)                                  424    105,934
    Roche Holding AG (7110388)                                9,111  2,280,851
    Romande Energie Holding SA                                   49     52,693
    Schaffner Holding AG                                        144     33,447
    Schindler Holding AG                                      1,376    201,531

                                     1451

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
SWITZERLAND -- (Continued)
#*  Schmolz + Bickenbach AG                                   8,101 $    23,752
    Schweiter Technologies AG                                   241     152,227
    Schweizerische National-Versicherungs-Gesellschaft AG     3,503     167,345
    SGS SA                                                      180     435,264
    Siegfried Holding AG                                        806     106,309
    Sika AG                                                     377     911,001
    Sonova Holding AG                                         2,200     239,664
    St Galler Kantonalbank AG                                   627     274,366
    Straumann Holding AG                                        472      61,962
    Sulzer AG                                                 5,522     943,655
    Swatch Group AG (The) (7184725)                           3,316   1,902,457
    Swatch Group AG (The) (7184736)                           4,098     412,098
    Swiss Life Holding AG                                     7,281   1,153,484
    Swiss Re AG                                              51,038   4,061,685
    Swisscom AG                                                 798     375,874
    Swisslog Holding AG                                      61,788      81,208
    Swissquote Group Holding SA                               2,565      85,244
    Syngenta AG ADR                                          13,102   1,120,221
    Tamedia AG                                                  430      47,155
    Tecan Group AG                                            1,806     168,115
*   Temenos Group AG                                          5,881     139,083
*   Tornos Holding AG                                         1,468       7,088
    U-Blox AG                                                 1,022      55,084
    UBS AG (H89231338)                                      156,342   2,781,324
    UBS AG (B18YFJ4)                                        124,654   2,223,629
    Valiant Holding                                           3,123     292,814
    Valora Holding AG                                           795     156,092
    Vaudoise Assurances Holding SA Class B                      195      73,464
    Verwaltungs- und Privat-Bank AG                             749      60,056
    Vetropack Holding AG                                         57     115,555
*   Von Roll Holding AG                                      14,867      26,507
    Vontobel Holding AG                                       5,991     193,331
    Walter Meier AG                                             480      28,884
    Ypsomed Holding AG                                          537      31,791
    Zehnder Group AG                                          2,160      95,565
*   Zueblin Immobilien Holding AG                             4,474       9,681
*   Zug Estates Holding AG                                       36      48,241
    Zuger Kantonalbank AG                                        25     134,046
    Zurich Insurance Group AG                                20,849   5,826,078
                                                                    -----------
TOTAL SWITZERLAND                                                    80,667,432
                                                                    -----------
TAIWAN -- (3.3%)
    A-DATA Technology Co., Ltd.                              36,000      71,451
    Ability Enterprise Co., Ltd.                             73,530      67,340
    AcBel Polytech, Inc.                                    108,540      95,158
    Accton Technology Corp.                                 113,929      69,243
*   Acer, Inc.                                              586,810     474,273
    ACES Electronic Co., Ltd.                                 6,000       6,659
    ACHEM TECHNOLOGY Corp.                                   13,000       6,477
    Acme Electronics Corp.                                   19,000      24,283
    Acter Co., Ltd.                                          10,000      48,355
*   Action Electronics Co., Ltd.                             61,921      14,331

                                     1452

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
TAIWAN -- (Continued)
    Actron Technology Corp.                                  10,000 $ 30,058
    Adlink Technology, Inc.                                  10,000   10,787
    Advanced Ceramic X Corp.                                  8,000   23,105
    Advanced International Multitech Co., Ltd.                7,000    9,045
    Advanced Semiconductor Engineering, Inc.                 83,644   72,955
    Advanced Semiconductor Engineering, Inc. ADR             36,804  164,882
    Advancetek Enterprise Co., Ltd.                          36,000   35,109
    Advantech Co., Ltd.                                      28,600  136,698
*   AGV Products Corp.                                       84,969   30,259
    ALI Corp.                                                33,000   35,364
    Allis Electric Co., Ltd.                                  8,000    2,477
    Alpha Networks, Inc.                                     70,000   45,556
    Altek Corp.                                             110,498   71,237
    Ambassador Hotel (The)                                   55,000   53,540
    AMPOC Far-East Co., Ltd.                                 24,000   22,783
    AmTRAN Technology Co., Ltd.                             200,823  164,613
    Anpec Electronics Corp.                                  35,000   22,853
    Apacer Technology, Inc.                                  25,000   29,099
    APCB, Inc.                                               39,000   28,808
    Apex Biotechnology Corp.                                  9,226   25,252
    Ardentec Corp.                                           78,000   52,796
    Arima Communications Corp.                               58,708   27,699
    Asia Cement Corp.                                       246,088  312,463
*   Asia Optical Co., Inc.                                   90,000   85,409
    Asia Plastic Recycling Holding, Ltd.                     16,000   42,923
    Asia Polymer Corp.                                       99,000   74,696
    Asia Vital Components Co., Ltd.                          82,053   39,485
    Asustek Computer, Inc.                                   36,502  425,152
    Aten International Co., Ltd.                             19,000   32,234
#*  AU Optronics Corp.                                      805,980  379,886
*   AU Optronics Corp. Sponsored ADR                         21,622  104,650
    Audix Corp.                                              16,000   14,666
    Aurora Corp.                                             33,000   60,307
    AV Tech Corp.                                            12,000   37,827
    Avermedia Technologies                                   35,000   15,734
    Avision, Inc.                                            15,000    4,229
*   Bank of Kaohsiung                                        55,750   17,876
    Basso Industry Corp.                                     20,000   14,722
    BES Engineering Corp.                                   426,000  121,047
    Biostar Microtech International Corp.                    11,000    4,101
    Boardtek Electronics Corp.                               30,000   25,015
    Bright Led Electronics Corp.                             22,000   10,351
    C Sun Manufacturing, Ltd.                                26,000   18,441
*   Cameo Communications, Inc.                               39,000   13,153
    Capella Microsystems Taiwan, Inc.                         3,000   23,099
    Capital Securities Corp.                                433,448  153,646
    Career Technology MFG. Co., Ltd.                         54,000   65,631
*   Carnival Industrial Corp.                                28,000    9,007
#   Catcher Technology Co., Ltd.                             59,360  301,342
    Cathay Financial Holding Co., Ltd.                      265,767  358,100
    Cathay Real Estate Development Co., Ltd.                223,000  133,807
*   Center Laboratories, Inc.                                15,000   19,887

                                     1453

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
*   Central Reinsurance Co., Ltd.                              28,000 $ 12,817
    Champion Building Materials Co., Ltd.                      74,526   25,789
    Chang Hwa Commercial Bank                                 747,641  427,600
    Chang Wah Electromaterials, Inc.                            8,000   26,904
    Charoen Pokphand Enterprise                                64,000   33,313
    Chaun-Choung Technology Corp.                              25,000   53,488
    CHC Resources Corp.                                        22,000   40,884
    Cheng Loong Corp.                                         216,360   96,795
    Cheng Shin Rubber Industry Co., Ltd.                       84,645  287,094
    Cheng Uei Precision Industry Co., Ltd.                    110,051  219,566
#*  Chenming Mold Industry Corp.                               20,000   14,031
    Chia Chang Co., Ltd.                                       24,000   31,400
    Chia Hsin Cement Corp.                                     96,338   42,465
    Chicony Electronics Co., Ltd.                              67,345  198,129
    Chien Kuo Construction Co., Ltd.                           75,250   36,877
    Chilisin Electronics Corp.                                 20,000   11,590
    Chimei Materials Technology Corp.                          20,000   23,760
    Chin-Poon Industrial Co.                                  126,126  164,584
*   China Airlines, Ltd.                                      615,019  234,644
    China Chemical & Pharmaceutical Co., Ltd.                  99,000   73,325
*   China Development Financial Holding Corp.               1,515,573  419,875
    China Ecotek Corp.                                         11,000   30,968
#   China Electric Manufacturing Corp.                         73,000   41,957
*   China General Plastics Corp.                               57,000   28,918
    China Glaze Co., Ltd.                                      29,599   13,758
*   China Life Insurance Co., Ltd.                            370,749  377,092
*   China Manmade Fibers Corp.                                290,000  115,562
    China Metal Products                                      100,242  133,058
    China Motor Corp.                                         164,000  159,900
    China Petrochemical Development Corp.                     430,031  232,929
    China Steel Chemical Corp.                                  8,000   38,922
    China Steel Corp.                                         614,571  542,211
    China Steel Structure Co., Ltd.                            24,000   29,422
    China Synthetic Rubber Corp.                              118,224  127,504
*   China Wire & Cable Co., Ltd.                               61,000   22,942
    Chinatrust Financial Holding Co., Ltd.                  1,113,210  676,064
    Chinese Maritime Transport, Ltd.                           41,000   49,348
    Chipbond Technology Corp.                                  40,000  101,971
    Chong Hong Construction Co.                                24,625   85,204
    Chroma ATE, Inc.                                           44,560   95,500
*   Chun YU Works & Co., Ltd.                                   8,000    2,901
    Chun Yuan Steel                                            88,570   33,637
    Chung Hsin Electric & Machinery Manufacturing Corp.        81,000   46,405
*   Chung Hung Steel Corp.                                    163,212   45,488
*   Chung Hwa Pulp Corp.                                      161,470   51,463
    Chunghwa Chemical Synthesis & Biotech Co., Ltd.            11,000   18,892
*   Chunghwa Picture Tubes, Ltd.                              951,656   62,160
    Chunghwa Telecom Co., Ltd.                                 32,727  104,468
    Chunghwa Telecom Co., Ltd. ADR                              3,011   97,075
    Clevo Co.                                                  71,401  136,963
*   CMC Magnetics Corp.                                       757,000  136,182
    Collins Co., Ltd.                                          54,802   21,081

                                     1454

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
TAIWAN -- (Continued)
#*  Compal Communications, Inc.                             100,000 $129,662
    Compal Electronics, Inc.                                984,747  637,886
    Compeq Manufacturing Co.                                288,000  107,493
    Continental Holdings Corp.                              124,000   47,302
    Coretronic Corp.                                         81,000   64,453
*   Cosmos Bank Taiwan                                      109,195   57,033
    Coxon Precise Industrial Co., Ltd.                       12,000   23,431
    CSBC Corp. Taiwan                                        68,740   45,199
    CTCI Corp.                                               72,444  144,908
    Cyberlink Corp.                                          11,203   36,719
    CyberTAN Technology, Inc.                                42,424   31,673
    D-Link Corp.                                            186,062  108,915
    DA CIN Construction Co., Ltd.                            36,000   31,078
    Dah Fung CATV Co., Ltd.                                   2,000    4,183
    Darfon Electronics Corp.                                 51,000   46,587
    Delpha Construction Co., Ltd.                            53,321   17,793
    Delta Electronics, Inc.                                  45,320  217,437
    Depo Auto Parts Ind Co., Ltd.                            32,000   85,748
    Dynamic Electronics Co., Ltd.                            68,183   25,918
    Dynapack International Technology Corp.                  17,000   59,132
    E Ink Holdings, Inc.                                    192,000  142,878
    E-LIFE MALL Corp.                                        18,000   44,592
*   E-Ton Solar Tech Co., Ltd.                               60,022   23,983
    E.Sun Financial Holding Co., Ltd.                       867,031  523,967
*   Eastern Media International Corp.                       125,000   16,043
    Eclat Textile Co., Ltd.                                  32,655  197,210
*   Edimax Technology Co., Ltd.                              48,000   21,161
    Edison Opto Corp.                                        20,000   24,385
    Elan Microelectronics Corp.                              50,000  133,148
    Elite Advanced Laser Corp.                               13,000   31,912
    Elite Material Co., Ltd.                                 59,162   60,596
    Elite Semiconductor Memory Technology, Inc.              70,000   94,950
    Elitegroup Computer Systems Co., Ltd.                   205,000   83,876
    eMemory Technology, Inc.                                  6,000   15,134
    ENG Electric Co., Ltd.                                   50,000   49,695
    Entie Commercial Bank                                   112,000   63,703
    Epistar Corp.                                           207,169  365,806
    Eternal Chemical Co., Ltd.                              146,140  126,144
*   Eva Airways Corp.                                       291,380  162,598
*   Everest Textile Co., Ltd.                                13,000    3,094
    Evergreen International Storage & Transport Corp.       161,000  105,206
*   Evergreen Marine Corp. Taiwan, Ltd.                     441,399  258,305
    Everlight Chemical Industrial Corp.                      94,740   67,084
    Everlight Electronics Co., Ltd.                          85,225  137,616
*   Everspring Industry Co.                                  16,000   10,348
    Excelsior Medical Co., Ltd.                              19,172   35,478
    Far Eastern Department Stores Co., Ltd.                 156,780  138,789
    Far Eastern International Bank                          266,045  108,743
    Far Eastern New Century Corp.                           271,927  293,054
    Far EasTone Telecommunications Co., Ltd.                116,000  282,611
    Faraday Technology Corp.                                 69,395   77,254
    Farglory Land Development Co., Ltd.                      62,000  118,480

                                     1455

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
TAIWAN -- (Continued)
    Federal Corp.                                           147,840 $ 99,344
    Feng Hsin Iron & Steel Co.                               41,000   73,612
    Feng TAY Enterprise Co., Ltd.                            36,029   59,431
    Firich Enterprises Co., Ltd.                             36,000   63,110
*   First Copper Technology Co., Ltd.                        49,000   14,975
    First Financial Holding Co., Ltd.                       797,794  491,428
    First Hotel                                              46,494   30,272
    First Insurance Co., Ltd.                                35,000   23,734
    First Steamship Co., Ltd.                                83,509   62,190
    FLEXium Interconnect, Inc.                               24,378   80,596
    Flytech Technology Co., Ltd.                              9,000   23,717
    Forhouse Corp.                                           82,000   40,064
    Formosa Advanced Technologies Co., Ltd.                  24,000   17,994
    Formosa Chemicals & Fibre Corp.                         109,040  255,630
*   Formosa Epitaxy, Inc.                                    88,000   62,728
    Formosa Laboratories, Inc.                               11,000   16,338
    Formosa Optical Technology Co., Ltd.                      9,000   26,739
    Formosa Petrochemical Corp.                              14,000   38,128
    Formosa Plastics Corp.                                  112,430  273,127
    Formosa Taffeta Co., Ltd.                               158,000  150,356
    Formosan Rubber Group, Inc.                             117,000   94,204
    Formosan Union Chemical                                  67,167   34,597
    Founding Construction & Development Co., Ltd.            36,155   26,210
    Foxconn Technology Co., Ltd.                             70,440  185,655
    Foxlink Image Technology Co., Ltd.                       30,000   21,476
*   Froch Enterprise Co., Ltd.                               29,000    8,910
    FSP Technology, Inc.                                     34,782   33,068
    Fubon Financial Holding Co., Ltd.                       425,019  608,089
    Fullerton Technology Co., Ltd.                           19,000   17,534
#   Fulltech Fiber Glass Corp.                              120,965   49,674
    Fwusow Industry Co., Ltd.                                67,053   34,091
    G Shank Enterprise Co., Ltd.                             27,000   15,365
#   G Tech Optoelectronics Corp.                             27,000   59,188
    Gamania Digital Entertainment Co., Ltd.                   2,000    1,601
    Gemtek Technology Corp.                                  60,348   79,283
#*  Genesis Photonics, Inc.                                  50,863   35,237
    Genius Electronic Optical Co., Ltd.                       7,625   46,034
    Genmont Biotech, Inc.                                     5,000    7,216
    GeoVision, Inc.                                           4,000   18,416
    Getac Technology Corp.                                   95,000   45,652
    Giant Manufacturing Co., Ltd.                            18,760  112,630
*   Giantplus Technology Co., Ltd.                            6,000    1,918
    Gigabyte Technology Co., Ltd.                           114,000  108,657
    Gigastorage Corp.                                        91,450   69,632
#*  Gintech Energy Corp.                                     81,394   79,698
    Global Brands Manufacture, Ltd.                          23,830    8,171
    Global Mixed Mode Technology, Inc.                       12,000   37,508
    Global Unichip Corp.                                     11,000   33,450
    Globe Union Industrial Corp.                             41,000   19,943
    Gloria Material Technology Corp.                        143,000  110,851
*   Gold Circuit Electronics, Ltd.                           71,070   14,483
    Goldsun Development & Construction Co., Ltd.            310,624  123,856

                                     1456

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Gourmet Master Co., Ltd.                                   5,000 $   27,900
    Grand Pacific Petrochemical                              206,000    105,179
    Grape King Industrial Co.                                 14,000     50,343
    Great China Metal Industry                                26,000     30,738
    Great Taipei Gas Co., Ltd.                                41,000     30,361
    Great Wall Enterprise Co., Ltd.                           76,252     64,020
*   Green Energy Technology, Inc.                             62,581     52,655
*   GTM Corp.                                                 27,000     14,469
    Hannstar Board Corp.                                      49,096     22,316
*   HannStar Display Corp.                                   643,000    175,451
*   HannsTouch Solution, Inc.                                136,026     43,956
    Harvatek Corp.                                            22,663      9,163
    Hey Song Corp.                                            82,000    108,598
    Highwealth Construction Corp.                             75,118    167,779
    Hitron Technology, Inc.                                   42,000     22,861
    Hiwin Technologies Corp.                                   7,200     50,834
*   Ho Tung Chemical Corp.                                   141,416     69,334
    Hocheng Corp.                                             66,000     19,557
    Holiday Entertainment Co., Ltd.                           12,000     17,595
    Holtek Semiconductor, Inc.                                35,000     42,460
    Holy Stone Enterprise Co., Ltd.                           69,827     65,699
    Hon Hai Precision Industry Co., Ltd.                     441,453  1,141,058
    Hon Hai Precision Industry Co., Ltd. GDR                  29,779    152,765
    Hong TAI Electric Industrial                              72,000     23,267
*   Horizon Securities Co., Ltd.                             142,000     45,489
*   Hota Industrial Manufacturing Co., Ltd.                   20,000     13,786
    Hotai Motor Co., Ltd.                                     28,000    250,291
    Howarm Construction Co., Ltd.                             30,000     20,805
    Hsin Kuang Steel Co., Ltd.                                51,000     31,888
#   HTC Corp.                                                 19,522    199,547
    Hu Lane Associate, Inc.                                    6,000     13,025
*   HUA ENG Wire & Cable                                      87,000     33,476
    Hua Nan Financial Holdings Co., Ltd.                     653,040    380,025
    Huaku Development Co., Ltd.                               55,540    159,614
    Huang Hsiang Construction Co.                             25,000     66,597
    Hung Poo Real Estate Development Corp.                    73,695     82,423
    Hung Sheng Construction Co., Ltd.                        137,500    113,801
*   I-Chiun Precision Industry Co., Ltd.                      61,000     41,747
    I-Sheng Electric Wire & Cable Co., Ltd.                   25,000     38,050
    Ibase Technology, Inc.                                     4,000      5,300
*   Ichia Technologies, Inc.                                  63,000     34,004
    ICP Electronics, Inc.                                     32,500     42,000
    ILI Technology Corp.                                       7,000     22,196
    Infortrend Technology, Inc.                               60,320     31,484
*   Innolux Corp.                                          1,162,477    727,888
*   Inotera Memories, Inc.                                   452,634    177,837
*   Integrated Memory Logic, Ltd.                             16,000     45,505
    International Games System Co., Ltd.                       6,000     16,729
    Inventec Corp.                                           513,945    205,551
*   ITE Technology, Inc.                                      23,000     20,295
    ITEQ Corp.                                                68,835     77,648
    Jentech Precision Industrial Co., Ltd.                    23,000     45,389

                                     1457

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
TAIWAN -- (Continued)
*   Jess-Link Products Co., Ltd.                             25,000 $ 21,038
    Jih Sun Financial Holdings Co., Ltd.                     26,000    7,798
    Johnson Health Tech Co., Ltd.                             7,211   19,331
*   Kao Hsing Chang Iron & Steel                             69,000   17,834
    Kaori Heat Treatment Co., Ltd.                           12,000   24,166
    Kaulin Manufacturing Co., Ltd.                           25,000   18,754
    KEE TAI Properties Co., Ltd.                             63,790   44,992
    Kenda Rubber Industrial Co., Ltd.                       136,618  272,645
    Kerry TJ Logistics Co., Ltd.                             38,000   50,867
    Kindom Construction Co.                                  76,000   81,952
    King Slide Works Co., Ltd.                                9,000   71,733
    King Yuan Electronics Co., Ltd.                         302,545  215,622
*   King's Town Bank                                        212,000  194,221
    King's Town Construction Co., Ltd.                       17,145   17,809
    Kinik Co.                                                26,000   47,889
    Kinko Optical Co., Ltd.                                  62,000   72,616
    Kinpo Electronics                                       338,000   80,359
    Kinsus Interconnect Technology Corp.                     40,000  139,701
    KS Terminals, Inc.                                       15,162   10,642
    Kung Long Batteries Industrial Co., Ltd.                  9,000   19,880
    Kung Sing Engineering Corp.                              91,000   38,285
    Kuoyang Construction Co., Ltd.                           65,000   44,851
*   Kwong Fong Industries                                    66,500   40,145
*   KYE Systems Corp.                                        67,040   21,139
    L&K Engineering Co., Ltd.                                17,000   16,300
    LAN FA Textile                                           28,922    7,892
    Largan Precision Co., Ltd.                                4,000  109,475
    LCY Chemical Corp.                                       84,286  100,010
    Leader Electronics, Inc.                                 40,000   26,666
    Lealea Enterprise Co., Ltd.                             206,584   72,547
    LEE CHI Enterprises Co., Ltd.                            96,000   49,180
*   Leofoo Development Co.                                   34,417   16,237
    LES Enphants Co., Ltd.                                   22,025   15,756
*   Lextar Electronics Corp.                                 46,500   51,457
*   Li Peng Enterprise Co., Ltd.                            125,796   47,570
    Lien Hwa Industrial Corp.                               115,284   79,494
    Lingsen Precision Industries, Ltd.                      142,000   80,004
    Lite-On Semiconductor Corp.                              62,000   35,903
    Lite-On Technology Corp.                                402,667  725,121
*   Long Bon International Co., Ltd.                         48,000   40,619
*   Long Chen Paper Co., Ltd.                                56,000   17,519
    Longwell Co.                                             23,000   19,639
    Lotes Co., Ltd.                                           6,000   16,151
    Lumax International Corp., Ltd.                          12,705   30,276
    Lung Yen Life Service Corp.                               4,000   14,064
    Macroblock, Inc.                                          4,000   13,659
    Macronix International                                  774,909  211,695
    MacroWell OMG Digital Entertainment Co., Ltd.             6,000   17,451
    Makalot Industrial Co., Ltd.                             18,000   76,283
    Marketech International Corp.                            22,000   16,851
    Masterlink Securities Corp.                             199,000   62,189
*   Mayer Steel Pipe Corp.                                   29,700   12,022

                                     1458

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
TAIWAN -- (Continued)
    Maywufa Co., Ltd.                                        49,000 $ 25,782
    MediaTek, Inc.                                           21,048  256,860
    Mega Financial Holding Co., Ltd.                        489,966  378,233
    Mercuries & Associates, Ltd.                             50,299   39,577
    Merida Industry Co., Ltd.                                13,800   84,271
    Merry Electronics Co., Ltd.                              35,700   62,454
    Micro-Star International Co., Ltd.                      154,394   72,304
    Microbio Co., Ltd.                                       43,000   49,358
*   Microelectronics Technology, Inc.                        87,213   49,023
    Microlife Corp.                                           2,000    5,026
    MIN AIK Technology Co., Ltd.                             17,000   48,139
    Mirle Automation Corp.                                   46,505   32,251
    Mitac International Corp.                               291,039  103,158
*   Mosel Vitelic, Inc.                                       8,178    1,935
#*  Motech Industries, Inc.                                  69,000   72,296
    MPI Corp.                                                21,000   48,639
    Nak Sealing Technologies Corp.                           10,000   18,508
    Namchow Chemical Industrial, Ltd.                        36,000   38,071
    Nan Kang Rubber Tire Co., Ltd.                           51,183   60,496
    Nan Ya Plastics Corp.                                   243,750  486,350
#   Nan Ya Printed Circuit Board Corp.                       43,214   49,557
    Nantex Industry Co., Ltd.                                39,472   26,779
*   Nanya Technology Corp.                                  152,000   33,580
    National Petroleum Co., Ltd.                             67,000   65,294
#*  Neo Solar Power Corp.                                    95,000   65,755
    New Era Electronics Co., Ltd.                            16,000   14,924
    Newmax Technology Co., Ltd.                              11,000   34,095
    Nien Hsing Textile Co., Ltd.                             65,264   51,320
    Novatek Microelectronics Corp.                           32,000  156,451
*   Ocean Plastics Co., Ltd.                                 29,000   30,736
    OptoTech Corp.                                          184,000   74,956
*   Orient Semiconductor Electronics, Ltd.                  103,000   18,157
    Oriental Union Chemical Corp.                            90,992  100,428
    Orise Technology Co., Ltd.                               15,000   26,838
*   Pan Jit International, Inc.                              43,940   16,174
*   Pan-International Industrial                             76,852   60,712
    Paragon Technologies Co., Ltd.                            7,350   10,297
*   Pegatron Corp.                                          284,261  466,031
    Phihong Technology Co., Ltd.                             69,000   53,394
    Phison Electronics Corp.                                 12,000   94,780
    Phoenix Tours International, Inc.                         7,000   12,992
*   Phytohealth Corp.                                        30,000   46,447
*   Pihsiang Machinery Manufacturing Co., Ltd.               29,000   32,341
    Pixart Imaging, Inc.                                     28,000   61,168
    Polytronics Technology Corp.                              8,000   15,729
    Portwell, Inc.                                            8,000    8,312
    Pou Chen Corp.                                          385,528  455,074
*   Power Quotient International Co., Ltd.                   12,000   10,402
*   Powercom Co., Ltd.                                       16,150    4,012
    Powertech Technology, Inc.                              146,900  263,198
    Poya Co., Ltd.                                            7,000   24,583
    President Chain Store Corp.                              14,768   91,153

                                     1459

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
*   President Securities Corp.                                204,422 $123,072
    Prime Electronics Satellitics, Inc.                        28,000   25,007
    Prince Housing & Development Corp.                        172,878  123,749
    Promate Electronic Co., Ltd.                               33,000   30,318
*   Promise Technology, Inc.                                   34,874   21,416
*   Qisda Corp.                                               349,875   85,641
    Quanta Computer, Inc.                                      38,007   78,672
    Quanta Storage, Inc.                                       14,000    9,432
    Quintain Steel Co., Ltd.                                   73,000   17,583
    Radiant Opto-Electronics Corp.                             54,158  220,452
    Radium Life Tech Co., Ltd.                                191,720  159,815
    Realtek Semiconductor Corp.                                76,335  220,319
    Rechi Precision Co., Ltd.                                  70,870   70,789
    Rich Development Co., Ltd.                                119,000   63,615
    Richtek Technology Corp.                                   12,000   66,184
#*  Ritek Corp.                                               908,759  121,729
    Ruentex Development Co., Ltd.                              54,198  106,264
    Ruentex Industries, Ltd.                                   56,162  134,551
    Run Long Construction Co., Ltd.                            17,000   20,021
    Sampo Corp.                                                82,155   28,143
    San Fang Chemical Industry Co., Ltd.                       10,197    9,278
*   Sanyang Industry Co., Ltd.                                227,900  224,711
    Sanyo Electric Taiwan Co., Ltd.                            15,000   18,100
    SDI Corp.                                                  19,000   17,541
    Senao International Co., Ltd.                               7,000   21,946
    Sercomm Corp.                                              61,000   84,646
    Sesoda Corp.                                               37,000   39,714
    ShenMao Technology, Inc.                                   14,922   15,801
    Shih Wei Navigation Co., Ltd.                              28,100   20,625
    Shihlin Electric & Engineering Corp.                       57,000   68,719
*   Shihlin Paper Corp.                                        16,000   23,807
*   Shin Kong Financial Holding Co., Ltd.                   1,449,169  458,627
    Shin Zu Shing Co., Ltd.                                    20,549   52,663
*   Shining Building Business Co., Ltd.                        43,600   32,998
    Shinkong Insurance Co., Ltd.                               35,000   26,996
    Shinkong Synthetic Fibers Corp.                           410,799  129,068
    Shinkong Textile Co., Ltd.                                 70,000   90,657
*   Shuttle, Inc.                                              50,000   21,303
    Sigurd Microelectronics Corp.                              75,000   78,362
*   Silicon Integrated Systems Corp.                          167,380   55,505
    Siliconware Precision Industries Co.                      282,000  338,265
    Silitech Technology Corp.                                  30,141   55,680
    Simplo Technology Co., Ltd.                                26,000  110,681
    Sinbon Electronics Co., Ltd.                               32,000   30,494
    Sincere Navigation Corp.                                   79,125   73,897
    Sino-American Silicon Products, Inc.                      116,000  160,471
    Sinon Corp.                                                74,000   36,636
    SinoPac Financial Holdings Co., Ltd.                    1,173,397  588,023
    Sinphar Pharmaceutical Co., Ltd.                           25,586   32,185
    Sinyi Realty Co.                                            9,540   16,996
    Sitronix Technology Corp.                                  21,000   29,861
    Soft-World International Corp.                             42,000   69,059

                                     1460

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
    Solar Applied Materials Technology Co.                     61,000 $ 68,420
*   Solomon Technology Corp.                                   54,000   22,345
*   Solytech Enterprise Corp.                                  31,000   10,138
    Sonix Technology Co., Ltd.                                 63,000   89,802
    Southeast Cement Co., Ltd.                                 33,000   16,113
    Spirox Corp.                                                4,000    1,783
    Sporton International, Inc.                                 4,000   10,097
    St Shine Optical Co., Ltd.                                  5,000  105,327
    Standard Chemical & Pharma                                 20,330   19,305
    Standard Foods Corp.                                       29,532  101,183
    Stark Technology, Inc.                                     41,000   35,315
    Sunonwealth Electric Machine Industry Co., Ltd.            39,000   24,804
    Sunrex Technology Corp.                                    80,000   32,190
    Supreme Electronics Co., Ltd.                              63,000   33,455
    Sweeten Construction Co., Ltd.                             25,000   18,200
    Syncmold Enterprise Corp.                                  16,000   30,234
    Synmosa Biopharma Corp.                                    16,000   18,801
    Synnex Technology International Corp.                      96,248  162,978
    TA Chen Stainless Pipe                                    140,752   69,565
*   Ta Chong Bank, Ltd.                                       395,204  138,148
    Ta Ya Electric Wire & Cable                                86,860   20,811
    TA-I Technology Co., Ltd.                                  24,708   13,462
    Tah Hsin Industrial Co., Ltd.                              11,000   11,100
    Taichung Commercial Bank                                  336,323  122,080
    TaiDoc Technology Corp.                                    10,000   15,033
    Taiflex Scientific Co., Ltd.                               49,000   60,786
    Taimide Tech, Inc.                                         21,000   19,338
    Tainan Enterprises Co., Ltd.                               17,000   21,251
    Tainan Spinning Co., Ltd.                                 184,084   90,551
    Taishin Financial Holding Co., Ltd.                     1,467,669  637,704
    Taisun Enterprise Co., Ltd.                                47,741   23,642
#   Taita Chemical Co., Ltd.                                  116,424   36,716
#   Taiwan Acceptance Corp.                                    21,000   54,522
*   Taiwan Business Bank                                      689,505  212,270
    Taiwan Cement Corp.                                       471,137  626,274
    Taiwan Chinsan Electronic Industrial Co., Ltd.             14,000   19,839
    Taiwan Cogeneration Corp.                                  68,993   46,151
    Taiwan Cooperative Financial Holding                      669,382  384,879
    Taiwan Fertilizer Co., Ltd.                               138,000  330,506
    Taiwan Fire & Marine Insurance Co.                         50,040   37,686
    Taiwan FU Hsing Industrial Co., Ltd.                       17,000   16,649
    Taiwan Glass Industry Corp.                               178,142  181,470
    Taiwan Hon Chuan Enterprise Co., Ltd.                      35,492   98,683
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.             29,000   16,837
*   Taiwan Land Development Corp.                             142,703   56,726
*   Taiwan Life Insurance Co., Ltd.                            94,349   71,389
    Taiwan Line Tek Electronic                                 10,000   10,382
    Taiwan Mask Corp.                                         107,950   37,698
    Taiwan Mobile Co., Ltd.                                    19,800   72,156
    Taiwan Navigation Co., Ltd.                                22,000   16,965
    Taiwan Paiho, Ltd.                                         80,892   56,998
    Taiwan PCB Techvest Co., Ltd.                              39,000   56,827

                                     1461

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
    Taiwan Prosperity Chemical Corp.                           40,000 $ 44,529
    Taiwan Pulp & Paper Corp.                                  93,280   28,759
    Taiwan Sakura Corp.                                        58,140   32,636
    Taiwan Secom Co., Ltd.                                     22,000   53,347
    Taiwan Semiconductor Co., Ltd.                             30,000   15,769
    Taiwan Semiconductor Manufacturing Co., Ltd.              259,465  962,986
*   Taiwan Styrene Monomer                                    161,127   54,692
    Taiwan Surface Mounting Technology Co., Ltd.               42,000   70,181
    Taiwan TEA Corp.                                          131,704   80,472
    Taiwan Union Technology Corp.                              43,000   26,526
    Taiyen Biotech Co., Ltd.                                   33,000   32,190
*   Tatung Co., Ltd.                                          728,452  184,008
    Teco Electric and Machinery Co., Ltd.                     399,000  375,510
    Test Research, Inc.                                        23,144   38,235
    Test-Rite International Co., Ltd.                          99,389   75,170
    Thinking Electronic Industrial Co., Ltd.                   15,000   15,816
    Thye Ming Industrial Co., Ltd.                             34,000   36,520
    Ton Yi Industrial Corp.                                   130,200   96,403
    Tong Hsing Electronic Industries, Ltd.                     17,000   74,882
    Tong Yang Industry Co., Ltd.                               85,894   89,883
    Tong-Tai Machine & Tool Co., Ltd.                          47,358   38,510
    Topco Scientific Co., Ltd.                                 41,616   79,081
    Topoint Technology Co., Ltd.                               25,295   15,439
    Transcend Information, Inc.                                38,483  133,080
    Tripod Technology Corp.                                    81,970  186,462
    Tsann Kuen Enterprise Co., Ltd.                            12,913   22,288
    TSRC Corp.                                                 52,350  103,489
    Ttet Union Corp.                                           10,000   18,135
    TTY Biopharm Co., Ltd.                                     14,000   46,462
    Tung Ho Steel Enterprise Corp.                            141,254  137,891
    Tung Thih Electronic Co., Ltd.                              5,086   11,277
    TXC Corp.                                                  50,411   78,572
    TYC Brother Industrial Co., Ltd.                           42,654   16,634
*   Tycoons Group Enterprise                                  127,354   24,191
*   Tyntek Corp.                                               69,319   16,969
    TZE Shin International Co., Ltd.                           34,980   17,662
    U-Ming Marine Transport Corp.                              69,000  107,621
    Uni-President Enterprises Corp.                           102,702  202,374
    Unimicron Technology Corp.                                301,356  318,082
*   Union Bank Of Taiwan                                      231,237   88,254
    Unitech Printed Circuit Board Corp.                       157,629   51,431
    United Integrated Services Co., Ltd.                       29,000   29,162
    United Microelectronics Corp.                           1,407,453  539,348
#*  Unity Opto Technology Co., Ltd.                            62,929   59,280
    Universal Cement Corp.                                     84,000   51,692
    Unizyx Holding Corp.                                      107,000   51,164
    UPC Technology Corp.                                      156,350   81,918
    USI Corp.                                                 195,518  137,274
    Vanguard International Semiconductor Corp.                129,000  140,909
*   Via Technologies, Inc.                                     25,800   17,703
#   Visual Photonics Epitaxy Co., Ltd.                         49,300   59,748
    Vivotek, Inc.                                               5,000   22,860

                                     1462

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
TAIWAN -- (Continued)
    Wafer Works Corp.                                        11,000 $     6,281
    Wah Hong Industrial Corp.                                 3,423       4,799
    Wah Lee Industrial Corp.                                 35,000      52,839
*   Walsin Lihwa Corp.                                      805,000     249,974
*   Walsin Technology Corp.                                 144,632      37,077
*   Walton Advanced Engineering, Inc.                        69,385      25,165
*   Wan Hai Lines, Ltd.                                     226,557     126,828
    Ways Technical Corp., Ltd.                                9,000      23,558
    Wei Chuan Foods Corp.                                    71,000     110,821
    Wei Mon Industry Co., Ltd.                               43,000      14,875
    Weikeng Industrial Co., Ltd.                             27,300      19,284
    Well Shin Technology Co., Ltd.                           15,000      23,093
*   Weltrend Semiconductor                                   29,000      14,079
    Win Semiconductors Corp.                                107,000     127,260
*   Winbond Electronics Corp.                               869,000     241,720
#*  Wintek Corp.                                            441,087     226,654
    Wistron Corp.                                           332,183     337,603
    Wistron NeWeb Corp.                                      35,446      57,686
    WPG Holdings, Ltd.                                      258,301     311,248
    WT Microelectronics Co., Ltd.                            65,518      78,208
*   WUS Printed Circuit Co., Ltd.                            65,000      26,235
    Xxentria Technology Materials Corp.                      18,000      34,200
*   Yageo Corp.                                             387,000     122,446
*   Yang Ming Marine Transport Corp.                        309,558     139,189
    YC INOX Co., Ltd.                                        70,000      38,089
    Yem Chio Co., Ltd.                                       69,771      47,562
    YFY, Inc.                                               272,344     133,537
    Yieh Phui Enterprise Co., Ltd.                          202,930      56,453
    Young Fast Optoelectronics Co., Ltd.                     25,400      45,760
    Young Optics, Inc.                                        9,000      22,045
    Youngtek Electronics Corp.                               25,000      63,244
    Yuanta Financial Holding Co., Ltd.                    1,025,246     521,982
    Yulon Motor Co., Ltd.                                   169,223     290,527
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.         16,000      43,111
    YungShin Global Holding Corp.                            39,000      54,503
    Yungtay Engineering Co., Ltd.                           104,000     248,667
    Zeng Hsing Industrial Co., Ltd.                           3,000      14,140
    Zenitron Corp.                                           22,000      14,165
    Zig Sheng Industrial Co., Ltd.                          137,172      41,918
    Zinwell Corp.                                            49,000      41,014
    Zippy Technology Corp.                                   12,000      10,785
                                                                    -----------
TOTAL TAIWAN                                                         52,865,727
                                                                    -----------
THAILAND -- (0.9%)
    Advanced Info Service PCL                                16,300     149,949
    Airports of Thailand PCL                                 55,800     274,722
    AJ Plast PCL                                             42,900      19,148
    Amata Corp. PCL                                          77,000      60,341
    Asia Plus Securities PCL                                247,700      37,809
    Asian Property Development PCL                          281,640      90,202
    Bangchak Petroleum PCL                                  166,300     205,396
    Bangkok Aviation Fuel Services PCL                       18,600      15,083

                                     1463

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
THAILAND -- (Continued)
    Bangkok Bank PCL (6077019)                                 48,000 $371,244
    Bangkok Bank PCL (6368360)                                 20,200  155,543
    Bangkok Chain Hospital PCL                                 44,300   18,263
    Bangkok Dusit Medical Services PCL                         50,300  289,632
    Bangkok Expressway PCL                                    112,000  152,641
    Bangkok Life Assurance PCL                                 24,000   61,942
*   Bangkok Metro PCL                                         395,000   19,784
    Bangkokland PCL                                         2,553,800  179,245
    Bank of Ayudhya PCL (6075949)                              70,100   78,221
    Bank of Ayudhya PCL (6359933)                             212,100  236,670
    Banpu PCL (6075864)                                         8,200   95,271
    Banpu PCL (6368348)                                        13,650  158,591
    BEC World PCL                                              65,200  148,838
    Big C Supercenter PCL                                      46,100  362,831
    Bumrungrad Hospital PCL                                    14,200   39,794
    CalComp Electronics Thailand PCL                          387,500   47,530
    Central Pattana PCL                                        68,200  232,368
    Central Plaza Hotel PCL                                   177,700  225,531
    CH Karnchang PCL                                          152,300  142,700
    Charoen Pokphand Foods PCL                                253,500  274,229
    Delta Electronics Thailand PCL                            155,700  201,588
    Diamond Building Products PCL                              23,900    7,695
    DSG International Thailand PCL                             51,400   18,213
    Dynasty Ceramic PCL                                        31,800   67,446
    Eastern Water Resources Development and Management PCL    230,000  111,278
    Electricity Generating PCL                                 22,000  115,060
    Erawan Group PCL (The)                                    152,700   28,875
    Esso Thailand PCL                                         313,000  102,911
    GFPT PCL                                                  120,600   34,516
    Glow Energy PCL                                            46,000  120,681
*   GMM Grammy PCL                                             29,900   24,246
*   Golden Land Property Development PCL                       40,700   17,750
    Hana Microelectronics PCL                                  59,200   50,022
    Hemaraj Land and Development PCL                        1,110,400  162,682
    Home Product Center PCL                                   204,479  104,504
    IRPC PCL                                                1,601,300  223,691
*   Italian-Thai Development PCL                              621,100  177,759
    Jasmine International PCL                                 543,900  152,885
    Kasikornbank PCL (6888794)                                 26,900  197,969
    Kasikornbank PCL (6364766)                                 28,100  202,971
    KGI Securities Thailand PCL                               120,600   14,710
    Khon Kaen Sugar Industry PCL                               74,900   31,899
    Kiatnakin Bank PCL                                         83,300  200,090
    Krung Thai Bank PCL                                       601,375  508,147
    Land and Houses PCL (6581930)                             212,200   96,159
    Land and Houses PCL (6581941)                             355,200  158,539
    Lanna Resources PCL                                        48,450   28,228
    Loxley PCL                                                278,775   63,639
    LPN Development PCL                                       103,600   84,363
    Major Cineplex Group PCL                                   69,000   52,191
    MBK PCL                                                    18,300  103,503
    MCOT PCL                                                   36,000   61,329

                                     1464

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
THAILAND -- (Continued)
    Minor International PCL                                   165,660 $169,329
    Polyplex Thailand PCL                                      37,600   15,757
    Precious Shipping PCL                                     165,000  100,068
    Property Perfect PCL                                      613,500   37,207
    Pruksa Real Estate PCL                                    168,300  167,727
    PTT Exploration & Production PCL                           58,085  304,773
    PTT Global Chemical PCL                                   110,845  275,696
    PTT PCL (6420390)                                          46,494  516,424
    PTT PCL (6420408)                                          18,900  209,928
    Quality Houses PCL                                        521,408   74,969
    Ratchaburi Electricity Generating Holding PCL              39,100   78,933
    Robinson Department Store PCL                              53,100  144,284
    Rojana Industrial Park PCL                                149,500   63,671
    Saha-Union PCL                                             20,600   29,128
*   Sahaviriya Steel Industries PCL                           741,840   14,660
    Samart Corp. PCL                                           77,500   73,935
    Samart Telcoms PCL                                         79,600   68,480
    Sansiri PCL                                               527,900   79,140
    SC Asset Corp PCL                                         266,500   70,825
    Siam Cement PCL                                            10,400  169,376
    Siam City Cement PCL                                       13,200  219,475
    Siam Commercial Bank PCL (6889935)                         15,700   99,496
    Siam Commercial Bank PCL (6363172)                         30,100  190,753
    Siam Future Development PCL                               104,625   32,439
    Siam Global House PCL                                      59,150   45,143
    Siam Makro PCL                                             10,000  256,899
    Siamgas & Petrochemicals PCL                              130,200   57,670
    Sino Thai Engineering & Construction PCL                   83,571   79,727
    SNC Former PCL                                              8,800    7,316
    Somboon Advance Technology PCL                             37,250   36,488
    Sri Trang Agro-Industry PCL (B05BPF7)                      14,300    7,601
    Sri Trang Agro-Industry PCL (B05BPH9)                     105,300   55,969
    Srithai Superware PCL                                      37,200   34,221
    STP & I PCL                                                61,300  195,283
    Supalai PCL                                               222,900  155,688
*   Tata Steel Thailand PCL                                 1,030,600   38,977
    Thai Airways International PCL (6888868)                  105,000  105,537
    Thai Airways International PCL (6364971)                   60,600   60,910
    Thai Oil PCL                                              156,100  351,026
*   Thai Reinsurance PCL                                      345,900   65,409
    Thai Stanley Electric PCL                                   9,600   82,099
    Thai Tap Water Supply PCL                                 294,200  105,250
    Thai Union Frozen Products PCL                             95,760  184,342
    Thai Vegetable Oil PCL                                     59,100   46,313
    Thaicom PCL                                               175,300  204,566
    Thanachart Capital PCL                                     94,500  153,744
*   Thoresen Thai Agencies PCL                                127,666   77,861
    Ticon Industrial Connection PCL                            86,625   72,901
    Tipco Asphalt PCL                                           7,400   17,838
    Tisco Financial Group PCL                                  70,800  132,675
    TMB Bank PCL                                            3,163,500  295,332
    Total Access Communication PCL                            114,100  454,845

                                     1465

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
THAILAND -- (Continued)
    Toyo-Thai Corp. PCL                                      18,500 $    34,668
    TPI Polene PCL                                          242,100     123,731
*   True Corp. PCL (6363923)                                530,800     152,820
*   True Corp. PCL (6877071)                                540,290     155,552
    Union Mosaic Industry PCL                                43,500      45,945
    Univentures PCL                                          39,200      17,630
    Vanachai Group PCL                                       41,100       5,601
    Vibhavadi Medical Center PCL                             73,000      40,542
    Vinythai PCL                                            124,200      78,286
    Workpoint Entertainment PCL                               2,900       5,558
                                                                    -----------
TOTAL THAILAND                                                       14,917,493
                                                                    -----------
TURKEY -- (0.6%)
    Adana Cimento Sanayii TAS Class A                        12,989      32,634
    Akbank TAS                                               94,853     499,447
    Akcansa Cimento A.S.                                      9,502      57,256
*   Akenerji Elektrik Uretim A.S.                            69,462      64,807
*   Akfen Holding A.S.                                       21,328      64,773
    Aksa Akrilik Kimya Sanayii                               22,500      66,348
    Aksigorta A.S.                                           34,947      44,112
    Alarko Holding A.S.                                      14,460      43,762
*   Albaraka Turk Katilim Bankasi A.S.                       85,750      92,961
*   Altinyildiz Mensucat ve Konfeksiyon Fabrikalari A.S.      1,996      55,428
*   Anadolu Anonim Tuerk Sigorta Sirketi                     54,184      40,255
*   Anadolu Cam Sanayii A.S.                                 20,947      32,405
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.               4,187      69,597
    Arcelik A.S.                                             38,968     303,592
    Aselsan Elektronik Sanayi Ve Ticaret A.S.                28,662     170,506
*   Asya Katilim Bankasi A.S.                               130,758     158,553
    Bagfas Bandirma Gubre Fabrik                              1,050      31,504
    Baticim Bati Anadolu Cimento Sanayii A.S.                 8,178      34,963
    BIM Birlesik Magazalar A.S.                               2,110     108,398
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.            1,352      25,762
    Bursa Cimento Fabrikasi A.S.                              1,341       3,815
    Cimsa Cimento Sanayi VE Tica                             13,328      79,242
    Coca-Cola Icecek A.S.                                     4,509     125,922
*   Deva Holding A.S.                                        41,856      52,130
*   Dogan Sirketler Grubu Holding A.S.                      254,721     172,245
*   Dogan Yayin Holding A.S.                                107,583      52,840
    Dogus Otomotiv Servis ve Ticaret A.S.                    22,522     143,574
    Eczacibasi Yatirim Holding Ortakligi A.S.                 5,004      19,564
    EGE Seramik Sanayi ve Ticaret A.S.                       19,423      27,990
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S.                                 49,361      70,584
    Enka Insaat ve Sanayi A.S.                               29,874      92,460
    Eregli Demir ve Celik Fabrikalari TAS                   282,132     323,606
    Ford Otomotiv Sanayi A.S.                                 9,472     131,711
*   Global Yatirim Holding A.S.                              67,511      68,333
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.        901      33,195
    Goodyear Lastikleri TAS                                   1,597      56,173
*   GSD Holding                                              50,000      39,099
*   Gubre Fabrikalari TAS                                     5,433      47,924
*   Hurriyet Gazetecilik A.S.                                31,589      16,595

                                     1466

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
TURKEY -- (Continued)
*   Ihlas Holding A.S.                                      197,201 $   90,348
*   Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.               4,454     12,590
*   Is Finansal Kiralama A.S.                                25,052     14,264
*   Isiklar Yatirim Holding A.S.                             25,583      8,290
*   Izmir Demir Celik Sanayi A.S.                            67,134    111,239
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                                31,120     46,142
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                                 7,805     18,376
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                               121,847    137,880
    Kartonsan Karton Sanayi ve Ticaret A.S.                     618    100,461
*   Kerevitas Gida Sanayi ve Ticaret A.S.                       440      9,756
    KOC Holding A.S.                                         49,633    300,956
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.           52,727    131,367
    Mardin Cimento Sanayii ve Ticaret A.S.                    5,073     16,365
*   Migros Ticaret A.S.                                       6,594     85,635
*   NET Holding A.S.                                          8,365     11,816
    Netas Telekomunikasyon A.S.                              11,580     69,550
    Nuh Cimento Sanayi A.S.                                   9,068     55,170
    Otokar Otomotiv Ve Savunma Sanayi A.S.                    1,350     49,623
    Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.    8,727     32,795
*   Petkim Petrokimya Holding A.S.                          113,021    197,046
    Pinar Entegre Et ve Un Sanayi A.S.                          487      2,104
    Pinar SUT Mamulleri Sanayii A.S.                          5,677     54,191
*   Polyester Sanayi A.S.                                    49,109     31,283
*   Sekerbank TAS                                            82,699     95,173
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                33,531     39,345
*   TAT Konserve Sanayii A.S.                                14,877     20,441
*   TAV Havalimanlari Holding A.S.                           18,112    127,927
    Tekfen Holding A.S.                                      39,421    153,218
*   Tekstil Bankasi A.S.                                     35,952     33,949
    Tofas Turk Otomobil Fabrikasi A.S.                       14,097     98,439
*   Trakya Cam Sanayi A.S.                                   75,220    127,246
    Tupras Turkiye Petrol Rafinerileri A.S.                   2,925     81,745
    Turcas Petrol A.S.                                       14,616     28,341
*   Turk Hava Yollari                                       100,813    420,037
    Turk Traktor ve Ziraat Makineleri A.S.                      443     16,766
*   Turkcell Iletisim Hizmetleri A.S.                         1,136      7,073
*   Turkcell Iletisim Hizmetleri A.S. ADR                     9,157    143,032
    Turkiye Garanti Bankasi A.S.                            120,159    664,830
    Turkiye Halk Bankasi A.S.                                12,538    136,905
    Turkiye Is Bankasi                                      107,355    415,248
    Turkiye Sinai Kalkinma Bankasi A.S.                     134,315    193,583
    Turkiye Sise ve Cam Fabrikalari A.S.                    118,763    201,732
    Turkiye Vakiflar Bankasi Tao                            114,786    410,744
    Ulker Biskuvi Sanayi A.S.                                18,064    154,631
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.                 14,500     21,930
*   Vestel Elektronik Sanayi ve Ticaret A.S.                 24,328     30,991
*   Yapi Kredi Sigorta A.S.                                   4,410     43,334
    Yapi ve Kredi Bankasi A.S.                               59,093    183,647
*   Zorlu Enerji Elektrik Uretim A.S.                        29,476     25,517
                                                                    ----------
TOTAL TURKEY                                                         9,017,136
                                                                    ----------


                                     1467

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (13.6%)
    4imprint Group P.L.C.                                       532 $     4,174
    888 Holdings PLC                                         92,692     244,969
    A.G.BARR P.L.C.                                          11,295      96,280
    Aberdeen Asset Management P.L.C.                        128,290     895,504
    Acal P.L.C.                                               3,957      12,998
    Admiral Group P.L.C.                                     10,338     205,933
*   Afren P.L.C.                                            208,494     435,142
    African Barrick Gold P.L.C.                               6,634      18,077
*   Aga Rangemaster Group P.L.C.                             23,457      28,655
    Aggreko P.L.C.                                           12,598     349,224
*   Alent P.L.C.                                             67,651     356,220
    AMEC P.L.C.                                              51,061     804,921
    Amlin P.L.C.                                            121,500     801,425
    Anglo American P.L.C.                                   114,325   2,795,332
    Anglo Pacific Group P.L.C.                                6,015      20,339
    Anglo-Eastern Plantations                                   542       5,980
    Anite P.L.C.                                             25,991      49,474
    Antofagasta P.L.C.                                       31,331     439,638
    ARM Holdings P.L.C.                                      33,625     523,000
    ARM Holdings P.L.C. Sponsored ADR                         7,813     365,258
    Ashmore Group P.L.C.                                     27,484     170,695
    Ashtead Group P.L.C.                                    118,226   1,081,230
    Associated British Foods P.L.C.                          32,004     962,737
    Assura Group, Ltd.                                       61,888      32,936
#   AstraZeneca P.L.C. Sponsored ADR                         53,810   2,793,815
    Aveva Group P.L.C.                                        1,771      61,132
    Aviva P.L.C.                                            343,977   1,633,034
#   Aviva P.L.C. Sponsored ADR                               18,334     175,823
    AZ Electronic Materials SA                               12,705      56,258
    Babcock International Group P.L.C.                       53,786     895,002
    BAE Systems P.L.C.                                      258,138   1,507,704
    Balfour Beatty P.L.C.                                   137,860     462,928
    Barclays P.L.C.                                         504,400   2,250,873
    Barclays P.L.C. Sponsored ADR                           104,707   1,882,632
*   Barratt Developments P.L.C.                             247,397   1,197,603
    BBA Aviation P.L.C.                                     117,727     459,652
    Beazley P.L.C.                                          122,034     426,315
    Bellway P.L.C.                                           27,351     572,123
    Berendsen P.L.C.                                         34,244     411,512
    Berkeley Group Holdings P.L.C.                           25,003     810,704
    Betfair Group P.L.C.                                      5,713      76,919
    BG Group P.L.C.                                         135,356   2,284,990
    BHP Billiton P.L.C.                                      16,423     462,025
    BHP Billiton P.L.C. ADR                                  28,708   1,622,863
    Bodycote P.L.C.                                          42,167     339,740
    Booker Group P.L.C.                                     151,493     280,211
    Bovis Homes Group P.L.C.                                 32,015     382,014
    BP P.L.C.                                                 1,306       9,463
    BP P.L.C. Sponsored ADR                                 240,342  10,478,911
    Braemar Shipping Services P.L.C.                            660       4,102
    Brammer P.L.C.                                            8,216      45,523
    Brewin Dolphin Holdings P.L.C.                           44,621     144,986

                                     1468

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    British American Tobacco P.L.C.                          12,488 $  692,275
    British American Tobacco P.L.C. Sponsored ADR             2,262    251,127
    British Polythene Industries P.L.C.                          52        444
    British Sky Broadcasting Group P.L.C. Sponsored ADR       4,853    255,899
    Britvic P.L.C.                                           21,967    150,204
    BT Group P.L.C.                                         100,377    431,584
    BT Group P.L.C. Sponsored ADR                            17,500    752,675
*   BTG P.L.C.                                               50,010    268,744
    Bunzl P.L.C.                                             35,708    710,317
    Burberry Group P.L.C.                                    26,952    560,690
    Bwin.Party Digital Entertainment P.L.C.                 118,209    245,654
    Cable & Wireless Communications P.L.C.                  252,269    166,079
*   Cairn Energy P.L.C.                                      63,474    285,027
    Cape P.L.C.                                              18,329     84,886
    Capita P.L.C.                                            24,608    345,077
    Capital & Counties Properties P.L.C.                     14,668     70,230
*   Capital & Regional P.L.C.                                19,615     10,508
    Carillion P.L.C.                                         96,286    401,684
    Carnival P.L.C.                                          14,078    508,271
    Carnival P.L.C. ADR                                       5,490    198,354
    Castings P.L.C.                                           1,976     10,303
    Catlin Group, Ltd.                                       76,353    624,153
*   Centamin P.L.C.                                         152,635     99,019
    Centrica P.L.C.                                         179,508  1,035,357
    Charles Stanley Group P.L.C.                                382      2,401
    Chemring Group P.L.C.                                    38,846    163,740
    Chesnara P.L.C.                                          16,414     60,984
    Chime Communications P.L.C.                               5,226     20,842
    Cineworld Group P.L.C.                                   19,143     86,152
    Clarkson P.L.C.                                               4        101
    Close Brothers Group P.L.C.                              34,717    560,489
    Cobham P.L.C.                                           183,488    714,854
*   Colt Group SA                                            53,892     96,316
    Communisis P.L.C.                                         1,165        978
    Compass Group P.L.C.                                     67,952    894,932
    Computacenter P.L.C.                                     19,863    138,672
    Consort Medical P.L.C.                                    5,759     71,598
    Costain Group P.L.C.                                      7,600     32,575
    Cranswick P.L.C.                                         10,799    177,193
    Croda International P.L.C.                               10,466    403,459
    CSR P.L.C.                                               49,128    376,716
    Daily Mail & General Trust P.L.C.                        38,240    408,653
    Dairy Crest Group P.L.C.                                 31,624    226,596
    Darty P.L.C.                                             78,383     59,712
    De La Rue P.L.C.                                         16,121    233,404
    Debenhams P.L.C.                                        311,419    402,828
    Dechra Pharmaceuticals P.L.C.                             6,758     75,408
    Development Securities P.L.C.                            21,496     48,500
    Devro P.L.C.                                             32,535    167,113
    Diageo P.L.C.                                            11,221    342,662
    Diageo P.L.C. Sponsored ADR                               3,600    439,920
    Dialight P.L.C.                                           1,657     33,408

                                     1469

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Dignity P.L.C.                                            5,273 $  112,802
    Diploma P.L.C.                                           23,973    212,630
*   Dixons Retail P.L.C.                                    736,325    402,831
    Domino Printing Sciences P.L.C.                          20,220    209,439
    Domino's Pizza Group P.L.C.                               5,403     54,687
    Drax Group P.L.C.                                        90,184    860,707
    DS Smith P.L.C.                                         213,877    777,048
    E2V Technologies P.L.C.                                  21,031     38,912
    easyJet P.L.C.                                           35,052    609,538
    Electrocomponents P.L.C.                                 69,137    258,387
    Elementis P.L.C.                                         78,622    322,772
*   EnQuest P.L.C.                                          134,515    269,497
*   Enterprise Inns P.L.C.                                  108,827    165,923
*   Essar Energy P.L.C.                                      43,859     97,663
    Eurasian Natural Resources Corp. P.L.C.                  40,028    172,131
    Euromoney Institutional Investor P.L.C.                  10,525    160,388
    Evraz P.L.C.                                             26,252     63,884
*   Exillon Energy P.L.C.                                     3,012      7,241
    Experian P.L.C.                                          51,677    909,242
    F&C Asset Management P.L.C.                             103,600    157,796
    Fenner P.L.C.                                            44,556    243,715
    Ferrexpo P.L.C.                                          39,241    109,468
    Fiberweb P.L.C.                                           8,344     10,337
    Fidessa Group P.L.C.                                      2,349     65,527
    Filtrona P.L.C.                                          45,981    505,690
*   Findel P.L.C.                                             7,909     19,981
    Firstgroup P.L.C.                                       106,507    349,760
    Fortune Oil P.L.C.                                      115,186     14,326
    Fresnillo P.L.C.                                          4,140     74,830
    Fuller Smith & Turner                                     1,188     14,770
    G4S P.L.C.                                              249,405  1,213,998
    Galliford Try P.L.C.                                     15,744    241,367
*   Gem Diamonds, Ltd.                                       22,136     44,867
    Genus P.L.C.                                             11,662    245,700
    GKN P.L.C.                                              294,985  1,262,676
    GlaxoSmithKline P.L.C. Sponsored ADR                     22,100  1,141,244
    Go-Ahead Group P.L.C.                                     6,307    151,827
    Greencore Group P.L.C.                                  118,608    196,324
    Greene King P.L.C.                                       50,527    571,056
    Greggs P.L.C.                                            20,903    134,642
    Halfords Group P.L.C.                                    42,888    229,694
    Halma P.L.C.                                             56,059    436,405
*   Hardy Oil & Gas P.L.C.                                   11,545     20,502
    Hargreaves Lansdown P.L.C.                               12,626    192,287
    Hays P.L.C.                                              99,275    144,355
    Headlam Group P.L.C.                                      8,095     43,292
    Helical Bar P.L.C.                                       20,132     77,586
#   Henderson Group P.L.C.                                  203,613    523,279
*   Heritage Oil P.L.C.                                      20,575     51,249
    Hikma Pharmaceuticals P.L.C.                             26,506    402,968
    Hill & Smith Holdings P.L.C.                             16,930    112,807
    Hiscox, Ltd.                                             77,515    675,657

                                     1470

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    Hochschild Mining P.L.C.                                 26,850 $   104,350
    Hogg Robinson Group P.L.C.                                5,845       5,105
#   Home Retail Group P.L.C.                                199,932     484,195
    Homeserve P.L.C.                                         43,862     142,790
    Howden Joinery Group P.L.C.                              68,123     263,458
    HSBC Holdings P.L.C.                                    341,216   3,736,993
    HSBC Holdings P.L.C. Sponsored ADR                      187,245  10,272,260
    Hunting P.L.C.                                           30,090     377,864
    Huntsworth P.L.C.                                        53,480      49,692
    Hyder Consulting P.L.C.                                   2,420      17,743
    ICAP P.L.C.                                             100,833     451,957
    IG Group Holdings P.L.C.                                 39,073     327,266
*   Imagination Technologies Group P.L.C.                    28,730     190,349
    IMI P.L.C.                                               39,971     770,487
    Imperial Tobacco Group P.L.C.                            45,625   1,631,360
    Inchcape P.L.C.                                         101,797     793,580
    Informa P.L.C.                                          130,798     973,258
    Inmarsat P.L.C.                                          70,060     787,496
*   Innovation Group P.L.C.                                 127,273      51,370
    InterContinental Hotels Group P.L.C. ADR                 13,160     388,878
*   International Consolidated Airlines Group SA (B5282K0)   10,448      44,011
*   International Consolidated Airlines Group SA (B5M6XQ7)  239,765   1,015,875
*   International Ferro Metals, Ltd.                         99,556      15,442
    Interserve P.L.C.                                        29,922     220,273
    Intertek Group P.L.C.                                     6,743     346,891
    Invensys P.L.C.                                          62,931     376,771
    Investec P.L.C.                                         125,375     887,813
*   IP Group P.L.C.                                          44,726     107,678
    ITE Group P.L.C.                                         13,684      55,778
    ITV P.L.C.                                              517,943   1,012,798
    J Sainsbury P.L.C.                                      170,874   1,012,674
    James Fisher & Sons P.L.C.                                7,969     124,489
    Jardine Lloyd Thompson Group P.L.C.                       9,264     122,152
    JD Sports Fashion P.L.C.                                  4,648      61,571
    JD Wetherspoon P.L.C.                                    23,870     217,948
*   JKX Oil & Gas P.L.C.                                     20,803      21,921
    John Menzies P.L.C.                                      16,607     188,317
    John Wood Group P.L.C.                                   69,512     838,991
    Johnson Matthey P.L.C.                                   22,528     849,815
*   Johnston Press P.L.C.                                    11,897       2,828
    Jupiter Fund Management P.L.C.                           41,133     211,760
    Kazakhmys P.L.C.                                         47,811     259,876
    Kcom Group P.L.C.                                        56,484      74,292
    Keller Group P.L.C.                                      12,554     167,556
    Kier Group P.L.C.                                         5,704     103,904
    Kingfisher P.L.C.                                       398,044   1,939,522
*   Kofax P.L.C.                                             12,460      62,011
    Ladbrokes P.L.C.                                        106,544     313,723
    Laird P.L.C.                                             63,232     213,406
    Lamprell P.L.C.                                          37,039      83,237
    Lancashire Holdings, Ltd.                                38,207     503,046
    Laura Ashley Holdings P.L.C.                             51,893      23,348

                                     1471

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    Lavendon Group P.L.C.                                     42,045 $  110,437
    Legal & General Group P.L.C.                             989,741  2,610,091
*   Lloyds Banking Group P.L.C.                            1,554,282  1,320,351
*   Lloyds Banking Group P.L.C. ADR                          393,738  1,350,521
    London Stock Exchange Group P.L.C.                        31,289    652,894
*   Lonmin P.L.C.                                             55,403    232,395
    Lookers P.L.C.                                            41,204     59,783
    Low & Bonar P.L.C.                                        44,867     49,425
    Man Group P.L.C.                                         317,061    504,156
    Management Consulting Group P.L.C.                        25,041     12,431
    Marks & Spencer Group P.L.C.                             181,594  1,155,887
    Marshalls P.L.C.                                          34,860     68,927
    Marston's P.L.C.                                         140,945    317,227
    McBride P.L.C.                                            42,318     75,255
    Mears Group P.L.C.                                        16,241     88,487
    Mecom Group P.L.C.                                         5,459      3,618
    Meggitt P.L.C.                                           140,002  1,020,358
    Melrose Industries P.L.C.                                220,647    836,369
    Michael Page International P.L.C.                         20,330    118,004
    Micro Focus International P.L.C.                           5,027     52,332
    Millennium & Copthorne Hotels P.L.C.                      36,351    319,850
*   Mitchells & Butlers P.L.C.                                47,161    245,407
    Mitie Group P.L.C.                                        74,055    317,839
    Mondi P.L.C.                                              82,612  1,097,871
    Moneysupermarket.com Group P.L.C.                         76,979    240,041
    Morgan Advanced Materials P.L.C.                          63,836    259,866
    Morgan Sindall Group P.L.C.                                7,261     64,959
*   Mothercare P.L.C.                                         19,114     94,086
    N Brown Group P.L.C.                                      29,289    202,802
    National Express Group P.L.C.                             77,191    229,504
    National Grid P.L.C.                                       3,445     43,914
    National Grid P.L.C. Sponsored ADR                        17,429  1,111,622
    New World Resources P.L.C. Class A                         5,481     13,214
    Next P.L.C.                                               12,985    880,207
    Northgate P.L.C.                                          22,554    118,724
    Novae Group P.L.C.                                        10,009     72,583
*   Ocado Group P.L.C.                                        25,424     67,158
    Old Mutual P.L.C.                                        633,171  2,019,555
    Oxford Instruments P.L.C.                                  5,840    139,978
    Pace P.L.C.                                               58,128    224,369
    PayPoint P.L.C.                                            4,568     57,831
    Pearson P.L.C.                                             3,121     56,764
    Pearson P.L.C. Sponsored ADR                              66,750  1,219,523
*   Pendragon P.L.C.                                         223,487     80,602
    Pennon Group P.L.C.                                       42,017    447,536
    Persimmon P.L.C. (B8Y2Q10)                                70,131     81,703
    Persimmon P.L.C. (0682538)                                70,131  1,178,109
*   Petra Diamonds, Ltd.                                      24,450     41,749
    Petrofac, Ltd.                                             9,303    195,531
    Petropavlovsk P.L.C.                                      37,581     85,155
    Phoenix Group Holdings                                    12,461    122,830
    Phoenix IT Group, Ltd.                                     2,221      5,183

                                     1472

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                         ---------- -----------
UNITED KINGDOM -- (Continued)
    Photo-Me International P.L.C.                            39,461 $    47,744
    Premier Farnell P.L.C.                                   42,543     139,868
*   Premier Foods P.L.C.                                     53,326      60,641
*   Premier Oil P.L.C.                                       98,317     570,609
    Provident Financial P.L.C.                                8,011     203,068
    Prudential P.L.C.                                       133,912   2,302,559
    Prudential P.L.C. ADR                                    39,541   1,365,746
*   Punch Taverns P.L.C.                                    158,338      25,258
*   PV Crystalox Solar P.L.C.                                38,917       6,253
    PZ Cussons P.L.C.                                        27,188     168,663
    QinetiQ Group P.L.C.                                    141,445     416,420
*   Quintain Estates & Development P.L.C.                    67,330      67,691
    Randgold Resources, Ltd.                                  1,838     148,699
    Raven Russia, Ltd.                                       23,171      26,343
    Reckitt Benckiser Group P.L.C.                           10,751     784,833
*   Redrow P.L.C.                                            58,976     196,181
    Reed Elsevier P.L.C. Sponsored ADR                        6,110     284,848
    Regus P.L.C.                                            126,840     323,068
    Renishaw P.L.C.                                           5,546     142,048
    Rentokil Initial P.L.C.                                 241,412     356,028
    Resolution, Ltd.                                        316,732   1,300,695
    Restaurant Group P.L.C. (The)                            26,063     195,285
    Rexam P.L.C.                                            164,026   1,317,038
    Ricardo P.L.C.                                           11,315      68,206
    Rightmove P.L.C.                                         10,807     322,397
    Rio Tinto P.L.C.                                         18,769     861,874
#   Rio Tinto P.L.C. Sponsored ADR                           39,232   1,807,026
    RM P.L.C.                                                12,287      14,170
    Robert Walters P.L.C.                                    18,804      67,521
    Rolls-Royce Holdings P.L.C. (B63H849)                   111,335   1,957,190
    Rolls-Royce Holdings P.L.C. (B9KGVK7)                13,248,865      20,580
    Rotork P.L.C.                                             6,805     307,867
*   Royal Bank of Scotland Group P.L.C.                     102,482     489,027
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR        19,222     183,762
    Royal Dutch Shell P.L.C. ADR (780259206)                  3,543     240,818
    Royal Dutch Shell P.L.C. ADR (780259107)                185,909  12,974,589
    Royal Dutch Shell P.L.C. Class A                          3,748     127,602
    Royal Dutch Shell P.L.C. Class B                         59,695   2,093,947
    RPC Group P.L.C.                                         36,380     224,951
    RPS Group P.L.C.                                         55,957     217,082
    RSA Insurance Group P.L.C.                              925,015   1,601,741
    SABMiller P.L.C.                                         28,245   1,524,022
    Safestore Holdings P.L.C.                                22,232      47,349
    Sage Group P.L.C. (The)                                 228,723   1,200,022
*   Salamander Energy P.L.C.                                 51,404     146,081
    Savills P.L.C.                                           30,035     271,167
    Schroders P.L.C. (0239581)                                9,829     282,939
    Schroders P.L.C. (0240549)                               20,241     735,131
    SDL P.L.C.                                               19,688     111,346
    Senior P.L.C.                                           102,206     405,641
    Serco Group P.L.C.                                       35,217     338,914
    Severfield-Rowen P.L.C.                                  55,690      34,170

                                     1473

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Severn Trent P.L.C.                                      18,370 $  520,625
    Shanks Group P.L.C.                                      89,372    113,673
    Shire P.L.C. ADR                                          3,900    365,196
    SIG P.L.C.                                              126,604    319,100
    Smith & Nephew P.L.C.                                     6,969     79,771
    Smith & Nephew P.L.C. Sponsored ADR                       6,600    377,124
    Smiths Group P.L.C.                                      26,800    521,242
    Smiths News P.L.C.                                       38,588    107,475
*   Soco International P.L.C.                                48,134    283,798
*   Southern Cross Healthcare Group P.L.C.                   27,892         --
    Spectris P.L.C.                                          19,728    647,589
    Speedy Hire P.L.C.                                       86,930     65,443
    Spirax-Sarco Engineering P.L.C.                           9,387    383,470
    Spirent Communications P.L.C.                            84,310    170,928
    Spirit Pub Co. P.L.C.                                   158,338    159,681
*   Sports Direct International P.L.C.                       38,350    278,681
    SSE P.L.C.                                               57,622  1,395,135
    St Ives P.L.C.                                           10,444     22,684
    St James's Place P.L.C.                                  31,254    269,066
    ST Modwen Properties P.L.C.                              38,644    161,089
    Stagecoach Group P.L.C.                                  62,285    297,701
    Standard Chartered P.L.C.                               170,094  4,280,823
    Standard Life P.L.C.                                    380,824  2,218,961
    Sthree P.L.C.                                            10,289     53,660
*   SuperGroup P.L.C.                                         5,121     55,159
    Synergy Health P.L.C.                                    14,056    237,532
    Synthomer P.L.C.                                         33,145    103,638
    TalkTalk Telecom Group P.L.C.                            79,276    308,973
*   Talvivaara Mining Co. P.L.C.                             19,546      4,277
    Tate & Lyle P.L.C.                                       66,559    873,485
    Taylor Wimpey P.L.C.                                    741,551  1,072,971
    Telecity Group P.L.C.                                    21,324    306,042
    Telecom Plus P.L.C.                                       5,150     97,641
    Tesco P.L.C.                                            522,999  2,974,809
*   Thomas Cook Group P.L.C.                                182,726    367,485
    Topps Tiles P.L.C.                                       17,420     18,510
    Travis Perkins P.L.C.                                    52,171  1,164,078
*   Trinity Mirror P.L.C.                                    74,301    103,678
    TT electronics P.L.C.                                    33,119     85,792
    TUI Travel P.L.C.                                       105,022    513,481
    Tullett Prebon P.L.C.                                    58,399    222,241
    Tullow Oil P.L.C.                                        28,875    450,095
    UBM P.L.C.                                               37,493    426,417
    Ultra Electronics Holdings P.L.C.                         6,518    167,232
    Unilever P.L.C.                                             294     12,738
    Unilever P.L.C. Sponsored ADR                            10,600    459,192
    Unite Group P.L.C.                                       30,144    163,128
    United Drug P.L.C.                                       68,807    323,923
    United Utilities Group P.L.C.                            53,529    616,664
    United Utilities Group P.L.C. ADR                           154      3,548
*   Vectura Group P.L.C.                                     49,345     67,478
    Vedanta Resources P.L.C.                                 26,246    496,633

                                     1474

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                         SHARES     VALUE++
                                                         ------- --------------
UNITED KINGDOM -- (Continued)
    Vesuvius P.L.C.                                       67,651 $      366,515
    Victrex P.L.C.                                         5,665        141,335
    Vitec Group P.L.C. (The)                               9,130         87,174
    Vodafone Group P.L.C.                                 13,189         40,244
    Vodafone Group P.L.C. Sponsored ADR                  343,133     10,496,438
    Volex P.L.C.                                           1,054          1,583
    Weir Group P.L.C. (The)                               28,894        991,237
    WH Smith P.L.C.                                       15,166        174,550
    Whitbread P.L.C.                                      30,915      1,228,969
    William Hill P.L.C.                                  173,966      1,152,767
*   Wincanton P.L.C.                                      14,780         12,165
    WM Morrison Supermarkets P.L.C.                      275,095      1,248,443
*   Wolfson Microelectronics P.L.C.                       35,460        113,038
    Wolseley P.L.C.                                       48,601      2,407,157
    Wolseley P.L.C. ADR                                      956          4,742
    WPP P.L.C.                                            34,286        566,827
    WPP P.L.C. Sponsored ADR                              20,117      1,660,457
    WS Atkins P.L.C.                                      10,816        151,689
    Xchanging P.L.C.                                      53,555        111,414
    Xstrata P.L.C.                                       176,940      2,662,676
                                                                 --------------
TOTAL UNITED KINGDOM                                                215,024,543
                                                                 --------------
UNITED STATES -- (0.1%)
    ASML Holding NV                                        9,664        718,674
    Biota Pharmaceuticals, Inc.                            4,271         17,983
#*  Brookfield Property Partners L.P.                        557         12,119
*   McEwen Mining - Minera Andes Andes Acquisition Corp.  19,800         45,400
                                                                 --------------
TOTAL UNITED STATES                                                     794,176
                                                                 --------------
TOTAL COMMON STOCKS                                               1,506,398,718
                                                                 --------------
PREFERRED STOCKS -- (0.4%)
BRAZIL -- (0.3%)
    AES Tiete SA                                          12,900        130,757
    Alpargatas SA                                         13,552         90,290
    Banco ABC Brasil SA                                   10,913         85,744
    Banco Bradesco SA                                     40,440        664,787
    Banco Daycoval SA                                     11,200         59,002
    Banco do Estado do Rio Grande do Sul SA Class B       36,850        310,345
    Banco Industrial e Comercial SA                       13,600         38,406
*   Banco Panamericano SA                                 32,000        110,359
    Banco Pine SA                                          2,556         17,681
    Braskem SA Class A                                    14,800        128,712
    Centrais Eletricas Brasileiras SA Class B              4,000         20,772
    Centrais Eletricas de Santa Catarina SA                2,600         31,123
    Cia Brasileira de Distribuicao Grupo Pao de Acucar     2,800        153,858
    Cia de Gas de Sao Paulo Class A                        2,800         75,222
    Cia de Saneamento do Parana                              200            731
    Cia de Transmissao de Energia Eletrica Paulista        2,600         45,548
    Cia Energetica de Minas Gerais                         5,328         67,900
    Cia Energetica de Sao Paulo Class B                   12,900        136,495
    Cia Energetica do Ceara Class A                        5,000        119,480

                                     1475

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
BRAZIL -- (Continued)
    Cia Ferro Ligas da Bahia - Ferbasa                       11,500 $   70,411
    Cia Paranaense de Energia                                 2,305     40,968
    Contax Participacoes SA                                  34,000     90,066
    Eletropaulo Metropolitana Eletricidade de Sao Paulo SA   14,146     58,118
    Eucatex SA Industria e Comercio                           4,600     17,634
    Gerdau SA                                                 8,687     67,907
*   Gol Linhas Aereas Inteligentes SA                         9,600     59,066
*   Inepar SA Industria e Construcoes                        14,900     12,213
    Itau Unibanco Holding SA                                 58,500    980,970
    Klabin SA                                               103,100    690,511
    Lojas Americanas SA                                      25,928    226,526
    Marcopolo SA                                             45,300    301,358
    Oi SA                                                     4,430     10,872
    Parana Banco SA                                          12,000     87,087
    Randon Participacoes SA                                  26,400    172,327
    Saraiva SA Livreiros Editores                             5,100     84,603
*   Suzano Papel e Celulose SA Class A                       60,125    219,374
    Unipar Participacoes SA Class B                         143,600     36,604
*   Usinas Siderurgicas de Minas Gerais SA Class A           87,405    432,493
                                                                    ----------
TOTAL BRAZIL                                                         5,946,320
                                                                    ----------
CHILE -- (0.0%)
    Embotelladora Andina SA Class B                          17,884    121,518
                                                                    ----------
COLOMBIA -- (0.0%)
    Banco Davivienda SA                                       6,782     90,745
                                                                    ----------
GERMANY -- (0.1%)
    Porsche Automobil Holding SE                             12,175    956,043
                                                                    ----------
HONG KONG -- (0.0%)
    Li Ning Co., Ltd.                                       106,249     58,600
                                                                    ----------
UNITED KINGDOM -- (0.0%)
    Mcbride PLC                                             719,406      1,117
                                                                    ----------
TOTAL PREFERRED STOCKS                                               7,174,343
                                                                    ----------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*   AVJennings, Ltd. Rights 05/24/13                          2,552         66
*   Buccaneer Energy, Ltd. Rights 05/09/13                   65,636         --
                                                                    ----------
TOTAL AUSTRALIA                                                             66
                                                                    ----------
BELGIUM -- (0.0%)
*   Agfa-Gevaert NV STRIP VVPR                               13,597         --
*   Elia System Operator SA STRIP VVPR                          222         --
*   Nyrstar NV STRIP VVPR                                    10,920         --
*   Tessenderlo Chemie NV STRIP VVPR                            822         --
                                                                    ----------
TOTAL BELGIUM                                                               --
                                                                    ----------
BRAZIL -- (0.0%)
*   Cia Brasileira de Distribuicao Grupo Pao de Acucar
      Rights 05/21/13                                             3         10
                                                                    ----------


                                     1476

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                     SHARES       VALUE++
                                                    ---------- --------------
CHINA -- (0.0%)
#*    Shui On Land, Ltd. Rights 05/13/13               219,538 $       22,915
                                                               --------------
ISRAEL -- (0.0%)
*     Africa Israel Investments, Ltd. Rights
        05/08/13                                           390          1,285
*     Clal Biotechnology Industries, Ltd. Rights
        05/02/13                                           525            527
                                                               --------------
TOTAL ISRAEL                                                            1,812
                                                               --------------
MALAYSIA -- (0.0%)
*     Mah Sing Group Bhd Rights 03/18/18                17,856          2,377
*     Malayan Flour Mills Bhd Rights 05/09/17            1,900            165
                                                               --------------
TOTAL MALAYSIA                                                          2,542
                                                               --------------
NETHERLANDS -- (0.0%)
#*    Koninklijke KPN NV Rights 05/14/13                23,138         31,081
                                                               --------------
POLAND -- (0.0%)
*     Polimex-Mostostal SA Rights                      147,517             --
                                                               --------------
SOUTH KOREA -- (0.0%)
*     Green Cross Corp. Rights 05/31/13                     68          1,940
*     Korea Circuit Co., Ltd. Rights 05/29/13              648          3,382
                                                               --------------
TOTAL SOUTH KOREA                                                       5,322
                                                               --------------
SPAIN -- (0.0%)
*     Banco Santander SA Rights 05/02/13               570,496        121,337
*     Faes Farma SA Rights 05/03/13                     17,084          1,868
                                                               --------------
TOTAL SPAIN                                                           123,205
                                                               --------------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13         7,425          6,229
                                                               --------------
THAILAND -- (0.0%)
*     Loxley PCL Rights 04/21/16                         3,319             --
*     Tisco Financial Group PCL Rights 06/26/13          7,080          7,478
                                                               --------------
TOTAL THAILAND                                                          7,478
                                                               --------------
UNITED STATES -- (0.0%)
*     Samson Oil & Gas, Ltd Rights 05/09/13              4,233             --
                                                               --------------
TOTAL RIGHTS/WARRANTS                                                 200,660
                                                               --------------

                                                     SHARES/
                                                      FACE
                                                     AMOUNT
                                                      (000)       VALUE+
                                                    ---------- --------------
SECURITIES LENDING COLLATERAL -- (4.1%)
(S)@  DFA Short Term Investment Fund                 5,531,547     64,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $111,917 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued
        at $114,384) to be repurchased at $112,142  $      112        112,141
                                                               --------------
TOTAL SECURITIES LENDING COLLATERAL                                64,112,141
                                                               --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,306,871,313)            $1,577,885,862
                                                               ==============

                                     1477

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                          SHARES      VALUE+
                                                         --------- ------------
COMMON STOCKS -- (93.9%)

Consumer Discretionary -- (17.5%)
*   1-800-Flowers.com, Inc. Class A                         44,330 $    262,877
    AH Belo Corp. Class A                                    5,436       31,529
*   ALCO Stores, Inc.                                          700        5,180
    American Greetings Corp. Class A                        62,335    1,149,457
*   Arctic Cat, Inc.                                         3,436      154,586
*   Ascent Capital Group, Inc. Class A                       8,564      569,420
#   Autoliv, Inc.                                            9,404      718,654
*   Ballantyne Strong, Inc.                                  9,030       40,545
#*  Barnes & Noble, Inc.                                    26,500      480,445
    Bassett Furniture Industries, Inc.                       2,900       40,687
    Beasley Broadcasting Group, Inc. Class A                 9,471       61,846
#*  Beazer Homes USA, Inc.                                  12,516      202,259
#   bebe stores, Inc.                                        1,600        9,056
    Belo Corp. Class A                                      62,627      671,361
#   Best Buy Co., Inc.                                     197,800    5,140,822
    Big 5 Sporting Goods Corp.                               8,501      142,817
*   Biglari Holdings, Inc.                                   1,627      630,105
    Bob Evans Farms, Inc.                                   52,387    2,270,453
#   Bon-Ton Stores, Inc. (The)                               2,986       45,805
#*  Books-A-Million, Inc.                                   14,887       38,706
    Brown Shoe Co., Inc.                                    74,697    1,263,126
*   Build-A-Bear Workshop, Inc.                             25,874      131,181
#*  Cabela's, Inc.                                          53,051    3,405,874
*   Cache, Inc.                                             26,610      101,650
    Callaway Golf Co.                                      128,624      861,781
*   Cambium Learning Group, Inc.                            37,733       36,601
    Canterbury Park Holding Corp.                            2,755       32,371
    Carnival Corp.                                         489,649   16,897,787
    Carriage Services, Inc.                                 20,916      365,821
*   Cavco Industries, Inc.                                   7,600      346,712
    CBS Corp. Class A                                       28,263    1,295,576
    CBS Corp. Class B                                      268,466   12,290,373
*   Christopher & Banks Corp.                               58,754      408,340
    Churchill Downs, Inc.                                    7,682      587,366
*   Coast Distribution System (The)                            547        1,477
    Columbia Sportswear Co.                                  4,317      252,976
    Comcast Corp. Class A                                3,446,875  142,355,937
    Comcast Corp. Special Class A                        1,088,341   42,760,918
*   Conn's, Inc.                                            25,450    1,102,239
    Core-Mark Holding Co., Inc.                             24,059    1,252,030
#*  Corinthian Colleges, Inc.                               36,345       72,690
    CSS Industries, Inc.                                    13,050      374,013
    Culp, Inc.                                              10,036      162,985
*   dELiA*s, Inc.                                           22,143       14,606
*   Delta Apparel, Inc.                                      7,532      100,778
    Destination Maternity Corp.                                200        4,750
*   Destination XL Group, Inc.                              15,601       77,693
#   DeVry, Inc.                                              6,079      170,273
    Dillard's, Inc. Class A                                120,300    9,913,923
*   Discovery Communications, Inc. Class B                   3,762      296,540
*   Dixie Group, Inc. (The)                                 11,800       70,564

                                     1478

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Dorman Products, Inc.                                    20,712 $   781,671
    Dover Downs Gaming & Entertainment, Inc.                  5,935      10,920
    Dover Motorsports, Inc.                                  15,098      31,555
#   DR Horton, Inc.                                         208,125   5,427,900
#*  DreamWorks Animation SKG, Inc. Class A                   46,429     895,151
#*  Education Management Corp.                               13,202      74,855
#   Educational Development Corp.                             1,679       5,944
    Escalade, Inc.                                              277       1,590
*   EW Scripps Co. Class A                                   41,061     570,337
*   Federal-Mogul Corp.                                      38,585     288,616
    Fisher Communications, Inc.                               8,375     346,892
#*  Flanigan's Enterprises, Inc.                                865       6,643
    Flexsteel Industries, Inc.                                2,068      42,580
#   Foot Locker, Inc.                                        15,700     547,459
    Fred's, Inc. Class A                                     45,772     651,336
    Frisch's Restaurants, Inc.                                  600       9,792
*   Full House Resorts, Inc.                                  2,574       7,104
*   G-III Apparel Group, Ltd.                                11,394     463,280
*   Gaiam, Inc. Class A                                       5,988      26,287
#   GameStop Corp. Class A                                  104,752   3,655,845
    Gaming Partners International Corp.                         500       4,320
#   Gannett Co., Inc.                                       119,639   2,411,922
#*  General Motors Co.                                      674,707  20,807,964
*   Genesco, Inc.                                             6,456     397,367
*   Gray Television, Inc.                                    37,085     235,490
    Group 1 Automotive, Inc.                                 57,936   3,503,969
*   Hallwood Group, Inc. (The)                                  296       2,361
    Harte-Hanks, Inc.                                         3,485      27,636
    Hastings Entertainment, Inc.                                300         758
    Haverty Furniture Cos., Inc.                             33,479     796,131
*   Helen of Troy, Ltd.                                      64,389   2,245,888
#*  hhgregg, Inc.                                            36,388     491,602
*   Hollywood Media Corp.                                    19,037      26,271
    Hooker Furniture Corp.                                   14,814     256,134
*   Hyatt Hotels Corp. Class A                               12,101     516,471
*   Iconix Brand Group, Inc.                                 95,618   2,739,456
    International Speedway Corp. Class A                     24,844     816,622
*   Isle of Capri Casinos, Inc.                              15,434     118,224
    JAKKS Pacific, Inc.                                      13,103     142,954
*   Jarden Corp.                                            162,075   7,294,996
#   JC Penney Co., Inc.                                     206,990   3,398,776
*   Johnson Outdoors, Inc. Class A                           15,588     365,694
    Jones Group, Inc. (The)                                 103,143   1,444,002
*   Journal Communications, Inc. Class A                     77,674     528,960
*   K-Swiss, Inc. Class A                                       439       2,081
#   KB Home                                                  30,800     694,232
*   Kid Brands, Inc.                                          9,776      11,047
    La-Z-Boy, Inc.                                           56,332   1,017,356
#*  Lakeland Industries, Inc.                                11,757      46,910
*   Lee Enterprises, Inc.                                    38,128      54,904
#   Lennar Corp. Class A                                    224,100   9,237,402
    Lennar Corp. Class B                                      7,868     256,575

                                     1479

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
*   Liberty Interactive Corp. Class A                       882,463 $18,787,637
#*  Liberty Interactive Corp. Class B                        35,706     753,397
*   Liberty Media Corp. Class A                              96,383  11,072,479
*   Liberty Media Corp. Class B                               7,622     872,986
*   Liberty Ventures Series A                                38,401   2,821,321
*   Liberty Ventures Series B                                 1,785     131,340
    Lifetime Brands, Inc.                                    16,431     221,818
    Lithia Motors, Inc. Class A                              34,933   1,729,882
*   Live Nation Entertainment, Inc.                         145,347   1,835,733
    Loral Space & Communications, Inc.                       26,050   1,602,596
    Lowe's Cos., Inc.                                       139,546   5,361,357
*   Luby's, Inc.                                             44,415     302,466
*   M/I Homes, Inc.                                          37,930     933,078
    Mac-Gray Corp.                                           13,104     169,697
*   Madison Square Garden Co. (The) Class A                  29,558   1,781,461
*   Maidenform Brands, Inc.                                   1,056      19,008
    Marcus Corp.                                             18,899     242,663
*   MarineMax, Inc.                                          29,164     338,011
*   Marriott Vacations Worldwide Corp.                          662      30,108
*   Martha Stewart Living Omnimedia Class A                     980       2,421
    Matthews International Corp. Class A                      3,202     117,866
#*  McClatchy Co. (The) Class A                              60,603     139,993
    MDC Holdings, Inc.                                       18,400     691,840
*   Media General, Inc. Class A                              25,196     206,607
    Men's Wearhouse, Inc. (The)                              52,860   1,770,810
#   Meredith Corp.                                           32,676   1,268,482
*   Meritage Homes Corp.                                     28,156   1,373,731
#*  MGM Resorts International                               251,100   3,545,532
*   Modine Manufacturing Co.                                  8,750      79,975
*   Mohawk Industries, Inc.                                  98,740  10,948,291
*   Monarch Casino & Resort, Inc.                             1,103      14,196
#*  Motorcar Parts of America, Inc.                          13,074      78,183
    Movado Group, Inc.                                       36,900   1,115,856
*   MTR Gaming Group, Inc.                                   24,536      84,649
*   Multimedia Games Holding Co., Inc.                       23,224     572,704
    NACCO Industries, Inc. Class A                            6,832     396,393
*   Navarre Corp.                                               336         820
*   New York & Co., Inc.                                      6,926      30,890
    News Corp. Class A                                    1,608,989  49,830,389
    News Corp. Class B                                      616,492  19,185,231
*   Office Depot, Inc.                                       88,597     341,984
    OfficeMax, Inc.                                          32,198     370,599
#*  Orchard Supply Hardware Stores Corp. Class A              4,649       9,205
*   Orient-Express Hotels, Ltd. Class A                      75,198     759,500
    Outdoor Channel Holdings, Inc.                           35,808     313,320
#*  Pacific Sunwear of California, Inc.                      43,900     120,725
#*  Penn National Gaming, Inc.                               63,446   3,714,763
    Penske Automotive Group, Inc.                            43,845   1,355,687
*   Pep Boys-Manny Moe & Jack (The)                          75,998     881,577
*   Perfumania Holdings, Inc.                                   537       3,346
    Perry Ellis International, Inc.                          23,892     419,782
*   Pinnacle Entertainment, Inc.                             71,930   1,370,986

                                     1480

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
#*  PulteGroup, Inc.                                        143,221 $ 3,006,209
    PVH Corp.                                                31,964   3,688,965
*   Quiksilver, Inc.                                         74,010     498,087
#*  Radio One, Inc. Class D                                  13,955      21,351
#   RadioShack Corp.                                         90,200     285,934
*   Red Lion Hotels Corp.                                     8,907      58,163
*   Red Robin Gourmet Burgers, Inc.                          31,175   1,507,935
#   Regis Corp.                                              65,192   1,222,350
    Rent-A-Center, Inc.                                      76,435   2,669,875
*   Rick's Cabaret International, Inc.                       12,026     101,499
*   Rocky Brands, Inc.                                        8,729     129,189
#   Royal Caribbean Cruises, Ltd.                           322,500  11,780,925
*   Ruby Tuesday, Inc.                                       74,723     720,330
    Saga Communications, Inc. Class A                         8,693     400,226
#*  Saks, Inc.                                               95,502   1,103,048
    Salem Communications Corp. Class A                       10,922     100,264
    Scholastic Corp.                                         30,900     848,205
*   Scientific Games Corp. Class A                           41,635     369,719
    Sears Canada, Inc.                                       26,121     244,728
#*  Sears Holdings Corp.                                    112,601   5,780,935
    Service Corp. International/US                          274,069   4,626,285
    Shiloh Industries, Inc.                                  24,793     244,211
    Shoe Carnival, Inc.                                      33,450     696,763
*   Skechers U.S.A., Inc. Class A                            49,610   1,030,896
    Spartan Motors, Inc.                                     16,820      89,482
    Speedway Motorsports, Inc.                               52,187     940,932
*   Sport Chalet, Inc. Class A                                  875       1,208
*   Sport Chalet, Inc. Class B                                  299         451
    Stage Stores, Inc.                                       60,550   1,676,629
    Standard Motor Products, Inc.                            37,342   1,144,159
*   Stanley Furniture Co., Inc.                              15,798      62,402
#   Staples, Inc.                                           497,525   6,587,231
*   Starz - Liberty Capital (85571Q102)                      96,383   2,253,435
*   Starz - Liberty Capital (85571Q201)                       7,622     178,279
    Stein Mart, Inc.                                         22,915     181,258
*   Steiner Leisure, Ltd.                                     2,225     107,757
*   Steinway Musical Instruments, Inc.                       13,080     326,215
    Stewart Enterprises, Inc. Class A                        85,569     762,420
    Strattec Security Corp.                                   5,224     190,519
    Superior Industries International, Inc.                  38,753     711,505
    Superior Uniform Group, Inc.                              8,978     104,324
    Systemax, Inc.                                           11,750     107,630
*   Tandy Brands Accessories, Inc.                            7,478       3,814
#*  Tandy Leather Factory, Inc.                                 500       3,550
    Time Warner Cable, Inc.                                 693,942  65,154,214
    Time Warner, Inc.                                     1,534,860  91,753,931
#*  Toll Brothers, Inc.                                     203,299   6,975,189
    Trans World Entertainment Corp.                           5,781      24,858
*   Tuesday Morning Corp.                                    60,500     490,655
*   Unifi, Inc.                                              43,422     846,729
    Vail Resorts, Inc.                                       11,600     699,480
*   Valuevision Media, Inc. Class A                           3,998      17,191

                                     1481

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Discretionary -- (Continued)
*   VOXX International Corp.                                24,255 $    231,150
#   Walt Disney Co. (The)                                   26,220    1,647,665
#   Washington Post Co. (The) Class B                        5,780    2,562,505
    Wendy's Co. (The)                                      242,704    1,380,986
*   West Marine, Inc.                                       26,468      313,116
*   Wet Seal, Inc. (The) Class A                            13,619       44,398
    Whirlpool Corp.                                         30,049    3,434,000
*   WMS Industries, Inc.                                    41,662    1,057,382
    Wyndham Worldwide Corp.                                144,114    8,658,369
*   Zale Corp.                                              11,652       51,735
                                                                   ------------
Total Consumer Discretionary                                        715,452,009
                                                                   ------------
Consumer Staples -- (7.7%)
#   Alico, Inc.                                                960       40,138
*   Alliance One International, Inc.                        32,376      121,410
    Andersons, Inc. (The)                                   15,774      859,998
    Archer-Daniels-Midland Co.                             813,476   27,609,375
    Beam, Inc.                                             131,553    8,512,795
*   Boulder Brands, Inc.                                    76,099      685,652
#   Bunge, Ltd.                                            121,368    8,763,983
    CCA Industries, Inc.                                     8,323       32,293
*   Central Garden and Pet Co.                              26,784      234,360
*   Central Garden and Pet Co. Class A                      60,153      529,346
*   Chiquita Brands International, Inc.                     63,990      552,234
*   Constellation Brands, Inc. Class A                     249,042   12,290,223
*   Constellation Brands, Inc. Class B                      12,715      622,526
*   Craft Brew Alliance, Inc.                                9,754       73,350
    CVS Caremark Corp.                                   1,510,745   87,895,144
*   Dole Food Co., Inc.                                     19,567      210,541
*   Farmer Bros Co.                                          8,295      125,669
    Fresh Del Monte Produce, Inc.                           39,437    1,002,094
    Griffin Land & Nurseries, Inc.                           1,500       44,775
#*  Hain Celestial Group, Inc. (The)                        43,646    2,847,901
    Ingles Markets, Inc. Class A                            11,437      243,837
#   Ingredion, Inc.                                         62,117    4,473,045
#   JM Smucker Co. (The)                                   108,204   11,169,899
    John B Sanfilippo & Son, Inc.                           10,428      218,779
    Kraft Foods Group, Inc.                                607,984   31,305,096
*   Mannatech, Inc.                                            717        5,342
    MGP Ingredients, Inc.                                    4,788       23,461
    Molson Coors Brewing Co. Class A                         1,908       98,262
    Molson Coors Brewing Co. Class B                       190,750    9,842,700
    Mondelez International, Inc. Class A                 2,081,099   65,450,564
    Nash Finch Co.                                           1,082       22,235
    Nutraceutical International Corp.                       14,615      269,939
    Oil-Dri Corp. of America                                 5,047      138,843
*   Omega Protein Corp.                                     25,852      240,682
*   Pantry, Inc. (The)                                      24,658      360,253
*   Post Holdings, Inc.                                     50,201    2,198,302
*   Prestige Brands Holdings, Inc.                         111,489    3,004,629
#   Safeway, Inc.                                          157,807    3,553,814
    Sanderson Farms, Inc.                                   16,100      986,286

                                     1482

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Staples -- (Continued)
    Seaboard Corp.                                           1,812 $  4,975,716
*   Seneca Foods Corp. Class A                               6,301      205,350
*   Seneca Foods Corp. Class B                                 300        9,729
*   Smithfield Foods, Inc.                                 185,173    4,740,429
    Snyders-Lance, Inc.                                     28,257      711,511
    Spartan Stores, Inc.                                    32,983      553,455
    Spectrum Brands Holdings, Inc.                          46,130    2,583,280
*   Susser Holdings Corp.                                   12,360      657,181
*   TreeHouse Foods, Inc.                                   22,732    1,448,256
#   Tyson Foods, Inc. Class A                              405,030    9,975,889
#   Universal Corp.                                         22,290    1,282,790
    Weis Markets, Inc.                                      11,602      485,312
                                                                   ------------
Total Consumer Staples                                              314,288,673
                                                                   ------------
Energy -- (15.1%)
    Adams Resources & Energy, Inc.                           6,004      298,339
    Alon USA Energy, Inc.                                   33,484      555,834
*   Alpha Natural Resources, Inc.                          170,794    1,267,291
    Anadarko Petroleum Corp.                               845,068   71,627,964
    Apache Corp.                                           292,215   21,588,844
#*  Approach Resources, Inc.                                 6,883      163,265
#   Arch Coal, Inc.                                         60,743      294,604
#*  Atwood Oceanics, Inc.                                    4,600      225,630
    Baker Hughes, Inc.                                       3,891      176,612
*   Barnwell Industries, Inc.                                8,038       24,918
*   Basic Energy Services, Inc.                             15,603      214,229
#*  Bill Barrett Corp.                                      51,500    1,022,790
    Bolt Technology Corp.                                    9,574      153,184
    Bristow Group, Inc.                                     42,400    2,679,680
#*  C&J Energy Services, Inc.                               37,416      740,463
    Cabot Oil & Gas Corp.                                      284       19,326
#   Chesapeake Energy Corp.                                624,655   12,205,759
    Chevron Corp.                                          629,776   76,838,970
*   Cloud Peak Energy, Inc.                                 33,115      647,067
*   Comstock Resources, Inc.                                32,421      507,713
#   ConocoPhillips                                       1,766,829  106,804,813
*   Crimson Exploration, Inc.                               12,841       39,422
*   Dawson Geophysical Co.                                  17,055      524,271
    Delek US Holdings, Inc.                                 52,256    1,885,919
#*  Denbury Resources, Inc.                                289,460    5,178,439
#   Devon Energy Corp.                                      42,463    2,338,013
    DHT Holdings, Inc.                                       1,819        7,822
*   Double Eagle Petroleum Co.                               7,844       38,985
#*  Emerald Oil, Inc.                                        1,533        9,857
    EOG Resources, Inc.                                      6,045      732,412
*   EPL Oil & Gas, Inc.                                     27,489      898,066
*   Era Group, Inc.                                         36,653      837,521
*   Exterran Holdings, Inc.                                 79,513    2,100,733
*   Green Plains Renewable Energy, Inc.                     24,947      312,087
    Gulf Island Fabrication, Inc.                           15,018      308,770
    Gulfmark Offshore, Inc. Class A                         35,505    1,477,718
*   Harvest Natural Resources, Inc.                         48,645      159,556

                                     1483

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Helix Energy Solutions Group, Inc.                      103,010 $ 2,373,350
#   Helmerich & Payne, Inc.                                  95,808   5,616,265
*   Hercules Offshore, Inc.                                 107,413     791,634
#   Hess Corp.                                              378,130  27,293,423
*   HKN, Inc.                                                   564      50,267
    HollyFrontier Corp.                                       7,105     351,342
*   Hornbeck Offshore Services, Inc.                         29,719   1,334,977
#*  James River Coal Co.                                     10,139      16,729
*   Key Energy Services, Inc.                                49,745     295,485
#*  Magnum Hunter Resources Corp.                            82,198     223,579
    Marathon Oil Corp.                                      903,937  29,531,622
    Marathon Petroleum Corp.                                451,968  35,416,212
*   Matrix Service Co.                                       15,423     231,808
#*  McDermott International, Inc.                            63,698     680,295
#   Murphy Oil Corp.                                        189,426  11,761,460
    Nabors Industries, Ltd.                                 272,782   4,034,446
    National Oilwell Varco, Inc.                            250,948  16,366,829
*   Natural Gas Services Group, Inc.                         14,526     293,280
*   Newpark Resources, Inc.                                  97,395   1,022,647
    Noble Corp.                                              74,243   2,784,112
    Noble Energy, Inc.                                       66,897   7,578,761
#*  Northern Oil and Gas, Inc.                               41,972     541,019
    Occidental Petroleum Corp.                               29,543   2,637,008
*   Overseas Shipholding Group, Inc.                          2,355       7,819
*   Parker Drilling Co.                                     142,573     587,401
    Patterson-UTI Energy, Inc.                              152,325   3,212,534
*   PDC Energy, Inc.                                         24,103   1,043,660
*   PHI, Inc. (69336T106)                                     1,099      30,294
*   PHI, Inc. (69336T205)                                    21,843     606,580
    Phillips 66                                             883,414  53,844,083
*   Pioneer Energy Services Corp.                            99,821     703,738
    Pioneer Natural Resources Co.                            88,400  10,805,132
*   Plains Exploration & Production Co.                     162,430   7,341,836
    QEP Resources, Inc.                                      33,043     948,665
*   REX American Resources Corp.                              4,050      75,694
*   Rex Energy Corp.                                         35,100     564,057
*   Rowan Cos. P.L.C. Class A                               121,858   3,964,041
    SEACOR Holdings, Inc.                                    36,653   2,643,048
*   SemGroup Corp. Class A                                    4,727     245,095
    Ship Finance International, Ltd.                         40,467     666,896
*   Superior Energy Services, Inc.                           29,811     822,485
#*  Swift Energy Co.                                         57,500     744,050
    Teekay Corp.                                             37,720   1,342,832
*   Tesco Corp.                                               3,745      45,689
    Tesoro Corp.                                            168,807   9,014,294
*   TETRA Technologies, Inc.                                 25,510     232,906
    TGC Industries, Inc.                                      1,787      15,852
#   Tidewater, Inc.                                          49,127   2,576,711
*   Transocean, Ltd.                                        274,265  14,116,420
*   Triangle Petroleum Corp.                                  7,779      42,707
*   Unit Corp.                                               57,000   2,395,710
#*  USEC, Inc.                                              152,791      48,893

                                     1484

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
    Valero Energy Corp.                                    658,099 $ 26,534,552
*   Weatherford International, Ltd.                        282,083    3,607,842
#   Western Refining, Inc.                                  68,485    2,116,871
*   Whiting Petroleum Corp.                                 16,007      712,311
*   Willbros Group, Inc.                                     5,000       47,500
                                                                   ------------
Total Energy                                                        617,841,634
                                                                   ------------
Financials -- (16.4%)
    1st Source Corp.                                        41,187      969,130
    1st United Bancorp Inc/Boca Raton                          863        5,722
#   ACE, Ltd.                                               46,348    4,131,461
*   Alexander & Baldwin, Inc.                               66,838    2,276,502
*   Alleghany Corp.                                          2,626    1,033,961
    Allied World Assurance Co. Holdings AG                   8,435      765,982
    Allstate Corp. (The)                                   157,339    7,750,519
    Alterra Capital Holdings, Ltd.                          26,764      871,168
*   American Capital, Ltd.                                 422,803    6,397,009
    American Equity Investment Life Holding Co.             88,700    1,351,788
    American Financial Group, Inc.                         173,596    8,379,479
*   American Independence Corp.                                866        6,841
*   American International Group, Inc.                     104,036    4,309,171
    American National Insurance Co.                         37,287    3,506,097
*   American Safety Insurance Holdings, Ltd.                11,249      270,876
*   Ameris Bancorp                                          12,022      166,745
*   AmeriServ Financial, Inc.                               33,075      100,548
    Argo Group International Holdings, Ltd.                 38,796    1,608,094
    Aspen Insurance Holdings, Ltd.                         102,623    3,919,172
*   Asset Acceptance Capital Corp.                           5,800       37,526
    Associated Banc-Corp                                    31,434      448,563
    Assurant, Inc.                                          65,820    3,129,083
    Assured Guaranty, Ltd.                                 122,989    2,537,263
    Asta Funding, Inc.                                       7,527       70,679
    Astoria Financial Corp.                                 17,021      163,231
*   Atlantic Coast Financial Corp.                             379        1,887
#*  Atlanticus Holdings Corp.                               19,218       71,107
*   AV Homes, Inc.                                          15,767      203,552
    Axis Capital Holdings, Ltd.                                800       35,704
    Baldwin & Lyons, Inc. Class A                              300        7,065
    Baldwin & Lyons, Inc. Class B                            6,556      159,311
*   Bancorp, Inc.                                              459        5,967
    Bank Mutual Corp.                                       51,232      265,382
    Bank of America Corp.                                6,406,476   78,863,720
#   Bank of New York Mellon Corp. (The)                    491,755   13,877,326
    BankFinancial Corp.                                     39,867      314,551
    Banner Corp.                                             7,943      259,498
    BCB Bancorp, Inc.                                        1,059       10,781
    Berkshire Hills Bancorp, Inc.                           25,980      671,843
*   BofI Holding, Inc.                                       8,208      334,722
*   Capital Bank Financial Corp. Class A                       233        4,164
*   Capital City Bank Group, Inc.                           16,844      210,550
    Capital One Financial Corp.                            333,920   19,293,898
    Capital Southwest Corp.                                  6,907      812,885

                                     1485

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Cathay General Bancorp                                   17,730 $   349,458
    Centerstate Banks, Inc.                                     747       6,215
    Century Bancorp, Inc. Class A                               495      16,820
    CFS Bancorp, Inc.                                        14,148     130,586
    Chicopee Bancorp, Inc.                                    1,000      17,260
*   CIT Group, Inc.                                          39,411   1,675,362
    Citigroup, Inc.                                       2,115,722  98,719,589
    Citizens Community Bancorp, Inc.                         10,355      73,831
    CME Group, Inc.                                         414,385  25,219,471
    CNA Financial Corp.                                     277,671   9,360,289
    CNO Financial Group, Inc.                               301,264   3,410,308
    Codorus Valley Bancorp, Inc.                                120       1,975
*   Community West Bancshares                                   400       1,900
    Corrections Corp. of America                              7,040     254,848
*   Cowen Group, Inc. Class A                                 4,282      10,962
    Donegal Group, Inc. Class A                              27,472     402,190
    Donegal Group, Inc. Class B                                 300       7,527
*   E*TRADE Financial Corp.                                  89,699     923,003
    Eastern Insurance Holdings, Inc.                         23,026     428,974
*   Eastern Virginia Bankshares, Inc.                           260       1,570
    EMC Insurance Group, Inc.                                18,341     517,766
    Endurance Specialty Holdings, Ltd.                       76,288   3,735,823
    Enterprise Financial Services Corp.                       3,235      46,519
    ESB Financial Corp.                                         360       5,040
    ESSA Bancorp, Inc.                                        8,217      88,497
    Evans Bancorp, Inc.                                       1,681      29,955
    Everest Re Group, Ltd.                                   34,913   4,712,906
*   Farmers Capital Bank Corp.                                  302       5,587
    FBL Financial Group, Inc. Class A                        24,660     969,385
#   Federal Agricultural Mortgage Corp. Class A                 177       4,567
    Federal Agricultural Mortgage Corp. Class C               9,200     292,376
    Federated National Holding Co.                           13,665      98,661
#   Fidelity National Financial, Inc. Class A                46,321   1,243,719
*   Fidelity Southern Corp.                                   7,111      84,547
*   First Acceptance Corp.                                   39,006      47,977
    First American Financial Corp.                           61,982   1,659,258
#*  First BanCorp                                            15,152      89,548
    First Bancorp                                            16,138     209,955
#*  First Bancshares, Inc.                                      400       3,400
    First Business Financial Services, Inc.                     482      13,265
*   First California Financial Group, Inc.                    3,631      29,302
    First Citizens BancShares, Inc. Class A                   8,627   1,608,245
    First Commonwealth Financial Corp.                       10,800      77,220
    First Community Bancshares, Inc.                            183       2,838
    First Defiance Financial Corp.                           10,880     246,323
*   First Federal of Northern Michigan Bancorp, Inc.            900       3,897
    First Financial Holdings, Inc.                           18,933     379,417
*   First Financial Northwest, Inc.                          25,371     205,505
#*  First Financial Service Corp.                               130         365
    First Merchants Corp.                                    38,531     625,358
    First Midwest Bancorp, Inc.                               7,168      89,958
    First Pactrust Bancorp, Inc.                                810       9,202

                                     1486

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   First South Bancorp, Inc.                                 2,278 $    14,989
*   Firstcity Financial Corp.                                 5,872      57,957
    Fox Chase Bancorp, Inc.                                     351       5,935
*   Genworth Financial, Inc. Class A                         34,964     350,689
    Geo Group, Inc. (The)                                    44,547   1,668,285
    German American Bancorp, Inc.                             7,459     159,026
    GFI Group, Inc.                                           2,875      11,529
*   Gleacher & Co., Inc.                                      9,000       6,189
*   Global Indemnity P.L.C.                                   7,870     175,422
    Goldman Sachs Group, Inc. (The)                         143,685  20,988,068
    Great Southern Bancorp, Inc.                              1,616      42,614
*   Guaranty Bancorp                                         79,339     168,199
*   Guaranty Federal Bancshares, Inc.                         1,684      16,992
*   Hallmark Financial Services, Inc.                        25,666     232,277
    Hampden Bancorp, Inc.                                     5,886      90,644
    Hanover Insurance Group, Inc. (The)                      88,829   4,479,646
#   Hartford Financial Services Group, Inc.                 366,250  10,287,963
#   HCC Insurance Holdings, Inc.                             17,700     754,020
    Heartland Financial USA, Inc.                               465      11,816
*   Heritage Commerce Corp.                                  14,483      95,153
    HF Financial Corp.                                          400       5,400
*   Hilltop Holdings, Inc.                                   26,171     350,430
    Hingham Institution for Savings                             500      34,005
*   HMN Financial, Inc.                                       3,456      25,609
*   Home Bancorp, Inc.                                          719      13,014
    Home Federal Bancorp, Inc.                                9,420     114,736
    HopFed Bancorp, Inc.                                      6,781      73,981
    Horace Mann Educators Corp.                              58,206   1,312,545
    Hudson City Bancorp, Inc.                                28,191     234,267
*   ICG Group, Inc.                                           1,184      14,054
*   Imperial Holdings, Inc.                                   2,882      11,586
    Independence Holding Co.                                 24,172     253,806
    Infinity Property & Casualty Corp.                       15,800     896,492
    International Bancshares Corp.                              800      15,520
*   Intervest Bancshares Corp. Class A                        2,078      12,219
*   Investment Technology Group, Inc.                        23,677     257,843
    Investors Title Co.                                       1,169      81,070
    Janus Capital Group, Inc.                                24,840     221,573
    JPMorgan Chase & Co.                                    777,031  38,082,289
    Kemper Corp.                                             76,602   2,440,540
#   Kentucky First Federal Bancorp                            2,800      22,260
#   KeyCorp                                                 526,210   5,246,314
    Lakeland Bancorp, Inc.                                    4,701      44,942
    Landmark Bancorp Inc/Manhattan                            1,875      39,019
#   Legg Mason, Inc.                                        128,883   4,106,212
#   Lincoln National Corp.                                  378,093  12,858,943
    LNB Bancorp, Inc.                                        13,395     113,188
    Loews Corp.                                             243,798  10,890,457
*   Louisiana Bancorp Inc/Metaire                             5,606      92,387
*   Macatawa Bank Corp.                                      18,892     105,795
*   Magyar Bancorp, Inc.                                        500       2,605
    Maiden Holdings, Ltd.                                     5,792      59,831

                                     1487

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    MainSource Financial Group, Inc.                         45,000 $   570,150
    Marlin Business Services Corp.                           14,241     345,059
    MB Financial, Inc.                                       19,678     487,227
*   MBIA, Inc.                                               82,267     778,246
*   MBT Financial Corp.                                      23,185      93,667
    MCG Capital Corp.                                        11,930      61,320
    Meadowbrook Insurance Group, Inc.                        38,553     299,942
    Medallion Financial Corp.                                 9,550     142,677
    Mercantile Bank Corp.                                     4,422      73,892
    Meta Financial Group, Inc.                                1,083      28,786
    MetLife, Inc.                                         1,126,173  43,909,485
*   Metro Bancorp, Inc.                                      26,598     472,115
*   MetroCorp Bancshares, Inc.                                2,250      22,613
*   MGIC Investment Corp.                                    72,733     392,758
    MicroFinancial, Inc.                                      5,900      47,731
    MidWestOne Financial Group, Inc.                            346       8,269
    Montpelier Re Holdings, Ltd.                             38,746     998,097
    Morgan Stanley                                        1,476,248  32,698,893
    MutualFirst Financial, Inc.                               2,300      36,961
    NASDAQ OMX Group, Inc. (The)                             42,129   1,241,963
    National Western Life Insurance Co. Class A                 900     164,358
*   Navigators Group, Inc. (The)                              3,685     213,288
*   New Century Bancorp, Inc.                                   600       3,840
    New Hampshire Thrift Bancshares, Inc.                     3,667      47,231
*   NewBridge Bancorp                                        11,413      67,223
*   Newport Bancorp, Inc.                                       700      11,956
*   NewStar Financial, Inc.                                  41,166     491,934
*   North Valley Bancorp                                        907      15,954
    Northeast Community Bancorp, Inc.                        18,190     108,594
    Northrim BanCorp, Inc.                                    5,734     124,887
#   NYSE Euronext                                             8,639     335,280
    OFG Bancorp                                              30,191     485,169
#   Old Republic International Corp.                        357,183   4,821,971
*   Old Second Bancorp, Inc.                                  4,874      22,420
    Oppenheimer Holdings, Inc. Class A                        3,097      57,295
*   Pacific Mercantile Bancorp                               16,236      97,416
*   Park Sterling Corp.                                       3,253      18,640
    PartnerRe, Ltd.                                          52,224   4,926,812
#   People's United Financial, Inc.                          68,700     904,092
    Peoples Bancorp of North Carolina, Inc.                     250       2,933
    Peoples Bancorp, Inc.                                    17,608     358,851
#*  PHH Corp.                                                92,304   1,945,768
#*  Phoenix Cos., Inc. (The)                                  2,631      76,588
*   Pinnacle Financial Partners, Inc.                        23,924     580,635
*   Piper Jaffray Cos.                                          312      10,533
    Platinum Underwriters Holdings, Ltd.                     18,979   1,077,058
*   Popular, Inc.                                            56,536   1,610,711
*   Porter Bancorp, Inc.                                      1,737       1,546
*   Portfolio Recovery Associates, Inc.                       9,401   1,153,973
    Premier Financial Bancorp, Inc.                           1,301      15,872
#   Principal Financial Group, Inc.                         217,722   7,859,764
    Protective Life Corp.                                    98,037   3,731,288

                                     1488

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                     SHARES     VALUE+
                                                    --------- -----------
Financials -- (Continued)
     Provident Financial Holdings, Inc.                   544 $     8,813
     Provident Financial Services, Inc.                21,059     322,834
     Provident New York Bancorp                        71,474     646,125
     Prudential Financial, Inc.                       497,625  30,066,503
#    Pulaski Financial Corp.                            4,550      48,003
     Radian Group, Inc.                               161,945   1,935,243
     Regions Financial Corp.                        1,302,555  11,058,692
     Reinsurance Group of America, Inc.               169,166  10,581,333
     Renasant Corp.                                    42,102     960,768
*    Republic First Bancorp, Inc.                       2,174       5,892
     Resource America, Inc. Class A                    21,051     194,090
*    Riverview Bancorp, Inc.                           15,319      37,532
     Ryman Hospitality Properties                      51,778   2,302,050
     Safety Insurance Group, Inc.                      11,042     548,456
     Sandy Spring Bancorp, Inc.                         9,125     186,880
     SCBT Financial Corp.                                 528      25,223
     Selective Insurance Group, Inc.                   45,200   1,059,036
     SI Financial Group, Inc.                           5,444      63,150
     Somerset Hills Bancorp                             4,317      49,171
(o)  Southern Community Financial                      29,890       6,576
*    Southern First Bancshares, Inc.                    1,216      13,194
*    Southwest Bancorp, Inc.                           16,974     224,396
     StanCorp Financial Group, Inc.                    15,636     675,162
     State Auto Financial Corp.                        56,823     987,584
     StellarOne Corp.                                  24,952     374,030
     Stewart Information Services Corp.                12,271     332,176
*    Stratus Properties, Inc.                           3,069      47,385
#*   Suffolk Bancorp                                      205       3,206
*    Sun Bancorp, Inc.                                  4,075      13,122
     SunTrust Banks, Inc.                             491,691  14,381,962
     Susquehanna Bancshares, Inc.                      97,547   1,138,373
     Symetra Financial Corp.                           20,319     276,948
     Synovus Financial Corp.                          138,359     372,186
     Teche Holding Co.                                    600      24,720
     TF Financial Corp.                                   630      15,782
     Timberland Bancorp, Inc.                           2,500      20,625
     Tower Group International, Ltd.                   12,135     229,594
     Travelers Cos., Inc. (The)                        28,000   2,391,480
     Tree.com, Inc.                                     5,635     115,348
     Trustmark Corp.                                    4,194     102,963
     Umpqua Holdings Corp.                             34,932     419,184
     Unico American Corp.                               1,900      26,277
     Union First Market Bankshares Corp.               12,742     240,951
     United Financial Bancorp, Inc.                     6,824     101,063
     United Fire Group, Inc.                           40,312   1,127,124
*    United Security Bancshares                           384       1,577
*    Unity Bancorp, Inc.                                3,306      23,572
     Unum Group                                       517,445  14,431,541
     Validus Holdings, Ltd.                             4,399     169,845
*    Virginia Commerce Bancorp, Inc.                   22,274     299,363
*    Waterstone Financial, Inc.                         1,300      10,387
     WesBanco, Inc.                                    31,462     787,494

                                     1489

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Financials -- (Continued)
    West BanCorp., Inc.                                     13,957 $    150,456
    Westfield Financial, Inc.                               10,811       81,407
    Wintrust Financial Corp.                                24,224      868,673
*   WSB Holdings, Inc.                                         100          655
#   XL Group P.L.C.                                        240,766    7,497,453
#*  Yadkin Valley Financial Corp.                           16,710       67,007
    Zions BanCorp.                                          53,325    1,312,862
*   ZipRealty, Inc.                                         10,028       32,792
                                                                   ------------
Total Financials                                                    668,959,407
                                                                   ------------
Health Care -- (9.2%)
*   Addus HomeCare Corp.                                     2,044       24,201
    Aetna, Inc.                                            503,313   28,910,299
#*  Affymax, Inc.                                            6,200        5,581
#*  Affymetrix, Inc.                                        24,928       90,738
*   Albany Molecular Research, Inc.                         34,387      410,237
*   Alere, Inc.                                             74,130    1,903,658
*   Allied Healthcare Products                               1,000        2,690
*   Allscripts Healthcare Solutions, Inc.                   15,306      211,835
*   Alphatec Holdings, Inc.                                  5,644       10,667
*   AMN Healthcare Services, Inc.                           15,078      207,021
*   Amsurg Corp.                                            30,743    1,031,735
    Analogic Corp.                                           2,988      237,486
*   AngioDynamics, Inc.                                     46,430      470,336
*   Anika Therapeutics, Inc.                                14,671      195,858
*   Arrhythmia Research Technology, Inc.                     1,200        3,036
    Assisted Living Concepts, Inc. Class A                  33,042      393,861
*   Astex Pharmaceuticals                                   21,444      147,535
*   BioScrip, Inc.                                          36,570      506,860
#*  Boston Scientific Corp.                              1,204,199    9,019,450
*   Cambrex Corp.                                           43,567      544,152
*   Capital Senior Living Corp.                             58,814    1,426,828
*   CardioNet, Inc.                                          5,328       15,504
*   CareFusion Corp.                                       207,163    6,927,531
*   Celldex Therapeutics, Inc.                               4,759       62,105
#   Cigna Corp.                                             42,954    2,842,266
    Community Health Systems, Inc.                         105,314    4,799,159
#   CONMED Corp.                                            43,239    1,354,678
    Cooper Cos., Inc. (The)                                 13,956    1,540,742
    Coventry Health Care, Inc.                             141,956    7,033,920
*   Cross Country Healthcare, Inc.                          31,468      157,340
    CryoLife, Inc.                                          17,502      105,012
*   Cumberland Pharmaceuticals, Inc.                        23,319      109,133
*   Cutera, Inc.                                            23,864      265,129
*   Cynosure, Inc. Class A                                   8,077      208,871
    Daxor Corp.                                                545        4,164
*   Digirad Corp.                                           29,111       74,524
*   Dynacq Healthcare, Inc.                                    909           55
*   Emergent Biosolutions, Inc.                              5,105       78,311
#*  Endo Health Solutions, Inc.                             54,588    2,000,104
*   Enzo Biochem, Inc.                                      47,997      107,513
#*  Exactech, Inc.                                           3,390       62,715

                                     1490

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Health Care -- (Continued)
*     Five Star Quality Care, Inc.                          28,953 $    136,948
*     Forest Laboratories, Inc.                             78,471    2,935,600
*     Gentiva Health Services, Inc.                         32,551      341,460
*     Greatbatch, Inc.                                      41,672    1,164,316
*     Hanger, Inc.                                          16,897      513,500
*     Harvard Bioscience, Inc.                              32,107      164,388
*     Health Net, Inc.                                      25,498      749,641
*     Healthways, Inc.                                      34,589      480,441
*     Hologic, Inc.                                        305,036    6,213,583
      Humana, Inc.                                         236,814   17,550,286
      Invacare Corp.                                        32,651      439,156
      Kewaunee Scientific Corp.                              1,631       21,301
*     Kindred Healthcare, Inc.                              59,114      620,106
*     Lannett Co., Inc.                                      3,649       42,365
*     LCA-Vision, Inc.                                         700        2,380
      LeMaitre Vascular, Inc.                                5,100       30,906
*     Life Technologies Corp.                               94,990    6,999,813
*     LifePoint Hospitals, Inc.                             82,208    3,945,984
*     Magellan Health Services, Inc.                        17,899      915,713
      Maxygen, Inc.                                         43,105      103,452
*     MedAssets, Inc.                                       44,682      836,894
(o)*  MedCath Corp.                                         29,240       40,059
*     Medical Action Industries, Inc.                       24,509      199,258
*     MediciNova, Inc.                                         225          709
*     Merit Medical Systems, Inc.                           13,395      129,530
*     Misonix, Inc.                                          4,083       23,355
*     Molina Healthcare, Inc.                               24,941      828,041
#     National Healthcare Corp.                              6,484      301,052
*     Natus Medical, Inc.                                    7,661       95,839
      Omnicare, Inc.                                       197,388    8,639,673
*     Omnicell, Inc.                                        30,665      552,583
*     Palomar Medical Technologies, Inc.                     3,988       54,037
*     PDI, Inc.                                             14,978       68,449
      PerkinElmer, Inc.                                     76,500    2,344,725
      Pfizer, Inc.                                       5,208,907  151,422,926
*     PharMerica Corp.                                      35,405      456,370
*     Repligen Corp.                                        21,271      190,588
*     RTI Biologics, Inc.                                   79,886      317,946
      Select Medical Holdings Corp.                         51,009      420,824
#*    Skilled Healthcare Group, Inc. Class A                12,180       85,747
*     Solta Medical, Inc.                                    4,035        7,868
*     Sucampo Pharmaceuticals, Inc. Class A                  3,605       34,284
*     SunLink Health Systems, Inc.                           1,750        1,400
*     SurModics, Inc.                                        5,593      147,935
*     Symmetry Medical, Inc.                                78,674      937,794
      Teleflex, Inc.                                        37,223    2,908,233
*     Theragenics Corp.                                     20,783       29,928
#     Thermo Fisher Scientific, Inc.                       499,520   40,301,274
#*    TranS1, Inc.                                           5,997       12,054
*     Triple-S Management Corp. Class B                     19,483      351,278
      UnitedHealth Group, Inc.                              89,716    5,376,680
      Universal American Corp.                              85,628      732,119

                                     1491

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
*     VCA Antech, Inc.                                      53,726 $  1,294,797
*     ViroPharma, Inc.                                     103,479    2,819,803
*     WellCare Health Plans, Inc.                            9,700      565,607
#     WellPoint, Inc.                                      504,640   36,798,349
*     Wright Medical Group, Inc.                            32,357      758,448
                                                                   ------------
Total Health Care                                                   376,960,635
                                                                   ------------
Industrials -- (13.1%)
      AAR Corp.                                             32,906      587,701
      ABM Industries, Inc.                                  64,500    1,454,475
#*    ACCO Brands Corp.                                      9,955       67,196
      Aceto Corp.                                           31,686      329,534
      Acme United Corp.                                      1,030       13,184
#     Actuant Corp. Class A                                 44,986    1,408,062
*     Adept Technology, Inc.                                20,476       66,137
      ADT Corp. (The)                                      197,193    8,605,503
*     AECOM Technology Corp.                                23,177      673,755
*     Aegion Corp.                                          17,422      366,907
#*    Aerovironment, Inc.                                   35,065      678,858
#     AGCO Corp.                                            58,973    3,140,312
      Aircastle, Ltd.                                       38,900      543,044
      Alamo Group, Inc.                                     22,751      911,633
*     Alaska Air Group, Inc.                                52,626    3,243,867
      Albany International Corp. Class A                    20,551      597,007
      Alliant Techsystems, Inc.                             16,708    1,242,407
(o)*  Allied Defense Group, Inc. (The)                       2,645       13,886
      AMERCO                                                29,431    4,729,562
      American Railcar Industries, Inc.                     20,003      714,307
      Ampco-Pittsburgh Corp.                                 4,007       75,091
*     AMREP Corp.                                              966        8,742
      Apogee Enterprises, Inc.                              36,374      926,810
      Argan, Inc.                                               21          372
#     Arkansas Best Corp.                                    2,400       25,224
*     Ascent Solar Technologies, Inc.                        1,951        1,249
      Astec Industries, Inc.                                22,925      752,628
*     AT Cross Co. Class A                                  18,022      227,438
*     Atlas Air Worldwide Holdings, Inc.                    36,746    1,374,300
*     Avis Budget Group, Inc.                               94,608    2,728,495
      Barnes Group, Inc.                                    36,400    1,010,828
      Barrett Business Services, Inc.                       12,955      685,838
*     BlueLinx Holdings, Inc.                               17,052       49,621
      Brady Corp. Class A                                   44,400    1,504,272
#     Briggs & Stratton Corp.                               41,033      922,832
*     Builders FirstSource, Inc.                            12,182       75,407
*     CAI International, Inc.                               12,482      318,166
*     Casella Waste Systems, Inc. Class A                   14,362       62,618
#*    CBIZ, Inc.                                            35,878      232,848
      CDI Corp.                                             40,637      636,782
      Ceco Environmental Corp.                               3,291       38,209
      Celadon Group, Inc.                                   24,642      413,739
      Chicago Rivet & Machine Co.                              700       16,940
      CIRCOR International, Inc.                             6,849      324,163

                                     1492

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Industrials -- (Continued)
    CNH Global NV                                            6,958 $    286,183
*   Columbus McKinnon Corp.                                 17,542      329,439
    Comfort Systems USA, Inc.                               44,560      571,705
    Compx International, Inc.                                  500        6,250
*   Consolidated Graphics, Inc.                             12,008      428,325
    Courier Corp.                                            8,245      118,728
#   Covanta Holding Corp.                                   94,292    1,885,840
*   Covenant Transportation Group, Inc. Class A              7,080       39,294
*   CPI Aerostructures, Inc.                                 4,626       42,605
*   CRA International, Inc.                                  7,613      140,384
    CSX Corp.                                            1,242,950   30,564,141
    Curtiss-Wright Corp.                                    46,353    1,522,233
    Douglas Dynamics, Inc.                                  30,234      422,974
*   Ducommun, Inc.                                          16,645      407,636
*   Dycom Industries, Inc.                                  27,323      527,880
    Eastern Co. (The)                                       10,193      170,529
    Eaton Corp. P.L.C.                                      24,778    1,521,617
    Ecology and Environment, Inc. Class A                      900       11,124
    EMCOR Group, Inc.                                       25,273      945,210
    Encore Wire Corp.                                       19,966      653,887
#*  Energy Recovery, Inc.                                    1,783        6,526
*   EnergySolutions, Inc.                                   11,933       49,283
*   EnerNOC, Inc.                                           14,490      253,865
*   EnerSys, Inc.                                           43,239    1,982,076
#*  Engility Holdings, Inc.                                  7,988      191,392
    Ennis, Inc.                                             48,483      745,184
#*  EnPro Industries, Inc.                                  17,635      869,053
    ESCO Technologies, Inc.                                 18,094      650,841
    Espey Manufacturing & Electronics Corp.                  1,671       42,176
*   Esterline Technologies Corp.                            44,968    3,374,399
#*  Excel Maritime Carriers, Ltd.                           12,400        5,084
    Exelis, Inc.                                            73,253      818,236
*   Federal Signal Corp.                                    68,080      528,301
#   FedEx Corp.                                            142,324   13,379,879
*   Flow International Corp.                                24,393       89,278
*   Fortune Brands Home & Security, Inc.                   149,626    5,444,890
*   Franklin Covey Co.                                       3,046       42,888
    FreightCar America, Inc.                                12,311      257,054
*   Frozen Food Express Industries                           8,686       11,031
*   FTI Consulting, Inc.                                    25,736      852,376
*   Furmanite Corp.                                         31,044      197,129
    G&K Services, Inc. Class A                              29,714    1,396,261
    GATX Corp.                                              65,445    3,334,423
#*  Genco Shipping & Trading, Ltd.                           7,630       13,047
*   Gencor Industries, Inc.                                  8,766       60,661
*   General Cable Corp.                                     32,675    1,126,634
#   General Dynamics Corp.                                  28,674    2,120,729
    General Electric Co.                                 5,021,489  111,928,990
*   Gibraltar Industries, Inc.                              42,111      787,476
*   GP Strategies Corp.                                     18,583      409,755
#*  GrafTech International, Ltd.                            19,558      140,426
    Granite Construction, Inc.                              29,079      804,616

                                     1493

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Great Lakes Dredge & Dock Corp.                          72,271 $   500,115
#*  Greenbrier Cos., Inc.                                    21,793     491,650
    Griffon Corp.                                            67,323     693,427
    H&E Equipment Services, Inc.                             59,629   1,214,046
    Hardinge, Inc.                                           19,132     258,282
    Harsco Corp.                                             54,994   1,200,519
#*  Hawaiian Holdings, Inc.                                  18,070      99,204
    Heidrick & Struggles International, Inc.                 18,234     241,054
#*  Hertz Global Holdings, Inc.                             278,411   6,704,137
*   Hill International, Inc.                                 27,154      74,674
*   Hudson Global, Inc.                                      15,880      52,404
    Huntington Ingalls Industries, Inc.                      47,666   2,521,531
*   Hurco Cos., Inc.                                          7,910     212,225
#*  Huron Consulting Group, Inc.                              4,001     167,162
    Hyster-Yale Materials Handling, Inc.                     12,246     639,119
*   ICF International, Inc.                                  31,660     858,303
#   Ingersoll-Rand P.L.C.                                   213,109  11,465,264
    Insteel Industries, Inc.                                 17,578     291,443
    International Shipholding Corp.                          11,354     205,053
#   Intersections, Inc.                                      26,279     251,227
*   JetBlue Airways Corp.                                   324,893   2,238,513
    Kadant, Inc.                                              5,786     160,099
    KAR Auction Services, Inc.                               18,100     404,897
    Kelly Services, Inc. Class A                             44,445     756,454
*   Key Technology, Inc.                                      3,199      39,924
    Kimball International, Inc. Class B                      31,258     287,261
*   Korn/Ferry International                                 33,148     548,599
#   L-3 Communications Holdings, Inc.                       100,470   8,163,188
    Lawson Products, Inc.                                     8,847     125,185
*   Layne Christensen Co.                                    34,461     704,038
    LB Foster Co. Class A                                     6,682     295,010
*   LMI Aerospace, Inc.                                      14,655     313,470
    LS Starrett Co. (The) Class A                             4,097      43,838
    LSI Industries, Inc.                                     27,715     195,114
*   Lydall, Inc.                                             14,605     209,436
    Manpowergroup, Inc.                                      22,886   1,216,620
    Marten Transport, Ltd.                                   31,855     648,886
    Matson, Inc.                                             62,316   1,466,919
    McGrath RentCorp                                         17,552     545,165
    Met-Pro Corp.                                             1,984      26,586
*   Metalico, Inc.                                           27,024      40,266
*   Mfri, Inc.                                                8,900      64,970
    Miller Industries, Inc.                                  20,099     303,696
*   Mobile Mini, Inc.                                        54,461   1,531,988
*   Moog, Inc. Class A                                       35,339   1,633,015
    Mueller Industries, Inc.                                 15,456     800,312
    Mueller Water Products, Inc. Class A                    185,957   1,100,865
*   MYR Group, Inc.                                          19,582     446,470
#   National Presto Industries, Inc.                            571      42,825
*   National Technical Systems, Inc.                         15,600     150,072
*   Navigant Consulting, Inc.                                10,961     135,149
    NL Industries, Inc.                                      51,251     577,599

                                     1494

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   NN, Inc.                                                 16,796 $   151,332
    Norfolk Southern Corp.                                  545,229  42,211,629
    Northrop Grumman Corp.                                  337,038  25,527,258
*   Northwest Pipe Co.                                        8,801     240,179
*   Ocean Power Technologies, Inc.                            8,400      12,936
*   On Assignment, Inc.                                      53,951   1,309,391
*   Orbital Sciences Corp.                                   36,476     657,298
*   Orion Energy Systems, Inc.                                1,043       2,503
*   Oshkosh Corp.                                            14,466     567,935
*   Owens Corning                                           149,300   6,279,558
    PAM Transportation Services, Inc.                        19,428     202,828
    Pentair, Ltd.                                           117,934   6,409,713
*   PGT, Inc.                                                   500       3,850
    Pike Electric Corp.                                      23,313     364,382
*   Powell Industries, Inc.                                   5,929     291,944
*   PowerSecure International, Inc.                          19,459     266,588
    Providence and Worcester Railroad Co.                       850      13,111
#   Quad/Graphics, Inc.                                       2,390      49,951
#   Quanex Building Products Corp.                           25,243     410,704
*   Quanta Services, Inc.                                   168,307   4,625,076
    Raytheon Co.                                             96,954   5,951,037
    RCM Technologies, Inc.                                   20,293     114,655
*   Real Goods Solar, Inc. Class A                            2,471       4,843
#   Regal-Beloit Corp.                                       16,070   1,263,423
*   Republic Airways Holdings, Inc.                          56,336     630,400
    Republic Services, Inc.                                 429,755  14,646,050
    Resources Connection, Inc.                               25,955     294,849
*   Roadrunner Transportation Systems, Inc.                     879      19,786
*   Rush Enterprises, Inc. Class A                           32,603     746,283
*   Rush Enterprises, Inc. Class B                           18,522     366,736
    Ryder System, Inc.                                       89,844   5,217,241
*   Saia, Inc.                                                5,950     243,474
    Schawk, Inc.                                             44,631     454,344
    SIFCO Industries, Inc.                                    6,623     113,121
    SkyWest, Inc.                                            46,706     668,363
    SL Industries, Inc.                                         300       5,760
#   Southwest Airlines Co.                                  645,761   8,846,926
*   Sparton Corp.                                             9,132     126,843
    SPX Corp.                                                12,803     953,952
*   Standard Register Co. (The)                              30,430      20,997
    Standex International Corp.                              22,341   1,181,839
    Stanley Black & Decker, Inc.                            154,919  11,589,490
    Steelcase, Inc. Class A                                  55,469     704,456
*   Sterling Construction Co., Inc.                          19,761     199,981
*   Supreme Industries, Inc. Class A                          1,365       6,115
    Sypris Solutions, Inc.                                    8,460      27,072
#   TAL International Group, Inc.                            23,454     970,996
*   Tecumseh Products Co. Class A                            12,600     112,140
*   Tecumseh Products Co. Class B                             1,400      11,354
*   Terex Corp.                                              27,578     788,731
*   Tetra Tech, Inc.                                         45,222   1,188,886
#*  Titan Machinery, Inc.                                    12,683     286,129

                                     1495

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
*   TRC Cos., Inc.                                          28,708 $    173,396
    Trinity Industries, Inc.                                91,907    3,879,394
    Triumph Group, Inc.                                     57,456    4,590,734
*   Tufco Technologies, Inc.                                   900        4,568
*   Tutor Perini Corp.                                      40,371      663,699
    Twin Disc, Inc.                                            900       19,188
    Tyco International, Ltd.                               394,386   12,667,678
*   Ultralife Corp.                                         10,710       42,197
    UniFirst Corp.                                          18,705    1,703,090
    Union Pacific Corp.                                    444,064   65,703,709
    United Stationers, Inc.                                 20,703      672,226
    Universal Forest Products, Inc.                         31,800    1,227,480
    URS Corp.                                               84,698    3,719,936
*   USA Truck, Inc.                                         15,105       77,489
#   UTi Worldwide, Inc.                                     43,109      633,271
*   Versar, Inc.                                             5,526       24,204
    Viad Corp.                                              28,614      745,395
*   Virco Manufacturing Corp.                               12,601       25,580
    VSE Corp.                                                  305        9,299
#   Waste Connections, Inc.                                  2,800      106,260
    Watts Water Technologies, Inc. Class A                  53,615    2,523,122
#   Werner Enterprises, Inc.                                34,105      783,051
#*  Wesco Aircraft Holdings, Inc.                            6,228      102,824
#*  WESCO International, Inc.                               11,687      837,841
*   Willdan Group, Inc.                                      1,000        2,335
*   Willis Lease Finance Corp.                               6,713       95,257
#*  XPO Logistics, Inc.                                     12,216      199,243
                                                                   ------------
Total Industrials                                                   536,254,064
                                                                   ------------
Information Technology -- (5.3%)
*   Accelrys, Inc.                                          41,733      411,070
    Activision Blizzard, Inc.                              982,162   14,683,322
*   Acxiom Corp.                                             7,769      154,525
*   Advanced Energy Industries, Inc.                        47,985      814,785
*   Agilysys, Inc.                                          16,899      197,380
*   Alpha & Omega Semiconductor, Ltd.                          419        3,034
#*  Amtech Systems, Inc.                                     8,571       31,798
*   ANADIGICS, Inc.                                         22,790       47,859
*   Anaren, Inc.                                             9,602      224,783
    AOL, Inc.                                              105,592    4,080,075
*   ARRIS Group, Inc.                                      140,787    2,324,393
*   Arrow Electronics, Inc.                                182,170    7,146,529
    Astro-Med, Inc.                                          6,285       61,970
*   ATMI, Inc.                                              31,034      674,989
*   Aviat Networks, Inc.                                    48,831      156,259
*   Avnet, Inc.                                            139,400    4,565,350
    AVX Corp.                                              172,540    1,951,427
    Aware, Inc.                                             14,326       69,195
*   AXT, Inc.                                               20,506       58,852
    Bel Fuse, Inc. Class A                                   4,174       54,784
    Bel Fuse, Inc. Class B                                  18,286      269,170
*   Benchmark Electronics, Inc.                             93,903    1,675,230

                                     1496

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES     VALUE+
                                                         --------- -----------
Information Technology -- (Continued)
    Black Box Corp.                                         26,448 $   574,451
*   Blucora, Inc.                                           81,156   1,198,674
*   Brocade Communications Systems, Inc.                   461,513   2,686,006
    Brooks Automation, Inc.                                 43,964     427,330
*   Bsquare Corp.                                            4,065      12,561
*   BTU International, Inc.                                  1,600       3,680
*   CACI International, Inc. Class A                        24,830   1,452,307
*   Calix, Inc.                                              9,007      76,830
*   Cascade Microtech, Inc.                                 24,071     165,127
*   Checkpoint Systems, Inc.                                24,206     280,063
*   CIBER, Inc.                                             72,919     310,635
    Cohu, Inc.                                              41,410     396,294
    Communications Systems, Inc.                            12,612     122,715
    Computer Sciences Corp.                                220,553  10,332,908
    Comtech Telecommunications Corp.                        15,569     383,153
    Concurrent Computer Corp.                               13,740      96,730
    Convergys Corp.                                        197,364   3,359,135
*   CoreLogic, Inc.                                         96,545   2,633,748
    Corning, Inc.                                        1,298,385  18,826,582
*   Cray, Inc.                                              12,866     272,245
    CSP, Inc.                                                2,414      13,277
    CTS Corp.                                               30,751     327,498
*   CyberOptics Corp.                                        9,134      51,059
*   Datalink Corp.                                           1,412      15,800
*   Dataram Corp.                                            1,257       2,627
*   Digi International, Inc.                                32,389     295,388
*   Diodes, Inc.                                               100       2,026
*   DSP Group, Inc.                                         46,713     376,974
*   Dynamics Research Corp.                                 16,772      97,948
    EarthLink, Inc.                                         86,935     494,660
*   EchoStar Corp. Class A                                  23,551     924,848
*   Edgewater Technology, Inc.                              13,603      52,508
    Electro Rent Corp.                                      40,561     672,096
    Electro Scientific Industries, Inc.                     31,787     342,664
*   Electronics for Imaging, Inc.                           58,110   1,552,699
#*  Emcore Corp.                                             5,644      24,664
*   Emulex Corp.                                            68,369     410,214
*   Entropic Communications, Inc.                           18,783      79,640
    EPIQ Systems, Inc.                                      21,953     306,683
    ePlus, Inc.                                              8,445     384,079
*   Euronet Worldwide, Inc.                                 23,278     710,677
*   Exar Corp.                                              51,341     553,456
*   Fabrinet                                                 1,724      23,671
*   Fairchild Semiconductor International, Inc.            118,008   1,522,303
    Fidelity National Information Services, Inc.           150,627   6,333,865
#*  Finisar Corp.                                           61,526     789,994
#*  First Solar, Inc.                                       28,266   1,316,065
    Frequency Electronics, Inc.                             16,953     169,869
*   Globecomm Systems, Inc.                                 26,554     325,286
*   GSE Systems, Inc.                                       17,638      33,336
*   GSI Technology, Inc.                                     9,236      57,633
    Hackett Group, Inc. (The)                               53,321     260,206

                                     1497

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Harmonic, Inc.                                           23,121 $  131,327
    Hewlett-Packard Co.                                      65,635  1,352,081
*   Hutchinson Technology, Inc.                              22,425     62,790
    IAC/InterActiveCorp                                     125,298  5,897,777
*   ID Systems, Inc.                                         17,291     93,371
#*  Identive Group, Inc.                                     10,175      9,666
*   Imation Corp.                                            28,996    106,705
*   Ingram Micro, Inc. Class A                              277,679  4,945,463
*   Insight Enterprises, Inc.                                42,100    762,852
*   Integrated Device Technology, Inc.                      122,208    868,899
*   Integrated Silicon Solution, Inc.                        42,178    386,772
#*  Intermec, Inc.                                           15,705    154,537
*   Internap Network Services Corp.                          32,386    258,440
*   International Rectifier Corp.                            79,000  1,675,590
*   Interphase Corp.                                          2,999      7,138
    Intersil Corp. Class A                                  119,798    929,632
*   Intevac, Inc.                                             7,954     36,032
*   IntriCon Corp.                                            2,835     11,425
*   Itron, Inc.                                              33,397  1,324,191
    IXYS Corp.                                                2,155     19,524
*   Key Tronic Corp.                                         17,623    199,140
    Keynote Systems, Inc.                                    17,699    198,406
*   KIT Digital, Inc.                                        28,634      8,733
*   Kulicke & Soffa Industries, Inc.                         71,688    828,713
*   KVH Industries, Inc.                                        600      7,926
*   Lattice Semiconductor Corp.                              44,669    207,711
#   Lexmark International, Inc. Class A                      33,559  1,017,173
*   LTX-Credence Corp.                                       29,465    173,844
#   ManTech International Corp. Class A                      15,485    413,295
    Marchex, Inc. Class B                                    32,883    135,807
*   Measurement Specialties, Inc.                               251     10,735
*   MEMC Electronic Materials, Inc.                         154,224    832,810
    Mentor Graphics Corp.                                    35,620    650,421
    Methode Electronics, Inc.                                79,272  1,139,931
*   Micron Technology, Inc.                                 758,908  7,148,913
    MKS Instruments, Inc.                                    61,200  1,644,444
*   ModusLink Global Solutions, Inc.                         68,955    193,074
*   Nanometrics, Inc.                                        13,265    186,108
*   NCI, Inc. Class A                                           686      2,895
*   Newport Corp.                                            64,756    981,053
*   Novatel Wireless, Inc.                                    2,979      7,805
*   Official Payments Holdings, Inc.                          2,151     12,089
*   OmniVision Technologies, Inc.                            37,132    497,940
*   Oplink Communications, Inc.                              35,876    589,084
    Optical Cable Corp.                                      10,793     45,115
*   PAR Technology Corp.                                     22,705     95,134
    Park Electrochemical Corp.                                1,642     39,195
    PC Connection, Inc.                                      39,267    606,282
    PC-Tel, Inc.                                             33,870    225,913
*   PCM, Inc.                                                10,471     75,915
    Perceptron, Inc.                                          8,428     58,912
*   Performance Technologies, Inc.                           24,790     20,824

                                     1498

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Pericom Semiconductor Corp.                              38,555 $  249,065
*   Photronics, Inc.                                         76,775    605,755
*   Planar Systems, Inc.                                      3,449      5,898
*   PMC - Sierra, Inc.                                      146,588    844,347
*   Polycom, Inc.                                            36,977    388,258
*   Qualstar Corp.                                           12,400     22,444
*   Radisys Corp.                                             9,762     48,420
*   Rambus, Inc.                                              1,069      7,440
*   RealNetworks, Inc.                                       33,602    258,735
*   Reis, Inc.                                               13,511    216,581
    RF Industries, Ltd.                                       2,823     16,910
    Richardson Electronics, Ltd.                             24,525    287,678
*   Rofin-Sinar Technologies, Inc.                            4,632    115,337
*   Rogers Corp.                                              7,543    321,634
*   Rosetta Stone, Inc.                                       1,466     24,819
*   Rovi Corp.                                               19,000    444,410
#*  Rudolph Technologies, Inc.                               47,996    560,113
#   SAIC, Inc.                                               43,400    648,396
#*  SanDisk Corp.                                            13,097    686,807
*   Sanmina Corp.                                            37,595    474,449
*   ScanSource, Inc.                                         14,745    427,163
*   Seachange International, Inc.                            38,430    417,350
#*  ShoreTel, Inc.                                            3,200     11,552
*   Sigma Designs, Inc.                                      14,984     71,324
*   Smith Micro Software, Inc.                                  500        700
*   SMTC Corp.                                                1,200      2,652
*   Sonus Networks, Inc.                                     33,110     69,531
*   Spansion, Inc. Class A                                   34,727    451,104
*   SS&C Technologies Holdings, Inc.                         25,793    791,587
*   StarTek, Inc.                                            27,060    187,526
#*  SunPower Corp.                                           18,322    248,996
    Supertex, Inc.                                            9,488    200,007
*   support.com, Inc.                                        25,400    101,346
*   Sykes Enterprises, Inc.                                  22,692    349,230
*   Symmetricom, Inc.                                        87,926    457,215
*   SYNNEX Corp.                                             55,900  1,934,140
*   Tech Data Corp.                                          82,952  3,876,347
*   TechTarget, Inc.                                         23,106    102,591
*   TeleCommunication Systems, Inc. Class A                  58,307    112,533
*   Telenav, Inc.                                             9,865     51,693
    Tellabs, Inc.                                           241,591    500,093
    Telular Corp.                                            17,970    229,477
#*  Teradyne, Inc.                                           26,789    440,411
    Tessco Technologies, Inc.                                 8,689    177,603
    Tessera Technologies, Inc.                               48,635    990,695
    TheStreet, Inc.                                          35,273     65,608
*   TriQuint Semiconductor, Inc.                             44,218    258,233
    TSR, Inc.                                                   550      1,832
*   TTM Technologies, Inc.                                   62,635    452,851
    United Online, Inc.                                     121,790    828,172
*   Vicon Industries, Inc.                                    5,787     19,386
*   Video Display Corp.                                         600      2,190

                                     1499

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Information Technology -- (Continued)
*   Virtusa Corp.                                           30,064 $    667,721
*   Vishay Intertechnology, Inc.                           228,349    3,206,020
*   Vishay Precision Group, Inc.                             2,871       41,141
*   Westell Technologies, Inc. Class A                      16,329       32,005
    Western Digital Corp.                                  212,781   11,762,534
#*  WPCS International, Inc.                                 8,861        3,190
    Xerox Corp.                                          1,791,473   15,370,838
*   XO Group, Inc.                                           6,284       70,758
    Xyratex, Ltd.                                           28,253      301,742
*   Yahoo!, Inc.                                         1,048,770   25,936,082
*   Zygo Corp.                                              18,005      269,355
                                                                   ------------
Total Information Technology                                        216,801,238
                                                                   ------------
Materials -- (3.3%)
    A Schulman, Inc.                                        32,960      855,971
#   Alcoa, Inc.                                          1,145,369    9,735,637
#   Allegheny Technologies, Inc.                            22,777      614,523
#*  AM Castle & Co.                                         38,646      669,349
*   American Pacific Corp.                                   7,647      187,428
    Ashland, Inc.                                          112,560    9,591,238
    Axiall Corp.                                            26,423    1,385,886
#   Bemis Co., Inc.                                         24,092      948,020
    Boise, Inc.                                             77,042      615,566
    Buckeye Technologies, Inc.                              37,613    1,413,873
    Cabot Corp.                                             46,280    1,738,277
*   Century Aluminum Co.                                    37,122      302,916
*   Chemtura Corp.                                          49,368    1,049,564
*   Clearwater Paper Corp.                                  16,822      774,148
*   Coeur d'Alene Mines Corp.                              133,765    2,038,579
    Commercial Metals Co.                                   85,208    1,245,741
*   Continental Materials Corp.                                100        1,725
*   Core Molding Technologies, Inc.                          2,988       26,623
    Cytec Industries, Inc.                                  64,700    4,714,042
    Domtar Corp.                                            30,917    2,149,041
    Dow Chemical Co. (The)                                  14,000      474,740
*   Ferro Corp.                                             42,247      297,419
    Freeport-McMoRan Copper & Gold, Inc.                    96,529    2,937,377
    Friedman Industries, Inc.                               16,110      153,367
    FutureFuel Corp.                                         6,104       74,774
*   Graphic Packaging Holding Co.                          154,000    1,158,080
*   Headwaters, Inc.                                        23,663      256,980
    Hecla Mining Co.                                       203,366      691,444
*   Horsehead Holding Corp.                                 47,075      503,703
    Huntsman Corp.                                          50,242      947,564
    International Paper Co.                                493,615   23,190,033
    Kaiser Aluminum Corp.                                   27,181    1,712,403
    KapStone Paper and Packaging Corp.                      40,492    1,197,753
*   Kraton Performance Polymers, Inc.                       13,935      316,464
*   Landec Corp.                                            37,056      496,921
*   Louisiana-Pacific Corp.                                173,457    3,143,041
    LyondellBasell Industries NV Class A                   121,873    7,397,691
    Materion Corp.                                          17,697      468,794

                                     1500

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
#*    McEwen Mining, Inc.                                   17,523 $     40,829
      MeadWestvaco Corp.                                   188,451    6,497,790
*     Mercer International, Inc.                            21,725      136,650
      Minerals Technologies, Inc.                           34,280    1,392,796
*     Mod-Pac Corp.                                          1,501       12,533
      Myers Industries, Inc.                                64,720      959,150
      Neenah Paper, Inc.                                     7,684      220,992
*     Northern Technologies International Corp.              3,035       32,778
#     Nucor Corp.                                           83,945    3,661,681
      Olin Corp.                                            62,261    1,504,848
#     Olympic Steel, Inc.                                    9,586      191,720
*     OM Group, Inc.                                        42,299    1,035,057
*     Penford Corp.                                         26,922      296,142
      PH Glatfelter Co.                                     50,600    1,214,400
      PolyOne Corp.                                          9,687      218,248
      Reliance Steel & Aluminum Co.                         93,801    6,103,631
*     Resolute Forest Products, Inc.                         4,676       68,410
      Rock Tenn Co. Class A                                 26,305    2,634,183
*     RTI International Metals, Inc.                        50,032    1,451,929
#     Schnitzer Steel Industries, Inc. Class A              21,397      524,868
      Sealed Air Corp.                                      46,499    1,028,558
      Sensient Technologies Corp.                           38,101    1,499,274
      Steel Dynamics, Inc.                                  94,919    1,427,582
*     Stillwater Mining Co.                                 90,700    1,128,308
*     SunCoke Energy, Inc.                                  62,210      941,237
      Synalloy Corp.                                         5,144       72,479
#*    Texas Industries, Inc.                                33,762    2,149,964
      Tredegar Corp.                                        40,177    1,189,239
#     United States Steel Corp.                              9,198      163,724
*     Universal Stainless & Alloy Products, Inc.             9,093      317,891
      Vulcan Materials Co.                                  58,246    2,905,310
      Wausau Paper Corp.                                    14,684      149,483
      Westlake Chemical Corp.                               79,076    6,574,379
      Worthington Industries, Inc.                          47,320    1,522,758
#*    Zoltek Cos., Inc.                                     34,022      449,431
                                                                   ------------
Total Materials                                                     135,194,947
                                                                   ------------
Other -- (0.0%)
(o)*  Gerber Scientific, Inc. Escrow Shares                 47,409           --
(o)*  Petrocorp, Inc. Escrow Shares                            900           54
(o)*  Price Communications Liquidation Trust                47,738           --
                                                                   ------------
Total Other                                                                  54
                                                                   ------------
Telecommunication Services -- (5.9%)
      AT&T, Inc.                                         4,065,906  152,308,839
      Atlantic Tele-Network, Inc.                               84        4,265
*     Cbeyond, Inc.                                         13,659      119,926
#     CenturyLink, Inc.                                    536,163   20,143,644
#     Frontier Communications Corp.                        696,949    2,899,308
*     General Communication, Inc. Class A                   44,167      428,862
#*    Leap Wireless International, Inc.                      8,393       48,008
      Lumos Networks Corp.                                     500        6,745

                                     1501

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                      SHARES        VALUE+
                                                     ---------- --------------
Telecommunication Services -- (Continued)
*     MetroPCS Communications, Inc.                     227,572 $    2,694,452
*     ORBCOMM, Inc.                                      44,499        210,480
*     Premiere Global Services, Inc.                      2,000         22,460
#     Shenandoah Telecommunications Co.                   2,126         34,845
*     Sprint Nextel Corp.                             3,629,981     25,591,366
      Telephone & Data Systems, Inc.                    154,629      3,469,875
#*    United States Cellular Corp.                       33,568      1,290,354
      USA Mobility, Inc.                                 12,522        169,923
#     Verizon Communications, Inc.                      591,335     31,878,870
*     Vonage Holdings Corp.                              21,969         67,005
                                                                --------------
Total Telecommunication Services                                   241,389,227
                                                                --------------
Utilities -- (0.4%)
#*    Calpine Corp.                                      62,921      1,367,273
      Consolidated Water Co., Ltd.                        5,193         51,774
      Genie Energy, Ltd. Class B                          5,000         53,900
      NRG Energy, Inc.                                  419,077     11,679,676
#     Ormat Technologies, Inc.                           20,134        437,713
      SJW Corp.                                           6,569        166,590
      UGI Corp.                                          43,532      1,783,942
                                                                --------------
Total Utilities                                                     15,540,868
                                                                --------------
TOTAL COMMON STOCKS                                              3,838,682,756
                                                                --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*  CVR Energy, Inc. Contingent Value Rights           44,674             --
                                                                --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves     12,874,625     12,874,625
                                                                --------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)
                                                     ----------
SECURITIES LENDING COLLATERAL -- (5.8%)
(S)@  DFA Short Term Investment Fund                 20,323,018    235,137,318
                                                                --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,804,329,364)             $4,086,694,699
                                                                ==============

                                     1502

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES  VALUE+
                                                            ------ --------
COMMON STOCKS -- (81.0%)

Consumer Discretionary -- (12.5%)
*   1-800-Flowers.com, Inc. Class A                           600  $  3,558
    Aaron's, Inc.                                           1,900    54,549
#   Abercrombie & Fitch Co. Class A                           400    19,824
    Advance Auto Parts, Inc.                                  200    16,776
#*  Aeropostale, Inc.                                       1,830    26,828
*   AFC Enterprises, Inc.                                     300     9,564
    AH Belo Corp. Class A                                     600     3,480
#*  Amazon.com, Inc.                                          700   177,667
*   AMC Networks, Inc. Class A                                150     9,451
*   America's Car-Mart, Inc.                                  400    18,508
#   American Eagle Outfitters, Inc.                         2,800    54,460
*   ANN, Inc.                                               1,000    29,540
#*  Apollo Group, Inc. Class A                                400     7,348
    Arbitron, Inc.                                            300    14,007
*   Asbury Automotive Group, Inc.                             900    36,081
*   Ascena Retail Group, Inc.                               1,500    27,750
*   Ascent Capital Group, Inc. Class A                        200    13,298
    Autoliv, Inc.                                             600    45,852
*   AutoNation, Inc.                                          300    13,653
*   Ballantyne Strong, Inc.                                   500     2,245
#*  Barnes & Noble, Inc.                                    1,693    30,694
    Beasley Broadcasting Group, Inc. Class A                  300     1,959
#*  Bed Bath & Beyond, Inc.                                   700    48,160
    Belo Corp. Class A                                      2,400    25,728
#   Best Buy Co., Inc.                                      2,340    60,817
    Big 5 Sporting Goods Corp.                                600    10,080
*   Big Lots, Inc.                                            900    32,778
*   Biglari Holdings, Inc.                                     50    19,364
*   Blue Nile, Inc.                                            47     1,534
    Blyth, Inc.                                               550     9,064
    Bob Evans Farms, Inc.                                   1,000    43,340
*   Body Central Corp.                                        200     2,036
#*  Books-A-Million, Inc.                                     600     1,560
*   BorgWarner, Inc.                                          400    31,268
*   Bravo Brio Restaurant Group, Inc.                         181     3,077
*   Bridgepoint Education, Inc.                               900     9,702
#   Brinker International, Inc.                               525    20,422
    Brown Shoe Co., Inc.                                    1,300    21,983
#   Brunswick Corp.                                           622    19,693
#   Buckle, Inc. (The)                                        400    19,420
#*  Buffalo Wild Wings, Inc.                                  400    36,000
*   Build-A-Bear Workshop, Inc.                               500     2,535
#*  Cabela's, Inc.                                          1,300    83,460
*   Cache, Inc.                                               815     3,113
    Callaway Golf Co.                                         980     6,566
*   Cambium Learning Group, Inc.                            1,078     1,046
#*  CarMax, Inc.                                            1,241    57,136
*   Carmike Cinemas, Inc.                                     300     5,268
    Carnival Corp.                                          3,260   112,503
    Carriage Services, Inc.                                   700    12,243
*   Carrols Restaurant Group, Inc.                            433     2,057

                                     1503

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Carter's, Inc.                                           1,000 $ 65,390
    Cato Corp. (The) Class A                                   700   16,807
*   Cavco Industries, Inc.                                     200    9,124
    CBS Corp. Class B                                        4,400  201,432
    CEC Entertainment, Inc.                                    300   10,011
#   Cheesecake Factory, Inc. (The)                           1,265   50,372
#   Chico's FAS, Inc.                                        2,100   38,367
*   Children's Place Retail Stores, Inc. (The)                 500   24,460
#   Choice Hotels International, Inc.                          700   27,342
*   Christopher & Banks Corp.                                  700    4,865
    Cinemark Holdings, Inc.                                  1,436   44,358
#   Coach, Inc.                                                500   29,430
#*  Coinstar, Inc.                                             758   40,030
    Columbia Sportswear Co.                                    800   46,880
    Comcast Corp. Class A                                   11,509  475,322
    Comcast Corp. Special Class A                            4,700  184,663
*   Conn's, Inc.                                               989   42,834
    Cooper Tire & Rubber Co.                                 1,440   35,842
    Core-Mark Holding Co., Inc.                                200   10,408
#*  Corinthian Colleges, Inc.                                1,155    2,310
    Cracker Barrel Old Country Store, Inc.                     400   33,096
*   Crocs, Inc.                                              1,400   22,428
    CTC Media, Inc.                                          1,245   15,550
    Culp, Inc.                                                 500    8,120
*   Cumulus Media, Inc. Class A                                400    1,276
    Dana Holding Corp.                                       4,036   69,621
#   Darden Restaurants, Inc.                                   500   25,815
#*  Deckers Outdoor Corp.                                      400   22,048
*   Delta Apparel, Inc.                                        100    1,338
    Destination Maternity Corp.                                400    9,500
#   DeVry, Inc.                                                697   19,523
#   Dick's Sporting Goods, Inc.                                300   14,430
    Dillard's, Inc. Class A                                  1,400  115,374
    DineEquity, Inc.                                           566   40,322
*   DIRECTV                                                  1,202   67,985
*   Discovery Communications, Inc.                             300   21,267
#*  Discovery Communications, Inc. Class A                     300   23,646
    DISH Network Corp. Class A                                 200    7,838
*   Dixie Group, Inc. (The)                                    400    2,392
*   Dollar Tree, Inc.                                          986   46,894
    Domino's Pizza, Inc.                                       600   33,120
    Dorman Products, Inc.                                      800   30,192
#   DR Horton, Inc.                                          3,300   86,064
#*  DreamWorks Animation SKG, Inc. Class A                     700   13,496
#   Drew Industries, Inc.                                      407   14,693
#   DSW, Inc. Class A                                          300   19,836
#   Ethan Allen Interiors, Inc.                                800   23,424
*   EW Scripps Co. Class A                                   1,151   15,987
    Expedia, Inc.                                              571   31,885
*   Express, Inc.                                            1,100   20,031
#   Family Dollar Stores, Inc.                                 500   30,685
*   Federal-Mogul Corp.                                      1,897   14,190

                                     1504

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Fiesta Restaurant Group, Inc.                             433  $ 11,804
*   Fifth & Pacific Cos., Inc.                                728    15,011
    Finish Line, Inc. (The) Class A                           700    13,573
    Fisher Communications, Inc.                               400    16,568
#   Foot Locker, Inc.                                       3,600   125,532
    Ford Motor Co.                                          3,820    52,372
*   Fossil, Inc.                                              200    19,624
    Frisch's Restaurants, Inc.                                100     1,632
*   G-III Apparel Group, Ltd.                                 600    24,396
#   GameStop Corp. Class A                                  3,194   111,471
    Gannett Co., Inc.                                       3,862    77,858
    Gap, Inc. (The)                                           300    11,397
#   Garmin, Ltd.                                            1,300    45,604
*   General Motors Co.                                      3,315   102,235
*   Genesco, Inc.                                             600    36,930
#   Gentex Corp.                                              487    10,957
#*  Gentherm, Inc.                                            750    11,422
#   Genuine Parts Co.                                         500    38,165
*   Goodyear Tire & Rubber Co. (The)                          700     8,747
*   Gordmans Stores, Inc.                                     146     1,647
*   Grand Canyon Education, Inc.                              866    22,144
#   Group 1 Automotive, Inc.                                  500    30,240
#   Guess?, Inc.                                            1,374    38,032
#   H&R Block, Inc.                                           400    11,096
#*  Hanesbrands, Inc.                                         700    35,112
    Harley-Davidson, Inc.                                     800    43,720
#   Harman International Industries, Inc.                     700    31,297
    Harte-Hanks, Inc.                                       1,200     9,516
#   Hasbro, Inc.                                              400    18,948
    Haverty Furniture Cos., Inc.                              600    14,268
*   Helen of Troy, Ltd.                                       709    24,730
*   hhgregg, Inc.                                             800    10,808
#*  Hibbett Sports, Inc.                                      267    14,645
    Hillenbrand, Inc.                                       1,103    27,718
*   Hollywood Media Corp.                                     300       414
    Home Depot, Inc. (The)                                  3,536   259,366
    Hooker Furniture Corp.                                    200     3,458
    Hot Topic, Inc.                                           878    12,248
    HSN, Inc.                                                 400    21,032
*   Hyatt Hotels Corp. Class A                                442    18,865
*   Iconix Brand Group, Inc.                                1,500    42,975
    International Speedway Corp. Class A                      600    19,722
#   Interpublic Group of Cos., Inc. (The)                   1,600    22,144
    Interval Leisure Group, Inc.                              900    17,154
#*  ITT Educational Services, Inc.                            200     3,662
*   Jack in the Box, Inc.                                     900    32,265
    JAKKS Pacific, Inc.                                       662     7,222
#   JC Penney Co., Inc.                                     1,671    27,438
    John Wiley & Sons, Inc. Class A                           940    35,880
    John Wiley & Sons, Inc. Class B                            70     2,601
    Johnson Controls, Inc.                                  2,300    80,523
    Jones Group, Inc. (The)                                 1,700    23,800

                                     1505

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#*  Jos A Bank Clothiers, Inc.                                400  $ 17,472
*   Journal Communications, Inc. Class A                    1,600    10,896
*   K-Swiss, Inc. Class A                                     500     2,370
#*  K12, Inc.                                                 700    17,829
#   KB Home                                                 2,000    45,080
*   Kirkland's, Inc.                                          474     5,716
#   Kohl's Corp.                                            1,498    70,496
*   Kona Grill, Inc.                                          280     2,730
*   Krispy Kreme Doughnuts, Inc.                              300     4,098
    L Brands, Inc.                                            400    20,164
    La-Z-Boy, Inc.                                            800    14,448
#*  Lakeland Industries, Inc.                                 200       798
*   Lamar Advertising Co. Class A                             602    28,186
*   LeapFrog Enterprises, Inc.                              1,200    10,728
#   Lear Corp.                                              1,021    58,993
*   Learning Tree International, Inc.                         500     1,875
*   Lee Enterprises, Inc.                                   2,000     2,880
#   Leggett & Platt, Inc.                                   2,900    93,496
    Lennar Corp. Class A                                    3,200   131,904
#*  Liberty Global, Inc. Class A                              200    14,474
#*  Liberty Global, Inc. Series C                             200    13,530
*   Liberty Interactive Corp. Class A                       4,400    93,676
*   Liberty Media Corp. Class A                               740    85,011
*   Liberty Ventures Series A                                 310    22,776
#*  Life Time Fitness, Inc.                                 1,034    47,750
    Lifetime Brands, Inc.                                     500     6,750
*   LIN TV Corp. Class A                                      746     9,183
    Lincoln Educational Services Corp.                        300     1,671
#*  Lions Gate Entertainment Corp.                            105     2,605
    Lithia Motors, Inc. Class A                               600    29,712
*   Live Nation Entertainment, Inc.                         3,800    47,994
#*  LKQ Corp.                                               4,000    96,320
    Loral Space & Communications, Inc.                        400    24,608
    Lowe's Cos., Inc.                                       5,600   215,152
*   Luby's, Inc.                                            1,000     6,810
#*  Lululemon Athletica, Inc.                                 200    15,226
#*  Lumber Liquidators Holdings, Inc.                         171    14,015
*   M/I Homes, Inc.                                           500    12,300
    Macy's, Inc.                                            1,400    62,440
*   Madison Square Garden Co. (The) Class A                 1,250    75,337
    Marcus Corp.                                              500     6,420
    Marine Products Corp.                                   1,100     7,953
*   MarineMax, Inc.                                            15       174
#   Marriott International, Inc. Class A                      600    25,836
*   Marriott Vacations Worldwide Corp.                         70     3,184
*   Martha Stewart Living Omnimedia Class A                 1,000     2,470
    Mattel, Inc.                                              500    22,830
    Matthews International Corp. Class A                      700    25,767
#*  McClatchy Co. (The) Class A                               127       293
#   McDonald's Corp.                                        2,000   204,280
#   MDC Holdings, Inc.                                      1,300    48,880
    Men's Wearhouse, Inc. (The)                             1,222    40,937

                                     1506

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#   Meredith Corp.                                          1,100  $ 42,702
*   Meritage Homes Corp.                                    1,000    48,790
*   Modine Manufacturing Co.                                1,100    10,054
*   Mohawk Industries, Inc.                                 1,479   163,992
#   Monro Muffler Brake, Inc.                                 575    23,782
#   Morningstar, Inc.                                         600    39,606
    Movado Group, Inc.                                        600    18,144
    NACCO Industries, Inc. Class A                            200    11,604
#*  Nathan's Famous, Inc.                                     200     8,930
*   Nautilus, Inc.                                            477     3,282
#*  Netflix, Inc.                                             200    43,214
#*  New York Times Co. (The) Class A                        2,379    21,078
    Newell Rubbermaid, Inc.                                   300     7,902
    News Corp. Class A                                      5,677   175,817
    News Corp. Class B                                      2,431    75,653
    NIKE, Inc.                                              1,400    89,040
#   Nordstrom, Inc.                                           500    28,295
#*  NVR, Inc.                                                  13    13,390
*   O'Reilly Automotive, Inc.                                 700    75,124
*   Office Depot, Inc.                                      5,197    20,060
    OfficeMax, Inc.                                         1,800    20,718
#   Omnicom Group, Inc.                                       600    35,862
#*  Orbitz Worldwide, Inc.                                  1,300     7,774
#*  Orchard Supply Hardware Stores Corp. Class A               28        55
*   Orient-Express Hotels, Ltd. Class A                     1,713    17,301
    Outdoor Channel Holdings, Inc.                          1,000     8,750
#*  Overstock.com, Inc.                                       300     6,240
    Oxford Industries, Inc.                                   400    23,652
#*  Panera Bread Co. Class A                                  100    17,723
*   Papa John's International, Inc.                           500    31,500
    Penske Automotive Group, Inc.                           2,600    80,392
*   Pep Boys-Manny Moe & Jack (The)                         1,200    13,920
#   PetSmart, Inc.                                            500    34,120
    Pier 1 Imports, Inc.                                      500    11,605
#   Polaris Industries, Inc.                                  402    34,648
    Pool Corp.                                                553    27,108
*   Premier Exhibitions, Inc.                                 300       819
*   priceline.com, Inc.                                       100    69,599
*   PulteGroup, Inc.                                        6,260   131,397
    PVH Corp.                                               1,016   117,257
#*  Quiksilver, Inc.                                        4,300    28,939
#   RadioShack Corp.                                        3,000     9,510
    Ralph Lauren Corp.                                        100    18,158
#*  Red Lion Hotels Corp.                                     600     3,918
*   Red Robin Gourmet Burgers, Inc.                           400    19,348
#   Regal Entertainment Group Class A                         600    10,764
#   Regis Corp.                                             1,700    31,875
    Rent-A-Center, Inc.                                     1,700    59,381
*   Rentrak Corp.                                             200     4,528
*   Rocky Brands, Inc.                                        200     2,960
    Ross Stores, Inc.                                       1,000    66,070
    Royal Caribbean Cruises, Ltd.                           2,514    91,836

                                     1507

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Ruby Tuesday, Inc.                                      1,500  $ 14,460
#*  rue21, Inc.                                               466    14,865
*   Ruth's Hospitality Group, Inc.                            695     6,887
    Ryland Group, Inc. (The)                                1,048    47,223
    Saga Communications, Inc. Class A                         133     6,123
#*  Saks, Inc.                                              4,100    47,355
    Salem Communications Corp. Class A                        400     3,672
#*  Sally Beauty Holdings, Inc.                               900    27,054
#   Scripps Networks Interactive, Inc. Class A                400    26,632
    Sears Canada, Inc.                                        385     3,607
#*  Sears Holdings Corp.                                      900    46,206
#*  Select Comfort Corp.                                      580    12,308
    Service Corp. International/US                          6,100   102,968
    Shiloh Industries, Inc.                                   600     5,910
*   Shutterfly, Inc.                                          873    38,875
#   Signet Jewelers, Ltd.                                   1,507   103,576
    Sinclair Broadcast Group, Inc. Class A                    600    16,080
#   Six Flags Entertainment Corp.                             900    65,583
*   Skechers U.S.A., Inc. Class A                             709    14,733
*   Skyline Corp.                                             400     1,812
    Sonic Automotive, Inc. Class A                            900    19,791
*   Sonic Corp.                                             1,000    12,530
#   Sotheby's                                                 800    28,384
    Spartan Motors, Inc.                                    1,100     5,852
    Speedway Motorsports, Inc.                              1,314    23,691
    Stage Stores, Inc.                                        900    24,921
#   Standard Motor Products, Inc.                             448    13,727
#*  Standard Pacific Corp.                                  3,900    35,295
#   Staples, Inc.                                           4,555    60,308
    Starbucks Corp.                                           900    54,756
    Starwood Hotels & Resorts Worldwide, Inc.                 500    32,260
*   Starz - Liberty Capital                                 1,690    39,512
    Stein Mart, Inc.                                        1,300    10,283
*   Steven Madden, Ltd.                                       682    33,166
#   Stewart Enterprises, Inc. Class A                       2,000    17,820
    Strattec Security Corp.                                    40     1,459
#   Sturm Ruger & Co., Inc.                                   300    15,381
    Superior Industries International, Inc.                   800    14,688
    Superior Uniform Group, Inc.                              200     2,324
    Systemax, Inc.                                            988     9,050
*   Tandy Brands Accessories, Inc.                            100        51
#*  Tandy Leather Factory, Inc.                               300     2,130
#   Target Corp.                                            2,600   183,456
#*  Tempur-Pedic International, Inc.                          600    29,100
*   Tenneco, Inc.                                           1,000    38,670
#*  Tesla Motors, Inc.                                        300    16,197
    Texas Roadhouse, Inc.                                   1,500    35,250
#   Thor Industries, Inc.                                   1,040    38,574
#   Tiffany & Co.                                             400    29,472
    Time Warner Cable, Inc.                                 2,380   223,458
    Time Warner, Inc.                                       8,366   500,119
    TJX Cos., Inc.                                            885    43,161

                                     1508

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
#*  Toll Brothers, Inc.                                      2,600 $    89,206
    Town Sports International Holdings, Inc.                   288       2,900
#   Tractor Supply Co.                                         400      42,868
    True Religion Apparel, Inc.                                878      23,759
*   TRW Automotive Holdings Corp.                              770      46,254
*   Tuesday Morning Corp.                                      600       4,866
#   Tupperware Brands Corp.                                    400      32,120
#*  Ulta Salon Cosmetics & Fragrance, Inc.                     200      17,530
#*  Under Armour, Inc. Class A                                 200      11,416
*   Unifi, Inc.                                                666      12,987
*   Universal Electronics, Inc.                                300       6,894
*   Urban Outfitters, Inc.                                     400      16,576
    Vail Resorts, Inc.                                       1,000      60,300
#   Valassis Communications, Inc.                              900      23,067
    Value Line, Inc.                                           106         992
#   VF Corp.                                                   200      35,644
    Viacom, Inc. Class B                                     1,000      63,990
    Virgin Media, Inc.                                         500      24,390
*   Visteon Corp.                                              910      53,499
*   VOXX International Corp.                                   850       8,101
#   Walt Disney Co. (The)                                   10,647     669,057
#   Washington Post Co. (The) Class B                          167      74,038
#   Wendy's Co. (The)                                        9,318      53,019
*   West Marine, Inc.                                          500       5,915
    Whirlpool Corp.                                          1,100     125,708
#   Williams-Sonoma, Inc.                                      850      45,628
    Winmark Corp.                                               30       1,856
*   Winnebago Industries, Inc.                                 478       8,757
#   Wolverine World Wide, Inc.                                 564      26,942
    Wyndham Worldwide Corp.                                  2,200     132,176
#   Yum! Brands, Inc.                                          600      40,872
*   Zale Corp.                                                 600       2,664
*   Zumiez, Inc.                                               696      20,163
                                                                   -----------
Total Consumer Discretionary                                        13,050,974
                                                                   -----------
Consumer Staples -- (4.9%)
#   Alico, Inc.                                                200       8,362
    Andersons, Inc. (The)                                      500      27,260
    Archer-Daniels-Midland Co.                               5,000     169,700
    Avon Products, Inc.                                        400       9,264
    B&G Foods, Inc.                                          1,000      30,860
*   Boulder Brands, Inc.                                     1,229      11,073
    Bunge, Ltd.                                              1,475     106,510
#   Cal-Maine Foods, Inc.                                      600      25,608
    Calavo Growers, Inc.                                       300       8,508
#   Campbell Soup Co.                                          800      37,128
#   Casey's General Stores, Inc.                               807      46,733
#*  Chiquita Brands International, Inc.                        861       7,430
    Church & Dwight Co., Inc.                                  800      51,112
    Clorox Co. (The)                                           500      43,125
    Coca-Cola Bottling Co. Consolidated                        200      12,300
    Coca-Cola Co. (The)                                      5,400     228,582

                                     1509

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Staples -- (Continued)
#   Coca-Cola Enterprises, Inc.                              2,497 $ 91,465
    Colgate-Palmolive Co.                                      700   83,587
    ConAgra Foods, Inc.                                      3,453  122,133
    Costco Wholesale Corp.                                   1,200  130,116
*   Darling International, Inc.                              2,800   51,828
#*  Dean Foods Co.                                           1,280   24,499
#*  Dole Food Co., Inc.                                      1,870   20,121
#   Dr Pepper Snapple Group, Inc.                              884   43,166
*   Elizabeth Arden, Inc.                                    1,000   40,950
    Energizer Holdings, Inc.                                   633   61,142
#   Estee Lauder Cos., Inc. (The) Class A                      400   27,740
*   Farmer Bros Co.                                            500    7,575
    Flowers Foods, Inc.                                      2,200   72,468
    Fresh Del Monte Produce, Inc.                              837   21,268
    General Mills, Inc.                                      1,144   57,681
#*  Green Mountain Coffee Roasters, Inc.                       500   28,700
    Griffin Land & Nurseries, Inc.                              93    2,776
#*  Hain Celestial Group, Inc. (The)                         1,300   84,825
    Harris Teeter Supermarkets, Inc.                           900   37,611
#   Hershey Co. (The)                                          300   26,748
    Hillshire Brands Co.                                       220    7,900
#   Hormel Foods Corp.                                         900   37,143
#   Ingles Markets, Inc. Class A                               300    6,396
    Ingredion, Inc.                                            818   58,904
    Inter Parfums, Inc.                                        750   21,728
    J&J Snack Foods Corp.                                      400   30,008
    JM Smucker Co. (The)                                     1,420  146,587
    John B Sanfilippo & Son, Inc.                              200    4,196
    Kellogg Co.                                                300   19,512
#   Kimberly-Clark Corp.                                       700   72,233
    Kraft Foods Group, Inc.                                  1,965  101,178
#   Kroger Co. (The)                                           700   24,066
    Lancaster Colony Corp.                                     500   39,465
#   Lifeway Foods, Inc.                                        200    2,536
    McCormick & Co., Inc.                                      500   35,970
#*  Medifast, Inc.                                             300    7,860
    Mondelez International, Inc. Class A                    15,103  474,989
#*  Monster Beverage Corp.                                     400   22,560
*   Omega Protein Corp.                                        700    6,517
    Orchids Paper Products Co.                                  98    2,254
*   Overhill Farms, Inc.                                       400    1,600
    PepsiCo, Inc.                                            2,979  245,678
*   Pilgrim's Pride Corp.                                    3,873   37,917
*   Post Holdings, Inc.                                        760   33,280
#   Pricesmart, Inc.                                           300   26,769
    Procter & Gamble Co. (The)                               9,400  721,638
*   Revlon, Inc. Class A                                       505    9,772
    Rocky Mountain Chocolate Factory, Inc.                     200    2,444
#   Safeway, Inc.                                            1,200   27,024
    Sanderson Farms, Inc.                                      600   36,756
*   Smithfield Foods, Inc.                                   2,100   53,760
    Snyders-Lance, Inc.                                        800   20,144

                                     1510

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Staples -- (Continued)
    Spartan Stores, Inc.                                       700 $   11,746
    Spectrum Brands Holdings, Inc.                           1,343     75,208
#*  Susser Holdings Corp.                                      800     42,536
#   Sysco Corp.                                              1,100     38,346
#   Tootsie Roll Industries, Inc.                            1,001     31,261
*   TreeHouse Foods, Inc.                                      642     40,902
    Tyson Foods, Inc. Class A                                2,989     73,619
*   United Natural Foods, Inc.                                 900     44,946
    Wal-Mart Stores, Inc.                                    5,600    435,232
    WD-40 Co.                                                  200     10,786
    Weis Markets, Inc.                                         788     32,962
#   Whole Foods Market, Inc.                                   400     35,328
                                                                   ----------
Total Consumer Staples                                              5,071,610
                                                                   ----------
Energy -- (10.8%)
    Adams Resources & Energy, Inc.                              49      2,435
    Alon USA Energy, Inc.                                    1,630     27,058
*   Alpha Natural Resources, Inc.                            4,329     32,121
    Anadarko Petroleum Corp.                                 3,500    296,660
    Apache Corp.                                             2,351    173,692
#*  Approach Resources, Inc.                                   597     14,161
#   Arch Coal, Inc.                                          3,052     14,802
#*  Atwood Oceanics, Inc.                                    1,150     56,408
    Baker Hughes, Inc.                                       2,161     98,088
*   Basic Energy Services, Inc.                                800     10,984
    Berry Petroleum Co. Class A                              1,000     47,910
#*  Bill Barrett Corp.                                       1,012     20,098
*   Bonanza Creek Energy, Inc.                                 301     10,339
    Bristow Group, Inc.                                      1,060     66,992
#*  C&J Energy Services, Inc.                                1,602     31,704
    Cabot Oil & Gas Corp.                                    2,800    190,540
*   Cameron International Corp.                                716     44,070
#   CARBO Ceramics, Inc.                                       428     30,238
*   Carrizo Oil & Gas, Inc.                                    700     16,954
#   Chesapeake Energy Corp.                                  5,992    117,084
    Chevron Corp.                                           17,800  2,171,778
    Cimarex Energy Co.                                       1,000     73,180
*   Clayton Williams Energy, Inc.                              400     15,440
#*  Clean Energy Fuels Corp.                                 1,421     18,743
*   Cloud Peak Energy, Inc.                                    906     17,703
*   Cobalt International Energy, Inc.                          659     18,412
*   Comstock Resources, Inc.                                   900     14,094
#*  Concho Resources, Inc.                                     828     71,316
    ConocoPhillips                                           8,900    538,005
#   CONSOL Energy, Inc.                                      1,392     46,827
#   Contango Oil & Gas Co.                                     400     15,048
    Crosstex Energy, Inc.                                    1,400     25,774
*   Dawson Geophysical Co.                                     200      6,148
    Delek US Holdings, Inc.                                    900     32,481
*   Denbury Resources, Inc.                                  2,808     50,235
    Devon Energy Corp.                                       2,709    149,158
    Diamond Offshore Drilling, Inc.                            800     55,280

                                     1511

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
#*  Double Eagle Petroleum Co.                                 200 $      994
*   Dresser-Rand Group, Inc.                                   400     22,244
*   Dril-Quip, Inc.                                            500     41,855
#*  Endeavour International Corp.                              824      2,258
    Energen Corp.                                              300     14,226
#   Energy XXI Bermuda, Ltd.                                   664     15,099
    EOG Resources, Inc.                                      1,771    214,574
*   EPL Oil & Gas, Inc.                                        859     28,064
    EQT Corp.                                                  400     30,048
*   Era Group, Inc.                                            500     11,425
*   Exterran Holdings, Inc.                                  1,611     42,563
    Exxon Mobil Corp.                                       18,260  1,624,957
#*  FMC Technologies, Inc.                                     900     48,870
#*  FX Energy, Inc.                                            300      1,152
*   Geospace Technologies Corp.                                400     33,748
#*  Global Geophysical Services, Inc.                          789      2,872
*   Green Plains Renewable Energy, Inc.                        700      8,757
#   Gulfmark Offshore, Inc. Class A                            900     37,458
*   Gulfport Energy Corp.                                    1,061     55,374
    Halliburton Co.                                          1,600     68,432
#*  Heckmann Corp.                                           2,426      8,952
*   Helix Energy Solutions Group, Inc.                       1,500     34,560
    Helmerich & Payne, Inc.                                  1,200     70,344
*   Hercules Offshore, Inc.                                  3,605     26,569
    Hess Corp.                                               2,280    164,570
*   HKN, Inc.                                                   17      1,515
    HollyFrontier Corp.                                      1,937     95,785
*   Hornbeck Offshore Services, Inc.                           922     41,416
#*  ION Geophysical Corp.                                    2,100     13,104
*   Key Energy Services, Inc.                                1,500      8,910
#   Kinder Morgan, Inc.                                      1,523     59,549
#   Lufkin Industries, Inc.                                    500     44,145
    Marathon Oil Corp.                                       5,200    169,884
    Marathon Petroleum Corp.                                 2,400    188,064
*   Matrix Service Co.                                         500      7,515
#*  McMoRan Exploration Co.                                  2,153     35,632
    Murphy Oil Corp.                                         2,267    140,758
    Nabors Industries, Ltd.                                  2,343     34,653
    National Oilwell Varco, Inc.                             3,000    195,660
*   Natural Gas Services Group, Inc.                           200      4,038
#*  Newfield Exploration Co.                                 1,580     34,428
#*  Newpark Resources, Inc.                                  1,700     17,850
    Noble Corp.                                              1,866     69,975
    Noble Energy, Inc.                                         900    101,961
#*  Oasis Petroleum, Inc.                                      400     13,692
    Occidental Petroleum Corp.                               2,800    249,928
    Oceaneering International, Inc.                            600     42,102
#*  Oil States International, Inc.                             781     69,790
*   Overseas Shipholding Group, Inc.                           200        664
*   Parker Drilling Co.                                      3,152     12,986
    Patterson-UTI Energy, Inc.                               2,320     48,929
*   PDC Energy, Inc.                                           600     25,980

                                     1512

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Energy -- (Continued)
    Peabody Energy Corp.                                      500  $    10,030
*   PHI, Inc.                                                 400       11,108
    Phillips 66                                             4,450      271,227
*   Pioneer Energy Services Corp.                           1,900       13,395
    Pioneer Natural Resources Co.                           1,100      134,453
*   Plains Exploration & Production Co.                     2,100       94,920
    QEP Resources, Inc.                                     2,300       66,033
    Range Resources Corp.                                     600       44,112
    Rentech, Inc.                                           1,935        4,005
*   Rex Energy Corp.                                        1,300       20,891
*   Rosetta Resources, Inc.                                   700       30,037
*   Rowan Cos. P.L.C. Class A                               2,000       65,060
#   RPC, Inc.                                               1,200       15,888
#*  SandRidge Energy, Inc.                                  5,159       26,517
    Schlumberger, Ltd.                                      2,272      169,105
    SEACOR Holdings, Inc.                                     500       36,055
*   SemGroup Corp. Class A                                    751       38,939
    Ship Finance International, Ltd.                        1,848       30,455
    SM Energy Co.                                           1,072       65,392
*   Southwestern Energy Co.                                   600       22,452
#   Spectra Energy Corp.                                    1,345       42,408
*   Steel Excel, Inc.                                         350        9,520
*   Stone Energy Corp.                                      1,000       19,730
*   Superior Energy Services, Inc.                          2,641       72,865
#*  Swift Energy Co.                                          991       12,824
*   Synergy Resources Corp.                                   800        5,400
    Targa Resources Corp.                                     300       19,728
    Teekay Corp.                                            1,700       60,520
*   Tesco Corp.                                               818        9,980
#   Tesoro Corp.                                            2,703      144,340
*   TETRA Technologies, Inc.                                1,700       15,521
    TGC Industries, Inc.                                      636        5,644
#   Tidewater, Inc.                                         1,500       78,675
*   Transocean, Ltd.                                        1,100       56,617
*   Triangle Petroleum Corp.                                  400        2,196
*   Unit Corp.                                              1,100       46,233
*   USEC, Inc.                                              2,500          800
#*  Vaalco Energy, Inc.                                     1,200        8,064
    Valero Energy Corp.                                     5,000      201,600
#   W&T Offshore, Inc.                                      1,613       18,840
#*  Weatherford International, Ltd.                         3,858       49,344
#   Western Refining, Inc.                                  1,947       60,182
*   Westmoreland Coal Co.                                     200        2,414
*   Whiting Petroleum Corp.                                 1,400       62,300
*   Willbros Group, Inc.                                      427        4,057
    Williams Cos., Inc. (The)                               1,324       50,484
#   World Fuel Services Corp.                               1,600       64,880
                                                                   -----------
Total Energy                                                        11,256,078
                                                                   -----------
Financials -- (18.7%)
    1st Source Corp.                                          700       16,471
    1st United Bancorp Inc/Boca Raton                         500        3,315

                                     1513

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    ACE, Ltd.                                                1,737 $154,836
#*  Affiliated Managers Group, Inc.                            300   46,704
*   Alexander & Baldwin, Inc.                                1,017   34,639
*   Alleghany Corp.                                            216   85,048
    Allied World Assurance Co. Holdings AG                     714   64,838
    Allstate Corp. (The)                                     3,700  182,262
    Alterra Capital Holdings, Ltd.                           1,880   61,194
#*  Altisource Asset Management Corp.                           21    4,200
*   Altisource Portfolio Solutions SA                          218   17,994
#*  Altisource Residential Corp.                                72    1,368
*   American Capital, Ltd.                                   6,228   94,230
    American Equity Investment Life Holding Co.              1,496   22,799
    American Express Co.                                     2,100  143,661
    American Financial Group, Inc.                           2,700  130,329
*   American International Group, Inc.                       5,138  212,816
    American National Insurance Co.                            200   18,806
*   American Safety Insurance Holdings, Ltd.                   200    4,816
    Ameriprise Financial, Inc.                               2,050  152,786
*   Ameris Bancorp                                             730   10,125
    AMERISAFE, Inc.                                            500   16,330
*   AmeriServ Financial, Inc.                                  560    1,702
#   Amtrust Financial Services, Inc.                         1,540   48,756
#   Aon P.L.C.                                                 900   54,315
#*  Arch Capital Group, Ltd.                                 1,532   81,288
#   Argo Group International Holdings, Ltd.                    800   33,160
#   Arrow Financial Corp.                                      132    3,193
    Arthur J Gallagher & Co.                                   500   21,225
#   Aspen Insurance Holdings, Ltd.                           1,450   55,375
*   Asset Acceptance Capital Corp.                           1,000    6,470
#   Associated Banc-Corp                                     2,772   39,556
    Assured Guaranty, Ltd.                                   2,829   58,362
    Asta Funding, Inc.                                         300    2,817
    Astoria Financial Corp.                                  2,600   24,934
    Axis Capital Holdings, Ltd.                              1,300   58,019
    Bancfirst Corp.                                            497   20,794
*   Bancorp, Inc.                                              400    5,200
    BancorpSouth, Inc.                                       2,400   38,400
    Bank Mutual Corp.                                        1,000    5,180
    Bank of America Corp.                                   60,275  741,985
#   Bank of Hawaii Corp.                                       900   42,921
    Bank of Kentucky Financial Corp.                           108    2,832
#   Bank of New York Mellon Corp. (The)                      4,100  115,702
#   Bank of the Ozarks, Inc.                                   800   32,744
#   BankUnited, Inc.                                           861   21,826
    Banner Corp.                                               471   15,388
    BB&T Corp.                                               5,900  181,543
#   BBCN Bancorp, Inc.                                       1,500   19,320
*   Beneficial Mutual Bancorp, Inc.                          1,200   10,260
*   Berkshire Hathaway, Inc. Class B                         2,400  255,168
    Berkshire Hills Bancorp, Inc.                              852   22,033
#   BlackRock, Inc.                                            600  159,900
#*  BofI Holding, Inc.                                         218    8,890

                                     1514

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#   BOK Financial Corp.                                        631 $ 39,431
#   Boston Private Financial Holdings, Inc.                  1,500   14,460
*   Bridge Capital Holdings                                    114    1,662
    Brookline Bancorp, Inc.                                  1,601   13,448
    Brown & Brown, Inc.                                      2,525   78,250
    Bryn Mawr Bank Corp.                                       100    2,323
    California First National Bancorp                            3       48
*   Capital Bank Financial Corp. Class A                        36      643
    Capital One Financial Corp.                              3,500  202,230
    CapitalSource, Inc.                                      6,300   56,385
    Capitol Federal Financial, Inc.                          3,561   42,162
    Cardinal Financial Corp.                                   700   10,675
#   Cash America International, Inc.                         1,000   43,630
    Cathay General Bancorp                                   2,147   42,317
    CBOE Holdings, Inc.                                        300   11,259
#*  CBRE Group, Inc. Class A                                   400    9,688
    Centerstate Banks, Inc.                                    371    3,087
*   Central Pacific Financial Corp.                          1,228   20,680
    Charles Schwab Corp. (The)                               1,320   22,387
    Chemical Financial Corp.                                   800   19,840
    Chicopee Bancorp, Inc.                                      89    1,536
    Chubb Corp. (The)                                        2,912  256,460
#   Cincinnati Financial Corp.                               2,860  139,883
*   CIT Group, Inc.                                          2,871  122,046
    Citigroup, Inc.                                         16,934  790,140
    Citizens Community Bancorp, Inc.                           300    2,139
*   Citizens, Inc.                                           1,400    9,156
    City Holding Co.                                           400   15,272
#   City National Corp.                                      1,300   74,399
    Clifton Savings Bancorp, Inc.                              219    2,630
#   CME Group, Inc.                                          2,000  121,720
    CNA Financial Corp.                                        721   24,305
#   CNB Financial Corp.                                         70    1,133
    CNO Financial Group, Inc.                                5,921   67,026
    Columbia Banking System, Inc.                              746   16,017
#   Comerica, Inc.                                           3,207  116,254
#   Commerce Bancshares, Inc.                                1,693   67,906
#   Community Bank System, Inc.                                700   20,048
#   Community Trust Bancorp, Inc.                              500   17,310
*   Cowen Group, Inc. Class A                                  400    1,024
    Crawford & Co. Class A                                     200    1,056
    Crawford & Co. Class B                                     200    1,518
*   Credit Acceptance Corp.                                    162   16,253
#   Cullen/Frost Bankers, Inc.                               1,320   79,741
    CVB Financial Corp.                                      3,160   34,349
#*  DFC Global Corp.                                         1,049   14,161
    Dime Community Bancshares, Inc.                            700    9,989
    Discover Financial Services                              2,800  122,472
    Donegal Group, Inc. Class A                                700   10,248
*   E*TRADE Financial Corp.                                  4,367   44,936
    East West Bancorp, Inc.                                  3,323   80,849
#   Eaton Vance Corp.                                          600   23,928

                                     1515

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    EMC Insurance Group, Inc.                                 235  $  6,634
*   Encore Capital Group, Inc.                                500    14,245
#   Endurance Specialty Holdings, Ltd.                      1,100    53,867
*   Enstar Group, Ltd.                                        200    25,418
#   Enterprise Bancorp, Inc.                                   41       661
    Erie Indemnity Co. Class A                                500    39,785
#   ESB Financial Corp.                                       572     8,008
    Evercore Partners, Inc. Class A                           500    18,875
    Everest Re Group, Ltd.                                    800   107,992
*   Ezcorp, Inc. Class A                                      700    11,830
#   FBL Financial Group, Inc. Class A                         800    31,448
    Federal Agricultural Mortgage Corp. Class C               200     6,356
#   Federated Investors, Inc. Class B                       1,900    43,624
    Federated National Holding Co.                            200     1,444
    Fidelity National Financial, Inc. Class A               5,200   139,620
#   Fifth Third Bancorp                                     2,304    39,237
*   First Acceptance Corp.                                  1,000     1,230
    First American Financial Corp.                          2,633    70,485
#*  First BanCorp                                             200     1,182
    First Bancorp                                             600     7,806
    First Bancorp, Inc.                                       147     2,512
*   First California Financial Group, Inc.                    350     2,824
*   First Cash Financial Services, Inc.                       644    33,147
    First Citizens BancShares, Inc. Class A                   250    46,605
    First Commonwealth Financial Corp.                      2,703    19,326
    First Financial Bancorp                                 1,800    27,666
    First Financial Bankshares, Inc.                          802    39,627
    First Financial Corp.                                     300     9,267
    First Financial Holdings, Inc.                            400     8,016
*   First Financial Northwest, Inc.                           100       810
#   First Horizon National Corp.                            6,126    63,710
    First Midwest Bancorp, Inc.                             1,160    14,558
#   First Niagara Financial Group, Inc.                     4,158    39,543
*   First South Bancorp, Inc.                                 400     2,632
*   Firstcity Financial Corp.                                 400     3,948
    FirstMerit Corp.                                        1,386    23,742
#*  Flagstar Bancorp, Inc.                                     31       385
    Flushing Financial Corp.                                  700    10,626
    FNB Corp.                                               3,468    39,501
#*  Forest City Enterprises, Inc. Class A                   1,874    34,988
*   Forest City Enterprises, Inc. Class B                     409     7,622
*   Forestar Group, Inc.                                      900    19,386
#   Franklin Resources, Inc.                                  400    61,864
    Fulton Financial Corp.                                  4,893    54,117
*   Genworth Financial, Inc. Class A                        4,299    43,119
    Geo Group, Inc. (The)                                   1,877    70,294
    German American Bancorp, Inc.                             482    10,276
    GFI Group, Inc.                                         3,664    14,693
    Glacier Bancorp, Inc.                                   1,900    35,055
*   Global Indemnity P.L.C.                                   550    12,259
    Goldman Sachs Group, Inc. (The)                         3,440   502,481
    Great Southern Bancorp, Inc.                              500    13,185

                                     1516

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
*   Green Dot Corp. Class A                                    100 $    1,571
#   Greenhill & Co., Inc.                                      170      7,852
#*  Greenlight Capital Re, Ltd. Class A                        700     17,227
#   Hancock Holding Co.                                      1,936     52,795
*   Hanmi Financial Corp.                                      469      7,237
    Hanover Insurance Group, Inc. (The)                      1,300     65,559
    Hartford Financial Services Group, Inc.                  4,918    138,147
#   HCC Insurance Holdings, Inc.                             2,600    110,760
    Heartland Financial USA, Inc.                              493     12,527
    Heritage Financial Group, Inc.                             114      1,686
    HF Financial Corp.                                          99      1,337
    HFF, Inc. Class A                                          650     13,617
*   Hilltop Holdings, Inc.                                   1,200     16,068
*   Home Bancorp, Inc.                                         200      3,620
#   Home BancShares, Inc.                                      600     23,832
    Horace Mann Educators Corp.                              1,200     27,060
    Hudson City Bancorp, Inc.                                7,639     63,480
#   Hudson Valley Holding Corp.                                110      1,692
    Huntington Bancshares, Inc.                              7,333     52,578
    Iberiabank Corp.                                           700     31,934
*   ICG Group, Inc.                                            900     10,683
    Independent Bank Corp.                                     618     19,183
    Interactive Brokers Group, Inc. Class A                    900     13,554
#*  IntercontinentalExchange, Inc.                             350     57,025
    International Bancshares Corp.                           1,757     34,086
*   Intervest Bancshares Corp. Class A                         200      1,176
    Invesco, Ltd.                                            5,426    172,221
*   Investment Technology Group, Inc.                        1,300     14,157
    Investors Bancorp, Inc.                                  2,632     52,114
    Janus Capital Group, Inc.                                3,400     30,328
    Jones Lang LaSalle, Inc.                                   900     89,118
    JPMorgan Chase & Co.                                    28,409  1,392,325
    Kearny Financial Corp.                                   1,400     13,790
#   Kemper Corp.                                             1,700     54,162
    Kennedy-Wilson Holdings, Inc.                              930     15,466
#   KeyCorp                                                  7,611     75,882
*   Knight Capital Group, Inc. Class A                       2,158      7,639
    Lakeland Financial Corp.                                   508     13,614
#   Legg Mason, Inc.                                         2,652     84,493
    Leucadia National Corp.                                  3,971    122,664
#   Lincoln National Corp.                                   3,105    105,601
    LNB Bancorp, Inc.                                          200      1,690
    Loews Corp.                                              2,300    102,741
    M&T Bank Corp.                                           1,488    149,098
    Maiden Holdings, Ltd.                                    1,300     13,429
    MainSource Financial Group, Inc.                           700      8,869
#*  Markel Corp.                                               200    107,250
    MarketAxess Holdings, Inc.                                 696     29,455
    Marsh & McLennan Cos., Inc.                              1,000     38,010
*   Maui Land & Pineapple Co., Inc.                            240      1,015
    MB Financial, Inc.                                       1,304     32,287
*   MBIA, Inc.                                               3,887     36,771

                                     1517

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    MCG Capital Corp.                                       2,300  $ 11,822
#   McGraw-Hill Cos., Inc. (The)                              300    16,233
    Meadowbrook Insurance Group, Inc.                       1,400    10,892
    Merchants Bancshares, Inc.                                114     3,459
    Mercury General Corp.                                   1,600    73,136
    MetLife, Inc.                                           6,648   259,206
*   Metro Bancorp, Inc.                                        84     1,491
*   MGIC Investment Corp.                                   5,400    29,160
#   MidSouth Bancorp, Inc.                                     72     1,131
    Montpelier Re Holdings, Ltd.                            1,781    45,879
    Moody's Corp.                                             600    36,510
    Morgan Stanley                                          4,500    99,675
*   MSCI, Inc.                                                400    13,640
    NASDAQ OMX Group, Inc. (The)                            2,199    64,827
*   National Financial Partners Corp.                       1,000    25,340
#   National Interstate Corp.                                 500    14,525
    National Penn Bancshares, Inc.                          3,425    33,531
    National Western Life Insurance Co. Class A                11     2,009
*   Navigators Group, Inc. (The)                              400    23,152
    NBT Bancorp, Inc.                                       1,078    21,829
    Nelnet, Inc. Class A                                    1,000    34,000
*   Netspend Holdings, Inc.                                   763    12,177
#   New York Community Bancorp, Inc.                        4,000    54,200
*   NewStar Financial, Inc.                                   868    10,373
    Northeast Community Bancorp, Inc.                         500     2,985
#   Northern Trust Corp.                                    2,000   107,840
    Northwest Bancshares, Inc.                              2,350    28,787
#   NYSE Euronext                                           2,482    96,326
    Ocean Shore Holding Co.                                   183     2,738
    OceanFirst Financial Corp.                                600     8,526
*   Ocwen Financial Corp.                                   3,500   128,030
    OFG Bancorp                                             1,300    20,891
    Old National Bancorp                                    2,280    27,770
    Old Republic International Corp.                        3,800    51,300
#   OneBeacon Insurance Group, Ltd. Class A                   140     1,903
    Oppenheimer Holdings, Inc. Class A                        400     7,400
    Oritani Financial Corp.                                 1,400    21,658
    Pacific Continental Corp.                                 357     3,991
*   Pacific Mercantile Bancorp                                400     2,400
    PacWest Bancorp                                           900    24,957
#   Park National Corp.                                       540    36,925
    PartnerRe, Ltd.                                           970    91,510
#   Peapack Gladstone Financial Corp.                         184     2,683
    Penns Woods Bancorp, Inc.                                  71     2,905
#   People's United Financial, Inc.                         3,487    45,889
*   PHH Corp.                                               1,109    23,378
*   PICO Holdings, Inc.                                       700    15,190
*   Pinnacle Financial Partners, Inc.                         630    15,290
    Platinum Underwriters Holdings, Ltd.                      933    52,948
    PNC Financial Services Group, Inc. (The)                4,300   291,884
*   Popular, Inc.                                           1,838    52,365
*   Portfolio Recovery Associates, Inc.                       500    61,375

                                     1518

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             SHARES  VALUE+
                                                             ------ --------
Financials -- (Continued)
     Primerica, Inc.                                          1,519 $ 51,585
     Principal Financial Group, Inc.                          3,098  111,838
     PrivateBancorp, Inc.                                     1,429   27,408
     ProAssurance Corp.                                       1,800   88,182
     Progressive Corp. (The)                                    900   22,761
#    Prosperity Bancshares, Inc.                              1,262   57,976
     Protective Life Corp.                                    2,200   83,732
     Provident Financial Services, Inc.                       1,800   27,594
     Prudential Financial, Inc.                               3,600  217,512
#    Pulaski Financial Corp.                                    143    1,509
     QC Holdings, Inc.                                          500    1,520
     Radian Group, Inc.                                       1,100   13,145
     Raymond James Financial, Inc.                            1,929   79,899
     Regions Financial Corp.                                 15,691  133,217
#    Reinsurance Group of America, Inc.                       1,271   79,501
#    RenaissanceRe Holdings, Ltd.                               779   73,140
     Renasant Corp.                                             700   15,974
     Resource America, Inc. Class A                             500    4,610
*    Riverview Bancorp, Inc.                                    500    1,225
#    RLI Corp.                                                  660   47,421
#    Rockville Financial, Inc.                                  910   11,830
     Roma Financial Corp.                                       347    5,906
     Ryman Hospitality Properties                             1,471   65,401
#    S&T Bancorp, Inc.                                          700   13,209
     Safety Insurance Group, Inc.                               500   24,835
     Sandy Spring Bancorp, Inc.                                 600   12,288
     SCBT Financial Corp.                                       300   14,331
     SEI Investments Co.                                      1,554   44,538
     Selective Insurance Group, Inc.                          1,010   23,664
#*   Signature Bank                                             442   31,652
     Simmons First National Corp. Class A                       600   14,712
     SLM Corp.                                                2,344   48,404
(o)  Southern Community Financial                               401       88
#    Southside Bancshares, Inc.                                 539   11,516
#*   St Joe Co. (The)                                           800   15,656
#    StanCorp Financial Group, Inc.                           1,300   56,134
     State Auto Financial Corp.                               1,300   22,594
     State Street Corp.                                       2,594  151,671
     StellarOne Corp.                                           600    8,994
     Stewart Information Services Corp.                         400   10,828
*    Stifel Financial Corp.                                   1,502   48,394
#*   Suffolk Bancorp                                            200    3,128
#*   Sun Bancorp, Inc.                                          722    2,325
     SunTrust Banks, Inc.                                     5,080  148,590
     Susquehanna Bancshares, Inc.                             3,894   45,443
#*   SVB Financial Group                                        900   63,999
*    SWS Group, Inc.                                            600    3,414
     Symetra Financial Corp.                                  1,723   23,484
     Synovus Financial Corp.                                 15,496   41,684
#    T Rowe Price Group, Inc.                                   400   29,000
#    TCF Financial Corp.                                      2,700   39,285
#    TD Ameritrade Holding Corp.                              1,900   37,829

                                     1519

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
*   Tejon Ranch Co.                                            451 $    13,160
*   Texas Capital Bancshares, Inc.                             900      37,494
*   TFS Financial Corp.                                      2,603      28,295
    Thomas Properties Group, Inc.                              500       2,545
    Tompkins Financial Corp.                                   305      12,749
    Torchmark Corp.                                          1,000      62,070
#   Tower Group International, Ltd.                          1,359      25,712
#   TowneBank                                                  721      10,318
    Travelers Cos., Inc. (The)                               3,008     256,913
    Tree.com, Inc.                                             500      10,235
    TrustCo Bank Corp.                                       2,597      13,920
    Trustmark Corp.                                          1,700      41,735
    U.S. Bancorp                                             8,600     286,208
    UMB Financial Corp.                                      1,200      60,408
    Umpqua Holdings Corp.                                    3,092      37,104
    Union Bankshares Inc/Morrisville                            64       1,363
    Union First Market Bankshares Corp.                        545      10,306
#   United Bankshares, Inc.                                  1,400      35,434
*   United Community Banks, Inc.                               223       2,442
    United Financial Bancorp, Inc.                             711      10,530
    United Fire Group, Inc.                                    700      19,572
    Universal Insurance Holdings, Inc.                         100         598
    Univest Corp. of Pennsylvania                              600      10,518
    Unum Group                                               2,772      77,311
    Validus Holdings, Ltd.                                   2,319      89,537
#   Valley National Bancorp                                  3,926      35,295
    ViewPoint Financial Group, Inc.                            571      10,632
*   Virginia Commerce Bancorp, Inc.                            565       7,594
    Waddell & Reed Financial, Inc. Class A                     600      25,722
*   Walker & Dunlop, Inc.                                      600      10,686
    Washington Federal, Inc.                                 3,000      51,510
    Washington Trust Bancorp, Inc.                             517      13,830
#*  Waterstone Financial, Inc.                               1,000       7,990
    Webster Financial Corp.                                  1,903      44,473
    Wells Fargo & Co.                                       31,743   1,205,599
    WesBanco, Inc.                                             680      17,020
#   Westamerica BanCorp.                                       530      22,997
*   Western Alliance Bancorp                                 1,825      26,846
    Westwood Holdings Group, Inc.                               77       3,365
#   Willis Group Holdings P.L.C.                             1,454      57,695
*   Wilshire Bancorp, Inc.                                   1,608      10,275
#   Wintrust Financial Corp.                                 1,001      35,896
#*  World Acceptance Corp.                                     300      26,658
#   WR Berkley Corp.                                         2,300      99,866
#   XL Group P.L.C.                                          4,023     125,276
    Zions BanCorp.                                           3,500      86,170
                                                                   -----------
Total Financials                                                    19,481,828
                                                                   -----------
Industrials -- (13.1%)
#   3M Co.                                                   1,200     125,652
#   AAON, Inc.                                                 640      18,182
    AAR Corp.                                                  800      14,288

                                     1520

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                             SHARES VALUE+
                                                             ------ -------
Industrials -- (Continued)
     ABM Industries, Inc.                                      800  $18,040
#*   ACCO Brands Corp.                                         759    5,123
#    Acorn Energy, Inc.                                        100      750
#    Actuant Corp. Class A                                   1,900   59,470
#    Acuity Brands, Inc.                                       400   29,184
     ADT Corp. (The)                                         1,422   62,056
*    Advisory Board Co. (The)                                  400   19,660
*    AECOM Technology Corp.                                  1,444   41,977
#*   Aegion Corp.                                              700   14,742
*    Aerovironment, Inc.                                       700   13,552
     AGCO Corp.                                              1,100   58,575
     Alamo Group, Inc.                                         400   16,028
*    Alaska Air Group, Inc.                                  1,600   98,624
     Albany International Corp. Class A                        486   14,118
     Allegiant Travel Co.                                      400   35,960
     Alliant Techsystems, Inc.                                 848   63,057
(o)  Allied Defense Group, Inc. (The)                          300    1,575
     Altra Holdings, Inc.                                      800   21,320
     AMERCO                                                    600   96,420
     American Railcar Industries, Inc.                         600   21,426
     American Science & Engineering, Inc.                      200   12,896
*    American Woodmark Corp.                                   490   16,489
     AMETEK, Inc.                                              675   27,479
     Ampco-Pittsburgh Corp.                                    300    5,622
     AO Smith Corp.                                            850   64,115
     Apogee Enterprises, Inc.                                1,000   25,480
     Applied Industrial Technologies, Inc.                     900   38,025
*    ARC Document Solutions, Inc.                              900    2,889
     Argan, Inc.                                                79    1,398
     Arkansas Best Corp.                                       600    6,306
*    Armstrong World Industries, Inc.                          549   28,021
     Astec Industries, Inc.                                    500   16,415
*    Astronics Corp.                                           506   14,067
*    Atlas Air Worldwide Holdings, Inc.                        850   31,790
#    Avery Dennison Corp.                                    1,602   66,403
*    Avis Budget Group, Inc.                                 2,700   77,868
     AZZ, Inc.                                                 600   25,374
#*   B/E Aerospace, Inc.                                     1,100   69,014
     Babcock & Wilcox Co. (The)                              1,200   32,640
     Barnes Group, Inc.                                      1,620   44,987
     Barrett Business Services, Inc.                           300   15,882
#*   Beacon Roofing Supply, Inc.                             1,200   45,756
     Belden, Inc.                                            1,200   59,304
*    Blount International, Inc.                                500    6,945
*    BlueLinx Holdings, Inc.                                 2,778    8,084
     Boeing Co. (The)                                        1,000   91,410
     Brady Corp. Class A                                     1,100   37,268
#    Briggs & Stratton Corp.                                 1,200   26,988
     Brink's Co. (The)                                         997   26,430
*    CAI International, Inc.                                   600   15,294
     Carlisle Cos., Inc.                                     1,000   64,870
*    Casella Waste Systems, Inc. Class A                       700    3,052

                                     1521

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Caterpillar, Inc.                                       1,000  $ 84,670
    CDI Corp.                                                 700    10,969
    Ceco Environmental Corp.                                  200     2,322
    Celadon Group, Inc.                                       500     8,395
    CH Robinson Worldwide, Inc.                               300    17,817
    Chicago Bridge & Iron Co. NV                              112     6,024
#   Cintas Corp.                                            1,600    71,792
    CIRCOR International, Inc.                                500    23,665
#   CLARCOR, Inc.                                             900    46,530
#*  Clean Harbors, Inc.                                       400    22,788
    CNH Global NV                                             140     5,758
#*  Colfax Corp.                                            1,104    51,524
*   Columbus McKinnon Corp.                                   500     9,390
    Comfort Systems USA, Inc.                               1,200    15,396
#*  Commercial Vehicle Group, Inc.                            400     2,804
    Con-way, Inc.                                           1,428    48,266
*   Consolidated Graphics, Inc.                               300    10,701
*   Copart, Inc.                                              760    26,790
    Corporate Executive Board Co. (The)                       400    22,544
#   Covanta Holding Corp.                                   2,083    41,660
*   Covenant Transportation Group, Inc. Class A               100       555
*   CRA International, Inc.                                   300     5,532
#   Crane Co.                                                 900    48,447
    CSX Corp.                                               7,100   174,589
    Cubic Corp.                                               600    25,782
#   Cummins, Inc.                                             300    31,917
    Curtiss-Wright Corp.                                    1,200    39,408
    Danaher Corp.                                           2,000   121,880
#   Deere & Co.                                               600    53,580
#*  Delta Air Lines, Inc.                                   5,168    88,580
#   Deluxe Corp.                                            1,100    41,954
*   DigitalGlobe, Inc.                                      1,670    48,747
#   Donaldson Co., Inc.                                       800    29,104
#   Dover Corp.                                             1,666   114,921
#   Dun & Bradstreet Corp. (The)                              224    19,813
*   DXP Enterprises, Inc.                                     200    13,376
*   Dycom Industries, Inc.                                    700    13,524
    Eastern Co. (The)                                         142     2,376
    Eaton Corp. P.L.C.                                      1,916   117,662
    EMCOR Group, Inc.                                       1,600    59,840
    Emerson Electric Co.                                    1,500    83,265
    Encore Wire Corp.                                         700    22,925
#*  Energy Recovery, Inc.                                     992     3,631
#*  EnerNOC, Inc.                                             250     4,380
#*  EnerSys, Inc.                                           1,200    55,008
#*  Engility Holdings, Inc.                                   266     6,373
#*  EnPro Industries, Inc.                                    600    29,568
    Equifax, Inc.                                             900    55,080
    ESCO Technologies, Inc.                                   700    25,179
*   Esterline Technologies Corp.                              800    60,032
    Exelis, Inc.                                            5,124    57,235
    Expeditors International of Washington, Inc.              700    25,151

                                     1522

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
    Exponent, Inc.                                             300 $   15,810
#   Fastenal Co.                                               600     29,430
*   Federal Signal Corp.                                     1,700     13,192
    FedEx Corp.                                              2,068    194,413
#*  Flow International Corp.                                   319      1,168
#   Flowserve Corp.                                            200     31,624
#   Fluor Corp.                                                785     44,729
*   Fortune Brands Home & Security, Inc.                       270      9,825
    Forward Air Corp.                                          500     18,445
*   Franklin Covey Co.                                         700      9,856
    Franklin Electric Co., Inc.                              1,000     32,370
    FreightCar America, Inc.                                   300      6,264
*   FTI Consulting, Inc.                                     1,200     39,744
*   Fuel Tech, Inc.                                            600      2,400
    G&K Services, Inc. Class A                                 500     23,495
#   Gardner Denver, Inc.                                       100      7,509
    GATX Corp.                                               1,400     71,330
#*  GenCorp, Inc.                                            1,200     15,684
#   Generac Holdings, Inc.                                   1,093     39,271
*   General Cable Corp.                                      1,052     36,273
    General Dynamics Corp.                                   1,700    125,732
    General Electric Co.                                    64,022  1,427,050
*   Genesee & Wyoming, Inc. Class A                            800     68,160
*   Gibraltar Industries, Inc.                                 800     14,960
    Gorman-Rupp Co. (The)                                      500     14,125
*   GP Strategies Corp.                                        600     13,230
#   Graco, Inc.                                                400     24,212
#*  GrafTech International, Ltd.                             1,466     10,526
    Graham Corp.                                               250      6,075
    Granite Construction, Inc.                               1,100     30,437
    Great Lakes Dredge & Dock Corp.                          1,000      6,920
#*  Greenbrier Cos., Inc.                                      700     15,792
    Griffon Corp.                                            1,100     11,330
#   H&E Equipment Services, Inc.                               100      2,036
    Hardinge, Inc.                                             300      4,050
    Harsco Corp.                                             2,094     45,712
    Heartland Express, Inc.                                  1,500     20,355
    HEICO Corp.                                                210      9,242
    HEICO Corp. Class A                                        377     12,750
#*  Heritage-Crystal Clean, Inc.                                99      1,539
    Herman Miller, Inc.                                        900     22,581
*   Hertz Global Holdings, Inc.                              2,888     69,543
*   Hexcel Corp.                                               900     27,450
*   Hill International, Inc.                                   900      2,475
    HNI Corp.                                                  932     32,089
#   Honeywell International, Inc.                            1,400    102,956
    Houston Wire & Cable Co.                                   221      3,010
*   Hub Group, Inc. Class A                                    700     25,655
    Hubbell, Inc. Class A                                      100      8,515
    Hubbell, Inc. Class B                                      300     28,788
*   Hudson Global, Inc.                                        700      2,310
    Huntington Ingalls Industries, Inc.                        999     52,847

                                     1523

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Hurco Cos., Inc.                                          200  $  5,366
*   Huron Consulting Group, Inc.                              413    17,255
    Hyster-Yale Materials Handling, Inc.                      400    20,876
*   ICF International, Inc.                                   350     9,489
    IDEX Corp.                                              1,520    79,086
*   IHS, Inc. Class A                                         300    29,229
*   II-VI, Inc.                                             1,177    18,208
#   Illinois Tool Works, Inc.                               1,200    77,472
    Ingersoll-Rand P.L.C.                                   1,900   102,220
#*  InnerWorkings, Inc.                                       640     6,445
    Innovative Solutions & Support, Inc.                      400     3,516
    Insteel Industries, Inc.                                  400     6,632
*   Integrated Electrical Services, Inc.                      500     2,915
    Interface, Inc.                                         1,285    21,511
    Iron Mountain, Inc.                                       653    24,723
    ITT Corp.                                               1,500    41,400
*   Jacobs Engineering Group, Inc.                            833    42,050
#   JB Hunt Transport Services, Inc.                          420    29,849
*   JetBlue Airways Corp.                                   7,800    53,742
#   Joy Global, Inc.                                          500    28,260
    Kaman Corp.                                               600    20,274
    Kansas City Southern                                    1,600   174,512
    KAR Auction Services, Inc.                              1,819    40,691
    Kaydon Corp.                                              900    21,456
    KBR, Inc.                                                 800    24,064
    Kelly Services, Inc. Class A                              632    10,757
#   Kennametal, Inc.                                        1,500    59,985
*   Key Technology, Inc.                                      200     2,496
    Kforce, Inc.                                              856    12,943
#*  Kirby Corp.                                             1,300    97,357
    Knight Transportation, Inc.                             2,000    31,240
    Knoll, Inc.                                               628     9,772
*   Korn/Ferry International                                  806    13,339
#   L-3 Communications Holdings, Inc.                       1,600   130,000
#   Landstar System, Inc.                                     400    21,864
    Lawson Products, Inc.                                     185     2,618
*   Layne Christensen Co.                                     500    10,215
    LB Foster Co. Class A                                     200     8,830
    Lennox International, Inc.                                560    34,720
    Lincoln Electric Holdings, Inc.                         1,808    95,390
#   Lindsay Corp.                                             300    23,046
*   LMI Aerospace, Inc.                                       300     6,417
#   Lockheed Martin Corp.                                     324    32,105
    LSI Industries, Inc.                                      700     4,928
*   Manitex International, Inc.                               225     2,279
#   Manitowoc Co., Inc. (The)                               2,048    38,420
    Manpowergroup, Inc.                                     1,514    80,484
    Marten Transport, Ltd.                                    600    12,222
    Masco Corp.                                             1,200    23,328
#*  MasTec, Inc.                                            1,477    41,061
    Mastech Holdings, Inc.                                     44       321
    Matson, Inc.                                            1,017    23,940

                                     1524

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#   McGrath RentCorp                                          700  $ 21,742
    Met-Pro Corp.                                             533     7,142
*   Metalico, Inc.                                          1,567     2,335
*   Mfri, Inc.                                                200     1,460
    Michael Baker Corp.                                       300     7,305
*   Middleby Corp.                                            215    32,160
    Miller Industries, Inc.                                   300     4,533
    Mine Safety Appliances Co.                              1,000    48,000
#*  Mobile Mini, Inc.                                       1,081    30,409
*   Moog, Inc. Class A                                      1,100    50,831
*   Moog, Inc. Class B                                        138     6,327
    Mueller Industries, Inc.                                1,100    56,958
    Mueller Water Products, Inc. Class A                    3,445    20,394
    Multi-Color Corp.                                         432    11,172
*   National Technical Systems, Inc.                          300     2,886
*   Navigant Consulting, Inc.                               1,100    13,563
    NL Industries, Inc.                                       941    10,605
#   Nordson Corp.                                             400    27,796
    Norfolk Southern Corp.                                  3,416   264,467
#   Northrop Grumman Corp.                                  1,795   135,953
*   Northwest Pipe Co.                                        100     2,729
*   Old Dominion Freight Line, Inc.                         1,800    69,300
    Omega Flex, Inc.                                          169     2,276
*   On Assignment, Inc.                                     1,100    26,697
*   Orbital Sciences Corp.                                  1,000    18,020
*   Orion Energy Systems, Inc.                                900     2,160
*   Orion Marine Group, Inc.                                1,000     9,160
#*  Oshkosh Corp.                                           1,336    52,451
*   Owens Corning                                           2,256    94,887
#   PACCAR, Inc.                                              550    27,379
    PAM Transportation Services, Inc.                         300     3,132
*   Park-Ohio Holdings Corp.                                  200     7,356
#   Parker Hannifin Corp.                                     500    44,285
*   Patrick Industries, Inc.                                  117     2,370
    Pentair, Ltd.                                           2,088   113,483
*   PGT, Inc.                                                 148     1,140
    Pike Electric Corp.                                       300     4,689
#   Pitney Bowes, Inc.                                        300     4,101
*   PMFG, Inc.                                                256     1,475
*   Powell Industries, Inc.                                   300    14,772
*   PowerSecure International, Inc.                           500     6,850
    Precision Castparts Corp.                                 200    38,258
    Preformed Line Products Co.                               191    15,376
    Primoris Services Corp.                                   847    18,668
    Quad/Graphics, Inc.                                       200     4,180
#   Quanex Building Products Corp.                          1,000    16,270
*   Quanta Services, Inc.                                   1,500    41,220
#   Raven Industries, Inc.                                    600    20,130
    Raytheon Co.                                            1,600    98,208
*   RBC Bearings, Inc.                                        700    33,670
    RCM Technologies, Inc.                                    400     2,260
#   Regal-Beloit Corp.                                      1,000    78,620

                                     1525

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Republic Airways Holdings, Inc.                          1,000 $ 11,190
#   Republic Services, Inc.                                  2,910   99,173
*   Roadrunner Transportation Systems, Inc.                    799   17,985
#   Robert Half International, Inc.                            500   16,410
#   Rockwell Automation, Inc.                                  500   42,390
#   Rockwell Collins, Inc.                                     500   31,460
    Rollins, Inc.                                            1,060   25,779
#   Roper Industries, Inc.                                   1,300  155,545
#   RR Donnelley & Sons Co.                                  3,900   48,009
*   Rush Enterprises, Inc. Class A                             750   17,168
    Ryder System, Inc.                                       1,300   75,491
*   Saia, Inc.                                                 300   12,276
    Simpson Manufacturing Co., Inc.                          1,400   40,236
#   SkyWest, Inc.                                              900   12,879
    SL Industries, Inc.                                        200    3,840
#   Snap-on, Inc.                                            1,000   86,200
    Southwest Airlines Co.                                  12,663  173,483
*   Spirit Aerosystems Holdings, Inc. Class A                1,500   29,985
    SPX Corp.                                                  746   55,584
    Standex International Corp.                                300   15,870
    Stanley Black & Decker, Inc.                             1,100   82,291
    Steelcase, Inc. Class A                                  2,300   29,210
#*  Stericycle, Inc.                                           300   32,496
    Sun Hydraulics Corp.                                       462   15,131
#*  Swift Transportation Co.                                 1,700   23,834
    Sypris Solutions, Inc.                                     700    2,240
#   TAL International Group, Inc.                              900   37,260
#*  Taser International, Inc.                                1,471   12,960
*   Team, Inc.                                                 500   19,380
*   Tecumseh Products Co. Class A                              300    2,670
*   Teledyne Technologies, Inc.                                800   60,048
    Tennant Co.                                                300   14,346
*   Terex Corp.                                              1,939   55,455
#*  Tetra Tech, Inc.                                         1,600   42,064
#   Textainer Group Holdings, Ltd.                             800   30,936
#   Textron, Inc.                                            2,314   59,585
    Timken Co.                                               1,100   57,827
    Titan International, Inc.                                  755   16,844
#*  Titan Machinery, Inc.                                      261    5,888
    Toro Co. (The)                                             400   18,004
    Towers Watson & Co. Class A                                400   29,168
    TransDigm Group, Inc.                                      100   14,680
#*  Trex Co., Inc.                                             222   10,807
*   Trimas Corp.                                               456   13,908
#   Trinity Industries, Inc.                                 1,900   80,199
    Triumph Group, Inc.                                      1,120   89,488
*   TrueBlue, Inc.                                             575   11,914
#*  Tutor Perini Corp.                                         624   10,259
    Twin Disc, Inc.                                            400    8,528
    Tyco International, Ltd.                                 2,030   65,204
*   Ultralife Corp.                                            400    1,576
    UniFirst Corp.                                             440   40,062

                                     1526

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
    Union Pacific Corp.                                     2,900  $   429,084
#*  United Continental Holdings, Inc.                       2,400       77,520
#   United Parcel Service, Inc. Class B                     1,100       94,424
#*  United Rentals, Inc.                                      425       22,359
    United Stationers, Inc.                                   900       29,223
#   United Technologies Corp.                               1,655      151,085
    Universal Forest Products, Inc.                           600       23,160
*   Universal Truckload Services, Inc.                        325        8,203
#   URS Corp.                                               1,700       74,664
#*  US Airways Group, Inc.                                  1,900       32,110
    US Ecology, Inc.                                          400       10,880
#*  USG Corp.                                               1,447       37,608
#   UTi Worldwide, Inc.                                     1,678       24,650
    Valmont Industries, Inc.                                  500       72,865
*   Verisk Analytics, Inc. Class A                            350       21,452
*   Versar, Inc.                                              300        1,314
    Viad Corp.                                                600       15,630
*   Vicor Corp.                                               655        3,517
*   Virco Manufacturing Corp.                                 285          579
#*  Volt Information Sciences, Inc.                           900        7,290
*   Wabash National Corp.                                     600        5,658
*   WABCO Holdings, Inc.                                      200       14,446
    Wabtec Corp.                                              300       31,482
    Waste Connections, Inc.                                 2,000       75,900
#   Waste Management, Inc.                                  1,474       60,405
#   Watsco, Inc.                                              400       33,752
    Watts Water Technologies, Inc. Class A                    800       37,648
#   Werner Enterprises, Inc.                                1,700       39,032
#*  WESCO International, Inc.                                 649       46,527
#   Woodward, Inc.                                          1,000       35,990
    WW Grainger, Inc.                                         120       29,576
    Xylem, Inc.                                             1,471       40,820
                                                                   -----------
Total Industrials                                                   13,669,839
                                                                   -----------
Information Technology -- (11.6%)
#*  3D Systems Corp.                                          900       34,416
    Accenture P.L.C. Class A                                  500       40,720
*   ACI Worldwide, Inc.                                       561       26,373
    Activision Blizzard, Inc.                               1,200       17,940
*   Acxiom Corp.                                            2,300       45,747
#*  ADDvantage Technologies Group, Inc.                       400          944
*   Adobe Systems, Inc.                                     1,124       50,670
#   ADTRAN, Inc.                                              600       12,600
*   Advanced Energy Industries, Inc.                        1,100       18,678
#*  Advanced Micro Devices, Inc.                            3,816       10,761
#*  Advent Software, Inc.                                     859       24,945
#*  Akamai Technologies, Inc.                                 612       26,873
#*  Alliance Data Systems Corp.                               100       17,177
    Altera Corp.                                              500       16,005
    Amdocs, Ltd.                                            1,200       42,840
    American Software, Inc. Class A                           900        7,479
#*  Amkor Technology, Inc.                                  4,400       18,612

                                     1527

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
#   Amphenol Corp. Class A                                     600 $ 45,312
*   Amtech Systems, Inc.                                       400    1,484
    Analog Devices, Inc.                                     1,343   59,079
*   Anaren, Inc.                                               500   11,705
    Anixter International, Inc.                                736   52,801
#*  ANSYS, Inc.                                                300   24,258
    AOL, Inc.                                                2,187   84,506
#   Apple, Inc.                                              1,600  708,400
#   Applied Materials, Inc.                                  6,330   91,848
*   Applied Micro Circuits Corp.                             1,196    8,922
*   ARRIS Group, Inc.                                        2,960   48,870
*   Arrow Electronics, Inc.                                  1,426   55,942
*   Aspen Technology, Inc.                                   1,102   33,589
#*  Atmel Corp.                                              1,400    9,058
*   ATMI, Inc.                                                 900   19,575
*   Autodesk, Inc.                                             700   27,566
#   Automatic Data Processing, Inc.                          1,000   67,340
    Avago Technologies, Ltd.                                   600   19,176
*   Aviat Networks, Inc.                                       949    3,037
*   Avnet, Inc.                                              1,633   53,481
    AVX Corp.                                                3,100   35,061
    Aware, Inc.                                                900    4,347
*   AXT, Inc.                                                  300      861
    Badger Meter, Inc.                                         300   13,104
*   Benchmark Electronics, Inc.                              1,800   32,112
    Black Box Corp.                                            600   13,032
    Blackbaud, Inc.                                            350   10,259
#*  Blucora, Inc.                                            1,000   14,770
*   BMC Software, Inc.                                         400   18,192
*   Bottomline Technologies de, Inc.                           822   21,536
    Broadcom Corp. Class A                                   1,212   43,632
#   Broadridge Financial Solutions, Inc.                       813   20,471
*   Brocade Communications Systems, Inc.                     4,903   28,535
    Brooks Automation, Inc.                                  1,100   10,692
*   Bsquare Corp.                                              300      927
*   BTU International, Inc.                                    300      690
#   CA, Inc.                                                 1,700   45,849
*   Cabot Microelectronics Corp.                               600   20,106
*   CACI International, Inc. Class A                           606   35,445
#*  Cadence Design Systems, Inc.                               600    8,280
*   CalAmp Corp.                                               500    5,565
#*  Calix, Inc.                                                993    8,470
*   Cardtronics, Inc.                                          413   11,568
*   Checkpoint Systems, Inc.                                   567    6,560
#*  Cirrus Logic, Inc.                                         417    8,052
    Cisco Systems, Inc.                                     16,702  349,406
*   Citrix Systems, Inc.                                       400   24,868
    Cognex Corp.                                             1,140   45,258
*   Cognizant Technology Solutions Corp. Class A               400   25,920
    Coherent, Inc.                                             700   39,151
#   Cohu, Inc.                                                 600    5,742
*   CommVault Systems, Inc.                                    200   14,708

                                     1528

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
    Computer Sciences Corp.                                 2,500  $117,125
    Computer Task Group, Inc.                                 500    10,260
#*  Compuware Corp.                                         3,943    47,316
    Comtech Telecommunications Corp.                          587    14,446
#*  Concur Technologies, Inc.                                 600    43,866
    Convergys Corp.                                         3,400    57,868
*   CoreLogic, Inc.                                         2,743    74,829
    Corning, Inc.                                           5,395    78,228
#*  CoStar Group, Inc.                                        383    41,521
*   Cray, Inc.                                                985    20,843
#*  Cree, Inc.                                              2,461   139,219
#   Crexendo, Inc.                                            200       490
*   CSG Systems International, Inc.                           860    18,585
*   CyberOptics Corp.                                         300     1,677
*   Cymer, Inc.                                               655    68,618
#   Cypress Semiconductor Corp.                               256     2,583
    Daktronics, Inc.                                          587     5,864
*   Dealertrack Technologies, Inc.                          1,000    27,850
    Dell, Inc.                                              1,600    21,440
    Diebold, Inc.                                           1,200    35,148
    Digimarc Corp.                                            128     2,808
*   Diodes, Inc.                                              900    18,234
*   DSP Group, Inc.                                           600     4,842
    DST Systems, Inc.                                         620    42,873
*   Dynamics Research Corp.                                   300     1,752
    EarthLink, Inc.                                         3,100    17,639
*   eBay, Inc.                                              3,900   204,321
#   Ebix, Inc.                                                762    14,181
*   EchoStar Corp. Class A                                    422    16,572
#   Electro Rent Corp.                                        677    11,218
    Electro Scientific Industries, Inc.                       800     8,624
#*  Electronic Arts, Inc.                                   1,500    26,415
*   Electronics for Imaging, Inc.                           1,016    27,148
*   EMC Corp.                                               5,400   121,122
#*  Emcore Corp.                                              300     1,311
*   Emulex Corp.                                            1,500     9,000
*   Entegris, Inc.                                          3,153    29,890
*   Envestnet, Inc.                                           684    12,462
    EPIQ Systems, Inc.                                        900    12,573
    ePlus, Inc.                                               109     4,957
#*  Equinix, Inc.                                             448    95,917
*   Euronet Worldwide, Inc.                                 1,400    42,742
*   Exar Corp.                                              1,140    12,289
*   ExlService Holdings, Inc.                                 500    16,310
#*  Extreme Networks                                        2,847     9,481
#*  F5 Networks, Inc.                                         300    22,929
*   Fabrinet                                                  700     9,611
#   FactSet Research Systems, Inc.                            100     9,407
    Fair Isaac Corp.                                          900    41,922
#*  Fairchild Semiconductor International, Inc.             3,216    41,486
*   FalconStor Software, Inc.                                 700     1,155
#*  FARO Technologies, Inc.                                   300    11,637

                                     1529

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
#   FEI Co.                                                    800 $ 51,104
    Fidelity National Information Services, Inc.             4,349  182,875
#*  Finisar Corp.                                            2,200   28,248
#*  First Solar, Inc.                                        1,130   52,613
#*  Fiserv, Inc.                                             1,500  136,665
    FLIR Systems, Inc.                                         800   19,448
    Forrester Research, Inc.                                   400   14,340
*   Fortinet, Inc.                                             500    8,980
    Frequency Electronics, Inc.                                300    3,006
#*  Gartner, Inc.                                              500   28,925
    Genpact, Ltd.                                            2,845   52,917
#   Global Payments, Inc.                                      675   31,320
*   Globecomm Systems, Inc.                                    600    7,350
*   Google, Inc. Class A                                       400  329,828
#   Harris Corp.                                               300   13,860
#   Heartland Payment Systems, Inc.                            628   20,655
    Hewlett-Packard Co.                                      5,674  116,884
#*  Hittite Microwave Corp.                                    617   34,620
    IAC/InterActiveCorp                                      1,207   56,813
*   ID Systems, Inc.                                           400    2,160
#*  Identive Group, Inc.                                     1,108    1,053
*   Ikanos Communications, Inc.                                410      668
*   Imation Corp.                                              400    1,472
*   Immersion Corp.                                            800    8,472
#*  Infinera Corp.                                           1,900   15,998
#*  Informatica Corp.                                          400   13,172
*   Ingram Micro, Inc. Class A                               2,108   37,543
#*  Innodata, Inc.                                             200      656
*   Insight Enterprises, Inc.                                  900   16,308
*   Integrated Device Technology, Inc.                       3,014   21,430
#   Intel Corp.                                             13,000  311,350
*   Interactive Intelligence Group, Inc.                       200    8,286
#   InterDigital, Inc.                                         694   30,821
*   Intermec, Inc.                                           1,700   16,728
*   Internap Network Services Corp.                          1,600   12,768
#   International Business Machines Corp.                    2,200  445,588
#*  International Rectifier Corp.                            1,127   23,904
*   Interphase Corp.                                           200      476
#   Intersil Corp. Class A                                   3,200   24,832
*   Intevac, Inc.                                              700    3,171
*   IntraLinks Holdings, Inc.                                   96      549
*   IntriCon Corp.                                             200      806
#   Intuit, Inc.                                               400   23,856
#   IPG Photonics Corp.                                        260   16,557
#*  Itron, Inc.                                              1,000   39,650
*   Ixia                                                     1,573   25,907
#   j2 Global, Inc.                                          1,050   42,735
#   Jabil Circuit, Inc.                                      1,000   17,800
#   Jack Henry & Associates, Inc.                            1,056   48,998
#*  JDS Uniphase Corp.                                       1,700   22,950
*   Juniper Networks, Inc.                                   3,789   62,708
#   Keynote Systems, Inc.                                      200    2,242

                                     1530

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   KIT Digital, Inc.                                          661 $    202
#   KLA-Tencor Corp.                                           900   48,825
*   Kulicke & Soffa Industries, Inc.                         1,300   15,028
*   Lam Research Corp.                                       2,587  119,571
*   Lattice Semiconductor Corp.                              2,800   13,020
    Lender Processing Services, Inc.                           542   15,035
    Lexmark International, Inc. Class A                      1,000   30,310
#   Linear Technology Corp.                                    740   27,010
*   Lionbridge Technologies, Inc.                              322    1,101
    Littelfuse, Inc.                                           600   41,892
*   LoJack Corp.                                               600    2,106
*   LSI Corp.                                                1,600   10,464
*   Magnachip Semiconductor Corp.                              114    1,829
*   Manhattan Associates, Inc.                                 320   22,467
#   ManTech International Corp. Class A                        600   16,014
    Marvell Technology Group, Ltd.                           4,170   44,869
    Mastercard, Inc. Class A                                   200  110,586
    Maxim Integrated Products, Inc.                          1,178   36,436
    MAXIMUS, Inc.                                              800   63,752
*   Measurement Specialties, Inc.                              500   21,385
#*  MEMC Electronic Materials, Inc.                          4,656   25,142
    Mentor Graphics Corp.                                    3,300   60,258
    Methode Electronics, Inc.                                  707   10,167
#   Microchip Technology, Inc.                                 600   21,852
#*  Micron Technology, Inc.                                 10,475   98,674
#*  MICROS Systems, Inc.                                       200    8,482
*   Microsemi Corp.                                          2,307   47,986
    Microsoft Corp.                                         14,200  470,020
    MKS Instruments, Inc.                                    1,500   40,305
*   ModusLink Global Solutions, Inc.                           900    2,520
    Molex, Inc. Class A                                        882   20,559
    Monolithic Power Systems, Inc.                           1,260   30,391
    Monotype Imaging Holdings, Inc.                            800   18,552
#*  Monster Worldwide, Inc.                                  3,200   14,016
#   Motorola Solutions, Inc.                                   547   31,288
*   Move, Inc.                                                 523    5,967
    MTS Systems Corp.                                          300   18,285
#*  Multi-Fineline Electronix, Inc.                            800   12,192
*   NAPCO Security Technologies, Inc.                          600    2,544
#   National Instruments Corp.                               1,500   40,995
*   NCR Corp.                                                  800   21,816
#*  NetApp, Inc.                                               600   20,934
*   NETGEAR, Inc.                                              825   24,577
*   Netscout Systems, Inc.                                   1,100   25,091
#*  NetSuite, Inc.                                             348   30,610
*   NeuStar, Inc. Class A                                      700   30,709
*   Newport Corp.                                              800   12,120
    NIC, Inc.                                                  700   11,788
#*  Nuance Communications, Inc.                              1,100   20,944
#   NVIDIA Corp.                                             4,300   59,211
#*  Oclaro, Inc.                                               500      680
#*  OmniVision Technologies, Inc.                              800   10,728

                                     1531

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
#*  ON Semiconductor Corp.                                  3,364  $ 26,441
    Oracle Corp.                                            8,700   285,186
*   OSI Systems, Inc.                                         500    28,650
*   PAR Technology Corp.                                      400     1,676
    Park Electrochemical Corp.                                600    14,322
#   Paychex, Inc.                                             800    29,128
    PC Connection, Inc.                                     1,000    15,440
    PC-Tel, Inc.                                              700     4,669
*   PCM, Inc.                                                 400     2,900
*   PDF Solutions, Inc.                                       800    13,688
*   Performance Technologies, Inc.                            400       336
*   Planar Systems, Inc.                                      569       973
    Plantronics, Inc.                                         800    35,056
*   Plexus Corp.                                              700    18,879
*   PMC - Sierra, Inc.                                      4,949    28,506
*   Polycom, Inc.                                           1,800    18,900
#   Power Integrations, Inc.                                  428    17,723
*   Progress Software Corp.                                 1,500    33,855
*   PROS Holdings, Inc.                                       183     4,743
#*  PTC, Inc.                                                 700    16,807
#   QAD, Inc. Class B                                         101     1,063
*   QLIK Technologies, Inc.                                   390    10,144
*   QLogic Corp.                                            1,500    16,290
    QUALCOMM, Inc.                                          3,200   197,184
#*  QuickLogic Corp.                                          300       768
#*  Rackspace Hosting, Inc.                                   300    14,460
*   Rambus, Inc.                                            2,047    14,247
*   RealNetworks, Inc.                                      1,200     9,240
*   Red Hat, Inc.                                             800    38,344
*   Reis, Inc.                                                200     3,206
*   Responsys, Inc.                                           275     2,137
*   RF Micro Devices, Inc.                                  3,801    21,324
    Rimage Corp.                                              400     3,604
*   Rofin-Sinar Technologies, Inc.                            400     9,960
*   Rogers Corp.                                              400    17,056
*   Rovi Corp.                                                515    12,046
#*  Rubicon Technology, Inc.                                  590     4,372
#*  Rudolph Technologies, Inc.                              1,000    11,670
#   SAIC, Inc.                                              2,992    44,700
#*  Salesforce.com, Inc.                                      800    32,888
*   SanDisk Corp.                                           1,900    99,636
*   Sanmina Corp.                                           1,100    13,882
*   Sapient Corp.                                           2,855    33,346
*   ScanSource, Inc.                                          700    20,279
*   Seachange International, Inc.                             516     5,604
    Seagate Technology P.L.C.                               1,240    45,508
*   Semtech Corp.                                           1,100    35,277
*   Sigma Designs, Inc.                                       300     1,428
*   Silicon Laboratories, Inc.                                700    27,797
#*  Skyworks Solutions, Inc.                                  600    13,242
*   SolarWinds, Inc.                                          200    10,170
#*  Sonus Networks, Inc.                                    5,500    11,550

                                     1532

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
#*  SS&C Technologies Holdings, Inc.                         1,365 $ 41,892
*   Stamps.com, Inc.                                           300   10,152
*   StarTek, Inc.                                              300    2,079
#*  Stratasys, Ltd.                                            200   16,610
*   SunPower Corp.                                           1,332   18,102
    Supertex, Inc.                                             200    4,216
*   support.com, Inc.                                        1,000    3,990
*   Sykes Enterprises, Inc.                                  1,080   16,621
*   Symantec Corp.                                             700   17,010
*   Synaptics, Inc.                                            750   30,923
#*  SYNNEX Corp.                                               900   31,140
#*  Synopsys, Inc.                                           1,853   65,911
    Syntel, Inc.                                               300   18,951
#*  Take-Two Interactive Software, Inc.                      2,201   33,587
    TE Connectivity, Ltd.                                    1,413   61,536
*   Tech Data Corp.                                          1,200   56,076
*   TechTarget, Inc.                                           636    2,824
*   Telenav, Inc.                                              500    2,620
*   TeleTech Holdings, Inc.                                  1,009   21,482
    Tellabs, Inc.                                            5,900   12,213
    Telular Corp.                                              600    7,662
#*  Teradata Corp.                                             800   40,856
#*  Teradyne, Inc.                                           2,728   44,848
    Tessco Technologies, Inc.                                  150    3,066
    Tessera Technologies, Inc.                               1,453   29,598
#   Texas Instruments, Inc.                                  2,200   79,662
#*  TIBCO Software, Inc.                                       600   11,646
    Transact Technologies, Inc.                                400    3,004
#*  Trimble Navigation, Ltd.                                 1,200   34,488
#*  TriQuint Semiconductor, Inc.                             3,000   17,520
*   TTM Technologies, Inc.                                   1,700   12,291
*   Tyler Technologies, Inc.                                   400   25,296
*   Ultratech, Inc.                                            600   17,682
*   Unisys Corp.                                               310    5,930
    United Online, Inc.                                      2,200   14,960
*   ValueClick, Inc.                                         1,430   44,130
#*  Veeco Instruments, Inc.                                    700   26,649
*   Verint Systems, Inc.                                       500   16,520
#*  VeriSign, Inc.                                             500   23,035
*   ViaSat, Inc.                                             1,000   48,470
#*  Viasystems Group, Inc.                                     180    2,290
*   Video Display Corp.                                        300    1,095
*   Virtusa Corp.                                              632   14,037
    Visa, Inc. Class A                                       1,600  269,536
*   Vishay Intertechnology, Inc.                             3,100   43,524
#*  VistaPrint NV                                              519   21,175
*   Web.com Group, Inc.                                        966   16,808
    Western Digital Corp.                                    2,700  149,256
*   WEX, Inc.                                                  500   37,890
    Xerox Corp.                                             14,416  123,689
    Xilinx, Inc.                                               800   30,328
*   XO Group, Inc.                                             900   10,134

                                     1533

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
#   Xyratex, Ltd.                                             789  $     8,427
*   Yahoo!, Inc.                                            5,300      131,069
*   Zebra Technologies Corp. Class A                          849       39,606
*   Zix Corp.                                               1,300        4,888
                                                                   -----------
Total Information Technology                                        12,135,172
                                                                   -----------
Materials -- (4.7%)
    A Schulman, Inc.                                          719       18,672
*   AEP Industries, Inc.                                      200       15,420
    Air Products & Chemicals, Inc.                            500       43,480
#   Airgas, Inc.                                            1,000       96,650
#   Albemarle Corp.                                           300       18,375
#   Alcoa, Inc.                                             7,600       64,600
#   Allegheny Technologies, Inc.                              843       22,744
#   AMCOL International Corp.                                 711       21,877
    American Vanguard Corp.                                   800       23,072
#   Aptargroup, Inc.                                        1,200       67,320
    Ashland, Inc.                                           1,241      105,746
    Axiall Corp.                                            1,023       53,656
    Ball Corp.                                                600       26,472
#   Bemis Co., Inc.                                         2,200       86,570
    Boise, Inc.                                             1,804       14,414
    Buckeye Technologies, Inc.                              1,400       52,626
    Cabot Corp.                                             1,200       45,072
*   Calgon Carbon Corp.                                     1,200       20,448
#   Carpenter Technology Corp.                                800       35,968
#   Celanese Corp. Series A                                   500       24,705
*   Century Aluminum Co.                                    2,502       20,416
#   CF Industries Holdings, Inc.                              400       74,604
*   Chemtura Corp.                                          2,194       46,644
*   Clearwater Paper Corp.                                    600       27,612
#   Cliffs Natural Resources, Inc.                          1,248       26,632
*   Coeur d'Alene Mines Corp.                               1,988       30,297
    Commercial Metals Co.                                   3,400       49,708
#   Compass Minerals International, Inc.                      300       25,962
*   Core Molding Technologies, Inc.                           300        2,673
*   Crown Holdings, Inc.                                      500       21,340
#   Cytec Industries, Inc.                                  1,100       80,146
    Deltic Timber Corp.                                       300       18,744
    Domtar Corp.                                              802       55,747
    Dow Chemical Co. (The)                                  4,000      135,640
    Eagle Materials, Inc.                                   1,100       74,525
#   Eastman Chemical Co.                                      544       36,258
#   Ecolab, Inc.                                              592       50,095
#   EI du Pont de Nemours & Co.                             1,800       98,118
*   Ferro Corp.                                             2,200       15,488
#   FMC Corp.                                                 600       36,420
    Freeport-McMoRan Copper & Gold, Inc.                    3,200       97,376
    Friedman Industries, Inc.                                 300        2,856
    FutureFuel Corp.                                          180        2,205
#   Globe Specialty Metals, Inc.                            1,322       17,265
*   Graphic Packaging Holding Co.                           3,880       29,178

                                     1534

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
    Greif, Inc. Class A                                       600  $ 28,902
#   Greif, Inc. Class B                                       234    12,119
    Hawkins, Inc.                                             233     8,665
    Haynes International, Inc.                                259    12,590
    HB Fuller Co.                                           1,200    45,480
    Hecla Mining Co.                                        6,909    23,491
#*  Horsehead Holding Corp.                                   233     2,493
#   Huntsman Corp.                                          2,700    50,922
    Innophos Holdings, Inc.                                   408    20,935
    Innospec, Inc.                                            558    24,558
#   International Flavors & Fragrances, Inc.                  300    23,157
    International Paper Co.                                 3,400   159,732
    Intrepid Potash, Inc.                                     917    16,882
    Kaiser Aluminum Corp.                                     500    31,500
    KapStone Paper and Packaging Corp.                      1,400    41,412
#   KMG Chemicals, Inc.                                       300     5,508
*   Kraton Performance Polymers, Inc.                         400     9,084
#   Kronos Worldwide, Inc.                                    564     9,972
*   Landec Corp.                                              800    10,728
*   Louisiana-Pacific Corp.                                 3,715    67,316
    LyondellBasell Industries NV Class A                      962    58,393
#   Martin Marietta Materials, Inc.                           747    75,440
    Materion Corp.                                            491    13,007
#*  McEwen Mining, Inc.                                        80       186
    MeadWestvaco Corp.                                      2,000    68,960
    Minerals Technologies, Inc.                             1,200    48,756
#*  Molycorp, Inc.                                            100       584
    Monsanto Co.                                              900    96,138
    Mosaic Co. (The)                                          960    59,126
    Myers Industries, Inc.                                    775    11,486
#   NewMarket Corp.                                           300    80,610
    Newmont Mining Corp.                                    2,600    84,240
    Nucor Corp.                                             2,275    99,236
#   Olin Corp.                                              1,700    41,089
#   Olympic Steel, Inc.                                       300     6,000
*   OM Group, Inc.                                            900    22,023
*   Owens-Illinois, Inc.                                    1,196    31,431
    Packaging Corp. of America                              1,220    58,023
*   Penford Corp.                                             200     2,200
    PH Glatfelter Co.                                         800    19,200
    PolyOne Corp.                                           2,422    54,568
    PPG Industries, Inc.                                      340    50,028
    Praxair, Inc.                                             400    45,720
    Quaker Chemical Corp.                                     400    24,688
#   Reliance Steel & Aluminum Co.                           1,607   104,568
    Rock Tenn Co. Class A                                     827    82,816
#   Rockwood Holdings, Inc.                                 1,200    77,868
#   Royal Gold, Inc.                                          800    44,464
    RPM International, Inc.                                 2,900    93,960
*   RTI International Metals, Inc.                            400    11,608
    Schnitzer Steel Industries, Inc. Class A                  600    14,718
#   Scotts Miracle-Gro Co. (The) Class A                      300    13,605

                                     1535

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                       SHARES   VALUE+
                                                       ------ ----------
Materials -- (Continued)
      Sealed Air Corp.                                  2,662 $   58,883
      Sensient Technologies Corp.                       1,248     49,109
#     Sherwin-Williams Co. (The)                          200     36,622
      Silgan Holdings, Inc.                               600     28,722
#     Sonoco Products Co.                               1,434     50,247
#     Southern Copper Corp.                               101      3,366
      Steel Dynamics, Inc.                              3,710     55,798
      Stepan Co.                                          600     34,164
*     Stillwater Mining Co.                             2,900     36,076
*     SunCoke Energy, Inc.                                938     14,192
#*    Texas Industries, Inc.                              700     44,576
#     Tredegar Corp.                                      800     23,680
*     United States Lime & Minerals, Inc.                 200      9,236
#     United States Steel Corp.                         2,069     36,828
#     US Silica Holdings, Inc.                            438      8,948
      Valspar Corp. (The)                                 700     44,674
#     Vulcan Materials Co.                              1,494     74,521
#     Walter Energy, Inc.                                 300      5,376
      Wausau Paper Corp.                                1,700     17,306
      Westlake Chemical Corp.                           1,281    106,502
      Worthington Industries, Inc.                      1,900     61,142
#*    WR Grace & Co.                                      400     30,844
#*    Zoltek Cos., Inc.                                   900     11,889
                                                              ----------
Total Materials                                                4,876,722
                                                              ----------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares        100         --
(o)*  Gerber Scientific, Inc. Escrow Shares               900         --
(o)*  Softbrands, Inc. Escrow Shares                      600         --
                                                              ----------
Total Other                                                           --
                                                              ----------
Telecommunication Services -- (2.4%)
      Alteva                                               86        896
      AT&T, Inc.                                       33,080  1,239,177
      Atlantic Tele-Network, Inc.                         400     20,308
#     CenturyLink, Inc.                                 4,000    150,280
*     Cincinnati Bell, Inc.                             3,500     12,320
      Consolidated Communications Holdings, Inc.          642     11,832
*     Crown Castle International Corp.                    400     30,800
#     Frontier Communications Corp.                    13,649     56,780
*     General Communication, Inc. Class A               1,100     10,681
      HickoryTech Corp.                                   250      2,570
#*    Iridium Communications, Inc.                      1,497     10,045
#*    Leap Wireless International, Inc.                 2,100     12,012
#     Lumos Networks Corp.                                200      2,698
*     MetroPCS Communications, Inc.                     1,833     21,703
      Neutral Tandem, Inc.                                300        894
#*    NII Holdings, Inc.                                  900      7,830
*     ORBCOMM, Inc.                                     1,200      5,676
*     Premiere Global Services, Inc.                    1,000     11,230
#     Primus Telecommunications Group, Inc.                69        867
#*    SBA Communications Corp. Class A                    500     39,495

                                     1536

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Telecommunication Services -- (Continued)
*   Sprint Nextel Corp.                                     30,700 $  216,435
    Telephone & Data Systems, Inc.                           2,313     51,904
#*  tw telecom, Inc.                                           900     24,372
*   United States Cellular Corp.                               324     12,454
    Verizon Communications, Inc.                             9,600    517,536
#   Windstream Corp.                                         2,887     24,597
                                                                   ----------
Total Telecommunication Services                                    2,495,392
                                                                   ----------
Utilities -- (2.3%)
#   AES Corp.                                                  900     12,474
#   AGL Resources, Inc.                                        500     21,925
    ALLETE, Inc.                                               600     30,810
    Alliant Energy Corp.                                       400     21,404
    Ameren Corp.                                               900     32,625
    American Electric Power Co., Inc.                          900     46,287
    American States Water Co.                                  300     16,644
#   American Water Works Co., Inc.                             300     12,564
#   Aqua America, Inc.                                       1,300     41,249
    Atmos Energy Corp.                                         700     31,059
    Avista Corp.                                               800     22,440
    Black Hills Corp.                                          700     32,823
*   Cadiz, Inc.                                                300      1,767
    California Water Service Group                             600     12,030
*   Calpine Corp.                                            1,800     39,114
    CenterPoint Energy, Inc.                                 1,600     39,488
    CH Energy Group, Inc.                                      300     19,491
    Chesapeake Utilities Corp.                                 241     12,860
    Cleco Corp.                                                800     39,616
    CMS Energy Corp.                                           400     11,976
    Consolidated Edison, Inc.                                  600     38,190
#   Dominion Resources, Inc.                                 1,200     74,016
#   DTE Energy Co.                                             700     51,016
    Duke Energy Corp.                                        1,596    120,019
    Edison International                                       700     37,660
    El Paso Electric Co.                                       800     29,968
    Empire District Electric Co. (The)                         500     11,535
    Entergy Corp.                                              300     21,369
#   Exelon Corp.                                             1,149     43,099
    FirstEnergy Corp.                                          500     23,300
    Genie Energy, Ltd. Class B                                 400      4,312
    Great Plains Energy, Inc.                                1,400     33,782
#   Hawaiian Electric Industries, Inc.                       1,100     31,130
    IDACORP, Inc.                                              600     29,526
#   Integrys Energy Group, Inc.                                200     12,312
#   ITC Holdings Corp.                                         230     21,210
#   Laclede Group, Inc. (The)                                  300     14,013
    MGE Energy, Inc.                                           400     22,340
    Middlesex Water Co.                                        300      5,883
#   National Fuel Gas Co.                                      300     18,816
    New Jersey Resources Corp.                                 500     23,600
    NextEra Energy, Inc.                                       900     73,827
#   NiSource, Inc.                                           1,000     30,730

                                     1537

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                    SHARES      VALUE+
                                                   --------- ------------
Utilities -- (Continued)
      Northeast Utilities                                787 $     35,675
#     Northwest Natural Gas Co.                          400       17,788
      NorthWestern Corp.                                 500       21,510
      NRG Energy, Inc.                                 4,925      137,260
#     NV Energy, Inc.                                  1,100       23,793
      OGE Energy Corp.                                   400       28,972
#     ONEOK, Inc.                                      1,284       65,946
#     Ormat Technologies, Inc.                           900       19,566
      Otter Tail Corp.                                   600       18,720
#     PG&E Corp.                                         600       29,064
      Piedmont Natural Gas Co., Inc.                     800       27,544
#     Pinnacle West Capital Corp.                        500       30,450
      PNM Resources, Inc.                              1,400       33,614
      Portland General Electric Co.                      700       22,575
      PPL Corp.                                          800       26,704
      Public Service Enterprise Group, Inc.              900       32,949
      Questar Corp.                                    2,700       68,553
#     SCANA Corp.                                        400       21,680
      Sempra Energy                                      400       33,140
      SJW Corp.                                          600       15,216
      South Jersey Industries, Inc.                      400       24,680
#     Southern Co. (The)                               1,400       67,522
      Southwest Gas Corp.                                600       30,402
#     TECO Energy, Inc.                                  760       14,539
      UGI Corp.                                        1,324       54,257
      UIL Holdings Corp.                                 670       27,899
      Unitil Corp.                                       100        3,031
      UNS Energy Corp.                                   400       20,384
#     Vectren Corp.                                      600       22,536
#     Westar Energy, Inc.                                800       27,968
      WGL Holdings, Inc.                                 600       27,732
#     Wisconsin Energy Corp.                             800       35,952
      Xcel Energy, Inc.                                  900       28,611
#     York Water Co.                                     360        6,750
                                                             ------------
Total Utilities                                                 2,373,281
                                                             ------------
TOTAL COMMON STOCKS                                            84,410,896
                                                             ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*  CVR Energy, Inc. Contingent Value Rights         1,900           --
                                                             ------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves     310,439      310,439
                                                             ------------

                                                    SHARES/
                                                     FACE
                                                    AMOUNT
                                                     (000)      VALUE+
                                                   --------- ------------
SECURITIES LENDING COLLATERAL -- (18.7%)
(S)@  DFA Short Term Investment Fund               1,689,734 $ 19,550,218
                                                             ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $89,338,733)             $104,271,553
                                                             ============

                                     1538

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)


                                                            SHARES VALUE++
                                                            ------ --------
COMMON STOCKS -- (90.5%)

AUSTRALIA -- (6.8%)
    Adelaide Brighton, Ltd.                                  6,034 $ 21,292
    AGL Energy, Ltd.                                         2,045   33,674
    ALS Ltd/Queensland                                       2,975   30,241
#*  Alumina, Ltd.                                           25,008   25,008
    Amalgamated Holdings, Ltd.                               1,588   14,138
    Amcor, Ltd.                                              5,096   52,335
    AMP, Ltd.                                                8,980   50,330
    APA Group                                                4,462   30,133
#   APN News & Media, Ltd.                                   5,416    2,363
#*  Aquila Resources, Ltd.                                   2,666    5,129
    Arrium, Ltd.                                            16,070   14,209
    Asciano, Ltd.                                           10,297   57,686
    ASX, Ltd.                                                1,133   44,175
    Atlas Iron, Ltd.                                         9,276    8,069
#   Ausdrill, Ltd.                                           3,727    5,879
    Australia & New Zealand Banking Group, Ltd.             11,146  368,344
*   Australian Agricultural Co., Ltd.                        5,906    7,160
    Australian Infrastructure Fund                          11,625   37,964
    Automotive Holdings Group, Ltd.                          6,747   28,483
*   AWE, Ltd.                                               11,677   15,638
    Bank of Queensland, Ltd.                                 5,084   52,927
    Beach Energy, Ltd.                                      19,725   27,863
#   Bendigo and Adelaide Bank, Ltd.                          5,084   58,349
#   BHP Billiton, Ltd. Sponsored ADR                         2,200  147,884
*   Billabong International, Ltd.                            9,470    4,669
*   BlueScope Steel, Ltd.                                    7,649   39,388
    Boral, Ltd.                                             16,713   86,750
#   Bradken, Ltd.                                            1,584    8,455
    Brambles, Ltd.                                           2,871   25,993
    Brickworks, Ltd.                                           846   11,193
#   Cabcharge Australia, Ltd.                                1,019    5,051
    Caltex Australia, Ltd.                                   3,088   68,980
    Challenger, Ltd.                                         9,885   43,099
    Coca-Cola Amatil, Ltd.                                   1,741   27,350
    Commonwealth Bank of Australia                           3,519  268,221
    Computershare, Ltd.                                      2,217   22,838
    Credit Corp. Group, Ltd.                                 1,551   14,306
#   CSR, Ltd.                                               16,074   33,853
*   Dart Energy, Ltd.                                        1,696      106
#   David Jones, Ltd.                                        7,232   22,354
    Downer EDI, Ltd.                                         7,785   39,688
    DUET Group                                              18,845   48,025
#   DuluxGroup, Ltd.                                         2,763   13,450
#*  Elders, Ltd.                                             9,306      774
    Emeco Holdings, Ltd.                                    13,587    6,491
*   Energy World Corp., Ltd.                                12,801    4,251
    Envestra, Ltd.                                          24,469   26,610
#   Fairfax Media, Ltd.                                     35,852   24,184
    FKP Property Group                                       3,754    6,400
#   Flight Centre, Ltd.                                        646   25,576
*   Goodman Fielder, Ltd.                                   62,636   50,368

                                     1539

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
    GrainCorp, Ltd. Class A                                  2,948 $ 39,167
#   GUD Holdings, Ltd.                                       1,903   14,390
    GWA Group, Ltd.                                          5,833   15,678
#   Harvey Norman Holdings, Ltd.                            12,250   38,137
*   Hillgrove Resources, Ltd.                               75,521    5,866
    Hills Holdings, Ltd.                                     5,255    5,992
#   Iluka Resources, Ltd.                                    2,000   18,581
    Incitec Pivot, Ltd.                                     18,610   55,840
    Insurance Australia Group, Ltd.                         25,165  151,936
    IOOF Holdings, Ltd.                                      2,294   20,982
#   Iress, Ltd.                                              2,664   23,101
    James Hardie Industries P.L.C. Sponsored ADR               600   31,470
#   JB Hi-Fi, Ltd.                                             833   13,830
    Kingsgate Consolidated, Ltd.                               496    1,118
    Leighton Holdings, Ltd.                                    404    8,391
    Lend Lease Group                                         6,437   71,946
#   Macmahon Holdings, Ltd.                                 39,034    7,273
    Macquarie Group, Ltd.                                    3,881  157,886
    Melbourne IT, Ltd.                                       5,334   12,084
*   Metals X, Ltd.                                           2,482      296
#   Metcash, Ltd.                                            7,942   33,702
#   Mincor Resources NL                                      4,393    2,980
*   Mineral Deposits, Ltd.                                   3,452   10,746
#   Monadelphous Group, Ltd.                                 1,313   28,531
    Mount Gibson Iron, Ltd.                                  8,762    4,517
#   Myer Holdings, Ltd.                                      9,820   32,706
    National Australia Bank, Ltd.                           10,974  387,249
#   Navitas, Ltd.                                            5,275   29,604
    Newcrest Mining, Ltd.                                    1,601   28,047
    Nufarm, Ltd.                                             5,093   22,210
    Oil Search, Ltd.                                         2,655   20,484
    Orica, Ltd.                                              1,594   37,799
    Origin Energy, Ltd.                                      8,420  107,796
#   OZ Minerals, Ltd.                                        2,017    9,041
    Pacific Brands, Ltd.                                    16,041   14,315
#*  Paladin Energy, Ltd.                                     5,796    4,559
    Panoramic Resources, Ltd.                                3,668    1,121
#*  Peet, Ltd.                                               6,855   10,021
*   Perilya, Ltd.                                           55,058    8,581
    Perpetual, Ltd.                                            334   14,273
    PMP, Ltd.                                               15,111    3,819
    Premier Investments, Ltd.                                1,327   11,901
    Prime Aet&D Holdings No.1, Ltd                               1       --
    Programmed Maintenance Services, Ltd.                    2,001    5,001
#*  Qantas Airways, Ltd.                                    25,039   49,346
    QBE Insurance Group, Ltd.                                2,126   29,507
#*  Ramelius Resources, Ltd.                                23,490    4,893
#   RCR Tomlinson, Ltd.                                      7,109   16,665
    Reece Australia, Ltd.                                      772   18,620
    Resolute Mining, Ltd.                                   10,174   10,119
    Rio Tinto, Ltd.                                          1,280   74,493
*   Roc Oil Co., Ltd.                                       10,705    5,061

                                     1540

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRALIA -- (Continued)
#   SAI Global, Ltd.                                         5,683 $   20,768
    Salmat, Ltd.                                             4,935     10,387
    Santos, Ltd.                                             8,237    105,805
    Seek, Ltd.                                                 819      9,502
    Seven Group Holdings, Ltd.                               3,972     38,302
    Seven West Media, Ltd.                                   3,546      7,359
*   Shopping Centres Australasia Property Group                266        446
*   Silex Systems, Ltd.                                      1,790      5,048
#   Sims Metal Management, Ltd.                              2,982     29,914
    Southern Cross Media Group, Ltd.                        18,980     30,615
    Spark Infrastructure Group                               8,923     16,561
*   St Barbara, Ltd.                                         2,817      1,763
*   Straits Resources, Ltd.                                  6,014        188
    Suncorp Group, Ltd.                                     12,672    170,670
    Sunland Group, Ltd.                                      7,830     11,858
    Telstra Corp., Ltd.                                      7,576     39,128
*   Ten Network Holdings, Ltd.                              19,887      6,394
    Toll Holdings, Ltd.                                     12,022     71,122
    Transfield Services, Ltd.                               16,892     27,999
    Transurban Group                                         5,036     35,626
    UGL, Ltd.                                                2,473     25,812
    UXC, Ltd.                                                5,788      7,108
    Village Roadshow, Ltd.                                   1,430      7,707
*   Virgin Australia Holdings, Ltd.                         46,180     21,788
    Virgin Australia Holdings, Ltd. (B7L5734)               46,180        239
    Washington H Soul Pattinson & Co., Ltd.                    987     14,861
    Wesfarmers, Ltd.                                         5,008    225,301
    Westpac Banking Corp.                                    5,582    195,817
#   Westpac Banking Corp. Sponsored ADR                      1,800    315,144
#   Whitehaven Coal, Ltd.                                    1,338      2,708
    WHK Group, Ltd.                                          9,975      8,894
    Woodside Petroleum, Ltd.                                   671     26,178
    Woolworths, Ltd.                                         1,333     50,346
    WorleyParsons, Ltd.                                        511     12,081
                                                                   ----------
TOTAL AUSTRALIA                                                     5,352,806
                                                                   ----------
AUSTRIA -- (0.5%)
*   A-TEC Industries AG                                        464         --
    Agrana Beteiligungs AG                                     195     26,954
    Andritz AG                                                 480     31,259
*   Erste Group Bank AG                                      2,853     89,424
    IMMOFINANZ AG                                            2,759     11,281
#   Oesterreichische Post AG                                   380     16,851
    OMV AG                                                   1,301     61,114
#   Raiffeisen Bank International AG                           581     20,509
#   RHI AG                                                     422     13,941
    Schoeller-Bleckmann Oilfield Equipment AG                  121     11,836
    Telekom Austria AG                                       2,696     18,494
    Verbund AG                                                 290      6,349
    Vienna Insurance Group AG Wiener Versicherung Gruppe       762     40,351
    Voestalpine AG                                             975     30,572
    Wienerberger AG                                          1,876     23,124

                                     1541

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
AUSTRIA -- (Continued)
    Zumtobel AG                                               642  $  7,189
                                                                   --------
TOTAL AUSTRIA                                                       409,248
                                                                   --------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV                                 459    39,053
    Ageas                                                   3,685   134,938
    Banque Nationale de Belgique                                6    21,764
    Barco NV                                                  294    26,179
#   Belgacom SA                                               497    11,443
    Cie d'Entreprises CFE                                     220    13,392
    Cie Maritime Belge SA                                     293     5,771
    D'ieteren SA                                              477    21,975
    Delhaize Group SA Sponsored ADR                         1,100    68,761
    Elia System Operator SA                                   330    14,547
#*  Euronav NV                                                852     3,415
    EVS Broadcast Equipment SA                                132     8,943
    Exmar NV                                                  649     6,194
    KBC Groep NV                                            1,299    50,844
    Kinepolis Group NV                                        194    25,293
    Mobistar SA                                               266     6,342
    NV Bekaert SA                                             568    18,301
#   Nyrstar                                                 1,426     6,961
    Sipef SA                                                   98     7,695
    Solvay SA                                                 381    55,821
    Tessenderlo Chemie NV                                     948    26,803
#   Umicore SA                                                795    36,845
                                                                   --------
TOTAL BELGIUM                                                       611,280
                                                                   --------
CANADA -- (8.9%)
    Absolute Software Corp.                                   500     3,246
*   Advantage Oil & Gas, Ltd.                               4,612    18,266
    Aecon Group, Inc.                                         700     8,616
    AGF Management, Ltd. Class B                              962    10,981
    Agnico Eagle Mines, Ltd.                                  802    25,888
    Agrium, Inc.                                              800    73,334
#   Aimia, Inc.                                             2,960    46,716
#   Alamos Gold, Inc.                                       1,800    25,139
*   Alexco Resource Corp.                                   3,400     6,918
    Algonquin Power & Utilities Corp.                       3,600    28,444
    Alimentation Couche Tard, Inc. Class B                    400    24,303
    AltaGas, Ltd.                                             800    29,810
    Amerigo Resources, Ltd.                                 6,500     3,871
*   Angle Energy, Inc.                                      2,180     6,665
*   Antrim Energy, Inc.                                     3,100       523
#   ARC Resources, Ltd.                                     1,900    53,108
*   Argonaut Gold, Inc.                                       172     1,089
    Astral Media, Inc. Class A                                900    43,774
    Atco, Ltd. Class I                                        400    38,311
#   AuRico Gold, Inc.                                       2,609    13,415
#*  Ballard Power Systems, Inc.                             2,600     2,426
#   Bank of Montreal                                        3,935   246,814
    Bank of Nova Scotia                                     4,072   234,793

                                     1542

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Barrick Gold Corp. (067901108)                           1,805 $ 35,577
    Barrick Gold Corp. (2024644)                             2,100   41,398
#   Baytex Energy Corp.                                        400   15,806
#   BCE, Inc.                                                  118    5,527
#   Bell Aliant, Inc.                                          700   18,719
*   Bellatrix Exploration, Ltd.                                986    6,176
#*  Birchcliff Energy, Ltd.                                    900    7,057
#*  BlackPearl Resources, Inc.                               5,400   11,792
    Bombardier, Inc. Class B                                 7,800   30,969
#   Bonavista Energy Corp.                                   1,349   21,357
#   Brookfield Asset Management, Inc. Class A                1,100   42,463
#   Brookfield Office Properties, Inc.                       1,200   22,095
    CAE, Inc.                                                3,740   40,427
#   Calfrac Well Services, Ltd.                                720   18,289
    Cameco Corp.                                             3,700   72,131
    Canaccord Financial, Inc.                                1,669    9,528
    Canada Bread Co., Ltd.                                     400   21,547
#   Canadian Imperial Bank of Commerce                       1,527  122,121
#   Canadian National Railway Co.                              600   58,740
    Canadian Natural Resources, Ltd.                         4,200  123,192
    Canadian Oil Sands, Ltd.                                   640   12,572
    Canadian Pacific Railway, Ltd.                             400   49,853
#   Canadian Tire Corp., Ltd. Class A                          900   66,286
#   Canadian Utilities, Ltd. Class A                           300   24,692
    Canadian Western Bank                                    1,200   33,899
*   Canam Group, Inc. Class A                                1,300   12,388
*   Canfor Corp.                                               830   17,334
    Capital Power Corp.                                      1,079   23,573
    Cascades, Inc.                                           2,400   11,721
*   Catalyst Paper Corp                                     11,600       --
    CCL Industries, Inc. Class B                               700   43,746
*   Celestica, Inc.                                          5,200   44,905
    Cenovus Energy, Inc.                                     1,090   32,620
    Centerra Gold, Inc.                                      1,057    4,417
*   CGI Group, Inc. Class A                                    900   28,498
*   Chinook Energy, Inc.                                        61       73
    CI Financial Corp.                                         600   16,801
#   Cineplex, Inc.                                             300   10,196
    Clarke, Inc.                                             1,100    4,750
    Cogeco Cable, Inc.                                         200    8,902
*   Connacher Oil and Gas, Ltd.                              5,200      630
#*  Corridor Resources, Inc.                                   500      303
#   Corus Entertainment, Inc. Class B                        1,500   36,836
    Cott Corp.                                                 300    3,296
#   Crescent Point Energy Corp.                                500   19,098
*   Crew Energy, Inc.                                        1,200    8,326
#   Davis + Henderson Corp.                                    584   13,646
#*  Denison Mines Corp.                                      4,500    5,583
#   Dollarama, Inc.                                            350   25,639
*   Dominion Diamond Corp.                                     500    7,926
    Dorel Industries, Inc. Class B                             500   21,589
#*  DragonWave, Inc.                                         1,657    3,257

                                     1543

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
#*  Dundee Precious Metals, Inc.                             2,800 $ 17,954
    E-L Financial Corp., Ltd.                                   34   18,151
*   Eastern Platinum, Ltd.                                  16,800    1,501
    Eldorado Gold Corp.                                      3,104   24,556
#   Emera, Inc.                                                100    3,663
    Empire Co., Ltd.                                           300   20,398
#   Enbridge Income Fund Holdings, Inc.                        500   12,308
#   Enbridge, Inc.                                           1,248   59,387
    Encana Corp.                                             3,890   71,703
    Enerflex, Ltd.                                             600    8,278
*   Energy Fuels, Inc.                                       4,977      642
    Enerplus Corp. (292766102)                                 131    1,847
#   Enerplus Corp. (B584T89)                                 1,585   22,372
    Ensign Energy Services, Inc.                             2,800   47,137
    Equitable Group, Inc.                                      500   19,157
    Fairfax Financial Holdings, Ltd.                           200   80,232
    Finning International, Inc.                                800   17,263
    First Capital Realty, Inc.                                 100    1,932
    First Quantum Minerals, Ltd.                             3,111   54,313
#*  FirstService Corp.                                         400   13,233
#   Fortis, Inc.                                               900   31,222
    Genivar, Inc.                                              300    7,445
    Genworth MI Canada, Inc.                                   289    7,186
    George Weston, Ltd.                                        400   30,814
#   Gildan Activewear, Inc.                                  1,409   56,656
    Goldcorp, Inc.                                           3,938  116,563
#*  Golden Star Resources, Ltd.                              8,100    8,764
*   Gran Tierra Energy, Inc.                                 2,679   14,891
    Granite REIT                                               605   24,003
    Great-West Lifeco, Inc.                                  1,400   38,021
    Home Capital Group, Inc.                                   400   22,949
    HudBay Minerals, Inc.                                    2,300   18,264
#   Husky Energy, Inc.                                       1,600   46,247
    IAMGOLD Corp. (450913108)                                  326    1,751
    IAMGOLD Corp. (2446646)                                  2,605   13,989
    IGM Financial, Inc.                                        400   17,823
#*  Imax Corp.                                                 200    5,112
*   Imperial Metals Corp.                                    2,300   28,469
    Imperial Oil, Ltd.                                         600   23,870
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   1,873   69,198
    Intact Financial Corp.                                     600   36,568
*   International Forest Products, Ltd. Class A              2,000   20,646
#   International Minerals Corp.                               500    1,464
*   Ivanhoe Energy, Inc.                                     1,298    1,688
#*  Jaguar Mining, Inc.                                      3,400    1,552
    Just Energy Group, Inc.                                  2,100   14,091
*   Kelt Exploration, Ltd.                                     700    5,107
#   Killam Properties, Inc.                                  1,172   14,739
*   Kingsway Financial Services, Inc.                          425    1,565
    Kinross Gold Corp.                                       5,881   32,048
*   Kirkland Lake Gold, Inc.                                   500    1,677
    Laurentian Bank of Canada                                  400   17,553

                                     1544

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
*   Legacy Oil + Gas, Inc.                                   2,637 $ 13,925
    Leon's Furniture, Ltd.                                     400    5,304
    Linamar Corp.                                            1,500   35,510
#   Liquor Stores N.A., Ltd.                                   758   13,415
    Loblaw Cos., Ltd.                                        1,300   55,164
*   Long Run Exploration, Ltd.                                 625    2,693
*   Lundin Mining Corp.                                      9,000   35,376
    MacDonald Dettwiler & Associates, Ltd.                     366   26,437
    Magna International, Inc.                                2,400  144,364
    Major Drilling Group International                         900    6,727
    Manitoba Telecom Services, Inc.                            500   16,209
    Manulife Financial Corp.                                10,200  150,755
    Maple Leaf Foods, Inc.                                   2,300   30,409
#*  Martinrea International, Inc.                            3,400   28,788
*   Maxim Power Corp.                                        1,600    4,288
*   MEG Energy Corp.                                           243    6,951
*   Mega Uranium, Ltd.                                       1,500      171
#   Methanex Corp.                                           2,179   92,355
#   Metro, Inc.                                              1,000   67,815
#   Morneau Shepell, Inc.                                      111    1,466
#   Mullen Group, Ltd.                                         200    4,340
    National Bank of Canada                                  1,200   90,704
*   New Gold, Inc.                                           1,500   11,970
    Niko Resources, Ltd.                                       200    1,322
*   Norbord, Inc.                                              330   11,006
#*  North American Palladium, Ltd.                           2,000    2,720
#   Northland Power, Inc.                                    1,200   23,287
*   NuVista Energy, Ltd.                                       600    4,360
#*  OceanaGold Corp.                                         6,600   14,282
*   Open Text Corp.                                            600   39,206
*   Osisko Mining Corp.                                      1,659    6,999
    Pacific Rubiales Energy Corp.                            1,900   40,171
    Pan American Silver Corp. (697900108)                      205    2,706
    Pan American Silver Corp. (2669272)                      1,530   20,125
*   Paramount Resources, Ltd. Class A                          600   21,470
#   Pason Systems, Inc.                                        300    5,137
#   Pembina Pipeline Corp.                                     300    9,848
#   Pengrowth Energy Corp.                                   4,900   24,998
#   Penn West Petroleum, Ltd.                                4,010   37,017
#   PetroBakken Energy, Ltd.                                 1,973   16,838
*   Petrobank Energy & Resources, Ltd.                         500      337
#   Petrominerales, Ltd.                                       681    3,758
    Peyto Exploration & Development Corp.                      217    6,244
*   Pilot Gold, Inc.                                           333      433
#   Poseidon Concepts Corp.                                  2,652      711
    Potash Corp. of Saskatchewan, Inc.                         900   37,878
    Precision Drilling Corp. (74022D308)                     3,099   25,102
    Precision Drilling Corp. (B5YPLH9)                       2,400   19,463
    Premium Brands Holdings Corp.                              700   13,028
#   Progressive Waste Solutions, Ltd.                        1,163   25,916
    Quebecor, Inc. Class B                                   1,200   55,864
*   Ram Power Corp.                                          9,500    1,886

                                     1545

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Reitmans Canada, Ltd. Class A                             500  $  4,392
#*  Research In Motion, Ltd. (760975102)                    1,361    22,171
#*  Research In Motion, Ltd. (2117265)                      3,458    56,635
    Rogers Communications, Inc. Class B                       600    29,594
    Rogers Sugar, Inc.                                        100       622
    RONA, Inc.                                              3,000    31,267
    Royal Bank of Canada                                    5,951   359,027
#   Russel Metals, Inc.                                     1,600    43,278
#*  Santonia Energy, Inc.                                   1,000     1,449
    Saputo, Inc.                                              600    30,892
#   Savanna Energy Services Corp.                           1,200     8,397
    Secure Energy Services, Inc.                              840    10,831
#   SEMAFO, Inc.                                            4,000     7,583
    Shaw Communications, Inc. Class B                         700    15,925
    ShawCor, Ltd.                                           1,000    40,171
    Sherritt International Corp.                            3,700    17,298
*   Shore Gold, Inc.                                        5,600     1,001
*   Sierra Wireless, Inc.                                     900     9,952
*   Silver Standard Resources, Inc.                           400     2,871
    Silver Wheaton Corp.                                    1,000    24,448
    SNC-Lavalin Group, Inc.                                   600    25,895
#*  Southern Pacific Resource Corp.                           600       393
    Sprott Resource Corp.                                     700     2,995
    Sprott Resource Lending Corp.                           1,100     1,518
    Stantec, Inc.                                             500    21,381
#   Student Transportation, Inc.                            1,627    10,530
    Suncor Energy, Inc.                                     8,501   265,042
*   SunOpta, Inc.                                             300     2,174
    Talisman Energy, Inc.                                   7,200    86,333
*   Taseko Mines, Ltd.                                      4,300    10,116
    Teck Resources, Ltd. Class B                            2,837    75,469
#   TELUS Corp.                                               712    25,619
*   Teranga Gold Corp.                                      6,408     5,441
#*  Thompson Creek Metals Co., Inc.                         1,300     3,884
    Thomson Reuters Corp.                                   2,357    78,960
    Tim Hortons, Inc.                                         400    21,671
    Toromont Industries, Ltd.                                 600    13,221
    Toronto-Dominion Bank (The)                             4,400   360,709
    Torstar Corp. Class B                                     500     3,365
#   TransAlta Corp.                                         2,300    33,811
#   TransCanada Corp.                                       3,265   161,848
    Transcontinental, Inc. Class A                          1,600    20,599
    TransForce, Inc.                                          100     1,973
*   TransGlobe Energy Corp.                                   400     3,168
#   Trican Well Service, Ltd.                               2,600    33,963
    Trinidad Drilling, Ltd.                                 2,300    15,707
#*  Turquoise Hill Resources, Ltd.                          1,725    12,157
#   Twin Butte Energy, Ltd.                                 4,316     9,554
*   Uex Corp.                                                 300       138
    Uni-Select, Inc.                                          300     6,164
#*  Uranium One, Inc.                                       7,700    21,401
#   Veresen, Inc.                                           1,400    18,732

                                     1546

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
#   Vermilion Energy, Inc.                                    200  $   10,264
*   Wesdome Gold Mines, Ltd.                                8,700       4,663
    West Fraser Timber Co., Ltd.                              600      52,386
#   Whitecap Resources, Inc.                                  764       7,841
#   Wi-Lan, Inc.                                            2,661      10,512
    Winpak, Ltd.                                            1,142      21,243
    Yamana Gold, Inc.                                       3,188      39,460
                                                                   ----------
TOTAL CANADA                                                        7,028,030
                                                                   ----------
CHINA -- (0.0%)
*   Hanfeng Evergreen, Inc.                                 1,400       1,973
                                                                   ----------
DENMARK -- (0.7%)
*   Alm Brand A.S.                                          3,000      10,815
    AP Moeller - Maersk A.S. Class A                            2      13,689
    AP Moeller - Maersk A.S. Class B                            8      56,968
*   Auriga Industries Class B                                 600      15,627
#*  Bang & Olufsen A.S.                                       670       5,594
    Chr Hansen Holding A.S.                                   248       8,949
#   D/S Norden A.S.                                           429      13,279
*   Danske Bank A.S.                                        3,980      75,369
    DSV A.S.                                                  634      15,970
#*  East Asiatic Co., Ltd. A.S.                               400       7,001
#   FLSmidth & Co. A.S.                                       581      33,863
*   Jyske Bank A.S.                                         1,537      59,881
    NKT Holding A.S.                                          350      12,933
    Novozymes A.S. Class B                                    750      25,958
    Pandora A.S.                                              829      25,365
    Ringkjoebing Landbobank A.S.                               78      12,829
    Rockwool International A.S. Class B                        60       7,940
    Schouw & Co.                                              300       9,935
    SimCorp A.S.                                               60      17,539
#   Solar A.S. Class B                                        125       6,277
*   Spar Nord Bank A.S.                                     1,200       7,726
*   Sydbank A.S.                                            1,000      22,815
    TDC A.S.                                                2,679      21,740
*   Topdanmark A.S.                                         1,550      39,789
    Tryg A.S.                                                 193      16,728
    United International Enterprises                           32       5,569
#*  Vestas Wind Systems A.S.                                  350       3,045
*   Vestjysk Bank A.S.                                        250         365
                                                                   ----------
TOTAL DENMARK                                                         553,558
                                                                   ----------
FINLAND -- (1.4%)
#   Ahlstrom Oyj                                              445       6,747
    Alma Media Oyj                                          1,213       5,495
    Amer Sports Oyj                                         2,045      34,843
#   Atria P.L.C.                                              595       5,096
#   Cargotec Oyj                                              426      12,719
    Cramo Oyj                                                 564       7,445
#   Elisa Oyj                                               2,250      42,678
    Finnair Oyj                                             1,332       4,386

                                     1547

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
FINLAND -- (Continued)
    Fiskars Oyj Abp                                            531 $   11,824
    Fortum Oyj                                               1,833     34,071
#   Huhtamaki Oyj                                            1,038     19,458
    Kemira Oyj                                               1,641     24,846
#   Kesko Oyj Class B                                        1,158     34,768
    Kone Oyj Class B                                           669     59,132
#   Konecranes Oyj                                             758     27,567
    Lassila & Tikanoja Oyj                                     596     10,555
#   Metsa Board Oyj                                          1,433      4,462
    Metso Oyj Sponsored ADR                                    700     28,721
    Neste Oil Oyj                                            2,609     40,742
#   Nokia Oyj                                               16,023     53,832
#   Nokia Oyj Sponsored ADR                                  5,300     17,914
    Nokian Renkaat Oyj                                         403     17,506
#*  Outokumpu Oyj                                           29,720     20,757
    Pohjola Bank P.L.C. Class A                              2,735     46,559
*   Poyry Oyj                                                  726      4,256
    Raisio P.L.C. Class V                                    7,337     31,403
    Ramirent Oyj                                             1,350     13,392
    Rautaruukki Oyj                                          1,270      8,216
*   Ruukki Group Oyj                                         3,453      1,856
    Sampo Class A                                            3,883    155,378
#   Sanoma Oyj                                               2,100     17,237
    Stockmann Oyj Abp (5462371)                              1,273     19,583
#   Stockmann Oyj Abp (5462393)                                646      9,367
    Stora Enso Oyj Sponsored ADR                             9,200     63,296
    Tieto Oyj                                                1,055     22,627
#   Tikkurila Oyj                                              410      8,807
    UPM-Kymmene Oyj                                          1,452     15,286
    UPM-Kymmene Oyj Sponsored ADR                            7,100     74,124
#   Uponor Oyj                                                 782     11,585
    Vaisala Oyj Class A                                        214      5,826
#   Wartsila Oyj Abp                                         1,126     55,369
    YIT Oyj                                                  1,551     29,362
                                                                   ----------
TOTAL FINLAND                                                       1,119,093
                                                                   ----------
FRANCE -- (6.3%)
#   Accor SA                                                 1,049     34,734
    Aeroports de Paris                                         265     23,985
*   Air France-KLM                                           4,185     42,391
    Air Liquide SA                                             518     65,641
#*  Alcatel-Lucent                                          32,112     44,226
*   Alcatel-Lucent Sponsored ADR                             4,700      6,439
    Alstom SA                                                  858     35,236
    Alten SA                                                   785     28,326
#*  Altran Technologies SA                                   3,293     25,924
#   April                                                      199      3,210
    Arkema SA                                                  901     84,467
    Assystem                                                   430      9,143
    AtoS                                                       753     52,457
#   AXA SA                                                   3,255     60,955
    AXA SA Sponsored ADR                                     4,900     91,385

                                     1548

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
FRANCE -- (Continued)
    BNP Paribas SA                                          5,385  $300,256
    Bollore SA                                                 75    31,616
    Bonduelle S.C.A.                                        1,068    27,230
    Bongrain SA                                               259    17,550
    Bourbon SA                                                771    21,053
#   Bouygues SA                                             2,119    59,211
    Cap Gemini SA                                           1,878    86,587
    Carrefour SA                                            1,384    41,104
#   Casino Guichard Perrachon SA                              525    56,786
    Cegid Group                                               257     5,230
    Christian Dior SA                                          70    12,218
    Cie de St-Gobain                                        3,037   121,629
    Cie Generale de Geophysique - Veritas Sponsored ADR     3,000    64,050
    Cie Generale des Etablissements Michelin                1,772   149,844
    Ciments Francais SA                                       162     8,848
*   Club Mediterranee SA                                      316     5,371
#   CNP Assurances                                          1,607    22,777
*   Credit Agricole SA                                      7,316    67,020
    Danone SA                                                 787    60,023
    Dassault Systemes SA                                      280    34,182
*   Derichebourg SA                                         2,685    10,896
    Edenred                                                   877    29,216
    Eiffage SA                                                799    35,434
    Electricite de France SA                                  694    15,537
    Eramet                                                     65     6,976
    Esso SA Francaise                                          76     4,763
    Etablissements Maurel et Prom                           1,811    30,865
    Euler Hermes SA                                           391    37,388
*   Euro Disney SCA                                           810     5,187
    European Aeronautic Defence and Space Co. NV              528    27,895
    Eutelsat Communications SA                                458    16,549
    Faurecia                                                  660    12,302
*   Fimalac                                                    48     2,566
    France Telecom SA Sponsored ADR                         7,400    78,958
#   GDF Suez                                                7,206   154,499
*   Gemalto NV                                                450    36,784
    Groupe Eurotunnel SA                                    8,534    71,500
#   Groupe Steria SCA                                         727    10,749
    Havas SA                                                6,503    39,693
    Hermes International                                       58    19,586
    Imerys SA                                                 535    35,225
#   Ingenico                                                  449    30,163
    IPSOS                                                     330    11,068
    JCDecaux SA                                               360     9,905
    L'Oreal SA                                                377    67,291
    Lafarge SA                                                439    28,420
    Lafarge SA Sponsored ADR                                5,400    87,480
    Lagardere SCA                                           2,488    92,474
    Legrand SA                                                952    44,428
    Manitou BF SA                                             989    14,204
    Mersen                                                    561    12,979
    Metropole Television SA                                 1,252    20,978

                                     1549

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
FRANCE -- (Continued)
    Natixis                                                 10,111 $   44,321
#   Neopost SA                                                 479     31,574
#   Nexans SA                                                  414     19,023
    Nexity SA                                                  478     17,203
    Norbert Dentressangle SA                                   187     14,522
    NRJ Group                                                  928      7,013
#*  PagesJaunes Groupe                                       1,400      2,957
#*  Peugeot SA                                               1,738     13,913
#   Pierre & Vacances SA                                       114      2,151
    Plastic Omnium SA                                        1,116     54,535
    PPR                                                        616    135,687
    Publicis Groupe SA ADR                                   2,600     45,292
    Rallye SA                                                  367     14,531
    Renault SA                                               1,887    130,231
    Rexel SA                                                 1,915     42,178
    Rubis SCA                                                  411     26,431
    Sa des Ciments Vicat                                       188     11,149
    Safran SA                                                1,095     53,825
    Saft Groupe SA                                             295      7,259
    Schneider Electric SA                                    1,614    123,046
#   SCOR SE                                                  3,048     92,506
    SEB SA                                                     276     20,012
    Sechilienne-Sidec                                          191      3,524
*   Sequana SA                                                 218      1,615
    Societe BIC SA                                             279     29,753
*   Societe Generale SA                                      4,258    154,680
#   Societe Television Francaise 1                           1,498     15,827
    Sodexo                                                     118      9,868
#*  SOITEC                                                   1,246      4,515
    Somfy SA                                                    74     16,347
    Stef                                                       282     14,740
    STMicroelectronics NV (861012102)                        6,800     59,024
    STMicroelectronics NV (5962332)                          2,176     18,933
    Suez Environnement Co.                                   1,699     24,383
*   Technicolor SA                                           1,546      6,444
    Technip SA ADR                                           1,900     51,186
    Teleperformance                                            805     35,403
    Thales SA                                                  513     22,291
    Total SA Sponsored ADR                                   6,258    314,402
*   UBISOFT Entertainment                                    1,606     17,943
    Valeo SA                                                   790     45,958
    Vallourec SA                                               754     36,188
    Veolia Environnement SA ADR                                635      8,750
    Vilmorin & Cie                                             194     24,815
    Vinci SA                                                 1,489     71,780
    Vivendi SA                                               6,415    145,310
    Zodiac Aerospace                                           352     44,162
                                                                   ----------
TOTAL FRANCE                                                        4,990,262
                                                                   ----------
GERMANY -- (5.3%)
*   Aareal Bank AG                                             765     18,437
    Adidas AG                                                  795     83,131

                                     1550

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
GERMANY -- (Continued)
    Aixtron SE NA Sponsored ADR                                300 $  4,308
    Allianz SE                                               2,476  366,251
    Aurubis AG                                                 613   38,672
#   Axel Springer AG                                           675   28,484
#   BASF SE                                                  1,274  119,262
#   Bauer AG                                                   343    9,842
    Bayerische Motoren Werke AG                              1,632  150,911
    Bechtle AG                                                 202    8,957
    Beiersdorf AG                                              364   32,972
    Bilfinger SE                                               761   76,381
    Brenntag AG                                                109   18,613
    Comdirect Bank AG                                        1,445   15,321
#*  Commerzbank AG                                           3,529   47,625
*   Constantin Medien AG                                     1,864    3,802
    Continental AG                                             461   54,835
    Daimler AG                                               4,832  267,910
    Deutsche Bank AG (5750355)                                 462   21,267
    Deutsche Bank AG (D18190898)                             4,600  211,830
    Deutsche Boerse AG                                         826   51,622
    Deutsche Lufthansa AG                                    2,937   58,806
    Deutsche Post AG                                         5,606  133,260
    Deutsche Telekom AG                                     15,245  180,564
    Deutsche Wohnen AG                                         840   14,814
*   Deutz AG                                                 2,362   12,801
#   E.ON SE                                                    720   13,076
    E.ON SE Sponsored ADR                                    8,830  160,706
    ElringKlinger AG                                           969   31,690
    Fielmann AG                                                139   13,414
    Fraport AG Frankfurt Airport Services Worldwide            799   47,806
    Freenet AG                                               1,764   43,981
    Fuchs Petrolub AG                                          215   16,384
    GEA Group AG                                               911   30,870
    GFK SE                                                     297   16,946
#   Gildemeister AG                                            470   10,628
    Grenkeleasing AG                                           247   19,817
    Hannover Rueckversicherung SE                              675   57,109
    HeidelbergCement AG                                      1,211   87,420
#*  Heidelberger Druckmaschinen AG                           4,410    9,693
    Henkel AG & Co. KGaA                                       266   20,850
*   Hochtief AG                                                402   27,970
    Indus Holding AG                                           565   18,591
    Infineon Technologies AG ADR                             4,980   39,392
#*  IVG Immobilien AG                                        4,240    3,576
    Jenoptik AG                                                847    9,735
    K+S AG                                                     817   36,169
    Kabel Deutschland Holding AG                               599   56,863
*   Kloeckner & Co. SE                                       2,316   28,034
    Kontron AG                                               1,112    6,039
    Krones AG                                                  229   15,951
#*  KUKA AG                                                    521   23,588
    KWS Saat AG                                                 62   23,303
    Lanxess AG                                                 735   53,678

                                     1551

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (Continued)
#   Leoni AG                                                   483 $   21,849
    Linde AG                                                   393     74,412
    MAN SE                                                     252     28,273
    Metro AG                                                   663     20,708
    MLP AG                                                     505      3,588
    MTU Aero Engines Holding AG                                322     30,502
#   Muenchener Rueckversicherungs AG                         1,116    223,542
    MVV Energie AG                                             213      6,299
#*  Nordex SE                                                  312      2,351
#*  Praktiker AG                                             6,271      9,157
    Puma SE                                                     28      8,682
    Rational AG                                                 59     18,316
    Rheinmetall AG                                             925     43,924
    RWE AG                                                   2,389     86,098
    Salzgitter AG                                              919     36,173
    SAP AG Sponsored ADR                                     1,200     95,820
#   SGL Carbon SE                                              525     17,956
    Siemens AG                                               1,956    204,377
#*  Singulus Technologies AG                                 2,333      3,883
#*  Sky Deutschland AG                                       6,216     35,665
#   Solarworld AG                                              399        369
    Suedzucker AG                                              686     27,675
    Symrise AG                                               1,144     48,899
    TAG Immobilien AG                                        1,284     15,568
*   ThyssenKrupp AG                                          2,461     44,615
*   TUI AG                                                   2,519     26,750
    United Internet AG                                       1,164     31,960
    Volkswagen AG                                              192     37,409
    Vossloh AG                                                  60      6,562
#   Wacker Chemie AG                                           142     10,868
    Wincor Nixdorf AG                                          382     20,149
                                                                   ----------
TOTAL GERMANY                                                       4,196,356
                                                                   ----------
GREECE -- (0.3%)
*   Alpha Bank AE                                            8,245     10,526
    Athens Water Supply & Sewage Co. SA (The)                  690      5,178
    Bank of Greece                                             518      9,194
*   Ellaktor SA                                              4,143     11,307
*   Folli Follie Group                                         300      6,294
*   Fourlis Holdings SA                                        501      1,374
*   Frigoglass SA                                              702      4,672
*   GEK Terna Holding Real Estate Construction SA            1,957      5,254
    Hellenic Exchanges SA Holding Clearing Settlement and
      Registry                                                 626      4,199
    Hellenic Petroleum SA                                    3,652     40,399
*   Hellenic Telecommunications Organization SA              1,098      9,585
    JUMBO SA                                                   839      7,925
*   Marfin Investment Group Holdings SA                     22,347      9,844
    Metka SA                                                   797     12,109
    Motor Oil Hellas Corinth Refineries SA                     491      5,443
*   Mytilineos Holdings SA                                   3,029     18,870
*   National Bank of Greece SA                               6,310      5,426
*   National Bank of Greece SA ADR                           5,116      4,610

                                     1552

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
GREECE -- (Continued)
*   Piraeus Bank SA                                          28,240 $  7,927
*   Proton Bank SA                                            2,311       --
*   Public Power Corp. SA                                       802    7,794
*   T Bank SA                                                 8,910       --
*   Titan Cement Co. SA                                       1,951   36,368
*   TT Hellenic Postbank SA                                   3,006      665
*   Viohalco Hellenic Copper and Aluminum Industry SA         1,602    9,834
                                                                    --------
TOTAL GREECE                                                         234,797
                                                                    --------
HONG KONG -- (2.2%)
    Allied Properties HK, Ltd.                               85,888   13,524
    Associated International Hotels, Ltd.                     6,000   16,726
    Bank of East Asia, Ltd.                                   6,464   26,675
    Cafe de Coral Holdings, Ltd.                             10,000   31,778
    Cathay Pacific Airways, Ltd.                             12,000   21,151
    Cheung Kong Holdings, Ltd.                                8,000  120,940
    Cheung Kong Infrastructure Holdings, Ltd.                 2,000   14,524
*   China Billion Resources, Ltd.                           112,480       --
*   China Energy Development Holdings, Ltd.                 176,000    2,499
    Chong Hing Bank, Ltd.                                     2,000    5,315
    Chow Sang Sang Holdings International, Ltd.               5,000   13,561
*   Chuang's Consortium International, Ltd.                  93,642   11,963
    CLP Holdings, Ltd.                                        5,000   44,102
    Dah Sing Financial Holdings, Ltd.                         4,050   21,295
    Esprit Holdings, Ltd.                                    10,600   14,907
#   Far East Consortium International Ltd/HK                 37,000   11,858
    First Pacific Co., Ltd.                                  33,600   46,622
#*  Foxconn International Holdings, Ltd.                     55,000   21,267
*   G-Resources Group, Ltd.                                 114,000    5,371
    Get Nice Holdings, Ltd.                                 176,000    8,177
#   Giordano International, Ltd.                             20,000   20,099
    Guangnan Holdings, Ltd.                                  40,000    4,643
    Hang Lung Group, Ltd.                                     8,000   47,226
    Hang Lung Properties, Ltd.                               11,000   42,689
    Hang Seng Bank, Ltd.                                      1,400   23,469
    Henderson Land Development Co., Ltd.                     10,060   73,196
    Hong Kong & China Gas Co., Ltd.                           2,200    6,641
#   Hong Kong Exchanges and Clearing, Ltd.                    2,400   40,446
    Hongkong & Shanghai Hotels (The)                         11,096   18,052
    Hopewell Holdings, Ltd.                                  10,500   40,507
    Hutchison Telecommunications Hong Kong Holdings, Ltd.    15,000    7,970
    Hysan Development Co., Ltd.                               2,000    9,920
    Johnson Electric Holdings, Ltd.                          37,500   25,500
    Kerry Properties, Ltd.                                    5,500   25,027
    Kowloon Development Co., Ltd.                            10,000   13,190
*   Lai Sun Development                                     143,000    4,306
#   Li & Fung, Ltd.                                           8,000   10,362
    Lifestyle International Holdings, Ltd.                    4,500    9,928
    MTR Corp., Ltd.                                           7,053   29,114
    New World Development Co., Ltd.                          26,889   46,796
    NWS Holdings, Ltd.                                       21,649   38,707
    Orient Overseas International, Ltd.                       6,000   35,713

                                     1553

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
HONG KONG -- (Continued)
    Pacific Basin Shipping, Ltd.                            14,000 $    8,009
    PCCW, Ltd.                                              34,000     17,237
    Pico Far East Holdings, Ltd.                            14,000      5,091
    Power Assets Holdings, Ltd.                              3,500     34,226
    Regal Hotels International Holdings, Ltd.               24,600     11,427
    Shangri-La Asia, Ltd.                                   17,500     33,950
    Shun Tak Holdings, Ltd.                                 27,500     14,483
    Singamas Container Holdings, Ltd.                       42,000     10,317
    Sino Land Co., Ltd.                                     30,800     50,836
    SmarTone Telecommunications Holdings, Ltd.               2,500      4,460
    SOCAM Development, Ltd.                                  4,000      5,775
    Sun Hung Kai & Co., Ltd.                                11,619      8,131
    Sun Hung Kai Properties, Ltd.                            9,000    130,257
*   Superb Summit International Group, Ltd.                 71,000      2,975
    TAI Cheung Holdings                                     23,000     18,377
    Techtronic Industries Co.                               22,000     52,721
    Television Broadcasts, Ltd.                              4,000     30,089
    Transport International Holdings, Ltd.                   4,000      9,029
    Varitronix International, Ltd.                          17,000     12,026
    Victory City International Holdings, Ltd.               14,000      2,205
#   VTech Holdings, Ltd.                                     2,200     28,031
    Wharf Holdings, Ltd.                                     8,625     77,151
    Wheelock & Co., Ltd.                                    13,000     72,694
    Wing Hang Bank, Ltd.                                     2,000     21,064
    Yue Yuen Industrial Holdings, Ltd.                       9,500     32,924
                                                                   ----------
TOTAL HONG KONG                                                     1,719,241
                                                                   ----------
IRELAND -- (0.4%)
    Aer Lingus Group P.L.C.                                  4,388      7,974
*   Bank of Ireland                                          1,591        354
*   Bank of Ireland Sponsored ADR                              330      3,006
    CRH P.L.C.                                               3,628     78,124
    CRH P.L.C. Sponsored ADR                                 3,300     70,983
    DCC P.L.C.                                               1,532     56,039
    Dragon Oil P.L.C.                                        4,125     40,073
    Glanbia P.L.C.                                             263      3,523
*   Independent News & Media P.L.C.                          1,139         59
    Kerry Group P.L.C. Class A (0490656)                       667     39,460
    Kerry Group P.L.C. Class A (4519579)                       286     16,886
    Kingspan Group P.L.C. (0492793)                          1,183     14,300
    Kingspan Group P.L.C. (4491235)                          1,108     13,376
                                                                   ----------
TOTAL IRELAND                                                         344,157
                                                                   ----------
ISRAEL -- (0.3%)
*   Africa Israel Investments, Ltd.                          1,269      3,081
*   AudioCodes, Ltd.                                           614      2,439
    Azrieli Group                                              230      6,641
*   Bank Hapoalim BM                                         9,177     42,689
*   Bank Leumi Le-Israel BM                                 10,766     38,267
    Bezeq The Israeli Telecommunication Corp., Ltd.          5,997      8,711
    Elbit Systems, Ltd.                                        230      9,601
    Israel Chemicals, Ltd.                                   1,084     12,918

                                     1554

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
ISRAEL -- (Continued)
*   Israel Discount Bank, Ltd. Class A                      20,541 $ 34,533
    Ituran Location and Control, Ltd.                          538    8,662
*   Kardan Yazamut                                           1,340       85
*   Mellanox Technologies, Ltd.                                437   22,893
*   Menorah Mivtachim Holdings, Ltd.                           894    9,535
    Migdal Insurance & Financial Holding, Ltd.               7,718   12,658
*   Mizrahi Tefahot Bank, Ltd.                               2,222   22,732
*   NICE Systems, Ltd. Sponsored ADR                           263    9,329
*   Oil Refineries, Ltd.                                     6,074    3,180
*   Ormat Industries                                           270    1,604
*   Paz Oil Co., Ltd.                                           43    6,710
    Phoenix Holdings, Ltd. (The)                             1,952    5,948
*   Union Bank of Israel                                     1,193    4,543
                                                                   --------
TOTAL ISRAEL                                                        266,759
                                                                   --------
ITALY -- (2.1%)
    A2A SpA                                                  7,105    5,593
    ACEA SpA                                                 1,354    9,272
*   Arnoldo Mondadori Editore SpA                            1,773    2,359
    Assicurazioni Generali SpA                               3,345   61,433
    Atlantia SpA                                             1,964   35,104
    Autogrill SpA                                            1,015   13,144
    Azimut Holding SpA                                       1,386   25,795
#   Banca Carige SpA                                        17,321   12,608
#*  Banca Monte dei Paschi di Siena SpA                     21,946    6,193
    Banca Piccolo Credito Valtellinese Scarl                 4,872    6,100
    Banca Popolare dell'Emilia Romagna S.c.r.l.              3,057   25,925
*   Banca Popolare dell'Etruria e del Lazio                    424      967
#*  Banca Popolare di Milano Scarl                          75,800   50,760
    Banca Popolare di Sondrio SCARL                          4,779   27,739
*   Banco Popolare                                           9,475   13,687
    Brembo SpA                                               1,796   29,419
    Buzzi Unicem SpA                                         1,314   20,122
    Cementir Holding SpA                                     2,563    7,223
    CIR-Compagnie Industriali Riunite SpA                    7,131    8,245
    Credito Emiliano SpA                                     1,807   10,342
    De'Longhi SpA                                            2,136   32,416
    Enel Green Power SpA                                     4,324    9,224
    Enel SpA                                                13,248   51,235
    Eni SpA Sponsored ADR                                    3,700  176,897
    ERG SpA                                                  1,082   10,373
    Esprinet SpA                                             2,121   10,316
    Fiat Industrial SpA                                      2,621   29,597
*   Fiat SpA                                                12,367   74,108
*   Fiat SpA Sponsored ADR                                   1,600    9,696
*   Finmeccanica SpA                                         6,992   36,422
#*  Fondiaria-Sai SpA                                        4,807    9,811
#   Geox SpA                                                   852    2,585
    Gruppo Editoriale L'Espresso SpA                         3,978    4,145
    Hera SpA                                                14,415   29,358
    IMMSI SpA                                                4,196    2,524
    Interpump Group SpA                                      1,758   15,481

                                     1555

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
ITALY -- (Continued)
    Intesa Sanpaolo SpA                                     47,466 $   86,204
    Iren SpA                                                 8,189      8,364
#   Italcementi SpA                                          1,415      8,785
*   Italmobiliare SpA                                          246      5,018
    Luxottica Group SpA Sponsored ADR                          600     31,068
    Mediaset SpA                                            11,064     28,649
    Mediobanca SpA                                           6,902     43,929
    Mediolanum SpA                                           2,157     14,535
*   Milano Assicurazioni SpA                                 5,810      3,805
    Parmalat SpA                                            11,473     35,384
    Piaggio & C SpA                                          2,131      5,477
#   Pirelli & C. SpA                                         3,639     37,849
*   Prelios SpA                                              7,505        720
*   Premafin Finanziaria SpA                                10,391      2,472
    Prysmian SpA                                             1,062     21,436
*   Safilo Group SpA                                         1,177     19,290
    Saipem SpA                                                 800     22,701
*   Saras SpA                                                5,737      7,639
    Snam SpA                                                 3,918     19,281
*   Societa Cattolica di Assicurazioni S.c.r.l.                902     17,707
    Telecom Italia SpA Sponsored ADR                         8,020     66,887
    Tenaris SA ADR                                             331     14,726
    Terna Rete Elettrica Nazionale SpA                       9,125     42,711
    Tod's SpA                                                  194     28,186
*   UniCredit SpA                                           24,942    130,363
    Unione di Banche Italiane SCPA                          11,423     47,773
*   Unipol Gruppo Finanziario SpA                            3,381     11,573
                                                                   ----------
TOTAL ITALY                                                         1,638,750
                                                                   ----------
JAPAN -- (20.1%)
    77 Bank, Ltd. (The)                                     10,000     59,368
    ADEKA Corp.                                              2,100     18,906
    Aeon Co., Ltd.                                           4,300     60,877
    Ahresty Corp.                                            2,300     15,841
    Aica Kogyo Co., Ltd.                                     1,500     30,215
    Aichi Bank, Ltd. (The)                                     200     11,451
    Aichi Steel Corp.                                        4,000     16,349
    Aida Engineering, Ltd.                                   2,800     23,164
    Aiphone Co., Ltd.                                          300      4,918
    Air Water, Inc.                                          2,000     32,385
    Akita Bank, Ltd. (The)                                   5,000     13,917
    Alpha Systems, Inc.                                        480      7,020
    Alpine Electronics, Inc.                                 1,300     13,268
    Alps Electric Co., Ltd.                                  2,800     21,345
    Amada Co., Ltd.                                          6,000     48,146
    Amano Corp.                                              1,700     18,227
    ANA Holdings, Inc.                                       3,000      6,534
    Anritsu Corp.                                            2,000     29,908
    AOC Holdings, Inc.                                       2,200      7,740
    AOKI Holdings, Inc.                                      1,100     33,906
    Aoyama Trading Co., Ltd.                                   800     23,940
    Aozora Bank, Ltd.                                       10,000     31,331

                                     1556

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Arakawa Chemical Industries, Ltd.                          900 $ 7,333
    Ariake Japan Co., Ltd.                                   1,000  22,979
    Asahi Diamond Industrial Co., Ltd.                       1,000  10,480
    Asahi Glass Co., Ltd.                                    5,000  39,286
    Asahi Kasei Corp.                                        7,000  47,056
    Asatsu-DK, Inc.                                            700  17,931
    Asics Corp.                                              2,000  36,105
    Autobacs Seven Co., Ltd.                                 2,400  40,444
    Awa Bank, Ltd. (The)                                     5,000  29,564
    Azbil Corp.                                                800  17,274
    Bank of Iwate, Ltd. (The)                                  400  17,213
    Bank of Kyoto, Ltd. (The)                                3,000  31,564
    Bank of Nagoya, Ltd. (The)                               4,000  18,980
    Bank of Okinawa, Ltd. (The)                                600  29,126
    Bank of the Ryukyus, Ltd.                                1,700  25,094
    Bank of Yokohama, Ltd. (The)                            14,000  85,173
    Benesse Holdings, Inc.                                     700  31,024
#*  Best Denki Co., Ltd.                                     8,500  18,664
    Bookoff Corp.                                            1,500  10,849
    Bridgestone Corp.                                          900  33,969
    Brother Industries, Ltd.                                 2,200  25,159
    Calsonic Kansei Corp.                                    6,000  28,507
    Canon Marketing Japan, Inc.                              1,200  17,479
    Canon, Inc.                                                194   6,977
    Canon, Inc. Sponsored ADR                                1,800  64,818
*   Casio Computer Co., Ltd.                                 3,800  31,484
    Central Glass Co., Ltd.                                  4,000  14,147
    Central Japan Railway Co.                                  100  12,060
    Chiba Bank, Ltd. (The)                                  10,000  77,646
*   Chiba Kogyo Bank, Ltd. (The)                             1,500  13,578
    Chiyoda Co., Ltd.                                        1,100  31,756
    Chubu Electric Power Co., Inc.                           1,800  23,303
    Chuetsu Pulp & Paper Co., Ltd.                           6,000   9,253
    Chugoku Bank, Ltd. (The)                                 3,000  52,308
    Chugoku Electric Power Co., Inc. (The)                   1,200  17,224
    Chugoku Marine Paints, Ltd.                              2,000  10,097
    Chukyo Bank, Ltd. (The)                                  7,000  14,826
    Citizen Holdings Co., Ltd.                               7,900  46,736
    CKD Corp.                                                2,200  16,067
*   CMK Corp.                                                2,100   7,318
#   Coca-Cola Central Japan Co., Ltd.                        1,500  22,612
    Coca-Cola West Co., Ltd.                                 1,500  27,898
    COMSYS Holdings Corp.                                    2,000  26,485
*   Cosmo Oil Co., Ltd.                                     15,000  35,824
    Dai Nippon Printing Co., Ltd.                            7,000  68,541
    Daicel Corp.                                             5,000  40,354
#   Daido Steel Co., Ltd.                                    5,000  27,252
#*  Daiei, Inc. (The)                                        2,650  10,417
    Daifuku Co., Ltd.                                        2,000  17,700
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                     400   7,505
#   Daikin Industries, Ltd.                                    700  28,110
    Daikyo, Inc.                                             5,000  19,337

                                     1557

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  4,000 $ 18,692
    Daio Paper Corp.                                         3,000   18,007
    Daisan Bank, Ltd. (The)                                  7,000   12,659
#   Daiseki Co., Ltd.                                          200    3,832
    Daishi Bank, Ltd. (The)                                  8,000   31,646
    Daiwa House Industry Co., Ltd.                           5,000  113,010
    Daiwa Securities Group, Inc.                             5,000   44,363
#   Daiwabo Holdings Co., Ltd.                               8,000   15,115
    Denki Kogyo Co., Ltd.                                    3,000   13,922
    Denso Corp.                                              1,500   67,261
    Dentsu, Inc.                                               800   27,811
    Descente, Ltd.                                           3,000   19,343
    DIC Corp.                                               10,000   22,385
#   Disco Corp.                                                400   25,849
    Dowa Holdings Co., Ltd.                                  2,000   14,335
    Dunlop Sports Co., Ltd.                                  1,100   13,650
    East Japan Railway Co.                                     600   50,650
    Ebara Corp.                                              6,000   25,193
#   EDION Corp.                                              1,800    8,430
    Ehime Bank, Ltd. (The)                                   6,000   15,476
    Eighteenth Bank, Ltd. (The)                              8,000   20,625
    Electric Power Development Co., Ltd.                       600   17,136
    Exedy Corp.                                              1,000   25,105
    FamilyMart Co., Ltd.                                       600   27,420
    Felissimo Corp.                                            400    4,830
    Foster Electric Co., Ltd.                                  500    6,823
    Fuji Electric Co., Ltd.                                 10,000   34,216
    Fuji Heavy Industries, Ltd.                              4,000   75,502
    Fuji Oil Co. Ltd/Osaka                                   1,800   28,549
#   Fuji Soft, Inc.                                          1,100   29,425
    FUJIFILM Holdings Corp.                                  3,300   67,794
    Fujikura, Ltd.                                           7,000   26,232
    Fujitsu, Ltd.                                            5,000   21,000
    Fukui Bank, Ltd. (The)                                   7,000   14,672
    Fukuoka Financial Group, Inc.                           12,000   61,389
    Fukuyama Transporting Co., Ltd.                          5,000   27,921
    Furukawa Co., Ltd.                                       9,000   11,565
*   Futaba Industrial Co., Ltd.                                900    4,191
    Geo Holdings Corp.                                           9   10,758
    Glory, Ltd.                                              1,000   27,479
    Godo Steel, Ltd.                                         6,000    9,891
    Gunma Bank, Ltd. (The)                                   4,000   25,447
    Gunze, Ltd.                                              5,000   13,047
    H2O Retailing Corp.                                      4,000   44,571
    Hachijuni Bank, Ltd. (The)                               7,000   47,659
    Hakuhodo DY Holdings, Inc.                                 530   43,679
    Hankyu Hanshin Holdings, Inc.                           15,000   97,129
    Hanwa Co., Ltd.                                          4,000   15,082
*   Haseko Corp.                                            11,000   16,070
    Heiwa Corp.                                                800   16,608
    Heiwado Co., Ltd.                                        1,200   21,693
    Higashi-Nippon Bank, Ltd. (The)                          6,000   15,204

                                     1558

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Higo Bank, Ltd. (The)                                    3,000 $ 20,344
    Hino Motors, Ltd.                                        1,000   15,275
    Hiroshima Bank, Ltd. (The)                              11,000   57,988
    Hitachi Construction Machinery Co., Ltd.                   500   11,894
    Hitachi High-Technologies Corp.                          1,400   34,974
    Hitachi Kokusai Electric, Inc.                           2,000   23,554
#   Hitachi Metals, Ltd.                                     1,000   10,339
    Hitachi Transport System, Ltd.                           1,900   30,205
    Hitachi Zosen Corp.                                     10,500   17,459
    Hitachi, Ltd. ADR                                          800   50,720
*   Hokkaido Electric Power Co., Inc.                        1,000   12,689
    Hokkan Holdings, Ltd.                                    5,000   15,362
    Hokkoku Bank, Ltd. (The)                                 7,000   29,699
    Hokuetsu Bank, Ltd. (The)                                4,000    9,412
    Hokuhoku Financial Group, Inc.                          17,000   39,671
    Hokuriku Electric Power Co.                              1,000   14,748
#   Honda Motor Co., Ltd. Sponsored ADR                      3,554  142,089
    Hosiden Corp.                                            1,200    6,871
    House Foods Corp.                                        1,900   33,133
    Hyakugo Bank, Ltd. (The)                                 4,000   20,025
    Hyakujushi Bank, Ltd. (The)                              4,000   15,823
    Ibiden Co., Ltd.                                         1,800   31,552
*   Ichikoh Industries, Ltd.                                12,000   18,042
    Ichiyoshi Securities Co., Ltd.                           1,200   17,451
    Idec Corp.                                               1,300   11,586
    Idemitsu Kosan Co., Ltd.                                   400   33,840
    Inaba Denki Sangyo Co., Ltd.                               600   17,717
    Inageya Co., Ltd.                                        2,000   20,782
    Inpex Corp.                                                  7   33,875
#*  Inui Steamship Co., Ltd.                                 3,500   15,417
    Isetan Mitsukoshi Holdings, Ltd.                         3,740   59,608
*   Ishihara Sangyo Kaisha, Ltd.                            13,000   11,505
    IT Holdings Corp.                                        1,200   18,014
    Ito En, Ltd.                                             1,000   24,096
    ITOCHU Corp.                                             5,200   64,477
    Itochu Enex Co., Ltd.                                    1,800    9,918
    Itochu Techno-Solutions Corp.                              400   19,035
    Itoham Foods, Inc.                                       5,000   22,991
    Iyo Bank, Ltd. (The)                                     2,000   20,947
    Izumi Co., Ltd.                                          1,400   37,776
    Izumiya Co., Ltd.                                        3,000   15,011
    J Front Retailing Co., Ltd.                              6,800   57,129
    J-Oil Mills, Inc.                                        3,000    9,324
#   Japan Airport Terminal Co., Ltd.                         2,400   37,070
    Japan Digital Laboratory Co., Ltd.                       1,600   19,733
    Japan Pulp & Paper Co., Ltd.                             5,000   15,286
    Japan Wool Textile Co., Ltd. (The)                       3,000   25,881
    JFE Holdings, Inc.                                       2,000   43,424
    Joshin Denki Co., Ltd.                                   1,000    8,962
    Joyo Bank, Ltd. (The)                                    7,000   43,029
    JSR Corp.                                                  800   18,416
    JTEKT Corp.                                              1,100   11,216

                                     1559

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Juroku Bank, Ltd. (The)                                  6,000 $25,509
#   JVC Kenwood Corp.                                        1,500   3,884
    JX Holdings, Inc.                                        9,490  51,529
#   Kadokawa Group Holdings, Inc.                              800  25,108
    Kaga Electronics Co., Ltd.                               1,200   9,835
#   Kagome Co., Ltd.                                         1,300  23,455
    Kagoshima Bank, Ltd. (The)                               3,000  21,967
#   Kameda Seika Co., Ltd.                                     700  18,349
    Kamigumi Co., Ltd.                                       6,000  56,260
    Kandenko Co., Ltd.                                       4,000  18,175
    Kaneka Corp.                                             8,000  48,193
*   Kanematsu Corp.                                         12,000  16,643
*   Kansai Electric Power Co., Inc. (The)                    1,200  14,661
    Kansai Paint Co., Ltd.                                   1,000  12,832
    Kao Corp.                                                1,000  34,578
    Kawasaki Heavy Industries, Ltd.                          5,000  15,945
    Kawasaki Kisen Kaisha, Ltd.                              2,000   4,401
#   KDDI Corp.                                                 800  38,470
    Keihin Corp.                                             1,100  17,988
    Keikyu Corp.                                             3,000  33,199
    Keio Corp.                                               3,000  25,805
    Keisei Electric Railway Co., Ltd.                        2,000  21,146
    Keiyo Bank, Ltd. (The)                                   4,000  24,605
    Kewpie Corp.                                             2,200  33,172
    KEY Coffee, Inc.                                           300   4,722
    Kikkoman Corp.                                           2,000  37,962
    Kinden Corp.                                             3,000  21,887
#   Kintetsu Corp.                                           7,000  35,407
    Kitz Corp.                                               3,000  17,338
    Kiyo Holdings, Inc.                                     15,000  26,180
*   Kobe Steel, Ltd.                                        10,000  13,061
#   Kohnan Shoji Co., Ltd.                                   1,300  15,967
    Koito Manufacturing Co., Ltd.                            1,000  19,346
    Kokuyo Co., Ltd.                                         2,300  18,556
    Komatsu, Ltd.                                            1,100  30,138
    Konami Corp.                                               400   9,125
    Konica Minolta, Inc.                                     5,500  38,857
    Kose Corp.                                                 800  20,896
    Kubota Corp. Sponsored ADR                                 500  35,775
    Kurabo Industries, Ltd.                                  8,000  15,037
    Kuraray Co., Ltd.                                        2,600  39,486
    Kureha Corp.                                             5,000  17,677
    Kuroda Electric Co., Ltd.                                1,300  17,280
    Kyocera Corp. Sponsored ADR                                900  91,260
    Kyoritsu Maintenance Co., Ltd.                             900  27,220
    Kyowa Exeo Corp.                                         2,000  23,614
    Lawson, Inc.                                               300  23,620
    Lintec Corp.                                             1,100  20,029
    Lion Corp.                                               4,000  23,372
#   LIXIL Group Corp.                                        2,100  47,211
    Maeda Corp.                                              5,000  23,982
    Maeda Road Construction Co., Ltd.                        2,000  30,258

                                     1560

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Makino Milling Machine Co., Ltd.                         2,000 $ 11,893
    Makita Corp.                                               500   30,499
    Marubeni Corp.                                           6,000   43,069
    Maruha Nichiro Holdings, Inc.                           12,000   23,997
    Marui Group Co., Ltd.                                    4,900   56,878
    Marusan Securities Co., Ltd.                             2,100   17,839
#   Maruwa Co. Ltd/Aichi                                       800   24,364
    Max Co., Ltd.                                            1,000   11,410
*   Mazda Motor Corp.                                       15,000   51,397
    Megmilk Snow Brand Co., Ltd.                             1,400   21,521
    Meitec Corp.                                               700   18,039
    Meito Sangyo Co., Ltd.                                     600    6,180
    Michinoku Bank, Ltd. (The)                               2,000    4,847
    Mikuni Coca-Cola Bottling Co., Ltd.                      1,300   15,409
    Mimasu Semiconductor Industry Co., Ltd.                  2,000   20,244
    Minebea Co., Ltd.                                        5,000   15,980
    Ministop Co., Ltd.                                         800   13,794
    Mirait Holdings Corp.                                    2,000   21,600
    MISUMI Group, Inc.                                       1,200   36,639
    Mitsubishi Corp.                                         5,800  104,413
    Mitsubishi Electric Corp.                                1,000    9,533
    Mitsubishi Estate Co., Ltd.                              2,000   65,142
    Mitsubishi Heavy Industries, Ltd.                       13,598   93,772
    Mitsubishi Logistics Corp.                               3,000   53,631
    Mitsubishi Materials Corp.                               8,000   22,947
*   Mitsubishi Motors Corp.                                 13,000   15,357
    Mitsubishi Paper Mills, Ltd.                            10,000    9,880
    Mitsubishi UFJ Financial Group, Inc.                    60,470  410,279
    Mitsuboshi Belting Co., Ltd.                             3,000   16,110
    Mitsui & Co., Ltd.                                       5,800   79,905
    Mitsui & Co., Ltd. Sponsored ADR                           125   34,190
    Mitsui Chemicals, Inc.                                   6,000   13,885
    Mitsui Fudosan Co., Ltd.                                 2,000   68,066
    Mitsui High-Tec, Inc.                                    2,000   14,374
    Mitsui Mining & Smelting Co., Ltd.                      14,000   31,554
*   Mitsui OSK Lines, Ltd.                                   7,000   29,150
    Mitsui Sugar Co., Ltd.                                   3,000    9,423
    Mitsui-Soko Co., Ltd.                                    4,000   27,269
    Mitsuuroko Holdings Co., Ltd.                              800    4,127
    Miura Co., Ltd.                                            700   16,479
    Miyazaki Bank, Ltd. (The)                                5,000   14,791
    Mizuho Financial Group, Inc.                            56,400  124,106
    Mizuno Corp.                                             4,000   17,082
#   Mori Seiki Co., Ltd.                                     1,100   13,824
    Morinaga & Co., Ltd.                                    10,000   21,448
    Morinaga Milk Industry Co., Ltd.                         8,000   23,569
    Morita Holdings Corp.                                    1,000    8,467
    MOS Food Services, Inc.                                  1,500   29,928
    MS&AD Insurance Group Holdings                           3,864  103,674
    Murata Manufacturing Co., Ltd.                             400   32,573
    Musashino Bank, Ltd. (The)                                 600   25,510
    Nagase & Co., Ltd.                                       3,400   43,531

                                     1561

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
#   Nagoya Railroad Co., Ltd.                                9,000 $27,925
    Namco Bandai Holdings, Inc.                              1,900  34,630
    Nanto Bank, Ltd. (The)                                   5,000  22,063
    NEC Corp.                                               31,000  80,532
    NET One Systems Co., Ltd.                                1,400  12,281
    Neturen Co., Ltd.                                        1,500  11,984
    NGK Spark Plug Co., Ltd.                                 2,000  33,718
    NHK Spring Co., Ltd.                                     2,000  21,649
    Nichicon Corp.                                           2,400  25,295
    Nichirei Corp.                                           6,000  35,297
    Nifco, Inc.                                                900  20,549
    NIFTY Corp.                                                  5   7,843
    Nihon Dempa Kogyo Co., Ltd.                                400   3,986
    Nihon Nohyaku Co., Ltd.                                  1,000   9,512
    Nihon Parkerizing Co., Ltd.                              1,000  20,369
    Nikon Corp.                                              1,000  21,766
    Nintendo Co., Ltd.                                         100  11,037
    Nippo Corp.                                              1,000  14,986
    Nippon Beet Sugar Manufacturing Co., Ltd.                9,000  16,925
    Nippon Carbon Co., Ltd.                                  7,000  16,395
*   Nippon Chemi-Con Corp.                                   3,000  10,227
    Nippon Electric Glass Co., Ltd.                          4,000  20,417
    Nippon Express Co., Ltd.                                12,000  62,459
    Nippon Flour Mills Co., Ltd.                             6,000  27,896
    Nippon Gas Co., Ltd.                                     1,100  13,692
    Nippon Konpo Unyu Soko Co., Ltd.                         2,000  30,881
    Nippon Light Metal Holdings Co., Ltd.                   10,000  11,778
    Nippon Meat Packers, Inc.                                2,000  30,714
    Nippon Paint Co., Ltd.                                   3,000  35,596
#*  Nippon Paper Industries Co., Ltd.                        2,300  34,451
    Nippon Seiki Co., Ltd.                                   1,000  13,200
*   Nippon Sheet Glass Co., Ltd.                            20,000  23,055
    Nippon Shokubai Co., Ltd.                                4,000  39,356
    Nippon Soda Co., Ltd.                                    5,000  23,289
    Nippon Steel & Sumitomo Metal Corp.                     15,675  41,750
    Nippon Suisan Kaisha, Ltd.                               5,500  10,673
    Nippon Telegraph & Telephone Corp. ADR                   1,600  39,792
    Nippon Thompson Co., Ltd.                                3,000  14,978
*   Nippon Yakin Kogyo Co., Ltd.                             2,500   3,421
    Nippon Yusen KK                                         11,000  28,716
    Nishi-Nippon City Bank, Ltd. (The)                      11,000  36,696
    Nishi-Nippon Railroad Co., Ltd.                          6,000  24,587
    Nishimatsu Construction Co., Ltd.                        7,000  13,417
    Nissan Motor Co., Ltd.                                   7,500  78,242
    Nissan Shatai Co., Ltd.                                  3,000  40,030
    Nisshin Oillio Group, Ltd. (The)                         5,000  17,619
    Nisshin Seifun Group, Inc.                               3,000  38,761
    Nisshin Steel Holdings Co., Ltd.                         2,100  17,673
    Nissin Foods Holdings Co., Ltd.                            500  22,427
    Nissin Kogyo Co., Ltd.                                   1,000  22,114
    Nitta Corp.                                              1,000  22,407
    Nittetsu Mining Co., Ltd.                                3,000  14,530

                                     1562

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
*   Nitto Boseki Co., Ltd.                                   6,000 $ 21,163
    Nitto Denko Corp.                                          500   32,850
    Nitto Kogyo Corp.                                        1,400   20,860
    NKSJ Holdings, Inc.                                      1,000   25,381
    NOF Corp.                                                5,000   26,935
    NOK Corp.                                                1,400   20,189
    Nomura Holdings, Inc.                                   18,800  153,647
    Nomura Holdings, Inc. ADR                                3,400   27,846
    Nomura Real Estate Holdings, Inc.                          700   18,819
    Nomura Research Institute, Ltd.                            600   18,074
    Noritake Co. Ltd/Nagoya Japan                            5,000   13,502
    North Pacific Bank, Ltd.                                 8,000   27,545
    NSK, Ltd.                                                3,000   24,269
    NTN Corp.                                                4,000   10,201
    NTT Data Corp.                                               5   15,830
    NTT DOCOMO, Inc.                                            41   67,892
    Obayashi Corp.                                           9,000   55,374
    Odakyu Electric Railway Co., Ltd.                        2,000   24,086
    Ogaki Kyoritsu Bank, Ltd. (The)                          4,000   14,875
    Oiles Corp.                                              1,200   24,152
    Oita Bank, Ltd. (The)                                    4,000   15,612
#   Oji Holdings Corp.                                       8,000   28,555
    Okinawa Electric Power Co., Inc. (The)                     400   14,770
    OKUMA Corp.                                              2,000   15,655
    Okumura Corp.                                            4,000   16,207
    Onoken Co., Ltd.                                         1,500   15,413
    Onward Holdings Co., Ltd.                                4,000   37,379
    Oriental Land Co., Ltd.                                    100   16,167
    Osaka Gas Co., Ltd.                                      8,000   34,672
    Panasonic Corp.                                          9,000   64,862
    Panasonic Industrial Devices SUNX Co., Ltd.              3,800   17,934
    Parco Co., Ltd.                                            300    3,933
    Paris Miki Holdings, Inc.                                1,600    8,627
#*  Pioneer Corp.                                            2,500    5,139
    Pola Orbis Holdings, Inc.                                  500   17,707
    Press Kogyo Co., Ltd.                                    5,000   25,578
    Rengo Co., Ltd.                                          4,000   19,366
#*  Renown, Inc.                                             2,700    4,241
    Resona Holdings, Inc.                                    4,700   25,087
    Resorttrust, Inc.                                        1,000   34,075
    Ricoh Co., Ltd.                                          5,000   55,635
    Riken Corp.                                              4,000   16,140
    Rohm Co., Ltd.                                           1,000   35,352
    Round One Corp.                                            900    7,544
    Ryohin Keikaku Co., Ltd.                                   400   37,775
    Ryosan Co., Ltd.                                         1,000   18,133
    Saizeriya Co., Ltd.                                      1,200   16,993
    Sakai Chemical Industry Co., Ltd.                        3,000    9,429
    Sakata Seed Corp.                                        1,600   21,902
    San-Ai Oil Co., Ltd.                                     2,000    9,183
    San-In Godo Bank, Ltd. (The)                             3,000   25,586
    Sanken Electric Co., Ltd.                                4,000   18,729

                                     1563

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Sanki Engineering Co., Ltd.                              3,000 $17,068
    Sankyo Co., Ltd.                                           700  31,904
*   Sankyo Tateyama, Inc.                                    1,200  33,119
    Sankyu, Inc.                                             4,000  17,878
    Sanshin Electronics Co., Ltd.                            1,500   9,458
    Sanwa Holdings Corp.                                     4,000  24,274
    Sanyo Chemical Industries, Ltd.                          2,000  11,808
#   Sanyo Special Steel Co., Ltd.                            3,000  12,178
*   Sasebo Heavy Industries Co., Ltd.                        3,000   3,884
#   Sato Holdings Corp.                                      1,100  23,064
    SBI Holdings, Inc.                                       3,570  69,155
    Scroll Corp.                                             2,100   6,022
    SCSK Corp.                                               1,440  32,089
#   Seiko Epson Corp.                                        2,200  25,222
    Seino Holdings Co., Ltd.                                 4,000  34,993
    Seiren Co., Ltd.                                         2,600  17,343
    Sekisui Chemical Co., Ltd.                               4,000  50,370
    Sekisui House, Ltd.                                      5,000  74,947
#   Senko Co., Ltd.                                          5,000  27,109
    Senshu Ikeda Holdings, Inc.                                900   4,762
    Senshukai Co., Ltd.                                      1,200  11,016
    Seven & I Holdings Co., Ltd.                             2,300  88,472
#*  Sharp Corp.                                              2,000   6,944
    Shiga Bank, Ltd. (The)                                   7,000  49,306
    Shikoku Bank, Ltd. (The)                                 5,000  15,272
*   Shikoku Electric Power Co., Inc.                           800  14,501
    Shima Seiki Manufacturing, Ltd.                            400   8,660
    Shimachu Co., Ltd.                                       1,000  26,422
    Shimano, Inc.                                              300  26,131
    Shimizu Corp.                                           10,000  40,248
    Shin-Etsu Chemical Co., Ltd.                               500  33,706
    Shindengen Electric Manufacturing Co., Ltd.              3,000  12,319
    Shinko Electric Industries Co., Ltd.                       700   7,138
    Shinko Plantech Co., Ltd.                                1,300   9,824
    Shinko Shoji Co., Ltd.                                     900   8,750
    Shinsei Bank, Ltd.                                       2,000   5,613
    Shiseido Co., Ltd.                                       1,000  14,319
    Shizuoka Bank, Ltd. (The)                                6,000  73,442
    Shizuoka Gas Co., Ltd.                                     500   3,964
    Shoko Co., Ltd.                                         14,000  20,987
#   Showa Denko KK                                          19,000  30,680
    Showa Shell Sekiyu KK                                    2,300  18,460
    Sinanen Co., Ltd.                                        4,000  16,369
    SKY Perfect JSAT Holdings, Inc.                             35  17,609
    SMK Corp.                                                3,000   8,807
    Softbank Corp.                                             361  17,903
    Sohgo Security Services Co., Ltd.                        1,500  23,989
    Sojitz Corp.                                            20,400  32,030
    Sony Corp.                                               1,200  19,726
    Sony Corp. Sponsored ADR                                 5,400  88,722
    Sotetsu Holdings, Inc.                                   6,000  23,351
#   Square Enix Holdings Co., Ltd.                           1,000  12,290

                                     1564

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Star Micronics Co., Ltd.                                   700 $  8,136
    Sumitomo Bakelite Co., Ltd.                              5,000   20,290
    Sumitomo Corp.                                           6,400   80,122
    Sumitomo Electric Industries, Ltd.                       4,100   54,524
    Sumitomo Forestry Co., Ltd.                              3,600   42,910
    Sumitomo Heavy Industries, Ltd.                          8,000   35,622
    Sumitomo Light Metal Industries, Ltd.                    9,000    9,346
    Sumitomo Metal Mining Co., Ltd.                          1,000   13,999
    Sumitomo Mitsui Financial Group, Inc.                    5,464  258,269
    Sumitomo Mitsui Trust Holdings, Inc.                    10,940   54,979
    Sumitomo Osaka Cement Co., Ltd.                          7,000   20,984
    Sumitomo Realty & Development Co., Ltd.                  1,000   47,261
    Sumitomo Rubber Industries, Ltd.                         1,800   33,237
    Sumitomo Warehouse Co., Ltd. (The)                       4,000   28,658
    Suruga Bank, Ltd.                                        4,000   70,768
#   Suzuki Motor Corp.                                         400   10,278
*   SWCC Showa Holdings Co., Ltd.                           14,000   14,540
    T&D Holdings, Inc.                                       2,700   31,450
    Tadano, Ltd.                                             2,000   25,035
    Taihei Dengyo Kaisha, Ltd.                               1,000    6,094
#   Taiheiyo Cement Corp.                                   15,000   38,957
    Taiho Kogyo Co., Ltd.                                    1,300   16,722
    Taikisha, Ltd.                                           1,500   33,993
    Taisei Corp.                                            10,000   33,400
    Taiyo Nippon Sanso Corp.                                 3,000   19,934
    Taiyo Yuden Co., Ltd.                                    1,100   15,934
    Takara Standard Co., Ltd.                                4,000   31,387
    Takasago International Corp.                             1,000    5,338
    Takasago Thermal Engineering Co., Ltd.                   2,000   15,780
    Takashimaya Co., Ltd.                                    5,000   59,102
    Takuma Co., Ltd.                                         4,000   24,271
#   TDK Corp.                                                  500   18,283
    TDK Corp. Sponsored ADR                                    400   14,620
    Teijin, Ltd.                                             7,000   16,865
    TKC Corp.                                                1,100   19,460
    Toagosei Co., Ltd.                                       6,000   25,864
    Tobu Railway Co., Ltd.                                   6,000   34,879
    Tochigi Bank, Ltd. (The)                                 4,000   16,217
    Toda Corp.                                               6,000   17,691
    Toho Bank, Ltd. (The)                                    5,000   15,674
    Toho Gas Co., Ltd.                                       3,000   17,887
*   Tohoku Electric Power Co., Inc.                          1,200   12,853
    Tokai Carbon Co., Ltd.                                   2,000    6,756
    Tokai Rika Co., Ltd.                                       900   18,236
    Tokai Tokyo Financial Holdings, Inc.                     5,000   45,470
    Token Corp.                                                270   17,405
    Tokio Marine Holdings, Inc.                              3,800  120,763
    Tokuyama Corp.                                           4,000   10,764
#*  Tokyo Electric Power Co., Inc.                           1,800    7,968
    Tokyo Gas Co., Ltd.                                      5,000   28,541
#*  Tokyo Rope Manufacturing Co., Ltd.                       9,000   12,212
    Tokyo Seimitsu Co., Ltd.                                   700   15,407

                                     1565

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Tokyo Steel Manufacturing Co., Ltd.                      3,900 $ 15,918
    Tokyo Tatemono Co., Ltd.                                11,000  101,948
    Tokyo Tomin Bank, Ltd. (The)                               700    9,766
*   Tokyu Construction Co., Ltd.                             4,060    9,797
    Tokyu Corp.                                              4,000   31,720
    Tokyu Land Corp.                                         5,000   61,475
    TOMONY Holdings, Inc.                                    7,000   28,790
    TonenGeneral Sekiyu KK                                   2,000   20,211
    Toppan Forms Co., Ltd.                                   2,100   19,714
    Toppan Printing Co., Ltd.                                6,000   45,717
    Topre Corp.                                              2,200   20,520
    Topy Industries, Ltd.                                    7,000   16,335
    Toray Industries, Inc.                                   3,000   21,092
    Toshiba Corp.                                            4,000   22,057
    Toshiba Machine Co., Ltd.                                3,000   18,345
    Toshiba TEC Corp.                                        4,000   23,636
    Tosoh Corp.                                              4,000   13,193
    Towa Bank, Ltd. (The)                                   18,000   20,868
    Toyo Engineering Corp.                                   4,000   19,141
    Toyo Ink SC Holdings Co., Ltd.                           6,000   27,993
#   Toyo Kanetsu KK                                          5,000   17,100
    Toyo Kohan Co., Ltd.                                     4,000   13,216
    Toyo Seikan Group Holdings, Ltd.                         3,000   41,113
    Toyo Suisan Kaisha, Ltd.                                 1,000   33,985
    Toyo Tire & Rubber Co., Ltd.                             4,000   21,525
    Toyobo Co., Ltd.                                        19,000   33,159
    Toyoda Gosei Co., Ltd.                                     600   15,572
    Toyota Motor Corp.                                       1,860  107,950
#   Toyota Motor Corp. Sponsored ADR                         3,508  407,980
    Toyota Tsusho Corp.                                      1,200   33,422
    Transcosmos, Inc.                                        1,200   16,761
    Trend Micro, Inc.                                          500   14,018
    TSI Holdings Co., Ltd.                                   2,000   14,761
    Tsubakimoto Chain Co.                                    3,000   16,076
    Tsukuba Bank, Ltd. (The)                                 2,900   14,340
    Ube Industries, Ltd.                                     7,000   14,153
*   Ulvac, Inc.                                              1,300   10,169
#   Unicharm Corp.                                             500   32,331
    Union Tool Co.                                             600   13,279
*   Unitika, Ltd.                                           16,000   10,499
    UNY Group Holdings Co., Ltd.                             2,900   20,639
    Ushio, Inc.                                              1,700   17,321
    USS Co., Ltd.                                              250   32,071
    Valor Co., Ltd.                                            500    9,462
    Wacoal Holdings Corp.                                    2,000   22,084
    West Japan Railway Co.                                     500   24,191
    Xebio Co., Ltd.                                            700   16,501
#   Yamada Denki Co., Ltd.                                     430   20,751
    Yamagata Bank, Ltd. (The)                                4,000   19,841
    Yamaguchi Financial Group, Inc.                          4,000   43,439
    Yamaha Corp.                                             2,700   28,954
    Yamaha Motor Co., Ltd.                                   2,300   32,086

                                     1566

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    Yamanashi Chuo Bank, Ltd. (The)                          4,000 $    18,562
    Yamatane Corp.                                          11,000      23,630
    Yamato Holdings Co., Ltd.                                1,200      23,148
    Yamato Kogyo Co., Ltd.                                     600      19,845
    Yamazaki Baking Co., Ltd.                                2,000      26,173
    Yaskawa Electric Corp.                                   2,000      24,471
    Yodogawa Steel Works, Ltd.                               4,000      15,123
    Yokogawa Electric Corp.                                  3,300      33,558
    Yokohama Reito Co., Ltd.                                 1,900      17,122
    Yokohama Rubber Co., Ltd. (The)                          5,000      65,658
    Zensho Holdings Co., Ltd.                                1,300      17,237
    Zeon Corp.                                               2,000      21,534
                                                                   -----------
TOTAL JAPAN                                                         15,844,181
                                                                   -----------
NETHERLANDS -- (1.8%)
    Aalberts Industries NV                                   1,311      29,423
    Accell Group                                               814      14,856
    Aegon NV                                                19,527     130,435
#   Akzo Nobel NV                                            2,421     146,011
#   APERAM                                                     327       4,037
    Arcadis NV                                                 762      21,067
    ArcelorMittal                                            5,343      66,043
    ASM International NV                                       586      19,575
    ASML Holding NV                                            870      64,747
    BinckBank NV                                             1,231       9,434
    CSM                                                        741      16,587
    Delta Lloyd NV                                           1,052      20,228
    Exact Holding NV                                           330       7,017
    Fugro NV                                                   533      30,795
*   Grontmij                                                 1,062       5,137
#   Heijmans NV                                                 37         340
*   ING Groep NV                                             8,932      73,580
*   ING Groep NV Sponsored ADR                              15,410     126,516
    KAS Bank NV                                                 70         782
    Koninklijke Ahold NV                                     5,304      83,788
    Koninklijke BAM Groep NV                                 3,463      15,349
    Koninklijke Boskalis Westminster NV                        766      31,957
#   Koninklijke KPN NV                                         638       1,337
    Koninklijke Ten Cate NV                                    885      21,495
#   Koninklijke Vopak NV                                       984      54,491
    Nutreco NV                                                 655      62,282
*   PostNL NV                                                2,340       5,337
    Randstad Holding NV                                      1,332      55,524
    Reed Elsevier NV Sponsored ADR                             952      31,673
#*  Royal Imtech NV                                            730       8,139
*   SBM Offshore NV                                          1,994      31,997
    Sligro Food Group NV                                       627      20,671
#   SNS REAAL Groep NV                                       3,557          --
    Telegraaf Media Groep NV                                   853      10,091
    TKH Group NV                                               877      23,836
    TNT Express NV                                           1,247       9,581
    Unilever NV                                              2,259      96,259

                                     1567

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
NETHERLANDS -- (Continued)
    Unit4 NV                                                   493 $   16,802
    USG People NV                                              877      6,860
#   Wolters Kluwer NV                                        1,666     36,866
                                                                   ----------
TOTAL NETHERLANDS                                                   1,410,945
                                                                   ----------
NEW ZEALAND -- (0.2%)
    Air New Zealand, Ltd.                                   11,327     14,570
    Auckland International Airport, Ltd.                    10,772     28,633
    Contact Energy, Ltd.                                     5,141     23,267
    Fletcher Building, Ltd. (6341617)                          913      6,910
    Fletcher Building, Ltd. (6341606)                        2,708     20,544
    Infratil, Ltd.                                          10,572     20,892
    New Zealand Oil & Gas, Ltd.                                729        513
    New Zealand Refining Co., Ltd. (The)                     4,103      8,513
#   Nuplex Industries, Ltd.                                  4,883     13,952
    Port of Tauranga, Ltd.                                   2,031     26,993
    TrustPower, Ltd.                                         2,795     17,476
                                                                   ----------
TOTAL NEW ZEALAND                                                     182,263
                                                                   ----------
NORWAY -- (1.1%)
    Aker ASA Class A                                           482     14,905
    Aker Solutions ASA                                         750     10,497
#   Atea ASA                                                 2,400     25,942
    Austevoll Seafood ASA                                      918      6,078
    BW Offshore, Ltd.                                        7,600      7,214
#   Cermaq ASA                                               1,600     23,897
    Copeinca ASA                                             1,021     10,723
    DNB ASA                                                  5,934     97,172
#*  DOF ASA                                                  1,400      6,023
    Ekornes ASA                                                300      4,805
    Eltek ASA                                                1,600      1,607
    Evry ASA                                                 2,789      4,006
    Fred Olsen Energy ASA                                       64      2,792
    Ganger Rolf ASA                                            670     14,761
#   Gjensidige Forsikring ASA                                  429      6,918
    Kongsberg Gruppen A.S.                                     640     12,098
    Kvaerner ASA                                               750      1,266
*   Marine Harvest ASA                                      50,000     52,026
#   Norsk Hydro ASA                                          5,038     23,727
    Norsk Hydro ASA Sponsored ADR                            3,400     15,776
#*  Norske Skogindustrier ASA                                7,052      3,161
*   Norwegian Air Shuttle A.S.                                 284     13,659
    Orkla ASA                                                7,600     68,532
    Petroleum Geo-Services ASA                               2,024     29,737
    Prosafe SE                                               3,000     28,850
#*  Renewable Energy Corp. ASA                                 876        244
#   Schibsted ASA                                              342     14,885
    Seadrill, Ltd.                                             818     31,520
*   Sevan Marine ASA                                           744      2,266
#*  Songa Offshore SE                                          800        796
    Statoil ASA Sponsored ADR                                3,231     79,160
    Stolt-Nielsen, Ltd.                                        218      4,504

                                     1568

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
NORWAY -- (Continued)
*   Storebrand ASA                                            5,600 $ 25,546
#   Subsea 7 SA                                               2,566   55,396
    Telenor ASA                                               1,784   40,202
    TGS Nopec Geophysical Co. ASA                               305   10,967
#   Tomra Systems ASA                                         2,200   20,625
#   Veidekke ASA                                              1,440   11,371
#*  Veripos, Inc.                                               173      587
#   Wilh Wilhelmsen ASA                                         250    2,027
#   Wilh Wilhelmsen Holding ASA Class A                         350    9,753
#   Yara International ASA                                      803   37,720
                                                                    --------
TOTAL NORWAY                                                         833,741
                                                                    --------
PORTUGAL -- (0.3%)
*   Banco BPI SA                                              5,001    7,181
#*  Banco Comercial Portugues SA                            190,217   26,373
*   Banco Espirito Santo SA                                  30,233   34,641
    Cimpor Cimentos de Portugal SGPS SA                       5,041   22,737
    EDP - Energias de Portugal SA                             9,374   32,218
*   EDP Renovaveis SA                                         2,445   12,743
    Galp Energia SGPS SA                                      1,072   17,181
#   Jeronimo Martins SGPS SA                                  1,019   24,305
    Mota-Engil SGPS SA                                        2,737    7,570
    Portucel SA                                               3,351   12,136
    Portugal Telecom SGPS SA                                  4,899   25,562
    Portugal Telecom SGPS SA Sponsored ADR                    2,949   15,453
    Semapa-Sociedade de Investimento e Gestao                   897    8,476
    Sonae                                                    13,955   13,550
#*  Sonae Industria SGPS SA                                   1,680    1,203
    Sonaecom-SGPS SA                                          3,677    8,604
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                      1,501    6,732
                                                                    --------
TOTAL PORTUGAL                                                       276,665
                                                                    --------
SINGAPORE -- (1.7%)
    Broadway Industrial Group, Ltd.                           3,000      756
    Bukit Sembawang Estates, Ltd.                             2,000   11,599
    CapitaLand, Ltd.                                         19,000   57,943
    City Developments, Ltd.                                   5,000   45,840
    ComfortDelGro Corp., Ltd.                                21,000   33,883
#   Cosco Corp. Singapore, Ltd.                              14,000    9,981
    Creative Technology, Ltd.                                 3,800    8,102
    DBS Group Holdings, Ltd.                                 11,272  153,764
*   Delong Holdings, Ltd.                                    10,000    3,126
*   Ezra Holdings, Ltd.                                       9,600    7,473
    Far East Orchard, Ltd.                                    8,000   14,512
    Golden Agri-Resources, Ltd.                              66,000   28,441
    GuocoLand, Ltd.                                          12,000   22,023
    Hongkong Land Holdings, Ltd.                              3,000   21,844
    Hotel Properties, Ltd.                                    7,000   19,650
    Indofood Agri Resources, Ltd.                             6,000    5,200
    K-Green Trust                                               600      507
    Keppel Corp., Ltd.                                        3,300   28,785
    Keppel Land, Ltd.                                         7,000   23,127

                                     1569

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SINGAPORE -- (Continued)
    Keppel REIT                                                 660 $      810
    Keppel Telecommunications & Transportation, Ltd.          6,000      6,686
    M1, Ltd.                                                  7,000     19,227
    Midas Holdings, Ltd.                                     30,000     12,116
#*  Neptune Orient Lines, Ltd.                               19,250     17,174
    Noble Group, Ltd.                                        14,000     12,842
#   Olam International, Ltd.                                 14,000     19,131
    Oversea-Chinese Banking Corp., Ltd.                      13,291    117,333
#   Overseas Union Enterprise, Ltd.                           5,000     12,654
*   Raffles Education Corp., Ltd.                             6,127      1,595
*   S I2I, Ltd.                                             492,000      8,371
    SATS, Ltd.                                                6,278     16,051
    SembCorp Industries, Ltd.                                 9,000     36,573
#   SembCorp Marine, Ltd.                                     4,400     15,458
    Singapore Airlines, Ltd.                                  4,600     41,538
    Singapore Exchange, Ltd.                                  1,000      6,089
    Singapore Land, Ltd.                                      4,000     28,750
    Singapore Post, Ltd.                                     14,000     14,671
#   Singapore Press Holdings, Ltd.                            6,000     21,744
    Singapore Telecommunications, Ltd.                       13,000     41,526
    SMRT Corp., Ltd.                                         15,000     18,026
    Stamford Land Corp., Ltd.                                 9,000      4,350
    Swiber Holdings, Ltd.                                     3,000      1,490
    Tat Hong Holdings, Ltd.                                  10,000     12,110
*   Triyards holdings, Ltd.                                     960        591
    United Engineers, Ltd.                                    6,000     15,317
    United Industrial Corp., Ltd.                            15,000     36,687
    United Overseas Bank, Ltd.                                6,068    105,445
    UOB-Kay Hian Holdings, Ltd.                              12,000     16,766
    UOL Group, Ltd.                                           9,000     52,255
    Venture Corp., Ltd.                                       5,000     33,773
    WBL Corp., Ltd.                                           8,000     26,949
    Wheelock Properties Singapore, Ltd.                      13,000     20,715
    Wilmar International, Ltd.                                8,000     21,716
    Wing Tai Holdings, Ltd.                                  10,000     17,715
    Yeo Hiap Seng, Ltd.                                       1,767      3,706
                                                                    ----------
TOTAL SINGAPORE                                                      1,334,506
                                                                    ----------
SPAIN -- (2.3%)
    Abengoa SA                                                  505      1,351
#   Abengoa SA Class B                                        2,020      4,927
    Abertis Infraestructuras SA                               1,826     34,071
    Acciona SA                                                  375     24,533
    Acerinox SA                                               1,502     16,208
    ACS Actividades de Construccion y Servicios SA              443     11,378
    Amadeus IT Holding SA Class A                             1,147     33,844
    Antena 3 de Television SA                                 1,085      6,617
    Banco Bilbao Vizcaya Argentaria SA                        5,661     55,107
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR         15,073    147,715
#   Banco de Sabadell SA                                     28,286     58,759
*   Banco Espanol de Credito SA                               1,229      5,662
*   Banco Popular Espanol SA                                 59,448     46,286

                                     1570

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SPAIN -- (Continued)
    Banco Santander SA                                      16,112 $  116,354
    Banco Santander SA Sponsored ADR                        34,963    253,482
    Bankinter SA (5474008)                                   4,250     15,629
    Bankinter SA (B87RCP8)                                   2,360      8,690
    Bolsas y Mercados Espanoles SA                             711     19,298
    CaixaBank                                                9,793     36,210
*   Cementos Portland Valderrivas SA                           228      1,168
    Construcciones y Auxiliar de Ferrocarriles SA               22      8,684
*   Deoleo SA                                                3,188      1,113
    Dinamia Capital Privado Sociedad de Capital Riesgo SA      540      3,660
    Distribuidora Internacional de Alimentacion SA           1,384     10,728
    Ebro Foods SA                                              994     20,391
    Enagas SA                                                1,894     50,439
    Ence Energia y Celulosa S.A                              3,302      8,710
    Ferrovial SA                                             2,847     47,096
    Fomento de Construcciones y Contratas SA                 1,348     13,985
    Gamesa Corp. Tecnologica SA                              2,303      9,004
    Gas Natural SDG SA                                       3,219     67,405
    Grupo Catalana Occidente SA                                923     20,916
#*  Grupo Ezentis SA                                        16,115      2,867
    Iberdrola SA                                            20,825    111,967
    Inditex SA                                                 424     56,903
    Indra Sistemas SA                                          974     13,105
*   Jazztel P.L.C.                                           4,413     33,180
    Mapfre SA                                                8,504     31,146
*   Mediaset Espana Comunicacion SA                          1,132      8,873
    Melia Hotels International SA                              953      7,060
*   NH Hoteles SA                                            2,275      7,924
    Obrascon Huarte Lain SA                                    479     17,715
    Papeles y Cartones de Europa SA                          3,419     11,612
    Pescanova SA                                               468         --
*   Promotora de Informaciones SA Class A                    1,912        567
    Prosegur Cia de Seguridad SA                             5,140     28,732
*   Realia Business SA                                      10,596      6,522
    Red Electrica Corp. SA                                     667     35,457
    Repsol SA                                                  551     12,918
    Repsol SA Sponsored ADR                                  2,800     65,408
*   Sacyr Vallehermoso SA                                    2,882      5,998
    Telefonica SA Sponsored ADR                              5,849     85,220
    Tubacex SA                                               1,844      5,188
    Tubos Reunidos SA                                        4,346      9,381
    Vidrala SA                                                 371     12,367
    Viscofan SA                                                735     38,194
    Zardoya Otis SA                                          1,308     18,279
                                                                   ----------
TOTAL SPAIN                                                         1,786,003
                                                                   ----------
SWEDEN -- (3.1%)
    AarhusKarlshamn AB                                         500     26,262
    AF AB Class B                                              785     21,617
#   Alfa Laval AB                                            1,044     23,013
#   Assa Abloy AB Class B                                    1,322     52,905
#   Atlas Copco AB Class A                                     705     18,642

                                     1571

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
SWEDEN -- (Continued)
    Atlas Copco AB Class B                                     777 $ 18,539
#   Axfood AB                                                  350   15,422
    B&B Tools AB Class B                                       600    7,323
    Bilia AB Class A                                         1,300   22,587
    BillerudKorsnas AB                                       1,444   14,333
    Boliden AB                                               4,894   78,157
#   Bure Equity AB                                           4,279   15,142
    Castellum AB                                               857   12,832
#   Concentric AB                                            2,000   20,432
    Duni AB                                                  1,648   15,578
    Electrolux AB Series B                                   2,487   70,783
#*  Eniro AB                                                   399      966
    Fabege AB                                                1,782   19,299
#*  Hakon Invest AB                                            900   24,299
#   Haldex AB                                                2,000   12,737
#   Hennes & Mauritz AB Class B                              1,528   54,265
    Hexagon AB Class B                                       2,701   77,487
#   Hoganas AB Class B                                         900   43,110
    Holmen AB Class B                                          995   27,890
    Husqvarna AB Class A                                       841    4,875
    Husqvarna AB Class B                                     4,615   26,703
    Industrial & Financial Systems Class B                     854   16,224
#   Intrum Justitia AB                                         596   12,258
#   JM AB                                                    1,200   27,026
    Kungsleden AB                                            1,161    8,141
    Lindab International AB                                    600    4,720
    Loomis AB Class B                                          664   12,981
*   Lundin Petroleum AB                                      1,361   32,725
    Millicom International Cellular SA                         184   15,113
    NCC AB Class B                                           1,600   38,070
    Nibe Industrier AB Class B                                 404    6,594
    Nobia AB                                                 4,200   24,179
    Nordea Bank AB                                          16,075  193,431
*   PA Resources AB                                             48      173
    Peab AB                                                    947    5,314
    Ratos AB Class B                                         1,475   14,253
    Saab AB Class B                                          1,066   23,397
#   Sandvik AB                                               1,412   20,140
    Scania AB Class B                                        1,157   24,744
    Securitas AB Class B                                     3,324   32,709
    Skandinaviska Enskilda Banken AB Class A                11,668  120,033
#   Skanska AB Class B                                       3,330   56,809
#   SKF AB Class B                                           1,600   37,351
    SkiStar AB                                                 883   10,350
#   SSAB AB Class A                                          2,939   21,654
    SSAB AB Class B                                            957    6,146
    Svenska Cellulosa AB Class A                               306    8,391
    Svenska Cellulosa AB Class B                             6,476  168,692
    Svenska Handelsbanken AB Class A                         2,994  136,491
    Swedbank AB Class A                                      5,147  126,738
    Tele2 AB Class B                                         2,602   44,648
    Telefonaktiebolaget LM Ericsson Sponsored ADR           19,000  233,890

                                     1572

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SWEDEN -- (Continued)
    TeliaSonera AB                                          10,779 $   74,372
#   Trelleborg AB Class B                                    4,200     62,534
    Volvo AB Class A                                         2,200     30,372
    Volvo AB Class B                                         4,667     64,684
    Wihlborgs Fastigheter AB                                 1,441     23,864
                                                                   ----------
TOTAL SWEDEN                                                        2,464,409
                                                                   ----------
SWITZERLAND -- (5.2%)
    ABB, Ltd. Sponsored ADR                                  6,088    137,406
    Adecco SA                                                1,572     84,084
    Allreal Holding AG                                         202     29,561
#   Alpiq Holding AG                                             8      1,016
    ams AG                                                     403     37,612
    Aryzta AG                                                1,642    101,952
    Ascom Holding AG                                         1,836     23,806
    Autoneum Holding AG                                        124      8,526
    Baloise Holding AG                                         927     95,551
    Bank Coop AG                                                87      4,694
    Banque Cantonale Vaudoise                                   54     29,920
    Barry Callebaut AG                                          34     33,218
    Belimo Holding AG                                            7     15,936
    Berner Kantonalbank AG                                     107     29,831
    BKW AG                                                     158      5,457
*   Bobst Group AG                                             277      8,961
    Bucher Industries AG                                       173     41,758
    Burckhardt Compression Holding AG                           85     34,762
    Cie Financiere Richemont SA Class A                      1,096     88,698
    Clariant AG                                              4,576     66,949
*   Coca-Cola HBC AG ADR                                       810     20,857
    Credit Suisse Group AG Sponsored ADR                     6,552    188,567
    Daetwyler Holding AG                                       116     13,203
*   Dufry AG                                                   227     30,242
#   EFG International AG                                     1,159     15,495
    Emmi AG                                                     35     10,841
    EMS-Chemie Holding AG                                       77     22,267
    Energiedienst Holding AG                                   604     23,061
    Flughafen Zuerich AG                                        73     35,519
    Forbo Holding AG                                            27     17,433
    GAM Holding AG                                           2,325     41,117
*   Gategroup Holding AG                                       383      7,423
    Geberit AG                                                 144     35,191
    Georg Fischer AG                                            69     30,053
    Givaudan SA                                                 77     99,163
    Gurit Holding AG                                            16      6,532
    Helvetia Holding AG                                         96     40,275
    Holcim, Ltd.                                             2,247    175,277
    Huber & Suhner AG                                          120      5,861
    Implenia AG                                                250     13,733
    Julius Baer Group, Ltd.                                  2,127     84,792
    Kaba Holding AG Class B                                     21      8,222
    Kudelski SA                                              1,531     19,301
    Kuehne + Nagel International AG                            127     14,547

                                     1573

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    Kuoni Reisen Holding AG                                     48 $   14,651
    Liechtensteinische Landesbank AG                            96      4,041
    Lindt & Spruengli AG                                         1     44,564
#   Logitech International SA                                1,706     10,878
    Luzerner Kantonalbank AG                                    48     19,105
#   Metall Zug AG                                                2      4,861
#*  Meyer Burger Technology AG                                 852      5,211
    Micronas Semiconductor Holding AG                          845      5,957
    Mobimo Holding AG                                          102     22,923
    Nestle SA                                                4,725    336,951
    OC Oerlikon Corp. AG                                     3,935     45,549
    Orell Fuessli Holding AG                                    31      2,985
    Panalpina Welttransport Holding AG                         158     15,386
    Partners Group Holding AG                                   74     18,986
    PubliGroupe AG                                              64      9,278
    Rieter Holding AG                                           89     14,875
    Romande Energie Holding SA                                   7      7,528
#*  Schmolz + Bickenbach AG                                    299        877
    Schweiter Technologies AG                                   17     10,667
    SGS SA                                                      17     41,108
    Sika AG                                                     29     70,077
    St Galler Kantonalbank AG                                   45     19,691
    Sulzer AG                                                  460     78,609
    Swatch Group AG (The) (7184725)                            172     98,680
    Swatch Group AG (The) (7184736)                            360     36,202
    Swiss Life Holding AG                                      610     96,639
    Swiss Re AG                                              3,384    269,304
    Swisscom AG                                                 62     29,203
    Syngenta AG ADR                                            700     59,850
    UBS AG (B18YFJ4)                                        16,424    292,978
    UBS AG (H89231338)                                       4,600     81,834
    Valiant Holding                                            297     27,847
    Valora Holding AG                                           83     16,296
    Vaudoise Assurances Holding SA Class B                       4      1,507
    Vetropack Holding AG                                         1      2,027
#*  Von Roll Holding AG                                      3,134      5,588
    Vontobel Holding AG                                        600     19,362
#   Zehnder Group AG                                           360     15,928
*   Zug Estates Holding AG                                       2      2,680
    Zurich Insurance Group AG                                1,419    396,528
                                                                   ----------
TOTAL SWITZERLAND                                                   4,095,881
                                                                   ----------
UNITED KINGDOM -- (18.7%)
    Aberdeen Asset Management P.L.C.                        11,695     81,635
    Admiral Group P.L.C.                                       417      8,307
*   Afren P.L.C.                                            19,242     40,159
*   Aga Rangemaster Group P.L.C.                             1,374      1,678
    Aggreko P.L.C.                                             836     23,174
*   Alent P.L.C.                                             5,870     30,909
    AMEC P.L.C.                                              3,699     58,311
    Amlin P.L.C.                                             9,055     59,728
    Anglo American P.L.C.                                    6,671    163,111

                                     1574

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    Anglo Pacific Group P.L.C.                               2,760 $  9,333
    Anite P.L.C.                                             6,078   11,569
    Antofagasta P.L.C.                                       2,036   28,569
    ARM Holdings P.L.C. Sponsored ADR                        1,200   56,100
    Ashtead Group P.L.C.                                    11,656  106,599
    Associated British Foods P.L.C.                          3,325  100,022
    Aveva Group P.L.C.                                       1,057   36,486
    Aviva P.L.C.                                            31,314  148,664
    Babcock International Group P.L.C.                       4,258   70,853
    BAE Systems P.L.C.                                      17,139  100,104
    Balfour Beatty P.L.C.                                    9,061   30,426
#   Barclays P.L.C. Sponsored ADR                           13,100  235,538
*   Barratt Developments P.L.C.                             21,555  104,344
    BBA Aviation P.L.C.                                     10,853   42,374
    Beazley P.L.C.                                          13,422   46,888
    Bellway P.L.C.                                           2,995   62,649
    Berendsen P.L.C.                                         4,540   54,557
    Berkeley Group Holdings P.L.C.                           2,238   72,565
    BG Group P.L.C. Sponsored ADR                            7,000  117,530
    BHP Billiton P.L.C. ADR                                  1,847  104,411
    Bodycote P.L.C.                                          3,492   28,135
    Booker Group P.L.C.                                      4,895    9,054
    Bovis Homes Group P.L.C.                                 1,341   16,001
    BP P.L.C. Sponsored ADR                                 17,176  748,874
    Brewin Dolphin Holdings P.L.C.                           8,248   26,800
#   British Sky Broadcasting Group P.L.C. Sponsored ADR        650   34,274
    Britvic P.L.C.                                           2,726   18,640
    BT Group P.L.C. Sponsored ADR                            2,400  103,224
    Bunzl P.L.C.                                             3,497   69,564
    Burberry Group P.L.C.                                    1,344   27,960
    Cable & Wireless Communications P.L.C.                  46,271   30,462
*   Cairn Energy P.L.C.                                      3,148   14,134
    Capita P.L.C.                                            2,990   41,929
    Carillion P.L.C.                                         9,492   39,599
    Carnival P.L.C.                                            367   13,250
    Carnival P.L.C. ADR                                      1,300   46,969
    Catlin Group, Ltd.                                       6,182   50,535
*   Centamin P.L.C.                                          1,892    1,227
    Centrica P.L.C.                                         14,387   82,981
    Chemring Group P.L.C.                                      722    3,043
    Chesnara P.L.C.                                          3,877   14,405
    Close Brothers Group P.L.C.                              2,952   47,659
    Cobham P.L.C.                                           11,022   42,941
*   Colt Group SA                                            2,757    4,927
    Compass Group P.L.C.                                     8,172  107,626
    Computacenter P.L.C.                                     3,281   22,906
    Cranswick P.L.C.                                           855   14,029
    Croda International P.L.C.                               1,303   50,230
    CSR P.L.C.                                               2,830   21,701
    Daily Mail & General Trust P.L.C.                        4,069   43,483
    Dairy Crest Group P.L.C.                                 2,589   18,551
    De La Rue P.L.C.                                         1,308   18,938

                                     1575

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
UNITED KINGDOM -- (Continued)
    Debenhams P.L.C.                                        22,081 $   28,562
    Dignity P.L.C.                                             576     12,322
*   Dixons Retail P.L.C.                                    49,297     26,970
    Domino Printing Sciences P.L.C.                          2,941     30,463
    Drax Group P.L.C.                                        6,130     58,504
    DS Smith P.L.C.                                         16,910     61,437
    E2V Technologies P.L.C.                                  3,334      6,169
    easyJet P.L.C.                                           2,947     51,248
    Elementis P.L.C.                                         5,496     22,563
*   EnQuest P.L.C.                                           8,083     16,194
*   Enterprise Inns P.L.C.                                  11,823     18,026
*   Essar Energy P.L.C.                                        130        289
    Eurasian Natural Resources Corp. P.L.C.                    817      3,513
    Evraz P.L.C.                                             3,308      8,050
    Experian P.L.C.                                          3,075     54,104
    F&C Asset Management P.L.C.                              6,813     10,377
    Fenner P.L.C.                                            3,512     19,210
    Filtrona P.L.C.                                          4,670     51,360
*   Findel P.L.C.                                              841      2,125
    Firstgroup P.L.C.                                        8,640     28,373
    G4S P.L.C.                                              19,492     94,879
*   Gem Diamonds, Ltd.                                       2,700      5,473
    GKN P.L.C.                                              23,695    101,426
    Go-Ahead Group P.L.C.                                      487     11,723
    Greggs P.L.C.                                            1,490      9,597
    Halfords Group P.L.C.                                    4,424     23,694
    Halma P.L.C.                                             7,034     54,758
    Hays P.L.C.                                              7,814     11,362
    Helical Bar P.L.C.                                       3,459     13,331
    Henderson Group P.L.C.                                  12,095     31,084
    Hill & Smith Holdings P.L.C.                             4,255     28,352
    Hiscox, Ltd.                                             5,848     50,976
    Home Retail Group P.L.C.                                 5,486     13,286
    Homeserve P.L.C.                                         2,825      9,197
    Howden Joinery Group P.L.C.                              7,492     28,974
    HSBC Holdings P.L.C. Sponsored ADR                      21,019  1,153,102
    Hunting P.L.C.                                           2,655     33,341
    Huntsworth P.L.C.                                        9,410      8,743
    ICAP P.L.C.                                              9,292     41,649
    IG Group Holdings P.L.C.                                 3,093     25,906
    IMI P.L.C.                                               2,813     54,224
    Inchcape P.L.C.                                          8,065     62,872
    Informa P.L.C.                                          10,074     74,960
    Inmarsat P.L.C.                                          3,198     35,946
*   Innovation Group P.L.C.                                 32,087     12,951
    InterContinental Hotels Group P.L.C. ADR                 1,493     44,118
*   International Consolidated Airlines Group SA            16,331     69,194
    International Personal Finance P.L.C.                    5,305     42,072
    Interserve P.L.C.                                        2,216     16,313
    Intertek Group P.L.C.                                    1,135     58,390
    Invensys P.L.C.                                          5,798     34,713
    Investec P.L.C.                                         10,261     72,661

                                     1576

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
UNITED KINGDOM -- (Continued)
*   IP Group P.L.C.                                          4,973 $ 11,972
    ITV P.L.C.                                              22,994   44,963
    J Sainsbury P.L.C.                                      13,434   79,616
    Jardine Lloyd Thompson Group P.L.C.                      1,972   26,002
    JD Wetherspoon P.L.C.                                      229    2,091
*   JKX Oil & Gas P.L.C.                                     3,242    3,416
    John Wood Group P.L.C.                                   5,173   62,437
    Johnson Matthey P.L.C.                                   1,581   59,629
*   Johnston Press P.L.C.                                    9,724    2,312
    Kazakhmys P.L.C.                                         2,842   15,448
    Kcom Group P.L.C.                                       13,914   18,301
    Keller Group P.L.C.                                      1,423   18,992
    Kingfisher P.L.C.                                       26,248  127,897
*   Kofax P.L.C.                                             1,336    6,649
    Laird P.L.C.                                             6,889   23,250
    Lamprell P.L.C.                                          2,548    5,726
    Lancashire Holdings, Ltd.                                2,692   35,444
    Legal & General Group P.L.C.                            22,186   58,508
*   Lloyds Banking Group P.L.C.                             26,361   22,393
*   Lloyds Banking Group P.L.C. ADR                         24,123   82,742
    London Stock Exchange Group P.L.C.                       2,568   53,585
*   Lonmin P.L.C.                                            8,475   35,549
    Lookers P.L.C.                                           4,741    6,879
    Low & Bonar P.L.C.                                       7,100    7,821
    Man Group P.L.C.                                         9,204   14,635
    Marks & Spencer Group P.L.C.                            10,233   65,135
    Marshalls P.L.C.                                         2,962    5,857
    McBride P.L.C.                                           5,164    9,183
    Meggitt P.L.C.                                          14,533  105,919
    Melrose Industries P.L.C.                               12,372   46,896
    Michael Page International P.L.C.                        4,900   28,442
*   Mitchells & Butlers P.L.C.                               6,562   34,146
    Mitie Group P.L.C.                                       7,518   32,267
    Mondi P.L.C.                                             6,514   86,568
    Morgan Advanced Materials P.L.C.                         3,198   13,019
    Morgan Sindall Group P.L.C.                                778    6,960
    N Brown Group P.L.C.                                     2,652   18,363
    National Express Group P.L.C.                           10,716   31,861
    National Grid P.L.C. Sponsored ADR                       1,305   83,233
    Next P.L.C.                                                805   54,568
    Northgate P.L.C.                                         2,035   10,712
    Novae Group P.L.C.                                       2,345   17,005
    Old Mutual P.L.C.                                       49,164  156,812
    Pace P.L.C.                                              6,191   23,897
    Pearson P.L.C. Sponsored ADR                             7,614  139,108
*   Pendragon P.L.C.                                        30,527   11,010
    Pennon Group P.L.C.                                      3,952   42,094
    Persimmon P.L.C. (0682538)                               5,809   97,584
    Persimmon P.L.C. (B8Y2Q10)                               5,809    6,768
    Petrofac, Ltd.                                             300    6,305
    Petropavlovsk P.L.C.                                     3,030    6,866
    Phoenix IT Group, Ltd.                                   1,920    4,480

                                     1577

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
UNITED KINGDOM -- (Continued)
    Premier Farnell P.L.C.                                    3,194 $   10,501
*   Premier Foods P.L.C.                                      2,924      3,325
*   Premier Oil P.L.C.                                        7,044     40,882
    Prudential P.L.C. ADR                                     6,900    238,326
*   Punch Taverns P.L.C.                                     12,288      1,960
    PZ Cussons P.L.C.                                         1,245      7,723
    QinetiQ Group P.L.C.                                     15,195     44,735
*   Quintain Estates & Development P.L.C.                    14,008     14,083
    Randgold Resources, Ltd.                                    235     19,012
    Rathbone Brothers P.L.C.                                    683     15,506
    Reed Elsevier P.L.C. Sponsored ADR                        1,125     52,447
    Regus P.L.C.                                             13,221     33,675
    Renishaw P.L.C.                                             991     25,382
    Rentokil Initial P.L.C.                                  20,074     29,605
    Resolution, Ltd.                                         26,561    109,076
    Rexam P.L.C.                                             12,566    100,896
    Rio Tinto P.L.C.                                            948     43,532
#   Rio Tinto P.L.C. Sponsored ADR                            4,335    199,670
    Rolls-Royce Holdings P.L.C. (B63H849)                     8,886    156,210
    Rolls-Royce Holdings P.L.C. (B9KGVK7)                 1,057,434      1,643
    Rotork P.L.C.                                               944     42,708
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR         4,406     42,121
    Royal Dutch Shell P.L.C. ADR                             15,447  1,078,046
    RPS Group P.L.C.                                          5,472     21,228
    RSA Insurance Group P.L.C.                               54,564     94,482
    Sage Group P.L.C. (The)                                  16,400     86,045
*   Salamander Energy P.L.C.                                  2,521      7,164
    Savills P.L.C.                                            4,011     36,213
    Schroders P.L.C. (0239581)                                  871     25,073
    Schroders P.L.C. (0240549)                                1,473     53,498
    SDL P.L.C.                                                2,030     11,481
    Senior P.L.C.                                             9,084     36,053
    Serco Group P.L.C.                                        5,235     50,379
    Severfield-Rowen P.L.C.                                   5,353      3,284
    Severn Trent P.L.C.                                       1,705     48,321
    Shanks Group P.L.C.                                      13,706     17,433
    SIG P.L.C.                                                8,856     22,321
*   Soco International P.L.C.                                 3,504     20,660
    Spectris P.L.C.                                           1,856     60,925
    Speedy Hire P.L.C.                                        1,158        872
    Spirax-Sarco Engineering P.L.C.                           1,339     54,700
    Spirent Communications P.L.C.                            19,193     38,911
    Spirit Pub Co. P.L.C.                                    12,288     12,392
    SSE P.L.C.                                                3,985     96,484
    St James's Place P.L.C.                                   1,836     15,806
    ST Modwen Properties P.L.C.                               3,552     14,807
    Stagecoach Group P.L.C.                                   8,475     40,508
    Standard Chartered P.L.C.                                12,061    303,544
    Standard Life P.L.C.                                     22,588    131,614
    TalkTalk Telecom Group P.L.C.                             5,939     23,147
    Tate & Lyle P.L.C.                                        6,232     81,785
    Taylor Wimpey P.L.C.                                     71,079    102,846

                                     1578

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------ -----------
UNITED KINGDOM -- (Continued)
    Telecity Group P.L.C.                                    2,044 $    29,335
    Tesco P.L.C.                                            33,306     189,444
*   Thomas Cook Group P.L.C.                                17,383      34,959
    Travis Perkins P.L.C.                                    3,852      85,949
*   Trinity Mirror P.L.C.                                    7,656      10,683
    TT electronics P.L.C.                                    3,593       9,307
    TUI Travel P.L.C.                                        7,598      37,149
    Tullett Prebon P.L.C.                                    1,416       5,389
    Tullow Oil P.L.C.                                        2,740      42,710
    UBM P.L.C.                                               4,172      47,449
    Ultra Electronics Holdings P.L.C.                          795      20,397
    Unilever P.L.C. Sponsored ADR                            1,800      77,976
    Unite Group P.L.C.                                          93         503
    United Utilities Group P.L.C.                            4,818      55,504
    Vedanta Resources P.L.C.                                 1,465      27,721
    Vesuvius P.L.C.                                          5,870      31,802
    Vodafone Group P.L.C. Sponsored ADR                     28,773     880,166
    Weir Group P.L.C. (The)                                    657      22,539
    WH Smith P.L.C.                                          3,602      41,456
    Whitbread P.L.C.                                         2,180      86,662
    WM Morrison Supermarkets P.L.C.                         20,251      91,904
    Wolseley P.L.C.                                          1,830      90,638
    Wolseley P.L.C. ADR                                      2,773      13,754
    WPP P.L.C. Sponsored ADR                                 2,100     173,334
    WS Atkins P.L.C.                                         1,777      24,922
    Xchanging P.L.C.                                         2,042       4,248
    Xstrata P.L.C.                                          11,296     169,987
                                                                   -----------
TOTAL UNITED KINGDOM                                                14,760,012
                                                                   -----------
UNITED STATES -- (0.0%)
    ASML Holding NV                                            154      11,453
#*  Brookfield Property Partners L.P.                           64       1,392
                                                                   -----------
TOTAL UNITED STATES                                                     12,845
                                                                   -----------
TOTAL COMMON STOCKS                                                 71,467,761
                                                                   -----------
PREFERRED STOCKS -- (0.0%)

UNITED KINGDOM -- (0.0%)
    Mcbride PLC                                             87,788         136
                                                                   -----------
RIGHTS/WARRANTS -- (0.0%)

BELGIUM -- (0.0%)
*   Tessenderlo Chemie NV STRIP VVPR                           131          --
                                                                   -----------
ISRAEL -- (0.0%)
*   Africa Israel Investments, Ltd. Rights 05/08/13             28          91
                                                                   -----------
NETHERLANDS -- (0.0%)
#*  Koninklijke KPN NV Rights 05/14/13                         638         857
                                                                   -----------
SPAIN -- (0.0%)
#*  Banco Santander SA Rights 05/02/13                      16,112       3,427
                                                                   -----------

                                     1579

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                          SHARES     VALUE++
                                                          -------- -----------
SWITZERLAND -- (0.0%)
*     Meyer Burger Technology AG Rights 05/07/13               852 $       715
                                                                   -----------
TOTAL RIGHTS/WARRANTS                                                    5,090
                                                                   -----------
                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)     VALUE+
                                                          -------- -----------
SECURITIES LENDING COLLATERAL -- (9.5%)
(S)@  DFA Short Term Investment Fund                       605,013   7,000,000
@     Repurchase Agreement, Deutsche Bank Securities,
        Inc. 0.16%, 05/01/13 (Collateralized by $487,869
        FNMA, rates ranging from 3.000% to 3.500%,
        maturities ranging from 09/01/32 to 08/01/42,
        valued at $498,622) to be repurchased at $488,847 $    489     488,845
                                                                   -----------
TOTAL SECURITIES LENDING COLLATERAL                                  7,488,845
                                                                   -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $90,980,693)                   $78,961,832
                                                                   ===========

                                     1580

                       VA U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            Shares   Value+
                                                            ------ --------
COMMON STOCKS -- (87.8%)

Consumer Discretionary -- (13.0%)
*   1-800-Flowers.com, Inc. Class A                          6,817 $ 40,425
    AH Belo Corp. Class A                                    5,125   29,725
#*  ALCO Stores, Inc.                                        1,100    8,140
    Ambassadors Group, Inc.                                    113      379
*   America's Car-Mart, Inc.                                 1,412   65,333
    American Greetings Corp. Class A                         3,700   68,228
    Ark Restaurants Corp.                                      411    8,952
*   Ascent Capital Group, Inc. Class A                       1,823  121,211
*   Ballantyne Strong, Inc.                                  3,604   16,182
#*  Barnes & Noble, Inc.                                    11,200  203,056
    Bassett Furniture Industries, Inc.                       2,400   33,672
    Beasley Broadcasting Group, Inc. Class A                 1,850   12,080
#*  Beazer Homes USA, Inc.                                   2,866   46,315
#   bebe stores, Inc.                                        3,532   19,991
    Belo Corp. Class A                                      12,948  138,803
    Big 5 Sporting Goods Corp.                                 547    9,190
#*  Biglari Holdings, Inc.                                     310  120,057
    Bob Evans Farms, Inc.                                    6,934  300,520
    Bon-Ton Stores, Inc. (The)                               1,576   24,176
#*  Books-A-Million, Inc.                                    2,707    7,038
    Bowl America, Inc. Class A                                 120    1,529
#*  Boyd Gaming Corp.                                       10,794  129,528
*   Bridgepoint Education, Inc.                                207    2,231
    Brown Shoe Co., Inc.                                    10,800  182,628
*   Build-A-Bear Workshop, Inc.                              4,475   22,688
*   Cabela's, Inc.                                           6,249  401,186
*   Cache, Inc.                                              4,063   15,521
#   Callaway Golf Co.                                       12,064   80,829
#*  Cambium Learning Group, Inc.                             2,293    2,224
    Canterbury Park Holding Corp.                              332    3,901
    Carriage Services, Inc.                                  4,499   78,687
#*  Carrols Restaurant Group, Inc.                           1,660    7,885
#*  Cavco Industries, Inc.                                   1,469   67,016
*   Central European Media Enterprises, Ltd. Class A         3,200   11,840
*   Charles & Colvard, Ltd.                                    863    3,357
*   Christopher & Banks Corp.                                4,071   28,293
    Churchill Downs, Inc.                                    3,200  244,672
#*  Citi Trends, Inc.                                        1,087   12,794
#*  Coast Distribution System (The)                            800    2,160
*   Cobra Electronics Corp.                                  1,000    3,070
#*  Coldwater Creek, Inc.                                    1,384    4,941
    Columbia Sportswear Co.                                  1,400   82,040
*   Conn's, Inc.                                             7,864  340,590
    Core-Mark Holding Co., Inc.                              3,111  161,896
#*  Corinthian Colleges, Inc.                               16,301   32,602
    CSS Industries, Inc.                                     2,542   72,854
    Culp, Inc.                                                 907   14,730
*   Cumulus Media, Inc. Class A                                774    2,469
*   dELiA*s, Inc.                                            4,300    2,836
*   Delta Apparel, Inc.                                      1,640   21,943
*   Destination XL Group, Inc.                               4,600   22,908

                                     1581

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#   DeVry, Inc.                                              5,903 $165,343
#*  Digital Generation, Inc.                                   400    2,680
    Dillard's, Inc. Class A                                  7,314  602,747
#   DineEquity, Inc.                                         1,100   78,364
*   Dixie Group, Inc. (The)                                  3,300   19,734
#   Dorman Products, Inc.                                      566   21,361
    Dover Downs Gaming & Entertainment, Inc.                   937    1,724
    Dover Motorsports, Inc.                                  3,360    7,022
#*  DreamWorks Animation SKG, Inc. Class A                   5,213  100,507
    EDCI Holdings, Inc.                                      1,611    5,115
#*  Education Management Corp.                                 848    4,808
*   Emerson Radio Corp.                                      2,934    4,694
#*  Entercom Communications Corp. Class A                    2,272   17,971
#*  Entertainment Gaming Asia, Inc.                            800    1,584
    Escalade, Inc.                                             794    4,558
*   EW Scripps Co. Class A                                   8,280  115,009
*   Exide Technologies                                       3,321    2,813
#*  FAB Universal Corp.                                      1,050    4,651
*   Federal-Mogul Corp.                                      9,173   68,614
    Fisher Communications, Inc.                              1,403   58,112
#   Flexsteel Industries, Inc.                                 745   15,340
    Fred's, Inc. Class A                                     8,542  121,553
    Frisch's Restaurants, Inc.                                 439    7,164
*   Fuel Systems Solutions, Inc.                               922   14,485
*   Full House Resorts, Inc.                                 1,609    4,441
*   Furniture Brands International, Inc.                    14,606   16,067
#*  G-III Apparel Group, Ltd.                                2,120   86,199
*   Gaiam, Inc. Class A                                      1,255    5,509
#   GameStop Corp. Class A                                  13,945  486,680
    Gaming Partners International Corp.                        300    2,592
*   Genesco, Inc.                                            1,643  101,127
*   Gray Television, Inc.                                   11,264   71,526
*   Gray Television, Inc. Class A                              700    4,109
#   Group 1 Automotive, Inc.                                 2,456  148,539
    Harte-Hanks, Inc.                                        3,148   24,964
    Hastings Entertainment, Inc.                             3,200    8,080
    Haverty Furniture Cos., Inc.                             5,157  122,633
*   Helen of Troy, Ltd.                                      7,600  265,088
*   Here Media, Inc. (427105200)                               340       --
*   Here Media, Inc. (427105101)                               340       --
*   hhgregg, Inc.                                            1,188   16,050
*   Hollywood Media Corp.                                    1,384    1,910
#   Hooker Furniture Corp.                                   2,723   47,081
    Hot Topic, Inc.                                          4,834   67,434
*   Iconix Brand Group, Inc.                                10,945  313,574
#   International Speedway Corp. Class A                     4,800  157,776
#*  Isle of Capri Casinos, Inc.                              4,568   34,991
    JAKKS Pacific, Inc.                                      6,285   68,569
*   Jarden Corp.                                            14,019  630,995
*   Johnson Outdoors, Inc. Class A                           2,148   50,392
    Jones Group, Inc. (The)                                 15,899  222,586
*   Journal Communications, Inc. Class A                    10,623   72,343

                                     1582

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   K-Swiss, Inc. Class A                                    3,732 $ 17,690
*   Kid Brands, Inc.                                         3,700    4,181
#*  Kirkland's, Inc.                                         1,259   15,184
*   Krispy Kreme Doughnuts, Inc.                             7,413  101,262
    La-Z-Boy, Inc.                                           3,691   66,659
#*  Lakeland Industries, Inc.                                2,120    8,459
*   Lazare Kaplan International, Inc.                        1,563    2,344
*   Lee Enterprises, Inc.                                    6,308    9,084
    Lennar Corp. Class B                                     1,698   55,372
    Lifetime Brands, Inc.                                    2,974   40,149
    Lithia Motors, Inc. Class A                              3,970  196,594
*   Live Nation Entertainment, Inc.                         20,519  259,155
*   Luby's, Inc.                                             7,944   54,099
*   M/I Homes, Inc.                                          3,540   87,084
    Mac-Gray Corp.                                           3,700   47,915
*   Madison Square Garden Co. (The) Class A                  5,458  328,954
*   Maidenform Brands, Inc.                                  1,783   32,094
    Marcus Corp.                                             4,702   60,374
*   MarineMax, Inc.                                          6,061   70,247
*   Marriott Vacations Worldwide Corp.                       2,112   96,054
#*  McClatchy Co. (The) Class A                             11,361   26,244
    MDC Holdings, Inc.                                       5,405  203,228
*   Media General, Inc. Class A                              5,800   47,560
    Men's Wearhouse, Inc. (The)                              7,321  245,253
#   Meredith Corp.                                           6,754  262,190
*   Meritage Homes Corp.                                     1,396   68,111
*   Modine Manufacturing Co.                                10,307   94,206
*   Mohawk Industries, Inc.                                  7,687  852,335
*   Monarch Casino & Resort, Inc.                            2,145   27,606
#*  Motorcar Parts of America, Inc.                          1,030    6,159
    Movado Group, Inc.                                       4,151  125,526
*   MTR Gaming Group, Inc.                                   5,500   18,975
    NACCO Industries, Inc. Class A                           1,477   85,696
*   Navarre Corp.                                            4,987   12,168
*   Office Depot, Inc.                                      11,380   43,927
    OfficeMax, Inc.                                         15,844  182,364
*   Orient-Express Hotels, Ltd. Class A                     19,121  193,122
    Outdoor Channel Holdings, Inc.                           3,987   34,886
#*  Pacific Sunwear of California, Inc.                      1,355    3,726
    Penske Automotive Group, Inc.                            5,543  171,390
*   Pep Boys-Manny Moe & Jack (The)                         12,600  146,160
#*  Perfumania Holdings, Inc.                                1,390    8,660
    Perry Ellis International, Inc.                          3,987   70,052
#*  Pinnacle Entertainment, Inc.                            11,600  221,096
#*  Quiksilver, Inc.                                        21,509  144,756
#*  Radio One, Inc. Class D                                  3,383    5,176
#   RadioShack Corp.                                         3,671   11,637
*   Reading International, Inc. Class A                      1,086    6,321
*   Red Lion Hotels Corp.                                    4,230   27,622
#*  Red Robin Gourmet Burgers, Inc.                          2,000   96,740
#   Regis Corp.                                             13,290  249,187
#   Rent-A-Center, Inc.                                      9,000  314,370

                                     1583

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
    RG Barry Corp.                                             958 $    13,211
*   Rick's Cabaret International, Inc.                       1,800      15,192
*   Rocky Brands, Inc.                                       1,900      28,120
*   Ruby Tuesday, Inc.                                      17,122     165,056
    Ryland Group, Inc. (The)                                 2,954     133,107
    Saga Communications, Inc. Class A                        2,276     104,787
#*  Saks, Inc.                                              18,000     207,900
    Salem Communications Corp. Class A                       4,900      44,982
#   Scholastic Corp.                                         6,726     184,629
    Service Corp. International/US                          15,991     269,928
    Shiloh Industries, Inc.                                  5,891      58,026
    Shoe Carnival, Inc.                                      5,209     108,503
*   Skechers U.S.A., Inc. Class A                            7,892     163,996
*   Skyline Corp.                                            1,691       7,660
    Sonic Automotive, Inc. Class A                           5,187     114,062
*   Spanish Broadcasting System, Inc. Class A                   78         236
    Spartan Motors, Inc.                                     5,354      28,483
    Speedway Motorsports, Inc.                              10,592     190,974
*   Sport Chalet, Inc. Class A                               4,484       6,188
*   Sport Chalet, Inc. Class B                                 150         226
    Stage Stores, Inc.                                       6,632     183,640
#   Standard Motor Products, Inc.                            5,844     179,060
#*  Stanley Furniture Co., Inc.                              3,305      13,055
    Stein Mart, Inc.                                         4,258      33,681
*   Steinway Musical Instruments, Inc.                       2,578      64,295
#   Stewart Enterprises, Inc. Class A                       19,953     177,781
*   Stoneridge, Inc.                                           893       6,760
    Superior Industries International, Inc.                  5,967     109,554
    Superior Uniform Group, Inc.                             2,295      26,668
    Systemax, Inc.                                           2,377      21,773
*   Tandy Brands Accessories, Inc.                           2,500       1,275
    Trans World Entertainment Corp.                          8,600      36,980
*   Tuesday Morning Corp.                                    1,300      10,543
*   Unifi, Inc.                                              4,872      95,004
*   Universal Electronics, Inc.                              1,453      33,390
    Vail Resorts, Inc.                                         272      16,402
*   Valuevision Media, Inc. Class A                          4,732      20,348
*   VOXX International Corp.                                 4,853      46,249
#   Washington Post Co. (The) Class B                          610     270,437
*   Wells-Gardner Electronics Corp.                          1,121       2,377
    Wendy's Co. (The)                                       53,692     305,507
*   West Marine, Inc.                                        6,279      74,281
*   Wet Seal, Inc. (The) Class A                            10,609      34,585
#   Weyco Group, Inc.                                          493      11,832
*   WMS Industries, Inc.                                     4,797     121,748
*   Zale Corp.                                               4,817      21,387
                                                                   -----------
Total Consumer Discretionary                                        17,135,810
                                                                   -----------
Consumer Staples -- (4.7%)
#   Alico, Inc.                                                767      32,068
*   Alliance One International, Inc.                        16,563      62,111
    Andersons, Inc. (The)                                    2,900     158,108

                                     1584

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Staples -- (Continued)
#*  Boulder Brands, Inc.                                    10,495 $   94,560
#   Cal-Maine Foods, Inc.                                    2,400    102,432
    CCA Industries, Inc.                                       400      1,552
*   Central Garden and Pet Co.                               2,954     25,848
*   Central Garden and Pet Co. Class A                       9,618     84,638
#*  Chiquita Brands International, Inc.                     10,547     91,021
*   Constellation Brands, Inc. Class A                      19,357    955,268
#*  Craft Brew Alliance, Inc.                                3,112     23,402
*   Dole Food Co., Inc.                                     11,067    119,081
*   Farmer Bros Co.                                          4,300     65,145
    Fresh Del Monte Produce, Inc.                            9,637    244,876
    Golden Enterprises, Inc.                                   678      2,346
    Griffin Land & Nurseries, Inc.                             390     11,642
#*  Hain Celestial Group, Inc. (The)                        10,925    712,856
#*  Harbinger Group, Inc.                                    1,600     14,464
#   Ingles Markets, Inc. Class A                             3,039     64,792
#   Inter Parfums, Inc.                                      1,206     34,938
    John B Sanfilippo & Son, Inc.                            1,796     37,680
*   Mannatech, Inc.                                            682      5,081
    MGP Ingredients, Inc.                                    4,280     20,972
#   Nash Finch Co.                                           3,213     66,027
    Nutraceutical International Corp.                        2,600     48,022
#   Oil-Dri Corp. of America                                   882     24,264
*   Omega Protein Corp.                                      4,830     44,967
    Orchids Paper Products Co.                                 795     18,285
*   Overhill Farms, Inc.                                       400      1,600
*   Pantry, Inc. (The)                                       5,960     87,076
*   Post Holdings, Inc.                                      5,638    246,888
*   Prestige Brands Holdings, Inc.                          11,035    297,393
    Seaboard Corp.                                             196    538,212
*   Seneca Foods Corp. Class A                               1,129     36,794
*   Smithfield Foods, Inc.                                  24,627    630,451
    Snyders-Lance, Inc.                                      3,100     78,058
    Spartan Stores, Inc.                                     5,011     84,085
    Spectrum Brands Holdings, Inc.                           4,989    279,384
#   Stephan Co. (The)                                          200        372
#*  Susser Holdings Corp.                                    2,447    130,107
*   TreeHouse Foods, Inc.                                    2,609    166,219
    Universal Corp.                                          3,612    207,871
#   Village Super Market, Inc. Class A                         726     25,555
#   Weis Markets, Inc.                                       6,017    251,691
                                                                   ----------
Total Consumer Staples                                              6,228,202
                                                                   ----------
Energy -- (6.7%)
    Adams Resources & Energy, Inc.                             489     24,298
    Alon USA Energy, Inc.                                    6,477    107,518
*   Alpha Natural Resources, Inc.                           24,338    180,588
#   Arch Coal, Inc.                                          4,886     23,697
*   Barnwell Industries, Inc.                                  480      1,488
#*  Basic Energy Services, Inc.                                941     12,920
    Berry Petroleum Co. Class A                                202      9,678
#*  Bill Barrett Corp.                                       4,418     87,741

                                     1585

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Energy -- (Continued)
    Bolt Technology Corp.                                    1,400 $ 22,400
#*  BPZ Resources, Inc.                                     16,646   35,622
    Bristow Group, Inc.                                      5,612  354,678
#*  Cal Dive International, Inc.                            15,652   26,139
#*  Callon Petroleum Co.                                     1,158    4,146
#*  Carrizo Oil & Gas, Inc.                                    300    7,266
*   Clayton Williams Energy, Inc.                               36    1,390
*   Cloud Peak Energy, Inc.                                  7,461  145,788
*   Comstock Resources, Inc.                                 6,586  103,137
#   Contango Oil & Gas Co.                                     937   35,250
*   Crimson Exploration, Inc.                                6,712   20,606
#*  Dawson Geophysical Co.                                   2,215   68,089
    Delek US Holdings, Inc.                                  6,871  247,974
#   DHT Holdings, Inc.                                         775    3,332
#*  Double Eagle Petroleum Co.                               1,300    6,461
#*  Endeavour International Corp.                           10,559   28,932
*   ENGlobal Corp.                                           2,200      858
*   EPL Oil & Gas, Inc.                                      6,069  198,274
#*  Era Group, Inc.                                          3,280   74,948
*   Exterran Holdings, Inc.                                 11,808  311,967
#*  Global Geophysical Services, Inc.                        5,630   20,493
*   Green Plains Renewable Energy, Inc.                      6,100   76,311
    Gulf Island Fabrication, Inc.                            2,703   55,574
    Gulfmark Offshore, Inc. Class A                          3,413  142,049
*   Harvest Natural Resources, Inc.                          7,276   23,865
*   Helix Energy Solutions Group, Inc.                      14,810  341,222
*   Hercules Offshore, Inc.                                 20,035  147,658
*   HKN, Inc.                                                  141   12,567
*   Hornbeck Offshore Services, Inc.                         6,159  276,662
#*  James River Coal Co.                                       968    1,597
*   Key Energy Services, Inc.                                6,352   37,731
*   Lucas Energy, Inc.                                       3,400    4,386
#*  Magnum Hunter Resources Corp.                           10,110   27,499
*   Matrix Service Co.                                       3,683   55,355
#*  Mexco Energy Corp.                                         100      588
#*  Miller Energy Resources, Inc.                            2,236    8,497
*   Mitcham Industries, Inc.                                   563    8,361
    Nabors Industries, Ltd.                                 18,257  270,021
*   Natural Gas Services Group, Inc.                         2,866   57,865
*   Newfield Exploration Co.                                 5,149  112,197
#*  Newpark Resources, Inc.                                 12,272  128,856
#   Nordic American Tankers, Ltd.                              841    7,493
*   Overseas Shipholding Group, Inc.                         2,316    7,689
*   Parker Drilling Co.                                     17,533   72,236
#   Patterson-UTI Energy, Inc.                              12,700  267,843
*   PDC Energy, Inc.                                         6,007  260,103
#   Penn Virginia Corp.                                      6,970   28,089
*   PHI, Inc.                                                3,000   83,310
*   Pioneer Energy Services Corp.                           14,053   99,074
*   Plains Exploration & Production Co.                      3,132  141,566
    QEP Resources, Inc.                                      9,447  271,223
*   REX American Resources Corp.                             2,075   38,782

                                     1586

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
#*  Rex Energy Corp.                                         2,000 $   32,140
*   Rowan Cos. P.L.C. Class A                               12,342    401,485
    SEACOR Holdings, Inc.                                    2,191    157,993
    Ship Finance International, Ltd.                         6,844    112,789
*   Steel Excel, Inc.                                        3,594     97,757
*   Stone Energy Corp.                                       1,563     30,838
*   Superior Energy Services, Inc.                           8,215    226,652
#*  Swift Energy Co.                                         8,400    108,696
    Teekay Corp.                                             6,873    244,679
*   Tesco Corp.                                              2,009     24,510
    Tesoro Corp.                                            15,807    844,094
*   TETRA Technologies, Inc.                                 8,631     78,801
#   Tidewater, Inc.                                          6,400    335,680
*   Triangle Petroleum Corp.                                 6,236     34,236
*   Unit Corp.                                               5,926    249,070
#*  USEC, Inc.                                              28,283      9,051
#*  Vaalco Energy, Inc.                                      7,136     47,954
#*  Verenium Corp.                                             236        543
#*  Warren Resources, Inc.                                   2,458      6,465
#   Western Refining, Inc.                                  11,599    358,525
*   Whiting Petroleum Corp.                                  2,553    113,608
*   Willbros Group, Inc.                                     6,312     59,964
                                                                   ----------
Total Energy                                                        8,807,477
                                                                   ----------
Financials -- (22.7%)
    1st Source Corp.                                         6,821    160,498
    1st United Bancorp Inc/Boca Raton                        2,700     17,901
    Access National Corp.                                      535      6,725
*   Alexander & Baldwin, Inc.                                5,182    176,499
    Allied World Assurance Co. Holdings AG                   3,850    349,618
    Alterra Capital Holdings, Ltd.                          10,901    354,828
*   American Capital, Ltd.                                  36,462    551,670
    American Equity Investment Life Holding Co.              8,844    134,783
    American Financial Group, Inc.                          12,615    608,926
#   American National Bankshares, Inc.                         702     15,254
    American National Insurance Co.                          2,880    270,806
*   American Safety Insurance Holdings, Ltd.                 2,457     59,165
*   Ameris Bancorp                                           4,419     61,292
    AMERISAFE, Inc.                                          3,543    115,714
*   AmeriServ Financial, Inc.                                6,300     19,152
#   Argo Group International Holdings, Ltd.                  4,810    199,374
    Arrow Financial Corp.                                      700     16,933
    Aspen Insurance Holdings, Ltd.                           8,831    337,256
*   Asset Acceptance Capital Corp.                           8,254     53,403
#   Associated Banc-Corp                                    23,271    332,077
    Assurant, Inc.                                          10,416    495,177
    Assured Guaranty, Ltd.                                   8,949    184,618
    Asta Funding, Inc.                                       1,714     16,094
    Astoria Financial Corp.                                  9,820     94,174
#*  Atlanticus Holdings Corp.                                2,898     10,723
    Auburn National BanCorp., Inc.                              44        977
*   AV Homes, Inc.                                           1,654     21,353

                                     1587

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Axis Capital Holdings, Ltd.                             12,669 $565,417
    Baldwin & Lyons, Inc. Class B                            3,050   74,115
    Bancfirst Corp.                                          1,600   66,944
*   Bancorp, Inc.                                            3,204   41,652
    BancorpSouth, Inc.                                       1,329   21,264
    Bank Mutual Corp.                                        7,255   37,581
    Bank of Commerce Holdings                                1,233    6,239
    Bank of Kentucky Financial Corp.                           168    4,405
    BankFinancial Corp.                                      5,991   47,269
    Banner Corp.                                             4,189  136,855
    Bar Harbor Bankshares                                      320   11,520
#   BBCN Bancorp, Inc.                                       4,812   61,979
#*  BBX Capital Corp. Class A                                2,035   24,420
    BCB Bancorp, Inc.                                          194    1,975
*   Beneficial Mutual Bancorp, Inc.                          8,224   70,315
    Berkshire Hills Bancorp, Inc.                            6,204  160,435
#*  BofI Holding, Inc.                                       1,782   72,670
    Boston Private Financial Holdings, Inc.                 13,091  126,197
#   Bridge Bancorp, Inc.                                        87    1,757
    Brookline Bancorp, Inc.                                  6,837   57,431
    Bryn Mawr Bank Corp.                                       634   14,728
    C&F Financial Corp.                                        177    7,115
    Calamos Asset Management, Inc. Class A                     748    8,490
#   California First National Bancorp                        1,000   15,920
    Camden National Corp.                                      573   19,132
    Cape Bancorp, Inc.                                         439    3,955
*   Capital Bank Financial Corp. Class A                       508    9,078
*   Capital City Bank Group, Inc.                            1,869   23,363
    Capital Southwest Corp.                                    300   35,307
    CapitalSource, Inc.                                     31,520  282,104
    Cardinal Financial Corp.                                 8,121  123,845
    Cathay General Bancorp                                   9,920  195,523
    Center Bancorp, Inc.                                       601    7,002
    Centerstate Banks, Inc.                                  2,020   16,806
*   Central Pacific Financial Corp.                            777   13,085
    Century Bancorp, Inc. Class A                              134    4,553
    CFS Bancorp, Inc.                                        3,312   30,570
    Chemical Financial Corp.                                 5,945  147,436
    Citizens Community Bancorp, Inc.                         2,054   14,645
    Citizens Holding Co.                                       171    3,369
    City Holding Co.                                           711   27,146
    Clifton Savings Bancorp, Inc.                              834   10,016
    CNB Financial Corp.                                        439    7,107
    CNO Financial Group, Inc.                               32,460  367,447
    CoBiz Financial, Inc.                                    4,891   41,867
    Columbia Banking System, Inc.                            5,011  107,586
    Commercial National Financial Corp.                        162    3,726
#   Community Bank System, Inc.                              6,629  189,855
#   Community Trust Bancorp, Inc.                            3,145  108,880
#   Consolidated-Tomoka Land Co.                               558   20,763
*   Cowen Group, Inc. Class A                                9,757   24,978
    Dime Community Bancshares, Inc.                          4,564   65,128

                                     1588

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Donegal Group, Inc. Class A                              6,209 $ 90,900
    Donegal Group, Inc. Class B                                592   14,853
*   E*TRADE Financial Corp.                                 23,987  246,826
    Eastern Insurance Holdings, Inc.                         3,064   57,082
#   EMC Insurance Group, Inc.                                4,544  128,277
#   Employers Holdings, Inc.                                 1,402   31,755
    Endurance Specialty Holdings, Ltd.                       4,708  230,551
#*  Enstar Group, Ltd.                                       1,095  139,164
    Enterprise Bancorp, Inc.                                   338    5,449
    Enterprise Financial Services Corp.                      1,899   27,308
    ESB Financial Corp.                                      1,511   21,154
    ESSA Bancorp, Inc.                                       2,833   30,511
*   Farmers Capital Bank Corp.                               1,442   26,677
    FBL Financial Group, Inc. Class A                        6,070  238,612
    Federal Agricultural Mortgage Corp. Class C              1,100   34,958
    Federated National Holding Co.                           2,400   17,328
#   Fidelity National Financial, Inc. Class A               14,040  376,974
*   Fidelity Southern Corp.                                  1,366   16,245
    Financial Institutions, Inc.                             1,451   27,758
*   First Acceptance Corp.                                   5,500    6,765
    First American Financial Corp.                             215    5,756
#*  First BanCorp                                            9,765   57,711
    First Bancorp                                            3,069   39,928
#   First Bancorp, Inc.                                        842   14,390
#   First Busey Corp.                                        9,462   40,687
*   First California Financial Group, Inc.                   1,900   15,333
    First Citizens BancShares, Inc. Class A                    648  120,800
    First Commonwealth Financial Corp.                      14,713  105,198
    First Community Bancshares, Inc.                         2,358   36,573
    First Defiance Financial Corp.                           2,422   54,834
*   First Federal Bancshares of Arkansas, Inc.                 560    5,426
*   First Federal of Northern Michigan Bancorp, Inc.           200      866
    First Financial Corp.                                    1,400   43,246
    First Financial Holdings, Inc.                           2,487   49,839
*   First Financial Northwest, Inc.                          1,300   10,530
    First Interstate Bancsystem, Inc.                        1,111   22,576
#*  First Marblehead Corp. (The)                             7,864    9,673
    First Merchants Corp.                                    8,056  130,749
    First Midwest Bancorp, Inc.                              6,483   81,362
#   First Niagara Financial Group, Inc.                     33,215  315,875
    First Pactrust Bancorp, Inc.                               200    2,272
*   First South Bancorp, Inc.                                  720    4,738
    Firstbank Corp.                                            105    1,334
*   Firstcity Financial Corp.                                3,212   31,702
    FirstMerit Corp.                                         8,064  138,136
#*  Flagstar Bancorp, Inc.                                     728    9,034
    Flushing Financial Corp.                                 4,584   69,585
    FNB Corp.                                                5,666   64,536
*   Forestar Group, Inc.                                     2,222   47,862
    Fox Chase Bancorp, Inc.                                    289    4,887
#   Franklin Financial Corp.                                   203    3,691
    Fulton Financial Corp.                                   7,633   84,421

                                     1589

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
*   Genworth Financial, Inc. Class A                        32,301 $323,979
    Geo Group, Inc. (The)                                    9,244  346,188
#   German American Bancorp, Inc.                            2,620   55,858
    GFI Group, Inc.                                          2,487    9,973
*   Global Indemnity P.L.C.                                  1,977   44,067
    Great Southern Bancorp, Inc.                             2,001   52,766
#*  Green Dot Corp. Class A                                  5,815   91,354
#*  Greenlight Capital Re, Ltd. Class A                      3,046   74,962
*   Guaranty Bancorp                                        12,056   25,559
*   Guaranty Federal Bancshares, Inc.                          100    1,009
#*  Hallmark Financial Services, Inc.                        3,963   35,865
    Hampden Bancorp, Inc.                                    1,000   15,400
*   Hanmi Financial Corp.                                    1,991   30,721
    Hanover Insurance Group, Inc. (The)                      6,502  327,896
    Harleysville Savings Financial Corp.                       132    2,574
*   Harris & Harris Group, Inc.                              6,066   20,018
#   HCC Insurance Holdings, Inc.                             6,632  282,523
    Heartland Financial USA, Inc.                            1,331   33,821
*   Heritage Commerce Corp.                                  4,200   27,594
    Heritage Financial Corp.                                   621    8,663
    HF Financial Corp.                                         363    4,901
*   Hilltop Holdings, Inc.                                   5,780   77,394
    Hingham Institution for Savings                             94    6,393
*   HMN Financial, Inc.                                        750    5,558
*   Home Bancorp, Inc.                                         724   13,104
    Home Federal Bancorp, Inc.                               2,400   29,232
    HopFed Bancorp, Inc.                                       683    7,452
    Horace Mann Educators Corp.                              5,408  121,950
    Horizon Bancorp                                            401    7,739
    Hudson City Bancorp, Inc.                               31,261  259,779
#   Hudson Valley Holding Corp.                                460    7,075
    Iberiabank Corp.                                         3,705  169,022
*   ICG Group, Inc.                                            288    3,419
#*  Imperial Holdings, Inc.                                    147      591
#   Independence Holding Co.                                 6,112   64,176
#   Independent Bank Corp. (453836108)                       2,014   62,515
*   Independent Bank Corp. (453838609)                         340    2,404
    Infinity Property & Casualty Corp.                       2,703  153,368
    International Bancshares Corp.                           7,954  154,308
#*  Intervest Bancshares Corp. Class A                       1,700    9,996
#*  INTL. FCStone, Inc.                                        500    8,560
*   Investment Technology Group, Inc.                        2,856   31,102
    Investors Title Co.                                        125    8,669
    Janus Capital Group, Inc.                               21,703  193,591
    JMP Group, Inc.                                          2,603   16,815
#   Kearny Financial Corp.                                   2,543   25,049
    Kemper Corp.                                             7,692  245,067
#   Kentucky First Federal Bancorp                             120      954
*   Knight Capital Group, Inc. Class A                      14,487   51,284
    Lakeland Bancorp, Inc.                                   6,398   61,165
#   Lakeland Financial Corp.                                 1,623   43,496
#   Landmark Bancorp Inc/Manhattan                             163    3,392

                                     1590

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#   Legg Mason, Inc.                                        15,412 $491,026
    LNB Bancorp, Inc.                                        2,597   21,945
#*  Louisiana Bancorp Inc/Metaire                              696   11,470
*   Macatawa Bank Corp.                                      2,700   15,120
    Maiden Holdings, Ltd.                                    6,938   71,670
    MainSource Financial Group, Inc.                         4,441   56,267
#*  Markel Corp.                                               340  182,325
    Marlin Business Services Corp.                           2,600   62,998
    MB Financial, Inc.                                       9,300  230,268
*   MBIA, Inc.                                              26,286  248,666
*   MBT Financial Corp.                                      3,800   15,352
    MCG Capital Corp.                                       11,371   58,447
    Meadowbrook Insurance Group, Inc.                       11,385   88,575
#   Medallion Financial Corp.                                4,208   62,868
    Mercantile Bank Corp.                                    1,115   18,632
#   Merchants Bancshares, Inc.                                 591   17,931
    Mercury General Corp.                                      300   13,713
*   Meridian Interstate Bancorp, Inc.                        1,033   18,894
    Meta Financial Group, Inc.                                  85    2,259
*   Metro Bancorp, Inc.                                      2,783   49,398
#*  MetroCorp Bancshares, Inc.                                 503    5,055
*   MGIC Investment Corp.                                   20,200  109,080
    MicroFinancial, Inc.                                     2,400   19,416
#   MidSouth Bancorp, Inc.                                   2,318   36,416
    MidWestOne Financial Group, Inc.                            88    2,103
    Montpelier Re Holdings, Ltd.                            10,557  271,948
    MutualFirst Financial, Inc.                                414    6,653
    NASDAQ OMX Group, Inc. (The)                            24,288  716,010
*   National Financial Partners Corp.                          400   10,136
#   National Interstate Corp.                                  347   10,080
    National Penn Bancshares, Inc.                          18,842  184,463
    National Western Life Insurance Co. Class A                 77   14,062
*   Navigators Group, Inc. (The)                             3,481  201,480
    NBT Bancorp, Inc.                                        4,602   93,190
    Nelnet, Inc. Class A                                     4,590  156,060
#   New Hampshire Thrift Bancshares, Inc.                      200    2,576
*   NewBridge Bancorp                                        2,400   14,136
*   NewStar Financial, Inc.                                  5,045   60,288
    Nicholas Financial, Inc.                                   247    3,611
*   North Valley Bancorp                                        40      704
    Northeast Community Bancorp, Inc.                        4,700   28,059
#   Northfield Bancorp, Inc.                                 2,716   31,940
    Northrim BanCorp, Inc.                                     474   10,324
    Northwest Bancshares, Inc.                               4,292   52,577
#   Norwood Financial Corp.                                     40    1,240
#   OceanFirst Financial Corp.                               2,040   28,988
    OFG Bancorp                                              6,009   96,565
#   Ohio Valley Banc Corp.                                     197    3,814
#   Old Republic International Corp.                        28,881  389,893
*   OmniAmerican Bancorp, Inc.                               1,963   48,879
#   OneBeacon Insurance Group, Ltd. Class A                  4,000   54,360
    Oppenheimer Holdings, Inc. Class A                       1,595   29,507

                                     1591

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Oritani Financial Corp.                                    600 $  9,282
    Pacific Continental Corp.                                1,612   18,022
*   Pacific Mercantile Bancorp                               2,264   13,584
*   Pacific Premier Bancorp, Inc.                              800    9,720
    PacWest Bancorp                                            500   13,865
#   Park National Corp.                                        370   25,301
*   Park Sterling Corp.                                      4,087   23,419
    PartnerRe, Ltd.                                          6,904  651,323
*   Patriot National Bancorp, Inc.                             600      888
#   Peapack Gladstone Financial Corp.                          821   11,970
#   People's United Financial, Inc.                         27,918  367,401
    Peoples Bancorp, Inc.                                    2,919   59,489
#*  PHH Corp.                                                5,778  121,800
#*  Phoenix Cos., Inc. (The)                                   585   17,029
*   PICO Holdings, Inc.                                      3,461   75,104
*   Pinnacle Financial Partners, Inc.                        2,584   62,714
*   Piper Jaffray Cos.                                       3,300  111,408
#   Platinum Underwriters Holdings, Ltd.                     4,586  260,255
*   Popular, Inc.                                            1,245   35,470
*   Preferred Bank                                             162    2,673
    Primerica, Inc.                                            191    6,486
#   PrivateBancorp, Inc.                                     2,737   52,496
    ProAssurance Corp.                                       8,238  403,580
#   Prosperity Bancshares, Inc.                              3,076  141,311
    Protective Life Corp.                                    9,600  365,376
    Provident Financial Holdings, Inc.                       2,100   34,020
    Provident Financial Services, Inc.                       9,873  151,353
#   Provident New York Bancorp                               8,908   80,528
#*  Prudential Bancorp, Inc. of Pennsylvania                    94      805
#   Pulaski Financial Corp.                                  1,241   13,093
    QC Holdings, Inc.                                          800    2,432
    QCR Holdings, Inc.                                         225    3,593
    Radian Group, Inc.                                      34,400  411,080
    Reinsurance Group of America, Inc.                      10,860  679,293
#   RenaissanceRe Holdings, Ltd.                             1,700  159,613
    Renasant Corp.                                           5,526  126,103
#   Republic Bancorp, Inc. Class A                           1,857   41,225
*   Republic First Bancorp, Inc.                               425    1,152
    Resource America, Inc. Class A                           6,061   55,882
*   Riverview Bancorp, Inc.                                  4,200   10,290
#   Rockville Financial, Inc.                                1,993   25,909
    Roma Financial Corp.                                     1,800   30,636
    Ryman Hospitality Properties                             5,837  259,513
#   S&T Bancorp, Inc.                                        3,963   74,782
#*  Safeguard Scientifics, Inc.                              3,390   54,715
    Safety Insurance Group, Inc.                             3,321  164,954
    Sandy Spring Bancorp, Inc.                               4,334   88,760
    SCBT Financial Corp.                                       986   47,101
#*  Seacoast Banking Corp. of Florida                        4,523    9,679
    Selective Insurance Group, Inc.                          7,600  178,068
*   Shore Bancshares, Inc.                                     479    3,353
    SI Financial Group, Inc.                                 1,191   13,816

                                     1592

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES  VALUE+
                                                          ------ --------
Financials -- (Continued)
     Sierra Bancorp                                          974 $ 12,584
     Simmons First National Corp. Class A                  2,031   49,800
     Simplicity Bancorp, Inc.                                735   11,025
(o)  Southern Community Financial                          6,200    1,364
*    Southern Connecticut Bancorp, Inc.                      100      370
*    Southern First Bancshares, Inc.                         266    2,886
     Southern Missouri Bancorp, Inc.                         160    4,079
#    Southside Bancshares, Inc.                            1,400   29,925
*    Southwest Bancorp, Inc.                               5,301   70,079
     Southwest Georgia Financial Corp.                        98      946
     StanCorp Financial Group, Inc.                        5,319  229,674
     State Auto Financial Corp.                           10,929  189,946
     StellarOne Corp.                                      4,809   72,087
     Sterling Bancorp                                      2,704   30,501
     Stewart Information Services Corp.                    3,616   97,885
*    Stifel Financial Corp.                                  382   12,308
*    Stratus Properties, Inc.                                650   10,036
#*   Suffolk Bancorp                                         435    6,803
#*   Sun Bancorp, Inc.                                     8,064   25,966
     Susquehanna Bancshares, Inc.                         24,916  290,770
*    SWS Group, Inc.                                       2,700   15,363
     SY Bancorp, Inc.                                        300    6,888
     Symetra Financial Corp.                              10,884  148,349
     Synovus Financial Corp.                              27,333   73,526
*    Taylor Capital Group, Inc.                            3,278   48,023
     Teche Holding Co.                                        27    1,112
#    Territorial Bancorp, Inc.                               408    9,539
     TF Financial Corp.                                      187    4,684
     Thomas Properties Group, Inc.                         8,128   41,372
     Timberland Bancorp, Inc.                                400    3,300
     Tompkins Financial Corp.                                492   20,566
#    Tower Group International, Ltd.                       4,892   92,557
#    TowneBank                                             2,237   32,011
     Tree.com, Inc.                                          400    8,188
     Trico Bancshares                                      1,741   30,415
#    TrustCo Bank Corp.                                    7,452   39,943
     Trustmark Corp.                                       7,506  184,272
#    UMB Financial Corp.                                   4,100  206,394
#    Umpqua Holdings Corp.                                24,165  289,980
     Unico American Corp.                                  1,400   19,362
     Union First Market Bankshares Corp.                   5,079   96,044
#    United Bankshares, Inc.                                 858   21,716
*    United Community Banks, Inc.                          2,712   29,696
#*   United Community Financial Corp.                      1,007    4,169
     United Financial Bancorp, Inc.                        3,624   53,671
     United Fire Group, Inc.                               5,738  160,434
*    Unity Bancorp, Inc.                                     540    3,850
     Universal Insurance Holdings, Inc.                    3,746   22,401
     Univest Corp. of Pennsylvania                         1,774   31,098
#    Validus Holdings, Ltd.                                8,860  342,085
#    ViewPoint Financial Group, Inc.                       1,550   28,861
*    Virginia Commerce Bancorp, Inc.                       3,323   44,661

                                     1593

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
    Washington Banking Co.                                   1,905 $    26,289
    Washington Federal, Inc.                                13,051     224,086
#   Washington Trust Bancorp, Inc.                           1,732      46,331
*   Waterstone Financial, Inc.                               1,793      14,326
    Webster Financial Corp.                                  7,263     169,736
    WesBanco, Inc.                                           6,027     150,856
    West BanCorp., Inc.                                      5,550      59,829
*   Western Alliance Bancorp                                 1,833      26,963
    Westfield Financial, Inc.                                5,949      44,796
*   Wilshire Bancorp, Inc.                                   3,849      24,595
#   Wintrust Financial Corp.                                 7,248     259,913
*   Wright Investors' Service Holdings, Inc.                 1,000       2,210
    WSFS Financial Corp.                                       648      31,713
#*  Yadkin Valley Financial Corp.                            3,382      13,562
    Zions BanCorp.                                          16,824     414,207
*   ZipRealty, Inc.                                          1,200       3,924
                                                                   -----------
Total Financials                                                    30,049,013
                                                                   -----------
Health Care -- (6.2%)
*   Addus HomeCare Corp.                                       201       2,380
#*  Affymetrix, Inc.                                        17,435      63,463
*   Albany Molecular Research, Inc.                          7,139      85,168
#*  Alere, Inc.                                             11,601     297,914
*   Allied Healthcare Products                               1,700       4,573
#   Almost Family, Inc.                                      2,016      39,796
#*  Alphatec Holdings, Inc.                                  4,114       7,775
*   Amedisys, Inc.                                           3,209      32,218
*   American Shared Hospital Services                          400         658
*   AMN Healthcare Services, Inc.                            2,194      30,124
*   Amsurg Corp.                                             6,289     211,059
    Analogic Corp.                                           1,500     119,220
#*  AngioDynamics, Inc.                                      5,376      54,459
*   Anika Therapeutics, Inc.                                 2,840      37,914
*   Arrhythmia Research Technology, Inc.                       291         736
    Assisted Living Concepts, Inc. Class A                   5,120      61,030
*   Astex Pharmaceuticals                                    9,131      62,821
*   BioScrip, Inc.                                           8,822     122,273
*   Cambrex Corp.                                              844      10,542
*   Capital Senior Living Corp.                              4,355     105,652
*   CardioNet, Inc.                                          4,238      12,333
#*  Chindex International, Inc.                                128       1,754
#*  Codexis, Inc.                                              714       1,599
    Community Health Systems, Inc.                           9,917     451,918
    CONMED Corp.                                             6,090     190,800
    Cooper Cos., Inc. (The)                                  5,607     619,013
    Coventry Health Care, Inc.                              22,200   1,100,010
*   Cross Country Healthcare, Inc.                           7,348      36,740
    CryoLife, Inc.                                           3,733      22,398
*   Cumberland Pharmaceuticals, Inc.                         3,402      15,921
*   Cutera, Inc.                                             2,803      31,141
*   Cynosure, Inc. Class A                                     936      24,205
*   Digirad Corp.                                            3,300       8,448

                                     1594

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES  VALUE+
                                                          ------ --------
Health Care -- (Continued)
*     Emergent Biosolutions, Inc.                          2,292 $ 35,159
*     Enzo Biochem, Inc.                                   4,925   11,032
      Enzon Pharmaceuticals, Inc.                          4,494   14,830
#*    Exactech, Inc.                                       1,341   24,809
#*    ExamWorks Group, Inc.                                1,201   21,738
*     Five Star Quality Care, Inc.                         8,186   38,720
#*    Future Healthcare of America                         1,050      143
#*    Gentiva Health Services, Inc.                        8,500   89,165
*     Greatbatch, Inc.                                     5,343  149,283
*     Hanger, Inc.                                         2,204   66,980
*     Harvard Bioscience, Inc.                             7,065   36,173
#*    Health Net, Inc.                                     2,720   79,968
*     Healthways, Inc.                                     3,243   45,045
#     Hi-Tech Pharmacal Co., Inc.                          1,560   51,574
*     Hologic, Inc.                                        2,114   43,062
*     Idera Pharmaceuticals, Inc.                          3,724    2,756
      Invacare Corp.                                       4,589   61,722
*     Iridex Corp.                                           593    3,007
      Kewaunee Scientific Corp.                              170    2,220
*     Kindred Healthcare, Inc.                             9,970  104,585
*     Lannett Co., Inc.                                    4,245   49,284
      LeMaitre Vascular, Inc.                              3,115   18,877
#*    LHC Group, Inc.                                      2,425   52,671
*     LifePoint Hospitals, Inc.                           10,900  523,200
*     Magellan Health Services, Inc.                       4,629  236,820
      Maxygen, Inc.                                        6,309   15,142
*     MedAssets, Inc.                                      4,560   85,409
(o)*  MedCath Corp.                                        5,455    7,473
*     Medical Action Industries, Inc.                      3,200   26,016
*     MediciNova, Inc.                                       905    2,851
#*    Merit Medical Systems, Inc.                            381    3,684
*     Misonix, Inc.                                        2,000   11,440
*     Molina Healthcare, Inc.                              5,838  193,822
#     National Healthcare Corp.                            1,378   63,981
*     Natus Medical, Inc.                                  8,144  101,881
*     NuVasive, Inc.                                       3,207   67,251
#     Omnicare, Inc.                                      12,545  549,095
*     Omnicell, Inc.                                       3,595   64,782
#*    Pacific Biosciences of California, Inc.              1,212    3,103
*     Palomar Medical Technologies, Inc.                   3,083   41,775
*     PDI, Inc.                                            3,900   17,823
*     PharMerica Corp.                                     4,980   64,192
#*    Pozen, Inc.                                          2,709   13,355
*     Providence Service Corp. (The)                       1,272   22,273
#*    Repligen Corp.                                       2,675   23,968
*     Rochester Medical Corp.                                899   12,208
*     RTI Biologics, Inc.                                 11,548   45,961
#*    Sciclone Pharmaceuticals, Inc.                       7,214   34,122
      Select Medical Holdings Corp.                        9,557   78,845
#*    Skilled Healthcare Group, Inc. Class A               1,791   12,609
#*    Solta Medical, Inc.                                  5,879   11,464
      Span-America Medical Systems, Inc.                     363    7,148

                                     1595

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                        SHARES   VALUE+
                                                        ------ ----------
Health Care -- (Continued)
*    Sucampo Pharmaceuticals, Inc. Class A                 928 $    8,825
*    SunLink Health Systems, Inc.                          887        710
*    SurModics, Inc.                                     1,712     45,282
*    Symmetry Medical, Inc.                              6,151     73,320
*    Targacept, Inc.                                       900      4,149
#    Teleflex, Inc.                                      4,442    347,053
*    Theragenics Corp.                                   6,234      8,977
#*   TranS1, Inc.                                        3,545      7,125
*    Triple-S Management Corp. Class B                   3,315     59,769
     Universal American Corp.                           11,642     99,539
*    ViroPharma, Inc.                                   11,609    316,345
*    Wright Medical Group, Inc.                          3,935     92,236
                                                               ----------
Total Health Care                                               8,273,881
                                                               ----------
Industrials -- (15.0%)
     AAR Corp.                                           5,721    102,177
     ABM Industries, Inc.                                7,177    161,841
#*   ACCO Brands Corp.                                   2,340     15,795
#*   Accuride Corp.                                      8,500     43,690
     Aceto Corp.                                         7,911     82,274
     Acme United Corp.                                     100      1,280
#    Acorn Energy, Inc.                                  1,057      7,928
#    Actuant Corp. Class A                               1,016     31,801
#*   Adept Technology, Inc.                              2,183      7,051
*    AECOM Technology Corp.                              7,848    228,141
*    Aegion Corp.                                        4,018     84,619
#*   Aerovironment, Inc.                                    90      1,742
#    AGCO Corp.                                          5,221    278,018
#*   Air Transport Services Group, Inc.                 12,631     72,881
     Aircastle, Ltd.                                     8,402    117,292
     Alamo Group, Inc.                                   2,616    104,823
*    Alaska Air Group, Inc.                              3,570    220,055
     Albany International Corp. Class A                  3,666    106,497
     Alliant Techsystems, Inc.                           1,446    107,525
(o)  Allied Defense Group, Inc. (The)                    2,400     12,600
     Allied Motion Technologies, Inc.                      400      2,856
     Altra Holdings, Inc.                                5,939    158,274
     AMERCO                                              5,363    861,834
#*   Ameresco, Inc. Class A                                909      6,699
     American Railcar Industries, Inc.                   3,877    138,448
     American Science & Engineering, Inc.                  163     10,510
#*   American Superconductor Corp.                       1,994      5,005
#*   American Woodmark Corp.                             1,189     40,010
     Ampco-Pittsburgh Corp.                                888     16,641
*    AMREP Corp.                                           500      4,525
     Apogee Enterprises, Inc.                            5,425    138,229
*    ARC Document Solutions, Inc.                        6,626     21,269
     Arkansas Best Corp.                                 6,300     66,213
#*   Arotech Corp.                                       3,700      3,922
*    Ascent Solar Technologies, Inc.                     3,620      2,317
     Astec Industries, Inc.                              2,839     93,204
*    AT Cross Co. Class A                                1,675     21,139

                                     1596

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Atlas Air Worldwide Holdings, Inc.                       4,399 $164,523
*   Avalon Holdings Corp. Class A                              262      956
*   Avis Budget Group, Inc.                                 21,045  606,938
    Barnes Group, Inc.                                       3,600   99,972
    Barrett Business Services, Inc.                          1,903  100,745
#*  Beacon Roofing Supply, Inc.                                200    7,626
#   Brady Corp. Class A                                      2,636   89,308
#   Briggs & Stratton Corp.                                  9,608  216,084
#*  Builders FirstSource, Inc.                               1,282    7,936
*   CAI International, Inc.                                  2,202   56,129
*   Casella Waste Systems, Inc. Class A                      1,546    6,741
#*  CBIZ, Inc.                                               1,511    9,806
    CDI Corp.                                                5,340   83,678
    Celadon Group, Inc.                                      2,752   46,206
    Chicago Bridge & Iron Co. NV                                25    1,345
#   CIRCOR International, Inc.                               1,000   47,330
*   Columbus McKinnon Corp.                                  4,617   86,707
    Comfort Systems USA, Inc.                                3,476   44,597
    Compx International, Inc.                                  200    2,500
*   Consolidated Graphics, Inc.                              1,700   60,639
    Courier Corp.                                              889   12,802
#   Covanta Holding Corp.                                    5,844  116,880
*   Covenant Transportation Group, Inc. Class A              3,300   18,315
*   CPI Aerostructures, Inc.                                 1,700   15,657
*   CRA International, Inc.                                  1,273   23,474
    Curtiss-Wright Corp.                                     8,682  285,117
*   DigitalGlobe, Inc.                                       1,263   36,867
*   Dolan Co. (The)                                          1,503    2,600
#   Douglas Dynamics, Inc.                                   3,360   47,006
*   Ducommun, Inc.                                           2,731   66,882
*   Dycom Industries, Inc.                                   5,686  109,854
#   Dynamic Materials Corp.                                  1,500   23,820
#*  Eagle Bulk Shipping, Inc.                                4,189   14,745
    Eastern Co. (The)                                          510    8,532
    Ecology and Environment, Inc. Class A                      210    2,596
    EMCOR Group, Inc.                                        1,542   57,671
    Encore Wire Corp.                                        4,620  151,305
#*  Energy Recovery, Inc.                                    2,946   10,782
*   EnergySolutions, Inc.                                    2,774   11,457
#*  EnerNOC, Inc.                                            1,244   21,795
#*  EnerSys, Inc.                                            9,960  456,566
*   Engility Holdings, Inc.                                    651   15,598
    Ennis, Inc.                                              5,808   89,269
#*  EnPro Industries, Inc.                                   3,739  184,258
    ESCO Technologies, Inc.                                  2,177   78,307
#   Espey Manufacturing & Electronics Corp.                    172    4,341
*   Esterline Technologies Corp.                             6,359  477,179
#*  Excel Maritime Carriers, Ltd.                           11,653    4,778
*   Federal Signal Corp.                                    14,257  110,634
#*  Flow International Corp.                                 3,431   12,557
*   Franklin Covey Co.                                       4,000   56,320
    FreightCar America, Inc.                                 2,063   43,075

                                     1597

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Frozen Food Express Industries                           5,000 $  6,350
*   FTI Consulting, Inc.                                     5,993  198,488
*   Fuel Tech, Inc.                                          1,990    7,960
#*  Furmanite Corp.                                          3,245   20,606
    G&K Services, Inc. Class A                               5,010  235,420
#   GATX Corp.                                               9,461  482,038
#*  Genco Shipping & Trading, Ltd.                           9,300   15,903
*   Gencor Industries, Inc.                                    600    4,152
*   General Cable Corp.                                      5,021  173,124
*   Gibraltar Industries, Inc.                               6,948  129,928
*   GP Strategies Corp.                                      4,100   90,405
#*  GrafTech International, Ltd.                             4,175   29,977
    Granite Construction, Inc.                               6,794  187,990
    Great Lakes Dredge & Dock Corp.                         16,521  114,325
#*  Greenbrier Cos., Inc.                                    5,736  129,404
    Griffon Corp.                                           14,026  144,468
#   H&E Equipment Services, Inc.                             6,400  130,304
    Hardinge, Inc.                                           2,569   34,682
    Harsco Corp.                                               625   13,644
#*  Hawaiian Holdings, Inc.                                 14,927   81,949
    Heidrick & Struggles International, Inc.                 3,465   45,807
*   Hill International, Inc.                                 5,419   14,902
#   Houston Wire & Cable Co.                                   282    3,841
*   Hudson Global, Inc.                                      4,736   15,629
*   Hurco Cos., Inc.                                         1,730   46,416
*   Huron Consulting Group, Inc.                               801   33,466
    Hyster-Yale Materials Handling, Inc.                     2,954  154,169
*   ICF International, Inc.                                  4,116  111,585
*   Innotrac Corp.                                             900    3,456
    Innovative Solutions & Support, Inc.                       573    5,037
    Insteel Industries, Inc.                                 3,260   54,051
    International Shipholding Corp.                          1,600   28,896
    Intersections, Inc.                                      2,527   24,158
#*  JetBlue Airways Corp.                                   57,197  394,087
*   JPS Industries, Inc.                                     1,000    6,300
    Kadant, Inc.                                             2,642   73,104
    Kaydon Corp.                                             3,236   77,146
#   Kelly Services, Inc. Class A                            10,362  176,361
*   Key Technology, Inc.                                       987   12,318
    Kforce, Inc.                                             2,183   33,007
    Kimball International, Inc. Class B                      6,243   57,373
*   Korn/Ferry International                                 7,009  115,999
#*  Kratos Defense & Security Solutions, Inc.                2,893   14,725
    Lawson Products, Inc.                                    2,008   28,413
*   Layne Christensen Co.                                    2,290   46,785
    LB Foster Co. Class A                                    1,216   53,686
#*  LMI Aerospace, Inc.                                      2,100   44,919
    LS Starrett Co. (The) Class A                              489    5,232
    LSI Industries, Inc.                                     4,652   32,750
*   Lydall, Inc.                                             3,900   55,926
    Manpowergroup, Inc.                                      5,852  311,092
    Marten Transport, Ltd.                                   5,873  119,633

                                     1598

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Matson, Inc.                                             5,382 $126,692
    McGrath RentCorp                                         3,028   94,050
*   Meritor, Inc.                                            2,299   13,334
#   Met-Pro Corp.                                            2,967   39,758
*   Metalico, Inc.                                           6,688    9,965
*   Mfri, Inc.                                               1,500   10,950
    Michael Baker Corp.                                      1,200   29,220
    Miller Industries, Inc.                                  2,674   40,404
*   Mobile Mini, Inc.                                        9,000  253,170
*   Moog, Inc. Class A                                       2,240  103,510
    Mueller Water Products, Inc. Class A                    18,648  110,396
    Multi-Color Corp.                                        1,301   33,644
#*  MYR Group, Inc.                                          3,062   69,814
#   National Presto Industries, Inc.                           238   17,850
*   National Technical Systems, Inc.                         3,198   30,765
*   Navigant Consulting, Inc.                                4,708   58,050
    NL Industries, Inc.                                     15,300  172,431
*   NN, Inc.                                                 3,495   31,490
*   Northwest Pipe Co.                                       2,213   60,393
#*  Ocean Power Technologies, Inc.                             100      154
*   On Assignment, Inc.                                      6,694  162,463
*   Orbital Sciences Corp.                                   4,589   82,694
*   Orion Energy Systems, Inc.                               5,713   13,711
*   Orion Marine Group, Inc.                                 2,145   19,648
*   Oshkosh Corp.                                            7,127  279,806
*   Owens Corning                                           13,148  553,005
*   Pacer International, Inc.                                2,858   16,262
    PAM Transportation Services, Inc.                        3,545   37,010
*   Park-Ohio Holdings Corp.                                   600   22,068
*   Patrick Industries, Inc.                                 1,000   20,260
#*  Patriot Transportation Holding, Inc.                       211    6,108
    Pike Electric Corp.                                      4,714   73,680
*   Powell Industries, Inc.                                  1,718   84,594
*   PowerSecure International, Inc.                            964   13,207
    Preformed Line Products Co.                                707   56,913
    Providence and Worcester Railroad Co.                      200    3,085
#   Quad/Graphics, Inc.                                      3,892   81,343
#   Quanex Building Products Corp.                           3,333   54,228
*   Quanta Services, Inc.                                      371   10,195
    RCM Technologies, Inc.                                   4,177   23,600
#   Regal-Beloit Corp.                                       3,106  244,194
*   Republic Airways Holdings, Inc.                         11,023  123,347
    Resources Connection, Inc.                               4,598   52,233
*   Roadrunner Transportation Systems, Inc.                    861   19,381
#*  Rush Enterprises, Inc. Class A                           5,802  132,808
#*  Rush Enterprises, Inc. Class B                           1,650   32,670
    Ryder System, Inc.                                       9,234  536,218
*   Saia, Inc.                                               3,508  143,547
    Schawk, Inc.                                             3,203   32,607
    SIFCO Industries, Inc.                                     659   11,256
    SkyWest, Inc.                                           11,060  158,269
    SL Industries, Inc.                                        502    9,638

                                     1599

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
*   Sparton Corp.                                            2,441 $    33,905
*   Standard Register Co. (The)                              4,849       3,346
    Standex International Corp.                              2,444     129,288
    Steelcase, Inc. Class A                                  6,000      76,200
*   Sterling Construction Co., Inc.                          1,634      16,536
*   Supreme Industries, Inc. Class A                         1,318       5,905
    Sypris Solutions, Inc.                                   6,800      21,760
#   TAL International Group, Inc.                            4,174     172,804
*   Tecumseh Products Co. Class A                            3,200      28,480
*   Tecumseh Products Co. Class B                              100         811
*   Terex Corp.                                             11,903     340,426
    Titan International, Inc.                                  200       4,462
#*  Titan Machinery, Inc.                                    2,923      65,943
*   TMS International Corp. Class A                            891      12,866
#*  TRC Cos., Inc.                                           1,013       6,119
    Trinity Industries, Inc.                                 7,919     334,261
    Triumph Group, Inc.                                      5,678     453,672
*   Tutor Perini Corp.                                       4,133      67,947
*   Ultralife Corp.                                            969       3,818
#*  Ultrapetrol Bahamas, Ltd.                                  200         464
    UniFirst Corp.                                           3,100     282,255
#   United Stationers, Inc.                                    962      31,236
#   Universal Forest Products, Inc.                          4,248     163,973
#*  Universal Truckload Services, Inc.                         863      21,782
    URS Corp.                                                9,900     434,808
*   USA Truck, Inc.                                          3,004      15,411
#   UTi Worldwide, Inc.                                      2,419      35,535
*   Versar, Inc.                                               700       3,066
    Viad Corp.                                               4,327     112,718
*   Virco Manufacturing Corp.                                4,400       8,932
*   Volt Information Sciences, Inc.                          5,881      47,636
    VSE Corp.                                                  471      14,361
#   Watts Water Technologies, Inc. Class A                   6,750     317,655
#   Werner Enterprises, Inc.                                 1,111      25,509
*   Willis Lease Finance Corp.                               2,293      32,538
#*  XPO Logistics, Inc.                                      2,091      34,104
                                                                   -----------
Total Industrials                                                   19,897,936
                                                                   -----------
Information Technology -- (11.8%)
*   Accelrys, Inc.                                           6,625      65,256
*   Acxiom Corp.                                             1,408      28,005
#*  ADDvantage Technologies Group, Inc.                      1,399       3,302
*   Advanced Energy Industries, Inc.                         7,167     121,696
*   Aeroflex Holding Corp.                                   4,299      31,985
*   Aetrium, Inc.                                            1,800       1,404
#*  Agilysys, Inc.                                           5,370      62,722
*   Alpha & Omega Semiconductor, Ltd.                        1,389      10,056
#*  Amkor Technology, Inc.                                   2,808      11,878
#*  Amtech Systems, Inc.                                     2,300       8,533
*   ANADIGICS, Inc.                                          4,700       9,870
*   Analysts International Corp.                               532       1,889
*   Anaren, Inc.                                             4,100      95,981

                                     1600

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES  VALUE+
                                                          ------ --------
Information Technology -- (Continued)
      AOL, Inc.                                            7,672 $296,446
*     ARRIS Group, Inc.                                   19,100  315,341
*     Arrow Electronics, Inc.                             15,959  626,072
      Astro-Med, Inc.                                      1,475   14,544
*     ATMI, Inc.                                           5,340  116,145
*     Aviat Networks, Inc.                                 8,260   26,432
*     Avid Technology, Inc.                                8,300   54,697
#*    Avnet, Inc.                                         15,846  518,956
      AVX Corp.                                           10,942  123,754
#     Aware, Inc.                                          2,090   10,095
*     Axcelis Technologies, Inc.                           4,561    5,929
*     AXT, Inc.                                            7,116   20,423
      Bel Fuse, Inc. Class B                               2,247   33,076
*     Benchmark Electronics, Inc.                         14,030  250,295
      Black Box Corp.                                      4,026   87,445
#*    Blucora, Inc.                                        8,600  127,022
      Bogen Communications International                   1,000    2,000
(o)   Bogen Corp                                           1,000       --
*     BroadVision, Inc.                                    1,325   11,488
#*    Brocade Communications Systems, Inc.                35,503  206,627
      Brooks Automation, Inc.                             15,613  151,758
*     Bsquare Corp.                                          300      927
*     CACI International, Inc. Class A                     4,064  237,703
#*    Calix, Inc.                                          2,963   25,274
*     Cascade Microtech, Inc.                              3,735   25,622
*     Checkpoint Systems, Inc.                             4,188   48,455
*     CIBER, Inc.                                         17,728   75,521
      Coherent, Inc.                                       6,367  356,106
#     Cohu, Inc.                                           5,574   53,343
(o)#  Commerce One LLC                                     4,310       --
      Communications Systems, Inc.                         2,300   22,379
      Computer Sciences Corp.                              3,384  158,540
      Comtech Telecommunications Corp.                     3,556   87,513
      Concurrent Computer Corp.                              300    2,112
#     Convergys Corp.                                     15,672  266,737
*     CoreLogic, Inc.                                      3,973  108,383
*     Cray, Inc.                                           2,735   57,873
#*    Cree, Inc.                                           2,928  165,637
*     CSG Systems International, Inc.                      2,515   54,349
      CSP, Inc.                                               66      363
      CTS Corp.                                            7,318   77,937
*     CyberOptics Corp.                                    1,991   11,130
      Daktronics, Inc.                                     1,473   14,715
*     Data I/O Corp.                                       1,500    2,505
#*    Dataram Corp.                                           87      182
#*    Dealertrack Technologies, Inc.                         434   12,087
*     Digi International, Inc.                             5,952   54,282
*     Digital River, Inc.                                  2,604   37,706
#*    Diodes, Inc.                                         3,052   61,834
*     DSP Group, Inc.                                      5,313   42,876
#*    Dynamics Research Corp.                              2,244   13,105
      EarthLink, Inc.                                     19,938  113,447

                                     1601

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   EchoStar Corp. Class A                                   5,300 $208,131
*   Edgewater Technology, Inc.                               3,967   15,313
#   Electro Rent Corp.                                       6,410  106,214
#   Electro Scientific Industries, Inc.                      5,398   58,190
*   Electronics for Imaging, Inc.                            9,550  255,176
    eMagin Corp.                                               100      357
#*  Emcore Corp.                                             3,590   15,688
*   Emulex Corp.                                             5,611   33,666
*   Entegris, Inc.                                             699    6,627
#*  Entropic Communications, Inc.                            2,202    9,336
    EPIQ Systems, Inc.                                       3,468   48,448
    ePlus, Inc.                                              1,865   84,820
*   Exar Corp.                                              11,693  126,051
#*  Extreme Networks                                        10,840   36,097
*   Fabrinet                                                   600    8,238
*   Fairchild Semiconductor International, Inc.             19,677  253,833
#*  First Solar, Inc.                                        2,987  139,075
*   FormFactor, Inc.                                         8,591   42,525
    Frequency Electronics, Inc.                              3,104   31,102
*   GigOptix, Inc.                                             613      588
*   Globecomm Systems, Inc.                                  5,373   65,819
*   GSE Systems, Inc.                                        2,922    5,523
*   GSI Group, Inc.                                          1,319   11,264
*   GSI Technology, Inc.                                     4,398   27,444
    Hackett Group, Inc. (The)                                8,522   41,587
*   Harmonic, Inc.                                          22,100  125,528
*   Hutchinson Technology, Inc.                              7,181   20,107
    IAC/InterActiveCorp                                      9,617  452,672
*   ID Systems, Inc.                                         2,201   11,885
#*  Identive Group, Inc.                                     6,294    5,979
*   IEC Electronics Corp.                                      490    2,822
*   Ikanos Communications, Inc.                              9,896   16,130
*   Imation Corp.                                            9,733   35,817
*   Ingram Micro, Inc. Class A                              24,100  429,221
#*  Innodata, Inc.                                             290      951
*   Insight Enterprises, Inc.                               10,115  183,284
*   Integrated Device Technology, Inc.                      24,000  170,640
*   Integrated Silicon Solution, Inc.                        7,660   70,242
#*  Intermec, Inc.                                           1,260   12,398
*   Internap Network Services Corp.                         13,820  110,284
#*  International Rectifier Corp.                           10,999  233,289
#   Intersil Corp. Class A                                  19,951  154,820
*   Intevac, Inc.                                            3,564   16,145
*   IntraLinks Holdings, Inc.                                3,446   19,711
*   IntriCon Corp.                                             700    2,821
#*  Ipass, Inc.                                              2,298    4,435
    IXYS Corp.                                               7,733   70,061
#*  Kemet Corp.                                              1,161    7,233
#*  Key Tronic Corp.                                         2,718   30,713
#   Keynote Systems, Inc.                                    3,727   41,780
*   KIT Digital, Inc.                                        6,189    1,888
#*  Kopin Corp.                                              7,138   23,627

                                     1602

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   Kulicke & Soffa Industries, Inc.                         7,011 $ 81,047
#*  KVH Industries, Inc.                                     1,498   19,789
*   Lattice Semiconductor Corp.                             10,828   50,350
#   Lexmark International, Inc. Class A                      3,597  109,025
*   LGL Group, Inc. (The)                                      200    1,040
*   Limelight Networks, Inc.                                11,505   22,205
*   LoJack Corp.                                               676    2,373
#*  LTX-Credence Corp.                                       3,274   19,317
#   ManTech International Corp. Class A                      2,668   71,209
*   Market Leader, Inc.                                      3,133   31,393
    Marvell Technology Group, Ltd.                           4,948   53,240
*   Measurement Specialties, Inc.                              558   23,866
*   MEMC Electronic Materials, Inc.                         23,816  128,606
    Mentor Graphics Corp.                                   16,541  302,039
#*  Mercury Systems, Inc.                                    2,483   19,194
    Methode Electronics, Inc.                                8,356  120,159
*   Microsemi Corp.                                            334    6,947
#*  Mindspeed Technologies, Inc.                               993    2,274
    MKS Instruments, Inc.                                   10,791  289,954
*   ModusLink Global Solutions, Inc.                        11,199   31,357
#*  Monster Worldwide, Inc.                                 11,431   50,068
*   MoSys, Inc.                                              1,329    6,007
#*  Multi-Fineline Electronix, Inc.                          2,514   38,313
#*  Nanometrics, Inc.                                          956   13,413
*   NAPCO Security Technologies, Inc.                        1,627    6,898
#*  NCI, Inc. Class A                                          266    1,123
*   Newport Corp.                                            6,601  100,005
*   Novatel Wireless, Inc.                                   5,275   13,821
#*  Oclaro, Inc.                                             3,894    5,296
*   Official Payments Holdings, Inc.                         5,146   28,921
#*  OmniVision Technologies, Inc.                            6,522   87,460
*   Oplink Communications, Inc.                              4,800   78,816
    Optical Cable Corp.                                      1,600    6,688
*   PAR Technology Corp.                                     4,662   19,534
    Park Electrochemical Corp.                               2,000   47,740
    PC Connection, Inc.                                      6,131   94,663
    PC-Tel, Inc.                                             4,282   28,561
*   PCM, Inc.                                                2,562   18,575
    Perceptron, Inc.                                         2,288   15,993
*   Perficient, Inc.                                         3,984   41,752
*   Performance Technologies, Inc.                           3,750    3,150
*   Pericom Semiconductor Corp.                              6,875   44,413
*   Photronics, Inc.                                        15,019  118,500
*   Planar Systems, Inc.                                     1,620    2,770
*   Plexus Corp.                                               200    5,394
*   PMC--Sierra, Inc.                                       33,280  191,693
*   Power-One, Inc.                                          5,032   31,802
*   QLogic Corp.                                             3,392   36,837
#*  Qualstar Corp.                                           4,358    7,888
*   QuinStreet, Inc.                                           587    3,839
*   Radisys Corp.                                            6,105   30,281
*   Rambus, Inc.                                             2,029   14,122

                                     1603

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   RealNetworks, Inc.                                       9,390 $ 72,303
*   Reis, Inc.                                                 442    7,085
    RF Industries, Ltd.                                        681    4,079
    Richardson Electronics, Ltd.                             3,224   37,818
    Rimage Corp.                                             1,285   11,578
*   Rofin-Sinar Technologies, Inc.                           2,382   59,312
*   Rogers Corp.                                             3,014  128,517
#*  Rosetta Stone, Inc.                                      1,493   25,276
*   Rovi Corp.                                                 853   19,952
#*  Rudolph Technologies, Inc.                               8,400   98,028
*   Sanmina Corp.                                           10,081  127,222
*   ScanSource, Inc.                                         1,119   32,417
*   Seachange International, Inc.                            8,900   96,654
#*  ShoreTel, Inc.                                           2,593    9,361
*   Sigma Designs, Inc.                                      5,308   25,266
*   Silicon Image, Inc.                                        912    4,496
#*  Smith Micro Software, Inc.                               9,200   12,880
*   SMTC Corp.                                               1,377    3,043
#*  Sonus Networks, Inc.                                    13,471   28,289
*   Spansion, Inc. Class A                                   5,057   65,690
*   StarTek, Inc.                                            5,100   35,343
#*  SunPower Corp.                                          16,512  224,398
    Supertex, Inc.                                           1,400   29,512
*   support.com, Inc.                                        1,190    4,748
*   Sykes Enterprises, Inc.                                  6,232   95,910
*   Symmetricom, Inc.                                       11,288   58,698
#*  SYNNEX Corp.                                             8,100  280,260
*   Tech Data Corp.                                         10,139  473,795
*   TechTarget, Inc.                                         5,329   23,661
*   TeleCommunication Systems, Inc. Class A                  6,139   11,848
*   Telenav, Inc.                                              707    3,705
    Tellabs, Inc.                                           21,550   44,608
    Telular Corp.                                            4,000   51,080
#   Tessco Technologies, Inc.                                2,100   42,924
    Tessera Technologies, Inc.                               8,569  174,551
#   TheStreet, Inc.                                          6,043   11,240
*   TriQuint Semiconductor, Inc.                            19,052  111,264
*   TTM Technologies, Inc.                                   5,725   41,392
*   Ultra Clean Holdings                                     1,212    7,587
#   United Online, Inc.                                     18,618  126,602
*   UTStarcom Holdings Corp.                                 1,649    4,568
#*  Veeco Instruments, Inc.                                  3,225  122,776
#*  Viasystems Group, Inc.                                     850   10,812
*   Vicon Industries, Inc.                                   1,400    4,690
*   Video Display Corp.                                        314    1,146
#*  Virtusa Corp.                                            4,803  106,675
*   Vishay Intertechnology, Inc.                            24,106  338,448
*   Vishay Precision Group, Inc.                             1,635   23,430
*   Westell Technologies, Inc. Class A                       6,009   11,778
#*  WPCS International, Inc.                                 1,947      701
#*  XO Group, Inc.                                           3,862   43,486
#   Xyratex, Ltd.                                            2,447   26,134

                                     1604

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
*   Zygo Corp.                                               1,999 $    29,905
                                                                   -----------
Total Information Technology                                        15,552,021
                                                                   -----------
Materials -- (6.4%)
    A Schulman, Inc.                                         6,700     173,999
#   Allegheny Technologies, Inc.                             1,806      48,726
#*  AM Castle & Co.                                          5,552      96,161
*   American Pacific Corp.                                     878      21,520
    Axiall Corp.                                             4,289     224,958
    Boise, Inc.                                             12,593     100,618
    Buckeye Technologies, Inc.                               6,844     257,266
    Cabot Corp.                                              4,246     159,480
*   Century Aluminum Co.                                    14,149     115,456
    Chase Corp.                                                929      18,023
*   Chemtura Corp.                                           3,746      79,640
*   Clearwater Paper Corp.                                     602      27,704
*   Coeur d'Alene Mines Corp.                               10,835     165,125
    Commercial Metals Co.                                   19,637     287,093
*   Core Molding Technologies, Inc.                          1,192      10,621
    Cytec Industries, Inc.                                   1,444     105,210
    Domtar Corp.                                             3,932     273,313
    Eagle Materials, Inc.                                      249      16,870
*   Ferro Corp.                                              3,432      24,161
    Friedman Industries, Inc.                                1,905      18,136
    FutureFuel Corp.                                         1,242      15,215
*   General Moly, Inc.                                       3,502       6,514
*   Graphic Packaging Holding Co.                           43,447     326,721
*   Headwaters, Inc.                                         8,520      92,527
    Hecla Mining Co.                                         1,648       5,603
#*  Horsehead Holding Corp.                                  9,705     103,844
    Kaiser Aluminum Corp.                                    2,000     126,000
    KapStone Paper and Packaging Corp.                       6,325     187,094
#   KMG Chemicals, Inc.                                        301       5,526
*   Kraton Performance Polymers, Inc.                        3,337      75,783
#*  Landec Corp.                                             7,144      95,801
*   Louisiana-Pacific Corp.                                 12,300     222,876
    Materion Corp.                                           3,513      93,059
#*  McEwen Mining, Inc.                                     15,310      35,672
*   Mercer International, Inc.                               7,115      44,753
    Minerals Technologies, Inc.                              3,878     157,563
*   Mod-Pac Corp.                                              962       8,033
    Myers Industries, Inc.                                   5,764      85,422
    Neenah Paper, Inc.                                         293       8,427
    Noranda Aluminum Holding Corp.                           1,889       7,197
*   Northern Technologies International Corp.                  211       2,279
#   Olin Corp.                                               7,049     170,374
    Olympic Steel, Inc.                                      1,914      38,280
#*  OM Group, Inc.                                           4,801     117,480
*   OMNOVA Solutions, Inc.                                   3,923      26,166
*   Penford Corp.                                            2,600      28,600
    PH Glatfelter Co.                                        9,725     233,400
    PolyOne Corp.                                            1,551      34,944

                                     1605

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                    SHARES   VALUE+
                                                    ------ ----------
Materials -- (Continued)
      Reliance Steel & Aluminum Co.                  9,910 $  644,844
*     Resolute Forest Products, Inc.                 2,235     32,698
      Rock Tenn Co. Class A                          3,911    391,648
#*    RTI International Metals, Inc.                 5,940    172,379
      Schnitzer Steel Industries, Inc. Class A       2,556     62,699
      Sealed Air Corp.                              12,568    278,004
      Sensient Technologies Corp.                      900     35,415
      Steel Dynamics, Inc.                          16,853    253,469
#*    Stillwater Mining Co.                         11,660    145,050
*     SunCoke Energy, Inc.                           1,932     29,231
      Synalloy Corp.                                   142      2,001
#*    Texas Industries, Inc.                         3,420    217,786
      Tredegar Corp.                                 6,824    201,990
#*    United States Lime & Minerals, Inc.              132      6,096
#     United States Steel Corp.                      7,474    133,037
#*    Universal Stainless & Alloy Products, Inc.     1,734     60,621
#     Walter Energy, Inc.                            1,600     28,672
      Wausau Paper Corp.                             3,893     39,631
      Westlake Chemical Corp.                        7,481    621,970
      Worthington Industries, Inc.                  12,590    405,146
*     Zoltek Cos., Inc.                              6,468     85,442
                                                           ----------
Total Materials                                             8,427,062
                                                           ----------
Other -- (0.0%)
(o)*  Big 4 Ranch, Inc                                 300         --
(o)*  Concord Camera Corp. Escrow Shares             2,105         --
(o)*  Gerber Scientific, Inc. Escrow Shares          6,375         --
(o)*  Petrocorp, Inc. Escrow Shares                  1,700        102
(o)*  Price Communications Liquidation Trust        16,900         --
                                                           ----------
Total Other                                                       102
                                                           ----------
Telecommunication Services -- (1.0%)
      Alteva                                            85        886
#     Atlantic Tele-Network, Inc.                       31      1,574
#*    Cbeyond, Inc.                                  3,551     31,178
#     Frontier Communications Corp.                 38,377    159,648
*     General Communication, Inc. Class A            9,072     88,089
#*    Hawaiian Telcom Holdco, Inc.                     204      4,931
#     HickoryTech Corp.                              2,281     23,449
#*    Iridium Communications, Inc.                  12,006     80,560
*     MetroPCS Communications, Inc.                 19,191    227,221
      Neutral Tandem, Inc.                           4,302     12,820
#*    NII Holdings, Inc.                             1,695     14,747
*     ORBCOMM, Inc.                                  9,700     45,881
*     Premiere Global Services, Inc.                 5,187     58,250
#     Primus Telecommunications Group, Inc.          1,162     14,606
#     Shenandoah Telecommunications Co.              1,364     22,356
      Telephone & Data Systems, Inc.                13,053    292,909
#*    United States Cellular Corp.                   5,355    205,846
      USA Mobility, Inc.                             2,983     40,479

                                     1606

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                    SHARES      VALUE+
                                                   --------- ------------
Telecommunication Services -- (Continued)
#*     Vonage Holdings Corp.                           1,338 $      4,081
                                                             ------------
Total Telecommunication Services                                1,329,511
                                                             ------------
Utilities -- (0.3%)
       Consolidated Water Co., Ltd.                    1,100       10,967
       Genie Energy, Ltd. Class B                      1,745       18,811
#      Ormat Technologies, Inc.                        3,043       66,155
       SJW Corp.                                       1,007       25,538
*      Synthesis Energy Systems, Inc.                  6,200        6,696
#      UGI Corp.                                       5,247      215,022
                                                             ------------
Total Utilities                                                   343,189
                                                             ------------
TOTAL COMMON STOCKS                                           116,044,204
                                                             ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   CVR Energy, Inc. Contingent Value Rights        3,801           --
(o)#*  Dynegy, Inc. Warrants 10/02/17                    655        1,310
(o)*   United Community Financial Corp. Rights         1,007           77
(o)*   Wright Medical Group, Inc. Contingent
         Value Rights                                    174          452
                                                             ------------
TOTAL RIGHTS/WARRANTS                                               1,839
                                                             ------------

                                                    SHARES/
                                                     FACE
                                                    AMOUNT
                                                     (000)
                                                   ---------
SECURITIES LENDING COLLATERAL -- (12.2%)
(S)@   DFA Short Term Investment Fund              1,395,535   16,146,342
                                                             ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $111,984,703)            $132,192,385
                                                             ============

                                     1607

                         VA U.S. LARGE VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)


                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (78.2%)
Consumer Discretionary -- (9.6%)
    Autoliv, Inc.                                             2,397 $   183,179
#   Best Buy Co., Inc.                                          244       6,342
    Carnival Corp.                                           29,167   1,006,553
    CBS Corp. Class A                                         1,014      46,482
    Comcast Corp. Class A                                   128,310   5,299,203
    Comcast Corp. Special Class A                            35,244   1,384,737
    Dillard's, Inc. Class A                                   2,669     219,952
#   GameStop Corp. Class A                                    8,463     295,359
#*  General Motors Co.                                       37,557   1,158,258
*   Hyatt Hotels Corp. Class A                                  971      41,442
#   JC Penney Co., Inc.                                      14,882     244,362
#   Johnson Controls, Inc.                                    2,218      77,652
    Kohl's Corp.                                                162       7,624
#   Lear Corp.                                                4,168     240,827
*   Liberty Interactive Corp. Class A                        33,666     716,749
*   Liberty Ventures Series A                                   119       8,743
*   Madison Square Garden Co. (The) Class A                     612      36,885
*   MGM Resorts International                                32,126     453,619
*   Mohawk Industries, Inc.                                   4,867     539,653
#   News Corp. Class A                                        5,979     185,170
#*  Penn National Gaming, Inc.                                4,679     273,956
*   PulteGroup, Inc.                                             12         252
#   Royal Caribbean Cruises, Ltd.                            15,066     550,361
    Sears Canada, Inc.                                        2,542      23,816
#*  Sears Holdings Corp.                                      5,966     306,294
    Service Corp. International/US                            3,280      55,366
#   Staples, Inc.                                            20,234     267,898
    Time Warner Cable, Inc.                                  19,403   1,821,748
    Time Warner, Inc.                                        68,100   4,071,018
#*  Toll Brothers, Inc.                                       2,409      82,653
#*  TRW Automotive Holdings Corp.                             3,040     182,613
#   Washington Post Co. (The) Class B                           407     180,439
    Whirlpool Corp.                                           1,925     219,989
                                                                    -----------
Total Consumer Discretionary                                         20,189,194
                                                                    -----------
Consumer Staples -- (6.3%)
    Archer-Daniels-Midland Co.                               43,313   1,470,043
#   Bunge, Ltd.                                               9,326     673,430
*   Constellation Brands, Inc. Class A                       11,424     563,774
    CVS Caremark Corp.                                       80,837   4,703,097
#   JM Smucker Co. (The)                                      7,042     726,946
    Molson Coors Brewing Co. Class B                         10,293     531,119
    Mondelez International, Inc. Class A                    108,048   3,398,109
#   Safeway, Inc.                                            14,505     326,653
*   Smithfield Foods, Inc.                                   10,210     261,376
#   Tyson Foods, Inc. Class A                                19,706     485,359
                                                                    -----------
Total Consumer Staples                                               13,139,906
                                                                    -----------
Energy -- (17.2%)
    Anadarko Petroleum Corp.                                 34,349   2,911,421

                                     1608

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    Apache Corp.                                             22,397 $ 1,654,690
    Baker Hughes, Inc.                                        8,219     373,060
#   Chesapeake Energy Corp.                                  43,831     856,458
    Chevron Corp.                                            53,450   6,521,435
    Cimarex Energy Co.                                          840      61,471
#   ConocoPhillips                                           76,325   4,613,846
#*  Denbury Resources, Inc.                                  24,698     441,847
    Devon Energy Corp.                                       21,332   1,174,540
    EOG Resources, Inc.                                       1,344     162,839
#   Helmerich & Payne, Inc.                                   6,467     379,096
#   Hess Corp.                                               22,090   1,594,456
    HollyFrontier Corp.                                       4,754     235,085
    Marathon Oil Corp.                                       46,466   1,518,044
    Marathon Petroleum Corp.                                 23,581   1,847,807
#   Murphy Oil Corp.                                         11,799     732,600
    Nabors Industries, Ltd.                                  18,668     276,100
    National Oilwell Varco, Inc.                             26,968   1,758,853
*   Newfield Exploration Co.                                    203       4,423
    Noble Corp.                                              12,851     481,913
    Noble Energy, Inc.                                          430      48,715
#   Occidental Petroleum Corp.                               15,217   1,358,269
    Patterson-UTI Energy, Inc.                               10,062     212,208
    Peabody Energy Corp.                                      3,849      77,211
#   Phillips 66                                              40,278   2,454,944
*   Plains Exploration & Production Co.                       8,818     398,574
    QEP Resources, Inc.                                       8,316     238,752
*   Rowan Cos. P.L.C. Class A                                 8,158     265,380
*   Superior Energy Services, Inc.                            2,249      62,050
    Tesoro Corp.                                              8,670     462,978
*   Transocean, Ltd.                                         16,538     851,211
    Valero Energy Corp.                                      39,719   1,601,470
#*  Weatherford International, Ltd.                          19,062     243,803
*   Whiting Petroleum Corp.                                   3,824     170,168
                                                                    -----------
Total Energy                                                         36,045,717
                                                                    -----------
Financials -- (20.0%)
    Allied World Assurance Co. Holdings AG                    2,463     223,665
*   American Capital, Ltd.                                   18,064     273,308
    American Financial Group, Inc.                            6,402     309,025
#*  American International Group, Inc.                       92,085   3,814,161
    American National Insurance Co.                             871      81,900
    Assurant, Inc.                                            5,174     245,972
    Assured Guaranty, Ltd.                                    2,731      56,341
    Axis Capital Holdings, Ltd.                               6,644     296,522
    Bank of America Corp.                                   565,423   6,960,357
#   Bank of New York Mellon Corp. (The)                      37,970   1,071,513
#   Capital One Financial Corp.                              15,657     904,661
*   CIT Group, Inc.                                             164       6,972
    Citigroup, Inc.                                         157,700   7,358,282
#   CME Group, Inc.                                          20,807   1,266,314
#   CNA Financial Corp.                                       8,615     290,412
#   Comerica, Inc.                                              549      19,901

                                     1609

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
*   E*TRADE Financial Corp.                                  1,815 $    18,676
#   First Niagara Financial Group, Inc.                      1,397      13,285
*   Genworth Financial, Inc. Class A                        33,383     334,832
#   Goldman Sachs Group, Inc. (The)                         10,348   1,511,532
    Hartford Financial Services Group, Inc.                 28,666     805,228
    Hudson City Bancorp, Inc.                                  984       8,177
#   JPMorgan Chase & Co.                                    50,234   2,461,968
#   KeyCorp                                                 59,273     590,952
#   Legg Mason, Inc.                                         9,200     293,112
#   Lincoln National Corp.                                  19,147     651,190
#   Loews Corp.                                             22,984   1,026,695
    MetLife, Inc.                                           58,976   2,299,474
#   Morgan Stanley                                          96,569   2,139,003
    NASDAQ OMX Group, Inc. (The)                            11,334     334,126
#   NYSE Euronext                                            1,169      45,369
#   Old Republic International Corp.                        14,560     196,560
    PartnerRe, Ltd.                                          3,441     324,624
#   People's United Financial, Inc.                          7,468      98,279
#   PNC Financial Services Group, Inc. (The)                   767      52,064
#   Principal Financial Group, Inc.                          6,219     224,506
    Prudential Financial, Inc.                              30,399   1,836,708
#   Regions Financial Corp.                                 89,418     759,159
    Reinsurance Group of America, Inc.                       4,854     303,618
    SunTrust Banks, Inc.                                    35,373   1,034,660
    Unum Group                                              18,980     529,352
    Validus Holdings, Ltd.                                     557      21,506
#   XL Group P.L.C.                                         20,052     624,419
    Zions BanCorp.                                          11,329     278,920
                                                                   -----------
Total Financials                                                    41,997,300
                                                                   -----------
Health Care -- (4.3%)
    Aetna, Inc.                                             22,683   1,302,911
*   Bio-Rad Laboratories, Inc. Class A                         250      29,937
#*  Boston Scientific Corp.                                 90,690     679,268
*   CareFusion Corp.                                        14,615     488,725
#   Cigna Corp.                                              4,740     313,646
    Community Health Systems, Inc.                             772      35,180
    Coventry Health Care, Inc.                               1,900      94,145
*   Forest Laboratories, Inc.                                7,336     274,440
*   Hologic, Inc.                                           17,372     353,868
#*  Hospira, Inc.                                              639      21,164
    Humana, Inc.                                            10,421     772,300
*   Life Technologies Corp.                                  1,475     108,693
    Omnicare, Inc.                                           6,870     300,700
    Pfizer, Inc.                                               889      25,843
    Teleflex, Inc.                                           1,338     104,538
#   Thermo Fisher Scientific, Inc.                          24,294   1,960,040
    UnitedHealth Group, Inc.                                 9,757     584,737
    Universal Health Services, Inc. Class B                    230      15,316
#   WellPoint, Inc.                                         19,962   1,455,629
                                                                   -----------
Total Health Care                                                    8,921,080
                                                                   -----------

                                     1610

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (9.0%)
    ADT Corp. (The)                                           9,036 $   394,331
*   AECOM Technology Corp.                                    2,136      62,094
#   AGCO Corp.                                                5,687     302,833
*   Avis Budget Group, Inc.                                     844      24,341
    CNH Global NV                                               100       4,113
#*  Colfax Corp.                                                191       8,914
    CSX Corp.                                                67,072   1,649,300
#   Eaton Corp. P.L.C.                                        6,482     398,060
*   Engility Holdings, Inc.                                     473      11,333
#   FedEx Corp.                                               1,677     157,655
*   Fortune Brands Home & Security, Inc.                      1,200      43,668
#   General Electric Co.                                    225,150   5,018,593
#*  Hertz Global Holdings, Inc.                              14,714     354,313
#*  Jacobs Engineering Group, Inc.                            1,431      72,237
    KAR Auction Services, Inc.                                  154       3,445
#   KBR, Inc.                                                 6,170     185,594
    Kennametal, Inc.                                            266      10,637
    L-3 Communications Holdings, Inc.                         5,842     474,662
    Manpowergroup, Inc.                                       1,119      59,486
#   Norfolk Southern Corp.                                   20,649   1,598,646
#   Northrop Grumman Corp.                                   14,791   1,120,270
*   Oshkosh Corp.                                             2,188      85,901
*   Owens Corning                                             7,765     326,596
    Pentair, Ltd.                                             6,533     355,069
*   Quanta Services, Inc.                                    12,579     345,671
#   Regal-Beloit Corp.                                          270      21,227
    Republic Services, Inc.                                  23,807     811,343
    Ryder System, Inc.                                          663      38,500
#   Southwest Airlines Co.                                   51,608     707,030
#   SPX Corp.                                                 2,016     150,212
    Stanley Black & Decker, Inc.                              9,801     733,213
*   Terex Corp.                                               1,518      43,415
    Trinity Industries, Inc.                                  1,002      42,294
    Triumph Group, Inc.                                       1,789     142,941
#   Union Pacific Corp.                                      18,162   2,687,249
#*  United Rentals, Inc.                                      1,690      88,911
    URS Corp.                                                 4,937     216,833
#   Waste Connections, Inc.                                     517      19,620
#*  WESCO International, Inc.                                 1,377      98,717
                                                                    -----------
Total Industrials                                                    18,869,267
                                                                    -----------
Information Technology -- (4.4%)
#   Activision Blizzard, Inc.                                37,667     563,122
    AOL, Inc.                                                   800      30,912
*   Arrow Electronics, Inc.                                   7,235     283,829
*   Avnet, Inc.                                               8,994     294,553
*   Brocade Communications Systems, Inc.                      5,227      30,421
    Computer Sciences Corp.                                  10,313     483,164
    Corning, Inc.                                            53,095     769,877
*   EchoStar Corp. Class A                                    2,361      92,716
#   Fidelity National Information Services, Inc.             19,960     839,318
#*  First Solar, Inc.                                         4,386     204,212

                                     1611

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#   Hewlett-Packard Co.                                      51,193 $1,054,576
    IAC/InterActiveCorp                                       1,837     86,468
*   Ingram Micro, Inc. Class A                                7,333    130,601
#   Jabil Circuit, Inc.                                       7,081    126,042
#*  Juniper Networks, Inc.                                    8,638    142,959
#*  Lam Research Corp.                                        2,788    128,861
    Marvell Technology Group, Ltd.                            6,546     70,435
#*  Micron Technology, Inc.                                  65,840    620,213
#   Molex, Inc.                                                 157      4,328
    Molex, Inc. Class A                                         100      2,331
#   NVIDIA Corp.                                              3,967     54,626
#   SAIC, Inc.                                                1,922     28,715
*   SanDisk Corp.                                             2,774    145,469
#   Western Digital Corp.                                    15,158    837,934
#   Xerox Corp.                                              62,682    537,812
*   Yahoo!, Inc.                                             69,156  1,710,228
                                                                    ----------
Total Information Technology                                         9,273,722
                                                                    ----------
Materials -- (2.9%)
#   Alcoa, Inc.                                              70,209    596,777
#   Allegheny Technologies, Inc.                              1,836     49,535
    Ashland, Inc.                                             5,186    441,899
#   Cliffs Natural Resources, Inc.                            1,941     41,421
    Cytec Industries, Inc.                                    1,026     74,754
    Domtar Corp.                                              1,746    121,364
#   Freeport-McMoRan Copper & Gold, Inc.                     36,571  1,112,856
#   International Paper Co.                                  25,053  1,176,990
    MeadWestvaco Corp.                                       11,534    397,692
#   Mosaic Co. (The)                                          1,750    107,783
#   Newmont Mining Corp.                                      5,866    190,058
#   Nucor Corp.                                               8,241    359,472
    Reliance Steel & Aluminum Co.                             5,358    348,645
    Rock Tenn Co. Class A                                     2,943    294,712
    Sealed Air Corp.                                          4,099     90,670
    Steel Dynamics, Inc.                                     15,424    231,977
    Vulcan Materials Co.                                      8,921    444,980
                                                                    ----------
Total Materials                                                      6,081,585
                                                                    ----------
Telecommunication Services -- (4.2%)
#   AT&T, Inc.                                              172,283  6,453,721
#   CenturyLink, Inc.                                        38,023  1,428,524
#   Frontier Communications Corp.                            22,758     94,674
#*  Sprint Nextel Corp.                                     106,920    753,786
*   United States Cellular Corp.                              3,600    138,384
                                                                    ----------
Total Telecommunication Services                                     8,869,089
                                                                    ----------
Utilities -- (0.3%)
    NRG Energy, Inc.                                         21,218    591,346

                                     1612

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


                                                     SHARES      VALUE+
                                                    --------- ------------
Utilities -- (Continued)
      UGI Corp.                                         1,421 $     58,232
                                                              ------------
Total Utilities                                                    649,578
                                                              ------------
TOTAL COMMON STOCKS                                            164,036,438
                                                              ------------

                                                     SHARES/
                                                      FACE
                                                     AMOUNT
                                                      (000)
                                                    ---------
SECURITIES LENDING COLLATERAL -- (21.8%)
(S)@  DFA Short Term Investment Fund                3,963,664   45,859,597
                                                              ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $174,048,468)             $209,896,035
                                                              ============

                                     1613

                       VA INTERNATIONAL VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES  VALUE++
                                                            ------ ----------
COMMON STOCKS -- (89.1%)

AUSTRALIA -- (5.1%)
*   Alumina, Ltd.                                           82,818 $   82,818
    Asciano, Ltd.                                           31,130    174,398
    Bank of Queensland, Ltd.                                10,876    113,224
    Beach Energy, Ltd.                                       4,690      6,625
#   Bendigo and Adelaide Bank, Ltd.                         12,306    141,236
*   BlueScope Steel, Ltd.                                    2,516     12,956
    Boral, Ltd.                                             21,633    112,288
    Caltex Australia, Ltd.                                   4,636    103,560
    Echo Entertainment Group, Ltd.                          17,525     65,771
#   Fairfax Media, Ltd.                                     59,866     40,383
    GrainCorp, Ltd. Class A                                  3,521     46,780
#   Harvey Norman Holdings, Ltd.                            33,784    105,176
    Incitec Pivot, Ltd.                                     57,564    172,724
    Lend Lease Group                                        11,809    131,989
    Macquarie Group, Ltd.                                   10,343    420,771
    Newcrest Mining, Ltd.                                   26,368    461,925
    Origin Energy, Ltd.                                     41,067    525,755
    OZ Minerals, Ltd.                                        8,784     39,371
    Primary Health Care, Ltd.                               12,772     69,803
#*  Qantas Airways, Ltd.                                    32,996     65,028
    QBE Insurance Group, Ltd.                                4,796     66,563
    Rio Tinto, Ltd.                                            784     45,627
    Santos, Ltd.                                            30,341    389,732
    Seven Group Holdings, Ltd.                               9,893     95,399
#   Seven West Media, Ltd.                                   4,165      8,643
#   Sims Metal Management, Ltd.                              3,933     39,454
    Suncorp Group, Ltd.                                     47,466    639,286
    Tabcorp Holdings, Ltd.                                  14,604     52,276
    Tatts Group, Ltd.                                       42,566    144,350
    Toll Holdings, Ltd.                                     20,321    120,218
    Treasury Wine Estates, Ltd.                             22,039    133,577
    UGL, Ltd.                                                2,003     20,906
    Washington H Soul Pattinson & Co., Ltd.                    924     13,913
    Wesfarmers, Ltd.                                        39,174  1,762,372
                                                                   ----------
TOTAL AUSTRALIA                                                     6,424,897
                                                                   ----------
AUSTRIA -- (0.2%)
*   Erste Group Bank AG                                      6,766    212,071
    Raiffeisen Bank International AG                         2,147     75,789
                                                                   ----------
TOTAL AUSTRIA                                                         287,860
                                                                   ----------
BELGIUM -- (1.2%)
    Ageas                                                    8,093    296,385
    Belgacom SA                                              1,690     38,909
    Delhaize Group SA                                        4,481    280,391
    KBC Groep NV                                             6,874    269,055
#   Solvay SA                                                2,420    354,559
#   UCB SA                                                   5,259    310,377
                                                                   ----------
TOTAL BELGIUM                                                       1,549,676
                                                                   ----------

                                     1614

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (9.3%)
    AuRico Gold, Inc.                                        4,800 $   24,816
    Barrick Gold Corp.                                      33,775    665,705
#   Bell Aliant, Inc.                                        1,758     47,010
    Bonavista Energy Corp.                                   1,340     21,215
    Cameco Corp.                                            10,896    212,581
    Canadian Natural Resources, Ltd. (136385101)            36,966  1,084,583
    Canadian Natural Resources, Ltd. (2171573)               2,781     81,571
#   Canadian Tire Corp., Ltd. Class A                        2,400    176,763
#   Crescent Point Energy Corp.                              3,917    149,612
    Eldorado Gold Corp.                                     18,295    144,896
    Empire Co., Ltd.                                         1,200     81,592
#   Enerplus Corp.                                           5,482     77,378
    Ensign Energy Services, Inc.                             3,653     61,497
    Fairfax Financial Holdings, Ltd.                           700    280,813
    First Quantum Minerals, Ltd.                             2,227     38,882
    Genworth MI Canada, Inc.                                 1,085     26,978
    George Weston, Ltd.                                      2,300    177,183
    Goldcorp, Inc. (380956409)                              24,877    735,862
    Goldcorp, Inc. (2676302)                                 4,600    136,158
#   Husky Energy, Inc.                                      12,910    373,159
    IAMGOLD Corp.                                            6,674     35,839
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   2,300     84,973
    Kinross Gold Corp.                                      31,183    169,929
#   Loblaw Cos., Ltd.                                        4,400    186,709
#*  Lundin Mining Corp.                                     17,290     67,962
    Magna International, Inc.                                8,230    495,050
    Manulife Financial Corp. (56501R106)                    12,408    183,390
    Manulife Financial Corp. (2492519)                      53,517    790,975
    Pacific Rubiales Energy Corp.                            5,540    117,129
    Pan American Silver Corp. (697900108)                    3,470     45,804
    Pan American Silver Corp. (2669272)                      1,700     22,358
#   Pengrowth Energy Corp.                                   7,628     38,918
#   Penn West Petroleum, Ltd.                               11,123    102,679
#   PetroBakken Energy, Ltd.                                 1,115      9,518
    Precision Drilling Corp.                                 8,434     68,396
#*  Research In Motion, Ltd. (760975102)                     8,930    145,470
#*  Research In Motion, Ltd. (2117265)                       4,071     66,675
#   Sun Life Financial, Inc.                                22,308    629,305
    Suncor Energy, Inc. (867224107)                          4,236    131,951
    Suncor Energy, Inc. (B3NB1P2)                           51,054  1,591,748
    Talisman Energy, Inc. (87425E103)                       25,587    304,229
#   Talisman Energy, Inc. (2068299)                         13,939    167,138
    Teck Resources, Ltd. Class B (878742204)                 3,149     83,669
#   Teck Resources, Ltd. Class B (2879327)                  17,290    459,945
#   Thomson Reuters Corp.                                   17,778    595,571
#   TransAlta Corp.                                          7,800    114,664
#   Trican Well Service, Ltd.                                3,300     43,107
*   Turquoise Hill Resources, Ltd.                           1,610     11,347
#*  Uranium One, Inc.                                       12,400     34,463
    West Fraser Timber Co., Ltd.                             1,412    123,281

                                     1615

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------ -----------
CANADA -- (Continued)
    Yamana Gold, Inc.                                       27,400 $   339,151
                                                                   -----------
TOTAL CANADA                                                        11,859,597
                                                                   -----------
DENMARK -- (1.4%)
    AP Moeller--Maersk A.S. Class A                             26     177,959
    AP Moeller--Maersk A.S. Class B                             57     405,897
    Carlsberg A.S. Class B                                   4,898     455,359
*   Danske Bank A.S.                                        24,724     468,194
#   FLSmidth & Co. A.S.                                      1,010      58,866
    H Lundbeck A.S.                                          1,633      32,698
    Rockwool International A.S. Class B                        219      28,982
    TDC A.S.                                                14,199     115,225
                                                                   -----------
TOTAL DENMARK                                                        1,743,180
                                                                   -----------
FINLAND -- (0.7%)
    Fortum Oyj                                               4,395      81,692
#   Kesko Oyj Class B                                        2,106      63,231
    Neste Oil Oyj                                            2,910      45,442
#   Nokia Oyj                                               59,004     198,235
    Stora Enso Oyj Class R                                  29,113     203,034
    UPM-Kymmene Oyj                                         25,565     269,141
                                                                   -----------
TOTAL FINLAND                                                          860,775
                                                                   -----------
FRANCE -- (8.6%)
#*  Alcatel-Lucent                                          38,117      52,497
#   AXA SA                                                  53,665   1,004,964
    BNP Paribas SA                                          31,554   1,759,385
    Bollore SA                                                 305     128,574
#   Bouygues SA                                              4,798     134,070
    Cap Gemini SA                                            3,195     147,309
#   Casino Guichard Perrachon SA                             1,871     202,375
    Cie de St-Gobain                                        16,292     652,477
*   Cie Generale de Geophysique - Veritas                    1,499      32,427
    Cie Generale de Geophysique - Veritas Sponsored ADR      3,650      77,928
    Cie Generale des Etablissements Michelin                 3,239     273,896
    Ciments Francais SA                                        488      26,654
#   CNP Assurances                                           5,528      78,350
*   Credit Agricole SA                                      48,568     444,916
    Eiffage SA                                                 369      16,364
    Electricite de France SA                                 5,895     131,976
    France Telecom SA                                       68,037     726,593
#   GDF Suez                                                51,114   1,095,899
    Lafarge SA                                               9,061     586,583
    Lagardere SCA                                            5,094     189,334
    Natixis                                                 40,470     177,400
#*  Peugeot SA                                               6,327      50,650
    Renault SA                                               8,195     565,576
    Rexel SA                                                 3,697      81,426
    Sa des Ciments Vicat                                        80       4,744
*   Societe Generale SA                                     21,922     796,360
    STMicroelectronics NV                                   28,793     250,527

                                     1616

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    Vallourec SA                                              2,194 $   105,302
    Vivendi SA                                               53,030   1,201,241
                                                                    -----------
TOTAL FRANCE                                                         10,995,797
                                                                    -----------
GERMANY -- (8.1%)
    Allianz SE                                                7,402   1,094,908
    Allianz SE ADR                                           60,736     895,856
    Bayerische Motoren Werke AG                               7,860     726,815
#*  Commerzbank AG                                           10,839     146,292
    Daimler AG                                               29,975   1,661,965
    Deutsche Bank AG                                         33,137   1,525,396
    Deutsche Lufthansa AG                                     6,846     137,073
    Deutsche Post AG                                          4,542     107,968
    Deutsche Telekom AG                                       7,162      84,828
#   Deutsche Telekom AG Sponsored ADR                        73,200     871,080
#   E.ON SE                                                  48,285     876,882
    Fraport AG Frankfurt Airport Services Worldwide             408      24,411
#   HeidelbergCement AG                                       5,179     373,864
*   Hochtief AG                                                 836      58,166
    Metro AG                                                  1,866      58,281
#   Muenchener Rueckversicherungs AG                          5,893   1,180,405
    RWE AG                                                    8,482     305,685
    Salzgitter AG                                             1,190      46,840
    Volkswagen AG                                               943     183,732
                                                                    -----------
TOTAL GERMANY                                                        10,360,447
                                                                    -----------
GREECE -- (0.0%)
    Hellenic Petroleum SA                                     2,479      27,423
*   National Bank of Greece SA                                2,339       2,011
                                                                    -----------
TOTAL GREECE                                                             29,434
                                                                    -----------
HONG KONG -- (2.0%)
    Cathay Pacific Airways, Ltd.                             23,000      40,540
    Cheung Kong Holdings, Ltd.                               26,000     393,056
#*  Foxconn International Holdings, Ltd.                     70,000      27,067
    Henderson Land Development Co., Ltd.                     36,977     269,042
    Hongkong & Shanghai Hotels (The)                         19,052      30,996
    Hopewell Holdings, Ltd.                                  19,000      73,299
    Hutchison Whampoa, Ltd.                                  78,000     847,069
    Kerry Properties, Ltd.                                    5,500      25,027
    New World Development Co., Ltd.                         155,069     269,874
    Orient Overseas International, Ltd.                       6,500      38,689
    Wharf Holdings, Ltd.                                     30,635     274,030
    Wheelock & Co., Ltd.                                     47,000     262,818
                                                                    -----------
TOTAL HONG KONG                                                       2,551,507
                                                                    -----------
IRELAND -- (0.2%)
*   Bank of Ireland                                         168,039      37,438
    CRH P.L.C. Sponsored ADR                                  9,538     205,162
                                                                    -----------
TOTAL IRELAND                                                           242,600
                                                                    -----------

                                     1617

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
ISRAEL -- (0.5%)
*   Bank Hapoalim BM                                         74,220 $  345,253
*   Bank Leumi Le-Israel BM                                  49,152    174,707
*   Israel Discount Bank, Ltd. Class A                       34,311     57,684
                                                                    ----------
TOTAL ISRAEL                                                           577,644
                                                                    ----------
ITALY -- (1.2%)
#*  Banca Monte dei Paschi di Siena SpA                     227,814     64,289
    Enel Green Power SpA                                     18,822     40,151
#*  Fiat SpA                                                 28,990    173,720
*   Finmeccanica SpA                                          4,820     25,108
    Intesa Sanpaolo SpA                                     119,630    217,262
    Mediaset SpA                                             11,973     31,002
    Telecom Italia SpA                                      104,981     89,171
#   Telecom Italia SpA Sponsored ADR                         24,800    206,832
*   UniCredit SpA                                           120,976    632,298
    Unione di Banche Italiane SCPA                           17,460     73,022
                                                                    ----------
TOTAL ITALY                                                          1,552,855
                                                                    ----------
JAPAN -- (17.7%)
    77 Bank, Ltd. (The)                                       9,000     53,432
    Aeon Co., Ltd.                                           20,500    290,226
    Aisin Seiki Co., Ltd.                                     4,600    166,045
#   Alfresa Holdings Corp.                                    1,400     83,291
    Amada Co., Ltd.                                          10,000     80,243
    Asahi Glass Co., Ltd.                                    32,000    251,431
    Asahi Kasei Corp.                                        42,000    282,339
    Azbil Corp.                                               2,200     47,505
    Bank of Kyoto, Ltd. (The)                                 9,000     94,691
    Bank of Yokohama, Ltd. (The)                             35,000    212,932
    Canon Marketing Japan, Inc.                               2,000     29,132
    Chiba Bank, Ltd. (The)                                   25,000    194,116
    Chugoku Bank, Ltd. (The)                                  5,400     94,154
    Citizen Holdings Co., Ltd.                                7,800     46,145
    Coca-Cola West Co., Ltd.                                  1,000     18,599
    COMSYS Holdings Corp.                                     2,400     31,782
*   Cosmo Oil Co., Ltd.                                      10,000     23,883
    Dai Nippon Printing Co., Ltd.                            18,000    176,250
    Daicel Corp.                                             10,000     80,708
    Daido Steel Co., Ltd.                                     7,000     38,153
    Denki Kagaku Kogyo KK                                    16,000     58,535
#   Ebara Corp.                                              12,000     50,386
    Fuji Media Holdings, Inc.                                    18     39,124
    FUJIFILM Holdings Corp.                                  16,600    341,022
    Fujitsu, Ltd.                                            65,000    273,005
    Fukuoka Financial Group, Inc.                            25,000    127,893
    Furukawa Electric Co., Ltd.                              19,000     48,081
    Glory, Ltd.                                               1,200     32,975
    Gunma Bank, Ltd. (The)                                   12,000     76,341
    H2O Retailing Corp.                                       1,000     11,143
    Hachijuni Bank, Ltd. (The)                               17,000    115,742
#   Hiroshima Bank, Ltd. (The)                               12,000     63,259
#   Hitachi Capital Corp.                                     1,600     39,890

                                     1618

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Hitachi Chemical Co., Ltd.                                2,100 $   32,921
    Hitachi High-Technologies Corp.                           1,500     37,472
    Hitachi Transport System, Ltd.                              900     14,307
    Hokkoku Bank, Ltd. (The)                                  2,000      8,486
    Hokuhoku Financial Group, Inc.                           26,000     60,673
    House Foods Corp.                                         1,600     27,902
    Ibiden Co., Ltd.                                          2,500     43,822
    Idemitsu Kosan Co., Ltd.                                    800     67,680
    Inpex Corp.                                                  74    358,109
    Isetan Mitsukoshi Holdings, Ltd.                         11,700    186,473
    ITOCHU Corp.                                             50,800    629,892
    Iyo Bank, Ltd. (The)                                      8,000     83,789
    J Front Retailing Co., Ltd.                              12,000    100,815
    JFE Holdings, Inc.                                       17,000    369,103
    Joyo Bank, Ltd. (The)                                    14,000     86,058
    JTEKT Corp.                                               7,500     76,473
    JX Holdings, Inc.                                        81,127    440,508
    K's Holdings Corp.                                          700     24,677
    Kagoshima Bank, Ltd. (The)                                5,000     36,611
    Kajima Corp.                                             23,000     73,441
    Kamigumi Co., Ltd.                                        8,000     75,014
    Kaneka Corp.                                              8,000     48,193
    Kawasaki Kisen Kaisha, Ltd.                              26,000     57,209
    Keiyo Bank, Ltd. (The)                                    4,000     24,605
    Kinden Corp.                                              2,000     14,591
*   Kobe Steel, Ltd.                                         61,000     79,671
    Konica Minolta, Inc.                                     14,500    102,441
    Kurita Water Industries, Ltd.                             1,700     34,899
    Kyocera Corp.                                             4,800    488,268
    Kyowa Hakko Kirin Co., Ltd.                               8,000     98,196
    LIXIL Group Corp.                                           800     17,985
    Marui Group Co., Ltd.                                     6,000     69,646
    Medipal Holdings Corp.                                    4,200     65,898
    MEIJI Holdings Co., Ltd.                                  2,302    103,922
    Mitsubishi Chemical Holdings Corp.                       33,000    160,945
    Mitsubishi Corp.                                         48,300    869,509
    Mitsubishi Gas Chemical Co., Inc.                        13,000     99,391
    Mitsubishi Materials Corp.                               35,000    100,394
    Mitsubishi Tanabe Pharma Corp.                            7,800    118,648
    Mitsubishi UFJ Financial Group, Inc.                    435,500  2,954,798
    Mitsui & Co., Ltd.                                       59,600    821,089
#   Mitsui Chemicals, Inc.                                   29,000     67,113
    Mitsui Mining & Smelting Co., Ltd.                       21,000     47,331
#*  Mitsui OSK Lines, Ltd.                                   32,000    133,259
    MS&AD Insurance Group Holdings                           14,150    379,654
    Nagase & Co., Ltd.                                        2,000     25,606
    Nanto Bank, Ltd. (The)                                    3,000     13,238
    NEC Corp.                                                80,000    207,824
    Nippon Electric Glass Co., Ltd.                           7,000     35,729
    Nippon Express Co., Ltd.                                 27,000    140,533
    Nippon Meat Packers, Inc.                                 5,000     76,784
#*  Nippon Paper Industries Co., Ltd.                         4,100     61,413

                                     1619

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Nippon Shokubai Co., Ltd.                                 3,000 $ 29,517
    Nippon Steel & Sumitomo Metal Corp.                     189,185  503,889
    Nippon Television Holdings, Inc.                          1,900   33,589
#   Nippon Yusen KK                                          41,000  107,033
    Nishi-Nippon City Bank, Ltd. (The)                       18,000   60,048
    Nisshin Seifun Group, Inc.                                6,000   77,522
    Nisshin Steel Holdings Co., Ltd.                          2,300   19,356
    Nisshinbo Holdings, Inc.                                  3,000   21,794
    NOK Corp.                                                 2,800   40,378
    Nomura Holdings, Inc.                                    64,100  523,870
#   NTN Corp.                                                19,000   48,453
    NTT DOCOMO, Inc.                                            515  852,787
    Obayashi Corp.                                           16,000   98,443
#   Oji Holdings Corp.                                       27,000   96,374
    Onward Holdings Co., Ltd.                                 2,000   18,689
    Panasonic Corp.                                          14,400  103,779
    Rengo Co., Ltd.                                           6,000   29,049
    Ricoh Co., Ltd.                                          24,000  267,050
    Rohm Co., Ltd.                                            3,300  116,660
    Sankyo Co., Ltd.                                          1,800   82,039
    SBI Holdings, Inc.                                        5,880  113,902
#   Seiko Epson Corp.                                         4,400   50,443
    Seino Holdings Co., Ltd.                                  2,000   17,496
    Sekisui House, Ltd.                                      17,000  254,819
    Shiga Bank, Ltd. (The)                                    4,000   28,175
#   Shimizu Corp.                                            20,000   80,496
    Shinsei Bank, Ltd.                                       22,000   61,747
    Shizuoka Bank, Ltd. (The)                                 9,000  110,163
#   Showa Denko KK                                           49,000   79,122
    Showa Shell Sekiyu KK                                     5,500   44,144
    SKY Perfect JSAT Holdings, Inc.                              23   11,572
    Sojitz Corp.                                             34,370   53,964
    Sony Corp.                                                6,800  111,778
#   Sony Corp. Sponsored ADR                                 29,100  478,113
    Sumitomo Bakelite Co., Ltd.                               2,000    8,116
    Sumitomo Chemical Co., Ltd.                              32,000  107,158
    Sumitomo Corp.                                           37,500  469,464
    Sumitomo Electric Industries, Ltd.                       24,400  324,487
    Sumitomo Forestry Co., Ltd.                               3,000   35,759
    Sumitomo Heavy Industries, Ltd.                          13,000   57,886
    Sumitomo Metal Mining Co., Ltd.                          18,000  251,988
    Sumitomo Mitsui Financial Group, Inc.                    10,000  472,673
    Sumitomo Mitsui Trust Holdings, Inc.                    105,030  527,829
    Sumitomo Osaka Cement Co., Ltd.                          14,000   41,967
    Suzuken Co. Ltd/Aichi Japan                               3,000  116,821
    Suzuki Motor Corp.                                        7,800  200,430
    Taisei Corp.                                             32,000  106,881
    Takashimaya Co., Ltd.                                     6,000   70,922
#   TDK Corp.                                                 4,400  160,893
#   Teijin, Ltd.                                             27,000   65,050
    Tokai Rika Co., Ltd.                                        600   12,157
    Tokyo Broadcasting System Holdings, Inc.                  1,700   26,916

                                     1620

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
JAPAN -- (Continued)
    Toppan Printing Co., Ltd.                                16,000 $   121,912
    Tosoh Corp.                                               5,000      16,491
    Toyo Seikan Group Holdings, Ltd.                          5,100      69,892
    Toyoda Gosei Co., Ltd.                                    1,400      36,334
    Toyota Tsusho Corp.                                       5,300     147,613
    TV Asahi Corp.                                              700      14,621
    Ube Industries, Ltd.                                     21,000      42,460
    UNY Group Holdings Co., Ltd.                              5,300      37,720
    Ushio, Inc.                                               4,100      41,775
    Wacoal Holdings Corp.                                     2,000      22,084
#   Yamada Denki Co., Ltd.                                    2,220     107,134
    Yamaguchi Financial Group, Inc.                           7,000      76,019
    Yamaha Corp.                                              5,000      53,618
    Yamato Kogyo Co., Ltd.                                    1,600      52,919
    Yamazaki Baking Co., Ltd.                                 5,000      65,432
                                                                    -----------
TOTAL JAPAN                                                          22,515,135
                                                                    -----------
NETHERLANDS -- (2.7%)
    Aegon NV                                                 65,130     435,052
#   Akzo Nobel NV                                             6,812     410,834
    ArcelorMittal (B03XPL1)                                  36,543     451,694
#   ArcelorMittal (03938L104)                                 3,900      48,711
*   ING Groep NV                                            106,762     879,488
*   ING Groep NV Sponsored ADR                               20,692     169,882
    Koninklijke Boskalis Westminster NV                       1,173      48,936
    Koninklijke DSM NV                                        3,079     198,459
    Koninklijke Philips Electronics NV                       26,077     721,760
    Randstad Holding NV                                         131       5,461
                                                                    -----------
TOTAL NETHERLANDS                                                     3,370,277
                                                                    -----------
NEW ZEALAND -- (0.1%)
    Contact Energy, Ltd.                                     20,560      93,049
                                                                    -----------
NORWAY -- (0.9%)
    DNB ASA                                                  33,491     548,432
#   Norsk Hydro ASA                                          44,745     210,732
    Orkla ASA                                                10,771      97,125
*   Storebrand ASA                                           11,463      52,291
#   Subsea 7 SA                                               8,201     177,045
                                                                    -----------
TOTAL NORWAY                                                          1,085,625
                                                                    -----------
PORTUGAL -- (0.1%)
*   Banco Espirito Santo SA                                  40,541      46,452
#*  EDP Renovaveis SA                                        22,018     114,756
    Portugal Telecom SGPS SA                                  2,754      14,370
                                                                    -----------
TOTAL PORTUGAL                                                          175,578
                                                                    -----------
SINGAPORE -- (1.2%)
    CapitaLand, Ltd.                                        105,000     320,213
    DBS Group Holdings, Ltd.                                 28,000     381,955
    Golden Agri-Resources, Ltd.                             277,000     119,365

                                     1621

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SINGAPORE -- (Continued)
    Keppel Land, Ltd.                                        25,000 $   82,596
*   Neptune Orient Lines, Ltd.                                7,000      6,245
    Noble Group, Ltd.                                        83,000     76,135
#   Olam International, Ltd.                                 39,000     53,293
#   Overseas Union Enterprise, Ltd.                           3,000      7,592
    Singapore Airlines, Ltd.                                 23,800    214,916
    Singapore Land, Ltd.                                      1,000      7,188
    United Industrial Corp., Ltd.                            24,000     58,699
    UOL Group, Ltd.                                          12,400     71,996
    Venture Corp., Ltd.                                       3,000     20,264
    Wilmar International, Ltd.                               41,000    111,295
                                                                    ----------
TOTAL SINGAPORE                                                      1,531,752
                                                                    ----------
SPAIN -- (2.1%)
    Acciona SA                                                2,538    166,038
#   Banco de Sabadell SA                                     51,305    106,576
*   Banco Espanol de Credito SA                               3,819     17,593
*   Banco Popular Espanol SA                                201,218    156,668
    Banco Santander SA                                      170,307  1,229,880
    CaixaBank                                                21,091     77,985
    Iberdrola SA                                            125,486    674,684
    Repsol SA                                                11,004    257,984
                                                                    ----------
TOTAL SPAIN                                                          2,687,408
                                                                    ----------
SWEDEN -- (2.9%)
    Boliden AB                                                7,090    113,227
    Meda AB Class A                                           6,993     83,709
    Nordea Bank AB                                           85,572  1,029,690
    Skandinaviska Enskilda Banken AB Class A                 54,182    557,389
#   SSAB AB Class A                                           5,533     40,767
    SSAB AB Class B                                           2,545     16,345
    Svenska Cellulosa AB Class A                                318      8,720
    Svenska Cellulosa AB Class B                             26,596    692,795
    Telefonaktiebolaget LM Ericsson Class A                     164      1,980
#   Telefonaktiebolaget LM Ericsson Class B                  47,807    594,546
    Telefonaktiebolaget LM Ericsson Sponsored ADR            30,813    379,308
    TeliaSonera AB                                           13,498     93,133
#   Trelleborg AB Class B                                     1,676     24,954
                                                                    ----------
TOTAL SWEDEN                                                         3,636,563
                                                                    ----------
SWITZERLAND -- (5.8%)
    Adecco SA                                                 3,535    189,083
    Aryzta AG                                                 2,519    156,406
    Baloise Holding AG                                        2,199    226,662
    Clariant AG                                               5,991     87,651
*   Coca-Cola HBC AG ADR                                      1,125     28,969
    Credit Suisse Group AG                                   35,472    985,094
    Givaudan SA                                                 168    216,355
    Holcim, Ltd.                                              9,610    749,628
    Lonza Group AG                                              799     55,676
    Novartis AG ADR                                          10,786    795,575

                                     1622

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                           SHARES    VALUE++
                                                           ------- ------------
SWITZERLAND -- (Continued)
    Sulzer AG                                                1,072 $    183,194
    Swiss Life Holding AG                                    1,200      190,109
    Swiss Re AG                                             11,976      953,069
    UBS AG                                                  90,606    1,616,267
    Zurich Insurance Group AG                                3,279      916,289
                                                                   ------------
TOTAL SWITZERLAND                                                     7,350,027
                                                                   ------------
UNITED KINGDOM -- (17.1%)
    Anglo American P.L.C.                                   16,899      413,193
    Aviva P.L.C.                                            93,481      443,802
    Barclays P.L.C.                                            293        1,308
#   Barclays P.L.C. Sponsored ADR                           95,342    1,714,249
    BP P.L.C. Sponsored ADR                                 99,008    4,316,749
    Carnival P.L.C.                                          3,014      108,817
    Carnival P.L.C. ADR                                      2,954      106,728
    Eurasian Natural Resources Corp. P.L.C.                  1,137        4,889
    HSBC Holdings P.L.C. Sponsored ADR                      63,817    3,501,001
*   International Consolidated Airlines Group SA            30,103      127,545
    Investec P.L.C.                                          6,563       46,474
    J Sainsbury P.L.C.                                      53,132      314,884
    Kazakhmys P.L.C.                                         6,164       33,504
    Kingfisher P.L.C.                                       66,998      326,457
*   Lloyds Banking Group P.L.C.                            422,274      358,719
*   Lloyds Banking Group P.L.C. ADR                        194,838      668,294
    Mondi P.L.C.                                             6,551       87,059
    Old Mutual P.L.C.                                       77,021      245,664
    Resolution, Ltd.                                        48,633      199,717
*   Royal Bank of Scotland Group P.L.C.                     28,132      134,241
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR       15,075      144,117
    Royal Dutch Shell P.L.C. ADR (780259206)                 1,671      113,578
    Royal Dutch Shell P.L.C. ADR (780259107)                38,739    2,703,595
    RSA Insurance Group P.L.C.                              46,829       81,088
    Travis Perkins P.L.C.                                       44          982
    Vedanta Resources P.L.C.                                 3,221       60,949
    Vodafone Group P.L.C.                                  672,985    2,053,476
    Vodafone Group P.L.C. Sponsored ADR                     73,548    2,249,833
    WM Morrison Supermarkets P.L.C.                         63,021      286,003
    Xstrata P.L.C.                                          55,857      840,562
                                                                   ------------
TOTAL UNITED KINGDOM                                                 21,687,477
                                                                   ------------
TOTAL COMMON STOCKS                                                 113,169,160
                                                                   ------------
PREFERRED STOCKS -- (0.0%)

GERMANY -- (0.0%)
#   Porsche Automobil Holding SE                               398       31,253
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

SPAIN -- (0.0%)
#*  Banco Santander SA Rights 05/02/13                     163,885       34,856
                                                                   ------------

                                     1623

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                         SHARES/
                                                          FACE
                                                         AMOUNT
                                                          (000)       VALUE+
                                                        ---------- ------------
SECURITIES LENDING COLLATERAL -- (10.9%)
(S)@  DFA Short Term Investment Fund                     1,123,595 $ 13,000,000
@     Repurchase Agreement, Deutsche Bank Securities,
        Inc. 0.16%, 05/01/13 (Collateralized by
        $858,058 FNMA, rates ranging from 3.000% to
        3.500%, maturities ranging from 09/01/32 to
        08/01/42, valued at $876,971) to be
        repurchased at $859,779                         $      860      859,775
                                                                   ------------
TOTAL SECURITIES LENDING COLLATERAL                                  13,859,775
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $129,815,804)                  $127,095,044
                                                                   ============

                                     1624

                       VA INTERNATIONAL SMALL PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES VALUE++
                                                            ------ --------
COMMON STOCKS -- (85.9%)

AUSTRALIA -- (5.0%)
*   AED Oil, Ltd.                                            4,139 $     --
#*  Alkane Resources, Ltd.                                  19,700   11,292
*   Alliance Resources, Ltd.                                21,658    3,484
    Amalgamated Holdings, Ltd.                               5,533   49,259
    Amcom Telecommunications, Ltd.                          11,807   24,746
*   Ampella Mining, Ltd.                                       616      129
#*  Antares Energy, Ltd.                                    12,881    5,011
#   APN News & Media, Ltd.                                  27,122   11,833
#*  Aquarius Platinum, Ltd.                                 18,485   11,156
#*  Aquila Resources, Ltd.                                   5,368   10,327
#*  Arafura Resources, Ltd.                                  7,863      858
    ARB Corp., Ltd.                                          3,547   47,826
    Aristocrat Leisure, Ltd.                                15,145   61,899
    Arrium, Ltd.                                            77,089   68,163
    Atlas Iron, Ltd.                                        20,873   18,156
#*  Aurora Oil & Gas, Ltd.                                  11,517   36,504
#   Ausdrill, Ltd.                                          21,215   33,465
#   Ausenco, Ltd.                                            4,682   13,481
#*  Austal, Ltd.                                             6,527    4,499
    Austbrokers Holdings, Ltd.                               1,667   18,184
#   Austin Engineering, Ltd.                                 1,943   10,282
*   Australian Agricultural Co., Ltd.                       21,165   25,660
    Australian Infrastructure Fund                          40,779  133,174
    Australian Pharmaceutical Industries, Ltd.              21,680   10,909
    Automotive Holdings Group, Ltd.                         12,565   53,044
    AVJennings, Ltd.                                        21,460    8,895
*   AWE, Ltd.                                               35,889   48,064
#*  Bandanna Energy, Ltd.                                    2,730      384
#*  Bathurst Resources, Ltd.                                 5,351      944
    BC Iron, Ltd.                                            5,402   19,308
    Beach Energy, Ltd.                                      87,341  123,375
#*  Beadell Resources, Ltd.                                 10,811    7,938
*   Billabong International, Ltd.                            8,660    4,269
    Blackmores, Ltd.                                           382   11,221
*   BlueScope Steel, Ltd.                                    1,808    9,310
    Boart Longyear, Ltd.                                    30,454   30,266
#*  Boom Logistics, Ltd.                                    20,098    4,381
#   Bradken, Ltd.                                           11,422   60,964
    Breville Group, Ltd.                                     3,008   21,770
    Brickworks, Ltd.                                         2,046   27,069
#   Cabcharge Australia, Ltd.                                9,538   47,273
#   Cardno, Ltd.                                             5,121   34,602
*   Carnarvon Petroleum, Ltd.                                6,703      349
#   carsales.com, Ltd.                                       3,573   35,849
    Cash Converters International, Ltd.                     15,875   23,227
    Cedar Woods Properties, Ltd.                             2,100   12,064
*   Ceramic Fuel Cells, Ltd.                                91,856    5,333
*   Citigold Corp., Ltd.                                    58,895    3,298
    Clough, Ltd.                                            17,664   21,631
#*  Coal of Africa, Ltd.                                    22,474    3,871
#*  Coalspur Mines, Ltd.                                    21,206    9,955

                                     1625

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
AUSTRALIA -- (Continued)
#*  Cockatoo Coal, Ltd.                                      39,936 $  2,613
    Codan, Ltd.                                               2,725    9,576
#   CSG, Ltd.                                                14,081   10,696
#   CSR, Ltd.                                                39,692   83,594
#*  Cudeco, Ltd.                                              4,262   16,711
#   David Jones, Ltd.                                        33,723  104,239
    Decmil Group, Ltd.                                        8,327   16,137
*   Deep Yellow, Ltd.                                        47,823    1,839
#*  Discovery Metals, Ltd.                                   38,473   13,561
#   Domino's Pizza Enterprises, Ltd.                            611    8,300
    Downer EDI, Ltd.                                         26,889  137,082
*   Drillsearch Energy, Ltd.                                 22,128   25,938
#   DuluxGroup, Ltd.                                         19,316   94,025
#*  Elders, Ltd.                                             15,828    1,316
    Emeco Holdings, Ltd.                                     37,864   18,089
*   Energy World Corp., Ltd.                                 50,545   16,787
    Envestra, Ltd.                                           91,701   99,725
*   Evolution Mining, Ltd.                                    9,266    9,409
#   Fairfax Media, Ltd.                                      58,777   39,648
    FKP Property Group                                       13,581   23,155
#   Fleetwood Corp., Ltd.                                     6,315   56,023
    FlexiGroup, Ltd.                                          6,860   29,885
#*  Flinders Mines, Ltd.                                    135,740    6,753
#   Forge Group, Ltd.                                         2,468   14,808
    G8 Education, Ltd.                                        4,894   12,335
#*  Galaxy Resources, Ltd.                                   21,890    5,219
#*  Gindalbie Metals, Ltd.                                   27,192    5,078
*   Goodman Fielder, Ltd.                                   127,846  102,805
    GrainCorp, Ltd. Class A                                  11,240  149,335
#*  Gryphon Minerals, Ltd.                                   13,245    2,840
#   GUD Holdings, Ltd.                                        5,383   40,706
#*  Gunns, Ltd.                                              32,848       --
    GWA Group, Ltd.                                          14,186   38,130
#   Hills Holdings, Ltd.                                     26,079   29,734
#*  Horizon Oil, Ltd.                                        65,914   27,767
    iiNET, Ltd.                                               9,099   58,211
    Imdex, Ltd.                                              13,781   14,116
#   Independence Group NL                                    15,853   54,399
#*  Infigen Energy, Ltd.                                     14,000    3,846
#*  Intrepid Mines, Ltd.                                      7,169    1,982
    Invocare, Ltd.                                            6,435   77,894
    IOOF Holdings, Ltd.                                      13,685  125,168
#   Iress, Ltd.                                               6,392   55,429
*   Iron Ore Holdings, Ltd.                                   7,983    6,749
#*  Ivanhoe Australia, Ltd.                                   4,697      877
#   JB Hi-Fi, Ltd.                                            7,902  131,194
*   Kagara, Ltd.                                             27,762    3,454
*   Karoon Gas Australia, Ltd.                                5,930   25,707
    Kingsgate Consolidated, Ltd.                              8,435   19,007
#*  Linc Energy, Ltd.                                        12,969   25,871
*   Lynas Corp., Ltd.                                        10,000    5,244
#   M2 Telecommunications Group, Ltd.                         6,305   36,843

                                     1626

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
    MACA, Ltd.                                               3,463 $  8,386
#   Macmahon Holdings, Ltd.                                 69,831   13,011
    McMillan Shakespeare, Ltd.                               1,941   30,715
    Medusa Mining, Ltd.                                      6,840   23,297
#   Mermaid Marine Australia, Ltd.                          11,719   46,941
#   Miclyn Express Offshore, Ltd.                            1,826    3,712
    Mincor Resources NL                                     14,047    9,530
*   Mineral Deposits, Ltd.                                   3,059    9,522
    Mineral Resources, Ltd.                                  6,649   67,326
#*  Mirabela Nickel, Ltd.                                    6,589      957
*   Molopo Energy, Ltd.                                     15,907    4,951
#   Monadelphous Group, Ltd.                                 3,946   85,745
    Mortgage Choice, Ltd.                                   10,500   22,445
    Mount Gibson Iron, Ltd.                                 38,346   19,770
#   Myer Holdings, Ltd.                                     33,872  112,813
#   Navitas, Ltd.                                           19,169  107,578
    NIB Holdings, Ltd.                                      27,676   67,523
*   Northern Iron, Ltd.                                      4,971    1,630
    Northern Star Resources, Ltd.                           14,924   10,576
    Nufarm, Ltd.                                             9,844   42,929
    Oakton, Ltd.                                             7,474    9,752
#*  Orocobre, Ltd.                                           6,242    7,904
#   OZ Minerals, Ltd.                                        4,863   21,797
    Pacific Brands, Ltd.                                    63,194   56,395
#*  Paladin Energy, Ltd.                                    45,144   35,509
    PanAust, Ltd.                                            3,127    7,553
    Panoramic Resources, Ltd.                                7,300    2,230
*   PaperlinX, Ltd.                                         26,157    1,686
#*  Peet, Ltd.                                               6,898   10,084
*   Perilya, Ltd.                                           31,484    4,907
    Perpetual, Ltd.                                          2,899  123,886
#*  Perseus Mining, Ltd.                                    24,847   35,119
#*  Pharmaxis, Ltd.                                         18,394    2,773
#*  Platinum Australia, Ltd.                                23,193      991
    PMP, Ltd.                                               17,571    4,441
#   Premier Investments, Ltd.                                4,784   42,904
    Prime Media Group, Ltd.                                  5,377    6,136
    Programmed Maintenance Services, Ltd.                    4,827   12,063
#*  Ramelius Resources, Ltd.                                16,758    3,491
    RCR Tomlinson, Ltd.                                     10,693   25,067
#   REA Group, Ltd.                                          1,460   47,109
#   Reckon, Ltd.                                             1,448    3,739
*   Red Fork Energy, Ltd.                                    6,630    4,752
#   Reject Shop, Ltd. (The)                                  1,897   34,991
    Resolute Mining, Ltd.                                   26,394   26,251
    Retail Food Group, Ltd.                                  3,014   12,449
#*  Rex Minerals, Ltd.                                       7,834    2,681
#   Ridley Corp., Ltd.                                      33,330   29,409
*   Roc Oil Co., Ltd.                                       66,001   31,204
#   SAI Global, Ltd.                                        10,719   39,172
#   Salmat, Ltd.                                             3,642    7,666
*   Samson Oil & Gas, Ltd.                                  76,724    1,869

                                     1627

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
*   Sandfire Resources NL                                     2,891 $   16,896
*   Saracen Mineral Holdings, Ltd.                           27,646      4,180
    Select Harvests, Ltd.                                     3,697     13,047
*   Senex Energy, Ltd.                                       51,668     36,668
#   Servcorp, Ltd.                                            1,569      5,835
    Service Stream, Ltd.                                     21,994      5,132
    Sigma Pharmaceuticals, Ltd.                              73,664     55,770
*   Silex Systems, Ltd.                                       1,112      3,136
*   Silver Lake Resources, Ltd.                              25,841     28,300
    Sims Metal Management, Ltd.                               3,354     33,646
    Sirtex Medical, Ltd.                                      2,800     28,151
    Skilled Group, Ltd.                                      14,670     43,384
#   SMS Management & Technology, Ltd.                         6,207     31,393
    Southern Cross Media Group, Ltd.                         67,418    108,745
    Specialty Fashion Group, Ltd.                            19,600     23,781
*   St Barbara, Ltd.                                         26,761     16,746
#*  Starpharma Holdings, Ltd.                                 8,008      8,074
*   Straits Resources, Ltd.                                  11,702        366
    STW Communications Group, Ltd.                           29,890     44,962
    Sunland Group, Ltd.                                      14,139     21,412
    Super Retail Group, Ltd.                                 11,908    162,617
*   Tap Oil, Ltd.                                            20,587     12,073
    Tassal Group, Ltd.                                        7,976     17,770
    Technology One, Ltd.                                     23,020     41,377
#*  Ten Network Holdings, Ltd.                              107,739     34,640
*   Tiger Resources, Ltd.                                    13,405      3,342
    Tox Free Solutions, Ltd.                                  4,719     16,046
#   TPG Telecom, Ltd.                                        25,871     97,214
    Transfield Services, Ltd.                                28,963     48,008
*   Transpacific Industries Group, Ltd.                      56,812     57,066
#   Troy Resources, Ltd.                                      2,843      5,524
    Trust Co., Ltd. (The)                                       659      3,902
#   UGL, Ltd.                                                   947      9,884
*   Unity Mining, Ltd.                                       12,000        774
    UXC, Ltd.                                                17,099     20,999
    Village Roadshow, Ltd.                                   10,695     57,637
#*  Virgin Australia Holdings, Ltd.                         110,192     51,989
    Virgin Australia Holdings, Ltd. (B7L5734)               110,192        571
*   Watpac, Ltd.                                              6,412      4,923
#   Western Areas, Ltd.                                       7,565     21,737
#*  White Energy Co., Ltd.                                    9,723      1,669
    WHK Group, Ltd.                                           9,562      8,526
    Wide Bay Australia, Ltd.                                    777      4,513
#   Wotif.com Holdings, Ltd.                                  5,438     28,828
                                                                    ----------
TOTAL AUSTRALIA                                                      5,725,390
                                                                    ----------
AUSTRIA -- (0.8%)
#   Agrana Beteiligungs AG                                      319     44,094
    Atrium European Real Estate, Ltd.                        11,257     67,322
    EVN AG                                                    2,083     28,122
    Flughafen Wien AG                                           669     41,445
#*  Intercell AG                                              2,073      4,372

                                     1628

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRIA -- (Continued)
#   Kapsch TrafficCom AG                                       127 $    6,234
#   Lenzing AG                                                 468     38,741
#   Mayr Melnhof Karton AG                                     840     90,405
    Oberbank AG                                              1,045     66,472
#   Oesterreichische Post AG                                 1,448     64,210
    Palfinger AG                                               904     26,769
#   RHI AG                                                   2,079     68,683
    S IMMO AG                                                2,718     16,987
    Schoeller-Bleckmann Oilfield Equipment AG                  838     81,969
    Semperit AG Holding                                        778     30,410
    Strabag SE                                               1,012     23,320
*   Uniqa Versicherungen AG                                  5,403     71,855
#   Wienerberger AG                                          7,298     89,957
#   Zumtobel AG                                              2,862     32,049
                                                                   ----------
TOTAL AUSTRIA                                                         893,416
                                                                   ----------
BELGIUM -- (1.2%)
*   Ablynx NV                                                1,907     16,087
    Ackermans & van Haaren NV                                2,145    182,500
*   AGFA-Gevaert NV                                         15,370     27,686
    Arseus NV                                                1,959     51,423
    Banque Nationale de Belgique                                20     72,548
    Barco NV                                                 1,156    102,936
    Cie d'Entreprises CFE                                      616     37,499
    Cie Immobiliere de Belgique SA                             200      8,282
    Cie Maritime Belge SA                                    1,500     29,546
    D'ieteren SA                                             2,276    104,853
*   Deceuninck NV                                            6,500     11,558
    Econocom Group                                           7,084     53,354
    Elia System Operator SA                                  1,752     77,233
*   Euronav NV                                               1,500      6,013
    EVS Broadcast Equipment SA                                 753     51,018
    Exmar NV                                                 1,500     14,316
*   Galapagos NV                                               981     25,641
*   Ion Beam Applications                                      675      5,379
    Kinepolis Group NV                                         400     52,150
    Lotus Bakeries                                               6      5,132
    Melexis NV                                               1,570     31,910
    Mobistar SA                                                316      7,534
#   NV Bekaert SA                                            2,252     72,561
#   Nyrstar                                                  6,040     29,484
    Recticel SA                                              1,421     11,208
    Roularta Media Group NV                                    455      8,217
    Sipef SA                                                   540     42,399
    Tessenderlo Chemie NV                                    2,881     81,453
*   ThromboGenics NV                                         1,936     94,813
    Umicore Strip VVPR                                         125         --
    Van de Velde NV                                            393     17,758
                                                                   ----------
TOTAL BELGIUM                                                       1,332,491
                                                                   ----------
CANADA -- (7.8%)
#*  5N Plus, Inc.                                            2,300      4,269

                                     1629

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Aastra Technologies, Ltd.                                  800 $ 15,008
    Absolute Software Corp.                                  2,400   15,580
    Acadian Timber Corp.                                       500    7,072
*   Advantage Oil & Gas, Ltd.                               10,879   43,086
    Aecon Group, Inc.                                        5,091   62,662
#   AG Growth International, Inc.                            1,006   32,004
    AGF Management, Ltd. Class B                             5,044   57,577
*   Ainsworth Lumber Co., Ltd.                               5,800   22,453
    Akita Drilling, Ltd. Class A                             1,200   13,281
#   Alacer Gold Corp.                                       10,187   30,537
#   Alamos Gold, Inc.                                        3,407   47,582
#   Alaris Royalty Corp.                                       900   24,076
*   Alexco Resource Corp.                                    2,700    5,494
    Algonquin Power & Utilities Corp.                       11,549   91,250
#   Alliance Grain Traders, Inc.                               462    5,494
*   Altius Minerals Corp.                                    1,000   10,651
*   Anderson Energy, Ltd.                                    5,100      835
*   Angle Energy, Inc.                                       2,700    8,254
*   Antrim Energy, Inc.                                      6,500    1,097
*   Argonaut Gold, Inc.                                      7,300   46,230
*   Asanko Gold, Inc.                                        2,901    7,343
    Astral Media, Inc. Class A                               4,500  218,869
*   Atrium Innovations, Inc.                                   831   10,220
*   ATS Automation Tooling Systems, Inc.                     5,060   51,080
*   Aura Minerals, Inc.                                      5,100    1,417
#   AuRico Gold, Inc.                                       18,382   94,515
*   Aurizon Mines, Ltd.                                     12,400   53,172
    AutoCanada, Inc.                                           700   15,703
*   Axia NetMedia Corp.                                      4,000    5,519
*   B2Gold Corp.                                            13,000   32,647
    Badger Daylighting, Ltd.                                   600   26,336
#*  Ballard Power Systems, Inc.                              3,700    3,452
*   Bankers Petroleum, Ltd.                                 14,456   36,160
*   Bellatrix Exploration, Ltd.                              7,100   44,470
#*  Birchcliff Energy, Ltd.                                  7,200   56,459
#   Bird Construction, Inc.                                  2,238   29,034
#   Black Diamond Group, Ltd.                                1,800   37,824
#*  BlackPearl Resources, Inc.                              20,370   44,483
    BMTC Group, Inc. Class A                                   850   12,656
*   BNK Petroleum, Inc.                                      3,400    2,531
#   Bonterra Energy Corp.                                      562   27,580
*   Boralex, Inc. Class A                                    2,200   22,034
#*  Brigus Gold Corp.                                       11,639    8,087
*   Brookfield Residential Properties, Inc.                  3,970   94,575
#*  Burcon NutraScience Corp.                                  600    1,519
#   Calfrac Well Services, Ltd.                              2,600   66,042
*   Calvalley Petroleums, Inc. Class A                       2,013    3,836
#   Canaccord Financial, Inc.                                5,950   33,959
*   Canacol Energy, Ltd.                                     1,750    4,325
    Canada Bread Co., Ltd.                                     800   43,095
#   Canadian Energy Services & Technology Corp.              2,111   25,920
*   Canam Group, Inc. Class A                                2,100   20,011

                                     1630

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    CanElson Drilling, Inc.                                  2,137 $  9,673
*   Canfor Corp.                                             7,200  150,368
    Canfor Pulp Products, Inc.                               1,443   13,564
*   Cangene Corp.                                            2,500    7,767
#   Canyon Services Group, Inc.                              1,400   14,577
    Capital Power Corp.                                      5,245  114,589
    Capstone Infrastructure Corp.                            1,494    6,095
#*  Capstone Mining Corp.                                   13,215   26,759
    Cascades, Inc.                                           3,900   19,046
#   Cash Store Financial Services, Inc. (The)                  605    1,808
    Cathedral Energy Services, Ltd.                            511    2,100
    CCL Industries, Inc. Class B                             1,500   93,742
*   Celestica, Inc.                                         16,300  140,761
    Centerra Gold, Inc.                                         11       46
*   Cequence Energy, Ltd.                                    2,168    3,766
#*  China Gold International Resources Corp., Ltd.           9,700   27,537
*   Chinook Energy, Inc.                                     1,124    1,339
    Churchill Corp. Class A                                  1,045    7,634
#   Cineplex, Inc.                                           3,352  113,924
#   CML HealthCare, Inc.                                     4,873   37,390
    Cogeco Cable, Inc.                                       1,000   44,508
    Cogeco, Inc.                                               400   17,093
*   COM DEV International, Ltd.                              4,500   16,393
    Computer Modelling Group, Ltd.                           1,881   37,641
*   Connacher Oil and Gas, Ltd.                             18,200    2,204
#   Contrans Group, Inc. Class A                             1,122   11,983
#*  Copper Mountain Mining Corp.                             3,835    7,689
    Corby Distilleries, Ltd. Class A                           900   18,171
#*  Corridor Resources, Inc.                                 2,900    1,756
#   Corus Entertainment, Inc. Class B                        5,600  137,519
    Cott Corp.                                               5,400   59,336
#*  Crew Energy, Inc.                                        7,852   54,480
#   Davis + Henderson Corp.                                  3,766   87,996
*   DeeThree Exploration, Ltd.                               5,400   42,023
*   Delphi Energy Corp.                                      7,188    9,489
#*  Denison Mines Corp.                                     20,344   25,242
*   Descartes Systems Group, Inc. (The)                      5,100   50,623
#   DirectCash Payments, Inc.                                  100    2,680
*   Dominion Diamond Corp.                                   6,354  100,723
    Dorel Industries, Inc. Class B                           1,600   69,085
#*  DragonWave, Inc.                                         1,751    3,441
*   Duluth Metals, Ltd.                                      6,500   10,388
#*  Dundee Precious Metals, Inc.                             5,755   36,902
    E-L Financial Corp., Ltd.                                  104   55,522
*   Eastern Platinum, Ltd.                                  39,900    3,564
*   Eco Oro Minerals Corp.                                   2,300    1,918
#   Enbridge Income Fund Holdings, Inc.                      2,795   68,803
*   Endeavour Mining Corp.                                   3,313    3,584
*   Endeavour Silver Corp.                                   4,916   25,667
    Enerflex, Ltd.                                           3,109   42,896
*   Energy Fuels, Inc.                                      16,528    2,133
    Equitable Group, Inc.                                      400   15,326

                                     1631

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
*   Essential Energy Services Trust                          2,593 $  5,328
#*  Etrion Corp.                                               482      127
    Evertz Technologies, Ltd.                                3,700   57,477
*   Excellon Resources, Inc.                                 9,550    3,223
#   Exchange Income Corp.                                      743   20,193
#   Extendicare Inc/US                                       4,600   25,706
#*  First Majestic Silver Corp.                              7,600   93,694
    First National Financial Corp.                             800   14,762
#*  FirstService Corp.                                       1,537   50,849
*   Forsys Metals Corp.                                      2,500    1,464
#*  Fortress Paper, Ltd. Class A                               500    3,941
*   Fortuna Silver Mines, Inc.                               8,500   26,493
    Genivar, Inc.                                            2,117   52,534
    Glacier Media, Inc.                                      1,800    2,948
    Gluskin Sheff + Associates, Inc.                         1,000   17,668
*   GLV, Inc. Class A                                          781    2,279
    GMP Capital, Inc.                                        2,541   13,519
#*  Golden Star Resources, Ltd.                             13,100   14,173
*   Gran Tierra Energy, Inc.                                18,587  103,317
*   Great Canadian Gaming Corp.                              5,600   52,195
#*  Great Panther Silver, Ltd.                               9,200    9,132
#*  Guyana Goldfields, Inc.                                  3,229    5,769
    Heroux-Devtek, Inc.                                      2,400   18,844
    Home Capital Group, Inc.                                 1,850  106,139
    Horizon North Logistics, Inc.                            3,300   19,490
    HudBay Minerals, Inc.                                   12,631  100,301
#*  Imax Corp.                                               2,881   73,637
*   Imperial Metals Corp.                                    5,000   61,889
*   Imris, Inc.                                              1,500    4,735
    Innergex Renewable Energy, Inc.                          4,910   49,614
*   International Forest Products, Ltd. Class A              5,200   53,680
#   International Minerals Corp.                             1,000    2,928
#*  International Tower Hill Mines, Ltd.                     1,260    1,263
    Intertape Polymer Group, Inc.                            2,802   31,150
#*  Ithaca Energy, Inc.                                     14,811   24,257
*   Ivanhoe Energy, Inc.                                     3,365    4,376
#*  Jaguar Mining, Inc.                                      4,030    1,840
#   Just Energy Group, Inc.                                  8,179   54,881
*   Kelt Exploration, Ltd.                                   1,500   10,943
#   Killam Properties, Inc.                                  3,268   41,099
*   Kingsway Financial Services, Inc.                          600    2,210
#*  Kirkland Lake Gold, Inc.                                 5,200   17,446
#*  Labrador Iron Mines Holdings, Ltd.                       1,400      806
#*  Lake Shore Gold Corp.                                   15,400    6,267
#*  Laramide Resources, Ltd.                                 1,600    1,112
    Laurentian Bank of Canada                                2,100   92,154
*   Le Chateau, Inc. Class A                                 1,200    2,978
*   Legacy Oil + Gas, Inc.                                   7,800   41,189
#   Leisureworld Senior Care Corp.                           1,171   14,983
    Leon's Furniture, Ltd.                                   2,400   31,827
    Linamar Corp.                                            3,100   73,388
#   Liquor Stores N.A., Ltd.                                   966   17,096

                                     1632

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
*   Long Run Exploration, Ltd.                               5,150 $ 22,186
    MacDonald Dettwiler & Associates, Ltd.                   1,243   89,784
#*  MAG Silver Corp.                                         2,486   18,976
    Major Drilling Group International                       3,600   26,908
    Manitoba Telecom Services, Inc.                             45    1,459
    Maple Leaf Foods, Inc.                                   7,600  100,483
*   Martinrea International, Inc.                            5,233   44,307
*   Maxim Power Corp.                                        1,300    3,484
#   Medical Facilities Corp.                                 1,600   23,807
*   Mega Uranium, Ltd.                                       2,800      320
#*  Mercator Minerals, Ltd.                                  8,400    2,335
#*  Mood Media Corp.                                         7,900    7,293
#   Morneau Shepell, Inc.                                    3,901   51,538
    MTY Food Group, Inc.                                       200    4,765
#   Mullen Group, Ltd.                                       3,498   75,901
*   Nautilus Minerals, Inc.                                  5,100    1,215
    Nevsun Resources, Ltd.                                   2,935   10,983
#   New Flyer Industries, Inc.                                 400    3,831
    Newalta Corp.                                            2,495   34,350
    Niko Resources, Ltd.                                     1,800   11,899
*   Norbord, Inc.                                            1,690   56,364
    Nordion, Inc.                                            8,500   59,397
*   North American Energy Partners, Inc.                     1,500    6,045
#*  North American Palladium, Ltd.                           5,795    7,880
    North West Co., Inc. (The)                               2,674   67,470
#*  Northern Dynasty Minerals, Ltd.                          2,375    6,247
#   Northland Power, Inc.                                    3,254   63,145
#*  Novagold Resources, Inc.                                 4,050    9,970
*   NuVista Energy, Ltd.                                     6,324   45,949
#*  OceanaGold Corp.                                        11,371   24,605
*   Paladin Labs, Inc.                                         787   39,215
*   Parex Resources, Inc.                                    3,082   13,766
    Parkland Fuel Corp.                                      3,959   65,430
#   Pason Systems, Inc.                                      3,500   59,929
#*  Perpetual Energy, Inc.                                   4,555    5,426
#   PetroBakken Energy, Ltd.                                10,717   91,483
*   Petrobank Energy & Resources, Ltd.                       6,259    4,225
#   Petrominerales, Ltd.                                     2,026   11,181
    Peyto Exploration & Development Corp.                      230    6,621
#   PHX Energy Services Corp.                                  700    6,573
*   Pilot Gold, Inc.                                         2,374    3,087
#*  Polymet Mining Corp.                                     7,263    8,074
#   Poseidon Concepts Corp.                                  2,814      754
#   Premium Brands Holdings Corp.                            1,330   24,753
*   Primero Mining Corp.                                     4,117   24,315
*   QLT, Inc.                                                5,800   46,287
*   Questerre Energy Corp. Class A                           6,950    5,657
*   Ram Power Corp.                                          2,670      530
    Reitmans Canada, Ltd. Class A                            4,500   39,530
#*  Resverlogix Corp.                                        1,300    4,349
    Richelieu Hardware, Ltd.                                 1,000   39,357
#   Ritchie Bros Auctioneers, Inc.                           6,300  127,570

                                     1633

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
*   RMP Energy, Inc.                                         4,727 $ 18,064
    Rogers Sugar, Inc.                                       5,100   31,741
    RONA, Inc.                                              10,785  112,405
*   Rubicon Minerals Corp.                                   8,300   14,418
    Russel Metals, Inc.                                      4,900  132,538
*   Sabina Gold & Silver Corp.                               5,619    6,693
#*  San Gold Corp.                                          10,700    2,071
*   Sandvine Corp.                                           5,900   12,006
#*  Santonia Energy, Inc.                                    5,400    7,826
#   Savanna Energy Services Corp.                            6,382   44,660
#*  Scorpio Mining Corp.                                     6,390    2,918
    Secure Energy Services, Inc.                             3,394   43,762
#   SEMAFO, Inc.                                            18,100   34,315
    Sherritt International Corp.                            22,637  105,832
*   Shore Gold, Inc.                                        15,000    2,680
*   Sierra Wireless, Inc.                                    2,200   24,327
*   Silver Standard Resources, Inc.                          6,506   46,691
    Softchoice Corp.                                           400    7,945
*   Southern Pacific Resource Corp.                         28,100   18,409
#*  SouthGobi Resources, Ltd.                                9,305   16,902
#   Sprott Resource Corp.                                    6,554   28,039
    Sprott Resource Lending Corp.                            6,900    9,520
#   Sprott, Inc.                                             1,938    6,175
#   Spyglass Resources Corp.                                   683    1,267
*   St Andrew Goldfields, Ltd.                              13,300    4,885
    Stantec, Inc.                                            3,000  128,284
    Stella-Jones, Inc.                                         700   56,593
#   Student Transportation, Inc.                             3,797   24,573
#*  Sulliden Gold Corp., Ltd.                               10,800    9,541
*   SunOpta, Inc.                                            3,300   23,912
#   Superior Plus Corp.                                      6,400   82,585
#*  Surge Energy, Inc.                                       5,000   15,137
*   TAG Oil, Ltd.                                            4,231   23,098
*   Taseko Mines, Ltd.                                      16,000   37,640
#*  Tembec, Inc.                                             1,115    3,741
*   Teranga Gold Corp.                                       1,000      873
*   Theratechnologies, Inc.                                  1,400      396
#*  Thompson Creek Metals Co., Inc.                         14,933   44,616
#   Timminco Ltd                                             6,400        3
#*  Timmins Gold Corp.                                       6,306   14,897
#*  TORC Oil & Gas, Ltd.                                     3,031    5,115
    Toromont Industries, Ltd.                                3,709   81,731
    Torstar Corp. Class B                                    4,700   31,630
    Total Energy Services, Inc.                              1,737   24,104
    Transcontinental, Inc. Class A                           3,700   47,634
    TransForce, Inc.                                         3,151   62,179
*   TransGlobe Energy Corp.                                  6,000   47,526
#   Trican Well Service, Ltd.                                8,524  111,346
#   Trinidad Drilling, Ltd.                                 10,700   73,072
*   TVA Group, Inc. Class B                                  1,200   11,316
#   Twin Butte Energy, Ltd.                                 15,808   34,991
*   Uex Corp.                                                6,400    2,954

                                     1634

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
    Uni-Select, Inc.                                          1,100 $   22,602
    Valener, Inc.                                               700     11,221
    Vicwest, Inc.                                               400      4,371
*   Virginia Mines, Inc.                                      1,215     11,457
*   Vitran Corp., Inc.                                        1,100      5,154
#   Wajax Corp.                                                 911     31,179
    WaterFurnace Renewable Energy, Inc.                         300      4,776
*   Wesdome Gold Mines, Ltd.                                  3,085      1,654
    West Fraser Timber Co., Ltd.                              2,500    218,274
    Western Energy Services Corp.                             1,900     13,258
#*  Westport Innovations, Inc.                                2,900     90,473
#   Whitecap Resources, Inc.                                  7,919     81,277
#   Wi-Lan, Inc.                                             10,900     43,061
    Winpak, Ltd.                                              2,400     44,643
*   Xtreme Drilling and Coil Services Corp.                   1,900      4,809
#   Zargon Oil & Gas, Ltd.                                    1,612     10,465
                                                                    ----------
TOTAL CANADA                                                         8,923,199
                                                                    ----------
CHINA -- (0.0%)
*   China Public Procurement, Ltd.                           72,000      3,943
    China WindPower Group, Ltd.                             210,000      8,127
    EVA Precision Industrial Holdings, Ltd.                  36,000      6,233
*   Hanfeng Evergreen, Inc.                                   2,400      3,383
                                                                    ----------
TOTAL CHINA                                                             21,686
                                                                    ----------
COLOMBIA -- (0.0%)
*   Platino Energy Corp.                                        800      1,128
                                                                    ----------
DENMARK -- (1.1%)
    ALK-Abello A.S.                                             288     21,243
*   Alm Brand A.S.                                            7,780     28,048
    Amagerbanken A.S.                                         6,200         --
    Ambu A.S. Class B                                           212      7,502
*   Auriga Industries Class B                                   950     24,743
#*  Bang & Olufsen A.S.                                       2,970     24,796
#*  Bavarian Nordic A.S.                                      1,311     15,885
#   D/S Norden A.S.                                           1,594     49,341
#   Dfds A.S.                                                   512     31,596
#*  East Asiatic Co., Ltd. A.S.                               1,200     21,002
*   Genmab A.S.                                               2,656     69,405
    IC Companys A.S.                                            310      6,221
*   Jyske Bank A.S.                                           3,590    139,864
    NKT Holding A.S.                                          2,336     86,319
    Nordjyske Bank A.S.                                         422      6,899
    Pandora A.S.                                              3,558    108,865
*   Parken Sport & Entertainment A.S.                           400      6,031
    PER Aarsleff A.S. Class B                                   150     14,517
    Ringkjoebing Landbobank A.S.                                346     56,907
    Rockwool International A.S. Class B                         427     56,508
#   Royal UNIBREW A.S.                                          746     67,569
    Schouw & Co.                                              1,700     56,298
    SimCorp A.S.                                                268     78,340

                                     1635

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
DENMARK -- (Continued)
#   Solar A.S. Class B                                         268 $   13,459
*   Spar Nord Bank A.S.                                      4,838     31,147
*   Sydbank A.S.                                             4,178     95,321
*   TK Development A.S.                                      2,549      4,236
*   Topdanmark A.S.                                          4,310    110,640
    United International Enterprises                           127     22,102
#*  Vestas Wind Systems A.S.                                 8,138     70,801
*   Vestjysk Bank A.S.                                         725      1,058
#*  Zealand Pharma A.S.                                         93      1,278
                                                                   ----------
TOTAL DENMARK                                                       1,327,941
                                                                   ----------
FINLAND -- (2.2%)
    Ahlstrom Oyj                                             1,260     19,105
    Alma Media Oyj                                           4,469     20,244
    Amer Sports Oyj                                          9,945    169,444
    Aspo Oyj                                                 2,685     19,799
#   Cargotec Oyj                                             1,435     42,843
    Citycon Oyj                                             16,708     54,221
    Cramo Oyj                                                1,300     17,161
    Elcoteq SE                                                 500         --
    Elektrobit Corp.                                         7,600      8,396
#   Elisa Oyj                                                1,878     35,622
    F-Secure Oyj                                             5,200     10,979
    Finnair Oyj                                              6,835     22,506
*   Finnlines Oyj                                            2,099     19,206
#   Fiskars Oyj Abp                                          3,740     83,283
#   HKScan Oyj Class A                                       1,550      7,500
#   Huhtamaki Oyj                                            9,505    178,176
    Kemira Oyj                                               9,436    142,870
    Kesko Oyj Class A                                          203      6,456
#   Kesko Oyj Class B                                        3,102     93,136
    Konecranes Oyj                                           3,400    123,649
    Lassila & Tikanoja Oyj                                   2,281     40,395
    Lemminkainen Oyj                                           500      9,951
    Metsa Board Oyj                                         19,786     61,604
    Neste Oil Oyj                                            7,252    113,246
    Olvi Oyj Class A                                         1,278     37,648
    Oriola-KD Oyj Class B                                    3,288     10,134
    Orion Oyj Class A                                        3,616    103,391
#   Orion Oyj Class B                                        5,451    156,650
#*  Outokumpu Oyj                                           76,320     53,303
#   Outotec Oyj                                              6,433     94,114
    PKC Group Oyj                                            1,500     36,929
    Pohjola Bank P.L.C. Class A                              1,599     27,220
    Ponsse Oy                                                1,180      9,240
*   Poyry Oyj                                                3,314     19,429
    Raisio P.L.C. Class V                                    5,928     25,372
    Ramirent Oyj                                             4,968     49,283
    Rapala VMC Oyj                                           1,900     11,667
    Rautaruukki Oyj                                          8,019     51,876
*   Ruukki Group Oyj                                        13,258      7,128
#   Sanoma Oyj                                               5,315     43,626

                                     1636

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
FINLAND -- (Continued)
    Stockmann Oyj Abp (5462371)                               1,299 $   19,983
#   Stockmann Oyj Abp (5462393)                               2,495     36,176
    Talvivaara Mining Co. P.L.C                              19,476      4,235
    Technopolis Oyj                                           1,190      6,395
    Tieto Oyj                                                 5,481    117,554
    Tikkurila Oyj                                             1,149     24,681
    Uponor Oyj                                                4,079     60,427
    Vacon P.L.C.                                                695     47,766
    Vaisala Oyj Class A                                         700     19,057
    YIT Oyj                                                   5,529    104,671
                                                                    ----------
TOTAL FINLAND                                                        2,477,747
                                                                    ----------
FRANCE -- (3.3%)
*   Air France-KLM                                           11,593    117,428
#*  Alcatel-Lucent                                          130,061    179,127
    Ales Groupe                                                 953     15,207
    Alten SA                                                  2,004     72,313
#*  Altran Technologies SA                                   11,612     91,415
#   April                                                     1,417     22,856
    Assystem                                                    808     17,181
*   Atari SA                                                     88         --
    Axway Software SA                                           500     10,461
#*  Beneteau SA                                               3,012     31,539
    Boiron SA                                                   712     40,321
    Bonduelle S.C.A.                                          1,088     27,740
    Bongrain SA                                                 669     45,331
    Bourbon SA                                                3,536     96,555
*   Boursorama                                                  623      4,972
*   Bull                                                      4,608     14,765
*   Cegedim SA                                                   83      2,391
    Cegid Group                                                 250      5,088
    Ciments Francais SA                                         198     10,814
*   Club Mediterranee SA                                      2,223     37,782
*   Derichebourg SA                                           7,894     32,035
    Electricite de Strasbourg                                   132     16,223
    Eramet                                                       15      1,610
    Esso SA Francaise                                           197     12,346
    Etablissements Maurel et Prom                             6,624    112,892
    Euler Hermes SA                                             353     33,755
    Eurofins Scientific                                         279     60,641
    Faiveley Transport SA                                       472     28,512
    Faurecia                                                  3,612     67,323
#*  Fimalac                                                     506     27,053
*   GameLoft SE                                               4,962     33,331
    Gaumont SA                                                  129      6,294
    GFI Informatique SA                                       1,729      7,375
    GL Events                                                   619     13,033
    Groupe Crit                                                 450      8,864
#   Groupe Steria SCA                                         1,768     26,140
    Guerbet                                                     122     15,897
*   Haulotte Group SA                                         1,014      8,529
    Havas SA                                                 23,582    143,940

                                     1637

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
FRANCE -- (Continued)
#   Ingenico                                                 1,089 $ 73,158
    Ipsen SA                                                 1,261   45,127
    IPSOS                                                    2,049   68,720
    Korian                                                     150    3,274
    Laurent-Perrier                                            195   15,798
#   LISI                                                       500   56,283
    Manitou BF SA                                            1,600   22,979
    Manutan International                                      508   19,031
*   Maurel & Prom Nigeria SA                                 6,624   30,819
    Medica SA                                                3,269   60,542
    Mersen                                                   1,018   23,551
    Metropole Television SA                                  4,736   79,355
    Naturex                                                    415   32,213
#   Neopost SA                                               3,793  250,026
#   Nexans SA                                                2,122   97,506
    Nexity SA                                                1,776   63,919
    Norbert Dentressangle SA                                   170   13,201
    NRJ Group                                                2,200   16,625
*   Orco Property Group                                      4,471   13,721
    Orpea                                                    1,668   72,540
#*  PagesJaunes Groupe                                       6,991   14,765
*   Parrot SA                                                  570   14,612
    Pierre & Vacances SA                                       387    7,303
    Plastic Omnium SA                                        1,363   66,605
    Rallye SA                                                1,707   67,588
#*  Recylex SA                                               1,500    5,829
    Rubis SCA                                                2,852  183,409
    Sa des Ciments Vicat                                       894   53,017
    Saft Groupe SA                                           1,927   47,419
    Samse SA                                                   132   11,026
    Sechilienne-Sidec                                        1,311   24,185
    Societe d'Edition de Canal +                             2,031   14,226
    Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco                                                   210    9,163
#   Societe Television Francaise 1                           6,770   71,529
#*  SOITEC                                                  12,684   45,957
    Somfy SA                                                   212   46,832
    Sopra Group SA                                             500   38,484
    Stallergenes SA                                             97    6,238
*   Ste Industrielle d'Aviation Latecoere SA                   468    4,948
    Stef                                                       287   15,002
    Synergie SA                                                659    7,335
*   Technicolor SA                                           3,005   12,525
    Teleperformance                                          4,431  194,869
#*  Theolia SA                                               1,674    2,935
    Thermador Groupe                                            40    3,017
    Tonnellerie Francois Freres                                 12      721
    Total Gabon                                                 25   15,324
*   Trigano SA                                               1,363   17,243
*   UBISOFT Entertainment                                    8,018   89,583
    Viel et Co.                                              4,111   12,835
#   Vilmorin & Cie                                             378   48,351
    Virbac SA                                                  328   66,938

                                     1638

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
FRANCE -- (Continued)
    VM Materiaux SA                                            186 $    3,610
                                                                   ----------
TOTAL FRANCE                                                        3,780,890
                                                                   ----------
GERMANY -- (4.3%)
*   Aareal Bank AG                                           3,517     84,762
*   ADVA Optical Networking SE                               1,887      9,084
#   Aixtron SE NA                                            8,383    120,169
    Alba SE                                                    220     18,390
    Amadeus Fire AG                                            148      8,815
    Aurubis AG                                               3,300    208,187
    Balda AG                                                   916      5,207
#   Bauer AG                                                   422     12,109
#   BayWa AG                                                   789     39,768
    Bechtle AG                                               1,649     73,119
    Bertrandt AG                                               316     36,406
    Bijou Brigitte AG                                          274     27,415
    Biotest AG                                                 393     30,610
    Borussia Dortmund GmbH & Co. KGaA                        5,999     25,895
    CANCOM SE                                                  670     14,649
    Carl Zeiss Meditec AG                                    1,674     51,314
    Celesio AG                                               4,840     95,837
    CENTROTEC Sustainable AG                                 1,248     25,883
    Cewe Color Holding AG                                      476     20,758
    Comdirect Bank AG                                        2,500     26,508
    CompuGroup Medical AG                                    1,323     30,500
*   Constantin Medien AG                                     3,300      6,732
    CTS Eventim AG                                           1,412     54,586
#   Delticom AG                                                212     10,428
    Deutsche Wohnen AG                                       9,672    170,572
*   Deutz AG                                                 7,018     38,036
*   Dialog Semiconductor P.L.C.                              2,409     28,697
    Drillisch AG                                             3,457     69,957
    Duerr AG                                                   837     95,406
    DVB Bank SE                                              2,260     71,423
    ElringKlinger AG                                         2,610     85,356
#*  Evotec AG                                                4,738     17,017
    Freenet AG                                               6,289    156,802
*   GAGFAH SA                                                2,491     32,182
    Gerresheimer AG                                          1,899    108,505
    Gerry Weber International AG                             1,926     84,595
    Gesco AG                                                   111     11,766
    GFK SE                                                   1,560     89,011
#   Gildemeister AG                                          3,323     75,143
    Grammer AG                                                 863     27,440
    Grenkeleasing AG                                           327     26,235
    GSW Immobilien AG                                        2,273     91,269
    Hamburger Hafen und Logistik AG                            425      9,151
#*  Heidelberger Druckmaschinen AG                          13,664     30,034
    Indus Holding AG                                         1,319     43,400
#*  IVG Immobilien AG                                       10,206      8,608
    Jenoptik AG                                              3,249     37,343
*   Kloeckner & Co. SE                                       6,968     84,345

                                     1639

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (Continued)
*   Koenig & Bauer AG                                        1,126 $   27,191
    Kontron AG                                               2,224     12,077
#   Krones AG                                                1,381     96,192
    KSB AG                                                      31     19,277
#*  KUKA AG                                                  1,860     84,210
    KWS Saat AG                                                150     56,379
#   Leoni AG                                                 2,315    104,721
    LPKF Laser & Electronics AG                                984     25,957
#*  Manz AG                                                     20        684
    MLP AG                                                   3,534     25,107
*   Morphosys AG                                             1,083     49,252
    MVV Energie AG                                             485     14,343
    Nemetschek AG                                              707     42,773
#*  Nordex SE                                                3,002     22,620
    NORMA Group AG                                             950     33,556
*   Patrizia Immobilien AG                                   1,014     10,288
    Pfeiffer Vacuum Technology AG                              841    102,341
    PNE Wind AG                                              4,418     15,729
#*  Praktiker AG                                            12,366     18,058
    QSC AG                                                   3,939     12,727
    Rational AG                                                151     46,877
    Rheinmetall AG                                           3,691    175,268
    Rhoen Klinikum AG                                        8,742    186,636
*   SAF-Holland SA                                           2,320     19,335
#   Salzgitter AG                                            1,569     61,758
    Schaltbau Holding AG                                       162      7,997
*   Sedo Holding AG                                          1,032      2,854
#   SGL Carbon SE                                            2,674     91,456
#*  Singulus Technologies AG                                   831      1,383
    Sixt AG                                                  1,800     39,085
#*  Sky Deutschland AG                                      22,676    130,105
#   SMA Solar Technology AG                                    463     11,505
#   Software AG                                              2,705     94,798
#   Solarworld AG                                            3,956      3,656
    Stada Arzneimittel AG                                    5,765    233,801
    STINAG Stuttgart Invest AG                               1,000     23,028
*   Stroeer Media AG                                           602      5,800
*   Suss Microtec AG                                           651      7,468
#   TAG Immobilien AG                                        4,348     52,719
    Takkt AG                                                 1,500     25,048
*   Technotrans                                                637      6,889
*   Tipp24 SE                                                  275     15,982
#   Tom Tailor Holding AG                                      856     18,252
#*  TUI AG                                                  11,176    118,681
#   Vossloh AG                                                 727     79,509
    VTG AG                                                     287      5,374
    Wacker Neuson SE                                           819     12,041
    Wincor Nixdorf AG                                        1,480     78,063
    Wirecard AG                                              3,775    101,476
                                                                   ----------
TOTAL GERMANY                                                       4,959,750
                                                                   ----------


                                     1640

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
GREECE -- (0.6%)
*   Alpha Bank AE                                             9,330 $ 11,911
*   Anek Lines SA                                             5,508      754
*   Astir Palace Hotel SA                                     2,100   10,759
    Athens Water Supply & Sewage Co. SA (The)                 1,743   13,081
*   Bank of Cyprus P.L.C.                                    72,063       --
    Bank of Greece                                            1,143   20,287
*   Ellaktor SA                                               9,312   25,413
*   Folli Follie Group                                        1,910   40,072
*   Fourlis Holdings SA                                       2,390    6,554
*   Frigoglass SA                                               937    6,236
*   GEK Terna Holding Real Estate Construction SA             4,087   10,972
    Hellenic Exchanges SA Holding Clearing Settlement and
      Registry                                                1,918   12,866
    Hellenic Petroleum SA                                     4,433   49,039
*   Hellenic Telecommunications Organization SA              10,305   89,956
*   Iaso SA                                                   3,087    4,563
    Intralot SA-Integrated Lottery Systems & Services         5,249   14,415
*   J&P-Avax SA                                               3,100    6,459
    JUMBO SA                                                  3,686   34,818
*   Marfin Investment Group Holdings SA                      20,116    8,862
    Metka SA                                                  1,850   28,107
    Motor Oil Hellas Corinth Refineries SA                    3,829   42,445
*   Mytilineos Holdings SA                                    4,410   27,473
*   National Bank of Greece SA                               22,945   19,731
    OPAP SA                                                     287    2,829
*   Piraeus Bank SA                                          21,785    6,115
*   Public Power Corp. SA                                     4,930   47,912
    S&B Industrial Minerals SA                                1,686   12,902
*   Technical Olympic SA                                      1,375    3,326
*   Titan Cement Co. SA                                       3,511   65,447
*   TT Hellenic Postbank SA                                  10,394    2,300
*   Viohalco Hellenic Copper and Aluminum Industry SA         9,200   56,476
                                                                    --------
TOTAL GREECE                                                         682,080
                                                                    --------
HONG KONG -- (2.4%)
    Alco Holdings, Ltd.                                      68,000   14,117
    Allied Group, Ltd.                                       17,600   61,689
    Allied Properties HK, Ltd.                              219,416   34,550
*   Apac Resources, Ltd.                                    320,000    6,157
    Asia Financial Holdings, Ltd.                            54,874   24,924
    Asia Satellite Telecommunications Holdings, Ltd.         11,500   45,178
    Asia Standard International Group                        24,940    4,664
    Associated International Hotels, Ltd.                    28,000   78,057
    Bonjour Holdings, Ltd.                                   56,000    9,107
*   Brightoil Petroleum Holdings, Ltd.                      123,000   23,487
#*  Brockman Mining, Ltd.                                   256,330   15,209
    Cafe de Coral Holdings, Ltd.                             12,000   38,134
    Century City International Holdings, Ltd.                43,340    3,191
    Champion Technology Holdings, Ltd.                       87,828    1,336
    Chen Hsong Holdings                                      30,000   10,105
    Chevalier International Holdings, Ltd.                    4,000    6,470
*   China Daye Non-Ferrous Metals Mining, Ltd.              216,000    6,169
*   China Electronics Corp. Holdings Co., Ltd.               68,000    9,710

                                     1641

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
*   China Energy Development Holdings, Ltd.                   162,000 $  2,300
*   China Solar Energy Holdings, Ltd.                         330,000      767
*   China Strategic Holdings, Ltd.                            245,000    4,112
    China-Hongkong Photo Products Holdings, Ltd.               90,000    7,894
    Chong Hing Bank, Ltd.                                      11,000   29,234
    Chow Sang Sang Holdings International, Ltd.                19,000   51,532
#   CITIC Telecom International Holdings, Ltd.                 55,000   20,004
    CK Life Sciences International Holdings, Inc.             152,000   13,346
*   CP Lotus Corp.                                            290,000    8,420
    Cross-Harbour Holdings, Ltd. (The)                         30,658   25,931
    CSI Properties, Ltd.                                       89,543    4,214
*   CST Mining Group, Ltd.                                  1,088,000   14,180
*   Culture Landmark Investment, Ltd.                          16,000    1,179
    Dah Sing Banking Group, Ltd.                               16,400   24,167
    Dah Sing Financial Holdings, Ltd.                           8,650   45,482
    Dickson Concepts International, Ltd.                       14,500    7,668
    EganaGoldpfeil Holdings, Ltd                               85,130       --
    Emperor International Holdings                            100,333   28,140
    Emperor Watch & Jewellery, Ltd.                           210,000   21,434
*   EPI Holdings, Ltd.                                            713       29
#   Esprit Holdings, Ltd.                                      73,750  103,718
#   Far East Consortium International Ltd/HK                   48,560   15,563
*   Fountain SET Holdings, Ltd.                                28,000    3,470
*   G-Resources Group, Ltd.                                   915,000   43,106
    Get Nice Holdings, Ltd.                                   150,000    6,969
#   Giordano International, Ltd.                               86,000   86,426
    Glorious Sun Enterprises, Ltd.                             48,000   14,296
*   Goldin Financial Holdings, Ltd.                            60,000    9,607
*   Goldin Properties Holdings, Ltd.                           42,000   24,020
*   Grande Holdings, Ltd. (The)                                28,000    1,479
    Guotai Junan International Holdings, Ltd.                   4,000    1,689
    Haitong International Securities Group, Ltd.               12,115    5,100
    Harbour Centre Development, Ltd.                           13,500   27,536
    HKR International, Ltd.                                    37,733   18,890
    Hong Kong Aircraft Engineering Co., Ltd.                    1,200   17,318
    Hong Kong Ferry Holdings Co., Ltd.                         12,000   13,181
    Hong Kong Television Network, Ltd.                         32,239    9,709
    Hongkong & Shanghai Hotels (The)                            2,000    3,254
    Hongkong Chinese, Ltd.                                     90,000   17,624
    Hung Hing Printing Group, Ltd.                             29,815    4,917
    Hutchison Telecommunications Hong Kong Holdings, Ltd.     118,000   62,693
    IT, Ltd.                                                   54,000   19,722
    Johnson Electric Holdings, Ltd.                            25,500   17,340
    K Wah International Holdings, Ltd.                         89,078   48,827
*   King Stone Energy Group, Ltd.                              59,000    2,791
#   Kingston Financial Group, Ltd.                            148,000   11,844
    Kowloon Development Co., Ltd.                              28,000   36,933
*   Lai Sun Development                                       885,416   26,663
    Lippo China Resources, Ltd.                               586,000   15,998
    Liu Chong Hing Investment                                  18,000   26,938
    Lung Kee Bermuda Holdings                                  26,000   10,851
    Magnificent Estates                                       336,000   19,501

                                     1642

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
HONG KONG -- (Continued)
#   Man Wah Holdings, Ltd.                                   17,600 $ 17,143
    Melco International Development, Ltd.                    62,000  121,001
    Midland Holdings, Ltd.                                   60,000   27,726
    Ming Fai International Holdings, Ltd.                    44,000    4,772
*   Ming Fung Jewellery Group, Ltd.                         100,000    3,686
    Miramar Hotel & Investment                               20,000   28,059
#*  Mongolian Mining Corp.                                   68,500   20,206
*   Nan Nan Resources Enterprise, Ltd.                       32,000    2,739
*   Neo-Neon Holdings, Ltd.                                  25,000    4,715
*   New Times Energy Corp., Ltd.                             23,200    2,124
    Newocean Energy Holdings, Ltd.                           42,000   26,181
*   Next Media, Ltd.                                         38,000    4,118
*   Norstar Founders Group, Ltd.                             56,000       --
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.  115,000    5,711
    Oriental Watch Holdings                                  14,000    4,556
    Pacific Andes International Holdings, Ltd.               84,000    4,061
    Pacific Basin Shipping, Ltd.                            117,000   66,929
    Pacific Textile Holdings, Ltd.                           29,000   35,832
    Paliburg Holdings, Ltd.                                  26,000    8,833
*   Pearl Oriental Oil, Ltd.                                 57,600    2,975
    Pico Far East Holdings, Ltd.                             96,000   34,909
    Polytec Asset Holdings, Ltd.                             30,000    3,835
    Public Financial Holdings, Ltd.                          24,000   12,232
    PYI Corp., Ltd.                                         169,839    4,160
    Regal Hotels International Holdings, Ltd.                29,000   13,470
*   Rising Development Holdings, Ltd.                        30,000    1,397
    SA SA International Holdings, Ltd.                      110,000  115,259
    SEA Holdings, Ltd.                                       38,000   23,664
    Shun Tak Holdings, Ltd.                                 130,000   68,464
    Sing Tao News Corp., Ltd.                                14,000    1,970
#   Singamas Container Holdings, Ltd.                       132,000   32,426
*   Sino-Tech International Holdings, Ltd.                  100,000      374
    SmarTone Telecommunications Holdings, Ltd.               34,000   60,653
    SOCAM Development, Ltd.                                  12,127   17,507
*   Solomon Systech International, Ltd.                      58,000    1,586
    Soundwill Holdings, Ltd.                                  4,000    9,779
    Sun Hung Kai & Co., Ltd.                                 50,464   35,316
    TAI Cheung Holdings                                      25,000   19,975
    Tao Heung Holdings, Ltd.                                 17,000   10,827
    Texwinca Holdings, Ltd.                                  40,000   46,762
*   Titan Petrochemicals Group, Ltd.                        160,000       52
    Transport International Holdings, Ltd.                   15,200   34,311
#   Trinity, Ltd.                                            58,000   22,830
*   United Laboratories International Holdings, Ltd. (The)   45,000   16,897
    Upbest Group, Ltd.                                       74,000    9,540
#   Value Partners Group, Ltd.                               53,000   32,538
    Varitronix International, Ltd.                           20,009   14,155
    Victory City International Holdings, Ltd.                36,937    5,818
    Vitasoy International Holdings, Ltd.                     56,000   68,235
    VST Holdings, Ltd.                                       28,000    7,515
    Wai Kee Holdings, Ltd.                                   52,000   13,901
    Wing On Co. International, Ltd.                          18,000   56,197

                                     1643

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    Wing Tai Properties, Ltd.                                 6,000 $    4,066
    Xinyi Glass Holdings, Ltd.                              102,000     69,951
    YGM Trading, Ltd.                                         4,000     11,497
                                                                    ----------
TOTAL HONG KONG                                                      2,703,695
                                                                    ----------
IRELAND -- (0.8%)
    Aer Lingus Group P.L.C.                                  12,225     22,215
    C&C Group P.L.C.                                         18,373    114,133
    DCC P.L.C. (4189477)                                      3,465    126,746
    DCC P.L.C. (0242493)                                      3,673    134,373
    FBD Holdings P.L.C.                                       1,308     21,190
    Grafton Group P.L.C.                                      8,542     59,531
*   Independent News & Media P.L.C.                           4,506        231
    Irish Continental Group P.L.C.                              376     10,299
*   Kenmare Resources P.L.C.                                 51,008     21,187
    Kingspan Group P.L.C. (0492793)                           7,217     87,241
    Kingspan Group P.L.C. (4491235)                             841     10,152
    Paddy Power P.L.C. (0258810)                              1,777    149,373
    Paddy Power P.L.C. (4828974)                                327     27,546
    Smurfit Kappa Group P.L.C.                                5,921     88,033
                                                                    ----------
TOTAL IRELAND                                                          872,250
                                                                    ----------
ISRAEL -- (0.6%)
*   Africa Israel Investments, Ltd.                           1,723      4,181
*   Allot Communications, Ltd.                                  809      9,339
*   AudioCodes, Ltd.                                          1,200      4,767
    Cellcom Israel, Ltd.                                      2,403     23,293
*   Clal Biotechnology Industries, Ltd.                       3,640      7,834
    Clal Industries, Ltd.                                     3,834     15,236
    Clal Insurance Enterprises Holdings, Ltd.                 1,159     19,245
    Delek Automotive Systems, Ltd.                            1,389     14,911
    Elbit Systems, Ltd.                                       1,472     61,443
*   EZchip Semiconductor, Ltd.                                  844     19,131
*   First International Bank Of Israel, Ltd.                    990     14,434
    Frutarom Industries, Ltd.                                 1,750     25,867
*   Given Imaging, Ltd.                                         364      5,777
*   Hadera Paper, Ltd.                                          146      8,474
    Harel Insurance Investments & Financial Services, Ltd.    1,153     57,425
*   Israel Discount Bank, Ltd. Class A                       28,352     47,665
    Ituran Location and Control, Ltd.                           828     13,331
*   Jerusalem Oil Exploration                                   300      7,861
*   Kamada, Ltd.                                              1,265     14,470
    Matrix IT, Ltd.                                           1,899      9,627
    Melisron, Ltd.                                              358      7,422
*   Menorah Mivtachim Holdings, Ltd.                          1,117     11,913
    Migdal Insurance & Financial Holding, Ltd.               14,636     24,004
*   Nitsba Holdings 1995, Ltd.                                  536      6,223
*   Nova Measuring Instruments, Ltd.                          1,136     10,196
*   Oil Refineries, Ltd.                                     66,126     34,625
*   Ormat Industries                                          2,690     15,985
    Osem Investments, Ltd.                                    1,314     26,605
    Partner Communications Co., Ltd.                          4,170     28,866

                                     1644

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
ISRAEL -- (Continued)
*   Paz Oil Co., Ltd.                                           314 $ 48,997
    Phoenix Holdings, Ltd. (The)                              4,361   13,289
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.        415   19,182
    Shikun & Binui, Ltd.                                     16,842   35,276
    Shufersal, Ltd.                                           4,123   15,014
    Strauss Group, Ltd.                                       3,088   45,492
*   Tower Semiconductor, Ltd.                                   446    2,931
                                                                    --------
TOTAL ISRAEL                                                         730,331
                                                                    --------
ITALY -- (2.5%)
    A2A SpA                                                  48,871   38,472
    ACEA SpA                                                  3,393   23,235
*   Aedes SpA                                                 2,841      139
    Amplifon SpA                                              9,533   49,116
    Ansaldo STS SpA                                           5,509   56,932
*   Arnoldo Mondadori Editore SpA                             7,418    9,871
    Astaldi SpA                                               3,158   21,825
    Autogrill SpA                                             9,775  126,585
    Azimut Holding SpA                                        8,914  165,900
#   Banca Carige SpA                                         36,773   26,766
    Banca Generali SpA                                        2,496   51,513
    Banca Piccolo Credito Valtellinese Scarl                 16,056   20,102
    Banca Popolare dell'Emilia Romagna S.c.r.l.              22,456  190,445
*   Banca Popolare dell'Etruria e del Lazio                     594    1,355
#*  Banca Popolare di Milano Scarl                          240,454  161,022
    Banca Popolare di Sondrio SCARL                          13,877   80,546
#   Banca Profilo SpA                                        12,870    4,413
    Banco di Desio e della Brianza SpA                        5,000   13,057
*   Banco Popolare                                           49,446   71,428
    Brembo SpA                                                1,837   30,090
    Buzzi Unicem SpA                                          4,209   64,455
    Caltagirone Editore SpA                                   3,000    3,140
*   Carraro SpA                                               1,070    2,809
    Cementir Holding SpA                                      2,366    6,668
    CIR-Compagnie Industriali Riunite SpA                    26,265   30,367
    Credito Bergamasco SpA                                      555    9,330
    Credito Emiliano SpA                                      5,091   29,136
    Danieli & C Officine Meccaniche SpA                       2,142   54,664
    De'Longhi SpA                                             4,801   72,859
#   DiaSorin SpA                                              1,751   65,724
*   Ei Towers SpA                                               747   26,366
    ERG SpA                                                   3,547   34,004
    Esprinet SpA                                              1,098    5,340
    Falck Renewables SpA                                      2,864    3,152
*   Finmeccanica SpA                                         25,605  133,379
*   Gemina SpA                                               34,444   65,853
#   Geox SpA                                                  3,764   11,421
    Gruppo Editoriale L'Espresso SpA                          7,849    8,178
    Hera SpA                                                 52,046  105,999
    IMMSI SpA                                                 8,658    5,208
    Indesit Co. SpA                                           2,500   19,668
    Industria Macchine Automatiche SpA                        1,436   34,227

                                     1645

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
ITALY -- (Continued)
*   Intek Group SpA                                          17,854 $    7,394
    Interpump Group SpA                                       4,038     35,560
    Iren SpA                                                 50,122     51,194
#   Italcementi SpA                                           4,664     28,957
*   Italmobiliare SpA                                           273      5,569
*   Landi Renzo SpA                                           1,740      2,906
*   Maire Tecnimont SpA                                      16,000      7,733
#   Mariella Burani SpA                                         427         --
    MARR SpA                                                  2,329     28,092
    Mediaset SpA                                             37,118     96,111
*   Milano Assicurazioni SpA                                 20,783     13,611
    Piaggio & C SpA                                           8,902     22,878
#*  Prelios SpA                                              34,449      3,306
*   Premafin Finanziaria SpA                                 21,959      5,224
#   Recordati SpA                                             9,617     99,131
    Sabaf SpA                                                   217      2,661
#   SAES Getters SpA                                            616      6,138
*   Safilo Group SpA                                          2,996     49,102
#*  Saras SpA                                                24,093     32,080
*   Societa Cattolica di Assicurazioni S.c.r.l.               3,361     65,984
    Societa Iniziative Autostradali e Servizi SpA             5,499     49,817
#   Sogefi SpA                                                3,015      8,748
    SOL SpA                                                   2,651     17,623
*   Sorin SpA                                                28,294     79,309
*   Tiscali SpA                                             110,959      6,151
    Tod's SpA                                                   907    131,777
#   Trevi Finanziaria Industriale SpA                         2,562     19,603
#*  Unipol Gruppo Finanziario SpA                             4,461     15,270
    Vianini Lavori SpA                                        3,006     13,664
    Vittoria Assicurazioni SpA                                2,848     24,395
*   Yoox SpA                                                  2,065     38,770
    Zignago Vetro SpA                                         1,896     11,933
                                                                    ----------
TOTAL ITALY                                                          2,915,450
                                                                    ----------
JAPAN -- (20.5%)
    A.S. One Corp.                                              990     23,409
    Accordia Golf Co., Ltd.                                      70     79,528
    Achilles Corp.                                            6,000      8,622
    ADEKA Corp.                                               7,200     64,822
    Advan Co., Ltd.                                           2,000     25,355
#   Aeon Delight Co., Ltd.                                      600     12,426
    Aeon Fantasy Co., Ltd.                                    1,152     21,337
    Ahresty Corp.                                               700      4,821
    Ai Holdings Corp.                                         3,200     32,010
    Aica Kogyo Co., Ltd.                                      3,000     60,429
    Aichi Bank, Ltd. (The)                                      600     34,352
    Aichi Steel Corp.                                         7,000     28,612
    Aichi Tokei Denki Co., Ltd.                               3,000      8,190
    Aida Engineering, Ltd.                                    4,000     33,092
#   Ain Pharmaciez, Inc.                                        600     29,330
#   Aiphone Co., Ltd.                                         1,100     18,034
    Aisan Industry Co., Ltd.                                  1,570     15,080

                                     1646

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
#   Akebono Brake Industry Co., Ltd.                         6,500 $31,287
    Akita Bank, Ltd. (The)                                  15,000  41,751
    Alpen Co., Ltd.                                            800  16,701
    Alpine Electronics, Inc.                                 3,800  38,785
    Alps Electric Co., Ltd.                                 11,600  88,429
    Alps Logistics Co., Ltd.                                 1,000  10,811
    Amano Corp.                                              4,200  45,031
    AOC Holdings, Inc.                                       1,800   6,333
    AOI Electronic Co., Ltd.                                   900  15,276
    AOKI Holdings, Inc.                                      1,600  49,318
    Aomori Bank, Ltd. (The)                                 17,000  50,619
    Arakawa Chemical Industries, Ltd.                        1,800  14,666
    Arata Corp.                                              2,000   7,808
    Arcland Sakamoto Co., Ltd.                               1,500  32,079
    Arcs Co., Ltd.                                           2,200  43,648
    Ariake Japan Co., Ltd.                                     900  20,681
#*  Arisawa Manufacturing Co., Ltd.                          1,000   3,607
#   Arnest One Corp.                                         1,800  41,306
#   Asahi Diamond Industrial Co., Ltd.                       5,000  52,402
    Asahi Holdings, Inc.                                     1,100  22,269
    Asahi Kogyosha Co., Ltd.                                 3,000  10,017
    Asahi Organic Chemicals Industry Co., Ltd.               3,000   6,798
    Asatsu-DK, Inc.                                          2,100  53,794
#*  Ashimori Industry Co., Ltd.                              3,000   4,435
    ASKA Pharmaceutical Co., Ltd.                            2,000  14,854
    ASKUL Corp.                                              1,100  19,571
    Asunaro Aoki Construction Co., Ltd.                      4,000  21,828
#   Atsugi Co., Ltd.                                        15,000  18,328
#   Autobacs Seven Co., Ltd.                                 4,500  75,832
#   Avex Group Holdings, Inc.                                2,100  59,948
    Awa Bank, Ltd. (The)                                     9,000  53,216
    Bando Chemical Industries, Ltd.                          5,000  15,430
    Bank of Iwate, Ltd. (The)                                1,300  55,942
    Bank of Nagoya, Ltd. (The)                               8,000  37,960
    Bank of Okinawa, Ltd. (The)                              1,100  53,398
    Bank of Saga, Ltd. (The)                                 9,000  22,920
    Bank of the Ryukyus, Ltd.                                4,000  59,046
    Belluna Co., Ltd.                                        1,400  13,737
#*  Best Denki Co., Ltd.                                     2,500   5,490
#   Bic Camera, Inc.                                            45  19,716
    BML, Inc.                                                1,000  25,826
    Bookoff Corp.                                            1,000   7,233
    Bunka Shutter Co., Ltd.                                  2,984  17,013
    CAC Corp.                                                1,700  17,689
    Calsonic Kansei Corp.                                   16,000  76,019
    Canon Electronics, Inc.                                  1,500  30,542
    Cawachi, Ltd.                                            1,300  29,265
    Central Glass Co., Ltd.                                 17,000  60,126
*   Chiba Kogyo Bank, Ltd. (The)                             3,200  28,966
    Chiyoda Co., Ltd.                                        1,700  49,077
    Chofu Seisakusho Co., Ltd.                               1,800  41,733
    Chori Co., Ltd.                                            500   5,644

                                     1647

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Chuetsu Pulp & Paper Co., Ltd.                           8,000 $12,337
#*  Chugai Mining Co., Ltd.                                  5,000   2,148
#   Chugai Ro Co., Ltd.                                      7,000  18,560
    Chugoku Marine Paints, Ltd.                              4,000  20,193
    Chukyo Bank, Ltd. (The)                                  7,000  14,826
    Chuo Spring Co., Ltd.                                    5,000  17,323
    CKD Corp.                                                4,700  34,325
*   Clarion Co., Ltd.                                       13,000  18,452
    Cleanup Corp.                                            2,000  15,212
    CMIC Holdings Co., Ltd.                                    600  13,043
*   CMK Corp.                                                2,000   6,969
#   Coca-Cola Central Japan Co., Ltd.                        2,400  36,180
    Cocokara fine, Inc.                                        879  33,233
    Computer Engineering & Consulting, Ltd.                  1,500  10,514
    Corona Corp.                                             1,300  14,649
#   Cosel Co., Ltd.                                          1,600  18,361
    Cybozu, Inc.                                                41  10,764
    Dai Nippon Toryo Co., Ltd.                              11,000  20,216
    Dai-Dan Co., Ltd.                                        3,000  15,927
    Daido Metal Co., Ltd.                                    3,000  23,783
#*  Daiei, Inc. (The)                                       11,850  46,580
    Daifuku Co., Ltd.                                        5,000  44,249
    Daihen Corp.                                            11,000  33,506
#*  Daiichi Chuo KK                                          4,000   5,194
    Daiichi Jitsugyo Co., Ltd.                               4,000  20,184
    Daiken Corp.                                             9,000  24,607
    Daiki Aluminium Industry Co., Ltd.                       3,000   6,568
    Daikoku Denki Co., Ltd.                                    900  23,944
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  4,000  18,692
#   Daio Paper Corp.                                         6,000  36,013
    Daisan Bank, Ltd. (The)                                  8,000  14,467
#   Daiseki Co., Ltd.                                        2,130  40,807
    Daishi Bank, Ltd. (The)                                 17,000  67,247
    Daiso Co., Ltd.                                          1,000   2,938
#   Daisyo Corp.                                             1,600  20,355
    Daito Bank, Ltd. (The)                                  10,000  10,283
    Daiwa Industries, Ltd.                                   3,000  18,814
#   Daiwabo Holdings Co., Ltd.                              22,000  41,567
#   DCM Holdings Co., Ltd.                                   5,100  50,353
    Denki Kogyo Co., Ltd.                                    3,000  13,922
    Denyo Co., Ltd.                                          2,000  28,976
    Descente, Ltd.                                           5,000  32,239
#   Digital Garage, Inc.                                         5  18,406
    Doshisha Co., Ltd.                                         800  12,619
    Doutor Nichires Holdings Co., Ltd.                       2,212  31,559
#   Dr Ci:Labo Co., Ltd.                                         7  21,286
    DTS Corp.                                                1,200  20,063
    Duskin Co., Ltd.                                         2,700  54,825
    Dydo Drinco, Inc.                                          500  22,357
    Eagle Industry Co., Ltd.                                 2,000  19,604
#   EDION Corp.                                              5,000  23,417
    Ehime Bank, Ltd. (The)                                  10,000  25,793

                                     1648

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Eighteenth Bank, Ltd. (The)                             16,000 $ 41,250
    Eiken Chemical Co., Ltd.                                 2,000   33,023
    Eizo Corp.                                               1,100   19,048
#   EPS Corp.                                                   20   31,695
    ESPEC Corp.                                              2,000   16,624
    Exedy Corp.                                              2,800   70,293
    Ezaki Glico Co., Ltd.                                    3,000   33,723
    F&A Aqua Holdings, Inc.                                  1,159   23,208
    Fancl Corp.                                              2,700   29,498
#   FCC Co., Ltd.                                            2,100   53,238
    FIDEA Holdings Co., Ltd.                                 7,400   18,803
    Fields Corp.                                             1,100   22,308
    Foster Electric Co., Ltd.                                2,000   27,294
#   France Bed Holdings Co., Ltd.                            8,000   17,487
#   Fuji Co. Ltd/Ehime                                       1,500   27,508
    Fuji Corp., Ltd.                                         3,000   19,917
    Fuji Kosan Co., Ltd.                                       600    4,214
#   Fuji Kyuko Co., Ltd.                                     4,000   37,593
    Fuji Oil Co. Ltd/Osaka                                   3,500   55,512
    Fuji Seal International, Inc.                            1,200   33,842
#   Fuji Soft, Inc.                                          2,700   72,224
#   Fujibo Holdings, Inc.                                    8,000   22,468
    Fujicco Co., Ltd.                                        1,400   16,112
    Fujikura Kasei Co., Ltd.                                 2,000    8,285
    Fujikura, Ltd.                                          29,000  108,674
    Fujimi, Inc.                                             1,400   18,724
    Fujimori Kogyo Co., Ltd.                                   800   25,548
    Fujita Kanko, Inc.                                       2,000   10,667
    Fujitec Co., Ltd.                                        4,000   43,365
    Fujitsu Frontech, Ltd.                                   2,000   13,356
    Fujitsu General, Ltd.                                    6,000   58,653
    Fujiya Co., Ltd.                                         2,000    4,147
    Fukuda Corp.                                             3,000   12,050
    Fukui Bank, Ltd. (The)                                  16,000   33,536
#   Fukushima Bank, Ltd. (The)                              14,000   12,959
    Fukuyama Transporting Co., Ltd.                          7,000   39,089
#*  Funai Electric Co., Ltd.                                   600    7,427
    Furukawa Co., Ltd.                                      18,000   23,130
#   Furukawa-Sky Aluminum Corp.                              6,000   18,568
    Furusato Industries, Ltd.                                1,000   10,004
    Fuso Pharmaceutical Industries, Ltd.                     5,000   21,229
    Futaba Corp.                                             1,500   20,920
#*  Futaba Industrial Co., Ltd.                              3,500   16,297
    Future Architect, Inc.                                      26   13,108
#   Fuyo General Lease Co., Ltd.                             1,000   45,530
#   G-Tekt Corp.                                               900   28,335
    Gakken Holdings Co., Ltd.                                3,000    9,455
    Gecoss Corp.                                             3,500   27,459
    Geo Holdings Corp.                                          18   21,517
    GLOBERIDE, Inc.                                         10,000   14,779
#   GMO internet, Inc.                                       1,500   19,637
    Godo Steel, Ltd.                                         6,000    9,891

                                     1649

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Goldcrest Co., Ltd.                                      1,190 $39,145
    Goldwin, Inc.                                            2,000  11,567
#   Gulliver International Co., Ltd.                         2,200  17,680
#   Gun-Ei Chemical Industry Co., Ltd.                       7,000  16,393
    Gunze, Ltd.                                             19,000  49,578
    Gurunavi, Inc.                                             500   7,420
    Hakuto Co., Ltd.                                         1,400  14,323
    Hamakyorex Co., Ltd.                                       400  14,167
    Hanwa Co., Ltd.                                         10,000  37,704
#   Happinet Corp.                                           1,800  14,400
    Harashin Narus Holdings Co., Ltd.                        1,200  21,457
    Haruyama Trading Co., Ltd.                               1,400  10,496
*   Haseko Corp.                                            52,000  75,967
#   Hazama Ando Corp.                                        7,210  16,997
    Heiwa Real Estate Co., Ltd.                              2,600  66,246
    Heiwado Co., Ltd.                                        2,500  45,194
    HI-LEX Corp.                                             1,100  23,642
    Hibiya Engineering, Ltd.                                 3,000  29,429
    Hiday Hidaka Corp.                                         500  10,139
    Higashi Nihon House Co., Ltd.                            2,000  17,375
    Higashi-Nippon Bank, Ltd. (The)                          9,000  22,807
    Higo Bank, Ltd. (The)                                   14,000  94,937
    Hioki EE Corp.                                             300   4,810
    HIS Co., Ltd.                                              700  30,192
    Hisaka Works, Ltd.                                       2,000  18,596
#*  Hitachi Cable, Ltd.                                     10,000  17,293
    Hitachi Koki Co., Ltd.                                   4,100  35,614
    Hitachi Kokusai Electric, Inc.                           4,320  50,876
    Hitachi Medical Corp.                                    2,000  31,825
    Hitachi Zosen Corp.                                     48,000  79,813
    Hodogaya Chemical Co., Ltd.                              4,000   9,046
    Hogy Medical Co., Ltd.                                   1,100  67,706
    Hokkaido Coca-Cola Bottling Co., Ltd.                    3,000  14,831
#   Hokkaido Gas Co., Ltd.                                   4,000  10,471
    Hokkan Holdings, Ltd.                                    6,000  18,434
    Hokkoku Bank, Ltd. (The)                                14,000  59,399
    Hokuetsu Bank, Ltd. (The)                               16,000  37,649
#   Hokuetsu Kishu Paper Co., Ltd.                          11,500  51,147
    Hokuriku Electric Industry Co., Ltd.                     4,000   5,022
#   Hokuto Corp.                                             1,600  30,827
    Honeys Co., Ltd.                                           770   9,988
*   Hoosiers Holdings Co., Ltd.                                700  10,448
    Horiba, Ltd.                                             2,200  79,540
    Hosiden Corp.                                            3,100  17,750
    Hosokawa Micron Corp.                                    2,000  17,898
#   Howa Machinery, Ltd.                                     5,000   6,620
    Hyakugo Bank, Ltd. (The)                                19,000  95,118
    Hyakujushi Bank, Ltd. (The)                             15,000  59,337
    IBJ Leasing Co., Ltd.                                      900  31,640
*   Ichikoh Industries, Ltd.                                 4,000   6,014
    Icom, Inc.                                                 700  17,347
#   Idec Corp.                                               1,600  14,260

                                     1650

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Ihara Chemical Industry Co., Ltd.                        4,000 $27,345
    Iino Kaiun Kaisha, Ltd.                                  7,300  50,797
#   Imasen Electric Industrial                                 801   9,319
    Imperial Hotel, Ltd.                                       400  15,588
    Inaba Denki Sangyo Co., Ltd.                             1,400  41,340
    Inaba Seisakusho Co., Ltd.                               1,200  17,351
    Inabata & Co., Ltd.                                      4,000  31,364
    Inageya Co., Ltd.                                        2,000  20,782
    Ines Corp.                                               3,600  27,205
    Internet Initiative Japan, Inc.                          1,000  40,464
#*  Inui Steamship Co., Ltd.                                 1,500   6,607
    Iseki & Co., Ltd.                                       14,000  50,981
*   Ishihara Sangyo Kaisha, Ltd.                            24,000  21,239
    IT Holdings Corp.                                        4,800  72,056
    ITC Networks Corp.                                       1,300  11,767
    Itochu Enex Co., Ltd.                                    4,000  22,041
    Itochu-Shokuhin Co., Ltd.                                  600  22,300
    Itoham Foods, Inc.                                       8,631  39,687
    Itoki Corp.                                              3,000  18,798
#*  Iwasaki Electric Co., Ltd.                               4,000   8,413
    Iwatani Corp.                                           11,000  49,123
    Iwatsu Electric Co., Ltd.                                3,000   3,480
    Izumiya Co., Ltd.                                        7,000  35,026
    J-Oil Mills, Inc.                                        6,000  18,648
    Jamco Corp.                                              2,000  20,595
#   Japan Airport Terminal Co., Ltd.                         1,900  29,347
    Japan Aviation Electronics Industry, Ltd.                5,000  43,330
    Japan Cash Machine Co., Ltd.                             1,700  30,690
    Japan Digital Laboratory Co., Ltd.                       2,300  28,366
    Japan Medical Dynamic Marketing, Inc.                      770   2,440
    Japan Pulp & Paper Co., Ltd.                             5,000  15,286
    Japan Transcity Corp.                                    3,000  11,931
#   Japan Vilene Co., Ltd.                                   3,000  15,018
    Japan Wool Textile Co., Ltd. (The)                       6,000  51,762
    JBCC Holdings, Inc.                                      2,000  18,768
#   Jimoto Holdings, Inc.                                   10,000  24,219
#   Joshin Denki Co., Ltd.                                   2,000  17,924
    JSP Corp.                                                1,900  27,780
#*  Juki Corp.                                               7,000  11,896
    Juroku Bank, Ltd. (The)                                 15,000  63,773
#   JVC Kenwood Corp.                                       13,070  33,842
#   Kadokawa Group Holdings, Inc.                            1,600  50,216
    Kaga Electronics Co., Ltd.                                 900   7,376
    Kagoshima Bank, Ltd. (The)                              11,000  80,545
#   Kameda Seika Co., Ltd.                                   1,200  31,455
    Kamei Corp.                                              2,000  20,256
    Kanaden Corp.                                            3,000  19,343
    Kanagawa Chuo Kotsu Co., Ltd.                            4,000  26,253
    Kanamoto Co., Ltd.                                       2,000  46,174
    Kandenko Co., Ltd.                                       9,000  40,893
*   Kanematsu Corp.                                         37,025  51,349
    Kanematsu Electronics, Ltd.                                500   6,213

                                     1651

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Kansai Urban Banking Corp.                              11,000 $ 15,026
#*  Kanto Denka Kogyo Co., Ltd.                              4,000   10,240
    Kanto Natural Gas Development, Ltd.                      2,000   13,464
#*  Kappa Create Holdings Co., Ltd.                            200    3,759
    Kasumi Co., Ltd.                                         1,900   13,646
    Katakura Industries Co., Ltd.                              900   15,579
    Kato Sangyo Co., Ltd.                                    2,000   42,494
    Kato Works Co., Ltd.                                     4,000   14,705
#   KAWADA TECHNOLOGIES, Inc.                                  200    5,369
    Kawai Musical Instruments Manufacturing Co., Ltd.        5,000    9,154
#   Kawasaki Kisen Kaisha, Ltd.                             51,000  112,217
#   Keihin Corp.                                             2,900   47,422
#   Keiyo Co., Ltd.                                          2,000   10,114
    Kentucky Fried Chicken Japan, Ltd.                       1,000   21,756
    KEY Coffee, Inc.                                         1,300   20,464
    Kintetsu World Express, Inc.                             1,200   43,218
#   Kinugawa Rubber Industrial Co., Ltd.                     3,000   15,715
    Kisoji Co., Ltd.                                         1,200   23,857
    Kissei Pharmaceutical Co., Ltd.                          1,100   23,866
    Kita-Nippon Bank, Ltd. (The)                               400   10,304
    Kitagawa Iron Works Co., Ltd.                            7,000   12,151
    Kitz Corp.                                               4,000   23,117
    Kiyo Holdings, Inc.                                     48,000   83,777
#*  KNT-CT Holdings Co., Ltd.                                6,000    8,842
    Koa Corp.                                                1,500   16,160
    Koatsu Gas Kogyo Co., Ltd.                               4,000   21,863
#   Kohnan Shoji Co., Ltd.                                   2,000   24,565
    Koike Sanso Kogyo Co., Ltd.                              4,000    9,330
#   Kojima Co., Ltd.                                         2,300    7,836
    Kokuyo Co., Ltd.                                         5,900   47,599
    Komatsu Seiren Co., Ltd.                                 4,000   20,637
    Komori Corp.                                             3,200   39,671
#   Konaka Co., Ltd.                                         1,760   24,393
    Konishi Co., Ltd.                                        2,000   37,109
    Kose Corp.                                               2,000   52,240
*   Kumagai Gumi Co., Ltd.                                   8,000    9,705
#   Kumiai Chemical Industry Co., Ltd.                       2,481   16,434
#   Kura Corp.                                               1,200   21,169
    Kurabo Industries, Ltd.                                 18,000   33,832
    Kureha Corp.                                            12,000   42,426
    Kurimoto, Ltd.                                          11,000   37,550
    Kuroda Electric Co., Ltd.                                2,000   26,585
    KYB Co., Ltd.                                            8,000   43,718
    Kyoden Co., Ltd.                                         3,000    4,132
    Kyodo Printing Co., Ltd.                                 9,000   34,140
#   Kyodo Shiryo Co., Ltd.                                   5,000    6,108
    Kyoei Steel, Ltd.                                        1,200   22,969
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         2,300   24,118
#   Kyokuyo Co., Ltd.                                        3,000    7,600
#   Kyoritsu Maintenance Co., Ltd.                           1,000   30,244
    Kyosan Electric Manufacturing Co., Ltd.                  5,000   16,597
    Kyowa Exeo Corp.                                         6,200   73,203

                                     1652

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Kyudenko Corp.                                           3,000 $14,046
    Lasertec Corp.                                             400   9,763
#   Life Corp.                                               2,000  27,913
    Lintec Corp.                                             2,700  49,161
    Macnica, Inc.                                              800  16,403
#   Macromill, Inc.                                          2,200  31,488
#   Maeda Corp.                                             11,000  52,761
    Maeda Road Construction Co., Ltd.                        6,000  90,774
    Maezawa Kasei Industries Co., Ltd.                       1,200  13,241
    Maezawa Kyuso Industries Co., Ltd.                       1,200  16,533
    Makino Milling Machine Co., Ltd.                         7,000  41,626
    Mandom Corp.                                             1,100  40,280
    Mars Engineering Corp.                                     700  15,641
    Marubun Corp.                                            1,900   8,723
    Marudai Food Co., Ltd.                                   5,000  16,598
#   Maruetsu, Inc. (The)                                     5,000  17,905
    Maruha Nichiro Holdings, Inc.                           22,525  45,044
    Marukyu Co., Ltd.                                        2,000  19,403
    Marusan Securities Co., Ltd.                             6,000  50,968
    Maruwa Co. Ltd/Aichi                                       700  21,319
#   Maruyama Manufacturing Co., Inc.                         3,000   8,795
*   Maruzen CHI Holdings Co., Ltd.                             400   1,123
    Maruzen Showa Unyu Co., Ltd.                             6,000  21,568
    Matsuda Sangyo Co., Ltd.                                 1,225  17,751
    Matsumotokiyoshi Holdings Co., Ltd.                      1,700  48,663
*   Matsuya Co., Ltd.                                        1,000  19,687
    Matsuya Foods Co., Ltd.                                  1,000  16,657
    Max Co., Ltd.                                            4,000  45,640
    Maxvalu Tokai Co., Ltd.                                  1,000  13,753
    Megane TOP Co., Ltd.                                     2,250  32,425
    Megmilk Snow Brand Co., Ltd.                             3,900  59,951
    Meidensha Corp.                                         12,000  35,876
    Meitec Corp.                                             1,900  48,963
    Meito Sangyo Co., Ltd.                                   1,200  12,360
#   Meiwa Corp.                                              3,000  12,933
*   Meiwa Estate Co., Ltd.                                   1,700  10,766
#   Melco Holdings, Inc.                                     1,400  23,114
    Message Co., Ltd.                                           11  32,559
    Michinoku Bank, Ltd. (The)                               9,000  21,811
    Mie Bank, Ltd. (The)                                     5,000  12,027
    Mikuni Coca-Cola Bottling Co., Ltd.                      3,000  35,560
    Milbon Co., Ltd.                                           500  18,968
    Mimasu Semiconductor Industry Co., Ltd.                  1,219  12,339
    Minato Bank, Ltd. (The)                                 21,000  38,612
#   Minebea Co., Ltd.                                       18,000  57,528
    Ministop Co., Ltd.                                       1,500  25,864
    Mirait Holdings Corp.                                    4,400  47,519
    Misawa Homes Co., Ltd.                                   2,000  35,753
    Mitani Corp.                                             1,200  21,380
    Mito Securities Co., Ltd.                                4,000  24,569
    Mitsuba Corp.                                            4,000  47,456
    Mitsubishi Paper Mills, Ltd.                            13,000  12,844

                                     1653

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Mitsubishi Pencil Co., Ltd.                                300 $  6,353
    Mitsubishi Steel Manufacturing Co., Ltd.                14,000   30,042
    Mitsuboshi Belting Co., Ltd.                             5,000   26,850
#   Mitsui Engineering & Shipbuilding Co., Ltd.             35,000   64,760
    Mitsui High-Tec, Inc.                                    3,300   23,718
    Mitsui Matsushima Co., Ltd.                             10,000   19,378
    Mitsui Mining & Smelting Co., Ltd.                      32,000   72,124
    Mitsui Sugar Co., Ltd.                                   6,000   18,845
#*  Mitsumi Electric Co., Ltd.                               7,500   42,970
    Mitsuuroko Holdings Co., Ltd.                            3,000   15,475
    Miura Co., Ltd.                                          2,000   47,083
    Miyazaki Bank, Ltd. (The)                               11,000   32,540
    Mizuno Corp.                                             9,000   38,435
#   Mori Seiki Co., Ltd.                                     9,600  120,642
    Morinaga & Co., Ltd.                                    16,000   34,318
    Morinaga Milk Industry Co., Ltd.                        14,000   41,245
    Morita Holdings Corp.                                    4,000   33,870
    MOS Food Services, Inc.                                  2,000   39,904
    Moshi Moshi Hotline, Inc.                                3,700   54,799
#   Musashi Seimitsu Industry Co., Ltd.                      1,200   28,990
#   Nachi-Fujikoshi Corp.                                   13,000   58,102
    Nafco Co., Ltd.                                            400    8,485
    Nagaileben Co., Ltd.                                       800   13,691
    Nagano Bank, Ltd. (The)                                  6,000   11,340
    Nagatanien Co., Ltd.                                     2,000   18,008
    Nakamuraya Co., Ltd.                                     3,000   13,083
*   Nakayama Steel Works, Ltd.                               5,000    3,650
    Namura Shipbuilding Co., Ltd.                            3,200   17,258
    Nanto Bank, Ltd. (The)                                  14,000   61,777
    NDS Co., Ltd.                                            5,000   15,544
    NEC Fielding, Ltd.                                       1,200   15,880
#   NEC Mobiling, Ltd.                                       1,100   62,606
    NEC Networks & System Integration Corp.                  1,700   37,275
    NET One Systems Co., Ltd.                                6,200   54,385
    Neturen Co., Ltd.                                        2,600   20,772
    Nichia Steel Works, Ltd.                                 4,000   13,525
#   Nichias Corp.                                            6,000   36,667
    Nichicon Corp.                                           2,700   28,457
    Nichiha Corp.                                            1,500   24,043
#   Nichii Gakkan Co.                                        2,900   29,523
    Nichireki Co., Ltd.                                      2,000   14,610
#   Nidec Copal Corp.                                        1,800   14,842
    Nidec-Tosok Corp.                                        3,200   26,858
    Nifco, Inc.                                              2,800   63,930
    Nihon Dempa Kogyo Co., Ltd.                                600    5,979
    Nihon Eslead Corp.                                       1,000   13,237
#   Nihon M&A Center, Inc.                                     400   21,100
#   Nihon Nohyaku Co., Ltd.                                  5,000   47,562
    Nihon Parkerizing Co., Ltd.                              2,000   40,738
    Nihon Yamamura Glass Co., Ltd.                           8,000   15,858
    Nikkiso Co., Ltd.                                        4,000   56,685
    Nippon Beet Sugar Manufacturing Co., Ltd.                5,000    9,403

                                     1654

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
#   Nippon Carbon Co., Ltd.                                  5,000 $11,711
#   Nippon Ceramic Co., Ltd.                                 1,000  17,381
*   Nippon Chemi-Con Corp.                                  10,000  34,091
*   Nippon Chemical Industrial Co., Ltd.                     2,000   2,503
    Nippon Chemiphar Co., Ltd.                               3,000  19,410
    Nippon Coke & Engineering Co., Ltd.                     12,500  16,213
#*  Nippon Columbia Co., Ltd.                                3,000   1,445
    Nippon Concrete Industries Co., Ltd.                     3,000   9,889
    Nippon Denko Co., Ltd.                                   6,000  21,005
    Nippon Densetsu Kogyo Co., Ltd.                          4,000  44,873
    Nippon Filcon Co., Ltd.                                  2,000   8,754
    Nippon Flour Mills Co., Ltd.                            12,000  55,793
    Nippon Gas Co., Ltd.                                     2,000  24,895
    Nippon Kasei Chemical Co., Ltd.                          5,000   7,753
*   Nippon Kinzoku Co., Ltd.                                 3,000   3,793
    Nippon Koei Co., Ltd.                                    5,000  19,656
    Nippon Konpo Unyu Soko Co., Ltd.                         4,000  61,762
#*  Nippon Koshuha Steel Co., Ltd.                          10,000   9,758
    Nippon Light Metal Holdings Co., Ltd.                   31,000  36,513
#*  Nippon Paper Industries Co., Ltd.                        5,200  77,889
    Nippon Pillar Packing Co., Ltd.                          2,000  16,373
#   Nippon Piston Ring Co., Ltd.                             7,000  13,536
    Nippon Road Co., Ltd. (The)                              8,000  47,847
    Nippon Seiki Co., Ltd.                                   2,000  26,399
#   Nippon Sharyo, Ltd.                                      4,000  20,714
*   Nippon Sheet Glass Co., Ltd.                            79,000  91,067
    Nippon Shinyaku Co., Ltd.                                3,000  46,601
    Nippon Signal Co., Ltd.                                  4,500  36,229
    Nippon Soda Co., Ltd.                                   13,000  60,551
#   Nippon Suisan Kaisha, Ltd.                              11,500  22,317
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       3,000  28,734
    Nippon Thompson Co., Ltd.                                3,000  14,978
    Nippon Valqua Industries, Ltd.                           6,000  15,486
*   Nippon Yakin Kogyo Co., Ltd.                             4,000   5,474
#   Nipro Corp.                                              9,000  89,840
    Nishimatsu Construction Co., Ltd.                       25,000  47,918
#   Nishimatsuya Chain Co., Ltd.                             3,000  29,740
    Nishio Rent All Co., Ltd.                                1,500  32,580
    Nissei Corp.                                               400   3,577
    Nissen Holdings Co., Ltd.                                1,600   5,917
*   Nissha Printing Co., Ltd.                                1,700  27,470
    Nisshin Fudosan Co.                                      1,400  13,091
    Nisshin Oillio Group, Ltd. (The)                        10,000  35,238
    Nisshin Steel Holdings Co., Ltd.                         3,548  29,859
    Nisshinbo Holdings, Inc.                                 8,000  58,117
    Nissin Corp.                                             5,000  14,686
#   Nissin Electric Co., Ltd.                                2,000   9,952
    Nissin Kogyo Co., Ltd.                                   2,100  46,439
    Nitta Corp.                                              1,300  29,130
    Nittan Valve Co., Ltd.                                   2,000   7,498
    Nittetsu Mining Co., Ltd.                                3,000  14,530
*   Nitto Boseki Co., Ltd.                                   4,000  14,109

                                     1655

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Nitto Kogyo Corp.                                        3,000 $44,699
    Nitto Kohki Co., Ltd.                                      100   1,907
    Nitto Seiko Co., Ltd.                                    3,000  11,468
    Noevir Holdings Co., Ltd.                                1,100  18,246
    NOF Corp.                                               12,000  64,644
    Nomura Co., Ltd.                                         4,000  28,896
    Noritake Co. Ltd/Nagoya Japan                            8,000  21,603
    Noritsu Koki Co., Ltd.                                   1,200   8,580
    Noritz Corp.                                             2,000  42,437
    North Pacific Bank, Ltd.                                11,900  40,973
    NS Solutions Corp.                                       1,400  28,520
    NSD Co., Ltd.                                            2,400  27,348
#   Nuflare Technology, Inc.                                     3  23,355
    Obara Group, Inc.                                          600  14,510
    OBIC Business Consultants, Ltd.                            100   5,695
    Oenon Holdings, Inc.                                     5,000  14,106
    Ogaki Kyoritsu Bank, Ltd. (The)                         22,000  81,812
    Ohsho Food Service Corp.                                 1,100  32,099
    Oiles Corp.                                              1,728  34,778
    Oita Bank, Ltd. (The)                                   13,000  50,739
    Okabe Co., Ltd.                                          4,000  41,461
    Okamoto Industries, Inc.                                 6,000  19,720
    Okamura Corp.                                            3,000  22,745
    Okinawa Electric Power Co., Inc. (The)                   1,077  39,767
#   OKK Corp.                                                5,000   9,919
    OKUMA Corp.                                             11,000  86,101
    Okumura Corp.                                           12,000  48,622
    Okura Industrial Co., Ltd.                               4,000  17,665
    Okuwa Co., Ltd.                                          2,000  21,788
    Olympic Corp.                                            1,800  13,051
    ONO Sokki Co., Ltd.                                      3,000  15,448
    Onoken Co., Ltd.                                         2,000  20,551
    Onward Holdings Co., Ltd.                                9,000  84,103
    Organo Corp.                                             4,000  22,733
#   Origin Electric Co., Ltd.                                3,000  11,695
    Osaka Steel Co., Ltd.                                      900  16,487
#   OSAKA Titanium Technologies Co.                          1,600  31,844
    Osaki Electric Co., Ltd.                                 3,000  15,868
    OSG Corp.                                                5,300  80,639
    Oyo Corp.                                                  900  14,751
    Pacific Industrial Co., Ltd.                             4,000  24,356
    Pacific Metals Co., Ltd.                                 8,000  40,276
    Pack Corp. (The)                                           700  14,103
    Pal Co., Ltd.                                              900  29,930
    Paltac Corp.                                             2,500  32,498
    PanaHome Corp.                                           4,000  31,486
    Panasonic Industrial Devices SUNX Co., Ltd.              2,700  12,742
    Panasonic Information Systems                              400   9,429
    Parco Co., Ltd.                                            400   5,244
    Paris Miki Holdings, Inc.                                1,000   5,392
*   Pasco Corp.                                              1,000   4,374
#   Penta-Ocean Construction Co., Ltd.                      18,000  46,287

                                     1656

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Pigeon Corp.                                             1,300 $111,838
    Pilot Corp.                                                 15   61,103
    Piolax, Inc.                                             1,000   28,189
#*  Pioneer Corp.                                           21,000   43,164
    Plenus Co., Ltd.                                         1,900   34,437
    Point, Inc.                                              1,020   49,551
    Press Kogyo Co., Ltd.                                    9,000   46,040
#   Prima Meat Packers, Ltd.                                15,000   41,667
    Raito Kogyo Co., Ltd.                                    2,400   13,470
#*  Rasa Industries, Ltd.                                    3,000    4,158
    Relo Holdings, Inc.                                        600   33,734
    Rengo Co., Ltd.                                         17,000   82,304
#*  Renown, Inc.                                             3,000    4,712
    Resort Solution Co., Ltd.                                4,000    9,701
    Rheon Automatic Machinery Co., Ltd.                      2,000    4,642
#   Rhythm Watch Co., Ltd.                                  10,000   17,363
    Ricoh Leasing Co., Ltd.                                  1,000   30,764
    Right On Co., Ltd.                                       1,125   11,171
    Riken Corp.                                              7,000   28,246
    Riken Technos Corp.                                      5,000   14,179
    Riken Vitamin Co., Ltd.                                  2,000   48,196
#   Ringer Hut Co., Ltd.                                     1,800   25,489
    Riso Kagaku Corp.                                        1,400   26,769
#   Rock Field Co., Ltd.                                       300    5,943
    Roland Corp.                                             2,000   19,314
    Roland DG Corp.                                            900   13,257
    Round One Corp.                                          5,300   44,424
    Royal Holdings Co., Ltd.                                 2,000   32,669
#   Ryobi, Ltd.                                             11,000   25,808
    Ryoden Trading Co., Ltd.                                 3,000   19,371
    Ryosan Co., Ltd.                                         2,800   50,772
    Ryoyo Electro Corp.                                      2,000   18,061
    S Foods, Inc.                                            2,000   20,141
*   Sagami Chain Co., Ltd.                                   2,000   16,329
    Saibu Gas Co., Ltd.                                     24,000   58,509
#   Saizeriya Co., Ltd.                                      2,400   33,986
    Sakai Chemical Industry Co., Ltd.                        7,000   22,001
    Sakata INX Corp.                                         3,000   21,201
    Sakata Seed Corp.                                        2,000   27,378
    Sala Corp.                                               4,000   21,479
    San-A Co., Ltd.                                            500   24,409
    San-Ai Oil Co., Ltd.                                     4,000   18,366
    San-In Godo Bank, Ltd. (The)                            14,000  119,402
    Sangetsu Co., Ltd.                                       2,100   60,215
#   Sanken Electric Co., Ltd.                               10,000   46,823
    Sanki Engineering Co., Ltd.                              5,000   28,447
    Sankyo Seiko Co., Ltd.                                   4,000   15,314
*   Sankyo Tateyama, Inc.                                    1,600   44,159
    Sankyu, Inc.                                            19,000   84,922
    Sanoh Industrial Co., Ltd.                               3,000   21,548
    Sanshin Electronics Co., Ltd.                            2,000   12,611
    Sanwa Holdings Corp.                                     9,000   54,617

                                     1657

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Sanyo Chemical Industries, Ltd.                          7,000 $41,329
#   Sanyo Denki Co., Ltd.                                    4,000  30,446
    Sanyo Electric Railway Co., Ltd.                         2,000   7,507
    Sanyo Shokai, Ltd.                                      11,000  33,404
#   Sanyo Special Steel Co., Ltd.                            6,000  24,356
*   Sasebo Heavy Industries Co., Ltd.                        7,000   9,062
#   Sato Holdings Corp.                                        300   6,290
    Sato Shoji Corp.                                         2,000  12,076
    Satori Electric Co., Ltd.                                1,000   5,404
    Sawada Holdings Co., Ltd.                                  500   6,045
    Saxa Holdings, Inc.                                      4,000   7,692
    Secom Joshinetsu Co., Ltd.                                 900  21,948
    Seika Corp.                                              8,000  20,393
    Seikagaku Corp.                                          1,700  23,203
#   Seiko Epson Corp.                                        6,500  74,518
    Seiren Co., Ltd.                                         5,300  35,352
    Sekisui Jushi Corp.                                      2,000  27,780
    Sekisui Plastics Co., Ltd.                               7,000  18,463
#   Senko Co., Ltd.                                          6,000  32,531
    Senshu Electric Co., Ltd.                                1,000  14,272
    Senshu Ikeda Holdings, Inc.                              5,500  29,100
#   Senshukai Co., Ltd.                                      3,000  27,540
#   Seria Co., Ltd.                                            600  14,650
*   Shibaura Mechatronics Corp.                              4,000  10,059
#   Shibusawa Warehouse Co., Ltd. (The)                      6,000  36,412
    Shibuya Kogyo Co., Ltd.                                  2,100  19,126
#   Shikibo, Ltd.                                            9,000  13,113
    Shikoku Bank, Ltd. (The)                                12,000  36,654
    Shikoku Chemicals Corp.                                  3,000  22,098
    Shima Seiki Manufacturing, Ltd.                          2,100  45,465
    Shimachu Co., Ltd.                                       3,300  87,192
    Shimizu Bank, Ltd. (The)                                   400  11,859
    Shin-Etsu Polymer Co., Ltd.                              5,000  18,524
    Shinagawa Refractories Co., Ltd.                         5,000  11,038
    Shindengen Electric Manufacturing Co., Ltd.              3,000  12,319
    Shinkawa, Ltd.                                           1,000   6,779
    Shinko Electric Industries Co., Ltd.                     6,300  64,241
    Shinko Plantech Co., Ltd.                                3,000  22,671
    Shinko Shoji Co., Ltd.                                   2,000  19,445
    Shinmaywa Industries, Ltd.                               8,000  65,141
    Shinnihon Corp.                                          4,000  14,098
    Ship Healthcare Holdings, Inc.                           1,800  69,284
    Shiroki Corp.                                            7,000  15,706
    Shizuoka Gas Co., Ltd.                                   5,000  39,642
    SHO-BOND Holdings Co., Ltd.                              1,300  54,868
    Shobunsha Publications, Inc.                             1,300   8,074
    Shochiku Co., Ltd.                                       4,000  40,278
    Showa Corp.                                              2,400  34,842
    Showa Sangyo Co., Ltd.                                  10,000  33,152
    Siix Corp.                                               2,400  36,217
#   Simplex Holdings, Inc.                                       3   1,171
    Sinanen Co., Ltd.                                        3,000  12,277

                                     1658

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
#   Sinfonia Technology Co., Ltd.                            6,000 $10,231
    Sintokogio, Ltd.                                         3,938  35,663
    SMK Corp.                                                5,000  14,678
    Sodick Co., Ltd.                                         4,100  24,706
    Sohgo Security Services Co., Ltd.                        4,500  71,966
#   Square Enix Holdings Co., Ltd.                           4,800  58,991
    SRA Holdings                                             1,000  11,423
    St Marc Holdings Co., Ltd.                                 500  24,531
    Star Micronics Co., Ltd.                                 3,100  36,030
#   Start Today Co., Ltd.                                    1,900  28,767
    Starzen Co., Ltd.                                        4,000  10,975
#   Stella Chemifa Corp.                                       900  17,845
#   Sumida Corp.                                             1,100   5,623
    Sumikin Bussan Corp.                                     6,000  19,605
    Suminoe Textile Co., Ltd.                                5,000  15,242
    Sumitomo Bakelite Co., Ltd.                             18,000  73,045
    Sumitomo Densetsu Co., Ltd.                              1,100  16,884
    Sumitomo Light Metal Industries, Ltd.                   29,000  30,115
#*  Sumitomo Mitsui Construction Co., Ltd.                   9,660   9,834
    Sumitomo Osaka Cement Co., Ltd.                         30,000  89,930
#   Sumitomo Pipe & Tube Co., Ltd.                           3,000  29,399
    Sumitomo Precision Products Co., Ltd.                    2,000   8,650
    Sumitomo Real Estate Sales Co., Ltd.                       300  20,876
    Sumitomo Seika Chemicals Co., Ltd.                       4,000  15,240
    Sumitomo Warehouse Co., Ltd. (The)                      11,000  78,811
*   SWCC Showa Holdings Co., Ltd.                           12,000  12,463
*   SxL Corp.                                                3,000   5,363
    Systena Corp.                                            1,300  11,372
    T Hasegawa Co., Ltd.                                     1,600  23,596
    T RAD Co., Ltd.                                          5,000  14,312
    T&K Toka Co., Ltd.                                         500  12,201
    Tachi-S Co., Ltd.                                        2,100  38,779
    Tadano, Ltd.                                             6,000  75,106
    Taihei Dengyo Kaisha, Ltd.                               3,000  18,282
    Taiho Kogyo Co., Ltd.                                    1,900  24,440
    Taikisha, Ltd.                                           2,000  45,324
    Taiko Bank, Ltd. (The)                                   4,000  10,810
    Taiyo Holdings Co., Ltd.                                   400  12,643
    Takamatsu Construction Group Co., Ltd.                   1,600  24,362
    Takaoka Toko Holdings Co., Ltd.                            400   5,448
    Takara Leben Co., Ltd.                                   2,200  45,289
    Takara Standard Co., Ltd.                                5,000  39,234
    Takasago International Corp.                             7,000  37,363
    Takasago Thermal Engineering Co., Ltd.                   6,000  47,339
    Takeuchi Manufacturing Co., Ltd.                           500  11,573
    Takiron Co., Ltd.                                        3,000  10,826
    Takuma Co., Ltd.                                         6,000  36,406
#   Tamron Co., Ltd.                                         1,500  32,901
    Tamura Corp.                                             4,000   8,296
#   Tatsuta Electric Wire and Cable Co., Ltd.                2,000  14,302
#*  Teac Corp.                                               5,000   3,856
    TECHNO ASSOCIE Co., Ltd.                                 1,800  16,624

                                     1659

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Tecmo Koei Holdings Co., Ltd.                            3,000 $ 27,139
    Teikoku Tsushin Kogyo Co., Ltd.                          4,000    8,391
#*  Tekken Corp.                                            11,000   15,273
    Temp Holdings Co., Ltd.                                  1,700   36,922
    Tenma Corp.                                              2,000   25,998
    TKC Corp.                                                1,600   28,305
*   Toa Corp.                                               12,000   18,482
#   TOA ROAD Corp.                                           3,000   16,418
    Toagosei Co., Ltd.                                      25,000  107,766
#*  Tobishima Corp.                                          2,400    3,152
    TOC Co., Ltd.                                            5,000   39,460
    Tocalo Co., Ltd.                                         1,000   14,644
    Tochigi Bank, Ltd. (The)                                10,000   40,542
    Toda Corp.                                              17,000   50,125
    Toei Co., Ltd.                                           5,000   37,118
    Toenec Corp.                                             3,000   13,589
    Toho Bank, Ltd. (The)                                   21,000   65,829
    Toho Zinc Co., Ltd.                                      6,000   22,447
    Tohoku Bank, Ltd. (The)                                  8,000   13,545
    Tokai Carbon Co., Ltd.                                  13,000   43,912
#   Tokai Corp/Gifu                                            200    6,114
    TOKAI Holdings Corp.                                     5,000   16,291
#   Tokai Rubber Industries, Ltd.                            2,700   30,317
    Tokai Tokyo Financial Holdings, Inc.                    19,000  172,787
    Token Corp.                                                480   30,943
    Tokushu Tokai Paper Co., Ltd.                            5,189   11,371
    Tokuyama Corp.                                          20,000   53,818
    Tokyo Dome Corp.                                        16,000  123,620
    Tokyo Energy & Systems, Inc.                             2,000    9,803
#*  Tokyo Kikai Seisakusho, Ltd.                             6,000   13,473
    Tokyo Ohka Kogyo Co., Ltd.                               2,700   58,527
    Tokyo Rakutenchi Co., Ltd.                               5,000   26,128
#*  Tokyo Rope Manufacturing Co., Ltd.                       4,000    5,428
    Tokyo Seimitsu Co., Ltd.                                 2,300   50,622
    Tokyo Steel Manufacturing Co., Ltd.                      9,000   36,735
    Tokyo Tekko Co., Ltd.                                    3,000   11,839
#   Tokyo Theatres Co., Inc.                                 6,000   12,317
    Tokyo Tomin Bank, Ltd. (The)                             1,300   18,137
    Tokyu Community Corp.                                    1,000   51,914
*   Tokyu Construction Co., Ltd.                             5,880   14,188
    Tokyu Livable, Inc.                                      1,800   44,133
    Tokyu Recreation Co., Ltd.                               3,000   17,181
    Toli Corp.                                               6,000   13,508
    Tomato Bank, Ltd.                                        9,000   17,481
    Tomen Electronics Corp.                                    800   10,388
    TOMONY Holdings, Inc.                                   10,000   41,129
#   Tomy Co., Ltd.                                           5,617   28,026
    Tonami Holdings Co., Ltd.                                3,000    6,868
    Toppan Forms Co., Ltd.                                   2,300   21,591
    Topre Corp.                                              2,100   19,587
    Topy Industries, Ltd.                                   16,000   37,337
#   Toridoll.corp                                            1,200   16,169

                                     1660

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Torishima Pump Manufacturing Co., Ltd.                   2,000 $16,273
    Toshiba Machine Co., Ltd.                               10,000  61,150
    Toshiba Plant Systems & Services Corp.                   4,000  54,161
#   Tosho Printing Co., Ltd.                                 5,000  15,736
    Totetsu Kogyo Co., Ltd.                                  3,000  50,161
    Tottori Bank, Ltd. (The)                                 6,000  13,199
    Touei Housing Corp.                                        900  19,053
    Towa Bank, Ltd. (The)                                   10,000  11,593
    Towa Pharmaceutical Co., Ltd.                              900  44,649
#   Toyo Construction Co., Ltd.                              3,200   9,687
    Toyo Corp.                                               3,000  43,155
#   Toyo Denki Seizo-Toyo Electric Manufacturing Co., Ltd.   5,000  17,117
    Toyo Ink SC Holdings Co., Ltd.                          15,000  69,983
#   Toyo Kanetsu KK                                         12,000  41,040
    Toyo Kohan Co., Ltd.                                     3,000   9,912
#   Toyo Securities Co., Ltd.                                5,000  20,620
#   Toyo Tanso Co., Ltd.                                       300   6,561
    Toyo Tire & Rubber Co., Ltd.                            11,205  60,297
#   TPR Co., Ltd.                                            2,100  37,624
    Transcosmos, Inc.                                        1,900  26,539
    Trusco Nakayama Corp.                                    1,400  28,934
    TSI Holdings Co., Ltd.                                   6,525  48,156
    Tsubakimoto Chain Co.                                    9,000  48,227
#   Tsugami Corp.                                            5,000  25,712
    Tsukishima Kikai Co., Ltd.                               3,000  28,247
    Tsukuba Bank, Ltd. (The)                                 5,500  27,196
#   Tsukui Corp.                                               600   8,929
    Tsurumi Manufacturing Co., Ltd.                          2,000  17,449
    Tsutsumi Jewelry Co., Ltd.                                 800  24,981
    U-Shin, Ltd.                                             2,000  14,668
    Ube Material Industries, Ltd.                            6,000  14,429
    Uchida Yoko Co., Ltd.                                    4,000  12,537
    UKC Holdings Corp.                                         300   7,020
*   Ulvac, Inc.                                              4,900  38,328
#*  Uniden Corp.                                             2,000   4,780
    Union Tool Co.                                             400   8,853
    Unipres Corp.                                            2,300  51,191
    United Arrows, Ltd.                                      1,200  46,526
*   Unitika, Ltd.                                           33,000  21,654
    Universal Entertainment Corp.                              400  10,037
*   Usen Corp.                                               4,870   7,852
    Ushio, Inc.                                              2,400  24,454
    Valor Co., Ltd.                                          2,000  37,846
    Vital KSK Holdings, Inc.                                 2,800  25,328
    VT Holdings Co., Ltd.                                    2,300  28,350
    Wacoal Holdings Corp.                                    4,000  44,169
    Wacom Co., Ltd.                                             13  59,584
    Wakita & Co., Ltd.                                       2,000  25,014
    Warabeya Nichiyo Co., Ltd.                               1,200  20,397
    WATAMI Co., Ltd.                                         1,400  25,541
    Welcia Holdings Co., Ltd.                                  400  21,030
    Wood One Co., Ltd.                                       3,000   9,892

                                     1661

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    Xebio Co., Ltd.                                          1,500 $    35,360
    Yachiyo Bank, Ltd. (The)                                   600      22,386
    YAMABIKO Corp.                                             615      17,570
    Yamagata Bank, Ltd. (The)                               11,000      54,562
*   Yamaichi Electronics Co., Ltd.                           1,600       2,760
    Yamanashi Chuo Bank, Ltd. (The)                         14,000      64,966
    Yamazen Corp.                                            3,000      19,105
    Yaoko Co., Ltd.                                            500      21,765
    Yasuda Warehouse Co., Ltd. (The)                         2,000      23,792
    Yellow Hat, Ltd.                                         1,800      36,067
    Yodogawa Steel Works, Ltd.                               9,000      34,027
    Yokogawa Bridge Holdings Corp.                           2,000      21,040
    Yokohama Reito Co., Ltd.                                 3,000      27,034
    Yokowo Co., Ltd.                                         1,700       9,942
    Yomeishu Seizo Co., Ltd.                                 2,000      17,738
    Yondenko Corp.                                           2,100       7,050
    Yorozu Corp.                                             1,900      31,756
    Yuasa Trading Co., Ltd.                                 18,000      38,087
    Yurtec Corp.                                             4,000      12,540
    Yusen Logistics Co., Ltd.                                  600       6,318
    Yushiro Chemical Industry Co., Ltd.                      1,000       9,649
    Zenrin Co., Ltd.                                         1,800      23,265
    ZERIA Pharmaceutical Co., Ltd.                           2,000      30,741
    Zuken, Inc.                                              2,000      14,275
                                                                   -----------
TOTAL JAPAN                                                         23,502,517
                                                                   -----------
NETHERLANDS -- (1.8%)
    Aalberts Industries NV                                   5,881     131,987
    Accell Group                                             1,850      33,763
*   AFC Ajax NV                                                864       8,283
#*  AMG Advanced Metallurgical Group NV                      1,768      16,312
    Amsterdam Commodities NV                                   600      13,319
#   APERAM                                                   3,991      49,272
    Arcadis NV                                               3,526      97,483
    ASM International NV                                     5,088     169,958
    BE Semiconductor Industries NV                           1,755      16,406
    Beter Bed Holding NV                                     1,357      25,451
    BinckBank NV                                             4,652      35,650
    Brunel International NV                                  1,355      57,454
    CSM                                                      4,554     101,939
    Delta Lloyd NV                                           6,786     130,483
    Exact Holding NV                                           619      13,162
*   Grontmij                                                 2,730      13,206
#   Heijmans NV                                                418       3,846
    Hunter Douglas NV                                          130       5,340
    KAS Bank NV                                                488       5,454
    Kendrion NV                                                133       3,270
    Koninklijke BAM Groep NV                                16,807      74,496
    Koninklijke Ten Cate NV                                  1,992      48,382
    Koninklijke Wessanen NV                                  2,173       7,660
    Macintosh Retail Group NV                                  944      10,883
    Nutreco NV                                               4,330     411,724

                                     1662

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
NETHERLANDS -- (Continued)
*   Ordina NV                                                2,349 $    3,867
*   PostNL NV                                               30,622     69,844
#*  Royal Imtech NV                                          8,616     96,059
*   SBM Offshore NV                                          8,863    142,220
    Sligro Food Group NV                                     1,176     38,769
#   SNS REAAL Groep NV                                      15,156         --
    Telegraaf Media Groep NV                                 1,964     23,234
    TKH Group NV                                             2,994     81,375
#*  TomTom NV                                                8,009     36,168
    Unit4 NV                                                 1,693     57,700
    USG People NV                                            4,526     35,403
                                                                   ----------
TOTAL NETHERLANDS                                                   2,069,822
                                                                   ----------
NEW ZEALAND -- (0.9%)
    Air New Zealand, Ltd.                                   25,682     33,034
    Briscoe Group, Ltd.                                     15,371     32,955
*   Cavalier Corp., Ltd.                                     8,600     13,498
#   Chorus, Ltd.                                             8,097     19,098
    Ebos Group, Ltd.                                         1,955     16,255
    Fisher & Paykel Healthcare Corp., Ltd.                  31,547     71,727
    Freightways, Ltd.                                        8,779     33,879
    Hallenstein Glasson Holdings, Ltd.                       5,327     25,764
    Heartland New Zealand, Ltd.                              5,841      3,905
    Infratil, Ltd.                                          38,003     75,101
#   Mainfreight, Ltd.                                        4,692     42,400
#   New Zealand Refining Co., Ltd. (The)                    13,533     28,079
#   Nuplex Industries, Ltd.                                 14,414     41,184
    NZX, Ltd.                                                4,430      5,049
    PGG Wrightson, Ltd.                                     10,577      3,452
#   Port of Tauranga, Ltd.                                   7,100     94,361
*   Pumpkin Patch, Ltd.                                      7,400      7,362
    Restaurant Brands New Zealand, Ltd.                      9,560     24,266
    Ryman Healthcare, Ltd.                                  20,343    106,432
    Sanford Ltd/NZ                                           6,562     25,868
    Sky Network Television, Ltd.                            13,395     65,722
#   SKYCITY Entertainment Group, Ltd.                       36,975    141,435
#   Steel & Tube Holdings, Ltd.                              5,579     12,453
    Tower, Ltd.                                              8,527     12,579
#   TrustPower, Ltd.                                         4,827     30,181
    Vector, Ltd.                                             2,075      4,948
    Warehouse Group, Ltd. (The)                              5,475     18,546
*   Xero, Ltd.                                                 747      9,538
                                                                   ----------
TOTAL NEW ZEALAND                                                     999,071
                                                                   ----------
NORWAY -- (0.9%)
    ABG Sundal Collier Holding ASA                           8,171      5,985
*   Algeta ASA                                               1,657     56,309
#*  Archer, Ltd.                                             6,888      4,535
#   Atea ASA                                                 5,000     54,046
    Austevoll Seafood ASA                                    5,800     38,401
    Bonheur ASA                                                 83      1,855
    BW Offshore, Ltd.                                       18,600     17,655

                                     1663

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
NORWAY -- (Continued)
*   BWG Homes ASA                                             7,338 $   16,935
#   Cermaq ASA                                                3,800     56,754
    Copeinca ASA                                                970     10,187
*   DNO International ASA                                    14,146     24,797
#*  DOF ASA                                                   2,500     10,755
    Ekornes ASA                                               1,600     25,628
#*  Electromagnetic GeoServices A.S.                          4,467      6,494
    Evry ASA                                                  3,410      4,897
    Farstad Shipping ASA                                        800     16,753
#*  Frontline, Ltd.                                           1,361      2,545
    Ganger Rolf ASA                                           1,960     43,181
*   Golden Ocean Group, Ltd.                                 12,836     12,375
*   Hoegh LNG Holdings, Ltd.                                    790      6,305
#*  Kongsberg Automotive Holding ASA                         11,000      3,365
    Kvaerner ASA                                             10,879     18,362
#   Leroey Seafood Group ASA                                    800     25,138
#*  Nordic Semiconductor ASA                                 10,897     33,121
#*  Norske Skogindustrier ASA                                 7,000      3,138
*   Northland Resources SA                                      200         27
*   Norwegian Air Shuttle A.S.                                1,507     72,480
#*  Norwegian Energy Co. A.S.                                 1,598        987
*   Odfjell SE Class A                                        1,000      4,577
    Opera Software ASA                                        2,277     15,518
#*  Panoro Energy ASA                                         1,501        657
*   Sevan Drilling A.S.                                      16,161      9,588
*   Sevan Marine ASA                                          1,337      4,072
*   Siem Offshore, Inc.                                       9,787     13,144
    Solstad Offshore ASA                                      1,000     17,513
#*  Songa Offshore SE                                        10,265     10,217
    SpareBank 1 SMN                                           8,057     68,602
#   SpareBank 1 SR Bank ASA                                   3,861     34,533
    Stolt-Nielsen, Ltd.                                       1,022     21,116
#   Tomra Systems ASA                                        14,102    132,207
    TTS Group ASA                                             1,100      1,547
#   Veidekke ASA                                              4,900     38,692
#   Wilh Wilhelmsen ASA                                       1,741     14,113
#   Wilh Wilhelmsen Holding ASA Class A                       2,050     57,126
                                                                    ----------
TOTAL NORWAY                                                         1,016,232
                                                                    ----------
PORTUGAL -- (0.3%)
    Altri SGPS SA                                             7,954     20,562
*   Banco BPI SA                                             16,849     24,193
#*  Banco Comercial Portugues SA                            345,630     47,920
    Mota-Engil SGPS SA                                        4,552     12,589
    Portucel SA                                              20,700     74,967
    REN - Redes Energeticas Nacionais SGPS SA                15,049     45,821
    Semapa-Sociedade de Investimento e Gestao                 6,200     58,590
    Sonae                                                    53,752     52,192
#*  Sonae Industria SGPS SA                                   2,500      1,790
    Sonaecom - SGPS SA                                        8,301     19,424

                                     1664

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
PORTUGAL -- (Continued)
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                      7,743 $ 34,726
                                                                    --------
TOTAL PORTUGAL                                                       392,774
                                                                    --------
RUSSIA -- (0.0%)
*   Alliance Oil Co., Ltd.                                    3,204   25,631
                                                                    --------
SINGAPORE -- (1.7%)
    Ausgroup, Ltd.                                           44,000   18,799
*   Banyan Tree Holdings, Ltd.                                7,000    3,501
*   Biosensors International Group, Ltd.                     70,000   68,381
    Boustead Singapore, Ltd.                                 22,000   24,310
    Bukit Sembawang Estates, Ltd.                             9,500   55,094
    Bund Center Investment, Ltd.                            108,000   19,336
    CH Offshore, Ltd.                                        17,400    6,581
    China Aviation Oil Singapore Corp., Ltd.                  8,000    6,694
    Chip Eng Seng Corp., Ltd.                                45,000   29,822
    Chuan Hup Holdings, Ltd.                                 87,000   18,749
#   Cosco Corp. Singapore, Ltd.                              76,000   54,185
    Creative Technology, Ltd.                                 2,650    5,650
    CSE Global, Ltd.                                         40,000   27,407
    CWT, Ltd.                                                12,000   16,534
*   Delong Holdings, Ltd.                                    17,000    5,314
*   Ezra Holdings, Ltd.                                      49,600   38,610
*   Falcon Energy Group, Ltd.                                21,000    6,147
    Far East Orchard, Ltd.                                   11,239   20,388
    Fragrance Group, Ltd.                                    82,000   16,332
    GK Goh Holdings, Ltd.                                    17,000   11,769
    GMG Global, Ltd.                                        275,000   25,712
    Goodpack, Ltd.                                           14,000   19,103
    GuocoLand, Ltd.                                           5,000    9,176
    GuocoLeisure, Ltd.                                       53,000   37,713
    Guthrie GTS, Ltd.                                        16,000    9,905
    Hi-P International, Ltd.                                 23,000   13,103
    Ho Bee Investment, Ltd.                                  14,000   24,479
*   Hong Fok Corp., Ltd.                                     49,200   27,011
    Hong Leong Asia, Ltd.                                     8,000   10,579
    Hotel Grand Central, Ltd.                                32,939   30,272
    Hotel Properties, Ltd.                                   17,200   48,284
    Hwa Hong Corp., Ltd.                                     59,000   17,529
#   Hyflux, Ltd.                                             27,500   30,646
    Indofood Agri Resources, Ltd.                            28,000   24,266
    Jaya Holdings, Ltd.                                      22,000   11,981
    K-Green Trust                                            29,000   24,516
    K1 Ventures, Ltd.                                       120,000   15,730
    M1, Ltd.                                                 17,000   46,693
*   Manhattan Resources, Ltd.                                23,000    6,367
    Metro Holdings, Ltd.                                     49,200   36,813
    Midas Holdings, Ltd.                                    114,000   46,042
*   Oceanus Group, Ltd.                                      40,000    1,660
    OSIM International, Ltd.                                 18,000   29,230
*   Otto Marine, Ltd.                                        48,000    3,243
    Pan Pacific Hotels Group, Ltd.                           37,500   70,710

                                     1665

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES   VALUE++
                                                            ------- ----------
SINGAPORE -- (Continued)
    Petra Foods, Ltd.                                        20,000 $   66,221
*   Raffles Education Corp., Ltd.                            49,200     12,807
    Rotary Engineering, Ltd.                                 17,000      6,563
    SBS Transit, Ltd.                                        23,000     27,629
    Sheng Siong Group, Ltd.                                  37,000     21,217
    Sinarmas Land, Ltd.                                     108,000     43,617
    Singapore Post, Ltd.                                     88,000     92,220
    Stamford Land Corp., Ltd.                                21,000     10,149
*   SunVic Chemical Holdings, Ltd.                           40,000     14,331
    Super Group, Ltd.                                        13,000     41,565
#   Swiber Holdings, Ltd.                                    23,000     11,427
    Tat Hong Holdings, Ltd.                                  35,000     42,384
*   Tiger Airways Holdings, Ltd.                             37,000     19,860
*   Triyards holdings, Ltd.                                   4,960      3,054
    Tuan Sing Holdings, Ltd.                                 44,628     13,053
    United Engineers, Ltd.                                   17,000     43,399
    United Envirotech, Ltd.                                  17,000     10,790
    UOB-Kay Hian Holdings, Ltd.                              30,000     41,914
    Vard Holdings, Ltd.                                      33,000     27,687
    Venture Corp., Ltd.                                      16,000    108,073
    WBL Corp., Ltd.                                          22,000     74,108
    Wheelock Properties Singapore, Ltd.                      20,000     31,869
    Wing Tai Holdings, Ltd.                                  25,970     46,006
    Yeo Hiap Seng, Ltd.                                       2,482      5,206
    Yongnam Holdings, Ltd.                                   70,000     17,052
                                                                    ----------
TOTAL SINGAPORE                                                      1,906,567
                                                                    ----------
SPAIN -- (1.8%)
    Abengoa SA                                                2,121      5,676
#   Abengoa SA Class B                                        8,484     20,694
    Acciona SA                                                  790     51,682
#   Acerinox SA                                               6,031     65,079
    Adveo Group International SA                                733     11,649
    Almirall SA                                               3,562     47,089
*   Amper SA                                                  1,760      3,172
#   Antena 3 de Television SA                                 3,640     22,199
*   Azkoyen SA                                                2,184      3,981
    Bankinter SA (5474008)                                   16,648     61,221
    Bankinter SA (B87RCP8)                                    9,245     34,042
*   Baron de Ley                                                 67      4,372
#   Bolsas y Mercados Espanoles SA                            4,485    121,733
*   Campofrio Food Group SA                                   1,577     10,346
*   Cementos Portland Valderrivas SA                          1,167      5,980
    Cie Automotive SA                                           627      4,405
*   Codere SA                                                   767      2,080
    Construcciones y Auxiliar de Ferrocarriles SA               137     54,077
*   Deoleo SA                                                 8,137      2,842
    Duro Felguera SA                                          2,827     20,132
    Ebro Foods SA                                             8,515    174,673
    Elecnor SA                                                1,707     19,401
    Ence Energia y Celulosa S.A                               9,815     25,890
*   Ercros SA                                                 3,027      1,660

                                     1666

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SPAIN -- (Continued)
    Faes Farma SA                                            8,727 $   23,899
    Fomento de Construcciones y Contratas SA                 1,855     19,244
    Gamesa Corp. Tecnologica SA                             13,178     51,521
    Grupo Catalana Occidente SA                              3,722     84,344
#*  Grupo Ezentis SA                                        18,910      3,364
    Iberpapel Gestion SA                                       936     17,571
    Indra Sistemas SA                                        8,172    109,951
*   Inmobiliaria Colonial SA                                    25         28
*   Jazztel P.L.C.                                          11,098     83,442
#*  Mediaset Espana Comunicacion SA                         12,622     98,932
    Melia Hotels International SA                            4,123     30,546
    Miquel y Costas & Miquel SA                                740     22,391
*   NH Hoteles SA                                            5,825     20,288
    Obrascon Huarte Lain SA                                  3,159    116,833
    Papeles y Cartones de Europa SA                          2,697      9,160
    Pescanova SA                                             1,077         --
*   Promotora de Informaciones SA Class A                   12,732      3,775
    Prosegur Cia de Seguridad SA                            22,000    122,977
*   Realia Business SA                                       4,187      2,577
*   Sacyr Vallehermoso SA                                   16,922     35,214
*   Sociedad Nacional de Industrias Apicaciones Celulosa
      Espanola SA                                            4,714      2,423
    Tecnicas Reunidas SA                                     1,472     71,328
    Tubacex SA                                               5,465     15,375
    Tubos Reunidos SA                                        8,287     17,888
    Vidrala SA                                               1,160     38,669
    Viscofan SA                                              4,280    222,410
*   Zeltia SA                                               12,166     24,677
                                                                   ----------
TOTAL SPAIN                                                         2,022,902
                                                                   ----------
SWEDEN -- (3.1%)
    AarhusKarlshamn AB                                       1,961    103,000
    AddTech AB Class B                                       2,500     85,479
    AF AB Class B                                            2,682     73,854
#   Atrium Ljungberg AB Class B                                798     11,076
    Avanza Bank Holding AB                                   1,713     37,996
#   Axfood AB                                                1,800     79,313
#   Axis Communications AB                                   2,100     57,830
    B&B Tools AB Class B                                     2,500     30,512
*   BE Group AB                                              2,600      6,535
#   Beijer AB G&L Class B                                    1,786     31,308
    Beijer Alma AB                                           1,700     34,660
    Betsson AB                                               3,029     88,722
    Bilia AB Class A                                         2,065     35,878
    BillerudKorsnas AB                                      10,868    107,873
    BioGaia AB Class B                                       1,689     59,069
#   Bure Equity AB                                           1,767      6,253
    Castellum AB                                            10,137    151,787
#   Catena AB                                                1,487     18,905
#   Clas Ohlson AB Class B                                   2,530     34,116
*   Cloetta AB Class B                                       4,217     12,652
#   Concentric AB                                            3,360     34,326
#   Dios Fastigheter AB                                      3,244     19,880

                                     1667

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
SWEDEN -- (Continued)
    Duni AB                                                  2,632 $ 24,879
#*  Eniro AB                                                   744    1,802
    Fabege AB                                                8,688   94,091
*   Fastighets AB Balder                                     2,430   17,644
#   Gunnebo AB                                               3,000   12,701
#*  Hakon Invest AB                                          3,295   88,962
#   Haldex AB                                                3,360   21,398
    Hexpol AB                                                2,066  116,492
*   HIQ International AB (B97F1H4)                           4,214    1,554
    HIQ International AB (B83KBP4)                           4,214   23,915
#   Hoganas AB Class B                                       2,683  128,515
    Holmen AB Class B                                        5,220  146,316
    Industrial & Financial Systems Class B                   1,799   34,177
    Indutrade AB                                               490   17,017
#   Intrum Justitia AB                                       5,500  113,119
#   JM AB                                                    5,312  119,633
#*  KappAhl AB                                               6,122   24,131
#*  Karolinska Development AB Class B                        1,741    7,761
    Klovern AB                                               1,714    7,768
    Kungsleden AB                                            7,974   55,912
    Lagercrantz AB Class B                                   2,500   33,037
    Lindab International AB                                  5,462   42,966
    Loomis AB Class B                                        3,493   68,285
#*  Medivir AB Class B                                       1,986   21,080
#   Mekonomen AB                                             1,400   44,258
#*  Micronic Mydata AB                                       2,400    5,130
    NCC AB Class B                                           8,486  201,917
*   Net Entertainment NE AB Class B                          1,424   22,356
#*  Net Insight AB Class B                                  11,409    2,368
    New Wave Group AB Class B                                2,000   10,834
    Nibe Industrier AB Class B                               4,215   68,795
    Nobia AB                                                 8,067   46,441
#   Nolato AB Class B                                        1,100   18,626
#   Nordnet AB Class B                                       3,919   10,970
*   PA Resources AB                                            127      462
    Peab AB                                                 14,480   81,253
#   Proffice AB Class B                                      2,061    7,124
*   Rezidor Hotel Group AB                                   6,630   31,463
    Saab AB Class B                                          3,366   73,880
#   Sagax AB Class A                                           191      736
*   Sagax AB Class B                                         1,910    6,189
*   SAS AB                                                   7,999   17,522
    Securitas AB Class B                                    15,382  151,365
    SkiStar AB                                               1,500   17,583
#   SSAB AB Class A                                         10,488   77,275
    SSAB AB Class B                                          5,703   36,628
    Sweco AB Class B                                         1,500   18,069
*   Swedish Orphan Biovitrum AB                              9,932   63,561
#   Systemair AB                                               107    1,745
    Unibet Group P.L.C.                                      1,751   60,678
    Wallenstam AB Class B                                    5,304   75,763

                                     1668

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SWEDEN -- (Continued)
    Wihlborgs Fastigheter AB                                 3,900 $   64,588
                                                                   ----------
TOTAL SWEDEN                                                        3,561,758
                                                                   ----------
SWITZERLAND -- (3.8%)
*   Acino Holding AG                                           184     19,002
*   AFG Arbonia-Forster Holding AG                           1,105     31,654
    Allreal Holding AG                                         856    125,270
    ams AG                                                     575     53,665
    APG SGA SA                                                  64     16,035
    Ascom Holding AG                                         1,474     19,112
    Autoneum Holding AG                                        254     17,464
#   Bachem Holding AG Class B                                  343     14,635
    Bank Coop AG                                               580     31,291
    Banque Cantonale de Geneve                                  85     21,669
    Banque Privee Edmond de Rothschild SA                        1     21,160
    Belimo Holding AG                                           34     77,405
    Bell AG                                                      8     19,396
    Bellevue Group AG                                          298      3,344
#   Berner Kantonalbank AG                                     278     77,504
    BKW AG                                                     405     13,988
*   Bobst Group AG                                             800     25,880
    Bossard Holding AG                                         160     23,628
    Bucher Industries AG                                       416    100,411
    Burckhardt Compression Holding AG                          162     66,253
    Burkhalter Holding AG                                       37     14,614
*   Charles Voegele Holding AG                                 750     10,460
    Cie Financiere Tradition SA                                 66      3,553
    Clariant AG                                             16,533    241,886
    Coltene Holding AG                                         250     12,919
    Conzzeta AG                                                 27     50,733
    Daetwyler Holding AG                                       296     33,691
#   EFG International AG                                     3,568     47,703
    Emmi AG                                                    111     34,382
    Energiedienst Holding AG                                 1,000     38,180
    Flughafen Zuerich AG                                       262    127,479
    Forbo Holding AG                                           150     96,851
#   Galenica AG                                                218    143,140
    GAM Holding AG                                          12,356    218,515
*   Gategroup Holding AG                                     1,678     32,521
    Georg Fischer AG                                           344    149,828
    Gurit Holding AG                                            25     10,206
    Helvetia Holding AG                                        382    160,262
    Huber & Suhner AG                                          649     31,700
    Implenia AG                                                654     35,925
    Inficon Holding AG                                         149     46,346
    Intershop Holdings                                          59     20,293
    Jungfraubahn Holding AG                                     31      2,149
    Kaba Holding AG Class B                                    167     65,385
    Kardex AG                                                  430     15,260
    Komax Holding AG                                           205     22,042
    Kudelski SA                                              3,314     41,779
    Kuoni Reisen Holding AG                                    311     94,924

                                     1669

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    LEM Holding SA                                              42 $   25,491
    Liechtensteinische Landesbank AG                           380     15,997
#   Logitech International SA                               10,861     69,253
    Lonza Group AG                                           3,250    226,467
    Luzerner Kantonalbank AG                                   200     79,605
    MCH Group AG                                                12        797
    Metall Zug AG                                               12     29,168
#*  Meyer Burger Technology AG                               2,858     17,479
    Micronas Semiconductor Holding AG                          800      5,640
    Mobilezone Holding AG                                      827      8,029
    Mobimo Holding AG                                          416     93,488
#   Nobel Biocare Holding AG                                 5,712     64,021
    OC Oerlikon Corp. AG                                    15,998    185,183
    Panalpina Welttransport Holding AG                         751     73,131
    Phoenix Mecano AG                                           50     25,280
    PSP Swiss Property AG                                      148     13,894
    PubliGroupe AG                                              72     10,438
    Rieter Holding AG                                          254     42,451
    Romande Energie Holding SA                                  27     29,035
#*  Schmolz + Bickenbach AG                                  4,210     12,344
    Schweiter Technologies AG                                   84     53,059
    Schweizerische National-Versicherungs-Gesellschaft AG    1,103     52,693
    Siegfried Holding AG                                       280     36,931
    St Galler Kantonalbank AG                                  170     74,390
    Straumann Holding AG                                       312     40,958
    Swisslog Holding AG                                     16,104     21,166
    Swissquote Group Holding SA                                538     17,880
    Tamedia AG                                                  24      2,632
    Tecan Group AG                                             607     56,504
*   Temenos Group AG                                         3,482     82,348
    U-Blox AG                                                  184      9,917
*   Valartis Group AG                                          200      4,688
    Valiant Holding                                            579     54,287
    Valora Holding AG                                          224     43,981
    Vaudoise Assurances Holding SA Class B                      41     15,446
    Verwaltungs- und Privat-Bank AG                            198     15,876
    Vetropack Holding AG                                         9     18,245
#*  Von Roll Holding AG                                      1,435      2,559
    Vontobel Holding AG                                      1,700     54,859
    Walliser Kantonalbank                                       15     13,857
    Ypsomed Holding AG                                         227     13,439
#   Zehnder Group AG                                           480     21,237
*   Zug Estates Holding AG                                      12     16,080
    Zuger Kantonalbank AG                                        8     42,895
                                                                   ----------
TOTAL SWITZERLAND                                                   4,374,610
                                                                   ----------
UNITED KINGDOM -- (18.5%)
    888 Holdings P.L.C.                                      5,052     13,352
    A.G.BARR P.L.C.                                          6,780     57,794
*   Afren P.L.C.                                            57,931    120,906
    African Barrick Gold P.L.C.                              1,895      5,164
*   Aga Rangemaster Group P.L.C.                             7,312      8,932

                                     1670

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
*   Alent P.L.C.                                             15,912 $ 83,785
    Amlin P.L.C.                                             30,535  201,411
    Anglo Pacific Group P.L.C.                                9,858   33,334
    Anglo-Eastern Plantations                                   186    2,052
    Anite P.L.C.                                             19,453   37,028
    Ashmore Group P.L.C.                                     19,064  118,401
    Ashtead Group P.L.C.                                     49,721  454,721
    Assura Group, Ltd.                                        3,461    1,842
    Aveva Group P.L.C.                                        3,072  106,041
    AZ Electronic Materials SA                               11,423   50,582
    Babcock International Group P.L.C.                        2,828   47,058
    Balfour Beatty P.L.C.                                    42,660  143,250
*   Barratt Developments P.L.C.                              83,350  403,482
    BBA Aviation P.L.C.                                      33,952  132,562
    Beazley P.L.C.                                           44,533  155,572
    Bellway P.L.C.                                           11,483  240,199
    Berendsen P.L.C.                                         12,354  148,459
    Berkeley Group Holdings P.L.C.                            7,459  241,853
    Betfair Group P.L.C.                                      2,199   29,607
    Bloomsbury Publishing P.L.C.                              3,174    5,695
    Bodycote P.L.C.                                          14,936  120,339
    Booker Group P.L.C.                                      79,442  146,941
    BOOT HENRY P.L.C.                                         3,595   10,070
    Bovis Homes Group P.L.C.                                 10,858  129,561
    Brammer P.L.C.                                            4,499   24,928
    Brewin Dolphin Holdings P.L.C.                           18,429   59,881
    British Polythene Industries P.L.C.                       2,000   17,083
    Britvic P.L.C.                                           16,185  110,668
*   BTG P.L.C.                                               30,003  161,230
    Bwin.Party Digital Entertainment P.L.C.                  45,519   94,594
    Cable & Wireless Communications P.L.C.                  111,598   73,469
*   Cairn Energy P.L.C.                                      13,593   61,039
    Cape P.L.C.                                               6,374   29,519
    Capital & Counties Properties P.L.C.                      4,420   21,163
    Carillion P.L.C.                                         33,513  139,809
    Castings P.L.C.                                           4,744   24,737
    Catlin Group, Ltd.                                       24,393  199,402
*   Centamin P.L.C.                                          57,143   37,071
    Chemring Group P.L.C.                                    11,470   48,347
    Chesnara P.L.C.                                           3,745   13,914
    Chime Communications P.L.C.                               1,262    5,033
    Cineworld Group P.L.C.                                    7,549   33,974
    Clarkson P.L.C.                                             606   15,339
    Close Brothers Group P.L.C.                               9,858  159,152
    Cobham P.L.C.                                            64,528  251,396
*   Colt Group SA                                            19,039   34,027
    Communisis P.L.C.                                         4,956    4,159
    Computacenter P.L.C.                                      6,654   46,454
    Consort Medical P.L.C.                                    1,541   19,158
    Cranswick P.L.C.                                          4,147   68,045
    CSR P.L.C.                                               17,258  132,335
    Daily Mail & General Trust P.L.C.                        19,287  206,111

                                     1671

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Dairy Crest Group P.L.C.                                 10,341 $ 74,097
    Darty P.L.C.                                             15,815   12,048
    De La Rue P.L.C.                                          7,085  102,578
    Debenhams P.L.C.                                         94,976  122,854
    Dechra Pharmaceuticals P.L.C.                             4,618   51,529
    Development Securities P.L.C.                             5,838   13,172
    Devro P.L.C.                                             13,974   71,776
    Dignity P.L.C.                                            4,072   87,110
    Diploma P.L.C.                                           11,860  105,193
*   Dixons Retail P.L.C.                                    392,004  214,459
    Domino Printing Sciences P.L.C.                           7,966   82,512
    Domino's Pizza Group P.L.C.                               4,910   49,697
    Drax Group P.L.C.                                        25,834  246,557
    DS Smith P.L.C.                                          70,253  255,240
    Dunelm Group P.L.C.                                         394    5,180
    E2V Technologies P.L.C.                                   8,031   14,859
    easyJet P.L.C.                                           10,454  181,790
    Electrocomponents P.L.C.                                 49,099  183,499
    Elementis P.L.C.                                         41,083  168,660
*   EnQuest P.L.C.                                           53,104  106,392
*   Enterprise Inns P.L.C.                                   32,204   49,100
*   Essar Energy P.L.C.                                       6,840   15,231
    Euromoney Institutional Investor P.L.C.                   4,036   61,504
*   Exillon Energy P.L.C.                                     1,581    3,801
    F&C Asset Management P.L.C.                              30,246   46,068
    Fenner P.L.C.                                            18,028   98,610
    Ferrexpo P.L.C.                                          14,004   39,066
    Fiberweb P.L.C.                                           1,782    2,208
    Fidessa Group P.L.C.                                      2,781   77,578
    Filtrona P.L.C.                                          13,325  146,546
*   Findel P.L.C.                                             2,049    5,175
    Firstgroup P.L.C.                                        38,971  127,978
    Fortune Oil P.L.C.                                       16,855    2,096
    Fuller Smith & Turner                                     3,070   38,169
*   Future P.L.C.                                            13,448    3,976
    Galliford Try P.L.C.                                      3,705   56,800
    Games Workshop Group P.L.C.                                 510    5,473
*   Gem Diamonds, Ltd.                                        5,200   10,540
    Genus P.L.C.                                              4,391   92,511
    Go-Ahead Group P.L.C.                                     4,167  100,311
    Greencore Group P.L.C.                                   25,339   41,942
    Greene King P.L.C.                                       16,409  185,454
    Greggs P.L.C.                                             6,400   41,224
    Halfords Group P.L.C.                                    18,086   96,863
    Halma P.L.C.                                             24,264  188,889
    Hays P.L.C.                                              96,146  139,805
    Headlam Group P.L.C.                                      3,793   20,285
    Helical Bar P.L.C.                                        9,778   37,683
    Henderson Group P.L.C.                                   54,868  141,009
*   Heritage Oil P.L.C.                                      10,769   26,824
    Hikma Pharmaceuticals P.L.C.                              7,919  120,392
    Hill & Smith Holdings P.L.C.                              7,437   49,554

                                     1672

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    Hilton Food Group P.L.C.                                   123 $    679
    Hiscox, Ltd.                                            22,058  192,267
    Hochschild Mining P.L.C.                                 8,970   34,861
    Home Retail Group P.L.C.                                36,030   87,257
    Homeserve P.L.C.                                        15,750   51,273
    Howden Joinery Group P.L.C.                             38,622  149,366
    Hunting P.L.C.                                          10,454  131,279
    Huntsworth P.L.C.                                        6,947    6,455
    Hyder Consulting P.L.C.                                  2,034   14,913
    ICAP P.L.C.                                             11,306   50,676
    IG Group Holdings P.L.C.                                19,766  165,555
*   Imagination Technologies Group P.L.C.                    9,609   63,664
    Inchcape P.L.C.                                         24,576  191,587
    Informa P.L.C.                                          33,824  251,682
    Inmarsat P.L.C.                                         20,138  226,357
*   Innovation Group P.L.C.                                 51,337   20,721
    Intermediate Capital Group P.L.C.                        5,754   37,827
*   International Ferro Metals, Ltd.                         5,038      781
    International Personal Finance P.L.C.                   14,134  112,090
    Interserve P.L.C.                                       10,734   79,019
    Invensys P.L.C.                                         17,280  103,456
*   IP Group P.L.C.                                         25,378   61,097
    ITE Group P.L.C.                                        16,350   66,646
    James Fisher & Sons P.L.C.                               3,436   53,676
    Jardine Lloyd Thompson Group P.L.C.                     10,042  132,411
    JD Sports Fashion P.L.C.                                   149    1,974
    JD Wetherspoon P.L.C.                                    7,000   63,914
*   JKX Oil & Gas P.L.C.                                     6,993    7,369
    John Menzies P.L.C.                                      3,000   34,019
    John Wood Group P.L.C.                                   2,048   24,719
*   Johnston Press P.L.C.                                   34,674    8,243
    Jupiter Fund Management P.L.C.                          18,826   96,920
    Kcom Group P.L.C.                                       33,394   43,922
    Keller Group P.L.C.                                      5,129   68,456
    Kier Group P.L.C.                                        3,314   60,368
*   Kofax P.L.C.                                             4,824   24,008
    Ladbrokes P.L.C.                                        55,207  162,559
    Laird P.L.C.                                            23,635   79,767
    Lamprell P.L.C.                                         11,550   25,956
    Lancashire Holdings, Ltd.                               10,414  137,114
    Lavendon Group P.L.C.                                    5,479   14,391
*   Liontrust Asset Management P.L.C.                        2,728    7,077
*   Lonmin P.L.C.                                           10,824   45,403
    Lookers P.L.C.                                          10,547   15,303
    Low & Bonar P.L.C.                                       8,760    9,650
    Macfarlane Group P.L.C.                                  6,000    2,678
    Man Group P.L.C.                                        98,343  156,374
    Management Consulting Group P.L.C.                      25,424   12,621
    Marshalls P.L.C.                                        11,710   23,154
    Marston's P.L.C.                                        47,029  105,849
    McBride P.L.C.                                           6,500   11,559
    Mears Group P.L.C.                                       4,261   23,215

                                     1673

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    Mecom Group P.L.C.                                        3,550 $  2,353
    Michael Page International P.L.C.                        24,143  140,136
    Micro Focus International P.L.C.                          8,283   86,224
    Millennium & Copthorne Hotels P.L.C.                     11,633  102,358
*   Mitchells & Butlers P.L.C.                               13,334   69,385
    Mitie Group P.L.C.                                       22,015   94,487
    Mondi P.L.C.                                              2,246   29,848
    Moneysupermarket.com Group P.L.C.                        11,145   34,753
    Morgan Advanced Materials P.L.C.                         25,284  102,927
    Morgan Sindall Group P.L.C.                               1,492   13,348
*   Mothercare P.L.C.                                         3,573   17,588
    N Brown Group P.L.C.                                      9,038   62,581
    National Express Group P.L.C.                            32,296   96,022
    NCC Group P.L.C.                                         12,054   21,156
    New World Resources P.L.C. Class A                        1,390    3,351
    Northgate P.L.C.                                          7,897   41,570
    Novae Group P.L.C.                                        1,706   12,372
*   Ocado Group P.L.C.                                       13,470   35,581
*   Oxford Biomedica P.L.C.                                  36,513      938
    Oxford Instruments P.L.C.                                 2,762   66,202
    Pace P.L.C.                                              23,936   92,391
    PayPoint P.L.C.                                           3,824   48,412
*   Pendragon P.L.C.                                         44,542   16,064
    Pennon Group P.L.C.                                      17,426  185,610
    Persimmon P.L.C. (0682538)                               23,193  389,612
    Persimmon P.L.C. (B8Y2Q10)                               23,193   27,020
*   Petra Diamonds, Ltd.                                     31,328   53,493
    Petropavlovsk P.L.C.                                      9,472   21,463
    Phoenix Group Holdings                                    6,002   59,163
    Photo-Me International P.L.C.                            11,000   13,309
    Premier Farnell P.L.C.                                   28,280   92,976
*   Premier Foods P.L.C.                                      9,216   10,480
*   Premier Oil P.L.C.                                       28,641  166,226
    Provident Financial P.L.C.                                3,551   90,013
    Puma Brandenburg, Ltd. Class A                           11,089       --
    Puma Brandenburg, Ltd. Class B                           11,089       --
*   Punch Taverns P.L.C.                                     41,074    6,552
    PZ Cussons P.L.C.                                        15,366   95,324
    QinetiQ Group P.L.C.                                     41,865  123,252
*   Quintain Estates & Development P.L.C.                    34,088   34,271
    Rank Group P.L.C.                                           218      569
    Rathbone Brothers P.L.C.                                  3,114   70,696
    Raven Russia, Ltd.                                       14,971   17,021
*   Redrow P.L.C.                                            14,965   49,780
    Regus P.L.C.                                             52,449  133,590
    Renishaw P.L.C.                                           2,904   74,379
    Rentokil Initial P.L.C.                                 105,628  155,777
    Restaurant Group P.L.C. (The)                            10,370   77,700
    Ricardo P.L.C.                                              432    2,604
    Rightmove P.L.C.                                          5,294  157,932
    RM P.L.C.                                                 5,970    6,885
    Rotork P.L.C.                                             5,316  240,503

                                     1674

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    RPC Group P.L.C.                                         12,134 $ 75,029
    RPS Group P.L.C.                                         22,972   89,119
    Safestore Holdings P.L.C.                                 3,022    6,436
*   Salamander Energy P.L.C.                                 17,914   50,908
    Savills P.L.C.                                            8,558   77,265
    SDL P.L.C.                                                6,280   35,517
    Senior P.L.C.                                            24,951   99,027
    Serco Group P.L.C.                                       16,594  159,694
    Severfield-Rowen P.L.C.                                   6,026    3,697
    Shanks Group P.L.C.                                      24,540   31,213
    SIG P.L.C.                                               42,547  107,238
    Smiths News P.L.C.                                       10,824   30,147
*   Soco International P.L.C.                                14,452   85,209
    Spectris P.L.C.                                           8,797  288,769
    Speedy Hire P.L.C.                                       25,705   19,351
    Spirax-Sarco Engineering P.L.C.                           6,605  269,822
    Spirent Communications P.L.C.                            59,785  121,207
    Spirit Pub Co. P.L.C.                                    41,074   41,422
*   Sports Direct International P.L.C.                        5,543   40,280
    St Ives P.L.C.                                            3,000    6,516
    St James's Place P.L.C.                                  12,336  106,201
    ST Modwen Properties P.L.C.                              17,250   71,907
    Stagecoach Group P.L.C.                                  28,753  137,430
    Sthree P.L.C.                                            10,382   54,145
*   SuperGroup P.L.C.                                           986   10,620
    Synergy Health P.L.C.                                     4,624   78,141
    Synthomer P.L.C.                                         17,421   54,472
    T Clarke P.L.C.                                           3,989    3,222
    TalkTalk Telecom Group P.L.C.                            17,917   69,830
*   Talvivaara Mining Co. P.L.C.                              3,246      710
    Taylor Wimpey P.L.C.                                    237,041  342,981
    Ted Baker P.L.C.                                          1,617   34,010
    Telecity Group P.L.C.                                     3,805   54,609
    Telecom Plus P.L.C.                                       3,672   69,619
*   Thomas Cook Group P.L.C.                                 43,481   87,446
    Topps Tiles P.L.C.                                        5,775    6,136
    Tribal Group P.L.C.                                       1,493    3,388
*   Trinity Mirror P.L.C.                                    15,504   21,634
    TT electronics P.L.C.                                     7,460   19,325
    Tullett Prebon P.L.C.                                    18,538   70,548
    UBM P.L.C.                                               16,744  190,433
    Ultra Electronics Holdings P.L.C.                         4,303  110,402
    Unite Group P.L.C.                                       13,373   72,370
    United Drug P.L.C.                                       18,534   87,252
    UTV Media P.L.C.                                          2,430    6,022
*   Vectura Group P.L.C.                                     20,878   28,550
    Vedanta Resources P.L.C.                                  2,895   54,780
    Vesuvius P.L.C.                                          19,194  103,988
    Victrex P.L.C.                                            5,558  138,666
    Vitec Group P.L.C. (The)                                  2,000   19,096
    Volex P.L.C.                                              1,125    1,690
    WH Smith P.L.C.                                           9,800  112,791

                                     1675

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    William Hill P.L.C.                                      73,714 $   488,458
    Wilmington Group P.L.C.                                   6,879      16,157
*   Wincanton P.L.C.                                          5,790       4,766
*   Wolfson Microelectronics P.L.C.                           7,866      25,075
    WS Atkins P.L.C.                                          8,109     113,725
    Xaar P.L.C.                                               5,758      44,835
    Xchanging P.L.C.                                         11,978      24,919
    XP Power, Ltd.                                              132       2,459
                                                                    -----------
TOTAL UNITED KINGDOM                                                 21,242,995
                                                                    -----------
UNITED STATES -- (0.0%)
*   McEwen Mining - Minera Andes Andes Acquisition Corp.      8,464      19,407
                                                                    -----------
TOTAL COMMON STOCKS                                                  98,481,730
                                                                    -----------
PREFERRED STOCKS -- (0.0%)

UNITED KINGDOM -- (0.0%)
    Mcbride PLC                                             110,500         172
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*   AVJennings, Ltd. Rights 05/24/13                          8,584         222
*   Samson Oil & Gas, Ltd. Rights 05/15/13                   25,574          --
                                                                    -----------
TOTAL AUSTRALIA                                                             222
                                                                    -----------
BELGIUM -- (0.0%)
*   Agfa-Gevaert NV STRIP VVPR                                3,842          --
*   Deceuninck NV STRIP VVPR                                  5,200          --
*   Elia System Operator SA STRIP VVPR                          248          --
*   Nyrstar NV STRIP VVPR                                     1,442          --
*   Tessenderlo Chemie NV STRIP VVPR                            284          --
                                                                    -----------
TOTAL BELGIUM                                                                --
                                                                    -----------
CANADA -- (0.0%)
*   Duluth Metals, Ltd. Warrants 07/31/13                       433         194
*   Nautilus Minerals, Inc. Rights 5/31/13                    5,100         101
                                                                    -----------
TOTAL CANADA                                                                295
                                                                    -----------
ISRAEL -- (0.0%)
*   Africa Israel Investments, Ltd. Rights 05/08/13              37         123
*   Clal Biotechnology Industries, Ltd. Rights 05/02/13         228         229
                                                                    -----------
TOTAL ISRAEL                                                                352
                                                                    -----------
SPAIN -- (0.0%)
*   Faes Farma SA Rights 05/03/13                             8,727         954
                                                                    -----------
SWITZERLAND -- (0.0%)
*   Meyer Burger Technology AG Rights 05/07/13                2,858       2,397
                                                                    -----------
TOTAL RIGHTS/WARRANTS                                                     4,220
                                                                    -----------

                                     1676

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                      ---------- ------------
SECURITIES LENDING COLLATERAL -- (14.1%)
(S)@  DFA Short Term Investment Fund                   1,382,887 $ 16,000,000
@     Repurchase Agreement, Deutsche Bank
        Securities, Inc. 0.16%, 05/01/13
        (Collateralized by $108,118 FNMA, rates
        ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued at
        $110,501) to be repurchased at $108,334       $      108      108,334
                                                                 ------------
TOTAL SECURITIES LENDING COLLATERAL                                16,108,334
                                                                 ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $110,104,277)                $114,594,456
                                                                 ============

                                     1677

                        U.S. LARGE CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES   VALUE+
                                                            ------ ----------
COMMON STOCKS -- (58.5%)

Consumer Discretionary -- (13.7%)
    Advance Auto Parts, Inc.                                 2,599 $  218,004
#*  Amazon.com, Inc.                                         2,243    569,296
#   American Eagle Outfitters, Inc.                          7,881    153,285
*   AutoNation, Inc.                                           902     41,050
#*  Bed Bath & Beyond, Inc.                                  4,185    287,928
*   BorgWarner, Inc.                                         2,864    223,879
#   Brunswick Corp.                                          1,729     54,740
*   Carter's, Inc.                                             541     35,376
#*  Charter Communications, Inc. Class A                     4,128    415,855
#   Chico's FAS, Inc.                                          587     10,724
#*  Chipotle Mexican Grill, Inc.                               764    277,477
    Cinemark Holdings, Inc.                                  2,836     87,604
#   Coach, Inc.                                              5,196    305,837
#   Darden Restaurants, Inc.                                 5,585    288,354
    Delphi Automotive P.L.C.                                 7,040    325,318
#   Dick's Sporting Goods, Inc.                              4,236    203,752
    DISH Network Corp. Class A                               3,976    155,819
#*  Dollar General Corp.                                     2,752    143,352
*   Dollar Tree, Inc.                                        9,810    466,564
#   DSW, Inc. Class A                                          316     20,894
#   Dunkin' Brands Group, Inc.                               4,589    178,099
#   Family Dollar Stores, Inc.                               5,000    306,850
#   Ford Motor Co.                                          63,853    875,425
#*  Fossil, Inc.                                             1,464    143,648
    Gap, Inc. (The)                                          5,597    212,630
#   Genuine Parts Co.                                        3,821    291,657
    GNC Holdings, Inc. Class A                               2,456    111,330
#*  Goodyear Tire & Rubber Co. (The)                         3,565     44,545
#   H&R Block, Inc.                                          5,408    150,018
#*  Hanesbrands, Inc.                                        2,425    121,638
    Harley-Davidson, Inc.                                    5,564    304,073
#   Hasbro, Inc.                                             5,559    263,330
    Home Depot, Inc. (The)                                  27,490  2,016,392
    HSN, Inc.                                                1,014     53,316
    International Game Technology                           11,237    190,467
*   Lamar Advertising Co. Class A                              974     45,603
    Las Vegas Sands Corp.                                    5,085    286,031
#*  Liberty Global, Inc. Class A                             2,485    179,839
*   Liberty Global, Inc. Series C                            1,948    131,782
*   Lions Gate Entertainment Corp.                           5,829    144,617
    Lowe's Cos., Inc.                                       13,383    514,175
#*  Lululemon Athletica, Inc.                                2,773    211,108
    Mattel, Inc.                                             2,190     99,995
#   McDonald's Corp.                                        18,557  1,895,412
*   Michael Kors Holdings, Ltd.                              5,612    319,547
    Newell Rubbermaid, Inc.                                  9,002    237,113
    NIKE, Inc. Class B                                       4,449    282,956
#   Nordstrom, Inc.                                          8,506    481,355
*   O'Reilly Automotive, Inc.                                4,806    515,780
#   Omnicom Group, Inc.                                      4,737    283,130
#*  Panera Bread Co. Class A                                   695    123,175

                                     1678

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
#   PetSmart, Inc.                                           4,433 $   302,508
#   Polaris Industries, Inc.                                 2,955     254,691
*   priceline.com, Inc.                                        615     428,034
    Ralph Lauren Corp.                                         390      70,816
    Ross Stores, Inc.                                        4,115     271,878
#   Scripps Networks Interactive, Inc. Class A               4,925     327,907
    Six Flags Entertainment Corp.                            1,239      90,286
#   Starbucks Corp.                                          9,244     562,405
    Starwood Hotels & Resorts Worldwide, Inc.                4,780     308,406
#   Tiffany & Co.                                            3,136     231,060
    TJX Cos., Inc.                                          13,495     658,151
#   Tractor Supply Co.                                       3,004     321,939
#*  TripAdvisor, Inc.                                        3,210     168,782
    Tupperware Brands Corp.                                  2,332     187,260
#*  Ulta Salon Cosmetics & Fragrance, Inc.                   1,574     137,961
*   Under Armour, Inc. Class A                               1,037      59,192
*   Urban Outfitters, Inc.                                   1,801      74,633
    VF Corp.                                                 1,095     195,151
    Viacom, Inc. Class A                                       167      10,808
#   Viacom, Inc. Class B                                     8,213     525,550
    Virgin Media, Inc.                                       2,663     129,901
#   Williams-Sonoma, Inc.                                    2,419     129,852
    Wyndham Worldwide Corp.                                  1,646      98,892
#   Wynn Resorts, Ltd.                                       1,783     244,806
#   Yum! Brands, Inc.                                        7,962     542,371
                                                                   -----------
Total Consumer Discretionary                                        21,633,384
                                                                   -----------
Consumer Staples -- (9.7%)
#   Altria Group, Inc.                                      37,193   1,357,916
#   Avon Products, Inc.                                     11,334     262,495
#   Brown-Forman Corp. Class B                               1,885     132,892
#   Campbell Soup Co.                                        4,768     221,283
#   Clorox Co. (The)                                         5,655     487,744
    Coca-Cola Co. (The)                                     24,742   1,047,329
#   Coca-Cola Enterprises, Inc.                              2,937     107,582
    Colgate-Palmolive Co.                                    8,660   1,034,091
    Costco Wholesale Corp.                                   5,383     583,679
#*  Dean Foods Co.                                           8,028     153,656
#   Dr Pepper Snapple Group, Inc.                            8,807     430,046
#   Estee Lauder Cos., Inc. (The) Class A                    4,389     304,377
    Flowers Foods, Inc.                                      1,706      56,196
    General Mills, Inc.                                      7,953     400,990
*   Green Mountain Coffee Roasters, Inc.                     3,672     210,773
#   Hershey Co. (The)                                        2,865     255,443
    Hillshire Brands Co.                                     5,308     190,610
#   Hormel Foods Corp.                                       1,817      74,988
    Kellogg Co.                                              4,688     304,908
#   Kimberly-Clark Corp.                                     7,158     738,634
    Kraft Foods Group, Inc.                                 13,909     716,174
#   Kroger Co. (The)                                        12,048     414,210
#   McCormick & Co., Inc. (579780206)                        1,483     106,687
#   McCormick & Co., Inc. (579780107)                          100       7,163
*   Monster Beverage Corp.                                   4,590     258,876

                                     1679

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Staples -- (Continued)
    PepsiCo, Inc.                                           19,033 $ 1,569,652
    Philip Morris International, Inc.                        9,334     892,237
#   Reynolds American, Inc.                                  4,093     194,090
#   Sysco Corp.                                             10,844     378,022
    Wal-Mart Stores, Inc.                                   30,464   2,367,662
#   Whole Foods Market, Inc.                                 1,086      95,916
                                                                   -----------
Total Consumer Staples                                              15,356,321
                                                                   -----------
Energy -- (1.4%)
#*  Continental Resources, Inc.                                572      45,714
    Core Laboratories NV                                     1,542     223,251
*   Dresser-Rand Group, Inc.                                 1,872     104,102
#*  FMC Technologies, Inc.                                   5,581     303,048
#*  Oasis Petroleum, Inc.                                    4,042     138,358
    Oceaneering International, Inc.                          2,668     187,214
#   RPC, Inc.                                                4,344      57,515
    Schlumberger, Ltd.                                       8,236     613,005
*   Southwestern Energy Co.                                  8,594     321,587
    Williams Cos., Inc. (The)                                4,061     154,846
                                                                   -----------
Total Energy                                                         2,148,640
                                                                   -----------
Financials -- (2.0%)
    American Express Co.                                    13,566     928,050
    CBOE Holdings, Inc.                                      3,768     141,413
#*  CBRE Group, Inc. Class A                                 4,079      98,793
#   Eaton Vance Corp.                                        5,103     203,508
    Erie Indemnity Co. Class A                               1,466     116,650
#   Franklin Resources, Inc.                                 1,835     283,801
#   LPL Financial Holdings, Inc.                             2,627      90,789
    Marsh & McLennan Cos., Inc.                              5,797     220,344
#   McGraw-Hill Cos., Inc. (The)                             4,677     253,072
#   Moody's Corp.                                            9,655     587,507
#   T Rowe Price Group, Inc.                                 1,596     115,710
#   Waddell & Reed Financial, Inc. Class A                   2,603     111,591
                                                                   -----------
Total Financials                                                     3,151,228
                                                                   -----------
Health Care -- (6.7%)
    Abbott Laboratories                                      3,231     119,288
    AbbVie, Inc.                                             3,231     148,787
    Allergan, Inc.                                           1,836     208,478
    AmerisourceBergen Corp.                                  6,201     335,598
    Baxter International, Inc.                              10,055     702,543
#   Becton Dickinson and Co.                                 3,589     338,443
*   Biogen Idec, Inc.                                        1,385     303,218
    Bristol-Myers Squibb Co.                                10,100     401,172
#*  Bruker Corp.                                             1,069      18,996
*   Celgene Corp.                                            2,583     304,975
#   CR Bard, Inc.                                            2,018     200,508
*   DaVita HealthCare Partners, Inc.                         2,603     308,846
#   Eli Lilly & Co.                                         12,595     697,511
#*  Gilead Sciences, Inc.                                   16,881     854,854
#*  IDEXX Laboratories, Inc.                                 1,343     118,130

                                     1680

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U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES   VALUE+
                                                            ------ -----------
Health Care -- (Continued)
    Johnson & Johnson                                       34,485 $ 2,939,156
#*  Laboratory Corp. of America Holdings                     2,297     214,448
    McKesson Corp.                                           2,873     304,021
#   Medtronic, Inc.                                          3,370     157,312
#*  Mettler-Toledo International, Inc.                       1,132     236,543
#*  Mylan, Inc.                                             17,079     497,170
#   Perrigo Co.                                              1,154     137,799
#*  Regeneron Pharmaceuticals, Inc.                            583     125,427
*   Salix Pharmaceuticals, Ltd.                                754      39,427
#   St Jude Medical, Inc.                                    6,979     287,674
*   Tenet Healthcare Corp.                                   4,035     183,028
#*  United Therapeutics Corp.                                  924      61,705
#*  Varian Medical Systems, Inc.                             2,692     175,357
#*  Waters Corp.                                             2,119     195,795
                                                                   -----------
Total Health Care                                                   10,616,209
                                                                   -----------
Industrials -- (9.5%)
#   3M Co.                                                  12,130   1,270,132
*   Armstrong World Industries, Inc.                           583      29,756
#   Avery Dennison Corp.                                     1,143      47,377
#   Babcock & Wilcox Co. (The)                               2,219      60,357
    Boeing Co. (The)                                        13,293   1,215,113
#   Caterpillar, Inc.                                       16,082   1,361,663
#   CH Robinson Worldwide, Inc.                              3,929     233,343
#*  Copart, Inc.                                             5,414     190,844
    Crane Co.                                                2,290     123,271
#   Cummins, Inc.                                            2,225     236,718
#   Deere & Co.                                              6,848     611,526
#*  Delta Air Lines, Inc.                                   10,767     184,546
#   Donaldson Co., Inc.                                      2,521      91,714
#   Emerson Electric Co.                                    12,362     686,215
    Equifax, Inc.                                            1,511      92,473
#   Fastenal Co.                                             3,476     170,498
#   Flowserve Corp.                                          2,078     328,573
#   Fluor Corp.                                              1,723      98,177
#   Graco, Inc.                                              2,627     159,012
    Honeywell International, Inc.                            4,593     337,769
    Hubbell, Inc. Class B                                    1,286     123,405
#   Illinois Tool Works, Inc.                                5,013     323,639
    Iron Mountain, Inc.                                      4,691     177,601
#   JB Hunt Transport Services, Inc.                         3,280     233,110
#   Joy Global, Inc.                                           830      46,912
    Lennox International, Inc.                               2,170     134,540
    Lincoln Electric Holdings, Inc.                          1,153      60,832
    Masco Corp.                                             12,715     247,180
#   MSC Industrial Direct Co., Inc. Class A                  1,193      94,008
#   Nordson Corp.                                            2,685     186,581
*   Old Dominion Freight Line, Inc.                          2,126      81,851
#   PACCAR, Inc.                                             2,650     131,917
#   Parker Hannifin Corp.                                      423      37,465
    Pitney Bowes, Inc.                                       8,400     114,828
#   Robert Half International, Inc.                          3,443     112,999
#   Rockwell Automation, Inc.                                6,036     511,732

                                     1681

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Rockwell Collins, Inc.                                    4,120 $   259,230
    Rollins, Inc.                                             5,312     129,188
#*  Sensata Technologies Holding NV                           2,856      95,533
#   Textron, Inc.                                             5,000     128,750
    TransDigm Group, Inc.                                     2,161     317,235
    Tyco International, Ltd.                                  8,624     277,003
#*  United Continental Holdings, Inc.                        14,363     463,925
#   United Parcel Service, Inc. Class B                      13,428   1,152,660
#   United Technologies Corp.                                10,743     980,729
    Valmont Industries, Inc.                                    314      45,759
*   Verisk Analytics, Inc. Class A                            7,260     444,965
*   WABCO Holdings, Inc.                                      2,712     195,888
    Wabtec Corp.                                              1,177     123,514
    WW Grainger, Inc.                                           729     179,677
                                                                    -----------
Total Industrials                                                    14,941,733
                                                                    -----------
Information Technology -- (11.2%)
    Accenture P.L.C. Class A                                 12,030     979,723
#*  Alliance Data Systems Corp.                               2,153     369,821
#   Amphenol Corp. Class A                                    1,970     148,774
#   Apple, Inc.                                               2,298   1,017,440
#   Automatic Data Processing, Inc.                           2,992     201,481
#   Avago Technologies, Ltd.                                  2,553      81,594
#*  BMC Software, Inc.                                        6,170     280,612
#   Broadridge Financial Solutions, Inc.                        438      11,029
#*  Cadence Design Systems, Inc.                              3,183      43,925
#*  Cognizant Technology Solutions Corp. Class A              3,723     241,250
#*  F5 Networks, Inc.                                           970      74,137
#   FactSet Research Systems, Inc.                            1,908     179,486
#*  Fiserv, Inc.                                              3,294     300,116
#*  Gartner, Inc.                                             3,784     218,904
    Genpact, Ltd.                                             2,471      45,961
#   Global Payments, Inc.                                       901      41,806
#   Harris Corp.                                              5,812     268,514
#   International Business Machines Corp.                    19,213   3,891,401
#   Intuit, Inc.                                              3,474     207,189
#   IPG Photonics Corp.                                         634      40,373
    Jack Henry & Associates, Inc.                               544      25,242
#   KLA-Tencor Corp.                                          1,003      54,413
#   Linear Technology Corp.                                  10,042     366,533
#*  LSI Corp.                                                13,497      88,270
    Mastercard, Inc. Class A                                  1,965   1,086,508
#   Microsoft Corp.                                         117,336   3,883,822
#   Motorola Solutions, Inc.                                  2,685     153,582
#*  NCR Corp.                                                 2,935      80,037
*   NeuStar, Inc. Class A                                       416      18,250
    Oracle Corp.                                             38,556   1,263,866
#   Paychex, Inc.                                            10,230     372,474
#*  Rackspace Hosting, Inc.                                   1,065      51,333
#   Seagate Technology P.L.C.                                15,495     568,667
*   SolarWinds, Inc.                                            927      47,138
#   Solera Holdings, Inc.                                       779      44,855
#*  Symantec Corp.                                            8,502     206,599

                                     1682

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                           SHARES     VALUE+
                                                         ---------- -----------
Information Technology -- (Continued)
#*  Teradata Corp.                                              300 $    15,321
#   Texas Instruments, Inc.                                  13,629     493,506
    Total System Services, Inc.                               4,349     102,723
#*  VeriSign, Inc.                                            2,630     121,164
#   Western Union Co. (The)                                   3,619      53,597
*   WEX, Inc.                                                   287      21,749
                                                                    -----------
Total Information Technology                                         17,763,185
                                                                    -----------
Materials -- (3.6%)
    Air Products & Chemicals, Inc.                              476      41,393
#   Airgas, Inc.                                              1,873     181,025
#   Albemarle Corp.                                           1,138      69,702
    Axiall Corp.                                              1,722      90,319
    Ball Corp.                                                6,452     284,662
#   Celanese Corp. Series A                                   4,324     213,649
#   Eastman Chemical Co.                                      6,648     443,089
    EI du Pont de Nemours & Co.                              11,526     628,282
#   FMC Corp.                                                 5,944     360,801
#   International Flavors & Fragrances, Inc.                  1,882     145,272
    LyondellBasell Industries NV Class A                      5,855     355,398
    Monsanto Co.                                              3,305     353,040
#   NewMarket Corp.                                             578     155,309
*   Owens-Illinois, Inc.                                      5,545     145,723
    Packaging Corp. of America                                2,422     115,190
#   PPG Industries, Inc.                                      2,529     372,117
    Praxair, Inc.                                             3,654     417,652
    Rockwood Holdings, Inc.                                   3,411     221,340
#   RPM International, Inc.                                   3,266     105,818
#   Sherwin-Williams Co. (The)                                1,626     297,737
#   Sigma-Aldrich Corp.                                       2,972     233,867
    Silgan Holdings, Inc.                                       847      40,546
#   Southern Copper Corp.                                     3,129     104,290
#   Valspar Corp. (The)                                       2,199     140,340
#*  WR Grace & Co.                                            3,264     251,687
                                                                    -----------
Total Materials                                                       5,768,248
                                                                    -----------
Telecommunication Services -- (0.5%)
#*  Crown Castle International Corp.                          1,808     139,216
#*  Level 3 Communications, Inc.                              7,314     147,231
#*  SBA Communications Corp. Class A                          5,496     434,129
#*  tw telecom, Inc.                                          3,752     101,604
                                                                    -----------
Total Telecommunication Services                                        822,180
                                                                    -----------
Utilities -- (0.2%)
#   ONEOK, Inc.                                               5,058     259,779
                                                                    -----------
TOTAL COMMON STOCKS                                                  92,460,907
                                                                    -----------
TEMPORARY CASH INVESTMENTS -- (26.9%)
    State Street Institutional Liquid Reserves           42,455,717  42,455,717
                                                                    -----------

                                     1683

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)      VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (14.6%)
(S)@  DFA Short Term Investment Fund                     2,001,860 $ 23,161,519
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $155,217,311)                  $158,078,143
                                                                   ============

                                     1684

                        U.S. SMALL CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES  VALUE+
                                                            ------ --------
COMMON STOCKS -- (57.3%)

Consumer Discretionary -- (13.2%)
*   1-800-Flowers.com, Inc. Class A                          1,713 $ 10,158
#*  Aeropostale, Inc.                                       14,904  218,493
*   AFC Enterprises, Inc.                                    4,555  145,213
#*  American Public Education, Inc.                            624   20,923
*   ANN, Inc.                                                1,960   57,898
*   Arctic Cat, Inc.                                         2,510  112,925
*   Asbury Automotive Group, Inc.                            5,939  238,095
#*  Bally Technologies, Inc.                                 7,872  419,420
    Big 5 Sporting Goods Corp.                               4,146   69,653
#*  Big Lots, Inc.                                          11,025  401,531
#*  BJ's Restaurants, Inc.                                   5,359  183,814
*   Blue Nile, Inc.                                            500   16,315
*   Bravo Brio Restaurant Group, Inc.                        3,738   63,546
#   Buckle, Inc. (The)                                       6,467  313,973
#*  Buffalo Wild Wings, Inc.                                 3,549  319,410
#*  Capella Education Co.                                    2,360   83,591
*   Carmike Cinemas, Inc.                                    3,087   54,208
    Carriage Services, Inc.                                  3,449   60,323
    Cato Corp. (The) Class A                                   616   14,790
    CEC Entertainment, Inc.                                  2,346   78,286
#   Cheesecake Factory, Inc. (The)                          10,029  399,355
    Cherokee, Inc.                                             300    3,909
*   Children's Place Retail Stores, Inc. (The)                 952   46,572
*   Conn's, Inc.                                               778   33,695
    Cooper Tire & Rubber Co.                                12,032  299,476
    Cracker Barrel Old Country Store, Inc.                   4,287  354,706
*   Crocs, Inc.                                             16,783  268,864
*   Crown Media Holdings, Inc. Class A                       5,366   11,000
    CTC Media, Inc.                                         23,819  297,499
    Culp, Inc.                                               2,228   36,183
    Destination Maternity Corp.                              1,594   37,858
#   DineEquity, Inc.                                         1,458  103,868
    Dorman Products, Inc.                                    6,944  262,067
#   Drew Industries, Inc.                                    3,597  129,852
    Einstein Noah Restaurant Group, Inc.                     1,384   19,943
    Entravision Communications Corp. Class A                10,447   40,325
#   Ethan Allen Interiors, Inc.                              1,556   45,560
*   Express, Inc.                                           16,280  296,459
*   Fiesta Restaurant Group, Inc.                            4,186  114,110
    Fisher Communications, Inc.                                462   19,136
#*  Francesca's Holdings Corp.                               1,743   49,780
#*  G-III Apparel Group, Ltd.                                  811   32,975
*   Genesco, Inc.                                              993   61,119
#*  Gentherm, Inc.                                           6,223   94,776
*   Grand Canyon Education, Inc.                             8,504  217,447
#   Guess?, Inc.                                            14,233  393,969
#*  Hibbett Sports, Inc.                                     4,916  269,643
    Hillenbrand, Inc.                                        6,937  174,327
    Hot Topic, Inc.                                          1,697   23,673
    Interval Leisure Group, Inc.                            10,168  193,802
#*  iRobot Corp.                                             1,556   45,264

                                     1685

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Jack in the Box, Inc.                                    8,288 $297,125
#*  Jamba, Inc.                                             15,401   40,967
#*  Jos A Bank Clothiers, Inc.                               1,141   49,839
#*  Krispy Kreme Doughnuts, Inc.                             2,302   31,445
    La-Z-Boy, Inc.                                           2,910   52,555
#*  LeapFrog Enterprises, Inc.                               3,441   30,763
*   Libbey, Inc.                                             3,983   77,151
#*  Life Time Fitness, Inc.                                  1,042   48,120
*   LIN TV Corp. Class A                                     5,870   72,260
    Lithia Motors, Inc. Class A                              4,370  216,402
#*  Lumber Liquidators Holdings, Inc.                        5,173  423,979
    Matthews International Corp. Class A                       124    4,564
#*  Mattress Firm Holding Corp.                                748   28,663
#   Monro Muffler Brake, Inc.                                1,815   75,068
    Movado Group, Inc.                                       1,051   31,782
#*  Nathan's Famous, Inc.                                      251   11,207
*   Nautilus, Inc.                                           5,891   40,530
*   New York & Co., Inc.                                     3,122   13,924
*   New York Times Co. (The) Class A                        28,175  249,631
#*  Overstock.com, Inc.                                        892   18,554
#   Oxford Industries, Inc.                                  3,156  186,614
*   Papa John's International, Inc.                          4,278  269,514
#   PetMed Express, Inc.                                     1,588   19,850
#   Pier 1 Imports, Inc.                                     5,355  124,290
    Pool Corp.                                               5,337  261,620
*   Red Robin Gourmet Burgers, Inc.                          2,671  129,196
#*  rue21, Inc.                                              4,524  144,316
*   Ruth's Hospitality Group, Inc.                           6,774   67,130
    Ryland Group, Inc. (The)                                 2,472  111,388
#*  Select Comfort Corp.                                     2,255   47,851
#*  SHFL Entertainment, Inc.                                 9,060  143,148
#   Sinclair Broadcast Group, Inc. Class A                  10,052  269,394
#*  Smith & Wesson Holding Corp.                             2,461   21,608
    Sonic Automotive, Inc. Class A                           7,804  171,610
#*  Sonic Corp.                                             10,594  132,743
#   Sotheby's                                               12,992  460,956
    Stage Stores, Inc.                                       6,096  168,798
    Standard Motor Products, Inc.                            4,346  133,161
*   Steven Madden, Ltd.                                      7,280  354,026
#   Sturm Ruger & Co., Inc.                                  1,130   57,935
*   Tenneco, Inc.                                           11,530  445,865
#   Texas Roadhouse, Inc.                                    4,109   96,562
#   Thor Industries, Inc.                                   10,101  374,646
*   Tile Shop Holdings, Inc.                                 1,911   47,393
#   Town Sports International Holdings, Inc.                   977    9,838
    True Religion Apparel, Inc.                              4,887  132,242
    Vail Resorts, Inc.                                       6,838  412,331
#   Valassis Communications, Inc.                            1,945   49,850
#*  Vera Bradley, Inc.                                       2,379   54,289
*   Vitamin Shoppe, Inc.                                     2,679  131,673
    Winmark Corp.                                              364   22,521
*   Winnebago Industries, Inc.                                 400    7,328
#   Wolverine World Wide, Inc.                               9,539  455,678

                                     1686

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
    World Wrestling Entertainment, Inc. Class A              1,300 $    11,934
                                                                   -----------
Total Consumer Discretionary                                        14,601,604
                                                                   -----------
Consumer Staples -- (2.7%)
#   Alico, Inc.                                                794      33,197
    B&G Foods, Inc.                                         10,066     310,637
#*  Boston Beer Co., Inc. (The) Class A                      1,668     282,426
    Cal-Maine Foods, Inc.                                      861      36,747
#   Calavo Growers, Inc.                                       738      20,930
#   Casey's General Stores, Inc.                             7,299     422,685
#*  Chefs' Warehouse, Inc. (The)                             1,635      30,068
    Coca-Cola Bottling Co. Consolidated                         32       1,968
*   Darling International, Inc.                              4,740      87,737
#*  Elizabeth Arden, Inc.                                    5,233     214,291
#*  Farmer Bros Co.                                            500       7,575
#   Harris Teeter Supermarkets, Inc.                         2,435     101,759
#   Inter Parfums, Inc.                                      4,809     139,317
#*  Inventure Foods, Inc.                                    1,432      10,969
    J&J Snack Foods Corp.                                      931      69,844
    Lancaster Colony Corp.                                   2,076     163,859
#*  Medifast, Inc.                                           2,622      68,696
    National Beverage Corp.                                    800      11,784
    Oil-Dri Corp. of America                                   447      12,297
*   Pilgrim's Pride Corp.                                    8,435      82,579
*   Prestige Brands Holdings, Inc.                           9,722     262,008
#   Pricesmart, Inc.                                           240      21,415
    Rocky Mountain Chocolate Factory, Inc.                     400       4,888
    Sanderson Farms, Inc.                                    4,383     268,502
*   Susser Holdings Corp.                                    4,053     215,498
    WD-40 Co.                                                2,356     127,059
                                                                   -----------
Total Consumer Staples                                               3,008,735
                                                                   -----------
Energy -- (2.1%)
*   Bonanza Creek Energy, Inc.                               1,200      41,220
#   CARBO Ceramics, Inc.                                     1,384      97,779
    Crosstex Energy, Inc.                                    8,204     151,036
    Delek US Holdings, Inc.                                 11,181     403,522
*   EPL Oil & Gas, Inc.                                      7,473     244,143
#*  Forest Oil Corp.                                         4,748      19,894
*   Gastar Exploration, Ltd.                                13,035      36,498
*   Geospace Technologies Corp.                              2,113     178,274
#*  Goodrich Petroleum Corp.                                 1,999      26,067
#*  ION Geophysical Corp.                                   29,282     182,720
#   Lufkin Industries, Inc.                                  2,033     179,493
*   PetroQuest Energy, Inc.                                  2,400      10,272
    Rentech, Inc.                                           14,381      29,769
*   Rosetta Resources, Inc.                                 10,023     430,087
    Targa Resources Corp.                                    1,722     113,239
    TGC Industries, Inc.                                     2,472      21,923
*   Vaalco Energy, Inc.                                      2,357      15,839
#   W&T Offshore, Inc.                                       2,190      25,579

                                     1687

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
*   Willbros Group, Inc.                                     6,720 $   63,840
                                                                   ----------
Total Energy                                                        2,271,194
                                                                   ----------
Financials - (3.7%)
*   Altisource Portfolio Solutions SA                        1,293    106,724
#   Bank of Hawaii Corp.                                     8,541    407,320
    Bank of the Ozarks, Inc.                                 5,966    244,188
    BGC Partners, Inc. Class A                              24,609    140,763
#*  BofI Holding, Inc.                                       1,871     76,299
    Cohen & Steers, Inc.                                     2,284     90,241
*   Consumer Portfolio Services, Inc.                        3,825     35,267
#   Crawford & Co. Class B                                   1,463     11,104
*   Credit Acceptance Corp.                                  3,856    386,872
#   Diamond Hill Investment Group, Inc.                        400     30,194
    Evercore Partners, Inc. Class A                          1,155     43,601
#   Federated Investors, Inc. Class B                       19,885    456,560
*   First Cash Financial Services, Inc.                      5,575    286,945
    FXCM, Inc. Class A                                       2,012     27,263
    GAMCO Investors, Inc. Class A                              485     25,463
#   Greenhill & Co., Inc.                                    5,260    242,959
    HFF, Inc. Class A                                        6,049    126,727
    Home BancShares, Inc.                                    4,200    166,824
#   Homeowners Choice, Inc.                                  1,393     36,970
    Investors Bancorp, Inc.                                  7,481    148,124
    MarketAxess Holdings, Inc.                               7,118    301,234
*   Netspend Holdings, Inc.                                  2,799     44,672
*   Portfolio Recovery Associates, Inc.                      2,090    256,548
    Pzena Investment Management, Inc. Class A                1,700     10,778
*   Texas Capital Bancshares, Inc.                           1,515     63,115
*   Virtus Investment Partners, Inc.                           100     19,100
#*  Walker & Dunlop, Inc.                                      338      6,020
#   Westamerica BanCorp.                                       195      8,461
*   Western Alliance Bancorp                                16,557    243,553
#   Westwood Holdings Group, Inc.                              412     18,004
#*  World Acceptance Corp.                                     644     57,226
                                                                   ----------
Total Financials                                                    4,119,119
                                                                   ----------
Health Care -- (7.7%)
#   Air Methods Corp.                                        7,392    270,473
#*  Akorn, Inc.                                             18,266    274,903
*   AMN Healthcare Services, Inc.                            7,720    105,996
#   Analogic Corp.                                           1,078     85,679
*   ArthroCare Corp.                                         4,276    148,163
#   Atrion Corp.                                               385     77,150
*   BioScrip, Inc.                                           2,444     33,874
*   Cambrex Corp.                                            1,817     22,694
    Cantel Medical Corp.                                     2,529     79,942
*   Capital Senior Living Corp.                              1,119     27,147
*   Charles River Laboratories International, Inc.           9,175    399,021
    Chemed Corp.                                             3,649    297,831
#   Computer Programs & Systems, Inc.                        2,110    110,691
*   Corvel Corp.                                             1,536     72,914

                                     1688

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (Continued)
*   Cyberonics, Inc.                                         5,263 $  228,519
*   Emeritus Corp.                                           7,458    191,671
#   Ensign Group, Inc. (The)                                 1,633     56,943
#*  ExamWorks Group, Inc.                                    6,263    113,360
*   Haemonetics Corp.                                        9,833    378,571
*   Hanger, Inc.                                               371     11,275
    Hi-Tech Pharmacal Co., Inc.                                 28        926
    Hill-Rom Holdings, Inc.                                 11,490    391,464
#*  HMS Holdings Corp.                                      16,576    417,881
#*  ICU Medical, Inc.                                        2,755    165,989
*   Impax Laboratories, Inc.                                 2,766     48,405
#*  Integra LifeSciences Holdings Corp.                      1,461     51,179
*   IPC The Hospitalist Co., Inc.                            2,987    136,267
    Landauer, Inc.                                             427     23,856
*   Lannett Co., Inc.                                        4,848     56,285
*   Luminex Corp.                                              914     15,200
    Masimo Corp.                                            10,926    219,176
*   MedAssets, Inc.                                          3,688     69,076
*   Medicines Co. (The)                                     10,401    351,138
#   Meridian Bioscience, Inc.                                2,645     53,667
*   MWI Veterinary Supply, Inc.                              2,436    286,742
*   Myriad Genetics, Inc.                                   15,344    427,330
#   National Research Corp.                                    300     17,985
*   Orthofix International NV                                  104      3,370
#   Owens & Minor, Inc.                                     12,054    392,599
*   PAREXEL International Corp.                             11,071    453,357
    Quality Systems, Inc.                                   11,337    202,592
#   Questcor Pharmaceuticals, Inc.                           3,434    105,561
*   Santarus, Inc.                                          12,170    223,563
*   Skilled Healthcare Group, Inc. Class A                   4,431     31,194
#   STERIS Corp.                                             6,271    260,811
#*  Team Health Holdings, Inc.                               3,355    125,074
    Techne Corp.                                             5,316    340,968
*   Thoratec Corp.                                           3,466    125,469
#   US Physical Therapy, Inc.                                1,880     44,857
    Utah Medical Products, Inc.                                400     17,732
*   Vanguard Health Systems, Inc.                           14,724    215,412
*   Vascular Solutions, Inc.                                   715     11,376
    West Pharmaceutical Services, Inc.                       3,802    242,796
                                                                   ----------
Total Health Care                                                   8,516,114
                                                                   ----------
Industrials -- (12.8%)
#   AAON, Inc.                                               1,200     34,092
#*  Acacia Research Corp.                                    2,445     58,240
#   Actuant Corp. Class A                                    3,177     99,440
*   Advisory Board Co. (The)                                   951     46,742
    Allegiant Travel Co.                                     3,682    331,012
#   Altra Holdings, Inc.                                     5,123    136,528
    American Railcar Industries, Inc.                        1,356     48,423
    American Science & Engineering, Inc.                     1,115     71,895
*   American Woodmark Corp.                                    730     24,565
    Apogee Enterprises, Inc.                                 5,424    138,204
    Applied Industrial Technologies, Inc.                    8,018    338,760

                                     1689

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Argan, Inc.                                              1,923 $ 34,037
    AZZ, Inc.                                                4,832  204,345
    Barrett Business Services, Inc.                          1,337   70,781
*   Beacon Roofing Supply, Inc.                              9,228  351,864
    Belden, Inc.                                             6,677  329,977
*   Blount International, Inc.                               5,178   71,922
    Brink's Co. (The)                                        9,114  241,612
*   CAI International, Inc.                                  1,294   32,984
#*  Casella Waste Systems, Inc. Class A                      2,529   11,026
    Ceco Environmental Corp.                                 2,300   26,703
    Celadon Group, Inc.                                        500    8,395
*   Chart Industries, Inc.                                   1,640  139,088
    Coleman Cable, Inc.                                      3,363   50,445
*   Columbus McKinnon Corp.                                  1,058   19,869
*   Commercial Vehicle Group, Inc.                           1,669   11,700
    Con-way, Inc.                                           10,664  360,443
    Corporate Executive Board Co. (The)                      6,256  352,588
    Cubic Corp.                                                 84    3,609
    Deluxe Corp.                                             9,670  368,814
*   DigitalGlobe, Inc.                                      14,027  409,448
#*  DXP Enterprises, Inc.                                    2,692  180,041
#*  Echo Global Logistics, Inc.                              4,439   77,017
    Exelis, Inc.                                             9,356  104,507
    Exponent, Inc.                                           2,500  131,750
*   Federal Signal Corp.                                     5,783   44,876
    Forward Air Corp.                                        1,763   65,037
*   Franklin Covey Co.                                       1,855   26,118
    Franklin Electric Co., Inc.                              3,360  108,763
#   Generac Holdings, Inc.                                   3,713  133,408
*   Goldfield Corp. (The)                                    4,847   15,026
#   Gorman-Rupp Co. (The)                                    1,054   29,776
*   GP Strategies Corp.                                      1,071   23,616
#   Graham Corp.                                               710   17,253
    H&E Equipment Services, Inc.                             6,695  136,310
    Harsco Corp.                                            15,358  335,265
#   Healthcare Services Group, Inc.                         12,998  289,725
#   Heartland Express, Inc.                                 15,946  216,387
    HEICO Corp.                                              2,168   95,414
    HEICO Corp. Class A                                      1,100   37,202
    Herman Miller, Inc.                                     11,138  279,452
#   HNI Corp.                                                4,945  170,256
    Houston Wire & Cable Co.                                 2,300   31,326
*   Hub Group, Inc. Class A                                  7,039  257,979
    Huntington Ingalls Industries, Inc.                      2,145  113,471
#*  Huron Consulting Group, Inc.                             3,415  142,679
    Hyster-Yale Materials Handling, Inc.                       903   47,128
#*  II-VI, Inc.                                              1,800   27,846
#*  InnerWorkings, Inc.                                         49      493
    Insperity, Inc.                                          4,390  121,296
#   Interface, Inc.                                         12,601  210,941
    John Bean Technologies Corp.                             1,729   35,859
#   Kaman Corp.                                              4,250  143,607
    Kaydon Corp.                                             6,108  145,615

                                     1690

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
    Kforce, Inc.                                             1,300 $    19,656
    Knight Transportation, Inc.                              4,451      69,525
    Knoll, Inc.                                              7,797     121,321
#   Lindsay Corp.                                            2,446     187,902
    Manitowoc Co., Inc. (The)                                7,221     135,466
#*  MasTec, Inc.                                            14,586     405,491
    Matson, Inc.                                             2,123      49,975
    Mine Safety Appliances Co.                               5,369     257,712
*   Mistras Group, Inc.                                        947      17,946
    Mueller Industries, Inc.                                 4,561     236,169
    Mueller Water Products, Inc. Class A                    29,104     172,296
*   Nortek, Inc.                                               900      64,674
*   On Assignment, Inc.                                     10,109     245,345
*   Patrick Industries, Inc.                                 1,649      33,409
*   PGT, Inc.                                                2,327      17,918
#*  Polypore International, Inc.                             2,735     114,679
*   Powell Industries, Inc.                                    509      25,063
#   Primoris Services Corp.                                  6,972     153,663
#*  Proto Labs, Inc.                                         4,784     244,367
#   Raven Industries, Inc.                                   2,446      82,063
#*  RBC Bearings, Inc.                                       4,372     210,293
*   Roadrunner Transportation Systems, Inc.                  6,567     147,823
    RR Donnelley & Sons Co.                                 34,343     422,762
*   Saia, Inc.                                               3,075     125,829
*   Spirit Airlines, Inc.                                   13,812     368,780
*   Standard Parking Corp.                                     500      10,745
    Standex International Corp.                                728      38,511
    Steelcase, Inc. Class A                                 16,173     205,397
    Sun Hydraulics Corp.                                     1,425      46,669
#*  Swift Transportation Co.                                16,601     232,746
*   Taser International, Inc.                                9,965      87,792
#*  Team, Inc.                                               3,485     135,079
    Tennant Co.                                              1,044      49,924
#   Textainer Group Holdings, Ltd.                           6,267     242,345
*   Thermon Group Holdings, Inc.                               865      16,954
    Titan International, Inc.                                3,311      73,868
#*  Trex Co., Inc.                                           1,206      58,708
*   Trimas Corp.                                             7,302     222,711
*   TrueBlue, Inc.                                           7,733     160,228
    Twin Disc, Inc.                                            300       6,396
    United Stationers, Inc.                                  2,369      76,921
#*  US Airways Group, Inc.                                   5,185      87,627
    US Ecology, Inc.                                         2,620      71,264
#*  Wabash National Corp.                                   13,036     122,929
    Woodward, Inc.                                             850      30,592
                                                                   -----------
Total Industrials                                                   14,130,523
                                                                   -----------
Information Technology -- (11.2%)
*   ACI Worldwide, Inc.                                      7,513     353,186
*   Actuate Corp.                                            9,083      55,770
*   Acxiom Corp.                                            13,388     266,287
*   Advent Software, Inc.                                    3,019      87,672
#   American Software, Inc. Class A                          2,097      17,426

                                     1691

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
    Anixter International, Inc.                              6,154 $441,488
*   ARRIS Group, Inc.                                        7,006  115,669
#   Badger Meter, Inc.                                       2,303  100,595
#   Blackbaud, Inc.                                          5,336  156,398
#   Booz Allen Hamilton Holding Corp.                       11,924  181,126
#*  Cabot Microelectronics Corp.                             1,852   62,061
*   CalAmp Corp.                                             6,482   72,145
*   Cardtronics, Inc.                                        8,533  239,009
#   Cass Information Systems, Inc.                             293   12,247
#*  Cirrus Logic, Inc.                                       2,644   51,056
    Cognex Corp.                                             8,208  325,858
    Coherent, Inc.                                             962   53,805
    Computer Task Group, Inc.                                1,213   24,891
    Concurrent Computer Corp.                                1,757   12,369
*   CSG Systems International, Inc.                          6,566  141,891
#   Daktronics, Inc.                                         5,913   59,071
#*  Datalink Corp.                                           3,548   39,702
#*  Dice Holdings, Inc.                                     11,156   94,157
#   Diebold, Inc.                                           12,045  352,798
    Digimarc Corp.                                             497   10,904
*   Entegris, Inc.                                           6,911   65,516
*   EPAM Systems, Inc.                                         562   12,083
*   Euronet Worldwide, Inc.                                  9,446  288,386
*   ExlService Holdings, Inc.                                1,820   59,368
    Fair Isaac Corp.                                         6,759  314,834
#*  FARO Technologies, Inc.                                  2,595  100,660
#   FEI Co.                                                  1,604  102,464
    Forrester Research, Inc.                                   696   24,952
*   Global Cash Access Holdings, Inc.                       12,662   90,280
#   Heartland Payment Systems, Inc.                          7,032  231,282
*   Hittite Microwave Corp.                                  6,008  337,109
*   iGATE Corp.                                             10,972  183,123
#   InterDigital, Inc.                                       2,500  111,025
*   Internap Network Services Corp.                         10,109   80,670
*   Itron, Inc.                                              1,396   55,351
#*  Ixia                                                    14,116  232,491
#   j2 Global, Inc.                                          8,751  356,166
    Lender Processing Services, Inc.                        16,170  448,556
*   Lionbridge Technologies, Inc.                            2,582    8,830
#*  Liquidity Services, Inc.                                   867   28,524
    Littelfuse, Inc.                                         2,317  161,773
*   Magnachip Semiconductor Corp.                            2,132   34,197
*   Manhattan Associates, Inc.                               3,738  262,445
    MAXIMUS, Inc.                                            1,393  111,008
*   Measurement Specialties, Inc.                            2,011   86,010
    Mentor Graphics Corp.                                   21,475  392,133
    Mesa Laboratories, Inc.                                    100    4,936
#   Micrel, Inc.                                             7,386   74,303
*   Microsemi Corp.                                          5,021  104,437
    Monotype Imaging Holdings, Inc.                          6,612  153,332
    MTS Systems Corp.                                        1,755  106,967
#*  NETGEAR, Inc.                                            1,000   29,790
#*  Netscout Systems, Inc.                                   7,925  180,769

                                     1692

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
    NIC, Inc.                                               12,326 $   207,570
#*  OpenTable, Inc.                                            785      43,481
*   OSI Systems, Inc.                                          811      46,470
*   PDF Solutions, Inc.                                      1,105      18,907
#   Plantronics, Inc.                                        8,112     355,468
#   Power Integrations, Inc.                                 5,382     222,869
#*  PRGX Global, Inc.                                        1,200       6,708
*   Progress Software Corp.                                  3,304      74,571
#   QAD, Inc. Class A                                          768       9,277
#*  Rogers Corp.                                               200       8,528
*   Sapient Corp.                                           20,233     236,321
*   Silicon Laboratories, Inc.                               7,993     317,402
#*  Stamps.com, Inc.                                         1,081      36,581
*   Synaptics, Inc.                                          1,900      78,337
#*  Synchronoss Technologies, Inc.                           7,400     209,716
#*  Take-Two Interactive Software, Inc.                     17,452     266,318
*   TeleTech Holdings, Inc.                                  5,213     110,985
    Telular Corp.                                            1,067      13,626
*   Travelzoo, Inc.                                            608      15,522
*   Tyler Technologies, Inc.                                 5,984     378,428
    Ubiquiti Networks, Inc.                                  1,306      20,178
#*  Ultratech, Inc.                                          5,188     152,890
*   ValueClick, Inc.                                        14,488     447,100
*   Verint Systems, Inc.                                     9,992     330,136
#*  Virtusa Corp.                                            4,952     109,984
*   Websense, Inc.                                           1,000      17,840
*   XO Group, Inc.                                           1,185      13,343
*   Zebra Technologies Corp. Class A                         8,130     379,265
*   Zix Corp.                                                2,000       7,520
                                                                   -----------
Total Information Technology                                        12,296,692
                                                                   -----------
Materials -- (3.4%)
*   AEP Industries, Inc.                                       398      30,686
#   AMCOL International Corp.                                1,310      40,309
*   American Pacific Corp.                                     500      12,255
    American Vanguard Corp.                                  1,487      42,885
    Buckeye Technologies, Inc.                               1,560      58,640
#*  Calgon Carbon Corp.                                     10,269     174,984
*   Chemtura Corp.                                           5,342     113,571
#*  Flotek Industries, Inc.                                  9,013     144,569
    Globe Specialty Metals, Inc.                             3,035      39,637
#   Hawkins, Inc.                                              560      20,826
#   Haynes International, Inc.                                 810      39,374
    HB Fuller Co.                                            9,584     363,234
*   Headwaters, Inc.                                        13,875     150,683
    Innophos Holdings, Inc.                                  4,157     213,296
    Innospec, Inc.                                           4,443     195,536
    KapStone Paper and Packaging Corp.                       9,041     267,433
    Koppers Holdings, Inc.                                   3,929     172,522
#*  LSB Industries, Inc.                                     1,171      38,245
    Neenah Paper, Inc.                                       2,828      81,333
#*  OMNOVA Solutions, Inc.                                   3,320      22,144
    PolyOne Corp.                                           18,930     426,493

                                     1693

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                         SHARES       VALUE+
                                                        ---------- ------------
Materials -- (Continued)
      Quaker Chemical Corp.                                  2,494 $    153,930
      Schweitzer-Mauduit International, Inc.                 4,277      172,320
      Stepan Co.                                             4,183      238,180
#*    United States Lime & Minerals, Inc.                      276       12,746
#     US Silica Holdings, Inc.                               2,809       57,388
      Wausau Paper Corp.                                     3,024       30,784
#     Worthington Industries, Inc.                          13,429      432,145
                                                                   ------------
Total Materials                                                       3,746,148
                                                                   ------------
Telecommunication Service -- (0.5%)
#     Cogent Communications Group, Inc.                      8,975      257,044
      Consolidated Communications Holdings, Inc.             7,594      139,958
      IDT Corp. Class B                                        113        1,671
      Lumos Networks Corp.                                   3,604       48,618
      NTELOS Holdings Corp.                                    700       10,304
*     Premiere Global Services, Inc.                         4,053       45,515
*     Vonage Holdings Corp.                                    938        2,861
                                                                   ------------
Total Telecommunication Services                                        505,971
                                                                   ------------
TOTAL COMMON STOCKS                                                  63,196,100
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (36.9%)
      State Street Institutional Liquid Reserves        40,723,447   40,723,447
                                                                   ------------

                                                         SHARES/
                                                          FACE
                                                         AMOUNT
                                                          (000)
                                                        ----------
SECURITIES LENDING COLLATERAL -- (5.8%)
(S)@  DFA Short Term Investment Fund                       546,703    6,325,351
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $108,813,863)                  $110,244,898
                                                                   ============

                                     1694

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES  VALUE++
                                                            ------ ----------
COMMON STOCKS -- (90.9%)

AUSTRALIA -- (7.2%)
    ALS Ltd/Queensland                                       1,831 $   18,612
    Amcor, Ltd.                                              8,049     82,662
    BHP Billiton, Ltd. Sponsored ADR                         6,422    431,687
    Brambles, Ltd.                                          14,603    132,212
    carsales.com, Ltd.                                       2,397     24,050
    Coca-Cola Amatil, Ltd.                                   3,401     53,428
#   Cochlear, Ltd.                                             304     20,817
    Computershare, Ltd.                                      2,362     24,332
    CSL, Ltd.                                                1,042     68,098
    Flight Centre, Ltd.                                        635     25,141
    Fortescue Metals Group, Ltd.                             7,604     27,777
#   Iluka Resources, Ltd.                                    4,811     44,696
    Insurance Australia Group, Ltd.                         24,331    146,900
#   James Hardie Industries P.L.C.                           3,538     37,266
#   Leighton Holdings, Ltd.                                  2,037     42,306
#   Monadelphous Group, Ltd.                                   597     12,972
    Orica, Ltd.                                                841     19,943
    Platinum Asset Management, Ltd.                          4,203     22,026
    Ramsay Health Care, Ltd.                                   596     19,791
    REA Group, Ltd.                                            491     15,843
    Seek, Ltd.                                               1,734     20,118
    Telstra Corp., Ltd.                                     22,079    114,033
    Woolworths, Ltd.                                         3,337    126,036
    WorleyParsons, Ltd.                                        518     12,246
                                                                   ----------
TOTAL AUSTRALIA                                                     1,542,992
                                                                   ----------

AUSTRIA -- (0.2%)
    Andritz AG                                                 165     10,746
    OMV AG                                                     584     27,433
                                                                   ----------
TOTAL AUSTRIA                                                          38,179
                                                                   ----------

CANADA -- (10.4%)
    Agrium, Inc.                                               500     45,834
    Alamos Gold, Inc.                                          400      5,586
    Alimentation Couche Tard, Inc. Class B                     500     30,379
    Baytex Energy Corp.                                        761     30,029
    BCE, Inc.                                                  900     42,157
    Bombardier, Inc. Class B                                11,200     44,469
    CAE, Inc.                                                2,000     21,619
    Canadian Imperial Bank of Commerce                       1,001     80,100
    Canadian National Railway Co.                            1,501    147,068
    Canadian Oil Sands, Ltd.                                 5,800    113,933
    Canadian Pacific Railway, Ltd.                             200     24,924
    Cenovus Energy, Inc.                                     2,102     62,934
    CI Financial Corp.                                       1,000     28,001
    Constellation Software, Inc.                               100     13,648
#   Dollarama, Inc.                                            300     21,976
    Encana Corp.                                             2,007     37,029
    Finning International, Inc.                              1,100     23,737
    IGM Financial, Inc.                                      1,000     44,558

                                     1695

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
    Imperial Oil, Ltd.                                      1,102  $   43,937
    MacDonald Dettwiler & Associates, Ltd.                    300      21,670
    Manitoba Telecom Services, Inc.                           900      29,177
    Methanex Corp.                                            603      25,555
    Metro, Inc.                                               700      47,470
    National Bank of Canada                                   400      30,235
    Onex Corp.                                                700      34,915
*   Open Text Corp.                                           200      13,078
    Pacific Rubiales Energy Corp.                           2,500      52,856
    Potash Corp. of Saskatchewan, Inc.                      2,404     101,208
    Rogers Communications, Inc. Class B                     1,402      69,161
    Royal Bank of Canada                                    4,099     247,580
    Saputo, Inc.                                              800      41,189
    Shaw Communications, Inc. Class B                       3,500      79,625
    Shoppers Drug Mart Corp.                                1,900      85,094
    SNC-Lavalin Group, Inc.                                   300      12,948
*   TELUS Corp                                              1,002      36,132
    Tim Hortons, Inc.                                       1,600      86,688
    Trilogy Energy Corp.                                      200       5,846
*   Valeant Pharmaceuticals International, Inc.             4,010     305,081
    Vermilion Energy, Inc.                                    700      35,922
                                                                   ----------
TOTAL CANADA                                                        2,223,348
                                                                   ----------
FINLAND -- (0.5%)
    Elisa Oyj                                                 737      13,979
    Kone Oyj Class B                                          713      63,021
    Nokian Renkaat Oyj                                        333      14,466
#   Orion Oyj Class B                                         507      14,570
    Wartsila Oyj Abp                                          138       6,786
                                                                   ----------
TOTAL FINLAND                                                         112,822
                                                                   ----------
FRANCE -- (8.2%)
#   Accor SA                                                1,997      66,124
    Aeroports de Paris                                         65       5,883
    Air Liquide SA                                          1,311     166,099
    Alstom SA                                               3,082     126,572
    Arkema SA                                                 866      81,186
    AtoS                                                      731      50,924
    Bureau Veritas SA                                         419      51,341
#   Carrefour SA                                            4,006     118,975
    Christian Dior SA                                         198      34,559
    Danone SA                                                 751      57,277
    Dassault Systemes SA                                       90      10,987
    Essilor International SA                                1,167     131,489
    European Aeronautic Defence and Space Co. NV            1,251      66,092
    Eutelsat Communications SA                                868      31,363
*   Gemalto NV                                                110       8,992
    Hermes International                                       22       7,429
    Iliad SA                                                  229      52,403
    Imerys SA                                                 156      10,271
    L'Oreal SA                                                346      61,758
    Legrand SA                                              1,079      50,355

                                     1696

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
FRANCE -- (Continued)
    LVMH Moet Hennessy Louis Vuitton SA                        363 $   62,902
    Pernod-Ricard SA                                           276     34,188
    Publicis Groupe SA                                         753     52,362
    Safran SA                                                1,487     73,095
#   Schneider Electric SA                                      682     51,993
    SEB SA                                                     146     10,586
    SES                                                      2,097     65,403
    Societe BIC SA                                              82      8,745
    Sodexo                                                     906     75,768
    Technip SA                                                 538     57,706
    Vinci SA                                                 1,195     57,607
    Zodiac Aerospace                                            67      8,406
                                                                   ----------
TOTAL FRANCE                                                        1,748,840
                                                                   ----------
GERMANY -- (6.4%)
#   BASF SE                                                  2,116    198,084
#   Bayer AG                                                 3,067    320,644
    Brenntag AG                                                112     19,125
    Deutsche Boerse AG                                       1,952    121,992
    Fresenius SE & Co. KGaA                                  1,225    153,680
    Hugo Boss AG                                               188     21,911
    Lanxess AG                                                 830     60,616
    MAN SE                                                     137     15,371
    MTU Aero Engines Holding AG                                257     24,345
    SAP AG                                                     999     79,642
    SAP AG Sponsored ADR                                       425     33,936
    Siemens AG                                               1,904    198,943
    Suedzucker AG                                              542     21,866
    Symrise AG                                                 337     14,405
*   ThyssenKrupp AG                                          3,339     60,532
    United Internet AG                                         735     20,181
                                                                   ----------
TOTAL GERMANY                                                       1,365,273
                                                                   ----------
HONG KONG -- (2.9%)
    AAC Technologies Holdings, Inc.                          8,000     39,211
    ASM Pacific Technology, Ltd.                             2,200     22,703
    BOC Hong Kong Holdings, Ltd.                            14,000     48,156
*   Galaxy Entertainment Group, Ltd.                        18,000     80,460
    Hang Seng Bank, Ltd.                                     3,200     53,643
#   Hong Kong Exchanges and Clearing, Ltd.                   5,300     89,319
    MGM China Holdings, Ltd.                                12,400     29,271
    PCCW, Ltd.                                              98,000     49,682
    Prada SpA                                                1,700     15,164
    Samsonite International SA                              10,200     25,129
    Sands China, Ltd.                                        3,600     18,929
    SJM Holdings, Ltd.                                       9,000     22,838
    Techtronic Industries Co.                               10,500     25,162
    Television Broadcasts, Ltd.                              3,500     26,327
    VTech Holdings, Ltd.                                     1,600     20,386
*   Wynn Macau, Ltd.                                        20,400     62,046
                                                                   ----------
TOTAL HONG KONG                                                       628,426
                                                                   ----------

                                     1697

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
IRELAND -- (0.2%)
    Dragon Oil P.L.C.                                          346 $  3,361
    Kerry Group P.L.C. Class A                                 509   30,052
    Paddy Power P.L.C.                                         156   13,141
                                                                   --------
TOTAL IRELAND                                                        46,554
                                                                   --------

ISRAEL -- (0.3%)
    Bezeq The Israeli Telecommunication Corp., Ltd.         30,450   44,229
    Delek Group, Ltd.                                           28    7,382
    Israel Chemicals, Ltd.                                   1,887   22,487
                                                                   --------
TOTAL ISRAEL                                                         74,098
                                                                   --------
ITALY -- (1.6%)
    Assicurazioni Generali SpA                               2,988   54,877
    Atlantia SpA                                             1,954   34,935
    Eni SpA Sponsored ADR                                    3,010  143,908
    Fiat Industrial SpA                                      3,832   43,272
    Lottomatica Group SpA                                      432   11,021
    Pirelli & C. SpA                                         2,356   24,505
    Prysmian SpA                                               723   14,593
    Saipem SpA                                                 718   20,374
                                                                   --------
TOTAL ITALY                                                         347,485
                                                                   --------
JAPAN -- (19.0%)
    ABC-Mart, Inc.                                             600   22,476
    Air Water, Inc.                                          1,000   16,192
    Anritsu Corp.                                            1,000   14,954
    Asahi Group Holdings, Ltd.                               1,100   27,354
#   Astellas Pharma, Inc.                                      400   23,314
    Benesse Holdings, Inc.                                     300   13,296
    Bridgestone Corp.                                        2,200   83,035
    Canon, Inc.                                              3,900  140,262
    Dai-ichi Life Insurance Co., Ltd. (The)                     39   53,760
    Daihatsu Motor Co., Ltd.                                 3,000   59,510
    Daiichikosho Co., Ltd.                                     500   14,868
#   Daikin Industries, Ltd.                                    500   20,079
    Daikyo, Inc.                                             6,000   23,204
    Dainippon Sumitomo Pharma Co., Ltd.                      1,000   18,367
    Daito Trust Construction Co., Ltd.                         600   58,177
    Daiwa House Industry Co., Ltd.                           1,000   22,602
#   Dena Co., Ltd.                                             700   19,940
    Denso Corp.                                              1,000   44,841
    Don Quijote Co., Ltd.                                      200   10,898
    Dowa Holdings Co., Ltd.                                  3,000   21,503
    Eisai Co., Ltd.                                            500   22,817
    FamilyMart Co., Ltd.                                       400   18,280
    FANUC Corp.                                                500   75,476
    Fast Retailing Co., Ltd.                                   300  110,014
    Fuji Heavy Industries, Ltd.                              2,000   37,751
#   GS Yuasa Corp.                                           3,000   12,718
*   GungHo Online Entertainment, Inc.                            6   56,773
    Hino Motors, Ltd.                                        3,000   45,825

                                     1698

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Hisamitsu Pharmaceutical Co., Inc.                         300 $ 17,640
    Hitachi, Ltd.                                           21,000  134,208
    Honda Motor Co., Ltd.                                    2,900  115,717
    Hoya Corp.                                               2,300   46,084
    IHI Corp.                                                9,000   33,560
    Isuzu Motors, Ltd.                                       4,000   26,657
    Ito En, Ltd.                                               600   14,458
    Izumi Co., Ltd.                                            900   24,285
    Japan Exchange Group, Inc.                                 100   12,275
    Japan Steel Works, Ltd. (The)                            2,000   10,161
    Japan Tobacco, Inc.                                      3,300  124,744
    JGC Corp.                                                2,000   59,263
#   Kakaku.com, Inc.                                           600   15,511
    Kao Corp.                                                2,000   69,156
    Kawasaki Heavy Industries, Ltd.                         15,000   47,834
    Koito Manufacturing Co., Ltd.                            1,000   19,346
    Komatsu, Ltd.                                            3,200   87,674
    Konami Corp.                                               500   11,406
    Kubota Corp.                                             2,000   28,727
    Kuraray Co., Ltd.                                        1,300   19,743
    Kurita Water Industries, Ltd.                              500   10,264
    Lawson, Inc.                                               300   23,620
    M3, Inc.                                                     9   20,356
    Marubeni Corp.                                           3,000   21,535
    McDonald's Holdings Co. Japan, Ltd.                        700   20,418
    Miraca Holdings, Inc.                                      400   19,947
    Mitsubishi Electric Corp.                                6,000   57,200
    Nabtesco Corp.                                             500   11,034
    Nichirei Corp.                                           2,000   11,766
    Nidec Corp.                                                600   40,804
    Nikon Corp.                                                400    8,706
    Nippon Kayaku Co., Ltd.                                  1,000   14,418
    Nippon Paint Co., Ltd.                                   1,000   11,865
#   Nissan Chemical Industries, Ltd.                           900   11,665
    Nissan Motor Co., Ltd.                                   8,700   90,761
    Nitori Holdings Co., Ltd.                                  250   18,861
    Nomura Research Institute, Ltd.                            700   21,086
    NSK, Ltd.                                                3,000   24,269
    NTT Data Corp.                                               5   15,830
*   Olympus Corp.                                            1,700   42,683
    Oracle Corp. Japan                                         300   12,852
    Oriental Land Co., Ltd.                                    200   32,334
    Otsuka Corp.                                               200   20,733
#   Park24 Co., Ltd.                                           700   14,125
    Rakuten, Inc.                                            2,000   21,333
    Rinnai Corp.                                               200   15,903
    Ryohin Keikaku Co., Ltd.                                   300   28,331
    Sanrio Co., Ltd.                                           400   20,084
    Santen Pharmaceutical Co., Ltd.                            200   10,039
    Secom Co., Ltd.                                            300   16,732
    Sega Sammy Holdings, Inc.                                1,300   34,156
    Sekisui Chemical Co., Ltd.                               4,000   50,370

                                     1699

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
JAPAN -- (Continued)
    Seven & I Holdings Co., Ltd.                             1,200 $   46,159
    Shimamura Co., Ltd.                                        300     37,915
    Shimano, Inc.                                              300     26,131
    Shionogi & Co., Ltd.                                     1,100     27,057
    Shiseido Co., Ltd.                                       1,400     20,047
#   Softbank Corp.                                           3,200    158,701
    Sumco Corp.                                              1,200     12,596
    Sumitomo Realty & Development Co., Ltd.                  1,000     47,261
    Sumitomo Rubber Industries, Ltd.                         1,500     27,698
#   Suzuki Motor Corp.                                         700     17,987
#   Sysmex Corp.                                               300     19,347
#   Taiheiyo Cement Corp.                                   10,000     25,971
    Terumo Corp.                                               800     39,744
    Tokyu Land Corp.                                         3,000     36,885
    Toray Industries, Inc.                                   4,000     28,122
    Toshiba Corp.                                           14,000     77,199
    Toyo Suisan Kaisha, Ltd.                                 1,000     33,986
    Toyota Motor Corp. Sponsored ADR                         3,583    416,703
    Toyota Tsusho Corp.                                        600     16,711
    Trend Micro, Inc.                                          400     11,215
    TS Tech Co., Ltd.                                          700     21,257
    Tsumura & Co.                                              400     13,070
#   Unicharm Corp.                                             300     19,398
    USS Co., Ltd.                                              100     12,829
    Yahoo Japan Corp.                                           39     19,597
    Yamato Holdings Co., Ltd.                                1,100     21,219
    Yokogawa Electric Corp.                                  2,300     23,389
    Yokohama Rubber Co., Ltd. (The)                          2,000     26,263
                                                                   ----------
TOTAL JAPAN                                                         4,065,272
                                                                   ----------
NETHERLANDS -- (2.1%)
    ASML Holding NV                                            712     52,982
*   DE Master Blenders 1753 NV                               3,292     52,295
    Fugro NV                                                   128      7,395
#   Heineken NV                                                557     39,422
    Koninklijke Ahold NV                                       688     10,868
    Koninklijke Boskalis Westminster NV                        136      5,674
#   Koninklijke KPN NV                                       1,336      2,799
#   Koninklijke Vopak NV                                       595     32,950
#   Reed Elsevier NV                                         8,318    135,008
    Unilever NV                                              1,224     52,156
#   Wolters Kluwer NV                                        2,553     56,494
                                                                   ----------
TOTAL NETHERLANDS                                                     448,043
                                                                   ----------
NORWAY -- (0.7%)
    Aker Solutions ASA                                       1,140     15,955
    Fred Olsen Energy ASA                                      225      9,816
    Petroleum Geo-Services ASA                               1,200     17,631
    Schibsted ASA                                              219      9,532
    Seadrill, Ltd.                                             275     10,585
    Telenor ASA                                              3,067     69,115

                                     1700

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
NORWAY -- (Continued)
    TGS Nopec Geophysical Co. ASA                              570 $ 20,495
                                                                   --------
TOTAL NORWAY                                                        153,129
                                                                   --------
SINGAPORE -- (1.5%)
    Great Eastern Holdings, Ltd.                             1,000   14,419
    Jardine Cycle & Carriage, Ltd.                           1,000   39,634
    Keppel Corp., Ltd.                                       5,000   43,614
    Keppel REIT                                              1,000    1,227
    SembCorp Industries, Ltd.                               10,000   40,637
    SembCorp Marine, Ltd.                                    4,000   14,053
    Singapore Exchange, Ltd.                                 6,000   36,536
#   Singapore Press Holdings, Ltd.                           4,000   14,496
    Singapore Technologies Engineering, Ltd.                11,000   39,370
    Singapore Telecommunications, Ltd.                      18,000   57,497
    StarHub, Ltd.                                            5,000   19,227
                                                                   --------
TOTAL SINGAPORE                                                     320,710
                                                                   --------
SPAIN -- (2.7%)
    ACS Actividades de Construccion y Servicios SA           1,476   37,908
    Amadeus IT Holding SA Class A                            1,844   54,410
    Distribuidora Internacional de Alimentacion SA           5,336   41,361
    Enagas SA                                                  627   16,698
    Ferrovial SA                                             1,412   23,358
    Gas Natural SDG SA                                       1,226   25,672
*   Grifols SA                                                 312   12,524
    Inditex SA                                                 278   37,309
    Red Electrica Corp. SA                                     379   20,147
    Telefonica SA                                           18,928  277,150
    Zardoya Otis SA                                          1,677   23,430
                                                                   --------
TOTAL SPAIN                                                         569,967
                                                                   --------
SWEDEN -- (2.7%)
#   Alfa Laval AB                                              730   16,091
#   Atlas Copco AB Class A                                   2,843   75,176
    Atlas Copco AB Class B                                   1,182   28,202
    Electrolux AB Series B                                     972   27,664
    Elekta AB Class B                                          745   11,423
    Getinge AB Class B                                         809   24,394
#   Hennes & Mauritz AB Class B                              2,711   96,278
*   Lundin Petroleum AB                                      1,583   38,063
    Millicom International Cellular SA                         468   38,439
    Sandvik AB                                               1,779   25,375
    Scania AB Class B                                        1,351   28,893
    Securitas AB Class B                                     1,352   13,304
#   SKF AB Class B                                           2,228   52,011
    Tele2 AB Class B                                         2,247   38,557
    Volvo AB Class A                                           924   12,756
    Volvo AB Class B                                         3,254   45,100
                                                                   --------
TOTAL SWEDEN                                                        571,726
                                                                   --------

                                     1701

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (6.1%)
    ABB, Ltd.                                                  424 $    9,615
    Actelion, Ltd.                                             381     23,328
    Cie Financiere Richemont SA Class A                      3,149    254,844
*   Dufry AG                                                   138     18,385
#   Galenica AG                                                 31     20,355
    Geberit AG                                                 143     34,947
    Kuehne + Nagel International AG                            191     21,878
    Partners Group Holding AG                                   64     16,420
    Roche Holding AG (7108918)                                  71     17,739
    Roche Holding AG (7110388)                               2,313    579,037
    Schindler Holding AG                                        51      7,470
    SGS SA                                                      26     62,871
    Swisscom AG                                                 95     44,747
    Syngenta AG                                                444    189,818
                                                                   ----------
TOTAL SWITZERLAND                                                   1,301,454
                                                                   ----------
UNITED KINGDOM -- (18.2%)
    Aberdeen Asset Management P.L.C.                         4,583     31,991
    Admiral Group P.L.C.                                     1,250     24,900
    Aggreko P.L.C.                                           2,901     80,417
    Antofagasta P.L.C.                                       4,259     59,762
    AstraZeneca P.L.C. Sponsored ADR                         2,836    147,245
    Babcock International Group P.L.C.                       1,254     20,867
    BHP Billiton P.L.C. ADR                                  3,237    182,988
    British American Tobacco P.L.C. Sponsored ADR            2,858    317,295
    British Sky Broadcasting Group P.L.C.                    7,011     91,884
    BT Group P.L.C.                                         53,311    229,217
    BT Group P.L.C. Sponsored ADR                            3,826    164,556
    Bunzl P.L.C.                                               578     11,498
    Burberry Group P.L.C.                                      769     15,998
    Capita P.L.C.                                            4,674     65,543
    Compass Group P.L.C.                                     7,299     96,128
    Croda International P.L.C.                               1,333     51,386
    Diageo P.L.C. Sponsored ADR                              1,930    235,846
    Experian P.L.C.                                          3,788     66,649
    Fresnillo P.L.C.                                           624     11,279
    G4S P.L.C.                                              12,273     59,740
    GKN P.L.C.                                               9,931     42,509
    GlaxoSmithKline P.L.C. Sponsored ADR                     7,429    383,634
    Hargreaves Lansdown P.L.C.                               1,445     22,007
    IMI P.L.C.                                               2,194     42,292
    Imperial Tobacco Group P.L.C.                           10,561    377,617
    InterContinental Hotels Group P.L.C.                     1,639     48,426
    Intertek Group P.L.C.                                      765     39,355
    ITV P.L.C.                                               6,934     13,559
    Johnson Matthey P.L.C.                                     714     26,934
    Marks & Spencer Group P.L.C.                             9,935     63,239
    Next P.L.C.                                              1,692    114,695
    Petrofac, Ltd.                                             903     18,979
    Reckitt Benckiser Group P.L.C.                             941     68,694
    Reed Elsevier P.L.C.                                    12,881    150,596
    Rio Tinto P.L.C. Sponsored ADR                           3,182    146,563

                                     1702

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
      Shire P.L.C. ADR                                          325 $    30,433
      Smith & Nephew P.L.C.                                   3,270      37,430
      Smiths Group P.L.C.                                     1,657      32,228
      Tate & Lyle P.L.C.                                      1,623      21,299
      TUI Travel P.L.C.                                       4,483      21,919
      Unilever P.L.C. Sponsored ADR                           3,928     170,161
      Weir Group P.L.C. (The)                                   740      25,386
      Whitbread P.L.C.                                          622      24,726
                                                                    -----------
TOTAL UNITED KINGDOM                                                  3,887,870
                                                                    -----------
TOTAL COMMON STOCKS                                                  19,446,188
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

NETHERLANDS -- (0.0%)
#*    Koninklijke KPN NV Rights 05/14/13                      1,336       1,795
                                                                    -----------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)    VALUE+
                                                            ------- -----------
SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@  DFA Short Term Investment Fund                         86,430   1,000,000
@     Repurchase Agreement, Deutsche Bank Securities, Inc.
        0.16%, 05/01/13 (Collateralized by $940,078 FNMA,
        rates ranging from 3.000% to 3.500%, maturities
        ranging from 09/01/32 to 08/01/42, valued at
        $960,798) to be repurchased at $941,963             $   942     941,959
                                                                    -----------
TOTAL SECURITIES LENDING COLLATERAL                                   1,941,959
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $20,321,340)                    $21,389,942
                                                                    ===========

                                     1703

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2013
                                  (UNAUDITED)

                                                            SHARES VALUE++
                                                            ------ -------
COMMON STOCKS -- (89.2%)

AUSTRALIA -- (6.4%)
    Ainsworth Game Technology, Ltd.                          3,531 $13,958
#   Amcom Telecommunications, Ltd.                           6,962  14,592
    AP Eagers, Ltd.                                          2,495  12,552
#   ARB Corp., Ltd.                                          1,722  23,219
    Aristocrat Leisure, Ltd.                                14,311  58,490
#*  Aurora Oil & Gas, Ltd.                                  16,313  51,705
#   Austin Engineering, Ltd.                                 2,240  11,854
    Automotive Holdings Group, Ltd.                          6,355  26,828
    Blackmores, Ltd.                                            58   1,704
#   Breville Group, Ltd.                                     2,014  14,576
    carsales.com, Ltd.                                       5,781  58,002
    Cash Converters International, Ltd.                      8,625  12,620
    Cedar Woods Properties, Ltd.                             2,176  12,500
#   David Jones, Ltd.                                       17,253  53,330
#   Decmil Group, Ltd.                                       4,061   7,870
#   Domino's Pizza Enterprises, Ltd.                         1,684  22,875
    DuluxGroup, Ltd.                                        14,708  71,595
#   Fleetwood Corp., Ltd.                                    1,564  13,875
#   Forge Group, Ltd.                                        2,073  12,438
    GUD Holdings, Ltd.                                       1,989  15,041
#   GWA Group, Ltd.                                          4,149  11,152
    iiNET, Ltd.                                              6,057  38,750
    Imdex, Ltd.                                              6,188   6,338
    Invocare, Ltd.                                           5,369  64,990
    IOOF Holdings, Ltd.                                      1,420  12,988
#   Iress, Ltd.                                              4,068  35,276
    JB Hi-Fi, Ltd.                                           3,701  61,446
    M2 Telecommunications Group, Ltd.                        2,897  16,928
    McMillan Shakespeare, Ltd.                               1,598  25,287
    Medusa Mining, Ltd.                                      4,922  16,764
    Mermaid Marine Australia, Ltd.                          10,567  42,327
#   Miclyn Express Offshore, Ltd.                            3,962   8,053
    Mineral Resources, Ltd.                                  5,136  52,005
#   Monadelphous Group, Ltd.                                 4,527  98,369
#   Myer Holdings, Ltd.                                     28,474  94,835
    Navitas, Ltd.                                            8,081  45,351
    NIB Holdings, Ltd.                                      14,254  34,776
    Northern Star Resources, Ltd.                            8,098   5,739
    Perpetual, Ltd.                                          1,413  60,383
#*  Perseus Mining, Ltd.                                     9,528  13,467
#   Reckon, Ltd.                                               656   1,694
    Reject Shop, Ltd. (The)                                    760  14,019
    Resolute Mining, Ltd.                                   19,709  19,603
    Retail Food Group, Ltd.                                  2,323   9,595
#   SAI Global, Ltd.                                         5,676  20,742
*   Silver Lake Resources, Ltd.                             13,059  14,301
    Sirtex Medical, Ltd.                                       862   8,666
#   SMS Management & Technology, Ltd.                        2,109  10,667
*   Sundance Energy Australia, Ltd.                         12,107  11,692
    Technology One, Ltd.                                       860   1,546
    Tox Free Solutions, Ltd.                                   862   2,931

                                     1704

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRALIA -- (Continued)
#   Troy Resources, Ltd.                                     2,572 $    4,998
#   Webjet, Ltd.                                             2,304     10,472
#   Western Areas, Ltd.                                      3,175      9,123
    Wotif.com Holdings, Ltd.                                 2,322     12,309
                                                                   ----------
TOTAL AUSTRALIA                                                     1,407,206
                                                                   ----------
AUSTRIA -- (0.9%)
#   Lenzing AG                                                 357     29,553
#   Oesterreichische Post AG                                 1,036     45,941
#   RHI AG                                                     781     25,802
    Schoeller-Bleckmann Oilfield Equipment AG                  394     38,539
    Telekom Austria AG                                       8,090     55,494
                                                                   ----------
TOTAL AUSTRIA                                                         195,329
                                                                   ----------
BELGIUM -- (0.8%)
    Arseus NV                                                  465     12,206
    Barco NV                                                   386     34,371
    D'ieteren SA                                               541     24,923
    Econocom Group                                             771      5,807
    EVS Broadcast Equipment SA                                 325     22,020
    Exmar NV                                                 1,163     11,099
    Kinepolis Group NV                                          42      5,476
    Melexis NV                                                 200      4,065
    Mobistar SA                                              1,121     26,727
    Sipef SA                                                    94      7,381
    Tessenderlo Chemie NV                                      568     16,059
    Van de Velde NV                                            222     10,031
                                                                   ----------
TOTAL BELGIUM                                                         180,165
                                                                   ----------
CANADA -- (8.8%)
#   AG Growth International, Inc.                              400     12,725
    Alamos Gold, Inc.                                        6,000     83,796
*   Argonaut Gold, Inc.                                      5,500     34,830
    AutoCanada, Inc.                                           500     11,216
*   B2Gold Corp.                                            26,300     66,047
    Badger Daylighting, Ltd.                                   500     21,946
*   Bauer Performance Sports, Ltd.                             600      6,903
*   Bellatrix Exploration, Ltd.                              4,000     25,053
    Bird Construction, Inc.                                  1,200     15,568
#   Black Diamond Group, Ltd.                                1,700     35,723
    BMTC Group, Inc. Class A                                   100      1,489
    Bonterra Energy Corp.                                    1,000     49,074
#   Canadian Energy Services & Technology Corp.              1,600     19,646
#   Canexus Corp.                                            5,900     55,226
    Canfor Pulp Products, Inc.                                 800      7,520
#   Canyon Services Group, Inc.                              1,500     15,619
    CCL Industries, Inc. Class B                             1,100     68,744
    CML HealthCare, Inc.                                     2,700     20,717
    Computer Modelling Group, Ltd.                             900     18,010
#*  Copper Mountain Mining Corp.                             3,000      6,015
#   Davis + Henderson Corp.                                  1,800     42,059

                                     1705

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
*   DeeThree Exploration, Ltd.                              2,100  $   16,342
#   DirectCash Payments, Inc.                                 200       5,360
*   Dominion Diamond Corp.                                  2,129      33,749
*   Endeavour Silver Corp.                                  3,000      15,663
    Evertz Technologies, Ltd.                                 300       4,660
#   Extendicare Inc/US                                      2,600      14,530
*   First Majestic Silver Corp.                             5,600      69,038
*   FirstService Corp.                                      1,300      43,009
*   Fortuna Silver Mines, Inc.                              3,800      11,844
    Gluskin Sheff + Associates, Inc.                          400       7,067
*   Great Canadian Gaming Corp.                             1,200      11,185
    Horizon North Logistics, Inc.                           2,200      12,993
*   Imax Corp.                                              2,800      71,567
    Intertape Polymer Group, Inc.                           1,200      13,341
    MacDonald Dettwiler & Associates, Ltd.                  1,000      72,232
    Maple Leaf Foods, Inc.                                  3,680      48,655
#   Medical Facilities Corp.                                  400       5,952
#   Mullen Group, Ltd.                                      3,400      73,774
*   Norbord, Inc.                                             700      23,346
    North West Co., Inc. (The)                              1,300      32,802
#   Northland Power, Inc.                                   3,700      71,800
#   Parkland Fuel Corp.                                     3,200      52,886
#   Pason Systems, Inc.                                     2,360      40,409
    Premium Brands Holdings Corp.                             600      11,167
    Richelieu Hardware, Ltd.                                  200       7,871
    Ritchie Bros Auctioneers, Inc.                          3,300      66,822
    Rogers Sugar, Inc.                                      1,500       9,335
#   Russel Metals, Inc.                                     1,900      51,392
    Stantec, Inc.                                           2,000      85,523
    Stella-Jones, Inc.                                        300      24,254
#   Student Transportation, Inc.                            1,400       9,060
    Superior Plus Corp.                                     5,038      65,010
    Toromont Industries, Ltd.                               3,200      70,515
    TransForce, Inc.                                        3,200      63,146
#*  TransGlobe Energy Corp.                                 2,300      18,218
    Vicwest, Inc.                                             400       4,371
    Wajax Corp.                                               600      20,535
    Westshore Terminals Investment Corp.                    1,700      48,935
    Winpak, Ltd.                                              500       9,301
                                                                   ----------
TOTAL CANADA                                                        1,935,585
                                                                   ----------
DENMARK -- (1.0%)
    ALK-Abello A.S.                                            56       4,131
    Ambu A.S. Class B                                         200       7,078
#*  Bang & Olufsen A.S.                                       583       4,867
    FLSmidth & Co. A.S.                                       128       7,460
    GN Store Nord A.S.                                      5,526     101,067
    Ringkjoebing Landbobank A.S.                               60       9,868
    Rockwool International A.S. Class B                       278      36,790
#   Royal UNIBREW A.S.                                        218      19,745

                                     1706

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
DENMARK -- (Continued)
    SimCorp A.S.                                               131 $ 38,293
                                                                   --------
TOTAL DENMARK                                                       229,299
                                                                   --------

FINLAND -- (2.5%)
    Alma Media Oyj                                             294    1,332
    Elisa Oyj                                                6,935  131,543
    Konecranes Oyj                                           1,311   47,678
    Lassila & Tikanoja Oyj                                     372    6,588
    Orion Oyj Class A                                          115    3,288
    Orion Oyj Class B                                        1,314   37,761
#   Outotec Oyj                                              7,874  115,196
    PKC Group Oyj                                              341    8,395
    Ramirent Oyj                                             1,308   12,976
    Tieto Oyj                                                2,398   51,431
    Tikkurila Oyj                                            1,509   32,414
    Uponor Oyj                                               1,747   25,881
    Vacon P.L.C.                                               338   23,230
    YIT Oyj                                                  3,099   58,668
                                                                   --------
TOTAL FINLAND                                                       556,381
                                                                   --------
FRANCE -- (3.4%)
    Alten SA                                                   903   32,584
#*  Altran Technologies SA                                   3,068   24,153
    Assystem                                                   239    5,082
    BioMerieux                                                 442   42,052
    Boiron SA                                                  168    9,514
#*  Bull                                                     1,510    4,838
*   Derichebourg SA                                          2,593   10,523
    Etablissements Maurel et Prom                            3,571   60,860
    Eurofins Scientific                                        319   69,336
*   GameLoft SE                                              1,435    9,639
#   Ingenico                                                 1,626  109,233
#   Interparfums SA                                            131    4,177
    Ipsen SA                                                   946   33,854
    Metropole Television SA                                  1,716   28,753
#   Neopost SA                                               1,311   86,418
#   Plastic Omnium SA                                          704   34,402
    Sartorius Stedim Biotech                                   152   21,538
    Sechilienne-Sidec                                          566   10,441
    Societe d'Edition de Canal +                               749    5,246
    Sopra Group SA                                             125    9,621
    Stallergenes SA                                             98    6,303
    Stef                                                        43    2,248
*   Technicolor SA                                          12,363   51,528
    Thermador Groupe                                            49    3,696
    Total Gabon                                                 10    6,130
    Vilmorin & Cie                                             143   18,291
    Virbac SA                                                  170   34,693
                                                                   --------
TOTAL FRANCE                                                        735,153
                                                                   --------

                                     1707

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------- --------
GERMANY -- (4.1%)
    Amadeus Fire AG                                             192 $ 11,436
    Bertrandt AG                                                141   16,245
    Bijou Brigitte AG                                           127   12,707
    Borussia Dortmund GmbH & Co. KGaA                           831    3,587
    CANCOM SE                                                   537   11,741
    Carl Zeiss Meditec AG                                       971   29,765
    Cewe Color Holding AG                                       239   10,422
    Comdirect Bank AG                                           239    2,534
    CompuGroup Medical AG                                       314    7,239
    CTS Eventim AG                                              568   21,958
*   Dialog Semiconductor P.L.C.                               1,852   22,062
    Draegerwerk AG & Co. KGaA                                    40    4,261
    Drillisch AG                                              1,283   25,963
    Duerr AG                                                    340   38,755
    ElringKlinger AG                                            958   31,330
    Freenet AG                                                2,336   58,243
    Gerresheimer AG                                           1,381   78,908
    Gerry Weber International AG                                694   30,482
    GFK SE                                                       66    3,766
    Hamburger Hafen und Logistik AG                             741   15,954
*   KUKA AG                                                   1,129   51,115
    KWS Saat AG                                                  85   31,948
    LPKF Laser & Electronics AG                                 493   13,005
    Nemetschek AG                                               227   13,733
    NORMA Group AG                                            1,193   42,139
    Pfeiffer Vacuum Technology AG                               418   50,866
    Rational AG                                                 108   33,528
    Schaltbau Holding AG                                        103    5,085
#   Software AG                                               2,831   99,214
    STRATEC Biomedical AG                                        53    2,390
    Takkt AG                                                    104    1,737
*   Tipp24 SE                                                   148    8,601
    Tom Tailor Holding AG                                       145    3,092
    Vossloh AG                                                  173   18,920
    Wincor Nixdorf AG                                         1,099   57,967
    Wirecard AG                                                 820   22,043
                                                                    --------
TOTAL GERMANY                                                        892,741
                                                                    --------
HONG KONG -- (1.9%)
    Cafe de Coral Holdings, Ltd.                             12,000   38,134
    Chow Sang Sang Holdings International, Ltd.              10,000   27,122
    Emperor Watch & Jewellery, Ltd.                         110,000   11,227
#   Giordano International, Ltd.                             40,000   40,198
    Hutchison Telecommunications Hong Kong Holdings, Ltd.    46,000   24,440
    IT, Ltd.                                                 16,000    5,844
    Johnson Electric Holdings, Ltd.                          35,500   24,140
#   Luk Fook Holdings International, Ltd.                    10,000   28,509
    Pacific Textile Holdings, Ltd.                           16,000   19,769
    Pico Far East Holdings, Ltd.                             38,000   13,818
    SA SA International Holdings, Ltd.                       30,000   31,434
    SmarTone Telecommunications Holdings, Ltd.               11,500   20,515
    Stella International Holdings, Ltd.                      16,500   48,717

                                     1708

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
HONG KONG -- (Continued)
    Trinity, Ltd.                                           16,000 $  6,298
    Vitasoy International Holdings, Ltd.                    28,000   34,117
    Xinyi Glass Holdings, Ltd.                              54,000   37,033
                                                                   --------
TOTAL HONG KONG                                                     411,315
                                                                   --------
IRELAND -- (1.1%)
    C&C Group P.L.C.                                        10,489   65,157
    DCC P.L.C.                                               3,137  114,748
    Glanbia P.L.C.                                           3,974   53,240
                                                                   --------
TOTAL IRELAND                                                       233,145
                                                                   --------
ISRAEL -- (0.6%)
    Cellcom Israel, Ltd.                                     1,611   15,616
    Delek Automotive Systems, Ltd.                             448    4,810
    Elbit Systems, Ltd.                                        312   13,023
    Frutarom Industries, Ltd.                                1,123   16,599
*   Given Imaging, Ltd.                                        333    5,285
    Osem Investments, Ltd.                                     718   14,538
    Partner Communications Co., Ltd.                         2,315   16,025
*   Paz Oil Co., Ltd.                                          149   23,250
    Shikun & Binui, Ltd.                                     3,272    6,853
    Strauss Group, Ltd.                                        592    8,721
                                                                   --------
TOTAL ISRAEL                                                        124,720
                                                                   --------
ITALY -- (2.5%)
    Amplifon SpA                                             2,845   14,658
    Ansaldo STS SpA                                          4,188   43,280
    Autogrill SpA                                            5,057   65,487
    Azimut Holding SpA                                       4,667   86,858
    Banca Generali SpA                                       1,601   33,042
    Banca Popolare di Sondrio SCARL                          9,807   56,923
    Brembo SpA                                                 851   13,940
    Danieli & C Officine Meccaniche SpA                        452   11,535
    De'Longhi SpA                                              874   13,264
#   DiaSorin SpA                                               712   26,725
    Indesit Co. SpA                                          1,371   10,786
    Interpump Group SpA                                      2,082   18,335
    MARR SpA                                                   903   10,892
    Mediaset SpA                                            22,584   58,478
    Piaggio & C SpA                                          7,170   18,426
*   RCS MediaGroup SpA                                       4,814    4,672
    Recordati SpA                                            2,704   27,872
    Societa Iniziative Autostradali e Servizi SpA            1,413   12,801
*   Yoox SpA                                                 1,461   27,430
                                                                   --------
TOTAL ITALY                                                         555,404
                                                                   --------
JAPAN -- (20.2%)
    Accordia Golf Co., Ltd.                                     38   43,172
    Aderans Co., Ltd.                                        1,000   16,721
#   Aeon Delight Co., Ltd.                                     800   16,568
    Ai Holdings Corp.                                        1,000   10,003

                                     1709

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Aica Kogyo Co., Ltd.                                     2,000 $40,286
#   Ain Pharmaciez, Inc.                                       400  19,554
#   Akebono Brake Industry Co., Ltd.                         3,100  14,922
    Alps Electric Co., Ltd.                                  6,200  47,264
    Amano Corp.                                              1,500  16,083
    Arcs Co., Ltd.                                             600  11,904
    Ariake Japan Co., Ltd.                                     600  13,787
    Arnest One Corp.                                         1,700  39,011
    Asahi Diamond Industrial Co., Ltd.                         800   8,384
    Asahi Holdings, Inc.                                       700  14,171
    Asahi Intecc Co., Ltd.                                     500  29,615
    ASKUL Corp.                                              1,000  17,792
#   Avex Group Holdings, Inc.                                1,300  37,110
    Canon Electronics, Inc.                                    800  16,289
    Capcom Co., Ltd.                                         1,800  29,567
    Chiyoda Co., Ltd.                                          900  25,982
    Cocokara fine, Inc.                                        400  15,123
    Colowide Co., Ltd.                                       2,000  20,062
    CREATE SD HOLDINGS Co., Ltd.                               100   4,439
    Daikyo, Inc.                                            12,000  46,409
    Daio Paper Corp.                                         2,000  12,004
    Doshisha Co., Ltd.                                       1,000  15,773
    Dr Ci:Labo Co., Ltd.                                         5  15,204
    DTS Corp.                                                  800  13,375
    Enplas Corp.                                               400  23,234
#   EPS Corp.                                                    8  12,678
    FCC Co., Ltd.                                            1,000  25,351
    Foster Electric Co., Ltd.                                  900  12,282
    FP Corp.                                                   300  19,899
#   Fuji Kyuko Co., Ltd.                                     1,000   9,398
    Fuji Oil Co. Ltd/Osaka                                   1,400  22,205
    Fuji Seal International, Inc.                              600  16,921
#   Fujibo Holdings, Inc.                                    4,000  11,234
    Fujimori Kogyo Co., Ltd.                                   500  15,967
    Fujitec Co., Ltd.                                        3,000  32,524
    Fujitsu General, Ltd.                                    2,000  19,551
    Geo Holdings Corp.                                          13  15,540
    GMO internet, Inc.                                       2,600  34,038
#   HAJIME CONSTRUCTION Co., Ltd.                              500  32,665
*   Haseko Corp.                                            34,000  49,670
#   Hazama Ando Corp.                                        4,300  10,137
    Hitachi Kokusai Electric, Inc.                           2,000  23,554
    Hitachi Zosen Corp.                                     31,000  51,546
    Hogy Medical Co., Ltd.                                     600  36,931
#   Hokuto Corp.                                               900  17,340
    Horiba, Ltd.                                             1,500  54,232
#   Iino Kaiun Kaisha, Ltd.                                  2,900  20,180
    Internet Initiative Japan, Inc.                            900  36,418
    Iseki & Co., Ltd.                                        6,000  21,849
    Iwatani Corp.                                            5,000  22,329
    Japan Airport Terminal Co., Ltd.                         1,700  26,258
    Japan Aviation Electronics Industry, Ltd.                3,000  25,998

                                     1710

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Jin Co., Ltd.                                              400 $23,666
    Joshin Denki Co., Ltd.                                   1,000   8,962
    JVC Kenwood Corp.                                        5,300  13,723
    Kanamoto Co., Ltd.                                       2,000  46,174
*   Kanematsu Corp.                                          9,000  12,482
    Kansai Urban Banking Corp.                              10,000  13,660
#*  Kappa Create Holdings Co., Ltd.                            500   9,396
    Kintetsu World Express, Inc.                               600  21,609
    Kinugawa Rubber Industrial Co., Ltd.                     2,000  10,477
    Kitz Corp.                                               3,400  19,650
    Komeri Co., Ltd.                                         1,400  43,535
    KYB Co., Ltd.                                            6,000  32,788
    Kyowa Exeo Corp.                                         3,100  36,601
*   Leopalace21 Corp.                                        5,900  32,700
    Lintec Corp.                                             1,700  30,953
    Maeda Road Construction Co., Ltd.                        1,000  15,129
    Mandom Corp.                                               700  25,633
    Maruha Nichiro Holdings, Inc.                           13,000  25,996
    Matsumotokiyoshi Holdings Co., Ltd.                      1,200  34,350
*   Matsuya Co., Ltd.                                          700  13,781
*   Megachips Corp.                                            800  12,135
    Megane TOP Co., Ltd.                                     1,000  14,411
    Megmilk Snow Brand Co., Ltd.                               900  13,835
    Meidensha Corp.                                          8,000  23,917
    Meitec Corp.                                             1,300  33,501
    Milbon Co., Ltd.                                           400  15,175
    Minebea Co., Ltd.                                       13,000  41,548
    Mitsubishi Pencil Co., Ltd.                                700  14,824
#   Mitsui-Soko Co., Ltd.                                    5,000  34,086
    Mochida Pharmaceutical Co., Ltd.                         3,000  39,890
    MonotaRO Co., Ltd.                                       1,200  30,578
    Mori Seiki Co., Ltd.                                     1,900  23,877
    Moshi Moshi Hotline, Inc.                                  900  13,329
    Musashi Seimitsu Industry Co., Ltd.                        900  21,743
#   Nachi-Fujikoshi Corp.                                    6,000  26,816
    Nagaileben Co., Ltd.                                       800  13,691
    Nakanishi, Inc.                                            200  25,564
#   NEC Mobiling, Ltd.                                         400  22,766
    NEC Networks & System Integration Corp.                    600  13,156
    NET One Systems Co., Ltd.                                3,100  27,193
    Nichi-iko Pharmaceutical Co., Ltd.                         900  21,780
    Nichias Corp.                                            4,000  24,444
    Nichii Gakkan Co.                                        1,800  18,325
    Nifco, Inc.                                              1,700  38,815
    Nihon Kohden Corp.                                         700  26,881
    Nihon M&A Center, Inc.                                     300  15,825
    Nihon Nohyaku Co., Ltd.                                  2,000  19,025
    Nihon Parkerizing Co., Ltd.                              2,000  40,738
    Nihon Unisys, Ltd.                                       2,000  17,181
    Nikkiso Co., Ltd.                                        2,000  28,343
    Nippon Coke & Engineering Co., Ltd.                      9,500  12,322
    Nippon Gas Co., Ltd.                                       500   6,224

                                     1711

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       2,000 $19,156
#   Nissin Electric Co., Ltd.                                2,000   9,952
    Nissin Kogyo Co., Ltd.                                   1,400  30,959
*   Nitto Boseki Co., Ltd.                                   7,000  24,690
    Nitto Kogyo Corp.                                        1,000  14,900
    Noritz Corp.                                               300   6,365
    NS Solutions Corp.                                         600  12,223
    Okabe Co., Ltd.                                          2,000  20,730
*   Oki Electric Industry Co., Ltd.                         30,000  57,739
    Okinawa Cellular Telephone Co.                             600  16,902
#   OKUMA Corp.                                              6,000  46,964
    OSG Corp.                                                2,300  34,994
    Paramount Bed Holdings Co., Ltd.                           600  22,772
    Penta-Ocean Construction Co., Ltd.                      12,000  30,858
    Pigeon Corp.                                               800  68,823
    Pilot Corp.                                                  5  20,368
    Plenus Co., Ltd.                                           900  16,312
    Point, Inc.                                                770  37,406
    Press Kogyo Co., Ltd.                                    4,000  20,462
    Relo Holdings, Inc.                                        400  22,489
    Resorttrust, Inc.                                          600  20,445
    Saizeriya Co., Ltd.                                      1,200  16,993
    Sanden Corp.                                             5,000  20,929
    Sanken Electric Co., Ltd.                                5,000  23,412
    Sankyu, Inc.                                            10,000  44,696
    Sanwa Holdings Corp.                                     9,000  54,617
    Sapporo Holdings, Ltd.                                  13,000  59,185
    Sato Holdings Corp.                                        900  18,870
    Seiko Holdings Corp.                                     6,000  35,223
    Seria Co., Ltd.                                            900  21,974
    Ship Healthcare Holdings, Inc.                             800  30,793
    Showa Corp.                                              2,000  29,035
    St Marc Holdings Co., Ltd.                                 200   9,812
#   Starbucks Coffee Japan, Ltd.                                15  12,329
    Start Today Co., Ltd.                                    1,300  19,683
    Sumitomo Osaka Cement Co., Ltd.                          2,000   5,995
    Sumitomo Real Estate Sales Co., Ltd.                       350  24,355
    Tachi-S Co., Ltd.                                          900  16,619
    Tadano, Ltd.                                             5,000  62,588
    Taiyo Holdings Co., Ltd.                                   800  25,286
    Taiyo Yuden Co., Ltd.                                    3,900  56,493
    Takuma Co., Ltd.                                         2,000  12,135
#   Tamron Co., Ltd.                                           600  13,161
#   Tatsuta Electric Wire and Cable Co., Ltd.                2,000  14,302
    Tokai Corp/Gifu                                            400  12,228
    Token Corp.                                                250  16,116
    Tokyo Dome Corp.                                         8,000  61,810
    Tokyo Seimitsu Co., Ltd.                                 1,100  24,210
    Tokyu Livable, Inc.                                        900  22,067
#   Tomy Co., Ltd.                                           2,400  11,975
    Topcon Corp.                                             2,200  24,616
    Toshiba Machine Co., Ltd.                                5,000  30,575

                                     1712

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES  VALUE++
                                                            ------ ----------
JAPAN -- (Continued)
    Toshiba Plant Systems & Services Corp.                   2,000 $   27,080
    Towa Pharmaceutical Co., Ltd.                              200      9,922
    Toyo Ink SC Holdings Co., Ltd.                           4,000     18,662
    Toyo Tire & Rubber Co., Ltd.                             8,000     43,050
    Toyobo Co., Ltd.                                        34,000     59,338
    TS Tech Co., Ltd.                                        1,800     54,661
    Tsubakimoto Chain Co.                                    6,000     32,152
    Tsugami Corp.                                            2,000     10,285
#   Unipres Corp.                                            1,300     28,934
    United Arrows, Ltd.                                        600     23,263
    Valor Co., Ltd.                                            700     13,246
    Wacom Co., Ltd.                                             14     64,168
    WATAMI Co., Ltd.                                           700     12,770
    Xebio Co., Ltd.                                          1,000     23,573
    Yamazen Corp.                                            1,400      8,916
    Yoshinoya Holdings Co., Ltd.                                18     20,979
    Yuasa Trading Co., Ltd.                                  8,000     16,928
    Zenrin Co., Ltd.                                           800     10,340
    Zensho Holdings Co., Ltd.                                3,000     39,777
                                                                   ----------
TOTAL JAPAN                                                         4,419,341
                                                                   ----------
NETHERLANDS -- (2.0%)
    Aalberts Industries NV                                   2,754     61,808
    Arcadis NV                                               2,110     58,335
    ASM International NV                                     2,114     70,615
    Brunel International NV                                    284     12,042
    Nutreco NV                                               1,449    137,780
#*  Royal Imtech NV                                          2,089     23,290
    Sligro Food Group NV                                       132      4,352
    TKH Group NV                                             1,195     32,479
    Unit4 NV                                                   955     32,548
                                                                   ----------
TOTAL NETHERLANDS                                                     433,249
                                                                   ----------
NEW ZEALAND -- (0.8%)
    Fisher & Paykel Healthcare Corp., Ltd.                  15,083     34,293
    Freightways, Ltd.                                        4,101     15,826
    Mainfreight, Ltd.                                        2,498     22,574
    SKYCITY Entertainment Group, Ltd.                       24,016     91,865
                                                                   ----------
TOTAL NEW ZEALAND                                                     164,558
                                                                   ----------
NORWAY -- (1.0%)
*   Algeta ASA                                               1,319     44,823
#   Atea ASA                                                   740      7,999
#*  DNO International ASA                                   18,324     32,121
#   Ekornes ASA                                                223      3,572
    Kvaerner ASA                                             3,131      5,285
    Leroey Seafood Group ASA                                   269      8,453
*   Nordic Semiconductor ASA                                 1,397      4,246
*   Norwegian Air Shuttle A.S.                                 610     29,338
    Opera Software ASA                                       2,092     14,257
#*  Salmar ASA                                                 627      6,309

                                     1713

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
NORWAY -- (Continued)
#   Tomra Systems ASA                                        5,295 $ 49,641
    Veidekke ASA                                             1,879   14,837
                                                                   --------
TOTAL NORWAY                                                        220,881
                                                                   --------
PORTUGAL -- (0.3%)
#   Altri SGPS SA                                            4,416   11,416
#*  Banco BPI SA                                            12,814   18,399
    Portucel SA                                              1,079    3,908
    Semapa-Sociedade de Investimento e Gestao                1,348   12,738
    Sonae                                                    7,785    7,559
    Zon Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS SA                                     4,063   18,222
                                                                   --------
TOTAL PORTUGAL                                                       72,242
                                                                   --------
SINGAPORE -- (1.2%)
*   Biosensors International Group, Ltd.                    27,000   26,376
    Boustead Singapore, Ltd.                                13,000   14,365
#   Cosco Corp. Singapore, Ltd.                             24,000   17,111
    CSE Global, Ltd.                                        16,000   10,963
    CWT, Ltd.                                               10,000   13,778
    Ezion Holdings, Ltd.                                    21,000   34,894
    Fragrance Group, Ltd.                                   47,000    9,361
    Goodpack, Ltd.                                           9,000   12,281
    Hyflux, Ltd.                                            13,000   14,487
    OSIM International, Ltd.                                 7,000   11,367
    Raffles Medical Group, Ltd.                              7,000   19,437
    Singapore Post, Ltd.                                    48,000   50,302
    Super Group, Ltd.                                        7,000   22,381
                                                                   --------
TOTAL SINGAPORE                                                     257,103
                                                                   --------
SPAIN -- (2.2%)
#   Bolsas y Mercados Espanoles SA                           2,810   76,270
    Construcciones y Auxiliar de Ferrocarriles SA               34   13,421
    Duro Felguera SA                                         1,605   11,430
    Indra Sistemas SA                                        4,806   64,663
*   Jazztel P.L.C.                                           9,315   70,036
    Obrascon Huarte Lain SA                                  1,115   41,237
    Prosegur Cia de Seguridad SA                             6,372   35,619
    Tecnicas Reunidas SA                                     1,088   52,721
    Vidrala SA                                                 231    7,700
    Viscofan SA                                              1,999  103,878
                                                                   --------
TOTAL SPAIN                                                         476,975
                                                                   --------
SWEDEN -- (3.0%)
    AarhusKarlshamn AB                                         831   43,648
    AddTech AB Class B                                         652   22,293
    Avanza Bank Holding AB                                     361    8,007
#   Axfood AB                                                  814   35,867
#   Axis Communications AB                                   1,201   33,073
    Betsson AB                                                 817   23,931
    BioGaia AB Class B                                          11      385
#   Clas Ohlson AB Class B                                     802   10,815

                                     1714

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
SWEDEN -- (Continued)
#   Concentric AB                                             231  $  2,360
    Hexpol AB                                                 776    43,755
*   HIQ International AB (B97F1H4)                            881       325
    HIQ International AB (B83KBP4)                            881     5,000
#   Hoganas AB Class B                                        579    27,734
    Indutrade AB                                              314    10,905
#   Intrum Justitia AB                                      2,871    59,048
#   JM AB                                                   3,278    73,825
#   Mekonomen AB                                              593    18,746
    Modern Times Group AB Class B                           1,650    70,818
*   Net Entertainment NE AB Class B                           260     4,082
    Oriflame Cosmetics SA                                   1,647    59,706
*   Rezidor Hotel Group AB                                  2,035     9,657
    Securitas AB Class B                                    5,417    53,305
#   Sweco AB Class B                                          345     4,156
#   Systemair AB                                              683    11,139
    Unibet Group P.L.C.                                       857    29,698
                                                                   --------
TOTAL SWEDEN                                                        662,278
                                                                   --------
SWITZERLAND -- (4.4%)
    ams AG                                                    310    28,932
    APG SGA SA                                                  4     1,002
    Ascom Holding AG                                          516     6,690
    Belimo Holding AG                                          15    34,149
    Bossard Holding AG                                         80    11,814
    Bucher Industries AG                                      271    65,412
    Burckhardt Compression Holding AG                          74    30,264
    Daetwyler Holding AG                                      244    27,772
*   Dufry AG                                                  991   132,024
    Emmi AG                                                    40    12,390
    Flughafen Zuerich AG                                      124    60,333
    Forbo Holding AG                                           49    31,638
#   Galenica AG                                               104    68,287
*   Gategroup Holding AG                                      780    15,117
    Implenia AG                                               383    21,039
    Inficon Holding AG                                         14     4,355
    Kaba Holding AG Class B                                    96    37,587
    Kuoni Reisen Holding AG                                    96    29,301
    LEM Holding SA                                              8     4,856
#   Logitech International SA                               3,668    23,388
    Micronas Semiconductor Holding AG                         843     5,943
    Mobilezone Holding AG                                     128     1,243
    Nobel Biocare Holding AG                                4,498    50,415
    OC Oerlikon Corp. AG                                    6,796    78,666
    Phoenix Mecano AG                                           6     3,034
    PubliGroupe AG                                             22     3,189
    Rieter Holding AG                                          70    11,699
    Straumann Holding AG                                      163    21,398
    Swisslog Holding AG                                     4,879     6,413
    Swissquote Group Holding SA                                91     3,024
    Tecan Group AG                                            432    40,214
*   Temenos Group AG                                        2,507    59,289

                                     1715

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                            SHARES VALUE++
                                                            ------ --------
SWITZERLAND -- (Continued)
    Valora Holding AG                                           72 $ 14,137
    Zuger Kantonalbank AG                                        5   26,809
                                                                   --------
TOTAL SWITZERLAND                                                   971,823
                                                                   --------
UNITED KINGDOM -- (20.1%)
    AMEC P.L.C.                                             10,585  166,861
    Anite P.L.C.                                             4,562    8,684
    Ashmore Group P.L.C.                                    13,723   85,230
    Ashtead Group P.L.C.                                    22,195  202,983
    AZ Electronic Materials SA                              11,106   49,178
    Berendsen P.L.C.                                         4,379   52,623
    Brewin Dolphin Holdings P.L.C.                             817    2,655
    Cineworld Group P.L.C.                                     663    2,984
    Cobham P.L.C.                                           30,906  120,407
    Consort Medical P.L.C.                                     334    4,152
    Daily Mail & General Trust P.L.C.                       12,644  135,120
    Dechra Pharmaceuticals P.L.C.                            2,401   26,791
    Devro P.L.C.                                             4,178   21,460
    Dialight P.L.C.                                            550   11,089
    Dignity P.L.C.                                           1,844   39,447
    Domino's Pizza Group P.L.C.                              5,387   54,525
    Dunelm Group P.L.C.                                      3,918   51,508
    Electrocomponents P.L.C.                                13,634   50,955
    Elementis P.L.C.                                        16,283   66,848
    Euromoney Institutional Investor P.L.C.                    799   12,176
    Fenner P.L.C.                                            5,142   28,126
    Fidessa Group P.L.C.                                     1,064   29,681
    Filtrona P.L.C.                                          6,543   71,959
    Genus P.L.C.                                             1,502   31,645
    Go-Ahead Group P.L.C.                                    1,113   26,793
    Greggs P.L.C.                                            2,898   18,667
    Halfords Group P.L.C.                                    5,597   29,976
    Halma P.L.C.                                            16,529  128,674
    Hays P.L.C.                                             61,999   90,152
    Hilton Food Group P.L.C.                                   327    1,805
    Howden Joinery Group P.L.C.                             27,356  105,796
    IG Group Holdings P.L.C.                                15,465  129,531
    Inmarsat P.L.C.                                         14,736  165,637
    Invensys P.L.C.                                         35,368  211,750
    ITE Group P.L.C.                                         7,507   30,600
    James Fisher & Sons P.L.C.                                 295    4,608
    Jardine Lloyd Thompson Group P.L.C.                      4,869   64,201
    JD Wetherspoon P.L.C.                                    2,723   24,863
    John Menzies P.L.C.                                        369    4,184
    Kcom Group P.L.C.                                       14,627   19,238
    Kier Group P.L.C.                                        1,943   35,394
    Ladbrokes P.L.C.                                        41,012  120,762
    LSL Property Services P.L.C.                               592    3,226
    Michael Page International P.L.C.                       10,720   62,223
    Micro Focus International P.L.C.                         4,461   46,438
    Mitie Group P.L.C.                                      11,711   50,263
    Moneysupermarket.com Group P.L.C.                        7,698   24,004

                                     1716

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                           SHARES     VALUE++
                                                           -------- -----------
UNITED KINGDOM -- (Continued)
      Morgan Advanced Materials P.L.C.                       13,637 $    55,514
*     Mothercare P.L.C.                                       1,337       6,581
      NCC Group P.L.C.                                        2,206       3,872
      Oxford Instruments P.L.C.                               2,134      51,149
      Pace P.L.C.                                            10,257      39,591
      PayPoint P.L.C.                                           734       9,292
      Premier Farnell P.L.C.                                 18,076      59,428
      Rank Group P.L.C.                                         810       2,114
      Renishaw P.L.C.                                         1,212      31,043
      Restaurant Group P.L.C. (The)                           7,141      53,506
      Rightmove P.L.C.                                        3,787     112,975
      Rotork P.L.C.                                           3,833     173,410
      RPC Group P.L.C.                                        4,154      25,686
      Senior P.L.C.                                          15,841      62,871
      Spectris P.L.C.                                         5,162     169,447
      Spirax-Sarco Engineering P.L.C.                         2,960     120,919
*     Sports Direct International P.L.C.                      6,522      47,394
      Sthree P.L.C.                                           1,196       6,237
*     SuperGroup P.L.C.                                         980      10,556
      Synthomer P.L.C.                                        4,149      12,973
      TalkTalk Telecom Group P.L.C.                          20,139      78,490
      Ted Baker P.L.C.                                          298       6,268
      Telecity Group P.L.C.                                   8,317     119,365
      Telecom Plus P.L.C.                                     1,847      35,018
*     Thomas Cook Group P.L.C.                               23,990      48,247
      UBM P.L.C.                                              9,324     106,044
      Ultra Electronics Holdings P.L.C.                       1,953      50,108
      Victrex P.L.C.                                          3,446      85,974
      WH Smith P.L.C.                                         4,491      51,688
      WS Atkins P.L.C.                                        3,593      50,390
                                                                    -----------
TOTAL UNITED KINGDOM                                                  4,412,022
                                                                    -----------
TOTAL COMMON STOCKS                                                  19,546,915
                                                                    -----------

                                                           SHARES/
                                                            FACE
                                                           AMOUNT
                                                            (000)     VALUE+
                                                           -------- -----------
SECURITIES LENDING COLLATERAL -- (10.8%)
(S)@  DFA Short Term Investment Fund                        172,861   2,000,000
@     Repurchase Agreement, Deutsche Bank Securities,
        Inc. 0.16%, 05/01/13 (Collateralized by $374,960
        FNMA, rates ranging from 3.000% to 3.500%,
        maturities ranging from 09/01/32 to 08/01/42,
        valued at $383,224) to be repurchased at $375,712  $    376     375,710
                                                                    -----------
TOTAL SECURITIES LENDING COLLATERAL                                   2,375,710
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $20,569,501)                    $21,922,625
                                                                    ===========

                                     1717

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

       (a)Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the

          Registrant's Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

       (b)There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1)This item is not applicable.

    (a)(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

    (a)(3)This item is not applicable.

       (b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFA Investment Dimensions Group Inc.

By:    /s/ David G. Booth
       -------------------------------
       David G. Booth
       Chairman, Director, President and
       Co-Chief Executive Officer

Date:  July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ David G. Booth
       -------------------------------
       David G. Booth
       Principal Executive Officer
       DFA Investment Dimensions Group Inc.

Date:  July 1, 2013

By:    /s/ David R. Martin
       -------------------------------
       David R. Martin
       Principal Financial Officer
       DFA Investment Dimensions Group Inc.

Date:  July 1, 2013